================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                  FORM N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-3258

                               -----------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -----------------

              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                               -----------------

          CATHERINE L. NEWELL, ESQUIRE, PRESIDENT AND GENERAL COUNSEL
                     DFA INVESTMENT DIMENSIONS GROUP INC.,
              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 512-306-7400

                      DATE OF FISCAL YEAR END: OCTOBER 31

          DATE OF REPORTING PERIOD: NOVEMBER 1, 2018 - APRIL 30, 2019

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                             [LOGO] Dimensional

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

ENHANCED U.S. LARGE COMPANY PORTFOLIO       GLOBAL SMALL COMPANY PORTFOLIO        WORLD EX U.S. VALUE PORTFOLIO

U.S. LARGE CAP EQUITY PORTFOLIO             INTERNATIONAL SMALL COMPANY PORTFOLIO WORLD EX U.S. TARGETED VALUE PORTFOLIO

U.S. LARGE CAP VALUE PORTFOLIO              JAPANESE SMALL COMPANY PORTFOLIO      WORLD EX U.S. CORE EQUITY PORTFOLIO

U.S. TARGETED VALUE PORTFOLIO               ASIA PACIFIC SMALL COMPANY PORTFOLIO  WORLD CORE EQUITY PORTFOLIO

U.S. SMALL CAP VALUE PORTFOLIO              UNITED KINGDOM SMALL COMPANY          SELECTIVELY HEDGED GLOBAL EQUITY
                                            PORTFOLIO                             PORTFOLIO

U.S. CORE EQUITY 1 PORTFOLIO                CONTINENTAL SMALL COMPANY PORTFOLIO   EMERGING MARKETS PORTFOLIO

U.S. CORE EQUITY 2 PORTFOLIO                DFA INTERNATIONAL REAL ESTATE         EMERGING MARKETS SMALL CAP PORTFOLIO
                                            SECURITIES PORTFOLIO

U.S. VECTOR EQUITY PORTFOLIO                DFA GLOBAL REAL ESTATE SECURITIES     EMERGING MARKETS VALUE PORTFOLIO
                                            PORTFOLIO

U.S. SMALL CAP PORTFOLIO                    DFA INTERNATIONAL SMALL CAP VALUE     EMERGING MARKETS CORE EQUITY
                                            PORTFOLIO                             PORTFOLIO

U.S. MICRO CAP PORTFOLIO                    INTERNATIONAL VECTOR EQUITY PORTFOLIO EMERGING MARKETS TARGETED VALUE
                                                                                  PORTFOLIO

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO  INTERNATIONAL HIGH RELATIVE           DFA COMMODITY STRATEGY PORTFOLIO
                                            PROFITABILITY PORTFOLIO

DFA REAL ESTATE SECURITIES PORTFOLIO

LARGE CAP INTERNATIONAL PORTFOLIO

INTERNATIONAL CORE EQUITY PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO      U.S. LARGE COMPANY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

THE U.S. LARGE CAP VALUE SERIES        THE CONTINENTAL SMALL COMPANY SERIES

THE DFA INTERNATIONAL VALUE SERIES     THE CANADIAN SMALL COMPANY SERIES

THE JAPANESE SMALL COMPANY SERIES      THE EMERGING MARKETS SERIES

THE ASIA PACIFIC SMALL COMPANY SERIES  THE EMERGING MARKETS SMALL CAP SERIES

THE UNITED KINGDOM SMALL COMPANY
SERIES

DIMENSIONAL EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[LOGO] DIMENSIONAL

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                    /s/ Gerard K. O'Reilly

DAVID P. BUTLER                        GERARD K. O'REILLY

Co-Chief Executive Officer             Co-Chief Executive Officer and

                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..............................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Disclosure of Fund Expenses..........................................   3
   Disclosure of Portfolio Holdings.....................................   8
   Schedules of Investments/Summary Schedules of Portfolio Holdings
       Enhanced U.S. Large Company Portfolio............................  11
       U.S. Large Cap Equity Portfolio..................................  16
       U.S. Large Cap Value Portfolio...................................  19
       U.S. Targeted Value Portfolio....................................  20
       U.S. Small Cap Value Portfolio...................................  23
       U.S. Core Equity 1 Portfolio.....................................  26
       U.S. Core Equity 2 Portfolio.....................................  29
       U.S. Vector Equity Portfolio.....................................  32
       U.S. Small Cap Portfolio.........................................  35
       U.S. Micro Cap Portfolio.........................................  38
       U.S. High Relative Profitability Portfolio.......................  41
       DFA Real Estate Securities Portfolio.............................  44
       Large Cap International Portfolio................................  46
       International Core Equity Portfolio..............................  50
       Global Small Company Portfolio...................................  54
       International Small Company Portfolio............................  55
       Japanese Small Company Portfolio.................................  56
       Asia Pacific Small Company Portfolio.............................  57
       United Kingdom Small Company Portfolio...........................  58
       Continental Small Company Portfolio..............................  59
       DFA International Real Estate Securities Portfolio...............  60
       DFA Global Real Estate Securities Portfolio......................  64
       DFA International Small Cap Value Portfolio......................  66
       International Vector Equity Portfolio............................  70
       International High Relative Profitability Portfolio..............  74
       World ex U.S. Value Portfolio....................................  78
       World ex U.S. Targeted Value Portfolio...........................  79
       World ex U.S. Core Equity Portfolio..............................  84
       World Core Equity Portfolio......................................  90
       Selectively Hedged Global Equity Portfolio.......................  91
       Emerging Markets Portfolio.......................................  93
       Emerging Markets Small Cap Portfolio.............................  94
       Emerging Markets Value Portfolio.................................  95
       Emerging Markets Core Equity Portfolio...........................  96
       Emerging Markets Targeted Value Portfolio........................ 101
   Statements of Assets and Liabilities................................. 105
   Statements of Operations............................................. 113
   Statements of Changes in Net Assets.................................. 121
   Financial Highlights................................................. 133
   Notes to Financial Statements........................................ 155
   Section 19(a) Notice................................................. 193
DFA INVESTMENT DIMENSIONS GROUP INC. - DFA COMMODITY STRATEGY PORTFOLIO
   Consolidated Disclosure of Fund Expenses............................. 195
   Consolidated Disclosure of Portfolio Holdings........................ 197
   Consolidated Schedule of Investments

TABLE OF CONTENTS

CONTINUED

                                                                    PAGE
                                                                    ----
       DFA Commodity Strategy Portfolio............................ 198
   Consolidated Statement of Assets and Liabilities................ 210
   Consolidated Statement of Operations............................ 211
   Consolidated Statement of Changes in Net Assets................. 212
   Consolidated Financial Highlights............................... 213
   Consolidated Notes to Financial Statements...................... 214
DIMENSIONAL INVESTMENT GROUP INC.
   Disclosure of Fund Expenses..................................... 228
   Disclosure of Portfolio Holdings................................ 230
   Schedule of Investments/Summary Schedule of Portfolio Holdings
       DFA International Value Portfolio........................... 231
       U.S. Large Company Portfolio................................ 232
   Statements of Assets and Liabilities............................ 235
   Statements of Operations........................................ 236
   Statements of Changes in Net Assets............................. 237
   Financial Highlights............................................ 238
   Notes to Financial Statements................................... 241
   Section 19(a) Notice............................................ 252
THE DFA INVESTMENT TRUST COMPANY
   Disclosure of Fund Expenses..................................... 253
   Disclosure of Portfolio Holdings................................ 255
   Summary Schedules of Portfolio Holdings
       The U.S. Large Cap Value Series............................. 257
       The DFA International Value Series.......................... 260
       The Japanese Small Company Series........................... 264
       The Asia Pacific Small Company Series....................... 267
       The United Kingdom Small Company Series..................... 269
       The Continental Small Company Series........................ 272
       The Canadian Small Company Series........................... 276
       The Emerging Markets Series................................. 279
       The Emerging Markets Small Cap Series....................... 283
   Statements of Assets and Liabilities............................ 287
   Statements of Operations........................................ 289
   Statements of Changes in Net Assets............................. 291
   Financial Highlights............................................ 294
   Notes to Financial Statements................................... 299
DIMENSIONAL EMERGING MARKETS VALUE FUND
   Disclosure of Fund Expenses..................................... 313
   Disclosure of Portfolio Holdings................................ 315
   Summary Schedule of Portfolio Holdings
       Dimensional Emerging Markets Value Fund..................... 316
   Statement of Assets and Liabilities............................. 320
   Statement of Operations......................................... 321
   Statements of Changes in Net Assets............................. 322
   Financial Highlights............................................ 323
   Notes to Financial Statements................................... 324
VOTING PROXIES ON FUND PORTFOLIO SECURITIES........................ 333
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS................. 334

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations
  P.L.C.  Public Limited Company
  SA      Special Assessment
  ADR     American Depositary Receipt
  REIT    Real Estate Investment Trust
  GDR     Global Depositary Receipt
  CAD     Canadian Dollars
  DKK     Danish Krone
  EUR     Euro
  GBP     British Pounds
  NOK     Norwegian Krone
  SEK     Swedish Krona
  USD     United States Dollar
  AUD     Australian Dollars
  CHF     Swiss Franc
  HKD     Hong Kong Dollar
  ILS     Israeli New Shekel
  JPY     Japanese Yen
  NZD     New Zealand Dollars
  SGD     Singapore Dollars

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Investment Footnotes
  ^                           Denominated in USD, unless otherwise noted.
  +                           See Note B to Financial Statements.
  (OMEGA)                     Rule 144A, Section 4(2), or other security that
                              is restricted as to resale to institutional
                              investors. This security has been deemed liquid
                              based upon the Fund's Liquidity Guidelines.
  #                           Total or Partial Securities on Loan.
  (double left angle quote)   Total or partial security pledged as collateral
                              for Futures Contracts.
  @                           Security purchased with cash proceeds from
                              Securities on Loan.
  (S)                         Affiliated Fund.
  ++                          Calculated as a percentage of total net assets.
                              Percentages shown parenthetically next to the
                              category headings have been calculated as a
                              percentage of total investments "Other
                              Securities" are those securities that are not
                              among the top 50 holdings in unaffiliated
                              issuers of the Fund or do not represent more
                              than 1.0% of the net assets of the Fund. Some of
                              the individual securities within this category
                              may include Total or Partial Securities on Loan
                              and/or Non-Income Producing Securities.
  *                           Non-Income Producing Securities.
  (double right angle quote)  Securities that have generally been fair value factored. See Note B to Financial Statements.
  ~                           Total or partial security pledged as collateral
                              for Swap Agreements.

FINANCIAL HIGHLIGHTS
--------------------

  (A)                         Computed using average shares outstanding.
  (B)                         Non-Annualized
  (C)                         Annualized
  (D)                         Represents the combined ratios for the
                              respective portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying
                              Fund(s).
  (E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

  --                          Amounts designated as -- are either zero or
                                rounded to zero.
  SEC                         Securities and Exchange Commission
  (a)                         Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                       BEGINNING  ENDING               EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                         VALUE    VALUE     EXPENSE     DURING
                                       11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                       --------- --------- ---------- ----------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
-------------------------------------
Actual Fund Return.................... $1,000.00 $1,108.60    0.15%     $0.78
Hypothetical 5% Annual Return......... $1,000.00 $1,024.05    0.15%     $0.75

U.S. LARGE CAP EQUITY PORTFOLIO
-------------------------------
Actual Fund Return.................... $1,000.00 $1,095.20    0.18%     $0.94
Hypothetical 5% Annual Return......... $1,000.00 $1,023.90    0.18%     $0.90

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                            BEGINNING  ENDING               EXPENSES
                                             ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                              VALUE    VALUE     EXPENSE     DURING
                                            11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                            --------- --------- ---------- ----------
U.S. LARGE CAP VALUE PORTFOLIO (2)
----------------------------------
Actual Fund Return......................... $1,000.00 $1,043.70    0.27%     $1.37
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.46    0.27%     $1.35

U.S. TARGETED VALUE PORTFOLIO
-----------------------------
Actual Fund Return
   Class R1 Shares......................... $1,000.00 $1,042.00    0.47%     $2.38
   Class R2 Shares......................... $1,000.00 $1,041.70    0.62%     $3.14
   Institutional Class Shares.............. $1,000.00 $1,042.60    0.37%     $1.87
Hypothetical 5% Annual Return
   Class R1 Shares......................... $1,000.00 $1,022.46    0.47%     $2.36
   Class R2 Shares......................... $1,000.00 $1,021.72    0.62%     $3.11
   Institutional Class Shares.............. $1,000.00 $1,022.96    0.37%     $1.86

U.S. SMALL CAP VALUE PORTFOLIO
------------------------------
Actual Fund Return......................... $1,000.00 $1,020.30    0.52%     $2.60
Hypothetical 5% Annual Return.............. $1,000.00 $1,022.22    0.52%     $2.61

U.S. CORE EQUITY 1 PORTFOLIO
----------------------------
Actual Fund Return......................... $1,000.00 $1,084.80    0.19%     $0.98
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.85    0.19%     $0.95

U.S. CORE EQUITY 2 PORTFOLIO
----------------------------
Actual Fund Return......................... $1,000.00 $1,076.00    0.22%     $1.13
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.70    0.22%     $1.10

U.S. VECTOR EQUITY PORTFOLIO
----------------------------
Actual Fund Return......................... $1,000.00 $1,056.00    0.32%     $1.63
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.21    0.32%     $1.61

U.S. SMALL CAP PORTFOLIO
------------------------
Actual Fund Return......................... $1,000.00 $1,038.10    0.37%     $1.87
Hypothetical 5% Annual Return.............. $1,000.00 $1,022.96    0.37%     $1.86

U.S. MICRO CAP PORTFOLIO
------------------------
Actual Fund Return......................... $1,000.00 $1,023.20    0.52%     $2.61
Hypothetical 5% Annual Return.............. $1,000.00 $1,022.22    0.52%     $2.61

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
------------------------------------------
Actual Fund Return......................... $1,000.00 $1,107.00    0.25%     $1.31
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.56    0.25%     $1.25

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                    BEGINNING  ENDING               EXPENSES
                                                     ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                      VALUE    VALUE     EXPENSE     DURING
                                                    11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                    --------- --------- ---------- ----------
DFA REAL ESTATE SECURITIES PORTFOLIO
------------------------------------
Actual Fund Return................................. $1,000.00 $1,131.40    0.18%     $0.95
Hypothetical 5% Annual Return...................... $1,000.00 $1,023.90    0.18%     $0.90

LARGE CAP INTERNATIONAL PORTFOLIO
---------------------------------
Actual Fund Return................................. $1,000.00 $1,078.10    0.23%     $1.19
Hypothetical 5% Annual Return...................... $1,000.00 $1,023.65    0.23%     $1.15

INTERNATIONAL CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return................................. $1,000.00 $1,061.90    0.30%     $1.53
Hypothetical 5% Annual Return...................... $1,000.00 $1,023.31    0.30%     $1.51

GLOBAL SMALL COMPANY PORTFOLIO (3)
----------------------------------
Actual Fund Return................................. $1,000.00 $1,053.30    0.49%     $2.49
Hypothetical 5% Annual Return...................... $1,000.00 $1,022.37    0.49%     $2.46

INTERNATIONAL SMALL COMPANY PORTFOLIO (3)
-----------------------------------------
Actual Fund Return................................. $1,000.00 $1,049.10    0.54%     $2.74
Hypothetical 5% Annual Return...................... $1,000.00 $1,022.12    0.54%     $2.71

JAPANESE SMALL COMPANY PORTFOLIO (2)
------------------------------------
Actual Fund Return................................. $1,000.00 $  984.10    0.54%     $2.66
Hypothetical 5% Annual Return...................... $1,000.00 $1,022.12    0.54%     $2.71

ASIA PACIFIC SMALL COMPANY PORTFOLIO (2)
----------------------------------------
Actual Fund Return................................. $1,000.00 $1,095.30    0.56%     $2.91
Hypothetical 5% Annual Return...................... $1,000.00 $1,022.02    0.56%     $2.81

UNITED KINGDOM SMALL COMPANY PORTFOLIO (2)
------------------------------------------
Actual Fund Return................................. $1,000.00 $1,093.00    0.59%     $3.06
Hypothetical 5% Annual Return...................... $1,000.00 $1,021.87    0.59%     $2.96

CONTINENTAL SMALL COMPANY PORTFOLIO (2)
---------------------------------------
Actual Fund Return................................. $1,000.00 $1,070.90    0.55%     $2.82
Hypothetical 5% Annual Return...................... $1,000.00 $1,022.07    0.55%     $2.76

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
--------------------------------------------------
Actual Fund Return................................. $1,000.00 $1,111.80    0.28%     $1.47
Hypothetical 5% Annual Return...................... $1,000.00 $1,023.41    0.28%     $1.40

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO (4)
-----------------------------------------------
Actual Fund Return................................. $1,000.00 $1,124.00    0.24%     $1.26
Hypothetical 5% Annual Return...................... $1,000.00 $1,023.60    0.24%     $1.20

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                     BEGINNING  ENDING               EXPENSES
                                                      ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                       VALUE    VALUE     EXPENSE     DURING
                                                     11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                     --------- --------- ---------- ----------
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
-------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,023.00    0.69%     $3.46
Hypothetical 5% Annual Return....................... $1,000.00 $1,021.37    0.69%     $3.46

INTERNATIONAL VECTOR EQUITY PORTFOLIO
-------------------------------------
Actual Fund Return.................................. $1,000.00 $1,048.40    0.49%     $2.49
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.37    0.49%     $2.46

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
---------------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,095.40    0.35%     $1.82
Hypothetical 5% Annual Return....................... $1,000.00 $1,023.06    0.35%     $1.76

WORLD EX U.S. VALUE PORTFOLIO (3)
---------------------------------
Actual Fund Return.................................. $1,000.00 $1,055.40    0.53%     $2.70
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.17    0.53%     $2.66

WORLD EX U.S. TARGETED VALUE PORTFOLIO
--------------------------------------
Actual Fund Return.................................. $1,000.00 $1,060.30    0.68%     $3.47
Hypothetical 5% Annual Return....................... $1,000.00 $1,021.42    0.68%     $3.41

WORLD EX U.S. CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return.................................. $1,000.00 $1,080.20    0.37%     $1.91
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.96    0.37%     $1.86

WORLD CORE EQUITY PORTFOLIO (3)
-------------------------------
Actual Fund Return.................................. $1,000.00 $1,081.40    0.33%     $1.70
Hypothetical 5% Annual Return....................... $1,000.00 $1,023.16    0.33%     $1.66

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO (3)
----------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,084.30    0.35%     $1.81
Hypothetical 5% Annual Return....................... $1,000.00 $1,023.06    0.35%     $1.76

EMERGING MARKETS PORTFOLIO (2)
------------------------------
Actual Fund Return.................................. $1,000.00 $1,120.20    0.48%     $2.52
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.41    0.48%     $2.41

EMERGING MARKETS SMALL CAP PORTFOLIO (2)
----------------------------------------
Actual Fund Return.................................. $1,000.00 $1,144.00    0.71%     $3.77
Hypothetical 5% Annual Return....................... $1,000.00 $1,021.27    0.71%     $3.56

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                               BEGINNING  ENDING               EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                 VALUE    VALUE     EXPENSE     DURING
                                               11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                               --------- --------- ---------- ----------
EMERGING MARKETS VALUE PORTFOLIO (2)
------------------------------------
Actual Fund Return
   Class R2 Shares............................ $1,000.00 $1,093.00    0.80%     $4.15
   Institutional Class Shares................. $1,000.00 $1,094.30    0.55%     $2.86
Hypothetical 5% Annual Return
   Class R2 Shares............................ $1,000.00 $1,020.83    0.80%     $4.01
   Institutional Class Shares................. $1,000.00 $1,022.07    0.55%     $2.76

EMERGING MARKETS CORE EQUITY PORTFOLIO
--------------------------------------
Actual Fund Return............................ $1,000.00 $1,125.40    0.52%     $2.74
Hypothetical 5% Annual Return................. $1,000.00 $1,022.22    0.52%     $2.61

EMERGING MARKETS TARGETED VALUE PORTFOLIO (5)
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,202.10    0.85%     $4.64
Hypothetical 5% Annual Return................. $1,000.00 $1,018.99    0.85%     $3.93

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).
(3)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).
(4)The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund's portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).
(5)Emerging Markets Targeted Value Portfolio commenced operations on
   November 14, 2018. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (167), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2019 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company's holdings, which reflect the investments by category or country.

FEEDER FUNDS

                                                AFFILIATED INVESTMENT COMPANIES
                                                -------------------------------
U.S. Large Cap Value Portfolio.................              100.0%
Japanese Small Company Portfolio...............              100.0%
Asia Pacific Small Company Portfolio...........              100.0%
United Kingdom Small Company Portfolio.........              100.0%
Continental Small Company Portfolio............              100.0%
Emerging Markets Portfolio.....................              100.0%
Emerging Markets Small Cap Portfolio...........              100.0%
Emerging Markets Value Portfolio...............              100.0%

FUNDS OF FUNDS

                                                AFFILIATED INVESTMENT COMPANIES
                                                -------------------------------
Global Small Company Portfolio.................              100.0%
International Small Company Portfolio..........              100.0%
World ex U.S. Value Portfolio..................              100.0%
World Core Equity Portfolio....................              100.0%
Selectively Hedged Global Equity Portfolio.....              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

ENHANCED DOMESTIC EQUITY PORTFOLIO

                    ENHANCED U.S. LARGE COMPANY PORTFOLIO
               Corporate.................................  31.7%
               Government................................  17.9%
               Foreign Corporate.........................  31.0%
               Foreign Government........................  16.2%
               Supranational.............................   3.2%
                                                          -----
                                                          100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       U.S. LARGE CAP EQUITY PORTFOLIO
               Communication Services....................   9.7%
               Consumer Discretionary....................  12.0%
               Consumer Staples..........................   6.7%
               Energy....................................   5.3%
               Financials................................  13.6%
               Health Care...............................  13.0%
               Industrials...............................  11.9%
               Information Technology....................  21.4%
               Materials.................................   3.7%
               Real Estate...............................   0.2%
               Utilities.................................   2.5%
                                                          -----
                                                          100.0%

                        U.S. TARGETED VALUE PORTFOLIO
               Communication Services....................   3.4%
               Consumer Discretionary....................  13.4%
               Consumer Staples..........................   4.4%
               Energy....................................   8.4%
               Financials................................  28.0%
               Health Care...............................   4.5%
               Industrials...............................  19.6%
               Information Technology....................  12.1%
               Materials.................................   5.8%
               Real Estate...............................   0.3%
               Utilities.................................   0.1%
                                                          -----
                                                          100.0%

                        U.S. SMALL CAP VALUE PORTFOLIO
               Communication Services....................   4.4%
               Consumer Discretionary....................  13.3%
               Consumer Staples..........................   3.9%
               Energy....................................  11.4%
               Financials................................  27.3%
               Health Care...............................   3.5%
               Industrials...............................  18.4%
               Information Technology....................  10.9%
               Materials.................................   6.4%
               Real Estate...............................   0.4%
               Utilities.................................   0.1%
                                                          -----
                                                          100.0%

                         U.S. CORE EQUITY 1 PORTFOLIO
               Communication Services....................   7.9%
               Consumer Discretionary....................  13.1%
               Consumer Staples..........................   6.1%
               Energy....................................   5.4%
               Financials................................  14.9%
               Health Care...............................  11.3%
               Industrials...............................  13.3%
               Information Technology....................  20.7%
               Materials.................................   4.1%
               Real Estate...............................   0.3%
               Utilities.................................   2.9%
                                                          -----
                                                          100.0%

                         U.S. CORE EQUITY 2 PORTFOLIO
               Communication Services....................   7.9%
               Consumer Discretionary....................  12.4%
               Consumer Staples..........................   5.8%
               Energy....................................   5.8%
               Financials................................  17.2%
               Health Care...............................  11.0%
               Industrials...............................  14.4%
               Information Technology....................  18.8%
               Materials.................................   4.4%
               Real Estate...............................   0.3%
               Utilities.................................   2.0%
                                                          -----
                                                          100.0%

                         U.S. VECTOR EQUITY PORTFOLIO
               Communication Services....................   6.7%
               Consumer Discretionary....................  11.4%
               Consumer Staples..........................   3.9%
               Energy....................................   6.7%
               Financials................................  24.7%
               Health Care...............................   8.5%
               Industrials...............................  16.3%
               Information Technology....................  15.0%
               Materials.................................   5.1%
               Real Estate...............................   0.5%
               Utilities.................................   1.2%
                                                          -----
                                                          100.0%

                           U.S. SMALL CAP PORTFOLIO
               Communication Services....................   4.1%
               Consumer Discretionary....................  14.7%
               Consumer Staples..........................   4.4%
               Energy....................................   5.5%
               Financials................................  19.6%
               Health Care...............................   8.7%
               Industrials...............................  19.6%
               Information Technology....................  14.1%
               Materials.................................   5.1%
               Real Estate...............................   0.7%
               Utilities.................................   3.5%
                                                          -----
                                                          100.0%

                           U.S. MICRO CAP PORTFOLIO
               Communication Services....................   3.4%
               Consumer Discretionary....................  13.2%
               Consumer Staples..........................   3.8%
               Energy....................................   6.5%
               Financials................................  21.6%
               Health Care...............................  10.3%
               Industrials...............................  19.8%
               Information Technology....................  13.6%
               Materials.................................   4.4%
               Real Estate...............................   1.1%
               Utilities.................................   2.3%
                                                          -----
                                                          100.0%

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
               Communication Services....................   6.1%
               Consumer Discretionary....................  18.1%
               Consumer Staples..........................   9.5%
               Energy....................................   2.0%
               Financials................................   3.8%
               Health Care...............................   9.3%
               Industrials...............................  17.8%
               Information Technology....................  30.4%
               Materials.................................   3.0%
               Utilities.................................   0.0%
                                                          -----
                                                          100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

                     DFA REAL ESTATE SECURITIES PORTFOLIO
               Real Estate............................... 100.0%
                                                          -----
                                                          100.0%

                      LARGE CAP INTERNATIONAL PORTFOLIO
               Communication Services....................   5.9%
               Consumer Discretionary....................  12.7%
               Consumer Staples..........................  10.1%
               Energy....................................   7.3%
               Financials................................  18.7%
               Health Care...............................   8.8%
               Industrials...............................  15.4%
               Information Technology....................   6.1%
               Materials.................................   9.8%
               Real Estate...............................   2.0%
               Utilities.................................   3.2%
                                                          -----
                                                          100.0%

                     INTERNATIONAL CORE EQUITY PORTFOLIO
               Communication Services....................   6.1%
               Consumer Discretionary....................  14.2%
               Consumer Staples..........................   7.5%
               Energy....................................   7.1%
               Financials................................  16.4%
               Health Care...............................   6.0%
               Industrials...............................  18.2%
               Information Technology....................   6.3%
               Materials.................................  12.5%
               Real Estate...............................   2.6%
               Utilities.................................   3.1%
                                                          -----
                                                          100.0%

                   DFA INTERNATIONAL REAL ESTATE SECURITIES
                                  PORTFOLIO
               Real Estate............................... 100.0%
                                                          -----
                                                          100.0%

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
               Affiliated Investment Companies............  49.8%
               Real Estate................................  50.2%
                                                           -----
                                                           100.0%

                 DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
               Communication Services....................   2.7%
               Consumer Discretionary....................  13.9%
               Consumer Staples..........................   4.8%
               Energy....................................   7.3%
               Financials................................  19.8%
               Health Care...............................   2.3%
               Industrials...............................  24.2%
               Information Technology....................   4.3%
               Materials.................................  15.4%
               Real Estate...............................   3.3%
               Utilities.................................   2.0%
                                                          -----
                                                          100.0%

                    INTERNATIONAL VECTOR EQUITY PORTFOLIO
               Communication Services....................   5.2%
               Consumer Discretionary....................  13.9%
               Consumer Staples..........................   5.9%
               Energy....................................   7.1%
               Financials................................  18.2%
               Health Care...............................   4.6%
               Industrials...............................  19.8%
               Information Technology....................   6.6%
               Materials.................................  13.6%
               Real Estate...............................   2.9%
               Utilities.................................   2.2%
                                                          -----
                                                          100.0%

                  INTERNATIONAL HIGH RELATIVE PROFITABILITY
                                  PORTFOLIO
               Communication Services....................   9.4%
               Consumer Discretionary....................  17.3%
               Consumer Staples..........................  12.4%
               Energy....................................   4.2%
               Financials................................   4.8%
               Health Care...............................  10.9%
               Industrials...............................  20.0%
               Information Technology....................   7.0%
               Materials.................................  11.1%
               Real Estate...............................   0.6%
               Utilities.................................   2.3%
                                                          -----
                                                          100.0%

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO
               Communication Services....................   4.0%
               Consumer Discretionary....................  14.4%
               Consumer Staples..........................   4.7%
               Energy....................................   5.9%
               Financials................................  18.1%
               Health Care...............................   2.6%
               Industrials...............................  21.5%
               Information Technology....................   7.1%
               Materials.................................  15.3%
               Real Estate...............................   4.6%
               Utilities.................................   1.8%
                                                          -----
                                                          100.0%

                     WORLD EX U.S. CORE EQUITY PORTFOLIO
               Communication Services....................   6.4%
               Consumer Discretionary....................  13.3%
               Consumer Staples..........................   7.0%
               Energy....................................   6.8%
               Financials................................  17.7%
               Health Care...............................   5.4%
               Industrials...............................  15.9%
               Information Technology....................   8.8%
               Materials.................................  11.9%
               Real Estate...............................   3.6%
               Utilities.................................   3.2%
                                                          -----
                                                          100.0%

                    EMERGING MARKETS CORE EQUITY PORTFOLIO
               Communication Services....................   7.6%
               Consumer Discretionary....................  11.1%
               Consumer Staples..........................   7.2%
               Energy....................................   6.9%
               Financials................................  18.7%
               Health Care...............................   3.1%
               Industrials...............................   9.0%
               Information Technology....................  18.3%
               Materials.................................  10.8%
               Real Estate...............................   4.0%
               Utilities.................................   3.3%
                                                          -----
                                                          100.0%

                  EMERGING MARKETS TARGETED VALUE PORTFOLIO
               Communication Services....................   3.0%
               Consumer Discretionary....................  10.9%
               Consumer Staples..........................   5.1%
               Energy....................................   4.2%
               Financials................................  16.7%
               Health Care...............................   3.1%
               Industrials...............................  17.9%
               Information Technology....................  14.1%
               Materials.................................  15.7%
               Real Estate...............................   7.5%
               Utilities.................................   1.8%
                                                          -----
                                                          100.0%

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  FACE
                                                                 AMOUNT^
                                                                  (000)    VALUE+
                                                                 ------- -----------
BONDS -- (80.1%)
AUSTRALIA -- (6.3%)
Australia & New Zealand Banking Group, Ltd.
(OMEGA)  2.250%, 12/19/19...................................      1,000  $   997,345
         5.100%, 01/13/20...................................        750      762,161
Commonwealth Bank of Australia
(OMEGA)  2.250%, 03/10/20...................................      1,000      996,402
(OMEGA)  2.050%, 09/18/20...................................      1,800    1,783,837
         2.400%, 11/02/20...................................      2,096    2,087,681
National Australia Bank, Ltd.
         2.125%, 05/22/20...................................      5,586    5,554,425
         2.500%, 01/12/21...................................      3,500    3,481,541
Westpac Banking Corp.
         2.150%, 03/06/20...................................      2,204    2,194,779
         2.300%, 05/26/20...................................      3,500    3,486,790
                                                                         -----------
TOTAL AUSTRALIA.............................................              21,344,961
                                                                         -----------
BELGIUM -- (0.3%)
Dexia Credit Local SA
         0.040%, 12/11/19................................... EUR  1,000    1,123,736
                                                                         -----------
CANADA -- (15.9%)
Bank of Montreal
         1.900%, 08/27/21...................................      4,000    3,937,662
Bank of Nova Scotia (The)
         2.350%, 10/21/20...................................      1,500    1,493,269
         2.450%, 03/22/21...................................      6,000    5,976,183
CPPIB Capital, Inc.
         1.400%, 06/04/20................................... CAD  6,200    4,609,020
Manitoba, Province of Canada
         0.750%, 12/15/21................................... GBP  2,500    3,218,282
Province of Alberta Canada
         1.250%, 06/01/20................................... CAD  2,000    1,484,362
Province of British Columbia Canada
         3.700%, 12/18/20................................... CAD  6,000    4,618,303
Province of Ontario Canada
         1.650%, 09/27/19...................................      4,000    3,985,787
Province of Quebec Canada
         4.500%, 12/01/20................................... CAD  5,500    4,281,847
Province of Saskatchewan Canada
         3.900%, 07/28/20................................... CAD  6,300    4,824,812
Royal Bank of Canada
         2.350%, 12/09/19................................... CAD  1,300      972,569
         2.860%, 03/04/21................................... CAD  5,000    3,787,863
         2.030%, 03/15/21................................... CAD  2,130    1,589,352

                                                                  FACE
                                                                 AMOUNT^
                                                                  (000)    VALUE+
                                                                 ------- -----------
CANADA -- (Continued)
Toronto-Dominion Bank (The)
         1.693%, 04/02/20................................... CAD  3,000  $ 2,234,112
         2.563%, 06/24/20................................... CAD  5,000    3,754,609
         0.625%, 03/08/21................................... EUR  2,000    2,273,605
         3.250%, 06/11/21...................................      1,000    1,012,116
                                                                         -----------
TOTAL CANADA                                                              54,053,753
                                                                         -----------
DENMARK -- (2.7%)
Denmark Government Bond
         3.000%, 11/15/21................................... DKK 55,000    9,021,610
                                                                         -----------
FRANCE -- (3.1%)
Caisse d'Amortissement de la Dette Sociale
         4.250%, 04/25/20................................... EUR  1,000    1,172,615
Sanofi
         4.125%, 10/11/19................................... EUR  1,629    1,861,930
SNCF Reseau EPIC
         5.500%, 12/01/21................................... GBP  2,000    2,888,595
Total Capital Canada, Ltd.
         1.875%, 07/09/20................................... EUR    200      230,096
Total Capital International SA
         2.750%, 06/19/21...................................      2,000    2,007,283
Total Capital SA
         4.450%, 06/24/20...................................      2,200    2,245,534
                                                                         -----------
TOTAL FRANCE                                                              10,406,053
                                                                         -----------
GERMANY -- (2.1%)
Daimler Finance North America LLC
(OMEGA)  2.250%, 03/02/20...................................      1,500    1,493,423
EMD Finance LLC
(OMEGA)  2.400%, 03/19/20...................................      2,100    2,091,290
Kreditanstalt fuer Wiederaufbau
         1.375%, 01/28/20................................... CAD  5,000    3,719,489
                                                                         -----------
TOTAL GERMANY                                                              7,304,202
                                                                         -----------
IRELAND -- (0.2%)
Shire Acquisitions Investments Ireland DA
         2.400%, 09/23/21...................................        515      508,947
                                                                         -----------
JAPAN -- (3.2%)
MUFG Bank, Ltd.
(OMEGA)  2.300%, 03/05/20...................................      1,400    1,395,879
Toyota Credit Canada, Inc.
         2.250%, 05/23/19................................... CAD  1,900    1,418,639

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED


                                                                  FACE
                                                                 AMOUNT^
                                                                  (000)    VALUE+
                                                                 ------- -----------
JAPAN -- (Continued)
         1.800%, 02/19/20................................... CAD  6,500  $ 4,842,614
         2.200%, 02/25/21................................... CAD  4,500    3,363,160
                                                                         -----------
TOTAL JAPAN.................................................              11,020,292
                                                                         -----------
LUXEMBOURG -- (1.0%)
Nestle Finance International, Ltd.
         0.750%, 11/08/21................................... EUR  2,827    3,244,596
                                                                         -----------
NETHERLANDS -- (4.0%)
BNG Bank NV
         5.375%, 06/07/21................................... GBP    600      851,339
Cooperatieve Rabobank UA
         2.250%, 12/02/19...................................      1,655    1,650,704
         4.750%, 01/15/20...................................        700      710,008
Shell International Finance BV
         4.375%, 03/25/20...................................      1,547    1,570,798
         2.250%, 11/10/20...................................      2,685    2,676,311
         1.625%, 03/24/21................................... EUR  4,879    5,661,740
Toyota Motor Finance Netherlands BV
         0.250%, 01/10/22................................... EUR    500      565,001
                                                                         -----------
TOTAL NETHERLANDS...........................................              13,685,901
                                                                         -----------
NEW ZEALAND -- (0.6%)
ANZ New Zealand International Ltd.
         2.600%, 09/23/19...................................      2,200    2,198,911
                                                                         -----------
NORWAY -- (1.9%)
Norway Government Bond
(OMEGA)  3.750%, 05/25/21................................... NOK 35,000    4,252,601
Equinor ASA
         2.000%, 09/10/20................................... EUR  1,200    1,384,795
         2.900%, 11/08/20...................................        941      945,504
                                                                         -----------
TOTAL NORWAY................................................               6,582,900
                                                                         -----------
SPAIN -- (0.8%)
Telefonica Emisiones SA
         5.462%, 02/16/21...................................      2,500    2,611,429
                                                                         -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.2%)
Council Of Europe Development Bank
         1.625%, 03/10/20...................................      3,000    2,978,712
European Investment Bank
(OMEGA)  2.250%, 07/30/21................................... CAD  8,000    6,029,171

                                                                  FACE
                                                                 AMOUNT^
                                                                  (000)    VALUE+
                                                                 ------- -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Nordic Investment Bank
         1.375%, 07/15/20................................... NOK 14,890  $ 1,724,195
                                                                         -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS................              10,732,078
                                                                         -----------
SWEDEN -- (1.6%)
Kommuninvest I Sverige AB
         1.000%, 09/15/21................................... SEK 42,000    4,525,155
Svenska Handelsbanken AB
         2.400%, 10/01/20...................................      1,000      995,353
                                                                         -----------
TOTAL SWEDEN................................................               5,520,508
                                                                         -----------
SWITZERLAND -- (0.7%)
UBS Group Funding Switzerland AG
(OMEGA)  2.950%, 09/24/20...................................      2,500    2,503,897
                                                                         -----------
UNITED KINGDOM -- (1.8%)
AstraZeneca P.L.C.
         1.950%, 09/18/19...................................        700      697,090
Barclays P.L.C.
         2.750%, 11/08/19...................................      1,500    1,497,164
         2.875%, 06/08/20...................................        500      498,698
BP Capital Markets P.L.C.
         2.315%, 02/13/20...................................      2,550    2,542,119
HSBC USA, Inc.
         2.375%, 11/13/19...................................      1,000      998,170
                                                                         -----------
TOTAL UNITED KINGDOM........................................               6,233,241
                                                                         -----------
UNITED STATES -- (30.7%)
Allergan Funding SCS
         3.000%, 03/12/20...................................      1,200    1,200,432
Allergan, Inc.
         3.375%, 09/15/20...................................      1,800    1,809,667
Altria Group, Inc.
#        2.625%, 01/14/20...................................      2,000    1,996,058
American Honda Finance Corp.
#        2.150%, 03/13/20...................................      1,500    1,493,808
Amgen, Inc.
         2.200%, 05/11/20...................................      1,000      995,705
Anthem, Inc.
         2.500%, 11/21/20...................................      1,766    1,757,088
AT&T, Inc.
         2.450%, 06/30/20...................................      1,500    1,495,151
Autodesk, Inc.
         3.125%, 06/15/20...................................      1,500    1,504,495
BAE Systems Holdings, Inc.
(OMEGA)  6.375%, 06/01/19...................................        480      481,258

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                   FACE
                                                                  AMOUNT^
                                                                   (000)    VALUE+
                                                                  ------- ----------
UNITED STATES -- (Continued)
Bank of America Corp.
         2.250%, 04/21/20......................................    1,035  $1,030,931
Biogen, Inc.
         2.900%, 09/15/20......................................    2,000   1,999,395
Broadcom Corp. / Broadcom Cayman Finance Ltd.
         3.000%, 01/15/22......................................    2,900   2,883,235
Capital One NA
#        2.350%, 01/31/20......................................    1,500   1,494,968
Chevron Corp.
         1.961%, 03/03/20......................................    3,600   3,580,397
Citibank NA
         2.100%, 06/12/20......................................    1,000     993,338
Citizens Bank N.A.
         2.450%, 12/04/19......................................    2,200   2,196,328
CVS Health Corp.
         2.800%, 07/20/20......................................    1,500   1,498,539
Discovery Communications LLC
         2.750%, 11/15/19......................................    2,000   1,995,316
Eastman Chemical Co.
         2.700%, 01/15/20......................................      622     621,539
Enterprise Products Operating LLC
         5.250%, 01/31/20......................................    2,000   2,032,896
Exelon Generation Co. LLC
         2.950%, 01/15/20......................................    2,000   2,000,706
Express Scripts Holding Co.
         2.250%, 06/15/19......................................    2,000   1,998,423
General Electric Co.
#        2.200%, 01/09/20......................................    1,000     992,900
General Motors Financial Co., Inc.
         2.350%, 10/04/19......................................      429     428,212
         3.150%, 01/15/20......................................    1,600   1,602,873
Gilead Sciences, Inc.
         2.350%, 02/01/20......................................    1,500   1,495,769
Goldman Sachs Group, Inc. (The)
#        6.000%, 06/15/20......................................    1,000   1,034,197
Harley-Davidson Financial Services, Inc.
(OMEGA)  2.150%, 02/26/20......................................    1,000     992,752
Humana, Inc.
         2.625%, 10/01/19......................................    2,981   2,977,725
JM Smucker Co. (The)
         2.500%, 03/15/20......................................    1,061   1,058,323
John Deere Capital Corp.
         2.050%, 03/10/20......................................      220     218,922
JPMorgan Chase & Co.
         2.250%, 01/23/20......................................    1,000     996,963
#        4.950%, 03/25/20......................................    2,000   2,039,999
Kraft Heinz Foods Co.
         5.375%, 02/10/20......................................    1,500   1,527,441

                                                                   FACE
                                                                  AMOUNT^
                                                                   (000)    VALUE+
                                                                  ------- ----------
UNITED STATES -- (Continued)
Lowe's Cos., Inc.
#        3.750%, 04/15/21....................................      2,500  $2,545,274
LyondellBasell Industries NV
         6.000%, 11/15/21....................................      2,500   2,663,688
Manufacturers & Traders Trust Co.
         2.100%, 02/06/20....................................        400     398,135
Markel Corp.
         7.125%, 09/30/19....................................        527     535,166
         5.350%, 06/01/21....................................      2,100   2,190,758
Merck & Co., Inc.
         1.125%, 10/15/21.................................... EUR  1,700   1,961,247
Molson Coors Brewing Co.
#        2.100%, 07/15/21....................................      2,800   2,751,376
Nasdaq, Inc.
         5.550%, 01/15/20....................................      1,300   1,325,299
NBCUniversal Media LLC
#        4.375%, 04/01/21....................................      2,700   2,785,033
NetApp, Inc.
         3.375%, 06/15/21....................................      1,014   1,022,565
Newmont Goldcorp Corp.
(OMEGA)  3.625%, 06/09/21....................................      2,800   2,822,851
Nissan Motor Acceptance Corp.
(OMEGA)  2.125%, 03/03/20....................................      1,300   1,290,224
Nordstrom, Inc.
#        4.000%, 10/15/21....................................      2,500   2,557,366
Oracle Corp.
         2.250%, 01/10/21.................................... EUR  2,000   2,334,511
Philip Morris International, Inc.
         2.000%, 02/21/20....................................      3,000   2,983,614
PNC Bank NA
         2.600%, 07/21/20....................................      1,000     999,774
Quest Diagnostics, Inc.
         4.750%, 01/30/20....................................      1,131   1,147,031
Ryder System, Inc.
         2.450%, 09/03/19....................................      2,000   1,997,341
Southern Co. (The)
         2.750%, 06/15/20....................................      1,000     999,392
Target Corp.
         3.875%, 07/15/20....................................        463     470,392
TD Ameritrade Holding Corp.
         5.600%, 12/01/19....................................      1,500   1,525,266
Textron, Inc.
         7.250%, 10/01/19....................................      1,500   1,527,218
Tyson Foods, Inc.
         2.650%, 08/15/19....................................      1,200   1,200,496
Verizon Communications, Inc.
         4.600%, 04/01/21....................................      1,600   1,657,830
Volkswagen Group of America Finance LLC
         2.450%, 11/20/19....................................      2,000   1,995,783
Walgreens Boots Alliance, Inc.
         3.300%, 11/18/21....................................      2,500   2,521,470

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^
                                                            (000)     VALUE+
                                                           ------- ------------
UNITED STATES -- (Continued)
Walmart, Inc.
                           2.850%, 06/23/20.............    3,759  $  3,774,229
Zimmer Biomet Holdings, Inc.
                           2.700%, 04/01/20.............    2,000     1,996,078
                                                                   ------------
TOTAL UNITED STATES.....................................            104,405,156
                                                                   ------------
TOTAL BONDS.............................................            272,502,171
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- (17.5%)
U.S. Treasury Notes
                           1.500%, 04/15/20.............   17,200    17,056,219
                           1.125%, 04/30/20.............   23,000    22,715,195
(double left angle quote)  1.750%, 10/31/20.............   20,000    19,835,156
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS.........................             59,606,570
                                                                   ------------
TOTAL INVESTMENT SECURITIES.............................            332,108,741
                                                                   ------------

                                                              FACE
                                                             AMOUNT^
                                                              (000)      VALUE+
                                                            --------- ------------
COMMERCIAL PAPER -- (1.7%)
(OMEGA)  NRW Bank 2.561%, 06/21/19.......................   3,000,000 $  2,989,231
(OMEGA)  Sanofi 2.540%, 06/28/19.........................   2,800,000    2,788,629
                                                                      ------------
TOTAL COMMERCIAL PAPER...................................                5,777,860
                                                                      ------------
                                                             SHARES
                                                            ---------
SECURITIES LENDING COLLATERAL -- (0.7%)
@(S)     The DFA Short Term Investment Fund..............     209,006    2,418,413
                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $342,451,447)....................................             $340,305,014
                                                                      ============

As of April 30, 2019, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                        UNREALIZED
                                                                         FOREIGN
                                                                         EXCHANGE
                                                           SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD      COUNTERPARTY          DATE    (DEPRECIATION)
------------------   -------------- ----------------------- ---------- -------------
USD     1,759,044   NOK 15,059,012 Citibank, N.A.           05/07/19     $ 13,266
USD     4,476,140   NOK 37,937,175 Royal Bank of Scotland   05/07/19       78,116
USD       876,104   GBP    670,313 Citibank, N.A.           05/08/19        1,735
USD     6,246,373   GBP  4,748,762 HSBC Bank                05/08/19       51,992
USD       564,137   EUR    502,568 Citibank, N.A.           05/09/19          159
USD     1,913,051   EUR  1,691,218 Citibank, N.A.           05/09/19       15,179
USD     6,163,881   EUR  5,463,344 Citibank, N.A.           05/09/19       32,960
USD    13,450,333   EUR 11,907,279 Citibank, N.A.           05/09/19       88,080
USD     4,672,896   SEK 43,237,150 Citibank, N.A.           05/14/19      116,113
USD    52,076,052   CAD 69,507,156 Royal Bank of Scotland   07/15/19       96,037
                                                                         --------
TOTAL APPRECIATION                                                       $493,637

USD     9,122,970   DKK 61,027,085 Royal Bank of Scotland   06/03/19     $(72,440)
                                                                         --------
TOTAL (DEPRECIATION)                                                     $(72,440)
                                                                         --------
TOTAL APPRECIATION
  (DEPRECIATION)                                                         $421,197
                                                                         ========

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

As of April 30, 2019, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                   UNREALIZED
                  NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION       CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------       --------- ---------- ------------ ------------ --------------
LONG POSITION
  CONTRACTS:
S&P 500(R) Emini
  Index..........   2,350    06/21/19  $325,763,311 $346,448,750  $20,685,439
                                       ------------ ------------  -----------
TOTAL FUTURES
  CONTRACTS                            $325,763,311 $346,448,750  $20,685,439
                                       ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
Bonds
   Australia.....................          -- $ 21,344,961   --    $ 21,344,961
   Belgium.......................          --    1,123,736   --       1,123,736
   Canada........................          --   54,053,753   --      54,053,753
   Denmark.......................          --    9,021,610   --       9,021,610
   France........................          --   10,406,053   --      10,406,053
   Germany.......................          --    7,304,202   --       7,304,202
   Ireland.......................          --      508,947   --         508,947
   Japan.........................          --   11,020,292   --      11,020,292
   Luxembourg....................          --    3,244,596   --       3,244,596
   Netherlands...................          --   13,685,901   --      13,685,901
   New Zealand...................          --    2,198,911   --       2,198,911
   Norway........................          --    6,582,900   --       6,582,900
   Spain.........................          --    2,611,429   --       2,611,429
   Supranational Organization
     Obligations.................          --   10,732,078   --      10,732,078
   Sweden........................          --    5,520,508   --       5,520,508
   Switzerland...................          --    2,503,897   --       2,503,897
   United Kingdom................          --    6,233,241   --       6,233,241
   United States.................          --  104,405,156   --     104,405,156
U.S. Treasury Obligations........          --   59,606,570   --      59,606,570
Commercial Paper.................          --    5,777,860   --       5,777,860
Securities Lending Collateral....          --    2,418,413   --       2,418,413
Forward Currency Contracts**.....          --      421,197   --         421,197
Futures Contracts**.............. $20,685,439           --   --      20,685,439
                                  ----------- ------------   --    ------------
TOTAL............................ $20,685,439 $340,726,211   --    $361,411,650
                                  =========== ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS++
                                           ------- ------------ ---------------
COMMON STOCKS -- (96.7%)
COMMUNICATION SERVICES -- (9.4%)
*   Alphabet, Inc., Class A...............  13,558 $ 16,255,500       1.0%
*   Alphabet, Inc., Class C...............  14,246   16,931,086       1.0%
    AT&T, Inc............................. 407,523   12,616,912       0.8%
    Comcast Corp., Class A................ 303,463   13,209,744       0.8%
*   Facebook, Inc., Class A............... 133,100   25,741,540       1.6%
*   Netflix, Inc..........................  16,202    6,003,489       0.4%
    Verizon Communications, Inc........... 302,773   17,315,588       1.0%
    Walt Disney Co. (The)................. 121,810   16,684,316       1.0%
    Other Securities......................           36,270,364       2.1%
                                                   ------------      ----
TOTAL COMMUNICATION SERVICES..............          161,028,539       9.7%
                                                   ------------      ----
CONSUMER DISCRETIONARY -- (11.5%)
*   Amazon.com, Inc.......................  23,535   45,340,648       2.7%
    Home Depot, Inc. (The)................  65,421   13,326,258       0.8%
    McDonald's Corp.......................  32,870    6,494,126       0.4%
    NIKE, Inc., Class B...................  74,296    6,525,418       0.4%
    Other Securities......................          126,383,482       7.7%
                                                   ------------      ----
TOTAL CONSUMER DISCRETIONARY..............          198,069,932      12.0%
                                                   ------------      ----
CONSUMER STAPLES -- (6.5%)
    Coca-Cola Co. (The)................... 204,946   10,054,651       0.6%
    PepsiCo, Inc..........................  81,549   10,442,349       0.6%
    Procter & Gamble Co. (The)............ 139,066   14,807,748       0.9%
    Walmart, Inc..........................  95,127    9,782,861       0.6%
    Other Securities......................           66,183,722       4.0%
                                                   ------------      ----
TOTAL CONSUMER STAPLES....................          111,271,331       6.7%
                                                   ------------      ----
ENERGY -- (5.1%)
    Chevron Corp.......................... 104,689   12,568,961       0.8%
    Exxon Mobil Corp...................... 222,311   17,847,127       1.1%
    Other Securities......................           57,475,996       3.4%
                                                   ------------      ----
TOTAL ENERGY..............................           87,892,084       5.3%
                                                   ------------      ----
FINANCIALS -- (13.2%)
    American Express Co...................  52,259    6,126,323       0.4%
    Bank of America Corp.................. 407,306   12,455,417       0.8%
*   Berkshire Hathaway, Inc., Class B.....  85,580   18,546,042       1.1%
    Citigroup, Inc........................ 103,871    7,343,680       0.4%
    JPMorgan Chase & Co................... 183,469   21,291,577       1.3%
    Wells Fargo & Co...................... 211,703   10,248,542       0.6%
    Other Securities......................          149,710,722       9.0%
                                                   ------------      ----
TOTAL FINANCIALS..........................          225,722,303      13.6%
                                                   ------------      ----
HEALTH CARE -- (12.6%)
    Abbott Laboratories...................  81,622    6,493,846       0.4%
    Amgen, Inc............................  36,106    6,474,528       0.4%
    Eli Lilly & Co........................  52,635    6,160,400       0.4%
    Gilead Sciences, Inc..................  93,509    6,081,825       0.4%

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

                                                                   PERCENTAGE
                                         SHARES       VALUE+     OF NET ASSETS++
                                       ---------- -------------- ---------------
HEALTH CARE -- (Continued)
      Johnson & Johnson...............    157,146 $   22,189,015        1.3%
      Merck & Co., Inc................    127,628     10,045,600        0.6%
      Pfizer, Inc.....................    357,515     14,518,684        0.9%
      Thermo Fisher Scientific, Inc...     21,663      6,010,399        0.4%
      UnitedHealth Group, Inc.........     56,213     13,101,564        0.8%
      Other Securities................               124,775,691        7.5%
                                                  --------------      -----
TOTAL HEALTH CARE.....................               215,851,552       13.1%
                                                  --------------      -----
INDUSTRIALS -- (11.5%)
      3M Co...........................     33,417      6,332,856        0.4%
      Boeing Co. (The)................     26,559     10,031,069        0.6%
      Honeywell International, Inc....     37,479      6,507,479        0.4%
      Union Pacific Corp..............     43,964      7,783,387        0.5%
      United Technologies Corp........     45,156      6,439,697        0.4%
      Other Securities................               159,365,291        9.6%
                                                  --------------      -----
TOTAL INDUSTRIALS.....................               196,459,779       11.9%
                                                  --------------      -----
INFORMATION TECHNOLOGY -- (20.7%)
*     Adobe, Inc......................     22,054      6,379,119        0.4%
      Apple, Inc......................    266,968     53,572,469        3.2%
      Broadcom, Inc...................     23,056      7,341,030        0.4%
      Cisco Systems, Inc..............    245,070     13,711,666        0.8%
      Intel Corp......................    348,935     17,809,642        1.1%
      International Business Machines
        Corp..........................     51,907      7,280,995        0.4%
      Mastercard, Inc. Class A........     53,029     13,482,093        0.8%
      Microsoft Corp..................    379,440     49,554,864        3.0%
      Oracle Corp.....................    150,479      8,326,003        0.5%
      QUALCOMM, Inc...................     70,662      6,086,118        0.4%
      Texas Instruments, Inc..........     55,500      6,539,565        0.4%
#     Visa, Inc., Class A.............     90,457     14,873,844        0.9%
      Other Securities................               149,486,039        9.1%
                                                  --------------      -----
TOTAL INFORMATION TECHNOLOGY..........               354,443,447       21.4%
                                                  --------------      -----
MATERIALS -- (3.6%)
      Other Securities................                61,354,630        3.7%
                                                  --------------      -----
REAL ESTATE -- (0.2%)
      Other Securities................                 3,650,667        0.2%
                                                  --------------      -----
UTILITIES -- (2.4%)
      Other Securities................                40,569,018        2.5%
                                                  --------------      -----
TOTAL COMMON STOCKS...................             1,656,313,282      100.1%
                                                  --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S.
        Government Money Market Fund,
        2.370%........................ 15,732,514     15,732,514        0.9%
                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (2.4%)
@(S)  The DFA Short Term Investment
        Fund..........................  3,552,638     41,107,577        2.5%
                                                  --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,270,143,849)...............            $1,713,153,373      103.5%
                                                  ==============      =====

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                -------------------------------------------------
                                   LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                -------------- ----------- ------- --------------
Common Stocks
   Communication Services...... $  161,028,539          --   --    $  161,028,539
   Consumer Discretionary......    198,069,932          --   --       198,069,932
   Consumer Staples............    111,271,331          --   --       111,271,331
   Energy......................     87,892,084          --   --        87,892,084
   Financials..................    225,722,303          --   --       225,722,303
   Health Care.................    215,851,552          --   --       215,851,552
   Industrials.................    196,459,779          --   --       196,459,779
   Information Technology......    354,443,447          --   --       354,443,447
   Materials...................     61,354,630          --   --        61,354,630
   Real Estate.................      3,650,667          --   --         3,650,667
   Utilities...................     40,569,018          --   --        40,569,018
Temporary Cash Investments.....     15,732,514          --   --        15,732,514
Securities Lending Collateral..             -- $41,107,577   --        41,107,577
                                -------------- -----------   --    --------------
TOTAL.......................... $1,672,045,796 $41,107,577   --    $1,713,153,373
                                ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    VALUE+
                                                                ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The U.S. Large Cap Value Series of
   The DFA Investment Trust Company............................ $26,219,622,034
                                                                ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........... $26,219,622,034
                                                                ===============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                      PERCENTAGE
                                            SHARES       VALUE+     OF NET ASSETS++
                                           --------- -------------- ---------------
COMMON STOCKS -- (90.2%)
COMMUNICATION SERVICES -- (3.0%)
    Nexstar Media Group, Inc., Class A....   328,957 $   38,504,417       0.3%
    Other Securities......................              335,272,775       3.0%
                                                     --------------      ----
TOTAL COMMUNICATION SERVICES..............              373,777,192       3.3%
                                                     --------------      ----
CONSUMER DISCRETIONARY -- (12.1%)
#*  AutoNation, Inc.......................   919,485     38,554,006       0.4%
    Foot Locker, Inc......................   677,657     38,768,757       0.4%
    Graham Holdings Co., Class B..........    48,146     35,793,181       0.3%
    Marriott Vacations Worldwide Corp.....   402,103     42,474,140       0.4%
    PulteGroup, Inc....................... 1,453,321     45,721,479       0.4%
    Toll Brothers, Inc.................... 1,774,310     67,601,211       0.6%
    Other Securities......................            1,219,966,942      10.8%
                                                     --------------      ----
TOTAL CONSUMER DISCRETIONARY..............            1,488,879,716      13.3%
                                                     --------------      ----
CONSUMER STAPLES -- (3.9%)
#   Coty, Inc., Class A................... 3,378,933     36,560,055       0.3%
*   Post Holdings, Inc....................   611,801     68,998,917       0.6%
#   Sanderson Farms, Inc..................   256,548     38,900,373       0.4%
*   US Foods Holding Corp................. 1,326,779     48,493,773       0.4%
    Other Securities......................              291,595,284       2.6%
                                                     --------------      ----
TOTAL CONSUMER STAPLES....................              484,548,402       4.3%
                                                     --------------      ----
ENERGY -- (7.6%)
    Murphy Oil Corp....................... 1,787,848     48,700,979       0.4%
    PBF Energy, Inc., Class A............. 1,340,975     45,029,940       0.4%
*   WPX Energy, Inc....................... 2,817,522     39,135,381       0.3%
    Other Securities......................              801,829,383       7.2%
                                                     --------------      ----
TOTAL ENERGY..............................              934,695,683       8.3%
                                                     --------------      ----
FINANCIALS -- (25.3%)
    Associated Banc-Corp.................. 1,683,926     38,208,281       0.3%
    Assurant, Inc.........................   608,872     57,842,840       0.5%
    Assured Guaranty, Ltd................. 1,413,881     67,442,124       0.6%
    CIT Group, Inc........................   700,495     37,315,369       0.3%
    IBERIABANK Corp.......................   484,413     38,510,833       0.4%
    Investors Bancorp, Inc................ 3,443,442     40,460,443       0.4%
    Kemper Corp...........................   424,596     38,162,688       0.3%
    Legg Mason, Inc....................... 1,154,213     38,608,425       0.4%
#   New York Community Bancorp, Inc....... 4,178,802     48,599,479       0.4%
    Old Republic International Corp....... 2,061,820     46,102,295       0.4%
#   PacWest Bancorp....................... 1,302,222     51,502,880       0.5%
#   People's United Financial, Inc........ 4,039,945     69,850,649       0.6%
    Popular, Inc..........................   791,016     45,649,533       0.4%
#   Prosperity Bancshares, Inc............   656,814     48,367,783       0.4%
    Santander Consumer USA Holdings, Inc.. 1,713,138     36,575,496       0.3%
    Sterling Bancorp...................... 1,819,972     38,983,800       0.4%
    Umpqua Holdings Corp.................. 2,546,551     44,208,125       0.4%
    Unum Group............................ 1,227,622     45,323,804       0.4%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
FINANCIALS -- (Continued)
    Other Securities.................................................           $ 2,277,342,662      20.3%
                                                                                ---------------      ----
TOTAL FINANCIALS.....................................................             3,109,057,509      27.7%
                                                                                ---------------      ----
HEALTH CARE -- (4.1%)
    Perrigo Co. P.L.C................................................   808,694      38,752,617       0.4%
    Other Securities.................................................               463,438,426       4.1%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................               502,191,043       4.5%
                                                                                ---------------      ----
INDUSTRIALS -- (17.7%)
*   AECOM............................................................ 1,446,396      49,032,824       0.4%
    AGCO Corp........................................................   647,918      45,859,636       0.4%
    Air Lease Corp................................................... 1,040,908      40,137,412       0.4%
    Alaska Air Group, Inc............................................   626,331      38,769,889       0.4%
#   AMERCO...........................................................   103,133      38,486,142       0.3%
#*  Chart Industries, Inc............................................   398,655      35,189,277       0.3%
*   Genesee & Wyoming, Inc., Class A.................................   587,682      52,098,009       0.5%
*   JetBlue Airways Corp............................................. 2,789,272      51,740,996       0.5%
#*  Kirby Corp.......................................................   482,788      39,453,435       0.4%
    Quanta Services, Inc............................................. 1,660,315      67,408,789       0.6%
    Other Securities.................................................             1,719,042,989      15.2%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             2,177,219,398      19.4%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (11.0%)
*   Arrow Electronics, Inc........................................... 1,011,968      85,521,416       0.8%
    Avnet, Inc....................................................... 1,463,239      71,128,048       0.6%
    Jabil, Inc....................................................... 1,470,618      44,427,370       0.4%
    SYNNEX Corp......................................................   366,525      39,540,717       0.4%
*   Tech Data Corp...................................................   484,009      51,600,199       0.5%
    Xerox Corp....................................................... 1,083,724      36,153,033       0.3%
    Other Securities.................................................             1,020,069,373       9.0%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             1,348,440,156      12.0%
                                                                                ---------------      ----
MATERIALS -- (5.2%)
    Reliance Steel & Aluminum Co.....................................   771,739      70,969,118       0.6%
    Other Securities.................................................               575,289,443       5.2%
                                                                                ---------------      ----
TOTAL MATERIALS......................................................               646,258,561       5.8%
                                                                                ---------------      ----
REAL ESTATE -- (0.2%)
    Other Securities.................................................                27,376,895       0.3%
                                                                                ---------------      ----
UTILITIES -- (0.1%)
    Other Securities.................................................                15,827,088       0.2%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            11,108,271,643      99.1%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                   619,517       0.0%
                                                                                ---------------      ----
TOTAL INVESTMENT SECURITIES..........................................            11,108,891,160
                                                                                ---------------

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund,
        2.370%......................................................... 102,616,379 $   102,616,379        0.9%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (9.0%)
@(S)  The DFA Short Term Investment Fund...............................  95,092,810   1,100,318,899        9.8%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $10,650,561,576).............................................               $12,311,826,438      109.8%
                                                                                    ===============      =====

As of April 30, 2019, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                    UNREALIZED
                     NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION          CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------          --------- ---------- ----------- ----------- --------------
LONG POSITION
  CONTRACTS:
S&P 500(R)/ /Emini
  Index.............    556     06/21/19  $77,115,960 $81,968,300   $4,852,340
                                          ----------- -----------   ----------
TOTAL FUTURES
  CONTRACTS.........                      $77,115,960 $81,968,300   $4,852,340
                                          =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------------------
                                        LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                    --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.......... $   373,777,192             --   --    $   373,777,192
   Consumer Discretionary..........   1,488,854,076 $       25,640   --      1,488,879,716
   Consumer Staples................     484,548,402             --   --        484,548,402
   Energy..........................     934,695,683             --   --        934,695,683
   Financials......................   3,109,029,333         28,176   --      3,109,057,509
   Health Care.....................     502,191,043             --   --        502,191,043
   Industrials.....................   2,177,219,398             --   --      2,177,219,398
   Information Technology..........   1,348,369,764         70,392   --      1,348,440,156
   Materials.......................     646,258,561             --   --        646,258,561
   Real Estate.....................      27,376,895             --   --         27,376,895
   Utilities.......................      15,827,088             --   --         15,827,088
Preferred Stocks
   Communication Services..........         619,517             --   --            619,517
Temporary Cash Investments.........     102,616,379             --   --        102,616,379
Securities Lending Collateral......              --  1,100,318,899   --      1,100,318,899
Futures Contracts**................       4,852,340             --   --          4,852,340
                                    --------------- --------------   --    ---------------
TOTAL.............................. $11,216,235,671 $1,100,443,107   --    $12,316,678,778
                                    =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                             PERCENTAGE
                                                   SHARES       VALUE+     OF NET ASSETS++
                                                 ---------- -------------- ---------------
COMMON STOCKS -- (89.9%)
COMMUNICATION SERVICES -- (3.9%)
#*  Iridium Communications, Inc.................  2,236,633 $   61,417,942       0.4%
    Telephone & Data Systems, Inc...............  3,276,904    104,467,700       0.7%
    Other Securities............................               479,132,917       3.2%
                                                            --------------      ----
TOTAL COMMUNICATION SERVICES....................               645,018,559       4.3%
                                                            --------------      ----
CONSUMER DISCRETIONARY -- (12.0%)
    Aaron's, Inc................................  1,880,784    104,740,861       0.7%
#*  Adtalem Global Education, Inc...............  1,863,422     91,903,973       0.6%
#   Bed Bath & Beyond, Inc......................  5,590,884     93,423,672       0.6%
    Graham Holdings Co., Class B................    120,790     89,798,910       0.6%
*   Liberty Expedia Holdings, Inc., Class A.....  1,341,882     62,290,162       0.4%
*   Meritage Homes Corp.........................  1,426,415     72,961,127       0.5%
#*  Taylor Morrison Home Corp., Class A.........  4,091,900     79,219,184       0.5%
    Other Securities............................             1,365,148,450       9.3%
                                                            --------------      ----
TOTAL CONSUMER DISCRETIONARY....................             1,959,486,339      13.2%
                                                            --------------      ----
CONSUMER STAPLES -- (3.5%)
*   Darling Ingredients, Inc....................  5,660,971    123,465,777       0.8%
    Seaboard Corp...............................     18,093     81,338,529       0.6%
    Other Securities............................               367,012,349       2.4%
                                                            --------------      ----
TOTAL CONSUMER STAPLES..........................               571,816,655       3.8%
                                                            --------------      ----
ENERGY -- (10.3%)
#*  Oasis Petroleum, Inc........................ 10,648,238     61,723,454       0.4%
    Patterson-UTI Energy, Inc...................  4,582,905     62,281,679       0.4%
    PBF Energy, Inc., Class A...................  2,327,765     78,166,349       0.5%
#*  PDC Energy, Inc.............................  1,877,326     81,644,908       0.6%
#*  Whiting Petroleum Corp......................  2,447,646     67,041,024       0.5%
    World Fuel Services Corp....................  2,643,638     81,556,232       0.6%
    Other Securities............................             1,247,892,161       8.3%
                                                            --------------      ----
TOTAL ENERGY....................................             1,680,305,807      11.3%
                                                            --------------      ----
FINANCIALS -- (24.5%)
    American Equity Investment Life Holding Co..  3,256,996     95,788,252       0.7%
    Argo Group International Holdings, Ltd......  1,161,025     90,641,222       0.6%
    Associated Banc-Corp........................  4,348,093     98,658,230       0.7%
    CNO Financial Group, Inc....................  4,510,009     74,640,649       0.5%
    First BanCorp...............................  6,551,149     74,027,984       0.5%
#   Fulton Financial Corp.......................  5,262,504     90,778,194       0.6%
    IBERIABANK Corp.............................    854,270     67,914,465       0.5%
    International Bancshares Corp...............  1,565,480     64,920,456       0.4%
    Kemper Corp.................................  1,387,903    124,744,722       0.8%
#   Old National Bancorp........................  4,705,347     80,367,327       0.5%
#   Selective Insurance Group, Inc..............    892,881     63,671,344       0.4%
#   United Bankshares, Inc......................  1,605,713     63,008,178       0.4%
    Washington Federal, Inc.....................  2,935,549     97,284,094       0.7%
    Other Securities............................             2,926,059,795      19.7%
                                                            --------------      ----
TOTAL FINANCIALS................................             4,012,504,912      27.0%
                                                            --------------      ----

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                                           PERCENTAGE
                                                               SHARES        VALUE+      OF NET ASSETS++
                                                             ----------- --------------- ---------------
HEALTH CARE -- (3.2%)
#*  Acadia Healthcare Co., Inc..............................   2,396,004 $    76,054,032       0.5%
    Other Securities........................................                 445,044,252       3.0%
                                                                         ---------------      ----
TOTAL HEALTH CARE...........................................                 521,098,284       3.5%
                                                                         ---------------      ----
INDUSTRIALS -- (16.5%)
*   FTI Consulting, Inc.....................................   1,026,370      87,220,923       0.6%
#   GATX Corp...............................................   1,315,675     101,478,013       0.7%
    Regal Beloit Corp.......................................     980,540      83,424,343       0.6%
#   SkyWest, Inc............................................   1,722,896     106,113,165       0.7%
*   Spirit Airlines, Inc....................................   1,187,538      64,578,316       0.4%
    Triton International, Ltd...............................   2,079,274      68,512,078       0.5%
*   WESCO International, Inc................................   1,425,513      81,596,364       0.6%
    Other Securities........................................               2,111,897,929      14.1%
                                                                         ---------------      ----
TOTAL INDUSTRIALS...........................................               2,704,821,131      18.2%
                                                                         ---------------      ----
INFORMATION TECHNOLOGY -- (9.8%)
*   CACI International, Inc., Class A.......................     570,059     111,127,301       0.8%
#*  Finisar Corp............................................   3,473,046      83,735,139       0.6%
*   Insight Enterprises, Inc................................   1,090,649      61,708,920       0.4%
#*  Netscout Systems, Inc...................................   2,543,627      74,782,634       0.5%
*   Sanmina Corp............................................   2,305,591      78,205,647       0.5%
    SYNNEX Corp.............................................     647,009      69,799,331       0.5%
*   Tech Data Corp..........................................   1,121,386     119,550,961       0.8%
#   Vishay Intertechnology, Inc.............................   3,965,663      78,559,784       0.5%
    Other Securities........................................                 929,762,432       6.2%
                                                                         ---------------      ----
TOTAL INFORMATION TECHNOLOGY................................               1,607,232,149      10.8%
                                                                         ---------------      ----
MATERIALS -- (5.8%)
    Carpenter Technology Corp...............................   1,562,755      77,622,041       0.5%
#   Commercial Metals Co....................................   4,138,745      71,558,901       0.5%
    Domtar Corp.............................................   2,239,187     109,496,244       0.7%
#   Element Solutions, Inc..................................   6,470,184      70,266,198       0.5%
    Other Securities........................................                 615,140,300       4.2%
                                                                         ---------------      ----
TOTAL MATERIALS.............................................                 944,083,684       6.4%
                                                                         ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities........................................                  50,637,912       0.3%
                                                                         ---------------      ----
UTILITIES -- (0.1%)
    Other Securities........................................                  19,829,801       0.1%
                                                                         ---------------      ----
TOTAL COMMON STOCKS.........................................              14,716,835,233      98.9%
                                                                         ---------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security..........................................                     455,314       0.0%
                                                                         ---------------      ----
TOTAL INVESTMENT SECURITIES.................................              14,717,290,547
                                                                         ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
    State Street Institutional U.S. Government Money Market
      Fund, 2.370%.......................................... 147,568,564     147,568,564       1.0%
                                                                         ---------------      ----

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                             PERCENTAGE
                                                 SHARES        VALUE+      OF NET ASSETS++
                                               ----------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (9.2%)
@(S)  The DFA Short Term Investment Fund...... 129,729,538 $ 1,501,100,488       10.1%
                                                           ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $13,609,009,387)....................               $16,365,959,599      110.0%
                                                           ===============      =====

As of April 30, 2019, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                                   UNREALIZED
                                                                  NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                                       CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                                       --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index.........................................    863     06/21/19  $123,283,544 $127,227,775   $3,944,231
                                                                                       ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..........................................                      $123,283,544 $127,227,775   $3,944,231
                                                                                       ============ ============   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------------------
                                        LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                    --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.......... $   645,018,559             --   --    $   645,018,559
   Consumer Discretionary..........   1,959,464,222 $       22,117   --      1,959,486,339
   Consumer Staples................     571,816,655             --   --        571,816,655
   Energy..........................   1,680,305,807             --   --      1,680,305,807
   Financials......................   4,012,440,010         64,902   --      4,012,504,912
   Health Care.....................     521,098,284             --   --        521,098,284
   Industrials.....................   2,704,821,131             --   --      2,704,821,131
   Information Technology..........   1,607,232,149             --   --      1,607,232,149
   Materials.......................     944,083,684             --   --        944,083,684
   Real Estate.....................      50,637,912             --   --         50,637,912
   Utilities.......................      19,829,801             --   --         19,829,801
Preferred Stocks
   Communication Services..........         455,314             --   --            455,314
Temporary Cash Investments.........     147,568,564             --   --        147,568,564
Securities Lending Collateral......              --  1,501,100,488   --      1,501,100,488
Futures Contracts**................       3,944,231             --   --          3,944,231
                                    --------------- --------------   --    ---------------
TOTAL.............................. $14,868,716,323 $1,501,187,507   --    $16,369,903,830
                                    =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                             PERCENTAGE
                                   SHARES       VALUE+     OF NET ASSETS++
                                  --------- -------------- ---------------
COMMON STOCKS -- (93.3%)
COMMUNICATION SERVICES -- (7.3%)
*     Alphabet, Inc., Class A....   120,930 $  144,990,233       0.6%
*     Alphabet, Inc., Class C....   127,904    152,011,346       0.6%
      AT&T, Inc.................. 6,236,737    193,089,377       0.7%
      Comcast Corp., Class A..... 3,810,232    165,859,399       0.6%
*     Facebook, Inc., Class A.... 1,319,884    255,265,566       1.0%
      Verizon Communications,
        Inc...................... 3,574,772    204,441,211       0.8%
      Walt Disney Co. (The)...... 1,447,874    198,315,302       0.8%
      Other Securities...........              720,599,464       2.7%
                                            --------------      ----
TOTAL COMMUNICATION SERVICES.....            2,034,571,898       7.8%
                                            --------------      ----
CONSUMER DISCRETIONARY -- (12.3%)
*     Amazon.com, Inc............   325,490    627,062,995       2.4%
      Home Depot, Inc. (The).....   912,692    185,915,360       0.7%
      Lowe's Cos., Inc...........   635,866     71,941,879       0.3%
      McDonald's Corp............   422,272     83,428,279       0.3%
      NIKE, Inc., Class B........   897,617     78,837,701       0.3%
      Starbucks Corp............. 1,064,324     82,676,688       0.3%
      Other Securities...........            2,273,882,859       8.7%
                                            --------------      ----
TOTAL CONSUMER DISCRETIONARY.....            3,403,745,761      13.0%
                                            --------------      ----
CONSUMER STAPLES -- (5.7%)
      Altria Group, Inc.......... 1,416,780     76,973,657       0.3%
      Coca-Cola Co. (The)........ 2,670,749    131,026,946       0.5%
      Costco Wholesale Corp......   310,004     76,115,282       0.3%
      PepsiCo, Inc............... 1,094,982    140,212,445       0.5%
      Procter & Gamble Co.
        (The).................... 1,330,619    141,684,311       0.6%
      Walmart, Inc...............   987,203    101,523,957       0.4%
      Other Securities...........              921,818,315       3.5%
                                            --------------      ----
TOTAL CONSUMER STAPLES...........            1,589,354,913       6.1%
                                            --------------      ----
ENERGY -- (5.0%)
      Chevron Corp............... 1,385,384    166,329,203       0.7%
      Exxon Mobil Corp........... 2,718,233    218,219,745       0.9%
      Other Securities...........            1,008,783,851       3.7%
                                            --------------      ----
TOTAL ENERGY.....................            1,393,332,799       5.3%
                                            --------------      ----
FINANCIALS -- (13.9%)
      Bank of America Corp....... 5,850,983    178,923,060       0.7%
      Berkshire Hathaway,
*       Inc., Class B............ 1,192,385    258,401,753       1.0%
      Citigroup, Inc............. 1,414,364     99,995,535       0.4%
      JPMorgan Chase & Co........ 2,424,288    281,338,622       1.1%
      Wells Fargo & Co........... 3,242,707    156,979,446       0.6%
      Other Securities...........            2,894,444,054      11.0%
                                            --------------      ----
TOTAL FINANCIALS.................            3,870,082,470      14.8%
                                            --------------      ----
HEALTH CARE -- (10.6%)
      Amgen, Inc.................   522,469     93,689,141       0.4%
      Johnson & Johnson.......... 1,776,597    250,855,496       1.0%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

                                                                                           PERCENTAGE
                                                               SHARES        VALUE+      OF NET ASSETS++
                                                             ----------- --------------- ---------------
HEALTH CARE -- (Continued)
    Merck & Co., Inc........................................   1,410,637 $   111,031,238       0.4%
    Pfizer, Inc.............................................   4,127,168     167,604,292       0.7%
    UnitedHealth Group, Inc.................................     526,962     122,819,033       0.5%
    Other Securities........................................               2,186,382,147       8.2%
                                                                         ---------------      ----
TOTAL HEALTH CARE...........................................               2,932,381,347      11.2%
                                                                         ---------------      ----
INDUSTRIALS -- (12.4%)
    3M Co...................................................     451,022      85,473,179       0.3%
    Boeing Co. (The)........................................     315,877     119,303,584       0.5%
    Honeywell International, Inc............................     490,013      85,080,957       0.3%
    Union Pacific Corp......................................     505,841      89,554,091       0.4%
    United Technologies Corp................................     601,909      85,838,243       0.3%
    Other Securities........................................               2,976,101,483      11.3%
                                                                         ---------------      ----
TOTAL INDUSTRIALS...........................................               3,441,351,537      13.1%
                                                                         ---------------      ----
INFORMATION TECHNOLOGY -- (19.3%)
    Accenture P.L.C., Class A...............................     529,501      96,723,948       0.4%
*   Adobe, Inc..............................................     257,391      74,450,347       0.3%
    Apple, Inc..............................................   3,961,863     795,027,048       3.0%
    Broadcom, Inc...........................................     222,517      70,849,413       0.3%
    Cisco Systems, Inc......................................   2,718,780     152,115,741       0.6%
    Intel Corp..............................................   4,520,919     230,747,706       0.9%
    International Business Machines Corp....................     721,201     101,162,864       0.4%
    Mastercard, Inc., Class A...............................     728,506     185,215,365       0.7%
    Microsoft Corp..........................................   5,151,344     672,765,526       2.6%
    NVIDIA Corp.............................................     393,195      71,168,295       0.3%
    Oracle Corp.............................................   1,546,136      85,547,705       0.3%
    QUALCOMM, Inc...........................................     873,328      75,219,741       0.3%
    Texas Instruments, Inc..................................     769,161      90,630,241       0.4%
#   Visa, Inc., Class A.....................................   1,178,103     193,715,476       0.8%
    Other Securities........................................               2,482,420,903       9.2%
                                                                         ---------------      ----
TOTAL INFORMATION TECHNOLOGY................................               5,377,760,319      20.5%
                                                                         ---------------      ----
MATERIALS -- (3.8%)
    Other Securities........................................               1,059,473,926       4.0%
                                                                         ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities........................................                  80,295,080       0.3%
                                                                         ---------------      ----
UTILITIES -- (2.7%)
    Other Securities........................................                 752,397,978       2.9%
                                                                         ---------------      ----
TOTAL COMMON STOCKS.........................................              25,934,748,028      99.0%
                                                                         ---------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security..........................................                     400,881       0.0%
                                                                         ---------------      ----
TOTAL INVESTMENT SECURITIES.................................              25,935,148,909
                                                                         ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
    State Street Institutional U.S. Government Money Market
      Fund, 2.370%.......................................... 231,478,329     231,478,329       0.9%
                                                                         ---------------      ----

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

                                                                            PERCENTAGE
                                                SHARES        VALUE+      OF NET ASSETS++
                                              ----------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (5.9%)
@(S) The DFA Short Term Investment Fund...... 141,548,860 $ 1,637,861,856        6.3%
                                                          ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $18,587,927,834).....................             $27,804,489,094      106.2%
                                                          ===============      =====

As of April 30, 2019, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index...........   1,493    06/21/19  $207,074,757 $220,105,525  $13,030,768
                                                         ------------ ------------  -----------
TOTAL FUTURES CONTRACTS............                      $207,074,757 $220,105,525  $13,030,768
                                                         ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ------------------------------------------------------
                                             LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                         --------------- -------------- ------- ---------------
Common Stocks
   Communication Services............... $ 2,034,571,898             --   --    $ 2,034,571,898
   Consumer Discretionary...............   3,403,744,186 $        1,575   --      3,403,745,761
   Consumer Staples.....................   1,589,354,913             --   --      1,589,354,913
   Energy...............................   1,393,332,799             --   --      1,393,332,799
   Financials...........................   3,870,075,471          6,999   --      3,870,082,470
   Health Care..........................   2,932,381,347             --   --      2,932,381,347
   Industrials..........................   3,441,351,537             --   --      3,441,351,537
   Information Technology...............   5,377,760,319             --   --      5,377,760,319
   Materials............................   1,059,473,926             --   --      1,059,473,926
   Real Estate..........................      80,295,080             --   --         80,295,080
   Utilities............................     752,397,978             --   --        752,397,978
Preferred Stocks
   Communication Services...............         400,881             --   --            400,881
Temporary Cash Investments..............     231,478,329             --   --        231,478,329
Securities Lending Collateral...........              --  1,637,861,856   --      1,637,861,856
Futures Contracts**.....................      13,030,768             --   --         13,030,768
                                         --------------- --------------   --    ---------------
TOTAL................................... $26,179,649,432 $1,637,870,430   --    $27,817,519,862
                                         =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                          PERCENTAGE
                                                SHARES       VALUE+     OF NET ASSETS++
                                               --------- -------------- ---------------
COMMON STOCKS -- (92.6%)
COMMUNICATION SERVICES -- (7.3%)
*   Alphabet, Inc., Class A...................    96,783 $  116,038,946       0.4%
*   Alphabet, Inc., Class C...................   102,183    121,442,452       0.5%
    AT&T, Inc................................. 7,446,283    230,536,922       0.9%
*   Charter Communications, Inc., Class A.....   212,965     79,050,478       0.3%
    Comcast Corp., Class A.................... 5,191,520    225,986,866       0.8%
*   Facebook, Inc., Class A...................   937,110    181,237,074       0.7%
    Verizon Communications, Inc............... 3,707,953    212,057,832       0.8%
    Walt Disney Co. (The)..................... 1,676,944    229,691,020       0.8%
    Other Securities..........................              739,583,937       2.6%
                                                         --------------      ----
TOTAL COMMUNICATION SERVICES..................            2,135,625,527       7.8%
                                                         --------------      ----
CONSUMER DISCRETIONARY -- (11.5%)
*   Amazon.com, Inc...........................   222,113    427,905,137       1.6%
    Home Depot, Inc. (The)....................   617,705    125,826,508       0.5%
    Other Securities..........................            2,815,275,609      10.2%
                                                         --------------      ----
TOTAL CONSUMER DISCRETIONARY..................            3,369,007,254      12.3%
                                                         --------------      ----
CONSUMER STAPLES -- (5.4%)
    Coca-Cola Co. (The)....................... 2,183,360    107,115,642       0.4%
    PepsiCo, Inc..............................   787,126    100,791,484       0.4%
    Procter & Gamble Co. (The)................ 1,360,960    144,915,021       0.5%
    Walmart, Inc.............................. 1,069,681    110,005,994       0.4%
    Other Securities..........................            1,104,035,497       4.0%
                                                         --------------      ----
TOTAL CONSUMER STAPLES........................            1,566,863,638       5.7%
                                                         --------------      ----
ENERGY -- (5.4%)
    Chevron Corp.............................. 1,471,514    176,669,971       0.7%
    ConocoPhillips............................ 1,189,748     75,096,894       0.3%
    Exxon Mobil Corp.......................... 3,143,859    252,389,001       0.9%
    Other Securities..........................            1,074,016,938       3.9%
                                                         --------------      ----
TOTAL ENERGY..................................            1,578,172,804       5.8%
                                                         --------------      ----
FINANCIALS -- (15.9%)
    American Express Co.......................   742,133     87,000,252       0.3%
    Bank of America Corp...................... 5,982,585    182,947,449       0.7%
*   Berkshire Hathaway, Inc., Class B......... 1,010,279    218,937,562       0.8%
    Citigroup, Inc............................ 1,515,166    107,122,236       0.4%
    JPMorgan Chase & Co....................... 2,802,537    325,234,419       1.2%
    Wells Fargo & Co.......................... 4,070,914    197,072,947       0.7%
    Other Securities..........................            3,531,592,050      12.9%
                                                         --------------      ----
TOTAL FINANCIALS..............................            4,649,906,915      17.0%
                                                         --------------      ----
HEALTH CARE -- (10.2%)
    Abbott Laboratories.......................   833,213     66,290,426       0.3%
    Amgen, Inc................................   432,973     77,640,718       0.3%
*   Cigna Corp................................   407,290     64,693,944       0.3%
    CVS Health Corp........................... 1,180,741     64,208,696       0.2%
    Gilead Sciences, Inc...................... 1,079,751     70,227,005       0.3%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                                           PERCENTAGE
                                                               SHARES        VALUE+      OF NET ASSETS++
                                                             ----------- --------------- ---------------
HEALTH CARE -- (Continued)
    Johnson & Johnson.......................................   1,566,116 $   221,135,579       0.8%
    Merck & Co., Inc........................................   1,242,111      97,766,557       0.4%
    Pfizer, Inc.............................................   5,075,393     206,111,710       0.8%
    UnitedHealth Group, Inc.................................     617,082     143,823,302       0.5%
    Other Securities........................................               1,970,007,659       7.0%
                                                                         ---------------      ----
TOTAL HEALTH CARE...........................................               2,981,905,596      10.9%
                                                                         ---------------      ----
INDUSTRIALS -- (13.3%)
    Boeing Co. (The)........................................     219,736      82,992,090       0.3%
    Caterpillar, Inc........................................     494,234      68,906,104       0.3%
    Delta Air Lines, Inc....................................   1,138,794      66,380,302       0.3%
    Honeywell International, Inc............................     379,638      65,916,546       0.3%
    Union Pacific Corp......................................     618,468     109,493,575       0.4%
    United Technologies Corp................................     736,666     105,055,938       0.4%
    Other Securities........................................               3,393,494,070      12.2%
                                                                         ---------------      ----
TOTAL INDUSTRIALS...........................................               3,892,238,625      14.2%
                                                                         ---------------      ----
INFORMATION TECHNOLOGY -- (17.4%)
    Accenture P.L.C., Class A...............................     364,931      66,661,946       0.3%
    Apple, Inc..............................................   3,339,047     670,046,561       2.5%
    Broadcom, Inc...........................................     244,537      77,860,581       0.3%
    Cisco Systems, Inc......................................   2,865,665     160,333,957       0.6%
    Intel Corp..............................................   5,141,165     262,405,062       1.0%
    International Business Machines Corp....................     681,008      95,524,992       0.4%
    Mastercard, Inc., Class A...............................     495,575     125,994,988       0.5%
*   Micron Technology, Inc..................................   1,627,340      68,445,920       0.3%
    Microsoft Corp..........................................   3,927,281     512,902,899       1.9%
    Oracle Corp.............................................   1,640,590      90,773,845       0.3%
    Texas Instruments, Inc..................................     544,841      64,198,615       0.2%
#   Visa, Inc., Class A.....................................     871,369     143,279,205       0.5%
    Other Securities........................................               2,748,370,098       9.8%
                                                                         ---------------      ----
TOTAL INFORMATION TECHNOLOGY................................               5,086,798,669      18.6%
                                                                         ---------------      ----
MATERIALS -- (4.1%)
    Other Securities........................................               1,208,404,896       4.4%
                                                                         ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities........................................                  95,295,254       0.4%
                                                                         ---------------      ----
UTILITIES -- (1.8%)
    Other Securities........................................                 531,243,667       2.0%
                                                                         ---------------      ----
TOTAL COMMON STOCKS.........................................              27,095,462,845      99.1%
                                                                         ---------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security..........................................                     621,427       0.0%
                                                                         ---------------      ----
TOTAL INVESTMENT SECURITIES.................................              27,096,084,272
                                                                         ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
    State Street Institutional U.S. Government Money Market
      Fund, 2.370%.......................................... 242,131,326     242,131,326       0.9%
                                                                         ---------------      ----

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                            PERCENTAGE
                                                SHARES        VALUE+      OF NET ASSETS++
                                              ----------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (6.6%)
@(S) The DFA Short Term Investment Fund...... 165,055,589 $ 1,909,858,226        7.0%
                                                          ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $19,538,810,825).....................             $29,248,073,824      107.0%
                                                          ===============      =====

As of April 30, 2019, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                                          UNREALIZED
                                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index................   1,585    06/21/19  $219,947,481 $233,668,625  $13,721,144
                                                              ------------ ------------  -----------
TOTAL FUTURES CONTRACTS.................                      $219,947,481 $233,668,625  $13,721,144
                                                              ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ------------------------------------------------------
                                             LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                         --------------- -------------- ------- ---------------
Common Stocks
   Communication Services............... $ 2,135,625,527             --   --    $ 2,135,625,527
   Consumer Discretionary...............   3,369,002,954 $        4,300   --      3,369,007,254
   Consumer Staples.....................   1,566,863,638             --   --      1,566,863,638
   Energy...............................   1,578,172,804             --   --      1,578,172,804
   Financials...........................   4,649,895,180         11,735   --      4,649,906,915
   Health Care..........................   2,981,904,246          1,350   --      2,981,905,596
   Industrials..........................   3,892,085,125        153,500   --      3,892,238,625
   Information Technology...............   5,086,785,768         12,901   --      5,086,798,669
   Materials............................   1,208,404,896             --   --      1,208,404,896
   Real Estate..........................      95,295,254             --   --         95,295,254
   Utilities............................     531,243,667             --   --        531,243,667
Preferred Stocks
   Communication Services...............         621,427             --   --            621,427
Temporary Cash Investments..............     242,131,326             --   --        242,131,326
Securities Lending Collateral...........              --  1,909,858,226   --      1,909,858,226
Futures Contracts**.....................      13,721,144             --   --         13,721,144
                                         --------------- --------------   --    ---------------
TOTAL................................... $27,351,752,956 $1,910,042,012   --    $29,261,794,968
                                         =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                PERCENTAGE
                                                        SHARES      VALUE+    OF NET ASSETS++
                                                       --------- ------------ ---------------
COMMON STOCKS -- (91.8%)
COMMUNICATION SERVICES -- (6.1%)
*   Alphabet, Inc., Class A...........................    10,540 $ 12,637,038       0.3%
*   Alphabet, Inc., Class C...........................    11,067   13,152,908       0.3%
    AT&T, Inc......................................... 1,478,073   45,761,140       1.0%
*   Charter Communications, Inc., Class A.............    22,828    8,473,525       0.2%
    Comcast Corp., Class A............................   487,867   21,236,851       0.5%
    Nexstar Media Group, Inc., Class A................    74,085    8,671,649       0.2%
    Verizon Communications, Inc.......................   270,126   15,448,506       0.3%
    Walt Disney Co. (The).............................   154,596   21,175,014       0.5%
    Other Securities..................................            167,033,313       3.3%
                                                                 ------------      ----
TOTAL COMMUNICATION SERVICES..........................            313,589,944       6.6%
                                                                 ------------      ----
CONSUMER DISCRETIONARY -- (10.4%)
    Ford Motor Co.....................................   816,906    8,536,668       0.2%
    General Motors Co.................................   390,610   15,214,259       0.3%
    Lennar Corp., Class A.............................   148,783    7,741,179       0.2%
    PulteGroup, Inc...................................   244,585    7,694,644       0.2%
    Other Securities..................................            493,505,851      10.4%
                                                                 ------------      ----
TOTAL CONSUMER DISCRETIONARY..........................            532,692,601      11.3%
                                                                 ------------      ----
CONSUMER STAPLES -- (3.6%)
    Procter & Gamble Co. (The)........................   116,144   12,367,013       0.3%
    Walmart, Inc......................................    76,857    7,903,974       0.2%
    Other Securities..................................            162,670,396       3.4%
                                                                 ------------      ----
TOTAL CONSUMER STAPLES................................            182,941,383       3.9%
                                                                 ------------      ----
ENERGY -- (6.2%)
    Chevron Corp......................................   219,265   26,324,956       0.6%
    Exxon Mobil Corp..................................   365,812   29,367,387       0.6%
    HollyFrontier Corp................................   177,176    8,456,610       0.2%
    Valero Energy Corp................................    89,358    8,101,196       0.2%
    Other Securities..................................            242,579,953       5.1%
                                                                 ------------      ----
TOTAL ENERGY..........................................            314,830,102       6.7%
                                                                 ------------      ----
FINANCIALS -- (22.7%)
    Ally Financial, Inc...............................   297,038    8,824,999       0.2%
    American Express Co...............................    71,837    8,421,452       0.2%
    Bank of America Corp..............................   851,074   26,025,843       0.6%
*   Berkshire Hathaway, Inc., Class B.................   118,517   25,683,819       0.6%
    Citigroup, Inc....................................   258,480   18,274,536       0.4%
    Fifth Third Bancorp...............................   342,882    9,881,859       0.2%
    First American Financial Corp.....................   149,802    8,547,702       0.2%
    Goldman Sachs Group, Inc. (The)...................    44,550    9,173,736       0.2%
    Hartford Financial Services Group, Inc. (The).....   171,851    8,989,526       0.2%
    JPMorgan Chase & Co...............................   455,329   52,840,930       1.1%
#   Kemper Corp.......................................   101,589    9,130,819       0.2%
    Morgan Stanley....................................   171,784    8,288,578       0.2%
    Principal Financial Group, Inc....................   157,281    8,990,182       0.2%
    Regions Financial Corp............................   513,764    7,978,755       0.2%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

                                                            PERCENTAGE
                                   SHARES      VALUE+     OF NET ASSETS++
                                   ------- -------------- ---------------
FINANCIALS -- (Continued)
    Sterling Bancorp.............. 360,233 $    7,716,191       0.2%
    Wells Fargo & Co.............. 538,528     26,070,140       0.6%
    Other Securities..............            914,519,759      19.0%
                                           --------------      ----
TOTAL FINANCIALS..................          1,159,358,826      24.5%
                                           --------------      ----
HEALTH CARE -- (7.8%)
    Abbott Laboratories........... 118,077      9,394,206       0.2%
    Johnson & Johnson.............  93,489     13,200,647       0.3%
    Merck & Co., Inc.............. 149,737     11,785,799       0.3%
    Pfizer, Inc................... 375,679     15,256,324       0.3%
    UnitedHealth Group, Inc.......  51,083     11,905,915       0.3%
    Other Securities..............            338,306,285       7.0%
                                           --------------      ----
TOTAL HEALTH CARE.................            399,849,176       8.4%
                                           --------------      ----
INDUSTRIALS -- (15.0%)
    Norfolk Southern Corp.........  41,621      8,491,516       0.2%
    Quanta Services, Inc.......... 202,897      8,237,618       0.2%
    United Technologies Corp......  67,283      9,595,229       0.2%
    Other Securities..............            740,750,508      15.6%
                                           --------------      ----
TOTAL INDUSTRIALS.................            767,074,871      16.2%
                                           --------------      ----
INFORMATION TECHNOLOGY -- (13.8%)
    Apple, Inc.................... 285,245     57,240,114       1.2%
    Cisco Systems, Inc............ 237,876     13,309,162       0.3%
    Intel Corp.................... 578,019     29,502,090       0.6%
    Jabil, Inc.................... 256,371      7,744,968       0.2%
*   Micron Technology, Inc........ 295,915     12,446,185       0.3%
    Microsoft Corp................ 278,222     36,335,793       0.8%
    Oracle Corp................... 141,867      7,849,501       0.2%
    Other Securities..............            539,429,992      11.3%
                                           --------------      ----
TOTAL INFORMATION TECHNOLOGY......            703,857,805      14.9%
                                           --------------      ----
MATERIALS -- (4.6%)
    Reliance Steel & Aluminum Co..  86,542      7,958,402       0.2%
    Other Securities..............            229,933,377       4.8%
                                           --------------      ----
TOTAL MATERIALS...................            237,891,779       5.0%
                                           --------------      ----
REAL ESTATE -- (0.5%)
    Other Securities..............             24,490,375       0.5%
                                           --------------      ----
UTILITIES -- (1.1%)
    Other Securities..............             54,066,878       1.1%
                                           --------------      ----
TOTAL COMMON STOCKS...............          4,690,643,740      99.1%
                                           --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security................                386,634       0.0%
                                           --------------      ----
TOTAL INVESTMENT SECURITIES.......          4,691,030,374
                                           --------------

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                                        PERCENTAGE
                                                                              SHARES       VALUE+     OF NET ASSETS++
                                                                            ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
   State Street Institutional U.S. Government Money Market Fund, 2.370%.... 41,200,704 $   41,200,704        0.9%
SECURITIES LENDING COLLATERAL -- (7.4%)
@(S) The DFA Short Term Investment Fund.................................... 32,802,784    379,561,018        8.0%
                                                                                       --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,496,509,569)....................................................            $5,111,792,096      108.0%
                                                                                       ==============      =====

As of April 30, 2019, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index...........    260     06/21/19  $36,146,000 $38,330,500   $2,184,500
                                                         ----------- -----------   ----------
TOTAL FUTURES CONTRACTS............                      $36,146,000 $38,330,500   $2,184,500
                                                         =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                            LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                         -------------- ------------ ------- --------------
Common Stocks
   Communication Services............... $  313,589,944           --   --    $  313,589,944
   Consumer Discretionary...............    532,691,079 $      1,522   --       532,692,601
   Consumer Staples.....................    182,941,383           --   --       182,941,383
   Energy...............................    314,830,102           --   --       314,830,102
   Financials...........................  1,159,354,068        4,758   --     1,159,358,826
   Health Care..........................    399,849,176           --   --       399,849,176
   Industrials..........................    767,074,871           --   --       767,074,871
   Information Technology...............    703,857,805           --   --       703,857,805
   Materials............................    237,891,779           --   --       237,891,779
   Real Estate..........................     24,490,375           --   --        24,490,375
   Utilities............................     54,066,878           --   --        54,066,878
Preferred Stocks
   Communication Services...............        386,634           --   --           386,634
Temporary Cash Investments..............     41,200,704           --   --        41,200,704
Securities Lending Collateral...........             --  379,561,018   --       379,561,018
Futures Contracts**.....................      2,184,500           --   --         2,184,500
                                         -------------- ------------   --    --------------
TOTAL................................... $4,734,409,298 $379,567,298   --    $5,113,976,596
                                         ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                        PERCENTAGE
                                              SHARES       VALUE+     OF NET ASSETS++
                                             --------- -------------- ---------------
COMMON STOCKS -- (85.9%)
COMMUNICATION SERVICES -- (3.5%)
#   Nexstar Media Group, Inc., Class A......   460,746 $   53,930,319       0.3%
*   Zynga, Inc., Class A.................... 8,817,621     49,907,735       0.3%
    Other Securities........................              625,619,953       3.4%
                                                       --------------      ----
TOTAL COMMUNICATION SERVICES................              729,458,007       4.0%
                                                       --------------      ----
CONSUMER DISCRETIONARY -- (12.6%)
    Aaron's, Inc............................   727,525     40,515,867       0.2%
#   American Eagle Outfitters, Inc.......... 1,887,209     44,877,830       0.3%
*   Deckers Outdoor Corp....................   504,842     79,871,053       0.5%
*   Helen of Troy, Ltd......................   324,067     46,665,648       0.3%
#   Marriott Vacations Worldwide Corp.......   410,789     43,391,642       0.2%
#*  Planet Fitness, Inc., Class A...........   530,292     40,143,104       0.2%
    Wolverine World Wide, Inc............... 1,157,045     42,590,827       0.2%
    Other Securities........................            2,294,880,089      12.7%
                                                       --------------      ----
TOTAL CONSUMER DISCRETIONARY................            2,632,936,060      14.6%
                                                       --------------      ----
CONSUMER STAPLES -- (3.8%)
*   Darling Ingredients, Inc................ 1,790,986     39,061,405       0.2%
#   Sanderson Farms, Inc....................   317,453     48,135,398       0.3%
#*  TreeHouse Foods, Inc....................   552,881     37,031,969       0.2%
    Other Securities........................              658,138,026       3.6%
                                                       --------------      ----
TOTAL CONSUMER STAPLES......................              782,366,798       4.3%
                                                       --------------      ----
ENERGY -- (4.7%)
#*  Oceaneering International, Inc.......... 2,063,021     39,610,003       0.2%
    Other Securities........................              938,698,607       5.2%
                                                       --------------      ----
TOTAL ENERGY................................              978,308,610       5.4%
                                                       --------------      ----
FINANCIALS -- (16.9%)
#   BancorpSouth Bank....................... 1,522,695     46,411,744       0.3%
#   Cathay General Bancorp.................. 1,469,974     54,080,343       0.3%
    Columbia Banking System, Inc............ 1,046,459     39,284,071       0.2%
#   Community Bank System, Inc..............   620,520     41,239,759       0.2%
    FirstCash, Inc..........................   625,879     61,135,861       0.3%
#   Fulton Financial Corp................... 2,086,869     35,998,490       0.2%
#   Glacier Bancorp, Inc....................   932,686     39,723,097       0.2%
*   Green Dot Corp., Class A................   572,524     36,509,855       0.2%
#   Kemper Corp.............................   522,796     46,988,904       0.3%
#*  LendingTree, Inc........................   111,496     42,905,891       0.2%
#   RLI Corp................................   474,546     38,594,826       0.2%
#   Selective Insurance Group, Inc..........   763,279     54,429,425       0.3%
    TCF Financial Corp...................... 2,107,424     46,637,293       0.3%
    Other Securities........................            2,933,178,552      16.3%
                                                       --------------      ----
TOTAL FINANCIALS............................            3,517,118,111      19.5%
                                                       --------------      ----
HEALTH CARE -- (7.5%)
*   Amedisys, Inc...........................   364,629     46,606,879       0.3%
*   Horizon Pharma P.L.C.................... 2,283,701     58,302,887       0.3%

U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                          PERCENTAGE
                                               SHARES       VALUE+      OF NET ASSETS++
                                              --------- --------------- ---------------
HEALTH CARE -- (Continued)
#*  LHC Group, Inc...........................   374,532 $    41,614,251       0.2%
    Other Securities.........................             1,417,528,653       7.9%
                                                        ---------------      ----
TOTAL HEALTH CARE............................             1,564,052,670       8.7%
                                                        ---------------      ----
INDUSTRIALS -- (16.8%)
    Armstrong World Industries, Inc..........   528,717      45,823,902       0.3%
#*  Chart Industries, Inc....................   487,187      43,003,996       0.2%
*   Clean Harbors, Inc.......................   518,261      39,387,836       0.2%
#   MSA Safety, Inc..........................   350,718      38,547,415       0.2%
    Regal Beloit Corp........................   469,890      39,978,241       0.2%
#*  Spirit Airlines, Inc.....................   748,626      40,710,282       0.2%
    Terex Corp............................... 1,116,268      37,205,212       0.2%
    Tetra Tech, Inc..........................   660,168      42,726,073       0.2%
#*  Trex Co., Inc............................   555,448      38,475,883       0.2%
    Other Securities.........................             3,134,941,804      17.5%
                                                        ---------------      ----
TOTAL INDUSTRIALS............................             3,500,800,644      19.4%
                                                        ---------------      ----
INFORMATION TECHNOLOGY -- (12.1%)
*   ACI Worldwide, Inc....................... 1,171,716      41,619,352       0.2%
#   Cabot Microelectronics Corp..............   328,904      41,524,130       0.2%
#*  Cree, Inc................................   834,593      55,158,251       0.3%
    KBR, Inc................................. 1,714,360      38,093,079       0.2%
#*  LiveRamp Holdings, Inc...................   764,293      44,581,211       0.3%
#*  Manhattan Associates, Inc................   575,072      38,788,606       0.2%
#   Science Applications International Corp..   518,425      38,855,954       0.2%
*   Semtech Corp.............................   674,047      36,310,912       0.2%
*   Silicon Laboratories, Inc................   353,830      38,093,338       0.2%
*   Tech Data Corp...........................   393,553      41,956,685       0.2%
    Other Securities.........................             2,105,537,189      11.7%
                                                        ---------------      ----
TOTAL INFORMATION TECHNOLOGY.................             2,520,518,707      13.9%
                                                        ---------------      ----
MATERIALS -- (4.4%)
    Domtar Corp..............................   757,834      37,058,083       0.2%
    Other Securities.........................               880,591,188       4.9%
                                                        ---------------      ----
TOTAL MATERIALS..............................               917,649,271       5.1%
                                                        ---------------      ----
REAL ESTATE -- (0.6%)
    Other Securities.........................               122,353,039       0.7%
                                                        ---------------      ----
UTILITIES -- (3.0%)
    Spire, Inc...............................   447,695      37,691,442       0.2%
    Other Securities.........................               587,410,645       3.3%
                                                        ---------------      ----
TOTAL UTILITIES..............................               625,102,087       3.5%
                                                        ---------------      ----
TOTAL COMMON STOCKS..........................            17,890,664,004      99.1%
                                                        ---------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security...........................                 1,862,140       0.0%
                                                        ---------------      ----

U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                                       PERCENTAGE
                                                           SHARES        VALUE+      OF NET ASSETS++
                                                         ----------- --------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
      Other Security....................................             $           341        0.0%
                                                                     ---------------      -----
TOTAL INVESTMENT SECURITIES.............................              17,892,526,485
                                                                     ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government
        Money Market Fund, 2.370%....................... 164,503,671     164,503,671        0.9%
                                                                     ---------------      -----
SECURITIES LENDING COLLATERAL -- (13.3%)
@(S)  The DFA Short Term Investment Fund................ 240,269,928   2,780,163,333       15.4%
                                                                     ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $16,850,786,859)..............................               $20,837,193,489      115.4%
                                                                     ===============      =====

As of April 30, 2019, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                  UNREALIZED
                                 NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                      CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                      --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index........   1,102    06/21/19  $153,579,006 $162,462,350   $8,883,344
                                                      ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.........                      $153,579,006 $162,462,350   $8,883,344
                                                      ============ ============   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                     LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                 --------------- -------------- ------- ---------------
Common Stocks
   Communication Services....... $   729,458,007             --   --    $   729,458,007
   Consumer Discretionary.......   2,632,923,011 $       13,049   --      2,632,936,060
   Consumer Staples.............     782,366,798             --   --        782,366,798
   Energy.......................     978,308,610             --   --        978,308,610
   Financials...................   3,517,091,407         26,704   --      3,517,118,111
   Health Care..................   1,564,048,717          3,953   --      1,564,052,670
   Industrials..................   3,500,647,144        153,500   --      3,500,800,644
   Information Technology.......   2,520,486,839         31,868   --      2,520,518,707
   Materials....................     917,649,271             --   --        917,649,271
   Real Estate..................     122,353,039             --   --        122,353,039
   Utilities....................     625,102,087             --   --        625,102,087
Preferred Stocks
   Communication Services.......       1,862,140             --   --          1,862,140
Rights/Warrants
   Consumer Discretionary.......              --            341   --                341
Temporary Cash Investments......     164,503,671             --   --        164,503,671
Securities Lending Collateral...              --  2,780,163,333   --      2,780,163,333
Futures Contracts**.............       8,883,344             --   --          8,883,344
                                 --------------- --------------   --    ---------------
TOTAL........................... $18,065,684,085 $2,780,392,748   --    $20,846,076,833
                                 =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  PERCENTAGE
                                        SHARES       VALUE+     OF NET ASSETS++
                                       --------- -------------- ---------------
COMMON STOCKS -- (88.4%)
COMMUNICATION SERVICES -- (3.0%)
    Shenandoah Telecommunications Co..   449,832 $   18,591,557       0.3%
    Other Securities..................              201,606,064       3.0%
                                                 --------------      ----
TOTAL COMMUNICATION SERVICES..........              220,197,621       3.3%
                                                 --------------      ----
CONSUMER DISCRETIONARY -- (11.7%)
#   Abercrombie & Fitch Co., Class A..   554,004     16,559,180       0.3%
    Callaway Golf Co.................. 1,105,362     19,410,157       0.3%
*   Fox Factory Holding Corp..........   238,594     18,514,894       0.3%
*   Gentherm, Inc.....................   398,697     16,888,805       0.3%
    La-Z-Boy, Inc.....................   558,862     18,330,674       0.3%
    Other Securities..................              780,669,454      11.6%
                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY..........              870,373,164      13.1%
                                                 --------------      ----
CONSUMER STAPLES -- (3.4%)
#   Calavo Growers, Inc...............   186,692     17,886,961       0.3%
#   Coca-Cola Consolidated, Inc.......    72,733     23,640,407       0.4%
    Inter Parfums, Inc................   301,212     21,834,858       0.3%
    Medifast, Inc.....................   129,943     19,061,339       0.3%
#   MGP Ingredients, Inc..............   188,068     16,525,535       0.3%
    Other Securities..................              153,603,057       2.2%
                                                 --------------      ----
TOTAL CONSUMER STAPLES................              252,552,157       3.8%
                                                 --------------      ----
ENERGY -- (5.7%)
#   US Silica Holdings, Inc........... 1,105,810     17,493,914       0.3%
    Other Securities..................              410,216,321       6.1%
                                                 --------------      ----
TOTAL ENERGY..........................              427,710,235       6.4%
                                                 --------------      ----
FINANCIALS -- (19.1%)
    First BanCorp..................... 1,728,154     19,528,140       0.3%
*   NMI Holdings, Inc., Class A.......   763,913     21,450,677       0.3%
    Safety Insurance Group, Inc.......   179,085     16,640,578       0.3%
    Walker & Dunlop, Inc..............   339,012     18,628,709       0.3%
#*  World Acceptance Corp.............   128,175     16,661,468       0.3%
    WSFS Financial Corp...............   401,598     17,341,002       0.3%
    Other Securities..................            1,309,096,750      19.6%
                                                 --------------      ----
TOTAL FINANCIALS......................            1,419,347,324      21.4%
                                                 --------------      ----
HEALTH CARE -- (9.1%)
    Atrion Corp.......................    20,115     17,701,200       0.3%
#*  BioTelemetry, Inc.................   301,832     16,419,661       0.3%
    CONMED Corp.......................   271,422     21,721,903       0.3%
*   CorVel Corp.......................   262,182     18,824,668       0.3%
    Ensign Group, Inc. (The)..........   505,197     26,027,749       0.4%
#   US Physical Therapy, Inc..........   143,514     16,717,946       0.3%
    Other Securities..................              557,059,173       8.3%
                                                 --------------      ----
TOTAL HEALTH CARE.....................              674,472,300      10.2%
                                                 --------------      ----

U.S. MICRO CAP PORTFOLIO

CONTINUED

                                                              PERCENTAGE
                                     SHARES      VALUE+     OF NET ASSETS++
                                     ------- -------------- ---------------
INDUSTRIALS -- (17.5%)
#   AAON, Inc....................... 421,106 $   21,143,732       0.3%
#*  Aerovironment, Inc.............. 243,472     16,692,440       0.3%
    Albany International Corp.,
      Class A....................... 251,985     18,639,330       0.3%
*   Casella Waste Systems, Inc.,
      Class A....................... 462,261     17,251,580       0.3%
#*  Chart Industries, Inc........... 288,629     25,477,282       0.4%
    Comfort Systems USA, Inc........ 378,197     20,460,458       0.3%
    Exponent, Inc................... 333,717     18,895,057       0.3%
    Federal Signal Corp............. 671,262     19,312,208       0.3%
    Forward Air Corp................ 306,722     19,421,637       0.3%
    Kaman Corp...................... 281,442     17,424,074       0.3%
*   Mercury Systems, Inc............ 241,492     17,633,746       0.3%
*   Meritor, Inc.................... 757,605     18,379,497       0.3%
    Other Securities................          1,074,662,459      16.0%
                                             --------------      ----
TOTAL INDUSTRIALS...................          1,305,393,500      19.7%
                                             --------------      ----
INFORMATION TECHNOLOGY -- (12.0%)
#   Badger Meter, Inc............... 332,787     18,463,023       0.3%
    Brooks Automation, Inc.......... 491,358     18,430,839       0.3%
*   Fabrinet........................ 394,515     23,876,048       0.4%
#*  Finisar Corp.................... 846,065     20,398,627       0.3%
*   Insight Enterprises, Inc........ 311,814     17,642,436       0.3%
*   Knowles Corp.................... 870,371     16,432,604       0.3%
#*  OSI Systems, Inc................ 216,976     19,556,047       0.3%
    Progress Software Corp.......... 389,221     17,752,370       0.3%
*   Virtusa Corp.................... 358,465     19,912,731       0.3%
    Other Securities................            720,962,821      10.7%
                                             --------------      ----
TOTAL INFORMATION TECHNOLOGY........            893,427,546      13.5%
                                             --------------      ----
MATERIALS -- (3.9%)
    Innospec, Inc................... 254,933     21,623,417       0.3%
    Kaiser Aluminum Corp............ 167,047     16,437,425       0.3%
    Other Securities................            248,951,588       3.7%
                                             --------------      ----
TOTAL MATERIALS.....................            287,012,430       4.3%
                                             --------------      ----
REAL ESTATE -- (1.0%)
    HFF, Inc., Class A.............. 425,510     20,250,021       0.3%
    Other Securities................             55,312,548       0.8%
                                             --------------      ----
TOTAL REAL ESTATE...................             75,562,569       1.1%
                                             --------------      ----
UTILITIES -- (2.0%)
#   American States Water Co........ 267,077     19,007,870       0.3%
#   California Water Service Group.. 430,087     21,672,084       0.3%
    Other Securities................            110,510,164       1.7%
                                             --------------      ----
TOTAL UTILITIES.....................            151,190,118       2.3%
                                             --------------      ----
TOTAL COMMON STOCKS.................          6,577,238,964      99.1%
                                             --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security..................                700,716       0.0%
                                             --------------      ----

U.S. MICRO CAP PORTFOLIO

CONTINUED

                                                                           PERCENTAGE
                                                 SHARES       VALUE+     OF NET ASSETS++
                                               ---------- -------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
      Other Security..........................            $          508        0.0%
                                                          --------------      -----
TOTAL INVESTMENT SECURITIES...................             6,577,940,188
                                                          --------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S.
        Government Money Market Fund, 2.370%.. 61,419,797     61,419,797        0.9%
                                                          --------------      -----
SECURITIES LENDING COLLATERAL -- (10.7%)
@(S)  The DFA Short Term Investment Fund...... 68,932,306    797,615,708       12.0%
                                                          --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,386,435,950).......................            $7,436,975,693      112.0%
                                                          ==============      =====

As of April 30, 2019, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                                 NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                      CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                      --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..........    393     06/21/19  $54,507,873 $57,938,025   $3,430,152
                                                      ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.........                      $54,507,873 $57,938,025   $3,430,152
                                                      =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
   Communication Services....... $  220,197,621           --   --    $  220,197,621
   Consumer Discretionary.......    870,361,685 $     11,479   --       870,373,164
   Consumer Staples.............    252,552,157           --   --       252,552,157
   Energy.......................    427,710,235           --   --       427,710,235
   Financials...................  1,419,326,073       21,251   --     1,419,347,324
   Health Care..................    674,472,300           --   --       674,472,300
   Industrials..................  1,305,393,500           --   --     1,305,393,500
   Information Technology.......    893,411,499       16,047   --       893,427,546
   Materials....................    287,012,430           --   --       287,012,430
   Real Estate..................     75,562,569           --   --        75,562,569
   Utilities....................    151,190,118           --   --       151,190,118
Preferred Stocks
   Communication Services.......        700,716           --   --           700,716
Rights/Warrants
   Consumer Discretionary.......             --          508   --               508
Temporary Cash Investments......     61,419,797           --   --        61,419,797
Securities Lending Collateral...             --  797,615,708   --       797,615,708
Futures Contracts**.............      3,430,152           --   --         3,430,152
                                 -------------- ------------   --    --------------
TOTAL........................... $6,642,740,852 $797,664,993   --    $7,440,405,845
                                 ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                            PERCENTAGE
                                     SHARES     VALUE+    OF NET ASSETS++
                                     ------- ------------ ---------------
COMMON STOCKS -- (98.4%)
COMMUNICATION SERVICES -- (6.0%)
    Comcast Corp., Class A.......... 207,454 $  9,030,472       0.8%
    Verizon Communications, Inc..... 732,708   41,903,570       3.6%
    Other Securities................           18,828,072       1.6%
                                             ------------      ----
TOTAL COMMUNICATION SERVICES........           69,762,114       6.0%
                                             ------------      ----
CONSUMER DISCRETIONARY -- (17.8%)
*   Amazon.com, Inc.................  22,905   44,126,941       3.8%
*   Booking Holdings, Inc...........   5,646   10,473,274       0.9%
    General Motors Co............... 170,415    6,637,664       0.6%
    Home Depot, Inc. (The).......... 125,512   25,566,794       2.2%
    Lowe's Cos., Inc................  96,419   10,908,846       0.9%
    NIKE, Inc., Class B............. 155,829   13,686,461       1.2%
    Starbucks Corp.................. 127,762    9,924,552       0.9%
    TJX Cos., Inc. (The)............ 141,074    7,742,141       0.7%
    Other Securities................           79,827,387       6.8%
                                             ------------      ----
TOTAL CONSUMER DISCRETIONARY........          208,894,060      18.0%
                                             ------------      ----
CONSUMER STAPLES -- (9.3%)
    Altria Group, Inc............... 285,640   15,518,821       1.3%
    Coca-Cola Co. (The)............. 402,471   19,745,227       1.7%
    Costco Wholesale Corp...........  54,131   13,290,785       1.2%
    PepsiCo, Inc.................... 181,767   23,275,264       2.0%
    Walmart, Inc....................  69,502    7,147,586       0.6%
    Other Securities................           30,315,737       2.6%
                                             ------------      ----
TOTAL CONSUMER STAPLES..............          109,293,420       9.4%
                                             ------------      ----
ENERGY -- (2.0%)
    ConocoPhillips.................. 122,749    7,747,917       0.7%
    Other Securities................           15,621,602       1.3%
                                             ------------      ----
TOTAL ENERGY........................           23,369,519       2.0%
                                             ------------      ----
FINANCIALS -- (3.7%)
    American Express Co.............  97,128   11,386,316       1.0%
    Other Securities................           32,230,522       2.8%
                                             ------------      ----
TOTAL FINANCIALS....................           43,616,838       3.8%
                                             ------------      ----
HEALTH CARE -- (9.2%)
    AbbVie, Inc.....................  80,446    6,386,608       0.6%
    Amgen, Inc......................  93,489   16,764,447       1.5%
*   Biogen, Inc.....................  27,369    6,274,070       0.5%
*   Celgene Corp....................  73,557    6,962,906       0.6%
    Eli Lilly & Co..................  95,261   11,149,347       1.0%
    Gilead Sciences, Inc............ 182,157   11,847,491       1.0%
    Johnson & Johnson...............  68,418    9,660,622       0.8%
    Merck & Co., Inc................ 226,437   17,822,856       1.5%
    Other Securities................           20,577,770       1.8%
                                             ------------      ----
TOTAL HEALTH CARE...................          107,446,117       9.3%
                                             ------------      ----

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                  PERCENTAGE
                                        SHARES       VALUE+     OF NET ASSETS++
                                       --------- -------------- ---------------
INDUSTRIALS -- (17.5%)
      3M Co...........................    76,750 $   14,544,892        1.3%
      Boeing Co. (The)................    41,230     15,572,159        1.3%
      Caterpillar, Inc................    93,447     13,028,381        1.1%
      Deere & Co......................    46,325      7,672,810        0.7%
      Honeywell International, Inc....    90,936     15,789,218        1.4%
      Lockheed Martin Corp............    25,181      8,393,583        0.7%
      Northrop Grumman Corp...........    21,045      6,101,156        0.5%
      Union Pacific Corp..............   107,236     18,985,061        1.6%
      United Parcel Service, Inc.,
        Class B.......................    70,880      7,528,874        0.7%
      Waste Management, Inc...........    57,467      6,168,508        0.5%
      Other Securities................               91,768,030        7.9%
                                                 --------------      -----
TOTAL INDUSTRIALS.....................              205,552,672       17.7%
                                                 --------------      -----
INFORMATION TECHNOLOGY -- (29.9%)
      Accenture P.L.C., Class A.......    89,904     16,422,764        1.4%
      Apple, Inc......................   213,682     42,879,567        3.7%
      Applied Materials, Inc..........   138,054      6,084,040        0.5%
      Automatic Data Processing, Inc..    51,086      8,398,028        0.7%
      Intel Corp......................   217,957     11,124,525        1.0%
      International Business Machines
        Corp..........................   145,047     20,345,743        1.8%
      Intuit, Inc.....................    26,493      6,651,333        0.6%
      Mastercard, Inc., Class A.......   103,339     26,272,907        2.3%
*     Micron Technology, Inc..........   170,453      7,169,253        0.6%
      Microsoft Corp..................   354,106     46,246,244        4.0%
      NVIDIA Corp.....................    51,136      9,255,616        0.8%
      Oracle Corp.....................   390,543     21,608,744        1.9%
      QUALCOMM, Inc...................   119,601     10,301,234        0.9%
      Texas Instruments, Inc..........   122,062     14,382,565        1.2%
      Visa, Inc., Class A.............   199,744     32,843,906        2.8%
      Other Securities................               70,796,432        6.1%
                                                 --------------      -----
TOTAL INFORMATION TECHNOLOGY..........              350,782,901       30.3%
                                                 --------------      -----
MATERIALS -- (2.9%)
      Other Securities................               34,147,383        3.0%
                                                 --------------      -----
UTILITIES -- (0.1%)
      Other Security..................                  478,437        0.0%
                                                 --------------      -----
TOTAL COMMON STOCKS...................            1,153,343,461       99.5%
                                                 --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional U.S.
        Government Money Market Fund,
        2.370%........................ 7,126,990      7,126,990        0.6%
                                                 --------------      -----
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S)  The DFA Short Term Investment
        Fund.......................... 1,001,149     11,584,296        1.0%
                                                 --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,056,774,833)...............           $1,172,054,747      101.1%
                                                 ==============      =====

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -------------------------------------------------
                                            LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                         -------------- ----------- ------- --------------
Common Stocks
   Communication Services............... $   69,762,114          --   --    $   69,762,114
   Consumer Discretionary...............    208,894,060          --   --       208,894,060
   Consumer Staples.....................    109,293,420          --   --       109,293,420
   Energy...............................     23,369,519          --   --        23,369,519
   Financials...........................     43,616,838          --   --        43,616,838
   Health Care..........................    107,446,117          --   --       107,446,117
   Industrials..........................    205,552,672          --   --       205,552,672
   Information Technology...............    350,782,901          --   --       350,782,901
   Materials............................     34,147,383          --   --        34,147,383
   Utilities............................        478,437          --   --           478,437
Temporary Cash Investments..............      7,126,990          --   --         7,126,990
Securities Lending Collateral...........             -- $11,584,296   --        11,584,296
                                         -------------- -----------   --    --------------
TOTAL................................... $1,160,470,451 $11,584,296   --    $1,172,054,747
                                         ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                PERCENTAGE
                                        SHARES      VALUE+    OF NET ASSETS++
                                       --------- ------------ ---------------
COMMON STOCKS -- (96.0%)
REAL ESTATE -- (96.0%)
    Alexandria Real Estate Equities,
      Inc.............................   972,171 $138,427,429       1.5%
    American Campus Communities, Inc.. 1,214,231   57,311,703       0.6%
    American Homes 4 Rent, Class A.... 2,377,832   57,020,411       0.6%
    American Tower Corp............... 3,898,135  761,305,765       8.0%
    Apartment Investment & Management
      Co., Class A.................... 1,359,864   67,122,887       0.7%
    AvalonBay Communities, Inc........ 1,227,275  246,596,366       2.6%
    Boston Properties, Inc............ 1,374,080  189,100,890       2.0%
    Camden Property Trust.............   829,894   83,528,831       0.9%
    Crown Castle International Corp... 3,656,867  459,960,731       4.9%
    CubeSmart......................... 1,649,253   52,627,663       0.6%
#   CyrusOne, Inc.....................   912,567   50,820,856       0.5%
#   Digital Realty Trust, Inc......... 1,823,385  214,630,648       2.3%
    Douglas Emmett, Inc............... 1,429,147   58,866,565       0.6%
    Duke Realty Corp.................. 3,156,127   98,218,672       1.0%
#   EPR Properties....................   658,068   51,895,242       0.5%
    Equinix, Inc......................   736,041  334,677,843       3.5%
    Equity LifeStyle Properties, Inc..   756,993   88,341,083       0.9%
    Equity Residential................ 3,275,457  250,310,424       2.6%
    Essex Property Trust, Inc.........   586,560  165,703,200       1.7%
    Extra Space Storage, Inc.......... 1,135,236  117,712,621       1.2%
    Federal Realty Investment Trust...   650,812   87,111,186       0.9%
    Gaming and Leisure Properties,
      Inc............................. 1,817,447   73,388,510       0.8%
#   HCP, Inc.......................... 4,208,980  125,343,424       1.3%
    Host Hotels & Resorts, Inc........ 6,595,002  126,887,838       1.3%
#   Invitation Homes, Inc............. 2,899,871   72,090,793       0.8%
#   Iron Mountain, Inc................ 2,396,121   77,826,010       0.8%
#   Kilroy Realty Corp................   912,637   70,190,912       0.7%
#   Kimco Realty Corp................. 3,730,315   64,870,178       0.7%
#   Lamar Advertising Co., Class A....   753,369   62,281,015       0.7%
    Liberty Property Trust............ 1,308,853   64,971,463       0.7%
#   Medical Properties Trust, Inc..... 3,282,123   57,305,868       0.6%
    Mid-America Apartment
      Communities, Inc................ 1,022,014  111,818,552       1.2%
    National Retail Properties, Inc... 1,426,336   75,053,800       0.8%
#   Omega Healthcare Investors, Inc... 1,773,132   62,751,141       0.7%
#   Park Hotels & Resorts, Inc........ 1,812,783   58,154,079       0.6%
    Prologis, Inc..................... 5,576,702  427,565,742       4.5%
    Public Storage.................... 1,383,304  305,959,179       3.2%
    Realty Income Corp................ 2,643,115  185,044,481       2.0%
    Regency Centers Corp.............. 1,373,557   92,261,824       1.0%
*   SBA Communications Corp........... 1,010,698  205,909,504       2.2%
    Simon Property Group, Inc......... 2,743,583  476,560,367       5.0%
    SL Green Realty Corp..............   750,935   66,337,598       0.7%
    STORE Capital Corp................ 1,729,189   57,616,577       0.6%
    Sun Communities, Inc..............   742,323   91,365,115       1.0%
    UDR, Inc.......................... 2,460,402  110,595,070       1.2%
    Ventas, Inc....................... 3,142,226  192,021,431       2.0%
    VEREIT, Inc....................... 8,545,020   70,581,873       0.7%
    Vornado Realty Trust.............. 1,509,612  104,374,574       1.1%
    Welltower, Inc.................... 3,453,849  257,415,366       2.7%
#   WP Carey, Inc..................... 1,439,561  114,185,979       1.2%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                           PERCENTAGE
                                                 SHARES       VALUE+     OF NET ASSETS++
                                               ---------- -------------- ---------------
REAL ESTATE -- (Continued)
      Other Securities........................            $1,906,514,923       20.2%
                                                          --------------      -----
TOTAL COMMON STOCKS...........................             9,398,534,202       99.1%
                                                          --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S.
      Government Money Market Fund, 2.370%.... 79,804,730     79,804,730        0.9%
                                                          --------------      -----
SECURITIES LENDING COLLATERAL -- (3.2%)
@(S)  The DFA Short Term Investment Fund...... 26,525,430    306,925,746        3.2%
                                                          --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $6,793,380,655).......................            $9,785,264,678      103.2%
                                                          ==============      =====

As of April 30, 2019, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                                 NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                      CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                      --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..........    518     06/21/19  $72,733,424 $76,366,150   $3,632,726
                                                      ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.........                      $72,733,424 $76,366,150   $3,632,726
                                                      =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
   Real Estate.................. $9,398,534,202           --   --    $9,398,534,202
Temporary Cash Investments......     79,804,730           --   --        79,804,730
Securities Lending Collateral...             -- $306,925,746   --       306,925,746
Futures Contracts**.............      3,632,726           --   --         3,632,726
                                 -------------- ------------   --    --------------
TOTAL........................... $9,481,971,658 $306,925,746   --    $9,788,897,404
                                 ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
COMMON STOCKS -- (93.5%)
AUSTRALIA -- (5.7%)
    BHP Group, Ltd..........................   842,811          $ 22,302,754                 0.4%
    Commonwealth Bank of Australia..........   512,071            26,912,000                 0.5%
    CSL, Ltd................................   133,309            18,698,157                 0.4%
#   Westpac Banking Corp....................   850,861            16,529,165                 0.3%
    Other Securities........................                     227,576,953                 4.3%
                                                                ------------                ----
TOTAL AUSTRALIA.............................                     312,019,029                 5.9%
                                                                ------------                ----
AUSTRIA -- (0.3%)
    Other Securities........................                      13,948,564                 0.3%
                                                                ------------                ----
BELGIUM -- (0.9%)
#   Anheuser-Busch InBev SA.................   265,831            23,634,271                 0.5%
    Other Securities........................                      27,094,590                 0.5%
                                                                ------------                ----
TOTAL BELGIUM...............................                      50,728,861                 1.0%
                                                                ------------                ----
CANADA -- (8.6%)
    Bank of Montreal........................   205,319            16,214,041                 0.3%
    Royal Bank of Canada....................   239,620            19,096,982                 0.4%
#   Royal Bank of Canada....................   200,169            15,951,468                 0.3%
    Other Securities........................                     423,462,933                 8.0%
                                                                ------------                ----
TOTAL CANADA................................                     474,725,424                 9.0%
                                                                ------------                ----
DENMARK -- (1.6%)
    Novo Nordisk A.S., Class B..............   483,626            23,695,033                 0.5%
    Other Securities........................                      61,672,711                 1.1%
                                                                ------------                ----
TOTAL DENMARK...............................                      85,367,744                 1.6%
                                                                ------------                ----
FINLAND -- (1.0%)
    Other Securities........................                      55,516,282                 1.1%
                                                                ------------                ----
FRANCE -- (9.6%)
    Air Liquide SA..........................   121,498            16,163,101                 0.3%
#   Airbus SE...............................   178,673            24,465,631                 0.5%
#   L'Oreal SA..............................    57,248            15,746,204                 0.3%
#   LVMH Moet Hennessy Louis Vuitton SE.....    92,526            36,327,289                 0.7%
    Sanofi..................................   234,559            20,465,101                 0.4%
#   Total SA................................   645,202            35,867,270                 0.7%
#   Vinci SA................................   180,868            18,266,993                 0.4%
    Other Securities........................                     357,838,167                 6.7%
                                                                ------------                ----
TOTAL FRANCE................................                     525,139,756                10.0%
                                                                ------------                ----
GERMANY -- (6.8%)
    Allianz SE..............................    86,528            20,915,039                 0.4%
    BASF SE.................................   330,762            27,003,720                 0.5%
    Daimler AG..............................   279,077            18,317,491                 0.4%
    Deutsche Telekom AG..................... 1,086,899            18,210,884                 0.4%
    SAP SE..................................   219,235            28,261,211                 0.5%
    Siemens AG..............................   128,077            15,356,716                 0.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

                                                                      PERCENTAGE
                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                          --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Other Securities.....                   $  248,182,308                4.7%
                                            --------------               ----
TOTAL GERMANY............                      376,247,369                7.2%
                                            --------------               ----
HONG KONG -- (3.2%)
    AIA Group, Ltd....... 3,407,600             34,891,901                0.7%
    Other Securities.....                      140,624,215                2.6%
                                            --------------               ----
TOTAL HONG KONG..........                      175,516,116                3.3%
                                            --------------               ----
IRELAND -- (0.7%)
    Other Securities.....                       36,045,764                0.7%
                                            --------------               ----
ISRAEL -- (0.5%)
    Other Securities.....                       26,338,915                0.5%
                                            --------------               ----
ITALY -- (1.9%)
    Enel SpA............. 2,271,536             14,383,734                0.3%
    Other Securities.....                       92,254,658                1.7%
                                            --------------               ----
TOTAL ITALY..............                      106,638,392                2.0%
                                            --------------               ----
JAPAN -- (21.3%)
    KDDI Corp............   633,700             14,605,228                0.3%
    Keyence Corp.........    24,902             15,558,606                0.3%
    SoftBank Group Corp..   328,988             34,883,033                0.7%
    Sony Corp............   385,400             19,411,866                0.4%
    Toyota Motor Corp....   669,423             41,444,274                0.8%
    Other Securities.....                    1,046,464,612               19.9%
                                            --------------               ----
TOTAL JAPAN..............                    1,172,367,619               22.4%
                                            --------------               ----
NETHERLANDS -- (2.9%)
    ASML Holding NV......    72,895             15,221,934                0.3%
#   Unilever NV..........   268,265             16,231,256                0.3%
    Other Securities.....                      129,127,508                2.5%
                                            --------------               ----
TOTAL NETHERLANDS........                      160,580,698                3.1%
                                            --------------               ----
NEW ZEALAND -- (0.3%)
    Other Securities.....                       16,856,193                0.3%
                                            --------------               ----
NORWAY -- (0.8%)
    Other Securities.....                       44,918,569                0.9%
                                            --------------               ----
PORTUGAL -- (0.1%)
    Other Securities.....                        8,075,868                0.1%
                                            --------------               ----
SINGAPORE -- (1.2%)
    Other Securities.....                       63,448,024                1.2%
                                            --------------               ----
SPAIN -- (2.5%)
#   Banco Santander SA... 4,300,420             21,800,445                0.4%
    Iberdrola S.A........ 1,985,222             18,040,488                0.3%
    Other Securities.....                       96,959,601                1.9%
                                            --------------               ----
TOTAL SPAIN..............                      136,800,534                2.6%
                                            --------------               ----

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

                                                                                                           PERCENTAGE
                                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                              ---------- ------------------------------- ---------------
SWEDEN -- (2.5%)
      Other Securities.......................................                    $  139,655,722                 2.7%
                                                                                 --------------               -----
SWITZERLAND -- (6.9%)
      Nestle SA..............................................    891,325             85,814,635                 1.6%
      Novartis AG............................................    448,358             36,738,484                 0.7%
      Roche Holding AG.......................................    217,168             57,302,662                 1.1%
      Other Securities.......................................                       197,037,444                 3.8%
                                                                                 --------------               -----
TOTAL SWITZERLAND............................................                       376,893,225                 7.2%
                                                                                 --------------               -----
UNITED KINGDOM -- (14.1%)
#     AstraZeneca P.L.C., Sponsored ADR......................    461,956             17,397,263                 0.3%
      BP P.L.C., Sponsored ADR...............................  1,077,644             47,125,394                 0.9%
      Diageo P.L.C., Sponsored ADR...........................    128,576             21,683,057                 0.4%
      GlaxoSmithKline P.L.C., Sponsored ADR..................    428,638             17,629,881                 0.3%
      HSBC Holdings P.L.C., Sponsored ADR....................    612,368             26,680,874                 0.5%
      Lloyds Banking Group P.L.C............................. 17,603,292             14,396,590                 0.3%
      Royal Dutch Shell P.L.C., Class A......................    491,594             15,662,888                 0.3%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......    352,746             22,409,970                 0.4%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......    423,661             27,491,362                 0.5%
      Unilever P.L.C., Sponsored ADR.........................    274,641             16,698,173                 0.3%
      Other Securities.......................................                       546,389,268                10.5%
                                                                                 --------------               -----
TOTAL UNITED KINGDOM.........................................                       773,564,720                14.7%
                                                                                 --------------               -----
UNITED STATES -- (0.1%)
      Other Securities.......................................                         3,479,813                 0.1%
                                                                                 --------------               -----
TOTAL COMMON STOCKS..........................................                     5,134,873,201                97.9%
                                                                                 --------------               -----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Volkswagen AG..........................................     83,696             14,613,496                 0.3%
      Other Securities.......................................                        15,105,237                 0.3%
                                                                                 --------------               -----
TOTAL GERMANY................................................                        29,718,733                 0.6%
                                                                                 --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Security.........................................                            50,662                 0.0%
                                                                                 --------------               -----
TOTAL PREFERRED STOCKS.......................................                        29,769,395                 0.6%
                                                                                 --------------               -----
TOTAL INVESTMENT SECURITIES..................................                     5,164,642,596
                                                                                 --------------

                                                                                     VALUE+
                                                                         -------------------------------
SECURITIES LENDING COLLATERAL -- (6.0%)
@(S)  The DFA Short Term Investment Fund..................... 28,454,609            329,248,281                 6.3%
                                                                                 --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,768,037,911)....................................                      $5,493,890,877               104.8%
                                                                                 ==============               =====

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

As of April 30, 2019, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index....................     85     06/21/19  $ 7,764,049 $ 8,147,250   $  383,201
S&P 500(R)/ /Emini Index...........    253     06/21/19   35,452,763  37,298,525    1,845,762
                                                         ----------- -----------   ----------
TOTAL FUTURES CONTRACTS............                      $43,216,812 $45,445,775   $2,228,963
                                                         =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                           LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         ------------ -------------- ------- --------------
Common Stocks
   Australia............................ $  4,936,876 $  307,082,153   --    $  312,019,029
   Austria..............................           --     13,948,564   --        13,948,564
   Belgium..............................    1,440,429     49,288,432   --        50,728,861
   Canada...............................  473,157,093      1,568,331   --       474,725,424
   Denmark..............................    3,324,056     82,043,688   --        85,367,744
   Finland..............................           --     55,516,282   --        55,516,282
   France...............................    8,892,968    516,246,788   --       525,139,756
   Germany..............................   14,620,001    361,627,368   --       376,247,369
   Hong Kong............................      856,814    174,659,302   --       175,516,116
   Ireland..............................    9,422,404     26,623,360   --        36,045,764
   Israel...............................    5,350,111     20,988,804   --        26,338,915
   Italy................................    6,362,367    100,276,025   --       106,638,392
   Japan................................   28,763,742  1,143,603,877   --     1,172,367,619
   Netherlands..........................   39,478,074    121,102,624   --       160,580,698
   New Zealand..........................           --     16,856,193   --        16,856,193
   Norway...............................    1,432,700     43,485,869   --        44,918,569
   Portugal.............................           --      8,075,868   --         8,075,868
   Singapore............................           --     63,448,024   --        63,448,024
   Spain................................    3,368,578    133,431,956   --       136,800,534
   Sweden...............................           --    139,655,722   --       139,655,722
   Switzerland..........................   25,800,625    351,092,600   --       376,893,225
   United Kingdom.......................  253,741,058    519,823,662   --       773,564,720
   United States........................    3,449,141         30,672   --         3,479,813
Preferred Stocks
   Germany..............................           --     29,718,733   --        29,718,733
   United Kingdom.......................           --         50,662   --            50,662
Securities Lending Collateral...........           --    329,248,281   --       329,248,281
Futures Contracts**.....................    2,228,963             --   --         2,228,963
                                         ------------ --------------   --    --------------
TOTAL................................... $886,626,000 $4,609,493,840   --    $5,496,119,840
                                         ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (92.8%)
AUSTRALIA -- (5.8%)
    BHP Group, Ltd................................................... 4,074,214         $  107,813,251                0.4%
#   Commonwealth Bank of Australia................................... 1,329,108             69,851,552                0.3%
    Macquarie Group, Ltd.............................................   602,362             57,244,919                0.2%
    Other Securities.................................................                    1,601,402,996                5.2%
                                                                                        --------------                ---
TOTAL AUSTRALIA......................................................                    1,836,312,718                6.1%
                                                                                        --------------                ---
AUSTRIA -- (0.6%)
    Other Securities.................................................                      172,494,338                0.6%
                                                                                        --------------                ---
BELGIUM -- (1.2%)
#   Anheuser-Busch InBev SA..........................................   645,683             57,405,821                0.2%
    Other Securities.................................................                      307,603,089                1.0%
                                                                                        --------------                ---
TOTAL BELGIUM........................................................                      365,008,910                1.2%
                                                                                        --------------                ---
CANADA -- (8.5%)
    Bank of Montreal.................................................   847,416             66,920,442                0.2%
    Barrick Gold Corp................................................ 4,637,776             58,992,511                0.2%
    Canadian Natural Resources, Ltd.................................. 2,471,877             74,106,872                0.3%
    Royal Bank of Canada.............................................   899,806             71,705,540                0.3%
    Suncor Energy, Inc............................................... 2,387,585             78,790,305                0.3%
    Other Securities.................................................                    2,312,535,525                7.6%
                                                                                        --------------                ---
TOTAL CANADA.........................................................                    2,663,051,195                8.9%
                                                                                        --------------                ---
CHINA -- (0.0%)
    Other Securities.................................................                        1,252,997                0.0%
                                                                                        --------------                ---
DENMARK -- (1.7%)
    Other Securities.................................................                      533,095,646                1.8%
                                                                                        --------------                ---
FINLAND -- (1.5%)
    Other Securities.................................................                      468,747,488                1.6%
                                                                                        --------------                ---
FRANCE -- (7.7%)
    BNP Paribas SA................................................... 1,068,400             56,874,233                0.2%
    Cie Generale des Etablissements Michelin SCA.....................   583,291             75,425,660                0.3%
    Eiffage SA.......................................................   545,963             57,004,650                0.2%
#   LVMH Moet Hennessy Louis Vuitton SE..............................   248,440             97,541,791                0.3%
    Orange SA........................................................ 4,330,858             67,685,038                0.2%
#   Peugeot SA....................................................... 3,354,230             87,944,144                0.3%
#   Total SA......................................................... 2,441,383            135,718,338                0.5%
    Other Securities.................................................                    1,846,788,989                6.1%
                                                                                        --------------                ---
TOTAL FRANCE.........................................................                    2,424,982,843                8.1%
                                                                                        --------------                ---
GERMANY -- (6.8%)
    Allianz SE.......................................................   354,255             85,628,434                0.3%
    BASF SE.......................................................... 1,590,584            129,856,771                0.4%
    Bayerische Motoren Werke AG......................................   932,150             79,520,248                0.3%
    Daimler AG....................................................... 2,440,186            160,163,989                0.5%
    Deutsche Telekom AG.............................................. 6,594,331            110,487,356                0.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                          PERCENTAGE
                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                             ---------- ------------------------------- ---------------
GERMANY -- (Continued)
      E.ON SE...............  5,371,567         $   57,753,604                0.2%
      Other Securities......                     1,525,075,056                5.1%
                                                --------------               ----
TOTAL GERMANY...............                     2,148,485,458                7.2%
                                                --------------               ----
HONG KONG -- (2.9%)
      AIA Group, Ltd........  8,634,000             88,407,287                0.3%
      Other Securities......                       836,277,955                2.8%
                                                --------------               ----
TOTAL HONG KONG.............                       924,685,242                3.1%
                                                --------------               ----
IRELAND -- (0.5%)
      Other Securities......                       165,058,698                0.6%
                                                --------------               ----
ISRAEL -- (0.7%)
      Other Securities......                       212,185,185                0.7%
                                                --------------               ----
ITALY -- (2.7%)
      Eni SpA...............  4,051,470             69,041,664                0.2%
      Other Securities......                       789,094,390                2.7%
                                                --------------               ----
TOTAL ITALY.................                       858,136,054                2.9%
                                                --------------               ----
JAPAN -- (21.2%)
      Hitachi, Ltd..........  1,846,885             61,424,117                0.2%
      Honda Motor Co., Ltd..  2,640,923             73,689,493                0.3%
      SoftBank Group Corp...  1,002,632            106,310,357                0.4%
      Toyota Motor Corp.....  2,741,740            169,742,336                0.6%
      Other Securities......                     6,259,576,633               20.8%
                                                --------------               ----
TOTAL JAPAN.................                     6,670,742,936               22.3%
                                                --------------               ----
NETHERLANDS -- (2.6%)
      Other Securities......                       811,819,321                2.7%
                                                --------------               ----
NEW ZEALAND -- (0.4%)
      Other Securities......                       132,945,691                0.4%
                                                --------------               ----
NORWAY -- (0.9%)
      Other Securities......                       287,119,213                1.0%
                                                --------------               ----
PORTUGAL -- (0.2%)
      Other Securities......                        77,723,418                0.3%
                                                --------------               ----
SINGAPORE -- (1.1%)
      Other Securities......                       331,544,566                1.1%
                                                --------------               ----
SPAIN -- (2.2%)
      Banco Santander SA.... 13,394,582             67,902,164                0.2%
      Iberdrola S.A.........  8,366,674             76,031,224                0.3%
      Other Securities......                       561,361,998                1.9%
                                                --------------               ----
TOTAL SPAIN.................                       705,295,386                2.4%
                                                --------------               ----
SWEDEN -- (2.6%)
      Volvo AB, Class B.....  3,408,461             54,625,441                0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                                             PERCENTAGE
                                                 SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ----------- ------------------------------- ---------------
SWEDEN -- (Continued)
      Other Securities........................                     $   763,019,329                2.5%
                                                                   ---------------              -----
TOTAL SWEDEN..................................                         817,644,770                2.7%
                                                                   ---------------              -----
SWITZERLAND -- (5.7%)
      ABB, Ltd................................   2,974,017              61,171,693                0.2%
      Nestle SA...............................   2,417,067             232,709,418                0.8%
      Novartis AG, Sponsored ADR..............     953,193              78,381,060                0.3%
      Roche Holding AG........................     511,113             134,863,956                0.5%
      Zurich Insurance Group AG...............     189,900              60,533,992                0.2%
      Other Securities........................                       1,237,164,776                4.0%
                                                                   ---------------              -----
TOTAL SWITZERLAND.............................                       1,804,824,895                6.0%
                                                                   ---------------              -----
UNITED KINGDOM -- (15.3%)
      Anglo American P.L.C....................   4,549,559             118,059,689                0.4%
      BP P.L.C., Sponsored ADR................   5,212,204             227,929,681                0.8%
      Glencore P.L.C..........................  22,274,023              88,373,475                0.3%
#     HSBC Holdings P.L.C., Sponsored ADR.....   3,458,420             150,683,359                0.5%
      Lloyds Banking Group P.L.C..............  73,603,870              60,195,826                0.2%
#     Rio Tinto P.L.C., Sponsored ADR.........   1,875,418             110,462,120                0.4%
      Royal Dutch Shell P.L.C., Sponsored
        ADR, Class A..........................   1,546,368              98,240,759                0.3%
      Royal Dutch Shell P.L.C., Sponsored
        ADR, Class B..........................   1,716,768             111,401,076                0.4%
      Tesco P.L.C.............................  20,372,336              66,467,597                0.2%
      Vodafone Group P.L.C....................  31,621,343              58,653,603                0.2%
      Other Securities........................                       3,723,201,297               12.4%
                                                                   ---------------              -----
TOTAL UNITED KINGDOM..........................                       4,813,668,482               16.1%
                                                                   ---------------              -----
UNITED STATES -- (0.0%)
      Other Securities........................                          14,213,514                0.0%
                                                                   ---------------              -----
TOTAL COMMON STOCKS...........................                      29,241,038,964               97.8%
                                                                   ---------------              -----
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
      Volkswagen AG...........................     594,615             103,821,020                0.4%
      Other Securities........................                          82,303,498                0.2%
                                                                   ---------------              -----
TOTAL GERMANY.................................                         186,124,518                0.6%
                                                                   ---------------              -----
UNITED KINGDOM -- (0.0%)
      Other Security..........................                             305,340                0.0%
                                                                   ---------------              -----
TOTAL PREFERRED STOCKS........................                         186,429,858                0.6%
                                                                   ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                             788,947                0.0%
                                                                   ---------------              -----
TOTAL INVESTMENT SECURITIES...................                      29,428,257,769
                                                                   ---------------

                                                                       VALUE+
                                                           -------------------------------
SECURITIES LENDING COLLATERAL -- (6.6%)
@(S)  The DFA Short Term Investment Fund...... 179,954,585           2,082,254,508                7.0%
                                                                   ---------------              -----
TOTAL INVESTMENTS--(100.0%) (Cost
  $28,765,950,166)............................                     $31,510,512,277              105.4%
                                                                   ===============              =====

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

As of April 30, 2019, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                  UNREALIZED
                                 NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                      CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                      --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..........   1,725    06/21/19  $239,678,311 $254,308,125  $14,629,814
                                                      ------------ ------------  -----------
TOTAL FUTURES CONTRACTS.........                      $239,678,311 $254,308,125  $14,629,814
                                                      ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                    LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                 -------------- --------------- ------- ---------------
Common Stocks
   Australia.................... $   45,968,976 $ 1,790,343,742   --    $ 1,836,312,718
   Austria......................         62,750     172,431,588   --        172,494,338
   Belgium......................     12,420,726     352,588,184   --        365,008,910
   Canada.......................  2,659,747,813       3,303,382   --      2,663,051,195
   China........................             --       1,252,997   --          1,252,997
   Denmark......................     30,537,476     502,558,170   --        533,095,646
   Finland......................      3,754,429     464,993,059   --        468,747,488
   France.......................     74,550,225   2,350,432,618   --      2,424,982,843
   Germany......................     72,940,505   2,075,544,953   --      2,148,485,458
   Hong Kong....................      1,511,191     923,174,051   --        924,685,242
   Ireland......................     24,954,268     140,104,430   --        165,058,698
   Israel.......................     20,054,012     192,131,173   --        212,185,185
   Italy........................     19,944,563     838,191,491   --        858,136,054
   Japan........................    116,640,203   6,554,102,733   --      6,670,742,936
   Netherlands..................    121,408,717     690,410,604   --        811,819,321
   New Zealand..................        207,642     132,738,049   --        132,945,691
   Norway.......................     16,009,731     271,109,482   --        287,119,213
   Portugal.....................        273,892      77,449,526   --         77,723,418
   Singapore....................         14,892     331,529,674   --        331,544,566
   Spain........................     22,725,713     682,569,673   --        705,295,386
   Sweden.......................      2,587,480     815,057,290   --        817,644,770
   Switzerland..................    129,551,428   1,675,273,467   --      1,804,824,895
   United Kingdom...............  1,076,595,281   3,737,073,201   --      4,813,668,482
   United States................     13,974,326         239,188   --         14,213,514
Preferred Stocks
   Germany......................             --     186,124,518   --        186,124,518
   United Kingdom...............             --         305,340   --            305,340
Rights/Warrants
   Canada.......................             --         629,542   --            629,542
   Hong Kong....................             --           1,989   --              1,989
   Sweden.......................             --          96,883   --             96,883
   Switzerland..................             --          60,533   --             60,533
Securities Lending Collateral...             --   2,082,254,508   --      2,082,254,508
Futures Contracts**.............     14,629,814              --   --         14,629,814
                                 -------------- ---------------   --    ---------------
TOTAL........................... $4,481,066,053 $27,044,076,038   --    $31,525,142,091
                                 ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        GLOBAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                          SHARES    VALUE+
                                                          ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Small Cap Portfolio of
 DFA Investment Dimensions Group Inc..................... 557,423 $19,392,755
Investment in The Continental Small Company Series of
 The DFA Investment Trust Company........................           4,786,246
Investment in The Emerging Markets Small Cap Series of
 The DFA Investment Trust Company........................           4,164,246
Investment in The Japanese Small Company Series of
 The DFA Investment Trust Company........................           2,713,294
Investment in The United Kingdom Small Company Series of
 The DFA Investment Trust Company........................           2,331,418
Investment in The Asia Pacific Small Company Series of
 The DFA Investment Trust Company........................           1,280,306
Investment in The Canadian Small Company Series of
 The DFA Investment Trust Company........................           1,067,427
                                                                  -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $36,301,830).....................................         $35,735,692
                                                                  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------
                                           LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                         -----------  ------- ------- -----------
Affiliated Investment Companies......... $35,735,692    --      --    $35,735,692
                                         -----------    --      --    -----------
TOTAL................................... $35,735,692    --      --    $35,735,692
                                         ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                           VALUE+
                                                                       ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Continental Small Company Series of
  The DFA Investment Trust Company.................................... $ 4,899,120,716
Investment in The Japanese Small Company Series of
  The DFA Investment Trust Company....................................   2,924,510,257
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company....................................   2,315,115,565
Investment in The Asia Pacific Small Company Series of
  The DFA Investment Trust Company....................................   1,328,300,786
Investment in The Canadian Small Company Series of
  The DFA Investment Trust Company....................................   1,087,960,517
                                                                       ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.................. $12,555,007,841
                                                                       ===============

As of April 30, 2019, International Small Company Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index...    275     06/21/19  $40,214,243 $40,541,875    $327,632
                                               ----------- -----------    --------
TOTAL FUTURES CONTRACTS..                      $40,214,243 $40,541,875    $327,632
                                               =========== ===========    ========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -----------------------------------------------
                                   LEVEL 1     LEVEL 2 LEVEL 3      TOTAL
                               --------------- ------- ------- ---------------
Affiliated Investment
  Companies................... $12,555,007,841   --      --    $12,555,007,841
Futures Contracts**...........         327,632   --      --            327,632
                               ---------------   --      --    ---------------
TOTAL......................... $12,555,335,473   --      --    $12,555,335,473
                               ===============   ==      ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       JAPANESE SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                     VALUE+
                                                                  ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Japanese Small Company Series of The DFA
  Investment Trust Company....................................... $591,606,841
                                                                  ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES............. $591,606,841
                                                                  ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     ASIA PACIFIC SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                     VALUE+
                                                                  ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA
  Investment Trust Company....................................... $378,520,784
                                                                  ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES............. $378,520,784
                                                                  ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    UNITED KINGDOM SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                               VALUE+
                                                             -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company.......................... $31,178,274
                                                             -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $31,178,274
                                                             ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                      CONTINENTAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                VALUE+
                                                             ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Continental Small Company Series of The
  DFA Investment Trust Company.............................. $643,849,665
                                                             ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $643,849,665
                                                             ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (96.8%)
AUSTRALIA -- (16.9%)
    Charter Hall Group...............................................  5,811,056          $ 40,251,450                 0.7%
    Dexus............................................................ 12,551,773           110,816,261                 1.9%
    Goodman Group.................................................... 20,389,986           189,740,799                 3.3%
    GPT Group (The).................................................. 22,071,637            89,280,996                 1.6%
    Mirvac Group..................................................... 43,213,283            86,508,207                 1.5%
    Scentre Group.................................................... 64,973,306           175,265,373                 3.1%
    Stockland........................................................ 29,127,245            77,540,494                 1.4%
    Vicinity Centres................................................. 39,606,173            71,027,096                 1.2%
    Other Securities.................................................                      137,832,237                 2.5%
                                                                                          ------------                ----
TOTAL AUSTRALIA......................................................                      978,262,913                17.2%
                                                                                          ------------                ----
BELGIUM -- (2.4%)
    Cofinimmo SA.....................................................    314,060            40,165,755                 0.7%
    Warehouses De Pauw CVA...........................................    245,440            36,832,518                 0.7%
    Other Securities.................................................                       62,622,797                 1.1%
                                                                                          ------------                ----
TOTAL BELGIUM........................................................                      139,621,070                 2.5%
                                                                                          ------------                ----
CANADA -- (5.3%)
#   H&R Real Estate Investment Trust.................................  1,969,217            33,645,878                 0.6%
#   RioCan Real Estate Investment Trust..............................  1,850,200            35,575,989                 0.6%
    Other Securities.................................................                      238,411,174                 4.2%
                                                                                          ------------                ----
TOTAL CANADA.........................................................                      307,633,041                 5.4%
                                                                                          ------------                ----
CHINA -- (0.2%)
    Other Securities.................................................                       13,693,846                 0.3%
                                                                                          ------------                ----
FRANCE -- (6.0%)
#   Covivio..........................................................    479,811            51,929,847                 0.9%
    Gecina SA........................................................    566,551            84,650,577                 1.5%
#   ICADE............................................................    426,625            36,461,843                 0.7%
    Klepierre SA.....................................................  2,437,172            86,602,502                 1.5%
    Unibail-Rodamco-Westfield (BF2PQ09)..............................    306,361            52,658,948                 0.9%
    Other Securities.................................................                       33,365,058                 0.6%
                                                                                          ------------                ----
TOTAL FRANCE.........................................................                      345,668,775                 6.1%
                                                                                          ------------                ----
GERMANY -- (0.8%)
    Other Securities.................................................                       45,401,206                 0.8%
                                                                                          ------------                ----
GREECE -- (0.0%)
    Other Security...................................................                        1,055,103                 0.0%
                                                                                          ------------                ----
HONG KONG -- (6.4%)
    Link REIT........................................................ 25,807,405           301,532,574                 5.3%
    Other Securities.................................................                       66,026,709                 1.2%
                                                                                          ------------                ----
TOTAL HONG KONG......................................................                      367,559,283                 6.5%
                                                                                          ------------                ----
IRELAND -- (0.4%)
    Other Securities.................................................                       20,248,196                 0.4%
                                                                                          ------------                ----

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
ITALY -- (0.1%)
    Other Securities.................................................                    $    6,666,461                0.1%
                                                                                         --------------               ----
JAPAN -- (23.5%)
    Advance Residence Investment Corp................................     14,800             41,316,811                0.7%
    Daiwa House REIT Investment Corp.................................     22,098             50,743,139                0.9%
    GLP J-Reit.......................................................     41,838             45,018,527                0.8%
    Invincible Investment Corp.......................................     69,404             35,119,231                0.6%
#   Japan Hotel REIT Investment Corp.................................     53,604             43,627,667                0.8%
    Japan Prime Realty Investment Corp...............................     10,108             40,413,330                0.7%
    Japan Real Estate Investment Corp................................     16,000             88,690,519                1.6%
    Japan Retail Fund Investment Corp................................     31,657             60,491,104                1.1%
#   Kenedix Office Investment Corp...................................      5,265             35,222,915                0.6%
    Nippon Building Fund, Inc........................................     16,374            105,438,834                1.9%
    Nippon Prologis REIT, Inc........................................     21,166             45,453,454                0.8%
    Nomura Real Estate Master Fund, Inc..............................     48,168             70,577,310                1.2%
    Orix JREIT, Inc..................................................     31,736             55,719,186                1.0%
    United Urban Investment Corp.....................................     35,413             56,538,500                1.0%
    Other Securities.................................................                       585,853,954               10.2%
                                                                                         --------------               ----
TOTAL JAPAN..........................................................                     1,360,224,481               23.9%
                                                                                         --------------               ----
MALAYSIA -- (0.5%)
    Other Securities.................................................                        30,772,016                0.6%
                                                                                         --------------               ----
MEXICO -- (1.9%)
    Fibra Uno Administracion S.A. de C.V............................. 40,376,788             59,848,228                1.0%
    Other Securities.................................................                        48,790,931                0.9%
                                                                                         --------------               ----
TOTAL MEXICO.........................................................                       108,639,159                1.9%
                                                                                         --------------               ----
NETHERLANDS -- (5.1%)
    Unibail-Rodamco-Westfield........................................ 10,223,379            248,003,794                4.4%
    Other Securities.................................................                        49,120,811                0.8%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       297,124,605                5.2%
                                                                                         --------------               ----
NEW ZEALAND -- (1.0%)
    Other Securities.................................................                        58,145,258                1.0%
                                                                                         --------------               ----
SINGAPORE -- (9.0%)
#   Ascendas Real Estate Investment Trust............................ 32,153,600             71,026,383                1.2%
#   CapitaLand Commercial Trust...................................... 33,056,749             47,228,035                0.8%
    CapitaLand Mall Trust............................................ 31,505,100             56,097,609                1.0%
#   Suntec Real Estate Investment Trust.............................. 28,076,500             38,189,552                0.7%
    Other Securities.................................................                       307,119,169                5.4%
                                                                                         --------------               ----
TOTAL SINGAPORE......................................................                       519,660,748                9.1%
                                                                                         --------------               ----
SOUTH AFRICA -- (3.2%)
    Growthpoint Properties, Ltd...................................... 37,602,505             65,364,457                1.2%
    Redefine Properties, Ltd......................................... 73,235,595             50,437,951                0.9%
    Other Securities.................................................                        65,980,454                1.1%
                                                                                         --------------               ----
TOTAL SOUTH AFRICA...................................................                       181,782,862                3.2%
                                                                                         --------------               ----
SPAIN -- (1.5%)
    Merlin Properties Socimi SA......................................  4,503,799             61,433,894                1.1%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                 PERCENTAGE
                                                      SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                    ---------- ------------------------------- ---------------
SPAIN -- (Continued)
      Other Securities.............................                    $   25,195,832                 0.4%
                                                                       --------------               -----
TOTAL SPAIN........................................                        86,629,726                 1.5%
                                                                       --------------               -----
TAIWAN -- (0.2%)
      Other Securities.............................                        12,434,673                 0.2%
                                                                       --------------               -----
TURKEY -- (0.1%)
      Other Securities.............................                         7,629,101                 0.1%
                                                                       --------------               -----
UNITED KINGDOM -- (12.3%)
      British Land Co. P.L.C. (The)................ 11,596,686             89,974,890                 1.6%
      Derwent London P.L.C.........................  1,436,453             59,451,774                 1.0%
      Great Portland Estates P.L.C.................  4,159,069             40,987,424                 0.7%
      Hammerson P.L.C.............................. 10,354,758             43,566,203                 0.8%
      Land Securities Group P.L.C..................  9,299,230            112,073,659                 2.0%
      Segro P.L.C.................................. 13,377,031            118,528,261                 2.1%
      Shaftesbury P.L.C............................  3,040,736             34,082,392                 0.6%
      Other Securities.............................                       212,558,504                 3.7%
                                                                       --------------               -----
TOTAL UNITED KINGDOM...............................                       711,223,107                12.5%
                                                                       --------------               -----
TOTAL COMMON STOCKS................................                     5,600,075,630                98.5%
                                                                       --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Security...............................                           988,779                 0.0%
                                                                       --------------               -----
TOTAL INVESTMENT SECURITIES........................                     5,601,064,409
                                                                       --------------

                                                                           VALUE+
                                                               -------------------------------
SECURITIES LENDING COLLATERAL -- (3.2%)
@(S)  The DFA Short Term Investment Fund........... 16,032,487            185,511,906                 3.2%
                                                                       --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,254,686,050)..........................                      $5,786,576,315               101.7%
                                                                       ==============               =====

As of April 30, 2019, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..........................    257     06/21/19  $35,660,473 $37,888,225   $2,227,752
                                                                        ----------- -----------   ----------
TOTAL FUTURES CONTRACTS...........................                      $35,660,473 $37,888,225   $2,227,752
                                                                        =========== ===========   ==========

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                   LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                 ------------ -------------- ------- --------------
Common Stocks
   Australia.................... $    118,656 $  978,144,257   --    $  978,262,913
   Belgium......................           --    139,621,070   --       139,621,070
   Canada.......................  307,633,041             --   --       307,633,041
   China........................           --     13,693,846   --        13,693,846
   France.......................   52,658,948    293,009,827   --       345,668,775
   Germany......................           --     45,401,206   --        45,401,206
   Greece.......................           --      1,055,103   --         1,055,103
   Hong Kong....................           --    367,559,283   --       367,559,283
   Ireland......................           --     20,248,196   --        20,248,196
   Italy........................           --      6,666,461   --         6,666,461
   Japan........................           --  1,360,224,481   --     1,360,224,481
   Malaysia.....................           --     30,772,016   --        30,772,016
   Mexico.......................  108,639,159             --   --       108,639,159
   Netherlands..................           --    297,124,605   --       297,124,605
   New Zealand..................           --     58,145,258   --        58,145,258
   Singapore....................    1,855,968    517,804,780   --       519,660,748
   South Africa.................           --    181,782,862   --       181,782,862
   Spain........................           --     86,629,726   --        86,629,726
   Taiwan.......................    2,597,807      9,836,866   --        12,434,673
   Turkey.......................           --      7,629,101   --         7,629,101
   United Kingdom...............           --    711,223,107   --       711,223,107
Rights/Warrants
   Belgium......................           --        988,779   --           988,779
Securities Lending Collateral...           --    185,511,906   --       185,511,906
Futures Contracts**.............    2,227,752             --   --         2,227,752
                                 ------------ --------------   --    --------------
TOTAL........................... $475,731,331 $5,313,072,736   --    $5,788,804,067
                                 ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
COMMON STOCKS -- (49.7%)
UNITED STATES -- (49.7%)
    Alexandria Real Estate Equities, Inc....   440,200         $   62,680,078                0.8%
    American Campus Communities, Inc........   541,167             25,543,082                0.3%
    American Tower Corp..................... 1,735,168            338,878,310                4.1%
#   Apartment Investment & Management Co.,
      Class A...............................   596,218             29,429,327                0.4%
    AvalonBay Communities, Inc..............   540,749            108,652,697                1.3%
    Boston Properties, Inc..................   604,073             83,132,526                1.0%
    Camden Property Trust...................   378,145             38,060,294                0.5%
    Crown Castle International Corp......... 1,598,444            201,052,286                2.4%
    Digital Realty Trust, Inc...............   811,085             95,472,792                1.2%
    Douglas Emmett, Inc.....................   637,971             26,278,026                0.3%
    Duke Realty Corp........................ 1,424,778             44,339,091                0.5%
    Equinix, Inc............................   326,117            148,285,400                1.8%
    Equity LifeStyle Properties, Inc........   339,485             39,617,900                0.5%
#   Equity Residential...................... 1,437,485            109,852,604                1.3%
    Essex Property Trust, Inc...............   258,189             72,938,393                0.9%
    Extra Space Storage, Inc................   499,040             51,745,458                0.6%
    Federal Realty Investment Trust.........   295,613             39,567,800                0.5%
    Gaming and Leisure Properties, Inc......   810,069             32,710,586                0.4%
    HCP, Inc................................ 1,855,776             55,265,009                0.7%
    Host Hotels & Resorts, Inc.............. 2,894,703             55,694,086                0.7%
    Invitation Homes, Inc................... 1,210,697             30,097,924                0.4%
    Iron Mountain, Inc...................... 1,082,735             35,167,233                0.4%
    Kilroy Realty Corp......................   403,004             30,995,038                0.4%
#   Kimco Realty Corp....................... 1,677,460             29,171,029                0.4%
    Lamar Advertising Co., Class A..........   340,339             28,135,825                0.3%
    Liberty Property Trust..................   587,563             29,166,627                0.4%
    Medical Properties Trust, Inc........... 1,472,857             25,716,083                0.3%
    Mid-America Apartment Communities, Inc..   452,548             49,513,224                0.6%
    National Retail Properties, Inc.........   629,516             33,125,132                0.4%
#   Omega Healthcare Investors, Inc.........   812,285             28,746,766                0.3%
    Prologis, Inc........................... 2,458,318            188,479,247                2.3%
    Public Storage..........................   614,993            136,024,152                1.6%
    Realty Income Corp...................... 1,192,635             83,496,376                1.0%
    Regency Centers Corp....................   602,401             40,463,248                0.5%
#*  SBA Communications Corp.................   443,093             90,271,337                1.1%
    Simon Property Group, Inc............... 1,214,648            210,984,358                2.5%
    SL Green Realty Corp....................   357,734             31,602,222                0.4%
    STORE Capital Corp......................   810,598             27,009,125                0.3%
    Sun Communities, Inc....................   343,197             42,240,687                0.5%
#   UDR, Inc................................ 1,083,311             48,694,829                0.6%
#   Ventas, Inc............................. 1,394,014             85,188,196                1.0%
    VEREIT, Inc............................. 3,882,639             32,070,598                0.4%
    Vornado Realty Trust....................   682,155             47,164,197                0.6%
    Welltower, Inc.......................... 1,494,898            111,414,748                1.3%
#   WP Carey, Inc...........................   515,153             40,861,936                0.5%
    Other Securities........................                      963,237,241               11.4%
                                                               --------------               ----
TOTAL UNITED STATES.........................                    4,158,233,123               50.1%
                                                               --------------               ----

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                             PERCENTAGE
                                                 SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ----------- ------------------------------- ---------------
AFFILIATED INVESTMENT COMPANIES -- (49.3%)
      DFA International Real Estate
        Securities Portfolio of DFA
        Investment Dimensions Group Inc....... 569,492,445         $2,898,716,544                34.9%
      DFA Real Estate Securities Portfolio of
        DFA Investment Dimensions Group Inc...  32,458,571          1,232,451,966                14.9%
                                                                   --------------               -----
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES...................................                      4,131,168,510                49.8%
                                                                   --------------               -----
TOTAL INVESTMENT SECURITIES...................                      8,289,401,633
                                                                   --------------

                                                                       VALUE+
                                                           -------------------------------
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S)  The DFA Short Term Investment Fund......   7,486,114             86,621,822                 1.0%
                                                                   --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $7,200,357,965).....................                       $8,376,023,455               100.9%
                                                                   ==============               =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                            LEVEL 1       LEVEL 2   LEVEL 3      TOTAL
                                         -------------- ----------- -------- --------------
Common Stocks
   United States........................ $4,158,233,123          --       -- $4,158,233,123
Affiliated Investment Companies.........  4,131,168,510          --       --  4,131,168,510
Securities Lending Collateral...........             -- $86,621,822       --     86,621,822
                                         -------------- ----------- -------- --------------
TOTAL................................... $8,289,401,633 $86,621,822       -- $8,376,023,455
                                         ============== =========== ======== ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                               PERCENTAGE
                                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.3%)
AUSTRALIA -- (7.0%)
    Beach Energy, Ltd............................ 34,112,182         $   51,152,859                0.4%
    Cleanaway Waste Management, Ltd.............. 49,762,479             79,022,413                0.6%
    Downer EDI, Ltd.............................. 11,238,963             61,363,475                0.5%
#   Metcash, Ltd................................. 21,781,214             44,072,925                0.3%
    OZ Minerals, Ltd.............................  7,939,160             55,901,729                0.4%
    Other Securities.............................                       717,574,772                5.1%
                                                                     --------------                ---
TOTAL AUSTRALIA..................................                     1,009,088,173                7.3%
                                                                     --------------                ---
AUSTRIA -- (1.0%)
    Wienerberger AG..............................  2,440,116             56,076,062                0.4%
    Other Securities.............................                        82,618,291                0.6%
                                                                     --------------                ---
TOTAL AUSTRIA....................................                       138,694,353                1.0%
                                                                     --------------                ---
BELGIUM -- (1.5%)
    Ackermans & van Haaren NV....................    368,716             59,408,631                0.4%
    Other Securities.............................                       154,368,598                1.2%
                                                                     --------------                ---
TOTAL BELGIUM....................................                       213,777,229                1.6%
                                                                     --------------                ---
CANADA -- (8.0%)
#   Laurentian Bank of Canada....................  1,556,662             49,313,082                0.4%
    TransAlta Corp...............................  6,574,340             44,362,196                0.3%
#   Whitecap Resources, Inc...................... 11,057,354             44,486,928                0.3%
    Yamana Gold, Inc............................. 19,748,423             43,338,332                0.3%
    Other Securities.............................                       960,747,917                7.0%
                                                                     --------------                ---
TOTAL CANADA.....................................                     1,142,248,455                8.3%
                                                                     --------------                ---
CHINA -- (0.0%)
    Other Securities.............................                         2,684,455                0.0%
                                                                     --------------                ---
DENMARK -- (1.6%)
    Jyske Bank A.S...............................  1,646,223             66,399,521                0.5%
    Other Securities.............................                       158,903,562                1.1%
                                                                     --------------                ---
TOTAL DENMARK....................................                       225,303,083                1.6%
                                                                     --------------                ---
FINLAND -- (2.4%)
    Cargotec Oyj, Class B........................  1,064,031             43,684,338                0.3%
    Kesko Oyj, Class B...........................  1,457,604             75,795,263                0.6%
    Other Securities.............................                       219,878,446                1.6%
                                                                     --------------                ---
TOTAL FINLAND....................................                       339,358,047                2.5%
                                                                     --------------                ---
FRANCE -- (4.1%)
    Rexel SA.....................................  7,556,241            101,585,317                0.7%
    Other Securities.............................                       481,145,509                3.5%
                                                                     --------------                ---
TOTAL FRANCE.....................................                       582,730,826                4.2%
                                                                     --------------                ---
GERMANY -- (6.1%)
    Aareal Bank AG...............................  1,935,615             67,704,197                0.5%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                              PERCENTAGE
                                   SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                 ---------- ------------------------------- ---------------
GERMANY -- (Continued)
    Aurubis AG..................  1,195,600         $   58,460,362                0.4%
    K+S AG......................  4,442,728             90,464,467                0.7%
    Rheinmetall AG..............    642,265             74,006,883                0.5%
    Other Securities............                       588,301,090                4.3%
                                                    --------------               ----
TOTAL GERMANY...................                       878,936,999                6.4%
                                                    --------------               ----
GREECE -- (0.0%)
    Other Security..............                             1,927                0.0%
                                                    --------------               ----
HONG KONG -- (3.2%)
    Other Securities............                       454,049,994                3.3%
                                                    --------------               ----
IRELAND -- (0.1%)
    Other Securities............                        13,594,966                0.1%
                                                    --------------               ----
ISRAEL -- (0.7%)
    Other Securities............                       100,886,550                0.7%
                                                    --------------               ----
ITALY -- (5.1%)
#*  Banco BPM SpA............... 25,325,494             60,287,784                0.4%
#   BPER Banca.................. 14,354,646             69,015,446                0.5%
#   Buzzi Unicem SpA............  2,457,060             54,781,702                0.4%
*   Saipem SpA.................. 13,917,366             70,595,564                0.5%
    Societa Cattolica di
      Assicurazioni SC..........  4,984,565             46,441,266                0.3%
#   Unione di Banche Italiane
      SpA....................... 25,232,083             78,771,560                0.6%
    Unipol Gruppo SpA........... 12,113,158             61,706,155                0.5%
    Other Securities............                       292,928,959                2.1%
                                                    --------------               ----
TOTAL ITALY.....................                       734,528,436                5.3%
                                                    --------------               ----
JAPAN -- (23.3%)
    Other Securities............                     3,342,221,086               24.2%
                                                    --------------               ----
NETHERLANDS -- (2.9%)
    APERAM SA...................  1,534,555             47,342,277                0.3%
    ASR Nederland NV............  1,361,979             60,599,950                0.4%
#   Boskalis Westminster........  2,428,813             66,658,949                0.5%
    SBM Offshore NV.............  5,272,467             97,838,067                0.7%
    Other Securities............                       147,279,313                1.1%
                                                    --------------               ----
TOTAL NETHERLANDS...............                       419,718,556                3.0%
                                                    --------------               ----
NEW ZEALAND -- (0.4%)
    Other Securities............                        56,888,500                0.4%
                                                    --------------               ----
NORWAY -- (1.0%)
    Other Securities............                       144,965,724                1.1%
                                                    --------------               ----
PORTUGAL -- (0.4%)
    Other Securities............                        52,714,854                0.4%
                                                    --------------               ----
SINGAPORE -- (0.9%)
    Other Securities............                       135,457,705                1.0%
                                                    --------------               ----
SPAIN -- (2.5%)
    Acciona SA..................    808,315             93,749,013                0.7%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                                                 PERCENTAGE
                                                      SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                    ---------- ------------------------------- ---------------
SPAIN -- (Continued)
      Acerinox SA..................................  4,586,964         $    47,775,309                0.4%
      Other Securities.............................                        218,669,739                1.5%
                                                                       ---------------              -----
TOTAL SPAIN........................................                        360,194,061                2.6%
                                                                       ---------------              -----
SWEDEN -- (2.4%)
      Other Securities.............................                        344,055,774                2.5%
                                                                       ---------------              -----
SWITZERLAND -- (3.8%)
      Helvetia Holding AG..........................    124,493              79,112,059                0.6%
      Other Securities.............................                        459,928,963                3.3%
                                                                       ---------------              -----
TOTAL SWITZERLAND..................................                        539,041,022                3.9%
                                                                       ---------------              -----
UNITED KINGDOM -- (15.9%)
      Aggreko P.L.C................................  4,276,442              47,674,741                0.4%
      Bellway P.L.C................................  3,238,330             131,500,270                1.0%
      Bovis Homes Group P.L.C......................  4,767,183              69,118,189                0.5%
      Close Brothers Group P.L.C...................  2,938,517              59,578,070                0.4%
      Grafton Group P.L.C..........................  5,338,210              61,525,374                0.5%
      Greene King P.L.C............................  9,040,744              75,715,316                0.6%
      Hiscox, Ltd..................................  5,112,603             111,826,369                0.8%
      Meggitt P.L.C................................ 13,157,225              93,624,479                0.7%
      National Express Group P.L.C................. 10,266,182              55,045,202                0.4%
      Phoenix Group Holdings P.L.C.................  9,980,022              94,335,610                0.7%
      Redrow P.L.C.................................  7,551,086              60,780,663                0.4%
      Travis Perkins P.L.C.........................  4,528,375              82,628,035                0.6%
      Tullow Oil P.L.C............................. 26,387,832              77,372,331                0.6%
      Vesuvius P.L.C...............................  7,530,093              60,751,698                0.4%
      Other Securities.............................                      1,197,482,727                8.5%
                                                                       ---------------              -----
TOTAL UNITED KINGDOM...............................                      2,278,959,074               16.5%
                                                                       ---------------              -----
TOTAL COMMON STOCKS................................                     13,510,099,849               97.9%
                                                                       ---------------              -----
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Other Securities.............................                         14,629,570                0.1%
                                                                       ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.............................                            321,588                0.0%
                                                                       ---------------              -----
TOTAL INVESTMENT SECURITIES........................                     13,525,051,007
                                                                       ---------------

                                                                           VALUE+
                                                               -------------------------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  The DFA Short Term Investment Fund........... 68,907,478             797,328,425                5.8%
                                                                       ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $13,520,917,039).........................                      $14,322,379,432              103.8%
                                                                       ===============              =====

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

As of April 30, 2019, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index...........   1,162    06/21/19  $165,091,553 $171,307,850   $6,216,297
                                                         ------------ ------------   ----------
TOTAL FUTURES CONTRACTS............                      $165,091,553 $171,307,850   $6,216,297
                                                         ============ ============   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
Common Stocks
   Australia.................................             -- $ 1,009,088,173   --    $ 1,009,088,173
   Austria...................................             --     138,694,353   --        138,694,353
   Belgium...................................             --     213,777,229   --        213,777,229
   Canada.................................... $1,142,248,389              66   --      1,142,248,455
   China.....................................             --       2,684,455   --          2,684,455
   Denmark...................................             --     225,303,083   --        225,303,083
   Finland...................................             --     339,358,047   --        339,358,047
   France....................................             --     582,730,826   --        582,730,826
   Germany...................................             --     878,936,999   --        878,936,999
   Greece....................................             --           1,927   --              1,927
   Hong Kong.................................        501,286     453,548,708   --        454,049,994
   Ireland...................................             --      13,594,966   --         13,594,966
   Israel....................................             --     100,886,550   --        100,886,550
   Italy.....................................             --     734,528,436   --        734,528,436
   Japan.....................................             --   3,342,221,086   --      3,342,221,086
   Netherlands...............................             --     419,718,556   --        419,718,556
   New Zealand...............................             --      56,888,500   --         56,888,500
   Norway....................................             --     144,965,724   --        144,965,724
   Portugal..................................             --      52,714,854   --         52,714,854
   Singapore.................................             --     135,457,705   --        135,457,705
   Spain.....................................             --     360,194,061   --        360,194,061
   Sweden....................................      4,356,064     339,699,710   --        344,055,774
   Switzerland...............................             --     539,041,022   --        539,041,022
   United Kingdom............................             --   2,278,959,074   --      2,278,959,074
Preferred Stocks
   Germany...................................             --      14,629,570   --         14,629,570
Rights/Warrants
   Canada....................................             --         315,178   --            315,178
   Japan.....................................             --           6,410   --              6,410
Securities Lending Collateral................             --     797,328,425   --        797,328,425
Futures Contracts**..........................      6,216,297              --   --          6,216,297
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $1,153,322,036 $13,175,273,693   --    $14,328,595,729
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                  PERCENTAGE
                                        SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                        ------- ------------------------------- ---------------
COMMON STOCKS -- (93.2%)
AUSTRALIA -- (6.0%)
    Australia & New Zealand Banking
      Group, Ltd....................... 253,042          $  4,854,504                 0.2%
    BHP Group, Ltd..................... 314,531             8,323,227                 0.3%
    National Australia Bank, Ltd....... 266,218             4,753,330                 0.2%
    Other Securities...................                   146,397,949                 5.7%
                                                         ------------                 ---
TOTAL AUSTRALIA........................                   164,329,010                 6.4%
                                                         ------------                 ---
AUSTRIA -- (0.7%)
    Other Securities...................                    18,509,683                 0.7%
                                                         ------------                 ---
BELGIUM -- (1.2%)
    Other Securities...................                    32,170,816                 1.2%
                                                         ------------                 ---
CANADA -- (8.6%)
    Bank of Nova Scotia (The)..........  96,755             5,327,330                 0.2%
    Barrick Gold Corp.................. 351,525             4,471,398                 0.2%
    Canadian Natural Resources, Ltd.... 173,634             5,205,547                 0.2%
    Suncor Energy, Inc................. 125,816             4,151,928                 0.2%
    Teck Resources, Ltd., Class B...... 260,318             6,156,521                 0.3%
    Other Securities...................                   210,308,016                 8.0%
                                                         ------------                 ---
TOTAL CANADA...........................                   235,620,740                 9.1%
                                                         ------------                 ---
CHINA -- (0.0%)
    Other Securities...................                       234,438                 0.0%
                                                         ------------                 ---
DENMARK -- (1.8%)
    GN Store Nord A.S..................  95,918             4,916,304                 0.2%
    Other Securities...................                    45,307,175                 1.7%
                                                         ------------                 ---
TOTAL DENMARK..........................                    50,223,479                 1.9%
                                                         ------------                 ---
FINLAND -- (1.8%)
    UPM-Kymmene Oyj.................... 228,744             6,458,544                 0.3%
    Other Securities...................                    42,762,198                 1.6%
                                                         ------------                 ---
TOTAL FINLAND..........................                    49,220,742                 1.9%
                                                         ------------                 ---
FRANCE -- (6.8%)
    Arkema SA..........................  50,957             5,232,090                 0.2%
    BNP Paribas SA.....................  90,176             4,800,347                 0.2%
    Cie de Saint-Gobain................ 149,152             6,115,224                 0.2%
    Orange SA.......................... 287,736             4,496,897                 0.2%
#   Peugeot SA......................... 315,797             8,279,843                 0.3%
    Total SA........................... 257,810            14,331,854                 0.6%
    Other Securities...................                   143,604,280                 5.5%
                                                         ------------                 ---
TOTAL FRANCE...........................                   186,860,535                 7.2%
                                                         ------------                 ---
GERMANY -- (6.5%)
    Allianz SE.........................  24,364             5,889,123                 0.2%
    BASF SE............................  54,159             4,421,592                 0.2%
    Bayer AG...........................  64,921             4,319,507                 0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                              PERCENTAGE
                                                   SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Bayerische Motoren Werke AG..................    50,795          $  4,333,241                 0.2%
*   Commerzbank AG...............................   560,765             5,054,393                 0.2%
    Daimler AG...................................   139,507             9,156,678                 0.4%
    E.ON SE......................................   588,434             6,326,680                 0.3%
    Other Securities.............................                     138,549,174                 5.2%
                                                                     ------------                ----
TOTAL GERMANY....................................                     178,050,388                 6.9%
                                                                     ------------                ----
HONG KONG -- (2.8%)
    Other Securities.............................                      77,556,491                 3.0%
                                                                     ------------                ----
IRELAND -- (0.6%)
    Other Securities.............................                      16,928,203                 0.7%
                                                                     ------------                ----
ISRAEL -- (0.8%)
    Other Securities.............................                      23,157,968                 0.9%
                                                                     ------------                ----
ITALY -- (2.9%)
    Fiat Chrysler Automobiles NV.................   368,536             5,679,654                 0.2%
    Other Securities.............................                      74,498,655                 2.9%
                                                                     ------------                ----
TOTAL ITALY......................................                      80,178,309                 3.1%
                                                                     ------------                ----
JAPAN -- (21.9%)
    Mitsubishi UFJ Financial Group, Inc..........   928,900             4,608,761                 0.2%
    Toyota Motor Corp............................    73,263             4,535,745                 0.2%
    Toyota Motor Corp., Sponsored ADR............    36,827             4,551,817                 0.2%
    Other Securities.............................                     584,585,279                22.5%
                                                                     ------------                ----
TOTAL JAPAN......................................                     598,281,602                23.1%
                                                                     ------------                ----
NETHERLANDS -- (2.5%)
    ASR Nederland NV.............................    90,869             4,043,129                 0.2%
    Other Securities.............................                      63,759,149                 2.4%
                                                                     ------------                ----
TOTAL NETHERLANDS................................                      67,802,278                 2.6%
                                                                     ------------                ----
NEW ZEALAND -- (0.5%)
    Other Securities.............................                      13,309,584                 0.5%
                                                                     ------------                ----
NORWAY -- (1.0%)
    Other Securities.............................                      27,423,029                 1.1%
                                                                     ------------                ----
PORTUGAL -- (0.4%)
    Other Securities.............................                       9,588,818                 0.4%
                                                                     ------------                ----
SINGAPORE -- (1.0%)
    Other Securities.............................                      27,250,032                 1.1%
                                                                     ------------                ----
SPAIN -- (1.9%)
    Banco Santander SA........................... 1,159,792             5,879,419                 0.2%
    Other Securities.............................                      45,702,324                 1.8%
                                                                     ------------                ----
TOTAL SPAIN......................................                      51,581,743                 2.0%
                                                                     ------------                ----
SWEDEN -- (2.7%)
    Other Securities.............................                      73,067,775                 2.8%
                                                                     ------------                ----

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
SWITZERLAND -- (5.8%)
      Adecco Group AG.........................     92,364         $    5,306,587                 0.2%
#     Baloise Holding AG......................     23,966              4,108,762                 0.2%
      Helvetia Holding AG.....................      7,972              5,065,998                 0.2%
      Nestle SA...............................    110,012             10,591,692                 0.4%
      Novartis AG.............................     52,784              4,325,124                 0.2%
      Novartis AG, Sponsored ADR..............     73,269              6,024,910                 0.2%
      Zurich Insurance Group AG...............     14,600              4,654,009                 0.2%
      Other Securities........................                       119,286,320                 4.6%
                                                                  --------------               -----
TOTAL SWITZERLAND.............................                       159,363,402                 6.2%
                                                                  --------------               -----
UNITED KINGDOM -- (15.0%)
      Anglo American P.L.C....................    296,123              7,684,303                 0.3%
      Aviva P.L.C.............................    758,044              4,257,270                 0.2%
      BP P.L.C., Sponsored ADR................    244,019             10,670,958                 0.4%
      British American Tobacco P.L.C..........    165,283              6,470,651                 0.3%
      Glencore P.L.C..........................  1,539,187              6,106,815                 0.2%
      HSBC Holdings P.L.C., Sponsored ADR.....    303,186             13,209,814                 0.5%
      Kingfisher P.L.C........................  1,175,179              4,052,236                 0.2%
      Lloyds Banking Group P.L.C..............  6,332,142              5,178,648                 0.2%
      Royal Dutch Shell P.L.C., Sponsored
        ADR, Class A..........................    161,774             10,277,490                 0.4%
#     Royal Dutch Shell P.L.C., Sponsored
        ADR, Class B..........................    102,022              6,620,208                 0.3%
      Standard Chartered P.L.C................    573,981              5,248,007                 0.2%
      Travis Perkins P.L.C....................    285,927              5,217,233                 0.2%
      Other Securities........................                       325,556,869                12.5%
                                                                  --------------               -----
TOTAL UNITED KINGDOM..........................                       410,550,502                15.9%
                                                                  --------------               -----
UNITED STATES -- (0.0%)
      Other Securities........................                         1,222,313                 0.0%
                                                                  --------------               -----
TOTAL COMMON STOCKS...........................                     2,552,481,880                98.7%
                                                                  --------------               -----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Volkswagen AG...........................     32,365              5,650,997                 0.2%
      Other Securities........................                         8,584,636                 0.3%
                                                                  --------------               -----
TOTAL GERMANY.................................                        14,235,633                 0.5%
                                                                  --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Security..........................                            11,631                 0.0%
                                                                  --------------               -----
TOTAL PREFERRED STOCKS........................                        14,247,264                 0.5%
                                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                           112,313                 0.0%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES...................                     2,566,841,457
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (6.3%)
@(S)  The DFA Short Term Investment Fund...... 14,838,909            171,701,017                 6.7%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,484,658,648).....................                      $2,738,542,474               105.9%
                                                                  ==============               =====

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                           LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         ------------ -------------- ------- --------------
Common Stocks
   Australia............................ $  3,352,135 $  160,976,875   --    $  164,329,010
   Austria..............................           --     18,509,683   --        18,509,683
   Belgium..............................      571,706     31,599,110   --        32,170,816
   Canada...............................  235,361,131        259,609   --       235,620,740
   China................................           --        234,438   --           234,438
   Denmark..............................      125,288     50,098,191   --        50,223,479
   Finland..............................      140,180     49,080,562   --        49,220,742
   France...............................      513,859    186,346,676   --       186,860,535
   Germany..............................    4,504,988    173,545,400   --       178,050,388
   Hong Kong............................      345,200     77,211,291   --        77,556,491
   Ireland..............................    2,645,025     14,283,178   --        16,928,203
   Israel...............................      994,653     22,163,315   --        23,157,968
   Italy................................    1,057,536     79,120,773   --        80,178,309
   Japan................................    9,705,190    588,576,412   --       598,281,602
   Netherlands..........................    7,506,412     60,295,866   --        67,802,278
   New Zealand..........................        9,148     13,300,436   --        13,309,584
   Norway...............................      282,744     27,140,285   --        27,423,029
   Portugal.............................           --      9,588,818   --         9,588,818
   Singapore............................        4,124     27,245,908   --        27,250,032
   Spain................................    1,761,885     49,819,858   --        51,581,743
   Sweden...............................      343,373     72,724,402   --        73,067,775
   Switzerland..........................   11,323,848    148,039,554   --       159,363,402
   United Kingdom.......................   59,584,175    350,966,327   --       410,550,502
   United States........................    1,210,449         11,864   --         1,222,313
Preferred Stocks
   Germany..............................           --     14,235,633   --        14,235,633
   United Kingdom.......................           --         11,631   --            11,631
Rights/Warrants
   Canada...............................           --         63,937   --            63,937
   Hong Kong............................           --            823   --               823
   Sweden...............................           --         42,548   --            42,548
   Switzerland..........................           --          5,005   --             5,005
Securities Lending Collateral...........           --    171,701,017   --       171,701,017
                                         ------------ --------------   --    --------------
TOTAL................................... $341,343,049 $2,397,199,425   --    $2,738,542,474
                                         ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                       PERCENTAGE
                                             SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------- ------------------------------- ---------------
COMMON STOCKS -- (93.1%)
AUSTRALIA -- (5.8%)
    BHP Group, Ltd.......................... 193,864           $ 5,130,096                 1.2%
    CSL, Ltd................................  22,583             3,167,532                 0.7%
    Other Securities........................                    18,500,807                 4.2%
                                                               -----------                 ---
TOTAL AUSTRALIA.............................                    26,798,435                 6.1%
                                                               -----------                 ---
AUSTRIA -- (0.2%)
    Other Securities........................                       786,232                 0.2%
                                                               -----------                 ---
BELGIUM -- (1.0%)
#   Anheuser-Busch InBev SA.................  30,001             2,667,303                 0.6%
    Other Securities........................                     2,171,214                 0.5%
                                                               -----------                 ---
TOTAL BELGIUM...............................                     4,838,517                 1.1%
                                                               -----------                 ---
CANADA -- (8.1%)
    Canadian National Railway Co............  34,801             3,228,837                 0.7%
    Magna International, Inc................  35,924             1,998,811                 0.5%
    Royal Bank of Canada....................  34,564             2,754,405                 0.6%
    Other Securities........................                    29,599,791                 6.8%
                                                               -----------                 ---
TOTAL CANADA................................                    37,581,844                 8.6%
                                                               -----------                 ---
DENMARK -- (1.4%)
    Novo Nordisk A.S., Class B.............. 112,830             5,528,054                 1.2%
    Other Securities........................                     1,191,149                 0.3%
                                                               -----------                 ---
TOTAL DENMARK...............................                     6,719,203                 1.5%
                                                               -----------                 ---
FINLAND -- (0.9%)
    Other Securities........................                     4,239,688                 1.0%
                                                               -----------                 ---
FRANCE -- (9.4%)
    Airbus SE...............................  27,556             3,773,234                 0.9%
    Cie Generale des Etablissements
      Michelin SCA..........................  20,502             2,651,124                 0.6%
    Danone SA...............................  29,506             2,386,373                 0.5%
#   Kering SA...............................   3,989             2,360,508                 0.5%
    Legrand SA..............................  27,507             2,023,219                 0.5%
#   LVMH Moet Hennessy Louis Vuitton SE.....  16,314             6,405,155                 1.5%
    Orange SA............................... 135,207             2,113,090                 0.5%
#   Vinci SA................................  29,561             2,985,551                 0.7%
    Other Securities........................                    18,756,744                 4.2%
                                                               -----------                 ---
TOTAL FRANCE................................                    43,454,998                 9.9%
                                                               -----------                 ---
GERMANY -- (6.9%)
    Adidas AG...............................   9,039             2,328,338                 0.5%
    BASF SE.................................  46,056             3,760,055                 0.9%
    Deutsche Boerse AG......................  15,758             2,105,621                 0.5%
    Deutsche Post AG........................  59,452             2,066,577                 0.5%
    Deutsche Telekom AG..................... 208,363             3,491,101                 0.8%
    E.ON SE................................. 236,568             2,543,514                 0.6%
    Infineon Technologies AG................ 103,951             2,464,220                 0.6%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                      PERCENTAGE
                                            SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                            ------- ------------------------------- ---------------
GERMANY -- (Continued)
    Other Securities.......................                   $13,212,213                 2.9%
                                                              -----------                ----
TOTAL GERMANY..............................                    31,971,639                 7.3%
                                                              -----------                ----
HONG KONG -- (2.9%)
    Hong Kong Exchanges & Clearing, Ltd....  63,435             2,203,656                 0.5%
    Other Securities.......................                    11,284,908                 2.6%
                                                              -----------                ----
TOTAL HONG KONG............................                    13,488,564                 3.1%
                                                              -----------                ----
IRELAND -- (0.4%)
    Other Securities.......................                     1,919,748                 0.4%
                                                              -----------                ----
ISRAEL -- (0.4%)
    Other Securities.......................                     1,758,648                 0.4%
                                                              -----------                ----
ITALY -- (1.9%)
    Eni SpA................................ 117,209             1,997,375                 0.5%
    Other Securities.......................                     6,826,675                 1.5%
                                                              -----------                ----
TOTAL ITALY................................                     8,824,050                 2.0%
                                                              -----------                ----
JAPAN -- (21.0%)
    KDDI Corp.............................. 133,900             3,086,066                 0.7%
    SoftBank Group Corp....................  57,500             6,096,801                 1.4%
    Sony Corp..............................  87,200             4,392,098                 1.0%
    Other Securities.......................                    83,748,249                19.1%
                                                              -----------                ----
TOTAL JAPAN................................                    97,323,214                22.2%
                                                              -----------                ----
NETHERLANDS -- (3.0%)
#   ASML Holding NV........................   9,811             2,048,643                 0.5%
    Unilever NV............................  78,582             4,754,997                 1.1%
    Wolters Kluwer NV......................  31,955             2,230,378                 0.5%
    Other Securities.......................                     4,826,671                 1.1%
                                                              -----------                ----
TOTAL NETHERLANDS..........................                    13,860,689                 3.2%
                                                              -----------                ----
NEW ZEALAND -- (0.2%)
    Other Securities.......................                     1,069,995                 0.2%
                                                              -----------                ----
NORWAY -- (0.8%)
    Equinor ASA............................  95,318             2,124,793                 0.5%
    Other Securities.......................                     1,739,230                 0.4%
                                                              -----------                ----
TOTAL NORWAY...............................                     3,864,023                 0.9%
                                                              -----------                ----
PORTUGAL -- (0.1%)
    Other Security.........................                       394,376                 0.1%
                                                              -----------                ----
SINGAPORE -- (1.0%)
    Other Securities.......................                     4,835,433                 1.1%
                                                              -----------                ----
SPAIN -- (2.8%)
    Telefonica SA.......................... 353,217             2,944,894                 0.7%
    Other Securities.......................                    10,256,295                 2.3%
                                                              -----------                ----
TOTAL SPAIN................................                    13,201,189                 3.0%
                                                              -----------                ----

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                           PERCENTAGE
                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               --------- ------------------------------- ---------------
SWEDEN -- (2.5%)
      Other Securities........................                    $ 11,380,969                  2.6%
                                                                  ------------                -----
SWITZERLAND -- (7.5%)
      ABB, Ltd................................   124,551             2,561,853                  0.6%
      Givaudan SA.............................     1,064             2,755,020                  0.6%
      Nestle SA...............................    53,459             5,146,904                  1.2%
      Roche Holding AG........................    46,633            12,304,737                  2.8%
      Other Securities........................                      12,116,086                  2.7%
                                                                  ------------                -----
TOTAL SWITZERLAND.............................                      34,884,600                  7.9%
                                                                  ------------                -----
UNITED KINGDOM -- (14.9%)
#     AstraZeneca P.L.C., Sponsored ADR.......   143,050             5,387,263                  1.2%
      BAE Systems P.L.C.......................   380,128             2,443,189                  0.6%
      BHP Group P.L.C.........................   131,628             3,107,021                  0.7%
      BT Group P.L.C.......................... 1,117,363             3,334,226                  0.8%
      Diageo P.L.C., Sponsored ADR............    31,343             5,285,683                  1.2%
      Experian P.L.C..........................    99,104             2,884,809                  0.7%
      Ferguson P.L.C..........................    29,833             2,123,107                  0.5%
      GlaxoSmithKline P.L.C., Sponsored ADR...   110,184             4,531,868                  1.0%
      Rio Tinto P.L.C., Sponsored ADR.........    58,717             3,458,431                  0.8%
      SSE P.L.C...............................   137,330             2,054,817                  0.5%
      Unilever P.L.C., Sponsored ADR..........    57,860             3,517,888                  0.8%
      Other Securities........................                      30,816,173                  6.9%
                                                                  ------------                -----
TOTAL UNITED KINGDOM..........................                      68,944,475                 15.7%
                                                                  ------------                -----
TOTAL COMMON STOCKS...........................                     432,140,529                 98.5%
                                                                  ------------                -----
PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
      Volkswagen AG...........................    13,688             2,389,953                  0.5%
      Other Securities........................                       1,118,059                  0.3%
                                                                  ------------                -----
TOTAL GERMANY.................................                       3,508,012                  0.8%
                                                                  ------------                -----
UNITED KINGDOM -- (0.0%)
      Other Security..........................                          13,814                  0.0%
                                                                  ------------                -----
TOTAL PREFERRED STOCKS........................                       3,521,826                  0.8%
                                                                  ------------                -----
TOTAL INVESTMENT SECURITIES...................                     435,662,355
                                                                  ------------

                                                                     VALUE+
                                                         -------------------------------
SECURITIES LENDING COLLATERAL -- (6.1%)
@(S)  The DFA Short Term Investment Fund...... 2,456,957            28,429,451                  6.5%
                                                                  ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $453,336,694).......................                      $464,091,806                105.8%
                                                                  ============                =====

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
Common Stocks
   Australia.................................          -- $ 26,798,435   --    $ 26,798,435
   Austria...................................          --      786,232   --         786,232
   Belgium...................................          --    4,838,517   --       4,838,517
   Canada.................................... $37,581,844           --   --      37,581,844
   Denmark...................................          --    6,719,203   --       6,719,203
   Finland...................................          --    4,239,688   --       4,239,688
   France....................................          --   43,454,998   --      43,454,998
   Germany...................................          --   31,971,639   --      31,971,639
   Hong Kong.................................          --   13,488,564   --      13,488,564
   Ireland...................................      72,785    1,846,963   --       1,919,748
   Israel....................................     475,162    1,283,486   --       1,758,648
   Italy.....................................   1,066,611    7,757,439   --       8,824,050
   Japan.....................................          --   97,323,214   --      97,323,214
   Netherlands...............................   5,358,487    8,502,202   --      13,860,689
   New Zealand...............................          --    1,069,995   --       1,069,995
   Norway....................................          --    3,864,023   --       3,864,023
   Portugal..................................          --      394,376   --         394,376
   Singapore.................................          --    4,835,433   --       4,835,433
   Spain.....................................          --   13,201,189   --      13,201,189
   Sweden....................................          --   11,380,969   --      11,380,969
   Switzerland...............................      35,390   34,849,210   --      34,884,600
   United Kingdom............................  23,379,473   45,565,002   --      68,944,475
Preferred Stocks
   Germany...................................          --    3,508,012   --       3,508,012
   United Kingdom............................          --       13,814   --          13,814
Securities Lending Collateral................          --   28,429,451   --      28,429,451
                                              ----------- ------------   --    ------------
TOTAL........................................ $67,969,752 $396,122,054   --    $464,091,806
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         WORLD EX U.S. VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                               SHARES      VALUE+
                                                              --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of
   The DFA Investment Trust Company..........................           $181,089,000
Investment in Dimensional Emerging Markets Value Fund........             75,229,703
Investment in DFA International Small Cap Value Portfolio of
   DFA Investment Dimensions Group Inc....................... 1,380,166   25,795,301
                                                                        ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
 (Cost $264,095,856).........................................           $282,114,004
                                                                        ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------
                                             LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                           ------------ ------- ------- ------------
Affiliated Investment Companies........... $282,114,004   --      --    $282,114,004
                                           ------------   --      --    ------------
TOTAL..................................... $282,114,004   --      --    $282,114,004
                                           ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                       PERCENTAGE
                                             SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------- ------------------------------- ---------------
COMMON STOCKS -- (99.1%)
AUSTRALIA -- (5.3%)
    BlueScope Steel, Ltd.................... 117,966           $ 1,121,006                 0.2%
    Boral, Ltd.............................. 337,513             1,155,523                 0.2%
    Incitec Pivot, Ltd...................... 464,128             1,102,956                 0.2%
    Other Securities........................                    25,866,726                 4.7%
                                                               -----------                 ---
TOTAL AUSTRALIA.............................                    29,246,211                 5.3%
                                                               -----------                 ---
AUSTRIA -- (0.6%)
    Raiffeisen Bank International AG........  43,878             1,170,325                 0.2%
    Other Securities........................                     2,284,689                 0.4%
                                                               -----------                 ---
TOTAL AUSTRIA...............................                     3,455,014                 0.6%
                                                               -----------                 ---
BELGIUM -- (1.1%)
    Ageas...................................  35,582             1,880,346                 0.4%
    Other Securities........................                     4,033,830                 0.7%
                                                               -----------                 ---
TOTAL BELGIUM...............................                     5,914,176                 1.1%
                                                               -----------                 ---
BRAZIL -- (1.8%)
    Other Securities........................                     9,795,246                 1.8%
                                                               -----------                 ---
CANADA -- (6.2%)
*   Kinross Gold Corp....................... 413,553             1,315,023                 0.2%
    Lundin Mining Corp...................... 216,814             1,163,613                 0.2%
    Tourmaline Oil Corp.....................  83,893             1,254,293                 0.2%
    Other Securities........................                    30,594,535                 5.6%
                                                               -----------                 ---
TOTAL CANADA................................                    34,327,464                 6.2%
                                                               -----------                 ---
CHILE -- (0.2%)
    Other Securities........................                     1,228,505                 0.2%
                                                               -----------                 ---
CHINA -- (6.9%)
    Other Securities........................                    37,837,811                 6.8%
                                                               -----------                 ---
COLOMBIA -- (0.1%)
    Other Securities........................                       530,455                 0.1%
                                                               -----------                 ---
DENMARK -- (1.5%)
    ISS A.S.................................  34,088             1,061,555                 0.2%
    Other Securities........................                     7,192,246                 1.3%
                                                               -----------                 ---
TOTAL DENMARK...............................                     8,253,801                 1.5%
                                                               -----------                 ---
FINLAND -- (1.6%)
    Huhtamaki Oyj...........................  30,631             1,171,365                 0.2%
    Other Securities........................                     7,738,337                 1.4%
                                                               -----------                 ---
TOTAL FINLAND...............................                     8,909,702                 1.6%
                                                               -----------                 ---
FRANCE -- (4.2%)
    Arkema SA...............................  18,073             1,855,674                 0.3%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                       PERCENTAGE
                                             SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------- ------------------------------- ---------------
FRANCE -- (Continued)
    Rexel SA................................  88,383           $ 1,188,212                 0.2%
    SCOR SE.................................  47,204             1,927,084                 0.4%
    Valeo SA................................  44,231             1,608,802                 0.3%
    Other Securities........................                    16,638,567                 3.0%
                                                               -----------                ----
TOTAL FRANCE................................                    23,218,339                 4.2%
                                                               -----------                ----
GERMANY -- (5.6%)
*   Commerzbank AG.......................... 311,524             2,807,888                 0.5%
    Covestro AG.............................  26,810             1,473,145                 0.3%
    Fraport AG Frankfurt Airport Services
      Worldwide.............................  12,970             1,079,689                 0.2%
    GEA Group AG............................  45,578             1,276,990                 0.2%
    K+S AG..................................  59,745             1,216,550                 0.2%
    KION Group AG...........................  19,993             1,375,371                 0.3%
    Rheinmetall AG..........................  12,040             1,387,345                 0.3%
    RWE AG..................................  51,929             1,331,981                 0.2%
    Other Securities........................                    18,669,126                 3.3%
                                                               -----------                ----
TOTAL GERMANY...............................                    30,618,085                 5.5%
                                                               -----------                ----
GREECE -- (0.0%)
    Other Securities........................                        92,714                 0.0%
                                                               -----------                ----
HONG KONG -- (2.0%)
    Other Securities........................                    10,860,128                 1.9%
                                                               -----------                ----
INDIA -- (2.7%)
    Other Securities........................                    14,806,923                 2.7%
                                                               -----------                ----
INDONESIA -- (0.6%)
    Other Securities........................                     3,229,386                 0.6%
                                                               -----------                ----
IRELAND -- (0.8%)
    Bank of Ireland Group P.L.C............. 376,009             2,403,640                 0.4%
    Other Securities........................                     1,723,480                 0.3%
                                                               -----------                ----
TOTAL IRELAND...............................                     4,127,120                 0.7%
                                                               -----------                ----
ISRAEL -- (0.5%)
    Other Securities........................                     2,681,922                 0.5%
                                                               -----------                ----
ITALY -- (2.7%)
*   Banco BPM SpA........................... 469,718             1,118,173                 0.2%
    Mediobanca Banca di Credito Finanziario
      SpA................................... 181,748             1,926,402                 0.4%
    Other Securities........................                    11,742,143                 2.1%
                                                               -----------                ----
TOTAL ITALY.................................                    14,786,718                 2.7%
                                                               -----------                ----
JAPAN -- (17.8%)
    Other Securities........................                    98,114,421                17.7%
                                                               -----------                ----
MALAYSIA -- (0.8%)
    Other Securities........................                     4,656,785                 0.8%
                                                               -----------                ----
MEXICO -- (0.8%)
    Other Securities........................                     4,195,121                 0.7%
                                                               -----------                ----

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                       PERCENTAGE
                                             SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------- ------------------------------- ---------------
NETHERLANDS -- (1.8%)
    ASR Nederland NV........................  44,759           $ 1,991,509                 0.4%
    Randstad NV.............................  32,096             1,835,610                 0.3%
    Other Securities........................                     5,990,083                 1.1%
                                                               -----------                 ---
TOTAL NETHERLANDS...........................                     9,817,202                 1.8%
                                                               -----------                 ---
NEW ZEALAND -- (0.4%)
    Other Securities........................                     2,177,834                 0.4%
                                                               -----------                 ---
NORWAY -- (0.9%)
    Other Securities........................                     4,988,111                 0.9%
                                                               -----------                 ---
PHILIPPINES -- (0.3%)
    Other Securities........................                     1,750,444                 0.3%
                                                               -----------                 ---
POLAND -- (0.4%)
    Other Securities........................                     2,326,670                 0.4%
                                                               -----------                 ---
PORTUGAL -- (0.3%)
    Other Securities........................                     1,583,684                 0.3%
                                                               -----------                 ---
RUSSIA -- (0.2%)
    Other Securities........................                     1,093,642                 0.2%
                                                               -----------                 ---
SINGAPORE -- (0.7%)
    Other Securities........................                     3,699,849                 0.7%
                                                               -----------                 ---
SOUTH AFRICA -- (1.6%)
    Other Securities........................                     9,074,674                 1.6%
                                                               -----------                 ---
SOUTH KOREA -- (4.4%)
    Other Securities........................                    23,979,637                 4.3%
                                                               -----------                 ---
SPAIN -- (2.0%)
    Banco de Sabadell SA.................... 940,647             1,095,228                 0.2%
    Siemens Gamesa Renewable Energy SA......  70,530             1,266,751                 0.2%
    Other Securities........................                     8,623,004                 1.6%
                                                               -----------                 ---
TOTAL SPAIN.................................                    10,984,983                 2.0%
                                                               -----------                 ---
SWEDEN -- (2.1%)
    Other Securities........................                    11,721,413                 2.1%
                                                               -----------                 ---
SWITZERLAND -- (3.0%)
    Adecco Group AG.........................  41,835             2,403,545                 0.5%
    Baloise Holding AG......................  14,564             2,496,871                 0.5%
    Other Securities........................                    11,704,356                 2.0%
                                                               -----------                 ---
TOTAL SWITZERLAND...........................                    16,604,772                 3.0%
                                                               -----------                 ---
TAIWAN -- (4.0%)
    Other Securities........................                    22,189,449                 4.0%
                                                               -----------                 ---
THAILAND -- (0.8%)
    Other Securities........................                     4,267,816                 0.8%
                                                               -----------                 ---

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                         PERCENTAGE
                                               SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ------- ------------------------------- ---------------
TURKEY -- (0.2%)
      Other Securities........................                  $  1,131,716                 0.2%
                                                                ------------                ----
UNITED KINGDOM -- (12.2%)
      Banco Esprito Santa S.A.................  70,105             1,777,083                 0.3%
      Barratt Developments P.L.C.............. 315,818             2,484,490                 0.5%
      Bellway P.L.C...........................  39,175             1,590,796                 0.3%
      Berkeley Group Holdings P.L.C...........  30,006             1,471,993                 0.3%
      Cineworld Group P.L.C................... 257,540             1,068,714                 0.2%
      Direct Line Insurance Group P.L.C....... 396,236             1,705,023                 0.3%
      DS Smith P.L.C.......................... 325,866             1,522,007                 0.3%
      Investec P.L.C.......................... 211,733             1,343,764                 0.2%
      John Wood Group P.L.C................... 173,764             1,065,305                 0.2%
      Kingfisher P.L.C........................ 558,682             1,926,440                 0.4%
      Phoenix Group Holdings P.L.C............ 129,773             1,226,672                 0.2%
      RSA Insurance Group P.L.C............... 159,774             1,132,655                 0.2%
      Tate & Lyle P.L.C....................... 109,620             1,098,697                 0.2%
      Taylor Wimpey P.L.C..................... 951,078             2,254,822                 0.4%
      Travis Perkins P.L.C....................  79,648             1,453,316                 0.3%
      Tullow Oil P.L.C........................ 435,039             1,275,588                 0.2%
      Wm Morrison Supermarkets P.L.C.......... 712,962             2,009,570                 0.4%
      Other Securities........................                    40,478,083                 7.2%
                                                                ------------                ----
TOTAL UNITED KINGDOM..........................                    66,885,018                12.1%
                                                                ------------                ----
UNITED STATES -- (0.0%)
      Other Security..........................                           137                 0.0%
                                                                ------------                ----
TOTAL COMMON STOCKS...........................                   545,163,098                98.3%
                                                                ------------                ----
PREFERRED STOCKS -- (0.5%)
BRAZIL -- (0.3%)
      Other Securities........................                     1,962,639                 0.4%
                                                                ------------                ----
COLOMBIA -- (0.0%)
      Other Security..........................                        47,914                 0.0%
                                                                ------------                ----
GERMANY -- (0.2%)
      Other Securities........................                     1,038,446                 0.2%
                                                                ------------                ----
TOTAL PREFERRED STOCKS........................                     3,048,999                 0.6%
                                                                ------------                ----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                        26,292                 0.0%
                                                                ------------                ----
TOTAL INVESTMENT SECURITIES...................                   548,238,389
                                                                ------------

                                                                   VALUE+
                                                       -------------------------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)  The DFA Short Term Investment Fund...... 167,260             1,935,363                 0.3%
                                                                ------------                ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $545,413,063).......................                    $550,173,752                99.2%
                                                                ============                ====

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------------
                                           LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                         ----------- ------------ ------- ------------
Common Stocks
   Australia............................          -- $ 29,246,211   --    $ 29,246,211
   Austria..............................          --    3,455,014   --       3,455,014
   Belgium..............................          --    5,914,176   --       5,914,176
   Brazil............................... $ 9,795,246           --   --       9,795,246
   Canada...............................  33,965,112      362,352   --      34,327,464
   Chile................................   1,228,505           --   --       1,228,505
   China................................   2,791,086   35,046,725   --      37,837,811
   Colombia.............................     530,455           --   --         530,455
   Denmark..............................          --    8,253,801   --       8,253,801
   Finland..............................          --    8,909,702   --       8,909,702
   France...............................          --   23,218,339   --      23,218,339
   Germany..............................          --   30,618,085   --      30,618,085
   Greece...............................          --       92,714   --          92,714
   Hong Kong............................       3,941   10,856,187   --      10,860,128
   India................................     120,339   14,686,584   --      14,806,923
   Indonesia............................          --    3,229,386   --       3,229,386
   Ireland..............................          --    4,127,120   --       4,127,120
   Israel...............................          --    2,681,922   --       2,681,922
   Italy................................          --   14,786,718   --      14,786,718
   Japan................................          --   98,114,421   --      98,114,421
   Malaysia.............................          --    4,656,785   --       4,656,785
   Mexico...............................   4,195,121           --   --       4,195,121
   Netherlands..........................          --    9,817,202   --       9,817,202
   New Zealand..........................          --    2,177,834   --       2,177,834
   Norway...............................          --    4,988,111   --       4,988,111
   Philippines..........................          --    1,750,444   --       1,750,444
   Poland...............................          --    2,326,670   --       2,326,670
   Portugal.............................          --    1,583,684   --       1,583,684
   Russia...............................     878,603      215,039   --       1,093,642
   Singapore............................          --    3,699,849   --       3,699,849
   South Africa.........................     510,325    8,564,349   --       9,074,674
   South Korea..........................          --   23,979,637   --      23,979,637
   Spain................................          --   10,984,983   --      10,984,983
   Sweden...............................      78,402   11,643,011   --      11,721,413
   Switzerland..........................          --   16,604,772   --      16,604,772
   Taiwan...............................          --   22,189,449   --      22,189,449
   Thailand.............................   4,264,646        3,170   --       4,267,816
   Turkey...............................          --    1,131,716   --       1,131,716
   United Kingdom.......................          --   66,885,018   --      66,885,018
   United States........................          --          137   --             137
Preferred Stocks
   Brazil...............................   1,962,639           --   --       1,962,639
   Colombia.............................      47,914           --   --          47,914
   Germany..............................          --    1,038,446   --       1,038,446
Rights/Warrants
   Brazil...............................          --          656   --             656
   Canada...............................          --       12,692   --          12,692
   Hong Kong............................          --          337   --             337
   South Korea..........................          --       12,607   --          12,607
Securities Lending Collateral...........          --    1,935,363   --       1,935,363
                                         ----------- ------------   --    ------------
TOTAL................................... $60,372,334 $489,801,418   --    $550,173,752
                                         =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                               PERCENTAGE
                                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.1%)
AUSTRALIA -- (4.4%)
    BHP Group, Ltd...............................    487,213          $ 12,892,798                 0.4%
#   Commonwealth Bank of Australia...............    139,804             7,347,429                 0.2%
#   Westpac Banking Corp.........................    334,539             6,498,888                 0.2%
    Other Securities.............................                      139,231,490                 3.8%
                                                                      ------------                 ---
TOTAL AUSTRALIA..................................                      165,970,605                 4.6%
                                                                      ------------                 ---
AUSTRIA -- (0.4%)
    Other Securities.............................                       16,228,525                 0.5%
                                                                      ------------                 ---
BELGIUM -- (0.8%)
    Other Securities.............................                       30,957,542                 0.9%
                                                                      ------------                 ---
BRAZIL -- (1.6%)
    Vale SA......................................    471,732             6,027,332                 0.2%
    Other Securities.............................                       53,716,228                 1.4%
                                                                      ------------                 ---
TOTAL BRAZIL.....................................                       59,743,560                 1.6%
                                                                      ------------                 ---
CANADA -- (6.1%)
    Bank of Montreal.............................     92,353             7,293,116                 0.2%
    Royal Bank of Canada.........................     91,254             7,272,031                 0.2%
    Other Securities.............................                      218,675,028                 6.0%
                                                                      ------------                 ---
TOTAL CANADA.....................................                      233,240,175                 6.4%
                                                                      ------------                 ---
CHILE -- (0.3%)
    Other Securities.............................                       10,406,136                 0.3%
                                                                      ------------                 ---
CHINA -- (7.9%)
*   Alibaba Group Holding, Ltd., Sponsored ADR...     33,127             6,147,377                 0.2%
    China Construction Bank Corp., Class H....... 12,926,000            11,395,112                 0.3%
    China Mobile, Ltd............................    841,000             8,024,319                 0.2%
    Industrial & Commercial Bank of China, Ltd.,
      Class H....................................  8,084,000             6,080,460                 0.2%
    Ping An Insurance Group Co. of China, Ltd.,
      Class H....................................    712,000             8,618,516                 0.3%
    Tencent Holdings, Ltd........................    307,300            15,146,093                 0.4%
    Other Securities.............................                      242,825,147                 6.6%
                                                                      ------------                 ---
TOTAL CHINA......................................                      298,237,024                 8.2%
                                                                      ------------                 ---
COLOMBIA -- (0.1%)
    Other Securities.............................                        3,434,489                 0.1%
                                                                      ------------                 ---
CZECH REPUBLIC -- (0.0%)
    Other Securities.............................                        1,852,898                 0.1%
                                                                      ------------                 ---
DENMARK -- (1.3%)
    Other Securities.............................                       48,237,838                 1.3%
                                                                      ------------                 ---
EGYPT -- (0.0%)
    Other Securities.............................                          210,815                 0.0%
                                                                      ------------                 ---

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CONTINUED

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
FINLAND -- (1.1%)
    Other Securities........................                    $ 42,318,404                 1.2%
                                                                ------------                 ---
FRANCE -- (5.7%)
#   LVMH Moet Hennessy Louis Vuitton SE.....    19,797             7,772,641                 0.2%
    Orange SA...............................   390,196             6,098,198                 0.2%
#   Peugeot SA..............................   282,821             7,415,249                 0.2%
#   Sanofi..................................    72,266             6,305,156                 0.2%
#   Total SA................................   269,003            14,954,081                 0.4%
    Other Securities........................                     172,813,723                 4.7%
                                                                ------------                 ---
TOTAL FRANCE................................                     215,359,048                 5.9%
                                                                ------------                 ---
GERMANY -- (5.0%)
    Allianz SE..............................    31,191             7,539,305                 0.2%
    BASF SE.................................   138,625            11,317,475                 0.3%
    Bayerische Motoren Werke AG.............    76,817             6,553,137                 0.2%
    Daimler AG..............................   174,048            11,423,810                 0.3%
    Deutsche Telekom AG.....................   609,489            10,211,927                 0.3%
    Other Securities........................                     144,047,572                 4.0%
                                                                ------------                 ---
TOTAL GERMANY...............................                     191,093,226                 5.3%
                                                                ------------                 ---
GREECE -- (0.0%)
    Other Securities........................                         666,287                 0.0%
                                                                ------------                 ---
HONG KONG -- (2.2%)
    AIA Group, Ltd.......................... 1,173,600            12,017,002                 0.4%
    Other Securities........................                      69,815,093                 1.9%
                                                                ------------                 ---
TOTAL HONG KONG.............................                      81,832,095                 2.3%
                                                                ------------                 ---
HUNGARY -- (0.1%)
    Other Securities........................                       3,593,032                 0.1%
                                                                ------------                 ---
INDIA -- (2.7%)
    Reliance Industries, Ltd................   296,998             5,948,406                 0.2%
    Other Securities........................                      95,762,390                 2.6%
                                                                ------------                 ---
TOTAL INDIA.................................                     101,710,796                 2.8%
                                                                ------------                 ---
INDONESIA -- (0.6%)
    Other Securities........................                      20,939,175                 0.6%
                                                                ------------                 ---
IRELAND -- (0.5%)
    Other Securities........................                      18,938,285                 0.5%
                                                                ------------                 ---
ISRAEL -- (0.5%)
    Other Securities........................                      19,173,205                 0.5%
                                                                ------------                 ---
ITALY -- (2.1%)
    Enel SpA................................ 1,025,364             6,492,772                 0.2%
    Eni SpA.................................   378,555             6,451,008                 0.2%
    Other Securities........................                      66,079,696                 1.8%
                                                                ------------                 ---
TOTAL ITALY.................................                      79,023,476                 2.2%
                                                                ------------                 ---

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
JAPAN -- (15.6%)
    Honda Motor Co., Ltd....................   259,300          $  7,235,230                 0.2%
    SoftBank Group Corp.....................    97,372            10,324,482                 0.3%
    Toyota Motor Corp.......................   287,188            17,779,936                 0.5%
    Other Securities........................                     557,881,499                15.3%
                                                                ------------                ----
TOTAL JAPAN.................................                     593,221,147                16.3%
                                                                ------------                ----
MALAYSIA -- (0.6%)
    Other Securities........................                      22,311,895                 0.6%
                                                                ------------                ----
MEXICO -- (0.7%)
    Other Securities........................                      27,144,120                 0.8%
                                                                ------------                ----
NETHERLANDS -- (1.8%)
    Other Securities........................                      70,278,121                 1.9%
                                                                ------------                ----
NEW ZEALAND -- (0.3%)
    Other Securities........................                      11,709,084                 0.3%
                                                                ------------                ----
NORWAY -- (0.7%)
    Other Securities........................                      25,921,324                 0.7%
                                                                ------------                ----
PERU -- (0.0%)
    Other Securities........................                         516,631                 0.0%
                                                                ------------                ----
PHILIPPINES -- (0.3%)
    Other Securities........................                      10,771,560                 0.3%
                                                                ------------                ----
POLAND -- (0.3%)
    Other Securities........................                      11,909,148                 0.3%
                                                                ------------                ----
PORTUGAL -- (0.2%)
    Other Securities........................                       6,515,495                 0.2%
                                                                ------------                ----
RUSSIA -- (0.3%)
    Other Securities........................                      10,649,081                 0.3%
                                                                ------------                ----
SINGAPORE -- (0.7%)
    Other Securities........................                      27,881,229                 0.8%
                                                                ------------                ----
SOUTH AFRICA -- (1.8%)
    Other Securities........................                      69,152,041                 1.9%
                                                                ------------                ----
SOUTH KOREA -- (3.7%)
    Samsung Electronics Co., Ltd............   589,596            23,181,272                 0.7%
    SK Hynix, Inc...........................    96,784             6,549,448                 0.2%
    Other Securities........................                     110,792,141                 3.0%
                                                                ------------                ----
TOTAL SOUTH KOREA...........................                     140,522,861                 3.9%
                                                                ------------                ----
SPAIN -- (1.7%)
#   Banco Santander SA...................... 1,662,997             8,430,356                 0.2%
    Iberdrola S.A...........................   704,062             6,398,087                 0.2%
    Other Securities........................                      50,029,086                 1.4%
                                                                ------------                ----
TOTAL SPAIN.................................                      64,857,529                 1.8%
                                                                ------------                ----

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
SWEDEN -- (1.9%)
    Other Securities........................                   $   72,586,602                2.0%
                                                               --------------               ----
SWITZERLAND -- (4.3%)
    ABB, Ltd................................   294,037              6,047,962                0.2%
    Nestle SA...............................   222,893             21,459,604                0.6%
    Novartis AG.............................   132,989             10,897,127                0.3%
    Roche Holding AG........................    43,545             11,489,927                0.3%
    Other Securities........................                      113,772,128                3.1%
                                                               --------------               ----
TOTAL SWITZERLAND...........................                      163,666,748                4.5%
                                                               --------------               ----
TAIWAN -- (3.8%)
    Other Securities........................                      144,026,769                4.0%
                                                               --------------               ----
THAILAND -- (0.7%)
    Other Securities........................                       26,016,746                0.7%
                                                               --------------               ----
TURKEY -- (0.2%)
    Other Securities........................                        7,581,942                0.2%
                                                               --------------               ----
UNITED KINGDOM -- (11.1%)
    Anglo American P.L.C....................   412,690             10,709,181                0.3%
    BP P.L.C., Sponsored ADR................   472,008             20,640,910                0.6%
    British American Tobacco P.L.C..........   161,622              6,327,327                0.2%
    Glencore P.L.C.......................... 1,708,314              6,777,835                0.2%
#   HSBC Holdings P.L.C., Sponsored ADR.....   351,872             15,331,063                0.4%
    Legal & General Group P.L.C............. 1,662,435              6,045,494                0.2%
#   Rio Tinto P.L.C., Sponsored ADR.........   172,914             10,184,635                0.3%
    Royal Dutch Shell P.L.C., Sponsored
      ADR, Class A..........................   161,107             10,235,128                0.3%
    Royal Dutch Shell P.L.C., Sponsored
      ADR, Class B..........................   124,657              8,088,993                0.2%
    Vodafone Group P.L.C.................... 3,422,553              6,348,404                0.2%
    Other Securities........................                      320,769,591                8.7%
                                                               --------------               ----
TOTAL UNITED KINGDOM........................                      421,458,561               11.6%
                                                               --------------               ----
UNITED STATES -- (0.0%)
    Other Securities........................                        1,325,292                0.0%
                                                               --------------               ----
TOTAL COMMON STOCKS.........................                    3,573,190,562               98.5%
                                                               --------------               ----
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Other Securities........................                       16,537,223                0.5%
                                                               --------------               ----
CHILE -- (0.0%)
    Other Securities........................                          346,759                0.0%
                                                               --------------               ----
COLOMBIA -- (0.0%)
    Other Securities........................                          660,459                0.0%
                                                               --------------               ----
GERMANY -- (0.4%)
    Volkswagen AG...........................    43,057              7,517,842                0.2%
    Other Securities........................                        8,316,117                0.2%
                                                               --------------               ----
TOTAL GERMANY...............................                       15,833,959                0.4%
                                                               --------------               ----

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
SOUTH KOREA -- (0.0%)
      Other Security..........................                    $       33,084                 0.0%
                                                                  --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Security..........................                            20,289                 0.0%
                                                                  --------------               -----
TOTAL PREFERRED STOCKS........................                        33,431,773                 0.9%
                                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                           218,100                 0.0%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES...................                     3,606,840,435
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (5.0%)
@(S)  The DFA Short Term Investment Fund...... 16,397,197            189,731,965                 5.2%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,595,775,532).......................                    $3,796,572,400               104.6%
                                                                  ==============               =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                           ----------------------------------------------
                                                             LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                                           ------------ ------------ ------- ------------
Common Stocks
   Australia.............................................. $  1,053,786 $164,916,819   --    $165,970,605
   Austria................................................           --   16,228,525   --      16,228,525
   Belgium................................................      119,594   30,837,948   --      30,957,542
   Brazil.................................................   59,743,560           --   --      59,743,560
   Canada.................................................  232,989,193      250,982   --     233,240,175
   Chile..................................................   10,406,136           --   --      10,406,136
   China..................................................   31,483,117  266,753,907   --     298,237,024
   Colombia...............................................    3,434,489           --   --       3,434,489
   Czech Republic.........................................           --    1,852,898   --       1,852,898
   Denmark................................................      408,385   47,829,453   --      48,237,838
   Egypt..................................................       63,379      147,436   --         210,815
   Finland................................................      209,454   42,108,950   --      42,318,404
   France.................................................    1,309,553  214,049,495   --     215,359,048
   Germany................................................    1,677,961  189,415,265   --     191,093,226
   Greece.................................................           --      666,287   --         666,287
   Hong Kong..............................................       98,923   81,733,172   --      81,832,095
   Hungary................................................           --    3,593,032   --       3,593,032
   India..................................................    1,363,590  100,347,206   --     101,710,796
   Indonesia..............................................      160,500   20,778,675   --      20,939,175
   Ireland................................................    5,723,125   13,215,160   --      18,938,285
   Israel.................................................    1,025,326   18,147,879   --      19,173,205
   Italy..................................................       73,767   78,949,709   --      79,023,476
   Japan..................................................    2,929,046  590,292,101   --     593,221,147
   Malaysia...............................................           --   22,311,895   --      22,311,895
   Mexico.................................................   27,143,885          235   --      27,144,120
   Netherlands............................................    9,436,509   60,841,612   --      70,278,121
   New Zealand............................................           --   11,709,084   --      11,709,084
   Norway.................................................      267,420   25,653,904   --      25,921,324
   Peru...................................................      516,489          142   --         516,631

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                           LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         ------------ -------------- ------- --------------
   Philippines.......................... $    169,925 $   10,601,635   --    $   10,771,560
   Poland...............................           --     11,909,148   --        11,909,148
   Portugal.............................           --      6,515,495   --         6,515,495
   Russia...............................    5,224,716      5,424,365   --        10,649,081
   Singapore............................           --     27,881,229   --        27,881,229
   South Africa.........................    4,831,627     64,320,414   --        69,152,041
   South Korea..........................    1,979,732    138,543,129   --       140,522,861
   Spain................................      381,240     64,476,289   --        64,857,529
   Sweden...............................      154,301     72,432,301   --        72,586,602
   Switzerland..........................    5,131,151    158,535,597   --       163,666,748
   Taiwan...............................    6,094,510    137,932,259   --       144,026,769
   Thailand.............................   26,014,291          2,455   --        26,016,746
   Turkey...............................       12,528      7,569,414   --         7,581,942
   United Kingdom.......................   97,449,017    324,009,544   --       421,458,561
   United States........................    1,325,165            127   --         1,325,292
Preferred Stocks
   Brazil...............................   16,537,223             --   --        16,537,223
   Chile................................      346,759             --   --           346,759
   Colombia.............................      660,459             --   --           660,459
   Germany..............................           --     15,833,959   --        15,833,959
   South Korea..........................           --         33,084   --            33,084
   United Kingdom.......................           --         20,289   --            20,289
Rights/Warrants
   Brazil...............................           --          1,259   --             1,259
   Canada...............................           --         16,967   --            16,967
   Hong Kong............................           --            306   --               306
   India................................           --        137,647   --           137,647
   Indonesia............................           --         14,958   --            14,958
   South Korea..........................           --         36,287   --            36,287
   Sweden...............................           --          4,444   --             4,444
   Switzerland..........................           --          6,232   --             6,232
Securities Lending Collateral...........           --    189,731,965   --       189,731,965
                                         ------------ --------------   --    --------------
TOTAL................................... $557,949,831 $3,238,622,569   --    $3,796,572,400
                                         ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                          WORLD CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                        SHARES      VALUE+
                                                                      ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Core Equity 1 Portfolio of
   DFA Investment Dimensions Group Inc............................... 19,720,320 $479,400,982
Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc............................... 22,601,745  300,151,179
Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc...............................  4,868,403  103,015,403
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
 (Cost $767,832,413).................................................            $882,567,564
                                                                                 ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 2.370%
 (Cost $630,323).....................................................    630,323      630,323
                                                                                 ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $768,462,736).................................................            $883,197,887
                                                                                 ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------
                                                          LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                        ------------ ------- ------- ------------
Affiliated Investment Companies........................ $882,567,564   --      --    $882,567,564
Temporary Cash Investments.............................      630,323   --      --         630,323
                                                        ------------   --      --    ------------
TOTAL.................................................. $883,197,887   --      --    $883,197,887
                                                        ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                  SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    SHARES      VALUE+
                                                                  ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
   DFA Investment Dimensions Group Inc...........................  9,143,937 $204,732,749
Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc........................... 10,278,887  136,503,620
Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc...........................  3,562,894   75,390,838
                                                                             ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $337,134,951)............................................            $416,627,207
                                                                             ============

As of April 30, 2019, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                 UNREALIZED
                                                                                  FOREIGN
                                                                                  EXCHANGE
                                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------   ------------------ ---------------------------- ---------- -------------
NOK    10,220,433   USD      1,176,629 Citibank, N.A.                05/02/19     $  8,012
USD     1,188,478   NOK     10,220,433 Citibank, N.A.                05/02/19        3,836
USD    19,949,333   GBP     15,262,707 State Street Bank and Trust   05/09/19       39,280
USD     3,358,486   SEK     31,046,986 Citibank, N.A.                05/13/19       86,695
USD     7,203,382   CHF      7,189,819 State Street Bank and Trust   05/13/19      140,362
USD    13,859,230   HKD    108,641,115 State Street Bank and Trust   05/17/19        7,465
USD    34,438,858   EUR     30,561,928 State Street Bank and Trust   05/24/19       98,170
USD     1,270,456   SGD      1,718,856 Citibank, N.A.                06/04/19        6,013
USD       550,418   NZD        801,731 Citibank, N.A.                06/19/19       14,475
USD     7,596,960   AUD     10,708,124 Citibank, N.A.                06/21/19       39,254
USD     7,373,764   CAD      9,801,730 JP Morgan                     07/08/19       44,820
USD    27,687,554   JPY  3,064,591,116 Citibank, N.A.                07/08/19       25,971
                                                                                  --------
TOTAL APPRECIATION                                                                $514,353

USD       812,501   ILS      2,946,217 Bank of America Corp.         05/14/19     $ (6,984)
USD     2,150,010   DKK     14,359,041 Citibank, N.A.                06/03/19      (13,575)
USD     1,186,496   NOK     10,291,543 Citibank, N.A.                06/06/19       (8,041)
                                                                                  --------
TOTAL (DEPRECIATION)                                                              $(28,600)
                                                                                  --------
TOTAL APPRECIATION
(DEPRECIATION)                                                                    $485,753
                                                                                  ========

As of April 30, 2019, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                    UNREALIZED
                                     NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                          CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                          --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index............    87      06/21/19  $12,066,913 $12,825,975    $759,062
                                                          ----------- -----------    --------
TOTAL FUTURES CONTRACTS.............                      $12,066,913 $12,825,975    $759,062
                                                          =========== ===========    ========

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ------------------------------------------
                                           LEVEL 1    LEVEL 2  LEVEL 3    TOTAL
                                         ------------ -------- ------- ------------
Affiliated Investment Companies......... $416,627,207       --   --    $416,627,207
Forward Currency Contracts**............           -- $485,753   --         485,753
Futures Contracts**.....................      759,062       --   --         759,062
                                         ------------ --------   --    ------------
TOTAL................................... $417,386,269 $485,753   --    $417,872,022
                                         ============ ========   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                          EMERGING MARKETS PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 VALUE+
                                                             --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Emerging Markets Series of
   The DFA Investment Trust Company......................... $6,098,526,672
                                                             --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $6,098,526,672
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     EMERGING MARKETS SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 VALUE+
                                                             --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Emerging Markets Small Cap Series of
   The DFA Investment Trust Company......................... $7,022,074,961
                                                             --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $7,022,074,961
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       EMERGING MARKETS VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 VALUE+
                                                             ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in Dimensional Emerging Markets Value Fund....... $18,498,093,245
                                                             ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $18,498,093,245
                                                             ===============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                PERCENTAGE
                                                    SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ----------- ------------------------------- ---------------
COMMON STOCKS -- (95.7%)
BRAZIL -- (7.1%)
    Ambev SA, ADR................................  15,156,098         $   71,385,222                0.3%
    Banco Bradesco SA, ADR.......................  12,110,773            109,723,606                0.4%
    Lojas Renner SA..............................   5,227,997             62,505,037                0.2%
    Petroleo Brasileiro SA.......................  17,214,592            131,531,758                0.5%
    Vale SA......................................  19,234,312            245,757,324                0.9%
    Other Securities.............................                      1,469,084,791                4.9%
                                                                      --------------               ----
TOTAL BRAZIL.....................................                      2,089,987,738                7.2%
                                                                      --------------               ----
CHILE -- (1.2%)
    Other Securities.............................                        356,491,668                1.2%
                                                                      --------------               ----
CHINA -- (17.7%)
*   Alibaba Group Holding, Ltd., Sponsored ADR...   1,510,117            280,232,412                1.0%
    China Construction Bank Corp., Class H....... 226,157,302            199,372,416                0.7%
    China Mobile, Ltd............................  13,173,000            125,688,886                0.4%
    China Mobile, Ltd., Sponsored ADR............   1,997,961             95,242,801                0.3%
    China Overseas Land & Investment, Ltd........  18,806,033             70,459,660                0.3%
    China Resources Land, Ltd....................  13,684,610             59,598,620                0.2%
    CNOOC, Ltd...................................  43,446,000             78,912,425                0.3%
    Country Garden Holdings Co., Ltd.............  37,392,660             60,256,645                0.2%
    Industrial & Commercial Bank of China, Ltd.,
      Class H.................................... 149,722,725            112,615,411                0.4%
    NetEase, Inc., ADR...........................     270,176             76,873,177                0.3%
    Ping An Insurance Group Co. of China, Ltd.,
      Class H....................................  17,734,000            214,663,987                0.8%
    Sunac China Holdings, Ltd....................  12,410,000             63,956,183                0.2%
    Tencent Holdings, Ltd........................  10,834,800            534,021,752                1.9%
    Other Securities.............................                      3,219,509,316               10.9%
                                                                      --------------               ----
TOTAL CHINA......................................                      5,191,403,691               17.9%
                                                                      --------------               ----
COLOMBIA -- (0.4%)
    Other Securities.............................                        108,191,436                0.4%
                                                                      --------------               ----
CZECH REPUBLIC -- (0.2%)
    Other Securities.............................                         45,615,629                0.2%
                                                                      --------------               ----
EGYPT -- (0.1%)
    Other Securities.............................                         18,427,956                0.1%
                                                                      --------------               ----
GREECE -- (0.2%)
    Other Securities.............................                         65,058,032                0.2%
                                                                      --------------               ----
HONG KONG -- (0.0%)
    Other Securities.............................                          3,312,963                0.0%
                                                                      --------------               ----
HUNGARY -- (0.4%)
    Other Securities.............................                        121,380,233                0.4%
                                                                      --------------               ----
INDIA -- (12.5%)
    HCL Technologies, Ltd........................   3,553,227             60,303,307                0.2%
    HDFC Bank, Ltd...............................   2,994,559             99,546,222                0.4%
    Housing Development Finance Corp., Ltd.......   3,498,747            100,400,284                0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                     PERCENTAGE
                                                         SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ----------- ------------------------------- ---------------
INDIA -- (Continued)
    Infosys, Ltd......................................  12,734,298         $  136,704,354                0.5%
#   Infosys, Ltd., Sponsored ADR......................   7,416,008             79,796,246                0.3%
    Reliance Industries, Ltd..........................  10,635,522            213,012,886                0.8%
    Tata Consultancy Services, Ltd....................   3,896,968            126,439,039                0.5%
    Other Securities..................................                      2,847,339,560                9.5%
                                                                           --------------               ----
TOTAL INDIA...........................................                      3,663,541,898               12.6%
                                                                           --------------               ----
INDONESIA -- (2.8%)
    Bank Rakyat Indonesia Persero Tbk PT.............. 281,291,900             86,484,631                0.3%
    Other Securities..................................                        725,236,236                2.5%
                                                                           --------------               ----
TOTAL INDONESIA.......................................                        811,720,867                2.8%
                                                                           --------------               ----
MALAYSIA -- (2.9%)
    Public Bank Bhd...................................  11,077,811             60,306,925                0.2%
    Other Securities..................................                        789,597,424                2.7%
                                                                           --------------               ----
TOTAL MALAYSIA........................................                        849,904,349                2.9%
                                                                           --------------               ----
MEXICO -- (3.1%)
#   Grupo Financiero Banorte S.A.B. de C.V............  11,439,072             72,480,187                0.3%
#   Grupo Mexico S.A.B. de C.V., Series B.............  24,442,328             71,749,841                0.3%
    Other Securities..................................                        753,283,040                2.5%
                                                                           --------------               ----
TOTAL MEXICO..........................................                        897,513,068                3.1%
                                                                           --------------               ----
PERU -- (0.1%)
    Other Securities..................................                         41,950,684                0.2%
                                                                           --------------               ----
PHILIPPINES -- (1.2%)
    Other Securities..................................                        353,647,363                1.2%
                                                                           --------------               ----
POLAND -- (1.4%)
    Other Securities..................................                        414,399,091                1.4%
                                                                           --------------               ----
RUSSIA -- (1.5%)
    Other Securities..................................                        445,928,289                1.5%
                                                                           --------------               ----
SINGAPORE -- (0.0%)
    Other Security....................................                            140,464                0.0%
                                                                           --------------               ----
SOUTH AFRICA -- (6.9%)
    Absa Group, Ltd...................................   6,582,879             75,832,611                0.3%
    FirstRand, Ltd....................................  23,983,632            114,138,966                0.4%
#   MTN Group, Ltd....................................  15,515,059            112,408,584                0.4%
    Naspers, Ltd., Class N............................     671,488            172,740,493                0.6%
    Sanlam, Ltd.......................................  12,724,133             68,132,425                0.2%
#   Sasol, Ltd........................................   1,932,095             64,099,996                0.2%
    Standard Bank Group, Ltd..........................   8,843,736            123,510,283                0.4%
    Other Securities..................................                      1,299,021,116                4.5%
                                                                           --------------               ----
TOTAL SOUTH AFRICA....................................                      2,029,884,474                7.0%
                                                                           --------------               ----
SOUTH KOREA -- (16.0%)
    LG Chem, Ltd......................................     230,246             71,423,112                0.3%
    LG Electronics, Inc...............................   1,041,982             67,699,706                0.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                           PERCENTAGE
                                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                              ---------- ------------------------------- ---------------
SOUTH KOREA -- (Continued)
#     Samsung Electronics Co., Ltd........................... 27,785,408         $ 1,092,444,830                3.8%
      SK Hynix, Inc..........................................  3,409,628             230,732,158                0.8%
      Other Securities.......................................                      3,223,842,624               11.0%
                                                                                 ---------------              -----
TOTAL SOUTH KOREA............................................                      4,686,142,430               16.2%
                                                                                 ---------------              -----
TAIWAN -- (15.8%)
      Hon Hai Precision Industry Co., Ltd.................... 35,204,403              99,111,950                0.4%
      Taiwan Semiconductor Manufacturing Co., Ltd............ 41,147,652             345,476,942                1.2%
      Taiwan Semiconductor Manufacturing Co., Ltd.,
        Sponsored ADR........................................ 10,778,196             472,300,549                1.7%
      Other Securities.......................................                      3,711,113,152               12.7%
                                                                                 ---------------              -----
TOTAL TAIWAN.................................................                      4,628,002,593               16.0%
                                                                                 ---------------              -----
THAILAND -- (3.3%)
      PTT PCL................................................ 72,022,800             109,980,000                0.4%
      Other Securities.......................................                        859,270,765                2.9%
                                                                                 ---------------              -----
TOTAL THAILAND...............................................                        969,250,765                3.3%
                                                                                 ---------------              -----
TURKEY -- (0.9%)
      Other Securities.......................................                        274,213,109                1.0%
                                                                                 ---------------              -----
TOTAL COMMON STOCKS..........................................                     28,066,108,790               96.8%
                                                                                 ---------------              -----
PREFERRED STOCKS -- (2.1%)
BRAZIL -- (2.0%)
      Banco Bradesco SA......................................  7,287,556              66,127,169                0.2%
      Itau Unibanco Holding SA............................... 16,854,817             145,417,985                0.5%
      Petroleo Brasileiro SA................................. 24,466,728             169,159,929                0.6%
      Other Securities.......................................                        196,559,450                0.7%
                                                                                 ---------------              -----
TOTAL BRAZIL.................................................                        577,264,533                2.0%
                                                                                 ---------------              -----
CHILE -- (0.0%)
      Other Securities.......................................                          8,489,165                0.0%
                                                                                 ---------------              -----
COLOMBIA -- (0.1%)
      Other Securities.......................................                         20,298,523                0.1%
                                                                                 ---------------              -----
SOUTH KOREA -- (0.0%)
      Other Security.........................................                            694,794                0.0%
                                                                                 ---------------              -----
TOTAL PREFERRED STOCKS.......................................                        606,747,015                2.1%
                                                                                 ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                          5,255,525                0.0%
                                                                                 ---------------              -----
TOTAL INVESTMENT SECURITIES..................................                     28,678,111,330
                                                                                 ---------------

                                                                                     VALUE+
                                                                         -------------------------------
SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)  The DFA Short Term Investment Fund..................... 55,974,340             647,679,091                2.2%
                                                                                 ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $25,447,581,911)...................................                      $29,325,790,421              101.1%
                                                                                 ===============              =====

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

As of April 30, 2019, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R).....     650    06/21/19  $ 33,804,530 $ 35,106,500  $ 1,301,970
S&P 500(R) Emini Index.............   1,465    06/21/19   204,127,507  215,977,625   11,850,118
                                                         ------------ ------------  -----------
TOTAL FUTURES CONTRACTS............                      $237,932,037 $251,084,125  $13,152,088
                                                         ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ----------------------------------------------------
                                            LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                         -------------- -------------- ------- --------------
Common Stocks
   Brazil............................... $2,084,980,898 $    5,006,840   --    $2,089,987,738
   Chile................................    356,491,668             --   --       356,491,668
   China................................    909,849,945  4,281,553,746   --     5,191,403,691
   Colombia.............................    108,191,436             --   --       108,191,436
   Czech Republic.......................             --     45,615,629   --        45,615,629
   Egypt................................      1,613,440     16,814,516   --        18,427,956
   Greece...............................             --     65,058,032   --        65,058,032
   Hong Kong............................         12,747      3,300,216   --         3,312,963
   Hungary..............................        274,080    121,106,153   --       121,380,233
   India................................    151,687,990  3,511,853,908   --     3,663,541,898
   Indonesia............................     25,590,113    786,130,754   --       811,720,867
   Malaysia.............................             --    849,904,349   --       849,904,349
   Mexico...............................    897,487,028         26,040   --       897,513,068
   Peru.................................     41,948,389          2,295   --        41,950,684
   Philippines..........................      6,547,479    347,099,884   --       353,647,363
   Poland...............................             --    414,399,091   --       414,399,091
   Russia...............................    129,664,449    316,263,840   --       445,928,289
   Singapore............................             --        140,464   --           140,464
   South Africa.........................    146,184,465  1,883,700,009   --     2,029,884,474
   South Korea..........................    112,121,840  4,574,020,590   --     4,686,142,430
   Taiwan...............................    498,944,105  4,129,058,488   --     4,628,002,593
   Thailand.............................    968,994,179        256,586   --       969,250,765
   Turkey...............................      1,521,771    272,691,338   --       274,213,109
Preferred Stocks
   Brazil...............................    577,264,533             --   --       577,264,533
   Chile................................      8,489,165             --   --         8,489,165
   Colombia.............................     20,298,523             --   --        20,298,523
   South Korea..........................             --        694,794   --           694,794
Rights/Warrants
   Brazil...............................             --         11,091   --            11,091
   Hong Kong............................             --          4,145   --             4,145
   India................................             --      4,339,004   --         4,339,004
   Indonesia............................             --        257,235   --           257,235
   South Korea..........................             --        644,050   --           644,050

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
Securities Lending Collateral................             -- $   647,679,091   --    $   647,679,091
Futures Contracts**.......................... $   13,152,088              --   --         13,152,088
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $7,061,310,331 $22,277,632,178   --    $29,338,942,509
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   EMERGING MARKETS TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                            PERCENTAGE
                                                  SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ------- ------------------------------- ---------------
COMMON STOCKS -- (98.1%)
BRAZIL -- (7.5%)
    CCR SA....................................... 137,800           $   410,824                 0.4%
    Cia Brasileira de Distribuicao...............  18,959               465,633                 0.4%
    Cielo SA..................................... 190,700               373,512                 0.3%
    Cosan SA.....................................  30,138               360,248                 0.3%
    Embraer SA...................................  74,866               374,989                 0.3%
    Gerdau SA, Sponsored ADR..................... 121,953               436,592                 0.4%
    Hypera SA....................................  65,100               466,198                 0.4%
    Kroton Educacional SA........................ 270,317               672,156                 0.6%
    Sul America SA...............................  54,300               432,062                 0.4%
    Other Securities.............................                     4,775,695                 4.0%
                                                                    -----------                ----
TOTAL BRAZIL.....................................                     8,767,909                 7.5%
                                                                    -----------                ----
CHILE -- (1.0%)
    Other Securities.............................                     1,179,562                 1.0%
                                                                    -----------                ----
CHINA -- (17.3%)
    Beijing Enterprises Water Group, Ltd......... 622,000               385,947                 0.3%
    China Jinmao Holdings Group, Ltd............. 604,000               391,616                 0.3%
    China National Building Material Co., Ltd.,
      Class H.................................... 444,000               413,238                 0.4%
    Kunlun Energy Co., Ltd....................... 372,000               393,486                 0.3%
#*  Semiconductor Manufacturing International
      Corp....................................... 345,500               369,930                 0.3%
    Shimao Property Holdings, Ltd................ 133,000               405,384                 0.4%
*   Vipshop Holdings, Ltd., ADR..................  53,520               460,807                 0.4%
*   YY, Inc., ADR................................   5,207               440,564                 0.4%
    Other Securities.............................                    17,132,798                14.5%
                                                                    -----------                ----
TOTAL CHINA......................................                    20,393,770                17.3%
                                                                    -----------                ----
COLOMBIA -- (0.4%)
    Other Securities.............................                       461,529                 0.4%
                                                                    -----------                ----
GREECE -- (0.3%)
    Other Securities.............................                       293,410                 0.2%
                                                                    -----------                ----
INDIA -- (11.7%)
    Indiabulls Housing Finance, Ltd..............  34,384               341,799                 0.3%
    LIC Housing Finance, Ltd.....................  50,638               361,499                 0.3%
    Lupin, Ltd...................................  30,254               378,981                 0.3%
    Shriram Transport Finance Co., Ltd...........  25,076               400,206                 0.4%
    Other Securities.............................                    12,321,030                10.4%
                                                                    -----------                ----
TOTAL INDIA......................................                    13,803,515                11.7%
                                                                    -----------                ----
INDONESIA -- (2.9%)
    Other Securities.............................                     3,456,579                 2.9%
                                                                    -----------                ----
MALAYSIA -- (3.1%)
    Other Securities.............................                     3,614,985                 3.1%
                                                                    -----------                ----
MEXICO -- (3.5%)
    Alfa S.A.B. de C.V., Class A................. 476,555               480,131                 0.4%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                              PERCENTAGE
                                                   SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  --------- ------------------------------- ---------------
MEXICO -- (Continued)
*   Cemex S.A.B. de C.V.......................... 1,515,619           $   701,936                 0.6%
    Other Securities.............................                       2,965,391                 2.5%
                                                                      -----------                ----
TOTAL MEXICO.....................................                       4,147,458                 3.5%
                                                                      -----------                ----
PHILIPPINES -- (1.4%)
    Other Securities.............................                       1,594,988                 1.4%
                                                                      -----------                ----
POLAND -- (1.7%)
    Other Securities.............................                       1,988,757                 1.7%
                                                                      -----------                ----
RUSSIA -- (1.0%)
    Other Securities.............................                       1,190,475                 1.0%
                                                                      -----------                ----
SOUTH AFRICA -- (6.7%)
    African Rainbow Minerals, Ltd................    29,837               355,415                 0.3%
    Bidvest Group, Ltd. (The)....................    29,884               454,539                 0.4%
    Exxaro Resources, Ltd........................    43,210               494,461                 0.4%
    Gold Fields, Ltd., Sponsored ADR.............    91,296               342,360                 0.3%
*   Impala Platinum Holdings, Ltd................   106,402               427,916                 0.4%
    Sappi, Ltd...................................    74,610               356,268                 0.3%
    Telkom SA SOC, Ltd...........................    61,152               363,962                 0.3%
    Other Securities.............................                       5,099,648                 4.3%
                                                                      -----------                ----
TOTAL SOUTH AFRICA...............................                       7,894,569                 6.7%
                                                                      -----------                ----
SOUTH KOREA -- (17.1%)
    Daelim Industrial Co., Ltd...................     4,669               387,409                 0.3%
    DB Insurance Co., Ltd........................     8,076               473,132                 0.4%
    E-MART, Inc..................................     3,458               509,993                 0.4%
    GS Engineering & Construction Corp...........     9,935               345,671                 0.3%
    GS Holdings Corp.............................     8,154               363,382                 0.3%
    Hyundai Glovis Co., Ltd......................     2,953               403,968                 0.4%
    Korea Investment Holdings Co., Ltd...........     7,037               413,110                 0.4%
    Mirae Asset Daewoo Co., Ltd..................    64,437               431,237                 0.4%
*   Samsung Heavy Industries Co., Ltd............    71,715               505,815                 0.4%
    Shinsegae, Inc...............................     1,260               367,164                 0.3%
    Other Securities.............................                      15,874,933                13.5%
                                                                      -----------                ----
TOTAL SOUTH KOREA................................                      20,075,814                17.1%
                                                                      -----------                ----
TAIWAN -- (17.9%)
    Acer, Inc....................................   550,000               373,862                 0.3%
    Compal Electronics, Inc......................   690,000               446,025                 0.4%
    Foxconn Technology Co., Ltd..................   154,000               345,502                 0.3%
    Innolux Corp................................. 1,416,000               454,370                 0.4%
    Lite-On Technology Corp......................   333,000               469,849                 0.4%
    Pou Chen Corp................................   309,000               375,913                 0.3%
    Wistron Corp.................................   490,000               406,783                 0.4%
    Other Securities.............................                      18,173,934                15.4%
                                                                      -----------                ----
TOTAL TAIWAN.....................................                      21,046,238                17.9%
                                                                      -----------                ----
THAILAND -- (3.6%)
    Other Securities.............................                       4,287,011                 3.6%
                                                                      -----------                ----

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                      PERCENTAGE
                                             SHARES VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------ ------------------------------- ---------------
TURKEY -- (1.0%)
      Other Securities......................                 $  1,129,948                  1.0%
                                                             ------------                -----
TOTAL COMMON STOCKS.........................                  115,326,517                 98.0%
                                                             ------------                -----
PREFERRED STOCKS -- (1.3%)
BRAZIL -- (1.3%)
      Other Securities......................                    1,531,123                  1.3%
                                                             ------------                -----
COLOMBIA -- (0.0%)
      Other Security........................                       31,311                  0.1%
                                                             ------------                -----
SOUTH KOREA -- (0.0%)
      Other Security........................                        8,914                  0.0%
                                                             ------------                -----
TOTAL PREFERRED STOCKS......................                    1,571,348                  1.4%
                                                             ------------                -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities......................                       10,342                  0.0%
                                                             ------------                -----
TOTAL INVESTMENT SECURITIES.................                  116,908,207
                                                             ------------

                                                                VALUE+
                                                    -------------------------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund.... 62,928               728,139                  0.6%
                                                             ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $109,705,747).....................                   $117,636,346                100.0%
                                                             ============                =====

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------
                                               LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ---------- ----------- ------- -----------
Common Stocks
   Brazil.................................... $8,767,909          --   --    $ 8,767,909
   Chile.....................................  1,179,562          --   --      1,179,562
   China.....................................  1,631,838 $18,761,932   --     20,393,770
   Colombia..................................    461,529          --   --        461,529
   Greece....................................         --     293,410   --        293,410
   India.....................................    111,201  13,692,314   --     13,803,515
   Indonesia.................................         --   3,456,579   --      3,456,579
   Malaysia..................................         --   3,614,985   --      3,614,985
   Mexico....................................  4,147,458          --   --      4,147,458
   Philippines...............................         --   1,594,988   --      1,594,988
   Poland....................................         --   1,988,757   --      1,988,757
   Russia....................................  1,040,439     150,036   --      1,190,475
   South Africa..............................    634,932   7,259,637   --      7,894,569
   South Korea...............................         --  20,075,814   --     20,075,814
   Taiwan....................................         --  21,046,238   --     21,046,238
   Thailand..................................  4,287,011          --   --      4,287,011
   Turkey....................................         --   1,129,948   --      1,129,948
Preferred Stocks
   Brazil....................................  1,531,123          --   --      1,531,123
   Colombia..................................     31,311          --   --         31,311
   South Korea...............................         --       8,914   --          8,914

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- ------------
Rights/Warrants
   Brazil....................................          -- $       510   --    $        510
   South Korea...............................          --       9,832   --           9,832
Securities Lending Collateral................          --     728,139   --         728,139
                                              ----------- -----------   --    ------------
TOTAL........................................ $23,824,313 $93,812,033   --    $117,636,346
                                              =========== ===========   ==    ============

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                ENHANCED U.S.
                                                                    LARGE      U.S. LARGE CAP
                                                                   COMPANY         EQUITY     U.S. LARGE CAP   U.S. TARGETED
                                                                 PORTFOLIO*      PORTFOLIO*   VALUE PORTFOLIO VALUE PORTFOLIO*
                                                                -------------- -------------- --------------- ----------------
ASSETS:
Investments in Affiliated Investment Companies at Value........             --             -- $   26,219,622               --
Investments at Value (including $2,365, $53,179, $0 and
  $1,738,164 of securities on loan, respectively).............. $      337,887 $    1,656,313             --   $   11,108,891
Temporary Cash Investments at Value & Cost.....................             --         15,733             --          102,616
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $2,418, $41,104, $0 and
  $1,100,205)..................................................          2,418         41,108             --        1,100,319
Segregated Cash for Futures Contracts..........................         14,805             --             --            3,503
Foreign Currencies at Value....................................             48             --             --               --
Cash...........................................................          6,277             --             --               --
Receivables:
   Investment Securities Sold..................................             --             --             --            7,395
   Dividends and Interest......................................          2,366          1,348             --            4,496
   Securities Lending Income...................................             --              8             --              328
   Fund Shares Sold............................................             50            571         16,548            5,975
   Futures Margin Variation....................................             --             --             --              155
Unrealized Gain on Forward Currency Contracts..................            494             --             --               --
Prepaid Expenses and Other Assets..............................             19             35            211              128
                                                                -------------- -------------- --------------   --------------
       Total Assets............................................        364,364      1,715,116     26,236,381       12,333,806
                                                                -------------- -------------- --------------   --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned............................          2,417         41,108             --        1,100,320
   Investment Securities Purchased.............................            566         12,494             --               --
   Fund Shares Redeemed........................................            583          6,444         14,902           12,770
   Due to Advisor..............................................             28            199          3,202            3,197
   Futures Margin Variation....................................         14,146             --             --               --
Unrealized Loss on Forward Currency Contracts..................             72             --             --               --
Accrued Expenses and Other Liabilities.........................             58            130            739            1,043
                                                                -------------- -------------- --------------   --------------
       Total Liabilities.......................................         17,870         60,375         18,843        1,117,330
                                                                -------------- -------------- --------------   --------------
NET ASSETS..................................................... $      346,494 $    1,654,741 $   26,217,538   $   11,216,476
                                                                ============== ============== ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Class R1 Shares -- based on net assets of $0; $0; $0 and
  $52,278 and shares outstanding of 0, 0, 0 and 2,251,507,
  respectively.................................................            N/A            N/A            N/A   $        23.22
                                                                ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED....................................            N/A            N/A            N/A      200,000,000
                                                                ============== ============== ==============   ==============
Class R2 Shares -- based on net assets of $0; $0; $0 and
  $90,324 and shares outstanding of 0, 0, 0 and 3,910,792,
  respectively.................................................            N/A            N/A            N/A   $        23.10
                                                                ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED....................................            N/A            N/A            N/A      200,000,000
                                                                ============== ============== ==============   ==============
Institutional Class Shares -- based on net assets of $346,494;
  $1,654,741; $26,217,538 and $11,073,874 and shares
  outstanding of 25,577,406, 91,045,611, 715,380,767 and
  476,750,117, respectively.................................... $        13.55 $        18.17 $        36.65   $        23.23
                                                                ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED....................................  1,000,000,000  1,000,000,000  4,000,000,000    1,500,000,000
                                                                ============== ============== ==============   ==============
Investments at Cost............................................ $      340,033 $    1,213,307            N/A   $    9,447,741
                                                                ============== ============== ==============   ==============
Foreign Currencies at Cost..................................... $           48 $           -- $           --   $           --
                                                                ============== ============== ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $      319,951 $    1,219,426 $   19,260,141   $    9,359,428
Total Distributable Earnings (Loss)............................         26,543        435,315      6,957,397        1,857,048
                                                                -------------- -------------- --------------   --------------
NET ASSETS..................................................... $      346,494 $    1,654,741 $   26,217,538   $   11,216,476
                                                                ============== ============== ==============   ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                U.S. CORE      U.S. CORE     U.S. VECTOR
                                                              U.S. SMALL CAP     EQUITY 1       EQUITY 2       EQUITY
                                                             VALUE PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                             ---------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $2,421,472, $2,422,534,
  $2,921,133 and $572,291 of securities on loan,
  respectively).............................................  $   14,717,291  $   25,935,149 $   27,096,085 $    4,691,030
Temporary Cash Investments at Value & Cost..................         147,569         231,478        242,131         41,201
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $1,500,948, $1,637,736,
  $1,909,704 and $379,520)..................................       1,501,100       1,637,862      1,909,858        379,561
Segregated Cash for Futures Contracts.......................           5,437           9,406          9,985          1,638
Receivables:
   Investment Securities Sold...............................          22,742             349            128            167
   Dividends and Interest...................................           4,901          18,836         20,001          2,938
   Securities Lending Income................................             420             481            617            153
   Fund Shares Sold.........................................           9,139          17,994         17,694          2,548
   Futures Margin Variation.................................             242             418            444             73
Prepaid Expenses and Other Assets...........................             188             267            287             47
                                                              --------------  -------------- -------------- --------------
       Total Assets.........................................      16,409,029      27,852,240     29,297,230      5,119,356
                                                              --------------  -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................       1,501,011       1,637,853      1,909,764        379,564
   Investment Securities Purchased..........................          12,616           2,070          2,540             --
   Fund Shares Redeemed.....................................           8,582          17,268         40,175          3,067
   Due to Advisor...........................................           6,079           3,605          4,431          1,154
Accrued Expenses and Other Liabilities......................           1,545           1,714          1,931            464
                                                              --------------  -------------- -------------- --------------
       Total Liabilities....................................       1,529,833       1,662,510      1,958,841        384,249
                                                              --------------  -------------- -------------- --------------
NET ASSETS..................................................  $   14,879,196  $   26,189,730 $   27,338,389 $    4,735,107
                                                              ==============  ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $14,879,196; $26,189,730; $27,338,389 and $4,735,107 and
  shares outstanding of 428,374,034, 1,077,497,854,
  1,221,272,283 and 251,955,154, respectively...............  $        34.73  $        24.31 $        22.39 $        18.79
                                                              ==============  ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................   3,400,000,000   3,000,000,000  4,600,000,000  2,000,000,000
                                                              ==============  ============== ============== ==============
Investments at Cost.........................................  $   11,960,493  $   16,718,714 $   17,386,975 $    3,075,789
                                                              ==============  ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $   11,536,839  $   16,754,211 $   17,379,056 $    3,047,362
Total Distributable Earnings (Loss).........................       3,342,357       9,435,519      9,959,333      1,687,745
                                                              --------------  -------------- -------------- --------------
NET ASSETS..................................................  $   14,879,196  $   26,189,730 $   27,338,389 $    4,735,107
                                                              ==============  ============== ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                   U.S. HIGH      DFA REAL
                                                                                   RELATIVE        ESTATE       LARGE CAP
                                                   U.S. SMALL CAP U.S. MICRO CAP PROFITABILITY   SECURITIES   INTERNATIONAL
                                                     PORTFOLIO*     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                   -------------- -------------- ------------- -------------- --------------
ASSETS:
Investments at Value (including $4,164,293,
  $1,130,032, $24,957, $460,892 and $336,826 of
  securities on loan, respectively)............... $   17,892,526 $    6,577,940 $  1,153,343  $    9,398,534 $    5,164,643
Temporary Cash Investments at Value & Cost........        164,504         61,420        7,127          79,805             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of
  $2,779,927, $797,535, $11,583, $306,904 and
  $329,239).......................................      2,780,163        797,616       11,584         306,926        329,248
Segregated Cash for Futures Contracts.............          6,942          2,476           --           3,263          1,976
Foreign Currencies at Value.......................             --             --           --              --         16,348
Cash..............................................             --             --           --              --         40,805
Receivables:
   Investment Securities Sold.....................         19,107          4,711           --              --          1,019
   Dividends and Interest.........................          4,177          2,086        1,091           5,324         26,402
   Securities Lending Income......................          1,168            455            4              64            374
   Fund Shares Sold...............................          9,311          3,987        2,897           7,239          2,518
   Futures Margin Variation.......................            308            110           --             145             73
Unrealized Gain on Foreign Currency Contracts.....             --             --           --              --              7
Prepaid Expenses and Other Assets.................            140             86          105              76             57
                                                   -------------- -------------- ------------  -------------- --------------
       Total Assets...............................     20,878,346      7,450,887    1,176,151       9,801,376      5,583,470
                                                   -------------- -------------- ------------  -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............      2,780,278        797,576       11,587         306,998        329,214
   Investment Securities Purchased................         14,836          7,551        4,422              --          5,139
   Fund Shares Redeemed...........................         23,563          3,357          385           8,014          3,521
   Due to Advisor.................................          5,143          2,703          186           1,175            854
Unrealized Loss on Foreign Currency Contracts.....             --             --           --              --              1
Accrued Expenses and Other Liabilities............          1,566            692           39             838            520
                                                   -------------- -------------- ------------  -------------- --------------
       Total Liabilities..........................      2,825,386        811,879       16,619         317,025        339,249
                                                   -------------- -------------- ------------  -------------- --------------
NET ASSETS........................................ $   18,052,960 $    6,639,008 $  1,159,532  $    9,484,351 $    5,244,221
                                                   ============== ============== ============  ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Institutional Class Shares -- based on net assets
  of $18,052,960; $6,639,008; $1,159,532;
  $9,484,351 and $5,244,221 and shares
  outstanding of 518,965,542, 311,711,208,
  89,156,369, 249,753,857 and 231,022,099,
  respectively                                     $        34.79 $        21.30 $      13.01  $        37.97 $        22.70
                                                   ============== ============== ============  ============== ==============
NUMBER OF SHARES AUTHORIZED.......................  2,000,000,000  3,000,000,000  500,000,000   1,700,000,000  1,500,000,000
                                                   ============== ============== ============  ============== ==============
Investments at Cost............................... $   13,906,356 $    4,527,481 $  1,038,064  $    6,406,672 $    4,438,799
                                                   ============== ============== ============  ============== ==============
Foreign Currencies at Cost........................ $           -- $           -- $         --  $           -- $       16,410
                                                   ============== ============== ============  ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $   13,773,861 $    4,364,172 $  1,048,822  $    6,544,286 $    4,577,423
Total Distributable Earnings (Loss)...............      4,279,099      2,274,836      110,710       2,940,065        666,798
                                                   -------------- -------------- ------------  -------------- --------------
NET ASSETS........................................ $   18,052,960 $    6,639,008 $  1,159,532  $    9,484,351 $    5,244,221
                                                   ============== ============== ============  ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                               INTERNATIONAL                  ASIA PACIFIC
                                                   INTERNATIONAL  GLOBAL SMALL     SMALL      JAPANESE SMALL     SMALL
                                                    CORE EQUITY     COMPANY       COMPANY        COMPANY        COMPANY
                                                    PORTFOLIO*     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                   -------------- ------------ -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value...........................................             -- $     35,736 $   12,555,008 $      591,607 $      378,521
Investments at Value (including $2,389,399, $0,
  $0, $0 and $0 of securities on loan,
  respectively)................................... $   29,428,257           --             --             --             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of
  $2,082,136, $0, $0, $0 and $0)..................      2,082,255           --             --             --             --
Segregated Cash for Futures Contracts.............         10,868           --          1,732             --             --
Foreign Currencies at Value.......................         74,808           --             --             --             --
Cash..............................................        274,465           53         70,644             --             --
Receivables:
   Investment Securities Sold.....................         11,712           --             --             --             --
   Dividends, Interest and Tax Reclaims...........        153,723           --             --             --             --
   Securities Lending Income......................          3,957           --             --             --             --
   Fund Shares Sold...............................         23,011            9          7,999             10             --
   Futures Margin Variation.......................            483           --             77             --             --
Unrealized Gain on Foreign Currency Contracts.....             43           --             --             --             --
Prepaid Expenses and Other Assets.................            351           12            127             15             13
                                                   -------------- ------------ -------------- -------------- --------------
       Total Assets...............................     32,063,933       35,810     12,635,587        591,632        378,534
                                                   -------------- ------------ -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............      2,082,182           --             --             --             --
   Investment Securities Purchased................         54,613           --             --             --             --
   Fund Shares Redeemed...........................         27,631           28          7,427            153              2
   Due to Advisor.................................          6,421           --          4,158            193            124
Unrealized Loss on Foreign Currency Contracts.....              7           --             --             --             --
Accrued Expenses and Other Liabilities............          2,670           12            552             27             20
                                                   -------------- ------------ -------------- -------------- --------------
       Total Liabilities..........................      2,173,524           40         12,137            373            146
                                                   -------------- ------------ -------------- -------------- --------------
NET ASSETS........................................ $   29,890,409 $     35,770 $   12,623,450 $      591,259 $      378,388
                                                   ============== ============ ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Institutional Class Shares -- based on net assets
  of $29,890,409; $35,770; $12,623,450; $591,259
  and $378,388 and shares outstanding of
  2,251,509,152, 3,200,168, 696,678,668,
  25,110,875 and 17,150,056, respectively......... $        13.28 $      11.18 $        18.12 $        23.55 $        22.06
                                                   ============== ============ ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.......................  7,000,000,000  100,000,000  3,000,000,000  1,000,000,000  1,000,000,000
                                                   ============== ============ ============== ============== ==============
Investments in Affiliated Investment Companies at
  Cost............................................ $           -- $     36,302            N/A            N/A            N/A
                                                   ============== ============ ============== ============== ==============
Investments at Cost............................... $   26,683,815          N/A            N/A            N/A            N/A
                                                   ============== ============ ============== ============== ==============
Foreign Currencies at Cost........................ $       75,080 $         -- $           -- $           -- $           --
                                                   ============== ============ ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $   27,387,527 $     35,511 $   11,559,420 $      547,314 $      392,901
Total Distributable Earnings (Loss)...............      2,502,882          259      1,064,030         43,945        (14,513)
                                                   -------------- ------------ -------------- -------------- --------------
NET ASSETS........................................ $   29,890,409 $     35,770 $   12,623,450 $      591,259 $      378,388
                                                   ============== ============ ============== ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                       DFA
                                                                   CONTINENTAL    INTERNATIONAL   DFA GLOBAL          DFA
                                                   UNITED KINGDOM     SMALL        REAL ESTATE    REAL ESTATE    INTERNATIONAL
                                                   SMALL COMPANY     COMPANY       SECURITIES     SECURITIES       SMALL CAP
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO*     PORTFOLIO*    VALUE PORTFOLIO*
                                                   -------------- -------------- --------------  -------------- ----------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value........................................... $       31,178 $      643,850             --  $    4,131,169              --
Investments at Value (including $0, $0, $218,105,
  $83,942 and $1,032,216 of securities on loan,
  respectively)...................................             --             -- $    5,601,064       4,158,232  $   13,525,051
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $0, $0,
  $185,502, $86,612 and $797,262).................             --             --        185,512          86,622         797,328
Segregated Cash for Futures Contracts.............             --             --          1,619              --           7,321
Foreign Currencies at Value.......................             --             --         20,637              --          52,626
Cash..............................................             --             --         32,148          12,590         141,559
Receivables:
   Investment Securities/Affiliated Investment
     Companies Sold...............................             --             --          6,262              --          23,339
   Dividends and Interest.........................             --             --         31,476           2,284          88,652
   Securities Lending Income......................             --             --            251              14           1,544
   Fund Shares Sold...............................             --             66          1,743           8,727           5,545
   Futures Margin Variation.......................             --             --             72              --             326
Unrealized Gain on Foreign Currency Contracts.....             --             --             --              --               8
Prepaid Expenses and Other Assets.................             11             24             44              86             183
                                                   -------------- -------------- --------------  --------------  --------------
       Total Assets...............................         31,189        643,940      5,880,828       8,399,724      14,643,482
                                                   -------------- -------------- --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............             --             --        185,524          86,641         797,276
   Investment Securities/Affiliated
     Investment Companies Purchased...............             --             --             --           6,728          29,765
   Fund Shares Redeemed...........................              5             39          5,639           3,899           5,782
   Due to Advisor.................................              8            215          1,172             612           7,344
Unrealized Loss on Foreign Currency Contracts.....             --             --             --              --               2
Accrued Expenses and Other Liabilities............             13             23            584             315           1,861
                                                   -------------- -------------- --------------  --------------  --------------
       Total Liabilities..........................             26            277        192,919          98,195         842,030
                                                   -------------- -------------- --------------  --------------  --------------
NET ASSETS........................................ $       31,163 $      643,663 $    5,687,909  $    8,301,529  $   13,801,452
                                                   ============== ============== ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Institutional Class Shares -- based on net assets
  of $31,163; $643,663; $5,687,909; $8,301,529
  and $13,801,452 and shares outstanding of
  1,115,794, 25,628,403, 1,117,747,508,
  723,474,388 and 738,458,667, respectively....... $        27.93 $        25.12 $         5.09  $        11.47  $        18.69
                                                   ============== ============== ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.......................  1,000,000,000  1,000,000,000  4,000,000,000   3,000,000,000   4,600,000,000
                                                   ============== ============== ==============  ==============  ==============
Investments in Affiliated Investment Companies at
  Cost............................................            N/A            N/A $           --  $    3,450,190  $           --
                                                   ============== ============== ==============  ==============  ==============
Investments at Cost...............................            N/A            N/A $    5,069,184  $    3,663,555  $   12,723,655
                                                   ============== ============== ==============  ==============  ==============
Foreign Currencies at Cost........................ $           -- $           -- $       20,651  $           --  $       52,812
                                                   ============== ============== ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $       26,872 $      587,977 $    5,976,269  $    7,103,891  $   13,012,293
Total Distributable Earnings (Loss)...............          4,291         55,686       (288,360)      1,197,638         789,159
                                                   -------------- -------------- --------------  --------------  --------------
NET ASSETS........................................ $       31,163 $      643,663 $    5,687,909  $    8,301,529  $   13,801,452
                                                   ============== ============== ==============  ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                            INTERNATIONAL
                                                             INTERNATIONAL  HIGH RELATIVE                 WORLD EX U.S.
                                                             VECTOR EQUITY  PROFITABILITY  WORLD EX U.S.  TARGETED VALUE
                                                              PORTFOLIO*     PORTFOLIO*   VALUE PORTFOLIO   PORTFOLIO*
                                                             -------------- ------------- --------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --           --  $      282,114              --
Investments at Value (including $216,361, $28,555, $0 and
  $6,614 of securities on loan, respectively)............... $    2,566,841 $    435,663              --  $      548,239
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $171,689, $28,429, $0 and $1,935)        171,701       28,429              --           1,935
Foreign Currencies at Value.................................          5,768          514              --           1,395
Cash........................................................          2,853        2,360              95           1,437
Receivables:
   Investment Securities Sold...............................            876           81              --             615
   Dividends, Interest and Tax Reclaims.....................         15,425        1,690              --           3,119
   Securities Lending Income................................            391           14              --              16
   Fund Shares Sold.........................................          1,428          973             127             407
Unrealized Gain on Foreign Currency Contracts...............              1            2              --              --
Prepaid Expenses and Other Assets...........................             89           51              11              44
                                                             -------------- ------------  --------------  --------------
       Total Assets.........................................      2,765,373      469,777         282,347         557,207
                                                             -------------- ------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        171,691       28,429              --           1,935
   Investment Securities Purchased..........................          4,727        2,494              --             420
   Fund Shares Redeemed.....................................          1,152          172           1,105              86
   Due to Advisor...........................................            952           95              75             267
Accrued Expenses and Other Liabilities......................            276           47              12              65
                                                             -------------- ------------  --------------  --------------
       Total Liabilities....................................        178,798       31,237           1,192           2,773
                                                             -------------- ------------  --------------  --------------
NET ASSETS.................................................. $    2,586,575 $    438,540  $      281,155  $      554,434
                                                             ============== ============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $2,586,575; $438,540; $281,155 and $554,434 and shares
  outstanding of 219,651,643, 41,602,357, 24,662,486 and
  43,268,059, respectively.................................. $        11.78 $      10.54  $        11.40  $        12.81
                                                             ============== ============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000  500,000,000   1,000,000,000   1,000,000,000
                                                             ============== ============  ==============  ==============
Investments in Affiliated Investment Companies at Cost...... $           -- $         --  $      264,096  $           --
                                                             ============== ============  ==============  ==============
Investments at Cost......................................... $    2,312,969 $    424,908             N/A  $      543,478
                                                             ============== ============  ==============  ==============
Foreign Currencies at Cost.................................. $        5,791 $        513  $           --  $        1,402
                                                             ============== ============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    2,335,639 $    430,174  $      262,180  $      542,942
Total Distributable Earnings (Loss).........................        250,936        8,366          18,975          11,492
                                                             -------------- ------------  --------------  --------------
NET ASSETS.................................................. $    2,586,575 $    438,540  $      281,155  $      554,434
                                                             ============== ============  ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                            SELECTIVELY
                                                             WORLD EX U.S.   WORLD CORE    HEDGED GLOBAL    EMERGING
                                                              CORE EQUITY      EQUITY         EQUITY         MARKETS
                                                              PORTFOLIO*     PORTFOLIO/+/    PORTFOLIO      PORTFOLIO
                                                             -------------- -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             -- $      882,568 $      416,627 $    6,098,527
Investments at Value (including $243,893, $0, $0 and $0 of
  securities on loan, respectively)......................... $    3,606,840             --             --             --
Temporary Cash Investments at Value & Cost..................             --            630             --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $189,721, $0, $0 and $0).........        189,732             --             --             --
Segregated Cash for Futures Contracts.......................             --             --            548             --
Foreign Currencies at Value.................................          5,054             --             --             --
Cash........................................................          7,144             --         11,522             --
Receivables:
   Investment Securities Sold...............................          1,968             --             --             --
   Dividends, Interest and Tax Reclaims.....................         16,363              1             --             --
   Securities Lending Income................................            436             --             --             --
   Fund Shares Sold.........................................          6,537            544            168          3,151
   Due from Advisor.........................................             --              7             --             --
   Futures Margin Variation.................................             --             --             24             --
Unrealized Gain on Forward Currency Contracts...............             --             --            514             --
Prepaid Expenses and Other Assets...........................             74             31             15             58
                                                             -------------- -------------- -------------- --------------
       Total Assets.........................................      3,834,148        883,781        429,418      6,101,736
                                                             -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        189,731             --             --             --
   Investment Securities Purchased..........................          1,429             --             --             --
   Fund Shares Redeemed.....................................         11,218          7,007            112          6,320
   Due to Advisor...........................................            953             --             13          1,615
Unrealized Loss on Forward Currency Contracts...............             --             --             29             --
Unrealized Loss on Foreign Currency Contracts...............              1             --             --             --
Accrued Expenses and Other Liabilities......................            397             18             18            245
                                                             -------------- -------------- -------------- --------------
       Total Liabilities....................................        203,729          7,025            172          8,180
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    3,630,419 $      876,756 $      429,246 $    6,093,556
                                                             ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $3,630,419; $876,756; $429,246 and $6,093,556 and shares
  outstanding of 320,638,373, 53,565,427, 26,344,502 and
  215,039,052, respectively................................. $        11.32 $        16.37 $        16.29 $        28.34
                                                             ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000  1,000,000,000  1,000,000,000  1,500,000,000
                                                             ============== ============== ============== ==============
Investments in Affiliated Investment Companies at Cost...... $           -- $      767,832 $      337,135            N/A
                                                             ============== ============== ============== ==============
Investments at Cost......................................... $    3,406,055 $           -- $           --            N/A
                                                             ============== ============== ============== ==============
Foreign Currencies at Cost.................................. $        5,057 $           -- $           -- $           --
                                                             ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    3,429,181 $      768,458 $      350,574 $    4,382,589
Total Distributable Earnings (Loss).........................        201,238        108,298         78,672      1,710,967
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    3,630,419 $      876,756 $      429,246 $    6,093,556
                                                             ============== ============== ============== ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                              EMERGING
                                                               EMERGING       EMERGING      MARKETS CORE      EMERGING
                                                             MARKETS SMALL  MARKETS VALUE      EQUITY     MARKETS TARGETED
                                                             CAP PORTFOLIO    PORTFOLIO      PORTFOLIO*   VALUE PORTFOLIO*
                                                             -------------- -------------- -------------- ----------------
ASSETS:
Investments in Affiliated Investment Companies at Value..... $    7,022,075 $   18,498,093             --             --
Investments at Value (including $0, $0, $1,456,871 and
  $2,114 of securities on loan, respectively)...............             --             -- $   28,678,111   $    116,908
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $647,589 and $728).......             --             --        647,679            728
Segregated Cash for Futures Contracts.......................             --             --         10,919             --
Foreign Currencies at Value.................................             --             --         65,715            997
Cash........................................................             --             --        238,160            601
Receivables:
   Investment Securities/Affiliated Investment Companies
     Sold...................................................             --             --         12,471            128
   Dividends and Interest...................................             --             --         43,506            164
   Securities Lending Income................................             --             --          4,873              4
   Fund Shares Sold.........................................          4,553          6,632         19,656            113
   Futures Margin Variation.................................             --             --            361             --
Unrealized Gain on Foreign Currency Contracts...............             --             --             21             --
Deferred Offering Costs.....................................             --             --             --             44
Prepaid Expenses and Other Assets...........................             59            154            250             21
                                                             -------------- -------------- --------------   ------------
       Total Assets.........................................      7,026,687     18,504,879     29,721,722        119,708
                                                             -------------- -------------- --------------   ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --             --        647,652            728
   Investment Securities/Affiliated Investment Companies
     Purchased..............................................             --             --         32,100          1,207
   Fund Shares Redeemed.....................................          2,912          5,969         15,950              3
   Due to Advisor...........................................          2,625          6,134         11,278             64
Unrealized Loss on Foreign Currency Contracts...............             --             --              1              1
Deferred Taxes Payable......................................             --             --          2,028             21
Accrued Expenses and Other Liabilities......................            224            764          4,386             31
                                                             -------------- -------------- --------------   ------------
       Total Liabilities....................................          5,761         12,867        713,395          2,055
                                                             -------------- -------------- --------------   ------------
NET ASSETS.................................................. $    7,020,926 $   18,492,012 $   29,008,327   $    117,653
                                                             ============== ============== ==============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $0; $29,945; $0
  and $0 and shares outstanding of 0, 1,040,050, 0 and 0,
  respectively..............................................            N/A $        28.79            N/A            N/A
                                                             ============== ============== ==============   ============
NUMBER OF SHARES AUTHORIZED.................................            N/A    200,000,000            N/A            N/A
                                                             ============== ============== ==============   ============
Institutional Class Shares -- based on net assets of
  $7,020,926; $18,462,067; $29,008,327 and $117,653 and
  shares outstanding of 341,116,684, 636,758,571,
  1,370,731,712 and 10,823,806, respectively................ $        20.58 $        28.99 $        21.16   $      10.87
                                                             ============== ============== ==============   ============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000  3,000,000,000  5,000,000,000    500,000,000
                                                             ============== ============== ==============   ============
Investments at Cost.........................................            N/A            N/A $   24,799,992   $    108,978
                                                             ============== ============== ==============   ============
Foreign Currencies at Cost.................................. $           -- $           -- $       66,297   $        996
                                                             ============== ============== ==============   ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    6,697,717 $   17,974,529 $   26,073,831   $    109,157
Total Distributable Earnings (Loss).........................        323,209        517,483      2,934,496          8,496
                                                             -------------- -------------- --------------   ------------
NET ASSETS.................................................. $    7,020,926 $   18,492,012 $   29,008,327   $    117,653
                                                             ============== ============== ==============   ============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                          ENHANCED U.S.
                                                              LARGE     U.S. LARGE CAP
                                                             COMPANY        EQUITY      U.S. LARGE CAP   U.S. TARGETED
                                                           PORTFOLIO#     PORTFOLIO#   VALUE PORTFOLIO* VALUE PORTFOLIO#
                                                          ------------- -------------- ---------------- ----------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of
     $0, $0, $0 and $0, respectively)....................         --             --       $  317,644              --
   Interest..............................................         --             --            2,512              --
   Income from Securities Lending........................         --             --              800              --
   Expenses Allocated from Affiliated Investment
     Companies...........................................         --             --          (13,490)             --
                                                            --------       --------       ----------        --------
          Total Net Investment Income Received
            from Affiliated Investment Companies.........         --             --          307,466              --
                                                            --------       --------       ----------        --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $0, $0, $0 and $102, respectively)..................         --       $ 14,648               --        $ 88,522
   Interest..............................................   $  3,661             --               --              --
   Income from Securities Lending........................          4             58               --           2,206
                                                            --------       --------       ----------        --------
          Total Fund Investment Income...................      3,665         14,706               --          90,728
                                                            --------       --------       ----------        --------
FUND EXPENSES
   Investment Management Fees............................        313          1,105           30,827          18,217
   Accounting & Transfer Agent Fees......................         27            102              973             486
   S&P 500(R) Fees.......................................          3             --               --              --
   Custodian Fees........................................          4             10               --              80
   Shareholder Servicing Fees
       Class R1 Shares...................................         --             --               --              24
       Class R2 Shares...................................         --             --               --             121
   Filing Fees...........................................         13             25              150              94
   Shareholders' Reports.................................         11             18              277             193
   Directors'/Trustees' Fees & Expenses..................          1              5               94              40
   Professional Fees.....................................          3             10               32              77
   Other.................................................          4             38               60             133
                                                            --------       --------       ----------        --------
          Total Fund Expenses............................        379          1,313           32,413          19,465
                                                            --------       --------       ----------        --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)............................................       (144)            --          (12,332)             --
                                                            --------       --------       ----------        --------
   Net Expenses..........................................        235          1,313           20,081          19,465
                                                            --------       --------       ----------        --------
   NET INVESTMENT INCOME (LOSS)..........................      3,430         13,393          287,385          71,263
                                                            --------       --------       ----------        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................     (1,143)        (3,020)              --         195,653
       Affiliated Investment Companies Shares Sold.......         --             --               --              (6)
       Transactions Allocated from Affiliated
         Investment Company**............................         --             --          417,196              --
       Futures...........................................    (14,206)           466               --          (2,413)
       Foreign Currency Transactions.....................        (20)            --               --              --
       Forward Currency Contracts........................      1,946             --               --              --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........      2,886        134,021               --         196,287
       Affiliated Investment Companies Shares............         --              3               --              88
       Transactions Allocated from Affiliated
         Investment Company..............................         --             --          358,503              --
       Futures...........................................     40,220             --               --           6,971
       Translation of Foreign
         Currency-Denominated Amounts....................         (1)            --               --              --
       Forward Currency Contracts........................        (27)            --               --              --
                                                            --------       --------       ----------        --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............     29,655        131,470          775,699         396,580
                                                            --------       --------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................   $ 33,085       $144,863       $1,063,084        $467,843
                                                            ========       ========       ==========        ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                            U.S. CORE   U.S. CORE   U.S. VECTOR
                                                                            U.S. SMALL CAP   EQUITY 1    EQUITY 2     EQUITY
                                                                           VALUE PORTFOLIO# PORTFOLIO#  PORTFOLIO#  PORTFOLIO#
                                                                           ---------------- ----------  ----------  -----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $141, $123, $146 and $30,
     respectively)........................................................    $ 119,576     $  225,970  $  239,283   $ 40,943
   Income from Securities Lending.........................................        2,971          3,436       4,118      1,004
                                                                              ---------     ----------  ----------   --------
          Total Investment Income.........................................      122,547        229,406     243,401     41,947
                                                                              ---------     ----------  ----------   --------
EXPENSES
   Investment Management Fees.............................................       35,461         20,178      24,967      6,712
   Accounting & Transfer Agent Fees.......................................          784          1,235       1,251        272
   Custodian Fees.........................................................          102            126         138         30
   Filing Fees............................................................          125            198         218         42
   Shareholders' Reports..................................................          245            175         195         67
   Directors'/Trustees' Fees & Expenses...................................           54             89          94         18
   Professional Fees......................................................          106            164         175         34
   Other..................................................................          185            280         296         60
                                                                              ---------     ----------  ----------   --------
          Total Expenses..................................................       37,062         22,445      27,334      7,235
                                                                              ---------     ----------  ----------   --------
   Net Expenses...........................................................       37,062         22,445      27,334      7,235
                                                                              ---------     ----------  ----------   --------
   NET INVESTMENT INCOME (LOSS)...........................................       85,485        206,961     216,067     34,712
                                                                              ---------     ----------  ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.......................................      586,452        160,953     192,634     63,035
       Affiliated Investment Companies Shares Sold........................            2             (3)         (5)        (1)
       Futures............................................................       (3,040)         2,546      (4,838)     2,204
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.........................     (397,545)     1,658,628   1,558,897    151,372
       Affiliated Investment Companies Shares.............................          112            109         127         32
       Futures............................................................        6,431         18,378      22,739      1,554
                                                                              ---------     ----------  ----------   --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)................................      192,412      1,840,611   1,769,554    218,196
                                                                              ---------     ----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...........    $ 277,897     $2,047,572  $1,985,621   $252,908
                                                                              =========     ==========  ==========   ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                           U.S. HIGH    DFA REAL
                                                                                           RELATIVE      ESTATE      LARGE CAP
                                                           U.S. SMALL CAP U.S. MICRO CAP PROFITABILITY SECURITIES  INTERNATIONAL
                                                             PORTFOLIO#     PORTFOLIO#    PORTFOLIO#   PORTFOLIO#   PORTFOLIO#
                                                           -------------- -------------- ------------- ----------  -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $63, $17,
     $0, $19 and $7,618, respectively)....................    $122,005      $  48,203      $  8,901    $  187,563    $ 78,729
   Income from Securities Lending.........................       7,097          2,368            24           442       1,351
                                                              --------      ---------      --------    ----------    --------
          Total Investment Income.........................     129,102         50,571         8,925       188,005      80,080
                                                              --------      ---------      --------    ----------    --------
FUND EXPENSES
   Investment Management Fees.............................      29,679         15,691           899         7,550       4,827
   Accounting & Transfer Agent Fees.......................         805            374            70           464         288
   Custodian Fees.........................................         111             56             7            45         196
   Filing Fees............................................          99             59            68            62          40
   Shareholders' Reports..................................         217             84            12           163          86
   Directors'/Trustees' Fees & Expenses...................          65             24             3            34          18
   Professional Fees......................................         124             46             4            63          40
   Other..................................................         213             81            14            99          76
                                                              --------      ---------      --------    ----------    --------
          Total Fund Expenses.............................      31,313         16,415         1,077         8,480       5,571
                                                              --------      ---------      --------    ----------    --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C).............................................          --             --            46          (485)         --
   Fees Paid Indirectly (Note C)..........................          --             --            --            --        (114)
                                                              --------      ---------      --------    ----------    --------
   Net Expenses...........................................      31,313         16,415         1,123         7,995       5,457
                                                              --------      ---------      --------    ----------    --------
   NET INVESTMENT INCOME (LOSS)...........................      97,789         34,156         7,802       180,010      74,623
                                                              --------      ---------      --------    ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.......................     328,481        225,002        (3,639)      (30,451)    (67,965)
       Affiliated Investment Companies Shares Sold........          19              1            --             4          (6)
       Futures............................................      (1,294)        (5,420)          (52)       (6,732)     (1,849)
       Foreign Currency Transactions......................          --             --            --            --        (652)
       In-Kind Redemptions................................          --             --            --        50,622          --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.........     225,280       (112,806)      105,724       899,947     376,743
       Affiliated Investment Companies Shares.............         200             66             1            17          20
       Futures............................................       8,867          6,144            --         4,100       4,753
       Translation of Foreign Currency-Denominated
         Amounts..........................................          --             --            --            --         (11)
                                                              --------      ---------      --------    ----------    --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)................     561,553        112,987       102,034       917,507     311,033
                                                              --------      ---------      --------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................    $659,342      $ 147,143      $109,836    $1,097,517    $385,656
                                                              ========      =========      ========    ==========    ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                     INTERNATIONAL                ASIA PACIFIC
                                                          INTERNATIONAL GLOBAL SMALL     SMALL     JAPANESE SMALL    SMALL
                                                           CORE EQUITY    COMPANY       COMPANY       COMPANY       COMPANY
                                                           PORTFOLIO#    PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                          ------------- ------------ ------------- -------------- ------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of
     $0, $17, $14,097, $801 and $83, respectively).......          --      $  171      $153,003       $  7,207      $ 5,839
   Income from Securities Lending........................          --          25        15,972            874          678
   Expenses Allocated from Affiliated Investment
     Companies...........................................          --         (11)       (7,465)          (369)        (240)
                                                           ----------      ------      --------       --------      -------
Income Distributions Received from Affiliated
  Investment Companies...................................          --          87            --             --           --
                                                           ----------      ------      --------       --------      -------
          Total Net Investment Income Received
            from Affiliated Investment Companies.........          --         272       161,510          7,712        6,277
                                                           ----------      ------      --------       --------      -------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $40,060, $0, $0, $0 and $0,respectively)............  $  434,082          --            --             --           --
   Income from Securities Lending........................      18,167          --            --             --           --
                                                           ----------      ------      --------       --------      -------
          Total Fund Investment Income...................     452,249          --            --             --           --
                                                           ----------      ------      --------       --------      -------
FUND EXPENSES
   Investment Management Fees............................      36,998          72        24,420          1,458          890
   Accounting & Transfer Agent Fees......................       1,505          11           391             30           24
   Custodian Fees........................................       1,212           1             2             --           --
   Filing Fees...........................................         298          14            94             13           11
   Shareholders' Reports.................................         309           4           228              6            5
   Directors'/Trustees' Fees & Expenses..................         104          --            48              2            2
   Professional Fees.....................................         225          --            35             --           --
   Other.................................................         428          --            37              2           --
                                                           ----------      ------      --------       --------      -------
          Total Fund Expenses............................      41,079         102        25,255          1,511          932
                                                           ----------      ------      --------       --------      -------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)............................................          31         (67)           --           (292)        (178)
   Fees Paid Indirectly (Note C).........................        (583)         --            --             --           --
                                                           ----------      ------      --------       --------      -------
   Net Expenses..........................................      40,527          35        25,255          1,219          754
                                                           ----------      ------      --------       --------      -------
   NET INVESTMENT INCOME (LOSS)..........................     411,722         237       136,255          6,493        5,523
                                                           ----------      ------      --------       --------      -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from
     Investment Securities...............................          --         587            --             --           --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................    (190,728)         --            --             --           --
       Affiliated Investment Companies Shares Sold.......           4        (237)           --             --           --
       Transactions Allocated from Affiliated
         Investment Company**............................          --         721       194,248          3,900        1,984
       Futures...........................................        (943)         --        (1,000)            --           --
       Foreign Currency Transactions.....................       2,144          --            --             --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........   1,462,548          --           108             --           --
       Affiliated Investment Companies Shares............          96         306            --             --           --
       Transactions Allocated from Affiliated
         Investment Company..............................          --         190       242,534        (21,064)      25,627
       Futures...........................................      23,259          --         6,908             --           --
       Translation of Foreign
         Currency-Denominated Amounts....................         (48)         --            --             --           --
                                                           ----------      ------      --------       --------      -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............   1,296,332       1,567       442,798        (17,164)      27,611
                                                           ----------      ------      --------       --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................  $1,708,054      $1,804      $579,053       $(10,671)     $33,134
                                                           ==========      ======      ========       ========      =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                         DFA
                                                             UNITED     CONTINENTAL INTERNATIONAL DFA GLOBAL        DFA
                                                          KINGDOM SMALL    SMALL     REAL ESTATE  REAL ESTATE  INTERNATIONAL
                                                             COMPANY      COMPANY    SECURITIES   SECURITIES     SMALL CAP
                                                           PORTFOLIO*   PORTFOLIO*   PORTFOLIO#   PORTFOLIO#  VALUE PORTFOLIO#
                                                          ------------- ----------- ------------- ----------- ----------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of
     $1, $1,034, $0, $0 and $0, respectively)............    $  509       $ 6,259            --          --             --
   Income from Securities Lending........................         3           852            --          --             --
   Expenses Allocated from Affiliated Investment
     Companies...........................................       (18)         (380)           --          --             --
                                                             ------       -------     ---------    --------       --------
Income Distributions Received from Affiliated
  Investment Companies...................................        --            --            --    $170,005             --
                                                             ------       -------     ---------    --------       --------
          Total Net Investment Income Received
            from Affiliated Investment Companies.........       494         6,731            --     170,005             --
                                                             ------       -------     ---------    --------       --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $0, $0, $14,746, $5 and $14,835,
     respectively).......................................        --            --     $ 117,368      79,664       $180,797
   Income from Securities Lending........................        --            --         1,609         130          9,623
                                                             ------       -------     ---------    --------       --------
          Total Fund Investment Income...................        --            --       118,977      79,794        190,420
                                                             ------       -------     ---------    --------       --------
FUND EXPENSES
   Investment Management Fees............................        78         1,534         6,784       7,693         42,486
   Accounting & Transfer Agent Fees......................        10            36           254         281            737
   Custodian Fees........................................        --            --           237          12            872
   Filing Fees...........................................         9            18            34          69            123
   Shareholders' Reports.................................         4             8            75         178            223
   Directors'/Trustees' Fees & Expenses..................        --             2            21          29             51
   Professional Fees.....................................         1             1            48          26            120
   Other.................................................         1             3           149          47            248
                                                             ------       -------     ---------    --------       --------
          Total Fund Expenses............................       103         1,602         7,602       8,335         44,860
                                                             ------       -------     ---------    --------       --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)............................................       (29)         (307)           --      (3,958)            --
   Fees Paid Indirectly (Note C).........................        --            --          (123)         --           (321)
                                                             ------       -------     ---------    --------       --------
   Net Expenses..........................................        74         1,295         7,479       4,377         44,539
                                                             ------       -------     ---------    --------       --------
   NET INVESTMENT INCOME (LOSS)..........................       420         5,436       111,498     245,422        145,881
                                                             ------       -------     ---------    --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................        --            --      (102,659)      4,056         43,249
       Affiliated Investment Companies Shares Sold.......        --            --             1      23,983              8
       Transactions Allocated from Affiliated
         Investment Company**............................        55        49,188            --          --             --
       Futures...........................................        --            --        (1,258)       (135)        (2,562)
       Foreign Currency Transactions.....................        --            --           834          --           (522)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........        --            --       551,631     398,356         78,543
       Affiliated Investment Companies Shares............        --            --             9     225,017             56
       Transactions Allocated from Affiliated
         Investment Company..............................     1,604        (9,834)           --          --             --
       Futures...........................................        --            --         3,208          --          7,897
       Translation of Foreign
         Currency-Denominated Amounts....................        --            --            85          --           (166)
                                                             ------       -------     ---------    --------       --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............     1,659        39,354       451,851     651,277        126,503
                                                             ------       -------     ---------    --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................    $2,079       $44,790     $ 563,349    $896,699       $272,384
                                                             ======       =======     =========    ========       ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                        INTERNATIONAL
                                                          INTERNATIONAL HIGH RELATIVE                  WORLD EX U.S.
                                                          VECTOR EQUITY PROFITABILITY  WORLD EX U.S.   TARGETED VALUE
                                                           PORTFOLIO#    PORTFOLIO#   VALUE PORTFOLIO*   PORTFOLIO#
                                                          ------------- ------------- ---------------- --------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of
     $0, $0, $392 and $0, respectively)..................         --            --        $ 3,694              --
   Interest..............................................         --            --             11              --
   Income from Securities Lending........................         --            --             72              --
   Expenses Allocated from Affiliated Investment
     Companies...........................................         --            --           (224)             --
                                                            --------       -------        -------         -------
Income Distributions Received from Affiliated
  Investment Companies...................................         --            --            332              --
                                                            --------       -------        -------         -------
          Total Net Investment Income Received
            from Affiliated Investment Companies.........         --            --          3,885              --
                                                            --------       -------        -------         -------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $3,476, $545, $0 and $719, respectively)............   $ 36,945       $ 5,739             --         $ 6,822
   Income from Securities Lending........................      1,985            66             --             121
                                                            --------       -------        -------         -------
          Total Fund Investment Income...................     38,930         5,805             --           6,943
                                                            --------       -------        -------         -------
FUND EXPENSES
   Investment Management Fees............................      5,475           433            609           1,435
   Accounting & Transfer Agent Fees......................        172            36             17              45
   Custodian Fees........................................        148            34             --             105
   Filing Fees...........................................         61            27             12              34
   Shareholders' Reports.................................         51            11              5              12
   Directors'/Trustees' Fees & Expenses..................         10             1             --               2
   Professional Fees.....................................         23             2              2              18
   Other.................................................         50             5              4              20
                                                            --------       -------        -------         -------
          Total Fund Expenses............................      5,990           549            649           1,671
                                                            --------       -------        -------         -------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)............................................         --            58           (278)             --
   Fees Paid Indirectly (Note C).........................        (64)          (21)            --             (30)
                                                            --------       -------        -------         -------
   Net Expenses..........................................      5,926           586            371           1,641
                                                            --------       -------        -------         -------
   NET INVESTMENT INCOME (LOSS)..........................     33,004         5,219          3,514           5,302
                                                            --------       -------        -------         -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from
     Investment Securities...............................         --            --            766              --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................    (14,545)       (3,545)            --           3,466
       Affiliated Investment Companies Shares Sold.......         (1)           (1)          (628)             --
       Transactions Allocated from Affiliated
         Investment Company**............................         --            --            682              --
       Futures...........................................     (1,747)          255           (109)           (308)
       Foreign Currency Transactions.....................       (520)          (52)            --             (66)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........    103,233        34,472             --          23,747
       Affiliated Investment Companies Shares............         11            --            265              --
       Transactions Allocated from Affiliated
         Investment Company..............................         --            --         10,739              --
       Translation of Foreign
         Currency-Denominated Amounts....................        (56)          (10)            --              (6)
                                                            --------       -------        -------         -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............     86,375        31,119         11,715          26,833
                                                            --------       -------        -------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................   $119,379       $36,338        $15,229         $32,135
                                                            ========       =======        =======         =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                                   SELECTIVELY
                                                                         WORLD EX U.S. WORLD CORE HEDGED GLOBAL  EMERGING
                                                                          CORE EQUITY    EQUITY      EQUITY      MARKETS
                                                                          PORTFOLIO#   PORTFOLIO    PORTFOLIO   PORTFOLIO*
                                                                         ------------- ---------- ------------- ----------
INVESTMENT INCOME
Net Investment Income Received from Affiliated Investment Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $6,164,
     respectively)......................................................         --          --           --     $ 50,895
   Interest.............................................................         --          --           --           23
   Income from Securities Lending.......................................         --          --           --        2,203
   Expenses Allocated from Affiliated Investment Companies..............         --          --           --       (3,930)
                                                                           --------     -------      -------     --------
Income Distributions Received from Affiliated Investment Companies......         --     $ 7,151      $ 3,858           --
                                                                           --------     -------      -------     --------
          Total Net Investment Income Received from Affiliated
            Investment Companies........................................         --       7,151        3,858       49,191
                                                                           --------     -------      -------     --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $4,554, $0, $0 and $0,
     respectively)......................................................   $ 46,002          --           --           --
   Income from Securities Lending.......................................      2,037          --           --           --
          Total Fund Investment Income..................................     48,039          --           --           --
FUND EXPENSES
   Investment Management Fees...........................................      5,306       1,172          604       12,005
   Accounting & Transfer Agent Fees.....................................        204          32           27          146
   Custodian Fees.......................................................        349          --            1           --
   Filing Fees..........................................................         49          21           13           47
   Shareholders' Reports................................................         54           7            7          104
   Directors'/Trustees' Fees & Expenses.................................         13           3            2           22
   Professional Fees....................................................         40           2            1            9
   Other................................................................         58           4            1           14
                                                                           --------     -------      -------     --------
          Total Fund Expenses...........................................      6,073       1,241          656       12,347
                                                                           --------     -------      -------     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................          9        (987)        (528)      (2,859)
   Fees Paid Indirectly (Note C)........................................       (100)         --           --           --
                                                                           --------     -------      -------     --------
   Net Expenses.........................................................      5,982         254          128        9,488
                                                                           --------     -------      -------     --------
   NET INVESTMENT INCOME (LOSS).........................................     42,057       6,897        3,730       39,703
                                                                           --------     -------      -------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment Securities.......         --       2,509        1,971           --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................    (11,038)         --           --           --
       Affiliated Investment Companies Shares Sold......................         (1)     (2,690)      (3,060)          --
       Transactions Allocated from Affiliated Investment Company**......         --          --           --      (15,692)
       Futures..........................................................     (1,060)        (63)      (2,076)          --
       Foreign Currency Transactions....................................       (140)         --           --           --
       Forward Currency Contracts.......................................         --          --        2,569           --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................    238,349          --            2           --
       Affiliated Investment Companies Shares...........................          9      61,804       28,836           --
       Transactions Allocated from Affiliated Investment Company........         --          --           --      626,514
       Futures..........................................................         --          --        2,381           --
       Translation of Foreign Currency-Denominated Amounts..............        (48)         --           --           --
       Forward Currency Contracts.......................................         --          --       (1,116)          --
                                                                           --------     -------      -------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    226,071      61,560       29,507      610,822
                                                                           --------     -------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $268,128     $68,457      $33,237     $650,525
                                                                           ========     =======      =======     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                         EMERGING
                                                             EMERGING      EMERGING    MARKETS CORE      EMERGING
                                                          MARKETS SMALL  MARKETS VALUE    EQUITY     MARKETS TARGETED
                                                          CAP PORTFOLIO*  PORTFOLIO*    PORTFOLIO#  VALUE PORTFOLIO(A)#
                                                          -------------- ------------- ------------ -------------------
INVESTMENT INCOME
Net Investment Income Received from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of
     $5,896, $20,799, $0 and $0, respectively)...........    $ 49,800     $  153,892            --            --
   Interest..............................................          26            157            --            --
   Income from Securities Lending........................      19,952          7,373            --            --
   Expenses Allocated from Affiliated Investment
     Companies...........................................      (8,253)       (11,922)           --            --
                                                             --------     ----------    ----------        ------
          Total Net Investment Income Received
            from Affiliated Investment Companies.........      61,525        149,500            --            --
                                                             --------     ----------    ----------        ------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $0, $0, $30,292 and $95, respectively)..............          --             --    $  233,608        $  872
   Income from Securities Lending........................          --             --        27,802            14
                                                             --------     ----------    ----------        ------
          Total Fund Investment Income...................          --             --       261,410           886
                                                             --------     ----------    ----------        ------
FUND EXPENSES
   Investment Management Fees............................      21,697         43,414        63,678           325
   Accounting & Transfer Agent Fees......................         212            324         1,409            13
   Custodian Fees........................................          --              1         4,478            29
   Shareholder Servicing Fees
       Class R2 Shares...................................          --             35            --            --
   Filing Fees...........................................          54             94           188            10
   Shareholders' Reports.................................          85            173           361             8
   Directors'/Trustees' Fees & Expenses..................          26             67           104            --
   Professional Fees.....................................          10             28           251             2
   Organizational & Offering Costs.......................          --             --            --            37
   Other.................................................          17             44           419             1
                                                             --------     ----------    ----------        ------
          Total Fund Expenses............................      22,101         44,180        70,888           425
                                                             --------     ----------    ----------        ------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recoveredby Advisor
     (Note C)............................................      (6,677)            --            --           (31)
       Class R2 Shares...................................          --            (14)           --            --
       Institutional Class Shares........................          --         (8,669)           --            --
   Fees Paid Indirectly (Note C).........................          --             --          (664)           (2)
                                                             --------     ----------    ----------        ------
   Net Expenses..........................................      15,424         35,497        70,224           392
                                                             --------     ----------    ----------        ------
   NET INVESTMENT INCOME (LOSS)..........................      46,101        114,003       191,186           494
                                                             --------     ----------    ----------        ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................          --             --      (191,846)          158
       Affiliated Investment Companies Shares Sold.......          --             --             9            --
       Transactions Allocated from Affiliated
         Investment Company**............................      73,008        100,918            --            --
       Futures...........................................          --             --         2,305            39
       Foreign Currency Transactions.....................          --             --         1,387           (40)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........          --             --     3,159,593         7,910
       Affiliated Investment Companies Shares............          --             --            56            --
       Transactions Allocated from Affiliated
         Investment Company..............................     769,601      1,327,074            --            --
       Futures...........................................          --             --        21,428            --
       Translation of Foreign
         Currency-Denominated Amounts....................          --             --           (33)           (1)
                                                             --------     ----------    ----------        ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............     842,609      1,427,992     2,992,899         8,066
                                                             --------     ----------    ----------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................    $888,710     $1,541,995    $3,184,085        $8,560
                                                             ========     ==========    ==========        ======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $1 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
(a)The Portfolio commenced operations on November 14, 2018.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                        ENHANCED U.S. LARGE    U.S. LARGE CAP EQUITY    U.S. LARGE CAP VALUE
                                                         COMPANY PORTFOLIO           PORTFOLIO                PORTFOLIO
                                                       ---------------------  ----------------------  ------------------------
                                                       SIX MONTHS    YEAR     SIX MONTHS     YEAR     SIX MONTHS      YEAR
                                                          ENDED      ENDED       ENDED       ENDED       ENDED        ENDED
                                                         APR 30,    OCT 31,     APR 30,     OCT 31,     APR 30,      OCT 31,
                                                          2019       2018        2019        2018        2019         2018
                                                       ----------- ---------  ----------- ----------  -----------  -----------
                                                       (UNAUDITED)            (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................  $  3,430   $   6,789  $   13,393  $   23,192  $   287,385  $   505,087
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/...............    (1,143)     (2,528)     (3,020)      4,178           --           --
       Affiliated Investment Companies Shares
         Sold.........................................        --          (1)         --          (5)          --           --
       Transactions Allocated from Affiliated
         Investment Company*,**.......................        --          --          --          --      417,196    1,280,400
       Futures........................................   (14,206)     51,936         466          21           --           --
       Foreign Currency Transactions..................       (20)        (33)         --          --           --           --
       Forward Currency Contracts.....................     1,946       2,456          --          --           --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.....................................     2,886      (3,976)    134,021      54,720           --           --
       Affiliated Investment Companies
         Shares.......................................        --          --           3           2           --           --
       Transactions Allocated from Affiliated
         Investment Company...........................        --          --          --          --      358,503   (1,151,639)
       Futures........................................    40,220     (34,076)         --          --           --           --
       Translation of Foreign Currency-
         Denominated Amounts..........................        (1)          3          --          --           --           --
       Forward Currency Contracts.....................       (27)       (448)         --          --           --           --
                                                        --------   ---------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations................................    33,085      20,122     144,863      82,108    1,063,084      633,848
                                                        --------   ---------  ----------  ----------  -----------  -----------
Distributions:
       Institutional Class Shares.....................   (18,057)    (55,242)    (13,679)    (22,158)  (1,446,389)  (1,599,355)
                                                        --------   ---------  ----------  ----------  -----------  -----------
          Total Distributions.........................   (18,057)    (55,242)    (13,679)    (22,158)  (1,446,389)  (1,599,355)
                                                        --------   ---------  ----------  ----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued......................................    48,217     104,340     328,886     400,167    2,973,915    5,451,856
   Shares Issued in Lieu of Cash Distributions........    18,017      55,182      12,497      20,444    1,363,715    1,507,556
   Shares Redeemed....................................   (61,831)   (119,686)   (275,044)   (236,226)  (3,005,123)  (4,458,440)
                                                        --------   ---------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) from
            Capital Share Transactions................     4,403      39,836      66,339     184,385    1,332,507    2,500,972
                                                        --------   ---------  ----------  ----------  -----------  -----------
          Total Increase (Decrease) in Net
            Assets....................................    19,431       4,716     197,523     244,335      949,202    1,535,465
NET ASSETS
   Beginning of Period................................   327,063     322,347   1,457,218   1,212,883   25,268,336   23,732,871
                                                        --------   ---------  ----------  ----------  -----------  -----------
   End of Period......................................  $346,494   $ 327,063  $1,654,741  $1,457,218  $26,217,538  $25,268,336
                                                        ========   =========  ==========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued......................................     3,855       7,678      20,017      23,452       86,027      139,106
   Shares Issued in Lieu of Cash Distributions........     1,565       4,245         769       1,202       41,450       39,063
   Shares Redeemed....................................    (4,951)     (8,983)    (16,754)    (13,769)     (87,483)    (113,759)
                                                        --------   ---------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.......................       469       2,940       4,032      10,885       39,994       64,410
                                                        ========   =========  ==========  ==========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                   U.S. TARGETED VALUE      U.S. SMALL CAP VALUE       U.S. CORE EQUITY 1
                                                        PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                                ------------------------  ------------------------  ------------------------
                                                SIX MONTHS      YEAR      SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                  APR 30,      OCT 31,      APR 30,      OCT 31,      APR 30,      OCT 31,
                                                   2019         2018         2019         2018         2019         2018
                                                -----------  -----------  -----------  -----------  -----------  -----------
                                                (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $    71,263  $   133,663  $    85,485  $   157,417  $   206,961  $   359,365
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........     195,653      450,081      586,452      833,947      160,953      159,334
       Affiliated Investment Companies
         Shares Sold...........................          (6)        (120)           2         (150)          (3)        (157)
       Futures.................................      (2,413)      10,338       (3,040)       8,130        2,546       22,597
       Foreign Currency Transactions...........          --          (10)          --           (5)          --           (2)
       In-Kind Redemptions.....................          --       16,160           --           --           --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..............................     196,287     (761,255)    (397,545)  (1,207,909)   1,658,628      582,991
       Affiliated Investment Companies
         Shares................................          88            2          112          (29)         109            1
       Futures.................................       6,971       (3,019)       6,431       (7,825)      18,378      (12,157)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................     467,843     (154,160)     277,897     (216,424)   2,047,572    1,111,972
                                                -----------  -----------  -----------  -----------  -----------  -----------
Distributions:
       Class R1 Shares.........................      (2,170)      (2,923)          --           --           --           --
       Class R2 Shares.........................      (4,652)      (7,940)          --           --           --           --
       Institutional Class Shares..............    (473,173)    (575,420)    (848,542)    (834,889)    (357,964)    (460,863)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Total Distributions..................    (479,995)    (586,283)    (848,542)    (834,889)    (357,964)    (460,863)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...............................   1,604,473    2,212,541    2,074,843    2,623,124    3,304,862    5,010,981
   Shares Issued in Lieu of Cash
     Distributions.............................     454,873      552,460      772,136      765,814      349,969      450,061
   Shares Redeemed.............................  (1,293,880)  (2,301,827)  (2,129,753)  (2,770,877)  (2,784,435)  (3,245,167)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) from
            Capital Share
            Transactions.......................     765,466      463,174      717,226      618,061      870,396    2,215,875
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Total Increase (Decrease) in
            Net Assets.........................     753,314     (277,269)     146,581     (433,252)   2,560,004    2,866,984
NET ASSETS
   Beginning of Period.........................  10,463,162   10,740,431   14,732,615   15,165,867   23,629,726   20,762,742
                                                -----------  -----------  -----------  -----------  -----------  -----------
   End of Period............................... $11,216,476  $10,463,162  $14,879,196  $14,732,615  $26,189,730  $23,629,726
                                                ===========  ===========  ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................      73,911       87,535       63,331       67,506      149,759      213,759
   Shares Issued in Lieu of Cash
     Distributions.............................      22,449       22,442       25,188       20,311       16,346       19,536
   Shares Redeemed.............................     (59,565)     (90,819)     (64,964)     (71,140)    (126,558)    (138,602)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...........................      36,795       19,158       23,555       16,677       39,547       94,693
                                                ===========  ===========  ===========  ===========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     U.S. CORE EQUITY 2       U.S. VECTOR EQUITY         U.S. SMALL CAP
                                                          PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                  ------------------------  ----------------------  ------------------------
                                                  SIX MONTHS      YEAR      SIX MONTHS     YEAR     SIX MONTHS      YEAR
                                                     ENDED        ENDED        ENDED       ENDED       ENDED        ENDED
                                                    APR 30,      OCT 31,      APR 30,     OCT 31,     APR 30,      OCT 31,
                                                     2019         2018         2019        2018        2019         2018
                                                  -----------  -----------  ----------- ----------  -----------  -----------
                                                  (UNAUDITED)               (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................. $   216,067  $   379,407  $   34,712  $   66,134  $    97,789  $   190,744
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............     192,634      287,280      63,035     112,491      328,481      630,926
       Affiliated Investment Companies
         Shares Sold.............................          (5)        (115)         (1)        (52)          19         (358)
       Futures...................................      (4,838)      26,827       2,204       1,014       (1,294)      14,477
       Foreign Currency Transactions.............          --           (4)         --          --           --           (6)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency................................   1,558,897      218,021     151,372    (137,731)     225,280     (714,753)
       Affiliated Investment Companies
         Shares..................................         127          (15)         32         (17)         200          (18)
       Futures...................................      22,739      (16,600)      1,554         631        8,867       (5,817)
                                                  -----------  -----------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations...........................   1,985,621      894,801     252,908      42,470      659,342      115,195
                                                  -----------  -----------  ----------  ----------  -----------  -----------
Distributions:
       Institutional Class Shares................    (488,834)    (577,402)   (138,994)   (226,006)    (677,037)    (828,617)
                                                  -----------  -----------  ----------  ----------  -----------  -----------
          Total Distributions....................    (488,834)    (577,402)   (138,994)   (226,006)    (677,037)    (828,617)
                                                  -----------  -----------  ----------  ----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued.................................   3,341,927    4,612,048     769,974     801,656    2,081,275    3,281,164
   Shares Issued in Lieu of Cash
     Distributions...............................     477,329      567,939     130,374     223,582      641,516      786,942
   Shares Redeemed...............................  (2,655,304)  (3,335,154)   (889,924)   (954,936)  (1,955,587)  (2,983,020)
                                                  -----------  -----------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) from
            Capital Share
            Transactions.........................   1,163,952    1,844,833      10,424      70,302      767,204    1,085,086
                                                  -----------  -----------  ----------  ----------  -----------  -----------
          Total Increase (Decrease) in
            Net Assets...........................   2,660,739    2,162,232     124,338    (113,234)     749,509      371,664
NET ASSETS
   Beginning of Period...........................  24,677,650   22,515,418   4,610,769   4,724,003   17,303,451   16,931,787
                                                  -----------  -----------  ----------  ----------  -----------  -----------
   End of Period................................. $27,338,389  $24,677,650  $4,735,107  $4,610,769  $18,052,960  $17,303,451
                                                  ===========  ===========  ==========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................     164,069      209,626      44,185      41,129       64,218       88,622
   Shares Issued in Lieu of Cash
     Distributions...............................      24,270       26,310       7,938      11,712       21,059       21,913
   Shares Redeemed...............................    (128,602)    (151,440)    (50,697)    (48,909)     (60,408)     (80,602)
                                                  -----------  -----------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed.............................      59,737       84,496       1,426       3,932       24,869       29,933
                                                  ===========  ===========  ==========  ==========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                U.S. HIGH RELATIVE     DFA REAL ESTATE SECURITIES
                                      U.S. MICRO CAP PORTFOLIO PROFITABILITY PORTFOLIO         PORTFOLIO
                                      ----------------------   ----------------------  ------------------------
                                      SIX MONTHS      YEAR     SIX MONTHS     YEAR     SIX MONTHS       YEAR
                                         ENDED        ENDED       ENDED       ENDED       ENDED         ENDED
                                        APR 30,      OCT 31,     APR 30,     OCT 31,     APR 30,       OCT 31,
                                         2019         2018        2019        2018        2019          2018
                                      -----------  ----------  -----------  --------   -----------   -----------
                                      (UNAUDITED)              (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $   34,156   $   49,928  $    7,802   $  6,528   $   180,010   $   399,946
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold/*,**/..................    225,002      264,588      (3,639)    (2,077)      (30,451)      (46,559)
       Affiliated Investment
         Companies Shares Sold.......          1          (61)         --         (3)            4           (37)
       Futures.......................     (5,420)       7,709         (52)        59        (6,732)        8,922
       Foreign Currency
         Transactions................         --           (3)         --         --            --            --
       In-Kind Redemptions...........         --           --          --         --        50,622        80,654
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........   (112,806)    (242,170)    105,724         35       899,947      (196,570)
       Affiliated Investment
         Companies Shares............         66           (7)          1          1            17            (2)
       Futures.......................      6,144       (3,647)         --         --         4,100        (2,811)
                                      ----------   ----------  ----------   --------   -----------   -----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........    147,143       76,337     109,836      4,543     1,097,517       243,543
                                      ----------   ----------  ----------   --------   -----------   -----------
Distributions:
       Institutional Class
         Shares......................   (283,740)    (328,523)     (7,057)    (5,717)     (149,660)     (439,618)
                                      ----------   ----------  ----------   --------   -----------   -----------
          Total Distributions........   (283,740)    (328,523)     (7,057)    (5,717)     (149,660)     (439,618)
                                      ----------   ----------  ----------   --------   -----------   -----------
Capital Share
  Transactions (1):
   Shares Issued.....................    698,594      990,936     467,544    637,379     1,111,773     1,859,208
   Shares Issued in Lieu of
     Cash Distributions..............    261,766      302,813       7,052      5,712       123,356       351,943
   Shares Redeemed...................   (663,071)    (869,977)   (140,571)   (60,262)   (1,276,293)   (1,718,594)
                                      ----------   ----------  ----------   --------   -----------   -----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............    297,289      423,772     334,025    582,829       (41,164)      492,557
                                      ----------   ----------  ----------   --------   -----------   -----------
          Total Increase
            (Decrease) in Net
            Assets...................    160,692      171,586     436,804    581,655       906,693       296,482
NET ASSETS
   Beginning of Period...............  6,478,316    6,306,730     722,728    141,073     8,577,658     8,281,176
                                      ----------   ----------  ----------   --------   -----------   -----------
   End of Period..................... $6,639,008   $6,478,316  $1,159,532   $722,728   $ 9,484,351   $ 8,577,658
                                      ==========   ==========  ==========   ========   ===========   ===========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     34,784       43,334      39,681     52,575        31,172        54,826
   Shares Issued in Lieu of
     Cash Distributions..............     13,888       13,706         609        468         3,552        10,160
   Shares Redeemed...................    (33,063)     (38,021)    (12,131)    (4,950)      (36,255)      (50,388)
                                      ----------   ----------  ----------   --------   -----------   -----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed.................     15,609       19,019      28,159     48,093        (1,531)       14,598
                                      ==========   ==========  ==========   ========   ===========   ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         LARGE CAP INTERNATIONAL    INTERNATIONAL CORE         GLOBAL SMALL
                                                                PORTFOLIO            EQUITY PORTFOLIO       COMPANY PORTFOLIO
                                                         ----------------------  ------------------------  -------------------
                                                         SIX MONTHS     YEAR     SIX MONTHS      YEAR      SIX MONTHS   YEAR
                                                            ENDED       ENDED       ENDED        ENDED        ENDED     ENDED
                                                           APR 30,     OCT 31,     APR 30,      OCT 31,      APR 30,   OCT 31,
                                                            2019        2018        2019         2018         2019      2018
                                                         ----------- ----------  -----------  -----------  ----------- -------
                                                         (UNAUDITED)             (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   74,623  $  135,824  $   411,722  $   753,667    $   237   $   403
   Capital Gain Distributions Received from
     Investment Securities..............................         --          --           --           --        587       333
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.................    (67,965)      9,278     (190,728)      37,602         --        --
       Affiliated Investment Companies Shares
         Sold...........................................         (6)        (31)           4          (83)      (237)      (93)
       Transactions Allocated from Affiliated
         Investment Company*,**.........................         --          --           --           --        721      (602)
       Futures..........................................     (1,849)      5,207         (943)      42,294         --        15
       Foreign Currency Transactions....................       (652)     (1,098)       2,144       (6,317)        --        --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.......................................    376,743    (492,554)   1,462,548   (3,538,139)        --        --
       Affiliated Investment Companies Shares...........         20          35           96          (17)       306      (772)
       Transactions Allocated from Affiliated
         Investment Company.............................         --          --           --           --        190    (1,701)
       Futures..........................................      4,753      (3,535)      23,259      (17,544)        --        --
       Translation of Foreign Currency-
         Denominated Amounts............................        (11)       (201)         (48)        (811)        --        --
                                                         ----------  ----------  -----------  -----------    -------   -------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................    385,656    (347,075)   1,708,054   (2,729,348)     1,804    (2,417)
                                                         ----------  ----------  -----------  -----------    -------   -------
Distributions:
       Institutional Class Shares.......................    (52,104)   (132,270)    (297,074)    (711,406)      (308)     (350)
                                                         ----------  ----------  -----------  -----------    -------   -------
          Total Distributions...........................    (52,104)   (132,270)    (297,074)    (711,406)      (308)     (350)
                                                         ----------  ----------  -----------  -----------    -------   -------
Capital Share Transactions (1):
   Shares Issued........................................  1,019,278   1,048,667    5,441,043    8,724,881      8,411    22,726
   Shares Issued in Lieu of Cash Distributions..........     46,307     116,674      282,294      674,993        308       350
   Shares Redeemed......................................   (742,322)   (821,680)  (4,418,497)  (4,228,499)    (5,825)   (3,950)
                                                         ----------  ----------  -----------  -----------    -------   -------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    323,263     343,661    1,304,840    5,171,375      2,894    19,126
                                                         ----------  ----------  -----------  -----------    -------   -------
          Total Increase (Decrease) in Net
            Assets......................................    656,815    (135,684)   2,715,820    1,730,621      4,390    16,359
NET ASSETS
   Beginning of Period..................................  4,587,406   4,723,090   27,174,589   25,443,968     31,380    15,021
                                                         ----------  ----------  -----------  -----------    -------   -------
   End of Period........................................ $5,244,221  $4,587,406  $29,890,409  $27,174,589    $35,770   $31,380
                                                         ==========  ==========  ===========  ===========    =======   =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     48,793      44,730      439,660      611,977        815     1,939
   Shares Issued in Lieu of Cash Distributions..........      2,229       5,040       23,614       48,289         31        31
   Shares Redeemed......................................    (35,522)    (35,059)    (360,563)    (299,311)      (572)     (346)
                                                         ----------  ----------  -----------  -----------    -------   -------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................     15,500      14,711      102,711      360,955        274     1,624
                                                         ==========  ==========  ===========  ===========    =======   =======

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                            INTERNATIONAL SMALL        JAPANESE SMALL      ASIA PACIFIC SMALL
                                                             COMPANY PORTFOLIO       COMPANY PORTFOLIO      COMPANY PORTFOLIO
                                                         ------------------------  ---------------------  --------------------
                                                         SIX MONTHS      YEAR      SIX MONTHS    YEAR     SIX MONTHS    YEAR
                                                            ENDED        ENDED        ENDED      ENDED       ENDED      ENDED
                                                           APR 30,      OCT 31,      APR 30,    OCT 31,     APR 30,    OCT 31,
                                                            2019         2018         2019       2018        2019       2018
                                                         -----------  -----------  ----------- ---------  ----------- --------
                                                         (UNAUDITED)               (UNAUDITED)            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   136,255  $   305,199   $  6,493   $  10,186   $  5,523   $ 12,981
   Net Realized Gain (Loss) on:
       Transactions Allocated from Affiliated
         Investment Company*,**.........................     194,248      549,889      3,900      36,946      1,984    (13,453)
       Futures..........................................      (1,000)      17,382         --          --         --         --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.......................................         108           --         --          --         --         --
       Transactions Allocated from Affiliated
         Investment Company.............................     242,534   (2,214,609)   (21,064)   (101,251)    25,627    (33,087)
       Futures..........................................       6,908       (9,491)        --          --         --         --
                                                         -----------  -----------   --------   ---------   --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     579,053   (1,351,630)   (10,671)    (54,119)    33,134    (33,559)
                                                         -----------  -----------   --------   ---------   --------   --------
Distributions:
       Institutional Class Shares.......................    (740,835)    (711,038)   (39,387)    (15,936)   (11,260)   (13,370)
                                                         -----------  -----------   --------   ---------   --------   --------
          Total Distributions...........................    (740,835)    (711,038)   (39,387)    (15,936)   (11,260)   (13,370)
                                                         -----------  -----------   --------   ---------   --------   --------
Capital Share Transactions (1):
   Shares Issued........................................   1,902,140    2,606,895     38,156     141,296     11,726    103,070
   Shares Issued in Lieu of Cash Distributions..........     712,536      680,889     36,290      14,541     10,374     12,186
   Shares Redeemed......................................  (2,485,648)  (2,059,202)   (55,779)   (111,110)   (11,921)   (54,145)
                                                         -----------  -----------   --------   ---------   --------   --------
          Net Increase (Decrease) from Capital
            Share Transactions..........................     129,028    1,228,582     18,667      44,727     10,179     61,111
                                                         -----------  -----------   --------   ---------   --------   --------
          Total Increase (Decrease) in Net
            Assets......................................     (32,754)    (834,086)   (31,391)    (25,328)    32,053     14,182
NET ASSETS
   Beginning of Period..................................  12,656,204   13,490,290    622,650     647,978    346,335    332,153
                                                         -----------  -----------   --------   ---------   --------   --------
   End of Period........................................ $12,623,450  $12,656,204   $591,259   $ 622,650   $378,388   $346,335
                                                         ===========  ===========   ========   =========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     111,807      124,547      1,648       4,906        572      4,371
   Shares Issued in Lieu of Cash Distributions..........      44,701       33,057      1,637         505        522        527
   Shares Redeemed......................................    (145,395)     (98,779)    (2,400)     (3,870)      (567)    (2,282)
                                                         -----------  -----------   --------   ---------   --------   --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................      11,113       58,825        885       1,541        527      2,616
                                                         ===========  ===========   ========   =========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         UNITED KINGDOM SMALL   CONTINENTAL SMALL     DFA INTERNATIONAL REAL
                                                          COMPANY PORTFOLIO     COMPANY PORTFOLIO    ESTATE SECURITIES PORTFOLIO
                                                         -------------------  ---------------------  --------------------------
                                                         SIX MONTHS   YEAR    SIX MONTHS    YEAR     SIX MONTHS       YEAR
                                                            ENDED     ENDED      ENDED      ENDED       ENDED         ENDED
                                                           APR 30,   OCT 31,    APR 30,    OCT 31,     APR 30,       OCT 31,
                                                            2019      2018       2019       2018        2019          2018
                                                         ----------- -------  ----------- ---------  -----------   -----------
                                                         (UNAUDITED)          (UNAUDITED)            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).........................   $   420   $ 1,170   $   5,436  $  15,590  $  111,498    $   245,747
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.................        --        --          --         --    (102,659)       (55,861)
       Affiliated Investment Companies Shares
         Sold...........................................        --        --          --         --           1            (50)
       Transactions Allocated from Affiliated
         Investment Company*,**.........................        55     2,228      49,188     19,862          --             --
       Futures..........................................        --        --          --         --      (1,258)         6,053
       Foreign Currency Transactions....................        --        --          --         --         834          3,300
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign Currency.......        --        --          --         --     551,631       (212,037)
       Affiliated Investment Companies Shares...........        --        --          --         --           9              6
       Transactions Allocated from Affiliated
         Investment Company.............................     1,604    (7,070)     (9,834)  (119,115)         --             --
       Futures..........................................        --        --          --         --       3,208         (1,430)
       Translation of Foreign Currency-Denominated
         Amounts........................................        --        --          --         --          85           (239)
                                                           -------   -------   ---------  ---------  ----------    -----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     2,079    (3,672)     44,790    (83,663)    563,349        (14,511)
                                                           -------   -------   ---------  ---------  ----------    -----------
Distributions:
       Institutional Class Shares.......................    (1,692)   (3,924)    (21,094)   (20,414)   (302,662)      (241,977)
                                                           -------   -------   ---------  ---------  ----------    -----------
          Total Distributions...........................    (1,692)   (3,924)    (21,094)   (20,414)   (302,662)      (241,977)
                                                           -------   -------   ---------  ---------  ----------    -----------
Capital Share Transactions (1):
   Shares Issued........................................     1,072     2,809      99,162    207,831     591,761      1,129,099
   Shares Issued in Lieu of Cash Distributions..........     1,517     3,396      20,000     19,301     297,390        238,291
   Shares Redeemed......................................    (8,164)   (7,435)   (144,846)   (69,751)   (904,436)    (1,166,148)
                                                           -------   -------   ---------  ---------  ----------    -----------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    (5,575)   (1,230)    (25,684)   157,381     (15,285)       201,242
                                                           -------   -------   ---------  ---------  ----------    -----------
          Total Increase (Decrease) in Net
            Assets......................................    (5,188)   (8,826)     (1,988)    53,304     245,402        (55,246)
NET ASSETS
   Beginning of Period..................................    36,351    45,177     645,651    592,347   5,442,507      5,497,753
                                                           -------   -------   ---------  ---------  ----------    -----------
   End of Period........................................   $31,163   $36,351   $ 643,663  $ 645,651  $5,687,909    $ 5,442,507
                                                           =======   =======   =========  =========  ==========    ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................        42        91       4,406      7,354     120,393        219,592
   Shares Issued in Lieu of Cash Distributions..........        66       114         925        709      64,510         46,632
   Shares Redeemed......................................      (341)     (239)     (6,201)    (2,541)   (189,862)      (228,031)
                                                           -------   -------   ---------  ---------  ----------    -----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................      (233)      (34)       (870)     5,522      (4,959)        38,193
                                                           =======   =======   =========  =========  ==========    ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     DFA GLOBAL REAL ESTATE    DFA INTERNATIONAL SMALL  INTERNATIONAL VECTOR EQUITY
                                                      SECURITIES PORTFOLIO       CAP VALUE PORTFOLIO           PORTFOLIO
                                                    ------------------------  ------------------------  --------------------------
                                                    SIX MONTHS      YEAR      SIX MONTHS      YEAR      SIX MONTHS       YEAR
                                                       ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                                      APR 30,      OCT 31,      APR 30,      OCT 31,      APR 30,       OCT 31,
                                                       2019         2018         2019         2018         2019          2018
                                                    -----------  -----------  -----------  -----------  -----------    ----------
                                                    (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $   245,422  $   319,485  $   145,881  $   333,887  $   33,004    $   63,232
   Capital Gain Distributions Received from
     Investment Securities.........................          --        5,030           --           --          --            --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/............       4,056      (30,218)      43,249      489,396     (14,545)       81,370
       Affiliated Investment Companies
         Shares Sold...............................      23,983       13,679            8          (64)         (1)           (4)
       Futures.....................................        (135)          --       (2,562)      19,832      (1,747)          (84)
       Foreign Currency Transactions...............          --           --         (522)     (11,795)       (520)         (430)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..................................     398,356       (6,013)      78,543   (2,949,087)    103,233      (401,480)
       Affiliated Investment Companies
         Shares....................................     225,017     (177,027)          56          (36)         11            (6)
       Futures.....................................          --           --        7,897       (7,629)         --            --
       Translation of Foreign Currency-
         Denominated Amounts.......................          --           --         (166)        (512)        (56)          (65)
                                                    -----------  -----------  -----------  -----------  ----------     ----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................     896,699      124,936      272,384   (2,126,008)    119,379      (257,467)
                                                    -----------  -----------  -----------  -----------  ----------     ----------
Distributions:
       Institutional Class Shares..................    (351,905)    (255,497)    (616,000)    (896,785)    (97,827)      (69,245)
                                                    -----------  -----------  -----------  -----------  ----------     ----------
          Total Distributions......................    (351,905)    (255,497)    (616,000)    (896,785)    (97,827)      (69,245)
                                                    -----------  -----------  -----------  -----------  ----------     ----------
Capital Share Transactions (1):
   Shares Issued...................................   1,089,871    2,076,669    2,085,486    2,575,335     702,599       587,591
   Shares Issued in Lieu of Cash
     Distributions.................................     335,724      245,163      556,119      810,215      93,072        68,621
   Shares Redeemed.................................  (1,144,784)  (1,469,129)  (2,284,232)  (2,737,533)   (671,865)     (418,135)
                                                    -----------  -----------  -----------  -----------  ----------     ----------
          Net Increase (Decrease) from
            Capital Share Transactions.............     280,811      852,703      357,373      648,017     123,806       238,077
                                                    -----------  -----------  -----------  -----------  ----------     ----------
          Total Increase (Decrease) in Net
            Assets.................................     825,605      722,142       13,757   (2,374,776)    145,358       (88,635)
NET ASSETS
   Beginning of Period.............................   7,475,924    6,753,782   13,787,695   16,162,471   2,441,217     2,529,852
                                                    -----------  -----------  -----------  -----------  ----------     ----------
   End of Period................................... $ 8,301,529  $ 7,475,924  $13,801,452  $13,787,695  $2,586,575    $2,441,217
                                                    ===========  ===========  ===========  ===========  ==========     ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................      99,547      193,699      118,434      116,242      64,167        44,843
   Shares Issued in Lieu of Cash
     Distributions.................................      32,690       22,410       33,421       36,559       8,921         5,242
   Shares Redeemed.................................    (106,641)    (137,791)    (130,126)    (123,463)    (61,404)      (31,849)
                                                    -----------  -----------  -----------  -----------  ----------     ----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...............................      25,596       78,318       21,729       29,338      11,684        18,236
                                                    ===========  ===========  ===========  ===========  ==========     ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                INTERNATIONAL HIGH RELATIVE  WORLD EX U.S. VALUE  WORLD EX U.S. TARGETED
                                                PROFITABILITY PORTFOLIO           PORTFOLIO          VALUE PORTFOLIO
                                                --------------------------  --------------------  ---------------------
                                                SIX MONTHS       YEAR       SIX MONTHS    YEAR    SIX MONTHS    YEAR
                                                   ENDED         ENDED         ENDED      ENDED      ENDED      ENDED
                                                  APR 30,       OCT 31,       APR 30,    OCT 31,    APR 30,    OCT 31,
                                                   2019          2018          2019       2018       2019       2018
                                                -----------     --------    ----------- --------  ----------- ---------
                                                (UNAUDITED)                 (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................  $  5,219      $  4,407      $  3,514   $  6,776   $   5,302  $  10,453
   Capital Gain Distributions Received
     from Investment Securities................        --            --           766        772          --         --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........    (3,545)       (1,478)           --         --       3,466     14,758
       Affiliated Investment Companies
         Shares Sold...........................        (1)           --          (628)      (152)         --         (1)
       Transactions Allocated from
         Affiliated Investment
         Company*,**...........................        --            --           682      4,866          --         --
       Futures.................................       255           167          (109)        --        (308)        22
       Foreign Currency Transactions...........       (52)           35            --         --         (66)      (268)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................    34,472       (27,436)           --         --      23,747    (98,264)
       Affiliated Investment Companies
         Shares................................        --            --           265     (4,644)         --         --
       Transactions Allocated from
         Affiliated Investment Company.........        --            --        10,739    (30,618)         --         --
       Translation of Foreign
         Currency-Denominated Amounts..........       (10)           (7)           --         --          (6)        (8)
                                                 --------       --------     --------   --------   ---------  ---------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    36,338       (24,312)       15,229    (23,000)     32,135    (73,308)
                                                 --------       --------     --------   --------   ---------  ---------
Distributions:
       Institutional Class Shares..............    (3,225)       (3,960)       (7,673)    (8,118)    (14,079)   (18,759)
                                                 --------       --------     --------   --------   ---------  ---------
          Total Distributions..................    (3,225)       (3,960)       (7,673)    (8,118)    (14,079)   (18,759)
                                                 --------       --------     --------   --------   ---------  ---------
Capital Share Transactions (1):
   Shares Issued...............................   182,636       252,625        67,430     78,125     245,029    215,731
   Shares Issued in Lieu of Cash
     Distributions.............................     3,224         3,958         7,666      8,111      14,048     18,713
   Shares Redeemed.............................   (47,301)      (29,236)      (42,165)   (61,001)   (182,854)  (148,726)
                                                 --------       --------     --------   --------   ---------  ---------
          Net Increase (Decrease) from
            Capital Share Transactions.........   138,559       227,347        32,931     25,235      76,223     85,718
                                                 --------       --------     --------   --------   ---------  ---------
          Total Increase (Decrease) in
            Net Assets.........................   171,672       199,075        40,487     (5,883)     94,279     (6,349)
NET ASSETS
   Beginning of Period.........................   266,868        67,793       240,668    246,551     460,155    466,504
                                                 --------       --------     --------   --------   ---------  ---------
   End of Period...............................  $438,540      $266,868      $281,155   $240,668   $ 554,434  $ 460,155
                                                 ========       ========     ========   ========   =========  =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................    18,730        23,561         6,186      6,253      20,451     15,217
   Shares Issued in Lieu of Cash
     Distributions.............................       328           374           738        657       1,213      1,301
   Shares Redeemed.............................    (4,944)       (2,797)       (3,823)    (4,751)    (15,157)   (10,739)
                                                 --------       --------     --------   --------   ---------  ---------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........    14,114        21,138         3,101      2,159       6,507      5,779
                                                 ========       ========     ========   ========   =========  =========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         WORLD EX U.S. CORE EQUITY   WORLD CORE EQUITY      SELECTIVELY HEDGED
                                                                PORTFOLIO                PORTFOLIO        GLOBAL EQUITY PORTFOLIO
                                                         ------------------------  ---------------------  ---------------------
                                                         SIX MONTHS      YEAR      SIX MONTHS    YEAR     SIX MONTHS     YEAR
                                                            ENDED        ENDED        ENDED      ENDED       ENDED       ENDED
                                                           APR 30,      OCT 31,      APR 30,    OCT 31,     APR 30,     OCT 31,
                                                            2019         2018         2019       2018        2019        2018
                                                         -----------  ----------   ----------- ---------  -----------  ---------
                                                         (UNAUDITED)               (UNAUDITED)            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   42,057   $   81,701    $  6,897   $  13,553   $  3,730    $   7,842
   Capital Gain Distributions Received from
     Investment Securities..............................         --           --       2,509       1,843      1,971        1,607
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.................    (11,038)      21,093          --          --         --            1
       Affiliated Investment Companies Shares
         Sold...........................................         (1)          (7)     (2,690)      1,952     (3,060)       2,046
       Futures..........................................     (1,060)       1,743         (63)        145     (2,076)       3,877
       Foreign Currency Transactions....................       (140)        (951)         --          --         --           --
       Forward Currency Contracts.......................         --           --          --          --      2,569        4,871
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign
         Currency.......................................    238,349     (472,935)         --          --          2           13
       Affiliated Investment Companies Shares...........          9           (1)     61,804     (39,888)    28,836      (27,187)
       Futures..........................................         --           --          --          --      2,381       (2,628)
       Translation of Foreign Currency-
         Denominated Amounts............................        (48)         (79)         --          --         --           --
       Forward Currency Contracts.......................         --           --          --          --     (1,116)         178
                                                         ----------   ----------    --------   ---------   --------    ---------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................    268,128     (369,436)     68,457     (22,395)    33,237       (9,380)
                                                         ----------   ----------    --------   ---------   --------    ---------
Distributions:
       Institutional Class Shares.......................    (48,817)     (75,944)    (12,170)    (14,502)   (16,865)     (11,171)
                                                         ----------   ----------    --------   ---------   --------    ---------
          Total Distributions...........................    (48,817)     (75,944)    (12,170)    (14,502)   (16,865)     (11,171)
                                                         ----------   ----------    --------   ---------   --------    ---------
Capital Share Transactions (1):
   Shares Issued........................................    789,969    1,408,140     132,763     346,536     52,637      114,026
   Shares Issued in Lieu of Cash Distributions..........     47,153       72,834      12,074      14,069     16,808       11,131
   Shares Redeemed......................................   (555,805)    (711,170)    (65,880)   (129,087)   (59,766)    (103,615)
                                                         ----------   ----------    --------   ---------   --------    ---------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    281,317      769,804      78,957     231,518      9,679       21,542
                                                         ----------   ----------    --------   ---------   --------    ---------
          Total Increase (Decrease) in Net
            Assets......................................    500,628      324,424     135,244     194,621     26,051          991
NET ASSETS
   Beginning of Period..................................  3,129,791    2,805,367     741,512     546,891    403,195      402,204
                                                         ----------   ----------    --------   ---------   --------    ---------
   End of Period........................................ $3,630,419   $3,129,791    $876,756   $ 741,512   $429,246    $ 403,195
                                                         ==========   ==========    ========   =========   ========    =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     74,884      116,093       8,935      20,931      3,538        6,816
   Shares Issued in Lieu of Cash Distributions..........      4,674        6,147         832         856      1,185          679
   Shares Redeemed......................................    (52,766)     (59,215)     (4,344)     (7,697)    (4,042)      (6,176)
                                                         ----------   ----------    --------   ---------   --------    ---------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................     26,792       63,025       5,423      14,090        681        1,319
                                                         ==========   ==========    ========   =========   ========    =========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $(1), $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                        EMERGING MARKETS         EMERGING MARKETS      EMERGING MARKETS VALUE
                                                           PORTFOLIO           SMALL CAP PORTFOLIO            PORTFOLIO
                                                    -----------------------  -----------------------  ------------------------
                                                    SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS      YEAR
                                                       ENDED       ENDED        ENDED       ENDED        ENDED        ENDED
                                                      APR 30,     OCT 31,      APR 30,     OCT 31,      APR 30,      OCT 31,
                                                       2019        2018         2019        2018         2019         2018
                                                    ----------- -----------  ----------- -----------  -----------  -----------
                                                    (UNAUDITED)              (UNAUDITED)              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $   39,703  $   127,713  $   46,101  $   172,421  $   114,003  $   453,039
   Net Realized Gain (Loss) on:
       Transactions Allocated from
         Affiliated Investment
         Company*,**...............................    (15,692)      76,077      73,008      185,571      100,918      304,582
   Change in Unrealized Appreciation
     (Depreciation) of:
       Transactions Allocated from
         Affiliated Investment Company.............    626,514     (937,174)    769,601   (1,598,746)   1,327,074   (2,444,307)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................    650,525     (733,384)    888,710   (1,240,754)   1,541,995   (1,686,686)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
Distributions:
       Class R2 Shares.............................         --           --          --           --         (298)        (632)
       Institutional Class Shares..................    (34,000)    (115,293)   (248,942)    (339,983)    (195,858)    (438,799)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
          Total Distributions......................    (34,000)    (115,293)   (248,942)    (339,983)    (196,156)    (439,431)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................    832,653    1,740,732     637,656    1,502,030    2,007,377    2,709,737
   Shares Issued in Lieu of Cash
     Distributions.................................     30,550      104,589     232,932      321,912      184,862      416,976
   Shares Redeemed.................................   (780,360)  (2,235,370)   (793,836)  (1,188,516)  (1,502,626)  (3,958,464)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
          Net Increase (Decrease) from
            Capital Share Transactions.............     82,843     (390,049)     76,752      635,426      689,613     (831,751)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
          Total Increase (Decrease) in Net
            Assets.................................    699,368   (1,238,726)    716,520     (945,311)   2,035,452   (2,957,868)
NET ASSETS
   Beginning of Period.............................  5,394,188    6,632,914   6,304,406    7,249,717   16,456,560   19,414,428
                                                    ----------  -----------  ----------  -----------  -----------  -----------
   End of Period................................... $6,093,556  $ 5,394,188  $7,020,926  $ 6,304,406  $18,492,012  $16,456,560
                                                    ==========  ===========  ==========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................     31,148       59,520      32,323       66,017       70,844       88,155
   Shares Issued in Lieu of Cash
     Distributions.................................      1,194        3,693      12,571       14,324        6,920       14,033
   Shares Redeemed.................................    (29,172)     (75,814)    (40,560)     (52,180)     (53,696)    (128,806)
                                                    ----------  -----------  ----------  -----------  -----------  -----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...............................      3,170      (12,601)      4,334       28,161       24,068      (26,618)
                                                    ==========  ===========  ==========  ===========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $(144), respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                            EMERGING MARKETS CORE   EMERGING MARKETS TARGETED
                                                                              EQUITY PORTFOLIO           VALUE PORTFOLIO
                                                                          ------------------------  -------------------------
                                                                                                             PERIOD
                                                                                                             NOV 14,
                                                                          SIX MONTHS      YEAR               2018(A)
                                                                             ENDED        ENDED                TO
                                                                            APR 30,      OCT 31,             APR 30,
                                                                             2019         2018                2019
                                                                          -----------  -----------  -------------------------
                                                                          (UNAUDITED)                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................................... $   191,186  $   640,665          $    494
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................................    (191,846)      31,925               158
       Affiliated Investment Companies Shares Sold.......................           9          (73)               --
       Futures...........................................................       2,305       23,201                39
       Foreign Currency Transactions.....................................       1,387       (8,571)              (40)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency........................   3,159,593   (4,701,470)            7,910
       Affiliated Investment Companies Shares............................          56          (27)               --
       Futures...........................................................      21,428      (14,163)               --
       Translation of Foreign Currency-Denominated Amounts...............         (33)        (112)               (1)
                                                                          -----------  -----------          --------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations...................................................   3,184,085   (4,028,625)            8,560
                                                                          -----------  -----------          --------
Distributions:
       Institutional Class Shares........................................    (202,687)    (593,704)              (64)
                                                                          -----------  -----------          --------
          Total Distributions............................................    (202,687)    (593,704)              (64)
                                                                          -----------  -----------          --------
Capital Share Transactions (1):
   Shares Issued.........................................................   3,557,676    7,226,472           114,217
   Shares Issued in Lieu of Cash Distributions...........................     191,145      559,808                64
   Shares Redeemed.......................................................  (3,094,651)  (4,876,914)           (5,124)
                                                                          -----------  -----------          --------
          Net Increase (Decrease) from Capital Share Transactions........     654,170    2,909,366           109,157
                                                                          -----------  -----------          --------
          Total Increase (Decrease) in Net Assets........................   3,635,568   (1,712,963)          117,653
NET ASSETS
   Beginning of Period...................................................  25,372,759   27,085,722                --
                                                                          -----------  -----------          --------
   End of Period......................................................... $29,008,327  $25,372,759          $117,653
                                                                          ===========  ===========          ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................................     177,591      325,137            11,301
   Shares Issued in Lieu of Cash Distributions...........................       9,911       26,402                 6
   Shares Redeemed.......................................................    (156,020)    (222,685)             (484)
                                                                          -----------  -----------          --------
          Net Increase (Decrease) from Shares Issued and Redeemed........      31,482      128,854            10,823
                                                                          ===========  ===========          ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $(1) and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $(5) and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   ENHANCED U.S. LARGE COMPANY PORTFOLIO
                                                      --------------------------------------------------------------
                                                      SIX MONTHS      YEAR      YEAR      YEAR      YEAR      YEAR
                                                         ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
                                                        APR 30,      OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                         2019         2018      2017      2016      2015      2014
                                                      -----------   --------  --------  --------  --------  --------
                                                      (UNAUDITED)
Net Asset Value, Beginning of Period.................  $  13.03     $  14.54  $  12.22  $  12.54  $  13.65  $  11.70
                                                       --------     --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)......................      0.14         0.26      0.18      0.10      0.07      0.07
   Net Gains (Losses) on Securities (Realized and
     Unrealized).....................................      1.14         0.52      2.63      0.45      0.53      1.94
                                                       --------     --------  --------  --------  --------  --------
       Total from Investment Operations..............      1.28         0.78      2.81      0.55      0.60      2.01
                                                       --------     --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.............................     (0.19)       (0.25)    (0.13)    (0.08)    (0.05)    (0.06)
   Net Realized Gains................................     (0.57)       (2.04)    (0.36)    (0.79)    (1.66)       --
                                                       --------     --------  --------  --------  --------  --------
       Total Distributions...........................     (0.76)       (2.29)    (0.49)    (0.87)    (1.71)    (0.06)
                                                       --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period.......................  $  13.55     $  13.03  $  14.54  $  12.22  $  12.54  $  13.65
                                                       ========     ========  ========  ========  ========  ========
Total Return.........................................     10.86%(B)     5.62%    23.53%     4.75%     5.25%    17.18%
                                                       --------     --------  --------  --------  --------  --------
Net Assets, End of Period (thousands)................  $346,494     $327,063  $322,347  $238,413  $203,641  $216,719
Ratio of Expenses to Average Net Assets..............      0.15%(C)     0.15%     0.18%     0.23%     0.24%     0.23%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly))............................      0.24%(C)     0.23%     0.24%     0.24%     0.24%     0.23%
Ratio of Net Investment Income to Average............
  Net Assets.........................................      2.19%(C)     1.94%     1.36%     0.80%     0.53%     0.55%
Portfolio Turnover Rate..............................        55%(B)       91%      122%      119%      223%      202%
                                                       --------     --------  --------  --------  --------  --------

                                                                        U.S. LARGE CAP EQUITY PORTFOLIO
                                                      -------------------------------------------------------------------
                                                       SIX MONTHS       YEAR        YEAR       YEAR      YEAR      YEAR
                                                          ENDED         ENDED       ENDED      ENDED     ENDED     ENDED
                                                         APR 30,       OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                          2019          2018        2017       2016      2015      2014
                                                      -----------    ----------  ----------  --------  --------  --------
                                                       (UNAUDITED)
Net Asset Value, Beginning of Period................. $    16.75     $    15.93  $    13.06  $  12.86  $  12.65  $  11.07
                                                      ----------     ----------  ----------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)......................       0.15           0.28        0.26      0.25      0.23      0.21
   Net Gains (Losses) on Securities (Realized and
     Unrealized).....................................       1.43           0.81        2.87      0.19      0.21      1.57
                                                      ----------     ----------  ----------  --------  --------  --------
       Total from Investment Operations..............       1.58           1.09        3.13      0.44      0.44      1.78
                                                      ----------     ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.............................      (0.16)         (0.27)      (0.26)    (0.24)    (0.21)    (0.20)
   Net Realized Gains................................         --             --          --        --     (0.02)       --
                                                      ----------     ----------  ----------  --------  --------  --------
       Total Distributions...........................      (0.16)         (0.27)      (0.26)    (0.24)    (0.23)    (0.20)
                                                      ----------     ----------  ----------  --------  --------  --------
Net Asset Value, End of Period....................... $    18.17     $    16.75  $    15.93  $  13.06  $  12.86  $  12.65
                                                      ==========     ==========  ==========  ========  ========  ========
Total Return.........................................       9.52%(B)       6.82%      24.16%     3.51%     3.49%    16.19%
                                                      ----------     ----------  ----------  --------  --------  --------
Net Assets, End of Period (thousands)................ $1,654,741     $1,457,218  $1,212,883  $851,323  $699,144  $274,955
Ratio of Expenses to Average Net Assets..............       0.18%(C)       0.17%       0.17%     0.18%     0.19%     0.19%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly))............................       0.18%(C)       0.17%       0.17%     0.17%     0.19%     0.20%
Ratio of Net Investment Income to Average............
  Net Assets.........................................       1.82%(C)       1.64%       1.74%     1.99%     1.77%     1.75%
Portfolio Turnover Rate..............................         10%(B)          7%         11%       12%       12%        1%
                                                      ----------     ----------  ----------  --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      U.S. LARGE CAP VALUE PORTFOLIO
                                             -------------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                  ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                  2019          2018         2017         2016         2015         2014
                                             -----------     -----------  -----------  -----------  -----------  -----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........ $     37.41     $     38.84  $     32.63  $     33.27  $     33.75  $     29.72
                                             -----------     -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.41            0.78         0.74         0.70         0.69         0.56
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        0.97            0.35         6.99         0.71        (0.32)        4.02
                                             -----------     -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....        1.38            1.13         7.73         1.41         0.37         4.58
                                             -----------     -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.34)          (0.73)       (0.70)       (0.70)       (0.66)       (0.55)
   Net Realized Gains.......................       (1.80)          (1.83)       (0.82)       (1.35)       (0.19)          --
                                             -----------     -----------  -----------  -----------  -----------  -----------
       Total Distributions..................       (2.14)          (2.56)       (1.52)       (2.05)       (0.85)       (0.55)
                                             -----------     -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Period.............. $     36.65     $     37.41  $     38.84  $     32.63  $     33.27  $     33.75
                                             ===========     ===========  ===========  ===========  ===========  ===========
Total Return................................        4.37%(B)        2.79%       24.11%        4.58%        1.16%       15.49%
                                             -----------     -----------  -----------  -----------  -----------  -----------
Net Assets, End of Period (thousands)....... $26,217,538     $25,268,336  $23,732,871  $17,673,253  $15,807,935  $15,146,981
Ratio of Expenses to Average
  Net Assets (D)............................        0.27%(C)        0.27%        0.27%        0.27%        0.27%        0.27%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) (D)............        0.37%(C)        0.37%        0.37%        0.37%        0.30%        0.27%
Ratio of Net Investment Income to
  Average Net Assets........................        2.33%(C)        1.98%        2.03%        2.24%        2.04%        1.75%
                                             -----------     -----------  -----------  -----------  -----------  -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    U.S. TARGETED VALUE PORTFOLIO-CLASS R1 SHARES
                                             -----------------------------------------------------------
                                             SIX MONTHS      YEAR     YEAR     YEAR      YEAR     YEAR
                                                ENDED        ENDED    ENDED    ENDED     ENDED    ENDED
                                               APR 30,      OCT 31,  OCT 31,  OCT 31,   OCT 31,  OCT 31,
                                                2019         2018     2017     2016      2015     2014
                                             -----------   -------   -------  -------  -------   -------
                                             (UNAUDITED)
Net Asset Value, Beginning of Period........   $ 23.45     $ 25.15   $ 21.26  $ 21.58  $ 23.19   $ 22.63
                                               -------     -------   -------  -------  -------   -------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss).............      0.14        0.28      0.25     0.24     0.26      0.18
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............      0.69       (0.63)     4.66     0.60    (0.61)     1.86
                                               -------     -------   -------  -------  -------   -------
       Total from Investment Operations.....      0.83       (0.35)     4.91     0.84    (0.35)     2.04
                                               -------     -------   -------  -------  -------   -------
Less Distributions:
-------------------
   Net Investment Income....................     (0.12)      (0.26)    (0.24)   (0.27)   (0.25)    (0.16)
   Net Realized Gains.......................     (0.94)      (1.09)    (0.78)   (0.89)   (1.01)    (1.32)
                                               -------     -------   -------  -------  -------   -------
       Total Distributions..................     (1.06)      (1.35)    (1.02)   (1.16)   (1.26)    (1.48)
                                               -------     -------   -------  -------  -------   -------
Net Asset Value, End of Period..............   $ 23.22     $ 23.45   $ 25.15  $ 21.26  $ 21.58   $ 23.19
                                               =======     =======   =======  =======  =======   =======
Total Return................................      4.20%(B)   (1.61%)   23.32%    4.21%   (1.33%)    9.47%
                                               -------     -------   -------  -------  -------   -------
Net Assets, End of Period (thousands).......   $52,278     $47,848   $54,960  $35,661  $40,159   $16,971
Ratio of Expenses to Average Net Assets.....      0.47%(C)    0.47%     0.47%    0.47%    0.47%     0.47%
Ratio of Net Investment Income to
  Average Net Assets........................      1.27%(C)    1.10%     1.03%    1.16%    1.15%     0.79%
Portfolio Turnover Rate.....................         5%(B)      23%       23%      28%      15%       10%
                                               -------     -------   -------  -------  -------   -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      U.S. TARGETED VALUE PORTFOLIO-CLASS R2 SHARES
                                             ---------------------------------------------------------------
                                             SIX MONTHS      YEAR       YEAR      YEAR      YEAR      YEAR
                                                ENDED        ENDED      ENDED     ENDED     ENDED     ENDED
                                               APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                2019         2018       2017      2016      2015      2014
                                             -----------   --------   --------  --------  --------   -------
                                             (UNAUDITED)
Net Asset Value, Beginning of Period........   $ 23.32     $  25.03   $  21.16  $  21.51  $  23.12   $ 22.57
                                               -------     --------   --------  --------  --------   -------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss).............      0.13         0.24       0.21      0.20      0.23      0.15
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............      0.69        (0.63)      4.65      0.60     (0.61)     1.84
                                               -------     --------   --------  --------  --------   -------
       Total from Investment Operations.....      0.82        (0.39)      4.86      0.80     (0.38)     1.99
                                               -------     --------   --------  --------  --------   -------
Less Distributions:
-------------------
   Net Investment Income....................     (0.10)       (0.23)     (0.21)    (0.26)    (0.22)    (0.12)
   Net Realized Gains.......................     (0.94)       (1.09)     (0.78)    (0.89)    (1.01)    (1.32)
                                               -------     --------   --------  --------  --------   -------
       Total Distributions..................     (1.04)       (1.32)     (0.99)    (1.15)    (1.23)    (1.44)
                                               -------     --------   --------  --------  --------   -------
Net Asset Value, End of Period..............   $ 23.10     $  23.32   $  25.03  $  21.16  $  21.51   $ 23.12
                                               =======     ========   ========  ========  ========   =======
Total Return................................      4.17%(B)    (1.79%)    23.17%     4.04%    (1.49%)    9.30%
                                               -------     --------   --------  --------  --------   -------
Net Assets, End of Period (thousands).......   $90,324     $108,168   $156,809  $147,945  $135,412   $82,977
Ratio of Expenses to Average Net Assets.....      0.62%(C)     0.62%      0.62%     0.62%     0.63%     0.62%
Ratio of Net Investment Income to
  Average Net Assets........................      1.14%(C)     0.95%      0.90%     1.00%     1.02%     0.64%
Portfolio Turnover Rate.....................         5%(B)       23%        23%       28%       15%       10%
                                               -------     --------   --------  --------  --------   -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            U.S. TARGETED VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                 ------------------------------------------------------------------------------
                                                   SIX MONTHS        YEAR         YEAR         YEAR        YEAR         YEAR
                                                      ENDED          ENDED        ENDED        ENDED       ENDED        ENDED
                                                     APR 30,        OCT 31,      OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                      2019           2018         2017         2016        2015         2014
                                                 -----------     -----------   -----------  ----------  ----------   ----------
                                                   (UNAUDITED)
Net Asset Value, Beginning of Period............ $     23.46     $     25.16   $     21.26  $    21.56  $    23.16   $    22.60
                                                 -----------     -----------   -----------  ----------  ----------   ----------
Income (loss) from Investment Operations(A)
-------------------------------------------
   Net Investment Income (Loss).................        0.15            0.30          0.27        0.25        0.29         0.21
   Net Gains (Losses) on Securities (Realized
     and Unrealized)............................        0.69           (0.63)         4.67        0.60       (0.61)        1.85
                                                 -----------     -----------   -----------  ----------  ----------   ----------
       Total from Investment Operations.........        0.84           (0.33)         4.94        0.85       (0.32)        2.06
                                                 -----------     -----------   -----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income........................       (0.13)          (0.28)        (0.26)      (0.26)      (0.27)       (0.18)
   Net Realized Gains...........................       (0.94)          (1.09)        (0.78)      (0.89)      (1.01)       (1.32)
                                                 -----------     -----------   -----------  ----------  ----------   ----------
       Total Distributions......................       (1.07)          (1.37)        (1.04)      (1.15)      (1.28)       (1.50)
                                                 -----------     -----------   -----------  ----------  ----------   ----------
Net Asset Value, End of Period.................. $     23.23     $     23.46   $     25.16  $    21.26  $    21.56   $    23.16
                                                 ===========     ===========   ===========  ==========  ==========   ==========
Total Return....................................        4.26%(B)       (1.52%)       23.46%       4.29%      (1.20%)       9.58%
                                                 -----------     -----------   -----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)........... $11,073,874     $10,307,146   $10,528,662  $7,884,683  $6,987,896   $5,490,959
Ratio of Expenses to Average Net Assets.........        0.37%(C)        0.37%         0.37%       0.37%       0.37%        0.37%
Ratio of Net Investment Income to Average Net
  Assets........................................        1.37%(C)        1.20%         1.13%       1.24%       1.28%        0.90%
Portfolio Turnover Rate.........................           5%(B)          23%           23%         28%         15%          10%
                                                 -----------     -----------   -----------  ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       U.S. SMALL CAP VALUE PORTFOLIO
                                             ---------------------------------------------------------------------------------
                                               SIX MONTHS        YEAR         YEAR         YEAR          YEAR         YEAR
                                                  ENDED          ENDED        ENDED        ENDED         ENDED        ENDED
                                                 APR 30,        OCT 31,      OCT 31,      OCT 31,       OCT 31,      OCT 31,
                                                  2019           2018         2017         2016          2015         2014
                                             -----------     -----------   -----------  -----------  -----------   -----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........ $     36.39     $     39.07   $     32.75  $     33.08  $     35.82   $     34.48
                                             -----------     -----------   -----------  -----------  -----------   -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.20            0.39          0.31         0.32         0.41          0.23
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        0.26           (0.90)         7.71         1.06        (1.44)         2.93
                                             -----------     -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations.....        0.46           (0.51)         8.02         1.38        (1.03)         3.16
                                             -----------     -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.17)          (0.37)        (0.30)       (0.33)       (0.38)        (0.22)
   Net Realized Gains.......................       (1.95)          (1.80)        (1.40)       (1.38)       (1.33)        (1.60)
                                             -----------     -----------   -----------  -----------  -----------   -----------
       Total Distributions..................       (2.12)          (2.17)        (1.70)       (1.71)       (1.71)        (1.82)
                                             -----------     -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Period.............. $     34.73     $     36.39   $     39.07  $     32.75  $     33.08   $     35.82
                                             ===========     ===========   ===========  ===========  ===========   ===========
Total Return................................        2.03%(B)       (1.48%)       24.67%        4.49%       (2.83%)        9.49%
                                             -----------     -----------   -----------  -----------  -----------   -----------
Net Assets, End of Period (thousands)....... $14,879,196     $14,732,615   $15,165,867  $12,613,185  $11,680,262   $11,512,306
Ratio of Expenses to Average Net Assets.....        0.52%(C)        0.52%         0.52%        0.52%        0.52%         0.52%
Ratio of Net Investment Income to
  Average Net Assets........................        1.21%(C)        1.00%         0.83%        1.01%        1.18%         0.66%
Portfolio Turnover Rate.....................          10%(B)          27%           24%          19%          17%            9%
                                             -----------     -----------   -----------  -----------  -----------   -----------

                                                                       U.S. CORE EQUITY 1 PORTFOLIO
                                             -------------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                  ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                  2019          2018         2017         2016         2015         2014
                                             -----------     -----------  -----------  -----------  -----------  -----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........ $     22.77     $     22.01  $     18.00  $     17.90  $     17.71  $     15.74
                                             -----------     -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.20            0.36         0.33         0.33         0.31         0.27
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        1.68            0.88         4.12         0.30         0.26         2.02
                                             -----------     -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....        1.88            1.24         4.45         0.63         0.57         2.29
                                             -----------     -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.20)          (0.35)       (0.35)       (0.32)       (0.30)       (0.25)
   Net Realized Gains.......................       (0.14)          (0.13)       (0.09)       (0.21)       (0.08)       (0.07)
                                             -----------     -----------  -----------  -----------  -----------  -----------
       Total Distributions..................       (0.34)          (0.48)       (0.44)       (0.53)       (0.38)       (0.32)
                                             -----------     -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Period.............. $     24.31     $     22.77  $     22.01  $     18.00  $     17.90  $     17.71
                                             ===========     ===========  ===========  ===========  ===========  ===========
Total Return................................        8.48%(B)        5.59%       24.93%        3.68%        3.26%       14.72%
                                             -----------     -----------  -----------  -----------  -----------  -----------
Net Assets, End of Period (thousands)....... $26,189,730     $23,629,726  $20,762,742  $14,960,159  $13,275,774  $10,780,830
Ratio of Expenses to Average Net Assets.....        0.19%(C)        0.19%        0.19%        0.19%        0.19%        0.19%
Ratio of Net Investment Income to
  Average Net Assets........................        1.74%(C)        1.55%        1.64%        1.88%        1.71%        1.61%
Portfolio Turnover Rate.....................           2%(B)           3%           3%           4%           4%           5%
                                             -----------     -----------  -----------  -----------  -----------  -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        U.S. CORE EQUITY 2 PORTFOLIO
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                   ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                  APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                   2019          2018         2017         2016         2015         2014
                                              -----------     -----------  -----------  -----------  -----------  -----------
                                                (UNAUDITED)
Net Asset Value, Beginning of Period......... $     21.25     $     20.90  $     17.19  $     17.26  $     17.34  $     15.62
                                              -----------     -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............        0.18            0.34         0.31         0.31         0.30         0.26
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............        1.38            0.53         3.83         0.25         0.02         1.86
                                              -----------     -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations......        1.56            0.87         4.14         0.56         0.32         2.12
                                              -----------     -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income.....................       (0.19)          (0.32)       (0.31)       (0.30)       (0.28)       (0.24)
   Net Realized Gains........................       (0.23)          (0.20)       (0.12)       (0.33)       (0.12)       (0.16)
                                              -----------     -----------  -----------  -----------  -----------  -----------
       Total Distributions...................       (0.42)          (0.52)       (0.43)       (0.63)       (0.40)       (0.40)
                                              -----------     -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Period............... $     22.39     $     21.25  $     20.90  $     17.19  $     17.26  $     17.34
                                              ===========     ===========  ===========  ===========  ===========  ===========
Total Return.................................        7.60%(B)        4.16%       24.36%        3.47%        1.92%       13.78%
                                              -----------     -----------  -----------  -----------  -----------  -----------
Net Assets, End of Period (thousands)........ $27,338,389     $24,677,650  $22,515,418  $16,851,046  $15,200,564  $12,919,176
Ratio of Expenses to Average Net Assets......        0.22%(C)        0.22%        0.22%        0.22%        0.22%        0.22%
Ratio of Net Investment Income to Average
  Net Assets                                         1.73%(C)        1.53%        1.59%        1.87%        1.68%        1.55%
Portfolio Turnover Rate......................           2%(B)           5%           5%           4%           5%           6%
                                              -----------     -----------  -----------  -----------  -----------  -----------

                                                                     U.S. VECTOR EQUITY PORTFOLIO
                                              --------------------------------------------------------------------------
                                               SIX MONTHS       YEAR        YEAR        YEAR        YEAR         YEAR
                                                  ENDED         ENDED       ENDED       ENDED       ENDED        ENDED
                                                 APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                  2019          2018        2017        2016        2015         2014
                                              -----------    ----------  ----------  ----------  ----------   ----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period......... $    18.40     $    19.16  $    15.93  $    16.22  $    17.04   $    15.62
                                              ----------     ----------  ----------  ----------  ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.14           0.26        0.24        0.25        0.25         0.21
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       0.80          (0.10)       3.65        0.24       (0.30)        1.62
                                              ----------     ----------  ----------  ----------  ----------   ----------
       Total from Investment Operations......       0.94           0.16        3.89        0.49       (0.05)        1.83
                                              ----------     ----------  ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.13)         (0.25)      (0.23)      (0.25)      (0.24)       (0.19)
   Net Realized Gains........................      (0.42)         (0.67)      (0.43)      (0.53)      (0.53)       (0.22)
                                              ----------     ----------  ----------  ----------  ----------   ----------
       Total Distributions...................      (0.55)         (0.92)      (0.66)      (0.78)      (0.77)       (0.41)
                                              ----------     ----------  ----------  ----------  ----------   ----------
Net Asset Value, End of Period............... $    18.79     $    18.40  $    19.16  $    15.93  $    16.22   $    17.04
                                              ==========     ==========  ==========  ==========  ==========   ==========
Total Return.................................       5.60%(B)       0.69%      24.73%       3.28%      (0.18%)      11.91%
                                              ----------     ----------  ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)........ $4,735,107     $4,610,769  $4,724,003  $3,822,647  $3,651,529   $3,501,319
Ratio of Expenses to Average Net Assets......       0.32%(C)       0.32%       0.32%       0.32%       0.32%        0.32%
Ratio of Net Investment Income to Average
  Net Assets                                        1.55%(C)       1.35%       1.36%       1.64%       1.50%        1.26%
Portfolio Turnover Rate......................          3%(B)         10%         10%         10%         10%          10%
                                              ----------     ----------  ----------  ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          U.S. SMALL CAP PORTFOLIO
                                               ------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                    ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                   APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                    2019          2018         2017         2016         2015         2014
                                               -----------     -----------  -----------  -----------  -----------  ----------
                                                 (UNAUDITED)
Net Asset Value, Beginning of Period.......... $     35.02     $     36.48  $     30.14  $     30.84  $     31.38  $    30.03
                                               -----------     -----------  -----------  -----------  -----------  ----------
Income from Investment Operations (A)
-------------------------------------
  Net Investment Income (Loss)................        0.19            0.39         0.35         0.34         0.35        0.26
  Net Gains (Losses) on Securities (Realized
   and Unrealized)............................        0.95           (0.08)        7.17         0.77         0.33        2.27
                                               -----------     -----------  -----------  -----------  -----------  ----------
       Total from Investment Operations.......        1.14            0.31         7.52         1.11         0.68        2.53
                                               -----------     -----------  -----------  -----------  -----------  ----------
Less Distributions:
-------------------
   Net Investment Income......................       (0.17)          (0.37)       (0.35)       (0.35)       (0.33)      (0.24)
   Net Realized Gains.........................       (1.20)          (1.40)       (0.83)       (1.46)       (0.89)      (0.94)
                                               -----------     -----------  -----------  -----------  -----------  ----------
       Total Distributions....................       (1.37)          (1.77)       (1.18)       (1.81)       (1.22)      (1.18)
                                               -----------     -----------  -----------  -----------  -----------  ----------
Net Asset Value, End of Period................ $     34.79     $     35.02  $     36.48  $     30.14  $     30.84  $    31.38
                                               ===========     ===========  ===========  ===========  ===========  ==========
Total Return..................................        3.81%(B)        0.77%       25.21%        3.89%        2.34%       8.67%
                                               -----------     -----------  -----------  -----------  -----------  ----------
Net Assets, End of Period (thousands)......... $18,052,960     $17,303,451  $16,931,787  $12,977,199  $10,616,542  $9,247,716
Ratio of Expenses to Average Net Assets.......        0.37%(C)        0.37%        0.37%        0.37%        0.37%       0.37%
Ratio of Net Investment Income to Average Net
  Assets......................................        1.15%(C)        1.06%        1.04%        1.16%        1.10%       0.86%
Portfolio Turnover Rate.......................           6%(B)          13%          14%          10%          11%          9%
                                               -----------     -----------  -----------  -----------  -----------  ----------

                                                                        U.S. MICRO CAP PORTFOLIO
                                               -------------------------------------------------------------------------
                                                SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                   ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                  APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                   2019          2018        2017        2016        2015        2014
                                               -----------    ----------  ----------  ----------  ----------  ----------
                                                (UNAUDITED)
Net Asset Value, Beginning of Period.......... $    21.88     $    22.76  $    18.58  $    19.00  $    20.10  $    19.64
                                               ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
  Net Investment Income (Loss)................       0.11           0.17        0.16        0.16        0.16        0.14
  Net Gains (Losses) on Securities (Realized
   and Unrealized)............................       0.27           0.12        5.12        0.60        0.02        1.35
                                               ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.......       0.38           0.29        5.28        0.76        0.18        1.49
                                               ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income......................      (0.10)         (0.16)      (0.16)      (0.16)      (0.16)      (0.13)
   Net Realized Gains.........................      (0.86)         (1.01)      (0.94)      (1.02)      (1.12)      (0.90)
                                               ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions....................      (0.96)         (1.17)      (1.10)      (1.18)      (1.28)      (1.03)
                                               ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period................ $    21.30     $    21.88  $    22.76  $    18.58  $    19.00  $    20.10
                                               ==========     ==========  ==========  ==========  ==========  ==========
Total Return..................................       2.32%(B)       1.29%      28.91%       4.32%       1.11%       7.88%
                                               ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)......... $6,639,008     $6,478,316  $6,306,730  $5,128,323  $5,007,091  $5,029,027
Ratio of Expenses to Average Net Assets.......       0.52%(C)       0.52%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net
  Assets......................................       1.09%(C)       0.74%       0.75%       0.88%       0.82%       0.69%
Portfolio Turnover Rate.......................          7%(B)         19%         15%         15%         14%         12%
                                               ----------     ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
                                                   ----------------------------------         --------------
                                                                                 PERIOD
                                                    SIX MONTHS       YEAR       MAY 16,        SIX MONTHS
                                                       ENDED         ENDED     2017(A) TO         ENDED
                                                      APR 30,       OCT 31,     OCT 31,          APR 30,
                                                       2019          2018         2017            2019
                                                   -----------     --------  ----------       -----------
                                                    (UNAUDITED)                                (UNAUDITED)
Net Asset Value, Beginning of Period.............. $    11.85      $  10.93   $  10.00        $    34.14
                                                   ----------      --------   --------        ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................       0.10          0.19       0.07              0.72
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       1.16          0.89       0.91              3.71
                                                   ----------      --------   --------        ----------
       Total from Investment Operations...........       1.26          1.08       0.98              4.43
                                                   ----------      --------   --------        ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.10)        (0.16)     (0.05)            (0.60)
   Net Realized Gains.............................         --            --         --                --
                                                   ----------      --------   --------        ----------
       Total Distributions........................      (0.10)        (0.16)     (0.05)            (0.60)
                                                   ----------      --------   --------        ----------
Net Asset Value, End of Period.................... $    13.01      $  11.85   $  10.93        $    37.97
                                                   ==========      ========   ========        ==========
Total Return......................................      10.70%(B)      9.88%      9.84%(B)         13.14%(B)
                                                   ----------      --------   --------        ----------
Net Assets, End of Period (thousands)............. $1,159,532      $722,728   $141,073        $9,484,351
Ratio of Expenses to Average Net Assets...........       0.25%(C)      0.25%      0.23%(C)(E)       0.18%(C)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid Indirectly))       0.24%(C)      0.27%      0.35%(C)(E)       0.19%(C)
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.74%(C)      1.58%      1.45%(C)(E)       4.05%(C)
Portfolio Turnover Rate...........................          4%(B)         7%         0%(B)             2%(B)
                                                   ----------      --------   --------        ----------

                                                        DFA REAL ESTATE SECURITIES PORTFOLIO
                                                   -----------------------------------------------------------

                                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                                     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                      2018        2017        2016        2015        2014
                                                   ----------  ----------  ----------  ----------  ----------

Net Asset Value, Beginning of Period.............. $    34.99  $    34.32  $    33.04  $    32.24  $    27.77
                                                   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................       1.60        0.84        1.09        0.90        0.72
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      (0.69)       1.12        1.18        0.95        4.62
                                                   ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations...........       0.91        1.96        2.27        1.85        5.34
                                                   ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (1.65)      (0.98)      (0.99)      (1.05)      (0.87)
   Net Realized Gains.............................      (0.11)      (0.31)         --          --          --
                                                   ----------  ----------  ----------  ----------  ----------
       Total Distributions........................      (1.76)      (1.29)      (0.99)      (1.05)      (0.87)
                                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $    34.14  $    34.99  $    34.32  $    33.04  $    32.24
                                                   ==========  ==========  ==========  ==========  ==========
Total Return......................................       2.63%       5.86%       6.89%       5.89%      19.80%
                                                   ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)............. $8,577,658  $8,281,176  $7,260,180  $6,553,192  $6,607,759
Ratio of Expenses to Average Net Assets...........       0.18%       0.18%       0.18%       0.18%       0.18%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid Indirectly))       0.19%       0.19%       0.19%       0.19%       0.19%
Ratio of Net Investment Income to Average Net
  Assets..........................................       4.66%       2.43%       3.15%       2.75%       2.48%
Portfolio Turnover Rate...........................          3%          1%          3%          4%          0%
                                                   ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   LARGE CAP INTERNATIONAL PORTFOLIO
                                             ----------------------------------------------------------------------------
                                              SIX MONTHS       YEAR         YEAR        YEAR         YEAR         YEAR
                                                 ENDED         ENDED        ENDED       ENDED        ENDED        ENDED
                                                APR 30,       OCT 31,      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                                                 2019          2018         2017        2016         2015         2014
                                             -----------    ----------   ----------  ----------   ----------   ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    21.29     $    23.52   $    19.52  $    20.36   $    21.59   $    22.20
                                             ----------     ----------   ----------  ----------   ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.33           0.66         0.58        0.57         0.58         0.75
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       1.31          (2.25)        4.00       (0.86)       (1.24)       (0.62)
                                             ----------     ----------   ----------  ----------   ----------   ----------
       Total from Investment Operations.....       1.64          (1.59)        4.58       (0.29)       (0.66)        0.13
                                             ----------     ----------   ----------  ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.23)         (0.64)       (0.58)      (0.55)       (0.57)       (0.74)
                                             ----------     ----------   ----------  ----------   ----------   ----------
       Total Distributions..................      (0.23)         (0.64)       (0.58)      (0.55)       (0.57)       (0.74)
                                             ----------     ----------   ----------  ----------   ----------   ----------
Net Asset Value, End of Period.............. $    22.70     $    21.29   $    23.52  $    19.52   $    20.36   $    21.59
                                             ==========     ==========   ==========  ==========   ==========   ==========
Total Return................................       7.81%(B)      (6.97%)      23.79%      (1.30%)      (3.10%)       0.47%
                                             ----------     ----------   ----------  ----------   ----------   ----------
Net Assets, End of Period (thousands)....... $5,244,221     $4,587,406   $4,723,090  $3,527,775   $3,150,334   $3,127,847
Ratio of Expenses to Average Net Assets.....       0.23%(C)       0.23%        0.25%       0.28%        0.29%        0.28%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................       0.23%(C)       0.23%        0.25%       0.28%        0.29%        0.28%
Ratio of Net Investment Income to
  Average Net Assets........................       3.09%(C)       2.78%        2.72%       2.95%        2.71%        3.35%
Portfolio Turnover Rate.....................          4%(B)          8%          10%         10%          10%           4%
                                             ----------     ----------   ----------  ----------   ----------   ----------

                                                                     INTERNATIONAL CORE EQUITY PORTFOLIO
                                             ---------------------------------------------------------------------------------
                                               SIX MONTHS        YEAR         YEAR         YEAR          YEAR          YEAR
                                                  ENDED          ENDED        ENDED        ENDED         ENDED         ENDED
                                                 APR 30,        OCT 31,      OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                                  2019           2018         2017         2016          2015          2014
                                             -----------     -----------   -----------  -----------  -----------   -----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........ $     12.65     $     14.23   $     11.58  $     11.69  $     12.15   $     12.57
                                             -----------     -----------   -----------  -----------  -----------   -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.19            0.38          0.34         0.32         0.32          0.38
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        0.58           (1.60)         2.63        (0.15)       (0.45)        (0.43)
                                             -----------     -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations.....        0.77           (1.22)         2.97         0.17        (0.13)        (0.05)
                                             -----------     -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.14)          (0.36)        (0.32)       (0.28)       (0.33)        (0.37)
                                             -----------     -----------   -----------  -----------  -----------   -----------
       Total Distributions..................       (0.14)          (0.36)        (0.32)       (0.28)       (0.33)        (0.37)
                                             -----------     -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Period.............. $     13.28     $     12.65   $     14.23  $     11.58  $     11.69   $     12.15
                                             ===========     ===========   ===========  ===========  ===========   ===========
Total Return................................        6.19%(B)       (8.79%)       26.02%        1.62%       (1.10%)       (0.55%)
                                             -----------     -----------   -----------  -----------  -----------   -----------
Net Assets, End of Period (thousands)....... $29,890,409     $27,174,589   $25,443,968  $16,983,011  $14,420,568   $12,294,542
Ratio of Expenses to Average Net Assets.....        0.30%(C)        0.30%         0.30%        0.38%        0.38%         0.38%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................        0.30%(C)        0.30%         0.32%        0.38%        0.38%         0.38%
Ratio of Net Investment Income to
  Average Net Assets........................        3.00%(C)        2.67%         2.62%        2.83%        2.63%         3.01%
Portfolio Turnover Rate.....................           3%(B)           4%            6%           2%           4%            7%
                                             -----------     -----------   -----------  -----------  -----------   -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       GLOBAL SMALL COMPANY PORTFOLIO
                                                   --------------------------------        ---------------
                                                                               PERIOD
                                                   SIX MONTHS      YEAR       JAN 18,        SIX MONTHS
                                                      ENDED        ENDED     2017(A) TO         ENDED
                                                     APR 30,      OCT 31,     OCT 31,          APR 30,
                                                      2019         2018         2017            2019
                                                   -----------   -------   ----------      -----------
                                                   (UNAUDITED)                               (UNAUDITED)
Net Asset Value, Beginning of Period..............   $ 10.73     $ 11.53    $ 10.00        $     18.46
                                                     -------     -------    -------        -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.08        0.19       0.14               0.19
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.48       (0.75)      1.39               0.57
                                                     -------     -------    -------        -----------
       Total from Investment Operations...........      0.56       (0.56)      1.53               0.76
                                                     -------     -------    -------        -----------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.11)      (0.17)        --              (0.28)
   Net Realized Gains.............................        --       (0.07)        --              (0.82)
                                                     -------     -------    -------        -----------
       Total Distributions........................     (0.11)      (0.24)        --              (1.10)
                                                     -------     -------    -------        -----------
Net Asset Value, End of Period....................   $ 11.18     $ 10.73    $ 11.53        $     18.12
                                                     =======     =======    =======        ===========
Total Return......................................      5.33%(B)   (5.02%)    15.30%(B)           4.91%(B)
                                                     -------     -------    -------        -----------
Net Assets, End of Period (thousands).............   $35,770     $31,380    $15,021        $12,623,450
Ratio of Expenses to Average Net Assets *(D)......      0.49%(C)    0.49%      0.42%(C)(E)        0.54%(C)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(D)......................      0.91%(C)    0.90%      1.14%(C)(E)        0.54%(C)
Ratio of Net Investment Income to Average Net
  Assets..........................................      1.48%(C)    1.58%      1.74%(C)(E)        2.23%(C)
                                                     -------     -------    -------        -----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................      0.27%(C)    0.26%      0.27%              0.12%(C)
                                                     -------     -------    -------        -----------

                                                         INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                   ---------------------------------------------------------------

                                                       YEAR         YEAR         YEAR         YEAR        YEAR
                                                       ENDED        ENDED        ENDED        ENDED       ENDED
                                                      OCT 31,      OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                       2018         2017         2016         2015        2014
                                                   -----------   -----------  -----------  ----------  ----------

Net Asset Value, Beginning of Period.............. $     21.52   $     17.78  $     17.78  $    18.24  $    19.40
                                                   -----------   -----------  -----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................        0.46          0.41         0.43        0.41        0.42
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       (2.41)         4.13         0.48        0.12       (0.62)
                                                   -----------   -----------  -----------  ----------  ----------
       Total from Investment Operations...........       (1.95)         4.54         0.91        0.53       (0.20)
                                                   -----------   -----------  -----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................       (0.44)        (0.34)       (0.51)      (0.42)      (0.42)
   Net Realized Gains.............................       (0.67)        (0.46)       (0.40)      (0.57)      (0.54)
                                                   -----------   -----------  -----------  ----------  ----------
       Total Distributions........................       (1.11)        (0.80)       (0.91)      (0.99)      (0.96)
                                                   -----------   -----------  -----------  ----------  ----------
Net Asset Value, End of Period.................... $     18.46   $     21.52  $     17.78  $    17.78  $    18.24
                                                   ===========   ===========  ===========  ==========  ==========
Total Return......................................       (9.54%)       26.54%        5.43%       3.30%      (1.09%)
                                                   -----------   -----------  -----------  ----------  ----------
Net Assets, End of Period (thousands)............. $12,656,204   $13,490,290  $10,387,361  $9,323,492  $8,844,517
Ratio of Expenses to Average Net Assets *(D)......        0.53%         0.53%        0.53%       0.54%       0.53%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(D)......................        0.53%         0.53%        0.53%       0.54%       0.53%
Ratio of Net Investment Income to Average Net
  Assets..........................................        2.18%         2.14%        2.47%       2.30%       2.15%
                                                   -----------   -----------  -----------  ----------  ----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................        0.12%         0.12%        0.13%       0.12%       0.10%
                                                   -----------   -----------  -----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     JAPANESE SMALL COMPANY PORTFOLIO
                                                    -----------------------------------------------------------------
                                                     SIX MONTHS       YEAR       YEAR      YEAR      YEAR      YEAR
                                                        ENDED         ENDED      ENDED     ENDED     ENDED     ENDED
                                                       APR 30,       OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                        2019          2018       2017      2016      2015      2014
                                                    -----------     --------   --------  --------  --------  --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period...............  $   25.70      $  28.56   $  23.01  $  20.46  $  19.15  $  19.33
                                                     ---------      --------   --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................       0.26          0.43       0.37      0.32      0.25      0.24
   Net Gains (Losses) on Securities (Realized and
     Unrealized)...................................      (0.78)        (2.59)      5.61      2.51      1.36      0.13
                                                     ---------      --------   --------  --------  --------  --------
       Total from Investment Operations............      (0.52)        (2.16)      5.98      2.83      1.61      0.37
                                                     ---------      --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income...........................      (0.28)        (0.70)     (0.43)    (0.28)    (0.30)    (0.55)
   Net Realized Gains..............................      (1.35)           --         --        --        --        --
                                                     ---------      --------   --------  --------  --------  --------
       Total Distributions.........................      (1.63)        (0.70)     (0.43)    (0.28)    (0.30)    (0.55)
                                                     ---------      --------   --------  --------  --------  --------
Net Asset Value, End of Period.....................  $   23.55      $  25.70   $  28.56  $  23.01  $  20.46  $  19.15
                                                     =========      ========   ========  ========  ========  ========
Total Return.......................................      (1.59%)(B)    (7.82%)    26.56%    14.04%     8.62%     2.00%
                                                     ---------      --------   --------  --------  --------  --------
Net Assets, End of Period (thousands)..............  $ 591,259      $622,650   $647,978  $509,413  $463,997  $508,190
Ratio of Expenses to Average Net Assets (D)........       0.54%(C)      0.53%      0.54%     0.54%     0.54%     0.55%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by
  Advisor) (D).....................................       0.64%(C)      0.63%      0.64%     0.64%     0.57%     0.55%
Ratio of Net Investment Income to Average Net
  Assets...........................................       2.23%(C)      1.49%      1.50%     1.57%     1.27%     1.25%
                                                     ---------      --------   --------  --------  --------  --------

                                                                   ASIA PACIFIC SMALL COMPANY PORTFOLIO
                                                    -----------------------------------------------------------------
                                                     SIX MONTHS      YEAR       YEAR      YEAR      YEAR       YEAR
                                                        ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
                                                       APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                        2019         2018       2017      2016      2015       2014
                                                    -----------    --------   --------  --------  --------   --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period...............  $   20.83     $  23.71   $  21.27  $  19.06  $  22.88   $  24.82
                                                     ---------     --------   --------  --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................       0.32         0.84       0.74      0.71      0.75       0.83
   Net Gains (Losses) on Securities (Realized and
     Unrealized)...................................       1.59        (2.76)      2.45      2.24     (3.51)     (1.81)
                                                     ---------     --------   --------  --------  --------   --------
       Total from Investment Operations............       1.91        (1.92)      3.19      2.95     (2.76)     (0.98)
                                                     ---------     --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income...........................      (0.68)       (0.96)     (0.75)    (0.74)    (1.06)     (0.96)
   Net Realized Gains..............................         --           --         --        --        --         --
                                                     ---------     --------   --------  --------  --------   --------
       Total Distributions.........................      (0.68)       (0.96)     (0.75)    (0.74)    (1.06)     (0.96)
                                                     ---------     --------   --------  --------  --------   --------
Net Asset Value, End of Period.....................  $   22.06     $  20.83   $  23.71  $  21.27  $  19.06   $  22.88
                                                     =========     ========   ========  ========  ========   ========
Total Return.......................................       9.53%(B)    (8.51%)    15.70%    16.18%   (12.19%)    (3.84%)
                                                     ---------     --------   --------  --------  --------   --------
Net Assets, End of Period (thousands)..............  $ 378,388     $346,335   $332,153  $251,575  $200,270   $364,117
Ratio of Expenses to Average Net Assets (D)........       0.56%(C)     0.54%      0.54%     0.54%     0.55%      0.55%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by
  Advisor) (D).....................................       0.66%(C)     0.64%      0.64%     0.64%     0.57%      0.55%
Ratio of Net Investment Income to Average Net
  Assets...........................................       3.10%(C)     3.57%      3.41%     3.57%     3.67%      3.53%
                                                     ---------     --------   --------  --------  --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                                        -----------------------------------------------------------
                                                        SIX MONTHS      YEAR     YEAR      YEAR     YEAR     YEAR
                                                           ENDED        ENDED    ENDED     ENDED    ENDED    ENDED
                                                          APR 30,      OCT 31,  OCT 31,   OCT 31,  OCT 31,  OCT 31,
                                                           2019         2018     2017      2016     2015     2014
                                                        -----------   -------   -------  -------   -------  -------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period...................  $  26.95     $ 32.67   $ 27.21  $ 35.50   $ 35.92  $ 36.96
                                                         --------     -------   -------  -------   -------  -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)........................      0.35        0.85      0.87     1.18      1.06     0.95
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................      1.89       (3.65)     6.67    (6.55)     1.95    (0.65)
                                                         --------     -------   -------  -------   -------  -------
       Total from Investment Operations................      2.24       (2.80)     7.54    (5.37)     3.01     0.30
                                                         --------     -------   -------  -------   -------  -------
Less Distributions:
-------------------
   Net Investment Income...............................     (0.19)      (0.79)    (0.93)   (1.29)    (1.05)   (0.93)
   Net Realized Gains..................................     (1.07)      (2.13)    (1.15)   (1.63)    (2.38)   (0.41)
                                                         --------     -------   -------  -------   -------  -------
       Total Distributions.............................     (1.26)      (2.92)    (2.08)   (2.92)    (3.43)   (1.34)
                                                         --------     -------   -------  -------   -------  -------
Net Asset Value, End of Period.........................  $  27.93     $ 26.95   $ 32.67  $ 27.21   $ 35.50  $ 35.92
                                                         ========     =======   =======  =======   =======  =======
Total Return...........................................      9.30%(B)   (9.34%)   29.28%  (16.20%)    9.43%    0.73%
                                                         --------     -------   -------  -------   -------  -------
Net Assets, End of Period (thousands)..................  $ 31,163     $36,351   $45,177  $32,323   $35,637  $35,050
Ratio of Expenses to Average Net Assets (D)............      0.59%(C)    0.58%     0.59%    0.59%     0.58%    0.58%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor) (D).....      0.77%(C)    0.68%     0.71%    0.71%     0.62%    0.62%
Ratio of Net Investment Income to Average Net Assets...      2.68%(C)    2.75%     2.93%    3.87%     2.99%    2.50%
                                                         --------     -------   -------  -------   -------  -------

                                                                       CONTINENTAL SMALL COMPANY PORTFOLIO
                                                        ---------------------------------------------------------------
                                                        SIX MONTHS      YEAR       YEAR      YEAR      YEAR      YEAR
                                                           ENDED        ENDED      ENDED     ENDED     ENDED     ENDED
                                                          APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                           2019         2018       2017      2016      2015      2014
                                                        -----------   --------   --------  --------  --------  --------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period...................  $  24.37     $  28.24   $  21.48  $  20.74  $  19.34  $  20.26
                                                         --------     --------   --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)........................      0.21         0.61       0.45      0.43      0.43      0.42
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................      1.38        (3.68)      6.73      0.72      1.38     (0.90)
                                                         --------     --------   --------  --------  --------  --------
       Total from Investment Operations................      1.59        (3.07)      7.18      1.15      1.81     (0.48)
                                                         --------     --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income...............................     (0.04)       (0.59)     (0.42)    (0.41)    (0.41)    (0.44)
   Net Realized Gains..................................     (0.80)       (0.21)        --        --        --        --
                                                         --------     --------   --------  --------  --------  --------
       Total Distributions.............................     (0.84)       (0.80)     (0.42)    (0.41)    (0.41)    (0.44)
                                                         --------     --------   --------  --------  --------  --------
Net Asset Value, End of Period.........................  $  25.12     $  24.37   $  28.24  $  21.48  $  20.74  $  19.34
                                                         ========     ========   ========  ========  ========  ========
Total Return...........................................      7.09%(B)   (11.14%)    33.68%     5.70%     9.37%    (2.68%)
                                                         --------     --------   --------  --------  --------  --------
Net Assets, End of Period (thousands)..................  $643,663     $645,651   $592,347  $292,117  $278,024  $168,961
Ratio of Expenses to Average Net Assets (D)............      0.55%(C)     0.54%      0.56%     0.54%     0.55%     0.56%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor) (D).....      0.65%(C)     0.64%      0.66%     0.64%     0.58%     0.56%
Ratio of Net Investment Income to Average Net Assets...      1.77%(C)     2.16%      1.78%     2.08%     2.09%     1.97%
                                                         --------     --------   --------  --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                                   -------------------------------------------------------------------------------
                                     SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                        ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                       APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                        2019          2018         2017         2016         2015         2014
                                   -----------     ----------   -----------  ----------  -----------   -----------
                                     (UNAUDITED)
Net Asset Value, Beginning of
  Period.......................... $      4.85     $     5.07   $      5.23  $     5.27  $      5.63   $      5.48
                                   -----------     ----------   -----------  ----------  -----------   -----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income
     (Loss).......................        0.10           0.22          0.21        0.20         0.19          0.22
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................        0.41          (0.22)         0.04       (0.15)       (0.22)         0.19
                                   -----------     ----------   -----------  ----------  -----------   -----------
       Total from Investment
         Operations...............        0.51             --          0.25        0.05        (0.03)         0.41
                                   -----------     ----------   -----------  ----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income..........       (0.27)         (0.22)        (0.41)      (0.09)       (0.33)        (0.26)
   Net Realized Gains.............          --             --            --          --           --            --
                                   -----------     ----------   -----------  ----------  -----------   -----------
       Total Distributions........       (0.27)         (0.22)        (0.41)      (0.09)       (0.33)        (0.26)
                                   -----------     ----------   -----------  ----------  -----------   -----------
Net Asset Value, End of Period.... $      5.09     $     4.85   $      5.07  $     5.23  $      5.27   $      5.63
                                   ===========     ==========   ===========  ==========  ===========   ===========
Total Return......................       11.18%(B)      (0.24%)        5.46%       1.05%       (0.37%)        8.21%
                                   -----------     ----------   -----------  ----------  -----------   -----------
Net Assets, End of Period
  (thousands)..................... $ 5,687,909     $5,442,507   $ 5,497,753  $4,181,623  $ 3,540,092   $ 3,088,376
Ratio of Expenses to Average
  Net Assets *....................        0.28%(C)       0.28%         0.28%       0.28%        0.32%         0.38%
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor and
  (Fees Paid Indirectly)) *.......        0.28%(C)       0.28%         0.28%       0.28%        0.32%         0.38%
Ratio of Net Investment
  Income to Average Net Assets....        4.11%(C)       4.27%         4.19%       3.71%        3.64%         4.14%
Portfolio Turnover Rate...........           5%(B)          5%            1%          1%           2%            1%
                                   -----------     ----------   -----------  ----------  -----------   -----------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses incurred
  by the Portfolio indirectly
  as a result of Portfolio's
  investment in Underlying
  Funds as follows:...............         N/A            N/A           N/A         N/A          N/A           N/A
                                   -----------     ----------   -----------  ----------  -----------   -----------

                                                            DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
                                   -----------------------------------------------------------------------------------------
                                      SIX MONTHS          YEAR           YEAR           YEAR           YEAR           YEAR
                                         ENDED            ENDED          ENDED          ENDED          ENDED          ENDED
                                        APR 30,          OCT 31,        OCT 31,        OCT 31,        OCT 31,        OCT 31,
                                         2019             2018           2017           2016           2015           2014
                                   -----------        ----------     ----------     ----------     ----------     ----------
                                      (UNAUDITED)
Net Asset Value, Beginning of
  Period.......................... $     10.71        $    10.90     $    10.84     $    10.59     $    10.63     $     9.59
                                   -----------        ----------     ----------     ----------     ----------     ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income
     (Loss).......................        0.35              0.48           0.43           0.27           0.44           0.31
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................        0.91             (0.26)          0.15           0.23          (0.09)          1.05
                                   -----------        ----------     ----------     ----------     ----------     ----------
       Total from Investment
         Operations...............        1.26              0.22           0.58           0.50           0.35           1.36
                                   -----------        ----------     ----------     ----------     ----------     ----------
Less Distributions:
-------------------
   Net Investment Income..........       (0.50)            (0.34)         (0.49)         (0.25)         (0.39)         (0.32)
   Net Realized Gains.............         (--)            (0.07)         (0.03)            --             --             --
                                   -----------        ----------     ----------     ----------     ----------     ----------
       Total Distributions........       (0.50)            (0.41)         (0.52)         (0.25)         (0.39)         (0.32)
                                   -----------        ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period.... $     11.47        $    10.71     $    10.90     $    10.84     $    10.59     $    10.63
                                   ===========        ==========     ==========     ==========     ==========     ==========
Total Return......................       12.40%(B)          1.91%          5.82%          4.87%          3.44%         14.98%
                                   -----------        ----------     ----------     ----------     ----------     ----------
Net Assets, End of Period
  (thousands)..................... $ 8,301,529        $7,475,924     $6,753,782     $4,888,955     $4,059,916     $3,305,472
Ratio of Expenses to Average
  Net Assets *....................        0.24%(C)(D)       0.24%(D)       0.24%(D)       0.24%(D)       0.27%(D)       0.32%(D)
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor and
  (Fees Paid Indirectly)) *.......        0.34%(C)(D)       0.35%(D)       0.37%(D)       0.38%(D)       0.45%(D)       0.55%(D)
Ratio of Net Investment
  Income to Average Net Assets....        6.38%(C)          4.42%          4.03%          2.45%          4.16%          3.21%
Portfolio Turnover Rate...........           4%(B)             3%             2%             2%             1%           N/A
                                   -----------        ----------     ----------     ----------     ----------     ----------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses incurred
  by the Portfolio indirectly
  as a result of Portfolio's
  investment in Underlying
  Funds as follows:...............        0.13%(C)          0.13%          0.15%          0.16%          0.22%          0.26%
                                   -----------        ----------     ----------     ----------     ----------     ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                                        -------------------------------------------------------------------------------------

                                          SIX MONTHS         YEAR          YEAR          YEAR          YEAR          YEAR
                                             ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                                            APR 30,         OCT 31,       OCT 31,       OCT 31,       OCT 31,       OCT 31,
                                             2019            2018          2017          2016          2015          2014
                                        ------------     -----------   ------------  ------------  ------------  ------------
                                          (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $      19.24     $     23.51   $      19.31  $      19.44  $      19.55  $      20.17
                                        ------------     -----------   ------------  ------------  ------------  ------------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income (Loss)........         0.20            0.47           0.39          0.44          0.38          0.37
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................         0.14           (3.44)          4.72          0.29          0.22         (0.34)
                                        ------------     -----------   ------------  ------------  ------------  ------------
       Total from Investment
         Operations....................         0.34           (2.97)          5.11          0.73          0.60          0.03
                                        ------------     -----------   ------------  ------------  ------------  ------------
Less Distributions:
-------------------
   Net Investment Income...............        (0.27)          (0.56)         (0.29)        (0.58)        (0.37)        (0.35)
   Net Realized Gains..................        (0.62)          (0.74)         (0.62)        (0.28)        (0.34)        (0.30)
                                        ------------     -----------   ------------  ------------  ------------  ------------
       Total Distributions.............        (0.89)          (1.30)         (0.91)        (0.86)        (0.71)        (0.65)
                                        ------------     -----------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period......... $      18.69     $     19.24   $      23.51  $      19.31  $      19.44  $      19.55
                                        ============     ===========   ============  ============  ============  ============
Total Return...........................         2.30%(B)      (13.37%)        27.49%         4.09%         3.31%         0.13%
                                        ------------     -----------   ------------  ------------  ------------  ------------
Net Assets, End of Period
  (thousands).......................... $ 13,801,452     $13,787,695   $ 16,162,471  $ 13,009,729  $ 12,577,575  $ 11,684,771
Ratio of Expenses to Average Net
  Assets...............................         0.69%(C)        0.68%          0.68%         0.68%         0.69%         0.68%
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor and (Fees Paid
  Indirectly)).........................         0.69%(C)        0.68%          0.68%         0.68%         0.69%         0.68%
Ratio of Net Investment Income to
  Average Net Assets...................         2.23%(C)        2.10%          1.85%         2.38%         1.94%         1.78%
Portfolio Turnover Rate................            9%(B)          23%            21%           19%           18%            8%
                                        ------------     -----------   ------------  ------------  ------------  ------------

                                                            INTERNATIONAL VECTOR EQUITY PORTFOLIO
                                        ----------------------------------------------------------------------------
                                             SIX
                                           MONTHS         YEAR         YEAR        YEAR        YEAR          YEAR
                                            ENDED         ENDED        ENDED       ENDED       ENDED         ENDED
                                           APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,       OCT 31,
                                            2019          2018         2017        2016        2015          2014
                                        -----------    ----------   ----------  ----------  ----------   -----------
                                         (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $    11.74     $    13.33   $    10.78  $    10.76  $    11.26   $     11.75
                                        ----------     ----------   ----------  ----------  ----------   -----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income (Loss)........       0.15           0.32         0.28        0.28        0.28          0.32
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................       0.36          (1.56)        2.57        0.05       (0.41)        (0.43)
                                        ----------     ----------   ----------  ----------  ----------   -----------
       Total from Investment
         Operations....................       0.51          (1.24)        2.85        0.33       (0.13)        (0.11)
                                        ----------     ----------   ----------  ----------  ----------   -----------
Less Distributions:
-------------------
   Net Investment Income...............      (0.12)         (0.30)       (0.28)      (0.27)      (0.27)        (0.30)
   Net Realized Gains..................      (0.35)         (0.05)       (0.02)      (0.04)      (0.10)        (0.08)
                                        ----------     ----------   ----------  ----------  ----------   -----------
       Total Distributions.............      (0.47)         (0.35)       (0.30)      (0.31)      (0.37)        (0.38)
                                        ----------     ----------   ----------  ----------  ----------   -----------
Net Asset Value, End of Period......... $    11.78     $    11.74   $    13.33  $    10.78  $    10.76   $     11.26
                                        ==========     ==========   ==========  ==========  ==========   ===========
Total Return...........................       4.84%(B)      (9.52%)      26.83%       3.21%      (1.14%)       (1.05%)
                                        ----------     ----------   ----------  ----------  ----------   -----------
Net Assets, End of Period
  (thousands).......................... $2,586,575     $2,441,217   $2,529,852  $1,856,474  $1,594,914   $ 1,305,553
Ratio of Expenses to Average Net
  Assets...............................       0.49%(C)       0.48%        0.49%       0.49%       0.50%         0.49%
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor and (Fees Paid
  Indirectly)).........................       0.49%(C)       0.48%        0.49%       0.49%       0.50%         0.49%
Ratio of Net Investment Income to
  Average Net Assets...................       2.71%(C)       2.40%        2.36%       2.73%       2.50%         2.64%
Portfolio Turnover Rate................          6%(B)         12%           5%          4%          8%            8%
                                        ----------     ----------   ----------  ----------  ----------   -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   INTERNATIONAL HIGH RELATIVE PROFITABILITY
                                                                  PORTFOLIO
                                                   ---------------------------------         ----------------
                                                                                 PERIOD
                                                   SIX MONTHS       YEAR        MAY 16,        SIX MONTHS
                                                      ENDED         ENDED       2017(A)           ENDED
                                                     APR 30,       OCT 31,     TO OCT 31,        APR 30,
                                                      2019          2018          2017            2019
                                                   -----------    --------   ----------      -----------
                                                   (UNAUDITED)                                 (UNAUDITED)
Net Asset Value, Beginning of Period..............  $   9.71      $  10.68    $ 10.00         $  11.16
                                                    --------      --------    -------         --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.15          0.26       0.08             0.15
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.77         (1.01)      0.66             0.44
                                                    --------      --------    -------         --------
       Total from Investment Operations...........      0.92         (0.75)      0.74             0.59
                                                    --------      --------    -------         --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.09)        (0.22)     (0.06)           (0.12)
   Net Realized Gains.............................        --            --         --            (0.23)
                                                    --------      --------    -------         --------
       Total Distributions........................     (0.09)        (0.22)     (0.06)           (0.35)
                                                    --------      --------    -------         --------
Net Asset Value, End of Period....................  $  10.54      $   9.71    $ 10.68         $  11.40
                                                    ========      ========    =======         ========
Total Return......................................      9.54%(B)     (7.20%)     7.38%(B)         5.54%(B)
                                                    --------      --------    -------         --------
Net Assets, End of Period (thousands).............  $438,540      $266,868    $67,793         $281,155
Ratio of Expenses to Average Net Assets *.........      0.35%(C)      0.35%      0.31%(C)(E)      0.53%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)) *..................................      0.32%(C)      0.35%      0.65%(C)(E)      0.74%(C)(D)
Ratio of Net Investment Income to Average Net
  Assets..........................................      3.01%(C)      2.41%      1.76%(C)(E)      2.71%(C)
Portfolio Turnover Rate...........................         3%(B)         9%         2%             N/A
                                                    --------      --------    -------         --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................       N/A           N/A        N/A             0.24%(C)
                                                    --------      --------    -------         --------

                                                       WORLD EX U.S. VALUE PORTFOLIO
                                                   ---------------------------------------------------

                                                     YEAR       YEAR      YEAR      YEAR       YEAR
                                                     ENDED      ENDED     ENDED     ENDED      ENDED
                                                    OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                     2018       2017      2016      2015       2014
                                                   --------   --------  --------  --------   --------

Net Asset Value, Beginning of Period.............. $  12.71   $  10.31  $  10.28  $  11.43   $  11.93
                                                   --------   --------  --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................     0.34       0.31      0.31      0.30       0.42
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................    (1.48)      2.33      0.03     (1.18)     (0.50)
                                                   --------   --------  --------  --------   --------
       Total from Investment Operations...........    (1.14)      2.64      0.34     (0.88)     (0.08)
                                                   --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................    (0.41)     (0.24)    (0.31)    (0.27)     (0.42)
   Net Realized Gains.............................       --         --        --        --         --
                                                   --------   --------  --------  --------   --------
       Total Distributions........................    (0.41)     (0.24)    (0.31)    (0.27)     (0.42)
                                                   --------   --------  --------  --------   --------
Net Asset Value, End of Period.................... $  11.16   $  12.71  $  10.31  $  10.28   $  11.43
                                                   ========   ========  ========  ========   ========
Total Return......................................    (9.22%)    25.97%     3.54%    (7.77%)    (0.81%)
                                                   --------   --------  --------  --------   --------
Net Assets, End of Period (thousands)............. $240,668   $246,551  $188,154  $155,301   $113,951
Ratio of Expenses to Average Net Assets *.........     0.52%      0.52%     0.53%     0.53%      0.57%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)) *..................................     0.74%      0.75%     0.76%     0.75%      0.76%
Ratio of Net Investment Income to Average Net
  Assets..........................................     2.72%      2.69%     3.20%     2.69%      3.54%
Portfolio Turnover Rate...........................      N/A        N/A       N/A       N/A        N/A
                                                   --------   --------  --------  --------   --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................     0.24%      0.25%     0.26%     0.25%      0.23%
                                                   --------   --------  --------  --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  WORLD EX U.S. TARGETED VALUE PORTFOLIO
                                                     ----------------------------------------------------------------
                                                     SIX MONTHS      YEAR       YEAR      YEAR      YEAR       YEAR
                                                        ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
                                                       APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                        2019         2018       2017      2016      2015       2014
                                                     -----------   --------   --------  --------  --------   --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period................  $  12.52     $  15.06   $  12.04  $  11.44  $  12.08   $  12.46
                                                      --------     --------   --------  --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).....................      0.13         0.31       0.28      0.25      0.23       0.23
   Net Gains (Losses) on Securities (Realized and
     Unrealized)....................................      0.58        (2.29)      3.01      0.55     (0.58)     (0.22)
                                                      --------     --------   --------  --------  --------   --------
       Total from Investment Operations.............      0.71        (1.98)      3.29      0.80     (0.35)      0.01
                                                      --------     --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income............................     (0.06)       (0.30)     (0.27)    (0.20)    (0.26)     (0.24)
   Net Realized Gains...............................     (0.36)       (0.26)        --        --     (0.03)     (0.15)
                                                      --------     --------   --------  --------  --------   --------
       Total Distributions..........................     (0.42)       (0.56)     (0.27)    (0.20)    (0.29)     (0.39)
                                                      --------     --------   --------  --------  --------   --------
Net Asset Value, End of Period......................  $  12.81     $  12.52   $  15.06  $  12.04  $  11.44   $  12.08
                                                      ========     ========   ========  ========  ========   ========
Total Return........................................      6.03%(B)   (13.56%)    27.61%     7.18%    (2.88%)     0.06%
                                                      --------     --------   --------  --------  --------   --------
Net Assets, End of Period (thousands)...............  $554,434     $460,155   $466,504  $281,212  $227,731   $151,096
Ratio of Expenses to Average Net Assets *...........      0.68%(C)     0.66%      0.67%     0.76%     0.65%      0.69%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly)) *.........................      0.68%(C)     0.66%      0.67%     0.77%     1.06%      1.17%
Ratio of Net Investment Income to Average Net Assets      2.14%(C)     2.08%      2.04%     2.18%     1.95%      1.84%
Portfolio Turnover Rate.............................        18%(B)       24%        17%       28%        1%         0%
                                                      --------     --------   --------  --------  --------   --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as
  follows:..........................................       N/A          N/A        N/A       N/A      0.45%      0.51%
                                                      --------     --------   --------  --------  --------   --------

                                                                         WORLD EX U.S. CORE EQUITY PORTFOLIO
                                                     -------------------------------------------------------------------------
                                                      SIX MONTHS       YEAR         YEAR        YEAR        YEAR        YEAR
                                                         ENDED         ENDED        ENDED       ENDED       ENDED       ENDED
                                                        APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                         2019          2018         2017        2016        2015        2014
                                                     -----------    ----------   ----------  ----------  ----------   --------
                                                      (UNAUDITED)
Net Asset Value, Beginning of Period................ $    10.65     $    12.15   $     9.93  $     9.83  $    10.49   $  10.77
                                                     ----------     ----------   ----------  ----------  ----------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).....................       0.14           0.31         0.27        0.26        0.26       0.28
   Net Gains (Losses) on Securities (Realized and
     Unrealized)....................................       0.69          (1.52)        2.21        0.08       (0.72)     (0.27)
                                                     ----------     ----------   ----------  ----------  ----------   --------
       Total from Investment Operations.............       0.83          (1.21)        2.48        0.34       (0.46)      0.01
                                                     ----------     ----------   ----------  ----------  ----------   --------
Less Distributions:
-------------------
   Net Investment Income............................      (0.11)         (0.29)       (0.26)      (0.24)      (0.20)     (0.28)
   Net Realized Gains...............................      (0.05)            --           --          --          --      (0.01)
                                                     ----------     ----------   ----------  ----------  ----------   --------
       Total Distributions..........................      (0.16)         (0.29)       (0.26)      (0.24)      (0.20)     (0.29)
                                                     ----------     ----------   ----------  ----------  ----------   --------
Net Asset Value, End of Period...................... $    11.32     $    10.65   $    12.15  $     9.93  $     9.83   $  10.49
                                                     ==========     ==========   ==========  ==========  ==========   ========
Total Return........................................       8.02%(B)     (10.22%)      25.33%       3.58%      (4.50%)    (0.04%)
                                                     ----------     ----------   ----------  ----------  ----------   --------
Net Assets, End of Period (thousands)............... $3,630,419     $3,129,791   $2,805,367  $1,656,445  $1,170,828   $406,648
Ratio of Expenses to Average Net Assets *...........       0.37%(C)       0.39%        0.40%       0.47%       0.47%      0.47%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly)) *.........................       0.37%(C)       0.37%        0.40%       0.47%       0.52%      0.88%
Ratio of Net Investment Income to Average Net Assets       2.54%(C)       2.56%        2.48%       2.67%       2.54%      2.59%
Portfolio Turnover Rate.............................          3%(B)          4%           4%          1%          1%         0%
                                                     ----------     ----------   ----------  ----------  ----------   --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as
  follows:..........................................        N/A            N/A          N/A         N/A        0.03%      0.43%
                                                     ----------     ----------   ----------  ----------  ----------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          WORLD CORE EQUITY PORTFOLIO
                                                        ---------------------------------------------------------------
                                                        SIX MONTHS      YEAR       YEAR      YEAR      YEAR      YEAR
                                                           ENDED        ENDED      ENDED     ENDED     ENDED     ENDED
                                                          APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                           2019         2018       2017      2016      2015      2014
                                                        -----------   --------   --------  --------  --------   -------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period...................  $  15.40     $  16.06   $  13.14  $  12.94  $  13.33   $ 12.71
                                                         --------     --------   --------  --------  --------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)........................      0.13         0.31       0.29      0.27      0.26      0.17
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................      1.09        (0.64)      2.98      0.20     (0.35)     0.87
                                                         --------     --------   --------  --------  --------   -------
       Total from Investment Operations................      1.22        (0.33)      3.27      0.47     (0.09)     1.04
                                                         --------     --------   --------  --------  --------   -------
Less Distributions:
-------------------
   Net Investment Income...............................     (0.14)       (0.30)     (0.30)    (0.26)    (0.26)    (0.24)
   Net Realized Gains..................................     (0.11)       (0.03)     (0.05)    (0.01)    (0.04)    (0.18)
                                                         --------     --------   --------  --------  --------   -------
       Total Distributions.............................     (0.25)       (0.33)     (0.35)    (0.27)    (0.30)    (0.42)
                                                         --------     --------   --------  --------  --------   -------
Net Asset Value, End of Period.........................  $  16.37     $  15.40   $  16.06  $  13.14  $  12.94   $ 13.33
                                                         ========     ========   ========  ========  ========   =======
Total Return...........................................      8.14%(B)    (2.16%)    25.14%     3.73%    (0.61%)    8.36%
                                                         --------     --------   --------  --------  --------   -------
Net Assets, End of Period (thousands)..................  $876,756     $741,512   $546,891  $370,229  $202,655   $75,707
Ratio of Expenses to Average Net Assets *(D)...........      0.33%(C)     0.35%      0.35%     0.35%     0.35%     0.35%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/ or
  Previously Waived Fees Recovered by Advisor)*(D).....      0.59%(C)     0.59%      0.60%     0.64%     0.65%     0.97%
Ratio of Net Investment Income to Average Net Assets...      1.77%(C)     1.89%      1.95%     2.14%     1.95%     1.27%
                                                         --------     --------   --------  --------  --------   -------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as
  follows:.............................................      0.27%(C)     0.27%      0.28%     0.31%     0.32%     0.31%
                                                         --------     --------   --------  --------  --------   -------

                                                                   SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
                                                        ----------------------------------------------------------------
                                                        SIX MONTHS      YEAR       YEAR      YEAR      YEAR       YEAR
                                                           ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
                                                          APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                           2019         2018       2017      2016      2015       2014
                                                        -----------   --------   --------  --------  --------   --------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period...................  $  15.71     $  16.52   $  13.67  $  13.50  $  14.20   $  13.63
                                                         --------     --------   --------  --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)........................      0.14         0.31       0.29      0.26      0.27       0.27
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................      1.08        (0.66)      2.98      0.30     (0.34)      0.76
                                                         --------     --------   --------  --------  --------   --------
       Total from Investment Operations................      1.22        (0.35)      3.27      0.56     (0.07)      1.03
                                                         --------     --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income...............................     (0.44)       (0.27)     (0.30)    (0.35)    (0.42)     (0.32)
   Net Realized Gains..................................     (0.20)       (0.19)     (0.12)    (0.04)    (0.21)     (0.14)
                                                         --------     --------   --------  --------  --------   --------
       Total Distributions.............................     (0.64)       (0.46)     (0.42)    (0.39)    (0.63)     (0.46)
                                                         --------     --------   --------  --------  --------   --------
Net Asset Value, End of Period.........................  $  16.29     $  15.71   $  16.52  $  13.67  $  13.50   $  14.20
                                                         ========     ========   ========  ========  ========   ========
Total Return...........................................      8.43%(B)    (2.28%)    24.54%     4.32%    (0.34%)     7.83%
                                                         --------     --------   --------  --------  --------   --------
Net Assets, End of Period (thousands)..................  $429,246     $403,195   $402,204  $289,904  $245,106   $147,276
Ratio of Expenses to Average Net Assets *(D)...........      0.35%(C)     0.34%      0.35%     0.35%     0.40%      0.40%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/ or
  Previously Waived Fees Recovered by Advisor)*(D).....      0.62%(C)     0.60%      0.62%     0.64%     0.66%      0.69%
Ratio of Net Investment Income to Average Net Assets...      1.85%(C)     1.87%      1.90%     2.03%     1.93%      1.94%
                                                         --------     --------   --------  --------  --------   --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as
  follows:.............................................      0.29%(C)     0.29%      0.29%     0.32%     0.33%      0.34%
                                                         --------     --------   --------  --------  --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       EMERGING MARKETS PORTFOLIO
                                              ---------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR        YEAR        YEAR         YEAR
                                                  ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                  2019          2018         2017        2016        2015         2014
                                              -----------    ----------   ----------  ----------  ----------   ----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period......... $    25.46     $    29.55   $    24.12  $    22.17  $    26.64   $    26.97
                                              ----------     ----------   ----------  ----------  ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.19           0.61         0.49        0.45        0.49         0.56
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       2.85          (4.14)        5.43        1.95       (4.54)       (0.20)
                                              ----------     ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations......       3.04          (3.53)        5.92        2.40       (4.05)        0.36
                                              ----------     ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.16)         (0.56)       (0.49)      (0.45)      (0.42)       (0.53)
   Net Realized Gains........................         --             --           --          --          --        (0.16)
                                              ----------     ----------   ----------  ----------  ----------   ----------
       Total Distributions...................      (0.16)         (0.56)       (0.49)      (0.45)      (0.42)       (0.69)
                                              ----------     ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Period............... $    28.34     $    25.46   $    29.55  $    24.12  $    22.17   $    26.64
                                              ==========     ==========   ==========  ==========  ==========   ==========
Total Return.................................      12.02%(B)     (12.14%)      24.83%      11.01%     (15.24%)       1.33%
                                              ----------     ----------   ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)........ $6,093,556     $5,394,188   $6,632,914  $4,915,400  $4,321,530   $4,073,698
Ratio of Expenses to Average Net Assets (D)..       0.48%(C)       0.47%        0.50%       0.56%       0.57%        0.56%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) (D)..................       0.58%(C)       0.57%        0.60%       0.66%       0.60%        0.56%
Ratio of Net Investment Income to Average
  Net Assets.................................       1.39%(C)       2.08%        1.88%       2.04%       1.97%        2.11%
                                              ----------     ----------   ----------  ----------  ----------   ----------

                                                                  EMERGING MARKETS SMALL CAP PORTFOLIO
                                              ---------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR        YEAR        YEAR         YEAR
                                                  ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                  2019          2018         2017        2016        2015         2014
                                              -----------    ----------   ----------  ----------  ----------   ----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period......... $    18.72     $    23.49   $    20.39  $    18.51  $    21.42   $    21.10
                                              ----------     ----------   ----------  ----------  ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.14           0.53         0.49        0.45        0.43         0.43
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       2.48          (4.22)        3.58        2.04       (2.53)        0.62
                                              ----------     ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations......       2.62          (3.69)        4.07        2.49       (2.10)        1.05
                                              ----------     ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.22)         (0.53)       (0.51)      (0.47)      (0.41)       (0.40)
   Net Realized Gains........................      (0.54)         (0.55)       (0.46)      (0.14)      (0.40)       (0.33)
                                              ----------     ----------   ----------  ----------  ----------   ----------
       Total Distributions...................      (0.76)         (1.08)       (0.97)      (0.61)      (0.81)       (0.73)
                                              ----------     ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Period............... $    20.58     $    18.72   $    23.49  $    20.39  $    18.51   $    21.42
                                              ==========     ==========   ==========  ==========  ==========   ==========
Total Return.................................      14.40%(B)     (16.45%)      21.00%      13.96%      (9.88%)       5.12%
                                              ----------     ----------   ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)........ $7,020,926     $6,304,406   $7,249,717  $5,459,509  $4,845,174   $4,860,603
Ratio of Expenses to Average Net Assets (D)..       0.71%(C)       0.70%        0.73%       0.72%       0.73%        0.72%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) (D)..................       0.91%(C)       0.90%        0.93%       0.92%       0.78%        0.72%
Ratio of Net Investment Income to Average
  Net Assets.................................       1.38%(C)       2.31%        2.32%       2.43%       2.16%        2.02%
                                              ----------     ----------   ----------  ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              EMERGING MARKETS VALUE PORTFOLIO-CLASS R2 SHARES
                                                        -----------------------------------------------------------
                                                        SIX MONTHS      YEAR     YEAR     YEAR      YEAR      YEAR
                                                           ENDED        ENDED    ENDED    ENDED     ENDED     ENDED
                                                          APR 30,      OCT 31,  OCT 31,  OCT 31,   OCT 31,   OCT 31,
                                                           2019         2018     2017     2016      2015      2014
                                                        -----------   -------   -------  -------  -------   -------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period...................   $ 26.64     $ 30.13   $ 24.71  $ 22.18  $ 27.79   $ 29.27
                                                          -------     -------   -------  -------  -------   -------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss)........................      0.15        0.63      0.31     0.46     0.49      0.59
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................      2.30       (3.48)     5.60     2.75    (5.61)    (1.10)
                                                          -------     -------   -------  -------  -------   -------
       Total from Investment Operations................      2.45       (2.85)     5.91     3.21    (5.12)    (0.51)
                                                          -------     -------   -------  -------  -------   -------
Less Distributions:
-------------------
   Net Investment Income...............................     (0.30)      (0.64)    (0.49)   (0.68)   (0.49)    (0.55)
   Net Realized Gains..................................        --          --        --       --       --     (0.42)
                                                          -------     -------   -------  -------  -------   -------
       Total Distributions.............................     (0.30)      (0.64)    (0.49)   (0.68)   (0.49)    (0.97)
                                                          -------     -------   -------  -------  -------   -------
Net Asset Value, End of Period.........................   $ 28.79     $ 26.64   $ 30.13  $ 24.71  $ 22.18   $ 27.79
                                                          =======     =======   =======  =======  =======   =======
Total Return...........................................      9.30%(B)   (9.66%)   24.11%   14.98%  (18.49%)   (1.75%)
                                                          -------     -------   -------  -------  -------   -------
Net Assets, End of Period (thousands)..................   $29,945     $25,150   $31,198  $97,923  $74,076   $99,066
Ratio of Expenses to Average Net Assets (D)............      0.80%(C)    0.80%     0.81%    0.81%    0.81%     0.80%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly) (D)...........................      0.90%(C)    0.90%     0.91%    0.91%    0.84%     0.80%
Ratio of Net Investment Income to Average Net Assets...      1.07%(C)    2.07%     1.19%    2.08%    1.93%     2.09%
                                                          -------     -------   -------  -------  -------   -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          EMERGING MARKETS VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                              ---------------------------------------------------------------------------------
                                                SIX MONTHS        YEAR         YEAR         YEAR          YEAR          YEAR
                                                   ENDED          ENDED        ENDED        ENDED         ENDED         ENDED
                                                  APR 30,        OCT 31,      OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                                   2019           2018         2017         2016          2015          2014
                                              -----------     -----------   -----------  -----------  -----------   -----------
                                                (UNAUDITED)
Net Asset Value, Beginning of Period......... $     26.81     $     30.32   $     24.84  $     22.22  $     27.81   $     29.28
                                              -----------     -----------   -----------  -----------  -----------   -----------
Income (loss) from Investment Operations(A)
-------------------------------------------
   Net Investment Income (Loss)..............        0.18            0.73          0.61         0.51         0.54          0.66
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............        2.32           (3.53)         5.40         2.77        (5.60)        (1.10)
                                              -----------     -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations......        2.50           (2.80)         6.01         3.28        (5.06)        (0.44)
                                              -----------     -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income.....................       (0.32)          (0.71)        (0.53)       (0.66)       (0.53)        (0.61)
   Net Realized Gains........................          --              --            --           --           --         (0.42)
                                              -----------     -----------   -----------  -----------  -----------   -----------
       Total Distributions...................       (0.32)          (0.71)        (0.53)       (0.66)       (0.53)        (1.03)
                                              -----------     -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Period............... $     28.99     $     26.81   $     30.32  $     24.84  $     22.22   $     27.81
                                              ===========     ===========   ===========  ===========  ===========   ===========
Total Return.................................        9.43%(B)       (9.45%)       24.41%       15.23%      (18.27%)       (1.51%)
                                              -----------     -----------   -----------  -----------  -----------   -----------
Net Assets, End of Period (thousands)........ $18,462,067     $16,431,410   $19,383,230  $16,304,321  $14,834,888   $18,647,276
Ratio of Expenses to Average Net Assets (D)..        0.55%(C)        0.54%         0.57%        0.56%        0.56%         0.55%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)) (D)...........................        0.65%(C)        0.64%         0.67%        0.66%        0.59%         0.55%
Ratio of Net Investment Income to Average
  Net Assets.................................        1.31%(C)        2.37%         2.23%        2.31%        2.12%         2.35%
                                              -----------     -----------   -----------  -----------  -----------   -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                   EMERGING MARKETS CORE EQUITY PORTFOLIO
                                             ---------------------------------------------------------------------------------

                                               SIX MONTHS        YEAR         YEAR         YEAR          YEAR         YEAR
                                                  ENDED          ENDED        ENDED        ENDED         ENDED        ENDED
                                                 APR 30,        OCT 31,      OCT 31,      OCT 31,       OCT 31,      OCT 31,
                                                  2019           2018         2017         2016          2015         2014
                                             -----------     -----------   -----------  -----------  -----------   -----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........ $     18.95     $     22.38   $     18.40  $     16.81  $     20.08   $     20.09
                                             -----------     -----------   -----------  -----------  -----------   -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.14            0.50          0.42         0.37         0.39          0.42
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        2.22           (3.47)         3.95         1.59        (3.29)        (0.03)
                                             -----------     -----------   -----------  -----------  -----------   -----------
       Total from Investment Operations.....        2.36           (2.97)         4.37         1.96        (2.90)         0.39
                                             -----------     -----------   -----------  -----------  -----------   -----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.15)          (0.46)        (0.39)       (0.37)       (0.37)        (0.40)
                                             -----------     -----------   -----------  -----------  -----------   -----------
       Total Distributions..................       (0.15)          (0.46)        (0.39)       (0.37)       (0.37)        (0.40)
                                             -----------     -----------   -----------  -----------  -----------   -----------
Net Asset Value, End of Period.............. $     21.16     $     18.95   $     22.38  $     18.40  $     16.81   $     20.08
                                             ===========     ===========   ===========  ===========  ===========   ===========
Total Return................................       12.54%(B)      (13.48%)       24.02%       11.87%      (14.49%)        1.89%
                                             -----------     -----------   -----------  -----------  -----------   -----------
Net Assets, End of Period (thousands)....... $29,008,327     $25,372,759   $27,085,722  $18,712,966  $14,856,878   $15,727,547
Ratio of Expenses to Average Net Assets.....        0.52%(C)        0.52%         0.55%        0.61%        0.62%         0.61%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................        0.52%(C)        0.52%         0.56%        0.61%        0.62%         0.61%
Ratio of Net Investment Income to
  Average Net Assets........................        1.41%(C)        2.25%         2.08%        2.20%        2.06%         2.10%
Portfolio Turnover Rate.....................           2%(B)           4%            4%           3%           5%            2%
                                             -----------     -----------   -----------  -----------  -----------   -----------

                                                 EMERGING
                                             MARKETS TARGETED
                                             VALUE PORTFOLIO
                                             ----------------
                                                  PERIOD
                                                 NOV 14,
                                                2018(A) TO
                                                 APR 30,
                                                   2019
                                             ----------------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........     $  10.00
                                                 --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............         0.05
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............         0.83
                                                 --------
       Total from Investment Operations.....         0.88
                                                 --------
Less Distributions:
-------------------
   Net Investment Income....................        (0.01)
                                                 --------
       Total Distributions..................        (0.01)
                                                 --------
Net Asset Value, End of Period..............     $  10.87
                                                 ========
Total Return................................         8.79%(B)
                                                 --------
Net Assets, End of Period (thousands).......     $117,653
Ratio of Expenses to Average Net Assets.....         0.85%(C)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................         0.91%(C)(E)
Ratio of Net Investment Income to
  Average Net Assets........................         1.06%(C)(E)
Portfolio Turnover Rate.....................            2%(B)
                                                 --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which thirty-five (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   Of the Portfolios, eight invest all of their assets in a corresponding series or fund (each such Portfolio, a "Feeder Fund"). Of the Feeder Funds, seven invest all of their assets in a corresponding series of The DFA Investment Trust Company ("DFAITC") and one invests all of its assets in the Dimensional Emerging Markets Value Fund ("DEM") (each such series within DFAITC and DEM, a "Master Fund"). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a "Fund of Funds"). The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an "Underlying Fund"). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of April 30, 2019, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

                                                                          PERCENTAGE
                                                                           OWNERSHIP
FEEDER FUNDS                             MASTER/UNDERLYING FUNDS          AT 04/30/19
------------                     ---------------------------------------- -----------
U.S. Large Cap Value Portfolio   The U.S. Large Cap Value Series              87%
Japanese Small Company Portfolio The Japanese Small Company Series            17%
Asia Pacific Small Company       The Asia Pacific Small Company Series
  Portfolio                                                                   22%
United Kingdom Small Company     The United Kingdom Small Company Series
  Portfolio                                                                    2%
Continental Small Company        The Continental Small Company Series
  Portfolio                                                                   12%
Emerging Markets Portfolio       The Emerging Markets Series                  99%
Emerging Markets Small Cap       The Emerging Markets Small Cap Series
  Portfolio                                                                   99%
Emerging Markets Value Portfolio Dimensional Emerging Markets Value Fund      99%

                                                                          PERCENTAGE
                                                                           OWNERSHIP
FUNDS OF FUNDS                              UNDERLYING FUNDS              AT 04/30/19
--------------                   ---------------------------------------- -----------
International Small Company      The Continental Small Company Series
  Portfolio                                                                   88%
                                 The Japanese Small Company Series            83%
                                 The United Kingdom Small Company Series      97%
                                 The Asia Pacific Small Company Series        78%
                                 The Canadian Small Company Series            97%

Global Small Company Portfolio   U.S. Small Cap Portfolio                     --
                                 The Continental Small Company Series         --
                                 The Japanese Small Company Series            --

                                                                                     PERCENTAGE
                                                                                      OWNERSHIP
FUNDS OF FUNDS                                    UNDERLYING FUNDS                   AT 04/30/19
--------------                   --------------------------------------------------- -----------
                                 The Asia Pacific Small Company Series                   --
                                 The Canadian Small Company Series                       --
                                 The Emerging Markets Small Cap Series                   --
                                 The United Kingdom Small Company Series                 --

DFA Global Real Estate           DFA Real Estate Securities Portfolio
  Securities Portfolio*                                                                  13%
                                 DFA International Real Estate Securities Portfolio      51%

World ex U.S. Value Portfolio    Dimensional Emerging Markets Value Fund                 --
                                 DFA International Small Cap Value Portfolio             --
                                 The DFA International Value Series                      --

World Core Equity Portfolio      U.S. Core Equity 1 Portfolio                             2%
                                 International Core Equity Portfolio                      1%
                                 Emerging Markets Core Equity Portfolio                  --

Selectively Hedged Global        U.S. Core Equity 2 Portfolio
  Equity Portfolio                                                                        1%
                                 International Core Equity Portfolio                     --
                                 Emerging Markets Core Equity Portfolio                  --

* DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

   To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each international and global Fund of Funds may engage in forward currency contracts.

   The financial statements of the Feeder Funds' Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio and Emerging Markets Targeted Value Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available

(including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds', International Small Company Portfolio's, Global Small Company Portfolio's and World ex U.S. Value Portfolio's investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio do isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios, Enhanced U.S. Large Company Portfolio, and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i)

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

the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

    Enhanced U.S. Large Company Portfolio............................ 0.20%
    U.S. Large Cap Equity Portfolio.................................. 0.15%
    U.S. Large Cap Value Portfolio................................... 0.25%
    U.S. Targeted Value Portfolio.................................... 0.35%
    U.S. Small Cap Value Portfolio................................... 0.50%
    U.S. Core Equity 1 Portfolio..................................... 0.17%

    U.S. Core Equity 2 Portfolio..................................... 0.20%
    U.S. Vector Equity Portfolio..................................... 0.30%
    U.S. Small Cap Portfolio......................................... 0.35%
    U.S. Micro Cap Portfolio......................................... 0.50%
    U.S. High Relative Profitability Portfolio....................... 0.20%
    DFA Real Estate Securities Portfolio............................. 0.17%
    Large Cap International Portfolio................................ 0.20%
    International Core Equity Portfolio.............................. 0.27%
    Global Small Company Portfolio................................... 0.45%
    International Small Company Portfolio............................ 0.40%
    Japanese Small Company Portfolio................................. 0.50%
    Asia Pacific Small Company Portfolio............................. 0.50%
    United Kingdom Small Company Portfolio........................... 0.50%
    Continental Small Company Portfolio.............................. 0.50%
    DFA International Real Estate Securities Portfolio............... 0.25%
    DFA Global Real Estate Securities Portfolio...................... 0.20%
    DFA International Small Cap Value Portfolio...................... 0.65%
    International Vector Equity Portfolio............................ 0.45%
    International High Relative Profitability Portfolio.............. 0.25%
    World ex U.S. Value Portfolio.................................... 0.47%
    World ex U.S. Targeted Value Portfolio........................... 0.58%
    World ex U.S. Core Equity Portfolio.............................. 0.32%
    World Core Equity Portfolio...................................... 0.30%
    Selectively Hedged Global Equity Portfolio....................... 0.30%
    Emerging Markets Portfolio....................................... 0.42%
    Emerging Markets Small Cap Portfolio............................. 0.65%
    Emerging Markets Value Portfolio................................. 0.50%
    Emerging Markets Core Equity Portfolio........................... 0.47%
    Emerging Markets Targeted Value Portfolio........................ 0.70%

   Due to administrative oversight, the Expense Limitation Amount (as defined below) for the World Core Equity Portfolio was applied incorrectly and the World Core Equity Portfolio overpaid its investment management fee in the amount (in thousands) of $52 during the period ended April 30, 2019. The Advisor will reimburse the Portfolio for the overpayment.

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the six months ended April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio. With respect to the World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio's proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

                                                      NET WAIVED FEES/
                                                      EXPENSES ASSUMED     PREVIOUSLY
                                         RECOVERY        (RECOVERED       WAIVED FEES/
                           EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
INSTITUTIONAL             LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
CLASS SHARES                AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
-------------             ---------- ---------------- ----------------- -----------------
Enhanced U.S. Large
  Company Portfolio (1)..    0.15%           --            $   144           $   589
U.S. Large Cap Equity
  Portfolio (1)..........    0.19%           --                 --                --
U.S. Large Cap Value
  Portfolio (2)..........    0.25%           --             12,332                --
U.S. Targeted Value
  Portfolio (3)..........    0.50%           --                 --                --
U.S. Core Equity 1
  Portfolio (1)..........    0.23%           --                 --                --
U.S. Core Equity 2
  Portfolio (1)..........    0.26%           --                 --                --
U.S. Vector Equity
  Portfolio (1)..........    0.36%           --                 --                --
U.S. High Relative
  Profitability
  Portfolio (4)..........    0.25%         $ 56                (46)               84
DFA Real Estate
  Securities
  Portfolio (1)..........    0.18%           --                485             2,264
Large Cap International
  Portfolio (1)..........    0.24%           --                 --                --
International Core
  Equity Portfolio (1)...    0.30%          279                (31)            1,818
Global Small Company
  Portfolio (4)..........    0.49%           --                 67               229
International Small
  Company Portfolio (5)..    0.45%           --                 --                --
Japanese Small Company
  Portfolio (6)..........    0.47%           --                292                --
Asia Pacific Small
  Company Portfolio (6)..    0.47%           --                178                --
United Kingdom Small
  Company Portfolio (6)..    0.47%           --                 29                33
Continental Small
  Company Portfolio (6)..    0.47%           --                307                --
DFA International Real
  Estate Securities
  Portfolio (7)..........    0.29%           --                 --                --
DFA Global Real Estate
  Securities
  Portfolio (8)..........    0.24%           --              3,958            22,622
International Vector
  Equity Portfolio (1)...    0.60%           --                 --                --
International High
  Relative Profitability
  Portfolio (4)..........    0.35%           61                (58)               13
World ex U.S. Value
  Portfolio (9)..........    0.60%           --                278                --
World ex U.S. Targeted
  Value Portfolio (10)...    0.80%           --                 --                --
World ex U.S. Core
  Equity Portfolio (11)..    0.39%            9                 (9)               --
World Core Equity
  Portfolio (12).........    0.32%           --                987                52

                                                      NET WAIVED FEES/
                                                      EXPENSES ASSUMED     PREVIOUSLY
                                         RECOVERY        (RECOVERED       WAIVED FEES/
                           EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
INSTITUTIONAL             LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
CLASS SHARES                AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
-------------             ---------- ---------------- ----------------- -----------------
Selectively Hedged
  Global Equity
  Portfolio (13).........    0.40%          --             $  528               --
Emerging Markets
  Portfolio (14).........    0.49%          --              2,859               --
Emerging Markets Small
  Cap Portfolio (2)......    0.65%          --              6,677               --
Emerging Markets Value
  Portfolio (2)..........    0.50%          --              8,669               --
Emerging Markets Core
  Equity Portfolio (1)...    0.54%          --                 --               --
Emerging Markets
  Targeted Value
  Portfolio (4)..........    0.85%          --                 31              $31

CLASS R1 SHARES
---------------
U.S. Targeted Value
  Portfolio (15).........    0.62%          --                 --               --

CLASS R2 SHARES
---------------
U.S. Targeted Value
  Portfolio (15).........    0.77%          --                 --               --
Emerging Markets Value
  Portfolio (16).........    0.96%          --                 14               --

(1)The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio's ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. The Fee Waiver Agreements for the Enhanced U.S. Large Company Portfolio and Large Cap International Portfolio became effective on April 3, 2017 and January 1, 2017, respectively. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio's and Emerging Markets Core Equity Portfolio's Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.
(2)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis.
(3)The Advisor has contractually agreed to waive its management fee and to assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.
(4)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(5)Effective July 21, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above.

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

   Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the Expense Limitation Amount listed above.
(6)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of a Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume each Portfolio's other direct expenses to the extent necessary to limit the direct expenses of each Portfolio to the Expense Limitation Amount listed above. The Fee Waiver Agreement did not include the indirect expenses each Portfolio bore as a shareholder of its Master Fund.
(7)Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. Prior to February 28, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.65% of the Portfolio's average net assets on an annualized basis.
(8)Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. From February 28, 2012 to February 27, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.32% of the Portfolio's average net assets on an annualized basis.
(9)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.47% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds' management fees have been offset (the "Remaining Management Fee")) to the extent necessary to reduce the Portfolio's ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. Further, at any time that the Portfolio Expenses of the Portfolio are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount, as listed above.
(10)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.58% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(11)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

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

(12)Effective February 28, 2019, the Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio's proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis. Prior to June 27, 2014, the Expense Limitation Amount was 0.40% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.
(13)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(14)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.42% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.
(15)The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Class R1 shares or Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.
(16)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the "Annualized Expense Ratio"). At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than the Annualized Expense Ratio listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and does not cause the annualized expense ratio of the Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio, as listed above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

EARNED INCOME CREDIT:

   Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                          FEES PAID
                                                          INDIRECTLY
                                                          ----------
            Large Cap International Portfolio............    $114
            International Core Equity Portfolio..........     583
            DFA International Real Estate Securities
              Portfolio..................................     123
            DFA International Small Cap Value Portfolio..     321
            International Vector Equity Portfolio........      64
            International High Relative Profitability
              Portfolio..................................      21
            World ex U.S. Targeted Value Portfolio.......      30
            World ex U.S. Core Equity Portfolio..........     100
            Emerging Markets Core Equity Portfolio.......     664
            Emerging Markets Targeted Value Portfolio....       2

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

          Enhanced U.S. Large Company Portfolio.................. $ 11
          U.S. Large Cap Equity Portfolio........................   14
          U.S. Large Cap Value Portfolio.........................  561
          U.S. Targeted Value Portfolio..........................  206
          U.S. Small Cap Value Portfolio.........................  448
          U.S. Core Equity 1 Portfolio...........................  367
          U.S. Core Equity 2 Portfolio...........................  463
          U.S. Vector Equity Portfolio...........................  118
          U.S. Small Cap Portfolio...............................  335
          U.S. Micro Cap Portfolio...............................  207
          U.S. High Relative Profitability Portfolio.............    2
          DFA Real Estate Securities Portfolio...................  210
          Large Cap International Portfolio......................  120
          International Core Equity Portfolio....................  460
          Global Small Company Portfolio.........................   --
          International Small Company Portfolio..................  350
          Japanese Small Company Portfolio.......................   15
          Asia Pacific Small Company Portfolio...................    9
          United Kingdom Small Company Portfolio.................    2

           Continental Small Company Portfolio.................. $ 10
           DFA International Real Estate Securities Portfolio...  100
           DFA Global Real Estate Securities Portfolio..........  105
           DFA International Small Cap Value Portfolio..........  477
           International Vector Equity Portfolio................   43
           International High Relative Profitability Portfolio..    1
           World ex U.S. Value Portfolio........................    4
           World ex U.S. Targeted Value Portfolio...............    5
           World ex U.S. Core Equity Portfolio..................   29
           World Core Equity Portfolio..........................    6
           Selectively Hedged Global Equity Portfolio...........    5
           Emerging Markets Portfolio...........................  161
           Emerging Markets Small Cap Portfolio.................  149
           Emerging Markets Value Portfolio.....................  620
           Emerging Markets Core Equity Portfolio...............  475
           Emerging Markets Targeted Value Portfolio............   --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands), were as follows:

                                  U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                  -------------------------- ---------------------------
                                  PURCHASES       SALES      PURCHASES       SALES
                                  ---------        -------    ----------    ----------
      Enhanced U.S. Large
        Company Portfolio........  $84,058       $70,038     $   87,576    $   99,277
      U.S. Large Cap Equity
        Portfolio................       --            --        231,566       152,148
      U.S. Targeted Value
        Portfolio................       --            --      1,163,484       809,552
      U.S. Small Cap Value
        Portfolio................       --            --      1,868,695     1,842,493
      U.S. Core Equity 1
        Portfolio................       --            --      1,201,841       479,841
      U.S. Core Equity 2
        Portfolio................       --            --      1,562,570       564,427
      U.S. Vector Equity
        Portfolio................       --            --        130,660       208,137
      U.S. Small Cap Portfolio...       --            --      1,088,814       991,504
      U.S. Micro Cap Portfolio...       --            --        557,584       440,418
      U.S. High Relative
        Profitability Portfolio..       --            --        372,566        39,599
      DFA Real Estate Securities
        Portfolio................       --            --        199,860       193,198
      Large Cap International
        Portfolio................       --            --        553,115       213,091
      International Core Equity
        Portfolio................       --            --      2,045,865       736,995
      DFA International Real
        Estate Securities
        Portfolio................       --            --        254,624       485,637
      DFA Global Real Estate
        Securities Portfolio.....       --            --        145,079        18,885
      DFA International Small
        Cap Value Portfolio......       --            --      1,154,901     1,261,803
      International Vector
        Equity Portfolio.........       --            --        210,002       155,409
      International High
        Relative Profitability
        Portfolio................       --            --        149,212         9,221
      World ex U.S. Targeted
        Value Portfolio..........       --            --        150,873        87,971
      World ex U.S. Core Equity
        Portfolio................       --            --        372,658        94,046

                                    U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                    -------------------------- ---------------------------
                                    PURCHASES       SALES      PURCHASES       SALES
                                    ---------       -----        ----------     --------
        Emerging Markets Core
          Equity Portfolio.........    --            --        $1,161,829     $620,244
        Emerging Markets Targeted
          Value Portfolio..........    --            --           110,577        1,855

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                         NET
                                                       REALIZED    CHANGE
                                                        GAIN/        IN
                                             PROCEEDS   (LOSS)   UNREALIZED   BALANCE AT     SHARES                 CAPITAL
                   BALANCE AT    PURCHASES     FROM       ON    APPRECIATION/ APRIL 30,      AS OF      DIVIDEND     GAIN
                OCTOBER 31, 2018  AT COST     SALES     SALES   DEPRECIATION     2019    APRIL 30, 2019  INCOME  DISTRIBUTIONS
                ---------------- ---------- ---------- -------- ------------- ---------- -------------- -------- -------------
ENHANCED U.S.
  LARGE
  COMPANY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $    2,270    $   25,071 $   24,923    --          --      $    2,418        209     $    44       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $    2,270    $   25,071 $   24,923    --          --      $    2,418        209     $    44       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. LARGE CAP
  EQUITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $   40,426    $  100,005 $   99,326    --        $  3      $   41,108      3,553     $   438       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $   40,426    $  100,005 $   99,326    --        $  3      $   41,108      3,553     $   438       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. TARGETED
  VALUE
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $1,345,682    $2,108,020 $2,353,465   $(6)       $ 88      $1,100,319     95,093     $14,072       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $1,345,682    $2,108,020 $2,353,465   $(6)       $ 88      $1,100,319     95,093     $14,072       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. SMALL CAP
  VALUE
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $1,667,171    $2,549,835 $2,716,020   $ 2        $112      $1,501,100    129,730     $19,074       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $1,667,171    $2,549,835 $2,716,020   $ 2        $112      $1,501,100    129,730     $19,074       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. CORE
  EQUITY 1
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $1,470,055    $3,195,064 $3,027,363   $(3)       $109      $1,637,862    141,549     $17,322       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $1,470,055    $3,195,064 $3,027,363   $(3)       $109      $1,637,862    141,549     $17,322       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==

                                                         NET
                                                       REALIZED    CHANGE
                                                        GAIN/        IN
                                             PROCEEDS   (LOSS)   UNREALIZED   BALANCE AT     SHARES                 CAPITAL
                   BALANCE AT    PURCHASES     FROM       ON    APPRECIATION/ APRIL 30,      AS OF      DIVIDEND     GAIN
                OCTOBER 31, 2018  AT COST     SALES     SALES   DEPRECIATION     2019    APRIL 30, 2019  INCOME  DISTRIBUTIONS
                ---------------- ---------- ---------- -------- ------------- ---------- -------------- -------- -------------
U.S. CORE
  EQUITY 2
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $1,747,162    $3,862,709 $3,700,135   $(5)       $127      $1,909,858    165,056     $19,924       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $1,747,162    $3,862,709 $3,700,135   $(5)       $127      $1,909,858    165,056     $19,924       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. VECTOR
  EQUITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  376,160    $  775,907 $  772,537   $(1)       $ 32      $  379,561     32,803     $ 5,102       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $  376,160    $  775,907 $  772,537   $(1)       $ 32      $  379,561     32,803     $ 5,102       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. SMALL CAP
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $2,515,622    $4,560,152 $4,295,830   $19        $200      $2,780,163    240,270     $31,488       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $2,515,622    $4,560,152 $4,295,830   $19        $200      $2,780,163    240,270     $31,488       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. MICRO CAP
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  958,074    $1,184,350 $1,344,875   $ 1        $ 66      $  797,616     68,932     $10,000       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $  958,074    $1,184,350 $1,344,875   $ 1        $ 66      $  797,616     68,932     $10,000       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
U.S. HIGH
  RELATIVE
  PROFITABILITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $    9,440    $   75,836 $   73,693    --        $  1      $   11,584      1,001          --       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $    9,440    $   75,836 $   73,693    --        $  1      $   11,584      1,001          --       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
DFA REAL
  ESTATE
  SECURITIES
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  359,453    $1,161,249 $1,213,797   $ 4        $ 17      $  306,926     26,525     $ 3,285       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $  359,453    $1,161,249 $1,213,797   $ 4        $ 17      $  306,926     26,525     $ 3,285       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==
LARGE CAP
  INTERNATIONAL
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  206,350    $  906,019 $  783,135   $(6)       $ 20      $  329,248     28,455     $ 2,366       --
                   ----------    ---------- ----------   ---        ----      ----------    -------     -------       --
TOTAL              $  206,350    $  906,019 $  783,135   $(6)       $ 20      $  329,248     28,455     $ 2,366       --
                   ==========    ========== ==========   ===        ====      ==========    =======     =======       ==

                                                          NET       CHANGE
                                                       REALIZED       IN
                                             PROCEEDS    GAIN/    UNREALIZED   BALANCE AT     SHARES                 CAPITAL
                   BALANCE AT    PURCHASES     FROM    (LOSS) ON APPRECIATION/ APRIL 30,      AS OF      DIVIDEND     GAIN
                OCTOBER 31, 2018  AT COST     SALES      SALES   DEPRECIATION     2019    APRIL 30, 2019  INCOME  DISTRIBUTIONS
                ---------------- ---------- ---------- --------- ------------- ---------- -------------- -------- -------------
INTERNATIONAL
  CORE EQUITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $1,604,446    $3,443,369 $2,965,660 $      4    $     96    $2,082,255    179,955     $ 19,587       --
                   ----------    ---------- ---------- --------    --------    ----------    -------     --------     ----
TOTAL              $1,604,446    $3,443,369 $2,965,660 $      4    $     96    $2,082,255    179,955     $ 19,587       --
                   ==========    ========== ========== ========    ========    ==========    =======     ========     ====
GLOBAL SMALL
  COMPANY
  PORTFOLIO
DFA US Small
  Cap Portfolio    $   17,009    $    3,492 $    1,177 $   (237)   $    306    $   19,393        557     $     87     $587
                   ----------    ---------- ---------- --------    --------    ----------    -------     --------     ----
TOTAL              $   17,009    $    3,492 $    1,177 $   (237)   $    306    $   19,393        557     $     87     $587
                   ==========    ========== ========== ========    ========    ==========    =======     ========     ====
DFA
  INTERNATIONAL
  REAL ESTATE
  SECURITIES
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  214,317    $  946,349 $  975,164 $      1    $      9    $  185,512     16,032     $  2,292       --
                   ----------    ---------- ---------- --------    --------    ----------    -------     --------     ----
TOTAL              $  214,317    $  946,349 $  975,164 $      1    $      9    $  185,512     16,032     $  2,292       --
                   ==========    ========== ========== ========    ========    ==========    =======     ========     ====
DFA GLOBAL
  REAL ESTATE
  SECURITIES
  PORTFOLIO
DFA
  International
  Real Estate
  Securities
  Portfolio        $2,584,363    $  380,344 $  194,400 $(24,567)   $152,977    $2,898,717    569,492     $148,006       --
DFA Real
  Estate
  Securities
  Portfolio         1,355,084             1    243,212   48,541      72,038     1,232,452     32,459       21,999       --
The DFA Short
  Term
  Investment
  Fund                 89,035       362,784    365,208        9           2        86,622      7,486        1,154       --
                   ----------    ---------- ---------- --------    --------    ----------    -------     --------     ----
TOTAL              $4,028,482    $  743,129 $  802,820 $ 23,983    $225,017    $4,217,791    609,437     $171,159       --
                   ==========    ========== ========== ========    ========    ==========    =======     ========     ====
DFA
  INTERNATIONAL
  SMALL CAP
  VALUE
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  948,096    $1,067,957 $1,218,789 $      8    $     56    $  797,328     68,907     $ 10,164       --
                   ----------    ---------- ---------- --------    --------    ----------    -------     --------     ----
TOTAL              $  948,096    $1,067,957 $1,218,789 $      8    $     56    $  797,328     68,907     $ 10,164       --
                   ==========    ========== ========== ========    ========    ==========    =======     ========     ====
INTERNATIONAL
  VECTOR
  EQUITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund             $  166,426    $  301,790 $  296,525 $     (1)   $     11    $  171,701     14,839     $  1,859       --
                   ----------    ---------- ---------- --------    --------    ----------    -------     --------     ----
TOTAL              $  166,426    $  301,790 $  296,525 $     (1)   $     11    $  171,701     14,839     $  1,859       --
                   ==========    ========== ========== ========    ========    ==========    =======     ========     ====

                                                      NET
                                                    REALIZED    CHANGE
                                                     GAIN/        IN
                                           PROCEEDS  (LOSS)   UNREALIZED   BALANCE AT     SHARES                 CAPITAL
                   BALANCE AT    PURCHASES   FROM      ON    APPRECIATION/ APRIL 30,      AS OF      DIVIDEND     GAIN
                OCTOBER 31, 2018  AT COST   SALES    SALES   DEPRECIATION     2019    APRIL 30, 2019  INCOME  DISTRIBUTIONS
                ---------------- --------- -------- -------- ------------- ---------- -------------- -------- -------------
INTERNATIONAL
  HIGH
  RELATIVE
  PROFITABILITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund              $ 12,685     $ 90,169  $ 74,424 $    (1)         --     $ 28,429       2,457          --         --
                    --------     --------  -------- -------     -------     --------      ------      ------     ------
TOTAL               $ 12,685     $ 90,169  $ 74,424 $    (1)         --     $ 28,429       2,457          --         --
                    ========     ========  ======== =======     =======     ========      ======      ======     ======
WORLD EX U.S.
  VALUE
  PORTFOLIO
DFA
  International
  Small Cap
  Value
  Portfolio         $ 23,071     $  6,574  $  3,487 $  (628)    $   265     $ 25,795       1,380      $  331     $  766
                    --------     --------  -------- -------     -------     --------      ------      ------     ------
TOTAL               $ 23,071     $  6,574  $  3,487 $  (628)    $   265     $ 25,795       1,380      $  331     $  766
                    ========     ========  ======== =======     =======     ========      ======      ======     ======
WORLD EX U.S.
  TARGETED
  VALUE
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund              $  4,659     $  6,027  $  8,751      --          --     $  1,935         167      $   41         --
                    --------     --------  -------- -------     -------     --------      ------      ------     ------
TOTAL               $  4,659     $  6,027  $  8,751      --          --     $  1,935         167      $   41         --
                    ========     ========  ======== =======     =======     ========      ======      ======     ======
WORLD EX U.S.
  CORE EQUITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund              $130,312     $369,432  $310,020 $    (1)    $     9     $189,732      16,397      $1,720         --
                    --------     --------  -------- -------     -------     --------      ------      ------     ------
TOTAL               $130,312     $369,432  $310,020 $    (1)    $     9     $189,732      16,397      $1,720         --
                    ========     ========  ======== =======     =======     ========      ======      ======     ======
WORLD CORE
  EQUITY
  PORTFOLIO
U.S. Core
  Equity 1
  Portfolio         $404,139     $ 55,010  $ 13,244 $(1,534)    $35,031     $479,402      19,720      $3,663     $2,509
International
  Core Equity
  Portfolio          255,226       32,860     3,419    (629)     16,113      300,151      22,602       2,819         --
Emerging
  Markets Core
  Equity
  Portfolio           81,772       13,831     2,722    (527)     10,661      103,015       4,868         660         --
                    --------     --------  -------- -------     -------     --------      ------      ------     ------
TOTAL               $741,137     $101,701  $ 19,385 $(2,690)    $61,805     $882,568      47,190      $7,142     $2,509
                    ========     ========  ======== =======     =======     ========      ======      ======     ======
SELECTIVELY
  HEDGED
  GLOBAL
  EQUITY
  PORTFOLIO
U.S. Core
  Equity 2
  Portfolio         $181,750     $ 19,658  $  8,243 $(1,002)    $12,570     $204,733       9,144      $1,692     $1,971
International
  Core Equity
  Portfolio          130,496        7,538     7,967  (1,343)      7,780      136,504      10,279       1,430         --
Emerging
  Markets Core
  Equity
  Portfolio           66,401        4,892     3,673    (715)      8,486       75,391       3,563         540         --
                    --------     --------  -------- -------     -------     --------      ------      ------     ------
TOTAL               $378,647     $ 32,088  $ 19,883 $(3,060)    $28,836     $416,628      22,986      $3,662     $1,971
                    ========     ========  ======== =======     =======     ========      ======      ======     ======

                                                         NET
                                                       REALIZED    CHANGE
                                                        GAIN/        IN
                                             PROCEEDS   (LOSS)   UNREALIZED   BALANCE AT     SHARES                 CAPITAL
                   BALANCE AT    PURCHASES     FROM       ON    APPRECIATION/ APRIL 30,      AS OF      DIVIDEND     GAIN
                OCTOBER 31, 2018  AT COST     SALES     SALES   DEPRECIATION     2019    APRIL 30, 2019  INCOME  DISTRIBUTIONS
                ---------------- ---------- ---------- -------- ------------- ---------- -------------- -------- -------------
EMERGING
  MARKETS CORE
  EQUITY
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund              $733,703     $1,738,149 $1,824,238   $ 9         $56       $647,679      55,974     $10,125       --
                    --------     ---------- ----------   ---         ---       --------      ------     -------       --
TOTAL               $733,703     $1,738,149 $1,824,238   $ 9         $56       $647,679      55,974     $10,125       --
                    ========     ========== ==========   ===         ===       ========      ======     =======       ==
EMERGING
  MARKETS
  TARGETED
  VALUE
  PORTFOLIO
The DFA Short
  Term
  Investment
  Fund                    --     $    6,290 $    5,562    --          --       $    728          63          --       --
                    --------     ---------- ----------   ---         ---       --------      ------     -------       --
TOTAL                     --     $    6,290 $    5,562    --          --       $    728          63          --       --
                    ========     ========== ==========   ===         ===       ========      ======     =======       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM   TAX EXEMPT
                                         CAPITAL GAINS  CAPITAL GAINS   INCOME     TOTAL
                                         -------------- ------------- ---------- ----------
Enhanced U.S. Large Company Portfolio
2017....................................    $  5,224     $    4,088       --     $    9,312
2018....................................      25,719         29,522       --         55,241
U.S. Large Cap Equity Portfolio
2017....................................      18,564             --       --         18,564
2018....................................      22,154             --       --         22,154
U.S. Large Cap Value Portfolio
2017....................................     403,296        446,577       --        849,873
2018....................................     514,712      1,084,643       --      1,599,355

                                         NET INVESTMENT
                                           INCOME AND   LONG-TERM
                                           SHORT-TERM    CAPITAL  TAX EXEMPT
                                         CAPITAL GAINS    GAINS     INCOME    TOTAL
                                         -------------- --------- ---------- --------
U.S. Targeted Value Portfolio
2017....................................    $121,188    $282,318      --     $403,506
2018....................................     150,659     435,624      --      586,283
U.S. Small Cap Value Portfolio
2017....................................     113,837     533,287      --      647,124
2018....................................     181,057     653,833      --      834,890
U.S. Core Equity 1 Portfolio
2017....................................     310,434      71,615      --      382,049
2018....................................     344,039     116,824      --      460,863
U.S. Core Equity 2 Portfolio
2017....................................     322,547     122,469      --      445,016
2018....................................     362,649     214,753      --      577,402
U.S. Vector Equity Portfolio
2017....................................      55,976     101,959      --      157,935
2018....................................      61,316     164,690      --      226,006
U.S. Small Cap Portfolio
2017....................................     168,390     343,192      --      511,582
2018....................................     220,415     608,203      --      828,618
U.S. Micro Cap Portfolio
2017....................................      43,959     255,837      --      299,796
2018....................................      68,087     260,436      --      328,523
U.S. High Relative Profitability
  Portfolio
2017....................................         541          --      --          541
2018....................................       5,717          --      --        5,717
DFA Real Estate Securities Portfolio
2017....................................     193,286      90,576      --      283,862
2018....................................     419,917      19,701      --      439,618
Large Cap International Portfolio
2017....................................     111,606          --      --      111,606
2018....................................     132,270          --      --      132,270
International Core Equity Portfolio
2017....................................     533,126          --      --      533,126
2018....................................     711,406          --      --      711,406
Global Small Company Portfolio
2017....................................          --          --      --           --
2018....................................         269          81      --          350
International Small Company Portfolio
2017....................................     224,540     251,076      --      475,616
2018....................................     335,310     375,728      --      711,038
Japanese Small Company Portfolio
2017....................................       9,568          --      --        9,568
2018....................................      15,937          --      --       15,937
Asia Pacific Small Company Portfolio
2017....................................       8,894          --      --        8,894
2018....................................      13,370          --      --       13,370

                                         NET INVESTMENT
                                           INCOME AND   LONG-TERM  TAX
                                           SHORT-TERM    CAPITAL  EXEMPT
                                         CAPITAL GAINS    GAINS   INCOME  TOTAL
                                         -------------- --------- ------ --------
United Kingdom Small Company Portfolio
2017....................................    $  1,322    $  1,684    --   $  3,006
2018....................................       1,616       2,308    --      3,924
Continental Small Company Portfolio
2017....................................       7,715          --    --      7,715
2018....................................      15,452       4,962    --     20,414
DFA International Real Estate
  Securities Portfolio
2017....................................     326,892          --    --    326,892
2018....................................     241,977          --    --    241,977
DFA Global Real Estate Securities
  Portfolio
2017....................................     224,755      18,247    --    243,002
2018....................................     212,543      42,954    --    255,497
DFA International Small Cap Value
  Portfolio
2017....................................     199,261     410,189    --    609,450
2018....................................     418,957     477,828    --    896,785
International Vector Equity Portfolio
2017....................................      50,390       4,041    --     54,431
2018....................................      59,115      10,130    --     69,245
International High Relative
  Profitability Portfolio
2017....................................         299          --    --        299
2018....................................       3,960          --    --      3,960
World ex U.S. Value Portfolio
2017....................................       4,532          --    --      4,532
2018....................................       8,118          --    --      8,118
World ex U.S. Targeted Value Portfolio
2017....................................       7,684          --    --      7,684
2018....................................      10,452       8,307    --     18,759
World ex U.S. Core Equity Portfolio
2017....................................      52,690          --    --     52,690
2018....................................      75,944          --    --     75,944
World Core Equity Portfolio
2017....................................       9,033       1,231    --     10,264
2018....................................      13,426       1,076    --     14,502
Selectively Hedged Global Equity
  Portfolio
2017....................................       6,737       2,369    --      9,106
2018....................................       8,085       3,086    --     11,171
Emerging Markets Portfolio
2017....................................     107,522          --    --    107,522
2018....................................     115,293          --    --    115,293
Emerging Markets Small Cap Portfolio
2017....................................     157,661     117,099    --    274,760
2018....................................     194,789     145,194    --    339,983
Emerging Markets Value Portfolio
2017....................................     340,613          --    --    340,613
2018....................................     439,431          --    --    439,431

                                         NET INVESTMENT
                                           INCOME AND   LONG-TERM  TAX
                                           SHORT-TERM    CAPITAL  EXEMPT
                                         CAPITAL GAINS    GAINS   INCOME  TOTAL
                                         -------------- --------- ------ --------
Emerging Markets Core Equity Portfolio
2017....................................    $449,166       --       --   $449,166
2018....................................     593,704       --       --    593,704

   Emerging Markets Targeted Value Portfolio commenced operations on November 14, 2018, and did not pay any distributions for the years ended October 31, 2017 and October 31, 2018.

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                              NET INVESTMENT
                                                INCOME AND
                                                SHORT-TERM     LONG-TERM
                                              CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                              -------------- ------------- --------
Enhanced U.S. Large Company Portfolio........    $ (1,408)     $ (1,530)   $ (2,938)
U.S. Large Cap Equity Portfolio..............        (357)           --        (357)
U.S. Large Cap Value Portfolio...............          --            --          --
U.S. Targeted Value Portfolio................      (9,743)      (54,694)    (64,437)
U.S. Small Cap Value Portfolio...............     (15,731)      (51,413)    (67,144)
U.S. Core Equity 1 Portfolio.................     (13,364)           --     (13,364)
U.S. Core Equity 2 Portfolio.................     (20,891)           --     (20,891)
U.S. Vector Equity Portfolio.................      (7,088)       (2,848)     (9,936)
U.S. Small Cap Portfolio.....................     (23,533)      (26,221)    (49,754)
U.S. Micro Cap Portfolio.....................      (3,203)      (12,725)    (15,928)
U.S. High Relative Profitability Portfolio...        (193)           --        (193)
DFA Real Estate Securities Portfolio.........      (9,851)           --      (9,851)
Large Cap International Portfolio............      (4,292)           --      (4,292)
International Core Equity Portfolio..........     (23,119)           --     (23,119)
Global Small Company Portfolio...............          --            --          --
International Small Company Portfolio........          --            --          --
Japanese Small Company Portfolio.............      (1,059)       (2,684)     (3,743)
Asia Pacific Small Company Portfolio.........          --            --          --
United Kingdom Small Company Portfolio.......         (77)           --         (77)
Continental Small Company Portfolio..........        (928)           --        (928)
DFA International Real Estate Securities
  Portfolio..................................     (19,408)           --     (19,408)
DFA Global Real Estate Securities Portfolio..      (7,079)           --      (7,079)
DFA International Small Cap Value Portfolio..     (19,215)      (28,149)    (47,364)
International Vector Equity Portfolio........      (6,163)       (2,933)     (9,096)
International High Relative Profitability
  Portfolio..................................        (103)           --        (103)
World ex U.S. Value Portfolio................          --            --          --
World ex U.S. Targeted Value Portfolio.......      (1,061)       (2,176)     (3,237)
World ex U.S. Core Equity Portfolio..........      (7,411)           --      (7,411)
World Core Equity Portfolio..................        (493)           --        (493)
Selectively Hedged Global Equity Portfolio...      (1,272)           --      (1,272)
Emerging Markets Portfolio...................     (10,684)           --     (10,684)
Emerging Markets Small Cap Portfolio.........     (16,030)       (7,390)    (23,420)

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM
                                         CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                         -------------- ------------- --------
Emerging Markets Value Portfolio........    $(33,795)        --       $(33,795)
Emerging Markets Core Equity Portfolio..     (32,445)        --        (32,445)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                         UNDISTRIBUTED NET                                              TOTAL NET
                                            INVESTMENT                                                DISTRIBUTABLE
                                            INCOME AND     UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                            SHORT-TERM       LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                           CAPITAL GAINS   CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                         ----------------- ------------- ------------- -------------- -------------
Enhanced U.S. Large Company Portfolio...     $  8,086       $    8,489            --     $   (5,049)   $   11,526
U.S. Large Cap Equity Portfolio.........        2,608               --     $  (7,319)       308,854       304,143
U.S. Large Cap Value Portfolio..........           --        1,212,987            --      6,083,694     7,296,681
U.S. Targeted Value Portfolio...........       25,174          393,217            --      1,450,990     1,869,381
U.S. Small Cap Value Portfolio..........       16,454          770,011            --      3,126,951     3,913,416
U.S. Core Equity 1 Portfolio............       36,643          148,728            --      7,560,850     7,746,221
U.S. Core Equity 2 Portfolio............       45,900          263,318            --      8,153,732     8,462,950
U.S. Vector Equity Portfolio............        4,317          105,122            --      1,464,498     1,573,937
U.S. Small Cap Portfolio................       36,923          555,631            --      3,704,534     4,297,088
U.S. Micro Cap Portfolio................           --          254,466            --      2,157,150     2,411,616
U.S. High Relative Profitability
  Portfolio.............................          745               --        (2,369)         9,555         7,931
DFA Real Estate Securities Portfolio....       23,070               --       (42,891)     2,012,218     1,992,397
Large Cap International Portfolio.......       19,811               --       (12,549)       326,092       333,354
International Core Equity Portfolio.....      165,491               --      (252,331)     1,179,546     1,092,706
Global Small Company Portfolio..........          197               --          (279)        (2,130)       (2,212)
International Small Company Portfolio...      195,298          517,618            --        534,015     1,246,931
Japanese Small Company Portfolio........        6,173           31,506            --         55,739        93,418
Asia Pacific Small Company Portfolio....        9,543               --       (17,952)       (30,197)      (38,606)
United Kingdom Small Company Portfolio..          137            1,437            --          2,995         4,569
Continental Small Company Portfolio.....        1,001           19,389            --         (6,556)       13,834
DFA International Real Estate
  Securities Portfolio..................      258,919               --      (255,224)      (552,655)     (548,960)
DFA Global Real Estate Securities
  Portfolio.............................      156,841               --        (2,159)       498,248       652,930
DFA International Small Cap Value
  Portfolio.............................       78,546          428,575            --        634,402     1,141,523
International Vector Equity Portfolio...       20,059           72,076            --        137,286       229,421
International High Relative
  Profitability Portfolio...............          525               --        (1,545)       (23,727)      (24,747)
World ex U.S. Value Portfolio...........        1,245            5,004            --          3,800        10,049
World ex U.S. Targeted Value Portfolio..          756           11,822            --        (19,140)       (6,562)
World ex U.S. Core Equity Portfolio.....       22,035           15,897            --        (55,982)      (18,050)
World Core Equity Portfolio.............          620            4,776            --         46,620        52,016

                     UNDISTRIBUTED                                               TOTAL NET
                     NET INVESTMENT                                            DISTRIBUTABLE
                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                     -------------- ------------- ------------- -------------- -------------
Selectively Hedged
  Global Equity
  Portfolio.........    $  9,794      $  4,519              --    $   47,990    $   62,303
Emerging Markets
  Portfolio.........      24,407            --     $  (156,404)    1,223,071     1,091,074
Emerging Markets
  Small Cap
  Portfolio.........      64,108       173,891              --      (553,887)     (315,888)
Emerging Markets
  Value Portfolio...     168,442            --      (1,087,131)       72,401      (846,288)
Emerging Markets
  Core Equity
  Portfolio.........     130,314            --        (798,349)      617,399       (50,636)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                         2019   UNLIMITED  TOTAL
                                                        ------- --------- --------
Enhanced U.S. Large Company Portfolio..................      --       --        --
U.S. Large Cap Equity Portfolio........................      -- $  7,319  $  7,319
U.S. Large Cap Value Portfolio.........................      --       --        --
U.S. Targeted Value Portfolio..........................      --       --        --
U.S. Small Cap Value Portfolio.........................      --       --        --
U.S. Core Equity 1 Portfolio...........................      --       --        --
U.S. Core Equity 2 Portfolio...........................      --       --        --
U.S. Vector Equity Portfolio...........................      --       --        --
U.S. Small Cap Portfolio...............................      --       --        --
U.S. Micro Cap Portfolio...............................      --       --        --
U.S. High Relative Profitability Portfolio.............      --    2,369     2,369
DFA Real Estate Securities Portfolio...................      --   42,891    42,891
Large Cap International Portfolio...................... $12,549       --    12,549
International Core Equity Portfolio....................      --  252,331   252,331
Global Small Company Portfolio.........................      --      279       279
International Small Company Portfolio..................      --       --        --
Japanese Small Company Portfolio.......................      --       --        --
Asia Pacific Small Company Portfolio...................      --   17,952    17,952
United Kingdom Small Company Portfolio.................      --       --        --
Continental Small Company Portfolio....................      --       --        --
DFA International Real Estate Securities Portfolio.....  69,466  185,757   255,223
DFA Global Real Estate Securities Portfolio............      --    2,159     2,159
DFA International Small Cap Value Portfolio............      --       --        --
International Vector Equity Portfolio..................      --       --        --
International High Relative Profitability Portfolio....      --    1,545     1,545
World ex U.S. Value Portfolio..........................      --       --        --
World ex U.S. Targeted Value Portfolio.................      --       --        --
World ex U.S. Core Equity Portfolio....................      --       --        --

                                                      2019 UNLIMITED    TOTAL
                                                      ---- ---------- ----------
World Core Equity Portfolio..........................  --          --         --
Selectively Hedged Global Equity Portfolio...........  --          --         --
Emerging Markets Portfolio...........................  --  $  156,404 $  156,404
Emerging Markets Small Cap Portfolio.................  --          --         --
Emerging Markets Value Portfolio.....................  --   1,087,131  1,087,131
Emerging Markets Core Equity Portfolio...............  --     798,349    798,349

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

     U.S. Large Cap Equity Portfolio............................. $  3,268
     Large Cap International Portfolio...........................    6,881
     International Core Equity Portfolio.........................   52,488
     Japanese Small Company Portfolio............................    3,708
     World ex U.S. Value Portfolio...............................      226
     World ex U.S. Core Equity Portfolio.........................    5,321
     Emerging Markets Portfolio..................................   65,596
     Emerging Markets Value Portfolio............................  251,589
     Emerging Markets Core Equity Portfolio......................   35,229

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                         NET
                                                                      UNREALIZED
                             FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                             TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                            ----------- ------------ -------------- --------------
Enhanced U.S. Large
  Company Portfolio........ $   323,365 $     1,325   $    (3,050)    $   (1,725)
U.S. Large Cap Equity
  Portfolio................   1,270,275     480,586       (37,576)       443,010
U.S. Large Cap Value
  Portfolio................  19,723,833   6,475,423            --      6,475,423
U.S. Targeted Value
  Portfolio................  10,662,619   2,469,348      (808,083)     1,661,265
U.S. Small Cap Value
  Portfolio................  13,634,064   3,818,348    (1,061,398)     2,756,950
U.S. Core Equity 1
  Portfolio................  18,579,693  10,164,122      (947,561)     9,216,561
U.S. Core Equity 2
  Portfolio................  19,526,449  10,837,114    (1,127,851)     9,709,263
U.S. Vector Equity
  Portfolio................   3,496,533   1,884,785      (269,503)     1,615,282
U.S. Small Cap Portfolio...  16,907,317   5,298,146    (1,311,739)     3,986,407
U.S. Micro Cap Portfolio...   5,389,898   2,444,454      (393,914)     2,050,540
U.S. High Relative
  Profitability Portfolio..   1,056,776     140,742       (25,462)       115,280
DFA Real Estate Securities
  Portfolio................   6,902,792   3,224,687      (259,941)     2,964,746
Large Cap International
  Portfolio................   4,788,277   1,075,782      (349,929)       725,853
International Core Equity
  Portfolio................  28,858,658   5,537,332    (2,792,770)     2,744,562
Global Small Company
  Portfolio................      35,814         471          (566)           (95)
International Small
  Company Portfolio........  11,822,237   1,102,512      (223,658)       878,854
Japanese Small Company
  Portfolio................     557,046      48,330            --         48,330
Asia Pacific Small Company
  Portfolio................     380,145       6,972            --          6,972
United Kingdom Small
  Company Portfolio........      28,284       3,447            --          3,447
Continental Small Company
  Portfolio................     613,232      32,573            --         32,573

                                                                      NET
                                                                   UNREALIZED
                          FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                          TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                         ----------- ------------ -------------- --------------
DFA International Real
  Estate Securities
  Portfolio............. $ 5,787,258  $  959,229   $  (427,339)    $  531,890
DFA Global Real Estate
  Securities Portfolio..   7,271,256   1,296,920      (134,239)     1,162,681
DFA International Small
  Cap Value Portfolio...  13,705,480   2,345,505    (1,544,042)       801,463
International Vector
  Equity Portfolio......   2,497,910     541,633      (287,750)       253,883
International High
  Relative
  Profitability
  Portfolio.............     453,339      30,801       (20,045)        10,756
World ex U.S. Value
  Portfolio.............     264,419      18,661            --         18,661
World ex U.S. Targeted
  Value Portfolio.......     545,549      56,430       (51,670)         4,760
World ex U.S. Core
  Equity Portfolio......   3,605,071     533,697      (332,900)       200,797
World Core Equity
  Portfolio.............     774,775     114,735            --        114,735
Selectively Hedged
  Global Equity
  Portfolio.............     339,799      80,007           (29)        79,978
Emerging Markets
  Portfolio.............   4,245,546   1,870,394            --      1,870,394
Emerging Markets Small
  Cap Portfolio.........   6,808,525     290,666            --        290,666
Emerging Markets Value
  Portfolio.............  17,111,894   1,539,155            --      1,539,155
Emerging Markets Core
  Equity Portfolio......  25,537,818   7,226,455    (3,348,246)     3,878,209
Emerging Markets
  Targeted Value
  Portfolio.............     109,706      11,922        (3,991)         7,931

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                   SIX MONTHS ENDED    YEAR ENDED
                                                   APRIL 30, 2019   OCTOBER 31, 2018
                                                   --------------   ----------------
                                                     (UNAUDITED)
                                                    AMOUNT   SHARES  AMOUNT   SHARES
                                                   -------   ------ --------  ------
U.S. TARGETED VALUE PORTFOLIO
Class R1 Shares
   Shares Issued.................................. $ 6,928     318  $ 21,616     851
   Shares Issued in Lieu of Cash Distributions....   2,170     107     2,923     119
   Shares Redeemed................................  (4,755)   (214)  (28,235) (1,114)
                                                   -------    ----  --------  ------
Net Increase (Decrease) -- Class R1 Shares........ $ 4,343     211  $ (3,696)   (144)
                                                   =======    ====  ========  ======

                                           SIX MONTHS ENDED          YEAR ENDED
                                            APRIL 30, 2019        OCTOBER 31, 2018
                                         --------------------  ---------------------
                                              (UNAUDITED)
                                            AMOUNT     SHARES     AMOUNT     SHARES
                                         -----------  -------  -----------  --------
Class R2 Shares
   Shares Issued........................ $    12,438      559  $    38,144     1,523
   Shares Issued in Lieu of Cash
     Distributions......................       4,653      231        7,940       325
   Shares Redeemed......................     (33,776)  (1,517)     (85,609)   (3,475)
                                         -----------  -------  -----------  --------
Net Increase (Decrease) -- Class R2
  Shares................................ $   (16,685)    (727) $   (39,525)   (1,627)
                                         ===========  =======  ===========  ========
Institutional Class Shares
   Shares Issued........................ $ 1,585,107   73,034  $ 2,152,781    85,162
   Shares Issued in Lieu of Cash
     Distributions......................     448,050   22,111      541,597    21,998
   Shares Redeemed......................  (1,255,349) (57,833)  (2,187,982)  (86,229)
                                         -----------  -------  -----------  --------
Net Increase (Decrease) --
  Institutional Class Shares............ $   777,808   37,312  $   506,396    20,931
                                         ===========  =======  ===========  ========

                                           SIX MONTHS ENDED          YEAR ENDED
                                            APRIL 30, 2019        OCTOBER 31, 2018
                                         --------------------  ---------------------
                                              (UNAUDITED)
                                            AMOUNT     SHARES     AMOUNT     SHARES
                                         -----------  -------  -----------  --------
EMERGING MARKETS VALUE PORTFOLIO
Class R2 Shares
   Shares Issued........................ $     3,814      137  $     6,653       219
   Shares Issued in Lieu of Cash
     Distributions......................         298       11          632        21
   Shares Redeemed......................      (1,467)     (52)     (10,333)     (332)
                                         -----------  -------  -----------  --------
Net Increase (Decrease) -- Class R2
  Shares................................ $     2,645       96  $    (3,048)      (92)
                                         ===========  =======  ===========  ========
Institutional Class Shares
   Shares Issued........................ $ 2,003,563   70,707  $ 2,703,084    87,936
   Shares Issued in Lieu of Cash
     Distributions......................     184,564    6,909      416,344    14,012
   Shares Redeemed......................  (1,501,159) (53,644)  (3,948,131) (128,474)
                                         -----------  -------  -----------  --------
Net Increase (Decrease) --
  Institutional Class Shares............ $   686,968   23,972  $  (828,703)  (26,526)
                                         ===========  =======  ===========  ========

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio and Enhanced U.S. Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio's and Enhanced U.S. Large Company Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. FUTURES CONTRACTS: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities . The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                         FORWARD
                                                        CURRENCY
                                                        CONTRACTS FUTURES
                                                        --------- --------
     Enhanced U.S. Large Company Portfolio.............  $73,682  $323,386
     U.S. Targeted Value Portfolio.....................       --    78,618
     U.S. Small Cap Value Portfolio....................       --   130,425
     U.S. Core Equity 1 Portfolio......................       --   185,025
     U.S. Core Equity 2 Portfolio......................       --   206,485
     U.S. Vector Equity Portfolio......................       --    34,467
     U.S. Small Cap Portfolio..........................       --   113,259
     U.S. Micro Cap Portfolio..........................       --    57,463

                                                           FORWARD
                                                          CURRENCY
                                                          CONTRACTS FUTURES
                                                          --------- --------
    DFA Real Estate Securities Portfolio................. $     --  $ 54,743
    Large Cap International Portfolio....................       --    37,429
    International Core Equity Portfolio..................       --   214,193
    International Small Company Portfolio................       --    63,475
    DFA International Real Estate Securities Portfolio...       --    31,960
    DFA International Small Cap Value Portfolio..........       --   109,213
    International High Relative Profitability Portfolio..       --       161
    World ex U.S. Targeted Value Portfolio...............       --     2,234
    World ex U.S. Core Equity Portfolio..................       --     7,296
    Selectively Hedged Global Equity Portfolio...........  125,572    15,691
    Emerging Markets Core Equity Portfolio...............       --   206,265
    Emerging Markets Targeted Value Portfolio............       --       218

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                   ASSET DERIVATIVES VALUE
                                         --------------------------------------------
                                          TOTAL VALUE      FORWARD
                                               AT         CURRENCY        EQUITY
                                         APRIL 30, 2019 CONTRACTS (1) CONTRACTS *,(2)
                                         -------------- ------------- ---------------
Enhanced U.S. Large Company Portfolio...    $21,179         $494          $20,685
U.S. Targeted Value Portfolio...........      4,852           --            4,852
U.S. Small Cap Value Portfolio..........      3,944           --            3,944
U.S. Core Equity 1 Portfolio............     13,031           --           13,031
U.S. Core Equity 2 Portfolio............     13,721           --           13,721
U.S. Vector Equity Portfolio............      2,185           --            2,185
U.S. Small Cap Portfolio................      8,883           --            8,883
U.S. Micro Cap Portfolio................      3,430           --            3,430
DFA Real Estate Securities Portfolio....      3,633           --            3,633
Large Cap International Portfolio.......      2,229           --            2,229
International Core Equity Portfolio.....     14,630           --           14,630
International Small Company Portfolio...        328           --              328
DFA International Real Estate
  Securities Portfolio..................      2,228           --            2,228
DFA International Small Cap Value
  Portfolio.............................      6,216           --            6,216
Selectively Hedged Global Equity
  Portfolio.............................      1,273          514              759
Emerging Markets Core Equity Portfolio..     13,152           --           13,152

                                                        LIABILITY DERIVATIVES VALUE
                                                        ---------------------------
                                                         TOTAL VALUE      FORWARD
                                                              AT         CURRENCY
                                                        APRIL 30, 2019 CONTRACTS (3)
                                                        -------------- -------------
Enhanced U.S. Large Company Portfolio..................      $(72)         $(72)
Selectively Hedged Global Equity Portfolio.............       (29)          (29)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Receivables/Payables:
   Futures Margin Variation.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                     REALIZED GAIN (LOSS) ON
                                                           DERIVATIVES
                                              -----------------------------------
                                                           FORWARD
                                                          CURRENCY       EQUITY
                                                TOTAL   CONTRACTS (1) CONTRACTS (2)
                                              --------  ------------- -------------
Enhanced U.S. Large Company Portfolio........ $(12,260)    $1,946       $(14,206)*
U.S. Large Cap Equity Portfolio..............      466         --            466*
U.S. Targeted Value Portfolio................   (2,413)        --         (2,413)
U.S. Small Cap Value Portfolio...............   (3,040)        --         (3,040)
U.S. Core Equity 1 Portfolio.................    2,546         --          2,546
U.S. Core Equity 2 Portfolio.................   (4,838)        --         (4,838)
U.S. Vector Equity Portfolio.................    2,204         --          2,204
U.S. Small Cap Portfolio.....................   (1,294)        --         (1,294)
U.S. Micro Cap Portfolio.....................   (5,420)        --         (5,420)
U.S. High Relative Profitability Portfolio...      (52)        --            (52)*
DFA Real Estate Securities Portfolio.........   (6,732)        --         (6,732)
Large Cap International Portfolio............   (1,849)        --         (1,849)
International Core Equity Portfolio..........     (943)        --           (943)
International Small Company Portfolio........   (1,000)        --         (1,000)
DFA International Real Estate Securities
  Portfolio..................................   (1,258)        --         (1,258)
DFA Global Real Estate Securities Portfolio..     (135)        --           (135)*
DFA International Small Cap Value Portfolio..   (2,562)        --         (2,562)
International Vector Equity Portfolio........   (1,747)        --         (1,747)*
International High Relative Profitability
  Portfolio..................................      255         --            255*
World ex U.S. Value Portfolio................     (109)        --           (109)*
World ex U.S. Targeted Value Portfolio.......     (308)        --           (308)*
World ex U.S. Core Equity Portfolio..........   (1,060)        --         (1,060)*
World Core Equity Portfolio..................      (63)        --            (63)*
Selectively Hedged Global Equity Portfolio...      493      2,569         (2,076)
Emerging Markets Core Equity Portfolio.......    2,305         --          2,305
Emerging Markets Targeted Value Portfolio....       39         --             39*

                                                CHANGE IN UNREALIZED APPRECIATION
                                                  (DEPRECIATION) ON DERIVATIVES
                                              -----------------------------------
                                                           FORWARD
                                                          CURRENCY       EQUITY
                                                TOTAL   CONTRACTS (3) CONTRACTS (4)
                                              --------  ------------- -------------
Enhanced U.S. Large Company Portfolio........ $ 40,193     $  (27)      $ 40,220

                                                      CHANGE IN UNREALIZED APPRECIATION
                                                        (DEPRECIATION) ON DERIVATIVES
                                                     -----------------------------------
                                                                FORWARD
                                                               CURRENCY       EQUITY
                                                      TOTAL  CONTRACTS (3) CONTRACTS (4)
                                                     ------- ------------- -------------
U.S. Targeted Value Portfolio....................... $ 6,971         --       $ 6,971
U.S. Small Cap Value Portfolio......................   6,431         --         6,431
U.S. Core Equity 1 Portfolio........................  18,378         --        18,378
U.S. Core Equity 2 Portfolio........................  22,739         --        22,739
U.S. Vector Equity Portfolio........................   1,554         --         1,554
U.S. Small Cap Portfolio............................   8,867         --         8,867
U.S. Micro Cap Portfolio............................   6,144         --         6,144
DFA Real Estate Securities Portfolio................   4,100         --         4,100
Large Cap International Portfolio...................   4,753         --         4,753
International Core Equity Portfolio.................  23,259         --        23,259
International Small Company Portfolio...............   6,908         --         6,908
DFA International Real Estate Securities Portfolio..   3,208         --         3,208
DFA International Small Cap Value Portfolio.........   7,897         --         7,897
Selectively Hedged Global Equity Portfolio..........   1,265    $(1,116)        2,381
Emerging Markets Core Equity Portfolio..............  21,428         --        21,428

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of April 30, 2019, there were no futures contracts outstanding. During the six months ended April 30, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of April 30, 2019 (amounts in thousands):

                                            GROSS AMOUNTS NOT                                     GROSS AMOUNTS NOT
                                              OFFSET IN THE                                         OFFSET IN THE
                                              STATEMENTS OF                                         STATEMENTS OF
                                          ASSETS AND LIABILITIES                                ASSETS AND LIABILITIES
                                          ----------------------                                ----------------------
                                                                                        NET
                                  NET                                                 AMOUNTS
                                AMOUNTS                                                 OF
                               OF ASSETS                                            LIABILITIES
                     GROSS     PRESENTED                                   GROSS     PRESENTED
                    AMOUNTS     IN THE                                    AMOUNTS     IN THE
                       OF     STATEMENTS                                    OF      STATEMENTS
                   RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                     ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION           (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------        ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                          ASSETS                                             LIABILITIES
                   ---------------------------------------------------- -----------------------------------------------------
ENHANCED U.S.
  LARGE
  COMPANY
  PORTFOLIO
Citibank, N.A.....    $267       $267          --         --      $267       --          --          --         --       --
HSBC Bank.........      52         52          --         --        52       --          --          --         --       --
Royal Bank of
  Scotland........     174        174        $(72)        --       102      $72         $72        $(72)        --       --
                      ----       ----        ----         --      ----      ---         ---        ----         --      ---
Total                 $493       $493        $(72)        --      $421      $72         $72        $(72)        --       --
                      ====       ====        ====         ==      ====      ===         ===        ====         ==      ===
SELECTIVELY
  HEDGED GLOBAL
  EQUITY
  PORTFOLIO
Bank of America
  Corp............      --         --          --         --        --      $ 7         $ 7          --         --      $ 7
Citibank, N.A.....    $184       $184        $(21)        --      $163       21          21        $(21)        --       --
State Street Bank
  and Trust.......     285        285          --         --       285       --          --          --         --       --
JP Morgan.........      45         45          --         --        45       --          --          --         --       --
                      ----       ----        ----         --      ----      ---         ---        ----         --      ---
Total                 $514       $514        $(21)        --      $493      $28         $28        $(21)        --      $ 7
                      ====       ====        ====         ==      ====      ===         ===        ====         ==      ===

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                  MAXIMUM
                                         WEIGHTED WEIGHTED                         AMOUNT   OUTSTANDING
                                         AVERAGE  AVERAGE   NUMBER OF   INTEREST  BORROWED  BORROWINGS
                                         INTEREST   LOAN       DAYS     EXPENSE  DURING THE    AS OF
                                           RATE   BALANCE  OUTSTANDING* INCURRED   PERIOD   04/30/2019
                                         -------- -------- ------------ -------- ---------- -----------
U.S. Large Cap Equity Portfolio.........   3.11%  $ 7,339       29        $19     $ 29,727      --
U.S. High Relative Profitability
  Portfolio.............................   3.15%    8,330        9          7       12,562      --
Global Small Company Portfolio..........   3.06%      110       33         --          412      --
International Small Company Portfolio...   3.15%    2,008        1         --        2,008      --
DFA International Real Estate
  Securities Portfolio..................   3.11%   39,852       23         80       97,642      --
DFA Global Real Estate Securities
  Portfolio.............................   3.09%    8,568       24         17       26,204      --
DFA International Small Cap Value
  Portfolio.............................   2.98%   16,501       11         15      110,411      --
International Vector Equity Portfolio...   3.15%    7,247        9          6       12,563      --
World ex U.S. Value Portfolio...........   3.11%      956       30          2       10,385      --
World ex U.S. Targeted Value Portfolio..   2.95%    4,698       27         10       21,220      --
World ex U.S. Core Equity Portfolio.....   2.98%    5,213        8          3       18,667      --
World Core Equity Portfolio.............   2.99%    1,443       22          3        5,444      --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

J. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the six months ended April 30, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                     PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                     --------- -------- --------------------
U.S. Large Cap Equity Portfolio.............. $ 20,138  $ 21,267       $ (3,306)
U.S. Targeted Value Portfolio................  106,096    91,923          2,514
U.S. Small Cap Value Portfolio...............  133,099   253,842         38,051
U.S. Core Equity 1 Portfolio.................   30,829    16,495        (11,666)
U.S. Core Equity 2 Portfolio.................   39,961    38,572        (15,659)
U.S. Vector Equity Portfolio.................   10,887    27,589          5,110
U.S. Small Cap Portfolio.....................  103,935    50,372         (1,906)
U.S. Micro Cap Portfolio.....................   73,099    48,867         10,624
U.S. High Relative Profitability Portfolio...   21,715     6,506            (58)
DFA Real Estate Securities Portfolio.........      553     7,277         (2,620)
Large Cap International Portfolio............   52,972    17,256         (7,797)
International Core Equity Portfolio..........   30,507    42,903        (30,107)
DFA Global Real Estate Securities Portfolio..    3,913        --             --
DFA International Small Cap Value Portfolio..   34,123   145,759         17,627
International Vector Equity Portfolio........   16,785    12,441         (3,441)
International High Relative Profitability
  Portfolio..................................   11,000       949           (533)
World ex U.S. Targeted Value Portfolio.......    9,727     4,088            361
World ex U.S. Core Equity Portfolio..........   18,694     2,936           (210)
Emerging Markets Core Equity Portfolio.......    2,640     4,054         (1,008)

K. SECURITIES LENDING:

   As of April 30, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The non-cash collateral includes short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                  NON-CASH
                                                                 COLLATERAL
                                                                   MARKET
                                                                   VALUE
                                                                 ----------
    U.S. Large Cap Equity Portfolio............................. $   13,283
    U.S. Targeted Value Portfolio...............................    694,543
    U.S. Small Cap Value Portfolio..............................  1,003,444
    U.S. Core Equity 1 Portfolio................................    848,500
    U.S. Core Equity 2 Portfolio................................  1,093,803
    U.S. Vector Equity Portfolio................................    209,554
    U.S. Small Cap Portfolio....................................  1,510,374
    U.S. Micro Cap Portfolio....................................    375,709
    U.S. High Relative Profitability Portfolio..................     13,942
    DFA Real Estate Securities Portfolio........................    163,980
    Large Cap International Portfolio...........................     30,584

                                                                  NON-CASH
                                                                 COLLATERAL
                                                                   MARKET
                                                                   VALUE
                                                                 ----------
    International Core Equity Portfolio.........................  $459,226
    DFA International Real Estate Securities Portfolio..........    46,487
    DFA International Small Cap Value Portfolio.................   297,175
    International Vector Equity Portfolio.......................    58,678
    International High Relative Profitability Portfolio.........     1,602
    World ex U.S. Targeted Value Portfolio......................     5,581
    World ex U.S. Core Equity Portfolio.........................    73,029
    Emerging Markets Core Equity Portfolio......................   893,018
    Emerging Markets Targeted Value Portfolio...................     1,550

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                  AS OF APRIL 30, 2019
                                                     -----------------------------------------------
                                                     OVERNIGHT            BETWEEN
                                                        AND               30 & 90
                                                     CONTINUOUS  <30 DAYS  DAYS   >90 DAYS   TOTAL
                                                     ----------  -------- ------- -------- ----------
SECURITIES LENDING TRANSACTIONS
ENHANCED U.S. LARGE COMPANY PORTFOLIO
   Bonds............................................ $    2,418     --      --       --    $    2,418
U.S. LARGE CAP EQUITY PORTFOLIO
   Common Stocks....................................     41,108     --      --       --        41,108
U.S. TARGETED VALUE PORTFOLIO
   Common Stocks, Preferred Stocks..................  1,100,319     --      --       --     1,100,319
U.S. SMALL CAP VALUE PORTFOLIO
   Common Stocks, Rights/Warrants...................  1,501,100     --      --       --     1,501,100
U.S. CORE EQUITY 1 PORTFOLIO
   Common Stocks....................................  1,637,862     --      --       --     1,637,862
U.S. CORE EQUITY 2 PORTFOLIO
   Common Stocks....................................  1,909,858     --      --       --     1,909,858
U.S. VECTOR EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...................    379,561     --      --       --       379,561
U.S. SMALL CAP PORTFOLIO
   Common Stocks, Rights/Warrants...................  2,780,163     --      --       --     2,780,163
U.S. MICRO CAP PORTFOLIO
   Common Stocks, Preferred Stocks..................    797,616     --      --       --       797,616
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
   Common Stocks....................................     11,584     --      --       --        11,584
DFA REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks....................................    306,926     --      --       --       306,926
LARGE CAP INTERNATIONAL PORTFOLIO
   Common Stocks....................................    329,248     --      --       --       329,248
INTERNATIONAL CORE EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...................  2,082,255     --      --       --     2,082,255
DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks....................................    185,512     --      --       --       185,512
DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks....................................     86,622     --      --       --        86,622
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
   Common Stocks....................................    797,328     --      --       --       797,328
INTERNATIONAL VECTOR EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...................    171,701     --      --       --       171,701
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
   Common Stocks....................................     28,429     --      --       --        28,429
WORLD EX U.S. TARGETED VALUE PORTFOLIO
   Common Stocks....................................      1,935     --      --       --         1,935

                                             REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                           AS OF APRIL 30, 2019
                                           -----------------------------------------------------
                                           OVERNIGHT AND            BETWEEN
                                            CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                           ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
WORLD EX U.S. CORE EQUITY PORTFOLIO
   Common Stocks..........................   $189,732       --         --         --    $189,732
EMERGING MARKETS CORE EQUITY PORTFOLIO
   Common Stocks..........................    647,679       --         --         --     647,679
EMERGING MARKETS TARGETED VALUE PORTFOLIO
   Common Stocks..........................        728       --         --         --         728

L. SHAREHOLDER SERVICING FEES:

   The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

M. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. IN-KIND REDEMPTIONS:

   During the six months ended April 30, 2019, the following Portfolio realized net gains (losses) on in-kind redemptions as follows:

      DFA Real Estate Securities Portfolio........................ $50,622

O. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

P. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                                APPROXIMATE
                                                                                 PERCENTAGE
                                                                   NUMBER OF   OF OUTSTANDING
                                                                  SHAREHOLDERS     SHARES
                                                                  ------------ --------------
Enhanced U.S. Large Company Portfolio-Institutional Class........      3             62%
U.S. Large Cap Equity Portfolio-Institutional Class..............      4             87%
U.S. Large Cap Value Portfolio-Institutional Class...............      3             69%
U.S. Targeted Value Portfolio-Class R1...........................      5             89%
U.S. Targeted Value Portfolio-Class R2...........................      7             85%
U.S. Targeted Value Portfolio-Institutional Class................      3             58%
U.S. Small Cap Value Portfolio-Institutional Class...............      4             70%
U.S. Core Equity 1 Portfolio-Institutional Class.................      5             79%
U.S. Core Equity 2 Portfolio-Institutional Class.................      5             81%
U.S. Vector Equity Portfolio-Institutional Class.................      5             84%
U.S. Small Cap Portfolio-Institutional Class.....................      3             54%
U.S. Micro Cap Portfolio-Institutional Class.....................      4             75%
U.S. High Relative Profitability Portfolio-Institutional Class...      3             90%
DFA Real Estate Securities Portfolio-Institutional Class.........      4             73%
Large Cap International Portfolio-Institutional Class............      3             64%
International Core Equity Portfolio-Institutional Class..........      4             70%
Global Small Company Portfolio-Institutional Class...............      5             97%
International Small Company Portfolio-Institutional Class........      3             64%
Japanese Small Company Portfolio-Institutional Class.............      4             88%
Asia Pacific Small Company Portfolio-Institutional Class.........      3             94%
United Kingdom Small Company Portfolio-Institutional Class.......      4             95%
Continental Small Company Portfolio-Institutional Class..........      3             93%
DFA International Real Estate Securities Portfolio-Institutional
  Class..........................................................      4             90%
DFA Global Real Estate Securities Portfolio-Institutional Class..      3             65%
DFA International Small Cap Value Portfolio-Institutional Class..      4             71%
International Vector Equity Portfolio-Institutional Class........      3             81%
International High Relative Profitability
  Portfolio-Institutional Class..................................      3             91%
World ex U.S. Value Portfolio-Institutional Class................      6             83%
World ex U.S. Targeted Value Portfolio-Institutional Class.......      3             98%
World ex U.S. Core Equity Portfolio-Institutional Class..........      3             73%
World Core Equity Portfolio-Institutional Class..................      6             81%
Selectively Hedged Global Equity Portfolio-Institutional Class...      4             95%
Emerging Markets Portfolio-Institutional Class...................      3             54%

                                                                                APPROXIMATE
                                                                                 PERCENTAGE
                                                                   NUMBER OF   OF OUTSTANDING
                                                                  SHAREHOLDERS     SHARES
                                                                  ------------ --------------
Emerging Markets Small Cap Portfolio-Institutional Class.........      3             54%
Emerging Markets Value Portfolio-Class R2........................      2             91%
Emerging Markets Value Portfolio-Institutional Class.............      2             35%
Emerging Markets Core Equity Portfolio-Institutional Class.......      3             61%
Emerging Markets Targeted Value Portfolio-Institutional Class....      4            100%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee has advised that he intends to appeal the dismissal order to the Second Circuit. The Trustee also moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

Q. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                                  ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                                                  --------------------------------------------
                                                                   NET INCOME FOR      ACCUMULATED
                                                                   THE CURRENT OR     UNDISTRIBUTED
                                                                      PRECEDING        NET PROFITS    PAID-IN
                                                                    FISCAL YEAR,      FROM THE SALE   SURPLUS
                                                                   AND ACCUMULATED    OF SECURITIES   OR OTHER
                                                                  UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                                         INCOME          PROPERTIES      SOURCE
--------------                                                    -----------------   -------------   --------
Enhanced U.S. Large Company Portfolio December 18, 2018..........        83%                0%           17%
U.S. Large Cap Equity Portfolio December 18, 2018................        91%                0%            9%
U.S. Large Cap Value Portfolio December 18, 2018.................        89%                0%           11%
U.S. Targeted Value Portfolio December 18, 2018..................        88%                0%           12%
U.S. Small Cap Value Portfolio December 18, 2018.................        59%                0%           41%
U.S. Core Equity 1 Portfolio December 17, 2018...................        90%                0%           10%
U.S. Core Equity 2 Portfolio December 17, 2018...................        91%                0%            9%
U.S. Vector Equity Portfolio December 18, 2018...................        93%                0%            7%
U.S. Small Cap Portfolio December 17, 2018.......................        80%                0%           20%
U.S. Micro Cap Portfolio December 18, 2018.......................        70%                0%           30%
U.S. High Relative Profitability Portfolio December 18, 2018.....        74%                0%           26%
DFA Real Estate Securities Portfolio December 17, 2018...........        61%                0%           39%
Large Cap International Portfolio December 17, 2018..............        76%                0%           24%
International Core Equity Portfolio December 17, 2018............        70%                0%           30%
International Small Company Portfolio December 18, 2018..........        33%                0%           67%
Japanese Small Company Portfolio December 18, 2018...............         0%                0%          100%

NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940
CONTINUED

                                                                   ESTIMATED % BREAKDOWN OF DISTRIBUTION
                                                                                  SOURCES
                                                                  ---------------------------------------
                                                                   NET INCOME FOR    ACCUMULATED
                                                                   THE CURRENT OR   UNDISTRIBUTED
                                                                      PRECEDING      NET PROFITS  PAID-IN
                                                                    FISCAL YEAR,    FROM THE SALE SURPLUS
                                                                   AND ACCUMULATED  OF SECURITIES OR OTHER
                                                                  UNDISTRIBUTED NET   OR OTHER    CAPITAL
PORTFOLIO NAME                                                         INCOME        PROPERTIES    SOURCE
--------------                                                    ----------------- ------------- --------
Asia Pacific Small Company Portfolio December 18, 2018...........        25%              0%         75%
United Kingdom Small Company Portfolio December 18, 2018.........         0%              0%        100%
Continental Small Company Portfolio December 18, 2018............         0%              0%        100%
DFA International Real Estate Securities Portfolio December 17,
  2018...........................................................         0%              0%        100%
DFA Global Real Estate Securities Portfolio December 18, 2018....        98%              0%          2%
DFA International Small Cap Value Portfolio December 17, 2018....        45%              0%         55%
International Vector Equity Portfolio December 17, 2018..........        63%              0%         37%
International High Relative Profitability Portfolio December 18,
  2018...........................................................        86%              0%         14%
World ex U.S. Value Portfolio December 18, 2018..................        79%              0%         21%
World ex U.S. Targeted Value Portfolio December 18, 2018.........        86%              0%         14%
World ex U.S. Core Equity Portfolio December 18, 2018............        68%              0%         32%
Selectively Hedged Global Equity Portfolio December 18, 2018.....        87%              0%         13%
Emerging Markets Portfolio December 18, 2018.....................        17%              0%         83%
Emerging Markets Small Cap Portfolio December 18, 2018...........        12%              0%         88%
Emerging Markets Value Portfolio December 18, 2018...............        25%              0%         75%
   December 31, 2018.............................................         0%              0%        100%
Emerging Markets Core Equity Portfolio December 17, 2018.........        56%              0%         44%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                   CONSOLIDATED DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                                             BEGINNING  ENDING              EXPENSES
                                                              ACCOUNT  ACCOUNT  ANNUALIZED    PAID
                                                               VALUE    VALUE    EXPENSE     DURING
                                                             11/01/18  04/30/19 RATIO (1)  PERIOD (1)
                                                             --------- -------- ---------- ----------
DFA COMMODITY STRATEGY PORTFOLIO
--------------------------------
Actual Fund Return.......................................... $1,000.00 $991.60     0.33%     $1.63

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                             BEGINNING  ENDING               EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                               VALUE    VALUE     EXPENSE     DURING
                                                             11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                             --------- --------- ---------- ----------
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.16    0.33%     $1.66

--------
(1)DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the combined expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                 CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                       DFA COMMODITY STRATEGY PORTFOLIO
               Corporate.................................  38.1%
               Government................................  20.1%
               Foreign Corporate.........................  18.9%
               Foreign Government........................  21.6%
               Supranational.............................   1.3%
                                                          -----
                                                          100.0%

                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
BONDS -- (79.4%)
AUSTRALIA -- (3.4%)
Commonwealth Bank of Australia
         2.300%, 09/06/19.................................................      2,100  $ 2,097,632
(OMEGA)  2.250%, 03/10/20.................................................      5,000    4,982,008
         2.300%, 03/12/20.................................................      3,000    2,991,381
         5.000%, 03/19/20.................................................      5,000    5,098,849
         2.400%, 11/02/20.................................................      2,246    2,237,085
Macquarie Group, Ltd.
(OMEGA)  6.250%, 01/14/21.................................................      4,842    5,093,321
National Australia Bank, Ltd.
(OMEGA)  2.400%, 12/09/19.................................................      9,500    9,487,069
         2.125%, 05/22/20.................................................        745      740,789
         2.625%, 07/23/20.................................................      4,052    4,050,113
Westpac Banking Corp.
         2.300%, 05/26/20.................................................     17,774   17,706,918
         2.100%, 05/13/21.................................................      1,000      987,558
                                                                                       -----------
TOTAL AUSTRALIA...........................................................              55,472,723
                                                                                       -----------
AUSTRIA -- (0.1%)
Oesterreichische Kontrollbank AG
         1.875%, 01/20/21.................................................      1,500    1,486,441
                                                                                       -----------
BELGIUM -- (2.2%)
Dexia Credit Local SA
         1.875%, 01/29/20.................................................      5,000    4,975,787
         0.200%, 03/16/21................................................. EUR 16,250   18,368,683
Solvay Finance America LLC
(OMEGA)  3.400%, 12/03/20.................................................     12,000   12,066,707
                                                                                       -----------
TOTAL BELGIUM.............................................................              35,411,177
                                                                                       -----------
CANADA -- (15.1%)
Canada Housing Trust No 1
(OMEGA)  1.450%, 06/15/20................................................. CAD 52,000   38,686,184
CPPIB Capital, Inc.
         1.400%, 06/04/20................................................. CAD  6,000    4,460,342
Nutrien, Ltd.
         6.500%, 05/15/19.................................................      1,446    1,447,841
Province of Alberta Canada
         1.900%, 12/06/19.................................................      5,000    4,981,203
         1.250%, 06/01/20................................................. CAD 39,000   28,945,062
Province of British Columbia Canada
         3.700%, 12/18/20................................................. CAD 30,000   23,091,513
Province of Manitoba Canada
#        2.050%, 11/30/20.................................................     15,000   14,893,536

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
CANADA -- (Continued)
Province of Ontario Canada
         4.200%, 06/02/20................................................. CAD 40,000  $ 30,634,023
         4.000%, 06/02/21................................................. CAD  7,000     5,461,641
Province of Quebec Canada
         4.500%, 12/01/20................................................. CAD 50,000    38,925,879
Royal Bank of Canada
         2.980%, 05/07/19................................................. CAD  7,000     5,226,461
         2.150%, 03/06/20.................................................      5,708     5,688,922
         2.350%, 10/30/20.................................................      5,913     5,886,850
Toronto-Dominion Bank (The)
         2.563%, 06/24/20................................................. CAD 39,000    29,285,952
         2.500%, 12/14/20.................................................      1,000       998,098
         3.250%, 06/11/21.................................................     10,000    10,121,161
                                                                                       ------------
TOTAL CANADA..............................................................              248,734,668
                                                                                       ------------
DENMARK -- (0.3%)
Danske Bank A.S.
(OMEGA)  2.800%, 03/10/21.................................................      5,400     5,343,157
                                                                                       ------------
FINLAND -- (0.1%)
Municipality Finance P.L.C.
         1.750%, 05/21/19.................................................      1,150     1,149,503
                                                                                       ------------
FRANCE -- (3.3%)
BNP Paribas SA
         2.375%, 05/21/20.................................................      2,720     2,711,528
BPCE SA
         2.650%, 02/03/21.................................................        330       329,213
Credit Agricole SA
(OMEGA)  2.750%, 06/10/20.................................................      5,000     4,998,165
Electricite de France SA
(OMEGA)  2.350%, 10/13/20.................................................      5,000     4,970,309
Orange SA
         1.625%, 11/03/19.................................................      2,000     1,988,538
Sanofi
         4.000%, 03/29/21.................................................     17,450    17,898,602
         0.875%, 09/22/21................................................. EUR  5,000     5,737,329
Societe Generale SA
         2.625%, 09/16/20.................................................      2,000     1,996,077
Total Capital International SA
#        2.100%, 06/19/19.................................................     13,208    13,198,373
                                                                                       ------------
TOTAL FRANCE..............................................................               53,828,134
                                                                                       ------------
GERMANY -- (4.0%)
Bayer U.S. Finance LLC
         2.375%, 10/08/19.................................................      1,500     1,495,113
BMW US Capital LLC
(OMEGA)  2.000%, 04/11/21.................................................      3,000     2,960,527

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
GERMANY -- (Continued)
Daimler Finance North America LLC
(OMEGA)   2.250%, 03/02/20.................................................    2,925  $ 2,912,174
#(OMEGA)  2.700%, 08/03/20.................................................    3,060    3,052,398
Deutsche Bank AG
#         2.950%, 08/20/20.................................................    7,018    6,963,990
#         3.125%, 01/13/21.................................................    3,889    3,829,863
Deutsche Telekom International Finance BV
(OMEGA)   1.500%, 09/19/19.................................................    3,000    2,984,061
EMD Finance LLC
(OMEGA)   2.400%, 03/19/20.................................................    1,150    1,145,230
Erste Abwicklungsanstalt
          1.375%, 10/30/19.................................................   25,000   24,856,700
State of North Rhine-Westphalia Germany
          1.625%, 01/22/20.................................................    3,650    3,626,436
Volkswagen Group of America Finance LLC
(OMEGA)   2.125%, 05/23/19.................................................   10,000    9,996,170
          2.400%, 05/22/20.................................................    2,000    1,988,942
                                                                                      -----------
TOTAL GERMANY..............................................................            65,811,604
                                                                                      -----------
JAPAN -- (1.8%)
American Honda Finance Corp.
          2.250%, 08/15/19.................................................      610      609,375
Mitsubishi UFJ Financial Group, Inc.
          2.950%, 03/01/21.................................................      882      884,714
Mizuho Financial Group, Inc.
          2.632%, 04/12/21.................................................    2,000    1,992,052
MUFG Bank, Ltd.
          2.350%, 09/08/19.................................................      850      848,867
Sumitomo Mitsui Banking Corp.
          2.650%, 07/23/20.................................................    2,250    2,249,033
Toyota Motor Credit Corp.
          1.400%, 05/20/19.................................................    5,168    5,164,873
#         2.125%, 07/18/19.................................................    1,080    1,078,942
          2.150%, 03/12/20.................................................   16,893   16,850,177
                                                                                      -----------
TOTAL JAPAN                                                                            29,678,033
                                                                                      -----------
NETHERLANDS -- (3.7%)
BNG Bank NV
          2.500%, 02/28/20.................................................    1,800    1,800,081
(OMEGA)   1.750%, 10/05/20.................................................   24,800   24,559,192
ING Bank NV
(OMEGA)   2.500%, 10/01/19.................................................    3,000    2,996,311
Nederlandse Waterschapsbank NV
          1.625%, 03/04/20.................................................    4,362    4,330,088

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
NETHERLANDS -- (Continued)
Shell International Finance BV
#        4.300%, 09/22/19.................................................      12,204 $12,278,632
         1.875%, 05/10/21.................................................      15,000  14,794,765
                                                                                       -----------
TOTAL NETHERLANDS.........................................................              60,759,069
                                                                                       -----------
NORWAY -- (1.9%)
Norway Government Bond
(OMEGA)  3.750%, 05/25/21................................................. NOK 150,000  18,225,432
Equinor ASA
         2.900%, 11/08/20.................................................       3,192   3,207,278
Kommunalbanken A.S.
         1.750%, 05/28/19.................................................       5,000   4,997,170
         1.625%, 01/15/20.................................................       5,450   5,417,333
                                                                                       -----------
TOTAL NORWAY..............................................................              31,847,213
                                                                                       -----------
SPAIN -- (1.7%)
Iberdrola Finance Ireland DAC
(OMEGA)  5.000%, 09/11/19.................................................       2,000   2,014,093
Santander Holdings USA, Inc.
         2.650%, 04/17/20.................................................       4,992   4,979,164
Santander UK Group Holdings P.L.C.
         2.875%, 10/16/20.................................................       9,000   8,980,074
         3.125%, 01/08/21.................................................       1,808   1,807,438
Telefonica Emisiones SA
         5.462%, 02/16/21.................................................       8,000   8,356,574
Telefonica Emisiones SAU
         5.134%, 04/27/20.................................................       2,200   2,248,140
                                                                                       -----------
TOTAL SPAIN                                                                             28,385,483
                                                                                       -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (1.3%)
Council Of Europe Development Bank
         1.750%, 11/14/19.................................................       7,000   6,972,233
European Investment Bank
         1.125%, 02/18/20................................................. CAD  20,020  14,859,362
                                                                                       -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..............................              21,831,595
                                                                                       -----------
SWEDEN -- (4.4%)
Kommuninvest I Sverige AB
         1.000%, 09/15/21................................................. SEK 400,000  43,096,719
Svensk Exportkredit AB
         1.875%, 06/17/19.................................................      17,000  16,983,680
Svenska Handelsbanken AB
         2.250%, 06/17/19.................................................       5,000   4,996,875
(OMEGA)  5.125%, 03/30/20.................................................       6,708   6,851,715
                                                                                       -----------
TOTAL SWEDEN                                                                            71,928,989
                                                                                       -----------

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
SWITZERLAND -- (0.7%)
Credit Suisse AG
    3.000%, 10/29/21.................................................      1,500  $ 1,508,392
Nestle Finance International, Ltd.
    2.125%, 09/10/21................................................. EUR  2,875    3,404,822
UBS AG Stamford CT
    2.375%, 08/14/19.................................................        720      719,521
    2.350%, 03/26/20.................................................      6,000    5,983,886
                                                                                  -----------
TOTAL SWITZERLAND....................................................              11,616,621
                                                                                  -----------
UNITED KINGDOM -- (1.1%)
Barclays P.L.C.
    2.875%, 06/08/20.................................................      5,000    4,986,980
    3.250%, 01/12/21.................................................      1,085    1,084,999
HSBC USA, Inc.
    2.750%, 08/07/20.................................................     10,000   10,002,619
Lloyds Banking Group P.L.C.
#   3.100%, 07/06/21.................................................      1,000    1,002,687
                                                                                  -----------
TOTAL UNITED KINGDOM.................................................              17,077,285
                                                                                  -----------
UNITED STATES -- (34.3%)
3M Co.
    1.625%, 06/15/19.................................................      3,200    3,196,008
AbbVie, Inc.
    2.500%, 05/14/20.................................................     11,317   11,280,037
Allergan Funding SCS
    3.000%, 03/12/20.................................................      5,000    5,001,800
Allergan, Inc.
    3.375%, 09/15/20.................................................      1,570    1,578,432
American Express Credit Corp.
    2.375%, 05/26/20.................................................      6,210    6,188,810
    2.600%, 09/14/20.................................................      1,600    1,597,878
American International Group, Inc.
    2.300%, 07/16/19.................................................      1,500    1,498,609
    3.375%, 08/15/20.................................................      3,470    3,494,967
    6.400%, 12/15/20.................................................      7,000    7,385,859
Amgen, Inc.
    2.200%, 05/11/20.................................................      9,990    9,947,094
Anthem, Inc.
    4.350%, 08/15/20.................................................      1,128    1,148,863
    2.500%, 11/21/20.................................................     11,465   11,407,141
Aon Corp.
    5.000%, 09/30/20.................................................      1,000    1,032,077
Aon P.L.C.
    2.800%, 03/15/21.................................................      3,380    3,379,022
Apple, Inc.
#   1.900%, 02/07/20.................................................     31,000   30,847,275
Autodesk, Inc.
    3.125%, 06/15/20.................................................      1,355    1,359,060
AutoZone, Inc.
    2.500%, 04/15/21.................................................      2,045    2,030,007

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
Bank of America Corp.
    2.625%, 10/19/20.................................................    1,670  $ 1,671,177
Berkshire Hathaway, Inc.
    2.100%, 08/14/19.................................................    2,800    2,795,153
Best Buy Co., Inc.
#   5.500%, 03/15/21.................................................    6,000    6,231,357
Burlington Northern Santa Fe LLC
    4.700%, 10/01/19.................................................      250      252,046
CA, Inc.
    5.375%, 12/01/19.................................................    5,245    5,310,316
Campbell Soup Co.
    4.250%, 04/15/21.................................................    8,000    8,184,183
Capital One Bank USA NA
    2.300%, 06/05/19.................................................    1,242    1,241,934
Capital One NA
    2.400%, 09/05/19.................................................    6,536    6,526,826
Cardinal Health, Inc.
    4.625%, 12/15/20.................................................    5,150    5,288,374
Celgene Corp.
    2.875%, 02/19/21.................................................   10,000    9,998,518
Chevron Corp.
    2.193%, 11/15/19.................................................   15,000   14,969,226
    1.961%, 03/03/20.................................................    8,000    7,956,438
Cisco Systems, Inc.
    1.400%, 09/20/19.................................................   12,330   12,273,891
Citigroup, Inc.
    2.650%, 10/26/20.................................................    2,575    2,571,450
#   2.700%, 03/30/21.................................................    4,790    4,783,910
Citizens Bank NA
#   2.550%, 05/13/21.................................................    8,000    7,963,535
Comerica, Inc.
    2.125%, 05/23/19.................................................    4,000    3,998,710
Discovery Communications LLC
    2.750%, 11/15/19.................................................    1,500    1,496,487
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20.................................................    2,000    2,002,356
Dow Chemical Co. (The)
    4.250%, 11/15/20.................................................    9,625    9,803,327
Eastman Chemical Co.
    2.700%, 01/15/20.................................................    1,207    1,206,106
Enterprise Products Operating LLC
    5.200%, 09/01/20.................................................    3,839    3,959,059
Eversource Energy
    2.500%, 03/15/21.................................................    4,556    4,532,320
Exelon Corp.
    2.850%, 06/15/20.................................................    1,205    1,205,312
Exelon Generation Co. LLC
    4.000%, 10/01/20.................................................    4,282    4,342,016
Exxon Mobil Corp.
#   1.912%, 03/06/20.................................................    3,950    3,929,419

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
         2.222%, 03/01/21.................................................    3,000  $ 2,989,273
Fidelity National Information Services, Inc.
         3.625%, 10/15/20.................................................    1,214    1,225,173
         2.250%, 08/15/21.................................................    4,325    4,275,810
Fifth Third Bancorp
         2.875%, 07/27/20.................................................    4,000    4,007,069
General Electric Co.
#        4.375%, 09/16/20.................................................    7,000    7,126,334
General Mills, Inc.
         2.200%, 10/21/19.................................................    3,500    3,488,511
General Motors Financial Co., Inc.
         3.150%, 01/15/20.................................................    7,000    7,012,569
         4.200%, 03/01/21.................................................      500      508,865
Goldman Sachs Group, Inc. (The)
         2.300%, 12/13/19.................................................      600      598,315
         2.600%, 04/23/20.................................................    2,075    2,071,824
         6.000%, 06/15/20.................................................    8,000    8,273,579
Harley-Davidson Financial Services, Inc.
(OMEGA)  2.150%, 02/26/20.................................................      585      580,760
         2.400%, 06/15/20.................................................    2,600    2,574,720
(OMEGA)  2.850%, 01/15/21.................................................    6,000    5,963,036
Harris Corp.
         2.700%, 04/27/20.................................................    1,205    1,203,144
Hewlett Packard Enterprise Co.
         3.600%, 10/15/20.................................................   12,000   12,112,864
Huntington National Bank
         2.875%, 08/20/20.................................................    2,000    2,003,645
Integrys Holding, Inc.
         4.170%, 11/01/20.................................................    4,060    4,113,803
Intercontinental Exchange, Inc.
         2.750%, 12/01/20.................................................    3,519    3,521,252
International Business Machines Corp.
         2.250%, 02/19/21.................................................    3,615    3,588,509
John Deere Capital Corp.
         2.800%, 03/04/21.................................................    1,000    1,002,474
JPMorgan Chase & Co.
#        2.750%, 06/23/20.................................................    7,900    7,906,471
         4.350%, 08/15/21.................................................      750      776,119
Keurig Dr Pepper, Inc.
         3.200%, 11/15/21.................................................      630      630,456
KeyCorp
         2.900%, 09/15/20.................................................    3,128    3,137,860
Kraft Heinz Foods Co.
         2.800%, 07/02/20.................................................   14,365   14,345,876
Kroger Co. (The)
         1.500%, 09/30/19.................................................    1,565    1,557,129

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
    2.950%, 11/01/21.................................................    2,334  $ 2,340,254
Lam Research Corp.
    2.750%, 03/15/20.................................................    1,098    1,097,391
LG&E & KU Energy LLC
#   3.750%, 11/15/20.................................................    1,244    1,256,968
Liberty Mutual Group, Inc.
    5.000%, 06/01/21.................................................      980    1,016,676
LyondellBasell Industries NV
    6.000%, 11/15/21.................................................    5,000    5,327,377
Marriott International, Inc.
    2.875%, 03/01/21.................................................    1,000      999,620
Marsh & McLennan Cos. Inc.
#   4.800%, 07/15/21.................................................    1,526    1,585,323
Merck & Co., Inc.
    1.850%, 02/10/20.................................................   20,744   20,638,884
Microsoft Corp.
    1.100%, 08/08/19.................................................    4,930    4,911,327
#   1.850%, 02/12/20.................................................    7,000    6,966,728
Molson Coors Brewing Co.
    2.250%, 03/15/20.................................................   12,857   12,790,816
Mondelez International Holdings Netherlands BV
    1.625%, 10/28/19.................................................    2,000    1,988,643
Mylan N.V.
    3.150%, 06/15/21.................................................    1,214    1,214,013
Nasdaq, Inc.
    5.550%, 01/15/20.................................................    1,850    1,886,003
NetApp, Inc.
    3.375%, 06/15/21.................................................    4,880    4,921,220
NextEra Energy Capital Holdings, Inc.
    2.700%, 09/15/19.................................................    1,500    1,498,524
Occidental Petroleum Corp.
    4.100%, 02/01/21.................................................      650      661,454
Omnicom Group, Inc. / Omnicom Capital, Inc.
    4.450%, 08/15/20.................................................    2,190    2,236,666
Oracle Corp.
#   2.250%, 10/08/19.................................................   27,680   27,627,659
Pfizer, Inc.
#   2.100%, 05/15/19.................................................   16,217   16,214,243
Philip Morris International, Inc.
    2.000%, 02/21/20.................................................    1,116    1,109,904
    2.900%, 11/15/21.................................................    5,159    5,183,074
PNC Bank NA
    2.300%, 06/01/20.................................................    2,400    2,391,978
#   2.600%, 07/21/20.................................................    4,116    4,115,070
Progressive Corp. (The)
    3.750%, 08/23/21.................................................    1,576    1,603,638
Regions Financial Corp.
#   3.200%, 02/08/21.................................................    4,400    4,430,928
Republic Services, Inc.
    5.500%, 09/15/19.................................................    1,167    1,178,283

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
Roper Technologies, Inc.
         3.000%, 12/15/20.................................................    5,070  $ 5,076,947
Sempra Energy
         2.850%, 11/15/20.................................................    6,000    5,993,002
Southern Power Co.
         2.375%, 06/01/20.................................................    1,645    1,637,746
Southwest Airlines Co.
         2.750%, 11/06/19.................................................    5,480    5,479,038
SunTrust Banks, Inc.
         2.500%, 05/01/19.................................................    1,735    1,735,000
TD Ameritrade Holding Corp.
         5.600%, 12/01/19.................................................    1,000    1,016,844
Thermo Fisher Scientific, Inc.
         4.500%, 03/01/21.................................................   12,082   12,449,649
TWDC Enterprises 18 Corp.
         2.150%, 09/17/20.................................................    2,500    2,487,315
UnitedHealth Group, Inc.
         2.125%, 03/15/21.................................................    7,305    7,243,204
Verizon Communications, Inc.
         2.625%, 02/21/20.................................................    1,288    1,288,000
         4.600%, 04/01/21.................................................    2,500    2,590,359
Walgreens Boots Alliance, Inc.
         2.700%, 11/18/19.................................................      470      469,779
Walmart, Inc.
         2.850%, 06/23/20.................................................   22,556   22,647,380
Walt Disney Co.
(OMEGA)  4.500%, 02/15/21.................................................    3,624    3,742,629
Wells Fargo & Co.
         2.550%, 12/07/20.................................................    1,450    1,445,930
         4.600%, 04/01/21.................................................    5,000    5,166,607
Xcel Energy, Inc.
         2.400%, 03/15/21.................................................    2,622    2,604,092

                                                                                                 FACE
                                                                                                AMOUNT^     VALUE+
                                                                                                ------- --------------
                                                                                                 (000)
UNITED STATES -- (Continued)
Zimmer Biomet Holdings, Inc.
                            2.700%, 04/01/20.................................................     1,021 $    1,018,998
                                                                                                        --------------
TOTAL UNITED STATES..........................................................................              564,747,008
                                                                                                        --------------
TOTAL BONDS..................................................................................            1,305,108,703
                                                                                                        --------------
U.S. TREASURY OBLIGATIONS -- (20.0%)
U.S. Treasury Bill
                            2.410%, 05/07/19.................................................    32,000     31,987,355
                            2.410%, 05/21/19.................................................    30,000     29,960,188
U.S. Treasury Notes
                            1.250%, 08/31/19.................................................    19,000     18,920,586
                            1.250%, 10/31/19.................................................    26,000     25,848,672
                            1.500%, 10/31/19.................................................    55,000     54,748,633
                            1.000%, 11/30/19.................................................    14,000     13,884,062
                            1.875%, 12/31/19.................................................    25,180     25,083,508
~(double left angle quote)  1.625%, 07/31/20.................................................   130,000    128,842,247
                                                                                                        --------------
TOTAL U.S. TREASURY OBLIGATIONS..............................................................              329,275,251
                                                                                                        --------------
TOTAL INVESTMENT SECURITIES..................................................................            1,634,383,954
                                                                                                        --------------
                                                                                                SHARES
                                                                                                -------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)                        The DFA Short Term Investment Fund                                  921,331     10,660,717
                                                                                                        --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,653,906,919)....................................................................             $1,645,044,671
                                                                                                        ==============

As of April 30, 2019, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

                                                                                           UNREALIZED
                                                                                            FOREIGN
                                                                                            EXCHANGE
                                                                              SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD                COUNTERPARTY                   DATE    (DEPRECIATION)
------------------- ---------------- ---------------------------------------  ---------- --------------
USD    120,933,782  CAD  160,968,947 State Street Bank and Trust               07/09/19    $ 571,469
USD    112,149,755  CAD  149,710,211 Citibank, N.A.                            07/15/19      190,938
                                                                                           ---------
TOTAL APPRECIATION                                                                         $ 762,407
CAD     15,551,907  USD   11,669,232 National Australia Bank Ltd.              07/09/19    $ (40,508)
USD     27,656,318  EUR   24,609,526 State Street Bank and Trust               05/31/19      (12,665)
USD     43,196,014  SEK  411,798,965 Barclays Capital                          05/31/19     (263,525)

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                                                UNREALIZED
                                                                                                 FOREIGN
                                                                                                 EXCHANGE
                                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED      CURRENCY SOLD                  COUNTERPARTY                   DATE    (DEPRECIATION)
-------------------  -------------------- ---------------------------------------  ---------- --------------
USD       18,169,780 NOK      157,439,271 State Street Bank and Trust               06/05/19   $  (103,473)
                                                                                               -----------
TOTAL (DEPRECIATION)                                                                           $  (420,171)
                                                                                               -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                 $   342,236
                                                                                               ===========

As of April 30, 2019, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

                                                                                                      UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL       MARKET      APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE         VALUE      (DEPRECIATION)
-----------                                        --------- ---------- ------------  ------------  --------------
LONG POSITION CONTRACTS:
Brent Crude Oil Futures...........................     26     05/31/19  $  1,851,523  $  1,873,560    $  22,037
CBOT Wheat Futures................................     25     07/12/19       560,710       535,938      (24,772)
Coffee Futures....................................     13     07/19/19       453,179       454,106          927
COMEX Gold 100 Troy Oz. Futures...................     20     06/26/19     2,554,462     2,571,400       16,938
Copper Futures....................................     23     07/29/19     1,689,997     1,669,800      (20,197)
Corn Futures......................................     63     07/12/19     1,158,470     1,141,875      (16,595)
Cotton............................................      8     07/09/19       314,292       307,120       (7,172)
Gas Oil...........................................     10     07/11/19       635,933       638,500        2,567
Gasoline Rbob Futures.............................      8     06/28/19       667,186       683,155       15,969
KCBT Hard Red Winter Wheat Futures................     11     07/12/19       232,511       216,700      (15,811)
Lean Cattle Futures...............................     17     06/28/19       832,702       776,900      (55,802)
Lean Hogs Futures.................................     15     06/14/19       582,688       529,350      (53,338)
LME Nickel Futures................................     32     05/15/19     2,402,433     2,332,320      (70,113)
LME Nickel Futures................................     19     07/17/19     1,484,476     1,389,774      (94,702)
LME Prime Aluminium Futures.......................     45     07/17/19     2,113,093     2,017,125      (95,968)
LME Prime Aluminium Futures.......................     75     05/15/19     3,504,041     3,324,375     (179,666)
LME Zinc Futures..................................     41     05/15/19     2,802,058     2,987,875      185,817
LME Zinc Futures..................................     25     07/17/19     1,800,932     1,776,250      (24,682)
Natural Gas Futures...............................     60     06/26/19     1,608,787     1,570,200      (38,587)
NYMEX NY Harbor ULSD Futures......................      6     06/28/19       526,198       524,588       (1,610)
Silver Futures....................................     10     07/29/19       749,931       749,200         (731)
Soybean Futures...................................     27     07/12/19     1,217,545     1,152,900      (64,645)
Soybean Meal Futures..............................     22     07/12/19       682,295       660,220      (22,075)
Soybean Oil Futures...............................     37     07/12/19       644,371       618,936      (25,435)
Sugar Futures.....................................     46     06/28/19       652,929       635,757      (17,172)
Wti Crude Futures.................................     32     06/20/19     2,056,420     2,047,360       (9,060)
                                                                        ------------  ------------    ---------
TOTAL.............................................                      $ 33,779,162  $ 33,185,284    $(593,878)
SHORT POSITION CONTRACTS:
LME Nickel Futures................................    (32)    05/15/19    (2,505,786)   (2,332,320)     173,466
LME Nickel Futures................................    (11)    07/17/19      (861,931)     (804,606)      57,325
LME Prime Aluminium Futures.......................    (75)    05/15/19    (3,533,371)   (3,324,375)     208,996
LME Prime Aluminium Futures.......................    (26)    07/17/19    (1,213,663)   (1,165,450)      48,213
LME Zinc Futures..................................    (14)    07/17/19    (1,004,140)     (994,700)       9,440
LME Zinc Futures..................................    (41)    05/15/19    (2,898,899)   (2,987,875)     (88,976)
                                                                        ------------  ------------    ---------
TOTAL.............................................                      $(12,017,790) $(11,609,326)   $ 408,464
                                                                        ------------  ------------    ---------
TOTAL FUTURES CONTRACTS...........................                      $ 21,761,372  $ 21,575,958    $(185,414)
                                                                        ============  ============    =========

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

As of April 30, 2019, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

                                                 PAYMENTS                UPFRONT  UPFRONT                 UNREALIZED
REFERENCE                        NOTIONAL     RECEIVED (PAID) EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
ENTITY*        COUNTERPARTY       AMOUNT       BY THE FUND**     DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
---------     --------------- --------------- --------------- ---------- -------- -------- -----------  --------------
BofA Merrill
Lynch                                           3 Month USD
Commodity                                       UST 13-Week
MLBXPPDM                                         Bill High
Total Return  Bank of America                  Discount Rate
Index (1)     Corp.           USD 225,770,167    plus 0.14%    06/28/19     --       --       (538,908)     (538,908)
BofA Merrill                                    3 Month USD
Lynch Total                                     UST 13-Week
Return                                           Bill High
Index (2)     Bank of America                  Discount Rate
              Corp.           USD 163,838,272    plus 0.14%    06/28/19     --       --       (417,477)     (417,477)
Citi                                            3 Month USD
Commodities                                     UST 13-Week
Pre-Roll RS                                      Bill High
Total Return                                   Discount Rate
Index (3)     Citibank, N.A.  USD 222,487,905    plus 0.14%    06/28/19     --       --       (569,205)     (569,205)
Citi Custom                                     3 Month USD
CIVICS H                                        UST 13-Week
Total Return                                     Bill High
Index (4)                                      Discount Rate
              Citibank, N.A.  USD 180,342,112    plus 0.14%    06/28/19     --       --       (427,345)     (427,345)
Credit                                          3 Month USD
Suisse                                          UST 13-Week
Custom 141                                       Bill High
Total Return                                   Discount Rate
Index (5)     Credit Suisse   USD 321,989,848    plus 0.14%    05/31/19     --       --       (753,430)     (753,430)
Credit                                          3 Month USD
Suisse                                          UST 13-Week
Custom 57                                        Bill High
Total Return                                   Discount Rate
Index (6)     Credit Suisse   USD 180,448,153    plus 0.14%    05/31/19     --       --       (391,854)     (391,854)
UBS                                             3 Month USD
UBSIB190                                        UST 13-Week
Custom                                           Bill High
Strategy (7)                                   Discount Rate
              UBS AG          USD 407,454,011    plus 0.14%    07/31/19     --       --       (884,481)     (884,481)
                                                                            --       --    -----------   -----------
TOTAL                                                                       --       --    $(3,982,700)  $(3,982,700)
                                                                            ==       ==    ===========   ===========

* Portfolio receives the price appreciation of the reference entity at maturity.
** Payments received (paid) by the Fund are exchanged at maturity.

(1) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                             9.56%     21,601,264
ICE Brent Crude Oil Futures                                     8.66%     19,546,698
NYMEX Reformulated Gasoline Blend Futures                       3.28%      7,414,262
ICE Gasoil Futures                                              2.94%      6,637,112
NYMEX NY Harbor ULSD Futures                                    2.42%      5,462,778
NYMEX Henry Hub Natural Gas Futures                             7.24%     16,342,888
CBOT Soybean Futures                                            5.31%     11,982,592

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CBOT Soybean Oil Futures                                        2.89%       6,532,997
CBOT Soybean Meal Futures                                       3.06%       6,902,494
CBOT Corn Futures                                               5.33%      12,027,107
CBOT Wheat Futures                                              2.48%       5,608,329
KCBT Hard Red Winter Wheat Futures                              0.97%       2,181,301
CME Live Cattle Futures                                         3.54%       7,988,438
CME Lean Hogs Futures                                           2.63%       5,939,651
COMEX Gold 100 Troy Oz. Futures                                11.69%      26,387,672
COMEX Silver Futures                                            3.52%       7,958,202
COMEX Copper Futures                                            7.68%      17,347,536
LME Primary Aluminum Futures                                    4.00%       9,028,231
LME Nickel Futures                                              2.83%       6,382,893
LME Zinc Futures                                                3.47%       7,827,979
NYBOT CSC No. 11 World Sugar Futures                            2.93%       6,609,872
NYBOT CSC 'C' Coffee Futures                                    2.14%       4,835,456
NYBOT CTN No. 2 Cotton Futures                                  1.43%       3,224,415
                                                                          -----------
Total Notional Amount                                                     225,770,167
                                                                          ===========

(2) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                            11.63%      19,059,574
ICE Brent Crude Oil Futures                                    10.57%      17,314,798
NYMEX Reformulated Gasoline Blend Futures                       3.93%       6,433,808
ICE Gasoil Futures                                              2.94%       4,824,305
NYMEX NY Harbor ULSD Futures                                    2.42%       3,972,942
NYMEX Henry Hub Natural Gas Futures                             7.25%      11,874,712
CBOT Soybean Futures                                            4.26%       6,975,933
CBOT Soybean Oil Futures                                        2.32%       3,801,484
CBOT Soybean Meal Futures                                       2.45%       4,012,352
CBOT Corn Futures                                               4.26%       6,977,226
CBOT Wheat Futures                                              2.00%       3,281,828
KCBT Hard Red Winter Wheat Futures                              0.77%       1,269,153
CME Live Cattle Futures                                         4.36%       7,144,435
CME Lean Hogs Futures                                           2.93%       4,795,183
COMEX Gold 100 Troy Oz. Futures                                11.66%      19,101,512
COMEX Silver Futures                                            2.83%       4,630,346
COMEX Copper Futures                                            7.70%      12,616,584
LME Primary Aluminum Futures                                    3.21%       5,252,924
LME Nickel Futures                                              2.83%       4,642,224
LME Zinc Futures                                                4.17%       6,831,867
NYBOT CSC No. 11 World Sugar Futures                            2.36%       3,867,968
NYBOT CSC 'C' Coffee Futures                                    1.72%       2,813,429
NYBOT CTN No. 2 Cotton Futures                                  1.43%       2,343,685
                                                                          -----------
Total Notional Amount                                                     163,838,272
                                                                          ===========

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

(3) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                            11.63%      25,882,380
ICE Brent Crude Oil Futures                                    10.57%      23,513,024
NYMEX Reformulated Gasoline Blend Futures                       3.93%       8,736,936
ICE Gasoil Futures                                              2.94%       6,551,275
NYMEX NY Harbor ULSD Futures                                    2.42%       5,395,147
NYMEX Henry Hub Natural Gas Futures                             7.25%      16,125,535
CBOT Soybean Futures                                            4.26%       9,473,127
CBOT Soybean Oil Futures                                        2.32%       5,162,311
CBOT Soybean Meal Futures                                       2.45%       5,448,664
CBOT Corn Futures                                               4.26%       9,474,883
CBOT Wheat Futures                                              2.00%       4,456,633
KCBT Hard Red Winter Wheat Futures                              0.77%       1,723,476
CME Live Cattle Futures                                         4.36%       9,701,948
CME Lean Hogs Futures                                           2.93%       6,511,727
COMEX Gold 100 Troy Oz. Futures                                11.66%      25,939,333
COMEX Silver Futures                                            2.83%       6,287,884
COMEX Copper Futures                                            7.70%      17,132,977
LME Primary Aluminum Futures                                    3.21%       7,133,328
LME Nickel Futures                                              2.83%       6,304,013
LME Zinc Futures                                                4.17%       9,277,489
NYBOT CSC No. 11 World Sugar Futures                            2.36%       5,252,596
NYBOT CSC 'C' Coffee Futures                                    1.72%       3,820,559
NYBOT CTN No. 2 Cotton Futures                                  1.43%       3,182,660
                                                                          -----------
Total Notional Amount                                                     222,487,905
                                                                          ===========

(4) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                             9.56%     17,254,795
ICE Brent Crude Oil Futures                                     8.66%     15,613,635
NYMEX Reformulated Gasoline Blend Futures                       3.28%      5,922,410
ICE Gasoil Futures                                              2.94%      5,301,634
NYMEX NY Harbor ULSD Futures                                    2.42%      4,363,592
NYMEX Henry Hub Natural Gas Futures                             7.24%     13,054,475
CBOT Soybean Futures                                            5.31%      9,571,530
CBOT Soybean Oil Futures                                        2.89%      5,218,468
CBOT Soybean Meal Futures                                       3.06%      5,513,617
CBOT Corn Futures                                               5.33%      9,607,088
CBOT Wheat Futures                                              2.48%      4,479,856
KCBT Hard Red Winter Wheat Futures                              0.97%      1,742,393
CME Live Cattle Futures                                         3.54%      6,381,054
CME Lean Hogs Futures                                           2.63%      4,744,512
COMEX Gold 100 Troy Oz. Futures                                11.69%     21,078,111
COMEX Silver Futures                                            3.52%      6,356,903
COMEX Copper Futures                                            7.68%     13,856,973
LME Primary Aluminum Futures                                    4.00%      7,211,627
LME Nickel Futures                                              2.83%      5,098,567
LME Zinc Futures                                                3.47%      6,252,882
NYBOT CSC No. 11 World Sugar Futures                            2.93%      5,279,875

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYBOT CSC 'C' Coffee Futures                                    2.14%       3,862,496
NYBOT CTN No. 2 Cotton Futures                                  1.43%       2,575,619
                                                                          -----------
Total Notional Amount                                                     180,342,112
                                                                          ===========

(5) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                            11.63%      37,457,602
ICE Brent Crude Oil Futures                                    10.57%      34,028,614
NYMEX Reformulated Gasoline Blend Futures                       3.93%      12,644,304
ICE Gasoil Futures                                              2.94%       9,481,163
NYMEX NY Harbor ULSD Futures                                    2.42%       7,807,987
NYMEX Henry Hub Natural Gas Futures                             7.25%      23,337,262
CBOT Soybean Futures                                            4.26%      13,709,737
CBOT Soybean Oil Futures                                        2.32%       7,471,021
CBOT Soybean Meal Futures                                       2.45%       7,885,438
CBOT Corn Futures                                               4.26%      13,712,278
CBOT Wheat Futures                                              2.00%       6,449,747
KCBT Hard Red Winter Wheat Futures                              0.77%       2,494,255
CME Live Cattle Futures                                         4.36%      14,040,893
CME Lean Hogs Futures                                           2.93%       9,423,929
COMEX Gold 100 Troy Oz. Futures                                11.66%      37,540,026
COMEX Silver Futures                                            2.83%       9,099,976
COMEX Copper Futures                                            7.70%      24,795,257
LME Primary Aluminum Futures                                    3.21%      10,323,524
LME Nickel Futures                                              2.83%       9,123,320
LME Zinc Futures                                                4.17%      13,426,605
NYBOT CSC No. 11 World Sugar Futures                            2.36%       7,601,683
NYBOT CSC 'C' Coffee Futures                                    1.72%       5,529,205
NYBOT CTN No. 2 Cotton Futures                                  1.43%       4,606,022
                                                                          -----------
Total Notional Amount                                                     321,989,848
                                                                          ===========

(6) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                             9.56%     17,264,940
ICE Brent Crude Oil Futures                                     8.66%     15,622,815
NYMEX Reformulated Gasoline Blend Futures                       3.28%      5,925,893
ICE Gasoil Futures                                              2.94%      5,304,752
NYMEX NY Harbor ULSD Futures                                    2.42%      4,366,158
NYMEX Henry Hub Natural Gas Futures                             7.24%     13,062,151
CBOT Soybean Futures                                            5.31%      9,577,158
CBOT Soybean Oil Futures                                        2.89%      5,221,537
CBOT Soybean Meal Futures                                       3.06%      5,516,859
CBOT Corn Futures                                               5.33%      9,612,737
CBOT Wheat Futures                                              2.48%      4,482,490
KCBT Hard Red Winter Wheat Futures                              0.97%      1,743,418
CME Live Cattle Futures                                         3.54%      6,384,806

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
CME Lean Hogs Futures                                           2.63%       4,747,302
COMEX Gold 100 Troy Oz. Futures                                11.69%      21,090,505
COMEX Silver Futures                                            3.52%       6,360,641
COMEX Copper Futures                                            7.68%      13,865,121
LME Primary Aluminum Futures                                    4.00%       7,215,867
LME Nickel Futures                                              2.83%       5,101,565
LME Zinc Futures                                                3.47%       6,256,559
NYBOT CSC No. 11 World Sugar Futures                            2.93%       5,282,979
NYBOT CSC 'C' Coffee Futures                                    2.14%       3,864,767
NYBOT CTN No. 2 Cotton Futures                                  1.43%       2,577,133
                                                                          -----------
Total Notional Amount                                                     180,448,153
                                                                          ===========

(7) The following table represents the individual positions within the Total Return Swap as of April 30, 2019:

REFERENCED COMMODITY -- LONG POSITION

FUTURES CONTRACT                                             % OF INDEX NOTIONAL AMOUNT
----------------                                             ---------- ---------------
NYMEX Light Sweet Crude Oil Futures                             9.56%      38,984,435
ICE Brent Crude Oil Futures                                     8.66%      35,276,496
NYMEX Reformulated Gasoline Blend Futures                       3.28%      13,380,734
ICE Gasoil Futures                                              2.94%      11,978,191
NYMEX NY Harbor ULSD Futures                                    2.42%       9,858,835
NYMEX Henry Hub Natural Gas Futures                             7.24%      29,494,487
CBOT Soybean Futures                                            5.31%      21,625,334
CBOT Soybean Oil Futures                                        2.89%      11,790,290
CBOT Soybean Meal Futures                                       3.06%      12,457,132
CBOT Corn Futures                                               5.33%      21,705,672
CBOT Wheat Futures                                              2.48%      10,121,514
KCBT Hard Red Winter Wheat Futures                              0.97%       3,936,658
CME Live Cattle Futures                                         3.54%      14,416,966
CME Lean Hogs Futures                                           2.63%      10,719,462
COMEX Gold 100 Troy Oz. Futures                                11.69%      47,622,603
COMEX Silver Futures                                            3.52%      14,362,400
COMEX Copper Futures                                            7.68%      31,307,604
LME Primary Aluminum Futures                                    4.00%      16,293,511
LME Nickel Futures                                              2.83%      11,519,393
LME Zinc Futures                                                3.47%      14,127,382
NYBOT CSC No. 11 World Sugar Futures                            2.93%      11,929,028
NYBOT CSC 'C' Coffee Futures                                    2.14%       8,726,688
NYBOT CTN No. 2 Cotton Futures                                  1.43%       5,819,196
                                                                          -----------
Total Notional Amount                                                     407,454,011
                                                                          ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------
                                                             LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                                             -------- ----------- -------- -----------
Bonds
   Australia................................................       -- $55,472,723       -- $55,472,723
   Austria..................................................       --   1,486,441       --   1,486,441
   Belgium..................................................       --  35,411,177       --  35,411,177

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                              LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                             ---------  --------------  ------- --------------
   Canada...................................................        --  $  248,734,668    --    $  248,734,668
   Denmark..................................................        --       5,343,157    --         5,343,157
   Finland..................................................        --       1,149,503    --         1,149,503
   France...................................................        --      53,828,134    --        53,828,134
   Germany..................................................        --      65,811,604    --        65,811,604
   Japan....................................................        --      29,678,033    --        29,678,033
   Netherlands..............................................        --      60,759,069    --        60,759,069
   Norway...................................................        --      31,847,213    --        31,847,213
   Spain....................................................        --      28,385,483    --        28,385,483
   Supranational Organization Obligations...................        --      21,831,595    --        21,831,595
   Sweden...................................................        --      71,928,989    --        71,928,989
   Switzerland..............................................        --      11,616,621    --        11,616,621
   United Kingdom...........................................        --      17,077,285    --        17,077,285
   United States............................................        --     564,747,008    --       564,747,008
U.S. Treasury Obligations...................................        --     329,275,251    --       329,275,251
Securities Lending Collateral...............................        --      10,660,717    --        10,660,717
Forward Currency Contracts**................................        --         342,236    --           342,236
Futures Contracts**......................................... $(185,414)             --    --          (185,414)
Swap Agreements**...........................................        --      (3,982,700)   --        (3,982,700)
                                                             ---------  --------------    --    --------------
TOTAL....................................................... $(185,414) $1,641,404,207    --    $1,641,218,793
                                                             =========  ==============    ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                         DFA
                                                                  COMMODITY STRATEGY
                                                                      PORTFOLIO*
                                                                  ------------------
ASSETS:
Investments at Value (including $10,415 of securities on loan,
  respectively)..................................................   $    1,634,384
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $10,660)..............................           10,661
Foreign Currencies at Value......................................                2
Segregated Cash for Swaps Contracts..............................           21,596
Cash.............................................................           63,398
Receivables:
   Investment Securities Sold....................................              134
   Dividends and Interest........................................           11,119
   Securities Lending Income.....................................                1
   Fund Shares Sold..............................................            1,766
   Futures Margin Variation......................................              157
Unrealized Gain on Forward Currency Contracts....................              762
Prepaid Expenses and Other Assets................................               41
                                                                    --------------
       Total Assets..............................................        1,744,021
                                                                    --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..............................           10,686
   Fund Shares Redeemed..........................................            3,695
   Due to Advisor................................................              434
Unrealized Loss on Swap Contracts................................            3,983
Unrealized Loss on Forward Currency Contracts....................              420
Accrued Expenses and Other Liabilities...........................              187
                                                                    --------------
       Total Liabilities.........................................           19,405
                                                                    --------------
NET ASSETS.......................................................   $    1,724,616
                                                                    ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..........................      310,983,167
                                                                    ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.........   $         5.55
                                                                    ==============
Investments at Cost..............................................   $    1,643,247
                                                                    ==============
Foreign Currencies at Cost.......................................   $            2
                                                                    ==============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................   $    1,784,524
Total Distributable Earnings (Loss)..............................          (59,908)
                                                                    --------------
NET ASSETS.......................................................   $    1,724,616
                                                                    ==============
(1) NUMBER OF SHARES AUTHORIZED..................................    1,800,000,000
                                                                    ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                       DFA
                                                                COMMODITY STRATEGY
                                                                    PORTFOLIO#
                                                                ------------------
INVESTMENT INCOME
   Interest....................................................      $ 21,451
   Income from Securities Lending..............................            13
                                                                     --------
       Total Investment Income.................................        21,464
                                                                     --------
EXPENSES
   Investment Management Fees..................................         3,333
   Accounting & Transfer Agent Fees............................           110
   Custodian Fees..............................................            30
   Filing Fees.................................................            32
   Shareholders' Reports.......................................            44
   Directors'/Trustees' Fees & Expenses........................             7
   Professional Fees...........................................            20
   Other.......................................................            24
                                                                     --------
       Total Expenses..........................................         3,600
                                                                     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note D).................          (592)
   Fees Paid Indirectly (Note D)...............................            (8)
                                                                     --------
   Net Expenses................................................         3,000
                                                                     --------
   Net Investment Income (Loss)................................        18,464
                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................        (4,913)
       Affiliated Investment Companies Shares Sold.............             2
       Futures.................................................        (6,958)
       Swap Contracts..........................................       (81,903)
       Forward Currency Contracts..............................        12,766
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............        13,792
       Futures.................................................         3,500
       Swap Contracts..........................................        24,787
       Translation of Foreign Currency-Denominated Amounts.....           (30)
       Forward Currency Contracts..............................        (3,053)
                                                                     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................       (42,010)
                                                                     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................      $(23,546)
                                                                     ========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

               CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    DFA COMMODITY STRATEGY
                                                                           PORTFOLIO
                                                                    ----------------------
                                                                    SIX MONTHS     YEAR
                                                                       ENDED       ENDED
                                                                      APR 30,     OCT 31,
                                                                       2019        2018
                                                                    ----------- ----------
                                                                    (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   18,464  $   31,518
   Net Realized Gain (Loss) on:....................................
       Investment Securities Sold*,**..............................     (4,913)    (20,480)
       Affiliated Investment Companies Shares Sold.................          2          (5)
       Futures.....................................................     (6,958)      1,465
       Swap Contracts..............................................    (81,903)    (40,002)
       Foreign Currency Transactions...............................         --         (23)
       Forward Currency Contracts..................................     12,766      19,451
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     13,792     (15,936)
       Affiliated Investment Companies Shares......................         --           3
       Futures.....................................................      3,500      (6,725)
       Swap Contracts..............................................     24,787     (33,259)
       Translation of Foreign Currency-Denominated Amounts.........        (30)         17
       Forward Currency Contracts..................................     (3,053)        391
                                                                    ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    (23,546)    (63,585)
                                                                    ----------  ----------
Distributions:
       Institutional Class Shares..................................    (28,228)    (44,439)
                                                                    ----------  ----------
          Total Distributions......................................    (28,228)    (44,439)
                                                                    ----------  ----------
Capital Share Transactions (1):
   Shares Issued...................................................    450,128     851,258
   Shares Issued in Lieu of Cash Distributions.....................     25,202      40,250
   Shares Redeemed.................................................   (694,928)   (515,817)
                                                                    ----------  ----------
          Net Increase (Decrease) from Capital Share
            Transactions...........................................   (219,598)    375,691
                                                                    ----------  ----------
          Total Increase (Decrease) in Net Assets..................   (271,372)    267,667
NET ASSETS
   Beginning of Period.............................................  1,995,988   1,728,321
                                                                    ----------  ----------
   End of Period................................................... $1,724,616  $1,995,988
                                                                    ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................................     81,638     142,902
   Shares Issued in Lieu of Cash Distributions.....................      4,666       7,068
   Shares Redeemed.................................................   (126,928)    (87,468)
                                                                    ----------  ----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...............................................    (40,624)     62,502
                                                                    ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       CONSOLIDATED FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        DFA COMMODITY STRATEGY PORTFOLIO
                                                                       -----------------------------------------------------
                                                                         SIX MONTHS       YEAR         YEAR        YEAR
                                                                            ENDED         ENDED        ENDED       ENDED
                                                                           APR 30,       OCT 31,      OCT 31,     OCT 31,
                                                                            2019          2018         2017        2016
                                                                       -----------     ----------   ----------  ----------
                                                                         (UNAUDITED)
Net Asset Value, Beginning of Period.................................. $     5.68      $     5.98   $     5.88  $     5.93
                                                                       ----------      ----------   ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................       0.06            0.10         0.07        0.05
   Net Gains (Losses) on Securities (Realized and Unrealized).........      (0.11)          (0.25)        0.11       (0.07)
                                                                       ----------      ----------   ----------  ----------
       Total from Investment Operations...............................      (0.05)          (0.15)        0.18       (0.02)
                                                                       ----------      ----------   ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..............................................      (0.08)          (0.15)       (0.08)      (0.03)
   Net Realized Gains.................................................         --              --           --          --
                                                                       ----------      ----------   ----------  ----------
       Total Distributions............................................      (0.08)          (0.15)       (0.08)      (0.03)
                                                                       ----------      ----------   ----------  ----------
Net Asset Value, End of Period........................................ $     5.55      $     5.68   $     5.98  $     5.88
                                                                       ==========      ==========   ==========  ==========
Total Return..........................................................      (0.84%)(B)      (2.43%)       3.15%      (0.26%)
                                                                       ----------      ----------   ----------  ----------
Net Assets, End of Period (thousands)................................. $1,724,616      $1,995,988   $1,728,321  $1,598,097
Ratio of Expenses to Average Net Assets...............................       0.33%(C)        0.32%        0.33%       0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and (Fees Paid Indirectly)).................................       0.39%(C)        0.39%        0.39%       0.40%
Ratio of Net Investment Income to Average Net Assets..................       2.02%(C)        1.61%        1.17%       0.95%
Portfolio Turnover Rate...............................................          6%(B)          78%         102%        159%
                                                                       ----------      ----------   ----------  ----------

                                                                       -----------  ----------
                                                                          YEAR         YEAR
                                                                          ENDED        ENDED
                                                                         OCT 31,      OCT 31,
                                                                          2015         2014
                                                                       ----------   ----------

Net Asset Value, Beginning of Period.................................. $     8.00   $     8.30
                                                                       ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................       0.05         0.06
   Net Gains (Losses) on Securities (Realized and Unrealized).........      (2.05)       (0.31)
                                                                       ----------   ----------
       Total from Investment Operations...............................      (2.00)       (0.25)
                                                                       ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..............................................      (0.06)       (0.04)
   Net Realized Gains.................................................      (0.01)       (0.01)
                                                                       ----------   ----------
       Total Distributions............................................      (0.07)       (0.05)
                                                                       ----------   ----------
Net Asset Value, End of Period........................................ $     5.93   $     8.00
                                                                       ==========   ==========
Total Return..........................................................     (25.16%)      (3.08%)
                                                                       ----------   ----------
Net Assets, End of Period (thousands)................................. $1,207,071   $1,194,191
Ratio of Expenses to Average Net Assets...............................       0.34%        0.33%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and (Fees Paid Indirectly)).................................       0.40%        0.39%
Ratio of Net Investment Income to Average Net Assets..................       0.77%        0.65%
Portfolio Turnover Rate...............................................        124%         104%
                                                                       ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act"), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, one of which, DFA Commodity Strategy Portfolio (the "Portfolio"), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the "Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. BASIS FOR CONSOLIDATION:

   The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

   To the extent of the Portfolio's investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

   The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

   As of April 30, 2019, the Portfolio held a $394,685,549 investment in the Subsidiary, representing 22.89% of the Portfolio's total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the six months ended April 30, 2019, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio............................ 0.30%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for the Portfolio. As of April 30, 2019, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

   The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary's average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

   For the six months ended April 30, 2019, approximately $592 (in thousands) of the Subsidiary's management fees were waived pursuant to the Subsidiary fee waiver agreement.

EARNED INCOME CREDIT:

   Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
DFA Commodity Strategy Portfolio............................     $8

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

E. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio............................ $29

F. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

                                                             U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                             -------------------------- ---------------------------
                                                             PURCHASES      SALES       PURCHASES       SALES
                                                             ---------       --------   ---------        --------
DFA Commodity Strategy Portfolio............................  $29,724      $373,351      $67,281       $244,946

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                                                                  CHANGE IN
                                                                                                   NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- --------- ---------- ------------ -------------
DFA COMMODITY STRATEGY PORTFOLIO
The DFA Short Term Investment Fund                               $13,866      $284,317   $287,524       $2           --
                                                                 -------      --------   --------       --           --
TOTAL                                                            $13,866      $284,317   $287,524       $2           --
                                                                 =======      ========   ========       ==           ==


                                                               BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                             APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                             -------------- -------------- -------- -------------
DFA COMMODITY STRATEGY PORTFOLIO
The DFA Short Term Investment Fund                              $10,661          921         $171        --
                                                                -------          ---         ----        --
TOTAL                                                           $10,661          921         $171        --
                                                                =======          ===         ====        ==

G. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to adjustments between financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                  NET INVESTMENT
                                    INCOME AND
                                    SHORT-TERM     LONG-TERM   TAX EXEMPT
                                  CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                  -------------- ------------- ---------- -------
DFA Commodity Strategy Portfolio
2017.............................    $23,393          --           --     $23,393
2018.............................     44,438          --           --      44,438

As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                                  NET INVESTMENT
                                                                    INCOME AND
                                                                    SHORT-TERM     LONG-TERM
                                                                  CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                                  -------------- ------------- -------
DFA Commodity Strategy Portfolio.................................    $(3,071)         --       $(3,071)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
DFA Commodity Strategy Portfolio..................    $22,967          --          $(7,142)      $(23,868)      $(8,043)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                             UNLIMITED TOTAL
                                                             --------- ------
DFA Commodity Strategy Portfolio............................  $7,142   $7,142

   During the year ended October 31, 2018, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                         NET
                                                                                                      UNREALIZED
                                                              FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ---------- ------------ -------------- --------------
DFA Commodity Strategy Portfolio............................ $2,502,978    $3,489      $(837,683)     $(834,194)

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

   2. FORWARD CURRENCY CONTRACTS: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts.

   3. COMMODITY-LINKED DERIVATIVES: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

   4. SWAP AGREEMENTS: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

   The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

   An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

   Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor's Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

   The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers.

FUTURES ACTIVITIES:

   The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

   5. FUTURES CONTRACTS: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

   Payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

   At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

   The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio's investments in the contracts to greater volatility than investments in traditional securities.

   6. OPTIONS ON FUTURES CONTRACTS: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

   An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

   The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

   The Subsidiary's securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                              FORWARD
                                                             CURRENCY            SWAP
                                                             CONTRACTS FUTURES CONTRACTS
                                                             --------- ------- ----------
DFA Commodity Strategy Portfolio............................ $368,054  $59,265 $1,798,427

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                                      ASSET DERIVATIVES VALUE
                                                             ------------------------------------------
                                                              TOTAL VALUE      FORWARD      COMMODITY
                                                                   AT         CURRENCY       FUTURES
                                                             APRIL 30, 2019 CONTRACTS (1) CONTRACTS (2)
                                                             -------------- ------------- -------------
DFA Commodity Strategy Portfolio............................     $1,504         $762          $742

                                                                           LIABILITY DERIVATIVES VALUE
                                                             -------------------------------------------------------
                                                              TOTAL VALUE      FORWARD      COMMODITY
                                                                   AT         CURRENCY       FUTURES        SWAP
                                                             APRIL 30, 2019 CONTRACTS (3) CONTRACTS (4) CONTRACTS (5)
                                                             -------------- ------------- ------------- -------------
DFA Commodity Strategy Portfolio............................    $(5,330)        $(420)        $(927)       $(3,983)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Receivables/Payables:
   Futures Margin Variation.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on Statements of Assets and Liabilities as Receivables/Payables:
   Futures Margin Variation.
(5)Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                                     REALIZED GAIN (LOSS) ON DERIVATIVES
                                                             --------------------------------------------------
                                                                          FORWARD      COMMODITY
                                                                         CURRENCY       FUTURES        SWAP
                                                               TOTAL   CONTRACTS (1) CONTRACTS (2) CONTRACTS (3)
                                                             --------  ------------- ------------- -------------
DFA Commodity Strategy Portfolio............................ $(76,095)    $12,766       $(6,958)     $(81,903)

                                                                      CHANGE IN UNREALIZED APPRECIATION
                                                                        (DEPRECIATION) ON DERIVATIVES
                                                             --------------------------------------------------
                                                                          FORWARD      COMMODITY
                                                                         CURRENCY       FUTURES        SWAP
                                                               TOTAL   CONTRACTS (4) CONTRACTS (5) CONTRACTS (6)
                                                             --------  ------------- ------------- -------------
DFA Commodity Strategy Portfolio............................ $ 25,234     $(3,053)      $ 3,500      $ 24,787

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of April 30, 2019 (amounts in thousands):

                                                                                      NET
                                                                                    AMOUNTS
                                                                                      OF        GROSS AMOUNTS NOT
                                                                                    ASSETS        OFFSET IN THE
                                                                                   PRESENTED   STATEMENTS OF ASSETS
                                                                         GROSS      IN THE       AND LIABILITIES
                                                                       AMOUNTS OF STATEMENTS  ----------------------
                                                                       RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET
                                                                         ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                                                               (a)     LIABILITIES     (b)      RECEIVED   (c)
-----------                                                            ---------- ----------- ----------- ---------- ------
                                                                                              ASSETS
                                                                       ----------------------------------------------------
DFA COMMODITY STRATEGY PORTFOLIO
Credit Suisse.........................................................      --         --           --        --        --
State Street Bank and Trust...........................................    $571       $571        $(116)       --      $455
Citibank, N.A.........................................................     191        191         (191)       --        --
National Australia Bank Ltd...........................................      --         --           --        --        --
Barclays Capital......................................................      --         --           --        --        --
Bank of America Corp..................................................      --         --           --        --        --
UBS AG................................................................      --         --           --        --        --
                                                                          ----       ----        -----        --      ----
Total                                                                     $762       $762        $(307)       --      $455
                                                                          ====       ====        =====        ==      ====

                                                                                       NET
                                                                                     AMOUNTS
                                                                                       OF        GROSS AMOUNTS NOT
                                                                                   LIABILITIES     OFFSET IN THE
                                                                                    PRESENTED   STATEMENTS OF ASSETS
                                                                          GROSS      IN THE       AND LIABILITIES
                                                                       AMOUNTS OF  STATEMENTS  ----------------------
                                                                       RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                                                                       LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                                                                (a)     LIABILITIES     (d)      PLEDGED    (e)
-----------                                                            ----------- ----------- ----------- ---------- ------
                                                                                            LIABILITIES
                                                                       -----------------------------------------------------
DFA COMMODITY STRATEGY PORTFOLIO
Credit Suisse.........................................................   $1,145      $1,145      $(1,145)      --        --
State Street Bank and Trust...........................................      116         116         (116)      --        --
Citibank, N.A.........................................................      997         997         (997)      --        --
National Australia Bank Ltd...........................................       41          41           --       --      $ 41
Barclays Capital......................................................      264         264           --       --       264
Bank of America Corp..................................................      956         956         (956)      --        --
UBS AG................................................................      884         884         (884)      --        --
                                                                         ------      ------      -------       --      ----
Total                                                                    $4,403      $4,403      $(4,098)      --      $305
                                                                         ======      ======      =======       ==      ====

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   There were no borrowings by the Portfolio under the lines of credit during the six months ended April 30, 2019.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the six months ended April 30, 2019.

J. SECURITIES LENDING:

   As of April 30, 2019, the Portfolio had a security on loan to brokers/dealers, for which the Portfolio received cash collateral.

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                               REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                             AS OF APRIL 30, 2019
                                                             ----------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                             ------------- -------- ------------ -------- -------
SECURITIES LENDING TRANSACTIONS
DFA COMMODITY STRATEGY PORTFOLIO
   Bonds....................................................    $10,661       --         --         --    $10,661

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolio's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolio's adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolio's net assets or results of operations.

M. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
-                                                            ------------ --------------
DFA Commodity Strategy Portfolio............................      3             62%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                       BEGINNING  ENDING               EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                         VALUE    VALUE     EXPENSE     DURING
                                       11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                       --------- --------- ---------- ----------
DFA INTERNATIONAL VALUE PORTFOLIO (2)
-------------------------------------
Actual Fund Return
   Class R2 Shares.................... $1,000.00 $1,042.90    0.68%     $3.44
   Institutional Class Shares......... $1,000.00 $1,043.90    0.43%     $2.18
Hypothetical 5% Annual Return
   Class R2 Shares.................... $1,000.00 $1,021.42    0.68%     $3.41
   Institutional Class Shares......... $1,000.00 $1,022.66    0.43%     $2.16

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                    BEGINNING  ENDING               EXPENSES
                                     ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                      VALUE    VALUE     EXPENSE     DURING
                                    11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                    --------- --------- ---------- ----------
U.S. LARGE COMPANY PORTFOLIO
----------------------------
Actual Fund Return................. $1,000.00 $1,097.70    0.08%     $0.42
Hypothetical 5% Annual Return...... $1,000.00 $1,024.40    0.08%     $0.40

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                         AFFILIATED INVESTMENT
                                                COMPANY
                                         ---------------------
DFA International Value Portfolio.......         100.0%

DOMESTIC EQUITY PORTFOLIO

        U.S. LARGE COMPANY PORTFOLIO

Communication Services...............  10.3%
Consumer Discretionary...............  10.3%
Consumer Staples.....................   7.2%
Energy...............................   5.2%
Financials...........................  13.3%
Health Care..........................  13.6%
Industrials..........................   9.5%
Information Technology...............  21.7%
Materials............................   2.7%
Real Estate..........................   3.0%
Utilities............................   3.2%
                                      -----
                                      100.0%

                       DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                         VALUE+
                                                     --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of
  The DFA Investment Trust Company.................. $9,658,693,229
                                                     --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES $9,658,693,229
                                                     ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (98.5%)
COMMUNICATION SERVICES -- (10.2%)
*   Alphabet, Inc., Class A..........................................   115,641 $  138,648,933       1.5%
*   Alphabet, Inc., Class C..........................................   118,737    141,116,550       1.5%
    AT&T, Inc........................................................ 2,814,883     87,148,778       0.9%
    Comcast Corp., Class A........................................... 1,745,256     75,970,994       0.8%
*   Facebook, Inc., Class A..........................................   921,501    178,218,293       1.9%
*   Netflix, Inc.....................................................   168,619     62,480,084       0.7%
    Verizon Communications, Inc...................................... 1,596,722     91,316,531       1.0%
    Walt Disney Co. (The)............................................   674,567     92,395,442       1.0%
    Other Securities.................................................              111,971,425       1.0%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              979,267,030      10.3%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (10.2%)
*   Amazon.com, Inc..................................................   159,389    307,066,096       3.2%
    Home Depot, Inc. (The)...........................................   436,468     88,908,532       0.9%
    McDonald's Corp..................................................   295,386     58,359,412       0.6%
    Other Securities.................................................              523,799,740       5.6%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................              978,133,780      10.3%
                                                                                --------------      ----
CONSUMER STAPLES -- (7.1%)
    Coca-Cola Co. (The).............................................. 1,486,381     72,921,852       0.8%
    PepsiCo, Inc.....................................................   542,707     69,493,631       0.7%
    Philip Morris International, Inc.................................   600,177     51,951,321       0.5%
    Procter & Gamble Co. (The).......................................   965,838    102,842,430       1.1%
    Walmart, Inc.....................................................   549,735     56,534,747       0.6%
    Other Securities.................................................              330,306,708       3.5%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              684,050,689       7.2%
                                                                                --------------      ----
ENERGY -- (5.1%)
    Chevron Corp.....................................................   734,317     88,162,099       0.9%
    Exxon Mobil Corp................................................. 1,636,593    131,385,686       1.4%
    Other Securities.................................................              275,659,079       2.9%
                                                                                --------------      ----
TOTAL ENERGY.........................................................              495,206,864       5.2%
                                                                                --------------      ----
FINANCIALS -- (13.1%)
    Bank of America Corp............................................. 3,468,238    106,058,718       1.1%
*   Berkshire Hathaway, Inc., Class B................................   751,168    162,785,617       1.7%
    Citigroup, Inc...................................................   908,241     64,212,639       0.7%
    JPMorgan Chase & Co.............................................. 1,264,817    146,782,013       1.5%
    Wells Fargo & Co................................................. 1,581,669     76,568,596       0.8%
    Other Securities.................................................              701,929,663       7.4%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            1,258,337,246      13.2%
                                                                                --------------      ----
HEALTH CARE -- (13.4%)
    Abbott Laboratories..............................................   678,077     53,947,806       0.6%
    AbbVie, Inc......................................................   569,340     45,199,903       0.5%
    Amgen, Inc.......................................................   240,162     43,065,850       0.5%
    Johnson & Johnson................................................ 1,028,752    145,259,782       1.5%
    Medtronic P.L.C..................................................   517,631     45,970,809       0.5%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
HEALTH CARE -- (Continued)
      Merck & Co., Inc.................................................    996,792 $   78,457,498        0.8%
      Pfizer, Inc......................................................  2,144,624     87,093,181        0.9%
      Thermo Fisher Scientific, Inc....................................    155,350     43,101,857        0.5%
      UnitedHealth Group, Inc..........................................    370,663     86,390,425        0.9%
      Other Securities.................................................               664,754,435        6.9%
                                                                                   --------------      -----
TOTAL HEALTH CARE......................................................             1,293,241,546       13.6%
                                                                                   --------------      -----
INDUSTRIALS -- (9.3%)
      Boeing Co. (The).................................................    202,972     76,660,495        0.8%
      Honeywell International, Inc.....................................    281,452     48,868,511        0.5%
      Union Pacific Corp...............................................    279,075     49,407,438        0.5%
      United Technologies Corp.........................................    312,844     44,614,683        0.5%
      Other Securities.................................................               680,058,313        7.2%
                                                                                   --------------      -----
TOTAL INDUSTRIALS......................................................               899,609,440        9.5%
                                                                                   --------------      -----
INFORMATION TECHNOLOGY -- (21.4%)
      Accenture P.L.C., Class A........................................    246,034     44,943,031        0.5%
*     Adobe, Inc.......................................................    188,305     54,467,221        0.6%
      Apple, Inc.......................................................  1,730,406    347,240,572        3.7%
      Broadcom, Inc....................................................    152,917     48,688,773        0.5%
      Cisco Systems, Inc...............................................  1,701,130     95,178,223        1.0%
      Intel Corp.......................................................  1,737,938     88,704,356        0.9%
      International Business Machines Corp.............................    343,528     48,186,673        0.5%
      Mastercard, Inc., Class A........................................    348,696     88,652,471        0.9%
      Microsoft Corp...................................................  2,963,724    387,062,224        4.1%
      Oracle Corp......................................................    983,899     54,439,132        0.6%
*     PayPal Holdings, Inc.............................................    453,301     51,118,754        0.5%
*     salesforce.com, Inc..............................................    295,295     48,827,028        0.5%
      Texas Instruments, Inc...........................................    362,183     42,676,023        0.4%
#     Visa, Inc., Class A..............................................    675,800    111,121,794        1.2%
      Other Securities.................................................               544,985,216        5.7%
                                                                                   --------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................             2,056,291,491       21.6%
                                                                                   --------------      -----
MATERIALS -- (2.6%)
      Other Securities.................................................               252,711,516        2.7%
                                                                                   --------------      -----
REAL ESTATE -- (2.9%)
      Other Securities.................................................               280,614,216        3.0%
                                                                                   --------------      -----
UTILITIES -- (3.2%)
      Other Securities.................................................               306,670,460        3.2%
                                                                                   --------------      -----
TOTAL COMMON STOCKS....................................................             9,484,134,278       99.8%
                                                                                   --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund,
        2.370%.........................................................  9,911,415      9,911,415        0.1%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (1.4%)
@(S)  The DFA Short Term Investment Fund............................... 11,374,817    131,618,013        1.4%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,176,716,281)..............................................              $9,625,663,706      101.3%
                                                                                   ==============      =====

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

As of April 30, 2019, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                          UNREALIZED
                           NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index....    116     06/21/19  $17,024,824 $17,101,300    $76,476
                                                ----------- -----------    -------
TOTAL FUTURES CONTRACTS...                      $17,024,824 $17,101,300    $76,476
                                                =========== ===========    =======

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
   Communication Services....... $  979,267,030           --   --    $  979,267,030
   Consumer Discretionary.......    978,133,780           --   --       978,133,780
   Consumer Staples.............    684,050,689           --   --       684,050,689
   Energy.......................    495,206,864           --   --       495,206,864
   Financials...................  1,258,337,246           --   --     1,258,337,246
   Health Care..................  1,293,241,546           --   --     1,293,241,546
   Industrials..................    899,609,440           --   --       899,609,440
   Information Technology.......  2,056,291,491           --   --     2,056,291,491
   Materials....................    252,711,516           --   --       252,711,516
   Real Estate..................    280,614,216           --   --       280,614,216
   Utilities....................    306,670,460           --   --       306,670,460
Temporary Cash Investments......      9,911,415           --   --         9,911,415
Securities Lending Collateral...             -- $131,618,013   --       131,618,013
Futures Contracts**.............         76,476           --   --            76,476
                                 -------------- ------------   --    --------------
TOTAL........................... $9,494,122,169 $131,618,013   --    $9,625,740,182
                                 ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                        DFA        U.S. LARGE
                                                                                                   INTERNATIONAL    COMPANY
                                                                                                  VALUE PORTFOLIO  PORTFOLIO*
                                                                                                  --------------- ------------
ASSETS:
Investments in Affiliated Investment Company at Value............................................ $    9,658,693            --
Investments at Value (including $0 and $256,831 of securities on loan, respectively).............             --  $  9,484,135
Temporary Cash Investments at Value & Cost.......................................................             --         9,911
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0 and
  $131,605)......................................................................................             --       131,618
Segregated Cash for Futures Contracts............................................................             --           731
Receivables:
   Dividends and Interest........................................................................             --         8,213
   Securities Lending Income.....................................................................             --            42
   Fund Shares Sold..............................................................................          7,206         3,742
   Futures Margin Variation......................................................................             --           138
Prepaid Expenses and Other Assets................................................................            132           112
                                                                                                  --------------  ------------
       Total Assets..............................................................................      9,666,031     9,638,642
                                                                                                  --------------  ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..............................................................             --       131,604
   Fund Shares Redeemed..........................................................................          7,443         7,561
   Due to Advisor................................................................................          1,587           359
Accrued Expenses and Other Liabilities...........................................................            456         1,261
                                                                                                  --------------  ------------
       Total Liabilities.........................................................................          9,486       140,785
                                                                                                  --------------  ------------
NET ASSETS....................................................................................... $    9,656,545  $  9,497,857
                                                                                                  ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $1,814 and $0 and shares outstanding of 102,300 and 0,
  respectively................................................................................... $        17.74           N/A
                                                                                                  ==============  ============
NUMBER OF SHARES AUTHORIZED......................................................................    100,000,000           N/A
                                                                                                  ==============  ============
Institutional Class Shares -- based on net assets of $9,654,731 and $9,497,857 and shares
  outstanding of 542,717,599 and 417,744,489, respectively....................................... $        17.79  $      22.74
                                                                                                  ==============  ============
NUMBER OF SHARES AUTHORIZED......................................................................  1,500,000,000   900,000,000
                                                                                                  ==============  ============
Investments at Cost..............................................................................            N/A  $  4,035,201
                                                                                                  ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................................................. $    9,205,551  $  4,119,307
Total Distributable Earnings (Loss)..............................................................        450,994     5,378,550
                                                                                                  --------------  ------------
NET ASSETS....................................................................................... $    9,656,545  $  9,497,857
                                                                                                  ==============  ============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                                    DFA        U.S. LARGE
                                                                                               INTERNATIONAL    COMPANY
                                                                                              VALUE PORTFOLIO* PORTFOLIO#
                                                                                              ---------------- ----------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $16,675 and $0, respectively).................     $168,653            --
   Income from Securities Lending............................................................        2,388            --
   Expenses Allocated from Affiliated Investment Companies...................................       (9,788)           --
                                                                                                  --------      --------
          Total Net Investment Income Allocated from Affiliated Investment Companies:........      161,253            --
                                                                                                  --------      --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0 and $0, respectively)......................           --      $ 91,705
   Income from Securities Lending............................................................           --           250
                                                                                                  --------      --------
          Total Fund Investment Income.......................................................           --        91,955
                                                                                                  --------      --------
FUND EXPENSES
   Investment Management Fees................................................................       18,368         2,587
   Accounting & Transfer Agent Fees..........................................................          355           452
   S&P 500(R) Fees...........................................................................           --            51
   Custodian Fees............................................................................            1            52
   Shareholder Servicing Fees
       Class R2 Shares.......................................................................            2            --
   Filing Fees...............................................................................           94            70
   Shareholders' Reports.....................................................................          170            80
   Directors'/Trustees' Fees & Expenses......................................................           36            32
   Professional Fees.........................................................................           28           112
   Other.....................................................................................           23            97
                                                                                                  --------      --------
          Total Fund Expenses................................................................       19,077         3,533
                                                                                                  --------      --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
     (Note C)................................................................................           --           (84)
       Class R2 Shares.......................................................................           (2)           --
       Institutional Class Shares............................................................       (9,182)           --
                                                                                                  --------      --------
   Net Expenses..............................................................................        9,893         3,449
                                                                                                  --------      --------
   NET INVESTMENT INCOME (LOSS)..............................................................      151,360        88,506
                                                                                                  --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:..............................................................
       Investment Securities Sold**..........................................................           --        39,204
       Affiliated Investment Companies Shares Sold...........................................           --            (3)
       Transactions Allocated from Affiliated Investment Company**...........................      (25,830)           --
       Futures...............................................................................           --          (563)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency............................................           --       727,875
       Affiliated Investment Companies Shares................................................           --            10
       Transactions Allocated from Affiliated Investment Company.............................      271,486            --
       Futures...............................................................................           --             1
                                                                                                  --------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................      245,656       766,524
                                                                                                  --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................     $397,016      $855,030
                                                                                                  ========      ========

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                         DFA INTERNATIONAL VALUE     U.S. LARGE COMPANY
                                                                                PORTFOLIO                PORTFOLIO
                                                                        ------------------------  -----------------------
                                                                        SIX MONTHS      YEAR      SIX MONTHS     YEAR
                                                                           ENDED        ENDED        ENDED       ENDED
                                                                          APR 30,      OCT 31,      APR 30,     OCT 31,
                                                                           2019         2018         2019        2018
                                                                        -----------  -----------  ----------- -----------
                                                                        (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................................ $   151,360  $   305,317  $   88,506  $   162,776
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..................................          --           --      39,204       88,590
       Affiliated Investment Companies Shares Sold.....................          --           --          (3)         (21)
       Transactions Allocated from Affiliated Investment
         Company*,**...................................................     (25,830)     328,393          --           --
       Futures.........................................................          --           --        (563)       1,735
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency......................          --           --     727,875      336,695
       Affiliated Investment Companies Shares..........................          --           --          10           (9)
       Transactions Allocated from Affiliated Investment Company.......     271,486   (1,489,950)         --           --
       Futures.........................................................          --           --           1           (7)
                                                                        -----------  -----------  ----------  -----------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations.................................................     397,016     (856,240)    855,030      589,759
                                                                        -----------  -----------  ----------  -----------
Distributions:
       Class R2 Shares.................................................         (55)        (102)         --           --
       Institutional Class Shares......................................    (345,010)    (298,099)   (135,726)    (177,012)
                                                                        -----------  -----------  ----------  -----------
          Total Distributions..........................................    (345,065)    (298,201)   (135,726)    (177,012)
                                                                        -----------  -----------  ----------  -----------
Capital Share Transactions (1):
   Shares Issued.......................................................   1,204,509    2,071,557   1,015,180    1,451,585
   Shares Issued in Lieu of Cash Distributions.........................     336,301      289,379     125,645      162,780
   Shares Redeemed.....................................................  (1,359,658)  (1,624,192)   (879,341)  (1,506,221)
                                                                        -----------  -----------  ----------  -----------
          Net Increase (Decrease) from Capital Share
            Transactions...............................................     181,152      736,744     261,484      108,144
                                                                        -----------  -----------  ----------  -----------
          Total Increase (Decrease) in Net Assets......................     233,103     (417,697)    980,788      520,891
NET ASSETS
   Beginning of Period.................................................   9,423,442    9,841,139   8,517,069    7,996,178
                                                                        -----------  -----------  ----------  -----------
   End of Period....................................................... $ 9,656,545  $ 9,423,442  $9,497,857  $ 8,517,069
                                                                        ===========  ===========  ==========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................................      71,459      104,257      49,194       68,274
   Shares Issued in Lieu of Cash Distributions.........................      20,849       14,892       6,232        7,714
   Shares Redeemed.....................................................     (80,634)     (81,550)    (42,107)     (70,464)
                                                                        -----------  -----------  ----------  -----------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...................................................      11,674       37,599      13,319        5,524
                                                                        ===========  ===========  ==========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            DFA INTERNATIONAL VALUE PORTFOLIO-CLASS R2 SHARES
                                        --------------------------------------------------------
                                        SIX MONTHS    YEAR     YEAR    YEAR      YEAR      YEAR
                                           ENDED      ENDED    ENDED   ENDED     ENDED     ENDED
                                          APR 30,    OCT 31,  OCT 31, OCT 31,   OCT 31,   OCT 31,
                                           2019       2018     2017    2016      2015      2014
                                        -----------  -------  ------- -------  -------   -------
                                        (UNAUDITED)
Net Asset Value, Beginning of
  Period...............................   $17.68     $19.89   $16.27  $16.93   $ 18.48   $ 19.46
                                          ------     ------   ------  ------   -------   -------
Income from Investment
  Operations(A)
----------------------
   Net Investment Income (Loss)........     0.26       0.54     0.55    0.53      0.51      0.74
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................     0.43      (2.21)    3.61   (0.65)    (1.55)    (0.93)
                                          ------     ------   ------  ------   -------   -------
       Total from Investment
         Operations....................     0.69      (1.67)    4.16   (0.12)    (1.04)    (0.19)
                                          ------     ------   ------  ------   -------   -------
Less Distributions:
-------------------
   Net Investment Income...............    (0.11)     (0.54)   (0.54)  (0.54)    (0.51)    (0.79)
   Net Realized Gains..................    (0.52)        --       --      --        --        --
                                          ------     ------   ------  ------   -------   -------
       Total Distributions.............    (0.63)     (0.54)   (0.54)  (0.54)    (0.51)    (0.79)
                                          ------     ------   ------  ------   -------   -------
Net Asset Value, End of Period.........   $17.74     $17.68   $19.89  $16.27   $ 16.93   $ 18.48
                                          ======     ======   ======  ======   =======   =======
Total Return...........................     4.29%(B)  (8.59%)  25.99%  (0.43%)   (5.78%)   (1.21%)
                                          ------     ------   ------  ------   -------   -------
Net Assets, End of Period
  (thousands)..........................   $1,814     $1,477   $3,508  $3,308   $10,404   $11,200
Ratio of Expenses to Average Net
  Assets (D)...........................     0.68%(C)   0.68%    0.68%   0.68%     0.68%     0.68%
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor) (D)......................     0.88%(C)   0.88%    0.88%   0.88%     0.73%     0.68%
Ratio of Net Investment Income to
  Average Net Assets...................     3.11%(C)   2.72%    3.07%    3.4%     2.81%     3.79%
                                          ------     ------   ------  ------   -------   -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 DFA INTERNATIONAL VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                        ----------------------------------------------------------------------------
                                         SIX MONTHS       YEAR         YEAR        YEAR         YEAR         YEAR
                                            ENDED         ENDED        ENDED       ENDED        ENDED        ENDED
                                           APR 30,       OCT 31,      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                                            2019          2018         2017        2016         2015         2014
                                        -----------    ----------   ----------  ----------   ----------   ----------
                                         (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $    17.74     $    19.94   $    16.30  $    16.92   $    18.47   $    19.45
                                        ----------     ----------   ----------  ----------   ----------   ----------
Income (loss) from Investment
  Operations(A)
-----------------------------
   Net Investment Income (Loss)........       0.28           0.60         0.56        0.55         0.56         0.84
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................       0.43          (2.21)        3.66       (0.63)       (1.56)       (0.98)
                                        ----------     ----------   ----------  ----------   ----------   ----------
       Total from Investment
         Operations....................       0.71          (1.61)        4.22       (0.08)       (1.00)       (0.14)
                                        ----------     ----------   ----------  ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income...............      (0.14)         (0.59)       (0.58)      (0.54)       (0.55)       (0.84)
   Net Realized Gains..................      (0.52)            --           --          --           --           --
                                        ----------     ----------   ----------  ----------   ----------   ----------
       Total Distributions.............      (0.66)         (0.59)       (0.58)      (0.54)       (0.55)       (0.84)
                                        ----------     ----------   ----------  ----------   ----------   ----------
Net Asset Value, End of Period......... $    17.79     $    17.74   $    19.94  $    16.30   $    16.92   $    18.47
                                        ==========     ==========   ==========  ==========   ==========   ==========
Total Return...........................       4.39%(B)      (8.32%)      26.36%      (0.20%)      (5.58%)      (0.97%)
                                        ----------     ----------   ----------  ----------   ----------   ----------
Net Assets, End of Period
  (thousands).......................... $9,654,731     $9,421,965   $9,837,631  $7,270,665   $6,795,481   $6,991,214
Ratio of Expenses to Average Net
  Assets (D)...........................       0.43%(C)       0.43%        0.43%       0.43%        0.43%        0.43%
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor and (Fees Paid
  Indirectly)) (D).....................       0.63%(C)       0.63%        0.63%       0.63%        0.49%        0.43%
Ratio of Net Investment Income to
  Average Net Assets...................       3.30%(C)       3.01%        3.12%       3.51%        3.10%        4.29%
                                        ----------     ----------   ----------  ----------   ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    U.S. LARGE COMPANY PORTFOLIO
                                             -------------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019          2018        2017        2016        2015        2014
                                             -----------    ----------  ----------  ----------  ----------  ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    21.06     $    20.05  $    16.67  $    16.42  $    15.94  $    13.87
                                             ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.21           0.41        0.37        0.35        0.33        0.29
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       1.80           1.05        3.50        0.38        0.47        2.07
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....       2.01           1.46        3.87        0.73        0.80        2.36
                                             ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.20)         (0.39)      (0.39)      (0.34)      (0.32)      (0.29)
   Net Realized Gains.......................      (0.13)         (0.06)      (0.10)      (0.14)         --          --
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions..................      (0.33)         (0.45)      (0.49)      (0.48)      (0.32)      (0.29)
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............. $    22.74     $    21.06  $    20.05  $    16.67  $    16.42  $    15.94
                                             ==========     ==========  ==========  ==========  ==========  ==========
Total Return................................       9.77%(B)       7.25%      23.55%       4.54%       5.09%      17.17%
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)....... $9,497,857     $8,517,069  $7,996,178  $6,365,936  $5,810,743  $5,668,374
Ratio of Expenses to Average Net Assets.....       0.08%(C)       0.08%       0.08%       0.08%       0.08%       0.08%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................       0.08%(C)       0.08%       0.08%       0.08%       0.09%       0.08%
Ratio of Net Investment Income to
  Average Net Assets........................       2.05%(C)       1.90%       1.99%       2.17%       2.05%       1.95%
Portfolio Turnover Rate.....................          2%(B)          5%          7%          9%          2%          3%
                                             ----------     ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, two of which, DFA International Value Portfolio and U.S. Large Company Portfolio (the "Portfolios"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   DFA International Value Portfolio (the "Feeder Fund") invests substantially all of its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. As of April 30, 2019, the Feeder Fund owned 76% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   The Feeder Fund's investment reflects its proportionate interests in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the six months ended April 30, 2019, the Feeder Fund's and the U.S. Large Company Portfolio's investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 DFA International Value Portfolio....... 0.40%
                 U.S. Large Company Portfolio............ 0.06%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the U.S. Large Company Portfolio, and a portion of the Fee Waiver Agreement for the Feeder Fund, will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Feeder Fund. During the six months ended April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived.

                                                                     NET WAIVED FEES/
                                                                     EXPENSES ASSUMED     PREVIOUSLY
                                                        RECOVERY        (RECOVERED       WAIVED FEES/
                                          EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                         LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                 AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------               ---------- ---------------- ----------------- -----------------
DFA International Value Portfolio (1)...    0.40%          --             $9,182               --
U.S. Large Company Portfolio (2)........    0.08%         $50                 84             $454

CLASS R2 SHARES
---------------
DFA International Value Portfolio (3)...    0.79%          --                  2               --

(1)The Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis.
(2)The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) ("Portfolio Expenses") of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio's average net assets (the "Annualized Expense Ratio"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Annualized Expense Ratio identified above.
(3)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.40% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the "Annualized Expense Ratio"). At any time that the annualized expenses of Class R2 shares of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and does not cause the annualized expense ratio of Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio identified above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amounts paid by the Fund to the CCO were $16 (in thousands). The total related amounts paid by each Portfolio are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                 DFA International Value Portfolio....... $299
                 U.S. Large Company Portfolio............  335

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, U.S. Large Company Portfolio's transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                   PURCHASES  SALES
                                                   --------- --------
          U.S. Large Company Portfolio............ $420,284  $164,739

   There were no purchases or sales of long-term U.S. government securities.

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                      NET
                                                    REALIZED   CHANGE IN    BALANCE   SHARES
                     BALANCE AT            PROCEEDS  GAIN/    UNREALIZED      AT       AS OF               CAPITAL
                     OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/ APRIL 30, APRIL 30, DIVIDEND     GAIN
                        2018      AT COST   SALES   ON SALES DEPRECIATION    2019      2019     INCOME  DISTRIBUTIONS
                     ----------- --------- -------- -------- ------------- --------- --------- -------- -------------
U.S. LARGE COMPANY
  PORTFOLIO
The DFA Short Term
  Investment Fund...  $164,037   $684,552  $716,978   $(3)        $10      $131,618   11,375    $1,788       --
                      --------   --------  --------   ---         ---      --------   ------    ------       --
TOTAL                 $164,037   $684,552  $716,978   $(3)        $10      $131,618   11,375    $1,788       --
                      ========   ========  ========   ===         ===      ========   ======    ======       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to net foreign currency gains/losses, foreign capital gains tax reclass and realized gains on securities considered to be "passive foreign investment companies," were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                    NET INVESTMENT
                                      INCOME AND
                                      SHORT-TERM     LONG-TERM   TAX EXEMPT
                                    CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                    -------------- ------------- ---------- --------
DFA International Value Portfolio
2017...............................    $277,339            --        --     $277,339
2018...............................     298,200            --        --      298,200
U.S. Large Company Portfolio
2017...............................     154,938       $38,779        --      193,717
2018...............................     157,152        19,860        --      177,012

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM
                                         CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                         -------------- ------------- --------
DFA International Value Portfolio.......    $(28,658)        --       $(28,658)
U.S. Large Company Portfolio............      (5,603)        --         (5,603)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                         UNDISTRIBUTED                                 TOTAL NET
                                         NET INVESTMENT                              DISTRIBUTABLE
                                           INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                           SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                         CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                         -------------- ------------- -------------- -------------
DFA International Value Portfolio.......    $22,292       $273,710      $  107,257    $  403,259
U.S. Large Company Portfolio............      9,587         53,797       4,596,176     4,659,560

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolios did not have capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable.

   During the year ended October 31, 2018, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

                DFA International Value Portfolio....... $54,014

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                     NET
                                                                                  UNREALIZED
                                          FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                          TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                         ---------- ------------ -------------- --------------
DFA International Value Portfolio....... $9,292,737  $  399,734           --      $  399,734
U.S. Large Company Portfolio............  4,301,695   5,575,371    $(126,424)      5,448,947

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                           SIX MONTHS ENDED         YEAR ENDED
                                            APRIL 30, 2019       OCTOBER 31, 2018
                                         --------------------  --------------------
                                              (UNAUDITED)
                                            AMOUNT     SHARES     AMOUNT     SHARES
                                         -----------  -------  -----------  -------
DFA INTERNATIONAL VALUE PORTFOLIO
Class R2 Shares
   Shares Issued........................ $       300       18  $     2,206      111
   Shares Issued in Lieu of Cash
     Distributions......................          55        3          102        5
   Shares Redeemed......................         (45)      (3)      (3,878)    (209)
                                         -----------  -------  -----------  -------
Net Increase (Decrease) -- Class R2
  Shares................................ $       310       18  $    (1,570)     (93)
                                         ===========  =======  ===========  =======
Institutional Class Shares
   Shares Issued........................ $ 1,204,209   71,441  $ 2,069,351  104,146
   Shares Issued in Lieu of Cash
     Distributions......................     336,246   20,846      289,277   14,887
   Shares Redeemed......................  (1,359,613) (80,631)  (1,620,314) (81,341)
                                         -----------  -------  -----------  -------
Net Increase (Decrease) --
  Institutional Class Shares............ $   180,842   11,656  $   738,314   37,692
                                         ===========  =======  ===========  =======

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1. FUTURES CONTRACTS: The U.S. Large Company Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities . Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                      FUTURES
                                                      -------
                  U.S. Large Company Portfolio....... $30,404

   The following is a summary of the U.S. Large Company Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                              ASSET DERIVATIVES VALUE
                                           ------------------------------
                                            TOTAL VALUE
                                                 AT           EQUITY
                                           APRIL 30, 2019 CONTRACTS *,(1)
                                           -------------- ---------------
       U.S. Large Company Portfolio.......      $76             $76

(1)Presented on Statements of Assets and Liabilities as Receivables/Payables:
   Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's direct investment in derivative instrument holdings categorized by primary risk exposure for the six months ended
April 30, 2019 (amounts in thousands):

                                                REALIZED GAIN (LOSS) ON
                                                    DERIVATIVES
                                                ----------------------
                                                            EQUITY
                                                TOTAL    CONTRACTS (1)
                                                -----    -------------
            U.S. Large Company Portfolio....... $(563)       $(563)

                                                CHANGE IN UNREALIZED APPRECIATION
                                                  (DEPRECIATION) ON DERIVATIVES
                                                ---------------------------------
                                                                EQUITY
                                                TOTAL        CONTRACTS (2)
                                                -----        -------------
            U.S. Large Company Portfolio.......  $1               $1

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                      MAXIMUM
                                                                                       AMOUNT   OUTSTANDING
                                      WEIGHTED      WEIGHTED    NUMBER OF   INTEREST  BORROWED  BORROWINGS
                                       AVERAGE      AVERAGE        DAYS     EXPENSE    DURING      AS OF
                                    INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED THE PERIOD 04/30/2019
                                    ------------- ------------ ------------ -------- ---------- -----------
U.S. Large Company Portfolio.......     3.16%        $2,884         14         $4      $7,611       --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the U.S. Large Company Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The U.S. Large Company Portfolio did not use the interfund lending program during the six months ended April 30, 2019.

J. SECURITIES LENDING:

   As of April 30, 2019, The U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The non-cash collateral includes short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

                                                      NON-CASH
                                                     COLLATERAL
                                                       MARKET
                                                       VALUE
                                                     ----------
                 U.S. Large Company Portfolio.......  $130,583

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the U.S. Large Company Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the U.S. Large Company Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the U.S. Large Company Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                            REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                          AS OF APRIL 30, 2019
                          -----------------------------------------------------
                          OVERNIGHT AND            BETWEEN
                           CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                          ------------- -------- ------------ -------- --------
SECURITIES LENDING
  TRANSACTIONS
U.S. LARGE COMPANY
  PORTFOLIO
   Common Stocks.........   $131,618       --         --         --    $131,618

K. SHAREHOLDER SERVICING FEES:

   The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio's Class R2 Shares.

L. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

N. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                 APPROXIMATE
                                                                  PERCENTAGE
                                                    NUMBER OF   OF OUTSTANDING
                                                   SHAREHOLDERS     SHARES
                                                   ------------ --------------
DFA International Value Portfolio-Class R2........      5             98%
DFA International Value Portfolio-Institutional
  Class...........................................      4             72%
U.S. Large Company Portfolio-Institutional Class..      3             69%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

O. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                         ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                         --------------------------------------------
                                          NET INCOME FOR      ACCUMULATED
                                          THE CURRENT OR     UNDISTRIBUTED
                                             PRECEDING        NET PROFITS    PAID-IN
                                           FISCAL YEAR,      FROM THE SALE   SURPLUS
                                          AND ACCUMULATED    OF SECURITIES   OR OTHER
                                         UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                INCOME          PROPERTIES      SOURCE
--------------                           -----------------   -------------   --------
DFA International Value Portfolio
  December 18, 2018.....................        64%                0%           36%
U.S. Large Company Portfolio
  December 17, 2018.....................        88%                0%           12%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                       BEGINNING  ENDING               EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                         VALUE    VALUE     EXPENSE     DURING
                                       11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                       --------- --------- ---------- ----------
THE U.S. LARGE CAP VALUE SERIES
-------------------------------
Actual Fund Return.................... $1,000.00 $1,044.40    0.11%     $0.56
Hypothetical 5% Annual Return......... $1,000.00 $1,024.25    0.11%     $0.55

THE DFA INTERNATIONAL VALUE SERIES
----------------------------------
Actual Fund Return.................... $1,000.00 $1,044.80    0.22%     $1.12
Hypothetical 5% Annual Return......... $1,000.00 $1,023.70    0.22%     $1.10

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                       BEGINNING  ENDING               EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                         VALUE    VALUE     EXPENSE     DURING
                                       11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                       --------- --------- ---------- ----------
THE JAPANESE SMALL COMPANY SERIES
---------------------------------
Actual Fund Return.................... $1,000.00 $  985.80    0.13%     $0.64
Hypothetical 5% Annual Return......... $1,000.00 $1,024.15    0.13%     $0.65

THE ASIA PACIFIC SMALL COMPANY SERIES
-------------------------------------
Actual Fund Return.................... $1,000.00 $1,097.60    0.14%     $0.73
Hypothetical 5% Annual Return......... $1,000.00 $1,024.10    0.14%     $0.70

THE UNITED KINGDOM SMALL COMPANY
  SERIES
--------------------------------
Actual Fund Return.................... $1,000.00 $1,095.40    0.12%     $0.62
Hypothetical 5% Annual Return......... $1,000.00 $1,024.20    0.12%     $0.60

THE CONTINENTAL SMALL COMPANY SERIES
------------------------------------
Actual Fund Return.................... $1,000.00 $1,073.00    0.13%     $0.67
Hypothetical 5% Annual Return......... $1,000.00 $1,024.15    0.13%     $0.65

THE CANADIAN SMALL COMPANY SERIES
---------------------------------
Actual Fund Return.................... $1,000.00 $  994.00    0.12%     $0.59
Hypothetical 5% Annual Return......... $1,000.00 $1,024.20    0.12%     $0.60

THE EMERGING MARKETS SERIES
---------------------------
Actual Fund Return.................... $1,000.00 $1,121.70    0.14%     $0.74
Hypothetical 5% Annual Return......... $1,000.00 $1,024.10    0.14%     $0.70

THE EMERGING MARKETS SMALL CAP SERIES
-------------------------------------
Actual Fund Return.................... $1,000.00 $1,146.80    0.25%     $1.33
Hypothetical 5% Annual Return......... $1,000.00 $1,023.56    0.25%     $1.25

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       THE U.S. LARGE CAP VALUE SERIES
                Communication Services..................   9.4%
                Consumer Discretionary..................   7.3%
                Consumer Staples........................   5.2%
                Energy..................................  14.6%
                Financials..............................  22.6%
                Health Care.............................  14.4%
                Industrials.............................  10.6%
                Information Technology..................  10.6%
                Materials...............................   4.7%
                Real Estate.............................   0.3%
                Utilities...............................   0.3%
                                                         -----
                                                         100.0%

                      THE DFA INTERNATIONAL VALUE SERIES
                Communication Services..................   3.8%
                Consumer Discretionary..................  15.3%
                Consumer Staples........................   3.7%
                Energy..................................  13.3%
                Financials..............................  29.7%
                Health Care.............................   4.0%
                Industrials.............................   9.9%
                Information Technology..................   2.3%
                Materials...............................  13.5%
                Real Estate.............................   3.1%
                Utilities...............................   1.4%
                                                         -----
                                                         100.0%

                      THE JAPANESE SMALL COMPANY SERIES
                Communication Services..................   2.9%
                Consumer Discretionary..................  18.4%
                Consumer Staples........................   7.1%
                Energy..................................   1.1%
                Financials..............................   8.4%
                Health Care.............................   5.1%
                Industrials.............................  30.1%
                Information Technology..................  13.9%
                Materials...............................  10.2%
                Real Estate.............................   1.6%
                Utilities...............................   1.2%
                                                         -----
                                                         100.0%

                    THE ASIA PACIFIC SMALL COMPANY SERIES
                Communication Services..................   8.9%
                Consumer Discretionary..................  19.4%
                Consumer Staples........................   7.4%
                Energy..................................   2.5%
                Financials..............................  11.6%
                Health Care.............................   5.8%
                Industrials.............................  14.2%
                Information Technology..................   7.3%
                Materials...............................  12.8%
                Real Estate.............................   7.4%
                Utilities...............................   2.7%
                                                         -----
                                                         100.0%

                   THE UNITED KINGDOM SMALL COMPANY SERIES
                Communication Services..................   6.4%
                Consumer Discretionary..................  21.6%
                Consumer Staples........................   5.2%
                Energy..................................   4.4%
                Financials..............................  13.9%
                Health Care.............................   3.3%
                Industrials.............................  27.6%
                Information Technology..................   5.9%
                Materials...............................   6.5%
                Real Estate.............................   3.1%
                Utilities...............................   2.1%
                                                         -----
                                                         100.0%

                     THE CONTINENTAL SMALL COMPANY SERIES
                Communication Services..................   6.4%
                Consumer Discretionary..................   9.9%
                Consumer Staples........................   5.1%
                Energy..................................   3.6%
                Financials..............................  12.3%
                Health Care.............................   7.1%
                Industrials.............................  27.5%
                Information Technology..................  10.3%
                Materials...............................   7.3%
                Real Estate.............................   6.8%
                Utilities...............................   3.7%
                                                         -----
                                                         100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

                      THE CANADIAN SMALL COMPANY SERIES
                Communication Services..................   2.4%
                Consumer Discretionary..................   6.3%
                Consumer Staples........................   5.1%
                Energy..................................  19.4%
                Financials..............................  10.0%
                Health Care.............................   1.8%
                Industrials.............................  11.1%
                Information Technology..................   3.9%
                Materials...............................  27.9%
                Real Estate.............................   4.7%
                Utilities...............................   7.4%
                                                         -----
                                                         100.0%

                         THE EMERGING MARKETS SERIES
                Communication Services..................   9.2%
                Consumer Discretionary..................  10.0%
                Consumer Staples........................   7.9%
                Energy..................................   7.5%
                Financials..............................  22.5%
                Health Care.............................   2.4%
                Industrials.............................   7.3%
                Information Technology..................  17.9%
                Materials...............................  10.0%
                Real Estate.............................   2.6%
                Utilities...............................   2.7%
                                                         -----
                                                         100.0%

                    THE EMERGING MARKETS SMALL CAP SERIES
                Communication Services..................   3.8%
                Consumer Discretionary..................  15.1%
                Consumer Staples........................   8.1%
                Energy..................................   1.4%
                Financials..............................   8.3%
                Health Care.............................   6.9%
                Industrials.............................  15.0%
                Information Technology..................  16.1%
                Materials...............................  12.2%
                Real Estate.............................   7.4%
                Utilities...............................   5.7%
                                                         -----
                                                         100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                              PERCENTAGE
                                                    SHARES       VALUE+     OF NET ASSETS++
                                                  ---------- -------------- ---------------
COMMON STOCKS -- (96.8%)
COMMUNICATION SERVICES -- (9.1%)
    AT&T, Inc.................................... 35,433,006 $1,097,005,866       3.6%
*   Charter Communications, Inc., Class A........    940,732    349,190,311       1.2%
    Comcast Corp., Class A....................... 21,941,529    955,114,757       3.2%
    Other Securities.............................               414,624,150       1.3%
                                                             --------------      ----
TOTAL COMMUNICATION SERVICES.....................             2,815,935,084       9.3%
                                                             --------------      ----
CONSUMER DISCRETIONARY -- (7.1%)
    Ford Motor Co................................ 16,051,999    167,743,390       0.6%
    General Motors Co............................  6,055,833    235,874,695       0.8%
    Royal Caribbean Cruises, Ltd.................  1,239,713    149,930,890       0.5%
    Other Securities.............................             1,650,971,075       5.4%
                                                             --------------      ----
TOTAL CONSUMER DISCRETIONARY.....................             2,204,520,050       7.3%
                                                             --------------      ----
CONSUMER STAPLES -- (5.1%)
    Mondelez International, Inc., Class A........  3,530,822    179,542,299       0.6%
    Walgreens Boots Alliance, Inc................  3,401,321    182,208,766       0.6%
    Walmart, Inc.................................  5,346,820    549,866,969       1.8%
    Other Securities.............................               661,490,871       2.2%
                                                             --------------      ----
TOTAL CONSUMER STAPLES...........................             1,573,108,905       5.2%
                                                             --------------      ----
ENERGY -- (14.1%)
    Chevron Corp.................................  8,332,828  1,000,439,330       3.3%
    ConocoPhillips...............................  5,133,675    324,037,566       1.1%
    Exxon Mobil Corp............................. 14,447,635  1,159,856,138       3.8%
    Kinder Morgan, Inc...........................  7,052,891    140,140,944       0.5%
    Marathon Petroleum Corp......................  3,692,836    224,782,927       0.7%
    Occidental Petroleum Corp....................  3,079,335    181,311,245       0.6%
    Valero Energy Corp...........................  2,510,791    227,628,312       0.7%
    Other Securities.............................             1,118,701,647       3.7%
                                                             --------------      ----
TOTAL ENERGY.....................................             4,376,898,109      14.4%
                                                             --------------      ----
FINANCIALS -- (21.9%)
    Bank of America Corp......................... 17,339,347    530,237,201       1.7%
    Bank of New York Mellon Corp. (The)..........  3,775,210    187,476,929       0.6%
*   Berkshire Hathaway, Inc., Class B............  2,954,909    640,358,329       2.1%
    Capital One Financial Corp...................  2,121,634    196,951,284       0.6%
    Citigroup, Inc...............................  7,147,502    505,328,391       1.7%
    Goldman Sachs Group, Inc. (The)..............  1,573,221    323,957,668       1.1%
    JPMorgan Chase & Co..........................  8,086,435    938,430,782       3.1%
    Morgan Stanley...............................  5,549,021    267,740,263       0.9%
    PNC Financial Services Group, Inc. (The).....  1,313,525    179,860,978       0.6%
    Travelers Cos., Inc. (The)...................  1,165,331    167,516,331       0.6%
    Wells Fargo & Co............................. 15,105,491    731,256,819       2.4%
    Other Securities.............................             2,115,464,492       7.0%
                                                             --------------      ----
TOTAL FINANCIALS.................................             6,784,579,467      22.4%
                                                             --------------      ----
HEALTH CARE -- (13.9%)
    Abbott Laboratories..........................  4,087,436    325,196,408       1.1%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

                                                                                                    PERCENTAGE
                                                                        SHARES        VALUE+      OF NET ASSETS++
                                                                      ----------- --------------- ---------------
HEALTH CARE -- (Continued)
    Anthem, Inc......................................................   1,376,563 $   362,077,366       1.2%
*   Cigna Corp.......................................................   1,485,867     236,015,114       0.8%
    CVS Health Corp..................................................   5,855,936     318,445,800       1.1%
    Danaher Corp.....................................................   1,886,239     249,813,493       0.8%
    Medtronic P.L.C..................................................   4,359,974     387,209,291       1.3%
    Pfizer, Inc......................................................  24,583,746     998,345,925       3.3%
    Thermo Fisher Scientific, Inc....................................   1,073,774     297,918,596       1.0%
    Other Securities.................................................               1,131,276,788       3.6%
                                                                                  ---------------      ----
TOTAL HEALTH CARE....................................................               4,306,298,781      14.2%
                                                                                  ---------------      ----
INDUSTRIALS -- (10.2%)
    Delta Air Lines, Inc.............................................   2,950,569     171,988,667       0.6%
    Eaton Corp. P.L.C................................................   1,816,899     150,475,575       0.5%
    FedEx Corp.......................................................   1,023,792     193,967,632       0.6%
    Norfolk Southern Corp............................................   1,385,379     282,645,024       0.9%
    Republic Services, Inc...........................................   1,904,674     157,745,101       0.5%
    Stanley Black & Decker, Inc......................................   1,036,769     151,990,335       0.5%
*   United Continental Holdings, Inc.................................   1,791,923     159,230,278       0.5%
    United Technologies Corp.........................................   2,077,962     296,338,161       1.0%
    Other Securities.................................................               1,601,793,037       5.3%
                                                                                  ---------------      ----
TOTAL INDUSTRIALS....................................................               3,166,173,810      10.4%
                                                                                  ---------------      ----
INFORMATION TECHNOLOGY -- (10.3%)
    Broadcom, Inc....................................................     457,974     145,818,922       0.5%
    Cisco Systems, Inc...............................................   4,131,076     231,133,702       0.8%
    Fidelity National Information Services, Inc......................   1,231,562     142,774,983       0.5%
    HP, Inc..........................................................   9,619,949     191,917,982       0.6%
    Intel Corp.......................................................  22,465,295   1,146,628,657       3.8%
*   Micron Technology, Inc...........................................   5,266,057     221,490,357       0.7%
    Other Securities.................................................               1,112,561,335       3.6%
                                                                                  ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................               3,192,325,938      10.5%
                                                                                  ---------------      ----
MATERIALS -- (4.5%)
    Nucor Corp.......................................................   2,517,086     143,650,098       0.5%
    Other Securities.................................................               1,268,707,050       4.2%
                                                                                  ---------------      ----
TOTAL MATERIALS......................................................               1,412,357,148       4.7%
                                                                                  ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities.................................................                  87,404,723       0.3%
                                                                                  ---------------      ----
UTILITIES -- (0.3%)
    Other Securities.................................................                  94,445,605       0.3%
                                                                                  ---------------      ----
TOTAL COMMON STOCKS..................................................              30,014,047,620      99.0%
                                                                                  ---------------      ----
TEMPORARY CASH INVESTMENTS -- (0.9%)
    State Street Institutional U.S. Government Money Market Fund,
      2.370%......................................................... 276,182,719     276,182,719       0.9%
                                                                                  ---------------      ----

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

                                                                    PERCENTAGE
                                         SHARES       VALUE+      OF NET ASSETS++
                                       ---------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@(S)  The DFA Short Term Investment
        Fund.......................... 60,841,593 $   703,998,078        2.3%
                                                  ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $23,161,639,466)..............            $30,994,228,417      102.2%
                                                  ===============      =====

As of April 30, 2019, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index...   1,445    06/21/19  $200,416,238 $213,029,125  $12,612,887
                                               ------------ ------------  -----------
TOTAL FUTURES CONTRACTS..                      $200,416,238 $213,029,125  $12,612,887
                                               ============ ============  ===========

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------------
                                     LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                 --------------- ------------ ------- ---------------
Common Stocks
   Communication Services....... $ 2,815,935,084           --   --    $ 2,815,935,084
   Consumer Discretionary.......   2,204,520,050           --   --      2,204,520,050
   Consumer Staples.............   1,573,108,905           --   --      1,573,108,905
   Energy.......................   4,376,898,109           --   --      4,376,898,109
   Financials...................   6,784,579,467           --   --      6,784,579,467
   Health Care..................   4,306,298,781           --   --      4,306,298,781
   Industrials..................   3,166,173,810           --   --      3,166,173,810
   Information Technology.......   3,192,325,938           --   --      3,192,325,938
   Materials....................   1,412,357,148           --   --      1,412,357,148
   Real Estate..................      87,404,723           --   --         87,404,723
   Utilities....................      94,445,605           --   --         94,445,605
Temporary Cash Investments......     276,182,719           --   --        276,182,719
Securities Lending Collateral...              -- $703,998,078   --        703,998,078
Futures Contracts**.............      12,612,887           --   --         12,612,887
                                 --------------- ------------   --    ---------------
TOTAL........................... $30,302,843,226 $703,998,078   --    $31,006,841,304
                                 =============== ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                               PERCENTAGE
                                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ---------- ------------------------------- ---------------
COMMON STOCKS -- (93.8%)
AUSTRALIA -- (5.7%)
#   Australia & New Zealand Banking Group, Ltd... 10,445,267         $  200,388,023                1.6%
    National Australia Bank, Ltd.................  3,921,197             70,013,084                0.5%
    Other Securities.............................                       479,670,205                3.8%
                                                                     --------------               ----
TOTAL AUSTRALIA..................................                       750,071,312                5.9%
                                                                     --------------               ----
AUSTRIA -- (0.1%)
    Other Securities.............................                         9,197,125                0.1%
                                                                     --------------               ----
BELGIUM -- (0.9%)
    Other Securities.............................                       123,103,927                1.0%
                                                                     --------------               ----
CANADA -- (8.2%)
    Bank of Montreal.............................  1,395,536            110,205,478                0.9%
    Canadian Natural Resources, Ltd..............  2,862,125             85,806,507                0.7%
    Suncor Energy, Inc...........................  3,145,721            103,738,099                0.8%
    Other Securities.............................                       765,180,995                6.0%
                                                                     --------------               ----
TOTAL CANADA.....................................                     1,064,931,079                8.4%
                                                                     --------------               ----
DENMARK -- (1.6%)
    Vestas Wind Systems A.S......................    774,838             70,110,338                0.6%
    Other Securities.............................                       139,084,579                1.1%
                                                                     --------------               ----
TOTAL DENMARK....................................                       209,194,917                1.7%
                                                                     --------------               ----
FINLAND -- (0.7%)
    Other Securities.............................                        86,712,680                0.7%
                                                                     --------------               ----
FRANCE -- (9.7%)
#   AXA SA.......................................  2,698,893             71,970,160                0.6%
    BNP Paribas SA...............................  1,990,380            105,954,082                0.8%
    Cie de Saint-Gobain..........................  1,557,425             63,854,347                0.5%
#   Cie Generale des Etablissements Michelin SCA.    637,668             82,457,178                0.7%
    Orange SA....................................  5,978,647             93,437,594                0.7%
#   Peugeot SA...................................  3,133,702             82,162,147                0.7%
    Renault SA...................................  1,007,824             68,760,191                0.5%
#   Total SA.....................................  6,874,996            382,186,256                3.0%
    Other Securities.............................                       314,311,691                2.5%
                                                                     --------------               ----
TOTAL FRANCE.....................................                     1,265,093,646               10.0%
                                                                     --------------               ----
GERMANY -- (6.2%)
    Bayer AG.....................................  1,485,062             98,808,321                0.8%
    Bayerische Motoren Werke AG..................  1,225,665            104,559,550                0.8%
    Daimler AG...................................  3,530,733            231,743,105                1.8%
    Other Securities.............................                       375,034,573                3.0%
                                                                     --------------               ----
TOTAL GERMANY....................................                       810,145,549                6.4%
                                                                     --------------               ----
HONG KONG -- (3.3%)
    CK Hutchison Holdings, Ltd...................  7,657,984             80,515,350                0.6%
    Sun Hung Kai Properties, Ltd.................  4,291,920             74,071,412                0.6%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ---------- ------------------------------- ---------------
HONG KONG -- (Continued)
    Other Securities........................                    $  272,660,389                2.2%
                                                                --------------               ----
TOTAL HONG KONG.............................                       427,247,151                3.4%
                                                                --------------               ----
IRELAND -- (0.3%)
    Other Securities........................                        40,685,748                0.3%
                                                                --------------               ----
ISRAEL -- (0.5%)
    Other Securities........................                        59,148,620                0.5%
                                                                --------------               ----
ITALY -- (1.9%)
    Other Securities........................                       245,896,950                2.0%
                                                                --------------               ----
JAPAN -- (20.7%)
    Hitachi, Ltd............................  2,597,600             86,391,566                0.7%
    Honda Motor Co., Ltd....................  4,590,300            128,082,826                1.0%
    Mitsubishi Corp.........................  2,386,000             65,728,752                0.5%
    Mitsubishi UFJ Financial Group, Inc..... 11,934,650             59,214,066                0.5%
    Sumitomo Mitsui Financial Group, Inc....  2,857,600            103,862,905                0.8%
    Toyota Motor Corp.......................  3,388,190            209,764,343                1.7%
    Other Securities........................                     2,056,034,565               16.2%
                                                                --------------               ----
TOTAL JAPAN.................................                     2,709,079,023               21.4%
                                                                --------------               ----
NETHERLANDS -- (3.6%)
#   ING Groep NV............................  6,111,967             77,988,856                0.6%
    Koninklijke Ahold Delhaize NV...........  5,195,538            125,220,704                1.0%
#   Koninklijke DSM NV......................    631,262             72,198,472                0.6%
    Other Securities........................                       195,176,011                1.5%
                                                                --------------               ----
TOTAL NETHERLANDS...........................                       470,584,043                3.7%
                                                                --------------               ----
NEW ZEALAND -- (0.2%)
    Other Securities........................                        23,328,938                0.2%
                                                                --------------               ----
NORWAY -- (0.8%)
    Other Securities........................                       108,663,429                0.9%
                                                                --------------               ----
PORTUGAL -- (0.0%)
    Other Security..........................                         5,381,120                0.1%
                                                                --------------               ----
SINGAPORE -- (1.1%)
    Other Securities........................                       144,328,182                1.1%
                                                                --------------               ----
SPAIN -- (2.5%)
    Banco Santander SA...................... 46,001,071            233,196,700                1.8%
    Repsol SA...............................  3,644,863             61,848,581                0.5%
    Other Securities........................                        33,425,248                0.3%
                                                                --------------               ----
TOTAL SPAIN.................................                       328,470,529                2.6%
                                                                --------------               ----
SWEDEN -- (2.4%)
    Other Securities........................                       308,630,980                2.4%
                                                                --------------               ----
SWITZERLAND -- (8.3%)
    Cie Financiere Richemont SA.............  1,165,784             85,221,543                0.7%
    Novartis AG.............................  2,588,680            212,116,609                1.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

                                                                                             PERCENTAGE
                                                 SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ----------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
      UBS Group AG............................   6,275,625         $    84,152,716                0.7%
      Zurich Insurance Group AG...............     445,436             141,990,622                1.1%
      Other Securities........................                         567,427,900                4.4%
                                                                   ---------------              -----
TOTAL SWITZERLAND.............................                       1,090,909,390                8.6%
                                                                   ---------------              -----
UNITED KINGDOM -- (14.9%)
      Anglo American P.L.C....................   5,039,458             130,772,421                1.0%
      Aviva P.L.C.............................  16,319,347              91,651,527                0.7%
      BP P.L.C., Sponsored ADR................   3,666,922             160,354,499                1.3%
      British American Tobacco P.L.C..........   2,179,454              85,323,269                0.7%
      Glencore P.L.C..........................  26,606,474             105,562,725                0.8%
      HSBC Holdings P.L.C.....................  13,949,143             121,538,391                1.0%
#     HSBC Holdings P.L.C., Sponsored ADR.....   2,687,511             117,094,854                0.9%
      Lloyds Banking Group P.L.C.............. 181,694,609             148,596,224                1.2%
      Royal Dutch Shell P.L.C., Sponsored
        ADR, Class A..........................   3,293,873             209,259,728                1.7%
#     Royal Dutch Shell P.L.C., Sponsored
        ADR, Class B..........................   3,161,550             205,152,979                1.6%
      Vodafone Group P.L.C....................  58,351,986             108,235,575                0.9%
      Vodafone Group P.L.C., Sponsored ADR....   4,011,201              74,287,448                0.6%
      Other Securities........................                         387,667,371                3.0%
                                                                   ---------------              -----
TOTAL UNITED KINGDOM..........................                       1,945,497,011               15.4%
                                                                   ---------------              -----
UNITED STATES -- (0.2%)
      Other Securities........................                          28,937,048                0.2%
                                                                   ---------------              -----
TOTAL COMMON STOCKS...........................                      12,255,238,397               97.0%
                                                                   ---------------              -----
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Volkswagen AG...........................     689,777             120,436,504                0.9%
      Other Securities........................                          33,407,159                0.3%
                                                                   ---------------              -----
TOTAL GERMANY.................................                         153,843,663                1.2%
                                                                   ---------------              -----
TOTAL INVESTMENT SECURITIES...................                      12,409,082,060
                                                                   ---------------

                                                                       VALUE+
                                                           -------------------------------
SECURITIES LENDING COLLATERAL -- (5.0%)
@(S)  The DFA Short Term Investment Fund......  56,599,536             654,913,232                5.2%
                                                                   ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $12,499,891,299)......................                     $13,063,995,292              103.4%
                                                                   ===============              =====

As of April 30, 2019, The DFA International Value Series had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index..........     44     06/21/19  $  4,018,498 $  4,217,400   $  198,902
S&P 500(R) Emini Index...    724     06/21/19   100,416,643  106,735,700    6,319,057
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $104,435,141 $110,953,100   $6,517,959
                                               ============ ============   ==========

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------------
                                    LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                 -------------- --------------- ------- ---------------
Common Stocks
   Australia....................             -- $   750,071,312   --    $   750,071,312
   Austria......................             --       9,197,125   --          9,197,125
   Belgium......................             --     123,103,927   --        123,103,927
   Canada....................... $1,064,931,079              --   --      1,064,931,079
   Denmark......................      2,381,847     206,813,070   --        209,194,917
   Finland......................             --      86,712,680   --         86,712,680
   France.......................             --   1,265,093,646   --      1,265,093,646
   Germany......................     13,904,173     796,241,376   --        810,145,549
   Hong Kong....................             --     427,247,151   --        427,247,151
   Ireland......................      6,686,558      33,999,190   --         40,685,748
   Israel.......................             --      59,148,620   --         59,148,620
   Italy........................     37,083,898     208,813,052   --        245,896,950
   Japan........................     59,483,401   2,649,595,622   --      2,709,079,023
   Netherlands..................     30,812,663     439,771,380   --        470,584,043
   New Zealand..................             --      23,328,938   --         23,328,938
   Norway.......................        200,100     108,463,329   --        108,663,429
   Portugal.....................             --       5,381,120   --          5,381,120
   Singapore....................             --     144,328,182   --        144,328,182
   Spain........................        354,300     328,116,229   --        328,470,529
   Sweden.......................             --     308,630,980   --        308,630,980
   Switzerland..................     98,770,116     992,139,274   --      1,090,909,390
   United Kingdom...............    883,819,630   1,061,677,381   --      1,945,497,011
   United States................     28,937,048              --   --         28,937,048
Preferred Stocks
   Germany......................             --     153,843,663   --        153,843,663
Securities Lending Collateral...             --     654,913,232   --        654,913,232
Futures Contracts**.............      6,517,959              --   --          6,517,959
                                 -------------- ---------------   --    ---------------
TOTAL........................... $2,233,882,772 $10,836,630,479   --    $13,070,513,251
                                 ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                              PERCENTAGE
                                                   SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  --------- ------------------------------- ---------------
COMMON STOCKS -- (96.7%)
COMMUNICATION SERVICES -- (2.8%)
    Other Securities.............................                    $ 98,840,560                 2.8%
                                                                     ------------                ----
CONSUMER DISCRETIONARY -- (17.8%)
    Autobacs Seven Co., Ltd......................   553,000             9,644,305                 0.3%
    DCM Holdings Co., Ltd........................   813,400             8,062,569                 0.2%
    Other Securities.............................                     622,585,449                17.7%
                                                                     ------------                ----
TOTAL CONSUMER DISCRETIONARY.....................                     640,292,323                18.2%
                                                                     ------------                ----
CONSUMER STAPLES -- (6.9%)
    Milbon Co., Ltd..............................   168,752             8,639,664                 0.3%
    Morinaga Milk Industry Co., Ltd..............   294,800             9,760,883                 0.3%
    Other Securities.............................                     229,679,406                 6.5%
                                                                     ------------                ----
TOTAL CONSUMER STAPLES...........................                     248,079,953                 7.1%
                                                                     ------------                ----
ENERGY -- (1.1%)
#   Iwatani Corp.................................   293,300             9,192,515                 0.3%
    Other Securities.............................                      30,260,652                 0.8%
                                                                     ------------                ----
TOTAL ENERGY.....................................                      39,453,167                 1.1%
                                                                     ------------                ----
FINANCIALS -- (8.1%)
    Daishi Hokuetsu Financial Group, Inc.........   293,700             8,644,070                 0.3%
    Hokuhoku Financial Group, Inc................   921,300            10,161,429                 0.3%
    Jafco Co., Ltd...............................   232,900             8,816,619                 0.3%
#   Shiga Bank, Ltd. (The).......................   338,200             8,093,591                 0.2%
    Other Securities.............................                     254,992,174                 7.2%
                                                                     ------------                ----
TOTAL FINANCIALS.................................                     290,707,883                 8.3%
                                                                     ------------                ----
HEALTH CARE -- (4.9%)
    Mani, Inc....................................   170,700             9,863,654                 0.3%
    Miraca Holdings, Inc.........................   472,500            12,110,780                 0.4%
    Other Securities.............................                     154,309,814                 4.3%
                                                                     ------------                ----
TOTAL HEALTH CARE................................                     176,284,248                 5.0%
                                                                     ------------                ----
INDUSTRIALS -- (29.1%)
    Daiseki Co., Ltd.............................   302,863             8,320,277                 0.2%
    Duskin Co., Ltd..............................   346,300             8,546,394                 0.3%
    Fujikura, Ltd................................ 1,953,600             8,060,828                 0.2%
    Funai Soken Holdings, Inc....................   308,470             8,002,785                 0.2%
    Hanwa Co., Ltd...............................   285,000             8,214,671                 0.2%
    Hazama Ando Corp............................. 1,528,900            10,281,112                 0.3%
    Inaba Denki Sangyo Co., Ltd..................   201,800             8,220,969                 0.2%
#*  Kawasaki Kisen Kaisha, Ltd...................   684,200             9,946,187                 0.3%
    Kumagai Gumi Co., Ltd........................   299,100             8,776,101                 0.3%
    Meitec Corp..................................   216,400            10,071,077                 0.3%
#   Nichias Corp.................................   480,100             9,281,448                 0.3%
    Nikkon Holdings Co., Ltd.....................   385,300             9,092,278                 0.3%
    Nishimatsu Construction Co., Ltd.............   389,300             8,444,730                 0.2%
    Nisshinbo Holdings, Inc......................   972,780             8,684,328                 0.3%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
INDUSTRIALS -- (Continued)
      Nomura Co., Ltd.........................    318,800         $    8,917,729                 0.3%
      Okumura Corp............................    247,480              8,006,256                 0.2%
      Shinmaywa Industries, Ltd...............    707,200              8,732,442                 0.3%
      SMS Co., Ltd............................    551,200             10,697,555                 0.3%
      Sumitomo Mitsui Construction Co., Ltd...  1,393,140              9,092,070                 0.3%
      Tadano, Ltd.............................    825,100              8,729,780                 0.3%
      Tsubakimoto Chain Co....................    208,840              7,784,444                 0.2%
      Ushio, Inc..............................    799,700              9,721,789                 0.3%
      Other Securities........................                       850,533,165                23.9%
                                                                  --------------               -----
TOTAL INDUSTRIALS.............................                     1,046,158,415                29.7%
                                                                  --------------               -----
INFORMATION TECHNOLOGY -- (13.4%)
      Amano Corp..............................    379,800              9,925,195                 0.3%
#     Infomart Corp...........................    769,400             11,194,230                 0.3%
      Iriso Electronics Co., Ltd..............    154,500              8,040,836                 0.2%
      Justsystems Corp........................    270,000              7,748,460                 0.2%
      Lasertec Corp...........................    210,200              9,551,290                 0.3%
      Oki Electric Industry Co., Ltd..........    694,400              8,139,537                 0.2%
      Tokyo Seimitsu Co., Ltd.................    315,100              9,152,729                 0.3%
      Topcon Corp.............................    862,100             10,476,108                 0.3%
      Ulvac, Inc..............................    361,900             12,191,101                 0.4%
      Other Securities........................                       396,447,221                11.2%
                                                                  --------------               -----
TOTAL INFORMATION TECHNOLOGY..................                       482,866,707                13.7%
                                                                  --------------               -----
MATERIALS -- (9.9%)
      ADEKA Corp..............................    665,700             10,001,126                 0.3%
      Kureha Corp.............................    141,650              8,479,560                 0.2%
#     Mitsui Mining & Smelting Co., Ltd.......    484,900             12,611,807                 0.4%
      Nippon Light Metal Holdings Co., Ltd....  4,755,800             10,512,940                 0.3%
      Sumitomo Osaka Cement Co., Ltd..........    234,999              9,576,189                 0.3%
      Toagosei Co., Ltd.......................    871,100              9,509,470                 0.3%
      Tokyo Ohka Kogyo Co., Ltd...............    242,500              7,765,614                 0.2%
      Toyobo Co., Ltd.........................    715,200              9,332,148                 0.3%
      Other Securities........................                       277,836,700                 7.8%
                                                                  --------------               -----
TOTAL MATERIALS...............................                       355,625,554                10.1%
                                                                  --------------               -----
REAL ESTATE -- (1.6%)
      Other Securities........................                        55,706,129                 1.6%
                                                                  --------------               -----
UTILITIES -- (1.1%)
      Other Securities........................                        39,956,887                 1.1%
                                                                  --------------               -----
TOTAL COMMON STOCKS...........................                     3,473,971,826                98.7%
                                                                  --------------               -----

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (3.3%)
@(S)  The DFA Short Term Investment Fund...... 10,295,555            119,129,871                 3.4%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,311,087,347).......................                    $3,593,101,697               102.1%
                                                                  ==============               =====

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ------------------------------------------------
                                  LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                 ---------- -------------- ------- --------------
Common Stocks
   Communication Services.......         -- $   98,840,560   --    $   98,840,560
   Consumer Discretionary....... $2,622,874    637,669,449   --       640,292,323
   Consumer Staples.............         --    248,079,953   --       248,079,953
   Energy.......................         --     39,453,167   --        39,453,167
   Financials...................         --    290,707,883   --       290,707,883
   Health Care..................         --    176,284,248   --       176,284,248
   Industrials..................         --  1,046,158,415   --     1,046,158,415
   Information Technology.......         --    482,866,707   --       482,866,707
   Materials....................         --    355,625,554   --       355,625,554
   Real Estate..................         --     55,706,129   --        55,706,129
   Utilities....................         --     39,956,887   --        39,956,887
Securities Lending Collateral...         --    119,129,871   --       119,129,871
                                 ---------- --------------   --    --------------
TOTAL........................... $2,622,874 $3,590,478,823   --    $3,593,101,697
                                 ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ---------- ------------------------------- ---------------
COMMON STOCKS -- (95.0%)
AUSTRALIA -- (51.3%)
    ALS, Ltd................................  2,248,565          $ 12,604,830                 0.7%
    Altium, Ltd.............................    688,857            16,462,526                 1.0%
    Ansell, Ltd.............................    874,039            16,640,182                 1.0%
    Appen, Ltd..............................    685,679            12,282,560                 0.7%
    Beach Energy, Ltd.......................  6,100,551             9,148,070                 0.5%
    Breville Group, Ltd.....................    830,596            11,257,259                 0.7%
    carsales.com, Ltd.......................  1,702,940            16,178,085                 1.0%
    Cleanaway Waste Management, Ltd......... 10,528,922            16,719,843                 1.0%
#   Corporate Travel Management, Ltd........    545,523            10,264,542                 0.6%
#   Credit Corp. Group, Ltd.................    560,652             9,432,978                 0.6%
    CSR, Ltd................................  3,957,955             9,942,775                 0.6%
    Downer EDI, Ltd.........................  2,028,028            11,072,805                 0.7%
    DuluxGroup, Ltd.........................  2,924,888            20,107,769                 1.2%
    GrainCorp, Ltd., Class A................  1,833,496            11,627,510                 0.7%
#   Healthscope, Ltd........................  5,420,705             9,365,533                 0.6%
#   Independence Group NL...................  3,525,457            11,114,293                 0.7%
#   InvoCare, Ltd...........................    975,382            10,524,258                 0.6%
#   IOOF Holdings, Ltd......................  2,254,189            10,318,717                 0.6%
    IRESS, Ltd..............................  1,095,248            11,070,199                 0.7%
#   JB Hi-Fi, Ltd...........................    862,756            15,680,993                 0.9%
#   Metcash, Ltd............................  7,684,060            15,548,215                 0.9%
    Mineral Resources, Ltd..................  1,194,671            13,141,851                 0.8%
    Monadelphous Group, Ltd.................    726,646             9,704,084                 0.6%
    nib holdings, Ltd.......................  3,369,261            13,658,663                 0.8%
#   Nine Entertainment Co. Holdings, Ltd.... 11,745,187            14,477,785                 0.9%
    Orora, Ltd..............................  6,055,609            12,939,752                 0.8%
    OZ Minerals, Ltd........................  2,477,965            17,448,010                 1.0%
    Pendal Group, Ltd.......................  1,960,399            12,626,707                 0.7%
#   Perpetual, Ltd..........................    353,370            10,201,748                 0.6%
    Premier Investments, Ltd................    829,371             9,985,023                 0.6%
    Regis Resources, Ltd....................  3,349,243            11,331,219                 0.7%
*   Saracen Mineral Holdings, Ltd...........  6,775,200            13,364,005                 0.8%
#   Sims Metal Management, Ltd..............  1,382,214            10,067,792                 0.6%
#   Spark Infrastructure Group..............  9,801,431            15,635,284                 0.9%
    Steadfast Group, Ltd....................  5,773,132            13,879,219                 0.8%
    Technology One, Ltd.....................  1,774,751            11,006,789                 0.7%
*   Vocus Group, Ltd........................  3,878,951            10,685,734                 0.6%
    Webjet, Ltd.............................    897,139            10,661,960                 0.6%
    Other Securities........................                      437,954,054                25.1%
                                                                 ------------                ----
TOTAL AUSTRALIA.............................                      916,133,621                53.6%
                                                                 ------------                ----
CANADA -- (0.0%)
    Other Security..........................                          390,998                 0.0%
                                                                 ------------                ----
CHINA -- (0.2%)
    Other Securities........................                        3,634,425                 0.2%
                                                                 ------------                ----
HONG KONG -- (27.3%)
    HKBN, Ltd...............................  6,569,500            11,764,776                 0.7%
    Hopewell Holdings, Ltd..................  3,604,500            17,827,682                 1.1%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
HONG KONG -- (Continued)
      IGG, Inc................................ 12,149,000         $   15,403,135                 0.9%
#     Luk Fook Holdings International, Ltd....  3,863,000             13,841,104                 0.8%
      Vitasoy International Holdings, Ltd.....  2,209,000             11,122,740                 0.7%
      VTech Holdings, Ltd.....................  1,289,400             11,780,847                 0.7%
      Other Securities........................                       405,071,821                23.6%
                                                                  --------------               -----
TOTAL HONG KONG...............................                       486,812,105                28.5%
                                                                  --------------               -----
NEW ZEALAND -- (6.4%)
      Chorus, Ltd.............................  2,976,900             11,914,380                 0.7%
      Infratil, Ltd...........................  4,020,366             11,652,402                 0.7%
      Mainfreight, Ltd........................    459,650             10,749,200                 0.6%
      SKYCITY Entertainment Group, Ltd........  4,719,639             12,861,540                 0.8%
      Trade Me Group, Ltd.....................  2,239,106              9,621,049                 0.6%
      Other Securities........................                        56,862,428                 3.3%
                                                                  --------------               -----
TOTAL NEW ZEALAND.............................                       113,660,999                 6.7%
                                                                  --------------               -----
SINGAPORE -- (9.8%)
      Other Securities........................                       174,015,566                10.2%
                                                                  --------------               -----
TOTAL COMMON STOCKS...........................                     1,694,647,714                99.2%
                                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                             1,560                 0.0%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES...................                     1,694,649,274
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (5.0%)
@(S)  The DFA Short Term Investment Fund......  7,783,244             90,059,920                 5.3%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,759,922,077).....................                      $1,784,709,194               104.5%
                                                                  ==============               =====

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                          -----------------------------------------------
                          LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                          -------- -------------- -------- --------------
Common Stocks
   Australia.............       -- $  916,133,621       -- $  916,133,621
   Canada................ $390,998             --       --        390,998
   China.................       --      3,634,425       --      3,634,425
   Hong Kong.............  321,561    486,490,544       --    486,812,105
   New Zealand...........       --    113,660,999       --    113,660,999
   Singapore.............   14,042    174,001,524       --    174,015,566
Rights/Warrants
   Hong Kong.............       --          1,560       --          1,560
Securities Lending
  Collateral.............       --     90,059,920       --     90,059,920
                          -------- -------------- -------- --------------
TOTAL.................... $726,601 $1,783,982,593       -- $1,784,709,194
                          ======== ============== ======== ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ---------- ------------------------------- ---------------
COMMON STOCKS -- (99.2%)
COMMUNICATION SERVICES -- (6.4%)
    Auto Trader Group P.L.C.................  4,801,178          $ 35,492,046                 1.5%
    Cineworld Group P.L.C...................  5,201,644            21,585,272                 0.9%
    Entertainment One, Ltd..................  2,492,334            15,523,642                 0.6%
    Inmarsat P.L.C..........................  2,400,987            17,116,231                 0.7%
    Other Securities........................                       61,292,985                 2.6%
                                                                 ------------                ----
TOTAL COMMUNICATION SERVICES................                      151,010,176                 6.3%
                                                                 ------------                ----
CONSUMER DISCRETIONARY -- (21.4%)
    B&M European Value Retail SA............  5,334,358            27,500,076                 1.1%
    Bellway P.L.C...........................    860,052            34,924,504                 1.5%
    Bovis Homes Group P.L.C.................  1,262,993            18,311,818                 0.8%
    Greene King P.L.C.......................  2,728,082            22,847,410                 1.0%
    Greggs P.L.C............................    734,900            17,259,023                 0.7%
    Inchcape P.L.C..........................  2,863,449            22,988,943                 1.0%
    JD Sports Fashion P.L.C.................  2,029,276            16,681,031                 0.7%
    Merlin Entertainments P.L.C.............  4,473,988            21,395,018                 0.9%
    Moneysupermarket.com Group P.L.C........  3,912,801            18,585,395                 0.8%
    SSP Group P.L.C.........................  2,923,877            26,576,348                 1.1%
    WH Smith P.L.C..........................    718,011            19,209,836                 0.8%
    Other Securities........................                      263,701,377                10.9%
                                                                 ------------                ----
TOTAL CONSUMER DISCRETIONARY................                      509,980,779                21.3%
                                                                 ------------                ----
CONSUMER STAPLES -- (5.2%)
    Britvic P.L.C...........................  1,760,993            21,022,606                 0.9%
    Fevertree Drinks P.L.C..................    414,912            17,059,779                 0.7%
    Tate & Lyle P.L.C.......................  3,470,820            34,787,259                 1.5%
    Other Securities........................                       50,847,976                 2.1%
                                                                 ------------                ----
TOTAL CONSUMER STAPLES......................                      123,717,620                 5.2%
                                                                 ------------                ----
ENERGY -- (4.3%)
    John Wood Group P.L.C...................  3,091,313            18,952,064                 0.8%
    Tullow Oil P.L.C........................  9,672,607            28,361,260                 1.2%
    Other Securities........................                       55,901,004                 2.3%
                                                                 ------------                ----
TOTAL ENERGY................................                      103,214,328                 4.3%
                                                                 ------------                ----
FINANCIALS -- (13.8%)
    Beazley P.L.C...........................  3,039,405            22,902,309                 1.0%
    Close Brothers Group P.L.C..............  1,032,305            20,929,857                 0.9%
    CYBG P.L.C..............................  6,092,424            16,165,895                 0.7%
    Hiscox, Ltd.............................    880,627            19,261,692                 0.8%
    IG Group Holdings P.L.C.................  2,463,141            16,385,306                 0.7%
    Intermediate Capital Group P.L.C........  1,891,309            29,227,307                 1.2%
    Man Group P.L.C......................... 10,998,653            22,537,062                 0.9%
    Phoenix Group Holdings P.L.C............  2,445,112            23,112,287                 1.0%
    Other Securities........................                      157,460,544                 6.5%
                                                                 ------------                ----
TOTAL FINANCIALS............................                      327,982,259                13.7%
                                                                 ------------                ----

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
HEALTH CARE -- (3.3%)
*     BTG P.L.C...............................  2,027,017         $   22,098,966                0.9%
      Other Securities........................                        55,787,254                2.4%
                                                                  --------------               ----
TOTAL HEALTH CARE.............................                        77,886,220                3.3%
                                                                  --------------               ----
INDUSTRIALS -- (27.3%)
      Aggreko P.L.C...........................  1,607,013             17,915,344                0.8%
      Babcock International Group P.L.C.......  2,995,017             20,559,743                0.9%
      BBA Aviation P.L.C......................  7,186,917             25,539,590                1.1%
*     Cobham P.L.C............................ 16,450,293             24,803,343                1.0%
      Diploma P.L.C...........................    752,989             15,746,971                0.7%
      G4S P.L.C...............................  8,580,996             24,252,553                1.0%
      Grafton Group P.L.C.....................  1,602,051             18,464,389                0.8%
      Hays P.L.C..............................  9,878,691             19,584,251                0.8%
      HomeServe P.L.C.........................  1,967,670             27,888,245                1.2%
      Howden Joinery Group P.L.C..............  4,476,142             29,725,561                1.2%
      IMI P.L.C...............................  1,817,981             24,967,382                1.0%
      IWG P.L.C...............................  4,123,173             18,309,774                0.8%
      Meggitt P.L.C...........................  3,974,849             28,284,320                1.2%
      Pagegroup P.L.C.........................  2,344,376             16,481,507                0.7%
      Rotork P.L.C............................  5,721,728             23,337,341                1.0%
      Travis Perkins P.L.C....................  1,643,485             29,988,227                1.3%
      Other Securities........................                       284,649,551               11.7%
                                                                  --------------               ----
TOTAL INDUSTRIALS.............................                       650,498,092               27.2%
                                                                  --------------               ----
INFORMATION TECHNOLOGY -- (5.9%)
      Electrocomponents P.L.C.................  3,231,445             27,248,613                1.1%
      Spectris P.L.C..........................    786,835             28,271,770                1.2%
      Other Securities........................                        84,851,953                3.6%
                                                                  --------------               ----
TOTAL INFORMATION TECHNOLOGY..................                       140,372,336                5.9%
                                                                  --------------               ----
MATERIALS -- (6.5%)
      RPC Group P.L.C.........................  2,589,442             26,689,032                1.1%
      Victrex P.L.C...........................    625,988             19,912,150                0.8%
      Other Securities........................                       107,836,588                4.6%
                                                                  --------------               ----
TOTAL MATERIALS...............................                       154,437,770                6.5%
                                                                  --------------               ----
REAL ESTATE -- (3.0%)
      Other Securities........................                        72,102,705                3.0%
                                                                  --------------               ----
UTILITIES -- (2.1%)
      Pennon Group P.L.C......................  2,915,542             28,482,980                1.2%
      Other Securities........................                        20,185,856                0.8%
                                                                  --------------               ----
TOTAL UTILITIES...............................                        48,668,836                2.0%
                                                                  --------------               ----
TOTAL COMMON STOCKS...........................                     2,359,871,121               98.7%
                                                                  --------------               ----

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S)  The DFA Short Term Investment Fund......  1,636,823             18,939,683                0.8%
                                                                  --------------               ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,218,764,430).......................                    $2,378,810,804               99.5%
                                                                  ==============               ====

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                 LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                 ------- -------------- ------- --------------
Common Stocks
   Communication Services.......   --    $  151,010,176   --    $  151,010,176
   Consumer Discretionary.......   --       509,980,779   --       509,980,779
   Consumer Staples.............   --       123,717,620   --       123,717,620
   Energy.......................   --       103,214,328   --       103,214,328
   Financials...................   --       327,982,259   --       327,982,259
   Health Care..................   --        77,886,220   --        77,886,220
   Industrials..................   --       650,498,092   --       650,498,092
   Information Technology.......   --       140,372,336   --       140,372,336
   Materials....................   --       154,437,770   --       154,437,770
   Real Estate..................   --        72,102,705   --        72,102,705
   Utilities....................   --        48,668,836   --        48,668,836
Securities Lending Collateral...   --        18,939,683   --        18,939,683
                                   --    --------------   --    --------------
TOTAL...........................   --    $2,378,810,804   --    $2,378,810,804
                                   ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
COMMON STOCKS -- (91.3%)
AUSTRIA -- (3.0%)
#   ANDRITZ AG..............................   510,397          $ 24,374,529                 0.4%
    Other Securities........................                     159,548,557                 2.9%
                                                                ------------                ----
TOTAL AUSTRIA...............................                     183,923,086                 3.3%
                                                                ------------                ----
BELGIUM -- (4.1%)
    Ackermans & van Haaren NV...............   174,099            28,051,355                 0.5%
*   Argenx SE...............................   195,734            25,084,753                 0.5%
*   Galapagos NV............................   220,186            25,291,182                 0.5%
    Other Securities........................                     170,988,413                 3.0%
                                                                ------------                ----
TOTAL BELGIUM...............................                     249,415,703                 4.5%
                                                                ------------                ----
DENMARK -- (5.1%)
#   Ambu A.S., Class B......................   755,139            21,726,594                 0.4%
    GN Store Nord A.S.......................   418,163            21,433,061                 0.4%
    Royal Unibrew A.S.......................   364,385            26,147,290                 0.5%
    SimCorp A.S.............................   277,672            27,259,105                 0.5%
    Topdanmark A.S..........................   475,380            25,649,109                 0.5%
    Other Securities........................                     187,874,547                 3.2%
                                                                ------------                ----
TOTAL DENMARK...............................                     310,089,706                 5.5%
                                                                ------------                ----
FINLAND -- (5.5%)
#   Huhtamaki Oyj...........................   732,278            28,003,154                 0.5%
    Kesko Oyj, Class B......................   447,808            23,285,971                 0.4%
#   Metso Oyj...............................   700,671            26,217,174                 0.5%
    Nokian Renkaat Oyj......................   833,611            27,942,455                 0.5%
#   Orion Oyj, Class B......................   680,891            22,703,962                 0.4%
#   Valmet Oyj..............................   919,512            25,329,801                 0.5%
    Other Securities........................                     179,505,495                 3.2%
                                                                ------------                ----
TOTAL FINLAND...............................                     332,988,012                 6.0%
                                                                ------------                ----
FRANCE -- (11.2%)
#   Edenred.................................   693,381            32,691,352                 0.6%
    Euronext NV.............................   368,245            25,586,440                 0.5%
    Eutelsat Communications SA.............. 1,246,264            22,523,516                 0.4%
    Ingenico Group SA.......................   419,926            35,441,818                 0.6%
    Rexel SA................................ 2,315,771            31,132,984                 0.6%
    Rubis SCA...............................   544,052            29,841,360                 0.5%
    Other Securities........................                     504,337,959                 9.0%
                                                                ------------                ----
TOTAL FRANCE................................                     681,555,429                12.2%
                                                                ------------                ----
GERMANY -- (16.3%)
    Bechtle AG..............................   225,300            23,193,822                 0.4%
    CTS Eventim AG & Co. KGaA...............   442,453            22,724,048                 0.4%
*   Dialog Semiconductor P.L.C..............   621,432            24,176,299                 0.4%
    Freenet AG..............................   981,903            23,070,010                 0.4%
    Hugo Boss AG............................   488,688            34,146,665                 0.6%
    K+S AG.................................. 1,567,865            31,925,446                 0.6%
    Lanxess AG..............................   561,292            32,503,778                 0.6%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ---------- ------------------------------- ---------------
GERMANY -- (Continued)
    Nemetschek SE...........................    147,899          $ 27,361,339                 0.5%
    Rheinmetall AG..........................    339,164            39,081,174                 0.7%
    TAG Immobilien AG.......................  1,024,715            23,076,543                 0.4%
    TLG Immobilien AG.......................    722,981            21,299,555                 0.4%
    Other Securities........................                      687,156,773                12.3%
                                                                 ------------                ----
TOTAL GERMANY...............................                      989,715,452                17.7%
                                                                 ------------                ----
IRELAND -- (0.5%)
    Other Securities........................                       30,916,472                 0.5%
                                                                 ------------                ----
ISRAEL -- (2.8%)
    Other Securities........................                      169,958,935                 3.0%
                                                                 ------------                ----
ITALY -- (9.6%)
#*  Banco BPM SpA........................... 12,445,367            29,626,415                 0.5%
    Hera SpA................................  6,378,888            22,707,242                 0.4%
    Italgas SpA.............................  3,818,401            23,851,645                 0.4%
*   Saipem SpA..............................  5,016,428            25,445,731                 0.5%
#   Unione di Banche Italiane SpA...........  7,724,232            24,114,133                 0.4%
    Other Securities........................                      455,079,581                 8.2%
                                                                 ------------                ----
TOTAL ITALY.................................                      580,824,747                10.4%
                                                                 ------------                ----
NETHERLANDS -- (6.0%)
#   Aalberts NV.............................    686,058            26,992,853                 0.5%
    ASM International NV....................    328,973            22,429,178                 0.4%
    IMCD NV.................................    340,422            27,524,564                 0.5%
    SBM Offshore NV.........................  1,376,758            25,547,688                 0.5%
    Signify NV..............................    712,323            21,376,410                 0.4%
    Other Securities........................                      240,432,817                 4.2%
                                                                 ------------                ----
TOTAL NETHERLANDS...........................                      364,303,510                 6.5%
                                                                 ------------                ----
NORWAY -- (2.5%)
    Other Securities........................                      149,122,220                 2.7%
                                                                 ------------                ----
PORTUGAL -- (1.2%)
    Other Securities........................                       71,422,098                 1.3%
                                                                 ------------                ----
SPAIN -- (5.4%)
    Acciona SA..............................    206,462            23,945,626                 0.4%
    Cellnex Telecom SA......................    981,389            30,230,783                 0.5%
    Other Securities........................                      277,146,918                 5.0%
                                                                 ------------                ----
TOTAL SPAIN.................................                      331,323,327                 5.9%
                                                                 ------------                ----
SWEDEN -- (7.2%)
    Other Securities........................                      439,276,449                 7.9%
                                                                 ------------                ----
SWITZERLAND -- (10.9%)
    Georg Fischer AG........................     28,475            27,693,978                 0.5%
    Helvetia Holding AG.....................     44,844            28,497,194                 0.5%
    OC Oerlikon Corp. AG....................  1,622,924            21,210,174                 0.4%
    PSP Swiss Property AG...................    325,433            33,206,495                 0.6%
    VAT Group AG............................    198,115            24,623,674                 0.4%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
      Other Securities........................                    $  527,435,737                 9.5%
                                                                  --------------               -----
TOTAL SWITZERLAND.............................                       662,667,252                11.9%
                                                                  --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Security..........................                         2,960,228                 0.0%
                                                                  --------------               -----
TOTAL COMMON STOCKS...........................                     5,550,462,626                99.3%
                                                                  --------------               -----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Other Securities........................                        30,038,063                 0.5%
                                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                            44,060                 0.0%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES...................                     5,580,544,749
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (8.2%)
@(S)  The DFA Short Term Investment Fund...... 43,031,340            497,915,630                 8.9%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,402,747,530).....................                      $6,078,460,379               108.7%
                                                                  ==============               =====

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------
                                               LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ---------- ------------ ------- ------------
Common Stocks
   Austria...................................         -- $183,923,086   --    $183,923,086
   Belgium................................... $9,504,131  239,911,572   --     249,415,703
   Denmark...................................         --  310,089,706   --     310,089,706
   Finland...................................  5,397,935  327,590,077   --     332,988,012
   France....................................         --  681,555,429   --     681,555,429
   Germany...................................         --  989,715,452   --     989,715,452
   Ireland...................................         --   30,916,472   --      30,916,472
   Israel....................................  1,019,715  168,939,220   --     169,958,935
   Italy.....................................         --  580,824,747   --     580,824,747
   Netherlands...............................    309,073  363,994,437   --     364,303,510
   Norway....................................         --  149,122,220   --     149,122,220
   Portugal..................................         --   71,422,098   --      71,422,098
   Spain.....................................         --  331,323,327   --     331,323,327
   Sweden....................................         --  439,276,449   --     439,276,449
   Switzerland...............................         --  662,667,252   --     662,667,252
   United Kingdom............................         --    2,960,228   --       2,960,228

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 -------------------------------------------------
                                   LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                 ----------- -------------- ------- --------------
Preferred Stocks
   Germany......................          -- $   30,038,063   --    $   30,038,063
Rights/Warrants
   Sweden.......................          --          9,338   --             9,338
   Switzerland..................          --         34,722   --            34,722
Securities Lending Collateral...          --    497,915,630   --       497,915,630
                                 ----------- --------------   --    --------------
TOTAL........................... $16,230,854 $6,062,229,525   --    $6,078,460,379
                                 =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE CANADIAN SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
COMMON STOCKS -- (88.2%)
COMMUNICATION SERVICES -- (2.1%)
#   Cineplex, Inc...........................   401,438          $  7,676,974                 0.7%
    Other Securities........................                      18,660,557                 1.7%
                                                                ------------                ----
TOTAL COMMUNICATION SERVICES................                      26,337,531                 2.4%
                                                                ------------                ----
CONSUMER DISCRETIONARY -- (5.5%)
*   Great Canadian Gaming Corp..............   418,284            16,076,318                 1.4%
#   Linamar Corp............................   322,683            12,240,614                 1.1%
    Other Securities........................                      41,538,482                 3.8%
                                                                ------------                ----
TOTAL CONSUMER DISCRETIONARY................                      69,855,414                 6.3%
                                                                ------------                ----
CONSUMER STAPLES -- (4.5%)
    Cott Corp...............................   909,370            14,091,603                 1.2%
    Maple Leaf Foods, Inc...................   368,672             8,602,438                 0.8%
    North West Co., Inc. (The)..............   349,536             7,383,645                 0.7%
    Premium Brands Holdings Corp............   182,119            10,947,259                 1.0%
    Other Securities........................                      15,337,402                 1.3%
                                                                ------------                ----
TOTAL CONSUMER STAPLES......................                      56,362,347                 5.0%
                                                                ------------                ----
ENERGY -- (17.1%)
    Enerflex, Ltd...........................   661,336             9,147,239                 0.8%
#   Enerplus Corp........................... 1,620,918            14,833,511                 1.3%
    Gibson Energy, Inc......................   851,118            14,033,886                 1.3%
*   Parex Resources, Inc.................... 1,044,698            17,795,035                 1.6%
    Pason Systems, Inc......................   481,001             7,162,775                 0.6%
    ShawCor, Ltd............................   495,943             7,359,369                 0.7%
    Whitecap Resources, Inc................. 2,833,976            11,401,904                 1.0%
    Other Securities........................                     135,089,580                12.1%
                                                                ------------                ----
TOTAL ENERGY................................                     216,823,299                19.4%
                                                                ------------                ----
FINANCIALS -- (8.9%)
#   Canadian Western Bank...................   643,831            14,436,578                 1.3%
#   ECN Capital Corp........................ 2,446,608             7,834,551                 0.7%
    Element Fleet Management Corp........... 2,883,697            17,887,230                 1.6%
#   Genworth MI Canada, Inc.................   297,480             9,243,929                 0.8%
#*  Home Capital Group, Inc.................   541,770             7,659,270                 0.7%
#   Laurentian Bank of Canada...............   326,390            10,339,622                 0.9%
    Other Securities........................                      44,715,427                 4.0%
                                                                ------------                ----
TOTAL FINANCIALS............................                     112,116,607                10.0%
                                                                ------------                ----
HEALTH CARE -- (1.6%)
    Other Securities........................                      20,390,388                 1.8%
                                                                ------------                ----
INDUSTRIALS -- (9.8%)
    Aecon Group, Inc........................   501,802             7,172,881                 0.6%
*   ATS Automation Tooling Systems, Inc.....   552,999             8,854,093                 0.8%
#   NFI Group, Inc..........................   330,420             8,356,072                 0.8%
    Stantec, Inc............................   601,433            15,061,638                 1.3%
    TFI International, Inc..................   556,989            18,293,286                 1.6%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
INDUSTRIALS -- (Continued)
    Other Securities........................                   $   66,346,829                6.0%
                                                               --------------               ----
TOTAL INDUSTRIALS...........................                      124,084,799               11.1%
                                                               --------------               ----
INFORMATION TECHNOLOGY -- (3.5%)
*   Descartes Systems Group, Inc. (The).....   356,870             14,251,359                1.3%
*   Kinaxis, Inc............................   139,674              7,632,704                0.7%
    Other Securities........................                       21,999,095                1.9%
                                                               --------------               ----
TOTAL INFORMATION TECHNOLOGY................                       43,883,158                3.9%
                                                               --------------               ----
MATERIALS -- (24.6%)
    Alamos Gold, Inc., Class A.............. 2,957,288             13,730,185                1.2%
*   B2Gold Corp............................. 6,133,819             16,665,747                1.5%
*   Centerra Gold, Inc...................... 1,682,253              8,563,833                0.8%
*   Detour Gold Corp........................ 1,259,316             11,185,982                1.0%
    Hudbay Minerals, Inc.................... 1,922,188             12,798,326                1.2%
*   IAMGOLD Corp............................ 3,323,246              9,996,776                0.9%
#*  Ivanhoe Mines, Ltd., Class A............ 3,744,528              9,111,862                0.8%
    Labrador Iron Ore Royalty Corp..........   384,556              8,898,437                0.8%
#   OceanaGold Corp......................... 4,416,629             12,395,704                1.1%
    Osisko Gold Royalties, Ltd..............   956,253             10,806,657                1.0%
    Pan American Silver Corp................ 1,525,893             19,431,017                1.7%
*   SSR Mining, Inc.........................   826,105              9,508,501                0.9%
#   Stella-Jones, Inc.......................   307,602             10,504,435                0.9%
    Yamana Gold, Inc........................ 6,834,589             14,998,650                1.3%
    Other Securities........................                      142,426,129               12.7%
                                                               --------------               ----
TOTAL MATERIALS.............................                      311,022,241               27.8%
                                                               --------------               ----
REAL ESTATE -- (4.1%)
    Colliers International Group, Inc.......   224,919             14,451,763                1.3%
    FirstService Corp.......................   170,482             14,835,255                1.3%
#   Tricon Capital Group, Inc............... 1,029,132              8,181,127                0.7%
    Other Securities........................                       14,909,059                1.4%
                                                               --------------               ----
TOTAL REAL ESTATE...........................                       52,377,204                4.7%
                                                               --------------               ----
UTILITIES -- (6.5%)
    Capital Power Corp......................   724,420             16,330,137                1.5%
    Innergex Renewable Energy, Inc..........   740,781              7,829,706                0.7%
#   Northland Power, Inc....................   513,208              9,124,889                0.8%
    Superior Plus Corp...................... 1,170,310             10,203,195                0.9%
    TransAlta Corp.......................... 2,047,057             13,813,089                1.2%
#   TransAlta Renewables, Inc...............   906,016              9,380,042                0.9%
    Other Securities........................                       15,618,049                1.4%
                                                               --------------               ----
TOTAL UTILITIES.............................                       82,299,107                7.4%
                                                               --------------               ----
TOTAL COMMON STOCKS.........................                    1,115,552,095               99.8%
                                                               --------------               ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities........................                          356,902                0.0%
                                                               --------------               ----
TOTAL INVESTMENT SECURITIES.................                    1,115,908,997
                                                               --------------

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS++
                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (11.8%)
@(S)  The DFA Short Term Investment
        Fund........................... 12,859,477 $  148,797,008       13.3%
                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,501,829,776)................            $1,264,706,005      113.1%
                                                   ==============      =====

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
   Communication Services....... $   26,337,531           --   --    $   26,337,531
   Consumer Discretionary.......     69,848,653 $      6,761   --        69,855,414
   Consumer Staples.............     56,362,347           --   --        56,362,347
   Energy.......................    216,172,618      650,681   --       216,823,299
   Financials...................    112,116,607           --   --       112,116,607
   Health Care..................     20,390,388           --   --        20,390,388
   Industrials..................    124,084,799           --   --       124,084,799
   Information Technology.......     43,883,158           --   --        43,883,158
   Materials....................    311,014,524        7,717   --       311,022,241
   Real Estate..................     52,377,204           --   --        52,377,204
   Utilities....................     82,299,107           --   --        82,299,107
Rights/Warrants
   Energy.......................             --          632   --               632
   Materials....................             --      356,270   --           356,270
Securities Lending Collateral...             --  148,797,008   --       148,797,008
                                 -------------- ------------   --    --------------
TOTAL........................... $1,114,886,936 $149,819,069   --    $1,264,706,005
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                               PERCENTAGE
                                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ---------- ------------------------------- ---------------
COMMON STOCKS -- (95.9%)
BRAZIL -- (6.1%)
    Ambev SA, ADR................................  5,984,451         $   28,186,764                0.5%
    Petroleo Brasileiro SA.......................  2,884,877             22,042,517                0.4%
    Vale SA......................................  3,260,013             41,653,268                0.7%
    Vale SA, Sponsored ADR.......................  1,665,739             21,288,138                0.3%
    Other Securities.............................                       269,661,734                4.3%
                                                                     --------------               ----
TOTAL BRAZIL.....................................                       382,832,421                6.2%
                                                                     --------------               ----
CHILE -- (1.2%)
    Other Securities.............................                        74,256,495                1.2%
                                                                     --------------               ----
CHINA -- (17.5%)
*   Alibaba Group Holding, Ltd., Sponsored ADR...    538,538             99,936,497                1.6%
    China Construction Bank Corp., Class H....... 48,066,590             42,373,835                0.7%
    China Mobile, Ltd., Sponsored ADR............    902,501             43,022,223                0.7%
    China Overseas Land & Investment, Ltd........  5,578,000             20,898,824                0.3%
    CNOOC, Ltd., Sponsored ADR...................    104,426             18,972,116                0.3%
    Industrial & Commercial Bank of China, Ltd.,
      Class H.................................... 37,297,185             28,053,442                0.5%
    Ping An Insurance Group Co. of China, Ltd.,
      Class H....................................  3,690,000             44,666,184                0.7%
    Tencent Holdings, Ltd........................  3,697,300            182,231,202                3.0%
    Other Securities.............................                       614,155,521                9.9%
                                                                     --------------               ----
TOTAL CHINA......................................                     1,094,309,844               17.7%
                                                                     --------------               ----
COLOMBIA -- (0.4%)
    Other Securities.............................                        26,651,672                0.4%
                                                                     --------------               ----
CZECH REPUBLIC -- (0.2%)
    Other Securities.............................                        10,420,989                0.2%
                                                                     --------------               ----
EGYPT -- (0.1%)
    Other Securities.............................                         8,248,926                0.1%
                                                                     --------------               ----
GREECE -- (0.3%)
    Other Securities.............................                        17,155,055                0.3%
                                                                     --------------               ----
HUNGARY -- (0.5%)
    Other Securities.............................                        29,404,664                0.5%
                                                                     --------------               ----
INDIA -- (13.6%)
    HDFC Bank, Ltd...............................  1,383,984             46,006,901                0.8%
    Hindustan Unilever, Ltd......................    992,915             25,013,151                0.4%
    Housing Development Finance Corp., Ltd.......  1,308,824             37,558,103                0.6%
    Infosys, Ltd.................................  3,610,458             38,758,739                0.6%
    Infosys, Ltd., Sponsored ADR.................  1,695,776             18,246,550                0.3%
    ITC, Ltd.....................................  4,651,620             20,171,803                0.3%
    Reliance Industries, Ltd.....................  3,145,620             63,001,853                1.0%
    Tata Consultancy Services, Ltd...............  1,381,009             44,807,519                0.7%
    Other Securities.............................                       553,244,971                9.0%
                                                                     --------------               ----
TOTAL INDIA......................................                       846,809,590               13.7%
                                                                     --------------               ----

THE EMERGING MARKETS SERIES

CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ---------- ------------------------------- ---------------
INDONESIA -- (2.7%)
    Bank Rakyat Indonesia Persero Tbk PT.... 63,168,800          $ 19,421,570                 0.3%
    Other Securities........................                      149,073,453                 2.4%
                                                                 ------------                ----
TOTAL INDONESIA.............................                      168,495,023                 2.7%
                                                                 ------------                ----
MALAYSIA -- (2.9%)
    Public Bank Bhd.........................  3,656,014            19,903,116                 0.3%
    Other Securities........................                      159,169,584                 2.6%
                                                                 ------------                ----
TOTAL MALAYSIA..............................                      179,072,700                 2.9%
                                                                 ------------                ----
MEXICO -- (3.6%)
#   America Movil S.A.B. de C.V., Series L.. 48,207,854            35,778,745                 0.6%
    Grupo Financiero Banorte S.A.B. de C.V..  2,860,580            18,125,193                 0.3%
#   Grupo Mexico S.A.B. de C.V., Series B...  6,360,255            18,670,369                 0.3%
    Wal-Mart de Mexico S.A.B. de C.V........  7,198,435            21,149,811                 0.3%
    Other Securities........................                      131,747,322                 2.2%
                                                                 ------------                ----
TOTAL MEXICO................................                      225,471,440                 3.7%
                                                                 ------------                ----
PERU -- (0.3%)
    Other Securities........................                       19,383,304                 0.3%
                                                                 ------------                ----
PHILIPPINES -- (1.4%)
    Other Securities........................                       89,688,896                 1.5%
                                                                 ------------                ----
POLAND -- (1.6%)
    Other Securities........................                       98,829,705                 1.6%
                                                                 ------------                ----
RUSSIA -- (1.8%)
    Sberbank of Russia PJSC, Sponsored ADR..  1,818,206            26,062,001                 0.4%
    Other Securities........................                       86,130,618                 1.4%
                                                                 ------------                ----
TOTAL RUSSIA................................                      112,192,619                 1.8%
                                                                 ------------                ----
SOUTH AFRICA -- (7.2%)
    Absa Group, Ltd.........................  2,048,444            23,597,404                 0.4%
    AngloGold Ashanti, Ltd., Sponsored ADR..  1,637,102            19,317,804                 0.3%
    FirstRand, Ltd..........................  4,821,116            22,943,864                 0.4%
#   MTN Group, Ltd..........................  4,040,869            29,276,612                 0.5%
    Naspers, Ltd., Class N..................    269,196            69,250,754                 1.1%
    Sanlam, Ltd.............................  3,708,837            19,859,275                 0.3%
    Sasol, Ltd., Sponsored ADR..............    742,393            24,498,969                 0.4%
    Standard Bank Group, Ltd................  2,064,368            28,830,652                 0.5%
    Other Securities........................                      214,950,739                 3.4%
                                                                 ------------                ----
TOTAL SOUTH AFRICA..........................                      452,526,073                 7.3%
                                                                 ------------                ----
SOUTH KOREA -- (15.5%)
    Hana Financial Group, Inc...............    580,821            18,319,521                 0.3%
    Samsung Electronics Co., Ltd............  4,912,950           193,163,506                 3.1%
    Samsung Electronics Co., Ltd., GDR......     52,509            51,978,277                 0.9%
    SK Hynix, Inc...........................    821,484            55,590,456                 0.9%
    Other Securities........................                      646,096,439                10.5%
                                                                 ------------                ----
TOTAL SOUTH KOREA...........................                      965,148,199                15.7%
                                                                 ------------                ----

THE EMERGING MARKETS SERIES

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
TAIWAN -- (15.0%)
      Hon Hai Precision Industry Co., Ltd.....  9,612,322         $   27,061,841                 0.4%
#     Largan Precision Co., Ltd...............    133,860             20,095,388                 0.3%
      Taiwan Semiconductor Manufacturing Co.,
        Ltd................................... 22,792,808            191,369,111                 3.1%
      Taiwan Semiconductor Manufacturing Co.,
        Ltd., Sponsored ADR...................  1,789,741             78,426,451                 1.3%
      Other Securities........................                       620,320,838                10.1%
                                                                  --------------               -----
TOTAL TAIWAN..................................                       937,273,629                15.2%
                                                                  --------------               -----
THAILAND -- (3.2%)
      PTT PCL................................. 16,434,000             25,094,988                 0.4%
      Other Securities........................                       177,327,749                 2.9%
                                                                  --------------               -----
TOTAL THAILAND................................                       202,422,737                 3.3%
                                                                  --------------               -----
TURKEY -- (0.8%)
      Other Securities........................                        51,418,506                 0.8%
                                                                  --------------               -----
TOTAL COMMON STOCKS...........................                     5,992,012,487                97.1%
                                                                  --------------               -----
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.7%)
      Banco Bradesco SA.......................  2,296,111             20,834,875                 0.3%
      Itau Unibanco Holding SA................  4,269,308             36,834,228                 0.6%
      Petroleo Brasileiro SA..................  2,860,161             19,774,799                 0.3%
      Other Securities........................                        26,403,911                 0.5%
                                                                  --------------               -----
TOTAL BRAZIL..................................                       103,847,813                 1.7%
                                                                  --------------               -----
CHILE -- (0.0%)
      Other Security..........................                         1,413,439                 0.0%
                                                                  --------------               -----
COLOMBIA -- (0.1%)
      Other Securities........................                         5,724,032                 0.1%
                                                                  --------------               -----
SOUTH KOREA -- (0.0%)
      Other Security..........................                           208,929                 0.0%
                                                                  --------------               -----
TOTAL PREFERRED STOCKS........................                       111,194,213                 1.8%
                                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                           992,875                 0.0%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES...................                     6,104,199,575
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@(S)  The DFA Short Term Investment Fund...... 12,258,452            141,842,552                 2.3%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,301,030,994).....................                      $6,246,042,127               101.2%
                                                                  ==============               =====

THE EMERGING MARKETS SERIES

CONTINUED

As of April 30, 2019, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                                 NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                      CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                      --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..    650     06/21/19  $33,804,604 $35,106,500   $1,301,896
S&P 500(R) Emini Index..........     49     06/21/19    6,853,285   7,223,825      370,540
                                                      ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.........                      $40,657,889 $42,330,325   $1,672,436
                                                      =========== ===========   ==========

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                 -------------- -------------- ------- --------------
Common Stocks
   Brazil....................... $  382,832,421             --   --    $  382,832,421
   Chile........................     74,256,495             --   --        74,256,495
   China........................    257,305,215 $  837,004,629   --     1,094,309,844
   Colombia.....................     26,651,672             --   --        26,651,672
   Czech Republic...............             --     10,420,989   --        10,420,989
   Egypt........................        542,458      7,706,468   --         8,248,926
   Greece.......................             --     17,155,055   --        17,155,055
   Hungary......................             --     29,404,664   --        29,404,664
   India........................     36,805,079    810,004,511   --       846,809,590
   Indonesia....................      5,263,544    163,231,479   --       168,495,023
   Malaysia.....................             --    179,072,700   --       179,072,700
   Mexico.......................    225,471,440             --   --       225,471,440
   Peru.........................     19,383,304             --   --        19,383,304
   Philippines..................      2,885,016     86,803,880   --        89,688,896
   Poland.......................             --     98,829,705   --        98,829,705
   Russia.......................     17,106,339     95,086,280   --       112,192,619
   South Africa.................     59,423,775    393,102,298   --       452,526,073
   South Korea..................     30,462,600    934,685,599   --       965,148,199
   Taiwan.......................     88,812,700    848,460,929   --       937,273,629
   Thailand.....................    202,422,737             --   --       202,422,737
   Turkey.......................        385,434     51,033,072   --        51,418,506
Preferred Stocks
   Brazil.......................    103,847,813             --   --       103,847,813
   Chile........................      1,413,439             --   --         1,413,439
   Colombia.....................      5,724,032             --   --         5,724,032
   South Korea..................             --        208,929   --           208,929
Rights/Warrants
   India........................             --        821,388   --           821,388
   South Korea..................             --        171,487   --           171,487
Securities Lending Collateral...             --    141,842,552   --       141,842,552
Futures Contracts**.............      1,672,436             --   --         1,672,436
                                 -------------- --------------   --    --------------
TOTAL........................... $1,542,667,949 $4,705,046,614   --    $6,247,714,563
                                 ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.7%)
BRAZIL -- (7.7%)
*   Azul SA, ADR.....................................................    461,836         $   11,989,225                0.2%
    BR Malls Participacoes SA........................................  8,819,000             27,664,099                0.4%
    Cia de Saneamento de Minas Gerais-COPASA.........................    700,092             12,319,591                0.2%
    Cia de Saneamento do Parana......................................    845,507             16,905,396                0.2%
*   Cia Siderurgica Nacional SA......................................  5,378,927             19,945,831                0.3%
    CVC Brasil Operadora e Agencia de Viagens SA.....................  1,279,587             18,532,490                0.3%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..........  3,078,900             13,961,093                0.2%
    EDP - Energias do Brasil SA......................................  3,355,514             14,984,328                0.2%
    Equatorial Energia SA............................................  1,832,058             38,359,634                0.6%
    Estacio Participacoes SA.........................................  3,056,890             21,189,531                0.3%
    MRV Engenharia e Participacoes SA................................  3,320,154             12,286,204                0.2%
    Sul America SA...................................................  2,954,999             23,512,786                0.3%
    Transmissora Alianca de Energia Eletrica SA......................  3,505,351             23,466,748                0.3%
    Other Securities.................................................                       300,316,724                4.2%
                                                                                         --------------               ----
TOTAL BRAZIL.........................................................                       555,433,680                7.9%
                                                                                         --------------               ----
CHILE -- (1.7%)
    Parque Arauco SA.................................................  5,935,365             16,387,320                0.2%
    Other Securities.................................................                       103,000,636                1.5%
                                                                                         --------------               ----
TOTAL CHILE..........................................................                       119,387,956                1.7%
                                                                                         --------------               ----
CHINA -- (17.1%)
    3SBio, Inc.......................................................  6,733,500             12,449,665                0.2%
#   Alibaba Pictures Group, Ltd...................................... 59,170,000             13,299,236                0.2%
    Far East Horizon, Ltd............................................ 11,914,000             13,243,295                0.2%
    Kingboard Holdings, Ltd..........................................  4,077,921             13,295,945                0.2%
#   Kingdee International Software Group Co., Ltd.................... 15,099,200             18,533,768                0.3%
    Kingsoft Corp., Ltd..............................................  4,644,000             11,895,212                0.2%
    KWG Group Holdings, Ltd.......................................... 10,440,950             12,245,803                0.2%
*   Li Ning Co., Ltd................................................. 13,365,500             24,281,313                0.4%
    Shenzhen International Holdings, Ltd.............................  7,648,867             16,533,846                0.2%
*   Vipshop Holdings, Ltd., ADR......................................  1,952,438             16,810,491                0.3%
*   YY, Inc., ADR....................................................    213,182             18,037,329                0.3%
    Other Securities.................................................                     1,057,133,547               14.8%
                                                                                         --------------               ----
TOTAL CHINA..........................................................                     1,227,759,450               17.5%
                                                                                         --------------               ----
COLOMBIA -- (0.3%)
    Other Securities.................................................                        19,554,766                0.3%
                                                                                         --------------               ----
GREECE -- (0.3%)
    Other Securities.................................................                        23,674,446                0.3%
                                                                                         --------------               ----
HONG KONG -- (0.0%)
    Other Securities.................................................                         2,151,950                0.0%
                                                                                         --------------               ----
HUNGARY -- (0.2%)
    Other Securities.................................................                        12,103,469                0.2%
                                                                                         --------------               ----

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
INDIA -- (10.6%)
    Other Securities.................................................                   $  760,698,080               10.8%
                                                                                        --------------               ----
INDONESIA -- (2.9%)
    Other Securities.................................................                      211,855,564                3.0%
                                                                                        --------------               ----
MALAYSIA -- (3.2%)
    Other Securities.................................................                      230,579,192                3.3%
                                                                                        --------------               ----
MEXICO -- (3.0%)
#   Alsea S.A.B. de C.V.............................................. 5,525,277             12,340,084                0.2%
#   Grupo Aeroportuario del Centro Norte S.A.B. de C.V............... 3,537,370             21,784,650                0.3%
#   Megacable Holdings S.A.B. de C.V................................. 2,879,356             12,651,837                0.2%
#   Regional S.A.B. de C.V........................................... 2,221,228             12,021,363                0.2%
    Other Securities.................................................                      158,936,048                2.2%
                                                                                        --------------               ----
TOTAL MEXICO.........................................................                      217,733,982                3.1%
                                                                                        --------------               ----
PHILIPPINES -- (1.3%)
    Other Securities.................................................                       96,687,685                1.4%
                                                                                        --------------               ----
POLAND -- (1.2%)
    Other Securities.................................................                       88,316,051                1.3%
                                                                                        --------------               ----
RUSSIA -- (0.1%)
    Other Securities.................................................                        4,973,740                0.1%
                                                                                        --------------               ----
SINGAPORE -- (0.0%)
    Other Security...................................................                           91,081                0.0%
                                                                                        --------------               ----
SOUTH AFRICA -- (7.0%)
    African Rainbow Minerals, Ltd.................................... 1,208,962             14,401,024                0.2%
#   AVI, Ltd......................................................... 3,729,371             23,968,792                0.4%
    Barloworld, Ltd.................................................. 2,368,295             21,154,744                0.3%
    Clicks Group, Ltd................................................ 1,797,110             24,595,487                0.4%
#   Foschini Group, Ltd. (The)....................................... 1,192,037             15,445,212                0.2%
#*  Impala Platinum Holdings, Ltd.................................... 5,690,288             22,884,594                0.3%
    Life Healthcare Group Holdings, Ltd.............................. 7,682,011             14,011,840                0.2%
*   Northam Platinum, Ltd............................................ 3,302,942             13,769,003                0.2%
#   Pick n Pay Stores, Ltd........................................... 4,055,742             19,691,131                0.3%
    SPAR Group, Ltd. (The)........................................... 2,053,140             27,876,462                0.4%
#   Telkom SA SOC, Ltd............................................... 2,845,745             16,937,175                0.3%
    Truworths International, Ltd..................................... 4,396,568             23,311,535                0.3%
    Other Securities.................................................                      262,142,433                3.6%
                                                                                        --------------               ----
TOTAL SOUTH AFRICA...................................................                      500,189,432                7.1%
                                                                                        --------------               ----
SOUTH KOREA -- (16.1%)
    Other Securities.................................................                    1,160,385,284               16.5%
                                                                                        --------------               ----
TAIWAN -- (17.4%)
#   Walsin Technology Corp........................................... 2,159,793             13,354,593                0.2%
    Other Securities.................................................                    1,235,459,922               17.6%
                                                                                        --------------               ----
TOTAL TAIWAN.........................................................                    1,248,814,515               17.8%
                                                                                        --------------               ----
THAILAND -- (3.6%)
    Other Securities.................................................                      258,656,034                3.7%
                                                                                        --------------               ----

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

                                                                            PERCENTAGE
                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                               ---------- ------------------------------- ---------------
TURKEY -- (1.0%)
      Other Securities........                    $   71,761,026                 1.0%
                                                  --------------               -----
TOTAL COMMON STOCKS...........                     6,810,807,383                97.0%
                                                  --------------               -----
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.8%)
      Banco do Estado do Rio
        Grande do Sul SA......  1,957,792             12,192,824                 0.2%
      Cia Energetica de Minas
        Gerais................  5,786,382             21,751,873                 0.3%
      Cia Energetica de Sao
        Paulo.................  2,043,355             13,455,262                 0.2%
      Other Securities........                        77,584,553                 1.1%
                                                  --------------               -----
TOTAL BRAZIL..................                       124,984,512                 1.8%
                                                  --------------               -----
CHILE -- (0.0%)
      Other Security..........                         1,574,770                 0.0%
                                                  --------------               -----
COLOMBIA -- (0.0%)
      Other Securities........                         1,921,495                 0.0%
                                                  --------------               -----
TOTAL PREFERRED STOCKS........                       128,480,777                 1.8%
                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........                           528,546                 0.0%
                                                  --------------               -----
TOTAL INVESTMENT SECURITIES...                     6,939,816,706
                                                  --------------

                                                      VALUE+
                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (3.5%)
@(S)  The DFA Short Term
        Investment Fund....... 21,799,826            252,245,784                 3.6%
                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $6,909,001,073).......                    $7,192,062,490               102.4%
                                                  ==============               =====

As of April 30, 2019, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                                 NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                      CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                      --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..    650     06/21/19  $33,805,254 $35,106,500   $1,301,246
S&P 500(R) Emini Index..........     88     06/21/19   12,493,609  12,973,400      479,791
                                                      ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.........                      $46,298,863 $48,079,900   $1,781,037
                                                      =========== ===========   ==========

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       --------------------------------------------------
                                         LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                       ------------ -------------- ------- --------------
Common Stocks
   Brazil............................. $555,433,680             --   --    $  555,433,680
   Chile..............................  119,387,956             --   --       119,387,956
   China..............................   93,322,215 $1,134,437,235   --     1,227,759,450

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------------
                                    LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                 -------------- -------------- ------- --------------
   Colombia..................... $   19,554,766             --   --    $   19,554,766
   Greece.......................             -- $   23,674,446   --        23,674,446
   Hong Kong....................         34,220      2,117,730   --         2,151,950
   Hungary......................             --     12,103,469   --        12,103,469
   India........................      5,338,776    755,359,304   --       760,698,080
   Indonesia....................        493,122    211,362,442   --       211,855,564
   Malaysia.....................             --    230,579,192   --       230,579,192
   Mexico.......................    217,713,068         20,914   --       217,733,982
   Philippines..................             --     96,687,685   --        96,687,685
   Poland.......................             --     88,316,051   --        88,316,051
   Russia.......................      4,973,740             --   --         4,973,740
   Singapore....................             --         91,081   --            91,081
   South Africa.................     12,586,386    487,603,046   --       500,189,432
   South Korea..................         48,988  1,160,336,296   --     1,160,385,284
   Taiwan.......................         88,400  1,248,726,115   --     1,248,814,515
   Thailand.....................    258,351,562        304,472   --       258,656,034
   Turkey.......................             --     71,761,026   --        71,761,026
Preferred Stocks
   Brazil.......................    124,984,512             --   --       124,984,512
   Chile........................      1,574,770             --   --         1,574,770
   Colombia.....................      1,921,495             --   --         1,921,495
Rights/Warrants
   Brazil.......................             --         17,753   --            17,753
   Hong Kong....................             --          3,496   --             3,496
   Indonesia....................             --        245,564   --           245,564
   South Korea..................             --        261,733   --           261,733
Securities Lending Collateral...             --    252,245,784   --       252,245,784
Futures Contracts**.............      1,781,037             --   --         1,781,037
                                 -------------- --------------   --    --------------
TOTAL........................... $1,417,588,693 $5,776,254,834   --    $7,193,843,527
                                 ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                  THE JAPANESE   THE ASIA
                                     THE U.S. LARGE    THE DFA       SMALL     PACIFIC SMALL
                                       CAP VALUE    INTERNATIONAL   COMPANY       COMPANY
                                        SERIES*     VALUE SERIES*   SERIES*       SERIES*
                                     -------------- ------------- ------------ -------------
ASSETS:
Investments at Value (including
  $935,183, $622,830, $212,620 and
  $254,133 of securities on loan,
  respectively).....................  $30,014,048    $12,409,082   $3,473,972   $1,694,649
Temporary Cash Investments at
  Value & Cost......................      276,183             --           --           --
Collateral from Securities on Loan
  Invested in Affiliate at Value
  (including cost of $703,934,
  $654,878, $119,117 and $90,052)...      703,998        654,913      119,130       90,060
Segregated Cash for Futures
  Contracts.........................        9,103          4,759           --           --
Foreign Currencies at Value.........            7         33,211          254        3,446
Cash................................           --        123,105        3,013          903
Receivables:
   Investment Securities Sold.......           --         22,124        3,669        7,724
   Dividends and Interest...........       39,398         94,005       38,084        1,264
   Securities Lending Income........          134            708          661          512
   Futures Margin Variation.........          405            203           --           --
Unrealized Gain on Foreign
  Currency Contracts................           --             14           --           --
Prepaid Expenses and Other Assets...           39             16            4            2
                                      -----------    -----------   ----------   ----------
       Total Assets.................   31,043,315     13,342,140    3,638,787    1,798,560
                                      -----------    -----------   ----------   ----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.      703,931        654,900      119,158       90,044
   Investment Securities Purchased..       21,862         44,204           --           19
   Due to Advisor...................        2,469          2,076          289          141
Unrealized Loss on Foreign
  Currency Contracts................           --              1           --           --
Accrued Expenses and Other
  Liabilities.......................        2,415          1,308          510          254
                                      -----------    -----------   ----------   ----------
       Total Liabilities............      730,677        702,489      119,957       90,458
                                      -----------    -----------   ----------   ----------
NET ASSETS..........................  $30,312,638    $12,639,651   $3,518,830   $1,708,102
                                      ===========    ===========   ==========   ==========
Investments at Cost.................  $22,181,523    $11,845,013   $3,191,970   $1,669,870
                                      ===========    ===========   ==========   ==========
Foreign Currencies at Cost..........  $         8    $    33,305   $      254   $    3,445
                                      ===========    ===========   ==========   ==========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                            THE
                           THE UNITED   CONTINENTAL THE CANADIAN
                          KINGDOM SMALL    SMALL       SMALL     THE EMERGING THE EMERGING
                             COMPANY      COMPANY     COMPANY      MARKETS    MARKETS SMALL
                             SERIES*      SERIES*     SERIES*      SERIES*     CAP SERIES*
                          ------------- ----------- ------------ ------------ -------------
ASSETS:
Investments at
  Value (including
  $17,774,
  $573,632,
  $193,496,
  $224,349 and
  $698,381 of
  securities on
  loan,
  respectively)..........  $2,359,871   $5,580,545   $1,115,909   $6,104,199   $6,939,817
Collateral from
  Securities on
  Loan Invested in
  Affiliate at
  Value (including
  cost of $18,936,
  $497,869,
  $148,781,
  $141,826 and
  $252,219)..............      18,940      497,916      148,797      141,843      252,246
Segregated Cash for
  Futures Contracts......          --           --           --        1,999        2,244
Foreign Currencies
  at Value...............          71        2,223          553       31,282       49,446
Cash.....................      10,718           --          757       32,057       25,847
Receivables:
   Investment
     Securities Sold.....       3,075        4,719           59        4,603        5,277
   Dividends,
     Interest and
     Tax Reclaims........      16,486       18,287          916        8,997       11,611
   Securities
     Lending Income......          33        1,515          355          458        3,326
Unrealized Gain on
  Foreign Currency
  Contracts..............          --           --           --           --            1
Prepaid Expenses
  and Other Assets.......           3            5            1            7            8
                           ----------   ----------   ----------   ----------   ----------
       Total Assets......   2,409,197    6,105,210    1,267,347    6,325,445    7,289,823
                           ----------   ----------   ----------   ----------   ----------
LIABILITIES:
Payables:
   Upon Return of
     Securities
     Loaned..............      18,940      497,927      148,774      141,834      252,189
   Investment
     Securities
     Purchased...........          --           --           --        7,138        8,906
   Due to Advisor........         196          458           94          511        1,168
   Line of Credit........          --       16,411           --           --           --
   Futures Margin
     Variation...........          --           --           --           35           24
Unrealized Loss on
  Foreign Currency
  Contracts..............          --           --           --           --            2
Deferred Taxes
  Payable................          --           --           --        5,698           --
Accrued Expenses
  and Other
  Liabilities............         224          646          124          959        1,295
                           ----------   ----------   ----------   ----------   ----------
       Total
         Liabilities.....      19,360      515,442      148,992      156,175      263,584
                           ----------   ----------   ----------   ----------   ----------
NET ASSETS...............  $2,389,837   $5,589,768   $1,118,355   $6,169,270   $7,026,239
                           ==========   ==========   ==========   ==========   ==========
Investments at Cost......  $2,199,828   $4,904,878   $1,353,048   $4,159,205   $6,656,782
                           ==========   ==========   ==========   ==========   ==========
Foreign Currencies
  at Cost................  $       71   $    2,222   $      551   $   31,462   $   49,584
                           ==========   ==========   ==========   ==========   ==========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                THE JAPANESE   THE ASIA
                                   THE U.S. LARGE    THE DFA       SMALL     PACIFIC SMALL
                                     CAP VALUE    INTERNATIONAL   COMPANY       COMPANY
                                      SERIES#     VALUE SERIES#   SERIES#       SERIES#
                                   -------------- ------------- ------------ -------------
INVESTMENT INCOME
   Dividends (Net of
     Foreign Taxes
     Withheld of $0,
     $21,757, $4,868 and
     $395, respectively)..........   $  370,467     $219,846     $  43,808     $ 27,716
   Income from
     Securities Lending...........          925        3,108         5,323        3,214
                                     ----------     --------     ---------     --------
          Total
            Investment
            Income................      371,392      222,954        49,131       30,930
                                     ----------     --------     ---------     --------
EXPENSES
   Investment Management
     Fees.........................       14,269       11,950         1,773          843
   Accounting & Transfer
     Agent Fees...................          597          259            83           46
   Custodian Fees.................          146          486           298          201
   Shareholders' Reports..........           --            3             5            5
   Directors'/Trustees'
     Fees & Expenses..............          109           46            14            7
   Professional Fees..............          190           92            29           13
   Other..........................          297          173            60           26
                                     ----------     --------     ---------     --------
          Total Expenses..........       15,608       13,009         2,262        1,141
                                     ----------     --------     ---------     --------
   Fees Paid Indirectly
     (Note C).....................           --         (275)          (16)          (8)
                                     ----------     --------     ---------     --------
   Net Expenses...................       15,608       12,734         2,246        1,133
                                     ----------     --------     ---------     --------
   NET INVESTMENT INCOME
     (LOSS).......................      355,784      210,220        46,885       29,797
                                     ----------     --------     ---------     --------
REALIZED AND UNREALIZED
  GAIN (LOSS)
   Net Realized Gain
     (Loss) on:
       Investment
         Securities
         Sold**...................      496,183      (24,686)       21,832        6,420
       Affiliated
         Investment
         Companies
         Shares Sold..............           32            6            --            3
       Futures....................      (15,917)      (4,510)           --           --
       Foreign Currency
         Transactions.............           --         (192)          (58)        (138)
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment
         Securities and
         Foreign Currency.........      399,563      345,308      (129,802)     119,802
       Affiliated
         Investment
         Companies Shares.........           41           (7)           12            7
       Futures....................       26,331       13,309            --           --
       Translation of
         Foreign
         Currency-Denominated
         Amounts..................           --         (395)         (331)          38
                                     ----------     --------     ---------     --------
   NET REALIZED AND
     UNREALIZED GAIN
     (LOSS).......................      906,233      328,833      (108,347)     126,132
                                     ----------     --------     ---------     --------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS......................   $1,262,017     $539,053     $ (61,462)    $155,929
                                     ==========     ========     =========     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                        THE
                                       THE UNITED   CONTINENTAL THE CANADIAN              THE EMERGING
                                      KINGDOM SMALL    SMALL       SMALL     THE EMERGING   MARKETS
                                         COMPANY      COMPANY     COMPANY      MARKETS     SMALL CAP
                                         SERIES#      SERIES#     SERIES#      SERIES#      SERIES#
                                      ------------- ----------- ------------ ------------ ------------
INVESTMENT INCOME
   Dividends (Net of Foreign
     Taxes Withheld of $46,
     $8,850, $1,978, $6,235
     and $5,900, respectively).......   $ 36,531     $ 53,581     $ 11,352     $ 51,504     $ 49,854
   Income from Securities
     Lending.........................        197        7,327        2,441        2,229       19,963
                                        --------     --------     --------     --------     --------
          Total Investment
            Income...................     36,728       60,908       13,793       53,733       69,817
                                        --------     --------     --------     --------     --------
EXPENSES
   Investment Management Fees........      1,106        2,638          545        2,892        6,681
   Accounting & Transfer
     Agent Fees......................         55          120           31          131          149
   Custodian Fees....................         60          420           41          999        1,295
   Shareholders' Reports.............          5            5            5            5            5
   Directors'/Trustees'
     Fees & Expenses.................          8           20            5           22           26
   Professional Fees.................         17           42            8           57           83
   Other.............................         32           87           15           81          103
                                        --------     --------     --------     --------     --------
          Total Expenses.............      1,283        3,332          650        4,187        8,342
                                        --------     --------     --------     --------     --------
   Fees Paid Indirectly
     (Note C)........................        (28)         (58)         (15)        (212)         (85)
                                        --------     --------     --------     --------     --------
   Net Expenses......................      1,255        3,274          635        3,975        8,257
                                        --------     --------     --------     --------     --------
   NET INVESTMENT INCOME
     (LOSS)..........................     35,473       57,634       13,158       49,758       61,560
                                        --------     --------     --------     --------     --------
REALIZED AND UNREALIZED GAIN
  (LOSS)
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold**......................     62,689      228,084      (66,264)     (12,998)      74,965
       Affiliated Investment
         Companies Shares Sold.......          2            3           --            6            3
       Futures.......................         --           --           --        2,085       (1,378)
       Foreign Currency
         Transactions................       (106)         (38)         153          259         (533)
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........    113,785       95,642       41,971      624,082      765,084
       Affiliated Investment
         Companies Shares............          2           34           12            6           22
       Futures.......................         --           --           --        4,378        4,880
       Translation of Foreign
         Currency-Denominated
         Amounts.....................        179          (27)           7          (12)          32
                                        --------     --------     --------     --------     --------
   NET REALIZED AND
     UNREALIZED GAIN (LOSS)..........    176,551      323,698      (24,121)     617,806      843,075
                                        --------     --------     --------     --------     --------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS.........................   $212,024     $381,332     $(10,963)    $667,564     $904,635
                                        ========     ========     ========     ========     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                THE U.S. LARGE CAP VALUE    THE DFA INTERNATIONAL     THE JAPANESE SMALL
                                                         SERIES                 VALUE SERIES            COMPANY SERIES
                                                ------------------------  ------------------------  ----------------------
                                                SIX MONTHS      YEAR      SIX MONTHS      YEAR      SIX MONTHS     YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED       ENDED
                                                  APR 30,      OCT 31,      APR 30,      OCT 31,      APR 30,     OCT 31,
                                                   2019         2018         2019         2018         2019        2018
                                                -----------  -----------  -----------  -----------  ----------- ----------
                                                (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   355,784  $   633,952  $   210,220  $   420,496  $   46,885  $   80,378
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.......     496,183    1,506,250      (24,686)     410,722      21,832     229,342
       Affiliated Investment Companies
         Shares Sold...........................          32          (48)           6         (107)         --        (137)
       Futures.................................     (15,917)      32,885       (4,510)      13,338          --          --
       Foreign Currency Transactions...........          --           --         (192)      (5,911)        (58)     (2,149)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     399,563   (1,356,683)     345,308   (1,897,300)   (129,802)   (628,895)
       Affiliated Investment Companies
         Shares................................          41          (15)          (7)          55          12          71
       Futures.................................      26,331      (21,778)      13,309       (9,675)         --          --
       Translation of Foreign Currency-
         Denominated Amounts...................          --           --         (395)        (613)       (331)        280
                                                -----------  -----------  -----------  -----------  ----------  ----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................   1,262,017      794,563      539,053   (1,068,995)    (61,462)   (321,110)
                                                -----------  -----------  -----------  -----------  ----------  ----------
Transactions in Interest:
   Contributions...............................   2,611,532    2,333,386      438,560    1,051,133      52,591     364,251
   Withdrawals.................................  (2,803,706)  (1,561,700)    (491,302)    (560,948)   (306,396)   (198,093)
                                                -----------  -----------  -----------  -----------  ----------  ----------
          Net Increase (Decrease) from
            Transactions in Interest...........    (192,174)     771,686      (52,742)     490,185    (253,805)    166,158
                                                -----------  -----------  -----------  -----------  ----------  ----------
          Total Increase (Decrease) in
            Net Assets.........................   1,069,843    1,566,249      486,311     (578,810)   (315,267)   (154,952)
NET ASSETS
   Beginning of Period.........................  29,242,795   27,676,546   12,153,340   12,732,150   3,834,097   3,989,049
                                                -----------  -----------  -----------  -----------  ----------  ----------
   End of Period............................... $30,312,638  $29,242,795  $12,639,651  $12,153,340  $3,518,830  $3,834,097
                                                ===========  ===========  ===========  ===========  ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                THE ASIA PACIFIC SMALL  THE UNITED KINGDOM SMALL  THE CONTINENTAL SMALL
                                                    COMPANY SERIES          COMPANY SERIES            COMPANY SERIES
                                                ----------------------  ----------------------   -----------------------
                                                SIX MONTHS     YEAR     SIX MONTHS      YEAR     SIX MONTHS     YEAR
                                                   ENDED       ENDED       ENDED        ENDED       ENDED       ENDED
                                                  APR 30,     OCT 31,     APR 30,      OCT 31,     APR 30,     OCT 31,
                                                   2019        2018        2019         2018        2019        2018
                                                ----------- ----------  -----------  ----------  ----------- -----------
                                                (UNAUDITED)             (UNAUDITED)              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   29,797  $   76,219  $   35,473   $   76,805  $   57,634  $   152,247
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.......      6,420     (55,523)     62,689       85,120     228,084      319,242
       Affiliated Investment Companies
         Shares Sold...........................          3         (60)          2           (9)          3         (101)
       Futures.................................         --        (134)         --           --          --          161
       Foreign Currency Transactions...........       (138)       (898)       (106)      (1,153)        (38)      (2,498)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................    119,802    (175,750)    113,785     (373,044)     95,642   (1,131,028)
       Affiliated Investment Companies
         Shares................................          7          42           2           --          34           78
       Translation of Foreign Currency-
         Denominated Amounts...................         38          (7)        179         (181)        (27)        (371)
                                                ----------  ----------  ----------   ----------  ----------  -----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    155,929    (156,111)    212,024     (212,462)    381,332     (662,270)
                                                ----------  ----------  ----------   ----------  ----------  -----------
Transactions in Interest:
   Contributions...............................     22,840     199,024      83,684      120,516     201,212      480,253
   Withdrawals.................................   (201,038)   (128,247)    (94,696)     (49,141)   (415,036)    (146,782)
                                                ----------  ----------  ----------   ----------  ----------  -----------
          Net Increase (Decrease) from
            Transactions in Interest...........   (178,198)     70,777     (11,012)      71,375    (213,824)     333,471
                                                ----------  ----------  ----------   ----------  ----------  -----------
          Total Increase (Decrease) in
            Net Assets.........................    (22,269)    (85,334)    201,012     (141,087)    167,508     (328,799)
NET ASSETS
   Beginning of Period.........................  1,730,371   1,815,705   2,188,825    2,329,912   5,422,260    5,751,059
                                                ----------  ----------  ----------   ----------  ----------  -----------
   End of Period............................... $1,708,102  $1,730,371  $2,389,837   $2,188,825  $5,589,768  $ 5,422,260
                                                ==========  ==========  ==========   ==========  ==========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                  THE CANADIAN SMALL      THE EMERGING MARKETS     THE EMERGING MARKETS
                                                    COMPANY SERIES               SERIES              SMALL CAP SERIES
                                                ----------------------  -----------------------  -----------------------
                                                SIX MONTHS     YEAR     SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                                   ENDED       ENDED       ENDED       ENDED        ENDED       ENDED
                                                  APR 30,     OCT 31,     APR 30,     OCT 31,      APR 30,     OCT 31,
                                                   2019        2018        2019        2018         2019        2018
                                                ----------- ----------  ----------- -----------  ----------- -----------
                                                (UNAUDITED)             (UNAUDITED)              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   13,158  $   25,307  $   49,758  $   149,893  $   61,560  $   206,734
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.......    (66,264)     27,505     (12,998)      83,224      74,965      190,607
       Affiliated Investment Companies
         Shares Sold...........................         --         (19)          6          (12)          3            3
       Futures.................................         --          --       2,085       (2,079)     (1,378)        (241)
       Foreign Currency Transactions...........        153         120         259       (1,530)       (533)      (5,175)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     41,971    (185,376)    624,082     (948,414)    765,084   (1,594,871)
       Affiliated Investment Companies
         Shares................................         12          (3)          6            7          22          (30)
       Futures.................................         --          --       4,378       (3,369)      4,880       (4,231)
       Translation of Foreign Currency-
         Denominated Amounts...................          7           6         (12)         (32)         32          (34)
                                                ----------  ----------  ----------  -----------  ----------  -----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    (10,963)   (132,460)    667,564     (722,312)    904,635   (1,207,238)
                                                ----------  ----------  ----------  -----------  ----------  -----------
Transactions in Interest:
   Contributions...............................     98,792     136,490     614,886      667,220     185,270      667,652
   Withdrawals.................................   (116,285)    (47,441)   (582,829)  (1,198,466)   (369,968)    (407,569)
                                                ----------  ----------  ----------  -----------  ----------  -----------
          Net Increase (Decrease) from
            Transactions in Interest...........    (17,493)     89,049      32,057     (531,246)   (184,698)     260,083
                                                ----------  ----------  ----------  -----------  ----------  -----------
          Total Increase (Decrease) in
            Net Assets.........................    (28,456)    (43,411)    699,621   (1,253,558)    719,937     (947,155)
NET ASSETS
   Beginning of Period.........................  1,146,811   1,190,222   5,469,649    6,723,207   6,306,302    7,253,457
                                                ----------  ----------  ----------  -----------  ----------  -----------
   End of Period............................... $1,118,355  $1,146,811  $6,169,270  $ 5,469,649  $7,026,239  $ 6,306,302
                                                ==========  ==========  ==========  ===========  ==========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      THE U.S. LARGE CAP VALUE SERIES
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                   ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                  APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                   2019          2018         2017         2016         2015         2014
                                              -----------     -----------  -----------  -----------  -----------  -----------
                                                (UNAUDITED)
Total Return.................................        4.44%(B)        2.95%       24.31%        4.75%        1.32%       15.67%
                                              -----------     -----------  -----------  -----------  -----------  -----------
Net Assets, End of Period (thousands)........ $30,312,638     $29,242,795  $27,676,546  $20,916,568  $19,094,057  $18,376,682
Ratio of Expenses to Average Net Assets......        0.11%(C)        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)......................        0.11%(C)        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Net Investment Income to Average
  Net Assets.................................        2.49%(C)        2.14%        2.19%        2.39%        2.20%        1.90%
Portfolio Turnover Rate......................           5%(B)          13%          15%          15%          16%          15%
                                              -----------     -----------  -----------  -----------  -----------  -----------

                                                                     THE DFA INTERNATIONAL VALUE SERIES
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS        YEAR         YEAR         YEAR         YEAR         YEAR
                                                   ENDED          ENDED        ENDED        ENDED        ENDED        ENDED
                                                  APR 30,        OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                   2019           2018         2017         2016         2015         2014
                                              -----------     -----------   -----------  ----------   ----------   ----------
                                                (UNAUDITED)
Total Return.................................        4.48%(B)       (8.10%)       26.53%      (0.10%)      (5.35%)      (0.72%)
                                              -----------     -----------   -----------  ----------   ----------   ----------
Net Assets, End of Period (thousands)........ $12,639,651     $12,153,340   $12,732,150  $9,729,540   $9,227,905   $9,343,666
Ratio of Expenses to Average Net Assets......        0.22%(C)        0.22%         0.22%       0.22%        0.22%        0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)......................        0.22%(C)        0.22%         0.22%       0.22%        0.22%        0.22%
Ratio of Net Investment Income to Average
  Net Assets.................................        3.52%(C)        3.21%         3.33%       3.72%        3.31%        4.50%
Portfolio Turnover Rate......................           9%(B)          20%           17%         17%          21%          17%
                                              -----------     -----------   -----------  ----------   ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   THE JAPANESE SMALL COMPANY SERIES
                                              ---------------------------------------------------------------------------
                                                SIX MONTHS       YEAR         YEAR        YEAR        YEAR        YEAR
                                                   ENDED         ENDED        ENDED       ENDED       ENDED       ENDED
                                                  APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                   2019          2018         2017        2016        2015        2014
                                              -----------     ----------   ----------  ----------  ----------  ----------
                                                (UNAUDITED)
Total Return.................................      (1.42%)(B)      (7.46%)      27.10%      14.53%       9.04%       2.46%
                                              ----------      ----------   ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)........ $3,518,830      $3,834,097   $3,989,049  $3,132,594  $2,631,688  $2,505,409
Ratio of Expenses to Average Net Assets......       0.13%(C)        0.12%        0.13%       0.13%       0.13%       0.13%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.13%(C)        0.12%        0.13%       0.13%       0.13%       0.13%
Ratio of Net Investment Income to Average
  Net Assets.................................       2.64%(C)        1.90%        1.90%       1.99%       1.69%       1.71%
Portfolio Turnover Rate......................          6%(B)          17%          13%         10%          6%          9%
                                              ----------      ----------   ----------  ----------  ----------  ----------

                                                                  THE ASIA PACIFIC SMALL COMPANY SERIES
                                              ---------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR        YEAR        YEAR         YEAR
                                                  ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                  2019          2018         2017        2016        2015         2014
                                              -----------    ----------   ----------  ----------  ----------   ----------
                                               (UNAUDITED)
Total Return.................................       9.76%(B)      (8.14%)      16.21%      16.69%     (11.83%)      (3.46%)
                                              ----------     ----------   ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)........ $1,708,102     $1,730,371   $1,815,705  $1,555,736  $1,228,274   $1,453,786
Ratio of Expenses to Average Net Assets......       0.14%(C)       0.13%        0.13%       0.13%       0.13%        0.13%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.14%(C)       0.13%        0.13%       0.13%       0.13%        0.13%
Ratio of Net Investment Income to Average
  Net Assets.................................       3.53%(C)       3.96%        3.82%       4.00%       4.17%        3.96%
Portfolio Turnover Rate......................          5%(B)         18%          14%         10%          7%           7%
                                              ----------     ----------   ----------  ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                THE UNITED KINGDOM SMALL COMPANY SERIES
                                              ---------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR        YEAR         YEAR        YEAR
                                                  ENDED         ENDED        ENDED       ENDED        ENDED       ENDED
                                                 APR 30,       OCT 31,      OCT 31,     OCT 31,      OCT 31,     OCT 31,
                                                  2019          2018         2017        2016         2015        2014
                                              -----------    ----------   ----------  ----------   ----------  ----------
                                               (UNAUDITED)
Total Return.................................       9.54%(B)      (8.90%)      29.87%     (15.82%)       9.95%       1.22%
                                              ----------     ----------   ----------  ----------   ----------  ----------
Net Assets, End of Period (thousands)........ $2,389,837     $2,188,825   $2,329,912  $1,683,465   $2,084,113  $1,995,898
Ratio of Expenses to Average Net Assets......       0.12%(C)       0.11%        0.12%       0.12%        0.11%       0.11%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.12%(C)       0.11%        0.12%       0.12%        0.11%       0.11%
Ratio of Net Investment Income to Average
  Net Assets.................................       3.21%(C)       3.23%        3.40%       4.36%        3.44%       2.98%
Portfolio Turnover Rate......................          9%(B)         14%           9%         15%          10%          8%
                                              ----------     ----------   ----------  ----------   ----------  ----------

                                                                  THE CONTINENTAL SMALL COMPANY SERIES
                                              --------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR        YEAR        YEAR        YEAR
                                                  ENDED         ENDED        ENDED       ENDED       ENDED       ENDED
                                                 APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                  2019          2018         2017        2016        2015        2014
                                              -----------    ----------   ----------  ----------  ----------  ----------
                                               (UNAUDITED)
Total Return.................................       7.30%(B)     (10.78%)      34.27%       6.10%       9.81%      (2.25%)
                                              ----------     ----------   ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)........ $5,589,768     $5,422,260   $5,751,059  $4,147,925  $3,653,743  $3,152,277
Ratio of Expenses to Average Net Assets......       0.13%(C)       0.12%        0.13%       0.13%       0.13%       0.13%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.13%(C)       0.12%        0.13%       0.13%       0.13%       0.13%
Ratio of Net Investment Income to Average
  Net Assets.................................       2.18%(C)       2.51%        2.33%       2.49%       2.44%       2.40%
Portfolio Turnover Rate......................         10%(B)         15%          13%          9%         14%         13%
                                              ----------     ----------   ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 THE CANADIAN SMALL COMPANY SERIES
                                              ----------------------------------------------------------------------
                                                SIX MONTHS       YEAR         YEAR       YEAR      YEAR       YEAR
                                                   ENDED         ENDED        ENDED      ENDED     ENDED      ENDED
                                                  APR 30,       OCT 31,      OCT 31,    OCT 31,   OCT 31,    OCT 31,
                                                   2019          2018         2017       2016      2015       2014
                                              -----------     ----------   ----------  --------  --------   --------
                                                (UNAUDITED)
Total Return.................................      (0.60%)(B)     (10.44%)      12.10%    20.77%   (25.00%)    (3.83%)
                                              ----------      ----------   ----------  --------  --------   --------
Net Assets, End of Period (thousands)........ $1,118,355      $1,146,811   $1,190,222  $933,264  $623,132   $849,429
Ratio of Expenses to Average Net Assets......       0.12%(C)        0.12%        0.12%     0.12%     0.12%      0.12%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.12%(C)        0.12%        0.12%     0.12%     0.12%      0.12%
Ratio of Net Investment Income to Average
  Net Assets.................................       2.41%(C)        2.11%        2.14%     2.52%     2.73%      2.42%
Portfolio Turnover Rate......................         10%(B)          14%          22%        8%       18%         5%
                                              ----------      ----------   ----------  --------  --------   --------

                                                                      THE EMERGING MARKETS SERIES
                                              ---------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR        YEAR        YEAR         YEAR
                                                  ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                  2019          2018         2017        2016        2015         2014
                                              -----------    ----------   ----------  ----------  ----------   ----------
                                               (UNAUDITED)
Total Return.................................      12.17%(B)     (11.83%)      25.26%      11.44%     (14.86%)       1.74%
                                              ----------     ----------   ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)........ $6,169,270     $5,469,649   $6,723,207  $4,997,731  $4,403,555   $4,185,451
Ratio of Expenses to Average Net Assets......       0.14%(C)       0.14%        0.15%       0.15%       0.16%        0.15%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.14%(C)       0.14%        0.15%       0.15%       0.16%        0.15%
Ratio of Net Investment Income to Average
  Net Assets.................................       1.72%(C)       2.40%        2.23%       2.45%       2.39%        2.51%
Portfolio Turnover Rate......................          3%(B)         12%           8%          5%          9%           5%
                                              ----------     ----------   ----------  ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  THE EMERGING MARKETS SMALL CAP SERIES
                                               ---------------------------------------------------------------------------
                                                SIX MONTHS       YEAR         YEAR        YEAR        YEAR         YEAR
                                                   ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                  APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                   2019          2018         2017        2016        2015         2014
                                               -----------    ----------   ----------  ----------  ----------   ----------
                                                (UNAUDITED)
Total Return..................................      14.68%(B)     (16.06%)      21.55%      14.45%      (9.42%)       5.60%
                                               ----------     ----------   ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands)......... $7,026,239     $6,306,302   $7,253,457  $5,515,647  $4,898,307   $4,921,438
Ratio of Expenses to Average Net Assets.......       0.25%(C)       0.24%        0.27%       0.26%       0.26%        0.26%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)............       0.25%(C)       0.24%        0.27%       0.26%       0.27%        0.26%
Ratio of Net Investment Income to Average Net
  Assets......................................       1.84%(C)       2.77%        2.78%       2.89%       2.62%        2.48%
Portfolio Turnover Rate.......................          6%(B)         12%          15%         18%         18%           9%
                                               ----------     ----------   ----------  ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, nine of which are included in this section of the report (collectively, the "Series"). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

DOMESTIC EQUITY PORTFOLIO            INTERNATIONAL EQUITY PORTFOLIOS
-------------------------            -----------------------------------------
The U.S. Large Cap Value Series      The DFA International Value Series
                                     The Japanese Small Company Series
                                     The Asia Pacific Small Company Series
                                     The United Kingdom Small Company Series
                                     The Continental Small Company Series
                                     The Canadian Small Company Series
                                     The Emerging Markets Series
                                     The Emerging Markets Small Cap Series

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolio and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the six months ended April 30, 2019, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              The U.S. Large Cap Value Series.............. 0.10%
              The DFA International Value Series........... 0.20%
              The Japanese Small Company Series............ 0.10%
              The Asia Pacific Small Company Series........ 0.10%
              The United Kingdom Small Company Series...... 0.10%
              The Continental Small Company Series......... 0.10%
              The Canadian Small Company Series............ 0.10%
              The Emerging Markets Series.................. 0.10%
              The Emerging Markets Small Cap Series........ 0.20%

EARNED INCOME CREDIT:

   Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series' net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                          FEES PAID
                                                          INDIRECTLY
                                                          ----------
            The DFA International Value Series...........    $275
            The Japanese Small Company Series............      16
            The Asia Pacific Small Company Series........       8
            The United Kingdom Small Company Series......      28
            The Continental Small Company Series.........      58
            The Canadian Small Company Series............      15
            The Emerging Markets Series..................     212
            The Emerging Markets Small Cap Series........      85

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2019, the total related amounts paid by the Trust to the CCO were $41 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

               The U.S. Large Cap Value Series.............. $685
               The DFA International Value Series...........  405
               The Japanese Small Company Series............  102
               The Asia Pacific Small Company Series........   52
               The United Kingdom Small Company Series......   66
               The Continental Small Company Series.........  134
               The Canadian Small Company Series............   32
               The Emerging Markets Series..................  167
               The Emerging Markets Small Cap Series........  151

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Series' transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                    PURCHASES    SALES
                                                    ---------- ----------
      The U.S. Large Cap Value Series.............. $2,022,253 $1,421,302
      The DFA International Value Series........... $1,203,760 $1,083,587
      The Japanese Small Company Series............ $  213,873 $  433,194
      The Asia Pacific Small Company Series........ $   86,688 $  238,548
      The United Kingdom Small Company Series...... $  240,171 $  198,108
      The Continental Small Company Series......... $  549,119 $  676,764
      The Canadian Small Company Series............ $  109,741 $  107,367
      The Emerging Markets Series.................. $  288,627 $  191,080
      The Emerging Markets Small Cap Series........ $  392,426 $  521,503

   There were no purchases or sales of long-term U.S. government securities.

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                    NET
                                                  REALIZED   CHANGE IN               SHARES
                BALANCE AT                         GAIN/    UNREALIZED   BALANCE AT   AS OF
                OCTOBER 31, PURCHASES   PROCEEDS   (LOSS)  APPRECIATION/ APRIL 30,  APRIL 30, DIVIDEND CAPITAL GAIN
                   2018      AT COST   FROM SALES ON SALES DEPRECIATION     2019      2019     INCOME  DISTRIBUTIONS
                ----------- ---------- ---------- -------- ------------- ---------- --------- -------- -------------
THE U.S. LARGE
  CAP VALUE
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $516,726   $2,716,366 $2,529,167   $32         $41       $703,998   60,842    $7,843       --
                 --------   ---------- ----------   ---         ---       --------   ------    ------       --
TOTAL..........  $516,726   $2,716,366 $2,529,167   $32         $41       $703,998   60,842    $7,843       --
                 ========   ========== ==========   ===         ===       ========   ======    ======       ==
THE DFA
  INTERNATIONAL
  VALUE SERIES
The DFA Short
  Term
  Investment
  Fund.........  $488,072   $2,844,181 $2,677,339   $ 6         $(7)      $654,913   56,600    $6,159       --
                 --------   ---------- ----------   ---         ---       --------   ------    ------       --
TOTAL..........  $488,072   $2,844,181 $2,677,339   $ 6         $(7)      $654,913   56,600    $6,159       --
                 ========   ========== ==========   ===         ===       ========   ======    ======       ==
THE JAPANESE
  SMALL
  COMPANY
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $218,283   $  322,356 $  421,521    --         $12       $119,130   10,296    $2,152       --
                 --------   ---------- ----------   ---         ---       --------   ------    ------       --
TOTAL..........  $218,283   $  322,356 $  421,521    --         $12       $119,130   10,296    $2,152       --
                 ========   ========== ==========   ===         ===       ========   ======    ======       ==
THE ASIA
  PACIFIC
  SMALL
  COMPANY
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $102,269   $  133,980 $  146,199   $ 3         $ 7       $ 90,060    7,783    $1,279       --
                 --------   ---------- ----------   ---         ---       --------   ------    ------       --
TOTAL..........  $102,269   $  133,980 $  146,199   $ 3         $ 7       $ 90,060    7,783    $1,279       --
                 ========   ========== ==========   ===         ===       ========   ======    ======       ==

                                                   NET
                                                 REALIZED   CHANGE IN               SHARES
                BALANCE AT                        GAIN/    UNREALIZED   BALANCE AT   AS OF
                OCTOBER 31, PURCHASES  PROCEEDS   (LOSS)  APPRECIATION/ APRIL 30,  APRIL 30, DIVIDEND CAPITAL GAIN
                   2018      AT COST  FROM SALES ON SALES DEPRECIATION     2019      2019     INCOME  DISTRIBUTIONS
                ----------- --------- ---------- -------- ------------- ---------- --------- -------- -------------
THE UNITED
  KINGDOM
  SMALL
  COMPANY
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $ 25,540   $122,644   $129,248    $ 2         $ 2       $ 18,940    1,637    $  429       --
                 --------   --------   --------    ---         ---       --------   ------    ------       --
TOTAL..........  $ 25,540   $122,644   $129,248    $ 2         $ 2       $ 18,940    1,637    $  429       --
                 ========   ========   ========    ===         ===       ========   ======    ======       ==
THE
  CONTINENTAL
  SMALL
  COMPANY
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $589,645   $702,689   $794,455    $ 3         $34       $497,916   43,031    $6,072       --
                 --------   --------   --------    ---         ---       --------   ------    ------       --
TOTAL..........  $589,645   $702,689   $794,455    $ 3         $34       $497,916   43,031    $6,072       --
                 ========   ========   ========    ===         ===       ========   ======    ======       ==
THE CANADIAN
  SMALL
  COMPANY
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $154,044   $454,974   $460,233     --         $12       $148,797   12,859    $1,979       --
                 --------   --------   --------    ---         ---       --------   ------    ------       --
TOTAL..........  $154,044   $454,974   $460,233     --         $12       $148,797   12,859    $1,979       --
                 ========   ========   ========    ===         ===       ========   ======    ======       ==
THE EMERGING
  MARKETS
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $135,212   $389,336   $382,717    $ 6         $ 6       $141,843   12,258    $1,626       --
                 --------   --------   --------    ---         ---       --------   ------    ------       --
TOTAL..........  $135,212   $389,336   $382,717    $ 6         $ 6       $141,843   12,258    $1,626       --
                 ========   ========   ========    ===         ===       ========   ======    ======       ==
THE EMERGING
  MARKETS
  SMALL CAP
  SERIES
The DFA Short
  Term
  Investment
  Fund.........  $308,694   $378,684   $435,157    $ 3         $22       $252,246   21,800    $3,738       --
                 --------   --------   --------    ---         ---       --------   ------    ------       --
TOTAL..........  $308,694   $378,684   $435,157    $ 3         $22       $252,246   21,800    $3,738       --
                 ========   ========   ========    ===         ===       ========   ======    ======       ==

F. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                      NET
                                                                                   UNREALIZED
                                          FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                          TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                         ----------- ------------ -------------- --------------
The U.S. Large Cap Value Series......... $23,161,639  $8,927,588   $(1,094,999)    $7,832,589
The DFA International Value Series......  12,499,891   1,563,341      (999,237)       564,104

                                                                                          NET
                                                                                       UNREALIZED
                                               FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                               TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                              ---------- ------------ -------------- --------------
The Japanese Small Company Series............ $3,311,087  $  684,678   $  (402,664)    $  282,014
The Asia Pacific Small Company Series........  1,759,922     365,079      (340,291)        24,788
The United Kingdom Small Company Series......  2,218,764     517,452      (357,406)       160,046
The Continental Small Company Series.........  5,402,748   1,373,345      (697,632)       675,713
The Canadian Small Company Series............  1,501,830     145,854      (382,978)      (237,124)
The Emerging Markets Series..................  4,301,031   2,317,469      (372,458)     1,945,011
The Emerging Markets Small Cap Series........  6,909,001   1,540,412    (1,257,351)       283,061

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Series.

   2. FUTURES CONTRACTS: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities . Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                        FUTURES
                                                        --------
               The U.S. Large Cap Value Series......... $196,199
               The DFA International Value Series......  101,862
               The Emerging Markets Series.............   41,141
               The Emerging Markets Small Cap Series...   45,692

   The following is a summary of the Series' derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                ASSET DERIVATIVES VALUE
                                             ------------------------------
                                              TOTAL VALUE
                                                   AT           EQUITY
                                             APRIL 30, 2019 CONTRACTS *,(1)
                                             -------------- ---------------
    The U.S. Large Cap Value Series.........    $12,613         $12,613
    The DFA International Value Series......      6,518           6,518
    The Emerging Markets Series.............      1,672           1,672
    The Emerging Markets Small Cap Series...      1,781           1,781

(1)Presented on Statements of Assets and Liabilities as Receivables/Payables:
   Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                 REALIZED GAIN (LOSS) ON
                                                       DERIVATIVES
                                                 ----------------------
                                                              EQUITY
                                                   TOTAL   CONTRACTS (1)
                                                 --------  -------------
        The U.S. Large Cap Value Series......... $(15,917)   $(15,917)
        The DFA International Value Series......   (4,510)     (4,510)
        The Emerging Markets Series.............    2,085       2,085
        The Emerging Markets Small Cap Series...   (1,378)     (1,378)

                                                  CHANGE IN UNREALIZED APPRECIATION
                                                    (DEPRECIATION) ON DERIVATIVES
                                                  ---------------------------------
                                                                   EQUITY
                                                    TOTAL       CONTRACTS (2)
                                                  -------       -------------
         The U.S. Large Cap Value Series......... $26,331          $26,331
         The DFA International Value Series......  13,309           13,309
         The Emerging Markets Series.............   4,378            4,378
         The Emerging Markets Small Cap Series...   4,880            4,880

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                 AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                              INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                              ------------- ------------ ------------ -------- --------------- ----------------
The Japanese Small Company Series............     3.07%        $1,506         27        $ 3        $ 4,590              --
The Asia Pacific Small Company Series........     3.12%           821          6         --          4,122              --
The United Kingdom Small Company Series......     3.13%           227          8         --            485              --
The Continental Small Company Series.........     2.99%         3,058          7          2         16,411         $16,411
The Emerging Markets Series..................     2.95%            50          1         --             50              --

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                         ------------- ------------ ------------ -------- --------------- ----------------
The Emerging Markets Small Cap Series...     3.05%        $4,453         20         $7        $14,882            --

* Number of Days Outstanding represents the total single or consecutive days during the six months ended April 30, 2019. that each Series' available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   For the six months ended April 30, 2019, activity by the Series under the interfund lending program was as follows:

                                          WEIGHTED      WEIGHTED    NUMBER OF   INTEREST  MAXIMUM AMOUNT     OUTSTANDING
                            BORROWER OR    AVERAGE    AVERAGE LOAN     DAYS     EXPENSE/  BORROWED/LOANED     BORROWINGS
                              LENDER    INTEREST RATE   BALANCE    OUTSTANDING*  INCOME  DURING THE PERIOD AS OF 04/30/2019
                            ----------- ------------- ------------ ------------ -------- ----------------- ----------------
The Emerging Markets Small
  Cap Series...............  Borrower       2.80%          --           2          --           --                --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that the Series' interfund lending program was used.

I. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

   For the six months ended April 30, 2019, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                --------- ------- --------------------
The U.S. Large Cap Value Series.........  $67,784  $87,076       $(21,717)
The DFA International Value Series......   46,259   53,218         (2,774)
The Japanese Small Company Series.......   24,898   34,662          1,057
The Asia Pacific Small Company Series...    9,962   37,426         (1,808)
The Continental Small Company Series....   25,639   22,259          4,811
The Canadian Small Company Series.......    7,602    2,493            (84)
The Emerging Markets Series.............    2,380    1,006           (213)

PORTFOLIO                              PURCHASES SALES  REALIZED GAIN (LOSS)
---------                              --------- ------ --------------------
The Emerging Markets Small Cap Series.  $1,322   $3,565        $(572)

J. SECURITIES LENDING:

   As of April 30, 2019, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The non-cash collateral includes short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                        NON-CASH
                                       COLLATERAL
                                         MARKET
                                         VALUE
                                       ----------
The U.S. Large Cap Value Series.......  $257,733
The DFA International Value Series....    47,603
The Japanese Small Company Series.....   104,398
The Asia Pacific Small Company Series.   187,500
The Continental Small Company Series..   122,366
The Canadian Small Company Series.....    48,914
The Emerging Markets Series...........   106,898
The Emerging Markets Small Cap Series.   498,330

   Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                           REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                         AS OF APRIL 30, 2019
                                         -----------------------------------------------------
                                         OVERNIGHT AND            BETWEEN
                                          CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                         ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
THE U.S. LARGE CAP VALUE SERIES
   Common Stocks........................   $703,998       --         --         --    $703,998
THE DFA INTERNATIONAL VALUE SERIES
   Common Stocks........................    654,913       --         --         --     654,913
THE JAPANESE SMALL COMPANY SERIES
   Common Stocks........................    119,130       --         --         --     119,130
THE ASIA PACIFIC SMALL COMPANY SERIES
   Common Stocks........................     90,060       --         --         --      90,060
THE UNITED KINGDOM SMALL COMPANY SERIES
   Common Stocks........................     18,940       --         --         --      18,940
THE CONTINENTAL SMALL COMPANY SERIES
   Common Stocks, Rights/Warrants.......    497,916       --         --         --     497,916
THE CANADIAN SMALL COMPANY SERIES
   Common Stocks, Rights/Warrants.......    148,797       --         --         --     148,797
THE EMERGING MARKETS SERIES
   Common Stocks........................    141,843       --         --         --     141,843
THE EMERGING MARKETS SMALL CAP SERIES
   Common Stocks........................    252,246       --         --         --     252,246

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Series' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Series' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Series' net assets or results of operations.

M. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee has advised that he intends to appeal the dismissal order to the Second Circuit. The Trustee also moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large

Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                         BEGINNING  ENDING               EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                           VALUE    VALUE     EXPENSE     DURING
                                         11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                         --------- --------- ---------- ----------
DIMENSIONAL EMERGING MARKETS VALUE FUND
---------------------------------------
Actual Fund Return
   Institutional Class Shares........... $1,000.00 $1,096.30    0.14%     $0.73
Hypothetical 5% Annual Return
   Institutional Class Shares........... $1,000.00 $1,024.10    0.14%     $0.70

(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC's website at http://www.sec.gov; or by visiting the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's
50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                   DIMENSIONAL EMERGING MARKETS VALUE FUND
               Communication Services....................   4.5%
               Consumer Discretionary....................   7.2%
               Consumer Staples..........................   3.1%
               Energy....................................  15.8%
               Financials................................  29.1%
               Health Care...............................   1.2%
               Industrials...............................   9.1%
               Information Technology....................   8.2%
               Materials.................................  16.2%
               Real Estate...............................   4.2%
               Utilities.................................   1.4%
                                                          -----
                                                          100.0%

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                     PERCENTAGE
                                                         SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ----------- ------------------------------- ---------------
COMMON STOCKS -- (96.1%)
BRAZIL -- (7.4%)
    Banco do Brasil SA................................   6,586,246         $   83,447,171                0.5%
    Petroleo Brasileiro SA, Sponsored ADR.............  14,367,145            198,266,601                1.1%
#   Petroleo Brasileiro SA, Sponsored ADR.............  11,860,183            180,630,587                1.0%
    Vale SA...........................................  27,795,565            355,144,685                1.9%
    Vale SA, Sponsored ADR............................  14,048,492            179,539,726                1.0%
    Other Securities..................................                        409,342,896                2.0%
                                                                           --------------               ----
TOTAL BRAZIL..........................................                      1,406,371,666                7.5%
                                                                           --------------               ----
CHILE -- (1.3%)
    Other Securities..................................                        253,085,223                1.3%
                                                                           --------------               ----
CHINA -- (16.9%)
    Bank of China, Ltd., Class H...................... 307,333,817            146,753,426                0.8%
    China Construction Bank Corp., Class H............ 494,824,101            436,219,728                2.3%
    China Mobile, Ltd.................................  29,011,500            276,810,379                1.5%
    China Overseas Land & Investment, Ltd.............  29,202,000            109,409,729                0.6%
    China Petroleum & Chemical Corp., ADR.............   1,082,399             83,063,284                0.5%
    China Resources Land, Ltd.........................  18,796,000             81,859,525                0.4%
    CNOOC, Ltd........................................  90,082,000            163,618,954                0.9%
    Industrial & Commercial Bank of China, Ltd.,
      Class H......................................... 314,498,996            236,553,494                1.3%
    PetroChina Co., Ltd., Class H..................... 132,694,000             84,113,886                0.5%
    Other Securities..................................                      1,596,724,899                8.3%
                                                                           --------------               ----
TOTAL CHINA...........................................                      3,215,127,304               17.1%
                                                                           --------------               ----
COLOMBIA -- (0.2%)
    Other Securities..................................                         37,488,559                0.2%
                                                                           --------------               ----
CZECH REPUBLIC -- (0.2%)
    Other Security....................................                         38,466,566                0.2%
                                                                           --------------               ----
GREECE -- (0.0%)
    Other Securities..................................                         11,392,496                0.1%
                                                                           --------------               ----
HUNGARY -- (0.3%)
    Other Securities..................................                         51,048,261                0.3%
                                                                           --------------               ----
INDIA -- (13.3%)
*   Axis Bank, Ltd....................................  10,042,110            110,435,566                0.6%
    ICICI Bank, Ltd., Sponsored ADR...................   7,765,802             88,918,431                0.5%
    Reliance Industries, Ltd..........................  34,682,789            694,642,069                3.7%
    Other Securities..................................                      1,632,661,539                8.7%
                                                                           --------------               ----
TOTAL INDIA...........................................                      2,526,657,605               13.5%
                                                                           --------------               ----
INDONESIA -- (2.7%)
    Other Securities..................................                        512,494,301                2.7%
                                                                           --------------               ----
MALAYSIA -- (2.8%)
    Other Securities..................................                        528,665,885                2.8%
                                                                           --------------               ----

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                           PERCENTAGE
                                               SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ----------- ------------------------------- ---------------
MEXICO -- (3.2%)
    Grupo Financiero Banorte S.A.B. de C.V..  16,569,450         $  104,987,268                0.6%
    Grupo Mexico S.A.B. de C.V., Series B...  37,305,803            109,510,250                0.6%
    Other Securities........................                        398,575,771                2.1%
                                                                 --------------               ----
TOTAL MEXICO................................                        613,073,289                3.3%
                                                                 --------------               ----
PHILIPPINES -- (1.1%)
    Other Securities........................                        210,358,900                1.1%
                                                                 --------------               ----
POLAND -- (1.3%)
    Other Securities........................                        240,738,951                1.3%
                                                                 --------------               ----
RUSSIA -- (2.1%)
    Gazprom PJSC, Sponsored ADR.............  22,632,193            113,145,869                0.6%
    Lukoil PJSC, Sponsored ADR(BYZDW2900)...   1,526,223            129,586,499                0.7%
    Lukoil PJSC, Sponsored ADR(BYZF386).....   1,402,353            119,901,181                0.7%
    Other Securities........................                         42,950,605                0.2%
                                                                 --------------               ----
TOTAL RUSSIA................................                        405,584,154                2.2%
                                                                 --------------               ----
SINGAPORE -- (0.0%)
    Other Security..........................                            150,351                0.0%
                                                                 --------------               ----
SOUTH AFRICA -- (6.7%)
    Absa Group, Ltd.........................   8,396,833             96,728,767                0.5%
#   MTN Group, Ltd..........................  21,421,193            155,199,279                0.8%
#   Sasol, Ltd..............................   3,327,411            110,391,586                0.6%
    Standard Bank Group, Ltd................  16,505,640            230,515,279                1.2%
    Other Securities........................                        676,112,704                3.7%
                                                                 --------------               ----
TOTAL SOUTH AFRICA..........................                      1,268,947,615                6.8%
                                                                 --------------               ----
SOUTH KOREA -- (16.5%)
    Hana Financial Group, Inc...............   3,990,767            125,871,708                0.7%
    Hyundai Mobis Co., Ltd..................     512,294            102,189,901                0.6%
    Hyundai Motor Co........................   1,066,375            126,579,226                0.7%
    KB Financial Group, Inc.................   2,237,478             88,347,642                0.5%
    KB Financial Group, Inc., ADR...........   3,003,621            118,733,099                0.6%
    Kia Motors Corp.........................   2,598,979            100,746,534                0.6%
    LG Electronics, Inc.....................   1,568,275            101,894,041                0.6%
    POSCO...................................     694,466            152,007,145                0.8%
#   POSCO, Sponsored ADR....................   1,487,744             82,078,836                0.5%
    Shinhan Financial Group Co., Ltd........   2,592,282             97,975,006                0.5%
    SK Innovation Co., Ltd..................     880,786            137,718,665                0.8%
    Other Securities........................                      1,910,341,196                9.9%
                                                                 --------------               ----
TOTAL SOUTH KOREA...........................                      3,144,482,999               16.8%
                                                                 --------------               ----
TAIWAN -- (16.1%)
#   Cathay Financial Holding Co., Ltd.......  89,008,000            128,889,397                0.7%
    China Steel Corp........................ 139,388,320            112,626,574                0.6%
    CTBC Financial Holding Co., Ltd......... 158,940,073            108,882,159                0.6%
    Fubon Financial Holding Co., Ltd........  88,876,471            131,340,683                0.7%
    Hon Hai Precision Industry Co., Ltd.....  65,155,192            183,433,254                1.0%
    Mega Financial Holding Co., Ltd.........  96,252,796             92,408,266                0.5%
    Taiwan Cement Corp......................  64,501,697             87,731,793                0.5%
#   United Microelectronics Corp............ 197,526,681             86,131,100                0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ---------- ------------------------------- ---------------
TAIWAN -- (Continued)
      Other Securities......................                    $ 2,140,236,409               11.3%
                                                                ---------------              -----
TOTAL TAIWAN................................                      3,071,679,635               16.4%
                                                                ---------------              -----
THAILAND -- (3.1%)
      PTT PCL............................... 98,695,400             150,709,499                0.8%
      Other Securities......................                        447,385,930                2.4%
                                                                ---------------              -----
TOTAL THAILAND..............................                        598,095,429                3.2%
                                                                ---------------              -----
TURKEY -- (0.9%)
      Other Securities......................                        175,091,631                0.9%
                                                                ---------------              -----
TOTAL COMMON STOCKS.........................                     18,309,000,820               97.7%
                                                                ---------------              -----
PREFERRED STOCKS -- (1.1%)
BRAZIL -- (1.0%)
      Petroleo Brasileiro SA................ 17,582,289             121,561,770                0.7%
      Other Securities......................                         79,819,259                0.4%
                                                                ---------------              -----
TOTAL BRAZIL................................                        201,381,029                1.1%
                                                                ---------------              -----
COLOMBIA -- (0.1%)
      Other Securities......................                         13,832,724                0.1%
                                                                ---------------              -----
SOUTH KOREA -- (0.0%)
      Other Security........................                            460,256                0.0%
                                                                ---------------              -----
TOTAL PREFERRED STOCKS......................                        215,674,009                1.2%
                                                                ---------------              -----
RIGHTS/WARRANTS -- (0.1%)
      Other Securities......................                          8,162,045                0.0%
                                                                ---------------              -----
TOTAL INVESTMENT SECURITIES.................                     18,532,836,874
                                                                ---------------

                                                                    VALUE+
                                                        -------------------------------
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S)  The DFA Short Term Investment Fund.... 44,287,987             512,456,292                2.7%
                                                                ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $17,429,703,368)....................                    $19,045,293,166              101.6%
                                                                ===============              =====

As of April 30, 2019, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R).....    650     06/21/19  $ 33,805,254 $ 35,106,500   $1,301,246
S&P 500(R) Emini Index.............    601     06/21/19    86,822,447   88,602,425    1,779,978
                                                         ------------ ------------   ----------
TOTAL FUTURES CONTRACTS............                      $120,627,701 $123,708,925   $3,081,224
                                                         ============ ============   ==========

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

Summary of the Fund's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                         ------------------------------------------------------
                            LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                         -------------- --------------- ------- ---------------
Common Stocks
   Brazil............... $1,396,627,194 $     9,744,472   --    $ 1,406,371,666
   Chile................    253,085,223              --   --        253,085,223
   China................    293,869,031   2,921,258,273   --      3,215,127,304
   Colombia.............     37,488,559              --   --         37,488,559
   Czech Republic.......             --      38,466,566   --         38,466,566
   Greece...............             --      11,392,496   --         11,392,496
   Hungary..............             --      51,048,261   --         51,048,261
   India................    120,473,910   2,406,183,695   --      2,526,657,605
   Indonesia............        505,980     511,988,321   --        512,494,301
   Malaysia.............             --     528,665,885   --        528,665,885
   Mexico...............    613,073,289              --   --        613,073,289
   Philippines..........             --     210,358,900   --        210,358,900
   Poland...............             --     240,738,951   --        240,738,951
   Russia...............    151,809,866     253,774,288   --        405,584,154
   Singapore............             --         150,351   --            150,351
   South Africa.........    148,703,568   1,120,244,047   --      1,268,947,615
   South Korea..........    351,967,821   2,792,515,178   --      3,144,482,999
   Taiwan...............     31,734,499   3,039,945,136   --      3,071,679,635
   Thailand.............    598,052,205          43,224   --        598,095,429
   Turkey...............             --     175,091,631   --        175,091,631
Preferred Stocks
   Brazil...............    201,381,029              --   --        201,381,029
   Colombia.............     13,832,724              --   --         13,832,724
   South Korea..........             --         460,256   --            460,256
Rights/Warrants
   Hong Kong............             --           4,850   --              4,850
   India................             --       7,193,128   --          7,193,128
   Indonesia............             --         270,462   --            270,462
   South Korea..........             --         693,605   --            693,605
Securities Lending
  Collateral............             --     512,456,292   --        512,456,292
Futures Contracts**.....      3,081,224              --   --          3,081,224
                         -------------- ---------------   --    ---------------
TOTAL................... $4,215,686,122 $14,832,688,268   --    $19,048,374,390
                         ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                    DIMENSIONAL
                                                                     EMERGING
                                                                      MARKETS
                                                                    VALUE FUND
                                                                    -----------
ASSETS:
Investments at Value (including $826,408 of securities on loan)*... $18,532,837
Collateral from Securities on Loan Invested in Affiliate at Value
  (including cost of $512,390).....................................     512,456
Segregated Cash for Futures Contracts..............................       5,476
Foreign Currencies at Value........................................      78,816
Cash...............................................................     119,672
Receivables:
   Investment Securities Sold......................................      27,205
   Dividends and Interest..........................................      16,874
   Securities Lending Income.......................................       1,380
   Futures Margin Variation........................................         120
Prepaid Expenses and Other Assets..................................          20
                                                                    -----------
       Total Assets................................................  19,294,856
                                                                    -----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned................................     512,413
   Investment Securities Purchased.................................      38,700
   Due to Advisor..................................................       1,554
Deferred Taxes Payable.............................................       1,063
Accrued Expenses and Other Liabilities.............................       3,223
                                                                    -----------
       Total Liabilities...........................................     556,953
                                                                    -----------
NET ASSETS......................................................... $18,737,903
                                                                    ===========
Investments at Cost................................................ $16,917,314
                                                                    ===========
Foreign Currencies at Cost......................................... $    79,387
                                                                    ===========

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                    DIMENSIONAL
                                                                     EMERGING
                                                                      MARKETS
                                                                    VALUE FUND#
                                                                    -----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $21,073)............ $  156,071
   Income from Securities Lending..................................      7,470
                                                                    ----------
       Total Investment Income.....................................    163,541
                                                                    ----------
EXPENSES
   Investment Management Fees......................................      8,796
   Accounting & Transfer Agent Fees................................        398
   Custodian Fees..................................................      2,727
   Directors'/Trustees' Fees & Expenses............................         68
   Professional Fees...............................................        179
   Other...........................................................        314
                                                                    ----------
       Total Expenses..............................................     12,482
                                                                    ----------
   Fees Paid Indirectly (Note C)...................................       (404)
                                                                    ----------
   Net Expenses....................................................     12,078
                                                                    ----------
   NET INVESTMENT INCOME (LOSS)....................................    151,463
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................    100,874
       Affiliated Investment Companies Shares Sold.................          4
       Futures.....................................................      5,284
       Foreign Currency Transactions...............................     (2,639)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................  1,331,379
       Affiliated Investment Companies Shares......................         43
       Futures.....................................................     11,985
       Translation of Foreign Currency-Denominated Amounts.........        (46)
                                                                    ----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................  1,446,884
                                                                    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.... $1,598,347
                                                                    ==========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                        DIMENSIONAL EMERGING
                                                         MARKETS VALUE FUND
                                                      ------------------------
                                                      SIX MONTHS      YEAR
                                                         ENDED        ENDED
                                                        APR 30,      OCT 31,
                                                         2019         2018
                                                      -----------  -----------
                                                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)...................... $   151,463  $   536,296
   Net Realized Gain (Loss) on:
       Investment Securities Sold*/,/**..............     100,874      306,868
       Affiliated Investment Companies Shares
         Sold........................................           4          (45)
       Futures.......................................       5,284        7,329
       Foreign Currency Transactions.................      (2,639)      (7,429)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency....................................   1,331,379   (2,460,561)
       Affiliated Investment Companies Shares........          43            4
       Futures.......................................      11,985      (12,284)
       Translation of Foreign
         Currency-Denominated Amounts................         (46)          34
                                                      -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from Operations.........   1,598,347   (1,629,788)
                                                      -----------  -----------
Transactions in Interest:
   Contributions.....................................   1,150,774    1,168,085
   Withdrawals.......................................    (696,125)  (2,465,601)
                                                      -----------  -----------
          Net Increase (Decrease) from
            Transactions in Interest.................     454,649   (1,297,516)
                                                      -----------  -----------
          Total Increase (Decrease) in Net
            Assets...................................   2,052,996   (2,927,304)
NET ASSETS
   Beginning of Period...............................  16,684,907   19,612,211
                                                      -----------  -----------
   End of Period..................................... $18,737,903  $16,684,907
                                                      ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    DIMENSIONAL EMERGING MARKETS VALUE FUND
                              ---------------------------------------------------------------------------------
                                SIX MONTHS        YEAR         YEAR         YEAR          YEAR          YEAR
                                   ENDED          ENDED        ENDED        ENDED         ENDED         ENDED
                                  APR 30,        OCT 31,      OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                   2019           2018         2017         2016          2015          2014
                              -----------     -----------   -----------  -----------  -----------   -----------
                                (UNAUDITED)
Total Return.................        9.63%(B)       (9.06%)       24.89%       15.80%      (17.95%)       (1.09%)
                              -----------     -----------   -----------  -----------  -----------   -----------
Net Assets, End of Period
  (thousands)................ $18,737,903     $16,684,907   $19,612,211  $16,647,507  $15,088,058   $18,927,517
Ratio of Expenses to Average
  Net Assets.................        0.14%(C)        0.14%         0.16%        0.16%        0.15%         0.15%
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  Paid Indirectly)...........        0.14%(C)        0.14%         0.16%        0.16%        0.15%         0.15%
Ratio of Net Investment
  Income to Average Net
  Assets.....................        1.72%(C)        2.78%         2.64%        2.72%        2.54%         2.76%
Portfolio Turnover Rate......           6%(B)          13%           14%          12%          14%           12%
                              -----------     -----------   -----------  -----------  -----------   -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   Dimensional Emerging Markets Value Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies." The Fund consists of one series.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

   Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund's shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Fund's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Fund enters into foreign currency contracts.
A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses. As of April 30, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $638 (in thousands).

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date.
Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

   For the six months ended April 30, 2019, the Fund's investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

                Dimensional Emerging Markets Value Fund.. 0.10%

EARNED INCOME CREDIT:

   Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund's net assets. During the six months ended April 30, 2019, expenses reduced were the following (amount in thousands):

                                                        FEES PAID
                                                        INDIRECTLY
                                                        ----------
              Dimensional Emerging Markets Value Fund..    $404

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amounts paid by the Fund to the CCO were $8 (in thousands) and are included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Fund's transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                   OTHER INVESTMENT SECURITIES
                                                   ---------------------------
                                                    PURCHASES       SALES
                                                   ----------       --------
         Dimensional Emerging Markets Value Fund.. $1,614,562     $999,839

   There were no purchases or sales of long-term U.S. government securities.

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                                                         CHANGE IN
                                                                                          NET REALIZED  UNREALIZED
                                                      BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                   OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION
                                                   ---------------- ---------- ---------- ------------ -------------
DIMENSIONAL EMERGING MARKETS VALUE FUND
The DFA Short Term Investment Fund................     $317,651     $1,401,865 $1,207,107      $4           $43
                                                       --------     ---------- ----------      --           ---
TOTAL                                                  $317,651     $1,401,865 $1,207,107      $4           $43
                                                       ========     ========== ==========      ==           ===


                                                     BALANCE AT    SHARES AS OF  DIVIDEND  CAPITAL GAIN
                                                   APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                   -------------- -------------- -------- -------------
DIMENSIONAL EMERGING MARKETS VALUE FUND
The DFA Short Term Investment Fund................    $512,456        44,288      $6,983       --
                                                      --------        ------      ------       --
TOTAL                                                 $512,456        44,288      $6,983       --
                                                      ========        ======      ======       ==

E. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                       NET
                                                                                    UNREALIZED
                                           FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                           TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                          ----------- ------------ -------------- --------------
Dimensional Emerging Markets Value Fund.. $17,429,703  $4,005,245   $(2,389,655)    $1,615,590

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no additional provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Fund's investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Fund.

   2. FUTURES CONTRACTS: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities . Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amount in thousands):

                                                         FUTURES
                                                         --------
               Dimensional Emerging Markets Value Fund.. $107,862

   The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                 ASSET DERIVATIVES VALUE
                                              ------------------------------
                                               TOTAL VALUE
                                                    AT           EQUITY
                                              APRIL 30, 2019 CONTRACTS *,(1)
                                              -------------- ---------------
    Dimensional Emerging Markets Value Fund..     $3,081         $3,081

(1)Presented on Statements of Assets and Liabilities as Receivables/Payables:
   Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Fund's derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                       DERIVATIVES
                                                   -----------------------
                                                               EQUITY
                                                    TOTAL   CONTRACTS (1)
                                                   ------   -------------
         Dimensional Emerging Markets Value Fund.. $5,284      $5,284

                                                  CHANGE IN UNREALIZED APPRECIATION
                                                  (DEPRECIATION) ON DERIVATIVES
                                                  ---------------------------------
                                                                   EQUITY
                                                    TOTAL       CONTRACTS (2)
                                                  -------       -------------
        Dimensional Emerging Markets Value Fund.. $11,985          $11,985

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                            WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                             AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                          INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                          ------------- ------------ ------------ -------- --------------- ----------------
Dimensional Emerging Markets Value Fund..     2.95%         $55           3          --          $55              --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that the Fund's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Fund did not use the interfund lending program during the six months ended April 30, 2019.

H. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

   For the six months ended April 30, 2019, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

 PORTFOLIO                                 PURCHASES SALES REALIZED GAIN (LOSS)
 ---------                                 --------- ----- --------------------
 Dimensional Emerging Markets Value Fund..  $2,027   $741         $(246)

I. SECURITIES LENDING:

   As of April 30, 2019, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The non-cash collateral includes short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

                                                         NON-CASH
                                                        COLLATERAL
                                                          MARKET
                                                          VALUE
                                                        ----------
              Dimensional Emerging Markets Value Fund..  $414,672

   The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                           REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                         AS OF APRIL 30, 2019
                                         -----------------------------------------------------
                                         OVERNIGHT AND            BETWEEN
                                          CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                         ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
DIMENSIONAL EMERGING MARKETS VALUE FUND
   Common Stocks........................   $512,456       --         --         --    $512,456

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Fund's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Fund's adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

L. OTHER:

   The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the
Boards of Directors of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc., and the Boards of Trustees of The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund (together, the "Board") considered the continuation of the investment management agreements for each portfolio/series (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. or DFAAustralia Limited serves as a sub-advisor. (The investment management agreements and the sub-advisory agreements are referred to as the "Management Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment global advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
CONTINUED

profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

[Graphic] Recycled Recyclable                                 DFA043019-001S
                                                                    00230813

                                                             [LOGO] Dimensional

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DFA ONE-YEAR FIXED INCOME PORTFOLIO      DFA LTIP Portfolio

DFA TWO-YEAR GLOBAL FIXED INCOME         DFA INFLATION-PROTECTED SECURITIES
PORTFOLIO                                PORTFOLIO

DFA SELECTIVELY HEDGED GLOBAL FIXED      DFA SHORT-DURATION REAL RETURN
INCOME PORTFOLIO                         PORTFOLIO

DFA FIVE-YEAR GLOBAL FIXED INCOME        DFA MUNICIPAL REAL RETURN PORTFOLIO
PORTFOLIO

DFA WORLD EX U.S. GOVERNMENT FIXED       DFA CALIFORNIA MUNICIPAL REAL RETURN
INCOME PORTFOLIO                         PORTFOLIO

DFA SHORT-TERM GOVERNMENT PORTFOLIO      DFA MUNICIPAL BOND PORTFOLIO

DFA INTERMEDIATE GOVERNMENT FIXED        DFA SHORT-TERM MUNICIPAL BOND
INCOME PORTFOLIO                         PORTFOLIO

DFA SHORT-TERM EXTENDED QUALITY          DFA INTERMEDIATE-TERM MUNICIPAL BOND
PORTFOLIO                                PORTFOLIO

DFA INTERMEDIATE-TERM EXTENDED QUALITY   DFA CALIFORNIA SHORT-TERM MUNICIPAL
PORTFOLIO                                BOND PORTFOLIO

DFA TARGETED CREDIT PORTFOLIO            DFA CALIFORNIA INTERMEDIATE-TERM
                                         MUNICIPAL BOND PORTFOLIO

DFA GLOBAL CORE PLUS FIXED INCOME        DFA NY MUNICIPAL BOND PORTFOLIO
PORTFOLIO

DFA INVESTMENT GRADE PORTFOLIO           DFA MN MUNICIPAL BOND PORTFOLIO

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

DFA TWO-YEAR FIXED INCOME PORTFOLIO

DFA TWO-YEAR GOVERNMENT PORTFOLIO

   SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR
              FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at
(888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[LOGO] DIMENSIONAL

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                    /s/ Gerard K. O'Reilly

DAVID P. BUTLER                        GERARD K. O'REILLY

Co-Chief Executive Officer             Co-Chief Executive Officer and

                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.................................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Disclosure of Fund Expenses.............................................   3
   Disclosure of Portfolio Holdings........................................   7
   Schedules of Investments
       DFA One-Year Fixed Income Portfolio.................................   9
       DFA Two-Year Global Fixed Income Portfolio..........................  16
       DFA Selectively Hedged Global Fixed Income Portfolio................  22
       DFA Five-Year Global Fixed Income Portfolio.........................  30
       DFA World ex U.S. Government Fixed Income Portfolio.................  39
       DFA Short-Term Government Portfolio.................................  42
       DFA Intermediate Government Fixed Income Portfolio..................  44
       DFA Short-Term Extended Quality Portfolio...........................  46
       DFA Intermediate-Term Extended Quality Portfolio....................  57
       DFA Targeted Credit Portfolio.......................................  65
       DFA Global Core Plus Fixed Income Portfolio.........................  76
       DFA Investment Grade Portfolio......................................  93
       DFA Diversified Fixed Income Portfolio.............................. 108
       DFA LTIP Portfolio.................................................. 109
       DFA Inflation-Protected Securities Portfolio........................ 110
       DFA Short-Duration Real Return Portfolio............................ 111
       DFA Municipal Real Return Portfolio................................. 122
       DFA California Municipal Real Return Portfolio...................... 133
       DFA Municipal Bond Portfolio........................................ 140
       DFA Short-Term Municipal Bond Portfolio............................. 151
       DFA Intermediate-Term Municipal Bond Portfolio...................... 164
       DFA California Short-Term Municipal Bond Portfolio.................. 179
       DFA California Intermediate-Term Municipal Bond Portfolio........... 187
       DFA NY Municipal Bond Portfolio..................................... 198
       DFA MN Municipal Bond Portfolio..................................... 203
   Statements of Assets and Liabilities.................................... 207
   Statements of Operations................................................ 214
   Statements of Changes in Net Assets..................................... 221
   Financial Highlights.................................................... 228
   Notes to Financial Statements........................................... 241
   Section 19(a) Notice.................................................... 267
DIMENSIONAL INVESTMENT GROUP INC.
   Disclosure of Fund Expenses............................................. 268
   Disclosure of Portfolio Holdings........................................ 270
   Schedules of Investments
       DFA Two-Year Fixed Income Portfolio................................. 271
       DFA Two-Year Government Portfolio................................... 275
   Statements of Assets and Liabilities.................................... 277
   Statements of Operations................................................ 278
   Statements of Changes in Net Assets..................................... 279
   Financial Highlights.................................................... 280
   Notes to Financial Statements........................................... 281
   Section 19(a) Notice.................................................... 288
VOTING PROXIES ON FUND PORTFOLIO SECURITIES................................ 289

TABLE OF CONTENTS

CONTINUED

                                                                            PAGE
                                                                            ----
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS......................... 290

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS

Investment Abbreviations

  P.L.C.                 Public Limited Company
  SA                     Special Assessment
  AGM                    Assured Guaranty Municipal Corporation
  ETM                    Escrowed to Maturity
  GO                     General Obligation
  PSF-GTD                Public School Fund Guarantee
  RB                     Revenue Bond
  RN                     Revenue Note
  SCH BD GTY             School Bond Guaranty
  SCSDE                  South Carolina State Department of Education
  SD CRED PROG           School District Credit Program
  ST                     Special Tax
  ST AID WITHHLDG        State Aid Withholding
  AMBAC                  American Municipal Bond Assurance Corporation
  SCH BD RES FD          School Board Resolution Fund
  ST GTD                 State Guaranteed
  FGIC                   Federal Guaranty Insurance Corporation
  USD                    United States Dollar
  CAD                    Canadian Dollars
  DKK                    Danish Krone
  EUR                    Euro
  GBP                    British Pounds
  NOK                    Norwegian Krone
  SEK                    Swedish Krona
  SGD                    Singapore Dollars
  JPY                    Japanese Yen
  AUD                    Australian Dollars

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED


Investment Footnotes

  ^                      Denominated in USD, unless otherwise noted.
  +                      See Note B to Financial Statements.
  (r)                    The adjustable rate shown is effective as of
                         April 30, 2019
  #                      Total or Partial Securities on Loan.
  (OMEGA)                Rule 144A, Section 4(2), or other security that is
                         restricted as to resale to institutional investors.
                         This security has been deemed liquid based upon the
                         Fund's Liquidity Guidelines.
  @                      Security purchased with cash proceeds from Securities
                         on Loan.
  (S)                    Affiliated Fund.
  (+/-)                  Face Amount of security is not adjusted for inflation.
  ~                      Total or partial security pledged as collateral for
                         Swap Agreements.
  (currency)             Pre-refunded bonds are collateralized by U.S.
                         Government or other eligible securities that are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date
                         (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

FINANCIAL HIGHLIGHTS
--------------------

  (A)                    Computed using average shares outstanding.
  (B)                    Non-Annualized
  (C)                    Annualized
  (D) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
  (E) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

  --                     Amounts designated as -- are either zero or rounded
                         to zero.
  SEC                    Securities and Exchange Commission
  (a)                    Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                            BEGINNING  ENDING               EXPENSES
                                             ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                              VALUE    VALUE     EXPENSE     DURING
                                            11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                            --------- --------- ---------- ----------

DFA ONE-YEAR FIXED INCOME PORTFOLIO
-----------------------------------
Actual Fund Return......................... $1,000.00 $1,016.70    0.17%     $0.85
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.95    0.17%     $0.85

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
------------------------------------------
Actual Fund Return......................... $1,000.00 $1,020.50    0.18%     $0.90
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.90    0.18%     $0.90

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                      BEGINNING  ENDING               EXPENSES
                                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                        VALUE    VALUE     EXPENSE     DURING
                                                      11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                      --------- --------- ---------- ----------

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,030.30    0.17%     $0.86
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.95    0.17%     $0.85

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return................................... $1,000.00 $1,028.70    0.28%     $1.41
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.41    0.28%     $1.40

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
---------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,054.20    0.20%     $1.02
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.80    0.20%     $1.00

DFA SHORT-TERM GOVERNMENT PORTFOLIO
-----------------------------------
Actual Fund Return................................... $1,000.00 $1,026.00    0.19%     $0.95
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.85    0.19%     $0.95

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
--------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,055.70    0.13%     $0.66
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.15    0.13%     $0.65

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
-----------------------------------------
Actual Fund Return................................... $1,000.00 $1,029.70    0.22%     $1.11
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.70    0.22%     $1.10

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,073.30    0.22%     $1.13
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.70    0.22%     $1.10

DFA TARGETED CREDIT PORTFOLIO
-----------------------------
Actual Fund Return................................... $1,000.00 $1,037.80    0.20%     $1.01
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.80    0.20%     $1.00

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return................................... $1,000.00 $1,061.40    0.30%     $1.53
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.31    0.30%     $1.51

DFA INVESTMENT GRADE PORTFOLIO
------------------------------
Actual Fund Return................................... $1,000.00 $1,061.80    0.22%     $1.12
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.70    0.22%     $1.10

DFA DIVERSIFIED FIXED INCOME PORTFOLIO (2)
------------------------------------------
Actual Fund Return................................... $1,000.00 $1,040.30    0.15%     $0.76
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.05    0.15%     $0.75

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                           BEGINNING  ENDING               EXPENSES
                                                            ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                             VALUE    VALUE     EXPENSE     DURING
                                                           11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                           --------- --------- ---------- ----------

DFA LTIP PORTFOLIO
------------------
Actual Fund Return........................................ $1,000.00 $1,098.60    0.15%     $0.78
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.05    0.15%     $0.75

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,052.30    0.12%     $0.61
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.20    0.12%     $0.60

DFA SHORT-DURATION REAL RETURN PORTFOLIO
----------------------------------------
Actual Fund Return........................................ $1,000.00 $1,025.10    0.23%     $1.15
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA MUNICIPAL REAL RETURN PORTFOLIO
-----------------------------------
Actual Fund Return........................................ $1,000.00 $1,037.30    0.23%     $1.16
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
----------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,029.60    0.30%     $1.51
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.31    0.30%     $1.51

DFA MUNICIPAL BOND PORTFOLIO
----------------------------
Actual Fund Return........................................ $1,000.00 $1,031.90    0.23%     $1.16
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------
Actual Fund Return........................................ $1,000.00 $1,012.30    0.23%     $1.15
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
----------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,038.40    0.23%     $1.16
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,011.20    0.23%     $1.15
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,030.70    0.23%     $1.16
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.65    0.23%     $1.15

DFA NY MUNICIPAL BOND PORTFOLIO
-------------------------------
Actual Fund Return........................................ $1,000.00 $1,017.50    0.25%     $1.25
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.56    0.25%     $1.25

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                    BEGINNING  ENDING               EXPENSES
                                     ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                      VALUE    VALUE     EXPENSE     DURING
                                    11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                    --------- --------- ---------- ----------
   DFA MN MUNICIPAL BOND PORTFOLIO
   -------------------------------
   Actual Fund Return.............. $1,000.00 $1,027.40    0.32%     $1.61
   Hypothetical 5% Annual Return... $1,000.00 $1,023.21    0.32%     $1.61

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2)DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

                     DFA ONE-YEAR FIXED INCOME PORTFOLIO
      Corporate...................................................  11.1%
      Government..................................................  10.8%
      Foreign Corporate...........................................  30.5%
      Foreign Government..........................................  35.8%
      Supranational...............................................  11.8%
                                                                   -----
                                                                   100.0%

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
      Corporate...................................................  14.3%
      Government..................................................   2.2%
      Foreign Corporate...........................................  34.3%
      Foreign Government..........................................  40.5%
      Supranational...............................................   8.7%
                                                                   -----
                                                                   100.0%

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
      Corporate...................................................  38.3%
      Government..................................................   9.3%
      Foreign Corporate...........................................  28.0%
      Foreign Government..........................................  20.4%
      Supranational...............................................   4.0%
                                                                   -----
                                                                   100.0%

                 DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
      Corporate...................................................  10.6%
      Foreign Corporate...........................................  30.7%
      Foreign Government..........................................  49.5%
      Supranational...............................................   9.2%
                                                                   -----
                                                                   100.0%

             DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
      Government..................................................   0.3%
      Foreign Government..........................................  85.4%
      Supranational...............................................  14.3%
                                                                   -----
                                                                   100.0%

                     DFA SHORT-TERM GOVERNMENT PORTFOLIO
      Government.................................................. 100.0%
                                                                   -----
                                                                   100.0%

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
      Government.................................................. 100.0%
                                                                   -----
                                                                   100.0%

                  DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
      Corporate...................................................  40.1%
      Government..................................................   1.9%
      Foreign Corporate...........................................  30.5%
      Foreign Government..........................................  23.7%
      Supranational...............................................   3.8%
                                                                   -----
                                                                   100.0%

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
      Corporate...................................................  76.7%
      Government..................................................   2.8%
      Foreign Corporate...........................................  20.1%
      Foreign Government..........................................   0.3%
      Supranational...............................................   0.1%
                                                                   -----
                                                                   100.0%

                        DFA TARGETED CREDIT PORTFOLIO
      Corporate...................................................  63.6%
      Foreign Corporate...........................................  34.5%
      Foreign Government..........................................   1.9%
                                                                   -----
                                                                   100.0%

                 DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
      Corporate...................................................  48.8%
      Government..................................................   1.5%
      Foreign Corporate...........................................  30.2%
      Foreign Government..........................................  14.3%
      Supranational...............................................   5.2%
                                                                   -----
                                                                   100.0%

                        DFA INVESTMENT GRADE PORTFOLIO
      Corporate...................................................  45.0%
      Government..................................................  42.9%
      Foreign Corporate...........................................  10.4%
      Foreign Government..........................................   1.7%
                                                                   -----
                                                                   100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

                    DFA DIVERSIFIED FIXED INCOME PORTFOLIO

      Government..................................................  20.0%
      Affiliated Investment Companies.............................  80.0%
                                                                   -----
                                                                   100.0%

                              DFA LTIP PORTFOLIO

      Government.................................................. 100.0%
                                                                   -----
                                                                   100.0%

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

      Government.................................................. 100.0%
                                                                   -----
                                                                   100.0%

                   DFA SHORT-DURATION REAL RETURN PORTFOLIO

      Corporate...................................................  46.6%
      Government..................................................   4.6%
      Foreign Corporate...........................................  29.3%
      Foreign Government..........................................  14.1%
      Supranational...............................................   5.4%
                                                                   -----
                                                                   100.0%

                      DFA MUNICIPAL REAL RETURN PORTFOLIO

      Muni G.O. Local.............................................  53.4%
      Muni G.O. State.............................................  23.9%
      Muni Revenue................................................  22.4%
      Muni Pre-Refunded...........................................   0.3%
                                                                   -----
                                                                   100.0%

                DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

      Muni G.O. Local.............................................  33.9%
      Muni G.O. State.............................................  19.6%
      Muni Insured................................................   1.1%
      Muni Revenue................................................  28.7%
      Muni Pre-Refunded...........................................  16.7%
                                                                   -----
                                                                   100.0%

                         DFA MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  50.4%
      Muni G.O. State.............................................  25.6%
      Muni Insured................................................   0.7%
      Muni Revenue................................................  18.1%
      Muni Pre-Refunded...........................................   5.2%
                                                                   -----
                                                                   100.0%

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  45.1%
      Muni G.O. State.............................................  28.7%
      Muni Insured................................................   0.3%
      Muni Revenue................................................  18.1%
      Muni Pre-Refunded...........................................   7.8%
                                                                   -----
                                                                   100.0%

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  51.2%
      Muni G.O. State.............................................  32.1%
      Muni Insured................................................   0.3%
      Muni Revenue................................................  15.3%
      Muni Pre-Refunded...........................................   1.1%
                                                                   -----
                                                                   100.0%

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  41.6%
      Muni G.O. State.............................................  20.8%
      Muni Insured................................................   0.1%
      Muni Revenue................................................  18.5%
      Muni Pre-Refunded...........................................  19.0%
                                                                   -----
                                                                   100.0%

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  38.5%
      Muni G.O. State.............................................  20.2%
      Muni Insured................................................   6.3%
      Muni Revenue................................................  26.3%
      Muni Pre-Refunded...........................................   8.7%
                                                                   -----
                                                                   100.0%

                        DFA NY MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  59.9%
      Muni G.O. State.............................................   3.8%
      Muni Insured................................................   0.3%
      Muni Revenue................................................  30.5%
      Muni Pre-Refunded...........................................   5.5%
                                                                   -----
                                                                   100.0%

                        DFA MN MUNICIPAL BOND PORTFOLIO

      Muni G.O. Local.............................................  60.6%
      Muni G.O. State.............................................  15.0%
      Muni Revenue................................................  18.2%
      Muni Pre-Refunded...........................................   6.2%
                                                                   -----
                                                                   100.0%

                      DFA ONE-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                              FACE
                                                             AMOUNT^    VALUE+
                                                             ------- ------------
                                                              (000)
AGENCY OBLIGATIONS -- (3.4%)
Federal Farm Credit Banks, Floating Rate Note, 1M USD
  LIBOR + 0.045%, FRN
(r)      2.522%, 04/16/21.................................   112,000 $111,935,831
Federal Home Loan Bank
         2.000%, 09/13/19.................................    39,000   38,935,412
         1.500%, 10/21/19.................................    38,000   37,832,716
         1.375%, 11/15/19.................................     7,500    7,459,082
#        4.125%, 03/13/20.................................    62,000   62,896,228
Federal Home Loan Mortgage Corp.
         1.250%, 10/02/19.................................    18,600   18,506,084
                                                                     ------------
TOTAL AGENCY OBLIGATIONS..................................            277,565,353
                                                                     ------------
BONDS -- (66.8%)
African Development Bank
         1.125%, 09/20/19.................................    19,000   18,899,420
         1.375%, 02/12/20.................................    25,438   25,223,558
         1.875%, 03/16/20.................................    26,600   26,469,987
Agence Francaise de Developpement
         1.375%, 08/02/19.................................    15,600   15,551,016
         1.625%, 01/21/20.................................    30,930   30,727,780
         1.875%, 09/14/20.................................    25,800   25,571,386
Agence Francaise de Developpement, Floating Rate Note, 3M
  USD LIBOR + 0.080%, FRN
(r)      2.681%, 03/23/20.................................    30,000   30,000,120
Amazon.com, Inc.
         1.900%, 08/21/20.................................     8,497    8,432,441
ANZ New Zealand International Ltd.
(OMEGA)  2.600%, 09/23/19.................................    22,849   22,837,684
         2.600%, 09/23/19.................................    11,984   11,978,065
Apple, Inc.
#        1.500%, 09/12/19.................................   102,300  101,870,950
         1.800%, 11/13/19.................................    55,641   55,387,521
#        1.900%, 02/07/20.................................     5,413    5,386,332
#        2.000%, 11/13/20.................................     2,500    2,481,750
Apple, Inc., 3M USD LIBOR + 0.250%, FRN
#(r)     2.947%, 02/07/20.................................     7,000    7,010,739

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
Apple, Inc., Floating Rate Note, 3M USD LIBOR + 0.300%, FRN
(r)         3.034%, 05/06/19..................................   15,600  $15,600,946
Asian Development Bank
            1.625%, 05/05/20..................................   16,500   16,372,125
Australia & New Zealand Banking Group, Ltd.
#           2.250%, 06/13/19..................................    4,150    4,148,322
#           1.600%, 07/15/19..................................    9,250    9,231,707
(OMEGA)     2.250%, 12/19/19..................................   60,000   59,840,689
Australia & New Zealand Banking Group, Ltd., Floating Rate
  Note, 3M USD LIBOR + 0.660%, FRN
(r)(OMEGA)  3.261%, 09/23/19..................................    3,145    3,153,030
Bank of Montreal
#           2.100%, 06/15/20..................................   36,510   36,312,492
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)         3.051%, 06/15/20..................................   28,700   28,815,664
Bank of Montreal, 3M USD LIBOR + 0.460%, FRN
(r)         3.057%, 04/13/21..................................   14,633   14,698,348
Bank of Montreal, 3M USD LIBOR + 0.600%, FRN
#(r)        3.196%, 12/12/19..................................    1,488    1,493,428
Bank of Montreal , 3M USD LIBOR + 0.340%, FRN
#(r)        2.937%, 07/13/20..................................   13,691   13,722,950
Bank of Nova Scotia (The)
#           2.350%, 10/21/20..................................   19,793   19,704,186
            2.500%, 01/08/21..................................   15,205   15,166,627
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)         2.879%, 01/08/21..................................   39,053   39,101,734
Bank of Nova Scotia (The), 3M USD LIBOR + 0.440%, FRN
(r)         3.031%, 04/20/21..................................    6,000    6,024,046
Bank of Nova Scotia (The), 3M USD LIBOR + 0.620%, FRN
(r)         3.218%, 12/05/19..................................   34,000   34,112,441

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
Berkshire Hathaway Finance Corp., Floating Rate Note, 3M USD
  LIBOR + 0.260%, FRN
(r)         2.944%, 08/15/19..................................   11,030  $11,038,630
BNG Bank NV
            1.875%, 06/11/19..................................   64,646   64,600,101
            1.750%, 10/30/19..................................   42,880   42,715,855
(OMEGA)     1.750%, 10/30/19..................................    7,500    7,471,290
            1.625%, 11/25/19..................................   17,750   17,661,214
(OMEGA)     2.500%, 02/28/20..................................   26,000   26,001,170
            2.500%, 02/28/20..................................   49,108   49,110,210
            1.750%, 10/05/20..................................   14,500   14,359,205
BNG Bank NV, 3M USD LIBOR + 0.100%, FRN
(r)(OMEGA)  2.697%, 07/14/20..................................   15,000   15,015,661
Caisse d'Amortissement de la Dette Sociale
(OMEGA)     1.750%, 09/24/19..................................    8,000    7,974,960
            1.750%, 09/24/19..................................   41,830   41,699,072
            1.875%, 01/13/20..................................   57,100   56,852,928
            2.000%, 04/17/20..................................   10,150   10,104,427
            1.875%, 07/28/20..................................   63,300   62,857,786
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.310%, FRN
#(r)        2.908%, 10/05/20..................................    3,235    3,240,285
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.315%, FRN
#(r)        2.891%, 02/02/21..................................    9,975    9,983,425
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M
  USD LIBOR + 0.180%, FRN
            2.657%, 04/06/20..................................   25,000   24,995,649
Chevron Corp.
            1.561%, 05/16/19..................................   19,242   19,233,790
            1.991%, 03/03/20..................................    9,500    9,454,533
Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.410%, FRN
(r)         3.094%, 11/15/19..................................    7,450    7,465,256
Cisco Systems, Inc.
#           1.400%, 09/20/19..................................   23,787   23,678,754
#           4.450%, 01/15/20..................................    8,329    8,432,754
Commonwealth Bank of Australia
#           2.300%, 09/06/19..................................   13,969   13,953,250

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
Commonwealth Bank of Australia, Floating Rate Note, 3M USD
  LIBOR + 0.550%, FRN
#(r)        3.158%, 09/06/19..................................   13,094  $13,118,213
Commonwealth Bank of Australia, Floating Rate Note, 3M USD
  LIBOR + 0.640%, FRN
(r)         3.378%, 11/07/19..................................    4,819    4,834,427
Cooperatieve Rabobank UA
#           1.375%, 08/09/19..................................   43,920   43,769,267
#           2.250%, 01/14/20..................................   16,470   16,424,798
            4.750%, 01/15/20..................................    9,332    9,465,421
(OMEGA)     4.750%, 01/15/20..................................    6,750    6,846,505
Cooperatieve Rabobank UA, Floating Rate Note, 3M USD LIBOR +
  0.510%, FRN
(r)         3.207%, 08/09/19..................................    3,419    3,423,769
Council Of Europe Development Bank
            1.500%, 05/17/19..................................   36,200   36,184,434
#           1.750%, 11/14/19..................................    4,280    4,263,022
#           1.875%, 01/27/20..................................   29,349   29,215,383
            1.625%, 03/10/20..................................   28,132   27,932,378
CPPIB Capital, Inc.
(OMEGA)     1.250%, 09/20/19..................................    4,850    4,825,789
            2.375%, 01/29/21..................................   10,000    9,989,659
CPPIB Capital, Inc., 3M USD LIBOR + 0.010%, FRN
(r)(OMEGA)  2.619%, 12/27/19..................................   50,000   49,981,009
CPPIB Capital, Inc., Floating Rate Note, 3M USD LIBOR +
  0.300%, FRN
(r)(OMEGA)  2.631%, 10/16/20..................................   50,000   50,018,000
Dexia Credit Local SA
            1.875%, 01/29/20..................................   16,900   16,818,161
Equinor ASA
#           2.250%, 11/08/19..................................   27,060   26,986,310
Erste Abwicklungsanstalt
            1.375%, 10/30/19..................................   19,000   18,891,092
            2.500%, 03/13/20..................................   15,200   15,192,400
EUROFIMA
            1.750%, 05/29/20..................................   14,900   14,785,195
European Bank for Reconstruction & Development
            1.750%, 11/26/19..................................   21,051   20,958,561
            1.625%, 05/05/20..................................   14,445   14,327,593
            1.125%, 08/24/20..................................    4,872    4,789,593
European Investment Bank
            1.125%, 08/15/19..................................   32,000   31,873,408

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^    VALUE+
                                                                 ------- ------------
                                                                  (000)
            1.250%, 12/16/19..................................    18,000 $ 17,866,453
#           1.625%, 03/16/20..................................    65,651   65,158,338
#           1.750%, 05/15/20..................................    96,800   96,139,480
            1.375%, 06/15/20..................................    20,300   20,068,213
European Stability Mechanism
(OMEGA)     3.000%, 10/23/20..................................     4,500    4,538,448
Export Development Canada
#           1.750%, 08/19/19..................................    99,550   99,329,490
#           1.000%, 09/13/19..................................    23,335   23,205,001
#(OMEGA)    2.300%, 02/10/20..................................    85,250   85,107,950
Finland Government International Bond
            1.750%, 09/10/19..................................     6,300    6,282,864
FMS Wertmanagement
            1.500%, 08/09/19..................................     5,000    4,985,515
            1.000%, 08/16/19..................................   104,500  104,029,526
            1.750%, 01/24/20..................................    29,500   29,343,084
            2.250%, 02/03/20..................................    22,400   22,366,176
#           1.750%, 03/17/20..................................     6,500    6,459,830
            1.750%, 05/15/20..................................     8,200    8,138,500
Inter-American Development Bank
            1.125%, 09/12/19..................................    21,247   21,134,294
            1.750%, 10/15/19..................................     9,500    9,467,966
            1.625%, 05/12/20..................................    23,629   23,429,652
            1.875%, 06/16/20..................................    59,685   59,327,016
Inter-American Development Bank, 3M USD LIBOR + 0.220%, FRN
(r)         2.817%, 10/15/20..................................    10,700   10,733,384
International Bank for Reconstruction & Development
            0.875%, 08/15/19..................................    18,000   17,912,771
            1.875%, 10/07/19..................................    49,532   49,394,928
            1.875%, 04/21/20..................................    21,108   20,995,705
            1.625%, 09/04/20..................................    25,104   24,861,087
International Finance Corp.
            1.625%, 07/16/20..................................     3,500    3,466,308
Kommunalbanken A.S.
            1.750%, 05/28/19..................................    42,700   42,675,832
            1.500%, 09/09/19..................................     5,000    4,981,305
            1.500%, 10/22/19..................................    34,768   34,591,796
            1.625%, 01/15/20..................................    32,140   31,947,353
#(OMEGA)    2.500%, 04/17/20..................................     7,028    7,030,563
            2.500%, 04/17/20..................................    25,396   25,404,863
            1.750%, 09/15/20..................................    15,398   15,252,227
            1.375%, 10/26/20..................................     6,000    5,906,754
Kommunalbanken A.S., 3M USD LIBOR + 0.330%, FRN
(r)(OMEGA)  2.945%, 06/16/20..................................     8,000    8,028,560

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR +
  0.330%, FRN
(r)         2.945%, 06/16/20..................................   27,500  $27,598,175
Kommunekredit
            1.125%, 08/23/19..................................   63,700   63,417,427
            1.625%, 06/12/20..................................   53,913   53,400,665
Kommuninvest I Sverige AB
            1.125%, 09/17/19..................................   17,200   17,107,567
            2.000%, 11/12/19..................................   17,950   17,899,022
            1.750%, 03/19/20..................................   38,544   38,287,066
            2.500%, 06/01/20..................................   16,800   16,805,544
            1.625%, 09/01/20..................................    1,000      988,896
(OMEGA)     1.625%, 09/01/20..................................   17,340   17,148,358
            2.750%, 10/22/20..................................    2,000    2,008,856
Kreditanstalt fuer Wiederaufbau
            1.250%, 09/30/19..................................   39,700   39,497,892
            4.000%, 01/27/20..................................    4,100    4,145,674
            1.750%, 03/31/20..................................   15,000   14,898,216
            1.500%, 04/20/20..................................   62,500   61,934,726
            1.625%, 05/29/20..................................   29,085   28,835,128
#           1.875%, 06/30/20..................................   19,500   19,383,530
            2.750%, 07/15/20..................................   34,500   34,644,079
Municipality Finance P.L.C.
            1.750%, 05/21/19..................................   14,350   14,343,801
            1.500%, 03/23/20..................................   12,567   12,454,651
Municipality Finance P.L.C., Floating Rate Note, 3M USD LIBOR
  + 0.170%, FRN
(r)         2.908%, 02/07/20..................................   54,600   54,660,606
Municipality Finance P.L.C., Floating Rate Note, 3M USD LIBOR
  + 0.500%, FRN
(r)         2.733%, 02/17/21..................................   14,200   14,203,834
National Australia Bank, Ltd.
(OMEGA)     2.250%, 07/01/19..................................   12,000   11,992,481
            1.375%, 07/12/19..................................   70,400   70,236,098
#           2.250%, 01/10/20..................................    8,700    8,675,261
National Australia Bank, Ltd., Floating Rate Note, 3M USD
  LIBOR + 0.240%, FRN
(r)(OMEGA)  2.826%, 07/25/19..................................   50,000   50,026,807
(r)(OMEGA)  2.869%, 08/29/19..................................   41,600   41,625,530
National Australia Bank, Ltd., Floating Rate Note, 3M USD
  LIBOR + 0.590%, FRN
(r)(OMEGA)  3.174%, 01/10/20..................................   16,080   16,136,948

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- -----------
                                                               (000)
Nederlandse Waterschapsbank NV
         1.750%, 09/05/19..................................   40,400  $40,284,375
(OMEGA)  1.750%, 09/05/19..................................   16,000   15,954,208
(OMEGA)  1.250%, 09/09/19..................................    6,050    6,022,315
         1.250%, 09/09/19..................................    6,850    6,818,654
         1.625%, 03/04/20..................................   15,750   15,634,773
Nederlandse Waterschapsbank NV, Floating Rate Note, 3M USD
  LIBOR + 0.200%, FRN
(r)      2.717%, 08/09/19..................................   12,000   12,000,600
Nestle Holdings, Inc.
         2.125%, 01/14/20..................................   13,703   13,659,301
Nordic Investment Bank
         2.500%, 04/28/20..................................   41,650   41,664,439
Novartis Capital Corp.
         1.800%, 02/14/20..................................    6,551    6,515,386
NRW Bank
         1.875%, 07/01/19..................................   16,907   16,887,827
         1.250%, 07/29/19..................................   11,734   11,695,466
         2.000%, 09/23/19..................................   14,600   14,567,004
         1.875%, 01/27/20..................................   14,333   14,257,178
NRW Bank, 3M USD LIBOR + 0.040%, FRN
(r)      2.778%, 02/08/21..................................   12,200   12,198,780
Oesterreichische Kontrollbank AG
         1.750%, 01/24/20..................................   56,352   56,066,342
         1.375%, 02/10/20..................................   56,482   56,027,320
#        1.500%, 10/21/20..................................    4,775    4,708,996
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M
  USD LIBOR + 0.010%, FRN
(r)      2.621%, 09/15/20..................................   16,800   16,796,472
Pfizer, Inc.
#        2.100%, 05/15/19..................................    8,255    8,253,597
Procter & Gamble Co. (The)
#        1.750%, 10/25/19..................................    3,866    3,851,651
Province of Alberta Canada
#        1.900%, 12/06/19..................................   70,200   69,936,095
Province of Manitoba Canada
#        1.750%, 05/30/19..................................   14,440   14,430,758
#        2.050%, 11/30/20..................................    2,000    1,985,805
Province of Ontario Canada
#        1.250%, 06/17/19..................................   39,780   39,717,097
         1.650%, 09/27/19..................................   10,500   10,462,690
         4.000%, 10/07/19..................................   16,209   16,301,663
         4.400%, 04/14/20..................................   50,499   51,365,015
#        1.875%, 05/21/20..................................   35,800   35,578,714
Province of Quebec Canada
         3.500%, 07/29/20..................................    7,993    8,093,590

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
Province of Quebec Canada, Floating Rate Note, 3M USD LIBOR +
  0.280%, FRN
(r)         2.871%, 07/21/19..................................   80,786  $80,839,655
Roche Holdings, Inc., Floating Rate Note, 3M USD LIBOR +
  0.340%, FRN
(r)(OMEGA)  2.941%, 09/30/19..................................   54,140   54,210,203
Royal Bank of Canada
#           1.500%, 07/29/19..................................   31,042   30,959,739
#           2.125%, 03/02/20..................................   87,155   86,773,804
#           2.150%, 03/06/20..................................   54,939   54,755,378
            2.150%, 10/26/20..................................   32,000   31,795,553
#           2.350%, 10/30/20..................................    9,174    9,133,429
Royal Bank of Canada, 3M USD LIBOR + 0.240%, FRN
(r)         2.826%, 10/26/20..................................    3,340    3,343,906
Royal Bank of Canada, 3M USD LIBOR + 0.300%, FRN
#(r)        2.891%, 07/22/20..................................   12,800   12,823,604
Royal Bank of Canada, 3M USD LIBOR + 0.390%, FRN
(r)         2.973%, 04/30/21..................................    3,200    3,212,739
Shell International Finance BV
            1.375%, 05/10/19..................................    3,640    3,639,054
            1.375%, 09/12/19..................................   43,105   42,909,513
            4.300%, 09/22/19..................................    6,987    7,029,728
#           4.375%, 03/25/20..................................    8,110    8,234,762
            2.125%, 05/11/20..................................   40,656   40,457,041
Shell International Finance BV, 3M USD LIBOR + 0.450%, FRN
#(r)        3.147%, 05/11/20..................................   17,347   17,419,244
Shell International Finance BV, Floating Rate Note, 3M USD
  LIBOR + 0.350%, FRN
#(r)        2.947%, 09/12/19..................................   18,870   18,898,393
State of North Rhine- Westphalia Germany
            1.875%, 06/17/19..................................   16,500   16,484,127
            1.625%, 07/25/19..................................   17,200   17,161,472
            1.250%, 09/16/19..................................   12,000   11,939,136
            1.625%, 01/22/20..................................   55,400   55,042,338
Svensk Exportkredit AB
            1.875%, 06/17/19..................................   43,600   43,558,144
            1.125%, 08/28/19..................................    5,000    4,977,955
#           1.750%, 05/18/20..................................    4,150    4,117,218
            1.875%, 06/23/20..................................    9,257    9,196,622

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
       1.750%, 08/28/20..................................   29,125  $28,858,145
       2.750%, 10/07/20..................................   17,422   17,492,068
 Svensk Exportkredit AB, Floating Rate Note, 3M USD
   LIBOR + 0.300%, FRN
 (r)   2.663%, 12/20/19..................................   10,000   10,002,200
 Svenska Handelsbanken AB
       2.250%, 06/17/19..................................   19,710   19,697,682
       1.500%, 09/06/19..................................    2,109    2,100,617
 Svenska Handelsbanken AB, Floating Rate Note, 3M USD
   LIBOR + 0.490%, FRN
 (r)   3.105%, 06/17/19..................................    1,580    1,580,885
 (r)   3.098%, 09/06/19..................................    9,086    9,099,990
 Toronto-Dominion Bank (The)
       2.125%, 07/02/19..................................    5,515    5,510,698
       1.450%, 08/13/19..................................    3,773    3,761,359
 #     1.900%, 10/24/19..................................   83,474   83,198,977
       3.000%, 06/11/20..................................   32,861   33,006,658
 #     1.850%, 09/11/20..................................    7,500    7,430,672
 Toronto-Dominion Bank (The), 3M USD LIBOR + 0.240%, FRN
 #(r)  2.820%, 01/25/21..................................   23,000   23,008,365
 Toronto-Dominion Bank (The), 3M USD LIBOR + 0.260%, FRN
 (r)   2.875%, 09/17/20..................................   11,800   11,826,639
 Toronto-Dominion Bank (The), 3M USD LIBOR + 0.280%, FRN
 (r)   2.881%, 06/11/20..................................   13,000   13,026,474
 Toronto-Dominion Bank (The), Floating Rate Note, 3M USD
   LIBOR + 0.150%, FRN
 (r)   2.731%, 10/24/19..................................    2,090    2,091,096
 Toronto-Dominion Bank (The), Floating Rate Note, 3M USD
   LIBOR + 0.650%, FRN
 #(r)  3.338%, 08/13/19..................................    9,500    9,517,904
 Toronto-Dominion Bank (The), Floating Rate Note, 3M USD
   LIBOR + 0.930%, FRN
 (r)   3.523%, 12/14/20..................................   20,000   20,239,134

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 Total Capital International SA, Floating Rate Note, 3M
   USD LIBOR + 0.350%, FRN
 (r)   2.975%, 06/19/19..................................    4,633  $ 4,635,416
       Total Capital SA
       4.450%, 06/24/20..................................    4,490    4,582,931
 Toyota Motor Credit Corp.
 #     1.400%, 05/20/19..................................   19,561   19,549,164
 #     2.125%, 07/18/19..................................    2,613    2,610,441
       2.200%, 01/10/20..................................   40,831   40,798,730
 #     2.150%, 03/12/20..................................   17,891   17,845,647
 Toyota Motor Credit Corp., 3M USD LIBOR + 0.100%, FRN
 (r)   2.684%, 01/10/20..................................   16,000   16,007,472
 Toyota Motor Credit Corp., 3M USD LIBOR + 0.150%, FRN
 (r)   2.753%, 10/09/20..................................   23,000   23,015,042
 Toyota Motor Credit Corp., 3M USD LIBOR + 0.170%, FRN
 (r)   2.785%, 09/18/20..................................   82,712   82,765,763
 Toyota Motor Credit Corp., Floating Rate Note, 3M USD
   LIBOR + 0.140%, FRN
 #(r)  2.833%, 11/14/19..................................   11,400   11,407,102
 Toyota Motor Credit Corp., Floating Rate Note, 3M USD
   LIBOR + 0.540%, FRN
 #(r)  3.129%, 01/08/21..................................   18,750   18,851,466
 Toyota Motor Credit Corp., Floating Rate Note, VRN
 (r)   2.791%, 08/21/20..................................    5,500    5,493,545
 Toyota Motor Finance Netherlands BV, 3M USD LIBOR +
   0.250%, FRN
 (r)   2.847%, 12/12/19..................................    3,000    3,002,730
 Walmart, Inc.
 #     1.750%, 10/09/19..................................    9,000    8,961,885
 #     2.850%, 06/23/20..................................   55,914   56,140,522
 Walmart, Inc., Floating Rate Note, 3M USD LIBOR +
   0.040%, FRN
 #(r)  2.641%, 06/23/20..................................   48,850   48,880,377
 Westpac Banking Corp.
       1.600%, 08/19/19..................................   16,970   16,917,620

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
Westpac Banking Corp., Floating Rate Note, 3M USD
  LIBOR + 0.710%, FRN
#(r)  3.398%, 05/13/19................................     5,500 $    5,501,451
                                                                 --------------
TOTAL BONDS                                                       5,469,125,881
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- (5.1%)
U.S. Treasury Notes
#     1.250%, 08/31/19................................    10,000      9,958,203
#     1.625%, 12/31/19................................    20,000     19,889,062
      1.375%, 02/15/20................................   107,000    106,138,984
      1.250%, 02/29/20................................    50,000     49,521,485
      1.375%, 03/31/20................................    80,000     79,253,125
#     1.500%, 04/15/20................................   100,000     99,164,062
      1.125%, 04/30/20................................    55,000     54,318,945
                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS                                     418,243,866
                                                                 --------------
CERTIFICATES OF DEPOSIT -- (3.3%)
Bank of Montreal, Floating Rate Note, 3M USD LIBOR +
  0.190%, FRN
      2.798%, 03/06/20................................    88,000     88,095,028
Bank of Montreal, Floating Rate Note, FRN
      2.867%, 05/08/19................................    30,000     30,000,620
Bank of Nova Scotia, Floating Rate Note, 3M USD LIBOR
  + 0.050%, FRN
      2.689%, 02/27/20................................    75,000     75,005,754
Bank of Nova Scotia, Floating Rate Note, 3M USD LIBOR
  + 0.190%, FRN
      2.791%, 03/11/20................................    34,450     34,493,652
Bank of Nova Scotia, Floating Rate Note, 3M USD LIBOR
  + 0.280%, FRN
      2.893%, 09/21/20................................    17,700     17,707,086
Svenska Handelsbanken AB, Floating Rate Note, 3M USD
  LIBOR + 0.220%, FRN
      2.811%, 01/22/20................................    23,200     23,231,498
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT.........................              268,533,638
                                                                 --------------
TOTAL INVESTMENT SECURITIES...........................            6,433,468,738
                                                                 --------------

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
COMMERCIAL PAPER -- (18.8%)
         Banque Et Ciasse 3.000%, 05/10/19...................   40,000  $39,973,144
Caisse Des Depots Et
(OMEGA)  2.540%, 05/14/19....................................   50,000   49,952,283
(OMEGA)  2.520%, 07/26/19....................................   60,000   59,630,975
Caisse Des Depots ET
(OMEGA)  2.571%, 07/17/19....................................   20,000   19,890,367
(OMEGA)  2.520%, 08/02/19....................................   40,000   39,742,400
Cisco Systems, Inc.
(OMEGA)  2.500%, 05/16/19....................................   25,000   24,972,989
(OMEGA)  2.516%, 05/21/19....................................   40,000   39,943,207
(OMEGA)  2.500%, 05/23/19....................................   43,000   42,933,105
(OMEGA)  2.510%, 06/04/19....................................   11,000   10,973,852
Erste Abwicklungsanstalt
(OMEGA)  2.500%, 05/14/19....................................   19,000   18,982,067
(OMEGA)  2.530%, 08/02/19....................................    6,500    6,457,485
         European Investment Bank 2.552%, 07/09/19              10,000    9,951,447
Exxon Mobil Corp.
         2.552%, 06/14/19....................................   88,700   88,432,237
         2.541%, 06/17/19....................................   50,000   49,838,666
         2.552%, 06/19/19....................................   50,000   49,831,736
         2.541%, 06/24/19....................................   45,000   44,832,800
(OMEGA)  KFW 2.500%, 07/16/19................................   15,000   14,918,316
(OMEGA)  Landesbank Hessen- Thuringen 2.551%, 07/15/19.......   50,000   49,734,950
Nederlandse Waterschapsbank NV
(OMEGA)  2.569%, 06/24/19....................................   16,800   16,735,243
(OMEGA)  2.571%, 07/03/19....................................   69,000   68,690,512
         Nestle Finance International Ltd. 2.530%, 07/25/19..   48,000   47,715,971
NRW Bank
(OMEGA)  2.550%, 05/14/19....................................   60,000   59,942,623
(OMEGA)  2.571%, 07/19/19....................................   50,000   49,720,334
(OMEGA)  2.571%, 07/22/19....................................   60,000   59,651,261
Oesterreichische Kontrollbank AG
         2.500%, 05/13/19....................................   50,000   49,956,215
         2.490%, 06/03/19....................................   15,000   14,965,362
(OMEGA)  Oversea-Chinese Banking Corp., Ltd. 2.571%, 07/03/19   50,000   49,773,956
Pfizer, Inc.
(OMEGA)  2.500%, 07/16/19....................................    4,200    4,177,712
(OMEGA)  2.490%, 07/24/19....................................   12,750   12,675,131
Sanofi
(OMEGA)  2.516%, 06/20/19....................................   38,000   37,867,301
(OMEGA)  2.480%, 06/24/19....................................   25,000   24,905,583
(OMEGA)  2.500%, 06/25/19....................................   45,000   44,826,890

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                               FACE
                                                              AMOUNT^     VALUE+
                                                              ------- --------------
                                                               (000)
(OMEGA)  2.550%, 06/27/19..................................   92,000  $   91,632,854
(OMEGA)  2.540%, 06/28/19..................................   40,000      39,837,553
Total Capital Canada, Ltd.
(OMEGA)  2.500%, 07/02/19..................................    5,000       4,977,933
(OMEGA)  2.561%, 07/10/19..................................   50,000      49,750,810
(OMEGA)  2.480%, 07/16/19..................................   80,000      79,566,918
Walmart, Inc.
(OMEGA)  2.492%, 05/06/19..................................   30,000      29,987,965
(OMEGA)  2.541%, 06/20/19..................................   46,500      46,337,881
                                                                      --------------
TOTAL COMMERCIAL PAPER.....................................            1,544,688,034
                                                                      --------------

                                                          SHARES       VALUE+
                                                        ---------- --------------
TEMPORARY CASH INVESTMENTS -- (1.2%)
      State Street Institutional U.S. Government
        Money Market Fund 2.370%.....................   97,637,433 $   97,637,433
SECURITIES LENDING COLLATERAL -- (1.4%)
@(S)  The DFA Short Term Investment Fund.............    9,820,177    113,629,269
                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,185,994,565)..............................              $8,189,423,474
                                                                   ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                             -------------------------------------------------
                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                             ----------- -------------- ------- --------------
  Agency Obligations........          -- $  277,565,353   --    $  277,565,353
  Bonds.....................          --  5,469,125,881   --     5,469,125,881
  U.S. Treasury
    Obligations.............          --    418,243,866   --       418,243,866
  Certificates of Deposit...          --    268,533,638   --       268,533,638
  Commercial Paper..........          --  1,544,688,034   --     1,544,688,034
  Temporary Cash
    Investments............. $97,637,433             --   --        97,637,433
  Securities Lending
    Collateral..............          --    113,629,269   --       113,629,269
                             ----------- --------------   --    --------------
  TOTAL..................... $97,637,433 $8,091,786,041   --    $8,189,423,474
                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
BONDS -- (92.5%)
AUSTRALIA -- (5.5%)
Australia & New Zealand Banking Group, Ltd.
         2.250%, 06/13/19.................................................     42,343  $ 42,325,879
#        1.600%, 07/15/19.................................................      8,565     8,548,061
#        2.050%, 09/23/19.................................................      1,168     1,165,462
(OMEGA)  2.250%, 12/19/19.................................................     12,000    11,968,138
         2.250%, 11/09/20.................................................     16,895    16,782,064
Commonwealth Bank of Australia
#        2.300%, 09/06/19.................................................     11,019    11,006,576
         5.000%, 10/15/19.................................................     12,500    12,630,003
(OMEGA)  2.250%, 03/10/20.................................................     10,000     9,964,016
(OMEGA)  2.050%, 09/18/20.................................................     41,500    41,127,356
         2.400%, 11/02/20.................................................     25,800    25,697,595
National Australia Bank, Ltd.
(OMEGA)  2.250%, 07/01/19.................................................     18,482    18,470,419
         2.250%, 07/01/19.................................................     18,070    18,058,677
#        1.375%, 07/12/19.................................................     29,419    29,350,508
(OMEGA)  2.400%, 12/09/19.................................................      2,492     2,488,608
#        2.250%, 01/10/20.................................................      4,300     4,287,773
         2.125%, 05/22/20.................................................     14,706    14,622,875
         2.625%, 07/23/20.................................................      6,100     6,097,160
         2.500%, 01/12/21.................................................     10,000     9,947,260
Westpac Banking Corp.
#        1.600%, 08/19/19.................................................      4,975     4,959,644
         2.150%, 03/06/20.................................................      5,000     4,979,080
         2.300%, 05/26/20.................................................     10,000     9,962,258
                                                                                       ------------
TOTAL AUSTRALIA...........................................................              304,439,412
                                                                                       ------------
AUSTRIA -- (2.6%)
Oesterreichische Kontrollbank AG
         1.750%, 01/24/20.................................................     83,158    82,736,457
         1.375%, 02/10/20.................................................     55,318    54,872,690
         1.500%, 10/21/20.................................................      6,000     5,917,063
                                                                                       ------------
TOTAL AUSTRIA.............................................................              143,526,210
                                                                                       ------------
BELGIUM -- (1.4%)
Dexia Credit Local SA
         0.040%, 12/11/19................................................. EUR  5,200     5,843,428
         1.875%, 01/29/20.................................................     43,074    42,865,413
         0.200%, 03/16/21................................................. EUR 23,900    27,016,093
                                                                                       ------------
TOTAL BELGIUM.............................................................               75,724,934
                                                                                       ------------
CANADA -- (19.9%)
Bank of Montreal
         2.100%, 06/15/20.................................................     12,500    12,432,379

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
CANADA -- (Continued)
         1.880%, 03/31/21................................................. CAD  68,000 $ 50,606,882
         1.900%, 08/27/21.................................................       5,000    4,922,077
Bank of Nova Scotia (The)
         2.130%, 06/15/20................................................. CAD  58,000   43,317,519
         2.350%, 10/21/20.................................................      22,165   22,065,543
         3.270%, 01/11/21................................................. CAD 131,280   99,958,789
         4.375%, 01/13/21.................................................         575      591,427
Canada Housing Trust No 1
(OMEGA)  3.750%, 03/15/20................................................. CAD  50,000   37,961,484
Canadian Imperial Bank of Commerce
         1.850%, 07/14/20................................................. CAD  40,000   29,780,100
(r)      2.908%, 10/05/20.................................................       7,000    7,011,435
         1.900%, 04/26/21................................................. CAD  65,940   49,068,869
CPPIB Capital, Inc.
         1.400%, 06/04/20................................................. CAD  37,500   27,877,137
Manitoba, Province of Canada
         0.750%, 12/15/21................................................. GBP  10,760   13,851,488
Province of Alberta Canada
         1.250%, 06/01/20................................................. CAD  88,500   65,683,026
         1.350%, 09/01/21................................................. CAD  15,000   11,083,675
Province of British Columbia Canada
         3.700%, 12/18/20................................................. CAD  75,500   58,113,641
Province of Manitoba Canada
         1.550%, 09/05/21................................................. CAD  15,000   11,134,172
Province of Ontario Canada
         4.200%, 06/02/20................................................. CAD 132,500  101,475,200
         4.000%, 06/02/21................................................. CAD  50,000   39,011,719
Province of Quebec Canada
         4.500%, 12/01/20................................................. CAD 109,000   84,858,416
         4.250%, 12/01/21................................................. CAD  15,000   11,892,961
Royal Bank of Canada
         2.980%, 05/07/19................................................. CAD   4,500    3,359,868
         2.125%, 03/02/20.................................................      30,000   29,868,787
         2.150%, 03/06/20.................................................       7,000    6,976,604
         1.920%, 07/17/20................................................. CAD  64,000   47,698,320
         2.350%, 10/30/20.................................................         462      459,957
         2.500%, 01/19/21.................................................      11,731   11,720,201
         2.860%, 03/04/21................................................. CAD  17,000   12,878,734
         2.030%, 03/15/21................................................. CAD  65,000   48,501,344
Toronto-Dominion Bank (The)
         1.693%, 04/02/20................................................. CAD  87,000   64,789,251
         2.563%, 06/24/20................................................. CAD 103,000   77,344,950
         2.550%, 01/25/21.................................................       5,000    4,994,682
         0.625%, 03/08/21................................................. EUR   5,900    6,707,136
         3.250%, 06/11/21.................................................       5,000    5,060,580
#        1.800%, 07/13/21.................................................       6,000    5,887,727

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^     VALUE+
                                                                               ------- --------------
                                                                                (000)
CANADA -- (Continued)
Toyota Credit Canada, Inc.
         2.480%, 11/19/19................................................. CAD   7,500 $    5,612,544
                                                                                       --------------
TOTAL CANADA..............................................................              1,114,558,624
                                                                                       --------------
DENMARK -- (3.4%)
Denmark Government Bond
         3.000%, 11/15/21................................................. DKK 740,000    121,381,657
Kommunekredit
         1.625%, 06/12/20.................................................      70,614     69,942,955
                                                                                       --------------
TOTAL DENMARK.............................................................                191,324,612
                                                                                       --------------
FINLAND -- (0.7%)
Municipality Finance P.L.C.
         1.500%, 03/23/20.................................................      25,529     25,300,771
Nordea Bank Abp
(OMEGA)  1.625%, 09/30/19.................................................      16,000     15,930,776
                                                                                       --------------
TOTAL FINLAND.............................................................                 41,231,547
                                                                                       --------------
FRANCE -- (9.3%)
Agence Francaise de Developpement
         1.375%, 08/02/19.................................................      10,400     10,367,344
         1.625%, 01/21/20.................................................     119,240    118,460,409
         1.875%, 09/14/20.................................................       6,800      6,739,745
         2.125%, 02/15/21................................................. EUR   4,600      5,379,131
         2.750%, 03/22/21.................................................      12,000     12,055,704
Caisse d'Amortissement de la Dette Sociale
         1.750%, 09/24/19.................................................      35,445     35,334,057
         1.875%, 01/13/20.................................................      44,200     44,008,747
         2.000%, 04/17/20.................................................      10,250     10,203,977
         1.875%, 07/28/20.................................................      60,300     59,878,744
Dexia Credit Local SA
         2.000%, 01/22/21................................................. EUR  10,250     11,948,283
         0.875%, 09/07/21................................................. GBP   6,000      7,758,765
         0.625%, 01/21/22................................................. EUR   7,400      8,467,103
IXIS Corporate & Investment Bank SA
         5.875%, 02/24/20................................................. GBP   4,000      5,414,407
Sanofi
         4.000%, 03/29/21.................................................      13,381     13,724,997
         0.875%, 09/22/21................................................. EUR  15,100     17,326,734
SNCF Reseau EPIC
         5.500%, 12/01/21................................................. GBP  32,992     47,650,269
Total Capital Canada, Ltd.
         1.875%, 07/09/20................................................. EUR  36,700     42,222,517
Total Capital International SA
         2.750%, 06/19/21.................................................      14,493     14,545,777
         2.125%, 11/19/21................................................. EUR  14,000     16,650,802
Total Capital SA
         4.450%, 06/24/20.................................................      24,250     24,751,908

                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
FRANCE -- (Continued)
    4.125%, 01/28/21.................................................      6,000  $  6,155,407
                                                                                  ------------
TOTAL FRANCE.........................................................              519,044,827
                                                                                  ------------
GERMANY -- (6.4%)
Deutsche Bahn Finance GMBH
    4.375%, 09/23/21................................................. EUR  5,015     6,216,632
Erste Abwicklungsanstalt
    1.375%, 10/30/19.................................................     30,200    30,026,894
    2.500%, 03/13/20.................................................     21,200    21,189,400
    2.000%, 11/16/20.................................................      1,400     1,389,765
FMS Wertmanagement
    1.125%, 12/13/19................................................. GBP  3,000     3,916,343
    1.750%, 01/24/20.................................................     29,450    29,293,350
    1.750%, 05/15/20.................................................     16,600    16,475,500
Kreditanstalt fuer Wiederaufbau
    4.000%, 01/27/20.................................................        250       252,785
#   1.500%, 04/20/20.................................................     38,000    37,656,313
    1.625%, 05/29/20.................................................     20,563    20,386,341
    1.625%, 06/05/20................................................. GBP 16,000    21,026,118
#   1.875%, 06/30/20.................................................     10,000     9,940,272
    2.750%, 07/15/20.................................................     23,750    23,849,185
    3.500%, 01/22/21................................................. SEK  2,000       223,044
    1.375%, 02/01/21................................................. GBP 21,000    27,587,907
    5.550%, 06/07/21................................................. GBP  5,000     7,133,794
    1.000%, 10/12/21................................................. NOK 80,000     9,161,455
NRW Bank
    1.250%, 07/29/19.................................................      5,358     5,340,404
    2.000%, 09/23/19.................................................     12,000    11,972,880
    1.875%, 01/27/20.................................................     23,000    22,878,330
    1.750%, 08/17/20.................................................      1,704     1,687,599
    0.000%, 02/01/22................................................. EUR  2,000     2,259,610
State of North Rhine-Westphalia Germany
    1.625%, 01/22/20.................................................     48,650    48,335,916
                                                                                  ------------
TOTAL GERMANY........................................................              358,199,837
                                                                                  ------------
JAPAN -- (1.5%)
Toyota Credit Canada, Inc.
    2.250%, 05/23/19................................................. CAD 12,238     9,137,530
    1.800%, 02/19/20................................................. CAD  5,000     3,725,088
    2.200%, 02/25/21................................................. CAD  5,000     3,736,844
Toyota Motor Credit Corp.
#   2.150%, 03/12/20.................................................     67,658    67,486,488
                                                                                  ------------
TOTAL JAPAN..........................................................               84,085,950
                                                                                  ------------
LUXEMBOURG -- (1.1%)
Nestle Finance International, Ltd.
    1.250%, 05/04/20................................................. EUR    500       568,958
    0.750%, 11/08/21................................................. EUR  1,356     1,556,304

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                  FACE
                                                                                 AMOUNT^     VALUE+
                                                                                --------- ------------
                                                                                  (000)
LUXEMBOURG -- (Continued)
Novartis Finance SA
          0.000%, 03/31/21................................................. EUR    50,532 $ 56,893,452
          0.750%, 11/09/21................................................. EUR     2,500    2,870,653
                                                                                          ------------
TOTAL LUXEMBOURG...........................................................                 61,889,367
                                                                                          ------------
NETHERLANDS -- (7.6%)
BNG Bank NV
(OMEGA)   1.750%, 10/30/19.................................................         7,500    7,471,290
          1.750%, 10/30/19.................................................         2,320    2,311,119
          1.625%, 11/25/19.................................................         2,800    2,785,995
(OMEGA)   2.500%, 02/28/20.................................................        17,000   17,000,765
          1.750%, 03/24/20.................................................        57,534   57,159,914
          1.750%, 10/05/20.................................................        37,000   36,640,730
          2.125%, 12/14/20.................................................        15,000   14,926,050
          5.375%, 06/07/21................................................. GBP     2,000    2,837,797
Cooperatieve Rabobank UA
          1.375%, 08/09/19.................................................         1,320    1,315,470
          2.250%, 01/14/20.................................................        22,845   22,782,302
          4.750%, 01/15/20.................................................         5,000    5,071,486
#(OMEGA)  4.750%, 01/15/20.................................................         4,750    4,817,911
          4.500%, 01/11/21.................................................         2,962    3,047,438
          4.125%, 01/12/21................................................. EUR       500      601,441
          4.625%, 01/13/21................................................. GBP       850    1,169,780
          2.500%, 01/19/21.................................................        21,650   21,569,062
Nederlandse Waterschapsbank NV
(OMEGA)   1.750%, 09/05/19.................................................        22,900   22,834,460
          1.625%, 03/04/20.................................................        39,199   38,912,220
Shell International Finance BV
          1.375%, 09/12/19.................................................        32,485   32,337,676
#         4.300%, 09/22/19.................................................         4,000    4,024,462
          4.375%, 03/25/20.................................................        24,209   24,581,424
          2.125%, 05/11/20.................................................        38,565   38,376,273
          2.250%, 11/10/20.................................................        32,801   32,694,858
          1.625%, 03/24/21................................................. EUR    18,482   21,447,074
          1.875%, 05/10/21.................................................         9,450    9,320,702
                                                                                          ------------
TOTAL NETHERLANDS..........................................................                426,037,699
                                                                                          ------------
NEW ZEALAND -- (0.1%)
ANZ New Zealand International Ltd.
          2.600%, 09/23/19.................................................         4,823    4,820,611
(OMEGA)   2.600%, 09/23/19.................................................           750      749,629
                                                                                          ------------
TOTAL NEW ZEALAND..........................................................                  5,570,240
                                                                                          ------------
NORWAY -- (6.3%)
Norway Government Bond
(OMEGA)   3.750%, 05/25/21................................................. NOK 1,090,000  132,438,136
Equinor ASA
          2.250%, 11/08/19.................................................        46,499   46,372,374
          2.000%, 09/10/20................................................. EUR    16,723   19,298,271
          2.900%, 11/08/20.................................................        10,673   10,724,086

                                                                                   FACE
                                                                                  AMOUNT^    VALUE+
                                                                                  ------- ------------
                                                                                   (000)
NORWAY -- (Continued)
            5.625%, 03/11/21................................................. EUR   8,676 $ 10,773,373
Kommunalbanken A.S.
            1.500%, 09/09/19.................................................       6,500    6,475,697
            1.500%, 10/22/19.................................................      25,878   25,746,850
            2.500%, 04/17/20.................................................      26,984   26,993,417
(OMEGA)     2.500%, 04/17/20.................................................       7,378    7,380,690
            1.750%, 09/15/20.................................................      27,226   26,968,251
            1.375%, 10/26/20.................................................       6,000    5,906,754
            1.500%, 04/19/22................................................. NOK 100,000   11,516,845
Kommunalbanken A.S. Floating Rate Note
(r)         2.945%, 06/16/20.................................................      20,000   20,071,400
                                                                                          ------------
TOTAL NORWAY.................................................................              350,666,144
                                                                                          ------------
SINGAPORE -- (0.1%)
Singapore Government Bond
            2.250%, 06/01/21................................................. SGD  10,000    7,400,191
                                                                                          ------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (8.3%)
African Development Bank
            1.375%, 02/12/20.................................................      20,188   20,017,815
            1.875%, 03/16/20.................................................      44,400   44,182,985
Asian Development Bank
            1.625%, 05/05/20.................................................      73,876   73,303,461
            1.375%, 06/11/20................................................. CAD     835      619,428
Council Of Europe Development Bank
            1.625%, 03/10/20.................................................      90,649   90,005,764
EUROFIMA
            1.750%, 05/29/20.................................................      31,474   31,231,493
            4.000%, 10/27/21................................................. EUR   6,950    8,611,913
European Bank for Reconstruction & Development
            1.625%, 05/05/20.................................................      14,445   14,327,593
European Investment Bank
            1.250%, 11/05/20................................................. CAD  85,000   63,080,253
(r)(OMEGA)  2.712%, 03/24/21.................................................       9,000    9,019,620
            1.000%, 05/25/21................................................. NOK  47,220    5,421,626
(OMEGA)     2.250%, 07/30/21................................................. CAD  15,000   11,304,695
            2.250%, 07/30/21................................................. CAD  10,000    7,549,004
            4.250%, 12/07/21................................................. GBP   4,674    6,591,631
Inter-American Development Bank
            1.625%, 05/12/20.................................................      11,240   11,145,173
            1.875%, 06/16/20.................................................      11,033   10,966,825
International Bank for Reconstruction & Development
            1.875%, 10/07/19.................................................       7,701    7,679,689
            1.125%, 03/11/20................................................. CAD  12,255    9,091,221
Nordic Investment Bank
            2.500%, 04/28/20.................................................      31,795   31,806,023

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
         1.375%, 07/15/20................................................. NOK  47,640 $  5,516,498
                                                                                       ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..............................              461,472,710
                                                                                       ------------
SWEDEN -- (6.0%)
Kommuninvest I Sverige AB
         1.750%, 03/19/20.................................................      57,760   57,374,972
(OMEGA)  1.625%, 09/01/20.................................................      10,860   10,739,975
         1.625%, 09/01/20.................................................       9,500    9,394,512
         2.500%, 12/01/20................................................. SEK 308,000   33,743,904
         1.000%, 09/15/21................................................. SEK 355,000   38,248,338
Svensk Exportkredit AB
         1.750%, 05/18/20.................................................       2,000    1,984,201
         1.875%, 06/23/20.................................................       9,134    9,074,424
         1.750%, 08/28/20.................................................      64,671   64,078,458
         2.750%, 10/07/20.................................................      16,837   16,904,715
         1.750%, 03/10/21.................................................      14,000   13,836,174
         2.875%, 05/22/21.................................................      23,500   23,714,547
Svenska Handelsbanken AB
         2.250%, 06/17/19.................................................      32,437   32,416,728
         1.500%, 09/06/19.................................................      15,711   15,648,550
         1.950%, 09/08/20.................................................       2,500    2,475,988
         2.400%, 10/01/20.................................................       4,000    3,981,412
         3.000%, 11/20/20................................................. GBP   1,000    1,339,100
                                                                                       ------------
TOTAL SWEDEN..............................................................              334,955,998
                                                                                       ------------
UNITED STATES -- (12.3%)
Amazon.com, Inc.
         1.900%, 08/21/20.................................................       2,000    1,984,804
Apple, Inc.
         1.500%, 09/12/19.................................................      61,600   61,341,647
         1.550%, 02/07/20.................................................       9,900    9,830,865
#        1.900%, 02/07/20.................................................      22,408   22,297,604
#        2.250%, 02/23/21.................................................      18,600   18,515,086
         2.850%, 05/06/21.................................................       8,000    8,050,325
Berkshire Hathaway, Inc.
         0.250%, 01/17/21................................................. EUR   1,074    1,212,554
Chevron Corp.
         2.193%, 11/15/19.................................................      31,566   31,501,239
         1.961%, 03/03/20.................................................       4,150    4,127,402
         1.991%, 03/03/20.................................................      30,589   30,442,602
         2.419%, 11/17/20.................................................       5,000    4,993,471
         2.100%, 05/16/21.................................................      23,691   23,484,522
Cisco Systems, Inc.
         1.400%, 09/20/19.................................................      22,075   21,974,545
         4.450%, 01/15/20.................................................      38,004   38,477,414
         2.450%, 06/15/20.................................................       9,935    9,928,720
         2.200%, 02/28/21.................................................      11,394   11,327,852
Coca-Cola Co. (The)
         1.875%, 10/27/20.................................................       5,077    5,034,851

                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                           ------- --------------
                                                                            (000)
UNITED STATES -- (Continued)
Exxon Mobil Corp.
     2.222%, 03/01/21.................................................     10,000  $    9,964,242
Johnson & Johnson
     0.250%, 01/20/22................................................. EUR 30,363      34,440,526
Merck & Co., Inc.
     1.850%, 02/10/20.................................................     18,426      18,332,630
     3.875%, 01/15/21.................................................      7,090       7,231,773
     1.125%, 10/15/21................................................. EUR 35,636      41,112,362
Microsoft Corp.
     1.850%, 02/06/20.................................................     12,000      11,938,730
     2.125%, 12/06/21................................................. EUR 10,406      12,305,131
Nestle Holdings, Inc.
     2.125%, 01/14/20.................................................      9,572       9,541,475
     1.750%, 12/09/20................................................. GBP  2,400       3,162,934
Novartis Capital Corp.
#    1.800%, 02/14/20.................................................      7,805       7,762,569
     4.400%, 04/24/20.................................................      1,059       1,077,444
Oracle Corp.
#    3.875%, 07/15/20.................................................      3,909       3,974,797
     2.250%, 01/10/21................................................. EUR 23,825      27,809,858
     2.250%, 01/10/21................................................. EUR 22,330      26,064,811
#    2.800%, 07/08/21.................................................      1,834       1,842,092
#    1.900%, 09/15/21.................................................      7,410       7,287,116
Procter & Gamble Co. (The)
     4.125%, 12/07/20................................................. EUR  9,791      11,740,661
#    1.850%, 02/02/21.................................................      8,890       8,784,018
     2.000%, 11/05/21................................................. EUR 15,474      18,298,996
Toyota Motor Credit Corp.
     2.200%, 01/10/20.................................................     36,592      36,563,080
     4.500%, 06/17/20.................................................      4,500       4,604,410
     4.250%, 01/11/21.................................................      5,000       5,130,460
     1.000%, 03/09/21................................................. EUR  2,000       2,290,264
     1.900%, 04/08/21.................................................     13,516      13,344,647
     2.950%, 04/13/21.................................................      9,760       9,832,907
     2.750%, 05/17/21.................................................        820         822,804
Toyota Motor Credit Corp. Floating Rate Note
(r)  3.129%, 01/08/21.................................................      2,549       2,562,794
Walmart, Inc.
#    1.750%, 10/09/19.................................................      2,450       2,439,624
     2.850%, 06/23/20.................................................     42,244      42,415,141
     3.125%, 06/23/21.................................................      2,500       2,531,700
                                                                                   --------------
TOTAL UNITED STATES...................................................                689,735,499
                                                                                   --------------
TOTAL BONDS...........................................................              5,169,863,801
                                                                                   --------------
U.S. TREASURY OBLIGATIONS -- (2.1%)
U.S. Treasury Notes
#    1.250%, 08/31/19.................................................     15,000      14,937,304
     1.375%, 01/15/20.................................................     15,000      14,889,844
     1.250%, 01/31/20.................................................     20,000      19,824,219
     1.375%, 02/15/20.................................................     46,000      45,629,843
#    1.250%, 02/29/20.................................................      6,000       5,942,578

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED



                                                                               FACE
                                                                              AMOUNT^       VALUE+
                                                                             ---------- --------------
                                                                               (000)
         1.375%, 02/29/20.................................................       15,000 $   14,871,680
                                                                                        --------------
TOTAL U.S. TREASURY OBLIGATIONS...........................................                 116,095,468
                                                                                        --------------
TOTAL INVESTMENT SECURITIES...............................................               5,285,959,269
                                                                                        --------------
COMMERCIAL PAPER -- (5.2%)
Caisse Des Depots ET
(OMEGA)  2.551%, 07/05/19.................................................   25,000,000     24,884,958
(OMEGA)  2.571%, 07/17/19.................................................   25,000,000     24,862,958
(OMEGA)  2.520%, 08/02/19.................................................   25,000,000     24,839,000
         European Investment Bank 2.552%, 07/09/19........................   25,000,000     24,878,618
Landesbank Hessen-Thuringen
(OMEGA)  2.550%, 07/01/19.................................................   25,000,000     24,892,662
(OMEGA)  2.551%, 07/15/19.................................................   25,000,000     24,867,475
(OMEGA)  Nederlandse Waterschapsbank NV 2.569%, 06/24/19..................   16,800,000     16,735,243

                                                                               FACE
                                                                              AMOUNT^       VALUE+
                                                                             ---------- --------------
                                                                               (000)
NRW Bank
(OMEGA)  2.572%, 07/10/19.................................................   25,000,000 $   24,876,490
(OMEGA)  2.571%, 07/22/19.................................................   25,000,000     24,854,692
(OMEGA)  Oversea-Chinese Banking Corp., Ltd. 2.571%, 07/03/19.............   25,000,000     24,886,978
Sanofi
(OMEGA)  2.550%, 06/27/19.................................................   25,000,000     24,900,232
(OMEGA)  2.540%, 06/28/19.................................................   25,000,000     24,898,471
                                                                                        --------------
TOTAL COMMERCIAL PAPER....................................................                 290,377,777
                                                                                        --------------

                                                                              SHARES
                                                                             ----------
SECURITIES LENDING COLLATERAL -- (0.2%)
@(S)     The DFA Short Term Investment Fund...............................    1,025,094     11,861,364
                                                                                        --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,628,957,999)...................................................              $5,588,198,410
                                                                                        ==============

As of April 30, 2019, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                        UNREALIZED
                                                                                         FOREIGN
                                                                                         EXCHANGE
                                                                           SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD             COUNTERPARTY             DATE    (DEPRECIATION)
---------------------- ---------------------- ---------------------------- ---------- --------------
CAD        180,861,221 USD        134,712,794 ANZ Securities                05/02/19    $  292,090
CAD          4,700,344 USD          3,485,498 Bank of America Corp.         05/02/19        23,100
DKK        821,201,102 USD        122,683,512 HSBC Bank                     05/02/19       688,497
USD        123,875,416 DKK        821,201,102 Citibank, N.A.                05/02/19       505,407
USD        139,444,160 CAD        185,561,565 State Street Bank and Trust   05/02/19       930,678
USD        130,863,674 CAD        174,708,815 Citibank, N.A.                05/03/19       447,812
USD        131,787,257 CAD        175,279,239 JP Morgan                     05/06/19       935,121
USD         13,420,999 GBP         10,263,014 State Street Bank and Trust   05/09/19        32,997
USD        112,406,406 GBP         86,016,323 State Street Bank and Trust   05/09/19       198,949
USD         74,922,144 SEK        691,948,364 JP Morgan                     05/15/19     1,991,480
USD        149,549,768 EUR        132,437,927 Citibank, N.A.                05/15/19       852,025
USD         75,397,996 EUR         66,486,475 State Street Bank and Trust   05/17/19       735,929
USD            927,884 EUR            818,766 Citibank, N.A.                05/20/19         8,200
USD         75,398,387 EUR         66,486,474 Bank of America Corp.         05/20/19       717,052
USD        142,107,738 EUR        125,365,313 State Street Bank and Trust   05/22/19     1,268,156
USD         68,741,714 CAD         91,973,519 State Street Bank and Trust   05/23/19        51,428
USD         75,092,470 NOK        639,407,227 State Street Bank and Trust   05/23/19       918,026
USD         75,097,699 NOK        639,464,766 State Street Bank and Trust   05/24/19       913,586
USD          7,454,837 SGD         10,085,313 Citibank, N.A.                07/01/19        32,478
USD        132,586,508 CAD        176,665,476 Citibank, N.A.                07/03/19       505,108
USD        125,986,387 CAD        167,766,056 JP Morgan                     07/08/19       544,443
USD        122,004,548 CAD        161,822,574 Citibank, N.A.                07/09/19     1,003,946
USD        119,665,860 CAD        159,313,314 State Street Bank and Trust   07/10/19       538,852

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                                    UNREALIZED
                                                                                                     FOREIGN
                                                                                                     EXCHANGE
                                                                                       SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
---------------------- ---------------------- ---------------------------------------  ---------- --------------
USD        116,788,948 CAD        155,722,155 State Street Bank and Trust               07/22/19   $   315,885
                                                                                                   -----------
TOTAL APPRECIATION                                                                                 $14,451,245
CAD          5,869,293 USD          4,397,140 UBS AG                                    07/10/19   $    (8,358)
USD         26,007,566 GBP         20,010,147 State Street Bank and Trust               05/09/19       (99,476)
USD         11,879,466 EUR         10,639,487 National Australia Bank Ltd.              05/17/19       (68,319)
USD         11,507,125 NOK         99,367,881 Barclays Capital                          05/23/19       (20,048)
USD          9,201,774 NOK         79,670,959 HSBC Bank                                 05/24/19       (40,830)
USD        123,040,382 DKK        820,933,749 HSBC Bank                                 06/06/19      (690,113)
USD        133,941,351 CAD        179,581,732 ANZ Securities                            06/27/19      (299,685)
USD         23,098,194 CAD         30,977,542 JP Morgan                                 07/10/19       (65,356)
                                                                                                   -----------
TOTAL (DEPRECIATION)                                                                               $(1,292,185)
                                                                                                   -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                     $13,159,060
                                                                                                   ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                            -----------------------------------------------
                            LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                            -------- -------------- -------- --------------
    Bonds
       Australia...........       -- $  304,439,412       -- $  304,439,412
       Austria.............       --    143,526,210       --    143,526,210
       Belgium.............       --     75,724,934       --     75,724,934
       Canada..............       --  1,114,558,624       --  1,114,558,624
       Denmark.............       --    191,324,612       --    191,324,612
       Finland.............       --     41,231,547       --     41,231,547
       France..............       --    519,044,827       --    519,044,827
       Germany.............       --    358,199,837       --    358,199,837
       Japan...............       --     84,085,950       --     84,085,950
       Luxembourg..........       --     61,889,367       --     61,889,367
       Netherlands.........       --    426,037,699       --    426,037,699
       New Zealand.........       --      5,570,240       --      5,570,240
       Norway..............       --    350,666,144       --    350,666,144
       Singapore...........       --      7,400,191       --      7,400,191
       Supranational
         Organization
         Obligations.......       --    461,472,710       --    461,472,710
       Sweden..............       --    334,955,998       --    334,955,998
       United States.......       --    689,735,499       --    689,735,499
    U.S. Treasury
      Obligations..........       --    116,095,468       --    116,095,468
    Commercial Paper.......       --    290,377,777       --    290,377,777
    Securities Lending
      Collateral...........       --     11,861,364       --     11,861,364
    Forward Currency
      Contracts**..........       --     13,159,060       --     13,159,060
                            -------- -------------- -------- --------------
    TOTAL..................       -- $5,601,357,470       -- $5,601,357,470
                            ======== ============== ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
BONDS -- (90.0%)
AUSTRALIA -- (3.0%)
Australia & New Zealand Banking Group, Ltd.
#         2.700%, 11/16/20.................................       1,755  $ 1,755,040
          2.625%, 11/09/22.................................       6,667    6,612,255
Commonwealth Bank of Australia
(OMEGA)   2.750%, 03/10/22.................................       2,000    1,998,387
          0.500%, 07/11/22................................. EUR   5,725    6,515,619
National Australia Bank, Ltd.
          2.625%, 01/14/21.................................       1,405    1,402,254
          1.875%, 07/12/21.................................       1,350    1,325,511
          0.875%, 01/20/22................................. EUR   1,112    1,276,068
          2.500%, 05/22/22.................................       3,968    3,931,666
          0.350%, 09/07/22................................. EUR   1,500    1,699,265
Westpac Banking Corp.
          0.250%, 01/17/22................................. EUR   8,500    9,590,006
                                                                         -----------
TOTAL AUSTRALIA............................................               36,106,071
                                                                         -----------
BELGIUM -- (0.2%)
Anheuser-Busch InBev SA
          0.800%, 04/20/23................................. EUR     500      576,975
Kingdom of Belgium Government Bond
          0.200%, 10/22/23................................. EUR   2,000    2,292,300
                                                                         -----------
TOTAL BELGIUM..............................................                2,869,275
                                                                         -----------
CANADA -- (8.0%)
Bank of Montreal
          1.900%, 08/27/21.................................       4,000    3,937,662
Bank of Nova Scotia (The)
          3.032%, 04/20/21.................................       5,000    5,020,039
          2.800%, 07/21/21.................................         420      422,249
Canada Housing Trust No 1
(OMEGA)   1.450%, 06/15/20................................. CAD  17,000   12,647,406
Canadian Imperial Bank of Commerce
          0.750%, 03/22/23................................. EUR   5,000    5,740,520
Canadian Natural Resources, Ltd.
          2.950%, 01/15/23.................................       5,660    5,616,315
CPPIB Capital, Inc.
#(OMEGA)  1.250%, 09/20/19.................................       3,000    2,985,024
Enbridge, Inc.
          4.000%, 10/01/23.................................       3,000    3,107,153
Province of British Columbia Canada
          3.250%, 12/18/21................................. CAD   5,000    3,873,293

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
CANADA -- (Continued)
Rogers Communications, Inc.
         4.100%, 10/01/23.................................       1,000  $ 1,043,014
Royal Bank of Canada
         2.973%, 04/30/21.................................       3,394    3,407,512
         2.750%, 02/01/22.................................       5,614    5,628,933
         1.968%, 03/02/22................................. CAD   8,000    5,942,584
Toronto-Dominion Bank (The)
#        2.250%, 11/05/19.................................      10,067   10,047,539
         1.693%, 04/02/20................................. CAD   7,000    5,212,928
         2.563%, 06/24/20................................. CAD  14,000   10,512,906
         1.994%, 03/23/22................................. CAD  10,000    7,439,128
Total Capital Canada, Ltd.
         1.125%, 03/18/22................................. EUR   1,500    1,744,379
Toyota Credit Canada, Inc.
         2.020%, 02/28/22................................. CAD   4,000    2,967,440
                                                                        -----------
TOTAL CANADA..............................................               97,296,024
                                                                        -----------
DENMARK -- (1.2%)
AP Moller - Maersk A.S.
         1.500%, 11/24/22................................. EUR   1,860    2,166,407
Danske Bank A.S.
(OMEGA)  2.800%, 03/10/21.................................       5,000    4,947,367
Denmark Government Bond
         1.500%, 11/15/23................................. DKK  25,000    4,083,200
Kommunekredit
         1.625%, 06/12/20.................................         745      737,920
         0.250%, 03/29/23................................. EUR   2,000    2,275,862
                                                                        -----------
TOTAL DENMARK.............................................               14,210,756
                                                                        -----------
FINLAND -- (1.0%)
Finland Government Bond
         0.000%, 09/15/23................................. EUR   4,000    4,549,346
Nordea Bank AB
         0.300%, 06/30/22................................. EUR   5,000    5,657,107
OP Corporate Bank P.L.C.
         0.750%, 03/03/22................................. EUR     725      830,479
         0.375%, 10/11/22................................. EUR     500      567,214
                                                                        -----------
TOTAL FINLAND.............................................               11,604,146
                                                                        -----------
FRANCE -- (6.4%)
BPCE SA
         1.125%, 12/14/22................................. EUR   2,200    2,562,911
         0.375%, 10/05/23................................. EUR     500      563,479
Caisse d'Amortissement de la Dette Sociale
         0.500%, 05/25/23................................. EUR   4,000    4,611,788
         0.125%, 10/25/23................................. EUR   6,500    7,382,817

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
FRANCE -- (Continued)
Credit Agricole SA
(OMEGA)  2.750%, 06/10/20.................................       5,000  $ 4,998,165
Dexia Credit Local SA
         0.625%, 01/21/22................................. EUR   1,250    1,430,254
         0.250%, 06/02/22................................. EUR   2,000    2,265,608
         1.125%, 06/15/22................................. GBP   2,000    2,595,263
         0.750%, 01/25/23................................. EUR   6,000    6,926,613
         0.250%, 06/01/23................................. EUR  12,900   14,615,880
         0.625%, 02/03/24................................. EUR   7,000    8,052,815
Electricite de France SA
(OMEGA)  2.350%, 10/13/20.................................       5,300    5,268,527
Pernod Ricard SA
(OMEGA)  4.450%, 01/15/22.................................       2,450    2,538,939
Societe Generale SA
(OMEGA)  2.500%, 04/08/21.................................       4,200    4,161,171
(OMEGA)  3.250%, 01/12/22.................................       1,000    1,004,084
Total Capital SA
         4.125%, 01/28/21.................................       4,000    4,103,605
Unedic Asseo
         0.875%, 10/25/22................................. EUR   3,400    3,954,356
                                                                        -----------
TOTAL FRANCE..............................................               77,036,275
                                                                        -----------
GERMANY -- (6.4%)
Bayer U.S. Finance LLC
(OMEGA)  2.375%, 10/08/19.................................       5,000    4,983,711
BMW US Capital LLC
(OMEGA)  2.000%, 04/11/21.................................       2,365    2,333,882
Deutsche Bank AG
         2.950%, 08/20/20.................................       1,000      992,304
Kreditanstalt fuer Wiederaufbau
         1.500%, 04/20/20.................................      14,000   13,873,379
         0.125%, 06/07/23................................. EUR  15,000   17,080,474
Landwirtschaftliche Rentenbank
         0.375%, 01/22/24................................. EUR  10,000   11,493,893
NRW Bank
         0.000%, 08/10/22................................. EUR   1,000    1,129,692
         0.000%, 11/11/22................................. EUR   5,000    5,647,175
         0.125%, 03/10/23................................. EUR   7,000    7,939,985
State of North Rhine-Westphalia Germany
         0.200%, 04/17/23................................. EUR   7,000    7,964,191
Volkswagen Financial Services AG
         1.375%, 10/16/23................................. EUR   1,000    1,152,027
Volkswagen Group of America Finance LLC
(OMEGA)  2.400%, 05/22/20.................................       3,625    3,604,957
                                                                        -----------
TOTAL GERMANY.............................................               78,195,670
                                                                        -----------

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
IRELAND -- (0.3%)
Abbott Ireland Financing DAC
         0.875%, 09/27/23................................. EUR   3,000  $ 3,460,164
                                                                        -----------
ITALY -- (0.1%)
Eni SpA
         1.750%, 01/18/24................................. EUR   1,170    1,407,474
                                                                        -----------
JAPAN -- (1.6%)
Daiwa Securities Group, Inc.
(OMEGA)  3.129%, 04/19/22.................................         700      700,517
Mitsubishi UFJ Financial Group, Inc.
         0.680%, 01/26/23................................. EUR   2,150    2,444,512
Mizuho Financial Group, Inc.
(OMEGA)  2.632%, 04/12/21.................................       4,000    3,984,104
         2.953%, 02/28/22.................................         400      400,234
MUFG Bank, Ltd.
(OMEGA)  2.350%, 09/08/19.................................       3,000    2,996,000
Sumitomo Mitsui Financial Group, Inc.
#        2.058%, 07/14/21.................................       3,000    2,951,705
         2.784%, 07/12/22.................................         400      399,133
         0.819%, 07/23/23................................. EUR   4,544    5,203,947
                                                                        -----------
TOTAL JAPAN...............................................               19,080,152
                                                                        -----------
LUXEMBOURG -- (2.9%)
European Financial Stability Facility
         0.500%, 01/20/23................................. EUR   3,552    4,095,746
         0.125%, 10/17/23................................. EUR   4,000    4,547,031
         0.200%, 01/17/24................................. EUR  23,536   26,813,971
                                                                        -----------
TOTAL LUXEMBOURG..........................................               35,456,748
                                                                        -----------
NETHERLANDS -- (4.8%)
ABN AMRO Bank NV
         0.500%, 07/17/23................................. EUR     911    1,035,028
BMW Finance NV
         0.625%, 10/06/23................................. EUR   2,000    2,273,875
BNG Bank NV
         1.875%, 06/11/19.................................       5,000    4,996,450
         1.750%, 03/24/20.................................      10,000    9,934,980
         1.000%, 03/15/22................................. GBP   1,000    1,297,775
         0.050%, 07/11/23................................. EUR  12,000   13,569,303
Cooperatieve Rabobank UA
         0.125%, 10/11/21................................. EUR     900    1,015,716
         2.750%, 01/10/22.................................         810      808,674
         4.000%, 01/11/22................................. EUR     980    1,220,198
         4.750%, 06/06/22................................. EUR   1,367    1,760,466
#        2.750%, 01/10/23.................................       1,000      993,593
Enel Finance International NV
(OMEGA)  2.875%, 05/25/22.................................       1,000      988,352
         5.000%, 09/14/22................................. EUR   2,000    2,623,321

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
NETHERLANDS -- (Continued)
Iberdrola International BV
         1.750%, 09/17/23................................. EUR    1,000 $ 1,201,853
ING Groep NV
         1.000%, 09/20/23................................. EUR    5,000   5,737,649
Koninklijke Philips NV
         0.500%, 09/06/23................................. EUR    2,000   2,276,952
Mondelez International Holdings Netherlands BV
(OMEGA)  2.000%, 10/28/21.................................        6,000   5,861,076
Volkswagen International Finance NV
         0.875%, 01/16/23................................. EUR      300     343,002
                                                                        -----------
TOTAL NETHERLANDS.........................................               57,938,263
                                                                        -----------
NEW ZEALAND -- (0.2%)
ASB Finance, Ltd.
         0.500%, 06/10/22................................. EUR    2,000   2,266,836
                                                                        -----------
NORWAY -- (1.1%)
Kommunalbanken A.S.
         2.250%, 01/25/22.................................       13,250  13,192,522
                                                                        -----------
S.GEORGIA/S.SAN -- (0.1%)
Credit Suisse Group Funding Guernsey, Ltd.
         1.250%, 04/14/22................................. EUR    1,000   1,156,045
                                                                        -----------
SPAIN -- (0.6%)
Banco Santander SA
         3.848%, 04/12/23.................................        2,000   2,040,595
Spain Government Bond
         5.400%, 01/31/23................................. EUR    2,500   3,385,383
Telefonica Emisiones SA
         3.987%, 01/23/23................................. EUR    1,700   2,169,751
                                                                        -----------
TOTAL SPAIN...............................................                7,595,729
                                                                        -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.9%)
African Development Bank
         1.875%, 03/16/20.................................        5,000   4,975,561
European Investment Bank
         1.750%, 06/17/19.................................        5,000   4,995,300
         4.250%, 12/07/21................................. GBP      220     310,261
         0.000%, 10/16/23................................. EUR    5,000   5,662,400
European Stability Mechanism
         0.100%, 07/31/23................................. EUR   28,000  31,796,183
                                                                        -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..............               47,739,705
                                                                        -----------
SWEDEN -- (6.0%)
Kommuninvest I Sverige AB
         0.250%, 06/01/22................................. SEK  269,000  28,514,059

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
SWEDEN -- (Continued)
         0.750%, 02/22/23................................. SEK   50,000 $ 5,376,845
Skandinaviska Enskilda Banken AB
         0.300%, 02/17/22................................. EUR    1,250   1,413,018
         1.250%, 08/05/22................................. GBP    2,000   2,579,782
Svenska Handelsbanken AB
         2.400%, 10/01/20.................................        4,345   4,324,808
         0.250%, 02/28/22................................. EUR    4,600   5,199,926
Swedbank AB
         0.250%, 11/07/22................................. EUR      800     895,229
Sweden Government Bond
         3.500%, 06/01/22................................. SEK  156,000  18,429,917
         1.500%, 11/13/23................................. SEK   52,000   5,925,848
                                                                        -----------
TOTAL SWEDEN..............................................               72,659,432
                                                                        -----------
SWITZERLAND -- (0.4%)
Credit Suisse AG/London
         1.000%, 06/07/23................................. EUR    2,000   2,317,837
UBS AG Stamford CT
         2.375%, 08/14/19.................................          667     666,557
UBS Group Funding Switzerland AG
         1.750%, 11/16/22................................. EUR    2,000   2,361,799
                                                                        -----------
TOTAL SWITZERLAND.........................................                5,346,193
                                                                        -----------
UNITED KINGDOM -- (3.5%)
AstraZeneca P.L.C.
         2.375%, 11/16/20.................................        5,000   4,969,707
Barclays P.L.C.
         2.750%, 11/08/19.................................        8,000   7,984,872
         3.250%, 01/12/21.................................        1,000     999,999
BAT International Finance P.L.C.
         0.875%, 10/13/23................................. EUR    5,100   5,803,454
BP Capital Markets P.L.C.
         2.315%, 02/13/20.................................          171     170,472
         1.109%, 02/16/23................................. EUR    5,000   5,821,976
British Telecommunications P.L.C.
         0.500%, 06/23/22................................. EUR      400     451,828
         1.125%, 03/10/23................................. EUR    5,000   5,770,657
GlaxoSmithKline Capital P.L.C.
         2.850%, 05/08/22.................................        1,000   1,002,608
Lloyds Banking Group P.L.C.
         3.000%, 01/11/22.................................        1,000     996,411
Nationwide Building Society
         0.625%, 04/19/23................................. EUR    3,000   3,408,662
PPL WEM, Ltd. / Western Power Distribution, Ltd.
(OMEGA)  5.375%, 05/01/21.................................          500     516,125

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 UNITED KINGDOM -- (Continued)
 Sky, Ltd.
     1.875%, 11/24/23................................. EUR   2,748  $ 3,311,859
 Vodafone Group P.L.C.
     1.750%, 08/25/23................................. EUR   1,300    1,545,467
                                                                    -----------
 TOTAL UNITED KINGDOM.................................               42,754,097
                                                                    -----------
 UNITED STATES -- (38.3%)
 ABB Finance USA, Inc.
     2.875%, 05/08/22.................................       1,200    1,205,221
 AbbVie, Inc.
     2.500%, 05/14/20.................................       1,422    1,417,356
     2.900%, 11/06/22.................................       5,500    5,481,513
 Activision Blizzard, Inc.
     2.600%, 06/15/22.................................       5,000    4,962,528
 Aetna, Inc.
     2.750%, 11/15/22.................................       5,000    4,937,346
 Aflac, Inc.
     3.625%, 06/15/23.................................       5,000    5,165,341
 Allergan Finance LLC
     3.250%, 10/01/22.................................       3,200    3,195,930
 Allergan Funding SCS
     3.450%, 03/15/22.................................       6,000    6,031,033
 Altria Group, Inc.
     2.850%, 08/09/22.................................       5,700    5,673,780
 Ameren Corp.
     2.700%, 11/15/20.................................       1,000      996,880
 American Express Co.
     2.500%, 08/01/22.................................       2,220    2,196,894
 American Express Credit Corp.
     2.250%, 08/15/19.................................       2,500    2,497,556
 American Honda Finance Corp.
     2.450%, 09/24/20.................................       1,680    1,676,863
     1.375%, 11/10/22................................. EUR   2,000    2,341,790
     0.550%, 03/17/23................................. EUR   2,606    2,963,402
 American International Group, Inc.
     1.500%, 06/08/23................................. EUR   1,000    1,160,770
 AmerisourceBergen Corp.
 #   3.500%, 11/15/21.................................       5,000    5,060,459
 Amgen, Inc.
     2.200%, 05/22/19.................................         575      574,880
     2.650%, 05/11/22.................................       1,425    1,417,523
 Anthem, Inc.
     3.300%, 01/15/23.................................       5,000    5,037,218
 Apache Corp.
     3.250%, 04/15/22.................................       1,572    1,585,039
 AT&T, Inc.
     2.500%, 03/15/23................................. EUR   5,000    6,068,521
 Autodesk, Inc.
     3.600%, 12/15/22.................................       2,239    2,271,001

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
AutoZone, Inc.
         3.700%, 04/15/22..................................       1,318  $1,345,212
         2.875%, 01/15/23..................................       3,000   2,985,179
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
         2.773%, 12/15/22..................................         800     796,538
Bank of America Corp.
         5.700%, 01/24/22..................................       2,000   2,154,429
         0.750%, 07/26/23.................................. EUR   2,000   2,278,435
Bayer U.S. Finance II LLC
(OMEGA)  2.125%, 07/15/19..................................       2,500   2,493,606
Biogen, Inc.
         2.900%, 09/15/20..................................       5,000   4,998,487
BMW US Capital LLC
(OMEGA)  3.450%, 04/12/23..................................       5,000   5,085,802
Booking Holdings, Inc.
         0.800%, 03/10/22.................................. EUR   1,900   2,176,104
BP Capital Markets America, Inc.
         2.112%, 09/16/21..................................         500     494,579
Broadcom Corp. / Broadcom Cayman Finance Ltd.
         3.000%, 01/15/22..................................       5,000   4,971,095
Campbell Soup Co.
         3.650%, 03/15/23..................................       1,000   1,012,951
Capital One NA
         2.950%, 07/23/21..................................       4,495   4,506,811
Cardinal Health, Inc.
         3.200%, 06/15/22..................................       5,000   5,010,474
Celgene Corp.
         2.250%, 05/15/19..................................         765     764,820
         3.550%, 08/15/22..................................       1,777   1,810,971
Chevron Corp.
         2.498%, 03/03/22..................................       3,000   2,989,998
Church & Dwight Co., Inc.
#        2.875%, 10/01/22..................................       2,000   2,004,074
Cigna Corp.
         4.500%, 03/15/21..................................       1,000   1,025,125
Citizens Bank N.A.
         3.700%, 03/29/23..................................       1,671   1,715,629
Citizens Bank NA
         2.550%, 05/13/21..................................       2,836   2,823,073
Coca-Cola Co. (The)
         0.750%, 03/09/23.................................. EUR   2,000   2,303,341
Comcast Corp.
         3.125%, 07/15/22..................................         569     576,709
         2.750%, 03/01/23..................................       3,000   2,994,459
Comerica, Inc.
         2.125%, 05/23/19..................................         700     699,774
Conagra Brands, Inc.
         3.200%, 01/25/23..................................       4,399   4,425,960
Cox Communications, Inc.
(OMEGA)  3.250%, 12/15/22..................................       5,000   5,034,050

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
CVS Health Corp.
          2.250%, 08/12/19..................................         600  $  599,015
          2.800%, 07/20/20..................................       2,665   2,662,405
Daimler Finance North America LLC
#(OMEGA)  2.850%, 01/06/22..................................       7,200   7,183,663
Discovery Communications LLC
          2.750%, 11/15/19..................................       6,000   5,985,947
          3.250%, 04/01/23..................................         497     496,844
Dow Chemical Co. (The)
          3.000%, 11/15/22..................................       3,134   3,137,761
DTE Energy Co.
          2.400%, 12/01/19..................................       1,151   1,148,328
Duke Energy Corp.
          3.050%, 08/15/22..................................       2,300   2,316,286
E*TRADE Financial Corp.
          2.950%, 08/24/22..................................       5,000   4,993,300
Eaton Corp.
          2.750%, 11/02/22..................................         500     499,477
eBay, Inc.
          2.200%, 08/01/19..................................       5,500   5,491,823
          2.600%, 07/15/22..................................         760     752,964
Energy Transfer Partners L.P.
          3.600%, 02/01/23..................................       4,594   4,615,084
Enterprise Products Operating LLC
          3.350%, 03/15/23..................................       2,000   2,026,448
EQT Corp.
          4.875%, 11/15/21..................................       1,000   1,041,145
Equifax, Inc.
          3.300%, 12/15/22..................................       1,000   1,005,668
Exelon Generation Co. LLC
          3.400%, 03/15/22..................................         815     827,019
          4.250%, 06/15/22..................................       1,000   1,036,872
Express Scripts Holding Co.
          2.250%, 06/15/19..................................       2,865   2,862,741
Exxon Mobil Corp.
          1.912%, 03/06/20..................................       5,009   4,982,902
          2.222%, 03/01/21..................................       2,800   2,789,988
FedEx Corp.
          1.000%, 01/11/23.................................. EUR   5,000   5,761,303
Fluor Corp.
          1.750%, 03/21/23.................................. EUR     700     823,420
Fortune Brands Home & Security, Inc.
          3.000%, 06/15/20..................................       3,000   3,005,909
GATX Corp.
          4.750%, 06/15/22..................................       5,000   5,185,709
General Mills, Inc.
          1.000%, 04/27/23.................................. EUR   1,809   2,088,881
General Motors Financial Co., Inc.
          4.200%, 03/01/21..................................       1,000   1,017,731

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
         3.450%, 01/14/22..................................       5,000  $5,035,590
Goldman Sachs Group, Inc. (The)
#        2.625%, 04/25/21..................................         500     498,539
         5.250%, 07/27/21..................................       5,000   5,256,404
         5.750%, 01/24/22..................................       1,400   1,501,727
Harley-Davidson Financial Services, Inc.
(OMEGA)  2.150%, 02/26/20..................................       5,000   4,963,758
(OMEGA)  2.550%, 06/09/22..................................       1,924   1,882,284
Honeywell International, Inc.
         1.300%, 02/22/23.................................. EUR   5,000   5,890,955
HP, Inc.
         4.300%, 06/01/21..................................         518     532,367
HSBC USA, Inc.
         2.350%, 03/05/20..................................         825     822,686
Humana, Inc.
         2.625%, 10/01/19..................................       1,455   1,453,401
International Business Machines Corp.
         1.250%, 05/26/23.................................. EUR   2,923   3,428,571
Johnson & Johnson
         1.650%, 03/01/21..................................       4,452   4,383,857
Johnson Controls International P.L.C.
         1.000%, 09/15/23.................................. EUR   6,000   6,844,128
JPMorgan Chase & Co.
         0.625%, 01/25/24.................................. EUR   3,333   3,780,870
Kellogg Co.
         0.800%, 11/17/22.................................. EUR     790     904,082
Keurig Dr Pepper, Inc.
         2.700%, 11/15/22..................................       4,684   4,608,387
KeyCorp
         2.900%, 09/15/20..................................       2,142   2,148,752
Kraft Heinz Foods Co.
         4.000%, 06/15/23..................................       1,000   1,028,236
Kroger Co. (The)
         2.950%, 11/01/21..................................       1,000   1,002,679
Legg Mason, Inc.
         2.700%, 07/15/19..................................       5,425   5,423,378
Lockheed Martin Corp.
         2.500%, 11/23/20..................................       2,900   2,892,684
Marathon Petroleum Corp.
         3.400%, 12/15/20..................................       3,500   3,528,208
Mastercard, Inc.
         1.100%, 12/01/22.................................. EUR   1,000   1,158,291
Mead Johnson Nutrition Co.
#        3.000%, 11/15/20..................................       2,800   2,810,025
Microsoft Corp.
#        1.850%, 02/12/20..................................       2,000   1,990,494
         1.550%, 08/08/21..................................       1,178   1,153,988
Morgan Stanley
         2.375%, 07/23/19..................................       1,365   1,364,017
         1.875%, 03/30/23.................................. EUR   1,500   1,778,971

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
UNITED STATES -- (Continued)
Mosaic Co. (The)
#         3.750%, 11/15/21.................................      6,000  $ 6,092,460
Motorola Solutions, Inc.
          3.500%, 03/01/23.................................      2,000    2,008,717
Mylan N.V.
          3.150%, 06/15/21.................................      1,000    1,000,011
National Grid North America, Inc.
          0.750%, 08/08/23................................. EUR  6,050    6,907,846
National Oilwell Varco, Inc.
          2.600%, 12/01/22.................................      4,000    3,924,155
NetApp, Inc.
          3.250%, 12/15/22.................................        500      503,629
Newell Brands, Inc.
          4.000%, 06/15/22.................................      5,440    5,425,563
Newmont Goldcorp Corp.
(OMEGA)   3.625%, 06/09/21.................................        500      504,081
NextEra Energy Capital Holdings, Inc.
          2.400%, 09/15/19.................................      3,850    3,844,368
Nissan Motor Acceptance Corp.
#(OMEGA)  2.550%, 03/08/21.................................      3,500    3,455,200
Nordstrom, Inc.
          4.750%, 05/01/20.................................      5,225    5,319,050
Omnicom Group, Inc. / Omnicom Capital, Inc.
          4.450%, 08/15/20.................................      1,000    1,021,309
          3.625%, 05/01/22.................................      3,200    3,264,349
ONEOK Partners L.P.
          3.375%, 10/01/22.................................      1,730    1,744,023
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA)   3.375%, 02/01/22.................................        361      362,907
Pfizer, Inc.
          0.250%, 03/06/22................................. EUR 13,680   15,496,961
Philip Morris International, Inc.
#         2.375%, 08/17/22.................................      6,985    6,891,264
Praxair, Inc.
          1.200%, 02/12/24................................. EUR  3,372    3,976,407
Procter & Gamble Co. (The)
          2.000%, 08/16/22................................. EUR    400      479,311
Progress Energy, Inc.
          4.400%, 01/15/21.................................      1,500    1,534,842
QUALCOMM, Inc.
#         2.600%, 01/30/23.................................      5,000    4,955,512
Regions Financial Corp.
          2.750%, 08/14/22.................................      1,500    1,492,099
Roper Technologies, Inc.
          2.800%, 12/15/21.................................      1,000      997,405
Ryder System, Inc.
#         3.400%, 03/01/23.................................      2,325    2,349,405
Santander Holdings USA, Inc.
          3.400%, 01/18/23.................................      9,525    9,531,489

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- -----------
                                                                (000)
UNITED STATES -- (Continued)
Sempra Energy
         4.050%, 12/01/23.................................      1,000  $ 1,032,701
Sherwin-Williams Co. (The)
         2.750%, 06/01/22.................................      4,000    3,974,143
Southern Co. (The)
         2.750%, 06/15/20.................................      5,000    4,996,958
Southwest Airlines Co.
         2.750%, 11/06/19.................................      5,000    4,999,122
Stryker Corp.
         2.625%, 03/15/21.................................      2,400    2,393,193
SunTrust Bank
#        2.450%, 08/01/22.................................      1,000      990,026
SunTrust Banks, Inc.
         2.900%, 03/03/21.................................      1,070    1,073,119
TD Ameritrade Holding Corp.
#        2.950%, 04/01/22.................................      2,563    2,580,464
Toyota Motor Credit Corp.
         1.900%, 04/08/21.................................     10,928   10,789,457
         0.750%, 07/21/22................................. EUR    500      573,865
Tupperware Brands Corp.
         4.750%, 06/01/21.................................      2,385    2,451,472
Union Pacific Corp.
         1.800%, 02/01/20.................................        844      838,190
         4.000%, 02/01/21.................................      1,470    1,499,523
         2.750%, 04/15/23.................................      1,396    1,388,986
United Parcel Service, Inc.
         0.375%, 11/15/23................................. EUR  5,546    6,282,806
UnitedHealth Group, Inc.
         2.375%, 10/15/22.................................        500      493,469
Verizon Communications, Inc.
         4.600%, 04/01/21.................................      1,197    1,240,264
#        2.946%, 03/15/22.................................      1,125    1,132,724
         3.125%, 03/16/22.................................      3,650    3,690,205
Viacom, Inc.
         4.500%, 03/01/21.................................      6,000    6,157,763
Volkswagen Group of America Finance LLC
(OMEGA)  4.000%, 11/12/21.................................      2,000    2,042,498
Walgreen Co.
         3.100%, 09/15/22.................................        500      501,114
Walgreens Boots Alliance, Inc.
#        2.700%, 11/18/19.................................      1,590    1,589,251
Walmart, Inc.
         2.832%, 06/23/21.................................      2,060    2,066,654
Warner Media LLC
         4.000%, 01/15/22.................................      4,970    5,119,350
         1.950%, 09/15/23................................. EUR    175      208,054
Wells Fargo & Co.
         2.150%, 01/30/20.................................        750      746,998
         1.500%, 09/12/22................................. EUR    300      350,651
Whirlpool Corp.
         3.700%, 03/01/23.................................      1,000    1,017,792
Williams Cos., Inc. (The)
         3.700%, 01/15/23.................................        670      681,515

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                         FACE
                                                        AMOUNT^     VALUE+
                                                        ------- --------------
                                                         (000)
  UNITED STATES -- (Continued)
  Zimmer Biomet Holdings, Inc.
      2.700%, 04/01/20.................................  2,210  $    2,205,667
                                                                --------------
  TOTAL UNITED STATES..................................            463,992,848
                                                                --------------
  TOTAL BONDS..........................................          1,091,364,425
                                                                --------------
  U.S. TREASURY OBLIGATIONS -- (9.2%)
  U.S. Treasury Bill
      2.410%, 05/07/19.................................  6,000       5,997,629
  U.S. Treasury Notes
      1.250%, 08/31/19................................. 10,000       9,958,203
      1.250%, 10/31/19.................................  8,000       7,953,438
      1.875%, 12/31/19................................. 88,000      87,663,125
                                                                --------------
  TOTAL U.S. TREASURY OBLIGATIONS......................            111,572,395
                                                                --------------
  TOTAL INVESTMENT SECURITIES..........................          1,202,936,820
                                                                --------------

                                                          FACE
                                                         AMOUNT^      VALUE+
                                                        --------- --------------
                                                          (000)
COMMERCIAL PAPER -- (0.2%)
   European Investment Bank 2.552%, 07/09/19........    2,000,000 $    1,990,289

                                                         SHARES
                                                        ---------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund...............   634,726      7,344,410
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $1,225,180,173)............................              $1,212,271,519
                                                                  ==============

As of April 30, 2019, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                    UNREALIZED
                                                                                     FOREIGN
                                                                                     EXCHANGE
                                                                       SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD             COUNTERPARTY             DATE    (DEPRECIATION)
------------------  --------------------- ---------------------------- ---------- --------------
EUR      74,902,283 USD        83,577,465 JP Morgan                     05/02/19   $    432,978
USD       2,333,627 EUR         2,076,807 Citibank, N.A.                05/02/19          4,279
USD      82,037,236 EUR        72,825,476 State Street Bank and Trust   05/02/19        356,141
USD       4,136,660 DKK        27,485,180 Bank of America Corp.         05/03/19          7,085
USD      93,132,035 EUR        82,908,128 State Street Bank and Trust   05/03/19        142,231
USD      60,460,513 SEK       558,150,204 State Street Bank and Trust   05/20/19      1,608,198
USD     138,433,829 EUR       122,157,222 State Street Bank and Trust   05/23/19      1,184,565
USD       4,150,792 DKK        27,461,137 JP Morgan                     06/27/19          3,837
USD      93,312,916 EUR        82,752,886 State Street Bank and Trust   06/27/19         52,951
USD      49,161,040 CAD        65,200,960 Royal Bank of Scotland        07/08/19        409,014
                                                                                   ------------
TOTAL APPRECIATION                                                                 $  4,201,279

DKK      27,485,180 USD         4,133,210 JP Morgan                     05/03/19   $     (3,634)
EUR      82,908,128 USD        93,049,450 State Street Bank and Trust   05/03/19        (60,647)
USD       6,825,148 GBP         5,240,029 JP Morgan                     05/28/19        (19,306)
USD      89,301,198 EUR        79,729,988 Citibank, N.A.                06/05/19       (379,631)
USD      84,071,857 EUR        74,980,541 JP Morgan                     06/28/19       (437,299)
                                                                                   ------------
TOTAL (DEPRECIATION)                                                               $   (900,517)
                                                                                   ------------
TOTAL APPRECIATION
  (DEPRECIATION)                                                                   $  3,300,762
                                                                                   ============

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                 LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                 ------- -------------- ------- --------------
 Bonds
    Australia...................   --    $   36,106,071   --    $   36,106,071
    Belgium.....................   --         2,869,275   --         2,869,275
    Canada......................   --        97,296,024   --        97,296,024
    Denmark.....................   --        14,210,756   --        14,210,756
    Finland.....................   --        11,604,146   --        11,604,146
    France......................   --        77,036,275   --        77,036,275
    Germany.....................   --        78,195,670   --        78,195,670
    Ireland.....................   --         3,460,164   --         3,460,164
    Italy.......................   --         1,407,474   --         1,407,474
    Japan.......................   --        19,080,152   --        19,080,152
    Luxembourg..................   --        35,456,748   --        35,456,748
    Netherlands.................   --        57,938,263   --        57,938,263
    New Zealand.................   --         2,266,836   --         2,266,836
    Norway......................   --        13,192,522   --        13,192,522
    S.Georgia/S.San.............   --         1,156,045   --         1,156,045
    Spain.......................   --         7,595,729   --         7,595,729
    Supranational Organization
      Obligations...............   --        47,739,705   --        47,739,705
    Sweden......................   --        72,659,432   --        72,659,432
    Switzerland.................   --         5,346,193   --         5,346,193
    United Kingdom..............   --        42,754,097   --        42,754,097
    United States...............   --       463,992,848   --       463,992,848
 U.S. Treasury Obligations......   --       111,572,395   --       111,572,395
 Commercial Paper...............   --         1,990,289   --         1,990,289
 Securities Lending Collateral..   --         7,344,410   --         7,344,410
 Forward Currency Contracts**...   --         3,300,762   --         3,300,762
                                   --    --------------   --    --------------
 TOTAL..........................   --    $1,215,572,281   --    $1,215,572,281
                                   ==    ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                               FACE
                                                              AMOUNT^    VALUE+
                                                              ------- ------------
                                                               (000)
BONDS -- (99.9%)
AUSTRALIA -- (3.7%)
Australia & New Zealand Banking Group, Ltd.
#        2.625%, 11/09/22................................      79,017 $ 78,368,171
Commonwealth Bank of Australia
(OMEGA)  2.750%, 03/10/22................................      22,078   22,060,196
         0.500%, 07/11/22................................ EUR  16,950   19,290,783
National Australia Bank, Ltd.
         2.800%, 01/10/22................................     127,002  127,035,552
         0.875%, 01/20/22................................ EUR   9,168   10,520,676
         2.500%, 05/22/22................................     103,927  102,975,376
         0.350%, 09/07/22................................ EUR  27,190   30,802,015
Toyota Finance Australia Ltd.
         1.625%, 07/11/22................................ GBP   2,000    2,637,789
Westpac Banking Corp.
         2.800%, 01/11/22................................     122,011  122,087,685
         0.250%, 01/17/22................................ EUR  11,762   13,270,311
         2.500%, 06/28/22................................      10,656   10,551,367
         2.625%, 12/14/22................................ GBP   5,416    7,347,620
                                                                      ------------
TOTAL AUSTRALIA..........................................              546,947,541
                                                                      ------------
AUSTRIA -- (2.7%)
Oesterreichische Kontrollbank AG
         0.750%, 03/07/22................................ GBP   8,000   10,316,207
         1.125%, 12/15/22................................ GBP   2,907    3,780,297
Republic of Austria Government Bond
         0.000%, 07/15/23................................ EUR 339,000  385,732,778
                                                                      ------------
TOTAL AUSTRIA............................................              399,829,282
                                                                      ------------
BELGIUM -- (2.8%)
Kingdom of Belgium Government Bond
         2.250%, 06/22/23................................ EUR 299,000  371,979,727
(OMEGA)  0.200%, 10/22/23................................ EUR  40,000   45,846,007
                                                                      ------------
TOTAL BELGIUM............................................              417,825,734
                                                                      ------------
CANADA -- (19.9%)
Bank of Montreal
         1.880%, 03/31/21................................ CAD 129,816   96,611,515
(r)      3.057%, 04/13/21................................      83,200   83,571,554
         1.900%, 08/27/21................................      21,907   21,565,588
         0.250%, 11/17/21................................ EUR     150      169,353
Bank of Nova Scotia (The)
         2.130%, 06/15/20................................ CAD 239,000  178,498,052

                                                               FACE
                                                              AMOUNT^    VALUE+
                                                              ------- ------------
                                                               (000)
CANADA -- (Continued)
         3.270%, 01/11/21................................ CAD  50,000 $ 38,070,837
(r)      3.032%, 04/20/21................................      34,745   34,884,248
         2.700%, 03/07/22................................     132,468  132,334,647
         0.375%, 04/06/22................................ EUR  17,000   19,245,069
         1.250%, 06/08/22................................ GBP   3,890    5,064,151
         1.750%, 12/23/22................................ GBP  23,148   30,555,248
Canada Housing Trust No. 1
(OMEGA)  1.750%, 06/15/22................................ CAD  63,000   47,005,703
(OMEGA)  2.400%, 12/15/22................................ CAD 120,000   91,482,869
Canadian Imperial Bank of Commerce
         1.850%, 07/14/20................................ CAD  30,000   22,335,075
(r)      2.908%, 10/05/20................................      28,525   28,571,600
         1.900%, 04/26/21................................ CAD  36,000   26,789,192
CPPIB Capital, Inc.
         1.400%, 06/04/20................................ CAD  53,000   39,399,686
Manitoba, Province of Canada
         0.750%, 12/15/21................................ GBP   8,500   10,942,160
Province of Alberta Canada
         1.250%, 06/01/20................................ CAD  25,000   18,554,527
         1.350%, 09/01/21................................ CAD 206,500  152,585,265
Province of British Columbia Canada
         3.250%, 12/18/21................................ CAD  38,000   29,437,023
         2.700%, 12/18/22................................ CAD  69,000   53,006,957
Province of Manitoba Canada
         1.500%, 12/15/22................................ GBP  36,230   47,451,284
         2.550%, 06/02/23................................ CAD   5,000    3,817,496
Province of Ontario Canada
         4.200%, 06/02/20................................ CAD  75,000   57,438,792
         4.000%, 06/02/21................................ CAD  25,000   19,505,860
         1.350%, 03/08/22................................ CAD  80,000   58,930,805
         3.150%, 06/02/22................................ CAD 271,950  210,840,925
Province of Quebec Canada
         4.500%, 12/01/20................................ CAD  75,000   58,388,818
         4.250%, 12/01/21................................ CAD  83,000   65,807,718
         0.875%, 05/24/22................................ GBP  11,551   14,881,486
         3.500%, 12/01/22................................ CAD 265,200  209,121,394
Quebec, Province of Canada
         1.500%, 12/15/23................................ GBP  20,000   26,183,361
         2.375%, 01/22/24................................ EUR  17,728   22,070,230
Royal Bank of Canada
         1.920%, 07/17/20................................ CAD   2,000    1,490,573
         2.860%, 03/04/21................................ CAD  40,000   30,302,904
         2.030%, 03/15/21................................ CAD 135,500  101,106,647
(r)      2.973%, 04/30/21................................       8,018    8,049,920
         2.750%, 02/01/22................................      53,855   53,998,254
         1.968%, 03/02/22................................ CAD 304,434  226,140,583
         2.000%, 03/21/22................................ CAD  30,000   22,302,605

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                           FACE
                                                          AMOUNT^      VALUE+
                                                         --------- --------------
                                                           (000)
CANADA -- (Continued)
Toronto-Dominion Bank
#(r)     3.031%, 06/11/21...........................        16,505 $   16,579,900
Toronto-Dominion Bank (The)
         1.693%, 04/02/20........................... CAD    86,500     64,416,899
         2.563%, 06/24/20........................... CAD    57,500     43,178,006
         2.621%, 12/22/21........................... CAD    57,179     43,237,431
         1.994%, 03/23/22........................... CAD   313,467    233,192,119
         3.005%, 05/30/23........................... CAD    33,000     25,372,337
         0.625%, 07/20/23........................... EUR    13,592     15,555,255
Total Capital Canada, Ltd.
         1.125%, 03/18/22........................... EUR    21,600     25,119,055
Toyota Credit Canada, Inc.
         2.020%, 02/28/22........................... CAD    43,966     32,616,622
         2.350%, 07/18/22........................... CAD    34,200     25,571,246
                                                                   --------------
TOTAL CANADA........................................                2,923,348,844
                                                                   --------------
DENMARK -- (3.9%)
Denmark Government Bond
         1.500%, 11/15/23........................... DKK 2,533,000    413,709,761
Kommunekredit
         0.000%, 09/08/22........................... EUR    30,214     34,083,573
         0.250%, 03/29/23........................... EUR    66,308     75,453,934
         0.250%, 05/15/23........................... EUR    36,868     41,938,356
         0.125%, 08/28/23........................... EUR     3,193      3,613,144
                                                                   --------------
TOTAL DENMARK.......................................                  568,798,768
                                                                   --------------
FINLAND -- (4.2%)
Finland Government Bond
(OMEGA)  0.000%, 09/15/23........................... EUR   366,500    416,833,873
Finland Government International Bond
         1.500%, 12/19/19........................... GBP     3,711      4,855,453
Municipality Finance P.L.C.
         1.250%, 12/07/22........................... GBP    55,568     72,414,458
Nordea Bank AB
         2.375%, 06/02/22........................... GBP     9,480     12,643,725
         0.300%, 06/30/22........................... EUR     6,300      7,127,954
         3.250%, 07/05/22........................... EUR    13,403     16,551,141
OP Corporate Bank P.L.C.
         0.750%, 03/03/22........................... EUR    56,018     64,167,970
         2.500%, 05/20/22........................... GBP     2,550      3,418,313
         0.375%, 10/11/22........................... EUR    16,840     19,103,773
                                                                   --------------
TOTAL FINLAND.......................................                  617,116,660
                                                                   --------------
FRANCE -- (9.2%)
Agence Francaise de Developpement
         0.125%, 04/30/22........................... EUR    58,200     65,885,406
         0.500%, 10/25/22........................... EUR    19,600     22,451,617
Caisse d'Amortissement de la Dette Sociale
         0.125%, 11/25/22........................... EUR   279,100    317,292,915

                                                        FACE
                                                       AMOUNT^     VALUE+
                                                       ------- --------------
                                                        (000)
  FRANCE -- (Continued)
       0.500%, 05/25/23........................... EUR  33,500 $   38,623,727
       0.125%, 10/25/23........................... EUR  46,900     53,269,863
  Dexia Credit Local SA
       0.875%, 09/07/21........................... GBP   4,600      5,948,387
       0.625%, 01/21/22........................... EUR  22,650     25,916,199
       0.250%, 06/02/22........................... EUR  72,400     82,015,027
       1.125%, 06/15/22........................... GBP  34,700     45,027,815
       0.750%, 01/25/23........................... EUR  60,100     69,381,569
       0.250%, 06/01/23........................... EUR   6,600      7,477,892
  French Republic Government Bond OAT
       0.000%, 03/25/23........................... EUR 148,000    168,402,511
       1.750%, 05/25/23........................... EUR  73,925     90,099,014
  Sanofi
       0.000%, 09/13/22........................... EUR  12,200     13,717,188
       0.500%, 03/21/23........................... EUR 132,300    151,449,143
  Total Capital International SA
  #    2.750%, 06/19/21...........................       8,768      8,799,929
       2.875%, 02/17/22...........................      27,107     27,270,914
       2.125%, 03/15/23........................... EUR   3,200      3,895,812
       0.250%, 07/12/23........................... EUR   7,000      7,947,962
  Unedic Asseo
       0.875%, 10/25/22........................... EUR 122,900    142,938,348
       2.250%, 04/05/23........................... EUR   2,000      2,455,273
       0.250%, 11/24/23........................... EUR   5,000      5,693,267
                                                               --------------
  TOTAL FRANCE....................................              1,355,959,778
                                                               --------------
  GERMANY -- (9.8%)
  Bayerische Landesbodenkreditanstalt
       2.500%, 02/09/22........................... EUR  17,829     21,515,510
  Deutsche Bahn Finance GMBH
       2.500%, 09/12/23........................... EUR   1,000      1,244,659
  FMS Wertmanagement
       1.000%, 09/07/22........................... GBP  11,000     14,278,853
       1.125%, 09/07/23........................... GBP  20,300     26,362,965
  Kreditanstalt fuer Wiederaufbau
       0.375%, 12/15/20........................... GBP   5,000      6,462,678
       1.000%, 10/12/21........................... NOK  75,000      8,588,865
       2.125%, 08/15/23........................... EUR  57,114     70,568,524
       0.000%, 09/15/23........................... EUR  87,801     99,421,658
       0.125%, 11/07/23........................... EUR 173,800    197,890,161
       0.125%, 01/15/24........................... EUR  42,000     47,823,913
  Landeskreditbank Baden- Wuertteberg Foerderbank
       1.125%, 05/17/21........................... GBP  16,400     21,390,951
  Landeskreditbank Baden- Wuerttemberg Foerderbank
  (r)  2.729%, 09/27/21...........................      32,600     32,681,174

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
 GERMANY -- (Continued)
      0.875%, 03/07/22.............................. GBP   5,485 $    7,094,392
 Landwirtschaftliche Rentenbank
      2.625%, 06/17/20.............................. NOK 125,000     14,679,888
      0.050%, 06/12/23.............................. EUR 117,000    132,583,107
 NRW Bank
 (r)  2.778%, 02/08/21..............................       7,400      7,399,260
      0.000%, 08/10/22.............................. EUR  23,000     25,982,911
      0.000%, 11/11/22.............................. EUR 128,540    145,177,568
      0.125%, 03/10/23.............................. EUR  89,000    100,951,243
      0.125%, 07/07/23.............................. EUR 110,300    124,999,401
 State of North Rhine- Westphalia Germany
      0.000%, 12/05/22.............................. EUR 117,200    132,433,530
      0.375%, 02/16/23.............................. EUR 106,009    121,436,600
      0.125%, 03/16/23.............................. EUR  27,260     30,924,485
      0.200%, 04/17/23.............................. EUR  39,500     44,940,790
                                                                 --------------
 TOTAL GERMANY......................................              1,436,833,086
                                                                 --------------
 JAPAN -- (0.1%)
 Toyota Credit Canada, Inc.
      2.200%, 02/25/21.............................. CAD  13,000      9,715,795
                                                                 --------------
 LUXEMBOURG -- (3.4%)
 European Financial Stability Facility
      0.000%, 11/17/22.............................. EUR 100,238    113,467,397
      0.500%, 01/20/23.............................. EUR  33,658     38,810,422
      0.125%, 10/17/23.............................. EUR  91,000    103,444,967
      0.200%, 01/17/24.............................. EUR 153,094    174,416,129
 Nestle Finance International, Ltd.
      1.750%, 09/12/22.............................. EUR  12,765     15,232,403
      0.750%, 05/16/23.............................. EUR   4,500      5,205,584
 Novartis Finance SA
      0.500%, 08/14/23.............................. EUR  31,860     36,479,180
      0.125%, 09/20/23.............................. EUR  10,000     11,292,488
                                                                 --------------
 TOTAL LUXEMBOURG...................................                498,348,570
                                                                 --------------
 NETHERLANDS -- (8.1%)
 Bank Nederlandse Gemeenten NV
      1.000%, 06/17/22.............................. GBP  15,457     20,036,972
      0.250%, 02/22/23.............................. EUR  59,000     67,292,914
 BNG Bank NV
      1.125%, 05/24/21.............................. GBP  14,000     18,289,321
      5.375%, 06/07/21.............................. GBP   8,367     11,871,923
      1.000%, 03/15/22.............................. GBP   5,030      6,527,808
      0.050%, 07/11/23.............................. EUR 184,891    209,070,169
 BNG Bank NV SR UNSECURED 12/21 1.25
      1.250%, 12/15/21.............................. GBP  79,900    104,496,773

                                                              FACE
                                                             AMOUNT^      VALUE+
                                                            --------- --------------
                                                              (000)
NETHERLANDS -- (Continued)
Cooperatieve Rabobank UA
         0.125%, 10/11/21.............................. EUR    18,733 $   21,141,568
         2.750%, 01/10/22..............................       137,320    137,095,151
         3.875%, 02/08/22..............................        43,257     44,509,483
         4.750%, 06/06/22.............................. EUR    35,519     45,742,500
         0.500%, 12/06/22.............................. EUR    22,849     26,206,042
Nederlandse Waterschapsbank NV
         0.125%, 09/25/23.............................. EUR    55,009     62,338,552
Netherlands Government Bond
(OMEGA)  1.750%, 07/15/23.............................. EUR   113,000    138,304,194
Roche Finance Europe BV
         0.500%, 02/27/23.............................. EUR     6,000      6,879,283
Shell International Finance BV
         2.000%, 12/20/19.............................. GBP     1,800      2,361,345
         2.250%, 11/10/20..............................        11,456     11,418,929
#        1.875%, 05/10/21..............................        40,195     39,645,039
         1.750%, 09/12/21..............................        33,989     33,300,490
         1.250%, 03/15/22.............................. EUR    43,106     50,281,236
         1.000%, 04/06/22.............................. EUR    55,401     64,199,090
         2.375%, 08/21/22..............................        48,089     47,708,598
Toyota Motor Finance Netherlands BV
         0.250%, 01/10/22.............................. EUR    10,000     11,300,014
         0.625%, 09/26/23.............................. EUR     4,000      4,570,074
                                                                      --------------
TOTAL NETHERLANDS......................................                1,184,587,468
                                                                      --------------
NEW ZEALAND -- (0.5%)
ANZ New Zealand International, Ltd.
         0.400%, 03/01/22.............................. EUR    27,377     30,954,563
ASB Finance, Ltd.
         0.500%, 06/10/22.............................. EUR    41,239     46,741,015
                                                                      --------------
TOTAL NEW ZEALAND......................................                   77,695,578
                                                                      --------------
NORWAY -- (4.0%)
Norway Government Bond
(OMEGA)  3.750%, 05/25/21.............................. NOK    79,000      9,598,727
(OMEGA)  2.000%, 05/24/23.............................. NOK 3,596,000    425,858,065
Equinor ASA
         3.150%, 01/23/22..............................         4,772      4,842,426
         0.875%, 02/17/23.............................. EUR    28,954     33,504,275
Kommunalbanken A.S.
         0.875%, 12/08/20.............................. GBP    11,450     14,893,118
         1.125%, 11/30/22.............................. GBP    57,699     74,966,919
         1.500%, 12/15/23.............................. GBP     4,000      5,261,646
Kommunalbanken AS
         1.125%, 12/15/21.............................. GBP    12,237     15,947,796
                                                                      --------------
TOTAL NORWAY...........................................                  584,872,972
                                                                      --------------

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                           FACE
                                                          AMOUNT^     VALUE+
                                                          ------- --------------
                                                           (000)
SINGAPORE -- (0.1%)
Temasek Financial I, Ltd.
     0.500%, 03/01/22................................ EUR   4,553 $    5,181,358
     4.625%, 07/26/22................................ GBP   4,200      6,042,790
                                                                  --------------
TOTAL SINGAPORE......................................                 11,224,148
                                                                  --------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (9.2%)
African Development Bank
     0.250%, 01/24/24................................ EUR   2,790      3,180,861
Asian Development Bank
     1.000%, 12/15/22................................ GBP  22,333     28,994,916
     0.200%, 05/25/23................................ EUR 244,378    278,433,420
     0.370%, 06/26/23................................ SEK 200,000     21,069,984
Council Of Europe Development Bank
     0.375%, 10/27/22................................ EUR  39,747     45,547,471
     0.125%, 05/25/23................................ EUR  87,670     99,596,828
Eurofima
     0.250%, 04/25/23................................ EUR   3,373      3,830,297
EUROFIMA
(r)  2.774%, 11/15/21................................       9,800      9,808,134
European Investment Bank
(r)  0.990%, 01/10/22................................ GBP  10,000     13,058,754
     1.500%, 05/12/22................................ NOK 525,770     60,814,893
     2.500%, 10/31/22................................ GBP  46,000     62,848,250
     2.375%, 01/18/23................................ CAD   8,000      6,088,229
     1.625%, 03/15/23................................ EUR  51,367     61,794,481
     0.000%, 10/16/23................................ EUR  39,214     44,409,074
     0.050%, 12/15/23................................ EUR  19,500     22,141,102
     0.875%, 12/15/23................................ GBP  28,000     36,020,848
     2.125%, 01/15/24................................ EUR  45,625     56,791,824
European Stability Mechanism
     0.000%, 10/18/22................................ EUR  30,371     34,387,468
     0.100%, 07/31/23................................ EUR 300,083    340,767,639
     2.125%, 11/20/23................................ EUR  19,000     23,598,723
INTER AMERICAN DEVEL BK SR UNSECURED 12/19 1.125
     1.125%, 12/17/19................................ GBP   9,627     12,567,420
Inter-American Investment Corp.
(r)  2.694%, 10/12/21................................      11,805     11,811,375
International Bank for Reconstruction & Development
     1.000%, 12/19/22................................ GBP  34,750     45,124,325
Nordic Investment Bank
     1.500%, 08/31/22................................ NOK 100,000     11,509,658
     1.375%, 06/19/23................................ NOK 200,000     22,850,228
                                                                  --------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........              1,357,046,202
                                                                  --------------

                                                              FACE
                                                             AMOUNT^      VALUE+
                                                            --------- --------------
                                                              (000)
SWEDEN -- (7.4%)
Kommuninvest I Sverige AB
         0.250%, 06/01/22.............................. SEK 2,395,000 $  253,870,530
         0.750%, 02/22/23.............................. SEK 1,075,000    115,602,160
         1.000%, 11/13/23.............................. SEK   590,000     64,117,953
Skandinaviska Enskilda Banken AB
         0.300%, 02/17/22.............................. EUR    31,728     35,865,779
         1.250%, 08/05/22.............................. GBP     5,351      6,902,207
Svensk Exportkredit AB
(r)      2.728%, 12/13/21..............................        14,200     14,232,532
         1.375%, 12/15/22.............................. GBP    31,487     41,211,632
         1.375%, 12/15/23.............................. GBP     8,000     10,458,447
Svenska Handelsbanken AB
         2.375%, 01/18/22.............................. GBP     1,000      1,336,180
         0.250%, 02/28/22.............................. EUR    57,386     64,870,201
         2.625%, 08/23/22.............................. EUR    10,905     13,268,737
         2.750%, 12/05/22.............................. GBP     5,000      6,780,632
         1.125%, 12/14/22.............................. EUR    53,008     61,707,578
Sweden Government Bond
         3.500%, 06/01/22.............................. SEK 2,005,000    236,871,692
(OMEGA)  1.500%, 11/13/23.............................. SEK 1,427,000    162,618,935
                                                                      --------------
TOTAL SWEDEN...........................................                1,089,715,195
                                                                      --------------
UNITED KINGDOM -- (0.3%)
Transport for London
         2.250%, 08/09/22.............................. GBP    29,447     39,488,964
                                                                      --------------
UNITED STATES -- (10.6%)
3M Co.
         0.375%, 02/15/22.............................. EUR    55,027     62,457,206
         0.950%, 05/15/23.............................. EUR     6,000      6,977,845
Apple, Inc.
         2.250%, 02/23/21..............................           427        425,051
         2.500%, 02/09/22..............................        45,978     45,900,073
#        2.300%, 05/11/22..............................        24,150     23,964,769
         1.000%, 11/10/22.............................. EUR    27,825     32,398,236
Berkshire Hathaway, Inc.
         2.200%, 03/15/21..............................         9,102      9,061,599
#        3.400%, 01/31/22..............................        15,319     15,726,477
         0.625%, 01/17/23.............................. EUR    13,273     15,209,769
         0.750%, 03/16/23.............................. EUR    21,058     24,161,469
Chevron Corp.
         2.498%, 03/03/22..............................        74,257     74,009,431
Cisco Systems, Inc.
         1.850%, 09/20/21..............................        68,959     67,864,910
Coca-Cola Co. (The)
         3.300%, 09/01/21..............................        20,624     21,023,444
         2.200%, 05/25/22..............................        30,592     30,285,908
         1.125%, 09/22/22.............................. EUR    28,226     32,952,679
         0.750%, 03/09/23.............................. EUR    42,770     49,256,955
International Business Machines Corp.
#        2.500%, 01/27/22..............................        61,852     61,439,101

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
UNITED STATES -- (Continued)
Johnson & Johnson
     0.250%, 01/20/22.................................. EUR  38,623 $ 43,809,783
Merck & Co., Inc.
     1.125%, 10/15/21.................................. EUR  18,277   21,085,718
     2.350%, 02/10/22..................................      43,588   43,408,242
Oracle Corp.
     2.250%, 01/10/21.................................. EUR   2,343    2,734,879
     1.900%, 09/15/21..................................     148,590  146,125,844
     2.500%, 05/15/22..................................      61,485   61,178,190
Pfizer, Inc.
     1.950%, 06/03/21..................................      40,901   40,502,150
     2.200%, 12/15/21..................................      56,031   55,578,409
     0.250%, 03/06/22.................................. EUR  88,008   99,697,119
Procter & Gamble Co. (The)
     2.150%, 08/11/22..................................      65,999   65,254,877
     2.000%, 08/16/22.................................. EUR  25,959   31,106,090
Toyota Motor Credit Corp.
(r)  2.754%, 10/09/20..................................      50,000   50,032,700
     1.900%, 04/08/21..................................     112,749  111,319,594
#    2.750%, 05/17/21..................................      30,633   30,737,735

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- ---------------
                                                          (000)
UNITED STATES -- (Continued)
      0.000%, 07/21/21.............................. EUR  17,741 $    19,931,307
      1.125%, 09/07/21.............................. GBP   3,352       4,369,855
      2.600%, 01/11/22..............................      71,846      71,933,652
      0.750%, 07/21/22.............................. EUR  43,550      49,983,614
      2.375%, 02/01/23.............................. EUR  13,707      16,689,160
Walmart, Inc.
      1.900%, 04/08/22.............................. EUR   5,000       5,920,767
      1.900%, 04/08/22.............................. EUR   3,500       4,144,537
                                                                 ---------------
TOTAL UNITED STATES.................................               1,548,659,144
                                                                 ---------------
TOTAL BONDS.........................................              14,668,013,729
                                                                 ---------------
                                                         SHARES
                                                         -------
SECURITIES LENDING COLLATERAL -- (0.1%)
@(S)  The DFA Short Term Investment Fund............     910,210      10,532,043
                                                                 ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $15,100,477,235)........................             $14,678,545,772
                                                                 ===============

As of April 30, 2019, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                            UNREALIZED
                                                                             FOREIGN
                                                                             EXCHANGE
                                                               SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD       COUNTERPARTY       DATE    (DEPRECIATION)
---------------------- ---------------------- ---------------- ---------- --------------
CAD        176,541,911 USD        131,482,865 ANZ Securities    05/02/19    $  297,845
                                              State Street
EUR        119,744,026 USD        133,550,512   Bank and Trust  05/02/19       754,455
GBP        113,874,387 USD        148,225,735 Citibank, N.A.    05/03/19       274,467
USD        133,739,303 CAD        176,541,911 Citibank, N.A.    05/02/19     1,958,592
USD        136,700,439 EUR        119,744,026 Citibank, N.A.    05/02/19     2,395,471
USD          3,716,863 CAD          4,946,812 Citibank, N.A.    05/03/19        24,188
USD         18,639,930 CAD         24,841,079 HSBC Bank         05/03/19        96,672
USD         22,778,702 CAD         30,250,000 HSBC Bank         05/03/19       197,816
USD         22,857,350 CAD         30,353,743 HSBC Bank         05/03/19       199,023
                                              National
                                                Australia
USD         22,948,064 CAD         30,680,623   Bank Ltd.       05/03/19        45,728
USD         47,977,280 EUR         42,000,000 Citibank, N.A.    05/03/19       870,057
USD         47,981,115 EUR         42,000,000 JP Morgan         05/03/19       873,891
USD         50,451,961 EUR         44,169,023 JP Morgan         05/03/19       911,959
                                              State Street
USD        126,613,374 GBP         96,995,305   Bank and Trust  05/03/19       124,682
USD        105,286,402 SEK        973,916,698 Barclays Capital  05/06/19     2,712,401
                                              State Street
USD        136,694,700 EUR        120,281,263   Bank and Trust  05/06/19     1,751,610
USD        148,071,987 CAD        197,226,112 UBS AG            05/06/19       835,737
USD        126,877,159 CAD        169,370,197 Citibank, N.A.    05/07/19       432,961
USD        138,264,868 EUR        121,452,683 Citibank, N.A.    05/07/19     1,995,595
                                              State Street
USD        138,918,416 GBP        105,409,000   Bank and Trust  05/07/19     1,428,161
USD         13,429,571 GBP         10,274,035 UBS AG            05/08/19        27,912
                                              State Street
USD         15,043,810 NOK        128,302,229   Bank and Trust  05/08/19       169,199
USD         20,027,744 EUR         17,557,191 Citibank, N.A.    05/08/19       326,937
                                              Bank of America
USD         24,564,957 NOK        210,473,440   Corp.           05/08/19       163,897
USD         58,680,425 NOK        504,672,208 JP Morgan         05/08/19       171,679

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                              UNREALIZED
                                                                               FOREIGN
                                                                               EXCHANGE
                                                                 SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED         CURRENCY SOLD        COUNTERPARTY       DATE    (DEPRECIATION)
---------------------- ------------------------ ---------------- ---------- --------------
USD        102,285,281 SEK          947,310,224 Barclays Capital  05/08/19   $  2,496,838
USD        109,422,483 GBP           83,150,456 HSBC Bank         05/08/19        959,344
USD        127,009,241 EUR          111,971,492 Citibank, N.A.    05/08/19      1,366,776
USD        137,510,005 CAD          182,962,837 Citibank, N.A.    05/08/19        914,509
USD         99,371,142 DKK          656,589,852 Citibank, N.A.    05/09/19        666,105
USD        113,411,680 SEK        1,046,404,302 JP Morgan         05/09/19      3,175,587
USD        138,078,475 CAD          183,669,529 Citibank, N.A.    05/09/19        952,033
USD        138,455,333 EUR          122,292,194 Citibank, N.A.    05/09/19      1,220,018
                                                State Street
USD        142,306,314 GBP          108,868,190   Bank and Trust  05/09/19        288,818
USD         11,175,900 CAD           14,938,979 Citibank, N.A.    05/10/19         22,286
USD         28,448,978 CAD           38,033,612 Citibank, N.A.    05/10/19         52,644
USD         48,927,608 CAD           65,224,470 Citibank, N.A.    05/10/19        230,267
USD        138,577,915 EUR          122,006,557 JP Morgan         05/10/19      1,651,106
                                                Bank of America
USD          2,264,534 GBP            1,731,459   Corp.           05/13/19          5,383
                                                State Street
USD         32,719,773 GBP           25,000,000   Bank and Trust  05/13/19        100,603
                                                National
                                                  Australia
USD         98,007,242 DKK          646,551,617   Bank Ltd.       05/13/19        775,352
                                                State Street
USD        103,382,593 GBP           79,069,473   Bank and Trust  05/13/19        215,372
                                                State Street
USD        132,699,746 EUR          116,296,599   Bank and Trust  05/13/19      2,147,505
USD        108,976,586 SEK        1,007,463,586 UBS AG            05/14/19      2,799,537
USD        136,307,408 EUR          119,294,028 Citibank, N.A.    05/14/19      2,378,798
                                                Bank of America
USD        139,796,347 EUR          122,560,859   Corp.           05/15/19      2,188,310
USD         73,173,862 EUR           64,000,000 Citibank, N.A.    05/16/19      1,310,203
USD         73,297,209 EUR           64,106,761 Citibank, N.A.    05/16/19      1,313,671
USD        109,532,643 SEK        1,012,865,766 UBS AG            05/16/19      2,768,956
                                                State Street
USD        128,463,599 GBP           98,117,249   Bank and Trust  05/16/19        423,119
                                                State Street
USD         17,064,329 EUR           15,000,000   Bank and Trust  05/17/19        219,835
USD        131,331,846 EUR          114,808,031 Citibank, N.A.    05/17/19      2,406,302
USD        108,203,640 SEK          998,801,619 Citibank, N.A.    05/20/19      2,888,285
                                                State Street
USD        132,963,883 EUR          115,996,364   Bank and Trust  05/20/19      2,670,263
                                                State Street
USD         13,813,236 EUR           12,211,935   Bank and Trust  05/21/19         94,926
                                                State Street
USD         64,823,841 EUR           56,441,347   Bank and Trust  05/21/19      1,420,301
                                                State Street
USD         64,840,851 EUR           56,441,346   Bank and Trust  05/21/19      1,437,312
USD        126,036,243 SEK        1,162,902,758 UBS AG            05/21/19      3,407,841
                                                State Street
USD        140,372,905 EUR          122,484,604   Bank and Trust  05/22/19      2,767,653
                                                State Street
USD        136,273,209 EUR          119,455,447   Bank and Trust  05/23/19      2,059,514
USD        146,861,018 NOK        1,242,579,884 Barclays Capital  05/23/19      2,715,522
                                                State Street
USD        147,490,541 EUR          129,282,792   Bank and Trust  05/24/19      2,222,870
USD        110,182,770 SEK        1,023,466,363 JP Morgan         05/28/19      2,196,696
                                                State Street
USD        141,388,151 EUR          124,225,929   Bank and Trust  05/28/19      1,754,521
                                                State Street
USD         71,194,875 EUR           62,542,370   Bank and Trust  05/29/19        889,344
                                                State Street
USD         71,197,376 EUR           62,542,369   Bank and Trust  05/29/19        891,846
USD        111,198,974 DKK          736,054,429 JP Morgan         05/29/19        343,396
USD        131,047,348 NOK        1,115,350,783 JP Morgan         05/29/19      1,629,726
                                                State Street
USD        136,998,548 CAD          183,247,998   Bank and Trust  05/29/19        120,001
                                                State Street
USD         36,219,740 EUR           32,052,799   Bank and Trust  05/30/19        185,238
                                                State Street
USD         36,588,185 EUR           32,376,564   Bank and Trust  05/30/19        189,700
                                                State Street
USD         36,768,849 EUR           32,538,447   Bank and Trust  05/30/19        188,370
                                                State Street
USD         36,770,802 EUR           32,538,448   Bank and Trust  05/30/19        190,323
                                                Morgan Stanley
                                                  and Co.
USD         92,225,281 NOK          790,046,385   International   05/31/19        546,338
                                                State Street
USD        138,420,659 EUR          122,256,374   Bank and Trust  05/31/19        965,368
                                                State Street
USD        142,382,378 EUR          125,523,294   Bank and Trust  06/03/19      1,217,555
USD          1,668,848 EUR            1,462,501 Citibank, N.A.    06/04/19         23,961
USD        131,419,444 EUR          115,496,588 JP Morgan         06/04/19      1,519,432
USD        132,111,428 EUR          116,145,580 Citibank, N.A.    06/05/19      1,470,095
USD        144,282,464 EUR          126,654,456 JP Morgan         06/06/19      1,808,249
USD        143,138,260 EUR          125,213,322 JP Morgan         06/07/19      2,272,896
USD        140,901,403 EUR          123,257,833 Citibank, N.A.    06/10/19      2,199,669

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                             UNREALIZED
                                                                          FOREIGN EXCHANGE
                                                               SETTLEMENT   APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD       COUNTERPARTY       DATE     (DEPRECIATION)
---------------------- ---------------------- ---------------- ---------- ----------------
USD        133,721,718 EUR        116,993,548 Citibank, N.A.    06/11/19   $    2,057,680
                                              State Street
USD        137,582,204 EUR        119,995,465   Bank and Trust  06/12/19        2,528,035
USD         70,451,398 EUR         61,923,629 Citibank, N.A.    06/13/19          750,645
USD         70,461,956 EUR         61,923,629 Citibank, N.A.    06/13/19          761,203
USD         72,190,174 EUR         63,346,952 Citibank, N.A.    06/14/19          881,115
USD         72,194,609 EUR         63,346,953 Citibank, N.A.    06/14/19          885,550
USD        133,664,011 EUR        117,311,390 JP Morgan         06/17/19        1,573,109
                                              National
                                                Australia
USD         11,294,850 EUR         10,000,000   Bank Ltd.       06/18/19           34,014
USD        135,229,698 EUR        119,052,719 Barclays Capital  06/18/19        1,166,379
                                              National
                                                Australia
USD         30,444,997 EUR         26,938,203   Bank Ltd.       06/19/19          107,678
USD         30,455,873 EUR         26,938,202 UBS AG            06/19/19          118,556
                                              National
                                                Australia
USD         30,584,228 EUR         27,072,895   Bank Ltd.       06/19/19           95,221
USD         49,438,679 EUR         43,741,714 UBS AG            06/19/19          177,549
                                              State Street
USD         63,763,073 EUR         56,386,271   Bank and Trust  06/20/19          256,324
                                              State Street
USD         63,764,760 EUR         56,386,272   Bank and Trust  06/20/19          258,010
                                              State Street
USD        138,459,803 EUR        122,496,576   Bank and Trust  06/21/19          482,267
                                              State Street
USD         63,718,914 EUR         56,493,928   Bank and Trust  06/24/19           68,677
                                              State Street
USD         63,722,303 EUR         56,493,928   Bank and Trust  06/24/19           72,067
                                              Bank of America
USD         74,133,353 EUR         65,485,704   Corp.           06/25/19          345,870
                                              Bank of America
USD         74,139,312 EUR         65,485,704   Corp.           06/25/19          351,829
                                              Bank of America
USD         65,378,884 EUR         57,851,225   Corp.           06/26/19          188,025
                                              Bank of America
USD         65,380,620 EUR         57,851,225   Corp.           06/26/19          189,761
                                              National
                                                Australia
USD        135,668,523 EUR        120,011,435   Bank Ltd.       06/27/19          419,316
                                              State Street
USD        134,413,093 EUR        118,486,630   Bank and Trust  06/28/19          870,625
                                              State Street
USD        145,510,497 EUR        128,091,320   Bank and Trust  07/02/19        1,092,403
                                              Bank of America
USD        148,288,534 CAD        197,578,012   Corp.           07/03/19          572,178
USD        134,834,301 CAD        179,534,757 JP Morgan         07/08/19          592,670
                                              State Street
USD        135,065,662 EUR        119,038,990   Bank and Trust  07/09/19          774,831
USD        138,877,059 CAD        184,199,698 Citibank, N.A.    07/09/19        1,144,271
USD         47,641,343 EUR         42,000,000 Citibank, N.A.    07/10/19          256,152
USD         47,649,743 EUR         42,000,000 Citibank, N.A.    07/10/19          264,552
USD         47,766,527 EUR         42,104,050 Citibank, N.A.    07/10/19          263,945
                                              Bank of America
USD        142,572,487 CAD        190,319,157   Corp.           07/10/19          260,766
USD        135,600,813 CAD        180,291,492 Citibank, N.A.    07/11/19          784,285
USD        137,785,359 EUR        120,833,908 Citibank, N.A.    07/11/19        1,446,897
USD         40,523,633 EUR         35,565,990 Citibank, N.A.    07/12/19          390,719
USD         41,136,184 EUR         36,104,869 Citibank, N.A.    07/12/19          395,195
USD         41,136,903 EUR         36,104,870 Citibank, N.A.    07/12/19          395,913
USD        137,369,267 EUR        120,636,184 Citibank, N.A.    07/15/19        1,208,473
USD        137,926,217 CAD        184,104,535 Barclays Capital  07/15/19          246,056
                                              State Street
USD        134,506,462 EUR        118,108,751   Bank and Trust  07/16/19        1,187,232
                                              State Street
USD        130,163,970 EUR        114,888,783   Bank and Trust  07/17/19          468,566
                                              State Street
USD        132,664,160 CAD        176,877,781   Bank and Trust  07/22/19          367,655
                                              State Street
USD        136,210,230 EUR        120,220,241   Bank and Trust  07/22/19          439,611
                                              State Street
USD        142,792,672 EUR        126,337,559   Bank and Trust  07/26/19           65,805
                                                                           --------------
TOTAL APPRECIATION                                                         $  121,635,103
CAD         80,199,364 USD         60,159,509 UBS AG            07/03/19   $     (199,610)
                                              State Street
EUR        128,169,023 USD        143,824,869   Bank and Trust  05/03/19          (70,420)
                                              State Street
EUR         14,402,651 USD         16,302,366   Bank and Trust  05/17/19         (128,676)
EUR          4,108,582 USD          4,653,444 Citibank, N.A.    06/25/19          (24,007)
USD         12,949,705 CAD         17,400,000 UBS AG            05/03/19          (38,971)
USD         13,057,411 CAD         17,543,546 UBS AG            05/03/19          (38,417)
                                              Bank of America
USD         21,832,416 GBP         16,879,082   Corp.           05/03/19         (179,093)
USD          3,799,041 GBP          2,935,111 Citibank, N.A.    05/08/19          (29,578)
                                              National
                                                Australia
USD         14,035,062 GBP         10,853,653   Bank Ltd.       05/08/19         (122,663)
USD         19,155,265 CAD         25,780,908 Citibank, N.A.    05/10/19          (93,058)
                                              State Street
USD        143,882,450 GBP        110,396,990   Bank and Trust  05/28/19         (274,454)

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                             UNREALIZED
                                                                          FOREIGN EXCHANGE
                                                               SETTLEMENT   APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD       COUNTERPARTY       DATE     (DEPRECIATION)
---------------------- ---------------------- ---------------- ---------- ----------------
USD         18,832,629 NOK        163,013,869 HSBC Bank         05/29/19   $      (82,378)
USD         61,161,368 CAD         82,207,221 JP Morgan         05/31/19         (246,968)
USD         61,166,874 CAD         82,207,220 HSBC Bank         05/31/19         (241,461)
USD        148,414,382 GBP        113,851,293 Citibank, N.A.    05/31/19         (276,823)
USD        111,122,825 DKK        737,936,902 Citibank, N.A.    06/03/19          (67,678)
USD        144,708,906 CAD        195,308,112 Citibank, N.A.    06/03/19       (1,195,854)
USD        138,291,418 CAD        186,350,189 Citibank, N.A.    06/05/19         (928,649)
USD         36,512,569 NOK        316,371,755 JP Morgan         06/06/19         (208,648)
USD         36,517,711 NOK        316,371,755 JP Morgan         06/06/19         (203,506)
USD        131,554,016 CAD        176,398,017 ANZ Securities    06/27/19         (307,127)
USD          1,497,881 CAD          2,016,935 Citibank, N.A.    07/03/19          (10,051)
USD          4,504,640 EUR          4,020,881 Citibank, N.A.    07/12/19          (32,550)
USD          6,724,488 EUR          6,001,315 Citibank, N.A.    07/12/19          (47,438)
USD          9,145,302 EUR          8,163,608 Citibank, N.A.    07/12/19          (66,571)
USD        143,592,203 EUR        128,062,636 Citibank, N.A.    07/18/19         (986,938)
                                              State Street
USD        137,562,082 EUR        121,861,431   Bank and Trust  07/23/19          (73,503)
USD        144,413,642 EUR        128,863,468 Citibank, N.A.    07/24/19       (1,142,500)
                                              State Street
USD        135,519,650 EUR        120,641,028   Bank and Trust  07/25/19         (760,316)
                                                                           --------------
TOTAL (DEPRECIATION)                                                       $   (8,077,906)
                                                                           --------------
TOTAL APPRECIATION
  (DEPRECIATION)                                                           $  113,557,197
                                                                           ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3      TOTAL
                                --------- -------------- -------- --------------
Bonds
   Australia...................       --  $  546,947,541       -- $  546,947,541
   Austria.....................       --     399,829,282       --    399,829,282
   Belgium.....................       --     417,825,734       --    417,825,734
   Canada......................       --   2,923,348,844       --  2,923,348,844
   Denmark.....................       --     568,798,768       --    568,798,768
   Finland.....................       --     617,116,660       --    617,116,660
   France......................       --   1,355,959,778       --  1,355,959,778
   Germany.....................       --   1,436,833,086       --  1,436,833,086
   Japan.......................       --       9,715,795       --      9,715,795
   Luxembourg..................       --     498,348,570       --    498,348,570
   Netherlands.................       --   1,184,587,468       --  1,184,587,468
   New Zealand.................       --      77,695,578       --     77,695,578
   Norway......................       --     584,872,972       --    584,872,972
   Singapore...................       --      11,224,148       --     11,224,148
   Supranational Organization
     Obligations...............       --   1,357,046,202       --  1,357,046,202
   Sweden......................       --   1,089,715,195       --  1,089,715,195
   United Kingdom..............       --      39,488,964       --     39,488,964
   United States...............       --   1,548,659,144       --  1,548,659,144

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                         --------------------------------------------------
                           LEVEL 1     LEVEL 2     LEVEL 3       TOTAL
                         --------- --------------- -------- ---------------
     Securities Lending
       Collateral.......       --  $    10,532,043       -- $    10,532,043
     Forward Currency
       Contracts**......       --      113,557,197       --     113,557,197
                         --------  --------------- -------- ---------------
     TOTAL..............       --  $14,792,102,969       -- $14,792,102,969
                         ========  =============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 FACE
                                                                AMOUNT^    VALUE+
                                                                ------- ------------
                                                                 (000)
BONDS -- (99.8%)
AUSTRIA -- (2.8%)
Republic of Austria Government Bond
(OMEGA)  0.750%, 02/20/28................................. EUR   31,000 $ 36,438,003
                                                                        ------------
BELGIUM -- (6.7%)
Dexia Credit Local SA
         1.000%, 10/18/27................................. EUR   32,450   37,910,191
Kingdom of Belgium Government Bond
(OMEGA)  0.800%, 06/22/27................................. EUR    1,300    1,527,097
(OMEGA)  0.800%, 06/22/28................................. EUR    2,500    2,920,850
(OMEGA)  1.000%, 06/22/31................................. EUR   32,300   37,702,166
         1.250%, 04/22/33................................. EUR    5,000    5,947,175
                                                                        ------------
TOTAL BELGIUM.............................................                86,007,479
                                                                        ------------
CANADA -- (13.8%)
CPPIB Capital, Inc.
         1.500%, 03/04/33................................. EUR   14,000   16,928,766
Province of Alberta Canada
         2.900%, 09/20/29................................. CAD   10,300    7,941,233
         3.500%, 06/01/31................................. CAD   13,000   10,619,303
Province of British Columbia Canada
         5.700%, 06/18/29................................. CAD    7,958    7,683,685
Province of Manitoba Canada
         3.250%, 09/05/29................................. CAD   37,700   29,853,830
Province of Ontario Canada
         5.850%, 03/08/33................................. CAD   48,000   48,999,268
Province of Quebec Canada
         0.875%, 05/04/27................................. EUR   32,763   38,041,780
         0.875%, 07/05/28................................. EUR    3,000    3,460,002
Province of Saskatchewan Canada
         6.400%, 09/05/31................................. CAD   13,000   13,565,918
                                                                        ------------
TOTAL CANADA..............................................               177,093,785
                                                                        ------------
DENMARK -- (3.8%)
Denmark Government Bond
         0.500%, 11/15/27................................. DKK  310,500   48,993,908
                                                                        ------------
FINLAND -- (5.7%)
Finland Government Bond
(OMEGA)  2.750%, 07/04/28................................. EUR   26,850   37,136,643
Municipality Finance P.L.C.
         1.250%, 02/23/33................................. EUR   30,511   36,305,908
                                                                        ------------
TOTAL FINLAND.............................................                73,442,551
                                                                        ------------

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
FRANCE -- (20.0%)
Agence Francaise de Developpement
    1.000%, 01/31/28................................. EUR   28,000 $ 32,704,724
    0.875%, 05/25/31................................. EUR    5,500    6,218,875
    1.375%, 07/05/32................................. EUR    8,000    9,482,236
French Republic Government Bond OAT
    0.750%, 05/25/28................................. EUR   95,600  112,031,590
SNCF Mobilites
    5.375%, 03/18/27................................. GBP   14,566   23,928,689
    1.500%, 02/02/29................................. EUR   12,400   15,018,083
SNCF Reseau EPIC
    3.125%, 10/25/28................................. EUR    6,600    9,161,502
    5.250%, 12/07/28................................. GBP   16,713   28,215,461
    1.125%, 05/25/30................................. EUR    8,000    9,341,084
Unedic Asseo
    1.500%, 04/20/32................................. EUR    9,000   11,025,099
                                                                   ------------
TOTAL FRANCE.........................................               257,127,343
                                                                   ------------
GERMANY -- (7.5%)
Deutsche Bahn Finance GMBH
    3.125%, 07/24/26................................. GBP   15,550   22,160,511
    0.625%, 09/26/28................................. EUR    1,000    1,129,440
Kreditanstalt fuer Wiederaufbau
    2.050%, 02/16/26................................. JPY  399,000    4,132,461
    2.050%, 02/16/26................................. JPY   36,000      372,854
    0.500%, 09/15/27................................. EUR   29,900   34,473,520
    5.750%, 06/07/32................................. GBP    4,000    7,730,531
State of North Rhine-Westphalia Germany
    0.500%, 02/16/27................................. EUR    6,440    7,372,965
    0.950%, 03/13/28................................. EUR    6,000    7,086,609
    2.375%, 05/13/33................................. EUR    9,000   12,142,620
                                                                   ------------
TOTAL GERMANY........................................                96,601,511
                                                                   ------------
LUXEMBOURG -- (3.1%)
European Financial Stability Facility
    0.875%, 07/26/27................................. EUR    8,000    9,446,147
    1.250%, 05/24/33................................. EUR   25,000   29,851,736
                                                                   ------------
TOTAL LUXEMBOURG.....................................                39,297,883
                                                                   ------------
NETHERLANDS -- (3.2%)
BNG Bank NV
    0.625%, 06/19/27................................. EUR   10,125   11,659,280

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

                                                               FACE
                                                              AMOUNT^      VALUE+
                                                             --------- --------------
                                                               (000)
NETHERLANDS -- (Continued)
         0.750%, 01/11/28.............................. EUR     12,300 $   14,264,796
Nederlandse Waterschapsbank NV
         1.000%, 03/01/28.............................. EUR      7,600      9,003,836
         0.500%, 04/29/30.............................. EUR      2,500      2,768,121
Netherlands Government Bond
(OMEGA)  0.750%, 07/15/27.............................. EUR      3,000      3,573,379
                                                                       --------------
TOTAL NETHERLANDS......................................                    41,269,412
                                                                       --------------
NORWAY -- (4.8%)
Equinor ASA
         6.875%, 03/11/31.............................. GBP     15,124     29,837,276
Kommunalbanken A.S.
         0.625%, 04/20/26.............................. EUR     14,000     16,091,262
Norway Government Bond
(OMEGA)  1.500%, 02/19/26.............................. NOK     90,000     10,370,439
(OMEGA)  1.750%, 02/17/27.............................. NOK     50,000      5,836,719
                                                                       --------------
TOTAL NORWAY...........................................                    62,135,696
                                                                       --------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (14.3%)
African Development Bank
         0.875%, 05/24/28.............................. EUR      7,535      8,817,234
Asian Development Bank
         2.350%, 06/21/27.............................. JPY  3,860,000     41,611,871
Council Of Europe Development Bank
         0.750%, 01/24/28.............................. EUR      9,500     11,058,462
European Investment Bank
         1.900%, 01/26/26.............................. JPY  1,778,200     18,224,958
         2.150%, 01/18/27.............................. JPY    517,100      5,481,896
         1.375%, 05/12/28.............................. SEK     95,000     10,490,247
         6.000%, 12/07/28.............................. GBP      1,300      2,362,648
         5.625%, 06/07/32.............................. GBP      3,800      7,212,146
European Stability Mechanism
         0.750%, 03/15/27.............................. EUR     26,500     31,099,752

                                                          FACE
                                                         AMOUNT^      VALUE+
                                                        --------- --------------
                                                          (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
    0.750%, 09/05/28.............................. EUR      3,000 $    3,503,432
    1.200%, 05/23/33.............................. EUR     12,500     14,920,260
European Union
    2.875%, 04/04/28.............................. EUR     21,460     29,553,987
                                                                  --------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS......                   184,336,893
                                                                  --------------
SWEDEN -- (3.7%)
Sweden Government Bond
    2.250%, 06/01/32.............................. SEK    370,000     47,615,680
                                                                  --------------
UNITED KINGDOM -- (10.4%)
Network Rail Infrastructure Finance P.L.C.
    4.375%, 12/09/30.............................. GBP      3,200      5,399,513
Transport for London
    4.000%, 09/12/33.............................. GBP      9,346     14,814,707
United Kingdom Gilt
    4.750%, 12/07/30.............................. GBP     31,450     56,322,194
    4.250%, 06/07/32.............................. GBP     32,400     56,715,791
                                                                  --------------
TOTAL UNITED KINGDOM..............................                   133,252,205
                                                                  --------------
TOTAL BONDS.......................................                 1,283,612,349
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- (0.2%)
U.S. Treasury Notes
    2.875%, 05/15/28..............................          3,000      3,093,984
                                                                  --------------
TOTAL INVESTMENT SECURITIES.......................                 1,286,706,333
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,282,610,890)...........................                $1,286,706,333
                                                                  ==============

As of April 30, 2019, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                              UNREALIZED
                                                                                               FOREIGN
                                                                                               EXCHANGE
                                                                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD                 COUNTERPARTY                   DATE    (DEPRECIATION)
------------------  ------------------- ---------------------------------------  ---------- --------------
USD       3,972,291 GBP       3,038,064 Citibank, N.A.                            05/13/19     $  8,326
USD     118,112,036 GBP      90,270,108 State Street Bank and Trust               05/13/19      330,599
USD     138,334,770 EUR     122,538,688 State Street Bank and Trust               05/14/19      764,456
USD       1,204,213 DKK       7,934,577 Citibank, N.A.                            05/16/19       10,638
USD       6,279,319 EUR       5,591,044 Citibank, N.A.                            05/16/19        1,305
USD      48,416,822 DKK     320,126,418 State Street Bank and Trust               05/16/19      261,160

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

                                                                                               UNREALIZED
                                                                                                FOREIGN
                                                                                                EXCHANGE
                                                                                  SETTLEMENT  APPRECIATION
CURRENCY PURCHASED      CURRENCY SOLD                 COUNTERPARTY                   DATE    (DEPRECIATION)
------------------   ------------------- ---------------------------------------  ---------- --------------
USD      130,437,588 GBP      99,621,957 State Street Bank and Trust               05/16/19   $   433,503
USD      139,787,243 EUR     123,851,571 Citibank, N.A.                            05/16/19       718,070
USD       60,282,434 SEK     556,717,022 UBS AG                                    05/20/19     1,581,237
USD      146,547,633 EUR     129,136,950 State Street Bank and Trust               05/20/19     1,495,770
USD      139,110,002 EUR     122,712,582 State Street Bank and Trust               05/23/19     1,236,766
USD        7,944,508 CAD      10,572,130 Bank of America Corp.                     07/10/19        39,166
USD      108,009,221 CAD     144,216,375 National Australia Bank Ltd.              07/10/19       170,994
                                                                                              -----------
TOTAL APPRECIATION                                                                            $ 7,051,990

GBP        2,114,229 USD       2,764,799 National Australia Bank Ltd.              05/16/19   $    (5,784)
USD        5,907,787 GBP       4,577,113 Citibank, N.A.                            05/13/19       (64,278)
USD        5,390,829 EUR       4,835,991 UBS AG                                    05/14/19       (40,425)
USD        5,390,834 EUR       4,835,991 Bank of America Corp.                     05/14/19       (38,420)
USD        4,609,321 GBP       3,532,928 Citibank, N.A.                            05/16/19        (1,059)
USD        6,059,829 EUR       5,421,698 State Street Bank and Trust               05/23/19       (32,699)
USD       16,212,405 NOK     140,473,059 JP Morgan                                 06/05/19       (91,657)
USD      139,573,276 EUR     124,925,924 Citibank, N.A.                            06/05/19      (945,247)
USD        4,697,193 CAD       6,311,491 Citibank, N.A.                            07/10/19       (22,244)
USD       70,295,700 JPY   7,817,702,153 Citibank, N.A.                            07/11/19      (284,707)
                                                                                              -----------
TOTAL (DEPRECIATION)                                                                          $(1,526,520)
                                                                                              -----------
TOTAL APPRECIATION (DEPRECIATION)                                                             $ 5,525,470
                                                                                              ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                -------------------------------------------------
                                  LEVEL 1    LEVEL 2       LEVEL 3     TOTAL
                                --------- -------------- --------- --------------
Bonds
   Austria.....................    --     $   36,438,003    --     $   36,438,003
   Belgium.....................    --         86,007,479    --         86,007,479
   Canada......................    --        177,093,785    --        177,093,785
   Denmark.....................    --         48,993,908    --         48,993,908
   Finland.....................    --         73,442,551    --         73,442,551
   France......................    --        257,127,343    --        257,127,343
   Germany.....................    --         96,601,511    --         96,601,511
   Luxembourg..................    --         39,297,883    --         39,297,883
   Netherlands.................    --         41,269,412    --         41,269,412
   Norway......................    --         62,135,696    --         62,135,696
   Supranational Organization
     Obligations...............    --        184,336,893    --        184,336,893
   Sweden......................    --         47,615,680    --         47,615,680
   United Kingdom..............    --        133,252,205    --        133,252,205
U.S. Treasury Obligations......    --          3,093,984    --          3,093,984
Forward Currency Contracts**...    --          5,525,470    --          5,525,470
                                   --     --------------    --     --------------
TOTAL..........................    --     $1,292,231,803    --     $1,292,231,803
                                   ==     ==============    ==     ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA SHORT-TERM GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
AGENCY OBLIGATIONS -- (21.1%)
Federal Home Loan Bank
   1.375%, 02/18/21.......................................  20,000 $ 19,670,768
   1.750%, 03/12/21.......................................  10,000    9,896,723
   2.375%, 03/12/21.......................................  16,000   16,014,913
   1.875%, 06/11/21.......................................  20,000   19,808,941
   2.375%, 09/10/21.......................................  33,000   33,064,836
   2.250%, 03/11/22.......................................  37,550   37,493,925
   2.500%, 03/11/22.......................................  31,635   31,784,158
   2.125%, 06/10/22.......................................  56,150   55,811,867
   5.250%, 06/10/22.......................................   5,200    5,655,835
   2.000%, 09/09/22.......................................  44,730   44,303,930
   1.875%, 12/09/22.......................................  10,000    9,843,491
   2.500%, 12/09/22.......................................  92,000   92,607,871
   5.250%, 12/09/22.......................................   9,000    9,896,783
   2.125%, 03/10/23.......................................  25,250   25,095,290
   3.250%, 06/09/23.......................................  69,800   72,359,307
Tennessee Valley Authority
   3.875%, 02/15/21.......................................  22,000   22,581,132
                                                                   ------------
TOTAL AGENCY OBLIGATIONS..................................          505,889,770
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- (78.7%)
U.S. Treasury Bill
   2.410%, 05/07/19....................................... 142,000  141,943,886
   2.420%, 05/14/19....................................... 102,000  101,912,337
   2.410%, 05/21/19.......................................  83,000   82,889,852
   0.000%, 05/28/19.......................................  50,000   49,910,656
U.S. Treasury Notes
   1.000%, 08/31/19.......................................  40,000   39,804,688
   1.250%, 08/31/19....................................... 215,000  214,101,367
   1.250%, 10/31/19.......................................  39,000   38,773,008
   1.500%, 10/31/19.......................................  83,000   82,620,664
   1.000%, 11/15/19.......................................  59,000   58,545,977
   1.000%, 11/30/19.......................................  30,000   29,751,562
   1.500%, 11/30/19....................................... 100,000   99,453,125
   1.375%, 12/15/19.......................................  53,000   52,658,398
   1.625%, 12/31/19.......................................  33,000   32,816,953
   1.875%, 12/31/19.......................................  25,000   24,904,297
   1.375%, 01/15/20.......................................  43,000   42,684,219
   1.375%, 02/15/20.......................................  28,000   27,774,687
   3.625%, 02/15/20.......................................  88,700   89,510,773
   1.375%, 02/29/20.......................................  10,000    9,914,453
   1.375%, 03/31/20.......................................  82,000   81,234,453
   1.125%, 04/30/20.......................................  56,000   55,306,563
   1.875%, 06/30/20....................................... 102,000  101,422,266
   2.000%, 09/30/20....................................... 127,000  126,414,609
   1.750%, 10/31/20.......................................  60,000   59,505,468
   1.625%, 11/30/20....................................... 181,000  179,055,664

DFA SHORT-TERM GOVERNMENT PORTFOLIO

CONTINUED

                                                         FACE
                                                        AMOUNT^      VALUE+
                                                       --------- --------------
                                                         (000)
   3.625%, 02/15/21...................................    60,000 $   61,387,500
                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS.......................            1,884,297,425
                                                                 --------------
TOTAL INVESTMENT SECURITIES...........................            2,390,187,195
                                                                 --------------

                                                        SHARES
                                                       ---------
TEMPORARY CASH INVESTMENTS -- (0.2%)
   State Street Institutional U.S. Government Money
     Market Fund 2.370%............................... 5,931,227      5,931,227
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,402,178,563)...............................           $2,396,118,422
                                                                 ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                            ------------------------------------------------
                             LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                            ---------- -------------- ------- --------------
    Agency Obligations.....         -- $  505,889,770   --    $  505,889,770
    U.S. Treasury
      Obligations..........         --  1,884,297,425   --     1,884,297,425
    Temporary Cash
      Investments.......... $5,931,227             --   --         5,931,227
                            ---------- --------------   --    --------------
    TOTAL.................. $5,931,227 $2,390,187,195   --    $2,396,118,422
                            ========== ==============   ==    ==============


                See accompanying Notes to Financial Statements.

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 AGENCY OBLIGATIONS -- (35.5%)
 Federal Farm Credit Bank
    5.350%, 08/07/20......................................   4,693 $  4,867,725
    3.650%, 12/21/20......................................  30,822   31,469,829
    5.250%, 03/02/21......................................   4,273    4,496,045
    5.220%, 02/22/22......................................   3,503    3,775,229
    5.210%, 12/19/22......................................  14,851   16,314,885
    5.250%, 03/06/23......................................   4,203    4,642,810
    5.220%, 05/15/23......................................  33,694   37,344,400
    3.500%, 12/20/23......................................   6,000    6,303,196
 Federal Home Loan Bank
    5.250%, 12/11/20......................................   5,290    5,531,870
    5.000%, 03/12/21......................................   3,645    3,821,061
    2.250%, 06/11/21......................................  49,035   48,965,966
    3.625%, 06/11/21......................................   7,030    7,220,151
    5.625%, 06/11/21......................................  15,905   16,962,928
    2.375%, 09/10/21......................................  27,565   27,619,157
    3.000%, 09/10/21......................................  21,875   22,214,747
    2.625%, 12/10/21......................................  75,370   76,015,647
    5.000%, 12/10/21......................................  31,875   34,031,497
    2.250%, 03/11/22......................................   7,005    6,994,539
    2.500%, 03/11/22......................................   7,705    7,741,329
    5.250%, 06/10/22......................................   5,780    6,286,679
    5.750%, 06/10/22......................................  13,660   15,061,331
    2.000%, 09/09/22......................................  11,365   11,256,744
    5.375%, 09/30/22......................................  44,400   48,827,037
    5.250%, 12/09/22......................................  10,510   11,557,243
    2.125%, 03/10/23......................................  10,000    9,938,729
    4.750%, 03/10/23......................................  34,465   37,529,728
    3.250%, 06/09/23......................................  24,520   25,419,057
    2.500%, 12/08/23......................................  25,000   25,156,124
    3.250%, 03/08/24......................................  20,000   20,800,729
    2.875%, 06/14/24......................................  61,000   62,425,651
    5.375%, 08/15/24......................................  29,950   34,225,647
    5.365%, 09/09/24......................................   1,400    1,605,307
    2.875%, 09/13/24......................................  71,500   73,174,494
    2.750%, 12/13/24......................................  20,000   20,344,000
    3.125%, 06/13/25......................................  11,480   11,808,295
    3.125%, 09/12/25......................................  43,715   45,080,314
    4.375%, 03/13/26......................................  14,080   15,489,384
    5.750%, 06/12/26......................................   8,080    9,690,081
    3.000%, 09/11/26......................................  60,885   62,056,809
    2.500%, 12/10/27......................................  43,230   42,447,349
    3.000%, 03/10/28......................................  29,640   30,172,394
    3.250%, 06/09/28...................................... 147,850  153,292,679
    3.250%, 11/16/28......................................  66,000   68,891,487
 Tennessee Valley Authority
    3.875%, 02/15/21......................................  74,241   76,202,084
    1.875%, 08/15/22......................................  89,450   88,054,563
    2.875%, 09/15/24...................................... 122,775  125,420,568

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
   6.750%, 11/01/25.....................................  47,282 $   58,904,699
   2.875%, 02/01/27..................................... 135,706    136,942,910
   7.125%, 05/01/30.....................................  85,000    118,289,075
                                                                 --------------
TOTAL AGENCY OBLIGATIONS................................          1,812,684,202
                                                                 --------------
U.S. TREASURY OBLIGATIONS -- (64.0%)
U.S. Treasury Bonds
   7.500%, 11/15/24.....................................  92,352    116,988,124
   6.875%, 08/15/25.....................................  71,630     90,339,909
   6.000%, 02/15/26.....................................  58,833     72,033,165
   6.750%, 08/15/26.....................................  90,183    116,138,537
   6.625%, 02/15/27.....................................  98,828    128,035,659
   6.125%, 11/15/27.....................................  20,000     25,594,531
   5.250%, 11/15/28.....................................  95,132    117,224,300
   2.625%, 02/15/29.....................................  70,000     70,721,875
   6.125%, 08/15/29.....................................  75,528    100,183,761
   6.250%, 05/15/30..................................... 171,289    232,297,868
   5.375%, 02/15/31..................................... 187,000    240,550,665
U.S. Treasury Notes
   2.000%, 10/31/21.....................................       2          1,789
   1.625%, 10/31/23.....................................  74,000     71,947,656
   2.750%, 11/15/23.....................................  28,000     28,566,563
   2.750%, 02/15/24..................................... 115,538    117,979,847
   2.500%, 05/15/24.....................................  75,000     75,744,141
   2.125%, 07/31/24.....................................  11,000     10,905,039
   2.250%, 11/15/24.....................................  85,500     85,169,355
   2.250%, 12/31/24.....................................  45,000     44,822,461
   2.500%, 01/31/25.....................................  50,000     50,458,985
   2.000%, 02/15/25.....................................  66,000     64,793,437
   2.125%, 05/15/25.....................................  80,000     78,946,875
   2.000%, 08/15/25..................................... 144,000    140,889,375
   2.250%, 11/15/25..................................... 112,000    111,103,125
   1.625%, 02/15/26..................................... 141,000    134,225,390
   1.625%, 05/15/26..................................... 103,000     97,833,906
   1.500%, 08/15/26..................................... 183,000    171,834,142
   2.000%, 11/15/26..................................... 184,300    178,929,384
   2.250%, 02/15/27..................................... 161,500    159,367,696
   2.250%, 08/15/27..................................... 146,000    143,718,750
   2.250%, 11/15/27.....................................  52,000     51,122,500
   2.750%, 02/15/28.....................................   5,000      5,107,227
   2.875%, 05/15/28..................................... 130,000    134,072,656
                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS.........................          3,267,648,693
                                                                 --------------
TOTAL INVESTMENT SECURITIES.............................          5,080,332,895
                                                                 --------------

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

                                                        SHARES       VALUE+
                                                      ---------- --------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
   State Street Institutional U.S. Government Money
     Market Fund 2.370%.............................. 26,185,223 $   26,185,223
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,095,264,655)..............................            $5,106,518,118
                                                                 ==============


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                           -------------------------------------------------
                             LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                           ----------- -------------- ------- --------------
   Agency Obligations.....          -- $1,812,684,202   --    $1,812,684,202
   U.S. Treasury
     Obligations..........          --  3,267,648,693   --     3,267,648,693
   Temporary Cash
     Investments.......... $26,185,223             --   --        26,185,223
                           ----------- --------------   --    --------------
   TOTAL.................. $26,185,223 $5,080,332,895   --    $5,106,518,118
                           =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
BONDS -- (96.4%)
Abbott Ireland Financing DAC
         0.875%, 09/27/23.................................. EUR  23,016  $26,546,375
AbbVie, Inc.
         2.500%, 05/14/20..................................      24,891   24,809,702
         2.900%, 11/06/22..................................       1,252    1,247,792
ABN AMRO Bank NV
         0.500%, 07/17/23.................................. EUR  17,291   19,645,072
Aetna, Inc.
         2.750%, 11/15/22..................................       2,000    1,974,938
Aflac, Inc.
         3.625%, 06/15/23..................................         706      729,346
Agence Francaise de Developpement
         1.625%, 01/21/20..................................      12,892   12,807,712
Agilent Technologies, Inc.
#        5.000%, 07/15/20..................................       1,690    1,734,393
Airbus Finance BV
(OMEGA)  2.700%, 04/17/23..................................       7,000    6,954,781
Alimentation Couche-Tard, Inc.
(OMEGA)  2.700%, 07/26/22..................................       3,000    2,962,718
Allergan Finance LLC
         3.250%, 10/01/22..................................      18,630   18,606,307
Allergan Funding SCS
         3.450%, 03/15/22..................................      12,220   12,283,203
Altria Group, Inc.
         2.625%, 01/14/20..................................       1,025    1,022,980
Ameren Corp.
         2.700%, 11/15/20..................................       1,000      996,880
American Express Co.
         2.500%, 08/01/22..................................       1,220    1,207,302
         2.650%, 12/02/22..................................      12,256   12,188,082
American Express Credit Corp.
         2.600%, 09/14/20..................................      13,925   13,906,530
American Honda Finance Corp.
         1.375%, 11/10/22.................................. EUR   5,000    5,854,475
         0.550%, 03/17/23.................................. EUR   4,193    4,768,053
American International Group, Inc.
         2.300%, 07/16/19..................................       4,616    4,611,719
         3.375%, 08/15/20..................................       3,000    3,021,585
         6.400%, 12/15/20..................................      11,283   11,904,950
         1.500%, 06/08/23.................................. EUR   5,600    6,500,313
Ameriprise Financial, Inc.
         5.300%, 03/15/20..................................       6,957    7,111,033
AmerisourceBergen Corp.
         3.500%, 11/15/21..................................       2,000    2,024,184

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
Amgen, Inc.
    2.200%, 05/22/19..................................       6,690  $ 6,688,600
    3.450%, 10/01/20..................................       4,990    5,040,412
    4.100%, 06/15/21..................................       5,000    5,121,405
    2.650%, 05/11/22..................................       2,200    2,188,457
Anheuser-Busch InBev SA
    0.625%, 03/17/20.................................. EUR   3,000    3,386,633
    0.800%, 04/20/23.................................. EUR   5,000    5,769,749
Anthem, Inc.
    2.250%, 08/15/19..................................       6,431    6,421,227
ANZ New Zealand International, Ltd.
    0.400%, 03/01/22.................................. EUR   9,750   11,024,107
AP Moller - Maersk A.S.
    1.500%, 11/24/22.................................. EUR     540      628,957
Apache Corp.
#   3.250%, 04/15/22..................................      24,345   24,546,927
    2.625%, 01/15/23..................................         722      705,599
Apple, Inc.
    2.250%, 02/23/21..................................       4,000    3,981,739
#   2.850%, 05/06/21..................................      29,000   29,182,428
    1.550%, 08/04/21..................................      10,000    9,790,666
    2.500%, 02/09/22..................................      12,191   12,170,338
    2.300%, 05/11/22..................................      11,657   11,567,591
Applied Materials, Inc.
    2.625%, 10/01/20..................................       1,590    1,590,796
ArcelorMittal
    0.950%, 01/17/23.................................. EUR  10,000   11,312,755
ASB Finance, Ltd.
    0.500%, 06/10/22.................................. EUR   2,200    2,493,519
Asian Development Bank
    1.625%, 03/16/21..................................       6,000    5,920,734
Associated Banc-Corp
    2.750%, 11/15/19..................................         447      446,726
Assurant, Inc.
    4.000%, 03/15/23..................................       8,305    8,423,483
AstraZeneca P.L.C.
    2.375%, 11/16/20..................................      23,256   23,115,103
AT&T, Inc.
    4.600%, 02/15/21..................................       8,793    9,039,221
    3.800%, 03/15/22..................................      11,600   11,895,630
    2.500%, 03/15/23.................................. EUR  12,000   14,564,450
Australia & New Zealand Banking Group, Ltd.
    2.250%, 06/13/19..................................      10,154   10,149,894
#   2.700%, 11/16/20..................................       1,000    1,000,023
    3.300%, 03/07/22.................................. AUD  19,300   14,099,269
    2.625%, 05/19/22..................................      10,000    9,949,374
Autodesk, Inc.........................................
    3.125%, 06/15/20..................................      14,337   14,379,963

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
         3.600%, 12/15/22..................................       1,000  $ 1,014,293
AutoZone, Inc.
         2.875%, 01/15/23..................................      22,501   22,389,839
Avnet, Inc.
#        4.875%, 12/01/22..................................       4,291    4,496,628
Banco Santander SA
#        3.848%, 04/12/23..................................      25,400   25,915,550
Bank of America Corp.
         2.625%, 10/19/20..................................       5,000    5,003,235
         5.700%, 01/24/22..................................      21,571   23,236,594
         3.228%, 06/22/22.................................. CAD   4,130    3,159,973
         3.300%, 01/11/23..................................         563      569,121
Bank of Montreal
         1.900%, 08/27/21..................................      32,954   32,440,425
Bank of New York Mellon Corp. (The)
         5.450%, 05/15/19..................................         809      809,836
         2.150%, 02/24/20..................................      15,585   15,528,895
Bank of Nova Scotia (The)
         2.350%, 10/21/20..................................       1,315    1,309,099
         2.450%, 03/22/21..................................      37,679   37,529,431
         2.700%, 03/07/22..................................       3,605    3,601,371
Barclays P.L.C.
         2.750%, 11/08/19..................................      25,424   25,375,923
         1.500%, 04/01/22.................................. EUR   1,764    2,045,116
Barclays PLC
         3.200%, 08/10/21..................................      12,000   11,983,284
BAT International Finance P.L.C.
(OMEGA)  3.250%, 06/07/22..................................       7,350    7,359,341
         2.375%, 01/19/23.................................. EUR  12,041   14,482,739
         0.875%, 10/13/23.................................. EUR   2,000    2,275,864
Baxalta, Inc.
#        2.875%, 06/23/20..................................       1,198    1,196,705
Bayer Capital Corp. BV
         1.250%, 11/13/23.................................. EUR  16,000   18,622,015
Bayer U.S. Finance II LLC
(OMEGA)  2.125%, 07/15/19..................................       2,236    2,230,281
Bayer U.S. Finance LLC
(OMEGA)  2.375%, 10/08/19..................................       5,616    5,597,705
BB&T Corp.
         2.050%, 05/10/21..................................       3,500    3,449,696
Beam Suntory, Inc.
         3.250%, 06/15/23..................................      10,000    9,911,895
Berkshire Hathaway, Inc.
         2.200%, 03/15/21..................................       8,295    8,258,181
BHP Billiton Finance, Ltd.
         2.250%, 09/25/20.................................. EUR   3,850    4,462,004
Biogen, Inc.
         2.900%, 09/15/20..................................      19,046   19,040,235
         3.625%, 09/15/22..................................       6,426    6,545,319
BlackRock, Inc.
         4.250%, 05/24/21..................................       2,850    2,944,100
BMW Finance NV
         0.375%, 07/10/23.................................. EUR   3,000    3,380,421

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
         0.625%, 10/06/23.................................. EUR   8,925  $10,147,166
BMW US Capital LLC
         0.625%, 04/20/22.................................. EUR   2,000    2,280,748
BNG Bank NV
         4.375%, 02/16/21..................................      11,000   11,370,084
         1.625%, 04/19/21..................................      46,168   45,468,647
(OMEGA)  2.375%, 02/01/22..................................      29,000   28,992,924
         2.375%, 02/01/22..................................      41,400   41,389,898
         2.500%, 01/23/23..................................      10,000   10,032,040
         0.050%, 07/11/23.................................. EUR   4,000    4,523,101
BNP Paribas SA
         2.875%, 10/24/22.................................. EUR   5,000    6,156,662
         1.125%, 11/22/23.................................. EUR  12,000   13,817,895
Booking Holdings, Inc.
         0.800%, 03/10/22.................................. EUR   7,866    9,009,071
BP Capital Markets America, Inc.
         2.112%, 09/16/21..................................       1,000      989,157
BP Capital Markets P.L.C.
         2.315%, 02/13/20..................................      13,156   13,115,339
#        2.500%, 11/06/22..................................       2,000    1,984,975
         1.109%, 02/16/23.................................. EUR   5,000    5,821,976
         1.117%, 01/25/24.................................. EUR   2,650    3,093,126
BPCE SA
         2.250%, 01/27/20..................................      11,575   11,528,700
         2.750%, 12/02/21..................................       1,000      997,474
         1.125%, 12/14/22.................................. EUR   2,500    2,912,399
         1.125%, 01/18/23.................................. EUR   1,600    1,840,929
         0.625%, 09/26/23.................................. EUR  10,000   11,383,606
British Telecommunications P.L.C.
         0.500%, 06/23/22.................................. EUR   1,600    1,807,313
         1.125%, 03/10/23.................................. EUR   8,850   10,214,064
         0.875%, 09/26/23.................................. EUR  13,000   14,814,479
Broadcom Corp. / Broadcom Cayman Finance Ltd.
#        2.375%, 01/15/20..................................       1,000      995,683
         3.000%, 01/15/22..................................       9,465    9,410,282
Caisse d'Amortissement de la Dette Sociale
         2.000%, 04/17/20..................................      17,000   16,923,670
         2.000%, 03/22/21..................................      25,435   25,229,587
         0.125%, 11/25/22.................................. EUR  26,900   30,581,080
Canada Housing Trust No. 1
(OMEGA)  1.750%, 06/15/22.................................. CAD  20,000   14,922,445
Canadian Imperial Bank of Commerce
         0.750%, 03/22/23.................................. EUR  23,000   26,406,392
Canadian Natural Resources, Ltd.
         2.950%, 01/15/23..................................      12,000   11,907,383
Canadian Pacific Railway Co.
         7.250%, 05/15/19..................................       2,033    2,036,199

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
Capital One Bank USA NA
          2.300%, 06/05/19.................................................      1,968  $ 1,967,896
CBS Corp.
          3.375%, 03/01/22.................................................      5,000    5,061,892
Celgene Corp.
          3.550%, 08/15/22.................................................      9,995   10,186,076
Chevron Corp.
          1.961%, 03/03/20.................................................        358      356,051
          1.991%, 03/03/20.................................................      1,500    1,492,821
          2.419%, 11/17/20.................................................     13,651   13,633,175
          2.100%, 05/16/21.................................................     25,500   25,277,756
          2.498%, 03/03/22.................................................     10,030    9,996,560
Chubb INA Holdings, Inc.
          2.300%, 11/03/20.................................................      7,229    7,193,140
          2.875%, 11/03/22.................................................      3,000    3,021,377
Church & Dwight Co., Inc.
          2.875%, 10/01/22.................................................      7,000    7,014,260
Cisco Systems, Inc.
          2.450%, 06/15/20.................................................        895      894,434
          2.200%, 02/28/21.................................................     57,736   57,400,814
          1.850%, 09/20/21.................................................     20,960   20,627,453
Citigroup, Inc.
          0.750%, 10/26/23................................................. EUR 14,478   16,502,961
Citizens Bank N.A.
#         2.450%, 12/04/19.................................................      2,175    2,171,369
Citizens Bank NA
#         2.650%, 05/26/22.................................................      8,635    8,557,666
CNA Financial Corp.
          5.875%, 08/15/20.................................................      1,000    1,038,462
Coca-Cola Co. (The)
#         1.875%, 10/27/20.................................................     16,673   16,534,582
#         3.150%, 11/15/20.................................................      1,020    1,030,647
          1.550%, 09/01/21.................................................      2,500    2,448,801
          3.300%, 09/01/21.................................................     14,000   14,271,151
#         2.200%, 05/25/22.................................................     20,425   20,220,635
Coca-Cola European Partners P.L.C.
          2.625%, 11/06/23................................................. EUR  4,620    5,729,769
Coca-Cola European Partners US LLC
          3.500%, 09/15/20.................................................      4,591    4,626,987
Comcast Corp.
#         3.125%, 07/15/22.................................................      5,725    5,802,561
Comerica, Inc.
          2.125%, 05/23/19.................................................      2,057    2,056,337
Commonwealth Bank of Australia
          2.300%, 09/06/19.................................................     24,025   23,997,912
(OMEGA)   2.250%, 03/10/20.................................................      5,000    4,982,008
          2.400%, 11/02/20.................................................     10,000    9,960,308
          2.900%, 07/12/21................................................. AUD  5,000    3,598,986
#(OMEGA)  2.000%, 09/06/21.................................................      5,000    4,905,876
          3.250%, 01/17/22................................................. AUD  5,000    3,642,936
(OMEGA)   2.750%, 03/10/22.................................................     11,500   11,490,726
          3.250%, 03/31/22................................................. AUD  3,200    2,335,691

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
Conagra Brands, Inc.
          3.200%, 01/25/23.................................................        939  $   944,755
Constellation Brands, Inc.
          2.700%, 05/09/22.................................................      4,935    4,903,549
#         3.200%, 02/15/23.................................................      5,191    5,218,466
Cooperatieve Rabobank UA
          2.500%, 01/19/21.................................................     15,935   15,875,427
          0.125%, 10/11/21................................................. EUR  2,750    3,103,577
          2.750%, 01/10/22.................................................      5,928    5,918,293
          4.000%, 01/11/22................................................. EUR  2,500    3,112,750
          3.875%, 02/08/22.................................................     17,836   18,352,432
          4.750%, 06/06/22................................................. EUR  3,000    3,863,496
          0.500%, 12/06/22................................................. EUR  3,496    4,009,643
Corning, Inc.
          4.250%, 08/15/20.................................................      2,850    2,904,074
Costco Wholesale Corp.
          1.700%, 12/15/19.................................................          2        1,989
Cox Communications, Inc.
(OMEGA)   3.250%, 12/15/22.................................................        770      775,244
CPPIB Capital, Inc.
(OMEGA)   1.250%, 09/20/19.................................................     13,895   13,825,636
#(OMEGA)  2.250%, 01/25/22.................................................     25,400   25,263,546
          2.250%, 01/25/22.................................................     36,750   36,552,572
Credit Agricole SA
          0.750%, 12/05/23................................................. EUR  2,000    2,293,915
Credit Suisse AG
          2.300%, 05/28/19.................................................      9,827    9,824,936
Credit Suisse Group Funding Guernsey, Ltd.
          1.250%, 04/14/22................................................. EUR 10,220   11,814,779
CVS Health Corp.
          2.250%, 08/12/19.................................................      4,770    4,762,171
          2.750%, 12/01/22.................................................      2,120    2,090,613
Daimler AG
          1.400%, 01/12/24................................................. EUR  1,355    1,595,444
Daimler Finance North America LLC
(OMEGA)   2.250%, 03/02/20.................................................      9,750    9,707,248
#(OMEGA)  2.850%, 01/06/22.................................................      3,000    2,993,193
Daiwa Securities Group, Inc.
(OMEGA)   3.129%, 04/19/22.................................................     11,000   11,008,130
Danone SA
#(OMEGA)  2.077%, 11/02/21.................................................      5,000    4,912,974
Danske Bank A.S.
(OMEGA)   2.750%, 09/17/20.................................................     15,822   15,676,408
Denmark Government Bond
          1.500%, 11/15/23................................................. DKK 45,000    7,349,759
Deutsche Bank AG
          3.125%, 01/13/21.................................................      4,900    4,825,489
          2.375%, 01/11/23................................................. EUR  7,600    8,785,626
Deutsche Telekom International Finance BV
          6.000%, 07/08/19.................................................      3,099    3,116,137
(OMEGA)   1.950%, 09/19/21.................................................      2,535    2,480,525

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
Dexia Credit Local SA
          0.625%, 01/21/22................................................. EUR    750  $   858,152
          0.250%, 06/02/22................................................. EUR  8,000    9,062,434
          0.750%, 01/25/23................................................. EUR  1,200    1,385,323
Discovery Communications LLC
          2.750%, 11/15/19.................................................      9,864    9,840,898
          3.300%, 05/15/22.................................................      6,000    6,053,988
          3.500%, 06/15/22.................................................     10,000   10,124,596
          3.250%, 04/01/23.................................................      1,489    1,488,534
Dollar General Corp.
          3.250%, 04/15/23.................................................      8,009    8,053,934
Dominion Energy Gas
          Holdings LLC
          2.800%, 11/15/20.................................................      5,000    5,005,891
Dow Chemical Co. (The)
          4.250%, 11/15/20.................................................      7,657    7,798,865
          3.000%, 11/15/22.................................................      9,897    9,908,876
DTE Energy Co.
          2.400%, 12/01/19.................................................     18,342   18,299,419
Duke Energy Corp.
          5.050%, 09/15/19.................................................        586      590,407
DXC Technology Co.
          4.450%, 09/18/22.................................................      1,250    1,301,976
E*TRADE Financial Corp.
          2.950%, 08/24/22.................................................      4,060    4,054,560
Eastman Chemical Co.
          2.700%, 01/15/20.................................................      1,166    1,165,137
Eaton Corp.
          2.750%, 11/02/22.................................................      1,285    1,283,655
eBay, Inc.
          2.200%, 08/01/19.................................................      4,184    4,177,780
          3.800%, 03/09/22.................................................      1,636    1,678,453
Electricite de France SA
#(OMEGA)  2.350%, 10/13/20.................................................      1,500    1,491,093
          2.750%, 03/10/23................................................. EUR 11,700   14,484,078
Electronic Arts, Inc.
          3.700%, 03/01/21.................................................     11,879   12,059,407
EMD Finance LLC
(OMEGA)   2.400%, 03/19/20.................................................      1,755    1,747,721
Enbridge, Inc.
#         2.900%, 07/15/22.................................................     18,189   18,148,009
          3.190%, 12/05/22................................................. CAD  5,000    3,818,877
Enel Finance International NV
#(OMEGA)  2.875%, 05/25/22.................................................      2,200    2,174,374
          5.000%, 09/14/22................................................. EUR  2,000    2,623,321
Energy Transfer L.P.
          4.650%, 06/01/21.................................................      1,180    1,220,624
Energy Transfer Partners L.P.
#         3.600%, 02/01/23.................................................      2,000    2,009,179
Eni SpA
          1.750%, 01/18/24................................................. EUR  3,406    4,097,314
Enterprise Products Operating LLC
#         5.250%, 01/31/20.................................................      1,788    1,817,409

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
         3.350%, 03/15/23.................................................      6,000  $ 6,079,345
EQT Corp.
         4.875%, 11/15/21.................................................      3,500    3,644,009
Equifax, Inc.
         3.950%, 06/15/23.................................................     10,000   10,268,752
Equinor ASA
         2.250%, 11/08/19.................................................      4,000    3,989,107
         2.900%, 11/08/20.................................................      2,780    2,793,306
         3.150%, 01/23/22.................................................      2,692    2,731,729
ERAC USA Finance LLC
(OMEGA)  2.350%, 10/15/19.................................................         77       76,855
European Financial Stability Facility
         0.000%, 11/17/22................................................. EUR 47,387   53,641,130
         0.500%, 01/20/23................................................. EUR 31,000   35,745,531
European Investment Bank
         1.250%, 12/16/19.................................................     10,000    9,925,807
         1.625%, 03/16/20.................................................     10,000    9,924,957
         1.375%, 06/15/20.................................................      6,000    5,931,491
         2.875%, 09/15/20.................................................      9,000    9,052,983
         1.625%, 12/15/20.................................................      8,000    7,905,292
         2.000%, 03/15/21.................................................      5,000    4,967,897
         1.625%, 06/15/21.................................................     10,000    9,852,920
         1.375%, 09/15/21.................................................     48,000   46,947,079
European Stability Mechanism
         0.000%, 10/18/22................................................. EUR 14,800   16,757,253
         0.100%, 07/31/23................................................. EUR  7,000    7,949,046
Eversource Energy
         2.500%, 03/15/21.................................................      5,500    5,471,414
Exelon Corp.
         2.850%, 06/15/20.................................................      1,399    1,399,363
         2.450%, 04/15/21.................................................        447      442,617
Exelon Generation Co. LLC
#        2.950%, 01/15/20.................................................      7,064    7,066,493
         3.400%, 03/15/22.................................................      1,600    1,623,596
Export Development Canada
#        1.375%, 10/21/21.................................................     12,800   12,494,522
Express Scripts Holding Co.
         2.250%, 06/15/19.................................................      9,876    9,868,212
         3.900%, 02/15/22.................................................      1,000    1,024,397
Exxon Mobil Corp.
         2.222%, 03/01/21.................................................     46,895   46,727,315
         2.397%, 03/06/22.................................................      1,035    1,033,182
FedEx Corp.
#        2.300%, 02/01/20.................................................      3,741    3,726,930
         1.000%, 01/11/23................................................. EUR 19,955   22,993,361
Fidelity National Information Services, Inc.
         3.625%, 10/15/20.................................................      6,415    6,474,039
         2.250%, 08/15/21.................................................      3,094    3,058,811
Fluor Corp.
         1.750%, 03/21/23................................................. EUR  3,671    4,318,250
FMS Wertmanagement
         2.250%, 02/03/20.................................................     12,600   12,580,974
         1.375%, 06/08/21.................................................     10,000    9,799,310

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
Fortune Brands Home & Security, Inc.
          3.000%, 06/15/20.................................................      6,500  $ 6,512,802
French Republic Government Bond OAT
          2.250%, 10/25/22................................................. EUR 20,800   25,517,066
          1.750%, 05/25/23................................................. EUR 30,000   36,563,685
GATX Corp.
          4.750%, 06/15/22.................................................     12,125   12,575,343
GE Capital European Funding Un, Ltd. Co.
          4.350%, 11/03/21................................................. EUR  2,463    3,039,327
          0.800%, 01/21/22................................................. EUR  1,750    1,990,327
General Mills, Inc.
          1.000%, 04/27/23................................................. EUR  5,922    6,838,227
General Motors Financial Co., Inc.
          3.200%, 07/06/21.................................................     12,709   12,702,477
          3.450%, 01/14/22.................................................     14,123   14,223,526
Gilead Sciences, Inc.
          4.500%, 04/01/21.................................................      1,198    1,234,070
GlaxoSmithKline Capital P.L.C
          0.625%, 12/02/19................................................. EUR  5,749    6,478,130
GlaxoSmithKline Capital P.L.C.
          2.850%, 05/08/22.................................................      2,000    2,005,215
GlaxoSmithKline Capital, Inc.
          2.800%, 03/18/23.................................................      5,700    5,689,345
Goldman Sachs Group, Inc. (The)
          2.550%, 10/23/19.................................................      1,955    1,954,021
#         2.750%, 09/15/20.................................................     10,000   10,001,737
          2.625%, 04/25/21.................................................        502      500,533
          5.750%, 01/24/22.................................................      5,000    5,363,310
          3.250%, 02/01/23................................................. EUR  6,360    7,853,701
Harley-Davidson Financial Services, Inc.
#(OMEGA)  2.150%, 02/26/20.................................................     21,047   20,894,444
(OMEGA)   2.550%, 06/09/22.................................................     11,012   10,773,238
Harris Corp.
          2.700%, 04/27/20.................................................      4,247    4,240,458
Hartford Financial Services Group, Inc. (The)
#         5.500%, 03/30/20.................................................      4,600    4,708,803
Hewlett Packard Enterprise Co.
          3.600%, 10/15/20.................................................     10,000   10,094,053
HP, Inc.
          4.300%, 06/01/21.................................................      1,000    1,027,735
HSBC USA, Inc.
          2.375%, 11/13/19.................................................      1,683    1,679,920
#         2.350%, 03/05/20.................................................      5,500    5,484,572
Humana, Inc.
          2.625%, 10/01/19.................................................      3,845    3,840,775

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
Iberdrola Finance Ireland DAC
(OMEGA)  5.000%, 09/11/19.................................................      6,662  $ 6,708,943
Iberdrola International BV
         1.750%, 09/17/23................................................. EUR    500      600,927
ING Bank NV
(OMEGA)  2.750%, 03/22/21.................................................      6,000    5,991,349
ING Groep NV
         1.000%, 09/20/23................................................. EUR  4,200    4,819,625
Integrys Holding, Inc.
         4.170%, 11/01/20.................................................      1,000    1,013,252
Intel Corp.
         3.300%, 10/01/21.................................................      2,460    2,503,871
Inter-American Development Bank
         1.875%, 06/16/20.................................................      7,000    6,958,015
         2.125%, 11/09/20.................................................     20,000   19,929,003
         2.125%, 01/18/22.................................................     10,000    9,946,444
International Bank for Reconstruction & Development
         1.875%, 10/07/19.................................................     15,000   14,958,490
         1.375%, 05/24/21.................................................      5,000    4,904,049
         2.250%, 06/24/21.................................................      6,000    5,988,829
International Business Machines Corp.
         1.875%, 11/06/20................................................. EUR  3,000    3,468,542
         2.250%, 02/19/21.................................................      4,000    3,970,688
         2.500%, 01/27/22.................................................      5,000    4,966,622
         1.250%, 05/26/23................................................. EUR  4,000    4,691,853
International Finance Corp.
         1.750%, 09/16/19.................................................      3,600    3,588,837
Ireland Government Bond
         3.400%, 03/18/24................................................. EUR 15,000   19,746,406
John Deere Capital Corp.
         2.050%, 03/10/20.................................................     10,620   10,567,949
Johnson & Johnson
         1.650%, 03/01/21.................................................      9,000    8,862,244
         2.250%, 03/03/22.................................................      5,000    4,975,265
Johnson Controls International P.L.C.
         1.000%, 09/15/23................................................. EUR 12,014   13,704,225
JPMorgan Chase & Co.
         2.550%, 10/29/20.................................................     11,000   10,977,890
         4.350%, 08/15/21.................................................      4,994    5,167,915
         0.625%, 01/25/24................................................. EUR  4,800    5,444,997
Kellogg Co.
         0.800%, 11/17/22................................................. EUR  3,270    3,742,212
Keurig Dr Pepper, Inc.
         3.200%, 11/15/21.................................................      5,000    5,003,616
         2.700%, 11/15/22.................................................      2,000    1,967,714
Keurig Dr. Pepper, Inc.
         2.000%, 01/15/20.................................................        747      742,115
KeyCorp
         2.900%, 09/15/20.................................................     11,259   11,294,492

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
#        5.100%, 03/24/21.................................................       8,008 $ 8,352,293
Kommunalbanken A.S
         1.750%, 05/28/19.................................................      17,884  17,873,878
         1.625%, 02/10/21.................................................      15,000  14,794,380
         2.250%, 01/25/22.................................................      30,000  29,869,860
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.130%, FRN
(r)      2.724%, 09/08/21.................................................      10,000  10,020,700
Kommunekredit
         0.000%, 09/08/22................................................. EUR   1,750   1,974,126
Kommuninvest I Sverige AB
         2.000%, 11/12/19.................................................       9,471   9,444,102
         1.000%, 09/15/21................................................. SEK 360,000  38,787,047
         0.250%, 06/01/22................................................. SEK 903,000  95,718,200
         0.750%, 02/22/23................................................. SEK 150,000  16,130,534
Kraft Heinz Foods Co.
         3.500%, 06/06/22.................................................       5,000   5,060,701
#        4.000%, 06/15/23.................................................      19,000  19,536,481
Kreditanstalt fuer Wiederaufbau
         1.500%, 04/20/20.................................................      30,500  30,224,146
#        2.125%, 03/07/22.................................................      20,000  19,891,699
         0.000%, 12/15/22................................................. EUR  40,228  45,589,444
         0.125%, 06/07/23................................................. EUR   5,000   5,693,491
         2.125%, 08/15/23................................................. EUR  12,000  14,826,878
         0.000%, 09/15/23................................................. EUR  10,000  11,323,522
Kroger Co. (The)
         2.950%, 11/01/21.................................................       1,386   1,389,714
         3.400%, 04/15/22.................................................      10,000  10,135,572
Laboratory Corp. of America Holdings
         2.625%, 02/01/20.................................................       7,623   7,607,891
Lam Research Corp.
         2.750%, 03/15/20.................................................       8,942   8,937,037
Landeskreditbank Baden-Wuerttemberg Foerderbank
         1.375%, 07/21/21.................................................       5,000   4,893,050
Landeskreditbank Baden-Wuerttemberg Foerderbank, FRN
(r)      2.729%, 09/27/21.................................................       1,000   1,002,490
Landwirtschaftliche Rentenbank
         1.375%, 10/23/19.................................................      15,000  14,921,985
Legg Mason, Inc.
         2.700%, 07/15/19.................................................       9,258   9,255,231
Liberty Mutual Group, Inc.
(OMEGA)  5.000%, 06/01/21.................................................       2,500   2,593,561
(OMEGA)  4.950%, 05/01/22.................................................       1,200   1,260,498
Lincoln National Corp.
         6.250%, 02/15/20.................................................       3,215   3,298,569

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
         4.850%, 06/24/21.................................................      1,270  $ 1,320,604
Lloyds Bank P.L.C.
         2.700%, 08/17/20.................................................      1,600    1,599,481
Lloyds Banking Group P.L.C.
#        3.100%, 07/06/21.................................................     10,250   10,277,544
         3.000%, 01/11/22.................................................     27,304   27,206,011
Lockheed Martin Corp.
         2.500%, 11/23/20.................................................      4,500    4,488,647
Manufacturers & Traders Trust Co.
         2.100%, 02/06/20.................................................     28,367   28,234,764
         2.500%, 05/18/22.................................................      1,780    1,769,425
Marsh & McLennan Cos., Inc.
         2.350%, 03/06/20.................................................      1,000      996,434
         2.750%, 01/30/22.................................................      4,650    4,648,068
Mastercard, Inc.
         1.100%, 12/01/22................................................. EUR 15,162   17,562,016
McDonald's Corp.
         3.500%, 07/15/20.................................................      4,928    4,981,840
         1.000%, 11/15/23................................................. EUR 12,500   14,525,681
Medtronic, Inc.
         3.150%, 03/15/22.................................................      2,630    2,667,425
Merck & Co., Inc.
         1.850%, 02/10/20.................................................      2,450    2,437,585
Microsoft Corp.
         1.850%, 02/12/20.................................................     14,640   14,570,413
#        3.000%, 10/01/20.................................................      1,000    1,007,726
         2.000%, 11/03/20.................................................      9,993    9,927,095
#        1.550%, 08/08/21.................................................     10,978   10,754,229
         2.400%, 02/06/22.................................................     20,000   19,980,658
         2.375%, 02/12/22.................................................     11,883   11,850,258
Mitsubishi UFJ Financial Group, Inc.
         2.950%, 03/01/21.................................................      1,725    1,730,309
         0.680%, 01/26/23................................................. EUR 15,142   17,216,184
         0.980%, 10/09/23................................................. EUR  5,004    5,764,127
Mizuho Bank, Ltd.
(OMEGA)  2.700%, 10/20/20.................................................     13,642   13,618,248
Mizuho Financial Group, Inc.
(OMEGA)  2.632%, 04/12/21.................................................      5,000    4,980,130
         2.953%, 02/28/22.................................................        600      600,350
Molson Coors Brewing Co.
         2.100%, 07/15/21.................................................      3,000    2,947,903
Mondelez International Holdings Netherlands BV
(OMEGA)  2.000%, 10/28/21.................................................     13,012   12,710,720
Morgan Stanley
         5.375%, 08/10/20................................................. EUR  1,700    2,039,150
         3.125%, 08/05/21................................................. CAD  5,000    3,803,762
         1.000%, 12/02/22................................................. EUR    600      688,879
         1.875%, 03/30/23................................................. EUR  5,000    5,929,902
MUFG Bank, Ltd.
(OMEGA)  2.350%, 09/08/19.................................................      4,570    4,563,906
Municipality Finance P.L.C.
         1.500%, 03/23/20.................................................     10,000    9,910,600

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
            1.375%, 09/21/21.................................................      7,500  $ 7,316,783
            2.375%, 03/15/22.................................................     10,000    9,986,780
Mylan N.V.
            3.150%, 06/15/21.................................................      1,500    1,500,016
Mylan NV
#           3.750%, 12/15/20.................................................      4,065    4,104,028
National Australia Bank, Ltd.
            2.625%, 01/14/21.................................................      1,500    1,497,068
            3.000%, 05/12/21................................................. AUD  6,000    4,321,266
            1.875%, 07/12/21.................................................      5,500    5,400,231
            2.800%, 01/10/22.................................................     24,500   24,506,472
            2.500%, 05/22/22.................................................     42,800   42,408,095
            0.350%, 09/07/22................................................. EUR  7,800    8,836,179
National Bank of Canada, FRN
(r)(OMEGA)  3.013%, 03/21/21.................................................      5,000    5,004,868
National Grid North America, Inc.
            0.750%, 08/08/23................................................. EUR 25,400   29,001,536
Nederlandse Waterschapsbank NV
            1.625%, 03/04/20.................................................     30,000   29,780,520
            1.875%, 04/14/22.................................................      5,000    4,925,690
Nestle Holdings, Inc.
            1.875%, 03/09/21.................................................     10,000    9,885,700
NetApp, Inc.
            3.375%, 06/15/21.................................................      8,650    8,723,064
Newell Brands, Inc.
            4.000%, 06/15/22.................................................     12,950   12,915,632
Newmont Goldcorp Corp.
(OMEGA)     3.625%, 06/09/21.................................................      4,927    4,967,210
NextEra Energy Capital Holdings, Inc.
#           2.400%, 09/15/19.................................................      9,378    9,364,281
Nissan Motor Acceptance Corp.
(OMEGA)     2.550%, 03/08/21.................................................     16,249   16,041,013
Noble Energy, Inc.
            4.150%, 12/15/21.................................................      4,000    4,098,025
Nordea Bank AB
            1.000%, 02/22/23................................................. EUR  3,000    3,476,012
Nordea Bank Abp
(OMEGA)     2.500%, 09/17/20.................................................      6,000    5,976,266
Nordic Investment Bank
#           1.875%, 06/14/19.................................................      9,471    9,464,181
            2.125%, 02/01/22.................................................     12,160   12,082,319
Nordstrom, Inc.
            4.750%, 05/01/20.................................................     13,135   13,371,431
Norfolk Southern Corp.
#           3.000%, 04/01/22.................................................      1,352    1,359,399
NRW Bank
            0.125%, 07/07/23................................................. EUR  4,000    4,533,070
Occidental Petroleum Corp.
            4.100%, 02/01/21.................................................        542      551,551

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
Omnicom Group, Inc. / Omnicom Capital, Inc.
         4.450%, 08/15/20.................................................        550  $   561,720
         3.625%, 05/01/22.................................................      1,595    1,627,074
OP Corporate Bank P.L.C.
         0.375%, 10/11/22................................................. EUR    325      368,689
Oracle Corp.
         2.800%, 07/08/21.................................................      6,536    6,564,839
         1.900%, 09/15/21.................................................     97,577   95,958,823
         2.500%, 05/15/22.................................................      5,000    4,975,050
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA)  3.050%, 01/09/20.................................................        828      827,589
(OMEGA)  3.375%, 02/01/22.................................................     15,000   15,079,226
(OMEGA)  4.250%, 01/17/23.................................................      9,025    9,331,523
Pernod Ricard SA
(OMEGA)  5.750%, 04/07/21.................................................        620      652,330
(OMEGA)  4.450%, 01/15/22.................................................     18,077   18,733,224
Pfizer, Inc.
#        1.950%, 06/03/21.................................................     27,847   27,575,447
         2.200%, 12/15/21.................................................     15,000   14,878,837
         0.250%, 03/06/22................................................. EUR 11,200   12,687,571
Philip Morris International, Inc.
         1.750%, 03/19/20................................................. EUR  5,758    6,562,895
Phillips 66 Partners L.P.
         2.646%, 02/15/20.................................................      6,873    6,854,765
PNC Bank NA
         2.400%, 10/18/19.................................................      7,500    7,493,993
         2.300%, 06/01/20.................................................        200      199,332
         2.600%, 07/21/20.................................................      4,800    4,798,915
PPL Capital Funding, Inc.
         3.400%, 06/01/23.................................................      3,000    3,023,550
Praxair, Inc.
         1.200%, 02/12/24................................................. EUR  1,580    1,863,204
Procter & Gamble Co. (The)
         1.850%, 02/02/21.................................................      8,670    8,566,641
Progress Energy, Inc.
         4.875%, 12/01/19.................................................      4,672    4,725,645
Progressive Corp. (The)
         3.750%, 08/23/21.................................................        706      718,381
Province of Alberta Canada
         1.750%, 08/26/20.................................................     15,000   14,857,890
         1.350%, 09/01/21................................................. CAD 20,000   14,778,234
Province of Manitoba Canada
         2.050%, 11/30/20.................................................      3,800    3,773,029
         2.125%, 05/04/22.................................................     10,000    9,884,977
         2.100%, 09/06/22.................................................     20,000   19,728,083
Province of Ontario Canada
#        4.400%, 04/14/20.................................................     28,000   28,480,176
         1.875%, 05/21/20.................................................     15,000   14,907,282
         2.500%, 09/10/21.................................................     59,530   59,566,848
         1.350%, 03/08/22................................................. CAD 20,000   14,732,701
#        2.250%, 05/18/22.................................................      5,000    4,971,093
         3.150%, 06/02/22................................................. CAD 19,000   14,730,567

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
Province of Quebec Canada
         3.500%, 07/29/20.................................................     49,193  $49,812,079
         4.500%, 12/01/20................................................. CAD  5,000    3,892,588
#        2.750%, 08/25/21.................................................     10,000   10,071,296
         2.375%, 01/31/22.................................................     40,718   40,669,283
Prudential Financial, Inc.
         2.350%, 08/15/19.................................................      6,000    5,993,709
         5.375%, 06/21/20.................................................      1,700    1,751,698
#        4.500%, 11/15/20.................................................      7,000    7,196,645
PSEG Power LLC
         5.125%, 04/15/20.................................................     11,108   11,341,567
Puget Energy, Inc.
#        6.500%, 12/15/20.................................................      1,363    1,435,333
QUALCOMM, Inc.
         2.250%, 05/20/20.................................................      6,278    6,252,365
         3.000%, 05/20/22.................................................      2,425    2,441,875
#        2.600%, 01/30/23.................................................     10,000    9,911,024
Regions Financial Corp.
#        3.200%, 02/08/21.................................................     10,500   10,573,805
         2.750%, 08/14/22.................................................      6,401    6,367,283
Republic of Austria
(OMEGA)  0.000%, 09/20/22................................................. EUR  4,000    4,550,872
Republic Services, Inc.
         3.550%, 06/01/22.................................................      2,000    2,041,150
Roper Technologies, Inc.
         2.800%, 12/15/21.................................................      1,000      997,405
Royal Bank of Canada
         2.125%, 03/02/20.................................................     17,338   17,262,168
         2.150%, 03/06/20.................................................        665      662,777
         2.350%, 10/30/20.................................................      7,428    7,395,150
         2.500%, 01/19/21.................................................     12,750   12,738,263
         2.750%, 02/01/22.................................................     24,000   24,063,840
         1.968%, 03/02/22................................................. CAD 10,000    7,428,230
Ryder System, Inc.
         2.650%, 03/02/20.................................................      7,000    6,987,231
         3.400%, 03/01/23.................................................     12,680   12,813,097
Sanofi
         0.500%, 03/21/23................................................. EUR  8,000    9,157,922
Santander Holdings USA, Inc.
         2.650%, 04/17/20.................................................      3,000    2,992,286
         3.400%, 01/18/23.................................................     18,560   18,572,645
Santander UK Group Holdings P.L.C.
         3.125%, 01/08/21.................................................     15,000   14,995,335
         2.875%, 08/05/21.................................................      1,000      994,426
Santander UK P.L.C.
         2.375%, 03/16/20.................................................      2,824    2,814,475
Sempra Energy
         2.850%, 11/15/20.................................................      5,400    5,393,702
Shell International Finance BV
         2.125%, 05/11/20.................................................     17,155   17,071,048
#        2.250%, 11/10/20.................................................     18,999   18,937,521
         1.875%, 05/10/21.................................................     32,626   32,179,600
         1.750%, 09/12/21.................................................     27,855   27,290,745

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
Sherwin-Williams Co. (The)
          2.750%, 06/01/22.................................................      7,000  $ 6,954,751
Siemens Financieringsmaatschappij NV
(OMEGA)   1.700%, 09/15/21.................................................      3,020    2,947,768
Skandinaviska Enskilda Banken AB
          1.250%, 08/05/22................................................. GBP  2,000    2,579,782
Sky, Ltd.
          1.875%, 11/24/23................................................. EUR 12,700   15,305,900
Societe Generale SA
(OMEGA)   2.625%, 09/16/20.................................................     17,000   16,966,658
(OMEGA)   2.500%, 04/08/21.................................................      4,200    4,161,171
#(OMEGA)  3.250%, 01/12/22.................................................      2,000    2,008,168
Solvay Finance America LLC
(OMEGA)   3.400%, 12/03/20.................................................     10,000   10,055,589
Southern Co. (The)
#         2.750%, 06/15/20.................................................      9,683    9,677,108
Southern Power Co.
          1.000%, 06/20/22................................................. EUR 14,310   16,513,904
Southwest Airlines Co.
          2.750%, 11/06/19.................................................     17,072   17,069,003
#         2.650%, 11/05/20.................................................      4,500    4,492,851
Spain Government Bond
(OMEGA)   5.400%, 01/31/23................................................. EUR 17,000   23,020,605
(OMEGA)   4.800%, 01/31/24................................................. EUR  3,500    4,806,719
Starbucks Corp.
#         2.100%, 02/04/21.................................................      1,770    1,751,586
State of North Rhine-Westphalia Germany
          1.625%, 01/22/20.................................................      3,950    3,924,499
          0.200%, 04/17/23................................................. EUR  9,000   10,239,674
State Street Corp.
#         2.550%, 08/18/20.................................................     10,138   10,131,351
Stryker Corp.
          2.625%, 03/15/21.................................................      6,121    6,103,639
Sumitomo Mitsui Financial Group, Inc.
          2.934%, 03/09/21.................................................      4,000    4,021,228
          2.058%, 07/14/21.................................................     10,000    9,839,018
          2.784%, 07/12/22.................................................      1,150    1,147,506
          0.819%, 07/23/23................................................. EUR  8,946   10,245,272
Sunoco Logistics Partners Operations L.P.
          3.450%, 01/15/23.................................................      9,515    9,531,176
SunTrust Banks, Inc.
          2.500%, 05/01/19.................................................      3,555    3,555,000
#         2.900%, 03/03/21.................................................     14,765   14,808,040
Svensk Exportkredit AB
          1.750%, 08/28/20.................................................      6,000    5,945,026
          2.375%, 03/09/22.................................................     10,000    9,997,100
Svenska Handelsbanken AB
          2.400%, 10/01/20.................................................      3,720    3,702,713

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                          --------- ------------
                                                                            (000)
#   2.450%, 03/30/21.................................................         1,930 $  1,918,975
    0.250%, 02/28/22................................................. EUR    13,000   14,695,442
    2.625%, 08/23/22................................................. EUR     3,000    3,650,271
Swedbank AB
    0.300%, 09/06/22................................................. EUR    12,020   13,482,070
    0.250%, 11/07/22................................................. EUR     1,200    1,342,844
    0.400%, 08/29/23................................................. EUR       250      279,681
Sweden Government Bond
    3.500%, 06/01/22................................................. SEK 1,085,000  128,182,437
Sysco Corp.
#   2.600%, 10/01/20.................................................        16,190   16,164,753
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.................................................            74       75,246
Telefonica Emisiones SA
    3.987%, 01/23/23................................................. EUR     7,800    9,955,329
Telefonica Emisiones SAU
    5.134%, 04/27/20.................................................        10,180   10,402,759
Temasek Financial I, Ltd.
    0.500%, 03/01/22................................................. EUR     2,700    3,072,626
Toronto-Dominion Bank (The)
#   2.125%, 07/02/19.................................................        31,297   31,272,588
    2.500%, 12/14/20.................................................        20,000   19,961,962
    2.125%, 04/07/21.................................................        18,138   17,968,815
#   1.800%, 07/13/21.................................................        18,605   18,256,860
    1.994%, 03/23/22................................................. CAD    15,000   11,158,692
Total Capital International SA
    2.100%, 06/19/19.................................................         2,983    2,980,826
    2.750%, 06/19/21.................................................         6,000    6,021,849
    2.875%, 02/17/22.................................................         7,000    7,042,329
    0.250%, 07/12/23................................................. EUR       500      567,712
Total Capital SA
    4.125%, 01/28/21.................................................        10,000   10,259,012
Total System Services, Inc.
    3.800%, 04/01/21.................................................         1,531    1,552,119
Toyota Credit Canada, Inc.
    2.050%, 05/20/20................................................. CAD     3,092    2,306,572
    2.020%, 02/28/22................................................. CAD    10,000    7,418,601
    2.350%, 07/18/22................................................. CAD    10,000    7,476,972
Toyota Motor Credit Corp.
    2.125%, 07/18/19.................................................         9,845    9,835,359
    4.500%, 06/17/20.................................................         9,300    9,515,780
    1.900%, 04/08/21.................................................        40,243   39,732,808
    2.750%, 05/17/21.................................................         8,500    8,529,062
    2.600%, 01/11/22.................................................         5,988    5,995,305
    3.300%, 01/12/22.................................................         1,484    1,510,891
    0.750%, 07/21/22................................................. EUR     2,080    2,387,277
TransCanada PipeLines, Ltd.
    2.500%, 08/01/22.................................................           300      296,218
Tupperware Brands Corp.
    4.750%, 06/01/21.................................................         5,000    5,139,355
TWDC Enterprises 18 Corp.
#   2.150%, 09/17/20.................................................         6,482    6,449,111
Tyson Foods, Inc.
#   2.650%, 08/15/19.................................................        10,967   10,971,536

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UBS AG Stamford CT
          2.375%, 08/14/19.................................................        663  $   662,559
          2.350%, 03/26/20.................................................      6,079    6,062,674
UBS Group Funding Switzerland AG
          1.750%, 11/16/22................................................. EUR  9,052   10,689,503
          2.125%, 03/04/24................................................. EUR  5,000    6,039,348
Unedic Asseo
          0.875%, 10/25/22................................................. EUR 27,300   31,751,155
Union Pacific Corp.
          2.750%, 04/15/23.................................................      4,189    4,167,952
United Parcel Service, Inc.
          0.375%, 11/15/23................................................. EUR  2,000    2,265,707
United Technologies Corp.
          1.250%, 05/22/23................................................. EUR  3,825    4,443,374
UnitedHealth Group, Inc.
          4.700%, 02/15/21.................................................      2,040    2,102,155
          2.375%, 10/15/22.................................................      9,000    8,882,441
Unum Group
          3.000%, 05/15/21.................................................      1,000    1,001,513
US Bank NA
#         2.125%, 10/28/19.................................................      1,932    1,926,741
USAA Capital Corp.
(OMEGA)   2.000%, 06/01/21.................................................      5,000    4,937,656
Verizon Communications, Inc.
          3.500%, 11/01/21.................................................        524      536,564
          2.946%, 03/15/22.................................................        800      805,493
#         3.125%, 03/16/22.................................................     13,808   13,960,097
          1.625%, 03/01/24................................................. EUR  5,000    5,991,029
Vodafone Group P.L.C.
#         4.375%, 03/16/21.................................................      4,525    4,665,073
          2.500%, 09/26/22.................................................      4,411    4,372,318
          1.750%, 08/25/23................................................. EUR  5,600    6,657,394
Volkswagen Financial Services AG
          1.375%, 10/16/23................................................. EUR 12,000   13,824,328
Volkswagen Group of America Finance LLC
(OMEGA)   2.125%, 05/23/19.................................................      1,310    1,309,498
(OMEGA)   2.400%, 05/22/20.................................................      5,911    5,878,317
(OMEGA)   4.000%, 11/12/21.................................................      3,000    3,063,746
Volkswagen International Finance NV
          0.875%, 01/16/23................................................. EUR  4,200    4,802,035
Walgreen Co.
          3.100%, 09/15/22.................................................      4,127    4,136,198
Walgreens Boots Alliance, Inc.
          3.300%, 11/18/21.................................................      4,000    4,034,352
Walt Disney Co.
(OMEGA)   5.650%, 08/15/20.................................................      4,210    4,370,402
#(OMEGA)  4.500%, 02/15/21.................................................      7,638    7,888,025
Warner Media LLC
          4.000%, 01/15/22.................................................      3,500    3,605,176
          1.950%, 09/15/23................................................. EUR  5,200    6,182,169

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^     VALUE+
                                                                               ------- --------------
                                                                                (000)
WEC Energy Group, Inc.
         2.450%, 06/15/20.................................................     14,176  $   14,133,357
Wells Fargo & Co.
         2.600%, 07/22/20.................................................      8,000       7,987,121
         2.550%, 12/07/20.................................................     15,000      14,957,894
         1.500%, 09/12/22................................................. EUR  2,700       3,155,856
         2.250%, 05/02/23................................................. EUR  5,700       6,877,907
Western Australian Treasury Corp.
         2.750%, 10/20/22................................................. AUD 27,000      19,756,933
Westpac Banking Corp.
         4.875%, 11/19/19.................................................      1,208       1,222,071
         2.600%, 11/23/20.................................................     29,052      28,999,220
         2.100%, 05/13/21.................................................      7,632       7,537,046
         2.800%, 01/11/22.................................................     15,512      15,521,749
         2.500%, 06/28/22.................................................      9,789       9,692,880
Whirlpool Corp.
         3.700%, 03/01/23.................................................      1,525       1,552,133
Williams Partners LP
         3.350%, 08/15/22.................................................      4,600       4,636,341
Wm Wrigley Jr Co.
(OMEGA)  2.900%, 10/21/19.................................................      1,484       1,484,506
Xcel Energy, Inc.
         2.400%, 03/15/21.................................................      4,070       4,042,202
Zimmer Biomet Holdings, Inc.
         2.700%, 04/01/20.................................................      4,632       4,622,917
Zoetis, Inc.
         3.450%, 11/13/20.................................................     12,400      12,510,131
         3.250%, 02/01/23.................................................      3,015       3,039,764
                                                                                       --------------
TOTAL BONDS...............................................................              5,720,567,748
                                                                                       --------------

                                                                            FACE
                                                                           AMOUNT^      VALUE+
                                                                          --------- --------------
                                                                            (000)
U.S. TREASURY OBLIGATIONS -- (1.9%)
U.S. Treasury Notes
      1.000%, 08/31/19.................................................      10,000 $    9,951,172
      1.250%, 08/31/19.................................................      12,000     11,949,843
      1.500%, 10/31/19.................................................       9,700      9,655,668
      1.000%, 11/30/19.................................................      60,000     59,503,125
      1.375%, 12/15/19.................................................      20,000     19,871,094
                                                                                    --------------
TOTAL U.S. TREASURY OBLIGATIONS........................................                110,930,902
                                                                                    --------------
TOTAL INVESTMENT SECURITIES............................................              5,831,498,650
                                                                                    --------------
COMMERCIAL PAPER -- (0.3%)
      European Investment Bank 2.552%, 07/09/19........................      20,000     19,902,894

                                                                           SHARES
                                                                          ---------
SECURITIES LENDING COLLATERAL -- (1.4%)
@(S)  The DFA Short Term Investment Fund...............................   7,122,180     82,410,744
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,017,754,562)................................................             $5,933,812,288
                                                                                    ==============

As of April 30, 2019, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                        UNREALIZED
                                                                                         FOREIGN
                                                                                         EXCHANGE
                                                                           SETTLEMENT  APPRECIATION
CURRENCY PURCHASED         CURRENCY SOLD             COUNTERPARTY             DATE    (DEPRECIATION)
------------------     ---------------------- ---------------------------- ---------- --------------
USD          7,444,902 DKK         49,473,324 State Street Bank and Trust   05/03/19    $   11,666
USD         70,650,512 EUR         62,910,669 State Street Bank and Trust   05/03/19        89,870
USD         76,247,591 EUR         67,709,762 State Street Bank and Trust   05/03/19       304,283
USD        110,814,437 CAD        147,451,109 Citibank, N.A.                05/03/19       745,787
USD         70,459,354 EUR         62,722,469 State Street Bank and Trust   05/06/19        91,256
USD         72,855,734 SEK        674,023,363 State Street Bank and Trust   05/06/19     1,866,835
USD         76,250,460 EUR         67,715,834 State Street Bank and Trust   05/06/19       280,325
USD         11,288,269 EUR         10,000,000 State Street Bank and Trust   05/13/19        62,469
USD        135,126,025 EUR        119,478,246 State Street Bank and Trust   05/13/19     1,002,130
USD          2,619,728 GBP          2,000,047 Citibank, N.A.                05/14/19         9,995
USD          6,773,291 EUR          6,000,000 Citibank, N.A.                05/14/19        37,232
USD        142,887,318 EUR        126,575,406 State Street Bank and Trust   05/14/19       784,075
USD         80,837,535 SEK        747,353,436 UBS AG                        05/16/19     2,060,849
USD        148,995,690 EUR        131,967,782 Citibank, N.A.                05/16/19       813,071

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                                    UNREALIZED
                                                                                                     FOREIGN
                                                                                                     EXCHANGE
                                                                                       SETTLEMENT  APPRECIATION
CURRENCY PURCHASED         CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
------------------     ---------------------- ---------------------------------------  ---------- --------------
USD        143,536,544 EUR        126,582,468 Bank of America Corp.                     05/17/19   $ 1,388,705
USD         69,038,220 SEK        636,839,457 State Street Bank and Trust               05/20/19     1,888,775
USD         67,862,428 SEK        625,178,070 Barclays Capital                          05/22/19     1,931,891
USD         59,628,142 EUR         52,877,945 Citibank, N.A.                            05/28/19       191,763
USD         47,914,436 AUD         67,618,062 State Street Bank and Trust               06/14/19       197,833
USD          7,468,861 DKK         49,430,047 HSBC Bank                                 06/27/19         4,342
USD        147,311,265 EUR        130,651,871 National Australia Bank Ltd.              06/27/19        70,613
                                                                                                   -----------
TOTAL APPRECIATION                                                                                 $13,833,765
DKK         49,473,324 USD          7,437,288 HSBC Bank                                 05/03/19   $    (4,052)
EUR        130,620,431 USD        146,586,166 National Australia Bank Ltd.              05/03/19       (82,217)
EUR          1,058,939 USD          1,189,247 Citibank, N.A.                            05/14/19          (401)
USD        145,946,906 EUR        129,961,256 State Street Bank and Trust               05/22/19       (56,985)
USD          5,499,214 EUR          4,907,456 State Street Bank and Trust               05/28/19       (16,912)
USD         19,357,784 EUR         17,275,508 State Street Bank and Trust               05/28/19       (60,400)
USD         21,347,857 EUR         19,000,000 State Street Bank and Trust               05/28/19        (8,707)
USD         27,649,401 EUR         24,775,205 UBS AG                                    05/28/19      (195,664)
                                                                                                   -----------
TOTAL (DEPRECIATION)                                                                               $  (425,338)
                                                                                                   -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                     $13,408,427
                                                                                                   ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                            -----------------------------------------------
                            LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                            -------- -------------- -------- --------------
    Bonds..................       -- $5,720,567,748       -- $5,720,567,748
    U.S. Treasury
      Obligations..........       --    110,930,902       --    110,930,902
    Commercial Paper.......       --     19,902,894       --     19,902,894
    Securities Lending
      Collateral...........       --     82,410,744       --     82,410,744
    Forward Currency
      Contracts**..........       --     13,408,427       --     13,408,427
                            -------- -------------- -------- --------------
    TOTAL..................       -- $5,947,220,715       -- $5,947,220,715
                            ======== ============== ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT   VALUE+
                                                                   ------ -----------
                                                                   (000)
AGENCY OBLIGATIONS -- (2.6%)
Federal Farm Credit Bank
          2.630%, 08/03/26......................................    3,173 $ 3,167,664
          5.770%, 01/05/27......................................    1,058   1,282,003
Federal Home Loan Bank
          3.250%, 06/09/28......................................      570     590,983
#         3.250%, 11/16/28......................................   10,300  10,751,247
Federal Home Loan Mortgage Corp.
          6.750%, 03/15/31......................................    4,000   5,568,954
          6.250%, 07/15/32......................................   11,000  15,173,592
Federal National Mortgage Association
          1.875%, 09/24/26......................................    2,700   2,580,394
          6.250%, 05/15/29......................................    2,275   2,965,752
          7.250%, 05/15/30......................................    1,000   1,424,241
          6.625%, 11/15/30......................................    2,000   2,755,599
Tennessee Valley Authority
          7.125%, 05/01/30......................................    2,000   2,783,272
                                                                          -----------
TOTAL AGENCY OBLIGATIONS........................................           49,043,701
                                                                          -----------
BONDS -- (90.7%)
3M Co.
          2.875%, 10/15/27......................................   17,127  17,023,850
Abbott Laboratories
          2.950%, 03/15/25......................................    6,870   6,858,554
AbbVie, Inc.
          3.600%, 05/14/25......................................    9,500   9,558,728
#         4.250%, 11/14/28......................................    4,000   4,097,141
Activision Blizzard, Inc.
#         3.400%, 06/15/27......................................      600     586,413
Aetna, Inc.
          3.500%, 11/15/24......................................    4,942   4,947,432
Affiliated Managers Group, Inc.
          3.500%, 08/01/25......................................    1,410   1,423,012
Aflac, Inc.
          3.250%, 03/17/25......................................    6,064   6,128,787
Ahold Finance USA LLC
          6.875%, 05/01/29......................................      388     466,442
Airbus SE
#(OMEGA)  3.150%, 04/10/27......................................    1,000   1,004,803
Albemarle Corp.
          4.150%, 12/01/24......................................    3,335   3,453,988
Alimentation Couche-Tard, Inc.
(OMEGA)   3.550%, 07/26/27......................................    1,185   1,163,637

                                                                   FACE
                                                                  AMOUNT   VALUE+
                                                                  ------ -----------
                                                                  (000)
Allergan Funding SCS
         3.800%, 03/15/25......................................    9,592 $ 9,682,293
Ameren Corp.
         3.650%, 02/15/26......................................    1,890   1,915,727
American Express Credit Corp.
         3.300%, 05/03/27......................................    8,500   8,628,563
American Honda Finance Corp.
         2.300%, 09/09/26......................................    1,500   1,412,581
American International Group, Inc.
         3.750%, 07/10/25......................................    2,000   2,023,748
         3.900%, 04/01/26......................................    5,000   5,064,897
Ameriprise Financial, Inc.
         3.700%, 10/15/24......................................    7,090   7,355,168
         2.875%, 09/15/26......................................    1,000     976,392
AmerisourceBergen Corp.
         3.400%, 05/15/24......................................      673     678,810
         3.450%, 12/15/27......................................    8,000   7,733,211
Amgen, Inc.
         3.125%, 05/01/25......................................    1,338   1,340,184
         2.600%, 08/19/26......................................    5,776   5,479,451
Analog Devices, Inc.
         3.900%, 12/15/25......................................    4,502   4,621,966
Anheuser-Busch InBev Worldwide, Inc.
         4.000%, 04/13/28......................................    7,000   7,143,112
#        4.900%, 01/23/31......................................    8,000   8,676,574
Anthem, Inc.
         3.500%, 08/15/24......................................    3,491   3,534,113
         3.650%, 12/01/27......................................      555     550,216
         4.101%, 03/01/28......................................    5,000   5,125,818
ANZ New Zealand International Ltd.
(OMEGA)  3.450%, 07/17/27......................................   15,000  14,943,227
Aon P.L.C.
         3.500%, 06/14/24......................................    3,750   3,811,452
AP Moller - Maersk A.S.
(OMEGA)  3.750%, 09/22/24......................................    1,000     995,624
(OMEGA)  3.875%, 09/28/25......................................    1,914   1,899,712
Apple, Inc.
         3.350%, 02/09/27......................................   13,200  13,418,583
         3.200%, 05/11/27......................................   13,405  13,498,381
#        3.000%, 06/20/27......................................    6,800   6,751,990
#        2.900%, 09/12/27......................................      551     541,976
         3.000%, 11/13/27......................................   11,000  10,907,442
Applied Materials, Inc.
         3.300%, 04/01/27......................................    1,111   1,121,527

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CONTINUED

                                                                 FACE
                                                                AMOUNT   VALUE+
                                                                ------ -----------
                                                                (000)
Archer-Daniels-Midland Co.
         2.500%, 08/11/26....................................    5,613 $ 5,423,666
Arrow Electronics, Inc.
         3.875%, 01/12/28....................................    5,330   5,164,836
Assurant, Inc.
#        4.000%, 03/15/23....................................    3,526   3,576,304
AstraZeneca P.L.C
         3.375%, 11/16/25....................................    8,300   8,394,426
#        4.000%, 01/17/29....................................    3,000   3,136,849
AT&T, Inc.
         3.950%, 01/15/25....................................    1,087   1,121,466
         3.400%, 05/15/25....................................    8,182   8,219,693
Australia & New Zealand Banking Group, Ltd.
         3.700%, 11/16/25....................................    5,000   5,157,302
Autodesk, Inc.
         4.375%, 06/15/25....................................    6,017   6,224,373
         3.500%, 06/15/27....................................    5,375   5,245,015
AutoZone, Inc.
         3.250%, 04/15/25....................................    3,133   3,118,764
Avnet, Inc.
         4.625%, 04/15/26....................................    5,850   5,951,490
AXIS Specialty Finance P.L.C.
         4.000%, 12/06/27....................................    4,780   4,759,798
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
         3.337%, 12/15/27....................................   10,970  10,750,397
Banco Santander SA
         3.800%, 02/23/28....................................    5,800   5,689,935
Bank of America Corp.
(r)      3.419%, 12/20/28....................................    2,918   2,865,799
Bank of New York Mellon Corp. (The)
         3.000%, 02/24/25....................................    1,410   1,408,130
Barclays P.L.C.
         3.650%, 03/16/25....................................    6,080   5,965,052
         4.375%, 01/12/26....................................    2,700   2,741,116
BAT International Finance P.L.C.
#        3.950%, 06/15/25....................................    1,500   1,511,103
Baxter International, Inc.
         2.600%, 08/15/26....................................    7,018   6,747,504
Bayer U.S. Finance II LLC
(OMEGA)  3.375%, 07/15/24....................................      897     877,846
(OMEGA)  5.500%, 08/15/25....................................    3,984   4,126,755
Bayer U.S. Finance LLC
(OMEGA)  3.375%, 10/08/24....................................    8,831   8,646,073
Beam Suntory, Inc.
         3.250%, 06/15/23....................................      961     952,533
Berkshire Hathaway, Inc.
         3.125%, 03/15/26....................................    5,552   5,582,883
Biogen, Inc.
         4.050%, 09/15/25....................................    8,000   8,226,836

                                                                    FACE
                                                                   AMOUNT   VALUE+
                                                                   ------ -----------
                                                                   (000)
BlackRock, Inc.
          3.200%, 03/15/27......................................   17,645 $17,787,231
BMW US Capital LLC
(OMEGA)   2.800%, 04/11/26......................................    5,500   5,288,528
#(OMEGA)  3.300%, 04/06/27......................................    4,000   3,960,385
BNP Paribas SA
(OMEGA)   3.500%, 11/16/27......................................    8,631   8,441,077
Boeing Co. (The)
          2.500%, 03/01/25......................................    3,526   3,429,694
BP Capital Markets America, Inc.
          3.017%, 01/16/27......................................    7,600   7,447,768
Brown & Brown, Inc.
#         4.200%, 09/15/24......................................    5,261   5,400,175
Buckeye Partners L.P.
          4.150%, 07/01/23......................................    1,058   1,079,813
          3.950%, 12/01/26......................................    2,275   2,208,311
Bunge, Ltd. Finance Corp.
          3.750%, 09/25/27......................................    6,075   5,687,652
Burlington Northern Santa Fe LLC
          7.000%, 12/15/25......................................      472     582,040
CA, Inc.
          4.700%, 03/15/27......................................    7,900   7,874,478
Campbell Soup Co.
          3.300%, 03/19/25......................................    4,229   4,130,435
          4.150%, 03/15/28......................................    5,571   5,595,389
Canadian Natural Resources, Ltd.
          7.200%, 01/15/32......................................    2,950   3,728,688
Canadian Pacific Railway Co.
          2.900%, 02/01/25......................................    1,666   1,658,969
          3.700%, 02/01/26......................................    2,115   2,146,381
Capital One Financial Corp.
          3.750%, 04/24/24......................................    1,939   1,980,662
          3.750%, 03/09/27......................................    2,000   1,983,242
Cardinal Health, Inc.
#         3.410%, 06/15/27......................................   10,000   9,490,864
CBS Corp.
#         3.500%, 01/15/25......................................    1,058   1,061,817
#         4.000%, 01/15/26......................................    1,000   1,018,930
          2.900%, 01/15/27......................................    6,600   6,183,007
Celgene Corp.
          3.625%, 05/15/24......................................    1,763   1,792,025
CenterPoint Energy Resources Corp.
          4.000%, 04/01/28......................................    3,000   3,087,451
Cigna Holding Co.
          3.250%, 04/15/25......................................    5,750   5,695,334
Cincinnati Financial Corp.
          6.920%, 05/15/28......................................      900   1,117,241
Cisco Systems, Inc.
          2.500%, 09/20/26......................................    3,000   2,913,827

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                    FACE
                                                                   AMOUNT   VALUE+
                                                                   ------ -----------
                                                                   (000)
Citigroup, Inc.
          3.750%, 06/16/24......................................    1,410 $ 1,451,645
          3.300%, 04/27/25......................................    6,231   6,265,859
Clorox Co. (The)
          3.900%, 05/15/28......................................    1,000   1,044,197
CMS Energy Corp.
          3.600%, 11/15/25......................................    2,800   2,836,119
CNA Financial Corp.
          4.500%, 03/01/26......................................    6,830   7,124,064
Coca-Cola Co. (The)
          2.250%, 09/01/26......................................    3,500   3,337,844
#         2.900%, 05/25/27......................................    8,000   7,926,047
Comcast Corp.
          3.375%, 08/15/25......................................    1,234   1,253,634
          3.150%, 03/01/26......................................    4,000   4,013,190
          4.250%, 01/15/33......................................    4,000   4,254,076
#         7.050%, 03/15/33......................................    5,337   7,100,267
Commonwealth Bank of Australia
#(OMEGA)  2.850%, 05/18/26......................................   18,373  17,841,304
ConocoPhillips
#         5.900%, 10/15/32......................................    7,000   8,666,124
ConocoPhillips Co.
          4.950%, 03/15/26......................................    5,000   5,549,920
Consolidated Edison Co. of New York, Inc.
          3.300%, 12/01/24......................................      705     718,267
Cox Communications, Inc.
(OMEGA)   3.850%, 02/01/25......................................    5,741   5,859,583
Credit Agricole SA
          3.875%, 04/15/24......................................    5,678   5,881,194
Credit Suisse AG
          3.625%, 09/09/24......................................    6,299   6,451,778
CRH America Finance, Inc.
(OMEGA)   3.950%, 04/04/28......................................    2,280   2,267,460
CVS Health Corp.
          3.375%, 08/12/24......................................    5,243   5,221,083
          3.875%, 07/20/25......................................    3,210   3,229,840
Daimler Finance North America LLC
(OMEGA)   3.250%, 08/01/24......................................    1,128   1,132,276
#         8.500%, 01/18/31......................................    9,188  13,249,915
Danske Bank A.S.
#(OMEGA)  4.375%, 06/12/28......................................    6,000   5,841,222
Deere & Co.
#         5.375%, 10/16/29......................................      650     771,786
Deutsche Bank AG
          4.100%, 01/13/26......................................    3,000   2,892,317
Discovery Communications LLC
          3.250%, 04/01/23......................................      353     352,890
          3.900%, 11/15/24......................................    5,961   6,115,635
          3.450%, 03/15/25......................................    4,263   4,226,733
#         4.900%, 03/11/26......................................    4,000   4,253,824

                                                                   FACE
                                                                  AMOUNT   VALUE+
                                                                  ------ -----------
                                                                  (000)
Dollar Tree, Inc.
         4.200%, 05/15/28......................................    6,000 $ 6,037,728
Dominion Energy Gas Holdings LLC
         3.600%, 12/15/24......................................    1,763   1,800,339
Dominion Energy, Inc.
#        3.900%, 10/01/25......................................    4,000   4,159,923
Dover Corp.
#        3.150%, 11/15/25......................................    2,100   2,083,946
Dow Chemical Co. (The)
         3.500%, 10/01/24......................................    4,106   4,165,568
DTE Energy Co.
         2.850%, 10/01/26......................................      945     901,321
         6.375%, 04/15/33......................................    3,407   4,246,866
DXC Technology Co.
         4.750%, 04/15/27......................................    8,000   8,401,594
E*TRADE Financial Corp.
#        4.500%, 06/20/28......................................    2,500   2,555,710
Eastman Chemical Co.
         3.800%, 03/15/25......................................    3,023   3,099,037
Eaton Corp.
#        4.000%, 11/02/32......................................   10,000  10,480,225
eBay, Inc.
         3.600%, 06/05/27......................................    2,000   1,975,476
Ecolab, Inc.
         2.700%, 11/01/26......................................    2,000   1,946,144
Electricite de France SA
(OMEGA)  3.625%, 10/13/25......................................    5,797   5,909,679
         3.625%, 10/13/25......................................    2,000   2,038,875
Electronic Arts, Inc.
         4.800%, 03/01/26......................................    2,200   2,359,396
Enbridge, Inc.
         3.500%, 06/10/24......................................      705     712,206
#        3.700%, 07/15/27......................................    3,000   3,018,817
Enel Finance International NV
(OMEGA)  3.500%, 04/06/28......................................    5,000   4,713,675
(OMEGA)  4.875%, 06/14/29......................................    4,000   4,174,752
Energy Transfer Operating L.P.
         4.750%, 01/15/26......................................    4,000   4,184,507
#        4.200%, 04/15/27......................................    2,000   2,011,243
Enterprise Products Operating LLC
         3.750%, 02/15/25......................................    2,000   2,064,872
         3.700%, 02/15/26......................................    6,000   6,145,228
         6.875%, 03/01/33......................................      525     668,144
EOG Resources, Inc.
         3.150%, 04/01/25......................................    1,478   1,485,589
EQT Corp.
#        3.900%, 10/01/27......................................    5,930   5,593,238
ERAC USA Finance LLC
(OMEGA)  3.850%, 11/15/24......................................    2,058   2,114,851
Exelon Corp.
         3.950%, 06/15/25......................................      795     826,586
         3.400%, 04/15/26......................................    5,400   5,414,826

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                  FACE
                                                                 AMOUNT   VALUE+
                                                                 ------ -----------
                                                                 (000)
Express Scripts Holding Co.
         3.500%, 06/15/24.....................................    4,596 $ 4,632,817
         3.400%, 03/01/27.....................................    3,500   3,406,153
Exxon Mobil Corp.
#        3.043%, 03/01/26.....................................   20,686  20,784,392
FedEx Corp.
         3.400%, 02/15/28.....................................    3,000   2,976,488
         4.900%, 01/15/34.....................................    1,000   1,088,298
Fidelity National Information Services, Inc.
         5.000%, 10/15/25.....................................      278     302,592
Fifth Third Bancorp
         3.950%, 03/14/28.....................................    2,943   3,056,946
Fluor Corp.
#        4.250%, 09/15/28.....................................    5,000   5,072,493
FMR LLC
(OMEGA)  4.950%, 02/01/33.....................................    1,000   1,138,865
GATX Corp.
         3.250%, 03/30/25.....................................    2,820   2,718,961
#        3.250%, 09/15/26.....................................    2,200   2,101,567
General Dynamics Corp.
         2.125%, 08/15/26.....................................    6,500   6,150,382
General Electric Co.
         6.750%, 03/15/32.....................................    6,273   7,341,996
General Mills, Inc.
#        4.200%, 04/17/28.....................................    3,000   3,136,766
General Motors Financial Co., Inc.
         5.250%, 03/01/26.....................................    7,000   7,408,615
         4.350%, 01/17/27.....................................    3,000   2,998,883
Georgia Power Co.
         3.250%, 04/01/26.....................................    3,000   2,929,710
Georgia-Pacific LLC
         7.750%, 11/15/29.....................................    4,960   6,742,666
Gilead Sciences, Inc.
         3.650%, 03/01/26.....................................    2,000   2,043,549
GlaxoSmithKline Capital, Inc.
         3.875%, 05/15/28.....................................    2,800   2,931,974
Goldman Sachs Group, Inc. (The)
         3.750%, 05/22/25.....................................    2,000   2,028,205
         3.750%, 02/25/26.....................................    1,100   1,108,288
#        6.125%, 02/15/33.....................................    9,000  11,105,403
Halliburton Co.
         3.800%, 11/15/25.....................................    4,124   4,219,121
Harley-Davidson, Inc.
#        3.500%, 07/28/25.....................................    5,980   5,869,241
Hasbro, Inc.
#        3.500%, 09/15/27.....................................    2,820   2,738,344
Hewlett Packard Enterprise Co.
         4.900%, 10/15/25.....................................    8,542   9,114,870
Home Depot, Inc. (The)
         3.350%, 09/15/25.....................................    1,403   1,441,846

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
 Honeywell International, Inc.
     2.500%, 11/01/26.....................................    1,000 $   970,760
 HSBC Holdings P.L.C.
     4.300%, 03/08/26.....................................    4,000   4,166,287
 Humana, Inc.
     3.850%, 10/01/24.....................................    4,074   4,166,162
 ING Groep NV
     3.950%, 03/29/27.....................................    6,550   6,624,285
 Ingersoll-Rand Luxembourg Finance SA
 #   3.550%, 11/01/24.....................................    4,280   4,375,929
 Inter-American Development Bank
     6.750%, 07/15/27.....................................    1,058   1,335,570
 Intercontinental Exchange, Inc.
     3.750%, 12/01/25.....................................    5,750   5,995,525
 International Business Machines Corp.
 #   3.300%, 01/27/27.....................................    3,191   3,224,955
     5.875%, 11/29/32.....................................       66      81,278
 International Paper Co.
     3.800%, 01/15/26.....................................      578     591,222
 Interpublic Group of Cos., Inc. (The)
     4.200%, 04/15/24.....................................    2,151   2,233,185
 ITC Holdings Corp.
     3.650%, 06/15/24.....................................    4,288   4,360,232
 Janus Capital Group, Inc.
     4.875%, 08/01/25.....................................    2,000   2,105,881
 Jefferies Group LLC / Jefferies Group Capital Finance,
   Inc.
     4.850%, 01/15/27.....................................    3,000   3,024,197
 JM Smucker Co. (The)
 #   3.500%, 03/15/25.....................................    5,000   5,027,031
 Johnson & Johnson
     2.450%, 03/01/26.....................................   14,500  14,129,262
     2.900%, 01/15/28.....................................    8,000   7,935,805
     6.950%, 09/01/29.....................................    1,000   1,332,523
 #   4.950%, 05/15/33.....................................    2,500   2,948,715
 JPMorgan Chase & Co.
     3.900%, 07/15/25.....................................    4,820   4,998,911
 Juniper Networks, Inc.
     4.500%, 03/15/24.....................................    2,327   2,434,728
 Kellogg Co.
     3.250%, 04/01/26.....................................    6,741   6,669,193
 #   4.300%, 05/15/28.....................................    3,000   3,128,814
     7.450%, 04/01/31.....................................    1,100   1,417,769
 Keurig Dr Pepper, Inc.
 #   3.400%, 11/15/25.....................................    1,660   1,623,308
 KeyBank NA
     3.300%, 06/01/25.....................................    2,000   2,033,255
 Kohl's Corp.
     4.750%, 12/15/23.....................................      781     820,152

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                               FACE
                                                              AMOUNT     VALUE+
                                                              ------   -----------
                                                              (000)
Koninklijke KPN NV
#        8.375%, 10/01/30..................................    2,000   $ 2,558,750
Kraft Heinz Foods Co.
         3.950%, 07/15/25..................................    8,000     8,073,816
Kroger Co. (The)
         7.500%, 04/01/31..................................    7,725     9,827,789
L3 Technologies, Inc.
         3.950%, 05/28/24..................................    1,361     1,394,033
Laboratory Corp. of America Holdings
#        3.600%, 09/01/27..................................    3,100     3,102,890
Legg Mason, Inc.
         3.950%, 07/15/24..................................    2,609     2,669,873
         4.750%, 03/15/26..................................    3,205     3,327,829
Lincoln National Corp.
         3.350%, 03/09/25..................................    8,425     8,463,668
Lloyds Banking Group P.L.C.
         3.750%, 01/11/27..................................    5,000     4,959,579
         4.375%, 03/22/28..................................    4,000     4,139,795
Loews Corp.
         3.750%, 04/01/26..................................    5,500     5,679,536
Lowe's Cos., Inc.
         3.375%, 09/15/25..................................    3,551     3,588,806
LYB International Finance II BV
         3.500%, 03/02/27..................................    2,000     1,946,814
Macquarie Bank, Ltd.
(OMEGA)  3.900%, 01/15/26..................................    5,000     5,083,834
Manufacturers & Traders Trust Co.
         2.900%, 02/06/25..................................    1,152     1,149,399
Marathon Petroleum Corp.
(OMEGA)  5.125%, 12/15/26..................................      350       378,272
Marriott International, Inc.
#        4.000%, 04/15/28..................................    2,000     2,037,829
Marsh & McLennan Cos., Inc.
         3.500%, 03/10/25..................................    1,500     1,534,968
         5.875%, 08/01/33..................................    2,500     3,016,276
Maxim Integrated Products, Inc.
         3.450%, 06/15/27..................................    2,950     2,862,983
McDonald's Corp.
         3.700%, 01/30/26..................................    9,000     9,264,842
McKesson Corp.
         3.796%, 03/15/24..................................      201       205,466
Mead Johnson Nutrition Co.
#        4.125%, 11/15/25..................................    4,200     4,429,613
Medtronic, Inc.
         3.500%, 03/15/25..................................    1,000     1,030,514
Merck Sharp & Dohme Corp.
         6.400%, 03/01/28..................................    6,591     8,101,971
Microsoft Corp.
         2.400%, 08/08/26..................................    7,000     6,776,201
         3.300%, 02/06/27..................................   29,100    29,828,955

                                                                FACE
                                                               AMOUNT     VALUE+
                                                               ------   -----------
                                                               (000)
Mitsubishi UFJ Financial Group, Inc.
          3.850%, 03/01/26..................................    7,000   $ 7,252,411
          3.677%, 02/22/27..................................    2,000     2,051,256
Mizuho Financial Group, Inc.
          2.839%, 09/13/26..................................   10,000     9,703,051
Molson Coors Brewing Co.
          3.000%, 07/15/26..................................    2,000     1,920,181
Morgan Stanley
          3.875%, 01/27/26..................................    3,000     3,073,688
          3.625%, 01/20/27..................................   11,400    11,510,350
Mosaic Co. (The)
#         4.050%, 11/15/27..................................    4,000     4,023,030
Motorola Solutions, Inc.
          3.500%, 03/01/23..................................      965       969,206
MPLX L.P.
#         4.125%, 03/01/27..................................    7,000     7,077,836
MUFG Bank, Ltd.
          3.250%, 09/08/24..................................    1,763     1,778,983
Mylan NV
          3.950%, 06/15/26..................................    7,000     6,741,355
Mylan, Inc.
          4.200%, 11/29/23..................................    2,468     2,514,275
Nasdaq, Inc.
          4.250%, 06/01/24..................................    1,551     1,625,891
National Australia Bank, Ltd.
#(OMEGA)  3.500%, 01/10/27..................................   14,790    15,013,722
Nationwide Building Society
(OMEGA)   3.900%, 07/21/25..................................    7,000     7,187,955
NextEra Energy Capital Holdings, Inc.
          3.550%, 05/01/27..................................    2,000     2,022,876
NIKE, Inc.
#         2.375%, 11/01/26..................................    6,135     5,921,411
Noble Energy, Inc.
          3.900%, 11/15/24..................................    1,426     1,455,852
#         3.850%, 01/15/28..................................    2,000     1,993,163
Nordstrom, Inc.
          4.000%, 03/15/27..................................    4,412     4,372,291
#         6.950%, 03/15/28..................................      282       327,393
Norfolk Southern Corp.
          5.640%, 05/17/29..................................    2,048     2,364,724
Novartis Capital Corp.
          3.100%, 05/17/27..................................   21,278    21,338,361
Nucor Corp.
          3.950%, 05/01/28..................................    6,000     6,233,146
Nutrien, Ltd.
          3.000%, 04/01/25..................................    1,500     1,461,238
Nuveen Finance LLC
(OMEGA)   4.125%, 11/01/24..................................    5,360     5,641,383
Occidental Petroleum Corp.
          3.400%, 04/15/26..................................    5,280     5,261,665
Omnicom Group, Inc. / Omnicom Capital, Inc.
          3.650%, 11/01/24..................................      705       720,150

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
ONEOK, Inc.
          4.000%, 07/13/27.................................................    3,915 $ 3,940,064
Oracle Corp.
          2.650%, 07/15/26.................................................    3,000   2,907,965
#         3.250%, 11/15/27.................................................   22,400  22,520,133
#         3.250%, 05/15/30.................................................    7,966   7,852,863
O'Reilly Automotive, Inc.
          3.600%, 09/01/27.................................................    3,900   3,872,587
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA)   3.400%, 11/15/26.................................................    4,000   3,806,184
Pernod Ricard SA
#(OMEGA)  3.250%, 06/08/26.................................................    3,000   2,967,025
Pfizer, Inc.
          2.750%, 06/03/26.................................................    5,770   5,670,250
          3.000%, 12/15/26.................................................   11,817  11,823,450
Philip Morris International, Inc.
          3.250%, 11/10/24.................................................    2,179   2,210,919
Phillips 66 Partners L.P.
          3.550%, 10/01/26.................................................    4,550   4,475,446
PNC Bank NA
#         2.950%, 02/23/25.................................................    4,407   4,397,383
PPG Industries, Inc.
#         3.750%, 03/15/28.................................................    2,000   2,034,279
Principal Financial Group, Inc.
          3.400%, 05/15/25.................................................    1,177   1,183,833
          3.100%, 11/15/26.................................................      300     291,685
Procter & Gamble Co. (The)
#         2.850%, 08/11/27.................................................    9,000   8,986,320
Progressive Corp. (The)
          6.250%, 12/01/32.................................................      900   1,145,963
Province of British Columbia Canada
          6.500%, 01/15/26.................................................    4,363   5,289,485
Prudential Financial, Inc.
#         3.878%, 03/27/28.................................................    4,900   5,132,719
          5.750%, 07/15/33.................................................    2,000   2,370,436
PSEG Power LLC
          4.300%, 11/15/23.................................................    2,122   2,204,437
QUALCOMM, Inc.
          3.450%, 05/20/25.................................................    7,026   7,166,807
Quest Diagnostics, Inc.
          3.500%, 03/30/25.................................................      582     583,356
Reinsurance Group of America, Inc.
          4.700%, 09/15/23.................................................    2,115   2,249,483
          3.950%, 09/15/26.................................................    7,358   7,469,741
Rio Tinto Finance USA, Ltd.
          7.125%, 07/15/28.................................................    2,120   2,745,281
Roche Holdings, Inc.
(OMEGA)   2.625%, 05/15/26.................................................    6,132   5,975,227
(OMEGA)   2.375%, 01/28/27.................................................    7,900   7,542,410
Rolls-Royce P.L.C.
(OMEGA)   3.625%, 10/14/25.................................................    4,000   4,011,212

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
Royal Bank of Scotland Group P.L.C.
          4.800%, 04/05/26.................................................    1,000 $ 1,049,713
Royal Caribbean Cruises, Ltd.
          7.500%, 10/15/27.................................................    5,401   6,557,989
          3.700%, 03/15/28.................................................    2,474   2,395,922
salesforce.com, Inc.
          3.700%, 04/11/28.................................................    2,000   2,094,816
Santander Holdings USA, Inc.
          4.500%, 07/17/25.................................................    9,000   9,383,484
          4.400%, 07/13/27.................................................    2,000   2,031,857
Sempra Energy
          3.550%, 06/15/24.................................................    3,596   3,638,844
          3.750%, 11/15/25.................................................    1,000   1,003,319
Shell International Finance BV
#         2.875%, 05/10/26.................................................   12,051  11,954,427
          2.500%, 09/12/26.................................................   10,200   9,833,326
Sherwin-Williams Co. (The)
          3.450%, 08/01/25.................................................    5,503   5,534,769
#         3.950%, 01/15/26.................................................    2,200   2,236,944
Siemens Financieringsmaatschappij NV
(OMEGA)   6.125%, 08/17/26.................................................    2,080   2,433,630
Solvay Finance America LLC
(OMEGA)   4.450%, 12/03/25.................................................    3,000   3,121,682
Southern Power Co.
          4.150%, 12/01/25.................................................    2,000   2,081,620
Southwest Airlines Co.
          3.000%, 11/15/26.................................................    2,000   1,929,300
Standard Chartered P.L.C.
#(OMEGA)  4.050%, 04/12/26.................................................    1,962   1,993,959
Statoil ASA
(OMEGA)   6.500%, 12/01/28.................................................    5,000   6,232,484
Stryker Corp.
          3.375%, 05/15/24.................................................      282     288,195
          3.375%, 11/01/25.................................................    6,000   6,095,710
Sumitomo Mitsui Financial Group, Inc.
#         3.784%, 03/09/26.................................................    4,000   4,121,929
          3.544%, 01/17/28.................................................    6,000   6,097,402
Suncor Energy, Inc.
          3.600%, 12/01/24.................................................    4,007   4,093,950
Sysco Corp.
          3.750%, 10/01/25.................................................      700     722,477
          3.300%, 07/15/26.................................................   12,345  12,273,329
Tapestry, Inc.
          4.250%, 04/01/25.................................................    8,534   8,631,158
Target Corp.
#         2.500%, 04/15/26.................................................    9,730   9,462,123
TD Ameritrade Holding Corp.
#         3.625%, 04/01/25.................................................    3,526   3,648,162
TechnipFMC P.L.C.
          3.450%, 10/01/22.................................................    1,741   1,754,641

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED



                                                                              FACE
                                                                             AMOUNT   VALUE+
                                                                             ------ -----------
                                                                             (000)
Telefonica Europe BV
#        8.250%, 09/15/30.................................................    9,275 $12,505,014
Thomson Reuters Corp.
         3.850%, 09/29/24.................................................      112     112,749
TJX Cos., Inc. (The)
         2.250%, 09/15/26.................................................    1,975   1,881,547
Total System Services, Inc.
         4.800%, 04/01/26.................................................    5,970   6,270,998
         4.450%, 06/01/28.................................................    1,071   1,106,162
Toyota Motor Credit Corp.
         3.200%, 01/11/27.................................................   20,213  20,565,741
         3.050%, 01/11/28.................................................   14,430  14,440,573
TransCanada PipeLines, Ltd.
#        4.875%, 01/15/26.................................................      450     484,599
Travelers Property Casualty Corp.
         6.375%, 03/15/33.................................................      375     485,165
UBS Group Funding Switzerland AG
(OMEGA)  4.125%, 09/24/25.................................................    9,500   9,847,304
Union Pacific Corp.
         3.250%, 01/15/25.................................................    8,761   8,870,110
#        3.950%, 09/10/28.................................................    4,930   5,178,889
United Technologies Corp.
         7.500%, 09/15/29.................................................    5,114   6,730,427
UnitedHealth Group, Inc.
         3.750%, 07/15/25.................................................    2,133   2,217,535
         3.875%, 12/15/28.................................................    3,000   3,130,263
Unum Group
         4.000%, 03/15/24.................................................      705     722,177
         3.875%, 11/05/25.................................................    9,000   9,029,524
Valero Energy Corp.
#        7.500%, 04/15/32.................................................    1,500   1,954,823
Verizon Communications, Inc.
         3.376%, 02/15/25.................................................      653     662,769
#        4.125%, 03/16/27.................................................    3,700   3,899,773
(OMEGA)  4.016%, 12/03/29.................................................    4,307   4,496,936
Viacom, Inc.
         4.250%, 09/01/23.................................................      353     367,347
         3.875%, 04/01/24.................................................    3,711   3,776,826
Vodafone Group P.L.C.
         7.875%, 02/15/30.................................................    8,125  10,450,948

                                                                         FACE
                                                                        AMOUNT       VALUE+
                                                                      ---------- --------------
                                                                        (000)
Walgreens Boots Alliance, Inc.
         3.450%, 06/01/26..........................................        9,000 $    8,702,866
Walt Disney Co. (The)
(OMEGA)  3.700%, 09/15/24..........................................        2,468      2,572,971
Warner Media LLC
         3.550%, 06/01/24..........................................        2,468      2,513,435
         3.600%, 07/15/25..........................................        3,500      3,543,467
         3.800%, 02/15/27..........................................        2,000      2,011,828
WEC Energy Group, Inc.
         3.550%, 06/15/25..........................................        6,200      6,335,060
Wells Fargo & Co.
         3.000%, 02/19/25..........................................        3,526      3,492,621
         3.000%, 04/22/26..........................................        5,700      5,569,567
Westpac Banking Corp.
         2.850%, 05/13/26..........................................        1,500      1,459,282
         2.700%, 08/19/26..........................................       10,595     10,246,589
         3.350%, 03/08/27..........................................        7,000      7,042,468
WestRock MWV LLC
         8.200%, 01/15/30..........................................        4,885      6,455,553
         7.950%, 02/15/31..........................................        3,112      4,050,245
Whirlpool Corp.
#        3.700%, 05/01/25..........................................        2,468      2,494,566
Williams Cos., Inc. (The)
         4.000%, 09/15/25..........................................        3,000      3,091,762
         3.750%, 06/15/27..........................................        2,771      2,771,171
Zimmer Biomet Holdings, Inc.
         3.550%, 04/01/25..........................................        3,000      2,999,760
Zoetis, Inc.
#        3.000%, 09/12/27..........................................        1,500      1,439,111
                                                                                 --------------
TOTAL BONDS........................................................               1,696,163,471
                                                                                 --------------
TOTAL INVESTMENT SECURITIES........................................               1,745,207,172
                                                                                 --------------

                                                                        SHARES
                                                                      ----------
SECURITIES LENDING COLLATERAL -- (6.7%)
@(S)     The DFA Short Term Investment Fund........................   10,819,952    125,197,663
                                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,864,327,686)............................................              $1,870,404,835
                                                                                 ==============

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Agency Obligations...............   --    $   49,043,701   --    $   49,043,701
Bonds............................   --     1,696,163,471   --     1,696,163,471
Securities Lending
  Collateral.....................   --       125,197,663   --       125,197,663
                                    --    --------------   --    --------------
TOTAL............................   --    $1,870,404,835   --    $1,870,404,835
                                    ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                         DFA TARGETED CREDIT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
BONDS -- (97.8%)
AUSTRALIA -- (3.3%)
Australia & New Zealand Banking Group, Ltd.
         2.550%, 11/23/21..................................        886  $   881,190
(OMEGA)  3.521%, 11/23/21..................................        750      758,023
         2.625%, 05/19/22..................................      1,000      994,937
         0.625%, 02/21/23.................................. EUR  2,000    2,283,713
BHP Billiton Finance USA, Ltd.
         2.875%, 02/24/22..................................      1,704    1,721,637
BHP Billiton Finance, Ltd.
         0.750%, 10/28/22.................................. EUR  2,554    2,937,334
Commonwealth Bank of Australia
         3.438%, 09/06/21..................................        594      600,129
(OMEGA)  2.750%, 03/10/22..................................        991      990,201
FMG Resources August 2006 Pty, Ltd.
#        4.750%, 05/15/22..................................      1,300    1,316,250
National Australia Bank, Ltd.
         2.800%, 01/10/22..................................      1,000    1,000,264
         2.500%, 05/22/22..................................      5,500    5,449,638
Westpac Banking Corp.
         2.926%, 01/25/21..................................      1,000    1,001,269
         2.500%, 06/28/22..................................      2,500    2,475,452
         0.750%, 10/17/23.................................. EUR  1,374    1,576,139
                                                                        -----------
TOTAL AUSTRALIA............................................              23,986,176
                                                                        -----------
BELGIUM -- (0.7%)
Anheuser-Busch InBev SA
         0.875%, 03/17/22.................................. EUR  3,272    3,764,622
         0.800%, 04/20/23.................................. EUR  1,000    1,153,950
                                                                        -----------
TOTAL BELGIUM..............................................               4,918,572
                                                                        -----------
CANADA -- (5.8%)
Alimentation Couche-Tard, Inc.
(OMEGA)  2.700%, 07/26/22..................................      2,000    1,975,145
Bank of Montreal
         1.900%, 08/27/21..................................      1,000      984,415
Bank of Nova Scotia (The)
         4.375%, 01/13/21..................................      1,300    1,337,138
         2.700%, 03/07/22..................................      2,000    1,997,987
         0.375%, 04/06/22.................................. EUR  1,000    1,132,063
Canadian Imperial Bank of Commerce
#        2.550%, 06/16/22..................................      1,485    1,478,361
         2.300%, 07/11/22.................................. CAD  3,000    2,245,824

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
CANADA -- (Continued)
Canadian National Railway Co.
         2.850%, 12/15/21..................................        565  $   566,060
Canadian Natural Resources, Ltd.
         3.450%, 11/15/21..................................      2,800    2,828,929
         2.950%, 01/15/23..................................      1,000      992,282
Cenovus Energy, Inc.
         5.700%, 10/15/19..................................         70       71,194
         3.000%, 08/15/22..................................      1,122    1,106,974
Daimler Canada Finance, Inc.
         2.230%, 12/16/21.................................. CAD  2,000    1,483,810
Enbridge, Inc.
         2.900%, 07/15/22..................................      2,167    2,162,116
         3.190%, 12/05/22.................................. CAD  1,000      763,776
Ford Credit Canada Co.
         2.766%, 06/22/22.................................. CAD  2,500    1,817,814
Honda Canada Finance, Inc.
         2.268%, 07/15/22.................................. CAD  5,500    4,090,658
HSBC Bank Canada
         2.449%, 01/29/21.................................. CAD  2,000    1,500,485
Husky Energy, Inc.
         7.250%, 12/15/19..................................        925      949,087
Kinross Gold Corp.
#        5.125%, 09/01/21..................................      2,250    2,325,353
National Bank of Canada
(OMEGA)  3.013%, 03/21/21..................................      2,000    2,001,947
Province of Ontario Canada
         2.250%, 05/18/22..................................      1,000      994,219
Rogers Communications, Inc.
         4.000%, 06/06/22.................................. CAD  2,500    1,955,512
Toronto-Dominion Bank (The)
         2.125%, 04/07/21..................................      1,000      990,672
         3.250%, 06/11/21..................................      1,000    1,012,116
#        1.800%, 07/13/21..................................      1,000      981,288
TransCanada PipeLines, Ltd.
         2.500%, 08/01/22..................................        600      592,436
Videotron, Ltd.
         5.000%, 07/15/22..................................      1,980    2,060,747
                                                                        -----------
TOTAL CANADA...............................................              42,398,408
                                                                        -----------
DENMARK -- (0.3%)
Danske Bank A.S.
(OMEGA)  2.750%, 09/17/20..................................      1,500    1,486,197
(OMEGA)  2.800%, 03/10/21..................................        700      692,632
                                                                        -----------
TOTAL DENMARK..............................................               2,178,829
                                                                        -----------

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
FINLAND -- (0.9%)
Nokia Oyj
#         3.375%, 06/12/22..................................      2,228  $ 2,224,569
Nordea Bank AB
          1.000%, 02/22/23.................................. EUR  1,803    2,089,083
          0.875%, 06/26/23.................................. EUR  2,000    2,272,295
                                                                         -----------
TOTAL FINLAND...............................................               6,585,947
                                                                         -----------
FRANCE -- (2.9%)
Air Liquide Finance SA
          0.500%, 06/13/22.................................. EUR  1,700    1,941,944
BNP Paribas SA
          5.000%, 01/15/21..................................        531      550,615
          0.500%, 06/01/22.................................. EUR  2,800    3,189,712
BPCE SA
          2.650%, 02/03/21..................................        700      698,330
          2.750%, 12/02/21..................................      1,000      997,474
          1.125%, 12/14/22.................................. EUR  1,200    1,397,951
Credit Agricole SA
          0.750%, 12/01/22.................................. EUR  2,300    2,639,785
Danone SA
#(OMEGA)  2.077%, 11/02/21..................................      2,770    2,721,788
Electricite de France SA
          2.750%, 03/10/23.................................. EUR    500      618,978
Orange SA
          4.125%, 09/14/21..................................        900      930,156
Pernod Ricard SA
(OMEGA)   5.750%, 04/07/21..................................      2,000    2,104,290
Societe Generale SA
(OMEGA)   2.625%, 09/16/20..................................        500      499,019
(OMEGA)   2.500%, 04/08/21..................................      1,000      990,755
          4.250%, 07/13/22.................................. EUR  1,500    1,908,554
                                                                         -----------
TOTAL FRANCE................................................              21,189,351
                                                                         -----------
GERMANY -- (1.4%)
BMW US Capital LLC
(OMEGA)   2.000%, 04/11/21..................................      2,335    2,304,277
Deutsche Bank AG
          2.950%, 08/20/20..................................      1,000      992,304
#         3.125%, 01/13/21..................................        500      492,397
          1.500%, 01/20/22.................................. EUR  1,700    1,912,887
MERCK FIN SERVICES GMBH Co. GUAR 03/20 4.5
          4.500%, 03/24/20.................................. EUR    800      934,128
Volkswagen Leasing GmbH
          2.125%, 04/04/22.................................. EUR    900    1,061,655
          2.375%, 09/06/22.................................. EUR  1,800    2,144,052
                                                                         -----------
TOTAL GERMANY...............................................               9,841,700
                                                                         -----------
IRELAND -- (1.7%)
Abbott Ireland Financing DAC
          0.875%, 09/27/23.................................. EUR  3,000    3,460,163

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
IRELAND -- (Continued)
Ireland Government Bond
          0.000%, 10/18/22.................................. EUR  3,900  $ 4,422,079
Perrigo Finance Un, Ltd. Co.
          3.500%, 03/15/21..................................      1,180    1,168,573
Shire Acquisitions Investments Ireland DA
          2.400%, 09/23/21..................................      3,684    3,640,701
                                                                         -----------
TOTAL IRELAND...............................................              12,691,516
                                                                         -----------
ITALY -- (0.8%)
Intesa Sanpaolo SpA
          0.875%, 06/27/22.................................. EUR    500      564,274
(OMEGA)   3.125%, 07/14/22..................................      2,000    1,959,397
Italy Buoni Poliennali Del Tesoro
          1.200%, 04/01/22.................................. EUR  2,820    3,183,915
          0.950%, 03/01/23.................................. EUR    400      443,265
                                                                         -----------
TOTAL ITALY.................................................               6,150,851
                                                                         -----------
JAPAN -- (2.1%)
Daiwa Securities Group, Inc.
(OMEGA)   3.129%, 04/19/22..................................      1,500    1,501,108
Mitsubishi UFJ Financial Group, Inc.
          2.950%, 03/01/21..................................      1,000    1,003,077
          0.980%, 10/09/23.................................. EUR  1,500    1,727,856
Mizuho Financial Group, Inc.
#(OMEGA)  2.632%, 04/12/21..................................        800      796,821
          2.953%, 02/28/22..................................      3,500    3,502,044
MUFG Bank, Ltd.
          0.875%, 03/11/22.................................. EUR  2,068    2,366,653
Sumitomo Mitsui Banking Corp.
          1.000%, 01/19/22.................................. EUR  1,000    1,149,685
Sumitomo Mitsui Financial Group, Inc.
          2.058%, 07/14/21..................................      1,000      983,902
          2.784%, 07/12/22..................................        400      399,133
          0.819%, 07/23/23.................................. EUR    450      515,356
Toyota Motor Credit Corp.
          2.625%, 01/10/23..................................      1,055    1,056,619
                                                                         -----------
TOTAL JAPAN.................................................              15,002,254
                                                                         -----------
LUXEMBOURG -- (0.7%)
ArcelorMittal
          5.125%, 06/01/20..................................      1,243    1,271,246
          0.950%, 01/17/23.................................. EUR  2,000    2,262,551
DH Europe Finance SA
          1.700%, 01/04/22.................................. EUR  1,600    1,871,569
                                                                         -----------
TOTAL LUXEMBOURG............................................               5,405,366
                                                                         -----------

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
NETHERLANDS -- (5.4%)
ABB Finance BV
         0.625%, 05/03/23.................................. EUR  2,500  $ 2,858,690
ABN AMRO Bank NV
         0.500%, 07/17/23.................................. EUR    500      568,072
Airbus Finance BV
(OMEGA)  2.700%, 04/17/23..................................        500      496,770
Bayer Capital Corp.
         0.625%, 12/15/22.................................. EUR  1,500    1,699,590
Bayer Capital Corp. BV
         1.250%, 11/13/23.................................. EUR  1,009    1,174,351
BMW Finance NV
         1.250%, 09/05/22.................................. EUR    600      697,927
         0.500%, 11/22/22.................................. EUR  1,400    1,588,848
Cooperatieve Rabobank UA
         2.375%, 05/22/23.................................. EUR  3,700    4,534,520
Deutsche Telekom International Finance BV
(OMEGA)  1.950%, 09/19/21..................................      1,500    1,467,766
         4.250%, 07/13/22.................................. EUR    800    1,015,605
Enel Finance International NV
         5.000%, 09/14/22.................................. EUR    622      815,853
Heineken NV
(OMEGA)  3.400%, 04/01/22..................................      1,011    1,031,999
Iberdrola International BV
         1.750%, 09/17/23.................................. EUR    500      600,927
ING Bank NV
(OMEGA)  2.750%, 03/22/21..................................      1,500    1,497,837
         4.500%, 02/21/22.................................. EUR  1,000    1,263,264
ING Groep NV
         0.750%, 03/09/22.................................. EUR  1,600    1,824,455
Koninklijke Philips NV
         0.500%, 09/06/23.................................. EUR  1,000    1,138,476
Mondelez International Holdings Netherlands BV
(OMEGA)  2.000%, 10/28/21..................................      3,000    2,930,538
Mylan NV
         3.750%, 12/15/20..................................        885      893,497
Shell International Finance BV
         1.875%, 05/10/21..................................      1,000      986,318
         2.250%, 01/06/23..................................      2,000    1,971,693
Siemens Financieringsmaatschappij NV
(OMEGA)  1.700%, 09/15/21..................................      1,000      976,082
         2.900%, 05/27/22..................................      1,500    1,506,166
         0.375%, 09/06/23.................................. EUR  1,966    2,240,092
Unilever NV
         0.000%, 04/29/20.................................. EUR  1,000    1,123,447
         0.500%, 02/03/22.................................. EUR  1,125    1,284,074
Volkswagen International Finance NV
         0.875%, 01/16/23.................................. EUR  1,000    1,143,342
                                                                        -----------
TOTAL NETHERLANDS..........................................              39,330,199
                                                                        -----------

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
NORWAY -- (0.2%)
DNB Bank ASA
         0.600%, 09/25/23.................................. EUR  1,500  $1,714,834
                                                                        ----------
S.GEORGIA/S.SAN -- (0.3%)
Credit Suisse Group Funding
Guernsey, Ltd.
         1.250%, 04/14/22.................................. EUR  2,100   2,427,694
                                                                        ----------
SPAIN -- (1.3%)
Banco Santander SA
         3.848%, 04/12/23..................................      3,000   3,060,892
Iberdrola Finance Ireland DAC
(OMEGA)  5.000%, 09/11/19..................................         99      99,698
Santander Holdings USA, Inc.
         2.650%, 04/17/20..................................        800     797,943
Spain Government Bond
         0.450%, 10/31/22.................................. EUR  3,000   3,437,320
Telefonica Emisiones SA
         5.462%, 02/16/21..................................      1,185   1,237,818
         3.987%, 01/23/23.................................. EUR    300     382,897
Telefonica Emisiones SAU
         5.134%, 04/27/20..................................        200     204,376
         2.242%, 05/27/22.................................. EUR    400     477,153
                                                                        ----------
TOTAL SPAIN................................................              9,698,097
                                                                        ----------
SWEDEN -- (1.0%)
Svensk Exportkredit AB
         1.875%, 06/23/20..................................      1,000     993,477
Svenska Handelsbanken AB
         0.500%, 03/21/23.................................. EUR    900   1,024,794
Swedbank AB
         0.250%, 11/07/22.................................. EUR  3,000   3,357,110
Telefonaktiebolaget LM Ericsson
         4.125%, 05/15/22..................................      2,000   2,035,000
                                                                        ----------
TOTAL SWEDEN...............................................              7,410,381
                                                                        ----------
SWITZERLAND -- (0.2%)
Credit Suisse AG
         3.000%, 10/29/21..................................      1,457   1,465,152
                                                                        ----------
UNITED KINGDOM -- (5.8%)
AstraZeneca P.L.C
         2.375%, 11/16/20..................................      2,250   2,236,368
         2.375%, 06/12/22..................................      1,500   1,481,652
Barclays P.L.C
         2.750%, 11/08/19..................................      1,000     998,109
         1.500%, 04/01/22.................................. EUR  1,100   1,275,299
BAT International Finance P.L.C
         3.625%, 11/09/21.................................. EUR    700     852,542
         1.000%, 05/23/22.................................. EUR  1,333   1,526,036
(OMEGA)  3.250%, 06/07/22..................................      1,000   1,001,271

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
UNITED KINGDOM -- (Continued)
         2.375%, 01/19/23.................................. EUR    500  $   601,393
BP Capital Markets P.L.C.
         3.561%, 11/01/21..................................      2,000    2,041,934
         1.373%, 03/03/22.................................. EUR  2,146    2,503,089
British Telecommunications P.L.C.
         0.500%, 06/23/22.................................. EUR  3,100    3,501,669
Coca-Cola European Partners P.L.C.
         0.750%, 02/24/22.................................. EUR  1,846    2,111,698
         2.625%, 11/06/23.................................. EUR  1,200    1,488,252
GlaxoSmithKline Capital P.L.C.
         0.625%, 12/02/19.................................. EUR  3,500    3,943,895
GlaxoSmithKline Capital P.L.C.
         2.850%, 05/08/22..................................      1,000    1,002,607
HSBC Holdings P.L.C.
         3.400%, 03/08/21..................................      2,000    2,020,458
         4.000%, 03/30/22..................................        700      720,956
Lloyds Banking Group P.L.C.
         3.100%, 07/06/21..................................      1,000    1,002,687
         3.000%, 01/11/22..................................        600      597,847
Nationwide Building Society
         0.625%, 04/19/23.................................. EUR  3,600    4,090,394
Natwest Markets P.L.C.
         1.125%, 06/14/23.................................. EUR    500      568,713
PPL WEM, Ltd. / Western Power Distribution, Ltd.
(OMEGA)  5.375%, 05/01/21..................................        500      516,125
Santander UK Group Holdings P.L.C.
#        2.875%, 08/05/21..................................      1,000      994,426
Sky P.L.C.
(OMEGA)  2.625%, 09/16/19..................................        750      749,225
TechnipFMC P.L.C.
         3.450%, 10/01/22..................................      1,000    1,007,835
Vodafone Group P.L.C.
         2.500%, 09/26/22..................................      1,000      991,230
         1.750%, 08/25/23.................................. EUR  1,750    2,080,436
                                                                        -----------
TOTAL UNITED KINGDOM.......................................              41,906,146
                                                                        -----------
UNITED STATES -- (63.0%)
ABB Finance USA, Inc.
         2.875%, 05/08/22..................................        500      502,175
AbbVie, Inc.
         2.900%, 11/06/22..................................      2,500    2,491,597
Activision Blizzard, Inc.
         2.600%, 06/15/22..................................        600      595,503
Aetna, Inc.
         4.125%, 06/01/21..................................        916      936,901
Aflac, Inc.
         3.625%, 06/15/23..................................        500      516,534

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- ----------
                                                             (000)
 UNITED STATES -- (Continued)
 Agilent Technologies, Inc.
     5.000%, 07/15/20..................................        435  $  446,427
 Allergan Finance LLC
     3.250%, 10/01/22..................................      1,000     998,728
 Allergan Funding SCS
     3.450%, 03/15/22..................................      3,000   3,015,516
 Ally Financial, Inc.
     7.500%, 09/15/20..................................        500     526,250
     4.125%, 02/13/22..................................      1,525   1,542,156
 Altria Group, Inc.
     2.850%, 08/09/22..................................      2,516   2,504,426
 Amazon.com, Inc.
     3.300%, 12/05/21..................................        320     327,004
 Ameren Corp.
     2.700%, 11/15/20..................................      1,525   1,520,242
 American Express Co.
     2.500%, 08/01/22..................................      3,000   2,968,776
 American Express Credit Corp.
     0.625%, 11/22/21.................................. EUR    700     797,894
 American Honda Finance Corp.
     0.550%, 03/17/23.................................. EUR  1,500   1,705,719
 American International Group, Inc.
     4.875%, 06/01/22..................................      1,750   1,846,677
     1.500%, 06/08/23.................................. EUR  1,400   1,625,078
 AmerisourceBergen Corp.
     3.500%, 11/15/21..................................      3,053   3,089,916
 Amgen, Inc.
     4.100%, 06/15/21..................................      1,000   1,024,281
     1.250%, 02/25/22.................................. EUR  1,500   1,738,287
 Andeavor Logistics L.P. / Tesoro Logistics Finance
   Corp.
     5.500%, 10/15/19..................................        500     504,340
 Anixter, Inc.
     5.125%, 10/01/21..................................      1,175   1,211,719
     5.500%, 03/01/23..................................        220     231,000
 Anthem, Inc.
     4.350%, 08/15/20..................................        200     203,699
     3.125%, 05/15/22..................................      3,000   3,016,651
 Aon P.L.C.
     2.800%, 03/15/21..................................      1,500   1,499,566
 Apache Corp.
     3.250%, 04/15/22..................................      1,854   1,869,378
 #   2.625%, 01/15/23..................................        288     281,458
 Apple, Inc.
     2.300%, 05/11/22..................................        500     496,165
     2.100%, 09/12/22..................................        700     690,122
 Arconic, Inc.
     5.870%, 02/23/22..................................      1,200   1,258,737
 Arrow Electronics, Inc.
     3.500%, 04/01/22..................................        700     707,867

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
Ashland LLC
         4.750%, 08/15/22....................................      1,920  $1,968,000
AT&T, Inc.
         4.600%, 02/15/21....................................        600     616,801
         3.875%, 08/15/21....................................        300     307,390
         1.450%, 06/01/22.................................... EUR    400     466,344
         1.050%, 09/05/23.................................... EUR    500     578,264
AutoZone, Inc.
         2.500%, 04/15/21....................................      1,695   1,682,573
Avnet, Inc.
         4.875%, 12/01/22....................................      3,000   3,143,762
BAE Systems Holdings, Inc.
(OMEGA)  2.850%, 12/15/20....................................      1,650   1,648,562
Baker Hughes a GE Co. LLC
         3.200%, 08/15/21....................................        309     311,612
Ball Corp.
         4.375%, 12/15/20....................................        500     508,125
         5.000%, 03/15/22....................................        750     780,000
Bank of America Corp.
         2.625%, 10/19/20....................................        120     120,085
         5.700%, 01/24/22....................................      1,000   1,077,215
         3.228%, 06/22/22.................................... CAD  2,000   1,530,253
         1.625%, 09/14/22.................................... EUR  1,050   1,233,526
Bank of New York Mellon Corp. (The)
         2.450%, 11/27/20....................................        301     300,289
         2.600%, 02/07/22....................................      1,000     997,119
#        3.500%, 04/28/23....................................      1,550   1,589,510
Baxalta, Inc.
         2.875%, 06/23/20....................................        120     119,870
Baxter International, Inc.
         1.700%, 08/15/21....................................      2,500   2,439,477
BB&T Corp.
         2.750%, 04/01/22....................................      2,000   2,001,560
Becton Dickinson and Co.
         3.125%, 11/08/21....................................      2,700   2,711,903
Bemis Co., Inc.
         4.500%, 10/15/21....................................        500     515,166
Best Buy Co., Inc.
         5.500%, 03/15/21....................................      2,000   2,077,119
Biogen, Inc.
         3.625%, 09/15/22....................................      3,500   3,564,989
BMW US Capital LLC
         0.625%, 04/20/22.................................... EUR    750     855,280
Booking Holdings, Inc.
         0.800%, 03/10/22.................................... EUR  2,900   3,321,422
Boston Scientific Corp.
         3.375%, 05/15/22....................................      2,500   2,533,837
Burlington Northern Santa Fe LLC
         3.450%, 09/15/21....................................      1,000   1,016,038
CA, Inc.
         5.375%, 12/01/19....................................        700     708,717

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Campbell Soup Co.
    2.500%, 08/02/22....................................        886  $  867,240
Capital One Financial Corp.
    4.750%, 07/15/21....................................      1,900   1,978,744
    3.200%, 01/30/23....................................      2,000   2,008,322
Carpenter Technology Corp.
    5.200%, 07/15/21....................................      1,420   1,454,243
CBS Corp.
    3.375%, 03/01/22....................................      1,000   1,012,378
Celgene Corp.
    3.550%, 08/15/22....................................      3,307   3,370,220
CF Industries, Inc.
    3.450%, 06/01/23....................................        240     234,900
Charles Schwab Corp. (The)
    4.450%, 07/22/20....................................        200     204,533
Chevron Corp.
    2.100%, 05/16/21....................................        657     651,274
    2.498%, 03/03/22....................................      1,000     996,666
    2.355%, 12/05/22....................................      4,000   3,954,880
Choice Hotels International, Inc.
    5.750%, 07/01/22....................................      1,430   1,522,950
Church & Dwight Co., Inc.
    2.875%, 10/01/22....................................      2,000   2,004,074
Cigna Holding Co.
    4.000%, 02/15/22....................................      2,400   2,460,184
CIT Group, Inc.
    5.000%, 08/01/23....................................        335     349,573
Citigroup, Inc.
    2.700%, 03/30/21....................................      1,100   1,098,602
    1.375%, 10/27/21.................................... EUR    400     464,049
    3.390%, 11/18/21.................................... CAD  2,000   1,530,999
Citizens Bank NA
    2.550%, 05/13/21....................................      1,600   1,592,707
    2.650%, 05/26/22....................................      1,000     991,044
CMS Energy Corp.
    5.050%, 03/15/22....................................        500     528,036
CNA Financial Corp.
    5.750%, 08/15/21....................................        720     766,388
CNH Industrial Capital LLC
    3.875%, 10/15/21....................................      1,000   1,013,700
    4.375%, 04/05/22....................................        250     258,475
CNO Financial Group, Inc.
    4.500%, 05/30/20....................................      1,400   1,414,000
Coca-Cola Co. (The)
    0.500%, 03/08/24.................................... EUR  1,650   1,881,598
Coca-Cola European Partners US LLC
    4.500%, 09/01/21....................................        270     276,670
Comcast Corp.
    3.125%, 07/15/22....................................      1,000   1,013,548
Conagra Brands, Inc.
    3.200%, 01/25/23....................................      2,643   2,659,198

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
Consolidated Edison, Inc.
#        2.000%, 05/15/21...................................      1,860  $1,832,847
Constellation Brands, Inc.
         2.700%, 05/09/22...................................      2,475   2,459,227
         3.200%, 02/15/23...................................      1,000   1,005,291
Continental Resources, Inc.
         4.500%, 04/15/23...................................        100     103,521
Cox Communications, Inc.
(OMEGA)  3.250%, 12/15/22...................................      2,192   2,206,928
CVS Health Corp.
#        2.800%, 07/20/20...................................        500     499,513
         4.125%, 05/15/21...................................        800     816,798
         2.125%, 06/01/21...................................        500     492,055
         2.750%, 12/01/22...................................      1,000     986,138
Daimler Finance North America LLC
(OMEGA)  2.850%, 01/06/22...................................      2,500   2,494,328
DCP Midstream Operating L.P.
#        4.950%, 04/01/22...................................      1,200   1,230,000
Dell, Inc.
         4.625%, 04/01/21...................................        500     508,125
Discovery Communications LLC
         2.750%, 11/15/19...................................        575     573,653
         4.375%, 06/15/21...................................      2,176   2,239,510
Dollar Tree, Inc.
         3.700%, 05/15/23...................................      4,000   4,065,189
Dow Chemical Co. (The)
         4.250%, 11/15/20...................................        187     190,465
         3.000%, 11/15/22...................................      1,000   1,001,200
Duke Energy Corp.
         2.400%, 08/15/22...................................      1,775   1,752,841
E*TRADE Financial Corp.
         2.950%, 08/24/22...................................      3,500   3,495,310
Eastman Chemical Co.
         4.500%, 01/15/21...................................         34      34,819
         1.500%, 05/26/23................................... EUR  1,000   1,175,224
Eaton Corp.
         2.750%, 11/02/22...................................      1,500   1,498,430
eBay, Inc.
#        2.875%, 08/01/21...................................      1,500   1,500,182
         2.600%, 07/15/22...................................        500     495,371
         2.750%, 01/30/23...................................        416     412,452
Ecolab, Inc.
         4.350%, 12/08/21...................................      1,224   1,273,170
         2.375%, 08/10/22...................................      3,175   3,150,271
Edgewell Personal Care Co.
         4.700%, 05/19/21...................................        900     918,000
         4.700%, 05/24/22...................................        850     877,625
Edison International
         2.400%, 09/15/22...................................      2,454   2,332,714
Electronic Arts, Inc.
         3.700%, 03/01/21...................................      1,962   1,991,797

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
EMC Corp.
         2.650%, 06/01/20...................................      1,000  $  994,763
#        3.375%, 06/01/23...................................        131     127,670
EMD Finance LLC
(OMEGA)  2.950%, 03/19/22...................................      3,288   3,271,174
Energy Transfer Partners L.P.
         3.600%, 02/01/23...................................      2,500   2,511,474
Enterprise Products Operating LLC
         5.250%, 01/31/20...................................        400     406,579
         2.850%, 04/15/21...................................      1,500   1,500,357
Equifax, Inc.
         3.300%, 12/15/22...................................      2,652   2,667,032
Evergy, Inc.
         4.850%, 06/01/21...................................        915     942,629
Eversource Energy
         2.500%, 03/15/21...................................        900     895,322
Exelon Corp.
         5.150%, 12/01/20...................................        300     309,025
Exelon Generation Co. LLC
         2.950%, 01/15/20...................................        150     150,053
         4.000%, 10/01/20...................................      1,000   1,014,016
         3.400%, 03/15/22...................................      1,000   1,014,747
         4.250%, 06/15/22...................................        500     518,436
Express Scripts Holding Co.
         3.300%, 02/25/21...................................      2,000   2,013,789
         3.900%, 02/15/22...................................        500     512,199
FedEx Corp.
         1.000%, 01/11/23................................... EUR  1,000   1,152,261
Fidelity National Information Services, Inc.
         2.250%, 08/15/21...................................      2,000   1,977,253
Fifth Third Bancorp
         3.500%, 03/15/22...................................      3,000   3,057,807
Fluor Corp.
         1.750%, 03/21/23................................... EUR  3,500   4,117,101
Ford Motor Credit Co. LLC
         3.200%, 01/15/21...................................        800     794,535
         3.336%, 03/18/21...................................      1,500   1,494,879
Fortune Brands Home & Security, Inc.
         3.000%, 06/15/20...................................        500     500,985
Gap, Inc. (The)
         5.950%, 04/12/21...................................      1,296   1,350,188
GATX Corp.
         2.500%, 07/30/19...................................        500     499,383
         4.750%, 06/15/22...................................      3,000   3,111,425
General Electric Co.
         0.375%, 05/17/22................................... EUR  3,000   3,360,199
         2.700%, 10/09/22...................................      1,500   1,480,486
General Mills, Inc.
         3.150%, 12/15/21...................................        985     992,317

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
General Motors Financial Co., Inc.
         3.200%, 07/06/21..................................       2,800  $2,798,563
         3.450%, 01/14/22..................................         800     805,694
Gilead Sciences, Inc.
         4.400%, 12/01/21..................................       2,005   2,081,067
Goldman Sachs Group, Inc. (The)
         5.375%, 03/15/20..................................         500     510,892
         2.625%, 04/25/21..................................       1,000     997,078
         5.250%, 07/27/21..................................         750     788,461
         5.750%, 01/24/22..................................         957   1,026,537
         3.250%, 02/01/23.................................. EUR     291     359,344
Graphic Packaging International LLC
         4.750%, 04/15/21..................................       1,320   1,353,330
         4.875%, 11/15/22..................................         700     715,750
Harley-Davidson Financial Services, Inc.
(OMEGA)  2.550%, 06/09/22..................................       3,500   3,424,113
Harris Corp.
         2.700%, 04/27/20..................................         382     381,412
Hartford Financial Services Group, Inc. (The)
         5.125%, 04/15/22..................................         400     425,601
Hasbro, Inc.
         3.150%, 05/15/21..................................       1,384   1,388,757
Hewlett Packard Enterprise Co.
         3.600%, 10/15/20..................................         236     238,220
Huntington Bancshares, Inc.
         3.150%, 03/14/21..................................       1,500   1,509,479
         2.300%, 01/14/22..................................         400     394,352
Huntington National Bank (The)
         2.400%, 04/01/20..................................         500     498,753
Illinois Tool Works, Inc.
         1.250%, 05/22/23.................................. EUR   1,000   1,173,620
International Business Machines Corp.
         0.375%, 01/31/23.................................. EUR   2,625   2,971,541
         1.250%, 05/26/23.................................. EUR   1,500   1,759,445
Johnson Controls International P.L.C.
         1.000%, 09/15/23.................................. EUR   3,200   3,650,202
JPMorgan Chase & Co.
         2.550%, 10/29/20..................................         400     399,196
         2.750%, 08/24/22.................................. EUR   2,868   3,494,806
         0.625%, 01/25/24.................................. EUR   1,333   1,512,121
Kellogg Co.
         4.000%, 12/15/20..................................         800     815,666
         0.800%, 11/17/22.................................. EUR   2,840   3,250,116

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
Keurig Dr Pepper, Inc.
         2.700%, 11/15/22..................................       1,000  $  983,857
KeyBank NA
         2.300%, 09/14/22..................................         550     543,022
KeyCorp
         2.900%, 09/15/20..................................         700     702,207
Kraft Heinz Foods Co.
         3.500%, 06/06/22..................................       2,900   2,935,206
Kroger Co. (The)
         3.300%, 01/15/21..................................       1,167   1,175,207
         3.400%, 04/15/22..................................         975     988,218
         2.800%, 08/01/22..................................       1,500   1,494,255
L Brands, Inc.
         5.625%, 02/15/22..................................       1,450   1,504,375
L3 Technologies, Inc.
#        4.950%, 02/15/21..................................         164     168,934
Laboratory Corp. of America Holdings
         3.200%, 02/01/22..................................         900     904,807
Leidos Holdings, Inc.
         4.450%, 12/01/20..................................       1,100   1,113,836
Lennar Corp.
         6.625%, 05/01/20..................................         600     618,000
         8.375%, 01/15/21..................................         500     542,450
         4.125%, 01/15/22..................................       1,400   1,412,250
Liberty Mutual Group, Inc.
(OMEGA)  5.000%, 06/01/21..................................       2,400   2,489,819
(OMEGA)  4.950%, 05/01/22..................................         615     646,005
Lincoln National Corp.
         6.250%, 02/15/20..................................         300     307,798
         4.850%, 06/24/21..................................         880     915,064
LyondellBasell Industries NV
         6.000%, 11/15/21..................................       1,677   1,786,802
Macy's Retail Holdings, Inc.
         3.450%, 01/15/21..................................       1,500   1,510,393
         3.875%, 01/15/22..................................         500     503,915
#        2.875%, 02/15/23..................................         363     352,883
Manufacturers & Traders Trust Co.
         2.500%, 05/18/22..................................       2,300   2,286,335
Marathon Petroleum Corp.
         3.400%, 12/15/20..................................       2,100   2,116,925
Marriott International, Inc.
         2.875%, 03/01/21..................................         800     799,696
Marsh & McLennan Cos., Inc.
         2.750%, 01/30/22..................................       2,260   2,259,061
Mattel, Inc.
         2.350%, 08/15/21..................................       1,900   1,819,250
McDonald's Corp.
         1.000%, 11/15/23.................................. EUR   2,000   2,324,109
Mead Johnson Nutrition Co.
         3.000%, 11/15/20..................................         919     922,291
Meritage Homes Corp.
         7.150%, 04/15/20..................................       1,300   1,339,000

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                    FACE
                                                                   AMOUNT^   VALUE+
                                                                   ------- ----------
                                                                    (000)
UNITED STATES -- (Continued)
MGM Resorts International
          7.750%, 03/15/22....................................      2,000  $2,212,500
Molson Coors Brewing Co.
          2.100%, 07/15/21....................................      2,000   1,965,269
Morgan Stanley
#         2.500%, 04/21/21....................................      1,000     994,643
#         5.500%, 07/28/21....................................        200     211,136
          3.125%, 08/05/21.................................... CAD  1,600   1,217,204
#         2.625%, 11/17/21....................................      1,500   1,494,409
          1.875%, 03/30/23.................................... EUR    500     592,990
Mosaic Co. (The)
          3.750%, 11/15/21....................................      2,000   2,030,820
Murphy Oil Corp.
          4.000%, 06/01/22....................................      1,021   1,019,653
Mylan, Inc.
(OMEGA)   3.125%, 01/15/23....................................      1,000     981,167
National Grid North America, Inc.
          0.750%, 08/08/23.................................... EUR  2,000   2,283,586
National Oilwell Varco, Inc.
          2.600%, 12/01/22....................................      1,500   1,471,558
NetApp, Inc.
          3.375%, 06/15/21....................................      2,000   2,016,893
          3.250%, 12/15/22....................................        935     941,787
Newfield Exploration Co.
          5.750%, 01/30/22....................................      2,420   2,579,592
Newmont Goldcorp Corp.
          3.500%, 03/15/22....................................      1,000   1,012,198
Newmont Goldcorp Corp.
(OMEGA)   3.625%, 06/09/21....................................      1,700   1,713,874
NextEra Energy Capital Holdings, Inc.
          4.500%, 06/01/21....................................      1,000   1,030,773
Nissan Motor Acceptance Corp.
(OMEGA)   2.550%, 03/08/21....................................      1,100   1,085,920
(OMEGA)   2.650%, 07/13/22....................................      1,000     978,787
#(OMEGA)  2.600%, 09/28/22....................................      1,000     978,344
Noble Energy, Inc.
          4.150%, 12/15/21....................................      1,676   1,717,073
Nordstrom, Inc.
          4.750%, 05/01/20....................................      1,000   1,018,000
          4.000%, 10/15/21....................................      1,000   1,022,946
Northern Trust Corp.
#         3.375%, 08/23/21....................................      2,035   2,077,228
Northrop Grumman Corp.
#         2.550%, 10/15/22....................................      3,000   2,969,788
NuStar Logistics L.P.
          6.750%, 02/01/21....................................      1,083   1,126,320
NVIDIA Corp.
          2.200%, 09/16/21....................................      1,493   1,475,671
Occidental Petroleum Corp.
          3.125%, 02/15/22....................................        206     207,174

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
Omnicom Group, Inc. / Omnicom Capital, Inc.
         3.625%, 05/01/22....................................      3,011  $3,071,549
ONEOK, Inc.
         4.250%, 02/01/22....................................      1,066   1,096,533
Oracle Corp.
         2.500%, 05/15/22....................................      4,250   4,228,793
         2.500%, 10/15/22....................................      1,951   1,937,301
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA)  3.375%, 02/01/22....................................      2,104   2,115,113
(OMEGA)  4.250%, 01/17/23....................................      1,709   1,767,044
Philip Morris International, Inc.
         1.750%, 03/19/20.................................... EUR    500     569,894
         2.375%, 08/17/22....................................      2,291   2,260,256
         2.500%, 08/22/22....................................      1,095   1,084,765
Phillips 66
         4.300%, 04/01/22....................................      1,500   1,562,967
Plains All American Pipeline L.P. / PAA Finance Corp.
         2.850%, 01/31/23....................................      1,500   1,467,006
PNC Bank NA
#        2.550%, 12/09/21....................................      3,500   3,491,928
PolyOne Corp.
         5.250%, 03/15/23....................................      1,400   1,452,500
Praxair, Inc.
         1.200%, 02/12/24.................................... EUR  3,000   3,537,729
Precision Castparts Corp.
         2.500%, 01/15/23....................................        806     802,091
Procter & Gamble Co. (The)
         2.150%, 08/11/22....................................      1,500   1,483,088
Progress Energy, Inc.
         4.400%, 01/15/21....................................      1,100   1,125,551
PulteGroup, Inc.
         4.250%, 03/01/21....................................      1,475   1,493,438
QEP Resources, Inc.
         5.375%, 10/01/22....................................      1,500   1,475,625
QUALCOMM, Inc.
         3.000%, 05/20/22....................................      1,145   1,152,968
         2.600%, 01/30/23....................................      2,400   2,378,646
Radian Group, Inc.
         7.000%, 03/15/21....................................      1,205   1,280,313
Regions Financial Corp.
         3.200%, 02/08/21....................................      1,300   1,309,138
         2.750%, 08/14/22....................................      1,500   1,492,099
Republic Services, Inc.
         3.550%, 06/01/22....................................      1,000   1,020,575
Rockies Express Pipeline LLC
(OMEGA)  5.625%, 04/15/20....................................      1,100   1,124,585
Rockwell Collins, Inc.
         2.800%, 03/15/22....................................      2,000   1,995,070
Roper Technologies, Inc.
         3.000%, 12/15/20....................................      1,200   1,201,644
         2.800%, 12/15/21....................................      1,000     997,405

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
Ryder System, Inc.
          3.450%, 11/15/21..................................         900  $  912,091
#         3.400%, 03/01/23..................................       2,000   2,020,993
Santander Holdings USA, Inc.
          3.700%, 03/28/22..................................       1,000   1,012,574
          3.400%, 01/18/23..................................       1,000   1,000,681
SCANA Corp.
          6.250%, 04/01/20..................................         242     247,141
          4.750%, 05/15/21..................................         440     449,867
Sealed Air Corp.
#(OMEGA)  6.500%, 12/01/20..................................       1,449   1,506,960
(OMEGA)   4.875%, 12/01/22..................................         800     826,000
Sempra Energy
          2.875%, 10/01/22..................................         600     595,837
Sherwin-Williams Co. (The)
          2.750%, 06/01/22..................................       2,000   1,987,072
Southern Co. (The)
#         2.750%, 06/15/20..................................         250     249,848
Southern Power Co.
          2.500%, 12/15/21..................................         898     889,996
          1.000%, 06/20/22.................................. EUR     950   1,096,311
Stryker Corp.
          2.625%, 03/15/21..................................       2,086   2,080,083
          1.125%, 11/30/23.................................. EUR   1,333   1,556,754
Sunoco Logistics Partners Operations L.P.
          3.450%, 01/15/23..................................         500     500,850
SunTrust Bank
          2.450%, 08/01/22..................................       2,750   2,722,571
SunTrust Banks, Inc.
          2.900%, 03/03/21..................................         150     150,437
Symantec Corp.
          4.200%, 09/15/20..................................       1,000   1,013,020
#         3.950%, 06/15/22..................................       1,200   1,202,956
Sysco Corp.
          2.600%, 06/12/22..................................       1,577   1,563,914
          1.250%, 06/23/23.................................. EUR     375     432,753
Thermo Fisher Scientific, Inc.
          4.500%, 03/01/21..................................         830     855,257
          2.150%, 07/21/22.................................. EUR     500     597,259
Time Warner Cable LLC
          5.000%, 02/01/20..................................       1,100   1,115,472
          4.125%, 02/15/21..................................         100     101,586
T-Mobile USA, Inc.
#         4.000%, 04/15/22..................................       1,239   1,251,390
Toll Brothers Finance Corp.
          5.875%, 02/15/22..................................       1,100   1,160,500
Total System Services, Inc.
          3.800%, 04/01/21..................................         234     237,228
Toyota Motor Credit Corp.
          2.600%, 01/11/22..................................       5,776   5,783,047
Travelers Cos., Inc. (The)
          3.900%, 11/01/20..................................         250     254,860

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 UNITED STATES -- (Continued)
 TRI Pointe Group, Inc.
     4.875%, 07/01/21..................................       1,100  $1,116,500
 Tupperware Brands Corp.
     4.750%, 06/01/21..................................       1,700   1,747,381
 Tyson Foods, Inc.
     4.500%, 06/15/22..................................       1,000   1,044,706
 United Continental Holdings, Inc.
     6.000%, 12/01/20..................................       1,000   1,038,750
 #   4.250%, 10/01/22..................................       1,000   1,008,750
 United Parcel Service, Inc.
     0.375%, 11/15/23.................................. EUR   3,632   4,114,524
 United Technologies Corp.
     1.250%, 05/22/23.................................. EUR     607     705,131
 UnitedHealth Group, Inc.
     2.125%, 03/15/21..................................         200     198,308
 #   2.875%, 12/15/21..................................         500     502,729
     2.375%, 10/15/22..................................       1,000     986,938
 Unum Group
     3.000%, 05/15/21..................................       1,000   1,001,513
 US Bancorp
 #   2.625%, 01/24/22..................................       1,000   1,000,420
     3.000%, 03/15/22..................................       2,000   2,019,000
 Verizon Communications, Inc.
     3.450%, 03/15/21..................................         215     217,878
     3.500%, 11/01/21..................................         350     358,392
     2.375%, 02/17/22.................................. EUR   2,500   2,987,002
 VF Corp.
     3.500%, 09/01/21..................................       1,040   1,057,192
 Walgreen Co.
     3.100%, 09/15/22..................................         500     501,114
 Walgreens Boots Alliance, Inc.
     3.300%, 11/18/21..................................       1,000   1,008,588
 Warner Media LLC
     2.100%, 06/01/19..................................         105     104,913
     1.950%, 09/15/23.................................. EUR   1,500   1,783,318
 Waste Management, Inc.
     4.600%, 03/01/21..................................       1,288   1,324,961
 Wells Fargo & Co.
     2.500%, 03/04/21..................................       2,000   1,989,957
     2.094%, 04/25/22.................................. CAD   3,000   2,218,773
     1.500%, 09/12/22.................................. EUR     750     876,627
 Western Gas Partners L.P.
     5.375%, 06/01/21..................................         175     182,242
     4.000%, 07/01/22..................................         800     817,242
 Western Union Co. (The)
     5.253%, 04/01/20..................................       1,000   1,020,827
 Whirlpool Corp.
     4.850%, 06/15/21..................................         436     452,378
 Williams Cos., Inc. (The)
     7.875%, 09/01/21..................................       1,200   1,326,452
     4.000%, 11/15/21..................................       1,848   1,895,992
 WR Berkley Corp.
     4.625%, 03/15/22..................................         975   1,020,516

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^    VALUE+
                                                                ------- ------------
                                                                 (000)
UNITED STATES -- (Continued)
WR Grace & Co-Conn
(OMEGA)  5.125%, 10/01/21....................................    1,600  $  1,656,000
Wyndham Destinations, Inc.
         4.250%, 03/01/22....................................    2,400     2,400,000
Xcel Energy, Inc.
         2.400%, 03/15/21....................................    2,000     1,986,340
Xilinx, Inc.
         3.000%, 03/15/21....................................      989       992,728
ZF North America Capital, Inc.
(OMEGA)  4.500%, 04/29/22....................................    2,299     2,352,479
Zimmer Biomet Holdings, Inc.
         3.150%, 04/01/22....................................    1,345     1,350,756
Zoetis, Inc.
         3.250%, 02/01/23....................................    1,000     1,008,213
                                                                        ------------
TOTAL UNITED STATES..........................................            459,669,711
                                                                        ------------
TOTAL BONDS..................................................            713,971,184
                                                                        ------------

                                                          SHARES      VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)  The DFA Short Term Investment Fund..............   1,356,163 $ 15,692,164
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $735,083,931).................................             $729,663,348
                                                                   ============

As of April 30, 2019, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                   UNREALIZED
                                                                    FOREIGN
                                                                    EXCHANGE
                                                      SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD     COUNTERPARTY       DATE    (DEPRECIATION)
------------------  --------------- ----------------  ---------- --------------
EUR                                 State Street
       52,352,279   USD  58,388,497 Bank and Trust     05/02/19    $  329,849
USD                                 State Street
       51,914,663   EUR  46,099,084 Bank and Trust     05/02/19       209,905
USD                                 State Street
       73,255,418   EUR  64,977,597 Bank and Trust     05/06/19       357,300
USD                                 State Street
       53,643,645   EUR  47,315,320 Bank and Trust     05/22/19       487,278
USD                                 National
                                    Australia Bank
       20,489,192   CAD  27,354,297 Ltd.               07/10/19        34,935
                                                                   ----------
TOTAL APPRECIATION                                                 $1,419,267

USD     6,963,534   EUR   6,253,195 Citibank, N.A.     05/02/19    $  (50,053)
USD     2,308,659   EUR   2,061,283 Citibank, N.A.     05/22/19        (7,089)
USD                                 State Street
       58,656,984   EUR  52,338,642 Bank and Trust     06/28/19      (332,216)
                                                                   ----------
TOTAL (DEPRECIATION)                                               $ (389,358)
                                                                   ----------
TOTAL APPRECIATION
(DEPRECIATION)                                                     $1,029,909
                                                                   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ---------------------------------------
                                LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                -------  ----------- ------- -----------
        Bonds
           Australia...........   --     $23,986,176   --    $23,986,176
           Belgium.............   --       4,918,572   --      4,918,572

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -----------------------------------------
                               LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                               ------- ------------ ------- ------------
          Canada..............   --    $ 42,398,408   --    $ 42,398,408
          Denmark.............   --       2,178,829   --       2,178,829
          Finland.............   --       6,585,947   --       6,585,947
          France..............   --      21,189,351   --      21,189,351
          Germany.............   --       9,841,700   --       9,841,700
          Ireland.............   --      12,691,516   --      12,691,516
          Italy...............   --       6,150,851   --       6,150,851
          Japan...............   --      15,002,254   --      15,002,254
          Luxembourg..........   --       5,405,366   --       5,405,366
          Netherlands.........   --      39,330,199   --      39,330,199
          Norway..............   --       1,714,834   --       1,714,834
          S.Georgia/S.San.....   --       2,427,694   --       2,427,694
          Spain...............   --       9,698,097   --       9,698,097
          Sweden..............   --       7,410,381   --       7,410,381
          Switzerland.........   --       1,465,152   --       1,465,152
          United Kingdom......   --      41,906,146   --      41,906,146
          United States.......   --     459,669,711   --     459,669,711
       Securities Lending
         Collateral...........   --      15,692,164   --      15,692,164
       Forward Currency
         Contracts**..........   --       1,029,909   --       1,029,909
                                 --    ------------   --    ------------
       TOTAL..................   --    $730,693,257   --    $730,693,257
                                 ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- -----------
                                                                   (000)
BONDS -- (93.3%)
AUSTRALIA -- (2.3%)
Australia & New Zealand Banking Group, Ltd.
          0.750%, 09/29/26.................................. EUR   3,000  $ 3,396,077
BHP Billiton Finance USA, Ltd.
          2.875%, 02/24/22..................................          13       13,135
BHP Billiton Finance, Ltd.
          3.250%, 09/24/27.................................. EUR   1,800    2,433,692
Commonwealth Bank of Australia
          5.000%, 03/19/20..................................           9        9,178
#(OMEGA)  2.850%, 05/18/26..................................         266      258,302
#(OMEGA)  3.150%, 09/19/27..................................          10        9,881
FMG Resources August 2006 Pty, Ltd.
#(OMEGA)  5.125%, 05/15/24..................................       2,000    2,030,000
Macquarie Bank, Ltd.
(OMEGA)   3.900%, 01/15/26..................................         289      293,846
National Australia Bank, Ltd.
          3.000%, 02/10/23.................................. AUD   2,000    1,453,551
          0.625%, 09/18/24.................................. EUR   4,000    4,545,587
#(OMEGA)  3.500%, 01/10/27..................................         351      356,309
Westpac Banking Corp.
          0.625%, 11/22/24.................................. EUR   1,000    1,136,901
          2.850%, 05/13/26..................................         104      101,177
          2.700%, 08/19/26..................................          23       22,244
          3.350%, 03/08/27..................................       2,319    2,333,069
                                                                          -----------
TOTAL AUSTRALIA.............................................               18,392,949
                                                                          -----------
BELGIUM -- (0.5%)
Anheuser-Busch InBev SA
          2.700%, 03/31/26.................................. EUR   1,000    1,272,359
          2.250%, 05/24/29.................................. GBP     600      758,678
Dexia Credit Local SA
          1.000%, 10/18/27.................................. EUR   1,600    1,869,224
                                                                          -----------
TOTAL BELGIUM...............................................                3,900,261
                                                                          -----------
CANADA -- (4.9%)
Alimentation Couche-Tard, Inc.
          1.875%, 05/06/26.................................. EUR     700      815,118
(OMEGA)   3.550%, 07/26/27..................................       1,620    1,590,795
Bank of Montreal
          2.700%, 12/09/26.................................. CAD   3,000    2,268,486
Bank of Nova Scotia (The)
          2.620%, 12/02/26.................................. CAD   2,000    1,502,023

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CANADA -- (Continued)
Canadian Imperial Bank of Commerce
    3.300%, 05/26/25.................................. CAD   5,300  $ 4,146,675
Canadian Natural Resources, Ltd.
    3.420%, 12/01/26.................................. CAD   1,000      756,102
Canadian Pacific Railway Co.
    2.900%, 02/01/25..................................         535      532,742
    3.700%, 02/01/26..................................          45       45,668
Cenovus Energy, Inc.
#   3.000%, 08/15/22..................................         719      709,371
Enbridge, Inc.
    4.000%, 10/01/23..................................          34       35,214
#   3.500%, 06/10/24..................................          15       15,153
Husky Energy, Inc.
    3.600%, 03/10/27.................................. CAD   2,000    1,523,744
Nutrien, Ltd.
    3.625%, 03/15/24..................................         540      546,908
    3.000%, 04/01/25..................................          40       38,966
Province of British Columbia Canada
    6.500%, 01/15/26..................................          93      112,749
Province of Ontario Canada
    2.900%, 06/02/28.................................. CAD   5,900    4,578,500
Province of Quebec
    3.700%, 05/20/26.................................. AUD   3,500    2,668,566
Province of Quebec Canada
    0.875%, 05/04/27.................................. EUR   3,800    4,412,257
    0.875%, 07/05/28.................................. EUR   6,800    7,842,671
Rogers Communications, Inc.
    3.000%, 03/15/23..................................          21       21,047
    4.000%, 03/13/24.................................. CAD   2,000    1,584,549
Royal Bank of Canada
    4.930%, 07/16/25.................................. CAD   2,000    1,710,293
Suncor Energy, Inc.
    3.600%, 12/01/24..................................          87       88,888
Thomson Reuters Corp.
#   4.300%, 11/23/23..................................          60       62,659
    3.850%, 09/29/24..................................          79       79,529
Toronto-Dominion Bank (The)
    1.994%, 03/23/22.................................. CAD      58       43,147
Toyota Credit Canada, Inc.
    2.020%, 02/28/22.................................. CAD      58       43,028
TransCanada PipeLines, Ltd.
    3.800%, 10/01/20..................................          15       15,215
Videotron, Ltd.
#   5.000%, 07/15/22..................................         921      958,560
                                                                    -----------
TOTAL CANADA..........................................               38,748,623
                                                                    -----------

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- -----------
                                                                   (000)
DENMARK -- (1.3%)
AP Moller - Maersk A.S.
          1.750%, 03/16/26.................................. EUR   2,500  $ 2,817,991
Denmark Government Bond
          0.500%, 11/15/27.................................. DKK  32,300    5,096,629
Kommunekredit
          2.900%, 11/27/26.................................. AUD   3,500    2,546,171
                                                                          -----------
TOTAL DENMARK...............................................               10,460,791
                                                                          -----------
FINLAND -- (0.2%)
Nokia Oyj
          4.375%, 06/12/27..................................       1,750    1,754,375
                                                                          -----------
FRANCE -- (6.0%)
Air Liquide Finance SA
          1.000%, 03/08/27.................................. EUR   1,100    1,294,917
BNP Paribas SA
          3.250%, 03/03/23..................................          22       22,365
          1.500%, 11/17/25.................................. EUR   1,200    1,400,476
BPCE SA
          4.000%, 04/15/24..................................         500      520,214
Credit Agricole SA
          2.375%, 05/20/24.................................. EUR   1,000    1,235,095
          1.375%, 05/03/27.................................. EUR   2,000    2,351,045
Electricite de France SA
#(OMEGA)  3.625%, 10/13/25..................................          40       40,778
          5.875%, 07/18/31.................................. GBP   1,200    2,101,840
Orange SA
          0.875%, 02/03/27.................................. EUR     500      567,442
          8.125%, 11/20/28.................................. GBP     964    1,854,026
Pernod Ricard SA
          1.500%, 05/18/26.................................. EUR     800      946,803
#(OMEGA)  3.250%, 06/08/26..................................         173      171,099
Sanofi
          0.500%, 01/13/27.................................. EUR   2,300    2,585,991
          1.125%, 04/05/28.................................. EUR   1,700    1,992,987
          1.375%, 03/21/30.................................. EUR   6,200    7,357,689
SNCF Mobilites
          5.375%, 03/18/27.................................. GBP     500      821,389
          1.500%, 02/02/29.................................. EUR   2,000    2,422,271
SNCF Reseau
          0.875%, 01/22/29.................................. EUR   2,000    2,280,438
SNCF Reseau EPIC
          5.250%, 12/07/28.................................. GBP   5,998   10,126,030
          1.125%, 05/25/30.................................. EUR   1,100    1,284,399
Societe Generale SA
          1.125%, 01/23/25.................................. EUR   1,200    1,356,408
Total Capital International SA
          2.100%, 06/19/19..................................          26       25,981
          3.750%, 04/10/24..................................         112      116,586
TOTAL CAPITAL INTL SA
          0.750%, 07/12/28.................................. EUR   1,000    1,139,750
Total Capital S.A.
          3.883%, 10/11/28..................................       3,000    3,179,259

                                                                 FACE
                                                                AMOUNT^    VALUE+
                                                               --------- -----------
                                                                 (000)
FRANCE -- (Continued)
Total System Services, Inc.
          4.800%, 04/01/26...............................             69 $    72,479
                                                                         -----------
TOTAL FRANCE.............................................                 47,267,757
                                                                         -----------
GERMANY -- (2.2%)
BMW US Capital LLC
(OMEGA)   2.800%, 04/11/26...............................            194     186,541
#(OMEGA)  3.300%, 04/06/27...............................             58      57,426
Daimler AG
          1.000%, 11/15/27............................... EUR      3,300   3,708,447
Deutsche Bank AG
          2.950%, 08/20/20...............................              2       1,987
          3.125%, 01/13/21...............................             23      22,759
          3.700%, 05/30/24...............................            113     108,941
Deutsche Telekom International Finance BV
          1.375%, 01/30/27............................... EUR        500     579,617
E.ON SE
          1.625%, 05/22/29............................... EUR      1,200   1,408,331
Kreditanstalt fuer Wiederaufbau
          2.050%, 02/16/26............................... JPY  1,087,000  11,258,108
                                                                         -----------
TOTAL GERMANY............................................                 17,332,157
                                                                         -----------
IRELAND -- (0.1%)
Perrigo Finance Unlimited Co.
          4.375%, 03/15/26...............................            500     492,732
                                                                         -----------
ITALY -- (0.9%)
Enel Finance International NV
(OMEGA)   4.875%, 06/14/29...............................          2,000   2,087,376
Eni SpA
          1.500%, 01/17/27............................... EUR      1,000   1,185,686
          1.125%, 09/19/28............................... EUR      1,700   1,931,781
Italy Buoni Poliennali Del Tesoro
          1.250%, 12/01/26............................... EUR      2,100   2,231,052
LYB International Finance II BV
          3.500%, 03/02/27...............................             35      34,069
                                                                         -----------
TOTAL ITALY..............................................                  7,469,964
                                                                         -----------
JAPAN -- (0.5%)
Beam Suntory, Inc.
          3.250%, 06/15/23...............................             21      20,815
Honda Canada Finance, Inc.
          3.444%, 05/23/25............................... CAD      2,000   1,553,139
Mitsubishi UFJ Financial Group, Inc.
          3.677%, 02/22/27...............................             35      35,897
Nomura Holdings, Inc.
          6.700%, 03/04/20...............................             16      16,519

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
JAPAN -- (Continued)
Sumitomo Mitsui Financial Group, Inc.
         3.784%, 03/09/26..................................          58  $    59,768
Toyota Motor Credit Corp.
         3.300%, 01/12/22..................................          30       30,544
         2.625%, 01/10/23..................................          75       75,115
         3.650%, 01/08/29..................................       2,000    2,072,753
                                                                         -----------
TOTAL JAPAN................................................                3,864,550
                                                                         -----------
LUXEMBOURG -- (2.4%)
Allergan Funding SCS
         3.800%, 03/15/25..................................         529      533,980
         2.625%, 11/15/28.................................. EUR     216      260,667
European Financial Stability Facility
         0.950%, 02/14/28.................................. EUR   1,900    2,254,650
Nestle Finance International, Ltd.
         1.250%, 11/02/29.................................. EUR   1,380    1,625,603
Novartis Finance SA
         1.625%, 11/09/26.................................. EUR   3,300    4,036,329
         1.125%, 09/30/27.................................. EUR   5,000    5,896,652
         0.625%, 09/20/28.................................. EUR   2,300    2,577,197
Whirlpool Finance Luxembourg Sarl
         1.250%, 11/02/26.................................. EUR   1,200    1,347,544
         1.100%, 11/09/27.................................. EUR     500      545,921
                                                                         -----------
TOTAL LUXEMBOURG...........................................               19,078,543
                                                                         -----------
NETHERLANDS -- (6.1%)
Bayer Capital Corp BV
         1.500%, 06/26/26.................................. EUR   2,700    3,114,744
BMW Finance NV
         1.125%, 01/10/28.................................. EUR     750      856,768
         1.500%, 02/06/29.................................. EUR   2,000    2,298,792
BNG Bank NV
         0.625%, 06/19/27.................................. EUR     500      575,767
Cooperatieve Rabobank UA
         3.875%, 02/08/22..................................          83       85,403
         1.250%, 03/23/26.................................. EUR   2,500    2,967,766
Deutsche Telekom International Finance BV
         1.125%, 05/22/26.................................. EUR   1,000    1,153,865
         2.250%, 04/13/29.................................. GBP   1,600    2,028,202
E.ON International Finance BV
         6.375%, 06/07/32.................................. GBP   1,150    2,072,352
Enel Finance International NV
         1.375%, 06/01/26.................................. EUR   1,500    1,736,880
Heineken NV
(OMEGA)  2.750%, 04/01/23..................................          26       25,913
         1.375%, 01/29/27.................................. EUR   1,200    1,413,610

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
NETHERLANDS -- (Continued)
Iberdrola International BV
         0.375%, 09/15/25.................................. EUR   1,400  $ 1,563,153
ING Groep NV
         1.375%, 01/11/28.................................. EUR   2,100    2,401,001
Koninklijke KPN NV
         5.750%, 09/17/29.................................. GBP   1,500    2,257,557
Koninklijke Philips NV
         1.375%, 05/02/28.................................. EUR   2,000    2,343,721
Mylan NV
         3.125%, 11/22/28.................................. EUR   1,400    1,672,952
Sensata Technologies BV
(OMEGA)  5.000%, 10/01/25..................................       1,550    1,588,750
SHELL INTERNATIONAL FIN
         1.250%, 05/12/28.................................. EUR   4,000    4,748,404
Shell International Finance B.V.
         3.875%, 11/13/28..................................       1,200    1,267,767
Shell International Finance BV
         2.250%, 11/10/20..................................          54       53,825
         3.400%, 08/12/23..................................         123      126,196
         1.625%, 01/20/27.................................. EUR   6,208    7,593,066
Unilever NV
         1.000%, 02/14/27.................................. EUR   1,500    1,749,108
Volkswagen International Finance NV
         1.875%, 03/30/27.................................. EUR   2,000    2,272,811
                                                                         -----------
TOTAL NETHERLANDS..........................................               47,968,373
                                                                         -----------
NORWAY -- (3.4%)
Equinor ASA
         2.650%, 01/15/24..................................          81       80,453
         6.125%, 11/27/28.................................. GBP   1,250    2,228,525
         6.875%, 03/11/31.................................. GBP   5,250   10,357,425
Kommunalbanken A.S.
         3.000%, 12/09/26.................................. AUD  12,500    9,238,945
         3.400%, 07/24/28.................................. AUD   4,000    3,041,826
Norway Government Bond
(OMEGA)  1.500%, 02/19/26.................................. NOK  14,000    1,613,179
                                                                         -----------
TOTAL NORWAY...............................................               26,560,353
                                                                         -----------
SPAIN -- (0.6%)
Santander Holdings USA, Inc.
         4.500%, 07/17/25..................................         206      214,777
Santander UK P.L.C.
         4.000%, 03/13/24..................................         103      107,439
Telefonica Emisiones SA
         5.462%, 02/16/21..................................          10       10,446
Telefonica Emisiones SAU
         1.715%, 01/12/28.................................. EUR   3,300    3,868,180
Telefonica Europe BV
         8.250%, 09/15/30..................................         500      674,125
                                                                         -----------
TOTAL SPAIN................................................                4,874,967
                                                                         -----------

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                          --------- -----------
                                                            (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.0%)
African Development Bank
    3.300%, 07/27/27................................ AUD      3,000 $ 2,257,423
Asian Development Bank
    2.350%, 06/21/27................................ JPY  1,990,000  21,452,752
European Investment Bank
    1.900%, 01/26/26................................ JPY    118,300   1,212,469
    2.150%, 01/18/27................................ JPY  1,337,700  14,181,265
                                                                    -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS........                 39,103,909
                                                                    -----------
SWEDEN -- (1.6%)
Svenska Handelsbanken AB
    0.250%, 02/28/22................................ EUR        110     124,346
Sweden Government Bond
    2.250%, 06/01/32................................ SEK     87,500  11,260,465
Telefonaktiebolaget LM Ericsson
#   4.125%, 05/15/22................................          1,323   1,346,153
                                                                    -----------
TOTAL SWEDEN........................................                 12,730,964
                                                                    -----------
SWITZERLAND -- (0.4%)
Credit Suisse AG
    1.500%, 04/10/26................................ EUR        700     834,933
UBS Group Funding Switzerland AG
    1.250%, 09/01/26................................ EUR      1,800   2,085,068
                                                                    -----------
TOTAL SWITZERLAND...................................                  2,920,001
                                                                    -----------
UNITED KINGDOM -- (7.8%)
Aon P.L.C.
#   4.000%, 11/27/23................................             47      48,781
    3.500%, 06/14/24................................            107     108,753
    2.875%, 05/14/26................................ EUR      1,400   1,729,413
AstraZeneca P.L.C
    3.375%, 11/16/25................................            802     811,124
    4.000%, 01/17/29................................          1,000   1,045,616
AstraZeneca P.L.C.
    2.375%, 11/16/20................................             34      33,794
    1.250%, 05/12/28................................ EUR      1,200   1,379,030
    5.750%, 11/13/31................................ GBP        450     790,487
Barclays Bank P.L.C.
    2.250%, 06/10/24................................ EUR        500     612,116
Barclays P.L.C.
    3.250%, 02/12/27................................ GBP      1,657   2,184,073
BAT International Finance P.L.C.
    4.000%, 09/04/26................................ GBP      1,220   1,706,878
    1.250%, 03/13/27................................ EUR      1,000   1,093,601
BP Capital Markets America, Inc.
    3.245%, 05/06/22................................             33      33,488

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED KINGDOM -- (Continued)
         3.119%, 05/04/26..................................          35  $   34,803
         3.017%, 01/16/27..................................         127     124,456
BP Capital Markets P.L.C.
#        3.535%, 11/04/24..................................          26      26,691
         1.077%, 06/26/25.................................. EUR   1,200   1,399,239
         1.594%, 07/03/28.................................. EUR   1,233   1,471,188
British Telecommunications P.L.C.
         1.000%, 11/21/24.................................. EUR   1,200   1,367,455
         1.500%, 06/23/27.................................. EUR     500     567,760
         3.125%, 11/21/31.................................. GBP     700     933,157
Centrica P.L.C.
         4.375%, 03/13/29.................................. GBP   1,000   1,484,490
Coca-Cola European Partners P.L.C.
         1.750%, 05/26/28.................................. EUR   1,400   1,681,675
Diageo Finance P.L.C.
         1.500%, 10/22/27.................................. EUR   1,000   1,189,740
GLAXOSMITHKLINE CAPITAL
         5.250%, 12/19/33.................................. GBP   1,388   2,412,764
GlaxoSmithKline Capital P.L.C.
         1.000%, 09/12/26.................................. EUR   1,500   1,726,567
HSBC Holdings P.L.C.
         4.000%, 03/30/22..................................          59      60,766
         2.625%, 08/16/28.................................. GBP   2,364   3,081,451
HSBC USA, Inc.
         3.500%, 06/23/24..................................         147     149,529
Lloyds Banking Group P.L.C.
         1.500%, 09/12/27.................................. EUR   2,100   2,383,341
Mead Johnson Nutrition Co.
         4.125%, 11/15/25..................................          69      72,772
Nationwide Building Society
         3.250%, 01/20/28.................................. GBP   1,500   2,093,756
Network Rail Infrastructure Finance P.L.C.
         4.375%, 12/09/30.................................. GBP     950   1,602,980
Rio Tinto Finance P.L.C.
         4.000%, 12/11/29.................................. GBP   2,000   3,068,892
Rolls-Royce P.L.C.
(OMEGA)  3.625%, 10/14/25..................................         520     521,458
         3.375%, 06/18/26.................................. GBP     800   1,106,963
Royal Bank of Scotland Group P.L.C.
         4.800%, 04/05/26..................................       3,000   3,149,140
Santander UK P.L.C.
         3.875%, 10/15/29.................................. GBP   1,478   2,211,568
Sky Ltd.
         2.500%, 09/15/26.................................. EUR   2,000   2,520,932
TechnipFMC P.L.C.
         3.450%, 10/01/22..................................          49      49,384
Transport for London
         4.000%, 09/12/33.................................. GBP   4,400   6,974,611

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED KINGDOM -- (Continued)
Unilever NV
    1.375%, 07/31/29................................... EUR    700  $   831,967
Vodafone Group P.L.C.
    4.375%, 03/16/21...................................         11       11,341
#   2.500%, 09/26/22...................................        113      112,009
    1.125%, 11/20/25................................... EUR    500      571,597
    1.500%, 07/24/27................................... EUR    350      404,800
    4.200%, 12/13/27................................... AUD  1,800    1,327,345
    7.875%, 02/15/30...................................         77       99,043
Western Power Distribution South West P.L.C.
    5.875%, 03/25/27................................... GBP    900    1,462,110
    2.375%, 05/16/29................................... GBP  1,300    1,680,383
                                                                    -----------
TOTAL UNITED KINGDOM...................................              61,545,277
                                                                    -----------
UNITED STATES -- (47.1%)
3M Co.
    1.500%, 11/09/26................................... EUR  1,100    1,321,935
    2.875%, 10/15/27...................................        168      166,988
ABB Finance USA, Inc.
    2.875%, 05/08/22...................................         45       45,196
Abbott Laboratories
    2.950%, 03/15/25...................................        146      145,757
AbbVie, Inc.
    2.900%, 11/06/22...................................         33       32,889
    3.600%, 05/14/25...................................      1,000    1,006,182
    4.250%, 11/14/28...................................      2,400    2,458,284
Activision Blizzard, Inc.
    3.400%, 06/15/27...................................      1,052    1,028,177
Adobe, Inc.
    3.250%, 02/01/25...................................         22       22,541
Advance Auto Parts, Inc.
    4.500%, 12/01/23...................................         14       14,685
AECOM
#   5.875%, 10/15/24...................................        500      530,000
    5.125%, 03/15/27...................................      1,200    1,204,512
Aetna, Inc.
    2.750%, 11/15/22...................................         97       95,784
    3.500%, 11/15/24...................................         63       63,069
Affiliated Managers Group, Inc.
    3.500%, 08/01/25...................................         30       30,277
Aflac, Inc.
    3.250%, 03/17/25...................................        129      130,378
Ahold Finance USA LLC
    6.875%, 05/01/29...................................          8        9,617
Air Products & Chemicals, Inc.
    2.750%, 02/03/23...................................         11       11,014
Alabama Power Co.
    2.800%, 04/01/25...................................         30       29,349
Albemarle Corp.
    4.150%, 12/01/24...................................         86       89,068

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 UNITED STATES -- (Continued)
 Allergan Finance LLC
     3.250%, 10/01/22...................................         88  $   87,888
 Allergan Funding SCS
     3.450%, 03/15/22...................................        150     150,776
     2.125%, 06/01/29................................... EUR  1,500   1,719,338
 Allstate Corp. (The)
     3.150%, 06/15/23...................................         59      59,954
 Ally Financial, Inc.
 #   4.125%, 02/13/22...................................      1,250   1,264,062
 Alphabet, Inc.
     3.375%, 02/25/24...................................         53      54,819
     1.998%, 08/15/26...................................         86      81,127
 Altria Group, Inc.
     4.750%, 05/05/21...................................          2       2,074
     4.800%, 02/14/29...................................      2,500   2,592,805
 Ameren Corp.
     2.700%, 11/15/20...................................         12      11,963
 American Express Credit Corp.
     2.250%, 05/05/21...................................          2       1,984
     3.300%, 05/03/27...................................        131     132,981
 American Honda Finance Corp.
 #   2.300%, 09/09/26...................................        130     122,424
 American International Group, Inc.
     3.300%, 03/01/21...................................         17      17,117
 #   4.875%, 06/01/22...................................         17      17,939
     4.125%, 02/15/24...................................        118     123,197
     3.750%, 07/10/25...................................         95      96,128
     3.900%, 04/01/26...................................         46      46,597
     1.875%, 06/21/27................................... EUR  2,075   2,388,439
 American Water Capital Corp.
     3.850%, 03/01/24...................................         25      25,892
 Ameriprise Financial, Inc.
     4.000%, 10/15/23...................................         43      44,998
     2.875%, 09/15/26...................................         65      63,465
 AmerisourceBergen Corp.
     3.400%, 05/15/24...................................        433     436,738
 Amgen, Inc.
     4.100%, 06/15/21...................................         82      83,991
     3.625%, 05/22/24...................................         75      77,048
     3.125%, 05/01/25...................................         37      37,060
 #   2.600%, 08/19/26...................................         28      26,562
     4.000%, 09/13/29................................... GBP  1,336   1,953,857
 Amphenol Technologies Holding GmbH
     2.000%, 10/08/28................................... EUR  2,000   2,404,034
 Analog Devices, Inc.
     3.900%, 12/15/25...................................         35      35,933
     3.500%, 12/05/26...................................         23      23,033
 Anheuser-Busch InBev Worldwide, Inc.
 #   4.000%, 04/13/28...................................      2,500   2,551,112

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UNITED STATES -- (Continued)
Anixter, Inc.
    5.500%, 03/01/23...................................      1,090  $ 1,144,500
Anthem, Inc.
    4.350%, 08/15/20...................................         13       13,240
    3.125%, 05/15/22...................................         25       25,139
    3.500%, 08/15/24...................................         58       58,716
    3.650%, 12/01/27...................................      4,424    4,385,866
Aon Corp.
    5.000%, 09/30/20...................................          9        9,289
AON Corp. Co. GUAR 12/28
    # 4.500%, 12/15/28.................................        960    1,016,962
Apache Corp.
    3.250%, 04/15/22...................................         75       75,622
    4.375%, 10/15/28...................................      3,000    3,033,630
Apple, Inc.
    2.250%, 02/23/21...................................         58       57,735
    3.450%, 05/06/24...................................        227      234,046
#   2.500%, 02/09/25...................................         53       51,952
    2.450%, 08/04/26...................................        200      192,689
    3.350%, 02/09/27...................................        393      399,508
    3.000%, 06/20/27...................................         64       63,548
    3.000%, 11/13/27...................................         81       80,318
    1.375%, 05/24/29................................... EUR  8,800   10,502,402
    3.050%, 07/31/29................................... GBP  5,450    7,867,229
Applied Materials, Inc.
#   3.300%, 04/01/27...................................         59       59,559
Archer-Daniels-Midland Co.
    2.500%, 08/11/26...................................         58       56,044
Arconic, Inc.
    5.900%, 02/01/27...................................      1,700    1,797,189
Arizona Public Service Co.
    3.150%, 05/15/25...................................         71       71,264
Arrow Electronics, Inc.
    3.875%, 01/12/28...................................      1,903    1,844,030
Ashland LLC
    4.750%, 08/15/22...................................        900      922,500
Assurant, Inc.
#   4.000%, 03/15/23...................................         75       76,070
AT&T, Inc.
#   3.000%, 02/15/22...................................         74       74,465
    3.800%, 03/15/22...................................         59       60,504
    3.950%, 01/15/25...................................        115      118,646
#   3.400%, 05/15/25...................................        253      254,166
    1.800%, 09/05/26................................... EUR    800      951,386
    4.375%, 09/14/29................................... GBP    500      730,406
Autodesk, Inc.
    3.125%, 06/15/20...................................         31       31,093
    4.375%, 06/15/25...................................         35       36,206
    3.500%, 06/15/27...................................         36       35,129
Automatic Data Processing, Inc.
#   3.375%, 09/15/25...................................        144      148,632
AutoZone, Inc.
    2.875%, 01/15/23...................................        140      139,308

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
         3.125%, 07/15/23...................................         15  $   15,045
         3.250%, 04/15/25...................................         72      71,673
         3.125%, 04/21/26...................................      1,187   1,155,032
Avnet, Inc.
         4.625%, 04/15/26...................................         65      66,128
BAE Systems Holdings, Inc.
(OMEGA)  2.850%, 12/15/20...................................         14      13,988
Baker Hughes a GE Co. LLC
         3.200%, 08/15/21...................................          2       2,017
Ball Corp.
         5.000%, 03/15/22...................................        645     670,800
#        4.875%, 03/15/26...................................        500     518,125
Baltimore Gas & Electric Co.
         2.400%, 08/15/26...................................          8       7,549
Bank of America Corp.
         3.300%, 01/11/23...................................         52      52,565
         4.000%, 04/01/24...................................         72      75,186
         7.000%, 07/31/28................................... GBP  1,500   2,687,891
(r)      3.419%, 12/20/28...................................        184     180,708
Bank of New York Mellon Corp. (The)
         5.450%, 05/15/19...................................          5       5,005
         3.650%, 02/04/24...................................        123     127,072
         3.000%, 02/24/25...................................        330     329,562
         2.800%, 05/04/26...................................         64      62,943
Baxalta, Inc.
         2.875%, 06/23/20...................................          2       1,998
Baxter International, Inc.
         2.600%, 08/15/26...................................         49      47,111
Bayer U.S. Finance II LLC
(OMEGA)  2.125%, 07/15/19...................................          3       2,992
(OMEGA)  5.500%, 08/15/25...................................         26      26,932
Bed Bath & Beyond, Inc.
#        3.749%, 08/01/24...................................      1,907   1,773,693
Bemis Co., Inc.
         4.500%, 10/15/21...................................          7       7,212
Berkshire Hathaway, Inc.
         3.400%, 01/31/22...................................         37      37,984
         3.125%, 03/15/26...................................        387     389,153
         1.125%, 03/16/27................................... EUR  3,748   4,348,309
         2.150%, 03/15/28................................... EUR    700     878,818
Best Buy Co., Inc.
         4.450%, 10/01/28...................................      1,300   1,325,951
Biogen, Inc.
         2.900%, 09/15/20...................................        172     171,948
         4.050%, 09/15/25...................................      1,000   1,028,354
BlackRock, Inc.
         3.200%, 03/15/27...................................        287     289,313
BMW US Capital LLC
         1.000%, 04/20/27................................... EUR  1,800   2,053,000
Boeing Co. (The)
         8.750%, 08/15/21...................................         11      12,436
         2.500%, 03/01/25...................................         75      72,952
         2.600%, 10/30/25...................................         42      40,946

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 UNITED STATES -- (Continued)
 Booking Holdings, Inc.
     2.375%, 09/23/24.................................. EUR   1,000  $1,235,787
     3.600%, 06/01/26..................................         108     110,384
     1.800%, 03/03/27.................................. EUR     800     960,022
 Boston Scientific Corp.
     4.125%, 10/01/23..................................          17      17,714
 Brinker International, Inc.
     3.875%, 05/15/23..................................       1,250   1,214,062
 Bristol-Myers Squibb Co.
     2.000%, 08/01/22..................................          79      77,260
 Brown & Brown, Inc.
     4.200%, 09/15/24..................................          54      55,429
 Brown-Forman Corp.
     2.600%, 07/07/28.................................. GBP   1,100   1,483,810
 Buckeye Partners L.P.
     4.150%, 07/01/23..................................          22      22,454
     3.950%, 12/01/26..................................          87      84,450
 Bunge, Ltd. Finance Corp.
     3.750%, 09/25/27..................................       2,200   2,059,726
 Burlington Northern Santa Fe LLC
 #   3.000%, 04/01/25..................................          50      50,427
     7.000%, 12/15/25..................................          10      12,331
 CA, Inc.
     4.700%, 03/15/27..................................         205     204,338
 Campbell Soup Co.
     4.250%, 04/15/21..................................          12      12,276
     2.500%, 08/02/22..................................          23      22,513
     3.300%, 03/19/25..................................          47      45,905
 #   4.150%, 03/15/28..................................       3,050   3,063,352
 Capital One Financial Corp.
     4.750%, 07/15/21..................................          23      23,953
 #   3.750%, 04/24/24..................................          54      55,160
     3.750%, 03/09/27..................................       1,800   1,784,917
 Cardinal Health, Inc.
     4.625%, 12/15/20..................................           7       7,188
     3.200%, 06/15/22..................................          45      45,094
 #   3.410%, 06/15/27..................................       2,067   1,961,762
 Caterpillar, Inc.
 #   2.600%, 06/26/22..................................          30      29,920
     3.400%, 05/15/24..................................          21      21,593
 CBS Corp.
     3.375%, 03/01/22..................................          27      27,334
     3.500%, 01/15/25..................................          28      28,101
     2.900%, 01/15/27..................................       3,269   3,062,462
     7.875%, 07/30/30..................................          13      16,991
 Celgene Corp.
     4.000%, 08/15/23..................................          96      99,525
     3.625%, 05/15/24..................................          52      52,856
     3.450%, 11/15/27..................................         600     594,002
 CenterPoint Energy Resources Corp.
     4.500%, 01/15/21..................................          18      18,444

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 UNITED STATES -- (Continued)
 CF Industries, Inc.
     3.450%, 06/01/23..................................       1,048  $1,025,730
 Charles Schwab Corp. (The)
     3.000%, 03/10/25..................................          99      99,441
 Chemours Co. (The)
     5.375%, 05/15/27..................................       1,600   1,596,000
 Chevron Corp.
     2.355%, 12/05/22..................................          52      51,413
     2.954%, 05/16/26..................................         133     132,836
 Choice Hotels International, Inc.
     5.750%, 07/01/22..................................         988   1,052,220
 Chubb INA Holdings, Inc.
     2.875%, 11/03/22..................................          22      22,157
 #   2.700%, 03/13/23..................................          35      34,885
 #   3.350%, 05/15/24..................................          60      61,552
     1.550%, 03/15/28.................................. EUR   3,400   3,970,445
 Cigna Holding Co.
     4.000%, 02/15/22..................................           9       9,226
 Cisco Systems, Inc.
     3.625%, 03/04/24..................................          22      22,993
 CIT Group, Inc.
     5.000%, 08/01/23..................................         800     834,800
 #   5.250%, 03/07/25..................................       1,140   1,212,675
 Citigroup, Inc.
     4.500%, 01/14/22..................................          17      17,686
     3.875%, 10/25/23..................................          33      34,243
     3.750%, 06/16/24..................................          30      30,886
     3.300%, 04/27/25..................................          90      90,504
     5.150%, 05/21/26.................................. GBP   1,323   2,040,978
 CME Group, Inc.
     3.000%, 03/15/25..................................          33      33,209
 CMS Energy Corp.
     3.875%, 03/01/24..................................          20      20,520
     3.600%, 11/15/25..................................          37      37,477
     3.000%, 05/15/26..................................          58      56,435
 CNA Financial Corp.
     5.750%, 08/15/21..................................          49      52,157
     4.500%, 03/01/26..................................          75      78,229
 CNH Industrial Capital LLC
 #   4.375%, 04/05/22..................................         406     419,763
 CNO Financial Group, Inc.
 #   5.250%, 05/30/25..................................       1,720   1,803,850
 Coca Cola Co.
     1.875%, 09/22/26.................................. EUR   1,400   1,727,469
 Coca-Cola Co. (The)
     2.250%, 09/01/26..................................         147     140,189
 #   2.900%, 05/25/27..................................         275     272,458
 Comcast Cable Communications Holdings, Inc.
     9.455%, 11/15/22..................................          35      42,863
 Comcast Corp.
     3.600%, 03/01/24..................................          51      52,534

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
         3.375%, 08/15/25..................................          49  $   49,780
         3.150%, 03/01/26..................................         102     102,336
         4.250%, 01/15/33..................................       1,500   1,595,279
Conagra Brands, Inc.
         3.200%, 01/25/23..................................          54      54,331
ConocoPhillips Co.
         4.950%, 03/15/26..................................         173     192,027
ConocoPhillips Holding Co.
         6.950%, 04/15/29..................................         800   1,032,952
Consolidated Edison Co. of New York, Inc.
         3.300%, 12/01/24..................................          15      15,282
Constellation Brands, Inc.
         3.500%, 05/09/27..................................       3,000   2,947,356
Continental Resources, Inc.
         4.500%, 04/15/23..................................         800     828,169
Corning, Inc.
         3.700%, 11/15/23..................................          32      32,528
Cox Communications, Inc.
(OMEGA)  3.850%, 02/01/25..................................          79      80,632
(OMEGA)  3.500%, 08/15/27..................................         800     787,057
CSX Corp.
         4.250%, 06/01/21..................................           9       9,230
CVS Health Corp.
         2.800%, 07/20/20..................................          22      21,979
         2.125%, 06/01/21..................................          15      14,762
         3.375%, 08/12/24..................................         174     173,273
         3.875%, 07/20/25..................................       1,985   1,997,269
Daimler Finance North America LLC
         8.500%, 01/18/31..................................         604     871,022
Danaher Corp.
         3.350%, 09/15/25..................................          17      17,225
Deere & Co.
         5.375%, 10/16/29..................................           5       5,937
DH Europe Finance SA
         1.200%, 06/30/27.................................. EUR   1,300   1,481,203
Diageo Investment Corp.
         2.875%, 05/11/22..................................           2       2,013
Discovery Communications LLC
#        3.300%, 05/15/22..................................          16      16,144
         3.500%, 06/15/22..................................          90      91,121
         3.250%, 04/01/23..................................           7       6,998
         3.900%, 11/15/24..................................          63      64,634
         3.450%, 03/15/25..................................          66      65,439
Dollar General Corp.
         3.250%, 04/15/23..................................          79      79,443
         4.150%, 11/01/25..................................          13      13,559
         4.125%, 05/01/28..................................       2,000   2,056,219
Dollar Tree, Inc.
         4.200%, 05/15/28..................................       1,600   1,610,061

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
Dominion Energy Gas Holdings LLC
         2.800%, 11/15/20..................................          84  $   84,099
Dominion Energy, Inc.
         3.900%, 10/01/25..................................         117     121,678
Dover Corp.
         1.250%, 11/09/26.................................. EUR   3,100   3,527,962
Dow Chemical Co. (The)
         3.000%, 11/15/22..................................          31      31,037
         3.500%, 10/01/24..................................          87      88,262
DTE Energy Co.
         3.850%, 12/01/23..................................          11      11,332
         2.850%, 10/01/26..................................         500     476,889
Duke Energy Corp.
         3.050%, 08/15/22..................................         131     131,928
         3.750%, 04/15/24..................................          67      69,108
DXC Technology Co.
         4.450%, 09/18/22..................................          37      38,538
E*TRADE Financial Corp.
         4.500%, 06/20/28..................................       3,297   3,370,471
Eastman Chemical Co.
         2.700%, 01/15/20..................................           3       2,998
         3.600%, 08/15/22..................................           3       3,056
         3.800%, 03/15/25..................................          51      52,283
         1.875%, 11/23/26.................................. EUR   3,500   4,153,016
Eaton Vance Corp.
         3.500%, 04/06/27..................................         517     520,458
eBay, Inc.
         2.600%, 07/15/22..................................          31      30,713
         3.600%, 06/05/27..................................         115     113,590
Ecolab, Inc.
         2.700%, 11/01/26..................................          52      50,600
Edgewell Personal Care Co.
#        4.700%, 05/24/22..................................       1,185   1,223,512
Edison International
         4.125%, 03/15/28..................................         795     770,240
EMC Corp.
#        3.375%, 06/01/23..................................       1,255   1,223,098
EMD Finance LLC
(OMEGA)  2.950%, 03/19/22..................................          60      59,693
Emerson Electric Co.
#        3.150%, 06/01/25..................................          62      62,827
Energy Transfer Operating L.P.
         4.750%, 01/15/26..................................          67      70,090
EnLink Midstream Partners L.P.
#        4.850%, 07/15/26..................................       2,036   2,018,185
Enterprise Products Operating LLC
         5.200%, 09/01/20..................................           6       6,188
         3.900%, 02/15/24..................................          24      24,877
         3.700%, 02/15/26..................................          62      63,501

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
UNITED STATES -- (Continued)
EOG Resources, Inc.
         4.100%, 02/01/21..................................          20  $   20,475
         3.150%, 04/01/25..................................          79      79,406
EQT Corp.
#        3.900%, 10/01/27..................................       1,500   1,414,816
Equifax, Inc.
         3.250%, 06/01/26..................................         900     853,092
ERAC USA Finance LLC
(OMEGA)  3.850%, 11/15/24..................................       1,388   1,426,343
Evergy, Inc.
         4.850%, 06/01/21..................................          29      29,876
Eversource Energy
         2.500%, 03/15/21..................................           6       5,969
#        2.800%, 05/01/23..................................          55      54,782
Exelon Corp.
         2.450%, 04/15/21..................................          15      14,853
         3.950%, 06/15/25..................................          27      28,073
         3.400%, 04/15/26..................................       1,225   1,228,363
Exelon Generation Co. LLC
         2.950%, 01/15/20..................................          10      10,004
Express Scripts Holding Co.
         3.900%, 02/15/22..................................          56      57,366
         3.500%, 06/15/24..................................          97      97,777
         3.400%, 03/01/27..................................         174     169,334
FedEx Corp.
         2.625%, 08/01/22..................................          51      50,651
         4.000%, 01/15/24..................................          99     103,848
         3.200%, 02/01/25..................................          44      44,394
         1.625%, 01/11/27.................................. EUR   2,000   2,357,766
Fidelity National Information Services, Inc.
         2.250%, 08/15/21..................................          45      44,488
#        5.000%, 10/15/25..................................          35      38,096
FirstEnergy Corp.
         7.375%, 11/15/31..................................         750     992,208
Fluor Corp.
#        4.250%, 09/15/28..................................       5,885   5,970,324
Freeport-McMoRan, Inc.
#        4.550%, 11/14/24..................................       1,493   1,483,669
Gap, Inc. (The)
         5.950%, 04/12/21..................................         315     328,171
GATX Corp.
         3.250%, 03/30/25..................................          60      57,850
#        3.250%, 09/15/26..................................          32      30,568
General Dynamics Corp.
         2.125%, 08/15/26..................................          86      81,374
General Electric Co.
         0.375%, 05/17/22.................................. EUR     135     151,209
         0.375%, 05/17/22..................................           0           0
         3.375%, 03/11/24..................................          37      37,109
         0.875%, 05/17/25.................................. EUR     500     553,785
         6.750%, 03/15/32..................................         221     258,661
General Mills, Inc.
         3.150%, 12/15/21..................................           9       9,067

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
#         3.200%, 02/10/27..................................       1,007  $  983,278
          1.500%, 04/27/27.................................. EUR   2,000   2,304,826
General Motors Financial Co., Inc.
          2.250%, 09/06/24.................................. GBP     950   1,201,505
#         5.250%, 03/01/26..................................         208     220,142
          4.350%, 01/17/27..................................          58      57,978
Georgia Power Co.
#         3.250%, 03/30/27..................................         154     149,948
Gilead Sciences, Inc.
          4.400%, 12/01/21..................................          17      17,645
          3.700%, 04/01/24..................................         124     127,795
          3.650%, 03/01/26..................................         757     773,483
GlaxoSmithKline Capital, Inc.
          2.800%, 03/18/23..................................          63      62,882
Goldman Sachs Group, Inc. (The)
#         5.250%, 07/27/21..................................          26      27,333
          4.000%, 03/03/24..................................         250     258,557
          3.750%, 05/22/25..................................          87      88,227
          1.625%, 07/27/26.................................. EUR   1,175   1,361,607
          2.000%, 03/22/28.................................. EUR   2,000   2,353,679
Goodyear Tire & Rubber Co. (The)
#         4.875%, 03/15/27..................................       1,739   1,652,050
Graphic Packaging International LLC
#         4.125%, 08/15/24..................................         922     917,390
Halliburton Co.
          3.500%, 08/01/23..................................          75      76,342
          3.800%, 11/15/25..................................          29      29,669
Hanesbrands, Inc.
#(OMEGA)  4.875%, 05/15/26..................................       1,300   1,301,625
Harley-Davidson, Inc.
          3.500%, 07/28/25..................................          42      41,222
Harris Corp.
          2.700%, 04/27/20..................................           6       5,991
Hartford Financial Services Group, Inc. (The)
          5.125%, 04/15/22..................................          79      84,056
Hasbro, Inc.
#         3.500%, 09/15/27..................................       3,562   3,458,859
HCA Inc.
          5.375%, 02/01/25..................................       1,555   1,636,637
Hewlett Packard Enterprise Co.
          4.900%, 10/15/25..................................          35      37,347
Home Depot, Inc. (The)
          2.700%, 04/01/23..................................          15      15,027
          3.350%, 09/15/25..................................          43      44,191
Honeywell International, Inc.
#         2.500%, 11/01/26..................................         102      99,018
Hormel Foods Corp.
          4.125%, 04/15/21..................................          17      17,394

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CONTINUED

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- ----------
                                                                (000)
UNITED STATES -- (Continued)
Humana, Inc.
     3.850%, 10/01/24.....................................         91  $   93,059
Huntington Bancshares, Inc.
     3.150%, 03/14/21.....................................         18      18,114
     2.300%, 01/14/22.....................................         38      37,463
Hyatt Hotels Corp.
     3.375%, 07/15/23.....................................         23      22,949
Illinois Tool Works, Inc.
     3.500%, 03/01/24.....................................         75      77,545
Intel Corp.
     2.700%, 12/15/22.....................................         11      11,034
Intercontinental Exchange, Inc.
#    3.750%, 12/01/25.....................................      1,000   1,042,700
International Business Machines Corp.
     2.250%, 02/19/21.....................................        231     229,307
     3.625%, 02/12/24.....................................        112     115,385
     3.300%, 01/27/27.....................................        306     309,305
     1.750%, 03/07/28..................................... EUR  1,000   1,216,846
International Paper Co.
#    3.650%, 06/15/24.....................................         92      94,044
     3.800%, 01/15/26.....................................         12      12,275
Interpublic Group of Cos., Inc. (The)
     4.200%, 04/15/24.....................................        546     566,862
ITC Holdings Corp.
     3.650%, 06/15/24.....................................        113     114,903
Janus Capital Group, Inc.
     4.875%, 08/01/25.....................................        106     111,612
Jefferies Group LLC / Jefferies Group Capital
  Finance, Inc.
     4.850%, 01/15/27.....................................         57      57,460
JM Smucker Co. (The)
#    3.500%, 03/15/25.....................................         58      58,314
John Deere Capital Corp.
     2.550%, 01/08/21.....................................        112     111,928
     3.350%, 06/12/24.....................................        672     690,446
Johnson & Johnson
     2.450%, 03/01/26.....................................         38      37,028
Johnson Controls International P.L.C.
     3.625%, 07/02/24.....................................         11      11,119
JPMorgan Chase & Co.
     3.625%, 05/13/24.....................................        142     145,979
     3.900%, 07/15/25.....................................        129     133,788
     3.300%, 04/01/26.....................................      2,000   1,999,787
Juniper Networks, Inc.
     4.600%, 03/15/21.....................................         30      30,930
     4.500%, 03/15/24.....................................         49      51,268
Kellogg Co.
     1.250%, 03/10/25..................................... EUR    500     575,202
     3.250%, 04/01/26.....................................        661     653,959
     7.450%, 04/01/31.....................................         61      78,622

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
Keurig Dr Pepper, Inc.
         3.400%, 11/15/25....................................         20  $   19,558
KeyCorp
         2.900%, 09/15/20....................................         17      17,054
Kimberly-Clark Corp.
         1.900%, 05/22/19....................................          6       5,998
         2.400%, 06/01/23....................................         22      21,634
Kohl's Corp.
         4.750%, 12/15/23....................................         17      17,852
Kraft Heinz Foods Co.
         3.500%, 06/06/22....................................        107     108,299
         3.950%, 07/15/25....................................        135     136,246
         4.125%, 07/01/27.................................... GBP  1,600   2,209,970
Kroger Co. (The)
#        3.850%, 08/01/23....................................         39      40,119
         7.500%, 04/01/31....................................         90     114,499
L Brands, Inc.
         6.694%, 01/15/27....................................        950     928,625
L3 Technologies, Inc.
         3.950%, 05/28/24....................................         29      29,704
Laboratory Corp. of America Holdings
         4.000%, 11/01/23....................................         45      46,131
Lam Research Corp.
         3.800%, 03/15/25....................................      1,000   1,032,680
Legg Mason, Inc.
         3.950%, 07/15/24....................................         55      56,283
         4.750%, 03/15/26....................................         23      23,881
Lennar Corp.
#        4.750%, 05/30/25....................................      1,465   1,497,962
Liberty Mutual Group, Inc.
         2.750%, 05/04/26.................................... EUR  1,700   2,074,671
(OMEGA)  4.569%, 02/01/29....................................         78      81,890
Lockheed Martin Corp.
         2.900%, 03/01/25....................................        552     548,121
         3.550%, 01/15/26....................................         56      57,512
Loews Corp.
#        2.625%, 05/15/23....................................         44      43,600
         3.750%, 04/01/26....................................        125     129,080
Lowe's Cos., Inc.
         3.120%, 04/15/22....................................          3       3,027
#        3.375%, 09/15/25....................................         61      61,649
LyondellBasell Industries NV
         5.750%, 04/15/24....................................      1,400   1,542,880
Macy's Retail Holdings, Inc.
#        3.625%, 06/01/24....................................        750     734,382
Magellan Midstream Partners L.P.
         4.250%, 02/01/21....................................         18      18,436
Marathon Petroleum Corp.
#        3.625%, 09/15/24....................................         96      97,094
Marriott International, Inc.
         2.875%, 03/01/21....................................         12      11,995

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19....................................          6  $    5,988
    3.500%, 06/03/24....................................         97      99,312
    3.500%, 03/10/25....................................        700     716,319
Mastercard, Inc.
    3.375%, 04/01/24....................................         21      21,684
Maxim Integrated Products, Inc.
    3.450%, 06/15/27....................................         69      66,965
McDonald's Corp.
    2.200%, 05/26/20....................................          9       8,954
    3.500%, 07/15/20....................................         57      57,623
    2.625%, 01/15/22....................................         22      21,974
    2.875%, 12/17/25.................................... EUR    600     770,888
    5.875%, 04/23/32.................................... GBP    750   1,321,504
McKesson Corp.
    3.796%, 03/15/24....................................         51      52,133
    3.125%, 02/17/29.................................... GBP  2,420   3,174,561
Medtronic, Inc.
    3.125%, 03/15/22....................................         13      13,175
    3.500%, 03/15/25....................................         23      23,702
Merck & Co., Inc.
    2.750%, 02/10/25....................................        136     135,716
Meritage Homes Corp.
    7.000%, 04/01/22....................................        272     291,040
    6.000%, 06/01/25....................................      1,325   1,404,500
MetLife, Inc.
    3.600%, 04/10/24....................................        189     196,348
#   3.000%, 03/01/25....................................      1,500   1,515,379
#   6.500%, 12/15/32....................................        281     365,413
MGIC Investment Corp.
    5.750%, 08/15/23....................................        500     536,250
MGM Resorts International
    7.750%, 03/15/22....................................      1,100   1,216,875
#   5.750%, 06/15/25....................................      1,120   1,184,400
#   4.625%, 09/01/26....................................        105     103,918
Microsoft Corp.
    3.300%, 02/06/27....................................      1,400   1,435,070
Molson Coors Brewing Co.
#   3.500%, 05/01/22....................................         33      33,498
    1.250%, 07/15/24.................................... EUR  1,200   1,369,582
    3.000%, 07/15/26....................................         87      83,528
Mondelez International, Inc.
    1.625%, 03/08/27.................................... EUR  2,500   2,930,776
Morgan Stanley
    5.500%, 07/28/21....................................         10      10,557
    3.875%, 04/29/24....................................        140     144,854
    3.875%, 01/27/26....................................      1,095   1,121,896
    1.375%, 10/27/26.................................... EUR  2,550   2,930,419
Mosaic Co. (The)
    4.250%, 11/15/23....................................         46      47,897
#   4.050%, 11/15/27....................................      1,000   1,005,758
Motorola Solutions, Inc.
#   3.750%, 05/15/22....................................         37      37,902

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
         3.500%, 03/01/23....................................         37  $   37,161
MPLX L.P.
         4.125%, 03/01/27....................................      2,289   2,314,452
         4.000%, 03/15/28....................................      1,500   1,501,880
MUFG Americas Holdings Corp.
         3.500%, 06/18/22....................................         64      65,254
Murphy Oil Corp.
         4.000%, 06/01/22....................................      1,100   1,098,549
Mylan NV
         2.250%, 11/22/24.................................... EUR  1,000   1,156,896
         3.950%, 06/15/26....................................        173     166,608
Mylan, Inc.
         4.200%, 11/29/23....................................         52      52,975
Nasdaq, Inc.
         4.250%, 06/01/24....................................         33      34,593
National Oilwell Varco, Inc.
         2.600%, 12/01/22....................................         94      92,218
National Rural Utilities Cooperative Finance Corp.
         8.000%, 03/01/32....................................         32      44,781
NetApp, Inc.
         3.250%, 12/15/22....................................         13      13,094
         3.300%, 09/29/24....................................      1,800   1,779,324
Netflix, Inc.
         4.875%, 04/15/28....................................      2,040   2,022,150
Newell Brands, Inc.
         4.000%, 06/15/22....................................         76      75,798
Newfield Exploration Co.
         5.625%, 07/01/24....................................        500     545,950
         5.375%, 01/01/26....................................        800     863,310
Newmont Goldcorp Corp.
(OMEGA)  3.625%, 06/09/21....................................         46      46,375
NextEra Energy Capital Holdings, Inc.
         4.500%, 06/01/21....................................         10      10,308
         3.550%, 05/01/27....................................        684     691,824
NextEra Energy Operating Partners L.P.
(OMEGA)  4.500%, 09/15/27....................................      1,645   1,616,212
NiSource, Inc.
         3.850%, 02/15/23....................................         27      27,560
Nissan Motor Acceptance Corp.
(OMEGA)  2.125%, 03/03/20....................................         20      19,850
Noble Energy, Inc.
         4.150%, 12/15/21....................................         20      20,490
         3.900%, 11/15/24....................................         18      18,377
#        3.850%, 01/15/28....................................      1,000     996,581
Nordstrom, Inc.
         4.750%, 05/01/20....................................         16      16,288
#        4.000%, 10/15/21....................................         11      11,252
         4.000%, 03/15/27....................................        148     146,668

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

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CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
UNITED STATES -- (Continued)
Norfolk Southern Corp.
         2.900%, 06/15/26....................................        526  $  516,988
Northrop Grumman Corp.
         3.250%, 08/01/23....................................         12      12,144
Novartis Capital Corp.
         3.400%, 05/06/24....................................         71      73,081
NuStar Logistics L.P.
         5.625%, 04/28/27....................................      1,617   1,616,515
Nuveen Finance LLC
(OMEGA)  4.125%, 11/01/24....................................         32      33,680
Occidental Petroleum Corp.
         2.700%, 02/15/23....................................          5       4,929
#        3.400%, 04/15/26....................................         85      84,705
#        3.000%, 02/15/27....................................      1,376   1,332,993
Ohio Power Co.
         5.375%, 10/01/21....................................         27      28,673
Omnicom Group, Inc. / Omnicom Capital, Inc.
#        3.650%, 11/01/24....................................      2,038   2,081,796
ONEOK, Inc.
         4.000%, 07/13/27....................................         77      77,493
Oracle Corp.
         2.500%, 10/15/22....................................         22      21,846
         2.950%, 05/15/25....................................        325     323,505
         2.650%, 07/15/26....................................      2,078   2,014,251
         3.250%, 11/15/27....................................      5,256   5,284,188
O'Reilly Automotive, Inc.
         3.600%, 09/01/27....................................      2,200   2,184,536
Packaging Corp. of America
         4.500%, 11/01/23....................................         45      47,519
Parker-Hannifin Corp.
         3.300%, 11/21/24....................................         71      71,744
PepsiCo, Inc.
#        2.750%, 03/05/22....................................         33      33,246
         2.750%, 03/01/23....................................         52      52,254
         3.500%, 07/17/25....................................         75      78,029
         0.875%, 07/18/28.................................... EUR  1,500   1,707,652
Pfizer, Inc.
         3.400%, 05/15/24....................................         75      77,418
         3.450%, 03/15/29....................................      6,000   6,100,430
Philip Morris International, Inc.
         3.250%, 11/10/24....................................         68      68,996
         2.875%, 05/14/29.................................... EUR  2,650   3,415,941
Phillips 66
         4.300%, 04/01/22....................................         49      51,057
Phillips 66 Partners L.P.
#        3.550%, 10/01/26....................................        752     739,678
         3.750%, 03/01/28....................................        700     692,961
Plains All American Pipeline L.P. / PAA Finance Corp.
#        4.650%, 10/15/25....................................        800     835,829
PNC Financial Services Group, Inc. (The)
#        4.375%, 08/11/20....................................          3       3,064

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
    3.300%, 03/08/22....................................          9  $    9,152
    3.150%, 05/19/27....................................      1,000     999,300
PolyOne Corp.
    5.250%, 03/15/23....................................      1,170   1,213,875
PPG Industries, Inc.
    1.400%, 03/13/27.................................... EUR  1,800   2,084,598
#   3.750%, 03/15/28....................................      2,750   2,797,134
PPL Capital Funding, Inc.
    3.400%, 06/01/23....................................         57      57,447
Praxair, Inc.
    2.200%, 08/15/22....................................          9       8,881
Principal Financial Group, Inc.
    3.125%, 05/15/23....................................         52      52,059
    3.100%, 11/15/26....................................         53      51,531
Procter & Gamble Co. (The)
#   1.850%, 02/02/21....................................         18      17,785
    2.450%, 11/03/26....................................         13      12,665
#   2.850%, 08/11/27....................................        150     149,772
    1.200%, 10/30/28.................................... EUR  4,660   5,491,128
    1.800%, 05/03/29.................................... GBP  6,100   7,929,075
    1.250%, 10/25/29.................................... EUR  1,000   1,178,926
Progress Energy, Inc.
    4.875%, 12/01/19....................................          6       6,069
    4.400%, 01/15/21....................................         27      27,627
    7.750%, 03/01/31....................................        500     684,123
    7.000%, 10/30/31....................................        630     825,550
Progressive Corp.
    2.450%, 01/15/27....................................        500     477,788
Progressive Corp. (The)
    3.750%, 08/23/21....................................         51      51,894
Prudential Financial, Inc.
#   4.500%, 11/15/20....................................          4       4,112
    3.500%, 05/15/24....................................      1,712   1,770,100
PSEG Power LLC
    5.125%, 04/15/20....................................         26      26,547
    4.300%, 11/15/23....................................         68      70,642
Puget Energy, Inc.
    6.000%, 09/01/21....................................         92      97,966
PulteGroup, Inc.
    4.250%, 03/01/21....................................        500     506,250
    5.000%, 01/15/27....................................      1,000   1,012,500
QEP Resources, Inc.
    5.375%, 10/01/22....................................        750     737,812
#   5.625%, 03/01/26....................................        500     468,340
QUALCOMM, Inc.
    3.450%, 05/20/25....................................      1,631   1,663,687
Quest Diagnostics, Inc.
    3.500%, 03/30/25....................................          4       4,009
Radian Group, Inc.
    7.000%, 03/15/21....................................         96     102,000
#   4.500%, 10/01/24....................................      1,200   1,201,800
Range Resources Corp.
#   4.875%, 05/15/25....................................        865     796,881

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
Reinsurance Group of America, Inc.
#        5.000%, 06/01/21.................................................          11  $   11,453
         4.700%, 09/15/23.................................................          45      47,861
         3.950%, 09/15/26.................................................         111     112,686
Republic Services, Inc.
         5.500%, 09/15/19.................................................           2       2,019
         3.550%, 06/01/22.................................................          52      53,070
Reynolds American, Inc.
         6.875%, 05/01/20.................................................          47      48,774
Rockwell Automation, Inc.
         2.875%, 03/01/25.................................................          67      66,502
Roper Technologies, Inc.
         3.000%, 12/15/20.................................................          15      15,021
Royal Caribbean Cruises, Ltd.
         3.700%, 03/15/28.................................................       1,000     968,441
Ryder System, Inc.
         2.450%, 09/03/19.................................................           1         999
SCANA Corp.
         4.125%, 02/01/22.................................................          11      11,147
Sealed Air Corp.
(OMEGA)  4.875%, 12/01/22.................................................       1,180   1,218,350
Sempra Energy
         4.050%, 12/01/23.................................................          49      50,602
         3.550%, 06/15/24.................................................          76      76,905
Sherwin-Williams Co. (The)
         3.450%, 08/01/25.................................................          53      53,306
Southern Co. (The)
#        3.250%, 07/01/26.................................................         556     548,751
Southern Power Co.
         4.150%, 12/01/25.................................................       1,017   1,058,504
         1.850%, 06/20/26................................................. EUR   1,200   1,448,955
Southwest Airlines Co.
#        2.650%, 11/05/20.................................................          60      59,905
         3.000%, 11/15/26.................................................         107     103,218
Spectra Energy Partners L.P.
#        4.750%, 03/15/24.................................................          22      23,527
Spirit AeroSystems, Inc.
         4.600%, 06/15/28.................................................       2,000   2,011,721
StanCorp Financial Group, Inc.
         5.000%, 08/15/22.................................................          37      39,098
Starbucks Corp.
         3.850%, 10/01/23.................................................          14      14,517
State Street Corp.
         3.300%, 12/16/24.................................................         163     166,293
         3.550%, 08/18/25.................................................          96      99,396
Stryker Corp.
#        2.625%, 03/15/21.................................................          10       9,972
         3.375%, 05/15/24.................................................           6       6,132
         3.375%, 11/01/25.................................................         109     110,739
         2.125%, 11/30/27................................................. EUR   3,209   3,967,805
SunTrust Banks, Inc.
         2.900%, 03/03/21.................................................          40      40,117

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
UNITED STATES -- (Continued)
Sysco Corp.
    2.600%, 10/01/20.................................................          35  $   34,945
    3.300%, 07/15/26.................................................          23      22,866
Tapestry, Inc.
    4.250%, 04/01/25.................................................       1,196   1,209,616
Target Corp.
    2.900%, 01/15/22.................................................          42      42,448
#   2.500%, 04/15/26.................................................          52      50,568
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.................................................           2       2,034
#   2.950%, 04/01/22.................................................          21      21,143
#   3.625%, 04/01/25.................................................          86      88,980
Texas Instruments, Inc.
    2.250%, 05/01/23.................................................           8       7,908
Thermo Fisher Scientific, Inc.
    2.000%, 04/15/25................................................. EUR   1,000   1,215,987
    1.450%, 03/16/27................................................. EUR   1,000   1,176,676
TJX Cos., Inc. (The)
    2.250%, 09/15/26.................................................         600     571,609
T-Mobile USA, Inc.
#   4.000%, 04/15/22.................................................         800     808,000
Toll Brothers Finance Corp.
    4.875%, 03/15/27.................................................         800     800,000
    4.350%, 02/15/28.................................................         800     764,000
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
    5.875%, 06/15/24.................................................       1,300   1,315,704
TWDC Enterprises 18 Corp.
    3.150%, 09/17/25.................................................          75      76,290
Tyson Foods, Inc.
    4.500%, 06/15/22.................................................          65      67,906
Under Armour, Inc.
    3.250%, 06/15/26.................................................       1,250   1,153,432
Union Pacific Corp.
    2.750%, 04/15/23.................................................           7       6,965
    3.250%, 01/15/25.................................................         111     112,382
United Continental Holdings,
    Inc..............................................................
#   4.250%, 10/01/22.................................................       1,400   1,412,250
United Technologies Corp.
    3.100%, 06/01/22.................................................           2       2,014
    7.500%, 09/15/29.................................................           7       9,213
UnitedHealth Group, Inc.
    2.750%, 02/15/23.................................................         101     100,941
    2.875%, 03/15/23.................................................          67      67,248
    3.750%, 07/15/25.................................................         137     142,430
Unum Group
    4.000%, 03/15/24.................................................         734     751,884
    3.875%, 11/05/25.................................................          23      23,075
US Bancorp
    2.350%, 01/29/21.................................................           9       8,973
Valero Energy Corp.
    3.400%, 09/15/26.................................................       1,046   1,026,549

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CONTINUED

                                                                                  FACE
                                                                                 AMOUNT^   VALUE+
                                                                                 ------- ----------
                                                                                  (000)
UNITED STATES -- (Continued)
VeriSign, Inc.
          5.250%, 04/01/25.................................................       1,557  $1,650,420
Verizon Communications, Inc.
          3.376%, 02/15/25.................................................          26      26,389
#         2.625%, 08/15/26.................................................          24      23,054
          1.375%, 10/27/26................................................. EUR   1,500   1,756,480
#(OMEGA)  4.016%, 12/03/29.................................................         183     191,070
Viacom, Inc.
          4.500%, 03/01/21.................................................          22      22,578
          4.250%, 09/01/23.................................................           7       7,284
          3.875%, 04/01/24.................................................          57      58,011
Visa, Inc.
          3.150%, 12/14/25.................................................         170     172,703
WAL MART, Inc.
          5.625%, 03/27/34................................................. GBP   1,500   2,787,690
Walgreen Co.
          3.100%, 09/15/22.................................................          80      80,178
Walgreens Boots Alliance, Inc.
#         3.300%, 11/18/21.................................................         150     151,288
#         3.450%, 06/01/26.................................................          35      33,844
          2.125%, 11/20/26................................................. EUR   1,700   2,031,154
Walmart, Inc.
          3.300%, 04/22/24.................................................          78      80,051
          4.875%, 09/21/29................................................. EUR   3,415   5,421,236
          5.750%, 12/19/30................................................. GBP   3,106   5,615,402
Walt Disney Co. (The)
(OMEGA)   3.700%, 09/15/24.................................................         168     175,146
Warner Media LLC
          4.000%, 01/15/22.................................................          13      13,391
#         3.550%, 06/01/24.................................................          52      52,957
          3.600%, 07/15/25.................................................         998   1,010,394
          3.800%, 02/15/27.................................................         653     656,862
Waste Management, Inc.
          4.600%, 03/01/21.................................................          21      21,603
          3.500%, 05/15/24.................................................          58      59,515
          3.125%, 03/01/25.................................................          40      40,378
WEC Energy Group, Inc.
          2.450%, 06/15/20.................................................          19      18,943
#         3.550%, 06/15/25.................................................          52      53,133
Wells Fargo & Co.
          2.600%, 07/22/20.................................................           3       2,995
#         3.500%, 03/08/22.................................................         102     103,717
          3.000%, 02/19/25.................................................         190     188,201
#         3.000%, 04/22/26.................................................          32      31,268
          2.000%, 04/27/26................................................. EUR     800     968,235
          2.975%, 05/19/26................................................. CAD   3,000   2,230,037
          1.375%, 10/26/26................................................. EUR     500     580,671
          1.000%, 02/02/27................................................. EUR     800     897,679
Western Digital Corp.
#         4.750%, 02/15/26.................................................       1,695   1,635,675
Western Gas Partners L.P.
          4.000%, 07/01/22.................................................         700     715,087
Western Union Co. (The)
          5.253%, 04/01/20.................................................          27      27,562

                                                                              FACE
                                                                             AMOUNT^    VALUE+
                                                                             ------- ------------
                                                                              (000)
UNITED STATES -- (Continued)
WestRock MWV LLC
         8.200%, 01/15/30.................................................      180  $    237,871
Whirlpool Corp.
         4.700%, 06/01/22.................................................       22        23,067
         3.700%, 05/01/25.................................................      145       146,561
         4.750%, 02/26/29.................................................    1,000     1,039,287
Williams Cos., Inc. (The)
         7.875%, 09/01/21.................................................      498       550,477
         3.700%, 01/15/23.................................................      100       101,719
#        4.000%, 09/15/25.................................................      136       140,160
         3.750%, 06/15/27.................................................       16        16,001
Wisconsin Electric Power Co.
         3.100%, 06/01/25.................................................       37        36,957
Wm Wrigley Jr Co.
(OMEGA)  2.900%, 10/21/19.................................................        2         2,001
WR Grace & Co-Conn
(OMEGA)  5.125%, 10/01/21.................................................    1,010     1,045,350
Wyndham Destinations, Inc.
         3.900%, 03/01/23.................................................    1,088     1,074,060
Xerox Corp.
         4.070%, 03/17/22.................................................       13        12,928
         3.800%, 05/15/24.................................................       50        47,950
Xilinx, Inc.
         3.000%, 03/15/21.................................................       11        11,041
Zimmer Biomet Holdings, Inc.
         3.550%, 04/01/25.................................................      731       730,942
Zoetis, Inc.
         3.000%, 09/12/27.................................................       62        59,483
                                                                                     ------------
TOTAL UNITED STATES.......................................................            371,212,065
                                                                                     ------------
TOTAL BONDS...............................................................            735,678,611
                                                                                     ------------
AGENCY OBLIGATIONS -- (1.4%)
Federal Farm Credit Bank
         5.320%, 09/03/19.................................................       74        74,724
         4.670%, 05/07/20.................................................       19        19,438
         5.350%, 08/07/20.................................................       23        23,856
         3.650%, 12/21/20.................................................      152       155,195
         5.250%, 03/02/21.................................................       21        22,096
         5.220%, 02/22/22.................................................       17        18,321
         5.210%, 12/19/22.................................................       73        80,196
         4.800%, 02/13/23.................................................        7         7,608
         5.250%, 03/06/23.................................................       21        23,197
         5.220%, 05/15/23.................................................      166       183,984
         2.630%, 08/03/26.................................................       67        66,887
         5.770%, 01/05/27.................................................       22        26,658
Federal Home Loan Bank
         5.375%, 05/15/19.................................................      195       195,222
         1.625%, 06/14/19.................................................      185       184,818
         3.000%, 03/18/20.................................................       65        65,336
         3.375%, 06/12/20.................................................      100       101,085
         2.875%, 09/11/20.................................................       50        50,339
         4.625%, 09/11/20.................................................       90        92,714
         3.125%, 12/11/20.................................................       20        20,254

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
    5.250%, 12/11/20.................................................       25  $   26,143
    5.000%, 03/12/21.................................................       20      20,966
    3.625%, 06/11/21.................................................       35      35,947
    5.625%, 06/11/21.................................................      130     138,647
    2.375%, 09/10/21.................................................      135     135,265
    3.000%, 09/10/21.................................................      110     111,708
    5.000%, 12/10/21.................................................      155     165,487
    2.250%, 03/11/22.................................................       35      34,948
    2.500%, 03/11/22.................................................       40      40,189
    5.250%, 06/10/22.................................................       30      32,630
    5.750%, 06/10/22.................................................       65      71,668
    2.000%, 09/09/22.................................................       55      54,476
    5.250%, 12/09/22.................................................       50      54,982
    4.750%, 03/10/23.................................................      170     185,117
    3.250%, 06/09/23.................................................      120     124,400
    2.500%, 12/08/23.................................................      115     115,718
    2.875%, 06/14/24.................................................       55      56,285
    5.375%, 08/15/24.................................................       65      74,279
    4.375%, 03/13/26.................................................       70      77,007
    5.750%, 06/12/26.................................................      140     167,897
    3.250%, 11/16/28.................................................    5,000   5,219,052
Federal Home Loan Mortgage Corp.
    6.750%, 09/15/29.................................................      216     292,675
Federal National Mortgage Association
    1.500%, 06/22/20.................................................       53      52,480

                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                          --------- ------------
                                                                            (000)
      1.250%, 05/06/21.................................................          58 $     56,846
      1.875%, 09/24/26.................................................       2,000    1,911,403
      7.125%, 01/15/30.................................................          75      104,776
Tennessee Valley Authority
      2.875%, 02/01/27.................................................         196      197,786
                                                                                    ------------
TOTAL AGENCY OBLIGATIONS...............................................               10,970,705
                                                                                    ------------
U.S. TREASURY OBLIGATIONS -- (0.0%)
U.S. Treasury Notes
      2.250%, 11/15/24.................................................           0          100
                                                                                    ------------
TOTAL INVESTMENT SECURITIES............................................              746,649,416
                                                                                    ------------

                                                                           SHARES
                                                                          ---------
SECURITIES LENDING COLLATERAL -- (5.3%)
@(S)  The DFA Short Term Investment Fund...............................   3,609,916   41,770,338
                                                                                    ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $791,544,731)..................................................             $788,419,754
                                                                                    ============

As of April 30, 2019, DFA Global Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                                UNREALIZED
                                                                                                 FOREIGN
                                                                                                 EXCHANGE
                                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
------------------  --------------------- ---------------------------------------  ---------- --------------
USD       1,475,807 EUR         1,304,065 Citibank, N.A.                            05/03/19     $ 13,167
USD       1,593,546 EUR         1,412,235 Citibank, N.A.                            05/03/19        9,583
USD       4,100,429 EUR         3,648,744 State Street Bank and Trust               05/03/19        7,996
USD      76,526,952 EUR        68,143,338 State Street Bank and Trust               05/03/19       97,345
USD       3,501,900 EUR         3,118,563 Citibank, N.A.                            05/06/19        3,196
USD       3,700,446 EUR         3,274,996 Citibank, N.A.                            05/06/19       26,241
USD      77,409,897 EUR        68,661,404 State Street Bank and Trust               05/06/19      378,930
USD       1,187,707 GBP           908,733 Citibank, N.A.                            05/07/19        2,401
USD       2,033,581 GBP         1,555,179 Citibank, N.A.                            05/07/19        5,083
USD       2,227,266 GBP         1,703,953 Citibank, N.A.                            05/07/19        4,714
USD      19,350,178 GBP        14,684,374 State Street Bank and Trust               05/07/19      196,611
USD       5,156,993 DKK        34,094,105 Citibank, N.A.                            05/13/19       29,740
USD      79,254,239 GBP        60,491,080 State Street Bank and Trust               05/13/19      327,488
USD         953,369 SEK         8,834,694 Citibank, N.A.                            05/15/19       22,201
USD      10,759,165 SEK        99,471,396 State Street Bank and Trust               05/15/19      274,980
USD       3,805,790 EUR         3,362,732 State Street Bank and Trust               05/16/19       29,880
USD      79,618,996 EUR        70,161,184 Citibank, N.A.                            05/16/19      837,130
USD      22,915,711 AUD        31,988,152 Citibank, N.A.                            05/24/19      353,568

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                                            UNREALIZED
                                                                                             FOREIGN
                                                                                             EXCHANGE
                                                                               SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD                COUNTERPARTY                   DATE    (DEPRECIATION)
------------------ ------------------ ---------------------------------------  ---------- --------------
USD    1,633,944   NOK     13,915,138 Citibank, N.A                             05/28/19    $   19,392
USD   86,327,270   EUR     76,567,977 State Street Bank and Trust               06/27/19        37,508
USD    2,556,853   CAD      3,397,484 Citibank, N.A                             07/08/19        16,488
USD   17,257,870   CAD     22,980,131 State Street Bank and Trust               07/08/19        75,179
USD   46,018,054   JPY  5,087,080,039 State Street Bank and Trust               07/08/19       101,100
                                                                                            ----------
TOTAL APPRECIATION                                                                          $2,869,921
EUR   76,738,443   USD     86,114,346 State Street Bank and Trust               05/03/19    $  (44,465)
USD    2,487,726   EUR      2,230,061 Citibank, N.A                             05/03/19       (13,512)
USD    2,651,714   GBP      2,051,203 Citibank, N.A                             05/07/19       (23,773)
USD    4,229,970   GBP      3,267,635 Citibank, N.A                             05/07/19       (32,170)
USD    3,082,856   EUR      2,765,228 Citibank, N.A                             05/16/19       (22,134)
USD      260,297   AUD        369,578 State Street Bank and Trust               05/24/19          (376)
USD    2,269,393   CAD      3,043,468 Citibank, N.A                             07/08/19        (6,268)
USD    2,620,531   JPY    291,331,163 Citibank, N.A                             07/08/19        (9,080)
                                                                                            ----------
TOTAL (DEPRECIATION)                                                                        $ (151,778)
                                                                                            ----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                              $2,718,143
                                                                                            ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   -----------------------------------------
                                   LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                   ------- ------------ ------- ------------
   Bonds
      Australia...................   --    $ 18,392,949   --    $ 18,392,949
      Belgium.....................   --       3,900,261   --       3,900,261
      Canada......................   --      38,748,623   --      38,748,623
      Denmark.....................   --      10,460,791   --      10,460,791
      Finland.....................   --       1,754,375   --       1,754,375
      France......................   --      47,267,757   --      47,267,757
      Germany.....................   --      17,332,157   --      17,332,157
      Ireland.....................   --         492,732   --         492,732
      Italy.......................   --       7,469,964   --       7,469,964
      Japan.......................   --       3,864,550   --       3,864,550
      Luxembourg..................   --      19,078,543   --      19,078,543
      Netherlands.................   --      47,968,373   --      47,968,373
      Norway......................   --      26,560,353   --      26,560,353
      Spain.......................   --       4,874,967   --       4,874,967
      Supranational Organization
        Obligations...............   --      39,103,909   --      39,103,909
      Sweden......................   --      12,730,964   --      12,730,964
      Switzerland.................   --       2,920,001   --       2,920,001
      United Kingdom..............   --      61,545,277   --      61,545,277
      United States...............   --     371,212,065   --     371,212,065
   Agency Obligations.............   --      10,970,705   --      10,970,705
   U.S. Treasury Obligations......   --             100   --             100

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                              -----------------------------------------
                              LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                              ------- ------------ ------- ------------
         Securities Lending
           Collateral........   --    $ 41,770,338   --    $ 41,770,338
         Forward Currency
           Contracts**.......   --       2,718,143   --       2,718,143
                                --    ------------   --    ------------
         TOTAL...............   --    $791,137,897   --    $791,137,897
                                ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        DFA INVESTMENT GRADE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)


                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
BONDS -- (54.0%)
AUSTRALIA -- (1.6%)
ANZ New Zealand International Ltd.
(OMEGA)   3.450%, 07/17/27.................................................      6,000  $  5,977,291
Australia & New Zealand Banking Group, Ltd.
          0.625%, 02/21/23................................................. EUR  1,361     1,554,067
          3.700%, 11/16/25.................................................      6,110     6,302,223
BHP Billiton Finance USA, Ltd.
          2.875%, 02/24/22.................................................      1,077     1,088,147
Commonwealth Bank of Australia
          2.300%, 09/06/19.................................................        558       557,371
          5.000%, 03/19/20.................................................        784       799,499
          2.400%, 11/02/20.................................................      3,605     3,590,691
(OMEGA)   2.850%, 05/18/26.................................................     22,784    22,124,654
(OMEGA)   3.150%, 09/19/27.................................................        890       879,374
Macquarie Bank, Ltd.
#(OMEGA)  3.900%, 01/15/26.................................................     24,711    25,125,326
National Australia Bank, Ltd.
          2.250%, 07/01/19.................................................      1,849     1,847,841
#         3.375%, 01/14/26.................................................      3,000     3,016,747
#(OMEGA)  3.500%, 01/10/27.................................................     29,999    30,452,781
Rio Tinto Finance USA, Ltd.
          7.125%, 07/15/28.................................................      1,270     1,644,579
Westpac Banking Corp.
          4.875%, 11/19/19.................................................      2,958     2,992,454
          2.850%, 05/13/26.................................................     10,267     9,988,297
#         2.700%, 08/19/26.................................................      5,052     4,885,868
          3.350%, 03/08/27.................................................     27,267    27,432,426
                                                                                        ------------
TOTAL AUSTRALIA............................................................              150,259,636
                                                                                        ------------
CANADA -- (0.9%)
Alimentation Couche-Tard, Inc.
(OMEGA)   3.550%, 07/26/27.................................................      2,780     2,729,883
Bank of Nova Scotia (The)
          4.375%, 01/13/21.................................................      2,092     2,151,764
Canadian Imperial Bank of Commerce
          0.750%, 03/22/23................................................. EUR  3,000     3,444,312
Canadian Natural Resources, Ltd.
          3.850%, 06/01/27.................................................      3,898     3,939,169
Canadian Pacific Railway Co.
          2.900%, 02/01/25.................................................      3,024     3,011,239
          3.700%, 02/01/26.................................................      4,880     4,952,405

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
CANADA -- (Continued)
Enbridge, Inc.
#         3.500%, 06/10/24.................................................      1,280  $ 1,293,084
#         3.700%, 07/15/27.................................................      1,575    1,584,879
Nutrien, Ltd.
          3.625%, 03/15/24.................................................      3,460    3,504,264
          3.000%, 04/01/25.................................................      3,460    3,370,590
Province of British Columbia Canada
#         6.500%, 01/15/26.................................................      2,918    3,537,639
Province of Ontario Canada
          3.150%, 06/02/22................................................. CAD 19,927   15,449,263
Rogers Communications, Inc.
          3.000%, 03/15/23.................................................      1,765    1,768,942
Suncor Energy, Inc.
          3.600%, 12/01/24.................................................      2,406    2,458,209
Thomson Reuters Corp.
          4.300%, 11/23/23.................................................      5,120    5,346,917
          3.850%, 09/29/24.................................................        203      204,358
Toronto-Dominion Bank (The)
          2.125%, 07/02/19.................................................      3,660    3,657,145
          2.125%, 04/07/21.................................................      7,407    7,337,910
          1.994%, 03/23/22................................................. CAD  4,942    3,676,417
Toyota Credit Canada, Inc.
          2.020%, 02/28/22................................................. CAD  4,942    3,666,273
TransCanada PipeLines, Ltd.
          3.800%, 10/01/20.................................................        780      791,204
          4.875%, 01/15/26.................................................      5,560    5,987,485
#         4.250%, 05/15/28.................................................      1,300    1,354,298
                                                                                        -----------
TOTAL CANADA...............................................................              85,217,649
                                                                                        -----------
DENMARK -- (0.5%)
Danske Bank A.S.
(OMEGA)   2.750%, 09/17/20.................................................      1,058    1,048,264
(OMEGA)   2.800%, 03/10/21.................................................      6,530    6,461,262
#(OMEGA)  4.375%, 06/12/28.................................................      2,000    1,947,074
Kommunekredit
          0.000%, 09/08/22................................................. EUR 21,894   24,698,013
Siemens Financieringsmaatschappij NV
(OMEGA)   6.125%, 08/17/26.................................................      7,621    8,916,681
                                                                                        -----------
TOTAL DENMARK..............................................................              43,071,294
                                                                                        -----------
FINLAND -- (0.0%)
Nordea Bank AB
          0.875%, 06/26/23................................................. EUR  1,000    1,136,148
                                                                                        -----------

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
FRANCE -- (1.2%)
BNP Paribas SA
          3.250%, 03/03/23.................................................      1,920  $  1,951,823
BPCE SA
          0.375%, 10/05/23................................................. EUR  8,100     9,128,364
          4.000%, 04/15/24.................................................     10,914    11,355,220
Credit Agricole SA
(OMEGA)   2.750%, 06/10/20.................................................      1,125     1,124,587
          3.875%, 04/15/24.................................................      8,591     8,898,439
Electricite de France SA
(OMEGA)   3.625%, 10/13/25.................................................      6,638     6,767,025
Pernod Ricard SA
(OMEGA)   4.450%, 01/15/22.................................................      6,474     6,709,017
#(OMEGA)  3.250%, 06/08/26.................................................     14,827    14,664,026
Sanofi
#         3.625%, 06/19/28.................................................     20,000    20,660,400
Total Capital International SA
          2.100%, 06/19/19.................................................      2,226     2,224,377
          3.750%, 04/10/24.................................................      9,600     9,993,075
Total System Services, Inc.
          4.800%, 04/01/26.................................................      7,031     7,385,492
          4.450%, 06/01/28.................................................      7,882     8,140,775
                                                                                        ------------
TOTAL FRANCE...............................................................              109,002,620
                                                                                        ------------
GERMANY -- (0.4%)
Bayer U.S. Finance LLC
(OMEGA)   2.375%, 10/08/19.................................................      4,739     4,723,562
BMW US Capital LLC
(OMEGA)   2.800%, 04/11/26.................................................     21,530    20,702,183
(OMEGA)   3.300%, 04/06/27.................................................      6,742     6,675,229
Deutsche Bank AG
          2.950%, 08/20/20.................................................        136       134,953
          3.125%, 01/13/21.................................................      1,977     1,946,937
Volkswagen Financial Services AG
          1.375%, 10/16/23................................................. EUR  3,500     4,032,096
Volkswagen Group of America Finance LLC
(OMEGA)   2.400%, 05/22/20.................................................        699       695,135
                                                                                        ------------
TOTAL GERMANY..............................................................               38,910,095
                                                                                        ------------
IRELAND -- (0.0%)
CRH America Finance, Inc.
(OMEGA)   3.950%, 04/04/28.................................................      1,520     1,511,640
                                                                                        ------------
ITALY -- (0.2%)
Enel Finance International NV
(OMEGA)   3.500%, 04/06/28.................................................      2,800     2,639,658
(OMEGA)   4.875%, 06/14/29.................................................     10,000    10,436,880
LYB International Finance II BV
#         3.500%, 03/02/27.................................................      4,166     4,055,213
                                                                                        ------------
TOTAL ITALY................................................................               17,131,751
                                                                                        ------------

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
JAPAN -- (1.2%)
Beam Suntory, Inc.
          3.250%, 06/15/23.................................................      1,743  $  1,727,643
Mitsubishi UFJ Financial Group, Inc.
          0.680%, 01/26/23................................................. EUR  3,822     4,345,546
#         3.850%, 03/01/26.................................................     12,000    12,432,705
#         3.677%, 02/22/27.................................................      4,465     4,579,430
Mizuho Financial Group, Inc.
#(OMEGA)  2.632%, 04/12/21.................................................      2,000     1,992,052
          1.020%, 10/11/23................................................. EUR  5,461     6,274,132
#         2.839%, 09/13/26.................................................     18,000    17,465,493
MUFG Bank, Ltd.
          3.250%, 09/08/24.................................................      3,237     3,266,345
Nomura Holdings, Inc.
          6.700%, 03/04/20.................................................      1,394     1,439,208
Sumitomo Mitsui Banking Corp.
          3.950%, 07/19/23.................................................      5,931     6,156,087
Sumitomo Mitsui Financial Group, Inc.
          3.784%, 03/09/26.................................................      5,242     5,401,788
Toyota Motor Credit Corp.
          3.300%, 01/12/22.................................................      2,605     2,652,205
          2.625%, 01/10/23.................................................      2,999     3,003,603
#         3.200%, 01/11/27.................................................     26,976    27,446,763
#         3.050%, 01/11/28.................................................     11,550    11,558,463
#         3.650%, 01/08/29.................................................      5,000     5,181,884
                                                                                        ------------
TOTAL JAPAN................................................................              114,923,347
                                                                                        ------------
LUXEMBOURG -- (0.3%)
Allergan Funding SCS
          3.800%, 03/15/25.................................................      2,471     2,494,260
European Financial Stability Facility
          0.000%, 11/17/22................................................. EUR 19,769    22,378,110
                                                                                        ------------
TOTAL LUXEMBOURG...........................................................               24,872,370
                                                                                        ------------
NETHERLANDS -- (1.4%)
ABN AMRO Bank NV
          0.500%, 07/17/23................................................. EUR    911     1,035,028
Airbus SE
(OMEGA)   3.150%, 04/10/27.................................................      7,500     7,536,022
Cooperatieve Rabobank UA
          3.875%, 02/08/22.................................................      4,090     4,208,424
          0.750%, 08/29/23................................................. EUR  1,200     1,372,508
#         3.375%, 05/21/25.................................................     17,522    17,823,237
Heineken NV
#(OMEGA)  2.750%, 04/01/23.................................................      2,219     2,211,538
ING Bank NV
(OMEGA)   2.050%, 08/15/21.................................................      5,000     4,908,837
ING Groep NV
          1.000%, 09/20/23................................................. EUR  1,800     2,065,553
          3.950%, 03/29/27.................................................     10,000    10,113,412

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CONTINUED

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
NETHERLANDS -- (Continued)
Shell International Finance BV
         2.250%, 11/10/20.................................................       4,646 $  4,630,966
         3.400%, 08/12/23.................................................       5,559    5,703,450
         3.250%, 05/11/25.................................................      31,117   31,707,140
#        2.875%, 05/10/26.................................................      29,810   29,571,112
#        2.500%, 09/12/26.................................................      11,169   10,767,492
                                                                                       ------------
TOTAL NETHERLANDS.........................................................              133,654,719
                                                                                       ------------
NORWAY -- (0.1%)
Equinor ASA
         2.450%, 01/17/23.................................................       3,586    3,555,565
         2.650%, 01/15/24.................................................       6,950    6,903,069
                                                                                       ------------
TOTAL NORWAY..............................................................               10,458,634
                                                                                       ------------
SPAIN -- (0.7%)
Banco Santander SA
#        3.800%, 02/23/28.................................................       7,000    6,867,163
Iberdrola Finance Ireland DAC
(OMEGA)  5.000%, 09/11/19.................................................         713      718,024
Santander Holdings USA, Inc.
         4.500%, 07/17/25.................................................      17,590   18,339,499
#        4.400%, 07/13/27.................................................       2,000    2,031,858
Santander UK P.L.C.
         4.000%, 03/13/24.................................................       8,788    9,166,747
Telefonica Emisiones SA
         5.462%, 02/16/21.................................................         829      865,950
         3.987%, 01/23/23................................................. EUR   1,000    1,276,324
         4.570%, 04/27/23.................................................       7,532    7,973,493
Telefonica Europe BV
#        8.250%, 09/15/30.................................................      13,567   18,291,701
                                                                                       ------------
TOTAL SPAIN...............................................................               65,530,759
                                                                                       ------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (0.0%)
Inter-American Development Bank
         6.750%, 07/15/27.................................................       1,942    2,451,491
                                                                                       ------------
SWEDEN -- (1.0%)
Kommuninvest I Sverige AB
         0.250%, 06/01/22................................................. SEK 296,540   31,433,306
         1.000%, 11/13/23................................................. SEK 500,000   54,337,248
Svensk Exportkredit AB
         1.875%, 06/17/19.................................................       1,164    1,162,882
Svenska Handelsbanken AB
         0.250%, 02/28/22................................................. EUR   9,390   10,614,631
         0.500%, 03/21/23................................................. EUR   1,000    1,138,660
                                                                                       ------------
TOTAL SWEDEN..............................................................               98,686,727
                                                                                       ------------
SWITZERLAND -- (0.6%)
Credit Suisse AG
         2.300%, 05/28/19.................................................         162      161,966
         3.000%, 10/29/21.................................................       3,011    3,027,846

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
SWITZERLAND -- (Continued)
          3.625%, 09/09/24.................................................     16,929  $17,339,601
Roche Holdings, Inc.
(OMEGA)   2.625%, 05/15/26.................................................      1,000      974,434
#(OMEGA)  2.375%, 01/28/27.................................................     14,000   13,366,296
UBS AG Stamford CT
          2.375%, 08/14/19.................................................        148      147,902
UBS Group Funding Switzerland AG
(OMEGA)   4.125%, 09/24/25.................................................     20,990   21,757,359
                                                                                        -----------
TOTAL SWITZERLAND..........................................................              56,775,404
                                                                                        -----------
UNITED KINGDOM -- (2.4%)
Aon P.L.C.
          4.000%, 11/27/23.................................................      4,000    4,151,564
          3.500%, 06/14/24.................................................      9,147    9,296,892
AstraZeneca P.L.C.
          3.375%, 11/16/25.................................................      8,259    8,352,959
#         4.000%, 01/17/29.................................................      2,000    2,091,232
AstraZeneca P.L.C.
          2.375%, 11/16/20.................................................      2,316    2,301,968
Barclays P.L.C.
          2.750%, 11/08/19.................................................        626      624,816
          3.650%, 03/16/25.................................................     14,330   14,059,077
          4.375%, 01/12/26.................................................      9,970   10,121,823
BAT International Finance P.L.C.
          2.375%, 01/19/23................................................. EUR  5,895    7,090,420
BP Capital Markets America, Inc.
          3.245%, 05/06/22.................................................      2,848    2,890,121
          3.119%, 05/04/26.................................................      5,915    5,881,673
          3.017%, 01/16/27.................................................     11,773   11,537,181
BP Capital Markets P.L.C.
          3.535%, 11/04/24.................................................      2,240    2,299,565
#         3.017%, 01/16/27.................................................      1,700    1,665,948
          3.279%, 09/19/27.................................................     11,000   10,973,432
British Telecommunications P.L.C.
          5.125%, 12/04/28.................................................      5,000    5,405,434
HSBC Holdings P.L.C.
          3.400%, 03/08/21.................................................      4,100    4,141,938
          4.000%, 03/30/22.................................................      5,009    5,158,957
          4.300%, 03/08/26.................................................     13,270   13,821,656
#         3.900%, 05/25/26.................................................     12,666   12,915,487
HSBC USA, Inc.
          2.375%, 11/13/19.................................................        317      316,420
#         3.500%, 06/23/24.................................................     12,593   12,809,664
Lloyds Banking Group P.L.C.
          3.750%, 01/11/27.................................................     10,250   10,167,137
          4.375%, 03/22/28.................................................      4,000    4,139,795
Mead Johnson Nutrition Co.
          4.125%, 11/15/25.................................................      5,931    6,255,246

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CONTINUED


                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
UNITED KINGDOM -- (Continued)
Nationwide Building Society
(OMEGA)   3.900%, 07/21/25.................................................    4,600  $  4,723,513
Rolls-Royce P.L.C.
(OMEGA)   3.625%, 10/14/25.................................................   20,258    20,314,783
Royal Bank of Scotland Group P.L.C.
          4.800%, 04/05/26.................................................    4,800     5,038,624
Standard Chartered P.L.C.
#(OMEGA)  4.050%, 04/12/26.................................................    4,380     4,451,346
TechnipFMC P.L.C.
          3.450%, 10/01/22.................................................    4,235     4,268,183
Vodafone Group P.L.C.
          4.375%, 03/16/21.................................................      902       929,922
#         2.500%, 09/26/22.................................................    9,656     9,571,322
          7.875%, 02/15/30.................................................    7,107     9,141,524
                                                                                      ------------
TOTAL UNITED KINGDOM.......................................................            226,909,622
                                                                                      ------------
UNITED STATES -- (41.5%)
3M Co.
          2.875%, 10/15/27.................................................   14,390    14,303,334
ABB Finance USA, Inc.
          2.875%, 05/08/22.................................................    3,884     3,900,897
Abbott Laboratories
#         2.950%, 03/15/25.................................................   12,469    12,448,226
AbbVie, Inc.
          2.900%, 11/06/22.................................................    2,800     2,790,588
          3.600%, 05/14/25.................................................   18,850    18,966,529
#         4.250%, 11/14/28.................................................   25,500    26,119,272
Activision Blizzard, Inc.
          3.400%, 06/15/27.................................................    6,308     6,165,155
Adobe, Inc.
          3.250%, 02/01/25.................................................    1,920     1,967,221
Advance Auto Parts, Inc.
          4.500%, 12/01/23.................................................    1,186     1,244,031
Aetna, Inc.
          2.750%, 11/15/22.................................................    8,320     8,215,743
#         3.500%, 11/15/24.................................................    5,359     5,364,890
Affiliated Managers Group, Inc.
          3.500%, 08/01/25.................................................    3,410     3,441,470
Aflac, Inc.
          3.250%, 03/17/25.................................................   11,007    11,124,597
Agilent Technologies, Inc.
          5.000%, 07/15/20.................................................       17        17,447
Ahold Finance USA LLC
          6.875%, 05/01/29.................................................      704       846,327
Air Products & Chemicals, Inc.
          2.750%, 02/03/23.................................................      976       977,233
Alabama Power Co.
          2.800%, 04/01/25.................................................    2,560     2,504,428
Albemarle Corp.
          4.150%, 12/01/24.................................................    7,365     7,627,773

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Allergan Finance LLC
    3.250%, 10/01/22.................................................      7,562  $ 7,552,383
Allergan Funding SCS
    3.450%, 03/15/22.................................................     12,881   12,947,622
Allstate Corp. (The)
    3.150%, 06/15/23.................................................      5,073    5,155,003
    5.350%, 06/01/33.................................................      7,500    8,807,406
Alphabet, Inc.
    3.375%, 02/25/24.................................................      3,494    3,613,905
    1.998%, 08/15/26.................................................      7,385    6,966,554
Altria Group, Inc.
    4.750%, 05/05/21.................................................        208      215,744
Amazon.com, Inc.
#   3.150%, 08/22/27.................................................      9,200    9,261,558
Ameren Corp.
    2.700%, 11/15/20.................................................        988      984,917
    3.650%, 02/15/26.................................................     10,631   10,775,713
American Express Credit Corp.
    2.250%, 05/05/21.................................................        148      146,824
    3.300%, 05/03/27.................................................     16,929   17,185,052
American Honda Finance Corp.
    2.300%, 09/09/26.................................................     21,110   19,879,729
American International Group, Inc.
    3.300%, 03/01/21.................................................      1,483    1,493,164
    4.875%, 06/01/22.................................................      1,425    1,503,723
    1.500%, 06/08/23................................................. EUR  2,000    2,321,540
    4.125%, 02/15/24.................................................     10,069   10,512,423
    3.750%, 07/10/25.................................................      9,247    9,356,799
    3.900%, 04/01/26.................................................      6,429    6,512,444
    4.200%, 04/01/28.................................................      2,100    2,152,597
American Water Capital Corp.
#   3.850%, 03/01/24.................................................      2,115    2,190,486
    2.950%, 09/01/27.................................................        584      568,836
Ameriprise Financial, Inc.
    5.300%, 03/15/20.................................................        129      131,856
    4.000%, 10/15/23.................................................      3,722    3,894,985
#   2.875%, 09/15/26.................................................      6,175    6,029,222
AmerisourceBergen Corp.
    3.400%, 05/15/24.................................................      1,223    1,233,558
#   3.450%, 12/15/27.................................................      3,000    2,899,954
Amgen, Inc.
    4.100%, 06/15/21.................................................      6,993    7,162,797
    3.625%, 05/22/24.................................................      6,399    6,573,739
    3.125%, 05/01/25.................................................      3,200    3,205,223
    2.600%, 08/19/26.................................................     10,375    9,842,330
Analog Devices, Inc.
    3.900%, 12/15/25.................................................      4,965    5,097,303
#   3.500%, 12/05/26.................................................     11,977   11,993,982
Anheuser-Busch InBev Worldwide, Inc.
    4.000%, 04/13/28.................................................     14,000   14,286,225

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CONTINUED


                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
         4.900%, 01/23/31.................................................    2,000  $ 2,169,143
Anthem,Inc.
         4.350%, 08/15/20.................................................    1,087    1,107,105
#        3.125%, 05/15/22.................................................    2,177    2,189,083
         3.500%, 08/15/24.................................................    4,986    5,047,576
         3.650%, 12/01/27.................................................    4,000    3,965,521
         4.101%, 03/01/28.................................................   16,600   17,017,714
Aon Corp.
#        5.000%, 09/30/20.................................................      810      835,982
Apache Corp.
         3.250%, 04/15/22.................................................    6,399    6,452,076
         4.375%, 10/15/28.................................................    5,000    5,056,050
Apple, Inc.
         3.450%, 05/06/24.................................................   19,459   20,062,994
         2.500%, 02/09/25.................................................    4,560    4,469,798
#        3.250%, 02/23/26.................................................   19,942   20,243,514
         2.450%, 08/04/26.................................................   17,090   16,465,236
#        3.350%, 02/09/27.................................................   33,607   34,163,508
#        3.000%, 06/20/27.................................................   11,436   11,355,258
         3.000%, 11/13/27.................................................   26,919   26,692,493
Applied Materials, Inc.
#        3.300%, 04/01/27.................................................   16,750   16,908,707
Archer-Daniels-Midland Co.
         2.500%, 08/11/26.................................................    4,942    4,775,300
Arizona Public Service Co.
         3.150%, 05/15/25.................................................    9,580    9,615,613
Arrow Electronics, Inc.
         3.875%, 01/12/28.................................................   12,338   11,955,674
Associated Banc-Corp
         2.750%, 11/15/19.................................................       53       52,968
Assurant, Inc.
         4.000%, 03/15/23.................................................    6,399    6,490,291
AT&T, Inc.
         3.950%, 01/15/25.................................................    9,885   10,198,430
         3.400%, 05/15/25.................................................   23,617   23,725,799
Autodesk, Inc.
         3.125%, 06/15/20.................................................      372      373,115
         4.375%, 06/15/25.................................................    3,015    3,118,911
         3.500%, 06/15/27.................................................   12,009   11,718,582
Automatic Data Processing, Inc.
         3.375%, 09/15/25.................................................   12,356   12,753,428
AutoZone, Inc.
         2.875%, 01/15/23.................................................   11,988   11,928,776
         3.125%, 07/15/23.................................................    1,270    1,273,777
#        3.250%, 04/15/25.................................................    6,203    6,174,815
#        3.125%, 04/21/26.................................................      988      961,392
Avnet, Inc.
#        4.625%, 04/15/26.................................................    5,560    5,656,459
AXIS Specialty Finance P.L.C.
         4.000%, 12/06/27.................................................   20,320   20,234,120
BAE Systems Holdings, Inc.
(OMEGA)  2.850%, 12/15/20.................................................    1,239    1,237,920

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
Baker Hughes a GE Co. LLC
         3.200%, 08/15/21.................................................      183  $   184,547
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
#        3.337%, 12/15/27.................................................    1,900    1,861,965
Baltimore Gas & Electric Co.
         2.400%, 08/15/26.................................................      692      653,001
Bank of America Corp.
         4.000%, 04/01/24.................................................    6,120    6,390,834
         3.875%, 08/01/25.................................................    2,350    2,430,930
(r)      3.419%, 12/20/28.................................................   15,341   15,066,561
Bank of New York Mellon Corp. (The)
         5.450%, 05/15/19.................................................      386      386,399
         3.650%, 02/04/24.................................................   10,524   10,872,438
         3.000%, 02/24/25.................................................    1,913    1,910,463
         2.800%, 05/04/26.................................................    7,088    6,970,988
Baxalta, Inc.
         2.875%, 06/23/20.................................................      141      140,848
Baxter International, Inc.
#        2.600%, 08/15/26.................................................    4,951    4,760,173
Bayer U.S. Finance II LLC
(OMEGA)  2.125%, 07/15/19.................................................      261      260,332
(OMEGA)  5.500%, 08/15/25.................................................    2,240    2,320,264
Bayer U.S. Finance LLC
(OMEGA)  3.375%, 10/08/24.................................................   12,544   12,281,320
BB&T Corp.
#        3.700%, 06/05/25.................................................   14,345   14,853,280
Bemis Co., Inc.
         4.500%, 10/15/21.................................................      640      659,412
Berkshire Hathaway, Inc.
         3.125%, 03/15/26.................................................   33,128   33,312,273
Best Buy Co., Inc.
#        4.450%, 10/01/28.................................................   19,493   19,882,119
Biogen, Inc.
         2.900%, 09/15/20.................................................   14,678   14,673,557
         4.050%, 09/15/25.................................................    8,950    9,203,773
BlackRock, Inc.
         3.200%, 03/15/27.................................................   24,563   24,760,994
Boeing Co. (The)
         8.750%, 08/15/21.................................................      977    1,104,529
         2.500%, 03/01/25.................................................    6,399    6,224,223
         2.600%, 10/30/25.................................................    3,568    3,478,491
Booking Holdings, Inc.
         3.600%, 06/01/26.................................................   10,484   10,715,412
         3.550%, 03/15/28.................................................    5,000    5,049,801
Boston Scientific Corp.
         4.125%, 10/01/23.................................................    1,472    1,533,840
Bristol-Myers Squibb Co.
#        2.000%, 08/01/22.................................................    4,244    4,150,517
Brown & Brown, Inc.
         4.200%, 09/15/24.................................................    4,660    4,783,276

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
Buckeye Partners L.P.
    4.150%, 07/01/23.................................................    1,920  $ 1,959,584
    3.950%, 12/01/26.................................................    7,413    7,195,697
Bunge, Ltd. Finance Corp.
    3.750%, 09/25/27.................................................   14,400   13,481,843
Burlington Northern Santa Fe LLC
#   3.000%, 04/01/25.................................................    4,279    4,315,522
    7.000%, 12/15/25.................................................      858    1,058,030
CA, Inc.
    4.700%, 03/15/27.................................................   17,502   17,445,459
Campbell Soup Co.
    4.250%, 04/15/21.................................................    1,024    1,047,575
    2.500%, 08/02/22.................................................    1,939    1,897,945
    3.300%, 03/19/25.................................................    4,045    3,950,723
#   4.150%, 03/15/28.................................................    9,628    9,670,150
Capital One Bank USA NA
    2.300%, 06/05/19.................................................      529      528,972
Capital One Financial Corp.
    4.750%, 07/15/21.................................................    1,956    2,037,065
    3.750%, 04/24/24.................................................    4,607    4,705,988
    3.200%, 02/05/25.................................................    2,700    2,670,973
    3.750%, 03/09/27.................................................    7,165    7,104,963
    3.800%, 01/31/28.................................................    3,000    2,959,578
Cardinal Health, Inc.
    4.625%, 12/15/20.................................................      640      657,196
    3.200%, 06/15/22.................................................    3,840    3,848,044
#   3.410%, 06/15/27.................................................   17,718   16,815,913
Caterpillar, Inc.
#   2.600%, 06/26/22.................................................    2,531    2,524,245
    3.400%, 05/15/24.................................................    1,823    1,874,469
CBS Corp.
    3.500%, 01/15/25.................................................    2,364    2,372,529
    2.900%, 01/15/27.................................................   26,061   24,414,447
    7.875%, 07/30/30.................................................    1,137    1,486,036
Celgene Corp.
    4.000%, 08/15/23.................................................    8,237    8,539,475
    3.625%, 05/15/24.................................................    4,433    4,505,983
CenterPoint Energy Resources Corp.
    4.500%, 01/15/21.................................................    1,549    1,587,172
    4.000%, 04/01/28.................................................    4,800    4,939,921
Charles Schwab Corp. (The)
#   3.000%, 03/10/25.................................................   12,777   12,833,922
Chevron Corp.
    2.954%, 05/16/26.................................................   11,356   11,342,038
Chubb INA Holdings, Inc.
    2.875%, 11/03/22.................................................    1,852    1,865,197
    2.700%, 03/13/23.................................................    2,965    2,955,265
    3.350%, 05/15/24.................................................    5,120    5,252,415
Cigna Holding Co.
    4.000%, 02/15/22.................................................      743      761,632
Cincinnati Financial Corp.
    6.920%, 05/15/28.................................................    4,000    4,965,517

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
Cisco Systems, Inc.
#        3.625%, 03/04/24.................................................    1,920  $ 2,006,628
Citigroup, Inc.
         4.500%, 01/14/22.................................................    1,472    1,531,362
         3.750%, 06/16/24.................................................    2,560    2,635,610
#        3.300%, 04/27/25.................................................    7,679    7,721,960
Clorox Co. (The)
         3.100%, 10/01/27.................................................    5,077    5,008,217
#        3.900%, 05/15/28.................................................   16,112   16,824,109
CME Group, Inc.
         3.000%, 03/15/25.................................................    2,833    2,850,957
CMS Energy Corp.
         3.875%, 03/01/24.................................................    1,725    1,769,849
         3.600%, 11/15/25.................................................    3,163    3,203,801
         3.000%, 05/15/26.................................................    4,942    4,808,616
CNA Financial Corp.
         4.500%, 03/01/26.................................................   22,057   23,006,660
Coca-Cola Co. (The)
         3.200%, 11/01/23.................................................   13,789   14,090,436
         2.250%, 09/01/26.................................................   12,603   12,019,099
#        2.900%, 05/25/27.................................................   23,535   23,317,440
Comcast Cable Communications Holdings, Inc.
         9.455%, 11/15/22.................................................    2,956    3,620,096
Comcast Corp.
         3.600%, 03/01/24.................................................    4,324    4,454,095
#        3.375%, 08/15/25.................................................    4,946    5,024,695
         3.150%, 03/01/26.................................................    9,198    9,228,331
         3.150%, 02/15/28.................................................    5,000    4,908,761
         7.050%, 03/15/33.................................................    2,200    2,926,848
Conagra Brands, Inc.
         3.200%, 01/25/23.................................................    4,643    4,671,456
ConocoPhillips Co.
         4.950%, 03/15/26.................................................   14,827   16,457,732
ConocoPhillips Holding Co.
         6.950%, 04/15/29.................................................    9,700   12,524,543
Consolidated Edison Co. of New York, Inc.
         3.300%, 12/01/24.................................................    1,280    1,304,087
Constellation Brands, Inc.
#        3.600%, 02/15/28.................................................    6,325    6,270,533
Corning, Inc.
         3.700%, 11/15/23.................................................    2,710    2,754,734
Costco Wholesale Corp.
         3.000%, 05/18/27.................................................   19,300   19,396,115
Cox Communications, Inc.
(OMEGA)  3.850%, 02/01/25.................................................    6,790    6,930,251
(OMEGA)  3.500%, 08/15/27.................................................    1,200    1,180,585
CSX Corp.
#        4.250%, 06/01/21.................................................      748      767,105
CVS Health Corp.
#        2.800%, 07/20/20.................................................    1,913    1,911,137
         2.125%, 06/01/21.................................................    1,285    1,264,581

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
#        3.375%, 08/12/24.................................................     14,857  $14,794,895
         3.875%, 07/20/25.................................................     13,408   13,490,870
Daimler Finance North America LLC
(OMEGA)  3.250%, 08/01/24.................................................      2,072    2,079,855
#        8.500%, 01/18/31.................................................     28,596   41,237,982
Danaher Corp.
         3.350%, 09/15/25.................................................      1,483    1,502,652
Deere & Co.
#        5.375%, 10/16/29.................................................        467      554,499
Diageo Investment Corp.
         2.875%, 05/11/22.................................................        131      131,833
Discovery Communications LLC
         3.500%, 06/15/22.................................................      7,694    7,789,864
         3.250%, 04/01/23.................................................        640      639,800
#        3.900%, 11/15/24.................................................      5,376    5,515,459
         3.450%, 03/15/25.................................................      5,671    5,622,755
Dollar General Corp.
         3.250%, 04/15/23.................................................      6,733    6,770,775
         4.150%, 11/01/25.................................................      1,604    1,672,922
Dollar Tree, Inc.
         4.200%, 05/15/28.................................................     35,940   36,165,989
Dominion Energy Gas Holdings LLC
#        2.800%, 11/15/20.................................................      7,166    7,174,442
Dominion Energy, Inc.
#        3.900%, 10/01/25.................................................     10,013   10,413,327
Dow Chemical Co. (The)
         3.000%, 11/15/22.................................................      1,694    1,696,033
#        3.500%, 10/01/24.................................................      7,452    7,560,110
DTE Energy Co.
         3.850%, 12/01/23.................................................        960      989,004
         2.850%, 10/01/26.................................................      1,000      953,779
         6.375%, 04/15/33.................................................      2,305    2,873,210
Duke Energy Corp.
         3.750%, 04/15/24.................................................      5,705    5,884,479
DXC Technology Co.
         4.450%, 09/18/22.................................................      3,200    3,333,059
         4.750%, 04/15/27.................................................     25,329   26,600,497
E*TRADE Financial Corp.
#        4.500%, 06/20/28.................................................      8,496    8,685,326
Eastman Chemical Co.
         2.700%, 01/15/20.................................................        137      136,899
         4.500%, 01/15/21.................................................         88       90,119
         3.600%, 08/15/22.................................................        297      302,560
         1.500%, 05/26/23................................................. EUR  7,630    8,966,961
         3.800%, 03/15/25.................................................      9,527    9,766,632
Eaton Corp.
         4.000%, 11/02/32.................................................     11,600   12,157,061
Eaton Vance Corp.
         3.500%, 04/06/27.................................................     10,462   10,531,981
eBay, Inc.
#        3.800%, 03/09/22.................................................      6,177    6,337,289

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
#         2.600%, 07/15/22.................................................      1,688  $ 1,672,373
          3.600%, 06/05/27.................................................     13,375   13,210,995
Ecolab, Inc.
          4.350%, 12/08/21.................................................        480      499,282
          2.700%, 11/01/26.................................................      4,448    4,328,225
Electronic Arts, Inc.
          4.800%, 03/01/26.................................................     15,000   16,086,793
EMD Finance LLC
(OMEGA)   2.950%, 03/19/22.................................................      5,120    5,093,799
Emerson Electric Co.
          3.150%, 06/01/25.................................................      5,312    5,382,823
Energy Transfer Operating L.P.
          4.750%, 01/15/26.................................................      8,233    8,612,762
Enterprise Products Operating LLC
          5.200%, 09/01/20.................................................        480      495,011
          3.900%, 02/15/24.................................................      2,080    2,155,974
          3.700%, 02/15/26.................................................      5,276    5,403,704
          6.875%, 03/01/33.................................................        700      890,859
EOG Resources, Inc.
          4.100%, 02/01/21.................................................      1,722    1,762,880
          3.150%, 04/01/25.................................................      6,718    6,752,494
EQT Corp.
#         3.900%, 10/01/27.................................................     18,855   17,784,232
ERAC USA Finance LLC
#(OMEGA)  3.850%, 11/15/24.................................................      6,590    6,772,046
Evergy, Inc.
          4.850%, 06/01/21.................................................      2,466    2,540,462
Eversource Energy
          2.500%, 03/15/21.................................................        494      491,432
#         2.800%, 05/01/23.................................................      4,743    4,724,181
          4.250%, 04/01/29.................................................      1,000    1,069,802
Exelon Corp.
          2.450%, 04/15/21.................................................        370      366,372
          3.950%, 06/15/25.................................................      2,323    2,415,295
          3.400%, 04/15/26.................................................     20,540   20,596,395
Exelon Generation Co. LLC
          2.950%, 01/15/20.................................................        326      326,115
Express Scripts Holding Co.
          3.900%, 02/15/22.................................................      4,767    4,883,302
          3.500%, 06/15/24.................................................      8,342    8,408,826
          3.400%, 03/01/27.................................................     14,920   14,519,946
Exxon Mobil Corp.
          3.176%, 03/15/24.................................................      3,229    3,307,184
FedEx Corp.
          2.625%, 08/01/22.................................................      3,357    3,334,029
          1.000%, 01/11/23................................................. EUR    760      875,718
#         4.000%, 01/15/24.................................................      8,491    8,906,837
          3.200%, 02/01/25.................................................      3,744    3,777,524
#         3.400%, 02/15/28.................................................      5,250    5,208,855
Fidelity National Information Services, Inc.
          2.250%, 08/15/21.................................................      3,855    3,811,156

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
#        5.000%, 10/15/25.................................................    4,265  $ 4,642,279
Fifth Third Bancorp
#        3.950%, 03/14/28.................................................   26,032   27,039,893
FirstEnergy Corp.
         7.375%, 11/15/31.................................................    1,368    1,809,788
Fluor Corp.
#        4.250%, 09/15/28.................................................    5,500    5,579,742
FMR LLC
(OMEGA)  4.950%, 02/01/33.................................................      650      740,262
GATX Corp.
         3.250%, 03/30/25.................................................    5,120    4,936,554
         3.250%, 09/15/26.................................................    7,749    7,402,291
General Dynamics Corp.
         2.125%, 08/15/26.................................................    7,339    6,944,255
General Electric Co.
         6.750%, 03/15/32.................................................   29,038   33,986,429
General Mills, Inc.
#        4.200%, 04/17/28.................................................    8,600    8,992,061
General Motors Co.
#        4.200%, 10/01/27.................................................    2,000    1,994,602
General Motors Financial Co., Inc.
         5.250%, 03/01/26.................................................   17,826   18,866,568
         4.350%, 01/17/27.................................................    4,942    4,940,159
Georgia Power Co.
#        3.250%, 04/01/26.................................................    3,000    2,929,710
#        3.250%, 03/30/27.................................................   15,966   15,545,934
Georgia-Pacific LLC
         7.750%, 11/15/29.................................................    1,000    1,359,408
Gilead Sciences, Inc.
         4.400%, 12/01/21.................................................    1,414    1,467,645
         3.700%, 04/01/24.................................................   10,612   10,936,738
#        3.650%, 03/01/26.................................................    8,806    8,997,748
GlaxoSmithKline Capital, Inc.
         2.800%, 03/18/23.................................................    5,387    5,376,930
         3.875%, 05/15/28.................................................    7,700    8,062,928
Goldman Sachs Group, Inc. (The)
         6.000%, 06/15/20.................................................       42       43,436
         5.250%, 07/27/21.................................................    2,240    2,354,869
         4.000%, 03/03/24.................................................   21,404   22,136,659
         3.750%, 05/22/25.................................................    8,213    8,328,824
         3.750%, 02/25/26.................................................    5,350    5,390,310
Halliburton Co.
         3.500%, 08/01/23.................................................    6,399    6,513,479
         3.800%, 11/15/25.................................................    4,981    5,095,888
Harley-Davidson, Inc.
#        3.500%, 07/28/25.................................................    5,593    5,489,409
Harris Corp.
         2.700%, 04/27/20.................................................      121      120,814
Hartford Financial Services Group, Inc. (The)
         5.125%, 04/15/22.................................................    6,737    7,168,190

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
Hasbro, Inc.
    3.500%, 09/15/27.................................................    3,300  $ 3,204,445
Hewlett Packard Enterprise Co.
    4.900%, 10/15/25.................................................    6,965    7,432,108
Home Depot, Inc. (The)
    2.700%, 04/01/23.................................................    1,280    1,282,302
    3.350%, 09/15/25.................................................    3,642    3,742,838
Honeywell International, Inc.
    2.500%, 11/01/26.................................................    9,698    9,414,430
Hormel Foods Corp.
    4.125%, 04/15/21.................................................    1,479    1,513,239
Humana, Inc.
    3.850%, 10/01/24.................................................    7,825    8,002,018
Huntington Bancshares, Inc.
    3.150%, 03/14/21.................................................    1,582    1,591,997
    2.300%, 01/14/22.................................................    2,292    2,259,639
Hyatt Hotels Corp.
    3.375%, 07/15/23.................................................    1,936    1,931,741
Illinois Tool Works, Inc.
#   3.500%, 03/01/24.................................................    6,399    6,616,104
Intel Corp.
    2.700%, 12/15/22.................................................      413      414,293
#   3.150%, 05/11/27.................................................    2,500    2,519,961
    4.000%, 12/15/32.................................................    3,200    3,458,888
Intercontinental Exchange, Inc.
    3.750%, 12/01/25.................................................   10,000   10,427,000
International Business Machines Corp.
#   2.250%, 02/19/21.................................................   17,824   17,693,386
#   3.375%, 08/01/23.................................................    4,409    4,502,752
    3.625%, 02/12/24.................................................    9,600    9,890,112
#   3.300%, 01/27/27.................................................   26,154   26,435,942
International Paper Co.
    3.650%, 06/15/24.................................................    7,850    8,024,414
    3.800%, 01/15/26.................................................    3,050    3,119,772
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24.................................................    3,903    4,052,126
ITC Holdings Corp.
    3.650%, 06/15/24.................................................    9,714    9,877,633
Janus Capital Group, Inc.
    4.875%, 08/01/25.................................................    9,046    9,524,898
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
    4.850%, 01/15/27.................................................    6,594    6,647,185
JM Smucker Co. (The)
    3.500%, 03/15/25.................................................    6,042    6,074,664
John Deere Capital Corp.
    2.550%, 01/08/21.................................................    9,591    9,584,844
Johnson & Johnson
    2.450%, 03/01/26.................................................    3,212    3,129,875

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
Johnson Controls International P.L.C.
         1.000%, 09/15/23................................................. EUR  5,000  $ 5,703,440
         3.625%, 07/02/24.................................................        983      993,627
JPMorgan Chase & Co.
#        3.625%, 05/13/24.................................................     12,131   12,470,891
         3.900%, 07/15/25.................................................     13,351   13,846,570
         2.950%, 10/01/26.................................................        500      489,312
Juniper Networks, Inc.
         4.600%, 03/15/21.................................................      2,560    2,639,333
         4.500%, 03/15/24.................................................      4,224    4,419,549
Kellogg Co.
#        3.250%, 04/01/26.................................................     13,739   13,592,649
         3.400%, 11/15/27.................................................     14,600   14,171,929
         7.450%, 04/01/31.................................................      6,959    8,969,323
Keurig Dr Pepper, Inc.
         3.400%, 11/15/25.................................................      5,885    5,754,922
Keurig Dr. Pepper, Inc.
         2.000%, 01/15/20.................................................         88       87,424
KeyBank NA
         2.500%, 12/15/19.................................................        153      152,818
         3.300%, 06/01/25.................................................        750      762,471
KeyCorp
         2.900%, 09/15/20.................................................        319      320,006
         5.100%, 03/24/21.................................................        101      105,342
Kimberly-Clark Corp.
         1.900%, 05/22/19.................................................        491      490,822
#        2.400%, 06/01/23.................................................      1,920    1,888,019
Kohl's Corp.
         4.750%, 12/15/23.................................................      1,417    1,488,035
Kraft Heinz Foods Co.
         3.500%, 06/06/22.................................................      9,148    9,259,058
         3.950%, 07/15/25.................................................     18,315   18,483,991
Kroger Co. (The)
#        3.850%, 08/01/23.................................................      3,341    3,436,862
#        7.500%, 04/01/31.................................................     16,177   20,580,472
L3 Technologies, Inc.
         3.950%, 05/28/24.................................................      2,469    2,528,926
Laboratory Corp. of America Holdings
         4.000%, 11/01/23.................................................      3,840    3,936,541
#        3.600%, 09/01/27.................................................      2,500    2,502,330
Lam Research Corp.
         3.800%, 03/15/25.................................................      4,094    4,227,790
#        4.000%, 03/15/29.................................................      3,000    3,106,370
Legg Mason, Inc.
         3.950%, 07/15/24.................................................      4,736    4,846,499
         4.750%, 03/15/26.................................................      9,317    9,674,065
Liberty Mutual Group, Inc.
(OMEGA)  4.569%, 02/01/29.................................................      6,665    6,997,421
Lincoln National Corp.
         6.250%, 02/15/20.................................................        117      120,041
Lockheed Martin Corp.
         2.900%, 03/01/25.................................................      4,480    4,448,516

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
    3.550%, 01/15/26.................................................      4,800  $ 4,929,568
Loews Corp.
#   2.625%, 05/15/23.................................................      3,761    3,726,813
    3.750%, 04/01/26.................................................     10,670   11,018,300
Lowe's Cos., Inc.
    3.120%, 04/15/22.................................................        292      294,606
#   3.375%, 09/15/25.................................................      5,183    5,238,182
LyondellBasell Industries NV
    5.750%, 04/15/24.................................................      5,827    6,421,687
Magellan Midstream Partners L.P.
    4.250%, 02/01/21.................................................      1,516    1,552,731
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20.................................................        243      241,867
    2.900%, 02/06/25.................................................      8,028    8,009,873
Marathon Petroleum Corp.
    3.625%, 09/15/24.................................................      8,191    8,284,343
Marriott International, Inc.
    2.875%, 03/01/21.................................................      1,009    1,008,617
#   4.000%, 04/15/28.................................................      7,900    8,049,426
Marsh & McLennan Cos., Inc.
    2.350%, 09/10/19.................................................        523      521,925
    3.500%, 06/03/24.................................................      8,320    8,518,322
Mastercard, Inc.
    3.375%, 04/01/24.................................................      1,787    1,845,227
    2.950%, 11/21/26.................................................      2,700    2,699,382
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.................................................      5,931    5,756,051
McDonald's Corp.
    2.200%, 05/26/20.................................................        802      797,912
    3.500%, 07/15/20.................................................      4,915    4,968,698
    2.000%, 06/01/23................................................. EUR  3,100    3,735,988
McKesson Corp.
    3.796%, 03/15/24.................................................      4,348    4,444,604
Medtronic, Inc.
    3.125%, 03/15/22.................................................      1,143    1,158,389
    3.500%, 03/15/25.................................................      1,977    2,037,326
Merck & Co., Inc.
#   2.750%, 02/10/25.................................................     11,609   11,584,737
MetLife, Inc.
#   3.600%, 04/10/24.................................................     16,140   16,767,524
Microsoft Corp.
#   2.700%, 02/12/25.................................................      1,567    1,563,419
    2.400%, 08/08/26.................................................     29,634   28,686,564
    3.300%, 02/06/27.................................................     14,692   15,060,035
Molson Coors Brewing Co.
#   3.500%, 05/01/22.................................................      2,787    2,829,042
    3.000%, 07/15/26.................................................     18,416   17,681,026
Morgan Stanley
    2.500%, 04/21/21.................................................        750      745,982
    5.500%, 07/28/21.................................................        865      913,162
    3.875%, 04/29/24.................................................     11,982   12,397,394

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
         3.875%, 01/27/26.................................................     18,683  $19,141,902
         3.625%, 01/20/27.................................................     18,926   19,109,200
Mosaic Co. (The)
         4.250%, 11/15/23.................................................      3,965    4,128,529
#        4.050%, 11/15/27.................................................      6,000    6,034,545
Motorola Solutions, Inc.
         3.750%, 05/15/22.................................................      3,200    3,278,018
         3.500%, 03/01/23.................................................      3,200    3,213,947
MPLX L.P.
         4.125%, 03/01/27.................................................     12,320   12,456,991
MUFG Americas Holdings Corp.
         3.500%, 06/18/22.................................................      5,472    5,579,198
Mylan NV
         3.950%, 06/15/26.................................................     18,167   17,495,743
Mylan, Inc.
         4.200%, 11/29/23.................................................      4,480    4,564,000
Nasdaq, Inc.
         4.250%, 06/01/24.................................................      2,816    2,951,973
National Grid North America, Inc.
         0.750%, 08/08/23................................................. EUR    450      513,807
National Oilwell Varco, Inc.
         2.600%, 12/01/22.................................................      3,923    3,848,615
National Rural Utilities Cooperative Finance Corp.
         8.000%, 03/01/32.................................................      2,708    3,789,564
NetApp, Inc.
         3.250%, 12/15/22.................................................      1,088    1,095,898
#        3.300%, 09/29/24.................................................      3,451    3,411,360
Newell Brands, Inc.
         4.000%, 06/15/22.................................................      6,483    6,465,795
Newmont Goldcorp Corp.
(OMEGA)  3.625%, 06/09/21.................................................      3,975    4,007,441
NextEra Energy Capital Holdings, Inc.
         4.500%, 06/01/21.................................................        828      853,480
         3.550%, 05/01/27.................................................     25,641   25,934,286
NIKE, Inc.
         2.375%, 11/01/26.................................................     28,083   27,105,295
NiSource, Inc.
         3.850%, 02/15/23.................................................      2,335    2,383,450
Nissan Motor Acceptance Corp.
(OMEGA)  2.125%, 03/03/20.................................................      1,680    1,667,366
Noble Energy, Inc.
         4.150%, 12/15/21.................................................      1,717    1,759,077
         3.900%, 11/15/24.................................................      1,556    1,588,574
#        3.850%, 01/15/28.................................................     12,760   12,716,377
Nordstrom, Inc.
         4.750%, 05/01/20.................................................      1,337    1,361,066
         4.000%, 10/15/21.................................................        960      982,029
#        4.000%, 03/15/27.................................................     27,954   27,702,408

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
Northrop Grumman Corp.
         3.250%, 08/01/23.................................................        988  $   999,890
Novartis Capital Corp.
         3.400%, 05/06/24.................................................      6,080    6,258,193
         3.100%, 05/17/27.................................................     10,983   11,014,157
Nucor Corp.
         3.950%, 05/01/28.................................................     10,245   10,643,096
Nuveen Finance LLC
(OMEGA)  4.125%, 11/01/24.................................................      2,748    2,892,261
NVIDIA Corp.
#        3.200%, 09/16/26.................................................      3,800    3,792,294
Occidental Petroleum Corp.
         2.700%, 02/15/23.................................................        420      413,995
#        3.400%, 04/15/26.................................................      7,291    7,265,681
#        3.000%, 02/15/27.................................................      7,118    6,895,524
Ohio Power Co.
         5.375%, 10/01/21.................................................      2,308    2,450,987
Omnicom Group, Inc. / Omnicom Capital, Inc.
#        3.650%, 11/01/24.................................................      6,057    6,187,164
ONEOK, Inc.
         4.000%, 07/13/27.................................................      6,623    6,665,400
Oracle Corp.
         2.950%, 05/15/25.................................................     27,858   27,729,845
         2.650%, 07/15/26.................................................     39,785   38,564,466
         3.250%, 11/15/27.................................................     36,794   36,991,328
O'Reilly Automotive, Inc.
         3.600%, 09/01/27.................................................     21,580   21,428,314
Packaging Corp. of America
         4.500%, 11/01/23.................................................      3,888    4,105,637
Parker-Hannifin Corp.
#        3.300%, 11/21/24.................................................      6,093    6,156,883
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA)  3.400%, 11/15/26.................................................      1,000      951,546
PepsiCo, Inc.
#        2.750%, 03/05/22.................................................      2,810    2,830,963
         2.750%, 03/01/23.................................................      4,480    4,501,853
#        3.500%, 07/17/25.................................................     13,489   14,033,828
Pfizer, Inc.
         3.400%, 05/15/24.................................................      6,399    6,605,270
         3.000%, 12/15/26.................................................     42,108   42,130,983
Philip Morris International, Inc.
#        3.250%, 11/10/24.................................................      7,098    7,201,975
Phillips 66
         4.300%, 04/01/22.................................................      2,235    2,328,821
Phillips 66 Partners L.P.
         3.550%, 10/01/26.................................................     23,603   23,216,252
#        3.750%, 03/01/28.................................................      3,265    3,232,168
PNC Bank NA
         2.950%, 02/23/25.................................................      8,093    8,075,339
         3.250%, 06/01/25.................................................      8,000    8,114,531

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
PNC Financial Services Group, Inc. (The)
#   4.375%, 08/11/20.................................................      267  $   272,725
    3.300%, 03/08/22.................................................      795      808,455
PPG Industries, Inc.
#   3.750%, 03/15/28.................................................   13,512   13,743,592
PPL Capital Funding, Inc.
    3.400%, 06/01/23.................................................    4,857    4,895,127
    3.100%, 05/15/26.................................................   11,200   10,818,745
Praxair, Inc.
    2.200%, 08/15/22.................................................      800      789,410
Precision Castparts Corp.
    3.250%, 06/15/25.................................................   30,987   31,651,946
Principal Financial Group, Inc.
    3.125%, 05/15/23.................................................    4,444    4,449,062
    3.400%, 05/15/25.................................................    5,700    5,733,092
    3.100%, 11/15/26.................................................    5,472    5,320,328
Procter & Gamble Co. (The)
    1.850%, 02/02/21.................................................      515      508,860
    2.450%, 11/03/26.................................................    1,077    1,049,269
#   2.850%, 08/11/27.................................................   12,850   12,830,468
Progress Energy, Inc.
    4.875%, 12/01/19.................................................      547      553,281
    4.400%, 01/15/21.................................................    1,225    1,253,454
    7.750%, 03/01/31.................................................    2,500    3,420,616
Progressive Corp. (The)
    3.750%, 08/23/21.................................................    4,352    4,428,320
Prudential Financial, Inc.
    4.500%, 11/15/20.................................................      357      367,029
#   3.500%, 05/15/24.................................................    9,600    9,925,796
#   3.878%, 03/27/28.................................................    1,215    1,272,705
PSEG Power LLC
    5.125%, 04/15/20.................................................    2,243    2,290,163
    4.300%, 11/15/23.................................................    5,815    6,040,905
Puget Energy, Inc.
    6.000%, 09/01/21.................................................    7,900    8,412,286
QUALCOMM, Inc.
    3.450%, 05/20/25.................................................   15,743   16,058,502
Quest Diagnostics, Inc.
    3.500%, 03/30/25.................................................      384      384,894
Reinsurance Group of America, Inc.
    5.000%, 06/01/21.................................................      960      999,533
    4.700%, 09/15/23.................................................    3,840    4,084,168
    3.950%, 09/15/26.................................................   16,189   16,434,851
Republic Services, Inc.
    3.550%, 06/01/22.................................................    4,488    4,580,341
Rockwell Automation, Inc.
    2.875%, 03/01/25.................................................    5,738    5,695,322
Roper Technologies, Inc.
    3.000%, 12/15/20.................................................    1,285    1,286,761
Royal Caribbean Cruises, Ltd.
    7.500%, 10/15/27.................................................    5,180    6,289,647
#   3.700%, 03/15/28.................................................   14,325   13,872,912

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
Ryder System, Inc.
         2.450%, 09/03/19.................................................      120  $   119,840
salesforce.com, Inc.
         3.700%, 04/11/28.................................................   12,800   13,406,821
Sempra Energy
         2.850%, 11/15/20.................................................    3,650    3,645,743
         4.050%, 12/01/23.................................................    4,205    4,342,507
         3.550%, 06/15/24.................................................    6,528    6,605,778
Sherwin-Williams Co (The)
         3.450%, 06/01/27.................................................    1,035    1,023,600
Sherwin-Williams Co. (The)
         3.450%, 08/01/25.................................................    6,794    6,833,223
Solvay Finance America LLC
(OMEGA)  4.450%, 12/03/25.................................................      865      900,085
Southern Co. (The)
         3.250%, 07/01/26.................................................    8,992    8,874,764
Southern Power Co.
         4.150%, 12/01/25.................................................    5,433    5,654,721
Southwest Airlines Co.
         2.650%, 11/05/20.................................................    5,140    5,131,834
         3.000%, 11/15/26.................................................    9,166    8,841,982
Southwest Gas Corp.
         3.700%, 04/01/28.................................................    2,900    2,952,285
Spectra Energy Partners L.P.
         4.750%, 03/15/24.................................................    1,915    2,047,915
StanCorp Financial Group, Inc.
         5.000%, 08/15/22.................................................    3,200    3,381,420
Starbucks Corp.
         3.850%, 10/01/23.................................................    1,231    1,276,423
State Street Corp.
#        3.300%, 12/16/24.................................................   13,947   14,228,735
         3.550%, 08/18/25.................................................    8,254    8,545,983
Stryker Corp.
         2.625%, 03/15/21.................................................      896      893,459
         3.375%, 05/15/24.................................................      512      523,247
         3.375%, 11/01/25.................................................   11,427   11,609,279
         3.650%, 03/07/28.................................................   25,656   26,158,689
SunTrust Banks, Inc.
#        2.900%, 03/03/21.................................................    2,000    2,005,830
Sysco Corp.
#        2.600%, 10/01/20.................................................    2,965    2,960,376
         3.750%, 10/01/25.................................................      685      706,996
         3.300%, 07/15/26.................................................   18,844   18,734,598
#        3.250%, 07/15/27.................................................    4,934    4,874,389
Tapestry, Inc.
         4.250%, 04/01/25.................................................   16,805   16,996,321
Target Corp.
         2.900%, 01/15/22.................................................    2,996    3,027,950
#        2.500%, 04/15/26.................................................    4,468    4,344,991
TCI Communications, Inc.
         7.875%, 02/15/26.................................................    1,520    1,947,692
TD Ameritrade Holding Corp.
         5.600%, 12/01/19.................................................      210      213,537

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
         2.950%, 04/01/22.................................................      1,785  $ 1,797,163
         3.625%, 04/01/25.................................................      7,358    7,612,926
Texas Instruments, Inc.
         2.250%, 05/01/23.................................................        657      649,482
         2.900%, 11/03/27.................................................      3,500    3,464,953
TJX Cos., Inc. (The)
#        2.250%, 09/15/26.................................................     17,600   16,767,206
TWDC Enterprises 18 Corp.
         3.150%, 09/17/25.................................................      9,588    9,752,863
Tyson Foods, Inc.
         4.500%, 06/15/22.................................................      5,527    5,774,089
U.S. Bank NA
         2.800%, 01/27/25.................................................      5,950    5,916,199
Unilever Capital Corp.
#        2.000%, 07/28/26.................................................      1,900    1,764,959
Union Pacific Corp.
         2.750%, 04/15/23.................................................        640      636,784
         3.250%, 01/15/25.................................................      9,515    9,633,501
         3.950%, 09/10/28.................................................     22,950   24,108,622
United Parcel Service, Inc.
         0.375%, 11/15/23................................................. EUR    850      962,926
         3.050%, 11/15/27.................................................      2,127    2,121,383
United Technologies Corp.
         3.100%, 06/01/22.................................................        158      159,113
         7.500%, 09/15/29.................................................        615      809,388
UnitedHealth Group, Inc.
         2.750%, 02/15/23.................................................      8,672    8,666,919
         2.875%, 03/15/23.................................................      5,760    5,781,291
         3.750%, 07/15/25.................................................     12,530   13,026,590
         3.100%, 03/15/26.................................................      1,290    1,292,233
Unum Group
         4.000%, 03/15/24.................................................      5,051    5,174,066
         3.875%, 11/05/25.................................................      1,977    1,983,485
US Bancorp
         2.350%, 01/29/21.................................................        806      803,622
Valero Energy Corp.
         3.400%, 09/15/26.................................................      8,918    8,752,168
         7.500%, 04/15/32.................................................        580      755,865
Verizon Communications, Inc.
         3.376%, 02/15/25.................................................      2,414    2,450,113
         2.625%, 08/15/26.................................................      2,026    1,946,133
#        4.125%, 03/16/27.................................................      3,000    3,161,978
         4.329%, 09/21/28.................................................      2,500    2,673,594
(OMEGA)  4.016%, 12/03/29.................................................     17,153   17,909,437
Viacom, Inc.
         4.500%, 03/01/21.................................................      1,856    1,904,801
         4.250%, 09/01/23.................................................        640      666,011
         3.875%, 04/01/24.................................................      4,899    4,985,899
Visa, Inc.
         3.150%, 12/14/25.................................................     14,555   14,786,424
Walgreen Co.
         3.100%, 09/15/22.................................................      3,807    3,815,485
Walgreens Boots Alliance, Inc.
         3.300%, 11/18/21.................................................      7,828    7,895,228

                                                                                FACE
                                                                               AMOUNT^     VALUE+
                                                                               ------- --------------
                                                                                (000)
UNITED STATES -- (Continued)
#        3.450%, 06/01/26.................................................      4,465  $    4,317,589
Walmart, Inc.
         3.300%, 04/22/24.................................................      6,704       6,880,240
Walt Disney Co. (The)
(OMEGA)  3.700%, 09/15/24.................................................     14,364      14,974,942
Warner Media LLC
         4.000%, 01/15/22.................................................      1,152       1,186,618
         3.550%, 06/01/24.................................................      4,480       4,562,475
         3.600%, 07/15/25.................................................     12,500      12,655,239
         3.800%, 02/15/27.................................................      8,782       8,833,935
Waste Management, Inc.
         4.600%, 03/01/21.................................................      1,831       1,883,543
         3.500%, 05/15/24.................................................      4,942       5,071,068
#        3.125%, 03/01/25.................................................      3,460       3,492,664
WEC Energy Group, Inc.
         2.450%, 06/15/20.................................................      1,658       1,653,013
#        3.550%, 06/15/25.................................................      6,271       6,407,607
Wells Fargo & Co.
         2.600%, 07/22/20.................................................        297         296,522
         3.500%, 03/08/22.................................................      8,768       8,915,553
         3.000%, 02/19/25.................................................     16,264      16,110,036
         3.000%, 04/22/26.................................................     11,473      11,210,463
         3.000%, 10/23/26.................................................      1,490       1,449,000
WestRock MWV LLC
         8.200%, 01/15/30.................................................     19,367      25,593,592
Whirlpool Corp.
         4.700%, 06/01/22.................................................      1,920       2,013,085
#        3.700%, 05/01/25.................................................     15,463      15,629,444
Williams Cos., Inc. (The)
         4.000%, 09/15/25.................................................     12,364      12,742,182
         3.750%, 06/15/27.................................................      7,863       7,863,486
Wisconsin Electric Power Co.
         3.100%, 06/01/25.................................................      3,200       3,196,295
Wm Wrigley Jr Co.
(OMEGA)  2.900%, 10/21/19.................................................        174         174,059
Zimmer Biomet Holdings, Inc.
         3.550%, 04/01/25.................................................      5,634       5,633,549
Zoetis, Inc.
#        3.000%, 09/12/27.................................................     26,275      25,208,423
                                                                                       --------------
TOTAL UNITED STATES.......................................................              3,932,673,129
                                                                                       --------------
TOTAL BONDS...............................................................              5,113,177,035
                                                                                       --------------
AGENCY OBLIGATIONS -- (21.2%)
Federal Farm Credit Bank
         4.670%, 05/07/20.................................................      1,658       1,696,178
         5.350%, 08/07/20.................................................      1,984       2,057,866
         3.650%, 12/21/20.................................................     13,026      13,299,786
         5.250%, 03/02/21.................................................      1,806       1,900,271
         5.220%, 02/22/22.................................................      1,480       1,595,015
         5.210%, 12/19/22.................................................      6,276       6,894,634
         4.800%, 02/13/23.................................................        576         626,039
         5.250%, 03/06/23.................................................      1,776       1,961,844
         5.220%, 05/15/23.................................................     14,240      15,782,758

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
    2.630%, 08/03/26.................................................       5,760 $  5,750,313
    5.770%, 01/05/27.................................................       1,920    2,326,508
Federal Home Loan Bank
    1.875%, 03/13/20.................................................       7,260    7,225,383
    4.125%, 03/13/20.................................................       6,560    6,654,827
    3.000%, 03/18/20.................................................       5,350    5,377,674
    3.375%, 06/12/20.................................................       8,435    8,526,552
    2.875%, 09/11/20.................................................       4,355    4,384,511
    4.625%, 09/11/20.................................................       7,590    7,818,900
    3.125%, 12/11/20.................................................       1,775    1,797,551
    5.250%, 12/11/20.................................................       2,235    2,337,189
    1.750%, 03/12/21.................................................      11,970   11,846,377
    5.000%, 03/12/21.................................................       1,535    1,609,144
    2.250%, 06/11/21.................................................      20,725   20,695,822
    3.625%, 06/11/21.................................................       2,970    3,050,334
    5.625%, 06/11/21.................................................      10,945   11,673,011
    2.375%, 09/10/21.................................................      11,650   11,672,889
    3.000%, 09/10/21.................................................       9,245    9,388,587
    2.625%, 12/10/21.................................................      31,855   32,127,881
    5.000%, 12/10/21.................................................      13,470   14,381,310
    2.250%, 03/11/22.................................................       2,960    2,955,580
    2.500%, 03/11/22.................................................      23,255   23,364,647
    5.250%, 06/10/22.................................................       2,440    2,653,892
    5.750%, 06/10/22.................................................       5,775    6,367,437
#   2.000%, 09/09/22.................................................       4,805    4,759,231
    5.375%, 09/30/22.................................................      18,760   20,630,523
    5.250%, 12/09/22.................................................       4,440    4,882,413
    4.750%, 03/10/23.................................................      14,565   15,860,162
    3.250%, 06/09/23.................................................      10,360   10,739,863
    2.500%, 12/08/23.................................................       9,885    9,946,732
    3.250%, 03/08/24.................................................      29,405   30,582,272
    2.875%, 06/14/24.................................................       4,845    4,958,234
    5.375%, 08/15/24.................................................       5,490    6,273,750
    5.365%, 09/09/24.................................................         600      687,989
    2.875%, 09/13/24.................................................      67,240   68,814,727
    2.750%, 12/13/24.................................................      86,645   88,135,294
    3.125%, 09/12/25.................................................      10,000   10,312,322
    4.375%, 03/13/26.................................................       5,950    6,545,585
    5.750%, 06/12/26.................................................      11,775   14,121,374
    2.500%, 12/10/27.................................................       4,000    3,927,583
    3.000%, 03/10/28.................................................      26,900   27,383,178
    3.250%, 06/09/28.................................................      80,715   83,686,294
#   3.250%, 11/16/28.................................................     106,250  110,904,856
Federal Home Loan Mortgage Corp.
    6.750%, 09/15/29.................................................      20,465   27,729,594
    6.750%, 03/15/31.................................................      36,431   50,720,636
#   6.250%, 07/15/32.................................................      39,127   53,972,468
Federal National Mortgage Association
#   1.250%, 05/06/21.................................................       4,942    4,843,632
#   2.000%, 01/05/22.................................................      24,395   24,218,327
    2.375%, 01/19/23.................................................      38,550   38,665,179
#   2.625%, 09/06/24.................................................     151,431  153,389,484
    2.125%, 04/24/26.................................................     111,970  109,090,345

                                                                           FACE
                                                                          AMOUNT^     VALUE+
                                                                          ------- --------------
                                                                           (000)
#   1.875%, 09/24/26.................................................     169,229 $  161,732,372
    6.250%, 05/15/29.................................................      79,208    103,257,715
    7.125%, 01/15/30.................................................      19,779     27,631,585
    7.250%, 05/15/30.................................................      38,801     55,261,991
    6.625%, 11/15/30.................................................     110,212    151,850,047
Tennessee Valley Authority
    3.875%, 02/15/21.................................................      31,374     32,202,748
    1.875%, 08/15/22.................................................      37,801     37,211,297
#   2.875%, 09/15/24.................................................      68,801     70,283,531
#   6.750%, 11/01/25.................................................      25,327     31,552,796
    2.875%, 02/01/27.................................................      31,804     32,093,882
    7.125%, 05/01/30.................................................      51,283     71,367,278
                                                                                  --------------
TOTAL AGENCY OBLIGATIONS.............................................              2,010,027,999
                                                                                  --------------
U.S. TREASURY OBLIGATIONS -- (19.3%)
U.S. Treasury Bonds
    7.250%, 08/15/22.................................................      15,625     18,077,161
    6.250%, 08/15/23.................................................      36,143     41,969,995
    7.500%, 11/15/24.................................................      24,371     30,871,775
    6.875%, 08/15/25.................................................      47,904     60,417,427
    6.000%, 02/15/26.................................................      44,152     54,057,993
    6.750%, 08/15/26.................................................      38,863     50,048,386
    6.625%, 02/15/27.................................................      44,651     57,847,205
    6.125%, 11/15/27.................................................      29,406     37,632,151
    5.250%, 11/15/28.................................................      10,442     12,867,033
    5.250%, 02/15/29.................................................      85,685    105,998,370
    6.125%, 08/15/29.................................................      35,585     47,201,158
    6.250%, 05/15/30.................................................      35,710     48,429,169
    5.375%, 02/15/31.................................................      95,000    122,204,883
U.S. Treasury Notes
    1.125%, 07/31/21.................................................      24,711     24,101,240
    1.250%, 10/31/21.................................................       9,423      9,194,299
    1.500%, 02/28/23.................................................      76,309     74,192,034
    1.500%, 03/31/23.................................................      86,984     84,513,499
    1.750%, 05/15/23.................................................      43,203     42,344,101
    1.250%, 07/31/23.................................................      39,538     37,914,780
    2.750%, 02/15/24.................................................      25,834     26,380,149
    2.125%, 07/31/24.................................................      30,000     29,741,016
    2.125%, 05/15/25.................................................      68,730     67,824,839
    2.875%, 05/31/25.................................................      25,000     25,731,445
    2.000%, 08/15/25.................................................     110,000    107,623,828
    2.250%, 11/15/25.................................................      98,895     98,103,068
    1.625%, 02/15/26.................................................      76,249     72,585,759
    1.625%, 05/15/26.................................................     103,533     98,340,363
    1.500%, 08/15/26.................................................     103,787     97,454,654
    2.250%, 02/15/27.................................................      50,000     49,339,844
    2.250%, 11/15/27.................................................     109,018    107,178,616
    2.750%, 02/15/28.................................................      51,300     52,400,144

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^     VALUE+
                                                                        ------- --------------
                                                                         (000)
    3.125%, 11/15/28..............................................      35,000  $   36,845,703
                                                                                --------------
TOTAL U.S. TREASURY OBLIGATIONS...................................               1,829,432,087
                                                                                --------------
TOTAL INVESTMENT SECURITIES.......................................               8,952,637,121
                                                                                --------------

                                                                       SHARES       VALUE+
                                                                     ---------- --------------
SECURITIES LENDING COLLATERAL -- (5.5%)
@(S)  The DFA Short Term Investment Fund..........................   44,855,251 $  519,020,111
                                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $9,418,658,958)...........................................              $9,471,657,232
                                                                                ==============

As of April 30, 2019, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                               UNREALIZED
                                                                                FOREIGN
                                                                                EXCHANGE
                                                                  SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------  --------------- ----------------------------- ---------- --------------
USD    125,572,997  EUR 111,379,367 Bank of America Corp.          05/06/19    $  616,910
USD     88,002,971  SEK 814,787,471 State Street Bank and Trust    05/08/19     2,174,305
USD     22,991,083  CAD  30,604,083 National Australia Bank Ltd.   07/09/19       107,301
                                                                               ----------
TOTAL APPRECIATION                                                             $2,898,516
                                                                               ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Bonds
   Australia.....................   --    $  150,259,636   --    $  150,259,636
   Canada........................   --        85,217,649   --        85,217,649
   Denmark.......................   --        43,071,294   --        43,071,294
   Finland.......................   --         1,136,148   --         1,136,148
   France........................   --       109,002,620   --       109,002,620
   Germany.......................   --        38,910,095   --        38,910,095
   Ireland.......................   --         1,511,640   --         1,511,640
   Italy.........................   --        17,131,751   --        17,131,751
   Japan.........................   --       114,923,347   --       114,923,347
   Luxembourg....................   --        24,872,370   --        24,872,370
   Netherlands...................   --       133,654,719   --       133,654,719
   Norway........................   --        10,458,634   --        10,458,634
   Spain.........................   --        65,530,759   --        65,530,759
   Supranational Organization
     Obligations.................   --         2,451,491   --         2,451,491
   Sweden........................   --        98,686,727   --        98,686,727
   Switzerland...................   --        56,775,404   --        56,775,404
   United Kingdom................   --       226,909,622   --       226,909,622
   United States.................   --     3,932,673,129   --     3,932,673,129
Agency Obligations...............   --     2,010,027,999   --     2,010,027,999
U.S. Treasury Obligations........   --     1,829,432,087   --     1,829,432,087

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Securities Lending Collateral....   --    $  519,020,111   --    $  519,020,111
Forward Currency Contracts**.....   --         2,898,516   --         2,898,516
                                    --    --------------   --    --------------
TOTAL............................   --    $9,474,555,748   --    $9,474,555,748
                                    ==    ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DFA DIVERSIFIED FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                           FACE
                                                          AMOUNT      VALUE+
                                                        ---------- ------------
                                                          (000)
U.S. TREASURY OBLIGATIONS -- (19.9%)
Treasury Inflation Protected Security
   0.125%, 04/15/20....................................     35,407 $ 38,017,247
   0.125%, 04/15/21....................................     36,186   38,287,718
   0.125%, 01/15/22....................................      4,000    4,431,313
   0.125%, 04/15/22....................................     17,400   17,909,699
   0.125%, 01/15/23....................................     16,800   18,212,147
   2.375%, 01/15/25....................................     20,873   31,037,949
   0.625%, 01/15/26....................................      8,150    8,748,773
   3.625%, 04/15/28....................................     11,900   23,543,252
   2.500%, 01/15/29....................................      2,500    3,479,315
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS........................             183,667,413
                                                                   ------------

                                                          SHARES
                                                        ----------
AFFILIATED INVESTMENT COMPANIES -- (79.6%)
   Investment in DFA Intermediate Government Fixed
     Income Portfolio of DFA Investment Dimensions
     Group Inc......................................... 37,133,776  460,458,823
   Investment in DFA Two-Year Global Fixed Income
     Portfolio of DFA Investment Dimensions Group Inc.. 27,740,562  276,018,592
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES...             736,477,415
                                                                   ------------
TOTAL INVESTMENT SECURITIES............................             920,144,828
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
   State Street Institutional U.S. Government Money
     Market Fund 2.370%................................  5,026,121    5,026,121
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $923,652,942)..................................            $925,170,949
                                                                   ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ----------------------------------------------
                                    LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                  ------------ ------------ ------- ------------
U.S. Treasury Obligations........           -- $183,667,413   --    $183,667,413
Affiliated Investment Companies.. $736,477,415           --   --     736,477,415
Temporary Cash Investments.......    5,026,121           --   --       5,026,121
                                  ------------ ------------   --    ------------
TOTAL............................ $741,503,536 $183,667,413   --    $925,170,949
                                  ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                              DFA LTIP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                          FACE
                                                      AMOUNT^(+/-)    VALUE+
                                                      ------------ ------------
                                                         (000)
 U.S. TREASURY OBLIGATIONS -- (100.0%)
 Treasury Inflation Protected Security
    1.000%, 02/15/46.................................    19,705    $ 21,244,045
    0.875%, 02/15/47.................................    55,615      57,129,883
    1.000%, 02/15/48.................................    55,010      57,025,839
    1.000%, 02/15/49.................................    53,900      54,952,399
                                                                   ------------
 TOTAL U.S. TREASURY OBLIGATIONS.....................               190,352,166
                                                                   ------------
 TOTAL INVESTMENTS -- (100.0%)
   (Cost $187,804,938)...............................              $190,352,166
                                                                   ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ------------------------------------------
                                     LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                    -------- ------------ ------- ------------
  U.S. Treasury Obligations........    --    $190,352,166   --    $190,352,166
                                       --    ------------   --    ------------
  TOTAL............................    --    $190,352,166   --    $190,352,166
                                       ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)


                                                        FACE
                                                     AMOUNT(+/-)     VALUE+
                                                     ----------- --------------
                                                        (000)
 U.S. TREASURY OBLIGATIONS -- (99.5%)
 Treasury Inflation Protected Security
    0.250%, 01/15/25................................    357,000  $  376,949,513
    2.375%, 01/15/25................................    188,000     279,550,160
    0.375%, 07/15/25................................    296,700     315,843,414
    0.625%, 01/15/26................................    435,000     466,959,036
    2.000%, 01/15/26................................    210,800     295,307,611
    0.125%, 07/15/26................................    387,700     399,299,532
    0.375%, 01/15/27................................    490,000     507,191,070
    2.375%, 01/15/27................................    167,500     239,228,718
    0.375%, 07/15/27................................    500,500     512,172,950
    0.500%, 01/15/28................................     43,100      44,003,570
    1.750%, 01/15/28................................    206,700     274,841,991
    3.625%, 04/15/28................................    137,500     272,033,373
    2.500%, 01/15/29................................    165,500     230,317,329
    3.875%, 04/15/29................................    145,745     295,252,612
    3.375%, 04/15/32................................     59,000     112,813,811
                                                                 --------------
 TOTAL U.S. TREASURY OBLIGATIONS....................              4,621,764,690
                                                                 --------------

                                                       SHARES
                                                     -----------
 TEMPORARY CASH INVESTMENTS -- (0.5%)
    State Street Institutional U.S. Government
      Money Market Fund 2.370%...................... 25,044,494      25,044,494
                                                                 --------------
 TOTAL INVESTMENTS -- (100.0%)
   (Cost $4,572,423,986)............................             $4,646,809,184
                                                                 ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                               ----------- -------------- ------- --------------
U.S. Treasury Obligations.....          -- $4,621,764,690   --    $4,621,764,690
Temporary Cash Investments.... $25,044,494             --   --        25,044,494
                               ----------- --------------   --    --------------
TOTAL......................... $25,044,494 $4,621,764,690   --    $4,646,809,184
                               =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-DURATION REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
BONDS -- (93.8%)
AUSTRALIA -- (3.1%)
Australia & New Zealand Banking Group, Ltd.
#        2.550%, 11/23/21.................................................      2,700  $ 2,685,341
         2.625%, 05/19/22.................................................        250      248,734
Commonwealth Bank of Australia
(OMEGA)  2.750%, 03/10/22.................................................      7,974    7,967,570
         2.750%, 03/10/22.................................................        200      199,839
         0.500%, 07/11/22................................................. EUR  2,500    2,845,248
National Australia Bank, Ltd.
         2.800%, 01/10/22.................................................      8,000    8,002,113
         0.875%, 01/20/22................................................. EUR  1,700    1,950,823
         2.500%, 05/22/22.................................................      1,635    1,620,029
         0.350%, 09/07/22................................................. EUR  1,600    1,812,550
Westpac Banking Corp.
         2.100%, 05/13/21.................................................        461      455,265
         2.800%, 01/11/22.................................................     16,749   16,759,527
         0.250%, 01/17/22................................................. EUR    450      507,706
                                                                                       -----------
TOTAL AUSTRALIA...........................................................              45,054,745
                                                                                       -----------
AUSTRIA -- (0.6%)
Republic of Austria Government Bond
         0.000%, 07/15/23................................................. EUR  8,000    9,102,839
                                                                                       -----------
BELGIUM -- (0.4%).........................................................
Anheuser-Busch InBev SA
         0.800%, 04/20/23................................................. EUR  1,700    1,961,715
Solvay Finance America LLC
(OMEGA)  3.400%, 12/03/20.................................................      3,200    3,217,788
                                                                                       -----------
TOTAL BELGIUM.............................................................               5,179,503
                                                                                       -----------
CANADA -- (9.6%)
Bank of Montreal
         1.900%, 08/27/21.................................................      7,000    6,890,908
Bank of Nova Scotia (The)
         2.350%, 10/21/20.................................................     11,405   11,353,824
Canadian Imperial Bank of Commerce
#        2.550%, 06/16/22.................................................      2,500    2,488,823
Canadian Natural Resources, Ltd.
         2.950%, 01/15/23.................................................      4,500    4,465,268
CPPIB Capital, Inc.
(OMEGA)  2.250%, 01/25/22.................................................      2,000    1,989,256
Enbridge, Inc.
#        2.900%, 07/15/22.................................................      6,010    5,996,456

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
CANADA -- (Continued)
Export Development Canada
         1.375%, 10/21/21.................................................      5,000  $  4,880,673
Husky Energy, Inc.
#        3.950%, 04/15/22.................................................      1,250     1,279,322
Province of British Columbia Canada
         2.650%, 09/22/21.................................................      5,000     5,024,666
#        2.000%, 10/23/22.................................................      8,890     8,768,841
Rogers Communications, Inc.
         4.100%, 10/01/23.................................................      3,000     3,129,041
Royal Bank of Canada
         2.125%, 03/02/20.................................................      3,965     3,947,658
         2.350%, 10/30/20.................................................     11,000    10,951,354
         1.583%, 09/13/21................................................. CAD  6,000     4,426,483
         1.968%, 03/02/22................................................. CAD  2,300     1,708,493
         2.000%, 03/21/22................................................. CAD 11,000     8,177,622
Toronto-Dominion Bank (The)
         3.150%, 09/17/20.................................................      2,000     2,014,654
         2.500%, 12/14/20.................................................     16,681    16,649,274
#        2.550%, 01/25/21.................................................      8,200     8,191,279
         1.994%, 03/23/22................................................. CAD  6,300     4,686,651
         3.005%, 05/30/23................................................. CAD  5,000     3,844,293
         0.625%, 07/20/23................................................. EUR  4,800     5,493,321
Total Capital Canada, Ltd.
         1.125%, 03/18/22................................................. EUR  5,000     5,814,596
Toyota Credit Canada, Inc.
         2.020%, 02/28/22................................................. CAD  8,500     6,305,811
         2.350%, 07/18/22................................................. CAD  3,000     2,243,092
                                                                                       ------------
TOTAL CANADA..............................................................              140,721,659
                                                                                       ------------
DENMARK -- (0.2%)
Danske Bank A.S.
(OMEGA)  2.750%, 09/17/20.................................................      3,000     2,972,394
                                                                                       ------------
FINLAND -- (0.8%)
Nordea Bank AB
(OMEGA)  2.250%, 05/27/21.................................................      3,800     3,753,869
         0.300%, 06/30/22................................................. EUR  1,000     1,131,421
Nordea Bank Abp
(OMEGA)  2.500%, 09/17/20.................................................      4,000     3,984,177
OP Corporate Bank P.L.C.
         0.375%, 08/29/23................................................. EUR  3,000     3,393,053
                                                                                       ------------
TOTAL FINLAND                                                                            12,262,520
                                                                                       ------------
FRANCE -- (4.2%)
Agence Francaise de Developpement
         0.500%, 10/25/22................................................. EUR    500       572,745

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
FRANCE -- (Continued)
BNP Paribas SA
          2.375%, 05/21/20.................................................        500  $   498,443
#(OMEGA)  2.950%, 05/23/22.................................................      2,500    2,488,941
BPCE SA
          2.500%, 07/15/19.................................................      1,650    1,649,126
          2.650%, 02/03/21.................................................      1,300    1,296,898
Caisse d'Amortissement de la Dette Sociale
          0.500%, 05/25/23................................................. EUR  4,500    5,188,262
Credit Agricole SA
#(OMEGA)  3.375%, 01/10/22.................................................      2,000    2,015,691
Dexia Credit Local SA
          0.250%, 06/02/22................................................. EUR    350      396,481
          0.750%, 01/25/23................................................. EUR  7,750    8,946,875
          0.250%, 06/01/23................................................. EUR  5,400    6,118,275
Electricite de France SA
(OMEGA)   2.350%, 10/13/20.................................................      1,000      994,062
French Republic Government Bond OAT
          1.750%, 05/25/23................................................. EUR  5,300    6,459,584
Pernod Ricard SA
(OMEGA)   5.750%, 04/07/21.................................................      5,000    5,260,725
Sanofi
          0.500%, 03/21/23................................................. EUR  5,900    6,753,968
          2.500%, 11/14/23................................................. EUR  3,500    4,351,447
Societe Generale S.A.
(OMEGA)   4.250%, 09/14/23.................................................      5,000    5,150,394
Societe Generale SA
#(OMEGA)  3.250%, 01/12/22.................................................      2,000    2,008,168
Total Capital International SA
          0.250%, 07/12/23................................................. EUR  1,500    1,703,135
                                                                                        -----------
TOTAL FRANCE...............................................................              61,853,220
                                                                                        -----------
GERMANY -- (5.3%)
Bayer U.S. Finance LLC
(OMEGA)   2.375%, 10/08/19.................................................      2,500    2,491,856
Daimler Finance North America LLC
(OMEGA)   2.700%, 08/03/20.................................................      3,085    3,077,336
Deutsche Bank AG
          2.950%, 08/20/20.................................................      1,900    1,885,378
Deutsche Telekom International Finance BV
(OMEGA)   1.500%, 09/19/19.................................................      5,570    5,540,406
FMS Wertmanagement
          1.375%, 06/08/21.................................................      9,000    8,819,379
Kreditanstalt fuer Wiederaufbau
          1.875%, 06/30/20.................................................      4,000    3,976,109
          2.750%, 09/08/20.................................................      2,000    2,009,367
          0.000%, 12/15/22................................................. EUR 20,500   23,232,167
          0.125%, 06/07/23................................................. EUR  3,400    3,871,574
          0.000%, 09/15/23................................................. EUR  2,000    2,264,704

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
GERMANY -- (Continued)
Landwirtschaftliche Rentenbank
         0.050%, 06/12/23................................................. EUR  7,500  $ 8,498,917
NRW Bank
         0.000%, 08/10/22................................................. EUR  3,500    3,953,921
         0.125%, 07/07/23................................................. EUR  2,400    2,719,842
State of North Rhine-Westphalia Germany
         0.200%, 04/17/23................................................. EUR  1,000    1,137,741
Volkswagen Group of America Finance LLC
(OMEGA)  2.400%, 05/22/20.................................................      4,000    3,977,883
                                                                                       -----------
TOTAL GERMANY.............................................................              77,456,580
                                                                                       -----------
IRELAND -- (0.5%)
GE Capital European Funding Un, Ltd. Co.
         0.800%, 01/21/22................................................. EUR  2,400    2,729,592
Shire Acquisitions Investments Ireland DAC
         2.875%, 09/23/23.................................................      5,000    4,934,334
                                                                                       -----------
TOTAL IRELAND.............................................................               7,663,926
                                                                                       -----------
JAPAN -- (2.2%)
Daiwa Securities Group, Inc.
(OMEGA)  3.129%, 04/19/22.................................................      1,770    1,771,308
Mitsubishi UFJ Financial Group, Inc.
         2.950%, 03/01/21.................................................      5,000    5,015,388
#        2.190%, 09/13/21.................................................      2,000    1,969,068
Mizuho Bank, Ltd.
(OMEGA)  2.700%, 10/20/20.................................................      2,000    1,996,518
Mizuho Financial Group, Inc.
         2.953%, 02/28/22.................................................      5,000    5,002,919
MUFG Bank, Ltd.
(OMEGA)  2.300%, 03/05/20.................................................      3,900    3,888,521
Sumitomo Mitsui Banking Corp.
         2.450%, 01/16/20.................................................      2,000    1,996,472
Sumitomo Mitsui Financial Group, Inc.
         2.934%, 03/09/21.................................................      5,000    5,026,535
#        2.058%, 07/14/21.................................................        400      393,561
Toyota Credit Canada, Inc.
         2.700%, 01/25/23................................................. CAD  4,000    3,024,976
Toyota Motor Credit Corp.
         3.300%, 01/12/22.................................................      1,561    1,589,286
                                                                                       -----------
TOTAL JAPAN...............................................................              31,674,552
                                                                                       -----------

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CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
LUXEMBOURG -- (1.3%)
European Financial Stability Facility
         0.000%, 11/17/22................................................. EUR  9,842  $11,140,946
         0.125%, 10/17/23................................................. EUR  1,000    1,136,758
Novartis Finance SA
         0.500%, 08/14/23................................................. EUR  3,000    3,434,951
         0.125%, 09/20/23................................................. EUR  3,000    3,387,746
                                                                                       -----------
TOTAL LUXEMBOURG..........................................................              19,100,401
                                                                                       -----------
NETHERLANDS -- (6.2%)
BMW Finance NV
         0.625%, 10/06/23................................................. EUR  2,200    2,501,262
BNG Bank NV
(OMEGA)  2.375%, 02/01/22.................................................     19,932   19,927,136
         2.375%, 02/01/22.................................................     12,000   11,997,072
         0.050%, 07/11/23................................................. EUR  9,000   10,176,977
Cooperatieve Rabobank UA
         4.500%, 01/11/21.................................................      3,000    3,086,534
         2.750%, 01/10/22.................................................      5,000    4,991,813
         4.000%, 01/11/22................................................. EUR  2,950    3,673,045
Deutsche Telekom International Finance BV
         6.000%, 07/08/19.................................................        259      260,432
Enel Finance International NV
(OMEGA)  2.875%, 05/25/22.................................................      2,500    2,470,880
ING Bank NV
(OMEGA)  2.750%, 03/22/21.................................................      3,000    2,995,674
Mondelez International Holdings Netherlands BV
(OMEGA)  2.000%, 10/28/21.................................................      2,258    2,205,718
Shell International Finance BV
         2.125%, 05/11/20.................................................      2,200    2,189,234
         1.875%, 05/10/21.................................................     10,000    9,863,177
         1.750%, 09/12/21.................................................     11,000   10,777,175
         1.000%, 04/06/22................................................. EUR  2,000    2,317,615
Toyota Motor Finance Netherlands BV
         0.625%, 09/26/23................................................. EUR  1,500    1,713,778
                                                                                       -----------
TOTAL NETHERLANDS.........................................................              91,147,522
                                                                                       -----------
NEW ZEALAND -- (0.3%)
ANZ New Zealand International, Ltd.
         0.400%, 03/01/22................................................. EUR    200      226,136
ASB Finance, Ltd.
         0.500%, 06/10/22................................................. EUR  3,800    4,306,987
                                                                                       -----------
TOTAL NEW ZEALAND.........................................................               4,533,123
                                                                                       -----------
NORWAY -- (0.3%)
Kommunalbanken A.S.
         2.250%, 01/25/22.................................................      5,000    4,978,310
                                                                                       -----------

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
SINGAPORE -- (0.1%)
Flex, Ltd.
      5.000%, 02/15/23...............................................       1,000 $ 1,039,894
                                                                                  -----------
SPAIN -- (0.6%)
Banco Santander SA
      3.848%, 04/12/23...............................................       2,000   2,040,594
Santander Holdings USA, Inc.
      2.650%, 04/17/20...............................................       2,000   1,994,857
Telefonica Emisiones SA
      5.462%, 02/16/21...............................................       1,000   1,044,572
Telefonica Emisiones SAU
      5.134%, 04/27/20...............................................       4,250   4,342,999
                                                                                  -----------
TOTAL SPAIN..........................................................               9,423,022
                                                                                  -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.3%)
Asian Development Bank
      2.000%, 02/16/22...............................................       3,000   2,974,971
Council Of Europe Development Bank
      0.125%, 05/25/23............................................... EUR   8,500   9,656,360
European Investment Bank
      1.625%, 12/15/20...............................................       3,000   2,964,485
      2.000%, 03/15/21...............................................       7,000   6,955,055
      1.375%, 09/15/21...............................................      11,500  11,247,738
      0.000%, 10/16/23............................................... EUR   2,000   2,264,960
European Stability Mechanism
      0.000%, 10/18/22............................................... EUR  13,950  15,794,843
      0.100%, 07/31/23............................................... EUR  14,500  16,465,880
International Bank for Reconstruction & Development
      1.625%, 03/09/21...............................................       4,000   3,948,992
Nordic Investment Bank
      2.125%, 02/01/22...............................................       5,000   4,968,059
                                                                                  -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........................              77,241,343
                                                                                  -----------
SWEDEN -- (4.5%)
Kommuninvest I Sverige AB
      0.250%, 06/01/22............................................... SEK 185,000  19,610,041
      0.750%, 02/22/23............................................... SEK 170,000  18,281,272
      1.000%, 11/13/23............................................... SEK  20,000   2,173,490
Svenska Handelsbanken AB
      1.875%, 09/07/21...............................................         447     438,626
      0.250%, 02/28/22............................................... EUR   1,900   2,147,795
Swedbank AB
      0.300%, 09/06/22............................................... EUR   3,000   3,364,909
      0.250%, 11/07/22............................................... EUR   4,400   4,923,761
      0.400%, 08/29/23............................................... EUR     250     279,681

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CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
SWEDEN -- (Continued)
Sweden Government Bond
         3.500%, 06/01/22................................................. SEK 127,500 $15,062,913
                                                                                       -----------
TOTAL SWEDEN..............................................................              66,282,488
                                                                                       -----------
SWITZERLAND -- (0.1%)
Credit Suisse AG
         2.300%, 05/28/19.................................................         625     624,869
         3.000%, 10/29/21.................................................         480     482,685
                                                                                       -----------
TOTAL SWITZERLAND.........................................................               1,107,554
                                                                                       -----------
UNITED KINGDOM -- (3.2%)
AstraZeneca P.L.C.
         2.375%, 11/16/20.................................................       5,071   5,040,277
Barclays P.L.C.
         2.750%, 11/08/19.................................................       2,000   1,996,218
         3.250%, 01/12/21.................................................       3,500   3,499,997
Barclays PLC
         3.200%, 08/10/21.................................................       5,500   5,492,338
BAT International Finance P.L.C.
(OMEGA)  3.250%, 06/07/22.................................................       7,900   7,910,039
BP Capital Markets P.L.C.
         1.117%, 01/25/24................................................. EUR   3,000   3,501,652
HSBC Holdings P.L.C.
         4.000%, 03/30/22.................................................         700     720,956
         3.600%, 05/25/23.................................................         775     791,754
HSBC USA, Inc.
         2.375%, 11/13/19.................................................       3,281   3,274,995
         2.750%, 08/07/20.................................................       4,000   4,001,048
Lloyds Banking Group P.L.C.
         3.100%, 07/06/21.................................................       1,156   1,159,106
         3.000%, 01/11/22.................................................       2,500   2,491,028
Santander UK Group Holdings P.L.C.
         2.875%, 08/05/21.................................................         750     745,820
Santander UK P.L.C.
         2.375%, 03/16/20.................................................       4,600   4,584,485
Vodafone Group P.L.C.
         2.500%, 09/26/22.................................................       2,500   2,478,076
                                                                                       -----------
TOTAL UNITED KINGDOM......................................................              47,687,789
                                                                                       -----------
UNITED STATES -- (45.0%)
AbbVie, Inc.
         2.500%, 05/14/20.................................................       6,000   5,980,403
         2.900%, 11/06/22.................................................       1,000     996,639
Aetna, Inc.
         2.750%, 11/15/22.................................................         825     814,662
Agilent Technologies, Inc.
         3.200%, 10/01/22.................................................       2,000   2,010,192
Airgas, Inc.
         2.375%, 02/15/20.................................................       4,000   3,993,488

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
Allergan Finance LLC
    3.250%, 10/01/22.................................................      2,300  $2,297,075
Allergan Funding SCS
    3.450%, 03/15/22.................................................      7,800   7,840,343
Altria Group, Inc.
    4.750%, 05/05/21.................................................        500     518,615
American Express Co.
    2.500%, 08/01/22.................................................      7,383   7,306,158
American Express Credit Corp.
    2.375%, 05/26/20.................................................        800     797,270
American Honda Finance Corp.
    2.450%, 09/24/20.................................................      3,000   2,994,399
    0.550%, 03/17/23................................................. EUR  3,000   3,411,438
American International Group, Inc.
    2.300%, 07/16/19.................................................      2,062   2,060,088
    3.375%, 08/15/20.................................................      3,000   3,021,585
    6.400%, 12/15/20.................................................      2,475   2,611,429
    3.300%, 03/01/21.................................................        500     503,427
    4.875%, 06/01/22.................................................      1,400   1,477,341
Ameriprise Financial, Inc.
    5.300%, 03/15/20.................................................      1,000   1,022,141
Anthem, Inc.
    3.125%, 05/15/22.................................................      1,907   1,917,584
    3.300%, 01/15/23.................................................        825     831,141
Aon Corp.
    5.000%, 09/30/20.................................................      2,710   2,796,928
Apache Corp.
    3.250%, 04/15/22.................................................        500     504,147
    2.625%, 01/15/23.................................................      2,069   2,022,001
Apple, Inc.
    2.500%, 02/09/22.................................................      5,628   5,618,461
    2.300%, 05/11/22.................................................      7,500   7,442,475
#   2.700%, 05/13/22.................................................      4,362   4,377,653
#   2.100%, 09/12/22.................................................      5,000   4,929,444
    1.000%, 11/10/22................................................. EUR  2,700   3,143,764
Assurant, Inc.
#   4.000%, 03/15/23.................................................      3,000   3,042,800
AT&T, Inc.
    2.450%, 06/30/20.................................................      1,331   1,326,697
    4.600%, 02/15/21.................................................      1,000   1,028,002
    3.000%, 06/30/22.................................................        620     622,156
Autodesk, Inc.
    3.600%, 12/15/22.................................................      1,000   1,014,293
AutoZone, Inc.
    3.700%, 04/15/22.................................................        750     765,485
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
    2.773%, 12/15/22.................................................      3,000   2,987,019
Baltimore Gas & Electric Co.
    3.350%, 07/01/23.................................................        610     619,392

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CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
Bank of America Corp.
         2.625%, 10/19/20.................................................      2,500  $ 2,501,762
         3.300%, 01/11/23.................................................        500      505,436
Bank of New York Mellon Corp. (The)
         4.600%, 01/15/20.................................................        680      689,555
#        2.150%, 02/24/20.................................................      1,200    1,195,680
         3.500%, 04/28/23.................................................      2,000    2,050,981
Bayer U.S. Finance II LLC
(OMEGA)  2.125%, 07/15/19.................................................      2,550    2,543,478
BB&T Corp.
         2.050%, 05/10/21.................................................        731      720,494
         2.750%, 04/01/22.................................................      1,090    1,090,850
Berkshire Hathaway, Inc.
         0.750%, 03/16/23................................................. EUR    600      688,426
Biogen, Inc.
         2.900%, 09/15/20.................................................      1,500    1,499,546
         3.625%, 09/15/22.................................................      4,500    4,583,557
BMW US Capital LLC
(OMEGA)  3.450%, 04/12/23.................................................      2,000    2,034,321
Booking Holdings, Inc.
         2.750%, 03/15/23.................................................      4,500    4,491,289
BP Capital Markets America, Inc.
         4.500%, 10/01/20.................................................      3,750    3,843,119
Broadcom Corp. / Broadcom Cayman Finance Ltd.
#        2.375%, 01/15/20.................................................        645      642,215
         3.000%, 01/15/22.................................................      5,000    4,971,095
Bunge, Ltd. Finance Corp.
         3.000%, 09/25/22.................................................      2,600    2,570,437
Campbell Soup Co.
         2.500%, 08/02/22.................................................      1,000      978,827
         3.650%, 03/15/23.................................................     11,000   11,142,461
Capital One Bank USA NA
         2.300%, 06/05/19.................................................      2,000    1,999,894
Capital One Financial Corp.
         3.200%, 01/30/23.................................................      6,000    6,024,966
Cardinal Health, Inc.
         4.625%, 12/15/20.................................................      1,700    1,745,677
Caterpillar Financial Services Corp.
         1.700%, 08/09/21.................................................      1,000      978,070
         2.625%, 03/01/23.................................................        500      496,972
CBS Corp.
         2.500%, 02/15/23.................................................      3,000    2,936,373
Celgene Corp.
         2.750%, 02/15/23.................................................      5,500    5,448,731
Chevron Corp.
         2.419%, 11/17/20.................................................        800      798,955
         2.498%, 03/03/22.................................................      7,400    7,375,329
Chubb INA Holdings, Inc.
         2.300%, 11/03/20.................................................        425      422,892

                                                                                     FACE
                                                                                    AMOUNT^   VALUE+
                                                                                    ------- ----------
                                                                                     (000)
UNITED STATES -- (Continued)
Church & Dwight Co., Inc.
         2.875%, 10/01/22.................................................           1,000  $1,002,037
Cisco Systems, Inc.
         1.850%, 09/20/21.................................................          10,000   9,841,342
Citigroup, Inc.
         2.050%, 06/07/19.................................................           3,000   2,998,175
         2.400%, 02/18/20.................................................           3,000   2,991,551
         3.875%, 10/25/23.................................................             530     549,970
Citizens Bank N.A.
         3.700%, 03/29/23.................................................           8,178   8,396,416
CMS Energy Corp.
         5.050%, 03/15/22.................................................           2,549   2,691,927
CNA Financial Corp.
         5.875%, 08/15/20.................................................           1,790   1,858,848
         5.750%, 08/15/21.................................................             880     936,697
Comcast Corp.
         5.150%, 03/01/20.................................................           1,900   1,938,458
Comerica, Inc.
         2.125%, 05/23/19.................................................           1,450   1,449,533
Conagra Brands, Inc.
         3.200%, 01/25/23.................................................           2,075   2,087,717
Constellation Brands, Inc.
         2.700%, 05/09/22.................................................           7,000   6,955,389
#        3.200%, 02/15/23.................................................           1,706   1,715,027
Cox Communications, Inc.
(OMEGA)  3.250%, 12/15/22.................................................             975     981,640
CVS Health Corp.
         2.250%, 08/12/19.................................................           2,500   2,495,897
         2.125%, 06/01/21.................................................             500     492,055
#        3.500%, 07/20/22.................................................           2,500   2,530,600
         2.750%, 12/01/22.................................................           2,500   2,465,345
Daimler Finance North America LLC
(OMEGA)  2.850%, 01/06/22.................................................           3,000   2,993,193
Discovery Communications LLC
         2.750%, 11/15/19.................................................           2,369   2,363,452
         3.250%, 04/01/23.................................................           1,489   1,488,534
Dollar General Corp.
         3.250%, 04/15/23.................................................           2,320   2,333,016
Dollar Tree, Inc.
#        3.700%, 05/15/23.................................................           8,393   8,529,783
Dow Chemical Co. (The)
         3.000%, 11/15/22.................................................           2,000   2,002,400
DTE Energy Co.
         2.400%, 12/01/19.................................................           4,000   3,990,714
         3.300%, 06/15/22.................................................             503     507,516
Duke Energy Corp.
         2.400%, 08/15/22.................................................           1,357   1,340,059
E*TRADE Financial Corp.
         2.950%, 08/24/22.................................................           8,280   8,268,905
eBay, Inc.
         2.200%, 08/01/19.................................................           2,846   2,841,769
         2.750%, 01/30/23.................................................             417     413,443

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CONTINUED


                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
Electronic Arts, Inc.
         3.700%, 03/01/21.................................................    2,000  $ 2,030,374
Energy Transfer L.P.
         4.650%, 06/01/21.................................................    1,180    1,220,624
Enterprise Products Operating LLC
         3.350%, 03/15/23.................................................    2,000    2,026,448
EQT Corp.
         4.875%, 11/15/21.................................................    3,000    3,123,436
Equifax, Inc.
         3.950%, 06/15/23.................................................    5,000    5,134,376
Exelon Generation Co. LLC
         2.950%, 01/15/20.................................................    2,600    2,600,918
         4.000%, 10/01/20.................................................      600      608,410
Express Scripts Holding Co.
         2.250%, 06/15/19.................................................    1,000      999,211
         3.900%, 02/15/22.................................................    1,866    1,911,525
Exxon Mobil Corp.
         1.912%, 03/06/20.................................................    2,400    2,387,495
         2.222%, 03/01/21.................................................    5,824    5,803,175
         2.397%, 03/06/22.................................................   11,161   11,141,399
Fidelity National Information Services, Inc.
         2.250%, 08/15/21.................................................    5,000    4,943,133
Fifth Third Bancorp
         3.500%, 03/15/22.................................................    2,000    2,038,538
GATX Corp.
         2.500%, 07/30/19.................................................      200      199,753
General Mills, Inc.
         3.150%, 12/15/21.................................................      500      503,714
#        2.600%, 10/12/22.................................................    4,385    4,354,030
General Motors Financial Co., Inc.
         3.200%, 07/06/21.................................................    7,200    7,196,305
Georgia Power Co.
         4.250%, 12/01/19.................................................      215      216,676
Gilead Sciences, Inc.
         2.550%, 09/01/20.................................................    1,000      998,421
Goldman Sachs Group, Inc. (The)
         2.550%, 10/23/19.................................................    4,900    4,897,546
         5.750%, 01/24/22.................................................    5,500    5,899,641
Harley-Davidson Financial Services, Inc.
(OMEGA)  2.850%, 01/15/21.................................................      500      496,920
(OMEGA)  3.550%, 05/21/21.................................................    1,000    1,006,144
(OMEGA)  2.550%, 06/09/22.................................................    2,924    2,860,602
Harris Corp.
         2.700%, 04/27/20.................................................    4,500    4,493,068
Hewlett Packard Enterprise Co.
         3.600%, 10/15/20.................................................    3,800    3,835,740
Humana, Inc.
         2.625%, 10/01/19.................................................    3,000    2,996,704

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
UNITED STATES -- (Continued)
Huntington National Bank (The)
         2.400%, 04/01/20.................................................      2,600  $2,593,517
Intercontinental Exchange, Inc.
         2.750%, 12/01/20.................................................        268     268,172
International Business Machines Corp.
         1.625%, 05/15/20.................................................      1,390   1,375,355
         0.375%, 01/31/23................................................. EUR  1,000   1,132,016
JM Smucker Co. (The)
         2.500%, 03/15/20.................................................      3,320   3,311,624
John Deere Capital Corp.
         2.050%, 03/10/20.................................................      1,625   1,617,036
Johnson & Johnson
#        2.250%, 03/03/22.................................................      1,500   1,492,579
JPMorgan Chase & Co.
         3.250%, 09/23/22.................................................      2,300   2,328,320
Kellogg Co.
         4.000%, 12/15/20.................................................      1,000   1,019,583
KeyCorp
         2.900%, 09/15/20.................................................      2,000   2,006,305
Kimberly-Clark Corp.
         1.900%, 05/22/19.................................................      2,000   1,999,277
Kohl's Corp.
         3.250%, 02/01/23.................................................      2,000   1,988,015
Kraft Heinz Foods Co.
         3.500%, 06/06/22.................................................      2,350   2,378,529
#        4.000%, 06/15/23.................................................      7,000   7,197,651
Kroger Co. (The)
         3.400%, 04/15/22.................................................      1,000   1,013,557
         2.800%, 08/01/22.................................................        500     498,085
L3 Technologies, Inc.
#        4.950%, 02/15/21.................................................        701     722,089
Laboratory Corp. of America Holdings
         3.200%, 02/01/22.................................................      1,500   1,508,012
         4.000%, 11/01/23.................................................      5,000   5,125,704
Lam Research Corp.
#        2.750%, 03/15/20.................................................      2,800   2,798,446
Legg Mason, Inc.
         2.700%, 07/15/19.................................................      3,000   2,999,103
Liberty Mutual Group, Inc.
(OMEGA)  5.000%, 06/01/21.................................................      2,900   3,008,531
LyondellBasell Industries NV
         6.000%, 11/15/21.................................................      3,853   4,105,276
Manufacturers & Traders Trust Co.
         2.100%, 02/06/20.................................................      4,225   4,205,305
Marriott International, Inc.
#        2.300%, 01/15/22.................................................      1,385   1,362,628
Marsh & McLennan Cos., Inc.
         2.350%, 03/06/20.................................................      2,000   1,992,868
         2.750%, 01/30/22.................................................      1,500   1,499,377

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
McKesson Corp.
         2.700%, 12/15/22.................................................      2,451  $ 2,422,760
         2.850%, 03/15/23.................................................      1,220    1,207,526
Mead Johnson Nutrition Co.
         3.000%, 11/15/20.................................................        700      702,506
Merck & Co., Inc.
         2.400%, 09/15/22.................................................      1,500    1,496,198
Microsoft Corp.
         2.000%, 11/03/20.................................................      3,500    3,476,917
         1.550%, 08/08/21.................................................      4,000    3,918,466
         2.400%, 02/06/22.................................................      2,000    1,998,066
         2.375%, 02/12/22.................................................     18,000   17,950,404
#        2.650%, 11/03/22.................................................      6,400    6,438,717
#        2.000%, 08/08/23.................................................      4,000    3,906,653
Mondelez International, Inc.
#        3.625%, 05/07/23.................................................        890      910,106
Morgan Stanley
         2.375%, 07/23/19.................................................      2,220    2,218,402
#        2.800%, 06/16/20.................................................      3,000    3,002,580
#        5.500%, 07/28/21.................................................        925      976,502
         3.125%, 01/23/23.................................................      3,000    3,011,935
Mosaic Co. (The)
         3.750%, 11/15/21.................................................      1,000    1,015,410
Motorola Solutions, Inc.
         3.500%, 03/01/23.................................................      1,750    1,757,627
Nasdaq, Inc.
         5.550%, 01/15/20.................................................      2,484    2,532,341
National Oilwell Varco, Inc.
#        2.600%, 12/01/22.................................................      5,283    5,182,828
NetApp, Inc.
         3.250%, 12/15/22.................................................      2,000    2,014,518
Newell Brands, Inc.
         4.000%, 06/15/22.................................................      1,000      997,346
Newmont Goldcorp Corp.
(OMEGA)  3.625%, 06/09/21.................................................        398      401,248
NextEra Energy Capital Holdings, Inc.
         2.400%, 09/15/19.................................................      2,950    2,945,684
Nissan Motor Acceptance Corp.
(OMEGA)  2.125%, 03/03/20.................................................      2,250    2,233,080
Noble Energy, Inc.
         4.150%, 12/15/21.................................................        580      594,214
Nordstrom, Inc.
         4.750%, 05/01/20.................................................        350      356,300
Northrop Grumman Corp.
         3.500%, 03/15/21.................................................        535      542,236
NVIDIA Corp.
#        2.200%, 09/16/21.................................................        575      568,326
Occidental Petroleum Corp.
         2.700%, 02/15/23.................................................      2,352    2,318,371
Omnicom Group, Inc. / Omnicom Capital, Inc.
         3.625%, 05/01/22.................................................      6,335    6,462,392

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
UNITED STATES -- (Continued)
ONEOK, Inc.
         4.250%, 02/01/22.................................................      3,000  $3,085,928
Oracle Corp.
         1.900%, 09/15/21.................................................      9,000   8,850,748
         2.500%, 05/15/22.................................................      3,000   2,985,030
#        2.500%, 10/15/22.................................................      2,000   1,985,957
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA)  3.375%, 02/01/22.................................................      1,605   1,613,477
(OMEGA)  4.875%, 07/11/22.................................................      1,455   1,527,772
(OMEGA)  4.250%, 01/17/23.................................................        822     849,918
PepsiCo, Inc.
         2.250%, 05/02/22.................................................        710     703,403
Pfizer, Inc.
         1.950%, 06/03/21.................................................      3,990   3,951,091
         0.250%, 03/06/22................................................. EUR  4,000   4,531,275
Philip Morris International, Inc.
         2.375%, 08/17/22.................................................        200     197,316
Phillips 66
#        4.300%, 04/01/22.................................................        990   1,031,558
PNC Bank NA
#        2.400%, 10/18/19.................................................      3,000   2,997,597
Praxair, Inc.
         1.200%, 02/12/24................................................. EUR  6,625   7,812,485
Principal Financial Group, Inc.
         3.300%, 09/15/22.................................................      1,416   1,433,328
         3.125%, 05/15/23.................................................        890     891,014
Procter & Gamble Co. (The)
         2.300%, 02/06/22.................................................        650     646,928
         2.000%, 08/16/22................................................. EUR  1,000   1,198,278
Progress Energy, Inc.
#        4.400%, 01/15/21.................................................      2,150   2,199,940
Prudential Financial, Inc.
         5.375%, 06/21/20.................................................      3,000   3,091,232
QUALCOMM, Inc.
         2.250%, 05/20/20.................................................      3,000   2,987,750
         2.600%, 01/30/23.................................................      6,690   6,630,475
Quest Diagnostics, Inc.
         2.500%, 03/30/20.................................................      3,630   3,617,046
Regions Financial Corp.
         2.750%, 08/14/22.................................................      2,750   2,735,515
Reinsurance Group of America, Inc.
         4.700%, 09/15/23.................................................      4,600   4,892,493
Ryder System, Inc.
#        3.400%, 03/01/23.................................................      1,200   1,212,596
Santander Holdings USA, Inc.
         3.700%, 03/28/22.................................................        780     789,808
         3.400%, 01/18/23.................................................      2,150   2,151,465
Sempra Energy
         2.850%, 11/15/20.................................................      5,000   4,994,169
         4.050%, 12/01/23.................................................        735     759,035
Sherwin-Williams Co. (The)
         2.750%, 06/01/22.................................................      4,250   4,222,527

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
Southern Power Co.
         2.500%, 12/15/21.................................................        539  $   534,196
Southwest Airlines Co.
         2.750%, 11/06/19.................................................        426      425,925
Spirit AeroSystems, Inc.
         3.950%, 06/15/23.................................................        500      507,068
State Street Corp.
         4.375%, 03/07/21.................................................      2,000    2,065,288
Stryker Corp.
         2.625%, 03/15/21.................................................      2,378    2,371,255
Sunoco Logistics Partners Operations L.P.
         3.450%, 01/15/23.................................................        740      741,258
SunTrust Banks, Inc.
         2.900%, 03/03/21.................................................      3,000    3,008,745
Sysco Corp.
         2.600%, 10/01/20.................................................      3,970    3,963,809
Target Corp.
         2.300%, 06/26/19.................................................        515      514,654
The Mosaic Co.
#        3.250%, 11/15/22.................................................      1,000    1,002,863
Thermo Fisher Scientific, Inc.
         3.300%, 02/15/22.................................................      2,300    2,331,166
         3.000%, 04/15/23.................................................      1,200    1,202,108
Total System Services, Inc.
         3.750%, 06/01/23.................................................      4,480    4,573,757
Toyota Motor Credit Corp.
         1.900%, 04/08/21.................................................     10,500   10,366,883
         1.000%, 09/10/21................................................. EUR  1,800    2,068,574
         2.600%, 01/11/22.................................................      3,000    3,003,660
Tupperware Brands Corp.
         4.750%, 06/01/21.................................................      7,000    7,195,096
Tyson Foods, Inc.
#        2.650%, 08/15/19.................................................      1,940    1,940,802
         4.500%, 06/15/22.................................................      2,000    2,089,412
Unilever Capital Corp.
#        4.250%, 02/10/21.................................................      1,200    1,235,308
United Parcel Service, Inc.
#        2.450%, 10/01/22.................................................        300      298,363
UnitedHealth Group, Inc.
         2.300%, 12/15/19.................................................        815      813,340
         2.700%, 07/15/20.................................................        439      438,918
         2.125%, 03/15/21.................................................      2,000    1,983,081
Verizon Communications, Inc.
         3.500%, 11/01/21.................................................        700      716,783
         2.946%, 03/15/22.................................................      2,500    2,517,164
Viacom, Inc.
         3.875%, 12/15/21.................................................      2,740    2,791,825
Volkswagen Group of America Finance LLC
(OMEGA)  4.000%, 11/12/21.................................................      3,000    3,063,746
Walgreen Co.
         3.100%, 09/15/22.................................................      1,500    1,503,343

                                                                             FACE
                                                                            AMOUNT^     VALUE+
                                                                            ------- --------------
                                                                             (000)
UNITED STATES -- (Continued)
Walgreens Boots Alliance, Inc.
#       2.700%, 11/18/19...............................................      2,000  $    1,999,059
        3.300%, 11/18/21...............................................        500         504,294
Warner Media LLC
        2.100%, 06/01/19...............................................      2,000       1,998,340
        4.000%, 01/15/22...............................................      1,500       1,545,075
Wells Fargo & Co.
        2.150%, 01/30/20...............................................      1,500       1,493,996
        2.094%, 04/25/22............................................... CAD  1,000         739,591
Whirlpool Corp.
        3.700%, 03/01/23...............................................      2,170       2,208,609
Williams Cos., Inc. (The)
        3.700%, 01/15/23...............................................      1,190       1,210,452
Zimmer Biomet Holdings, Inc.
        3.150%, 04/01/22...............................................        950         954,065
Zoetis, Inc.
        3.250%, 02/01/23...............................................      2,976       3,000,443
                                                                                    --------------
TOTAL UNITED STATES....................................................                661,599,344
                                                                                    --------------
TOTAL BONDS............................................................              1,378,082,728
                                                                                    --------------
AGENCY OBLIGATIONS -- (3.0%)
Federal Home Loan Bank
        3.250%, 06/09/23...............................................      3,000       3,109,999
Federal Home Loan Mortgage Corp.
        1.375%, 05/01/20...............................................      7,000       6,927,379
Federal Home Loan Mortgage Corporation
        2.375%, 01/13/22...............................................      3,000       3,006,574
Federal National Mortgage Association
        1.500%, 06/22/20...............................................     14,000      13,862,529
        1.875%, 04/05/22...............................................      6,000       5,929,093
        2.000%, 10/05/22...............................................      4,000       3,962,563
        2.375%, 01/19/23...............................................      6,000       6,017,927
Tennessee Valley Authority
        3.875%, 02/15/21...............................................      2,000       2,052,830
                                                                                    --------------
TOTAL AGENCY OBLIGATIONS...............................................                 44,868,894
                                                                                    --------------
U.S. TREASURY OBLIGATIONS -- (1.5%)
Treasury Inflation Protected Security
~(+/-)  0.125%, 04/15/20...............................................     22,125      22,011,886
                                                                                    --------------
TOTAL INVESTMENT SECURITIES............................................              1,444,963,508
                                                                                    --------------

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                           SHARES       VALUE+
                                                                          --------- --------------
SECURITIES LENDING COLLATERAL -- (1.7%)
@(S)  The DFA Short Term Investment Fund...............................   2,139,894 $   24,760,716
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,476,701,270)..............................................               $1,469,724,224
                                                                                    ==============


As of April 30, 2019, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                         UNREALIZED
                                                                          FOREIGN
                                                                          EXCHANGE
                                                            SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD      COUNTERPARTY         DATE    (DEPRECIATION)
------------------   ----------------- -------------------  ---------- --------------
USD      35,335,271  CAD    47,176,901 Citibank, N.A.        05/03/19   $    118,867
USD      28,692,441  EUR    25,481,710 Citibank, N.A.        05/09/19         97,071
USD      95,994,040  EUR    85,037,623 Citibank, N.A.        05/14/19        524,294
USD      56,709,391  SEK   527,187,058 Citibank, N.A.        05/28/19      1,085,813
                                                                        ------------
TOTAL APPRECIATION                                                      $  1,826,045
USD      93,297,568  EUR    83,013,026 Citibank, N.A.        05/31/19   $    (35,641)
USD      32,797,352  EUR    29,392,143 Citibank, N.A.        06/03/19       (257,363)
                                                                        ------------
TOTAL (DEPRECIATION)                                                    $   (293,004)
                                                                        ------------
TOTAL APPRECIATION
(DEPRECIATION)                                                          $  1,533,041
                                                                        ============

As of April 30, 2019, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                                   PAYMENTS    PAYMENTS                                     UPFRONT  UPFRONT
                                     MADE      RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET
         COUNTERPARTY              BY FUND     BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE
          ------------           --------      -------- --------- -------------- ---------- -------- -------- ----------
Bank of America Corp............  1.633% Fixed   CPI    Maturity  USD 27,000,000  04/14/21     --       --    $  582,013
Bank of America Corp............  1.525% Fixed   CPI    Maturity  USD 43,000,000  08/31/21     --       --     1,000,712
Bank of America Corp............  1.435% Fixed   CPI    Maturity  USD 30,000,000  10/30/20     --       --       651,265
Citibank, N.A...................  2.041% Fixed   CPI    Maturity  USD 24,000,000  10/17/22     --       --        36,305
Citibank, N.A...................  2.009% Fixed   CPI    Maturity  USD 42,000,000  10/23/22     --       --       120,348
Citibank, N.A...................  1.879% Fixed   CPI    Maturity  USD 54,000,000  07/26/21     --       --       363,067
Citibank, N.A...................  1.849% Fixed   CPI    Maturity  USD 20,000,000  10/27/21     --       --       191,297
Citibank, N.A...................  1.788% Fixed   CPI    Maturity  USD 30,000,000  03/08/20     --       --        88,116
Citibank, N.A...................  1.695% Fixed   CPI    Maturity  USD 42,000,000  02/21/20     --       --       136,591
Citibank, N.A...................  1.683% Fixed   CPI    Maturity  USD 22,000,000  02/28/20     --       --        84,772
Citibank, N.A...................  1.655% Fixed   CPI    Maturity  USD 40,000,000  07/20/20     --       --       658,919
Citibank, N.A...................  1.623% Fixed   CPI    Maturity  USD 38,000,000  06/20/20     --       --       753,123
Deutsche Bank AG................  1.938% Fixed   CPI    Maturity  USD 25,000,000  09/08/22     --       --       161,397
Deutsche Bank AG, London Branch.  1.990% Fixed   CPI    Maturity  USD 45,000,000  06/05/22     --       --        33,568

                                   UNREALIZED
                                  APPRECIATION
         COUNTERPARTY            (DEPRECIATION)
          ------------           --------------
Bank of America Corp............   $  582,013
Bank of America Corp............    1,000,712
Bank of America Corp............      651,265
Citibank, N.A...................       36,305
Citibank, N.A...................      120,348
Citibank, N.A...................      363,067
Citibank, N.A...................      191,297
Citibank, N.A...................       88,116
Citibank, N.A...................      136,591
Citibank, N.A...................       84,772
Citibank, N.A...................      658,919
Citibank, N.A...................      753,123
Deutsche Bank AG................      161,397
Deutsche Bank AG, London Branch.       33,568

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                        PAYMENTS                                     UPFRONT  UPFRONT                UNREALIZED
                          PAYMENTS MADE RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET     APPRECIATION
COUNTERPARTY                 BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE     (DEPRECIATION)
------------              ------------- -------- --------- -------------- ---------- -------- -------- ----------  --------------
Deutsche Bank AG, London
  Branch................. 1.860% Fixed    CPI    Maturity  USD 60,000,000  06/30/20     --       --    $  312,319    $  312,319
                                                                                                       ----------    ----------
TOTAL APPRECIATION.......                                                                              $5,173,812    $5,173,812
Bank of America Corp..... 2.340% Fixed    CPI    Maturity  USD 21,000,000  09/26/23     --       --      (441,688)     (441,688)
Bank of America Corp..... 2.333% Fixed    CPI    Maturity  USD 36,000,000  10/03/23     --       --      (735,994)     (735,994)
Bank of America Corp..... 2.282% Fixed    CPI    Maturity  USD 40,000,000  02/08/20     --       --      (263,404)     (263,404)
Bank of America Corp..... 2.254% Fixed    CPI    Maturity  USD 30,000,000  10/24/23     --       --      (478,600)     (478,600)
Bank of America Corp..... 2.228% Fixed    CPI    Maturity  USD 26,000,000  03/12/22     --       --      (317,916)     (317,916)
Bank of America Corp..... 2.225% Fixed    CPI    Maturity  USD 29,000,000  03/01/20     --       --      (172,910)     (172,910)
Bank of America Corp..... 2.208% Fixed    CPI    Maturity  USD 26,000,000  02/01/23     --       --      (309,341)     (309,341)
Citibank, N.A............ 2.318% Fixed    CPI    Maturity  USD 24,000,000  07/05/22     --       --      (409,577)     (409,577)
Citibank, N.A............ 2.196% Fixed    CPI    Maturity  USD 24,000,000  05/31/23     --       --      (302,507)     (302,507)
Citibank, N.A............ 2.190% Fixed    CPI    Maturity  USD 23,000,000  08/13/21     --       --      (264,078)     (264,078)
Citibank, N.A............ 2.182% Fixed    CPI    Maturity  USD 23,000,000  01/19/23     --       --      (233,680)     (233,680)
Citibank, N.A............ 2.149% Fixed    CPI    Maturity  USD 38,000,000  01/23/21     --       --      (224,923)     (224,923)
Citibank, N.A............ 2.144% Fixed    CPI    Maturity  USD 44,000,000  01/11/21     --       --      (258,184)     (258,184)
Citibank, N.A............ 2.036% Fixed    CPI    Maturity  USD 36,000,000  11/21/22     --       --       (60,540)      (60,540)
Citibank, N.A............ 1.998% Fixed    CPI    Maturity  USD 23,000,000  12/10/23     --       --       (72,451)      (72,451)
Deutsche Bank AG......... 2.333% Fixed    CPI    Maturity  USD 40,000,000  07/11/21     --       --      (578,046)     (578,046)
Deutsche Bank AG......... 2.318% Fixed    CPI    Maturity  USD 28,000,000  08/31/23     --       --      (582,361)     (582,361)
Deutsche Bank AG......... 2.289% Fixed    CPI    Maturity  USD 33,000,000  06/13/22     --       --      (504,300)     (504,300)
Deutsche Bank AG......... 2.235% Fixed    CPI    Maturity  USD 38,000,000  05/02/22     --       --      (560,770)     (560,770)
Deutsche Bank AG......... 2.233% Fixed    CPI    Maturity  USD 48,000,000  08/01/21     --       --      (608,825)     (608,825)
Deutsche Bank AG......... 2.208% Fixed    CPI    Maturity  USD 20,000,000  04/05/23     --       --      (294,569)     (294,569)
Deutsche Bank AG......... 2.203% Fixed    CPI    Maturity  USD 31,000,000  10/25/22     --       --      (383,349)     (383,349)
Deutsche Bank AG......... 2.193% Fixed    CPI    Maturity  USD 40,000,000  03/08/21     --       --      (342,409)     (342,409)
Deutsche Bank AG......... 2.128% Fixed    CPI    Maturity  USD 34,000,000  11/15/22     --       --      (309,430)     (309,430)
Deutsche Bank AG......... 2.125% Fixed    CPI    Maturity  USD 20,000,000  01/04/23     --       --      (135,238)     (135,238)
Deutsche Bank AG......... 2.035% Fixed    CPI    Maturity  USD 22,000,000  12/11/22     --       --       (58,304)      (58,304)
Deutsche Bank AG, London
  Branch................. 2.145% Fixed    CPI    Maturity  USD 25,000,000  03/17/20     --       --      (135,110)     (135,110)
Deutsche Bank AG, London
  Branch................. 2.135% Fixed    CPI    Maturity  USD 30,000,000  04/05/21     --       --      (278,381)     (278,381)

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                            PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                              MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
COUNTERPARTY                BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
------------              ------------ -------- --------- -------------- ---------- -------- -------- -----------  --------------
Deutsche Bank AG, London
  Branch................. 1.983% Fixed   CPI    Maturity  USD 32,000,000  05/12/22     --       --    $   (43,734)  $   (43,734)
                                                                                                      -----------   -----------
TOTAL (DEPRECIATION).....                                                                             $(9,360,619)  $(9,360,619)
                                                                                                      -----------   -----------
TOTAL APPRECIATION
  (DEPRECIATION).........                                                                             $(4,186,807)  $(4,186,807)
                                                                                                      ===========   ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ----------------------------------------------
                                                   LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                   ------- --------------  ------- --------------
Bonds
   Australia......................................   --    $   45,054,745    --    $   45,054,745
   Austria........................................   --         9,102,839    --         9,102,839
   Belgium........................................   --         5,179,503    --         5,179,503
   Canada.........................................   --       140,721,659    --       140,721,659
   Denmark........................................   --         2,972,394    --         2,972,394
   Finland........................................   --        12,262,520    --        12,262,520
   France.........................................   --        61,853,220    --        61,853,220
   Germany........................................   --        77,456,580    --        77,456,580
   Ireland........................................   --         7,663,926    --         7,663,926
   Japan..........................................   --        31,674,552    --        31,674,552
   Luxembourg.....................................   --        19,100,401    --        19,100,401
   Netherlands....................................   --        91,147,522    --        91,147,522
   New Zealand....................................   --         4,533,123    --         4,533,123
   Norway.........................................   --         4,978,310    --         4,978,310
   Singapore......................................   --         1,039,894    --         1,039,894
   Spain..........................................   --         9,423,022    --         9,423,022
   Supranational Organization Obligations.........   --        77,241,343    --        77,241,343
   Sweden.........................................   --        66,282,488    --        66,282,488
   Switzerland....................................   --         1,107,554    --         1,107,554
   United Kingdom.................................   --        47,687,789    --        47,687,789
   United States..................................   --       661,599,344    --       661,599,344
Agency Obligations................................   --        44,868,894    --        44,868,894
U.S. Treasury Obligations.........................   --        22,011,886    --        22,011,886
Securities Lending Collateral.....................   --        24,760,716    --        24,760,716
Forward Currency Contracts**......................   --         1,533,041    --         1,533,041
Swap Agreements**.................................   --        (4,186,807)   --        (4,186,807)
                                                     --    --------------    --    --------------
TOTAL.............................................   --    $1,467,070,458    --    $1,467,070,458
                                                     ==    ==============    ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.6%)
Alabama State (GO) Series A
    5.000%, 08/01/20.................................................    2,250  $ 2,344,612
    5.000%, 08/01/23.................................................    2,200    2,501,114
                                                                                -----------
TOTAL ALABAMA........................................................             4,845,726
                                                                                -----------
ALASKA -- (0.5%)
City of Anchorage (GO) Series B
    5.000%, 09/01/21.................................................      900      968,931
    5.000%, 09/01/23.................................................      600      683,076
City of Anchorage (GO) Series D
    5.000%, 09/01/23.................................................    2,585    2,942,919
                                                                                -----------
TOTAL ALASKA.........................................................             4,594,926
                                                                                -----------
ARIZONA -- (0.5%)
City of Phoenix (GO)
    4.000%, 07/01/20.................................................    1,500    1,541,850
City of Tempe (GO) Series C
    4.000%, 07/01/22.................................................    1,400    1,502,620
Maricopa County High School District No. 210-Phoenix (GO)
    3.000%, 07/01/23.................................................      650      684,976
Scottsdale Municipal Property Corp. (RB) Series
    3.000%, 07/01/21.................................................      805      828,434
                                                                                -----------
TOTAL ARIZONA........................................................             4,557,880
                                                                                -----------
ARKANSAS -- (1.2%)
Arkansas State (GO)
    5.000%, 04/01/21.................................................    2,600    2,765,932
    5.000%, 10/01/21.................................................    7,195    7,770,672
                                                                                -----------
TOTAL ARKANSAS.......................................................            10,536,604
                                                                                -----------
CALIFORNIA -- (2.5%)
California State (GO)
    5.000%, 08/01/26.................................................    9,000   10,983,510
    3.500%, 08/01/27.................................................    1,500    1,675,125
    5.000%, 08/01/27.................................................    4,000    4,973,480
California State (GO) Series B
    5.000%, 09/01/25.................................................    3,140    3,757,293
                                                                                -----------
TOTAL CALIFORNIA.....................................................            21,389,408
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
COLORADO -- (3.1%)
City of Colorado Springs CO Utilities System Revenue (RB) Series A-1
    5.000%, 11/15/26.................................................    3,000  $ 3,674,370
Colorado State (RB)
    4.000%, 06/26/19.................................................   16,570   16,626,007
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
  Series B
    5.000%, 12/01/24.................................................      900    1,057,626
El Paso County School District No. 20 Academy (GO) (ST AID WITHHLDG)
    5.000%, 12/15/21.................................................    1,240    1,347,086
Jefferson County School District R-1 (GO) (ST AID WITHHLDG) Series 1
    5.250%, 12/15/24.................................................    1,000    1,190,170
Weld County School District No. RE-4 (GO) (ST INTERCEPT)
    4.000%, 12/01/23.................................................    2,425    2,667,621
                                                                                -----------
TOTAL COLORADO.......................................................            26,562,880
                                                                                -----------
CONNECTICUT -- (0.0%)
Connecticut State (GO) Series A
    5.000%, 10/15/19.................................................      300      304,428
                                                                                -----------
DELAWARE -- (0.5%)
New Castle County (GO)
    5.000%, 10/01/23.................................................    2,275    2,600,803
New Castle County (GO) Series B
    5.000%, 07/15/22.................................................    1,450    1,604,062
                                                                                -----------
TOTAL DELAWARE.......................................................             4,204,865
                                                                                -----------
DISTRICT OF COLUMBIA -- (1.5%)
District of Columbia (GO) Series A
    5.000%, 06/01/20.................................................    1,900    1,968,913
District of Columbia (GO) Series E
    5.000%, 06/01/21.................................................    2,550    2,726,460
    5.000%, 06/01/26.................................................    1,875    2,280,806

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
DISTRICT OF COLUMBIA -- (Continued)
Washington Metropolitan Area Transit Authority (RB) Series A- 1
    5.000%, 07/01/27.................................................    4,535  $ 5,606,802
                                                                                -----------
TOTAL DISTRICT OF COLUMBIA...........................................            12,582,981
                                                                                -----------
FLORIDA -- (2.7%)
Florida Department of Environmental Protection (RB) Series A
    5.000%, 07/01/26.................................................    5,000    6,047,150
Florida State (GO) Series A
    5.000%, 07/01/21.................................................    2,000    2,144,240
    5.000%, 06/01/23.................................................      700      792,624
    5.000%, 07/01/24.................................................      500      581,880
Florida State (GO) Series B
    5.000%, 06/01/20.................................................    3,300    3,421,110
    5.000%, 06/01/23.................................................      650      736,008
Florida State Board of Education (GO) Series B
    5.000%, 06/01/19.................................................      555      556,521
    5.000%, 06/01/25.................................................    3,000    3,569,310
Miami-Dade County (GO) Series A
    5.000%, 07/01/26.................................................    1,810    2,199,892
Miami-Dade County (GO) Series D
    5.000%, 07/01/20.................................................    3,520    3,659,040
                                                                                -----------
TOTAL FLORIDA........................................................            23,707,775
                                                                                -----------
GEORGIA -- (3.3%)
Cobb County (GO)
    5.000%, 01/01/22.................................................    2,335    2,543,165
Georgia State (GO) Series A
    5.000%, 07/01/26.................................................    1,200    1,465,716
    5.000%, 07/01/27.................................................    8,000    9,959,200
Georgia State (GO) Series C
    5.000%, 10/01/21.................................................    2,490    2,690,445
Georgia State (GO) Series C-1
    5.000%, 07/01/23.................................................    3,000    3,408,330
    5.000%, 07/01/24.................................................    3,200    3,730,912
Georgia State (GO) Series I
    5.000%, 07/01/20.................................................    2,345    2,437,628
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
    5.000%, 10/01/23.................................................    1,580    1,808,452
                                                                                -----------
TOTAL GEORGIA........................................................            28,043,848
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
HAWAII -- (0.9%)
City & County of Honolulu (GO) Series B
    5.000%, 10/01/23.................................................    2,150  $2,455,945
    5.000%, 10/01/25.................................................      450     538,880
Hawaii State (GO) Series
    5.000%, 05/01/23.................................................    1,800   2,032,182
Hawaii State (GO) Series EF
    5.000%, 11/01/22.................................................      300     334,158
Hawaii State (GO) Series EH-2017
    5.000%, 08/01/23.................................................      970   1,102,337
Hawaii State (GO) (ETM) Series EH
    5.000%, 08/01/23.................................................    1,225   1,389,934
Hawaii State (GO) (ETM) Series EH-2017
    5.000%, 08/01/23.................................................      305     346,065
                                                                                ----------
TOTAL HAWAII.........................................................            8,199,501
                                                                                ----------
IOWA -- (0.1%)
City of Ankeny (GO) Series G
    5.000%, 06/01/19.................................................      910     912,484
                                                                                ----------
KANSAS -- (1.5%)
City of Lenexa (GO) Series
    5.000%, 09/01/20.................................................    1,610   1,682,401
City of Lenexa (GO) Series A
    5.000%, 09/01/21.................................................      600     646,380
City of Merriam (GO)
    5.000%, 10/01/25.................................................      200     239,772
City of Wichita (GO) Series A
    5.000%, 12/01/20.................................................    3,000   3,159,510
Johnson County (GO) Series B
    5.000%, 09/01/22.................................................    1,405   1,559,058
Johnson County Unified School District No. 229 Blue Valley (GO)
  Series A
    5.000%, 10/01/26.................................................    1,500   1,836,480
Kansas State Department of Transportation (RB) Series A
    5.000%, 09/01/27.................................................    1,000   1,240,890
Kansas State Department of Transportation (RB) Series B
    5.000%, 09/01/20.................................................    1,975   2,063,816

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
KANSAS -- (Continued)
Kansas State Department of Transportation (RB) Series C
    5.000%, 09/01/19.................................................      125  $   126,409
                                                                                -----------
TOTAL KANSAS.........................................................            12,554,716
                                                                                -----------
KENTUCKY -- (0.7%)
Louisville & Jefferson County (GO) Series
    5.000%, 12/01/25.................................................    3,800    4,567,486
Louisville & Jefferson County (GO) Series A
    5.000%, 12/01/22.................................................    1,500    1,671,900
                                                                                -----------
TOTAL KENTUCKY.......................................................             6,239,386
                                                                                -----------
LOUISIANA -- (0.2%)
Louisiana State (GO) Series C
    5.000%, 07/15/22.................................................      250      275,408
    5.000%, 08/01/23.................................................    1,100    1,245,728
Louisiana State (GO) Series D-2
    5.000%, 12/01/21.................................................      600      649,644
                                                                                -----------
TOTAL LOUISIANA......................................................             2,170,780
                                                                                -----------
MAINE -- (0.1%)
Maine State (GO) Series B
    5.000%, 06/01/23.................................................      495      560,291
                                                                                -----------
MARYLAND -- (8.5%)
Anne Arundel County (GO)
    5.000%, 04/01/23.................................................    4,000    4,507,240
Baltimore County (GO)
    5.000%, 08/01/21.................................................      500      537,415
    3.000%, 11/01/24.................................................    5,015    5,354,465
City of Baltimore (GO) Series B
    5.000%, 10/15/22.................................................      645      717,305
City of Frederick (GO) Series C
    5.000%, 03/01/27.................................................    3,100    3,819,975
Harford County (GO) Series A
    5.000%, 09/15/20.................................................      900      941,643
Howard County (GO) Series A
    5.000%, 02/15/28.................................................    3,000    3,768,840
Howard County (GO) Series D
    5.000%, 02/15/24.................................................    4,000    4,615,080
    5.000%, 02/15/25.................................................    8,390    9,923,105
Maryland State (GO) Series
    5.000%, 03/15/28.................................................    7,000    8,813,350
Maryland State (GO) Series B
    4.000%, 08/01/23.................................................    1,785    1,955,628

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MARYLAND -- (Continued)
    5.000%, 08/01/26.................................................    5,500  $ 6,720,505
    5.000%, 08/01/26.................................................    1,000    1,221,910
    5.000%, 08/01/27.................................................      325      404,658
Maryland State (GO) Series C
    5.000%, 08/01/20.................................................    2,000    2,084,360
Montgomery County (GO) Series C
    5.000%, 10/01/27.................................................    6,655    8,311,496
Montgomery County (GO) Series D
    3.000%, 11/01/23.................................................    2,000    2,114,200
Washington Suburban Sanitary Commission (GO)
    5.000%, 06/01/24.................................................    4,325    5,029,715
    3.000%, 06/01/26.................................................    2,080    2,222,646
                                                                                -----------
TOTAL MARYLAND.......................................................            73,063,536
                                                                                -----------
MASSACHUSETTS -- (4.0%)
City of Boston (GO) Series A
    5.000%, 03/01/20.................................................    1,200    1,234,512
City of Boston (GO) Series B
    5.000%, 04/01/24.................................................    3,500    4,076,555
Commonwealth of Massachusetts (GO) Series B
    5.250%, 08/01/21.................................................      500      540,280
Commonwealth of Massachusetts (GO) Series C
    5.000%, 08/01/20.................................................    3,255    3,391,873
    5.000%, 04/01/23.................................................    4,000    4,510,520
    5.000%, 08/01/24.................................................    1,360    1,586,726
Commonwealth of Massachusetts (GO) Series E
    5.000%, 11/01/27.................................................    1,000    1,249,920
Massachusetts Clean Water Trust (The) (RB)
    5.000%, 08/01/20.................................................      400      417,024
Massachusetts School Building Authority (RB) (ETM) Series A
    5.000%, 11/15/25.................................................    3,240    3,885,440
Massachusetts Water Resources Authority (RB) (AGM) Series B
    5.250%, 08/01/28.................................................    9,000   11,650,770
Town of Lexington (GO)
    4.000%, 02/15/27.................................................    1,000    1,164,410

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MASSACHUSETTS -- (Continued)
Town of Medfield (GO)
    3.000%, 09/15/19.................................................      510  $   512,876
                                                                                -----------
TOTAL MASSACHUSETTS..................................................            34,220,906
                                                                                -----------
MICHIGAN -- (0.6%)
Michigan State (GO)
    5.000%, 11/01/19.................................................      700      711,984
Michigan State (GO) Series A
    5.000%, 05/01/23.................................................    2,425    2,744,833
    5.000%, 05/01/25.................................................    1,500    1,780,305
                                                                                -----------
TOTAL MICHIGAN.......................................................             5,237,122
                                                                                -----------
MINNESOTA -- (3.6%)
Hennepin County (GO) Series C
    5.000%, 12/01/28.................................................    1,150    1,465,663
Metropolitan Council (GO) Series C
    5.000%, 03/01/24.................................................    6,250    7,209,875
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series
    5.000%, 02/01/28.................................................    2,590    3,237,345
Minnesota State (GO) Series
    5.000%, 08/01/21.................................................    1,330    1,428,300
Minnesota State (GO) Series A
    5.000%, 08/01/25.................................................    7,000    8,360,240
    5.000%, 08/01/28.................................................    6,000    7,593,060
Minnesota State (GO) Series D
    5.000%, 08/01/21.................................................      700      751,737
Saint Paul Public Library Agency (GO) Series C
    5.000%, 03/01/20.................................................      900      925,506
                                                                                -----------
TOTAL MINNESOTA......................................................            30,971,726
                                                                                -----------
MISSISSIPPI -- (0.3%)
Madison County School District (GO)
    3.500%, 12/01/19.................................................      350      353,885
Mississippi State (GO) Series B
    5.000%, 11/01/20.................................................      600      629,880
Mississippi State (GO) Series C
    5.000%, 10/01/20.................................................    1,565    1,638,618
                                                                                -----------
TOTAL MISSISSIPPI....................................................             2,622,383
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MISSOURI -- (0.6%)
Columbia School District (GO) Series B
    5.000%, 03/01/23.................................................    2,500  $ 2,816,500
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
    4.000%, 03/01/26.................................................    1,845    2,094,979
                                                                                -----------
TOTAL MISSOURI.......................................................             4,911,479
                                                                                -----------
NEBRASKA -- (1.2%)
Douglas County School District No. 17 (GO)
    4.000%, 12/15/26.................................................    3,000    3,471,990
Omaha School District (GO)
    5.000%, 12/15/25.................................................    1,345    1,618,963
Omaha School District (GO) Series 1
    5.000%, 12/15/26.................................................    3,975    4,876,053
                                                                                -----------
TOTAL NEBRASKA.......................................................             9,967,006
                                                                                -----------
NEVADA -- (3.2%)
City of Henderson NV (GO)
    5.000%, 06/01/21.................................................      600      640,884
Clark County (GO) Series B
    5.000%, 11/01/24.................................................    8,665   10,162,139
Nevada State (GO) Series D
    5.000%, 04/01/25.................................................   11,625   13,734,240
Nevada State (GO) Series D1
    5.000%, 03/01/22.................................................    2,000    2,185,640
Washoe County School District (GO) Series F
    5.000%, 06/01/21.................................................      900      959,796
                                                                                -----------
TOTAL NEVADA.........................................................            27,682,699
                                                                                -----------
NEW HAMPSHIRE -- (0.3%)
City of Dover (GO) Series C
    5.000%, 07/01/20.................................................      220      228,664
City of Nashua (GO)
    4.000%, 07/15/24.................................................    2,000    2,229,460
New Hampshire State (GO) Series B
    5.000%, 06/01/19.................................................      540      541,485
                                                                                -----------
TOTAL NEW HAMPSHIRE..................................................             2,999,609
                                                                                -----------
NEW JERSEY -- (0.3%)
City of Hoboken (GO)
    3.000%, 02/01/27.................................................    1,000    1,061,040

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEW JERSEY -- (Continued)
Township of Parsippany-Troy Hills (GO) Series ABCD
    2.000%, 09/15/21.................................................    1,515  $ 1,522,802
                                                                                -----------
TOTAL NEW JERSEY.....................................................             2,583,842
                                                                                -----------
NEW MEXICO -- (1.6%)
New Mexico State (GO) (ETM)
    5.000%, 03/01/21.................................................    2,105    2,233,173
New Mexico State Severance Tax Permanent Fund (RB) Series
    5.000%, 07/01/26.................................................    5,580    6,769,433
New Mexico State Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/27.................................................    2,570    3,172,999
New Mexico State Severance Tax Permanent Fund (RB) Series B
    4.000%, 07/01/20.................................................    2,000    2,055,800
                                                                                -----------
TOTAL NEW MEXICO.....................................................            14,231,405
                                                                                -----------
NEW YORK -- (5.8%)
City of New York (GO) Series C
    5.000%, 08/01/26.................................................      500      608,295
    5.000%, 08/01/26.................................................    3,650    4,440,554
City of New York (GO) Series E
    5.000%, 08/01/26.................................................    3,825    4,653,457
City of New York (GO) Series J
    5.000%, 08/01/22.................................................      650      718,679
New York State Dormitory Authority (RB) Series A
    5.000%, 02/15/25.................................................      500      591,405
New York State Dormitory Authority (RB) Series B
    5.000%, 02/15/22.................................................    2,500    2,731,400
    5.000%, 02/15/24.................................................      700      807,338
New York State Dormitory Authority (RB) Series C
    5.000%, 03/15/27.................................................   14,000   17,324,440
New York State Dormitory Authority Series E-GROUP 1
    5.000%, 03/15/27.................................................    7,000    8,662,220

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEW YORK -- (Continued)
New York State Urban Development Corp. (RB) Series A
    5.000%, 03/15/26.................................................    6,890  $ 8,349,784
Riverhead Central School District (GO) (ST AID WITHHLDG)
    2.000%, 10/15/22.................................................      700      711,578
                                                                                -----------
TOTAL NEW YORK.......................................................            49,599,150
                                                                                -----------
NORTH CAROLINA -- (5.6%)
City of Charlotte Water & Sewer System Revenue (RB)
    5.000%, 07/01/21.................................................    1,800    1,930,608
Forsyth County (GO)
    4.000%, 12/01/21.................................................    1,500    1,591,485
Gaston County (GO)
    5.000%, 02/01/26.................................................    2,500    3,012,425
Iredell County (GO) Series B
    2.500%, 02/01/24.................................................    2,285    2,360,176
Mecklenburg County (GO) Series A
    5.000%, 04/01/22.................................................    5,000    5,486,350
Mecklenburg County (GO) Series B
    5.000%, 12/01/21.................................................    6,120    6,649,013
    5.000%, 12/01/26.................................................    8,430   10,394,021
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM)
  Series B
    6.000%, 01/01/22.................................................      650      723,015
Wake County (GO)
    5.000%, 09/01/21.................................................    2,250    2,425,005
    5.000%, 09/01/24.................................................    4,000    4,680,920
Wake County (GO) Series C
    5.000%, 03/01/25.................................................    7,530    8,920,189
                                                                                -----------
TOTAL NORTH CAROLINA.................................................            48,173,207
                                                                                -----------
NORTH DAKOTA -- (0.1%)
North Dakota State University of Agriculture & Applied Science (RB)
    5.000%, 04/01/21.................................................      545      578,823
                                                                                -----------
OHIO -- (5.6%)
City of Columbus (GO) Series
    4.000%, 08/15/25.................................................    3,500    3,971,590

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
OHIO -- (Continued)
City of Columbus (GO) Series 1
    5.000%, 07/01/21.................................................    2,775  $ 2,975,133
City of Columbus (GO) Series 2017-1
    4.000%, 04/01/27.................................................    4,205    4,867,330
City of Columbus (GO) Series A
    5.000%, 02/15/20.................................................      650      667,388
    2.000%, 08/15/22.................................................    2,000    2,024,540
City of Columbus (GO) Series A
    4.000%, 04/01/24.................................................    4,000    4,436,120
Columbus City School District (GO) Series A
    5.000%, 12/01/21.................................................    1,595    1,728,645
Franklin County (GO)
    5.000%, 06/01/21.................................................    1,830    1,956,636
Ohio State (GO)
    5.000%, 09/15/25.................................................    1,950    2,332,804
Ohio State (GO) Series A
    4.000%, 03/01/21.................................................    1,475    1,538,587
    5.000%, 09/01/28.................................................    2,500    3,155,350
Ohio State (GO) Series B
    5.000%, 08/01/20.................................................      650      677,248
    5.000%, 09/01/27.................................................    9,300   11,548,368
    5.000%, 09/15/27.................................................    3,500    4,349,135
Upper Arlington City School District (GO) Series
    5.000%, 12/01/26.................................................    1,530    1,874,265
                                                                                -----------
TOTAL OHIO...........................................................            48,103,139
                                                                                -----------
OREGON -- (1.0%)
City of Portland Sewer System Revenue (RB) Series A
    5.000%, 10/01/23.................................................    3,570    4,079,653
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY)
  Series
    5.000%, 06/15/23.................................................    1,005    1,139,147
Oregon State (GO) Series A
    5.000%, 05/01/21.................................................      800      853,256
Oregon State (GO) Series G
    5.000%, 12/01/22.................................................    2,050    2,290,240
                                                                                -----------
TOTAL OREGON.........................................................             8,362,296
                                                                                -----------
PENNSYLVANIA -- (0.9%)
Commonwealth of Pennsylvania (GO) Series 1
    5.000%, 04/01/22.................................................    3,925    4,290,339

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
PENNSYLVANIA -- (Continued)
Pennsylvania Economic Development Financing Authority (RB) Series A
    5.000%, 07/01/19.................................................    3,145  $3,162,612
                                                                                ----------
TOTAL PENNSYLVANIA...................................................            7,452,951
                                                                                ----------
RHODE ISLAND -- (0.5%)
Rhode Island State (GO) Series A
    5.000%, 08/01/20.................................................    1,900   1,979,648
Rhode Island State (GO) Series D
    5.000%, 08/01/22.................................................      600     663,798
Rhode State Island (GO) Series A
    5.000%, 04/01/27.................................................    1,060   1,307,287
                                                                                ----------
TOTAL RHODE ISLAND...................................................            3,950,733
                                                                                ----------
SOUTH CAROLINA -- (2.6%)
Beaufort County (GO) (ST AID WITHHLDG) Series
    4.000%, 03/01/22.................................................      640     682,138
Beaufort County School District (GO) (SCSDE) Series A
    5.000%, 03/01/23.................................................    6,000   6,742,980
Berkeley County School District (GO) (SCSDE) Series
    5.000%, 03/01/27.................................................    2,500   3,080,625
Charleston County (GO)
    5.000%, 11/01/23.................................................    1,000   1,146,660
Charleston County School District (GO) (SCSDE) Series A
    5.000%, 02/01/21.................................................      800     847,088
Clemson University (RB) Series B
    5.000%, 05/01/25.................................................      750     890,152
Lexington & Richland School District No. 5 (GO) (SCSDE)
    5.000%, 03/01/24.................................................    2,750   3,172,345
Richland County (GO) (ST AID WITHHLDG) Series
    5.000%, 03/01/26.................................................    1,870   2,268,104

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED



                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
SOUTH CAROLINA -- (Continued)
South Carolina State (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/23.................................................    3,000  $ 3,431,010
                                                                                -----------
TOTAL SOUTH CAROLINA.................................................            22,261,102
                                                                                -----------
TENNESSEE -- (4.4%)
City of Kingsport (GO) Series
    5.000%, 09/01/21.................................................      510      549,423
Hamilton County (GO) Series B
    5.000%, 03/01/22.................................................    2,000    2,188,540
Maury County (GO) Series B
    5.000%, 04/01/20.................................................    1,205    1,242,451
Metropolitan Government of Nashville & Davidson County (GO)
    5.000%, 01/01/26.................................................    5,000    6,017,400
    4.000%, 07/01/28.................................................    1,000    1,169,050
Metropolitan Government of Nashville & Davidson County (GO) Series C
    5.000%, 07/01/21.................................................    5,000    5,360,600
Rutherford County (GO) Series
    5.000%, 04/01/23.................................................    4,085    4,609,677
Shelby County (GO)
    5.000%, 04/01/25.................................................    5,000    5,922,600
Shelby County (GO) Series A
    5.000%, 04/01/20.................................................    1,500    1,546,620
    5.000%, 04/01/27.................................................    3,975    4,908,926
Sullivan County (GO) Series A
    5.000%, 04/01/21.................................................    1,000    1,063,820
Sumner County (GO)
    5.000%, 06/01/21.................................................      650      695,117
    5.000%, 12/01/21.................................................      900      977,085
Washington County (GO) Series A
    4.000%, 06/01/26.................................................    1,705    1,945,030
                                                                                -----------
TOTAL TENNESSEE......................................................            38,196,339
                                                                                -----------
TEXAS -- (13.7%)
City of Arlington (GO)
    5.000%, 08/15/25.................................................    1,000    1,190,780
City of Dallas Waterworks & Sewer System Revenue (RB) Series A
    5.000%, 10/01/22.................................................    9,000    9,997,920
City of Frisco (GO) Series A
    5.000%, 02/15/25.................................................    2,000    2,354,600
City of Garland (GO) Series A
    5.000%, 02/15/24.................................................      400      459,124


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
TEXAS -- (Continued)
City of Houston (GO) Series A
    5.000%, 03/01/27.................................................    5,000  $ 6,079,750
City of Lubbock (GO)
    5.000%, 02/15/23.................................................    4,000    4,483,520
City of San Antonio (GO)
    5.000%, 02/01/20.................................................    2,500    2,563,025
    5.000%, 02/01/21.................................................    2,200    2,327,930
City of San Antonio Electric & Gas Systems Revenue (RB)
    5.000%, 02/01/24.................................................    9,515   10,915,703
    5.000%, 02/01/26.................................................    2,850    3,422,109
City of Sugar Land (GO)
    5.000%, 02/15/21.................................................    1,050    1,112,969
Conroe Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/26.................................................    8,710   10,491,630
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/21.................................................      800      847,392
Dallas County Community College District (GO)
    5.000%, 02/15/21.................................................    2,155    2,283,072
El Paso Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/24.................................................    3,035    3,534,349
Frisco Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/20.................................................    2,460    2,566,321
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/27.................................................    3,000    3,666,840
Highland Park Independent School District (GO)
    5.000%, 02/15/23.................................................    3,120    3,498,362
Houston Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/27.................................................    5,000    6,127,600
Permanent University Fund - University of Texas System (RB) Series B
    5.250%, 07/01/28.................................................    2,610    3,336,050
Pflugerville Independent School District (GO) (PSF-GTD)
    4.000%, 08/15/20.................................................    2,000    2,060,560
Plano Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/24.................................................    2,225    2,558,283

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CONTINUED



                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
TEXAS -- (Continued)
San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.................................................    1,790  $  1,837,310
Texas State (RN)
    4.000%, 08/29/19.................................................    2,500     2,518,075
Texas State (GO)
    5.000%, 10/01/23.................................................    4,200     4,788,042
Texas Transportation Commission State Highway Fund (RB)
    5.000%, 10/01/26.................................................    2,505     3,053,319
University of Texas System (The) (RB) Series C
    5.000%, 08/15/19.................................................      100       100,963
University of Texas System (The) (RB) Series J
    5.000%, 08/15/25.................................................   12,500    14,917,500
    5.000%, 08/15/26.................................................    3,850     4,696,114
Ysleta Independent School District (GO) (PSF-GTD) Series A
    5.000%, 08/15/20.................................................      460       479,762
                                                                                ------------
TOTAL TEXAS..........................................................            118,268,974
                                                                                ------------
UTAH -- (0.6%)
City of American Fork (GO)
    5.000%, 05/01/26.................................................    1,165     1,396,986
Davis School District (GO) (SCH BD GTY) Series B
    5.000%, 06/01/23.................................................    1,000     1,132,320
Tooele County School District (GO) (SCH BD GTY) Series
    5.000%, 06/01/22.................................................      650       716,105
Utah State (GO)
    5.000%, 07/01/22.................................................    1,500     1,657,020
Weber School District (GO) (SCH BD GTY)
    5.000%, 06/15/21.................................................      650       696,222
                                                                                ------------
TOTAL UTAH...........................................................              5,598,653
                                                                                ------------
VIRGINIA -- (6.2%)
Arlington County (GO)
    5.000%, 08/15/26.................................................    3,575     4,374,370
    5.000%, 08/15/27.................................................    4,000     4,987,440
    5.000%, 08/15/27.................................................    3,820     4,763,005
Arlington County (GO) Series B
    5.000%, 08/15/22.................................................    4,830     5,360,962
City of Lynchburg (GO)
    5.000%, 02/01/26.................................................    1,930     2,331,054

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
VIRGINIA -- (Continued)
City of Manassas (GO) (ST AID WITHHLDG) Series C
    5.000%, 07/01/21.................................................    1,040  $ 1,115,702
City of Norfolk (GO) (ST AID WTHHLDG)
    5.000%, 08/01/27.................................................    2,300    2,853,771
City of Richmond (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/21.................................................      900      955,638
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
    5.000%, 09/15/24.................................................    3,000    3,512,400
Fairfax County (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/19.................................................    2,000    2,028,480
    5.000%, 10/01/23.................................................    4,775    5,461,024
    5.000%, 10/01/26.................................................    5,535    6,815,522
Loudoun County (GO) Series A
    5.000%, 12/01/21.................................................    5,000    5,430,900
Virginia Public Building Authority (RB) Series C
    5.000%, 08/01/23.................................................      600      682,122
Virginia Resources Authority (GO) Series
    5.000%, 06/01/27.................................................    2,115    2,636,094
Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20.................................................      200      210,172
                                                                                -----------
TOTAL VIRGINIA.......................................................            53,518,656
                                                                                -----------
WASHINGTON -- (4.2%)
City of Marysville Water & Sewer Revenue (RB)
    5.000%, 04/01/20.................................................      175      180,408
City of Seattle Municipal Light & Power Revenue (RB) Series B
    5.000%, 04/01/24.................................................    3,000    3,468,000
City of Seattle Water System Revenue (RB)
    5.000%, 09/01/19.................................................      190      192,141
City of Spokane (GO)
    5.000%, 12/01/25.................................................    1,165    1,397,091
Clark County School District No. 119 Battleground (GO) (SCH BD GTY)
    4.000%, 12/01/21.................................................      510      540,575

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
WASHINGTON -- (Continued)
King & Snohomish Counties School District No. 417 Northshore (GO)
  (SCH BD GTY)
    5.000%, 12/01/19.................................................    2,825  $ 2,880,737
King County (GO) Series
    5.000%, 12/01/25.................................................    1,830    2,199,605
King County (GO) Series A
    5.000%, 07/01/20.................................................      700      727,650
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
    5.000%, 12/01/24.................................................    2,265    2,660,356
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................      925    1,033,059
North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................    2,080    2,321,446
Port of Seattle (GO)
    5.000%, 06/01/21.................................................    3,150    3,367,980
Washington State (GO)
    5.000%, 08/01/27.................................................    4,800    5,955,696
Washington State (GO) Series
    5.000%, 02/01/25.................................................    1,930    2,277,072
Washington State (GO) Series 2017-A
    5.000%, 08/01/26.................................................    1,480    1,802,803
Washington State (GO) Series A
    5.000%, 08/01/21.................................................      500      537,300
Washington State (GO) Series R-2012C
    4.000%, 07/01/21.................................................      150      157,608
Washington State (GO) Series R-2013A
    5.000%, 07/01/20.................................................    2,775    2,883,974
Washington State (GO) Series R-2015
    5.000%, 07/01/20.................................................    1,560    1,621,261
                                                                                -----------
TOTAL WASHINGTON.....................................................            36,204,762
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
WISCONSIN -- (4.7%)
City of Janesville (GO)
    3.000%, 03/01/24.................................................    1,245  $  1,312,828
City of Milwaukee (GO) Series
    5.000%, 05/01/20.................................................    2,370     2,449,395
City of Milwaukee (GO) Series N2
    4.000%, 03/01/24.................................................    6,500     7,181,980
City of Milwaukee (GO) Series N4
    5.000%, 04/01/27.................................................    1,510     1,844,827
    5.000%, 04/01/28.................................................    9,990    12,411,276
City of Oshkosh (GO) Series B
    3.000%, 12/01/23.................................................      650       685,932
Germantown School District (GO) Series A
    5.000%, 04/01/27.................................................    2,200     2,716,890
Oregon School District (GO)
    3.000%, 03/01/21.................................................    1,900     1,947,766
Wisconsin State (GO) Series 1
    5.000%, 11/01/24.................................................    4,025     4,720,440
Wisconsin State (GO) Series 2
    5.000%, 11/01/20.................................................      800       840,200
    5.000%, 11/01/22.................................................      600       668,100
Wisconsin State (GO) Series B
    5.000%, 05/01/21.................................................    3,405     3,630,275
                                                                                ------------
TOTAL WISCONSIN......................................................             40,409,909
                                                                                ------------
TOTAL MUNICIPA BONDS.................................................            861,138,886
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $849,076,511)................................................           $861,138,886
                                                                                ============

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


As of April 30, 2019, DFA Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                            PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                UNREALIZED
                              MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS   MARKET     APPRECIATION
COUNTERPARTY                BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED   VALUE     (DEPRECIATION)
------------              ------------ -------- --------- -------------- ---------- -------- -------- ----------  --------------
Bank of America Corp..... 2.064% Fixed   CPI    Maturity  USD 13,000,000  10/24/24     --       --    $   14,145    $   14,145
Bank of America Corp..... 2.029% Fixed   CPI    Maturity  USD 15,000,000  05/24/25     --       --        13,533        13,533
Bank of America Corp..... 2.004% Fixed   CPI    Maturity  USD 14,000,000  06/13/25     --       --        54,080        54,080
Bank of America Corp..... 1.971% Fixed   CPI    Maturity  USD 25,000,000  02/21/25     --       --        73,498        73,498
Bank of America Corp..... 1.902% Fixed   CPI    Maturity  USD 25,000,000  07/14/22     --       --       152,695       152,695
Bank of America Corp..... 1.826% Fixed   CPI    Maturity  USD 26,000,000  11/07/20     --       --       243,997       243,997
Bank of America Corp..... 1.715% Fixed   CPI    Maturity  USD 11,000,000  09/28/23     --       --       250,636       250,636
Bank of America Corp..... 1.706% Fixed   CPI    Maturity  USD 11,000,000  06/14/22     --       --       234,726       234,726
Bank of America Corp..... 1.704% Fixed   CPI    Maturity  USD 27,000,000  05/31/21     --       --       509,877       509,877
Bank of America Corp..... 1.663% Fixed   CPI    Maturity  USD 17,000,000  04/15/22     --       --       393,616       393,616
Bank of America Corp..... 1.619% Fixed   CPI    Maturity  USD 12,000,000  10/14/22     --       --       219,394       219,394
Bank of America Corp..... 1.610% Fixed   CPI    Maturity  USD 20,000,000  12/31/20     --       --       323,760       323,760
Bank of America Corp..... 1.609% Fixed   CPI    Maturity  USD 17,000,000  06/24/21     --       --       391,774       391,774
Bank of America Corp..... 1.580% Fixed   CPI    Maturity  USD 14,000,000  12/30/20     --       --       248,088       248,088
Bank of America Corp..... 1.548% Fixed   CPI    Maturity  USD  8,000,000  01/08/21     --       --       157,803       157,803
Bank of America Corp..... 1.530% Fixed   CPI    Maturity  USD 19,000,000  12/24/20     --       --       384,484       384,484
Bank of America Corp..... 1.520% Fixed   CPI    Maturity  USD 14,000,000  12/23/20     --       --       290,364       290,364
Citibank, N.A............ 2.005% Fixed   CPI    Maturity  USD 12,000,000  11/09/25     --       --        70,868        70,868
Citibank, N.A............ 1.986% Fixed   CPI    Maturity  USD 20,000,000  07/24/23     --       --        68,921        68,921
Citibank, N.A............ 1.789% Fixed   CPI    Maturity  USD 21,000,000  03/31/24     --       --       423,097       423,097
Citibank, N.A............ 1.752% Fixed   CPI    Maturity  USD 17,000,000  05/20/23     --       --       389,616       389,616
Citibank, N.A............ 1.698% Fixed   CPI    Maturity  USD 22,000,000  06/02/22     --       --       499,716       499,716
Citibank, N.A............ 1.578% Fixed   CPI    Maturity  USD 25,000,000  08/09/23     --       --       786,069       786,069
Citibank, N.A............ 1.577% Fixed   CPI    Maturity  USD 10,000,000  11/18/21     --       --       202,207       202,207
Citibank, N.A............ 1.555% Fixed   CPI    Maturity  USD 10,000,000  12/11/20     --       --       188,220       188,220
Citibank, N.A............ 1.533% Fixed   CPI    Maturity  USD 10,000,000  11/10/20     --       --       177,717       177,717
Citibank, N.A............ 1.520% Fixed   CPI    Maturity  USD 24,000,000  08/01/21     --       --       610,824       610,824
Citibank, N.A............ 1.481% Fixed   CPI    Maturity  USD 17,000,000  08/18/21     --       --       447,483       447,483
Citibank, N.A............ 1.253% Fixed   CPI    Maturity  USD 12,000,000  02/11/22     --       --       523,868       523,868
                                                                                                      ----------    ----------
TOTAL APPRECIATION.......                                                                             $8,345,076    $8,345,076
Bank of America Corp..... 2.373% Fixed   CPI    Maturity  USD 18,000,000  07/13/26     --       --      (510,876)     (510,876)
Bank of America Corp..... 2.355% Fixed   CPI    Maturity  USD 17,000,000  05/29/28     --       --      (451,313)     (451,313)
Bank of America Corp..... 2.349% Fixed   CPI    Maturity  USD 14,000,000  08/13/27     --       --      (388,070)     (388,070)
Bank of America Corp..... 2.349% Fixed   CPI    Maturity  USD 14,000,000  09/20/26     --       --      (370,822)     (370,822)
Bank of America Corp..... 2.327% Fixed   CPI    Maturity  USD 17,000,000  07/30/24     --       --      (391,769)     (391,769)

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                            PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                              MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
COUNTERPARTY                BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
------------              ------------ -------- --------- -------------- ---------- -------- -------- -----------  --------------
Bank of America Corp..... 2.243% Fixed   CPI    Maturity  USD 15,000,000  11/01/27     --       --    $  (240,041)  $  (240,041)
Bank of America Corp..... 2.195% Fixed   CPI    Maturity  USD 15,000,000  01/09/24     --       --       (190,332)     (190,332)
Bank of America Corp..... 2.192% Fixed   CPI    Maturity  USD 14,000,000  03/29/25     --       --       (221,977)     (221,977)
Bank of America Corp..... 2.186% Fixed   CPI    Maturity  USD 20,000,000  11/20/25     --       --       (250,662)     (250,662)
Bank of America Corp..... 2.177% Fixed   CPI    Maturity  USD 11,000,000  09/20/27     --       --        (47,620)      (47,620)
Bank of America Corp..... 2.149% Fixed   CPI    Maturity  USD 14,000,000  08/10/27     --       --        (45,285)      (45,285)
Bank of America Corp..... 0.022% Fixed   CPI    Maturity  USD 16,000,000  02/14/24     --       --       (208,175)     (208,175)
Citibank, N.A............ 2.367% Fixed   CPI    Maturity  USD 10,000,000  05/04/28     --       --       (299,821)     (299,821)
Citibank, N.A............ 2.234% Fixed   CPI    Maturity  USD 34,000,000  01/23/24     --       --       (479,648)     (479,648)
Citibank, N.A............ 2.171% Fixed   CPI    Maturity  USD 11,000,000  04/07/24     --       --       (155,941)     (155,941)
Citibank, N.A............ 2.148% Fixed   CPI    Maturity  USD 19,000,000  01/04/24     --       --       (157,261)     (157,261)
Citibank, N.A............ 2.141% Fixed   CPI    Maturity  USD 17,000,000  04/16/28     --       --        (17,935)      (17,935)
Citibank, N.A............ 2.114% Fixed   CPI    Maturity  USD 14,000,000  12/19/23     --       --        (91,917)      (91,917)
Citibank, N.A............ 2.112% Fixed   CPI    Maturity  USD 11,000,000  05/02/24     --       --       (104,395)     (104,395)
Citibank, N.A............ 2.112% Fixed   CPI    Maturity  USD 27,000,000  12/21/24     --       --       (162,198)     (162,198)
Citibank, N.A............ 2.102% Fixed   CPI    Maturity  USD 11,000,000  11/21/26     --       --        (24,124)      (24,124)
Citibank, N.A............ 2.100% Fixed   CPI    Maturity  USD 18,000,000  12/11/25     --       --        (80,059)      (80,059)
Citibank, N.A............ 2.088% Fixed   CPI    Maturity  USD 23,000,000  12/29/22     --       --       (112,766)     (112,766)
                                                                                                      -----------   -----------
TOTAL (DEPRECIATION).....                                                                             $(5,003,007)  $(5,003,007)
                                                                                                      -----------   -----------
TOTAL APPRECIATION
(DEPRECIATION)...........                                                                             $ 3,342,069   $ 3,342,069
                                                                                                      ===========   ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                    LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                    ------- ------------ ------- ------------
  Municipal Bonds..................   --    $861,138,886   --    $861,138,886
  Swap Agreements**................   --       3,342,069   --       3,342,069
                                      --    ------------   --    ------------
  TOTAL............................   --    $864,480,955   --    $864,480,955
                                      ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
MUNICIPALBONDS -- (100.0%)

CALIFORNIA -- (100.0%)
Albany Unified School District (GO)
            5.000%, 08/01/25.................................................    230  $  275,901
Alhambra Unified School District (GO) Series A
            1.750%, 08/01/22.................................................    300     301,944
Alhambra Unified School District (GO) Series B
            5.000%, 08/01/23.................................................    100     114,751
Anaheim Housing & Public Improvements Authority (RB)
(currency)  5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/21)..................    500     542,075
(currency)  5.000%, 10/01/41 (Pre-refunded @ $100, 10/1/21)..................  1,320   1,431,078
Bay Area Toll Authority (RB) Series S-4
(currency)  5.250%, 04/01/53 (Pre-refunded @ $100, 4/1/23)...................    250     286,223
Berkeley Unified School District (GO) Series E
            5.000%, 08/01/27.................................................    695     879,960
Beverly Hills Unified School District (GO)
            2.000%, 08/01/22.................................................    150     152,729
Burbank Unified School District (GO)
            5.000%, 08/01/24.................................................    565     666,039
Cajon Valley Union School District (GO)
            5.000%, 08/01/24.................................................    305     358,531
California Infrastructure & Economic Development Bank (RB) (AMBAC)
(currency)  5.000%, 07/01/36 (Pre-refunded @ $100, 1/1/28)...................    100     126,847
California Municipal Finance Authority (RB)
(currency)  6.000%, 01/01/42 (Pre-refunded @ $100, 1/1/22)...................    250     279,683

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
California State (GO)
            5.000%, 12/01/22.................................................    500  $  559,150
            5.000%, 08/01/23.................................................    585     665,584
            5.000%, 10/01/25.................................................  1,700   2,038,062
            5.000%, 08/01/26.................................................  2,380   2,904,528
~           5.000%, 08/01/26.................................................  2,540   3,099,791
            5.000%, 09/01/26.................................................  3,215   3,929,887
            4.000%, 11/01/26.................................................  1,735   2,006,250
            3.500%, 08/01/27.................................................  2,835   3,165,986
            5.000%, 08/01/27.................................................  4,200   5,222,154
            5.000%, 11/01/27.................................................    200     249,804
            5.000%, 08/01/28.................................................    730     922,406
California State (GO) (AMBAC)
            5.000%, 02/01/27.................................................    625     770,000
California State (GO) (ETM) Series A
            5.000%, 07/01/19.................................................    150     150,879
California State Department of Water Resources (RB) Series AQ
(currency)  4.000%, 12/01/32 (Pre-refunded @ $ 100, 6/1/23)..................  3,500   3,862,600
California State Department of Water Resources (RB) Series AS
            5.000%, 12/01/24.................................................    775     923,932
California State Department of Water Resources Power Supply Revenue (RB)
  Series
            5.000%, 05/01/19.................................................    250     250,000
            5.000%, 05/01/20.................................................    325     336,710
California State Department of Water Resources Power Supply Revenue (RB)
  Series L
(currency)  5.000%, 05/01/22 (Pre-refunded @ $ 100, 5/1/20)..................  1,000   1,035,320
California State Department of Water Resources Power Supply Revenue (RB)
  Series O
            5.000%, 05/01/21.................................................  1,225   1,312,061
            5.000%, 05/01/22.................................................  1,675   1,852,851

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CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
California State Public Works Board (RB)
(currency)  6.125%, 11/01/29 (Pre- refunded @ $100, 11/1/19).................  1,000  $1,023,380
California State Public Works Board (RB) Series C-1
(currency)  5.000%, 03/01/22 (Pre- refunded @ $100, 3/1/20)..................    310     319,281
California State Public Works Board (RB) Series D
(currency)  5.000%, 09/01/24 (Pre- refunded @ $100, 9/1/22)..................    935   1,045,442
(currency)  5.000%, 09/01/29 (Pre- refunded @ $100, 9/1/22)..................  1,250   1,397,650
California State University (RB) Series A
            5.000%, 11/01/20.................................................    570     600,734
            5.000%, 11/01/21.................................................    250     271,705
            5.000%, 11/01/23.................................................    375     432,285
            5.000%, 11/01/23.................................................  1,935   2,230,591
Camrosa Water District Financing Authority (RB) Series A
            4.000%, 01/15/22.................................................    205     219,200
Carlsbad Unified School District (GO)
            5.000%, 08/01/26.................................................    310     384,995
City & County of San Francisco (GO) Series
            5.000%, 06/15/22.................................................    200     221,684
            5.000%, 06/15/24.................................................    800     937,696
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/19.................................................    375     376,635
            5.000%, 06/15/21.................................................    250     268,648
City of Grover Beach (GO)
            5.000%, 09/01/22.................................................    390     435,860
            5.000%, 09/01/26.................................................    345     427,876
            5.000%, 09/01/27.................................................    445     563,975
City of Los Angeles (GO) Series B
            5.000%, 09/01/19.................................................    150     151,811
City of Los Angeles CA (RN)
            4.000%, 06/27/19.................................................  2,000   2,006,900
City of Pacifica COP
            5.000%, 01/01/24.................................................    250     289,125

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
City of Pittsburg Water Revenue (RB) Series A
            5.000%, 08/01/24.................................................    275  $  323,568
City of San Francisco Public Utilities Commission Water Revenue (RB)
            5.000%, 11/01/23.................................................    855     987,628
            5.000%, 11/01/24.................................................  1,000   1,187,220
City of San Francisco Public Utilities Commission Water Revenue (RB) Series D
            5.000%, 11/01/25.................................................    220     268,176
            5.000%, 11/01/26.................................................    150     187,043
City of Santa Rosa Wastewater Revenue (RB) Series A
            5.000%, 09/01/21.................................................    330     357,248
Cloverdale Unified School District (GO) (AGM) Series A
(currency)  5.250%, 08/01/32 (Pre- refunded @ $100, 8/1/21)..................    235     254,996
Conejo Valley Unified School District (GO) Series
            4.000%, 08/01/27.................................................    525     621,542
Contra Costa Transportation Authority (RB) Series
(currency)  5.000%, 03/01/23 (Pre- refunded @ $100, 3/1/20)..................    225     231,737
            5.000%, 03/01/23.................................................    260     294,991
Contra Costa Transportation Authority (RB) Series A
            5.000%, 03/01/24.................................................  2,750   3,214,117
Contra Costa Water District (RB) Series U
            5.000%, 10/01/19.................................................    100     101,525
Culver City Unified School District (GO) Series C
            8.000%, 08/01/23.................................................    460     584,329
Desert Sands Unified School District (GO) Series A
            5.000%, 06/01/23.................................................    375     428,610
Dixie School District (GO)
            5.000%, 08/01/21.................................................    500     540,070
Dublin-San Ramon Services District Water Revenue (RB)
(currency)  5.500%, 08/01/34 (Pre- refunded @ $100, 2/1/21)..................  1,425   1,527,001

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
El Monte Union High School District (GO)
            5.000%, 06/01/24.................................................    250  $  292,333
Elsinore Valley Municipal Water District Financing Authority (RB) Series A
            5.000%, 07/01/24.................................................    400     470,488
Emery Unified School District (GO)
            5.000%, 08/01/27.................................................    600     754,914
Fairfield-Suisun Unified School District (GO)
            5.000%, 08/01/26.................................................    695     860,438
Grossmont Healthcare District (GO) Series
            5.000%, 07/15/23.................................................  1,000   1,143,420
Grossmont Union High School District (GO)
            5.000%, 08/01/21.................................................    200     215,704
Kern High School District (GO) Series E
            4.000%, 08/01/24.................................................    200     225,912
Los Angeles Community College District (GO) Series C
            5.000%, 08/01/22.................................................    360     401,062
            5.000%, 06/01/26.................................................    530     655,048
Los Angeles County Metropolitan Transportation Authority (RB)
(currency)  5.000%, 07/01/23 (Pre-refunded @ $100, 7/1/21)...................  1,000   1,077,790
Los Angeles County Metropolitan Transportation Authority (RB) Series A
            5.000%, 07/01/22.................................................  1,600   1,777,440
            5.000%, 07/01/24.................................................    600     706,710
Los Angeles County Metropolitan Transportation Authority (RB) Series A-
            5.000%, 07/01/25.................................................    570     688,360
Los Angeles Department of Water (RB) Series A
            5.000%, 07/01/24.................................................    250     294,600
            5.000%, 07/01/25.................................................  1,000   1,209,620
Los Angeles Department of Water & Power Power System Revenue (RB) Series
            5.000%, 07/01/26.................................................    335     413,755

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
Los Angeles Department of Water & Power Power System Revenue (RB) Series A
            5.000%, 07/01/19.................................................    300  $  301,758
            5.000%, 07/01/20.................................................    515     536,383
Los Angeles Department of Water & Power Power System Revenue (RB) Series B
            5.000%, 07/01/26.................................................    400     494,036
Los Angeles Department of Water & Power Power System Revenue (RB) Series D
            5.000%, 07/01/27.................................................  1,000   1,261,370
Los Angeles Unified School District (GO) Series A
            5.000%, 07/01/19.................................................  1,000   1,005,680
            5.000%, 07/01/24.................................................  1,425   1,653,755
            5.000%, 07/01/26.................................................  1,085   1,313,848
            5.000%, 07/01/27.................................................    480     591,398
Los Angeles Unified School District (GO) Series B-1
            5.000%, 07/01/27.................................................    175     215,614
Los Rios Community College District (GO) Series F
            2.000%, 08/01/20.................................................    200     201,650
Merced Community College District (GO)
            4.000%, 08/01/19.................................................    200     201,314
Mesa Water District COP
(currency)  5.000%, 03/15/22 (Pre-refunded @ $100, 3/15/20)..................    500     515,450
Millbrae Public Financing Authority (RB)
            5.000%, 12/01/25.................................................    390     473,908
            5.000%, 12/01/26.................................................    265     327,802
            5.000%, 12/01/27.................................................    385     484,715
Morongo Unified School District (GO) Series A
            5.000%, 08/01/25.................................................     20      24,005
            5.000%, 08/01/26.................................................    280     343,633
            5.000%, 08/01/27.................................................    130     162,429
Mount Diablo Unified School District (GO) Series G
            3.000%, 08/01/24.................................................    130     140,020
Municipal Improvement Corp. of Los Angeles (RB) Series A
            5.000%, 11/01/22.................................................  1,100   1,232,814

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
            5.000%, 11/01/23.................................................    750  $  864,570
            5.000%, 11/01/24.................................................    425     503,089
Napa Valley Community College District (GO) Series A
            5.000%, 08/01/21.................................................    250     269,748
New Haven Unified School District (GO)
            5.000%, 08/01/26.................................................    150     185,591
Northern California Transmission Agency (RB) Series
            5.000%, 05/01/24.................................................    280     326,698
Northern Humboldt Union High School District (GO)
            4.000%, 08/01/25.................................................    120     136,619
Novato Sanitary District (RB)
            5.000%, 02/01/22.................................................    340     373,160
Oak Park Unified School District (GO)
            4.000%, 08/01/22.................................................    200     216,022
Oakdale Joint Unified School District (GO)
            4.000%, 08/01/23.................................................    400     440,484
            4.000%, 08/01/24.................................................    175     196,448
Oakland Unified School District/ Alameda County (GO)
            5.000%, 08/01/24.................................................    750     862,005
(currency)  6.625%, 08/01/38 (Pre-refunded @ $100, 8/1/21)...................    800     892,128
Oakland Unified School District/ Alameda County (GO) Series A
            5.000%, 08/01/25.................................................    200     234,592
Oakland Unified School District/ Alameda County (GO) Series C
            5.000%, 08/01/24.................................................    510     586,163
Oakland Unified School District/ Alameda County (GO) (AGM)
            5.000%, 08/01/25.................................................  1,075   1,260,932
Ontario Montclair School District (GO) (AGM) Series B
            5.000%, 08/01/21.................................................    160     172,898
Otay Water District (RB)
            5.000%, 09/01/22.................................................    740     824,456

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
Pacific Grove Unified School District (GO)
            3.000%, 08/01/26.................................................    210  $  229,310
Pajaro Valley Unified School District (GO) Series D
            4.000%, 08/01/19.................................................    370     372,431
Palm Springs Financing Authority (RB)
            5.000%, 11/01/25.................................................    260     315,856
Palomar Community College District (GO)
            5.000%, 05/01/23.................................................    200     228,298
Pasadena Unified School District (GO)
            5.000%, 08/01/26.................................................    525     648,349
Pasadena Unified School District (GO) Series B
            5.000%, 08/01/26.................................................  1,000   1,234,950
Placentia-Yorba Linda Unified School District (GO)
            5.000%, 08/01/23.................................................    205     234,965
Port of Los Angeles (RB) Series A
            5.000%, 08/01/19.................................................    750     756,810
Redondo Beach Unified School District (GO) (AGM) Series A
            5.000%, 08/01/23.................................................    255     292,046
Reed Union School District (GO)
            4.000%, 08/01/26.................................................    250     292,602
Regents of the University of California Medical Center Pooled Revenue (RB)
  Series J
(currency)  5.000%, 05/15/25 (Pre-refunded @ $ 100, 5/15/23).................    530     601,714
(currency)  5.250%, 05/15/27 (Pre-refunded @ $ 100, 5/15/23).................    260     297,716
Riverside Unified School District (GO) Series A
            5.000%, 08/01/19.................................................    775     781,998
Ross Valley Public Financing Authority (RB)
            5.000%, 01/01/25.................................................    410     486,912
Sacramento County Sanitation Districts Financing Authority (RB) (NATL)
  Series A
            5.250%, 12/01/20.................................................    510     541,161

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
CALIFORNIA -- (Continued)
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/23.................................................    350  $  402,066
San Carlos CA School District (GO)
            5.000%, 10/01/20.................................................    500     525,610
San Diego Community College District (GO)
            5.000%, 08/01/23.................................................    500     573,755
            5.000%, 08/01/26.................................................  1,660   2,061,587
San Diego County Water Authority (RB)
            5.000%, 05/01/24.................................................    940   1,101,718
San Diego Public Facilities Financing Authority Sewer Revenue (RB) Series A
(currency)  5.250%, 05/15/39 (Pre-refunded @ $100, 5/15/19)..................    475     475,655
San Diego Unified School District (GO) (AGM) Series F-1
            5.250%, 07/01/27.................................................    475     606,960
San Diego Unified School District (GO) Series R-5
            5.000%, 07/01/26.................................................    200     245,952
San Diego Unified School District/CA Series R-4
            5.000%, 07/01/24.................................................    605     708,649
San Francisco Community College District (GO)
            5.000%, 06/15/24.................................................  1,315   1,544,178
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/22.................................................  1,300   1,355,146
San Francisco Unified School District (GO) Series A
            5.000%, 06/15/25.................................................    650     782,418
            5.000%, 06/15/26.................................................    880   1,084,512
San Gabriel Unified School District (GO) Series A
            5.000%, 08/01/25.................................................    230     276,506
San Lorenzo Unified School District (GO)
            5.000%, 08/01/21.................................................    140     150,961
San Mateo Union High School District (GO) Series C
            4.000%, 09/01/26.................................................    320     376,454

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- ----------
                                                                       (000)
CALIFORNIA -- (Continued)
San Matro County Community College District (GO) Series B
    5.000%, 09/01/28.................................................    100  $  129,079
San Rafael City High School District (GO) Series B
    5.000%, 08/01/27.................................................    100     126,436
Santa Clara County Financing Authority (RB) Series A
    5.000%, 11/15/22.................................................  2,000   2,248,480
Santa Clara Valley Transportation Authority (RB) Series A
    5.000%, 06/01/26.................................................    400     494,980
Santa County Clara (GO) Series C
~   5.000%, 08/01/26.................................................  1,100   1,366,112
Santa Paula Union High School District (GO) Series A
    5.000%, 08/01/19.................................................    260     262,348
Santee School District (GO)
    5.000%, 08/01/24.................................................    290     341,057
Scotts Valley Unified School District (GO) Series B
    4.000%, 08/01/24.................................................    150     169,029
    4.000%, 08/01/25.................................................    250     286,860
    5.000%, 08/01/26.................................................    250     308,352
Simi Valley Unified School District (GO)
    5.000%, 08/01/19.................................................    610     615,508
Southwestern Community College District (GO) Series B
    4.000%, 08/01/25.................................................    250     286,540
Sylvan Union School District (GO)
    5.000%, 08/01/26.................................................    620     765,669
Sylvan Union School District (GO) Series
    5.000%, 08/01/25.................................................    380     458,090
Tahoe-Truckee Unified School District (GO)
    5.000%, 08/01/26.................................................    100     124,114
Tahoe-Truckee Unified School District (GO) Series C
    2.000%, 08/01/20.................................................  1,190   1,199,817
University of California (RB) Series AF
    5.000%, 05/15/22.................................................    750     828,742

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
CALIFORNIA -- (Continued)
(currency)  5.000%, 05/15/27 (Pre-refunded @ $100, 5/15/23)..................  4,240  $  4,831,565
Washington Union School District/ Monterey County (GO)
            5.000%, 08/01/27.................................................    135       169,264
West Valley-Mission Community College District (GO) Series B
            5.000%, 08/01/27.................................................    220       277,383
                                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $129,575,438)........................................................         $131,280,439
                                                                                      ============


As of April 30, 2019, DFA California Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                      PAYMENTS    PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                        MADE      RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
COUNTERPARTY          BY FUND     BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
------------         --------     -------- --------- -------------- ---------- -------- -------- -----------  --------------
Bank of America
  Corp..............  1.885%Fixed   CPI    Maturity  USD  8,000,000  01/22/24     --       --    $    22,897   $    22,897
Citibank, N.A.......  1.986%Fixed   CPI    Maturity  USD  6,000,000  02/20/26     --       --         24,043        24,043
                                                                                                 -----------   -----------
TOTAL APPRECIATION...............                                                                $    46,940   $    46,940
Bank of America
  Corp..............  2.367%Fixed   CPI    Maturity  USD  6,000,000  07/17/25     --       --       (160,203)     (160,203)
Bank of America
  Corp..............  2.265%Fixed   CPI    Maturity  USD  7,000,000  02/23/24     --       --       (114,603)     (114,603)
Bank of America
  Corp..............  2.065%Fixed   CPI    Maturity  USD  9,000,000  12/12/26     --       --        (24,664)      (24,664)
Bank of America
  Corp..............  2.063%Fixed   CPI    Maturity  USD  4,000,000  11/08/23     --       --         (3,737)       (3,737)
Bank of America
  Corp..............  2.060%Fixed   CPI    Maturity  USD 11,000,000  11/06/21     --       --         (5,527)       (5,527)
Bank of America
  Corp..............  2.058%Fixed   CPI    Maturity  USD 11,000,000  12/12/22     --       --        (41,381)      (41,381)
Citibank, N.A.......  2.312%Fixed   CPI    Maturity  USD  7,000,000  07/24/23     --       --       (140,638)     (140,638)
Citibank, N.A.......  2.289%Fixed   CPI    Maturity  USD 12,000,000  07/26/23     --       --       (228,196)     (228,196)
Citibank, N.A.......  2.260%Fixed   CPI    Maturity  USD 10,000,000  08/08/22     --       --       (160,894)     (160,894)
Citibank, N.A.......  2.225%Fixed   CPI    Maturity  USD  6,000,000  03/26/23     --       --        (89,468)      (89,468)
Citibank, N.A.......  2.160%Fixed   CPI    Maturity  USD  7,000,000  01/09/23     --       --        (60,914)      (60,914)
Citibank, N.A.......  2.143%Fixed   CPI    Maturity  USD  8,000,000  01/18/22     --       --        (57,505)      (57,505)
Citibank, N.A.......  2.065%Fixed   CPI    Maturity  USD  4,000,000  11/09/21     --       --         (4,799)       (4,799)
Citibank, N.A.......  2.054%Fixed   CPI    Maturity  USD 10,000,000  11/06/22     --       --         (5,673)       (5,673)
Merrill Lynch
  Capital Services,
  Inc.                2.317%Fixed   CPI    Maturity  USD  6,000,000  05/09/25     --       --        (96,799)      (96,799)
                                                                                                 -----------   -----------
TOTAL (DEPRECIATION).............                                                                $(1,195,001)  $(1,195,001)
                                                                                                 -----------   -----------
TOTAL APPRECIATION (DEPRECIATION).........                                                       $(1,148,061)  $(1,148,061)
                                                                                                 ===========   ===========

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                             ------------------------------------------
                             LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                             ------- ------------  ------- ------------
        Municipal Bonds.....   --    $131,280,439    --    $131,280,439
        Swap Agreements**...   --      (1,148,061)   --      (1,148,061)
                               --    ------------    --    ------------
        TOTAL...............   --    $130,132,378    --    $130,132,378
                               ==    ============    ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         DFA MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- ----------
                                                                       (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
    5.000%, 08/01/20.................................................    200  $  208,410
    5.000%, 08/01/21.................................................  1,000   1,074,830
    5.000%, 08/01/23.................................................    300     341,061
Baldwin County (GO)
    4.000%, 05/01/20.................................................    610     624,609
                                                                              ----------
TOTAL ALABAMA........................................................          2,248,910
                                                                              ----------
ALASKA -- (0.4%)
Alaska State (GO) Series B
    5.000%, 08/01/20.................................................    290     301,826
Borough of Fairbanks North Star (GO) Series S
    4.000%, 10/01/21.................................................    560     590,643
City of Anchorage (GO) Series A
    3.000%, 09/01/22.................................................    765     798,194
                                                                              ----------
TOTAL ALASKA.........................................................          1,690,663
                                                                              ----------
ARIZONA -- (0.4%)
City of Chandler (GO)
    3.000%, 07/01/20.................................................    550     559,092
City of Phoenix (GO)
    4.000%, 07/01/21.................................................    500     525,360
Maricopa County School District No. 3 Tempe Elementary (GO)
    3.000%, 07/01/21.................................................    550     565,889
                                                                              ----------
TOTAL ARIZONA........................................................          1,650,341
                                                                              ----------
ARKANSAS -- (0.6%)
Arkansas State (GO)
    5.000%, 04/01/21.................................................    400     425,528
    5.000%, 06/15/21.................................................  1,250   1,338,075
    5.000%, 04/01/22.................................................  1,110   1,216,305
                                                                              ----------
TOTAL ARKANSAS.......................................................          2,979,908
                                                                              ----------
CALIFORNIA -- (1.5%)
California State (GO)
    5.000%, 09/01/26.................................................  1,195   1,460,720
    3.500%, 08/01/27.................................................  5,000   5,583,750
                                                                              ----------
TOTAL CALIFORNIA.....................................................          7,044,470
                                                                              ----------

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- ----------
                                                                       (000)
COLORADO -- (1.3%)
Boulder Valley School District No. Re- 2 Boulder (GO) (ST AID
  WITHHLDG) Series B
    4.000%, 12/01/24.................................................  1,000  $1,122,110
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
  Series B
    5.000%, 12/01/24.................................................    550     646,327
Pueblo City Schools (GO) (ST AID WITHHLDG)
    5.000%, 12/15/20.................................................    550     579,860
Weld County School District No. RE-4 (GO) (ST INTERCEPT)
    4.000%, 12/01/22.................................................  1,140   1,231,200
    5.000%, 12/01/24.................................................  2,280   2,675,329
                                                                              ----------
TOTAL COLORADO.......................................................          6,254,826
                                                                              ----------
CONNECTICUT -- (0.1%)
Connecticut State (GO) Series E
    4.000%, 09/15/20.................................................    550     566,891
                                                                              ----------
DELAWARE -- (0.5%)
Kent County (GO)
    4.000%, 09/01/24.................................................    415     463,430
New Castle County (GO)
    5.000%, 10/01/23.................................................  1,600   1,829,136
                                                                              ----------
TOTAL DELAWARE.......................................................          2,292,566
                                                                              ----------
DISTRICT OF COLUMBIA -- (0.5%)
Washington Metropolitan Area Transit Authority (RB) Series B
    5.000%, 07/01/25.................................................    720     856,418
    5.000%, 07/01/27.................................................  1,000   1,236,340
                                                                              ----------
TOTAL DISTRICT OF COLUMBIA...........................................          2,092,758
                                                                              ----------
FLORIDA -- (1.9%)
City of Port Saint Lucie (GO)
    5.000%, 07/01/20.................................................    420     435,548
Flagler County (GO) (BAM)
    5.000%, 07/01/22.................................................    465     511,402
Florida State (GO) Series A
    5.000%, 06/01/24.................................................    350     406,473

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
FLORIDA -- (Continued)
Florida State Board of Education (GO) Series A
    5.000%, 06/01/19.................................................    100  $   100,274
Florida State Board of Education (GO) Series E
    5.000%, 06/01/20.................................................  1,390    1,441,013
Florida's Turnpike Enterprise (RB) Series B
    5.000%, 07/01/19.................................................  1,135    1,141,277
Miami-Dade County (GO) Series D
    5.000%, 07/01/20.................................................  2,000    2,079,000
Orange County Water Utility System Revenue (RB)
    5.000%, 10/01/21.................................................    525      567,525
Orlando Utilities Commission (RB) Series C
    5.250%, 10/01/22.................................................  1,000    1,119,150
Palm Beach County (RB)
    5.000%, 11/01/23.................................................    810      925,765
                                                                              -----------
TOTAL FLORIDA........................................................           8,727,427
                                                                              -----------
GEORGIA -- (3.9%)
Columbia County School District (GO) (ST AID WITHHLDG)
    5.000%, 04/01/20.................................................  1,305    1,345,559
Georgia State (GO) Series A
    5.000%, 07/01/26.................................................  1,200    1,465,716
Georgia State (GO) Series C
    5.000%, 07/01/19.................................................  2,000    2,011,160
Georgia State (GO) Series E
    5.000%, 12/01/21.................................................  3,000    3,257,730
    5.000%, 12/01/26.................................................  2,000    2,462,760
Georgia State (GO) Series F
    5.000%, 07/01/26.................................................  1,450    1,771,074
Georgia State (GO) Series I
    5.000%, 07/01/20.................................................  2,000    2,079,000
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
    5.000%, 10/01/23.................................................  3,455    3,954,558
                                                                              -----------
TOTAL GEORGIA........................................................          18,347,557
                                                                              -----------
HAWAII -- (2.8%)
City & County of Honolulu (GO) Series B
    5.000%, 10/01/23.................................................    150      171,345
    5.000%, 10/01/25.................................................    725      868,195
Hawaii County (GO) Series D
    5.000%, 09/01/20.................................................  1,375    1,436,462

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
HAWAII -- (Continued)
Hawaii State (GO)
            5.000%, 04/01/24.................................................  2,975  $ 3,437,583
Hawaii State (GO) Series DQ
            5.000%, 06/01/19.................................................    300      300,816
Hawaii State (GO) Series EE
            5.000%, 11/01/20.................................................  1,300    1,365,923
Hawaii State (GO) Series EO
            5.000%, 08/01/22.................................................  1,000    1,105,990
Hawaii State (GO) Series FE
            5.000%, 10/01/24.................................................  1,005    1,175,679
            5.000%, 10/01/25.................................................  2,790    3,341,053
                                                                                      -----------
TOTAL HAWAII.................................................................          13,203,046
                                                                                      -----------
INDIANA -- (0.6%)
Indiana University (RB) Series A
            5.000%, 06/01/21.................................................  2,755    2,946,831
                                                                                      -----------
IOWA -- (0.4%)
City of Davenport (GO) Series C
            4.000%, 06/01/24.................................................  1,410    1,564,762
Iowa Finance Authority (RB)
(currency)  5.000%, 08/01/20 (Pre-refunded @ $100, 8/1/19)...................    500      504,260
                                                                                      -----------
TOTAL IOWA...................................................................           2,069,022
                                                                                      -----------
KANSAS -- (1.4%)
City of Merriam (GO)
            5.000%, 10/01/25.................................................    800      959,088
City of Wichita (GO) Series 811
            5.000%, 06/01/22.................................................    550      605,935
Johnson County (GO) Series B
            5.000%, 09/01/22.................................................    650      721,272
Johnson County Unified School District No. 229 Blue Valley (GO) Series A
            5.000%, 10/01/26.................................................    225      275,472
Johnson County Unified School District No. 229 Blue Valley (GO) Series B
            5.000%, 10/01/23.................................................    750      857,070
Kansas State Department of Transportation (RB)
            5.000%, 09/01/26.................................................  1,000    1,218,520

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
KANSAS -- (Continued)
Saline County Unified School District No. 305 Salina (GO)
            5.000%, 09/01/20.................................................  1,900  $1,983,904
                                                                                      ----------
TOTAL KANSAS.................................................................          6,621,261
                                                                                      ----------
KENTUCKY -- (2.0%)
Kentucky State Economic Development Finance Authority (RB) Series A
(currency)  5.000%, 05/01/24 (Pre-refunded @ $100, 5/1/19)...................  2,300   2,300,000
Louisville & Jefferson County (RB)
            5.000%, 12/01/35.................................................  2,200   2,421,144
Louisville & Jefferson County (GO) Series B
            5.000%, 11/01/21.................................................  1,700   1,838,873
Louisville & Jefferson County Metropolitan Sewer District (RB) Series C
            5.000%, 05/15/23.................................................  1,850   2,085,375
Louisville Water Co. (RB) Series A
            4.000%, 11/15/21.................................................    800     846,752
                                                                                      ----------
TOTAL KENTUCKY...............................................................          9,492,144
                                                                                      ----------
LOUISIANA -- (0.4%)
Louisiana State (GO) Series C
            5.000%, 08/01/21.................................................  1,000   1,072,760
            5.000%, 08/01/23.................................................    500     566,240
                                                                                      ----------
TOTAL LOUISIANA..............................................................          1,639,000
                                                                                      ----------
MAINE -- (0.2%)
Maine State (GO) Series B
            5.000%, 06/01/23.................................................  1,000   1,131,900
                                                                                      ----------
MARYLAND -- (5.8%)
Anne County Arundel (GO)
            5.000%, 10/01/20.................................................    500     523,810
Baltimore County (GO)
            5.000%, 08/01/20.................................................    750     781,635
            5.000%, 08/01/22.................................................    600     663,798
            5.000%, 03/01/28.................................................  1,335   1,677,227
Carroll County (GO)
            5.000%, 11/01/21.................................................    550     595,771
City of Baltimore (GO) Series B
            5.000%, 10/15/27.................................................  2,025   2,518,270
Harford County (GO) Series A
            5.000%, 09/15/20.................................................    570     596,374

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
MARYLAND -- (Continued)
Howard County (GO) Series D
    5.000%, 02/15/24.................................................  1,300  $ 1,499,901
Maryland State (GO)
    5.000%, 06/01/22.................................................  1,175    1,294,133
    5.000%, 06/01/23.................................................  3,000    3,398,220
Maryland State (GO) Series B
    5.000%, 08/01/20.................................................  1,000    1,042,180
    4.000%, 08/01/23.................................................    850      931,251
    5.000%, 08/01/24.................................................  1,000    1,167,260
    5.000%, 08/01/27.................................................    500      622,550
Maryland State (GO) Series C
    5.000%, 08/01/20.................................................    700      729,526
    5.000%, 08/01/22.................................................  1,000    1,106,660
Montgomery County (GO) Series A
    5.000%, 11/01/24.................................................  2,000    2,349,020
Montgomery County (GO) Series B
    5.000%, 12/01/21.................................................    350      380,069
Montgomery County (GO) Series D
    3.000%, 11/01/23.................................................  3,000    3,171,300
Washington Suburban Sanitary Commission (GO)
    5.000%, 06/01/24.................................................    655      761,726
Worcester County (GO) Series B
    4.000%, 08/01/21.................................................  1,000    1,052,390
                                                                              -----------
TOTAL MARYLAND.......................................................          26,863,071
                                                                              -----------
MASSACHUSETTS -- (3.8%)
City of Lowell (GO) (ST AID WITHHLDG)
    4.000%, 09/01/23.................................................    250      273,228
City of Somerville (BAN)
    3.000%, 06/07/19.................................................  4,000    4,004,760
City of Springfield (GO) (ST AID WITHHLDG) Series C
    4.000%, 08/01/23.................................................    285      311,630
Commonwealth of Massachusetts (GO) Series A
    5.000%, 07/01/26.................................................  1,250    1,523,963
Commonwealth of Massachusetts (GO) Series B
    5.000%, 01/01/22.................................................  1,000    1,088,330
    5.000%, 08/01/22.................................................  1,165    1,289,655
Commonwealth of Massachusetts (GO) Series C
    5.000%, 08/01/20.................................................    100      104,205

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- -----------
                                                            (000)
 MASSACHUSETTS -- (Continued)
             5.000%, 10/01/21.............................  1,750  $ 1,890,875
             5.000%, 04/01/22.............................  1,275    1,397,872
 Commonwealth of Massachusetts (GO) (AGM) Series B
             5.250%, 09/01/24.............................    400      472,952
 Massachusetts Development Finance Agency (RB) Series I
 (currency)  6.750%, 01/01/36 (Pre-refunded @ $100,
             1/1/21)......................................  2,865    3,100,302
 Tantasqua Regional School District (GO)
             5.000%, 10/01/19.............................  1,360    1,379,366
 Town of Holbrook (GO)
             5.000%, 12/01/21.............................    755      818,662
                                                                   -----------
 TOTAL MASSACHUSETTS......................................          17,655,800
                                                                   -----------
 MICHIGAN -- (1.1%)
 Michigan State (GO) Series A
             5.000%, 12/01/24.............................  1,275    1,501,274
 Michigan State Trunk Line Revenue (RB) (AGM)
             5.500%, 11/01/21.............................  3,275    3,583,276
                                                                   -----------
 TOTAL MICHIGAN...........................................           5,084,550
                                                                   -----------
 MINNESOTA -- (3.8%)
 Bloomington Independent School District No. 271 (GO) (SD
   CRED PROG) Series A
             5.000%, 02/01/21.............................  1,100    1,164,746
 City of Rochester (GO) Series A
             5.000%, 02/01/20.............................    150      153,826
 City of Saint Paul (GO) Series A
             5.000%, 09/01/21.............................    400      431,016
 City of Saint Paul (GO) Series B
             5.000%, 11/01/20.............................    100      105,071
 Elk River Independent School District No. 728 (GO) (SD
   CRED PROG) Series A
             5.000%, 02/01/21.............................    520      550,514
 Elk River Independent School District No. 728 (GO) (SD
   CRED PROG) Series C
             5.000%, 02/01/21.............................  3,000    3,176,040

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- -----------
                                                            (000)
 MINNESOTA -- (Continued)
 Hennepin County (GO) Series B
             5.000%, 12/01/21.............................    350  $   380,163
 Housing & Redevelopment Authority of The City of Saint
   Paul Minnesota (RB) Series A1
 (currency)  5.250%, 11/15/29 (Pre- refunded @ $100,
               11/15/19)..................................  2,000    2,038,580
 Metropolitan Council (GO) Series B
             5.000%, 03/01/24.............................  1,295    1,493,886
 Minnesota State (GO) Series B
             5.000%, 10/01/19.............................    600      608,370
 Minnesota State (GO) Series D
             5.000%, 08/01/21.............................  2,000    2,147,820
 Minnesota State (GO) Series E
             5.000%, 08/01/22.............................    760      840,302
             4.000%, 10/01/22.............................  3,000    3,234,510
 Saint Paul Independent School District No. 625 (GO) (SD
   CRED PROG) Series B
             5.000%, 02/01/21.............................  1,425    1,508,619
                                                                   -----------
 TOTAL MINNESOTA..........................................          17,833,463
                                                                   -----------
 MISSISSIPPI -- (0.2%)
 Mississippi State (GO) Series C
             5.000%, 10/01/20.............................    950      994,688
                                                                   -----------
 MISSOURI -- (0.7%)
 Cass County Reorganized School District No. R-2 (GO) (ST
   AID DIR DEP)
             5.000%, 03/01/21.............................  1,110    1,177,377
 Columbia School District (GO) Series B
             5.000%, 03/01/25.............................  1,725    2,044,522
                                                                   -----------
 TOTAL MISSOURI...........................................           3,221,899
                                                                   -----------
 MONTANA -- (0.1%)
 City & County of Butte-Silver Bow (GO)
             4.000%, 07/01/21.............................    500      523,940
                                                                   -----------

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
                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
NEBRASKA -- (1.4%)
Lancaster County School District 001 (GO)
            5.000%, 01/15/21.................................    700  $  739,564
Metropolitan Utilities District of Omaha (RB)
            5.000%, 12/01/20.................................    300     315,852
Omaha School District (GO)
            5.000%, 12/15/25.................................  4,000   4,814,760
Southern Public Power District (RB)
            5.000%, 12/15/21.................................    400     433,684
                                                                      ----------
TOTAL NEBRASKA...............................................          6,303,860
                                                                      ----------
NEVADA -- (1.8%)
Clark County School District (GO) Series A
            5.000%, 06/15/21.................................  1,250   1,334,562
Clark County Water Reclamation District (GO) Series A
(currency)  5.250%, 07/01/34
              (Pre-refunded @ $100, 7/1/19)..................  2,320   2,334,036
Nevada State (GO) Series C
            5.000%, 11/01/24.................................    450     526,721
Nevada State (GO) Series D1
            5.000%, 03/01/22.................................    250     273,205
Washoe County School District (GO) Series A
            3.000%, 06/01/19.................................    550     550,622
Washoe County School District (GO) Series D
            5.000%, 06/01/21.................................  3,335   3,556,577
                                                                      ----------
TOTAL NEVADA.................................................          8,575,723
                                                                      ----------
NEW HAMPSHIRE -- (0.4%)
City of Dover (GO)
            3.000%, 06/15/20.................................    610     619,638
City of Nashua (GO)
            4.000%, 07/15/24.................................    770     858,342
New Hampshire State (GO) Series B
            5.000%, 06/01/19.................................    250     250,688
                                                                      ----------
TOTAL NEW HAMPSHIRE..........................................          1,728,668
                                                                      ----------
NEW JERSEY -- (2.0%)
City of Hoboken (GO)
            3.000%, 02/01/23.................................  2,000   2,084,380
            3.000%, 02/01/25.................................    910     962,116
Middlesex County (BAN)
            3.000%, 06/11/19.................................    950     951,216

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
NEW JERSEY -- (Continued)
Middlesex County (GO)
    4.000%, 01/15/21........................................  1,210  $1,261,062
Montville Township (GO)
    3.000%, 10/01/25........................................    500     537,360
Princeton (GO)
    3.000%, 09/15/24........................................  1,515   1,612,308
Township of Parsippany-Troy Hills (GO) Series ABCD
    2.000%, 09/15/21........................................  2,000   2,010,300
                                                                     ----------
TOTAL NEW JERSEY............................................          9,418,742
                                                                     ----------
NEW MEXICO -- (1.5%)
New Mexico State (GO) (ETM)
    5.000%, 03/01/21........................................  1,000   1,060,890
New Mexico State Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/27........................................  4,000   4,938,520
Santa Fe County (GO)
    5.000%, 07/01/22........................................    710     783,854
                                                                     ----------
TOTAL NEW MEXICO............................................          6,783,264
                                                                     ----------
NEW YORK -- (7.3%)
City of New York (GO) Series A
    5.000%, 08/01/24........................................  1,000   1,163,430
    5.000%, 08/01/24........................................  2,100   2,443,203
    5.000%, 08/01/25........................................  1,500   1,789,515
City of New York (GO) Series B
    5.000%, 08/01/19........................................    100     100,845
City of New York (GO) Series C
    5.000%, 08/01/22........................................    500     552,830
City of New York (GO) Series E
    5.000%, 08/01/19........................................    250     252,112
    5.000%, 08/01/19........................................  1,000   1,008,450
    5.000%, 08/01/21........................................    265     284,769
    5.000%, 08/01/22........................................  1,000   1,105,660
City of New York (GO) Series F
    5.000%, 08/01/21........................................    450     483,570
City of New York (GO) Series F-1
    5.000%, 06/01/21........................................  2,110   2,256,012
City of New York (GO) Series H
    5.000%, 08/01/22........................................  2,010   2,222,377

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
                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
NEW YORK -- (Continued)
Corning City School District (GO) (ST AID WITHHLDG)
            5.000%, 06/15/19................................    250  $  251,038
Kingston City School District (GO) (ST AID WITHHLDG)
            3.000%, 06/01/26................................  1,530   1,632,831
Long Island Power Authority (RB) (BHAC-CR) Series A
(currency)  6.000%, 05/01/33
              (Pre-refunded @ $100, 5/1/19).................    600     600,000
Metropolitan Transportation Authority (RB)
            5.000%, 11/15/25................................  1,275   1,505,086
Middle Country Central School District (GO) (ST AID
  WITHHLDG)
            2.000%, 08/15/21................................    400     404,060
Middletown City School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/20................................    760     764,279
New York State Dormitory Authority (RB) Series A
            5.000%, 03/15/21................................  1,000   1,062,550
            5.000%, 02/15/22................................  2,000   2,185,120
            5.000%, 03/15/23................................    600     677,196
            5.000%, 02/15/25................................    500     591,405
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/22................................    800     874,048
            5.000%, 02/15/24................................    300     346,002
New York State Dormitory Authority (RB) Series E
            5.000%, 02/15/21................................    100     105,979
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/20................................    810     834,025
            5.000%, 03/15/25................................    500     593,205
North Shore Central School District (GO) (ST AID WITHHLDG)
            2.000%, 12/15/23................................    315     319,879
Port Authority of New York & New Jersey (RB) Series 194
            5.000%, 10/15/19................................    465     472,356
Riverhead Central School District (GO) (ST AID WITHHLDG)
            2.000%, 10/15/22................................    540     548,932

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 NEW YORK -- (Continued)
 Triborough Bridge & Tunnel Authority (RB) Series B
     5.000%, 11/15/20......................................  4,700  $ 4,949,570
 Triborough Bridge & Tunnel Authority (RB) Series C
     4.000%, 11/15/27......................................  1,500    1,765,815
                                                                    -----------
 TOTAL NEW YORK............................................          34,146,149
                                                                    -----------
 NORTH CAROLINA -- (4.6%)
 City of Charlotte Water & Sewer System Revenue (RB)
     5.000%, 07/01/19......................................  3,000    3,016,980
 New Hanover County (GO)
     5.000%, 02/01/23......................................  1,550    1,742,138
 North Carolina Eastern Municipal Power Agency (RB)
   (NATL-IBC) (ETM) Series B
     6.000%, 01/01/22......................................  1,725    1,918,769
 North Carolina State (GO)
     5.000%, 06/01/25......................................  2,000    2,382,100
 North Carolina State (GO) Series A
     5.000%, 06/01/24......................................  2,200    2,557,302
 North Carolina State (GO) Series B
     5.000%, 06/01/25......................................  3,455    4,115,078
 North Carolina State (GO) Series C
     4.000%, 05/01/22......................................  1,530    1,637,421
     5.000%, 05/01/22......................................  1,950    2,143,752
 North Carolina State (GO) Series D
     4.000%, 06/01/23......................................    350      382,841
 Wake County (GO)
     5.000%, 09/01/21......................................  1,300    1,401,114
                                                                    -----------
 TOTAL NORTH CAROLINA......................................          21,297,495
                                                                    -----------
 NORTH DAKOTA -- (0.4%)
 City of West Fargo (GO) Series A
     5.000%, 05/01/24......................................  1,150    1,314,979
 North Dakota State University of Agriculture & Applied
   Science (RB)
     5.000%, 04/01/21......................................    500      531,030
                                                                    -----------
 TOTAL NORTH DAKOTA........................................           1,846,009
                                                                    -----------

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
OHIO -- (4.9%)
City of Columbus (GO) Series 3
    5.000%, 02/15/27.......................................  1,250  $ 1,540,050
City of Columbus (GO) Series A
    4.000%, 04/01/22.......................................  2,000    2,135,440
    3.000%, 07/01/22.......................................    835      870,554
    5.000%, 02/15/23.......................................  4,000    4,494,480
City of Columbus (GO) Series B
    5.000%, 02/15/23.......................................    475      533,720
City of Columbus (GO) Series A
    4.000%, 04/01/24.......................................  1,500    1,663,545
Hamilton County Sewer System Revenue (RB) Series A
    5.000%, 12/01/21.......................................    500      542,295
Ohio State (GO) Series A
    5.000%, 09/15/21.......................................    800      862,848
    5.000%, 08/01/22.......................................  1,000    1,106,330
    5.000%, 09/15/22.......................................  2,250    2,497,905
    5.000%, 02/01/24.......................................  2,820    3,243,451
Ohio State (GO) Series B
    5.000%, 08/01/21.......................................  1,000    1,074,600
    5.000%, 06/15/22.......................................    450      496,031
Ohio State Water Development Authority (RB) Series A
    5.000%, 06/01/21.......................................  1,550    1,657,926
                                                                    -----------
TOTAL OHIO.................................................          22,719,175
                                                                    -----------
OKLAHOMA -- (1.3%)
City of Oklahoma City (GO)
    4.000%, 03/01/23.......................................  1,680    1,826,580
    4.000%, 03/01/25.......................................  1,255    1,412,038
Tulsa County Independent School District No. 1 Tulsa (GO)
  Series B
    2.000%, 08/01/20.......................................  2,000    2,008,100
Tulsa County Independent School District No. 1 Tulsa (GO)
  Series C
    2.000%, 07/01/19.......................................  1,000    1,000,590
                                                                    -----------
TOTAL OKLAHOMA.............................................           6,247,308
                                                                    -----------
OREGON -- (1.5%)
City of McMinnville (GO)
    5.000%, 02/01/22.......................................    290      316,065

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 OREGON -- (Continued)
 City of Portland Water System Revenue (RB) Series A
     5.000%, 04/01/21.......................................  1,250  $1,330,263
 Lane County School District No. 4J Eugene (GO) (SCH BD GTY)
     3.000%, 06/15/25.......................................    940   1,007,172
     5.000%, 06/15/28.......................................  2,500   3,150,700
 Oregon State (GO) Series E
     5.000%, 08/01/21.......................................    410     440,680
 Oregon State (GO) Series F
     3.000%, 05/01/20.......................................    750     760,643
 Oregon State (GO) Series L
     5.000%, 11/01/19.......................................    200     203,394
                                                                     ----------
 TOTAL OREGON...............................................          7,208,917
                                                                     ----------
 PENNSYLVANIA -- (0.5%)
 Berks County (GO)
     5.000%, 11/15/22.......................................    445     496,206
 Commonwealth of Pennsylvania (GO) Series REF
     5.000%, 07/01/21.......................................    550     588,451
     5.000%, 07/01/22.......................................  1,025   1,128,289
                                                                     ----------
 TOTAL PENNSYLVANIA.........................................          2,212,946
                                                                     ----------
 RHODE ISLAND -- (0.6%)
 Rhode Island State (GO) Series A
     5.000%, 08/01/19.......................................  1,800   1,815,120
                                                                     ----------
     5.000%, 08/01/21.......................................  1,000   1,074,370
                                                                     ----------
 TOTAL RHODE ISLAND.........................................          2,889,490
                                                                     ----------
 SOUTH CAROLINA -- (2.5%)
 Aiken County Consolidated School District (GO) (SCSDE)
   Series A
     5.000%, 03/01/20.......................................    770     791,883
 Anderson County School District No. 4 (GO) (SCSDE) Series A
     5.000%, 03/01/21.......................................    500     530,815
 City of North Charleston (GO) (ST AID WITHHLDG)
     5.000%, 06/01/21.......................................    500     534,855
 Clemson University (RB) Series B
     5.000%, 05/01/25.......................................    750     890,152
 Richland County (GO) (ST AID WITHHLDG) Series A
     5.000%, 03/01/22.......................................  1,085   1,187,598

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 SOUTH CAROLINA -- (Continued)
 Richland County (GO) (ST AID WITHHLDG) Series B
             5.000%, 03/01/25..............................    535  $   634,751
 Richland County School District No. 2 (GO) (SCSDE)
             5.000%, 03/01/20..............................    500      514,210
             5.000%, 03/01/21..............................  1,235    1,311,113
 Richland County School District No. 2 (GO) (SCSDE)
   Series A
             5.000%, 02/01/20..............................    600      615,348
 York County (GO) (ST AID WITHHLDG)
             5.000%, 04/01/24..............................  4,195    4,864,480
                                                                    -----------
 TOTAL SOUTH CAROLINA......................................          11,875,205
                                                                    -----------
 TENNESSEE -- (3.7%)
 Blount County (GO) Series B
             5.000%, 06/01/22..............................  2,635    2,900,476
 City of Clarksville Water Sewer & Gas Revenue (RB)
             5.000%, 02/01/20..............................    565      579,368
 City of Knoxville Wastewater System Revenue (RB) Series B
             4.000%, 04/01/22..............................    310      330,720
 City of Memphis (GO) Series A
             5.000%, 04/01/25..............................  1,250    1,480,650
 Hamilton County (GO) Series B
             5.000%, 03/01/22..............................  1,735    1,898,558
 Metropolitan Government of Nashville & Davidson County
   (GO)
             5.000%, 07/01/22..............................    650      717,613
 Metropolitan Government of Nashville & Davidson County
   (GO) Series A
             5.000%, 01/01/22..............................    615      669,151
 (currency)  5.000%, 07/01/25
               (Pre-refunded @ $100, 7/1/20)...............  3,000    3,116,730
             5.000%, 07/01/25..............................  2,325    2,770,005
 Sullivan County (GO) Series A
             5.000%, 04/01/21..............................    450      478,719
 Sumner County (GO)
             5.000%, 12/01/21..............................    230      249,700
             5.000%, 12/01/22..............................    640      714,054

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 TENNESSEE -- (Continued)
 Town of Collierville (GO) Series A
             5.000%, 01/01/21..............................  1,095  $ 1,156,419
                                                                    -----------
 TOTAL TENNESSEE...........................................          17,062,163
                                                                    -----------
 TEXAS -- (14.2%)
 Austin Independent School District (GO) Series B
             5.000%, 08/01/20..............................  2,410    2,510,714
 Bexar County (GO)
             5.000%, 06/15/20..............................    500      518,835
             5.000%, 06/15/21..............................  1,275    1,364,836
 City of Dallas (GO) Series A
             5.000%, 02/15/21..............................    500      529,165
 City of Fort Worth Water & Sewer System Revenue (RB)
             5.000%, 02/15/21..............................  1,745    1,848,374
 City of Fort Worth Water & Sewer System Revenue (RB)
   Series A
             5.000%, 02/15/25..............................  1,930    2,272,189
 City of Garland (GO) Series A
             5.000%, 02/15/24..............................    200      229,562
 City of Houston Combined Utility System Revenue (RB) (AGC)
 (currency)  5.375%, 11/15/38 (Pre-refunded @ $100,
               5/15/19)....................................  5,000    5,006,750
 City of San Antonio Electric & Gas Systems Revenue (RB)
   (ETM)
             5.000%, 02/01/21..............................    700      740,705
 City of San Antonio Electric & Gas Systems Revenue (RB)
             5.000%, 02/01/22..............................  3,360    3,659,141
 Cypress-Fairbanks Independent School District (GO)
   (PSF-GTD)
             5.000%, 02/15/21..............................    790      836,800
 Dallas Independent School District (GO) (PSF-GTD) Series A
             5.000%, 08/15/24..............................  3,250    3,790,085
 El Paso Independent School District (GO) (PSF-GTD)
             5.000%, 08/15/24..............................    500      582,265

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
                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 TEXAS -- (Continued)
 Fort Bend Independent School District (GO) (PSF-GTD)
   Series C
     5.000%, 02/15/24.......................................  1,275  $1,465,982
 Fort Worth Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/26.......................................    445     535,397
 Grapevine-Colleyville Independent School District (GO)
   (PSF-GTD)
     2.000%, 08/15/19.......................................  1,500   1,501,845
 Harris County (GO) Series A
     5.000%, 10/01/19.......................................  1,000   1,013,910
 Highland Park Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/20.......................................  1,500   1,539,645
 Highland Park Independent School District (GO)
     5.000%, 02/15/23.......................................  2,000   2,242,540
 Houston Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/24.......................................  2,000   2,301,560
 Houston Independent School District (GO) (PSF-GTD) Series A
     5.000%, 02/15/26.......................................    750     902,355
 Humble Independent School District (GO) (PSF-GTD) Series B
     5.000%, 02/15/20.......................................  1,000   1,026,430
 Katy Independent School District (GO) (PSF-GTD) Series A
     5.000%, 02/15/20.......................................    750     769,823
     5.000%, 02/15/21.......................................    400     423,696
 McAllen Independent School District (GO) (PSF-GTD) Series A
     5.000%, 02/15/22.......................................  2,725   2,972,512
 Northwest Independent School District (GO) (PSF-GTD)
   Series A
     5.000%, 02/15/24.......................................  1,000   1,148,800
 Permanent University Fund - University of Texas System
   (RB) Series B
     5.000%, 07/01/20.......................................  2,875   2,988,562

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 TEXAS -- (Continued)
 San Antonio Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/20......................................    400  $   410,572
 Texas State (GO)
     5.000%, 10/01/22......................................  1,140    1,265,605
     5.000%, 10/01/23......................................    375      427,504
 Texas State (GO) Series A
     5.000%, 10/01/21......................................  1,300    1,403,688
     5.000%, 04/01/25......................................  2,185    2,581,446
     5.000%, 10/01/25......................................  2,465    2,945,256
 Texas Transportation Commission State Highway Fund (RB)
   Series A
     5.000%, 10/01/19......................................  1,000    1,014,080
 University of Texas System (The) (RB) Series C
     5.000%, 08/15/24......................................  1,000    1,165,630
 University of Texas System (The) (RB) Series D
     5.000%, 08/15/21......................................    615      661,365
 University of Texas System (The) (RB) Series J
     5.000%, 08/15/25......................................  3,000    3,580,200
 Williamson County (GO)
     5.000%, 02/15/21......................................  5,640    5,978,231
                                                                    -----------
 TOTAL TEXAS...............................................          66,156,055
                                                                    -----------
 UTAH -- (2.3%)
 Alpine School District (GO) (SCH BD GTY)
     5.000%, 03/15/21......................................    550      584,403
 Central Utah Water Conservancy District (RB) Series A
     5.000%, 10/01/20......................................    450      471,429
 Davis School District (GO) (SCH BD GTY) Series B
     5.000%, 06/01/23......................................  2,445    2,768,522
 Salt Lake County (GO) Series B
     5.000%, 12/15/24......................................  1,600    1,884,784
 Snyderville Basin Special Recreation District (GO)
   Series B
     4.000%, 12/15/20......................................    540      560,806
 State of Utah (GO)
     5.000%, 07/01/22......................................  1,045    1,154,391
 Utah State (GO)
     5.000%, 07/01/22......................................    800      883,744

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
UTAH -- (Continued)
    5.000%, 07/01/24.....................................    2,000  $ 2,330,740
                                                                    -----------
TOTAL UTAH...............................................            10,638,819
                                                                    -----------
VERMONT -- (0.2%)
Vermont State (GO) Series B
    5.000%, 08/15/23.....................................    1,000    1,139,370
                                                                    -----------
VIRGINIA -- (3.2%)
City of Hampton (GO) (ST AID WITHHLDG) Series B
    5.000%, 09/01/21.....................................      840      905,537
    5.000%, 09/01/22.....................................      475      527,245
City of Richmond (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/20.....................................    1,635    1,681,467
City of Richmond (GO) (ST AID WITHHLDG) Series B
    5.000%, 07/15/22.....................................    1,065    1,178,859
Commonwealth of Virginia (GO) Series A
    5.000%, 06/01/25.....................................    1,430    1,709,594
Loudoun County (GO) (ST AID WITHHLDG) Series A
    5.000%, 12/01/22.....................................    4,620    5,164,837
    5.000%, 12/01/22.....................................    1,225    1,369,464
Loudoun County (GO) (ST AID WITHHLDG) Series B
    5.000%, 12/01/20.....................................      550      579,331
Pittsylvania County (GO) (ST AID WITHHLDG)
    5.000%, 02/01/21.....................................    1,830    1,936,744
                                                                    -----------
TOTAL VIRGINIA...........................................            15,053,078
                                                                    -----------
WASHINGTON -- (6.9%)
City of Marysville Water & Sewer Revenue (RB)
    5.000%, 04/01/20.....................................      755      778,329
City of Seattle Drainage & Wastewater Revenue (RB)
    5.000%, 09/01/20.....................................    1,500    1,567,455
    5.000%, 04/01/21.....................................      445      473,489
City of Seattle Municipal Light & Power Revenue (RB)
    5.000%, 09/01/20.....................................      650      678,964
County of Kitsap WA (GO)
    5.000%, 06/01/21.....................................    1,455    1,555,060
King County (GO) Series A
    5.000%, 07/01/20.....................................      265      275,468
King County (GO) Series E
    5.000%, 12/01/25.....................................    1,275    1,532,512

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
WASHINGTON -- (Continued)
King County School District No. 405 Bellevue (GO) (SCH BD
  GTY) Series A
            5.000%, 12/01/20..............................    1,350  $1,421,779
King County School District No. 411 Issaquah (GO) (SCH BD
  GTY)
            5.000%, 12/01/23..............................    1,440   1,652,717
King County School District No. 414 Lake Washington (GO)
  (SCH BD GTY)
            5.000%, 12/01/22..............................    2,000   2,233,640
King County Sewer Revenue (RB)
            5.000%, 01/01/21..............................      585     617,614
King County Sewer Revenue (RB) Series B
            5.000%, 07/01/22..............................    1,165   1,285,810
            5.000%, 07/01/25..............................    1,305   1,553,094
Snohomish County School District No. 6 Mukilteo (GO) (SCH
  BD GTY)
            5.000%, 12/01/25..............................    2,000   2,403,940
Spokane County (GO)
            5.000%, 12/01/20..............................      450     473,926
Tacoma Metropolitan Park District (GO) Series B
            5.000%, 12/01/21..............................      350     379,326
Washington Health Care Facilities Authority (RB)
(currency)  5.625%, 10/01/38 (Pre- refunded @ $100,
              10/1/19)....................................    1,000   1,016,640
Washington State (GO)
            5.000%, 08/01/25..............................    2,500   2,984,175
Washington State (GO) Series 2013A
            5.000%, 08/01/21..............................      200     214,920
Washington State (GO) Series 2017-A
            5.000%, 08/01/26..............................    1,675   2,040,334
Washington State (GO) Series A
            5.000%, 08/01/21..............................      800     859,680
Washington State (GO) Series B
            5.000%, 07/01/20..............................      325     337,763
            5.000%, 07/01/25..............................      475     565,915
Washington State (GO) Series C
            5.000%, 02/01/20..............................    1,320   1,353,370
            5.000%, 02/01/23..............................      500     560,620

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
WASHINGTON -- (Continued)
Washington State (GO) Series R-2012C
    4.000%, 07/01/21......................................      100  $   105,072
Washington State (GO) Series R-2013A
    5.000%, 07/01/21......................................    1,520    1,629,288
Washington State (GO) Series R-2018D
    5.000%, 08/01/25......................................    1,365    1,629,360
                                                                     -----------
TOTAL WASHINGTON..........................................            32,180,260
                                                                     -----------
WEST VIRGINIA -- (0.6%)
Jefferson County Board of Education (GO) (WV BD COMM)
    4.000%, 05/01/20......................................      250      256,013
West Virginia State (GO)
    4.000%, 11/01/20......................................    1,975    2,044,243
West Virginia State (GO) Series A
    5.000%, 06/01/19......................................      550      551,496
                                                                     -----------
TOTAL WEST VIRGINIA.......................................             2,851,752
                                                                     -----------
WISCONSIN -- (3.3%)
City of Janesville (GO)
    3.000%, 03/01/24......................................    2,000    2,108,960
City of Madison Water Utility Revenue (RB)
    5.000%, 01/01/21......................................    1,000    1,055,420
City of Milwaukee (GO) Series N3
    5.000%, 05/15/20......................................    1,000    1,034,790
Germantown School District (GO) Series A
    5.000%, 04/01/27......................................    1,000    1,234,950

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
WISCONSIN -- (Continued)
Milwaukee County (GO) Series E
    2.000%, 12/01/20.....................................    1,060  $  1,066,424
Milwaukee County Metropolitan Sewer District (GO)
  Series A
    5.000%, 10/01/25.....................................    2,635     3,155,439
Oak Creek Franklin Joint School District (GO) Series B
    3.000%, 04/01/20.....................................      630       638,083
Wisconsin State (GO) Series 1
    5.000%, 05/01/19.....................................      500       500,000
Wisconsin State (GO) Series 2
    5.000%, 11/01/20.....................................      600       630,150
    5.000%, 11/01/22.....................................    1,400     1,558,900
Wisconsin State (GO) Series 3
    5.000%, 11/01/22.....................................    1,875     2,087,812
Wisconsin State (GO) Series B
    5.000%, 05/01/21.....................................      400       426,464
                                                                    ------------
TOTAL WISCONSIN..........................................             15,497,392
                                                                    ------------
TOTAL MUNICIPAL BONDS....................................            467,008,772
                                                                    ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $463,304,918)....................................           $467,008,772
                                                                    ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Municipal Bonds......................   --    $467,008,772   --    $467,008,772
                                        --    ------------   --    ------------
TOTAL................................   --    $467,008,772   --    $467,008,772
                                        ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
MUNICIPAL BONDS -- (99.1%)

ALABAMA -- (0.9%)
Alabama State (GO) Series A
            5.000%, 08/01/19.................................................    1,925  $ 1,941,170
            5.000%, 08/01/19.................................................    8,500    8,571,400
            5.000%, 08/01/20.................................................    5,495    5,726,065
            5.000%, 08/01/21.................................................    1,450    1,558,503
            5.000%, 08/01/21.................................................    6,030    6,481,225
                                                                                        -----------
TOTAL ALABAMA................................................................            24,278,363
                                                                                        -----------
ALASKA -- (0.3%)
Alaska State (GO) Series B
            5.000%, 08/01/20.................................................    3,920    4,079,858
City of Koyukuk (RB)
(currency)  7.750%, 10/01/41 (Pre-refunded @ $100, 10/1/19)..................    4,650    4,766,017
                                                                                        -----------
TOTAL ALASKA.................................................................             8,845,875
                                                                                        -----------
ARIZONA -- (1.6%)
Arizona State Transportation Board (RB)
            5.000%, 07/01/19.................................................   14,730   14,812,193
            5.000%, 07/01/20.................................................    5,000    5,197,500
City of Phoenix (GO)
            5.000%, 07/01/19.................................................    3,000    3,016,680
            4.000%, 07/01/20.................................................    1,085    1,115,272
            4.000%, 07/01/21.................................................    5,970    6,272,798
Madison Elementary School District No. 38 (GO) Series A
            2.000%, 07/01/20.................................................    1,400    1,406,580
Maricopa County Community College District (GO)
            3.000%, 07/01/20.................................................    6,505    6,612,528
Maricopa County School District No. 3 Tempe Elementary (GO)
            3.000%, 07/01/21.................................................    1,410    1,450,735
                                                                                        -----------
TOTAL ARIZONA................................................................            39,884,286
                                                                                        -----------
ARKANSAS -- (0.8%)
Arkansas State (GO)
            5.000%, 04/01/21.................................................    4,300    4,574,426
            5.000%, 04/01/21.................................................    6,495    6,909,511
            5.000%, 06/15/21.................................................    8,730    9,345,116
                                                                                        -----------
TOTAL ARKANSAS...............................................................            20,829,053
                                                                                        -----------


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
CALIFORNIA -- (1.7%)
California State (GO)
            2.000%, 11/01/19.................................................      695  $   697,161
            5.000%, 10/01/21.................................................    2,215    2,394,415
City of Los Angeles CA (RN)
            4.000%, 06/27/19.................................................   27,000   27,093,150
County of Riverside CA (RN)
            4.000%, 06/28/19.................................................   10,000   10,034,000
Los Angeles Unified School District (GO) Series A
            5.000%, 07/01/19.................................................    1,000    1,005,680
Oakland Unified School District (GO) Series A
(currency)  6.125%, 08/01/29 (Pre-refunded @ $100, 8/1/19)...................    3,595    3,636,738
                                                                                        -----------
TOTAL CALIFORNIA.............................................................            44,861,144
                                                                                        -----------
COLORADO -- (2.1%)
Board of Water Commissioners City & County of Denver (The) (RB) Series B
            5.000%, 09/15/19.................................................    2,060    2,085,956
City & County of Denver (GO) Series A
            5.000%, 08/01/19.................................................   15,000   15,127,500
            5.000%, 08/01/20.................................................    4,920    5,127,526
City & County of Denver (GO) Series B
            5.000%, 08/01/19.................................................    4,000    4,034,000
Colorado State (RN)
            5.000%, 06/26/19.................................................   20,000   20,097,800
Colorado State Education Loan Program (RN) Series B
            3.000%, 06/27/19.................................................    6,150    6,161,685
Weld County School District No. RE-4 (GO) (ST INTERCEPT)
            4.000%, 12/01/22.................................................    1,000    1,080,000
                                                                                        -----------
TOTAL COLORADO...............................................................            53,714,467
                                                                                        -----------
CONNECTICUT -- (0.8%)
City of Middletown (GO)
            5.000%, 04/01/21.................................................    1,905    2,035,169

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
CONNECTICUT -- (Continued)
Connecticut State (GO) Series A
            5.000%, 10/15/19.................................................    5,350  $ 5,428,966
Town of Greenwich (BAN)
            3.000%, 01/16/20.................................................   12,800   12,930,048
                                                                                        -----------
TOTAL CONNECTICUT............................................................            20,394,183
                                                                                        -----------
DELAWARE -- (0.5%)
Delaware State (GO) Series A
            5.000%, 07/01/19.................................................    1,900    1,910,640
            5.000%, 08/01/19.................................................    5,745    5,793,545
Delaware State (GO) Series B
            5.000%, 07/01/19.................................................    1,195    1,201,692
            5.000%, 02/01/20.................................................    2,755    2,825,060
                                                                                        -----------
TOTAL DELAWARE...............................................................            11,730,937
                                                                                        -----------
DISTRICT OF COLUMBIA -- (0.1%)
District of Columbia (GO) Series A
            5.000%, 06/01/20.................................................    2,320    2,404,146
                                                                                        -----------
FLORIDA -- (1.9%)
Florida State (GO) Series A
            5.000%, 06/01/20.................................................    2,850    2,954,595
Florida State (GO) Series B
            5.000%, 06/01/20.................................................    1,000    1,036,700
Florida State Board of Education (GO)
            5.000%, 07/01/19.................................................    2,045    2,056,554
Florida State Board of Education (GO) Series A
            5.000%, 06/01/19.................................................   10,100   10,127,674
            5.000%, 06/01/19.................................................   19,310   19,362,910
            5.000%, 01/01/21.................................................    2,340    2,470,853
Florida State Board of Education (GO) Series B
            5.000%, 06/01/19.................................................    3,500    3,509,590
Orange County Water Utility System Revenue (RB)
            5.000%, 10/01/21.................................................    2,500    2,702,500
Tampa Bay Water (RB)
            5.000%, 10/01/20.................................................    2,000    2,094,380
(currency)  5.000%, 10/01/25 (Pre-refunded @ $100, 10/1/20)..................    2,160    2,260,375
                                                                                        -----------
TOTAL FLORIDA................................................................            48,576,131
                                                                                        -----------
GEORGIA -- (2.6%)
Cobb County (GO)
            5.000%, 01/01/21.................................................    3,710    3,918,094
            5.000%, 01/01/22.................................................      500      544,575

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
GEORGIA -- (Continued)
Forsyth County School District (GO)
            5.000%, 02/01/20.................................................    3,525  $ 3,615,170
Gainesville & Hall County Hospital Authority (RB)
(currency)  5.500%, 02/15/45 (Pre-refunded @ $100, 2/15/20)..................   11,575   11,923,176
Georgia State (GO) Series A
            5.000%, 07/01/19.................................................    7,350    7,391,013
Georgia State (GO) Series A-1
            5.000%, 02/01/20.................................................    5,780    5,926,985
Georgia State (GO) Series C
            5.000%, 07/01/19.................................................    2,000    2,011,160
Georgia State (GO) Series E
            5.000%, 12/01/19.................................................    6,200    6,322,698
Georgia State (GO) Series E-1
            4.500%, 07/01/19.................................................    6,890    6,922,865
Georgia State (GO) Series F
            5.000%, 07/01/20.................................................    5,000    5,197,500
            5.000%, 01/01/21.................................................    2,330    2,460,294
Georgia State (GO) Series I
            5.000%, 07/01/20.................................................    1,890    1,964,655
Gwinnett County School District (GO)
            4.000%, 02/01/20.................................................    8,750    8,909,162
                                                                                        -----------
TOTAL GEORGIA................................................................            67,107,347
                                                                                        -----------
HAWAII -- (2.9%)
City & County of Honolulu (GO) Series B
            5.000%, 11/01/19.................................................    8,000    8,134,960
Hawaii County (GO) Series C
            5.000%, 09/01/19.................................................    3,625    3,665,600
Hawaii State (GO) Series DR
            5.000%, 06/01/19.................................................    9,725    9,751,452
Hawaii State (GO) Series EF
            5.000%, 11/01/19.................................................   23,455   23,850,686
            5.000%, 11/01/21.................................................    5,500    5,954,905
Hawaii State (GO) Series EH
            5.000%, 08/01/19.................................................    4,410    4,446,912
Hawaii State (GO) Series EL
            5.000%, 08/01/19.................................................    1,160    1,169,709
Hawaii State (GO) Series EO
            4.000%, 08/01/20.................................................    1,990    2,049,700
            5.000%, 08/01/22.................................................    6,000    6,635,940
Hawaii State (GO) Series EZ
            5.000%, 10/01/19.................................................    1,520    1,541,341

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
HAWAII -- (Continued)
University of Hawaii (RB) Series A
(currency)  6.000%, 10/01/38 (Pre-refunded @ $100, 10/1/19)..................    7,000  $ 7,128,730
                                                                                        -----------
TOTAL HAWAII.................................................................            74,329,935
                                                                                        -----------
IDAHO -- (0.4%)
Idaho State (TAN)
            4.000%, 06/28/19.................................................   11,000   11,037,730
                                                                                        -----------
IOWA -- (0.2%)
Iowa Finance Authority (RB)
(currency)  5.000%, 08/01/20 (Pre-refunded @ $100, 8/1/19)...................    2,535    2,556,598
(currency)  5.000%, 08/01/21 (Pre-refunded @ $100, 8/1/19)...................    1,560    1,573,291
                                                                                        -----------
TOTAL IOWA...................................................................             4,129,889
                                                                                        -----------
KANSAS -- (0.7%)
City of Topeka (BAN) Series A
            5.000%, 10/01/19.................................................   10,000   10,139,200
City of Wichita (GO) Series A
            5.000%, 12/01/19.................................................    3,960    4,038,131
Kansas State Department of Transportation (RB) Series C
            5.000%, 09/01/19.................................................    4,975    5,031,068
                                                                                        -----------
TOTAL KANSAS.................................................................            19,208,399
                                                                                        -----------
KENTUCKY -- (0.3%)
Kentucky State Economic Development Finance Authority (RB) Series A
(currency)  5.000%, 05/01/24 (Pre-refunded @ $100, 5/1/19)...................    1,000    1,000,000
Louisville & Jefferson County (RB)
            5.000%, 12/01/35.................................................    1,675    1,843,371
Louisville & Jefferson County Metropolitan Government (GO) Series A
            5.000%, 12/01/19.................................................    4,095    4,175,303
                                                                                        -----------
TOTAL KENTUCKY...............................................................             7,018,674
                                                                                        -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
LOUISIANA -- (0.2%)
Louisiana State (GO) Series C
    5.000%, 08/01/21.................................................    5,000  $ 5,363,800
                                                                                -----------
MARYLAND -- (7.8%)
Anne Arundel County (GO)
    5.000%, 10/01/19.................................................    3,000    3,043,350
Anne County Arundel (GO)
    3.000%, 10/01/19.................................................    3,900    3,924,336
    5.000%, 10/01/19.................................................    2,400    2,434,680
    5.000%, 04/01/20.................................................    4,410    4,546,666
    5.000%, 10/01/20.................................................    1,790    1,875,240
    5.000%, 04/01/21.................................................   12,740   13,555,615
Baltimore County (GO)
    5.000%, 08/01/19.................................................    3,000    3,025,260
    5.000%, 03/01/20.................................................    1,850    1,902,281
    5.000%, 03/01/20.................................................    3,510    3,609,193
Baltimore County (BAN)
    4.000%, 03/19/20.................................................   20,000   20,424,400
Harford County (GO) Series B
    5.000%, 02/01/20.................................................    2,650    2,717,390
Maryland State (GO)
    4.500%, 08/01/20.................................................    4,015    4,159,660
    5.000%, 06/01/19.................................................    3,000    3,008,220
Maryland State (GO) Series A
    5.000%, 08/01/19.................................................   20,000   20,168,400
    5.000%, 03/01/20.................................................    1,980    2,035,955
Maryland State (GO) Series B
    5.000%, 08/01/19.................................................   11,500   11,596,830
    5.000%, 03/15/20.................................................    3,590    3,696,156
    5.000%, 08/01/20.................................................    8,425    8,780,366
    5.000%, 08/01/20.................................................    5,000    5,210,900
Maryland State (GO) Series C
    5.000%, 08/01/19.................................................    2,000    2,016,840
    5.000%, 11/01/19.................................................    4,000    4,067,880
    5.000%, 08/01/20.................................................    8,810    9,181,606
Maryland State Department of Transportation (RB)
    5.500%, 06/01/19.................................................    6,275    6,294,703
    5.000%, 12/15/19.................................................   15,745   16,077,377
Montgomery County (GO)
    5.000%, 07/01/20.................................................    3,615    3,758,226
Montgomery County (GO) Series A
    5.000%, 11/01/19.................................................    1,400    1,423,828
Montgomery County (GO) Series B
    5.000%, 06/01/19.................................................    7,725    7,746,244
    5.000%, 12/01/19.................................................    7,475    7,623,379
    5.000%, 12/01/21.................................................    4,000    4,343,640
Prince County George's (GO) Series C
    5.000%, 08/01/20.................................................    6,980    7,273,509

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
MARYLAND -- (Continued)
Prince George's County (GO) Series B
    4.000%, 03/01/20.................................................    9,780  $  9,975,209
Talbot County (GO)
    2.000%, 12/15/21.................................................    1,330     1,340,560
                                                                                ------------
TOTAL MARYLAND.......................................................            200,837,899
                                                                                ------------
MASSACHUSETTS -- (7.1%)
City of New Bedford (BAN)
    2.750%, 05/03/19.................................................    1,000     1,000,030
City of Quincy (BAN)
    3.000%, 07/12/19.................................................   10,000    10,025,600
    3.250%, 01/17/20.................................................   15,000    15,179,400
City of Quincy (BAN) Series A
    3.000%, 06/14/19.................................................    5,000     5,007,950
City of Somerville (BAN)
    3.000%, 06/07/19.................................................   40,000    40,047,600
City of Springfield (GO) (ST AID WITHHLDG)
    5.000%, 09/01/21.................................................    4,240     4,568,769
Commonwealth of Massachusetts (GO) Series A
    5.000%, 04/01/20.................................................   10,000    10,309,900
    5.000%, 05/01/21.................................................   10,000    10,669,100
Commonwealth of Massachusetts (GO) Series B
    5.000%, 07/01/19.................................................    5,000     5,027,800
Commonwealth of Massachusetts (GO) Series C
    4.000%, 09/01/19.................................................    4,475     4,510,621
    5.000%, 04/01/20.................................................    2,700     2,783,673
    5.000%, 08/01/20.................................................   18,500    19,277,925
    5.000%, 10/01/21.................................................    8,000     8,644,000
Commonwealth of Massachusetts (GO) (AGM) Series B
    5.250%, 09/01/21.................................................    2,405     2,606,924
Commonwealth of Massachusetts (GO) (AMBAC) Series D
    5.500%, 10/01/19.................................................    6,970     7,082,426
Massachusetts Bay Transportation Authority (RB) Series A
    5.250%, 07/01/19.................................................    3,115     3,133,659
Massachusetts Clean Water Trust (The) (RB)
    5.000%, 08/01/20.................................................    5,830     6,078,125

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
MASSACHUSETTS -- (Continued)
Massachusetts Development Finance Agency (RB) Series A
(currency)  5.750%, 07/01/39 (Pre-refunded @ $100, 7/1/19)...................    9,990  $ 10,058,631
Massachusetts Health & Educational Facilities Authority (RB)
(currency)  5.000%, 07/01/39 (Pre-refunded @ $100, 7/1/19)...................    4,160     4,183,130
Town of Marshfield (BAN)
            3.000%, 07/26/19.................................................    5,000     5,014,200
Town of Plymouth (BAN) Series B
            3.000%, 06/14/19.................................................    7,209     7,218,876
                                                                                        ------------
TOTAL MASSACHUSETTS..........................................................            182,428,339
                                                                                        ------------
MICHIGAN -- (0.5%)
Michigan State (GO)
            5.000%, 11/01/19.................................................   13,000    13,222,560
                                                                                        ------------
MINNESOTA -- (4.4%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................    1,290     1,365,929
Chaska Independent School District No. 112 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................      590       624,621
City of Minneapolis (GO)
            2.000%, 12/01/19.................................................    3,690     3,699,336
            4.000%, 12/01/19.................................................    3,435     3,483,434
            5.000%, 12/01/19.................................................    1,300     1,325,805
            5.000%, 12/01/19.................................................    6,545     6,674,918
City of Saint Cloud (RB) Series A
(currency)  5.125%, 05/01/30 (Pre-refunded @ $100, 5/1/20)...................      950       982,519
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................    1,000     1,058,680
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series C
            5.000%, 02/01/20.................................................    5,000     5,127,900

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
                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
MINNESOTA -- (Continued)
            5.000%, 02/01/21.................................................    2,000  $  2,117,360
Hennepin County (GO) Series B
            5.000%, 12/01/21.................................................      650       706,017
Hennepin County Sales Tax Revenue (RB)
            5.000%, 12/15/19.................................................      345       352,304
Housing & Redevelopment Authority of The City of Saint Paul Minnesota (RB)
  Series A1
(currency)  5.250%, 11/15/29 (Pre-refunded @ $100, 11/15/19).................    2,210     2,252,631
Minnesota State (GO) Series A
            5.000%, 08/01/19.................................................    4,925     4,965,976
            5.000%, 08/01/19.................................................      205       206,706
            5.000%, 08/01/19.................................................    6,775     6,831,368
            5.000%, 08/01/20.................................................    1,000     1,041,670
            5.000%, 08/01/20.................................................    3,000     3,125,010
Minnesota State (GO) Series B
            5.000%, 08/01/19.................................................    4,425     4,461,816
            5.000%, 10/01/19.................................................    2,120     2,149,574
            4.000%, 08/01/20.................................................    8,800     9,058,456
Minnesota State (GO) Series D
            5.000%, 08/01/19.................................................   19,750    19,914,320
            5.000%, 08/01/20.................................................      740       770,836
            5.000%, 08/01/20.................................................    6,330     6,593,771
            5.000%, 08/01/21.................................................    7,230     7,764,369
Minnesota State (GO) Series E
            2.000%, 08/01/19.................................................      725       725,703
Minnesota State (GO) Series F
            5.000%, 10/01/19.................................................   10,075    10,215,546
Minnesota State (GO) (ETM) Series D
            5.000%, 08/01/20.................................................       10        10,410
Osseo Independent School District No. 279 (GO) (SD CRED PROG) Series C
            5.000%, 02/01/21.................................................    4,650     4,922,862
Watertown-Mayer Independent School District No. 111 (GO) (SD CRED PROG)
  Series B
            4.000%, 02/01/20.................................................    1,610     1,638,674
                                                                                        ------------
TOTAL MINNESOTA..............................................................            114,168,521
                                                                                        ------------

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
MISSOURI -- (0.9%)
Clayton School District (GO)
            5.000%, 03/01/20.................................................    3,115  $ 3,203,279
Jackson County Reorganized School District No. 7 (GO)
            3.000%, 03/01/21.................................................    2,375    2,435,586
Missouri State (GO) Series A
            5.000%, 12/01/20.................................................    4,515    4,756,508
Saint Louis County Reorganized School District No. R-6 (GO)
            4.000%, 02/01/20.................................................   12,775   13,006,355
                                                                                        -----------
TOTAL MISSOURI...............................................................            23,401,728
                                                                                        -----------
NEBRASKA -- (0.4%)
Lancaster County School District 001 (GO)
            5.000%, 01/15/21.................................................    1,620    1,711,562
Metropolitan Utilities District of Omaha (RB)
            5.000%, 12/01/20.................................................    4,340    4,569,326
Omaha Public Power District (RB) Series B
            5.000%, 02/01/20.................................................    4,620    4,736,101
                                                                                        -----------
TOTAL NEBRASKA...............................................................            11,016,989
                                                                                        -----------
NEVADA -- (0.4%)
City of Henderson NV (GO)
            5.000%, 06/01/19.................................................    5,295    5,309,244
Clark County School District (GO) Series A
            5.000%, 06/15/19.................................................    1,000    1,003,970
Clark County Water Reclamation District (GO) Series A
(currency)  5.250%, 07/01/34 (Pre-refunded @ $100, 7/1/19)...................    2,905    2,922,575
Washoe County School District (GO) Series A
            3.000%, 06/01/19.................................................    1,125    1,126,271
                                                                                        -----------
TOTAL NEVADA.................................................................            10,362,060
                                                                                        -----------
NEW HAMPSHIRE -- (0.1%)
City of Nashua (GO)
            4.000%, 07/15/21.................................................    1,720    1,809,148
                                                                                        -----------
NEW JERSEY -- (4.3%)
City of Jersey City (BAN) Series C
            3.000%, 06/20/19.................................................   15,000   15,025,350

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
                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
NEW JERSEY -- (Continued)
Essex County (BAN)
            5.000%, 09/10/19.................................................   10,000  $ 10,120,000
Essex County (BAN) Series B
            3.000%, 09/10/19.................................................   10,000    10,048,600
Hudson County (BAN)
            4.000%, 12/10/19.................................................   30,000    30,446,700
Middlesex County (BAN)
            3.000%, 06/11/19.................................................   10,000    10,012,800
Monmouth County (GO)
            5.000%, 07/15/20.................................................    4,540     4,730,816
            5.000%, 07/15/21.................................................    3,770     4,047,510
New Jersey Educational Facilities Authority (RB) Series E
(currency)  6.250%, 07/01/37 (Pre-refunded @ $100, 7/1/19)...................    3,000     3,023,040
Sussex County (BAN)
            3.000%, 06/24/19.................................................   10,000    10,018,400
Town of Dover (BAN)
            3.000%, 05/31/19.................................................    3,000     3,002,460
Union County (BAN)
            3.000%, 06/21/19.................................................   10,000    10,016,500
                                                                                        ------------
TOTAL NEW JERSEY.............................................................            110,492,176
                                                                                        ------------
NEW MEXICO -- (0.8%)
Bernalillo County (GO)
            5.000%, 08/15/19.................................................    4,505     4,548,924
New Mexico State (GO) (ETM)
            5.000%, 03/01/21.................................................    4,000     4,243,560
New Mexico State (GO) Series B
            5.000%, 03/01/20.................................................    3,775     3,881,342
New Mexico State Severance Tax Permanent Fund (RB) Series A
            5.000%, 07/01/19.................................................    6,500     6,536,140
State of New Mexico Severance Tax Permanent Fund (RB) Series A
            5.000%, 07/01/20.................................................    2,085     2,167,107
                                                                                        ------------
TOTAL NEW MEXICO.............................................................             21,377,073
                                                                                        ------------
NEW YORK -- (6.0%)
Amityville Union Free School District (BAN) (ST AID WITHHLDG)
            2.750%, 06/21/19.................................................    3,250     3,254,095

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEW YORK -- (Continued)
Brewster Central School District (GO) (ST AID WITHHLDG)
    2.000%, 10/01/19.................................................    1,160  $ 1,162,656
Broome County (BAN) Series A
    3.000%, 05/03/19.................................................    5,690    5,690,284
City of New York (GO)
    4.000%, 08/01/20.................................................    1,400    1,442,000
City of New York (GO) Series 1
    5.000%, 08/01/19.................................................    2,000    2,016,900
City of New York (GO) Series B
    5.000%, 08/01/19.................................................    1,860    1,875,717
    5.000%, 08/01/20.................................................      865      901,590
City of New York (GO) Series C
    5.000%, 08/01/19.................................................    1,000    1,008,450
    5.000%, 08/01/20.................................................    1,975    2,058,543
City of New York (GO) Series E
    5.000%, 08/01/19.................................................   10,000   10,084,500
    5.000%, 08/01/19.................................................   11,935   12,035,851
    5.000%, 08/01/20.................................................    3,565    3,715,800
    5.000%, 08/01/21.................................................    1,500    1,611,900
City of New York (GO) Series F
    5.000%, 08/01/21.................................................    1,000    1,074,600
City of New York (GO) Series G
    5.000%, 08/01/19.................................................   15,710   15,842,749
    5.000%, 08/01/21.................................................    5,915    6,356,259
City of New York (GO) Series J
    5.000%, 08/01/19.................................................    7,985    8,052,473
    5.000%, 08/01/19.................................................    4,000    4,033,800
City of New York (GO) Series J7
    5.000%, 08/01/20.................................................    5,000    5,211,500
City of Rochester (BAN) Series III
    2.000%, 08/08/19.................................................    5,600    5,604,536
East Hampton Union Free School District (GO) (ST AID WITHHLDG)
    5.000%, 06/01/19.................................................      235      235,667
Hilton Central School District (GO) (ST AID WITHHLDG)
    2.000%, 06/15/21.................................................      685      688,905

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
                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
NEW YORK -- (Continued)
Lancaster Central School District (BAN) (ST AID
  WITHHLDG)
            3.000%, 06/13/19............................   13,900  $ 13,918,626
Metropolitan Transportation Authority (RB) (ETM)
  Series A
            5.000%, 11/15/21............................       85        92,420
Metropolitan Transportation Authority (RB) Series A
            5.000%, 11/15/21............................      515       555,299
New York State Dormitory Authority (RB)
(currency)  5.500%, 07/01/25 (Pre-refunded @ $100,
              7/1/20) New York State Dormitory..........      500       522,740
Authority (RB) Series A
            5.000%, 02/15/20............................    2,900     2,977,807
            4.000%, 03/15/20............................      600       612,636
            5.000%, 03/15/21............................    1,795     1,907,277
            5.000%, 12/15/21............................    3,545     3,854,053
(currency)  5.000%, 07/01/39 (Pre-refunded @ $100,
              7/1/19)...................................    6,125     6,159,606
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/20............................   15,000    15,402,450
            5.000%, 02/15/22............................    4,000     4,370,240
New York State Dormitory Authority (RB) Series E
            5.000%, 03/15/20............................    1,400     1,441,524
            5.000%, 03/15/21............................    2,000     2,125,100
New York State Urban Development Corp. (RB) (NATL)
            5.500%, 03/15/20............................    4,250     4,394,330
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/20............................      550       566,313
Triborough Bridge & Tunnel Authority (RB) Series A-1
            5.000%, 11/15/19............................      500       509,360
Triborough Bridge & Tunnel Authority (RB) Series B
            5.000%, 11/15/19............................    1,000     1,018,720
                                                                   ------------
TOTAL NEW YORK..........................................            154,387,276
                                                                   ------------

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
NORTH CAROLINA -- (3.3%)
City of Charlotte Water & Sewer System Revenue (RB)
            5.000%, 07/01/19.............................   13,555  $13,631,721
Davie County (GO)
            5.000%, 05/01/20.............................    1,595    1,648,927
Guilford County (GO) Series A
            4.000%, 02/01/20.............................    2,135    2,173,515
Mecklenburg County (GO) Series C
            5.000%, 12/01/19.............................    1,500    1,529,685
North Carolina State (GO)
            5.000%, 06/01/20.............................    1,175    1,218,639
            5.000%, 06/01/21.............................   12,440   13,308,810
North Carolina State (GO) Series A
            5.000%, 06/01/20.............................    9,990   10,361,029
            5.000%, 06/01/26.............................        0            0
North Carolina State (GO) Series B
            5.000%, 06/01/19.............................   10,010   10,037,728
North Carolina State (GO) Series C
            5.000%, 05/01/19.............................    5,400    5,400,000
North Carolina State (GO) Series E
            5.000%, 05/01/19.............................    5,000    5,000,000
            5.000%, 05/01/20.............................    4,100    4,240,671
Wake County (RB)
(currency)  5.000%, 06/01/32 (Pre-refunded @ $100,
              6/1/19)....................................    7,000    7,019,460
Wake County (GO) Series A
            5.000%, 02/01/20.............................    4,500    4,614,120
Wake County (GO) Series B
            5.000%, 02/01/20.............................    4,995    5,121,673
                                                                    -----------
TOTAL NORTH CAROLINA.....................................            85,305,978
                                                                    -----------
OHIO -- (4.3%)
City of Columbus (GO) Series 1
            5.000%, 07/01/19.............................    3,685    3,705,562
            5.000%, 07/01/20.............................   10,000   10,393,800
City of Columbus (GO) Series A
            5.000%, 02/15/20.............................      800      821,400
            5.000%, 08/15/20.............................    2,350    2,451,872
            3.000%, 07/01/21.............................   12,830   13,211,821
Ohio State (GO) Series A
            5.000%, 09/15/19.............................    1,185    1,199,836
            3.000%, 05/01/20.............................    5,000    5,069,950
            5.000%, 05/01/20.............................    7,000    7,235,970

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
                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
OHIO -- (Continued)
            5.000%, 09/15/21............................    2,335  $  2,518,438
Ohio State (GO) Series B
            5.000%, 08/01/19............................    7,270     7,330,850
            5.000%, 09/01/19............................    4,215     4,262,208
            5.000%, 08/01/20............................   10,000    10,419,200
            2.000%, 09/01/20............................    2,500     2,513,425
            5.000%, 06/15/21............................    9,500    10,169,370
Ohio State (GO) Series C
            5.000%, 09/15/19............................    5,005     5,067,663
Ohio State (GO) Series Q
            5.000%, 05/01/20............................    1,635     1,690,443
Ohio State (GO) Series R
            5.000%, 05/01/20............................   11,830    12,231,155
Ohio State (GO) Series T
            5.000%, 04/01/21............................    2,040     2,170,988
Ohio State Water Development Authority (RB) Series A
            5.000%, 06/01/21............................    1,825     1,952,075
(currency)  5.000%, 12/01/24 (Pre-refunded @ $100,
              12/1/19)..................................    7,000     7,138,110
                                                                   ------------
TOTAL OHIO..............................................            111,554,136
                                                                   ------------
OKLAHOMA -- (0.5%)
Tulsa County Independent School District No. 1 Tulsa
  (GO) Series B
            2.000%, 08/01/20............................    5,000     5,020,250
Tulsa County Independent School District No. 1 Tulsa
  (GO) Series C
            2.000%, 07/01/19............................    8,610     8,615,080
                                                                   ------------
TOTAL OKLAHOMA..........................................             13,635,330
                                                                   ------------
OREGON -- (1.9%)
City of Portland Sewer System Revenue (RB) Series A
            5.000%, 06/01/19............................    2,140     2,145,864
City of Portland Water System (RB) Series A
            5.000%, 04/01/20............................    8,005     8,254,516
Metro (GO)
            5.000%, 06/01/20............................    2,125     2,203,221
Metro (GO) Series A
            5.000%, 06/01/21............................    2,110     2,257,805
Multnomah County (GO)
            5.000%, 08/01/19............................    4,580     4,619,022
            5.000%, 06/01/21............................    1,850     1,979,981
Oregon State (GO) Series A
            5.000%, 05/01/19............................    3,000     3,000,000

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 OREGON -- (Continued)
 Oregon State (GO) Series F
             5.000%, 05/01/19............................    5,075  $ 5,075,000
             3.000%, 05/01/20............................    6,585    6,678,441
 Oregon State (GO) Series L
             5.000%, 11/01/19............................   11,515   11,710,409
 Oregon State (GO) Series O
             5.000%, 05/01/19............................    1,020    1,020,000
                                                                    -----------
 TOTAL OREGON............................................            48,944,259
                                                                    -----------
 PENNSYLVANIA -- (2.3%)
 Commonwealth of Pennsylvania (GO)
             5.000%, 10/15/19............................    2,250    2,283,840
             5.000%, 04/01/20............................    8,500    8,757,125
 Commonwealth of Pennsylvania (GO) Series REF
             5.000%, 07/01/19............................    7,655    7,696,567
             5.000%, 07/01/22............................    2,000    2,201,540
 Montgomery County Industrial Development Authority (RB)
   (FHA INS)
 (currency)  5.375%, 08/01/38 (Pre-refunded @ $100,
               8/1/20)...................................   10,000   10,456,400
 Pennsylvania Economic Development Financing Authority
   (RB) Series A
             5.000%, 07/01/19............................   23,650   23,782,440
 University of Pittsburgh-of the Commonwealth System of
   Higher Education (RB) Series B
 (currency)  5.250%, 09/15/34 (Pre-refunded @ $100,
               9/15/19)..................................    3,330    3,375,521
                                                                    -----------
 TOTAL PENNSYLVANIA......................................            58,553,433
                                                                    -----------
 RHODE ISLAND -- (0.2%)
 Rhode Island State (GO) Series A
             5.000%, 08/01/19............................    4,700    4,739,480
                                                                    -----------
 SOUTH CAROLINA -- (3.8%)
 Aiken County Consolidated School District (GO) (SCSDE)
   Series A
             5.000%, 03/01/20............................    3,000    3,085,260

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
                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
SOUTH CAROLINA -- (Continued)
Berkeley County School District (GO) (SCSDE) Series A
            5.000%, 03/01/20.................................................    1,085  $ 1,115,836
Dorchester County School District No. 2 (GO) (SCSDE) Series A
            5.000%, 03/01/21.................................................    1,885    2,001,173
Florence County (GO) (ST AID WITHHLDG)
            4.000%, 06/01/19.................................................   15,000   15,029,400
            4.000%, 06/01/20.................................................    2,475    2,539,969
Georgetown County School District (BAN) (SCSDE)
            3.000%, 06/20/19.................................................   12,625   12,645,200
Lexington & Richland School District No. 5 (GO) (SCSDE) Series B
            5.000%, 03/01/21.................................................    1,660    1,762,306
Oconee County School District (GO) (SCSDE)
            5.000%, 03/01/20.................................................    4,900    5,039,258
Richland County (BAN) Series A
            3.000%, 02/27/20.................................................   15,000   15,168,150
Richland County School District No. 2 (GO) (SCSDE)
            5.000%, 03/01/20.................................................      910      935,862
Richland County School District No. 2 (GO) (SCSDE) Series A
            5.000%, 02/01/20.................................................    5,520    5,661,202
            5.000%, 02/01/21.................................................    7,000    7,412,020
South Carolina Jobs-Economic Dev Authority (RB) Series A
(currency)  6.250%, 04/01/35 (Pre-refunded @ $ 100, 4/1/20)..................    2,180    2,270,557
(currency)  6.500%, 04/01/42 (Pre-refunded @ $ 100, 4/1/20)..................    2,000    2,087,400
South Carolina State (GO) (ST AID WITHHLDG)
            4.000%, 04/01/20.................................................    1,185    1,211,449
South Carolina State (GO) (ST AID WITHHLDG) Series A
            5.000%, 10/01/19.................................................    4,530    4,594,507
            5.000%, 10/01/20.................................................    2,760    2,893,004

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
SOUTH CAROLINA -- (Continued)
South Carolina State (GO) Series A
            5.000%, 06/01/20.................................................    8,945  $ 9,276,233
South Carolina Transportation Infrastructure Bank (RB) Series A
(currency)  5.250%, 10/01/40 (Pre-refunded @ $ 100, 10/1/19).................    2,690    2,730,054
                                                                                        -----------
TOTAL SOUTH CAROLINA.........................................................            97,458,840
                                                                                        -----------
TENNESSEE -- (2.5%)
City of Cleveland (GO)
            5.000%, 12/01/19.................................................    3,430    3,497,091
City of Memphis (GO) Series A
            5.000%, 04/01/20.................................................    8,060    8,310,505
            5.000%, 04/01/21.................................................    4,550    4,842,155
Hamilton County (GO) Series A
            5.000%, 05/01/21.................................................    3,895    4,155,887
Metropolitan Government of Nashville & Davidson County (GO)
            5.000%, 07/01/19.................................................    2,870    2,886,015
            5.000%, 07/01/21.................................................    9,055    9,708,046
Metropolitan Government of Nashville & Davidson County (GO) Series A
(currency)  5.000%, 07/01/25 (Pre-refunded @ $ 100, 7/1/20)..................      525      545,428
Metropolitan Government of Nashville & Davidson County Electric Revenue (RB)
  Series A
            5.000%, 05/15/20.................................................    2,000    2,070,420
Shelby County (GO) Series A
            5.000%, 04/01/20.................................................   18,135   18,698,636
            5.000%, 03/01/21.................................................    2,550    2,706,697
Tennessee State (GO) Series A
            5.000%, 08/01/19.................................................    2,000    2,017,000
            5.000%, 09/01/19.................................................    1,600    1,618,192
            5.000%, 02/01/20.................................................    3,500    3,589,285
                                                                                        -----------
TOTAL TENNESSEE..............................................................            64,645,357
                                                                                        -----------
TEXAS -- (13.7%)
Austin Independent School District (GO)(PSF-GTD)
            5.000%, 08/01/19.................................................   11,050   11,143,041

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
TEXAS -- (Continued)
Austin Independent School District (GO)
(currency)  4.500%, 08/01/25 (Pre-refunded @ $ 100,
              8/1/19)....................................    3,340  $ 3,364,549
Bexar County Health Facilities Dev. Corp. (RB)
(currency)  6.200%, 07/01/45 (Pre-refunded @ $ 100,
              7/1/20)....................................    3,030    3,184,227
City of Allen (GO)
            5.000%, 08/15/21.............................    1,840    1,978,718
City of Arlington (GO)
            5.000%, 08/15/19.............................    2,110    2,130,509
City of Austin (GO)
            5.000%, 09/01/19.............................    5,145    5,202,984
            5.000%, 09/01/19.............................    1,000    1,011,270
City of Dallas (GO)
            5.000%, 02/15/21.............................    1,500    1,587,495
City of Frisco (GO) Series A
            5.000%, 02/15/21.............................    4,825    5,108,228
City of Houston (RAN)
            5.000%, 06/28/19.............................   32,000   32,162,240
City of Houston Combined Utility System Revenue (RB)
  (AGC)
(currency)  5.375%, 11/15/38 (Pre-refunded @ $ 100,
              5/15/19)...................................   25,155   25,188,959
City of San Antonio (GO)
            4.000%, 08/01/19.............................    5,000    5,029,500
            5.000%, 02/01/20.............................    7,350    7,535,294
City of Waco (GO)
            5.000%, 02/01/20.............................    5,765    5,910,336
Conroe Independent School District (GO) (PSF-GTD)
  Series A
            4.000%, 02/15/21.............................    1,940    2,020,917
Dallas County Community College District (GO)
            5.000%, 02/15/20.............................   11,975   12,292,457
Fort Worth Independent School District (GO)(PSF-GTD)
            5.000%, 02/15/20.............................    4,970    5,101,357
Fort Worth Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.............................    3,875    3,977,416
Harris County (GO) Series A
            5.000%, 10/01/19.............................    5,640    5,718,452

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
TEXAS -- (Continued)
Highland Park Independent School District (GO)
            4.000%, 02/15/20.............................    2,070  $ 2,109,268
Houston Higher Education Finance Corp. (RB) Series A
(currency)  6.875%, 05/15/41 (Pre-refunded @ $100,
              5/15/21)...................................    6,000    6,603,480
Humble Independent School District (GO) (PSF-GTD)
  Series B
            5.000%, 02/15/20.............................    4,000    4,105,720
Lewisville Independent School District (GO) (PSF-GTD)
            3.000%, 08/15/19.............................    6,000    6,024,420
Metropolitan Transit Authority of Harris County (RB)
  Series B
(currency)  5.000%, 11/01/33 (Pre- refunded @ $100,
              11/1/19)...................................   10,000   10,172,700
Plano Independent School District (GO) (PSF-GTD) Series B
            5.000%, 02/15/20.............................    9,935   10,197,582
San Antonio Independent School District (GO) (PSF- GTD)
            5.000%, 02/15/20.............................    7,000    7,185,010
Southwest Higher Education Authority Inc (RB)
(currency)  5.000%, 10/01/23 (Pre-refunded @ $100,
              10/1/19)...................................    2,740    2,779,374
Spring Independent School District (GO) (PSF-GTD)
            5.000%, 08/15/19.............................    1,405    1,418,699
Texas State (RN)
            4.000%, 08/29/19.............................   65,000   65,469,950
Texas State (GO)
            5.000%, 10/01/20.............................    3,825    4,004,928
            5.000%, 10/01/23.............................    1,425    1,624,514
Texas State (GO) Series A
            5.000%, 10/01/19.............................    2,950    2,991,153
            5.000%, 10/01/21.............................    2,200    2,375,472
Texas Tech University (RB) Series A
            5.000%, 08/15/19.............................    3,025    3,054,070

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
TEXAS -- (Continued)
Texas Transportation Commission State Highway Fund (RB)
            5.000%, 10/01/19.............................   18,000  $ 18,253,440
Texas Transportation Commission State Highway Fund (RB)
  Series A
            5.000%, 10/01/19.............................    5,000     5,070,400
            5.000%, 04/01/20.............................   13,475    13,890,030
            5.000%, 10/01/20.............................   17,850    18,694,840
University of Texas System (The) (RB) Series B
            5.250%, 08/15/19.............................    5,000     5,051,700
University of Texas System (The) (RB) Series C
            5.000%, 08/15/19.............................    7,975     8,051,799
University of Texas System (The) (RB) Series D
(currency)  5.000%, 08/15/23 (Pre-refunded @ $100,
              8/15/19)...................................    6,635     6,700,886
University of Texas System (The) (RB) Series J
            5.000%, 08/15/19.............................    8,285     8,364,785
                                                                    ------------
TOTAL TEXAS..............................................            353,842,169
                                                                    ------------
UTAH -- (2.1%)
Alpine School District (GO) (SCH BD GTY)
            5.000%, 03/15/21.............................      940       998,797
City of Park UT (GO)
            5.000%, 02/01/20.............................    2,680     2,748,152
Jordan School District (GO) (SCH BD GTY)
            5.000%, 06/15/19.............................   16,420    16,486,994
            5.000%, 06/15/20.............................    9,175     9,522,733
Tooele County School District (GO) (SCH BD GTY) Series B
            5.000%, 06/01/19.............................    1,675     1,679,606
Utah State (GO)
            5.000%, 07/01/19.............................    1,800     1,810,170
            5.000%, 07/01/19.............................    3,250     3,268,363
            5.000%, 07/01/22.............................    9,690    10,704,349
            4.500%, 07/01/19.............................    6,675     6,707,240
                                                                    ------------
TOTAL UTAH...............................................             53,926,404
                                                                    ------------
VIRGINIA -- (5.4%)
Arlington County (GO) (ST AID WITHHLDG)
            4.000%, 08/15/21.............................    2,125     2,241,153

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
VIRGINIA -- (Continued)
City of Hampton (GO) (ST AID WITHHLDG) Series B
    5.000%, 09/01/21.....................................    2,700  $ 2,910,654
City of Norfolk (GO) (ST AID WITHHLDG) Series A
    5.000%, 08/01/20.....................................    6,680    6,963,432
City of Norfolk (GO) (ST AID WITHHLDG) Series C
    5.000%, 10/01/19.....................................    2,500    2,535,500
City of Richmond (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/20.....................................    1,000    1,028,420
    5.000%, 03/01/20.....................................    2,700    2,776,734
Commonwealth of Virginia (GO) Series B
    5.000%, 06/01/19.....................................   10,250   10,278,392
    5.000%, 06/01/19.....................................    5,705    5,720,803
Commonwealth of Virginia (GO) (ST AID WITHHLDG) Series B
    5.000%, 06/01/21.....................................    8,645    9,250,582
Fairfax County (GO) (ST AID WITHHLDG) Series A
    4.000%, 10/01/19.....................................   12,300   12,424,722
    5.000%, 10/01/19.....................................    9,605    9,741,775
    4.000%, 10/01/20.....................................   15,530   16,062,058
Henrico County (GO)
    5.000%, 07/15/19.....................................    5,460    5,498,056
Henrico County (GO) (ST AID WITHHLDG)
    5.000%, 08/01/19.....................................    2,345    2,364,933
Loudoun County (GO) Series A
    5.000%, 12/01/19.....................................    3,105    3,167,007
Loudoun County (GO) (ST AID WITHHLDG) Series A
    5.000%, 12/01/19.....................................    5,850    5,966,824
University of Virginia (RB) Series B
    5.000%, 08/01/21.....................................   15,000   16,146,600
Virginia Public School Authority (RB) (ST AID WITHHLDG)
    5.000%, 07/15/19.....................................    4,080    4,108,682
Virginia Public School Authority (RB) (ST AID WITHHLDG)
  Series B
    5.000%, 08/01/19.....................................   15,580   15,710,405

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 VIRGINIA -- (Continued)
 Virginia Resources Authority (RB) Series B
             4.000%, 10/01/19...........................    4,875  $  4,924,433
                                                                   ------------
 TOTAL VIRGINIA.........................................            139,821,165
                                                                   ------------
 WASHINGTON -- (4.7%)
 City of Seattle Drainage & Wastewater Revenue (RB)
             5.000%, 04/01/21...........................    3,000     3,192,060
 City of Seattle Water System Revenue (RB)
             5.000%, 09/01/19...........................    3,890     3,933,840
 King & Snohomich Countries School District No. 417
   (GO) (SCH BD GTY)
             4.000%, 12/01/19...........................    1,330     1,348,593
 King County (GO) Series A
             5.000%, 06/01/19...........................    1,885     1,890,203
             5.000%, 07/01/19...........................    1,050     1,055,891
 King County School District No. 414 Lake Washington
   (GO) (SCH BD GTY)
             5.000%, 12/01/19...........................    4,815     4,910,000
 King County Sewer Revenue (RB)
             5.000%, 07/01/19...........................    1,755     1,764,828
 Snohomish County Public Utility District No. 1 (RB)
             5.000%, 12/01/19...........................    5,810     5,924,980
 Snohomish County School District No. 201 Snohomish
   (GO) (SCH BD GTY)
             5.000%, 12/01/21...........................    4,000     4,341,520
 Washington Health Care Facilities Authority (RB)
 (currency)  5.625%, 10/01/38 (Pre-refunded @ $ 100,
               10/1/19).................................    9,965    10,130,818
 Washington State (GO)
             5.000%, 07/01/20...........................    5,000     5,196,350
             4.000%, 08/01/19...........................    2,960     2,977,523
 Washington State (GO) Series 2010E
 (currency)  5.000%, 02/01/32 (Pre-refunded @ $ 100,
               2/1/20)..................................    6,480     6,646,277
 (currency)  5.000%, 02/01/33 (Pre-refunded @ $ 100,
               2/1/20)..................................   10,000    10,256,600

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
 WASHINGTON -- (Continued)
 Washington State (GO) Series 2013A
             5.000%, 08/01/21...........................    4,245  $  4,561,677
 Washington State (GO) Series A
             5.000%, 08/01/21...........................    1,500     1,611,900
 (currency)  5.000%, 08/01/34 (Pre-refunded @ $100,
               8/1/21)..................................   10,000    10,756,500
 Washington State (GO) Series B
             4.000%, 07/01/19...........................    5,035     5,054,737
             5.000%, 07/01/19...........................    5,815     5,847,273
             5.000%, 07/01/20...........................   15,000    15,589,050
 Washington State (GO) Series C
             5.000%, 07/01/20...........................    3,650     3,793,335
 Washington State (GO) Series R-2015-C
             5.000%, 07/01/19...........................    1,500     1,508,325
 Washington State (GO) Series R-2017A
             5.000%, 08/01/22...........................    2,500     2,766,650
 Washington State (GO) Series R-2017C
             5.000%, 08/01/19...........................    2,000     2,016,740
 Washington Suburban Sanitary Commission (GO)
             5.000%, 06/01/20...........................    3,720     3,855,743
                                                                   ------------
 TOTAL WASHINGTON.......................................            120,931,413
                                                                   ------------
 WEST VIRGINIA -- (0.4%)
 West Virginia State (GO) Series A
             5.000%, 06/01/21...........................    9,620    10,287,724
                                                                   ------------
 WISCONSIN -- (3.3%)
 City of Milwaukee (GO)
             5.000%, 05/01/19...........................   10,010    10,010,000
 City of Milwaukee (GO) Series N2
             5.000%, 04/01/20...........................    5,860     6,039,960
 Wisconsin State (GO) (AMBAC) Series 1
             5.000%, 05/01/19...........................    6,320     6,320,000
 Wisconsin State (GO) Series 1
             5.000%, 05/01/19...........................    9,230     9,230,000
             5.000%, 05/01/20...........................    3,235     3,344,052
 Wisconsin State (GO) Series 2
             5.000%, 11/01/19...........................    4,000     4,067,480

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
 WISCONSIN -- (Continued)
     5.000%, 11/01/21.................................    6,160  $    6,667,892
     5.000%, 11/01/22.................................    3,000       3,340,500
 Wisconsin State (GO) Series A
     5.000%, 05/01/19.................................    8,440       8,440,000
 Wisconsin State (GO) Series B
     5.000%, 05/01/19.................................    4,620       4,620,000
     5.000%, 05/01/20.................................   11,930      12,332,160
     5.000%, 05/01/21.................................    9,655      10,293,775
 Wisconsin State (GO) (ETM) Series 1
     5.000%, 05/01/20.................................      120         123,960
                                                                 --------------
 TOTAL WISCONSIN......................................               84,829,779
                                                                 --------------
 TOTAL MUNICIPAL BONDS................................            2,555,693,595
                                                                 --------------

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
 COMMERCIAL PAPER -- (0.9%)
 University of Michigan
     1.620%, 07/08/19.................................   23,540  $   23,528,392
                                                                 --------------
 TOTAL INVESTMENTS -- (100.0%)
    (Cost $2,579,381,175)..........................              $2,579,221,987
                                                                 ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                             ---------------------------------------------
                             LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                             ------- -------------- ------- --------------
     Municipal Bonds........   --    $2,555,693,595   --    $2,555,693,595
     Commercial Paper.......   --        23,528,392   --        23,528,392
                               --    --------------   --    --------------
     TOTAL..................   --    $2,579,221,987   --    $2,579,221,987
                               ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                        -   ------- -----------
                                                                             (000)
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
     5.000%, 08/01/19..................................................      3,995  $ 4,028,558
     5.000%, 08/01/21..................................................        250      268,708
Alabama State (GO) Series B
     5.000%, 11/01/19..................................................      1,000    1,016,920
Alabama State (GO) Series C
     5.000%, 08/01/24..................................................      3,000    3,496,830
                                                                                    -----------
TOTAL ALABAMA..........................................................               8,811,016
                                                                                    -----------
ALASKA -- (0.4%)
City of Anchorage (GO) Series B
     5.000%, 09/01/21..................................................      3,845    4,139,489
     5.000%, 09/01/23..................................................        200      227,692
City of Anchorage (GO) Series C
     5.000%, 09/01/24..................................................      2,765    3,224,930
                                                                                    -----------
TOTAL ALASKA...........................................................               7,592,111
                                                                                    -----------
ARIZONA -- (0.2%)
City of Tucson (GO) Series 2012-C
     3.000%, 07/01/22..................................................      1,455    1,515,135
Maricopa County High School District No. 210-Phoenix (GO)
     3.000%, 07/01/23..................................................      1,810    1,907,396
                                                                                    -----------
TOTAL ARIZONA..........................................................               3,422,531
                                                                                    -----------
ARKANSAS -- (0.6%)
Arkansas State (GO)
     5.000%, 04/01/21..................................................      1,000    1,063,820
     5.000%, 06/15/21..................................................      3,750    4,014,225
     5.000%, 04/01/22..................................................      2,800    3,068,156
     4.250%, 06/01/23..................................................      3,325    3,665,547
                                                                                    -----------
TOTAL ARKANSAS.........................................................              11,811,748
                                                                                    -----------
CALIFORNIA -- (2.2%)
California State (GO)
     5.000%, 11/01/24..................................................      1,175    1,379,368
     5.000%, 08/01/25..................................................        750      895,740
     5.000%, 08/01/25..................................................      4,165    4,974,343
     5.000%, 11/01/25..................................................      1,985    2,384,223
     5.000%, 08/01/26..................................................        200      244,078
     5.000%, 08/01/26..................................................      8,000    9,763,120

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                        -   ------- -----------
                                                                             (000)
CALIFORNIA -- (Continued)
     3.500%, 08/01/27..................................................        800  $   893,400
     5.000%, 11/01/27..................................................      5,580    6,969,531
     5.000%, 04/01/29..................................................      2,000    2,548,120
California State (GO) Series B
     5.000%, 09/01/21..................................................        250      269,565
     5.000%, 09/01/25..................................................      9,000   10,769,310
                                                                                    -----------
TOTAL CALIFORNIA.......................................................              41,090,798
                                                                                    -----------
COLORADO -- (1.1%)
Adams & Arapahoe Joint School District 28J (GO) (ST AID WITHHLDG)
     5.000%, 12/01/21..................................................        425      461,176
Arapahoe County School District No. 5 (GO) (ST AID WITHHLDG)
     5.000%, 12/15/19..................................................      3,115    3,180,945
     5.000%, 12/15/19..................................................      5,705    5,825,775
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID
  WITHHLDG) Series B
     4.000%, 12/01/24..................................................      2,185    2,451,810
Denver City & County School District No. 1 (GO) (NATL ST AID
  WITHHLDG) Series A
     5.250%, 12/01/21..................................................      2,490    2,719,603
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
  Series C
     3.000%, 12/01/23..................................................      1,540    1,631,414
Platte River Power Authority (RB) Series JJ
     5.000%, 06/01/23..................................................      4,425    5,014,277
                                                                                    -----------
TOTAL COLORADO.........................................................              21,285,000
                                                                                    -----------
CONNECTICUT -- (0.1%)
City of Middletown (GO)
     4.000%, 04/01/22..................................................      1,350    1,447,011

Connecticut State (GO) Series A
     5.000%, 10/15/19..................................................        600      608,856
                                                                                    -----------
TOTAL CONNECTICUT......................................................               2,055,867
                                                                                    -----------

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
DELAWARE -- (0.6%)
Delaware State (GO)
    5.000%, 02/01/29.................................................    5,000  $ 6,376,800
Delaware State (GO) Series A
    5.000%, 08/01/23.................................................    2,225    2,533,474
New Castle County (GO)
    5.000%, 10/01/23.................................................    1,000    1,143,210
New Castle County (GO) Series B
    5.000%, 07/15/22.................................................      700      774,375
                                                                                -----------
TOTAL DELAWARE.......................................................            10,827,859
                                                                                -----------
DISTRICT OF COLUMBIA -- (1.8%)
District of Columbia (GO) Series A
    5.000%, 06/01/20.................................................    3,445    3,569,950
    5.000%, 06/01/20.................................................    6,000    6,217,620
    5.000%, 06/01/23.................................................    2,000    2,264,640
    5.000%, 06/01/25.................................................    1,500    1,784,655
District of Columbia (GO) Series B
    5.000%, 06/01/25.................................................    4,500    5,353,965
Washington Metropolitan Area Transit Authority (RB) Series B
    5.000%, 07/01/26.................................................    3,500    4,251,310
    5.000%, 07/01/27.................................................    8,100   10,014,354
                                                                                -----------
TOTAL DISTRICT OF COLUMBIA...........................................            33,456,494
                                                                                -----------
FLORIDA -- (2.9%)
Board of Governors State University System of Florida (RB) Series A
    3.000%, 07/01/24.................................................    2,580    2,733,820
City of Tallahassee Energy System Revenue (RB)
    5.000%, 10/01/20.................................................      250      261,797
Florida State (GO) Series A
    5.000%, 06/01/20.................................................    4,000    4,146,800
    5.000%, 07/01/21.................................................    7,000    7,504,840
    5.000%, 06/01/23.................................................    1,300    1,472,016
    5.000%, 06/01/24.................................................    1,400    1,625,890
    5.000%, 07/01/24.................................................    5,000    5,818,800
Florida State (GO) Series B
    5.000%, 06/01/20.................................................    6,400    6,634,880
    5.000%, 06/01/23.................................................      350      396,312
Florida State (GO) Series C
    5.000%, 06/01/20.................................................    3,000    3,110,100
    5.000%, 06/01/27.................................................    2,000    2,477,440
Florida State (GO) Series D
    5.000%, 06/01/22.................................................    1,000    1,101,070

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
FLORIDA -- (Continued)
Florida State (GO) (ST GTD) Series A
    5.000%, 06/01/27.................................................    6,565  $ 8,132,197
Orlando Utilities Commission (RB) Series C
    5.250%, 10/01/22.................................................    1,745    1,952,917
Peace River Manasota Regional Water Supply Authority (RB)
    5.000%, 10/01/25.................................................    2,030    2,410,625
Tampa Bay Water (RB)
    5.000%, 10/01/19.................................................      450      456,354
Tampa Bay Water (RB) Series A
    5.000%, 10/01/25.................................................    2,850    3,414,841
                                                                                -----------
TOTAL FLORIDA........................................................            53,650,699
                                                                                -----------
GEORGIA -- (4.0%)
City of Atlanta (GO)
    5.000%, 12/01/19.................................................    5,875    5,991,619
City of Atlanta Water & Wastewater Revenue (RB) Series B
    5.000%, 11/01/19.................................................    1,700    1,728,679
Columbia County School District (GO) (ST AID WITHHLDG)
    5.000%, 04/01/20.................................................    1,700    1,752,836
DeKalb County Water & Sewerage Revenue (RB) Series B
    5.250%, 10/01/24.................................................    2,830    3,350,267
Georgia State (GO) Series A
    5.000%, 07/01/26.................................................    1,340    1,636,716
    5.000%, 07/01/27.................................................    6,090    7,581,441
Georgia State (GO) Series A-1
    5.000%, 02/01/22.................................................    2,730    2,979,222
Georgia State (GO) Series C
    5.000%, 10/01/21.................................................    3,060    3,306,330
Georgia State (GO) Series C-1
    5.000%, 07/01/23.................................................   10,915   12,400,641
    5.000%, 07/01/26.................................................    9,200   11,237,156
Georgia State (GO) Series E
    5.000%, 12/01/26.................................................    3,000    3,694,140
Georgia State (GO) Series F
    5.000%, 12/01/19.................................................    6,000    6,118,740
    5.000%, 07/01/26.................................................    5,335    6,516,329
    5.000%, 01/01/27.................................................    2,000    2,466,640
Georgia State (GO) Series I
    5.000%, 07/01/20.................................................      900      935,550

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CONTINUED

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
GEORGIA -- (Continued)
Gwinnett County School District (GO)
    5.000%, 02/01/20.................................................    1,700  $ 1,743,486
    5.000%, 02/01/20.................................................    1,585    1,625,544
                                                                                -----------
TOTAL GEORGIA........................................................            75,065,336
                                                                                -----------
HAWAII -- (2.6%)
City & County of Honolulu (GO) Series B
    5.000%, 08/01/20.................................................    1,470    1,531,622
    5.000%, 10/01/23.................................................      200      228,460
    5.000%, 10/01/24.................................................    6,870    8,044,495
    5.000%, 10/01/25.................................................    4,925    5,897,737
Hawaii State (GO) Series EA
    5.000%, 12/01/21.................................................      850      922,573
Hawaii State (GO) Series EE
    5.000%, 11/01/20.................................................      515      541,116
Hawaii State (GO) Series EF
    5.000%, 11/01/22.................................................    2,240    2,495,046
Hawaii State (GO) Series ET
    3.000%, 10/01/23.................................................    3,710    3,920,023
Hawaii State (GO) Series EZ
    5.000%, 10/01/21.................................................    6,080    6,566,461
Hawaii State (GO) Series FT
    5.000%, 01/01/27.................................................   10,000   12,268,900
Hawaii State (GO) Series ST
    5.000%, 01/01/26.................................................    5,000    6,017,400
                                                                                -----------
TOTAL HAWAII.........................................................            48,433,833
                                                                                -----------
IOWA -- (0.1%)
Black County Hawk (GO) Series A
    5.000%, 06/01/19.................................................    1,200    1,203,276
                                                                                -----------
KANSAS -- (1.4%)
City of Lenexa (GO) Series A
    5.000%, 09/01/21.................................................      525      565,583
City of Wichita (GO) Series A
    5.000%, 12/01/19.................................................    3,000    3,059,190
Johnson County (GO) Series B
    3.000%, 09/01/22.................................................    2,260    2,355,078
Johnson County Unified School District No. 229 Blue Valley (GO) Series B
    5.000%, 10/01/23.................................................      445      508,528
Johnson County Unified School District No. 232 De Soto (GO) Series A
    5.000%, 09/01/20.................................................    2,550    2,662,608

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
KANSAS -- (Continued)
Johnson County Unified School District No. 233 Olathe (GO) Series B
    5.000%, 09/01/23.................................................    4,380  $ 4,990,397
Kansas State Department of Transportation (RB) Series A
    5.000%, 09/01/21.................................................    3,250    3,499,697
    5.000%, 09/01/27.................................................    1,500    1,861,335
Kansas State Department of Transportation (RB) Series B
    5.000%, 09/01/20.................................................    3,000    3,134,910
Saline County Unified School District No. 305 Salina (GO)
    5.000%, 09/01/20.................................................    1,860    1,942,138
Sedgwick County Unified School District No. 260 Derby (GO)
    5.000%, 10/01/21.................................................    1,325    1,426,429
                                                                                -----------
TOTAL KANSAS.........................................................            26,005,893
                                                                                -----------
KENTUCKY -- (0.8%)
Louisville & Jefferson County (GO) Series A
    5.000%, 12/01/22.................................................    5,645    6,291,917
Louisville Water Co. (RB) Series A
    4.000%, 11/15/21.................................................    1,215    1,286,005
Louisville/Jefferson County Metropolitan Government (GO)
    5.000%, 12/01/19.................................................    1,250    1,274,512
Louisville/Jefferson County Metropolitan Government (GO) Series A
    5.000%, 12/01/20.................................................    5,155    5,428,215
                                                                                -----------
TOTAL KENTUCKY.......................................................            14,280,649
                                                                                -----------
LOUISIANA -- (1.4%)
Louisiana State (GO) Series A
    5.000%, 11/15/19.................................................    4,500    4,582,035
    5.000%, 02/01/24.................................................    2,000    2,292,460
Louisiana State (GO) Series C
    5.000%, 07/15/22.................................................   12,765   14,062,307
Louisiana State (GO) Series D-1
    5.000%, 12/01/20.................................................    4,065    4,278,494
                                                                                -----------
TOTAL LOUISIANA......................................................            25,215,296
                                                                                -----------

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MAINE -- (0.3%)
Maine State (GO) Series B
    5.000%, 06/01/20.................................................    3,000  $ 3,110,430
    5.000%, 06/01/27.................................................    2,000    2,472,360
                                                                                -----------
TOTAL MAINE..........................................................             5,582,790
                                                                                -----------
MARYLAND -- (9.8%)
Anne County Arundel (GO)
    5.000%, 04/01/22.................................................    2,475    2,712,031
Baltimore County (GO)
    5.000%, 08/01/21.................................................    1,980    2,128,163
    5.000%, 02/01/22.................................................    2,100    2,289,924
    5.000%, 08/01/22.................................................      400      442,532
    3.000%, 11/01/24.................................................    1,000    1,067,690
    5.000%, 03/01/27.................................................    5,000    6,173,550
    5.000%, 11/01/27.................................................    2,175    2,718,576
    5.000%, 03/01/28.................................................    4,000    5,025,400
Baltimore County (GO) Series B
    5.000%, 08/01/24.................................................    5,800    6,766,918
Carroll County (GO)
    5.000%, 11/01/19.................................................    2,300    2,339,031
    5.000%, 11/01/20.................................................    5,450    5,725,552
City of Baltimore (GO) Series B
    5.000%, 10/15/19.................................................    7,330    7,442,882
    5.000%, 10/15/21.................................................    2,500    2,701,900
    5.000%, 10/15/22.................................................    8,060    8,963,526
Frederick County (GO) Series A
    5.000%, 08/01/27.................................................    4,725    5,883,098
Harford County (GO)
    5.000%, 09/15/19.................................................    1,545    1,564,467
Howard County (GO) Series A
    5.000%, 02/15/28.................................................    1,220    1,532,662
Howard County (GO) Series D
    5.000%, 02/15/24.................................................    5,140    5,930,378
Maryland State (GO) Series A
    5.000%, 03/15/26.................................................    8,155    9,887,856
    5.000%, 08/01/27.................................................    5,000    6,225,500
Maryland State (GO) Series B
    5.000%, 08/01/26.................................................   10,000   12,219,100
    5.000%, 08/01/27.................................................    5,945    7,402,119
    5.000%, 08/01/28.................................................    4,000    5,065,920
Maryland State (GO) Series C
    5.000%, 08/01/19.................................................    3,000    3,025,260
    5.000%, 08/01/20.................................................    7,250    7,555,805
    5.000%, 08/01/22.................................................    1,500    1,659,990
Montgomery County (GO) Series A
    5.000%, 11/01/27.................................................    2,500    3,127,025
Montgomery County (GO) Series C
    5.000%, 10/01/27.................................................    8,500   10,615,735

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
MARYLAND -- (Continued)
Montgomery County (GO) Series D
    3.000%, 11/01/23.................................................    4,000  $  4,228,400
    4.000%, 11/01/26.................................................    9,500    10,970,790
Prince County George's (GO) Series A
    4.000%, 07/01/26.................................................    2,000     2,298,340
    3.000%, 09/15/27.................................................   10,950    11,697,009
Prince County George's (GO) Series B
    4.000%, 03/01/22.................................................    2,480     2,641,150
Prince County George's (GO) Series C
    5.000%, 08/01/20.................................................    3,450     3,595,073
Queen County Anne's (GO)
    5.000%, 11/15/19.................................................    1,805     1,837,905
University System of Maryland (RB) Series B
    5.000%, 04/01/20.................................................    4,355     4,489,961
Worcester County (GO) Series B
    4.000%, 08/01/21.................................................    2,000     2,104,780
                                                                                ------------
TOTAL MARYLAND.......................................................            182,055,998
                                                                                ------------
MASSACHUSETTS -- (4.4%)
City of Boston (GO) Series A
    5.000%, 03/01/20.................................................    3,270     3,364,045
    5.000%, 03/01/28.................................................    6,800     8,644,772
City of Boston (GO) Series B
    4.000%, 01/01/23.................................................    1,795     1,949,119
    5.000%, 04/01/24.................................................    3,000     3,494,190
City of Cambridge (GO)
    3.000%, 02/15/20.................................................    2,070     2,094,467
City of Springfield (GO) (ST AID WITHHLDG) Series C
    4.000%, 08/01/23.................................................      150       164,016
City of Woburn (GO)
    4.000%, 09/01/22.................................................      350       376,953
Commonwealth of Massachusetts (GO) Series B
    5.250%, 08/01/21.................................................    5,000     5,402,800
    5.000%, 07/01/28.................................................    1,725     2,177,071
    5.000%, 07/01/28.................................................    4,000     5,048,280
Commonwealth of Massachusetts (GO) Series C
    5.000%, 10/01/21.................................................    1,005     1,085,902
    5.000%, 04/01/23.................................................   10,000    11,276,300
    5.000%, 08/01/24.................................................    1,500     1,750,065
    5.000%, 04/01/26.................................................    4,000     4,851,840

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MASSACHUSETTS -- (Continued)
Commonwealth of Massachusetts (GO) Series E
    5.000%, 11/01/27.................................................    9,000  $11,249,280
Commonwealth of Massachusetts (GO) (AGM) Series B
    5.250%, 09/01/24.................................................    3,700    4,374,806
Commonwealth of Massachusetts (GO) (AMBAC) Series C
    5.500%, 12/01/23.................................................    3,500    4,093,915
Massachusetts Bay Transportation Authority (RB) (NATL) Series B
    5.500%, 07/01/24.................................................    3,020    3,593,891
Massachusetts Water Resources Authority (RB) Series A
    5.000%, 08/01/22.................................................    3,000    3,326,010
Massachusetts Water Resources Authority (RB) (AGM) Series B
    5.250%, 08/01/28.................................................    1,000    1,294,530
Town of Nantucket (GO)
    3.000%, 10/01/22.................................................    1,115    1,163,012
Town of Wilmington (GO)
    5.000%, 03/15/20.................................................    1,665    1,715,716
                                                                                -----------
TOTAL MASSACHUSETTS..................................................            82,490,980
                                                                                -----------
MICHIGAN -- (0.3%)
Kentwood Public Schools (GO)
    4.000%, 05/01/22.................................................      500      532,530
Michigan State (GO) Series A
    5.000%, 05/01/25.................................................    2,000    2,373,740
Michigan State Comprehensive Transportation Revenue (RB) (AGM)
    5.250%, 05/15/21.................................................    1,000    1,071,780
University of Michigan (RB) Series A
    4.000%, 04/01/23.................................................    1,000    1,090,250
                                                                                -----------
TOTAL MICHIGAN.......................................................             5,068,300
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MINNESOTA -- (4.2%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/20.................................................    1,150  $ 1,179,509
City of Saint Cloud (GO) Series B
    5.000%, 02/01/21.................................................    1,275    1,349,817
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
    5.000%, 01/01/23.................................................      800      895,232
Elk River Independent School District No. 728 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/21.................................................    5,000    5,293,400
Hennepin County (GO) Series C
    5.000%, 12/01/26.................................................    4,070    5,008,461
    5.000%, 12/01/27.................................................    5,800    7,265,486
Lakeville Independent School District No. 194 (GO) (SD CRED PROG)
  Series D
    5.000%, 02/01/22.................................................    4,000    4,364,040
Metropolitan Council (GO) Series C
    5.000%, 03/01/26.................................................      700      846,006
Minnesota State (GO) Series A
    5.000%, 10/01/20.................................................    4,390    4,597,164
    5.000%, 08/01/22.................................................    3,000    3,316,980
    5.000%, 08/01/27.................................................    5,000    6,221,150
    5.000%, 08/01/28.................................................    6,130    7,757,576
Minnesota State (GO) Series B
    5.000%, 08/01/20.................................................    5,460    5,687,518
    5.000%, 10/01/21.................................................    4,660    5,029,352
Minnesota State (GO) Series F
    5.000%, 10/01/21.................................................   12,025   12,978,101
Minnesota State (GO) Series K
    5.000%, 11/01/19.................................................    3,680    3,741,714
Morris Area Schools Independent School District No. 2769 (GO) (SD
  CRED PROG) Series A
    4.000%, 02/01/24.................................................    1,125    1,239,053

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MINNESOTA -- (Continued)
Rochester Independent School District No. 535 (GO) (SD CRED PROG)
  Series A
    3.000%, 02/01/22.................................................    1,240  $ 1,283,412
Saint Paul Public Library Agency (GO) Series C
    5.000%, 03/01/20.................................................      250      257,085
                                                                                -----------
TOTAL MINNESOTA......................................................            78,311,056
                                                                                -----------
MISSISSIPPI -- (1.1%)
Mississippi State (GO) Series A
    5.000%, 10/01/27.................................................    9,110   11,321,270
Mississippi State (GO) Series F
    5.000%, 11/01/21.................................................    7,750    8,387,050
                                                                                -----------
TOTAL MISSISSIPPI....................................................            19,708,320
                                                                                -----------
MISSOURI -- (1.3%)
Cass County Reorganized School District No. R-2 (GO) (ST AID DIR DEP)
    5.000%, 03/01/21.................................................    1,000    1,060,700
City of Belton (GO) Series C
    5.000%, 03/01/27.................................................    2,150    2,626,504
City of Kansas City (GO) Series A
    4.000%, 02/01/22.................................................    1,150    1,222,921
    5.000%, 02/01/23.................................................    3,955    4,436,047
Columbia School District (GO) Series B
    5.000%, 03/01/23.................................................    1,120    1,261,792
    5.000%, 03/01/24.................................................    4,100    4,739,969
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
    4.000%, 03/01/23.................................................    5,335    5,781,860
St. Charles Community College (GO)
    3.000%, 02/15/20.................................................    2,245    2,270,122
                                                                                -----------
TOTAL MISSOURI.......................................................            23,399,915
                                                                                -----------
MONTANA -- (0.0%)
City & County of Butte-Silver Bow (GO)
    4.000%, 07/01/21.................................................      615      644,446
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEBRASKA -- (0.4%)
Douglas County School District No. 17 (GO)
    4.000%, 12/15/26.................................................    2,260  $ 2,615,566
Lancaster County School District 001 (GO)
    5.000%, 01/15/21.................................................    2,470    2,609,604
Metropolitan Utilities District of Omaha (RB)
    5.000%, 12/01/20.................................................    1,000    1,052,840
Omaha School District (GO)
    4.000%, 12/15/19.................................................    1,365    1,385,257
                                                                                -----------
TOTAL NEBRASKA.......................................................             7,663,267
                                                                                -----------
NEVADA -- (0.4%)
City of Henderson NV (GO)
    5.000%, 06/01/21.................................................      490      523,388
Clark County (GO) Series A
    5.000%, 07/01/19.................................................    1,725    1,734,574
    5.000%, 07/01/25.................................................    2,700    3,208,086
Nevada State (GO) Series A
    5.000%, 08/01/19.................................................    1,825    1,840,184
                                                                                -----------
TOTAL NEVADA.........................................................             7,306,232
                                                                                -----------
NEW HAMPSHIRE -- (0.8%)
City of Dover (GO)
    3.000%, 06/15/19.................................................      600      600,996
City of Nashua (GO)
    4.000%, 07/15/19.................................................    5,350    5,376,429
    4.000%, 07/15/20.................................................    2,720    2,798,717
New Hampshire State (GO) Series A
    5.000%, 03/01/23.................................................    5,910    6,646,504
                                                                                -----------
TOTAL NEW HAMPSHIRE..................................................            15,422,646
                                                                                -----------
NEW JERSEY -- (1.4%)
City of Hoboken (GO)
    3.000%, 02/01/26.................................................    2,945    3,123,467
    3.000%, 02/01/27.................................................    3,035    3,220,256
    3.000%, 02/01/28.................................................    4,560    4,827,626
Essex County (GO) Series A
    5.000%, 08/01/20.................................................    1,000    1,043,440
Montville Township (GO)
    3.000%, 10/01/25.................................................      505      542,734
Morris County (GO)
    4.000%, 10/15/20.................................................    2,390    2,476,590
New Jersey Educational Facilities Authority (RB) Series B
    5.000%, 07/01/19.................................................    2,330    2,343,304

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEW JERSEY -- (Continued)
Princeton Regional School District (GO) (ST AID WITHHLDG)
    1.750%, 02/01/22.................................................    1,095  $ 1,097,628
South Orange & Maplewood School District (GO) (SCH BD RES FD)
    3.000%, 03/01/22.................................................      350      360,357
Township of Livingston (GO)
    3.000%, 01/15/21.................................................      350      358,848
Township of Parsippany-Troy Hills (GO) Series ABCD
    2.000%, 09/15/22.................................................    4,100    4,127,224
Union County (GO) (ETM) Series B
    3.000%, 03/01/22.................................................       45       46,559
Union County (GO) Series B
    3.000%, 03/01/22.................................................    2,315    2,400,377
                                                                                -----------
TOTAL NEW JERSEY.....................................................            25,968,410
                                                                                -----------
NEW MEXICO -- (1.0%)
City of Albuquerque (GO) Series A
    5.000%, 07/01/24.................................................    1,300    1,511,484
Farmington Municipal School District No. 5 (GO) (ST AID WITHHLDG)
    4.000%, 09/01/20.................................................      945      974,475
Las Cruces School District No. 2 (GO) (ST AID WITHHLDG) Series A
    4.000%, 08/01/19.................................................    1,000    1,005,850
    4.000%, 08/01/20.................................................      125      128,656
New Mexico State Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/19.................................................    2,000    2,011,120
    5.000%, 07/01/27.................................................    2,000    2,469,260
New Mexico State Severance Tax Permanent Fund (RB) Series B
    4.000%, 07/01/20.................................................    4,100    4,214,390
Santa Fe County (GO)
    5.000%, 07/01/22.................................................    1,000    1,104,020
Santa Fe Public School District (GO) (ST AID WITHHLDG)
    5.000%, 08/01/20.................................................    3,270    3,407,078
    5.000%, 08/01/24.................................................    2,000    2,326,860
                                                                                -----------
TOTAL NEW MEXICO.....................................................            19,153,193
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEW YORK -- (4.9%)
Brewster Central School District (GO) (ST AID WITHHLDG)
    2.000%, 10/01/19.................................................    1,000  $ 1,002,290
City of New York (GO) Series A
    5.000%, 08/01/24.................................................    3,860    4,490,840
    5.000%, 08/01/26.................................................    7,015    8,534,379
City of New York (GO) Series B
    5.000%, 08/01/19.................................................      600      605,070
    5.000%, 08/01/21.................................................      450      483,570
    5.000%, 08/01/22.................................................      600      663,396
City of New York (GO) Series C
    5.000%, 08/01/20.................................................    5,625    5,862,937
    5.000%, 08/01/22.................................................    1,500    1,658,490
City of New York (GO) Series D
    5.000%, 08/01/22.................................................    1,055    1,166,471
City of New York (GO) Series E
    5.000%, 08/01/21.................................................    3,975    4,271,535
    5.000%, 08/01/23.................................................    6,000    6,813,300
    5.000%, 08/01/26.................................................    2,500    3,041,475
City of New York (GO) Series H
    5.000%, 08/01/22.................................................    1,000    1,105,660
Kingston City School District (GO) (ST AID WITHHLDG)
    3.000%, 06/01/26.................................................    2,000    2,134,420
New York State Dormitory Authority (RB) Series A
    3.000%, 07/01/20.................................................    1,615    1,643,392
    5.000%, 03/15/23.................................................      200      225,732
New York State Dormitory Authority (RB) Series B
    5.000%, 02/15/22.................................................   10,200   11,144,112
    5.000%, 02/15/24.................................................    4,900    5,651,366
New York State Dormitory Authority (RB) Series C
    5.000%, 03/15/27.................................................    1,265    1,565,387
New York State Dormitory Authority (RB) Series D
    5.000%, 02/15/24.................................................    9,950   11,475,733
New York State Dormitory Authority (RB) Series E
    5.000%, 03/15/21.................................................    2,000    2,125,100
    5.000%, 03/15/28.................................................    2,505    3,149,762

                                      170

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NEW YORK -- (Continued)
New York State Urban Development Corp. (RB) Series A
    5.000%, 03/15/22.................................................    1,250  $ 1,369,425
    5.000%, 03/15/25.................................................    3,440    4,081,250
Penfield Central School District (GO) (AGC ST AID WITHHLDG)
    3.750%, 06/15/19.................................................      150      150,407
Sachem Central School District (GO) (ST AID WITHHLDG)
    5.000%, 10/15/19.................................................    1,300    1,320,800
Town of Cheektowaga (GO)
    5.000%, 07/15/23.................................................      300      343,290
Town of Huntington (GO)
    2.000%, 12/01/23.................................................      100      101,986
Triborough Bridge & Tunnel Authority (RB) Series B
    5.000%, 11/15/20.................................................    4,000    4,212,400
Triborough Bridge & Tunnel Authority (RB) Series C
    4.000%, 11/15/27.................................................    1,250    1,471,512
                                                                                -----------
TOTAL NEW YORK.......................................................            91,865,487
                                                                                -----------
NORTH CAROLINA -- (5.3%)
City of Greensboro (GO) Series B
    5.000%, 10/01/27.................................................    4,430    5,540,512
City of Raleigh (GO) Series A
    5.000%, 09/01/22.................................................    2,685    2,980,323
Forsyth County (GO)
    4.000%, 12/01/21.................................................    3,500    3,713,465
Guilford County (GO) Series A
    5.000%, 02/01/22.................................................    1,800    1,964,322
Guilford County (GO) Series B
    5.000%, 05/01/24.................................................    5,000    5,805,150
Johnston County (GO)
    4.000%, 02/01/20.................................................    3,735    3,802,081
Johnston County (GO) Series A
    5.000%, 02/01/21.................................................    2,995    3,170,237
Moore County (GO)
    5.000%, 06/01/22.................................................    2,740    3,017,809
New Hanover County (GO)
    4.000%, 08/01/19.................................................    2,280    2,293,612
    5.000%, 02/01/23.................................................      250      280,990
North Carolina Eastern Municipal Power Agency (RB) (NATL- IBC) (ETM)
  Series B
    6.000%, 01/01/22.................................................    9,700   10,789,601

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
NORTH CAROLINA -- (Continued)
North Carolina State (GO) Series A
    5.000%, 06/01/24.................................................    4,800  $ 5,579,568
    5.000%, 06/01/26.................................................    5,000    6,097,050
    5.000%, 06/01/28.................................................    5,035    6,375,720
North Carolina State (GO) Series B
    5.000%, 06/01/25.................................................   10,545   12,559,622
North Carolina State (GO) Series C
    5.000%, 05/01/20.................................................    3,270    3,382,194
    4.000%, 05/01/22.................................................    3,000    3,210,630
North Carolina State (GO) Series D
    4.000%, 06/01/23.................................................    8,700    9,516,321
Wake County (GO)
    5.000%, 09/01/21.................................................    1,450    1,562,781
Wake County (GO) Series A
    5.000%, 03/01/28.................................................    2,000    2,518,260
Wake County (GO) Series C
    5.000%, 03/01/24.................................................    3,000    3,466,770
                                                                                -----------
TOTAL NORTH CAROLINA.................................................            97,627,018
                                                                                -----------
OHIO -- (5.9%)
City of Cincinnati (GO) Series A
    4.000%, 12/01/21.................................................    2,645    2,803,568
City of Cincinnati (GO) Series C
    5.000%, 12/01/19.................................................    2,955    3,013,302
City of Columbus (GO) Series 1
    5.000%, 07/01/22.................................................    4,100    4,526,482
    5.000%, 07/01/26.................................................    4,260    5,187,232
City of Columbus (GO) Series 2017-1
    4.000%, 04/01/27.................................................    3,690    4,271,212
City of Columbus (GO) Series A
    2.000%, 08/15/20.................................................    3,285    3,302,476
    3.000%, 07/01/21.................................................      470      483,987
    4.000%, 04/01/22.................................................    2,000    2,135,440
    3.000%, 07/01/22.................................................      700      729,806
    2.000%, 08/15/22.................................................    6,160    6,235,583
    4.000%, 07/01/23.................................................    4,995    5,470,274
    4.000%, 04/01/27.................................................    8,800   10,186,088
City of Columbus (GO) Series A
    4.000%, 04/01/24.................................................    4,000    4,436,120

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
                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
OHIO -- (Continued)
Hamilton County Sewer System Revenue (RB) Series A
            5.000%, 12/01/21.................................................      200  $    216,918
Ohio Higher Educational Facility Commission (RB)
(currency)  5.250%, 07/01/44
              (Pre-refunded @ $100, 7/1/20)..................................    1,875     1,952,231
Ohio State (GO)
            5.000%, 09/01/19.................................................    6,000     6,067,200
Ohio State (GO) Series A
            5.000%, 09/01/19.................................................      550       556,160
            3.000%, 02/01/22.................................................      500       518,465
            5.000%, 08/01/22.................................................    4,005     4,430,852
            5.000%, 08/01/22.................................................    3,000     3,318,990
            5.000%, 09/15/22.................................................      250       277,545
            5.000%, 09/15/22.................................................      500       555,090
            5.000%, 09/01/25.................................................    5,550     6,633,749
Ohio State (GO) Series B
            5.000%, 08/01/20.................................................    3,020     3,146,598
            5.000%, 06/15/21.................................................    1,500     1,605,690
            5.000%, 09/01/27.................................................      625       776,100
            5.000%, 09/15/27.................................................    1,500     1,863,915
Ohio State (GO) Series C
            5.000%, 09/15/21.................................................    1,000     1,078,560
            5.000%, 09/15/21.................................................    4,500     4,853,520
            5.000%, 08/01/27.................................................    6,880     8,536,498
Ohio State (GO) Series U
            5.000%, 05/01/28.................................................    4,325     5,445,305
Upper Arlington City School District (GO) Series A
            5.000%, 12/01/27.................................................    3,190     3,973,049
                                                                                        ------------
TOTAL OHIO...................................................................            108,588,005
                                                                                        ------------
OKLAHOMA -- (0.1%)
City of Oklahoma City (GO)
            4.000%, 03/01/23.................................................    1,000     1,087,250
                                                                                        ------------
OREGON -- (1.7%)
City of Portland (GO)
            4.000%, 06/01/20.................................................      935       959,441
City of Portland Sewer System Revenue (RB) Series A
            5.000%, 06/15/26.................................................    1,550     1,889,202
City of Portland Water System Revenue (RB) Series A
            5.000%, 04/01/21.................................................    8,000     8,513,680

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
OREGON -- (Continued)
Clackamas County School District No. 46 Oregon Trail (GO) (SCH BD
  GTY)
    5.000%, 06/15/22.................................................    1,215  $ 1,340,072
Deschutes County Administrative School District No. 1 Bend-La Pine
  (GO) (SCH BD GTY)
    5.000%, 06/15/27.................................................    4,680    5,777,413
Lane County School District No. 4J Eugene (GO) (SCH BD GTY) Series A
    5.000%, 06/15/23.................................................    3,355    3,801,416
Oregon State (GO) Series A
    5.000%, 05/01/21.................................................      200      213,314
Oregon State (GO) Series G
    5.000%, 12/01/24.................................................    2,290    2,691,071
Oregon State Department of Transportation (RB) Series B
    5.000%, 11/15/26.................................................    3,500    4,295,060
Washington & Multnomah Counties School District No. 48J Beaverton
  (GO) (SCH BD GTY) Series C
    5.000%, 06/15/27.................................................    2,390    2,960,589
                                                                                -----------
TOTAL OREGON.........................................................            32,441,258
                                                                                -----------
PENNSYLVANIA -- (1.2%)
Commonwealth of Pennsylvania (GO) Series 1
    5.000%, 04/01/22.................................................   11,260   12,308,081
Commonwealth of Pennsylvania (GO) Series REF
    5.000%, 07/01/22.................................................    2,000    2,201,540
Montgomery County (GO)
    5.000%, 05/01/23.................................................    5,255    5,939,358
Pennsylvania Economic Development Financing Authority (RB) Series A
    5.000%, 07/01/19.................................................    1,300    1,307,280
West View Municipal Authority Water Revenue (RB)
    4.000%, 11/15/20.................................................    1,100    1,140,238
                                                                                -----------
TOTAL PENNSYLVANIA...................................................            22,896,497
                                                                                -----------
RHODE ISLAND -- (1.3%)
Rhode Island State (GO) Series A
    5.000%, 08/01/19.................................................    8,000    8,067,200

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
RHODE ISLAND -- (Continued)
    5.000%, 08/01/22.................................................    1,605  $ 1,775,660
Rhode Island State (GO) Series C
    5.000%, 08/01/19.................................................    9,185    9,262,154
    5.000%, 08/01/20.................................................    4,870    5,074,150
Rhode Island State (GO) Series D
    5.000%, 08/01/22.................................................      685      757,836
                                                                                -----------
TOTAL RHODE ISLAND...................................................            24,937,000
                                                                                -----------
SOUTH CAROLINA -- (2.8%)
Beaufort County (GO) (ST AID WITHHLDG) Series C......................
    5.000%, 03/01/22.................................................    3,485    3,810,499
Berkeley County School District (GO) (SCSDE) Series B
    5.000%, 03/01/22.................................................    4,120    4,503,613
Charleston County (GO) Series A
    5.000%, 11/01/22.................................................    4,780    5,332,903
Charleston County (GO) (ST AID WITHHLDG) Series C
    5.000%, 11/01/27.................................................    2,855    3,578,714
Charleston County School District (GO) (SCSDE) Series A
    5.000%, 02/01/21.................................................    2,020    2,138,897
City of Charleston Waterworks &Sewer System Revenue (RB)
    5.000%, 01/01/20.................................................    1,805    1,846,172
City of North Charleston (GO) (ST AID WITHHLDG)
    5.000%, 06/01/21.................................................      385      411,838
Clemson University (RB)
    3.000%, 05/01/21.................................................      350      359,454
Dorchester County School District No. 2 (GO) (SCSDE) Series B
    5.000%, 03/01/25.................................................    1,430    1,689,645
Florence School District One (GO) (SCSDE)
    5.000%, 03/01/20.................................................    3,335    3,429,781
    5.000%, 03/01/21.................................................    3,170    3,365,367
Richland County School District No. 1 (GO) (SCSDE) Series 1-A
    5.000%, 03/01/20.................................................    5,480    5,635,742

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
SOUTH CAROLINA -- (Continued)
Richland County School District No. 2 (GO) (SCSDE) Series A
    5.000%, 02/01/21.................................................    2,085  $ 2,207,723
South Carolina State (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/23.................................................    5,500    6,290,185
South Carolina State (GO) (ST AID WITHHLDG) Series B
    4.000%, 08/01/26.................................................    1,405    1,622,508
York County (GO) (ST AID WITHHLDG)
    5.000%, 04/01/20.................................................    1,900    1,959,584
York County School District No. 1 (GO) (SCSDE)
    5.000%, 03/01/21.................................................    3,790    4,021,455
                                                                                -----------
TOTAL SOUTH CAROLINA.................................................            52,204,080
                                                                                -----------
TENNESSEE -- (4.0%)
City of Clarksville Water Sewer & Gas Revenue (RB)
    5.000%, 02/01/20.................................................    3,150    3,230,105
City of Johnson City (GO)
    3.000%, 06/01/19.................................................      875      875,998
City of Maryville (GO) Series A
    5.000%, 06/01/22.................................................    1,865    2,046,409
City of Memphis (GO) Series A
    5.000%, 11/01/22.................................................    9,695   10,805,853
    5.000%, 04/01/25.................................................    1,945    2,303,891
City of Pigeon Forge (GO)
    4.000%, 06/01/21.................................................      670      701,302
Hamilton County (GO) Series A
    5.000%, 04/01/26.................................................    3,000    3,647,580
Hamilton County (GO) Series B
    3.000%, 03/01/22.................................................    4,550    4,720,352
Knox County (GO)
    5.000%, 06/01/20.................................................    2,585    2,679,585
Maury County (GO)
    5.000%, 04/01/21.................................................    5,105    5,432,792
Metropolitan Government of Nashville & Davidson County (GO)
    5.000%, 07/01/22.................................................    1,000    1,104,020
    5.000%, 01/01/26.................................................    3,225    3,881,223
    5.000%, 07/01/27.................................................    3,510    4,345,555

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
TENNESSEE -- (Continued)
    4.000%, 07/01/28.................................................   10,000  $11,690,500
Metropolitan Government of Nashville & Davidson County (GO) Series A
    5.000%, 01/01/20.................................................    1,100    1,124,871
    5.000%, 01/01/22.................................................    1,500    1,632,075
Putnam County (GO)
    4.000%, 04/01/23.................................................      975    1,061,063
Shelby County (GO) Series A
    5.000%, 04/01/20.................................................    7,000    7,217,560
Sumner County (GO)
    5.000%, 06/01/21.................................................      110      117,635
Tennessee State (GO) Series B
    5.000%, 08/01/20.................................................    1,945    2,027,274
Town of Greeneville (GO)
    3.000%, 06/01/21.................................................    1,360    1,394,734
Williamson County (GO) Series A
    4.000%, 05/01/22.................................................      300      321,063
Wilson County (GO)
    4.000%, 04/01/20.................................................    1,040    1,062,922
                                                                                -----------
TOTAL TENNESSEE......................................................            73,424,362
                                                                                -----------
TEXAS -- (13.4%)
Aldine Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/25.................................................    4,750    5,595,025
Austin Independent School District (GO) (PSF-GTD)
    5.000%, 08/01/20.................................................      350      364,452
City of Arlington (GO) Series A
    3.000%, 08/15/20.................................................    1,700    1,730,583
City of Austin (GO)
    5.000%, 09/01/20.................................................    1,655    1,729,425
City of Dallas (GO)
    5.000%, 02/15/21.................................................    9,505   10,059,427
City of Denton (GO)
    4.000%, 02/15/22.................................................    2,510    2,667,076
City of El Paso (GO)
    5.000%, 08/15/19.................................................    3,505    3,538,262
City of Fort Worth (GO) Series A
    5.000%, 03/01/25.................................................    5,000    5,883,550
City of Houston (GO) Series A
    5.000%, 03/01/21.................................................    3,100    3,287,581
    5.000%, 03/01/22.................................................    5,890    6,421,278

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
TEXAS -- (Continued)
City of Houston Combined Utility System Revenue (RB) (AGC)
(currency)  5.375%, 11/15/38
              (Pre-refunded @ $100, 5/15/19).................................    4,735  $4,741,392
City of Lubbock (GO)
            5.000%, 02/15/23.................................................    1,000   1,120,880
City of Richardson (GO)
            5.000%, 02/15/27.................................................    1,715   2,089,282
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
            5.000%, 02/01/21.................................................      720     761,868
City of San Antonio Electric & Gas Systems Revenue (RB)
            5.000%, 02/01/21.................................................    3,000   3,173,910
City of Southlake (GO)
            3.000%, 02/15/23.................................................    1,510   1,582,238
Clear Creek Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/25.................................................    2,175   2,561,932
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/21.................................................    3,500   3,707,340
Dallas Area Rapid Transit (RB) Series B
            5.000%, 12/01/21.................................................    2,545   2,759,594
El Paso Independent School District (GO) (PSF-GTD)
            5.000%, 08/15/24.................................................      500     582,265
Galveston County (GO)
            5.000%, 02/01/22.................................................    1,000   1,088,190
Grayson County (GO)
            5.000%, 01/01/21.................................................    1,990   2,100,943
Harris County (GO) Series A
            5.000%, 10/01/19.................................................    4,345   4,405,439
            5.000%, 10/01/19.................................................    3,500   3,548,685
Hays Consolidated Independent School District (GO) (PSF-GTD)
            5.000%, 08/15/23.................................................    1,355   1,537,220
Hidalgo County Drain District No. 1 (GO)
            5.000%, 09/01/22.................................................    1,000   1,102,110
Highland Park Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.................................................    1,790   1,837,310

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED



                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
TEXAS -- (Continued)
Houston Higher Education Finance Corp. (RB) Series A
(currency)  6.875%, 05/15/41
              (Pre-refunded @ $100, 5/15/21).................................    3,225  $3,549,370
Humble Independent School District (GO) (PSF-GTD) Series A
            5.500%, 02/15/25.................................................    7,000   8,432,830
Katy Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/20.................................................    3,820   3,920,963
La Porte Independent School District (GO)
            5.000%, 02/15/21.................................................    1,700   1,801,337
Lake Travis Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.................................................    3,480   3,571,976
Mansfield Independent School District (GO)
            5.000%, 02/15/20.................................................    1,000   1,026,670
Mansfield Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/22.................................................      895     975,774
North Texas Municipal Water District Water System Revenue (RB)
            5.000%, 09/01/24.................................................    5,715   6,649,803
Northside Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/23.................................................    4,535   5,088,542
            5.000%, 08/15/25.................................................    1,880   2,242,370
Northside Independent School District (GO) (PSF-GTD) Series A
            4.000%, 08/15/24.................................................    5,215   5,816,237
Northwest Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/24.................................................    1,695   1,947,216
Permanent University Fund - Texas A&M University System (RB)
            5.000%, 07/01/23.................................................    3,500   3,964,310

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
TEXAS -- (Continued)
Permanent University Fund - University of Texas System (RB) Series B
    5.000%, 07/01/26.................................................    5,500  $ 6,688,880
Plano Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/24.................................................   11,000   12,647,690
San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.................................................    4,100    4,208,363
    5.000%, 08/15/26.................................................    4,340    5,270,670
Spring Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/19.................................................    5,000    5,048,750
Spring Independent School District (GO) (BAM)
    5.000%, 08/15/24.................................................    4,985    5,783,298
Tarrant Regional Water District (RB)
    6.000%, 09/01/24.................................................    3,450    4,198,857
Texas A&M University (RB) Series B
    5.000%, 05/15/21.................................................    4,000    4,269,680
Texas State (GO)
    5.000%, 04/01/23.................................................   10,000   11,252,000
    5.000%, 10/01/23.................................................   15,345   17,493,453
    5.000%, 10/01/26.................................................    2,845    3,467,742
Texas State (GO) Series A
    5.000%, 10/01/19.................................................    1,900    1,926,505
    5.000%, 04/01/25.................................................    1,000    1,181,440
Texas Transportation Commission State Highway Fund (RB)
    5.250%, 04/01/26.................................................      300      367,005
    5.000%, 10/01/26.................................................    4,340    5,289,983
Texas Transportation Commission State Highway Fund (RB) Series A
    5.000%, 04/01/20.................................................    7,900    8,143,320
Trinity River Authority Central Regional Wastewater System Revenue
  (RB)
    5.000%, 08/01/27.................................................    3,150    3,889,431
University of Texas System (The) (RB) Series C
    5.000%, 08/15/24.................................................    1,850    2,156,416
University of Texas System (The) (RB) Series D
    5.000%, 08/15/26.................................................    2,000    2,439,540

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED




                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
TEXAS -- (Continued)
University of Texas System (The) (RB) Series E
    5.000%, 08/15/26.................................................    4,835  $  5,897,588
University of Texas System (The) (RB) Series J
    5.000%, 08/15/25.................................................    2,500     2,983,500
    5.000%, 08/15/26.................................................    1,500     1,829,655
Via Metropolitan Transit (RB)
    5.000%, 07/15/20.................................................    2,495     2,596,197
                                                                                ------------
TOTAL TEXAS..........................................................            247,994,618
                                                                                ------------
UTAH -- (2.1%)
North Davis County Sewer District (RB)
    3.000%, 03/01/21.................................................    2,135     2,189,079
Salt County Lake (GO)
    5.000%, 12/15/26.................................................    1,095     1,347,595
Utah State (GO)
    5.000%, 07/01/22.................................................   11,285    12,466,314
    5.000%, 07/01/24.................................................    2,350     2,738,619
    5.000%, 07/01/26.................................................    4,450     5,428,644
    5.000%, 07/01/27.................................................    4,435     5,517,317
    5.000%, 07/01/27.................................................    1,665     2,071,327
Washington County School District Board of Education/St George (GO)
  (SCH BD GTY)
    5.000%, 03/01/20.................................................    2,135     2,195,143
    5.000%, 03/01/22.................................................    4,465     4,884,621
                                                                                ------------
TOTAL UTAH...........................................................             38,838,659
                                                                                ------------
VERMONT -- (0.2%)
Vermont State (GO) Series B
    5.000%, 08/15/23.................................................    1,270     1,447,000
Vermont State (GO) Series C
    4.000%, 08/15/23.................................................      225       247,077
Vermont State (GO) Series F
    5.000%, 08/15/20.................................................    1,100     1,147,971
                                                                                ------------
TOTAL VERMONT........................................................              2,842,048
                                                                                ------------
VIRGINIA -- (4.1%)
Arlington County (GO)
    5.000%, 08/15/22.................................................    3,000     3,329,790
City of Alexandria (GO) (ST AID WITHHLDG) Series A
    5.000%, 07/15/27.................................................    3,160     3,936,728
City of Hampton (GO) (ST AID WITHHLDG) Series B
    5.000%, 09/01/21.................................................    3,000     3,234,060
    5.000%, 09/01/22.................................................    2,050     2,275,480

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
VIRGINIA -- (Continued)
City of Lynchburg (GO)
    5.000%, 02/01/20.................................................    1,390  $1,425,556
City of Norfolk (GO) (ST AID WTHHLDG)
    5.000%, 08/01/28.................................................    2,405   3,034,244
City of Richmond (GO) Series B
    5.000%, 07/15/25.................................................    5,350   6,397,048
City of Richmond (GO) (ST AID WITHHLDG) Series B
    5.000%, 07/15/26.................................................    3,635   4,440,516
City of Richmond (GO) (ST AID WITHHLDG) Series D
    5.000%, 03/01/27.................................................    3,275   4,049,079
City of Roanoke (GO) (ST AID WITHHLDG)
    4.000%, 04/01/20.................................................    1,000   1,022,230
Commonwealth of Virginia (GO) Series A
    5.000%, 06/01/25.................................................      500     597,760
Commonwealth of Virginia (GO) Series B
    4.000%, 06/01/23.................................................    2,500   2,739,775
Fairfax County (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/19.................................................    3,880   3,935,251
    5.000%, 10/01/19.................................................    2,500   2,535,600
    5.000%, 10/01/26.................................................    1,000   1,231,350
    5.000%, 10/01/27.................................................    1,000   1,256,020
Fairfax County (GO) (ST AID WITHHLDG) Series C
    5.000%, 10/01/19.................................................    6,925   7,023,612
Henrico County (GO) (ST AID WITHHLDG)
    5.000%, 08/01/27.................................................    1,680   2,096,136
    5.000%, 08/01/28.................................................    2,905   3,687,607
Loudoun County (GO) (ST AID WITHHLDG) Series A
    5.000%, 12/01/22.................................................    4,000   4,471,720
Pittsylvania County (GO) (ST AID WITHHLDG)
    5.000%, 02/01/21.................................................      250     264,583
Spotsylvania County Water & Sewer System Revenue (RB)
    5.000%, 06/01/19.................................................    2,885   2,892,847
University of Virginia (RB) Series B
    5.000%, 08/01/21.................................................    6,250   6,727,750
Virginia Resources Authority (RB) Series B
    4.000%, 10/01/19.................................................    2,000   2,020,280

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED




                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
VIRGINIA -- (Continued)
Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20.................................................      745  $   782,891
                                                                                -----------
TOTAL VIRGINIA.......................................................            75,407,913
                                                                                -----------
WASHINGTON -- (6.5%)
Benton County School District No. 400 Richland (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................    4,705    5,251,156
City of Seattle (GO)
    5.000%, 12/01/19.................................................    1,500    1,529,955
City of Seattle Drainage & Wastewater Revenue (RB)
    5.000%, 09/01/20.................................................    3,665    3,829,815
    5.000%, 07/01/27.................................................    8,400   10,385,256
City of Seattle Municipal Light & Power Revenue (RB)
    5.000%, 09/01/20.................................................      350      365,596
City of Seattle Municipal Light & Power Revenue (RB) Series A
    5.000%, 06/01/19.................................................    1,525    1,529,179
    5.000%, 06/01/22.................................................      310      341,332
City of Seattle Water System Revenue (RB)
    5.000%, 09/01/22.................................................    6,000    6,655,800
Clark County School District No. 119 Battleground (GO) (SCH BD GTY)
    4.000%, 12/01/21.................................................    1,000    1,059,950
    4.000%, 12/01/22.................................................    2,630    2,845,160
County of Kitsap WA (GO)
    5.000%, 06/01/21.................................................      200      213,754
King County (GO)
    5.000%, 01/01/21.................................................      425      448,766
King County (GO) Series A
    5.000%, 06/01/28.................................................    3,555    4,471,123
    5.000%, 06/01/29.................................................    2,050    2,612,889
King County (GO) Series E
    5.000%, 12/01/19.................................................    1,300    1,325,883
    5.000%, 12/01/25.................................................      955    1,147,881
King County School District No. 400 Mercer Island (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................    1,145    1,278,759
King County School District No. 403 Renton (GO) (SCH BD GTY)
    5.000%, 12/01/19.................................................    1,150    1,172,621

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
WASHINGTON -- (Continued)
King County School District No. 411 Issaquah (GO) (SCH BD GTY)
     5.000%, 12/01/23..................................................    3,500  $4,017,020
King County School District No. 412 Shoreline (GO) (SCH BD GTY)
     4.000%, 12/01/21..................................................    1,000   1,059,950
King County Sewer Revenue (RB) Series B
     5.000%, 07/01/22..................................................    1,000   1,103,700
North Thurston Public Schools (GO) (SCH BD GTY)
     5.000%, 12/01/20..................................................    2,880   3,032,640
Skagit County School District No. 103 Anacortes (GO) (SCH BD GTY)
     5.000%, 12/01/19..................................................    1,925   1,962,538
     5.000%, 12/01/20..................................................    2,245   2,362,907
Snohomish County Public Utility District No. 1 (RB)
     5.000%, 12/01/19..................................................    1,655   1,687,752
Snohomish County School District No. 15 Edmonds (GO) (SCH BD GTY)
     5.000%, 12/01/20..................................................    2,555   2,690,415
Snohomish County School District No. 201 Snohomish (GO) (SCH BD GTY)
     5.000%, 12/01/25..................................................    4,000   4,807,880
Spokane County (GO)
     5.000%, 12/01/22..................................................    1,025   1,142,844
Tacoma Metropolitan Park District (GO) Series B
     5.000%, 12/01/21..................................................      150     162,569
Thurston County School District No. 111 Olympia (GO) (SCH BD GTY)
     5.000%, 12/01/21..................................................      425     461,287
University of Washington (RB) Series A
     5.000%, 07/01/22..................................................    6,505   7,181,650
Washington State (GO) Series 2013A
     5.000%, 08/01/21..................................................      225     241,785
Washington State (GO) Series A
     5.000%, 08/01/23..................................................      750     852,323
Washington State (GO) Series B
     5.000%, 07/01/25..................................................    1,500   1,787,100

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED



                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
WASHINGTON -- (Continued)
Washington State (GO) Series C
    5.000%, 02/01/23.................................................    1,500  $  1,681,860
Washington State (GO) Series D
    5.000%, 07/01/20.................................................    5,000     5,196,350
    5.000%, 07/01/23.................................................    3,800     4,309,010
    5.000%, 06/01/27.................................................    3,000     3,711,060
Washington State (GO) Series R-2012C
    4.000%, 07/01/21.................................................    1,610     1,691,659
Washington State (GO) Series R-2013A
    5.000%, 07/01/21.................................................    7,000     7,503,300
Washington State (GO) Series R-2015
    5.000%, 07/01/22.................................................    3,720     4,106,954
Washington State (GO) Series R-2015-C
    5.000%, 07/01/20.................................................    2,000     2,078,540
Washington State (GO) Series R-2015E
    5.000%, 07/01/21.................................................    5,000     5,359,500
Washington State (GO) Series R-2018D
    5.000%, 08/01/25.................................................    3,635     4,338,990
                                                                                ------------
TOTAL WASHINGTON.....................................................            120,996,458
                                                                                ------------

                                                                         FACE
                                                                        AMOUNT^     VALUE+
                                                                        ------- --------------
                                                                         (000)
WEST VIRGINIA -- (0.0%)
Jefferson County Board of Education (GO) (WV BD COMM)
    4.000%, 05/01/20.................................................      130  $      133,127
                                                                                --------------
WISCONSIN -- (0.4%)
City of Milwaukee (GO) Series N4
    5.000%, 04/01/27.................................................    2,000       2,443,480
City of Oshkosh (GO) Series B
    3.000%, 12/01/23.................................................      445         469,600
Oregon School District (GO)
    3.000%, 03/01/21.................................................      430         440,810
Sun Prairie Area School District (GO)
    4.000%, 03/01/20.................................................      570         581,326
Wisconsin State (GO) Series 3
    5.000%, 11/01/22.................................................    3,110       3,462,985
                                                                                --------------
TOTAL WISCONSIN......................................................                7,398,201
                                                                                --------------
TOTAL MUNICIPAL BONDS................................................            1,855,665,940
                                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $1,828,876,760)............................................           $1,855,665,940
                                                                                ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------
                                                             LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                                             ------- -------------- ------- --------------
Municipal Bonds.............................................   --    $1,855,665,940   --    $1,855,665,940
                                                               --    --------------   --    --------------
TOTAL.......................................................   --    $1,855,665,940   --    $1,855,665,940
                                                               ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Acton-Agua Dulce Unified School District (GO) (AGM)
  Series A
(currency)  4.500%, 08/01/23 (Pre- refunded @ $100,
              8/1/19)....................................      850  $   856,477
Alameda County Transportation Commission (RB)
            5.000%, 03/01/20.............................    4,500    4,636,260
Alhambra Unified School District (GO) Series A
            3.000%, 08/01/19.............................      700      702,884
            3.000%, 08/01/19.............................      575      577,369
            4.000%, 08/01/20.............................      750      774,675
            4.000%, 08/01/20.............................      585      604,247
Anaheim Housing & Public Improvements Authority (RB)
(currency)  5.000%, 10/01/33 (Pre- refunded @ $100,
              10/1/21)...................................    1,910    2,070,727
(currency)  5.000%, 10/01/34 (Pre- refunded @ $100,
              10/1/21)...................................    3,225    3,496,384
Anaheim Union High School District (GO)
            5.000%, 08/01/19.............................      400      403,612
            5.000%, 08/01/19.............................    7,200    7,265,016
Bay Area Toll Authority (RB)
(currency)  5.000%, 10/01/42 (Pre- refunded @ $100,
              10/1/20)...................................   22,635   23,778,067
Bay Area Toll Authority (RB) Series F-2
            4.000%, 04/01/20.............................   12,780   13,086,464
            4.000%, 04/01/21.............................    1,500    1,574,250
Berkeley Unified School District (GO) Series
            5.000%, 08/01/23.............................      295      338,778
Berkeley Unified School District (GO) Series A
            4.000%, 08/01/19.............................      500      503,285

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
California Educational Facilities Authority (RB) Series A
            4.000%, 11/01/19.............................      850  $   860,787
California Health Facilities Financing Authority (RB)
(currency)  5.000%, 08/15/39 (Pre- refunded @ $100,
              8/15/19)...................................   11,190   11,301,340
California Health Facilities Financing Authority (RB)
  Series A
(currency)  6.000%, 07/01/39 (Pre- refunded @ $100,
              7/1/19)....................................    7,100    7,150,836
California State (GO)
            5.000%, 08/01/19.............................    2,340    2,360,826
            5.000%, 08/01/19.............................    4,460    4,499,694
            5.000%, 09/01/19.............................    5,815    5,884,257
            5.000%, 09/01/19.............................    4,000    4,047,640
            5.000%, 09/01/19.............................    5,000    5,059,550
            5.000%, 10/01/19.............................    1,500    1,522,380
            5.000%, 10/01/19.............................    5,000    5,074,600
            5.000%, 10/01/19.............................    5,340    5,419,673
            5.000%, 10/01/19.............................   19,000   19,283,480
            2.000%, 11/01/19.............................    8,000    8,024,880
            4.000%, 11/01/19.............................      225      227,923
            4.000%, 11/01/19.............................    1,095    1,109,224
            5.000%, 11/01/19.............................    3,545    3,608,562
            5.000%, 11/01/19.............................    5,935    6,041,415
            5.000%, 02/01/20.............................   13,120   13,472,534
            5.000%, 04/01/20.............................      325      335,673
            5.000%, 04/01/20.............................    3,705    3,826,672
            5.000%, 04/01/20.............................   15,000   15,492,600
            5.000%, 04/01/20.............................   18,000   18,591,120
            5.000%, 08/01/20.............................    7,440    7,771,750
            5.000%, 08/01/20.............................    2,415    2,522,685
            5.000%, 09/01/20.............................      700      733,089
            5.000%, 10/01/20.............................    1,580    1,658,874
            5.000%, 10/01/20.............................    3,410    3,580,227
            5.000%, 10/01/20.............................    1,610    1,690,371
            5.000%, 10/01/20.............................   11,000   11,549,120
            5.000%, 11/01/20.............................    8,000    8,420,320
            5.000%, 02/01/21.............................    1,575    1,668,839
            5.000%, 02/01/21.............................      650      688,727
            5.000%, 04/01/21.............................      795      846,826
            5.000%, 08/01/21.............................    8,060    8,668,691
            5.000%, 08/01/21.............................      510      548,515
            5.000%, 08/01/21.............................    2,000    2,151,040

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
            5.000%, 08/01/21.............................    7,065  $ 7,598,549
            5.000%, 09/01/21.............................    2,645    2,851,998
            5.000%, 09/01/21.............................    7,845    8,458,950
            5.000%, 09/01/21.............................    6,070    6,545,038
            5.000%, 10/01/21.............................   17,155   18,544,555
            5.000%, 12/01/21.............................    2,000    2,172,880
            5.000%, 03/01/22.............................    1,075    1,176,340
            5.000%, 04/01/22.............................    1,800    1,974,546
            5.000%, 08/01/22.............................    2,250    2,492,258
            5.000%, 08/01/22.............................      785      869,521
            5.000%, 09/01/22.............................    2,290    2,542,656
            5.250%, 09/01/22.............................    5,750    6,430,857
            5.250%, 10/01/22.............................      500      560,635
California State (GO) Series A
(currency)  5.250%, 07/01/21 (Pre- refunded @ $100,
              7/1/19)....................................    8,635    8,689,141
(currency)  5.250%, 07/01/21 (Pre- refunded @ $100,
              7/1/19)....................................    2,820    2,837,681
California State (GO) Series B
            5.000%, 09/01/19.............................    5,000    5,059,550
            5.000%, 09/01/20.............................    3,600    3,770,172
            5.000%, 09/01/21.............................      840      905,738
California State (GO) (ETM) Series A
            4.600%, 07/01/19.............................    1,000    1,005,210
            5.000%, 07/01/19.............................   12,305   12,377,107
California State Department of Water Resources (RB)
  Series AS
            5.000%, 12/01/19.............................    2,070    2,113,532
            5.000%, 12/01/22.............................    3,355    3,780,615
California State Department of Water Resources (RB)
  (ETM) Series AS
            5.000%, 12/01/22.............................       35       39,307
California State Department of Water Resources Power
  Supply Revenue (RB) Series
            4.000%, 05/01/19.............................    1,515    1,515,000
            5.000%, 05/01/19.............................   22,610   22,610,000
            5.000%, 05/01/20.............................    4,005    4,149,300
California State Department of Water Resources Power
  Supply Revenue (RB) Series L
(currency)  5.000%, 05/01/22 (Pre- refunded @ $100,
              5/1/20)....................................    5,865    6,072,152

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
California State Department of Water Resources Power
  Supply Revenue (RB) Series O
            5.000%, 05/01/21.............................   15,855  $16,981,815
            5.000%, 05/01/22.............................    2,305    2,549,745
California State Public Works Board (RB)
(currency)  5.500%, 03/01/25 (Pre- refunded @ $ 100,
              3/1/20)....................................    2,020    2,088,801
(currency)  6.125%, 11/01/29 (Pre- refunded @ $ 100,
              11/1/19)...................................    6,450    6,600,801
(currency)  6.000%, 11/01/34 (Pre- refunded @ $ 100,
              11/1/19)...................................      865      884,687
(currency)  6.375%, 11/01/34 (Pre- refunded @ $ 100,
              11/1/19)...................................    2,550    2,612,781
California State Public Works Board (RB) Series G-1
(currency)  5.750%, 10/01/30 (Pre- refunded @ $ 100,
              10/1/19)...................................   14,735   14,998,904
California State Public Works Board (RB) (ETM) Series
            5.000%, 09/01/21.............................    1,050    1,137,875
California State Public Works Board (RB) (ETM) Series F
            5.000%, 10/01/20.............................    2,015    2,116,758
California State University (RB) Series A
            5.000%, 11/01/19.............................    1,000    1,018,080
            5.000%, 11/01/21.............................    2,595    2,820,298
(currency)  5.250%, 11/01/34 (Pre- refunded @ $ 100,
              5/1/19)....................................    9,275    9,275,000
(currency)  6.000%, 11/01/40 (Pre- refunded @ $ 100,
              5/1/19)....................................    2,000    2,000,000
California State University (RB) Series A-
            5.000%, 11/01/19.............................    3,660    3,726,173
California Statewide Communities Dev. Authority (RB)
  (FHA INS)
(currency)  6.625%, 08/01/29 (Pre- refunded @ $ 100,
              8/1/19)....................................    2,225    2,252,946

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
California Statewide Communities Dev. Authority (RB)
  Series A
(currency)  6.000%, 08/15/42 (Pre- refunded @ $100,
              8/15/20)...................................    5,000  $ 5,286,750
Campbell Union High School District (GO) Series B
            3.000%, 08/01/19.............................      250      251,010
Central Marin Sanitation Agency (RB)
            3.000%, 09/01/19.............................    1,160    1,166,392
Chabot-Las Positas Community College District (GO)
            4.000%, 08/01/22.............................    3,050    3,301,411
City & County of San Francisco (GO) Series A
            4.750%, 06/15/19.............................      650      652,639
            5.000%, 06/15/20.............................      750      780,473
            5.000%, 06/15/20.............................    1,000    1,040,630
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/20.............................      865      900,145
            5.000%, 06/15/21.............................      250      268,648
City of Berkeley (RN)
            3.000%, 07/17/19.............................    7,000    7,019,810
City of Long Beach Harbor Revenue (RB) Series B
            5.000%, 05/15/19.............................      815      816,051
City of Los Angeles CA (RN)
            4.000%, 06/27/19.............................   30,735   30,841,036
City of Los Angeles CA (GO) Series A
            5.000%, 09/01/20.............................    9,400    9,853,268
City of Los Angeles CA (GO) Series B
            5.000%, 09/01/21.............................    4,700    5,085,823
City of Los Angeles Wastewater System Revenue (RB)
  Series A
(currency)  5.375%, 06/01/39 (Pre- refunded @ $100,
              6/1/19)....................................   19,000   19,060,610
City of Los Angeles Wastewater System Revenue (RB)
  Series B
            5.000%, 06/01/21.............................    1,400    1,503,446
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/22.............................      385      426,853

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
City of San Francisco Public Utilities Commission Water
  Revenue (RB)
            5.000%, 11/01/19.............................    5,920  $ 6,028,514
            5.000%, 11/01/20.............................    3,825    4,031,244
            5.000%, 11/01/20.............................    1,070    1,127,694
            5.000%, 11/01/21.............................    4,290    4,667,949
            4.000%, 11/01/22.............................    3,000    3,264,570
            5.000%, 11/01/22.............................    1,345    1,509,359
            5.000%, 11/01/23.............................    1,835    2,119,645
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series
            5.000%, 11/01/19.............................      275      280,041
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series A
(currency)  5.125%, 11/01/39 (Pre- refunded @ $100,
              11/1/19)...................................   12,875   13,112,415
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series F
(currency)  5.000%, 11/01/26 (Pre- refunded @ $100,
              11/1/20)...................................    3,510    3,697,645
(currency)  5.000%, 11/01/28 (Pre- refunded @ $100,
              11/1/20)...................................    4,200    4,424,532
City of Santa Rosa Wastewater Revenue (RB) Series A
            5.000%, 09/01/21.............................    1,760    1,905,323
City of Tulare Sewer Revenue (RB) (AGM)
            3.000%, 11/15/19.............................      200      201,670
Colton Joint Unified School District (GO) (AGM)
            4.000%, 08/01/20.............................    1,000    1,031,640
Contra Costa Water District (RB) Series Q
            5.000%, 10/01/19.............................    2,545    2,583,811
Contra Costa Water District (RB) Series U
            5.000%, 10/01/19.............................      350      355,338
County of Los Angeles CA (RN)
            4.000%, 06/28/19.............................   43,500   43,652,685
County of Riverside CA (RN)
            4.000%, 06/28/19.............................   33,625   33,739,325

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
County of Santa Clara CA (GO) Series A
(currency)  5.000%, 08/01/39
               (Pre-refunded @ $ 100, 8/1/19)............    5,355  $ 5,402,392
County of Ventura CA (RN)
            2.500%, 07/01/19.............................   41,500   41,558,930
Desert Community College District (GO)
            4.000%, 08/01/19.............................    1,750    1,761,498
            5.000%, 08/01/21.............................      665      718,293
Desert Sands Unified School District (GO)
            3.000%, 08/01/20.............................    1,250    1,275,725
            4.000%, 08/01/21.............................      450      476,141
East Bay Regional Park District (GO) Series A
            4.000%, 09/01/21.............................      210      222,592
East Bay Regional Park District (GO) Series A-1
            5.000%, 09/01/20.............................      810      849,058
East Bay Regional Park District (GO) Series A-2
            5.000%, 09/01/20.............................    4,900    5,136,278
East Side Union High School District (GO)
            2.000%, 08/01/20.............................    1,055    1,062,533
East Side Union High School District (GO) Series B
            3.000%, 08/01/19.............................    4,000    4,015,560
El Monte Union High School District (GO)
            2.000%, 06/01/22.............................    1,080    1,097,410
El Rancho Unified School District (GO) (AGM)
            4.000%, 08/01/20.............................      780      805,662
Evergreen School District (GO)
            5.000%, 08/01/19.............................      500      504,515
Fontana Unified School District (GO)
            5.000%, 08/01/19.............................    1,285    1,296,604
            4.000%, 08/01/20.............................    3,620    3,739,098
            4.000%, 08/01/21.............................      530      559,579
Foothill-De Anza Community College District (GO)
            4.000%, 08/01/19.............................      550      553,614
Fort Bragg Unified School District (GO) (AGM)
(currency)  5.500%, 08/01/31
               (Pre-refunded @ $ 100, 8/1/19)............      500      504,975

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 CALIFORNIA -- (Continued)
 Fremont Unified School District/Alameda County (GO)
   Series C
     5.000%, 08/01/19....................................   20,495  $20,680,070
     5.000%, 08/01/20....................................   13,340   13,943,368
 Fremont Union High School District (GO)
     5.000%, 08/01/20....................................    1,000    1,045,230
 Gavilan Joint Community College District (GO) Series A
     4.000%, 08/01/20....................................    2,100    2,168,565
     4.000%, 08/01/21....................................    1,500    1,587,825
 Gilroy Unified School District (GO) (AGM)
     4.000%, 08/01/23....................................    1,900    2,101,381
 Grossmont Union High School District (GO)
     4.000%, 08/01/20....................................    2,420    2,499,618
 Kern Community College District (GO)
     4.000%, 08/01/20....................................    5,000    5,164,500
 Kern High School District (GO) Series A
     3.000%, 08/01/19....................................    1,925    1,932,296
 Livermore Valley Joint Unified School District (GO)
     5.000%, 08/01/20....................................      800      836,184
 Long Beach Unified School District (GO) Series A
     5.000%, 08/01/20....................................    7,375    7,708,571
 Los Altos Elementary School District (GO)
     5.000%, 08/01/19....................................      975      983,804
     4.000%, 08/01/21....................................    1,550    1,639,683
 Los Angeles Community College District (GO)
     5.000%, 08/01/21....................................    2,890    3,120,275
 Los Angeles Community College District (GO) Series
     5.000%, 08/01/23....................................    3,350    3,844,158
 Los Angeles Community College District (GO) Series A
     5.000%, 08/01/20....................................   10,000   10,445,900
     5.000%, 08/01/21....................................    3,625    3,913,840
 Los Angeles Community College District (GO) Series C
     5.000%, 08/01/20....................................    4,080    4,261,927

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 CALIFORNIA -- (Continued)
 Los Angeles County Metropolitan Transportation
   Authority (RB)
     5.000%, 07/01/19....................................   13,665  $13,746,990
     5.000%, 07/01/20....................................   11,960   12,467,941
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series A
     5.000%, 07/01/20....................................    3,005    3,132,622
     5.000%, 07/01/21....................................    9,000    9,693,090
     5.000%, 07/01/22....................................    1,765    1,960,739
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series B
     5.000%, 06/01/19....................................    1,000    1,002,950
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series C
     5.000%, 07/01/21....................................    1,400    1,507,814
 Los Angeles Department of Water (RB) Series B
     5.000%, 07/01/19....................................    1,000    1,005,860
     4.000%, 07/01/20....................................      500      515,005
     4.000%, 07/01/21....................................      700      739,186
     5.000%, 07/01/21....................................    1,500    1,615,845
 Los Angeles Department of Water & Power Power System
   Revenue (RB) Series A
     5.000%, 07/01/19....................................    2,250    2,263,185
     5.000%, 07/01/19....................................    4,230    4,254,788
     5.000%, 07/01/20....................................    1,050    1,093,596
     5.000%, 07/01/21....................................    1,750    1,883,210
     5.000%, 07/01/21....................................    2,000    2,152,240
 Los Angeles Department of Water & Power Power System
   Revenue (RB) Series D
     5.000%, 07/01/20....................................    1,000    1,041,520
     5.000%, 07/01/21....................................      875      941,605
 Los Angeles Unified School District (GO) Series A
     5.000%, 07/01/19....................................    4,595    4,621,100
     5.000%, 07/01/19....................................    6,330    6,365,954
     5.000%, 07/01/19....................................    3,590    3,610,391
     5.000%, 07/01/21....................................    3,500    3,748,570
 Los Angeles Unified School District (GO) Series A-2
     5.000%, 07/01/21....................................    4,625    4,953,467
 Los Angeles Unified School District (GO) Series B
     5.000%, 07/01/19....................................    2,400    2,413,632

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
            5.000%, 07/01/22..............................    1,350  $1,488,672
Los Angeles Unified School District (GO) Series B-1
            5.000%, 07/01/19..............................    6,080   6,114,534
Los Angeles Unified School District (GO) Series C
            5.000%, 07/01/20..............................    1,895   1,971,198
            5.000%, 07/01/22..............................    5,560   6,131,123
            5.000%, 07/01/23..............................    2,000   2,267,040
Los Angeles Unified School District (GO) Series KRY
            5.000%, 07/01/19..............................    3,390   3,409,255
Los Rios Community College District (GO) Series A
(currency)  4.750%, 08/01/32
               (Pre-refunded @ $ 100, 8/1/20).............    5,000   5,204,350
Los Rios Community College District (GO) Series C
            2.000%, 08/01/19..............................    2,265   2,268,760
Los Rios Community College District (GO) Series F
            2.000%, 08/01/19..............................    2,740   2,744,548
            2.000%, 08/01/20..............................    2,365   2,384,511
Manhattan Beach Unified School District (GO) Series A
            4.000%, 09/01/19..............................    1,000   1,008,790
            5.000%, 09/01/20..............................    1,575   1,650,947
Manhattan Beach Unified School District (GO) Series F
            4.000%, 09/01/21..............................      500     530,100
Marin Community College District (GO) Series B
(currency)  5.000%, 08/01/38
               (Pre-refunded @ $ 100, 8/1/19).............    5,265   5,311,595
Metropolitan Water District of Southern California (RB)
  Series A
            5.000%, 07/01/19..............................    8,000   8,047,600
Metropolitan Water District of Southern California (RB)
  Series C
            5.000%, 07/01/19..............................    3,000   3,017,850
Mountain View Los Altos Union High School District (GO)
  Series A
            4.000%, 08/01/19..............................    9,175   9,235,280

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

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
New Haven Unified School District (GO) (AGM)
            4.000%, 08/01/19..............................    1,430  $1,439,395
New Haven Unified School District (GO) (BAM) Series B
            5.000%, 08/01/21..............................    3,100   3,346,295
Northern California Power Agency (RB) Series A
            5.000%, 07/01/19..............................    1,000   1,005,900
Oakland Unified School District/Alameda County (GO)
            5.000%, 08/01/19..............................    1,000   1,008,350
            5.000%, 08/01/20..............................      600     625,074
Oakland Unified School District/Alameda County (GO)
  Series A
            5.000%, 08/01/19..............................    3,635   3,665,352
Orange County Sanitation District (RB) Series A
            5.000%, 02/01/24..............................    5,295   6,174,341
Oxnard Union High School District (GO) Series A
            4.000%, 08/01/19..............................    2,750   2,768,067
            4.000%, 08/01/20..............................    3,000   3,098,700
Padre Dam Municipal Water District Series A Series A
(currency)  5.250%, 10/01/34
               (Pre-refunded @ $100, 10/1/19).............    6,100   6,195,465
Palm Springs Unified School District (GO) Series D
            3.000%, 08/01/20..............................    3,120   3,182,244
Palo Alto Unified School District (GO)
            5.000%, 08/01/19..............................    8,000   8,072,240
Palomar Community College District (GO)
            5.000%, 05/01/23..............................      715     816,165
Pasadena Unified School District (GO)
            5.000%, 05/01/20..............................      550     569,987
Peralta Community College District (GO)
            5.000%, 08/01/19..............................    2,220   2,240,047
Peralta Community College District (GO) Series B
            5.000%, 08/01/22..............................    1,845   2,046,751
Redwood City School District (GO)
            4.000%, 08/01/19..............................    1,000   1,006,570

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
            4.000%, 08/01/20..............................      450  $  464,805
Riverside Unified School District (GO) Series A
            5.000%, 08/01/19..............................    6,200   6,255,986
Sacramento Municipal Utility District (RB)
            5.000%, 07/01/19..............................    3,655   3,676,564
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/21..............................    2,550   2,755,428
Sacramento Municipal Utility District (RB) Series F
            5.000%, 08/15/19..............................    3,350   3,384,237
Sacramento Municipal Utility District (RB) Series X
            5.000%, 08/15/21..............................      750     810,420
San Diego Community College District (GO)
(currency)  5.000%, 08/01/41
               (Pre-refunded @ $100, 8/1/21)..............    6,800   7,349,032
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/20..............................    1,385   1,434,625
            5.000%, 05/01/21..............................      550     588,863
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB)
            5.000%, 05/15/22..............................    6,175   6,836,960
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series A
(currency)  5.000%, 05/15/22
               (Pre-refunded @ $100, 5/15/19).............    1,695   1,697,170
(currency)  5.250%, 05/15/24
               (Pre-refunded @ $100, 5/15/20).............    1,235   1,283,474
(currency)  5.250%, 05/15/39
               (Pre-refunded @ $100, 5/15/19).............    3,500   3,504,830
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series B
(currency)  5.000%, 05/15/20
               (Pre-refunded @ $100, 5/15/19).............    4,615   4,620,999

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

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CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
San Diego Public Facilities Financing Authority Water
  Revenue (RB) Series B
(currency)  5.000%, 08/01/20
               (Pre-refunded @ $100, 8/1/19).............    1,045  $ 1,054,123
(currency)  5.375%, 08/01/34
               (Pre-refunded @ $100, 8/1/19).............   13,350   13,478,827
San Diego Unified School District (GO) Series A
            4.000%, 07/01/20.............................   10,000   10,289,200
San Diego Unified School District (GO) Series H-2
            5.000%, 07/01/19.............................   15,210   15,297,457
San Diego Unified School District (GO) Series K-1
            5.000%, 07/01/19.............................    2,675    2,690,381
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/23.............................    2,000    2,279,160
San Francisco Bay Area Rapid Transit District (GO)
  Series C
            4.000%, 08/01/19.............................      300      301,965
San Francisco Community College District (GO)
            5.000%, 06/15/19.............................    1,625    1,632,085
            5.000%, 06/15/20.............................    3,450    3,590,173
            5.000%, 06/15/22.............................    2,000    2,221,380
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/20.............................    5,000    5,062,200
San Francisco Unified School District (GO)
            5.000%, 06/15/21.............................    3,200    3,437,984
San Francisco Unified School District (GO) Series A
            3.000%, 06/15/20.............................    5,320    5,416,558
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22.............................    1,750    1,779,068
San Joaquin County Transportation Authority (RB) Series A
(currency)  6.000%, 03/01/36
               (Pre-refunded @ $100, 3/1/21).............    1,175    1,271,432

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 CALIFORNIA -- (Continued)
 San Jose Evergreen Community College District (GO)
     5.000%, 09/01/21....................................      250  $   270,763
 San Jose Evergreen Community College District (GO)
   Series A
     3.000%, 09/01/19....................................    1,000    1,005,510
 San Juan Unified School District (GO)
     2.000%, 08/01/19....................................   14,330   14,353,788
     3.000%, 08/01/22....................................    1,200    1,259,772
 San Leandro Unified School District (GO) Series B
     4.000%, 08/01/21....................................      265      279,185
 San Mateo County Community College District (GO)
     4.000%, 09/01/21....................................    1,310    1,388,862
 San Mateo County Community College District (GO)
   Series B
     4.000%, 09/01/19....................................    1,210    1,220,636
     4.000%, 09/01/20....................................      755      781,485
 San Rafael City High School District (GO) Series B
     3.000%, 08/01/19....................................      735      738,028
     4.000%, 08/01/20....................................      305      315,035
 San Ramon Valley Unified School District (GO)
     4.000%, 08/01/21....................................    4,225    4,470,430
 Santa Barbara Unified School District (RN)
     3.000%, 06/28/19....................................    5,000    5,009,900
 Santa Clara Unified School District (GO)
     5.000%, 07/01/20....................................    5,000    5,211,150
 Santa Clara Valley Transportation Authority (RB)
   Series A
     5.000%, 06/01/19....................................    2,000    2,005,840
 Santa Monica Community College District (GO) Series A
     5.000%, 08/01/19....................................      315      317,844
 Santa Monica Community College District (GO) Series D
     4.000%, 08/01/20....................................    1,000    1,032,900

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 CALIFORNIA -- (Continued)
 Santa Monica-Malibu Unified School District (GO)
   Series D
             4.000%, 08/01/20............................    5,765  $ 5,954,668
 Sonoma County (RB)
             5.000%, 09/01/19............................    6,035    6,106,032
 Sonoma Valley Unified School District (GO)
             3.000%, 08/01/19............................      600      602,472
 South Bay Union School District/San Diego County (GO)
   (AGC) Series A
 (currency)  6.000%, 08/01/23
                (Pre-refunded @ $100, 8/1/19)............      700      707,917
 Southern California Public Power Authority (RB)
             5.000%, 07/01/20............................    1,175    1,224,056
 Southwestern Community College District (GO)
             5.000%, 08/01/19............................    2,230    2,249,847
 Tustin Unified School District (GO)
 (currency)  6.000%, 08/01/36
                (Pre-refunded @ $100, 8/1/21)............    1,500    1,652,430
 University of California (RB) Series G
 (currency)  5.000%, 05/15/37
                (Pre-refunded @ $100, 5/15/22)...........   14,770   16,340,346
 University of California (RB) Series O
 (currency)  5.750%, 05/15/25
                (Pre-refunded @ $100, 5/15/19)...........    2,000    2,003,100

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
CALIFORNIA -- (Continued)
(currency)  5.250%, 05/15/39
               (Pre-refunded @ $100, 5/15/19).........    2,875  $    2,878,939
Victor Valley Community College District (GO) Series C
(currency)  5.750%, 08/01/44
               (Pre-refunded @ $100, 8/1/19)..........    3,150       3,183,673
Walnut Valley Unified School District (GO) Series A
            5.000%, 08/01/19..........................    3,050       3,077,541
Washington Unified School District (GO)
            4.000%, 08/01/20..........................    1,000       1,031,640
West Contra Costa Unified School District (GO) (AGM)
            5.000%, 08/01/20..........................      820         856,252
            5.000%, 08/01/21..........................    2,350       2,532,901
West Contra Costa Unified School District (GO)
  Series B
            6.000%, 08/01/21..........................    1,000       1,099,850
West Valley-Mission Community College District (GO)
  Series A
            3.000%, 08/01/20..........................    7,020       7,167,069
Westlands Water District (RB) (AGM) Series A
            4.000%, 09/01/20..........................    1,045       1,078,430
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,248,999,246)                                          $1,250,629,307
                                                                 ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                  LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                  ------- -------------- ------- --------------
Municipal Bonds..................   --    $1,250,629,307   --    $1,250,629,307
                                    --    --------------   --    --------------
TOTAL............................   --    $1,250,629,307   --    $1,250,629,307
                                    ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Albany Unified School District (GO)
            4.000%, 08/01/21.............................      240  $   253,229
Amador County Unified School District (GO)
            4.000%, 08/01/19.............................      385      387,426
Anaheim Housing & Public Improvements Authority (RB)
(currency)  5.000%, 10/01/32 (Pre-refunded @ $100,
            10/1/21).....................................      235      254,775
(currency)  5.000%, 10/01/33 (Pre-refunded @ $100,
            10/1/21).....................................      965    1,046,205
(currency)  5.000%, 10/01/34 (Pre-refunded @ $100,
            10/1/21).....................................      400      433,660
(currency)  5.000%, 10/01/41 (Pre-refunded @ $100,
            10/1/21).....................................      960    1,040,784
Anaheim Union High School District (GO)
            5.000%, 08/01/19.............................      855      862,721
            5.000%, 08/01/23.............................    1,905    2,184,292
Antelope Valley Community College District (GO) Series A
            5.000%, 08/01/24.............................      850    1,002,473
Antelope Valley Union High School District (GO)
            4.000%, 08/01/21.............................      500      527,560
            5.000%, 08/01/22.............................    1,650    1,832,638
Arcadia Unified School District (GO)
            3.000%, 08/01/26.............................    1,035    1,130,903
Azusa Unified School District (GO)
            4.000%, 07/01/21.............................      400      422,128
            5.000%, 07/01/21.............................      825      888,162
Bay Area Toll Authority (RB) Series S-4
(currency)  5.000%, 04/01/30 (Pre-refunded @ $100,
            4/1/23)......................................   10,500   11,921,700

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 CALIFORNIA -- (Continued)
 Berkeley Unified School District (GO)
             5.000%, 08/01/19.............................      325  $  327,935
 Berkeley Unified School District (GO) Series
             5.000%, 08/01/23.............................      600     689,040
 Berkeley Unified School District (GO) Series E
             5.000%, 08/01/27.............................      455     576,089
             5.000%, 08/01/28.............................    2,540   3,279,267
 Beverly Hills Unified School District (GO)
             2.000%, 08/01/21.............................      145     146,866
             2.000%, 08/01/22.............................    2,805   2,856,023
 Buena Park School District (GO) (AGM)
             2.500%, 08/01/21.............................       75      76,541
 Burbank Unified School District (GO)
             5.000%, 08/01/24.............................      300     353,649
 Butte-Glenn Community College District (GO)
             2.500%, 08/01/20.............................      550     557,925
 California Infrastructure & Economic Dev. Bank (RB)
   (FGIC) (ETM)
             5.000%, 07/01/25.............................    2,500   3,013,275
 California Infrastructure & Economic Development Bank
   (RB) (AMBAC)
 (currency)  5.000%, 07/01/36 (Pre-refunded @ $ 100,
             1/1/28)......................................      225     285,406
 California Municipal Finance Authority (RB)
 (currency)  5.750%, 01/01/33 (Pre-refunded @ $ 100,
             1/1/22)......................................      750     834,165
 (currency)  6.000%, 01/01/42 (Pre-refunded @ $ 100,
             1/1/22)......................................    3,905   4,368,641
 California State (GO)
             3.125%, 10/01/19.............................      100     100,721
             5.000%, 10/01/19.............................      500     507,460
             4.000%, 11/01/19.............................      135     136,754
             5.250%, 02/01/20.............................      500     514,360
             5.000%, 11/01/20.............................      750     789,405
             4.000%, 12/01/20.............................      750     779,647

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CALIFORNIA -- (Continued)
    5.000%, 02/01/21.....................................      700  $   741,706
    5.000%, 04/01/21.....................................      475      505,965
    5.000%, 09/01/21.....................................      460      496,000
    5.000%, 09/01/21.....................................    3,705    3,994,953
    5.000%, 09/01/21.....................................      175      188,696
    5.000%, 10/01/21.....................................      200      216,200
    5.000%, 02/01/22.....................................    2,575    2,810,793
    5.000%, 04/01/22.....................................      940    1,031,152
    5.000%, 08/01/22.....................................    1,250    1,384,587
    4.000%, 09/01/22.....................................      525      565,960
    5.000%, 09/01/22.....................................      625      693,956
    5.250%, 09/01/22.....................................    2,585    2,891,090
    5.000%, 10/01/22.....................................    1,000    1,113,000
    5.250%, 10/01/22.....................................    2,380    2,668,623
    5.000%, 12/01/22.....................................    1,245    1,392,283
    5.000%, 02/01/23.....................................    1,400    1,571,374
    5.000%, 08/01/23.....................................    1,500    1,706,625
    5.000%, 09/01/23.....................................    1,635    1,864,325
    5.000%, 10/01/23.....................................      100      114,276
    5.000%, 11/01/23.....................................      875    1,002,094
    5.000%, 05/01/24.....................................      975    1,130,483
    5.000%, 09/01/24.....................................    1,000    1,169,120
    5.000%, 10/01/24.....................................    2,400    2,811,672
    5.000%, 11/01/24.....................................      850      997,840
    5.500%, 02/01/25.....................................    1,000    1,207,710
    5.000%, 08/01/25.....................................    3,000    3,582,960
    5.000%, 08/01/25.....................................    3,275    3,911,398
    5.000%, 08/01/25.....................................    4,500    5,374,440
    5.000%, 10/01/25.....................................    1,000    1,198,860
    5.000%, 11/01/25.....................................    4,000    4,804,480
    5.000%, 08/01/26.....................................    1,000    1,220,390
    5.000%, 08/01/26.....................................      800      976,312
    5.000%, 08/01/26.....................................    1,400    1,708,546
    5.000%, 08/01/26.....................................    2,850    3,478,111
    5.000%, 09/01/26.....................................      305      372,820
    3.500%, 08/01/27.....................................    2,220    2,479,185
    5.000%, 08/01/27.....................................    8,750   10,879,487
    5.000%, 08/01/28.....................................    1,000    1,263,570
    5.000%, 10/01/28.....................................    4,750    6,016,160
    5.000%, 04/01/29.....................................    5,000    6,370,300
California State (GO) Series B
    5.000%, 09/01/21.....................................    1,060    1,142,956
    5.000%, 09/01/21.....................................    1,700    1,833,042
    5.000%, 09/01/23.....................................    2,285    2,605,494
California State (GO) (ETM) Series A
    5.000%, 07/01/19.....................................    1,400    1,408,204
California State Department of Water Resources (RB)
  Series
    5.000%, 12/01/22.....................................    3,210    3,617,221
    5.000%, 12/01/23.....................................      900    1,043,730

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 CALIFORNIA -- (Continued)
 California State Department of Water Resources (RB)
   Series AM
             5.000%, 12/01/22.............................    4,105  $4,625,760
 California State Department of Water Resources (RB)
   Series AQ
 (currency)  4.000%, 12/01/32 (Pre- refunded @ $ 100,
               6/1/23)....................................    5,000   5,518,000
 California State Department of Water Resources (RB)
   Series AS
             5.000%, 12/01/19.............................      530     541,146
             5.000%, 12/01/22.............................    1,485   1,673,387
             5.000%, 12/01/24.............................    1,000   1,192,170
 California State Department of Water Resources (RB)
   Series BA
             5.000%, 12/01/28.............................    4,000   5,195,760
 California State Department of Water Resources (RB)
   (ETM) Series AS
             5.000%, 12/01/19.............................       15      15,308
             5.000%, 12/01/22.............................       15      16,846
 California State Department of Water Resources Power
   Supply Revenue (RB) Series
             4.000%, 05/01/19.............................      455     455,000
             5.000%, 05/01/19.............................      925     925,000
             5.000%, 05/01/20.............................    3,380   3,501,781
 California State Department of Water Resources Power
   Supply Revenue (RB) Series L
 (currency)  5.000%, 05/01/22 (Pre- refunded @ $ 100,
               5/1/20)....................................      610     631,545
 California State Department of Water Resources Power
   Supply Revenue (RB) Series O
             5.000%, 05/01/21.............................    3,640   3,898,695
             5.000%, 05/01/22.............................    7,410   8,196,794
 California State Public Works Board (RB) (ETM) Series
             5.000%, 09/01/20.............................    1,000   1,047,540
             5.000%, 09/01/21.............................    1,740   1,885,621

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 CALIFORNIA -- (Continued)
 California State Public Works Board (RB) (ETM) Series F
             5.000%, 10/01/20.............................      500  $  525,250
 California State University (RB) Series A
             5.000%, 11/01/19.............................    3,000   3,054,240
             5.000%, 11/01/20.............................      685     721,935
             5.000%, 11/01/25.............................    1,015   1,233,052
             5.000%, 11/01/25.............................    2,000   2,429,660
 California State University (RB) Series A-
             5.000%, 11/01/19.............................      450     458,136
 California State University (RB) (AGM) Series C
             5.000%, 11/01/22.............................      100     112,038
 California Statewide Communities Dev. Authority (RB)
 (currency)  6.000%, 06/01/33.............................
              (Pre-refunded @ $100, 6/1/21)...............    1,295   1,415,590
 Capistrano Unified School District School Facilities
   Improvement District No. 1 (GO)
             4.000%, 08/01/22.............................      170     183,449
 Carlsbad Unified School District (GO)
             5.000%, 08/01/21.............................      230     248,432
             5.000%, 08/01/24.............................      325     384,563
 Central Marin Sanitation Agency (RB)
             4.000%, 09/01/21.............................    1,425   1,509,431
 Chabot-Las Positas Community College District (GO)
             5.000%, 08/01/22.............................      900   1,002,960
             4.000%, 08/01/23.............................    1,970   2,176,220
 Chaffey Community College District (GO) Series E
             4.000%, 06/01/22.............................      335     361,562
 Chico Unified School District (GO) Series A-2
             4.000%, 08/01/24.............................      250     281,178
 Chino Valley Unified School District (GO) Series A
             4.000%, 08/01/21.............................      200     211,344
 Chula Vista Elementary School District (GO)
             5.000%, 08/01/22.............................    1,835   2,040,593

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
Chula Vista Municipal Financing Authority (RB)
    5.000%, 05/01/25......................................      250  $  298,763
City & County of San Francisco (GO)
    4.000%, 06/15/20......................................      800     823,648
    5.000%, 06/15/20......................................    1,715   1,784,680
City & County of San Francisco (GO) Series
    5.000%, 06/15/20......................................      575     598,362
    5.000%, 06/15/20......................................    2,000   2,081,260
    5.000%, 06/15/22......................................    2,200   2,438,524
    5.000%, 06/15/24......................................    1,000   1,172,120
City & County of San Francisco (GO) Series A
    4.750%, 06/15/19......................................      545     547,213
City & County of San Francisco (GO) Series R1
    5.000%, 06/15/20......................................      500     520,315
    5.000%, 06/15/21......................................    2,315   2,487,676
City of Grover Beach (GO)
    5.000%, 09/01/23......................................      360     414,238
City of Long Beach Harbor Revenue (RB) Series B
    5.000%, 05/15/19......................................      250     250,323
City of Los Angeles (GO) Series B
    5.000%, 09/01/19......................................      600     607,242
    5.000%, 09/01/24......................................    1,000   1,184,250
City of Los Angeles CA (GO) Series A
    5.000%, 09/01/20......................................      445     466,458
City of Oakland (GO) Series A
    5.000%, 01/15/25......................................      500     594,680
City of Pacifica COP
    5.000%, 01/01/24......................................      250     289,125
City of Pasadena Electric Revenue (RB) Series A
    5.000%, 06/01/22......................................    1,000   1,108,710
City of San Francisco Public Utilities Commission Water
  Revenue (RB)
    5.000%, 11/01/21......................................      865     941,206
    5.000%, 11/01/22......................................    1,335   1,498,137
    5.000%, 11/01/23......................................    1,475   1,703,802
    5.000%, 11/01/24......................................    1,250   1,484,025
    5.000%, 11/01/25......................................    1,000   1,218,980
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series
    5.000%, 11/01/19......................................      420     427,699

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 CALIFORNIA -- (Continued)
 (currency)  5.000%, 11/01/23 (Pre-refunded @ $100,
               11/1/20)...................................    1,000  $1,053,460
 (currency)  5.500%, 11/01/30 (Pre-refunded @ $100,
               11/1/20)...................................    1,000   1,060,840
 Coachella Valley Unified School District (GO) (BAM)
             4.000%, 08/01/22.............................      825     890,538
 Colton Joint Unified School District (GO)
             5.000%, 08/01/21.............................      900     970,254
 Conejo Valley Unified School District (GO) Series
             5.000%, 08/01/21.............................      500     539,840
 Contra Costa Transportation Authority (RB) Series
 (currency)  5.000%, 03/01/23 (Pre-refunded @ $100,
               3/1/20)....................................      500     514,970
 Contra Costa Transportation Authority (RB) Series A
             5.000%, 03/01/22.............................      470     517,056
             5.000%, 03/01/24.............................    1,250   1,460,962
 Contra Costa Transportation Authority (RB) Series B
             5.000%, 03/01/27.............................    1,250   1,570,412
 Contra Costa Water District (RB) Series Q
             5.000%, 10/01/22.............................      505     565,822
 Corona-Norco Unified School District (GO) Series B
             3.000%, 08/01/23.............................      500     531,820
             5.000%, 08/01/27.............................      150     188,597
 Culver City School Facilities Financing Authority (RB)
   (AGM)
             5.500%, 08/01/26.............................      855   1,081,720
 Cupertino Union School District (GO) Series B
             4.000%, 08/01/21.............................      400     423,328
 Davis Joint Unified School District Community Facilities
   District (ST) (AGM)
             3.000%, 08/15/19.............................      500     501,995
             3.000%, 08/15/22.............................    1,000   1,044,470
 Desert Sands Unified School District (GO)
             5.000%, 08/01/21.............................    3,000   3,241,110
 Dublin Unified School District (GO)
             5.000%, 08/01/22.............................      875     975,984

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
    5.000%, 08/01/23......................................    1,665  $1,913,568
East Bay Regional Park District (GO) Series A-
    5.000%, 09/01/27......................................      550     698,027
East Side Union High School District (GO)
    4.000%, 08/01/21......................................      600     633,210
East Side Union High School District (GO) Series A
    3.000%, 08/01/21......................................      575     594,170
East Side Union High School District (GO) Series D
    3.000%, 08/01/19......................................      825     828,209
El Rancho Unified School District (GO) (AGM)
    4.000%, 08/01/21......................................    1,285   1,354,660
Elsinore Valley Municipal Water District Financing
  Authority (RB) Series A
    5.000%, 07/01/24......................................      200     235,244
Enterprise Elementary School District (GO)
    4.000%, 09/01/19......................................      500     504,395
Fallbrook Union Elementary School District (GO) Series A
    5.000%, 08/01/20......................................      200     209,046
Folsom Cordova Unified School District School Facilities
  Improvement Dist No. 5 (GO) (AGM) Series B
    5.000%, 10/01/26......................................      250     310,398
Folsom Cordova Unified School District School Facilities
  Improvement Dist No. 5 (GO) Series C
    5.000%, 10/01/25......................................      100     121,307
Fontana Unified School District (GO)
    5.000%, 08/01/19......................................      600     605,418
    4.000%, 08/01/21......................................    1,585   1,673,459
    4.000%, 08/01/22......................................      875     945,096
Fountain Valley Public Finance Authority (RB) Series
    5.000%, 07/01/24......................................      250     293,918
Franklin-Mckinley School District (GO)
    4.000%, 08/01/23......................................      325     358,316
Fresno Unified School District (GO) (AGM) Series A
    4.500%, 08/01/20......................................      480     498,749

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
Gilroy Unified School District (GO) (AGM)
    4.000%, 08/01/24......................................    2,615  $2,950,975
Grossmont Healthcare District (GO) Series
    5.000%, 07/15/23......................................      100     114,342
Grossmont Union High School District (GO)
    5.000%, 08/01/27......................................      500     627,345
Hacienda La Puente Unified School District (GO) (NATL)
    5.000%, 08/01/23......................................      225     257,688
Jurupa Unified School District (GO) (AGM)
    5.000%, 08/01/20......................................      725     757,697
Kern High School District (GO) (AGM)
    5.000%, 08/01/19......................................      250     252,175
Kern High School District (GO) Series A
    3.000%, 08/01/20......................................    3,885   3,958,155
    3.000%, 08/01/26......................................      895     975,371
Kern High School District (GO) Series E
    2.000%, 08/01/19......................................    1,350   1,351,809
    2.000%, 08/01/20......................................    2,435   2,450,876
    3.000%, 08/01/21......................................      465     481,759
Lakeside Union School District/ San Diego County (GO)
    5.000%, 08/01/23......................................      695     795,664
Lancaster Financing Authority (NATL) (ETM)
    5.250%, 02/01/20......................................      540     555,185
Liberty Union High School District (GO)
    5.000%, 08/01/20......................................      380     397,187
    4.000%, 08/01/21......................................      500     528,700
Lompoc Unified School District (GO) (AGC)
    5.250%, 08/01/20......................................      540     566,087
Long Beach Unified School District (GO)
    5.000%, 08/01/20......................................    1,500   1,567,845
    5.000%, 08/01/26......................................      200     248,384
Los Altos Elementary School District (GO)
    4.000%, 08/01/21......................................      250     264,465
    4.000%, 08/01/21......................................      470     497,302
Los Angeles Community College District (GO) Series
    5.000%, 08/01/23......................................      650     745,881

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
Los Angeles Community College District (GO) Series A
    5.000%, 08/01/21......................................    2,725  $2,942,128
    5.000%, 08/01/23......................................      340     390,153
    5.000%, 08/01/24......................................      250     295,123
Los Angeles Community College District (GO) Series C
    5.000%, 08/01/19......................................      950     958,455
    5.000%, 08/01/22......................................      400     445,624
    5.000%, 08/01/25......................................    1,240   1,502,223
    5.000%, 06/01/26......................................    2,500   3,089,850
Los Angeles County Metropolitan Transportation Authority
  (RB)
    5.000%, 07/01/20......................................      830     865,250
    5.000%, 07/01/20......................................      300     312,741
Los Angeles County Metropolitan Transportation Authority
  (RB) Series
    5.000%, 07/01/27......................................    3,565   4,493,682
Los Angeles County Metropolitan Transportation Authority
  (RB) Series A
    5.000%, 07/01/19......................................    1,000   1,006,000
    5.000%, 07/01/21......................................      520     559,811
    5.000%, 07/01/22......................................      870     967,057
    5.000%, 07/01/25......................................    1,590   1,922,262
Los Angeles County Metropolitan Transportation Authority
  (RB) Series A-
    5.000%, 07/01/25......................................    3,435   4,148,278
Los Angeles County Metropolitan Transportation Authority
  (RB) Series B
    5.000%, 06/01/19......................................      370     371,092
    5.000%, 06/01/20......................................      500     519,725
    5.000%, 07/01/20......................................      525     547,297
Los Angeles County Metropolitan Transportation Authority
  (RB) Series C
    5.000%, 07/01/20......................................      525     547,297
Los Angeles County Public Works Financing Authority (RB)
  Series
    5.000%, 12/01/25......................................      165     200,500
Los Angeles Department of Water (RB) Series A
    5.000%, 07/01/24......................................    1,450   1,708,680

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
Los Angeles Department of Water (RB) Series B
    5.000%, 07/01/20......................................      500  $  520,760
    5.000%, 07/01/22......................................      435     483,529
    5.000%, 07/01/28......................................      750     964,762
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series
    5.000%, 07/01/26......................................    1,665   2,056,425
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series A
    5.000%, 07/01/19......................................      370     372,168
    5.000%, 07/01/19......................................    1,195   1,202,003
    5.000%, 07/01/20......................................      600     624,912
    5.000%, 07/01/21......................................    1,000   1,076,120
    5.000%, 07/01/21......................................    2,950   3,174,554
    5.000%, 07/01/21......................................    1,650   1,775,598
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series B
    5.000%, 07/01/24......................................    5,000   5,875,200
Los Angeles Unified School District (GO) Series A
    3.000%, 07/01/20......................................      790     803,612
    5.000%, 07/01/20......................................      150     156,032
    2.000%, 07/01/22......................................    1,515   1,530,165
    5.000%, 07/01/22......................................    1,115   1,229,533
    5.000%, 07/01/24......................................      720     835,582
    5.000%, 07/01/26......................................    1,270   1,537,868
    5.000%, 07/01/27......................................    1,500   1,848,120
Los Angeles Unified School District (GO) Series A-1
    5.000%, 07/01/21......................................    1,710   1,831,444
Los Angeles Unified School District (GO) Series A-2
    5.000%, 07/01/21......................................    2,600   2,784,652
Los Angeles Unified School District (GO) Series B-1
    5.000%, 07/01/27......................................      500     616,040
Los Angeles Unified School District (GO) Series C
    5.000%, 07/01/22......................................      500     551,360
    5.000%, 07/01/23......................................    3,050   3,457,236
Los Rios Community College District (GO)
    5.000%, 08/01/19......................................    2,965   2,991,774

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 CALIFORNIA -- (Continued)
 Los Rios Community College
 District (GO) Series B
     5.000%, 08/01/23.....................................      510  $  586,367
 Los Rios Community College District (GO) Series F
     3.000%, 08/01/21.....................................      800     828,648
 Lynwood Unified School District (GO) (AGM)
     5.000%, 08/01/21.....................................      450     483,466
     5.000%, 08/01/22.....................................      485     536,570
 Manhattan Beach Unified School District (GO) Series C
     3.500%, 09/01/21.....................................    1,185   1,242,792
 Manhattan Beach Unified School District (GO) Series E
     3.000%, 09/01/22.....................................      660     694,564
 Metropolitan Water District of Southern California (RB)
   Series A
     5.000%, 07/01/19.....................................    1,090   1,096,485
 Montebello Unified School District (GO)
     5.000%, 08/01/20.....................................      415     432,662
 Moreland School District (GO) Series B
     5.000%, 08/01/21.....................................      500     539,260
 Moreno Valley Public Financing Authority (RB)
     5.000%, 11/01/20.....................................    1,470   1,547,469
 Morongo Unified School District (GO)
     3.000%, 08/01/22.....................................      480     502,507
 Morongo Unified School District (GO) Series A
     5.000%, 08/01/24.....................................      100     117,220
     5.000%, 08/01/25.....................................       80      96,018
     5.000%, 08/01/26.....................................      220     269,997
     5.000%, 08/01/27.....................................      120     149,934
 Mount Diablo Unified School District (GO)
     3.250%, 08/01/19.....................................      500     502,365
 Mount Diablo Unified School District (GO) Series G
     3.000%, 08/01/24.....................................      800     861,664
 Municipal Improvement Corp.of Los Angeles (RB) Series A
     5.000%, 11/01/24.....................................      325     384,716

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CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
New Haven Unified School District (GO) (AGC) (ETM)
   5.000%, 08/01/19.......................................       55  $   55,487
New Haven Unified School District (GO) (AGC)
   5.000%, 08/01/19.......................................       95      95,858
Northern Humboldt Union High School District (GO)
   4.000%, 08/01/26.......................................      220     253,735
Oak Park Unified School District (GO)
   4.000%, 08/01/22.......................................      445     480,649
Oakland Unified School District/ Alameda County (GO)
   5.000%, 08/01/20.......................................    1,005   1,046,999
   5.000%, 08/01/22.......................................    1,500   1,653,480
   5.000%, 08/01/24.......................................      900   1,034,406
   5.000%, 08/01/26.......................................      575     686,602
Oakland Unified School District/ Alameda County (GO)
  Series
   5.000%, 08/01/21.......................................      610     655,366
   4.000%, 08/01/22.......................................      350     374,812
   4.000%, 08/01/24.......................................      500     549,875
   5.000%, 08/01/25.......................................      540     633,398
Oakland Unified School District/ Alameda County (GO)
  Series A
   5.000%, 08/01/22.......................................    3,000   3,306,960
   5.000%, 08/01/25.......................................      750     879,720
Oakland Unified School District/ Alameda County (GO)
  Series B
   5.000%, 08/01/24.......................................    1,675   1,925,144
Oakland Unified School District/ Alameda County (GO)
  Series C
   5.000%, 08/01/20.......................................      255     265,656
   5.000%, 08/01/26.......................................      500     597,045
Oakland Unified School District/ Alameda County (GO) (AGM)
   5.000%, 08/01/23.......................................      300     340,929
   5.000%, 08/01/24.......................................    1,125   1,305,180
   5.000%, 08/01/25.......................................    1,250   1,466,200
Orange County Sanitation District (RB) Series A
   5.000%, 02/01/23.......................................    1,240   1,404,362
Oxnard Union High School District (GO)
   4.000%, 08/01/21.......................................      320     338,589

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
   4.000%, 08/01/22.......................................      500  $  541,710
Palm Springs Unified School District (GO)
   5.000%, 08/01/19.......................................      500     504,450
Palomar Community College District (GO)
   5.000%, 05/01/21.......................................      965   1,034,181
Palomar Community College District (GO) Series D
   5.000%, 08/01/23.......................................      150     172,461
Palos Verdes Peninsula Unified School District (GO)
  Series B
   5.000%, 11/01/21.......................................      250     272,220
Pasadena Unified School District (GO) Series B
   5.000%, 08/01/24.......................................      800     942,176
Piedmont Unified School District (GO)
   3.000%, 08/01/20.......................................      845     862,390
Plumas Unified School District (GO) (AGM)
   5.250%, 08/01/21.......................................      800     865,744
Porterville Unified School District Facilities
  Improvement District (GO) (AGM) Series B
   5.000%, 08/01/19.......................................      325     327,935
Poway Unified School District (GO)
   5.000%, 08/01/19.......................................      200     201,806
Rancho Santiago Community College District (GO) (AGM)
   5.250%, 09/01/20.......................................      500     525,755
Redlands Financing Authority (RB) Series
   5.000%, 09/01/22.......................................    1,290   1,439,459
Redlands Unified School District (GO)
   5.000%, 07/01/26.......................................      300     371,217
   5.000%, 07/01/27.......................................      500     630,685
Redwood City School District (GO)
   5.000%, 08/01/27.......................................       50      62,647
   5.000%, 08/01/28.......................................       85     108,480
Reed Union School District (GO)
   4.000%, 08/01/27.......................................      460     546,544

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
Regents of the University of California Medical Center
  Pooled Revenue (RB) Series
(currency)  5.000%, 05/15/33 (Pre- refunded @ $100,
              5/15/23)....................................      500  $  569,760
Regents of the University of California Medical Center
  Pooled Revenue (RB) Series J
(currency)  5.250%, 05/15/29 (Pre- refunded @ $100,
              5/15/23)....................................      670     767,190
Riverside County Infrastructure Financing Authority (RB)
  Series A
            5.000%, 11/01/24..............................    1,100   1,300,838
Sacramento Municipal Utility District (RB) Series D
            5.000%, 08/15/22..............................      525     585,217
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/23..............................    1,050   1,206,198
            5.000%, 08/15/26..............................    1,000   1,241,390
Sacramento Municipal Utility District (RB) Series F
            5.000%, 08/15/22..............................    1,000   1,114,700
Saddleback Valley Unified School District (GO)
            5.000%, 08/01/22..............................      465     518,508
San Diego Community College District (GO)
            5.000%, 08/01/24..............................    1,300   1,536,080
San Diego County Water Authority (RB)
            5.000%, 05/01/24..............................      940   1,101,718
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/21..............................      310     331,905
San Diego County Water Authority Financing Corp. (RB)
  Series
(currency)  5.250%, 05/01/23 (Pre- refunded @ $100,
              11/1/19)....................................    1,395   1,421,589
San Diego Public Facilities Financing Authority (RB)
            5.000%, 05/15/25..............................    1,020   1,231,834

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB)
            5.000%, 05/15/22..............................      700  $  775,040
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series A
            4.000%, 05/15/20..............................    3,000   3,080,580
(currency)  5.250%, 05/15/24 (Pre- refunded @ $100,
              5/15/20)....................................    1,975   2,052,519
(currency)  5.375%, 05/15/34 (Pre- refunded @ $100,
              5/15/19)....................................      650     650,929
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series B
(currency)  5.500%, 05/15/23 (Pre- refunded @ $100,
              5/15/19)....................................      500     500,730
San Diego Public Facilities Financing Authority Sewer
  Revenue
            5.000%, 05/15/23..............................    2,070   2,362,905
San Diego Public Facilities Financing Authority Water
  Revenue (RB) Series A
(currency)  5.000%, 08/01/23 (Pre- refunded @ $100,
              8/1/20).....................................    2,690   2,808,225
San Diego Unified School District (GO) (AGM) Series C-2
            5.500%, 07/01/21..............................    4,270   4,635,597
            5.500%, 07/01/25..............................    2,550   3,147,618
San Diego Unified School District (GO) (NATL) Series D-1
            5.500%, 07/01/24..............................      190     227,250
            5.500%, 07/01/25..............................      445     547,817
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/20..............................      435     452,700
            5.000%, 07/01/21..............................    1,705   1,830,999
            5.000%, 07/01/22..............................    1,000   1,106,960
            5.000%, 07/01/23..............................      300     341,874
San Diego Unified School District (GO) Series R-5
            5.000%, 07/01/26..............................      110     135,274

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
San Diego Unified School District/CA Series R-4
            5.000%, 07/01/24..............................    1,000  $1,171,320
San Dieguito Union High School District (GO) Series A-2
            5.000%, 08/01/23..............................      490     561,623
San Francisco Bay Area Rapid Transit District (GO)
  Series C
            4.000%, 08/01/19..............................      325     327,129
San Francisco Bay Area Rapid Transit District Sales Tax
  Revenue (RB)
            4.000%, 07/01/26..............................      375     438,356
San Francisco City & County Airport Comm-San Francisco
  International Airport (RB)
(currency)  5.000%, 05/01/21 (Pre- refunded @ $ 100,
              5/1/20).....................................      540     559,073
San Francisco City & County Airport Comm-San Francisco
  International Airport (RB) Series D
(currency)  5.000%, 05/01/23 (Pre- refunded @ $ 100,
              5/3/21).....................................      875     936,276
San Francisco Community College District (GO)
            5.000%, 06/15/20..............................    2,100   2,185,323
            5.000%, 06/15/22..............................    2,070   2,299,128
            5.000%, 06/15/23..............................    3,775   4,316,184
            5.000%, 06/15/24..............................    1,365   1,602,892
San Francisco Community College District (GO) Series D
            5.000%, 06/15/20..............................      600     624,378
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/22..............................    2,000   2,084,840
San Francisco Municipal Transportation Agency (RB) Series
            5.000%, 03/01/20..............................      860     886,041
San Francisco Unified School District (GO)
            5.000%, 06/15/20..............................      725     754,210
            5.000%, 06/15/21..............................      230     247,105

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
San Francisco Unified School District (GO) Series A
            5.000%, 06/15/26..............................    1,595  $1,965,678
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22..............................    1,580   1,606,244
San Joaquin County Transportation Authority (RB) Series A
(currency)  6.000%, 03/01/36 (Pre- refunded @ $100,
              3/1/21).....................................      335     362,493
San Jose Evergreen Community College District (GO)
            5.000%, 09/01/21..............................    1,750   1,895,337
San Jose Evergreen Community College District (GO)
  Series A
            4.000%, 09/01/23..............................      100     111,101
San Juan Unified School District (GO)
            3.000%, 08/01/22..............................    1,480   1,553,719
            5.000%, 08/01/22..............................      800     890,976
            3.000%, 08/01/24..............................      610     654,780
            3.000%, 08/01/25..............................    1,475   1,591,171
            3.000%, 08/01/26..............................    3,135   3,387,587
San Juan Water District (RB)
            5.000%, 02/01/26..............................      500     612,460
San Lorenzo Unified School District (GO)
            5.000%, 08/01/21..............................      265     285,747
San Mateo County Community College District (GO) Series B
            5.000%, 09/01/27..............................      450     571,113
San Matro County Community College District (GO) Series B
            5.000%, 09/01/28..............................      400     516,316
San Ramon Valley Unified School District (GO)
            4.000%, 08/01/21..............................    1,600   1,692,944
Santa Ana Unified School District (GO)
            5.000%, 08/01/25..............................      350     422,852
Santa Clara Unified School District (GO)
            5.000%, 07/01/24..............................    1,000   1,180,040
Santa County Clara (GO) Series C
            5.000%, 08/01/26..............................      900   1,117,728

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
CALIFORNIA -- (Continued)
            5.000%, 08/01/27..............................    3,405  $4,311,173
Santa Cruz City High School District (GO)
            4.000%, 08/01/22..............................      715     772,279
Santa Monica Community College District (GO) Series A
            5.000%, 08/01/22..............................      225     250,817
            5.000%, 08/01/22..............................      400     445,760
            5.000%, 08/01/26..............................      105     130,402
Santa Monica Public Financing Authority (RB) Series B
            4.000%, 12/01/19..............................      175     177,702
Simi Valley Unified School District (GO)
            5.000%, 08/01/23..............................      260     298,932
Sonoma Valley Unified School District (GO) Series B
            5.000%, 08/01/25..............................      500     604,410
Southern California Public Power Authority (RB)
            4.000%, 07/01/19..............................      575     577,455
Standard Elementary School District (GO) Series A
            4.000%, 08/01/24..............................      240     266,470
Stockton Unified School District (GO) (AGM)
            5.000%, 07/01/20..............................      150     156,050
Sylvan Union School District (GO) Series
            5.000%, 08/01/26..............................      405     499,531
Tahoe Forest Hospital District (GO)
            4.000%, 08/01/20..............................      295     304,706
Tustin Unified School District (GO)
(currency)  5.250%, 08/01/31 (Pre- refunded @ $100,
              8/1/21).....................................      415     450,794
University of California (RB) Series AF
            5.000%, 05/15/22..............................    3,000   3,314,970
(currency)  5.000%, 05/15/26 (Pre- refunded @ $100,
              5/15/23)....................................      400     455,808
University of California (RB) Series G
(currency)  5.000%, 05/15/37 (Pre- refunded @ $100,
              5/15/22)....................................      305     337,428

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 CALIFORNIA -- (Continued)
 Upland Unified School District (GO) Series A
     5.000%, 08/01/21.....................................      500  $  538,800
 Upper Santa Clara Valley Joint Powers Authority (RB)
   (ETM) Series A
     4.000%, 08/01/21.....................................    1,125   1,189,721
 Vista Unified School District (GO)
     5.000%, 08/01/19.....................................      200     201,806
 Walnut Creek Elementary School District Contra Costa
   County (GO)
     4.000%, 09/01/25.....................................      100     114,914
 Washington Unified School District/Yolo County (GO)
     4.000%, 08/01/19.....................................      450     452,844
 West Contra Costa Unified School District (GO) (AGM)
     5.000%, 08/01/20.....................................      100     104,421
 West Contra Costa Unified School District (GO)
     5.000%, 08/01/21.....................................      430     463,467
 West Contra Costa Unified School District (GO) Series A
     5.000%, 08/01/24.....................................    1,095   1,286,570
 West Contra Costa Unified School District (GO) Series A-1
     5.000%, 08/01/25.....................................      520     626,517
     5.000%, 08/01/26.....................................      545     671,369
     5.000%, 08/01/27.....................................      575     721,947
 West Contra Costa Unified School District (GO) Series B
     6.000%, 08/01/20.....................................    1,475   1,558,367
 West Covina Unified School District (GO) (AGM)
     5.000%, 08/01/21.....................................      385     414,075
 West Valley-Mission Community College District (GO)
   Series
     5.000%, 08/01/29.....................................      135     175,595
 Western Riverside Water & Wastewater Financing Authority
   (RB) (AGC)
     5.000%, 09/01/19.....................................      250     252,993
 Westside Union School District (GO) Series A
     3.000%, 08/01/21.....................................      300     310,812
     4.000%, 08/01/23.....................................      700     774,494

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
CALIFORNIA -- (Continued)
Whittier Union High School District (GO) Series
   2.000%, 08/01/19.....................................     645   $    646,071
Windsor Unified School District (GO)
   4.000%, 08/01/26.....................................     105        121,101
Wright Elementary School District (GO) Series A
   3.000%, 08/01/20.....................................     165        168,189
Yosemite Unified School District (GO) (AGM)
   4.000%, 08/01/19.....................................     395        397,489

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
CALIFORNIA -- (Continued)
Yuba Community College District (GO) Series B
   4.000%, 08/01/21.....................................     355   $    375,217
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $476,644,131)...................................           $483,449,923
                                                                   ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     -----------------------------------------
                                     LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                     ------- ------------ ------- ------------
  Municipal Bonds...................   --    $483,449,923   --    $483,449,923
                                       --    ------------   --    ------------
  TOTAL.............................   --    $483,449,923   --    $483,449,923
                                       ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                        DFA NY MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
MUNICIPAL BONDS -- (100.0%)
NEW YORK -- (100.0%)
Albany County
   5.000%, 04/01/20....................................         500  $  515,960
Albany County (GO)
   5.000%, 06/01/21....................................         370     396,788
Amityville Union Free School District (BAN) (ST AID
  WITHHLDG)
   2.750%, 06/21/19....................................         750     750,945
Ardsley Union Free School District (GO) (ST AID
  WITHHLDG)
   2.250%, 08/15/23....................................         290     298,500
Babylon Union Free School District (GO) (ST AID
  WITHHLDG)
   2.000%, 06/15/20....................................         290     291,731
Bedford Central School District (GO)
   3.000%, 07/01/22....................................         500     522,555
Brewster Central School District (GO) (ST AID WITHHLDG)
   2.000%, 10/01/19....................................         100     100,229
Chappaqua Central School District (GO) (ST AID
  WITHHLDG)
   2.125%, 06/15/19....................................         365     365,292
City of Ithaca (GO) Series A
   3.000%, 02/15/21....................................         225     231,406
City of New York (GO)
   5.000%, 08/01/19....................................         900     907,605
   4.000%, 08/01/20....................................         100     103,000
City of New York (GO) Series
   5.000%, 08/01/22....................................         310     342,755
City of New York (GO) Series 1
   5.000%, 08/01/19....................................         800     806,760
City of New York (GO)
   Series A............................................
   5.000%, 08/01/20....................................         450     469,035
   5.000%, 08/01/23....................................       1,200   1,362,660
   5.000%, 08/01/24....................................         620     721,327
   5.000%, 08/01/25....................................         220     262,462
City of New York (GO) Series A-1
   5.000%, 08/01/19....................................         390     393,295

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
NEW YORK -- (Continued)
City of New York (GO) Series B
   5.000%, 08/01/19.......................................      115  $  115,972
   5.000%, 08/01/19.......................................      500     504,225
   5.000%, 08/01/20.......................................      100     104,230
   5.000%, 08/01/21.......................................    1,000   1,074,600
City of New York (GO) Series C
   5.000%, 08/01/19.......................................      360     363,042
   5.000%, 08/01/20.......................................      200     208,460
   5.000%, 08/01/20.......................................      100     104,230
   5.000%, 08/01/20.......................................      100     104,230
   5.000%, 08/01/21.......................................      300     322,380
City of New York (GO) Series E
   5.000%, 08/01/19.......................................    1,050   1,058,872
   5.000%, 08/01/19.......................................      200     201,690
   5.000%, 08/01/20.......................................    1,000   1,042,300
   5.000%, 08/01/21.......................................      625     671,625
City of New York (GO) Series F
   5.000%, 08/01/21.......................................      300     322,380
City of New York (GO) Series F-1
   5.000%, 06/01/21.......................................      300     320,760
City of New York (GO) Series G
   5.000%, 08/01/19.......................................      800     806,760
City of New York (GO) Series I-
   5.000%, 03/01/22.......................................      265     289,520
City of New York (GO) Series J
   5.000%, 08/01/19.......................................      350     352,957
   5.000%, 08/01/19.......................................    1,150   1,159,717
City of New York (GO) Series J7
   5.000%, 08/01/20.......................................    1,000   1,042,300
City of New York (GO) Series K
   5.000%, 08/01/19.......................................    1,000   1,008,450
City of New York NY Series E
   5.000%, 08/01/21.......................................      350     376,110
City of Rochester (GO) Series
   4.000%, 02/15/21.......................................    1,080   1,127,390
City of Rochester (GO) Series I
   4.000%, 10/15/21.......................................      675     714,859

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
   NEW YORK -- (Continued)
   City of Rochester (BAN) Series III
      2.000%, 08/08/19...............................       1,400  $1,401,134
   Corning City School District (GO) (ST AID
     WITHHLDG)
      5.000%, 06/15/19...............................         750     753,112
   Dutchess County (GO)
      5.000%, 05/01/19...............................         410     410,000
      5.000%, 12/01/19...............................       1,045   1,067,029
   East Hampton Union Free School District (GO) (ST
     AID WITHHLDG)
      5.000%, 06/01/19...............................         850     852,414
   East Islip Union Free School District (GO) (ST
     AID WITHHLDG)
      4.000%, 07/01/19...............................         240     241,049
   Eastport-South Manor Central School District (GO)
     (ST AID WITHHLDG)
      4.000%, 08/01/23...............................         500     546,505
   Edgemont Union Free School District at Greenburgh
     (GO) (ST AID WITHHLDG)
      4.000%, 08/15/20...............................         525     541,852
   Haverstraw-Stony Point Central School District
     (GO) (ST AID WITHHLDG)
      3.000%, 08/15/22...............................         200     207,786
      3.000%, 08/15/23...............................         360     377,881
   Herricks Union Free School District (GO) (ST AID
     WITHHLDG)
      4.000%, 06/15/21...............................         150     157,971
   Hilton Central School District (GO) (ST AID
     WITHHLDG)
      2.000%, 06/15/21...............................         450     452,565
   Lancaster Central School District (BAN) (ST AID
     WITHHLDG)
      3.000%, 06/13/19...............................         500     500,670
   Lindenhurst Union Free School District (GO) (ST
     AID WITHHLDG)
      2.250%, 09/01/23...............................         195     199,360
   Long Beach City School District (GO) (ST AID
     WITHHLDG)
      3.000%, 05/01/20...............................         160     162,430

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 NEW YORK -- (Continued)
 Long Island Power Authority (RB) Series A
 (currency)  6.000%, 05/01/33 (Pre-refunded @ $100,
               5/1/19)....................................    1,000  $1,000,000
 Long Island Power Authority (RB) (BHAC-CR) Series A
 (currency)  6.000%, 05/01/33 (Pre-refunded @ $100,
               5/1/19)....................................      400     400,000
 Longwood Central School District Suffolk County (GO) (ST
   AID WITHHLDG)
             2.000%, 06/15/21.............................    1,195   1,205,803
 Metropolitan Transportation Authority (RB) (ETM) Series A
             5.000%, 11/15/21.............................      145     157,657
 Metropolitan Transportation Authority (RB) Series A
             5.000%, 11/15/21.............................      855     921,904
 Middle Country Central School District (GO) (ST AID
   WITHHLDG)
             2.000%, 08/15/21.............................      500     505,075
 Middle Country Central School District At Centereach
   (GO) (ST AID WITHHLDG)
             3.000%, 01/15/23.............................      725     763,512
 Middletown City School District (GO) (ST AID WITHHLDG)
             2.000%, 06/15/20.............................      500     502,815
             5.000%, 09/15/24.............................      130     152,350
 Nassau County Interim Finance Authority (RB) Series A
             5.000%, 11/15/21.............................      505     549,112
 New Rochelle City School District (GO) (ST AID WITHHLDG)
             4.000%, 06/01/20.............................      300     308,202
 New York City Transitional Finance Authority Future Tax
   Secured Revenue (RB)
 (currency)  5.000%, 05/01/34 (Pre-refunded @ $100,
               5/1/19)....................................    1,000   1,000,000
 New York State (GO) Series
             5.000%, 03/01/23.............................    2,000   2,267,560

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 NEW YORK -- (Continued)
 New York State (GO) Series A
             5.000%, 02/15/21.............................      750  $  798,547
 New York State (GO) Series C
             5.000%, 04/15/22.............................      600     662,604
 New York State Dormitory Authority (RB)
 (currency)  5.500%, 07/01/25 (Pre-refunded @ $100,
             7/1/20)......................................      900     940,932
 New York State Dormitory Authority (RB) Series
             5.000%, 08/15/19.............................      495     499,900
             5.000%, 03/15/22.............................    1,475   1,616,364
             5.000%, 03/15/23.............................      650     733,629
 New York State Dormitory Authority (RB) Series A
             5.000%, 02/15/20.............................    2,290   2,351,441
             4.000%, 03/15/20.............................      400     408,424
             5.000%, 03/15/20.............................      350     360,381
             5.000%, 07/01/20.............................      395     411,539
             5.000%, 03/15/21.............................      475     504,711
 (currency)  5.000%, 07/01/21 (Pre-refunded @ $100,
             7/1/19)......................................      455     457,571
             5.000%, 12/15/21.............................      150     163,077
             5.000%, 02/15/22.............................      235     256,752
             5.000%, 10/01/22.............................      475     530,689
             4.000%, 12/15/22.............................      100     108,414
             5.000%, 12/15/22.............................      500     559,585
             5.000%, 03/15/23.............................      325     366,814
 (currency)  5.000%, 07/01/39 (Pre-refunded @ $100,
             7/1/19)......................................      700     703,955
 New York State Dormitory Authority (RB) Series B
             5.000%, 02/15/20.............................    2,690   2,762,173
             5.000%, 02/15/22.............................    1,000   1,092,560
             5.000%, 02/15/24.............................      455     524,770
 New York State Dormitory Authority (RB) Series B-
             5.000%, 02/15/25.............................      550     650,545
 New York State Dormitory Authority (RB) Series C
             5.000%, 03/15/20.............................      300     308,898
             5.000%, 03/15/21.............................    1,970   2,093,223
 New York State Dormitory Authority (RB) Series D
             5.000%, 02/15/24.............................      300     346,002
 New York State Dormitory Authority (RB) Series E
             5.000%, 03/15/20.............................    1,160   1,194,406
             5.000%, 02/15/21.............................      900     953,811

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
 NEW YORK -- (Continued)
             5.000%, 03/15/21.............................    1,000  $1,062,550
 New York State Dormitory Authority Series
             5.000%, 03/15/21.............................      310     329,390
 New York State Dormitory Authority Series A
             5.000%, 03/15/20.............................      175     180,191
             5.000%, 12/15/20.............................      265     279,517
             5.000%, 03/15/21.............................      225     239,074
 New York State Urban Dev. Corp. (RB) Series A
             5.000%, 03/15/21.............................      300     318,765
 New York State Urban Dev. Corp. (RB) Series A-1
             5.000%, 03/15/21.............................      360     382,518
 New York State Urban Development Corp. (RB) (NATL)
             5.500%, 03/15/20.............................      750     775,470
 New York State Urban Development Corp. (RB) Series A
             5.000%, 03/15/20.............................      560     576,610
             5.000%, 03/15/20.............................    1,550   1,595,973
             5.000%, 03/15/22.............................      760     832,610
             5.000%, 03/15/25.............................    1,200   1,423,692
 New York State Urban Development Corp. Series A-
             5.000%, 03/15/21.............................      800     850,040
 Niagara County (GO)
             2.000%, 12/01/21.............................      250     252,400
 North Shore Central School District (GO) (ST AID
   WITHHLDG)
             2.000%, 12/15/22.............................      285     289,312
             2.000%, 12/15/23.............................      550     558,519
 North Tonawanda City School District (GO) (ST AID
   WITHHLDG)
             4.000%, 09/15/21.............................      650     686,484
 Oceanside Union Free School District (GO) (ST AID
   WITHHLDG)
             2.500%, 07/01/23.............................      520     536,292
 Oneida County (GO)
             5.000%, 04/01/20.............................      225     231,784
 Onondaga Civic Dev. Corp. (RB)
 (currency)  5.125%, 07/01/31 (Pre-refunded @ $100,
               7/1/19)....................................    1,375   1,382,934

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
NEW YORK -- (Continued)
Onondaga County (GO)
   5.000%, 05/15/19.......................................      115  $  115,146
Orange County (GO)
   3.000%, 08/15/20.......................................      665     678,765
   3.000%, 08/15/21.......................................      830     857,373
Orange County (GO) Series
   5.000%, 03/15/21.......................................      325     346,635
Pelham Union Free School District (GO) (ST AID WITHHLDG)
   5.000%, 08/15/19.......................................      605     611,110
Penfield Central School District (GO) (AGC ST AID
  WITHHLDG)
   3.750%, 06/15/19.......................................      350     350,948
Pittsford Central School District (GO) (ST AID WITHHLDG)
   4.000%, 10/01/21.......................................    1,225   1,300,117
Port Authority of New York & New Jersey (RB) Series 189
   5.000%, 05/01/23.......................................      305     346,367
Port Authority of New York & New Jersey (RB) Series 194
   5.000%, 10/15/19.......................................      790     802,498
Port Washington Union Free School District (GO) (ST AID
  WITHHLDG)
   3.000%, 08/01/21.......................................      135     138,924
Red Hook Central School District (GO) (ST AID WITHHLDG)
   4.000%, 06/15/20.......................................      150     154,163
Riverhead Central School District (GO) (ST AID WITHHLDG)
   3.000%, 03/15/22.......................................      120     124,792
   2.000%, 10/15/22.......................................      280     284,631
Sachem Central School District (GO) (ST AID WITHHLDG)
   5.000%, 10/15/19.......................................      200     203,200
Schenectady County (GO)
   5.000%, 06/15/25.......................................      140     168,521
Schenectady County (GO) Series B
   3.000%, 12/15/21.......................................      470     487,315

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
NEW YORK -- (Continued)
Sewanhaka Central High School District of Elmont (GO) (ST
  AID WITHHLDG)
   3.000%, 07/15/23.......................................      590  $  622,007
Spencerport Central School District (GO) (ST AID WITHHLDG)
   2.000%, 06/15/21.......................................      500     503,890
State of New York Series C
   5.000%, 04/15/20.......................................      500     517,460
Suffern Central School District (GO) (ST AID WITHHLDG)
   5.000%, 10/15/21.......................................      215     233,122
Taconic Hills Central School District at Craryville (GO)
  (ST AID WITHHLDG)
   5.000%, 06/15/20.......................................      100     103,915
   4.000%, 06/15/22.......................................      250     268,553
Town of Amherst (BAN)
   3.250%, 11/07/19.......................................    3,915   3,950,940
Town of Babylon (GO)
   3.000%, 07/01/25.......................................      375     405,600
Town of Babylon (GO) Series
   2.000%, 06/01/20.......................................      150     151,041
Town of Bedford (GO) Series A
   3.000%, 03/15/21.......................................      455     468,213
   3.000%, 03/15/25.......................................      330     355,106
Town of Brookhaven (GO) Series
   3.000%, 03/15/22.......................................      650     678,197
Town of Brookhaven (GO) Series A
   5.000%, 09/15/20.......................................    1,040   1,091,168
   5.000%, 09/15/21.......................................    1,000   1,085,640
Town of Cheektowaga (GO)
   5.000%, 07/15/23.......................................      265     303,240
Town of Clarence (GO)
   2.000%, 08/01/21.......................................      250     252,498
   2.250%, 08/01/24.......................................      210     215,792
Town of Hempstead (GO) Series B
   5.000%, 09/15/20.......................................    1,030   1,079,677
   5.000%, 09/15/21.......................................    2,250   2,435,535
Town of Huntington (GO)
   2.000%, 12/01/23.......................................      220     224,369
Town of Huntington (GO) Series B
   5.000%, 11/01/20.......................................    2,280   2,402,596
Town of LaGrange (GO)
   4.000%, 03/01/20.......................................      220     224,776

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
NEW YORK -- (Continued)
Town of North Hempstead (GO) Series A
   5.000%, 03/15/21.......................................    1,075  $1,146,767
   3.000%, 04/01/24.......................................      425     454,278
Triborough Bridge & Tunnel Authority (RB) Series A
   5.000%, 11/15/20.......................................      165     173,762
   5.000%, 01/01/22.......................................      190     207,303
Triborough Bridge & Tunnel Authority (RB) Series A-1
   5.000%, 11/15/19.......................................      300     305,616
Triborough Bridge & Tunnel Authority (RB) Series B
   5.000%, 11/15/19.......................................    1,020   1,039,094
   5.000%, 11/15/20.......................................      570     600,267
   5.000%, 11/15/22.......................................      190     212,768
Triborough Bridge & Tunnel Authority Series B
   4.000%, 11/15/20.......................................      940     975,692
Tuckahoe Union Free School District (GO) (ST AID WITHHLDG)
   5.000%, 07/15/19.......................................      145     146,022
   5.000%, 07/15/21.......................................      230     247,294
Ulster County (GO)
   2.000%, 11/15/22.......................................      240     242,813
Vestal Central School District (GO) (AGM ST AID WITHHLDG)
   3.750%, 06/15/19.......................................      150     150,407

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
NEW YORK -- (Continued)
Village of Croton-On-Hudson (GO) Series A
   3.000%, 04/01/21.....................................      300  $    309,147
Village of Farmingdale (GO)
   3.000%, 07/15/21.....................................      215       221,745
Wantagh Union Free School District (GO) (ST AID
  WITHHLDG)
   2.000%, 11/15/22.....................................      250       254,313
Westchester County (GO) Series
   5.000%, 11/15/20.....................................      500       527,495
   5.000%, 12/01/20.....................................      500       528,275
   5.000%, 11/15/22.....................................      525       590,032
   5.000%, 12/01/22.....................................    1,000     1,125,370
Westchester County (GO) Series A
   5.000%, 01/01/20.....................................    1,050     1,075,158
White Plains City School District (GO) (ST AID WITHHLDG)
   4.000%, 05/15/19.....................................      115       115,105
Yorktown Central School District (GO) (ST AID WITHHLDG)
   2.000%, 07/01/21.....................................      400       402,580
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $110,064,486)...................................           $110,586,097
                                                                   ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 -------------------------------------------
                                 LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                 -------- ------------ -------- ------------
    Municipal Bonds.............       -- $110,586,097       -- $110,586,097
                                 -------- ------------ -------- ------------
    TOTAL.......................       -- $110,586,097       -- $110,586,097
                                 ======== ============ ======== ============

                See accompanying Notes to Financial Statements.

                        DFA MN MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
MUNICIPAL BONDS -- (100.0%)
MINNESOTA -- (100.0%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/21.................................................      100  $  105,886
Chaska Independent School District No. 112 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/21.................................................    1,150   1,217,482
City of Bemidji (GO) (AGM) Series A
    5.000%, 02/01/20.................................................      230     235,640
    5.000%, 02/01/21.................................................      575     607,516
City of Brainerd (GO) (MN CRED PROG) Series A
    5.000%, 10/01/21.................................................      570     615,321
City of Cambridge (GO) Series A
    3.000%, 02/01/23.................................................      375     391,792
City of Chaska (GO) Series B
    5.000%, 02/01/21.................................................      385     407,526
City of Circle Pines (GO) Series B
    3.000%, 02/01/21.................................................      215     220,014
City of Duluth (GO) Series A
    3.000%, 02/01/20.................................................      240     242,429
City of East Grand Forks (GO) Series A
    3.000%, 02/01/21.................................................      200     204,524
City of Hopkins (GO) Series D
    3.000%, 02/01/22.................................................      130     134,623
City of Kasson (GO)
    4.000%, 02/01/23.................................................      320     346,125
City of Kasson (GO) Series A
    2.000%, 02/01/20.................................................      160     160,400
City of Lakeville (GO) Series A
    5.000%, 02/01/20.................................................      470     481,952
City of Lakeville (GO) Series B
    5.000%, 02/01/24.................................................      710     817,664
City of Marshall (GO) Series B
    5.000%, 02/01/21.................................................      110     116,318
City of Minneapolis (GO)
    2.000%, 12/01/19.................................................      100     100,253
    5.000%, 12/01/19.................................................      245     249,863
    5.000%, 12/01/19.................................................      500     509,925

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
MINNESOTA -- (Continued)
            2.000%, 12/01/20.................................................      520  $  523,474
            3.000%, 12/01/27.................................................    5,000   5,244,450
City of New Ulm (GO) Series B
            2.000%, 12/01/19.................................................      325     325,822
City of Red Wing (GO) Series A
            4.000%, 02/01/26.................................................      700     792,946
City of Richfield (GO) Series A
            3.000%, 02/01/24.................................................      255     270,007
City of Rochester (GO) Series A
            5.000%, 02/01/20.................................................    1,000   1,025,510
City of Saint Cloud (GO) Series A
            3.000%, 02/01/24.................................................      450     468,909
City of Saint Cloud (GO) Series B
            5.000%, 02/01/20.................................................      275     281,993
City of Saint Cloud (RB) Series A
(currency)  5.125%, 05/01/30 (Pre- refunded @ $100, 5/1/20)..................      300     310,269
City of Saint Francis (GO) Series A
            3.000%, 02/01/20.................................................      285     287,884
City of Saint Paul (GO) Series A
            5.000%, 09/01/21.................................................      610     657,299
City of Saint Paul (GO) Series B
            5.000%, 11/01/20.................................................      835     877,343
City of Saint Paul Sewer Revenue (RB) Series C
            3.000%, 12/01/19.................................................      250     252,085
City of Savage (GO) Series A
            3.000%, 02/01/22.................................................      325     332,296
City of Shoreview (GO) Series A
            3.000%, 02/01/21.................................................      290     296,812
City of State Paul (GO) Series E
            5.000%, 12/01/19.................................................      170     173,375
City of Waconia (GO) Series A
            3.000%, 02/01/23.................................................      450     470,821
            3.000%, 02/01/26.................................................      820     877,712

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
MINNESOTA -- (Continued)
City of West Saint Paul (GO) Series A
    3.000%, 02/01/23.................................................      230  $  240,299
City of Woodbury (GO) Series A
    2.000%, 02/01/20.................................................      135     135,389
    2.000%, 02/01/22.................................................      145     146,475
Cloquet Independent School District No. 94 (GO) (SD CRED PROG)
  Series A
    5.000%, 04/01/22.................................................      910     995,249
Cook County (GO) Series A
    3.000%, 02/01/21.................................................      180     184,165
County of Itasca (GO) Series A
    5.000%, 02/01/24.................................................      545     623,088
County of Olmsted (GO) Series A
    5.000%, 02/01/24.................................................      675     776,027
    4.000%, 02/01/27.................................................      445     494,604
County of Rice (GO)
    3.000%, 02/01/20.................................................      220     222,325
County of Sherburne (GO) Series A
    3.000%, 02/01/24.................................................    1,360   1,425,430
County of Swift (GO) Series A
    3.000%, 02/01/23.................................................      215     224,948
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
    5.000%, 01/01/23.................................................    1,180   1,320,467
Eden Prairie Independent School District No. 272 (GO) (SD CRED PROG)
  Series C
    5.000%, 02/01/20.................................................    1,105   1,133,266
Fosston Independent School District No. 601 (GO) (SD CRED PROG)
    4.000%, 02/01/25.................................................      550     615,400
Hastings Independent School District No. 200 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/21.................................................      740     783,423
Hennepin County (GO) Series A
    5.000%, 12/01/20.................................................      400     421,396
    5.000%, 12/01/22.................................................    2,125   2,376,387
Hennepin County (GO) Series B
    5.000%, 12/01/21.................................................    2,000   2,172,360

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
MINNESOTA -- (Continued)
Hennepin County Sales Tax Revenue (RB)
            5.000%, 12/15/19.................................................      250  $  255,293
Housing & Redevelopment Authority of The City of Saint Paul Minnesota (RB)
  Series A1
(currency)  5.250%, 11/15/29 (Pre-refunded @ $100, 11/15/19).................      350     356,752
Itasca County (GO) Series A
            5.000%, 02/01/23.................................................      865     964,536
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/20.................................................      345     353,825
Luverne Independent School District No. 2184 (GO) (SD CRED PROG) Series A
            4.000%, 02/01/21.................................................      510     531,175
Mahtomedi Independent School District No. 832 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................      175     185,301
Metropolitan Council (GO) Series B
            5.000%, 03/01/21.................................................      350     371,704
Metropolitan Council (GO) Series C
            5.000%, 03/01/26.................................................    1,550   1,873,299
Milaca Independent School District No. 912 (GO) (SD CRED PROG) Series A
            4.000%, 02/01/23.................................................      825     888,929
            4.000%, 02/01/24.................................................      830     909,771
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/22.................................................      750     817,200
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series B
            5.000%, 02/01/24.................................................    1,200   1,380,192
Minnesota Higher Education Facilities Authority (RB) Series 7-K2-HA
(currency)  6.000%, 10/01/40 (Pre- refunded @ $100, 10/1/21).................      450     496,017

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                              ------- ----------
                                                               (000)
MINNESOTA -- (Continued)
Minnesota Public Facilities Authority (RB) Series C
(currency) 3.250%, 03/01/24 (Pre-refunded @ $100, 3/1/20)..      770  $  780,495
Minnesota State (GO) Series A
           5.000%, 08/01/19................................    1,310   1,320,899
           5.000%, 08/01/19................................      500     504,160
           5.000%, 08/01/20................................      585     609,377
           5.000%, 08/01/20................................    2,000   2,083,340
           5.000%, 10/01/20................................      505     528,831
(currency) 5.000%, 08/01/23 (Pre-refunded @ $100, 8/1/20)..      250     260,258
Minnesota State (GO) Series B
           5.000%, 08/01/19................................      100     100,832
           5.000%, 08/01/19................................      750     756,240
           5.000%, 10/01/19................................      750     760,462
Minnesota State (GO) Series D
           5.000%, 08/01/19................................       50      50,416
           5.000%, 08/01/19................................      170     171,414
           5.000%, 08/01/20................................    1,975   2,057,298
           5.000%, 08/01/22................................    1,820   2,012,301
Minnesota State (GO) Series F
           5.000%, 10/01/19................................      185     187,581
Minnesota State (GO) (ETM) Series D
           5.000%, 08/01/20................................       25      26,026
Minnesota State 911 Services Revenue (RB)
(currency) 5.000%, 06/01/20 (Pre-refunded @ $100, 6/1/19)..    2,100   2,105,838
Minnesota State Colleges & Universities (RB) Series A
           4.000%, 10/01/19................................      100     100,993
Moorhead Independent School District No. 152 (GO) (SD
  CRED PROG) Series A
           4.000%, 02/01/24................................      600     660,828
Morris Area Schools Independent School District No. 2769
  (GO) (SD CRED PROG) Series A
           4.000%, 02/01/23................................    1,490   1,613,908
           4.000%, 02/01/24................................      300     330,414

                                                               FACE
                                                              AMOUNT^  VALUE+
                                                              ------- --------
                                                               (000)
 MINNESOTA -- (Continued)
 New London-Spicer Independent School District No. 345
   (GO) (SD CRED PROG) Series A
     3.000%, 02/01/23......................................     150   $156,884
 New Prague Independent School District No. 721 (GO) (SD
   CRED PROG) Series A
     4.000%, 02/01/20......................................     605    615,684
 North Branch Independent School District No. 138 (GO) (SD
   CRED PROG) Series A
     5.000%, 02/01/20......................................     300    307,674
 North St Paul-Maplewood-Oakdale Independent School
   District No. 622 (GO) (SD CRED PROG) Series A
     5.000%, 02/01/22......................................     255    277,703
     3.000%, 02/01/24......................................     255    269,288
 Osseo Independent School District No. 279 (GO) (SD CRED
   PROG) Series C
     5.000%, 02/01/20......................................     780    799,952
     5.000%, 02/01/21......................................     350    370,538
 Pine City Independent School District No. 578 (GO) (SD
   CRED PROG) Series A
     2.000%, 02/01/21......................................     300    302,160
 Robbinsdale Independent School District No. 281 (GO) (SD
   CRED PROG) Series A
     5.000%, 02/01/20......................................     250    256,415
 Rochester Independent School District No. 535 (GO) (SD
   CRED PROG) Series B
     5.000%, 02/01/20......................................     205    210,244
     5.000%, 02/01/22......................................     210    228,992
 Rosemount-Apple Valley-Eagan Independent School District
   No 196 (GO) (SD CRED PROG) Series A
     5.000%, 02/01/21......................................     765    809,890

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
MINNESOTA -- (Continued) St Louis County Independent School District
  No. 2142 (GO) (SD CRED PROG) Series A
    3.000%, 02/01/20.................................................      600  $  606,522
Three Rivers Park District (GO) Series C
    5.000%, 02/01/21.................................................    1,060   1,122,392
Washington County (GO) Series A
    5.000%, 02/01/21.................................................      310     328,247
Watertown-Mayer Independent School District No. 111 (GO) (SD CRED
  PROG) Series B
    4.000%, 02/01/20.................................................      500     508,905

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
MINNESOTA -- (Continued)
Westonka Independent School District No. 277 (GO) (SD CRED PROG)
  Series A
    2.000%, 02/01/20.................................................     500   $   501,695
White Bear Lake Independent School District No. 624 (GO) (SD CRED
  PROG) Series A
    3.000%, 02/01/23.................................................     350       361,876
                                                                                -----------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $69,658,700)...............................................           $69,365,924
                                                                                ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------
                               LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                               -------  ----------- ------- -----------
          Municipal Bonds.....   --     $69,365,924   --    $69,365,924
                                 --     -----------   --    -----------
          TOTAL...............   --     $69,365,924   --    $69,365,924
                                 ==     ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                   DFA
                                                                              DFA TWO-YEAR     SELECTIVELY    DFA FIVE-YEAR
                                                              DFA ONE-YEAR    GLOBAL FIXED    HEDGED GLOBAL   GLOBAL FIXED
                                                              FIXED INCOME       INCOME       FIXED INCOME       INCOME
                                                               PORTFOLIO*      PORTFOLIO*      PORTFOLIO*      PORTFOLIO*
                                                             --------------  --------------  --------------  --------------
ASSETS:
Investments at Value (including $119,725, $11,599, $7,183
  and $10,320 of securities on loan, respectively).......... $    7,978,157  $    5,576,337  $    1,204,927  $   14,668,014
Temporary Cash Investments at Value & Cost..................         97,637              --              --              --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $113,611, $11,860, $7,344 and
  $10,531)..................................................        113,629          11,861           7,344          10,532
Foreign Currencies at Value.................................             --               3              24             103
Cash........................................................             --          18,699           7,293          98,746
Receivables:
   Investment Securities Sold...............................             --          20,013              --              --
   Dividends and Interest...................................         27,465          38,561           7,067          80,027
   Securities Lending Income................................             13               2               1               1
   Fund Shares Sold.........................................         10,718           4,121             652          10,843
Unrealized Gain on Forward Currency Contracts...............             --          14,451           4,201         121,635
Unrealized Gain on Foreign Currency Contracts...............             --              --              --             176
Prepaid Expenses and Other Assets...........................            116              98              29             179
                                                             --------------  --------------  --------------  --------------
       Total Assets.........................................      8,227,735       5,684,146       1,231,538      14,990,256
                                                             --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        113,621          11,850           7,345          10,548
   Investment Securities Purchased..........................         46,200          24,839              --          21,652
   Fund Shares Redeemed.....................................          6,650           2,988           1,565          11,157
   Due to Advisor...........................................            998             694             150           3,055
Unrealized Loss on Forward Currency Contracts...............             --           1,292             901           8,078
Accrued Expenses and Other Liabilities......................            997             681             122           1,432
                                                             --------------  --------------  --------------  --------------
       Total Liabilities....................................        168,466          42,344          10,083          55,922
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    8,059,269  $    5,641,802  $    1,221,455  $   14,934,334
                                                             ==============  ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
  $8,059,269; $5,641,802; $1,221,455 and $14,934,334 and
  shares outstanding of 782,770,838, 567,257,492,
  127,514,868 and 1,389,078,525, respectively............... $        10.30  $         9.95  $         9.58  $        10.75
                                                             ==============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  4,000,000,000   4,000,000,000   1,000,000,000   6,600,000,000
                                                             ==============  ==============  ==============  ==============
Investments at Cost......................................... $    7,974,746  $    5,617,098  $    1,217,836  $   15,089,946
                                                             ==============  ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           --  $            3  $           24  $          105
                                                             ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    8,071,908  $    5,656,279  $    1,295,651  $   15,264,170
Total Distributable Earnings (Loss).........................        (12,639)        (14,477)        (74,196)       (329,836)
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    8,059,269  $    5,641,802  $    1,221,455  $   14,934,334
                                                             ==============  ==============  ==============  ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                              DFA WORLD EX                       DFA
                                                                  U.S.        DFA SHORT-     INTERMEDIATE     DFA SHORT-
                                                               GOVERNMENT        TERM         GOVERNMENT     TERM EXTENDED
                                                              FIXED INCOME    GOVERNMENT     FIXED INCOME       QUALITY
                                                               PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO*
                                                             -------------- --------------  --------------  --------------
ASSETS:
Investments at Value (including $0, $0, $0 and $80,544 of
  securities on loan, respectively)......................... $    1,286,706 $    2,390,187  $    5,080,333  $    5,851,403
Temporary Cash Investments at Value & Cost..................             --          5,931          26,185              --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $0 and $82,403)..........             --             --              --          82,411
Foreign Currencies at Value.................................             37             --              --           5,606
Cash........................................................         12,256             --              --          27,041
Receivables:
   Investment Securities Sold...............................             --         84,579              --           1,187
   Dividends and Interest...................................         10,279          9,379          51,345          38,148
   Securities Lending Income................................             --             --              --              14
   Fund Shares Sold.........................................          2,128          4,370           4,425           4,270
Unrealized Gain on Forward Currency Contracts...............          7,052             --              --          13,834
Unrealized Gain on Foreign Currency Contracts...............              1             --              --              61
Prepaid Expenses and Other Assets...........................             48             44              52             110
                                                             -------------- --------------  --------------  --------------
       Total Assets.........................................      1,318,507      2,494,490       5,162,340       6,024,085
                                                             -------------- --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --             --              --          82,388
   Investment Securities Purchased..........................          9,366         82,867           4,245          24,500
   Fund Shares Redeemed.....................................            268          1,884           2,170           4,410
   Due to Advisor...........................................            168            336             420             893
Unrealized Loss on Forward Currency Contracts...............          1,527             --              --             425
Unrealized Loss on Foreign Currency Contracts...............              1             --              --              --
Accrued Expenses and Other Liabilities......................             96            253             506             521
                                                             -------------- --------------  --------------  --------------
       Total Liabilities....................................         11,426         85,340           7,341         113,137
                                                             -------------- --------------  --------------  --------------
NET ASSETS.................................................. $    1,307,081 $    2,409,150  $    5,154,999  $    5,910,948
                                                             ============== ==============  ==============  ==============
Institutional Class Shares -- based on net assets of
  $1,307,081; $2,409,150; $5,154,999 and $5,910,948 and
  shares outstanding of 127,891,249, 228,093,402,
  415,770,610 and 548,741,686, respectively................. $        10.22 $        10.56  $        12.40  $        10.77
                                                             ============== ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,500,000,000   1,700,000,000   3,000,000,000
                                                             ============== ==============  ==============  ==============
Investments at Cost......................................... $    1,282,611 $    2,396,247  $    5,069,079  $    5,935,352
                                                             ============== ==============  ==============  ==============
Foreign Currencies at Cost.................................. $           37 $           --  $           --  $        5,587
                                                             ============== ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,279,853 $    2,430,151  $    5,166,641  $    5,947,821
Total Distributable Earnings (Loss).........................         27,228        (21,001)        (11,642)        (36,873)
                                                             -------------- --------------  --------------  --------------
NET ASSETS.................................................. $    1,307,081 $    2,409,150  $    5,154,999  $    5,910,948
                                                             ============== ==============  ==============  ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DFA
                                                              INTERMEDIATE-                        DFA
                                                              TERM EXTENDED   DFA TARGETED     GLOBAL CORE           DFA
                                                                 QUALITY         CREDIT        PLUS FIXED        INVESTMENT
                                                               PORTFOLIO*      PORTFOLIO*   INCOME PORTFOLIO* GRADE PORTFOLIO *
                                                             --------------  -------------- ----------------- -----------------
ASSETS:
Investments at Value (including $122,391, $15,340, $40,838
  and $507,517 of securities on loan, respectively)......... $    1,745,207  $      713,971   $    746,649     $    8,952,637
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $125,190, $15,690, $41,768 and
  $518,978).................................................        125,198          15,692         41,770            519,020
Foreign Currencies at Value.................................             --              26             58                  1
Cash........................................................          2,242           8,522          2,169             19,123
Receivables:
   Dividends and Interest...................................         16,321           5,725          7,028             82,229
   Securities Lending Income................................             16               3             14                 76
   Fund Shares Sold.........................................          2,180             683        131,851              9,977
Unrealized Gain on Forward Currency Contracts...............             --           1,419          2,870              2,899
Unrealized Gain on Foreign Currency Contracts...............             --               7             --                 --
Prepaid Expenses and Other Assets...........................             23              50             49                117
                                                             --------------  --------------   ------------     --------------
       Total Assets.........................................      1,891,187         746,098        932,458          9,586,079
                                                             --------------  --------------   ------------     --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        125,212          15,692         41,769            519,022
   Investment Securities Purchased..........................             --           2,312             --             10,655
   Fund Shares Redeemed.....................................          2,464           2,830            403            139,362
   Due to Advisor...........................................            272              90            149              1,389
Unrealized Loss on Forward Currency Contracts...............             --             389            152                 --
Accrued Expenses and Other Liabilities......................            157              68             35                594
                                                             --------------  --------------   ------------     --------------
       Total Liabilities....................................        128,105          21,381         42,508            671,022
                                                             --------------  --------------   ------------     --------------
NET ASSETS.................................................. $    1,763,082  $      724,717   $    889,950     $    8,915,057
                                                             ==============  ==============   ============     ==============
Institutional Class Shares -- based on net assets of
  $1,763,082; $724,717; $889,950 and $8,915,057 and shares
  outstanding of 165,098,321, 72,394,600, 89,504,672 and
  820,403,466, respectively................................. $        10.68  $        10.01   $       9.94     $        10.87
                                                             ==============  ==============   ============     ==============
NUMBER OF SHARES AUTHORIZED.................................  2,000,000,000   1,000,000,000    500,000,000      2,000,000,000
                                                             ==============  ==============   ============     ==============
Investments at Cost......................................... $    1,739,138  $      719,394   $    749,777     $    8,899,681
                                                             ==============  ==============   ============     ==============
Foreign Currencies at Cost.................................. $           --  $           26   $         57     $            1
                                                             ==============  ==============   ============     ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,782,193  $      722,610   $    888,871     $    8,889,472
Total Distributable Earnings (Loss).........................        (19,111)          2,107          1,079             25,585
                                                             --------------  --------------   ------------     --------------
NET ASSETS.................................................. $    1,763,082  $      724,717   $    889,950     $    8,915,057
                                                             ==============  ==============   ============     ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                     DFA                      DFA INFLATION-   DFA SHORT-
                                                                 DIVERSIFIED                    PROTECTED     DURATION REAL
                                                                 FIXED INCOME    DFA LTIP       SECURITIES       RETURN
                                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO*
                                                                -------------- -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value........ $      736,477             --             --             --
Investments at Value (including $0, $0, $0 and $24,179 of
  securities on loan, respectively)............................        183,667 $      190,352 $    4,621,765 $    1,444,965
Temporary Cash Investments at Value & Cost.....................          5,026             --         25,044             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $0, $0 and $24,759).............             --             --             --         24,761
Foreign Currencies at Value....................................             --             --             --             17
Segregated Cash for Swaps Contracts............................             --             --             --            283
Cash...........................................................             --            310             --         10,158
Receivables:
   Dividends and Interest......................................            288            378         11,186          8,753
   Securities Lending Income...................................             --             --             --              4
   Fund Shares Sold............................................          1,907             60          4,450          1,606
   Due from Advisor............................................              7             --             --             --
Unrealized Gain on Swap Contracts..............................             --             --             --          5,174
Unrealized Gain on Forward Currency Contracts..................             --             --             --          1,826
Prepaid Expenses and Other Assets..............................             43             14             52             28
                                                                -------------- -------------- -------------- --------------
       Total Assets............................................        927,415        191,114      4,662,497      1,497,575
                                                                -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned............................              1             --             --         24,753
   Investment Securities/Affiliated Investment Companies
     Purchased.................................................          3,398             --             --          5,187
   Fund Shares Redeemed........................................            706            114          9,482          2,571
   Due to Advisor..............................................             --             17            381            238
Unrealized Loss on Swap Contracts..............................             --             --             --          9,361
Unrealized Loss on Forward Currency Contracts..................             --             --             --            293
Accrued Expenses and Other Liabilities.........................             17             26            422            151
                                                                -------------- -------------- -------------- --------------
       Total Liabilities.......................................          4,122            157         10,285         42,554
                                                                -------------- -------------- -------------- --------------
NET ASSETS..................................................... $      923,293 $      190,957 $    4,652,212 $    1,455,021
                                                                ============== ============== ============== ==============
Institutional Class Shares -- based on net assets of $923,293;
  $190,957; $4,652,212 and $1,455,021 and shares
  outstanding of 94,797,644, 20,721,594, 394,716,303 and
  146,906,888, respectively.................................... $         9.74 $         9.22 $        11.79 $         9.90
                                                                ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED....................................  1,000,000,000  1,000,000,000  1,500,000,000  1,500,000,000
                                                                ============== ============== ============== ==============
Investments in Affiliated Investment Companies at Cost......... $      735,686 $           -- $           -- $           --
                                                                ============== ============== ============== ==============
Investments at Cost............................................ $      182,941 $      187,805 $    4,547,379 $    1,451,943
                                                                ============== ============== ============== ==============
Foreign Currencies at Cost..................................... $           -- $           -- $           -- $           18
                                                                ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $      921,581 $      190,208 $    4,591,637 $    1,469,361
Total Distributable Earnings (Loss)............................          1,712            749         60,575        (14,340)
                                                                -------------- -------------- -------------- --------------
NET ASSETS..................................................... $      923,293 $      190,957 $    4,652,212 $    1,455,021
                                                                ============== ============== ============== ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                   DFA
                                                                               CALIFORNIA                    DFA SHORT-
                                                                DFA MUNICIPAL   MUNICIPAL                       TERM
                                                                 REAL RETURN   REAL RETURN  DFA MUNICIPAL    MUNICIPAL
                                                                  PORTFOLIO     PORTFOLIO   BOND PORTFOLIO BOND PORTFOLIO
                                                                -------------- ------------ -------------- --------------
ASSETS:
Investments at Value........................................... $      861,139 $    131,280 $      467,009 $    2,579,222
Cash...........................................................         10,448        2,341          2,263          8,957
Receivables:
   Dividends and Interest......................................          9,109        1,809          5,838         39,731
   Fund Shares Sold............................................            943            7          1,638          2,681
Unrealized Gain on Swap Contracts..............................          8,345           47             --             --
Prepaid Expenses and Other Assets..............................             22            8             36             63
                                                                -------------- ------------ -------------- --------------
       Total Assets............................................        890,006      135,492        476,784      2,630,654
                                                                -------------- ------------ -------------- --------------
LIABILITIES:
Payables:
   Fund Shares Redeemed........................................            101           --            688          2,720
   Due to Advisor..............................................            144           22             68            434
   Due to Broker...............................................             24           --             --             --
Unrealized Loss on Swap Contracts..............................          5,003        1,195             --             --
Accrued Expenses and Other Liabilities.........................             91           23             37            199
                                                                -------------- ------------ -------------- --------------
       Total Liabilities.......................................          5,363        1,240            793          3,353
                                                                -------------- ------------ -------------- --------------
NET ASSETS..................................................... $      884,643 $    134,252 $      475,991 $    2,627,301
                                                                ============== ============ ============== ==============
Institutional Class Shares -- based on net assets of $884,643;
  $134,252; $475,991 and $2,627,301 and shares outstanding
  of 88,572,525, 13,399,413, 46,671,103 and 258,622,293,
  respectively................................................. $         9.99 $      10.02 $        10.20 $        10.16
                                                                ============== ============ ============== ==============
NUMBER OF SHARES AUTHORIZED....................................  1,000,000,000  500,000,000  1,000,000,000  1,500,000,000
                                                                ============== ============ ============== ==============
Investments at Cost............................................ $      849,077 $    129,575 $      463,305 $    2,579,381
                                                                ============== ============ ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $      871,633 $    133,699 $      472,149 $    2,626,739
Total Distributable Earnings (Loss)............................         13,010          553          3,842            562
                                                                -------------- ------------ -------------- --------------
NET ASSETS..................................................... $      884,643 $    134,252 $      475,991 $    2,627,301
                                                                ============== ============ ============== ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                      DFA                      DFA CALIFORNIA
                                                                                 INTERMEDIATE-  DFA CALIFORNIA INTERMEDIATE-
                                                                                      TERM        SHORT-TERM        TERM
                                                                                   MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                                                 BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO
                                                                                 -------------- -------------- --------------
ASSETS:
Investments at Value............................................................ $    1,855,666 $    1,250,629 $      483,450
Cash............................................................................          7,199         10,278          8,050
Receivables:
   Dividends and Interest.......................................................         20,915         18,471          5,945
   Fund Shares Sold.............................................................          2,067            739            189
Prepaid Expenses and Other Assets...............................................             61             26             12
                                                                                 -------------- -------------- --------------
       Total Assets.............................................................      1,885,908      1,280,143        497,646
                                                                                 -------------- -------------- --------------
LIABILITIES:
Payables:
   Investment Securities Purchased..............................................             --         10,289          5,863
   Fund Shares Redeemed.........................................................            490            606            316
   Due to Advisor...............................................................            309            209             79
Accrued Expenses and Other Liabilities..........................................            110             68             35
                                                                                 -------------- -------------- --------------
       Total Liabilities........................................................            909         11,172          6,293
                                                                                 -------------- -------------- --------------
NET ASSETS...................................................................... $    1,884,999 $    1,268,971 $      491,353
                                                                                 ============== ============== ==============
Institutional Class Shares -- based on net assets of $1,884,999; $1,268,971 and
  $491,353 and shares outstanding of 184,327,008, 123,446,095 and
  46,463,816, respectively...................................................... $        10.23 $        10.28 $        10.57
                                                                                 ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.....................................................  1,500,000,000  1,000,000,000  1,000,000,000
                                                                                 ============== ============== ==============
Investments at Cost............................................................. $    1,828,877 $    1,248,999 $      476,644
                                                                                 ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................. $    1,857,771 $    1,267,035 $      484,495
Total Distributable Earnings (Loss).............................................         27,228          1,936          6,858
                                                                                 -------------- -------------- --------------
NET ASSETS...................................................................... $    1,884,999 $    1,268,971 $      491,353
                                                                                 ============== ============== ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                        DFA NY         DFA MN
                                                                                                      MUNICIPAL      MUNICIPAL
                                                                                                    BOND PORTFOLIO BOND PORTFOLIO
                                                                                                    -------------- --------------
ASSETS:
Investments at Value............................................................................... $      110,586  $     69,366
Cash...............................................................................................          3,752           286
Receivables:
   Dividends and Interest..........................................................................          1,215           809
   Fund Shares Sold................................................................................             --            20
Prepaid Expenses and Other Assets..................................................................             17             6
                                                                                                    --------------  ------------
       Total Assets................................................................................        115,570        70,487
                                                                                                    --------------  ------------
LIABILITIES:
Payables:
   Fund Shares Redeemed............................................................................             --            27
   Due to Advisor..................................................................................             15            12
Accrued Expenses and Other Liabilities.............................................................             19            16
                                                                                                    --------------  ------------
       Total Liabilities...........................................................................             34            55
                                                                                                    --------------  ------------
NET ASSETS......................................................................................... $      115,536  $     70,432
                                                                                                    ==============  ============
Institutional Class Shares -- based on net assets of $ 115,536 and $ 70,432 and shares outstanding
  of 11,314,844 and 7,083,848, respectively........................................................ $        10.21  $       9.94
                                                                                                    ==============  ============
NUMBER OF SHARES AUTHORIZED........................................................................  1,000,000,000   500,000,000
                                                                                                    ==============  ============
Investments at Cost................................................................................ $      110,064  $     69,659
                                                                                                    ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................................................... $      114,985  $     70,747
Total Distributable Earnings (Loss)................................................................            551          (315)
                                                                                                    --------------  ------------
NET ASSETS......................................................................................... $      115,536  $     70,432
                                                                                                    ==============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                                               DFA
                                                                             DFA TWO-YEAR  SELECTIVELY  DFA FIVE-YEAR
                                                                DFA ONE-YEAR GLOBAL FIXED HEDGED GLOBAL GLOBAL FIXED
                                                                FIXED INCOME    INCOME    FIXED INCOME     INCOME
                                                                 PORTFOLIO#   PORTFOLIO#   PORTFOLIO#    PORTFOLIO#
                                                                ------------ ------------ ------------- -------------
INVESTMENT INCOME
   Interest....................................................   $ 97,720     $ 60,943      $10,860      $  69,076
   Income from Securities Lending..............................        190           52           11             23
                                                                  --------     --------      -------      ---------
          Total Investment Income..............................     97,910       60,995       10,871         69,099
                                                                  --------     --------      -------      ---------
EXPENSES
   Investment Management Fees..................................      5,963        4,170          894         18,248
   Accounting & Transfer Agent Fees............................        428          355           62          1,015
   Custodian Fees..............................................         85           76           17            348
   Filing Fees.................................................         97           85           21            129
   Shareholders' Reports.......................................        115           83           20            256
   Directors'/Trustees' Fees & Expenses........................         31           21            5             57
   Professional Fees...........................................         57           41            9            112
   Other.......................................................         86           65           15            167
                                                                  --------     --------      -------      ---------
          Total Expenses.......................................      6,862        4,896        1,043         20,332
                                                                  --------     --------      -------      ---------
   Fees Paid Indirectly (Note C)...............................         --          (40)          (4)          (146)
                                                                  --------     --------      -------      ---------
   Net Expenses................................................      6,862        4,856        1,039         20,186
                                                                  --------     --------      -------      ---------
   NET INVESTMENT INCOME (LOSS)................................     91,048       56,139        9,832         48,913
                                                                  --------     --------      -------      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................       (720)     (11,458)      (6,118)      (118,617)
       Affiliated Investment Companies Shares Sold.............         18            2           --              1
       Foreign Currency Transactions...........................         --         (374)         (59)        (1,346)
       Forward Currency Contracts..............................         --       41,380       17,493        417,713
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............     35,844       27,489       16,407        189,730
       Affiliated Investment Companies Shares..................          5            1           --             --
       Translation of Foreign Currency-Denominated Amounts.....         --           41           (5)            32
       Forward Currency Contracts..............................         --       (1,210)      (2,215)      (113,641)
                                                                  --------     --------      -------      ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................     35,147       55,871       25,503        373,872
                                                                  --------     --------      -------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................   $126,195     $112,010      $35,335      $ 422,785
                                                                  ========     ========      =======      =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                    DFA WORLD EX                DFA
                                                                        U.S.     DFA SHORT- INTERMEDIATE  DFA SHORT-
                                                                     GOVERNMENT     TERM     GOVERNMENT  TERM EXTENDED
                                                                    FIXED INCOME GOVERNMENT FIXED INCOME    QUALITY
                                                                     PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO#
                                                                    ------------ ---------- ------------ -------------
INVESTMENT INCOME
   Interest........................................................   $  6,523    $ 23,947    $ 61,528     $ 56,846
   Income from Securities Lending..................................         --          --          --          158
                                                                      --------    --------    --------     --------
          Total Investment Income..................................      6,523      23,947      61,528       57,004
                                                                      --------    --------    --------     --------
EXPENSES
   Investment Management Fees......................................      1,063       1,994       2,467        5,676
   Accounting & Transfer Agent Fees................................         73         155         387          391
   Custodian Fees..................................................         34          12          25           64
   Filing Fees.....................................................         23          30          40           86
   Shareholders' Reports...........................................         21          42          90          109
   Directors'/Trustees' Fees & Expenses............................          4          10          19           22
   Professional Fees...............................................          7          17          35           43
   Other...........................................................         15          24          52           63
                                                                      --------    --------    --------     --------
          Total Expenses...........................................      1,240       2,284       3,115        6,454
                                                                      --------    --------    --------     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)............................        (58)         --          --         (210)
   Fees Paid Indirectly (Note C)...................................        (18)         --          --           --
                                                                      --------    --------    --------     --------
   Net Expenses....................................................      1,164       2,284       3,115        6,244
                                                                      --------    --------    --------     --------
   NET INVESTMENT INCOME (LOSS)....................................      5,359      21,663      58,413       50,760
                                                                      --------    --------    --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................     (3,584)    (11,665)     (7,729)      (7,817)
       Affiliated Investment Companies Shares Sold.................         --          --          --            3
       Foreign Currency Transactions...............................       (171)         --          --         (167)
       Forward Currency Contracts..................................     34,814          --          --       51,999
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     38,691      50,725     216,028       81,536
       Affiliated Investment Companies Shares......................         --          --          --            4
       Translation of Foreign Currency-Denominated Amounts.........        180          --          --          (70)
       Forward Currency Contracts..................................    (12,527)         --          --       (7,651)
                                                                      --------    --------    --------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     57,403      39,060     208,299      117,837
                                                                      --------    --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....   $ 62,762    $ 60,723    $266,712     $168,597
                                                                      ========    ========    ========     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                  DFA
                                                             INTERMEDIATE-                     DFA
                                                             TERM EXTENDED DFA TARGETED    GLOBAL CORE           DFA
                                                                QUALITY       CREDIT       PLUS FIXED        INVESTMENT
                                                              PORTFOLIO#    PORTFOLIO#  INCOME PORTFOLIO# GRADE PORTFOLIO #
                                                             ------------- ------------ ----------------- -----------------
INVESTMENT INCOME
   Interest.................................................   $ 30,916      $ 8,225         $ 7,750          $128,335
   Income from Securities Lending...........................         90           20              60               470
                                                               --------      -------         -------          --------
          Total Investment Income...........................     31,006        8,245           7,810           128,805
                                                               --------      -------         -------          --------
EXPENSES
   Investment Management Fees...............................      1,720          637             779             8,545
   Accounting & Transfer Agent Fees.........................        102           64              47               530
   Custodian Fees...........................................          6            6              13                36
   Filing Fees..............................................         29           25              31               101
   Shareholders' Reports....................................         34           17              11               137
   Directors'/Trustees' Fees & Expenses.....................          7            2               3                32
   Professional Fees........................................         14            5               4                63
   Organizational & Offering Costs..........................         --           --              13                --
   Other....................................................         21            9               5                93
                                                               --------      -------         -------          --------
          Total Expenses....................................      1,933          765             906             9,537
                                                               --------      -------         -------          --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............        (41)         (94)             29              (138)
                                                               --------      -------         -------          --------
   Net Expenses.............................................      1,892          671             935             9,399
                                                               --------      -------         -------          --------
   NET INVESTMENT INCOME (LOSS).............................     29,114        7,574           6,875           119,406
                                                               --------      -------         -------          --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.........................    (12,523)        (638)         (3,576)          (36,374)
       Affiliated Investment Companies Shares Sold..........         --           --              (1)               29
       Foreign Currency Transactions........................         --          (24)            (18)              (20)
       Forward Currency Contracts...........................         --        7,405          10,605             9,608
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...........    104,675       14,135          28,898           422,465
       Affiliated Investment Companies Shares...............          7            1               3                31
       Translation of Foreign Currency-Denominated
         Amounts............................................         --           11              76                 2
       Forward Currency Contracts...........................         --       (2,845)         (4,689)           (1,355)
                                                               --------      -------         -------          --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................     92,159       18,045          31,298           394,386
                                                               --------      -------         -------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $121,273      $25,619         $38,173          $513,792
                                                               ========      =======         =======          ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                             DFA                DFA INFLATION-  DFA SHORT-
                                                                         DIVERSIFIED              PROTECTED    DURATION REAL
                                                                         FIXED INCOME DFA LTIP    SECURITIES      RETURN
                                                                          PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO#
                                                                         ------------ --------- -------------- -------------
INVESTMENT INCOME
Income Distributions....................................................   $ 9,841          --           --            --
                                                                           -------     -------     --------      --------
          Total Investment Income.......................................     9,841          --           --            --
                                                                           -------     -------     --------      --------
FUND INVESTMENT INCOME
   Interest.............................................................       685     $ 1,378     $ 25,242      $ 15,929
   Income from Securities Lending.......................................        --          --           --            43
                                                                           -------     -------     --------      --------
          Total Fund Investment Income..................................       685       1,378       25,242        15,972
                                                                           -------     -------     --------      --------
EXPENSES
   Investment Management Fees...........................................       505          90        2,244         1,430
   Accounting & Transfer Agent Fees.....................................        47          14          221           104
   Custodian Fees.......................................................         1           1           23            27
   Filing Fees..........................................................        34          10           40            29
   Shareholders' Reports................................................        12           8           79            36
   Directors'/Trustees' Fees & Expenses.................................         3           1           18             6
   Professional Fees....................................................         3           2           32            10
   Other................................................................         3           2           49            14
                                                                           -------     -------     --------      --------
          Total Expenses................................................       608         128        2,706         1,656
                                                                           -------     -------     --------      --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................      (462)          7           --            --
                                                                           -------     -------     --------      --------
   Net Expenses.........................................................       146         135        2,706         1,656
                                                                           -------     -------     --------      --------
   NET INVESTMENT INCOME (LOSS).........................................    10,380       1,243       22,536        14,316
                                                                           -------     -------     --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................      (348)     (1,965)      (5,658)       (5,739)
       Affiliated Investment Companies Shares Sold......................      (338)         --           --             3
       Swap Contracts...................................................        --          --           --           577
       Foreign Currency Transactions....................................        --          --           --           (34)
       Forward Currency Contracts.......................................        --          --           --        14,431
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................     4,719      17,919      213,810        28,569
       Affiliated Investment Companies Shares...........................    18,537          --           --             1
       Swap Contracts...................................................        --          --           --       (11,791)
       Translation of Foreign Currency-Denominated Amounts..............        --          --           --            (2)
       Forward Currency Contracts.......................................        --          --           --        (4,155)
                                                                           -------     -------     --------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    22,570      15,954      208,152        21,860
                                                                           -------     -------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $32,950     $17,197     $230,688      $ 36,176
                                                                           =======     =======     ========      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                                      DFA
                                                                                  CALIFORNIA                   DFA SHORT-
                                                                    DFA MUNICIPAL  MUNICIPAL                      TERM
                                                                     REAL RETURN  REAL RETURN DFA MUNICIPAL    MUNICIPAL
                                                                      PORTFOLIO    PORTFOLIO  BOND PORTFOLIO BOND PORTFOLIO
                                                                    ------------- ----------- -------------- --------------
INVESTMENT INCOME
   Interest........................................................    $ 8,161      $ 1,101      $ 4,097        $19,614
                                                                       -------      -------      -------        -------
          Total Investment Income..................................      8,161        1,101        4,097         19,614
                                                                       -------      -------      -------        -------
EXPENSES
   Investment Management Fees......................................        855          127          460          2,609
   Accounting & Transfer Agent Fees................................         63           16           35            158
   Custodian Fees..................................................         19            5            3             14
   Filing Fees.....................................................         24            9           30             67
   Shareholders' Reports...........................................         13            7           10             33
   Directors'/Trustees' Fees & Expenses............................          3           --            2             10
   Professional Fees...............................................          6           --            3             18
   Other...........................................................         25            2            5             28
                                                                       -------      -------      -------        -------
          Total Expenses...........................................      1,008          166          548          2,937
                                                                       -------      -------      -------        -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)............................         --           22          (19)            --
                                                                       -------      -------      -------        -------
   Net Expenses....................................................      1,008          188          529          2,937
                                                                       -------      -------      -------        -------
   NET INVESTMENT INCOME (LOSS)....................................      7,153          913        3,568         16,677
                                                                       -------      -------      -------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................       (112)         (31)         (14)           (23)
       Swap Contracts..............................................         34          (21)          --             --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     34,233        4,187       10,993         13,700
       Swap Contracts..............................................     (9,879)      (1,286)          --             --
                                                                       -------      -------      -------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     24,276        2,849       10,979         13,677
                                                                       -------      -------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....    $31,429      $ 3,762      $14,547        $30,354
                                                                       =======      =======      =======        =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                              DFA                      DFA CALIFORNIA
                                                                         INTERMEDIATE-  DFA CALIFORNIA INTERMEDIATE-
                                                                              TERM        SHORT-TERM        TERM
                                                                           MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                                         BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO
                                                                         -------------- -------------- --------------
INVESTMENT INCOME
   Interest.............................................................    $16,819        $ 9,327        $ 4,007
                                                                            -------        -------        -------
          Total Investment Income.......................................     16,819          9,327          4,007
                                                                            -------        -------        -------
EXPENSES
   Investment Management Fees...........................................      1,819          1,229            461
   Accounting & Transfer Agent Fees.....................................        120             78             36
   Custodian Fees.......................................................          9              6              3
   Filing Fees..........................................................         46             29             12
   Shareholders' Reports................................................         27             15              9
   Directors'/Trustees' Fees & Expenses.................................          7              5              2
   Professional Fees....................................................         13              8              3
   Other................................................................         20             13              5
                                                                            -------        -------        -------
          Total Expenses................................................      2,061          1,383            531
                                                                            -------        -------        -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................         --             --             (1)
                                                                            -------        -------        -------
   Net Expenses.........................................................      2,061          1,383            530
                                                                            -------        -------        -------
   NET INVESTMENT INCOME (LOSS).........................................     14,758          7,944          3,477
                                                                            -------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................       (132)             1           (112)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................     52,855          5,650         10,654
                                                                            -------        -------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................     52,723          5,651         10,542
                                                                            -------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........    $67,481        $13,595        $14,019
                                                                            =======        =======        =======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                                                  DFA NY         DFA MN
                                                                                                MUNICIPAL      MUNICIPAL
                                                                                              BOND PORTFOLIO BOND PORTFOLIO
                                                                                              -------------- --------------
INVESTMENT INCOME
   Interest..................................................................................     $  842         $  494
                                                                                                  ------         ------
          Total Investment Income............................................................        842            494
                                                                                                  ------         ------
EXPENSES
   Investment Management Fees................................................................        105             83
   Accounting & Transfer Agent Fees..........................................................         15             13
   Custodian Fees............................................................................          1              1
   Filing Fees...............................................................................          9              9
   Shareholders' Reports.....................................................................          7              7
   Professional Fees.........................................................................          1             --
   Other.....................................................................................          3              2
                                                                                                  ------         ------
          Total Expenses.....................................................................        141            115
                                                                                                  ------         ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
     (Note C)................................................................................         (9)            (8)
                                                                                                  ------         ------
   Net Expenses..............................................................................        132            107
                                                                                                  ------         ------
   NET INVESTMENT INCOME (LOSS)..............................................................        710            387
                                                                                                  ------         ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..........................................................         --            (15)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency............................................      1,161          1,426
                                                                                                  ------         ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................      1,161          1,411
                                                                                                  ------         ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................     $1,871         $1,798
                                                                                                  ======         ======

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                             DFA SELECTIVELY
                                         DFA ONE-YEAR FIXED       DFA TWO-YEAR GLOBAL      HEDGED GLOBAL FIXED
                                          INCOME PORTFOLIO       FIXED INCOME PORTFOLIO     INCOME PORTFOLIO
                                      ------------------------  -----------------------  ----------------------
                                      SIX MONTHS      YEAR      SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                         ENDED        ENDED        ENDED       ENDED        ENDED       ENDED
                                        APR 30,      OCT 31,      APR 30,     OCT 31,      APR 30,     OCT 31,
                                         2019         2018         2019        2018         2019        2018
                                      -----------  -----------  ----------- -----------  ----------- ----------
                                      (UNAUDITED)               (UNAUDITED)              (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $    91,048  $   138,457  $   56,139  $    93,691  $    9,832  $   19,282
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**....................        (720)     (17,244)    (11,458)     (43,407)     (6,118)     (8,987)
       Affiliated Investment
         Companies Shares Sold.......          18          (27)          2           (5)         --          (2)
       Foreign Currency
         Transactions................          --           --        (374)        (217)        (59)        (89)
       Forward Currency
         Contracts...................          --           --      41,380       63,372      17,493      24,270
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........      35,844      (21,946)     27,489      (51,466)     16,407     (28,811)
       Affiliated Investment
         Companies Shares............           5           17           1            3          --          --
       Translation of Foreign
         Currency-Denominated
         Amounts.....................          --           --          41          (34)         (5)        (17)
       Forward Currency
         Contracts...................          --           --      (1,210)     (12,380)     (2,215)      8,093
                                      -----------  -----------  ----------  -----------  ----------  ----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........     126,195       99,257     112,010       49,557      35,335      13,739
                                      -----------  -----------  ----------  -----------  ----------  ----------
Distributions:
       Institutional Class
         Shares......................     (85,582)    (134,236)   (112,133)     (67,032)    (37,788)    (19,847)
                                      -----------  -----------  ----------  -----------  ----------  ----------
          Total Distributions........     (85,582)    (134,236)   (112,133)     (67,032)    (37,788)    (19,847)
                                      -----------  -----------  ----------  -----------  ----------  ----------
Capital Share Transactions
  (1):
   Shares Issued.....................   2,000,453    4,214,515     818,044    1,406,818     123,324     260,563
   Shares Issued in Lieu of
     Cash Distributions..............      79,476      124,874     102,926       61,604      37,698      19,805
   Shares Redeemed...................  (2,031,344)  (3,792,350)   (869,984)  (1,061,658)   (147,818)   (201,281)
                                      -----------  -----------  ----------  -----------  ----------  ----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............      48,585      547,039      50,986      406,764      13,204      79,087
                                      -----------  -----------  ----------  -----------  ----------  ----------
          Total Increase
            (Decrease) in Net
            Assets...................      89,198      512,060      50,863      389,289      10,751      72,979
NET ASSETS
   Beginning of Period...............   7,970,071    7,458,011   5,590,939    5,201,650   1,210,704   1,137,725
                                      -----------  -----------  ----------  -----------  ----------  ----------
   End of Period..................... $ 8,059,269  $ 7,970,071  $5,641,802  $ 5,590,939  $1,221,455  $1,210,704
                                      ===========  ===========  ==========  ===========  ==========  ==========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     194,643      410,649      82,728      141,973      13,034      27,307
   Shares Issued in Lieu of
     Cash Distributions..............       7,735       12,179      10,471        6,228       4,036       2,085
   Shares Redeemed...................    (197,641)    (369,575)    (87,900)    (107,140)    (15,630)    (21,084)
                                      -----------  -----------  ----------  -----------  ----------  ----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed.................       4,737       53,253       5,299       41,061       1,440       8,308
                                      ===========  ===========  ==========  ===========  ==========  ==========

                                                 DFA
                                       FIVE-YEAR GLOBAL FIXED
                                          INCOME PORTFOLIO
                                      ------------------------
                                      SIX MONTHS      YEAR
                                         ENDED        ENDED
                                        APR 30,      OCT 31,
                                         2019         2018
                                      -----------  -----------
                                      (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $    48,913  $   151,731
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**....................    (118,617)    (204,764)
       Affiliated Investment
         Companies Shares Sold.......           1          (17)
       Foreign Currency
         Transactions................      (1,346)       5,633
       Forward Currency
         Contracts...................     417,713      536,489
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........     189,730     (587,143)
       Affiliated Investment
         Companies Shares............          --            3
       Translation of Foreign
         Currency-Denominated
         Amounts.....................          32         (821)
       Forward Currency
         Contracts...................    (113,641)     152,598
                                      -----------  -----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........     422,785       53,709
                                      -----------  -----------
Distributions:
       Institutional Class
         Shares......................    (619,058)    (226,263)
                                      -----------  -----------
          Total Distributions........    (619,058)    (226,263)
                                      -----------  -----------
Capital Share Transactions
  (1):
   Shares Issued.....................   1,966,093    3,770,863
   Shares Issued in Lieu of
     Cash Distributions..............     583,539      213,684
   Shares Redeemed...................  (2,550,011)  (2,766,123)
                                      -----------  -----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............        (379)   1,218,424
                                      -----------  -----------
          Total Increase
            (Decrease) in Net
            Assets...................    (196,652)   1,045,870
NET ASSETS
   Beginning of Period...............  15,130,986   14,085,116
                                      -----------  -----------
   End of Period..................... $14,934,334  $15,130,986
                                      ===========  ===========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     184,025      346,747
   Shares Issued in Lieu of
     Cash Distributions..............      55,469       19,638
   Shares Redeemed...................    (239,018)    (254,450)
                                      -----------  -----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed.................         476      111,935
                                      ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                         DFA WORLD EX U.S.                               DFA INTERMEDIATE
                                         GOVERNMENT FIXED         DFA SHORT-TERM         GOVERNMENT FIXED
                                         INCOME PORTFOLIO      GOVERNMENT PORTFOLIO      INCOME PORTFOLIO
                                      ----------------------  ----------------------  ----------------------
                                      SIX MONTHS     YEAR     SIX MONTHS     YEAR     SIX MONTHS     YEAR
                                         ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                        APR 30,     OCT 31,     APR 30,     OCT 31,     APR 30,     OCT 31,
                                         2019        2018        2019        2018        2019        2018
                                      ----------- ----------  ----------- ----------  ----------- ----------
                                      (UNAUDITED)             (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $    5,359  $    9,807  $   21,663  $   34,564  $   58,413  $  107,648
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**....................     (3,584)     21,129     (11,665)     (8,657)     (7,729)    (29,472)
       Affiliated Investment
         Companies Shares Sold.......         --          --          --          --          --          --
       Foreign Currency
         Transactions................       (171)        127          --          --          --          --
       Forward Currency
         Contracts...................     34,814      48,335          --          --          --          --
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........     38,691     (60,943)     50,725     (39,753)    216,028    (192,885)
       Affiliated Investment
         Companies Shares............         --          --          --          --          --          --
       Translation of Foreign
         Currency-
         Denominated Amounts.........        180        (370)         --          --          --          --
       Forward Currency
         Contracts...................    (12,527)      7,776          --          --          --          --
                                      ----------  ----------  ----------  ----------  ----------  ----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........     62,762      25,861      60,723     (13,846)    266,712    (114,709)
                                      ----------  ----------  ----------  ----------  ----------  ----------
Distributions:
       Institutional Class
         Shares......................    (83,830)     (1,574)    (19,926)    (32,064)    (56,606)   (107,136)
                                      ----------  ----------  ----------  ----------  ----------  ----------
          Total Distributions........    (83,830)     (1,574)    (19,926)    (32,064)    (56,606)   (107,136)
                                      ----------  ----------  ----------  ----------  ----------  ----------
Capital Share Transactions
  (1):
   Shares Issued.....................    299,965     311,042     411,308     651,375     593,865   1,241,223
   Shares Issued in Lieu of
     Cash Distributions..............     81,437       1,534      18,237      29,939      53,673     101,281
   Shares Redeemed...................   (179,290)   (144,466)   (365,566)   (552,871)   (667,315)   (785,830)
                                      ----------  ----------  ----------  ----------  ----------  ----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............    202,112     168,110      63,979     128,443     (19,777)    556,674
                                      ----------  ----------  ----------  ----------  ----------  ----------
          Total Increase
            (Decrease) in Net
            Assets...................    181,044     192,397     104,776      82,533     190,329     334,829
NET ASSETS
   Beginning of Period...............  1,126,037     933,640   2,304,374   2,221,841   4,964,670   4,629,841
                                      ----------  ----------  ----------  ----------  ----------  ----------
   End of Period..................... $1,307,081  $1,126,037  $2,409,150  $2,304,374  $5,154,999  $4,964,670
                                      ==========  ==========  ==========  ==========  ==========  ==========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     29,793      30,234      39,233      62,307      48,633     102,427
   Shares Issued in Lieu of
     Cash Distributions..............      8,301         149       1,740       2,871       4,396       8,365
   Shares Redeemed...................    (17,941)    (14,028)    (34,872)    (52,932)    (54,991)    (64,976)
                                      ----------  ----------  ----------  ----------  ----------  ----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed.................     20,153      16,355       6,101      12,246      (1,962)     45,816
                                      ==========  ==========  ==========  ==========  ==========  ==========

                                                DFA
                                        SHORT-TERM EXTENDED
                                         QUALITY PORTFOLIO
                                      -----------------------
                                      SIX MONTHS     YEAR
                                         ENDED       ENDED
                                        APR 30,     OCT 31,
                                         2019        2018
                                      ----------- -----------
                                      (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $   50,760  $   102,558
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**....................     (7,817)     (19,815)
       Affiliated Investment
         Companies Shares Sold.......          3           (2)
       Foreign Currency
         Transactions................       (167)        (372)
       Forward Currency
         Contracts...................     51,999       87,752
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........     81,536     (166,633)
       Affiliated Investment
         Companies Shares............          4            2
       Translation of Foreign
         Currency-
         Denominated Amounts.........        (70)        (182)
       Forward Currency
         Contracts...................     (7,651)      11,894
                                      ----------  -----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........    168,597       15,202
                                      ----------  -----------
Distributions:
       Institutional Class
         Shares......................   (118,050)    (104,210)
                                      ----------  -----------
          Total Distributions........   (118,050)    (104,210)
                                      ----------  -----------
Capital Share Transactions
  (1):
   Shares Issued.....................  1,032,401    1,708,188
   Shares Issued in Lieu of
     Cash Distributions..............    115,283      102,004
   Shares Redeemed...................   (937,342)  (1,630,889)
                                      ----------  -----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............    210,342      179,303
                                      ----------  -----------
          Total Increase
            (Decrease) in Net
            Assets...................    260,889       90,295
NET ASSETS
   Beginning of Period...............  5,650,059    5,559,764
                                      ----------  -----------
   End of Period..................... $5,910,948  $ 5,650,059
                                      ==========  ===========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     96,994      159,261
   Shares Issued in Lieu of
     Cash Distributions..............     10,923        9,516
   Shares Redeemed...................    (88,172)    (152,282)
                                      ----------  -----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed.................     19,745       16,495
                                      ==========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                   DFA INTERMEDIATE-                                DFA GLOBAL
                                                     TERM EXTENDED           DFA TARGETED         CORE PLUS FIXED
                                                   QUALITY PORTFOLIO       CREDIT PORTFOLIO      INCOME PORTFOLIO
                                                ----------------------  ---------------------  --------------------
                                                                                                            PERIOD
                                                                                                            JAN 11,
                                                SIX MONTHS     YEAR     SIX MONTHS    YEAR     SIX MONTHS   2018(A)
                                                   ENDED       ENDED       ENDED      ENDED       ENDED       TO
                                                  APR 30,     OCT 31,     APR 30,    OCT 31,     APR 30,    OCT 31,
                                                   2019        2018        2019       2018        2019       2018
                                                ----------- ----------  ----------- ---------  ----------- --------
                                                (UNAUDITED)             (UNAUDITED)            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   29,114  $   59,068   $  7,574   $  13,278   $   6,875  $  6,618
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........    (12,523)    (14,076)      (638)       (807)     (3,576)     (629)
       Affiliated Investment Companies
         Shares Sold...........................         --         (20)        --          (2)         (1)   (2,559)
       Foreign Currency Transactions...........         --          --        (24)          6         (18)     (197)
       Forward Currency Contracts..............         --          --      7,405       4,180      10,605    20,855
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................    104,675    (110,775)    14,135     (20,100)     28,898   (32,027)
       Affiliated Investment Companies
         Shares................................          7           4          1           1           3        (1)
       Translation of Foreign Currency-
         Denominated Amounts...................         --          --         11         (18)         76      (102)
       Forward Currency Contracts..............         --          --     (2,845)      3,019      (4,689)    7,407
                                                ----------  ----------   --------   ---------   ---------  --------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    121,273     (65,799)    25,619        (443)     38,173      (635)
                                                ----------  ----------   --------   ---------   ---------  --------
Distributions:
       Institutional Class Shares..............    (27,648)    (63,709)   (10,312)    (14,525)    (32,673)   (2,471)
                                                ----------  ----------   --------   ---------   ---------  --------
          Total Distributions..................    (27,648)    (63,709)   (10,312)    (14,525)    (32,673)   (2,471)
                                                ----------  ----------   --------   ---------   ---------  --------
Capital Share Transactions (1):
   Shares Issued...............................    199,571     594,054    145,680     254,756     395,978   627,094
   Shares Issued in Lieu of Cash
     Distributions.............................     25,894      59,798     10,015      14,077      32,674     2,471
   Shares Redeemed.............................   (338,199)   (547,044)   (98,065)   (116,673)   (136,527)  (34,134)
                                                ----------  ----------   --------   ---------   ---------  --------
          Net Increase (Decrease) from
            Capital Share Transactions.........   (112,734)    106,808     57,630     152,160     292,125   595,431
                                                ----------  ----------   --------   ---------   ---------  --------
          Total Increase (Decrease) in
            Net Assets.........................    (19,109)    (22,700)    72,937     137,192     297,625   592,325
NET ASSETS
   Beginning of Period.........................  1,782,191   1,804,891    651,780     514,588     592,325        --
                                                ----------  ----------   --------   ---------   ---------  --------
   End of Period............................... $1,763,082  $1,782,191   $724,717   $ 651,780   $ 889,950  $592,325
                                                ==========  ==========   ========   =========   =========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     19,258      56,798     14,832      25,763      40,445    63,115
   Shares Issued in Lieu of Cash
     Distributions.............................      2,493       5,734      1,031       1,425       3,476       250
   Shares Redeemed.............................    (32,858)    (52,724)   (10,010)    (11,815)    (14,330)   (3,451)
                                                ----------  ----------   --------   ---------   ---------  --------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........    (11,107)      9,808      5,853      15,373      29,591    59,914
                                                ==========  ==========   ========   =========   =========  ========

                                                  DFA INVESTMENT GRADE
                                                        PORTFOLIO
                                                ------------------------


                                                SIX MONTHS      YEAR
                                                   ENDED        ENDED
                                                  APR 30,      OCT 31,
                                                   2019         2018
                                                -----------  -----------
                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   119,406  $   217,652
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........     (36,374)     (35,141)
       Affiliated Investment Companies
         Shares Sold...........................          29          (85)
       Foreign Currency Transactions...........         (20)         (99)
       Forward Currency Contracts..............       9,608       13,170
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     422,465     (402,382)
       Affiliated Investment Companies
         Shares................................          31           18
       Translation of Foreign Currency-
         Denominated Amounts...................           2           (7)
       Forward Currency Contracts..............      (1,355)       2,028
                                                -----------  -----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................     513,792     (204,846)
                                                -----------  -----------
Distributions:
       Institutional Class Shares..............    (119,204)    (212,294)
                                                -----------  -----------
          Total Distributions..................    (119,204)    (212,294)
                                                -----------  -----------
Capital Share Transactions (1):
   Shares Issued...............................   1,503,763    3,474,177
   Shares Issued in Lieu of Cash
     Distributions.............................     117,190      209,307
   Shares Redeemed.............................  (1,739,277)  (2,812,841)
                                                -----------  -----------
          Net Increase (Decrease) from
            Capital Share Transactions.........    (118,324)     870,643
                                                -----------  -----------
          Total Increase (Decrease) in
            Net Assets.........................     276,264      453,503
NET ASSETS
   Beginning of Period.........................   8,638,793    8,185,290
                                                -----------  -----------
   End of Period............................... $ 8,915,057  $ 8,638,793
                                                ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     141,963      327,812
   Shares Issued in Lieu of Cash
     Distributions.............................      11,072       19,784
   Shares Redeemed.............................    (164,844)    (266,225)
                                                -----------  -----------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........     (11,809)      81,371
                                                ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                         DFA DIVERSIFIED                                DFA INFLATION-
                                           FIXED INCOME            DFA LTIP          PROTECTED SECURITIES
                                            PORTFOLIO              PORTFOLIO              PORTFOLIO
                                      ---------------------  --------------------  -----------------------
                                      SIX MONTHS    YEAR     SIX MONTHS    YEAR    SIX MONTHS     YEAR
                                         ENDED      ENDED       ENDED      ENDED      ENDED       ENDED
                                        APR 30,    OCT 31,     APR 30,    OCT 31,    APR 30,     OCT 31,
                                         2019       2018        2019       2018       2019        2018
                                      ----------- ---------  ----------- --------  ----------- -----------
                                      (UNAUDITED)            (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss)..........................  $  10,380  $  13,508   $  1,243   $  5,730  $   22,536  $   137,272
   Capital Gain Distributions
     Received from Investment
     Securities......................         --        302         --         --          --           --
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**....................       (348)      (403)    (1,965)       862      (5,658)     (14,593)
       Affiliated Investment
         Companies Shares Sold.......       (338)        --         --         --          --           --
       Swap Contracts................         --         --         --         --          --           --
       Foreign Currency
         Transactions................         --         --         --         --          --           --
       Forward Currency
         Contracts...................         --         --         --         --          --           --
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........      4,719     (3,675)    17,919    (17,426)    213,810     (194,604)
       Affiliated Investment
         Companies Shares............     18,537    (15,638)        --         --          --           --
       Swap Contracts................         --         --         --         --          --           --
       Translation of Foreign
         Currency-
         Denominated Amounts.........         --         --         --         --          --           --
       Forward Currency
         Contracts...................         --         --         --         --          --           --
                                       ---------  ---------   --------   --------  ----------  -----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........     32,950     (5,906)    17,197    (10,834)    230,688      (71,925)
                                       ---------  ---------   --------   --------  ----------  -----------
Distributions:
   Institutional Class Shares........     (9,501)   (13,542)    (1,616)    (5,731)    (18,213)    (141,539)
                                       ---------  ---------   --------   --------  ----------  -----------
          Total Distributions........     (9,501)   (13,542)    (1,616)    (5,731)    (18,213)    (141,539)
                                       ---------  ---------   --------   --------  ----------  -----------
Capital Share
  Transactions (1):
   Shares Issued.....................    223,245    467,593     26,283     93,798     623,845    1,424,209
   Shares Issued in Lieu of
     Cash Distributions..............      9,499     13,539      1,616      5,731      16,915      128,414
   Shares Redeemed...................   (129,196)  (195,404)   (21,171)   (38,907)   (692,349)  (1,207,134)
                                       ---------  ---------   --------   --------  ----------  -----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............    103,548    285,728      6,728     60,622     (51,589)     345,489
                                       ---------  ---------   --------   --------  ----------  -----------
          Total Increase
            (Decrease) in Net
            Assets...................    126,997    266,280     22,309     44,057     160,886      132,025
NET ASSETS
   Beginning of Period...............    796,296    530,016    168,648    124,591   4,491,326    4,359,301
                                       ---------  ---------   --------   --------  ----------  -----------
   End of Period.....................  $ 923,293  $ 796,296   $190,957   $168,648  $4,652,212  $ 4,491,326
                                       =========  =========   ========   ========  ==========  ===========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     23,235     48,776      3,020     10,137      54,326      122,790
   Shares Issued in Lieu of
     Cash Distributions..............        995      1,413        188        612       1,501       11,087
   Shares Redeemed...................    (13,474)   (20,443)    (2,399)    (4,219)    (60,440)    (104,237)
                                       ---------  ---------   --------   --------  ----------  -----------
       Net Increase
         (Decrease) from
         Shares Issued and
         Redeemed....................     10,756     29,746        809      6,530      (4,613)      29,640
                                       =========  =========   ========   ========  ==========  ===========

                                        DFA SHORT-DURATION
                                       REAL RETURN PORTFOLIO
                                      ----------------------
                                      SIX MONTHS     YEAR
                                         ENDED       ENDED
                                        APR 30,     OCT 31,
                                         2019        2018
                                      ----------- ----------
                                      (UNAUDITED)
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $   14,316  $   22,734
   Capital Gain Distributions
     Received from Investment
     Securities......................         --          --
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**....................     (5,739)     (4,509)
       Affiliated Investment
         Companies Shares Sold.......          3          (4)
       Swap Contracts................        577       2,092
       Foreign Currency
         Transactions................        (34)         (4)
       Forward Currency
         Contracts...................     14,431      17,453
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........     28,569     (35,170)
       Affiliated Investment
         Companies Shares............          1           1
       Swap Contracts................    (11,791)      3,426
       Translation of Foreign
         Currency-
         Denominated Amounts.........         (2)        (22)
       Forward Currency
         Contracts...................     (4,155)      2,070
                                      ----------  ----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........     36,176       8,067
                                      ----------  ----------
Distributions:
   Institutional Class Shares........    (38,949)    (19,458)
                                      ----------  ----------
          Total Distributions........    (38,949)    (19,458)
                                      ----------  ----------
Capital Share
  Transactions (1):
   Shares Issued.....................    266,943     591,329
   Shares Issued in Lieu of
     Cash Distributions..............     38,094      18,997
   Shares Redeemed...................   (288,961)   (287,635)
                                      ----------  ----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............     16,076     322,691
                                      ----------  ----------
          Total Increase
            (Decrease) in Net
            Assets...................     13,303     311,300
NET ASSETS
   Beginning of Period...............  1,441,718   1,130,418
                                      ----------  ----------
   End of Period..................... $1,455,021  $1,441,718
                                      ==========  ==========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     27,318      59,699
   Shares Issued in Lieu of
     Cash Distributions..............      3,960       1,933
   Shares Redeemed...................    (29,714)    (29,051)
                                      ----------  ----------
       Net Increase
         (Decrease) from
         Shares Issued and
         Redeemed....................      1,564      32,581
                                      ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   DFA CALIFORNIA
                                           DFA MUNICIPAL REAL      MUNICIPAL REAL         DFA MUNICIPAL
                                            RETURN PORTFOLIO      RETURN PORTFOLIO        BOND PORTFOLIO
                                         ---------------------  --------------------  ---------------------
                                                                             PERIOD
                                                                             NOV 01,
                                         SIX MONTHS    YEAR     SIX MONTHS   2017(A)  SIX MONTHS    YEAR
                                            ENDED      ENDED       ENDED       TO        ENDED      ENDED
                                           APR 30,    OCT 31,     APR 30,    OCT 31,    APR 30,    OCT 31,
                                            2019       2018        2019       2018       2019       2018
                                         ----------- ---------  ----------- --------  ----------- ---------
                                         (UNAUDITED)            (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).........  $   7,153  $  12,183   $    913   $  1,127   $  3,568   $   5,687
   Net Realized Gain (Loss) on:
       Investment Securities
         Sold/*,**/.....................       (112)      (758)       (31)        --        (14)         (6)
       Swap Contracts...................         34        747        (21)        --         --          --
   Change in Unrealized
     Appreciation (Depreciation)
     of:
       Investment Securities and
         Foreign Currency...............     34,233    (25,235)     4,187     (2,482)    10,993      (8,949)
       Swap Contracts...................     (9,879)     5,402     (1,286)       138         --          --
                                          ---------  ---------   --------   --------   --------   ---------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations.............     31,429     (7,661)     3,762     (1,217)    14,547      (3,268)
                                          ---------  ---------   --------   --------   --------   ---------
Distributions:
       Institutional Class Shares.......     (7,090)   (12,044)      (906)    (1,086)    (3,534)     (5,602)
                                          ---------  ---------   --------   --------   --------   ---------
          Total Distributions...........     (7,090)   (12,044)      (906)    (1,086)    (3,534)     (5,602)
                                          ---------  ---------   --------   --------   --------   ---------
Capital Share Transactions (1):
   Shares Issued........................    187,775    410,521     46,115    145,121     95,216     264,400
   Shares Issued in Lieu of Cash
     Distributions......................      7,083     12,037        906      1,086      3,514       5,583
   Shares Redeemed......................   (200,264)  (253,964)   (37,993)   (21,536)   (87,199)   (159,604)
                                          ---------  ---------   --------   --------   --------   ---------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions................     (5,406)   168,594      9,028    124,671     11,531     110,379
                                          ---------  ---------   --------   --------   --------   ---------
          Total Increase
            (Decrease) in Net
            Assets......................     18,933    148,889     11,884    122,368     22,544     101,509
NET ASSETS
   Beginning of Period..................    865,710    716,821    122,368         --    453,447     351,938
                                          ---------  ---------   --------   --------   --------   ---------
   End of Period........................  $ 884,643  $ 865,710   $134,252   $122,368   $475,991   $ 453,447
                                          =========  =========   ========   ========   ========   =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................     19,123     41,589      4,669     14,545      9,435      26,315
   Shares Issued in Lieu of Cash
     Distributions......................        718      1,223         91        109        347         557
   Shares Redeemed......................    (20,450)   (25,760)    (3,851)    (2,165)    (8,650)    (15,893)
                                          ---------  ---------   --------   --------   --------   ---------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed....................       (609)    17,052        909     12,489      1,132      10,979
                                          =========  =========   ========   ========   ========   =========

                                             DFA SHORT-TERM
                                             MUNICIPAL BOND
                                                PORTFOLIO
                                         ----------------------


                                         SIX MONTHS     YEAR
                                            ENDED       ENDED
                                           APR 30,     OCT 31,
                                            2019        2018
                                         ----------- ----------
                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......... $   16,677  $   27,896
   Net Realized Gain (Loss) on:
       Investment Securities
         Sold/*,**/.....................        (23)        (31)
       Swap Contracts...................         --          --
   Change in Unrealized
     Appreciation (Depreciation)
     of:
       Investment Securities and
         Foreign Currency...............     13,700     (20,244)
       Swap Contracts...................         --          --
                                         ----------  ----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations.............     30,354       7,621
                                         ----------  ----------
Distributions:
       Institutional Class Shares.......    (16,511)    (27,517)
                                         ----------  ----------
          Total Distributions...........    (16,511)    (27,517)
                                         ----------  ----------
Capital Share Transactions (1):
   Shares Issued........................    676,359     906,692
   Shares Issued in Lieu of Cash
     Distributions......................     15,129      26,799
   Shares Redeemed......................   (631,287)   (892,279)
                                         ----------  ----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions................     60,201      41,212
                                         ----------  ----------
          Total Increase
            (Decrease) in Net
            Assets......................     74,044      21,316
NET ASSETS
   Beginning of Period..................  2,553,257   2,531,941
                                         ----------  ----------
   End of Period........................ $2,627,301  $2,553,257
                                         ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................     66,685      89,489
   Shares Issued in Lieu of Cash
     Distributions......................      1,491       2,647
   Shares Redeemed......................    (62,229)    (88,080)
                                         ----------  ----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed....................      5,947       4,056
                                         ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                 DFA INTERMEDIATE-TERM                                DFA CALIFORNIA
                                                    MUNICIPAL BOND      DFA CALIFORNIA SHORT-TERM   INTERMEDIATE-TERM
                                                       PORTFOLIO        MUNICIPAL BOND PORTFOLIO  MUNICIPAL BOND PORTFOLIO
                                                ----------------------  ------------------------  -----------------------
                                                SIX MONTHS     YEAR     SIX MONTHS      YEAR      SIX MONTHS     YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                  APR 30,     OCT 31,     APR 30,      OCT 31,      APR 30,     OCT 31,
                                                   2019        2018        2019         2018         2019        2018
                                                ----------- ----------  -----------  ----------   -----------  ---------
                                                (UNAUDITED)             (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   14,758  $   26,566  $    7,944   $   11,227    $  3,477    $   5,810
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........       (132)        (92)          1          (96)       (112)         (13)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     52,855     (44,920)      5,650       (8,418)     10,654       (9,087)
                                                ----------  ----------  ----------   ----------    --------    ---------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................     67,481     (18,446)     13,595        2,713      14,019       (3,290)
                                                ----------  ----------  ----------   ----------    --------    ---------
Distributions:
       Institutional Class Shares..............    (14,605)    (26,332)     (7,796)     (11,064)     (3,429)      (5,751)
                                                ----------  ----------  ----------   ----------    --------    ---------
          Total Distributions..................    (14,605)    (26,332)     (7,796)     (11,064)     (3,429)      (5,751)
                                                ----------  ----------  ----------   ----------    --------    ---------
Capital Share Transactions (1):
   Shares Issued...............................    437,351     682,137     275,000      536,227     108,597      222,985
   Shares Issued in Lieu of Cash
     Distributions.............................     14,015      25,243       7,487       10,947       3,384        5,676
   Shares Redeemed.............................   (401,923)   (547,570)   (205,048)    (384,629)    (66,767)    (131,373)
                                                ----------  ----------  ----------   ----------    --------    ---------
          Net Increase (Decrease) from
            Capital Share Transactions.........     49,443     159,810      77,439      162,545      45,214       97,288
                                                ----------  ----------  ----------   ----------    --------    ---------
          Total Increase (Decrease) in
            Net Assets.........................    102,319     115,032      83,238      154,194      55,804       88,247
NET ASSETS
   Beginning of Period.........................  1,782,680   1,667,648   1,185,733    1,031,539     435,549      347,302
                                                ----------  ----------  ----------   ----------    --------    ---------
   End of Period............................... $1,884,999  $1,782,680  $1,268,971   $1,185,733    $491,353    $ 435,549
                                                ==========  ==========  ==========   ==========    ========    =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     43,367      67,950      26,774       52,277      10,365       21,398
   Shares Issued in Lieu of Cash
     Distributions.............................      1,381       2,519         729        1,068         322          545
   Shares Redeemed.............................    (39,885)    (54,612)    (19,962)     (37,491)     (6,385)     (12,613)
                                                ----------  ----------  ----------   ----------    --------    ---------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........      4,863      15,857       7,541       15,854       4,302        9,330
                                                ==========  ==========  ==========   ==========    ========    =========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                  DFA NY MUNICIPAL      DFA MN MUNICIPAL
                                                   BOND PORTFOLIO        BOND PORTFOLIO
                                                --------------------  --------------------
                                                SIX MONTHS    YEAR    SIX MONTHS    YEAR
                                                   ENDED      ENDED      ENDED      ENDED
                                                  APR 30,    OCT 31,    APR 30,    OCT 31,
                                                   2019       2018       2019       2018
                                                ----------- --------  ----------- --------
                                                (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................  $    710   $  1,123   $    387   $    709
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..........        --         (8)       (15)       (27)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     1,161     (1,345)     1,426     (1,420)
                                                 --------   --------   --------   --------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................     1,871       (230)     1,798       (738)
                                                 --------   --------   --------   --------
Distributions:
       Institutional Class Shares..............      (699)    (1,109)      (383)      (698)
                                                 --------   --------   --------   --------
          Total Distributions..................      (699)    (1,109)      (383)      (698)
                                                 --------   --------   --------   --------
Capital Share Transactions (1):
   Shares Issued...............................    22,361     38,034     13,528     59,841
   Shares Issued in Lieu of Cash
     Distributions.............................       699      1,109        383        698
   Shares Redeemed.............................    (9,128)   (28,576)   (11,212)   (54,044)
                                                 --------   --------   --------   --------
          Net Increase (Decrease) from
            Capital Share Transactions.........    13,932     10,567      2,699      6,495
                                                 --------   --------   --------   --------
          Total Increase (Decrease) in
            Net Assets.........................    15,104      9,228      4,114      5,059
NET ASSETS
   Beginning of Period.........................   100,432     91,204     66,318     61,259
                                                 --------   --------   --------   --------
   End of Period...............................  $115,536   $100,432   $ 70,432   $ 66,318
                                                 ========   ========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     2,196      3,749      1,372      6,101
   Shares Issued in Lieu of Cash
     Distributions.............................        69        109         39         71
   Shares Redeemed.............................      (898)    (2,816)    (1,143)    (5,511)
                                                 --------   --------   --------   --------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........     1,367      1,042        268        661
                                                 ========   ========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                             -------------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019          2018        2017        2016        2015        2014
                                             -----------    ----------  ----------  ----------  ----------  ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    10.24     $    10.29  $    10.31  $    10.32  $    10.32  $    10.33
                                             ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.12           0.18        0.11        0.07        0.04        0.03
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.05          (0.06)      (0.02)         --        0.01          --
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....       0.17           0.12        0.09        0.07        0.05        0.03
                                             ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.11)         (0.17)      (0.11)      (0.07)      (0.04)      (0.03)
   Net Realized Gains.......................         --             --          --       (0.01)      (0.01)      (0.01)
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions..................      (0.11)         (0.17)      (0.11)      (0.08)      (0.05)      (0.04)
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............. $    10.30     $    10.24  $    10.29  $    10.31  $    10.32  $    10.32
                                             ==========     ==========  ==========  ==========  ==========  ==========
Total Return................................       1.67%(B)       1.22%       0.86%       0.70%       0.44%       0.28%
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)....... $8,059,269     $7,970,071  $7,458,011  $6,985,789  $7,306,008  $8,455,559
Ratio of Expenses to Average Net Assets.....       0.17%(C)       0.17%       0.17%       0.17%       0.17%       0.17%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)..........       0.17%(C)       0.17%       0.17%       0.17%       0.17%       0.17%
Ratio of Net Investment Income to
  Average Net Assets........................       2.29%(C)       1.76%       1.08%       0.69%       0.38%       0.30%
Portfolio Turnover Rate.....................         14%(B)         68%         86%         64%         81%         72%
                                             ----------     ----------  ----------  ----------  ----------  ----------

                                                             DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                             -------------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019          2018        2017        2016        2015        2014
                                             -----------    ----------  ----------  ----------  ----------  ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $     9.95     $     9.99  $     9.99  $     9.96  $    10.02  $    10.06
                                             ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.10           0.17        0.12        0.08        0.05        0.05
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.10          (0.08)      (0.03)         --          --          --
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....       0.20           0.09        0.09        0.08        0.05        0.05
                                             ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.20)         (0.13)      (0.09)      (0.05)      (0.10)      (0.08)
   Net Realized Gains.......................         --             --          --          --       (0.01)      (0.01)
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions..................      (0.20)         (0.13)      (0.09)      (0.05)      (0.11)      (0.09)
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............. $     9.95     $     9.95  $     9.99  $     9.99  $     9.96  $    10.02
                                             ==========     ==========  ==========  ==========  ==========  ==========
Total Return................................       2.05%(B)       0.87%       0.95%       0.81%       0.56%       0.51%
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)....... $5,641,802     $5,590,939  $5,201,650  $4,724,757  $5,360,173  $6,188,952
Ratio of Expenses to Average Net Assets.....       0.18%(C)       0.17%       0.17%       0.17%       0.18%       0.17%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)..........       0.18%(C)       0.17%       0.17%       0.17%       0.18%       0.17%
Ratio of Net Investment Income to
  Average Net Assets........................       2.02%(C)       1.73%       1.21%       0.79%       0.54%       0.51%
Portfolio Turnover Rate.....................         28%(B)         81%        121%         87%        125%         99%
                                             ----------     ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
                                             ----------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR       YEAR      YEAR        YEAR
                                                 ENDED         ENDED       ENDED      ENDED     ENDED       ENDED
                                                APR 30,       OCT 31,     OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                 2019          2018        2017       2016      2015        2014
                                             -----------    ----------  ----------  --------  --------   ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $     9.60     $     9.66  $     9.72  $   9.41  $  10.00   $    10.21
                                             ----------     ----------  ----------  --------  --------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.08           0.15        0.17      0.17      0.15         0.15
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.20          (0.04)      (0.08)     0.24     (0.59)       (0.22)
                                             ----------     ----------  ----------  --------  --------   ----------
       Total from Investment Operations.....       0.28           0.11        0.09      0.41     (0.44)       (0.07)
                                             ----------     ----------  ----------  --------  --------   ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.30)         (0.17)      (0.15)    (0.10)    (0.15)       (0.12)
   Net Realized Gains.......................         --             --          --        --        --        (0.02)
                                             ----------     ----------  ----------  --------  --------   ----------
       Total Distributions..................      (0.30)         (0.17)      (0.15)    (0.10)    (0.15)       (0.14)
                                             ----------     ----------  ----------  --------  --------   ----------
Net Asset Value, End of Period.............. $     9.58     $     9.60  $     9.66  $   9.72  $   9.41   $    10.00
                                             ==========     ==========  ==========  ========  ========   ==========
Total Return................................       3.03%(B)       1.12%       1.00%     4.44%    (4.42%)      (0.72%)
                                             ----------     ----------  ----------  --------  --------   ----------
Net Assets, End of Period (thousands)....... $1,221,455     $1,210,704  $1,137,725  $988,751  $995,914   $1,099,647
Ratio of Expenses to Average Net Assets.....       0.17%(C)       0.17%       0.17%     0.17%     0.17%        0.17%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)..........       0.17%(C)       0.17%       0.17%     0.17%     0.17%        0.17%
Ratio of Net Investment Income to
  Average Net Assets........................       1.65%(C)       1.62%       1.77%     1.75%     1.55%        1.46%
Portfolio Turnover Rate.....................         20%(B)         63%         52%       54%       56%          48%
                                             ----------     ----------  ----------  --------  --------   ----------

                                                               DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                             ------------------------------------------------------------------------------
                                               SIX MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                  ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                 APR 30,       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                  2019          2018         2017         2016         2015         2014
                                             -----------     -----------  -----------  -----------  -----------  ----------
                                               (UNAUDITED)
Net Asset Value, Beginning of Period........ $     10.90     $     11.03  $     11.16  $     11.08  $     11.06  $    11.14
                                             -----------     -----------  -----------  -----------  -----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.04            0.11         0.18         0.18         0.17        0.15
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        0.26           (0.07)       (0.08)        0.10         0.07        0.05
                                             -----------     -----------  -----------  -----------  -----------  ----------
       Total from Investment Operations.....        0.30            0.04         0.10         0.28         0.24        0.20
                                             -----------     -----------  -----------  -----------  -----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................       (0.45)          (0.16)       (0.19)       (0.17)       (0.20)      (0.13)
   Net Realized Gains.......................          --           (0.01)       (0.04)       (0.03)       (0.02)      (0.15)
                                             -----------     -----------  -----------  -----------  -----------  ----------
       Total Distributions..................       (0.45)          (0.17)       (0.23)       (0.20)       (0.22)      (0.28)
                                             -----------     -----------  -----------  -----------  -----------  ----------
Net Asset Value, End of Period.............. $     10.75     $     10.90  $     11.03  $     11.16  $     11.08  $    11.06
                                             ===========     ===========  ===========  ===========  ===========  ==========
Total Return................................        2.87%(B)        0.38%        0.95%        2.63%        2.22%       1.90%
                                             -----------     -----------  -----------  -----------  -----------  ----------
Net Assets, End of Period (thousands)....... $14,934,334     $15,130,986  $14,085,116  $12,597,375  $11,237,965  $9,818,116
Ratio of Expenses to Average Net Assets.....        0.28%(C)        0.27%        0.27%        0.27%        0.27%       0.27%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)..........        0.28%(C)        0.27%        0.27%        0.27%        0.27%       0.27%
Ratio of Net Investment Income to
  Average Net Assets........................        0.67%(C)        1.03%        1.66%        1.60%        1.55%       1.34%
Portfolio Turnover Rate.....................          26%(B)          67%          69%          51%          41%         62%
                                             -----------     -----------  -----------  -----------  -----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
                                                  -----------------------------------------------------------------
                                                   SIX MONTHS       YEAR       YEAR      YEAR      YEAR      YEAR
                                                      ENDED         ENDED      ENDED     ENDED     ENDED     ENDED
                                                     APR 30,       OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                      2019          2018       2017      2016      2015      2014
                                                  -----------    ----------  --------  --------  --------  --------
                                                   (UNAUDITED)
Net Asset Value, Beginning of Period............. $    10.45     $    10.22  $  10.37  $  10.48  $  10.81  $  10.31
                                                  ----------     ----------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................       0.05           0.10      0.10      0.11      0.14      0.19
   Net Gains (Losses) on Securities (Realized
     and Unrealized).............................       0.49           0.15      0.02      0.50      0.27      0.60
                                                  ----------     ----------  --------  --------  --------  --------
       Total from Investment Operations..........       0.54           0.25      0.12      0.61      0.41      0.79
                                                  ----------     ----------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.........................      (0.73)         (0.02)    (0.25)    (0.71)    (0.69)    (0.29)
   Net Realized Gains............................      (0.04)            --     (0.02)    (0.01)    (0.05)       --
                                                  ----------     ----------  --------  --------  --------  --------
       Total Distributions.......................      (0.77)         (0.02)    (0.27)    (0.72)    (0.74)    (0.29)
                                                  ----------     ----------  --------  --------  --------  --------
Net Asset Value, End of Period................... $    10.22     $    10.45  $  10.22  $  10.37  $  10.48  $  10.81
                                                  ==========     ==========  ========  ========  ========  ========
Total Return.....................................       5.42%(B)       2.42%     1.31%     6.26%     3.93%     7.93%
                                                  ----------     ----------  --------  --------  --------  --------
Net Assets, End of Period (thousands)............ $1,307,081     $1,126,037  $933,640  $772,664  $567,118  $355,241
Ratio of Expenses to Average Net Assets..........       0.20%(C)       0.20%     0.20%     0.20%     0.20%     0.20%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly))...................................       0.21%(C)       0.21%     0.21%     0.22%     0.22%     0.22%
Ratio of Net Investment Income to Average Net
  Assets.........................................       0.91%(C)       0.94%     1.04%     1.09%     1.37%     1.81%
Portfolio Turnover Rate..........................         20%(B)         37%       51%       48%       27%       41%
                                                  ----------     ----------  --------  --------  --------  --------

                                                                      DFA SHORT-TERM GOVERNMENT PORTFOLIO
                                                  ---------------------------------------------------------------------------
                                                   SIX MONTHS       YEAR         YEAR         YEAR        YEAR        YEAR
                                                      ENDED         ENDED        ENDED        ENDED       ENDED       ENDED
                                                     APR 30,       OCT 31,      OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                      2019          2018         2017         2016        2015        2014
                                                  -----------    ----------   ----------   ----------  ----------  ----------
                                                   (UNAUDITED)
Net Asset Value, Beginning of Period............. $    10.38     $    10.59   $    10.75   $    10.75  $    10.69  $    10.70
                                                  ----------     ----------   ----------   ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................       0.10           0.16         0.12         0.11        0.10        0.08
   Net Gains (Losses) on Securities (Realized
     and Unrealized).............................       0.17          (0.22)       (0.13)        0.04        0.07          --
                                                  ----------     ----------   ----------   ----------  ----------  ----------
       Total from Investment Operations..........       0.27          (0.06)       (0.01)        0.15        0.17        0.08
                                                  ----------     ----------   ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.........................      (0.09)         (0.15)       (0.12)       (0.11)      (0.09)      (0.07)
   Net Realized Gains............................         --             --        (0.03)       (0.04)      (0.02)      (0.02)
                                                  ----------     ----------   ----------   ----------  ----------  ----------
       Total Distributions.......................      (0.09)         (0.15)       (0.15)       (0.15)      (0.11)      (0.09)
                                                  ----------     ----------   ----------   ----------  ----------  ----------
Net Asset Value, End of Period................... $    10.56     $    10.38   $    10.59   $    10.75  $    10.75  $    10.69
                                                  ==========     ==========   ==========   ==========  ==========  ==========
Total Return.....................................       2.60%(B)      (0.60%)      (0.10%)       1.40%       1.65%       0.83%
                                                  ----------     ----------   ----------   ----------  ----------  ----------
Net Assets, End of Period (thousands)............ $2,409,150     $2,304,374   $2,221,841   $2,094,510  $2,144,989  $2,061,710
Ratio of Expenses to Average Net Assets..........       0.19%(C)       0.19%        0.19%        0.19%       0.19%       0.19%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly))...................................       0.19%(C)       0.19%        0.19%        0.19%       0.19%       0.19%
Ratio of Net Investment Income to Average Net
  Assets.........................................       1.85%(C)       1.52%        1.17%        1.02%       0.90%       0.75%
Portfolio Turnover Rate..........................          5%(B)         30%          34%          51%         82%         40%
                                                  ----------     ----------   ----------   ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                                 ---------------------------------------------------------------------------
                                                  SIX MONTHS       YEAR         YEAR         YEAR        YEAR        YEAR
                                                     ENDED         ENDED        ENDED        ENDED       ENDED       ENDED
                                                    APR 30,       OCT 31,      OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                     2019          2018         2017         2016        2015        2014
                                                 -----------    ----------   ----------   ----------  ----------  ----------
                                                  (UNAUDITED)
Net Asset Value, Beginning of Period............ $    11.88     $    12.45   $    12.86   $    12.67  $    12.60  $    12.52
                                                 ----------     ----------   ----------   ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).................       0.14           0.27         0.26         0.26        0.27        0.29
   Net Gains (Losses) on Securities (Realized
     and Unrealized)............................       0.52          (0.57)       (0.39)        0.24        0.13        0.08
                                                 ----------     ----------   ----------   ----------  ----------  ----------
       Total from Investment Operations.........       0.66          (0.30)       (0.13)        0.50        0.40        0.37
                                                 ----------     ----------   ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income........................      (0.14)         (0.26)       (0.25)       (0.25)      (0.27)      (0.29)
   Net Realized Gains...........................         --          (0.01)       (0.03)       (0.06)      (0.06)         --
                                                 ----------     ----------   ----------   ----------  ----------  ----------
       Total Distributions......................      (0.14)         (0.27)       (0.28)       (0.31)      (0.33)      (0.29)
                                                 ----------     ----------   ----------   ----------  ----------  ----------
Net Asset Value, End of Period.................. $    12.40     $    11.88   $    12.45   $    12.86  $    12.67  $    12.60
                                                 ==========     ==========   ==========   ==========  ==========  ==========
Total Return....................................       5.57%(B)      (2.44%)      (0.93%)       3.95%       3.25%       3.00%
                                                 ----------     ----------   ----------   ----------  ----------  ----------
Net Assets, End of Period (thousands)........... $5,154,999     $4,964,670   $4,629,841   $3,811,636  $3,378,949  $4,021,616
Ratio of Expenses to Average Net Assets.........       0.13%(C)       0.12%        0.12%        0.12%       0.12%       0.12%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor).........................       0.13%(C)       0.12%        0.12%        0.12%       0.12%       0.12%
Ratio of Net Investment Income to Average Net
  Assets........................................       2.37%(C)       2.22%        2.06%        2.01%       2.17%       2.30%
Portfolio Turnover Rate.........................          8%(B)         16%          12%          17%         19%         29%
                                                 ----------     ----------   ----------   ----------  ----------  ----------

                                                                 DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
                                                 -------------------------------------------------------------------------
                                                  SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                     ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                    APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                     2019          2018        2017        2016        2015        2014
                                                 -----------    ----------  ----------  ----------  ----------  ----------
                                                  (UNAUDITED)
Net Asset Value, Beginning of Period............ $    10.68     $    10.85  $    10.90  $    10.82  $    10.86  $    10.86
                                                 ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).................       0.09           0.19        0.20        0.19        0.17        0.16
   Net Gains (Losses) on Securities (Realized
     and Unrealized)............................       0.22          (0.16)      (0.07)       0.10       (0.01)         --
                                                 ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.........       0.31           0.03        0.13        0.29        0.16        0.16
                                                 ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income........................      (0.22)         (0.19)      (0.18)      (0.19)      (0.19)      (0.14)
   Net Realized Gains...........................         --          (0.01)         --       (0.02)      (0.01)      (0.02)
                                                 ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions......................      (0.22)         (0.20)      (0.18)      (0.21)      (0.20)      (0.16)
                                                 ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................. $    10.77     $    10.68  $    10.85  $    10.90  $    10.82  $    10.86
                                                 ==========     ==========  ==========  ==========  ==========  ==========
Total Return....................................       2.97%(B)       0.22%       1.19%       2.70%       1.48%       1.44%
                                                 ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)........... $5,910,948     $5,650,059  $5,559,764  $4,723,470  $3,896,233  $3,822,894
Ratio of Expenses to Average Net Assets.........       0.22%(C)       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor).........................       0.23%(C)       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net
  Assets........................................       1.79%(C)       1.76%       1.85%       1.77%       1.58%       1.45%
Portfolio Turnover Rate.........................         10%(B)         27%         23%         25%         28%         23%
                                                 ----------     ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
                                                   --------------------------------------------------------------------------

                                                    SIX MONTHS       YEAR         YEAR        YEAR        YEAR        YEAR
                                                       ENDED         ENDED        ENDED       ENDED       ENDED       ENDED
                                                      APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                       2019          2018         2017        2016        2015        2014
                                                   -----------    ----------   ----------  ----------  ----------  ----------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period.............. $    10.11     $    10.85   $    10.97  $    10.67  $    10.80  $    10.50
                                                   ----------     ----------   ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................       0.17           0.33         0.33        0.32        0.33        0.33
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       0.57          (0.71)       (0.11)       0.37       (0.04)       0.28
                                                   ----------     ----------   ----------  ----------  ----------  ----------
       Total from Investment Operations...........       0.74          (0.38)        0.22        0.69        0.29        0.61
                                                   ----------     ----------   ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.17)         (0.33)       (0.32)      (0.34)      (0.37)      (0.31)
   Net Realized Gains.............................         --          (0.03)       (0.02)      (0.05)      (0.05)         --
                                                   ----------     ----------   ----------  ----------  ----------  ----------
       Total Distributions........................      (0.17)         (0.36)       (0.34)      (0.39)      (0.42)      (0.31)
                                                   ----------     ----------   ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $    10.68     $    10.11   $    10.85  $    10.97  $    10.67  $    10.80
                                                   ==========     ==========   ==========  ==========  ==========  ==========
Total Return......................................       7.33%(B)      (3.53%)       2.05%       6.61%       2.66%       5.91%
                                                   ----------     ----------   ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)............. $1,763,082     $1,782,191   $1,804,891  $1,414,041  $1,068,817  $2,133,894
Ratio of Expenses to Average Net Assets...........       0.22%(C)       0.22%        0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................       0.22%(C)       0.22%        0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net
  Assets..........................................       3.38%(C)       3.21%        3.03%       2.99%       3.05%       3.06%
Portfolio Turnover Rate...........................          5%(B)         24%          18%         28%         30%         23%
                                                   ----------     ----------   ----------  ----------  ----------  ----------

                                                                   DFA TARGETED CREDIT PORTFOLIO
                                                   ------------------------------------------------------
                                                                                                    PERIOD
                                                   SIX MONTHS      YEAR       YEAR      YEAR       MAY 20,
                                                      ENDED        ENDED      ENDED     ENDED     2015(A) TO
                                                     APR 30,      OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                      2019         2018       2017      2016         2015
                                                   -----------   --------   --------  --------  ----------
                                                   (UNAUDITED)
Net Asset Value, Beginning of Period..............  $   9.80     $  10.06   $  10.08  $   9.96   $  10.00
                                                    --------     --------   --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.11         0.22       0.22      0.21       0.08
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.26        (0.24)     (0.03)     0.12      (0.06)
                                                    --------     --------   --------  --------   --------
       Total from Investment Operations...........      0.37        (0.02)      0.19      0.33       0.02
                                                    --------     --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.16)       (0.22)     (0.21)    (0.21)     (0.06)
   Net Realized Gains.............................        --        (0.02)        --        --         --
                                                    --------     --------   --------  --------   --------
       Total Distributions........................     (0.16)       (0.24)     (0.21)    (0.21)     (0.06)
                                                    --------     --------   --------  --------   --------
Net Asset Value, End of Period....................  $  10.01     $   9.80   $  10.06  $  10.08   $   9.96
                                                    ========     ========   ========  ========   ========
Total Return......................................      3.78%(B)    (0.18%)     1.94%     3.39%      0.18%(B)
                                                    --------     --------   --------  --------   --------
Net Assets, End of Period (thousands).............  $724,717     $651,780   $514,588  $356,579   $220,608
Ratio of Expenses to Average Net Assets...........      0.20%(C)     0.20%      0.20%     0.20%      0.20%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................      0.23%(C)     0.23%      0.23%     0.24%      0.28%(C)(D)
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.26%(C)     2.25%      2.25%     2.06%      1.81%(C)(D)
Portfolio Turnover Rate...........................         4%(B)       19%        41%       21%         2%(B)
                                                    --------     --------   --------  --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  DFA
                                                              GLOBAL CORE
                                                              PLUS FIXED
                                                           INCOME PORTFOLIO
                                                   -----------------------           --------------
                                                                       PERIOD
                                                   SIX MONTHS         JAN 11,         SIX MONTHS
                                                      ENDED          2018(A) TO          ENDED
                                                     APR 30,          OCT 31,           APR 30,
                                                      2019              2018             2019
                                                   -----------   ----------          -----------
                                                   (UNAUDITED)                        (UNAUDITED)
Net Asset Value, Beginning of Period..............  $   9.89      $  10.00           $    10.38
                                                    --------      --------           ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.11          0.15                 0.15
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.47         (0.21)                0.49
                                                    --------      --------           ----------
       Total from Investment Operations...........      0.58         (0.06)                0.64
                                                    --------      --------           ----------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.53)        (0.05)               (0.15)
   Net Realized Gains.............................        --            --                   --
                                                    --------      --------           ----------
       Total Distributions........................     (0.53)        (0.05)               (0.15)
                                                    --------      --------           ----------
Net Asset Value, End of Period....................  $   9.94      $   9.89           $    10.87
                                                    ========      ========           ==========
Total Return......................................      6.14%(B)     (0.56%)(B)            6.18%(B)
                                                    --------      --------           ----------
Net Assets, End of Period (thousands).............  $889,950      $592,325           $8,915,057
Ratio of Expenses to Average Net Assets *.........      0.30%(C)      0.30%(D)(E)          0.22%(C)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *.........................      0.29%(C)      0.31%(C)(D)(E)       0.22%(C)
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.21%(C)      1.82%(C)(D)          2.79%(C)
Portfolio Turnover Rate...........................        14%(B)        68%(B)               12%(B)
                                                    --------      --------           ----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................       N/A          0.01%                 N/A
                                                    --------      --------           ----------



                                                             DFA INVESTMENT GRADE PORTFOLIO
                                                   ------------------------------------------------------------

                                                      YEAR         YEAR        YEAR        YEAR         YEAR
                                                      ENDED        ENDED       ENDED       ENDED        ENDED
                                                     OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                      2018         2017        2016        2015         2014
                                                   ----------   ----------  ----------  ----------  ----------

Net Asset Value, Beginning of Period.............. $    10.90   $    11.04  $    10.80  $    10.76  $    10.57
                                                   ----------   ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................       0.27         0.25        0.24        0.27        0.26
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      (0.53)       (0.16)       0.25        0.02        0.18
                                                   ----------   ----------  ----------  ----------  ----------
       Total from Investment Operations...........      (0.26)        0.09        0.49        0.29        0.44
                                                   ----------   ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.26)       (0.23)      (0.22)      (0.25)      (0.25)
   Net Realized Gains.............................         --           --       (0.03)         --          --
                                                   ----------   ----------  ----------  ----------  ----------
       Total Distributions........................      (0.26)       (0.23)      (0.25)      (0.25)      (0.25)
                                                   ----------   ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................... $    10.38   $    10.90  $    11.04  $    10.80  $    10.76
                                                   ==========   ==========  ==========  ==========  ==========
Total Return......................................      (2.38%)       0.86%       4.62%       2.77%       4.29%
                                                   ----------   ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)............. $8,638,793   $8,185,290  $6,193,789  $4,153,194  $2,433,057
Ratio of Expenses to Average Net Assets *.........       0.22%        0.22%       0.22%       0.22%       0.22%(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *.........................       0.22%        0.22%       0.22%       0.38%       0.40%(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................       2.55%        2.32%       2.20%       2.49%       2.40%(E)
Portfolio Turnover Rate...........................         15%          18%          7%         52%        N/A
                                                   ----------   ----------  ----------  ----------  ----------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................        N/A          N/A         N/A        0.16%       0.18%
                                                   ----------   ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    DFA DIVERSIFIED FIXED INCOME PORTFOLIO
                                        ----------------------------------------------------           -------------
                                                                                         PERIOD
                                          SIX MONTHS        YEAR         YEAR           AUG 10,        SIX MONTHS
                                             ENDED          ENDED        ENDED         2016(A) TO         ENDED
                                            APR 30,        OCT 31,      OCT 31,         OCT 31,          APR 30,
                                             2019           2018         2017             2016            2019
                                        -----------      --------     --------     ----------          -----------
                                          (UNAUDITED)                                                  (UNAUDITED)
Net Asset Value, Beginning of
  Period...............................  $   9.47        $   9.76     $   9.92      $  10.00            $   8.47
                                         --------        --------     --------      --------            --------
Income from Investment Operations
  (A)
-------------------------------------
   Net Investment Income (Loss)........      0.12            0.19         0.15          0.02                0.06
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................      0.26           (0.29)       (0.16)        (0.08)               0.77
                                         --------        --------     --------      --------            --------
       Total from Investment
         Operations....................      0.38           (0.10)       (0.01)        (0.06)               0.83
                                         --------        --------     --------      --------            --------
Less Distributions:
-------------------
   Net Investment Income...............     (0.11)          (0.19)       (0.15)        (0.02)              (0.04)
   Net Realized Gains..................        --            (-- )          --            --               (0.04)
                                         --------        --------     --------      --------            --------
       Total Distributions.............     (0.11)          (0.19)       (0.15)        (0.02)              (0.08)
                                         --------        --------     --------      --------            --------
Net Asset Value, End of Period.........  $   9.74        $   9.47     $   9.76      $   9.92            $   9.22
                                         ========        ========     ========      ========            ========
Total Return...........................      4.03%(B)       (1.05%)      (0.05%)       (0.64%)(B)           9.86%(B)
                                         --------        --------     --------      --------            --------
Net Assets, End of Period
  (thousands)..........................  $923,293        $796,296     $530,016      $112,561            $190,957
Ratio of Expenses to Average Net
  Assets *.............................      0.15%(C)(E)     0.15%(E)     0.15%(E)      0.15%(C)(D)(E)      0.15%(C)
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor) *........................      0.26%(C)(E)     0.26%(E)     0.29%(E)      0.45%(C)(D)(E)      0.14%(C)
Ratio of Net Investment Income to
  Average Net Assets...................      2.47%(C)        1.93%        1.56%         0.91%(C)(D)         1.38%(C)
Portfolio Turnover Rate................         3%(B)           3%           5%          N/A                  32%(B)
                                         --------        --------     --------      --------            --------
* The Ratio of Expenses to Average
  Net Assets is inclusive of
  acquired fund fees and expenses
  incurred by the Portfolio
  indirectly as a result of
  Portfolio's investment in
  Underlying Funds as follows:.........      0.12%(C)        0.11%        0.11%         0.11%                N/A
                                         --------        --------     --------      --------            --------

                                                DFA LTIP PORTFOLIO
                                        -----------------------------------------------

                                          YEAR       YEAR      YEAR     YEAR     YEAR
                                          ENDED      ENDED     ENDED    ENDED    ENDED
                                         OCT 31,    OCT 31,   OCT 31,  OCT 31,  OCT 31,
                                          2018       2017      2016     2015     2014
                                        --------   --------   -------  -------  -------

Net Asset Value, Beginning of
  Period............................... $   9.31   $   9.81   $  8.67  $ 9.50   $ 8.80
                                        --------   --------   -------  ------   ------
Income from Investment Operations
  (A)
-------------------------------------
   Net Investment Income (Loss)........     0.33       0.25      0.26    0.05     0.20
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................    (0.83)     (0.50)     1.03   (0.81)    0.86
                                        --------   --------   -------  ------   ------
       Total from Investment
         Operations....................    (0.50)     (0.25)     1.29   (0.76)    1.06
                                        --------   --------   -------  ------   ------
Less Distributions:
-------------------
   Net Investment Income...............    (0.34)     (0.24)    (0.15)  (0.07)   (0.36)
   Net Realized Gains..................       --      (0.01)       --      --       --
                                        --------   --------   -------  ------   ------
       Total Distributions.............    (0.34)     (0.25)    (0.15)  (0.07)   (0.36)
                                        --------   --------   -------  ------   ------
Net Asset Value, End of Period......... $   8.47   $   9.31   $  9.81  $ 8.67   $ 9.50
                                        ========   ========   =======  ======   ======
Total Return...........................    (5.73%)    (2.52%)   14.90%  (8.04%)  12.22%
                                        --------   --------   -------  ------   ------
Net Assets, End of Period
  (thousands).......................... $168,648   $124,591   $63,267  $  208   $  995
Ratio of Expenses to Average Net
  Assets *.............................     0.15%      0.15%     0.15%   0.28%    0.40%
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor) *........................     0.14%      0.14%     0.21%  16.22%    3.63%
Ratio of Net Investment Income to
  Average Net Assets...................     3.52%      2.75%     2.76%   0.49%    2.29%
Portfolio Turnover Rate................       53%         2%        4%     88%     105%
                                        --------   --------   -------  ------   ------
* The Ratio of Expenses to Average
  Net Assets is inclusive of
  acquired fund fees and expenses
  incurred by the Portfolio
  indirectly as a result of
  Portfolio's investment in
  Underlying Funds as follows:.........      N/A        N/A       N/A     N/A      N/A
                                        --------   --------   -------  ------   ------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
                                             ----------------------------------------------------------------------------

                                              SIX MONTHS       YEAR         YEAR         YEAR        YEAR         YEAR
                                                 ENDED         ENDED        ENDED        ENDED       ENDED        ENDED
                                                APR 30,       OCT 31,      OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                 2019          2018         2017         2016        2015         2014
                                             -----------    ----------   ----------   ----------  ----------   ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    11.25     $    11.79   $    12.09   $    11.54  $    11.75   $    11.84
                                             ----------     ----------   ----------   ----------  ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.06           0.35         0.25         0.16        0.06         0.22
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.53          (0.52)       (0.29)        0.53       (0.17)       (0.06)
                                             ----------     ----------   ----------   ----------  ----------   ----------
       Total from Investment Operations.....       0.59          (0.17)       (0.04)        0.69       (0.11)        0.16
                                             ----------     ----------   ----------   ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.05)         (0.37)       (0.23)       (0.13)      (0.07)       (0.25)
   Net Realized Gains.......................         --             --        (0.03)       (0.01)      (0.03)          --
                                             ----------     ----------   ----------   ----------  ----------   ----------
       Total Distributions..................      (0.05)         (0.37)       (0.26)       (0.14)      (0.10)       (0.25)
                                             ----------     ----------   ----------   ----------  ----------   ----------
Net Asset Value, End of Period.............. $    11.79     $    11.25   $    11.79   $    12.09  $    11.54   $    11.75
                                             ==========     ==========   ==========   ==========  ==========   ==========
Total Return................................       5.23%(B)      (1.53%)      (0.26%)       5.96%      (0.98%)       1.38%
                                             ----------     ----------   ----------   ----------  ----------   ----------
Net Assets, End of Period (thousands)....... $4,652,212     $4,491,326   $4,359,301   $3,514,067  $2,982,898   $2,722,146
Ratio of Expenses to Average Net Assets.....       0.12%(C)       0.12%        0.12%        0.12%       0.12%        0.12%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................       0.12%(C)       0.12%        0.12%        0.12%       0.12%        0.12%
Ratio of Net Investment Income to
  Average Net Assets........................       1.00%(C)       3.01%        2.14%        1.35%       0.54%        1.83%
Portfolio Turnover Rate.....................          1%(B)         24%          16%          19%         12%          25%
                                             ----------     ----------   ----------   ----------  ----------   ----------

                                                               DFA SHORT-DURATION REAL RETURN PORTFOLIO
                                             ---------------------------------------------------------------------
                                                                                                             PERIOD
                                              SIX MONTHS       YEAR        YEAR       YEAR      YEAR         NOV 5,
                                                 ENDED         ENDED       ENDED      ENDED     ENDED      2013(A) TO
                                                APR 30,       OCT 31,     OCT 31,    OCT 31,   OCT 31,      OCT 31,
                                                 2019          2018        2017       2016      2015          2014
                                             -----------    ----------  ----------  --------  --------   ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $     9.92     $    10.02  $    10.02  $   9.79  $  10.00    $  10.00
                                             ----------     ----------  ----------  --------  --------    --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.10           0.18        0.17      0.17      0.14        0.11
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.14          (0.11)      (0.03)     0.18     (0.26)      (0.09)
                                             ----------     ----------  ----------  --------  --------    --------
       Total from Investment Operations.....       0.24           0.07        0.14      0.35     (0.12)       0.02
                                             ----------     ----------  ----------  --------  --------    --------
Less Distributions:
-------------------
   Net Investment Income....................      (0.26)         (0.17)      (0.14)    (0.12)    (0.09)      (0.02)
   Net Realized Gains.......................         --             --          --        --        --          --
                                             ----------     ----------  ----------  --------  --------    --------
       Total Distributions..................      (0.26)         (0.17)      (0.14)    (0.12)    (0.09)      (0.02)
                                             ----------     ----------  ----------  --------  --------    --------
Net Asset Value, End of Period.............. $     9.90     $     9.92  $    10.02  $  10.02  $   9.79    $  10.00
                                             ==========     ==========  ==========  ========  ========    ========
Total Return................................       2.51%(B)       0.70%       1.42%     3.67%    (1.14%)      0.20%(B)
                                             ----------     ----------  ----------  --------  --------    --------
Net Assets, End of Period (thousands)....... $1,455,021     $1,441,718  $1,130,418  $914,956  $784,996    $632,077
Ratio of Expenses to Average Net Assets.....       0.23%(C)       0.23%       0.24%     0.24%     0.24%       0.24%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................       0.23%(C)       0.23%       0.23%     0.23%     0.23%       0.31%(C)(D)
Ratio of Net Investment Income to
  Average Net Assets........................       2.00%(C)       1.78%       1.72%     1.68%     1.38%       1.12%(C)(D)
Portfolio Turnover Rate.....................         20%(B)         39%         35%       62%       30%        138%(B)
                                             ----------     ----------  ----------  --------  --------    --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





                                                             DFA MUNICIPAL REAL RETURN PORTFOLIO
                                                ------------------------------------------------------
                                                                                                 PERIOD
                                                SIX MONTHS      YEAR       YEAR      YEAR        NOV 4,
                                                   ENDED        ENDED      ENDED     ENDED     2014(A) TO
                                                  APR 30,      OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                   2019         2018       2017      2016         2015
                                                -----------   --------   --------  --------  ----------
                                                (UNAUDITED)
Net Asset Value, Beginning of Period...........  $   9.71     $   9.94   $   9.93  $   9.72   $  10.00
                                                 --------     --------   --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................      0.08         0.15       0.13      0.12       0.11
   Net Gains (Losses) on Securities (Realized
     and Unrealized)...........................      0.28        (0.23)      0.01      0.21      (0.31)
                                                 --------     --------   --------  --------   --------
       Total from Investment Operations........      0.36        (0.08)      0.14      0.33      (0.20)
                                                 --------     --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income.......................     (0.08)       (0.15)     (0.13)    (0.12)     (0.08)
                                                 --------     --------   --------  --------   --------
       Total Distributions.....................     (0.08)       (0.15)     (0.13)    (0.12)     (0.08)
                                                 --------     --------   --------  --------   --------
Net Asset Value, End of Period.................  $   9.99     $   9.71   $   9.94  $   9.93   $   9.72
                                                 ========     ========   ========  ========   ========
Total Return...................................      3.73%(B)    (0.86%)     1.42%     3.40%     (1.98%)(B)
                                                 --------     --------   --------  --------   --------
Net Assets, End of Period (thousands)..........  $884,643     $865,710   $716,821  $473,985   $184,238
Ratio of Expenses to Average Net Assets........      0.23%(C)     0.23%      0.23%     0.26%      0.27%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)).................................      0.23%(C)     0.24%      0.24%     0.24%      0.35%(C)(D)
Ratio of Net Investment Income to Average Net
  Assets.......................................      1.67%(C)     1.51%      1.34%     1.19%      1.12%(C)(D)
Portfolio Turnover Rate........................         4%(B)        8%         4%      N/A        N/A
                                                 --------     --------   --------  --------   --------

                                                             DFA
                                                          CALIFORNIA
                                                          MUNICIPAL
                                                         REAL RETURN
                                                          PORTFOLIO
                                                -----------------------
                                                                  PERIOD
                                                SIX MONTHS        NOV 1,
                                                   ENDED        2017(A) TO
                                                  APR 30,        OCT 31,
                                                   2019            2018
                                                -----------   ----------
                                                (UNAUDITED)
Net Asset Value, Beginning of Period...........  $   9.80      $  10.00
                                                 --------      --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................      0.07          0.13
   Net Gains (Losses) on Securities (Realized
     and Unrealized)...........................      0.22         (0.22)
                                                 --------      --------
       Total from Investment Operations........      0.29         (0.09)
                                                 --------      --------
Less Distributions:
-------------------
   Net Investment Income.......................     (0.07)        (0.11)
                                                 --------      --------
       Total Distributions.....................     (0.07)        (0.11)
                                                 --------      --------
Net Asset Value, End of Period.................  $  10.02      $   9.80
                                                 ========      ========
Total Return...................................      2.96%(B)     (0.86%)(B)
                                                 --------      --------
Net Assets, End of Period (thousands)..........  $134,252      $122,368
Ratio of Expenses to Average Net Assets........      0.30%(C)      0.30%(C)(D)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)).................................      0.26%(C)      0.32%(C)(D)
Ratio of Net Investment Income to Average Net
  Assets.......................................      1.44%(C)      1.31%(C)(D)
Portfolio Turnover Rate........................         7%(B)         2%(B)
                                                 --------      --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       DFA MUNICIPAL BOND PORTFOLIO
                                                       ------------------------------------------------------
                                                                                                        PERIOD
                                                       SIX MONTHS      YEAR       YEAR      YEAR       MAR 10,
                                                          ENDED        ENDED      ENDED     ENDED     2015(A) TO
                                                         APR 30,      OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                          2019         2018       2017      2016         2015
                                                       -----------   --------   --------  --------  ----------
                                                       (UNAUDITED)
Net Asset Value, Beginning of Period..................  $   9.96     $  10.18   $  10.22  $  10.12   $  10.00
                                                        --------     --------   --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................      0.08         0.14       0.12      0.12       0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)......................................      0.24        (0.23)     (0.04)     0.10       0.09
                                                        --------     --------   --------  --------   --------
       Total from Investment Operations...............      0.32        (0.09)      0.08      0.22       0.18
                                                        --------     --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..............................     (0.08)       (0.13)     (0.12)    (0.12)     (0.06)
                                                        --------     --------   --------  --------   --------
       Total Distributions............................     (0.08)       (0.13)     (0.12)    (0.12)     (0.06)
                                                        --------     --------   --------  --------   --------
Net Asset Value, End of Period........................  $  10.20     $   9.96   $  10.18  $  10.22   $  10.12
                                                        ========     ========   ========  ========   ========
Total Return..........................................      3.19%(B)    (0.84%)     0.76%     2.22%      1.83%(B)
                                                        --------     --------   --------  --------   --------
Net Assets, End of Period (thousands).................  $475,991     $453,447   $351,938  $220,721   $100,315
Ratio of Expenses to Average Net Assets...............      0.23%(C)     0.23%      0.23%     0.23%      0.23%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly)).............................      0.24%(C)     0.24%      0.24%     0.25%      0.37%(C)(D)
Ratio of Net Investment Income to Average Net Assets..      1.55%(C)     1.38%      1.17%     1.13%      1.31%(C)(D)
Portfolio Turnover Rate...............................         5%(B)       11%         8%        2%         2%(B)
                                                        --------     --------   --------  --------   --------

                                                                        DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                                       -------------------------------------------------------------------------

                                                        SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                           ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                          APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                           2019          2018        2017        2016        2015        2014
                                                       -----------    ----------  ----------  ----------  ----------  ----------
                                                        (UNAUDITED)
Net Asset Value, Beginning of Period.................. $    10.10     $    10.18  $    10.21  $    10.24  $    10.23  $    10.23
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................       0.06           0.11        0.10        0.09        0.09        0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)......................................       0.06          (0.08)      (0.03)      (0.02)       0.01          --
                                                       ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations...............       0.12           0.03        0.07        0.07        0.10        0.09
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..............................      (0.06)         (0.11)      (0.10)      (0.10)      (0.09)      (0.09)
                                                       ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions............................      (0.06)         (0.11)      (0.10)      (0.10)      (0.09)      (0.09)
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period........................ $    10.16     $    10.10  $    10.18  $    10.21  $    10.24  $    10.23
                                                       ==========     ==========  ==========  ==========  ==========  ==========
Total Return..........................................       1.23%(B)       0.28%       0.67%       0.68%       1.00%       0.87%
                                                       ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)................. $2,627,301     $2,553,257  $2,531,941  $2,103,981  $2,199,837  $2,206,915
Ratio of Expenses to Average Net Assets...............       0.23%(C)       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly)).............................       0.23%(C)       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net Assets..       1.28%(C)       1.08%       0.96%       0.92%       0.90%       0.88%
Portfolio Turnover Rate...............................         12%(B)         31%         16%         11%         18%         30%
                                                       ----------     ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                             ----------------------------------------------------------------------
                                              SIX MONTHS       YEAR         YEAR        YEAR       YEAR      YEAR
                                                 ENDED         ENDED        ENDED       ENDED      ENDED     ENDED
                                                APR 30,       OCT 31,      OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                 2019          2018         2017        2016       2015      2014
                                             -----------    ----------   ----------  ----------  --------  --------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $     9.93     $    10.19   $    10.25  $    10.17  $  10.10  $   9.84
                                             ----------     ----------   ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.08           0.15         0.14        0.14      0.15      0.17
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.30          (0.26)       (0.06)       0.09      0.06      0.25
                                             ----------     ----------   ----------  ----------  --------  --------
       Total from Investment Operations.....       0.38          (0.11)        0.08        0.23      0.21      0.42
                                             ----------     ----------   ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................      (0.08)         (0.15)       (0.14)      (0.15)    (0.14)    (0.16)
                                             ----------     ----------   ----------  ----------  --------  --------
       Total Distributions..................      (0.08)         (0.15)       (0.14)      (0.15)    (0.14)    (0.16)
                                             ----------     ----------   ----------  ----------  --------  --------
Net Asset Value, End of Period.............. $    10.23     $     9.93   $    10.19  $    10.25  $  10.17  $  10.10
                                             ==========     ==========   ==========  ==========  ========  ========
Total Return................................       3.84%(B)      (1.08%)       0.75%       2.23%     2.13%     4.34%
                                             ----------     ----------   ----------  ----------  --------  --------
Net Assets, End of Period (thousands)....... $1,884,999     $1,782,680   $1,667,648  $1,264,647  $910,481  $508,722
Ratio of Expenses to Average Net Assets.....       0.23%(C)       0.22%        0.23%       0.23%     0.23%     0.23%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................       0.23%(C)       0.22%        0.23%       0.22%     0.23%     0.24%
Ratio of Net Investment Income to
  Average Net Assets........................       1.62%(C)       1.51%        1.35%       1.34%     1.47%     1.69%
Portfolio Turnover Rate.....................          7%(B)          6%           4%          3%        1%        4%
                                             ----------     ----------   ----------  ----------  --------  --------

                                                      DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                             -------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR       YEAR      YEAR      YEAR
                                                 ENDED         ENDED       ENDED      ENDED     ENDED     ENDED
                                                APR 30,       OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                 2019          2018        2017       2016      2015      2014
                                             -----------    ----------  ----------  --------  --------  --------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    10.23     $    10.31  $    10.33  $  10.34  $  10.33  $  10.31
                                             ----------     ----------  ----------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.07           0.11        0.09      0.09      0.08      0.09
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.04          (0.09)      (0.02)    (0.01)     0.01      0.01
                                             ----------     ----------  ----------  --------  --------  --------
       Total from Investment Operations.....       0.11           0.02        0.07      0.08      0.09      0.10
                                             ----------     ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................      (0.06)         (0.10)      (0.09)    (0.09)    (0.08)    (0.08)
                                             ----------     ----------  ----------  --------  --------  --------
       Total Distributions..................      (0.06)         (0.10)      (0.09)    (0.09)    (0.08)    (0.08)
                                             ----------     ----------  ----------  --------  --------  --------
Net Asset Value, End of Period.............. $    10.28     $    10.23  $    10.31  $  10.33  $  10.34  $  10.33
                                             ==========     ==========  ==========  ========  ========  ========
Total Return................................       1.12%(B)       0.22%       0.68%     0.79%     0.87%     1.02%
                                             ----------     ----------  ----------  --------  --------  --------
Net Assets, End of Period (thousands)....... $1,268,971     $1,185,733  $1,031,539  $880,209  $825,484  $703,773
Ratio of Expenses to Average Net Assets.....       0.23%(C)       0.22%       0.22%     0.22%     0.22%     0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................       0.23%(C)       0.22%       0.22%     0.22%     0.22%     0.22%
Ratio of Net Investment Income to
  Average Net Assets........................       1.29%(C)       1.02%       0.88%     0.84%     0.78%     0.83%
Portfolio Turnover Rate.....................         14%(B)         39%         19%       20%       23%       22%
                                             ----------     ----------  ----------  --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                                           ---------------------------------------------------------------

                                                           SIX MONTHS      YEAR       YEAR      YEAR      YEAR      YEAR
                                                              ENDED        ENDED      ENDED     ENDED     ENDED     ENDED
                                                             APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                              2019         2018       2017      2016      2015      2014
                                                           -----------   --------   --------  --------  --------  --------
                                                           (UNAUDITED)
Net Asset Value, Beginning of Period......................  $  10.33     $  10.58   $  10.62  $  10.56  $  10.47  $  10.16
                                                            --------     --------   --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...........................      0.08         0.15       0.14      0.15      0.17      0.18
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..........................................      0.24        (0.25)     (0.04)     0.07      0.08      0.30
                                                            --------     --------   --------  --------  --------  --------
       Total from Investment Operations...................      0.32        (0.10)      0.10      0.22      0.25      0.48
                                                            --------     --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..................................     (0.08)       (0.15)     (0.14)    (0.16)    (0.16)    (0.17)
                                                            --------     --------   --------  --------  --------  --------
       Total Distributions................................     (0.08)       (0.15)     (0.14)    (0.16)    (0.16)    (0.17)
                                                            --------     --------   --------  --------  --------  --------
Net Asset Value, End of Period............................  $  10.57     $  10.33   $  10.58  $  10.62  $  10.56  $  10.47
                                                            ========     ========   ========  ========  ========  ========
Total Return..............................................      3.07%(B)    (0.96%)     0.97%     2.10%     2.46%     4.82%
                                                            --------     --------   --------  --------  --------  --------
Net Assets, End of Period (thousands).....................  $491,353     $435,549   $347,302  $255,893  $196,624  $140,424
Ratio of Expenses to Average Net Assets...................      0.23%(C)     0.23%      0.23%     0.23%     0.23%     0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
  Waived Fees Recovered by Advisor and (Fees Paid
  Indirectly))............................................      0.23%(C)     0.23%      0.23%     0.23%     0.23%     0.24%
Ratio of Net Investment Income to Average Net Assets......      1.51%(C)     1.45%      1.36%     1.42%     1.59%     1.75%
Portfolio Turnover Rate...................................         7%(B)        7%         7%        4%        2%       14%
                                                            --------     --------   --------  --------  --------  --------

                                                                        DFA NY MUNICIPAL BOND PORTFOLIO
                                                           ---------------------------------------------------
                                                                                                          PERIOD
                                                           SIX MONTHS      YEAR      YEAR     YEAR       JUN 16,
                                                              ENDED        ENDED     ENDED    ENDED     2015(A) TO
                                                             APR 30,      OCT 31,   OCT 31,  OCT 31,     OCT 31,
                                                              2019         2018      2017     2016         2015
                                                           -----------   --------   -------  -------  ----------
                                                           (UNAUDITED)
Net Asset Value, Beginning of Period......................  $  10.10     $  10.24   $ 10.25  $ 10.14   $ 10.00
                                                            --------     --------   -------  -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...........................      0.07         0.12      0.11     0.11      0.05
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..........................................      0.11        (0.14)    (0.01)    0.12      0.12
                                                            --------     --------   -------  -------   -------
       Total from Investment Operations...................      0.18        (0.02)     0.10     0.23      0.17
                                                            --------     --------   -------  -------   -------
Less Distributions:
-------------------
   Net Investment Income..................................     (0.07)       (0.12)    (0.11)   (0.12)    (0.03)
                                                            --------     --------   -------  -------   -------
       Total Distributions................................     (0.07)       (0.12)    (0.11)   (0.12)    (0.03)
                                                            --------     --------   -------  -------   -------
Net Asset Value, End of Period............................  $  10.21     $  10.10   $ 10.24  $ 10.25   $ 10.14
                                                            ========     ========   =======  =======   =======
Total Return..............................................      1.75%(B)    (0.20%)    0.94%    2.29%     1.75%(B)
                                                            --------     --------   -------  -------   -------
Net Assets, End of Period (thousands).....................  $115,536     $100,432   $91,204  $57,581   $28,985
Ratio of Expenses to Average Net Assets...................      0.25%(C)     0.25%     0.25%    0.25%     0.25%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
  Waived Fees Recovered by Advisor and (Fees Paid
  Indirectly))............................................      0.27%(C)     0.25%     0.25%    0.34%     0.51%(C)(D)
Ratio of Net Investment Income to Average Net Assets......      1.35%(C)     1.20%     1.06%    1.10%     1.25%(C)(D)
Portfolio Turnover Rate...................................        22%(B)       27%       15%       1%      N/A
                                                            --------     --------   -------  -------   -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               DFA MN MUNICIPAL BOND PORTFOLIO
                                           ---------------------------------------
                                                                       PERIOD
                                           SIX MONTHS      YEAR       JUL 25,
                                              ENDED        ENDED     2017(A) TO
                                             APR 30,      OCT 31,     OCT 31,
                                              2019         2018         2017
                                           -----------   -------   ----------
                                           (UNAUDITED)
Net Asset Value, Beginning of Period......   $  9.73     $  9.95    $ 10.00
                                             -------     -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...........      0.06        0.11       0.02
   Net Gains (Losses) on Securities
     (Realized and Unrealized)............      0.21       (0.22)     (0.05)
                                             -------     -------    -------
       Total from Investment
         Operations.......................      0.27       (0.11)     (0.03)
                                             -------     -------    -------
Less Distributions:
-------------------
   Net Investment Income..................     (0.06)      (0.11)     (0.02)
                                             -------     -------    -------
       Total Distributions................     (0.06)      (0.11)     (0.02)
                                             -------     -------    -------
Net Asset Value, End of Period............   $  9.94     $  9.73    $  9.95
                                             =======     =======    =======
Total Return..............................      2.74%(B)   (1.16%)    (0.28%)(B)
                                             -------     -------    -------
Net Assets, End of Period (thousands).....   $70,432     $66,318    $61,259
Ratio of Expenses to Average Net
  Assets..................................      0.32%(C)    0.32%      0.24%(C)(D)
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/ or
  Previously Waived Fees Recovered by
  Advisor and (Fees Paid Indirectly)).....      0.35%(C)    0.38%      0.37%(C)(D)
Ratio of Net Investment Income to
  Average Net Assets......................      1.17%(C)    1.09%      0.96%(C)(D)
Portfolio Turnover Rate...................         9%(B)      14%       N/A
                                             -------     -------    -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which twenty-five (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The DFA Diversified Fixed Income Portfolio achieves its investment objective by investing directly in securities as listed on its Schedule of Investments and in or through other series of the Fund as indicated below (collectively, the "Underlying Funds"). As of April 30, 2019, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                     PERCENTAGE
                                                                     OWNERSHIP
FUND OF FUNDS                            UNDERLYING FUNDS            AT 4/30/19
-------------                  ------------------------------------  ----------
DFA Diversified Fixed Income   DFA Two-Year Global Fixed Income
  Portfolio                      Portfolio                               5%
                               DFA Intermediate Government Fixed
                                 Income Portfolio                        9%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

   The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

          DFA One-Year Fixed Income Portfolio.................. 0.15%
          DFA Two-Year Global Fixed Income Portfolio........... 0.15%
          DFA Selectively Hedged Global Fixed Income Portfolio. 0.15%

        DFA Five-Year Global Fixed Income Portfolio............... 0.25%
        DFA World ex U.S. Government Fixed Income Portfolio....... 0.18%
        DFA Short-Term Government Portfolio....................... 0.17%
        DFA Intermediate Government Fixed Income Portfolio........ 0.10%
        DFA Short-Term Extended Quality Portfolio................. 0.20%
        DFA Intermediate-Term Extended Quality Portfolio.......... 0.20%
        DFA Targeted Credit Portfolio............................. 0.19%
        DFA Global Core Plus Fixed Income Portfolio............... 0.25%
        DFA Investment Grade Portfolio............................ 0.20%
        DFA Diversified Fixed Income Portfolio.................... 0.12%
        DFA LTIP Portfolio........................................ 0.10%
        DFA Inflation-Protected Securities Portfolio.............. 0.10%
        DFA Short-Duration Real Return Portfolio.................. 0.20%
        DFA Municipal Real Return Portfolio....................... 0.20%
        DFA California Municipal Real Return Portfolio............ 0.20%
        DFA Municipal Bond Portfolio.............................. 0.20%
        DFA Short-Term Municipal Bond Portfolio................... 0.20%
        DFA Intermediate-Term Municipal Bond Portfolio............ 0.20%
        DFA California Short-Term Municipal Bond Portfolio........ 0.20%
        DFA California Intermediate-Term Municipal Bond Portfolio. 0.20%
        DFA NY Municipal Bond Portfolio........................... 0.20%
        DFA MN Municipal Bond Portfolio........................... 0.25%

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the six months ended April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                                        NET WAIVED FEES/
                                                                        EXPENSES ASSUMED     PREVIOUSLY
                                                           RECOVERY        (RECOVERED       WAIVED FEES/
                                             EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                            LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                    AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                  ---------- ---------------- ----------------- -----------------
DFA Selectively Hedged Global Fixed Income
  Portfolio (1)............................    0.25%          --                --                --
DFA World ex U.S. Government Fixed Income
  Portfolio (1)............................    0.20%          --               $58              $317

                                                                             NET WAIVED FEES/
                                                                             EXPENSES ASSUMED     PREVIOUSLY
                                                                RECOVERY        (RECOVERED       WAIVED FEES/
                                                  EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                 LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                         AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                       ---------- ---------------- ----------------- -----------------
DFA Short-Term Government Portfolio (2).........    0.20%          --                --                 --
DFA Short-Term Extended Quality Portfolio (1)...    0.22%         $ 3              $210             $  775
DFA Intermediate-Term Extended Quality
  Portfolio (1).................................    0.22%          --                41                153
DFA Targeted Credit Portfolio (1)...............    0.20%          --                94                413
DFA Global Core Plus Fixed Income
  Portfolio (3).................................    0.30%          37               (29)                25
DFA Investment Grade Portfolio (4)..............    0.22%          33               138                928
DFA Diversified Fixed Income Portfolio (3)......    0.15%          --               462              1,734
DFA LTIP Portfolio (1)..........................    0.15%           7                (7)                16
DFA Inflation-Protected Securities
  Portfolio (1).................................    0.20%          --                --                 --
DFA Short-Duration Real Return Portfolio (5)....    0.24%          --                --                 --
DFA Municipal Real Return Portfolio (1).........    0.27%          --                --                 --
DFA California Municipal Real Return
  Portfolio (3).................................    0.30%          22               (22)                --
DFA Municipal Bond Portfolio (1)................    0.23%           3                19                 78
DFA Short-Term Municipal Bond Portfolio (2).....    0.30%          --                --                 --
DFA Intermediate-Term Municipal Bond
  Portfolio (1).................................    0.23%          --                --                 --
DFA California Short-Term Municipal Bond
  Portfolio (1).................................    0.30%          --                --                 --
DFA California Intermediate-Term Municipal Bond
  Portfolio (1).................................    0.23%          --                 1                  1
DFA NY Municipal Bond Portfolio (1).............    0.25%           1                 9                 31
DFA MN Municipal Bond Portfolio (1).............    0.32%           1                 8                 66

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of each of the Portfolios listed above so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of each such Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies)

("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (4) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (5) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the "Underlying Funds"). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Advisor, however, shall not be reimbursed for any management fees previously waived to offset the Portfolio's proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                             FEES PAID
                                                             INDIRECTLY
                                                             ----------
        DFA Two-Year Global Fixed Income Portfolio..........    $ 40
        DFA Selectively Hedged Global Fixed Income
          Portfolio.........................................       4
        DFA Five-Year Global Fixed Income Portfolio.........     146
        DFA World ex U.S. Government Fixed Income Portfolio.      18

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

           DFA One-Year Fixed Income Portfolio................. $402
           DFA Two-Year Global Fixed Income Portfolio..........  320
           DFA Selectively Hedged Global Fixed Income
             Portfolio.........................................   33
           DFA Five-Year Global Fixed Income Portfolio.........  357
           DFA World ex U.S. Government Fixed Income Portfolio.   13
           DFA Short-Term Government Portfolio.................   81

        DFA Intermediate Government Fixed Income Portfolio........ $138
        DFA Short-Term Extended Quality Portfolio.................  104
        DFA Intermediate-Term Extended Quality Portfolio..........   34
        DFA Targeted Credit Portfolio.............................    5
        DFA Global Core Plus Fixed Income Portfolio...............    1
        DFA Investment Grade Portfolio............................  102
        DFA Diversified Fixed Income Portfolio....................    4
        DFA LTIP Portfolio........................................    1
        DFA Inflation-Protected Securities Portfolio..............  100
        DFA Short-Duration Real Return Portfolio..................   15
        DFA Municipal Real Return Portfolio.......................    8
        DFA California Municipal Real Return Portfolio............   --
        DFA Municipal Bond Portfolio..............................    4
        DFA Short-Term Municipal Bond Portfolio...................   85
        DFA Intermediate-Term Municipal Bond Portfolio............   21
        DFA California Short-Term Municipal Bond Portfolio........   25
        DFA California Intermediate-Term Municipal Bond Portfolio.    5
        DFA NY Municipal Bond Portfolio...........................    1
        DFA MN Municipal Bond Portfolio...........................   --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

                                            U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                            -------------------------- ---------------------------
                                            PURCHASES      SALES       PURCHASES       SALES
                                            ---------     ----------    ----------    ----------
DFA One-Year Fixed Income Portfolio........ $224,534     $1,229,560    $  717,901    $1,207,807
DFA Two-Year Global Fixed Income
  Portfolio................................  103,390        495,213     1,406,014     1,316,855
DFA Selectively Hedged Global Fixed Income
  Portfolio................................    5,945         22,857       224,475       237,059
DFA Five-Year Global Fixed Income
  Portfolio................................       --             --     3,739,633     3,938,825
DFA World ex U.S. Government Fixed Income
  Portfolio................................    3,048          2,591       387,385       226,365
DFA Short-Term Government Portfolio........  101,329      1,085,334            --            --
DFA Intermediate Government Fixed Income
  Portfolio................................  417,976        433,073            --            --
DFA Short-Term Extended Quality Portfolio..       --            963       607,929       547,278
DFA Intermediate-Term Extended Quality
  Portfolio................................   38,186         51,704        50,630       146,455
DFA Targeted Credit Portfolio..............       --             --        81,590        24,270
DFA Global Core Plus Fixed Income
  Portfolio................................    7,007          9,086       228,983        76,925
DFA Investment Grade Portfolio.............  618,685        658,191       500,966       369,468
DFA Diversified Fixed Income
  Portfolio................................   47,948         16,228        41,676         4,000
DFA LTIP Portfolio.........................   63,785         57,349            --            --

                                                              U.S. GOVERNMENT    OTHER INVESTMENT
                                                                 SECURITIES         SECURITIES
                                                             ------------------ ------------------
                                                             PURCHASES  SALES   PURCHASES  SALES
                                                             --------- -------- --------- --------
DFA Inflation-Protected Securities Portfolio................  $67,302  $127,553       --        --
DFA Short-Duration Real Return Portfolio....................   81,899    80,231 $211,104  $201,170
DFA Municipal Real Return Portfolio.........................       --        --   34,190    53,277
DFA California Municipal Real Return Portfolio..............       --        --   19,414     8,189
DFA Municipal Bond Portfolio................................       --        --   42,649    24,095
DFA Short-Term Municipal Bond Portfolio.....................       --        --  246,413   399,857
DFA Intermediate-Term Municipal Bond Portfolio..............       --        --  189,610   121,243
DFA California Short-Term Municipal Bond Portfolio..........       --        --  225,371   147,606
DFA California Intermediate-Term Municipal Bond Portfolio...       --        --   80,453    29,735
DFA NY Municipal Bond Portfolio.............................       --        --   29,908    20,990
DFA MN Municipal Bond Portfolio.............................       --        --    6,063     6,104

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                       CHANGE IN
                      BALANCE AT                        NET REALIZED  UNREALIZED   BALANCE AT SHARES AS OF
                      OCTOBER 31, PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,   APRIL 30,   DIVIDEND CAPITAL GAIN
                         2018      AT COST   FROM SALES   ON SALES   DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                      ----------- ---------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DFA ONE-YEAR FIXED
  INCOME PORTFOLIO
The DFA Short Term
  Investment Fund....  $177,374   $1,138,151 $1,201,919     $18           $ 5       $113,629     9,820      $2,835       --
                       --------   ---------- ----------     ---           ---       --------     -----      ------       --
TOTAL................  $177,374   $1,138,151 $1,201,919     $18           $ 5       $113,629     9,820      $2,835       --
                       ========   ========== ==========     ===           ===       ========     =====      ======       ==
DFA TWO-YEAR GLOBAL
  FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 80,883   $  291,950 $  360,975     $ 2           $ 1       $ 11,861     1,025      $  538       --
                       --------   ---------- ----------     ---           ---       --------     -----      ------       --
TOTAL................  $ 80,883   $  291,950 $  360,975     $ 2           $ 1       $ 11,861     1,025      $  538       --
                       ========   ========== ==========     ===           ===       ========     =====      ======       ==
DFA SELECTIVELY
  HEDGED GLOBAL
  FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 10,691   $  164,183 $  167,530      --            --       $  7,344       635      $  127       --
                       --------   ---------- ----------     ---           ---       --------     -----      ------       --
TOTAL................  $ 10,691   $  164,183 $  167,530      --            --       $  7,344       635      $  127       --
                       ========   ========== ==========     ===           ===       ========     =====      ======       ==

                                                                       CHANGE IN
                      BALANCE AT                        NET REALIZED  UNREALIZED   BALANCE AT SHARES AS OF
                      OCTOBER 31, PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,   APRIL 30,   DIVIDEND CAPITAL GAIN
                         2018      AT COST   FROM SALES   ON SALES   DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                      ----------- ---------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DFA FIVE-YEAR GLOBAL
  FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 56,718   $   78,212 $  124,399     $ 1            --       $ 10,532        910     $  254       --
                       --------   ---------- ----------     ---           ---       --------     ------     ------       --
TOTAL................  $ 56,718   $   78,212 $  124,399     $ 1            --       $ 10,532        910     $  254       --
                       ========   ========== ==========     ===           ===       ========     ======     ======       ==
DFA SHORT-TERM
  EXTENDED QUALITY
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 72,662   $  345,373 $  335,631     $ 3           $ 4       $ 82,411      7,122     $1,006       --
                       --------   ---------- ----------     ---           ---       --------     ------     ------       --
TOTAL................  $ 72,662   $  345,373 $  335,631     $ 3           $ 4       $ 82,411      7,122     $1,006       --
                       ========   ========== ==========     ===           ===       ========     ======     ======       ==
DFA INTERMEDIATE-
  TERM EXTENDED
  QUALITY PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 92,092   $  140,729 $  107,630      --           $ 7       $125,198     10,820     $1,111       --
                       --------   ---------- ----------     ---           ---       --------     ------     ------       --
TOTAL................  $ 92,092   $  140,729 $  107,630      --           $ 7       $125,198     10,820     $1,111       --
                       ========   ========== ==========     ===           ===       ========     ======     ======       ==
DFA TARGETED CREDIT
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 17,485   $   59,521 $   61,315      --           $ 1       $ 15,692      1,356     $  213       --
                       --------   ---------- ----------     ---           ---       --------     ------     ------       --
TOTAL................  $ 17,485   $   59,521 $   61,315      --           $ 1       $ 15,692      1,356     $  213       --
                       ========   ========== ==========     ===           ===       ========     ======     ======       ==
DFA GLOBAL CORE PLUS
  FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 12,149   $   80,715 $   51,096     $(1)          $ 3       $ 41,770      3,610         --       --
                       --------   ---------- ----------     ---           ---       --------     ------     ------       --
TOTAL................  $ 12,149   $   80,715 $   51,096     $(1)          $ 3       $ 41,770      3,610         --       --
                       ========   ========== ==========     ===           ===       ========     ======     ======       ==
DFA INVESTMENT GRADE
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $328,173   $2,146,096 $1,955,309     $29           $31       $519,020     44,855     $5,506       --
                       --------   ---------- ----------     ---           ---       --------     ------     ------       --
TOTAL................  $328,173   $2,146,096 $1,955,309     $29           $31       $519,020     44,855     $5,506       --
                       ========   ========== ==========     ===           ===       ========     ======     ======       ==

                                                                      CHANGE IN
                      BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT SHARES AS OF
                      OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,   APRIL 30,   DIVIDEND CAPITAL GAIN
                         2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                      ----------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
DFA DIVERSIFIED
  FIXED INCOME
  PORTFOLIO
DFA Intermediate
  Government Fixed
  Income.............  $404,763   $ 41,676   $  4,000     $(338)       $18,358     $460,459     37,134     $4,826       --
DFA Two-Year Global
  Fixed Income.......   243,515     32,325         --        --            179      276,019     27,741      4,975       --
                       --------   --------   --------     -----        -------     --------     ------     ------       --
TOTAL................  $648,278   $ 74,001   $  4,000     $(338)       $18,537     $736,478     64,875     $9,801       --
                       ========   ========   ========     =====        =======     ========     ======     ======       ==
DFA SHORT-DURATION
  REAL RETURN
  PORTFOLIO
The DFA Short Term
  Investment Fund....  $ 49,993   $118,023   $143,259     $   3        $     1     $ 24,761      2,140     $  389       --
                       --------   --------   --------     -----        -------     --------     ------     ------       --
TOTAL................  $ 49,993   $118,023   $143,259     $   3        $     1     $ 24,761      2,140     $  389       --
                       ========   ========   ========     =====        =======     ========     ======     ======       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                                      NET INVESTMENT
                                                        INCOME AND
                                                        SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                      CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                      -------------- ------------- ---------- --------
DFA One-Year Fixed Income Portfolio
2017.................................................    $ 75,758        $403          --     $ 76,161
2018.................................................     134,236          --          --      134,236
DFA Two-Year Global Fixed Income Portfolio
2017.................................................      46,352          --          --       46,352
2018.................................................      67,032          --          --       67,032
DFA Selectively Hedged Global Fixed Income Portfolio
2017.................................................      16,079          --          --       16,079

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                     -------------- ------------- ---------- --------
2018................................................    $ 19,847            --          --   $ 19,847
DFA Five-Year Global Fixed Income Portfolio
2017................................................     225,389       $42,519          --    267,908
2018................................................     217,046         9,217          --    226,263
DFA World ex U.S. Government Fixed Income Portfolio
2017................................................      19,427           550          --     19,977
2018................................................       1,574            --          --      1,574
DFA Short-Term Government Portfolio
2017................................................      25,111         4,717          --     29,828
2018................................................      32,064            --          --     32,064
DFA Intermediate Government Fixed Income Portfolio
2017................................................      88,513         6,710          --     95,223
2018................................................     102,138         4,998          --    107,136
DFA Short-Term Extended Quality Portfolio
2017................................................      84,613             4          --     84,617
2018................................................     100,156         4,054          --    104,210
DFA Intermediate-Term Extended Quality Portfolio
2017................................................      46,757         2,020          --     48,777
2018................................................      58,070         5,639          --     63,709
DFA Targeted Credit Portfolio
2017................................................       9,264            --          --      9,264
2018................................................      13,620           906          --     14,526
DFA Global Core Plus Fixed Income Portfolio
2018................................................       2,471            --          --      2,471
DFA Investment Grade Portfolio
2017................................................     150,794            --          --    150,794
2018................................................     212,294            --          --    212,294
DFA Diversified Fixed Income Portfolio
2017................................................       5,141            --          --      5,141
2018................................................      13,444            98          --     13,542
DFA LTIP Portfolio
2017................................................       2,415            --          --      2,415
2018................................................       5,731            --          --      5,731
DFA Inflation-Protected Securities Portfolio
2017................................................      78,014         8,864          --     86,878
2018................................................     141,539            --          --    141,539
DFA Short-Duration Real Return Portfolio
2017................................................      13,087            --          --     13,087
2018................................................      19,458            --          --     19,458
DFA Municipal Real Return Portfolio
2017................................................          --            --     $ 8,396      8,396
2018................................................          --            --      12,044     12,044
DFA California Municipal Real Return Portfolio
2018................................................          --            --       1,086      1,086

                                                           NET INVESTMENT
                                                             INCOME AND
                                                             SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                           CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                           -------------- ------------- ---------- -------
DFA Municipal Bond Portfolio
2017......................................................         --          --        $ 3,378   $ 3,378
2018......................................................         --          --          5,602     5,602
DFA Short-Term Municipal Bond Portfolio
2017......................................................         --          --         22,189    22,189
2018......................................................         --          --         27,517    27,517
DFA Intermediate-Term Municipal Bond Portfolio
2017......................................................    $20,181          --             --    20,181
2018......................................................         --          --         26,332    26,332
DFA California Short-Term Municipal Bond Portfolio
2017......................................................      8,471          --             --     8,471
2018......................................................         --          --         11,064    11,064
DFA California Intermediate-Term Municipal Bond Portfolio
2017......................................................         --          --          4,115     4,115
2018......................................................         --          --          5,751     5,751
DFA NY Municipal Bond Portfolio
2017......................................................         --          --            796       796
2018......................................................         --          --          1,109     1,109
DFA MN Municipal Bond Portfolio
2017......................................................        131          --             --       131
2018......................................................         --          --            698       698

   The DFA Global Core Plus Fixed Income Portfolio commenced operations on January 11, 2018, and did not pay any distributions for the year ended October 31, 2017.

   The DFA California Municipal Real Return Portfolio commenced operations on November 1, 2017, and did not pay any distributions for the year ended October 31, 2017.

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                             -------------- ------------- --------
DFA One-Year Fixed Income Portfolio.........................    $ (4,596)        --       $ (4,596)
DFA Two-Year Global Fixed Income Portfolio..................      (7,841)        --         (7,841)
DFA Selectively Hedged Global Fixed Income Portfolio........      (2,963)        --         (2,963)
DFA Five-Year Global Fixed Income Portfolio.................     (60,447)        --        (60,447)
DFA World ex U.S. Government Fixed Income Portfolio.........      (2,404)        --         (2,404)
DFA Short-Term Government Portfolio.........................      (1,086)        --         (1,086)
DFA Intermediate Government Fixed Income Portfolio..........      (1,995)        --         (1,995)
DFA Short-Term Extended Quality Portfolio...................     (18,210)        --        (18,210)
DFA Intermediate-Term Extended Quality Portfolio............      (1,476)        --         (1,476)
DFA Targeted Credit Portfolio...............................      (1,229)        --         (1,229)

                                        NET INVESTMENT
                                          INCOME AND
                                          SHORT-TERM     LONG-TERM
                                        CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                        -------------- ------------- --------
  DFA Global Core Plus Fixed Income
    Portfolio..........................    $ (1,315)        --       $ (1,315)
  DFA Investment Grade Portfolio.......     (11,070)        --        (11,070)
  DFA Diversified Fixed Income
    Portfolio..........................        (214)        --           (214)
  DFA LTIP Portfolio...................        (267)        --           (267)
  DFA Inflation-Protected Securities
    Portfolio..........................      (3,069)        --         (3,069)
  DFA Short-Duration Real Return
    Portfolio..........................      (3,710)        --         (3,710)
  DFA Municipal Real Return Portfolio..          --         --             --
  DFA California Municipal Real Return
    Portfolio..........................          --         --             --
  DFA Municipal Bond Portfolio.........          --         --             --
  DFA Short-Term Municipal Bond
    Portfolio..........................          --         --             --
  DFA Intermediate-Term Municipal Bond
    Portfolio..........................          --         --             --
  DFA California Short-Term Municipal
    Bond Portfolio.....................          --         --             --
  DFA California Intermediate-Term
    Municipal Bond Portfolio...........          --         --             --
  DFA NY Municipal Bond Portfolio......          --         --             --
  DFA MN Municipal Bond Portfolio......          --         --             --

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                              UNDISTRIBUTED                                               TOTAL NET
                                              NET INVESTMENT                                            DISTRIBUTABLE
                                                INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                              CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                              -------------- ------------- ------------- -------------- -------------
DFA One-Year Fixed Income Portfolio..........          --           --       $ (20,410)    $ (32,459)     $ (52,869)
DFA Two-Year Global Fixed Income Portfolio...    $ 82,867           --         (28,479)      (68,436)       (14,048)
DFA Selectively Hedged Global Fixed Income
  Portfolio..................................      34,416           --         (76,765)      (29,363)       (71,712)
DFA Five-Year Global Fixed Income Portfolio..     601,382           --        (120,577)     (614,046)      (133,241)
DFA World ex U.S. Government Fixed Income
  Portfolio..................................      77,810       $4,328              --       (33,831)        48,307
DFA Short-Term Government Portfolio..........       4,048           --          (8,987)      (56,785)       (61,724)
DFA Intermediate Government Fixed Income
  Portfolio..................................      12,906           --         (29,753)     (204,774)      (221,621)
DFA Short-Term Extended Quality Portfolio....      92,145           --         (13,668)     (165,806)       (87,329)
DFA Intermediate-Term Extended Quality
  Portfolio..................................          --           --         (14,081)      (98,626)      (112,707)
DFA Targeted Credit Portfolio................       7,073           --            (685)      (19,584)       (13,196)
DFA Global Core Plus Fixed Income Portfolio..      30,359           --          (2,717)      (32,063)        (4,421)
DFA Investment Grade Portfolio...............      36,903           --         (35,915)     (369,909)      (368,921)
DFA Diversified Fixed Income Portfolio.......         105           --            (102)      (21,738)       (21,735)
DFA LTIP Portfolio...........................          90          829            (199)      (15,551)       (14,831)

                               UNDISTRIBUTED                                               TOTAL NET
                               NET INVESTMENT                                            DISTRIBUTABLE
                                 INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                 SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                               CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                               -------------- ------------- ------------- -------------- -------------
DFA Inflation-Protected
  Securities Portfolio........    $ 4,164          --         $(15,577)     $(140,398)     $(151,811)
DFA Short-Duration Real
  Return Portfolio............     34,262          --          (17,837)       (27,981)       (11,556)
DFA Municipal Real Return
  Portfolio...................         --          --           (2,678)        (8,950)       (11,628)
DFA California Municipal Real
  Return Portfolio............         --          --              (--)        (2,343)        (2,343)
DFA Municipal Bond Portfolio..         --          --              (34)        (7,289)        (7,323)
DFA Short-Term Municipal Bond
  Portfolio...................         --          --             (137)       (13,859)       (13,996)
DFA Intermediate-Term
  Municipal Bond Portfolio....         --          --             (195)       (26,065)       (26,260)
DFA California Short-Term
  Municipal Bond Portfolio....         --          --             (118)        (4,020)        (4,138)
DFA California
  Intermediate-Term Municipal
  Bond Portfolio..............         --          --              (23)        (3,847)        (3,870)
DFA NY Municipal Bond
  Portfolio...................         --          --              (10)          (639)          (649)
DFA MN Municipal Bond
  Portfolio...................         --          --              (27)        (1,719)        (1,746)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                             2018 2019 UNLIMITED  TOTAL
                                                             ---- ---- --------- --------
DFA One-Year Fixed Income Portfolio.........................  --   --  $ 20,410  $ 20,410
DFA Two-Year Global Fixed Income Portfolio..................  --   --    28,479    28,479
DFA Selectively Hedged Global Fixed Income Portfolio........  --   --    76,765    76,765
DFA Five-Year Global Fixed Income Portfolio.................  --   --   120,577   120,577
DFA World ex U.S. Government Fixed Income Portfolio.........  --   --        --        --
DFA Short-Term Government Portfolio.........................  --   --     8,987     8,987
DFA Intermediate Government Fixed Income Portfolio..........  --   --    29,753    29,753
DFA Short-Term Extended Quality Portfolio...................  --   --    13,668    13,668
DFA Intermediate-Term Extended Quality Portfolio............  --   --    14,081    14,081
DFA Targeted Credit Portfolio...............................  --   --       685       685
DFA Global Core Plus Fixed Income Portfolio.................  --   --     2,717     2,717
DFA Investment Grade Portfolio..............................  --   --    35,915    35,915
DFA Diversified Fixed Income Portfolio......................  --   --       102       102
DFA LTIP Portfolio..........................................  --   --       199       199
DFA Inflation-Protected Securities Portfolio................  --   --    15,577    15,577
DFA Short-Duration Real Return Portfolio....................  --   --    17,837    17,837
DFA Municipal Real Return Portfolio.........................  --   --     2,678     2,678

                                                        2018 2019 UNLIMITED TOTAL
                                                        ---- ---- --------- -----
DFA California Municipal Real Return Portfolio.........  --   --      --      --
DFA Municipal Bond Portfolio...........................  --   --    $ 34    $ 34
DFA Short-Term Municipal Bond Portfolio................ $ 3   --     133     136
DFA Intermediate-Term Municipal Bond Portfolio.........  --   --     195     195
DFA California Short-Term Municipal Bond Portfolio.....  --  $ 3     115     118
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................  --   --      23      23
DFA NY Municipal Bond Portfolio........................  --   --      10      10
DFA MN Municipal Bond Portfolio........................  --   --      27      27

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

      DFA Selectively Hedged Global Fixed Income Portfolio........ $2,141
      DFA World ex U.S. Government Fixed Income Portfolio.........    171
      DFA LTIP Portfolio..........................................    188

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                          NET
                                                                                                       UNREALIZED
                                                              FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                              TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             ----------- ------------ -------------- --------------
DFA One-Year Fixed Income Portfolio......................... $ 8,186,036   $  8,230     $  (4,801)     $   3,429
DFA Two-Year Global Fixed Income Portfolio..................   5,629,007     21,872       (49,472)       (27,600)
DFA Selectively Hedged Global Fixed Income Portfolio........   1,230,708      8,899       (18,502)        (9,603)
DFA Five-Year Global Fixed Income Portfolio.................  15,328,940    125,687      (434,061)      (308,374)
DFA World ex U.S. Government Fixed Income Portfolio.........   1,282,677     23,948       (14,326)         9,622
DFA Short-Term Government Portfolio.........................   2,402,179      4,361       (10,421)        (6,060)
DFA Intermediate Government Fixed Income Portfolio..........   5,095,265     48,642       (37,389)        11,253
DFA Short-Term Extended Quality Portfolio...................   5,996,830     30,117      (100,655)       (70,538)
DFA Intermediate-Term Extended Quality Portfolio............   1,864,348     19,626       (13,549)         6,077
DFA Targeted Credit Portfolio...............................     738,962      4,209        (8,600)        (4,391)
DFA Global Core Plus Fixed Income Portfolio.................     798,885     12,106       (12,513)          (407)
DFA Investment Grade Portfolio..............................   9,423,304    104,358       (48,461)        55,897
DFA Diversified Fixed Income Portfolio......................     923,653      1,974          (456)         1,518
DFA LTIP Portfolio..........................................     187,984      2,547            --          2,547
DFA Inflation-Protected Securities Portfolio................   4,573,398     81,068        (6,683)        74,385
DFA Short-Duration Real Return Portfolio....................   1,482,396     16,183       (25,813)        (9,630)
DFA Municipal Real Return Portfolio.........................     849,077     21,730        (6,325)        15,405
DFA California Municipal Real Return Portfolio..............     129,575      1,842        (1,285)           557
DFA Municipal Bond Portfolio................................     463,305      4,285          (581)         3,704
DFA Short-Term Municipal Bond Portfolio.....................   2,579,381      1,456        (1,615)          (159)
DFA Intermediate-Term Municipal Bond Portfolio..............   1,828,877     28,982        (2,193)        26,789
DFA California Short-Term Municipal Bond Portfolio..........   1,248,999      2,470          (840)         1,630

                                                                                           NET
                                                                                        UNREALIZED
                                                 FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                 TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                 -------- ------------ -------------- --------------
DFA California Intermediate-Term Municipal Bond
  Portfolio..................................... $476,644    $7,339        $(533)         $6,806
DFA NY Municipal Bond Portfolio.................  110,064       562          (40)            522
DFA MN Municipal Bond Portfolio.................   69,659        39         (332)           (293)

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. SWAP AGREEMENTS: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating "synthetic" inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

   The Advisor and the Fund do not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions. Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio. To the extent that a Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                               FORWARD
                                                              CURRENCY     SWAP
                                                              CONTRACTS  CONTRACTS
                                                             ----------- ---------
DFA Two-Year Global Fixed Income Portfolio.................. $ 1,759,307    $--
DFA Selectively Hedged Global Fixed Income Portfolio........     610,577     --
DFA Five-Year Global Fixed Income Portfolio.................  12,739,278     --

                                                              FORWARD
                                                             CURRENCY     SWAP
                                                             CONTRACTS  CONTRACTS
                                                             ---------- ----------
DFA World ex U.S. Government Fixed Income Portfolio......... $1,260,069 $       --
DFA Short-Term Extended Quality Portfolio...................  1,471,588         --
DFA Targeted Credit Portfolio...............................    203,763         --
DFA Global Core Plus Fixed Income Portfolio.................    431,819         --
DFA Investment Grade Portfolio..............................    227,765         --
DFA Short-Duration Real Return Portfolio....................    358,951  1,423,571
DFA Municipal Real Return Portfolio.........................         --    850,000
DFA California Municipal Real Return Portfolio..............         --    125,714

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                                      ASSET DERIVATIVES VALUE
                                                             ------------------------------------------
                                                              TOTAL VALUE      FORWARD
                                                                   AT         CURRENCY        SWAP
                                                             APRIL 30, 2019 CONTRACTS (1) CONTRACTS (2)
                                                             -------------- ------------- -------------
DFA Two-Year Global Fixed Income Portfolio..................    $ 14,451      $ 14,451           --
DFA Selectively Hedged Global Fixed Income Portfolio........       4,201         4,201           --
DFA Five-Year Global Fixed Income Portfolio.................     121,635       121,635           --
DFA World ex U.S. Government Fixed Income Portfolio.........       7,052         7,052           --
DFA Short-Term Extended Quality Portfolio...................      13,834        13,834           --
DFA Targeted Credit Portfolio...............................       1,419         1,419           --
DFA Global Core Plus Fixed Income Portfolio.................       2,870         2,870           --
DFA Investment Grade Portfolio..............................       2,899         2,899           --
DFA Short-Duration Real Return Portfolio....................       7,000         1,826       $5,174
DFA Municipal Real Return Portfolio.........................       8,345            --        8,345
DFA California Municipal Real Return Portfolio..............          47            --           47

                                                                    LIABILITY DERIVATIVES VALUE
                                                             -----------------------------------------
                                                              TOTAL VALUE      FORWARD
                                                                   AT         CURRENCY        SWAP
                                                             APRIL 30, 2019 CONTRACTS (3) CONTRACTS (4)
                                                             -------------- ------------- -------------
DFA Two-Year Global Fixed Income Portfolio..................    $(1,292)       $(1,292)           --
DFA Selectively Hedged Global Fixed Income Portfolio........       (901)          (901)           --
DFA Five-Year Global Fixed Income Portfolio.................     (8,078)        (8,078)           --
DFA World ex U.S. Government Fixed Income Portfolio.........     (1,527)        (1,527)           --
DFA Short-Term Extended Quality Portfolio...................       (425)          (425)           --
DFA Targeted Credit Portfolio...............................       (389)          (389)           --
DFA Global Core Plus Fixed Income Portfolio.................       (152)          (152)           --
DFA Short-Duration Real Return Portfolio....................     (9,654)          (293)      $(9,361)
DFA Municipal Real Return Portfolio.........................     (5,003)            --        (5,003)
DFA California Municipal Real Return Portfolio..............     (1,195)            --        (1,195)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2019 (amounts in thousands):

                                                              REALIZED GAIN (LOSS) ON DERIVATIVES
                                                             ------------------------------------
                                                                          FORWARD
                                                                         CURRENCY        SWAP
                                                               TOTAL   CONTRACTS (1) CONTRACTS (2)
                                                             --------  ------------- -------------
DFA Two-Year Global Fixed Income Portfolio.................. $ 41,380    $ 41,380          --
DFA Selectively Hedged Global Fixed Income Portfolio........   17,493      17,493          --
DFA Five-Year Global Fixed Income Portfolio.................  417,713     417,713          --
DFA World ex U.S. Government Fixed Income Portfolio.........   34,814      34,814          --
DFA Short-Term Extended Quality Portfolio...................   51,999      51,999          --
DFA Targeted Credit Portfolio...............................    7,405       7,405          --
DFA Global Core Plus Fixed Income Portfolio.................   10,605      10,605          --
DFA Investment Grade Portfolio..............................    9,608       9,608          --
DFA Short-Duration Real Return Portfolio....................   15,008      14,431        $577
DFA Municipal Real Return Portfolio.........................       34          --          34
DFA California Municipal Real Return Portfolio..............      (21)         --         (21)

                                                               CHANGE IN UNREALIZED APPRECIATION
                                                                 (DEPRECIATION) ON DERIVATIVES
                                                             -------------------------------------
                                                                           FORWARD
                                                                          CURRENCY        SWAP
                                                               TOTAL    CONTRACTS (3) CONTRACTS (4)
                                                             ---------  ------------- -------------
DFA Two-Year Global Fixed Income Portfolio.................. $  (1,210)   $  (1,210)          --
DFA Selectively Hedged Global Fixed Income Portfolio........    (2,215)      (2,215)          --
DFA Five-Year Global Fixed Income Portfolio.................  (113,641)    (113,641)          --
DFA World ex U.S. Government Fixed Income Portfolio.........   (12,527)     (12,527)          --
DFA Short-Term Extended Quality Portfolio...................    (7,651)      (7,651)          --
DFA Targeted Credit Portfolio...............................    (2,845)      (2,845)          --
DFA Global Core Plus Fixed Income Portfolio.................    (4,689)      (4,689)          --
DFA Investment Grade Portfolio..............................    (1,355)      (1,355)          --
DFA Short-Duration Real Return Portfolio....................   (15,946)      (4,155)    $(11,791)
DFA Municipal Real Return Portfolio.........................    (9,879)          --       (9,879)
DFA California Municipal Real Return Portfolio..............    (1,286)          --       (1,286)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The Portfolios are subject to master netting agreements ("MNA") with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA's are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA's contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of April 30, 2019 (amounts in thousands):

                                                        GROSS AMOUNTS NOT
                                              NET         OFFSET IN THE
                                            AMOUNTS    STATEMENTS OF ASSETS
                                           OF ASSETS     AND LIABILITIES
                                           PRESENTED  ----------------------
                                            IN THE                                      GROSS
                                 GROSS    STATEMENTS                                 AMOUNTS OF
                               AMOUNTS OF  OF ASSETS   FINANCIAL     CASH     NET    RECOGNIZED
                               RECOGNIZED     AND     INSTRUMENTS COLLATERAL AMOUNT  LIABILITIES
DESCRIPTION                    ASSETS (A) LIABILITIES     (B)      RECEIVED   (C)        (A)
-----------                    ---------- ----------- ----------- ---------- ------- -----------
                                                      ASSETS
                               ----------------------------------------------------- -----------
DFA TWO-YEAR GLOBAL FIXED
  INCOME PORTFOLIO
Citibank, N.A.................  $ 3,355     $ 3,355          --       --     $ 3,355       --
State Street Bank and Trust...    5,904       5,904     $   (99)      --       5,805   $  100
JP Morgan.....................    3,471       3,471         (65)      --       3,406       65
UBS AG........................       --          --          --       --          --        8
Bank of America Corp..........      740         740          --       --         740       --
National Australia Bank Ltd...       --          --          --       --          --       68
Barclays Capital..............       --          --          --       --          --       20
HSBC Bank.....................      689         689        (689)      --          --      731
ANZ Securities................      292         292        (292)      --          --      300
                                -------     -------     -------       --     -------   ------
Total.........................  $14,451     $14,451     $(1,145)      --     $13,306   $1,292
                                =======     =======     =======       ==     =======   ======

                                   NET       GROSS AMOUNTS NOT
                                 AMOUNTS       OFFSET IN THE
                                   OF       STATEMENTS OF ASSETS
                               LIABILITIES    AND LIABILITIES
                                PRESENTED  ----------------------
                                 IN THE
                               STATEMENTS
                                OF ASSETS   FINANCIAL     CASH     NET
                                   AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                    LIABILITIES     (D)      PLEDGED    (E)
-----------                    ----------- ----------- ---------- ------
                                         LIABILITIES
                               ------------------------------------------
DFA TWO-YEAR GLOBAL FIXED
  INCOME PORTFOLIO
Citibank, N.A.................       --           --       --        --
State Street Bank and Trust...   $  100      $  (100)      --        --
JP Morgan.....................       65          (65)      --        --
UBS AG........................        8           --       --      $  8
Bank of America Corp..........       --           --       --        --
National Australia Bank Ltd...       68           --       --        68
Barclays Capital..............       20           --       --        20
HSBC Bank.....................      731         (688)      --        43
ANZ Securities................      300         (292)      --         8
                                 ------      -------       --      ----
Total.........................   $1,292      $(1,145)      --      $147
                                 ======      =======       ==      ====

                                                        GROSS AMOUNTS NOT
                                              NET         OFFSET IN THE
                                            AMOUNTS    STATEMENTS OF ASSETS
                                           OF ASSETS     AND LIABILITIES
                                           PRESENTED  ----------------------
                                            IN THE                                       GROSS
                                 GROSS    STATEMENTS                                  AMOUNTS OF
                               AMOUNTS OF  OF ASSETS   FINANCIAL     CASH      NET    RECOGNIZED
                               RECOGNIZED     AND     INSTRUMENTS COLLATERAL  AMOUNT  LIABILITIES
DESCRIPTION                    ASSETS (A) LIABILITIES     (B)      RECEIVED    (C)        (A)
-----------                    ---------- ----------- ----------- ---------- -------- -----------
                                                       ASSETS
                               ------------------------------------------------------ -----------
DFA SELECTIVELY HEDGED GLOBAL
  FIXED INCOME PORTFOLIO
State Street Bank and Trust...  $  3,344   $  3,344     $   (61)      --     $  3,283   $   61
Citibank, N.A.................         4          4          (4)      --           --      380
Bank of America Corp..........         7          7          --       --            7       --
Royal Bank of Scotland........       409        409          --       --          409       --
JP Morgan.....................       437        437        (437)      --           --      460
                                --------   --------     -------       --     --------   ------
Total.........................  $  4,201   $  4,201     $  (502)      --     $  3,699   $  901
                                ========   ========     =======       ==     ========   ======
DFA FIVE-YEAR GLOBAL FIXED
  INCOME PORTFOLIO
Citibank, N.A.................  $ 39,581   $ 39,581     $(4,902)      --     $ 34,679   $4,902
JP Morgan.....................    18,720     18,720        (659)      --       18,061      659
State Street Bank and Trust...    35,821     35,821      (1,307)      --       34,514    1,307
Bank of America Corp..........     4,266      4,266        (179)      --        4,087      179
HSBC Bank.....................     1,453      1,453        (324)      --        1,129      324
UBS AG........................    10,136     10,136        (277)      --        9,859      277
National Australia Bank Ltd...     1,477      1,477        (123)      --        1,354      123
Barclays Capital..............     9,337      9,337          --       --        9,337       --
Morgan Stanley and Co.
  International...............       546        546          --       --          546       --
ANZ Securities................       298        298        (298)      --           --      307
                                --------   --------     -------       --     --------   ------
Total.........................  $121,635   $121,635     $(8,069)      --     $113,566   $8,078
                                ========   ========     =======       ==     ========   ======
DFA WORLD EX U.S. GOVERNMENT
  FIXED INCOME PORTFOLIO
State Street Bank and Trust...  $  4,523   $  4,523     $   (33)      --     $  4,490   $   33
Citibank, N.A.................       738        738        (738)      --           --    1,318
National Australia Bank Ltd...       171        171          (6)      --          165        6
UBS AG........................     1,581      1,581         (40)      --        1,541       40
Bank of America Corp..........        39         39         (38)      --            1       38
JP Morgan.....................        --         --          --       --           --       92
                                --------   --------     -------       --     --------   ------
Total.........................  $  7,052   $  7,052     $  (855)      --     $  6,197   $1,527
                                ========   ========     =======       ==     ========   ======
DFA SHORT-TERM EXTENDED
  QUALITY PORTFOLIO
State Street Bank and Trust...  $  6,580   $  6,580     $  (143)      --     $  6,437   $  143
Citibank, N.A.................     1,798      1,798          (1)      --        1,797       --
UBS AG........................     2,061      2,061        (196)      --        1,865      196
Bank of America Corp..........     1,389      1,389          --       --        1,389       --
Barclays Capital..............     1,932      1,932          --       --        1,932       --
HSBC Bank.....................         4          4          (4)      --           --        4
National Australia Bank Ltd...        70         70         (70)      --           --       82
                                --------   --------     -------       --     --------   ------
Total.........................  $ 13,834   $ 13,834     $  (414)      --     $ 13,420   $  425
                                ========   ========     =======       ==     ========   ======
DFA TARGETED CREDIT PORTFOLIO
State Street Bank and Trust...  $  1,384   $  1,384     $  (332)      --     $  1,052   $  332
National Australia Bank Ltd...        35         35          --       --           35       --
Citibank, N.A.................        --         --          --       --           --       57
                                --------   --------     -------       --     --------   ------
Total.........................  $  1,419   $  1,419     $  (332)      --     $  1,087   $  389
                                ========   ========     =======       ==     ========   ======

                                   NET       GROSS AMOUNTS NOT
                                 AMOUNTS       OFFSET IN THE
                                   OF       STATEMENTS OF ASSETS
                               LIABILITIES    AND LIABILITIES
                                PRESENTED  ----------------------
                                 IN THE
                               STATEMENTS
                                OF ASSETS   FINANCIAL     CASH     NET
                                   AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                    LIABILITIES     (D)      PLEDGED    (E)
-----------                    ----------- ----------- ---------- ------
                                         LIABILITIES
                               ------------------------------------------
DFA SELECTIVELY HEDGED GLOBAL
  FIXED INCOME PORTFOLIO
State Street Bank and Trust...   $   61      $   (61)      --        --
Citibank, N.A.................      380           (4)      --      $376
Bank of America Corp..........       --           --       --        --
Royal Bank of Scotland........       --           --       --        --
JP Morgan.....................      460         (437)      --        23
                                 ------      -------       --      ----
Total.........................   $  901      $  (502)      --      $399
                                 ======      =======       ==      ====
DFA FIVE-YEAR GLOBAL FIXED
  INCOME PORTFOLIO
Citibank, N.A.................   $4,902      $(4,902)      --        --
JP Morgan.....................      659         (659)      --        --
State Street Bank and Trust...    1,307       (1,307)      --        --
Bank of America Corp..........      179         (179)      --        --
HSBC Bank.....................      324         (324)      --        --
UBS AG........................      277         (277)      --        --
National Australia Bank Ltd...      123         (123)      --        --
Barclays Capital..............       --           --       --        --
Morgan Stanley and Co.
  International...............       --           --       --        --
ANZ Securities................      307         (298)      --      $  9
                                 ------      -------       --      ----
Total.........................   $8,078      $(8,069)      --      $  9
                                 ======      =======       ==      ====
DFA WORLD EX U.S. GOVERNMENT
  FIXED INCOME PORTFOLIO
State Street Bank and Trust...   $   33      $   (33)      --        --
Citibank, N.A.................    1,318         (738)      --      $580
National Australia Bank Ltd...        6           (6)      --        --
UBS AG........................       40          (40)      --        --
Bank of America Corp..........       38          (38)      --        --
JP Morgan.....................       92           --       --        92
                                 ------      -------       --      ----
Total.........................   $1,527      $  (855)      --      $672
                                 ======      =======       ==      ====
DFA SHORT-TERM EXTENDED
  QUALITY PORTFOLIO
State Street Bank and Trust...   $  143      $  (143)      --        --
Citibank, N.A.................       --           --       --        --
UBS AG........................      196         (196)      --        --
Bank of America Corp..........       --           --       --        --
Barclays Capital..............       --           --       --        --
HSBC Bank.....................        4           (4)      --        --
National Australia Bank Ltd...       82          (70)      --      $ 12
                                 ------      -------       --      ----
Total.........................   $  425      $  (413)      --      $ 12
                                 ======      =======       ==      ====
DFA TARGETED CREDIT PORTFOLIO
State Street Bank and Trust...   $  332      $  (332)      --        --
National Australia Bank Ltd...       --           --       --        --
Citibank, N.A.................       57           --       --      $ 57
                                 ------      -------       --      ----
Total.........................   $  389      $  (332)      --      $ 57
                                 ======      =======       ==      ====

                                                        GROSS AMOUNTS NOT
                                              NET         OFFSET IN THE
                                            AMOUNTS    STATEMENTS OF ASSETS
                                           OF ASSETS     AND LIABILITIES
                                           PRESENTED  ----------------------
                                            IN THE                                     GROSS
                                 GROSS    STATEMENTS                                AMOUNTS OF
                               AMOUNTS OF  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED
                               RECOGNIZED     AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES
DESCRIPTION                    ASSETS (A) LIABILITIES     (B)      RECEIVED   (C)       (A)
-----------                    ---------- ----------- ----------- ---------- ------ -----------
                                                      ASSETS
                               ---------------------------------------------------- -----------
DFA GLOBAL CORE PLUS FIXED
  INCOME PORTFOLIO
State Street Bank and Trust...   $1,527     $1,527      $   (45)      --     $1,482   $   45
Citibank, N.A.................    1,343      1,343         (107)      --      1,236      107
                                 ------     ------      -------       --     ------   ------
Total.........................   $2,870     $2,870      $  (152)      --     $2,718   $  152
                                 ======     ======      =======       ==     ======   ======
DFA INVESTMENT GRADE PORTFOLIO
Bank of America Corp..........   $  617     $  617           --       --     $  617       --
State Street Bank and Trust...    2,175      2,175           --       --      2,175       --
National Australia Bank Ltd...      107        107           --       --        107       --
                                 ------     ------      -------       --     ------   ------
Total.........................   $2,899     $2,899           --       --     $2,899       --
                                 ======     ======      =======       ==     ======   ======
DFA SHORT-DURATION REAL
  RETURN PORTFOLIO
Citibank, N.A.................   $4,259     $4,259      $(2,119)      --     $2,140   $2,119
Bank of America Corp..........    2,234      2,234       (2,234)      --         --    2,720
Deutsche Bank AG, London
  Branch......................      346        346         (346)      --         --      457
Deutsche Bank AG..............      161        161         (161)      --         --    4,358
                                 ------     ------      -------       --     ------   ------
Total.........................   $7,000     $7,000      $(4,860)      --     $2,140   $9,654
                                 ======     ======      =======       ==     ======   ======
DFA MUNICIPAL REAL RETURN
  PORTFOLIO
Bank of America Corp..........   $3,666     $3,666      $(3,317)      --     $  349   $3,317
Citibank, N.A.................    4,389      4,389       (1,686)      --      2,703    1,686
                                    290        290           --       --        290       --
                                 ------     ------      -------       --     ------   ------
Total.........................   $8,345     $8,345      $(5,003)      --     $3,342   $5,003
                                 ======     ======      =======       ==     ======   ======
DFA CALIFORNIA MUNICIPAL REAL
  RETURN PORTFOLIO
Bank of America Corp..........   $   23     $   23      $   (23)      --         --   $  350
Citibank, N.A.................       24         24          (24)      --         --      748
Merrill Lynch Capital
  Services, Inc...............       --         --           --       --         --       97
                                 ------     ------      -------       --     ------   ------
Total.........................   $   47     $   47      $   (47)      --         --   $1,195
                                 ======     ======      =======       ==     ======   ======

                                   NET       GROSS AMOUNTS NOT
                                 AMOUNTS       OFFSET IN THE
                                   OF       STATEMENTS OF ASSETS
                               LIABILITIES    AND LIABILITIES
                                PRESENTED  ----------------------
                                 IN THE
                               STATEMENTS
                                OF ASSETS   FINANCIAL     CASH     NET
                                   AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION                    LIABILITIES     (D)      PLEDGED    (E)
-----------                    ----------- ----------- ---------- ------
                                         LIABILITIES
                               ------------------------------------------
DFA GLOBAL CORE PLUS FIXED
  INCOME PORTFOLIO
State Street Bank and Trust...   $   45      $   (45)      --         --
Citibank, N.A.................      107         (107)      --         --
                                 ------      -------       --     ------
Total.........................   $  152      $  (152)      --         --
                                 ======      =======       ==     ======
DFA INVESTMENT GRADE PORTFOLIO
Bank of America Corp..........       --           --       --         --
State Street Bank and Trust...       --           --       --         --
National Australia Bank Ltd...       --           --       --         --
                                 ------      -------       --     ------
Total.........................       --           --       --         --
                                 ======      =======       ==     ======
DFA SHORT-DURATION REAL
  RETURN PORTFOLIO
Citibank, N.A.................   $2,119      $(2,119)      --         --
Bank of America Corp..........    2,720       (2,234)      --     $  486
Deutsche Bank AG, London
  Branch......................      457         (346)      --        111
Deutsche Bank AG..............    4,358         (161)      --      4,197
                                 ------      -------       --     ------
Total.........................   $9,654      $(4,860)      --     $4,794
                                 ======      =======       ==     ======
DFA MUNICIPAL REAL RETURN
  PORTFOLIO
Bank of America Corp..........   $3,317      $(3,317)      --         --
Citibank, N.A.................    1,686       (1,686)      --         --
                                     --           --       --         --
                                 ------      -------       --     ------
Total.........................   $5,003      $(5,003)      --         --
                                 ======      =======       ==     ======
DFA CALIFORNIA MUNICIPAL REAL
  RETURN PORTFOLIO
Bank of America Corp..........   $  350      $   (23)      --     $  327
Citibank, N.A.................      748          (24)      --        724
Merrill Lynch Capital
  Services, Inc...............       97           --       --         97
                                 ------      -------       --     ------
Total.........................   $1,195      $   (47)      --     $1,148
                                 ======      =======       ==     ======

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note I contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   There were no borrowings by the Portfolios under the lines of credit during the six months ended April 30, 2019.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

I. SECURITIES LENDING:

   As of April 30, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The following Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

                                                 NON-CASH
                                                COLLATERAL
                                                  MARKET
                                                  VALUE
                                                ----------
                     DFA One-Year Fixed Income
                       Portfolio...............  $10,514

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                        REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                      AS OF APRIL 30, 2019
                                                      -----------------------------------------------------
                                                      OVERNIGHT AND            BETWEEN
                                                       CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                      ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
DFA ONE-YEAR FIXED INCOME PORTFOLIO
   Agency Obligations, Bonds, U.S. Treasury
     Obligations.....................................   $113,629       --         --         --    $113,629
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
   Bonds, U.S. Treasury Obligations..................     11,861       --         --         --      11,861
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
   Bonds.............................................      7,344       --         --         --       7,344
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
   Bonds.............................................     10,532       --         --         --      10,532
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
   Bonds.............................................     82,411       --         --         --      82,411
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
   Agency Obligations, Bonds.........................    125,198       --         --         --     125,198
DFA TARGETED CREDIT PORTFOLIO
   Bonds.............................................     15,692       --         --         --      15,692
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
   Bonds.............................................     41,770       --         --         --      41,770
DFA INVESTMENT GRADE PORTFOLIO
   Agency Obligations, Bonds.........................    519,020       --         --         --     519,020
DFA SHORT-DURATION REAL RETURN PORTFOLIO
   Bonds.............................................     24,761       --         --         --      24,761

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

L. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                            APPROXIMATE
                                                             PERCENTAGE
                                               NUMBER OF   OF OUTSTANDING
                                              SHAREHOLDERS     SHARES
                                              ------------ --------------
DFA One-Year Fixed Income Portfolio..........      4             70%
DFA Two-Year Global Fixed Income Portfolio...      4             78%
DFA Selectively Hedged Global Fixed Income
  Portfolio..................................      3             84%
DFA Five-Year Global Fixed Income Portfolio..      3             76%
DFA World ex U.S. Government Fixed Income
  Portfolio..................................      4             74%
DFA Short-Term Government Portfolio..........      5             82%
DFA Intermediate Government Fixed Income
  Portfolio..................................      4             84%
DFA Short-Term Extended Quality Portfolio....      4             80%
DFA Intermediate-Term Extended Quality
  Portfolio..................................      5             78%
DFA Targeted Credit Portfolio................      3             86%
DFA Global Core Plus Fixed Income Portfolio..      4             94%
DFA Investment Grade Portfolio...............      4             87%
DFA Diversified Fixed Income Portfolio.......      3             99%
DFA LTIP Portfolio...........................      6             94%

                                                             APPROXIMATE
                                                              PERCENTAGE
                                                NUMBER OF   OF OUTSTANDING
                                               SHAREHOLDERS     SHARES
                                               ------------ --------------
DFA Inflation-Protected Securities Portfolio..      3             48%
DFA Short-Duration Real Return Portfolio......      3             81%
DFA Municipal Real Return Portfolio...........      3             92%
DFA California Municipal Real Return Portfolio      3             97%
DFA Municipal Bond Portfolio..................      4             96%
DFA Short-Term Municipal Bond Portfolio.......      5             90%
DFA Intermediate-Term Municipal Bond Portfolio      4             86%
DFA California Short-Term Municipal Bond
  Portfolio...................................      3             90%
DFA California Intermediate-Term Municipal
  Bond Portfolio..............................      4             97%
DFA NY Municipal Bond Portfolio...............      3             95%
DFA MN Municipal Bond Portfolio...............      1             92%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolio paid distributions to shareholders of record, a portion of which is estimated to be in excess of the Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                      ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                                      --------------------------------------------
                                                       NET INCOME FOR      ACCUMULATED
                                                       THE CURRENT OR     UNDISTRIBUTED
                                                          PRECEDING        NET PROFITS    PAID-IN
                                                        FISCAL YEAR,      FROM THE SALE   SURPLUS
                                                       AND ACCUMULATED    OF SECURITIES   OR OTHER
                                                      UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                             INCOME          PROPERTIES      SOURCE
--------------                                        -----------------   -------------   --------
DFA One-Year Fixed Income Portfolio
  December 17, 2018..................................        63%                0%           37%
DFA Two-Year Global Fixed Income Portfolio
  December 17, 2018..................................        82%                0%           18%
DFA Selectively Hedged Global Fixed Income Portfolio
  December 17, 2018..................................        83%                0%           17%
DFA Five-Year Global Fixed Income Portfolio
  December 17, 2018..................................        63%                0%           37%
DFA World ex U.S. Government Fixed Income Portfolio
  December 17, 2018..................................        78%                0%           22%
DFA Short-Term Government Portfolio
  December 17, 2018..................................        85%                0%           15%
DFA Intermediate Government Fixed Income Portfolio
  December 17, 2018..................................        86%                0%           14%
DFA Short-Term Extended Quality Portfolio
  December 17, 2018..................................        76%                0%           24%
DFA Intermediate-Term Extended Quality Portfolio
  December 17, 2018..................................        66%                0%           34%
DFA Targeted Credit Portfolio
  December 17, 2018..................................        49%                0%           51%
DFA Global Core Plus Fixed Income Portfolio
  December 18, 2018..................................        76%                0%           24%
DFA Investment Grade Portfolio
  December 18, 2018..................................        84%                0%           16%
DFA Diversified Fixed Income Portfolio
  December 18, 2018..................................        99%                0%            1%
DFA LTIP Portfolio
  December 17, 2018..................................        87%                0%           13%
DFA Inflation-Protected Securities Portfolio
  December 17, 2018..................................        90%                0%           10%
DFA Short-Duration Real Return Portfolio
  December 18, 2018..................................        83%                0%           17%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                      BEGINNING  ENDING               EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                        VALUE    VALUE     EXPENSE     DURING
                                      11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                      --------- --------- ---------- ----------
 DFA TWO-YEAR FIXED INCOME PORTFOLIO
 -----------------------------------
 Actual Fund Return.................. $1,000.00 $1,017.80    0.23%     $1.15
 Hypothetical 5% Annual Return....... $1,000.00 $1,023.65    0.23%     $1.15

 DFA TWO-YEAR GOVERNMENT PORTFOLIO
 ---------------------------------
 Actual Fund Return.................. $1,000.00 $1,015.60    0.23%     $1.15

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                   BEGINNING  ENDING               EXPENSES
                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                     VALUE    VALUE     EXPENSE     DURING
                                   11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                   --------- --------- ---------- ----------
    Hypothetical 5% Annual Return. $1,000.00 $1,023.65    0.23%     $1.15

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

                      DFA TWO-YEAR FIXED INCOME PORTFOLIO

      Corporate...................................................  15.8%
      Government..................................................   2.6%
      Foreign Corporate...........................................  29.9%
      Foreign Government..........................................  34.8%
      Supranational...............................................  16.9%
                                                                   -----
                                                                   100.0%

                       DFA TWO-YEAR GOVERNMENT PORTFOLIO

      Government.................................................. 100.0%
                                                                   -----
                                                                   100.0%

                      DFA TWO-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  FACE
                                                                 AMOUNT   VALUE+
                                                                 ------ ----------
                                                                 (000)
AGENCY OBLIGATIONS -- (1.1%)
Federal Farm Credit Banks, Floating Rate Note, 1M USD LIBOR +
  0.045%, FRN
(r)      2.522%, 04/16/21.....................................   1,450  $1,449,169
                                                                        ----------
BONDS -- (85.2%)
African Development Bank
         1.875%, 03/16/20.....................................   2,500   2,487,781
Agence Francaise de Developpement
         1.625%, 01/21/20.....................................   1,934   1,921,356
         1.875%, 09/14/20.....................................   1,000     991,139
Amazon.com, Inc.
         1.900%, 08/21/20.....................................     500     496,201
ANZ New Zealand International Ltd.
         2.600%, 09/23/19.....................................     700     699,653
Apple, Inc.
         1.900%, 02/07/20.....................................   1,054   1,048,807
Asian Development Bank
         1.625%, 05/05/20.....................................   2,950   2,927,137
Australia & New Zealand Banking Group, Ltd.
         1.600%, 07/15/19.....................................     750     748,517
(OMEGA)  2.250%, 12/19/19.....................................     400     398,938
Bank of Montreal
         2.100%, 06/15/20.....................................   2,500   2,486,476
         3.100%, 07/13/20.....................................     725     729,210
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)      3.051%, 06/15/20.....................................     500     502,015
Bank of Nova Scotia (The)
         2.350%, 10/21/20.....................................   1,850   1,841,699
#        4.375%, 01/13/21.....................................      99     101,828
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)      2.879%, 01/08/21.....................................   1,000   1,001,248
BNG Bank NV
         1.625%, 11/25/19.....................................     250     248,749
(OMEGA)  2.500%, 02/28/20.....................................   1,850   1,850,083
         2.500%, 02/28/20.....................................     700     700,031
         1.750%, 03/24/20.....................................     594     590,138
         1.750%, 10/05/20.....................................     300     297,087
Caisse d'Amortissement de la Dette Sociale
         2.000%, 04/17/20.....................................   1,250   1,244,387

                                                                  FACE
                                                                 AMOUNT   VALUE+
                                                                 ------ ----------
                                                                 (000)
         1.875%, 07/28/20.....................................   1,500  $1,489,521
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M
  USD LIBOR + 0.180%, FRN
(r)      2.657%, 04/06/20.....................................   1,500   1,499,739
Chevron Corp.
         1.991%, 03/03/20.....................................   2,750   2,736,839
Cisco Systems, Inc.
         4.450%, 01/15/20.....................................     250     253,114
Cooperatieve Rabobank UA
(OMEGA)  4.750%, 01/15/20.....................................     500     507,149
Council Of Europe Development Bank
         1.875%, 01/27/20.....................................     750     746,585
         1.625%, 03/10/20.....................................   1,381   1,371,201
CPPIB Capital, Inc.
         2.375%, 01/29/21.....................................   1,000     998,966
Dexia Credit Local SA
         1.875%, 01/29/20.....................................   1,500   1,492,736
Equinor ASA
         2.250%, 11/08/19.....................................   1,463   1,459,016
         2.900%, 11/08/20.....................................     500     502,393
Erste Abwicklungsanstalt
         2.500%, 03/13/20.....................................     600     599,700
EUROFIMA
         1.750%, 05/29/20.....................................     990     982,372
European Bank for Reconstruction & Development
         1.625%, 05/05/20.....................................     500     495,936
European Investment Bank
         1.750%, 05/15/20.....................................   1,150   1,142,153
European Stability Mechanism
(OMEGA)  3.000%, 10/23/20.....................................     500     504,272
Export Development Canada
#        1.750%, 07/21/20.....................................     400     396,850
FMS Wertmanagement
         1.750%, 05/15/20.....................................     600     595,500
Inter-American Development Bank
         1.625%, 05/12/20.....................................   1,070   1,060,973
         1.875%, 06/16/20.....................................   1,250   1,242,503
Inter-American Development Bank, 3M USD LIBOR + 0.220%, FRN
(r)      2.817%, 10/15/20.....................................   1,000   1,003,120

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                  FACE
                                                                 AMOUNT   VALUE+
                                                                 ------ ----------
                                                                 (000)
International Bank for Reconstruction & Development
         1.875%, 04/21/20.....................................     500  $  497,340
         1.625%, 09/04/20.....................................   1,362   1,348,821
Kommunalbanken A.S.
(OMEGA)  2.500%, 04/17/20.....................................     250     250,091
         2.500%, 04/17/20.....................................     750     750,262
         1.750%, 09/15/20.....................................   1,100   1,089,586
         1.375%, 10/26/20.....................................     500     492,229
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR +
  0.330%, FRN
(r)      2.944%, 06/16/20.....................................     500     501,785
Kommunekredit
         1.625%, 06/12/20.....................................   2,781   2,754,572
Kommuninvest I Sverige AB
         1.750%, 03/19/20.....................................     500     496,667
         2.500%, 06/01/20.....................................   1,000   1,000,330
         1.625%, 09/01/20.....................................     500     494,448
(OMEGA)  1.625%, 09/01/20.....................................     500     494,474
         2.750%, 10/22/20.....................................     500     502,214
Kreditanstalt fuer Wiederaufbau
         1.750%, 03/31/20.....................................   1,000     993,214
         1.500%, 04/20/20.....................................     800     792,764
         1.625%, 05/29/20.....................................     352     348,976
         1.875%, 06/30/20.....................................     250     248,507
         2.750%, 07/15/20.....................................   1,150   1,154,803
Merck & Co., Inc.
         1.850%, 02/10/20.....................................   1,989   1,978,921
(r)      3.072%, 02/10/20.....................................     970     972,493
Municipality Finance P.L.C.
         1.500%, 03/23/20.....................................     968     959,346
National Australia Bank, Ltd.
         2.250%, 07/01/19.....................................   1,250   1,249,217
         2.250%, 01/10/20.....................................     500     498,578
Nederlandse Waterschapsbank NV
         1.625%, 03/04/20.....................................     500     496,342
Nestle Holdings, Inc.
         2.125%, 01/14/20.....................................   1,219   1,215,113
Nordea Bank Abp
(OMEGA)  1.625%, 09/30/19.....................................     500     497,837
Nordic Investment Bank
         2.500%, 04/28/20.....................................   2,550   2,550,884
         1.500%, 09/29/20.....................................     397     391,961
Novartis Capital Corp.
         1.800%, 02/14/20.....................................   2,335   2,322,306
         4.400%, 04/24/20.....................................     464     472,081
NRW Bank
         1.750%, 08/17/20.....................................     189     187,181

                                                                     FACE
                                                                    AMOUNT   VALUE+
                                                                    ------ ----------
                                                                    (000)
NRW Bank, 3M USD LIBOR + 0.040%, FRN
(r)         2.778%, 02/08/21.....................................   1,200  $1,199,880
Oesterreichische Kontrollbank AG
            1.750%, 01/24/20.....................................     250     248,733
            1.375%, 02/10/20.....................................     200     198,390
            1.500%, 10/21/20.....................................     500     493,089
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M USD
  LIBOR + 0.010%, FRN
(r)         2.621%, 09/15/20.....................................   1,000     999,790
Oracle Corp.
            2.250%, 10/08/19.....................................   1,250   1,247,636
#           3.875%, 07/15/20.....................................     285     289,797
Province of Alberta Canada
            1.900%, 12/06/19.....................................   2,700   2,689,850
Province of Ontario Canada
            4.400%, 04/14/20.....................................   2,350   2,390,300
            1.875%, 05/21/20.....................................   1,000     993,819
Province of Quebec Canada
            3.500%, 07/29/20.....................................   2,471   2,502,097
Roche Holdings, Inc., Floating Rate Note, 3M USD LIBOR + 0.340%,
  FRN
(r)(OMEGA)  2.941%, 09/30/19.....................................     300     300,389
Royal Bank of Canada
            2.150%, 10/26/20.....................................   2,510   2,493,964
            2.350%, 10/30/20.....................................     981     976,662
Shell International Finance BV
            4.300%, 09/22/19.....................................     500     503,058
            4.375%, 03/25/20.....................................     946     960,553
            2.125%, 05/11/20.....................................   1,360   1,353,345
Shell International Finance BV, 3M USD LIBOR + 0.450%, FRN
(r)         3.147%, 05/11/20.....................................     612     614,549
State of North Rhine-Westphalia Germany
            1.625%, 01/22/20.....................................   1,500   1,490,316
Svensk Exportkredit AB
            1.750%, 05/18/20.....................................   2,100   2,083,411
            1.875%, 06/23/20.....................................     500     496,739
            2.750%, 10/07/20.....................................     700     702,815
Toronto-Dominion Bank (The)
            3.000%, 06/11/20.....................................   2,839   2,851,584
            1.850%, 09/11/20.....................................     500     495,378
Total Capital SA
            4.450%, 06/24/20.....................................   2,499   2,550,722
Toyota Motor Credit Corp.
            2.200%, 01/10/20.....................................   1,854   1,852,535
            2.150%, 03/12/20.....................................   1,263   1,259,798

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT    VALUE+
                                                                ------ ------------
                                                                (000)
Toyota Motor Credit Corp., 3M USD LIBOR + 0.170%, FRN
(r)      2.785%, 09/18/20....................................     400  $    400,260
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR
  + 0.540%, FRN
(r)      3.128%, 01/08/21....................................     191       192,034
Walmart, Inc.
         2.850%, 06/23/20....................................     590       592,390
                                                                       ------------
TOTAL BONDS..................................................           107,820,344
                                                                       ------------
U.S. TREASURY OBLIGATIONS -- (1.2%)
U.S. Treasury Notes
         1.250%, 08/31/19....................................   1,500     1,493,731
                                                                       ------------
CERTIFICATES OF DEPOSIT -- (0.4%)
Bank of Nova Scotia, Floating Rate Note, 3M USD LIBOR +
  0.280%, FRN
(r)      2.893%, 09/21/20....................................     500       500,200
                                                                       ------------
TOTAL INVESTMENT SECURITIES..................................           111,263,444
                                                                       ------------
COMMERCIAL PAPER -- (11.5%)
Caisse Des Depots ET
(OMEGA)  2.551%, 07/05/19....................................   1,000       995,398
(OMEGA)  2.572%, 07/22/19....................................   2,500     2,485,371
(OMEGA)  Erste Abwicklungsanstalt 2.597%, 06/03/19...........     500       498,836
         European Investment Bank 2.552%, 07/09/19...........   1,000       995,145
Landesbank Hessen-Thuringen
(OMEGA)  2.550%, 07/01/19....................................   1,000       995,706

                                                               FACE
                                                              AMOUNT     VALUE+
                                                              ------- ------------
                                                              (000)
(OMEGA)  2.551%, 07/15/19..................................     1,000 $    994,699
(OMEGA)  Nederlandse Waterschapsbank NV 2.569%, 06/24/19...       700      697,302
NRW Bank
(OMEGA)  2.572%, 07/10/19..................................     1,000      995,060
(OMEGA)  2.571%, 07/22/19..................................     1,000      994,188
(OMEGA)  Oversea-Chinese Banking Corp., Ltd.
           2.571%, 07/03/19................................     1,000      995,479
(OMEGA)  Pfizer, Inc. 2.470%, 07/01/19.....................       660      657,191
Sanofi
(OMEGA)  2.550%, 06/27/19..................................     1,000      996,009
(OMEGA)  2.540%, 06/28/19..................................     1,250    1,244,924
Total Capital Canada, Ltd.
(OMEGA)  2.561%, 07/10/19..................................       500      497,508
(OMEGA)  2.480%, 07/16/19..................................       500      497,293
                                                                      ------------
TOTAL COMMERCIAL PAPER.....................................             14,540,109
                                                                      ------------
                                                              SHARES
                                                              -------
TEMPORARY CASH INVESTMENTS -- (0.2%)
         State Street Institutional U.S. Government Money
         Market Fund 2.370%................................   284,774      284,774
                                                                      ------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)     The DFA Short Term Investment Fund................    43,702      505,677
                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $126,301,909)......................................           $126,594,004
                                                                      ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Agency Obligations...................   --    $  1,449,169   --    $  1,449,169
Bonds................................   --     107,820,344   --     107,820,344
U.S. Treasury Obligations............   --       1,493,731   --       1,493,731
Certificates of Deposit..............   --         500,200   --         500,200
Commercial Paper.....................   --      14,540,109   --      14,540,109

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ------------------------------------------
                                     LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                     -------- ------------ ------- ------------
Temporary Cash Investments.......... $284,774           --   --    $    284,774
Securities Lending Collateral.......       -- $    505,677   --         505,677
                                     -------- ------------   --    ------------
TOTAL............................... $284,774 $126,309,230   --    $126,594,004
                                     ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       DFA TWO-YEAR GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   FACE
                                                                  AMOUNT^    VALUE+
                                                                  ------- ------------
                                                                   (000)
AGENCY OBLIGATIONS -- (31.4%)
Federal Home Loan Bank
   2.125%, 02/11/20..............................................   5,350 $  5,336,730
   1.875%, 03/13/20..............................................   8,300    8,260,423
   4.125%, 03/13/20..............................................  14,250   14,455,988
   2.375%, 03/30/20..............................................  13,100   13,099,355
                                                                          ------------
TOTAL AGENCY OBLIGATIONS.........................................           41,152,496
                                                                          ------------
U.S. TREASURY OBLIGATIONS -- (68.2%)
U.S. Treasury Bill
   2.410%, 05/07/19..............................................   5,700    5,697,747
   2.370%, 05/16/19..............................................     500      499,501
   2.420%, 06/18/19..............................................     250      249,204
   2.510%, 07/05/19..............................................   3,500    3,484,912
U.S. Treasury Notes
   1.250%, 08/31/19..............................................   1,750    1,742,685
   1.500%, 11/30/19..............................................     500      497,266
   1.625%, 12/31/19..............................................     500      497,227
   1.875%, 12/31/19..............................................   1,500    1,494,258
   1.375%, 01/15/20..............................................   4,100    4,069,891
   1.250%, 01/31/20..............................................   4,600    4,559,570
   1.375%, 02/15/20..............................................  11,200   11,109,875
   1.250%, 02/29/20..............................................  15,150   15,005,010
   1.625%, 03/15/20..............................................   2,250    2,234,707
   1.375%, 03/31/20..............................................   5,450    5,399,119
   2.250%, 03/31/20..............................................     200      199,750
   1.500%, 04/15/20..............................................  28,300   28,063,430
   1.500%, 05/15/20..............................................   4,500    4,459,570
                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS..................................           89,263,722
                                                                          ------------
TOTAL INVESTMENT SECURITIES......................................          130,416,218
                                                                          ------------
                                                                  SHARES
                                                                  -------
TEMPORARY CASH INVESTMENTS -- (0.4%)
   State Street Institutional U.S. Government Money Market Fund
     2.370%...................................................... 486,569      486,569
                                                                          ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $130,841,005)............................................         $130,902,787
                                                                          ============

DFA TWO-YEAR GOVERNMENT PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  -------------------------------------------
                                  LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                  -------- ------------ -------- ------------
   Agency Obligations............       -- $ 41,152,496       -- $ 41,152,496
   U.S. Treasury Obligations.....       --   89,263,722       --   89,263,722
   Temporary Cash Investments.... $486,569           --       --      486,569
                                  -------- ------------ -------- ------------
   TOTAL......................... $486,569 $130,416,218       -- $130,902,787
                                  ======== ============ ======== ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      DFA TWO-YEAR DFA TWO-YEAR
                                                      FIXED INCOME  GOVERNMENT
                                                       PORTFOLIO*   PORTFOLIO
                                                      ------------ ------------
ASSETS:
Investments at Value (including $496 and $0 of
  securities on loan, respectively).................. $    125,804 $    130,416
Temporary Cash Investments at Value & Cost...........          285          487
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $506
  and $0)............................................          506           --
Receivables:
  Investment Securities Sold.........................          510           --
  Dividends and Interest.............................          611          327
  Fund Shares Sold...................................           57           25
Prepaid Expenses and Other Assets....................           20           34
                                                      ------------ ------------
       Total Assets..................................      127,793      131,289
                                                      ------------ ------------
LIABILITIES:
Payables:............................................
  Upon Return of Securities Loaned...................          505           --
  Fund Shares Redeemed...............................           --           68
  Due to Advisor.....................................           16           16
Accrued Expenses and Other Liabilities...............           32           33
                                                      ------------ ------------
       Total Liabilities.............................          553          117
                                                      ------------ ------------
NET ASSETS                                            $    127,240 $    131,172
                                                      ============ ============
Institutional Class Shares -- based on net assets of
  $127,240 and $131,172 and shares outstanding of
  12,756,073 and 13,419,593, respectively............ $       9.97 $       9.77
                                                      ============ ============
NUMBER OF SHARES AUTHORIZED..........................  300,000,000  300,000,000
                                                      ============ ============
Investments at Cost.................................. $    125,511 $    130,354
                                                      ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $    127,239 $    132,404
Total Distributable Earnings (Loss)..................            1       (1,232)
                                                      ------------ ------------
NET ASSETS........................................... $    127,240 $    131,172
                                                      ============ ============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                       DFA TWO-YEAR DFA TWO-YEAR
                                                       FIXED INCOME  GOVERNMENT
                                                        PORTFOLIO#   PORTFOLIO
                                                       ------------ ------------
INVESTMENT INCOME
   Interest...........................................    $1,717       $1,545
   Income from Securities Lending.....................         1           --
                                                          ------       ------
          Total Investment Income.....................     1,718        1,545
                                                          ------       ------
FUND EXPENSES
   Investment Management Fees.........................        96           95
   Accounting & Transfer Agent Fees...................        17           16
   Custodian Fees.....................................         2            1
   Filing Fees........................................        18           23
   Shareholders' Reports..............................         8            8
   Professional Fees..................................         2            2
   Other..............................................         2            2
                                                          ------       ------
          Total Fund Expenses.........................       145          147
                                                          ------       ------
   Net Expenses.......................................       145          147
                                                          ------       ------
   NET INVESTMENT INCOME (LOSS).......................     1,573        1,398
                                                          ------       ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**...................       (44)         (71)
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign Currency.....       851          729
                                                          ------       ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)............       807          658
                                                          ------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................    $2,380       $2,056
                                                          ======       ======

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           DFA TWO-YEAR FIXED       DFA TWO-YEAR
                                                            INCOME PORTFOLIO    GOVERNMENT PORTFOLIO
                                                          --------------------  --------------------
                                                          SIX MONTHS    YEAR    SIX MONTHS    YEAR
                                                             ENDED      ENDED      ENDED      ENDED
                                                            APR 30,    OCT 31,    APR 30,    OCT 31,
                                                             2019       2018       2019       2018
                                                          ----------- --------  ----------- --------
                                                          (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..........................  $  1,573   $  1,902   $  1,398   $  1,992
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................       (44)      (498)       (71)    (1,024)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency........       851       (425)       729       (347)
                                                           --------   --------   --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................     2,380        979      2,056        621
                                                           --------   --------   --------   --------
Distributions:
       Institutional Class Shares........................    (1,516)    (1,635)    (1,319)    (1,767)
                                                           --------   --------   --------   --------
          Total Distributions............................    (1,516)    (1,635)    (1,319)    (1,767)
                                                           --------   --------   --------   --------
Capital Share Transactions (1):
   Shares Issued.........................................    27,137     60,182     28,132     35,971
   Shares Issued in Lieu of Cash Distributions...........     1,517      1,635      1,319      1,767
   Shares Redeemed.......................................   (30,847)   (11,407)   (23,226)   (25,316)
                                                           --------   --------   --------   --------
          Net Increase (Decrease) from Capital
            Share Transactions...........................    (2,193)    50,410      6,225     12,422
                                                           --------   --------   --------   --------
          Total Increase (Decrease) in Net Assets........    (1,329)    49,754      6,962     11,276
NET ASSETS
   Beginning of Period...................................   128,569     78,815    124,210    112,934
                                                           --------   --------   --------   --------
   End of Period.........................................  $127,240   $128,569   $131,172   $124,210
                                                           ========   ========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................     2,726      6,065      2,883      3,689
   Shares Issued in Lieu of Cash Distributions...........       153        165        135        182
   Shares Redeemed.......................................    (3,102)    (1,150)    (2,381)    (2,594)
                                                           --------   --------   --------   --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................      (223)     5,080        637      1,277
                                                           ========   ========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         DFA TWO-YEAR FIXED INCOME PORTFOLIO
                                                             ----------------------------------------------------------
                                                             SIX MONTHS      YEAR     YEAR     YEAR     YEAR     YEAR
                                                                ENDED        ENDED    ENDED    ENDED    ENDED    ENDED
                                                               APR 30,      OCT 31,  OCT 31,  OCT 31,  OCT 31,  OCT 31,
                                                                2019         2018     2017     2016     2015     2014
                                                             -----------   --------  -------  -------  -------  -------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................  $   9.91     $   9.98  $ 10.00  $ 10.02  $ 10.02  $ 10.02
                                                              --------     --------  -------  -------  -------  -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.12         0.19     0.11     0.08     0.04     0.02
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.06        (0.10)   (0.02)   (0.01)    0.02     0.01
                                                              --------     --------  -------  -------  -------  -------
       Total from Investment Operations.....................      0.18         0.09     0.09     0.07     0.06     0.03
                                                              --------     --------  -------  -------  -------  -------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.12)       (0.16)   (0.11)   (0.07)   (0.04)   (0.02)
   Net Realized Gains.......................................        --           --       --    (0.02)   (0.02)   (0.01)
                                                              --------     --------  -------  -------  -------  -------
       Total Distributions..................................     (0.12)       (0.16)   (0.11)   (0.09)   (0.06)   (0.03)
                                                              --------     --------  -------  -------  -------  -------
Net Asset Value, End of Period..............................  $   9.97     $   9.91  $  9.98  $ 10.00  $ 10.02  $ 10.02
                                                              ========     ========  =======  =======  =======  =======
Total Return................................................      1.78%(B)     0.86%    0.92%    0.74%    0.57%    0.31%
                                                              --------     --------  -------  -------  -------  -------
Net Assets, End of Period (thousands).......................  $127,240     $128,569  $78,815  $81,168  $91,779  $98,961
Ratio of Expenses to Average Net Assets.....................      0.23%(C)     0.21%    0.24%    0.29%    0.29%    0.28%
Ratio of Net Investment Income to Average Net Assets........      2.47%(C)     1.92%    1.14%    0.75%    0.43%    0.20%
Portfolio Turnover Rate.....................................        22%(B)       89%     115%      93%     238%     122%
                                                              --------     --------  -------  -------  -------  -------

                                                                            DFA TWO-YEAR GOVERNMENT PORTFOLIO
                                                             --------------------------------------------------------------
                                                             SIX MONTHS      YEAR      YEAR      YEAR      YEAR      YEAR
                                                                ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
                                                               APR 30,      OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                2019         2018      2017      2016      2015      2014
                                                             -----------   --------  --------  --------  --------  --------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................  $   9.72     $   9.81  $   9.88  $   9.90  $   9.92  $   9.91
                                                              --------     --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.11         0.17      0.09      0.05      0.03      0.01
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.04        (0.11)    (0.07)     0.01      0.01      0.03
                                                              --------     --------  --------  --------  --------  --------
       Total from Investment Operations.....................      0.15         0.06      0.02      0.06      0.04      0.04
                                                              --------     --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.10)       (0.15)    (0.09)    (0.05)    (0.03)    (0.01)
   Net Realized Gains.......................................        --           --        --     (0.03)    (0.03)    (0.02)
                                                              --------     --------  --------  --------  --------  --------
       Total Distributions..................................     (0.10)       (0.15)    (0.09)    (0.08)    (0.06)    (0.03)
                                                              --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period..............................  $   9.77     $   9.72  $   9.81  $   9.88  $   9.90  $   9.92
                                                              ========     ========  ========  ========  ========  ========
Total Return................................................      1.56%(B)     0.60%     0.19%     0.58%     0.38%     0.39%
                                                              --------     --------  --------  --------  --------  --------
Net Assets, End of Period (thousands).......................  $131,172     $124,210  $112,934  $115,499  $133,648  $145,231
Ratio of Expenses to Average Net Assets.....................      0.23%(C)     0.20%     0.23%     0.28%     0.28%     0.27%
Ratio of Net Investment Income to Average Net Assets........      2.22%(C)     1.76%     0.93%     0.55%     0.31%     0.12%
Portfolio Turnover Rate.....................................        10%(B)      115%      176%      118%      262%      225%
                                                              --------     --------  --------  --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the "Portfolios") are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 DFA Two-Year Fixed Income Portfolio..... 0.15%
                 DFA Two-Year Government Portfolio....... 0.15%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $16 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                  DFA Two-Year Fixed Income Portfolio..... $5
                  DFA Two-Year Government Portfolio.......  8

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

                                           U.S. GOVERNMENT  OTHER INVESTMENT
                                             SECURITIES        SECURITIES
                                          ----------------- -----------------
                                          PURCHASES  SALES  PURCHASES  SALES
                                          --------- ------- --------- -------
   DFA Two-Year Fixed Income Portfolio...  $ 3,027  $30,191  $23,645  $20,010

                                        U.S. GOVERNMENT
                                          SECURITIES     OTHER INVESTMENT SECURITIES
                                       ----------------- ---------------------------
                                       PURCHASES  SALES  PURCHASES       SALES
                                       --------- ------- ---------       -----
        DFA Two-Year Government
          Portfolio...................  $12,116  $19,809    --            --

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                  CHANGE IN
                    BALANCE AT            PROCEEDS NET REALIZED  UNREALIZED   BALANCE AT SHARES AS OF
                    OCTOBER 31, PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/ APRIL 30,   APRIL 30,   DIVIDEND CAPITAL GAIN
                       2018      AT COST   SALES     ON SALES   DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                    ----------- --------- -------- ------------ ------------- ---------- ------------ -------- -------------
DFA TWO-YEAR FIXED
  INCOME PORTFOLIO
The DFA Short Term
  Investment Fund..     --       $17,137  $16,631       --           --          $506         44        $17         --
                        --       -------  -------       --           --          ----         --        ---         --
TOTAL                   --       $17,137  $16,631       --           --          $506         44        $17         --
                        ==       =======  =======       ==           ==          ====         ==        ===         ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                     NET INVESTMENT
                                       INCOME AND
                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                     -------------- ------------- ---------- ------
DFA Two-Year Fixed Income Portfolio
2017................................     $  895          --           --     $  895
2018................................      1,635          --           --      1,635
DFA Two-Year Government Portfolio
2017................................      1,008          --           --      1,008
2018................................      1,767          --           --      1,767

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                      NET INVESTMENT
                                        INCOME AND
                                        SHORT-TERM     LONG-TERM
                                      CAPITAL GAINS  CAPITAL GAINS TOTAL
                                      -------------- ------------- -----
       DFA Two-Year Fixed Income
         Portfolio...................      $(40)          --       $(40)
       DFA Two-Year Government
         Portfolio...................       (70)          --        (70)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                               UNDISTRIBUTED                                               TOTAL NET
                               NET INVESTMENT                                            DISTRIBUTABLE
                                 INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                 SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                               CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                               -------------- ------------- ------------- -------------- -------------
DFA Two-Year Fixed Income
  Portfolio...................      $334           --          $  (635)       $(557)        $  (858)
DFA Two-Year Government
  Portfolio...................       279           --           (1,575)        (666)         (1,962)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                               UNLIMITED TOTAL
                                               --------- ------
                DFA Two-Year Fixed Income
                  Portfolio...................  $  635   $  635
                DFA Two-Year Government
                  Portfolio...................   1,575    1,575

   During the year ended October 31, 2018, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                         NET
                                                                      UNREALIZED
                               FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                               TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                               -------- ------------ -------------- --------------
DFA Two-Year Fixed Income
  Portfolio................... $126,302     $314          $(22)          $292
DFA Two-Year Government
  Portfolio...................  130,841      104           (42)            62

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   There were no borrowings by the Portfolios under the lines of credit during the six months ended April 30, 2019.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

H. SECURITIES LENDING:

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                      REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                    AS OF APRIL 30, 2019
                                     --------------------------------------------------
                                     OVERNIGHT AND            BETWEEN
                                      CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS TOTAL
                                     ------------- -------- ------------ -------- -----
SECURITIES LENDING TRANSACTIONS
DFA TWO-YEAR FIXED INCOME PORTFOLIO
   Bonds............................     $506         --         --         --    $506

I. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

K. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                        APPROXIMATE
                                                         PERCENTAGE
                                           NUMBER OF   OF OUTSTANDING
                                          SHAREHOLDERS     SHARES
                                          ------------ --------------
           DFA Two-Year Fixed Income
             Portfolio...................      4            100%
           DFA Two-Year Government
             Portfolio...................      3             94%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

L. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolio paid distributions to shareholders of record, a portion of which is estimated to be in excess of the Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                      ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                      --------------------------------------------
                                       NET INCOME FOR      ACCUMULATED
                                       THE CURRENT OR     UNDISTRIBUTED
                                      PRECEDING FISCAL     NET PROFITS    PAID-IN
                                            YEAR,         FROM THE SALE   SURPLUS
                                       AND ACCUMULATED    OF SECURITIES   OR OTHER
                                      UNDISTRIBUTED NET     OR OTHER      CAPITAL
  PORTFOLIO NAME                           INCOME          PROPERTIES      SOURCE
  --------------                      -----------------   -------------   --------
  DFA Two-Year Fixed Income
    Portfolio December 18, 2018......        86%                0%           14%
  DFA Two-Year Government Portfolio
    December 18, 2018................        86%                0%           14%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2019 (the "Meeting"), the Boards of Directors of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (together, the "Board") considered the continuation of the investment management agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. or DFA Australia Limited serves as a sub-advisor. (The investment management agreements and the sub-advisory agreements are referred to as the "Management Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment global advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

CONTINUED

profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

[Graphic] Recycled Recyclable                                   DFA043019-024S
                                                                      00230820

                                                                           LOGO

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

DFA SOCIAL FIXED INCOME PORTFOLIO

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

LOGO

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                      /s/ Gerard K. O'Reilly
DAVID P. BUTLER                          GERARD K. O'REILLY
Co-Chief Executive Officer               Co-Chief Executive Officer and
                                         Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................   1
   Disclosure of Fund Expenses............................................   3
   Disclosure of Portfolio Holdings.......................................   5
   Summary Schedules of Portfolio Holdings/Schedules of Investments
       U.S. Social Core Equity 2 Portfolio................................   7
       U.S. Sustainability Core 1 Portfolio...............................  10
       International Sustainability Core 1 Portfolio......................  13
       International Social Core Equity Portfolio.........................  17
       Emerging Markets Sustainability Core 1 Portfolio...................  21
       Emerging Markets Social Core Equity Portfolio......................  25
       DFA Social Fixed Income Portfolio..................................  29
       DFA Global Sustainability Fixed Income Portfolio...................  38
   Statements of Assets and Liabilities...................................  45
   Statements of Operations...............................................  47
   Statements of Changes in Net Assets....................................  49
   Financial Highlights...................................................  52
   Notes to Financial Statements..........................................  56
   Section 19(a) Notice...................................................  73
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................  74
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS........................  75

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/SCHEDULES OF INVESTMENTS

Investment Abbreviations
   P.L.C.                 Public Limited Company
   ADR                    American Depositary Receipt
   SA                     Special Assessment
   GDR                    Global Depositary Receipt
   CAD                    Canadian Dollars
   EUR                    Euro
   SEK                    Swedish Krona
   USD                    United States Dollar
   DKK                    Danish Krone
   GBP                    British Pounds
   JPY                    Japanese Yen
   NOK                    Norwegian Krone

Investment Footnotes
   +                      See Note B to Financial Statements.
   ++                     Calculated as a percentage of total
                          net assets. Percentages shown
                          parenthetically next to the category
                          headings have been calculated as a
                          percentage of total investments.
                          "Other Securities" are those
                          securities that are not among the top
                          50 holdings in unaffiliated issuers
                          of the Fund or do not represent more
                          than 1.0% of the net assets of the
                          Fund. Some of the individual
                          securities within this category may
                          include Total or Partial Securities
                          on Loan and/or Non-Income Producing
                          Securities.
   *                      Non-Income Producing Securities.
   #                      Total or Partial Securities on Loan.
   @                      Security purchased with cash proceeds
                          from Securities on Loan.
   (S)                    Affiliated Fund.
   >>                     Securities that have generally been
                          fair value factored. See Note B to
                          Financial Statements.
   ^                      Denominated in USD, unless otherwise
                          noted.
   (OMEGA)                Rule 144A, Section 4(2), or other
                          security that is restricted as to
                          resale to institutional investors.
                          This security has been deemed liquid
                          based upon the Fund's Liquidity
                          Guidelines.

FINANCIAL HIGHLIGHTS
--------------------
   (A)                    Computed using average shares
                          outstanding.
   (B)                    Non-Annualized
   (C)                    Annualized
   (D)                    Because of commencement of operations
                          and related preliminary transaction
                          costs, these ratios are not
                          necessarily indicative of future
                          ratios.

CONTINUED


ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   --    Amounts designated as -- are either zero or rounded to zero.
   SEC   Securities and Exchange Commission
   (a)   Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                      BEGINNING  ENDING               EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                        VALUE    VALUE     EXPENSE     DURING
                                      11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                      --------- --------- ---------- ----------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
-----------------------------------
Actual Fund Return................... $1,000.00 $1,084.90    0.28%     $1.45
Hypothetical 5% Annual Return........ $1,000.00 $1,023.41    0.28%     $1.40

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
------------------------------------
Actual Fund Return................... $1,000.00 $1,095.10    0.25%     $1.30
Hypothetical 5% Annual Return........ $1,000.00 $1,023.56    0.25%     $1.25

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                      BEGINNING  ENDING              EXPENSES
                                                       ACCOUNT  ACCOUNT   ANNUALIZED   PAID
                                                        VALUE    VALUE     EXPENSE    DURING
                                                      11/01/18  04/30/19   RATIO(1)  PERIOD(1)
                                                      --------- --------- ---------- ---------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
---------------------------------------------
Actual Fund Return................................... $1,000.00 $1,078.70    0.35%     $1.80
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.06    0.35%     $1.76

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
------------------------------------------
Actual Fund Return................................... $1,000.00 $1,062.30    0.34%     $1.74
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.11    0.34%     $1.71

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,135.70    0.65%     $3.44
Hypothetical 5% Annual Return........................ $1,000.00 $1,021.57    0.65%     $3.26

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
---------------------------------------------
Actual Fund Return................................... $1,000.00 $1,127.20    0.54%     $2.85
Hypothetical 5% Annual Return........................ $1,000.00 $1,022.12    0.54%     $2.71

DFA SOCIAL FIXED INCOME PORTFOLIO
---------------------------------
Actual Fund Return................................... $1,000.00 $1,062.60    0.27%     $1.38
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.46    0.27%     $1.35

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO (2)
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,056.10    0.28%     $1.43
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.41    0.28%     $1.40

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2)DFA Global Sustainability Fixed Income Portfolio commenced operations on November 6, 2018. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (175), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2019 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

     U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
Communication Services..................   9.3%
Consumer Discretionary..................  12.9%
Consumer Staples........................   4.8%
Energy..................................   6.3%
Financials..............................  18.2%
Health Care.............................   6.0%
Industrials.............................  13.9%
Information Technology..................  21.1%
Materials...............................   4.8%
Real Estate.............................   0.4%
Utilities...............................   2.3%
                                         -----
                                         100.0%

     U.S. SUSTAINABILITY CORE 1 PORTFOLIO
Communication Services..................   9.9%
Consumer Discretionary..................  14.2%
Consumer Staples........................   5.5%
Energy..................................   1.8%
Financials..............................  17.0%
Health Care.............................  12.5%
Industrials.............................  13.1%
Information Technology..................  21.1%
Materials...............................   3.4%
Real Estate.............................   0.4%
Utilities...............................   1.1%
                                         -----
                                         100.0%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
Communication Services..................   7.0%
Consumer Discretionary..................  15.3%
Consumer Staples........................   7.6%
Energy..................................   2.2%
Financials..............................  18.4%
Health Care.............................   8.5%
Industrials.............................  19.6%
Information Technology..................   7.5%
Materials...............................   8.9%
Real Estate.............................   3.0%
Utilities...............................   2.0%
                                         -----
                                         100.0%

  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
Communication Services..................   6.9%
Consumer Discretionary..................  12.0%
Consumer Staples........................   5.6%
Energy..................................   8.5%
Financials..............................  18.3%
Health Care.............................   2.6%
Industrials.............................  19.0%
Information Technology..................   7.2%
Materials...............................  13.3%
Real Estate.............................   3.1%
Utilities...............................   3.5%
                                         -----
                                         100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

    EMERGING MARKETS SUSTAINABILITY CORE 1
                  PORTFOLIO
Communication Services..................   8.8%
Consumer Discretionary..................  13.1%
Consumer Staples........................   8.3%
Energy..................................   4.0%
Financials..............................  19.5%
Health Care.............................   3.9%
Industrials.............................   9.7%
Information Technology..................  18.9%
Materials...............................   7.0%
Real Estate.............................   3.8%
Utilities...............................   3.0%
                                         -----
                                         100.0%

     EMERGING MARKETS SOCIAL CORE EQUITY
                  PORTFOLIO
Communication Services..................   8.5%
Consumer Discretionary..................   9.6%
Consumer Staples........................   6.7%
Energy..................................   6.2%
Financials..............................  20.3%
Health Care.............................   1.7%
Industrials.............................   8.4%
Information Technology..................  19.6%
Materials...............................  11.3%
Real Estate.............................   4.1%
Utilities...............................   3.6%
                                         -----
                                         100.0%

FIXED INCOME PORTFOLIOS
      DFA SOCIAL FIXED INCOME PORTFOLIO
Corporate...............................  44.6%
Government..............................  43.0%
Foreign Corporate.......................  10.2%
Foreign Government......................   2.0%
Supranational...........................   0.2%
                                         -----
                                         100.0%

    DFA GLOBAL SUSTAINABILITY FIXED INCOME
                  PORTFOLIO
Corporate...............................  36.8%
Government..............................   9.5%
Foreign Corporate.......................  22.1%
Foreign Government......................  24.6%
Supranational...........................   7.0%
                                         -----
                                         100.0%

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS++
                                           ------- ------------ ---------------
COMMON STOCKS -- (93.3%)
COMMUNICATION SERVICES -- (8.7%)
*   Alphabet, Inc., Class A...............   5,122 $  6,141,073       0.5%
*   Alphabet, Inc., Class C...............   5,378    6,391,645       0.5%
    AT&T, Inc............................. 360,668   11,166,281       0.9%
*   Charter Communications, Inc., Class A.   8,437    3,131,730       0.3%
    Comcast Corp., Class A................ 282,930   12,315,943       1.0%
*   Facebook, Inc., Class A...............  63,263   12,235,064       1.0%
    Verizon Communications, Inc........... 221,129   12,646,367       1.0%
    Walt Disney Co. (The)................. 110,644   15,154,909       1.2%
    Other Securities......................           36,784,436       2.9%
                                                   ------------      ----
TOTAL COMMUNICATION SERVICES..............          115,967,448       9.3%
                                                   ------------      ----
CONSUMER DISCRETIONARY -- (12.0%)
*   Amazon.com, Inc.......................  12,704   24,474,510       2.0%
*   Booking Holdings, Inc.................   1,633    3,029,199       0.3%
    General Motors Co.....................  74,050    2,884,247       0.2%
    Home Depot, Inc. (The)................  36,053    7,343,996       0.6%
    Lowe's Cos., Inc......................  23,301    2,636,275       0.2%
    NIKE, Inc., Class B...................  39,169    3,440,213       0.3%
    Other Securities......................          115,679,809       9.2%
                                                   ------------      ----
TOTAL CONSUMER DISCRETIONARY..............          159,488,249      12.8%
                                                   ------------      ----
CONSUMER STAPLES -- (4.4%)
    Coca-Cola Co. (The)...................  88,268    4,330,428       0.4%
    Costco Wholesale Corp.................  14,103    3,462,710       0.3%
    PepsiCo, Inc..........................  49,465    6,333,993       0.5%
    Walmart, Inc..........................  52,906    5,440,853       0.4%
    Other Securities......................           39,531,567       3.2%
                                                   ------------      ----
TOTAL CONSUMER STAPLES....................           59,099,551       4.8%
                                                   ------------      ----
ENERGY -- (5.9%)
    Chevron Corp..........................  75,204    9,028,992       0.7%
    ConocoPhillips........................  62,558    3,948,661       0.3%
    EOG Resources, Inc....................  27,483    2,639,742       0.2%
    Exxon Mobil Corp...................... 158,416   12,717,636       1.0%
    Other Securities......................           50,246,079       4.1%
                                                   ------------      ----
TOTAL ENERGY..............................           78,581,110       6.3%
                                                   ------------      ----
FINANCIALS -- (17.0%)
    American Express Co...................  29,565    3,465,905       0.3%
    Bank of America Corp.................. 261,088    7,984,071       0.6%
*   Berkshire Hathaway, Inc., Class B.....  53,554   11,605,687       0.9%
    Citigroup, Inc........................  64,686    4,573,300       0.4%
    JPMorgan Chase & Co................... 134,015   15,552,441       1.3%
    U.S. Bancorp..........................  49,980    2,664,934       0.2%
    Wells Fargo & Co...................... 180,470    8,736,553       0.7%
    Other Securities......................          171,300,993      13.7%
                                                   ------------      ----
TOTAL FINANCIALS..........................          225,883,884      18.1%
                                                   ------------      ----

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                         SHARES      VALUE+     OF NET ASSETS++
                                         ------- -------------- ---------------
HEALTH CARE -- (5.6%)
*   Cigna Corp..........................  18,007 $    2,860,232       0.2%
    Other Securities....................             72,067,211       5.8%
                                                 --------------      ----
TOTAL HEALTH CARE.......................             74,927,443       6.0%
                                                 --------------      ----
INDUSTRIALS -- (13.0%)
    3M Co...............................  18,576      3,520,338       0.3%
    CSX Corp............................  36,421      2,900,204       0.2%
    Cummins, Inc........................  16,580      2,757,088       0.2%
    Honeywell International, Inc........  22,401      3,889,486       0.3%
    Union Pacific Corp..................  27,892      4,938,000       0.4%
    United Technologies Corp............  26,954      3,843,910       0.3%
    Other Securities....................            150,836,256      12.2%
                                                 --------------      ----
TOTAL INDUSTRIALS.......................            172,685,282      13.9%
                                                 --------------      ----
INFORMATION TECHNOLOGY -- (19.7%)
    Accenture P.L.C., Class A...........  24,451      4,466,464       0.4%
    Apple, Inc.......................... 189,070     37,940,677       3.1%
    Broadcom, Inc.......................  12,778      4,068,515       0.3%
    Cisco Systems, Inc.................. 131,700      7,368,615       0.6%
    Intel Corp.......................... 254,664     12,998,051       1.1%
    International Business Machines Corp  38,332      5,376,830       0.4%
    Mastercard, Inc., Class A...........  27,434      6,974,820       0.6%
*   Micron Technology, Inc..............  64,086      2,695,457       0.2%
    Microsoft Corp...................... 248,829     32,497,067       2.6%
    Oracle Corp.........................  94,457      5,226,306       0.4%
    QUALCOMM, Inc.......................  34,768      2,994,568       0.3%
    Texas Instruments, Inc..............  36,671      4,320,944       0.4%
#   Visa, Inc., Class A.................  51,666      8,495,440       0.7%
    Other Securities....................            126,518,593       9.9%
                                                 --------------      ----
TOTAL INFORMATION TECHNOLOGY............            261,942,347      21.0%
                                                 --------------      ----
MATERIALS -- (4.5%)
    PPG Industries, Inc.................  23,611      2,774,292       0.2%
    Other Securities....................             57,040,541       4.6%
                                                 --------------      ----
TOTAL MATERIALS.........................             59,814,833       4.8%
                                                 --------------      ----
REAL ESTATE -- (0.4%)
    Other Securities....................              5,063,620       0.4%
                                                 --------------      ----
UTILITIES -- (2.1%)
    Other Securities....................             28,115,097       2.3%
                                                 --------------      ----
TOTAL COMMON STOCKS.....................          1,241,568,864      99.7%
                                                 --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security......................                 26,455       0.0%
                                                 --------------      ----
TOTAL INVESTMENT SECURITIES.............          1,241,595,319
                                                 --------------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                         SHARES       VALUE+     OF NET ASSETS++
                                                        --------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
   State Street Institutional U.S. Government Money
     Market Fund, 2.370%............................... 2,775,242 $    2,775,242        0.2%
                                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (6.5%)
@(S) The DFA Short Term Investment Fund................ 7,405,712     85,691,493        6.9%
                                                                  --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $961,072,686)..................................           $1,330,062,054      106.8%
                                                                  ==============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -------------------------------------------------
                                                           LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                                        -------------- ----------- ------- --------------
Common Stocks
   Communication Services.............................. $  115,967,448          --   --    $  115,967,448
   Consumer Discretionary..............................    159,487,714 $       535   --       159,488,249
   Consumer Staples....................................     59,099,551          --   --        59,099,551
   Energy..............................................     78,581,110          --   --        78,581,110
   Financials..........................................    225,883,215         669   --       225,883,884
   Health Care.........................................     74,927,443          --   --        74,927,443
   Industrials.........................................    172,685,282          --   --       172,685,282
   Information Technology..............................    261,942,347          --   --       261,942,347
   Materials...........................................     59,814,833          --   --        59,814,833
   Real Estate.........................................      5,063,620          --   --         5,063,620
   Utilities...........................................     28,115,097          --   --        28,115,097
Preferred Stocks
   Communication Services..............................         26,455          --   --            26,455
Temporary Cash Investments.............................      2,775,242          --   --         2,775,242
Securities Lending Collateral..........................             --  85,691,493   --        85,691,493
                                                        -------------- -----------   --    --------------
TOTAL.................................................. $1,244,369,357 $85,692,697   --    $1,330,062,054
                                                        ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                   PERCENTAGE
                                                            SHARES     VALUE+    OF NET ASSETS++
                                                            ------- ------------ ---------------
COMMON STOCKS -- (95.1%)
COMMUNICATION SERVICES -- (9.4%)
*   Alphabet, Inc., Class A................................  13,077 $ 15,678,800       0.8%
*   Alphabet, Inc., Class C................................  13,662   16,237,014       0.8%
    Comcast Corp., Class A................................. 365,646   15,916,570       0.8%
*   Facebook, Inc., Class A................................ 136,405   26,380,727       1.4%
*   Netflix, Inc...........................................  16,334    6,052,400       0.3%
    Verizon Communications, Inc............................ 317,881   18,179,614       0.9%
    Walt Disney Co. (The).................................. 156,431   21,426,354       1.1%
    Other Securities.......................................           73,958,606       3.8%
                                                                    ------------      ----
TOTAL COMMUNICATION SERVICES...............................          193,830,085       9.9%
                                                                    ------------      ----
CONSUMER DISCRETIONARY -- (13.5%)
*   Amazon.com, Inc........................................  38,076   73,354,176       3.8%
*   Booking Holdings, Inc..................................   3,545    6,575,940       0.3%
    Home Depot, Inc. (The).................................  81,161   16,532,496       0.9%
    Lowe's Cos., Inc.......................................  58,579    6,627,628       0.4%
    NIKE, Inc., Class B.................................... 147,990   12,997,962       0.7%
    Other Securities.......................................          161,201,434       8.0%
                                                                    ------------      ----
TOTAL CONSUMER DISCRETIONARY...............................          277,289,636      14.1%
                                                                    ------------      ----
CONSUMER STAPLES -- (5.2%)
    Coca-Cola Co. (The).................................... 107,792    5,288,276       0.3%
    Costco Wholesale Corp..................................  42,811   10,511,385       0.6%
    PepsiCo, Inc...........................................  76,705    9,822,075       0.5%
    Procter & Gamble Co. (The)............................. 142,380   15,160,622       0.8%
    Walmart, Inc........................................... 100,017   10,285,748       0.5%
    Other Securities.......................................           56,475,935       2.8%
                                                                    ------------      ----
TOTAL CONSUMER STAPLES.....................................          107,544,041       5.5%
                                                                    ------------      ----
ENERGY -- (1.7%)
    Other Securities.......................................           35,197,252       1.8%
                                                                    ------------      ----
FINANCIALS -- (16.2%)
    American Express Co....................................  54,653    6,406,971       0.3%
    Ameriprise Financial, Inc..............................  38,723    5,683,375       0.3%
    Bank of America Corp................................... 321,330    9,826,271       0.5%
    Citigroup, Inc......................................... 137,505    9,721,603       0.5%
    JPMorgan Chase & Co.................................... 269,087   31,227,546       1.6%
    Wells Fargo & Co....................................... 183,508    8,883,622       0.5%
    Other Securities.......................................          260,395,155      13.3%
                                                                    ------------      ----
TOTAL FINANCIALS...........................................          332,144,543      17.0%
                                                                    ------------      ----
HEALTH CARE -- (11.9%)
    AbbVie, Inc............................................  78,607    6,240,610       0.3%
    Amgen, Inc.............................................  58,703   10,526,622       0.5%
    Anthem, Inc............................................  22,456    5,906,602       0.3%
*   Celgene Corp...........................................  59,184    5,602,357       0.3%
*   Cigna Corp.............................................  37,367    5,935,374       0.3%
    Johnson & Johnson...................................... 175,288   24,750,666       1.3%
    Merck & Co., Inc....................................... 115,273    9,073,138       0.5%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                               SHARES       VALUE+     OF NET ASSETS++
                                                              --------- -------------- ---------------
HEALTH CARE -- (Continued)
      Pfizer, Inc............................................   238,848 $    9,699,617        0.5%
      Thermo Fisher Scientific, Inc..........................    20,586      5,711,586        0.3%
      UnitedHealth Group, Inc................................    90,321     21,051,115        1.1%
      Other Securities.......................................              140,525,067        7.1%
                                                                        --------------      -----
TOTAL HEALTH CARE............................................              245,022,754       12.5%
                                                                        --------------      -----
INDUSTRIALS -- (12.5%)
      Caterpillar, Inc.......................................    53,318      7,433,596        0.4%
      PACCAR, Inc............................................    99,177      7,108,016        0.4%
      United Technologies Corp...............................    48,235      6,878,793        0.4%
      Other Securities.......................................              235,478,555       11.9%
                                                                        --------------      -----
TOTAL INDUSTRIALS............................................              256,898,960       13.1%
                                                                        --------------      -----
INFORMATION TECHNOLOGY -- (20.1%)
      Accenture P.L.C., Class A..............................    43,563      7,957,653        0.4%
*     Adobe, Inc.............................................    24,327      7,036,585        0.4%
      Apple, Inc.............................................   377,101     75,672,858        3.9%
      Automatic Data Processing, Inc.........................    32,663      5,369,471        0.3%
      Cisco Systems, Inc.....................................   249,827     13,977,821        0.7%
      Intel Corp.............................................   238,699     12,183,197        0.6%
      International Business Machines Corp...................    71,654     10,050,907        0.5%
      Intuit, Inc............................................    21,758      5,462,563        0.3%
      Mastercard, Inc., Class A..............................    79,574     20,230,894        1.0%
      Microsoft Corp.........................................   316,759     41,368,725        2.1%
      NVIDIA Corp............................................    38,814      7,025,334        0.4%
      Oracle Corp............................................   161,963      8,961,413        0.5%
      QUALCOMM, Inc..........................................    93,233      8,030,158        0.4%
#     Visa, Inc., Class A....................................   132,813     21,838,442        1.1%
      Other Securities.......................................              167,523,631        8.5%
                                                                        --------------      -----
TOTAL INFORMATION TECHNOLOGY.................................              412,689,652       21.1%
                                                                        --------------      -----
MATERIALS -- (3.2%)
      Other Securities.......................................               65,614,358        3.3%
                                                                        --------------      -----
REAL ESTATE -- (0.4%)
      Other Securities.......................................                7,194,932        0.4%
                                                                        --------------      -----
UTILITIES -- (1.0%)
      Other Securities.......................................               21,426,347        1.1%
                                                                        --------------      -----
TOTAL COMMON STOCKS..........................................            1,954,852,560       99.8%
                                                                        --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money
      Market Fund, 2.370%.................................... 2,576,036      2,576,036        0.1%
                                                                        --------------      -----
SECURITIES LENDING COLLATERAL -- (4.8%)
@(S)  The DFA Short Term Investment Fund..................... 8,563,297     99,085,908        5.1%
                                                                        --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,534,532,514)......................................           $2,056,514,504      105.0%
                                                                        ==============      =====

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -------------------------------------------------
                                                           LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                                        -------------- ----------- ------- --------------
Common Stocks
   Communication Services.............................. $  193,830,085          --   --    $  193,830,085
   Consumer Discretionary..............................    277,289,336 $       300   --       277,289,636
   Consumer Staples....................................    107,544,041          --   --       107,544,041
   Energy..............................................     35,197,252          --   --        35,197,252
   Financials..........................................    332,144,063         480   --       332,144,543
   Health Care.........................................    245,022,754          --   --       245,022,754
   Industrials.........................................    256,898,960          --   --       256,898,960
   Information Technology..............................    412,689,652          --   --       412,689,652
   Materials...........................................     65,614,358          --   --        65,614,358
   Real Estate.........................................      7,194,932          --   --         7,194,932
   Utilities...........................................     21,426,347          --   --        21,426,347
Temporary Cash Investments.............................      2,576,036          --   --         2,576,036
Securities Lending Collateral..........................             --  99,085,908   --        99,085,908
                                                        -------------- -----------   --    --------------
TOTAL.................................................. $1,957,427,816 $99,086,688   --    $2,056,514,504
                                                        ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                      PERCENTAGE
                                                            SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            ------- ------------------------------- ---------------
COMMON STOCKS -- (91.4%)
AUSTRALIA -- (4.8%)
    Commonwealth Bank of Australia.........................  67,144          $  3,528,767                 0.3%
    National Australia Bank, Ltd........................... 181,573             3,241,991                 0.3%
#   Westpac Banking Corp................................... 212,350             4,125,196                 0.4%
    Other Securities.......................................                    52,284,104                 4.2%
                                                                             ------------                 ---
TOTAL AUSTRALIA............................................                    63,180,058                 5.2%
                                                                             ------------                 ---
AUSTRIA -- (0.4%)
    Other Securities.......................................                     4,750,486                 0.4%
                                                                             ------------                 ---
BELGIUM -- (0.8%)
    Other Securities.......................................                    10,320,489                 0.8%
                                                                             ------------                 ---
CANADA -- (7.1%)
    Bank of Nova Scotia (The)..............................  74,327             4,093,339                 0.4%
#   National Bank of Canada................................  74,080             3,528,988                 0.3%
    Royal Bank of Canada...................................  45,353             3,614,181                 0.3%
    Toronto-Dominion Bank (The)............................  56,245             3,208,362                 0.3%
    Other Securities.......................................                    78,429,124                 6.4%
                                                                             ------------                 ---
TOTAL CANADA...............................................                    92,873,994                 7.7%
                                                                             ------------                 ---
CHINA -- (0.0%)
    Other Securities.......................................                        42,563                 0.0%
                                                                             ------------                 ---
DENMARK -- (2.2%)
    Novo Nordisk A.S., Class B............................. 161,826             7,928,590                 0.7%
    Vestas Wind Systems A.S................................  45,484             4,115,568                 0.3%
    Other Securities.......................................                    16,533,997                 1.4%
                                                                             ------------                 ---
TOTAL DENMARK..............................................                    28,578,155                 2.4%
                                                                             ------------                 ---
FINLAND -- (1.5%)
    Other Securities.......................................                    19,181,898                 1.6%
                                                                             ------------                 ---
FRANCE -- (9.0%)
#   Airbus SE..............................................  43,621             5,973,008                 0.5%
#   AXA SA................................................. 124,726             3,326,012                 0.3%
#   Kering SA..............................................   5,644             3,339,862                 0.3%
#   L'Oreal SA.............................................  17,797             4,895,109                 0.4%
#   LVMH Moet Hennessy Louis Vuitton SE....................  21,897             8,597,137                 0.7%
#   Peugeot SA............................................. 163,553             4,288,176                 0.4%
#   Sanofi.................................................  36,792             3,210,075                 0.3%
#   Vinci SA...............................................  33,227             3,355,803                 0.3%
    Other Securities.......................................                    80,862,679                 6.5%
                                                                             ------------                 ---
TOTAL FRANCE...............................................                   117,847,861                 9.7%
                                                                             ------------                 ---
GERMANY -- (7.4%)
    Adidas AG..............................................  18,557             4,780,060                 0.4%
    Allianz SE.............................................  17,344             4,192,290                 0.4%
    BASF SE................................................  81,545             6,657,410                 0.6%
    Bayerische Motoren Werke AG............................  36,996             3,156,070                 0.3%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                                        PERCENTAGE
                                                             SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Daimler AG.............................................    84,354          $  5,536,657                 0.5%
    Fresenius Medical Care AG & Co. KGaA...................    35,797             3,017,094                 0.3%
    SAP SE.................................................    27,870             3,592,674                 0.3%
    Other Securities.......................................                      66,021,476                 5.2%
                                                                               ------------                ----
TOTAL GERMANY..............................................                      96,953,731                 8.0%
                                                                               ------------                ----
HONG KONG -- (2.3%)
    AIA Group, Ltd.........................................   664,600             6,805,129                 0.6%
    Other Securities.......................................                      22,783,047                 1.8%
                                                                               ------------                ----
TOTAL HONG KONG............................................                      29,588,176                 2.4%
                                                                               ------------                ----
IRELAND -- (0.5%)
    Other Securities.......................................                       7,156,524                 0.6%
                                                                               ------------                ----
ISRAEL -- (0.4%)
    Other Securities.......................................                       5,345,376                 0.4%
                                                                               ------------                ----
ITALY -- (2.3%)
    Other Securities.......................................                      30,450,692                 2.5%
                                                                               ------------                ----
JAPAN -- (21.4%)
    Keyence Corp...........................................     5,000             3,123,967                 0.3%
    Recruit Holdings Co., Ltd..............................   113,200             3,408,889                 0.3%
    Shiseido Co., Ltd......................................    38,700             3,044,063                 0.3%
    SoftBank Group Corp....................................    67,884             7,197,874                 0.6%
    Sony Corp..............................................    72,200             3,636,577                 0.3%
    Toyota Motor Corp......................................   143,419             8,879,134                 0.8%
    Other Securities.......................................                     250,445,624                20.5%
                                                                               ------------                ----
TOTAL JAPAN................................................                     279,736,128                23.1%
                                                                               ------------                ----
NETHERLANDS -- (3.4%)
    ASML Holding NV........................................    16,997             3,549,313                 0.3%
    Unilever NV............................................    97,673             5,910,193                 0.5%
    Wolters Kluwer NV......................................    42,510             2,967,091                 0.3%
    Other Securities.......................................                      31,393,802                 2.5%
                                                                               ------------                ----
TOTAL NETHERLANDS..........................................                      43,820,399                 3.6%
                                                                               ------------                ----
NEW ZEALAND -- (0.4%)
    Other Securities.......................................                       4,857,499                 0.4%
                                                                               ------------                ----
NORWAY -- (0.7%)
    Other Securities.......................................                       9,377,500                 0.8%
                                                                               ------------                ----
PORTUGAL -- (0.1%)
    Other Securities.......................................                       1,598,170                 0.1%
                                                                               ------------                ----
SINGAPORE -- (0.8%)
    Other Securities.......................................                      10,538,228                 0.9%
                                                                               ------------                ----
SPAIN -- (2.4%)
    Amadeus IT Group SA....................................    45,511             3,627,074                 0.3%
#   Banco Santander SA..................................... 1,106,345             5,608,477                 0.5%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                                          PERCENTAGE
                                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                              --------- ------------------------------- ---------------
SPAIN -- (Continued)
      Other Securities.......................................                            $   21,837,188            1.8%
                                                                                         --------------          ------
TOTAL SPAIN..................................................                                31,072,739            2.6%
                                                                                         --------------          ------
SWEDEN -- (3.2%)
      Other Securities.......................................                                41,796,851            3.5%
                                                                                         --------------          ------
SWITZERLAND -- (6.6%)
      Novartis AG, Sponsored ADR.............................    63,074                       5,186,575            0.4%
      Roche Holding AG.......................................    53,543                      14,128,032            1.2%
      Swisscom AG............................................     7,646                       3,562,686            0.3%
      Zurich Insurance Group AG..............................    13,120                       4,182,233            0.4%
      Other Securities.......................................                                58,479,590            4.8%
                                                                                         --------------          ------
TOTAL SWITZERLAND............................................                                85,539,116            7.1%
                                                                                         --------------          ------
UNITED KINGDOM -- (13.7%)
#     AstraZeneca P.L.C., Sponsored ADR......................   131,004                       4,933,611            0.4%
      Compass Group P.L.C....................................   173,537                       3,948,632            0.3%
      Diageo P.L.C., Sponsored ADR...........................    29,388                       4,955,992            0.4%
      GlaxoSmithKline P.L.C., Sponsored ADR..................    78,251                       3,218,464            0.3%
      HSBC Holdings P.L.C., Sponsored ADR....................    87,339                       3,805,360            0.3%
      Legal & General Group P.L.C............................   980,568                       3,565,864            0.3%
      Lloyds Banking Group P.L.C............................. 5,090,438                       4,163,139            0.4%
      Unilever P.L.C., Sponsored ADR.........................    66,013                       4,013,590            0.3%
      Other Securities.......................................                               146,340,861           12.1%
                                                                                         --------------          ------
TOTAL UNITED KINGDOM.........................................                               178,945,513           14.8%
                                                                                         --------------          ------
UNITED STATES -- (0.0%)
      Other Securities.......................................                                   431,662            0.0%
                                                                                         --------------          ------
TOTAL COMMON STOCKS..........................................                             1,193,983,808           98.6%
                                                                                         --------------          ------
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
      Other Securities.......................................                                 4,535,656            0.4%
                                                                                         --------------          ------
UNITED KINGDOM -- (0.0%)
      Other Security.........................................                                    12,816            0.0%
                                                                                         --------------          ------
TOTAL PREFERRED STOCKS.......................................                                 4,548,472            0.4%
                                                                                         --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                                     7,761            0.0%
                                                                                         --------------          ------
TOTAL INVESTMENT SECURITIES..................................                             1,198,540,041
                                                                                         --------------

                                                                                    VALUE+
                                                                        -------------------------------
SECURITIES LENDING COLLATERAL -- (8.2%)
@(S)  The DFA Short Term Investment Fund..................... 9,295,519                     107,558,451            8.9%
                                                                                         --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,188,933,917)......................................                            $1,306,098,492          107.9%
                                                                                         ==============          ======

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia.................. $    252,996 $   62,927,062   --    $   63,180,058
   Austria....................           --      4,750,486   --         4,750,486
   Belgium....................      433,326      9,887,163   --        10,320,489
   Canada.....................   92,827,050         46,944   --        92,873,994
   China......................           --         42,563   --            42,563
   Denmark....................      718,732     27,859,423   --        28,578,155
   Finland....................           --     19,181,898   --        19,181,898
   France.....................      327,320    117,520,541   --       117,847,861
   Germany....................    3,067,394     93,886,337   --        96,953,731
   Hong Kong..................       47,299     29,540,877   --        29,588,176
   Ireland....................      250,524      6,906,000   --         7,156,524
   Israel.....................      471,003      4,874,373   --         5,345,376
   Italy......................    2,607,842     27,842,850   --        30,450,692
   Japan......................    4,519,093    275,217,035   --       279,736,128
   Netherlands................   11,267,232     32,553,167   --        43,820,399
   New Zealand................       17,424      4,840,075   --         4,857,499
   Norway.....................      153,647      9,223,853   --         9,377,500
   Portugal...................           --      1,598,170   --         1,598,170
   Singapore..................           --     10,538,228   --        10,538,228
   Spain......................      870,750     30,201,989   --        31,072,739
   Sweden.....................      687,001     41,109,850   --        41,796,851
   Switzerland................    8,736,116     76,803,000   --        85,539,116
   United Kingdom.............   29,346,406    149,599,107   --       178,945,513
   United States..............      429,599          2,063   --           431,662
Preferred Stocks
   Germany....................           --      4,535,656   --         4,535,656
   United Kingdom.............           --         12,816   --            12,816
Rights/Warrants
   Canada.....................           --          7,730   --             7,730
   Hong Kong..................           --             31   --                31
Securities Lending Collateral.           --    107,558,451   --       107,558,451
                               ------------ --------------   --    --------------
TOTAL......................... $157,030,754 $1,149,067,738   --    $1,306,098,492
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                      PERCENTAGE
                                                            SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            ------- ------------------------------- ---------------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (6.3%)
    BHP Group, Ltd......................................... 207,542          $  5,492,048                 0.5%
#   Commonwealth Bank of Australia.........................  75,467             3,966,184                 0.3%
    National Australia Bank, Ltd........................... 187,654             3,350,568                 0.3%
    Rio Tinto, Ltd.........................................  38,586             2,600,786                 0.2%
    Westpac Banking Corp................................... 170,325             3,308,801                 0.3%
    Other Securities.......................................                    60,964,355                 5.1%
                                                                             ------------                ----
TOTAL AUSTRALIA............................................                    79,682,742                 6.7%
                                                                             ------------                ----
AUSTRIA -- (0.6%)
    Other Securities.......................................                     6,980,364                 0.6%
                                                                             ------------                ----
BELGIUM -- (0.8%)
    Other Securities.......................................                     9,921,393                 0.8%
                                                                             ------------                ----
CANADA -- (10.1%)
    Bank of Montreal.......................................  29,963             2,366,178                 0.2%
    Bank of Nova Scotia (The)..............................  46,621             2,566,952                 0.2%
    Canadian Natural Resources, Ltd........................ 136,764             4,100,185                 0.4%
    National Bank of Canada................................  52,657             2,508,449                 0.2%
#   Royal Bank of Canada...................................  62,571             4,986,283                 0.4%
    Suncor Energy, Inc..................................... 160,680             5,302,440                 0.5%
    Toronto-Dominion Bank (The)............................  53,477             3,046,585                 0.3%
    Other Securities.......................................                   101,499,421                 8.4%
                                                                             ------------                ----
TOTAL CANADA...............................................                   126,376,493                10.6%
                                                                             ------------                ----
CHINA -- (0.0%)
    Other Securities.......................................                        49,006                 0.0%
                                                                             ------------                ----
DENMARK -- (1.2%)
    Vestas Wind Systems A.S................................  26,779             2,423,067                 0.2%
    Other Securities.......................................                    12,950,117                 1.1%
                                                                             ------------                ----
TOTAL DENMARK..............................................                    15,373,184                 1.3%
                                                                             ------------                ----
FINLAND -- (1.4%)
    Other Securities.......................................                    17,927,943                 1.5%
                                                                             ------------                ----
FRANCE -- (8.1%)
    Airbus SE..............................................  17,660             2,418,178                 0.2%
    Cie de Saint-Gobain....................................  63,372             2,598,249                 0.2%
    Cie Generale des Etablissements Michelin SCA...........  24,889             3,218,409                 0.3%
    Eiffage SA.............................................  24,726             2,581,671                 0.2%
#   LVMH Moet Hennessy Louis Vuitton SE....................  13,701             5,379,247                 0.5%
#   Peugeot SA............................................. 147,891             3,877,536                 0.3%
#   Total SA............................................... 171,271             9,521,085                 0.8%
#   Vinci SA...............................................  31,612             3,192,694                 0.3%
    Other Securities.......................................                    68,468,478                 5.7%
                                                                             ------------                ----
TOTAL FRANCE...............................................                   101,255,547                 8.5%
                                                                             ------------                ----

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                                      PERCENTAGE
                                                            SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            ------- ------------------------------- ---------------
GERMANY -- (6.2%)
    Allianz SE.............................................  19,578          $  4,732,279                 0.4%
    BASF SE................................................  84,915             6,932,540                 0.6%
    Deutsche Telekom AG.................................... 330,061             5,530,139                 0.5%
    Fresenius Medical Care AG & Co. KGaA...................  28,159             2,373,337                 0.2%
    Other Securities.......................................                    58,187,598                 4.8%
                                                                             ------------                ----
TOTAL GERMANY..............................................                    77,755,893                 6.5%
                                                                             ------------                ----
HONG KONG -- (3.0%)
    AIA Group, Ltd......................................... 463,000             4,740,859                 0.4%
    Other Securities.......................................                    33,404,385                 2.8%
                                                                             ------------                ----
TOTAL HONG KONG............................................                    38,145,244                 3.2%
                                                                             ------------                ----
IRELAND -- (0.7%)
    CRH P.L.C., Sponsored ADR..............................  86,820             2,921,493                 0.3%
    Other Securities.......................................                     6,414,450                 0.5%
                                                                             ------------                ----
TOTAL IRELAND..............................................                     9,335,943                 0.8%
                                                                             ------------                ----
ISRAEL -- (0.9%)
    Other Securities.......................................                    11,479,099                 0.9%
                                                                             ------------                ----
ITALY -- (2.8%)
    Enel SpA............................................... 507,792             3,215,421                 0.3%
    Eni SpA................................................ 251,305             4,282,523                 0.4%
    Other Securities.......................................                    27,655,950                 2.2%
                                                                             ------------                ----
TOTAL ITALY................................................                    35,153,894                 2.9%
                                                                             ------------                ----
JAPAN -- (21.0%)
    Honda Motor Co., Ltd................................... 100,600             2,807,035                 0.3%
    KDDI Corp.............................................. 140,500             3,238,180                 0.3%
    SoftBank Group Corp....................................  65,700             6,966,258                 0.6%
    Other Securities.......................................                   250,512,610                20.8%
                                                                             ------------                ----
TOTAL JAPAN................................................                   263,524,083                22.0%
                                                                             ------------                ----
NETHERLANDS -- (2.8%)
    ASML Holding NV........................................  12,601             2,631,318                 0.2%
    Other Securities.......................................                    33,193,229                 2.8%
                                                                             ------------                ----
TOTAL NETHERLANDS..........................................                    35,824,547                 3.0%
                                                                             ------------                ----
NEW ZEALAND -- (0.5%)
    Other Securities.......................................                     6,293,681                 0.5%
                                                                             ------------                ----
NORWAY -- (1.1%)
    Other Securities.......................................                    13,241,473                 1.1%
                                                                             ------------                ----
PORTUGAL -- (0.3%)
    Other Securities.......................................                     3,400,598                 0.3%
                                                                             ------------                ----
SINGAPORE -- (1.2%)
    Other Securities.......................................                    14,511,856                 1.2%
                                                                             ------------                ----
SPAIN -- (2.3%)
    Banco Santander SA..................................... 473,189             2,398,772                 0.2%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                                                          PERCENTAGE
                                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                              --------- ------------------------------- ---------------
SPAIN -- (Continued)
      Iberdrola S.A..........................................   393,555                  $    3,576,386            0.3%
      Other Securities.......................................                                23,284,412            1.9%
                                                                                         --------------          ------
TOTAL SPAIN..................................................                                29,259,570            2.4%
                                                                                         --------------          ------
SWEDEN -- (2.6%)
      Other Securities.......................................                                32,175,740            2.7%
                                                                                         --------------          ------
SWITZERLAND -- (4.1%)
      ABB, Ltd...............................................   153,948                       3,166,512            0.3%
      Zurich Insurance Group AG..............................    10,394                       3,313,272            0.3%
      Other Securities.......................................                                45,311,641            3.7%
                                                                                         --------------          ------
TOTAL SWITZERLAND............................................                                51,791,425            4.3%
                                                                                         --------------          ------
UNITED KINGDOM -- (16.1%)
      Anglo American P.L.C...................................   205,936                       5,343,977            0.5%
      BP P.L.C...............................................   504,161                       3,666,107            0.3%
      BP P.L.C., Sponsored ADR...............................   226,442                       9,902,303            0.8%
      BT Group P.L.C......................................... 1,055,752                       3,150,378            0.3%
      Glencore P.L.C......................................... 1,122,897                       4,455,159            0.4%
      HSBC Holdings P.L.C., Sponsored ADR....................   149,475                       6,512,626            0.6%
      Lloyds Banking Group P.L.C............................. 3,947,570                       3,228,461            0.3%
      Rio Tinto P.L.C., Sponsored ADR........................    67,897                       3,999,133            0.3%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A.......    71,937                       4,570,158            0.4%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class B.......    79,041                       5,128,971            0.4%
      Vodafone Group P.L.C................................... 1,553,815                       2,882,131            0.3%
      Other Securities.......................................                               148,864,534           12.3%
                                                                                         --------------          ------
TOTAL UNITED KINGDOM.........................................                               201,703,938           16.9%
                                                                                         --------------          ------
UNITED STATES -- (0.1%)
      Other Securities.......................................                                   728,660            0.1%
                                                                                         --------------          ------
TOTAL COMMON STOCKS..........................................                             1,181,892,316           98.8%
                                                                                         --------------          ------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Other Securities.......................................                                 2,179,121            0.2%
                                                                                         --------------          ------
UNITED KINGDOM -- (0.0%)
      Other Security.........................................                                    11,566            0.0%
                                                                                         --------------          ------
TOTAL PREFERRED STOCKS.......................................                                 2,190,687            0.2%
                                                                                         --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                                    14,592            0.0%
                                                                                         --------------          ------
TOTAL INVESTMENT SECURITIES..................................                             1,184,097,595
                                                                                         --------------

                                                                                    VALUE+
                                                                        -------------------------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  The DFA Short Term Investment Fund..................... 6,103,109                      70,619,071            5.9%
                                                                                         --------------          ------
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,184,738,264)......................................                            $1,254,716,666          104.9%
                                                                                         ==============          ======

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia.................. $     39,831 $   79,642,911   --    $   79,682,742
   Austria....................           --      6,980,364   --         6,980,364
   Belgium....................      309,925      9,611,468   --         9,921,393
   Canada.....................  126,299,701         76,792   --       126,376,493
   China......................           --         49,006   --            49,006
   Denmark....................           --     15,373,184   --        15,373,184
   Finland....................       78,665     17,849,278   --        17,927,943
   France.....................      161,835    101,093,712   --       101,255,547
   Germany....................    1,309,804     76,446,089   --        77,755,893
   Hong Kong..................       10,565     38,134,679   --        38,145,244
   Ireland....................    2,921,493      6,414,450   --         9,335,943
   Israel.....................      628,388     10,850,711   --        11,479,099
   Italy......................    1,652,918     33,500,976   --        35,153,894
   Japan......................       27,703    263,496,380   --       263,524,083
   Netherlands................    5,546,549     30,277,998   --        35,824,547
   New Zealand................           --      6,293,681   --         6,293,681
   Norway.....................      118,200     13,123,273   --        13,241,473
   Portugal...................           --      3,400,598   --         3,400,598
   Singapore..................           --     14,511,856   --        14,511,856
   Spain......................       17,953     29,241,617   --        29,259,570
   Sweden.....................       74,024     32,101,716   --        32,175,740
   Switzerland................    2,248,407     49,543,018   --        51,791,425
   United Kingdom.............   40,460,220    161,243,718   --       201,703,938
   United States..............      725,084          3,576   --           728,660
Preferred Stocks
   Germany....................           --      2,179,121   --         2,179,121
   United Kingdom.............           --         11,566   --            11,566
Rights/Warrants
   Canada.....................           --         12,788   --            12,788
   Hong Kong..................           --             24   --                24
   Sweden.....................           --          1,780   --             1,780
Securities Lending Collateral.           --     70,619,071   --        70,619,071
                               ------------ --------------   --    --------------
TOTAL......................... $182,631,265 $1,072,085,401   --    $1,254,716,666
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                        PERCENTAGE
                                                             SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            --------- ------------------------------- ---------------
COMMON STOCKS -- (97.4%)
BRAZIL -- (8.3%)
    Ambev SA, ADR..........................................   184,435           $   868,689                 0.4%
    Banco Bradesco SA, ADR.................................   149,875             1,357,866                 0.7%
    CCR SA.................................................   182,480               544,029                 0.3%
    Localiza Rent a Car SA.................................    69,800               644,401                 0.3%
    Lojas Renner SA........................................    97,645             1,167,427                 0.6%
    Suzano SA..............................................    60,694               630,452                 0.3%
    Other Securities.......................................                      11,694,211                 5.7%
                                                                                -----------                ----
TOTAL BRAZIL                                                                     16,907,075                 8.3%
                                                                                -----------                ----
CHILE -- (1.2%)
    Other Securities.......................................                       2,510,576                 1.2%
                                                                                -----------                ----
CHINA -- (17.3%)
*   Alibaba Group Holding, Ltd., Sponsored ADR.............    16,197             3,005,677                 1.5%
*   Baidu, Inc., Sponsored ADR.............................     3,426               569,504                 0.3%
    Bank of China, Ltd., Class H........................... 1,848,000               882,429                 0.5%
    China Construction Bank Corp., Class H................. 1,685,000             1,485,437                 0.7%
    China Overseas Land & Investment, Ltd..................   152,000               569,491                 0.3%
    Country Garden Holdings Co., Ltd.......................   345,000               555,952                 0.3%
    Industrial & Commercial Bank of China, Ltd., Class H...   995,000               748,399                 0.4%
    NetEase, Inc., ADR.....................................     2,052               583,856                 0.3%
    Ping An Insurance Group Co. of China, Ltd., Class H....    83,500             1,010,739                 0.5%
    Tencent Holdings, Ltd..................................    94,900             4,677,397                 2.3%
    Other Securities.......................................                      20,883,671                10.2%
                                                                                -----------                ----
TOTAL CHINA................................................                      34,972,552                17.3%
                                                                                -----------                ----
COLOMBIA -- (0.3%)
    Other Securities.......................................                         713,679                 0.3%
                                                                                -----------                ----
CZECH REPUBLIC -- (0.1%)
    Other Securities.......................................                         272,342                 0.1%
                                                                                -----------                ----
EGYPT -- (0.1%)
    Other Security.........................................                         156,636                 0.1%
                                                                                -----------                ----
GREECE -- (0.3%)
    Other Securities.......................................                         540,960                 0.3%
                                                                                -----------                ----
HONG KONG -- (0.0%)
    Other Security.........................................                          25,826                 0.0%
                                                                                -----------                ----
HUNGARY -- (0.5%)
    Other Securities.......................................                       1,023,352                 0.5%
                                                                                -----------                ----
INDIA -- (14.2%)
    Hindustan Unilever, Ltd................................    30,073               757,588                 0.4%
    Housing Development Finance Corp., Ltd.................    25,843               741,593                 0.4%
    Infosys, Ltd...........................................   152,784             1,640,156                 0.8%
    Reliance Industries, Ltd...............................    43,935               879,949                 0.5%
    Reliance Industries, Ltd., GDR.........................    21,905               877,295                 0.5%

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                                        PERCENTAGE
                                                             SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            --------- ------------------------------- ---------------
INDIA -- (Continued)
    Tata Consultancy Services, Ltd.........................    41,402           $ 1,343,308                 0.7%
*   Tata Motors, Ltd.......................................   299,423               924,445                 0.5%
    Tech Mahindra, Ltd.....................................    44,297               532,683                 0.3%
    UPL, Ltd...............................................    45,265               630,534                 0.3%
    Other Securities.......................................                      20,382,750                 9.8%
                                                                                -----------                ----
TOTAL INDIA................................................                      28,710,301                14.2%
                                                                                -----------                ----
INDONESIA -- (2.3%)
    Bank Rakyat Indonesia Persero Tbk PT................... 1,703,600               523,781                 0.3%
    Other Securities.......................................                       4,045,372                 2.0%
                                                                                -----------                ----
TOTAL INDONESIA............................................                       4,569,153                 2.3%
                                                                                -----------                ----
MALAYSIA -- (2.8%)
    Public Bank Bhd........................................    99,100               539,494                 0.3%
    Other Securities.......................................                       5,175,490                 2.5%
                                                                                -----------                ----
TOTAL MALAYSIA.............................................                       5,714,984                 2.8%
                                                                                -----------                ----
MEXICO -- (3.3%)
    Other Securities.......................................                       6,660,103                 3.3%
                                                                                -----------                ----
PERU -- (0.2%)
    Other Securities.......................................                         406,660                 0.2%
                                                                                -----------                ----
PHILIPPINES -- (1.1%)
    Other Securities.......................................                       2,150,516                 1.1%
                                                                                -----------                ----
POLAND -- (1.5%)
    Other Securities.......................................                       3,110,002                 1.5%
                                                                                -----------                ----
RUSSIA -- (0.6%)
    Sberbank of Russia PJSC, Sponsored ADR.................    41,037               592,985                 0.3%
    Other Securities.......................................                         652,626                 0.3%
                                                                                -----------                ----
TOTAL RUSSIA...............................................                       1,245,611                 0.6%
                                                                                -----------                ----
SOUTH AFRICA -- (4.9%)
    Bidvest Group, Ltd. (The)..............................    35,615               541,708                 0.3%
#   MTN Group, Ltd.........................................   103,983               753,370                 0.4%
    Naspers, Ltd., Class N.................................     6,166             1,585,951                 0.8%
    Sanlam, Ltd............................................   140,706               753,422                 0.4%
    Other Securities.......................................                       6,285,664                 3.0%
                                                                                -----------                ----
TOTAL SOUTH AFRICA.........................................                       9,920,115                 4.9%
                                                                                -----------                ----
SOUTH KOREA -- (17.1%)
    Hana Financial Group, Inc..............................    19,024               600,031                 0.3%
    LG Household & Health Care, Ltd........................       447               544,681                 0.3%
    NAVER Corp.............................................     5,822               596,245                 0.3%
    Samsung Electronics Co., Ltd...........................    93,994             3,695,582                 1.8%
    Samsung Electronics Co., Ltd., GDR.....................     2,910             2,880,588                 1.4%
    Samsung Fire & Marine Insurance Co., Ltd...............     3,401               885,386                 0.5%
    Shinhan Financial Group Co., Ltd.......................    13,861               523,875                 0.3%
    SK Hynix, Inc..........................................    12,605               852,990                 0.4%

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                            PERCENTAGE
                                                  SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  ------- ------------------------------- ---------------
SOUTH KOREA -- (Continued)
   Other Securities..............................                  $ 24,038,552                 11.8%
                                                                   ------------                -----
TOTAL SOUTH KOREA................................                    34,617,930                 17.1%
                                                                   ------------                -----
TAIWAN -- (17.3%)
   Catcher Technology Co., Ltd...................  83,000               658,052                  0.3%
   Hon Hai Precision Industry Co., Ltd........... 366,600             1,032,099                  0.5%
   Largan Precision Co., Ltd.....................   4,000               600,490                  0.3%
   MediaTek, Inc.................................  63,000               603,825                  0.3%
   Novatek Microelectronics Corp.................  82,000               536,416                  0.3%
   Taiwan Semiconductor Manufacturing Co., Ltd.,.
   Sponsored ADR.................................  85,756             3,757,828                  1.9%
   Uni-President Enterprises Corp................ 260,000               617,936                  0.3%
   Other Securities..............................                    27,206,071                 13.4%
                                                                   ------------                -----
TOTAL TAIWAN.....................................                    35,012,717                 17.3%
                                                                   ------------                -----
THAILAND -- (3.1%)
   Other Securities..............................                     6,225,791                  3.1%
                                                                   ------------                -----
TURKEY -- (0.9%)
   Other Securities..............................                     1,762,445                  0.9%
                                                                   ------------                -----
TOTAL COMMON STOCKS..............................                   197,229,326                 97.4%
                                                                   ------------                -----
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.6%)
   Itau Unibanco Holding SA...................... 162,200             1,399,410                  0.7%
   Other Securities..............................                     1,882,625                  0.9%
                                                                   ------------                -----
TOTAL BRAZIL.....................................                     3,282,035                  1.6%
                                                                   ------------                -----
CHILE -- (0.2%)
   Other Securities..............................                       338,686                  0.2%
                                                                   ------------                -----
COLOMBIA -- (0.0%)
   Other Securities..............................                       111,177                  0.0%
                                                                   ------------                -----
SOUTH KOREA -- (0.0%)
   Other Security................................                         4,017                  0.0%
                                                                   ------------                -----
TOTAL PREFERRED STOCKS...........................                     3,735,915                  1.8%
                                                                   ------------                -----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities..............................                        37,971                  0.0%
                                                                   ------------                -----
TOTAL INVESTMENT SECURITIES......................                   201,003,212
                                                                   ------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S) The DFA Short Term Investment Fund.......... 133,464             1,544,309                  0.8%
                                                                   ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $202,948,036)............................                  $202,547,521                100.0%
                                                                   ============                =====

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ---------------------------------------------
                                                          LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                        ----------- ------------ ------- ------------
Common Stocks
   Brazil.............................................. $16,907,075           --   --    $ 16,907,075
   Chile...............................................   2,510,576           --   --       2,510,576
   China...............................................   6,620,677 $ 28,351,875   --      34,972,552
   Colombia............................................     713,679           --   --         713,679
   Czech Republic......................................          --      272,342   --         272,342
   Egypt...............................................     156,636           --   --         156,636
   Greece..............................................          --      540,960   --         540,960
   Hong Kong...........................................          --       25,826   --          25,826
   Hungary.............................................          --    1,023,352   --       1,023,352
   India...............................................   1,313,556   27,396,745   --      28,710,301
   Indonesia...........................................     213,946    4,355,207   --       4,569,153
   Malaysia............................................          --    5,714,984   --       5,714,984
   Mexico..............................................   6,660,103           --   --       6,660,103
   Peru................................................     406,660           --   --         406,660
   Philippines.........................................      99,283    2,051,233   --       2,150,516
   Poland..............................................          --    3,110,002   --       3,110,002
   Russia..............................................   1,212,737       32,874   --       1,245,611
   South Africa........................................     479,160    9,440,955   --       9,920,115
   South Korea.........................................     438,247   34,179,683   --      34,617,930
   Taiwan..............................................   4,029,951   30,982,766   --      35,012,717
   Thailand............................................   6,225,791           --   --       6,225,791
   Turkey..............................................          --    1,762,445   --       1,762,445
Preferred Stocks
   Brazil..............................................   3,282,035           --   --       3,282,035
   Chile...............................................     338,686           --   --         338,686
   Colombia............................................     111,177           --   --         111,177
   South Korea.........................................          --        4,017   --           4,017
Rights/Warrants
   Brazil..............................................          --          363   --             363
   India...............................................          --       32,446   --          32,446
   South Korea.........................................          --        5,162   --           5,162
Securities Lending Collateral..........................          --    1,544,309   --       1,544,309
                                                        ----------- ------------   --    ------------
TOTAL.................................................. $51,719,975 $150,827,546   --    $202,547,521
                                                        =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                       PERCENTAGE
                                                            SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                          ---------- ------------------------------- ---------------
COMMON STOCKS -- (96.0%)
BRAZIL -- (7.2%)
    Banco Bradesco SA, ADR...............................    446,767          $  4,047,712                 0.3%
    Petroleo Brasileiro SA...............................  1,029,156             7,863,486                 0.5%
    Vale SA..............................................    914,275            11,681,713                 0.8%
    Vale SA, Sponsored ADR...............................    317,514             4,057,835                 0.3%
    Other Securities.....................................                       80,452,749                 5.4%
                                                                              ------------                ----
TOTAL BRAZIL.............................................                      108,103,495                 7.3%
                                                                              ------------                ----
CHILE -- (1.4%)
    Other Securities.....................................                       21,211,075                 1.4%
                                                                              ------------                ----
CHINA -- (17.2%)
*   Alibaba Group Holding, Ltd., Sponsored ADR...........     41,666             7,731,960                 0.5%
*   Baidu, Inc., Sponsored ADR...........................     26,637             4,427,868                 0.3%
    China Construction Bank Corp., Class H............... 11,738,990            10,348,686                 0.7%
    China Merchants Bank Co., Ltd., Class H..............    799,598             3,957,212                 0.3%
    China Mobile, Ltd....................................    578,500             5,519,701                 0.4%
    China Mobile, Ltd., Sponsored ADR....................    155,765             7,425,318                 0.5%
    China Overseas Land & Investment, Ltd................  1,118,000             4,188,757                 0.3%
    CNOOC, Ltd...........................................  2,970,000             5,394,510                 0.4%
    Country Garden Holdings Co., Ltd.....................  2,194,000             3,535,536                 0.3%
    Industrial & Commercial Bank of China, Ltd., Class H.  6,011,017             4,521,245                 0.3%
    NetEase, Inc., ADR...................................     15,030             4,276,486                 0.3%
    Ping An Insurance Group Co. of China, Ltd., Class H..  1,086,500            13,151,710                 0.9%
    Tencent Holdings, Ltd................................    675,400            33,288,874                 2.3%
    Yum China Holdings, Inc..............................     78,364             3,725,425                 0.3%
    Other Securities.....................................                      145,912,898                 9.6%
                                                                              ------------                ----
TOTAL CHINA..............................................                      257,406,186                17.4%
                                                                              ------------                ----
COLOMBIA -- (0.5%)
    Other Securities.....................................                        6,992,514                 0.5%
                                                                              ------------                ----
CZECH REPUBLIC -- (0.2%)
    Other Securities.....................................                        3,119,847                 0.2%
                                                                              ------------                ----
EGYPT -- (0.1%)
    Other Securities.....................................                        1,185,363                 0.1%
                                                                              ------------                ----
GREECE -- (0.3%)
    Other Securities.....................................                        4,057,352                 0.3%
                                                                              ------------                ----
HONG KONG -- (0.0%)
    Other Security.......................................                          129,130                 0.0%
                                                                              ------------                ----
HUNGARY -- (0.4%)
    Other Securities.....................................                        5,567,228                 0.4%
                                                                              ------------                ----
INDIA -- (10.9%)
    HDFC Bank, Ltd.......................................    193,056             6,417,638                 0.5%
    Hindustan Unilever, Ltd..............................    141,308             3,559,779                 0.3%
    Housing Development Finance Corp., Ltd...............    178,767             5,129,910                 0.4%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                   ---------- ------------------------------- ---------------
INDIA -- (Continued)
    Infosys, Ltd..................    976,998          $ 10,488,201                 0.7%
    Tata Consultancy Services, Ltd    220,909             7,167,511                 0.5%
    Other Securities..............                      130,357,542                 8.6%
                                                       ------------                ----
TOTAL INDIA.......................                      163,120,581                11.0%
                                                       ------------                ----
INDONESIA -- (2.9%)
    Bank Rakyat Indonesia Persero
    Tbk PT........................ 14,930,100             4,590,336                 0.3%
    Other Securities..............                       38,614,523                 2.6%
                                                       ------------                ----
TOTAL INDONESIA...................                       43,204,859                 2.9%
                                                       ------------                ----
MALAYSIA -- (2.5%)
    Public Bank Bhd...............    654,870             3,565,072                 0.3%
    Other Securities..............                       34,517,357                 2.3%
                                                       ------------                ----
TOTAL MALAYSIA....................                       38,082,429                 2.6%
                                                       ------------                ----
MEXICO -- (3.5%)
#   America Movil S.A.B. de C.V.,
    Series L......................  4,985,903             3,700,421                 0.3%
    Grupo Financiero Banorte
    S.A.B. de C.V.................    622,435             3,943,867                 0.3%
#   Grupo Mexico S.A.B. de C.V.,
    Series B......................  1,442,882             4,235,544                 0.3%
    Other Securities..............                       40,462,412                 2.6%
                                                       ------------                ----
TOTAL MEXICO......................                       52,342,244                 3.5%
                                                       ------------                ----
PERU -- (0.2%)
    Other Securities..............                        3,807,005                 0.3%
                                                       ------------                ----
PHILIPPINES -- (1.4%)
    Other Securities..............                       20,402,864                 1.4%
                                                       ------------                ----
POLAND -- (1.6%)
    Other Securities..............                       24,044,677                 1.6%
                                                       ------------                ----
RUSSIA -- (1.7%)
    Sberbank of Russia PJSC,
    Sponsored ADR.................    240,591             3,476,540                 0.2%
    Other Securities..............                       21,495,734                 1.5%
                                                       ------------                ----
TOTAL RUSSIA......................                       24,972,274                 1.7%
                                                       ------------                ----
SINGAPORE -- (0.0%)
    Other Security................                            7,108                 0.0%
                                                       ------------                ----
SOUTH AFRICA -- (7.1%)
    Absa Group, Ltd...............    347,674             4,005,091                 0.3%
    AngloGold Ashanti, Ltd.,
    Sponsored ADR.................    320,438             3,781,168                 0.3%
    FirstRand, Ltd................  1,402,875             6,676,332                 0.5%
    Naspers, Ltd., Class N........     39,571            10,179,652                 0.7%
    Nedbank Group, Ltd............    191,858             3,578,861                 0.3%
    Sanlam, Ltd...................    856,482             4,586,104                 0.3%
    Sasol, Ltd., Sponsored ADR....    125,832             4,152,456                 0.3%
    Standard Bank Group, Ltd......    488,433             6,821,382                 0.5%
    Other Securities..............                       62,349,853                 4.0%
                                                       ------------                ----
TOTAL SOUTH AFRICA................                      106,130,899                 7.2%
                                                       ------------                ----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                               PERCENTAGE
                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                   --------- ------------------------------- ---------------
SOUTH KOREA -- (15.6%)
    Samsung Electronics Co., Ltd.. 1,022,602         $   40,205,862                2.7%
    Samsung Electronics Co.,
      Ltd., GDR...................    18,006             17,824,008                1.2%
    Samsung Fire & Marine
      Insurance Co., Ltd..........    13,337              3,472,036                0.3%
    SK Hynix, Inc.................   226,587             15,333,317                1.1%
    Other Securities..............                      156,455,443               10.5%
                                                     --------------               ----
TOTAL SOUTH KOREA.................                      233,290,666               15.8%
                                                     --------------               ----
TAIWAN -- (17.2%)
    Hon Hai Precision Industry
      Co., Ltd.................... 2,240,599              6,308,022                0.4%
    Taiwan Semiconductor
      Manufacturing Co., Ltd...... 2,346,214             19,698,884                1.4%
    Taiwan Semiconductor
    Manufacturing Co., Ltd.,
    Sponsored ADR.................   683,154             29,935,808                2.0%
    Other Securities..............                      201,980,236               13.6%
                                                     --------------               ----
TOTAL TAIWAN......................                      257,922,950               17.4%
                                                     --------------               ----
THAILAND -- (3.3%)
    PTT PCL....................... 3,764,500              5,748,453                0.4%
    Other Securities..............                       43,556,469                2.9%
                                                     --------------               ----
TOTAL THAILAND....................                       49,304,922                3.3%
                                                     --------------               ----
TURKEY -- (0.8%)
    Other Securities..............                       12,602,553                0.9%
                                                     --------------               ----
TOTAL COMMON STOCKS...............                    1,437,008,221               97.2%
                                                     --------------               ----
PREFERRED STOCKS -- (2.3%)
BRAZIL -- (2.1%)
    Banco Bradesco SA.............   413,236              3,749,697                0.3%
    Itau Unibanco Holding SA......   723,000              6,237,813                0.4%
    Petroleo Brasileiro SA........ 1,490,449             10,304,780                0.7%
    Other Securities..............                       11,290,898                0.7%
                                                     --------------               ----
TOTAL BRAZIL......................                       31,583,188                2.1%
                                                     --------------               ----
CHILE -- (0.1%)
    Other Securities..............                          590,649                0.1%
                                                     --------------               ----
COLOMBIA -- (0.1%)
    Other Securities..............                        1,385,945                0.1%
                                                     --------------               ----
SOUTH KOREA -- (0.0%)
    Other Security................                           40,743                0.0%
                                                     --------------               ----
TOTAL PREFERRED STOCKS............                       33,600,525                2.3%
                                                     --------------               ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities..............                          265,940                0.0%
                                                     --------------               ----
TOTAL INVESTMENT SECURITIES.......                    1,470,874,686
                                                     --------------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                         SHARES       VALUE+     OF NET ASSETS++
                                                        --------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (1.7%)
@(S) The DFA Short Term Investment Fund................ 2,240,840 $   25,928,759        1.8%
                                                                  --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,240,084,644)................................           $1,496,803,445      101.3%
                                                                  ==============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        --------------------------------------------------
                                                          LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                                        ------------ -------------- ------- --------------
Common Stocks
   Brazil.............................................. $108,103,495             --   --    $  108,103,495
   Chile...............................................   21,211,075             --   --        21,211,075
   China...............................................   45,994,457 $  211,411,729   --       257,406,186
   Colombia............................................    6,992,514             --   --         6,992,514
   Czech Republic......................................           --      3,119,847   --         3,119,847
   Egypt...............................................       12,871      1,172,492   --         1,185,363
   Greece..............................................           --      4,057,352   --         4,057,352
   Hong Kong...........................................           --        129,130   --           129,130
   Hungary.............................................           --      5,567,228   --         5,567,228
   India...............................................    3,444,139    159,676,442   --       163,120,581
   Indonesia...........................................    2,426,196     40,778,663   --        43,204,859
   Malaysia............................................           --     38,082,429   --        38,082,429
   Mexico..............................................   52,341,842            402   --        52,342,244
   Peru................................................    3,806,730            275   --         3,807,005
   Philippines.........................................      290,848     20,112,016   --        20,402,864
   Poland..............................................           --     24,044,677   --        24,044,677
   Russia..............................................   12,499,032     12,473,242   --        24,972,274
   Singapore...........................................           --          7,108   --             7,108
   South Africa........................................   11,203,168     94,927,731   --       106,130,899
   South Korea.........................................    6,758,135    226,532,531   --       233,290,666
   Taiwan..............................................   33,261,114    224,661,836   --       257,922,950
   Thailand............................................   49,282,724         22,198   --        49,304,922
   Turkey..............................................       47,753     12,554,800   --        12,602,553
Preferred Stocks
   Brazil..............................................   31,583,188             --   --        31,583,188
   Chile...............................................      590,649             --   --           590,649
   Colombia............................................    1,385,945             --   --         1,385,945
   South Korea.........................................           --         40,743   --            40,743
Rights/Warrants
   Brazil..............................................           --          1,789   --             1,789
   Hong Kong...........................................           --            211   --               211
   India...............................................           --        227,982   --           227,982
   South Korea.........................................           --         35,958   --            35,958
Securities Lending Collateral..........................           --     25,928,759   --        25,928,759
                                                        ------------ --------------   --    --------------
TOTAL.................................................. $391,235,875 $1,105,567,570   --    $1,496,803,445
                                                        ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       DFA SOCIAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
AGENCY OBLIGATIONS -- (21.2%)
Federal Home Loan Bank
   1.875%, 03/13/20........................................    440  $   437,902
   4.125%, 03/13/20........................................    500      507,228
   1.875%, 11/29/21........................................  1,700    1,681,701
   2.625%, 12/10/21........................................  1,500    1,512,850
   2.250%, 03/11/22........................................  1,500    1,497,760
   3.250%, 03/08/24........................................    250      260,009
   2.875%, 06/14/24........................................    700      716,360
   5.375%, 08/15/24........................................    800      914,208
   2.875%, 09/13/24........................................  2,500    2,558,549
   2.750%, 12/13/24........................................  2,700    2,746,440
   5.750%, 06/12/26........................................    200      239,853
   3.000%, 09/11/26........................................  1,000    1,019,246
   3.000%, 03/10/28........................................    500      508,981
   3.250%, 06/09/28........................................  2,990    3,100,068
#  3.250%, 11/16/28........................................  3,100    3,235,812
Federal Home Loan Mortgage Corp.
   6.750%, 09/15/29........................................    700      948,484
   6.750%, 03/15/31........................................  1,250    1,740,298
   6.250%, 07/15/32........................................  1,150    1,586,330
Federal National Mortgage Association
   2.000%, 01/05/22........................................  2,000    1,985,516
   2.375%, 01/19/23........................................  1,500    1,504,482
   2.625%, 09/06/24........................................  3,600    3,646,559
   2.125%, 04/24/26........................................  2,800    2,727,989
   1.875%, 09/24/26........................................  4,700    4,491,796
   6.250%, 05/15/29........................................  2,130    2,776,726
   7.125%, 01/15/30........................................    500      698,508
   7.250%, 05/15/30........................................    950    1,353,029
   6.625%, 11/15/30........................................  3,100    4,271,179
Tennessee Valley Authority
   3.875%, 02/15/21........................................  1,000    1,026,415
   2.875%, 09/15/24........................................  1,249    1,275,914
   6.750%, 11/01/25........................................    600      747,490
   2.875%, 02/01/27........................................  2,700    2,724,610
   7.125%, 05/01/30........................................  1,350    1,878,709
                                                                    -----------
TOTAL AGENCY OBLIGATIONS...................................          56,321,001
                                                                    -----------
BONDS -- (53.4%)
3M Co.
   2.875%, 10/15/27........................................    850      844,881
ABB Finance USA, Inc.
   2.875%, 05/08/22........................................    100      100,435
Activision Blizzard, Inc.
#  3.400%, 06/15/27........................................    100       97,735

                                                                FACE
                                                               AMOUNT^  VALUE+
                                                               ------- --------
                                                                (000)
Adobe, Inc.
   3.250%, 02/01/25...........................................   160   $163,935
Advance Auto Parts, Inc.
   4.500%, 12/01/23...........................................   200    209,786
Aetna, Inc.
   2.750%, 11/15/22...........................................   250    246,867
   3.500%, 11/15/24...........................................    50     50,055
Affiliated Managers Group, Inc.
   3.500%, 08/01/25...........................................   150    151,384
Aflac, Inc.
   3.625%, 11/15/24...........................................   250    259,180
   3.250%, 03/17/25...........................................    50     50,534
Ahold Finance USA LLC
   6.875%, 05/01/29...........................................    40     48,087
Airbus SE
(OMEGA) 3.150%, 04/10/27......................................   200    200,961
Albemarle Corp.
   4.150%, 12/01/24...........................................   200    207,136
Alimentation Couche-Tard, Inc.................................
(OMEGA) 3.550%, 07/26/27......................................   600    589,183
Allstate Corp. (The)
   3.150%, 06/15/23...........................................   500    508,082
Alphabet, Inc.
   3.375%, 02/25/24...........................................   200    206,863
   1.998%, 08/15/26...........................................   200    188,668
Amazon.com, Inc.
#  3.150%, 08/22/27...........................................   800    805,353
Ameren Corp.
   3.650%, 02/15/26...........................................   294    298,002
American Express Credit Corp.
   3.300%, 05/03/27...........................................   700    710,588
American Honda Finance Corp.
   2.300%, 09/09/26...........................................   750    706,291
American International Group, Inc.
   4.125%, 02/15/24...........................................   350    365,413
   3.750%, 07/10/25...........................................   150    151,781
   3.900%, 04/01/26...........................................   200    202,596
American Water Capital Corp.
   2.950%, 09/01/27...........................................   100     97,403
Ameriprise Financial, Inc.
   4.000%, 10/15/23...........................................    30     31,394
#  3.700%, 10/15/24...........................................   400    414,960
#  2.875%, 09/15/26...........................................   500    488,196
AmerisourceBergen Corp.
#  3.450%, 12/15/27...........................................   200    193,330

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
Analog Devices, Inc.
   3.900%, 12/15/25.....................................        533  $  547,203
Anthem, Inc.
   3.500%, 08/15/24.....................................        150     151,852
   4.101%, 03/01/28.....................................        400     410,065
ANZ New Zealand International Ltd.
(OMEGA) 3.450%, 07/17/27................................        500     498,108
Aon P.L.C.
   3.500%, 06/14/24.....................................        275     279,506
Apache Corp.
   4.375%, 10/15/28.....................................        200     202,242
Apple, Inc.
   3.250%, 02/23/26.....................................        250     253,780
#  2.450%, 08/04/26.....................................        695     669,593
   3.350%, 02/09/27.....................................      1,300   1,321,527
#  3.000%, 06/20/27.....................................      1,000     992,940
   3.000%, 11/13/27.....................................        500     495,793
Applied Materials, Inc.
   3.300%, 04/01/27.....................................        300     302,843
Arizona Public Service Co.
   3.150%, 05/15/25.....................................        100     100,372
Arrow Electronics, Inc.
   3.875%, 01/12/28.....................................        400     387,605
ASB Finance, Ltd.
   0.500%, 06/10/22..................................... EUR    225     255,019
Asian Development Bank
   2.000%, 01/22/25.....................................        150     146,629
AT&T, Inc.
   3.875%, 08/15/21.....................................        150     153,695
#  3.000%, 02/15/22.....................................         50      50,314
   3.950%, 01/15/25.....................................        350     361,098
Australia & New Zealand Banking Group, Ltd.
   3.700%, 11/16/25.....................................        250     257,865
Autodesk, Inc.
   4.375%, 06/15/25.....................................        150     155,170
   3.500%, 06/15/27.....................................        845     824,565
Automatic Data Processing, Inc.
   3.375%, 09/15/25.....................................        600     619,299
AutoZone, Inc...........................................
   2.500%, 04/15/21.....................................         70      69,487
#  3.125%, 04/21/26.....................................        450     437,881
Avnet, Inc.
   4.625%, 04/15/26.....................................        250     254,337
AXIS Specialty Finance P.L.C.
   4.000%, 12/06/27.....................................        728     724,923
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
   3.337%, 12/15/27.....................................        600     587,989
Banco Santander SA
   3.800%, 02/23/28.....................................        200     196,205

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
Bank of America Corp.
   3.300%, 01/11/23.....................................        150  $  151,631
   4.000%, 04/01/24.....................................        136     142,019
   3.419%, 12/20/28.....................................        120     117,853
Bank of New York Mellon Corp. (The)
   3.650%, 02/04/24.....................................        300     309,933
   2.800%, 05/04/26.....................................        500     491,746
Barclays P.L.C.
   4.375%, 01/12/26.....................................        500     507,614
Bemis Co., Inc.
   4.500%, 10/15/21.....................................        100     103,033
Berkshire Hathaway, Inc.
   3.125%, 03/15/26.....................................      2,057   2,068,442
Best Buy Co., Inc.
#  4.450%, 10/01/28.....................................        500     509,981
BlackRock, Inc.
   3.375%, 06/01/22.....................................        100     102,344
   3.200%, 03/15/27.....................................        350     352,821
Booking Holdings, Inc.
   3.600%, 06/01/26.....................................        350     357,726
Boston Scientific Corp.
   3.850%, 05/15/25.....................................        200     206,812
BP Capital Markets America, Inc.
   3.119%, 05/04/26.....................................        250     248,591
   3.017%, 01/16/27.....................................        400     391,988
BP Capital Markets P.L.C.
#  3.535%, 11/04/24.....................................         50      51,330
BPCE SA
   0.375%, 10/05/23..................................... EUR    200     225,392
   4.000%, 04/15/24.....................................        500     520,213
Brown & Brown, Inc.
   4.200%, 09/15/24.....................................        240     246,349
Buckeye Partners L.P.
   3.950%, 12/01/26.....................................        225     218,404
Bunge, Ltd. Finance Corp.
   3.750%, 09/25/27.....................................        965     903,471
Burlington Northern Santa Fe LLC
   3.000%, 04/01/25.....................................         75      75,640
CA, Inc.
   4.500%, 08/15/23.....................................        100     100,785
   4.700%, 03/15/27.....................................        250     249,192
Campbell Soup Co.
   4.150%, 03/15/28.....................................         86      86,376
Canadian Natural Resources, Ltd.
   3.850%, 06/01/27.....................................        500     505,281
Canadian Pacific Railway Co.
   2.900%, 02/01/25.....................................         50      49,789
Capital One Financial Corp.
   3.750%, 04/24/24.....................................         50      51,074
   3.200%, 02/05/25.....................................        260     257,205

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
   3.750%, 03/09/27.........................................    700  $  694,135
Cardinal Health, Inc.
   4.625%, 12/15/20.........................................     75      77,015
#  3.410%, 06/15/27.........................................    500     474,543
CBS Corp.
   3.500%, 01/15/25.........................................    250     250,902
   2.900%, 01/15/27.........................................    704     659,521
CenterPoint Energy Resources Corp.
   4.000%, 04/01/28.........................................    200     205,830
Charles Schwab Corp. (The)
   3.200%, 03/02/27.........................................    700     704,629
Chevron Corp.
   2.419%, 11/17/20.........................................     50      49,935
#  2.954%, 05/16/26.........................................  1,600   1,598,033
Chubb INA Holdings, Inc.
   3.350%, 05/15/24.........................................     50      51,293
Cigna Holding Co.
   3.250%, 04/15/25.........................................    250     247,623
Cincinnati Financial Corp.
   6.920%, 05/15/28.........................................    600     744,828
Cisco Systems, Inc.
   2.200%, 02/28/21.........................................     50      49,710
Citigroup, Inc.
   3.875%, 10/25/23.........................................    380     394,318
Clorox Co. (The)
#  3.900%, 05/15/28.........................................    750     783,148
CME Group, Inc.
   3.000%, 03/15/25.........................................     85      85,539
CMS Energy Corp.
   3.875%, 03/01/24.........................................    175     179,550
CNA Financial Corp.
   3.950%, 05/15/24.........................................    300     308,524
   4.500%, 03/01/26.........................................    280     292,055
Coca-Cola Co. (The)
#  3.150%, 11/15/20.........................................     48      48,501
   3.200%, 11/01/23.........................................    600     613,116
#  2.250%, 09/01/26.........................................    740     705,716
#  2.900%, 05/25/27.........................................    400     396,302
Colgate-Palmolive Co.
   3.250%, 03/15/24.........................................    100     102,665
Comcast Corp.
   3.375%, 08/15/25.........................................    500     507,955
   3.150%, 03/01/26.........................................    200     200,660
Commonwealth Bank of Australia
   2.400%, 11/02/20.........................................    250     249,008
#(OMEGA) 2.850%, 05/18/26...................................    250     242,765
#(OMEGA) 3.150%, 09/19/27...................................    100      98,806
ConocoPhillips Co.
   4.950%, 03/15/26.........................................    250     277,496
ConocoPhillips Holding Co.
   6.950%, 04/15/29.........................................    614     792,791

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
Consolidated Edison Co. of New York, Inc.
   3.300%, 12/01/24.........................................    300  $  305,645
Cooperatieve Rabobank UA
   3.875%, 02/08/22.........................................     50      51,448
   3.375%, 05/21/25.........................................  1,500   1,525,788
Costco Wholesale Corp.
   3.000%, 05/18/27.........................................  1,200   1,205,976
Cox Communications, Inc.
(OMEGA) 3.500%, 08/15/27....................................    400     393,528
Credit Suisse AG
   3.625%, 09/09/24.........................................    500     512,127
CRH America Finance, Inc.
(OMEGA) 3.950%, 04/04/28....................................    200     198,900
CSX Corp.
   3.700%, 10/30/20.........................................     70      70,786
CVS Health Corp.
   2.750%, 12/01/22.........................................    200     197,228
   3.875%, 07/20/25.........................................    505     508,121
Deere & Co.
#  5.375%, 10/16/29.........................................     80      94,989
Deutsche Bank AG
   4.100%, 01/13/26.........................................    200     192,821
Discovery Communications LLC
   3.500%, 06/15/22.........................................     50      50,623
   3.250%, 04/01/23.........................................     75      74,977
   3.900%, 11/15/24.........................................    150     153,891
   4.900%, 03/11/26.........................................    200     212,691
Dollar General Corp.
   3.250%, 04/15/23.........................................    100     100,561
   4.150%, 11/01/25.........................................    500     521,484
Dollar Tree, Inc.
   4.200%, 05/15/28.........................................    600     603,773
Dominion Energy Gas Holdings LLC
   2.800%, 11/15/20.........................................    250     250,295
Dow Chemical Co. (The)
   4.250%, 11/15/20.........................................    150     152,779
   3.000%, 11/15/22.........................................     30      30,036
   3.500%, 10/01/24.........................................    200     202,902
DTE Energy Co.
   2.850%, 10/01/26.........................................    750     715,334
Duke Energy Corp.
   3.750%, 04/15/24.........................................    275     283,651
DXC Technology Co.
   4.750%, 04/15/27.........................................    700     735,139
E*TRADE Financial Corp.
   2.950%, 08/24/22.........................................    300     299,598
   4.500%, 06/20/28.........................................    750     766,713
Eaton Corp.
   3.103%, 09/15/27.........................................    400     393,537
   4.000%, 11/02/32.........................................    400     419,209
Eaton Vance Corp.
   3.500%, 04/06/27.........................................  1,500   1,510,034

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
eBay, Inc.
   2.600%, 07/15/22........................................      175 $  173,380
Ecolab, Inc.
   2.700%, 11/01/26........................................      500    486,536
Electricite de France SA
#(OMEGA) 2.350%, 10/13/20..................................       30     29,822
Electronic Arts, Inc.
   4.800%, 03/01/26........................................      250    268,113
Emerson Electric Co........................................
   2.625%, 12/01/21........................................      450    451,515
Enbridge, Inc..............................................
#  3.500%, 06/10/24........................................      300    303,067
   3.700%, 07/15/27........................................      500    503,136
Enel Finance International NV
(OMEGA) 3.500%, 04/06/28...................................      200    188,547
(OMEGA) 4.875%, 06/14/29...................................      200    208,738
Energy Transfer Operating L.P.
   4.750%, 01/15/26........................................      200    209,225
Enterprise Products Operating LLC
   3.900%, 02/15/24........................................      200    207,305
EOG Resources, Inc.
   3.150%, 04/01/25........................................      200    201,027
   4.150%, 01/15/26........................................      100    105,779
EQT Corp.
#  3.900%, 10/01/27........................................      600    565,926
Equinor ASA
   2.650%, 01/15/24........................................      100     99,325
ERAC USA Finance LLC
(OMEGA) 3.850%, 11/15/24...................................      200    205,525
European Investment Bank
   3.250%, 01/29/24........................................      100    103,846
Eversource Energy
   2.500%, 03/15/21........................................      100     99,480
Exelon Corp.
   2.850%, 06/15/20........................................      150    150,039
   3.400%, 04/15/26........................................      200    200,549
Express Scripts Holding Co.
   3.900%, 02/15/22........................................       75     76,830
   3.500%, 06/15/24........................................      250    252,003
   3.400%, 03/01/27........................................       56     54,498
Exxon Mobil Corp.
   2.222%, 03/01/21........................................       50     49,821
FedEx Corp.
   2.625%, 08/01/22........................................      100     99,316
   1.000%, 01/11/23........................................ EUR  200    230,452
   3.200%, 02/01/25........................................      300    302,686
Fidelity National Information Services, Inc.
   5.000%, 10/15/25........................................       63     68,573
Fifth Third Bancorp........................................
   3.950%, 03/14/28........................................      500    519,359
Fluor Corp.
#  4.250%, 09/15/28........................................    1,000  1,014,499

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
GATX Corp.
   3.250%, 09/15/26........................................      400 $  382,103
General Mills, Inc.
   3.150%, 12/15/21........................................      200    201,486
#  4.200%, 04/17/28........................................      400    418,235
General Motors Co.
   4.200%, 10/01/27........................................      300    299,190
General Motors Financial Co., Inc.
   5.250%, 03/01/26........................................      250    264,593
Georgia Power Co.
   3.250%, 03/30/27........................................      250    243,422
Georgia-Pacific LLC
   7.750%, 11/15/29........................................       40     54,376
Goldman Sachs Group, Inc. (The)
   3.750%, 02/25/26........................................    1,150  1,158,665
Halliburton Co.
   3.500%, 08/01/23........................................      200    203,578
   3.800%, 11/15/25........................................      500    511,533
Harley-Davidson, Inc.
   3.500%, 07/28/25........................................      585    574,165
Hasbro, Inc.
   3.150%, 05/15/21........................................       97     97,333
   3.500%, 09/15/27........................................      100     97,104
Home Depot, Inc. (The)
   2.000%, 04/01/21........................................      100     99,096
   2.700%, 04/01/23........................................       75     75,135
Honeywell International, Inc.
#  2.500%, 11/01/26........................................      700    679,532
HSBC Holdings P.L.C.
   4.000%, 03/30/22........................................      350    360,478
   4.300%, 03/08/26........................................      200    208,314
Huntington Bancshares, Inc.
   3.150%, 03/14/21........................................       75     75,474
   2.300%, 01/14/22........................................      300    295,764
Hyatt Hotels Corp.
   3.375%, 07/15/23........................................      100     99,780
Illinois Tool Works, Inc.
#  3.500%, 03/01/24........................................      100    103,393
ING Bank NV
(OMEGA) 2.050%, 08/15/21...................................      350    343,619
ING Groep NV
   1.000%, 09/20/23........................................ EUR  200    229,506
Intel Corp.
#  3.150%, 05/11/27........................................      500    503,992
Inter-American Development Bank
   3.000%, 02/21/24........................................      250    256,871
Intercontinental Exchange, Inc.
   4.000%, 10/15/23........................................      300    313,785
   3.750%, 12/01/25........................................      250    260,675

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                               FACE
                                                              AMOUNT^   VALUE+
                                                             --------- --------
                                                               (000)
International Business Machines Corp.
#  3.300%, 01/27/27.........................................       750 $758,100
International Paper Co.
   3.800%, 01/15/26.........................................        75   76,716
Interpublic Group of Cos., Inc. (The)
   4.200%, 04/15/24.........................................       250  259,552
ITC Holdings Corp.
   3.650%, 06/15/24.........................................       200  203,369
Janus Capital Group, Inc.
   4.875%, 08/01/25.........................................       350  368,529
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
   4.850%, 01/15/27.........................................       400  403,226
JM Smucker Co. (The)
   3.500%, 03/15/25.........................................        70   70,378
Johnson Controls International P.L.C.
   1.000%, 09/15/23......................................... EUR   500  570,344
JPMorgan Chase & Co.
   3.250%, 09/23/22.........................................       150  151,847
#  3.875%, 02/01/24.........................................       500  520,231
   3.900%, 07/15/25.........................................       330  342,249
#  2.950%, 10/01/26.........................................       500  489,312
Juniper Networks, Inc.
   4.500%, 03/15/24.........................................       200  209,259
Kellogg Co.
   2.750%, 03/01/23.........................................        75   73,698
   3.250%, 04/01/26.........................................       200  197,870
   3.400%, 11/15/27.........................................       500  485,340
Keurig Dr Pepper, Inc.
   3.400%, 11/15/25.........................................       250  244,474
KeyBank NA
#  3.300%, 06/01/25.........................................       250  254,157
KeyCorp
   5.100%, 03/24/21.........................................       100  104,299
Kimberly-Clark Corp.
   2.400%, 06/01/23.........................................        50   49,167
Kohl's Corp.
   4.750%, 12/15/23.........................................        67   70,359
Kommunalbanken A.S.
   1.750%, 05/28/19.........................................       100   99,943
Kommunekredit
   0.000%, 09/08/22......................................... EUR   400  451,229
Kommuninvest I Sverige AB
   0.250%, 06/01/22......................................... SEK 4,000  424,001
   0.750%, 02/22/23......................................... SEK 7,000  752,758
   1.000%, 11/13/23......................................... SEK 9,000  978,070
Kraft Heinz Foods Co.
   3.500%, 06/06/22.........................................       200  202,428
   3.950%, 07/15/25.........................................       400  403,691
Kroger Co. (The)
#  7.500%, 04/01/31.........................................       424  539,415

                                                                FACE
                                                               AMOUNT^  VALUE+
                                                               ------- --------
                                                                (000)
Laboratory Corp. of America Holdings
   3.600%, 09/01/27...........................................     750 $750,699
Lear Corp.
   3.800%, 09/15/27...........................................     500  486,838
Legg Mason, Inc.
   4.750%, 03/15/26...........................................      30   31,150
Lincoln National Corp.
   3.350%, 03/09/25...........................................      75   75,344
Lloyds Banking Group P.L.C.
   3.750%, 01/11/27...........................................     450  446,362
Loews Corp.
   2.625%, 05/15/23...........................................      50   49,546
   3.750%, 04/01/26...........................................     200  206,529
Lowe's Cos., Inc.
   3.875%, 09/15/23...........................................      50   51,887
   3.375%, 09/15/25...........................................     125  126,331
   2.500%, 04/15/26...........................................     500  474,604
LyondellBasell Industries NV
   6.000%, 11/15/21...........................................     200  213,095
   5.750%, 04/15/24...........................................     300  330,617
Macquarie Bank, Ltd.
(OMEGA)  3.900%, 01/15/26.....................................     250  254,192
Manufacturers & Traders Trust Co.
   2.900%, 02/06/25...........................................     300  299,323
Marathon Petroleum Corp.
   3.625%, 09/15/24...........................................     100  101,140
(OMEGA)  5.125%, 12/15/26.....................................     100  108,078
Markel Corp.
   5.350%, 06/01/21...........................................      30   31,297
Marriott International, Inc.
   2.875%, 03/01/21...........................................     200  199,924
   4.000%, 04/15/28...........................................     100  101,891
Marsh & McLennan Cos., Inc.
   2.750%, 01/30/22...........................................     300  299,875
   3.500%, 03/10/25...........................................     250  255,828
Mastercard, Inc.
   2.950%, 11/21/26...........................................     300  299,931
Maxim Integrated Products, Inc.
   3.450%, 06/15/27...........................................     150  145,575
McDonald's Corp.
   2.750%, 12/09/20...........................................      30   30,025
   2.625%, 01/15/22...........................................     300  299,644
   2.000%, 06/01/23........................................... EUR 100  120,516
   3.700%, 01/30/26...........................................     150  154,414
McKesson Corp.
   3.796%, 03/15/24...........................................      75   76,666
Medtronic, Inc.
   3.125%, 03/15/22...........................................      50   50,673
   3.500%, 03/15/25...........................................     250  257,628
MetLife, Inc.
   3.600%, 04/10/24...........................................      50   51,944
#  3.000%, 03/01/25...........................................     250  252,563

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                                FACE
                                                               AMOUNT^  VALUE+
                                                               ------- --------
                                                                (000)
Microsoft Corp.
   2.400%, 08/08/26...........................................   800   $774,423
   3.300%, 02/06/27...........................................   400    410,020
Mizuho Financial Group, Inc.
(OMEGA)  2.632%, 04/12/21.....................................   200    199,205
   2.953%, 02/28/22...........................................   400    400,234
Morgan Stanley
#  5.500%, 07/28/21...........................................   100    105,568
   3.875%, 04/29/24...........................................   350    362,134
   3.875%, 01/27/26...........................................   400    409,825
   3.625%, 01/20/27...........................................   400    403,872
Mosaic Co. (The)
   4.250%, 11/15/23...........................................   300    312,373
MPLX L.P.
   4.125%, 03/01/27...........................................   597    603,638
   4.000%, 03/15/28...........................................   500    500,627
Nasdaq, Inc.
   4.250%, 06/01/24...........................................   375    393,107
National Australia Bank, Ltd.
   1.875%, 07/12/21...........................................   500    490,930
(OMEGA)  3.500%, 01/10/27.....................................   250    253,782
National Rural Utilities Cooperative Finance Corp.
   8.000%, 03/01/32...........................................   121    169,327
Nationwide Building Society
(OMEGA)  3.900%, 07/21/25.....................................   600    616,110
NetApp, Inc.
   3.300%, 09/29/24...........................................   200    197,703
Newmont Goldcorp Corp.
(OMEGA)  3.625%, 06/09/21.....................................   190    191,551
NextEra Energy Capital Holdings, Inc.
   3.550%, 05/01/27...........................................   900    910,294
NiSource, Inc.
   3.850%, 02/15/23...........................................   200    204,150
Noble Energy, Inc.
   4.150%, 12/15/21...........................................   200    204,901
#  3.850%, 01/15/28...........................................   400    398,633
Nordstrom, Inc.
   4.000%, 03/15/27...........................................   200    198,200
Norfolk Southern Corp.
   2.900%, 06/15/26...........................................   200    196,574
NRW Bank
   1.875%, 07/01/19...........................................   100     99,887
Nucor Corp.
   3.950%, 05/01/28...........................................   300    311,657
Nutrien, Ltd.
   3.625%, 03/15/24...........................................   300    303,838
Nuveen Finance LLC
(OMEGA)  4.125%, 11/01/24.....................................    50     52,625
Occidental Petroleum Corp.
   3.000%, 02/15/27...........................................   300    290,623
Omnicom Group, Inc. / Omnicom Capital, Inc.
#  3.650%, 11/01/24...........................................   300    306,447

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
ONEOK, Inc.
   4.000%, 07/13/27........................................      800 $  805,122
Oracle Corp.
   2.950%, 05/15/25........................................    1,900  1,891,259
   3.250%, 11/15/27........................................    1,750  1,759,385
O'Reilly Automotive, Inc.
   3.600%, 09/01/27........................................      800    794,377
Packaging Corp. of America
   4.500%, 11/01/23........................................      500    527,988
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(OMEGA) 3.050%, 01/09/20...................................       51     50,975
(OMEGA) 3.400%, 11/15/26...................................      721    686,065
PepsiCo, Inc.
   2.750%, 03/05/22........................................      100    100,746
Phillips 66
   4.300%, 04/01/22........................................      200    208,396
Phillips 66 Partners L.P.
#  3.550%, 10/01/26........................................      200    196,723
   3.750%, 03/01/28........................................      500    494,972
PNC Bank NA
   3.250%, 06/01/25........................................      250    253,579
PPG Industries, Inc.
#  3.750%, 03/15/28........................................      499    507,553
PPL Capital Funding, Inc.
#  3.100%, 05/15/26........................................      400    386,384
Praxair, Inc.
   2.200%, 08/15/22........................................       50     49,338
Precision Castparts Corp.
   3.250%, 06/15/25........................................      344    351,382
Principal Financial Group, Inc.
   3.125%, 05/15/23........................................      200    200,228
   3.100%, 11/15/26........................................      100     97,228
Progress Energy, Inc.
   7.750%, 03/01/31........................................      400    547,299
Progressive Corp.
#  2.450%, 01/15/27........................................      200    191,115
Province of Alberta Canada
#(OMEGA)  2.050%, 08/17/26.................................    1,000    952,164
Province of British Columbia Canada
   6.500%, 01/15/26........................................      200    242,470
Province of Manitoba Canada
   1.750%, 05/30/19........................................      100     99,936
Province of Ontario Canada
   1.875%, 05/21/20........................................       50     49,691
   3.150%, 06/02/22........................................ CAD  340    263,600
Province of Quebec Canada
   3.500%, 07/29/20........................................       35     35,440
   7.500%, 09/15/29........................................      500    702,343
Prudential Financial, Inc.
   4.500%, 11/16/21........................................      100    104,328
#  3.500%, 05/15/24........................................      200    206,787
PSEG Power LLC
   5.125%, 04/15/20........................................       30     30,631

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
QUALCOMM, Inc.
   3.450%, 05/20/25.........................................    575  $  586,523
Quest Diagnostics, Inc.
   3.500%, 03/30/25.........................................    200     200,466
Reinsurance Group of America, Inc.
   3.950%, 09/15/26.........................................    400     406,075
Rockwell Automation, Inc.
   2.875%, 03/01/25.........................................    300     297,769
Rolls-Royce P.L.C.
(OMEGA)  3.625%, 10/14/25...................................    600     601,682
Roper Technologies, Inc.
   3.800%, 12/15/26.........................................    200     201,974
Royal Bank of Scotland Group P.L.C.
   4.800%, 04/05/26.........................................    200     209,943
Royal Caribbean Cruises, Ltd.
   7.500%, 10/15/27.........................................    200     242,844
#  3.700%, 03/15/28.........................................    200     193,688
salesforce.com, Inc.
   3.700%, 04/11/28.........................................    200     209,482
Santander Holdings USA, Inc.
   4.500%, 07/17/25.........................................    250     260,652
#  4.400%, 07/13/27.........................................    200     203,186
Santander UK Group Holdings P.L.C.
   2.875%, 10/16/20.........................................    350     349,225
Santander UK P.L.C.
   4.000%, 03/13/24.........................................     50      52,155
Sempra Energy
   3.550%, 06/15/24.........................................    250     252,979
Shell International Finance BV
   2.125%, 05/11/20.........................................    180     179,119
   3.400%, 08/12/23.........................................     30      30,780
   3.250%, 05/11/25.........................................  1,222   1,245,175
   2.875%, 05/10/26.........................................    850     843,188
Sherwin-Williams Co. (The)
   3.450%, 08/01/25.........................................    100     100,577
Siemens Financieringsmaatschappij NV
(OMEGA)  6.125%, 08/17/26...................................    200     234,003
Solvay Finance America LLC
(OMEGA)  4.450%, 12/03/25...................................    200     208,112
Southern Co. (The)
   3.250%, 07/01/26.........................................    500     493,481
Southern Power Co.
   4.150%, 12/01/25.........................................     50      52,040
Southwest Airlines Co.
   3.000%, 11/15/26.........................................    250     241,162
Southwest Gas Corp.
   3.700%, 04/01/28.........................................    100     101,803
Spectra Energy Partners L.P.
   4.750%, 03/15/24.........................................    400     427,763

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
Standard Chartered P.L.C.
#(OMEGA)  4.050%, 04/12/26.................................      200 $  203,258
Starbucks Corp.
   2.100%, 02/04/21........................................      100     98,960
State Street Corp.
   3.550%, 08/18/25........................................      200    207,075
Stryker Corp.
   3.375%, 05/15/24........................................      200    204,394
   3.375%, 11/01/25........................................      500    507,976
Sumitomo Mitsui Financial Group, Inc.
#  3.784%, 03/09/26........................................      800    824,386
Suncor Energy, Inc.
   3.600%, 12/01/24........................................      200    204,340
SunTrust Bank
#  2.450%, 08/01/22........................................      400    396,010
SunTrust Banks, Inc.
   2.900%, 03/03/21........................................       75     75,219
SVB Financial Group
   5.375%, 09/15/20........................................      100    103,370
Svenska Handelsbanken AB
   0.250%, 02/28/22........................................ EUR  880    994,768
Sysco Corp.
   2.600%, 10/01/20........................................       30     29,953
   3.300%, 07/15/26........................................    1,000    994,194
Tapestry, Inc.
   4.250%, 04/01/25........................................      300    303,415
Target Corp.
#  2.500%, 04/15/26........................................      325    316,052
TCI Communications, Inc.
   7.875%, 02/15/26........................................      140    179,393
TD Ameritrade Holding Corp.
   3.625%, 04/01/25........................................       30     31,039
Telefonica Europe BV
   8.250%, 09/15/30........................................      975  1,314,543
Texas Instruments, Inc.
#  2.900%, 11/03/27........................................      500    494,993
Thomson Reuters Corp.
   4.300%, 11/23/23........................................      400    417,728
TJX Cos., Inc. (The)
   2.250%, 09/15/26........................................    1,150  1,095,584
Toronto-Dominion Bank (The)
   1.994%, 03/23/22........................................ CAD  500    371,956
Total System Services, Inc.
   4.800%, 04/01/26........................................      530    556,722
   4.450%, 06/01/28........................................      607    626,928
TransCanada PipeLines, Ltd.
   2.500%, 08/01/22........................................      200    197,479
   4.875%, 01/15/26........................................       90     96,920
#  4.250%, 05/15/28........................................      500    520,884
TWDC Enterprises 18 Corp.
   3.150%, 09/17/25........................................      200    203,439
U.S. Bancorp
   3.700%, 01/30/24........................................       75     77,948

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                                FACE
                                                               AMOUNT^  VALUE+
                                                               ------- --------
                                                                (000)
U.S. Bank NA
   2.800%, 01/27/25...........................................     750 $745,739
UBS Group Funding Switzerland AG
(OMEGA)  4.125%, 09/24/25.....................................     400  414,623
Unilever Capital Corp.
   2.000%, 07/28/26...........................................     100   92,893
Union Pacific Corp.
#  3.750%, 03/15/24...........................................     200  207,822
   3.950%, 09/10/28...........................................     650  682,815
United Parcel Service, Inc.
   2.450%, 10/01/22...........................................     100   99,454
   0.375%, 11/15/23........................................... EUR 650  736,355
United Technologies Corp.
   7.500%, 09/15/29...........................................      40   52,643
Unum Group
   3.000%, 05/15/21...........................................     350  350,529
Valero Energy Corp.
   3.400%, 09/15/26...........................................     250  245,351
Verizon Communications, Inc.
   3.376%, 02/15/25...........................................      24   24,359
   2.625%, 08/15/26...........................................     200  192,116
   4.329%, 09/21/28...........................................     823  880,147
#(OMEGA)  4.016%, 12/03/29....................................     151  157,659
Viacom, Inc.
   3.875%, 04/01/24...........................................      31   31,550
Visa, Inc.
   3.150%, 12/14/25...........................................     375  380,962
Vodafone Group P.L.C.
   7.875%, 02/15/30...........................................     200  257,254
Walgreens Boots Alliance, Inc.
   3.450%, 06/01/26...........................................     450  435,143
Walmart, Inc.
   2.550%, 04/11/23...........................................     100   99,584
Walt Disney Co
(OMEGA)  3.000%, 09/15/22.....................................     180  181,388
Walt Disney Co. (The)
(OMEGA)  3.700%, 09/15/24.....................................     200  208,507
Warner Media LLC
   3.550%, 06/01/24...........................................     200  203,682
   3.600%, 07/15/25...........................................     300  303,726
   3.800%, 02/15/27...........................................     200  201,183
Waste Management, Inc.
   3.500%, 05/15/24...........................................     310  318,096
WEC Energy Group, Inc.
   3.550%, 06/15/25...........................................     500  510,892
Wells Fargo & Co.
   3.000%, 02/19/25...........................................     350  346,687
   3.000%, 04/22/26...........................................     450  439,703
Westpac Banking Corp.
   4.875%, 11/19/19...........................................      59   59,687
   2.850%, 05/13/26...........................................     300  291,856
   3.350%, 03/08/27...........................................     550  553,337
WestRock MWV LLC
   8.200%, 01/15/30...........................................     222  293,374

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
Whirlpool Corp.
   3.700%, 05/01/25.......................................    200  $    202,153
Williams Cos., Inc. (The)
#  4.000%, 09/15/25.......................................    500       515,294
   3.750%, 06/15/27.......................................    110       110,007
Wm Wrigley Jr Co.
(OMEGA)  2.900%, 10/21/19.................................     75        75,026
Zimmer Biomet Holdings, Inc.
   3.550%, 04/01/25.......................................    300       299,976
Zoetis, Inc.
   3.000%, 09/12/27.......................................    355       340,590
                                                                   ------------
TOTAL BONDS...............................................          141,626,465
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- (19.0%)
U.S. Treasury Bonds
   8.125%, 05/15/21.......................................    500       557,676
   7.250%, 08/15/22.......................................    700       809,867
   6.250%, 08/15/23.......................................  1,210     1,405,065
   7.500%, 11/15/24.......................................    600       760,055
   6.875%, 08/15/25.......................................  1,000     1,261,211
   6.000%, 02/15/26.......................................  1,000     1,224,375
   6.750%, 08/15/26.......................................  1,000     1,287,813
   6.625%, 02/15/27.......................................  1,400     1,813,766
   6.125%, 11/15/27.......................................    750       959,795
   5.250%, 11/15/28.......................................    250       308,057
   5.250%, 02/15/29.......................................  2,570     3,179,271
   6.125%, 08/15/29.......................................  1,045     1,386,135
   6.250%, 05/15/30.......................................  1,030     1,396,857
   5.375%, 02/15/31.......................................  2,710     3,486,055
U.S. Treasury Notes
   1.125%, 07/31/21.......................................  1,250     1,219,141
   1.250%, 10/31/21.......................................    200       195,156
   1.500%, 02/28/23.......................................  2,200     2,138,984
   1.500%, 03/31/23.......................................  2,230     2,166,671
   1.750%, 05/15/23.......................................  1,300     1,274,152
   1.250%, 07/31/23.......................................  1,000       958,945
   2.750%, 02/15/24.......................................  1,900     1,940,152
   2.125%, 07/31/24.......................................    500       495,684
   2.125%, 05/15/25.......................................  2,600     2,565,773
   2.875%, 05/31/25.......................................  1,300     1,338,035
   2.000%, 08/15/25.......................................  2,800     2,739,516
   2.250%, 11/15/25.......................................  2,400     2,380,781
   1.625%, 02/15/26.......................................  1,400     1,332,734
   1.625%, 05/15/26.......................................  3,100     2,944,516
   1.500%, 08/15/26.......................................  2,500     2,347,461
   2.250%, 11/15/27.......................................  2,750     2,703,594
   2.750%, 02/15/28.......................................  1,700     1,736,457
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS...........................           50,313,750
                                                                   ------------
TOTAL INVESTMENT SECURITIES...............................          248,261,216
                                                                   ------------

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (6.4%)
@(S)  The DFA Short Term Investment Fund................ 1,475,966 $ 17,078,405
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $263,210,023)..................................           $265,339,621
                                                                   ============

As of April 30, 2019, DFA Social Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                          UNREALIZED
                                                                            FOREIGN
                                                                           EXCHANGE
CURRENCY                                                      SETTLEMENT APPRECIATION
PURCHASED      CURRENCY SOLD           COUNTERPARTY              DATE    (DEPRECIATION)
---------      --------------- -----------------------------  ---------- --------------
USD    642,486 CAD     854,969 Citibank, N.A.                  05/03/19      $4,272
USD  2,219,034 SEK  20,489,967 Citibank, N.A.                  05/20/19      58,537
USD  3,862,743 EUR   3,404,581 State Street Bank and Trust     05/20/19      38,527
                                                                           ---------
TOTAL APPRECIATION                                                         $101,336
                                                                           =========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                      LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                      ------- ------------ ------- ------------
Agency Obligations...................   --    $ 56,321,001   --    $ 56,321,001
Bonds................................   --     141,626,465   --     141,626,465
U.S. Treasury Obligations............   --      50,313,750   --      50,313,750
Securities Lending Collateral........   --      17,078,405   --      17,078,405
Forward Currency Contracts**.........   --         101,336   --         101,336
                                        --    ------------   --    ------------
TOTAL................................   --    $265,440,957   --    $265,440,957
                                        ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                             FACE
                                                            AMOUNT^
                                                             (000)     VALUE+
                                                           --------- ----------
BONDS -- (90.5%)
AUSTRALIA -- (0.7%)
Australia & New Zealand Banking Group, Ltd.
   0.750%, 09/29/26....................................... EUR   300 $  339,608
National Australia Bank, Ltd.
   1.375%, 08/30/28....................................... EUR   500    583,042
Westpac Banking Corp.
   2.125%, 05/02/25....................................... GBP   700    926,684
                                                                     ----------
TOTAL AUSTRALIA...........................................            1,849,334
                                                                     ----------
AUSTRIA -- (1.5%)
Oesterreichische Kontrollbank AG
   0.250%, 09/26/24....................................... EUR 1,700  1,930,982
Republic of Austria Government Bond
(OMEGA) 0.750%, 10/20/26.................................. EUR 1,600  1,891,001
                                                                     ----------
TOTAL AUSTRIA.............................................            3,821,983
                                                                     ----------
BELGIUM -- (2.6%)
Anheuser-Busch InBev SA
   2.250%, 05/24/29....................................... GBP   700    885,124
Dexia Credit Local SA
   1.000%, 10/18/27....................................... EUR 1,250  1,460,331
Kingdom of Belgium Government Bond
   5.500%, 03/28/28....................................... EUR 1,700  2,779,092
(OMEGA) 1.000%, 06/22/31.................................. EUR   500    583,625
   1.250%, 04/22/33....................................... EUR   600    713,661
                                                                     ----------
TOTAL BELGIUM.............................................            6,421,833
                                                                     ----------
CANADA -- (8.4%)
Alimentation Couche-Tard, Inc.
   1.875%, 05/06/26....................................... EUR   800    931,563
Bank of Montreal
   1.900%, 08/27/21.......................................     2,000  1,968,831
Bank of Nova Scotia (The)
   2.620%, 12/02/26....................................... CAD 1,000    751,011
Brookfield Finance, Inc.
   4.850%, 03/29/29.......................................       800    842,431
CPPIB Capital, Inc.
   1.500%, 03/04/33....................................... EUR 1,050  1,269,657
Province of Alberta Canada
   3.300%, 03/15/28.......................................     4,000  4,125,084

                                                           FACE
                                                          AMOUNT^
                                                           (000)      VALUE+
                                                         ---------- -----------
CANADA -- (Continued)
Province of British Columbia Canada
   2.550%, 06/18/27..................................... CAD  1,000 $   761,275
Province of Manitoba Canada
   3.250%, 09/05/29..................................... CAD    800     633,503
Province of Ontario Canada
   2.600%, 09/08/23..................................... CAD  2,500   1,914,720
   5.850%, 03/08/33..................................... CAD    800     816,655
Province of Quebec Canada
   2.750%, 04/12/27.....................................      4,000   3,998,959
Province of Saskatchewan Canada
   6.400%, 09/05/31..................................... CAD  1,000   1,043,532
Toronto-Dominion Bank (The)
   0.625%, 07/20/23..................................... EUR  1,700   1,945,551
                                                                    -----------
TOTAL CANADA............................................             21,002,772
                                                                    -----------
DENMARK -- (1.9%)
Danske Bank A.S.
(OMEGA) 4.375%, 06/12/28................................      1,000     973,537
Denmark Government Bond
   0.500%, 11/15/27..................................... DKK 11,000   1,735,694
Kommunekredit
   0.750%, 05/18/27..................................... EUR  1,700   1,966,764
                                                                    -----------
TOTAL DENMARK...........................................              4,675,995
                                                                    -----------
FINLAND -- (2.2%)
Finland Government Bond
(OMEGA) 1.125%, 04/15/34................................ EUR    600     721,961
Municipality Finance P.L.C.
   1.250%, 12/07/22..................................... GBP  3,000   3,909,505
Nordea Bank AB
   0.875%, 06/26/23..................................... EUR    800     908,918
                                                                    -----------
TOTAL FINLAND...........................................              5,540,384
                                                                    -----------
FRANCE -- (6.2%)
Agence Francaise de Developpement
   1.375%, 07/05/32..................................... EUR    600     711,168
BNP Paribas SA
   1.625%, 02/23/26..................................... EUR    800     969,066
BPCE SA
   0.875%, 01/31/24..................................... EUR    700     796,147
Credit Agricole SA
   2.375%, 05/20/24..................................... EUR    800     988,076
French Republic Government Bond OAT
   0.500%, 05/25/25..................................... EUR  1,600   1,862,421

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT^     VALUE+
                                                        ----------- -----------
                                                           (000)
FRANCE -- (Continued)
Orange SA
   8.125%, 01/28/33.................................... EUR     500 $ 1,005,434
Pernod Ricard SA
   1.500%, 05/18/26.................................... EUR     600     710,102
Sanofi
   3.625%, 06/19/28....................................       2,000   2,066,040
SNCF Mobilites
   5.375%, 03/18/27.................................... GBP   1,600   2,628,443
SNCF Reseau EPIC
   5.250%, 12/07/28.................................... GBP   1,000   1,688,234
Societe Generale SA
   1.375%, 01/13/28.................................... EUR     900   1,016,169
Total System Services, Inc.
   4.450%, 06/01/28....................................         500     516,416
Unedic Asseo
   1.250%, 05/25/33.................................... EUR     500     593,001
                                                                    -----------
TOTAL FRANCE...........................................              15,550,717
                                                                    -----------
GERMANY -- (5.2%)
Daimler AG
   1.375%, 05/11/28.................................... EUR     900   1,046,570
Deutsche Bahn Finance GMBH
   2.750%, 03/19/29.................................... EUR     107     142,765
Deutsche Telekom International Finance BV
   1.375%, 01/30/27.................................... EUR     800     927,388
Kreditanstalt fuer Wiederaufbau
   2.050%, 02/16/26.................................... JPY 298,000   3,086,399
   5.750%, 06/07/32.................................... GBP   1,000   1,932,633
Landwirtschaftliche Rentenbank
   2.000%, 01/13/25....................................         800     783,015
NRW Bank
   0.750%, 06/30/28.................................... EUR   1,000   1,158,770
Siemens Financieringsmaatschappij NV
   1.000%, 09/06/27.................................... EUR     800     928,414
State of North Rhine-Westphalia Germany
   0.950%, 03/13/28.................................... EUR   2,500   2,952,754
                                                                    -----------
TOTAL GERMANY..........................................              12,958,708
                                                                    -----------
JAPAN -- (2.9%)
Development Bank of Japan, Inc.
   1.700%, 09/20/22.................................... JPY 120,000   1,141,697
Honda Canada Finance, Inc.
   3.444%, 05/23/25.................................... CAD     500     388,285

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                           --------- ----------
                                                             (000)
JAPAN -- (Continued)
Mitsubishi UFJ Financial Group, Inc.
   3.677%, 02/22/27.......................................     1,000 $1,025,628
Mizuho Financial Group, Inc.
   2.839%, 09/13/26.......................................       600    582,183
Sumitomo Mitsui Financial Group, Inc.
   3.784%, 03/09/26.......................................     1,000  1,030,482
Toyota Credit Canada, Inc.
   2.700%, 01/25/23....................................... CAD 4,000  3,024,976
                                                                     ----------
TOTAL JAPAN...............................................            7,193,251
                                                                     ----------
LUXEMBOURG -- (0.3%)
Whirlpool Finance Luxembourg Sarl
   1.100%, 11/09/27....................................... EUR   650    709,698
                                                                     ----------
NETHERLANDS -- (2.9%)
ABN AMRO Bank NV
   1.000%, 04/16/25....................................... EUR   800    934,038
BNG Bank NV
   1.000%, 01/12/26....................................... EUR 1,600  1,897,185
Cooperatieve Rabobank UA
   1.375%, 02/03/27....................................... EUR   600    719,773
Heineken NV
   1.375%, 01/29/27....................................... EUR   500    589,004
ING Groep NV
   1.375%, 01/11/28....................................... EUR   900  1,029,000
Koninklijke Philips NV
   1.375%, 05/02/28....................................... EUR   800    937,488
Nederlandse Waterschapsbank NV
   1.000%, 03/01/28....................................... EUR 1,000  1,184,715
                                                                     ----------
TOTAL NETHERLANDS.........................................            7,291,203
                                                                     ----------
NORWAY -- (1.0%)
Kommunalbanken A.S.
   0.625%, 04/20/26....................................... EUR 1,700  1,953,939
Norway Government Bond
(OMEGA) 1.750%, 02/17/27.................................. NOK 5,500    642,039
                                                                     ----------
TOTAL NORWAY..............................................            2,595,978
                                                                     ----------
SPAIN -- (0.7%)
Banco Santander SA
   1.375%, 12/14/22....................................... EUR   800    936,388
Telefonica Emisiones SA
   5.375%, 02/02/26....................................... GBP   600    919,907
                                                                     ----------
TOTAL SPAIN...............................................            1,856,295
                                                                     ----------

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                           FACE
                                                          AMOUNT^     VALUE+
                                                        ----------- -----------
                                                           (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (7.8%)
Asian Development Bank
   2.350%, 06/21/27.................................... JPY 610,000 $ 6,575,969
European Financial Stability Facility
   0.625%, 10/16/26.................................... EUR   1,700   1,974,196
European Investment Bank
   2.150%, 01/18/27.................................... JPY 500,000   5,300,615
European Stability Mechanism
   1.200%, 05/23/33.................................... EUR     600     716,172
European Union
   1.250%, 04/04/33.................................... EUR     500     599,249
International Bank for Reconstruction & Development
   5.750%, 06/07/32.................................... GBP   2,200   4,248,786
                                                                    -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS...........              19,414,987
                                                                    -----------
SWEDEN -- (1.5%)
Kommuninvest I Sverige AB
   0.750%, 02/22/23.................................... SEK   5,000     537,684
Sweden Government Bond
   2.250%, 06/01/32.................................... SEK  25,000   3,217,276
                                                                    -----------
TOTAL SWEDEN...........................................               3,754,960
                                                                    -----------
SWITZERLAND -- (0.8%)
Credit Suisse AG
   1.500%, 04/10/26.................................... EUR     800     954,209
UBS Group Funding Switzerland AG
   1.250%, 09/01/26.................................... EUR     800     926,697
                                                                    -----------
TOTAL SWITZERLAND......................................               1,880,906
                                                                    -----------
UNITED KINGDOM -- (5.1%)
AstraZeneca P.L.C.
   5.750%, 11/13/31.................................... GBP     500     878,319
Barclays P.L.C.
   4.375%, 01/12/26....................................       1,000   1,015,228
British Telecommunications P.L.C.
   3.125%, 11/21/31.................................... GBP     700     933,157
Coca-Cola European Partners P.L.C.
   2.625%, 11/06/23.................................... EUR     800     992,168
Diageo Finance P.L.C.
   1.500%, 10/22/27.................................... EUR     500     594,870
GlaxoSmithKline Capital P.L.C.
   1.000%, 09/12/26.................................... EUR     800     920,836

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                          --------- -----------
                                                            (000)
UNITED KINGDOM -- (Continued)
HSBC Holdings P.L.C.
   3.400%, 03/08/21......................................       900 $   909,206
Lloyds Banking Group P.L.C.
   1.500%, 09/12/27...................................... EUR   900   1,021,432
Mead Johnson Nutrition Co.
   4.125%, 11/15/25......................................       600     632,802
Nationwide Building Society
   3.250%, 01/20/28...................................... GBP   700     977,086
Unilever NV
   1.375%, 07/31/29...................................... EUR   700     831,967
United Kingdom Gilt
   1.625%, 10/22/28...................................... GBP   900   1,219,794
   4.250%, 06/07/32...................................... GBP   600   1,050,292
Vodafone Group P.L.C.
   1.875%, 11/20/29...................................... EUR   600     698,414
                                                                    -----------
TOTAL UNITED KINGDOM.....................................            12,675,571
                                                                    -----------
UNITED STATES -- (38.8%)
Abbott Ireland Financing DAC
   1.500%, 09/27/26...................................... EUR   800     943,840
AbbVie, Inc.
   4.250%, 11/14/28......................................       600     614,571
Aetna, Inc.
   3.500%, 11/15/24......................................       693     693,762
Allergan Funding SCS
   2.125%, 06/01/29...................................... EUR   800     916,980
American Express Co.
   3.000%, 10/30/24......................................     1,000     999,584
American International Group, Inc.
   1.875%, 06/21/27...................................... EUR   800     920,844
American Water Capital Corp.
   2.950%, 09/01/27......................................       800     779,228
Amgen, Inc.
   4.000%, 09/13/29...................................... GBP   700   1,023,727
Amphenol Technologies Holding GmbH
   2.000%, 10/08/28...................................... EUR   600     721,210
Anthem, Inc.
   4.101%, 03/01/28......................................     1,000   1,025,164
AON Corp. Co. GUAR 12/28
   4.500%, 12/15/28......................................       500     529,668
Apple, Inc.
   1.375%, 05/24/29...................................... EUR 1,600   1,909,528
   3.050%, 07/31/29...................................... GBP 1,300   1,876,587
Applied Materials, Inc.
   3.300%, 04/01/27......................................     1,000   1,009,475
Arrow Electronics, Inc.
   3.875%, 01/12/28......................................     1,000     969,012
AT&T, Inc.
   3.825%, 11/25/20...................................... CAD 1,200     915,232
Autodesk, Inc.
   3.500%, 06/15/27......................................       500     487,908

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
UNITED STATES -- (Continued)
AutoZone, Inc.
   2.500%, 04/15/21........................................      600 $  595,601
Avnet, Inc.
   4.625%, 04/15/26........................................      500    508,674
AXIS Specialty Finance P.L.C.
   4.000%, 12/06/27........................................      800    796,619
Bank of America Corp.
   7.000%, 07/31/28........................................ GBP  600  1,075,156
Baxter International, Inc.
   2.600%, 08/15/26........................................    1,000    961,457
Best Buy Co., Inc.
   4.450%, 10/01/28........................................      800    815,970
Biogen, Inc.
   4.050%, 09/15/25........................................      900    925,519
BMW US Capital LLC
   1.000%, 04/20/27........................................ EUR  900  1,026,500
Booking Holdings, Inc.
   3.550%, 03/15/28........................................      500    504,980
Bristol-Myers Squibb Co.
   1.000%, 05/15/25........................................ EUR  800    930,793
Brown & Brown, Inc.
   4.500%, 03/15/29........................................    1,000  1,015,145
Brown-Forman Corp.
   2.600%, 07/07/28........................................ GBP  700    944,243
CA, Inc.
   4.700%, 03/15/27........................................    1,000    996,769
Campbell Soup Co.
   4.150%, 03/15/28........................................      600    602,627
Capital One Financial Corp.
   3.750%, 03/09/27........................................      600    594,972
Cardinal Health, Inc.
   3.410%, 06/15/27........................................    1,000    949,086
CBS Corp.
   4.000%, 01/15/26........................................      600    611,358
Celgene Corp.
   3.450%, 11/15/27........................................      600    594,002
Chubb INA Holdings, Inc.
   1.550%, 03/15/28........................................ EUR  800    934,222
Citigroup, Inc.
   1.625%, 03/21/28........................................ EUR  800    934,259
Citizens Bank N.A.
   3.700%, 03/29/23........................................      900    924,037
CNA Financial Corp.
   3.950%, 05/15/24........................................      900    925,572
Coca Cola Co.
   1.875%, 09/22/26........................................ EUR  600    740,344
Comcast Corp.
   5.500%, 11/23/29........................................ GBP  600  1,020,234
Constellation Brands, Inc.
   3.600%, 02/15/28........................................      500    495,694
Costco Wholesale Corp.
   3.000%, 05/18/27........................................    1,500  1,507,470
DH Europe Finance SA
   1.200%, 06/30/27........................................ EUR  800    911,510

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
UNITED STATES -- (Continued)
Discovery Communications LLC
   1.900%, 03/19/27........................................ EUR  800 $  934,135
Dollar General Corp.
   4.150%, 11/01/25........................................      600    625,781
Dollar Tree, Inc.
   3.700%, 05/15/23........................................    1,000  1,016,297
Dover Corp.
   3.150%, 11/15/25........................................    1,000    992,355
DXC Technology Co.
   4.750%, 04/15/27........................................      500    525,100
E*TRADE Financial Corp.
   4.500%, 06/20/28........................................    1,000  1,022,284
Eaton Vance Corp.
   3.500%, 04/06/27........................................      477    480,191
eBay, Inc.
   3.600%, 06/05/27........................................      200    197,548
Emerson Electric Co.
   1.250%, 10/15/25........................................ EUR  500    584,180
   2.000%, 10/15/29........................................ EUR  300    363,914
FedEx Corp.
   1.625%, 01/11/27........................................ EUR  700    825,218
GATX Corp.
   3.500%, 03/15/28........................................      600    575,688
General Dynamics Corp.
   2.125%, 08/15/26........................................      600    567,728
General Mills, Inc.
   1.000%, 04/27/23........................................ EUR  525    606,226
General Motors Financial Co. Inc.
   3.250%, 01/05/23........................................    1,000    990,340
Gilead Sciences, Inc.
   3.650%, 03/01/26........................................      600    613,065
Goldman Sachs Group, Inc. (The)
   7.125%, 08/07/25........................................ GBP  600    988,541
Harley-Davidson, Inc.
   3.500%, 07/28/25........................................    1,000    981,478
Hewlett Packard Enterprise Co.
   4.900%, 10/15/25........................................      900    960,359
Hyatt Hotels Corp.
   4.375%, 09/15/28........................................      500    511,287
International Business Machines Corp.
   1.750%, 03/07/28........................................ EUR  800    973,477
Johnson & Johnson
   2.900%, 01/15/28........................................      500    495,988
JPMorgan Chase & Co.
   3.625%, 05/13/24........................................      378    388,591
   3.500%, 12/18/26........................................ GBP  400    574,242
Kellogg Co.
   1.250%, 03/10/25........................................ EUR  800    920,323

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            -------- ----------
                                                             (000)
UNITED STATES -- (Continued)
Kraft Heinz Foods Co.
   2.250%, 05/25/28........................................ EUR  800 $  938,057
Kroger Co. (The)
   7.500%, 04/01/31........................................      600    763,323
Lam Research Corp.
   4.000%, 03/15/29........................................      800    828,365
Lear Corp.
   3.800%, 09/15/27........................................      500    486,838
Legg Mason, Inc.
   4.750%, 03/15/26........................................      900    934,492
Liberty Mutual Group, Inc.
   2.750%, 05/04/26........................................ EUR  700    854,276
Loews Corp.
   3.750%, 04/01/26........................................      600    619,586
Markel Corp.
   3.500%, 11/01/27........................................      800    764,445
Marriott International, Inc.
   4.650%, 12/01/28........................................      500    532,915
Marsh & McLennan Cos., Inc.
   3.500%, 06/03/24........................................    1,000  1,023,837
Mastercard, Inc.
   2.100%, 12/01/27........................................ EUR  500    628,775
McDonald's Corp.
   1.750%, 05/03/28........................................ EUR  800    959,523
McKesson Corp.
   3.125%, 02/17/29........................................ GBP  700    918,261
Medtronic, Inc.
   3.500%, 03/15/25........................................    1,000  1,030,514
Microsoft Corp.
   2.400%, 08/08/26........................................      500    484,014
Molson Coors Brewing Co.
   1.250%, 07/15/24........................................ EUR  800    913,055
Morgan Stanley
   1.375%, 10/27/26........................................ EUR  800    919,347
Mylan NV
   2.250%, 11/22/24........................................ EUR  800    925,517
Nordstrom, Inc.
   6.950%, 03/15/28........................................      500    580,484
NVIDIA Corp.
   3.200%, 09/16/26........................................      600    598,783
ONEOK, Inc.
   4.000%, 07/13/27........................................      500    503,201
Oracle Corp.
   3.400%, 07/08/24........................................    2,000  2,046,640
O'Reilly Automotive, Inc.
   3.600%, 09/01/27........................................      600    595,783
PepsiCo, Inc.
   0.875%, 07/18/28........................................ EUR  900  1,024,591
PPG Industries, Inc.
   1.400%, 03/13/27........................................ EUR  800    926,488
Principal Financial Group, Inc.
   3.100%, 11/15/26........................................      800    777,826
Progressive Corp. (The)
   6.250%, 12/01/32........................................      500    636,646

                                                            FACE
                                                           AMOUNT^     VALUE+
                                                          --------- ------------
                                                            (000)
UNITED STATES -- (Continued)
Prudential Financial, Inc.
   3.878%, 03/27/28......................................       600 $    628,496
QUALCOMM, Inc.
   3.450%, 05/20/25......................................     1,000    1,020,041
salesforce.com, Inc.
   3.700%, 04/11/28......................................     1,000    1,047,408
Sky, Ltd.
   4.000%, 11/26/29...................................... GBP   600      910,596
Spirit AeroSystems, Inc.
   4.600%, 06/15/28......................................     1,000    1,005,860
Stryker Corp.
   3.650%, 03/07/28......................................     1,000    1,019,593
SunTrust Bank
   2.450%, 08/01/22......................................     1,000      990,026
Sysco Corp.
   3.300%, 07/15/26......................................     1,000      994,194
Thermo Fisher Scientific, Inc.
   1.375%, 09/12/28...................................... EUR   900    1,046,608
TJX Cos. Inc
   2.750%, 06/15/21......................................       315      316,151
United Parcel Service, Inc.
   1.000%, 11/15/28...................................... EUR   800      918,300
UnitedHealth Group, Inc.
   3.875%, 12/15/28......................................     1,000    1,043,421
US Bancorp
   0.850%, 06/07/24...................................... EUR   500      575,367
Verizon Communications, Inc.
   2.625%, 12/01/31...................................... EUR   800    1,031,060
VF Corp.
   0.625%, 09/20/23...................................... EUR   700      800,945
Walgreens Boots Alliance, Inc.
   3.600%, 11/20/25...................................... GBP   700      959,387
Walmart, Inc.
   5.750%, 12/19/30...................................... GBP 1,000    1,807,921
Walt Disney Co. (The)
   2.758%, 10/07/24...................................... CAD 1,000      759,707
Wells Fargo & Co.
   1.000%, 02/02/27...................................... EUR   900    1,009,889
                                                                    ------------
TOTAL UNITED STATES......................................             96,994,021
                                                                    ------------
TOTAL BONDS..............................................            226,188,596
                                                                    ------------
AGENCY OBLIGATIONS -- (8.9%)
Federal Farm Credit Bank
   2.630%, 08/03/26......................................     1,000      998,318
Federal Home Loan Bank
   3.125%, 09/12/25......................................     3,000    3,093,696
   3.250%, 06/09/28......................................     4,400    4,561,973
Federal Home Loan Mortgage Corp.
   6.750%, 03/15/31......................................       800    1,113,791
   6.250%, 07/15/32......................................       400      551,767

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
Federal National Mortgage Association
   2.000%, 10/05/22........................................  2,000  $ 1,981,282
   2.625%, 09/06/24........................................  4,000    4,051,733
Tennessee Valley Authority
   2.875%, 09/15/24........................................  1,800    1,838,787
   2.875%, 02/01/27........................................  4,000    4,036,458
                                                                    -----------
TOTAL AGENCY OBLIGATIONS...................................          22,227,805
                                                                    -----------

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
U.S. TREASURY OBLIGATIONS -- (0.6%)
U.S. Treasury Notes
   2.125%, 12/31/22.......................................  1,500  $  1,493,438
                                                                   ------------
TOTAL INVESTMENT SECURITIES...............................          249,909,839
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $243,587,736)....................................         $249,909,839
                                                                   ============

As of April 30, 2019, DFA Global Sustainability Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                 UNREALIZED
                                                                                  FOREIGN
                                                                                  EXCHANGE
                                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ------------------ ---------------------------- ---------- --------------
USD       777,026   CAD      1,038,877 Citibank, N.A.                05/03/19     $  1,530
USD       813,573   CAD      1,084,460 Citibank, N.A.                05/03/19        4,050
USD     1,677,655   CAD      2,238,129 Citibank, N.A.                05/03/19        6,946
USD     7,832,158   CAD     10,422,255 Citibank, N.A.                05/03/19       52,199
USD       502,049   SEK      4,697,270 Citibank, N.A.                05/06/19        7,327
USD       584,378   EUR        520,783 Citibank, N.A.                05/06/19          114
USD       719,575   EUR        640,841 Citibank, N.A.                05/06/19          618
USD     1,474,923   EUR      1,306,778 Citibank, N.A.                05/06/19        8,854
USD     1,671,894   EUR      1,488,893 Citibank, N.A.                05/06/19        1,511
USD     1,762,152   DKK     11,664,391 Citibank, N.A.                05/06/19        9,127
USD     3,365,606   SEK     31,138,779 State Street Bank and Trust   05/06/19       86,035
USD    80,469,531   EUR     71,377,786 State Street Bank and Trust   05/06/19      391,066
USD       765,859   GBP        585,672 Citibank, N.A.                05/07/19        1,938
USD     1,121,248   GBP        850,507 Citibank, N.A.                05/07/19       11,889
USD    32,208,476   GBP     24,442,034 State Street Bank and Trust   05/07/19      327,503
USD    15,765,663   JPY  1,745,653,952 State Street Bank and Trust   07/02/19       16,349
                                                                                  --------
TOTAL APPRECIATION                                                                $927,056
DKK       124,806   USD         18,911 Citibank, N.A.                05/06/19     $   (154)
USD        54,431   SEK        517,562 Citibank, N.A.                05/06/19          (79)
USD       639,507   EUR        573,252 Citibank, N.A.                05/06/19       (3,623)
USD       997,771   GBP        773,100 Citibank, N.A.                05/07/19      (10,622)
USD       640,823   NOK      5,559,435 Citibank, N.A.                05/31/19       (4,408)
USD       491,554   JPY     54,677,875 Citibank, N.A.                07/02/19       (1,750)
                                                                                  --------
TOTAL (DEPRECIATION)                                                              $(20,636)
                                                                                  --------
TOTAL APPRECIATION (DEPRECIATION)                                                 $906,420
                                                                                  ========

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------
                                           LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                           ------- ------------ ------- ------------
Bonds
   Australia..............................   --    $  1,849,334   --    $  1,849,334
   Austria................................   --       3,821,983   --       3,821,983
   Belgium................................   --       6,421,833   --       6,421,833
   Canada.................................   --      21,002,772   --      21,002,772
   Denmark................................   --       4,675,995   --       4,675,995
   Finland................................   --       5,540,384   --       5,540,384
   France.................................   --      15,550,717   --      15,550,717
   Germany................................   --      12,958,708   --      12,958,708
   Japan..................................   --       7,193,251   --       7,193,251
   Luxembourg.............................   --         709,698   --         709,698
   Netherlands............................   --       7,291,203   --       7,291,203
   Norway.................................   --       2,595,978   --       2,595,978
   Spain..................................   --       1,856,295   --       1,856,295
   Supranational Organization Obligations.   --      19,414,987   --      19,414,987
   Sweden.................................   --       3,754,960   --       3,754,960
   Switzerland............................   --       1,880,906   --       1,880,906
   United Kingdom.........................   --      12,675,571   --      12,675,571
   United States..........................   --      96,994,021   --      96,994,021
Agency Obligations........................   --      22,227,805   --      22,227,805
U.S. Treasury Obligations.................   --       1,493,438   --       1,493,438
Forward Currency Contracts**..............   --         906,420   --         906,420
                                             --    ------------   --    ------------
TOTAL.....................................   --    $250,816,259   --    $250,816,259
                                             ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                 U.S.      INTERNATIONAL  INTERNATIONAL
                                                              U.S. SOCIAL   SUSTAINABILITY SUSTAINABILITY  SOCIAL CORE
                                                             CORE EQUITY 2      CORE 1         CORE 1        EQUITY
                                                              PORTFOLIO*      PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                             -------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $125,450, $161,968,
  $111,788 and $80,462 of securities on loan,
  respectively)............................................. $    1,241,595 $    1,954,853 $    1,198,540 $    1,184,098
Temporary Cash Investments at Value & Cost..................          2,775          2,576             --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $85,684, $99,077, $107,554 and
  $70,613)..................................................         85,691         99,086        107,558         70,619
Foreign Currencies at Value.................................             --             --            942          1,230
Cash........................................................             --             --          7,908          4,569
Receivables:................................................
   Investment Securities Sold...............................             20             91            322            571
   Dividends and Interest...................................            912          1,292          6,540          6,828
   Securities Lending Income................................             29             32            127            157
   Fund Shares Sold.........................................          1,770          2,452          1,271          1,054
Unrealized Gain on Foreign Currency Contracts...............             --             --              2             --
Prepaid Expenses and Other Assets...........................             20             41             38             26
                                                             -------------- -------------- -------------- --------------
       Total Assets.........................................      1,332,812      2,060,423      1,323,248      1,269,152
                                                             -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         85,686         99,076        107,552         70,620
   Investment Securities Purchased..........................            576          1,143          4,649          1,941
   Fund Shares Redeemed.....................................            475          1,511            408            153
   Due to Advisor...........................................            272            350            292            297
Unrealized Loss on Foreign Currency Contracts...............             --             --              1             --
Accrued Expenses and Other Liabilities......................            146            134            108            107
                                                             -------------- -------------- -------------- --------------
       Total Liabilities....................................         87,155        102,214        113,010         73,118
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    1,245,657 $    1,958,209 $    1,210,238 $    1,196,034
                                                             ============== ============== ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................     74,369,077     85,138,629    116,185,614     93,439,339
                                                             ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE........................................... $        16.75 $        23.00 $        10.42 $        12.80
                                                             ============== ============== ============== ==============
Investments at Cost......................................... $      872,614 $    1,432,880 $    1,081,380 $    1,114,125
                                                             ============== ============== ============== ==============
Foreign Currencies at Cost.................................. $           -- $           -- $          940 $        1,230
                                                             ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      856,513 $    1,423,055 $    1,105,149 $    1,135,303
Total Distributable Earnings (Loss).........................        389,144        535,154        105,089         60,731
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    1,245,657 $    1,958,209 $    1,210,238 $    1,196,034
                                                             ============== ============== ============== ==============
(1) NUMBER OF SHARES AUTHORIZED.............................  1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000
                                                             ============== ============== ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   EMERGING          EMERGING                     DFA GLOBAL
                                                                    MARKETS       MARKETS SOCIAL   DFA SOCIAL   SUSTAINABILITY
                                                              SUSTAINABILITY CORE  CORE EQUITY    FIXED INCOME   FIXED INCOME
                                                                 1 PORTFOLIO*       PORTFOLIO*     PORTFOLIO*     PORTFOLIO
                                                              ------------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $2,823, $53,743, $16,689 and
  $0 of securities on loan)..................................    $    201,004     $    1,470,874 $      248,261  $    249,910
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $1,544, $25,925, $17,077 and
  $0)........................................................           1,544             25,929         17,078            --
Foreign Currencies at Value..................................             573              3,877             --            12
Cash.........................................................           1,644              6,096            142         3,332
Receivables:.................................................
   Investment Securities Sold................................             459                409             --           999
   Dividends and Interest....................................             255              2,447          2,278         2,041
   Securities Lending Income.................................               8                168              2            --
   Fund Shares Sold..........................................             190                675             83           576
Unrealized Gain on Forward Currency Contracts................              --                 --            101           927
Unrealized Gain on Foreign Currency Contracts................              --                  1             --            --
Deferred Offering Costs......................................              --                 --             --            36
Prepaid Expenses and Other Assets............................              22                 34             20             9
                                                                 ------------     -------------- --------------  ------------
       Total Assets..........................................         205,699          1,510,510        267,965       257,842
                                                                 ------------     -------------- --------------  ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..........................           1,544             25,926         17,079            --
   Investment Securities Purchased...........................           1,468              4,950             --         1,785
   Fund Shares Redeemed......................................              29                142            363           114
   Due to Advisor............................................              79                571             43            41
Unrealized Loss on Forward Currency Contracts................              --                 --             --            21
Unrealized Loss on Foreign Currency Contracts................              --                  4             --            --
Deferred Taxes Payable.......................................              53                287             --            --
Accrued Expenses and Other Liabilities.......................              19                331             56             9
                                                                 ------------     -------------- --------------  ------------
       Total Liabilities.....................................           3,192             32,211         17,541         1,970
                                                                 ------------     -------------- --------------  ------------
NET ASSETS...................................................    $    202,507     $    1,478,299 $      250,424  $    255,872
                                                                 ============     ============== ==============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)......................      22,355,195        107,868,764     25,349,344    24,399,304
                                                                 ============     ============== ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE............................................    $       9.06     $        13.70 $         9.88  $      10.49
                                                                 ============     ============== ==============  ============
Investments at Cost..........................................    $    201,404     $    1,214,160 $      246,133  $    243,588
                                                                 ============     ============== ==============  ============
Foreign Currencies at Cost...................................    $        574     $        3,877 $            1  $         12
                                                                 ============     ============== ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital..............................................    $    203,500     $    1,291,270 $      249,432  $    245,301
Total Distributable Earnings (Loss)..........................            (993)           187,029            992        10,571
                                                                 ------------     -------------- --------------  ------------
NET ASSETS...................................................    $    202,507     $    1,478,299 $      250,424  $    255,872
                                                                 ============     ============== ==============  ============
(1) NUMBER OF SHARES AUTHORIZED..............................     500,000,000      1,500,000,000  1,000,000,000   500,000,000
                                                                 ============     ============== ==============  ============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                        U.S.      INTERNATIONAL  INTERNATIONAL
                                                                      U.S. SOCIAL  SUSTAINABILITY SUSTAINABILITY  SOCIAL CORE
                                                                     CORE EQUITY 2     CORE 1         CORE 1        EQUITY
                                                                      PORTFOLIO#     PORTFOLIO#     PORTFOLIO#    PORTFOLIO#
                                                                     ------------- -------------- -------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $2, $10, $1,665 and
     $1,659, respectively)..........................................   $ 11,605       $ 15,361       $15,959       $ 18,376
   Income from Securities Lending...................................        196            223           483            677
                                                                       --------       --------       -------       --------
       Total Investment Income......................................     11,801         15,584        16,442         19,053
                                                                       --------       --------       -------       --------
EXPENSES
   Investment Management Fees.......................................      1,546          2,031         1,561          1,668
   Accounting & Transfer Agent Fees.................................         61             97            73             53
   Custodian Fees...................................................         12             13            93            102
   Filing Fees......................................................         23             31            28             25
   Shareholders' Reports............................................         20             21            15             20
   Directors'/Trustees' Fees & Expenses.............................          5              6             4              4
   Professional Fees................................................          9             12             9             10
   Other............................................................         59             34            19             58
                                                                       --------       --------       -------       --------
       Total Expenses...............................................      1,735          2,245         1,802          1,940
                                                                       --------       --------       -------       --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C).............................         --            (37)           --             --
   Fees Paid Indirectly (Note C)....................................         --             --           (50)           (59)
                                                                       --------       --------       -------       --------
   Net Expenses.....................................................      1,735          2,208         1,752          1,881
                                                                       --------       --------       -------       --------
   NET INVESTMENT INCOME (LOSS).....................................     10,066         13,376        14,690         17,172
                                                                       --------       --------       -------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.................................     18,219         10,732        (3,774)       (14,469)
       Affiliated Investment Companies Shares Sold..................         --              2             1             (1)
       Futures......................................................         --             --            29            336
       Foreign Currency Transactions................................         --             --          (163)          (508)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...................     80,655        156,554        77,720         75,858
       Affiliated Investment Companies Shares.......................          8              8             2              5
       Translation of Foreign Currency-Denominated Amounts..........         --             --           (18)           (30)
                                                                       --------       --------       -------       --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..........................     98,882        167,296        73,797         61,191
                                                                       --------       --------       -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....   $108,948       $180,672       $88,487       $ 78,363
                                                                       ========       ========       =======       ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                    EMERGING
                                                                    MARKETS        EMERGING                   DFA GLOBAL
                                                                 SUSTAINABILITY MARKETS SOCIAL  DFA SOCIAL  SUSTAINABILITY
                                                                     CORE 1      CORE EQUITY   FIXED INCOME  FIXED INCOME
                                                                   PORTFOLIO#     PORTFOLIO#    PORTFOLIO#   PORTFOLIO(A)
                                                                 -------------- -------------- ------------ --------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $161, $1,580, $0
     and $0, respectively)......................................    $ 1,290        $ 12,243           --            --
   Interest.....................................................         --              --      $ 3,546       $ 2,382
   Income from Securities Lending...............................         32             954           10            --
                                                                    -------        --------      -------       -------
       Total Investment Income..................................      1,322          13,197        3,556         2,382
                                                                    -------        --------      -------       -------
EXPENSES
   Investment Management Fees...................................        398           3,272          235           253
   Accounting & Transfer Agent Fees.............................         24              65           21            19
   Custodian Fees...............................................         47             300            1             1
   Filing Fees..................................................         14              21           14             5
   Shareholders' Reports........................................          7              22           12             7
   Directors'/Trustees' Fees & Expenses.........................         --               5            1            --
   Professional Fees............................................          3              28            1             2
   Organizational & Offering Costs..............................         26              --           --            33
   Other........................................................          2              72           10             2
                                                                    -------        --------      -------       -------
       Total Expenses...........................................        521           3,785          295           322
                                                                    -------        --------      -------       -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..................         (4)             --           23           (26)
   Fees Paid Indirectly (Note C)................................        (16)            (18)          --            (1)
                                                                    -------        --------      -------       -------
   Net Expenses.................................................        501           3,767          318           295
                                                                    -------        --------      -------       -------
   NET INVESTMENT INCOME (LOSS).................................        821           9,430        3,238         2,087
                                                                    -------        --------      -------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................        (99)         (7,424)        (557)          234
       Affiliated Investment Companies Shares Sold..............         --               1           --            --
       Futures..................................................        (61)             (9)          --            --
       Foreign Currency Transactions............................         19             147           --          (249)
       Forward Currency Contracts...............................         --              --          220         2,788
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............     19,116         163,032       11,459         6,322
       Affiliated Investment Companies Shares...................         --               1           --            --
       Translation of Foreign Currency-Denominated Amounts......         --              (2)           1            (7)
       Forward Currency Contracts...............................         --              --           10           905
                                                                    -------        --------      -------       -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................     18,975         155,746       11,133         9,993
                                                                    -------        --------      -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.    $19,796        $165,176      $14,371       $12,080
                                                                    =======        ========      =======       =======

--------
**   Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
(a)  The Portfolio commenced operations on November 6, 2018.
#    Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         U.S. SOCIAL CORE EQUITY 2 U.S. SUSTAINABILITY CORE 1
                                                                PORTFOLIO                 PORTFOLIO
                                                         ------------------------  -------------------------
                                                         SIX MONTHS      YEAR      SIX MONTHS       YEAR
                                                            ENDED        ENDED        ENDED         ENDED
                                                           APR 30,      OCT 31,      APR 30,       OCT 31,
                                                            2019         2018         2019          2018
                                                         -----------  ----------   -----------   ----------
                                                         (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   10,066   $   16,197   $   13,376    $   20,201
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /................     18,219       20,649       10,732        14,975
       Affiliated Investment Companies Shares
         Sold...........................................         --           (4)           2            (4)
       Futures..........................................         --         (146)          --            --
       Foreign Currency Transactions....................         --           --           --            --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.......................................     80,655          323      156,554        35,012
       Affiliated Investment Companies
         Shares.........................................          8           (6)           8            (3)
       Translation of Foreign Currency-
         Denominated Amounts............................         --           --           --            --
                                                         ----------   ----------   ----------    ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................    108,948       37,013      180,672        70,181
                                                         ----------   ----------   ----------    ----------
Distributions:
       Institutional Class Shares.......................    (28,633)     (26,853)     (26,557)      (30,892)
                                                         ----------   ----------   ----------    ----------
          Total Distributions...........................    (28,633)     (26,853)     (26,557)      (30,892)
                                                         ----------   ----------   ----------    ----------
Capital Share Transactions (1):
   Shares Issued........................................    195,964      392,534      469,646       627,193
   Shares Issued in Lieu of Cash Distributions..........     26,625       24,875       23,950        29,652
   Shares Redeemed......................................   (260,536)    (192,898)    (345,857)     (232,963)
                                                         ----------   ----------   ----------    ----------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    (37,947)     224,511      147,739       423,882
                                                         ----------   ----------   ----------    ----------
          Total Increase (Decrease) in Net
            Assets......................................     42,368      234,671      301,854       463,171
NET ASSETS
   Beginning of Period..................................  1,203,289      968,618    1,656,355     1,193,184
                                                         ----------   ----------   ----------    ----------
   End of Period........................................ $1,245,657   $1,203,289   $1,958,209    $1,656,355
                                                         ==========   ==========   ==========    ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     12,943       24,014       22,555        28,536
   Shares Issued in Lieu of Cash Distributions..........      1,835        1,537        1,197         1,377
   Shares Redeemed......................................    (16,400)     (11,750)     (16,190)      (10,633)
                                                         ----------   ----------   ----------    ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................     (1,622)      13,801        7,562        19,280
                                                         ==========   ==========   ==========    ==========

                                                         INTERNATIONAL SUSTAINABILITY
                                                            CORE 1 PORTFOLIO
                                                         ---------------------------
                                                         SIX MONTHS       YEAR
                                                            ENDED         ENDED
                                                           APR 30,       OCT 31,
                                                            2019          2018
                                                         -----------     ---------
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   14,690     $  21,961
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /................     (3,774)          807
       Affiliated Investment Companies Shares
         Sold...........................................          1            --
       Futures..........................................         29           167
       Foreign Currency Transactions....................       (163)         (257)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.......................................     77,720      (108,117)
       Affiliated Investment Companies
         Shares.........................................          2             2
       Translation of Foreign Currency-
         Denominated Amounts............................        (18)          (29)
                                                         ----------      ---------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     88,487       (85,466)
                                                         ----------      ---------
Distributions:
       Institutional Class Shares.......................     (7,939)      (20,501)
                                                         ----------      ---------
          Total Distributions...........................     (7,939)      (20,501)
                                                         ----------      ---------
Capital Share Transactions (1):
   Shares Issued........................................    377,666       378,240
   Shares Issued in Lieu of Cash Distributions..........      6,709        17,327
   Shares Redeemed......................................   (187,097)     (131,188)
                                                         ----------      ---------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    197,278       264,379
                                                         ----------      ---------
          Total Increase (Decrease) in Net
            Assets......................................    277,826       158,412
NET ASSETS
   Beginning of Period..................................    932,412       774,000
                                                         ----------      ---------
   End of Period........................................ $1,210,238     $ 932,412
                                                         ==========      =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     39,496        35,078
   Shares Issued in Lieu of Cash Distributions..........        718         1,626
   Shares Redeemed......................................    (19,756)      (12,247)
                                                         ----------      ---------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................     20,458        24,457
                                                         ==========      =========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                    INTERNATIONAL SOCIAL CORE EMERGING MARKETS SUSTAINABILITY
                                                       EQUITY PORTFOLIO         CORE 1 PORTFOLIO
                                                    ------------------------  ------------------------------
                                                                                                PERIOD
                                                                                                MAR 27,
                                                    SIX MONTHS      YEAR      SIX MONTHS        2018(A)
                                                       ENDED        ENDED        ENDED            TO
                                                      APR 30,      OCT 31,      APR 30,         OCT 31,
                                                       2019         2018         2019            2018
                                                    -----------  ----------   -----------        --------
                                                    (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $   17,172   $   26,282    $    821        $  1,200
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............    (14,469)       4,166         (99)           (624)
       Affiliated Investment Companies
         Shares Sold...............................         (1)          (4)         --              --
       Futures.....................................        336         (779)        (61)            (33)
       Foreign Currency Transactions...............       (508)        (260)         19            (119)
       Forward Currency Contracts..................         --           --          --              (1)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..................................     75,858     (134,438)     19,116         (19,570)
       Affiliated Investment Companies
         Shares....................................          5           --          --              --
       Translation of Foreign Currency-
         Denominated Amounts.......................        (30)         (18)         --              (1)
                                                    ----------   ----------    --------          --------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................     78,363     (105,051)     19,796         (19,148)
                                                    ----------   ----------    --------          --------
Distributions:
       Institutional Class Shares..................    (10,840)     (24,442)       (654)           (951)
                                                    ----------   ----------    --------          --------
          Total Distributions......................    (10,840)     (24,442)       (654)           (951)
                                                    ----------   ----------    --------          --------
Capital Share Transactions (1):
   Shares Issued...................................    252,237      499,887      86,802         146,519
   Shares Issued in Lieu of Cash
     Distributions.................................      9,705       22,064         640             940
   Shares Redeemed.................................   (191,221)    (163,584)    (16,053)        (15,384)
                                                    ----------   ----------    --------          --------
          Net Increase (Decrease) from
            Capital Share Transactions.............     70,721      358,367      71,389         132,075
                                                    ----------   ----------    --------          --------
          Total Increase (Decrease) in Net
            Assets.................................    138,244      228,874      90,531         111,976
NET ASSETS
   Beginning of Period.............................  1,057,790      828,916     111,976              --
                                                    ----------   ----------    --------          --------
   End of Period................................... $1,196,034   $1,057,790    $202,507        $111,976
                                                    ==========   ==========    ========          ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................     21,271       36,663      10,202          15,716
   Shares Issued in Lieu of Cash
     Distributions.................................        839        1,639          75             107
   Shares Redeemed.................................    (15,568)     (11,940)     (1,908)         (1,837)
                                                    ----------   ----------    --------          --------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...............................      6,542       26,362       8,369          13,986
                                                    ==========   ==========    ========          ========

                                                    EMERGING MARKETS SOCIAL CORE
                                                        EQUITY PORTFOLIO
                                                    ---------------------------


                                                    SIX MONTHS        YEAR
                                                       ENDED          ENDED
                                                      APR 30,        OCT 31,
                                                       2019           2018
                                                    -----------   ------------
                                                    (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $    9,430      $   31,770
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............     (7,424)         11,330
       Affiliated Investment Companies
         Shares Sold...............................          1              (2)
       Futures.....................................         (9)            397
       Foreign Currency Transactions...............        147            (545)
       Forward Currency Contracts..................         --              --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..................................    163,032        (243,009)
       Affiliated Investment Companies
         Shares....................................          1               1
       Translation of Foreign Currency-
         Denominated Amounts.......................         (2)             (4)
                                                    ----------    ------------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................    165,176        (200,062)
                                                    ----------    ------------
Distributions:
       Institutional Class Shares..................    (10,576)        (29,640)
                                                    ----------    ------------
          Total Distributions......................    (10,576)        (29,640)
                                                    ----------    ------------
Capital Share Transactions (1):
   Shares Issued...................................    198,923         440,381
   Shares Issued in Lieu of Cash
     Distributions.................................      9,206          25,983
   Shares Redeemed.................................   (203,045)       (279,969)
                                                    ----------    ------------
          Net Increase (Decrease) from
            Capital Share Transactions.............      5,084         186,395
                                                    ----------    ------------
          Total Increase (Decrease) in Net
            Assets.................................    159,684         (43,307)
NET ASSETS
   Beginning of Period.............................  1,318,615       1,361,922
                                                    ----------    ------------
   End of Period................................... $1,478,299      $1,318,615
                                                    ==========    ============
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................     15,233          30,839
   Shares Issued in Lieu of Cash
     Distributions.................................        748           1,894
   Shares Redeemed.................................    (15,754)        (19,627)
                                                    ----------    ------------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...............................        227          13,106
                                                    ==========    ============

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                               DFA SOCIAL FIXED INCOME DFA GLOBAL SUSTAINABILITY FIXED
                                                                     PORTFOLIO                INCOME PORTFOLIO
                                                               ----------------------  -------------------------------
                                                                                                   PERIOD
                                                                                                   NOV 06,
                                                               SIX MONTHS     YEAR                 2018(A)
                                                                  ENDED       ENDED                  TO
                                                                 APR 30,     OCT 31,               APR 30,
                                                                  2019        2018                  2019
                                                               -----------  --------   -------------------------------
                                                               (UNAUDITED)                       (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)...............................  $  3,238    $  4,445              $  2,087
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /......................      (557)       (680)                  234
       Affiliated Investment Companies Shares Sold............        --          (2)                   --
       Foreign Currency Transactions..........................        --          (2)                 (249)
       Forward Currency Contracts.............................       220         249                 2,788
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............    11,459      (8,254)                6,322
       Affiliated Investment Companies Shares.................        --           1                    --
       Translation of Foreign Currency-Denominated
         Amounts..............................................         1          --                    (7)
       Forward Currency Contracts.............................        10          64                   905
                                                                --------    --------              --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations.........................    14,371      (4,179)               12,080
                                                                --------    --------              --------
Distributions:
       Institutional Class Shares.............................    (3,374)     (4,405)               (1,509)
                                                                --------    --------              --------
          Total Distributions.................................    (3,374)     (4,405)               (1,509)
                                                                --------    --------              --------
Capital Share Transactions (1):
   Shares Issued..............................................    34,724     117,697               260,251
   Shares Issued in Lieu of Cash Distributions................     3,369       4,394                 1,506
   Shares Redeemed............................................   (24,899)    (13,308)              (16,456)
                                                                --------    --------              --------
          Net Increase (Decrease) from Capital Share
            Transactions......................................    13,194     108,783               245,301
                                                                --------    --------              --------
          Total Increase (Decrease) in Net Assets.............    24,191     100,199               255,872
NET ASSETS
   Beginning of Period........................................   226,233     126,034                    --
                                                                --------    --------              --------
   End of Period..............................................  $250,424    $226,233              $255,872
                                                                ========    ========              ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..............................................     3,605      12,190                25,869
   Shares Issued in Lieu of Cash Distributions................       349         458                   146
   Shares Redeemed............................................    (2,590)     (1,389)               (1,616)
                                                                --------    --------              --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed......................................     1,364      11,259                24,399
                                                                ========    ========              ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                                                         -----------------------------------------------------------------
                                                          SIX MONTHS       YEAR       YEAR      YEAR      YEAR      YEAR
                                                             ENDED         ENDED      ENDED     ENDED     ENDED     ENDED
                                                            APR 30,       OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                             2019          2018       2017      2016      2015      2014
                                                         -----------    ----------  --------  --------  --------  --------
                                                          (UNAUDITED)
Net Asset Value, Beginning of Period.................... $    15.83     $    15.58  $  12.77  $  12.79  $  13.18  $  12.10
                                                         ----------     ----------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).........................       0.13           0.24      0.22      0.22      0.21      0.19
   Net Gains (Losses) on Securities (Realized and
    Unrealized).........................................       1.16           0.41      2.93      0.19     (0.15)     1.29
                                                         ----------     ----------  --------  --------  --------  --------
     Total from Investment Operations...................       1.29           0.65      3.15      0.41      0.06      1.48
                                                         ----------     ----------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income................................      (0.12)         (0.22)    (0.21)    (0.21)    (0.20)    (0.17)
   Net Realized Gains...................................      (0.25)         (0.18)    (0.13)    (0.22)    (0.25)    (0.23)
                                                         ----------     ----------  --------  --------  --------  --------
     Total Distributions................................      (0.37)         (0.40)    (0.34)    (0.43)    (0.45)    (0.40)
                                                         ----------     ----------  --------  --------  --------  --------
Net Asset Value, End of Period.......................... $    16.75     $    15.83  $  15.58  $  12.77  $  12.79  $  13.18
                                                         ==========     ==========  ========  ========  ========  ========
Total Return............................................       8.49%(B)       4.19%    24.99%     3.40%     0.52%    12.50%
                                                         ----------     ----------  --------  --------  --------  --------
Net Assets, End of Period (thousands)................... $1,245,657     $1,203,289  $968,618  $686,702  $606,523  $510,366
Ratio of Expenses to Average Net Assets.................       0.28%(C)       0.28%     0.28%     0.28%     0.29%     0.28%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor)...........       0.28%(C)       0.28%     0.28%     0.28%     0.29%     0.28%
Ratio of Net Investment Income to Average Net Assets....       1.63%(C)       1.44%     1.49%     1.80%     1.60%     1.47%
Portfolio Turnover Rate.................................         12%(B)          9%       10%       17%       16%       11%

                                                                         U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                                                         -------------------------------------------------------------------
                                                          SIX MONTHS       YEAR        YEAR       YEAR      YEAR      YEAR
                                                             ENDED         ENDED       ENDED      ENDED     ENDED     ENDED
                                                            APR 30,       OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                             2019          2018        2017       2016      2015      2014
                                                         -----------    ----------  ----------  --------  --------  --------
                                                          (UNAUDITED)
Net Asset Value, Beginning of Period.................... $    21.35     $    20.47  $    16.74  $  16.65  $  16.63  $  14.81
                                                         ----------     ----------  ----------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).........................       0.16           0.30        0.28      0.28      0.26      0.23
   Net Gains (Losses) on Securities (Realized and
    Unrealized).........................................       1.82           1.06        3.89      0.24      0.23      1.91
                                                         ----------     ----------  ----------  --------  --------  --------
     Total from Investment Operations...................       1.98           1.36        4.17      0.52      0.49      2.14
                                                         ----------     ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income................................      (0.14)         (0.28)      (0.29)    (0.26)    (0.25)    (0.21)
   Net Realized Gains...................................      (0.19)         (0.20)      (0.15)    (0.17)    (0.22)    (0.11)
                                                         ----------     ----------  ----------  --------  --------  --------
     Total Distributions................................      (0.33)         (0.48)      (0.44)    (0.43)    (0.47)    (0.32)
                                                         ----------     ----------  ----------  --------  --------  --------
Net Asset Value, End of Period.......................... $    23.00     $    21.35  $    20.47  $  16.74  $  16.65  $  16.63
                                                         ==========     ==========  ==========  ========  ========  ========
Total Return............................................       9.51%(B)       6.68%      25.18%     3.21%     3.08%    14.66%
                                                         ----------     ----------  ----------  --------  --------  --------
Net Assets, End of Period (thousands)................... $1,958,209     $1,656,355  $1,193,184  $749,854  $540,607  $426,547
Ratio of Expenses to Average Net Assets.................       0.25%(C)       0.25%       0.25%     0.27%     0.32%     0.32%
Ratio of Expenses to Average Net Assets (Excluding
 Fees (Waived), (Expenses Reimbursed), and/or
 Previously Waived Fees Recovered by Advisor)...........       0.25%(C)       0.25%       0.27%     0.32%     0.32%     0.32%
Ratio of Net Investment Income to Average Net Assets....       1.51%(C)       1.38%       1.50%     1.69%     1.56%     1.44%
Portfolio Turnover Rate.................................          9%(B)          4%          5%       26%       11%        7%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                                                    ------------------------------------------------------------------
                                                     SIX MONTHS      YEAR       YEAR      YEAR       YEAR       YEAR
                                                        ENDED        ENDED      ENDED     ENDED      ENDED      ENDED
                                                       APR 30,      OCT 31,    OCT 31,   OCT 31,    OCT 31,    OCT 31,
                                                        2019         2018       2017      2016       2015       2014
                                                    -----------    --------   --------  --------   --------   --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period............... $     9.74     $  10.86   $   8.85  $   9.14   $   9.46   $   9.79
                                                    ----------     --------   --------  --------   --------   --------
Income from Investment Operations (A)..............
-------------------------------------..............
   Net Investment Income (Loss)....................       0.14         0.27       0.25      0.23       0.23       0.30
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................       0.62        (1.14)      2.00     (0.30)     (0.33)     (0.33)
                                                    ----------     --------   --------  --------   --------   --------
     Total from Investment Operations..............       0.76        (0.87)      2.25     (0.07)     (0.10)     (0.03)
                                                    ----------     --------   --------  --------   --------   --------
Less Distributions:
-------------------
Net Investment Income..............................      (0.08)       (0.25)     (0.24)    (0.22)     (0.22)     (0.28)
   Net Realized Gains..............................         --           --         --        --         --      (0.02)
                                                    ----------     --------   --------  --------   --------   --------
     Total Distributions...........................      (0.08)       (0.25)     (0.24)    (0.22)     (0.22)     (0.30)
                                                    ----------     --------   --------  --------   --------   --------
Net Asset Value, End of Period..................... $    10.42     $   9.74   $  10.86  $   8.85   $   9.14   $   9.46
                                                    ==========     ========   ========  ========   ========   ========
Total Return.......................................       7.87%(B)    (8.21%)    25.66%    (0.74%)    (1.09%)    (0.43%)
                                                    ----------     --------   --------  --------   --------   --------
Net Assets, End of Period (thousands).............. $1,210,238     $932,412   $774,000  $520,141   $401,049   $327,847
Ratio of Expenses to Average Net Assets............       0.35%(C)     0.37%      0.39%     0.44%      0.48%      0.49%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor and (Fees Paid Indirectly))...............   0.35%(C)        0.34%      0.39%     0.50%      0.48%      0.49%
Ratio of Net Investment Income to Average Net
 Assets............................................       2.82%(C)     2.47%      2.51%     2.64%      2.46%      2.98%
Portfolio Turnover Rate............................          2%(B)        8%        10%       24%         8%         3%

                                                                 INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                                                    -------------------------------------------------------------------
                                                     SIX MONTHS       YEAR        YEAR      YEAR      YEAR       YEAR
                                                        ENDED         ENDED       ENDED     ENDED     ENDED      ENDED
                                                       APR 30,       OCT 31,     OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                        2019          2018        2017      2016      2015       2014
                                                    -----------    ----------   --------  --------  --------   --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period............... $    12.17     $    13.69   $  11.14  $  11.23  $  11.76   $  12.30
                                                    ----------     ----------   --------  --------  --------   --------
Income from Investment Operations (A)..............
-------------------------------------..............
   Net Investment Income (Loss)....................       0.18           0.37       0.32      0.31      0.30       0.35
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................       0.57          (1.55)      2.54     (0.11)    (0.50)     (0.50)
                                                    ----------     ----------   --------  --------  --------   --------
     Total from Investment Operations..............       0.75          (1.18)      2.86      0.20     (0.20)     (0.15)
                                                    ----------     ----------   --------  --------  --------   --------
Less Distributions:
-------------------
Net Investment Income..............................      (0.12)         (0.34)     (0.31)    (0.29)    (0.28)     (0.35)
   Net Realized Gains..............................         --             --         --        --     (0.05)     (0.04)
                                                    ----------     ----------   --------  --------  --------   --------
     Total Distributions...........................      (0.12)         (0.34)     (0.31)    (0.29)    (0.33)     (0.39)
                                                    ----------     ----------   --------  --------  --------   --------
Net Asset Value, End of Period..................... $    12.80     $    12.17   $  13.69  $  11.14  $  11.23   $  11.76
                                                    ==========     ==========   ========  ========  ========   ========
Total Return.......................................       6.23%(B)      (8.86%)    25.98%     1.94%    (1.67%)    (1.40%)
                                                    ----------     ----------   --------  --------  --------   --------
Net Assets, End of Period (thousands).............. $1,196,034     $1,057,790   $828,916  $546,713  $424,398   $306,772
Ratio of Expenses to Average Net Assets............       0.34%(C)       0.33%      0.38%     0.45%     0.46%      0.53%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor and (Fees Paid Indirectly))...............   0.34%(C)          0.33%      0.38%     0.45%     0.46%      0.50%
Ratio of Net Investment Income to Average Net
 Assets............................................       2.99%(C)       2.67%      2.58%     2.84%     2.58%      2.78%
Portfolio Turnover Rate............................         10%(B)          8%        11%        8%        7%         5%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               EMERGING
                                                               MARKETS
                                                        SUSTAINABILITY CORE 1
                                                              PORTFOLIO
                                                    -----------------------
                                                                      PERIOD
                                                    SIX MONTHS       MAR 27,
                                                       ENDED        2018(A) TO
                                                      APR 30,        OCT 31,
                                                       2019            2018
                                                    -----------   ----------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period...............  $   8.01      $  10.00
                                                     --------      --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................      0.04          0.13
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................      1.04         (2.04)
                                                     --------      --------
     Total from Investment Operations..............      1.08         (1.91)
                                                     --------      --------
Less Distributions:
-------------------
   Net Investment Income...........................     (0.03)        (0.08)
                                                     --------      --------
     Total Distributions...........................     (0.03)        (0.08)
                                                     --------      --------
Net Asset Value, End of Period.....................  $   9.06      $   8.01
                                                     ========      ========
Total Return.......................................     13.57%(B)    (19.13%)(B)
                                                     --------      --------
Net Assets, End of Period (thousands)..............  $202,507      $111,976
Ratio of Expenses to Average Net Assets............      0.65%(C)      0.65%(C)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor)..........................................      0.66%(C)      0.73%(C)(D)
Ratio of Net Investment Income to Average Net
 Assets............................................      1.03%(C)      2.32%(C)(D)
Portfolio Turnover Rate............................         2%(B)         6%(B)



                                                                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
                                                    -----------------------------------------------------------------------

                                                     SIX MONTHS       YEAR         YEAR        YEAR       YEAR       YEAR
                                                        ENDED         ENDED        ENDED       ENDED      ENDED      ENDED
                                                       APR 30,       OCT 31,      OCT 31,     OCT 31,    OCT 31,    OCT 31,
                                                        2019          2018         2017        2016       2015       2014
                                                    -----------    ----------   ----------  ----------  --------   --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period............... $    12.25     $    14.41   $    11.76  $    10.64  $  12.80   $  12.92
                                                    ----------     ----------   ----------  ----------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................       0.09           0.31         0.26        0.23      0.24       0.26
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................       1.46          (2.18)        2.65        1.12     (2.16)     (0.13)
                                                    ----------     ----------   ----------  ----------  --------   --------
     Total from Investment Operations..............       1.55          (1.87)        2.91        1.35     (1.92)      0.13
                                                    ----------     ----------   ----------  ----------  --------   --------
Less Distributions:
-------------------
   Net Investment Income...........................      (0.10)         (0.29)       (0.26)      (0.23)    (0.24)     (0.25)
                                                    ----------     ----------   ----------  ----------  --------   --------
     Total Distributions...........................      (0.10)         (0.29)       (0.26)      (0.23)    (0.24)     (0.25)
                                                    ----------     ----------   ----------  ----------  --------   --------
Net Asset Value, End of Period..................... $    13.70     $    12.25   $    14.41  $    11.76  $  10.64   $  12.80
                                                    ==========     ==========   ==========  ==========  ========   ========
Total Return.......................................      12.72%(B)     (13.19%)      25.04%      12.87%   (15.07%)     0.98%
                                                    ----------     ----------   ----------  ----------  --------   --------
Net Assets, End of Period (thousands).............. $1,478,299     $1,318,615   $1,361,922  $1,076,927  $959,946   $903,396
Ratio of Expenses to Average Net Assets............       0.54%(C)       0.53%        0.57%       0.63%     0.65%      0.63%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor)..........................................       0.54%(C)       0.53%        0.57%       0.64%     0.65%      0.63%
Ratio of Net Investment Income to Average Net
 Assets............................................       1.35%(C)       2.18%        2.06%       2.13%     2.02%      2.04%
Portfolio Turnover Rate............................          8%(B)         11%          14%         12%       11%        10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                             DFA GLOBAL
                                                                                                           SUSTAINABILITY
                                                                                                            FIXED INCOME
                                                                DFA SOCIAL FIXED INCOME PORTFOLIO            PORTFOLIO
                                                        -------------------------------------------        --------------
                                                                                               PERIOD          PERIOD
                                                        SIX MONTHS      YEAR       YEAR        APR 5,          NOV 6,
                                                           ENDED        ENDED      ENDED     2016(A) TO      2018(A) TO
                                                          APR 30,      OCT 31,    OCT 31,     OCT 31,         APR 30,
                                                           2019         2018       2017         2016            2019
                                                        -----------   --------   --------  ----------      --------------
                                                        (UNAUDITED)                                         (UNAUDITED)
Net Asset Value, Beginning of Period...................  $   9.43     $   9.90   $  10.01   $ 10.00           $  10.00
                                                         --------     --------   --------   -------           --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)........................      0.13         0.23       0.19      0.09               0.10
   Net Gains (Losses) on Securities (Realized and
     Unrealized).......................................      0.46        (0.48)     (0.12)    (0.02)              0.46
                                                         --------     --------   --------   -------           --------
       Total from Investment Operations................      0.59        (0.25)      0.07      0.07               0.56
                                                         --------     --------   --------   -------           --------
Less Distributions:
-------------------
   Net Investment Income...............................     (0.14)       (0.22)     (0.18)    (0.06)             (0.07)
                                                         --------     --------   --------   -------           --------
       Total Distributions.............................     (0.14)       (0.22)     (0.18)    (0.06)             (0.07)
                                                         --------     --------   --------   -------           --------
Net Asset Value, End of Period.........................  $   9.88     $   9.43   $   9.90   $ 10.01           $  10.49
                                                         ========     ========   ========   =======           ========
Total Return...........................................      6.26%(B)    (2.50%)     0.73%     0.75%(B)           5.61%(B)
                                                         --------     --------   --------   -------           --------
Net Assets, End of Period (thousands)..................  $250,424     $226,233   $126,034   $83,699           $255,872
Ratio of Expenses to Average Net Assets................      0.27%(C)     0.27%      0.27%     0.26%(C)(D)        0.28%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly))..............................      0.25%(C)     0.25%      0.29%     0.56%(C)(D)        0.30%(C)(D)
Ratio of Net Investment Income to Average Net Assets...      2.75%(C)     2.43%      1.95%     1.58%(C)(D)        1.97%(C)(D)
Portfolio Turnover Rate................................         7%(B)        9%        24%       47%(B)              4%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers one hundred and two operational portfolios, eight of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA Social Fixed Income Portfolio, Emerging Markets Sustainability Core 1 Portfolio, and DFA Global Sustainability Fixed Income Portfolio (the "Portfolios"), are included in this report. The remaining ninety-four portfolios are presented in separate reports. The Portfolios are investment companies and, accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the "Domestic Equity Portfolios") and International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and Emerging Markets Sustainability Core 1 Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic

Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Social Core Equity Portfolio and Emerging Markets Sustainability Core 1 Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

            U.S. Social Core Equity 2 Portfolio.............. 0.25%
            U.S. Sustainability Core 1 Portfolio............. 0.23%
            International Sustainability Core 1 Portfolio.... 0.30%
            International Social Core Equity Portfolio....... 0.29%
            Emerging Markets Sustainability Core 1 Portfolio. 0.50%
            Emerging Markets Social Core Equity Portfolio.... 0.47%
            DFA Social Fixed Income Portfolio................ 0.20%
            DFA Global Sustainability Fixed Income Portfolio. 0.24%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including management fees, and in some instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the six months ended April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                                            NET WAIVED FEES/
                                                                            EXPENSES ASSUMED     PREVIOUSLY
                                                               RECOVERY        (RECOVERED       WAIVED FEES/
                                                 EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                        AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                      ---------- ---------------- ----------------- -----------------
U.S. Social Core Equity 2 Portfolio (1)........    0.60%          --                --                --
U.S. Sustainability Core 1 Portfolio (2).......    0.25%         $ 6              $ 37              $565
International Sustainability Core 1
  Portfolio (2)................................    0.38%          --                --                --
International Social Core Equity Portfolio (2).    0.38%          --                --                --
Emerging Markets Sustainability Core 1
  Portfolio (3)................................    0.65%          13                 4                47
Emerging Markets Social Core Equity
  Portfolio (2)................................    0.57%          --                --                --
DFA Social Fixed Income Portfolio (2)..........    0.27%          24               (23)               17
DFA Global Sustainability Fixed Income
  Portfolio (3)................................    0.28%          --                26                26

(1)The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the class of the Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(2)The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed above, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified above. Prior to January 1, 2017, the Expense Limitation Amounts for the International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio were 0.42%, 0.60% and 0.85%, respectively, of the average net assets of each such Portfolio on an annualized basis.
(3)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of each of the Portfolios listed above (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed above to the rates listed above as a percentage of the average net assets of a class of the respective Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that a Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount for such class of shares of the Portfolio, as described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                               FEES PAID
                                                               INDIRECTLY
                                                               ----------
       International Sustainability Core 1 Portfolio..........    $50
       International Social Core Equity Portfolio.............     59
       Emerging Markets Sustainability Core 1 Portfolio.......     16
       Emerging Markets Social Core Equity Portfolio..........     18
       DFA Global Sustainability Fixed Income Portfolio.......      1

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

          U.S. Social Core Equity 2 Portfolio.................... $17
          U.S. Sustainability Core 1 Portfolio...................  19
          International Sustainability Core 1 Portfolio..........  13
          International Social Core Equity Portfolio.............  10
          Emerging Markets Sustainability Core 1 Portfolio.......  --
          Emerging Markets Social Core Equity Portfolio..........  34
          DFA Social Fixed Income Portfolio......................   1
          DFA Global Sustainability Fixed Income Portfolio.......  --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios made the following purchases and sales of investment securities other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands):

                                                  U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                  -------------------------- ---------------------------
                                                  PURCHASES       SALES      PURCHASES       SALES
                                                  ---------        -------   ---------        --------
U.S. Social Core Equity 2 Portfolio..............       --            --     $144,684       $196,952
U.S. Sustainability Core 1 Portfolio.............       --            --      310,710        165,749
International Sustainability Core 1 Portfolio....       --            --      228,570         23,891
International Social Core Equity Portfolio.......       --            --      184,418        111,933
Emerging Markets Sustainability Core 1 Portfolio.       --            --       77,777          3,860
Emerging Markets Social Core Equity Portfolio....       --            --      123,086        118,302
DFA Social Fixed Income Portfolio................  $15,489       $12,976       17,159          3,967
DFA Global Sustainability Fixed Income Portfolio.   23,905         1,170      228,436          7,618

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                                                             CHANGE IN
                                                                                              NET REALIZED  UNREALIZED
                                                           BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                        OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                        ---------------- --------- ---------- ------------ -------------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment Fund.....................     $ 96,613     $149,165   $160,095       --           $8
                                                            --------     --------   --------      ---           --
TOTAL..................................................     $ 96,613     $149,165   $160,095       --           $8
                                                            ========     ========   ========      ===           ==
U.S. SUSTAINABILITY CORE 1 PORTFOLIO
The DFA Short Term Investment Fund.....................     $101,786     $175,153   $177,863      $ 2           $8
                                                            --------     --------   --------      ---           --
TOTAL..................................................     $101,786     $175,153   $177,863      $ 2           $8
                                                            ========     ========   ========      ===           ==
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
The DFA Short Term Investment Fund.....................     $ 47,338     $185,469   $125,252      $ 1           $2
                                                            --------     --------   --------      ---           --
TOTAL..................................................     $ 47,338     $185,469   $125,252      $ 1           $2
                                                            ========     ========   ========      ===           ==


                                                          BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                        APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                        -------------- -------------- -------- -------------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment Fund.....................    $ 85,691        7,406       $1,098       --
                                                           --------        -----       ------       --
TOTAL..................................................    $ 85,691        7,406       $1,098       --
                                                           ========        =====       ======       ==
U.S. SUSTAINABILITY CORE 1 PORTFOLIO
The DFA Short Term Investment Fund.....................    $ 99,086        8,563       $1,182       --
                                                           --------        -----       ------       --
TOTAL..................................................    $ 99,086        8,563       $1,182       --
                                                           ========        =====       ======       ==
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
The DFA Short Term Investment Fund.....................    $107,558        9,296       $  598       --
                                                           --------        -----       ------       --
TOTAL..................................................    $107,558        9,296       $  598       --
                                                           ========        =====       ======       ==

                                                                                                           CHANGE IN
                                                                                   PROCEEDS NET REALIZED  UNREALIZED
                                                           BALANCE AT    PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/
                                                        OCTOBER 31, 2018  AT COST   SALES     ON SALES   DEPRECIATION
                                                        ---------------- --------- -------- ------------ -------------
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
The DFA Short Term Investment Fund.....................     $61,576      $178,060  $169,021     $(1)          $ 5
                                                            -------      --------  --------     ---           ---
TOTAL..................................................     $61,576      $178,060  $169,021     $(1)          $ 5
                                                            =======      ========  ========     ===           ===
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
The DFA Short Term Investment Fund.....................     $   395      $  9,447  $  8,298      --            --
                                                            -------      --------  --------     ---           ---
TOTAL..................................................     $   395      $  9,447  $  8,298      --            --
                                                            =======      ========  ========     ===           ===
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
The DFA Short Term Investment Fund.....................     $26,679      $ 69,220  $ 69,972     $ 1           $ 1
                                                            -------      --------  --------     ---           ---
TOTAL..................................................     $26,679      $ 69,220  $ 69,972     $ 1           $ 1
                                                            =======      ========  ========     ===           ===
DFA SOCIAL FIXED INCOME PORTFOLIO
The DFA Short Term Investment Fund.....................     $10,987      $ 22,672  $ 16,581      --            --
                                                            -------      --------  --------     ---           ---
TOTAL..................................................     $10,987      $ 22,672  $ 16,581      --            --
                                                            =======      ========  ========     ===           ===


                                                          BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                        APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                        -------------- -------------- -------- -------------
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
The DFA Short Term Investment Fund.....................    $70,619         6,103        $779        --
                                                           -------         -----        ----        --
TOTAL..................................................    $70,619         6,103        $779        --
                                                           =======         =====        ====        ==
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
The DFA Short Term Investment Fund.....................    $ 1,544           133          --        --
                                                           -------         -----        ----        --
TOTAL..................................................    $ 1,544           133          --        --
                                                           =======         =====        ====        ==
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
The DFA Short Term Investment Fund.....................    $25,929         2,241        $335        --
                                                           -------         -----        ----        --
TOTAL..................................................    $25,929         2,241        $335        --
                                                           =======         =====        ====        ==
DFA SOCIAL FIXED INCOME PORTFOLIO
The DFA Short Term Investment Fund.....................    $17,078         1,476        $123        --
                                                           -------         -----        ----        --
TOTAL..................................................    $17,078         1,476        $123        --
                                                           =======         =====        ====        ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                                  NET INVESTMENT
                                                    INCOME AND
                                                    SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                  CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                  -------------- ------------- ---------- -------
U.S. Social Core Equity 2 Portfolio 2017             $12,378        $ 7,378        --     $19,756
2018.............................................     15,173         11,680        --      26,853
U.S. Sustainability Core 1 Portfolio
2017.............................................     15,082          7,062        --      22,144
2018.............................................     18,875         12,017        --      30,892
International Sustainability Core 1 Portfolio
2017.............................................     15,275             --        --      15,275
2018.............................................     20,501             --        --      20,501
International Social Core Equity Portfolio
2017.............................................     17,057             --        --      17,057
2018.............................................     24,442             --        --      24,442
Emerging Markets Sustainability Core 1 Portfolio
2018.............................................        951             --        --         951
Emerging Markets Social Core Equity Portfolio
2017.............................................     25,771             --        --      25,771
2018.............................................     29,640             --        --      29,640
DFA Social Fixed Income Portfolio
2017.............................................      1,803             --        --       1,803
2018.............................................      4,405             --        --       4,405

   The Emerging Markets Sustainability Core 1 Portfolio commenced operations on March 27, 2018, and did not pay any distributions for the year ended
October 31, 2017.

   The DFA Global Sustainability Fixed Income Portfolio commenced operations on November 6, 2018, and did not pay any distributions for the years ended
October 31, 2017 and October 31, 2018.

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                  NET INVESTMENT
                                                    INCOME AND
                                                    SHORT-TERM     LONG-TERM
                                                  CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                  -------------- ------------- -------
U.S. Social Core Equity 2 Portfolio..............    $(1,645)         --       $(1,645)
U.S. Sustainability Core 1 Portfolio.............     (1,370)         --        (1,370)
International Sustainability Core 1 Portfolio....       (571)         --          (571)
International Social Core Equity Portfolio.......     (1,116)         --        (1,116)
Emerging Markets Sustainability Core 1 Portfolio.        (36)         --           (36)
Emerging Markets Social Core Equity Portfolio....     (1,641)         --        (1,641)
DFA Social Fixed Income Portfolio................        (50)         --           (50)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                  UNDISTRIBUTED                                               TOTAL NET
                                                  NET INVESTMENT                                            DISTRIBUTABLE
                                                    INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                    SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                  CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                  -------------- ------------- ------------- -------------- -------------
U.S. Social Core Equity 2 Portfolio..............     $1,952        $18,183            --       $288,707      $308,842
U.S. Sustainability Core 1 Portfolio.............      1,143         14,230            --        365,681       381,054
International Sustainability Core 1 Portfolio....      3,869             --      $(17,033)        37,715        24,551
International Social Core Equity Portfolio.......      4,894             --        (3,201)        (8,477)       (6,784)
Emerging Markets Sustainability Core 1 Portfolio.        156             --          (657)       (19,633)      (20,134)
Emerging Markets Social Core Equity Portfolio....      6,499             --       (62,445)        88,405        32,459
DFA Social Fixed Income Portfolio................        465             --        (1,123)        (9,346)      (10,004)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                        UNLIMITED  TOTAL
                                                        --------- -------
      U.S. Social Core Equity 2 Portfolio..............       --       --
      U.S. Sustainability Core 1 Portfolio.............       --       --
      International Sustainability Core 1 Portfolio....  $17,033  $17,033
      International Social Core Equity Portfolio.......    3,201    3,201
      Emerging Markets Sustainability Core 1 Portfolio.      657      657
      Emerging Markets Social Core Equity Portfolio....   62,445   62,445
      DFA Social Fixed Income Portfolio................    1,123    1,123

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

             International Sustainability Core 1 Portfolio. $   602
             International Social Core Equity Portfolio....   3,158
             Emerging Markets Social Core Equity Portfolio.  10,835

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                               NET
                                                                            UNREALIZED
                                     FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                     TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     -------- ------------ -------------- --------------
U.S. Social Core Equity 2 Portfolio. $960,709   $412,448      $(43,458)      $368,990

                                                                                              NET
                                                                                           UNREALIZED
                                                   FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                   TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                  ---------- ------------ -------------- --------------
U.S. Sustainability Core 1 Portfolio............. $1,534,271   $574,995     $ (53,013)      $521,982
International Sustainability Core 1 Portfolio....  1,190,632    186,066       (68,901)       117,165
International Social Core Equity Portfolio.......  1,187,309    163,736       (93,758)        69,978
Emerging Markets Sustainability Core 1 Portfolio.    203,010     13,700       (14,100)          (400)
Emerging Markets Social Core Equity Portfolio....  1,245,073    392,631      (135,912)       256,719
DFA Social Fixed Income Portfolio................    263,315      3,625        (1,394)         2,231
DFA Global Sustainability Fixed Income Portfolio.    243,588      7,417          (188)         7,229

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. FORWARD CURRENCY CONTRACTS: The DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio hedge their foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency exchange rates. The DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio also may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by a Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts.

   3. FUTURES CONTRACTS: The Domestic Equity Portfolios and the International Equity Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Domestic Equity Portfolios and the International Equity Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities . Upon entering into a futures contract, the Domestic Equity Portfolios and the International Equity Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Domestic Equity Portfolios and the International Equity Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements.

   The Domestic Equity Portfolios and the International Equity Portfolios entering into stock index futures are subject to equity price risk from those futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                                        FORWARD
                                                                       CURRENCY
                                                                       CONTRACTS FUTURES
                                                                       --------- -------
International Sustainability Core 1 Portfolio......................... $     --  $2,238
Emerging Markets Sustainability Core 1 Portfolio......................       --     964
DFA Social Fixed Income Portfolio.....................................    6,073      --
DFA Global Sustainability Fixed Income Portfolio......................  116,969      --

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                     ASSET DERIVATIVES VALUE
                                                   ----------------------------
                                                    TOTAL VALUE      FORWARD
                                                         AT         CURRENCY
                                                   APRIL 30, 2019 CONTRACTS (1)
                                                   -------------- -------------
DFA Social Fixed Income Portfolio.................      $101          $101
DFA Global Sustainability Fixed Income Portfolio..       927           927

                                                   LIABILITY DERIVATIVES VALUE
                                                   ---------------------------
                                                    TOTAL VALUE      FORWARD
                                                         AT         CURRENCY
                                                   APRIL 30, 2019 CONTRACTS (2)
                                                   -------------- -------------
DFA Global Sustainability Fixed Income Portfolio..      $(21)         $(21)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                         REALIZED GAIN (LOSS) ON
                                                               DERIVATIVES
                                                   ---------------------------------
                                                              FORWARD
                                                             CURRENCY       EQUITY
                                                    TOTAL  CONTRACTS (1) CONTRACTS (2)
                                                   ------  ------------- -------------
International Sustainability Core 1 Portfolio..... $   29         --         $ 29*
International Social Core Equity Portfolio........    336         --          336*
Emerging Markets Sustainability Core 1 Portfolio..    (61)        --          (61)*
Emerging Markets Social Core Equity Portfolio.....     (9)        --           (9)*
DFA Social Fixed Income Portfolio.................    220     $  220           --
DFA Global Sustainability Fixed Income Portfolio..  2,788      2,788           --

                                                            CHANGE IN UNREALIZED APPRECIATION
                                                            (DEPRECIATION) ON DERIVATIVES
                                                            ---------------------------------
                                                                            FORWARD
                                                                           CURRENCY
                                                            TOTAL        CONTRACTS (3)
                                                            -----        -------------
DFA Social Fixed Income Portfolio.......................... $ 10             $ 10
DFA Global Sustainability Fixed Income Portfolio...........  905              905

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
* As of April 30, 2019, there were no futures contracts outstanding. During the six months ended April 30, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of April 30, 2019 (amounts in thousands):

                                  NET       GROSS AMOUNTS NOT                           NET       GROSS AMOUNTS NOT
                                AMOUNTS       OFFSET IN THE                           AMOUNTS       OFFSET IN THE
                                  OF       STATEMENTS OF ASSETS                         OF       STATEMENTS OF ASSETS
                                ASSETS       AND LIABILITIES                        LIABILITIES    AND LIABILITIES
                               PRESENTED  ----------------------                     PRESENTED  ----------------------
                     GROSS      IN THE                                     GROSS      IN THE
                   AMOUNTS OF STATEMENTS                                AMOUNTS OF  STATEMENTS
                   RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                     ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION           (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------        ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                          ASSETS                                             LIABILITIES
                   ---------------------------------------------------- -----------------------------------------------------
DFA SOCIAL FIXED
  INCOME
  PORTFOLIO
Citibank, N.A.....    $ 63       $ 63          --         --      $ 63       --          --          --         --       --
State Street Bank
  and Trust.......      38         38          --         --        38       --          --          --         --       --
                      ----       ----        ----         --      ----      ---         ---        ----         --       --
Total.............    $101       $101          --         --      $101       --          --          --         --       --
                      ====       ====        ====         ==      ====      ===         ===        ====         ==       ==
DFA GLOBAL
  SUSTAINABILITY
  FIXED INCOME
  PORTFOLIO
Citibank, N.A.....    $106       $106        $(21)        --      $ 85      $21         $21        $(21)        --       --
State Street Bank
  and Trust.......     821        821          --         --       821       --          --          --         --       --
                      ----       ----        ----         --      ----      ---         ---        ----         --       --
Total.............    $927       $927        $(21)        --      $906      $21         $21        $(21)        --       --
                      ====       ====        ====         ==      ====      ===         ===        ====         ==       ==

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                 WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                  AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                               INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                               ------------- ------------ ------------ -------- --------------- ----------------
U.S. Social Core Equity 2
  Portfolio...................     3.00%       $30,216          5        $13       $132,846            --
U.S. Sustainability Core 1
  Portfolio...................     3.05%        11,538         12         12         82,983            --
International Sustainability
  Core 1 Portfolio............     2.95%         4,734          2          1          6,422            --
International Social Core
  Equity Portfolio............     3.17%        36,067          5         16         80,386            --
Emerging Markets Social Core
  Equity Portfolio............     3.09%        14,223         17         21         31,260            --

 * Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

I. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the six months ended April 30, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                         PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                         --------- ------- --------------------
U.S. Social Core Equity 2 Portfolio..............  $13,444  $17,697       $(1,629)
U.S. Sustainability Core 1 Portfolio.............   42,842   19,193        (2,597)
International Sustainability Core 1 Portfolio....   20,661    4,008          (167)
International Social Core Equity Portfolio.......   17,025   13,201        (2,350)
Emerging Markets Sustainability Core 1 Portfolio.      196       --            --
Emerging Markets Social Core Equity Portfolio....      400    1,580          (419)

J. SECURITIES LENDING:

   As of April 30, 2019, the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                      NON-CASH
                                                                     COLLATERAL
                                                                       MARKET
                                                                       VALUE
                                                                     ----------
U.S. Social Core Equity 2 Portfolio.................................  $43,100
U.S. Sustainability Core 1 Portfolio................................   66,724
International Sustainability Core 1 Portfolio.......................   12,224
International Social Core Equity Portfolio..........................   15,382
Emerging Markets Sustainability Core 1 Portfolio....................    1,889
Emerging Markets Social Core Equity Portfolio.......................   32,062

   The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                    REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                  AS OF APRIL 30, 2019
                                                  -----------------------------------------------------
                                                  OVERNIGHT AND            BETWEEN
                                                   CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                  ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
  Common Stocks..................................   $ 85,691       --         --         --    $ 85,691
U.S. SUSTAINABILITY CORE 1 PORTFOLIO
  Common Stocks..................................     99,086       --         --         --      99,086
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
  Common Stocks                                      107,558       --         --         --     107,558
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
  Common Stocks..................................     70,619       --         --         --      70,619
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
  Common Stocks..................................      1,544       --         --         --       1,544
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
  Common Stocks..................................     25,929       --         --         --      25,929
DFA SOCIAL FIXED INCOME PORTFOLIO
  Agency Obligations, Bonds......................     17,078       --         --         --      17,078

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

M. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
U.S. Social Core Equity 2 Portfolio................      5             74%
U.S. Sustainability Core 1 Portfolio...............      5             84%
International Sustainability Core 1 Portfolio......      4             75%
International Social Core Equity Portfolio.........      5             51%
Emerging Markets Sustainability Core 1 Portfolio...      3             92%
Emerging Markets Social Core Equity Portfolio......      3             37%
DFA Social Fixed Income Portfolio..................      4             94%
DFA Global Sustainability Fixed Income Portfolio...      2             99%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, or results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                       ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                       --------------------------------------------
                                        NET INCOME FOR      ACCUMULATED
                                        THE CURRENT OR     UNDISTRIBUTED
                                           PRECEDING        NET PROFITS    PAID-IN
                                         FISCAL YEAR,      FROM THE SALE   SURPLUS
                                        AND ACCUMULATED    OF SECURITIES   OR OTHER
                                       UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                              INCOME          PROPERTIES      SOURCE
--------------                         -----------------   -------------   --------
U.S. Social Core Equity 2 Portfolio
  December 18, 2018...................        92%                0%            8%
U.S. Sustainability Core 1 Portfolio
  December 18, 2018...................        90%                0%           10%
International Sustainability Core 1
  Portfolio December 18, 2018.........        71%                0%           29%
International Social Core Equity
  Portfolio December 18, 2018.........        69%                0%           31%
Emerging Markets Sustainability Core
  1 Portfolio December 18, 2018.......        68%                0%           32%
Emerging Markets Social Core Equity
  Portfolio December 18, 2018.........        44%                0%           56%
DFA Social Fixed Income Portfolio
  December 17, 2018...................        72%                0%           28%
DFA Global Sustainability Fixed
  Income Portfolio December 18, 2018..        77%                0%           23%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment management agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment management agreements and the sub-advisory agreements are referred to as the "Management Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's global investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
CONTINUED

profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

LOGO                                                          DFA043019-014S
                                                                    00230819

                                                             [Logo] Dimensional

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

TAX-MANAGED U.S. EQUITY PORTFOLIO

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

T.A. U.S. CORE EQUITY 2 PORTFOLIO

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

[Logo] Dimensional

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                    /s/ Gerard K. O'Reilly

DAVID P. BUTLER                        GERARD K. O'REILLY
Co-Chief Executive Officer             Co-Chief Executive Officer and
                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.................................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Disclosure of Fund Expenses.............................................   2
   Disclosure of Portfolio Holdings........................................   4
   Schedule of Investments/Summary Schedules of Portfolio Holdings
       Tax-Managed U.S. Marketwide Value Portfolio.........................   6
       Tax-Managed U.S. Equity Portfolio...................................   7
       Tax-Managed U.S. Targeted Value Portfolio...........................  10
       Tax-Managed U.S. Small Cap Portfolio................................  13
       T.A. U.S. Core Equity 2 Portfolio...................................  16
       Tax-Managed DFA International Value Portfolio.......................  19
       T.A. World ex U.S. Core Equity Portfolio............................  23
   Statements of Assets and Liabilities....................................  29
   Statements of Operations................................................  31
   Statements of Changes in Net Assets.....................................  33
   Financial Highlights....................................................  35
   Notes to Financial Statements...........................................  39
   Section 19(a) Notice....................................................  55
THE DFA INVESTMENT TRUST COMPANY
   Disclosure of Fund Expenses.............................................  56
   Disclosure of Portfolio Holdings........................................  57
   Summary Schedule of Portfolio Holdings
       The Tax-Managed U.S. Marketwide Value Series........................  58
   Statement of Assets and Liabilities.....................................  61
   Statement of Operations.................................................  62
   Statements of Changes in Net Assets.....................................  63
   Financial Highlights....................................................  64
   Notes to Financial Statements...........................................  65
VOTING PROXIES ON FUND PORTFOLIO SECURITIES................................  73
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS.........................  74

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES


SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations

  P.L.C.                      Public Limited Company
  ADR                         American Depositary Receipt
  SA                          Special Assessment
  GDR                         Global Depositary Receipt

Investment Footnotes

  +                           See Note B to Financial Statements.
  ++                          Calculated as a percentage of total net assets.
                              Percentages shown parenthetically next to the
                              category headings have been calculated as a
                              percentage of total investments "Other
                              Securities" are those securities that are not
                              among the top 50 holdings in unaffiliated
                              issuers of the Fund or do not represent more
                              than 1.0% of the net assets of the Fund. Some of
                              the individual securities within this category
                              may include Total or Partial Securities on Loan
                              and/or Non-Income Producing Securities.
  *                           Non-Income Producing Securities.
  #                           Total or Partial Securities on Loan.
  @                           Security purchased with cash proceeds from
                              Securities on Loan.
  (S)                         Affiliated Fund.
  (double right angle quote)  Securities that have generally been fair value factored. See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

  (A)                         Computed using average shares outstanding.
  (B)                         Non-Annualized
  (C)                         Annualized
  (D) Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

  --                          Amounts designated as -- are either zero or
                              rounded to zero.
  SEC                         Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                                 BEGINNING  ENDING               EXPENSES
                                                  ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                   VALUE    VALUE     EXPENSE     DURING
                                                 11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                 --------- --------- ---------- ----------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO (2)
-----------------------------------------------
Actual Fund Return.............................. $1,000.00 $1,059.10    0.37%     $1.89
Hypothetical 5% Annual Return................... $1,000.00 $1,022.96    0.37%     $1.86

TAX-MANAGED U.S. EQUITY PORTFOLIO
---------------------------------
Actual Fund Return.............................. $1,000.00 $1,094.60    0.22%     $1.14
Hypothetical 5% Annual Return................... $1,000.00 $1,023.70    0.22%     $1.10

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                               BEGINNING  ENDING               EXPENSES
                                                ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                 VALUE    VALUE     EXPENSE     DURING
                                               11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                               --------- --------- ---------- ----------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
-----------------------------------------
Actual Fund Return............................ $1,000.00 $1,041.60    0.45%     $2.28
Hypothetical 5% Annual Return................. $1,000.00 $1,022.56    0.45%     $2.26

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
------------------------------------
Actual Fund Return............................ $1,000.00 $1,038.70    0.51%     $2.58
Hypothetical 5% Annual Return................. $1,000.00 $1,022.27    0.51%     $2.56

T.A. U.S. CORE EQUITY 2 PORTFOLIO
---------------------------------
Actual Fund Return............................ $1,000.00 $1,078.60    0.24%     $1.24
Hypothetical 5% Annual Return................. $1,000.00 $1,023.60    0.24%     $1.20

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,043.60    0.53%     $2.69
Hypothetical 5% Annual Return................. $1,000.00 $1,022.17    0.53%     $2.66

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
----------------------------------------
Actual Fund Return............................ $1,000.00 $1,078.40    0.36%     $1.86
Hypothetical 5% Annual Return................. $1,000.00 $1,023.01    0.36%     $1.81

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                                AFFILIATED INVESTMENT COMPANY
                                                -----------------------------
  Tax-Managed U.S. Marketwide Value Portfolio..             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       TAX-MANAGED U.S. EQUITY PORTFOLIO
              Communication Services.......................   9.9%
              Consumer Discretionary.......................  11.0%
              Consumer Staples.............................   6.8%
              Energy.......................................   5.0%
              Financials...................................  14.2%
              Health Care..................................  13.6%
              Industrials..................................  10.8%
              Information Technology.......................  22.3%
              Materials....................................   2.9%
              Real Estate..................................   0.2%
              Utilities....................................   3.3%
                                                            -----
                                                            100.0%

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
              Communication Services.......................   3.3%
              Consumer Discretionary.......................  13.3%
              Consumer Staples.............................   4.0%
              Energy.......................................   6.7%
              Financials...................................  30.1%
              Health Care..................................   4.1%
              Industrials..................................  20.4%
              Information Technology.......................  11.5%
              Materials....................................   6.2%
              Real Estate..................................   0.2%
              Utilities....................................   0.2%
                                                            -----
                                                            100.0%

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO
              Communication Services.......................   3.8%
              Consumer Discretionary.......................  13.3%
              Consumer Staples.............................   4.3%
              Energy.......................................   4.5%
              Financials...................................  20.9%
              Health Care..................................   9.5%
              Industrials..................................  20.0%
              Information Technology.......................  14.6%
              Materials....................................   5.1%
              Real Estate..................................   0.5%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED


                       T.A. U.S. CORE EQUITY 2 PORTFOLIO
              Communication Services.......................   7.9%
              Consumer Discretionary.......................  12.2%
              Consumer Staples.............................   5.6%
              Energy.......................................   5.5%
              Financials...................................  17.8%
              Health Care..................................  11.2%
              Industrials..................................  14.3%
              Information Technology.......................  18.8%
              Materials....................................   4.3%
              Real Estate..................................   0.4%
              Utilities....................................   2.0%
                                                            -----
                                                            100.0%

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
              Communication Services.......................   4.0%
              Consumer Discretionary.......................  15.1%
              Consumer Staples.............................   3.6%
              Energy.......................................  13.4%
              Financials...................................  29.1%
              Health Care..................................   4.8%
              Industrials..................................   9.9%
              Information Technology.......................   2.4%
              Materials....................................  13.3%
              Real Estate..................................   3.0%
              Utilities....................................   1.4%
                                                            -----
                                                            100.0%

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
              Communication Services.......................   6.2%
              Consumer Discretionary.......................  13.4%
              Consumer Staples.............................   7.2%
              Energy.......................................   7.0%
              Financials...................................  17.2%
              Health Care..................................   5.3%
              Industrials..................................  16.0%
              Information Technology.......................   9.1%
              Materials....................................  12.0%
              Real Estate..................................   3.5%
              Utilities....................................   3.1%
                                                            -----
                                                            100.0%

                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    VALUE+
                                                                --------------
 AFFILIATED INVESTMENT COMPANIES -- (100.0%)
 Investment in The Tax-Managed U.S. Marketwide Value Series of
   The DFA Investment Trust Company............................ $5,250,063,508
                                                                --------------
 TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.......... $5,250,063,508
                                                                ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                           PERCENTAGE
                                                   SHARES      VALUE+    OF NET ASSETS++
                                                  --------- ------------ ---------------
COMMON STOCKS -- (96.4%)
COMMUNICATION SERVICES -- (9.5%)
*   Alphabet, Inc., Class A......................    41,495 $ 49,750,845       1.3%
*   Alphabet, Inc., Class C......................    43,652   51,879,529       1.3%
    AT&T, Inc.................................... 1,049,508   32,492,768       0.8%
    Comcast Corp., Class A.......................   632,859   27,548,352       0.7%
*   Facebook, Inc., Class A......................   333,191   64,439,139       1.7%
*   Netflix, Inc.................................    59,889   22,191,270       0.6%
    Verizon Communications, Inc..................   572,491   32,740,760       0.9%
    Walt Disney Co. (The)........................   272,217   37,285,563       1.0%
    Other Securities.............................             69,304,610       1.6%
                                                            ------------      ----
TOTAL COMMUNICATION SERVICES.....................            387,632,836       9.9%
                                                            ------------      ----
CONSUMER DISCRETIONARY -- (10.6%)
*   Amazon.com, Inc..............................    57,607  110,981,038       2.8%
    Home Depot, Inc. (The).......................   157,438   32,070,121       0.8%
    McDonald's Corp..............................   107,945   21,326,694       0.6%
    Other Securities.............................            267,525,634       6.8%
                                                            ------------      ----
TOTAL CONSUMER DISCRETIONARY.....................            431,903,487      11.0%
                                                            ------------      ----
CONSUMER STAPLES -- (6.6%)
    Coca-Cola Co. (The)..........................   560,631   27,504,557       0.7%
    PepsiCo, Inc.................................   194,139   24,859,499       0.6%
    Philip Morris International, Inc.............   217,539   18,830,176       0.5%
    Procter & Gamble Co. (The)...................   347,358   36,986,680       1.0%
    Walmart, Inc.................................   201,176   20,688,940       0.5%
    Other Securities.............................            138,427,822       3.5%
                                                            ------------      ----
TOTAL CONSUMER STAPLES...........................            267,297,674       6.8%
                                                            ------------      ----
ENERGY -- (4.8%)
    Chevron Corp.................................   267,765   32,147,866       0.8%
    Exxon Mobil Corp.............................   593,816   47,671,548       1.2%
    Other Securities.............................            116,530,511       3.0%
                                                            ------------      ----
TOTAL ENERGY.....................................            196,349,925       5.0%
                                                            ------------      ----
FINANCIALS -- (13.7%)
    Bank of America Corp......................... 1,304,159   39,881,182       1.0%
*   Berkshire Hathaway, Inc., Class B............   272,020   58,949,454       1.5%
    Citigroup, Inc...............................   331,672   23,449,210       0.6%
    JPMorgan Chase & Co..........................   467,565   54,260,918       1.4%
    Wells Fargo & Co.............................   630,299   30,512,775       0.8%
    Other Securities.............................            348,827,725       8.9%
                                                            ------------      ----
TOTAL FINANCIALS.................................            555,881,264      14.2%
                                                            ------------      ----
HEALTH CARE -- (13.1%)
    Abbott Laboratories..........................   252,206   20,065,509       0.5%
    AbbVie, Inc..................................   215,938   17,143,318       0.4%
    Amgen, Inc...................................    89,133   15,983,330       0.4%
    Johnson & Johnson............................   371,427   52,445,492       1.3%
    Medtronic P.L.C..............................   186,734   16,583,847       0.4%

TAX-MANAGED U.S. EQUITY PORTFOLIO

CONTINUED


                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS++
                                                                    ---------- -------------- ---------------
HEALTH CARE -- (Continued)
     Merck & Co., Inc..............................................    362,748 $   28,551,895        0.7%
     Pfizer, Inc...................................................    808,701     32,841,348        0.8%
     Thermo Fisher Scientific, Inc.................................     55,766     15,472,277        0.4%
     UnitedHealth Group, Inc.......................................    133,634     31,146,076        0.8%
     Other Securities..............................................               301,415,689        7.8%
                                                                               --------------      -----
TOTAL HEALTH CARE..................................................               531,648,781       13.5%
                                                                               --------------      -----
INDUSTRIALS -- (10.4%)
     Boeing Co. (The)..............................................     76,065     28,728,990        0.8%
     Honeywell International, Inc..................................    102,723     17,835,794        0.5%
     Union Pacific Corp............................................    103,280     18,284,691        0.5%
     United Technologies Corp......................................    115,487     16,469,601        0.4%
     Other Securities..............................................               341,048,011        8.6%
                                                                               --------------      -----
TOTAL INDUSTRIALS..................................................               422,367,087       10.8%
                                                                               --------------      -----
INFORMATION TECHNOLOGY -- (21.6%)
     Accenture P.L.C., Class A.....................................     88,816     16,224,019        0.4%
*    Adobe, Inc....................................................     69,291     20,042,422        0.5%
     Apple, Inc....................................................    663,945    133,233,843        3.4%
     Broadcom, Inc.................................................     55,985     17,825,624        0.5%
     Cisco Systems, Inc............................................    637,693     35,678,923        0.9%
     Intel Corp....................................................    636,880     32,506,355        0.8%
     International Business Machines Corp..........................    118,382     16,605,443        0.4%
     Mastercard, Inc., Class A.....................................    126,861     32,253,141        0.8%
     Microsoft Corp................................................  1,018,029    132,954,587        3.4%
     Oracle Corp...................................................    335,361     18,555,524        0.5%
*    PayPal Holdings, Inc..........................................    155,771     17,566,296        0.5%
*    salesforce.com, Inc...........................................    101,739     16,822,544        0.4%
     Texas Instruments, Inc........................................    132,090     15,564,165        0.4%
#    Visa, Inc., Class A...........................................    244,606     40,220,565        1.0%
     Other Securities..............................................               328,910,859        8.4%
                                                                               --------------      -----
TOTAL INFORMATION TECHNOLOGY.......................................               874,964,310       22.3%
                                                                               --------------      -----
MATERIALS -- (2.8%)
     Other Securities..............................................               112,083,329        2.9%
                                                                               --------------      -----
REAL ESTATE -- (0.1%)
     Other Securities..............................................                 5,591,640        0.1%
                                                                               --------------      -----
UTILITIES -- (3.2%)
     Other Securities..............................................               130,791,045        3.3%
                                                                               --------------      -----
TOTAL COMMON STOCKS................................................             3,916,511,378       99.8%
                                                                               --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
     State Street Institutional U.S. Government Money Market Fund,
       2.370%......................................................  5,973,104      5,973,104        0.2%
                                                                               --------------      -----
SECURITIES LENDING COLLATERAL -- (3.4%)
@(S) The DFA Short Term Investment Fund............................ 11,976,141    138,575,929        3.5%
                                                                               --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,039,218,449)............................................            $4,061,060,411      103.5%
                                                                               ==============      =====

TAX-MANAGED U.S. EQUITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                 -------------- ------------ ------- --------------
Common Stocks
   Communication Services....... $  387,632,836           --   --    $  387,632,836
   Consumer Discretionary.......    431,903,339 $        148   --       431,903,487
   Consumer Staples.............    267,297,674           --   --       267,297,674
   Energy.......................    196,349,925           --   --       196,349,925
   Financials...................    555,880,891          373   --       555,881,264
   Health Care..................    531,648,781           --   --       531,648,781
   Industrials..................    422,367,087           --   --       422,367,087
   Information Technology.......    874,964,310           --   --       874,964,310
   Materials....................    112,083,329           --   --       112,083,329
   Real Estate..................      5,591,640           --   --         5,591,640
   Utilities....................    130,791,045           --   --       130,791,045
Temporary Cash Investments......      5,973,104           --   --         5,973,104
Securities Lending Collateral...             --  138,575,929   --       138,575,929
                                 -------------- ------------   --    --------------
TOTAL........................... $3,922,483,961 $138,576,450   --    $4,061,060,411
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                             PERCENTAGE
                                                   SHARES       VALUE+     OF NET ASSETS++
                                                  --------- -------------- ---------------
COMMON STOCKS -- (91.3%)
COMMUNICATION SERVICES -- (3.0%)
    Other Securities.............................           $  156,352,445       3.3%
                                                            --------------      ----
CONSUMER DISCRETIONARY -- (12.1%)
*   Helen of Troy, Ltd...........................   120,833     17,399,952       0.4%
#   Kohl's Corp..................................   287,863     20,467,059       0.4%
    Macy's, Inc..................................   679,841     16,003,457       0.3%
    Marriott Vacations Worldwide Corp............   186,651     19,715,945       0.4%
    PulteGroup, Inc..............................   999,613     31,447,825       0.7%
    Toll Brothers, Inc...........................   777,321     29,615,930       0.6%
    Other Securities.............................              493,777,011      10.5%
                                                            --------------      ----
TOTAL CONSUMER DISCRETIONARY.....................              628,427,179      13.3%
                                                            --------------      ----
CONSUMER STAPLES -- (3.7%)
*   Post Holdings, Inc...........................   241,453     27,231,069       0.6%
    Other Securities.............................              162,820,704       3.4%
                                                            --------------      ----
TOTAL CONSUMER STAPLES...........................              190,051,773       4.0%
                                                            --------------      ----
ENERGY -- (6.1%)
    Helmerich & Payne, Inc.......................   295,777     17,308,870       0.4%
    HollyFrontier Corp...........................   409,728     19,556,317       0.4%
    Murphy Oil Corp..............................   583,871     15,904,646       0.3%
*   WPX Energy, Inc.............................. 1,281,782     17,803,952       0.4%
    Other Securities.............................              245,826,177       5.2%
                                                            --------------      ----
TOTAL ENERGY.....................................              316,399,962       6.7%
                                                            --------------      ----
FINANCIALS -- (27.5%)
    American Financial Group, Inc................   177,242     18,349,864       0.4%
    Assurant, Inc................................   256,107     24,330,165       0.5%
    Assured Guaranty, Ltd........................   451,046     21,514,894       0.5%
    Axis Capital Holdings, Ltd...................   302,382     17,190,417       0.4%
    CIT Group, Inc...............................   300,191     15,991,175       0.3%
    CNO Financial Group, Inc..................... 1,201,584     19,886,215       0.4%
    First American Financial Corp................   291,331     16,623,347       0.4%
    Hanover Insurance Group, Inc. (The)..........   140,426     16,936,780       0.4%
    Kemper Corp..................................   247,151     22,213,932       0.5%
#   New York Community Bancorp, Inc.............. 1,414,903     16,455,334       0.4%
    Old Republic International Corp..............   910,665     20,362,469       0.4%
#   People's United Financial, Inc............... 1,314,507     22,727,826       0.5%
    Popular, Inc.................................   315,644     18,215,815       0.4%
#   Prosperity Bancshares, Inc...................   218,643     16,100,871       0.3%
    Reinsurance Group of America, Inc............   170,010     25,758,215       0.6%
    RenaissanceRe Holdings, Ltd..................   108,094     16,793,484       0.4%
    Selective Insurance Group, Inc...............   221,700     15,809,427       0.3%
    Unum Group...................................   528,918     19,527,653       0.4%
    WR Berkley Corp..............................   324,057     19,864,694       0.4%
#   Zions Bancorp NA.............................   374,079     18,453,317       0.4%
    Other Securities.............................            1,039,908,234      21.7%
                                                            --------------      ----
TOTAL FINANCIALS.................................            1,423,014,128      30.0%
                                                            --------------      ----

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                                               PERCENTAGE
                                                                     SHARES       VALUE+     OF NET ASSETS++
                                                                   ---------- -------------- ---------------
HEALTH CARE -- (3.7%)
#   Perrigo Co. P.L.C.............................................    353,963 $   16,961,907       0.4%
    Other Securities..............................................               175,409,846       3.7%
                                                                              --------------      ----
TOTAL HEALTH CARE.................................................               192,371,753       4.1%
                                                                              --------------      ----
INDUSTRIALS -- (18.6%)
*   AECOM.........................................................    587,569     19,918,589       0.4%
    AGCO Corp.....................................................    273,209     19,337,733       0.4%
    AMERCO........................................................     56,444     21,063,207       0.5%
#*  Genesee & Wyoming, Inc., Class A..............................    209,015     18,529,180       0.4%
    Jacobs Engineering Group, Inc.................................    274,803     21,418,146       0.5%
*   JetBlue Airways Corp..........................................  1,001,202     18,572,297       0.4%
    Owens Corning.................................................    335,482     17,200,162       0.4%
    Quanta Services, Inc..........................................    522,356     21,207,654       0.5%
    Other Securities..............................................               808,925,792      16.9%
                                                                              --------------      ----
TOTAL INDUSTRIALS.................................................               966,172,760      20.4%
                                                                              --------------      ----
INFORMATION TECHNOLOGY -- (10.5%)
*   Arrow Electronics, Inc........................................    406,704     34,370,555       0.7%
    Avnet, Inc....................................................    397,450     19,320,045       0.4%
*   CACI International, Inc., Class A.............................    113,624     22,149,863       0.5%
    Jabil, Inc....................................................    540,808     16,337,810       0.4%
    MKS Instruments, Inc..........................................    172,747     15,721,704       0.3%
    SYNNEX Corp...................................................    210,135     22,669,364       0.5%
*   Tech Data Corp................................................    202,316     21,568,909       0.5%
    Xerox Corp....................................................    475,398     15,859,277       0.3%
    Other Securities..............................................               378,354,790       7.9%
                                                                              --------------      ----
TOTAL INFORMATION TECHNOLOGY......................................               546,352,317      11.5%
                                                                              --------------      ----
MATERIALS -- (5.7%)
#*  Alcoa Corp....................................................    590,594     15,757,048       0.3%
    Reliance Steel & Aluminum Co..................................    236,832     21,779,071       0.5%
    Other Securities..............................................               256,463,726       5.4%
                                                                              --------------      ----
TOTAL MATERIALS...................................................               293,999,845       6.2%
                                                                              --------------      ----
REAL ESTATE -- (0.2%)
    Other Securities..............................................                 8,403,829       0.2%
                                                                              --------------      ----
UTILITIES -- (0.2%)
    Other Securities..............................................                10,315,250       0.2%
                                                                              --------------      ----
TOTAL COMMON STOCKS...............................................             4,731,861,241      99.9%
                                                                              --------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security................................................                   507,605       0.0%
                                                                              --------------      ----
TOTAL INVESTMENT SECURITIES.......................................             4,732,368,846
                                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
    State Street Institutional U.S. Government Money Market Fund,
      2.370%...................................................... 10,367,991     10,367,991       0.2%
                                                                              --------------      ----

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                        PERCENTAGE
                                              SHARES       VALUE+     OF NET ASSETS++
                                            ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (8.5%)
@(S) The DFA Short Term Investment Fund.... 37,876,830 $  438,272,798        9.3%
                                                       --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,391,444,353)....................            $5,181,009,635      109.4%
                                                       ==============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                            LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                         -------------- ------------ ------- --------------
Common Stocks
   Communication Services............... $  156,352,445           --   --    $  156,352,445
   Consumer Discretionary...............    628,422,892 $      4,287   --       628,427,179
   Consumer Staples.....................    190,051,773           --   --       190,051,773
   Energy...............................    316,399,962           --   --       316,399,962
   Financials...........................  1,422,998,589       15,539   --     1,423,014,128
   Health Care..........................    192,371,753           --   --       192,371,753
   Industrials..........................    966,172,760           --   --       966,172,760
   Information Technology...............    546,343,868        8,449   --       546,352,317
   Materials............................    293,999,845           --   --       293,999,845
   Real Estate..........................      8,403,829           --   --         8,403,829
   Utilities............................     10,315,250           --   --        10,315,250
Preferred Stocks
   Communication Services...............        507,605           --   --           507,605
Temporary Cash Investments..............     10,367,991           --   --        10,367,991
Securities Lending Collateral...........             --  438,272,798   --       438,272,798
                                         -------------- ------------   --    --------------
TOTAL................................... $4,742,708,562 $438,301,073   --    $5,181,009,635
                                         ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                      PERCENTAGE
                                              SHARES      VALUE+    OF NET ASSETS++
                                             --------- ------------ ---------------
COMMON STOCKS -- (89.1%)
COMMUNICATION SERVICES -- (3.4%)
#   New York Times Co. (The), Class A.......   213,321 $  7,071,591       0.2%
    Nexstar Media Group, Inc., Class A......    73,168    8,564,314       0.3%
    Telephone & Data Systems, Inc...........   201,647    6,428,506       0.2%
*   Zynga, Inc., Class A.................... 1,611,163    9,119,183       0.3%
    Other Securities........................             86,814,170       2.8%
                                                       ------------      ----
TOTAL COMMUNICATION SERVICES................            117,997,764       3.8%
                                                       ------------      ----
CONSUMER DISCRETIONARY -- (11.9%)
    Aaron's, Inc............................   116,009    6,460,541       0.2%
    American Eagle Outfitters, Inc..........   296,064    7,040,402       0.2%
    Churchill Downs, Inc....................    64,854    6,540,526       0.2%
*   Crocs, Inc..............................   238,173    6,633,118       0.2%
*   Helen of Troy, Ltd......................    49,830    7,175,520       0.2%
    Strategic Education, Inc................    49,832    7,143,417       0.2%
#   Wendy's Co. (The).......................   362,549    6,747,037       0.2%
    Other Securities........................            366,414,363      11.9%
                                                       ------------      ----
TOTAL CONSUMER DISCRETIONARY................            414,154,924      13.3%
                                                       ------------      ----
CONSUMER STAPLES -- (3.8%)
*   Darling Ingredients, Inc................   292,864    6,387,364       0.2%
#   Sanderson Farms, Inc....................    46,425    7,039,423       0.2%
    Other Securities........................            118,553,713       3.9%
                                                       ------------      ----
TOTAL CONSUMER STAPLES......................            131,980,500       4.3%
                                                       ------------      ----
ENERGY -- (4.0%)
    PBF Energy, Inc., Class A...............   218,320    7,331,186       0.2%
    Other Securities........................            131,210,678       4.3%
                                                       ------------      ----
TOTAL ENERGY................................            138,541,864       4.5%
                                                       ------------      ----
FINANCIALS -- (18.7%)
    Cathay General Bancorp..................   206,467    7,595,921       0.2%
    FirstCash, Inc..........................    83,455    8,151,884       0.3%
    Kemper Corp.............................    86,600    7,783,608       0.3%
    Primerica, Inc..........................    56,551    7,368,030       0.2%
    Radian Group, Inc.......................   324,032    7,588,829       0.2%
    Selective Insurance Group, Inc..........    96,545    6,884,624       0.2%
    TCF Financial Corp......................   354,252    7,839,597       0.3%
#   United Bankshares, Inc..................   162,418    6,373,282       0.2%
    Washington Federal, Inc.................   193,136    6,400,527       0.2%
    Other Securities........................            583,894,421      18.8%
                                                       ------------      ----
TOTAL FINANCIALS............................            649,880,723      20.9%
                                                       ------------      ----
HEALTH CARE -- (8.4%)
*   Amedisys, Inc...........................    68,500    8,755,670       0.3%
    Chemed Corp.............................    22,874    7,474,766       0.3%
*   LHC Group, Inc..........................    68,923    7,658,035       0.3%
*   Omnicell, Inc...........................    93,919    7,547,331       0.3%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED


                                                                           PERCENTAGE
                                                  SHARES      VALUE+     OF NET ASSETS++
                                                  ------- -------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.............................         $  262,407,790       8.3%
                                                          --------------      ----
TOTAL HEALTH CARE................................            293,843,592       9.5%
                                                          --------------      ----
INDUSTRIALS -- (17.8%)
*   ASGN, Inc.................................... 101,799      6,417,409       0.2%
#*  Axon Enterprise, Inc......................... 117,616      7,468,616       0.2%
    EMCOR Group, Inc.............................  88,383      7,436,546       0.2%
*   FTI Consulting, Inc..........................  76,280      6,482,274       0.2%
    Insperity, Inc...............................  57,030      6,818,507       0.2%
#   John Bean Technologies Corp..................  62,171      6,825,754       0.2%
#*  Kirby Corp...................................  79,565      6,502,052       0.2%
#*  MasTec, Inc.................................. 126,820      6,423,433       0.2%
    Regal Beloit Corp............................  84,944      7,227,036       0.2%
*   Spirit Airlines, Inc......................... 161,347      8,774,050       0.3%
    Tetra Tech, Inc.............................. 107,483      6,956,300       0.2%
    Other Securities.............................            542,446,169      17.6%
                                                          --------------      ----
TOTAL INDUSTRIALS................................            619,778,146      19.9%
                                                          --------------      ----
INFORMATION TECHNOLOGY -- (13.0%)
*   CACI International, Inc., Class A............  47,362      9,232,748       0.3%
#*  Cree, Inc.................................... 145,997      9,648,942       0.3%
#*  Euronet Worldwide, Inc.......................  49,036      7,350,006       0.2%
*   Fair Isaac Corp..............................  45,659     12,773,105       0.4%
*   LiveRamp Holdings, Inc....................... 143,216      8,353,789       0.3%
#*  Manhattan Associates, Inc.................... 114,370      7,714,256       0.3%
#   Monolithic Power Systems, Inc................  65,929     10,265,805       0.3%
    SYNNEX Corp..................................  73,232      7,900,268       0.3%
*   Tech Data Corp...............................  67,381      7,183,488       0.2%
    Other Securities.............................            371,707,528      11.9%
                                                          --------------      ----
TOTAL INFORMATION TECHNOLOGY.....................            452,129,935      14.5%
                                                          --------------      ----
MATERIALS -- (4.5%)
*   Ingevity Corp................................  56,174      6,460,572       0.2%
#   Quaker Chemical Corp.........................  33,824      7,570,488       0.3%
    Other Securities.............................            144,538,975       4.6%
                                                          --------------      ----
TOTAL MATERIALS..................................            158,570,035       5.1%
                                                          --------------      ----
REAL ESTATE -- (0.4%)
    Other Securities.............................             15,551,222       0.5%
                                                          --------------      ----
UTILITIES -- (3.2%)
    New Jersey Resources Corp.................... 145,601      7,291,698       0.2%
    Other Securities.............................            102,910,013       3.3%
                                                          --------------      ----
TOTAL UTILITIES..................................            110,201,711       3.5%
                                                          --------------      ----
TOTAL COMMON STOCKS..............................          3,102,630,416      99.8%
                                                          --------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...............................                326,909       0.0%
                                                          --------------      ----

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED


                                                                                                PERCENTAGE
                                                                      SHARES       VALUE+     OF NET ASSETS++
                                                                    ---------- -------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
     Other Security................................................            $          310        0.0%
                                                                               --------------      -----
TOTAL INVESTMENT SECURITIES........................................             3,102,957,635
                                                                               --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
     State Street Institutional U.S. Government Money Market Fund,
       2.370%......................................................  7,164,608      7,164,608        0.3%
                                                                               --------------      -----
SECURITIES LENDING COLLATERAL -- (10.7%)
@(S) The DFA Short Term Investment Fund............................ 32,023,779    370,547,143       11.9%
                                                                               --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,141,265,875)............................................            $3,480,669,386      112.0%
                                                                               ==============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                            LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                         -------------- ------------ ------- --------------
Common Stocks
   Communication Services............... $  117,997,764           --   --    $  117,997,764
   Consumer Discretionary...............    414,152,387 $      2,537   --       414,154,924
   Consumer Staples.....................    131,980,500           --   --       131,980,500
   Energy...............................    138,541,864           --   --       138,541,864
   Financials...........................    649,869,738       10,985   --       649,880,723
   Health Care..........................    293,843,592           --   --       293,843,592
   Industrials..........................    619,778,146           --   --       619,778,146
   Information Technology...............    452,118,299       11,636   --       452,129,935
   Materials............................    158,570,035           --   --       158,570,035
   Real Estate..........................     15,551,222           --   --        15,551,222
   Utilities............................    110,201,711           --   --       110,201,711
Preferred Stocks
   Communication Services...............        326,909           --   --           326,909
Rights/Warrants
   Consumer Discretionary...............             --          310   --               310
Temporary Cash Investments..............      7,164,608           --   --         7,164,608
Securities Lending Collateral...........             --  370,547,143   --       370,547,143
                                         -------------- ------------   --    --------------
TOTAL................................... $3,110,096,775 $370,572,611   --    $3,480,669,386
                                         ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                             PERCENTAGE
                                                   SHARES       VALUE+     OF NET ASSETS++
                                                  --------- -------------- ---------------
COMMON STOCKS -- (93.2%)
COMMUNICATION SERVICES -- (7.3%)
*   Alphabet, Inc., Class A......................    34,928 $   41,877,275       0.4%
*   Alphabet, Inc., Class C......................    36,723     43,644,551       0.5%
    AT&T, Inc.................................... 2,668,735     82,624,036       0.8%
*   Charter Communications, Inc., Class A........    76,071     28,236,794       0.3%
    Comcast Corp., Class A....................... 1,995,489     86,863,636       0.9%
*   Facebook, Inc., Class A......................   291,194     56,316,920       0.6%
    Verizon Communications, Inc.................. 1,334,445     76,316,910       0.8%
    Walt Disney Co. (The)........................   623,463     85,395,727       0.9%
    Other Securities.............................              269,836,096       2.6%
                                                            --------------      ----
TOTAL COMMUNICATION SERVICES.....................              771,111,945       7.8%
                                                            --------------      ----
CONSUMER DISCRETIONARY -- (11.4%)
*   Amazon.com, Inc..............................    78,026    150,318,650       1.5%
    General Motors Co............................   614,834     23,947,784       0.3%
    Home Depot, Inc. (The).......................   222,660     45,355,842       0.5%
    Lowe's Cos., Inc.............................   216,161     24,456,456       0.3%
    Other Securities.............................              951,747,801       9.6%
                                                            --------------      ----
TOTAL CONSUMER DISCRETIONARY.....................            1,195,826,533      12.2%
                                                            --------------      ----
CONSUMER STAPLES -- (5.2%)
    Coca-Cola Co. (The)..........................   760,646     37,317,293       0.4%
    PepsiCo, Inc.................................   254,543     32,594,231       0.3%
    Procter & Gamble Co. (The)...................   458,732     48,845,783       0.5%
    Walmart, Inc.................................   364,614     37,496,904       0.4%
    Other Securities.............................              389,232,643       3.9%
                                                            --------------      ----
TOTAL CONSUMER STAPLES...........................              545,486,854       5.5%
                                                            --------------      ----
ENERGY -- (5.2%)
    Chevron Corp.................................   543,129     65,208,068       0.7%
    ConocoPhillips...............................   413,560     26,103,907       0.3%
    Exxon Mobil Corp............................. 1,161,906     93,277,814       1.0%
    Other Securities.............................              358,325,255       3.5%
                                                            --------------      ----
TOTAL ENERGY.....................................              542,915,044       5.5%
                                                            --------------      ----
FINANCIALS -- (16.6%)
    American Express Co..........................   272,571     31,953,498       0.3%
    Bank of America Corp......................... 2,305,820     70,511,976       0.7%
*   Berkshire Hathaway, Inc., Class B............   371,183     80,439,068       0.8%
    Citigroup, Inc...............................   630,926     44,606,468       0.5%
    JPMorgan Chase & Co.......................... 1,060,963    123,124,756       1.3%
    U.S. Bancorp.................................   445,407     23,749,101       0.3%
    Wells Fargo & Co............................. 1,393,576     67,463,014       0.7%
    Other Securities.............................            1,305,206,853      13.2%
                                                            --------------      ----
TOTAL FINANCIALS.................................            1,747,054,734      17.8%
                                                            --------------      ----
HEALTH CARE -- (10.4%)
    Amgen, Inc...................................   138,369     24,812,329       0.3%
    CVS Health Corp..............................   437,696     23,801,908       0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                              PERCENTAGE
                                                    SHARES       VALUE+     OF NET ASSETS++
                                                  ---------- -------------- ---------------
HEALTH CARE -- (Continued)
    Johnson & Johnson............................    559,909 $   79,059,151       0.8%
    Merck & Co., Inc.............................    600,469     47,262,915       0.5%
    Pfizer, Inc..................................  1,624,161     65,957,178       0.7%
    Thermo Fisher Scientific, Inc................     99,017     27,472,267       0.3%
    UnitedHealth Group, Inc......................    234,939     54,757,233       0.6%
    Other Securities.............................               774,048,087       7.6%
                                                             --------------      ----
TOTAL HEALTH CARE................................             1,097,171,068      11.1%
                                                             --------------      ----
INDUSTRIALS -- (13.3%)
    Boeing Co. (The).............................     78,395     29,609,008       0.3%
    Caterpillar, Inc.............................    168,010     23,423,954       0.2%
    CSX Corp.....................................    311,864     24,833,730       0.3%
    Honeywell International, Inc.................    133,998     23,266,073       0.2%
    Union Pacific Corp...........................    237,535     42,053,196       0.4%
    United Technologies Corp.....................    241,232     34,402,095       0.4%
    Other Securities.............................             1,227,325,038      12.5%
                                                             --------------      ----
TOTAL INDUSTRIALS................................             1,404,913,094      14.3%
                                                             --------------      ----
INFORMATION TECHNOLOGY -- (17.6%)
    Apple, Inc...................................  1,193,559    239,511,485       2.4%
    Cisco Systems, Inc...........................  1,030,168     57,637,900       0.6%
    Intel Corp...................................  1,852,635     94,558,490       1.0%
    International Business Machines Corp.........    204,954     28,748,898       0.3%
    Mastercard, Inc., Class A....................    173,588     44,133,013       0.5%
*   Micron Technology, Inc.......................    649,261     27,307,918       0.3%
    Microsoft Corp...............................  1,397,830    182,556,598       1.9%
    NVIDIA Corp..................................    138,723     25,108,863       0.3%
    Oracle Corp..................................    481,175     26,623,413       0.3%
    QUALCOMM, Inc................................    407,518     35,099,525       0.4%
    Visa, Inc., Class A..........................    350,018     57,553,460       0.6%
    Other Securities.............................             1,030,854,699      10.2%
                                                             --------------      ----
TOTAL INFORMATION TECHNOLOGY.....................             1,849,694,262      18.8%
                                                             --------------      ----
MATERIALS -- (4.0%)
    Other Securities.............................               420,913,803       4.3%
                                                             --------------      ----
REAL ESTATE -- (0.4%)
    Other Securities.............................                38,251,219       0.4%
                                                             --------------      ----
UTILITIES -- (1.8%)
    Other Securities.............................               194,044,341       2.0%
                                                             --------------      ----
TOTAL COMMON STOCKS..............................             9,807,382,897      99.7%
                                                             --------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...............................                   243,904       0.0%
                                                             --------------      ----
TOTAL INVESTMENT SECURITIES......................             9,807,626,801
                                                             --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
    State Street Institutional U.S. Government
      Money Market Fund, 2.370%.................. 30,639,509     30,639,509       0.3%
                                                             --------------      ----

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED


                                                                                PERCENTAGE
                                                     SHARES       VALUE+      OF NET ASSETS++
                                                   ---------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (6.5%)
@(S) The DFA Short Term Investment Fund........... 59,613,067 $   689,782,801        7.0%
                                                              ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $6,301,046,209)...........................            $10,528,049,111      107.0%
                                                              ===============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                              -------------- ------------ ------- ---------------
Common Stocks
   Communication Services.................... $  771,111,945           --   --    $   771,111,945
   Consumer Discretionary....................  1,195,825,017 $      1,516   --      1,195,826,533
   Consumer Staples..........................    545,486,854           --   --        545,486,854
   Energy....................................    542,915,044           --   --        542,915,044
   Financials................................  1,747,050,573        4,161   --      1,747,054,734
   Health Care...............................  1,097,171,068           --   --      1,097,171,068
   Industrials...............................  1,404,913,094           --   --      1,404,913,094
   Information Technology....................  1,849,694,262           --   --      1,849,694,262
   Materials.................................    420,913,803           --   --        420,913,803
   Real Estate...............................     38,251,219           --   --         38,251,219
   Utilities.................................    194,044,341           --   --        194,044,341
Preferred Stocks
   Communication Services....................        243,904           --   --            243,904
Temporary Cash Investments...................     30,639,509           --   --         30,639,509
Securities Lending Collateral................             --  689,782,801   --        689,782,801
                                              -------------- ------------   --    ---------------
TOTAL........................................ $9,838,260,633 $689,788,478   --    $10,528,049,111
                                              ============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                   PERCENTAGE
                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       --------- ------------------------------- ---------------
COMMON STOCKS -- (98.6%)
AUSTRALIA -- (5.8%)
    Australia & New Zealand Banking Group, Ltd........ 3,010,395          $ 57,753,153                 1.5%
    National Australia Bank, Ltd...................... 1,249,963            22,318,125                 0.6%
    Woodside Petroleum, Ltd...........................   744,102            18,550,258                 0.5%
    Other Securities..................................                     125,977,465                 3.1%
                                                                          ------------                 ---
TOTAL AUSTRALIA.......................................                     224,599,001                 5.7%
                                                                          ------------                 ---
AUSTRIA -- (0.1%)
    Other Securities..................................                       4,570,162                 0.1%
                                                                          ------------                 ---
BELGIUM -- (1.1%)
    Other Securities..................................                      44,330,866                 1.1%
                                                                          ------------                 ---
CANADA -- (8.3%)
    Bank of Montreal..................................   423,189            33,419,235                 0.9%
    Canadian Natural Resources, Ltd................... 1,036,236            31,066,355                 0.8%
    Suncor Energy, Inc................................ 1,412,388            46,590,870                 1.2%
    Other Securities..................................                     210,587,037                 5.3%
                                                                          ------------                 ---
TOTAL CANADA..........................................                     321,663,497                 8.2%
                                                                          ------------                 ---
DENMARK -- (1.8%)
    Vestas Wind Systems A.S...........................   222,153            20,101,262                 0.5%
    Other Securities..................................                      48,219,034                 1.2%
                                                                          ------------                 ---
TOTAL DENMARK.........................................                      68,320,296                 1.7%
                                                                          ------------                 ---
FINLAND -- (0.9%)
    Other Securities..................................                      33,912,747                 0.9%
                                                                          ------------                 ---
FRANCE -- (9.9%)
    BNP Paribas SA....................................   550,285            29,293,372                 0.7%
    Cie de Saint-Gobain...............................   475,996            19,515,812                 0.5%
    Cie Generale des Etablissements Michelin SCA......   209,836            27,134,002                 0.7%
    Orange SA......................................... 1,734,362            27,105,566                 0.7%
    Peugeot SA........................................   931,406            24,420,419                 0.6%
#   Total SA.......................................... 2,033,537           113,045,868                 2.9%
    Other Securities..................................                     140,875,343                 3.6%
                                                                          ------------                 ---
TOTAL FRANCE..........................................                     381,390,382                 9.7%
                                                                          ------------                 ---
GERMANY -- (6.7%)
    Bayer AG..........................................   471,399            31,364,444                 0.8%
    Bayerische Motoren Werke AG.......................   357,806            30,523,866                 0.8%
    Daimler AG........................................   990,591            65,018,407                 1.6%
    Deutsche Telekom AG............................... 1,350,731            22,631,363                 0.6%
    Other Securities..................................                     109,951,673                 2.8%
                                                                          ------------                 ---
TOTAL GERMANY.........................................                     259,489,753                 6.6%
                                                                          ------------                 ---
HONG KONG -- (3.5%)
    CK Hutchison Holdings, Ltd........................ 2,105,348            22,135,438                 0.6%
    Sun Hung Kai Properties, Ltd...................... 1,360,934            23,487,461                 0.6%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED


                                                                                        PERCENTAGE
                                             SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                           ---------- ------------------------------- ---------------
HONG KONG -- (Continued)
    Other Securities......................                     $ 88,772,545                 2.2%
                                                               ------------                ----
TOTAL HONG KONG...........................                      134,395,444                 3.4%
                                                               ------------                ----
IRELAND -- (0.3%)
    Other Securities......................                       13,231,836                 0.3%
                                                               ------------                ----
ISRAEL -- (0.5%)
    Other Securities......................                       20,213,735                 0.5%
                                                               ------------                ----
ITALY -- (2.1%)
    Intesa Sanpaolo SpA...................  8,083,542            21,179,012                 0.5%
    Other Securities......................                       62,023,527                 1.6%
                                                               ------------                ----
TOTAL ITALY...............................                       83,202,539                 2.1%
                                                               ------------                ----
JAPAN -- (21.8%)
    Hitachi, Ltd..........................    801,900            26,669,771                 0.7%
    Honda Motor Co., Ltd..................  1,399,700            39,055,733                 1.0%
    Mitsubishi Corp.......................    761,900            20,988,573                 0.5%
    Mitsubishi UFJ Financial Group, Inc...  3,959,034            19,642,847                 0.5%
    Sumitomo Mitsui Financial Group, Inc..    807,327            29,343,270                 0.8%
    Toyota Motor Corp.....................  1,224,488            75,808,594                 1.9%
    Other Securities......................                      630,993,502                16.1%
                                                               ------------                ----
TOTAL JAPAN...............................                      842,502,290                21.5%
                                                               ------------                ----
NETHERLANDS -- (3.7%)
    ING Groep NV..........................  1,741,138            22,216,966                 0.6%
    Koninklijke Ahold Delhaize NV.........  1,350,935            32,559,671                 0.8%
    Koninklijke DSM NV....................    201,748            23,074,250                 0.6%
    Other Securities......................                       64,224,354                 1.6%
                                                               ------------                ----
TOTAL NETHERLANDS.........................                      142,075,241                 3.6%
                                                               ------------                ----
NEW ZEALAND -- (0.2%)
    Other Securities......................                        7,890,795                 0.2%
                                                               ------------                ----
NORWAY -- (0.9%)
    Other Securities......................                       33,084,087                 0.8%
                                                               ------------                ----
PORTUGAL -- (0.0%)
    Other Security........................                        1,881,420                 0.1%
                                                               ------------                ----
SINGAPORE -- (1.1%)
    Other Securities......................                       42,835,378                 1.1%
                                                               ------------                ----
SPAIN -- (2.8%)
    Banco Santander SA.................... 14,084,176            71,397,976                 1.8%
    Repsol SA.............................  1,100,495            18,673,970                 0.5%
    Other Securities......................                       17,832,918                 0.5%
                                                               ------------                ----
TOTAL SPAIN...............................                      107,904,864                 2.8%
                                                               ------------                ----
SWEDEN -- (2.3%)
    Other Securities......................                       89,933,164                 2.3%
                                                               ------------                ----

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED


                                                                                                     PERCENTAGE
                                                          SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                        ---------- ------------------------------- ---------------
SWITZERLAND -- (8.9%)
     Cie Financiere Richemont SA.......................    400,427         $   29,272,152                0.7%
     Novartis AG.......................................    660,996             54,162,056                1.4%
     Novartis AG, Sponsored ADR........................    294,324             24,202,263                0.6%
     Swiss Re AG.......................................    186,440             17,950,033                0.5%
     UBS Group AG......................................  1,928,511             25,860,283                0.7%
     Zurich Insurance Group AG.........................    134,082             42,741,015                1.1%
     Other Securities..................................                       148,942,140                3.8%
                                                                           --------------               ----
TOTAL SWITZERLAND......................................                       343,129,942                8.8%
                                                                           --------------               ----
UNITED KINGDOM -- (15.7%)
     Anglo American P.L.C..............................  1,360,585             35,306,772                0.9%
     Aviva P.L.C.......................................  4,995,385             28,054,717                0.7%
     BP P.L.C., Sponsored ADR..........................  1,541,046             67,389,953                1.7%
     British American Tobacco P.L.C....................    795,834             31,156,041                0.8%
     Glencore P.L.C....................................  9,178,897             36,417,804                0.9%
     HSBC Holdings P.L.C., Sponsored ADR...............  1,195,522             52,088,894                1.3%
     Lloyds Banking Group P.L.C........................ 60,864,404             49,777,044                1.3%
     Royal Dutch Shell P.L.C., Sponsored ADR, Class A..  1,024,535             65,088,692                1.7%
     Royal Dutch Shell P.L.C., Sponsored ADR, Class B..    946,894             61,443,952                1.6%
     Vodafone Group P.L.C.............................. 20,021,313             37,137,010                1.0%
     Other Securities..................................                       141,146,495                3.5%
                                                                           --------------               ----
TOTAL UNITED KINGDOM...................................                       605,007,374               15.4%
                                                                           --------------               ----
UNITED STATES -- (0.2%)
     Other Securities..................................                         6,416,588                0.2%
                                                                           --------------               ----
TOTAL COMMON STOCKS....................................                     3,811,981,401               97.1%
                                                                           --------------               ----
PREFERRED STOCKS -- (1.2%)

GERMANY -- (1.2%)
     Volkswagen AG.....................................    203,812             35,586,001                0.9%
     Other Securities..................................                        10,806,811                0.3%
                                                                           --------------               ----
TOTAL GERMANY..........................................                        46,392,812                1.2%
                                                                           --------------               ----
TOTAL INVESTMENT SECURITIES............................                     3,858,374,213
                                                                           --------------

                                                                               VALUE+
                                                                   -------------------------------
SECURITIES LENDING COLLATERAL -- (0.2%)
@(S) The DFA Short Term Investment Fund................    542,010              6,271,602                0.2%
                                                                           --------------               ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,614,055,695)................................                    $3,864,645,815               98.5%
                                                                           ==============               ====

As of April 30, 2019, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    190     06/21/19  $26,353,093 $28,010,750   $1,657,657
                                                                        ----------- -----------   ----------
TOTAL FUTURES CONTRACTS...........................                      $26,353,093 $28,010,750   $1,657,657
                                                                        =========== ===========   ==========

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                           LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         ------------ -------------- ------- --------------
Common Stocks
   Australia............................ $    214,103 $  224,384,898   --    $  224,599,001
   Austria..............................           --      4,570,162   --         4,570,162
   Belgium..............................           --     44,330,866   --        44,330,866
   Canada...............................  321,663,497             --   --       321,663,497
   Denmark..............................      606,478     67,713,818   --        68,320,296
   Finland..............................           --     33,912,747   --        33,912,747
   France...............................           --    381,390,382   --       381,390,382
   Germany..............................    5,956,085    253,533,668   --       259,489,753
   Hong Kong............................           --    134,395,444   --       134,395,444
   Ireland..............................    4,106,814      9,125,022   --        13,231,836
   Israel...............................           --     20,213,735   --        20,213,735
   Italy................................    4,758,555     78,443,984   --        83,202,539
   Japan................................    9,435,092    833,067,198   --       842,502,290
   Netherlands..........................    7,825,456    134,249,785   --       142,075,241
   New Zealand..........................           --      7,890,795   --         7,890,795
   Norway...............................    1,234,052     31,850,035   --        33,084,087
   Portugal.............................           --      1,881,420   --         1,881,420
   Singapore............................           --     42,835,378   --        42,835,378
   Spain................................       10,379    107,894,485   --       107,904,864
   Sweden...............................           --     89,933,164   --        89,933,164
   Switzerland..........................   40,797,788    302,332,154   --       343,129,942
   United Kingdom.......................  285,189,566    319,817,808   --       605,007,374
   United States........................    6,416,588             --   --         6,416,588
Preferred Stocks
   Germany..............................           --     46,392,812   --        46,392,812
Securities Lending Collateral...........           --      6,271,602   --         6,271,602
Futures Contracts**.....................    1,657,657             --   --         1,657,657
                                         ------------ --------------   --    --------------
TOTAL................................... $689,872,110 $3,176,431,362   --    $3,866,303,472
                                         ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                    PERCENTAGE
                                                         SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ---------- ------------------------------- ---------------
COMMON STOCKS -- (98.8%)
AUSTRALIA -- (4.6%)
    BHP Group, Ltd....................................    414,517          $ 10,969,091                 0.3%
    Commonwealth Bank of Australia....................    143,493             7,541,305                 0.2%
    Macquarie Group, Ltd..............................     70,545             6,704,200                 0.2%
    Westpac Banking Corp..............................    367,982             7,148,565                 0.2%
    Other Securities..................................                      150,176,602                 3.7%
                                                                           ------------                 ---
TOTAL AUSTRALIA.......................................                      182,539,763                 4.6%
                                                                           ------------                 ---
AUSTRIA -- (0.4%)
    Other Securities..................................                       16,581,482                 0.4%
                                                                           ------------                 ---
BELGIUM -- (0.8%)
    Other Securities..................................                       30,475,723                 0.8%
                                                                           ------------                 ---
BRAZIL -- (1.7%)
    Vale SA...........................................    552,353             7,057,427                 0.2%
    Other Securities..................................                       58,233,799                 1.5%
                                                                           ------------                 ---
TOTAL BRAZIL..........................................                       65,291,226                 1.7%
                                                                           ------------                 ---
CANADA -- (6.5%)
    Canadian Natural Resources, Ltd...................    241,723             7,246,856                 0.2%
    Suncor Energy, Inc................................    185,607             6,125,031                 0.2%
    Other Securities..................................                      241,899,105                 6.1%
                                                                           ------------                 ---
TOTAL CANADA..........................................                      255,270,992                 6.5%
                                                                           ------------                 ---
CHILE -- (0.3%)
    Other Securities..................................                       11,567,513                 0.3%
                                                                           ------------                 ---
CHINA -- (8.5%)
*   Alibaba Group Holding, Ltd., Sponsored ADR........     47,138             8,747,399                 0.2%
    China Construction Bank Corp., Class H............ 15,486,200            13,652,096                 0.4%
    China Mobile, Ltd.................................    770,500             7,351,650                 0.2%
    China Overseas Land & Investment, Ltd.............  1,624,827             6,087,661                 0.2%
    Industrial & Commercial Bank of China, Ltd.,
      Class H.........................................  8,824,460             6,637,404                 0.2%
    Ping An Insurance Group Co. of China, Ltd.,
      Class H.........................................    833,000            10,083,179                 0.3%
    Tencent Holdings, Ltd.............................    300,000            14,786,293                 0.4%
    Other Securities..................................                      267,130,369                 6.6%
                                                                           ------------                 ---
TOTAL CHINA...........................................                      334,476,051                 8.5%
                                                                           ------------                 ---
COLOMBIA -- (0.1%)
    Other Securities..................................                        3,599,086                 0.1%
                                                                           ------------                 ---
CZECH REPUBLIC -- (0.1%)
    Other Securities..................................                        1,840,669                 0.0%
                                                                           ------------                 ---
DENMARK -- (1.3%)
    Other Securities..................................                       52,514,283                 1.3%
                                                                           ------------                 ---
EGYPT -- (0.0%)
    Other Securities..................................                          300,270                 0.0%
                                                                           ------------                 ---

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED


                                                                                                 PERCENTAGE
                                                       SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ------- ------------------------------- ---------------
FINLAND -- (1.2%)
    Other Securities..................................                  $ 46,911,125                 1.2%
                                                                        ------------                 ---
FRANCE -- (5.9%)
    Cie Generale des Etablissements Michelin SCA......  50,834             6,573,371                 0.2%
    LVMH Moet Hennessy Louis Vuitton SE...............  20,296             7,968,557                 0.2%
    Orange SA......................................... 418,276             6,537,048                 0.2%
    Peugeot SA........................................ 246,391             6,460,095                 0.2%
    Total SA.......................................... 288,924            16,061,505                 0.4%
    Vinci SA..........................................  59,854             6,045,031                 0.2%
    Other Securities..................................                   181,650,205                 4.5%
                                                                        ------------                 ---
TOTAL FRANCE..........................................                   231,295,812                 5.9%
                                                                        ------------                 ---
GERMANY -- (5.3%)
    Allianz SE........................................  35,978             8,696,390                 0.2%
    BASF SE........................................... 153,754            12,552,621                 0.3%
    Bayerische Motoren Werke AG.......................  73,155             6,240,738                 0.2%
    Daimler AG........................................ 200,918            13,187,449                 0.3%
    Deutsche Telekom AG............................... 519,957             8,711,828                 0.2%
    Other Securities..................................                   158,583,112                 4.1%
                                                                        ------------                 ---
TOTAL GERMANY.........................................                   207,972,138                 5.3%
                                                                        ------------                 ---
GREECE -- (0.1%)
    Other Securities..................................                     2,570,614                 0.1%
                                                                        ------------                 ---
HONG KONG -- (2.2%)
    AIA Group, Ltd.................................... 829,400             8,492,588                 0.2%
    Other Securities..................................                    79,025,682                 2.0%
                                                                        ------------                 ---
TOTAL HONG KONG.......................................                    87,518,270                 2.2%
                                                                        ------------                 ---
HUNGARY -- (0.1%)
    Other Securities..................................                     3,931,105                 0.1%
                                                                        ------------                 ---
INDIA -- (2.8%)
    Other Securities..................................                   111,532,165                 2.8%
                                                                        ------------                 ---
INDONESIA -- (0.6%)
    Other Securities..................................                    24,181,865                 0.6%
                                                                        ------------                 ---
IRELAND -- (0.5%)
    Other Securities..................................                    19,650,141                 0.5%
                                                                        ------------                 ---
ISRAEL -- (0.5%)
    Other Securities..................................                    21,514,344                 0.5%
                                                                        ------------                 ---
ITALY -- (2.1%)
    Eni SpA........................................... 387,838             6,609,201                 0.2%
    Other Securities..................................                    75,312,783                 1.9%
                                                                        ------------                 ---
TOTAL ITALY...........................................                    81,921,984                 2.1%
                                                                        ------------                 ---
JAPAN -- (16.3%)
    Honda Motor Co., Ltd.............................. 249,900             6,972,943                 0.2%
    SoftBank Group Corp...............................  70,596             7,485,387                 0.2%
    Toyota Motor Corp................................. 270,373            16,738,912                 0.5%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED


                                                                                                   PERCENTAGE
                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       --------- ------------------------------- ---------------
JAPAN -- (Continued)
    Other Securities..................................                    $610,754,031                15.3%
                                                                          ------------                ----
TOTAL JAPAN...........................................                     641,951,273                16.2%
                                                                          ------------                ----
MALAYSIA -- (0.6%)
    Other Securities..................................                      24,753,716                 0.6%
                                                                          ------------                ----
MEXICO -- (0.8%)
    Other Securities..................................                      29,539,153                 0.7%
                                                                          ------------                ----
NETHERLANDS -- (2.1%)
    Other Securities..................................                      81,462,142                 2.1%
                                                                          ------------                ----
NEW ZEALAND -- (0.3%)
    Other Securities..................................                      13,401,093                 0.3%
                                                                          ------------                ----
NORWAY -- (0.7%)
    Other Securities..................................                      27,081,517                 0.7%
                                                                          ------------                ----
PERU -- (0.0%)
    Other Securities..................................                         816,570                 0.0%
                                                                          ------------                ----
PHILIPPINES -- (0.3%)
    Other Securities..................................                      11,243,534                 0.3%
                                                                          ------------                ----
POLAND -- (0.3%)
    Other Securities..................................                      12,302,778                 0.3%
                                                                          ------------                ----
PORTUGAL -- (0.2%)
    Other Securities..................................                       7,279,736                 0.2%
                                                                          ------------                ----
RUSSIA -- (0.3%)
    Other Securities..................................                      12,127,285                 0.3%
                                                                          ------------                ----
SINGAPORE -- (0.8%)
    Other Securities..................................                      30,039,391                 0.8%
                                                                          ------------                ----
SOUTH AFRICA -- (1.9%)
    Other Securities..................................                      73,042,522                 1.8%
                                                                          ------------                ----
SOUTH KOREA -- (3.8%)
    Samsung Electronics Co., Ltd......................   475,156            18,681,810                 0.5%
    Samsung Electronics Co., Ltd., GDR................     9,769             9,670,262                 0.3%
    Other Securities..................................                     122,453,275                 3.0%
                                                                          ------------                ----
TOTAL SOUTH KOREA.....................................                     150,805,347                 3.8%
                                                                          ------------                ----
SPAIN -- (1.8%)
    Banco Santander SA................................ 1,507,399             7,641,573                 0.2%
    Iberdrola S.A.....................................   826,824             7,513,675                 0.2%
    Other Securities..................................                      54,007,674                 1.4%
                                                                          ------------                ----
TOTAL SPAIN...........................................                      69,162,922                 1.8%
                                                                          ------------                ----
SWEDEN -- (2.0%)
    Other Securities..................................                      80,350,887                 2.0%
                                                                          ------------                ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED


                                                                                                   PERCENTAGE
                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       --------- ------------------------------- ---------------
SWITZERLAND -- (4.5%)
    Nestle SA.........................................   261,736         $   25,199,315                0.7%
    Novartis AG, Sponsored ADR........................   118,999              9,785,288                0.3%
    Roche Holding AG..................................    49,283             13,003,974                0.3%
    Zurich Insurance Group AG.........................    18,766              5,981,995                0.2%
    Other Securities..................................                      123,445,532                3.0%
                                                                         --------------               ----
TOTAL SWITZERLAND.....................................                      177,416,104                4.5%
                                                                         --------------               ----
TAIWAN -- (4.0%)
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR...................................   242,374             10,620,829                0.3%
    Other Securities..................................                      146,276,991                3.7%
                                                                         --------------               ----
TOTAL TAIWAN..........................................                      156,897,820                4.0%
                                                                         --------------               ----
THAILAND -- (0.7%)
    Other Securities..................................                       28,491,428                0.7%
                                                                         --------------               ----
TURKEY -- (0.2%)
    Other Securities..................................                        8,081,726                0.2%
                                                                         --------------               ----
UNITED KINGDOM -- (11.6%)
    Anglo American P.L.C..............................   444,183             11,526,415                0.3%
    BP P.L.C., Sponsored ADR..........................   513,940             22,474,600                0.6%
    Glencore P.L.C.................................... 1,818,167              7,213,683                0.2%
    HSBC Holdings P.L.C., Sponsored ADR...............   300,322             13,085,029                0.3%
    Lloyds Banking Group P.L.C........................ 7,881,167              6,445,495                0.2%
    Rio Tinto P.L.C., Sponsored ADR...................   118,367              6,971,816                0.2%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A..   181,989             11,561,745                0.3%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B..   143,548              9,314,830                0.2%
    Vodafone Group P.L.C.............................. 3,346,848              6,207,982                0.2%
    Other Securities..................................                      363,237,964                9.1%
                                                                         --------------               ----
TOTAL UNITED KINGDOM..................................                      458,039,559               11.6%
                                                                         --------------               ----
UNITED STATES -- (0.0%)
    Other Securities..................................                        1,371,718                0.0%
                                                                         --------------               ----
TOTAL COMMON STOCKS...................................                    3,889,114,842               98.4%
                                                                         --------------               ----
PREFERRED STOCKS -- (0.9%)

BRAZIL -- (0.5%)
    Other Securities..................................                       16,855,311                0.4%
                                                                         --------------               ----
CHILE -- (0.0%)
    Other Securities..................................                          243,251                0.0%
                                                                         --------------               ----
COLOMBIA -- (0.0%)
    Other Securities..................................                          672,743                0.0%
                                                                         --------------               ----
GERMANY -- (0.4%)
    Volkswagen AG.....................................    46,130              8,054,394                0.2%
    Other Securities..................................                        8,521,272                0.2%
                                                                         --------------               ----
TOTAL GERMANY.........................................                       16,575,666                0.4%
                                                                         --------------               ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED


                                                                                                  PERCENTAGE
                                                        SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                        ------- ------------------------------- ---------------
SOUTH KOREA -- (0.0%)
     Other Security....................................                 $       38,796                0.0%
                                                                        --------------               ----
UNITED KINGDOM -- (0.0%)
     Other Security....................................                         25,851                0.0%
                                                                        --------------               ----
TOTAL PREFERRED STOCKS.................................                     34,411,618                0.8%
                                                                        --------------               ----
RIGHTS/WARRANTS -- (0.0%)
     Other Securities..................................                        263,661                0.0%
                                                                        --------------               ----
TOTAL INVESTMENT SECURITIES............................                  3,923,790,121
                                                                        --------------

                                                                            VALUE+
                                                                -------------------------------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S) The DFA Short Term Investment Fund................ 999,174             11,561,437                0.3%
                                                                        --------------               ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,366,261,989)................................                 $3,935,351,558               99.5%
                                                                        ==============               ====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ------------------------------------------------
                                           LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                         ------------ ------------- ------- -------------
Common Stocks
   Australia............................ $  2,990,755 $ 179,549,008   --    $ 182,539,763
   Austria..............................           --    16,581,482   --       16,581,482
   Belgium..............................    1,192,544    29,283,179   --       30,475,723
   Brazil...............................   65,291,226            --   --       65,291,226
   Canada...............................  254,633,694       637,298   --      255,270,992
   Chile................................   11,567,513            --   --       11,567,513
   China................................   43,264,929   291,211,122   --      334,476,051
   Colombia.............................    3,599,086            --   --        3,599,086
   Czech Republic.......................           --     1,840,669   --        1,840,669
   Denmark..............................    1,175,309    51,338,974   --       52,514,283
   Egypt................................      134,872       165,398   --          300,270
   Finland..............................      183,695    46,727,430   --       46,911,125
   France...............................    2,620,100   228,675,712   --      231,295,812
   Germany..............................    7,465,463   200,506,675   --      207,972,138
   Greece...............................           --     2,570,614   --        2,570,614
   Hong Kong............................      343,119    87,175,151   --       87,518,270
   Hungary..............................           --     3,931,105   --        3,931,105
   India................................    3,867,842   107,664,323   --      111,532,165
   Indonesia............................      331,018    23,850,847   --       24,181,865
   Ireland..............................    5,010,249    14,639,892   --       19,650,141
   Israel...............................    1,898,971    19,615,373   --       21,514,344
   Italy................................    2,444,622    79,477,362   --       81,921,984
   Japan................................   13,809,450   628,141,823   --      641,951,273
   Malaysia.............................           --    24,753,716   --       24,753,716
   Mexico...............................   29,538,501           652   --       29,539,153
   Netherlands..........................   13,933,122    67,529,020   --       81,462,142
   New Zealand..........................       43,303    13,357,790   --       13,401,093
   Norway...............................      934,536    26,146,981   --       27,081,517
   Peru.................................      816,570            --   --          816,570

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED


                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                           LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         ------------ -------------- ------- --------------
   Philippines.......................... $    123,500 $   11,120,034   --    $   11,243,534
   Poland...............................           --     12,302,778   --        12,302,778
   Portugal.............................           --      7,279,736   --         7,279,736
   Russia...............................    5,371,676      6,755,609   --        12,127,285
   Singapore............................           --     30,039,391   --        30,039,391
   South Africa.........................    7,382,789     65,659,733   --        73,042,522
   South Korea..........................    5,849,699    144,955,648   --       150,805,347
   Spain................................    2,817,772     66,345,150   --        69,162,922
   Sweden...............................      429,545     79,921,342   --        80,350,887
   Switzerland..........................   19,161,351    158,254,753   --       177,416,104
   Taiwan...............................   11,434,731    145,463,089   --       156,897,820
   Thailand.............................   28,479,050         12,378   --        28,491,428
   Turkey...............................       47,800      8,033,926   --         8,081,726
   United Kingdom.......................   94,665,280    363,374,279   --       458,039,559
   United States........................    1,349,849         21,869   --         1,371,718
Preferred Stocks
   Brazil...............................   16,855,311             --   --        16,855,311
   Chile................................      243,251             --   --           243,251
   Colombia.............................      672,743             --   --           672,743
   Germany..............................           --     16,575,666   --        16,575,666
   South Korea..........................           --         38,796   --            38,796
   United Kingdom.......................           --         25,851   --            25,851
Rights/Warrants
   Brazil...............................           --          1,297   --             1,297
   Canada...............................           --         44,542   --            44,542
   Hong Kong............................           --            288   --               288
   India................................           --        132,213   --           132,213
   Indonesia............................           --         16,973   --            16,973
   South Korea..........................           --         34,625   --            34,625
   Sweden...............................           --         29,101   --            29,101
   Switzerland..........................           --          4,622   --             4,622
Securities Lending Collateral...........           --     11,561,437   --        11,561,437
                                         ------------ --------------   --    --------------
TOTAL................................... $661,974,836 $3,273,376,722   --    $3,935,351,558
                                         ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               TAX-MANAGED
                                                                  U.S.        TAX-MANAGED     TAX-MANAGED     TAX-MANAGED
                                                               MARKETWIDE     U.S. EQUITY    U.S. TARGETED   U.S. SMALL CAP
                                                             VALUE PORTFOLIO  PORTFOLIO*    VALUE PORTFOLIO*  PORTFOLIO+,*
                                                             --------------- -------------- ---------------- --------------
ASSETS:
Investments in Affiliated Investment Company at Value....... $    5,250,064              --              --              --
Investments at Value (including $0, $217,784, $600,133 and
  $568,022 of securities on loan, respectively).............             --  $    3,916,511  $    4,732,369  $    3,102,957
Temporary Cash Investments at Value & Cost..................             --           5,973          10,368           7,165
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $0, $138,561, $438,224 and
  $370,509).................................................             --         138,576         438,273         370,547
Receivables:
   Investment Securities/Affiliated Investment Company
     Sold...................................................             --              --             788           4,993
   Dividends and Interest...................................             --           3,108           1,633             743
   Securities Lending Income................................             --              41             100             177
   Fund Shares Sold.........................................          2,144             928           1,133             591
Prepaid Expenses and Other Assets...........................             64              43             123              65
                                                             --------------  --------------  --------------  --------------
       Total Assets.........................................      5,252,272       4,065,180       5,184,787       3,487,238
                                                             --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................             --         138,563         438,215         370,533
   Investment Securities/Affiliated Investment Company
     Purchased..............................................             --             294           5,604           4,768
   Fund Shares Redeemed.....................................          1,717           1,173           1,183           1,797
   Due to Advisor...........................................            639             607           1,615           1,003
Accrued Expenses and Other Liabilities......................            130             338             433             283
                                                             --------------  --------------  --------------  --------------
       Total Liabilities....................................          2,486         140,975         447,050         378,384
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    5,249,786  $    3,924,205  $    4,737,737  $    3,108,854
                                                             ==============  ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................    172,282,354     123,294,210     135,355,828      72,424,663
                                                             ==============  ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE........................................... $        30.47  $        31.83  $        35.00  $        42.92
                                                             ==============  ==============  ==============  ==============
Investments at Cost.........................................            N/A  $    1,894,685  $    2,942,852  $    1,763,592
                                                             ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    2,854,761  $    1,892,152  $    2,898,714  $    1,734,103
Total Distributable Earnings (Loss).........................      2,395,025       2,032,053       1,839,023       1,374,751
                                                             --------------  --------------  --------------  --------------
NET ASSETS.................................................. $    5,249,786  $    3,924,205  $    4,737,737  $    3,108,854
                                                             ==============  ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED.............................  1,700,000,000   1,500,000,000   1,700,000,000   1,500,000,000
                                                             ==============  ==============  ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.
+ See Note C to the Financial Statements for additional information about the Due to Advisor payable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                    TAX-MANAGED    T.A. WORLD EX
                                                                                   T.A. U.S. CORE       DFA          U.S. CORE
                                                                                      EQUITY 2     INTERNATIONAL      EQUITY
                                                                                     PORTFOLIO*   VALUE PORTFOLIO*  PORTFOLIO*
                                                                                   -------------- ---------------- --------------
ASSETS:
Investments at Value (including $1,008,148, $18,482 and $42,358 of securities
  on loan, respectively).......................................................... $    9,807,627  $    3,858,374  $    3,923,790
Temporary Cash Investments at Value & Cost........................................         30,640              --              --
Collateral from Securities on Loan Invested in Affiliate at Value (including cost
  of $689,724, $6,272 and $11,559)................................................        689,783           6,272          11,561
Segregated Cash for Futures Contracts.............................................             --           1,197              --
Foreign Currencies at Value.......................................................             --           9,259           8,169
Cash..............................................................................             --          36,075           4,205
Receivables:
   Investment Securities Sold.....................................................            107           1,714           1,294
   Dividends and Interest.........................................................          6,916          28,391          18,046
   Securities Lending Income......................................................            209              44             155
   Fund Shares Sold...............................................................          3,037           1,083           1,970
   Futures Margin Variation.......................................................             --              53              --
Unrealized Gain on Foreign Currency Contracts.....................................             --               3              --
Prepaid Expenses and Other Assets.................................................            157             107              92
                                                                                   --------------  --------------  --------------
       Total Assets...............................................................     10,538,476       3,942,572       3,969,282
                                                                                   --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............................................        689,798           6,280          11,559
   Investment Securities Purchased................................................          1,325           9,000           1,805
   Fund Shares Redeemed...........................................................          3,322             971           1,209
   Due to Advisor.................................................................          1,751           1,609           1,038
Accrued Expenses and Other Liabilities............................................            667             416             451
                                                                                   --------------  --------------  --------------
       Total Liabilities..........................................................        696,863          18,276          16,062
                                                                                   --------------  --------------  --------------
NET ASSETS........................................................................ $    9,841,613  $    3,924,296  $    3,953,220
                                                                                   ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........................................    518,702,301     260,115,004     365,973,729
                                                                                   ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE........................................................................... $        18.97  $        15.09  $        10.80
                                                                                   ==============  ==============  ==============
Investments at Cost............................................................... $    5,580,684  $    3,607,784  $    3,354,703
                                                                                   ==============  ==============  ==============
Foreign Currencies at Cost........................................................ $           --  $        9,295  $        8,201
                                                                                   ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................... $    5,527,447  $    3,709,652  $    3,410,973
Total Distributable Earnings (Loss)...............................................      4,314,166         214,644         542,247
                                                                                   --------------  --------------  --------------
NET ASSETS........................................................................ $    9,841,613  $    3,924,296  $    3,953,220
                                                                                   ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED...................................................  2,000,000,000   1,700,000,000   1,500,000,000
                                                                                   ==============  ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                     TAX-MANAGED
                                                         U.S.       TAX-MANAGED   TAX-MANAGED     TAX-MANAGED
                                                      MARKETWIDE    U.S. EQUITY  U.S. TARGETED   U.S. SMALL CAP
                                                   VALUE PORTFOLIO* PORTFOLIO#  VALUE PORTFOLIO#   PORTFOLIO#
                                                   ---------------- ----------- ---------------- --------------
INVESTMENT INCOME
Net Investment Income Allocated from
  Investment Company:
   Dividends (Net of Foreign Taxes Withheld
     of $8, $0, $0 and $0, respectively)..........     $ 58,961            --             --              --
   Income from Securities Lending.................          203            --             --              --
   Expenses Allocated from Affiliated
     Investment Companies.........................       (5,139)           --             --              --
                                                       --------      --------       --------        --------
       Total Net Investment Income Allocated
         from Investment Company:.................       54,025            --             --              --
                                                       --------      --------       --------        --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld
     of $0, $5, $22 and $10, respectively)........           --      $ 35,128       $ 38,519        $ 21,538
   Income from Securities Lending.................           --           271            709           1,035
                                                       --------      --------       --------        --------
       Total Fund Investment Income...............           --        35,399         39,228          22,573
                                                       --------      --------       --------        --------
FUND EXPENSES
   Investment Management Fees.....................        8,551         3,582          9,298           7,002
   Accounting & Transfer Agent Fees...............          197           215            291             196
   Custodian Fees.................................           --            21             34              22
   Filing Fees....................................           41            31             66              39
   Shareholders' Reports..........................           38            27             41              32
   Directors'/Trustees' Fees & Expenses...........           19            13             17              11
   Professional Fees..............................            7            26             34              22
   Other..........................................           12            53             74              42
                                                       --------      --------       --------        --------
       Total Fund Expenses........................        8,865         3,968          9,855           7,366
                                                       --------      --------       --------        --------
   Fees (Waived), (Expenses Reimbursed),
     and/or Previously Waived Fees Recovered
     by Advisor (Note C)..........................       (4,887)          (28)            --              --
                                                       --------      --------       --------        --------
   Net Expenses...................................        3,978         3,940          9,855           7,366
                                                       --------      --------       --------        --------
   NET INVESTMENT INCOME (LOSS)...................       50,047        31,459         29,373          15,207
                                                       --------      --------       --------        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**...............           --         3,804         52,042          37,516
       Affiliated Investment Companies
         Shares Sold..............................           --            (1)            12               3
       Transactions Allocated from
         Affiliated Investment Company**..........      138,768            --             --              --
       Futures....................................           --            --         (3,080)         (1,077)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.................................           --       306,335         91,884          56,912
       Affiliated Investment Companies Shares.....           --            11             34              30
       Transactions Allocated from
         Affiliated Investment Company............       97,209            --             --              --
                                                       --------      --------       --------        --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)........      235,977       310,149        140,892          93,384
                                                       --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................     $286,024      $341,608       $170,265        $108,591
                                                       ========      ========       ========        ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                                          TAX-MANAGED    T.A. WORLD EX
                                                                         T.A. U.S. CORE       DFA          U.S. CORE
                                                                            EQUITY 2     INTERNATIONAL      EQUITY
                                                                           PORTFOLIO#   VALUE PORTFOLIO#  PORTFOLIO#
                                                                         -------------- ---------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $57, $6,644 and $4,921,
     respectively)......................................................    $ 85,400        $ 69,136       $ 49,956
   Income from Securities Lending.......................................       1,317             230            866
                                                                            --------        --------       --------
       Total Investment Income..........................................      86,717          69,366         50,822
                                                                            --------        --------       --------
FUND EXPENSES
   Investment Management Fees...........................................       9,905           9,136          5,701
   Accounting & Transfer Agent Fees.....................................         512             252            230
   Custodian Fees.......................................................          52             158            338
   Filing Fees..........................................................          94              65             59
   Shareholders' Reports................................................          49              43             34
   Directors'/Trustees' Fees & Expenses.................................          34              14             14
   Professional Fees....................................................          64              32             42
   Other................................................................         143              66             83
                                                                            --------        --------       --------
       Total Fund Expenses..............................................      10,853           9,766          6,501
                                                                            --------        --------       --------
   Fees Paid Indirectly (Note C)........................................          --             (81)           (82)
                                                                            --------        --------       --------
   Net Expenses.........................................................      10,853           9,685          6,419
                                                                            --------        --------       --------
   NET INVESTMENT INCOME (LOSS).........................................      75,864          59,681         44,403
                                                                            --------        --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................      75,119         (39,851)       (15,163)
       Affiliated Investment Companies Shares Sold......................           4               1              1
       Futures..........................................................          --            (477)          (848)
       Foreign Currency Transactions....................................          --             127            123
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................     545,999         134,298        248,330
       Affiliated Investment Companies Shares...........................          46              --              1
       Futures..........................................................          --           2,715             --
       Translation of Foreign Currency-Denominated Amounts..............          --             (83)           (51)
                                                                            --------        --------       --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................     621,168          96,730        232,393
                                                                            --------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........    $697,032        $156,411       $276,796
                                                                            ========        ========       ========

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                   TAX-MANAGED U.S.        TAX-MANAGED U.S. EQUITY TAX-MANAGED U.S. TARGETED
                                                MARKETWIDE VALUE PORTFOLIO        PORTFOLIO            VALUE PORTFOLIO
                                                -------------------------  ----------------------  ------------------------
                                                SIX MONTHS       YEAR      SIX MONTHS     YEAR     SIX MONTHS      YEAR
                                                   ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                  APR 30,       OCT 31,      APR 30,     OCT 31,     APR 30,      OCT 31,
                                                   2019          2018         2019        2018        2019         2018
                                                -----------   ----------   ----------- ----------  -----------  ----------
                                                (UNAUDITED)                (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   50,047    $   93,786   $   31,459  $   56,669  $   29,373   $   52,949
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..........         --            --        3,804      11,732      52,042      161,975
       Affiliated Investment Companies
         Shares Sold...........................         --            --           (1)        (52)         12          (61)
       Transactions Allocated from
         Affiliated Investment
         Company*,**...........................    138,768       162,485           --          --          --           --
       Futures.................................         --            --           --          --      (3,080)       1,400
       Foreign Currency Transactions...........         --            --           --          --          --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..............................         --            --      306,335     154,499      91,884     (343,543)
       Affiliated Investment Companies
         Shares................................         --            --           11          30          34           11
       Transactions Allocated from
         Affiliated Investment
         Company...............................     97,209       (55,828)          --          --          --           --
                                                ----------    ----------   ----------  ----------  ----------   ----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    286,024       200,443      341,608     222,878     170,265     (127,269)
                                                ----------    ----------   ----------  ----------  ----------   ----------
Distributions:
       Institutional Class Shares..............   (201,292)     (239,329)     (42,453)    (53,147)   (182,891)    (232,950)
                                                ----------    ----------   ----------  ----------  ----------   ----------
          Total Distributions..................   (201,292)     (239,329)     (42,453)    (53,147)   (182,891)    (232,950)
                                                ----------    ----------   ----------  ----------  ----------   ----------
Capital Share Transactions (1):
   Shares Issued...............................    559,675       506,746      340,655     371,542     829,215      577,997
   Shares Issued in Lieu of Cash
     Distributions.............................    199,200       236,687       41,670      52,131     181,352      230,649
   Shares Redeemed.............................   (581,351)     (567,379)    (319,559)   (341,760)   (863,244)    (579,068)
                                                ----------    ----------   ----------  ----------  ----------   ----------
          Net Increase (Decrease) from
            Capital Share
            Transactions.......................    177,524       176,054       62,766      81,913     147,323      229,578
                                                ----------    ----------   ----------  ----------  ----------   ----------
          Total Increase (Decrease) in
            Net Assets.........................    262,256       137,168      361,921     251,644     134,697     (130,641)
NET ASSETS
   Beginning of Period.........................  4,987,530     4,850,362    3,562,284   3,310,640   4,603,040    4,733,681
                                                ----------    ----------   ----------  ----------  ----------   ----------
   End of Period............................... $5,249,786    $4,987,530   $3,924,205  $3,562,284  $4,737,737   $4,603,040
                                                ==========    ==========   ==========  ==========  ==========   ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     20,171        16,345       12,071      12,475      26,057       15,350
   Shares Issued in Lieu of Cash
     Distributions.............................      7,382         7,725        1,477       1,747       5,937        6,204
   Shares Redeemed.............................    (21,114)      (18,317)     (11,267)    (11,419)    (27,518)     (15,441)
                                                ----------    ----------   ----------  ----------  ----------   ----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...........................      6,439         5,753        2,281       2,803       4,476        6,113
                                                ==========    ==========   ==========  ==========  ==========   ==========

                                                   TAX-MANAGED U.S.
                                                  SMALL CAP PORTFOLIO
                                                ----------------------
                                                SIX MONTHS     YEAR
                                                   ENDED       ENDED
                                                  APR 30,     OCT 31,
                                                   2019        2018
                                                ----------- ----------
                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   15,207  $   26,961
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..........     37,516      84,385
       Affiliated Investment Companies
         Shares Sold...........................          3         (38)
       Transactions Allocated from
         Affiliated Investment
         Company*,**...........................         --          --
       Futures.................................     (1,077)        485
       Foreign Currency Transactions...........         --          (1)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..............................     56,912    (108,814)
       Affiliated Investment Companies
         Shares................................         30          (7)
       Transactions Allocated from
         Affiliated Investment
         Company...............................         --          --
                                                ----------  ----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    108,591       2,971
                                                ----------  ----------
Distributions:
       Institutional Class Shares..............    (94,953)   (108,204)
                                                ----------  ----------
          Total Distributions..................    (94,953)   (108,204)
                                                ----------  ----------
Capital Share Transactions (1):
   Shares Issued...............................    478,843     391,913
   Shares Issued in Lieu of Cash
     Distributions.............................     93,753     106,587
   Shares Redeemed.............................   (463,060)   (341,292)
                                                ----------  ----------
          Net Increase (Decrease) from
            Capital Share
            Transactions.......................    109,536     157,208
                                                ----------  ----------
          Total Increase (Decrease) in
            Net Assets.........................    123,174      51,975
NET ASSETS
   Beginning of Period.........................  2,985,680   2,933,705
                                                ----------  ----------
   End of Period............................... $3,108,854  $2,985,680
                                                ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     12,205       8,748
   Shares Issued in Lieu of Cash
     Distributions.............................      2,487       2,416
   Shares Redeemed.............................    (11,987)     (7,588)
                                                ----------  ----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...........................      2,705       3,576
                                                ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     T.A. U.S. CORE EQUITY 2      TAX-MANAGED DFA
                                                            PORTFOLIO         INTERNATIONAL VALUE PORTFOLIO
                                                    ------------------------  ----------------------------
                                                    SIX MONTHS      YEAR      SIX MONTHS        YEAR
                                                       ENDED        ENDED        ENDED          ENDED
                                                      APR 30,      OCT 31,      APR 30,        OCT 31,
                                                       2019         2018         2019           2018
                                                    -----------  -----------  -----------     ----------
                                                    (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $    75,864  $   136,806  $   59,681     $  116,657
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............      75,119       64,808     (39,851)        22,541
       Affiliated Investment Companies Shares
         Sold......................................           4          (39)          1             (7)
       Futures.....................................          --          754        (477)         1,775
       Foreign Currency Transactions...............          --           --         127         (1,905)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..................................     545,999      119,633     134,298       (475,395)
       Affiliated Investment Companies
         Shares....................................          46          (36)         --             --
       Futures.....................................          --           --       2,715         (1,717)
       Translation of Foreign Currency-
         Denominated Amounts.......................          --           --         (83)          (217)
                                                    -----------  -----------  ----------      ----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................     697,032      321,926     156,411       (338,268)
                                                    -----------  -----------  ----------      ----------
Distributions:
       Institutional Class Shares..................    (136,237)    (197,538)    (36,711)      (113,538)
                                                    -----------  -----------  ----------      ----------
          Total Distributions......................    (136,237)    (197,538)    (36,711)      (113,538)
                                                    -----------  -----------  ----------      ----------
Capital Share Transactions (1):
   Shares Issued...................................   1,240,208    1,636,357     717,200        632,830
   Shares Issued in Lieu of Cash
     Distributions.................................     134,045      195,401      36,393        112,462
   Shares Redeemed.................................  (1,206,467)  (1,074,052)   (617,644)      (542,908)
                                                    -----------  -----------  ----------      ----------
          Net Increase (Decrease) from
            Capital Share Transactions.............     167,786      757,706     135,949        202,384
                                                    -----------  -----------  ----------      ----------
          Total Increase (Decrease) in Net
            Assets.................................     728,581      882,094     255,649       (249,422)
NET ASSETS
   Beginning of Period.............................   9,113,032    8,230,938   3,668,647      3,918,069
                                                    -----------  -----------  ----------      ----------
   End of Period................................... $ 9,841,613  $ 9,113,032  $3,924,296     $3,668,647
                                                    ===========  ===========  ==========      ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................      72,422       88,675      50,631         38,896
   Shares Issued in Lieu of Cash
     Distributions.................................       8,022       10,681       2,607          7,034
   Shares Redeemed.................................     (71,566)     (58,207)    (44,247)       (33,813)
                                                    -----------  -----------  ----------      ----------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.............       8,878       41,149       8,991         12,117
                                                    ===========  ===========  ==========      ==========

                                                    T.A. WORLD EX U.S. CORE
                                                       EQUITY PORTFOLIO
                                                    ----------------------
                                                    SIX MONTHS     YEAR
                                                       ENDED       ENDED
                                                      APR 30,     OCT 31,
                                                       2019        2018
                                                    ----------- ----------
                                                    (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $   44,403  $   90,041
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............    (15,163)     17,559
       Affiliated Investment Companies Shares
         Sold......................................          1          (4)
       Futures.....................................       (848)        (41)
       Foreign Currency Transactions...............        123      (1,043)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..................................    248,330    (498,720)
       Affiliated Investment Companies
         Shares....................................          1           2
       Futures.....................................         --          --
       Translation of Foreign Currency-
         Denominated Amounts.......................        (51)       (114)
                                                    ----------  ----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................    276,796    (392,320)
                                                    ----------  ----------
Distributions:
       Institutional Class Shares..................    (32,663)    (86,018)
                                                    ----------  ----------
          Total Distributions......................    (32,663)    (86,018)
                                                    ----------  ----------
Capital Share Transactions (1):
   Shares Issued...................................  1,039,968     897,782
   Shares Issued in Lieu of Cash
     Distributions.................................     31,861      84,565
   Shares Redeemed.................................   (711,445)   (524,305)
                                                    ----------  ----------
          Net Increase (Decrease) from
            Capital Share Transactions.............    360,384     458,042
                                                    ----------  ----------
          Total Increase (Decrease) in Net
            Assets.................................    604,517     (20,296)
NET ASSETS
   Beginning of Period.............................  3,348,703   3,368,999
                                                    ----------  ----------
   End of Period................................... $3,953,220  $3,348,703
                                                    ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................    103,376      78,189
   Shares Issued in Lieu of Cash
     Distributions.................................      3,207       7,521
   Shares Redeemed.................................    (71,822)    (46,760)
                                                    ----------  ----------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.............     34,761      38,950
                                                    ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
                                        -----------------------------------------------------------------------------
                                           SIX MONTHS         YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                             APR 30,         OCT 31,        OCT 31,        OCT 31,        OCT 31,
                                              2019            2018           2017           2016           2015
                                        -----------       ----------     ----------     ----------     ----------
                                           (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $    30.07        $    30.30     $    25.79     $    25.60     $    25.33
                                        ----------        ----------     ----------     ----------     ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income (Loss)........       0.30              0.57           0.54           0.47           0.43
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................       1.31              0.68           5.14           0.19           0.25
                                        ----------        ----------     ----------     ----------     ----------
       Total from Investment
         Operations....................       1.61              1.25           5.68           0.66           0.68
                                        ----------        ----------     ----------     ----------     ----------
Less Distributions:
-------------------
   Net Investment Income...............      (0.24)            (0.54)         (0.52)         (0.47)         (0.41)
   Net Realized Gains..................      (0.97)            (0.94)         (0.65)            --             --
                                        ----------        ----------     ----------     ----------     ----------
       Total Distributions.............      (1.21)            (1.48)         (1.17)         (0.47)         (0.41)
                                        ----------        ----------     ----------     ----------     ----------
Net Asset Value, End of Period......... $    30.47        $    30.07     $    30.30     $    25.79     $    25.60
                                        ==========        ==========     ==========     ==========     ==========
Total Return...........................       5.91%(B)          4.09%         22.41%          2.66%          2.73%
                                        ----------        ----------     ----------     ----------     ----------
Net Assets, End of Period
  (thousands).......................... $5,249,786        $4,987,530     $4,850,362     $4,012,475     $3,860,871
Ratio of Expenses to Average Net
  Assets...............................       0.37%(C)(D)       0.37%(D)       0.37%(D)       0.37%(D)       0.37%(D)
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor)..........................       0.57%(C)(D)       0.57%(D)       0.57%(D)       0.57%(D)       0.43%(D)
Ratio of Net Investment Income to
  Average Net Assets...................       2.05%(C)          1.83%          1.87%          1.90%          1.65%
Portfolio Turnover Rate................        N/A               N/A            N/A            N/A            N/A
                                        ----------        ----------     ----------     ----------     ----------

                                                                           TAX-MANAGED U.S. EQUITY PORTFOLIO
                                        -----------    -------------------------------------------------------------------------
                                            YEAR        SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                            ENDED          ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                           OCT 31,        APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                            2014           2019          2018        2017        2016        2015        2014
                                        ----------     -----------    ----------  ----------  ----------  ----------  ----------
                                                        (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $    22.35     $    29.44     $    28.01  $    22.93  $    22.46  $    21.89  $    19.20
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income (Loss)........       0.35           0.26           0.47        0.44        0.42        0.40        0.34
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................       2.98           2.48           1.40        5.09        0.48        0.56        2.69
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment
         Operations....................       3.33           2.74           1.87        5.53        0.90        0.96        3.03
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income...............      (0.35)         (0.30)         (0.44)      (0.45)      (0.43)      (0.39)      (0.34)
   Net Realized Gains..................         --          (0.05)            --          --          --          --          --
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions.............      (0.35)         (0.35)         (0.44)      (0.45)      (0.43)      (0.39)      (0.34)
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......... $    25.33     $    31.83     $    29.44  $    28.01  $    22.93  $    22.46  $    21.89
                                        ==========     ==========     ==========  ==========  ==========  ==========  ==========
Total Return...........................      14.98%          9.46%(B)       6.68%      24.27%       4.05%       4.47%      15.89%
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period
  (thousands).......................... $3,664,174     $3,924,205     $3,562,284  $3,310,640  $2,636,439  $2,494,153  $2,311,451
Ratio of Expenses to Average Net
  Assets...............................       0.37%(D)       0.22%(C)       0.21%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net
  Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered
  by Advisor)..........................       0.37%(D)       0.22%(C)       0.21%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to
  Average Net Assets...................       1.45%          1.76%(C)       1.58%       1.70%       1.87%       1.79%       1.66%
Portfolio Turnover Rate................        N/A              2%(B)          1%          8%          4%          1%          2%
                                        ----------     ----------     ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                                        --------------------------------------------------------------------------
                                         SIX MONTHS       YEAR         YEAR        YEAR        YEAR        YEAR
                                            ENDED         ENDED        ENDED       ENDED       ENDED       ENDED
                                           APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                            2019          2018         2017        2016        2015        2014
                                        -----------    ----------   ----------  ----------  ----------  ----------
                                         (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $    35.17     $    37.94   $    31.47  $    32.34  $    33.34  $    31.06
                                        ----------     ----------   ----------  ----------  ----------  ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income (Loss)........       0.22           0.41         0.37        0.36        0.39        0.26
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................       1.03          (1.33)        7.53        0.28        0.16        3.11
                                        ----------     ----------   ----------  ----------  ----------  ----------
       Total from Investment
         Operations....................       1.25          (0.92)        7.90        0.64        0.55        3.37
                                        ----------     ----------   ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income...............      (0.20)         (0.40)       (0.36)      (0.37)      (0.37)      (0.27)
   Net Realized Gains..................      (1.22)         (1.45)       (1.07)      (1.14)      (1.18)      (0.82)
                                        ----------     ----------   ----------  ----------  ----------  ----------
       Total Distributions.............      (1.42)         (1.85)       (1.43)      (1.51)      (1.55)      (1.09)
                                        ----------     ----------   ----------  ----------  ----------  ----------
Net Asset Value, End of Period......... $    35.00     $    35.17   $    37.94  $    31.47  $    32.34  $    33.34
                                        ==========     ==========   ==========  ==========  ==========  ==========
Total Return...........................       4.16%(B)      (2.66%)      25.40%       2.21%       1.89%      11.10%
                                        ----------     ----------   ----------  ----------  ----------  ----------
Net Assets, End of Period
  (thousands).......................... $4,737,737     $4,603,040   $4,733,681  $3,773,302  $3,670,472  $3,572,307
Ratio of Expenses to Average Net
  Assets...............................       0.45%(C)       0.44%        0.44%       0.44%       0.44%       0.43%
Ratio of Net Investment Income to
  Average Net Assets...................       1.33%(C)       1.07%        1.04%       1.17%       1.19%       0.80%
Portfolio Turnover Rate................         14%(B)         14%          14%         20%         14%          7%
                                        ----------     ----------   ----------  ----------  ----------  ----------

                                                           TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                                        -------------------------------------------------------------------------
                                         SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                            ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                           APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                            2019          2018        2017        2016        2015        2014
                                        -----------    ----------  ----------  ----------  ----------  ----------
                                         (UNAUDITED)
Net Asset Value, Beginning of
  Period............................... $    42.82     $    44.35  $    36.10  $    36.77  $    36.99  $    34.31
                                        ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income (Loss)........       0.21           0.39        0.36        0.36        0.36        0.25
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized).......................       1.25          (0.30)       9.10        0.92        0.45        2.69
                                        ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment
         Operations....................       1.46           0.09        9.46        1.28        0.81        2.94
                                        ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income...............      (0.19)         (0.38)      (0.36)      (0.37)      (0.34)      (0.26)
   Net Realized Gains..................      (1.17)         (1.24)      (0.85)      (1.58)      (0.69)         --
                                        ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions.............      (1.36)         (1.62)      (1.21)      (1.95)      (1.03)      (0.26)
                                        ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period......... $    42.92     $    42.82  $    44.35  $    36.10  $    36.77  $    36.99
                                        ==========     ==========  ==========  ==========  ==========  ==========
Total Return...........................       3.87%(B)       0.12%      26.46%       3.75%       2.31%       8.58%
                                        ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period
  (thousands).......................... $3,108,854     $2,985,680  $2,933,705  $2,296,694  $2,190,308  $2,092,558
Ratio of Expenses to Average Net
  Assets...............................       0.51%(C)       0.52%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to
  Average Net Assets...................       1.05%(C)       0.86%       0.87%       1.04%       0.96%       0.70%
Portfolio Turnover Rate................          8%(B)         12%         11%         10%          8%          7%
                                        ----------     ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 T.A. U.S. CORE EQUITY 2 PORTFOLIO
                                             -------------------------------------------------------------------------
                                              SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019          2018        2017        2016        2015        2014
                                             -----------    ----------  ----------  ----------  ----------  ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    17.87     $    17.56  $    14.33  $    14.09  $    14.21  $    12.78
                                             ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.15           0.28        0.25        0.25        0.24        0.20
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       1.21           0.44        3.24        0.24        0.05        1.55
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....       1.36           0.72        3.49        0.49        0.29        1.75
                                             ----------     ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.16)         (0.27)      (0.26)      (0.25)      (0.23)      (0.20)
   Net Realized Gains.......................      (0.10)         (0.14)         --          --       (0.18)      (0.12)
                                             ----------     ----------  ----------  ----------  ----------  ----------
       Total Distributions..................      (0.26)         (0.41)      (0.26)      (0.25)      (0.41)      (0.32)
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............. $    18.97     $    17.87  $    17.56  $    14.33  $    14.09  $    14.21
                                             ==========     ==========  ==========  ==========  ==========  ==========
Total Return................................       7.86%(B)       4.05%      24.47%       3.55%       2.14%      13.88%
                                             ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)....... $9,841,613     $9,113,032  $8,230,938  $6,219,272  $5,549,153  $5,056,211
Ratio of Expenses to Average Net Assets.....       0.24%(C)       0.23%       0.24%       0.24%       0.24%       0.24%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................       0.24%(C)       0.23%       0.24%       0.24%       0.24%       0.24%
Ratio of Net Investment Income to
  Average Net Assets........................       1.68%(C)       1.49%       1.56%       1.82%       1.65%       1.51%
Portfolio Turnover Rate.....................          4%(B)          1%          2%          7%          7%          7%
                                             ----------     ----------  ----------  ----------  ----------  ----------

                                                             TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                                             ----------------------------------------------------------------------------
                                              SIX MONTHS       YEAR         YEAR        YEAR         YEAR         YEAR
                                                 ENDED         ENDED        ENDED       ENDED        ENDED        ENDED
                                                APR 30,       OCT 31,      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                                                 2019          2018         2017        2016         2015         2014
                                             -----------    ----------   ----------  ----------   ----------   ----------
                                              (UNAUDITED)
Net Asset Value, Beginning of Period........ $    14.61     $    16.39   $    13.37  $    13.87   $    15.17   $    15.99
                                             ----------     ----------   ----------  ----------   ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.23           0.47         0.45        0.42         0.44         0.66
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.40          (1.79)        3.00       (0.50)       (1.32)       (0.83)
                                             ----------     ----------   ----------  ----------   ----------   ----------
       Total from Investment Operations.....       0.63          (1.32)        3.45       (0.08)       (0.88)       (0.17)
                                             ----------     ----------   ----------  ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.15)         (0.46)       (0.43)      (0.42)       (0.41)       (0.65)
   Net Realized Gains.......................         --             --           --          --        (0.01)          --
                                             ----------     ----------   ----------  ----------   ----------   ----------
       Total Distributions..................      (0.15)         (0.46)       (0.43)      (0.42)       (0.42)       (0.65)
                                             ----------     ----------   ----------  ----------   ----------   ----------
Net Asset Value, End of Period.............. $    15.09     $    14.61   $    16.39  $    13.37   $    13.87   $    15.17
                                             ==========     ==========   ==========  ==========   ==========   ==========
Total Return................................       4.36%(B)      (8.27%)      26.13%      (0.30%)      (5.93%)      (1.29%)
                                             ----------     ----------   ----------  ----------   ----------   ----------
Net Assets, End of Period (thousands)....... $3,924,296     $3,668,647   $3,918,069  $3,005,025   $2,994,931   $2,977,257
Ratio of Expenses to Average Net Assets.....       0.53%(C)       0.53%        0.53%       0.53%        0.53%        0.53%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................       0.53%(C)       0.53%        0.53%       0.53%        0.53%        0.53%
Ratio of Net Investment Income to
  Average Net Assets........................       3.27%(C)       2.89%        3.01%       3.32%        2.99%        4.13%
Portfolio Turnover Rate.....................          9%(B)         21%          16%         18%          25%          13%
                                             ----------     ----------   ----------  ----------   ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                                                    ---------------------------------------------------------------------------
                                                     SIX MONTHS       YEAR         YEAR        YEAR        YEAR         YEAR
                                                        ENDED         ENDED        ENDED       ENDED       ENDED        ENDED
                                                       APR 30,       OCT 31,      OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                        2019          2018         2017        2016        2015         2014
                                                    -----------    ----------   ----------  ----------  ----------   ----------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period............... $    10.11     $    11.53   $     9.38  $     9.30  $     9.94   $    10.25
                                                    ----------     ----------   ----------  ----------  ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................       0.13           0.29         0.25        0.23        0.24         0.28
   Net Gains (Losses) on Securities (Realized and
     Unrealized)...................................       0.65          (1.44)        2.15        0.08       (0.65)       (0.30)
                                                    ----------     ----------   ----------  ----------  ----------   ----------
       Total from Investment Operations............       0.78          (1.15)        2.40        0.31       (0.41)       (0.02)
                                                    ----------     ----------   ----------  ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income...........................      (0.09)         (0.27)       (0.25)      (0.23)      (0.23)       (0.27)
   Net Realized Gains..............................         --             --           --          --          --        (0.02)
                                                    ----------     ----------   ----------  ----------  ----------   ----------
       Total Distributions.........................      (0.09)         (0.27)       (0.25)      (0.23)      (0.23)       (0.29)
                                                    ----------     ----------   ----------  ----------  ----------   ----------
Net Asset Value, End of Period..................... $    10.80     $    10.11   $    11.53  $     9.38  $     9.30   $     9.94
                                                    ==========     ==========   ==========  ==========  ==========   ==========
Total Return.......................................       7.84%(B)     (10.19%)      25.86%       3.48%      (4.15%)      (0.25%)
                                                    ----------     ----------   ----------  ----------  ----------   ----------
Net Assets, End of Period (thousands).............. $3,953,220     $3,348,703   $3,368,999  $2,407,348  $2,124,313   $1,995,500
Ratio of Expenses to Average Net Assets............       0.36%(C)       0.36%        0.39%       0.45%       0.45%        0.45%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)).....................................       0.36%(C)       0.36%        0.39%       0.45%       0.45%        0.45%
Ratio of Net Investment Income to Average Net
  Assets...........................................       2.49%(C)       2.47%        2.42%       2.57%       2.42%        2.71%
Portfolio Turnover Rate............................          3%(B)          6%           4%          7%          5%           8%
                                                    ----------     ----------   ----------  ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, seven of which (the "Portfolios"), are included in this section of the report. The remaining ninety-five portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   Tax-Managed U.S. Marketwide Value Portfolio (the "Feeder Fund") invests substantially all of its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. As of April 30, 2019, the Feeder Fund owned 74% of its Series.

   The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio each invests directly in securities.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares at the close of the NYSE, the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Tax-Managed U.S. Marketwide Value Portfolio's investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   T.A. World ex U.S. Core Equity Portfolio is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

            Tax-Managed U.S. Marketwide Value Portfolio....... 0.35%
            Tax-Managed U.S. Equity Portfolio................. 0.20%
            Tax-Managed U.S. Targeted Value Portfolio......... 0.42%
            Tax-Managed U.S. Small Cap Portfolio*............. 0.48%
            T.A. U.S. Core Equity 2 Portfolio................. 0.22%
            Tax-Managed DFA International Value Portfolio..... 0.50%
            T.A. World ex U.S. Core Equity Portfolio.......... 0.32%

* Effective February 28, 2019, the management fee payable by the Portfolio was reduced from 0.50% to 0.45%.

   Due to administrative oversight, the reduction in the management fee payable by the Tax-Managed U.S. Small Cap Portfolio was applied incorrectly and the Tax-Managed U.S. Small Cap Portfolio overpaid its investment management fee in the amount (in thousands) of $258 during the period ended April 30, 2019. The Advisor will reimburse the Portfolio for the overpayment.

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, and T.A. World ex U.S. Core Equity Portfolio, as described in the notes below. The Fee Waiver Agreements for the Portfolios below will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Pursuant to a Fee Waiver Agreement with the Feeder Fund, the Advisor has contractually agreed to waive certain management fees paid by the Feeder Fund, as described in the notes below. The Fee Waiver Agreement for the Feeder Fund will remain in effect permanently, unless terminated by the Fund. During the six months ended
April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement for the non-feeder Portfolios, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                                               NET WAIVED FEES/
                                                                               EXPENSES ASSUMED     PREVIOUSLY
                                                                  RECOVERY        (RECOVERED       WAIVED FEES/
                                                    EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                   LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                           AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                         ---------- ---------------- ----------------- -----------------
Tax-Managed U.S. Marketwide Value Portfolio (1)...    0.35%          --             $4,887               --
Tax-Managed U.S. Equity Portfolio (2).............    0.22%          --                 28              $28
T.A. U.S. Core Equity 2 Portfolio (3).............    0.30%          --                 --               --
T.A. World ex U.S. Core Equity Portfolio (4)......    0.39%          --                 --               --

(1) Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Feeder Fund to the extent necessary to limit the total management fees paid to the Advisor by the Feeder Fund, including the proportionate share of the management fees the Feeder Fund pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of the Feeder Fund on an annualized basis.
(2) The Advisor has contractually agreed to waive its management fee and assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(3) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of the T.A. U.S. Core Equity 2 Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.
(4) The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the T.A. World ex U.S. Core Equity Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). Prior to January 1, 2017, the Expense Limitation Amount was 0.60% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   Additionally, certain Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                            FEES PAID
                                                            INDIRECTLY
                                                            ----------
         Tax-Managed DFA International Value Portfolio.....    $81
         T.A. World ex U.S. Core Equity Portfolio..........     82

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

            Tax-Managed U.S. Marketwide Value Portfolio....... $138
            Tax-Managed U.S. Equity Portfolio.................  129
            Tax-Managed U.S. Targeted Value Portfolio.........  138
            Tax-Managed U.S. Small Cap Portfolio..............   82
            T.A. U.S. Core Equity 2 Portfolio.................  176
            Tax-Managed DFA International Value Portfolio.....  117

               T.A. World ex U.S. Core Equity Portfolio..... $72

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                      OTHER INVESTMENT
                                                         SECURITIES
                                                     ------------------
                                                     PURCHASES  SALES
                                                     --------- --------
        Tax-Managed U.S. Equity Portfolio........... $126,859  $ 55,997
        Tax-Managed U.S. Targeted Value Portfolio...  672,457   647,777
        Tax-Managed U.S. Small Cap Portfolio........  289,860   246,001
        T.A. U.S. Core Equity 2 Portfolio...........  439,726   321,148
        Tax-Managed DFA International Value
          Portfolio.................................  447,143   311,730
        T.A. World ex U.S. Core Equity Portfolio....  483,189   122,056

   There were no purchases or sales of long-term U.S. government securities.

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                     CHANGE IN
                                                      NET REALIZED  UNREALIZED
                  BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/   BALANCE AT    SHARES AS OF  DIVIDEND
               OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION  APRIL 30, 2019 APRIL 30, 2019  INCOME
               ---------------- ---------- ---------- ------------ ------------- -------------- -------------- --------
TAX-MANAGED
  U.S. EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $136,946     $  315,867 $  314,247     $(1)          $11         $138,576        11,976      $1,690
                   --------     ---------- ----------     ---           ---         --------        ------      ------
TOTAL              $136,946     $  315,867 $  314,247     $(1)          $11         $138,576        11,976      $1,690
                   ========     ========== ==========     ===           ===         ========        ======      ======
TAX-MANAGED
  U.S.
  TARGETED
  VALUE
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $386,467     $1,054,460 $1,002,700     $12           $34         $438,273        37,877      $5,498
                   --------     ---------- ----------     ---           ---         --------        ------      ------
TOTAL              $386,467     $1,054,460 $1,002,700     $12           $34         $438,273        37,877      $5,498
                   ========     ========== ==========     ===           ===         ========        ======      ======
TAX-MANAGED
  U.S. SMALL
  CAP
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund             $371,336     $  705,725 $  706,547     $ 3           $30         $370,547        32,024      $5,010
                   --------     ---------- ----------     ---           ---         --------        ------      ------
TOTAL              $371,336     $  705,725 $  706,547     $ 3           $30         $370,547        32,024      $5,010
                   ========     ========== ==========     ===           ===         ========        ======      ======


               CAPITAL GAIN
               DISTRIBUTIONS
               -------------
TAX-MANAGED
  U.S. EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL               --
                    ==
TAX-MANAGED
  U.S.
  TARGETED
  VALUE
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL               --
                    ==
TAX-MANAGED
  U.S. SMALL
  CAP
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL               --
                    ==

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED
                    BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/   BALANCE AT    SHARES AS OF  DIVIDEND
                 OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION  APRIL 30, 2019 APRIL 30, 2019  INCOME
                 ---------------- ---------- ---------- ------------ ------------- -------------- -------------- --------
T.A. U.S.
  CORE
  EQUITY 2
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund               $544,198     $1,241,126 $1,095,591      $4           $46         $689,783        59,613      $7,511
                     --------     ---------- ----------      --           ---         --------        ------      ------
TOTAL                $544,198     $1,241,126 $1,095,591      $4           $46         $689,783        59,613      $7,511
                     ========     ========== ==========      ==           ===         ========        ======      ======
TAX-MANAGED
  DFA
  INTERNATIONAL
  VALUE
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund               $  9,492     $   86,412 $   89,633      $1            --         $  6,272           542      $   92
                     --------     ---------- ----------      --           ---         --------        ------      ------
TOTAL                $  9,492     $   86,412 $   89,633      $1            --         $  6,272           542      $   92
                     ========     ========== ==========      ==           ===         ========        ======      ======
T.A. WORLD
  EX U.S.
  CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund               $ 20,259     $   55,939 $   64,639      $1           $ 1         $ 11,561           999      $  201
                     --------     ---------- ----------      --           ---         --------        ------      ------
TOTAL                $ 20,259     $   55,939 $   64,639      $1           $ 1         $ 11,561           999      $  201
                     ========     ========== ==========      ==           ===         ========        ======      ======


                 CAPITAL GAIN
                 DISTRIBUTIONS
                 -------------
T.A. U.S.
  CORE
  EQUITY 2
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                --
                      --
TOTAL                 --
                      ==
TAX-MANAGED
  DFA
  INTERNATIONAL
  VALUE
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                --
                      --
TOTAL                 --
                      ==
T.A. WORLD
  EX U.S.
  CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                --
                      --
TOTAL                 --
                      ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, foreign capital gains tax, tax equalization, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                              NET INVESTMENT
                                                INCOME AND
                                                SHORT-TERM     LONG-TERM   TAX EXEMPT
                                              CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                              -------------- ------------- ---------- --------
Tax-Managed U.S. Marketwide Value Portfolio
2017.........................................    $82,721       $101,284        --     $184,005
2018.........................................     87,938        151,391        --      239,329

                                               NET INVESTMENT
                                                 INCOME AND
                                                 SHORT-TERM     LONG-TERM   TAX EXEMPT
                                               CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                               -------------- ------------- ---------- --------
Tax-Managed U.S. Equity Portfolio
2017..........................................    $ 52,066            --        --     $ 52,066
2018..........................................      53,147            --        --       53,147
Tax-Managed U.S. Targeted Value Portfolio
2017..........................................      43,922      $127,982        --      171,904
2018..........................................      50,864       182,086        --      232,950
Tax-Managed U.S. Small Cap Portfolio
2017..........................................      22,983        54,088        --       77,071
2018..........................................      26,140        82,064        --      108,204
T.A. U.S. Core Equity 2 Portfolio
2017..........................................     115,587           231        --      115,818
2018..........................................     130,213        67,325        --      197,538
Tax-Managed DFA International Value Portfolio
2017..........................................      99,420            --        --       99,420
2018..........................................     113,538            --        --      113,538
T.A. World ex U.S. Core Equity Portfolio
2017..........................................      68,459            --        --       68,459
2018..........................................      86,018            --        --       86,018

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                   -------------- ------------- -------
Tax-Managed U.S. Marketwide Value Portfolio.......    $(8,839)            --    $(8,839)
Tax-Managed U.S. Equity Portfolio.................       (906)            --       (906)
Tax-Managed U.S. Targeted Value Portfolio.........     (2,938)       $(5,931)    (8,869)
Tax-Managed U.S. Small Cap Portfolio..............     (1,158)        (2,930)    (4,088)
T.A. U.S. Core Equity 2 Portfolio.................     (4,440)            --     (4,440)
Tax-Managed DFA International Value Portfolio.....     (1,876)            --     (1,876)
T.A. World ex U.S. Core Equity Portfolio..........     (2,431)            --     (2,431)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Marketwide Value Portfolio.......    $ 3,222       $160,444         --         $2,143,895    $2,307,561
Tax-Managed U.S. Equity Portfolio.................     10,331          6,327         --          1,716,354     1,733,012

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Targeted Value Portfolio.........         --       $156,564            --      $1,695,212    $1,851,776
Tax-Managed U.S. Small Cap Portfolio..............         --         81,531            --       1,279,657     1,361,188
T.A. U.S. Core Equity 2 Portfolio.................    $20,036         52,768            --       3,680,725     3,753,529
Tax-Managed DFA International Value Portfolio.....     13,193             --      $(17,691)         99,550        95,052
T.A. World ex U.S. Core Equity Portfolio..........     12,190             --       (30,986)        316,971       298,175

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                         UNLIMITED  TOTAL
                                                         --------- -------
      Tax-Managed U.S. Marketwide Value Portfolio.......       --       --
      Tax-Managed U.S. Equity Portfolio.................       --       --
      Tax-Managed U.S. Targeted Value Portfolio.........       --       --
      Tax-Managed U.S. Small Cap Portfolio..............       --       --
      T.A. U.S. Core Equity 2 Portfolio.................       --       --
      Tax-Managed DFA International Value Portfolio.....  $17,691  $17,691
      T.A. World ex U.S. Core Equity Portfolio..........   30,986   30,986

   During the year ended October 31, 2018, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

           Tax-Managed DFA International Value Portfolio..... $20,681
           T.A. World ex U.S. Core Equity Portfolio..........  13,739

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               NET
                                                                                            UNREALIZED
                                                    FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                    TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   ---------- ------------ -------------- --------------
Tax-Managed U.S. Marketwide Value Portfolio....... $2,997,106  $2,251,361           --      $2,251,361
Tax-Managed U.S. Equity Portfolio.................  2,038,369   2,077,709    $ (55,867)      2,021,842
Tax-Managed U.S. Targeted Value Portfolio.........  3,394,090   1,870,761      (81,195)      1,789,566
Tax-Managed U.S. Small Cap Portfolio..............  2,144,076   1,406,807      (67,403)      1,339,404
T.A. U.S. Core Equity 2 Portfolio.................  6,300,991   4,437,229     (210,226)      4,227,003
Tax-Managed DFA International Value Portfolio.....  3,629,540     501,312     (250,722)        250,590
T.A. World ex U.S. Core Equity Portfolio..........  3,369,911     902,601     (333,512)        569,089

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The T.A. World ex U.S. Core Equity Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the T.A. World ex U.S. Core Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the T.A. World ex U.S. Core Equity Portfolio as an unrealized gain or loss, which is presented in the Portfolio's Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the T.A. World ex U.S. Core Equity Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts.

   3. FUTURES CONTRACTS: The Portfolios may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities . Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. Government securities to a broker, in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contract is closed. When the contract is closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                              FUTURES
                                                              -------
           Tax-Managed DFA International Value Portfolio..... $22,588

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                      ASSET DERIVATIVES VALUE
                                                   ------------------------------
                                                    TOTAL VALUE
                                                         AT           EQUITY
                                                   APRIL 30, 2019 CONTRACTS *,(1)
                                                   -------------- ---------------
Tax-Managed DFA International Value Portfolio.....     $1,658         $1,658

(1) Presented on Statements of Assets and Liabilities as Receivables/Payables:
    Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                       REALIZED GAIN (LOSS)
                                                          ON DERIVATIVES
                                                      --------------------
                                                                  EQUITY
                                                       TOTAL   CONTRACTS (1)
                                                      -------  -------------
   Tax-Managed U.S. Targeted Value Portfolio......... $(3,080)    $(3,080)*
   Tax-Managed U.S. Small Cap Portfolio..............  (1,077)     (1,077)*
   Tax-Managed DFA International Value Portfolio.....    (477)       (477)
   T.A. World ex U.S. Core Equity Portfolio..........    (848)       (848)*

                                                       CHANGE IN UNREALIZED
                                                           APPRECIATION
                                                        (DEPRECIATION) ON
                                                           DERIVATIVES
                                                       --------------------
                                                                 EQUITY
                                                       TOTAL  CONTRACTS (2)
                                                       ------ -------------
    Tax-Managed DFA International Value Portfolio..... $2,715    $2,715

(1) Presented on Statements of Operations as Net Realized Gain (Loss) on:
    Futures.
(2) Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

* As of April 30, 2019, there were no futures contracts outstanding. During the six months ended April 30, 2019, the Portfolios had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                  WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                   AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                                INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                                ------------- ------------ ------------ -------- --------------- ----------------
Tax-Managed U.S. Equity Portfolio..............     3.14%       $ 3,500         21        $ 6        $15,257            --
Tax-Managed U.S. Targeted Value Portfolio......     3.12%        25,080          7         15         37,950            --
Tax-Managed U.S. Small Cap Portfolio...........     3.12%         2,980          7          2         11,483            --
T.A. U.S. Core Equity 2 Portfolio..............     3.05%        14,553         25         31         59,495            --
Tax-Managed DFA International Value Portfolio..     3.08%         9,026          6          5         15,266            --
T.A. World ex U.S. Core Equity Portfolio.......     3.10%        14,874         17         22         46,858            --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

I. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the six months ended April 30, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                          PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                          --------- -------- --------------------
Tax-Managed U.S. Equity Portfolio.................  $10,382  $ 13,135       $ (3,612)
Tax-Managed U.S. Targeted Value Portfolio.........   59,389   180,674        (46,723)
Tax-Managed U.S. Small Cap Portfolio..............   32,855    50,371        (19,332)
T.A. U.S. Core Equity 2 Portfolio.................   20,460    10,948         (5,509)
Tax-Managed DFA International Value Portfolio.....   20,784    28,853        (10,610)
T.A. World ex U.S. Core Equity Portfolio..........   13,728     6,307         (1,144)

J. SECURITIES LENDING:

   As of April 30, 2019, certain of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                             NON-CASH
                                                            COLLATERAL
                                                              MARKET
                                                              VALUE
                                                            ----------
         Tax-Managed U.S. Equity Portfolio.................  $ 84,362
         Tax-Managed U.S. Targeted Value Portfolio.........   179,996
         Tax-Managed U.S. Small Cap Portfolio..............   213,994
         T.A. U.S. Core Equity 2 Portfolio.................   344,925
         Tax-Managed DFA International Value Portfolio.....    13,148
         T.A. World ex U.S. Core Equity Portfolio..........    34,711

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                               AS OF APRIL 30, 2019
                                               -----------------------------------------------------
                                               OVERNIGHT AND            BETWEEN
                                                CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                               ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS

TAX-MANAGED U.S. EQUITY PORTFOLIO
   Common Stocks..............................   $138,576       --         --         --    $138,576
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
   Common Stocks..............................    438,273       --         --         --     438,273
TAX-MANAGED U.S. SMALL CAP PORTFOLIO
   Common Stocks..............................    370,547       --         --         --     370,547
T.A. U.S. CORE EQUITY 2 PORTFOLIO
   Common Stocks, Rights/Warrants.............    689,783       --         --         --     689,783
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
   Common Stocks..............................      6,272       --         --         --       6,272
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
   Common Stocks..............................     11,561       --         --         --      11,561

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

M. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
 Tax-Managed U.S. Marketwide Value Portfolio.......      3             91%
 Tax-Managed U.S. Equity Portfolio.................      3             87%
 Tax-Managed U.S. Targeted Value Portfolio.........      3             96%
 Tax-Managed U.S. Small Cap Portfolio..............      3             93%
 T.A. U.S. Core Equity 2 Portfolio.................      3             87%
 Tax-Managed DFA International Value Portfolio.....      3             94%
 T.A. World ex U.S. Core Equity Portfolio..........      3             86%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee has advised that he intends to appeal the dismissal order to the Second Circuit. The Trustee also moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                ESTIMATED % BREAKDOWN OF DISTRIBUTION
                                                               SOURCES
                                               ---------------------------------------
                                                NET INCOME FOR    ACCUMULATED
                                                THE CURRENT OR   UNDISTRIBUTED
                                                   PRECEDING      NET PROFITS  PAID-IN
                                                 FISCAL YEAR,    FROM THE SALE SURPLUS
                                                AND ACCUMULATED  OF SECURITIES OR OTHER
                                               UNDISTRIBUTED NET   OR OTHER    CAPITAL
PORTFOLIO NAME                                      INCOME        PROPERTIES    SOURCE
--------------                                 ----------------- ------------- --------
Tax-Managed U.S. Marketwide Value Portfolio
   December 18, 2018..........................        75%              0%         25%
Tax-Managed U.S. Equity Portfolio
   December 18, 2018..........................        91%              0%          9%
Tax-Managed U.S. Targeted Value Portfolio
   December 18, 2018..........................        82%              0%         18%
Tax-Managed U.S. Small Cap Portfolio
   December 18, 2018..........................        87%              0%         13%
T.A. U.S. Core Equity 2 Portfolio
   December 18, 2018..........................        94%              0%          6%
Tax-Managed DFA International Value Portfolio
   December 18, 2018..........................        94%              0%          6%
T.A. World ex U.S. Core Equity Portfolio
   December 18, 2018..........................        90%              0%         10%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLE

                                              BEGINNING  ENDING               EXPENSES
                                               ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                VALUE    VALUE     EXPENSE     DURING
                                              11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                              --------- --------- ---------- ----------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
--------------------------------------------
Actual Fund Return........................... $1,000.00 $1,059.90    0.21%     $1.07
Hypothetical 5% Annual Return................ $1,000.00 $1,023.75    0.21%     $1.05

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
              Communication Services.......................  12.6%
              Consumer Discretionary.......................   6.4%
              Consumer Staples.............................   6.0%
              Energy.......................................  12.0%
              Financials...................................  22.2%
              Health Care..................................  13.1%
              Industrials..................................  12.9%
              Information Technology.......................  12.3%
              Materials....................................   2.2%
              Real Estate..................................   0.2%
              Utilities....................................   0.1%
                                                             ----
                                                            100.0%

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
COMMON STOCKS -- (97.6%)
COMMUNICATION SERVICES -- (12.3%)
    AT&T, Inc......................................... 7,170,552 $  222,000,290       3.1%
*   Charter Communications, Inc., Class A.............   339,394    125,979,659       1.8%
    Comcast Corp., Class A............................ 7,135,970    310,628,774       4.4%
    Walt Disney Co. (The).............................   498,015     68,213,115       1.0%
    Other Securities..................................              166,040,259       2.2%
                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES..........................              892,862,097      12.5%
                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (6.2%)
    Carnival Corp.....................................   489,649     26,862,144       0.4%
    Ford Motor Co..................................... 2,868,969     29,980,726       0.4%
    General Motors Co................................. 1,095,598     42,673,542       0.6%
    Royal Caribbean Cruises, Ltd......................   322,500     39,003,150       0.6%
    Other Securities..................................              316,503,254       4.4%
                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY..........................              455,022,816       6.4%
                                                                 --------------      ----
CONSUMER STAPLES -- (5.8%)
    Archer-Daniels-Midland Co.........................   813,476     36,281,030       0.5%
    Mondelez International, Inc., Class A............. 2,081,099    105,823,884       1.5%
    Tyson Foods, Inc., Class A........................   405,030     30,381,300       0.4%
    Walgreens Boots Alliance, Inc.....................   659,669     35,338,468       0.5%
    Walmart, Inc...................................... 1,173,687    120,701,971       1.7%
    Other Securities..................................               96,194,008       1.4%
                                                                 --------------      ----
TOTAL CONSUMER STAPLES................................              424,720,661       6.0%
                                                                 --------------      ----
ENERGY -- (11.7%)
    Chevron Corp...................................... 1,135,536    136,332,452       1.9%
    ConocoPhillips.................................... 1,439,649     90,870,645       1.3%
    Exxon Mobil Corp.................................. 2,833,988    227,512,557       3.2%
    Marathon Petroleum Corp........................... 1,004,662     61,153,776       0.9%
    Phillips 66.......................................   775,455     73,102,143       1.0%
    Valero Energy Corp................................   605,899     54,930,803       0.8%
    Other Securities..................................              208,621,242       2.9%
                                                                 --------------      ----
TOTAL ENERGY..........................................              852,523,618      12.0%
                                                                 --------------      ----
FINANCIALS -- (21.7%)
    Bank of America Corp.............................. 5,929,138    181,313,009       2.6%
    Bank of New York Mellon Corp. (The)...............   687,988     34,165,484       0.5%
    Capital One Financial Corp........................   372,872     34,613,708       0.5%
    Citigroup, Inc.................................... 1,870,326    132,232,048       1.9%
    Goldman Sachs Group, Inc. (The)...................   209,155     43,069,198       0.6%
    JPMorgan Chase & Co............................... 2,307,658    267,803,711       3.8%
    MetLife, Inc......................................   949,912     43,819,441       0.6%
    Morgan Stanley.................................... 1,036,923     50,031,535       0.7%
    PNC Financial Services Group, Inc. (The)..........   217,040     29,719,287       0.4%
    Prudential Financial, Inc.........................   497,625     52,603,939       0.8%
    Wells Fargo & Co.................................. 2,670,867    129,296,671       1.8%
    Other Securities..................................              579,828,564       8.0%
                                                                 --------------      ----
TOTAL FINANCIALS......................................            1,578,496,595      22.2%
                                                                 --------------      ----

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED


                                                                                               PERCENTAGE
                                                                     SHARES       VALUE+     OF NET ASSETS++
                                                                   ---------- -------------- ---------------
HEALTH CARE -- (12.8%)
      Abbott Laboratories.........................................    915,297 $   72,821,029        1.0%
      Anthem, Inc.................................................    504,640    132,735,459        1.9%
*     Cigna Corp..................................................    256,808     40,791,383        0.6%
      CVS Health Corp.............................................  1,510,745     82,154,313        1.2%
      Danaher Corp................................................    405,225     53,667,999        0.8%
      Humana, Inc.................................................    198,071     50,589,314        0.7%
      Medtronic P.L.C.............................................    814,175     72,306,882        1.0%
      Pfizer, Inc.................................................  3,696,959    150,133,505        2.1%
      Thermo Fisher Scientific, Inc...............................    435,609    120,859,717        1.7%
      Other Securities............................................               153,707,346        2.0%
                                                                              --------------      -----
TOTAL HEALTH CARE.................................................               929,766,947       13.0%
                                                                              --------------      -----
INDUSTRIALS -- (12.6%)
      CSX Corp....................................................  1,055,544     84,052,969        1.2%
      Delta Air Lines, Inc........................................    433,135     25,247,439        0.4%
      Ingersoll-Rand P.L.C........................................    213,109     26,129,294        0.4%
      Norfolk Southern Corp.......................................    545,229    111,237,621        1.6%
      Republic Services, Inc......................................    429,755     35,592,309        0.5%
      Southwest Airlines Co.......................................    531,263     28,810,392        0.4%
      Union Pacific Corp..........................................    563,195     99,708,043        1.4%
      United Technologies Corp....................................    210,708     30,049,068        0.4%
      Other Securities............................................               476,387,299        6.6%
                                                                              --------------      -----
TOTAL INDUSTRIALS.................................................               917,214,434       12.9%
                                                                              --------------      -----
INFORMATION TECHNOLOGY -- (12.0%)
      Cisco Systems, Inc..........................................  4,221,011    236,165,565        3.3%
      Intel Corp..................................................  4,943,498    252,316,138        3.6%
*     Micron Technology, Inc......................................    842,584     35,439,083        0.5%
      Other Securities............................................               349,375,352        4.9%
                                                                              --------------      -----
TOTAL INFORMATION TECHNOLOGY......................................               873,296,138       12.3%
                                                                              --------------      -----
MATERIALS -- (2.2%)
      Other Securities............................................               156,737,321        2.2%
                                                                              --------------      -----
REAL ESTATE -- (0.2%)
      Other Securities............................................                13,680,800        0.2%
                                                                              --------------      -----
UTILITIES -- (0.1%)
      Other Securities............................................                10,358,411        0.1%
                                                                              --------------      -----
TOTAL COMMON STOCKS...............................................             7,104,679,838       99.8%
                                                                              --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market
        Fund, 2.370%.............................................. 11,086,205     11,086,205        0.2%
                                                                              --------------      -----
SECURITIES LENDING COLLATERAL -- (2.3%)
@(S)  The DFA Short Term Investment Fund.......................... 14,329,949    165,811,845        2.3%
                                                                              --------------      -----
TOTAL INVESTMENTS--(100.0%)
   (Cost $4,155,453,522)........................................              $7,281,577,888      102.3%
                                                                              ==============      =====

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED


Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------------
                                            LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                         -------------- ------------ ------- --------------
Common Stocks
   Communication Services............... $  892,862,097           --   --    $  892,862,097
   Consumer Discretionary...............    455,021,828 $        988   --       455,022,816
   Consumer Staples.....................    424,720,661           --   --       424,720,661
   Energy...............................    852,523,618           --   --       852,523,618
   Financials...........................  1,578,492,590        4,005   --     1,578,496,595
   Health Care..........................    929,766,947           --   --       929,766,947
   Industrials..........................    917,214,434           --   --       917,214,434
   Information Technology...............    873,296,138           --   --       873,296,138
   Materials............................    156,737,321           --   --       156,737,321
   Real Estate..........................     13,680,800           --   --        13,680,800
   Utilities............................     10,358,411           --   --        10,358,411
Temporary Cash Investments..............     11,086,205           --   --        11,086,205
Securities Lending Collateral...........             --  165,811,845   --       165,811,845
                                         -------------- ------------   --    --------------
TOTAL................................... $7,115,761,050 $165,816,838   --    $7,281,577,888
                                         ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                   THE TAX-MANAGED
                                                                   U.S. MARKETWIDE
                                                                    VALUE SERIES*
                                                                   ---------------
ASSETS:
Investments at Value (including $249,781 of securities on loan,
  respectively)...................................................   $7,104,680
Temporary Cash Investments at Value & Cost........................       11,086
Collateral from Securities on Loan Invested in Affiliate at Value
  (including cost of $165,796)....................................      165,812
Receivables:
   Investment Securities Sold.....................................        5,729
   Dividends and Interest.........................................        7,130
   Securities Lending Income......................................           43
Prepaid Expenses and Other Assets.................................            9
                                                                     ----------
       Total Assets...............................................    7,294,489
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............................      165,794
   Investment Securities Purchased................................       11,512
   Due to Advisor.................................................        1,155
Accrued Expenses and Other Liabilities............................          613
                                                                     ----------
       Total Liabilities..........................................      179,074
                                                                     ----------
NET ASSETS........................................................   $7,115,415
                                                                     ==========
Investments at Cost...............................................   $3,978,570
                                                                     ==========

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                               THE TAX-MANAGED
                                                               U.S. MARKETWIDE
                                                                VALUE SERIES#
                                                               ---------------
  INVESTMENT INCOME
     Dividends (Net of Foreign Taxes Withheld of $10).........    $ 80,228
     Income from Securities Lending...........................         277
                                                                  --------
         Total Investment Income..............................      80,505
                                                                  --------
  EXPENSES
     Investment Management Fees...............................       6,648
     Accounting & Transfer Agent Fees.........................         145
     Custodian Fees...........................................          37
     Shareholders' Reports....................................           3
     Directors'/Trustees' Fees & Expenses.....................          25
     Professional Fees........................................          44
     Other....................................................          91
                                                                  --------
         Total Expenses.......................................       6,993
                                                                  --------
     Net Expenses.............................................       6,993
                                                                  --------
     NET INVESTMENT INCOME (LOSS).............................      73,512
                                                                  --------
  REALIZED AND UNREALIZED GAIN (LOSS)
     Net Realized Gain (Loss) on:
       Investment Securities Sold**...........................     181,796
       Affiliated Investment Companies Shares Sold............           2
       Futures................................................      (2,040)
     Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............     134,631
       Affiliated Investment Companies Shares.................           9
                                                                  --------
     NET REALIZED AND UNREALIZED GAIN (LOSS)..................     314,398
                                                                  --------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS................................................    $387,910
                                                                  ========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                        THE TAX-MANAGED U.S.
                                                       MARKETWIDE VALUE SERIES
                                                       ----------------------
                                                       SIX MONTHS     YEAR
                                                          ENDED       ENDED
                                                         APR 30,     OCT 31,
                                                          2019        2018
                                                       ----------- ----------
                                                       (UNAUDITED)
  INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net Investment Income (Loss)...................... $   73,512  $  139,407
    Net Realized Gain (Loss) on:
     Investment Securities Sold*,**...................    181,796     226,155
     Affiliated Investment Companies Shares Sold......          2         (25)
     Futures..........................................     (2,040)        697
    Change in Unrealized Appreciation
     (Depreciation) of:
     Investment Securities and Foreign Currency.......    134,631     (80,044)
     Affiliated Investment Companies Shares...........          9           2
                                                       ----------  ----------
       Net Increase (Decrease) in Net Assets
         Resulting from Operations....................    387,910     286,192
                                                       ----------  ----------
  Transactions in Interest:
     Contributions....................................    223,153     198,216
     Withdrawals......................................   (325,434)   (321,718)
                                                       ----------  ----------
       Net Increase (Decrease) from Transactions in
         Interest.....................................   (102,281)   (123,502)
                                                       ----------  ----------
       Total Increase (Decrease) in Net Assets........    285,629     162,690
  NET ASSETS
     Beginning of Period..............................  6,829,786   6,667,096
                                                       ----------  ----------
     End of Period.................................... $7,115,415  $6,829,786
                                                       ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                              THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                                               -------------------------------------------------------------------------
                                                SIX MONTHS       YEAR        YEAR        YEAR        YEAR        YEAR
                                                   ENDED         ENDED       ENDED       ENDED       ENDED       ENDED
                                                  APR 30,       OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                   2019          2018        2017        2016        2015        2014
                                               -----------    ----------  ----------  ----------  ----------  ----------
                                                (UNAUDITED)
Total Return..................................       5.99%(B)       4.26%      22.61%       2.79%       2.93%      15.17%
                                               ----------     ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)......... $7,115,415     $6,829,786  $6,667,096  $5,538,404  $5,348,412  $5,143,977
Ratio of Expenses to Average Net Assets.......       0.21%(C)       0.21%       0.21%       0.21%       0.21%       0.21%
Ratio of Net Investment Income to Average Net
  Assets......................................       2.21%(C)       1.99%       2.02%       2.05%       1.82%       1.61%
Portfolio Turnover Rate.......................          5%(B)          5%          7%          9%          6%          2%
                                               ----------     ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the "Series"), is presented in this section of the report. The remaining ten operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day.

   Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses. As of April 30, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $191 (in thousands).

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the six months ended April 30, 2019, the Series' investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

            The Tax-Managed U.S. Marketwide Value Series...... 0.20%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2019, the total related amount paid by the Trust to the CCO was $41 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Series made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                         OTHER INVESTMENT
                                                            SECURITIES
                                                        ------------------
                                                        PURCHASES  SALES
                                                        --------- --------
     The Tax-Managed U.S. Marketwide Value Series...... $433,205  $357,905

   There were no purchases or sales of long-term U.S. government securities.

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                    CHANGE IN
                                                     NET REALIZED  UNREALIZED
                  BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/   BALANCE AT    SHARES AS OF  DIVIDEND
               OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION  APRIL 30, 2019 APRIL 30, 2019  INCOME
               ---------------- --------- ---------- ------------ ------------- -------------- -------------- --------
THE
  TAX-MANAGED
  U.S.
  MARKETWIDE
  VALUE
  SERIES
The DFA
  Short Term
  Investment
  Fund             $132,755     $451,173   $418,127       $2           $9          $165,812        14,330      $1,771
                   --------     --------   --------       --           --          --------        ------      ------
TOTAL              $132,755     $451,173   $418,127       $2           $9          $165,812        14,330      $1,771
                   ========     ========   ========       ==           ==          ========        ======      ======


               CAPITAL GAIN
               DISTRIBUTIONS
               -------------
THE
  TAX-MANAGED
  U.S.
  MARKETWIDE
  VALUE
  SERIES
The DFA
  Short Term
  Investment
  Fund              --
                    --
TOTAL               --
                    ==

E. FEDERAL INCOME TAXES:

   The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to its partners.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               NET
                                                                                            UNREALIZED
                                                    FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                    TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   ---------- ------------ -------------- --------------
The Tax-Managed U.S. Marketwide Value Series...... $4,155,454  $3,282,037    $(155,912)     $3,126,125

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   1. FUTURES CONTRACTS: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series will be subject to equity price risk when entering into stock index futures. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                       REALIZED GAIN (LOSS)
                                                          ON DERIVATIVES
                                                      --------------------
                                                                  EQUITY
                                                       TOTAL   CONTRACTS (1)
                                                      -------  -------------
   The Tax-Managed U.S. Marketwide Value Series...... $(2,040)    $(2,040)*

(1) Presented on Statements of Operations as Net Realized Gain (Loss) on:
    Futures.
* As of April 30, 2019, there were no futures contracts outstanding. During the six months ended April 30, 2019, the Series had limited activity in futures contracts.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                         ------------- ------------ ------------ -------- --------------- ----------------
The Tax-Managed U.S. Marketwide Value
  Series................................     3.06%        $7,652         27        $18        $28,250            --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that the Series' available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not use the interfund lending program during the six months ended April 30, 2019.

H. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

   For the six months ended April 30, 2019, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                          PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                          --------- ------ --------------------
The Tax-Managed U.S. Marketwide Value Series...... $154,546  $8,366         $331

I. SECURITIES LENDING:

   As of April 30, 2019, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                             NON-CASH
                                                            COLLATERAL
                                                              MARKET
                                                              VALUE
                                                            ----------
         The Tax-Managed U.S. Marketwide Value Series......  $90,883

   The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                              AS OF APRIL 30, 2019
                                              -----------------------------------------------------
                                              OVERNIGHT AND            BETWEEN
                                               CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                              ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
 Common Stocks, Rights/Warrants..............   $165,812       --         --         --    $165,812

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Series' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Series' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Series' net assets or results of operations.

L. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee has advised that he intends to appeal the dismissal order to the Second Circuit. The Trustee also moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. and the Board of Trustees of The DFA Investment Trust Company (together, the "Board") considered the continuation of the investment management agreements for each portfolio/series (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. or DFA Australia Limited serves as a sub-advisor. (The investment management agreements and the sub-advisory agreements are referred to as the "Management Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment global advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. With respect to the Tax-Managed U.S. Small Cap Portfolio, the Board also considered the proposed reduction of the management fee for the Fund. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

CONTINUED


   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [Graphic] Recycled Recyclable                                 DFA043019-002S
                                                                     00230829

                                                             [LOGO] Dimensional

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

VA U.S. TARGETED VALUE PORTFOLIO

VA U.S. LARGE VALUE PORTFOLIO

VA INTERNATIONAL VALUE PORTFOLIO

VA INTERNATIONAL SMALL PORTFOLIO

VA SHORT-TERM FIXED PORTFOLIO

VA GLOBAL BOND PORTFOLIO

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

VA EQUITY ALLOCATION PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of a Portfolio's annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the insurance company or your financial intermediary anytime by following the instructions provided by the insurance company or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

[LOGO] Dimensional

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                             /s/ Gerard K. O'Reilly

DAVID P. BUTLER                                 GERARD K. O'REILLY

Co-Chief Executive Officer                      Co-Chief Executive Officer and
                                                Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.................................   1
   Disclosure of Fund Expenses.............................................   3
   Disclosure of Portfolio Holdings........................................   5
   Schedules of Investments/Summary Schedules of Portfolio Holdings
       VA U.S. Targeted Value Portfolio....................................   7
       VA U.S. Large Value Portfolio.......................................  10
       VA International Value Portfolio....................................  13
       VA International Small Portfolio....................................  17
       VA Short-Term Fixed Portfolio.......................................  21
       VA Global Bond Portfolio............................................  27
       VIT Inflation-Protected Securities Portfolio........................  32
       DFA VA Global Moderate Allocation Portfolio.........................  33
       VA Equity Allocation Portfolio......................................  34
   Statements of Assets and Liabilities....................................  35
   Statements of Operations................................................  38
   Statements of Changes in Net Assets.....................................  41
   Financial Highlights....................................................  45
   Notes to Financial Statements...........................................  50
   Section 19(a) Notice....................................................  70
VOTING PROXIES ON FUND PORTFOLIO SECURITIES................................  71
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS.........................  72

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/SCHEDULES OF INVESTMENTS
----------------------------------------------------------------

Investment Abbreviations
  P.L.C.                          Public Limited Company
  ADR                             American Depositary Receipt
  SA                              Special Assessment
  USD                             United States Dollar
  CAD                             Canadian Dollars
  DKK                             Danish Krone
  EUR                             Euro
  GBP                             British Pounds
  NOK                             Norwegian Krone
  SEK                             Swedish Krona

Investment Footnotes
   +                              See Note B to Financial Statements.
   ++                             Calculated as a percentage of total net assets.
                                  Percentages shown parenthetically next to the
                                  category headings have been calculated as a
                                  percentage of total investments. "Other
                                  Securities" are those securities that are not
                                  among the top 50 holdings in unaffiliated issuers
                                  of the Fund or do not represent more than 1.0% of
                                  the net assets of the Fund. Some of the individual
                                  securities within this category may include Total
                                  or Partial Securities on Loan and/or Non-Income
                                  Producing Securities.
   *                              Non-Income Producing Securities.
   #                              Total or Partial Securities on Loan.
   @                              Security purchased with cash proceeds from
                                  Securities on Loan.
   (S)                            Affiliated Fund.
   (double right angle quote)     Securities that have generally been fair value
                                  factored. See Note B to Financial Statements.
   (r)                            The adjustable rate shown is effective as of
                                  April 30, 2019
   (OMEGA)                        Rule 144A, Section 4(2), or other security that is
                                  restricted as to resale to institutional
                                  investors. This security has been deemed liquid
                                  based upon the Fund's Liquidity Guidelines.
   ^                              Denominated in USD, unless otherwise noted.
   (+/-)                          Face Amount of security is not adjusted for
                                  inflation.

FINANCIAL HIGHLIGHTS
--------------------
   (A)                            Computed using average shares outstanding.
   (B)                            Non-Annualized
   (C)                            Annualized
   (D)                            Because of commencement of operations and related
                                  preliminary transaction costs, these ratios are
                                  not necessarily indicative of future ratios.
   (E)                            Represents the combined ratios for the respective
                                  portfolio and its respective pro-rata share of its
                                  Underlying Funds.

CONTINUED


ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------
   --      Amounts designated as -- are either zero or rounded to zero.
   SEC     Securities and Exchange Commission
   (a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
VA U.S. TARGETED VALUE PORTFOLIO
--------------------------------
Actual Fund Return................................ $1,000.00 $1,041.00    0.38%     $1.92
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.91    0.38%     $1.91

VA U.S. LARGE VALUE PORTFOLIO
-----------------------------
Actual Fund Return................................ $1,000.00 $1,045.80    0.27%     $1.37
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.46    0.27%     $1.35

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
VA INTERNATIONAL VALUE PORTFOLIO
--------------------------------
Actual Fund Return................................ $1,000.00 $1,046.30    0.44%     $2.23
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.61    0.44%     $2.21

VA INTERNATIONAL SMALL PORTFOLIO
--------------------------------
Actual Fund Return................................ $1,000.00 $1,048.10    0.57%     $2.89
Hypothetical 5% Annual Return..................... $1,000.00 $1,021.97    0.57%     $2.86

VA SHORT-TERM FIXED PORTFOLIO
-----------------------------
Actual Fund Return................................ $1,000.00 $1,015.80    0.25%     $1.25
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.56    0.25%     $1.25

VA GLOBAL BOND PORTFOLIO
------------------------
Actual Fund Return................................ $1,000.00 $1,029.40    0.24%     $1.21
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.60    0.24%     $1.20

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return................................ $1,000.00 $1,051.90    0.13%     $0.66
Hypothetical 5% Annual Return..................... $1,000.00 $1,024.15    0.13%     $0.65

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO (2)
-----------------------------------------------
Actual Fund Return................................ $1,000.00 $1,059.30    0.36%     $1.84
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.01    0.36%     $1.81

VA EQUITY ALLOCATION PORTFOLIO (2)
----------------------------------
Actual Fund Return................................ $1,000.00 $1,077.50    0.40%     $2.06
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.81    0.40%     $2.01

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUNDS OF FUNDS

                                                 AFFILIATED INVESTMENT COMPANIES
                                                 -------------------------------
DFA VA Global Moderate Allocation Portfolio.....              100.0%
VA Equity Allocation Portfolio..................              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       VA U.S. TARGETED VALUE PORTFOLIO

              Communication Services.......................   3.6%
              Consumer Discretionary.......................  13.1%
              Consumer Staples.............................   4.6%
              Energy.......................................   8.4%
              Financials...................................  27.8%
              Health Care..................................   4.5%
              Industrials..................................  19.8%
              Information Technology.......................  11.7%
              Materials....................................   6.0%
              Real Estate..................................   0.3%
              Utilities....................................   0.2%
                                                            -----
                                                            100.0%

                         VA U.S. LARGE VALUE PORTFOLIO

              Communication Services.......................   9.5%
              Consumer Discretionary.......................   7.3%
              Consumer Staples.............................   5.0%
              Energy.......................................  14.4%
              Financials...................................  23.2%
              Health Care..................................  14.0%
              Industrials..................................  10.6%
              Information Technology.......................  10.4%
              Materials....................................   5.0%
              Real Estate..................................   0.3%
              Utilities....................................   0.3%
                                                            -----
                                                            100.0%

                       VA INTERNATIONAL VALUE PORTFOLIO

              Communication Services.......................   3.5%
              Consumer Discretionary.......................  15.3%
              Consumer Staples.............................   3.8%
              Energy.......................................  13.4%
              Financials...................................  30.0%
              Health Care..................................   3.8%
              Industrials..................................  10.4%
              Information Technology.......................   2.3%
              Materials....................................  13.2%
              Real Estate..................................   2.9%
              Utilities....................................   1.4%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED


                       VA INTERNATIONAL SMALL PORTFOLIO

              Communication Services.......................   5.4%
              Consumer Discretionary.......................  14.6%
              Consumer Staples.............................   6.0%
              Energy.......................................   4.7%
              Financials...................................  11.7%
              Health Care..................................   5.0%
              Industrials..................................  24.8%
              Information Technology.......................   9.3%
              Materials....................................  10.5%
              Real Estate..................................   5.0%
              Utilities....................................   3.0%
                                                            -----
                                                            100.0%

FIXED INCOME PORTFOLIOS

                         VA SHORT-TERM FIXED PORTFOLIO

                           Corporate..........  14.4%
                           Government.........   2.1%
                           Foreign Corporate..  33.1%
                           Foreign Government.  37.0%
                           Supranational......  13.4%
                                               -----
                                               100.0%

                           VA GLOBAL BOND PORTFOLIO

              Corporate....................................  10.0%
              Foreign Corporate............................  37.0%
              Foreign Government...........................  44.6%
              Supranational................................   8.4%
                                                            -----
                                                            100.0%

                 VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

              Government................................... 100.0%
                                                            -----
                                                            100.0%

                       VA U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  PERCENTAGE
                                            SHARES    VALUE+    OF NET ASSETS++
                                            ------- ----------- ---------------
 COMMON STOCKS -- (92.2%)
 COMMUNICATION SERVICES -- (3.3%)
     Nexstar Media Group, Inc., Class A....  11,268 $ 1,318,919       0.4%
     Other Securities......................          11,143,697       3.2%
                                                    -----------      ----
 TOTAL COMMUNICATION SERVICES..............          12,462,616       3.6%
                                                    -----------      ----
 CONSUMER DISCRETIONARY -- (12.1%)
 *   AutoNation, Inc.......................  25,761   1,080,159       0.3%
     BorgWarner, Inc.......................  25,826   1,078,752       0.3%
     Goodyear Tire & Rubber Co. (The)......  58,001   1,114,199       0.3%
     Macy's, Inc...........................  56,388   1,327,374       0.4%
     PulteGroup, Inc.......................  52,316   1,645,861       0.5%
     Toll Brothers, Inc....................  43,252   1,647,901       0.5%
     Other Securities......................          37,142,727      10.7%
                                                    -----------      ----
 TOTAL CONSUMER DISCRETIONARY..............          45,036,973      13.0%
                                                    -----------      ----
 CONSUMER STAPLES -- (4.2%)
     Bunge, Ltd............................  26,846   1,406,999       0.4%
 #   Coty, Inc., Class A................... 118,577   1,283,003       0.4%
 *   Post Holdings, Inc....................  13,291   1,498,959       0.4%
 #   Sanderson Farms, Inc..................   7,420   1,125,095       0.3%
 *   US Foods Holding Corp.................  36,863   1,347,343       0.4%
     Other Securities......................           9,159,302       2.7%
                                                    -----------      ----
 TOTAL CONSUMER STAPLES....................          15,820,701       4.6%
                                                    -----------      ----
 ENERGY -- (7.7%)
 #   EnLink Midstream LLC..................  97,886   1,144,287       0.3%
     Murphy Oil Corp.......................  44,623   1,215,531       0.4%
 *   Parsley Energy, Inc., Class A.........  55,456   1,106,902       0.3%
 *   WPX Energy, Inc.......................  83,226   1,156,009       0.3%
     Other Securities......................          24,158,113       7.0%
                                                    -----------      ----
 TOTAL ENERGY..............................          28,780,842       8.3%
                                                    -----------      ----
 FINANCIALS -- (25.6%)
     Associated Banc-Corp..................  50,499   1,145,822       0.3%
     Assurant, Inc.........................  16,139   1,533,205       0.4%
     Assured Guaranty, Ltd.................  30,658   1,462,387       0.4%
     CIT Group, Inc........................  25,363   1,351,087       0.4%
     Invesco, Ltd..........................  76,313   1,676,597       0.5%
 #   Janus Henderson Group P.L.C...........  46,500   1,165,755       0.3%
 #   New York Community Bancorp, Inc....... 113,503   1,320,040       0.4%
     Old Republic International Corp.......  59,758   1,336,189       0.4%
 #   PacWest Bancorp.......................  30,208   1,194,726       0.3%
 #   People's United Financial, Inc........  88,575   1,531,462       0.4%
     Popular, Inc..........................  24,047   1,387,752       0.4%
 #   Prosperity Bancshares, Inc............  15,628   1,150,846       0.3%
     Santander Consumer USA Holdings, Inc..  63,053   1,346,182       0.4%
     Sterling Bancorp......................  49,293   1,055,856       0.3%
     Unum Group............................  53,512   1,975,663       0.6%
     Voya Financial, Inc...................  28,402   1,558,986       0.5%

VA U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                     PERCENTAGE
                                             SHARES      VALUE+    OF NET ASSETS++
                                            --------- ------------ ---------------
FINANCIALS -- (Continued)
      Other Securities.....................           $ 73,609,388       21.4%
                                                      ------------      -----
TOTAL FINANCIALS...........................             95,801,943       27.7%
                                                      ------------      -----
HEALTH CARE -- (4.1%)
*     LHC Group, Inc.......................     9,688    1,076,434        0.3%
#     Perrigo Co. P.L.C....................    24,324    1,165,606        0.3%
      Other Securities.....................             13,133,647        3.9%
                                                      ------------      -----
TOTAL HEALTH CARE..........................             15,375,687        4.5%
                                                      ------------      -----
INDUSTRIALS -- (18.3%)
*     AECOM................................    66,299    2,247,536        0.7%
      Air Lease Corp.......................    48,094    1,854,505        0.5%
      Alaska Air Group, Inc................    21,027    1,301,571        0.4%
#     AMERCO...............................     4,285    1,599,033        0.5%
*     Genesee & Wyoming, Inc., Class A.....    15,696    1,391,450        0.4%
*     JetBlue Airways Corp.................    84,042    1,558,979        0.5%
*     Kirby Corp...........................    14,913    1,218,690        0.4%
      Quanta Services, Inc.................    38,352    1,557,091        0.5%
      Other Securities.....................             55,668,585       15.9%
                                                      ------------      -----
TOTAL INDUSTRIALS..........................             68,397,440       19.8%
                                                      ------------      -----
INFORMATION TECHNOLOGY -- (10.8%)
*     Arrow Electronics, Inc...............    33,966    2,870,467        0.8%
      Avnet, Inc...........................    46,812    2,275,531        0.7%
      Jabil, Inc...........................    41,431    1,251,630        0.4%
      SYNNEX Corp..........................    10,748    1,159,494        0.3%
      Xerox Corp...........................    38,196    1,274,219        0.4%
      Other Securities.....................             31,588,446        9.1%
                                                      ------------      -----
TOTAL INFORMATION TECHNOLOGY...............             40,419,787       11.7%
                                                      ------------      -----
MATERIALS -- (5.6%)
      Ashland Global Holdings, Inc.........    13,288    1,070,083        0.3%
      Huntsman Corp........................    52,125    1,159,260        0.3%
      Reliance Steel & Aluminum Co.........    21,094    1,939,804        0.6%
      Other Securities.....................             16,637,814        4.8%
                                                      ------------      -----
TOTAL MATERIALS............................             20,806,961        6.0%
                                                      ------------      -----
REAL ESTATE -- (0.3%)
      Other Securities.....................              1,179,327        0.3%
                                                      ------------      -----
UTILITIES -- (0.2%)
      Other Securities.....................                763,686        0.2%
                                                      ------------      -----
TOTAL COMMON STOCKS........................            344,845,963       99.7%
                                                      ------------      -----
SECURITIES LENDING COLLATERAL -- (7.8%)
@(S)  The DFA Short Term Investment Fund... 2,529,710   29,271,275        8.5%
                                                      ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $352,670,880)......................           $374,117,238      108.2%
                                                      ============      =====

VA U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                              ------------ ----------- ------- ------------
Common Stocks
   Communication Services.................... $ 12,462,616          --   --    $ 12,462,616
   Consumer Discretionary....................   45,036,510 $       463   --      45,036,973
   Consumer Staples..........................   15,820,701          --   --      15,820,701
   Energy....................................   28,780,842          --   --      28,780,842
   Financials................................   95,800,627       1,316   --      95,801,943
   Health Care...............................   15,375,687          --   --      15,375,687
   Industrials...............................   68,397,440          --   --      68,397,440
   Information Technology....................   40,419,787          --   --      40,419,787
   Materials.................................   20,806,961          --   --      20,806,961
   Real Estate...............................    1,179,327          --   --       1,179,327
   Utilities.................................      763,686          --   --         763,686
Securities Lending Collateral................           --  29,271,275   --      29,271,275
                                              ------------ -----------   --    ------------
TOTAL........................................ $344,844,184 $29,273,054   --    $374,117,238
                                              ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                       PERCENTAGE
                                                SHARES     VALUE+    OF NET ASSETS++
                                                ------- ------------ ---------------
COMMON STOCKS -- (99.1%)
COMMUNICATION SERVICES -- (9.4%)
    AT&T, Inc.................................. 575,830 $ 17,827,697       3.6%
*   Charter Communications, Inc., Class A......  13,352    4,956,129       1.0%
    Comcast Corp., Class A..................... 359,456   15,647,120       3.1%
    Other Securities...........................            8,901,670       1.8%
                                                        ------------      ----
TOTAL COMMUNICATION SERVICES...................           47,332,616       9.5%
                                                        ------------      ----
CONSUMER DISCRETIONARY -- (7.2%)
    DR Horton, Inc.............................  50,604    2,242,263       0.4%
    Ford Motor Co.............................. 255,773    2,672,828       0.5%
    General Motors Co..........................  92,225    3,592,164       0.7%
    Other Securities...........................           27,909,367       5.7%
                                                        ------------      ----
TOTAL CONSUMER DISCRETIONARY...................           36,416,622       7.3%
                                                        ------------      ----
CONSUMER STAPLES -- (5.0%)
    Mondelez International, Inc., Class A......  63,318    3,219,720       0.6%
    Walgreens Boots Alliance, Inc..............  53,539    2,868,084       0.6%
    Walmart, Inc...............................  76,563    7,873,739       1.6%
    Other Securities...........................           10,948,832       2.2%
                                                        ------------      ----
TOTAL CONSUMER STAPLES.........................           24,910,375       5.0%
                                                        ------------      ----
ENERGY -- (14.3%)
    Chevron Corp............................... 137,927   16,559,516       3.3%
    ConocoPhillips.............................  79,014    4,987,364       1.0%
    Exxon Mobil Corp........................... 232,853   18,693,439       3.8%
    Kinder Morgan, Inc......................... 128,290    2,549,122       0.5%
    Marathon Petroleum Corp....................  62,220    3,787,331       0.8%
    Occidental Petroleum Corp..................  53,803    3,167,921       0.6%
    Valero Energy Corp.........................  32,870    2,979,994       0.6%
    Other Securities...........................           19,035,566       3.8%
                                                        ------------      ----
TOTAL ENERGY...................................           71,760,253      14.4%
                                                        ------------      ----
FINANCIALS -- (23.0%)
    Bank of America Corp....................... 289,707    8,859,240       1.8%
    Bank of New York Mellon Corp. (The)........  62,976    3,127,388       0.6%
*   Berkshire Hathaway, Inc., Class B..........  47,502   10,294,158       2.1%
    Capital One Financial Corp.................  34,138    3,169,031       0.6%
    Citigroup, Inc............................. 119,477    8,447,024       1.7%
    Fifth Third Bancorp........................  73,951    2,131,268       0.4%
    Goldman Sachs Group, Inc. (The)............  25,386    5,227,485       1.0%
    JPMorgan Chase & Co........................ 159,261   18,482,239       3.7%
    Morgan Stanley.............................  91,268    4,403,681       0.9%
    PNC Financial Services Group, Inc. (The)...  21,899    2,998,630       0.6%
    Travelers Cos., Inc. (The).................  19,149    2,752,669       0.6%
    Wells Fargo & Co........................... 251,699   12,184,749       2.4%
    Other Securities...........................           33,489,375       6.8%
                                                        ------------      ----
TOTAL FINANCIALS...............................          115,566,937      23.2%
                                                        ------------      ----

VA U.S. LARGE VALUE PORTFOLIO

CONTINUED

                                                                           PERCENTAGE
                                                    SHARES     VALUE+    OF NET ASSETS++
                                                    ------- ------------ ---------------
HEALTH CARE -- (13.8%)
      Abbott Laboratories..........................  57,952 $  4,610,661        0.9%
      Anthem, Inc..................................  19,167    5,041,496        1.0%
*     Cigna Corp...................................  25,823    4,101,725        0.8%
      CVS Health Corp..............................  90,272    4,908,991        1.0%
      Danaher Corp.................................  32,152    4,258,211        0.9%
      Humana, Inc..................................   8,529    2,178,392        0.4%
      Medtronic P.L.C..............................  69,631    6,183,929        1.2%
      Pfizer, Inc.................................. 406,902   16,524,290        3.3%
      Thermo Fisher Scientific, Inc................  16,736    4,643,403        0.9%
      Other Securities.............................           17,124,887        3.5%
                                                            ------------      -----
TOTAL HEALTH CARE..................................           69,575,985       13.9%
                                                            ------------      -----
INDUSTRIALS -- (10.5%)
      Delta Air Lines, Inc.........................  45,864    2,673,413        0.5%
      Eaton Corp. P.L.C............................  31,345    2,595,993        0.5%
      FedEx Corp...................................  16,376    3,102,597        0.6%
      Norfolk Southern Corp........................  19,191    3,915,348        0.8%
      Republic Services, Inc.......................  28,633    2,371,385        0.5%
      Stanley Black & Decker, Inc..................  17,128    2,510,965        0.5%
*     United Continental Holdings, Inc.............  30,813    2,738,043        0.6%
      United Technologies Corp.....................  35,599    5,076,773        1.0%
      Other Securities.............................           27,966,726        5.6%
                                                            ------------      -----
TOTAL INDUSTRIALS..................................           52,951,243       10.6%
                                                            ------------      -----
INFORMATION TECHNOLOGY -- (10.3%)
      Cisco Systems, Inc...........................  91,506    5,119,761        1.0%
      Fidelity National Information Services, Inc..  20,027    2,321,730        0.5%
      Intel Corp................................... 358,421   18,293,808        3.7%
*     Micron Technology, Inc.......................  86,728    3,647,780        0.7%
      Other Securities.............................           22,647,673        4.5%
                                                            ------------      -----
TOTAL INFORMATION TECHNOLOGY.......................           52,030,752       10.4%
                                                            ------------      -----
MATERIALS -- (5.0%)
      Nucor Corp...................................  42,059    2,400,307        0.5%
      Other Securities.............................           22,621,805        4.5%
                                                            ------------      -----
TOTAL MATERIALS....................................           25,022,112        5.0%
                                                            ------------      -----
REAL ESTATE -- (0.3%)
      Other Securities.............................            1,513,285        0.3%
                                                            ------------      -----
UTILITIES -- (0.3%)
      Other Securities.............................            1,473,395        0.3%
                                                            ------------      -----
TOTAL COMMON STOCKS................................          498,553,575       99.9%
                                                            ------------      -----
SECURITIES LENDING COLLATERAL -- (0.9%)
@(S)  The DFA Short Term Investment Fund........... 400,050    4,628,982        0.9%
                                                            ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $407,014,647)..............................         $503,182,557      100.8%
                                                            ============      =====

VA U.S. LARGE VALUE PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ------------ ---------- ------- ------------
Common Stocks
   Communication Services.................... $ 47,332,616         --   --    $ 47,332,616
   Consumer Discretionary....................   36,416,622         --   --      36,416,622
   Consumer Staples..........................   24,910,375         --   --      24,910,375
   Energy....................................   71,760,253         --   --      71,760,253
   Financials................................  115,566,937         --   --     115,566,937
   Health Care...............................   69,575,985         --   --      69,575,985
   Industrials...............................   52,951,243         --   --      52,951,243
   Information Technology....................   52,030,752         --   --      52,030,752
   Materials.................................   25,022,112         --   --      25,022,112
   Real Estate...............................    1,513,285         --   --       1,513,285
   Utilities.................................    1,473,395         --   --       1,473,395
Securities Lending Collateral................           -- $4,628,982   --       4,628,982
                                              ------------ ----------   --    ------------
TOTAL........................................ $498,553,575 $4,628,982   --    $503,182,557
                                              ============ ==========   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                 PERCENTAGE
                                                       SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ------- ------------------------------- ---------------
COMMON STOCKS -- (91.6%)
AUSTRALIA -- (5.5%)
    Australia & New Zealand Banking Group, Ltd........ 242,031           $ 4,643,262                 1.5%
    National Australia Bank, Ltd......................  90,120             1,609,095                 0.5%
    Woodside Petroleum, Ltd...........................  69,563             1,734,186                 0.6%
    Other Securities..................................                    10,199,315                 3.3%
                                                                         -----------                ----
TOTAL AUSTRALIA.......................................                    18,185,858                 5.9%
                                                                         -----------                ----
AUSTRIA -- (0.1%)
    Other Securities..................................                       440,317                 0.1%
                                                                         -----------                ----
BELGIUM -- (0.8%)
    Other Securities..................................                     2,620,504                 0.8%
                                                                         -----------                ----
CANADA -- (8.0%)
#   Bank of Montreal..................................  22,673             1,790,487                 0.6%
    Bank of Nova Scotia (The).........................  46,450             2,558,096                 0.8%
    Canadian Natural Resources, Ltd...................  86,549             2,594,739                 0.8%
#   Suncor Energy, Inc................................  75,053             2,476,749                 0.8%
    Other Securities..................................                    17,102,304                 5.5%
                                                                         -----------                ----
TOTAL CANADA..........................................                    26,522,375                 8.5%
                                                                         -----------                ----
DENMARK -- (1.5%)
    Other Securities..................................                     4,968,452                 1.6%
                                                                         -----------                ----
FINLAND -- (0.7%)
    Other Securities..................................                     2,278,392                 0.7%
                                                                         -----------                ----
FRANCE -- (9.4%)
#   AXA SA............................................  58,603             1,562,740                 0.5%
    BNP Paribas SA....................................  51,999             2,768,067                 0.9%
    Cie de Saint-Gobain...............................  39,204             1,607,362                 0.5%
    Cie Generale des Etablissements Michelin SCA......  19,053             2,463,753                 0.8%
    Orange SA......................................... 110,564             1,727,955                 0.6%
#   Peugeot SA........................................  69,936             1,833,643                 0.6%
#   Total SA.......................................... 162,343             9,024,771                 2.9%
    Other Securities..................................                    10,016,835                 3.2%
                                                                         -----------                ----
TOTAL FRANCE..........................................                    31,005,126                10.0%
                                                                         -----------                ----
GERMANY -- (6.2%)
    Bayer AG..........................................  41,596             2,767,582                 0.9%
    Bayerische Motoren Werke AG.......................  29,120             2,484,181                 0.8%
    Daimler AG........................................  86,618             5,685,257                 1.8%
    HeidelbergCement AG...............................  20,255             1,639,036                 0.5%
    Other Securities..................................                     7,763,212                 2.5%
                                                                         -----------                ----
TOTAL GERMANY.........................................                    20,339,268                 6.5%
                                                                         -----------                ----
HONG KONG -- (3.2%)
    CK Hutchison Holdings, Ltd........................ 164,012             1,724,407                 0.6%
    Sun Hung Kai Properties, Ltd......................  95,362             1,645,790                 0.5%

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

                                                                                       PERCENTAGE
                                            SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                           --------- ------------------------------- ---------------
HONG KONG -- (Continued)
    Other Securities......................                     $ 7,026,210                 2.3%
                                                               -----------                ----
TOTAL HONG KONG...........................                      10,396,407                 3.4%
                                                               -----------                ----
IRELAND -- (0.4%)
    Other Securities......................                       1,413,992                 0.5%
                                                               -----------                ----
ISRAEL -- (0.5%)
    Other Securities......................                       1,505,550                 0.5%
                                                               -----------                ----
ITALY -- (1.7%)
    Fiat Chrysler Automobiles NV..........   103,842             1,600,350                 0.5%
    Intesa Sanpaolo SpA...................   621,139             1,627,394                 0.5%
    Other Securities......................                       2,503,056                 0.9%
                                                               -----------                ----
TOTAL ITALY...............................                       5,730,800                 1.9%
                                                               -----------                ----
JAPAN -- (20.6%)
    Hitachi, Ltd..........................    63,400             2,108,571                 0.7%
    Honda Motor Co., Ltd..................   108,400             3,024,678                 1.0%
    Mitsubishi Corp.......................    58,800             1,619,803                 0.5%
    Mitsubishi UFJ Financial Group, Inc...   386,000             1,915,149                 0.6%
    Sumitomo Mitsui Financial Group, Inc..    65,900             2,395,215                 0.8%
    Toyota Motor Corp.....................    74,270             4,598,089                 1.5%
    Other Securities......................                      52,128,074                16.7%
                                                               -----------                ----
TOTAL JAPAN...............................                      67,789,579                21.8%
                                                               -----------                ----
NETHERLANDS -- (3.2%)
    Koninklijke Ahold Delhaize NV.........   109,832             2,647,137                 0.9%
    Koninklijke DSM NV....................    15,964             1,825,829                 0.6%
    Other Securities......................                       6,142,130                 1.9%
                                                               -----------                ----
TOTAL NETHERLANDS.........................                      10,615,096                 3.4%
                                                               -----------                ----
NEW ZEALAND -- (0.2%)
    Other Securities......................                         734,964                 0.2%
                                                               -----------                ----
NORWAY -- (0.9%)
    Other Securities......................                       2,842,981                 0.9%
                                                               -----------                ----
PORTUGAL -- (0.0%)
    Other Security........................                          77,511                 0.0%
                                                               -----------                ----
SINGAPORE -- (1.1%)
    Other Securities......................                       3,710,229                 1.2%
                                                               -----------                ----
SPAIN -- (2.6%)
    Banco Santander SA.................... 1,225,865             6,214,372                 2.0%
    Other Securities......................                       2,367,561                 0.8%
                                                               -----------                ----
TOTAL SPAIN...............................                       8,581,933                 2.8%
                                                               -----------                ----
SWEDEN -- (2.3%)
    Other Securities......................                       7,714,457                 2.5%
                                                               -----------                ----

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

                                                                                                     PERCENTAGE
                                                          SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         --------- ------------------------------- ---------------
SWITZERLAND -- (7.9%)
      Cie Financiere Richemont SA.......................    31,128          $  2,275,530                  0.7%
      Novartis AG.......................................    20,736             1,699,109                  0.5%
#     Novartis AG, Sponsored ADR........................    46,089             3,789,899                  1.2%
      UBS Group AG......................................   128,899             1,728,465                  0.6%
      Zurich Insurance Group AG.........................    11,124             3,545,972                  1.1%
      Other Securities..................................                      13,138,581                  4.3%
                                                                            ------------                -----
TOTAL SWITZERLAND.......................................                      26,177,556                  8.4%
                                                                            ------------                -----
UNITED KINGDOM -- (14.6%)
      Anglo American P.L.C..............................   102,776             2,667,006                  0.9%
      Aviva P.L.C.......................................   419,769             2,357,478                  0.8%
      Barclays P.L.C., Sponsored ADR....................   185,035             1,583,900                  0.5%
      BP P.L.C., Sponsored ADR..........................    89,429             3,910,726                  1.3%
      British American Tobacco P.L.C....................    66,842             2,616,792                  0.8%
      Glencore P.L.C....................................   606,162             2,404,982                  0.8%
      HSBC Holdings P.L.C., Sponsored ADR...............   125,644             5,474,309                  1.8%
      Lloyds Banking Group P.L.C........................ 2,989,405             2,444,840                  0.8%
#     Lloyds Banking Group P.L.C., ADR..................   492,605             1,600,966                  0.5%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A..    85,104             5,406,657                  1.7%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B..    76,784             4,982,514                  1.6%
      Vodafone Group P.L.C.............................. 1,569,854             2,911,883                  0.9%
      Other Securities..................................                       9,859,936                  3.1%
                                                                            ------------                -----
TOTAL UNITED KINGDOM....................................                      48,221,989                 15.5%
                                                                            ------------                -----
UNITED STATES -- (0.2%)
      Other Securities..................................                         566,278                  0.2%
                                                                            ------------                -----
TOTAL COMMON STOCKS.....................................                     302,439,614                 97.3%
                                                                            ------------                -----
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Volkswagen AG.....................................    16,288             2,843,919                  0.9%
      Other Securities..................................                         890,123                  0.3%
                                                                            ------------                -----
TOTAL GERMANY...........................................                       3,734,042                  1.2%
                                                                            ------------                -----
TOTAL INVESTMENT SECURITIES.............................                     306,173,656
                                                                            ------------

                                                                               VALUE+
                                                                   -------------------------------
SECURITIES LENDING COLLATERAL -- (7.2%)
@(S)  The DFA Short Term Investment Fund................ 2,066,114            23,907,000                  7.7%
                                                                            ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $332,077,471)...................................                    $330,080,656                106.2%
                                                                            ============                =====

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
Common Stocks
   Australia.................................          -- $ 18,185,858   --    $ 18,185,858
   Austria...................................          --      440,317   --         440,317
   Belgium...................................          --    2,620,504   --       2,620,504
   Canada.................................... $26,522,375           --   --      26,522,375
   Denmark...................................      46,983    4,921,469   --       4,968,452
   Finland...................................          --    2,278,392   --       2,278,392
   France....................................          --   31,005,126   --      31,005,126
   Germany...................................     396,181   19,943,087   --      20,339,268
   Hong Kong.................................          --   10,396,407   --      10,396,407
   Ireland...................................     599,037      814,955   --       1,413,992
   Israel....................................          --    1,505,550   --       1,505,550
   Italy.....................................      99,360    5,631,440   --       5,730,800
   Japan.....................................          --   67,789,579   --      67,789,579
   Netherlands...............................   1,080,918    9,534,178   --      10,615,096
   New Zealand...............................          --      734,964   --         734,964
   Norway....................................          --    2,842,981   --       2,842,981
   Portugal..................................          --       77,511   --          77,511
   Singapore.................................          --    3,710,229   --       3,710,229
   Spain.....................................          --    8,581,933   --       8,581,933
   Sweden....................................          --    7,714,457   --       7,714,457
   Switzerland...............................   5,445,621   20,731,935   --      26,177,556
   United Kingdom............................  24,648,733   23,573,256   --      48,221,989
   United States.............................     566,278           --   --         566,278
Preferred Stocks
   Germany...................................          --    3,734,042   --       3,734,042
Securities Lending Collateral................          --   23,907,000   --      23,907,000
                                              ----------- ------------   --    ------------
TOTAL........................................ $59,405,486 $270,675,170   --    $330,080,656
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                      PERCENTAGE
                                             SHARES VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------ ------------------------------- ---------------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (6.5%)
    Other Securities........................                  $16,245,043                 6.9%
                                                              -----------                 ---
AUSTRIA -- (1.2%)
    Other Securities........................                    2,998,441                 1.3%
                                                              -----------                 ---
BELGIUM -- (1.7%)
    Ackermans & van Haaren NV...............  2,586               416,664                 0.2%
    Other Securities........................                    3,764,934                 1.6%
                                                              -----------                 ---
TOTAL BELGIUM...............................                    4,181,598                 1.8%
                                                              -----------                 ---
CANADA -- (8.2%)
    Other Securities........................                   20,523,800                 8.7%
                                                              -----------                 ---
CHINA -- (0.0%)
    Other Securities........................                       65,695                 0.0%
                                                              -----------                 ---
DENMARK -- (1.8%)
    SimCorp A.S.............................  4,078               400,338                 0.2%
    Other Securities........................                    4,100,081                 1.7%
                                                              -----------                 ---
TOTAL DENMARK...............................                    4,500,419                 1.9%
                                                              -----------                 ---
FINLAND -- (2.1%)
#   Huhtamaki Oyj........................... 10,996               420,500                 0.2%
    Other Securities........................                    4,749,077                 2.0%
                                                              -----------                 ---
TOTAL FINLAND...............................                    5,169,577                 2.2%
                                                              -----------                 ---
FRANCE -- (4.3%)
    Euronext NV.............................  5,979               415,434                 0.2%
    Ingenico Group SA.......................  6,767               571,136                 0.3%
    Rexel SA................................ 32,542               437,491                 0.2%
    Rubis SCA...............................  8,854               485,644                 0.2%
    Other Securities........................                    8,765,380                 3.6%
                                                              -----------                 ---
TOTAL FRANCE................................                   10,675,085                 4.5%
                                                              -----------                 ---
GERMANY -- (6.4%)
    GEA Group AG............................ 17,565               492,130                 0.2%
    Hugo Boss AG............................  6,984               488,001                 0.2%
    K+S AG.................................. 26,378               537,119                 0.2%
    Lanxess AG..............................  8,262               478,443                 0.2%
    Rheinmetall AG..........................  4,965               572,107                 0.3%
    Scout24 AG..............................  8,481               437,436                 0.2%
    Other Securities........................                   13,052,239                 5.5%
                                                              -----------                 ---
TOTAL GERMANY...............................                   16,057,475                 6.8%
                                                              -----------                 ---
HONG KONG -- (2.8%)
    Other Securities........................                    6,859,287                 2.9%
                                                              -----------                 ---

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

                                                                                       PERCENTAGE
                                             SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------- ------------------------------- ---------------
IRELAND -- (0.2%)
    Other Securities........................                   $   435,269                 0.2%
                                                               -----------                ----
ISRAEL -- (1.2%)
    Other Securities........................                     2,923,509                 1.2%
                                                               -----------                ----
ITALY -- (3.9%)
*   Banco BPM SpA........................... 205,939               490,241                 0.2%
    Other Securities........................                     9,122,232                 3.8%
                                                               -----------                ----
TOTAL ITALY.................................                     9,612,473                 4.0%
                                                               -----------                ----
JAPAN -- (21.2%)
    Other Securities........................                    52,815,979                22.3%
                                                               -----------                ----
NETHERLANDS -- (2.2%)
    Aalberts NV.............................  10,237               402,773                 0.2%
    SBM Offshore NV.........................  21,716               402,971                 0.2%
    Other Securities........................                     4,801,494                 2.0%
                                                               -----------                ----
TOTAL NETHERLANDS...........................                     5,607,238                 2.4%
                                                               -----------                ----
NEW ZEALAND -- (0.7%)
    Other Securities........................                     1,648,816                 0.7%
                                                               -----------                ----
NORWAY -- (1.0%)
    Other Securities........................                     2,447,754                 1.0%
                                                               -----------                ----
PORTUGAL -- (0.4%)
    Other Securities........................                     1,111,604                 0.5%
                                                               -----------                ----
SINGAPORE -- (0.9%)
    Other Securities........................                     2,346,745                 1.0%
                                                               -----------                ----
SPAIN -- (2.1%)
    Acciona SA..............................   3,513               407,441                 0.2%
    Cellnex Telecom SA......................  15,814               487,136                 0.2%
    Other Securities........................                     4,267,769                 1.8%
                                                               -----------                ----
TOTAL SPAIN.................................                     5,162,346                 2.2%
                                                               -----------                ----
SWEDEN -- (3.2%)
    Other Securities........................                     8,101,036                 3.4%
                                                               -----------                ----
SWITZERLAND -- (4.4%)
    Georg Fischer AG........................     459               446,410                 0.2%
    Helvetia Holding AG.....................     758               481,689                 0.2%
    PSP Swiss Property AG...................   4,792               488,966                 0.2%
    Other Securities........................                     9,529,145                 4.0%
                                                               -----------                ----
TOTAL SWITZERLAND...........................                    10,946,210                 4.6%
                                                               -----------                ----
UNITED KINGDOM -- (17.8%)
    Auto Trader Group P.L.C.................  86,769               641,428                 0.3%
    B&M European Value Retail SA............  88,194               454,664                 0.2%
    BBA Aviation P.L.C...................... 125,398               445,616                 0.2%
    Beazley P.L.C...........................  52,651               396,732                 0.2%
    Bellway P.L.C...........................  16,141               655,445                 0.3%

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

                                                                                           PERCENTAGE
                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               --------- ------------------------------- ---------------
UNITED KINGDOM -- (Continued)
      Bovis Homes Group P.L.C.................    29,477          $    427,380                  0.2%
*     BTG P.L.C...............................    36,769               400,863                  0.2%
      Close Brothers Group P.L.C..............    27,816               563,966                  0.3%
*     Cobham P.L.C............................   279,500               421,423                  0.2%
      Cranswick P.L.C.........................    10,774               407,680                  0.2%
      Diploma P.L.C...........................    22,704               474,800                  0.2%
      Electrocomponents P.L.C.................    89,612               755,638                  0.3%
      Hays P.L.C..............................   300,258               595,254                  0.3%
      Hiscox, Ltd.............................    25,046               547,829                  0.2%
      HomeServe P.L.C.........................    30,314               429,650                  0.2%
      Howden Joinery Group P.L.C..............   135,175               897,682                  0.4%
      Intermediate Capital Group P.L.C........    31,925               493,354                  0.2%
      Meggitt P.L.C...........................    73,771               524,941                  0.2%
      Pennon Group P.L.C......................    51,927               507,294                  0.2%
      Phoenix Group Holdings P.L.C............    46,220               436,892                  0.2%
      Rotork P.L.C............................    97,235               396,595                  0.2%
      RPC Group P.L.C.........................    51,871               534,626                  0.2%
      Spectris P.L.C..........................    21,939               788,290                  0.3%
      SSP Group P.L.C.........................    45,363               412,326                  0.2%
      Tate & Lyle P.L.C.......................   101,439             1,016,701                  0.4%
      Travis Perkins P.L.C....................    27,434               500,581                  0.2%
      Tullow Oil P.L.C........................   184,058               539,681                  0.2%
      Victrex P.L.C...........................    18,721               595,499                  0.3%
      Other Securities........................                      28,975,464                 12.0%
                                                                  ------------                -----
TOTAL UNITED KINGDOM..........................                      44,238,294                 18.7%
                                                                  ------------                -----
UNITED STATES -- (0.0%)
      Other Security..........................                             161                  0.0%
                                                                  ------------                -----
TOTAL COMMON STOCKS...........................                     234,673,854                 99.2%
                                                                  ------------                -----
PREFERRED STOCKS -- (0.2%)

GERMANY -- (0.2%)
      Other Securities........................                         481,427                  0.2%
                                                                  ------------                -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities........................                           3,787                  0.0%
                                                                  ------------                -----
TOTAL INVESTMENT SECURITIES...................                     235,159,068
                                                                  ------------

                                                                     VALUE+
                                                         -------------------------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  The DFA Short Term Investment Fund...... 1,197,438            13,855,560                  5.8%
                                                                  ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $246,461,379).........................                    $249,014,628                105.2%
                                                                  ============                =====

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------------
                                           LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                         ----------- ------------ ------- ------------
Common Stocks
   Australia............................          -- $ 16,245,043   --    $ 16,245,043
   Austria..............................          --    2,998,441   --       2,998,441
   Belgium.............................. $   219,304    3,962,294   --       4,181,598
   Canada...............................  20,523,721           79   --      20,523,800
   China................................          --       65,695   --          65,695
   Denmark..............................          --    4,500,419   --       4,500,419
   Finland..............................      85,104    5,084,473   --       5,169,577
   France...............................          --   10,675,085   --      10,675,085
   Germany..............................          --   16,057,475   --      16,057,475
   Hong Kong............................       3,075    6,856,212   --       6,859,287
   Ireland..............................          --      435,269   --         435,269
   Israel...............................          --    2,923,509   --       2,923,509
   Italy................................          --    9,612,473   --       9,612,473
   Japan................................      40,846   52,775,133   --      52,815,979
   Netherlands..........................      30,869    5,576,369   --       5,607,238
   New Zealand..........................          --    1,648,816   --       1,648,816
   Norway...............................          --    2,447,754   --       2,447,754
   Portugal.............................          --    1,111,604   --       1,111,604
   Singapore............................          --    2,346,745   --       2,346,745
   Spain................................          --    5,162,346   --       5,162,346
   Sweden...............................      50,514    8,050,522   --       8,101,036
   Switzerland..........................          --   10,946,210   --      10,946,210
   United Kingdom.......................          --   44,238,294   --      44,238,294
   United States........................          --          161   --             161
Preferred Stocks
   Germany..............................          --      481,427   --         481,427
Rights/Warrants
   Canada...............................          --        3,787   --           3,787
Securities Lending Collateral...........          --   13,855,560   --      13,855,560
                                         ----------- ------------   --    ------------
TOTAL................................... $20,953,433 $228,061,195   --    $249,014,628
                                         =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         VA SHORT-TERM FIXED PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                               FACE
                                                              AMOUNT   VALUE+
                                                              ------ ----------
                                                              (000)
 AGENCY OBLIGATIONS -- (1.4%)
 Federal Farm Credit Banks, Floating
   Rate Note, 1M USD LIBOR +
   0.045%, FRN
 (r)     2.522%, 04/16/21.................................... 5,000  $4,997,135
                                                                     ----------
 BONDS -- (71.1%)
 African Development Bank
         1.125%, 09/20/19....................................   500     497,353
         1.375%, 02/12/20....................................   250     247,893
         1.875%, 03/16/20.................................... 2,950   2,935,581
 Agence Francaise de Developpement
         1.375%, 08/02/19....................................   400     398,744
         1.625%, 01/21/20.................................... 1,110   1,102,743
         1.875%, 09/14/20.................................... 1,000     991,139
 Amazon.com, Inc.
         1.900%, 08/21/20....................................   400     396,961
 ANZ New Zealand International Ltd.
 (OMEGA) 2.600%, 09/23/19.................................... 1,000     999,505
         2.600%, 09/23/19....................................   900     899,554
 Apple, Inc.
         1.500%, 09/12/19....................................   400     398,322
         1.800%, 11/13/19.................................... 2,291   2,280,563
         1.800%, 05/11/20....................................   477     473,426
 (r)     2.767%, 05/11/20....................................   800     800,160
 #       2.000%, 11/13/20.................................... 2,000   1,985,400
 Apple, Inc., 3M USD LIBOR + 0.250%,
   FRN
 (r)     2.947%, 02/07/20....................................   500     500,767
 Apple, Inc., Floating Rate Note, 3M
   USD LIBOR + 0.300%, FRN
 (r)     3.034%, 05/06/19.................................... 1,300   1,300,079
 Asian Development Bank
         1.625%, 05/05/20....................................   500     496,125
 Australia & New Zealand Banking
   Group, Ltd.
         1.600%, 07/15/19....................................   750     748,517
         2.050%, 09/23/19....................................   250     249,457
 (OMEGA) 2.250%, 12/19/19.................................... 2,200   2,194,159
 Bank of Montreal
         3.100%, 07/13/20....................................   750     754,355
 Bank of Montreal, 3M USD LIBOR +
   0.440%, FRN
 (r)     3.051%, 06/15/20.................................... 3,710   3,724,952

                                                                  FACE
                                                                 AMOUNT   VALUE+
                                                                 ------ ----------
                                                                 (000)
Bank of Montreal, 3M USD LIBOR + 0.460%, FRN
(r)         3.057%, 04/13/21....................................   204  $  204,911
Bank of Nova Scotia (The)
            2.350%, 10/21/20.................................... 2,900   2,886,987
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)         2.879%, 01/08/21.................................... 1,000   1,001,248
Bank of Nova Scotia (The), 3M USD LIBOR + 0.620%, FRN
(r)         3.218%, 12/05/19.................................... 1,000   1,003,307
Berkshire Hathaway Finance Corp.
#(r)        2.904%, 01/10/20.................................... 1,900   1,903,734
Berkshire Hathaway Finance Corp., Floating Rate Note, 3M USD
  LIBOR + 0.260%, FRN
(r)         2.944%, 08/15/19....................................   500     500,391
BNG Bank NV
            1.875%, 06/11/19.................................... 1,892   1,890,657
            1.750%, 10/30/19.................................... 2,400   2,390,813
            1.625%, 11/25/19....................................   300     298,499
(OMEGA)     2.500%, 02/28/20....................................   500     500,023
            2.500%, 02/28/20.................................... 1,000   1,000,045
            1.750%, 03/24/20....................................   790     784,863
            1.750%, 10/05/20.................................... 1,900   1,881,551
BNG Bank NV, 3M USD LIBOR + 0.100%, FRN
(r)(OMEGA)  2.697%, 07/14/20.................................... 1,000   1,001,044
Caisse d'Amortissement de la Dette Sociale
(OMEGA)     1.750%, 09/24/19....................................   300     299,061
            1.750%, 09/24/19....................................   410     408,717
            1.875%, 01/13/20.................................... 1,000     995,673
            2.000%, 04/17/20.................................... 1,500   1,493,265
            1.875%, 07/28/20.................................... 3,300   3,276,946
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.310%, FRN..
(r)         2.908%, 10/05/20....................................   390     390,637
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M USD
  LIBOR + 0.180%, FRN
            2.657%, 04/06/20.................................... 1,000     999,826

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


                                                                 FACE
                                                                AMOUNT   VALUE+
                                                                ------ ----------
                                                                (000)
Chevron Corp.
           1.561%, 05/16/19.................................... 1,200  $1,199,488
           1.991%, 03/03/20....................................   750     746,411
Chevron Corp., Floating Rate Note, 3M
  USD LIBOR + 0.410%, FRN
#(r)       3.094%, 11/15/19....................................   900     901,843
Cisco Systems, Inc.
#          1.400%, 09/20/19....................................   861     857,082
#          4.450%, 01/15/20....................................   448     453,581
Commonwealth Bank of Australia
           2.300%, 09/06/19....................................   517     516,417
Commonwealth Bank of Australia,
  Floating Rate Note, 3M USD LIBOR +
  0.550%, FRN
(r)        3.157%, 09/06/19....................................   336     336,621
Commonwealth Bank of Australia,
  Floating Rate Note, 3M USD LIBOR +
  0.640%, FRN
(r)        3.378%, 11/07/19....................................   181     181,579
Cooperatieve Rabobank UA
           1.375%, 08/09/19....................................   250     249,142
           2.250%, 01/14/20....................................   300     299,177
           4.750%, 01/15/20....................................   200     202,859
Cooperatieve Rabobank UA, Floating
  Rate Note, 3M USD LIBOR + 0.510%,
  FRN
(r)        3.207%, 08/09/19.................................... 2,388   2,391,331
Council Of Europe Development Bank
           1.500%, 05/17/19.................................... 2,500   2,498,925
           1.625%, 03/10/20.................................... 2,806   2,786,089
CPPIB Capital, Inc.
(OMEGA)    1.250%, 09/20/19....................................   500     497,504
           2.375%, 01/29/21.................................... 2,000   1,997,932
CPPIB Capital, Inc., Floating Rate Note,
  3M USD LIBOR + 0.300%, FRN
(r)(OMEGA) 2.631%, 10/16/20.................................... 2,000   2,000,720
Dexia Credit Local SA
           1.875%, 01/29/20.................................... 1,000     995,157
Equinor ASA
#          2.250%, 11/08/19.................................... 1,371   1,367,266
#          2.900%, 11/08/20.................................... 2,000   2,009,573
Erste Abwicklungsanstalt
           1.375%, 10/30/19....................................   400     397,707
           2.500%, 03/13/20....................................   400     399,800
EUROFIMA
           1.750%, 05/29/20....................................   396     392,949

                                                                 FACE
                                                                AMOUNT   VALUE+
                                                                ------ ----------
                                                                (000)
European Bank for Reconstruction &
  Development
           1.750%, 11/26/19....................................   886  $  882,109
           1.625%, 05/05/20....................................   500     495,936
European Investment Bank
           1.125%, 08/15/19.................................... 2,000   1,992,088
           1.250%, 12/16/19.................................... 1,000     992,581
           1.625%, 03/16/20.................................... 1,092   1,083,805
#          1.750%, 05/15/20.................................... 1,500   1,489,765
#          1.375%, 06/15/20.................................... 2,700   2,669,171
(r)(OMEGA) 2.711%, 03/24/21.................................... 1,000   1,002,180
European Stability Mechanism
(OMEGA)    3.000%, 10/23/20....................................   500     504,272
Export Development Canada
#          1.750%, 08/19/19.................................... 1,700   1,696,234
(OMEGA)    2.300%, 02/10/20.................................... 1,820   1,816,967
FMS Wertmanagement
           1.000%, 08/16/19.................................... 1,000     995,498
           1.750%, 01/24/20.................................... 1,000     994,681
           2.250%, 02/03/20.................................... 1,000     998,490
           1.750%, 05/15/20.................................... 1,200   1,191,000
Inter-American Development Bank
           1.625%, 05/12/20.................................... 1,141   1,131,374
           1.875%, 06/16/20.................................... 6,200   6,162,813
Inter-American Development Bank, 3M
  USD LIBOR + 0.220%, FRN
(r)        2.817%, 10/15/20....................................   800     802,496
International Bank for Reconstruction &
  Development
           0.875%, 08/15/19....................................   500     497,577
           1.875%, 10/07/19.................................... 1,000     997,233
           1.875%, 04/21/20.................................... 1,700   1,690,956
International Finance Corp.
           1.625%, 07/16/20....................................   286     283,247
Kommunalbanken A.S.
           1.750%, 05/28/19....................................   600     599,660
           1.500%, 10/22/19.................................... 1,034   1,028,760
           1.625%, 01/15/20.................................... 1,200   1,192,807
#(OMEGA)   2.500%, 04/17/20....................................   300     300,109
           2.500%, 04/17/20.................................... 1,300   1,300,454
           1.750%, 09/15/20....................................   418     414,043
           1.375%, 10/26/20....................................   500     492,230
Kommunalbanken A.S., 3M USD LIBOR
  + 0.330%, FRN
(r)(OMEGA) 2.945%, 06/16/20.................................... 1,000   1,003,570

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


                                                                 FACE
                                                                AMOUNT   VALUE+
                                                                ------ ----------
                                                                (000)
Kommunalbanken A.S., Floating Rate
  Note, 3M USD LIBOR + 0.330%, FRN
(r)        2.945%, 06/16/20.................................... 1,000  $1,003,570
Kommunekredit
           1.125%, 08/23/19.................................... 3,900   3,882,700
           1.625%, 06/12/20.................................... 2,800   2,773,392
Kommuninvest I Sverige AB
           1.125%, 09/17/19....................................   800     795,701
           2.000%, 11/12/19....................................   700     698,012
           1.750%, 03/19/20.................................... 1,850   1,837,668
           2.500%, 06/01/20....................................   500     500,165
           1.625%, 09/01/20.................................... 2,000   1,977,792
(OMEGA)    1.625%, 09/01/20....................................   500     494,474
Kreditanstalt fuer Wiederaufbau
           4.000%, 01/27/20....................................   200     202,228
           1.750%, 03/31/20....................................   300     297,964
           1.500%, 04/20/20.................................... 2,200   2,180,102
           1.625%, 05/29/20.................................... 1,500   1,487,113
           1.875%, 06/30/20.................................... 2,800   2,783,276
           2.750%, 07/15/20.................................... 1,000   1,004,176
Landwirtschaftliche Rentenbank
           1.875%, 01/22/20.................................... 1,000     995,789
Municipality Finance P.L.C.
           1.750%, 05/21/19.................................... 1,350   1,349,417
           1.500%, 03/23/20....................................   968     959,346
Municipality Finance P.L.C., Floating
  Rate Note, 3M USD LIBOR +
  0.170%, FRN
(r)        2.908%, 02/07/20....................................   900     900,999
Municipality Finance P.L.C., Floating
  Rate Note, 3M USD LIBOR +
  0.500%, FRN
(r)        2.733%, 02/17/21.................................... 1,200   1,200,324
National Australia Bank, Ltd.
           1.375%, 07/12/19.................................... 1,700   1,696,042
National Australia Bank, Ltd., Floating
  Rate Note, 3M USD LIBOR +
  0.240%, FRN
(r)(OMEGA) 2.826%, 07/25/19.................................... 1,000   1,000,536
(r)(OMEGA) 2.869%, 08/29/19....................................   400     400,245
National Australia Bank, Ltd., Floating
  Rate Note, 3M USD LIBOR +
  0.590%, FRN
(r)(OMEGA) 3.174%, 01/10/20....................................   500     501,771

                                                                 FACE
                                                                AMOUNT   VALUE+
                                                                ------ ----------
                                                                (000)
Nederlandse Waterschapsbank NV
           1.750%, 09/05/19.................................... 1,300  $1,296,279
(OMEGA)    1.750%, 09/05/19.................................... 1,000     997,138
(OMEGA)    1.250%, 09/09/19....................................   450     447,941
(r)(OMEGA) 2.681%, 02/24/20.................................... 1,160   1,160,146
           1.625%, 03/04/20....................................   500     496,342
Nederlandse Waterschapsbank NV,
  Floating Rate Note, 3M USD LIBOR +
  0.200%, FRN
(r)        2.717%, 08/09/19.................................... 1,000   1,000,050
Nestle Holdings, Inc.
           2.125%, 01/14/20....................................   500     498,406
Nordea Bank Abp
#(OMEGA)   1.625%, 09/30/19....................................   449     447,057
Nordic Investment Bank
           2.500%, 04/28/20.................................... 1,800   1,800,624
           1.500%, 09/29/20.................................... 1,628   1,607,337
Novartis Capital Corp.
           1.800%, 02/14/20....................................   200     198,913
           4.400%, 04/24/20....................................   958     974,685
NRW Bank
           1.875%, 07/01/19....................................   500     499,433
           1.250%, 07/29/19....................................   260     259,146
           2.000%, 09/23/19....................................   800     798,192
           1.875%, 01/27/20.................................... 1,267   1,260,298
NRW Bank, 3M USD LIBOR +
  0.040%, FRN
(r)        2.778%, 02/08/21.................................... 2,600   2,599,740
Oesterreichische Kontrollbank AG
           1.750%, 01/24/20.................................... 2,300   2,288,341
           1.375%, 02/10/20.................................... 1,376   1,364,923
#          1.500%, 10/21/20....................................   500     493,089
Oesterreichische Kontrollbank AG,
  Floating Rate Note, 3M USD LIBOR +
  0.010%, FRN
(r)        2.621%, 09/15/20.................................... 4,000   3,999,160
Province of Alberta Canada
           1.900%, 12/06/19.................................... 4,800   4,781,955
Province of Manitoba Canada
#          1.750%, 05/30/19.................................... 2,607   2,605,332
Province of Ontario Canada
#          1.250%, 06/17/19....................................   523     522,173
           4.000%, 10/07/19....................................   300     301,715
           4.400%, 04/14/20.................................... 2,864   2,913,115
           1.875%, 05/21/20.................................... 1,600   1,590,110
Province of Quebec Canada
           3.500%, 07/29/20.................................... 2,052   2,077,824

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


                                                                 FACE
                                                                AMOUNT   VALUE+
                                                                ------ ----------
                                                                (000)
Province of Quebec Canada, Floating
  Rate Note, 3M USD LIBOR +
  0.280%, FRN
(r)        2.871%, 07/21/19.................................... 3,655  $3,657,427
Roche Holdings, Inc., Floating Rate Note,
  3M USD LIBOR + 0.340%, FRN
(r)(OMEGA) 2.941%, 09/30/19.................................... 3,800   3,804,927
Royal Bank of Canada
           1.500%, 07/29/19....................................   810     807,854
#          2.125%, 03/02/20.................................... 2,450   2,439,284
#          2.150%, 03/06/20.................................... 1,000     996,658
           2.150%, 10/26/20.................................... 1,700   1,689,139
#          2.350%, 10/30/20....................................   866     862,170
Royal Bank of Canada, 3M USD LIBOR
  + 0.240%, FRN
(r)        2.826%, 10/26/20....................................   477     477,558
Royal Bank of Canada, 3M USD LIBOR
  + 0.390%, FRN
(r)        2.973%, 04/30/21....................................   400     401,592
Royal Bank of Canada, Floating Rate
  Note, 3M USD LIBOR + 0.380%, FRN
(r)        2.995%, 03/02/20....................................   923     925,571
Shell International Finance BV
           1.375%, 09/12/19....................................   720     716,735
           4.300%, 09/22/19....................................   400     402,446
           4.375%, 03/25/20.................................... 1,500   1,523,076
           2.125%, 05/11/20.................................... 1,900   1,890,702
Shell International Finance BV, 3M USD
  LIBOR + 0.450%, FRN
(r)        3.147%, 05/11/20.................................... 2,604   2,614,845
Shell International Finance BV, Floating
  Rate Note, 3M USD LIBOR +
  0.350%, FRN
(r)        2.947%, 09/12/19.................................... 3,078   3,082,631
State of North Rhine-Westphalia
  Germany
           1.875%, 06/17/19....................................   300     299,711
           1.625%, 07/25/19.................................... 1,900   1,895,744
           1.250%, 09/16/19.................................... 1,500   1,492,392
           1.625%, 01/22/20.................................... 1,200   1,192,253
Svensk Exportkredit AB
           1.875%, 06/17/19.................................... 2,500   2,497,600
           1.125%, 08/28/19....................................   500     497,796
           1.750%, 05/18/20....................................   500     496,050
           1.875%, 06/23/20.................................... 1,300   1,291,521

                                                             FACE
                                                            AMOUNT   VALUE+
                                                            ------ ----------
                                                            (000)
       1.750%, 08/28/20.................................... 2,300  $2,278,926
       2.750%, 10/07/20....................................   700     702,815
  Svenska Handelsbanken AB
       2.250%, 06/17/19.................................... 2,300   2,298,563
       1.500%, 09/06/19....................................   400     398,410
  Svenska Handelsbanken AB, Floating
    Rate Note, 3M USD LIBOR +
    0.490%, FRN
  (r)  3.105%, 06/17/19....................................   500     500,280
  Toronto-Dominion Bank (The)
  (r)  3.040%, 07/02/19....................................   106     106,079
       1.900%, 10/24/19....................................   354     352,834
       3.000%, 06/11/20.................................... 2,700   2,711,968
  #    1.850%, 09/11/20....................................   500     495,378
  Toronto-Dominion Bank (The), 3M USD
    LIBOR + 0.260%, FRN
  (r)  2.875%, 09/17/20.................................... 1,600   1,603,612
  Toronto-Dominion Bank (The), 3M USD
    LIBOR + 0.280%, FRN
  (r)  2.881%, 06/11/20.................................... 1,800   1,803,666
  Toronto-Dominion Bank (The), Floating
    Rate Note, 3M USD LIBOR +
    0.650%, FRN
  #(r) 3.338%, 08/13/19....................................   500     500,942
  Total Capital International SA, Floating
    Rate Note, 3M USD LIBOR +
    0.350%, FRN
  (r)  2.975%, 06/19/19.................................... 1,127   1,127,588
  Total Capital SA
  #    4.450%, 06/24/20.................................... 1,498   1,529,004
  Toyota Motor Credit Corp.
  #    2.125%, 07/18/19....................................   187     186,817
       2.200%, 01/10/20.................................... 2,630   2,627,921
  #    2.150%, 03/12/20.................................... 1,177   1,174,016
  Toyota Motor Credit Corp., 3M USD
    LIBOR + 0.100%, FRN
  (r)  2.684%, 01/10/20.................................... 2,700   2,701,261
  Toyota Motor Credit Corp., 3M USD
    LIBOR + 0.170%, FRN
  (r)  2.785%, 09/18/20.................................... 1,000   1,000,650
  Toyota Motor Credit Corp., Floating Rate
    Note, 3M USD LIBOR + 0.140%, FRN
  (r)  2.833%, 11/14/19.................................... 1,000   1,000,623

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


                                                            FACE
                                                           AMOUNT    VALUE+
                                                           ------ ------------
                                                           (000)
  Toyota Motor Credit Corp., Floating
    Rate Note, 3M USD LIBOR +
    0.540%, FRN
  (r) 3.129%, 01/08/21....................................   969  $    974,244
  Toyota Motor Credit Corp., Floating
    Rate Note, VRN
  (r) 2.791%, 08/21/20....................................   500       499,413
  Walmart, Inc.
      1.750%, 10/09/19.................................... 3,330     3,315,897
      2.850%, 06/23/20.................................... 1,808     1,815,325
  Walmart, Inc., Floating Rate Note, 3M
    USD LIBOR + 0.040%, FRN
  (r) 2.641%, 06/23/20.................................... 2,902     2,903,805
  Westpac Banking Corp.
      1.600%, 08/19/19....................................   665       662,947
  Westpac Banking Corp., Floating Rate
    Note, 3M USD LIBOR + 0.710%,
    FRN
  (r) 3.398%, 05/13/19.................................... 1,000     1,000,264
                                                                  ------------
  TOTAL BONDS.............................................         252,300,408
                                                                  ------------
  U.S. TREASURY OBLIGATIONS -- (0.1%)
  United States Treasury Bill
      2.430%, 07/18/19....................................   500       497,430
                                                                  ------------
  CERTIFICATES OF DEPOSIT -- (2.7%)
  Bank of Montreal, Floating Rate Note,
    1M USD LIBOR + 0.200%, FRN
      2.673%, 05/07/19.................................... 1,000     1,000,049
  Bank of Montreal, Floating Rate Note,
    3M USD LIBOR + 0.190%, FRN
      2.798%, 03/06/20.................................... 4,000     4,004,319
  Bank of Nova Scotia, Floating Rate
    Note, 3M USD LIBOR + 0.050%,
    FRN
      2.689%, 02/27/20.................................... 1,800     1,800,138
  Bank of Nova Scotia, Floating Rate
    Note, 3M USD LIBOR + 0.190%,
    FRN
      2.791%, 03/11/20.................................... 2,000     2,002,534

                                                              FACE
                                                             AMOUNT    VALUE+
                                                             ------ ------------
                                                             (000)
Svenska Handelsbanken AB, Floating
  Rate Note, 3M USD LIBOR +
  0.220%, FRN
        2.811%, 01/22/20....................................   800  $    801,086
                                                                    ------------
TOTAL CERTIFICATES OF
  DEPOSIT...................................................           9,608,126
                                                                    ------------
TOTAL INVESTMENT
  SECURITIES................................................         267,403,099
                                                                    ------------
COMMERCIAL PAPER -- (21.5%)
        Banque Et Ciasse 3.000%, 05/10/19................... 1,500     1,498,993
Caisse Des Depots Et
(OMEGA) 2.540%, 05/14/19.................................... 1,000       999,046
(OMEGA) 2.520%, 07/26/19.................................... 1,000       993,850
Caisse Des Depots ET
(OMEGA) 2.551%, 07/05/19.................................... 1,500     1,493,098
(OMEGA) 2.571%, 07/17/19.................................... 1,500     1,491,778
(OMEGA) 2.572%, 07/22/19.................................... 4,000     3,976,594
Cisco Systems, Inc.
(OMEGA) 2.516%, 05/21/19.................................... 1,000       998,580
(OMEGA) 2.500%, 05/23/19.................................... 4,500     4,492,999
(OMEGA) 2.510%, 06/04/19.................................... 1,000       997,623
Erste Abwicklungsanstalt
(OMEGA) 2.500%, 05/14/19.................................... 1,000       999,056
(OMEGA) 2.530%, 08/02/19....................................   500       496,730
        European Investment Bank 2.552%, 07/09/19........... 1,000       995,145
Exxon Mobil Corp.
        2.552%, 06/14/19.................................... 1,000       996,981
        2.541%, 06/17/19.................................... 4,000     3,987,093
        2.541%, 06/24/19.................................... 5,000     4,981,422
(OMEGA) KFW 2.500%, 07/16/19................................ 1,000       994,554
(OMEGA) Landesbank Hessen-Thuringen 2.551%, 07/15/19........ 3,000     2,984,097
Nederlandse Waterschapsbank NV
(OMEGA) 2.569%, 06/24/19....................................   700       697,302
        2.571%, 07/03/19.................................... 3,000     2,986,544
        Nestle Finance International Ltd. 2.530%, 07/25/19.. 1,000       994,083
(OMEGA) NRW Bank 2.571%, 07/22/19........................... 1,000       994,188
        Oesterreichische Kontrollbank AG 2.490%, 06/03/19... 1,000       997,691

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
(OMEGA) Oversea-Chinese
          Banking Corp., Ltd.
          2.571%, 07/03/19.................................. 8,000  $ 7,963,833
Pfizer, Inc.
(OMEGA) 2.500%, 07/08/19.................................... 1,200    1,194,305
(OMEGA) 2.500%, 07/16/19.................................... 4,800    4,774,528
(OMEGA) 2.490%, 07/24/19.................................... 2,000    1,988,256
(OMEGA) Roche Holdings, Inc. 2.501%, 05/21/19............... 1,500    1,497,870
Sanofi
(OMEGA) 2.500%, 06/25/19.................................... 2,000    1,992,306
(OMEGA) 2.550%, 06/27/19.................................... 7,000    6,972,065
(OMEGA) 2.540%, 06/28/19.................................... 1,300    1,294,720
Total Capital Canada, Ltd.
(OMEGA) 2.500%, 07/02/19.................................... 5,000    4,977,932
(OMEGA) 2.561%, 07/10/19.................................... 1,000      995,016
(OMEGA) 2.480%, 07/16/19.................................... 1,500    1,491,880
(OMEGA) Walmart, Inc. 2.492%, 05/06/19...................... 1,000      999,599
                                                                    -----------
TOTAL COMMERCIAL PAPER......................................         76,189,757
                                                                    -----------

                                                            SHARES      VALUE+
                                                           --------- ------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional U.S. Government Money
        Market Fund 2.370%................................ 1,707,383 $  1,707,383
                                                                     ------------
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S)  The DFA Short Term Investment Fund..................   837,590    9,691,755
                                                                     ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $354,659,511).....................................           $354,991,994
                                                                     ============


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------
                                               LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ---------- ------------ ------- ------------
Agency Obligations...........................         -- $  4,997,135   --    $  4,997,135
Bonds........................................         --  252,300,408   --     252,300,408
U.S. Treasury Obligations....................         --      497,430   --         497,430
Certificates of Deposit......................         --    9,608,126   --       9,608,126
Commercial Paper.............................         --   76,189,757   --      76,189,757
Temporary Cash Investments................... $1,707,383           --   --       1,707,383
Securities Lending Collateral................         --    9,691,755   --       9,691,755
                                              ---------- ------------   --    ------------
TOTAL........................................ $1,707,383 $353,284,611   --    $354,991,994
                                              ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                           VA GLOBAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
BONDS -- (100.0%)
AUSTRALIA -- (4.1%)
Australia & New Zealand Banking Group, Ltd.
         2.625%, 11/09/22..................................      1,667  $ 1,653,312
Commonwealth Bank of Australia
(OMEGA)  2.750%, 03/10/22..................................      1,312    1,310,942
National Australia Bank, Ltd.
         2.800%, 01/10/22..................................      3,000    3,000,793
         2.500%, 05/22/22..................................      1,587    1,572,468
         0.350%, 09/07/22.................................. EUR  1,650    1,869,192
Toyota Finance Australia, Ltd.
         0.500%, 04/06/23.................................. EUR    900    1,023,674
Westpac Banking Corp.
         2.800%, 01/11/22..................................      2,400    2,401,508
         0.250%, 01/17/22.................................. EUR    600      676,942
         2.500%, 06/28/22..................................      1,412    1,398,135
         2.625%, 12/14/22.................................. GBP    400      542,660
                                                                        -----------
TOTAL AUSTRALIA............................................              15,449,626
                                                                        -----------
AUSTRIA -- (3.4%)
Oesterreichische Kontrollbank AG
         0.750%, 03/07/22.................................. GBP  1,836    2,367,569
Republic of Austria Government Bond
(OMEGA)  0.000%, 07/15/23.................................. EUR  9,100   10,354,479
                                                                        -----------
TOTAL AUSTRIA..............................................              12,722,048
                                                                        -----------
BELGIUM -- (0.9%)
Kingdom of Belgium Government Bond
         2.250%, 06/22/23.................................. EUR  2,550    3,172,402
                                                                        -----------
CANADA -- (22.7%)
Bank of Montreal
         1.880%, 03/31/21.................................. CAD 11,000    8,186,407
         1.900%, 08/27/21..................................      1,530    1,506,156
Bank of Nova Scotia (The)
         2.130%, 06/15/20.................................. CAD  2,000    1,493,708
         3.270%, 01/11/21.................................. CAD  2,500    1,903,542
(r)      3.032%, 04/20/21..................................      5,000    5,020,039
         2.700%, 03/07/22..................................      2,300    2,297,685
Canada Housing Trust No 1
(OMEGA)  1.450%, 06/15/20.................................. CAD  2,000    1,487,930
Canadian Imperial Bank of Commerce
         1.850%, 07/14/20.................................. CAD  4,000    2,978,010

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
CANADA -- (Continued)
(r)  2.908%, 10/05/20..................................        500  $   500,817
     0.750%, 03/22/23.................................. EUR  1,900    2,181,398
Manitoba, Province of Canada
     0.750%, 12/15/21.................................. GBP    500      643,656
Province of Alberta Canada
     1.350%, 09/01/21.................................. CAD  5,000    3,694,558
Province of British Columbia Canada
     3.250%, 12/18/21.................................. CAD  2,500    1,936,646
Province of Manitoba Canada
     1.550%, 09/05/21.................................. CAD  3,200    2,375,290
     1.500%, 12/15/22.................................. GBP    150      196,458
Province of Ontario Canada
     4.000%, 06/02/21.................................. CAD  5,000    3,901,172
     3.150%, 06/02/22.................................. CAD  4,800    3,721,406
Province of Quebec Canada
     0.875%, 05/24/22.................................. GBP    800    1,030,663
     3.500%, 12/01/22.................................. CAD  9,700    7,648,859
Quebec, Province of Canada
     2.375%, 01/22/24.................................. EUR  1,000    1,244,936
Royal Bank of Canada
     1.920%, 07/17/20.................................. CAD  5,000    3,726,431
     2.860%, 03/04/21.................................. CAD  1,000      757,573
(r)  2.973%, 04/30/21..................................        270      271,075
     2.750%, 02/01/22..................................      2,683    2,690,137
     1.968%, 03/02/22.................................. CAD  4,611    3,425,157
Toronto-Dominion Bank (The)
     1.693%, 04/02/20.................................. CAD  1,000      744,704
     2.563%, 06/24/20.................................. CAD  2,000    1,501,844
     1.994%, 03/23/22.................................. CAD  9,500    7,067,172
     0.625%, 07/20/23.................................. EUR  1,344    1,538,130
Total Capital Canada, Ltd.
     1.125%, 03/18/22.................................. EUR  2,500    2,907,298
Toyota Credit Canada, Inc.
     2.020%, 02/28/22.................................. CAD  8,150    6,046,160
     2.350%, 07/18/22.................................. CAD    800      598,158
                                                                    -----------
TOTAL CANADA...........................................              85,223,175
                                                                    -----------
DENMARK -- (4.1%)
Denmark Government Bond
     1.500%, 11/15/23.................................. DKK 55,000    8,983,039
Kommunekredit
     0.000%, 09/08/22.................................. EUR  1,072    1,209,293
     0.250%, 03/29/23.................................. EUR  3,000    3,413,793
     0.125%, 08/28/23.................................. EUR  1,611    1,822,980
                                                                    -----------
TOTAL DENMARK..........................................              15,429,105
                                                                    -----------

VA GLOBAL BOND PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
FINLAND -- (3.3%)
Finland Government Bond
(OMEGA)  0.000%, 09/15/23.................................. EUR  7,700  $ 8,757,492
Nordea Bank AB
         3.250%, 07/05/22.................................. EUR    500      617,441
OP Corporate Bank P.L.C.
         0.750%, 03/03/22.................................. EUR  2,700    3,092,819
                                                                        -----------
TOTAL FINLAND..............................................              12,467,752
                                                                        -----------
FRANCE -- (9.6%)
Agence Francaise de Developpement
         0.125%, 04/30/22.................................. EUR  1,700    1,924,488
Caisse d'Amortissement de la Dette Sociale
         0.125%, 11/25/22.................................. EUR  1,800    2,046,318
         0.125%, 10/25/23.................................. EUR  3,700    4,202,526
Dexia Credit Local SA
         0.250%, 06/02/22.................................. EUR  2,900    3,285,132
         1.125%, 06/15/22.................................. GBP  1,900    2,465,500
         0.250%, 06/01/23.................................. EUR  2,400    2,719,233
French Republic Government Bond OAT
         0.000%, 03/25/23.................................. EUR  3,046    3,465,906
         1.750%, 05/25/23.................................. EUR  1,700    2,071,942
Sanofi
         0.500%, 03/21/23.................................. EUR  6,600    7,555,286
Total Capital International SA
         2.875%, 02/17/22..................................      1,128    1,134,821
         2.125%, 03/15/23.................................. EUR  1,600    1,947,906
         0.250%, 07/12/23.................................. EUR    900    1,021,881
Unedic Asseo
         0.875%, 10/25/22.................................. EUR  1,800    2,093,483
         2.250%, 04/05/23.................................. EUR    100      122,764
                                                                        -----------
TOTAL FRANCE...............................................              36,057,186
                                                                        -----------
GERMANY -- (9.0%)
FMS Wertmanagement
         1.125%, 09/07/23.................................. GBP    800    1,038,934
Kreditanstalt fuer Wiederaufbau
         1.000%, 10/12/21.................................. NOK  5,000      572,591
         2.125%, 08/15/23.................................. EUR  2,800    3,459,605
         0.000%, 09/15/23.................................. EUR  3,964    4,488,644
         0.125%, 11/07/23.................................. EUR  1,250    1,423,261
Landeskreditbank Baden-Wuerttemberg Foerderbank
(r)      2.729%, 09/27/21..................................        400      400,996
         0.875%, 03/07/22.................................. GBP    100      129,342
Landwirtschaftliche Rentenbank
         2.625%, 06/17/20.................................. NOK  6,000      704,635

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
GERMANY -- (Continued)
     0.050%, 06/12/23.................................. EUR  3,900  $ 4,419,437
NRW Bank
(r)  2.778%, 02/08/21..................................        600      599,940
     0.000%, 11/11/22.................................. EUR    500      564,717
     0.125%, 03/10/23.................................. EUR  2,500    2,835,709
     0.125%, 07/07/23.................................. EUR  6,250    7,082,922
State of North Rhine-Westphalia Germany
     0.000%, 12/05/22.................................. EUR  4,080    4,610,314
     0.375%, 02/16/23.................................. EUR  1,350    1,546,467
                                                                    -----------
TOTAL GERMANY..........................................              33,877,514
                                                                    -----------
JAPAN -- (0.2%)
Toyota Credit Canada, Inc.
     2.200%, 02/25/21.................................. CAD  1,000      747,369
                                                                    -----------
LUXEMBOURG -- (3.2%)
European Financial Stability Facility
     0.500%, 01/20/23.................................. EUR    382      440,477
     0.125%, 10/17/23.................................. EUR  6,000    6,820,547
     0.200%, 01/17/24.................................. EUR  2,195    2,500,708
Nestle Finance International, Ltd.
     1.750%, 09/12/22.................................. EUR    500      596,647
Novartis Finance SA
     0.500%, 08/14/23.................................. EUR  1,500    1,717,476
                                                                    -----------
TOTAL LUXEMBOURG.......................................              12,075,855
                                                                    -----------
NETHERLANDS -- (6.4%)
Bank Nederlandse Gemeenten NV
     1.000%, 06/17/22.................................. GBP  2,000    2,592,608
     0.250%, 02/22/23.................................. EUR    600      684,335
BNG Bank NV
     0.050%, 07/11/23.................................. EUR  6,333    7,161,200
Cooperatieve Rabobank UA
     2.750%, 01/10/22..................................      1,300    1,297,871
     4.750%, 06/06/22.................................. EUR    300      386,350
     0.500%, 12/06/22.................................. EUR  2,213    2,538,140
Nederlandse Waterschapsbank NV
     0.125%, 09/25/23.................................. EUR    200      226,649
Roche Finance Europe BV
     0.500%, 02/27/23.................................. EUR    800      917,238
Shell International Finance BV
     2.000%, 12/20/19.................................. GBP    400      524,743
     1.750%, 09/12/21..................................      2,000    1,959,486
     1.250%, 03/15/22.................................. EUR  2,292    2,673,516
     1.000%, 04/06/22.................................. EUR  1,600    1,854,092
     2.375%, 08/21/22..................................      1,000      992,090
                                                                    -----------
TOTAL NETHERLANDS......................................              23,808,318
                                                                    -----------

VA GLOBAL BOND PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
NEW ZEALAND -- (0.2%)
ASB Finance, Ltd.
         0.500%, 06/10/22.................................. EUR    700  $   793,392
                                                                        -----------
NORWAY -- (5.1%)
Norway Government Bond
(OMEGA)  3.750%, 05/25/21.................................. NOK  7,000      850,520
(OMEGA)  2.000%, 05/24/23.................................. NOK 85,000   10,066,167
Equinor ASA
         2.000%, 09/10/20.................................. EUR    500      576,998
         5.625%, 03/11/21.................................. EUR  1,000    1,241,744
         3.150%, 01/23/22..................................        300      304,427
         0.875%, 02/17/23.................................. EUR  2,250    2,603,599
Kommunalbanken A.S.
         0.875%, 12/08/20.................................. GBP    500      650,355
         1.125%, 11/30/22.................................. GBP    150      194,891
         1.500%, 12/15/23.................................. GBP    500      657,706
Kommunalbanken AS
         1.125%, 12/15/21.................................. GBP  1,500    1,954,866
                                                                        -----------
TOTAL NORWAY...............................................              19,101,273
                                                                        -----------
SINGAPORE -- (0.6%)
Temasek Financial I, Ltd.
         0.500%, 03/01/22.................................. EUR  1,970    2,241,879
                                                                        -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (8.4%)
African Development Bank
         0.250%, 01/24/24.................................. EUR    500      570,047
Asian Development Bank
         0.200%, 05/25/23.................................. EUR  5,700    6,494,326
Council Of Europe Development Bank
         0.375%, 10/27/22.................................. EUR    150      171,890
         0.125%, 05/25/23.................................. EUR  2,885    3,277,482
European Investment Bank
         3.500%, 01/14/21.................................. SEK  9,000    1,003,451
         1.500%, 05/12/22.................................. NOK 40,000    4,626,730
         0.050%, 12/15/23.................................. EUR    400      454,176
         2.125%, 01/15/24.................................. EUR  2,000    2,489,505
European Stability Mechanism
         0.100%, 07/31/23.................................. EUR  8,197    9,308,332
Inter-American Investment Corp.
(r)      2.694%, 10/12/21..................................        900      900,486
Nordic Investment Bank
         1.375%, 06/19/23.................................. NOK 18,000    2,056,521
                                                                        -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS...............              31,352,946
                                                                        -----------
SWEDEN -- (8.3%)
Kommuninvest I Sverige AB
         0.250%, 06/01/22.................................. SEK 65,000    6,890,014
         0.750%, 02/22/23.................................. SEK 31,000    3,333,644

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- -----------
                                                                 (000)
SWEDEN -- (Continued)
         1.000%, 11/13/23.................................. SEK  3,000  $   326,023
Skandinaviska Enskilda Banken AB
         1.250%, 08/05/22.................................. GBP    100      128,989
Svensk Exportkredit AB
(r)      2.728%, 12/13/21..................................        500      501,146
         1.375%, 12/15/22.................................. GBP  4,150    5,431,711
         1.375%, 12/15/23.................................. GBP    500      653,653
Svenska Handelsbanken AB
         0.250%, 02/28/22.................................. EUR    934    1,055,811
         1.125%, 12/14/22.................................. EUR  2,700    3,143,119
Sweden Government Bond
         3.500%, 06/01/22.................................. SEK 39,000    4,607,479
(OMEGA)  1.500%, 11/13/23.................................. SEK 44,000    5,014,179
                                                                        -----------
TOTAL SWEDEN...............................................              31,085,768
                                                                        -----------
UNITED KINGDOM -- (0.5%)
Transport for London
         2.250%, 08/09/22.................................. GBP  1,333    1,787,577
                                                                        -----------
UNITED STATES -- (10.0%)
3M Co.
         0.375%, 02/15/22.................................. EUR  1,500    1,702,543
Apple, Inc.
         2.250%, 02/23/21..................................      1,891    1,882,367
         2.500%, 02/09/22..................................      1,700    1,697,119
         2.300%, 05/11/22..................................      1,500    1,488,495
         1.000%, 11/10/22.................................. EUR  2,550    2,969,111
Berkshire Hathaway, Inc.
         0.750%, 03/16/23.................................. EUR    700      803,164
Chevron Corp.
         2.411%, 03/03/22..................................        500      498,032
         2.498%, 03/03/22..................................      3,500    3,488,331
Coca-Cola Co. (The)
         2.200%, 05/25/22..................................        210      207,899
         1.125%, 09/22/22.................................. EUR  1,740    2,031,377
         0.750%, 03/09/23.................................. EUR  1,800    2,073,007
Merck & Co., Inc.
         2.350%, 02/10/22..................................      1,500    1,493,814
Microsoft Corp.
         2.400%, 02/06/22..................................      2,496    2,493,586
Novartis Capital Corp.
         2.400%, 09/21/22..................................        670      666,379
Oracle Corp.
         1.900%, 09/15/21..................................      3,500    3,441,957
         2.500%, 05/15/22..................................      2,250    2,238,773
Pfizer, Inc.
         2.200%, 12/15/21..................................      2,000    1,983,845
         0.250%, 03/06/22.................................. EUR  1,550    1,755,869
Procter & Gamble Co. (The)
         2.150%, 08/11/22..................................      1,474    1,457,381
         2.000%, 08/16/22.................................. EUR    100      119,828
Toyota Motor Credit Corp.
         2.750%, 05/17/21..................................      1,167    1,170,990

VA GLOBAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
UNITED STATES -- (Continued)
    2.600%, 01/11/22..................................      1,218  $  1,219,486
    0.750%, 07/21/22.................................. EUR    100       114,773
    2.375%, 02/01/23.................................. EUR     43        52,355
Walmart, Inc.
    1.900%, 04/08/22.................................. EUR    500       592,077
                                                                   ------------
TOTAL UNITED STATES...................................               37,642,558
                                                                   ------------
TOTAL BONDS...........................................              375,035,743
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $384,718,170).................................             $375,035,743
                                                                   ============

As of April 30, 2019, VA Global Bond Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                              UNREALIZED
                                                                               FOREIGN
                                                                               EXCHANGE
                                                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------  --------------- ----------------------------- ---------- -------------
USD     1,859,505  EUR   1,644,903 Citibank, N.A.                 05/03/19    $   14,581
USD     2,114,587  EUR   1,881,681 Citibank, N.A.                 05/03/19         4,093
USD     4,192,829  EUR   3,723,670 Citibank, N.A.                 05/03/19        16,359
USD       724,105  NOK   6,176,125 Citibank, N.A.                 05/08/19         8,081
USD     2,080,336  NOK  17,664,200 Citibank, N.A.                 05/08/19        32,452
USD     4,723,620  NOK  40,619,175 State Street Bank and Trust    05/08/19        14,470
USD    10,332,321  NOK  88,529,139 State Street Bank and Trust    05/08/19        68,770
USD     1,319,783  GBP   1,009,615 Citibank, N.A.                 05/09/19         2,750
USD    21,322,905  GBP  16,315,716 JP Morgan                      05/09/19        39,212
USD     9,153,026  DKK  60,404,034 State Street Bank and Trust    05/13/19        69,145
USD   104,064,210  EUR  92,180,576 State Street Bank and Trust    05/14/19       575,237
USD    73,650,370  EUR  64,958,987 Royal Bank of Scotland         05/17/19       703,620
USD    21,949,537  SEK 202,564,625 State Street Bank and Trust    05/20/19       590,775
USD     8,666,991  EUR   7,688,806 State Street Bank and Trust    06/27/19         1,942
USD     2,261,883  CAD   3,018,648 HSBC Bank                      07/10/19         4,680
USD    59,179,126  CAD  79,017,821 National Australia Bank Ltd.   07/10/19        93,313
                                                                              ----------
TOTAL APPRECIATION                                                            $2,239,480

EUR     7,711,454  USD   8,651,789 State Street Bank and Trust    05/03/19    $   (2,618)
EUR     2,877,194  USD   3,247,532 Bank of America Corp.          05/14/19       (17,374)
USD       514,429  EUR     461,200 Citibank, N.A.                 05/03/19        (2,853)
USD     1,460,600  NOK  12,653,666 Citibank, N.A.                 05/08/19        (6,392)
USD       576,182  GBP     445,555 Citibank, N.A.                 05/09/19        (5,040)
USD       791,705  EUR     708,782 Citibank, N.A.                 05/17/19        (4,234)
USD     3,087,075  CAD   4,142,989 Citibank, N.A.                 07/10/19       (10,857)
                                                                              ----------
TOTAL (DEPRECIATION)                                                          $  (49,368)
                                                                              ----------
TOTAL APPRECIATION
  (DEPRECIATION)                                                              $2,190,112
                                                                              ==========

VA GLOBAL BOND PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------
                                              LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                              ------- ------------ ------- ------------
Bonds
   Australia.................................   --    $ 15,449,626   --    $ 15,449,626
   Austria...................................   --      12,722,048   --      12,722,048
   Belgium...................................   --       3,172,402   --       3,172,402
   Canada....................................   --      85,223,175   --      85,223,175
   Denmark...................................   --      15,429,105   --      15,429,105
   Finland...................................   --      12,467,752   --      12,467,752
   France....................................   --      36,057,186   --      36,057,186
   Germany...................................   --      33,877,514   --      33,877,514
   Japan.....................................   --         747,369   --         747,369
   Luxembourg................................   --      12,075,855   --      12,075,855
   Netherlands...............................   --      23,808,318   --      23,808,318
   New Zealand...............................   --         793,392   --         793,392
   Norway....................................   --      19,101,273   --      19,101,273
   Singapore.................................   --       2,241,879   --       2,241,879
   Supranational Organization Obligations....   --      31,352,946   --      31,352,946
   Sweden....................................   --      31,085,768   --      31,085,768
   United Kingdom............................   --       1,787,577   --       1,787,577
   United States.............................   --      37,642,558   --      37,642,558
Forward Currency Contracts**.................   --       2,190,112   --       2,190,112
                                                --    ------------   --    ------------
TOTAL........................................   --    $377,225,855   --    $377,225,855
                                                ==    ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                 VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                               FACE
                                                            AMOUNT(+/-)    VALUE+
                                                            ----------- ------------
                                                               (000)
U.S. TREASURY OBLIGATIONS -- (99.8%)
Treasury Inflation Protected Security
    0.250%, 01/15/25.......................................    11,090   $ 11,709,716
    2.375%, 01/15/25.......................................     2,615      3,888,424
    0.375%, 07/15/25.......................................     7,420      7,898,757
    0.625%, 01/15/26.......................................    13,050     14,008,771
    2.000%, 01/15/26.......................................     7,440     10,422,622
    0.125%, 07/15/26.......................................    10,150     10,453,676
    0.375%, 01/15/27.......................................    15,250     15,785,028
    2.375%, 01/15/27.......................................     6,125      8,747,916
    0.375%, 07/15/27.......................................     5,400      5,526,545
    0.500%, 01/15/28.......................................       270        275,660
    1.750%, 01/15/28.......................................     5,830      7,751,954
    3.625%, 04/15/28.......................................     4,592      9,084,925
    2.500%, 01/15/29.......................................     5,050      7,027,810
    3.875%, 04/15/29.......................................     3,390      6,867,518
    3.375%, 04/15/32.......................................     1,870      3,575,624
                                                                        ------------
TOTAL U.S. TREASURY OBLIGATIONS............................              123,024,946
                                                                        ------------

                                                              SHARES
                                                            -----------
TEMPORARY CASH INVESTMENTS -- (0.2%)
    State Street Institutional U.S. Government Money
      Market Fund 2.370%...................................   200,497        200,497
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $122,848,173)......................................             $123,225,443
                                                                        ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------
                                              LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                              -------- ------------ ------- ------------
U.S. Treasury Obligations....................       -- $123,024,946   --    $123,024,946
Temporary Cash Investments................... $200,497           --   --         200,497
                                              -------- ------------   --    ------------
TOTAL........................................ $200,497 $123,024,946   --    $123,225,443
                                              ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                  DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                        SHARES      VALUE+
                                                                       --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,788,421 $ 40,042,744
Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,213,287   16,112,446
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,675,103   16,047,489
Investment in VA Global Bond Portfolio of
   DFA Investment Dimensions Group Inc................................ 1,525,427   16,047,489
Investment in U.S. Core Equity 1 Portfolio of
   DFA Investment Dimensions Group Inc................................   588,540   14,307,417
Investment in DFA Two-Year Global Fixed Income Portfolio of
   DFA Investment Dimensions Group Inc................................   645,778    6,425,491
Investment in VA Short-Term Fixed Portfolio of
   DFA Investment Dimensions Group Inc................................   624,416    6,418,996
Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc................................   290,925    6,155,964
Investment in VA U.S. Large Value Portfolio of
   DFA Investment Dimensions Group Inc................................   110,951    2,870,313
Investment in DFA Real Estate Securities Portfolio of
   DFA Investment Dimensions Group Inc................................    57,906    2,198,704
Investment in VA International Value Portfolio of
   DFA Investment Dimensions Group Inc................................   145,806    1,789,035
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $106,787,480).................................................           $128,416,088
                                                                                 ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------
                                           LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                         ------------ ------- ------- ------------
Affiliated Investment Companies......... $128,416,088   --      --    $128,416,088
                                         ------------   --      --    ------------
TOTAL................................... $128,416,088   --      --    $128,416,088
                                         ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                        VA EQUITY ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of
   DFA Investment Dimensions Group Inc...................... 635,817 $15,456,723
Investment in U.S. Large Company Portfolio of
   Dimensional Investment Group Inc......................... 544,476  12,381,393
Investment in International Core Equity Portfolio of
   DFA Investment Dimensions Group Inc...................... 591,636   7,856,932
Investment in VA U.S. Targeted Value Portfolio of
   DFA Investment Dimensions Group Inc...................... 385,166   6,925,277
Investment in Emerging Markets Core Equity Portfolio of
   DFA Investment Dimensions Group Inc...................... 196,441   4,156,696
Investment in VA U.S. Large Value Portfolio of
   DFA Investment Dimensions Group Inc...................... 149,823   3,875,910
Investment in VA International Small Portfolio of
   DFA Investment Dimensions Group Inc...................... 203,014   2,419,926
Investment in VA International Value Portfolio of
   DFA Investment Dimensions Group Inc...................... 147,670   1,811,906
Investment in DFA Real Estate Securities Portfolio of
   DFA Investment Dimensions Group Inc......................  39,087   1,484,124
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $54,281,654)........................................         $56,368,887
                                                                     ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------
                                           LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                         -----------  ------- ------- -----------
Affiliated Investment Companies......... $56,368,887    --      --    $56,368,887
                                         -----------    --      --    -----------
TOTAL................................... $56,368,887    --      --    $56,368,887
                                         ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                VA U.S.                             VA               VA
                                                             TARGETED VALUE  VA U.S. LARGE    INTERNATIONAL    INTERNATIONAL
                                                               PORTFOLIO*   VALUE PORTFOLIO* VALUE PORTFOLIO* SMALL PORTFOLIO*
                                                             -------------- ---------------- ---------------- ----------------
ASSETS:
Investments at Value (including $51,564, $6,102, $22,738
  and $20,093 of securities on loan, respectively).......... $      344,846  $      498,554   $      306,174   $      235,159
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $29,269, $4,629, $23,906 and
  $13,854)..................................................         29,271           4,629           23,907           13,856
Foreign Currencies at Value.................................             --              --              224              102
Cash........................................................             --              --              750               86
Receivables:
   Investment Securities Sold...............................            875             829            1,900              126
   Dividends and Interest...................................            140             632            2,375            1,185
   Securities Lending Income................................             10               1               20               47
   Fund Shares Sold.........................................            333             417              214              151
Prepaid Expenses and Other Assets...........................             --               1               --               --
                                                             --------------  --------------   --------------   --------------
       Total Assets.........................................        375,475         505,063          335,564          250,712
                                                             --------------  --------------   --------------   --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         29,265           4,628           23,907           13,855
   Investment Securities Purchased..........................             --             156              541               35
   Fund Shares Redeemed.....................................             52              89               46               51
   Due to Advisor...........................................             99             102              103               97
   Line of Credit...........................................            242             677               --               --
Accrued Expenses and Other Liabilities......................             55              56               45               67
                                                             --------------  --------------   --------------   --------------
       Total Liabilities....................................         29,713           5,708           24,642           14,105
                                                             --------------  --------------   --------------   --------------
NET ASSETS.................................................. $      345,762  $      499,355   $      310,922   $      236,607
                                                             ==============  ==============   ==============   ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................     19,232,694      19,300,278       25,345,811       19,853,070
                                                             ==============  ==============   ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE........................................... $        17.98  $        25.87   $        12.27   $        11.92
                                                             ==============  ==============   ==============   ==============
Investments at Cost......................................... $      323,402  $      402,386   $      308,172   $      232,607
                                                             ==============  ==============   ==============   ==============
Foreign Currencies at Cost.................................. $           --  $           --   $          224   $          106
                                                             ==============  ==============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      316,231  $      395,653   $      312,438   $      230,192
Total Distributable Earnings (Loss).........................         29,531         103,702           (1,516)           6,415
                                                             --------------  --------------   --------------   --------------
NET ASSETS.................................................. $      345,762  $      499,355   $      310,922   $      236,607
                                                             ==============  ==============   ==============   ==============
(1) NUMBER OF SHARES AUTHORIZED.............................  1,000,000,000   1,000,000,000    1,000,000,000    1,000,000,000
                                                             ==============  ==============   ==============   ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                  VIT INFLATION-
                                                                    VA SHORT-                       PROTECTED
                                                                   TERM FIXED       VA GLOBAL       SECURITIES
                                                                  PORTFOLIO/+, /* BOND PORTFOLIO    PORTFOLIO
                                                                  --------------  --------------  --------------
ASSETS:
Investments at Value (including $9,487, $0 and $0 of securities
  on loan, respectively)......................................... $      343,593  $      375,036  $      123,025
Temporary Cash Investments at Value & Cost.......................          1,707              --             200
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $9,691, $0 and $0)....................          9,692              --              --
Foreign Currencies at Value......................................             --               5              --
Cash.............................................................             --           3,690              --
Receivables:
   Investment Securities Sold....................................             --           3,026              --
   Dividends and Interest........................................          1,310           1,862             312
   Fund Shares Sold..............................................            220             149              26
Unrealized Gain on Forward Currency Contracts....................             --           2,239              --
Unrealized Gain on Foreign Currency Contracts....................             --              10              --
Prepaid Expenses and Other Assets................................              2               1              --
                                                                  --------------  --------------  --------------
       Total Assets..............................................        356,524         386,018         123,563
                                                                  ==============  ==============  ==============
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..............................          9,692               1              --
   Investment Securities Purchased...............................            497           2,999              --
   Fund Shares Redeemed..........................................            147             247              --
   Due to Advisor................................................             31              66              10
Unrealized Loss on Forward Currency Contracts....................             --              49              --
Accrued Expenses and Other Liabilities...........................             44              48              22
                                                                  --------------  --------------  --------------
       Total Liabilities.........................................         10,411           3,410              32
                                                                  --------------  --------------  --------------
NET ASSETS....................................................... $      346,113  $      382,608  $      123,531
                                                                  ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..........................     33,659,576      36,369,160      12,329,338
                                                                  ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE......... $        10.28  $        10.52  $        10.02
                                                                  ==============  ==============  ==============
Investments at Cost.............................................. $      343,261  $      384,718  $      122,648
                                                                  ==============  ==============  ==============
Foreign Currencies at Cost....................................... $           --  $            4  $           --
                                                                  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................. $      343,889  $      389,668  $      124,337
Total Distributable Earnings (Loss)..............................          2,224          (7,060)           (806)
                                                                  --------------  --------------  --------------
NET ASSETS....................................................... $      346,113  $      382,608  $      123,531
                                                                  ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED..................................  1,000,000,000   1,000,000,000   1,000,000,000
                                                                  ==============  ==============  ==============

--------
+ See Note C to the Financial Statements for additional information about the
  Due to Advisor payable.
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                       DFA VA
                                                       GLOBAL
                                                      MODERATE      VA EQUITY
                                                     ALLOCATION     ALLOCATION
                                                     PORTFOLIO/+/   PORTFOLIO
                                                    -------------- ------------
 ASSETS:
 Investments in Affiliated Investment Companies at
   Value........................................... $      128,416 $     56,369
 Cash..............................................             --        1,113
 Receivables:
    Investment Securities/Affiliated Investment
      Companies Sold...............................            884           --
    Fund Shares Sold...............................            752           13
    Due from Advisor...............................              9           --
    Futures Margin Variation.......................             --            3
                                                    -------------- ------------
        Total Assets...............................        130,061       57,498
                                                    -------------- ------------
 LIABILITIES:
 Payables:
    Investment Securities/Affiliated Investment
      Companies Purchased..........................             --        1,085
    Due to Advisor.................................             --            3
    Line of Credit.................................            819           --
 Accrued Expenses and Other Liabilities............             15            7
                                                    -------------- ------------
        Total Liabilities..........................            834        1,095
                                                    -------------- ------------
 NET ASSETS........................................ $      129,227 $     56,403
                                                    ============== ============
 SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........     10,022,608    5,087,243
                                                    ============== ============
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE....................................... $        12.89 $      11.09
                                                    ============== ============
 Investments in Affiliated Investment Companies at
   Cost............................................ $      106,787 $     54,282
                                                    ============== ============
 NET ASSETS CONSIST OF:
 Paid-In Capital................................... $      106,865 $     53,943
 Total Distributable Earnings (Loss)...............         22,362        2,460
                                                    -------------- ------------
 NET ASSETS........................................ $      129,227 $     56,403
                                                    ============== ============
 (1) NUMBER OF SHARES AUTHORIZED...................  1,000,000,000  500,000,000
                                                    ============== ============

--------
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                           VA U.S.                             VA               VA
                                                        TARGETED VALUE  VA U.S. LARGE    INTERNATIONAL    INTERNATIONAL
                                                          PORTFOLIO#   VALUE PORTFOLIO# VALUE PORTFOLIO# SMALL PORTFOLIO#
                                                        -------------- ---------------- ---------------- ----------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $3, $0, $536 and $264, respectively)..............    $ 2,734         $ 6,016          $ 5,381          $ 2,744
   Income from Securities Lending......................         81               6               81              269
                                                           -------         -------          -------          -------
       Total Investment Income.........................      2,815           6,022            5,462            3,013
                                                           -------         -------          -------          -------
EXPENSES
   Investment Management Fees..........................        572             583              582              555
   Accounting & Transfer Agent Fees....................         16              19               18               17
   Custodian Fees......................................          6               4               22               37
   Shareholders' Reports...............................          9              11                9                9
   Directors'/Trustees' Fees & Expenses................          1               2                1                1
   Professional Fees...................................          2               3                2                2
   Other...............................................          8               7                6                8
                                                           -------         -------          -------          -------
       Total Expenses..................................        614             629              640              629
                                                           -------         -------          -------          -------
   Fees Paid Indirectly (Note C).......................         --              --              (11)              (6)
                                                           -------         -------          -------          -------
   Net Expenses........................................        614             629              629              623
                                                           -------         -------          -------          -------
   NET INVESTMENT INCOME (LOSS)........................      2,201           5,393            4,833            2,390
                                                           -------         -------          -------          -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**....................      6,771           4,217           (1,516)           2,221
       Affiliated Investment Companies Shares Sold.....          2              --               --               --
       Futures.........................................         --              --              (15)              --
       Foreign Currency Transactions...................         --              --              (42)             (28)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency......      5,004          12,636           10,754            6,717
       Affiliated Investment Companies Shares..........          2              --               --                2
       Translation of Foreign
         Currency-Denominated Amounts..................         --              --               (5)              (2)
                                                           -------         -------          -------          -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).............     11,779          16,853            9,176            8,910
                                                           -------         -------          -------          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS......................................    $13,980         $22,246          $14,009          $11,300
                                                           =======         =======          =======          =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)


                                                                                 VIT INFLATION-
                                                       VA SHORT-                   PROTECTED
                                                       TERM FIXED   VA GLOBAL      SECURITIES
                                                       PORTFOLIO  BOND PORTFOLIO   PORTFOLIO
                                                       ---------- -------------- --------------
INVESTMENT INCOME
   Interest...........................................   $4,032      $ 1,801         $  593
   Income from Securities Lending.....................        8            2             --
                                                         ------      -------         ------
       Total Investment Income........................    4,040        1,803            593
                                                         ------      -------         ------
EXPENSES
   Investment Management Fees.........................      358          388             62
   Accounting & Transfer Agent Fees...................       16           17             11
   Custodian Fees.....................................        4           10              1
   Shareholders' Reports..............................        9            8              7
   Directors'/Trustees' Fees & Expenses...............        1            2             --
   Professional Fees..................................        2            2             --
   Other..............................................        2            4              1
                                                         ------      -------         ------
       Total Expenses.................................      392          431             82
                                                         ------      -------         ------
   Fees Paid Indirectly (Note C)......................       --           (5)            --
                                                         ------      -------         ------
   Net Expenses.......................................      392          426             82
                                                         ------      -------         ------
   NET INVESTMENT INCOME (LOSS).......................    3,648        1,377            511
                                                         ------      -------         ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**...................       13       (2,672)          (333)
       Foreign Currency Transactions..................       --          (32)            --
       Forward Currency Contracts.....................       --       11,275             --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency.....    1,392        4,579          6,102
       Translation of Foreign
         Currency-Denominated Amounts.................       --            4             --
       Forward Currency Contracts.....................       --       (3,814)            --
                                                         ------      -------         ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)............    1,405        9,340          5,769
                                                         ------      -------         ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.....................................   $5,053      $10,717         $6,280
                                                         ======      =======         ======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)


                                                            DFA VA
                                                            GLOBAL
                                                           MODERATE  VA EQUITY
                                                          ALLOCATION ALLOCATION
                                                          PORTFOLIO* PORTFOLIO*
                                                          ---------- ----------
 INVESTMENT INCOME
 Investment Income
 Income Distributions Received from Affiliated
   Investment Companies..................................   $2,185     $  521
                                                            ------     ------
        Total Investment Income..........................    2,185        521
                                                            ------     ------
 EXPENSES
    Investment Management Fees...........................      151         69
    Accounting & Transfer Agent Fees.....................        8          8
    Custodian Fees.......................................        1          2
    Shareholders' Reports................................        6          3
    Other................................................        1          1
                                                            ------     ------
        Total Expenses...................................      167         83
                                                            ------     ------
    Fees (Waived), (Expenses Reimbursed), and/or
      Previously Waived Fees Recovered by Advisor
      (Note C)...........................................      (92)       (50)
                                                            ------     ------
    Net Expenses.........................................       75         33
                                                            ------     ------
    NET INVESTMENT INCOME (LOSS).........................    2,110        488
                                                            ------     ------
 REALIZED AND UNREALIZED GAIN (LOSS)
    Capital Gain Distributions Received from Affiliated
      Investment Companies...............................      539        627
    Net Realized Gain (Loss) on:
        Affiliated Investment Companies Shares Sold......      266       (185)
        Futures..........................................       --          3
    Change in Unrealized Appreciation (Depreciation) of:
        Affiliated Investment Companies Shares...........    4,445      2,841
                                                            ------     ------
    NET REALIZED AND UNREALIZED GAIN (LOSS)..............    5,250      3,286
                                                            ------     ------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS............................................   $7,360     $3,774
                                                            ======     ======

--------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Underlying Funds (Affiliated Investment Companies).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                    VA U.S. TARGETED        VA U.S. LARGE
                                                                                     VALUE PORTFOLIO       VALUE PORTFOLIO
                                                                                  --------------------  --------------------
                                                                                  SIX MONTHS    YEAR    SIX MONTHS    YEAR
                                                                                     ENDED      ENDED      ENDED      ENDED
                                                                                    APR 30,    OCT 31,    APR 30,    OCT 31,
                                                                                     2019       2018       2019       2018
                                                                                  ----------- --------  ----------- --------
                                                                                  (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................................  $  2,201   $  4,084   $  5,393   $  8,881
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..........................................     6,771     22,493      4,217     13,676
       Affiliated Investment Companies Shares Sold...............................         2         (2)        --         (1)
       Foreign Currency Transactions.............................................        --         (1)        --         --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................     5,004    (30,187)    12,636    (15,933)
       Affiliated Investment Companies Shares....................................         2         (1)        --         --
                                                                                   --------   --------   --------   --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........    13,980     (3,614)    22,246      6,623
                                                                                   --------   --------   --------   --------
Distributions:
       Institutional Class Shares................................................   (23,676)   (24,470)   (21,355)   (22,176)
                                                                                   --------   --------   --------   --------
          Total Distributions....................................................   (23,676)   (24,470)   (21,355)   (22,176)
                                                                                   --------   --------   --------   --------
Capital Share Transactions (1):
   Shares Issued.................................................................    32,741     89,298     44,742    164,488
   Shares Issued in Lieu of Cash Distributions...................................    23,427     24,237     21,314     22,127
   Shares Redeemed...............................................................   (31,759)   (81,207)   (38,860)   (74,358)
                                                                                   --------   --------   --------   --------
          Net Increase (Decrease) from Capital Share Transactions................    24,409     32,328     27,196    112,257
                                                                                   --------   --------   --------   --------
          Total Increase (Decrease) in Net Assets................................    14,713      4,244     28,087     96,704
NET ASSETS
   Beginning of Period...........................................................   331,049    326,805    471,268    374,564
                                                                                   --------   --------   --------   --------
   End of Period.................................................................  $345,762   $331,049   $499,355   $471,268
                                                                                   ========   ========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................     1,901      4,407      1,816      6,091
   Shares Issued in Lieu of Cash Distributions...................................     1,507      1,268        925        842
   Shares Redeemed...............................................................    (1,828)    (4,027)    (1,567)    (2,743)
                                                                                   --------   --------   --------   --------
          Net Increase (Decrease) from Shares Issued and Redeemed................     1,580      1,648      1,174      4,190
                                                                                   ========   ========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  VA INTERNATIONAL VALUE   VA INTERNATIONAL
                                                                                        PORTFOLIO           SMALL PORTFOLIO
                                                                                  --------------------   --------------------
                                                                                  SIX MONTHS     YEAR    SIX MONTHS    YEAR
                                                                                     ENDED       ENDED      ENDED      ENDED
                                                                                    APR 30,     OCT 31,    APR 30,    OCT 31,
                                                                                     2019        2018       2019       2018
                                                                                  -----------  --------  ----------- --------
                                                                                  (UNAUDITED)            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................................  $  4,833    $  8,674   $  2,390   $  5,010
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..........................................    (1,516)      6,160      2,221     11,869
       Affiliated Investment Companies Shares Sold...............................        --          (2)        --         (1)
       Futures...................................................................       (15)         11         --       (152)
       Foreign Currency Transactions.............................................       (42)       (143)       (28)      (153)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................    10,754     (40,077)     6,717    (41,036)
       Affiliated Investment Companies Shares....................................        --           2          2         (2)
       Translation of Foreign Currency-Denominated Amounts.......................        (5)        (14)        (2)        (5)
                                                                                   --------    --------   --------   --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........    14,009     (25,389)    11,300    (24,470)
                                                                                   --------    --------   --------   --------
Distributions:
       Institutional Class Shares................................................    (9,209)     (7,102)   (14,630)   (11,487)
                                                                                   --------    --------   --------   --------
          Total Distributions....................................................    (9,209)     (7,102)   (14,630)   (11,487)
                                                                                   --------    --------   --------   --------
Capital Share Transactions (1):
   Shares Issued.................................................................    39,183      93,010     25,860     67,312
   Shares Issued in Lieu of Cash Distributions...................................     9,183       7,081     14,442     11,354
   Shares Redeemed...............................................................   (21,393)    (40,579)   (19,289)   (50,970)
                                                                                   --------    --------   --------   --------
          Net Increase (Decrease) from Capital Share Transactions................    26,973      59,512     21,013     27,696
                                                                                   --------    --------   --------   --------
          Total Increase (Decrease) in Net Assets................................    31,773      27,021     17,683     (8,261)
NET ASSETS
   Beginning of Period...........................................................   279,149     252,128    218,924    227,185
                                                                                   --------    --------   --------   --------
   End of Period.................................................................  $310,922    $279,149   $236,607   $218,924
                                                                                   ========    ========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................     3,321       6,918      2,247      4,848
   Shares Issued in Lieu of Cash Distributions...................................       832         531      1,375        833
   Shares Redeemed...............................................................    (1,812)     (3,030)    (1,674)    (3,666)
                                                                                   --------    --------   --------   --------
          Net Increase (Decrease) from Shares Issued and Redeemed................     2,341       4,419      1,948      2,015
                                                                                   ========    ========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                             VIT INFLATION-
                                                               VA SHORT-TERM FIXED        VA GLOBAL       PROTECTED SECURITIES
                                                                    PORTFOLIO          BOND PORTFOLIO           PORTFOLIO
                                                              --------------------  --------------------  --------------------
                                                              SIX MONTHS    YEAR    SIX MONTHS    YEAR    SIX MONTHS    YEAR
                                                                 ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                                                APR 30,    OCT 31,    APR 30,    OCT 31,    APR 30,    OCT 31,
                                                                 2019       2018       2019       2018       2019       2018
                                                              ----------- --------  ----------- --------  ----------- --------
                                                              (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..............................  $  3,648   $  4,579   $  1,377   $  3,673   $    511   $  3,515
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/......................        13       (619)    (2,672)    (5,076)      (333)      (792)
       Affiliated Investment Companies Shares Sold...........        --         (1)        --         --         --         --
       Foreign Currency Transactions.........................        --         --        (32)       (13)        --         --
       Forward Currency Contracts............................        --         --     11,275     12,192         --         --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency............     1,392       (765)     4,579    (13,591)     6,102     (4,788)
       Translation of Foreign Currency-Denominated
         Amounts.............................................        --         --          4        (22)        --         --
       Forward Currency Contracts............................        --         --     (3,814)     4,695         --         --
                                                               --------   --------   --------   --------   --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations........................     5,053      3,194     10,717      1,858      6,280     (2,065)
                                                               --------   --------   --------   --------   --------   --------
Distributions:
       Institutional Class Shares............................    (4,625)    (2,602)   (16,766)    (5,666)    (2,654)    (2,974)
                                                               --------   --------   --------   --------   --------   --------
          Total Distributions................................    (4,625)    (2,602)   (16,766)    (5,666)    (2,654)    (2,974)
                                                               --------   --------   --------   --------   --------   --------
Capital Share Transactions (1):
   Shares Issued.............................................    82,749    113,039     35,944    103,881     12,232     37,372
   Shares Issued in Lieu of Cash Distributions...............     4,616      2,596     16,569      5,594      2,654      2,974
   Shares Redeemed...........................................   (34,594)   (73,385)   (24,847)   (54,996)   (22,727)   (26,198)
                                                               --------   --------   --------   --------   --------   --------
          Net Increase (Decrease) from Capital Share
            Transactions.....................................    52,771     42,250     27,666     54,479     (7,841)    14,148
                                                               --------   --------   --------   --------   --------   --------
          Total Increase (Decrease) in Net Assets............    53,199     42,842     21,617     50,671     (4,215)     9,109
NET ASSETS
   Beginning of Period.......................................   292,914    250,072    360,991    310,320    127,746    118,637
                                                               --------   --------   --------   --------   --------   --------
   End of Period.............................................  $346,113   $292,914   $382,608   $360,991   $123,531   $127,746
                                                               ========   ========   ========   ========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.............................................     8,096     11,067      3,418      9,770      1,247      3,788
   Shares Issued in Lieu of Cash Distributions...............       454        256      1,612        525        277        299
   Shares Redeemed...........................................    (3,380)    (7,185)    (2,374)    (5,167)    (2,328)    (2,659)
                                                               --------   --------   --------   --------   --------   --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed.....................................     5,170      4,138      2,656      5,128       (804)     1,428
                                                               ========   ========   ========   ========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                         DFA VA
                                                                                     GLOBAL MODERATE    VA EQUITY ALLOCATION
                                                                                  ALLOCATION PORTFOLIO       PORTFOLIO
                                                                                  --------------------  -------------------
                                                                                  SIX MONTHS    YEAR    SIX MONTHS   YEAR
                                                                                     ENDED      ENDED      ENDED     ENDED
                                                                                    APR 30,    OCT 31,    APR 30,   OCT 31,
                                                                                     2019       2018       2019      2018
                                                                                  ----------- --------  ----------- -------
                                                                                  (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................................  $  2,110   $  2,302    $   488   $   524
   Capital Gain Distributions Received from Affiliated Investment Companies......       539        607        627       292
   Net Realized Gain (Loss) on:..................................................
       Affiliated Investment Companies Shares Sold...............................       266        304       (185)      (89)
       Futures...................................................................        --         --          3        --
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................................     4,445     (2,937)     2,841    (1,892)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) in Net Assets Resulting from Operations........     7,360        276      3,774    (1,165)
                                                                                   --------   --------    -------   -------
Distributions:
       Institutional Class Shares................................................    (2,963)    (3,423)    (1,004)     (318)
                                                                                   --------   --------    -------   -------
          Total Distributions....................................................    (2,963)    (3,423)    (1,004)     (318)
                                                                                   --------   --------    -------   -------
Capital Share Transactions (1):
   Shares Issued.................................................................    10,286     37,320     11,306    29,104
   Shares Issued in Lieu of Cash Distributions...................................     2,963      3,423      1,003       318
   Shares Redeemed...............................................................    (7,277)   (55,086)    (2,007)   (3,395)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) from Capital Share Transactions................     5,972    (14,343)    10,302    26,027
                                                                                   --------   --------    -------   -------
          Total Increase (Decrease) in Net Assets................................    10,369    (17,490)    13,072    24,544
NET ASSETS
   Beginning of Period...........................................................   118,858    136,348     43,331    18,787
                                                                                   --------   --------    -------   -------
   End of Period.................................................................  $129,227   $118,858    $56,403   $43,331
                                                                                   ========   ========    =======   =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................       833      2,885      1,068     2,629
   Shares Issued in Lieu of Cash Distributions...................................       254        270        104        29
   Shares Redeemed...............................................................      (584)    (4,308)      (192)     (305)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) from Shares Issued and Redeemed................       503     (1,153)       980     2,353
                                                                                   ========   ========    =======   =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   VA U.S. TARGETED VALUE PORTFOLIO
                                                   ----------------------------------------------------------------
                                                   SIX MONTHS      YEAR       YEAR      YEAR      YEAR       YEAR
                                                      ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
                                                     APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                      2019         2018       2017      2016      2015       2014
                                                   -----------   --------   --------  --------  --------   --------
                                                   (UNAUDITED)
Net Asset Value, Beginning of Period..............  $  18.75     $  20.42   $  17.23  $  17.94  $  19.28   $  17.63
                                                    --------     --------   --------  --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.12         0.23       0.20      0.21      0.23       0.17
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.44        (0.42)      3.86      0.54     (0.44)      1.62
                                                    --------     --------   --------  --------  --------   --------
       Total from Investment Operations...........      0.56        (0.19)      4.06      0.75     (0.21)      1.79
                                                    --------     --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.19)       (0.21)     (0.19)    (0.24)    (0.18)     (0.14)
   Net Realized Gains.............................     (1.14)       (1.27)     (0.68)    (1.22)    (0.95)        --
                                                    --------     --------   --------  --------  --------   --------
       Total Distributions........................     (1.33)       (1.48)     (0.87)    (1.46)    (1.13)     (0.14)
                                                    --------     --------   --------  --------  --------   --------
Net Asset Value, End of Period....................  $  17.98     $  18.75   $  20.42  $  17.23  $  17.94   $  19.28
                                                    ========     ========   ========  ========  ========   ========
Total Return......................................      4.10%(B)    (1.05%)    23.81%     4.87%    (0.80%)    10.19%
                                                    --------     --------   --------  --------  --------   --------
Net Assets, End of Period (thousands).............  $345,762     $331,049   $326,805  $247,103  $190,237   $206,769
Ratio of Expenses to Average Net Assets...........      0.38%(C)     0.37%      0.37%     0.38%     0.39%      0.37%
Ratio of Net Investment Income to Average Net
  Assets..........................................      1.35%(C)     1.14%      1.05%     1.25%     1.27%      0.93%
Portfolio Turnover Rate...........................        10%(B)       24%        28%       33%       33%        21%

                                                                    VA U.S. LARGE VALUE PORTFOLIO
                                                   --------------------------------------------------------------
                                                   SIX MONTHS      YEAR      YEAR      YEAR      YEAR      YEAR
                                                      ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
                                                     APR 30,      OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                      2019         2018      2017      2016      2015      2014
                                                   -----------   --------  --------  --------  --------  --------
                                                   (UNAUDITED)
Net Asset Value, Beginning of Period..............  $  26.00     $  26.88  $  22.22  $  22.83  $  23.47  $  22.58
                                                    --------     --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.29         0.53      0.51      0.48      0.46      0.39
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.75         0.15      4.76      0.43     (0.24)     2.67
                                                    --------     --------  --------  --------  --------  --------
       Total from Investment Operations...........      1.04         0.68      5.27      0.91      0.22      3.06
                                                    --------     --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.59)       (0.49)    (0.44)    (0.47)    (0.43)    (0.32)
   Net Realized Gains.............................     (0.58)       (1.07)    (0.17)    (1.05)    (0.43)    (1.85)
                                                    --------     --------  --------  --------  --------  --------
       Total Distributions........................     (1.17)       (1.56)    (0.61)    (1.52)    (0.86)    (2.17)
                                                    --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period....................  $  25.87     $  26.00  $  26.88  $  22.22  $  22.83  $  23.47
                                                    ========     ========  ========  ========  ========  ========
Total Return......................................      4.58%(B)     2.47%    24.05%     4.52%     1.07%    14.73%
                                                    --------     --------  --------  --------  --------  --------
Net Assets, End of Period (thousands).............  $499,355     $471,268  $374,564  $270,245  $232,569  $258,705
Ratio of Expenses to Average Net Assets...........      0.27%(C)     0.27%     0.27%     0.27%     0.29%     0.27%
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.31%(C)     1.97%     2.02%     2.25%     2.00%     1.71%
Portfolio Turnover Rate...........................         5%(B)        9%       18%       15%       31%       19%

--------
See page 1-2 for the Definitions of Abbreviations and Footnotes

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    VA INTERNATIONAL VALUE PORTFOLIO
                                                   ----------------------------------------------------------------
                                                   SIX MONTHS      YEAR       YEAR      YEAR      YEAR       YEAR
                                                      ENDED        ENDED      ENDED     ENDED     ENDED      ENDED
                                                     APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                      2019         2018       2017      2016      2015       2014
                                                   -----------   --------   --------  --------  --------   --------
                                                   (UNAUDITED)
                                                   -----------
Net Asset Value, Beginning of Period..............  $  12.13     $  13.57   $  11.08  $  11.44  $  12.74   $  13.22
                                                    --------     --------   --------  --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.19         0.41       0.38      0.36      0.37       0.55
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.33        (1.48)      2.46     (0.36)    (1.17)     (0.71)
                                                    --------     --------   --------  --------  --------   --------
       Total from Investment Operations...........      0.52        (1.07)      2.84        --     (0.80)     (0.16)
                                                    --------     --------   --------  --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.34)       (0.37)     (0.35)    (0.36)    (0.50)     (0.32)
   Net Realized Gains.............................     (0.04)          --         --        --        --         --
                                                    --------     --------   --------  --------  --------   --------
       Total Distributions........................     (0.38)       (0.37)     (0.35)    (0.36)    (0.50)     (0.32)
                                                    --------     --------   --------  --------  --------   --------
Net Asset Value, End of Period....................  $  12.27     $  12.13   $  13.57  $  11.08  $  11.44   $  12.74
                                                    ========     ========   ========  ========  ========   ========
Total Return......................................      4.63%(B)    (8.12%)    26.32%     0.19%    (6.26%)    (1.16%)
                                                    --------     --------   --------  --------  --------   --------
Net Assets, End of Period (thousands).............  $310,922     $279,149   $252,128  $179,768  $155,251   $164,973
Ratio of Expenses to Average Net Assets...........      0.44%(C)     0.43%      0.44%     0.46%     0.47%      0.46%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................      0.44%(C)     0.43%      0.44%     0.46%     0.47%      0.46%
Ratio of Net Investment Income to Average Net
  Assets..........................................      3.32%(C)     3.06%      3.11%     3.46%     3.01%      4.16%
Portfolio Turnover Rate...........................        10%(B)       20%        20%       15%       20%        16%

                                                                   VA INTERNATIONAL SMALL PORTFOLIO
                                                   ---------------------------------------------------------------
                                                   SIX MONTHS      YEAR       YEAR      YEAR      YEAR      YEAR
                                                      ENDED        ENDED      ENDED     ENDED     ENDED     ENDED
                                                     APR 30,      OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                      2019         2018       2017      2016      2015      2014
                                                   -----------   --------   --------  --------  --------  --------
                                                   (UNAUDITED)
                                                   -----------
Net Asset Value, Beginning of Period..............  $  12.23     $  14.30   $  11.65  $  11.67  $  11.83  $  12.55
                                                    --------     --------   --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.12         0.29       0.27      0.26      0.25      0.25
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.36        (1.65)      2.74      0.34      0.09     (0.33)
                                                    --------     --------   --------  --------  --------  --------
       Total from Investment Operations...........      0.48        (1.36)      3.01      0.60      0.34     (0.08)
                                                    --------     --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.22)       (0.34)     (0.27)    (0.24)    (0.25)    (0.27)
   Net Realized Gains.............................     (0.57)       (0.37)     (0.09)    (0.38)    (0.25)    (0.37)
                                                    --------     --------   --------  --------  --------  --------
       Total Distributions........................     (0.79)       (0.71)     (0.36)    (0.62)    (0.50)    (0.64)
                                                    --------     --------   --------  --------  --------  --------
Net Asset Value, End of Period....................  $  11.92     $  12.23   $  14.30  $  11.65  $  11.67  $  11.83
                                                    ========     ========   ========  ========  ========  ========
Total Return......................................      4.81%(B)    (9.97%)    26.73%     5.54%     3.28%    (0.59%)
                                                    --------     --------   --------  --------  --------  --------
Net Assets, End of Period (thousands).............  $236,607     $218,924   $227,185  $151,209  $127,813  $135,499
Ratio of Expenses to Average Net Assets...........      0.57%(C)     0.55%      0.57%     0.60%     0.61%     0.59%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................      0.57%(C)     0.55%      0.57%     0.60%     0.61%     0.59%
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.15%(C)     2.10%      2.10%     2.29%     2.13%     1.99%
Portfolio Turnover Rate...........................        11%(B)       19%        12%       12%       25%        8%

--------
See page 1-2 for the Definitions of Abbreviations and Footnotes

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              VA SHORT-TERM FIXED PORTFOLIO
                                                             --------------------------------------------------------------
                                                             SIX MONTHS      YEAR      YEAR      YEAR      YEAR      YEAR
                                                                ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
                                                               APR 30,      OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                2019         2018      2017      2016      2015      2014
                                                             -----------   --------  --------  --------  --------  --------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................  $  10.28     $  10.27  $  10.25  $  10.23  $  10.22  $  10.23
                                                              --------     --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.12         0.17      0.11      0.07      0.03      0.02
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.04        (0.06)    (0.02)    (0.01)     0.01      0.01
                                                              --------     --------  --------  --------  --------  --------
       Total from Investment Operations.....................      0.16         0.11      0.09      0.06      0.04      0.03
                                                              --------     --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.16)       (0.10)    (0.07)    (0.03)    (0.02)    (0.03)
   Net Realized Gains.......................................        --           --        --     (0.01)    (0.01)    (0.01)
                                                              --------     --------  --------  --------  --------  --------
       Total Distributions..................................     (0.16)       (0.10)    (0.07)    (0.04)    (0.03)    (0.04)
                                                              --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period..............................  $  10.28     $  10.28  $  10.27  $  10.25  $  10.23  $  10.22
                                                              ========     ========  ========  ========  ========  ========
Total Return................................................      1.58%(B)     1.13%     0.89%     0.60%     0.34%     0.25%
                                                              --------     --------  --------  --------  --------  --------
Net Assets, End of Period (thousands).......................  $346,113     $292,914  $250,072  $192,872  $186,794  $189,716
Ratio of Expenses to Average Net Assets.....................      0.25%(C)     0.27%     0.27%     0.27%     0.28%     0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................      0.25%(C)     0.27%     0.27%     0.27%     0.28%     0.27%
Ratio of Net Investment Income to Average Net Assets........      2.29%(C)     1.68%     1.05%     0.65%     0.28%     0.20%
Portfolio Turnover Rate.....................................        19%(B)       70%       86%       50%      105%       70%

                                                                                VA GLOBAL BOND PORTFOLIO
                                                             --------------------------------------------------------------
                                                             SIX MONTHS      YEAR      YEAR      YEAR      YEAR      YEAR
                                                                ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
                                                               APR 30,      OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                2019         2018      2017      2016      2015      2014
                                                             -----------   --------  --------  --------  --------  --------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................  $  10.71     $  10.86  $  11.00  $  10.93  $  10.92  $  10.92
                                                              --------     --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.04         0.11      0.18      0.18      0.17      0.15
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.26        (0.06)    (0.08)     0.11      0.09      0.05
                                                              --------     --------  --------  --------  --------  --------
       Total from Investment Operations.....................      0.30         0.05      0.10      0.29      0.26      0.20
                                                              --------     --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.49)       (0.19)    (0.18)    (0.17)    (0.23)    (0.05)
   Net Realized Gains.......................................        --        (0.01)    (0.06)    (0.05)    (0.02)    (0.15)
                                                              --------     --------  --------  --------  --------  --------
       Total Distributions..................................     (0.49)       (0.20)    (0.24)    (0.22)    (0.25)    (0.20)
                                                              --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period..............................  $  10.52     $  10.71  $  10.86  $  11.00  $  10.93  $  10.92
                                                              ========     ========  ========  ========  ========  ========
Total Return................................................      2.94%(B)     0.42%     1.00%     2.68%     2.40%     1.90%
                                                              --------     --------  --------  --------  --------  --------
Net Assets, End of Period (thousands).......................  $382,608     $360,991  $310,320  $268,729  $235,082  $207,021
Ratio of Expenses to Average Net Assets.....................      0.24%(C)     0.24%     0.24%     0.24%     0.26%     0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................      0.24%(C)     0.24%     0.24%     0.24%     0.26%     0.25%
Ratio of Net Investment Income to Average Net Assets........      0.76%(C)     1.07%     1.66%     1.63%     1.61%     1.37%
Portfolio Turnover Rate.....................................        22%(B)       67%       67%       47%       54%       75%

--------
See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
                                                   -----------------------------------------------------        ----------------
                                                                                                    PERIOD
                                                   SIX MONTHS                 YEAR      YEAR       MAY 29,        SIX MONTHS
                                                      ENDED        YEAR       ENDED     ENDED     2015(A) TO         ENDED
                                                     APR 30,     ENDED OCT   OCT 31,   OCT 31,     OCT 31,          APR 30,
                                                      2019       31, 2018     2017      2016         2015            2019
                                                   -----------   ---------  --------   -------  ----------      -----------
                                                   (UNAUDITED)                                                    (UNAUDITED)
Net Asset Value, Beginning of Period..............  $   9.73     $  10.14   $  10.30   $  9.77   $ 10.00         $  12.49
                                                    --------     --------   --------   -------   -------         --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.04         0.28       0.19      0.17      0.05             0.21
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      0.46        (0.44)     (0.22)     0.39     (0.28)            0.50
                                                    --------     --------   --------   -------   -------         --------
       Total from Investment Operations...........      0.50        (0.16)     (0.03)     0.56     (0.23)            0.71
                                                    --------     --------   --------   -------   -------         --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.21)       (0.25)     (0.12)    (0.03)       --            (0.27)
   Net Realized Gains.............................        --           --      (0.01)       --        --            (0.04)
                                                    --------     --------   --------   -------   -------         --------
       Total Distributions........................     (0.21)       (0.25)     (0.13)    (0.03)       --            (0.31)
                                                    --------     --------   --------   -------   -------         --------
Net Asset Value, End of Period....................  $  10.02     $   9.73   $  10.14   $ 10.30   $  9.77         $  12.89
                                                    ========     ========   ========   =======   =======         ========
Total Return......................................      5.19%(B)    (1.60%)    (0.25%)    5.79%    (2.30%)(B)        5.93%(B)
                                                    --------     --------   --------   -------   -------         --------
Net Assets, End of Period (thousands).............  $123,531     $127,746   $118,637   $93,698   $16,379         $129,227
Ratio of Expenses to Average Net Assets...........      0.13%(C)     0.12%      0.15%     0.18%     0.18%(C)(D)      0.36%(C)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................      0.13%(C)     0.12%      0.12%     0.19%     0.88%(C)(D)      0.52%(C)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................      0.83%(C)     2.84%      1.92%     1.72%     1.29%(C)(D)      3.49%(C)
Portfolio Turnover Rate...........................         3%(B)       31%        25%       21%        4%(B)          N/A
                                                    --------     --------   --------   -------   -------         --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................       N/A          N/A        N/A       N/A       N/A             0.24%(C)

                                                     DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
                                                   -----------------------------------------------------------

                                                      YEAR         YEAR         YEAR         YEAR        YEAR
                                                      ENDED        ENDED        ENDED        ENDED       ENDED
                                                     OCT 31,      OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                      2018         2017         2016         2015        2014
                                                   --------     --------     --------     -------     -------

Net Asset Value, Beginning of Period.............. $  12.78     $  11.32     $  11.12     $ 11.37     $ 10.91
                                                   --------     --------     --------     -------     -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................     0.20         0.19         0.17        0.18        0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................    (0.17)        1.53         0.20       (0.22)       0.49
                                                   --------     --------     --------     -------     -------
       Total from Investment Operations...........     0.03         1.72         0.37       (0.04)       0.63
                                                   --------     --------     --------     -------     -------
Less Distributions:
-------------------
   Net Investment Income..........................    (0.22)       (0.18)       (0.15)      (0.17)      (0.14)
   Net Realized Gains.............................    (0.10)       (0.08)       (0.02)      (0.04)      (0.03)
                                                   --------     --------     --------     -------     -------
       Total Distributions........................    (0.32)       (0.26)       (0.17)      (0.21)      (0.17)
                                                   --------     --------     --------     -------     -------
Net Asset Value, End of Period.................... $  12.49     $  12.78     $  11.32     $ 11.12     $ 11.37
                                                   ========     ========     ========     =======     =======
Total Return......................................     0.15%       15.50%        3.44%      (0.23%)      5.87%
                                                   --------     --------     --------     -------     -------
Net Assets, End of Period (thousands)............. $118,858     $136,348     $116,214     $98,887     $64,997
Ratio of Expenses to Average Net Assets...........     0.40%(E)     0.40%(E)     0.40%(E)    0.40%(E)    0.40%(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................     0.50%(E)     0.51%(E)     0.52%(E)    0.54%(E)    0.66%(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................     1.57%        1.56%        1.54%       1.56%       1.27%
Portfolio Turnover Rate...........................      N/A          N/A          N/A         N/A         N/A
                                                   --------     --------     --------     -------     -------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................     0.24%        0.24%        0.26%       0.26%       0.26%

--------
See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          VA EQUITY ALLOCATION PORTFOLIO
                                                                                      --------------------------------
                                                                                                                  PERIOD
                                                                                      SIX MONTHS      YEAR       JUL 10,
                                                                                         ENDED        ENDED     2017(A) TO
                                                                                        APR 30,      OCT 31,     OCT 31,
                                                                                         2019         2018         2017
                                                                                      -----------   -------   ----------
                                                                                      (UNAUDITED)
Net Asset Value, Beginning of Period.................................................   $ 10.55     $ 10.72    $ 10.00
                                                                                        -------     -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)......................................................      0.11        0.18       0.03
   Net Gains (Losses) on Securities (Realized and Unrealized)........................      0.68       (0.20)      0.69
                                                                                        -------     -------    -------
       Total from Investment Operations..............................................      0.79       (0.02)      0.72
                                                                                        -------     -------    -------
Less Distributions:
-------------------
   Net Investment Income.............................................................     (0.19)      (0.15)        --
   Net Realized Gains................................................................     (0.06)        (--)        --
                                                                                        -------     -------    -------
       Total Distributions...........................................................     (0.25)      (0.15)        --
                                                                                        -------     -------    -------
Net Asset Value, End of Period.......................................................   $ 11.09     $ 10.55    $ 10.72
                                                                                        =======     =======    =======
Total Return.........................................................................      7.75%(B)   (0.19%)     7.20%(B)
                                                                                        -------     -------    -------
Net Assets, End of Period (thousands)................................................   $56,403     $43,331    $18,787
Ratio of Expenses to Average Net Assets *(E).........................................      0.40%(C)    0.40%      0.32%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/ or Previously Waived Fees Recovered by Advisor) *(E).............      0.62%(C)    0.66%      0.66%(C)(D)
Ratio of Net Investment Income to Average Net Assets.................................      2.11%(C)    1.65%      0.99%(C)(D)
                                                                                        -------     -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:.........................................      0.26%(C)    0.25%      0.26%

--------
See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, nine of which (the "Portfolios") are included in this report. The remaining ninety-three are presented in separate reports. The Portfolios are only available through a select group of insurance products. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (each, a "Fund of Funds") invest in other portfolios within the Fund and Dimensional Investment Group Inc. ("DIG") (the "Underlying Funds").

   As of April 30, 2019, each Fund of Funds was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                           PERCENTAGE
                                                                                            OWNERSHIP
FUNDS OF FUNDS                                        UNDERLYING FUNDS                    AT 04/30/2019
--------------                      ----------------------------------------------------- -------------
DFA VA Global Moderate Allocation
  Portfolio                         U.S. Core Equity 1 Portfolio (IDG)                         --
                                    U.S. Core Equity 2 Portfolio (IDG)                         --
                                    International Core Equity Portfolio (IDG)                  --
                                    Emerging Markets Core Equity Portfolio (IDG)               --
                                    DFA Two-Year Global Fixed Income Portfolio (IDG)           --
                                    DFA Selectively Hedged Global Fixed Income Portfolio
                                      (IDG)                                                     1%
                                    VA U.S. Large Value Portfolio (IDG)                         1%
                                    VA International Value Portfolio (IDG)                      1%
                                    DFA Real Estate Securities Portfolio (IDG)                 --
                                    VA Short-Term Fixed Portfolio (IDG)                         2%
                                    VA Global Bond Portfolio (IDG)                              4%

VA Equity Allocation Portfolio      U.S. Core Equity 1 Portfolio (IDG)                         --
                                    DFA Real Estate Securities Portfolio (IDG)                 --
                                    International Core Equity Portfolio (IDG)                  --
                                    Emerging Markets Core Equity Portfolio (IDG)               --
                                    VA U.S. Large Value Portfolio (IDG)                        --
                                    VA U.S. Targeted Value Portfolio (IDG)                      2%
                                    U.S. Large Company Portfolio (DIG)                          1%
                                    VA International Value Portfolio (IDG)                      1%
                                    VA International Small Portfolio (IDG)                      1%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the "Domestic Equity Portfolios") and by VA International Value Portfolio and VA International Small Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios' are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VIT Inflation-Protected Securities Portfolio (the "Fixed Income Portfolios"), are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA VA Global Moderate Allocation Portfolio and the VA Equity Allocation Portfolio of the Underlying Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. These securities are generally categorized as Level 1 in the hierarchy. A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Portfolios' Summary Schedules of Portfolio Holdings/Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the VA Global Bond Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                VA U.S. Targeted Value Portfolio........ 0.35%
                VA U.S. Large Value Portfolio........... 0.25%
                VA International Value Portfolio........ 0.40%
                VA International Small Portfolio........ 0.50%
                VA Short-Term Fixed Portfolio........... 0.22%*
                VA Global Bond Portfolio................ 0.21%**
                VIT Inflation-Protected Securities
                  Portfolio............................. 0.10%
                DFA VA Global Moderate Allocation
                  Portfolio............................. 0.25%
                VA Equity Allocation Portfolio.......... 0.30%

* Effective February 28, 2019, the management fee payable by the VA Short-Term Fixed Portfolio was reduced from 0.25% to 0.18%.
** The VA Global Bond Portfolio's investment management fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

   Due to administrative oversight, the reduction in the management fee payable by the VA Short-Term Fixed Portfolio was applied incorrectly and the VA Short-Term Fixed Portfolio overpaid its investment management fee in the amount of (in thousands) $40 during the period ended April 30, 2019. The Advisor will reimburse the Portfolio for the overpayment.

   Due to administrative oversight, the Expense Limitation Amount (as defined below) for the DFA VA Global Moderate Allocation Portfolio was applied incorrectly and the DFA VA Global Moderate Allocation Portfolio overpaid its investment management fee in the amount of (in thousands) $22 during the period ended April 30, 2019. The Advisor will reimburse the Portfolio for the overpayment.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the VIT Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the six months ended
April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                  NET WAIVED FEES/
                                                  EXPENSES ASSUMED     PREVIOUSLY
                                     RECOVERY        (RECOVERED       WAIVED FEES/
                       EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
INSTITUTIONAL CLASS   LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
SHARES                  AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
-------------------   ---------- ---------------- ----------------- -----------------
VIT
  Inflation-Protected
  Securities
  Portfolio (1)......    0.18%          --                --                --
DFA VA Global
  Moderate
  Allocation
  Portfolio (2)......    0.30%          --               $92              $452
VA Equity
  Allocation
  Portfolio (3)......    0.40%         $ 5                50                12

(1)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.
(2)Effective February 28, 2019, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the Portfolio's average daily net assets (the "Expense Limitation Amount"). Prior to February 28, 2019, the Expense Limitation Amount was 0.40% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of such class of shares to exceed the Expense Limitation Amount.
(3)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Advisor, however, shall not be reimbursed for any management fees previously waived to offset the Portfolio's proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                     FEES PAID
                                                     INDIRECTLY
                                                     ----------
                 VA International Value Portfolio...    $11
                 VA International Small Portfolio...      6
                 VA Global Bond Portfolio...........      5

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

             VA U.S. Targeted Value Portfolio.................. $ 7
             VA U.S. Large Value Portfolio.....................   9
             VA International Value Portfolio..................   6
             VA International Small Portfolio..................   5
             VA Short-Term Fixed Portfolio.....................   7
             VA Global Bond Portfolio..........................   8
             VIT Inflation-Protected Securities Portfolio......   1
             DFA VA Global Moderate Allocation Portfolio.......   2
             VA Equity Allocation Portfolio....................  --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

                                            U.S. GOVERNMENT  OTHER INVESTMENT
                                              SECURITIES        SECURITIES
                                           ----------------- -----------------
                                           PURCHASES  SALES  PURCHASES  SALES
                                           --------- ------- --------- -------
  VA U.S. Targeted Value Portfolio........      --        --  $37,577  $33,975
  VA U.S. Large Value Portfolio...........      --        --   38,874   21,942
  VA International Value Portfolio........      --        --   50,136   28,857
  VA International Small Portfolio........      --        --   35,509   24,920
  VA Short-Term Fixed Portfolio...........  $5,000   $30,161   45,620   53,901
  VA Global Bond Portfolio................      --        --   99,210   77,958
  VIT Inflation-Protected Securities
    Portfolio.............................   3,774    14,004       --       --

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                        NET
                                                      REALIZED   CHANGE IN
                     BALANCE AT                        GAIN/    UNREALIZED                  SHARES AS OF
                     OCTOBER 31, PURCHASES  PROCEEDS   (LOSS)  APPRECIATION/   BALANCE AT    APRIL 30,   DIVIDEND CAPITAL GAIN
                        2018      AT COST  FROM SALES ON SALES DEPRECIATION  APRIL 30, 2019     2019      INCOME  DISTRIBUTIONS
                     ----------- --------- ---------- -------- ------------- -------------- ------------ -------- -------------
VA U.S. TARGETED
  VALUE PORTFOLIO
The DFA Short Term
  Investment Fund      $26,601   $ 93,736   $ 91,070    $ 2         $ 2         $29,271        2,530       $460        --
                       -------   --------   --------    ---         ---         -------        -----       ----        --
TOTAL                  $26,601   $ 93,736   $ 91,070    $ 2         $ 2         $29,271        2,530       $460        --
                       =======   ========   ========    ===         ===         =======        =====       ====        ==
VA U.S. LARGE VALUE
  PORTFOLIO
The DFA Short Term
  Investment Fund      $ 5,996   $ 24,677   $ 26,044     --          --         $ 4,629          400       $ 52        --
                       -------   --------   --------    ---         ---         -------        -----       ----        --
TOTAL                  $ 5,996   $ 24,677   $ 26,044     --          --         $ 4,629          400       $ 52        --
                       =======   ========   ========    ===         ===         =======        =====       ====        ==
VA INTERNATIONAL
  VALUE PORTFOLIO
The DFA Short Term
  Investment Fund      $ 7,393   $131,470   $114,956     --          --         $23,907        2,066       $193        --
                       -------   --------   --------    ---         ---         -------        -----       ----        --
TOTAL                  $ 7,393   $131,470   $114,956     --          --         $23,907        2,066       $193        --
                       =======   ========   ========    ===         ===         =======        =====       ====        ==
VA INTERNATIONAL
  SMALL PORTFOLIO
The DFA Short Term
  Investment Fund      $16,225   $ 19,661   $ 22,032     --         $ 2         $13,856        1,197       $180        --
                       -------   --------   --------    ---         ---         -------        -----       ----        --
TOTAL                  $16,225   $ 19,661   $ 22,032     --         $ 2         $13,856        1,197       $180        --
                       =======   ========   ========    ===         ===         =======        =====       ====        ==
VA SHORT-TERM FIXED
  PORTFOLIO
The DFA Short Term
  Investment Fund      $ 9,182   $ 34,531   $ 34,021     --          --         $ 9,692          838       $ 99        --
                       -------   --------   --------    ---         ---         -------        -----       ----        --
TOTAL                  $ 9,182   $ 34,531   $ 34,021     --          --         $ 9,692          838       $ 99        --
                       =======   ========   ========    ===         ===         =======        =====       ====        ==

                                                      NET
                                                    REALIZED   CHANGE IN
                     BALANCE AT            PROCEEDS  GAIN/    UNREALIZED                  SHARES AS OF
                     OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/   BALANCE AT    APRIL 30,   DIVIDEND CAPITAL GAIN
                        2018      AT COST   SALES   ON SALES DEPRECIATION  APRIL 30, 2019     2019      INCOME  DISTRIBUTIONS
                     ----------- --------- -------- -------- ------------- -------------- ------------ -------- -------------
DFA VA GLOBAL
  MODERATE
  ALLOCATION
  PORTFOLIO
U.S. Core Equity 2
  Portfolio           $ 37,450    $ 2,739   $2,455   $ 194      $2,115        $ 40,043       1,788      $  337      $392
International Core
  Equity Portfolio      15,179        672      540      32         769          16,112       1,213         166        --
DFA Selectively
  Hedged Global
  Fixed Income
  Portfolio             14,770      2,064      772     (11)         (3)         16,048       1,675         474        --
VA Global Bond
  Portfolio             14,785      2,345      836     (22)       (224)         16,048       1,525         691        --
U.S. Core Equity 1
  Portfolio             13,304        569      529      67         896          14,307         589         117        83
DFA Two-Year Global
  Fixed Income
  Portfolio              5,924        590       91      (1)          3           6,425         646         122        --
VA Short-Term Fixed
  Portfolio              5,924        586       94      --           3           6,419         624          94        --
Emerging Markets
  Core Equity
  Portfolio              5,292        357      128       2         633           6,156         291          43        --
VA U.S. Large Value
  Portfolio              2,644        220       --      --           6           2,870         111          60        59
DFA Real Estate
  Securities
  Portfolio              1,900        134       58       4         219           2,199          58          34        --
VA International
  Value Portfolio        1,649        144       33       1          28           1,789         146          47         5
                      --------    -------   ------   -----      ------        --------       -----      ------      ----
TOTAL                 $118,821    $10,420   $5,536   $ 266      $4,445        $128,416       8,666      $2,185      $539
                      ========    =======   ======   =====      ======        ========       =====      ======      ====

VA EQUITY
  ALLOCATION
  PORTFOLIO
U.S. Core Equity 1
  Portfolio           $ 11,913    $ 2,853   $  272   $ (26)     $  989        $ 15,457         636      $  111      $ 75
U.S. Large Company
  Portfolio              9,511      2,267      277     (13)        893          12,381         544          96        61
International Core
  Equity Portfolio       6,137      1,654      300     (48)        414           7,857         592          69        --
VA U.S. Targeted
  Value Portfolio        5,366      1,931      268     (56)        (50)          6,925         385          56       330
Emerging Markets
  Core Equity
  Portfolio              3,001        869       79     (11)        377           4,157         196          25        --
VA U.S. Large Value
  Portfolio              3,005        888       52      (4)         39           3,876         150          68        67
VA International
  Small Portfolio        1,881        628       75     (18)          4           2,420         203          35        90
VA International
  Value Portfolio        1,417        422       58     (10)         41           1,812         148          41         4
DFA Real Estate
  Securities
  Portfolio              1,083        295       29       1         134           1,484          39          20        --
                      --------    -------   ------   -----      ------        --------       -----      ------      ----
TOTAL                 $ 43,314    $11,807   $1,410   $(185)     $2,841        $ 56,369       2,893      $  521      $627
                      ========    =======   ======   =====      ======        ========       =====      ======      ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                              NET INVESTMENT
                                                INCOME AND
                                                SHORT-TERM     LONG-TERM   TAX EXEMPT
                                              CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                              -------------- ------------- ---------- -------
VA U.S. Targeted Value Portfolio
2017.........................................    $ 4,050        $ 8,434        --     $12,484
2018.........................................     10,323         14,148        --      24,471
VA U.S. Large Value Portfolio
2017.........................................      5,468          2,110        --       7,578
2018.........................................      7,970         14,206        --      22,176
VA International Value Portfolio
2017.........................................      5,740             --        --       5,740
2018.........................................      7,102             --        --       7,102
VA International Small Portfolio
2017.........................................      4,590            293        --       4,883
2018.........................................      6,297          5,190        --      11,487
VA Short-Term Fixed Portfolio
2017.........................................      1,351             --        --       1,351
2018.........................................      2,602             --        --       2,602
VA Global Bond Portfolio
2017.........................................      4,711          1,280        --       5,991
2018.........................................      5,516            150        --       5,666
VIT Inflation-Protected Securities Portfolio
2017.........................................      1,195             10        --       1,205
2018.........................................      2,974             --        --       2,974
DFA VA Global Moderate Allocation Portfolio
2017.........................................      1,956            842        --       2,798
2018.........................................      2,394          1,029        --       3,423
VA Equity Allocation Portfolio
2017.........................................         --             --        --          --
2018.........................................        318             --        --         318

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                   -------------- ------------- -------
VA U.S. Targeted Value Portfolio..................    $  (924)       $(1,702)   $(2,626)
VA U.S. Large Value Portfolio.....................     (1,136)          (506)    (1,642)
VA International Value Portfolio..................       (601)            --       (601)
VA International Small Portfolio..................         --             --         --
VA Short-Term Fixed Portfolio.....................       (452)            --       (452)
VA Global Bond Portfolio..........................     (1,459)            --     (1,459)
VIT Inflation-Protected Securities Portfolio......         --             --         --
DFA VA Global Moderate Allocation Portfolio.......       (232)          (177)      (409)
VA Equity Allocation Portfolio....................        (19)            --        (19)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
VA U.S. Targeted Value Portfolio..................    $ 7,272        $15,505            --       $ 16,455      $ 39,232
VA U.S. Large Value Portfolio.....................      8,791         10,592            --         83,436       102,819
VA International Value Portfolio..................      7,219            862            --        (14,394)       (6,313)
VA International Small Portfolio..................      4,656         10,949            --         (5,855)        9,750
VA Short-Term Fixed Portfolio.....................      3,577             --       $  (714)        (1,061)        1,802
VA Global Bond Portfolio..........................     16,295             --        (3,008)       (14,289)       (1,002)
VIT Inflation-Protected Securities Portfolio......      2,284             --          (988)        (5,728)       (4,432)
DFA VA Global Moderate Allocation Portfolio.......        697            756            --         16,512        17,965
VA Equity Allocation Portfolio....................        305            230            --           (844)         (309)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                          UNLIMITED TOTAL
                                                          --------- -----
       VA U.S. Targeted Value Portfolio..................     --      --
       VA U.S. Large Value Portfolio.....................     --      --
       VA International Value Portfolio..................     --      --
       VA International Small Portfolio..................     --      --
       VA Short-Term Fixed Portfolio.....................   $714    $714

                                                         UNLIMITED TOTAL
                                                         --------- ------
      VA Global Bond Portfolio..........................  $3,008   $3,008
      VIT Inflation-Protected Securities Portfolio......     988      988
      DFA VA Global Moderate Allocation Portfolio.......      --       --
      VA Equity Allocation Portfolio....................      --       --

   During the year ended October 31, 2018, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

           VA International Value Portfolio.................. $5,191

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                             NET
                                                                                          UNREALIZED
                                                   FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                   TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   -------- ------------ -------------- --------------
VA U.S. Targeted Value Portfolio.................. $352,656   $ 66,419      $(44,972)      $21,447
VA U.S. Large Value Portfolio.....................  407,110    117,209       (21,041)       96,168
VA International Value Portfolio..................  333,707     25,310       (27,307)       (1,997)
VA International Small Portfolio..................  248,139     40,615       (38,062)        2,553
VA Short-Term Fixed Portfolio.....................  354,660        476          (144)          332
VA Global Bond Portfolio..........................  390,723      2,464        (9,956)       (7,492)
VIT Inflation-Protected Securities Portfolio......  122,851        565          (188)          377
DFA VA Global Moderate Allocation Portfolio.......  107,459     21,836          (208)       21,628
VA Equity Allocation Portfolio....................   54,372      2,745          (658)        2,087

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the VIT Inflation-Protected Securities Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by the Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to the Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The VA Global Bond Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

   Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amounts in thousands):

                                                         FORWARD
                                                        CURRENCY
                                                        CONTRACTS
                                                        ---------
               VA Global Bond Portfolio................ $304,868

   The following is a summary of the VA Global Bond Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2019 (amounts in thousands):

                                                ASSET DERIVATIVES VALUE
                                              ---------------------------
                                               TOTAL VALUE      FORWARD
                                                    AT         CURRENCY
                                              APRIL 30, 2019 CONTRACTS (1)
                                              -------------- -------------
     VA Global Bond Portfolio................     $2,239        $2,239

                                              LIABILITY DERIVATIVES VALUE
                                              ---------------------------
                                               TOTAL VALUE      FORWARD
                                                    AT         CURRENCY
                                              APRIL 30, 2019 CONTRACTS (2)
                                              -------------- -------------
     VA Global Bond Portfolio................     $  (49)       $  (49)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2019 (amounts in thousands):

                                                REALIZED GAIN (LOSS) ON
                                                      DERIVATIVES
                                          ----------------------------------
                                                      FORWARD
                                                     CURRENCY       EQUITY
                                           TOTAL   CONTRACTS (1) CONTRACTS (2)
                                          -------  ------------- -------------
 VA International Value Portfolio........ $   (15)         --        $(15)*
 VA Global Bond Portfolio................  11,275     $11,275          --
 VA Equity Allocation Portfolio..........       3          --           3*

                                                       CHANGE IN UNREALIZED
                                                           APPRECIATION
                                                        (DEPRECIATION) ON
                                                           DERIVATIVES
                                                      ---------------------
                                                                  FORWARD
                                                                 CURRENCY
                                                       TOTAL   CONTRACTS (3)
   -                                                  -------  -------------
   VA Global Bond Portfolio.......................... $(3,814)    $(3,814)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
* As of April 30, 2019, there were no futures contracts outstanding. During the six months ended April 30, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the VA Global Bond Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of April 30, 2019 (amounts in thousands):

                                                    GROSS                                                 GROSS
                                    NET            AMOUNTS                                NET            AMOUNTS
                                  AMOUNTS     NOT OFFSET IN THE                         AMOUNTS     NOT OFFSET IN THE
                                    OF       STATEMENTS OF ASSETS                         OF       STATEMENTS OF ASSETS
                                  ASSETS       AND LIABILITIES                        LIABILITIES    AND LIABILITIES
                                 PRESENTED  ----------------------                     PRESENTED  ----------------------
                       GROSS      IN THE                                     GROSS      IN THE
                     AMOUNTS OF STATEMENTS                                AMOUNTS OF  STATEMENTS
                     RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                       ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION             (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------          ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                            ASSETS                                             LIABILITIES
                     ---------------------------------------------------- -----------------------------------------------------
VA GLOBAL BOND
  PORTFOLIO
Citibank, N.A.......   $   78     $   78       $(29)        --     $   49     $29         $29        $(29)        --       --
State Street Bank
  and Trust.........    1,320      1,320         (3)        --      1,317       3           3          (3)        --       --
JP Morgan...........       39         39         --         --         39      --          --          --         --       --
National Australia
  Bank Ltd..........       93         93         --         --         93      --          --          --         --       --
Bank of America
  Corp..............       --         --         --         --         --      17          17          --         --      $17
HSBC Bank...........        5          5         --         --          5      --          --          --         --       --
Royal Bank of
  Scotland..........      704        704         --         --        704      --          --          --         --       --
                       ------     ------       ----         --     ------     ---         ---        ----         --      ---
Total...............   $2,239     $2,239       $(32)        --     $2,207     $49         $49        $(32)        --      $17
                       ======     ======       ====         ==     ======     ===         ===        ====         ==      ===

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                     WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                      AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                   INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                   ------------- ------------ ------------ -------- --------------- ----------------
VA U.S. Targeted Value Portfolio..     3.09%        $  874         12        $ 1        $2,015            $242
VA U.S. Large Value Portfolio.....     3.08%           997         20          2         4,259             677
VA International Value Portfolio..     3.17%           680         10          1         1,927              --
VA International Small Portfolio..     3.15%         2,576          7          2         6,139              --
DFA VA Global Moderate Allocation
  Portfolio.......................     3.07%           318         16         --           819             819
VA Equity Allocation Portfolio....     3.12%           142         12         --           406              --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

I. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the six months ended April 30, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

   PORTFOLIO                           PURCHASES SALES  REALIZED GAIN (LOSS)
   ---------                           --------- ------ --------------------
   VA U.S. Targeted Value Portfolio...  $6,253   $3,587       $   216
   VA U.S. Large Value Portfolio......   2,630    5,364        (1,159)
   VA International Value Portfolio...   2,812    3,248           (59)
   VA International Small Portfolio...   2,075    3,235           319

J. SECURITIES LENDING:

   As of April 30, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which such Portfolios received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                      NON-CASH
                                                     COLLATERAL
                                                       MARKET
                                                       VALUE
                                                     ----------
                 VA U.S. Targeted Value Portfolio...  $24,011
                 VA U.S. Large Value Portfolio......    1,630
                 VA International Value Portfolio...    1,005
                 VA International Small Portfolio...    7,758

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                                                    REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                                  AS OF APRIL 30, 2019
                                                                  ----------------------------------------------------
                                                                  OVERNIGHT AND            BETWEEN
                                                                   CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                                  ------------- -------- ------------ -------- -------
SECURITIES LENDING TRANSACTIONS VA U.S. TARGETED VALUE PORTFOLIO
   Common Stocks.................................................    $29,271       --         --         --    $29,271
VA U.S. LARGE VALUE PORTFOLIO
   Common Stocks.................................................      4,629       --         --         --      4,629
VA INTERNATIONAL VALUE PORTFOLIO
   Common Stocks.................................................     23,907       --         --         --     23,907
VA INTERNATIONAL SMALL PORTFOLIO
   Common Stocks.................................................     13,856       --         --         --     13,856
VA SHORT-TERM FIXED PORTFOLIO
   Bonds.........................................................      9,692       --         --         --      9,692

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

M. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                          APPROXIMATE
                                                           PERCENTAGE
                                             NUMBER OF   OF OUTSTANDING
                                            SHAREHOLDERS     SHARES
                                            ------------ --------------
        VA U.S. Targeted Value Portfolio...      5             71%
        VA U.S. Large Value Portfolio......      5             68%
        VA International Value Portfolio...      5             78%
        VA International Small Portfolio...      5             73%
        VA Short-Term Fixed Portfolio......      5             77%
        VA Global Bond Portfolio...........      5             78%
        VIT Inflation-Protected Securities
          Portfolio........................      4             90%
        DFA VA Global Moderate Allocation
          Portfolio........................      4             84%
        VA Equity Allocation Portfolio.....      3             98%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The VA U.S. Large Value Portfolio has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the VA U.S. Large Value Portfolio, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee has advised that he intends to appeal the dismissal order to the Second Circuit. The Trustee also moved for leave from the District Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The District Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision.

   Litigation counsel to the VA U.S. Large Value Portfolio in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the VA U.S. Large Value Portfolio arising from the Lawsuits. Until the VA U.S. Large Value Portfolio can do so, no reduction of the net asset value of the VA U.S. Large Value Portfolio will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of the VA U.S. Large Value Portfolio at this time.

   The VA U.S. Large Value Portfolio also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of the VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on the net asset value of the VA U.S. Large Value Portfolio, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by the VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expenses incurred by the VA U.S. Large Value Portfolio.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                               ESTIMATED % BREAKDOWN OF DISTRIBUTION
                                                              SOURCES
                                              ---------------------------------------
                                               NET INCOME FOR    ACCUMULATED
                                               THE CURRENT OR   UNDISTRIBUTED
                                                  PRECEDING      NET PROFITS  PAID-IN
                                                FISCAL YEAR,    FROM THE SALE SURPLUS
                                               AND ACCUMULATED  OF SECURITIES OR OTHER
                                              UNDISTRIBUTED NET   OR OTHER    CAPITAL
PORTFOLIO NAME                                     INCOME        PROPERTIES    SOURCE
--------------                                ----------------- ------------- --------
VA U.S. Targeted Value Portfolio
   December 17, 2018.........................        99%              0%          1%
VA U.S. Large Value Portfolio
   December 17, 2018.........................        98%              0%          2%
VA International Value Portfolio
   December 17, 2018.........................        90%              0%         10%
VA International Small Portfolio
   December 17, 2018.........................        84%              0%         16%
VA Short-Term Fixed Portfolio
   December 17, 2018.........................        95%              0%          5%
VA Global Bond Portfolio
   December 17, 2018.........................        64%              0%         36%
VIT Inflation-Protected Securities Portfolio
   December 17, 2018.........................        98%              0%          2%
VA Equity Allocation Portfolio
   December 18, 2018.........................        90%              0%         10%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment management agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. or DFA Australia Limited serves as a sub-advisor. (The investment management agreements and the sub-advisory agreements are referred to as the "Management Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment global advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. With respect to the VA Short-Term Fixed Portfolio, the Board also considered the proposed reduction of the management fee for the Fund. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

CONTINUED

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

                                                               DFA043019-004S
 [Graphic] Recycled Recyclable                                       00230815

                                                                           LOGO

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. LARGE CAP GROWTH PORTFOLIO

U.S. SMALL CAP GROWTH PORTFOLIO

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

LOGO

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                     /s/ Gerard K. O'Reilly
DAVID P. BUTLER                         GERARD K. O'REILLY
Co-Chief Executive Officer              Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................   1
   Disclosure of Fund Expenses............................................   2
   Disclosure of Portfolio Holdings.......................................   4
   Summary Schedules of Portfolio Holdings
       U.S. Large Cap Growth Portfolio....................................   5
       U.S. Small Cap Growth Portfolio....................................   8
       International Large Cap Growth Portfolio...........................  11
       International Small Cap Growth Portfolio...........................  15
   Statements of Assets and Liabilities...................................  19
   Statements of Operations...............................................  20
   Statements of Changes in Net Assets....................................  21
   Financial Highlights...................................................  22
   Notes to Financial Statements..........................................  24
   Section 19(a) Notice...................................................  37
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................  38
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS........................  39

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
   P.L.C.                       Public Limited Company
   ADR                          American Depositary Receipt
   SA                           Special Assessment

Investment Footnotes
   +                            See Note B to Financial Statements.

   ++ Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

   *                            Non-Income Producing Securities.

   #                            Total or Partial Securities on Loan.

   @ Security purchased with cash proceeds from Securities on Loan.

   (S)                          Affiliated Fund.

   (double right angle quote)   Securities that have generally been fair value
                                factored. See Note B to Financial
                                Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)                          Computed using average shares outstanding.

   (B)                          Non-Annualized

   (C)                          Annualized

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   -- Amounts designated as -- are either zero or rounded to zero.

   SEC                          Securities and Exchange Commission

   (a)                          Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                                        BEGINNING  ENDING               EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                          VALUE    VALUE     EXPENSE     DURING
                                                        11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                        --------- --------- ---------- ----------
U.S. LARGE CAP GROWTH PORTFOLIO
-------------------------------
Actual Fund Return..................................... $1,000.00 $1,113.70    0.20%     $1.05
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.80    0.20%     $1.00
U.S. SMALL CAP GROWTH PORTFOLIO
-------------------------------
Actual Fund Return..................................... $1,000.00 $1,068.20    0.39%     $2.00
Hypothetical 5% Annual Return.......................... $1,000.00 $1,022.86    0.39%     $1.96

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                        BEGINNING  ENDING               EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                          VALUE    VALUE     EXPENSE     DURING
                                                        11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                        --------- --------- ---------- ----------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return..................................... $1,000.00 $1,099.20    0.30%     $1.56
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.31    0.30%     $1.51
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return..................................... $1,000.00 $1,069.30    0.55%     $2.82
Hypothetical 5% Annual Return.......................... $1,000.00 $1,022.07    0.55%     $2.76

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

            U.S. LARGE CAP GROWTH PORTFOLIO
Communication Services............................   7.4%
Consumer Discretionary............................  18.0%
Consumer Staples..................................   8.6%
Financials........................................   3.2%
Health Care.......................................  14.2%
Industrials.......................................  17.4%
Information Technology............................  28.8%
Materials.........................................   2.4%
                                                   -----
                                                   100.0%

            U.S. SMALL CAP GROWTH PORTFOLIO
Communication Services............................   4.2%
Consumer Discretionary............................  17.2%
Consumer Staples..................................   6.0%
Energy............................................   2.8%
Financials........................................   7.8%
Health Care.......................................  11.5%
Industrials.......................................  25.3%
Information Technology............................  17.3%
Materials.........................................   6.5%
Real Estate.......................................   0.9%
Utilities.........................................   0.5%
                                                   -----
                                                   100.0%

        INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
Communication Services............................   9.8%
Consumer Discretionary............................  14.4%
Consumer Staples..................................  13.1%
Energy............................................   1.9%
Financials........................................   6.4%
Health Care.......................................  12.9%
Industrials.......................................  20.9%
Information Technology............................   8.4%
Materials.........................................   9.0%
Real Estate.......................................   0.7%
Utilities.........................................   2.5%
                                                   -----
                                                   100.0%

        INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
Communication Services............................   8.6%
Consumer Discretionary............................  18.1%
Consumer Staples..................................   7.7%
Energy............................................   2.2%
Financials........................................   5.5%
Health Care.......................................   6.6%
Industrials.......................................  26.3%
Information Technology............................  14.9%
Materials.........................................   7.3%
Real Estate.......................................   1.3%
Utilities.........................................   1.5%
                                                   -----
                                                   100.0%

                        U.S. LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                     PERCENTAGE
                                                             SHARES      VALUE+    OF NET ASSETS++
                                                            --------- ------------ ---------------
COMMON STOCKS -- (97.8%)
COMMUNICATION SERVICES -- (7.3%)
      CBS Corp., Class B...................................   225,988 $ 11,586,405       0.5%
*     Facebook, Inc., Class A..............................   263,867   51,031,878       2.4%
#     Omnicom Group, Inc...................................   170,135   13,615,904       0.6%
      Verizon Communications, Inc.......................... 1,325,940   75,830,508       3.5%
      Other Securities.....................................              8,386,201       0.4%
                                                                      ------------      ----
TOTAL COMMUNICATION SERVICES...............................            160,450,896       7.4%
                                                                      ------------      ----
CONSUMER DISCRETIONARY -- (17.6%)
*     Amazon.com, Inc......................................    46,338   89,271,084       4.1%
      Best Buy Co., Inc....................................   210,885   15,691,953       0.7%
*     Booking Holdings, Inc................................    10,409   19,308,591       0.9%
      Home Depot, Inc. (The)...............................   322,959   65,786,748       3.0%
      Lowe's Cos., Inc.....................................   198,581   22,467,454       1.0%
      NIKE, Inc., Class B..................................   198,856   17,465,522       0.8%
*     O'Reilly Automotive, Inc.............................    27,325   10,344,425       0.5%
      Starbucks Corp.......................................   343,683   26,697,295       1.2%
      TJX Cos., Inc. (The).................................   283,918   15,581,420       0.7%
*     Ulta Salon Cosmetics & Fragrance, Inc................    32,015   11,172,595       0.5%
      Other Securities.....................................             95,730,764       4.6%
                                                                      ------------      ----
TOTAL CONSUMER DISCRETIONARY...............................            389,517,851      18.0%
                                                                      ------------      ----
CONSUMER STAPLES -- (8.4%)
      Altria Group, Inc....................................   569,130   30,920,833       1.4%
      Coca-Cola Co. (The)..................................   369,603   18,132,723       0.9%
      Costco Wholesale Corp................................    88,301   21,680,544       1.0%
      PepsiCo, Inc.........................................   392,163   50,216,472       2.3%
      Other Securities.....................................             64,890,579       3.0%
                                                                      ------------      ----
TOTAL CONSUMER STAPLES.....................................            185,841,151       8.6%
                                                                      ------------      ----
FINANCIALS -- (3.1%)
      American Express Co..................................    98,177   11,509,290       0.5%
      S&P Global, Inc......................................    53,669   11,842,601       0.6%
      Other Securities.....................................             45,013,129       2.1%
                                                                      ------------      ----
TOTAL FINANCIALS...........................................             68,365,020       3.2%
                                                                      ------------      ----
HEALTH CARE -- (13.9%)
      AbbVie, Inc..........................................   397,183   31,532,358       1.5%
      Amgen, Inc...........................................   212,317   38,072,685       1.8%
*     Celgene Corp.........................................   153,887   14,566,943       0.7%
      Eli Lilly & Co.......................................   167,231   19,572,716       0.9%
      Gilead Sciences, Inc.................................   250,702   16,305,658       0.8%
      Johnson & Johnson....................................   512,655   72,386,886       3.3%
      Merck & Co., Inc.....................................   398,103   31,334,687       1.4%
      UnitedHealth Group, Inc..............................    72,436   16,882,659       0.8%
      Other Securities.....................................             66,447,445       3.0%
                                                                      ------------      ----
TOTAL HEALTH CARE..........................................            307,102,037      14.2%
                                                                      ------------      ----

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                          PERCENTAGE
                                                SHARES       VALUE+     OF NET ASSETS++
                                               --------- -------------- ---------------
INDUSTRIALS -- (17.1%)
        3M Co.................................   154,326 $   29,246,320        1.3%
        Boeing Co. (The)......................   141,193     53,327,184        2.5%
        Caterpillar, Inc......................   164,921     22,993,286        1.1%
        Honeywell International, Inc..........   119,434     20,737,325        1.0%
        Lockheed Martin Corp..................    62,391     20,796,792        1.0%
        Union Pacific Corp....................   125,887     22,287,035        1.0%
        United Parcel Service, Inc., Class B..   172,462     18,318,914        0.8%
        Waste Management, Inc.................   122,177     13,114,479        0.6%
        Other Securities......................              175,717,845        8.1%
                                                         --------------      -----
TOTAL INDUSTRIALS.............................              376,539,180       17.4%
                                                         --------------      -----
INFORMATION TECHNOLOGY -- (28.1%)
        Accenture P.L.C., Class A.............   157,184     28,712,801        1.3%
        Apple, Inc............................   457,023     91,710,805        4.2%
        Applied Materials, Inc................   267,546     11,790,752        0.6%
        Automatic Data Processing, Inc........   103,500     17,014,365        0.8%
        CDW Corp..............................    96,150     10,153,440        0.5%
        International Business Machines Corp..   333,334     46,756,760        2.2%
        Intuit, Inc...........................    53,565     13,448,029        0.6%
        Mastercard, Inc., Class A.............   257,840     65,553,242        3.0%
        Microsoft Corp........................   734,096     95,872,938        4.4%
        NVIDIA Corp...........................    59,105     10,698,005        0.5%
        Oracle Corp...........................   483,132     26,731,694        1.2%
        QUALCOMM, Inc.........................   284,087     24,468,413        1.1%
        Texas Instruments, Inc................   198,516     23,391,140        1.1%
#       Visa, Inc., Class A...................   174,054     28,619,699        1.3%
        Other Securities......................              125,835,989        6.0%
                                                         --------------      -----
TOTAL INFORMATION TECHNOLOGY..................              620,758,072       28.8%
                                                         --------------      -----
MATERIALS -- (2.3%)
        Other Securities......................               51,234,541        2.4%
                                                         --------------      -----
TOTAL COMMON STOCKS...........................            2,159,808,748      100.0%
                                                         --------------      -----
SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)    The DFA Short Term Investment Fund.... 4,148,802     48,005,785        2.2%
                                                         --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,559,407,887).......................           $2,207,814,533      102.2%
                                                         ==============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                            -------------------------------------------
                                              LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                            ------------ ------- --------- ------------
Common Stocks
   Communication Services.................. $160,450,896   --       --     $160,450,896
   Consumer Discretionary..................  389,517,851   --       --      389,517,851
   Consumer Staples........................  185,841,151   --       --      185,841,151
   Financials..............................   68,365,020   --       --       68,365,020
   Health Care.............................  307,102,037   --       --      307,102,037

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ---------------------------------------------------
                                            LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                         -------------- ----------- --------- --------------
   Industrials.......................... $  376,539,180          --    --     $  376,539,180
   Information Technology...............    620,758,072          --    --        620,758,072
   Materials............................     51,234,541          --    --         51,234,541
Securities Lending Collateral...........             -- $48,005,785    --         48,005,785
                                         -------------- -----------    --     --------------
TOTAL................................... $2,159,808,748 $48,005,785    --     $2,207,814,533
                                         ============== ===========    ==     ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS++
                                           ------- ------------ ---------------
COMMON STOCKS -- (85.7%)
COMMUNICATION SERVICES -- (3.6%)
      Cable One, Inc......................   3,103 $  3,290,825       0.5%
      Other Securities....................           22,586,995       3.7%
                                                   ------------      ----
TOTAL COMMUNICATION SERVICES..............           25,877,820       4.2%
                                                   ------------      ----
CONSUMER DISCRETIONARY -- (14.8%)
      American Eagle Outfitters, Inc...... 100,147    2,381,496       0.4%
      Carter's, Inc.......................  28,127    2,978,931       0.5%
      Churchill Downs, Inc................  25,258    2,547,269       0.4%
      Cracker Barrel Old Country Store,
#      Inc................................  17,004    2,869,255       0.5%
*     Deckers Outdoor Corp................  19,962    3,158,188       0.5%
      Floor & Decor Holdings, Inc.,
#*     Class A............................  66,452    3,191,025       0.5%
#*    Fox Factory Holding Corp............  34,239    2,656,946       0.4%
#*    Tempur Sealy International, Inc.....  38,024    2,334,674       0.4%
#     Wendy's Co. (The)................... 171,167    3,185,418       0.5%
      Wolverine World Wide, Inc...........  63,634    2,342,368       0.4%
      Other Securities....................           79,286,192      12.7%
                                                   ------------      ----
TOTAL CONSUMER DISCRETIONARY..............          106,931,762      17.2%
                                                   ------------      ----
CONSUMER STAPLES -- (5.2%)
      Casey's General Stores, Inc.........  19,176    2,537,944       0.4%
#     Energizer Holdings, Inc.............  51,585    2,470,406       0.4%
#     Flowers Foods, Inc.................. 116,931    2,542,080       0.4%
*     Performance Food Group Co...........  61,499    2,518,384       0.4%
      Other Securities....................           27,361,279       4.4%
                                                   ------------      ----
TOTAL CONSUMER STAPLES....................           37,430,093       6.0%
                                                   ------------      ----
ENERGY -- (2.4%)
      Other Securities....................           17,481,074       2.8%
                                                   ------------      ----
FINANCIALS -- (6.7%)
      Evercore, Inc., Class A.............  29,655    2,889,287       0.5%
      FirstCash, Inc......................  28,331    2,767,372       0.4%
#*    LendingTree, Inc....................   7,132    2,744,536       0.4%
      Primerica, Inc......................  23,372    3,045,138       0.5%
#     RLI Corp............................  29,710    2,416,314       0.4%
      Other Securities....................           34,791,793       5.6%
                                                   ------------      ----
TOTAL FINANCIALS..........................           48,654,440       7.8%
                                                   ------------      ----
HEALTH CARE -- (9.8%)
*     Amedisys, Inc.......................  26,239    3,353,869       0.5%
*     Omnicell, Inc.......................  35,241    2,831,967       0.5%
      Other Securities....................           64,953,042      10.4%
                                                   ------------      ----
TOTAL HEALTH CARE.........................           71,138,878      11.4%
                                                   ------------      ----
INDUSTRIALS -- (21.7%)
#     AAON, Inc...........................  47,553    2,387,636       0.4%
      Armstrong World Industries, Inc.....  35,939    3,114,833       0.5%
#     Brink's Co. (The)...................  36,750    2,937,427       0.5%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  PERCENTAGE
                                            SHARES    VALUE+    OF NET ASSETS++
                                            ------ ------------ ---------------
INDUSTRIALS -- (Continued)
*     Clean Harbors, Inc................... 34,541 $  2,625,116       0.4%
      Exponent, Inc........................ 43,404    2,457,534       0.4%
*     Generac Holdings, Inc................ 42,879    2,357,916       0.4%
      Insperity, Inc....................... 27,684    3,309,899       0.5%
      John Bean Technologies Corp.......... 22,094    2,425,700       0.4%
      Landstar System, Inc................. 26,555    2,893,433       0.5%
#     MSA Safety, Inc...................... 25,272    2,777,646       0.5%
#*    Trex Co., Inc........................ 43,388    3,005,487       0.5%
*     TriNet Group, Inc.................... 53,003    3,304,207       0.5%
      Other Securities.....................         123,749,015      19.8%
                                                   ------------      ----
TOTAL INDUSTRIALS..........................         157,345,849      25.3%
                                                   ------------      ----
INFORMATION TECHNOLOGY -- (14.8%)..........
*     ACI Worldwide, Inc................... 85,196    3,026,162       0.5%
#*    Alarm.com Holdings, Inc.............. 41,106    2,913,593       0.5%
#     Blackbaud, Inc....................... 29,316    2,324,466       0.4%
#     Brooks Automation, Inc............... 63,603    2,385,749       0.4%
      Cabot Microelectronics Corp.......... 23,207    2,929,884       0.5%
#     Entegris, Inc........................ 66,815    2,730,061       0.4%
#     j2 Global, Inc....................... 30,589    2,680,208       0.4%
#*    Lumentum Holdings, Inc............... 37,855    2,345,874       0.4%
*     Manhattan Associates, Inc............ 47,515    3,204,887       0.5%
*     Novanta, Inc......................... 30,067    2,616,430       0.4%
*     Paylocity Holding Corp............... 28,430    2,744,916       0.4%
*     Silicon Laboratories, Inc............ 26,292    2,830,597       0.5%
      Versum Materials, Inc................ 77,575    4,047,863       0.6%
      Other Securities.....................          70,439,172      11.3%
                                                   ------------      ----
TOTAL INFORMATION TECHNOLOGY...............         107,219,862      17.2%
                                                   ------------      ----
MATERIALS -- (5.6%)........................
*     Ingevity Corp........................ 29,906    3,439,489       0.6%
#     Scotts Miracle-Gro Co. (The)......... 36,128    3,071,603       0.5%
      Other Securities.....................          34,172,685       5.4%
                                                   ------------      ----
TOTAL MATERIALS............................          40,683,777       6.5%
                                                   ------------      ----
REAL ESTATE -- (0.7%)......................
      Other Securities.....................           5,423,192       0.9%
                                                   ------------      ----
UTILITIES -- (0.4%)........................
      New Jersey Resources Corp............ 54,837    2,746,237       0.4%
      Other Securities.....................             351,494       0.1%
                                                   ------------      ----
TOTAL UTILITIES............................           3,097,731       0.5%
                                                   ------------      ----
TOTAL COMMON STOCKS........................         621,284,478      99.8%
                                                   ------------      ----
PREFERRED STOCKS -- (0.0%).................
COMMUNICATION SERVICES -- (0.0%)...........
      Other Security.......................              66,074       0.0%
                                                   ------------      ----
TOTAL INVESTMENT SECURITIES................         621,350,552
                                                   ------------

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                                               SHARES      VALUE+    OF NET ASSETS++
                                                              --------- ------------ ---------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
        State Street Institutional U.S. Government Money
         Market Fund, 2.370%................................. 1,554,528 $  1,554,528        0.3%
                                                                        ------------      -----
SECURITIES LENDING COLLATERAL -- (14.1%)
@(S)    The DFA Short Term Investment Fund................... 8,819,148  102,046,362       16.4%
                                                                        ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $606,051,153)........................................           $724,951,442      116.5%
                                                                        ============      =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ----------------------------------------------
                                           LEVEL 1      LEVEL 2       LEVEL 3    TOTAL
                                         ------------ ------------    ------- ------------
Common Stocks
   Communication Services............... $ 25,877,820           --      --    $ 25,877,820
   Consumer Discretionary...............  106,931,762           --      --     106,931,762
   Consumer Staples.....................   37,430,093           --      --      37,430,093
   Energy...............................   17,481,074           --      --      17,481,074
   Financials...........................   48,654,440           --      --      48,654,440
   Health Care..........................   71,138,878           --      --      71,138,878
   Industrials..........................  157,345,849           --      --     157,345,849
   Information Technology...............  107,219,862           --      --     107,219,862
   Materials............................   40,683,777           --      --      40,683,777
   Real Estate..........................    5,423,192           --      --       5,423,192
   Utilities............................    3,097,731           --      --       3,097,731
Preferred Stocks........................
   Communication Services...............       66,074           --      --          66,074
Temporary Cash Investments..............    1,554,528           --      --       1,554,528
Securities Lending Collateral...........           -- $102,046,362      --     102,046,362
                                         ------------ ------------      --    ------------
TOTAL................................... $622,905,080 $102,046,362      --    $724,951,442
                                         ============ ============      ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                                      PERCENTAGE
                                                            SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            ------- ------------------------------- ---------------
COMMON STOCKS -- (92.3%)
AUSTRALIA -- (6.0%)
      BHP Group, Ltd....................................... 146,880           $ 3,886,789                 1.1%
      CSL, Ltd.............................................  26,483             3,714,553                 1.0%
      Other Securities.....................................                    15,076,538                 4.3%
                                                                              -----------                 ---
TOTAL AUSTRALIA............................................                    22,677,880                 6.4%
                                                                              -----------                 ---
AUSTRIA -- (0.1%)
      Other Securities.....................................                       487,381                 0.1%
                                                                              -----------                 ---
BELGIUM -- (1.0%)
#     Anheuser-Busch InBev SA..............................  21,337             1,897,012                 0.5%
      Other Securities.....................................                     1,699,975                 0.5%
                                                                              -----------                 ---
TOTAL BELGIUM..............................................                     3,596,987                 1.0%
                                                                              -----------                 ---
CANADA -- (8.3%)
      Canadian National Railway Co.........................  32,222             2,989,557                 0.8%
      Constellation Software, Inc..........................   2,045             1,804,384                 0.5%
      Royal Bank of Canada.................................  24,730             1,970,905                 0.6%
      Royal Bank of Canada.................................  28,696             2,286,784                 0.6%
      Other Securities.....................................                    22,640,846                 6.4%
                                                                              -----------                 ---
TOTAL CANADA...............................................                    31,692,476                 8.9%
                                                                              -----------                 ---
DENMARK -- (1.5%)
      Novo Nordisk A.S., Class B........................... 104,006             5,095,726                 1.4%
      Other Security.......................................                       562,900                 0.2%
                                                                              -----------                 ---
TOTAL DENMARK..............................................                     5,658,626                 1.6%
                                                                              -----------                 ---
FINLAND -- (0.9%)
      Other Securities.....................................                     3,504,514                 1.0%
                                                                              -----------                 ---
FRANCE -- (9.2%)
      Air Liquide SA.......................................  16,093             2,140,881                 0.6%
      Airbus SE............................................  33,322             4,562,770                 1.3%
      Danone SA............................................  24,525             1,983,522                 0.6%
#     Kering SA............................................   4,254             2,517,323                 0.7%
      Legrand SA...........................................  28,726             2,112,880                 0.6%
#     LVMH Moet Hennessy Louis Vuitton SE..................  14,620             5,740,062                 1.6%
      Sodexo SA............................................  14,942             1,713,214                 0.5%
#     Vinci SA.............................................  27,165             2,743,564                 0.8%
      Other Securities.....................................                    11,462,586                 3.1%
                                                                              -----------                 ---
TOTAL FRANCE...............................................                    34,976,802                 9.8%
                                                                              -----------                 ---
GERMANY -- (7.2%)
      Adidas AG............................................   8,013             2,064,052                 0.6%
      BASF SE..............................................  32,380             2,643,534                 0.7%
      Deutsche Post AG.....................................  57,394             1,995,040                 0.6%
      Deutsche Telekom AG.................................. 198,595             3,327,439                 0.9%
      E.ON SE.............................................. 263,652             2,834,713                 0.8%
      Infineon Technologies AG.............................  74,903             1,775,620                 0.5%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                      PERCENTAGE
                                                            SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            ------- ------------------------------- ---------------
GERMANY -- (Continued)
      Other Securities.....................................                   $12,704,640                 3.6%
                                                                              -----------                ----
TOTAL GERMANY..............................................                    27,345,038                 7.7%
                                                                              -----------                ----
HONG KONG -- (2.9%)
      AIA Group, Ltd....................................... 379,800             3,888,938                 1.1%
      Hong Kong Exchanges & Clearing, Ltd..................  72,217             2,508,732                 0.7%
      Other Securities.....................................                     4,499,923                 1.3%
                                                                              -----------                ----
TOTAL HONG KONG............................................                    10,897,593                 3.1%
                                                                              -----------                ----
IRELAND -- (0.4%)
      Other Securities.....................................                     1,620,615                 0.5%
                                                                              -----------                ----
ISRAEL -- (0.4%)
      Other Securities.....................................                     1,628,447                 0.5%
                                                                              -----------                ----
ITALY -- (1.7%)
      Other Securities.....................................                     6,292,797                 1.8%
                                                                              -----------                ----
JAPAN -- (20.1%)
      Kao Corp.............................................  25,800             1,991,694                 0.6%
      KDDI Corp............................................ 121,400             2,797,972                 0.8%
      SoftBank Group Corp..................................  56,540             5,995,011                 1.7%
      Sony Corp............................................  77,900             3,923,675                 1.1%
      Other Securities.....................................                    62,067,681                17.4%
                                                                              -----------                ----
TOTAL JAPAN................................................                    76,776,033                21.6%
                                                                              -----------                ----
NETHERLANDS -- (3.0%)
      Koninklijke KPN NV................................... 638,285             1,961,676                 0.5%
      Unilever NV..........................................  71,707             4,338,991                 1.2%
      Wolters Kluwer NV....................................  28,262             1,972,616                 0.6%
      Other Securities.....................................                     3,189,932                 0.9%
                                                                              -----------                ----
TOTAL NETHERLANDS..........................................                    11,463,215                 3.2%
                                                                              -----------                ----
NEW ZEALAND -- (0.2%)
      Other Securities.....................................                       781,342                 0.2%
                                                                              -----------                ----
NORWAY -- (0.8%)
      Other Securities.....................................                     3,127,173                 0.9%
                                                                              -----------                ----
PORTUGAL -- (0.0%)
      Other Security.......................................                       121,082                 0.0%
                                                                              -----------                ----
SINGAPORE -- (1.1%)
      Other Securities.....................................                     4,104,111                 1.2%
                                                                              -----------                ----
SPAIN -- (2.7%)
      Amadeus IT Group SA..................................  23,703             1,889,049                 0.5%
      Telefonica SA........................................ 355,645             2,965,143                 0.8%
      Other Securities.....................................                     5,367,698                 1.6%
                                                                              -----------                ----
TOTAL SPAIN................................................                    10,221,890                 2.9%
                                                                              -----------                ----

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                         PERCENTAGE
                                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                             --------- ------------------------------- ---------------
SWEDEN -- (2.3%)
       Other Securities.....................................                    $  8,837,313                  2.5%
                                                                                ------------                -----
SWITZERLAND -- (7.7%)
       Givaudan SA..........................................       814             2,107,694                  0.6%
       Nestle SA............................................    66,107             6,364,624                  1.8%
       Roche Holding AG.....................................    38,775            10,231,299                  2.9%
       SGS SA...............................................       704             1,857,539                  0.5%
       Sika AG..............................................    16,920             2,592,517                  0.7%
       Other Securities.....................................                       6,364,835                  1.8%
                                                                                ------------                -----
TOTAL SWITZERLAND...........................................                      29,518,508                  8.3%
                                                                                ------------                -----
UNITED KINGDOM -- (14.8%)
       Ashtead Group P.L.C..................................    66,691             1,851,825                  0.5%
#      AstraZeneca P.L.C., Sponsored ADR....................    80,431             3,029,032                  0.9%
       BHP Group P.L.C......................................    71,676             1,691,881                  0.5%
       BT Group P.L.C.......................................   870,723             2,598,249                  0.7%
       Compass Group P.L.C..................................    80,455             1,830,654                  0.5%
       Diageo P.L.C., Sponsored ADR.........................    11,691             1,971,570                  0.6%
       Experian P.L.C.......................................    65,315             1,901,249                  0.5%
#      GlaxoSmithKline P.L.C., Sponsored ADR................   137,254             5,645,257                  1.6%
       Rio Tinto P.L.C., Sponsored ADR......................    36,037             2,122,579                  0.6%
       SSE P.L.C............................................   146,178             2,187,206                  0.6%
       Unilever P.L.C., Sponsored ADR.......................    59,094             3,592,915                  1.0%
       Other Securities.....................................                      28,134,191                  7.9%
                                                                                ------------                -----
TOTAL UNITED KINGDOM........................................                      56,556,608                 15.9%
                                                                                ------------                -----
TOTAL COMMON STOCKS.........................................                     351,886,431                 99.1%
                                                                                ------------                -----
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
       Other Securities.....................................                         874,550                  0.2%
                                                                                ------------                -----
UNITED KINGDOM -- (0.0%)
       Other Security.......................................                           7,988                  0.0%
                                                                                ------------                -----
TOTAL PREFERRED STOCKS......................................                         882,538                  0.2%
                                                                                ------------                -----
TOTAL INVESTMENT SECURITIES.................................                     352,768,969
                                                                                ------------

                                                                                   VALUE+
                                                                       -------------------------------
SECURITIES LENDING COLLATERAL -- (7.5%)
@(S) The DFA Short Term Investment Fund..................... 2,473,977            28,626,385                  8.1%
                                                                                ------------                -----
TOTAL INVESTMENTS--(100.0%)
     (Cost $328,340,646)....................................                    $381,395,354                107.4%
                                                                                ============                =====

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------------
                                                          LEVEL 1     LEVEL 2      LEVEL 3    TOTAL
                                                        ----------- ------------ --------- ------------
Common Stocks
   Australia...........................................          -- $ 22,677,880    --     $ 22,677,880
   Austria.............................................          --      487,381    --          487,381
   Belgium............................................. $   159,647    3,437,340    --        3,596,987
   Canada..............................................  31,692,476           --    --       31,692,476
   Denmark.............................................          --    5,658,626    --        5,658,626
   Finland.............................................          --    3,504,514    --        3,504,514
   France..............................................          --   34,976,802    --       34,976,802
   Germany.............................................     596,108   26,748,930    --       27,345,038
   Hong Kong...........................................          --   10,897,593    --       10,897,593
   Ireland.............................................          --    1,620,615    --        1,620,615
   Israel..............................................     721,776      906,671    --        1,628,447
   Italy...............................................     909,497    5,383,300    --        6,292,797
   Japan...............................................          --   76,776,033    --       76,776,033
   Netherlands.........................................   5,600,264    5,862,951    --       11,463,215
   New Zealand.........................................          --      781,342    --          781,342
   Norway..............................................          --    3,127,173    --        3,127,173
   Portugal............................................          --      121,082    --          121,082
   Singapore...........................................          --    4,104,111    --        4,104,111
   Spain...............................................          --   10,221,890    --       10,221,890
   Sweden..............................................          --    8,837,313    --        8,837,313
   Switzerland.........................................     218,884   29,299,624    --       29,518,508
   United Kingdom......................................  16,823,155   39,733,453    --       56,556,608
Preferred Stocks
   Germany.............................................          --      874,550    --          874,550
   United Kingdom......................................          --        7,988    --            7,988
Securities Lending Collateral                                    --   28,626,385    --       28,626,385
                                                        ----------- ------------    --     ------------
TOTAL.................................................. $56,721,807 $324,673,547    --     $381,395,354
                                                        =========== ============    ==     ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                            PERCENTAGE
                                   SHARES VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                   ------ ------------------------------- ---------------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (6.5%)
      Altium, Ltd................. 28,568           $   682,727                 0.3%
      DuluxGroup, Ltd............. 94,966               652,864                 0.3%
      Other Securities............                   12,234,717                 6.2%
                                                    -----------                 ---
TOTAL AUSTRALIA...................                   13,570,308                 6.8%
                                                    -----------                 ---
AUSTRIA -- (1.0%)
#     ANDRITZ AG.................. 16,049               766,436                 0.4%
      Other Securities............                    1,314,491                 0.6%
                                                    -----------                 ---
TOTAL AUSTRIA.....................                    2,080,927                 1.0%
                                                    -----------                 ---
BELGIUM -- (1.4%)
      Other Securities............                    2,866,532                 1.4%
                                                    -----------                 ---
CANADA -- (8.4%)
      FirstService Corp...........  7,505               653,081                 0.3%
      Other Securities............                   16,864,759                 8.5%
                                                    -----------                 ---
TOTAL CANADA......................                   17,517,840                 8.8%
                                                    -----------                 ---
CHINA -- (0.0%)
      Other Security..............                       11,431                 0.0%
                                                    -----------                 ---
DENMARK -- (1.9%)
      Pandora A.S................. 17,456               733,225                 0.4%
      Royal Unibrew A.S........... 15,601             1,119,486                 0.6%
      SimCorp A.S................. 12,371             1,214,463                 0.6%
      Other Securities............                      862,274                 0.4%
                                                    -----------                 ---
TOTAL DENMARK.....................                    3,929,448                 2.0%
                                                    -----------                 ---
FINLAND -- (2.1%)
#     Metso Oyj................... 18,318               685,409                 0.4%
      Nokian Renkaat Oyj.......... 21,998               737,368                 0.4%
      Orion Oyj, Class B.......... 26,317               877,527                 0.4%
#     Valmet Oyj.................. 29,344               808,339                 0.4%
      Other Securities............                    1,364,720                 0.7%
                                                    -----------                 ---
TOTAL FINLAND.....................                    4,473,363                 2.3%
                                                    -----------                 ---
FRANCE -- (4.2%)
      Alten SA....................  6,771               739,474                 0.4%
      Euronext NV................. 13,342               927,030                 0.5%
      Ingenico Group SA........... 13,210             1,114,926                 0.6%
#     Lagardere SCA............... 23,695               645,353                 0.3%
      Other Securities............                    5,334,626                 2.6%
                                                    -----------                 ---
TOTAL FRANCE......................                    8,761,409                 4.4%
                                                    -----------                 ---
GERMANY -- (6.7%)
      Bechtle AG..................  7,619               784,349                 0.4%
      CTS Eventim AG & Co. KGaA... 15,058               773,367                 0.4%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                            PERCENTAGE
                                   SHARES VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                   ------ ------------------------------- ---------------
GERMANY -- (Continued)
    Duerr AG...................... 13,850           $   626,352                 0.3%
*   Evotec SE..................... 28,193               703,675                 0.4%
    Hugo Boss AG.................. 17,355             1,212,666                 0.6%
    Nemetschek SE.................  4,932               912,421                 0.5%
    Scout24 AG.................... 17,252               889,829                 0.5%
    Other Securities..............                    8,046,788                 3.9%
                                                    -----------                ----
TOTAL GERMANY.....................                   13,949,447                 7.0%
                                                    -----------                ----
HONG KONG -- (2.3%)
      Other Securities............                    4,872,135                 2.5%
                                                    -----------                ----
IRELAND -- (0.3%)
      Other Securities............                      531,116                 0.3%
                                                    -----------                ----
ISRAEL -- (1.0%)
      Other Securities............                    2,039,526                 1.0%
                                                    -----------                ----
ITALY -- (4.0%)
      Interpump Group SpA......... 18,033               678,117                 0.3%
      Other Securities............                    7,552,413                 3.8%
                                                    -----------                ----
TOTAL ITALY.......................                    8,230,530                 4.1%
                                                    -----------                ----
JAPAN -- (22.4%)
      Other Securities............                   46,779,221                23.6%
                                                    -----------                ----
NETHERLANDS -- (2.0%)
      IMCD NV.....................  9,603               776,443                 0.4%
      Other Securities............                    3,453,793                 1.7%
                                                    -----------                ----
TOTAL NETHERLANDS.................                    4,230,236                 2.1%
                                                    -----------                ----
NEW ZEALAND -- (0.5%)
      Other Securities............                    1,129,969                 0.6%
                                                    -----------                ----
NORWAY -- (1.0%)
      Other Securities............                    2,142,767                 1.1%
                                                    -----------                ----
PORTUGAL -- (0.4%)
      Other Securities............                      835,070                 0.4%
                                                    -----------                ----
SINGAPORE -- (0.7%)
      Other Securities............                    1,351,992                 0.7%
                                                    -----------                ----
SPAIN -- (2.2%)
      Cellnex Telecom SA.......... 26,474               815,507                 0.4%
      Other Securities............                    3,703,435                 1.9%
                                                    -----------                ----
TOTAL SPAIN.......................                    4,518,942                 2.3%
                                                    -----------                ----
SWEDEN -- (2.9%)
      Other Securities............                    6,120,473                 3.1%
                                                    -----------                ----
SWITZERLAND -- (4.6%)
      Belimo Holding AG...........    117               614,670                 0.3%
      Cembra Money Bank AG........  7,307               678,611                 0.3%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                      ------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
        dormakaba Holding AG.........     900          $    679,852                  0.3%
        Georg Fischer AG.............     719               699,279                  0.4%
        Panalpina Welttransport
         Holding AG..................   3,052               654,271                  0.3%
        VAT Group AG.................   5,893               732,440                  0.4%
        Other Securities.............                     5,602,883                  2.9%
                                                       ------------                -----
TOTAL SWITZERLAND....................                     9,662,006                  4.9%
                                                       ------------                -----
UNITED KINGDOM -- (18.0%)
        Auto Trader Group P.L.C...... 191,532             1,415,874                  0.7%
        B&M European Value Retail SA. 199,513             1,028,544                  0.5%
        Britvic P.L.C................  62,876               750,609                  0.4%
        Burford Capital, Ltd.........  30,780               658,597                  0.3%
        Electrocomponents P.L.C......  93,087               784,940                  0.4%
        Fevertree Drinks P.L.C.......  20,796               855,061                  0.4%
        G4S P.L.C.................... 339,949               960,801                  0.5%
        Hays P.L.C................... 323,616               641,560                  0.3%
        HomeServe P.L.C..............  70,694             1,001,961                  0.5%
        Howden Joinery Group P.L.C... 144,864               962,026                  0.5%
        IMI P.L.C....................  63,232               868,402                  0.4%
        JD Sports Fashion P.L.C......  79,590               654,245                  0.3%
        Merlin Entertainments P.L.C.. 162,617               777,649                  0.4%
        Rightmove P.L.C.............. 119,452               844,657                  0.4%
        Rotork P.L.C................. 205,807               839,430                  0.4%
        SSP Group P.L.C.............. 103,436               940,171                  0.5%
        Tate & Lyle P.L.C............ 107,417             1,076,617                  0.5%
        WH Smith P.L.C...............  25,796               690,152                  0.4%
        Other Securities.............                    21,681,921                 11.1%
                                                       ------------                -----
TOTAL UNITED KINGDOM.................                    37,433,217                 18.9%
                                                       ------------                -----
TOTAL COMMON STOCKS..................                   197,037,905                 99.3%
                                                       ------------                -----
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
        Other Securities.............                       627,531                  0.3%
                                                       ------------                -----
TOTAL INVESTMENT SECURITIES..........                   197,665,436
                                                       ------------

                                                          VALUE+
                                              -------------------------------
SECURITIES LENDING COLLATERAL --
  (5.2%)
        The DFA Short Term
@(S)     Investment Fund............. 932,647            10,791,660                  5.4%
                                                       ------------                -----
TOTAL INVESTMENTS--(100.0%)
      (Cost $188,073,015)............                  $208,457,096                105.0%
                                                       ============                =====

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------
                                         LEVEL 1   LEVEL 2     LEVEL 3    TOTAL
                                         ------- ----------- --------- -----------
Common Stocks
   Australia............................   --    $13,570,308    --     $13,570,308
   Austria..............................   --      2,080,927    --       2,080,927

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -----------------------------------------------
                                           LEVEL 1     LEVEL 2      LEVEL 3    TOTAL
                                         ----------- ------------ --------- ------------
   Belgium..............................          -- $  2,866,532    --     $  2,866,532
   Canada............................... $17,517,840           --    --       17,517,840
   China................................          --       11,431    --           11,431
   Denmark..............................          --    3,929,448    --        3,929,448
   Finland..............................          --    4,473,363    --        4,473,363
   France...............................          --    8,761,409    --        8,761,409
   Germany..............................          --   13,949,447    --       13,949,447
   Hong Kong............................          --    4,872,135    --        4,872,135
   Ireland..............................          --      531,116    --          531,116
   Israel...............................          --    2,039,526    --        2,039,526
   Italy................................          --    8,230,530    --        8,230,530
   Japan................................          --   46,779,221    --       46,779,221
   Netherlands..........................          --    4,230,236    --        4,230,236
   New Zealand..........................          --    1,129,969    --        1,129,969
   Norway...............................          --    2,142,767    --        2,142,767
   Portugal.............................          --      835,070    --          835,070
   Singapore............................          --    1,351,992    --        1,351,992
   Spain................................          --    4,518,942    --        4,518,942
   Sweden...............................          --    6,120,473    --        6,120,473
   Switzerland..........................          --    9,662,006    --        9,662,006
   United Kingdom.......................          --   37,433,217    --       37,433,217
Preferred Stocks
   Germany..............................          --      627,531    --          627,531
Securities Lending Collateral                     --   10,791,660    --       10,791,660
                                         ----------- ------------    --     ------------
TOTAL................................... $17,517,840 $190,939,256    --     $208,457,096
                                         =========== ============    ==     ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                           INTERNATIONAL  INTERNATIONAL
                                                             U.S. LARGE CAP U.S. SMALL CAP   LARGE CAP      SMALL CAP
                                                                 GROWTH         GROWTH        GROWTH         GROWTH
                                                               PORTFOLIO*     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                                             -------------- -------------- -------------- --------------
ASSETS:
Investments at Value (including $94,681, $149,373, $30,379
  and $17,710 of securities on loan, respectively).......... $    2,159,809 $      621,351 $      352,769 $      197,665
Temporary Cash Investments at Value & Cost..................             --          1,555             --             --
Collateral from Securities on Loan Invested in Affiliate at
   Value (including cost of $48,001, $102,038, $28,625 and
     $10,791)...............................................         48,006        102,046         28,626         10,792
Foreign Currencies at Value.................................             --             --            596            246
Cash........................................................             --             --             68             --
Receivables:
   Investment Securities Sold...............................          2,557          1,090            930            461
   Dividends and Interest...................................          2,259            103          1,330            799
   Securities Lending Income................................             13             46             16             47
   Fund Shares Sold.........................................          1,714            576            255            139
Prepaid Expenses and Other Assets...........................             34             23             15             13
                                                             -------------- -------------- -------------- --------------
       Total Assets.........................................      2,214,392        726,790        384,605        210,162
                                                             -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         47,997        102,040         28,626         10,792
   Investment Securities Purchased..........................             --          1,166            148             --
   Fund Shares Redeemed.....................................          3,373            965            542            486
   Due to Advisor...........................................            299            177             66             70
   Line of Credit...........................................          1,620             --             --            248
Accrued Expenses and Other Liabilities......................            173             71             41             53
                                                             -------------- -------------- -------------- --------------
       Total Liabilities....................................         53,462        104,419         29,423         11,649
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    2,160,930 $      622,371 $      355,182 $      198,513
                                                             ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $2,160,930; $622,371; $355,182 and $198,513 and shares
  outstanding of 101,528,134, 33,592,544, 27,557,212 and
  13,831,693, respectively.................................. $        21.28 $        18.53 $        12.89 $        14.35
                                                             ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000
                                                             ============== ============== ============== ==============
Investments at Cost......................................... $    1,511,407 $      502,459 $      299,715 $      177,282
                                                             ============== ============== ============== ==============
Foreign Currencies at Cost.................................. $           -- $           -- $          597 $          248
                                                             ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,501,119 $      501,785 $      319,697 $      176,157
Total Distributable Earnings (Loss).........................        659,811        120,586         35,485         22,356
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    2,160,930 $      622,371 $      355,182 $      198,513
                                                             ============== ============== ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                                                      INTERNATIONAL INTERNATIONAL
                                                                        U.S. LARGE CAP U.S. SMALL CAP   LARGE CAP     SMALL CAP
                                                                            GROWTH         GROWTH        GROWTH        GROWTH
                                                                          PORTFOLIO#     PORTFOLIO#    PORTFOLIO#    PORTFOLIO#
                                                                        -------------- -------------- ------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $4, $443 and $229,
     respectively).....................................................    $ 20,279       $ 3,657        $ 4,683       $ 2,123
   Income from Securities Lending......................................         109           251             73           242
                                                                           --------       -------        -------       -------
          Total Investment Income......................................      20,388         3,908          4,756         2,365
                                                                           --------       -------        -------       -------
FUND EXPENSES
   Investment Management Fees..........................................       1,679         1,010            410           448
   Accounting & Transfer Agent Fees....................................         127            42             34            24
   Custodian Fees......................................................          11             7             22            38
   Filing Fees.........................................................          29            20             14            12
   Shareholders' Reports...............................................          38            17             13            11
   Directors'/Trustees' Fees & Expenses................................           7             3              2            --
   Professional Fees...................................................          14             5              4             2
   Other...............................................................          33            11              9             8
                                                                           --------       -------        -------       -------
          Total Fund Expenses..........................................       1,938         1,115            508           543
                                                                           --------       -------        -------       -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)................................          --            --            (16)          (51)
   Fees Paid Indirectly (Note C).......................................          --            --             (9)          (11)
                                                                           --------       -------        -------       -------
   Net Expenses........................................................       1,938         1,115            483           481
                                                                           --------       -------        -------       -------
   NET INVESTMENT INCOME (LOSS)........................................      18,450         2,793          4,273         1,884
                                                                           --------       -------        -------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**....................................       8,425         1,495         (5,823)          961
       Affiliated Investment Companies Shares Sold.....................          --             3             --            --
       Futures.........................................................        (369)          (17)            --          (166)
       Foreign Currency Transactions...................................          --            --            (10)           13
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency......................     193,917        33,809         34,458        10,819
       Affiliated Investment Companies Shares..........................           4             7             --             1
       Translation of Foreign Currency-Denominated Amounts.............          --            --             (1)           (1)
                                                                           --------       -------        -------       -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).............................     201,977        35,297         28,624        11,627
                                                                           --------       -------        -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........    $220,427       $38,090        $32,897       $13,511
                                                                           ========       =======        =======       =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   U.S. LARGE CAP         U.S. SMALL CAP
                                                                  GROWTH PORTFOLIO       GROWTH PORTFOLIO
                                                               ----------------------  --------------------
                                                               SIX MONTHS     YEAR     SIX MONTHS    YEAR
                                                                  ENDED       ENDED       ENDED      ENDED
                                                                 APR 30,     OCT 31,     APR 30,    OCT 31,
                                                                  2019        2018        2019       2018
                                                               ----------- ----------  ----------- --------
                                                               (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................... $   18,450  $   35,040   $  2,793   $  4,543
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.......................      8,425      50,881      1,495     24,081
       Affiliated Investment Companies Shares Sold............         --          (5)         3         (6)
       Futures................................................       (369)         --        (17)        --
       Foreign Currency Transactions..........................         --          --         --         --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............    193,917      94,207     33,809    (25,140)
       Affiliated Investment Companies Shares.................          4          (1)         7         (1)
       Translation of Foreign Currency- Denominated
         Amounts..............................................         --          --         --         --
                                                               ----------  ----------   --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations.........................    220,427     180,122     38,090      3,477
                                                               ----------  ----------   --------   --------
Distributions:
       Institutional Class Shares.............................    (64,207)    (37,696)   (25,029)    (9,615)
                                                               ----------  ----------   --------   --------
          Total Distributions.................................    (64,207)    (37,696)   (25,029)    (9,615)
                                                               ----------  ----------   --------   --------
Capital Share Transactions (1):
   Shares Issued..............................................    229,009     481,639     82,091    165,165
   Shares Issued in Lieu of Cash Distributions................     63,929      37,385     24,883      9,537
   Shares Redeemed............................................   (249,670)   (345,263)   (89,430)   (84,935)
                                                               ----------  ----------   --------   --------
          Net Increase (Decrease) from Capital Share
            Transactions......................................     43,268     173,761     17,544     89,767
                                                               ----------  ----------   --------   --------
          Total Increase (Decrease) in Net Assets.............    199,488     316,187     30,605     83,629
NET ASSETS
   Beginning of Period........................................  1,961,442   1,645,255    591,766    508,137
                                                               ----------  ----------   --------   --------
   End of Period.............................................. $2,160,930  $1,961,442   $622,371   $591,766
                                                               ==========  ==========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..............................................     11,843      24,255      4,867      8,591
   Shares Issued in Lieu of Cash Distributions................      3,468       1,876      1,568        508
   Shares Redeemed............................................    (12,940)    (17,262)    (5,369)    (4,415)
                                                               ----------  ----------   --------   --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed......................................      2,371       8,869      1,066      4,684
                                                               ==========  ==========   ========   ========

                                                                INTERNATIONAL LARGE   INTERNATIONAL SMALL
                                                               CAP GROWTH PORTFOLIO  CAP GROWTH PORTFOLIO
                                                               --------------------  --------------------
                                                               SIX MONTHS    YEAR    SIX MONTHS    YEAR
                                                                  ENDED      ENDED      ENDED      ENDED
                                                                 APR 30,    OCT 31,    APR 30,    OCT 31,
                                                                  2019       2018       2019       2018
                                                               ----------- --------  ----------- --------
                                                               (UNAUDITED)           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)...............................  $  4,273   $  7,757   $  1,884   $  4,019
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.......................    (5,823)     2,282        961      4,929
       Affiliated Investment Companies Shares Sold............        --         (1)        --         (1)
       Futures................................................        --          1       (166)         9
       Foreign Currency Transactions..........................       (10)      (119)        13        (31)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............    34,458    (33,917)    10,819    (25,877)
       Affiliated Investment Companies Shares.................        --          1          1         --
       Translation of Foreign Currency- Denominated
         Amounts..............................................        (1)       (16)        (1)        (6)
                                                                --------   --------   --------   --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations.........................    32,897    (24,012)    13,511    (16,958)
                                                                --------   --------   --------   --------
Distributions:
       Institutional Class Shares.............................    (2,891)    (7,557)    (5,504)    (8,314)
                                                                --------   --------   --------   --------
          Total Distributions.................................    (2,891)    (7,557)    (5,504)    (8,314)
                                                                --------   --------   --------   --------
Capital Share Transactions (1):
   Shares Issued..............................................    72,825     72,856     45,510     54,391
   Shares Issued in Lieu of Cash Distributions................     2,863      7,482      5,493      8,278
   Shares Redeemed............................................   (62,814)   (59,263)   (43,024)   (32,640)
                                                                --------   --------   --------   --------
          Net Increase (Decrease) from Capital Share
            Transactions......................................    12,874     21,075      7,979     30,029
                                                                --------   --------   --------   --------
          Total Increase (Decrease) in Net Assets.............    42,880    (10,494)    15,986      4,757
NET ASSETS
   Beginning of Period........................................   312,302    322,796    182,527    177,770
                                                                --------   --------   --------   --------
   End of Period..............................................  $355,182   $312,302   $198,513   $182,527
                                                                ========   ========   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..............................................     6,202      5,568      3,505      3,434
   Shares Issued in Lieu of Cash Distributions................       239        580        441        534
   Shares Redeemed............................................    (5,279)    (4,574)    (3,227)    (2,086)
                                                                --------   --------   --------   --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed......................................     1,162      1,574        719      1,882
                                                                ========   ========   ========   ========

--------
* Net of foreign capital gain taxes withheld for the period ended April 30, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       U.S. LARGE CAP GROWTH PORTFOLIO
                                                    ---------------------------------------------------------------------
                                                     SIX MONTHS       YEAR        YEAR        YEAR       YEAR      YEAR
                                                        ENDED         ENDED       ENDED       ENDED      ENDED     ENDED
                                                       APR 30,       OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                        2019          2018        2017        2016       2015      2014
                                                    -----------    ----------  ----------  ----------  --------  --------
                                                     (UNAUDITED)
Net Asset Value, Beginning of Period............... $    19.78     $    18.22  $    14.91  $    14.82  $  14.31  $  12.56
                                                    ----------     ----------  ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................       0.18           0.37        0.30        0.27      0.26      0.23
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................       1.96           1.59        3.30        0.17      0.56      1.73
                                                    ----------     ----------  ----------  ----------  --------  --------
     Total from Investment Operations..............       2.14           1.96        3.60        0.44      0.82      1.96
                                                    ----------     ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income...........................      (0.15)         (0.35)      (0.29)      (0.27)    (0.24)    (0.21)
   Net Realized Gains..............................      (0.49)         (0.05)         --       (0.08)    (0.07)       --
                                                    ----------     ----------  ----------  ----------  --------  --------
     Total Distributions...........................      (0.64)         (0.40)      (0.29)      (0.35)    (0.31)    (0.21)
                                                    ----------     ----------  ----------  ----------  --------  --------
Net Asset Value, End of Period..................... $    21.28     $    19.78  $    18.22  $    14.91  $  14.82  $  14.31
                                                    ==========     ==========  ==========  ==========  ========  ========
Total Return.......................................      11.37%(B)      10.72%      24.34%       3.00%     5.79%    15.70%
                                                    ----------     ----------  ----------  ----------  --------  --------
Net Assets, End of Period (thousands).............. $2,160,930     $1,961,442  $1,645,255  $1,102,580  $737,537  $508,736
Ratio of Expenses to Average Net Assets............       0.20%(C)       0.19%       0.20%       0.20%     0.20%     0.20%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor)..........................................       0.20%(C)       0.19%       0.19%       0.20%     0.20%     0.22%
Ratio of Net Investment Income to Average Net
 Assets............................................       1.87%(C)       1.83%       1.78%       1.86%     1.77%     1.69%
Portfolio Turnover Rate............................          8%(B)         19%         14%         14%       15%        8%

                                                                    U.S. SMALL CAP GROWTH PORTFOLIO
                                                    --------------------------------------------------------------
                                                    SIX MONTHS      YEAR      YEAR      YEAR      YEAR      YEAR
                                                       ENDED        ENDED     ENDED     ENDED     ENDED     ENDED
                                                      APR 30,      OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                       2019         2018      2017      2016      2015      2014
                                                    -----------   --------  --------  --------  --------  --------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period...............  $  18.19     $  18.25  $  14.66  $  14.74  $  14.30  $  13.47
                                                     --------     --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................      0.08         0.15      0.14      0.14      0.10      0.09
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................      1.03         0.12      3.68      0.02      0.51      0.93
                                                     --------     --------  --------  --------  --------  --------
     Total from Investment Operations..............      1.11         0.27      3.82      0.16      0.61      1.02
                                                     --------     --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income...........................     (0.08)       (0.15)    (0.14)    (0.14)    (0.10)    (0.09)
   Net Realized Gains..............................     (0.69)       (0.18)    (0.09)    (0.10)    (0.07)    (0.10)
                                                     --------     --------  --------  --------  --------  --------
     Total Distributions...........................     (0.77)       (0.33)    (0.23)    (0.24)    (0.17)    (0.19)
                                                     --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period.....................  $  18.53     $  18.19  $  18.25  $  14.66  $  14.74  $  14.30
                                                     ========     ========  ========  ========  ========  ========
Total Return.......................................      6.82%(B)     1.43%    26.15%     1.12%     4.31%     7.64%
                                                     --------     --------  --------  --------  --------  --------
Net Assets, End of Period (thousands)..............  $622,371     $591,766  $508,137  $319,024  $251,815  $181,619
Ratio of Expenses to Average Net Assets............      0.39%(C)     0.38%     0.39%     0.40%     0.40%     0.40%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor)..........................................      0.39%(C)     0.38%     0.39%     0.39%     0.40%     0.41%
Ratio of Net Investment Income to Average Net
 Assets............................................      0.97%(C)     0.78%     0.85%     0.95%     0.70%     0.66%
Portfolio Turnover Rate............................        11%(B)       23%       27%       47%       16%       19%

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                                                    -------------------------------------------------------------------
                                                    SIX MONTHS       YEAR        YEAR      YEAR       YEAR       YEAR
                                                       ENDED         ENDED       ENDED     ENDED      ENDED      ENDED
                                                      APR 30,       OCT 31,     OCT 31,   OCT 31,    OCT 31,    OCT 31,
                                                       2019          2018        2017      2016       2015       2014
                                                    -----------   --------     --------  --------   --------   --------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period...............  $  11.83     $  13.00     $  10.78  $  11.19   $  11.68   $  11.81
                                                     --------     --------     --------  --------   --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................      0.16         0.30         0.27      0.27       0.28       0.31
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................      1.01        (1.18)        2.21     (0.43)     (0.43)     (0.16)
                                                     --------     --------     --------  --------   --------   --------
     Total from Investment Operations..............      1.17        (0.88)        2.48     (0.16)     (0.15)      0.15
                                                     --------     --------     --------  --------   --------   --------
Less Distributions:
-------------------
   Net Investment Income...........................     (0.11)       (0.29)       (0.26)    (0.25)     (0.27)     (0.28)
   Net Realized Gains..............................        --           --           --        --      (0.07)        --
                                                     --------     --------     --------  --------   --------   --------
     Total Distributions...........................     (0.11)       (0.29)       (0.26)    (0.25)     (0.34)     (0.28)
                                                     --------     --------     --------  --------   --------   --------
Net Asset Value, End of Period.....................  $  12.89     $  11.83     $  13.00  $  10.78   $  11.19   $  11.68
                                                     ========     ========     ========  ========   ========   ========
Total Return.......................................      9.92%(B)    (6.92%)      23.23%    (1.43%)    (1.29%)     1.21%
                                                     --------     --------     --------  --------   --------   --------
Net Assets, End of Period (thousands)..............  $355,182     $312,302     $322,796  $225,886   $168,129   $141,264
Ratio of Expenses to Average Net Assets............      0.30%(C)     0.30%(C)     0.30%     0.30%      0.30%      0.30%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor and (Fees Paid Indirectly))...............      0.31%(C)     0.30%        0.31%     0.33%      0.34%      0.37%
Ratio of Net Investment Income to Average Net
 Assets............................................      2.60%(C)     2.30%        2.29%     2.47%      2.45%      2.59%
Portfolio Turnover Rate............................        12%(B)       19%          21%       20%        37%        20%

                                                                INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                                                    --------------------------------------------------------------
                                                    SIX MONTHS       YEAR       YEAR      YEAR     YEAR      YEAR
                                                       ENDED         ENDED      ENDED     ENDED    ENDED     ENDED
                                                      APR 30,       OCT 31,    OCT 31,   OCT 31,  OCT 31,   OCT 31,
                                                       2019          2018       2017      2016     2015      2014
                                                    -----------   ---------   --------  --------  -------  -------
                                                    (UNAUDITED)
Net Asset Value, Beginning of Period...............  $  13.92     $ 15.83 $      12.69  $  12.45  $ 11.98  $ 12.22
                                                     --------     ---------   --------  --------  -------  -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................      0.14          0.33       0.28      0.25     0.28     0.25
   Net Gains (Losses) on Securities (Realized and
    Unrealized)....................................      0.76         (1.53)      3.16      0.38     0.55    (0.26)
                                                     --------     ---------   --------  --------  -------  -------
     Total from Investment Operations..............      0.90         (1.20)      3.44      0.63     0.83    (0.01)
                                                     --------     ---------   --------  --------  -------  -------
Less Distributions:
-------------------
   Net Investment Income...........................     (0.07)        (0.32)     (0.28)    (0.24)   (0.25)   (0.23)
   Net Realized Gains..............................     (0.40)        (0.39)     (0.02)    (0.15)   (0.11)      --
                                                     --------     ---------   --------  --------  -------  -------
     Total Distributions...........................     (0.47)        (0.71)     (0.30)    (0.39)   (0.36)   (0.23)
                                                     --------     ---------   --------  --------  -------  -------
Net Asset Value, End of Period.....................  $  14.35     $ 13.92 $      15.83  $  12.69  $ 12.45  $ 11.98
                                                     ========     =========   ========  ========  =======  =======
Total Return.......................................      6.93%(B)     (8.00%)    27.49%     5.21%    7.09%   (0.18%)
                                                     --------     ---------   --------  --------  -------  -------
Net Assets, End of Period (thousands)..............  $198,513     $ 182,527   $177,770  $118,697  $92,466  $65,678
Ratio of Expenses to Average Net Assets............      0.55%(C)      0.55%      0.55%     0.55%    0.55%    0.55%
Ratio of Expenses to Average Net Assets
 (Excluding Fees (Waived), (Expenses Reimbursed),
 and/or Previously Waived Fees Recovered by
 Advisor and (Fees Paid Indirectly))...............      0.61%(C)      0.57%      0.63%     0.65%    0.67%    0.72%
Ratio of Net Investment Income to Average Net
 Assets............................................      2.10%(C)      2.08%      1.97%     2.04%    2.24%    2.00%
Portfolio Turnover Rate............................        23%(B)        30%        27%       29%      30%      29%

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund offers one hundred and two operational portfolios, four of which, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios"), are included in this report. The remaining ninety-eight portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio (the "Domestic Equity Portfolios") and International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios use data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Cap Growth Portfolio.......................................... 0.17%
U.S. Small Cap Growth Portfolio.......................................... 0.35%
International Large Cap Growth Portfolio................................. 0.25%
International Small Cap Growth Portfolio................................. 0.50%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

   During the six months ended April 30, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019 and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019 are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                                      NET WAIVED FEES/
                                                                      EXPENSES ASSUMED     PREVIOUSLY
                                                         RECOVERY        (RECOVERED       WAIVED FEES/
                                           EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                          LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                  AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                ---------- ---------------- ----------------- -----------------
U.S. Large Cap Growth Portfolio..........    0.20%          --                --                --
U.S. Small Cap Growth Portfolio..........    0.40%          --                --                --
International Large Cap Growth Portfolio.    0.30%         $ 1               $16              $116
International Small Cap Growth Portfolio.    0.55%          --                51               278

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the six months ended April 30, 2019, expenses reduced were as follows (amounts in thousands):

                                                                     FEES PAID
                                                                     INDIRECTLY
                                                                     ----------
International Large Cap Growth Portfolio............................    $ 9
International Small Cap Growth Portfolio............................     11

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Cap Growth Portfolio............................................ $19
U.S. Small Cap Growth Portfolio............................................   6
International Large Cap Growth Portfolio...................................   4
International Small Cap Growth Portfolio...................................   2

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands):

                                                                  OTHER INVESTMENT SECURITIES
                                                                  ---------------------------
                                                                  PURCHASES       SALES
                                                                  ---------        --------
U.S. Large Cap Growth Portfolio.................................. $154,047       $150,549
U.S. Small Cap Growth Portfolio..................................   65,331         68,080
International Large Cap Growth Portfolio.........................   53,530         39,964
International Small Cap Growth Portfolio.........................   45,864         40,637

   There were no purchases or sales of long-term U.S. government securities.

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                       CHANGE IN
                       BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT SHARES AS OF
                       OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,   APRIL 30,   DIVIDEND CAPITAL GAIN
                          2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                       ----------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
U.S. LARGE CAP GROWTH
  PORTFOLIO
The DFA Short Term
  Investment Fund.....  $ 78,983   $222,712   $253,693       --           $ 4       $ 48,006     4,149      $  661       --
                        --------   --------   --------      ---           ---       --------     -----      ------       --
TOTAL.................  $ 78,983   $222,712   $253,693       --           $ 4       $ 48,006     4,149      $  661       --
                        ========   ========   ========      ===           ===       ========     =====      ======       ==
U.S. SMALL CAP GROWTH
  PORTFOLIO
The DFA Short Term
  Investment Fund.....  $111,832   $166,765   $176,561      $ 3           $ 7       $102,046     8,819      $1,251       --
                        --------   --------   --------      ---           ---       --------     -----      ------       --
TOTAL.................  $111,832   $166,765   $176,561      $ 3           $ 7       $102,046     8,819      $1,251       --
                        ========   ========   ========      ===           ===       ========     =====      ======       ==
INTERNATIONAL LARGE
  CAP GROWTH PORTFOLIO
The DFA Short Term
  Investment Fund.....  $ 18,549   $ 80,606   $ 70,529       --            --       $ 28,626     2,474      $  163       --
                        --------   --------   --------      ---           ---       --------     -----      ------       --
TOTAL.................  $ 18,549   $ 80,606   $ 70,529       --            --       $ 28,626     2,474      $  163       --
                        ========   ========   ========      ===           ===       ========     =====      ======       ==

                                                                       CHANGE IN
                       BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT SHARES AS OF
                       OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,   APRIL 30,   DIVIDEND CAPITAL GAIN
                          2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                       ----------- --------- ---------- ------------ ------------- ---------- ------------ -------- -------------
INTERNATIONAL SMALL
  CAP GROWTH PORTFOLIO
The DFA Short Term
  Investment Fund.....   $10,695    $20,036   $19,940        --           $1        $10,792       933        $128        --
                         -------    -------   -------        --           --        -------       ---        ----        --
TOTAL.................   $10,695    $20,036   $19,940        --           $1        $10,792       933        $128        --
                         =======    =======   =======        ==           ==        =======       ===        ====        ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2017, and October 31, 2018, were as follows (amounts in thousands):

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM   TAX EXEMPT
                                         CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                         -------------- ------------- ---------- -------
U.S. Large Cap Growth Portfolio
2017....................................    $24,288            --         --     $24,288
2018....................................     33,295        $4,401         --      37,696
U.S. Small Cap Growth Portfolio.........
2017....................................      3,400         1,839         --       5,239
2018....................................      4,421         5,194         --       9,615
International Large Cap Growth Portfolio
2017....................................      5,943            --         --       5,943
2018....................................      7,557            --         --       7,557
International Small Cap Growth Portfolio
2017....................................      2,806           222         --       3,028
2018....................................      3,861         4,453         --       8,314

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                   -------------- ------------- -------
U.S. Large Cap Growth Portfolio...................    $(3,585)       $(1,346)   $(4,931)
U.S. Small Cap Growth Portfolio...................       (166)        (1,622)    (1,788)
International Large Cap Growth Portfolio..........       (184)            --       (184)
International Small Cap Growth Portfolio..........       (405)          (142)      (547)

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                        UNDISTRIBUTED                                               TOTAL NET
                                                        NET INVESTMENT                                            DISTRIBUTABLE
                                                          INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                          SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                        CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                        -------------- ------------- ------------- -------------- -------------
U.S. Large Cap Growth Portfolio........................      $399         $48,701            --       $454,505      $503,605
U.S. Small Cap Growth Portfolio........................        --          22,458            --         85,072       107,530
International Large Cap Growth Portfolio...............       481              --      $(13,395)        18,396         5,482
International Small Cap Growth Portfolio...............       185           4,753            --          9,413        14,351

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable (amounts in thousands):

                                                              UNLIMITED  TOTAL
                                                              --------- -------
U.S. Large Cap Growth Portfolio..............................       --       --
U.S. Small Cap Growth Portfolio..............................       --       --
International Large Cap Growth Portfolio.....................  $13,395  $13,395
International Small Cap Growth Portfolio.....................       --       --

   During the year ended October 31, 2018, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

International Large Cap Growth Portfolio................................ $2,276

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                         NET
                                                                      UNREALIZED
                              FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                              TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                             ---------- ------------ -------------- --------------
U.S. Large Cap Growth
  Portfolio................. $1,559,390   $675,315      $(26,908)      $648,407
U.S. Small Cap Growth
  Portfolio.................    606,064    146,840       (27,939)       118,901
International Large Cap
  Growth Portfolio..........    328,522     68,944       (15,890)        53,054
International Small Cap
  Growth Portfolio..........    188,216     32,971       (12,587)        20,384

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal periods remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the International Equity Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to equal to the minimum "initial margin" requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolios to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the six months ended April 30, 2019 (amount in thousands):

                                                                        FUTURES
                                                                        -------
International Small Cap Growth Portfolio............................... $1,230

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the six months ended April 30, 2019 (amounts in thousands):

                                                          REALIZED GAIN (LOSS) ON
                                                               DERIVATIVES
                                                          ---------------------
                                                                      EQUITY
                                                          TOTAL   CONTRACTS *,(1)
                                                          -----   ---------------
U.S. Large Cap Growth Portfolio.......................... $(369)       $(369)
U.S. Small Cap Growth Portfolio..........................   (17)         (17)
International Small Cap Growth Portfolio.................  (166)        (166)

(1) Presented on Statements of Operations as Net Realized Gain (Loss) on:
    Futures.
* As of April 30, 2019, there were no futures contracts outstanding. During the six months ended April 30, 2019, the Portfolios had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                      WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                       AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                    INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                    ------------- ------------ ------------ -------- --------------- ----------------
U.S. Large Cap Growth Portfolio....     3.12%        $2,962         31         $8        $12,334          $1,620
U.S. Small Cap Growth Portfolio....     3.10%         2,297         15          3          7,614              --
International Large Cap Growth
  Portfolio........................     3.13%         1,139         34          3          3,407              --
International Small Cap Growth
  Portfolio........................     3.04%         1,587         29          4          5,935             248

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

I. AFFILIATED TRADES:

   Cross trades for the six months ended April 30, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the six months ended April 30, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                 PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                 --------- ------- --------------------
U.S. Large Cap Growth Portfolio..........  $14,639  $28,119       $ 2,877
U.S. Small Cap Growth Portfolio..........   12,661   20,251        (6,310)
International Large Cap Growth Portfolio.    7,049    7,419        (1,867)
International Small Cap Growth Portfolio.    1,756    4,782            (2)

J. SECURITIES LENDING:

   As of April 30, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                      NON-CASH
                                                                     COLLATERAL
                                                                       MARKET
                                                                       VALUE
                                                                     ----------
U.S. Large Cap Growth Portfolio.....................................  $48,538
U.S. Small Cap Growth Portfolio.....................................   51,539
International Large Cap Growth Portfolio............................    3,169
International Small Cap Growth Portfolio............................    7,961

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, a Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2019:

                                            REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                          AS OF APRIL 30, 2019
                                          -----------------------------------------------------
                                          OVERNIGHT AND            BETWEEN
                                           CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                          ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
U.S. LARGE CAP GROWTH PORTFOLIO
   Common Stocks.........................   $ 48,006       --         --         --    $ 48,006
U.S. SMALL CAP GROWTH PORTFOLIO
   Common Stocks.........................    102,046       --         --         --     102,046
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
   Common Stocks.........................     28,626       --         --         --      28,626
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
   Common Stocks.........................     10,792       --         --         --      10,792

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

M. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
U.S. Large Cap Growth Portfolio....................      3             81%
U.S. Small Cap Growth Portfolio....................      4             79%
International Large Cap Growth Portfolio...........      3             89%
International Small Cap Growth Portfolio...........      3             87%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, or results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                          ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                          --------------------------------------------
                                           NET INCOME FOR      ACCUMULATED
                                           THE CURRENT OR     UNDISTRIBUTED
                                              PRECEDING        NET PROFITS    PAID-IN
                                            FISCAL YEAR,      FROM THE SALE   SURPLUS
                                           AND ACCUMULATED    OF SECURITIES   OR OTHER
                                          UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                 INCOME          PROPERTIES      SOURCE
--------------                            -----------------   -------------   --------
U.S. Large Cap Growth Portfolio
   December 18, 2018.....................        89%                0%           11%
U.S. Small Cap Growth Portfolio
   December 18, 2018.....................        78%                0%           22%
International Large Cap Growth Portfolio
   December 18, 2018.....................        84%                0%           16%
International Small Cap Growth Portfolio
   December 18, 2018.....................        68%                0%           32%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment management agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment management agreements and the sub-advisory agreements are referred to as the "Management Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's global investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
CONTINUED

profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

 LOGO                                                          DFA043019-041S
                                                                     00230822

                                                                           LOGO

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL RETIREMENT INCOME FUND

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

LOGO

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                    /s/ Gerard K. O'Reilly
DAVID P. BUTLER                        GERARD K. O'REILLY
Co-Chief Executive Officer             Co-Chief Executive Officer and
                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................   1
   Disclosure of Fund Expenses............................................   2
   Disclosure of Portfolio Holdings.......................................   3
   Schedule of Investments
       Dimensional Retirement Income Fund.................................   4
   Statement of Assets and Liabilities....................................   5
   Statement of Operations................................................   6
   Statements of Changes in Net Assets....................................   7
   Financial Highlights...................................................   8
   Notes to Financial Statements..........................................   9
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................  16
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT.........................  17

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULE OF INVESTMENTS
-----------------------

Investment Footnotes
+                See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

(A)              Computed using average shares outstanding.
(B)              Non-Annualized
(C) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.
(D)              Annualized
(E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

--               Amounts designated as -- are either zero or rounded to zero.
SEC              Securities and Exchange Commission
(a)              Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLE

                                        BEGINNING  ENDING               EXPENSES
                                         ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                          VALUE    VALUE     EXPENSE     DURING
                                        11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                        --------- --------- ---------- ----------
DIMENSIONAL RETIREMENT INCOME FUND (2)
--------------------------------------
Actual Fund Return..................... $1,000.00 $1,049.10    0.21%     $1.07
Hypothetical 5% Annual Return.......... $1,000.00 $1,023.75    0.21%     $1.05

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period
     (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUND OF FUNDS

                                                AFFILIATED INVESTMENT COMPANIES
                                                -------------------------------
Dimensional Retirement Income Fund.............              100.0%

                      DIMENSIONAL RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES    VALUE+
                                                                   ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc............................. 678,968 $ 8,005,039
Investment in DFA One-Year Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc............................. 514,319   5,297,484
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................  47,085   1,070,721
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc.............................  43,904   1,067,296
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc.............................  26,315     597,346
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.............................  14,491     306,629
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.............................  22,681     301,201
                                                                           -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $15,814,368)..............................................         $16,645,716
                                                                           -----------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund,
  2.370%
  (Cost $4,207)...................................................   4,207       4,207
                                                                           -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $15,818,575)..............................................         $16,649,923
                                                                           ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                 ---------------------------------------
                                                   LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                 -----------  ------- ------- -----------
Affiliated Investment Companies................. $16,645,716      --      --  $16,645,716
Temporary Cash Investments......................       4,207      --      --        4,207
                                                 -----------  ------  ------  -----------
TOTAL........................................... $16,649,923      --      --  $16,649,923
                                                 ===========  ======  ======  ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2019
                                  (UNAUDITED)
          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DIMENSIONAL
                                                                    RETIREMENT
                                                                  INCOME FUND/+/
                                                                  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value..........  $     16,646
Temporary Cash Investments at Value & Cost.......................             4
Receivables:
   Affiliated Investment Companies Sold..........................           176
   Fund Shares Sold..............................................            97
   Due from Advisor..............................................             5
Prepaid Expenses and Other Assets................................             9
                                                                   ------------
       Total Assets..............................................        16,937
                                                                   ------------
LIABILITIES:
Payables:
   Fund Shares Redeemed..........................................           441
Accrued Expenses and Other Liabilities...........................            13
                                                                   ------------
       Total Liabilities.........................................           454
                                                                   ------------
NET ASSETS.......................................................  $     16,483
                                                                   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..........................     1,542,374
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.........  $      10.69
                                                                   ============
Investments in Affiliated Investment Companies at Cost...........  $     15,814
                                                                   ============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................  $     15,735
Total Distributable Earnings (Loss)..............................           748
                                                                   ------------
NET ASSETS.......................................................  $     16,483
                                                                   ============
(1) NUMBER OF SHARES AUTHORIZED..................................   800,000,000
                                                                   ============

--------
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                       DIMENSIONAL
                                                                       RETIREMENT
                                                                       INCOME FUND
                                                                       -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment Companies....    $124
                                                                          ----
          Total Investment Income.....................................     124
                                                                          ----
EXPENSES
   Investment Management Fees.........................................       2
   Accounting & Transfer Agent Fees...................................      10
   Custodian Fees.....................................................       1
   Filing Fees........................................................      10
   Shareholders' Reports..............................................       5
                                                                          ----
          Total Expenses..............................................      28
                                                                          ----
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)...............................     (23)
                                                                          ----
   Net Expenses.......................................................       5
                                                                          ----
   NET INVESTMENT INCOME (LOSS).......................................     119
                                                                          ----
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment
     Companies........................................................      14
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold....................     (50)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares.........................     805
                                                                          ----
   NET REALIZED AND UNREALIZED GAIN (LOSS)............................     769
                                                                          ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $888
                                                                          ====

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                      DIMENSIONAL
                                                                                       RETIREMENT
                                                                                      INCOME FUND
                                                                                  -------------------
                                                                                  SIX MONTHS   YEAR
                                                                                     ENDED     ENDED
                                                                                    APR 30,   OCT 31,
                                                                                     2019      2018
                                                                                  ----------- -------
                                                                                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................................................   $   119   $   339
   Capital Gain Distributions Received from Affiliated Investment Companies......        14         6
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............................       (50)      (17)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................................       805      (409)
                                                                                    -------   -------
          Net Increase (Decrease) in Net Assets Resulting from Operations........       888       (81)
                                                                                    -------   -------
Distributions:
       Institutional Class Shares................................................      (131)     (393)
                                                                                    -------   -------
          Total Distributions....................................................      (131)     (393)
                                                                                    -------   -------
Capital Share Transactions (1):
   Shares Issued.................................................................     5,543     7,400
   Shares Issued in Lieu of Cash Distributions...................................       126       376
   Shares Redeemed...............................................................    (5,950)   (3,232)
                                                                                    -------   -------
          Net Increase (Decrease) from Capital Share Transactions................      (281)    4,544
                                                                                    -------   -------
          Total Increase (Decrease) in Net Assets................................       476     4,070
NET ASSETS
   Beginning of Period...........................................................    16,007    11,937
                                                                                    -------   -------
   End of Period.................................................................   $16,483   $16,007
                                                                                    =======   =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................       540       703
   Shares Issued in Lieu of Cash Distributions...................................        12        36
   Shares Redeemed...............................................................      (568)     (307)
                                                                                    -------   -------
          Net Increase (Decrease) from Shares Issued and Redeemed................       (16)      432
                                                                                    =======   =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    DIMENSIONAL RETIREMENT INCOME FUND
                                                             -----------------------------------------
                                                                                                 PERIOD
                                                             SIX MONTHS      YEAR     YEAR       NOV 2,
                                                                ENDED        ENDED    ENDED    2015(A) TO
                                                               APR 30,      OCT 31,  OCT 31,    OCT 31,
                                                                2019         2018     2017        2016
                                                             -----------   -------   -------  ----------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................   $ 10.27     $ 10.59   $ 10.26    $10.00
                                                               -------     -------   -------    ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.07        0.25      0.17      0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.43       (0.27)     0.30      0.22
                                                               -------     -------   -------    ------
       Total from Investment Operations.....................      0.50       (0.02)     0.47      0.36
                                                               -------     -------   -------    ------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.07)      (0.28)    (0.14)    (0.10)
   Net Realized Gains.......................................     (0.01)      (0.02)       --        --
                                                               -------     -------   -------    ------
       Total Distributions..................................     (0.08)      (0.30)    (0.14)    (0.10)
                                                               -------     -------   -------    ------
Net Asset Value, End of Period..............................   $ 10.69     $ 10.27   $ 10.59    $10.26
                                                               =======     =======   =======    ======
Total Return................................................      4.91%(B)   (0.23%)    4.65%     3.65%(B)
                                                               -------     -------   -------    ------
Net Assets, End of Period (thousands).......................   $16,483     $16,007   $11,937    $6,454
Ratio of Expenses to Average Net Assets *(C)................      0.21%(D)    0.21%     0.22%     0.22%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)...........................      0.48%(D)    0.42%     0.43%     2.01%(D)(E)
Ratio of Net Investment Income to Average Net Assets........      1.37%(D)    2.38%     1.61%     1.42%(D)(E)
                                                               -------     -------   -------    ------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................      0.15%(D)    0.15%     0.16%     0.16%
                                                               -------     -------   -------    ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, one of which, the Dimensional Retirement Income Fund (the "Portfolio"), is included in this report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio achieves its investment objective by investing substantially all of its assets in other series of the Fund and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). As of April 30, 2019, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                         PERCENTAGE
                                                                                          OWNERSHIP
FUND OF FUNDS                       UNDERLYING FUNDS                                    AT 04/30/2019
-------------                       ----------------                                    -------------
Dimensional Retirement Income Fund  U.S. Large Company Portfolio (DIG)                       --
                                    U.S. Core Equity 1 Portfolio (IDG)                       --
                                    Large Cap International Portfolio (IDG)                  --
                                    International Core Equity Portfolio (IDG)                --
                                    DFA Inflation-Protected Securities Portfolio (IDG)       --
                                    DFA One-Year Fixed Income Portfolio (IDG)                --
                                    Emerging Markets Core Equity Portfolio (IDG)             --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolio are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry, and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

   For the six months ended April 30, 2019, the Portfolio's investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Retirement Income Fund*....................................... 0.02%

* Effective February 28, 2019, the management fee payable by the Portfolio was reduced from 0.03% to 0.00%.

   Effective February 28, 2019, pursuant to an Expense Assumption Agreement (the "Expense Assumption Agreement") for the Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to recovery by the Advisor as of April 30, 2019, are reflected below (amounts in thousands). Prior to February 28, 2019, pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor had contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis. The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Expense Assumption Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for the Portfolio.

                                                                     NET WAIVED FEES/
                                                                     EXPENSES ASSUMED     PREVIOUSLY
                                                        RECOVERY        (RECOVERED       WAIVED FEES/
                                          EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                         LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                 AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------               ---------- ---------------- ----------------- -----------------
Dimensional Retirement Income Fund......    0.06%          --               $23               $98

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolio are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Dimensional Retirement Income Fund......................................... --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolio's transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                                                        CHANGE IN
                                                                                         NET REALIZED  UNREALIZED
                                                      BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                   OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                   ---------------- --------- ---------- ------------ -------------
DIMENSIONAL RETIREMENT INCOME FUND
DFA Inflation-Protected Securities Portfolio           $ 7,684       $2,378     $2,466       $(45)        $454
DFA One-Year Fixed Income Portfolio                      5,122        1,538      1,394         (2)          33
U.S. Large Company Portfolio                             1,039          354        430         15           93
U.S. Core Equity 1 Portfolio                             1,040          370        440          3           94
Large Cap International Portfolio                          583          192        229         (9)          60
Emerging Markets Core Equity Portfolio                     274          103        108         (5)          43
International Core Equity Portfolio                        288           99        107         (7)          28
                                                       -------       ------     ------       ----         ----
TOTAL                                                  $16,030       $5,034     $5,174       $(50)        $805
                                                       =======       ======     ======       ====         ====


                                                     BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                   APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                   -------------- -------------- -------- -------------
DIMENSIONAL RETIREMENT INCOME FUND
DFA Inflation-Protected Securities Portfolio          $ 8,005           679        $ 32         --
DFA One-Year Fixed Income Portfolio                     5,297           514          60         --
U.S. Large Company Portfolio                            1,071            47          10        $ 7
U.S. Core Equity 1 Portfolio                            1,067            44          10          7
Large Cap International Portfolio                         597            26           7         --
Emerging Markets Core Equity Portfolio                    307            15           2         --
International Core Equity Portfolio                       301            23           3         --
                                                      -------         -----        ----        ---
TOTAL                                                 $16,645         1,348        $124        $14
                                                      =======         =====        ====        ===

F. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                    NET INVESTMENT
                                      INCOME AND
                                      SHORT-TERM     LONG-TERM   TAX EXEMPT
                                    CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                    -------------- ------------- ---------- -----
Dimensional Retirement Income Fund
2017...............................      $113           $ 1          --     $114
2018...............................       379            14          --      393

   As of October 31, 2018, the Portfolio did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                         UNDISTRIBUTED                                 TOTAL NET
                                         NET INVESTMENT                              DISTRIBUTABLE
                                           INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                           SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                         CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                         -------------- ------------- -------------- -------------
Dimensional Retirement Income Fund......      $18            $10           $(37)          $(9)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by this Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                   NET
                                                                                UNREALIZED
                                         FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                         TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                         -------- ------------ -------------- --------------
Dimensional Retirement Income Fund...... $15,882      $831           --            $831

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                         ------------- ------------ ------------ -------- --------------- ----------------
Dimensional Retirement Income Fund......     3.11%         $139          30         --         $189              --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that the Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the six months ended April 30, 2019.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolio's financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolio's adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolio's net assets or results of operations.

J. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolio's outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                  APPROXIMATE
                                                                   PERCENTAGE
                                                     NUMBER OF   OF OUTSTANDING
                                                    SHAREHOLDERS     SHARES
                                                    ------------ --------------
 Dimensional Retirement Income Fund................      5             85%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment management agreement (the "Management Agreement") for the portfolio (the "Fund").

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for the Fund, including: (i) the nature, extent and quality of services provided by the Advisor to the Fund;
(ii) the performance of the Fund and the Advisor; (iii) the fees and expenses borne by the Fund; (iv) the profitability realized by the Advisor from the relationship with the Fund; and (v) whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to the Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's global investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to the Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of the Fund, the Board analyzed the Access Data Reports, which compared the performance of the Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of the Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering the Fund's investment strategies and the expectations of its shareholder base, the performance of the Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by the Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board also considered the proposed reduction of the management fee for the Fund. The Board concluded that the effective management fees and total expenses of the Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to the Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
CONTINUED

   The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

LOGO                                                            DFA043019-055S
                                                                      00230824

                                                                           LOGO

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

See the inside front cover for important information about access to your fund's annual and semi-annual shareholder reports.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

LOGO

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                      /s/ Gerard K. O'Reilly
DAVID P. BUTLER                          GERARD K. O'REILLY
Co-Chief Executive Officer               Co-Chief Executive Officer and
                                         Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................   1
   Disclosure of Fund Expenses............................................   2
   Disclosure of Portfolio Holdings.......................................   4
   Schedules of Investments
       Dimensional 2020 Target Date Retirement Income Fund................   5
       Dimensional 2025 Target Date Retirement Income Fund................   6
       Dimensional 2030 Target Date Retirement Income Fund................   7
       Dimensional 2035 Target Date Retirement Income Fund................   8
       Dimensional 2040 Target Date Retirement Income Fund................   9
       Dimensional 2045 Target Date Retirement Income Fund................  10
       Dimensional 2050 Target Date Retirement Income Fund................  11
       Dimensional 2055 Target Date Retirement Income Fund................  12
       Dimensional 2060 Target Date Retirement Income Fund................  13
   Statements of Assets and Liabilities...................................  14
   Statements of Operations...............................................  16
   Statements of Changes in Net Assets....................................  18
   Financial Highlights...................................................  21
   Notes to Financial Statements..........................................  26
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................  43
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS........................  44

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Footnotes

+                See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

(A)              Computed using average shares outstanding.

(B)              Non-Annualized

(C) Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Underlying Funds.

(D)              Annualized

(E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

--               Amounts designated as -- are either zero or rounded to zero.

SEC              Securities and Exchange Commission

(a)              Commencement of Operations

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

    This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

    To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                              SIX MONTHS ENDED APRIL 30, 2019
EXPENSE TABLES
                                                         BEGINNING  ENDING               EXPENSES
                                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                           VALUE    VALUE     EXPENSE     DURING
                                                         11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                         --------- --------- ---------- ----------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,073.80    0.21%     $1.08
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.75    0.21%     $1.05
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,082.10    0.21%     $1.08
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.75    0.21%     $1.05

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                         BEGINNING  ENDING               EXPENSES
                                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                           VALUE    VALUE     EXPENSE     DURING
                                                         11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                         --------- --------- ---------- ----------
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,083.90    0.24%     $1.24
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.60    0.24%     $1.20
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,080.50    0.25%     $1.29
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.56    0.25%     $1.25
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,076.00    0.26%     $1.34
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.51    0.26%     $1.30
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,085.80    0.26%     $1.34
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.51    0.26%     $1.30
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,086.10    0.26%     $1.34
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.51    0.26%     $1.30
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,085.90    0.26%     $1.34
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.51    0.26%     $1.30
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,086.30    0.26%     $1.34
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.51    0.26%     $1.30

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUNDS OF FUNDS

                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
Dimensional 2020 Target Date Retirement Income Fund.........              100.0%
Dimensional 2025 Target Date Retirement Income Fund.........              100.0%
Dimensional 2030 Target Date Retirement Income Fund.........              100.0%
Dimensional 2035 Target Date Retirement Income Fund.........              100.0%
Dimensional 2040 Target Date Retirement Income Fund.........              100.0%
Dimensional 2045 Target Date Retirement Income Fund.........              100.0%
Dimensional 2050 Target Date Retirement Income Fund.........              100.0%
Dimensional 2055 Target Date Retirement Income Fund.........              100.0%
Dimensional 2060 Target Date Retirement Income Fund.........              100.0%

              DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc.................................... 4,668,712 $ 55,044,116
Investment in DFA LTIP Portfolio of DFA Investment Dimensions
  Group Inc.......................................................... 2,723,377   25,109,540
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc..........................................................   417,094    9,484,709
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc...............................................   389,482    9,468,298
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc...............................................   232,861    5,285,948
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc....................................   128,589    2,720,947
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc...............................................   199,511    2,649,504
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc....................................    40,129      432,185
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc....................................    43,411      431,938
                                                                                ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES (Cost $102,008,742)......................................           $110,627,185
                                                                                ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 2.370%
  (Cost $25,477).....................................................    25,477       25,477
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $102,034,219)....................           $110,652,662
                                                                                ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                     LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                   ------------ ------- ------- ------------
Affiliated Investment Companies................... $110,627,185   --      --    $110,627,185
Temporary Cash Investments........................       25,477   --      --          25,477
                                                   ------------   --      --    ------------
TOTAL............................................. $110,652,662   --      --    $110,652,662
                                                   ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA LTIP Portfolio of DFA Investment Dimensions
  Group Inc.......................................................... 5,084,020 $ 46,874,661
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc.................................... 2,659,108   31,350,890
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc..........................................................   862,285   19,608,351
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc...............................................   805,525   19,582,319
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc...............................................   489,991   11,122,797
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc....................................   269,812    5,709,226
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc...............................................   419,880    5,576,001
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc....................................   424,415    4,570,949
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc....................................   458,797    4,565,029
                                                                                ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES (Cost $134,515,381)......................................           $148,960,223
                                                                                ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                     LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                   ------------ ------- ------- ------------
Affiliated Investment Companies................... $148,960,223   --      --    $148,960,223
                                                   ------------   --      --    ------------
TOTAL............................................. $148,960,223   --      --    $148,960,223
                                                   ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA LTIP Portfolio of DFA Investment Dimensions
  Group Inc.......................................................... 5,090,544 $ 46,934,818
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc............................................... 1,102,984   26,813,541
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc.......................................................... 1,173,102   26,676,330
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc...............................................   657,102   14,916,227
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc....................................   800,470    8,621,060
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc....................................   866,185    8,618,542
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc....................................   359,327    7,603,349
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc...............................................   561,433    7,455,830
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc....................................   465,455    5,487,714
                                                                                ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES (Cost $137,746,857)......................................           $153,127,411
                                                                                ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 2.370%
  (Cost $74,032).....................................................    74,032       74,032
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $137,820,889)................................................           $153,201,443
                                                                                ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                        LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                      ------------ ------- ------- ------------
 Affiliated Investment Companies..... $153,127,411   --      --    $153,127,411
 Temporary Cash Investments..........       74,032   --      --          74,032
                                      ------------   --      --    ------------
 TOTAL............................... $153,201,443   --      --    $153,201,443
                                      ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                       SHARES      VALUE+
                                                                      --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc............................................... 1,065,100 $ 25,892,592
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc.......................................................... 1,138,379   25,886,739
Investment in DFA LTIP Portfolio of DFA Investment Dimensions
  Group Inc.......................................................... 2,123,741   19,580,887
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc...............................................   635,820   14,433,112
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc....................................   926,324    9,976,506
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc.................................... 1,001,300    9,962,930
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc....................................   349,398    7,393,262
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc...............................................   541,943    7,197,009
                                                                                ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES (Cost $107,000,235)......................................           $120,323,037
                                                                                ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                      -----------------------------------------
                                        LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                      ------------ ------- ------- ------------
Affiliated Investment Companies...... $120,323,037   --      --    $120,323,037
                                      ------------   --      --    ------------
TOTAL................................ $120,323,037   --      --    $120,323,037
                                      ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                                        SHARES     VALUE+
                                                                                       --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of Dimensional Investment Group Inc........ 1,102,623 $25,073,640
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc..... 1,030,049  25,040,505
Investment in Large Cap International Portfolio of DFA Investment Dimensions Group
  Inc.................................................................................   613,715  13,931,326
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions
  Group Inc...........................................................................   940,221   9,355,195
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions
  Group Inc...........................................................................   868,215   9,350,674
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions
  Group Inc...........................................................................   339,750   7,189,121
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group
  Inc.................................................................................   524,556   6,966,099
                                                                                                 -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $84,261,556)..................................................................           $96,906,560
                                                                                                 ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       ---------------------------------------
                                         LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                       -----------  ------- ------- -----------
 Affiliated Investment Companies...... $96,906,560    --      --    $96,906,560
                                       -----------    --      --    -----------
 TOTAL................................ $96,906,560    --      --    $96,906,560
                                       ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc..................................... 939,693 $21,368,611
Investment in U.S. Core Equity 1 Portfolio of DFA
  Investment Dimensions Group Inc.......................... 878,880  21,365,576
Investment in Large Cap International Portfolio of DFA
  Investment Dimensions Group Inc.......................... 524,951  11,916,378
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc...................... 289,142   6,118,256
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.......................... 448,222   5,952,385
Investment in DFA Two-Year Global Fixed Income Portfolio
  of DFA Investment Dimensions Group Inc................... 208,177   2,071,365
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc...................... 192,234   2,070,358
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $61,863,133).......................................         $70,862,929
                                                                    -----------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market
  Fund, 2.370%
    (Cost $9,649)..........................................   9,649       9,649
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $61,872,782).......................................         $70,872,578
                                                                    ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $70,862,929    --      --    $70,862,929
    Temporary Cash Investments......       9,649    --      --          9,649
                                     -----------    --      --    -----------
    TOTAL........................... $70,872,578    --      --    $70,872,578
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc..................................... 768,447 $17,474,480
Investment in U.S. Core Equity 1 Portfolio of DFA
  Investment Dimensions Group Inc.......................... 717,870  17,451,429
Investment in Large Cap International Portfolio of DFA
  Investment Dimensions Group Inc.......................... 427,661   9,707,894
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc...................... 236,634   5,007,181
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.......................... 365,426   4,852,859
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc...................... 133,071   1,433,176
Investment in DFA Two-Year Global Fixed Income Portfolio
  of DFA Investment Dimensions Group Inc................... 143,842   1,431,225
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $49,227,957).......................................         $57,358,244
                                                                    ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $57,358,244    --      --    $57,358,244
                                     -----------    --      --    -----------
    TOTAL........................... $57,358,244    --      --    $57,358,244
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc..................................... 356,530 $ 8,107,480
Investment in U.S. Core Equity 1 Portfolio of DFA
  Investment Dimensions Group Inc.......................... 333,186   8,099,748
Investment in Large Cap International Portfolio of DFA
  Investment Dimensions Group Inc.......................... 198,964   4,516,489
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc...................... 109,599   2,319,115
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.......................... 169,889   2,256,130
Investment in DFA Two-Year Global Fixed Income Portfolio
  of DFA Investment Dimensions Group Inc...................  66,926     665,912
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc......................  61,768     665,246
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $23,950,834).......................................         $26,630,120
                                                                    -----------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market
  Fund, 2.370%
    (Cost $20,481).........................................  20,481      20,481
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $23,971,315).......................................         $26,650,601
                                                                    ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       ---------------------------------------
                                         LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                       -----------  ------- ------- -----------
 Affiliated Investment Companies...... $26,630,120    --      --    $26,630,120
 Temporary Cash Investments...........      20,481    --      --         20,481
                                       -----------    --      --    -----------
 TOTAL................................ $26,650,601    --      --    $26,650,601
                                       ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                      SHARES    VALUE+
                                                                      ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of
  Dimensional Investment Group Inc................................... 254,407 $ 5,785,223
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................ 237,942   5,784,370
Investment in Large Cap International Portfolio of
  DFA Investment Dimensions Group Inc................................ 141,770   3,218,184
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................  78,206   1,654,852
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................ 121,250   1,610,200
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc................................  44,109     475,051
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................  47,679     474,404
                                                                              -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $17,188,182).................................................         $19,002,284
                                                                              -----------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 2.370%
  (Cost $3,885)......................................................   3,885       3,885
                                                                              -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $17,192,067).................................................         $19,006,169
                                                                              ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $19,002,284    --      --    $19,002,284
    Temporary Cash Investments......       3,885    --      --          3,885
                                     -----------    --      --    -----------
    TOTAL........................... $19,006,169    --      --    $19,006,169
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                  DIMENSIONAL    DIMENSIONAL    DIMENSIONAL    DIMENSIONAL
                                                                  2020 TARGET    2025 TARGET    2030 TARGET    2035 TARGET
                                                                      DATE           DATE           DATE           DATE
                                                                   RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT
                                                                 INCOME FUND/+/ INCOME FUND/+/ INCOME FUND/+/ INCOME FUND/+/
                                                                 -------------- -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.........  $    110,627   $    148,960   $    153,127   $    120,323
Temporary Cash Investments at Value & Cost......................            25             --             74             --
Receivables:
   Affiliated Investment Companies Sold.........................            --            232             --            240
   Fund Shares Sold.............................................            46            105             85            181
   Due from Advisor.............................................             2              1              1              1
Prepaid Expenses and Other Assets...............................            11             10             12              9
                                                                  ------------   ------------   ------------   ------------
       Total Assets.............................................       110,711        149,308        153,299        120,754
                                                                  ------------   ------------   ------------   ------------
LIABILITIES:
Payables:
   Due to Custodian.............................................            --             --             --              3
   Fund Shares Redeemed.........................................           671            337          1,274          1,561
   Line of Credit...............................................            --            158             --             --
Accrued Expenses and Other Liabilities..........................            11             11             10             11
                                                                  ------------   ------------   ------------   ------------
       Total Liabilities........................................           682            506          1,284          1,575
                                                                  ------------   ------------   ------------   ------------
NET ASSETS......................................................  $    110,029   $    148,802   $    152,015   $    119,179
                                                                  ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Institutional Class Shares -- based on net assets of $110,029;
  $148,802; $152,015 and $119,179 and shares outstanding of
  9,827,618, 12,828,969, 12,773,297 and 9,838,326, respectively.  $      11.20   $      11.60   $      11.90   $      12.11
                                                                  ============   ============   ============   ============
NUMBER OF SHARES AUTHORIZED.....................................   800,000,000    800,000,000    800,000,000    800,000,000
                                                                  ============   ============   ============   ============
Investments in Affiliated Investment Companies at Cost..........  $    102,009   $    134,515   $    137,747   $    107,000
                                                                  ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................  $    101,889   $    135,029   $    137,347   $    106,176
Total Distributable Earnings (Loss).............................         8,140         13,773         14,668         13,003
                                                                  ------------   ------------   ------------   ------------
NET ASSETS......................................................  $    110,029   $    148,802   $    152,015   $    119,179
                                                                  ============   ============   ============   ============

--------
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                       DIMENSIONAL    DIMENSIONAL    DIMENSIONAL    DIMENSIONAL    DIMENSIONAL
                                                       2040 TARGET    2045 TARGET    2050 TARGET    2055 TARGET    2060 TARGET
                                                           DATE           DATE           DATE           DATE           DATE
                                                        RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT
                                                      INCOME FUND/+/ INCOME FUND/+/ INCOME FUND/+/ INCOME FUND/+/ INCOME FUND/+/
                                                      -------------- -------------- -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value..............................................  $     96,907   $     70,863   $     57,358   $     26,630   $     19,002
Temporary Cash Investments at Value & Cost...........            --             10             --             20              4
Receivables:
   Affiliated Investment Companies Sold..............           213             --            115             --             --
   Fund Shares Sold..................................           109            129            146             85             53
   Due from Advisor..................................             3              3              3              4              3
Prepaid Expenses and Other Assets....................             9              8              9              9              8
                                                       ------------   ------------   ------------   ------------   ------------
       Total Assets..................................        97,241         71,013         57,631         26,748         19,070
                                                       ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payables:
   Due to Custodian..................................            --             --             89             --             --
   Affiliated Investment Companies Purchased.........            --             --             --             10             --
   Fund Shares Redeemed..............................            41            242            203             65              4
   Line of Credit....................................           167             --             --             --             --
Accrued Expenses and Other Liabilities...............            10              9              9              9              8
                                                       ------------   ------------   ------------   ------------   ------------
       Total Liabilities.............................           218            251            301             84             12
                                                       ------------   ------------   ------------   ------------   ------------
NET ASSETS...........................................  $     97,023   $     70,762   $     57,330   $     26,664   $     19,058
                                                       ============   ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $97,023; $70,762; $57,330; $26,664 and $19,058
  and shares outstanding of 7,772,327, 5,541,682,
  4,504,880, 2,096,844 and 1,492,218,
  respectively.......................................  $      12.48   $      12.77   $      12.73   $      12.72   $      12.77
                                                       ============   ============   ============   ============   ============
NUMBER OF SHARES AUTHORIZED..........................   800,000,000    800,000,000    800,000,000    800,000,000    800,000,000
                                                       ============   ============   ============   ============   ============
Investments in Affiliated Investment Companies at
  Cost...............................................  $     84,262   $     61,863   $     49,228   $     23,951   $     17,188
                                                       ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital......................................  $     84,928   $     61,859   $     49,325   $     24,018   $     17,336
Total Distributable Earnings (Loss)..................        12,095          8,903          8,005          2,646          1,722
                                                       ------------   ------------   ------------   ------------   ------------
NET ASSETS...........................................  $     97,023   $     70,762   $     57,330   $     26,664   $     19,058
                                                       ============   ============   ============   ============   ============

--------
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                                         DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                                         2020 TARGET 2025 TARGET 2030 TARGET 2035 TARGET
                                                                            DATE        DATE        DATE        DATE
                                                                         RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                                         INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                                         ----------- ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment Companies......   $  591      $ 1,021     $ 1,272     $1,098
                                                                           ------      -------     -------     ------
          Total Investment Income.......................................      591        1,021       1,272      1,098
                                                                           ------      -------     -------     ------
EXPENSES
   Investment Management Fees...........................................       10           13          14         10
   Accounting & Transfer Agent Fees.....................................       11           12          12         11
   Custodian Fees.......................................................        1            1           1          1
   Filing Fees..........................................................       10           11          13         10
   Shareholders' Reports................................................        4            5           5          4
   Audit Fees...........................................................        1            1           1          1
   Legal Fees...........................................................        1            1           1         --
   Other................................................................        7           10          10          8
                                                                           ------      -------     -------     ------
          Total Expenses................................................       45           54          57         45
                                                                           ------      -------     -------     ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................      (15)         (12)        (14)       (13)
                                                                           ------      -------     -------     ------
   Net Expenses.........................................................       30           42          43         32
                                                                           ------      -------     -------     ------
   NET INVESTMENT INCOME (LOSS).........................................      561          979       1,229      1,066
                                                                           ------      -------     -------     ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment
     Companies..........................................................      225          435         515        349
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold......................     (278)        (303)       (696)      (424)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...........................    6,856       10,208      10,868      7,915
                                                                           ------      -------     -------     ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    6,803       10,340      10,687      7,840
                                                                           ------      -------     -------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $7,364      $11,319     $11,916     $8,906
                                                                           ======      =======     =======     ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)

                                                             DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                             2040 TARGET 2045 TARGET 2050 TARGET 2055 TARGET 2060 TARGET
                                                                DATE        DATE        DATE        DATE        DATE
                                                             RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                             INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                             ----------- ----------- ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment
  Companies.................................................   $  989      $  595      $  493      $  205      $  149
                                                               ------      ------      ------      ------      ------
          Total Investment Income...........................      989         595         493         205         149
                                                               ------      ------      ------      ------      ------
EXPENSES
   Investment Management Fees...............................        8           6           5           2           1
   Accounting & Transfer Agent Fees.........................       10          10          10           9          10
   Custodian Fees...........................................        1           1           1           1           1
   Filing Fees..............................................       11          10          10           9           9
   Shareholders' Reports....................................        4           3           3           3           3
   Audit Fees...............................................        1          --          --          --          --
   Other....................................................        7           4           3           1           1
                                                               ------      ------      ------      ------      ------
          Total Expenses....................................       42          34          32          25          25
                                                               ------      ------      ------      ------      ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............      (16)        (16)        (17)        (19)        (20)
                                                               ------      ------      ------      ------      ------
   Net Expenses.............................................       26          18          15           6           5
                                                               ------      ------      ------      ------      ------
   NET INVESTMENT INCOME (LOSS).............................      963         577         478         199         144
                                                               ------      ------      ------      ------      ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies...................................      283         217         181          72          52
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold..........     (673)       (220)       (216)        (75)       (104)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...............    5,971       4,909       4,193       1,938       1,485
                                                               ------      ------      ------      ------      ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................    5,581       4,906       4,158       1,935       1,433
                                                               ------      ------      ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $6,544      $5,483      $4,636      $2,134      $1,577
                                                               ======      ======      ======      ======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                              DIMENSIONAL 2020 TARGET DIMENSIONAL 2025 TARGET
                                                              DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                      FUND                    FUND
                                                              ----------------------  ----------------------
                                                              SIX MONTHS     YEAR     SIX MONTHS     YEAR
                                                                 ENDED       ENDED       ENDED       ENDED
                                                                APR 30,     OCT 31,     APR 30,     OCT 31,
                                                                 2019        2018        2019        2018
                                                              -----------  --------   -----------  --------
                                                              (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..............................  $    561    $  2,752    $    979    $  3,222
   Capital Gain Distributions Received from Affiliated
     Investment Companies....................................       225          71         435         120
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...........      (278)        (31)       (303)       (451)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares................     6,856      (4,615)     10,208      (6,020)
                                                               --------    --------    --------    --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations........................     7,364      (1,823)     11,319      (3,129)
                                                               --------    --------    --------    --------
Distributions:
       Institutional Class Shares............................      (859)     (2,967)     (1,140)     (3,423)
                                                               --------    --------    --------    --------
          Total Distributions................................      (859)     (2,967)     (1,140)     (3,423)
                                                               --------    --------    --------    --------
Capital Share Transactions (1):
   Shares Issued.............................................    14,364      42,991      23,497      63,085
   Shares Issued in Lieu of Cash Distributions...............       858       2,961       1,138       3,415
   Shares Redeemed...........................................   (12,341)    (27,338)    (15,926)    (34,414)
                                                               --------    --------    --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions.....................................     2,881      18,614       8,709      32,086
                                                               --------    --------    --------    --------
          Total Increase (Decrease) in Net Assets............     9,386      13,824      18,888      25,534
NET ASSETS
   Beginning of Period.......................................   100,643      86,819     129,914     104,380
                                                               --------    --------    --------    --------
   End of Period.............................................  $110,029    $100,643    $148,802    $129,914
                                                               ========    ========    ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.............................................     1,336       3,893       2,143       5,506
   Shares Issued in Lieu of Cash Distributions...............        82         267         106         298
   Shares Redeemed...........................................    (1,154)     (2,465)     (1,432)     (3,015)
                                                               --------    --------    --------    --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed.....................................       264       1,695         817       2,789
                                                               ========    ========    ========    ========

                                                              DIMENSIONAL 2030 TARGET
                                                              DATE RETIREMENT INCOME
                                                                      FUND
                                                              ----------------------
                                                              SIX MONTHS     YEAR
                                                                 ENDED       ENDED
                                                                APR 30,     OCT 31,
                                                                 2019        2018
                                                              -----------  --------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..............................  $  1,229    $  2,902
   Capital Gain Distributions Received from Affiliated
     Investment Companies....................................       515         146
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...........      (696)       (264)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares................    10,868      (6,076)
                                                               --------    --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations........................    11,916      (3,292)
                                                               --------    --------
Distributions:
       Institutional Class Shares............................    (1,399)     (3,112)
                                                               --------    --------
          Total Distributions................................    (1,399)     (3,112)
                                                               --------    --------
Capital Share Transactions (1):
   Shares Issued.............................................    21,695      73,218
   Shares Issued in Lieu of Cash Distributions...............     1,398       3,110
   Shares Redeemed...........................................   (19,977)    (27,342)
                                                               --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions.....................................     3,116      48,986
                                                               --------    --------
          Total Increase (Decrease) in Net Assets............    13,633      42,582
NET ASSETS
   Beginning of Period.......................................   138,382      95,800
                                                               --------    --------
   End of Period.............................................  $152,015    $138,382
                                                               ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.............................................     1,934       6,229
   Shares Issued in Lieu of Cash Distributions...............       128         265
   Shares Redeemed...........................................    (1,771)     (2,322)
                                                               --------    --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed.....................................       291       4,172
                                                               ========    ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                              DIMENSIONAL 2035 TARGET DIMENSIONAL 2040 TARGET
                                                              DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                      FUND                    FUND
                                                              ----------------------  ----------------------
                                                              SIX MONTHS     YEAR     SIX MONTHS     YEAR
                                                                 ENDED       ENDED       ENDED       ENDED
                                                                APR 30,     OCT 31,     APR 30,     OCT 31,
                                                                 2019        2018        2019        2018
                                                              -----------  --------   -----------  --------
                                                              (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..............................  $  1,066    $  1,854    $    963    $  1,297
   Capital Gain Distributions Received from Affiliated
     Investment Companies....................................       349         140         283         127
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...........      (424)        (91)       (673)        (86)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares................     7,915      (3,337)      5,971      (1,987)
                                                               --------    --------    --------    --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations........................     8,906      (1,434)      6,544        (649)
                                                               --------    --------    --------    --------
Distributions:
       Institutional Class Shares............................    (1,263)     (2,011)     (1,084)     (1,455)
                                                               --------    --------    --------    --------
          Total Distributions................................    (1,263)     (2,011)     (1,084)     (1,455)
                                                               --------    --------    --------    --------
Capital Share Transactions (1):
   Shares Issued.............................................    22,796      45,682      23,915      36,583
   Shares Issued in Lieu of Cash Distributions...............     1,262       2,008       1,083       1,454
   Shares Redeemed...........................................   (12,931)    (15,639)    (12,933)    (13,913)
                                                               --------    --------    --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions.....................................    11,127      32,051      12,065      24,124
                                                               --------    --------    --------    --------
          Total Increase (Decrease) in Net Assets............    18,770      28,606      17,525      22,020
NET ASSETS
   Beginning of Period.......................................   100,409      71,803      79,498      57,478
                                                               --------    --------    --------    --------
   End of Period.............................................  $119,179    $100,409    $ 97,023    $ 79,498
                                                               ========    ========    ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.............................................     2,006       3,826       2,014       2,965
   Shares Issued in Lieu of Cash Distributions...............       114         169          96         119
   Shares Redeemed...........................................    (1,124)     (1,312)     (1,104)     (1,131)
                                                               --------    --------    --------    --------
          Net Increase (Decrease) from Shares Issued
            and Redeemed.....................................       996       2,683       1,006       1,953
                                                               ========    ========    ========    ========

                                                              DIMENSIONAL 2045 TARGET
                                                              DATE RETIREMENT INCOME
                                                                      FUND
                                                              ----------------------
                                                              SIX MONTHS     YEAR
                                                                 ENDED       ENDED
                                                                APR 30,     OCT 31,
                                                                 2019        2018
                                                              -----------   -------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..............................   $   577     $   928
   Capital Gain Distributions Received from Affiliated
     Investment Companies....................................       217          96
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...........      (220)        (80)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares................     4,909      (1,734)
                                                                -------     -------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations........................     5,483        (790)
                                                                -------     -------
Distributions:
       Institutional Class Shares............................      (670)     (1,054)
                                                                -------     -------
          Total Distributions................................      (670)     (1,054)
                                                                -------     -------
Capital Share Transactions (1):
   Shares Issued.............................................    16,282      26,375
   Shares Issued in Lieu of Cash Distributions...............       669       1,052
   Shares Redeemed...........................................    (6,546)     (8,839)
                                                                -------     -------
          Net Increase (Decrease) from Capital Share
            Transactions.....................................    10,405      18,588
                                                                -------     -------
          Total Increase (Decrease) in Net Assets............    15,218      16,744
NET ASSETS
   Beginning of Period.......................................    55,544      38,800
                                                                -------     -------
   End of Period.............................................   $70,762     $55,544
                                                                =======     =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.............................................     1,360       2,088
   Shares Issued in Lieu of Cash Distributions...............        58          84
   Shares Redeemed...........................................      (543)       (702)
                                                                -------     -------
          Net Increase (Decrease) from Shares Issued
            and Redeemed.....................................       875       1,470
                                                                =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   DIMENSIONAL 2050 TARGET DIMENSIONAL 2055 TARGET
                                                                   DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                           FUND                    FUND
                                                                   ----------------------  ----------------------
                                                                   SIX MONTHS     YEAR     SIX MONTHS     YEAR
                                                                      ENDED       ENDED       ENDED       ENDED
                                                                     APR 30,     OCT 31,     APR 30,     OCT 31,
                                                                      2019        2018        2019        2018
                                                                   -----------   -------   -----------   -------
                                                                   (UNAUDITED)             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)...................................   $   478     $   792     $   199     $   283
   Capital Gain Distributions Received from Affiliated
     Investment Companies.........................................       181          85          72          27
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold................      (216)        (79)        (75)        (27)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares.....................     4,193      (1,270)      1,938        (611)
                                                                     -------     -------     -------     -------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................     4,636        (472)      2,134        (328)
                                                                     -------     -------     -------     -------
Distributions:
       Institutional Class Shares.................................      (553)       (905)       (225)       (319)
                                                                     -------     -------     -------     -------
          Total Distributions.....................................      (553)       (905)       (225)       (319)
                                                                     -------     -------     -------     -------
Capital Share Transactions (1):
   Shares Issued..................................................    13,037      20,269       8,725       9,915
   Shares Issued in Lieu of Cash Distributions....................       554         905         225         319
   Shares Redeemed................................................    (6,027)     (8,392)     (1,964)     (2,837)
                                                                     -------     -------     -------     -------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................     7,564      12,782       6,986       7,397
                                                                     -------     -------     -------     -------
          Total Increase (Decrease) in Net Assets.................    11,647      11,405       8,895       6,750
NET ASSETS
   Beginning of Period............................................    45,683      34,278      17,769      11,019
                                                                     -------     -------     -------     -------
   End of Period..................................................   $57,330     $45,683     $26,664     $17,769
                                                                     =======     =======     =======     =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..................................................     1,109       1,615         743         791
   Shares Issued in Lieu of Cash Distributions....................        48          73          20          26
   Shares Redeemed................................................      (505)       (670)       (165)       (230)
                                                                     -------     -------     -------     -------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................       652       1,018         598         587
                                                                     =======     =======     =======     =======

                                                                   DIMENSIONAL 2060 TARGET
                                                                   DATE RETIREMENT INCOME
                                                                           FUND
                                                                   ----------------------
                                                                   SIX MONTHS     YEAR
                                                                      ENDED       ENDED
                                                                     APR 30,     OCT 31,
                                                                      2019        2018
                                                                   -----------   -------
                                                                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)...................................   $   144     $   210
   Capital Gain Distributions Received from Affiliated
     Investment Companies.........................................        52          21
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold................      (104)        (20)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares.....................     1,485        (418)
                                                                     -------     -------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................     1,577        (207)
                                                                     -------     -------
Distributions:
       Institutional Class Shares.................................      (162)       (241)
                                                                     -------     -------
          Total Distributions.....................................      (162)       (241)
                                                                     -------     -------
Capital Share Transactions (1):
   Shares Issued..................................................     6,774       7,807
   Shares Issued in Lieu of Cash Distributions....................       162         241
   Shares Redeemed................................................    (2,173)     (2,021)
                                                                     -------     -------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................     4,763       6,027
                                                                     -------     -------
          Total Increase (Decrease) in Net Assets.................     6,178       5,579
NET ASSETS
   Beginning of Period............................................    12,880       7,301
                                                                     -------     -------
   End of Period..................................................   $19,058     $12,880
                                                                     =======     =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..................................................       580         624
   Shares Issued in Lieu of Cash Distributions....................        14          19
   Shares Redeemed................................................      (186)       (161)
                                                                     -------     -------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................       408         482
                                                                     =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND
                                                             ------------------------------------------
                                                                                                     PERIOD
                                                             SIX MONTHS        YEAR      YEAR        NOV 2,
                                                                ENDED          ENDED     ENDED     2015(A) TO
                                                               APR 30,        OCT 31,   OCT 31,     OCT 31,
                                                                2019           2018      2017         2016
                                                             -----------     --------   -------  ----------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................  $  10.52       $  11.03   $ 10.58   $ 10.00
                                                              --------       --------   -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.06           0.31      0.22      0.18
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.71          (0.48)     0.45      0.56
                                                              --------       --------   -------   -------
       Total from Investment Operations.....................      0.77          (0.17)     0.67      0.74
                                                              --------       --------   -------   -------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.06)         (0.32)    (0.22)    (0.16)
   Net Realized Gains.......................................     (0.03)         (0.02)       --        --
                                                              --------       --------   -------   -------
       Total Distributions..................................     (0.09)         (0.34)    (0.22)    (0.16)
                                                              --------       --------   -------   -------
Net Asset Value, End of Period..............................  $  11.20       $  10.52   $ 11.03   $ 10.58
                                                              ========       ========   =======   =======
Total Return................................................      7.38%(B)      (1.67%)    6.50%     7.40%(B)
                                                              --------       --------   -------   -------
Net Assets, End of Period (thousands).......................  $110,029       $100,643   $86,819   $54,543
Ratio of Expenses to Average Net Assets *(C)................      0.21%(D)       0.21%     0.22%     0.23%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)...........................      0.24%(D)       0.24%     0.26%     0.37%(D)(E)
Ratio of Net Investment Income to Average Net Assets........      1.10%(D)       2.77%     2.07%     1.76%(D)(E)
                                                              --------       --------   -------   -------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................      0.15%(D)       0.15%     0.16%     0.17%
                                                              --------       --------   -------   -------

                                                             DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND
                                                             -------------------------------------------
                                                                                                     PERIOD
                                                             SIX MONTHS       YEAR       YEAR        NOV 2,
                                                                ENDED         ENDED      ENDED     2015(A) TO
                                                               APR 30,       OCT 31,    OCT 31,     OCT 31,
                                                                2019          2018       2017         2016
                                                             -----------    --------   --------  ----------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................  $  10.81      $  11.32   $  10.52   $ 10.00
                                                              --------      --------   --------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.08          0.30       0.23      0.20
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.80         (0.48)      0.79      0.48
                                                              --------      --------   --------   -------
       Total from Investment Operations.....................      0.88         (0.18)      1.02      0.68
                                                              --------      --------   --------   -------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.08)        (0.31)     (0.22)    (0.16)
   Net Realized Gains.......................................     (0.01)        (0.02)        --        --
                                                              --------      --------   --------   -------
       Total Distributions..................................     (0.09)        (0.33)     (0.22)    (0.16)
                                                              --------      --------   --------   -------
Net Asset Value, End of Period..............................  $  11.60      $  10.81   $  11.32   $ 10.52
                                                              ========      ========   ========   =======
Total Return................................................      8.21%(B)     (1.80%)     9.87%     6.89%(B)
                                                              --------      --------   --------   -------
Net Assets, End of Period (thousands).......................  $148,802      $129,914   $104,380   $56,900
Ratio of Expenses to Average Net Assets *(C)................      0.21%(D)      0.21%      0.23%     0.25%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)...........................      0.23%(D)      0.24%      0.26%     0.37%(D)(E)
Ratio of Net Investment Income to Average Net Assets........      1.41%(D)      2.62%      2.08%     1.92%(D)(E)
                                                              --------      --------   --------   -------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................      0.16%(D)      0.15%      0.17%     0.19%
                                                              --------      --------   --------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND
                                                                            ------------------------------------------
                                                                                                                    PERIOD
                                                                            SIX MONTHS        YEAR      YEAR        NOV 2,
                                                                               ENDED          ENDED     ENDED     2015(A) TO
                                                                              APR 30,        OCT 31,   OCT 31,     OCT 31,
                                                                               2019           2018      2017         2016
                                                                            -----------     --------   -------  ----------
                                                                            (UNAUDITED)
Net Asset Value, Beginning of Period.......................................  $  11.09       $  11.53   $ 10.37   $ 10.00
                                                                             --------       --------   -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)............................................      0.10           0.27      0.23      0.19
   Net Gains (Losses) on Securities (Realized and Unrealized)..............      0.82          (0.40)     1.14      0.33
                                                                             --------       --------   -------   -------
       Total from Investment Operations....................................      0.92          (0.13)     1.37      0.52
                                                                             --------       --------   -------   -------
Less Distributions:
-------------------
   Net Investment Income...................................................     (0.10)         (0.29)    (0.21)    (0.15)
   Net Realized Gains......................................................     (0.01)         (0.02)       --        --
                                                                             --------       --------   -------   -------
       Total Distributions.................................................     (0.11)         (0.31)    (0.21)    (0.15)
                                                                             --------       --------   -------   -------
Net Asset Value, End of Period.............................................  $  11.90       $  11.09   $ 11.53   $ 10.37
                                                                             ========       ========   =======   =======
Total Return...............................................................      8.39%(B)      (1.32%)   13.44%     5.25%(B)
                                                                             --------       --------   -------   -------
Net Assets, End of Period (thousands)......................................  $152,015       $138,382   $95,800   $51,966
Ratio of Expenses to Average Net Assets *(C)...............................      0.24%(D)       0.24%     0.25%     0.26%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................      0.26%(D)       0.27%     0.29%     0.43%(D)(E)
Ratio of Net Investment Income to Average Net Assets.......................      1.73%(D)       2.32%     2.07%     1.92%(D)(E)
                                                                             --------       --------   -------   -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................      0.18%(D)       0.18%     0.19%     0.20%
                                                                             --------       --------   -------   -------

                                                                            DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND
                                                                            ------------------------------------------
                                                                                                                    PERIOD
                                                                            SIX MONTHS        YEAR      YEAR        NOV 2,
                                                                               ENDED          ENDED     ENDED     2015(A) TO
                                                                              APR 30,        OCT 31,   OCT 31,     OCT 31,
                                                                               2019           2018      2017         2016
                                                                            -----------     --------   -------  ----------
                                                                            (UNAUDITED)
Net Asset Value, Beginning of Period.......................................  $  11.35       $  11.66   $ 10.12   $ 10.00
                                                                             --------       --------   -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)............................................      0.11           0.24      0.21      0.18
   Net Gains (Losses) on Securities (Realized and Unrealized)..............      0.79          (0.28)     1.53      0.09
                                                                             --------       --------   -------   -------
       Total from Investment Operations....................................      0.90          (0.04)     1.74      0.27
                                                                             --------       --------   -------   -------
Less Distributions:
-------------------
   Net Investment Income...................................................     (0.12)         (0.25)    (0.20)    (0.15)
   Net Realized Gains......................................................     (0.02)         (0.02)       --        --
                                                                             --------       --------   -------   -------
       Total Distributions.................................................     (0.14)         (0.27)    (0.20)    (0.15)
                                                                             --------       --------   -------   -------
Net Asset Value, End of Period.............................................  $  12.11       $  11.35   $ 11.66   $ 10.12
                                                                             ========       ========   =======   =======
Total Return...............................................................      8.05%(B)      (0.45%)   17.34%     2.75%(B)
                                                                             --------       --------   -------   -------
Net Assets, End of Period (thousands)......................................  $119,179       $100,409   $71,803   $28,708
Ratio of Expenses to Average Net Assets *(C)...............................      0.25%(D)       0.25%     0.26%     0.28%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................      0.28%(D)       0.29%     0.31%     0.52%(D)(E)
Ratio of Net Investment Income to Average Net Assets.......................      2.00%(D)       2.03%     1.92%     1.84%(D)(E)
                                                                             --------       --------   -------   -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................      0.19%(D)       0.19%     0.20%     0.22%
                                                                             --------       --------   -------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND
                                                                            ------------------------------------------
                                                                                                                   PERIOD
                                                                            SIX MONTHS      YEAR      YEAR         NOV 2,
                                                                               ENDED        ENDED     ENDED      2015(A) TO
                                                                              APR 30,      OCT 31,   OCT 31,      OCT 31,
                                                                               2019         2018      2017          2016
                                                                            -----------    -------   -------   ----------
                                                                            (UNAUDITED)
Net Asset Value, Beginning of Period.......................................   $ 11.75      $ 11.94   $ 10.07    $ 10.00
                                                                              -------      -------   -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)............................................      0.13         0.22      0.21       0.19
   Net Gains (Losses) on Securities (Realized and Unrealized)..............      0.75        (0.15)     1.86       0.03
                                                                              -------      -------   -------    -------
       Total from Investment Operations....................................      0.88         0.07      2.07       0.22
                                                                              -------      -------   -------    -------
Less Distributions:
-------------------
   Net Investment Income...................................................     (0.13)       (0.24)    (0.20)     (0.15)
   Net Realized Gains......................................................     (0.02)       (0.02)       --         --
                                                                              -------      -------   -------    -------
       Total Distributions.................................................     (0.15)       (0.26)    (0.20)     (0.15)
                                                                              -------      -------   -------    -------
Net Asset Value, End of Period.............................................   $ 12.48      $ 11.75   $ 11.94    $ 10.07
                                                                              =======      =======   =======    =======
Total Return...............................................................      7.60%(B)     0.51%    20.73%      2.20%(B)
                                                                              -------      -------   -------    -------
Net Assets, End of Period (thousands)......................................   $97,023      $79,498   $57,478    $28,270
Ratio of Expenses to Average Net Assets *(C)...............................      0.26%(D)     0.26%     0.27%      0.28%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................      0.30%(D)     0.30%     0.32%      0.52%(D)(E)
Ratio of Net Investment Income to Average Net Assets.......................      2.23%(D)     1.83%     1.93%      1.90%(D)(E)
                                                                              -------      -------   -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................      0.21%(D)     0.20%     0.21%      0.22%
                                                                              -------      -------   -------    -------

                                                                            DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND
                                                                            ------------------------------------------
                                                                                                                   PERIOD
                                                                            SIX MONTHS      YEAR      YEAR         NOV 2,
                                                                               ENDED        ENDED     ENDED      2015(A) TO
                                                                              APR 30,      OCT 31,   OCT 31,      OCT 31,
                                                                               2019         2018      2017          2016
                                                                            -----------    -------   -------   ----------
                                                                            (UNAUDITED)
Net Asset Value, Beginning of Period.......................................   $ 11.90      $ 12.14   $ 10.06    $ 10.00
                                                                              -------      -------   -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)............................................      0.11         0.24      0.23       0.19
   Net Gains (Losses) on Securities (Realized and Unrealized)..............      0.89        (0.20)     2.05       0.02
                                                                              -------      -------   -------    -------
       Total from Investment Operations....................................      1.00         0.04      2.28       0.21
                                                                              -------      -------   -------    -------
Less Distributions:
-------------------
   Net Investment Income...................................................     (0.11)       (0.26)    (0.20)     (0.15)
   Net Realized Gains......................................................     (0.02)       (0.02)       --         --
                                                                              -------      -------   -------    -------
       Total Distributions.................................................     (0.13)       (0.28)    (0.20)     (0.15)
                                                                              -------      -------   -------    -------
Net Asset Value, End of Period.............................................   $ 12.77      $ 11.90   $ 12.14    $ 10.06
                                                                              =======      =======   =======    =======
Total Return...............................................................      8.58%(B)     0.22%    22.92%      2.20%(B)
                                                                              -------      -------   -------    -------
Net Assets, End of Period (thousands)......................................   $70,762      $55,544   $38,800    $15,719
Ratio of Expenses to Average Net Assets *(C)...............................      0.26%(D)     0.26%     0.26%      0.29%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................      0.31%(D)     0.31%     0.34%      0.77%(D)(E)
Ratio of Net Investment Income to Average Net Assets.......................      1.91%(D)     1.90%     2.00%      1.89%(D)(E)
                                                                              -------      -------   -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................      0.20%(D)     0.20%     0.20%      0.23%
                                                                              -------      -------   -------    -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND
                                                                            ------------------------------------------
                                                                                                                   PERIOD
                                                                            SIX MONTHS      YEAR      YEAR         NOV 2,
                                                                               ENDED        ENDED     ENDED      2015(A) TO
                                                                              APR 30,      OCT 31,   OCT 31,      OCT 31,
                                                                               2019         2018      2017          2016
                                                                            -----------    -------   -------   ----------
                                                                            (UNAUDITED)
Net Asset Value, Beginning of Period.......................................   $ 11.86      $ 12.09   $ 10.02    $ 10.00
                                                                              -------      -------   -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)............................................      0.11         0.24      0.22       0.18
   Net Gains (Losses) on Securities (Realized and Unrealized)..............      0.90        (0.19)     2.06       0.04
                                                                              -------      -------   -------    -------
       Total from Investment Operations....................................      1.01         0.05      2.28       0.22
                                                                              -------      -------   -------    -------
Less Distributions:
-------------------
   Net Investment Income...................................................     (0.12)       (0.26)    (0.21)     (0.20)
   Net Realized Gains......................................................     (0.02)       (0.02)       --         --
                                                                              -------      -------   -------    -------
       Total Distributions.................................................     (0.14)       (0.28)    (0.21)     (0.20)
                                                                              -------      -------   -------    -------
Net Asset Value, End of Period.............................................   $ 12.73      $ 11.86   $ 12.09    $ 10.02
                                                                              =======      =======   =======    =======
Total Return...............................................................      8.61%(B)     0.30%    22.97%      2.24%(B)
                                                                              -------      -------   -------    -------
Net Assets, End of Period (thousands)......................................   $57,330      $45,683   $34,278    $14,361
Ratio of Expenses to Average Net Assets *(C)...............................      0.26%(D)     0.26%     0.27%      0.28%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................      0.33%(D)     0.33%     0.36%      0.74%(D)(E)
Ratio of Net Investment Income to Average Net Assets.......................      1.92%(D)     1.89%     1.99%      1.86%(D)(E)
                                                                              -------      -------   -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................      0.21%(D)     0.20%     0.21%      0.22%
                                                                              -------      -------   -------    -------

                                                                            DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND
                                                                            ------------------------------------------
                                                                                                                  PERIOD
                                                                            SIX MONTHS      YEAR      YEAR        NOV 2,
                                                                               ENDED        ENDED     ENDED     2015(A) TO
                                                                              APR 30,      OCT 31,   OCT 31,     OCT 31,
                                                                               2019         2018      2017         2016
                                                                            -----------    -------   -------   ----------
                                                                            (UNAUDITED)
Net Asset Value, Beginning of Period.......................................   $ 11.85      $ 12.08   $ 10.03     $10.00
                                                                              -------      -------   -------     ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)............................................      0.11         0.24      0.23       0.20
   Net Gains (Losses) on Securities (Realized and Unrealized)..............      0.89        (0.20)     2.04       0.02
                                                                              -------      -------   -------     ------
       Total from Investment Operations....................................      1.00         0.04      2.27       0.22
                                                                              -------      -------   -------     ------
Less Distributions:
-------------------
   Net Investment Income...................................................     (0.11)       (0.26)    (0.21)     (0.19)
   Net Realized Gains......................................................     (0.02)       (0.01)    (0.01)        --
                                                                              -------      -------   -------     ------
       Total Distributions.................................................     (0.13)       (0.27)    (0.22)     (0.19)
                                                                              -------      -------   -------     ------
Net Asset Value, End of Period.............................................   $ 12.72      $ 11.85   $ 12.08     $10.03
                                                                              =======      =======   =======     ======
Total Return...............................................................      8.59%(B)     0.29%    22.86%      2.24%(B)
                                                                              -------      -------   -------     ------
Net Assets, End of Period (thousands)......................................   $26,664      $17,769   $11,019     $2,978
Ratio of Expenses to Average Net Assets *(C)...............................      0.26%(D)     0.26%     0.27%      0.29%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C)............................................................      0.44%(D)     0.42%     0.46%      3.60%(D)(E)
Ratio of Net Investment Income to Average Net Assets.......................      1.86%(D)     1.90%     2.02%      2.02%(D)(E)
                                                                              -------      -------   -------     ------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result
  of Portfolio's investment in Underlying Funds as follows:................      0.21%(D)     0.20%     0.21%      0.23%
                                                                              -------      -------   -------     ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND
                                                             -----------------------------------------
                                                                                                   PERIOD
                                                             SIX MONTHS       YEAR      YEAR       NOV 2,
                                                                ENDED         ENDED     ENDED    2015(A) TO
                                                               APR 30,       OCT 31,   OCT 31,    OCT 31,
                                                                2019          2018      2017        2016
                                                             -----------     -------   -------  ----------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................   $ 11.89       $ 12.13   $10.04     $10.00
                                                               -------       -------   ------     ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.11          0.24     0.23       0.19
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      0.90         (0.20)    2.04       0.03
                                                               -------       -------   ------     ------
       Total from Investment Operations.....................      1.01          0.04     2.27       0.22
                                                               -------       -------   ------     ------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.11)        (0.27)   (0.18)     (0.18)
   Net Realized Gains.......................................     (0.02)        (0.01)      --         --
                                                               -------       -------   ------     ------
       Total Distributions..................................     (0.13)        (0.28)   (0.18)     (0.18)
                                                               -------       -------   ------     ------
Net Asset Value, End of Period..............................   $ 12.77       $ 11.89   $12.13     $10.04
                                                               =======       =======   ======     ======
Total Return................................................      8.63%(B)      0.27%   22.88%      2.24%(B)
                                                               -------       -------   ------     ------
Net Assets, End of Period (thousands).......................   $19,058       $12,880   $7,301     $1,589
Ratio of Expenses to Average Net Assets *(C)................      0.26%(D)      0.26%    0.27%      0.29%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)...........................      0.51%(D)      0.48%    0.61%      5.48%(D)(E)
Ratio of Net Investment Income to Average Net Assets........      1.85%(D)      1.92%    2.01%      1.96%(D)(E)
                                                               -------       -------   ------     ------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................      0.20%(D)      0.20%    0.21%      0.23%
                                                               -------       -------   ------     ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which nine portfolios (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by investing substantially all of their assets in other series of IDG and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). As of April 30, 2019, the Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                                         PERCENTAGE
                                                                                                          OWNERSHIP
FUNDS OF FUNDS                                                        UNDERLYING FUNDS                   AT 04/30/19
--------------                                       --------------------------------------------------- -----------
Dimensional 2020 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                13%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2025 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                25%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2030 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --

                                                                                                         PERCENTAGE
                                                                                                          OWNERSHIP
FUNDS OF FUNDS                                       UNDERLYING FUNDS                                    AT 04/30/19
--------------                                       --------------------------------------------------- -----------
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                25%
                                                     DFA Inflation-Protected Securities Portfolio (IDG)      --

Dimensional 2035 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                     DFA LTIP Portfolio (IDG)                                10%

Dimensional 2040 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --

Dimensional 2045 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --

Dimensional 2050 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                      --
                                                     U.S. Core Equity 1 Portfolio (IDG)                      --
                                                     Large Cap International Portfolio (IDG)                 --
                                                     International Core Equity Portfolio (IDG)               --
                                                     Emerging Markets Core Equity Portfolio (IDG)            --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)         --

                                                                                                       PERCENTAGE
                                                                                                        OWNERSHIP
FUNDS OF FUNDS                                       UNDERLYING FUNDS                                  AT 04/30/19
--------------                                       ----------------                                  -----------
Dimensional 2055 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                    --
                                                     U.S. Core Equity 1 Portfolio (IDG)                    --
                                                     Large Cap International Portfolio (IDG)               --
                                                     International Core Equity Portfolio (IDG)             --
                                                     Emerging Markets Core Equity Portfolio (IDG)          --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)       --

Dimensional 2060 Target Date Retirement Income Fund  U.S. Large Company Portfolio (DIG)                    --
                                                     U.S. Core Equity 1 Portfolio (IDG)                    --
                                                     Large Cap International Portfolio (IDG)               --
                                                     International Core Equity Portfolio (IDG)             --
                                                     Emerging Markets Core Equity Portfolio (IDG)          --
                                                     DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                     DFA Short-Term Extended Quality Portfolio (IDG)       --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolios are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A Summary of the inputs used to value each Portfolio's investments by each major security type, industry, and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Dimensional 2020 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2025 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2030 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2035 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2040 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2045 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2050 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2055 Target Date Retirement Income Fund*..................... 0.02%
Dimensional 2060 Target Date Retirement Income Fund*..................... 0.02%

* Effective February 28, 2019, the management fee payable by each Portfolio was reduced from 0.03% to 0.00%.

   Effective February 28, 2019, pursuant to an Expense Assumption Agreement (the "Expense Assumption Agreement") for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are reflected below (amounts in thousands). Prior to February 28, 2019, pursuant to a Fee Waiver and Expense Assumption Agreement for each Portfolio, the Advisor had contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Expense Assumption Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                           NET WAIVED FEES/
                                                           EXPENSES ASSUMED     PREVIOUSLY
                                              RECOVERY        (RECOVERED       WAIVED FEES/
                                EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                               LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES       AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------     ---------- ---------------- ----------------- -----------------
Dimensional 2020 Target Date
  Retirement Income Fund......    0.06%          --               $15               $88
Dimensional 2025 Target Date
  Retirement Income Fund......    0.06%          --                12                88
Dimensional 2030 Target Date
  Retirement Income Fund......    0.06%          --                14                90
Dimensional 2035 Target Date
  Retirement Income Fund......    0.06%          --                13                81
Dimensional 2040 Target Date
  Retirement Income Fund......    0.06%          --                16                80
Dimensional 2045 Target Date
  Retirement Income Fund......    0.06%          --                16                73
Dimensional 2050 Target Date
  Retirement Income Fund......    0.06%          --                17                75
Dimensional 2055 Target Date
  Retirement Income Fund......    0.06%          --                19                73

                                                                         NET WAIVED FEES/
                                                             RECOVERY    EXPENSES ASSUMED     PREVIOUSLY
                                                           OF PREVIOUSLY    (RECOVERED       WAIVED FEES/
                                                 EXPENSE   WAIVED FEES/  PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                LIMITATION   EXPENSES      FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                        AMOUNT      ASSUMED        ASSUMED)          RECOVERY
--------------------------                      ---------- ------------- ----------------- -----------------
Dimensional 2060 Target Date Retirement Income
  Fund.........................................    0.06%        --              $20               $74

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Dimensional 2020 Target Date Retirement Income Fund........................ $ 1
Dimensional 2025 Target Date Retirement Income Fund........................   1
Dimensional 2030 Target Date Retirement Income Fund........................   1
Dimensional 2035 Target Date Retirement Income Fund........................   1
Dimensional 2040 Target Date Retirement Income Fund........................   1
Dimensional 2045 Target Date Retirement Income Fund........................  --
Dimensional 2050 Target Date Retirement Income Fund........................  --
Dimensional 2055 Target Date Retirement Income Fund........................  --
Dimensional 2060 Target Date Retirement Income Fund........................  --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                                                                  CHANGE IN
                                                                                                   NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- --------- ---------- ------------ -------------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND
DFA Inflation-Protected Securities Portfolio                     $ 47,854      $ 6,724    $1,887      $(105)       $ 2,458
DFA LTIP Portfolio                                                 23,395        1,684     2,058       (115)         2,203
U.S. Large Company Portfolio                                        8,940          927     1,115          9            724
U.S. Core Equity 1 Portfolio                                        8,959          975     1,102         --            636
Large Cap International Portfolio                                   5,008          524       593        (26)           373
Emerging Markets Core Equity Portfolio                              2,379          259       201        (16)           300
International Core Equity Portfolio                                 2,499          281       264        (22)           156
DFA Short-Term Extended Quality Portfolio                             655           14       241         (2)             6
DFA Two-Year Global Fixed Income Portfolio                            655           16       238         (1)            --
                                                                 --------      -------    ------      -----        -------
TOTAL                                                            $100,344      $11,404    $7,699      $(278)       $ 6,856
                                                                 ========      =======    ======      =====        =======

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND
DFA LTIP Portfolio                                               $ 41,978      $ 5,292    $4,368      $(159)       $ 4,132
DFA Inflation-Protected Securities Portfolio                       25,816        5,077       881        (42)         1,381
U.S. Large Company Portfolio                                       17,256        2,486     1,707         30          1,543
U.S. Core Equity 1 Portfolio                                       17,292        2,606     1,688        (18)         1,390
Large Cap International Portfolio                                   9,675        1,331       617        (53)           787
Emerging Markets Core Equity Portfolio                              4,620          677       171        (25)           608
International Core Equity Portfolio                                 4,815          740       269        (33)           323
DFA Short-Term Extended Quality Portfolio                           4,139          517       124         (2)            41
DFA Two-Year Global Fixed Income Portfolio                          4,143          545       125         (1)             3
                                                                 --------      -------    ------      -----        -------
TOTAL                                                            $129,734      $19,271    $9,950      $(303)       $10,208
                                                                 ========      =======    ======      =====        =======


                                                               BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                             APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                             -------------- -------------- -------- -------------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND
DFA Inflation-Protected Securities Portfolio                    $ 55,044         4,669      $  197        --
DFA LTIP Portfolio                                                25,109         2,723         107      $112
U.S. Large Company Portfolio                                       9,485           417          84        56
U.S. Core Equity 1 Portfolio                                       9,468           389          79        57
Large Cap International Portfolio                                  5,286           233          55        --
Emerging Markets Core Equity Portfolio                             2,721           129          19        --
International Core Equity Portfolio                                2,650           200          28        --
DFA Short-Term Extended Quality Portfolio                            432            40          11        --
DFA Two-Year Global Fixed Income Portfolio                           432            43          11        --
                                                                --------        ------      ------      ----
TOTAL                                                           $110,627         8,843      $  591      $225
                                                                ========        ======      ======      ====

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND
DFA LTIP Portfolio                                              $ 46,875         5,084      $  200      $210
DFA Inflation-Protected Securities Portfolio                      31,351         2,659         108        --
U.S. Large Company Portfolio                                      19,608           862         171       112
U.S. Core Equity 1 Portfolio                                      19,582           806         160       113
Large Cap International Portfolio                                 11,123           490         111        --
Emerging Markets Core Equity Portfolio                             5,709           270          39        --
International Core Equity Portfolio                                5,576           420          56        --
DFA Short-Term Extended Quality Portfolio                          4,571           424          89        --
DFA Two-Year Global Fixed Income Portfolio                         4,565           459          87        --
                                                                --------        ------      ------      ----
TOTAL                                                           $148,960        11,474      $1,021      $435
                                                                ========        ======      ======      ====

                                                                                                                  CHANGE IN
                                                                                                   NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- --------- ---------- ------------ -------------
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND
DFA LTIP Portfolio                                               $ 42,032      $ 5,095   $ 4,080      $(283)       $ 4,171
U.S. Core Equity 1 Portfolio                                       24,281        2,677     1,955       (120)         1,931
U.S. Large Company Portfolio                                       24,261        2,149     1,805        (54)         2,125
Large Cap International Portfolio                                  13,568        1,253       873        (98)         1,066
DFA Short-Term Extended Quality Portfolio                           8,475          922       849        (18)            91
DFA Two-Year Global Fixed Income Portfolio                          8,478          990       853         (4)             8
Emerging Markets Core Equity Portfolio                              6,416          629       223        (43)           824
International Core Equity Portfolio                                 6,669          790       380        (60)           437
DFA Inflation-Protected Securities Portfolio                        3,901        1,995       607        (16)           215
                                                                 --------      -------   -------      -----        -------
TOTAL                                                            $138,081      $16,500   $11,625      $(696)       $10,868
                                                                 ========      =======   =======      =====        =======

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND
U.S. Core Equity 1 Portfolio                                     $ 22,183      $ 3,365   $ 1,463      $(107)       $ 1,915
U.S. Large Company Portfolio                                       22,137        3,089     1,403        (63)         2,127
DFA LTIP Portfolio                                                 14,212        4,983     1,074        (87)         1,547
Large Cap International Portfolio                                  12,377        1,856       749        (77)         1,026
DFA Short-Term Extended Quality Portfolio                           8,636        1,795       541        (11)            97
DFA Two-Year Global Fixed Income Portfolio                          8,644        1,837       527         (4)            13
Emerging Markets Core Equity Portfolio                              5,826        1,006       176        (35)           772
International Core Equity Portfolio                                 6,147          964       292        (40)           418
                                                                 --------      -------   -------      -----        -------
TOTAL                                                            $100,162      $18,895   $ 6,225      $(424)       $ 7,915
                                                                 ========      =======   =======      =====        =======


                                                               BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                             APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                             -------------- -------------- -------- -------------
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND
DFA LTIP Portfolio                                              $ 46,935         5,091      $  196      $207
U.S. Core Equity 1 Portfolio                                      26,814         1,103         217       154
U.S. Large Company Portfolio                                      26,676         1,173         232       154
Large Cap International Portfolio                                 14,916           657         150        --
DFA Short-Term Extended Quality Portfolio                          8,621           800         169        --
DFA Two-Year Global Fixed Income Portfolio                         8,619           866         164        --
Emerging Markets Core Equity Portfolio                             7,603           359          53        --
International Core Equity Portfolio                                7,456           562          76        --
DFA Inflation-Protected Securities Portfolio                       5,488           465          15        --
                                                                --------        ------      ------      ----
TOTAL                                                           $153,128        11,076      $1,272      $515
                                                                ========        ======      ======      ====

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND
U.S. Core Equity 1 Portfolio                                    $ 25,893         1,065      $  203      $139
U.S. Large Company Portfolio                                      25,887         1,138         218       139
DFA LTIP Portfolio                                                19,581         2,124          67        71
Large Cap International Portfolio                                 14,433           636         140        --
DFA Short-Term Extended Quality Portfolio                          9,976           926         179        --
DFA Two-Year Global Fixed Income Portfolio                         9,963         1,001         174        --
Emerging Markets Core Equity Portfolio                             7,393           349          48        --
International Core Equity Portfolio                                7,197           542          69        --
                                                                --------        ------      ------      ----
TOTAL                                                           $120,323         7,781      $1,098      $349
                                                                ========        ======      ======      ====

                                                                                                                  CHANGE IN
                                                                                                   NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- --------- ---------- ------------ -------------
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                     $20,811       $ 4,573    $2,118      $(116)       $1,924
U.S. Core Equity 1 Portfolio                                      20,855         4,766     2,129       (188)        1,737
Large Cap International Portfolio                                 11,747         2,567     1,229       (157)        1,003
DFA Two-Year Global Fixed Income Portfolio                         7,410         3,042     1,106         (6)           15
DFA Short-Term Extended Quality Portfolio                          7,401         2,980     1,108        (20)           98
Emerging Markets Core Equity Portfolio                             5,501         1,480       479        (90)          777
International Core Equity Portfolio                                5,780         1,444       579        (96)          417
                                                                 -------       -------    ------      -----        ------
TOTAL                                                            $79,505       $20,852    $8,748      $(673)       $5,971
                                                                 =======       =======    ======      =====        ======
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                     $16,897       $ 3,613    $  769      $ (38)       $1,666
U.S. Core Equity 1 Portfolio                                      16,932         3,740       722        (61)        1,477
Large Cap International Portfolio                                  9,497         2,180       512        (53)          804
Emerging Markets Core Equity Portfolio                             4,517         1,222       194        (32)          605
International Core Equity Portfolio                                4,722         1,150       218        (31)          329
DFA Two-Year Global Fixed Income Portfolio                         1,456           868       257         (1)            5
DFA Short-Term Extended Quality Portfolio                          1,455           858       262         (4)           23
                                                                 -------       -------    ------      -----        ------
TOTAL                                                            $55,476       $13,631    $2,934      $(220)       $4,909
                                                                 =======       =======    ======      =====        ======


                                                               BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                             APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                             -------------- -------------- -------- -------------
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                    $25,074         1,103        $214       $141
U.S. Core Equity 1 Portfolio                                     25,041         1,030         200        142
Large Cap International Portfolio                                13,931           614         139         --
DFA Two-Year Global Fixed Income Portfolio                        9,355           940         157         --
DFA Short-Term Extended Quality Portfolio                         9,351           868         161         --
Emerging Markets Core Equity Portfolio                            7,189           340          49         --
International Core Equity Portfolio                               6,966           525          69         --
                                                                -------         -----        ----       ----
TOTAL                                                           $96,907         5,420        $989       $283
                                                                =======         =====        ====       ====
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                    $21,369           940        $173       $108
U.S. Core Equity 1 Portfolio                                     21,366           879         160        109
Large Cap International Portfolio                                11,916           525         110         --
Emerging Markets Core Equity Portfolio                            6,118           289          38         --
International Core Equity Portfolio                               5,952           448          54         --
DFA Two-Year Global Fixed Income Portfolio                        2,071           208          30         --
DFA Short-Term Extended Quality Portfolio                         2,070           192          30         --
                                                                -------         -----        ----       ----
TOTAL                                                           $70,862         3,481        $595       $217
                                                                =======         =====        ====       ====

                                                                                                                  CHANGE IN
                                                                                                   NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- --------- ---------- ------------ -------------
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                     $13,887       $ 2,816    $  605      $ (41)       $1,417
U.S. Core Equity 1 Portfolio                                      13,916         2,926       608        (57)        1,274
Large Cap International Portfolio                                  7,822         1,840       588        (68)          702
Emerging Markets Core Equity Portfolio                             3,711           927       111        (16)          496
International Core Equity Portfolio                                3,893           928       223        (30)          285
DFA Short-Term Extended Quality Portfolio                          1,168           458       206         (3)           16
DFA Two-Year Global Fixed Income Portfolio                         1,169           457       197         (1)            3
                                                                 -------       -------    ------      -----        ------
TOTAL                                                            $45,566       $10,352    $2,538      $(216)       $4,193
                                                                 =======       =======    ======      =====        ======
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                     $ 5,429       $ 2,145    $  119      $ (16)       $  668
U.S. Core Equity 1 Portfolio                                       5,422         2,206       113        (21)          606
Large Cap International Portfolio                                  3,039         1,290       106        (19)          312
Emerging Markets Core Equity Portfolio                             1,451           711        48         (9)          214
International Core Equity Portfolio                                1,521           646        32         (8)          129
DFA Two-Year Global Fixed Income Portfolio                           439           293        67         (1)            2
DFA Short-Term Extended Quality Portfolio                            439           290        70         (1)            7
                                                                 -------       -------    ------      -----        ------
TOTAL                                                            $17,740       $ 7,581    $  555      $ (75)       $1,938
                                                                 =======       =======    ======      =====        ======


                                                               BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                             APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                             -------------- -------------- -------- -------------
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                    $17,474           768        $143       $ 90
U.S. Core Equity 1 Portfolio                                     17,451           718         133         91
Large Cap International Portfolio                                 9,708           428          92         --
Emerging Markets Core Equity Portfolio                            5,007           237          32         --
International Core Equity Portfolio                               4,853           365          45         --
DFA Short-Term Extended Quality Portfolio                         1,433           133          24         --
DFA Two-Year Global Fixed Income Portfolio                        1,431           144          24         --
                                                                -------         -----        ----       ----
TOTAL                                                           $57,357         2,793        $493       $181
                                                                =======         =====        ====       ====
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                    $ 8,107           357        $ 60       $ 36
U.S. Core Equity 1 Portfolio                                      8,100           333          56         36
Large Cap International Portfolio                                 4,516           199          38         --
Emerging Markets Core Equity Portfolio                            2,319           110          13         --
International Core Equity Portfolio                               2,256           170          18         --
DFA Two-Year Global Fixed Income Portfolio                          666            67          10         --
DFA Short-Term Extended Quality Portfolio                           665            62          10         --
                                                                -------         -----        ----       ----
TOTAL                                                           $26,629         1,298        $205       $ 72
                                                                =======         =====        ====       ====

                                                                                                                  CHANGE IN
                                                                                                   NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- --------- ---------- ------------ -------------
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                     $ 3,925       $1,610      $231       $ (24)       $  505
U.S. Core Equity 1 Portfolio                                       3,923        1,711       283         (32)          465
Large Cap International Portfolio                                  2,198          969       168         (24)          243
Emerging Markets Core Equity Portfolio                             1,049          518        63         (11)          162
International Core Equity Portfolio                                1,101          491        73         (11)          102
DFA Short- Term Extended Quality Portfolio                           317          236        83          (1)            6
DFA Two-Year Global Fixed Income Portfolio                           318          236        81          (1)            2
                                                                 -------       ------      ----       -----        ------
TOTAL                                                            $12,831       $5,771      $982       $(104)       $1,485
                                                                 =======       ======      ====       =====        ======


                                                               BALANCE AT    SHARES AS OF  DIVIDEND CAPITAL GAIN
                                                             APRIL 30, 2019 APRIL 30, 2019  INCOME  DISTRIBUTIONS
                                                             -------------- -------------- -------- -------------
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND
U.S. Large Company Portfolio                                    $ 5,785          254         $ 44        $26
U.S. Core Equity 1 Portfolio                                      5,784          238           40         26
Large Cap International Portfolio                                 3,218          142           29         --
Emerging Markets Core Equity Portfolio                            1,655           78            9         --
International Core Equity Portfolio                               1,610          121           13         --
DFA Short- Term Extended Quality Portfolio                          475           44            7         --
DFA Two-Year Global Fixed Income Portfolio                          474           48            7         --
                                                                -------          ---         ----        ---
TOTAL                                                           $19,001          925         $149        $52
                                                                =======          ===         ====        ===

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                                        NET INVESTMENT
                                                          INCOME AND
                                                          SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                        CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                        -------------- ------------- ---------- ------
Dimensional 2020 Target Date Retirement Income Fund
2017...................................................     $1,460           --          --     $1,460
2018...................................................      2,809         $158          --      2,967
Dimensional 2025 Target Date Retirement Income Fund
2017...................................................      1,652            1          --      1,653
2018...................................................      3,309          114          --      3,423

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM   TAX EXEMPT
                                         CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                         -------------- ------------- ---------- ------
Dimensional 2030 Target Date Retirement
  Income Fund
2017....................................     $1,443         $  2          --     $1,445
2018....................................      3,003          109          --      3,112
Dimensional 2035 Target Date Retirement
  Income Fund
2017....................................        929            4          --        933
2018....................................      1,936           74          --      2,010
Dimensional 2040 Target Date Retirement
  Income Fund
2017....................................        747            3          --        750
2018....................................      1,374           81          --      1,455
Dimensional 2045 Target Date Retirement
  Income Fund
2017....................................        505           --          --        505
2018....................................      1,001           53          --      1,054
Dimensional 2050 Target Date Retirement
  Income Fund
2017....................................        449            3          --        452
2018....................................        857           48          --        905
Dimensional 2055 Target Date Retirement
  Income Fund
2017....................................        129            3          --        132
2018....................................        309           10          --        319
Dimensional 2060 Target Date Retirement
  Income Fund
2017....................................         58           --          --         58
2018....................................        235            6          --        241

   As of October 31, 2018, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM
                                                     CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                     -------------- ------------- -----
Dimensional 2020 Target Date Retirement Income Fund.      $(60)         $(32)     $(92)
Dimensional 2025 Target Date Retirement Income Fund.       (73)           --       (73)
Dimensional 2030 Target Date Retirement Income Fund.       (61)           --       (61)
Dimensional 2035 Target Date Retirement Income Fund.       (34)           --       (34)
Dimensional 2040 Target Date Retirement Income Fund.       (30)           --       (30)
Dimensional 2045 Target Date Retirement Income Fund.        --            --        --
Dimensional 2050 Target Date Retirement Income Fund.        --            --        --
Dimensional 2055 Target Date Retirement Income Fund.        --            --        --
Dimensional 2060 Target Date Retirement Income Fund.        --            --        --

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             UNDISTRIBUTED                                 TOTAL NET
                                                             NET INVESTMENT                              DISTRIBUTABLE
                                                               INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                                               SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                                             CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                                             -------------- ------------- -------------- -------------
Dimensional 2020 Target Date Retirement Income Fund.........       --           $300          $1,335        $1,635
Dimensional 2025 Target Date Retirement Income Fund.........      $56            114           3,425         3,595
Dimensional 2030 Target Date Retirement Income Fund.........       49            140           3,964         4,153
Dimensional 2035 Target Date Retirement Income Fund.........       65            155           5,140         5,360
Dimensional 2040 Target Date Retirement Income Fund.........       23            121           6,492         6,636
Dimensional 2045 Target Date Retirement Income Fund.........       28             92           3,970         4,090
Dimensional 2050 Target Date Retirement Income Fund.........       22             81           3,820         3,923
Dimensional 2055 Target Date Retirement Income Fund.........       10             26             701           737
Dimensional 2060 Target Date Retirement Income Fund.........        6             20             282           308

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                       NET
                                                                                                    UNREALIZED
                                                             FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                             TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             -------- ------------ -------------- --------------
Dimensional 2020 Target Date Retirement Income Fund......... $102,461   $ 8,618          --          $ 8,618
Dimensional 2025 Target Date Retirement Income Fund.........  135,330    14,445          --           14,445
Dimensional 2030 Target Date Retirement Income Fund.........  138,370    15,381          --           15,381
Dimensional 2035 Target Date Retirement Income Fund.........  107,270    13,323          --           13,323
Dimensional 2040 Target Date Retirement Income Fund.........   84,443    12,645          --           12,645

                                                                      NET
                                                                   UNREALIZED
                            FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                            TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                            -------- ------------ -------------- --------------
Dimensional 2045 Target
  Date Retirement Income
  Fund..................... $61,994     $9,000          --           $9,000
Dimensional 2050 Target
  Date Retirement Income
  Fund.....................  49,345      8,130          --            8,130
Dimensional 2055 Target
  Date Retirement Income
  Fund.....................  24,012      2,679          --            2,679
Dimensional 2060 Target
  Date Retirement Income
  Fund.....................  17,240      1,814          --            1,814

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                         ------------- ------------ ------------ -------- --------------- ----------------
Dimensional 2020 Target Date Retirement
  Income Fund...........................     3.07%         $364          22         $1         $968              --

                       WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                        AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                     INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                     ------------- ------------ ------------ -------- --------------- ----------------
Dimensional 2025
  Target Date
  Retirement Income
  Fund..............     3.10%         $376          32        $ 1        $1,079            $158
Dimensional 2030
  Target Date
  Retirement Income
  Fund..............     3.11%          542          24          1         1,401              --
Dimensional 2035
  Target Date
  Retirement Income
  Fund..............     3.09%          324          25          1           953              --
Dimensional 2040
  Target Date
  Retirement Income
  Fund..............     3.10%          423          18          1           832             167
Dimensional 2045
  Target Date
  Retirement Income
  Fund..............     3.08%          220           8         --           532              --
Dimensional 2050
  Target Date
  Retirement Income
  Fund..............     3.12%          138          11         --           387              --
Dimensional 2055
  Target Date
  Retirement Income
  Fund..............     3.12%          116           6         --           174              --
Dimensional 2060
  Target Date
  Retirement Income
  Fund..............     3.07%          111           5         --           143              --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

J. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                      APPROXIMATE
                                                                       PERCENTAGE
                                                         NUMBER OF   OF OUTSTANDING
                                                        SHAREHOLDERS     SHARES
                                                        ------------ --------------
Dimensional 2020 Target Date Retirement Income Fund....      7             78%
Dimensional 2025 Target Date Retirement Income Fund....      7             75%
Dimensional 2030 Target Date Retirement Income Fund....      8             82%
Dimensional 2035 Target Date Retirement Income Fund....      6             69%
Dimensional 2040 Target Date Retirement Income Fund....      7             78%
Dimensional 2045 Target Date Retirement Income Fund....      7             74%
Dimensional 2050 Target Date Retirement Income Fund....      6             76%
Dimensional 2055 Target Date Retirement Income Fund....      7             80%
Dimensional 2060 Target Date Retirement Income Fund....      3             66%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment management agreements (the "Management Agreements") for each portfolio (collectively, the "Funds").

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's global investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board also considered the proposed reduction of the management fee for each Fund. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
CONTINUED

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [Logo]                                                        DFA043019-053S
                                                                     00230826

                                                                           LOGO

Semi-Annual Report

SIX MONTHS ENDED: APRIL 30, 2019 (UNAUDITED)

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

LOGO

June 2019

Dear Fellow Shareholder,

Delivering a great investment experience for our clients informs everything we do at Dimensional, from the way we design and manage strategies to how we communicate and set expectations.

Our investment philosophy keeps us focused on the things we can control. And our expert implementation--the way we apply academic insights to real portfolios--helps us pursue better investor outcomes. We work hard to make clients aware of what to expect from markets--and what to expect from Dimensional. We are committed to being open and transparent about what we seek to deliver, and to following through with robust investment strategies that can help achieve our clients' financial goals.

On behalf of everyone at Dimensional, thank you for entrusting us with your investments. We understand that the assets we manage play an important role in your future. We are honored by the opportunity to serve you. And we are committed to delivering a great investment experience.

Sincerely,

/s/ David P. Butler                     /s/ Gerard K. O'Reilly
DAVID P. BUTLER                         GERARD K. O'REILLY
Co-Chief Executive Officer              Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES................................    1
   Disclosure of Fund Expenses............................................    2
   Disclosure of Portfolio Holdings.......................................    4
   Schedules of Investments
       Dimensional 2005 Target Date Retirement Income Fund................    5
       Dimensional 2010 Target Date Retirement Income Fund................    6
       Dimensional 2015 Target Date Retirement Income Fund................    7
   Statements of Assets and Liabilities...................................    8
   Statements of Operations...............................................    9
   Statements of Changes in Net Assets....................................   10
   Financial Highlights...................................................   11
   Notes to Financial Statements..........................................   13
   Section 19(a) Notice...................................................   23
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...............................   24
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS........................   25

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Footnotes
   +                  See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)                Computed using average shares
                      outstanding.

   (B)                Non-Annualized

   (C)                Represents the combined ratios for
                      the respective portfolio and its
                      respective pro-rata share of its
                      Underlying Funds.

   (D)                Annualized

   (E)                Because of commencement of operations
                      and related preliminary transaction
                      costs, these ratios are not
                      necessarily indicative of future
                      ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --                 Amounts designated as -- are either
                      zero or rounded to zero.

   SEC                Securities and Exchange Commission

   (a)                Commencement of Operations

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                SIX MONTHS ENDED APRIL 30, 2019

EXPENSE TABLES

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME
FUND (2)
----------------------------------------------
Actual Fund Return................................ $1,000.00 $1,051.20    0.20%     $1.02
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.80    0.20%     $1.00

                                                        BEGINNING  ENDING               EXPENSES
                                                         ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                          VALUE    VALUE     EXPENSE     DURING
                                                        11/01/18  04/30/19  RATIO (1)  PERIOD (1)
                                                        --------- --------- ---------- ----------
DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $1,063.00    0.20%     $1.02
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.80    0.20%     $1.00
DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return..................................... $1,000.00 $1,066.60    0.19%     $0.97
Hypothetical 5% Annual Return.......................... $1,000.00 $1,023.85    0.19%     $0.95

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period
     (181), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on April 1, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUNDS OF FUNDS

                                                             AFFILIATED INVESTMENT COMPANIES
                                                             -------------------------------
Dimensional 2005 Target Date Retirement Income Fund.........              100.0%
Dimensional 2010 Target Date Retirement Income Fund.........              100.0%
Dimensional 2015 Target Date Retirement Income Fund.........              100.0%

              DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES    VALUE+
                                                                   ------- ----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc................................. 338,094 $3,986,129
Investment in DFA One-Year Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc................................. 161,125  1,659,587
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc............................................  20,751    471,874
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc............................................  19,385    471,248
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc............................................  11,554    262,264
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.................................   6,338    134,117
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.................................   9,879    131,197
                                                                           ----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $6,749,200)...............................................         $7,116,416
                                                                           ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                 -------------------------------------
                                                  LEVEL 1      LEVEL 2 LEVEL 3   TOTAL
                                                 ----------    ------- ------- ----------
Affiliated Investment Companies................. $7,116,416        --      --  $7,116,416
                                                 ----------    ------  ------  ----------
TOTAL........................................... $7,116,416        --      --  $7,116,416
                                                 ==========    ======  ======  ==========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    SHARES     VALUE+
                                                                   --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc................................. 1,187,461 $14,000,160
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc............................................    62,861   1,528,148
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc............................................    67,152   1,527,047
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc............................................    37,429     849,639
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.................................    20,648     436,918
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.................................    31,880     423,361
Investment in DFA LTIP Portfolio of DFA Investment Dimensions
  Group Inc.......................................................    34,840     321,226
                                                                             -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES..............
  (Cost $17,747,390)                                                         $19,086,499
                                                                             -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund,
  2.370% (Cost $4,591)............................................     4,591       4,591
                                                                             -----------
TOTAL INVESTMENTS -- (100.0%).....................................
  (Cost $17,751,981)                                                         $19,091,090
                                                                             ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                 ---------------------------------------
                                                   LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                 -----------  ------- ------- -----------
Affiliated Investment Companies................. $19,086,499      --      --  $19,086,499
Temporary Cash Investments......................       4,591      --      --        4,591
                                                 -----------  ------  ------  -----------
TOTAL........................................... $19,091,090      --      --  $19,091,090
                                                 ===========  ======  ======  ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    SHARES     VALUE+
                                                                   --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc................................. 2,657,488 $31,331,778
Investment in DFA LTIP Portfolio of DFA Investment Dimensions
  Group Inc.......................................................   622,714   5,741,421
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc............................................   162,187   3,942,768
Investment in U.S. Large Company Portfolio of Dimensional
  Investment Group Inc............................................   173,322   3,941,343
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc............................................    96,944   2,200,627
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.................................    53,382   1,129,567
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.................................    82,570   1,096,532
                                                                             -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES..............
  (Cost $45,877,824)                                                         $49,384,036
                                                                             -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund,
  2.370% (Cost $5,296)............................................     5,296       5,296
                                                                             -----------
TOTAL INVESTMENTS -- (100.0%).....................................
  (Cost $45,883,120)                                                         $49,389,332
                                                                             ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                 ---------------------------------------
                                                   LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                 -----------  ------- ------- -----------
Affiliated Investment Companies................. $49,384,036      --    --    $49,384,036
Temporary Cash Investments......................       5,296      --    --          5,296
                                                 -----------  ------    --    -----------
TOTAL........................................... $49,389,332      --    --    $49,389,332
                                                 ===========  ======    ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2019

                                  (UNAUDITED)

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DIMENSIONAL    DIMENSIONAL    DIMENSIONAL
                                                                   2005 TARGET    2010 TARGET    2015 TARGET
                                                                       DATE           DATE           DATE
                                                                    RETIREMENT     RETIREMENT     RETIREMENT
                                                                  INCOME FUND/+/ INCOME FUND/+/ INCOME FUND/+/
                                                                  -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value..........  $      7,116   $     19,086   $     49,384
Temporary Cash Investments at Value & Cost.......................            --              5              5
Receivables:
   Affiliated Investment Companies Sold..........................            12             --             --
   Fund Shares Sold..............................................             2              6              6
   Due from Advisor..............................................             5              4              4
Prepaid Expenses and Other Assets................................             8             10             12
                                                                   ------------   ------------   ------------
       Total Assets..............................................         7,143         19,111         49,411
                                                                   ------------   ------------   ------------
LIABILITIES:
Payables:
   Due to Custodian..............................................            12             --             --
   Fund Shares Redeemed..........................................            --             --             16
Accrued Expenses and Other Liabilities...........................             9             10             12
                                                                   ------------   ------------   ------------
       Total Liabilities.........................................            21             10             28
                                                                   ------------   ------------   ------------
NET ASSETS.......................................................  $      7,122   $     19,101   $     49,383
                                                                   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $7,122;
  $19,101 and $49,383 and shares outstanding of 664,050,
  1,751,544 and 4,499,643, respectively..........................  $      10.72   $      10.91   $      10.97
                                                                   ============   ============   ============
NUMBER OF SHARES AUTHORIZED......................................   800,000,000    800,000,000    800,000,000
                                                                   ============   ============   ============
Investments in Affiliated Investment Companies at Cost...........  $      6,749   $     17,747   $     45,878
                                                                   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................  $      6,785   $     17,840   $     46,654
Total Distributable Earnings (Loss)..............................           337          1,261          2,729
                                                                   ------------   ------------   ------------
NET ASSETS.......................................................  $      7,122   $     19,101   $     49,383
                                                                   ============   ============   ============

--------
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2019

                                  (UNAUDITED)

                            (AMOUNTS IN THOUSANDS)

                                                                  DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                                  2005 TARGET 2010 TARGET 2015 TARGET
                                                                     DATE        DATE        DATE
                                                                  RETIREMENT  RETIREMENT  RETIREMENT
                                                                    INCOME      INCOME      INCOME
                                                                     FUND        FUND        FUND
                                                                  ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment
  Companies......................................................    $ 39       $   97      $  240
                                                                     ----       ------      ------
       Total Investment Income...................................      39           97         240
                                                                     ----       ------      ------
EXPENSES
   Investment Management Fees....................................       1            2           4
   Accounting & Transfer Agent Fees..............................       9            9          10
   Custodian Fees................................................      --           --           1
   Filing Fees...................................................       9           13          14
   Shareholders' Reports.........................................       3            5           3
   Audit Fees....................................................      --           --           1
   Other.........................................................       1            1           5
                                                                     ----       ------      ------
       Total Expenses............................................      23           30          38
                                                                     ----       ------      ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)...................     (21)         (25)        (24)
                                                                     ----       ------      ------
   Net Expenses..................................................       2            5          14
                                                                     ----       ------      ------
   NET INVESTMENT INCOME (LOSS)..................................      37           92         226
                                                                     ----       ------      ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies........................................       5           19          69
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............     (17)         (12)       (413)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................     279        1,027       3,026
                                                                     ----       ------      ------
   NET REALIZED AND UNREALIZED GAIN (LOSS).......................     267        1,034       2,682
                                                                     ----       ------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..    $304       $1,126      $2,908
                                                                     ====       ======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                    DIMENSIONAL          DIMENSIONAL           DIMENSIONAL
                                                    2005 TARGET          2010 TARGET           2015 TARGET
                                                        DATE                 DATE                 DATE
                                                     RETIREMENT           RETIREMENT           RETIREMENT
                                                    INCOME FUND          INCOME FUND           INCOME FUND
                                                -------------------  -------------------  --------------------
                                                SIX MONTHS   YEAR    SIX MONTHS   YEAR    SIX MONTHS    YEAR
                                                   ENDED     ENDED      ENDED     ENDED      ENDED      ENDED
                                                  APR 30,   OCT 31,    APR 30,   OCT 31,    APR 30,    OCT 31,
                                                   2019      2018       2019      2018       2019       2018
                                                ----------- -------  ----------- -------  ----------- --------
                                                (UNAUDITED)          (UNAUDITED)          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................   $   37    $   132    $    92   $   454   $    226   $  1,205
   Capital Gain Distributions Received
     from Affiliated Investment
     Companies.................................        5          2         19         9         69         20
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies
         Shares Sold...........................      (17)       (18)       (12)      (74)      (413)      (286)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Affiliated Investment Companies
         Shares................................      279       (152)     1,027      (612)     3,026     (1,884)
                                                  ------    -------    -------   -------   --------   --------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................      304        (36)     1,126      (223)     2,908       (945)
                                                  ------    -------    -------   -------   --------   --------
Distributions:
       Institutional Class Shares..............      (39)      (145)       (99)     (492)      (229)    (1,314)
                                                  ------    -------    -------   -------   --------   --------
          Total Distributions..................      (39)      (145)       (99)     (492)      (229)    (1,314)
                                                  ------    -------    -------   -------   --------   --------
Capital Share Transactions (1):
   Shares Issued...............................    1,923      2,739      4,404     6,186     10,188     33,746
   Shares Issued in Lieu of Cash
     Distributions.............................       40        141         99       492        229      1,314
   Shares Redeemed.............................     (610)    (1,548)    (1,445)   (5,729)   (12,231)   (17,054)
                                                  ------    -------    -------   -------   --------   --------
          Net Increase (Decrease) from
            Capital Share Transactions.........    1,353      1,332      3,058       949     (1,814)    18,006
                                                  ------    -------    -------   -------   --------   --------
          Total Increase (Decrease) in
            Net Assets.........................    1,618      1,151      4,085       234        865     15,747
NET ASSETS
   Beginning of Period.........................    5,504      4,353     15,016    14,782     48,518     32,771
                                                  ------    -------    -------   -------   --------   --------
   End of Period...............................   $7,122    $ 5,504    $19,101   $15,016   $ 49,383   $ 48,518
                                                  ======    =======    =======   =======   ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................      183        259        425       580        955      3,134
   Shares Issued in Lieu of Cash
     Distributions.............................        4         13         10        46         22        122
   Shares Redeemed.............................      (59)      (147)      (138)     (546)    (1,170)    (1,589)
                                                  ------    -------    -------   -------   --------   --------
       Net Increase (Decrease) from
         Shares Issued and Redeemed............      128        125        297        80       (193)     1,667
                                                  ======    =======    =======   =======   ========   ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND
                                                             ------------------------------------------
                                                                                                   PERIOD
                                                             SIX MONTHS      YEAR       YEAR       NOV 2,
                                                                ENDED        ENDED      ENDED    2015(A) TO
                                                               APR 30,      OCT 31,    OCT 31,    OCT 31,
                                                                2019         2018       2017        2016
                                                             -----------    -------    -------  ----------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................   $10.27       $10.61     $10.32     $10.00
                                                               ------       ------     ------     ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.06         0.26       0.19       0.15
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................
                                                                 0.46        (0.31)      0.33       0.29
                                                               ------       ------     ------     ------
       Total from Investment Operations.....................     0.52        (0.05)      0.52       0.44
                                                               ------       ------     ------     ------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.06)       (0.26)     (0.19)     (0.12)
   Net Realized Gains.......................................    (0.01)       (0.03)     (0.04)        --
                                                               ------       ------     ------     ------
       Total Distributions..................................    (0.07)       (0.29)     (0.23)     (0.12)
                                                               ------       ------     ------     ------
Net Asset Value, End of Period..............................   $10.72       $10.27     $10.61     $10.32
                                                               ======       ======     ======     ======
Total Return................................................     5.12%(B)    (0.45%)     5.13%      4.38%(B)
                                                               ------       ------     ------     ------
Net Assets, End of Period (thousands).......................   $7,122       $5,504     $4,353     $2,898
Ratio of Expenses to Average Net Assets *(C)................     0.20%(D)     0.19%      0.19%      0.21%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)...........................     0.92%(D)     0.67%      0.87%      2.04%(D)(E)
Ratio of Net Investment Income to Average Net Assets........     1.25%(D)     2.49%      1.79%      1.45%(D)(E)
                                                               ------       ------     ------     ------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................     0.14%(D)     0.13%      0.13%      0.15%
                                                               ------       ------     ------     ------

                                                             DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND
                                                             -----------------------------------------
                                                                                                    PERIOD
                                                             SIX MONTHS         YEAR     YEAR       NOV 2,
                                                                ENDED           ENDED    ENDED    2015(A) TO
                                                               APR 30,         OCT 31,  OCT 31,    OCT 31,
                                                                2019            2018     2017        2016
                                                             -----------      -------   -------  ----------
                                                             (UNAUDITED)
Net Asset Value, Beginning of Period........................   $ 10.32        $ 10.76   $ 10.44    $10.00
                                                               -------        -------   -------    ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................      0.06           0.30      0.20      0.15
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................
                                                                  0.59          (0.41)     0.35      0.42
                                                               -------        -------   -------    ------
       Total from Investment Operations.....................      0.65          (0.11)     0.55      0.57
                                                               -------        -------   -------    ------
Less Distributions:
-------------------
   Net Investment Income....................................     (0.06)         (0.30)    (0.21)    (0.13)
   Net Realized Gains.......................................        --          (0.03)    (0.02)       --
                                                               -------        -------   -------    ------
       Total Distributions..................................     (0.06)         (0.33)    (0.23)    (0.13)
                                                               -------        -------   -------    ------
Net Asset Value, End of Period..............................   $ 10.91        $ 10.32   $ 10.76    $10.44
                                                               =======        =======   =======    ======
Total Return................................................      6.30%(B)      (1.10%)    5.31%     5.70%(B)
                                                               -------        -------   -------    ------
Net Assets, End of Period (thousands).......................   $19,101        $15,016   $14,782    $8,982
Ratio of Expenses to Average Net Assets *(C)................      0.20%(D)       0.20%     0.20%     0.21%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)...........................      0.49%(D)       0.38%     0.45%     0.89%(D)(E)
Ratio of Net Investment Income to Average Net Assets........      1.06%(D)       2.77%     1.93%     1.49%(D)(E)
                                                               -------        -------   -------    ------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................      0.14%(D)       0.14%     0.14%     0.15%
                                                               -------        -------   -------    ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND
                                             -----------------------------------------
                                                                                     PERIOD
                                             SIX MONTHS         YEAR     YEAR        NOV 2,
                                                ENDED           ENDED    ENDED     2015(A) TO
                                               APR 30,         OCT 31,  OCT 31,     OCT 31,
                                                2019            2018     2017         2016
                                             -----------      -------   -------  ----------
                                             (UNAUDITED)
Net Asset Value, Beginning of Period........   $ 10.34        $ 10.83   $ 10.54   $ 10.00
                                               -------        -------   -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............      0.05           0.31      0.21      0.16
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............      0.63          (0.45)     0.32      0.51
                                               -------        -------   -------   -------
       Total from Investment Operations.....      0.68          (0.14)     0.53      0.67
                                               -------        -------   -------   -------
Less Distributions:
-------------------
   Net Investment Income....................     (0.05)         (0.31)    (0.22)    (0.13)
   Net Realized Gains.......................       (--)         (0.04)    (0.02)       --
                                               -------        -------   -------   -------
       Total Distributions..................     (0.05)         (0.35)    (0.24)    (0.13)
                                               -------        -------   -------   -------
Net Asset Value, End of Period..............   $ 10.97        $ 10.34   $ 10.83   $ 10.54
                                               =======        =======   =======   =======
Total Return................................      6.66%(B)      (1.42%)    5.08%     6.67%(B)
                                               -------        -------   -------   -------
Net Assets, End of Period (thousands).......   $49,383        $48,518   $32,771   $24,434
Ratio of Expenses to Average Net Assets
  *(C)......................................      0.19%(D)       0.19%     0.20%     0.21%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(C)                 0.30%(D)       0.27%     0.29%     0.47%(D)(E)
Ratio of Net Investment Income to
  Average Net Assets........................      1.00%(D)       2.83%     2.00%     1.57%(D)(E)
                                               -------        -------   -------   -------
* The Ratio of Expenses to Average Net
  Assets is inclusive of acquired fund
  fees and expenses incurred by the
  Portfolio indirectly as a result of
  Portfolio's investment in Underlying
  Funds as follows:.........................      0.13%(D)       0.13%     0.14%     0.15%
                                               -------        -------   -------   -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, three of which, the Dimensional 2005 Target Date Retirement Income Fund, the Dimensional 2010 Target Date Retirement Income Fund and the Dimensional 2015 Target Date Retirement Income Fund (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by investing substantially all of their assets in other series of IDG and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). As of April 30, 2019, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                             PERCENTAGE
                                                                                              OWNERSHIP
FUNDS OF FUNDS                                            UNDERLYING FUNDS                   AT 04/30/19
--------------                                            ----------------                   -----------
Dimensional 2005 Target Date Retirement                                                          --
Income Fund                              U.S. Large Company Portfolio (DIG)
                                         U.S. Core Equity 1 Portfolio (IDG)                      --
                                         Large Cap International Portfolio (IDG)                 --
                                         International Core Equity Portfolio (IDG)               --
                                         DFA Inflation-Protected Securities Portfolio (IDG)      --
                                         DFA One-Year Fixed Income Portfolio (IDG)               --
                                         Emerging Markets Core Equity Portfolio (IDG)            --

Dimensional 2010 Target Date Retirement                                                          --
Income Fund                              U.S. Large Company Portfolio (DIG)
                                         U.S. Core Equity 1 Portfolio (IDG)                      --
                                         Large Cap International Portfolio (IDG)                 --
                                         International Core Equity Portfolio (IDG)               --
                                         DFA Inflation-Protected Securities Portfolio (IDG)      --
                                         DFA LTIP Portfolio (IDG)                                --
                                         Emerging Markets Core Equity Portfolio (IDG)            --

Dimensional 2015 Target Date Retirement                                                          --
Income Fund                              U.S. Large Company Portfolio (DIG)
                                         U.S. Core Equity 1 Portfolio (IDG)                      --
                                         Large Cap International Portfolio (IDG)                 --
                                         International Core Equity Portfolio (IDG)               --
                                         Emerging Markets Core Equity Portfolio (IDG)            --
                                         DFA LTIP Portfolio (IDG)                                3%
                                         DFA Inflation-Protected Securities Portfolio (IDG)      1%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Underlying Fund shares held by the Portfolios are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies. These valuations are classified as Level 1 in the hierarchy.

   A Summary of the inputs used to value each Portfolio's investments by each major security type, industry, and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of April 30, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions.

Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Portfolio. For the six months ended April 30, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Dimensional 2005 Target Date Retirement Income Fund*....................... 0.02%
Dimensional 2010 Target Date Retirement Income Fund*....................... 0.02%
Dimensional 2015 Target Date Retirement Income Fund*....................... 0.02%

* Effective February 28, 2019, the management fee payable by each Portfolio was reduced from 0.03% to 0.00%.

   Effective February 28, 2019, pursuant to an Expense Assumption Agreement (the "Expense Assumption Agreement") for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the six months ended April 30, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of April 30, 2019, are reflected below (amounts in thousands). Prior to February 28, 2019, pursuant to a Fee Waiver and Expense Assumption Agreement for each Portfolio, the Advisor had contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Expense Assumption Agreement, prior year waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year expenses were waived and/or assumed, and less than the current expense cap in place for a Portfolio.

                                                                                         NET WAIVED FEES/
                                                                                         EXPENSES ASSUMED     PREVIOUSLY
                                                                            RECOVERY        (RECOVERED       WAIVED FEES/
                                                              EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                             LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                     AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                                   ---------- ---------------- ----------------- -----------------
Dimensional 2005 Target Date Retirement Income Fund.........    0.06%          --               $21               $78

                                                                                         NET WAIVED FEES/
                                                                                         EXPENSES ASSUMED     PREVIOUSLY
                                                                            RECOVERY        (RECOVERED       WAIVED FEES/
                                                              EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                             LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                     AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                                   ---------- ---------------- ----------------- -----------------
Dimensional 2010 Target Date Retirement Income Fund.........    0.06%          --               $25               $98
Dimensional 2015 Target Date Retirement Income Fund.........    0.06%          --                24                94

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2019, the total related amount paid by the Fund to the CCO was $169 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of April 30, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

        Dimensional 2005 Target Date Retirement Income Fund......... --
        Dimensional 2010 Target Date Retirement Income Fund......... --
        Dimensional 2015 Target Date Retirement Income Fund......... --

E. PURCHASES AND SALES OF SECURITIES:

   For the six months ended April 30, 2019, the Portfolios' transactions related to Affiliated Investment Companies, excluding in-kind redemptions, were as follows (amounts in thousands):

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding.

                                                                      CHANGE IN               SHARES
                      BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT   AS OF
                      OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,  APRIL 30, DIVIDEND CAPITAL GAIN
                         2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019      2019     INCOME  DISTRIBUTIONS
                      ----------- --------- ---------- ------------ ------------- ---------- --------- -------- -------------
DIMENSIONAL 2005
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA
  Inflation-Protected
  Securities
  Portfolio             $ 2,999    $1,127     $  298       $ (6)       $  164      $ 3,986       338     $13          --
DFA One-Year Fixed
  Income Portfolio        1,378       415        142         --             9        1,660       161      15          --
U.S. Large Company
  Portfolio                 360       114         36         (2)           36          472        21       4         $ 2
U.S. Core Equity 1
  Portfolio                 359       122         40         (3)           33          471        19       3           3
Large Cap
  International
  Portfolio                 204        61         18         (2)           17          262        12       2          --
Emerging Markets
  Core Equity
  Portfolio                  98        29          5         (1)           13          134         6       1          --
International Core
  Equity Portfolio          101        30          6         (1)            7          131        10       1          --
                        -------    ------     ------       ----        ------      -------     -----     ---         ---
TOTAL                   $ 5,499    $1,898     $  545       $(15)       $  279      $ 7,116       567     $39         $ 5
                        =======    ======     ======       ====        ======      =======     =====     ===         ===
DIMENSIONAL 2010
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA
  Inflation-Protected
  Securities
  Portfolio             $11,265    $2,884     $  778       $(22)       $  651      $14,000     1,187     $54          --
U.S. Core Equity 1
  Portfolio               1,171       420        175          8           104        1,528        63      13         $ 9
U.S. Large Company
  Portfolio               1,168       403        168          8           116        1,527        67      13           9
Large Cap
  International
  Portfolio                 656       220         85         (3)           62          850        37       9          --
Emerging Markets
  Core Equity
  Portfolio                 315       119         40         (2)           45          437        21       3          --
International Core
  Equity Portfolio          327       113         41         (3)           27          423        32       4          --
DFA LTIP Portfolio          191       154         48          2            22          321        35       1           1
                        -------    ------     ------       ----        ------      -------     -----     ---         ---
TOTAL                   $15,093    $4,313     $1,335       $(12)       $1,027      $19,086     1,442     $97         $19
                        =======    ======     ======       ====        ======      =======     =====     ===         ===

                                                                      CHANGE IN               SHARES
                      BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT   AS OF
                      OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ APRIL 30,  APRIL 30, DIVIDEND CAPITAL GAIN
                         2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019      2019     INCOME  DISTRIBUTIONS
                      ----------- --------- ---------- ------------ ------------- ---------- --------- -------- -------------
DIMENSIONAL 2015
  TARGET DATE
  RETIREMENT INCOME
  FUND
DFA
  Inflation-Protected
  Securities
  Portfolio             $30,879    $5,557    $ 6,450      $(189)       $1,535      $31,332     2,657     $112         --
DFA LTIP Portfolio        5,730     1,314      1,781        (78)          556        5,741       623       24        $25
U.S. Core Equity 1
  Portfolio               3,781       847        915        (27)          257        3,943       162       31         22
U.S. Large Company
  Portfolio               3,785       827        947         (7)          283        3,941       173       33         22
Large Cap
  International
  Portfolio               2,119       457        500        (51)          176        2,201        97       21         --
Emerging Markets
  Core Equity
  Portfolio               1,012       231        225        (28)          140        1,130        53        8         --
International Core
  Equity Portfolio        1,061       232        242        (33)           79        1,097        83       11         --
                        -------    ------    -------      -----        ------      -------     -----     ----        ---
TOTAL                   $48,367    $9,465    $11,060      $(413)       $3,026      $49,385     3,848     $240        $69
                        =======    ======    =======      =====        ======      =======     =====     ====        ===

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2018, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2017, were as follows (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- -----
Dimensional 2005 Target Date Retirement Income Fund
2017................................................      $ 73            --          --     $ 73
2018................................................       133           $12          --      145
Dimensional 2010 Target Date Retirement Income Fund
2017................................................       235             1          --      236
2018................................................       466            26          --      492

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- ------
Dimensional 2015 Target Date Retirement Income Fund
2017................................................     $  624           --          --     $  624
2018................................................      1,235          $79          --      1,314

   As of October 31, 2018, the Portfolios did not have any net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   As of October 31, 2018, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             NET INVESTMENT
                                                               INCOME AND
                                                               SHORT-TERM     LONG-TERM
                                                             CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                             -------------- ------------- -----
Dimensional 2005 Target Date Retirement Income Fund.........        --            --        --
Dimensional 2010 Target Date Retirement Income Fund.........        --            --        --
Dimensional 2015 Target Date Retirement Income Fund.........      $(18)         $(11)     $(29)

                                                UNDISTRIBUTED                                               TOTAL NET
                                                NET INVESTMENT                                            DISTRIBUTABLE
                                                  INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                  SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                -------------- ------------- ------------- -------------- -------------
Dimensional 2005 Target Date Retirement Income
  Fund.........................................      $ 5            $ 3            --           $ 65          $ 73
Dimensional 2010 Target Date Retirement Income
  Fund.........................................        7             --          $(36)           265           236
Dimensional 2015 Target Date Retirement Income
  Fund.........................................       --              3            --             46            49

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   As of April 30, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                       NET
                                                                                                    UNREALIZED
                                                             FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                             TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             -------- ------------ -------------- --------------
Dimensional 2005 Target Date Retirement Income Fund.........  $6,773      $367           --            $367

                                                                                                       NET
                                                                                                    UNREALIZED
                                                             FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                             TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             -------- ------------ -------------- --------------
Dimensional 2010 Target Date Retirement Income Fund......... $17,798     $1,339          --           $1,339
Dimensional 2015 Target Date Retirement Income Fund.........  46,317      3,506          --            3,506

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the six months ended April 30, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                         ------------- ------------ ------------ -------- --------------- ----------------
Dimensional 2010 Target Date Retirement
  Income Fund...........................     3.01%         $26           34         --         $182              --

                                           WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                            AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                         INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 04/30/2019
                                         ------------- ------------ ------------ -------- --------------- ----------------
Dimensional 2015 Target Date Retirement
  Income Fund...........................     3.10%         $235          38         $1         $484              --

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the six months ended April 30, 2019.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of certain of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019. Management does not believe that adoption of the remaining disclosure requirements within ASU 2018-13 will materially impact the Portfolios' financial statements.

   In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Portfolios' adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the Portfolios' net assets or results of operations.

J. OTHER:

   As of April 30, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                      APPROXIMATE
                                                                       PERCENTAGE
                                                         NUMBER OF   OF OUTSTANDING
                                                        SHAREHOLDERS     SHARES
                                                        ------------ --------------
Dimensional 2005 Target Date Retirement Income Fund....      7             81%
Dimensional 2010 Target Date Retirement Income Fund....      5             77%
Dimensional 2015 Target Date Retirement Income Fund....      6             72%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                     ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                                     -------------------------------------------
                                                      NET INCOME FOR      ACCUMULATED
                                                      THE CURRENT OR     UNDISTRIBUTED
                                                         PRECEDING        NET PROFITS    PAID-IN
                                                       FISCAL YEAR,      FROM THE SALE   SURPLUS
                                                      AND ACCUMULATED    OF SECURITIES   OR OTHER
                                                     UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                            INCOME          PROPERTIES      SOURCE
--------------                                       -----------------   -------------   --------
Dimensional 2015 Target Date Retirement Income Fund
  December 18, 2018.................................        100%               0%           0%*

* Amount is less than 1%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

              BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

   At the Board meeting held on December 18-19, 2018 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment management agreements (the "Management Agreements") for each portfolio (collectively, the "Funds").

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Management Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Access Data Inc. (the "Access Data Reports"), and issues related to the continuation of the Management Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Access Data Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Management Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the management fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's global investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment advisory services provided by the Advisor, including administrative services. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Access Data Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Access Data Reports. The Board also considered the proposed reduction of the management fee for each Fund. The Board concluded that the effective management fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the management fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

CONTINUED

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

LOGO                                                             DFA043019-054S
                                                                       00230828

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6. INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

 NAME OF ENTITY FOR WHICH SCHEDULE OF   RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                REGISTRANT
 ------------------------------------   -------------------------------------
 Enhanced U.S. Large Company Portfolio  Series of Registrant

 U.S. Large Cap Equity Portfolio        Series of Registrant

 U.S. Targeted Value Portfolio          Series of Registrant

 U.S. Small Cap Value Portfolio         Series of Registrant

 U.S. Core Equity 1 Portfolio           Series of Registrant

 U.S. Core Equity 2 Portfolio           Series of Registrant

 U.S. Vector Equity Portfolio           Series of Registrant

 U.S. Small Cap Portfolio               Series of Registrant

 U.S. Micro Cap Portfolio               Series of Registrant

 DFA Real Estate Securities Portfolio   Series of Registrant

 Large Cap International Portfolio      Series of Registrant

 International Core Equity Portfolio    Series of Registrant

 DFA International Real Estate
 Securities Portfolio                   Series of Registrant

 DFA Global Real Estate Securities
 Portfolio                              Series of Registrant

 DFA International Small Cap Value
 Portfolio                              Series of Registrant

 International Vector Equity Portfolio  Series of Registrant

 World ex U.S. Targeted Value Portfolio Series of Registrant

 World ex U.S. Core Equity Portfolio    Series of Registrant

 Emerging Markets Core Equity Portfolio Series of Registrant

 NAME OF ENTITY FOR WHICH SCHEDULE OF   RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                REGISTRANT
 ------------------------------------   -------------------------------------
 U.S. High Relative Profitability
 Portfolio                              Series of the Registrant

 International High Relative
 Profitability Portfolio                Series of the Registrant

 Emerging Markets Targeted Value
 Portfolio                              Series of the Registrant

                                        Master fund for U.S. Large Cap Value
 The U.S. Large Cap Value Series        Portfolio

                                        Master fund for Japanese Small
 The Japanese Small Company Series      Company Portfolio

                                        Master fund for Asia Pacific Small
 The Asia Pacific Small Company Series  Company Portfolio

 The United Kingdom Small Company       Master fund for United Kingdom Small
 Series                                 Company Portfolio

                                        Master fund for Continental Small
 The Continental Small Company Series   Company Portfolio

                                        Master fund for Emerging Markets
 The Emerging Markets Series            Portfolio

                                        Master fund for Emerging Markets
 The Emerging Markets Small Cap Series  Small Cap Portfolio

 Dimensional Emerging Markets Value     Master fund for Emerging Markets
 Fund                                   Value Portfolio

 U.S. Social Core Equity 2 Portfolio    Series of Registrant

 U.S. Sustainability Core 1 Portfolio   Series of Registrant

 International Sustainability Core 1
 Portfolio                              Series of Registrant

 International Social Core Equity
 Portfolio                              Series of Registrant

 Emerging Markets Social Core Equity
 Portfolio                              Series of Registrant

 Emerging Markets Sustainability Core
 1 Portfolio                            Series of Registrant

 Tax-Managed U.S. Equity Portfolio      Series of Registrant

 Tax-Managed U.S. Targeted Value
 Portfolio                              Series of Registrant

 Tax-Managed U.S. Small Cap Portfolio   Series of Registrant

 T.A. U.S. Core Equity 2 Portfolio      Series of Registrant

 Tax-Managed DFA International Value
 Portfolio                              Series of Registrant

 NAME OF ENTITY FOR WHICH SCHEDULE OF   RELATIONSHIP TO SERIES OF THE
 INVESTMENTS IS PROVIDED                REGISTRANT
 ------------------------------------   -------------------------------------
 T.A. World ex U.S. Core Equity
 Portfolio                              Series of Registrant

 The Tax-Managed U.S. Marketwide Value  Master fund for Tax-Managed U.S.
 Series                                 Marketwide Value Portfolio

 VA U.S. Targeted Value Portfolio       Series of Registrant

 VA U.S. Large Value Portfolio          Series of Registrant

 VA International Value Portfolio       Series of Registrant

 VA International Small Portfolio       Series of Registrant

 U.S. Large Cap Growth Portfolio        Series of Registrant

 U.S. Small Cap Growth Portfolio        Series of Registrant

 International Large Cap Growth
 Portfolio                              Series of Registrant

 International Small Cap Growth
 Portfolio                              Series of Registrant

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                      FACE
                                                                     AMOUNT^   VALUE+
                                                                     ------- -----------
                                                                      (000)
BONDS -- (80.1%)
AUSTRALIA -- (6.3%)
Australia & New Zealand Banking Group, Ltd.
W   2.250%, 12/19/19............................................      1,000  $   997,345
    5.100%, 01/13/20............................................        750      762,161
Commonwealth Bank of Australia
W   2.250%, 03/10/20............................................      1,000      996,402
W   2.050%, 09/18/20............................................      1,800    1,783,837
    2.400%, 11/02/20............................................      2,096    2,087,681
National Australia Bank, Ltd.
    2.125%, 05/22/20............................................      5,586    5,554,425
    2.500%, 01/12/21............................................      3,500    3,481,541
Westpac Banking Corp.
    2.150%, 03/06/20............................................      2,204    2,194,779
    2.300%, 05/26/20............................................      3,500    3,486,790
                                                                             -----------
TOTAL AUSTRALIA.................................................              21,344,961
                                                                             -----------
BELGIUM -- (0.3%)
Dexia Credit Local SA
    0.040%, 12/11/19............................................ EUR  1,000    1,123,736
                                                                             -----------
CANADA -- (15.9%)
Bank of Montreal
    1.900%, 08/27/21............................................      4,000    3,937,662
Bank of Nova Scotia (The)
    2.350%, 10/21/20............................................      1,500    1,493,269
    2.450%, 03/22/21............................................      6,000    5,976,183
CPPIB Capital, Inc.
    1.400%, 06/04/20............................................ CAD  6,200    4,609,020
Manitoba, Province of Canada
    0.750%, 12/15/21............................................ GBP  2,500    3,218,282
Province of Alberta Canada
    1.250%, 06/01/20............................................ CAD  2,000    1,484,362
Province of British Columbia Canada
    3.700%, 12/18/20............................................ CAD  6,000    4,618,303
Province of Ontario Canada
    1.650%, 09/27/19............................................      4,000    3,985,787
Province of Quebec Canada
    4.500%, 12/01/20............................................ CAD  5,500    4,281,847
Province of Saskatchewan Canada
    3.900%, 07/28/20............................................ CAD  6,300    4,824,812
Royal Bank of Canada
    2.350%, 12/09/19............................................ CAD  1,300      972,569
    2.860%, 03/04/21............................................ CAD  5,000    3,787,863
    2.030%, 03/15/21............................................ CAD  2,130    1,589,352
Toronto-Dominion Bank (The)
    1.693%, 04/02/20............................................ CAD  3,000    2,234,112
    2.563%, 06/24/20............................................ CAD  5,000    3,754,609
    0.625%, 03/08/21............................................ EUR  2,000    2,273,605

                                                                      FACE
                                                                     AMOUNT^   VALUE+
                                                                     ------- -----------
                                                                      (000)
CANADA -- (Continued)
    3.250%, 06/11/21............................................      1,000  $ 1,012,116
                                                                             -----------
TOTAL CANADA                                                                  54,053,753
                                                                             -----------
DENMARK -- (2.7%)
Denmark Government Bond
    3.000%, 11/15/21............................................ DKK 55,000    9,021,610
                                                                             -----------
FRANCE -- (3.1%)
Caisse d'Amortissement de la Dette Sociale
    4.250%, 04/25/20............................................ EUR  1,000    1,172,615
Sanofi
    4.125%, 10/11/19............................................ EUR  1,629    1,861,930
SNCF Reseau EPIC
    5.500%, 12/01/21............................................ GBP  2,000    2,888,595
Total Capital Canada, Ltd.
    1.875%, 07/09/20............................................ EUR    200      230,096
Total Capital International SA
    2.750%, 06/19/21............................................      2,000    2,007,283
Total Capital SA
    4.450%, 06/24/20............................................      2,200    2,245,534
                                                                             -----------
TOTAL FRANCE....................................................              10,406,053
                                                                             -----------
GERMANY -- (2.1%)
Daimler Finance North America LLC
W   2.250%, 03/02/20............................................      1,500    1,493,423
EMD Finance LLC
W   2.400%, 03/19/20............................................      2,100    2,091,290
Kreditanstalt fuer Wiederaufbau
    1.375%, 01/28/20............................................ CAD  5,000    3,719,489
                                                                             -----------
TOTAL GERMANY...................................................               7,304,202
                                                                             -----------
IRELAND -- (0.2%)
Shire Acquisitions Investments Ireland DA
    2.400%, 09/23/21............................................        515      508,947
                                                                             -----------
JAPAN -- (3.2%)
MUFG Bank, Ltd.
W   2.300%, 03/05/20............................................      1,400    1,395,879
Toyota Credit Canada, Inc.
    2.250%, 05/23/19............................................ CAD  1,900    1,418,639
    1.800%, 02/19/20............................................ CAD  6,500    4,842,614
    2.200%, 02/25/21............................................ CAD  4,500    3,363,160
                                                                             -----------
TOTAL JAPAN.....................................................              11,020,292
                                                                             -----------

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                      FACE
                                                                     AMOUNT^   VALUE+
                                                                     ------- -----------
                                                                      (000)
LUXEMBOURG -- (1.0%)
Nestle Finance International, Ltd.
    0.750%, 11/08/21............................................ EUR  2,827  $ 3,244,596
                                                                             -----------
NETHERLANDS -- (4.0%)
BNG Bank NV
    5.375%, 06/07/21............................................ GBP    600      851,339
Cooperatieve Rabobank UA
    2.250%, 12/02/19............................................      1,655    1,650,704
    4.750%, 01/15/20............................................        700      710,008
Shell International Finance BV
    4.375%, 03/25/20............................................      1,547    1,570,798
    2.250%, 11/10/20............................................      2,685    2,676,311
    1.625%, 03/24/21............................................ EUR  4,879    5,661,740
Toyota Motor Finance Netherlands BV
    0.250%, 01/10/22............................................ EUR    500      565,001
                                                                             -----------
TOTAL NETHERLANDS...............................................              13,685,901
                                                                             -----------
NEW ZEALAND -- (0.6%)
ANZ New Zealand International Ltd.
    2.600%, 09/23/19............................................      2,200    2,198,911
                                                                             -----------
NORWAY -- (1.9%)
Norway Government Bond
W   3.750%, 05/25/21............................................ NOK 35,000    4,252,601
Equinor ASA
    2.000%, 09/10/20............................................ EUR  1,200    1,384,795
    2.900%, 11/08/20............................................        941      945,504
                                                                             -----------
TOTAL NORWAY....................................................               6,582,900
                                                                             -----------
SPAIN -- (0.8%)
Telefonica Emisiones SA
    5.462%, 02/16/21............................................      2,500    2,611,429
                                                                             -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.2%)
Council Of Europe Development Bank
    1.625%, 03/10/20............................................      3,000    2,978,712
European Investment Bank
W   2.250%, 07/30/21............................................ CAD  8,000    6,029,171
Nordic Investment Bank
    1.375%, 07/15/20............................................ NOK 14,890    1,724,195
                                                                             -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS....................              10,732,078
                                                                             -----------
SWEDEN -- (1.6%)
Kommuninvest I Sverige AB
    1.000%, 09/15/21............................................ SEK 42,000    4,525,155
Svenska Handelsbanken AB
    2.400%, 10/01/20............................................      1,000      995,353
                                                                             -----------
TOTAL SWEDEN....................................................               5,520,508
                                                                             -----------

                                                                    FACE
                                                                   AMOUNT^   VALUE+
                                                                   ------- ----------
                                                                    (000)
SWITZERLAND -- (0.7%)
UBS Group Funding Switzerland AG
W   2.950%, 09/24/20............................................    2,500  $2,503,897
                                                                           ----------
UNITED KINGDOM -- (1.8%)
AstraZeneca P.L.C.
    1.950%, 09/18/19............................................      700     697,090
Barclays P.L.C.
    2.750%, 11/08/19............................................    1,500   1,497,164
    2.875%, 06/08/20............................................      500     498,698
BP Capital Markets P.L.C.
    2.315%, 02/13/20............................................    2,550   2,542,119
HSBC USA, Inc.
    2.375%, 11/13/19............................................    1,000     998,170
                                                                           ----------
TOTAL UNITED KINGDOM............................................            6,233,241
                                                                           ----------
UNITED STATES -- (30.7%)
Allergan Funding SCS
    3.000%, 03/12/20............................................    1,200   1,200,432
Allergan, Inc.
    3.375%, 09/15/20............................................    1,800   1,809,667
Altria Group, Inc.
#   2.625%, 01/14/20............................................    2,000   1,996,058
American Honda Finance Corp.
#   2.150%, 03/13/20............................................    1,500   1,493,808
Amgen, Inc.
    2.200%, 05/11/20............................................    1,000     995,705
Anthem, Inc.
    2.500%, 11/21/20............................................    1,766   1,757,088
AT&T, Inc.
    2.450%, 06/30/20............................................    1,500   1,495,151
Autodesk, Inc.
    3.125%, 06/15/20............................................    1,500   1,504,495
BAE Systems Holdings, Inc.
W   6.375%, 06/01/19............................................      480     481,258
Bank of America Corp.
    2.250%, 04/21/20............................................    1,035   1,030,931
Biogen, Inc.
    2.900%, 09/15/20............................................    2,000   1,999,395
Broadcom Corp. / Broadcom Cayman Finance Ltd.
    3.000%, 01/15/22............................................    2,900   2,883,235
Capital One NA
#   2.350%, 01/31/20............................................    1,500   1,494,968
Chevron Corp.
    1.961%, 03/03/20............................................    3,600   3,580,397
Citibank NA
    2.100%, 06/12/20............................................    1,000     993,338
Citizens Bank N.A.
    2.450%, 12/04/19............................................    2,200   2,196,328
CVS Health Corp.
    2.800%, 07/20/20............................................    1,500   1,498,539
Discovery Communications LLC
    2.750%, 11/15/19............................................    2,000   1,995,316

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                      FACE
                                                                     AMOUNT^   VALUE+
                                                                     ------- ----------
                                                                      (000)
UNITED STATES -- (Continued)
Eastman Chemical Co.
    2.700%, 01/15/20............................................        622  $  621,539
Enterprise Products Operating LLC
    5.250%, 01/31/20............................................      2,000   2,032,896
Exelon Generation Co. LLC
    2.950%, 01/15/20............................................      2,000   2,000,706
Express Scripts Holding Co.
    2.250%, 06/15/19............................................      2,000   1,998,423
General Electric Co.
#   2.200%, 01/09/20............................................      1,000     992,900
General Motors Financial Co., Inc.
    2.350%, 10/04/19............................................        429     428,212
    3.150%, 01/15/20............................................      1,600   1,602,873
Gilead Sciences, Inc.
    2.350%, 02/01/20............................................      1,500   1,495,769
Goldman Sachs Group, Inc. (The)
#   6.000%, 06/15/20............................................      1,000   1,034,197
Harley-Davidson Financial Services, Inc.
W   2.150%, 02/26/20............................................      1,000     992,752
Humana, Inc.
    2.625%, 10/01/19............................................      2,981   2,977,725
JM Smucker Co. (The)
    2.500%, 03/15/20............................................      1,061   1,058,323
John Deere Capital Corp.
    2.050%, 03/10/20............................................        220     218,922
JPMorgan Chase & Co.
    2.250%, 01/23/20............................................      1,000     996,963
#   4.950%, 03/25/20............................................      2,000   2,039,999
Kraft Heinz Foods Co.
    5.375%, 02/10/20............................................      1,500   1,527,441
Lowe's Cos., Inc.
#   3.750%, 04/15/21............................................      2,500   2,545,274
LyondellBasell Industries NV
    6.000%, 11/15/21............................................      2,500   2,663,688
Manufacturers & Traders Trust Co.
    2.100%, 02/06/20............................................        400     398,135
Markel Corp.
    7.125%, 09/30/19............................................        527     535,166
    5.350%, 06/01/21............................................      2,100   2,190,758
Merck & Co., Inc.
    1.125%, 10/15/21............................................ EUR  1,700   1,961,247
Molson Coors Brewing Co.
#   2.100%, 07/15/21............................................      2,800   2,751,376
Nasdaq, Inc.
    5.550%, 01/15/20............................................      1,300   1,325,299
NBCUniversal Media LLC
#   4.375%, 04/01/21............................................      2,700   2,785,033
NetApp, Inc.
    3.375%, 06/15/21............................................      1,014   1,022,565
Newmont Goldcorp Corp.
W   3.625%, 06/09/21............................................      2,800   2,822,851

                                                                       FACE
                                                                      AMOUNT^     VALUE+
                                                                     --------- ------------
                                                                       (000)
UNITED STATES -- (Continued)
Nissan Motor Acceptance Corp.
W   2.125%, 03/03/20............................................         1,300 $  1,290,224
Nordstrom, Inc.
#   4.000%, 10/15/21............................................         2,500    2,557,366
Oracle Corp.
    2.250%, 01/10/21............................................ EUR     2,000    2,334,511
Philip Morris International, Inc.
    2.000%, 02/21/20............................................         3,000    2,983,614
PNC Bank NA
    2.600%, 07/21/20............................................         1,000      999,774
Quest Diagnostics, Inc.
    4.750%, 01/30/20............................................         1,131    1,147,031
Ryder System, Inc.
    2.450%, 09/03/19............................................         2,000    1,997,341
Southern Co. (The)
    2.750%, 06/15/20............................................         1,000      999,392
Target Corp.
    3.875%, 07/15/20............................................           463      470,392
TD Ameritrade Holding Corp.
    5.600%, 12/01/19............................................         1,500    1,525,266
Textron, Inc.
    7.250%, 10/01/19............................................         1,500    1,527,218
Tyson Foods, Inc.
    2.650%, 08/15/19............................................         1,200    1,200,496
Verizon Communications, Inc.
    4.600%, 04/01/21............................................         1,600    1,657,830
Volkswagen Group of America Finance LLC
    2.450%, 11/20/19............................................         2,000    1,995,783
Walgreens Boots Alliance, Inc.
    3.300%, 11/18/21............................................         2,500    2,521,470
Walmart, Inc.
    2.850%, 06/23/20............................................         3,759    3,774,229
Zimmer Biomet Holdings, Inc.
    2.700%, 04/01/20............................................         2,000    1,996,078
                                                                               ------------
TOTAL UNITED STATES.............................................                104,405,156
                                                                               ------------
TOTAL BONDS.....................................................                272,502,171
                                                                               ------------
U.S. TREASURY OBLIGATIONS -- (17.5%)
U.S. Treasury Notes
    1.500%, 04/15/20............................................        17,200   17,056,219
    1.125%, 04/30/20............................................        23,000   22,715,195
<<  1.750%, 10/31/20............................................        20,000   19,835,156
                                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS.................................                 59,606,570
                                                                               ------------
TOTAL INVESTMENT SECURITIES.....................................                332,108,741
                                                                               ------------
COMMERCIAL PAPER -- (1.7%)
W   NRW Bank 2.561%, 06/21/19...................................     3,000,000    2,989,231

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                       FACE
                                                                      AMOUNT^     VALUE+
                                                                     --------- ------------
                                                                       (000)
W     Sanofi 2.540%, 06/28/19.....................................   2,800,000 $  2,788,629
                                                                               ------------
TOTAL COMMERCIAL PAPER............................................                5,777,860
                                                                               ------------

                                                                      SHARES
                                                                     ---------
SECURITIES LENDING COLLATERAL -- (0.7%)
@(S)  The DFA Short Term Investment Fund..........................     209,006    2,418,413
                                                                               ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $342,451,447).............................................             $340,305,014
                                                                               ============

As of April 30, 2019, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                           UNREALIZED
                                                                            FOREIGN
                                                                            EXCHANGE
                                                             SETTLEMENT   APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD       COUNTERPARTY         DATE      (DEPRECIATION)
------------------    -------------- ----------------------- ----------  --------------
USD     1,759,044     NOK 15,059,012 Citibank, N.A.          05/07/19       $ 13,266
USD     4,476,140     NOK 37,937,175 Royal Bank of Scotland  05/07/19         78,116
USD       876,104     GBP    670,313 Citibank, N.A.          05/08/19          1,735
USD     6,246,373     GBP  4,748,762 HSBC Bank               05/08/19         51,992
USD       564,137     EUR    502,568 Citibank, N.A.          05/09/19            159
USD     1,913,051     EUR  1,691,218 Citibank, N.A.          05/09/19         15,179
USD     6,163,881     EUR  5,463,344 Citibank, N.A.          05/09/19         32,960
USD    13,450,333     EUR 11,907,279 Citibank, N.A.          05/09/19         88,080
USD     4,672,896     SEK 43,237,150 Citibank, N.A.          05/14/19        116,113
USD    52,076,052     CAD 69,507,156 Royal Bank of Scotland  07/15/19         96,037
                                                                            --------
TOTAL APPRECIATION                                                          $493,637
USD     9,122,970     DKK 61,027,085 Royal Bank of Scotland  06/03/19       $(72,440)
                                                                            --------
TOTAL (DEPRECIATION)                                                        $(72,440)
                                                                            --------
TOTAL APPRECIATION
(DEPRECIATION)                                                              $421,197
                                                                            ========

As of April 30, 2019, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                                          UNREALIZED
                                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index................   2,350    06/21/19  $325,763,311 $346,448,750  $20,685,439
                                                              ------------ ------------  -----------
TOTAL FUTURES CONTRACTS.................                      $325,763,311 $346,448,750  $20,685,439
                                                              ============ ============  ===========

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1       LEVEL 2    LEVEL 3    TOTAL
                                              -----------   ------------ ------- ------------
Bonds
   Australia.................................          --   $ 21,344,961   --    $ 21,344,961
   Belgium...................................          --      1,123,736   --       1,123,736
   Canada....................................          --     54,053,753   --      54,053,753
   Denmark...................................          --      9,021,610   --       9,021,610
   France....................................          --     10,406,053   --      10,406,053
   Germany...................................          --      7,304,202   --       7,304,202
   Ireland...................................          --        508,947   --         508,947
   Japan.....................................          --     11,020,292   --      11,020,292
   Luxembourg................................          --      3,244,596   --       3,244,596
   Netherlands...............................          --     13,685,901   --      13,685,901
   New Zealand...............................          --      2,198,911   --       2,198,911
   Norway....................................          --      6,582,900   --       6,582,900
   Spain.....................................          --      2,611,429   --       2,611,429
   Supranational Organization Obligations....          --     10,732,078   --      10,732,078
   Sweden....................................          --      5,520,508   --       5,520,508
   Switzerland...............................          --      2,503,897   --       2,503,897
   United Kingdom............................          --      6,233,241   --       6,233,241
   United States.............................          --    104,405,156   --     104,405,156
U.S. Treasury Obligations....................          --     59,606,570   --      59,606,570
Commercial Paper.............................          --      5,777,860   --       5,777,860
Securities Lending Collateral................          --      2,418,413   --       2,418,413
Forward Currency Contracts**.................          --        421,197   --         421,197
Futures Contracts**.......................... $20,685,439             --   --      20,685,439
                                              -----------   ------------   --    ------------
TOTAL........................................ $20,685,439   $340,726,211   --    $361,411,650
                                              ===========   ============   ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES     VALUE+
                                                                 ------- ------------
COMMON STOCKS -- (96.7%)
COMMUNICATION SERVICES -- (9.4%)
    Activision Blizzard, Inc....................................  29,204 $  1,407,925
*   Alphabet, Inc., Class A.....................................  13,558   16,255,500
*   Alphabet, Inc., Class C.....................................  14,246   16,931,086
#   Altice USA, Inc., Class A...................................  69,059    1,627,030
#*  ANGI Homeservices, Inc., Class A............................  10,499      182,473
    AT&T, Inc................................................... 407,523   12,616,912
    Cable One, Inc..............................................     841      891,906
    CBS Corp., Class B..........................................  30,345    1,555,788
    CenturyLink, Inc............................................ 111,049    1,268,180
*   Charter Communications, Inc., Class A.......................   8,540    3,169,963
    Comcast Corp., Class A...................................... 303,463   13,209,744
#*  Discovery, Inc., Class A....................................  18,095      559,136
*   Discovery, Inc., Class C....................................  37,564    1,080,341
*   DISH Network Corp., Class A.................................  28,143      988,382
*   Electronic Arts, Inc........................................  21,420    2,027,403
*   Facebook, Inc., Class A..................................... 133,100   25,741,540
*   Fox Corp., Class A..........................................  21,846      851,776
*   Fox Corp., Class B..........................................   8,744      336,644
*   GCI Liberty, Inc., Class A..................................   5,760      343,411
*   IAC/InterActiveCorp.........................................   3,799      854,167
    Interpublic Group of Cos., Inc. (The).......................  48,874    1,124,102
*   Liberty Broadband Corp., Class A............................   3,193      314,159
*   Liberty Broadband Corp., Class C............................  12,483    1,232,197
#*  Liberty Media Corp.-Liberty Formula One, Class A............   1,334       50,372
*   Liberty Media Corp.-Liberty Formula One, Class C............  20,919      811,866
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............   8,443      337,213
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............  17,582      706,093
*   Live Nation Entertainment, Inc..............................   9,576      625,696
*   Madison Square Garden Co. (The), Class A....................   2,255      704,552
#   Match Group, Inc............................................   3,203      193,461
*   Netflix, Inc................................................  16,202    6,003,489
    New York Times Co. (The), Class A...........................   7,715      255,752
    News Corp., Class A.........................................  39,103      485,659
    News Corp., Class B.........................................  20,020      250,050
#   Omnicom Group, Inc..........................................  18,031    1,443,021
#   Sirius XM Holdings, Inc..................................... 105,071      610,463
#*  Snap, Inc., Class A.........................................  42,232      470,464
#*  Sprint Corp.................................................  54,103      301,895
*   Take-Two Interactive Software, Inc..........................   5,759      557,644
*   T-Mobile US, Inc............................................  25,851    1,886,865
*   TripAdvisor, Inc............................................  12,919      687,678
*   Twitter, Inc................................................  67,476    2,692,967
    Verizon Communications, Inc................................. 302,773   17,315,588
#   Viacom, Inc., Class A.......................................   1,456       50,450
    Viacom, Inc., Class B.......................................  43,758    1,265,044
    Walt Disney Co. (The)....................................... 121,810   16,684,316
#   World Wrestling Entertainment, Inc., Class A................   3,500      293,475
*   Zayo Group Holdings, Inc....................................  33,290    1,041,644
#*  Zillow Group, Inc., Class A.................................   7,062      234,529
#*  Zillow Group, Inc., Class C.................................  14,926      498,528
                                                                         ------------
TOTAL COMMUNICATION SERVICES....................................          161,028,539
                                                                         ------------
CONSUMER DISCRETIONARY -- (11.5%)
    Advance Auto Parts, Inc.....................................   7,895    1,313,096

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Amazon.com, Inc.............................................  23,535 $45,340,648
    Aptiv P.L.C.................................................  22,061   1,890,628
    Aramark.....................................................  45,789   1,423,122
    Autoliv, Inc................................................  16,630   1,305,289
*   AutoZone, Inc...............................................   1,130   1,161,990
    Best Buy Co., Inc...........................................  30,367   2,259,608
*   Booking Holdings, Inc.......................................   2,745   5,091,948
    BorgWarner, Inc.............................................  35,095   1,465,918
*   Bright Horizons Family Solutions, Inc.......................   6,200     794,530
    Brunswick Corp..............................................  12,624     646,475
*   Burlington Stores, Inc......................................   4,219     712,631
#*  Caesars Entertainment Corp..................................  67,825     634,842
    Capri Holdings, Ltd.........................................  20,275     893,722
#*  CarMax, Inc.................................................  22,849   1,779,023
    Carnival Corp...............................................  23,691   1,299,688
#*  Carvana Co..................................................   3,297     235,933
*   Chipotle Mexican Grill, Inc.................................   1,268     872,435
    Columbia Sportswear Co......................................   8,793     879,036
    Darden Restaurants, Inc.....................................  12,289   1,445,186
    Dollar General Corp.........................................  16,001   2,017,566
*   Dollar Tree, Inc............................................  30,345   3,376,792
#   Domino's Pizza, Inc.........................................   2,005     542,513
    DR Horton, Inc..............................................  38,449   1,703,675
    Dunkin' Brands Group, Inc...................................   7,895     589,204
    eBay, Inc...................................................  55,815   2,162,831
*   Etsy, Inc...................................................   8,218     555,044
    Expedia Group, Inc..........................................  10,402   1,350,596
*   Five Below, Inc.............................................   5,851     856,528
    Foot Locker, Inc............................................  18,680   1,068,683
    Ford Motor Co............................................... 259,790   2,714,805
#   Gap, Inc. (The).............................................  52,395   1,366,462
    Garmin, Ltd.................................................  19,814   1,698,852
    General Motors Co...........................................  97,234   3,787,264
    Gentex Corp.................................................  42,303     974,238
    Genuine Parts Co............................................  14,028   1,438,431
*   Grand Canyon Education, Inc.................................   5,499     637,279
#*  GrubHub, Inc................................................   6,543     437,007
#   H&R Block, Inc..............................................  16,800     457,128
#   Hanesbrands, Inc............................................  52,689     952,090
#   Harley-Davidson, Inc........................................  31,444   1,170,660
    Hasbro, Inc.................................................   8,641     880,172
    Hilton Worldwide Holdings, Inc..............................  16,229   1,411,761
    Home Depot, Inc. (The)......................................  65,421  13,326,258
    Hyatt Hotels Corp., Class A.................................   5,474     420,020
    Kohl's Corp.................................................  23,742   1,688,056
    L Brands, Inc...............................................  23,468     601,720
    Las Vegas Sands Corp........................................  22,229   1,490,454
    Lear Corp...................................................  11,112   1,589,016
#   Leggett & Platt, Inc........................................  17,735     698,050
    Lennar Corp., Class A.......................................  24,856   1,293,258
    Lennar Corp., Class B.......................................   1,223      51,024
*   LKQ Corp....................................................  36,459   1,097,416
    Lowe's Cos., Inc............................................  46,544   5,265,988
*   Lululemon Athletica, Inc....................................   5,899   1,040,289
    Macy's, Inc.................................................  46,935   1,104,850
    Marriott International, Inc., Class A.......................  17,079   2,329,917
#*  Mattel, Inc.................................................   2,558      31,182
    McDonald's Corp.............................................  32,870   6,494,126
    MGM Resorts International...................................  42,664   1,136,142

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Mohawk Industries, Inc......................................   7,676 $  1,045,855
#   Newell Brands, Inc..........................................  42,544      611,783
    NIKE, Inc., Class B.........................................  74,296    6,525,418
#   Nordstrom, Inc..............................................  22,293      914,459
*   Norwegian Cruise Line Holdings, Ltd.........................  26,912    1,517,568
*   NVR, Inc....................................................     401    1,264,144
*   Ollie's Bargain Outlet Holdings, Inc........................   4,859      464,715
*   O'Reilly Automotive, Inc....................................   4,666    1,766,408
*   Planet Fitness, Inc., Class A...............................   7,105      537,849
    Polaris Industries, Inc.....................................   9,259      892,568
    Pool Corp...................................................   3,984      732,020
    PulteGroup, Inc.............................................  44,318    1,394,244
    PVH Corp....................................................   6,219      802,189
*   Qurate Retail, Inc..........................................  47,279      806,107
    Ralph Lauren Corp...........................................   6,413      843,823
#*  Roku, Inc...................................................   3,149      200,245
    Ross Stores, Inc............................................  21,364    2,086,408
    Royal Caribbean Cruises, Ltd................................  22,454    2,715,587
    Service Corp. International.................................  26,261    1,092,720
*   ServiceMaster Global Holdings, Inc..........................  15,331      751,679
*   Skechers U.S.A., Inc., Class A..............................   7,100      224,786
    Starbucks Corp..............................................  75,203    5,841,769
    Tapestry, Inc...............................................  35,607    1,149,038
    Target Corp.................................................  37,436    2,898,295
#*  Tesla, Inc..................................................   3,578      854,033
#   Tiffany & Co................................................  11,989    1,292,654
    TJX Cos., Inc. (The)........................................  71,088    3,901,309
    Toll Brothers, Inc..........................................  14,981      570,776
    Tractor Supply Co...........................................   7,829      810,301
*   Ulta Salon Cosmetics & Fragrance, Inc.......................   3,904    1,362,418
#*  Under Armour, Inc., Class A.................................  15,222      351,476
*   Under Armour, Inc., Class C.................................  18,128      375,612
    Vail Resorts, Inc...........................................   4,987    1,141,275
    VF Corp.....................................................  17,239    1,627,534
#*  Wayfair, Inc., Class A......................................   2,776      450,128
    Whirlpool Corp..............................................   8,055    1,118,195
#   Williams-Sonoma, Inc........................................  10,728      613,320
    Wyndham Hotels & Resorts, Inc...............................  14,885      829,392
    Wynn Resorts, Ltd...........................................   7,116    1,027,906
    Yum! Brands, Inc............................................  13,515    1,410,831
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY....................................          198,069,932
                                                                         ------------
CONSUMER STAPLES -- (6.5%)
    Altria Group, Inc...........................................  98,708    5,362,806
    Archer-Daniels-Midland Co...................................  47,842    2,133,753
    Brown-Forman Corp., Class A.................................   3,116      162,967
    Brown-Forman Corp., Class B.................................  19,430    1,035,425
    Bunge, Ltd..................................................  14,790      775,144
#   Campbell Soup Co............................................  20,074      776,663
    Church & Dwight Co., Inc....................................  13,846    1,037,758
    Clorox Co. (The)............................................   7,718    1,232,796
    Coca-Cola Co. (The)......................................... 204,946   10,054,651
    Colgate-Palmolive Co........................................  37,238    2,710,554
    Conagra Brands, Inc.........................................  39,861    1,226,922
    Constellation Brands, Inc., Class A.........................   9,675    2,047,907
    Costco Wholesale Corp.......................................  20,164    4,950,867
    Coty, Inc., Class A.........................................  59,414      642,859
    Estee Lauder Cos., Inc. (The), Class A......................  11,454    1,967,912
    General Mills, Inc..........................................  43,221    2,224,585

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
*   Herbalife Nutrition, Ltd....................................  12,623 $    667,125
    Hershey Co. (The)...........................................   8,988    1,122,152
#   Hormel Foods Corp...........................................  43,762    1,747,854
    Ingredion, Inc..............................................  11,207    1,061,863
    JM Smucker Co. (The)........................................   9,748    1,195,397
    Kellogg Co..................................................  24,546    1,480,124
#   Keurig Dr Pepper, Inc.......................................  11,341      329,683
    Kimberly-Clark Corp.........................................  16,139    2,071,925
    Kraft Heinz Co. (The).......................................  27,100      900,804
    Kroger Co. (The)............................................ 128,519    3,313,220
    Lamb Weston Holdings, Inc...................................   6,989      489,579
#   McCormick & Co., Inc. Non-Voting............................  10,557    1,625,461
    Molson Coors Brewing Co., Class B...........................  17,197    1,103,875
    Mondelez International, Inc., Class A.......................  64,715    3,290,758
*   Monster Beverage Corp.......................................  17,598    1,048,841
    PepsiCo, Inc................................................  81,549   10,442,349
    Philip Morris International, Inc............................  68,903    5,964,244
*   Pilgrim's Pride Corp........................................  22,219      597,913
*   Post Holdings, Inc..........................................  10,947    1,234,603
    Procter & Gamble Co. (The).................................. 139,066   14,807,748
    Seaboard Corp...............................................       4       17,982
    Sysco Corp..................................................  29,373    2,066,978
    Tyson Foods, Inc., Class A..................................  34,666    2,600,297
*   US Foods Holding Corp.......................................  33,017    1,206,771
    Walgreens Boots Alliance, Inc...............................  51,472    2,757,355
    Walmart, Inc................................................  95,127    9,782,861
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          111,271,331
                                                                         ------------
ENERGY -- (5.1%)
    Anadarko Petroleum Corp.....................................  42,777    3,116,304
    Antero Midstream Corp.......................................   9,253      112,979
    Apache Corp.................................................  46,313    1,524,161
    Baker Hughes a GE Co........................................  34,390      826,048
    Cabot Oil & Gas Corp........................................  40,823    1,056,908
*   Cheniere Energy, Inc........................................  12,043      774,967
    Chevron Corp................................................ 104,689   12,568,961
    Cimarex Energy Co...........................................  17,171    1,178,961
    Concho Resources, Inc.......................................  16,823    1,941,038
    ConocoPhillips..............................................  89,804    5,668,429
*   Continental Resources, Inc..................................  17,380      799,306
    Devon Energy Corp...........................................  49,296    1,584,373
    Diamondback Energy, Inc.....................................  14,126    1,502,865
    EnLink Midstream LLC........................................  19,273      225,301
    EOG Resources, Inc..........................................  40,827    3,921,433
    EQT Corp....................................................  11,423      233,600
*   Equitrans Midstream Corp....................................   9,138      190,345
    Exxon Mobil Corp............................................ 222,311   17,847,127
    Halliburton Co..............................................  72,610    2,057,041
    Helmerich & Payne, Inc......................................  12,625      738,815
#   Hess Corp...................................................  31,323    2,008,431
    HollyFrontier Corp..........................................  21,246    1,014,072
    Kinder Morgan, Inc..........................................  95,491    1,897,406
    Marathon Oil Corp...........................................  99,045    1,687,727
    Marathon Petroleum Corp.....................................  28,226    1,718,117
    Murphy Oil Corp.............................................  21,912      596,883
    National Oilwell Varco, Inc.................................  29,165      762,373
    Noble Energy, Inc...........................................  49,041    1,327,049
    Occidental Petroleum Corp...................................  57,262    3,371,587
    ONEOK, Inc..................................................  27,596    1,874,596

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
*   Parsley Energy, Inc., Class A...............................  23,753 $   474,110
    Phillips 66.................................................  21,811   2,056,123
    Pioneer Natural Resources Co................................  14,335   2,386,204
    Schlumberger, Ltd...........................................  56,642   2,417,481
    Targa Resources Corp........................................  23,174     930,436
    TechnipFMC P.L.C............................................  35,290     867,781
#*  Transocean, Ltd.............................................  35,624     280,005
    Valero Energy Corp..........................................  23,140   2,097,872
    Williams Cos., Inc. (The)...................................  54,085   1,532,228
*   WPX Energy, Inc.............................................  52,026     722,641
                                                                         -----------
TOTAL ENERGY....................................................          87,892,084
                                                                         -----------
FINANCIALS -- (13.2%)
    Affiliated Managers Group, Inc..............................   5,787     641,894
    Aflac, Inc..................................................  36,051   1,816,249
*   Alleghany Corp..............................................   1,320     867,082
    Allstate Corp. (The)........................................  15,660   1,551,280
    Ally Financial, Inc.........................................  44,349   1,317,609
    American Express Co.........................................  52,259   6,126,323
    American Financial Group, Inc...............................  10,456   1,082,510
    American International Group, Inc...........................  38,625   1,837,391
    Ameriprise Financial, Inc...................................  19,811   2,907,660
    Aon P.L.C...................................................  12,610   2,271,565
*   Arch Capital Group, Ltd.....................................  35,859   1,211,317
    Arthur J Gallagher & Co.....................................  19,838   1,658,854
    Assurant, Inc...............................................   7,394     702,430
    Assured Guaranty, Ltd.......................................   5,314     253,478
*   Athene Holding, Ltd., Class A...............................  17,943     810,306
    AXA Equitable Holdings, Inc.................................   3,731      84,656
    Axis Capital Holdings, Ltd..................................   6,782     385,557
    Bank of America Corp........................................ 407,306  12,455,417
    Bank of New York Mellon Corp. (The).........................  42,376   2,104,392
    BB&T Corp...................................................  33,583   1,719,450
*   Berkshire Hathaway, Inc., Class B...........................  85,580  18,546,042
    BlackRock, Inc..............................................   5,275   2,559,641
    BOK Financial Corp..........................................   6,259     545,409
    Brown & Brown, Inc..........................................  38,071   1,208,754
    Capital One Financial Corp..................................  25,563   2,373,013
    Cboe Global Markets, Inc....................................   6,665     677,231
    Charles Schwab Corp. (The)..................................  65,115   2,980,965
    Chubb, Ltd..................................................  19,718   2,863,054
    Cincinnati Financial Corp...................................  14,236   1,369,218
    CIT Group, Inc..............................................  12,370     658,950
    Citigroup, Inc.............................................. 103,871   7,343,680
    Citizens Financial Group, Inc...............................  39,252   1,420,922
    CME Group, Inc..............................................  15,556   2,782,968
    CNA Financial Corp..........................................   1,758      81,448
    Comerica, Inc...............................................  17,778   1,397,173
#   Commerce Bancshares, Inc....................................  15,131     914,366
#*  Credit Acceptance Corp......................................   2,526   1,253,452
#   Cullen/Frost Bankers, Inc...................................   7,638     776,708
    Discover Financial Services.................................  46,760   3,810,472
    E*TRADE Financial Corp......................................  26,910   1,363,261
    East West Bancorp, Inc......................................  20,217   1,040,771
    Eaton Vance Corp............................................  15,663     651,111
    Erie Indemnity Co., Class A.................................   5,043     954,741
    Everest Re Group, Ltd.......................................   3,444     811,062
#   FactSet Research Systems, Inc...............................   2,651     731,331
    Fidelity National Financial, Inc............................  29,476   1,177,566

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Fifth Third Bancorp.........................................  65,638 $ 1,891,687
    First American Financial Corp...............................  17,010     970,591
    First Citizens BancShares, Inc., Class A....................     967     433,458
    First Horizon National Corp.................................  33,676     508,171
    First Republic Bank.........................................  13,711   1,448,156
    Franklin Resources, Inc.....................................  51,068   1,766,442
    Goldman Sachs Group, Inc. (The).............................  14,502   2,986,252
    Hanover Insurance Group, Inc. (The).........................   4,500     542,745
    Hartford Financial Services Group, Inc. (The)...............  45,342   2,371,840
    Huntington Bancshares, Inc.................................. 108,404   1,508,984
    Intercontinental Exchange, Inc..............................  25,421   2,067,998
    Invesco, Ltd................................................  37,488     823,611
    Janus Henderson Group P.L.C.................................  19,642     492,425
    Jefferies Financial Group, Inc..............................  37,686     775,201
    JPMorgan Chase & Co......................................... 183,469  21,291,577
    Kemper Corp.................................................   2,900     260,652
    KeyCorp.....................................................  85,936   1,508,177
    Lazard, Ltd., Class A.......................................  12,455     484,250
    Lincoln National Corp.......................................  17,941   1,197,024
    Loews Corp..................................................  23,998   1,230,857
    LPL Financial Holdings, Inc.................................  13,238     980,803
    M&T Bank Corp...............................................  11,330   1,926,893
*   Markel Corp.................................................   1,071   1,147,587
    MarketAxess Holdings, Inc...................................   2,108     586,720
    Marsh & McLennan Cos., Inc..................................  27,418   2,585,243
    MetLife, Inc................................................  37,316   1,721,387
    Moody's Corp................................................  10,258   2,016,928
    Morgan Stanley..............................................  70,833   3,417,692
    Morningstar, Inc............................................   5,414     776,638
    MSCI, Inc...................................................   4,620   1,041,256
    Nasdaq, Inc.................................................  17,870   1,647,614
    New York Community Bancorp, Inc.............................  53,433     621,426
    Northern Trust Corp.........................................  22,412   2,208,703
    Old Republic International Corp.............................  31,888     713,016
    PacWest Bancorp.............................................  12,279     485,634
    People's United Financial, Inc..............................  35,903     620,763
    PNC Financial Services Group, Inc. (The)....................  20,460   2,801,588
    Popular, Inc................................................  10,135     584,891
    Principal Financial Group, Inc..............................  29,346   1,677,417
    Progressive Corp. (The).....................................  39,327   3,073,405
    Prosperity Bancshares, Inc..................................   5,293     389,777
    Prudential Financial, Inc...................................  18,435   1,948,764
    Raymond James Financial, Inc................................  14,244   1,304,323
    Regions Financial Corp......................................  85,181   1,322,861
    Reinsurance Group of America, Inc...........................   5,908     895,121
    RenaissanceRe Holdings, Ltd.................................   3,960     615,226
    S&P Global, Inc.............................................  14,403   3,178,166
    Santander Consumer USA Holdings, Inc........................  45,977     981,609
    SEI Investments Co..........................................  18,905   1,029,377
    Signature Bank..............................................   5,498     726,121
    State Street Corp...........................................  22,618   1,530,334
    SunTrust Banks, Inc.........................................  28,768   1,883,729
*   SVB Financial Group.........................................   5,022   1,264,138
    Synchrony Financial.........................................  71,266   2,470,792
    Synovus Financial Corp......................................  14,074     518,768
    T Rowe Price Group, Inc.....................................  30,600   3,289,500
    TD Ameritrade Holding Corp..................................  17,091     898,645
    Torchmark Corp..............................................   9,469     830,053
    Travelers Cos., Inc. (The)..................................  17,146   2,464,737

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CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    U.S. Bancorp................................................  82,219 $  4,383,917
    Unum Group..................................................  23,193      856,286
#   Virtu Financial, Inc., Class A..............................  11,899      292,477
    Voya Financial, Inc.........................................  14,642      803,699
    Webster Financial Corp......................................   9,355      497,031
    Wells Fargo & Co............................................ 211,703   10,248,542
    Willis Towers Watson P.L.C..................................  10,800    1,990,872
    WR Berkley Corp.............................................  15,292      937,400
    Zions Bancorp NA............................................  17,750      875,607
                                                                         ------------
TOTAL FINANCIALS................................................          225,722,303
                                                                         ------------
HEALTH CARE -- (12.6%)
    Abbott Laboratories.........................................  81,622    6,493,846
    AbbVie, Inc.................................................  67,979    5,396,853
*   ABIOMED, Inc................................................   1,679      465,771
    Agilent Technologies, Inc...................................  23,155    1,817,667
*   Alexion Pharmaceuticals, Inc................................  13,322    1,813,524
*   Align Technology, Inc.......................................   3,587    1,164,627
*   Alkermes P.L.C..............................................   6,868      208,238
    Allergan P.L.C..............................................  14,372    2,112,684
*   Alnylam Pharmaceuticals, Inc................................   5,684      507,809
    AmerisourceBergen Corp......................................  17,807    1,331,251
    Amgen, Inc..................................................  36,106    6,474,528
    Anthem, Inc.................................................  14,216    3,739,234
    Baxter International, Inc...................................  28,055    2,140,596
    Becton Dickinson and Co.....................................  13,582    3,269,731
*   Biogen, Inc.................................................  12,746    2,921,893
*   BioMarin Pharmaceutical, Inc................................   8,499      726,919
*   Bio-Rad Laboratories, Inc., Class A.........................   2,781      836,886
    Bio-Techne Corp.............................................   3,112      636,684
#*  Bluebird Bio, Inc...........................................   6,223      882,608
*   Boston Scientific Corp......................................  65,615    2,435,629
    Bristol-Myers Squibb Co.....................................  92,443    4,292,128
    Bruker Corp.................................................  20,821      803,691
    Cardinal Health, Inc........................................  37,755    1,839,046
*   Catalent, Inc...............................................  23,284    1,043,589
*   Celgene Corp................................................  39,708    3,758,759
*   Centene Corp................................................  29,953    1,544,377
*   Cerner Corp.................................................  41,965    2,788,574
*   Charles River Laboratories International, Inc...............   6,563      921,905
    Chemed Corp.................................................     712      232,667
*   Cigna Corp..................................................  25,462    4,044,384
    Cooper Cos., Inc. (The).....................................   3,684    1,068,065
    CVS Health Corp.............................................  53,068    2,885,838
    Danaher Corp................................................  28,100    3,721,564
*   DaVita, Inc.................................................  22,149    1,223,511
    DENTSPLY SIRONA, Inc........................................  20,851    1,066,112
*   DexCom, Inc.................................................   3,236      391,783
*   Edwards Lifesciences Corp...................................   8,627    1,518,956
*   Elanco Animal Health, Inc...................................  25,804      812,826
    Eli Lilly & Co..............................................  52,635    6,160,400
    Encompass Health Corp.......................................  15,754    1,015,345
#*  Exact Sciences Corp.........................................   6,959      686,784
*   Exelixis, Inc...............................................  37,412      735,520
    Gilead Sciences, Inc........................................  93,509    6,081,825
    HCA Healthcare, Inc.........................................  12,446    1,583,505
#*  Henry Schein, Inc...........................................  13,965      894,598
    Hill-Rom Holdings, Inc......................................   9,124      925,356
*   Hologic, Inc................................................  25,479    1,181,716

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CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
    Humana, Inc.................................................   8,831 $  2,255,526
*   ICU Medical, Inc............................................   1,592      362,180
*   IDEXX Laboratories, Inc.....................................   3,559      825,688
*   Illumina, Inc...............................................   5,627    1,755,624
*   Incyte Corp.................................................   7,837      601,882
#*  Insulet Corp................................................   3,395      292,819
*   Intuitive Surgical, Inc.....................................   4,238    2,164,050
#*  Ionis Pharmaceuticals, Inc..................................   8,851      657,895
*   IQVIA Holdings, Inc.........................................  16,497    2,291,433
*   Jazz Pharmaceuticals P.L.C..................................   7,298      947,061
    Johnson & Johnson........................................... 157,146   22,189,015
*   Laboratory Corp. of America Holdings........................  10,269    1,642,218
*   Masimo Corp.................................................   5,148      670,012
    McKesson Corp...............................................  24,422    2,912,323
    Medtronic P.L.C.............................................  57,876    5,139,968
    Merck & Co., Inc............................................ 127,628   10,045,600
*   Mettler-Toledo International, Inc...........................   1,291      962,131
*   Molina Healthcare, Inc......................................   9,152    1,186,374
*   Mylan NV....................................................  53,224    1,436,516
*   Nektar Therapeutics.........................................  11,949      382,607
*   Neurocrine Biosciences, Inc.................................   4,797      346,535
#*  Penumbra, Inc...............................................   1,055      141,898
    PerkinElmer, Inc............................................   8,178      783,780
#   Perrigo Co. P.L.C...........................................  10,911      522,855
    Pfizer, Inc................................................. 357,515   14,518,684
*   PRA Health Sciences, Inc....................................   7,461      722,374
    Quest Diagnostics, Inc......................................  14,307    1,378,909
*   Regeneron Pharmaceuticals, Inc..............................   4,702    1,613,444
    ResMed, Inc.................................................   7,123      744,425
#*  Sage Therapeutics, Inc......................................   3,344      562,561
#*  Sarepta Therapeutics, Inc...................................   4,321      505,298
*   Seattle Genetics, Inc.......................................   4,896      331,851
*   STERIS P.L.C................................................   6,462      846,393
    Stryker Corp................................................  15,146    2,861,231
*   Syneos Health, Inc..........................................  11,374      533,782
    Teleflex, Inc...............................................   2,675      765,532
    Thermo Fisher Scientific, Inc...............................  21,663    6,010,399
*   United Therapeutics Corp....................................   7,373      756,249
    UnitedHealth Group, Inc.....................................  56,213   13,101,564
    Universal Health Services, Inc., Class B....................   9,707    1,231,527
*   Varian Medical Systems, Inc.................................   5,123      697,599
*   Veeva Systems, Inc., Class A................................   3,349      468,425
*   Vertex Pharmaceuticals, Inc.................................   7,476    1,263,294
*   Waters Corp.................................................   4,092      873,806
*   WellCare Health Plans, Inc..................................   4,085    1,055,360
    West Pharmaceutical Services, Inc...........................   8,374    1,036,617
    Zimmer Biomet Holdings, Inc.................................  15,696    1,933,119
    Zoetis, Inc.................................................  28,705    2,923,317
                                                                         ------------
TOTAL HEALTH CARE...............................................          215,851,552
                                                                         ------------
INDUSTRIALS -- (11.5%)
    3M Co.......................................................  33,417    6,332,856
#   Acuity Brands, Inc..........................................   5,556      813,009
*   AECOM.......................................................  14,921      505,822
    AGCO Corp...................................................   9,721      688,052
    Alaska Air Group, Inc.......................................  18,109    1,120,947
    Allegion P.L.C..............................................   9,490      941,693
    Allison Transmission Holdings, Inc..........................  20,055      939,777
    AMERCO......................................................   3,290    1,227,729

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    American Airlines Group, Inc................................  22,084 $   754,831
    AMETEK, Inc.................................................  15,973   1,408,339
    AO Smith Corp...............................................  11,930     627,160
    Arconic, Inc................................................  51,326   1,102,482
    Boeing Co. (The)............................................  26,559  10,031,069
#   BWX Technologies, Inc.......................................  11,266     575,693
    Carlisle Cos., Inc..........................................   7,637   1,080,024
    Caterpillar, Inc............................................  42,860   5,975,541
    CH Robinson Worldwide, Inc..................................   9,837     796,797
    Cintas Corp.................................................   6,831   1,483,283
*   Copart, Inc.................................................  15,905   1,070,725
*   CoStar Group, Inc...........................................   2,174   1,078,847
    Crane Co....................................................   8,538     726,157
    CSX Corp....................................................  50,305   4,005,787
    Cummins, Inc................................................  21,614   3,594,192
    Curtiss-Wright Corp.........................................   5,905     672,816
    Deere & Co..................................................  19,240   3,186,721
    Delta Air Lines, Inc........................................  49,388   2,878,826
    Donaldson Co., Inc..........................................  16,855     902,417
    Dover Corp..................................................  12,892   1,263,932
    Eaton Corp. P.L.C...........................................  24,027   1,989,916
    Emerson Electric Co.........................................  39,043   2,771,663
    Equifax, Inc................................................   8,855   1,115,287
    Expeditors International of Washington, Inc.................  11,069     879,100
    Fastenal Co.................................................  18,854   1,330,150
    FedEx Corp..................................................  15,204   2,880,550
    Flowserve Corp..............................................  15,948     781,930
    Fluor Corp..................................................  18,362     729,522
    Fortive Corp................................................  22,442   1,937,642
    Fortune Brands Home & Security, Inc.........................  23,236   1,226,396
*   Gardner Denver Holdings, Inc................................  14,163     478,001
    General Dynamics Corp.......................................  16,461   2,941,910
    General Electric Co......................................... 337,187   3,429,192
*   Genesee & Wyoming, Inc., Class A............................   3,735     331,108
    Graco, Inc..................................................  21,335   1,093,419
    Harris Corp.................................................  10,415   1,754,927
*   HD Supply Holdings, Inc.....................................  24,004   1,096,743
    HEICO Corp..................................................   2,747     289,891
    HEICO Corp., Class A........................................   3,607     322,574
    Hexcel Corp.................................................  11,987     847,601
    Honeywell International, Inc................................  37,479   6,507,479
    Hubbell, Inc................................................   8,594   1,096,594
    Huntington Ingalls Industries, Inc..........................   6,622   1,473,925
    IDEX Corp...................................................   6,769   1,060,432
    Illinois Tool Works, Inc....................................  17,166   2,671,545
    Ingersoll-Rand P.L.C........................................  31,360   3,845,050
    Insperity, Inc..............................................   2,258     269,966
    ITT, Inc....................................................   2,579     156,158
    Jacobs Engineering Group, Inc...............................  12,141     946,270
    JB Hunt Transport Services, Inc.............................   6,914     653,235
*   JetBlue Airways Corp........................................  32,887     610,054
    Johnson Controls International P.L.C........................  45,016   1,688,100
    Kansas City Southern........................................  10,726   1,320,800
    KAR Auction Services, Inc...................................  19,446   1,098,310
*   Kirby Corp..................................................   4,648     379,835
#   Knight-Swift Transportation Holdings, Inc...................  19,117     637,552
    L3 Technologies, Inc........................................   6,564   1,434,759
#   Lennox International, Inc...................................   1,766     479,381
    Lincoln Electric Holdings, Inc..............................   8,318     725,912

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CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
    Lockheed Martin Corp........................................  15,084 $  5,027,950
    ManpowerGroup, Inc..........................................   8,020      770,241
    Masco Corp..................................................  14,155      552,894
#*  Middleby Corp. (The)........................................   7,730    1,021,365
    MSC Industrial Direct Co., Inc., Class A....................   4,263      356,600
    Nielsen Holdings P.L.C......................................  44,145    1,127,022
    Nordson Corp................................................   7,558    1,103,090
    Norfolk Southern Corp.......................................  17,771    3,625,639
    Northrop Grumman Corp.......................................  10,326    2,993,611
    Old Dominion Freight Line, Inc..............................   7,082    1,057,201
    Oshkosh Corp................................................   8,323      687,397
    Owens Corning...............................................  16,281      834,727
    PACCAR, Inc.................................................  48,876    3,502,943
    Parker-Hannifin Corp........................................  15,764    2,854,545
    Pentair P.L.C...............................................  18,904      737,067
    Quanta Services, Inc........................................  12,353      501,532
    Raytheon Co.................................................  17,955    3,188,628
    Republic Services, Inc......................................  40,748    3,374,749
    Robert Half International, Inc..............................  15,224      945,258
    Rockwell Automation, Inc....................................   6,539    1,181,663
    Rollins, Inc................................................  11,355      439,098
    Roper Technologies, Inc.....................................   4,775    1,717,567
*   Sensata Technologies Holding P.L.C..........................  30,822    1,539,251
#   Snap-on, Inc................................................   7,010    1,179,643
    Southwest Airlines Co.......................................  49,484    2,683,517
    Spirit AeroSystems Holdings, Inc., Class A..................   7,236      628,808
    Stanley Black & Decker, Inc.................................  15,779    2,313,201
*   Teledyne Technologies, Inc..................................   4,612    1,146,128
    Textron, Inc................................................  26,097    1,383,141
    Toro Co. (The)..............................................  13,904    1,017,078
*   TransDigm Group, Inc........................................   2,297    1,108,348
    TransUnion..................................................   9,467      659,377
    Union Pacific Corp..........................................  43,964    7,783,387
*   United Continental Holdings, Inc............................  39,087    3,473,271
    United Parcel Service, Inc., Class B........................  41,412    4,398,783
*   United Rentals, Inc.........................................   9,472    1,334,794
    United Technologies Corp....................................  45,156    6,439,697
    Verisk Analytics, Inc.......................................  10,712    1,511,892
*   WABCO Holdings, Inc.........................................   7,198      953,303
#   Wabtec Corp.................................................  12,244      906,913
    Waste Management, Inc.......................................  24,527    2,632,728
    Watsco, Inc.................................................   3,839      608,366
    Woodward, Inc...............................................   7,694      837,877
    WW Grainger, Inc............................................   3,450      972,900
#*  XPO Logistics, Inc..........................................  14,827    1,009,422
    Xylem, Inc..................................................  15,213    1,268,764
                                                                         ------------
TOTAL INDUSTRIALS...............................................          196,459,779
                                                                         ------------
INFORMATION TECHNOLOGY -- (20.7%)
    Accenture P.L.C., Class A...................................  31,609    5,774,016
*   Adobe, Inc..................................................  22,054    6,379,119
#*  Advanced Micro Devices, Inc.................................  49,453    1,366,386
*   Akamai Technologies, Inc....................................  18,989    1,520,259
    Alliance Data Systems Corp..................................   6,836    1,094,444
    Amdocs, Ltd.................................................  13,815      760,930
    Amphenol Corp., Class A.....................................  14,615    1,455,069
    Analog Devices, Inc.........................................  20,519    2,385,129
*   ANSYS, Inc..................................................   4,639      908,316
    Apple, Inc.................................................. 266,968   53,572,469

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Applied Materials, Inc......................................  61,515 $ 2,710,966
*   Arista Networks, Inc........................................   2,780     868,166
*   Arrow Electronics, Inc......................................  12,023   1,016,064
*   Aspen Technology, Inc.......................................   7,464     909,936
#*  Atlassian Corp. P.L.C., Class A.............................   3,254     358,428
*   Autodesk, Inc...............................................  10,268   1,829,860
    Automatic Data Processing, Inc..............................  25,436   4,181,424
    Avnet, Inc..................................................  11,573     562,564
*   Black Knight, Inc...........................................  16,955     956,601
    Booz Allen Hamilton Holding Corp............................  17,718   1,050,500
    Broadcom, Inc...............................................  23,056   7,341,030
    Broadridge Financial Solutions, Inc.........................   7,898     932,991
*   Cadence Design Systems, Inc.................................  11,644     807,861
    CDK Global, Inc.............................................  12,655     763,350
    CDW Corp....................................................   8,526     900,346
*   Ciena Corp..................................................  18,657     715,683
    Cisco Systems, Inc.......................................... 245,070  13,711,666
    Citrix Systems, Inc.........................................   7,397     746,801
    Cognex Corp.................................................   7,852     395,976
    Cognizant Technology Solutions Corp., Class A...............  37,474   2,734,103
    Corning, Inc................................................  65,524   2,086,939
#*  Coupa Software, Inc.........................................   3,286     339,542
*   Cree, Inc...................................................  12,485     825,134
    Cypress Semiconductor Corp..................................  38,014     653,081
*   Dell Technologies, Class C..................................   9,795     660,281
*   DocuSign, Inc...............................................   2,346     132,948
    Dolby Laboratories, Inc., Class A...........................   7,287     471,396
#*  Dropbox, Inc., Class A......................................   5,678     138,430
    DXC Technology Co...........................................  31,062   2,042,016
*   EPAM Systems, Inc...........................................   4,580     821,469
#*  Euronet Worldwide, Inc......................................   6,797   1,018,802
*   F5 Networks, Inc............................................   4,528     710,443
*   Fair Isaac Corp.............................................   3,223     901,634
    Fidelity National Information Services, Inc.................  16,977   1,968,144
*   First Data Corp., Class A...................................  48,182   1,245,986
#*  First Solar, Inc............................................  10,281     632,590
*   Fiserv, Inc.................................................  22,671   1,977,818
*   FleetCor Technologies, Inc..................................   7,785   2,031,496
*   Flex, Ltd...................................................  74,773     825,494
    FLIR Systems, Inc...........................................  17,757     940,056
*   Fortinet, Inc...............................................   7,248     677,108
*   Gartner, Inc................................................   4,616     733,805
    Genpact, Ltd................................................  22,481     816,060
    Global Payments, Inc........................................  11,271   1,646,355
*   GoDaddy, Inc., Class A......................................   6,640     541,160
*   Guidewire Software, Inc.....................................   6,570     699,705
    Hewlett Packard Enterprise Co............................... 143,123   2,262,775
    HP, Inc.....................................................  63,494   1,266,705
#*  HubSpot, Inc................................................   1,873     345,550
    Intel Corp.................................................. 348,935  17,809,642
    International Business Machines Corp........................  51,907   7,280,995
    Intuit, Inc.................................................  14,662   3,681,042
*   IPG Photonics Corp..........................................   6,676   1,166,497
    Jack Henry & Associates, Inc................................   5,037     750,815
    Juniper Networks, Inc.......................................  29,004     805,441
*   Keysight Technologies, Inc..................................  13,721   1,194,139
    KLA-Tencor Corp.............................................   9,050   1,153,694
    Lam Research Corp...........................................  17,071   3,541,038
    Leidos Holdings, Inc........................................  16,751   1,230,863

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Littelfuse, Inc.............................................   2,900 $   583,045
#   Marvell Technology Group, Ltd...............................  55,732   1,394,415
    Mastercard, Inc., Class A...................................  53,029  13,482,093
    Maxim Integrated Products, Inc..............................  16,316     978,960
#   Microchip Technology, Inc...................................  24,226   2,419,935
*   Micron Technology, Inc......................................  86,924   3,656,023
    Microsoft Corp.............................................. 379,440  49,554,864
#*  MongoDB, Inc................................................   1,954     275,358
    Monolithic Power Systems, Inc...............................   3,247     505,590
    Motorola Solutions, Inc.....................................   7,005   1,015,095
    National Instruments Corp...................................  13,076     615,880
    NetApp, Inc.................................................  15,162   1,104,552
#*  New Relic, Inc..............................................   2,796     294,251
*   Nuance Communications, Inc..................................  14,334     241,241
#*  Nutanix, Inc., Class A......................................   7,728     333,772
    NVIDIA Corp.................................................  29,692   5,374,252
#*  Okta, Inc...................................................   4,871     506,730
*   ON Semiconductor Corp.......................................  55,271   1,274,549
    Oracle Corp................................................. 150,479   8,326,003
*   Palo Alto Networks, Inc.....................................   2,695     670,597
    Paychex, Inc................................................  16,867   1,422,057
#*  Paycom Software, Inc........................................   5,400   1,093,662
*   PayPal Holdings, Inc........................................  40,287   4,543,165
    Pegasystems, Inc............................................   4,100     307,541
*   Proofpoint, Inc.............................................   2,604     326,594
*   PTC, Inc....................................................   4,107     371,560
*   Pure Storage, Inc., Class A.................................   8,946     204,506
*   Qorvo, Inc..................................................  11,635     879,722
    QUALCOMM, Inc...............................................  70,662   6,086,118
*   RealPage, Inc...............................................   6,800     443,428
*   Red Hat, Inc................................................   7,570   1,381,752
*   RingCentral, Inc., Class A..................................   3,051     355,045
    Sabre Corp..................................................  43,587     904,866
*   salesforce.com, Inc.........................................  22,141   3,661,014
    Seagate Technology P.L.C....................................  16,555     799,938
*   ServiceNow, Inc.............................................   5,575   1,513,668
    Skyworks Solutions, Inc.....................................  25,029   2,207,057
*   Splunk, Inc.................................................   4,413     609,171
*   Square, Inc., Class A.......................................   9,489     690,989
    SS&C Technologies Holdings, Inc.............................  22,020   1,489,873
    Symantec Corp...............................................  30,255     732,474
*   Synopsys, Inc...............................................   8,181     990,555
#*  Tableau Software, Inc., Class A.............................   2,751     335,099
    TE Connectivity, Ltd........................................  23,200   2,219,080
*   Teradata Corp...............................................  10,752     488,893
    Teradyne, Inc...............................................  24,826   1,216,474
    Texas Instruments, Inc......................................  55,500   6,539,565
    Total System Services, Inc..................................  11,011   1,125,765
#*  Trade Desk, Inc. (The), Class A.............................   3,046     674,628
*   Trimble, Inc................................................  25,735   1,050,503
#*  Twilio, Inc., Class A.......................................   5,806     796,235
*   Tyler Technologies, Inc.....................................   3,270     758,346
#   Ubiquiti Networks, Inc......................................   6,668   1,136,561
*   Ultimate Software Group, Inc. (The).........................     843     278,738
#   Universal Display Corp......................................   3,313     528,755
*   VeriSign, Inc...............................................   5,451   1,076,300
#   Visa, Inc., Class A.........................................  90,457  14,873,844
    VMware, Inc., Class A.......................................   3,747     764,875
    Western Digital Corp........................................  35,172   1,797,993

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Western Union Co. (The).....................................  38,837 $    754,991
*   WEX, Inc....................................................   5,242    1,102,393
*   Workday, Inc., Class A......................................   4,860      999,362
*   Worldpay, Inc., Class A.....................................  14,238    1,668,836
    Xerox Corp..................................................  32,408    1,081,131
    Xilinx, Inc.................................................  13,524    1,624,773
*   Zebra Technologies Corp., Class A...........................   3,451      728,644
*   Zendesk, Inc................................................   5,265      462,162
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          354,443,447
                                                                         ------------
MATERIALS -- (3.6%)
    Air Products & Chemicals, Inc...............................  12,546    2,581,841
#   Albemarle Corp..............................................  14,008    1,051,440
*   Alcoa Corp..................................................  30,605      816,541
    AptarGroup, Inc.............................................   8,021      892,256
    Ashland Global Holdings, Inc................................   5,796      466,752
    Avery Dennison Corp.........................................   6,474      716,348
*   Axalta Coating Systems, Ltd.................................  34,106      920,180
    Ball Corp...................................................  34,281    2,054,803
    Bemis Co., Inc..............................................   9,164      526,197
*   Berry Global Group, Inc.....................................  21,616    1,271,021
    Celanese Corp...............................................  13,867    1,496,111
    CF Industries Holdings, Inc.................................  26,047    1,166,385
    Chemours Co. (The)..........................................  27,102      975,943
*   Crown Holdings, Inc.........................................  18,224    1,059,361
*   Dow, Inc....................................................  32,965    1,870,104
    DowDuPont, Inc.............................................. 101,796    3,914,056
    Eastman Chemical Co.........................................  18,083    1,426,387
    Ecolab, Inc.................................................  11,799    2,171,960
    FMC Corp....................................................  13,269    1,049,047
    Freeport-McMoRan, Inc....................................... 189,259    2,329,778
    Huntsman Corp...............................................  37,766      839,916
#   International Flavors & Fragrances, Inc.....................   8,848    1,219,166
    International Paper Co......................................  59,175    2,769,982
    Linde P.L.C.................................................  24,216    4,365,176
    LyondellBasell Industries NV, Class A.......................  24,923    2,198,956
    Martin Marietta Materials, Inc..............................   6,290    1,395,751
    Mosaic Co. (The)............................................  31,605      825,207
    NewMarket Corp..............................................   1,046      438,881
    Newmont Goldcorp Corp.......................................  43,525    1,351,886
    Nucor Corp..................................................  38,852    2,217,284
    Packaging Corp. of America..................................  13,718    1,360,277
    PPG Industries, Inc.........................................  22,877    2,688,047
    Reliance Steel & Aluminum Co................................   9,384      862,953
#   Royal Gold, Inc.............................................   7,128      620,564
    RPM International, Inc......................................  15,829      960,029
    Sealed Air Corp.............................................  12,497      582,610
    Sherwin-Williams Co. (The)..................................   4,321    1,965,320
    Sonoco Products Co..........................................  16,028    1,010,726
    Southern Copper Corp........................................   6,526      250,729
    Steel Dynamics, Inc.........................................  39,076    1,237,928
    Vulcan Materials Co.........................................  13,184    1,662,634
    Westlake Chemical Corp......................................   9,837      686,131
    WestRock Co.................................................  20,098      771,361
    WR Grace & Co...............................................   4,189      316,605
                                                                         ------------
TOTAL MATERIALS.................................................           61,354,630
                                                                         ------------

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- --------------
REAL ESTATE -- (0.2%)
*     CBRE Group, Inc., Class A...................................     42,722 $    2,224,534
*     Howard Hughes Corp. (The)...................................      3,954        438,894
      Jones Lang LaSalle, Inc.....................................      6,387        987,239
                                                                              --------------
TOTAL REAL ESTATE.................................................                 3,650,667
                                                                              --------------
UTILITIES -- (2.4%)
      AES Corp....................................................     46,539        796,748
      Alliant Energy Corp.........................................     10,900        514,807
      Ameren Corp.................................................     10,767        783,515
      American Electric Power Co., Inc............................     22,771      1,948,059
      American Water Works Co., Inc...............................      8,417        910,635
#     Aqua America, Inc...........................................     18,555        724,758
      Atmos Energy Corp...........................................      5,244        536,671
      Avangrid, Inc...............................................      4,361        223,327
      CenterPoint Energy, Inc.....................................     21,484        666,004
      CMS Energy Corp.............................................     12,885        715,762
      Consolidated Edison, Inc....................................     14,216      1,224,851
      Dominion Energy, Inc........................................     36,514      2,843,345
      DTE Energy Co...............................................      7,837        985,189
      Duke Energy Corp............................................     32,867      2,994,841
      Edison International........................................     15,072        961,141
      Entergy Corp................................................      7,969        772,196
      Evergy, Inc.................................................     12,705        734,603
      Eversource Energy...........................................     15,082      1,080,776
      Exelon Corp.................................................     44,737      2,279,350
      FirstEnergy Corp............................................     22,841        960,007
      IDACORP, Inc................................................      1,477        146,253
      MDU Resources Group, Inc....................................     23,859        623,913
      National Fuel Gas Co........................................      3,665        217,005
      NextEra Energy, Inc.........................................     21,375      4,156,155
      NiSource, Inc...............................................     16,881        468,954
      NRG Energy, Inc.............................................     12,714        523,435
      OGE Energy Corp.............................................     16,762        709,703
*     PG&E Corp...................................................     19,430        437,564
      Pinnacle West Capital Corp..................................      5,033        479,494
      PPL Corp....................................................     29,654        925,501
      Public Service Enterprise Group, Inc........................     21,693      1,293,987
      Sempra Energy...............................................     12,511      1,600,782
      Southern Co. (The)..........................................     44,994      2,394,581
      UGI Corp....................................................      8,882        484,158
      Vistra Energy Corp..........................................     41,994      1,144,337
      WEC Energy Group, Inc.......................................     12,887      1,010,727
      Xcel Energy, Inc............................................     22,936      1,295,884
                                                                              --------------
TOTAL UTILITIES...................................................                40,569,018
                                                                              --------------
TOTAL COMMON STOCKS...............................................             1,656,313,282
                                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 15,732,514     15,732,514
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (2.4%)
@(S)  The DFA Short Term Investment Fund..........................  3,552,638     41,107,577
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,270,143,849)...........................................            $1,713,153,373
                                                                              ==============

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
Common Stocks
   Communication Services.................... $  161,028,539          --     --  $  161,028,539
   Consumer Discretionary....................    198,069,932          --     --     198,069,932
   Consumer Staples..........................    111,271,331          --     --     111,271,331
   Energy....................................     87,892,084          --     --      87,892,084
   Financials................................    225,722,303          --     --     225,722,303
   Health Care...............................    215,851,552          --     --     215,851,552
   Industrials...............................    196,459,779          --     --     196,459,779
   Information Technology....................    354,443,447          --     --     354,443,447
   Materials.................................     61,354,630          --     --      61,354,630
   Real Estate...............................      3,650,667          --     --       3,650,667
   Utilities.................................     40,569,018          --     --      40,569,018
Temporary Cash Investments...................     15,732,514          --     --      15,732,514
Securities Lending Collateral................             -- $41,107,577     --      41,107,577
                                              -------------- ----------- ------  --------------
TOTAL........................................ $1,672,045,796 $41,107,577     --  $1,713,153,373
                                              ============== =========== ======  ==============

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMON STOCKS -- (90.2%)
COMMUNICATION SERVICES -- (3.0%)
    A.H. Belo Corp., Class A....................................   251,372 $   907,453
*   Alaska Communications Systems Group, Inc....................   292,890     509,629
#   AMC Entertainment Holdings, Inc., Class A...................   383,588   5,815,194
    ATN International, Inc......................................   141,190   8,619,650
*   Ballantyne Strong, Inc......................................   125,592     248,672
    Beasley Broadcast Group, Inc., Class A......................   107,179     393,347
#*  Cars.com, Inc...............................................   630,032  13,110,966
    CbdMD, Inc..................................................    16,053      97,602
#*  Cincinnati Bell, Inc........................................     8,875      78,988
#   Cinemark Holdings, Inc......................................   176,196   7,409,042
#*  comScore, Inc...............................................     7,417      93,083
#   Consolidated Communications Holdings, Inc...................   762,374   3,933,850
*   Cumulus Media, Inc., Class A................................     1,202      21,780
*   DHI Group, Inc..............................................    91,883     280,243
    Emerald Expositions Events, Inc.............................    67,011     941,505
*   Emmis Communications Corp., Class A.........................    14,447      51,720
#   Entercom Communications Corp., Class A......................   799,633   5,501,475
    Entravision Communications Corp., Class A...................   598,591   1,717,956
    Eros International P.L.C....................................    30,155     261,745
#   EW Scripps Co. (The), Class A...............................   634,139  14,452,028
#*  Fluent, Inc.................................................     2,871      20,183
#*  Frontier Communications Corp................................   135,806     387,047
#   Gannett Co., Inc............................................ 1,264,580  11,798,531
#*  GCI Liberty, Inc., Class A..................................    83,539   4,980,595
*   Gray Television, Inc........................................   795,434  18,637,019
*   Harte-Hanks, Inc............................................    32,597     110,178
*   Hemisphere Media Group, Inc.................................    73,473   1,073,441
    IDT Corp., Class B..........................................    54,439     387,606
    IMAX Corp...................................................   203,415   4,959,258
*   Insignia Systems, Inc.......................................     9,134      12,331
#*  Iridium Communications, Inc.................................   431,557  11,850,555
    John Wiley & Sons, Inc., Class A............................   203,817   9,412,269
*   Liberty Latin America, Ltd., Class A........................   268,838   5,626,779
*   Liberty Latin America, Ltd., Class C........................   440,165   9,173,039
*   Liberty TripAdvisor Holdings, Inc., Class A.................   322,589   4,754,962
#   Lions Gate Entertainment Corp., Class A.....................   554,861   8,095,422
    Lions Gate Entertainment Corp., Class B.....................   581,044   7,902,198
*   Marchex, Inc., Class B......................................    90,516     431,761
    Marcus Corp. (The)..........................................   131,633   4,952,033
#*  McClatchy Co. (The), Class A................................    22,317      69,678
#*  Meet Group, Inc. (The)...................................... 1,286,557   7,153,257
#   Meredith Corp...............................................   357,352  21,083,768
#   New Media Investment Group, Inc.............................   489,996   5,238,057
    News Corp., Class A......................................... 2,356,496  29,267,680
    News Corp., Class B.........................................   775,952   9,691,640
    Nexstar Media Group, Inc., Class A..........................   328,957  38,504,417
#*  ORBCOMM, Inc................................................   209,206   1,514,651
*   Reading International, Inc., Class A........................   146,602   2,237,147
    Saga Communications, Inc., Class A..........................    20,482     657,063
    Salem Media Group, Inc......................................    80,085     165,776
#   Scholastic Corp.............................................   255,770  10,200,108
    Sinclair Broadcast Group, Inc., Class A.....................   252,545  11,564,036
    Spok Holdings, Inc..........................................   189,353   2,622,539
#*  TechTarget, Inc.............................................    44,086     735,795

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMUNICATION SERVICES -- (Continued)
    TEGNA, Inc..................................................   756,682 $ 12,046,377
    Telephone & Data Systems, Inc...............................   887,406   28,290,503
    Townsquare Media, Inc., Class A.............................   109,882      620,833
    Tribune Media Co., Class A..................................    52,266    2,414,689
*   Tribune Publishing Co.......................................    55,614      598,407
*   United States Cellular Corp.................................   245,507   11,808,887
#*  Urban One, Inc..............................................   253,179      486,104
#*  Yelp, Inc...................................................    64,969    2,602,658
*   Zedge, Inc., Class B........................................    17,667       36,836
*   Zynga, Inc., Class A........................................   910,804    5,155,151
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            373,777,192
                                                                           ------------
CONSUMER DISCRETIONARY -- (12.1%)
*   1-800-Flowers.com, Inc., Class A............................   486,858   10,365,207
    Aaron's, Inc................................................   461,627   25,708,008
#   Abercrombie & Fitch Co., Class A............................   687,078   20,536,761
#   Acushnet Holdings Corp......................................    24,050      606,301
#   Adient P.L.C................................................   523,980   12,103,938
*   Adtalem Global Education, Inc...............................   535,655   26,418,505
    AMCON Distributing Co.......................................       850       80,040
*   American Axle & Manufacturing Holdings, Inc................. 1,272,899   18,775,260
#   American Eagle Outfitters, Inc.............................. 1,477,980   35,146,364
#*  American Outdoor Brands Corp................................   733,047    7,220,513
*   American Public Education, Inc..............................   183,699    5,878,368
*   America's Car-Mart, Inc.....................................    98,670    9,773,263
    Aramark.....................................................   414,126   12,871,036
    Ark Restaurants Corp........................................    21,403      426,883
#*  Ascena Retail Group, Inc....................................   984,814    1,171,929
#*  Ascent Capital Group, Inc., Class A.........................    57,912       40,538
#*  At Home Group, Inc..........................................   237,930    5,588,976
#*  AutoNation, Inc.............................................   919,485   38,554,006
*   Barnes & Noble Education, Inc...............................   459,224    1,974,663
#   Barnes & Noble, Inc.........................................   993,060    4,995,092
    Bassett Furniture Industries, Inc...........................    86,945    1,544,143
    BBX Capital Corp............................................   136,336      755,301
*   Beazer Homes USA, Inc.......................................    57,448      763,484
#   Bed Bath & Beyond, Inc......................................   830,036   13,869,902
#   Big 5 Sporting Goods Corp...................................    30,819       81,054
#   Big Lots, Inc...............................................   169,696    6,305,903
#*  Biglari Holdings, Inc., Class A.............................       549      404,613
*   Biglari Holdings, Inc., Class B.............................     9,648    1,344,256
#*  Boot Barn Holdings, Inc.....................................   223,178    6,425,295
    BorgWarner, Inc.............................................   458,565   19,154,260
    Bowl America, Inc., Class A.................................    14,256      216,817
#   Boyd Gaming Corp............................................    50,714    1,459,549
    Brunswick Corp..............................................    81,205    4,158,508
#   Buckle, Inc. (The)..........................................       600       11,088
#*  Build-A-Bear Workshop, Inc..................................   171,062      957,947
    Caleres, Inc................................................   434,916   11,407,847
    Callaway Golf Co............................................ 1,074,867   18,874,665
    Capri Holdings, Ltd.........................................    71,101    3,134,132
*   Career Education Corp.......................................   135,368    2,456,929
    Carriage Services, Inc......................................   223,519    3,922,758
*   Carrols Restaurant Group, Inc...............................   265,179    2,601,406
    Cato Corp. (The), Class A...................................   205,631    3,117,366
*   Cavco Industries, Inc.......................................    67,613    8,436,074
#*  Century Casinos, Inc........................................     7,889       71,790
#*  Century Communities, Inc....................................   276,459    7,030,352
#   Chico's FAS, Inc............................................ 1,718,656    6,015,296

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Chuy's Holdings, Inc........................................   173,777 $ 3,456,425
    Citi Trends, Inc............................................   133,900   2,478,489
    Clarus Corp.................................................     1,859      24,948
#*  Conn's, Inc.................................................   254,961   6,595,841
#*  Container Store Group, Inc. (The)...........................    54,179     468,107
#   Cooper Tire & Rubber Co.....................................   675,715  20,176,850
*   Cooper-Standard Holdings, Inc...............................   174,609   8,847,438
    Core-Mark Holding Co., Inc..................................   328,861  11,954,097
*   Crocs, Inc..................................................   688,961  19,187,564
    CSS Industries, Inc.........................................    36,779     257,821
    Culp, Inc...................................................    85,330   1,750,972
    Dana, Inc...................................................   326,290   6,362,655
    DavidsTea, Inc..............................................     2,280       3,192
*   Deckers Outdoor Corp........................................   177,141  28,025,478
#*  Del Frisco's Restaurant Group, Inc..........................   233,131   1,561,978
*   Del Taco Restaurants, Inc...................................   473,272   4,756,384
*   Delta Apparel, Inc..........................................    36,448     877,303
#   Designer Brands, Inc........................................   803,439  17,876,518
#*  Destination Maternity Corp..................................    92,822     211,634
*   Destination XL Group, Inc...................................   170,773     360,331
#   Dick's Sporting Goods, Inc..................................   851,365  31,500,505
#   Dillard's, Inc., Class A....................................   274,611  18,797,123
#   Dine Brands Global, Inc.....................................    22,843   2,025,260
*   Dixie Group, Inc. (The).....................................     7,482       5,995
    Dover Motorsports, Inc......................................    17,605      38,027
#*  El Pollo Loco Holdings, Inc.................................   246,194   3,146,359
#*  Eldorado Resorts, Inc.......................................    29,899   1,476,114
*   Emerson Radio Corp..........................................    86,891     107,215
    Escalade, Inc...............................................    11,439     137,726
    Ethan Allen Interiors, Inc..................................   358,687   7,926,983
#*  Express, Inc................................................   730,633   2,688,729
    Extended Stay America, Inc..................................   396,026   7,092,826
#*  Fiesta Restaurant Group, Inc................................   308,003   3,899,318
    Flanigan's Enterprises, Inc.................................     2,672      66,626
    Flexsteel Industries, Inc...................................    58,955   1,276,965
    Foot Locker, Inc............................................   677,657  38,768,757
#*  Fossil Group, Inc...........................................   263,964   3,450,009
#*  Francesca's Holdings Corp...................................   530,304     366,811
#*  FTD Cos., Inc...............................................     7,109       5,101
#   GameStop Corp., Class A.....................................   460,109   3,979,943
    Gaming Partners International Corp..........................    13,313     182,921
#*  Genesco, Inc................................................   262,623  11,768,137
    Gentex Corp.................................................   856,588  19,727,222
*   Gentherm, Inc...............................................    64,333   2,725,146
#*  G-III Apparel Group, Ltd....................................   526,791  22,731,032
    Goodyear Tire & Rubber Co. (The)............................ 1,664,633  31,977,600
    Graham Holdings Co., Class B................................    48,146  35,793,181
*   Green Brick Partners, Inc...................................   126,495   1,130,865
#   Group 1 Automotive, Inc.....................................   163,563  12,808,619
#   Guess?, Inc.................................................   673,400  13,717,158
#*  Habit Restaurants, Inc. (The), Class A......................   144,777   1,543,323
    Hamilton Beach Brands Holding Co., Class A..................    63,692   1,152,825
#   Harley-Davidson, Inc........................................   197,057   7,336,432
#   Haverty Furniture Cos., Inc.................................   128,064   3,050,484
    Haverty Furniture Cos., Inc., Class A.......................       844      20,079
#*  Helen of Troy, Ltd..........................................   153,271  22,071,024
#*  Hibbett Sports, Inc.........................................   281,863   5,834,564
    Hooker Furniture Corp.......................................    92,627   2,761,211
#*  Horizon Global Corp.........................................   170,630     474,351

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Houghton Mifflin Harcourt Co................................ 1,860,070 $13,262,299
#   International Game Technology P.L.C.........................   564,174   8,253,866
*   J Alexander's Holdings, Inc.................................    71,728     788,291
#   J. Jill, Inc................................................   122,799     688,902
#*  JAKKS Pacific, Inc..........................................     4,060       4,385
#*  JC Penney Co., Inc..........................................     5,291       7,249
    Johnson Outdoors, Inc., Class A.............................    51,103   3,918,067
*   K12, Inc....................................................   395,016  11,897,882
    KB Home.....................................................   196,598   5,093,854
#*  Kirkland's, Inc.............................................   158,964     934,708
#*  Lakeland Industries, Inc....................................    56,298     714,422
#*  Lands' End, Inc.............................................    15,812     276,868
*   Laureate Education, Inc., Class A...........................   120,407   1,895,206
    La-Z-Boy, Inc...............................................   569,255  18,671,564
#   LCI Industries..............................................     7,757     681,452
*   Leaf Group, Ltd.............................................    33,137     278,019
    Lear Corp...................................................     5,702     815,386
#*  LGI Homes, Inc..............................................    38,288   2,653,741
#*  Libbey, Inc.................................................   207,225     518,063
*   Liberty Expedia Holdings, Inc., Class A.....................   435,397  20,211,129
#   Liberty Tax, Inc............................................    38,369     345,321
    Lifetime Brands, Inc........................................    63,565     601,325
*   Lincoln Educational Services Corp...........................    11,206      34,066
*   Liquidity Services, Inc.....................................   300,703   2,041,773
#   Lithia Motors, Inc., Class A................................   164,553  18,680,057
#*  Luby's, Inc.................................................   118,805     172,267
#*  Lumber Liquidators Holdings, Inc............................    76,237   1,007,853
*   M/I Homes, Inc..............................................   154,973   4,365,589
    Macy's, Inc................................................. 1,331,419  31,341,603
#*  MarineMax, Inc..............................................   211,573   3,658,097
    Marriott Vacations Worldwide Corp...........................   402,103  42,474,140
    MDC Holdings, Inc...........................................   429,493  13,125,306
>>  Media General, Inc. Contingent Value Rights.................   654,085      25,640
#*  Meritage Homes Corp.........................................   267,052  13,659,710
*   Modine Manufacturing Co.....................................   426,212   6,303,675
*   Monarch Casino & Resort, Inc................................    13,813     589,677
#   Monro, Inc..................................................    76,642   6,424,899
#*  Motorcar Parts of America, Inc..............................   268,027   5,537,438
    Movado Group, Inc...........................................    96,220   3,430,243
#*  Murphy USA, Inc.............................................    17,538   1,498,973
#*  National Vision Holdings, Inc...............................     4,459     120,393
*   Nautilus, Inc...............................................   232,998   1,246,539
#*  New Home Co., Inc. (The)....................................    60,921     280,846
#   Newell Brands, Inc..........................................   136,497   1,962,827
    Office Depot, Inc...........................................   792,641   1,902,338
#   Oxford Industries, Inc......................................    42,083   3,495,414
    P&F Industries, Inc., Class A...............................     1,458      12,021
#*  Party City Holdco, Inc......................................   298,917   2,002,744
    Peak Resorts, Inc...........................................       706       3,099
#   Penske Automotive Group, Inc................................   609,005  27,965,510
*   Playa Hotels & Resorts NV...................................    55,312     442,496
#*  Potbelly Corp...............................................   308,137   2,742,419
    PulteGroup, Inc............................................. 1,453,321  45,721,479
    PVH Corp....................................................   108,838  14,039,014
*   Qurate Retail, Inc..........................................   441,043   7,519,783
    RCI Hospitality Holdings, Inc...............................    70,584   1,607,198
*   Red Lion Hotels Corp........................................   211,948   1,678,628
#*  Red Robin Gourmet Burgers, Inc..............................   177,030   5,670,271
*   Regis Corp..................................................   389,144   7,284,776

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Rocky Brands, Inc...........................................    49,064 $    1,251,623
#   RTW RetailWinds, Inc........................................   368,167        854,147
*   Rubicon Project, Inc. (The).................................   496,881      3,175,070
#*  Sequential Brands Group, Inc................................    13,331         12,393
*   Shiloh Industries, Inc......................................   301,482      1,724,477
#   Shoe Carnival, Inc..........................................   109,362      3,899,849
*   Shutterfly, Inc.............................................    44,750      1,961,392
#   Signet Jewelers, Ltd........................................   628,674     14,572,663
*   Skechers U.S.A., Inc., Class A..............................    52,617      1,665,854
    Skyline Champion Corp.......................................   101,168      2,135,656
#   Sonic Automotive, Inc., Class A.............................   350,784      7,096,360
    Speedway Motorsports, Inc...................................   243,545      4,469,051
#   Stage Stores, Inc...........................................     6,185          6,432
#*  Stamps.com, Inc.............................................    10,744        921,835
    Standard Motor Products, Inc................................   239,463     11,965,966
#*  Stein Mart, Inc.............................................    80,602         74,420
*   Stoneridge, Inc.............................................   265,743      8,352,302
    Strattec Security Corp......................................    26,168        792,629
    Superior Group of Cos, Inc..................................    59,825      1,001,470
#   Superior Industries International, Inc......................   383,919      1,900,399
*   Sypris Solutions, Inc.......................................     7,617          7,617
*   Tandy Leather Factory, Inc..................................    74,640        441,869
*   Taylor Morrison Home Corp., Class A......................... 1,141,584     22,101,066
    Tenneco, Inc., Class A......................................   220,514      4,833,667
#   Thor Industries, Inc........................................   256,818     16,916,602
    Tile Shop Holdings, Inc.....................................   709,390      3,447,635
    Tilly's, Inc., Class A......................................   160,611      1,888,785
    Toll Brothers, Inc.......................................... 1,774,310     67,601,211
*   TopBuild Corp...............................................   187,598     13,362,606
    Tower International, Inc....................................   216,057      5,042,770
*   Trans World Entertainment Corp..............................    11,939          4,299
*   TravelCenters of America LLC................................   194,239        778,898
#*  TRI Pointe Group, Inc....................................... 1,814,853     23,683,832
#*  Tuesday Morning Corp........................................   185,667        417,751
*   Unifi, Inc..................................................   141,307      2,854,401
*   Universal Electronics, Inc..................................   118,957      4,526,314
*   Universal Technical Institute, Inc..........................    32,013        108,524
#*  Urban Outfitters, Inc.......................................   663,171     19,716,074
*   Vera Bradley, Inc...........................................   531,796      6,530,455
#*  Vista Outdoor, Inc..........................................   706,320      6,095,542
#*  Vitamin Shoppe, Inc.........................................   185,769      1,166,629
*   VOXX International Corp.....................................   223,311        973,636
    Weyco Group, Inc............................................    46,961      1,611,232
#*  William Lyon Homes, Class A.................................    80,584      1,358,646
#   Winnebago Industries, Inc...................................   366,500     12,963,105
*   ZAGG, Inc...................................................   178,456      1,470,477
    Zovio, Inc..................................................   262,847      1,582,339
#*  Zumiez, Inc.................................................   203,754      5,425,969
                                                                           --------------
TOTAL CONSUMER DISCRETIONARY....................................            1,488,879,716
                                                                           --------------
CONSUMER STAPLES -- (3.9%)
#   Alico, Inc..................................................    39,430      1,095,365
    Andersons, Inc. (The).......................................   226,989      7,422,540
#   B&G Foods, Inc..............................................    31,400        816,400
#*  Bridgford Foods Corp........................................     1,732         48,496
    Bunge, Ltd..................................................   510,636     26,762,433
#   Cal-Maine Foods, Inc........................................    70,235      2,887,361
    Casey's General Stores, Inc.................................    79,181     10,479,605
#*  Central Garden & Pet Co.....................................    96,568      2,605,405

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER STAPLES -- (Continued)
*   Central Garden & Pet Co., Class A...........................   275,305 $  6,739,466
#*  Chefs' Warehouse, Inc. (The)................................   189,365    6,188,448
#*  Coffee Holding Co., Inc.....................................    13,332       67,860
#   Coty, Inc., Class A......................................... 3,378,933   36,560,055
#*  Craft Brew Alliance, Inc....................................   247,357    3,490,207
*   Darling Ingredients, Inc.................................... 1,440,563   31,418,679
#   Dean Foods Co...............................................   355,313      604,032
*   Edgewell Personal Care Co...................................   452,330   18,649,566
#*  elf Beauty Inc..............................................    17,913      229,107
#*  Farmer Brothers Co..........................................   148,370    2,991,139
    Fresh Del Monte Produce, Inc................................   348,531   10,285,150
#*  Hostess Brands, Inc.........................................   726,236    9,731,562
    Ingles Markets, Inc., Class A...............................   123,443    3,388,510
    Ingredion, Inc..............................................   254,136   24,079,386
    Inter Parfums, Inc..........................................   126,456    9,166,796
    John B. Sanfilippo & Son, Inc...............................    73,385    5,291,792
#*  Landec Corp.................................................   196,371    2,063,859
#*  Lifeway Foods, Inc..........................................   191,300      399,817
#   Limoneira Co................................................    57,653    1,316,795
    Mannatech, Inc..............................................     8,418      151,187
*   Natural Alternatives International, Inc.....................    42,078      547,435
#*  Natural Grocers by Vitamin Cottage, Inc.....................   161,009    1,993,291
#   Natural Health Trends Corp..................................     3,000       34,680
*   Nature's Sunshine Products, Inc.............................     4,308       38,772
    Oil-Dri Corp. of America....................................    35,721    1,136,285
*   Performance Food Group Co...................................   144,239    5,906,587
*   Pilgrim's Pride Corp........................................   213,444    5,743,778
*   Post Holdings, Inc..........................................   611,801   68,998,917
    PriceSmart, Inc.............................................    63,523    3,799,311
#*  Pyxus International, Inc....................................    69,042    1,576,229
#   Sanderson Farms, Inc........................................   256,548   38,900,373
#   Seaboard Corp...............................................     2,751   12,367,341
*   Seneca Foods Corp., Class A.................................    61,893    1,531,852
*   Seneca Foods Corp., Class B.................................       189        4,617
*   Simply Good Foods Co. (The).................................    15,226      341,976
#*  Smart & Final Stores, Inc...................................   478,222    3,122,790
    SpartanNash Co..............................................   280,678    4,538,563
#   Spectrum Brands Holdings, Inc...............................    71,587    4,407,612
#*  TreeHouse Foods, Inc........................................   442,641   29,648,094
#*  United Natural Foods, Inc...................................   316,003    4,082,759
    Universal Corp..............................................   233,911   12,598,447
*   US Foods Holding Corp....................................... 1,326,779   48,493,773
#   Village Super Market, Inc., Class A.........................    69,976    2,055,895
#   Weis Markets, Inc...........................................   184,257    7,748,007
                                                                           ------------
TOTAL CONSUMER STAPLES..........................................            484,548,402
                                                                           ------------
ENERGY -- (7.6%)
    Adams Resources & Energy, Inc...............................    26,965      974,785
#*  Alta Mesa Resources, Inc., Class A..........................   197,362       43,420
#*  Antero Resources Corp....................................... 1,953,712   14,164,412
#*  Approach Resources, Inc.....................................    43,300       14,800
#   Arch Coal, Inc., Class A....................................   170,509   16,535,963
    Archrock, Inc...............................................   750,786    7,590,446
    Ardmore Shipping Corp.......................................   185,277    1,293,233
*   Aspen Aerogels, Inc.........................................    34,371      140,577
*   Barnwell Industries, Inc....................................    21,188       28,193
#*  Basic Energy Services, Inc..................................    45,828      115,487
    Berry Petroleum Corp........................................     5,234       59,458
#*  Bonanza Creek Energy, Inc...................................   229,167    5,516,050

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
ENERGY -- (Continued)
#*  Bristow Group, Inc..........................................   463,913 $   234,276
*   C&J Energy Services, Inc....................................   194,739   2,736,083
#*  Callon Petroleum Co......................................... 2,290,885  17,204,546
#*  CARBO Ceramics, Inc.........................................     2,150       5,848
#*  Carrizo Oil & Gas, Inc......................................   266,612   3,417,966
#*  Centennial Resource Development, Inc., Class A.............. 1,035,443  10,903,215
#*  Chaparral Energy, Inc., Class A.............................    23,630     164,465
#*  Chesapeake Energy Corp......................................   856,982   2,493,818
    Cimarex Energy Co...........................................   212,667  14,601,716
#*  Clean Energy Fuels Corp..................................... 1,847,461   5,801,028
#*  Cloud Peak Energy, Inc......................................   162,672       9,842
*   CNX Resources Corp.......................................... 2,718,784  24,360,305
*   CONSOL Energy, Inc..........................................   234,795   7,959,550
#*  Contango Oil & Gas Co.......................................   366,178   1,105,858
*   Dawson Geophysical Co.......................................   309,732     867,250
#   Delek US Holdings, Inc......................................   623,355  23,101,536
#*  Denbury Resources, Inc...................................... 3,170,336   7,069,849
    DHT Holdings, Inc........................................... 1,235,005   6,582,577
#*  Diamond Offshore Drilling, Inc..............................   242,236   2,352,112
    DMC Global, Inc.............................................    14,215     985,099
*   Dorian LPG, Ltd.............................................   324,314   2,600,998
#*  Dril-Quip, Inc..............................................   485,553  21,150,689
#*  Earthstone Energy, Inc., Class A............................    50,422     337,827
#   EnLink Midstream LLC........................................ 1,470,784  17,193,465
    Ensco Rowan P.L.C., Class A................................. 1,695,710  23,689,069
#*  EP Energy Corp., Class A....................................     5,199       1,479
*   Era Group, Inc..............................................   151,433   1,459,814
    Evolution Petroleum Corp....................................    15,286     107,461
*   Exterran Corp...............................................   219,807   3,125,656
#*  Extraction Oil & Gas, Inc...................................   514,008   2,415,838
#*  Forum Energy Technologies, Inc.............................. 1,479,173   8,845,455
    Frank's International NV....................................   319,261   1,864,484
    GasLog, Ltd.................................................   399,042   6,237,026
*   Geospace Technologies Corp..................................   206,918   2,783,047
#*  Goodrich Petroleum Corp.....................................     2,230      30,529
#   Green Plains, Inc...........................................   427,042   7,417,720
*   Gulf Island Fabrication, Inc................................   108,721     935,001
#*  Gulfport Energy Corp........................................   866,093   5,672,909
#*  Halcon Resources Corp.......................................   456,370     593,281
    Hallador Energy Co..........................................   129,075     666,027
*   Helix Energy Solutions Group, Inc........................... 1,502,932  11,752,928
    Helmerich & Payne, Inc......................................   580,651  33,979,697
#*  HighPoint Resources Corp....................................   704,596   1,930,593
    HollyFrontier Corp..........................................   132,896   6,343,126
#*  Hornbeck Offshore Services, Inc.............................     2,386       3,102
#*  Independence Contract Drilling, Inc.........................   162,315     459,351
#*  International Seaways, Inc..................................   212,556   3,787,748
#*  Jagged Peak Energy, Inc.....................................   111,165   1,175,014
*   Keane Group, Inc............................................   365,994   3,839,277
#*  KLX Energy Services Holdings, Inc...........................   223,369   6,265,500
#   Kosmos Energy, Ltd.......................................... 1,427,199   9,547,961
#*  Laredo Petroleum, Inc.......................................   878,893   2,654,257
*   Lonestar Resources US, Inc., Class A........................   104,178     414,628
#   Mammoth Energy Services, Inc................................    72,554   1,131,117
#*  Matador Resources Co........................................   545,584  10,742,549
*   Matrix Service Co...........................................   249,710   4,896,813
#*  McDermott International, Inc................................ 1,691,388  13,683,329
*   Midstates Petroleum Co., Inc................................   113,377   1,447,824
*   Mitcham Industries, Inc.....................................   115,408     430,472

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
ENERGY -- (Continued)
#   Montage Resources Corp......................................    92,629 $ 1,030,034
    Murphy Oil Corp............................................. 1,787,848  48,700,979
#   Nabors Industries, Ltd...................................... 2,531,628   8,860,698
    NACCO Industries, Inc., Class A.............................    43,943   1,796,829
*   Natural Gas Services Group, Inc.............................    87,284   1,402,654
#*  NCS Multistage Holdings, Inc................................    92,477     367,134
#*  Newpark Resources, Inc...................................... 1,026,894   7,496,326
*   Nine Energy Service, Inc....................................    13,998     281,780
    Noble Corp. P.L.C........................................... 3,344,123   8,795,043
*   Northern Oil and Gas, Inc...................................    83,176     220,416
#*  Oasis Petroleum, Inc........................................ 2,444,418  14,910,950
*   Oceaneering International, Inc.............................. 1,297,418  24,910,426
#*  Oil States International, Inc...............................   412,537   7,970,215
*   Overseas Shipholding Group, Inc., Class A...................   364,677     663,712
*   Pacific Ethanol, Inc........................................     6,939       7,563
    Panhandle Oil and Gas, Inc., Class A........................    87,505   1,312,575
#*  Par Pacific Holdings, Inc...................................    94,500   1,846,530
*   Parsley Energy, Inc., Class A............................... 1,487,885  29,698,185
    Patterson-UTI Energy, Inc................................... 2,324,987  31,596,573
    PBF Energy, Inc., Class A................................... 1,340,975  45,029,940
#*  PDC Energy, Inc.............................................   519,022  22,572,267
    Peabody Energy Corp.........................................   994,713  28,617,893
#*  Penn Virginia Corp..........................................    71,605   3,215,064
#*  Pioneer Energy Services Corp................................   819,941   1,426,697
*   PrimeEnergy Resources Corp..................................       602      83,076
#*  Profire Energy, Inc.........................................    31,100      49,138
*   ProPetro Holding Corp.......................................   205,270   4,542,625
*   QEP Resources, Inc.......................................... 2,260,716  17,000,584
#   Range Resources Corp........................................ 2,056,484  18,590,615
#*  Renewable Energy Group, Inc.................................   438,110  10,567,213
*   REX American Resources Corp.................................    48,898   4,132,370
#*  RigNet, Inc.................................................   142,853   1,341,390
#*  Ring Energy, Inc............................................   278,895   1,444,676
*   Roan Resources, Inc.........................................     2,549      14,453
#   RPC, Inc....................................................   162,446   1,671,569
*   SandRidge Energy, Inc.......................................   118,473     990,434
    Scorpio Tankers, Inc........................................   252,011   6,496,844
#*  SEACOR Holdings, Inc........................................   168,002   7,482,809
*   SEACOR Marine Holdings, Inc.................................   188,803   2,563,945
#*  Select Energy Services, Inc., Class A.......................   217,359   2,503,976
#   SemGroup Corp., Class A.....................................   122,676   1,602,149
    Ship Finance International, Ltd.............................   369,751   4,718,023
*   SilverBow Resources, Inc....................................    35,040     635,626
#   SM Energy Co................................................ 1,196,374  19,058,238
#*  Smart Sand, Inc.............................................   181,565     713,550
#*  Southwestern Energy Co...................................... 4,727,918  18,675,276
#*  SRC Energy, Inc............................................. 1,963,238  12,073,914
*   Superior Energy Services, Inc...............................   347,839   1,248,742
*   Talos Energy, Inc...........................................    68,674   2,039,618
    Teekay Corp.................................................    28,347     117,924
    Teekay Tankers, Ltd., Class A...............................    10,427      11,365
#*  TETRA Technologies, Inc..................................... 1,339,756   3,188,619
#*  Tidewater, Inc..............................................    70,677   1,590,232
#*  Transocean, Ltd............................................. 1,195,342   9,395,388
*   Unit Corp...................................................   445,659   6,043,136
#   US Silica Holdings, Inc.....................................   351,609   5,562,454
*   VAALCO Energy, Inc..........................................     6,071      14,024
#*  Whiting Petroleum Corp......................................   662,779  18,153,517
    World Fuel Services Corp....................................   598,557  18,465,483

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
ENERGY -- (Continued)
*   WPX Energy, Inc............................................. 2,817,522 $ 39,135,381
                                                                           ------------
TOTAL ENERGY....................................................            934,695,683
                                                                           ------------
FINANCIALS -- (25.3%)...........................................
#   1st Constitution Bancorp....................................     1,062       19,944
    1st Source Corp.............................................   193,100    9,042,873
*   Allegiance Bancshares, Inc..................................    55,577    1,921,297
*   A-Mark Precious Metals, Inc.................................    73,810      831,101
#*  Ambac Financial Group, Inc..................................   220,093    4,115,739
    American Equity Investment Life Holding Co..................   732,255   21,535,620
    American National Bankshares, Inc...........................    51,900    1,962,858
    American National Insurance Co..............................   100,001   11,329,113
    American River Bankshares...................................    15,196      194,661
#   Ameris Bancorp..............................................   208,825    7,613,760
#   AmeriServ Financial, Inc....................................   107,748      444,999
    Argo Group International Holdings, Ltd......................   252,496   19,712,363
    Arrow Financial Corp........................................    66,370    2,233,351
    Associated Banc-Corp........................................ 1,683,926   38,208,281
    Assurant, Inc...............................................   608,872   57,842,840
    Assured Guaranty, Ltd....................................... 1,413,881   67,442,124
*   Asta Funding, Inc...........................................     7,105       33,145
*   Athene Holding, Ltd., Class A...............................   384,568   17,367,091
    Atlantic American Corp......................................       864        2,125
*   Atlantic Capital Bancshares, Inc............................   142,477    2,484,799
*   Atlanticus Holdings Corp....................................    64,328      225,791
#*  Atlas Financial Holdings, Inc...............................   101,465      129,875
#   Auburn National Bancorporation, Inc.........................       692       24,753
    Axis Capital Holdings, Ltd..................................   391,164   22,237,673
#*  Axos Financial, Inc.........................................   195,509    6,397,054
#   Banc of California, Inc.....................................   380,046    5,514,467
    BancFirst Corp..............................................   117,885    6,648,714
*   Bancorp of New Jersey, Inc..................................       551        7,416
*   Bancorp, Inc. (The).........................................   747,873    7,635,783
#   BancorpSouth Bank...........................................   370,241   11,284,946
    Bank of Commerce Holdings...................................    56,623      612,661
    Bank of Marin Bancorp.......................................    79,023    3,346,624
    Bank OZK....................................................   685,713   22,388,529
    BankFinancial Corp..........................................   116,939    1,755,254
    BankUnited, Inc.............................................   432,773   15,830,836
#   Bankwell Financial Group, Inc...............................    19,408      591,750
    Banner Corp.................................................   281,635   14,932,288
    Bar Harbor Bankshares.......................................    37,039      973,385
*   Baycom Corp.................................................    10,829      249,608
    BCB Bancorp, Inc............................................    62,795      830,150
#   Berkshire Hills Bancorp, Inc................................   446,859   13,401,301
*   Blucora, Inc................................................   302,397   10,583,895
    Blue Capital Reinsurance Holdings, Ltd......................    36,934      274,789
    Boston Private Financial Holdings, Inc......................   820,163    9,390,866
    Bridge Bancorp, Inc.........................................   120,654    3,739,067
    Brookline Bancorp, Inc......................................   683,660   10,289,083
    Bryn Mawr Bank Corp.........................................   158,752    6,046,864
    C&F Financial Corp..........................................    16,845      816,983
#   Cadence BanCorp.............................................   681,011   15,493,000
    California First National Bancorp...........................     4,450       68,419
#   Cambridge Bancorp...........................................       454       38,068
    Camden National Corp........................................    97,917    4,306,390
*   Cannae Holdings, Inc........................................   230,455    5,915,780
    Capital City Bank Group, Inc................................    88,855    2,038,334
    Capitol Federal Financial, Inc.............................. 1,652,409   22,803,244

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Capstar Financial Holdings, Inc.............................     1,760 $    27,262
    Carolina Financial Corp.....................................    93,896   3,388,707
    CBTX, Inc...................................................       259       8,210
    CenterState Banks Corp......................................   397,393   9,807,659
    Central Pacific Financial Corp..............................   205,416   6,164,534
    Central Valley Community Bancorp............................    31,897     652,613
    Century Bancorp, Inc., Class A..............................    16,538   1,516,038
#   Chemical Financial Corp.....................................   547,499  24,051,631
    Chemung Financial Corp......................................     3,381     160,192
    CIT Group, Inc..............................................   700,495  37,315,369
    Citizens & Northern Corp....................................    39,170   1,110,470
#   Citizens Community Bancorp, Inc.............................     6,617      77,816
    Citizens Holding Co.........................................     1,603      34,497
#*  Citizens, Inc...............................................    82,571     558,180
#   City Holding Co.............................................    56,578   4,491,162
    Civista Bancshares, Inc.....................................    35,665     784,630
    CNB Financial Corp..........................................    86,574   2,465,628
    CNO Financial Group, Inc.................................... 1,174,038  19,430,329
    Codorus Valley Bancorp, Inc.................................    20,990     444,148
    Columbia Banking System, Inc................................   460,921  17,302,974
#   Community Bank System, Inc..................................   260,985  17,345,063
    Community Bankers Trust Corp................................     7,300      57,524
#   Community Financial Corp. (The).............................     1,101      33,713
    Community Trust Bancorp, Inc................................   139,942   5,912,550
    Community West Bancshares...................................     5,040      51,358
    ConnectOne Bancorp, Inc.....................................   266,298   5,813,285
#*  Consumer Portfolio Services, Inc............................   259,664     914,017
#*  Cowen, Inc..................................................   149,350   2,501,613
#*  Customers Bancorp, Inc......................................   418,834   9,486,590
#   CVB Financial Corp..........................................   167,828   3,641,868
    Dime Community Bancshares, Inc..............................   404,195   8,144,529
    Donegal Group, Inc., Class A................................   198,394   2,678,319
    Eagle Bancorp Montana, Inc..................................       600      10,200
#*  Eagle Bancorp, Inc..........................................   130,578   7,215,740
*   eHealth, Inc................................................     1,083      65,781
    EMC Insurance Group, Inc....................................   118,313   3,799,030
    Employers Holdings, Inc.....................................   314,147  13,483,189
#*  Encore Capital Group, Inc...................................   220,929   6,243,454
*   Enova International, Inc....................................   302,349   8,293,433
    Enstar Group, Ltd...........................................    75,639  13,407,769
*   Entegra Financial Corp......................................     1,632      48,144
    Enterprise Bancorp, Inc.....................................    27,953     886,949
    Enterprise Financial Services Corp..........................    27,118   1,153,600
*   Equity Bancshares, Inc., Class A............................    84,599   2,221,570
    ESSA Bancorp, Inc...........................................    35,707     546,674
    Evans Bancorp, Inc..........................................    14,996     550,953
#*  EZCORP, Inc., Class A.......................................   524,943   5,706,130
    Farmers National Banc Corp..................................   118,448   1,704,467
    FB Financial Corp...........................................    23,727     871,730
    FBL Financial Group, Inc., Class A..........................   154,237   9,635,185
    Federal Agricultural Mortgage Corp., Class A................       300      21,270
    Federal Agricultural Mortgage Corp., Class C................    75,446   5,770,110
    FedNat Holding Co...........................................   146,134   2,377,600
    Fidelity Southern Corp......................................   284,304   8,276,089
    Fifth Third Bancorp.........................................   530,294  15,283,073
    Financial Institutions, Inc.................................   144,850   3,983,375
*   First Acceptance Corp.......................................    86,504     103,805
    First American Financial Corp...............................   291,792  16,649,652
    First Bancorp...............................................   143,325   5,433,451

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    First BanCorp............................................... 1,946,835 $21,999,236
    First Bancorp, Inc..........................................    66,655   1,787,021
    First Bancshares, Inc. (The)................................    26,967     832,741
#   First Bank..................................................    34,936     398,620
    First Busey Corp............................................   184,434   4,765,775
    First Business Financial Services, Inc......................    35,928     827,422
    First Choice Bancorp........................................     1,216      25,852
    First Commonwealth Financial Corp...........................   794,506  10,813,227
    First Community Bancshares, Inc.............................   129,758   4,510,388
#   First Community Corp........................................       463       8,700
    First Defiance Financial Corp...............................   152,930   4,512,964
#   First Financial Bancorp..................................... 1,003,351  25,184,110
    First Financial Corp........................................    42,280   1,740,668
    First Financial Northwest, Inc..............................    91,175   1,525,358
    First Foundation, Inc.......................................   255,917   3,636,581
    First Hawaiian, Inc.........................................   201,125   5,561,106
    First Horizon National Corp................................. 1,311,894  19,796,480
    First Internet Bancorp......................................    59,249   1,296,961
    First Interstate BancSystem, Inc., Class A..................   359,545  15,194,372
    First Merchants Corp........................................   317,536  11,644,045
    First Mid Bancshares, Inc...................................    27,908     962,547
    First Midwest Bancorp, Inc.................................. 1,199,894  25,761,724
    First Northwest Bancorp.....................................       600       9,768
    First of Long Island Corp. (The)............................    86,086   2,003,221
    First United Corp...........................................     7,956     150,528
    Flagstar Bancorp, Inc.......................................   531,202  18,990,472
    Flushing Financial Corp.....................................   244,245   5,519,937
#   FNB Corp.................................................... 2,245,777  27,241,275
#   Franklin Financial Network, Inc.............................   132,441   3,661,994
    FS Bancorp, Inc.............................................    15,596     806,157
#   Fulton Financial Corp....................................... 1,748,863  30,167,887
#   GAIN Capital Holdings, Inc..................................   251,438   1,325,078
#   GAMCO Investors, Inc., Class A..............................     4,254      92,227
#*  Genworth Financial, Inc., Class A...........................   548,416   2,078,497
#   German American Bancorp, Inc................................    95,131   2,839,660
    Global Indemnity, Ltd.......................................    88,256   2,718,285
    Great Southern Bancorp, Inc.................................   122,188   7,080,795
    Great Western Bancorp, Inc..................................   567,609  19,962,809
    Greenlight Capital Re, Ltd., Class A........................   301,169   3,608,005
    Guaranty Bancshares, Inc....................................     9,060     254,314
    Guaranty Federal Bancshares, Inc............................       348       7,907
*   Hallmark Financial Services, Inc............................   134,521   1,544,301
    Hancock Whitney Corp........................................   733,901  32,100,830
    Hanmi Financial Corp........................................   384,421   9,118,466
    Hanover Insurance Group, Inc. (The).........................   242,014  29,189,309
*   HarborOne Bancorp, Inc......................................    48,280     903,802
    Hawthorn Bancshares, Inc....................................       650      15,282
#   HCI Group, Inc..............................................    97,933   4,173,904
#   Heartland Financial USA, Inc................................   175,126   7,863,157
    Heritage Commerce Corp......................................   373,831   4,680,364
#   Heritage Financial Corp.....................................   237,083   7,176,502
#   Heritage Insurance Holdings, Inc............................   160,738   2,192,466
    Hilltop Holdings, Inc.......................................   734,484  15,446,199
    Hingham Institution for Savings.............................     1,714     317,107
*   HMN Financial, Inc..........................................     4,634     102,643
    Home Bancorp, Inc...........................................    23,436     858,695
#   Home BancShares, Inc........................................   211,135   4,051,681
*   HomeStreet, Inc.............................................   272,387   7,664,970
    HomeTrust Bancshares, Inc...................................    52,143   1,322,346

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
#   Hope Bancorp, Inc........................................... 1,639,256 $23,047,939
    HopFed Bancorp, Inc.........................................    13,170     257,342
    Horace Mann Educators Corp..................................   294,623  11,366,555
    Horizon Bancorp, Inc........................................   295,583   4,809,135
#*  Howard Bancorp, Inc.........................................    30,589     459,753
    IBERIABANK Corp.............................................   484,413  38,510,833
#*  Impac Mortgage Holdings, Inc................................     3,100      10,664
    Independence Holding Co.....................................    14,368     550,007
#   Independent Bank Corp.......................................   193,732  15,543,118
    Independent Bank Corp.......................................    74,409   1,602,026
    Independent Bank Group, Inc.................................   239,316  13,641,012
    International Bancshares Corp...............................   744,399  30,870,227
*   INTL. FCStone, Inc..........................................   154,773   6,277,593
    Invesco, Ltd................................................ 1,333,852  29,304,728
    Investar Holding Corp.......................................       532      12,385
    Investors Bancorp, Inc...................................... 3,443,442  40,460,443
    Investors Title Co..........................................    10,039   1,695,788
    James River Group Holdings, Ltd.............................    81,119   3,424,844
    Janus Henderson Group P.L.C................................. 1,380,602  34,611,692
    Kearny Financial Corp.......................................   719,238  10,069,332
    Kemper Corp.................................................   424,596  38,162,688
    Kentucky First Federal Bancorp..............................     2,420      18,477
    Kingstone Cos., Inc.........................................    63,668     739,185
    Lake Shore Bancorp, Inc.....................................       406       6,110
    Lakeland Bancorp, Inc.......................................   269,231   4,458,465
    Landmark Bancorp, Inc.......................................     1,360      33,701
    LCNB Corp...................................................     1,207      20,519
    LegacyTexas Financial Group, Inc............................   375,754  15,060,220
    Legg Mason, Inc............................................. 1,154,213  38,608,425
#*  LendingClub Corp............................................   932,113   2,964,119
#   Level One Bancorp, Inc......................................       949      23,507
#   Live Oak Bancshares, Inc....................................   125,811   2,197,918
    Luther Burbank Corp.........................................     2,376      25,019
    Macatawa Bank Corp..........................................   271,049   2,797,226
    Mackinac Financial Corp.....................................    28,040     439,948
    Maiden Holdings, Ltd........................................   950,539     621,177
*   Malvern Bancorp, Inc........................................     1,318      27,928
#   Manning & Napier, Inc.......................................   242,400     496,920
    Marlin Business Services Corp...............................   100,487   2,189,612
#*  MBIA, Inc...................................................   630,156   6,093,609
    MBT Financial Corp..........................................   118,527   1,190,011
    Mercantile Bank Corp........................................   116,576   3,940,269
    Merchants Bancorp...........................................     4,900     118,482
#   Mercury General Corp........................................   255,554  13,743,694
    Meridian Bancorp, Inc.......................................   323,658   5,573,391
#   Meta Financial Group, Inc...................................   287,171   7,397,525
    Midland States Bancorp, Inc.................................    55,095   1,477,648
#   MidSouth Bancorp, Inc.......................................   127,546   1,513,971
    MidWestOne Financial Group, Inc.............................    36,666   1,033,248
#*  Mr Cooper Group, Inc........................................   247,760   2,130,736
    MutualFirst Financial, Inc..................................    34,937   1,044,267
    National Bank Holdings Corp., Class A.......................   255,252   9,760,836
#   National Bankshares, Inc....................................     3,945     166,834
    National General Holdings Corp..............................   540,346  13,319,529
#   National Security Group, Inc. (The).........................     2,423      28,591
    National Western Life Group, Inc., Class A..................    19,229   5,128,759
    Navient Corp................................................ 2,590,103  34,992,292
    Navigators Group, Inc. (The)................................   179,201  12,533,318
#   NBT Bancorp, Inc............................................   291,172  11,070,359

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Nelnet, Inc., Class A.......................................   291,091 $16,897,833
#   New York Community Bancorp, Inc............................. 4,178,802  48,599,479
>>  NewStar Financial, Inc......................................   289,581      28,176
*   Nicholas Financial, Inc.....................................    44,982     399,440
*   Nicolet Bankshares, Inc.....................................    23,227   1,418,008
*   NMI Holdings, Inc., Class A.................................   411,235  11,547,479
#   Northeast Bancorp...........................................    40,275     882,828
    Northeast Community Bancorp, Inc............................     9,687     108,979
#   Northfield Bancorp, Inc.....................................   457,525   6,862,875
    Northrim BanCorp, Inc.......................................    56,490   2,004,830
#   Northwest Bancshares, Inc...................................   968,169  16,875,186
    Norwood Financial Corp......................................     1,152      37,071
    OceanFirst Financial Corp...................................   230,961   5,815,598
#*  Ocwen Financial Corp........................................   513,972     868,613
    OFG Bancorp.................................................   392,539   7,921,437
    Ohio Valley Banc Corp.......................................     3,595     135,100
    Old Line Bancshares, Inc....................................    54,666   1,366,650
#   Old National Bancorp........................................ 1,622,148  27,706,288
    Old Republic International Corp............................. 2,061,820  46,102,295
    Old Second Bancorp, Inc.....................................   307,386   4,072,865
*   On Deck Capital, Inc........................................   829,209   4,527,481
    OneMain Holdings, Inc.......................................   534,378  18,152,821
    Oppenheimer Holdings, Inc., Class A.........................    60,715   1,593,769
    Opus Bank...................................................   184,827   4,042,166
#   Origin Bancorp, Inc.........................................       774      26,966
#   Oritani Financial Corp......................................   532,121   9,232,299
    Orrstown Financial Services, Inc............................    11,404     236,519
    Pacific Premier Bancorp, Inc................................   311,285   9,049,055
#   PacWest Bancorp............................................. 1,302,222  51,502,880
#   Park National Corp..........................................    12,652   1,235,847
    Parke Bancorp, Inc..........................................     6,589     150,756
    PCSB Financial Corp.........................................    14,495     276,130
    Peapack Gladstone Financial Corp............................   174,641   5,052,364
    Penns Woods Bancorp, Inc....................................    19,387     846,436
    Peoples Bancorp of North Carolina, Inc......................     4,395     122,928
    Peoples Bancorp, Inc........................................   166,012   5,425,272
    Peoples Financial Services Corp.............................     2,185      95,048
#   People's United Financial, Inc.............................. 4,039,945  69,850,649
    People's Utah Bancorp.......................................    44,477   1,265,371
#   Pinnacle Financial Partners, Inc............................   469,285  27,251,380
    Piper Jaffray Cos...........................................    46,333   3,734,440
    Popular, Inc................................................   791,016  45,649,533
#*  PRA Group, Inc..............................................   385,987  10,853,954
    Preferred Bank..............................................    44,996   2,213,353
    Premier Financial Bancorp, Inc..............................    89,660   1,486,563
    ProAssurance Corp...........................................   260,206   9,765,531
#   Prosperity Bancshares, Inc..................................   656,814  48,367,783
    Protective Insurance Corp., Class A.........................       453       7,742
    Protective Insurance Corp., Class B.........................    54,332     882,895
    Provident Financial Holdings, Inc...........................    42,950     869,738
    Provident Financial Services, Inc...........................   538,130  14,271,208
    Prudential Bancorp, Inc.....................................     9,448     164,962
    QCR Holdings, Inc...........................................   100,320   3,431,947
    Radian Group, Inc...........................................   387,150   9,067,053
    RBB Bancorp.................................................    15,482     299,732
*   Regional Management Corp....................................   114,478   2,835,620
    Reinsurance Group of America, Inc...........................    78,035  11,823,083
    RenaissanceRe Holdings, Ltd.................................    87,302  13,563,239
    Renasant Corp...............................................   438,487  15,899,539

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Republic Bancorp, Inc., Class A.............................    48,054 $ 2,271,032
*   Republic First Bancorp, Inc.................................    76,308     390,697
    Riverview Bancorp, Inc......................................   165,920   1,231,126
#   S&T Bancorp, Inc............................................   241,902   9,695,432
    Safety Insurance Group, Inc.................................   141,194  13,119,746
    Sandy Spring Bancorp, Inc...................................   262,023   9,141,982
    Santander Consumer USA Holdings, Inc........................ 1,713,138  36,575,496
#   SB One Bancorp..............................................    14,582     346,323
*   Seacoast Banking Corp. of Florida...........................   262,623   7,447,988
*   Security National Financial Corp., Class A..................    36,332     184,567
*   Select Bancorp, Inc.........................................     3,254      39,959
    Selective Insurance Group, Inc..............................   297,055  21,182,992
    Shore Bancshares, Inc.......................................    40,675     643,885
    SI Financial Group, Inc.....................................    36,362     520,704
    Sierra Bancorp..............................................   112,691   2,981,804
    Simmons First National Corp., Class A.......................   872,859  22,161,890
*   SmartFinancial, Inc.........................................    23,658     491,850
#   South State Corp............................................   252,808  19,127,453
*   Southern First Bancshares, Inc..............................    22,848     841,035
    Southern Missouri Bancorp, Inc..............................    22,496     754,741
    Southern National Bancorp of Virginia, Inc..................    61,783     921,802
#   Southside Bancshares, Inc...................................   138,677   4,871,723
    Southwest Georgia Financial Corp............................     2,355      48,513
    State Auto Financial Corp...................................   177,958   5,984,728
    Sterling Bancorp............................................ 1,819,972  38,983,800
    Sterling Bancorp, Inc.......................................    23,311     228,215
    Stewart Information Services Corp...........................   199,438   8,478,109
    Stifel Financial Corp.......................................   490,856  29,289,378
    Stock Yards Bancorp, Inc....................................    25,121     862,906
    Summit Financial Group, Inc.................................    30,435     792,832
    Summit State Bank...........................................     3,401      39,112
    Synovus Financial Corp......................................   648,229  23,893,721
    TCF Financial Corp.......................................... 1,037,856  22,967,753
    Territorial Bancorp, Inc....................................    60,032   1,737,926
*   Texas Capital Bancshares, Inc...............................   320,348  20,736,126
    Third Point Reinsurance, Ltd................................   443,376   5,147,595
    Timberland Bancorp, Inc.....................................    69,394   2,165,093
    Tiptree, Inc................................................   255,639   1,457,142
#   Tompkins Financial Corp.....................................    16,079   1,297,093
    Towne Bank..................................................   407,955  10,639,466
    TriCo Bancshares............................................   164,314   6,557,772
*   TriState Capital Holdings, Inc..............................   279,418   6,499,263
#*  Triumph Bancorp, Inc........................................   139,328   4,320,561
    TrustCo Bank Corp. NY.......................................   936,199   7,489,592
#   Trustmark Corp..............................................   877,976  31,572,017
    Two River Bancorp...........................................     2,052      31,252
#   UMB Financial Corp..........................................    13,048     911,533
    Umpqua Holdings Corp........................................ 2,546,551  44,208,125
    Union Bankshares Corp.......................................   675,871  24,669,291
    United Bancshares, Inc......................................       466      10,727
#   United Bankshares, Inc......................................   600,254  23,553,967
    United Community Banks, Inc.................................   570,887  16,030,507
    United Community Financial Corp.............................   456,466   4,204,052
    United Financial Bancorp, Inc...............................   463,989   6,120,015
#   United Fire Group, Inc......................................   146,451   6,386,728
#   United Insurance Holdings Corp..............................   112,167   1,718,398
    United Security Bancshares..................................     4,742      49,791
    Unity Bancorp, Inc..........................................    37,429     808,466
#   Universal Insurance Holdings, Inc...........................    16,981     505,864

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
FINANCIALS -- (Continued)
    Univest Financial Corp......................................   246,261 $    6,210,702
    Unum Group.................................................. 1,227,622     45,323,804
#   US Global Investors, Inc., Class A..........................    23,682         27,945
#   Valley National Bancorp..................................... 2,284,060     23,936,949
#   Veritex Holdings, Inc.......................................   239,866      6,358,848
*   Victory Capital Holdings, Inc., Class A.....................    42,422        699,539
#   Virtus Investment Partners, Inc.............................    92,594     11,352,950
    Voya Financial, Inc.........................................   503,510     27,637,664
#   Waddell & Reed Financial, Inc., Class A.....................   381,010      7,136,317
    Walker & Dunlop, Inc........................................   296,195     16,275,915
    Washington Federal, Inc.....................................   681,522     22,585,639
    Washington Trust Bancorp, Inc...............................    24,925      1,291,364
    Waterstone Financial, Inc...................................   221,017      3,660,042
    WesBanco, Inc...............................................   460,888     18,583,004
    West Bancorporation, Inc....................................    69,649      1,460,540
    Western New England Bancorp, Inc............................   233,005      2,250,828
    Westwood Holdings Group, Inc................................     8,105        253,605
#   White Mountains Insurance Group, Ltd........................    13,653     12,820,713
    Wintrust Financial Corp.....................................   225,156     17,156,887
#*  World Acceptance Corp.......................................    71,109      9,243,459
    WSFS Financial Corp.........................................   363,475     15,694,851
    WVS Financial Corp..........................................       111          1,894
                                                                           --------------
TOTAL FINANCIALS................................................            3,109,057,509
                                                                           --------------
HEALTH CARE -- (4.1%)
#*  AAC Holdings, Inc...........................................     9,197         14,807
#*  Acadia Healthcare Co., Inc..................................   771,827     24,713,901
*   Achillion Pharmaceuticals, Inc.............................. 1,575,252      4,662,746
#*  Aclaris Therapeutics, Inc...................................    34,816        219,341
#*  Acorda Therapeutics, Inc....................................   612,467      6,400,280
*   Addus HomeCare Corp.........................................   163,610     11,109,119
*   Aduro Biotech, Inc..........................................    37,605        153,804
*   Advaxis, Inc................................................    13,287         47,036
*   Adverum Biotechnologies, Inc................................   319,021      2,057,685
#*  Akorn, Inc..................................................   540,667      1,459,801
*   Allied Healthcare Products, Inc.............................     1,298          2,233
*   Allscripts Healthcare Solutions, Inc........................ 1,323,948     13,067,367
#*  Alpine Immune Sciences, Inc.................................     5,443         34,618
#*  Altimmune, Inc..............................................    11,574         33,102
#*  AMAG Pharmaceuticals, Inc...................................    79,091        882,656
*   American Shared Hospital Services...........................    12,364         34,496
*   Amphastar Pharmaceuticals, Inc..............................   207,878      4,488,086
*   AngioDynamics, Inc..........................................   288,572      5,927,269
#*  Anika Therapeutics, Inc.....................................   108,951      3,470,089
#*  Applied Genetic Technologies Corp...........................   179,766        803,554
#*  Aptevo Therapeutics, Inc....................................   198,188        144,281
    Apyx Medical Corp...........................................     3,234         16,138
    Aquinox Pharmaceuticals, Inc................................    98,315        261,518
*   Aravive, Inc................................................     2,044         13,061
*   Ardelyx, Inc................................................    65,005        221,017
*   Assertio Therapeutics, Inc..................................   277,475      1,157,071
#*  Avanos Medical, Inc.........................................   412,485     17,303,746
*   Bellicum Pharmaceuticals, Inc...............................    48,331        147,410
*   Brookdale Senior Living, Inc................................ 2,444,842     15,109,124
#*  Calithera Biosciences, Inc..................................   349,946      2,155,667
#*  Cambrex Corp................................................    31,564      1,357,883
*   Catabasis Pharmaceuticals, Inc..............................    19,825        148,886
*   Catalyst Biosciences, Inc...................................   123,703      1,078,690
#*  Celldex Therapeutics, Inc...................................    42,912        157,058

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Cellectar Biosciences, Inc..................................   3,200 $     7,168
*   Chimerix, Inc............................................... 438,709   1,184,514
#*  Community Health Systems, Inc............................... 403,076   1,386,581
*   Concert Pharmaceuticals, Inc................................ 125,598   1,291,147
    CONMED Corp................................................. 182,806  14,629,964
#*  Cross Country Healthcare, Inc............................... 374,995   2,643,715
#*  Cumberland Pharmaceuticals, Inc............................. 100,209     561,170
*   DaVita, Inc.................................................  20,730   1,145,125
    Digirad Corp................................................  92,373      66,712
#*  Diplomat Pharmacy, Inc...................................... 244,378   1,363,629
#*  ElectroCore, Inc............................................   1,492       9,325
*   Electromed, Inc.............................................  39,434     224,774
#*  Emergent BioSolutions, Inc.................................. 269,157  13,910,034
    Endo International P.L.C.................................... 466,801   3,501,008
    Ensign Group, Inc. (The).................................... 191,571   9,869,738
#*  Evolent Health, Inc., Class A............................... 589,999   7,994,487
#*  Five Prime Therapeutics, Inc................................ 477,705   5,292,971
#*  Five Star Senior Living, Inc................................  13,542       8,532
*   FONAR Corp..................................................  46,191     916,429
#*  G1 Therapeutics, Inc........................................   6,838     146,333
*   Hanger, Inc.................................................  33,143     658,551
*   Harvard Bioscience, Inc..................................... 249,198     964,396
*   HealthStream, Inc........................................... 185,489   4,856,102
*   HMS Holdings Corp........................................... 396,473  12,064,673
*   Horizon Pharma P.L.C........................................  92,600   2,364,078
#*  Idera Pharmaceuticals, Inc..................................  23,372      70,350
#*  Infinity Pharmaceuticals, Inc...............................  41,724      69,262
*   InfuSystem Holdings, Inc....................................  59,731     256,843
#*  Inovalon Holdings, Inc., Class A............................  45,496     615,561
*   Integer Holdings Corp....................................... 242,038  16,722,405
#*  Intra-Cellular Therapies, Inc...............................  74,760     984,589
#*  IntriCon Corp...............................................  39,976     934,239
#   Invacare Corp............................................... 458,898   3,395,845
#*  Jounce Therapeutics, Inc....................................  96,154     546,155
#*  Karyopharm Therapeutics, Inc................................   8,600      40,162
    Kewaunee Scientific Corp....................................  13,861     313,813
#*  Lannett Co., Inc............................................ 274,480   2,110,751
#*  LHC Group, Inc.............................................. 313,202  34,799,874
    Luminex Corp................................................ 322,419   7,354,377
*   Magellan Health, Inc........................................ 237,633  16,634,310
#*  Mallinckrodt P.L.C.......................................... 761,357  11,770,579
*   MEDNAX, Inc................................................. 817,415  22,863,098
#*  Medpace Holdings, Inc.......................................   3,500     196,595
#*  Melinta Therapeutics, Inc...................................  36,208     158,591
    Meridian Bioscience, Inc....................................   3,286      37,822
*   Merit Medical Systems, Inc..................................  97,466   5,475,640
#*  Merrimack Pharmaceuticals, Inc..............................   2,589      16,932
*   Micron Solutions, Inc.......................................     600       1,677
#*  Myriad Genetics, Inc........................................ 446,387  14,052,263
#*  Nabriva Therapeutics P.L.C.................................. 261,900     783,081
#*  NantHealth, Inc.............................................   9,697       6,691
#*  NantKwest, Inc..............................................  93,073     104,242
    National HealthCare Corp....................................  51,728   3,901,843
#*  Natus Medical, Inc.......................................... 123,913   3,315,912
#*  NewLink Genetics Corp.......................................  40,762      69,703
*   NextGen Healthcare, Inc.....................................  24,105     452,933
*   Novus Therapeutics, Inc.....................................     416       1,102
*   Nuvectra Corp...............................................  61,903     584,364
#*  OPKO Health, Inc............................................ 117,500     280,825

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
HEALTH CARE -- (Continued)
*   OraSure Technologies, Inc...................................   172,370 $  1,630,620
*   Orthofix Medical, Inc.......................................    58,242    3,191,079
#*  Otonomy, Inc................................................   260,170      697,256
#   Owens & Minor, Inc..........................................   957,070    3,263,609
#   Patterson Cos., Inc.........................................   414,241    9,047,023
#*  PDL BioPharma, Inc.......................................... 2,258,335    7,384,756
#   PDS Biotechnology Corp......................................     6,427       38,369
    Perrigo Co. P.L.C...........................................   808,694   38,752,617
*   Pfenex, Inc.................................................    55,199      319,602
#*  Premier, Inc., Class A......................................   201,602    6,699,235
#*  Prestige Consumer Healthcare, Inc...........................   472,703   13,906,922
#*  Protagonist Therapeutics, Inc...............................    95,497      986,484
    Prothena Corp. P.L.C........................................   260,503    2,709,231
*   Providence Service Corp. (The)..............................   144,128    9,560,010
#*  Quorum Health Corp..........................................   138,728      284,392
*   Ra Pharmaceuticals, Inc.....................................     2,657       58,985
*   RTI Surgical Holdings, Inc..................................   384,270    2,078,901
*   SeaSpine Holdings Corp......................................   105,360    1,551,953
*   Select Medical Holdings Corp................................ 1,027,756   14,768,854
#*  Sienna Biopharmaceuticals, Inc..............................     8,650       16,089
    Sierra Oncology, Inc........................................   308,141      462,212
#*  Surface Oncology, Inc.......................................     2,300       10,764
#*  Surgery Partners, Inc.......................................    51,216      554,669
#*  Synlogic, Inc...............................................    41,476      355,864
    Taro Pharmaceutical Industries, Ltd.........................    19,906    2,138,104
#*  Tetraphase Pharmaceuticals, Inc.............................   446,433      473,219
#*  Tivity Health, Inc..........................................   115,970    2,507,271
#*  Tonix Pharmaceuticals Holding Corp..........................     4,045        8,818
    Triple-S Management Corp., Class B..........................   137,077    3,114,389
#*  Trovagene, Inc..............................................     8,919       31,127
*   United Therapeutics Corp....................................   167,193   17,148,986
*   Varex Imaging Corp..........................................    96,186    3,158,748
*   Vical, Inc..................................................     4,309        5,171
#*  Zafgen, Inc.................................................   171,324      438,589
                                                                           ------------
TOTAL HEALTH CARE...............................................            502,191,043
                                                                           ------------
INDUSTRIALS -- (17.7%)
    AAR Corp....................................................   248,555    8,393,702
#   ABM Industries, Inc.........................................   612,913   23,272,307
*   Acacia Research Corp........................................   322,338    1,025,035
    ACCO Brands Corp............................................   806,600    7,372,324
    Acme United Corp............................................    34,961      722,644
    Actuant Corp., Class A......................................   374,806    9,587,537
    Acuity Brands, Inc..........................................    15,136    2,214,851
*   Advanced Disposal Services, Inc.............................   188,410    6,093,179
*   AECOM....................................................... 1,446,396   49,032,824
*   Aegion Corp.................................................   232,670    4,632,460
#*  AeroCentury Corp............................................     9,508      105,729
#*  Aerovironment, Inc..........................................    18,676    1,280,427
    AGCO Corp...................................................   647,918   45,859,636
    Air Lease Corp.............................................. 1,040,908   40,137,412
*   Air Transport Services Group, Inc...........................   267,011    6,282,769
    Aircastle, Ltd..............................................   741,125   14,763,210
#   Alamo Group, Inc............................................    86,642    8,979,577
    Alaska Air Group, Inc.......................................   626,331   38,769,889
    Albany International Corp., Class A.........................    82,998    6,139,362
    Allegiant Travel Co.........................................    14,190    2,084,227
    Alpha Pro Tech, Ltd.........................................    15,140       53,747
    Altra Industrial Motion Corp................................     1,795       67,295

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
#   AMERCO...................................................... 103,133 $38,486,142
*   Ameresco, Inc., Class A..................................... 113,381   1,707,518
#*  American Superconductor Corp................................  29,993     331,123
#*  American Woodmark Corp......................................  61,942   5,570,444
*   AMREP Corp..................................................   7,243      40,416
#   Apogee Enterprises, Inc..................................... 115,584   4,658,035
    Applied Industrial Technologies, Inc........................  44,043   2,639,937
*   ARC Document Solutions, Inc................................. 340,157     809,574
#   ArcBest Corp................................................ 208,057   6,358,222
    Arcosa, Inc................................................. 537,857  16,743,488
#   Argan, Inc.................................................. 177,574   8,491,589
*   Armstrong Flooring, Inc..................................... 255,173   3,697,457
*   Arotech Corp................................................ 213,310     618,599
*   ASGN, Inc................................................... 147,111   9,273,877
    Astec Industries, Inc....................................... 175,642   5,920,892
*   Astronics Corp..............................................  98,666   3,289,524
#*  Astronics Corp., Class B....................................   5,303     176,590
#*  Atlas Air Worldwide Holdings, Inc........................... 205,639   9,930,307
*   Avalon Holdings Corp., Class A..............................  11,325      26,614
    AZZ, Inc....................................................  38,315   1,819,579
#*  Babcock & Wilcox Enterprises, Inc...........................  11,199       3,910
    Barnes Group, Inc........................................... 262,473  14,598,748
#*  Beacon Roofing Supply, Inc.................................. 626,007  23,575,424
*   BMC Stock Holdings, Inc..................................... 333,511   6,863,656
    Brady Corp., Class A........................................ 237,163  11,571,183
    Briggs & Stratton Corp...................................... 638,016   7,783,795
#*  Broadwind Energy, Inc.......................................   9,465      18,835
*   Builders FirstSource, Inc................................... 119,724   1,649,797
#*  CAI International, Inc...................................... 162,192   4,027,227
    Carlisle Cos., Inc..........................................  10,000   1,414,200
*   CBIZ, Inc................................................... 402,883   7,779,671
*   CECO Environmental Corp..................................... 379,690   2,946,394
#*  Celadon Group, Inc.......................................... 138,840     354,042
#*  Chart Industries, Inc....................................... 398,655  35,189,277
    Chicago Rivet & Machine Co..................................   2,571      73,274
#*  CIRCOR International, Inc...................................  97,067   3,273,099
*   Civeo Corp.................................................. 694,884   1,396,717
*   Clean Harbors, Inc.......................................... 271,979  20,670,404
#*  Colfax Corp................................................. 978,355  29,516,970
    Columbus McKinnon Corp...................................... 182,599   7,187,097
*   Commercial Vehicle Group, Inc...............................  83,813     747,612
    CompX International, Inc....................................   5,019      78,146
*   Continental Building Products, Inc..........................  37,825     970,211
*   Continental Materials Corp..................................     125       2,312
    Copa Holdings SA, Class A...................................  81,384   6,776,032
    Costamare, Inc.............................................. 453,754   2,740,674
*   Covenant Transportation Group, Inc., Class A................ 121,924   2,381,176
*   CPI Aerostructures, Inc..................................... 125,081     791,763
    CRA International, Inc......................................  60,301   3,140,476
*   CSW Industrials, Inc........................................  66,297   3,974,505
    Cubic Corp.................................................. 196,035  11,130,867
    Deluxe Corp................................................. 219,508   9,816,398
    Douglas Dynamics, Inc.......................................  61,141   2,308,684
*   Ducommun, Inc...............................................  83,692   3,396,221
*   DXP Enterprises, Inc........................................ 143,420   6,151,284
#*  Dycom Industries, Inc....................................... 114,790   5,692,436
#*  Eagle Bulk Shipping, Inc.................................... 190,357   1,037,446
    Eastern Co. (The)...........................................  33,560     961,830
*   Echo Global Logistics, Inc.................................. 367,158   8,422,605

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
    Ecology and Environment, Inc., Class A......................     8,425 $    96,803
    EMCOR Group, Inc............................................   135,400  11,392,556
    Encore Wire Corp............................................   142,082   8,424,042
    EnerSys.....................................................    60,311   4,172,918
#   Ennis, Inc..................................................   155,495   3,137,889
    EnPro Industries, Inc.......................................    64,918   4,824,706
    ESCO Technologies, Inc......................................   193,837  14,537,775
    Espey Manufacturing & Electronics Corp......................     8,752     218,297
    Federal Signal Corp.........................................   692,006  19,909,013
    Fortune Brands Home & Security, Inc.........................   139,593   7,367,719
    Forward Air Corp............................................    63,148   3,998,531
*   Franklin Covey Co...........................................    52,115   1,485,799
    Franklin Electric Co., Inc..................................   238,569  11,656,481
#*  FreightCar America, Inc.....................................   170,320   1,178,614
*   FTI Consulting, Inc.........................................   332,052  28,217,779
#   GATX Corp...................................................   284,586  21,950,118
*   Genco Shipping & Trading, Ltd...............................   225,422   2,276,762
*   Gencor Industries, Inc......................................    70,812     854,701
*   Genesee & Wyoming, Inc., Class A............................   587,682  52,098,009
*   Gibraltar Industries, Inc...................................   231,728   9,192,650
*   GMS, Inc....................................................   202,946   3,575,909
#*  Goldfield Corp. (The).......................................   390,520     913,817
    Gorman-Rupp Co. (The).......................................   337,820  11,249,406
*   GP Strategies Corp..........................................   101,492   1,291,993
    Graham Corp.................................................    58,541   1,211,799
#   Granite Construction, Inc...................................   460,693  20,680,509
*   Great Lakes Dredge & Dock Corp..............................   547,327   5,599,155
#   Greenbrier Cos., Inc. (The).................................   250,115   8,886,586
    Griffon Corp................................................   328,242   6,440,108
#   Hawaiian Holdings, Inc......................................   468,516  13,216,836
#*  HC2 Holdings, Inc...........................................    91,626     196,080
#   Heartland Express, Inc......................................   253,708   4,992,973
    Heidrick & Struggles International, Inc.....................   175,730   6,287,619
*   Herc Holdings, Inc..........................................   101,335   4,880,294
*   Heritage-Crystal Clean, Inc.................................    87,954   2,526,918
    Herman Miller, Inc..........................................    42,798   1,661,418
#*  Hertz Global Holdings, Inc..................................   945,326  17,186,027
*   Hill International, Inc.....................................   196,831     521,602
    HNI Corp....................................................    22,355     820,652
*   Houston Wire & Cable Co.....................................    50,908     315,121
*   Hub Group, Inc., Class A....................................   372,698  15,493,056
*   Hudson Global, Inc..........................................     6,694      10,643
#*  Hudson Technologies, Inc....................................    13,822      18,660
    Hurco Cos., Inc.............................................    45,268   1,780,390
*   Huron Consulting Group, Inc.................................   227,439  10,992,127
#*  Huttig Building Products, Inc...............................     2,945       8,040
    Hyster-Yale Materials Handling, Inc.........................    96,540   6,431,495
    ICF International, Inc......................................   140,159  10,914,181
*   IES Holdings, Inc...........................................     5,502      96,340
#*  InnerWorkings, Inc..........................................   793,762   2,682,916
*   Innovative Solutions & Support, Inc.........................     9,704      35,905
    Insteel Industries, Inc.....................................   168,883   3,536,410
    Interface, Inc..............................................   100,323   1,609,181
    ITT, Inc....................................................   513,990  31,122,094
#*  JELD-WEN Holding, Inc.......................................   254,317   5,022,761
*   JetBlue Airways Corp........................................ 2,789,272  51,740,996
    Kadant, Inc.................................................    37,011   3,630,409
#   Kaman Corp..................................................   198,020  12,259,418
    Kelly Services, Inc., Class A...............................   243,370   5,417,416

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
    Kennametal, Inc.............................................   320,299 $13,036,169
#*  KeyW Holding Corp. (The)....................................   412,004   4,672,125
    Kimball International, Inc., Class B........................     1,723      26,982
#*  Kirby Corp..................................................   482,788  39,453,435
#   Knight-Swift Transportation Holdings, Inc...................   771,780  25,738,863
    Knoll, Inc..................................................    84,245   1,839,911
    Korn Ferry..................................................   497,952  23,413,703
*   Lawson Products, Inc........................................    39,693   1,303,518
*   LB Foster Co., Class A......................................    57,837   1,242,917
*   Limbach Holdings, Inc.......................................   114,369   1,038,471
*   LS Starrett Co. (The), Class A..............................     3,180      22,928
#   LSC Communications, Inc.....................................    60,171     420,595
    LSI Industries, Inc.........................................   131,414     446,808
*   Lydall, Inc.................................................   140,406   3,455,392
#   Macquarie Infrastructure Corp...............................   438,536  17,765,093
*   Manitex International, Inc..................................    18,399     140,568
#*  Manitowoc Co., Inc. (The)...................................   534,168   9,540,240
    ManpowerGroup, Inc..........................................   355,739  34,165,174
    Marten Transport, Ltd.......................................   291,891   5,773,604
*   Masonite International Corp.................................   115,162   5,929,691
#*  MasTec, Inc.................................................   617,374  31,269,993
    Matson, Inc.................................................   326,130  12,918,009
    Matthews International Corp., Class A.......................   242,577   9,717,635
    McGrath RentCorp............................................   195,792  12,139,104
*   Mercury Systems, Inc........................................   324,142  23,668,849
*   Milacron Holdings Corp......................................   149,374   2,182,354
    Miller Industries, Inc......................................    72,469   2,397,275
*   Mistras Group, Inc..........................................   215,570   2,955,465
    Mobile Mini, Inc............................................   341,251  12,291,861
    Moog, Inc., Class A.........................................   217,838  20,398,350
#*  MRC Global, Inc.............................................   244,162   4,231,327
    MSC Industrial Direct Co., Inc., Class A....................     5,565     465,512
    Mueller Industries, Inc.....................................   215,787   6,294,507
    Mueller Water Products, Inc., Class A.......................    66,724     715,949
#   Multi-Color Corp............................................    65,119   3,249,438
*   MYR Group, Inc..............................................   146,060   5,280,069
#   National Presto Industries, Inc.............................    24,269   2,584,649
    Navigant Consulting, Inc....................................   327,448   7,475,638
*   NCI Building Systems, Inc...................................    45,375     259,545
*   NL Industries, Inc..........................................    59,756     212,134
#   NN, Inc.....................................................   203,953   1,843,735
*   Northwest Pipe Co...........................................   127,886   3,065,427
#*  NOW, Inc.................................................... 1,436,626  21,003,472
#*  NV5 Global, Inc.............................................    56,880   3,602,779
#*  Orion Group Holdings, Inc...................................   243,524     630,727
    Oshkosh Corp................................................   174,634  14,423,022
    Owens Corning...............................................   616,415  31,603,597
*   PAM Transportation Services, Inc............................    25,892   1,295,118
    Park-Ohio Holdings Corp.....................................   101,405   3,714,465
#*  Patrick Industries, Inc.....................................   118,258   5,897,526
*   Patriot Transportation Holding, Inc.........................     5,926     110,638
#*  Perma-Fix Environmental Services............................    15,435      66,371
*   Perma-Pipe International Holdings, Inc......................    27,948     250,414
*   PGT Innovations, Inc........................................   140,891   2,065,462
*   PICO Holdings, Inc..........................................   152,801   1,746,515
    Powell Industries, Inc......................................   147,677   4,319,552
    Preformed Line Products Co..................................    34,503   1,945,624
    Primoris Services Corp......................................   385,139   8,442,247
#   Quad/Graphics, Inc..........................................   286,191   3,494,392

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
    Quanex Building Products Corp...............................   329,519 $ 5,509,558
    Quanta Services, Inc........................................ 1,660,315  67,408,789
*   Radiant Logistics, Inc......................................   375,203   2,453,828
*   RCM Technologies, Inc.......................................    41,207     164,416
    Regal Beloit Corp...........................................   351,378  29,895,240
*   Resideo Technologies, Inc...................................   126,869   2,879,926
    Resources Connection, Inc...................................   354,901   5,699,710
#   REV Group, Inc..............................................    57,516     729,878
*   Rexnord Corp................................................    95,747   2,738,364
    Rush Enterprises, Inc., Class A.............................   180,514   7,655,599
    Rush Enterprises, Inc., Class B.............................    22,850     959,700
    Ryder System, Inc...........................................   538,529  33,927,327
*   Saia, Inc...................................................   196,242  12,636,022
    Schneider National, Inc., Class B...........................   351,875   7,354,188
#   Scorpio Bulkers, Inc........................................   503,763   2,710,245
*   Sensata Technologies Holding P.L.C..........................    95,306   4,759,582
*   SIFCO Industries, Inc.......................................    16,504      48,192
    Simpson Manufacturing Co., Inc..............................   147,509   9,393,373
    SkyWest, Inc................................................   481,651  29,664,885
#   Snap-on, Inc................................................     6,184   1,040,644
*   SP Plus Corp................................................   178,201   6,151,499
    Spartan Motors, Inc.........................................   345,860   3,216,498
*   Spirit Airlines, Inc........................................   498,171  27,090,539
*   SPX FLOW, Inc...............................................   162,393   5,836,404
    Standex International Corp..................................    22,679   1,498,402
    Steelcase, Inc., Class A....................................   659,469  11,402,219
*   Sterling Construction Co., Inc..............................   232,101   3,147,290
    Sun Hydraulics Corp.........................................    50,400   2,637,936
#*  Sunrun, Inc.................................................   206,769   3,144,956
#*  Team, Inc...................................................   373,558   6,313,130
    Terex Corp..................................................   265,836   8,860,314
    Tetra Tech, Inc.............................................    33,471   2,166,243
*   Textainer Group Holdings, Ltd...............................   109,491   1,050,019
*   Thermon Group Holdings, Inc.................................   287,744   7,420,918
    Timken Co. (The)............................................   334,716  16,049,632
#   Titan International, Inc....................................   222,278   1,540,387
*   Titan Machinery, Inc........................................   238,236   4,097,659
*   Transcat, Inc...............................................    16,850     388,393
*   TriMas Corp.................................................    92,319   2,855,427
#   Trinity Industries, Inc..................................... 1,613,572  34,788,612
    Triton International, Ltd...................................   763,053  25,142,596
#   Triumph Group, Inc..........................................   192,869   4,576,781
*   TrueBlue, Inc...............................................   368,976   8,914,460
#*  Tutor Perini Corp...........................................   525,819  10,500,605
*   Twin Disc, Inc..............................................    44,481     842,470
*   Ultralife Corp..............................................   129,569   1,496,522
    UniFirst Corp...............................................    67,002  10,595,026
#*  Univar, Inc.................................................   255,893   5,714,091
    Universal Forest Products, Inc..............................   512,199  18,925,753
    Universal Logistics Holdings, Inc...........................       476      11,624
*   USA Truck, Inc..............................................    95,406   1,358,581
    Valmont Industries, Inc.....................................    26,263   3,541,303
*   Vectrus, Inc................................................   139,865   5,671,526
*   Veritiv Corp................................................   131,534   3,668,483
    Viad Corp...................................................   157,968   9,685,018
    Virco Manufacturing Corp....................................    19,199      87,355
#*  Vivint Solar, Inc...........................................     5,837      31,578
*   Volt Information Sciences, Inc..............................    38,633     186,984
    VSE Corp....................................................    69,618   2,128,222

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
INDUSTRIALS -- (Continued)
#   Wabash National Corp........................................   753,570 $   11,363,836
*   WageWorks, Inc..............................................    53,041      2,587,870
    Watts Water Technologies, Inc., Class A.....................   129,233     11,061,052
#   Werner Enterprises, Inc.....................................   712,712     23,875,852
*   Wesco Aircraft Holdings, Inc................................   746,938      6,304,157
*   WESCO International, Inc....................................   587,798     33,645,558
#*  Willdan Group, Inc..........................................     5,989        236,745
*   Willis Lease Finance Corp...................................    12,818        637,311
#*  WillScot Corp...............................................    49,116        661,593
#*  XPO Logistics, Inc..........................................    98,453      6,702,680
                                                                           --------------
TOTAL INDUSTRIALS...............................................            2,177,219,398
                                                                           --------------
INFORMATION TECHNOLOGY -- (11.0%)
    Actua Corp..................................................    92,463         70,392
*   ADDvantage Technologies Group, Inc..........................    11,887         15,453
    ADTRAN, Inc.................................................   614,260     10,528,416
#*  Advanced Energy Industries, Inc.............................    15,722        908,103
*   Agilysys, Inc...............................................   121,843      2,330,857
    Alithya Group, Inc., Class A................................    57,456        183,859
*   Alpha & Omega Semiconductor, Ltd............................   208,091      2,580,328
    American Software, Inc., Class A............................     3,800         49,210
*   Amkor Technology, Inc....................................... 1,312,272     11,889,184
#*  Amtech Systems, Inc.........................................    63,653        421,383
*   Anixter International, Inc..................................   281,840     17,719,281
#*  Applied Optoelectronics, Inc................................    77,600        971,552
#*  Arlo Technologies, Inc......................................   725,869      2,881,700
*   Arrow Electronics, Inc...................................... 1,011,968     85,521,416
    AstroNova, Inc..............................................    50,349      1,259,732
#*  Asure Software, Inc.........................................    34,796        242,180
*   Aviat Networks, Inc.........................................    20,319        277,151
    Avnet, Inc.................................................. 1,463,239     71,128,048
    AVX Corp....................................................   799,635     13,042,047
*   Aware, Inc..................................................   131,691        435,897
*   Axcelis Technologies, Inc...................................   298,367      6,352,233
#*  AXT, Inc....................................................   417,290      2,378,553
    Bel Fuse, Inc., Class A.....................................     3,065         63,139
    Bel Fuse, Inc., Class B.....................................    91,055      2,158,003
#   Belden, Inc.................................................   199,666     11,091,446
    Benchmark Electronics, Inc..................................   322,317      8,712,229
*   BK Technologies Corp........................................     8,250         33,413
#*  BroadVision, Inc............................................    21,196         25,647
#   Brooks Automation, Inc......................................   407,619     15,289,789
*   BSQUARE Corp................................................    20,265         38,706
*   CACI International, Inc., Class A...........................   145,470     28,357,922
#*  CalAmp Corp.................................................   127,071      1,856,507
*   Calix, Inc..................................................   433,771      2,971,331
    Cardtronics P.L.C., Class A.................................    78,391      2,803,262
*   CCUR Holdings, Inc..........................................    43,478        144,782
*   CEVA, Inc...................................................    31,323        789,026
*   Ciena Corp..................................................    99,032      3,798,868
*   Cirrus Logic, Inc...........................................   223,926     10,654,399
*   Clearfield, Inc.............................................    46,263        681,917
#   ClearOne, Inc...............................................       400            852
#*  Coherent, Inc...............................................    20,408      3,020,588
    Cohu, Inc...................................................   549,252      8,145,407
*   CommScope Holding Co., Inc..................................   366,020      9,069,976
    Communications Systems, Inc.................................    45,435        125,855
*   Computer Task Group, Inc....................................   134,082        620,800
    Comtech Telecommunications Corp.............................   222,587      5,237,472

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Conduent, Inc...............................................   761,778 $ 9,773,612
*   Control4 Corp...............................................    25,402     442,249
*   CoreLogic, Inc..............................................     8,862     359,886
#*  Cray, Inc...................................................   234,973   6,170,391
#*  Cree, Inc...................................................   409,488  27,063,062
    CSP, Inc....................................................     5,024      66,166
    CTS Corp....................................................   192,016   5,750,879
*   CUI Global, Inc.............................................     9,300      12,090
#*  CyberOptics Corp............................................    77,004   1,366,051
    Daktronics, Inc.............................................   467,603   3,544,431
*   DASAN Zhone Solutions, Inc..................................     5,200      59,592
*   Data I/O Corp...............................................    88,301     440,622
#*  Diebold Nixdorf, Inc........................................   493,640   4,980,828
*   Digi International, Inc.....................................   193,642   2,492,173
*   Diodes, Inc.................................................   433,179  15,776,379
*   DSP Group, Inc..............................................   127,305   1,819,188
#*  EchoStar Corp., Class A.....................................   502,327  20,017,731
#*  Electronics for Imaging, Inc................................   489,612  18,208,670
*   EMCORE Corp.................................................   307,811   1,206,619
*   ePlus, Inc..................................................    92,204   8,693,915
*   Evolving Systems, Inc.......................................     4,622       4,992
    Fabrinet....................................................   468,619  28,360,822
*   FARO Technologies, Inc......................................   132,334   7,443,787
#*  Finisar Corp................................................ 1,392,998  33,585,182
#*  Finjan Holdings, Inc........................................    89,027     263,520
#*  First Solar, Inc............................................   388,334  23,894,191
#*  Fitbit, Inc., Class A.......................................   297,411   1,570,330
*   Flex, Ltd................................................... 1,648,944  18,204,342
*   FormFactor, Inc.............................................   545,274  10,332,942
*   Frequency Electronics, Inc..................................    38,791     467,432
*   GSE Systems, Inc............................................    70,034     178,587
*   GSI Technology, Inc.........................................   128,546   1,045,079
#*  Harmonic, Inc...............................................   970,519   5,493,138
#*  Ichor Holdings, Ltd.........................................   338,224   8,516,480
*   IEC Electronics Corp........................................    12,532      94,617
#*  II-VI, Inc..................................................   497,222  19,809,324
#*  Immersion Corp..............................................    30,295     286,288
#*  Infinera Corp............................................... 2,361,463  10,248,749
*   Insight Enterprises, Inc....................................   228,044  12,902,730
    InterDigital, Inc...........................................    74,501   4,871,620
*   inTEST Corp.................................................   160,960   1,065,555
*   Intevac, Inc................................................    45,592     218,386
*   Itron, Inc..................................................    10,703     574,323
    Jabil, Inc.................................................. 1,470,618  44,427,370
    KBR, Inc.................................................... 1,229,114  27,310,913
#   KEMET Corp..................................................   160,419   2,866,688
*   Key Tronic Corp.............................................    63,990     355,144
*   Kimball Electronics, Inc....................................   168,709   2,552,567
*   Knowles Corp................................................   681,359  12,864,058
    Kulicke & Soffa Industries, Inc.............................   462,183  10,754,998
*   KVH Industries, Inc.........................................   130,284   1,276,783
#*  Lantronix, Inc..............................................    26,939      97,789
#*  Lightpath Technologies, Inc., Class A.......................   128,052     192,078
*   Limelight Networks, Inc.....................................   207,765     617,062
#*  LiveRamp Holdings, Inc......................................   550,967  32,137,905
    LogMeIn, Inc................................................   155,290  12,795,896
#*  Lumentum Holdings, Inc......................................    11,597     718,666
*   Luna Innovations, Inc.......................................    61,189     271,679
    Luxoft Holding, Inc.........................................    23,647   1,381,458

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  MACOM Technology Solutions Holdings, Inc....................    32,668 $   453,759
    ManTech International Corp., Class A........................   230,695  14,300,783
#*  MaxLinear, Inc..............................................   136,915   3,684,383
    Methode Electronics, Inc....................................   275,218   8,121,683
*   MicroStrategy, Inc., Class A................................    21,179   3,170,496
    MKS Instruments, Inc........................................   222,328  20,234,071
    Monotype Imaging Holdings, Inc..............................   226,561   3,905,912
    MTS Systems Corp............................................    58,994   3,243,490
#*  Nanometrics, Inc............................................   249,969   7,446,577
#*  Napco Security Technologies, Inc............................    44,376   1,099,637
#*  NeoPhotonics Corp...........................................   432,252   2,952,281
#*  NETGEAR, Inc................................................   366,546  11,373,922
#*  Netscout Systems, Inc.......................................   768,971  22,607,747
*   NetSol Technologies, Inc....................................     2,106      15,290
    Network-1 Technologies, Inc.................................    99,089     244,750
*   ON Semiconductor Corp....................................... 1,054,660  24,320,460
*   OneSpan, Inc................................................   208,897   3,872,950
*   Optical Cable Corp..........................................    55,866     272,067
#*  OSI Systems, Inc............................................   180,196  16,241,065
#*  PAR Technology Corp.........................................    94,675   2,244,744
    Park Electrochemical Corp...................................   236,537   3,891,034
    PC Connection, Inc..........................................   136,725   5,080,701
*   PCM, Inc....................................................   142,815   3,940,266
    PC-Tel, Inc.................................................    41,748     197,468
#*  PDF Solutions, Inc..........................................   109,418   1,420,246
*   Perceptron, Inc.............................................    48,702     354,551
#*  Perficient, Inc.............................................   333,102   9,806,523
    Perspecta, Inc..............................................   180,998   4,177,434
*   Photronics, Inc.............................................   691,569   6,459,254
#   Plantronics, Inc............................................    43,060   2,216,729
*   Plexus Corp.................................................   308,703  18,577,747
#   Presidio, Inc...............................................     4,590      68,942
*   PRGX Global, Inc............................................    34,537     276,987
*   Qualstar Corp...............................................     2,764      15,893
*   Qumu Corp...................................................    14,318      45,102
*   Rambus, Inc.................................................   867,487   9,941,401
#*  RealNetworks, Inc...........................................    44,435     115,531
#   RF Industries, Ltd..........................................    61,255     462,475
*   Ribbon Communications, Inc..................................   381,281   2,043,666
    Richardson Electronics, Ltd.................................    74,071     433,315
#*  Rogers Corp.................................................   153,607  25,732,245
#*  Rubicon Technology, Inc.....................................       262       2,008
*   Rudolph Technologies, Inc...................................   394,840   9,551,180
*   Sanmina Corp................................................   579,095  19,642,902
    Sapiens International Corp. NV..............................     6,660     102,364
*   ScanSource, Inc.............................................   195,666   7,366,825
    Science Applications International Corp.....................    64,635   4,844,393
*   Seachange International, Inc................................    85,038     113,101
#*  SecureWorks Corp., Class A..................................     2,184      42,413
    Sigma Designs, Inc..........................................   293,370      47,262
*   Sigmatron International, Inc................................     2,700       7,398
#*  SMART Global Holdings, Inc..................................     7,225     157,071
    SMTC Corp...................................................    23,988      81,319
*   Steel Connect, Inc..........................................     7,832      15,351
#*  Stratasys, Ltd..............................................   309,319   7,191,667
#*  Super Micro Computer, Inc...................................   474,078  10,628,829
*   Sykes Enterprises, Inc......................................   424,128  11,769,552
#*  Synaptics, Inc..............................................   291,712  10,988,791
*   Synchronoss Technologies, Inc...............................   296,855   1,597,080

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    SYNNEX Corp.................................................   366,525 $   39,540,717
*   Tech Data Corp..............................................   484,009     51,600,199
*   Telaria, Inc................................................    46,675        336,527
    TESSCO Technologies, Inc....................................    58,280      1,080,511
    TiVo Corp................................................... 1,002,844      9,396,648
*   Trio-Tech International.....................................     3,288         10,522
#*  TTM Technologies, Inc.......................................   880,589     11,658,998
#*  Ultra Clean Holdings, Inc...................................   599,357      7,174,303
#*  Veeco Instruments, Inc......................................   400,040      4,872,487
*   Verint Systems, Inc.........................................   147,270      8,893,635
    Vishay Intertechnology, Inc................................. 1,018,098     20,168,521
*   Vishay Precision Group, Inc.................................    97,344      3,686,417
    Wayside Technology Group, Inc...............................    18,888        223,634
*   Wireless Telecom Group, Inc.................................    23,991         36,946
    Xerox Corp.................................................. 1,083,724     36,153,033
    Xperi Corp..................................................   370,932      9,217,660
                                                                           --------------
TOTAL INFORMATION TECHNOLOGY....................................            1,348,440,156
                                                                           --------------
MATERIALS -- (5.2%)
*   AdvanSix, Inc...............................................    75,277      2,275,624
#*  AgroFresh Solutions, Inc....................................   161,532        515,287
#   Albemarle Corp..............................................     5,085        381,680
*   Alcoa Corp.................................................. 1,274,627     34,007,048
#*  Allegheny Technologies, Inc.................................   366,899      9,143,123
    American Vanguard Corp......................................   287,451      4,524,479
#*  Ampco-Pittsburgh Corp.......................................     2,668          8,591
    Ashland Global Holdings, Inc................................   117,026      9,424,104
    Boise Cascade Co............................................   340,823      9,437,389
    Cabot Corp..................................................   120,042      5,447,506
    Carpenter Technology Corp...................................   486,351     24,157,054
#*  Century Aluminum Co.........................................   992,180      8,344,234
*   Clearwater Paper Corp.......................................    57,288      1,155,499
#*  Coeur Mining, Inc........................................... 1,314,634      4,745,829
#   Commercial Metals Co........................................ 1,130,946     19,554,056
#   Compass Minerals International, Inc.........................    36,200      2,077,518
    Core Molding Technologies, Inc..............................    41,394        336,119
    Domtar Corp.................................................   518,467     25,353,036
#   Element Solutions, Inc...................................... 1,397,604     15,177,979
    Ferroglobe P.L.C............................................ 1,024,995      2,203,739
    Flexible Solutions International, Inc.......................    10,090         29,766
#*  Flotek Industries, Inc......................................   167,016        596,247
    Friedman Industries, Inc....................................    61,222        449,982
    FutureFuel Corp.............................................   285,209      4,189,720
    Gold Resource Corp..........................................   157,991        578,247
#   Graphic Packaging Holding Co................................   717,920      9,964,730
    Greif, Inc., Class A........................................   195,729      7,735,210
    Greif, Inc., Class B........................................    25,546      1,242,813
    Hawkins, Inc................................................    74,399      2,746,067
    Haynes International, Inc...................................   192,219      6,210,596
    HB Fuller Co................................................   482,313     23,618,868
#   Hecla Mining Co............................................. 4,047,369      8,499,475
    Huntsman Corp............................................... 1,217,017     27,066,458
    Innophos Holdings, Inc......................................   245,493      7,902,420
    Innospec, Inc...............................................   260,042     22,056,762
*   Intrepid Potash, Inc........................................ 1,005,654      3,741,033
    Kaiser Aluminum Corp........................................    90,908      8,945,347
*   Kraton Corp.................................................   311,821     10,233,965
#   Kronos Worldwide, Inc.......................................   139,611      1,898,710
    Louisiana-Pacific Corp......................................   892,466     22,356,273

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
MATERIALS -- (Continued)
*   LSB Industries, Inc.........................................    46,865 $    274,160
    Materion Corp...............................................   158,011    9,169,378
    McEwen Mining, Inc..........................................    61,134       84,365
    Mercer International, Inc...................................   501,330    7,098,833
    Minerals Technologies, Inc..................................   257,596   16,169,301
#   Neenah, Inc.................................................    11,035      748,725
    Nexa Resources SA...........................................    32,497      384,764
    Northern Technologies International Corp....................    13,754      364,206
    Olin Corp................................................... 1,018,150   22,083,674
    Olympic Steel, Inc..........................................   114,288    1,853,751
#   PH Glatfelter Co............................................   314,543    4,963,489
*   PQ Group Holdings, Inc......................................    77,134    1,219,489
#   Rayonier Advanced Materials, Inc............................   266,213    3,950,601
    Reliance Steel & Aluminum Co................................   771,739   70,969,118
    Resolute Forest Products, Inc...............................   330,487    2,614,152
    Schnitzer Steel Industries, Inc., Class A...................   316,722    7,512,646
    Schweitzer-Mauduit International, Inc.......................   275,285    9,791,887
    Sonoco Products Co..........................................   262,843   16,574,880
    Steel Dynamics, Inc.........................................   426,788   13,520,644
    Stepan Co...................................................   173,573   16,062,445
#*  Summit Materials, Inc., Class A.............................   778,446   13,638,374
*   SunCoke Energy, Inc.........................................   719,640    6,196,100
#   Synalloy Corp...............................................    45,313      799,774
#*  TimkenSteel Corp............................................   599,767    6,081,637
#*  Trecora Resources...........................................   126,996    1,187,413
    Tredegar Corp...............................................   138,060    2,487,841
    Trinseo SA..................................................   141,929    6,379,709
    Tronox Holdings P.L.C., Class A.............................   105,120    1,486,397
*   UFP Technologies, Inc.......................................    17,943      653,125
    United States Lime & Minerals, Inc..........................    32,961    2,667,204
#   United States Steel Corp.................................... 1,600,463   24,967,223
*   Universal Stainless & Alloy Products, Inc...................    68,876      991,126
#*  US Concrete, Inc............................................   188,002    8,860,534
    Venator Materials P.L.C.....................................   148,721      901,249
*   Verso Corp., Class A........................................   305,715    6,823,559
    Westlake Chemical Corp......................................     5,501      383,695
    Worthington Industries, Inc.................................   199,614    8,010,510
                                                                           ------------
TOTAL MATERIALS.................................................            646,258,561
                                                                           ------------
REAL ESTATE -- (0.2%)
    Alexander & Baldwin, Inc....................................    82,661    1,952,453
    Consolidated-Tomoka Land Co.................................    33,207    2,058,834
*   Forestar Group, Inc.........................................    34,346      661,847
*   FRP Holdings, Inc...........................................    32,950    1,670,236
    Griffin Industrial Realty, Inc..............................    12,367      451,519
    Jones Lang LaSalle, Inc.....................................     9,999    1,545,546
    Kennedy-Wilson Holdings, Inc................................    32,311      695,979
    Newmark Group, Inc., Class A................................   186,814    1,591,655
*   Rafael Holdings, Inc., Class B..............................   125,235    2,028,807
    RE/MAX Holdings, Inc., Class A..............................    91,583    3,968,291
#   Realogy Holdings Corp.......................................   496,958    6,470,393
#*  St Joe Co. (The)............................................    18,123      308,816
*   Stratus Properties, Inc.....................................     4,030      107,923
*   Tejon Ranch Co..............................................   217,723    3,755,722
*   Trinity Place Holdings, Inc.................................    27,774      108,874
                                                                           ------------
TOTAL REAL ESTATE...............................................             27,376,895
                                                                           ------------

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                    SHARES        VALUE+
                                                                  ----------- ---------------
UTILITIES -- (0.1%)
*    AquaVenture Holdings, Ltd...................................      18,672 $       363,170
#    Genie Energy, Ltd., Class B.................................     121,501       1,055,844
#    Ormat Technologies, Inc.....................................     218,373      12,744,248
     TerraForm Power, Inc., Class A..............................     122,701       1,663,826
                                                                              ---------------
TOTAL UTILITIES..................................................                  15,827,088
                                                                              ---------------
TOTAL COMMON STOCKS..............................................              11,108,271,643
                                                                              ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
#    GCI Liberty, Inc............................................      24,003         619,517
                                                                              ---------------
RIGHTS/WARRANTS -- (0.0%)
HEALTH CARE -- (0.0%)
*>>  Biocept, Inc. Warrant 08/02/2023............................     366,740               0
                                                                              ---------------
TOTAL INVESTMENT SECURITIES......................................              11,108,891,160
                                                                              ---------------

                                                                                  VALUE
                                                                              ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
  State Street Institutional U.S. Government Money Market Fund
  2.370%......................................................... 102,616,379     102,616,379
                                                                              ---------------
SECURITIES LENDING COLLATERAL -- (9.0%)
@(S)   The DFA Short Term Investment Fund........................  95,092,810   1,100,318,899
                                                                              ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,650,561,576).........................................             $12,311,826,438
                                                                              ===============

As of April 30, 2019, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                                        UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................    556     06/21/19  $77,115,960 $81,968,300   $4,852,340
                                                              ----------- -----------   ----------
TOTAL FUTURES CONTRACTS                                       $77,115,960 $81,968,300   $4,852,340
                                                              =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                 LEVEL 1     LEVEL 2 LEVEL 3     TOTAL
                                              -------------- ------- ------- --------------
Common Stocks
   Communication Services.................... $  373,777,192      --   --    $  373,777,192
   Consumer Discretionary....................  1,488,854,076 $25,640   --     1,488,879,716
   Consumer Staples..........................    484,548,402      --   --       484,548,402
   Energy....................................    934,695,683      --   --       934,695,683
   Financials................................  3,109,029,333  28,176   --     3,109,057,509
   Health Care...............................    502,191,043      --   --       502,191,043
   Industrials...............................  2,177,219,398      --   --     2,177,219,398
   Information Technology....................  1,348,369,764  70,392   --     1,348,440,156
   Materials.................................    646,258,561      --   --       646,258,561
   Real Estate...............................     27,376,895      --   --        27,376,895
   Utilities.................................     15,827,088      --   --        15,827,088

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Preferred Stocks
   Communication Services.................... $       619,517             --   --    $       619,517
Temporary Cash Investments...................     102,616,379             --   --        102,616,379
Securities Lending Collateral................              -- $1,100,318,899   --      1,100,318,899
Futures Contracts**..........................       4,852,340             --   --          4,852,340
                                              --------------- --------------   --    ---------------
TOTAL........................................ $11,216,235,671 $1,100,443,107   --    $12,316,678,778
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMON STOCKS -- (89.9%)
COMMUNICATION SERVICES -- (3.9%)
    A.H. Belo Corp., Class A....................................   142,107 $    513,006
*   Alaska Communications Systems Group, Inc....................     6,708       11,672
#   AMC Entertainment Holdings, Inc., Class A...................   940,363   14,255,903
#   ATN International, Inc......................................   419,219   25,593,320
*   Ballantyne Strong, Inc......................................   255,429      505,749
    Beasley Broadcast Group, Inc., Class A......................   114,047      418,552
#*  Cars.com, Inc............................................... 2,383,770   49,606,254
#   Consolidated Communications Holdings, Inc................... 1,185,240    6,115,838
#*  Cumulus Media, Inc., Class A................................     5,546      100,494
*   DHI Group, Inc..............................................   367,891    1,122,068
#   Emerald Expositions Events, Inc.............................   461,981    6,490,833
*   Emmis Communications Corp., Class A.........................    19,841       71,031
#   Entercom Communications Corp., Class A......................   631,063    4,341,713
    Entravision Communications Corp., Class A................... 1,020,642    2,929,243
#*  Eros International P.L.C....................................     1,179       10,234
    EW Scripps Co. (The), Class A............................... 1,724,531   39,302,061
#   Gannett Co., Inc............................................ 1,968,174   18,363,063
#*  GCI Liberty, Inc., Class A..................................    61,204    3,648,982
*   Gray Television, Inc........................................ 2,286,949   53,583,215
#*  Gray Television, Inc., Class A..............................    19,881      441,358
*   Harte-Hanks, Inc............................................    60,584      204,774
#*  Iridium Communications, Inc................................. 2,236,633   61,417,942
#*  Liberty Latin America, Ltd., Class A........................   430,875    9,018,214
*   Liberty Latin America, Ltd., Class C........................   740,888   15,440,106
*   Liberty TripAdvisor Holdings, Inc., Class A.................   503,075    7,415,326
#   Lions Gate Entertainment Corp., Class A.....................   726,163   10,594,718
#   Lions Gate Entertainment Corp., Class B.....................   595,685    8,101,316
    Marcus Corp. (The)..........................................   496,931   18,694,544
#*  McClatchy Co. (The), Class A................................    35,316      110,264
#*  Meet Group, Inc. (The)......................................   326,752    1,816,741
#   Meredith Corp...............................................   211,365   12,470,535
#   New Media Investment Group, Inc............................. 1,803,701   19,281,564
    Nexstar Media Group, Inc., Class A..........................    60,060    7,030,023
*   Reading International, Inc., Class A........................    72,141    1,100,872
    Saga Communications, Inc., Class A..........................   159,978    5,132,094
    Salem Media Group, Inc......................................   205,893      426,199
    Scholastic Corp............................................. 1,248,282   49,781,486
    Sinclair Broadcast Group, Inc., Class A.....................   225,713   10,335,398
    Spok Holdings, Inc..........................................   410,555    5,686,187
    Telephone & Data Systems, Inc............................... 3,276,904  104,467,700
    Townsquare Media, Inc., Class A.............................     7,408       41,855
    Tribune Media Co., Class A..................................   670,575   30,980,565
#*  Tribune Publishing Co.......................................   158,742    1,708,064
*   United States Cellular Corp.................................   559,487   26,911,325
#*  Urban One, Inc..............................................     5,097        9,786
*   Zynga, Inc., Class A........................................ 1,663,670    9,416,372
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            645,018,559
                                                                           ------------
CONSUMER DISCRETIONARY -- (12.0%)
*   1-800-Flowers.com, Inc., Class A............................    49,021    1,043,657
    Aaron's, Inc................................................ 1,880,784  104,740,861
#   Abercrombie & Fitch Co., Class A............................ 1,235,662   36,933,937
#   Acushnet Holdings Corp......................................   224,349    5,655,838
#   Adient P.L.C................................................   219,272    5,065,183

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Adtalem Global Education, Inc............................... 1,863,422 $91,903,973
    AMCON Distributing Co.......................................     3,858     363,289
#*  American Axle & Manufacturing Holdings, Inc................. 2,765,150  40,785,962
#*  American Outdoor Brands Corp................................ 1,956,890  19,275,366
*   American Public Education, Inc..............................   318,653  10,196,896
#*  Ascena Retail Group, Inc.................................... 1,630,127   1,939,851
#*  Ascent Capital Group, Inc., Class A.........................    58,574      41,002
#*  AutoNation, Inc.............................................   949,785  39,824,485
*   Barnes & Noble Education, Inc...............................   773,954   3,328,002
    Barnes & Noble, Inc.........................................   116,566     586,327
    Bassett Furniture Industries, Inc...........................   201,827   3,584,448
    BBX Capital Corp............................................ 1,031,279   5,713,286
*   Beazer Homes USA, Inc.......................................    92,000   1,222,680
#   Bed Bath & Beyond, Inc...................................... 5,590,884  93,423,672
#   Big 5 Sporting Goods Corp...................................     2,295       6,036
#*  Biglari Holdings, Inc., Class A.............................     1,005     740,685
*   Biglari Holdings, Inc., Class B.............................     1,725     240,344
#*  Build-A-Bear Workshop, Inc..................................   309,530   1,733,368
#   Caleres, Inc................................................   901,962  23,658,463
#   Callaway Golf Co............................................   761,122  13,365,302
    Canterbury Park Holding Corp................................    15,171     220,283
    Carriage Services, Inc......................................   247,194   4,338,255
#   Cato Corp. (The), Class A...................................   620,755   9,410,646
#*  Century Casinos, Inc........................................   107,623     979,369
#*  Century Communities, Inc....................................   991,983  25,226,128
#   Chico's FAS, Inc............................................ 2,501,641   8,755,744
    Citi Trends, Inc............................................   306,990   5,682,385
#*  Conn's, Inc.................................................   767,158  19,846,377
#*  Container Store Group, Inc. (The)...........................   222,239   1,920,145
    Cooper Tire & Rubber Co.....................................   101,099   3,018,816
*   Cooper-Standard Holdings, Inc...............................   134,244   6,802,143
    Core-Mark Holding Co., Inc..................................   208,544   7,580,574
    Crown Crafts, Inc...........................................   120,496     626,579
    CSS Industries, Inc.........................................   227,094   1,591,929
    Culp, Inc...................................................    38,324     786,408
*   Deckers Outdoor Corp........................................    67,657  10,704,014
#*  Del Frisco's Restaurant Group, Inc..........................   344,717   2,309,604
*   Del Taco Restaurants, Inc...................................   304,561   3,060,838
*   Delta Apparel, Inc..........................................   190,519   4,585,792
#   Designer Brands, Inc........................................   867,770  19,307,882
#   Dick's Sporting Goods, Inc..................................   639,634  23,666,458
#   Dillard's, Inc., Class A....................................   441,605  30,227,862
*   Dixie Group, Inc. (The).....................................     7,496       6,006
    Dover Motorsports, Inc......................................   312,235     674,428
#*  El Pollo Loco Holdings, Inc.................................   305,442   3,903,549
*   Emerson Radio Corp..........................................    56,874      70,177
    Escalade, Inc...............................................    31,384     377,863
    Ethan Allen Interiors, Inc..................................   120,615   2,665,592
#*  Express, Inc................................................   488,135   1,796,337
*   Fiesta Restaurant Group, Inc................................    64,975     822,584
    Flanigan's Enterprises, Inc.................................     4,740     118,192
    Flexsteel Industries, Inc...................................   216,626   4,692,119
#*  Fossil Group, Inc...........................................   772,237  10,093,138
#*  Francesca's Holdings Corp...................................   721,302     498,925
#*  FTD Cos., Inc...............................................   442,261     317,366
*   Full House Resorts, Inc.....................................   115,822     286,080
#   GameStop Corp., Class A.....................................   723,853   6,261,328
    Gaming Partners International Corp..........................    23,164     318,273
#*  Genesco, Inc................................................   121,718   5,454,184

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE+
                                                                 ---------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  G-III Apparel Group, Ltd....................................  1,341,754 $57,896,685
    Goodyear Tire & Rubber Co. (The)............................    637,787  12,251,888
    Graham Holdings Co., Class B................................    120,790  89,798,910
*   Green Brick Partners, Inc...................................    552,703   4,941,165
#   Group 1 Automotive, Inc.....................................    482,077  37,751,450
#   Guess?, Inc.................................................  2,212,340  45,065,366
#   Hamilton Beach Brands Holding Co., Class A..................    120,628   2,183,367
#   Haverty Furniture Cos., Inc.................................    529,890  12,621,980
    Haverty Furniture Cos., Inc., Class A.......................      5,701     135,627
#*  Hibbett Sports, Inc.........................................    136,146   2,818,222
    Hooker Furniture Corp.......................................    276,384   8,239,007
*   Houghton Mifflin Harcourt Co................................    883,419   6,298,777
#   International Game Technology P.L.C.........................     39,828     582,684
#   International Speedway Corp., Class A.......................     73,450   3,240,614
*   J Alexander's Holdings, Inc.................................    219,660   2,414,063
#   J. Jill, Inc................................................    515,890   2,894,143
#*  JC Penney Co., Inc..........................................  1,878,275   2,573,237
    Johnson Outdoors, Inc., Class A.............................    142,944  10,959,516
*   K12, Inc....................................................    916,812  27,614,377
    KB Home.....................................................    378,883   9,816,859
#*  Kirkland's, Inc.............................................    170,059     999,947
#*  Lakeland Industries, Inc....................................    145,170   1,842,207
*   Laureate Education, Inc., Class A...........................    483,243   7,606,245
#*  Libbey, Inc.................................................     63,478     158,695
*   Liberty Expedia Holdings, Inc., Class A.....................  1,341,882  62,290,162
#   Liberty Tax, Inc............................................     46,658     419,922
    Lifetime Brands, Inc........................................    454,400   4,298,624
#   Lithia Motors, Inc., Class A................................    243,867  27,683,782
#*  Luby's, Inc.................................................      7,004      10,156
*   M/I Homes, Inc..............................................    692,910  19,519,275
#*  MarineMax, Inc..............................................    554,600   9,589,034
    Marriott Vacations Worldwide Corp...........................    445,296  47,036,616
    MDC Holdings, Inc...........................................  1,994,009  60,936,915
>>  Media General, Inc. Contingent Value Rights.................    606,444      22,117
*   Meritage Homes Corp.........................................  1,426,415  72,961,127
*   Modine Manufacturing Co.....................................  1,469,942  21,740,442
#*  Motorcar Parts of America, Inc..............................    217,046   4,484,170
#   Movado Group, Inc...........................................    480,454  17,128,185
*   Nautilus, Inc...............................................    187,313   1,002,125
*   Nevada Gold & Casinos, Inc..................................     83,887     207,201
#*  New Home Co., Inc. (The)....................................    340,811   1,571,139
    Nobility Homes, Inc.........................................      1,505      34,427
    Office Depot, Inc........................................... 19,981,430  47,955,432
    P&F Industries, Inc., Class A...............................     17,337     142,944
#*  Party City Holdco, Inc......................................    685,218   4,590,961
#   Penske Automotive Group, Inc................................    787,420  36,158,326
#*  Pier 1 Imports, Inc.........................................      8,794       7,975
*   Playa Hotels & Resorts NV...................................    738,536   5,908,288
*   QEP Co., Inc................................................     40,516     982,513
    RCI Hospitality Holdings, Inc...............................    322,238   7,337,359
*   Red Lion Hotels Corp........................................    625,743   4,955,885
#*  Red Robin Gourmet Burgers, Inc..............................     11,183     358,191
*   Regis Corp..................................................  1,070,670  20,042,942
    Rocky Brands, Inc...........................................    203,367   5,187,892
*   Shiloh Industries, Inc......................................    211,461   1,209,557
#   Shoe Carnival, Inc..........................................    426,845  15,221,293
#   Signet Jewelers, Ltd........................................    630,132  14,606,460
#   Sonic Automotive, Inc., Class A.............................    250,279   5,063,144
    Speedway Motorsports, Inc...................................  1,096,417  20,119,252

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#   Stage Stores, Inc...........................................     4,714 $        4,903
    Standard Motor Products, Inc................................   127,169      6,354,635
#   Strattec Security Corp......................................    92,659      2,806,641
    Superior Group of Cos, Inc..................................   218,692      3,660,904
#   Superior Industries International, Inc......................    89,047        440,783
#*  Taylor Morrison Home Corp., Class A......................... 4,091,900     79,219,184
    Tenneco, Inc., Class A......................................   650,983     14,269,547
#   Thor Industries, Inc........................................   145,309      9,571,504
    Tilly's, Inc., Class A......................................   393,111      4,622,985
#*  TopBuild Corp...............................................   852,978     60,757,623
    Tower International, Inc....................................   132,641      3,095,841
*   Trans World Entertainment Corp..............................    11,990          4,318
*   TravelCenters of America LLC................................   578,366      2,319,248
#*  TRI Pointe Group, Inc....................................... 4,629,137     60,410,238
#*  Tuesday Morning Corp........................................   553,538      1,245,461
#*  Unifi, Inc..................................................   349,452      7,058,930
*   Universal Electronics, Inc..................................   168,258      6,402,217
*   Vera Bradley, Inc...........................................   975,024     11,973,295
#*  Vista Outdoor, Inc..........................................   827,266      7,139,306
#*  Vitamin Shoppe, Inc.........................................   186,191      1,169,279
*   VOXX International Corp.....................................   212,980        928,593
    Weyco Group, Inc............................................    90,141      3,092,738
#*  William Lyon Homes, Class A................................. 1,038,430     17,507,930
#   Winnebago Industries, Inc...................................   263,338      9,314,265
*   ZAGG, Inc...................................................    23,806        196,161
#   Zovio, Inc..................................................   332,051      1,998,947
#*  Zumiez, Inc.................................................   677,984     18,054,714
                                                                           --------------
TOTAL CONSUMER DISCRETIONARY....................................            1,959,486,339
                                                                           --------------
CONSUMER STAPLES -- (3.5%)
    Andersons, Inc. (The).......................................   584,010     19,097,127
#*  Bridgford Foods Corp........................................    34,783        973,924
#*  Central Garden & Pet Co.....................................   114,493      3,089,021
*   Central Garden & Pet Co., Class A...........................   602,946     14,760,118
*   Coffee Holding Co., Inc.....................................    16,893         85,985
*   Darling Ingredients, Inc.................................... 5,660,971    123,465,777
#   Dean Foods Co............................................... 2,089,309      3,409,948
*   Edgewell Personal Care Co...................................   730,426     30,115,464
#*  Farmer Brothers Co..........................................    16,436        331,350
#   Fresh Del Monte Produce, Inc................................ 1,770,979     52,261,590
#*  Hostess Brands, Inc......................................... 2,638,175     35,351,545
    Ingles Markets, Inc., Class A...............................   296,048      8,126,518
#*  Landec Corp.................................................   756,284      7,948,545
    Mannatech, Inc..............................................    15,194        272,884
*   Natural Alternatives International, Inc.....................   175,612      2,284,712
#*  Natural Grocers by Vitamin Cottage, Inc.....................   244,314      3,024,607
*   Nature's Sunshine Products, Inc.............................     2,660         23,940
    Oil-Dri Corp. of America....................................    80,717      2,567,608
#*  Pyxus International, Inc....................................   196,490      4,485,867
#   Sanderson Farms, Inc........................................   181,285     27,488,245
    Seaboard Corp...............................................    18,093     81,338,529
*   Seneca Foods Corp., Class A.................................   195,294      4,833,526
*   Seneca Foods Corp., Class B.................................    24,020        586,809
#*  Smart & Final Stores, Inc...................................   230,262      1,503,611
    SpartanNash Co..............................................   826,741     13,368,402
#   Spectrum Brands Holdings, Inc...............................   349,408     21,513,051
#*  TreeHouse Foods, Inc........................................   184,610     12,365,178
#*  United Natural Foods, Inc................................... 1,529,474     19,760,804
    Universal Corp..............................................   800,615     43,121,124

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE+
                                                                 ---------- ------------
CONSUMER STAPLES -- (Continued)
#   Village Super Market, Inc., Class A.........................    222,047 $  6,523,741
#   Weis Markets, Inc...........................................    659,622   27,737,105
                                                                            ------------
TOTAL CONSUMER STAPLES..........................................             571,816,655
                                                                            ------------
ENERGY -- (10.3%)
    Adams Resources & Energy, Inc...............................    113,818    4,114,521
#*  Alta Mesa Resources, Inc., Class A..........................    370,090       81,420
#*  Antero Resources Corp.......................................  2,074,795   15,042,264
    Archrock, Inc...............................................  3,496,905   35,353,710
#*  Ardmore Shipping Corp.......................................    657,694    4,590,704
*   Barnwell Industries, Inc....................................     60,242       80,158
#*  Basic Energy Services, Inc..................................  1,353,943    3,411,936
    Berry Petroleum Corp........................................     64,728      735,310
#*  Bonanza Creek Energy, Inc...................................    478,436   11,515,955
#*  C&J Energy Services, Inc....................................    549,545    7,721,107
#*  Callon Petroleum Co.........................................  7,888,739   59,244,430
#*  Carrizo Oil & Gas, Inc......................................    855,568   10,968,382
#*  Centennial Resource Development, Inc., Class A..............  2,183,768   22,995,077
#*  Chaparral Energy, Inc., Class A.............................     75,341      524,373
#*  Chesapeake Energy Corp......................................  2,998,404    8,725,356
*   Clean Energy Fuels Corp.....................................  1,852,850    5,817,949
#*  Cloud Peak Energy, Inc......................................      5,559          336
*   CNX Resources Corp..........................................  5,905,472   52,913,029
*   CONSOL Energy, Inc..........................................    193,460    6,558,294
#*  Contango Oil & Gas Co.......................................    213,181      643,807
*   Dawson Geophysical Co.......................................    156,069      436,993
#   Delek US Holdings, Inc......................................  1,245,106   46,143,628
#*  Denbury Resources, Inc......................................  2,607,334    5,814,355
#   DHT Holdings, Inc...........................................  1,016,866    5,419,896
#*  Diamond Offshore Drilling, Inc..............................  2,042,881   19,836,375
#   DMC Global, Inc.............................................      8,408      582,674
*   Dorian LPG, Ltd.............................................  1,254,665   10,062,413
#*  Dril-Quip, Inc..............................................    682,484   29,729,003
#*  Earthstone Energy, Inc., Class A............................    138,231      926,148
#   Ensco Rowan P.L.C., Class A.................................  3,869,191   54,052,598
*   Era Group, Inc..............................................    293,573    2,830,044
*   Exterran Corp...............................................  1,185,868   16,863,043
#*  Extraction Oil & Gas, Inc...................................  3,507,710   16,324,026
#   GasLog, Ltd.................................................    867,250   13,555,117
#   Green Plains, Inc...........................................    968,342   16,820,101
*   Gulf Island Fabrication, Inc................................     68,269      587,113
#*  Gulfport Energy Corp........................................  2,089,722   13,687,679
#*  Halcon Resources Corp.......................................  2,448,629    3,183,218
    Hallador Energy Co..........................................    210,661    1,087,011
#*  Helix Energy Solutions Group, Inc...........................  3,048,885   23,842,281
#*  HighPoint Resources Corp....................................  3,942,183   10,801,581
#*  Independence Contract Drilling, Inc.........................    609,600    1,725,168
#*  International Seaways, Inc..................................    224,633    4,002,960
#*  KLX Energy Services Holdings, Inc...........................    445,143   12,486,261
#*  Laredo Petroleum, Inc.......................................  4,654,920   14,057,858
#*  Lonestar Resources US, Inc., Class A........................    331,503    1,319,382
#   Mammoth Energy Services, Inc................................     95,130    1,483,077
#*  Matador Resources Co........................................  1,000,500   19,699,845
*   Matrix Service Co...........................................    330,341    6,477,987
#*  McDermott International, Inc................................  2,592,474   20,973,115
*   Midstates Petroleum Co., Inc................................     23,041      294,234
*   Mitcham Industries, Inc.....................................     96,141      358,606
    Montage Resources Corp......................................        565        6,283
#   Nabors Industries, Ltd...................................... 13,269,833   46,444,415

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE+
                                                                 ---------- --------------
ENERGY -- (Continued)
    NACCO Industries, Inc., Class A.............................    145,128 $    5,934,284
*   Natural Gas Services Group, Inc.............................    371,818      5,975,115
#*  NCS Multistage Holdings, Inc................................    140,228        556,705
#*  Newpark Resources, Inc......................................  1,129,806      8,247,584
*   Nine Energy Service, Inc....................................     32,978        663,847
#*  Noble Corp. P.L.C...........................................  1,149,999      3,024,497
#*  Oasis Petroleum, Inc........................................ 10,648,238     61,723,454
#*  Oceaneering International, Inc..............................  1,472,806     28,277,875
#*  Oil States International, Inc...............................  1,909,547     36,892,448
*   Overseas Shipholding Group, Inc., Class A...................  1,465,654      2,667,490
#*  Par Pacific Holdings, Inc...................................    208,139      4,067,036
#*  Parker Drilling Co..........................................         15            294
    Patterson-UTI Energy, Inc...................................  4,582,905     62,281,679
    PBF Energy, Inc., Class A...................................  2,327,765     78,166,349
#*  PDC Energy, Inc.............................................  1,877,326     81,644,908
    Peabody Energy Corp.........................................    933,889     26,867,987
#*  Pioneer Energy Services Corp................................    453,530        789,142
*   QEP Resources, Inc..........................................  7,474,203     56,206,007
#   Range Resources Corp........................................  5,392,213     48,745,606
#*  Renewable Energy Group, Inc.................................    477,137     11,508,544
#*  REX American Resources Corp.................................    177,179     14,973,397
#*  Ring Energy, Inc............................................  1,123,919      5,821,900
*   Roan Resources, Inc.........................................     39,405        223,426
*   SandRidge Energy, Inc.......................................    435,235      3,638,565
#   Scorpio Tankers, Inc........................................    735,993     18,973,900
*   SEACOR Holdings, Inc........................................    517,511     23,049,940
*   SEACOR Marine Holdings, Inc.................................    258,945      3,516,473
#*  Select Energy Services, Inc., Class A.......................    684,249      7,882,548
#   SemGroup Corp., Class A.....................................  3,161,821     41,293,382
#   Ship Finance International, Ltd.............................  1,402,131     17,891,192
*   SilverBow Resources, Inc....................................     71,802      1,302,488
    SM Energy Co................................................  3,818,493     60,828,593
#*  Smart Sand, Inc.............................................      3,525         13,853
#*  Southwestern Energy Co...................................... 14,273,588     56,380,669
#*  SRC Energy, Inc.............................................  6,777,960     41,684,454
#*  Superior Energy Services, Inc...............................  1,595,029      5,726,154
*   Talos Energy, Inc...........................................     68,635      2,038,460
#   Teekay Tankers, Ltd., Class A...............................      9,624         10,490
#*  TETRA Technologies, Inc.....................................  1,272,539      3,028,643
#*  Unit Corp...................................................  1,383,161     18,755,663
#   US Silica Holdings, Inc.....................................    468,345      7,409,218
*   VAALCO Energy, Inc..........................................     31,033         71,686
#*  Whiting Petroleum Corp......................................  2,447,646     67,041,024
    World Fuel Services Corp....................................  2,643,638     81,556,232
                                                                            --------------
TOTAL ENERGY....................................................             1,680,305,807
                                                                            --------------
FINANCIALS -- (24.5%)
#   1st Constitution Bancorp....................................     55,184      1,036,356
    1st Source Corp.............................................    565,893     26,500,769
*   Allegiance Bancshares, Inc..................................     38,093      1,316,875
*   Ambac Financial Group, Inc..................................    708,075     13,241,002
    American Equity Investment Life Holding Co..................  3,256,996     95,788,252
    American National Insurance Co..............................    160,788     18,215,673
    American River Bankshares...................................    146,710      1,879,355
#   Ameris Bancorp..............................................    134,312      4,897,016
    AmeriServ Financial, Inc....................................    328,767      1,357,808
    Argo Group International Holdings, Ltd......................  1,161,025     90,641,222
    Associated Banc-Corp........................................  4,348,093     98,658,230
#   Associated Capital Group, Inc., Class A.....................        869         35,898

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Assured Guaranty, Ltd.......................................    70,713 $ 3,373,010
*   Asta Funding, Inc...........................................    27,927     130,279
    Atlantic American Corp......................................   238,675     587,140
*   Atlanticus Holdings Corp....................................   160,442     563,151
#   Banc of California, Inc..................................... 1,242,436  18,027,746
#*  Bancorp of New Jersey, Inc..................................       441       5,936
*   Bancorp, Inc. (The).........................................   112,442   1,148,033
#   BancorpSouth Bank...........................................   169,176   5,156,484
    Bank of Commerce Holdings...................................   121,360   1,313,115
#   Bank OZK.................................................... 1,293,534  42,233,885
    BankFinancial Corp..........................................   512,555   7,693,451
    BankUnited, Inc.............................................   801,902  29,333,575
#   Bankwell Financial Group, Inc...............................     7,189     219,193
    Banner Corp.................................................   650,341  34,481,080
    Bar Harbor Bankshares.......................................    98,261   2,582,299
*   Baycom Corp.................................................    27,679     638,001
    BCB Bancorp, Inc............................................   146,107   1,931,535
*   Berkshire Bancorp, Inc......................................     4,650      61,217
#   Berkshire Hills Bancorp, Inc................................ 1,368,026  41,027,100
*   Blucora, Inc................................................ 1,168,611  40,901,385
*   BNCCORP, Inc................................................    28,507     775,105
    Boston Private Financial Holdings, Inc......................   260,172   2,978,969
*   Brighthouse Financial, Inc..................................     5,038     210,538
    Brookline Bancorp, Inc...................................... 1,682,593  25,323,025
    Bryn Mawr Bank Corp.........................................    14,525     553,257
*   Byline Bancorp, Inc.........................................     9,936     198,919
    C&F Financial Corp..........................................    44,865   2,175,952
    Cadence BanCorp............................................. 1,276,948  29,050,567
    California First National Bancorp...........................   100,604   1,546,786
    Camden National Corp........................................    26,300   1,156,674
*   Cannae Holdings, Inc........................................   659,474  16,928,698
    Capital City Bank Group, Inc................................   199,063   3,518,078
    Capitol Federal Financial, Inc.............................. 2,327,001  32,112,614
    Capstar Financial Holdings, Inc.............................     6,883     106,618
#   Cathay General Bancorp......................................   361,237  13,289,909
    CenterState Banks Corp......................................   198,376   4,895,920
    Central Valley Community Bancorp............................   106,091   2,170,622
    Century Bancorp, Inc., Class A..............................    20,893   1,915,261
#   Chemical Financial Corp..................................... 1,191,123  52,326,033
#   Citizens Community Bancorp, Inc.............................    27,300     321,048
    Citizens First Corp.........................................     5,422     136,634
    Civista Bancshares, Inc.....................................    20,066     441,452
    CNO Financial Group, Inc.................................... 4,510,009  74,640,649
    Codorus Valley Bancorp, Inc.................................    56,942   1,204,893
    Colony Bankcorp, Inc........................................    10,305     176,319
    Community Trust Bancorp, Inc................................   159,773   6,750,409
    Community West Bancshares...................................    23,717     241,676
    ConnectOne Bancorp, Inc.....................................   586,998  12,814,166
#*  Consumer Portfolio Services, Inc............................   310,808   1,094,044
#*  Cowen, Inc..................................................   390,593   6,542,433
*   Customers Bancorp, Inc......................................   812,255  18,397,576
    Dime Community Bancshares, Inc..............................   769,633  15,508,105
    Donegal Group, Inc., Class A................................   260,543   3,517,330
    Donegal Group, Inc., Class B................................    54,141     636,157
    EMC Insurance Group, Inc....................................   688,298  15,994,344
    Employers Holdings, Inc.....................................   620,631  26,637,483
#*  Encore Capital Group, Inc...................................    75,030   2,120,348
*   Enstar Group, Ltd...........................................    37,130   6,581,664
*   Entegra Financial Corp......................................    13,145     387,778

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
#*  Equity Bancshares, Inc., Class A............................    96,346 $ 2,530,046
    ESSA Bancorp, Inc...........................................   182,988   2,801,546
#*  EZCORP, Inc., Class A....................................... 1,383,281  15,036,264
    FBL Financial Group, Inc., Class A..........................   722,002  45,103,465
    Federal Agricultural Mortgage Corp., Class A................     2,021     143,289
    Federal Agricultural Mortgage Corp., Class C................   206,851  15,819,964
    FedNat Holding Co...........................................   173,948   2,830,134
    Fidelity Southern Corp......................................   285,419   8,308,547
    Fifth Third Bancorp.........................................   712,189  20,525,287
    Financial Institutions, Inc.................................   405,924  11,162,910
*   First Acceptance Corp.......................................   651,667     782,000
    First BanCorp............................................... 6,551,149  74,027,984
    First Bancshares, Inc.......................................    17,709     265,635
#   First Bank..................................................    59,617     680,230
    First Busey Corp............................................   299,509   7,739,313
    First Business Financial Services, Inc......................   106,399   2,450,369
    First Choice Bancorp........................................     1,095      23,280
    First Commonwealth Financial Corp........................... 1,862,779  25,352,422
    First Community Bancshares, Inc.............................   269,572   9,370,323
    First Defiance Financial Corp...............................   467,547  13,797,312
#   First Financial Bancorp.....................................   947,573  23,784,082
    First Financial Corp........................................   130,838   5,386,600
    First Financial Northwest, Inc..............................   279,201   4,671,033
    First Foundation, Inc.......................................   188,067   2,672,432
    First Hawaiian, Inc.........................................   192,820   5,331,473
    First Internet Bancorp......................................   145,303   3,180,683
    First Interstate BancSystem, Inc., Class A..................   149,663   6,324,758
    First Merchants Corp........................................   109,974   4,032,747
    First Midwest Bancorp, Inc.................................. 1,848,121  39,679,158
    First Northwest Bancorp.....................................   108,715   1,769,880
#   First United Corp...........................................    94,730   1,792,292
    Flagstar Bancorp, Inc....................................... 1,712,989  61,239,357
    Flushing Financial Corp.....................................   598,624  13,528,902
#   FNB Corp.................................................... 3,648,804  44,259,993
#   Franklin Financial Network, Inc.............................    54,683   1,511,985
#   Fulton Financial Corp....................................... 5,262,504  90,778,194
#   GAIN Capital Holdings, Inc..................................   332,355   1,751,511
*   Genworth Financial, Inc., Class A........................... 4,508,469  17,087,098
    Global Indemnity, Ltd.......................................   270,587   8,334,080
    Great Southern Bancorp, Inc.................................    28,301   1,640,043
    Great Western Bancorp, Inc..................................   899,222  31,625,638
#*  Greenlight Capital Re, Ltd., Class A........................       928      11,117
    Guaranty Federal Bancshares, Inc............................    32,452     737,309
*   Hallmark Financial Services, Inc............................   473,192   5,432,244
    Hancock Whitney Corp........................................   844,213  36,925,877
    Hanmi Financial Corp........................................   329,319   7,811,447
    Hanover Insurance Group, Inc. (The).........................   317,005  38,233,973
    Harleysville Financial Corp.................................     4,184     100,521
    Hawthorn Bancshares, Inc....................................    34,299     806,369
#   Heartland Financial USA, Inc................................    26,079   1,170,947
#   Heritage Insurance Holdings, Inc............................   345,970   4,719,031
    Hilltop Holdings, Inc....................................... 1,307,737  27,501,709
#*  HMN Financial, Inc..........................................    95,761   2,121,106
    Home Bancorp, Inc...........................................    31,862   1,167,424
#   Home BancShares, Inc........................................   171,532   3,291,699
*   HomeStreet, Inc.............................................   686,964  19,331,167
    HomeTrust Bancshares, Inc...................................   221,289   5,611,889
#   Hope Bancorp, Inc........................................... 2,910,947  40,927,915
    HopFed Bancorp, Inc.........................................    75,218   1,469,760

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
#   Horace Mann Educators Corp.................................. 1,028,840 $ 39,692,647
    Horizon Bancorp, Inc........................................     7,978      129,802
    IBERIABANK Corp.............................................   854,270   67,914,465
    Independence Holding Co.....................................    38,619    1,478,335
    Independent Bank Corp.......................................    89,425    7,174,568
    Independent Bank Group, Inc.................................   778,127   44,353,239
    International Bancshares Corp............................... 1,565,480   64,920,456
    Investors Bancorp, Inc...................................... 2,674,912   31,430,216
    Investors Title Co..........................................    37,146    6,274,702
#   Kearny Financial Corp....................................... 2,668,386   37,357,404
    Kemper Corp................................................. 1,387,903  124,744,722
    Lake Shore Bancorp, Inc.....................................       697       10,490
    Lakeland Bancorp, Inc.......................................   575,828    9,535,712
    Landmark Bancorp, Inc.......................................    32,665      809,439
    LCNB Corp...................................................    92,866    1,578,722
    Legg Mason, Inc.............................................   381,272   12,753,548
#   Level One Bancorp, Inc......................................       757       18,751
#   Live Oak Bancshares, Inc....................................    63,683    1,112,542
    Luther Burbank Corp.........................................    31,253      329,094
    Mackinac Financial Corp.....................................   138,994    2,180,816
*   Magyar Bancorp, Inc.........................................    36,773      444,034
    Maiden Holdings, Ltd........................................     3,889        2,541
*   Malvern Bancorp, Inc........................................     1,835       38,884
    Marlin Business Services Corp...............................   264,365    5,760,513
#*  MBIA, Inc................................................... 1,891,634   18,292,101
    MBT Financial Corp..........................................   270,266    2,713,471
    Mercantile Bank Corp........................................   344,941   11,659,006
    Meridian Bancorp, Inc.......................................   269,861    4,647,006
#   Meta Financial Group, Inc...................................   139,236    3,586,719
*   Metropolitan Bank Holding Corp..............................     1,531       61,102
    Middlefield Banc Corp.......................................     9,188      306,517
#   Midland States Bancorp, Inc.................................   220,700    5,919,174
#   MidSouth Bancorp, Inc.......................................    57,952      687,890
    MidWestOne Financial Group, Inc.............................   109,742    3,092,530
#*  Mr Cooper Group, Inc........................................   640,742    5,510,381
    MSB Financial Corp..........................................     2,918       51,867
    MutualFirst Financial, Inc..................................    96,698    2,890,303
    National Bank Holdings Corp., Class A.......................   367,916   14,069,108
    National Security Group, Inc. (The).........................    11,290      133,222
    National Western Life Group, Inc., Class A..................    86,752   23,138,493
    Navient Corp................................................ 3,621,319   48,924,020
    Navigators Group, Inc. (The)................................   816,616   57,114,123
#   NBT Bancorp, Inc............................................    53,027    2,016,087
    Nelnet, Inc., Class A.......................................   925,746   53,739,555
>>  NewStar Financial, Inc......................................   667,031       64,902
*   Nicholas Financial, Inc.....................................   189,179    1,679,910
*   Nicolet Bankshares, Inc.....................................    40,795    2,490,535
#   Northeast Bancorp...........................................   101,124    2,216,638
    Northfield Bancorp, Inc.....................................   936,333   14,044,995
    Northrim BanCorp, Inc.......................................   177,426    6,296,849
#   Northwest Bancshares, Inc................................... 2,200,241   38,350,201
    OceanFirst Financial Corp...................................   701,815   17,671,702
#   OFG Bancorp................................................. 1,247,763   25,179,857
    Old Line Bancshares, Inc....................................     3,158       78,950
#   Old National Bancorp........................................ 4,705,347   80,367,327
    OneMain Holdings, Inc....................................... 1,168,738   39,702,030
    Oppenheimer Holdings, Inc., Class A.........................   146,453    3,844,391
    Opus Bank................................................... 1,029,239   22,509,457
#   Oritani Financial Corp......................................   748,314   12,983,248

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
#   Orrstown Financial Services, Inc............................    36,138 $   749,502
    Pacific Premier Bancorp, Inc................................   572,403  16,639,755
    Parke Bancorp, Inc..........................................    15,004     343,292
#   Patriot National Bancorp, Inc...............................     7,682     122,989
#   PB Bancorp, Inc.............................................     3,118      34,610
    PCSB Financial Corp.........................................     3,271      62,313
    Peapack Gladstone Financial Corp............................   211,701   6,124,510
    Penns Woods Bancorp, Inc....................................    14,988     654,376
#   Pennymac Financial Services, Inc............................    38,316     854,447
    Peoples Bancorp of North Carolina, Inc......................    39,614   1,108,004
    Peoples Bancorp, Inc........................................   511,727  16,723,238
    Peoples Financial Services Corp.............................    12,391     539,008
#   Pinnacle Financial Partners, Inc............................    80,118   4,652,452
    Popular, Inc................................................   772,732  44,594,364
#*  PRA Group, Inc..............................................   852,378  23,968,869
    Premier Financial Bancorp, Inc..............................   284,204   4,712,102
    ProAssurance Corp...........................................     2,336      87,670
#   Protective Insurance Corp., Class A.........................     2,080      35,547
    Protective Insurance Corp., Class B.........................   354,606   5,762,347
    Provident Financial Holdings, Inc...........................   199,481   4,039,490
    Provident Financial Services, Inc........................... 2,021,876  53,620,152
    Prudential Bancorp, Inc.....................................    26,870     469,150
    QCR Holdings, Inc...........................................     9,143     312,782
    RBB Bancorp.................................................    52,907   1,024,280
*   Regional Management Corp....................................   309,788   7,673,449
    Renasant Corp...............................................   936,352  33,952,124
    Republic Bancorp, Inc., Class A.............................   115,552   5,460,988
    Riverview Bancorp, Inc......................................   487,570   3,617,769
    S&T Bancorp, Inc............................................   210,693   8,444,575
    Safety Insurance Group, Inc.................................   152,615  14,180,986
    Salisbury Bancorp, Inc......................................     3,107     120,738
    Sandy Spring Bancorp, Inc...................................   838,292  29,248,008
#   SB Financial Group, Inc.....................................    38,695     708,118
*   Security National Financial Corp., Class A..................    18,585      94,412
#   Selective Insurance Group, Inc..............................   892,881  63,671,344
    Shore Bancshares, Inc.......................................   139,273   2,204,692
    SI Financial Group, Inc.....................................   119,089   1,705,354
    Sierra Bancorp..............................................   288,837   7,642,627
#   Simmons First National Corp., Class A....................... 1,611,889  40,925,862
*   SmartFinancial, Inc.........................................    53,467   1,111,579
    South State Corp............................................   408,902  30,937,525
    Southern National Bancorp of Virginia, Inc..................   158,784   2,369,057
    Southwest Georgia Financial Corp............................     1,652      34,031
    State Auto Financial Corp...................................   535,282  18,001,534
#   Sterling Bancorp............................................ 1,502,788  32,189,719
    Stewart Information Services Corp...........................   338,640  14,395,586
#   Stifel Financial Corp.......................................   827,979  49,405,507
    Summit State Bank...........................................    10,697     123,016
    TCF Financial Corp.......................................... 2,706,824  59,902,015
    Territorial Bancorp, Inc....................................   124,066   3,591,711
*   Texas Capital Bancshares, Inc...............................   274,562  17,772,398
#*  Third Point Reinsurance, Ltd................................ 2,283,667  26,513,374
    Timberland Bancorp, Inc.....................................   110,240   3,439,488
    Tiptree, Inc................................................   871,276   4,966,273
    Towne Bank..................................................    98,870   2,578,530
    TriCo Bancshares............................................   106,849   4,264,344
*   Triumph Bancorp, Inc........................................     2,675      82,952
#   Trustmark Corp.............................................. 1,057,117  38,013,927
    Two River Bancorp...........................................    40,762     620,805

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
FINANCIALS -- (Continued)
    Umpqua Holdings Corp........................................ 1,822,019 $   31,630,250
#*  Unico American Corp.........................................   140,762        854,425
#   Union Bankshares Corp....................................... 1,565,899     57,155,313
#   United Bancshares, Inc......................................     9,093        209,321
#   United Bankshares, Inc...................................... 1,605,713     63,008,178
#   United Community Banks, Inc.................................   183,546      5,153,972
    United Community Financial Corp.............................   168,970      1,556,214
    United Financial Bancorp, Inc............................... 1,354,307     17,863,309
#   United Fire Group, Inc......................................   764,509     33,340,237
    United Security Bancshares..................................    43,893        460,877
    Unity Bancorp, Inc..........................................    40,840        882,144
    Univest Financial Corp......................................   487,142     12,285,721
#   Valley National Bancorp..................................... 5,207,375     54,573,290
    Veritex Holdings, Inc.......................................   148,225      3,929,445
#   Virtus Investment Partners, Inc.............................    75,848      9,299,723
#   Waddell & Reed Financial, Inc., Class A.....................    74,364      1,392,838
    Washington Federal, Inc..................................... 2,935,549     97,284,094
    Waterstone Financial, Inc...................................   539,035      8,926,420
    WesBanco, Inc............................................... 1,268,504     51,146,081
    Western New England Bancorp, Inc............................   638,069      6,163,747
#   White Mountains Insurance Group, Ltd........................    27,781     26,087,470
    Wintrust Financial Corp.....................................    97,991      7,466,914
*   World Acceptance Corp.......................................     4,153        539,848
    WSFS Financial Corp.........................................   489,313     21,128,535
    WVS Financial Corp..........................................     1,740         29,684
                                                                           --------------
TOTAL FINANCIALS................................................            4,012,504,912
                                                                           --------------
HEALTH CARE -- (3.2%)
#*  Acadia Healthcare Co., Inc.................................. 2,396,004     76,054,032
#*  Acorda Therapeutics, Inc....................................   143,820      1,502,919
*   Allscripts Healthcare Solutions, Inc........................ 1,153,851     11,388,509
#*  AMAG Pharmaceuticals, Inc...................................   337,676      3,768,464
*   American Shared Hospital Services...........................    87,469        244,039
*   AngioDynamics, Inc.......................................... 1,056,601     21,702,585
*   Anika Therapeutics, Inc.....................................    10,019        319,105
*   Applied Genetic Technologies Corp...........................    19,272         86,146
#*  Assertio Therapeutics, Inc.................................. 1,784,812      7,442,666
#*  Avanos Medical, Inc.........................................   281,090     11,791,725
*   Brookdale Senior Living, Inc................................ 1,632,919     10,091,439
#*  Community Health Systems, Inc...............................   501,625      1,725,590
    CONMED Corp.................................................    27,623      2,210,669
#*  Cross Country Healthcare, Inc...............................   511,648      3,607,118
#*  Cumberland Pharmaceuticals, Inc.............................     1,000          5,600
    Digirad Corp................................................   269,340        194,517
#*  Diplomat Pharmacy, Inc......................................   390,837      2,180,870
*   FONAR Corp..................................................    74,626      1,480,580
*   Hanger, Inc.................................................    13,817        274,544
*   Integer Holdings Corp.......................................   692,220     47,825,480
#   Invacare Corp...............................................   505,675      3,741,995
    Kewaunee Scientific Corp....................................    71,153      1,610,904
#*  Lannett Co., Inc............................................    50,900        391,421
#*  LHC Group, Inc..............................................   258,245     28,693,602
*   Magellan Health, Inc........................................ 1,125,585     54,492,340
#*  Mallinckrodt P.L.C.......................................... 3,083,862     47,676,507
*   MEDNAX, Inc................................................. 1,567,614     43,846,164
#*  Misonix, Inc................................................   102,196      1,772,079
    National HealthCare Corp....................................   160,175     12,082,000
#   Owens & Minor, Inc..........................................   742,240      2,531,038
#   Patterson Cos., Inc.........................................   901,235     19,682,972

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
HEALTH CARE -- (Continued)
#*  PDL BioPharma, Inc.......................................... 2,524,944 $  8,256,567
#*  Prestige Consumer Healthcare, Inc........................... 1,637,069   48,162,570
#*  Quorum Health Corp..........................................   132,482      271,588
*   RTI Surgical Holdings, Inc.................................. 1,171,356    6,337,036
*   Select Medical Holdings Corp................................ 1,958,305   19,202,056
#*  Surface Oncology, Inc.......................................     7,573       35,442
*   Surgery Partners, Inc.......................................    79,884      865,144
#   Taro Pharmaceutical Industries, Ltd.........................    16,768    1,801,051
#*  Tivity Health, Inc..........................................    48,887    1,056,937
#*  Triple-S Management Corp., Class B..........................   646,667   14,692,274
                                                                           ------------
TOTAL HEALTH CARE...............................................            521,098,284
                                                                           ------------
INDUSTRIALS -- (16.5%)
#   AAR Corp.................................................... 1,049,187   35,431,045
#   ABM Industries, Inc......................................... 1,263,021   47,956,907
    ACCO Brands Corp............................................ 3,391,839   31,001,408
    Acme United Corp............................................     6,027      124,578
*   Aegion Corp.................................................   969,714   19,307,006
*   AeroCentury Corp............................................    31,474      349,991
    Air Lease Corp.............................................. 1,192,643   45,988,314
    Aircastle, Ltd.............................................. 3,062,353   61,002,072
    Alamo Group, Inc............................................    98,259   10,183,563
#*  Alpha Pro Tech, Ltd.........................................    88,398      313,813
    Altra Industrial Motion Corp................................   108,088    4,052,219
*   Ameresco, Inc., Class A.....................................   416,305    6,269,553
#*  American Woodmark Corp......................................     1,454      130,758
*   AMREP Corp..................................................     7,729       43,128
#   Apogee Enterprises, Inc.....................................    85,775    3,456,732
*   ARC Document Solutions, Inc.................................   174,246      414,705
#   ArcBest Corp................................................   811,546   24,800,846
#   Argan, Inc..................................................   192,647    9,212,380
*   Armstrong Flooring, Inc.....................................   492,742    7,139,832
*   Arotech Corp................................................   741,737    2,151,037
#   Astec Industries, Inc.......................................   521,812   17,590,283
#*  Atlas Air Worldwide Holdings, Inc...........................   809,991   39,114,465
#*  Avalon Holdings Corp., Class A..............................    12,840       30,174
    AZZ, Inc....................................................    74,086    3,518,344
    Barnes Group, Inc........................................... 1,052,950   58,565,079
#*  Beacon Roofing Supply, Inc.................................. 1,516,503   57,111,503
*   BMC Stock Holdings, Inc..................................... 1,212,129   24,945,615
#   Briggs & Stratton Corp......................................   310,859    3,792,480
#*  Broadwind Energy, Inc.......................................   207,083      412,095
#*  CAI International, Inc......................................   465,498   11,558,315
*   CBIZ, Inc................................................... 1,399,774   27,029,636
#*  CECO Environmental Corp.....................................   410,264    3,183,649
#*  Celadon Group, Inc..........................................    98,658      251,578
#*  Cemtrex, Inc................................................    21,591        7,125
#*  Chart Industries, Inc.......................................    68,876    6,079,685
    Chicago Rivet & Machine Co..................................    28,801      820,828
#*  CIRCOR International, Inc...................................   545,363   18,389,640
*   Civeo Corp..................................................   585,384    1,176,622
#*  Colfax Corp................................................. 1,691,753   51,040,188
    Columbus McKinnon Corp......................................   389,982   15,349,692
    CompX International, Inc....................................    64,108      998,162
*   Continental Materials Corp..................................    10,752      198,838
    Copa Holdings SA, Class A...................................    36,177    3,012,097
#   Costamare, Inc.............................................. 1,249,952    7,549,710
*   Covenant Transportation Group, Inc., Class A................   334,067    6,524,329
*   CPI Aerostructures, Inc.....................................   111,640      706,681

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INDUSTRIALS -- (Continued)
    CRA International, Inc......................................   196,121 $ 10,213,982
*   Ducommun, Inc...............................................   319,879   12,980,690
#*  Eagle Bulk Shipping, Inc....................................   504,872    2,751,552
    Eastern Co. (The)...........................................    99,854    2,861,816
#*  Echo Global Logistics, Inc..................................   385,057    8,833,208
    Ecology and Environment, Inc., Class A......................    35,051      402,736
    EMCOR Group, Inc............................................    67,297    5,662,370
    Encore Wire Corp............................................   544,842   32,303,682
#   Ennis, Inc..................................................   770,016   15,538,923
    EnPro Industries, Inc.......................................   396,349   29,456,658
    ESCO Technologies, Inc......................................   467,922   35,094,150
    Federal Signal Corp.........................................    19,229      553,218
*   Franklin Covey Co...........................................    46,875    1,336,406
#*  FreightCar America, Inc.....................................   280,740    1,942,721
*   FTI Consulting, Inc......................................... 1,026,370   87,220,923
#   GATX Corp................................................... 1,315,675  101,478,013
*   Gencor Industries, Inc......................................   118,003    1,424,296
#*  Gibraltar Industries, Inc...................................   491,363   19,492,370
*   GMS, Inc....................................................   598,105   10,538,610
#   Golden Ocean Group, Ltd.....................................    88,714      528,735
#*  Goldfield Corp. (The).......................................   236,446      553,284
#*  GP Strategies Corp..........................................   204,732    2,606,238
#   Granite Construction, Inc...................................   666,659   29,926,322
*   Great Lakes Dredge & Dock Corp.............................. 1,099,660   11,249,522
#   Greenbrier Cos., Inc. (The)................................. 1,118,305   39,733,377
    Griffon Corp................................................ 1,366,903   26,818,637
#   Hawaiian Holdings, Inc......................................   809,576   22,838,139
    Heidrick & Struggles International, Inc.....................   270,355    9,673,302
*   Herc Holdings, Inc..........................................    19,262      927,658
*   Heritage-Crystal Clean, Inc.................................   195,914    5,628,609
#*  Hertz Global Holdings, Inc.................................. 2,981,583   54,205,179
*   Houston Wire & Cable Co.....................................   181,191    1,121,572
*   Hub Group, Inc., Class A....................................   889,224   36,965,042
    Hurco Cos., Inc.............................................   170,547    6,707,614
*   Huron Consulting Group, Inc.................................    62,611    3,025,990
    Hyster-Yale Materials Handling, Inc.........................   264,116   17,595,408
    ICF International, Inc......................................   529,693   41,247,194
*   IES Holdings, Inc...........................................    46,846      820,273
#*  InnerWorkings, Inc..........................................   282,630      955,289
    Insteel Industries, Inc.....................................    27,060      566,636
#   Kadant, Inc.................................................    35,598    3,491,808
    Kelly Services, Inc., Class A............................... 1,094,960   24,373,810
    Kelly Services, Inc., Class B...............................       567       13,631
#*  KeyW Holding Corp. (The)....................................   432,087    4,899,867
#*  Kirby Corp..................................................    97,097    7,934,767
    Korn Ferry..................................................   915,909   43,066,041
*   Lawson Products, Inc........................................   125,416    4,118,661
*   LB Foster Co., Class A......................................    59,543    1,279,579
*   Limbach Holdings, Inc.......................................   231,110    2,098,479
*   LS Starrett Co. (The), Class A..............................     4,822       34,767
#   LSC Communications, Inc.....................................   362,595    2,534,539
    LSI Industries, Inc.........................................    19,418       66,021
#*  Lydall, Inc.................................................   210,840    5,188,772
#   Macquarie Infrastructure Corp............................... 1,402,329   56,808,348
#*  Manitowoc Co., Inc. (The)...................................   595,601   10,637,434
    Marten Transport, Ltd....................................... 1,474,585   29,167,291
*   Mastech Digital, Inc........................................    21,352      128,112
#   Matson, Inc.................................................   326,358   12,927,040
    Matthews International Corp., Class A.......................   352,288   14,112,657

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INDUSTRIALS -- (Continued)
#*  Maxar Technologies, Inc.....................................    17,083 $     84,219
    McGrath RentCorp............................................   412,567   25,579,154
*   Milacron Holdings Corp......................................   118,000    1,723,980
    Miller Industries, Inc......................................   303,318   10,033,759
*   Mistras Group, Inc..........................................    42,802      586,815
    Mobile Mini, Inc............................................ 1,184,196   42,654,740
    Moog, Inc., Class A.........................................    33,760    3,161,286
#*  MRC Global, Inc.............................................   263,266    4,562,400
#   Multi-Color Corp............................................   348,756   17,402,924
*   MYR Group, Inc..............................................   351,891   12,720,860
#   National Presto Industries, Inc.............................     8,595      915,367
    Navigant Consulting, Inc.................................... 1,238,000   28,263,540
*   NCI Building Systems, Inc...................................   155,185      887,658
*   NL Industries, Inc..........................................   839,677    2,980,853
#   NN, Inc..................................................... 1,170,848   10,584,466
*   Northwest Pipe Co...........................................   121,440    2,910,917
#*  NOW, Inc.................................................... 2,636,380   38,543,876
#*  Orion Group Holdings, Inc...................................   862,589    2,234,106
*   PAM Transportation Services, Inc............................    99,187    4,961,334
    Park-Ohio Holdings Corp.....................................   211,570    7,749,809
*   Patriot Transportation Holding, Inc.........................     2,456       45,854
*   Perma-Pipe International Holdings, Inc......................   179,398    1,607,406
*   PICO Holdings, Inc..........................................   137,268    1,568,973
#   Powell Industries, Inc......................................   122,505    3,583,271
    Preformed Line Products Co..................................    73,882    4,166,206
#   Quad/Graphics, Inc..........................................   823,617    6,520,799
    Quanex Building Products Corp...............................   922,623   15,426,257
*   RCM Technologies, Inc.......................................   167,803      669,534
    Regal Beloit Corp...........................................   980,540   83,424,343
*   Resideo Technologies, Inc...................................   608,538   13,813,813
    Resources Connection, Inc...................................   490,400    7,875,824
#   REV Group, Inc..............................................   629,022    7,982,289
    Rush Enterprises, Inc., Class A.............................   738,648   31,326,062
    Rush Enterprises, Inc., Class B.............................   303,616   12,751,872
#*  Saia, Inc...................................................    58,702    3,779,822
    Schneider National, Inc., Class B...........................    93,184    1,947,546
#   Scorpio Bulkers, Inc........................................   350,103    1,883,554
    Servotronics, Inc...........................................    15,025      193,747
#*  SIFCO Industries, Inc.......................................    58,648      171,252
#   SkyWest, Inc................................................ 1,722,896  106,113,165
    Spartan Motors, Inc.........................................   489,863    4,555,726
*   Spirit Airlines, Inc........................................ 1,187,538   64,578,316
*   SPX FLOW, Inc...............................................   479,579   17,236,069
    Steelcase, Inc., Class A....................................   501,359    8,668,497
#*  Team, Inc...................................................   150,148    2,537,501
    Terex Corp..................................................   265,177    8,838,349
    Tetra Tech, Inc.............................................    44,412    2,874,345
#*  Textainer Group Holdings, Ltd...............................   135,884    1,303,128
#   Titan International, Inc.................................... 2,239,323   15,518,508
*   Titan Machinery, Inc........................................   607,883   10,455,588
*   TriMas Corp.................................................   533,569   16,503,289
#   Trinity Industries, Inc.....................................   610,642   13,165,442
    Triton International, Ltd................................... 2,079,274   68,512,078
#   Triumph Group, Inc..........................................   185,634    4,405,095
*   TrueBlue, Inc...............................................   673,321   16,267,435
#*  Tutor Perini Corp........................................... 1,550,831   30,970,095
*   Twin Disc, Inc..............................................    43,096      816,238
*   Ultralife Corp..............................................   268,412    3,100,159
    UniFirst Corp...............................................   157,160   24,851,711

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
INDUSTRIALS -- (Continued)
#*  Univar, Inc.................................................    91,190 $    2,036,273
    Universal Forest Products, Inc.............................. 1,540,059     56,905,180
#*  USA Truck, Inc..............................................   110,058      1,567,226
*   Vectrus, Inc................................................   118,217      4,793,699
*   Veritiv Corp................................................   499,570     13,933,007
    Viad Corp...................................................   433,886     26,601,551
    Virco Manufacturing Corp....................................    47,331        215,356
*   Volt Information Sciences, Inc..............................     9,395         45,472
    VSE Corp....................................................   138,423      4,231,591
    Wabash National Corp........................................ 1,019,589     15,375,402
#   Werner Enterprises, Inc..................................... 1,513,714     50,709,419
*   Wesco Aircraft Holdings, Inc................................ 1,294,003     10,921,385
*   WESCO International, Inc.................................... 1,425,513     81,596,364
*   Willis Lease Finance Corp...................................   247,650     12,313,158
#*  WillScot Corp...............................................     5,654         76,159
                                                                           --------------
TOTAL INDUSTRIALS...............................................            2,704,821,131
                                                                           --------------
INFORMATION TECHNOLOGY -- (9.8%)
    ADTRAN, Inc.................................................   293,694      5,033,915
*   Agilysys, Inc...............................................   293,998      5,624,182
*   Alithya Group, Inc., Class A................................   340,461      1,089,475
*   Alpha & Omega Semiconductor, Ltd............................   574,651      7,125,672
*   Amkor Technology, Inc....................................... 6,515,916     59,034,199
#*  Amtech Systems, Inc.........................................   584,664      3,870,476
*   Anixter International, Inc..................................   677,556     42,597,946
#*  Arlo Technologies, Inc......................................   572,409      2,272,464
    AstroNova, Inc..............................................   171,839      4,299,412
*   Avaya Holdings Corp.........................................    11,974        228,464
*   Aviat Networks, Inc.........................................       712          9,712
    AVX Corp.................................................... 2,183,942     35,620,094
*   Aware, Inc..................................................   655,871      2,170,933
*   Axcelis Technologies, Inc...................................   331,008      7,047,160
#*  AXT, Inc....................................................   834,569      4,757,043
    Bel Fuse, Inc., Class A.....................................    13,612        280,407
    Bel Fuse, Inc., Class B.....................................   194,520      4,610,124
#   Belden, Inc.................................................   302,684     16,814,096
    Benchmark Electronics, Inc.................................. 1,256,723     33,969,223
*   BK Technologies Corp........................................   116,614        472,287
*   BSQUARE Corp................................................   367,302        701,547
*   CACI International, Inc., Class A...........................   570,059    111,127,301
#*  CCUR Holdings, Inc..........................................   160,981        536,067
*   Cirrus Logic, Inc...........................................    19,836        943,797
    Cohu, Inc...................................................   774,962     11,492,686
*   Computer Task Group, Inc....................................     2,430         11,251
    Comtech Telecommunications Corp.............................   707,291     15,954,728
*   Conduent, Inc...............................................   848,366     10,884,536
#*  Cree, Inc...................................................   134,817      8,910,056
    CSP, Inc....................................................   128,131      1,687,485
    CTS Corp....................................................   445,001     13,327,780
#   Daktronics, Inc.............................................   238,448      1,807,436
*   Digi International, Inc.....................................   787,963     10,141,084
*   Diodes, Inc................................................. 1,116,878     40,676,697
*   DSP Group, Inc..............................................   274,783      3,926,649
#*  EchoStar Corp., Class A.....................................   194,943      7,768,479
#*  Electronics for Imaging, Inc................................   645,607     24,010,124
*   ePlus, Inc..................................................    70,344      6,632,736
*   Fabrinet....................................................   209,901     12,703,209
#*  Finisar Corp................................................ 3,473,046     83,735,139
#*  Finjan Holdings, Inc........................................   151,498        448,434

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   FormFactor, Inc.............................................   984,541 $ 18,657,052
*   Frequency Electronics, Inc..................................   203,441    2,451,464
#*  II-VI, Inc..................................................   200,877    8,002,940
*   Insight Enterprises, Inc.................................... 1,090,649   61,708,920
#*  Intelligent Systems Corp....................................    20,578      581,534
*   Intevac, Inc................................................   453,151    2,170,593
    KBR, Inc....................................................   312,889    6,952,394
#   KEMET Corp..................................................   152,702    2,728,785
*   Key Tronic Corp.............................................   367,188    2,037,893
*   Kimball Electronics, Inc....................................   799,426   12,095,315
#*  Knowles Corp................................................ 1,775,694   33,525,103
    Kulicke & Soffa Industries, Inc............................. 2,045,534   47,599,576
*   KVH Industries, Inc.........................................   233,636    2,289,633
    LogMeIn, Inc................................................     4,867      401,041
    ManTech International Corp., Class A........................   772,493   47,886,841
    Methode Electronics, Inc....................................     3,300       97,383
    MKS Instruments, Inc........................................    91,909    8,364,638
    MTS Systems Corp............................................   141,143    7,760,042
#*  NETGEAR, Inc................................................   151,107    4,688,850
#*  Netscout Systems, Inc....................................... 2,543,627   74,782,634
*   NetSol Technologies, Inc....................................    25,107      182,277
    Network-1 Technologies, Inc.................................     3,899        9,631
*   Optical Cable Corp..........................................   155,560      757,577
#*  PAR Technology Corp.........................................   118,063    2,799,274
    PC Connection, Inc..........................................   869,150   32,297,614
#*  PCM, Inc....................................................   203,216    5,606,729
    PC-Tel, Inc.................................................     2,144       10,141
#*  PDF Solutions, Inc..........................................   875,793   11,367,793
*   Perceptron, Inc.............................................   194,557    1,416,375
*   Perficient, Inc.............................................   181,213    5,334,911
    Perspecta, Inc..............................................    77,842    1,796,593
*   Photronics, Inc.............................................   994,603    9,289,592
*   Plexus Corp.................................................   727,784   43,798,041
#   Presidio, Inc...............................................   281,069    4,221,656
*   Rambus, Inc.................................................   586,925    6,726,161
#*  RealNetworks, Inc...........................................    45,311      117,809
*   Ribbon Communications, Inc..................................   300,061    1,608,327
    Richardson Electronics, Ltd.................................   332,658    1,946,049
*   Rudolph Technologies, Inc...................................   514,159   12,437,506
*   Sanmina Corp................................................ 2,305,591   78,205,647
*   ScanSource, Inc.............................................   667,347   25,125,615
#   Science Applications International Corp.....................     3,579      268,246
#   Sigma Designs, Inc..........................................   250,000       40,275
#*  Stratasys, Ltd..............................................   618,709   14,384,984
#*  Super Micro Computer, Inc...................................   816,446   18,304,719
*   Sykes Enterprises, Inc...................................... 1,021,937   28,358,752
*   Synchronoss Technologies, Inc...............................     1,730        9,307
    SYNNEX Corp.................................................   647,009   69,799,331
*   Tech Data Corp.............................................. 1,121,386  119,550,961
    TESSCO Technologies, Inc....................................   129,660    2,403,896
    TiVo Corp................................................... 2,303,809   21,586,690
*   Trio-Tech International.....................................    46,744      149,581
#*  TTM Technologies, Inc....................................... 3,092,493   40,944,607
#*  Ultra Clean Holdings, Inc...................................   367,382    4,397,563
#*  Veeco Instruments, Inc......................................   277,549    3,380,547
#   Vishay Intertechnology, Inc................................. 3,965,663   78,559,784
*   Vishay Precision Group, Inc.................................   256,277    9,705,210
*   Westell Technologies, Inc., Class A.........................     6,000       12,780

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE+
                                                                 ---------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    Xperi Corp..................................................     47,584 $    1,182,462
                                                                            --------------
TOTAL INFORMATION TECHNOLOGY....................................             1,607,232,149
                                                                            --------------
MATERIALS -- (5.8%)
*   AdvanSix, Inc...............................................     14,539        439,514
#*  AgroFresh Solutions, Inc....................................    278,952        889,857
#*  Allegheny Technologies, Inc.................................  1,884,454     46,960,594
*   American Biltrite, Inc......................................         25         15,250
    American Vanguard Corp......................................    873,338     13,746,340
#*  Ampco-Pittsburgh Corp.......................................      2,599          8,369
    Boise Cascade Co............................................  1,036,626     28,704,174
    Carpenter Technology Corp...................................  1,562,755     77,622,041
#*  Century Aluminum Co.........................................  2,420,355     20,355,186
#*  Clearwater Paper Corp.......................................     17,768        358,381
#*  Coeur Mining, Inc...........................................  7,824,044     28,244,799
#   Commercial Metals Co........................................  4,138,745     71,558,901
    Core Molding Technologies, Inc..............................    198,382      1,610,862
    Domtar Corp.................................................  2,239,187    109,496,244
#   Element Solutions, Inc......................................  6,470,184     70,266,198
#   Ferroglobe P.L.C............................................    809,835      1,741,145
    Friedman Industries, Inc....................................    188,992      1,389,091
    FutureFuel Corp.............................................    643,617      9,454,734
    Greif, Inc., Class A........................................    572,196     22,613,186
    Hawkins, Inc................................................      7,452        275,053
    Haynes International, Inc...................................    248,724      8,036,272
#   Hecla Mining Co............................................. 14,717,781     30,907,340
    Innophos Holdings, Inc......................................     49,626      1,597,461
    Innospec, Inc...............................................     89,253      7,570,439
*   Intrepid Potash, Inc........................................  1,169,822      4,351,738
    Kaiser Aluminum Corp........................................    134,174     13,202,722
*   Kraton Corp.................................................    860,336     28,236,228
#   Kronos Worldwide, Inc.......................................     45,500        618,800
    Louisiana-Pacific Corp......................................    184,423      4,619,796
#*  LSB Industries, Inc.........................................    193,876      1,134,175
    Materion Corp...............................................    516,072     29,947,658
#   Mercer International, Inc...................................  1,483,660     21,008,626
    Minerals Technologies, Inc..................................    328,291     20,606,826
#   Nexa Resources SA...........................................    298,904      3,539,023
#   Olin Corp...................................................  1,120,925     24,312,863
    Olympic Steel, Inc..........................................    193,891      3,144,912
#   PH Glatfelter Co............................................  1,138,700     17,968,686
*   PQ Group Holdings, Inc......................................    349,452      5,524,836
#   Rayonier Advanced Materials, Inc............................  1,220,829     18,117,102
    Resolute Forest Products, Inc...............................  1,828,502     14,463,451
    Schnitzer Steel Industries, Inc., Class A...................    515,937     12,238,026
    Schweitzer-Mauduit International, Inc.......................    158,661      5,643,572
#*  Summit Materials, Inc., Class A.............................  1,439,807     25,225,419
*   SunCoke Energy, Inc.........................................  1,066,639      9,183,762
#   Synalloy Corp...............................................     81,422      1,437,098
#*  TimkenSteel Corp............................................    477,032      4,837,104
#*  Trecora Resources...........................................    184,057      1,720,933
    Tredegar Corp...............................................    905,784     16,322,228
*   Tronox Holdings P.L.C., Class A.............................  1,259,281     17,806,233
*   UFP Technologies, Inc.......................................     85,801      3,123,156
    United States Lime & Minerals, Inc..........................      6,096        493,288
#   United States Steel Corp....................................  3,330,547     51,956,533
*   Universal Stainless & Alloy Products, Inc...................    246,926      3,553,265
#*  Venator Materials P.L.C.....................................    141,322        856,411
#*  Verso Corp., Class A........................................  1,067,511     23,826,846

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                     SHARES        VALUE+
                                                                   ----------- ---------------
MATERIALS -- (Continued)
*     Webco Industries, Inc.......................................       8,863 $     1,200,937
                                                                               ---------------
TOTAL MATERIALS...................................................                 944,083,684
                                                                               ---------------
REAL ESTATE -- (0.3%)
      Alexander & Baldwin, Inc....................................     109,509       2,586,603
#*    Altisource Asset Management Corp............................       4,027         108,729
#     Consolidated-Tomoka Land Co.................................      34,382       2,131,684
#*    FRP Holdings, Inc...........................................      25,004       1,267,453
      Griffin Industrial Realty, Inc..............................      22,359         816,327
      RE/MAX Holdings, Inc., Class A..............................      39,554       1,713,875
#     Realogy Holdings Corp.......................................   2,930,130      38,150,293
#*    St Joe Co. (The)............................................       9,161         156,103
*     Stratus Properties, Inc.....................................     115,234       3,085,966
*     Tejon Ranch Co..............................................      35,993         620,879
                                                                               ---------------
TOTAL REAL ESTATE.................................................                  50,637,912
                                                                               ---------------
UTILITIES -- (0.1%)
#*    AquaVenture Holdings, Ltd...................................     130,150       2,531,417
      TerraForm Power, Inc., Class A..............................   1,275,692      17,298,384
                                                                               ---------------
TOTAL UTILITIES...................................................                  19,829,801
                                                                               ---------------
TOTAL COMMON STOCKS...............................................              14,716,835,233
                                                                               ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc............................................      17,641         455,314
                                                                               ---------------
TOTAL INVESTMENT SECURITIES.......................................              14,717,290,547
                                                                               ---------------

                                                                                   VALUE
                                                                               ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 147,568,564     147,568,564
                                                                               ---------------
SECURITIES LENDING COLLATERAL -- (9.2%)
@(S)  The DFA Short Term Investment Fund.......................... 129,729,538   1,501,100,488
                                                                               ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $13,609,009,387)..........................................             $16,365,959,599
                                                                               ===============

As of April 30, 2019, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                          UNREALIZED
                                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................    863     06/21/19  $123,283,544 $127,227,775   $3,944,231
                                                              ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.................                      $123,283,544 $127,227,775   $3,944,231
                                                              ============ ============   ==========

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.................... $   645,018,559             --   --    $   645,018,559
   Consumer Discretionary....................   1,959,464,222 $       22,117   --      1,959,486,339
   Consumer Staples..........................     571,816,655             --   --        571,816,655
   Energy....................................   1,680,305,807             --   --      1,680,305,807
   Financials................................   4,012,440,010         64,902   --      4,012,504,912
   Health Care...............................     521,098,284             --   --        521,098,284
   Industrials...............................   2,704,821,131             --   --      2,704,821,131
   Information Technology....................   1,607,232,149             --   --      1,607,232,149
   Materials.................................     944,083,684             --   --        944,083,684
   Real Estate...............................      50,637,912             --   --         50,637,912
   Utilities.................................      19,829,801             --   --         19,829,801
Preferred Stocks
   Communication Services....................         455,314             --   --            455,314
Temporary Cash Investments...................     147,568,564             --   --        147,568,564
Securities Lending Collateral................              --  1,501,100,488   --      1,501,100,488
Futures Contracts**..........................       3,944,231             --   --          3,944,231
                                              --------------- --------------   --    ---------------
TOTAL........................................ $14,868,716,323 $1,501,187,507   --    $16,369,903,830
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMON STOCKS -- (93.3%)
COMMUNICATION SERVICES -- (7.3%)
    A.H. Belo Corp., Class A....................................    34,418 $    124,249
    Activision Blizzard, Inc....................................   346,005   16,680,901
*   Alaska Communications Systems Group, Inc....................   152,766      265,813
*   Alphabet, Inc., Class A.....................................   120,930  144,990,233
*   Alphabet, Inc., Class C.....................................   127,904  152,011,346
#   Altice USA, Inc., Class A...................................   773,791   18,230,516
#   AMC Entertainment Holdings, Inc., Class A...................   142,362    2,158,208
#*  AMC Networks, Inc., Class A.................................   106,043    6,193,972
#*  ANGI Homeservices, Inc., Class A............................    63,366    1,101,301
    AT&T, Inc................................................... 6,236,737  193,089,377
#   ATN International, Inc......................................    38,595    2,356,225
#*  AutoWeb, Inc................................................    16,158       54,937
*   Ballantyne Strong, Inc......................................    15,453       30,597
    Beasley Broadcast Group, Inc., Class A......................    17,014       62,441
#*  Boingo Wireless, Inc........................................    91,951    2,090,966
#*  Boston Omaha Corp., Class A.................................     1,118       26,329
#   Cable One, Inc..............................................    14,179   15,037,255
*   Care.com, Inc...............................................    53,425      894,869
#*  Cargurus, Inc...............................................    24,437      995,563
#*  Cars.com, Inc...............................................   168,122    3,498,619
#   CBS Corp., Class A..........................................     9,684      497,564
    CBS Corp., Class B..........................................   372,278   19,086,693
#*  Central European Media Enterprises, Ltd., Class A...........    30,475      120,681
    CenturyLink, Inc............................................ 1,569,194   17,920,195
*   Charter Communications, Inc., Class A.......................   153,953   57,145,814
#*  Cincinnati Bell, Inc........................................   107,251      954,534
#   Cinemark Holdings, Inc......................................   277,847   11,683,466
*   Clear Channel Outdoor Holdings, Inc., Class A...............    55,541      271,595
    Cogent Communications Holdings, Inc.........................    94,960    5,244,641
    Comcast Corp., Class A...................................... 3,810,232  165,859,399
#*  comScore, Inc...............................................   105,423    1,323,059
#   Consolidated Communications Holdings, Inc...................   195,558    1,009,079
#*  Cumulus Media, Inc., Class A................................     3,911       70,867
*   DHI Group, Inc..............................................   915,363    2,791,857
#*  Discovery, Inc., Class A....................................   227,223    7,021,191
*   Discovery, Inc., Class B....................................     1,400       52,122
*   Discovery, Inc., Class C....................................   403,984   11,618,580
*   DISH Network Corp., Class A.................................   339,112   11,909,613
*   Electronic Arts, Inc........................................   195,262   18,481,548
    Emerald Expositions Events, Inc.............................    51,873      728,816
*   Emmis Communications Corp., Class A.........................    13,708       49,075
#   Entercom Communications Corp., Class A......................   306,157    2,106,360
    Entravision Communications Corp., Class A...................   138,708      398,092
#*  Eros International P.L.C....................................     5,000       43,400
    EW Scripps Co. (The), Class A...............................   128,702    2,933,119
*   Facebook, Inc., Class A..................................... 1,319,884  255,265,566
*   Fox Corp., Class A..........................................   209,598    8,172,226
*   Fox Corp., Class B..........................................   103,248    3,975,048
#*  Frontier Communications Corp................................    51,423      146,556
#   Gannett Co., Inc............................................   288,741    2,693,954
#*  GCI Liberty, Inc., Class A..................................   177,521   10,583,802
#*  Glu Mobile, Inc.............................................   195,124    2,134,657
*   Gray Television, Inc........................................   207,414    4,859,710
*   Gray Television, Inc., Class A..............................       600       13,320

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMUNICATION SERVICES -- (Continued)
*   Harte-Hanks, Inc............................................     9,647 $    32,607
*   Hemisphere Media Group, Inc.................................    37,706     550,885
*   IAC/InterActiveCorp.........................................    70,531  15,858,190
    IDT Corp., Class B..........................................   214,032   1,523,908
*   IMAX Corp...................................................   148,703   3,625,379
#*  Intelsat SA.................................................   216,138   4,374,633
    Interpublic Group of Cos., Inc. (The).......................   651,501  14,984,523
#*  Iridium Communications, Inc.................................   219,253   6,020,687
    John Wiley & Sons, Inc., Class A............................   100,171   4,625,897
    John Wiley & Sons, Inc., Class B............................     4,638     213,533
*   Lee Enterprises, Inc........................................    20,446      57,249
#*  Liberty Broadband Corp., Class A............................    26,193   2,577,129
*   Liberty Broadband Corp., Class C............................   122,639  12,105,696
#*  Liberty Latin America, Ltd., Class A........................     5,770     120,766
*   Liberty Latin America, Ltd., Class C........................    18,932     394,543
#*  Liberty Media Corp.-Liberty Braves, Class A.................     5,907     167,523
*   Liberty Media Corp.-Liberty Braves, Class B.................       239       7,601
*   Liberty Media Corp.-Liberty Braves, Class C.................    14,505     408,316
#*  Liberty Media Corp.-Liberty Formula One, Class A............    36,543   1,379,864
*   Liberty Media Corp.-Liberty Formula One, Class C............   259,371  10,066,188
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............    85,998   3,434,760
*   Liberty Media Corp.-Liberty SiriusXM, Class B...............     2,392      97,295
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............   173,429   6,964,909
*   Liberty TripAdvisor Holdings, Inc., Class A.................   179,914   2,651,932
*   Liberty TripAdvisor Holdings, Inc., Class B.................       694      10,431
#   Lions Gate Entertainment Corp., Class A.....................   125,654   1,833,292
#   Lions Gate Entertainment Corp., Class B.....................   200,399   2,725,426
#*  Live Nation Entertainment, Inc..............................   270,856  17,697,731
*   Madison Square Garden Co. (The), Class A....................    34,701  10,841,980
*   Marchex, Inc., Class B......................................   118,359     564,572
    Marcus Corp. (The)..........................................    49,263   1,853,274
#   Match Group, Inc............................................    72,979   4,407,932
#*  McClatchy Co. (The), Class A................................     6,581      20,547
#*  Meet Group, Inc. (The)......................................   149,076     828,863
#   Meredith Corp...............................................    92,992   5,486,528
#*  MSG Networks, Inc., Class A.................................   123,281   2,839,161
    National CineMedia, Inc.....................................   146,731   1,024,182
*   Netflix, Inc................................................   142,273  52,717,837
#   New Media Investment Group, Inc.............................   134,076   1,433,272
#   New York Times Co. (The), Class A...........................   299,489   9,928,060
    News Corp., Class A.........................................   571,435   7,097,223
    News Corp., Class B.........................................   174,083   2,174,297
#   Nexstar Media Group, Inc., Class A..........................   111,393  13,038,551
#   Omnicom Group, Inc..........................................   223,584  17,893,427
#*  ORBCOMM, Inc................................................   128,915     933,345
#*  Pareteum Corp...............................................    10,776      49,139
*   pdvWireless, Inc............................................    17,298     688,460
#*  QuinStreet, Inc.............................................    77,207   1,101,744
#*  Reading International, Inc., Class A........................    35,526     542,127
*   Rosetta Stone, Inc..........................................    37,418     943,682
    Saga Communications, Inc., Class A..........................     1,544      49,532
    Salem Media Group, Inc......................................   153,144     317,008
    Scholastic Corp.............................................    52,735   2,103,072
    Shenandoah Telecommunications Co............................   122,487   5,062,388
#   Sinclair Broadcast Group, Inc., Class A.....................   197,190   9,029,330
#   Sirius XM Holdings, Inc..................................... 1,699,543   9,874,345
#*  Snap, Inc., Class A.........................................   347,480   3,870,927
    Spok Holdings, Inc..........................................    52,509     727,250
#*  Sprint Corp.................................................   736,287   4,108,481

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
COMMUNICATION SERVICES -- (Continued)
*   Take-Two Interactive Software, Inc..........................   112,624 $   10,905,382
#*  TechTarget, Inc.............................................    46,013        767,957
    TEGNA, Inc..................................................   489,106      7,786,567
    Telephone & Data Systems, Inc...............................   241,783      7,708,042
*   T-Mobile US, Inc............................................   322,138     23,512,853
    Townsquare Media, Inc., Class A.............................    28,652        161,884
#*  Travelzoo...................................................    67,549      1,186,836
    Tribune Media Co., Class A..................................    32,887      1,519,379
*   Tribune Publishing Co.......................................    62,723        674,899
#*  TripAdvisor, Inc............................................   208,777     11,113,200
*   TrueCar Inc.................................................   165,060      1,062,986
*   Twitter, Inc................................................   566,536     22,610,452
*   United States Cellular Corp.................................    67,294      3,236,841
#*  Urban One, Inc..............................................   144,888        278,185
    Verizon Communications, Inc................................. 3,574,772    204,441,211
#   Viacom, Inc., Class A.......................................    15,801        547,505
    Viacom, Inc., Class B.......................................   620,668     17,943,512
*   Vonage Holdings Corp........................................   410,734      3,992,334
    Walt Disney Co. (The)....................................... 1,447,874    198,315,302
#   World Wrestling Entertainment, Inc., Class A................    71,222      5,971,965
#*  Yelp, Inc...................................................   114,687      4,594,361
#*  Zayo Group Holdings, Inc....................................   518,687     16,229,716
*   Zedge, Inc., Class B........................................    13,473         28,091
#*  Zillow Group, Inc., Class A.................................    85,879      2,852,042
#*  Zillow Group, Inc., Class C.................................   182,166      6,084,344
*   Zynga, Inc., Class A........................................ 1,400,125      7,924,707
                                                                           --------------
TOTAL COMMUNICATION SERVICES....................................            2,034,571,898
                                                                           --------------
CONSUMER DISCRETIONARY -- (12.3%)
*   1-800-Flowers.com, Inc., Class A............................    71,666      1,525,769
    Aaron's, Inc................................................   180,918     10,075,323
#   Abercrombie & Fitch Co., Class A............................   279,466      8,353,239
#   Acushnet Holdings Corp......................................   147,271      3,712,702
#   Adient P.L.C................................................   169,956      3,925,984
#*  Adtalem Global Education, Inc...............................   136,623      6,738,246
    Advance Auto Parts, Inc.....................................    84,366     14,031,753
*   Amazon.com, Inc.............................................   325,490    627,062,995
#   AMCON Distributing Co.......................................       377         35,500
#*  American Axle & Manufacturing Holdings, Inc.................   298,009      4,395,633
#   American Eagle Outfitters, Inc..............................   444,161     10,562,149
#*  American Outdoor Brands Corp................................   120,670      1,188,600
*   American Public Education, Inc..............................    44,753      1,432,096
*   America's Car-Mart, Inc.....................................    19,745      1,955,742
    Aptiv P.L.C.................................................   251,055     21,515,413
    Aramark.....................................................   434,050     13,490,274
    Ark Restaurants Corp........................................     3,010         60,034
#*  Asbury Automotive Group, Inc................................    61,535      4,933,876
#*  Ascena Retail Group, Inc....................................   464,097        552,275
#*  Ascent Capital Group, Inc., Class A.........................    18,044         12,631
#*  Aspen Group, Inc............................................    17,519         79,887
#*  At Home Group, Inc..........................................   123,079      2,891,126
    Autoliv, Inc................................................   173,044     13,582,224
#*  AutoNation, Inc.............................................   187,650      7,868,164
*   AutoZone, Inc...............................................    18,625     19,152,274
*   Barnes & Noble Education, Inc...............................   110,491        475,111
#   Barnes & Noble, Inc.........................................   201,748      1,014,792
    Bassett Furniture Industries, Inc...........................    16,606        294,923
    BBX Capital Corp............................................     1,495          8,282
#*  Beazer Homes USA, Inc.......................................    68,898        915,654

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Bed Bath & Beyond, Inc...................................... 360,982 $ 6,032,009
    Best Buy Co., Inc........................................... 486,039  36,166,162
#   Big 5 Sporting Goods Corp................................... 360,861     949,064
#   Big Lots, Inc............................................... 124,716   4,634,447
#*  Biglari Holdings, Inc., Class A.............................     299     220,363
*   Biglari Holdings, Inc., Class B.............................   1,613     224,739
#   BJ's Restaurants, Inc.......................................  56,525   2,821,163
    Bloomin' Brands, Inc........................................ 234,526   4,688,175
*   Booking Holdings, Inc.......................................  32,913  61,053,286
#*  Boot Barn Holdings, Inc.....................................  62,822   1,808,645
    BorgWarner, Inc............................................. 364,501  15,225,207
    Bowl America, Inc., Class A.................................   1,576      23,969
#   Boyd Gaming Corp............................................  37,566   1,081,149
*   Bright Horizons Family Solutions, Inc....................... 122,271  15,669,029
#   Brinker International, Inc..................................  97,393   4,165,499
    Brunswick Corp.............................................. 186,795   9,565,772
#   Buckle, Inc. (The)..........................................  23,083     426,574
#*  Build-A-Bear Workshop, Inc..................................  37,992     212,755
#*  Burlington Stores, Inc......................................  71,956  12,154,088
#*  Caesars Entertainment Corp.................................. 928,899   8,694,495
    Caleres, Inc................................................ 101,579   2,664,417
    Callaway Golf Co............................................ 206,123   3,619,520
#   Camping World Holdings, Inc., Class A.......................  15,770     235,288
    Capri Holdings, Ltd......................................... 222,503   9,807,932
*   Career Education Corp....................................... 170,116   3,087,605
#*  CarMax, Inc................................................. 239,663  18,660,161
    Carnival Corp............................................... 289,054  15,857,502
    Carriage Services, Inc......................................  42,820     751,491
*   Carrols Restaurant Group, Inc...............................  92,727     909,652
    Carter's, Inc............................................... 115,631  12,246,479
#*  Carvana Co..................................................  19,443   1,391,341
    Cato Corp. (The), Class A...................................  46,836     710,034
*   Cavco Industries, Inc.......................................  17,292   2,157,523
#*  Centric Brands, Inc.........................................  13,210      45,442
*   Century Casinos, Inc........................................   1,900      17,290
#*  Century Communities, Inc....................................  66,241   1,684,509
#   Cheesecake Factory, Inc. (The).............................. 111,841   5,549,550
#*  Chegg, Inc..................................................  56,574   2,016,863
#   Chico's FAS, Inc............................................ 280,293     981,026
#   Children's Place, Inc. (The)................................  46,632   5,261,022
*   Chipotle Mexican Grill, Inc.................................  24,477  16,841,155
#   Choice Hotels International, Inc............................  97,125   8,065,260
    Churchill Downs, Inc........................................  17,660   1,781,011
*   Chuy's Holdings, Inc........................................  35,308     702,276
    Citi Trends, Inc............................................  37,893     701,399
    Clarus Corp.................................................  57,781     775,421
    Collectors Universe, Inc....................................  11,724     203,880
    Columbia Sportswear Co...................................... 122,078  12,204,138
#*  Conn's, Inc.................................................  69,540   1,799,000
*   Container Store Group, Inc. (The)...........................  20,864     180,265
#   Cooper Tire & Rubber Co..................................... 401,049  11,975,323
*   Cooper-Standard Holdings, Inc...............................  41,405   2,097,991
#   Core-Mark Holding Co., Inc..................................  86,410   3,141,004
#   Cracker Barrel Old Country Store, Inc.......................  74,592  12,586,654
*   Crocs, Inc.................................................. 139,032   3,872,041
    Crown Crafts, Inc...........................................   9,025      46,930
    CSS Industries, Inc.........................................   6,218      43,588
    Culp, Inc...................................................  27,347     561,160
    Dana, Inc................................................... 380,209   7,414,076

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Darden Restaurants, Inc.....................................   130,879 $15,391,370
#   Dave & Buster's Entertainment, Inc..........................   104,086   5,916,248
*   Deckers Outdoor Corp........................................    63,998  10,125,124
#*  Del Frisco's Restaurant Group, Inc..........................    67,849     454,588
*   Del Taco Restaurants, Inc...................................   346,620   3,483,531
    Delphi Technologies P.L.C...................................   134,486   2,976,175
#*  Delta Apparel, Inc..........................................     6,441     155,035
#*  Denny's Corp................................................   137,016   2,551,238
#   Designer Brands, Inc........................................   171,247   3,810,246
#*  Destination Maternity Corp..................................    14,840      33,835
#*  Destination XL Group, Inc...................................    56,418     119,042
#   Dick's Sporting Goods, Inc..................................   187,754   6,946,898
#   Dillard's, Inc., Class A....................................    79,445   5,438,010
#   Dine Brands Global, Inc.....................................    47,408   4,203,193
*   Dixie Group, Inc. (The).....................................   326,989     261,984
    Dogness International Corp., Class A........................    12,000      41,400
    Dollar General Corp.........................................   265,015  33,415,741
*   Dollar Tree, Inc............................................   333,292  37,088,734
#   Domino's Pizza, Inc.........................................    45,009  12,178,535
#*  Dorman Products, Inc........................................    75,019   6,576,916
    Dover Motorsports, Inc......................................     3,182       6,873
    DR Horton, Inc..............................................   480,200  21,277,662
#*  Drive Shack, Inc............................................    79,916     410,768
#*  Duluth Holdings, Inc., Class B..............................     5,670      90,266
#   Dunkin' Brands Group, Inc...................................   152,293  11,365,627
    eBay, Inc...................................................   639,896  24,795,970
#   Educational Development Corp................................     3,864      34,776
*   El Pollo Loco Holdings, Inc.................................    82,630   1,056,011
#*  Eldorado Resorts, Inc.......................................    73,731   3,640,099
*   Emerson Radio Corp..........................................    14,810      18,274
    Escalade, Inc...............................................    25,241     303,902
    Ethan Allen Interiors, Inc..................................    59,518   1,315,348
*   Etsy, Inc...................................................    89,658   6,055,501
    Expedia Group, Inc..........................................   120,301  15,619,882
#*  Express, Inc................................................   672,719   2,475,606
    Extended Stay America, Inc..................................   480,766   8,610,519
*   Famous Dave's of America, Inc...............................     5,587      28,829
#*  Fiesta Restaurant Group, Inc................................    50,644     641,153
*   Five Below, Inc.............................................   105,769  15,483,524
    Flanigan's Enterprises, Inc.................................     1,100      27,429
    Flexsteel Industries, Inc...................................     8,385     181,619
#*  Floor & Decor Holdings, Inc., Class A.......................   112,550   5,404,651
    Foot Locker, Inc............................................   225,338  12,891,587
    Ford Motor Co............................................... 3,623,624  37,866,871
#*  Fossil Group, Inc...........................................   107,024   1,398,804
*   Fox Factory Holding Corp....................................    83,219   6,457,794
#*  Francesca's Holdings Corp...................................   109,220      75,547
#*  Fred's, Inc., Class A.......................................    70,219     102,520
*   frontdoor, Inc..............................................   117,754   4,149,651
#*  FTD Cos., Inc...............................................    32,986      23,671
*   Full House Resorts, Inc.....................................     1,684       4,159
#*  Gaia, Inc...................................................    18,401     194,683
#   GameStop Corp., Class A..................................... 1,219,295  10,546,902
#   Gap, Inc. (The).............................................   704,361  18,369,735
    Garmin, Ltd.................................................   184,653  15,832,148
#*  Garrett Motion, Inc.........................................    69,041   1,297,971
    General Motors Co........................................... 1,418,141  55,236,592
#*  Genesco, Inc................................................    45,439   2,036,122
    Gentex Corp.................................................   623,726  14,364,410

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*    Gentherm, Inc...............................................    81,007 $  3,431,457
     Genuine Parts Co............................................   176,525   18,100,873
#*   G-III Apparel Group, Ltd....................................   135,045    5,827,192
*    Good Times Restaurants, Inc.................................     4,986       11,169
     Goodyear Tire & Rubber Co. (The)............................   488,174    9,377,823
#*   GoPro, Inc., Class A........................................   153,221      905,536
     Graham Holdings Co., Class B................................     9,629    7,158,487
#*   Grand Canyon Education, Inc.................................    98,981   11,470,908
*    Green Brick Partners, Inc...................................    14,320      128,021
     Group 1 Automotive, Inc.....................................    63,133    4,943,945
#*   Groupon, Inc................................................   896,084    3,154,216
#*   GrubHub, Inc................................................    78,042    5,212,425
#    Guess?, Inc.................................................   183,151    3,730,786
#    H&R Block, Inc..............................................   358,364    9,751,084
#*   Habit Restaurants, Inc. (The), Class A......................    35,522      378,665
#    Hamilton Beach Brands Holding Co., Class A..................    21,074      381,439
#    Hanesbrands, Inc............................................   700,939   12,665,968
#    Harley-Davidson, Inc........................................   353,524   13,161,699
#    Hasbro, Inc.................................................   101,598   10,348,772
#    Haverty Furniture Cos., Inc.................................    40,802      971,904
     Haverty Furniture Cos., Inc., Class A.......................     1,608       38,254
*    Helen of Troy, Ltd..........................................    52,538    7,565,472
#*   Hibbett Sports, Inc.........................................    36,505      755,654
*    Hilton Grand Vacations, Inc.................................   232,784    7,458,399
     Hilton Worldwide Holdings, Inc..............................   298,110   25,932,589
     Home Depot, Inc. (The)......................................   912,692  185,915,360
     Hooker Furniture Corp.......................................    25,247      752,613
#*   Horizon Global Corp.........................................    42,715      118,748
*    Houghton Mifflin Harcourt Co................................   265,193    1,890,826
*    Hudson, Ltd., Class A.......................................     4,569       70,088
     Hyatt Hotels Corp., Class A.................................    66,276    5,085,357
*    Installed Building Products, Inc............................    56,778    2,727,047
#    International Game Technology P.L.C.........................    57,160      836,251
#*   iRobot Corp.................................................    54,638    5,657,219
*    J Alexander's Holdings, Inc.................................    24,309      267,156
#    J. Jill, Inc................................................    95,510      535,811
#    Jack in the Box, Inc........................................    57,377    4,423,767
#*   JAKKS Pacific, Inc..........................................   354,515      382,876
#*   JC Penney Co., Inc.......................................... 1,084,131    1,485,259
     Johnson Outdoors, Inc., Class A.............................    19,173    1,469,994
*    K12, Inc....................................................   126,211    3,801,475
     KB Home.....................................................   105,351    2,729,644
#*   Kirkland's, Inc.............................................    79,973      470,241
     Kohl's Corp.................................................   362,299   25,759,459
*    Koss Corp...................................................     1,533        3,173
#    L Brands, Inc...............................................   410,724   10,530,963
#*   Lakeland Industries, Inc....................................    13,493      171,226
#*   Lands' End, Inc.............................................    50,860      890,559
     Las Vegas Sands Corp........................................   306,555   20,554,513
*    Laureate Education, Inc., Class A...........................     9,840      154,882
*>>  Lazare Kaplan International Inc.............................     1,600          225
     La-Z-Boy, Inc...............................................   108,650    3,563,720
#*   Lazydays Holdings, Inc......................................     2,974       13,918
#    LCI Industries..............................................    62,493    5,490,010
*    Leaf Group, Ltd.............................................    41,223      345,861
     Lear Corp...................................................   136,941   19,582,563
#    Leggett & Platt, Inc........................................   279,874   11,015,841
     Lennar Corp., Class A.......................................   261,261   13,593,410
     Lennar Corp., Class B.......................................    26,101    1,088,934

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U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  LGI Homes, Inc..............................................    49,837 $ 3,454,202
#*  Libbey, Inc.................................................    57,764     144,410
*   Liberty Expedia Holdings, Inc., Class A.....................   109,511   5,083,501
#   Liberty Tax, Inc............................................     1,211      10,899
    Lifetime Brands, Inc........................................    36,163     342,102
*   Lincoln Educational Services Corp...........................    13,808      41,976
*   Liquidity Services, Inc.....................................    63,845     433,508
#   Lithia Motors, Inc., Class A................................    58,239   6,611,291
*   LKQ Corp....................................................   499,361  15,030,766
    Lowe's Cos., Inc............................................   635,866  71,941,879
*   Luby's, Inc.................................................   599,043     868,612
    Lululemon Athletica, Inc....................................   112,055  19,760,899
#*  Lumber Liquidators Holdings, Inc............................    63,876     844,441
*   M/I Homes, Inc..............................................    45,749   1,288,749
    Macy's, Inc.................................................   710,309  16,720,674
*   Malibu Boats, Inc., Class A.................................    58,822   2,448,172
#   Marine Products Corp........................................    11,488     174,273
#*  MarineMax, Inc..............................................    72,254   1,249,272
    Marriott International, Inc., Class A.......................   216,718  29,564,670
    Marriott Vacations Worldwide Corp...........................    98,475  10,401,914
*   MasterCraft Boat Holdings, Inc..............................    44,968   1,112,508
#*  Mattel, Inc.................................................   279,065   3,401,802
    McDonald's Corp.............................................   422,272  83,428,279
    MDC Holdings, Inc...........................................   149,938   4,582,105
>>  Media General, Inc. Contingent Value Rights.................    34,446       1,350
*   Meritage Homes Corp.........................................    85,142   4,355,013
    MGM Resorts International...................................   434,678  11,575,475
#*  Michaels Cos., Inc. (The)...................................   288,163   3,238,952
*   Modine Manufacturing Co.....................................   104,717   1,548,764
*   Mohawk Industries, Inc......................................   105,257  14,341,266
*   Monarch Casino & Resort, Inc................................     6,425     274,283
#   Monro, Inc..................................................    74,129   6,214,234
#*  Motorcar Parts of America, Inc..............................    61,000   1,260,260
    Movado Group, Inc...........................................    34,626   1,234,417
#*  Murphy USA, Inc.............................................    92,713   7,924,180
    Nathan's Famous, Inc........................................     8,747     603,980
#*  National Vision Holdings, Inc...............................    61,408   1,658,016
*   Nautilus, Inc...............................................    69,651     372,633
*   Nevada Gold & Casinos, Inc..................................       700       1,729
#*  New Home Co., Inc. (The)....................................    32,365     149,203
#   Newell Brands, Inc..........................................   384,727   5,532,374
    NIKE, Inc., Class B.........................................   897,617  78,837,701
    Nobility Homes, Inc.........................................     1,105      25,277
#*  Noodles & Co................................................    11,233      80,316
#   Nordstrom, Inc..............................................   393,783  16,152,979
*   Norwegian Cruise Line Holdings, Ltd.........................   314,847  17,754,222
*   NVR, Inc....................................................     4,870  15,352,578
    Office Depot, Inc........................................... 1,417,061   3,400,946
#*  Ollie's Bargain Outlet Holdings, Inc........................    87,334   8,352,624
*   O'Reilly Automotive, Inc....................................    74,671  28,268,200
#*  Overstock.com, Inc..........................................    47,798     629,978
#   Oxford Industries, Inc......................................    37,278   3,096,311
    P&F Industries, Inc., Class A...............................       504       4,155
#   Papa John's International, Inc..............................    60,974   3,119,430
#*  Party City Holdco, Inc......................................   168,816   1,131,067
    Peak Resorts, Inc...........................................    20,747      91,079
#*  Penn National Gaming, Inc...................................   165,502   3,586,428
#   Penske Automotive Group, Inc................................   183,403   8,421,866
#   PetMed Express, Inc.........................................    41,776     912,806

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Pier 1 Imports, Inc.........................................   600,460 $   544,557
*   Planet Fitness, Inc., Class A...............................   152,435  11,539,329
*   PlayAGS, Inc................................................     7,186     173,326
#   Polaris Industries, Inc.....................................   142,187  13,706,827
#   Pool Corp...................................................    62,397  11,464,825
#*  Potbelly Corp...............................................    47,561     423,293
    PulteGroup, Inc.............................................   616,851  19,406,132
    PVH Corp....................................................   124,180  16,017,978
*   QEP Co., Inc................................................       352       8,536
#*  Quotient Technology Inc.....................................   154,894   1,438,965
*   Qurate Retail Group, Inc. QVC Group, Class B................     1,148      19,321
*   Qurate Retail, Inc..........................................   634,821  10,823,698
    Ralph Lauren Corp...........................................    83,751  11,019,957
    RCI Hospitality Holdings, Inc...............................     7,842     178,562
*   Red Lion Hotels Corp........................................    23,241     184,069
#*  Red Robin Gourmet Burgers, Inc..............................    31,584   1,011,636
    Red Rock Resorts, Inc., Class A.............................   130,644   3,524,775
*   Regis Corp..................................................    95,191   1,781,976
#*  Rent-A-Center, Inc..........................................    88,792   2,213,585
#*  RH..........................................................    54,551   5,821,137
    Rocky Brands, Inc...........................................     7,436     189,692
#*  Roku, Inc...................................................    35,815   2,277,476
    Ross Stores, Inc............................................   279,420  27,288,157
    Royal Caribbean Cruises, Ltd................................   209,096  25,288,070
#   RTW RetailWinds, Inc........................................   140,702     326,429
*   Rubicon Project, Inc. (The).................................   100,461     641,946
    Ruth's Hospitality Group, Inc...............................    97,747   2,539,467
#*  Sally Beauty Holdings, Inc..................................   230,262   4,075,637
#*  Scientific Games Corp., Class A.............................   143,586   3,321,144
#*  SeaWorld Entertainment, Inc.................................   237,875   6,332,233
#*  Sequential Brands Group, Inc................................     2,521       2,344
    Service Corp. International.................................   339,962  14,145,819
#*  ServiceMaster Global Holdings, Inc..........................   235,509  11,547,006
#*  Shake Shack, Inc., Class A..................................    36,864   2,259,763
*   Shiloh Industries, Inc......................................   115,649     661,512
#   Shoe Carnival, Inc..........................................    30,846   1,099,968
#*  Shutterfly, Inc.............................................    75,438   3,306,448
    Shutterstock, Inc...........................................    56,277   2,276,405
#   Signet Jewelers, Ltd........................................   145,690   3,377,094
    Six Flags Entertainment Corp................................   147,192   7,814,423
*   Skechers U.S.A., Inc., Class A..............................   290,701   9,203,594
    Skyline Champion Corp.......................................   127,195   2,685,086
#*  Sleep Number Corp...........................................    98,868   3,440,606
#   Sonic Automotive, Inc., Class A.............................   224,909   4,549,909
#*  Sotheby's...................................................   101,660   4,288,019
    Speedway Motorsports, Inc...................................    77,145   1,415,611
#*  Sportsman's Warehouse Holdings, Inc.........................   127,409     568,244
#   Stage Stores, Inc...........................................   509,140     529,506
#*  Stamps.com, Inc.............................................    39,336   3,375,029
    Standard Motor Products, Inc................................    50,632   2,530,081
    Starbucks Corp.............................................. 1,064,324  82,676,688
#*  Stein Mart, Inc.............................................   100,423      92,721
#   Steven Madden, Ltd..........................................   195,057   7,090,322
#*  Stoneridge, Inc.............................................    70,564   2,217,827
#   Strategic Education, Inc....................................    47,876   6,863,025
    Strattec Security Corp......................................     5,496     166,474
    Superior Group of Cos, Inc..................................    28,898     483,753
#   Superior Industries International, Inc......................   199,461     987,332
*   Sypris Solutions, Inc.......................................    12,624      12,624

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Tailored Brands, Inc........................................  81,130 $   661,210
*   Tandy Leather Factory, Inc..................................  14,264      84,443
    Tapestry, Inc............................................... 395,682  12,768,658
    Target Corp................................................. 504,642  39,069,384
*   Taylor Morrison Home Corp., Class A......................... 235,694   4,563,036
#*  Tempur Sealy International, Inc............................. 114,095   7,005,433
    Tenneco, Inc., Class A...................................... 133,168   2,919,043
#*  Tesla, Inc..................................................  29,699   7,088,854
#   Texas Roadhouse, Inc........................................ 132,920   7,179,009
#   Thor Industries, Inc........................................ 131,096   8,635,294
#   Tiffany & Co................................................ 148,446  16,005,448
    Tile Shop Holdings, Inc..................................... 113,878     553,447
    Tilly's, Inc., Class A......................................  54,254     638,027
    TJX Cos., Inc. (The)........................................ 951,994  52,245,431
    Toll Brothers, Inc.......................................... 251,999   9,601,162
*   TopBuild Corp...............................................  79,704   5,677,316
    Tower International, Inc....................................  55,811   1,302,629
*   Town Sports International Holdings, Inc.....................  20,795      75,486
    Tractor Supply Co........................................... 188,865  19,547,527
#*  TravelCenters of America LLC................................  54,789     219,704
#*  TRI Pointe Group, Inc....................................... 483,934   6,315,339
#*  Tuesday Morning Corp........................................ 104,500     235,125
#   Tupperware Brands Corp......................................  91,580   2,179,604
#*  Turtle Beach Corp...........................................  15,946     163,287
#*  Twin River Worldwide Holding, Inc...........................     395      12,759
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  59,707  20,836,549
#*  Under Armour, Inc., Class A................................. 207,847   4,799,187
#*  Under Armour, Inc., Class C................................. 241,953   5,013,266
*   Unifi, Inc..................................................  58,794   1,187,639
    Unique Fabricating, Inc.....................................   4,774      16,247
#*  Universal Electronics, Inc..................................  29,638   1,127,726
*   Universal Technical Institute, Inc..........................  55,794     189,142
#*  Urban Outfitters, Inc....................................... 267,944   7,965,975
#*  US Auto Parts Network, Inc.................................. 135,152     135,152
    Vail Resorts, Inc...........................................  48,913  11,193,740
#*  Veoneer, Inc................................................ 117,856   2,601,082
*   Vera Bradley, Inc...........................................  97,904   1,202,261
    VF Corp..................................................... 215,700  20,364,237
#*  Vince Holding Corp..........................................   4,110      55,485
#*  Vista Outdoor, Inc.......................................... 129,441   1,117,076
#*  Visteon Corp................................................  77,200   5,096,744
#*  Vitamin Shoppe, Inc......................................... 217,368   1,365,071
*   VOXX International Corp.....................................  79,250     345,530
#*  Wayfair, Inc., Class A......................................  94,260  15,284,259
#*  Weight Watchers International, Inc.......................... 110,611   2,258,677
#   Wendy's Co. (The)........................................... 719,573  13,391,254
    Weyco Group, Inc............................................  17,716     607,836
#   Whirlpool Corp.............................................. 130,168  18,069,922
#*  William Lyon Homes, Class A.................................  71,191   1,200,280
#   Williams-Sonoma, Inc........................................ 243,326  13,910,947
#   Wingstop, Inc...............................................  51,536   3,879,115
    Winmark Corp................................................   6,666   1,230,210
#   Winnebago Industries, Inc...................................  83,091   2,938,929
    Wolverine World Wide, Inc................................... 179,001   6,589,027
    Wyndham Destinations, Inc................................... 136,411   5,942,063
    Wyndham Hotels & Resorts, Inc............................... 178,501   9,946,076
    Wynn Resorts, Ltd........................................... 104,085  15,035,078
    Yum! Brands, Inc............................................ 230,851  24,098,536
#*  ZAGG, Inc...................................................  74,257     611,878

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Zovio, Inc..................................................    67,684 $      407,458
#*  Zumiez, Inc.................................................    70,634      1,880,983
                                                                           --------------
TOTAL CONSUMER DISCRETIONARY....................................            3,403,745,761
                                                                           --------------
CONSUMER STAPLES -- (5.7%)
#   Alico, Inc..................................................    15,446        429,090
    Altria Group, Inc........................................... 1,416,780     76,973,657
    Andersons, Inc. (The).......................................   113,980      3,727,146
    Archer-Daniels-Midland Co...................................   424,704     18,941,798
*   Avon Products, Inc..........................................   703,075      2,235,778
#   B&G Foods, Inc..............................................   152,098      3,954,548
#*  BJ's Wholesale Club Holdings, Inc...........................    66,426      1,883,177
#*  Boston Beer Co., Inc. (The), Class A........................    18,943      5,872,519
*   Bridgford Foods Corp........................................     5,919        165,732
    Brown-Forman Corp., Class A.................................    53,539      2,800,090
#   Brown-Forman Corp., Class B.................................   328,169     17,488,126
    Bunge, Ltd..................................................   277,780     14,558,450
#   Calavo Growers, Inc.........................................    37,636      3,605,905
#   Cal-Maine Foods, Inc........................................    96,764      3,977,968
#   Campbell Soup Co............................................   301,590     11,668,517
#   Casey's General Stores, Inc.................................    83,732     11,081,930
#*  Central Garden & Pet Co.....................................    25,073        676,470
*   Central Garden & Pet Co., Class A...........................    97,798      2,394,095
#*  Chefs' Warehouse, Inc. (The)................................    66,165      2,162,272
    Church & Dwight Co., Inc....................................   216,087     16,195,721
    Clorox Co. (The)............................................   135,380     21,624,247
    Coca-Cola Co. (The)......................................... 2,670,749    131,026,946
#   Coca-Cola Consolidated, Inc.................................    18,384      5,975,352
*   Coffee Holding Co., Inc.....................................       300          1,527
    Colgate-Palmolive Co........................................   470,121     34,220,108
#   Conagra Brands, Inc.........................................   472,988     14,558,571
    Constellation Brands, Inc., Class A.........................    92,512     19,582,015
    Constellation Brands, Inc., Class B.........................     3,160        614,762
    Costco Wholesale Corp.......................................   310,004     76,115,282
#   Coty, Inc., Class A.........................................   542,114      5,865,673
#*  Craft Brew Alliance, Inc....................................    33,711        475,662
*   Crimson Wine Group, Ltd.....................................    15,327        112,807
*   Cyanotech Corp..............................................       800          2,496
*   Darling Ingredients, Inc....................................   272,984      5,953,781
#   Dean Foods Co............................................... 1,379,359      2,344,910
*   Edgewell Personal Care Co...................................   120,734      4,977,863
#   Energizer Holdings, Inc.....................................   100,590      4,817,255
    Estee Lauder Cos., Inc. (The), Class A......................   159,568     27,415,378
#*  Farmer Brothers Co..........................................    36,176        729,308
    Flowers Foods, Inc..........................................   500,644     10,884,001
    Fresh Del Monte Produce, Inc................................   107,829      3,182,034
    General Mills, Inc..........................................   633,105     32,585,914
#*  Hain Celestial Group, Inc. (The)............................   139,593      3,045,919
#*  Herbalife Nutrition, Ltd....................................   256,106     13,535,202
    Hershey Co. (The)...........................................   156,233     19,505,690
#   Hormel Foods Corp...........................................   431,000     17,214,140
#*  Hostess Brands, Inc.........................................   218,079      2,922,259
    Ingles Markets, Inc., Class A...............................    45,302      1,243,540
    Ingredion, Inc..............................................   149,522     14,167,209
    Inter Parfums, Inc..........................................    60,281      4,369,770
#   J&J Snack Foods Corp........................................    27,447      4,314,119
    JM Smucker Co. (The)........................................   129,276     15,853,116
#   John B. Sanfilippo & Son, Inc...............................    20,863      1,504,431
    Kellogg Co..................................................   367,389     22,153,557

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER STAPLES -- (Continued)
#   Keurig Dr Pepper, Inc.......................................   173,793 $  5,052,163
    Kimberly-Clark Corp.........................................   247,690   31,798,442
#   Kraft Heinz Co. (The).......................................   353,469   11,749,310
    Kroger Co. (The)............................................ 1,534,179   39,551,135
    Lamb Weston Holdings, Inc...................................   109,413    7,664,381
    Lancaster Colony Corp.......................................    53,444    7,947,657
#*  Landec Corp.................................................    58,908      619,123
*   Lifevantage Corp............................................    11,327      128,901
#*  Lifeway Foods, Inc..........................................    13,678       28,587
#   Limoneira Co................................................    26,762      611,244
    Mannatech, Inc..............................................     1,435       25,773
#   McCormick & Co., Inc........................................     4,298      661,075
#   McCormick & Co., Inc. Non-Voting............................   126,011   19,401,914
    Medifast, Inc...............................................    37,846    5,551,630
#   MGP Ingredients, Inc........................................    41,925    3,683,950
    Molson Coors Brewing Co., Class A...........................     1,162       77,854
    Molson Coors Brewing Co., Class B...........................   227,972   14,633,523
    Mondelez International, Inc., Class A.......................   577,265   29,353,925
*   Monster Beverage Corp.......................................   212,304   12,653,318
#   National Beverage Corp......................................    46,661    2,613,016
*   Natural Alternatives International, Inc.....................     9,399      122,281
*   Natural Grocers by Vitamin Cottage, Inc.....................    50,919      630,377
#   Natural Health Trends Corp..................................    13,193      152,511
*   Nature's Sunshine Products, Inc.............................    33,182      298,638
#*  New Age Beverages Corp......................................    26,512      143,165
    Nu Skin Enterprises, Inc., Class A..........................   130,288    6,627,751
    Ocean Bio-Chem, Inc.........................................     3,050        9,424
    Oil-Dri Corp. of America....................................     8,525      271,180
    PepsiCo, Inc................................................ 1,094,982  140,212,445
*   Performance Food Group Co...................................   245,152   10,038,974
    Philip Morris International, Inc............................   809,286   70,051,796
#*  Pilgrim's Pride Corp........................................   234,313    6,305,363
*   Post Holdings, Inc..........................................   183,797   20,728,626
    PriceSmart, Inc.............................................    60,403    3,612,703
#*  Primo Water Corp............................................    60,077      946,213
    Procter & Gamble Co. (The).................................. 1,330,619  141,684,311
#*  Pyxus International, Inc....................................    22,730      518,926
#*  Revlon, Inc., Class A.......................................    51,808    1,106,101
#*  Rite Aid Corp...............................................    52,805      483,697
    Rocky Mountain Chocolate Factory, Inc.......................     5,266       51,844
*   S&W Seed Co.................................................    38,196      112,296
#   Sanderson Farms, Inc........................................    64,495    9,779,377
    Seaboard Corp...............................................       550    2,472,569
*   Seneca Foods Corp., Class A.................................    18,887      467,453
*   Seneca Foods Corp., Class B.................................     1,493       36,474
*   Simply Good Foods Co. (The).................................   139,041    3,122,861
#*  Smart & Final Stores, Inc...................................   160,400    1,047,412
    SpartanNash Co..............................................    79,056    1,278,336
#   Spectrum Brands Holdings, Inc...............................   135,262    8,328,081
#*  Sprouts Farmers Market, Inc.................................   271,894    5,823,969
    Sysco Corp..................................................   384,001   27,022,150
#   Tootsie Roll Industries, Inc................................    34,645    1,345,265
*   TreeHouse Foods, Inc........................................   126,174    8,451,135
#   Turning Point Brands, Inc...................................    16,261      695,483
    Tyson Foods, Inc., Class A..................................   407,606   30,574,526
#*  United Natural Foods, Inc...................................   101,837    1,315,734
    United-Guardian, Inc........................................     1,741       33,096
    Universal Corp..............................................    58,667    3,159,805
*   US Foods Holding Corp.......................................   406,829   14,869,600

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
CONSUMER STAPLES -- (Continued)
#*  USANA Health Sciences, Inc..................................    60,574 $    5,055,506
#   Vector Group, Ltd...........................................   239,143      2,279,033
#*  Veru, Inc...................................................    32,722         45,484
#   Village Super Market, Inc., Class A.........................    19,467        571,940
    Walgreens Boots Alliance, Inc...............................   596,150     31,935,755
    Walmart, Inc................................................   987,203    101,523,957
#   WD-40 Co....................................................    23,643      3,977,935
#   Weis Markets, Inc...........................................    60,371      2,538,601
                                                                           --------------
TOTAL CONSUMER STAPLES..........................................            1,589,354,913
                                                                           --------------
ENERGY -- (5.0%)
*   Abraxas Petroleum Corp......................................   382,209        527,448
    Adams Resources & Energy, Inc...............................     3,234        116,909
    Anadarko Petroleum Corp.....................................   324,582     23,645,799
#*  Antero Resources Corp.......................................   447,117      3,241,598
#   Apache Corp.................................................   665,534     21,902,724
*   Apergy Corp.................................................   126,397      5,016,697
#   Arch Coal, Inc., Class A....................................    60,718      5,888,432
    Archrock, Inc...............................................   295,119      2,983,653
*   Ardmore Shipping Corp.......................................    59,759        417,118
*   Aspen Aerogels, Inc.........................................    34,067        139,334
#   Baker Hughes a GE Co........................................   338,956      8,141,723
*   Barnwell Industries, Inc....................................     4,663          6,205
#*  Basic Energy Services, Inc..................................    63,651        160,401
*   Bonanza Creek Energy, Inc...................................    45,176      1,087,386
#*  Bristow Group, Inc..........................................    75,611         38,184
*   C&J Energy Services, Inc....................................   142,740      2,005,497
    Cabot Oil & Gas Corp........................................   336,624      8,715,195
#*  Cactus, Inc., Class A.......................................    45,414      1,648,528
#*  California Resources Corp...................................    57,209      1,205,966
#*  Callon Petroleum Co.........................................   504,491      3,788,727
#*  CARBO Ceramics, Inc.........................................    22,288         60,623
#*  Carrizo Oil & Gas, Inc......................................   257,095      3,295,958
#*  Centennial Resource Development, Inc., Class A..............   406,898      4,284,636
*   Cheniere Energy, Inc........................................   194,072     12,488,533
#*  Chesapeake Energy Corp...................................... 2,203,615      6,412,520
    Chevron Corp................................................ 1,385,384    166,329,203
    Cimarex Energy Co...........................................   173,207     11,892,393
*   Clean Energy Fuels Corp.....................................   435,733      1,368,202
#*  Cloud Peak Energy, Inc......................................   687,078         41,568
*   CNX Resources Corp..........................................   443,958      3,977,864
    Concho Resources, Inc.......................................   274,367     31,656,464
    ConocoPhillips.............................................. 1,060,812     66,958,453
#*  CONSOL Energy, Inc..........................................    77,032      2,611,385
#*  Contango Oil & Gas Co.......................................    57,087        172,403
*   Continental Resources, Inc..................................   277,636     12,768,480
#   Core Laboratories NV........................................    69,389      4,398,569
    CVR Energy, Inc.............................................   172,754      7,879,310
*   Dawson Geophysical Co.......................................   181,860        509,208
#   Delek US Holdings, Inc......................................   177,461      6,576,705
#*  Denbury Resources, Inc...................................... 1,142,340      2,547,418
    Devon Energy Corp...........................................   592,153     19,031,797
#   DHT Holdings, Inc...........................................   881,895      4,700,500
#*  Diamond Offshore Drilling, Inc..............................   311,149      3,021,257
    Diamondback Energy, Inc.....................................   212,524     22,610,428
#   DMC Global, Inc.............................................    23,018      1,595,147
*   Dorian LPG, Ltd.............................................    79,963        641,303
#*  Dril-Quip, Inc..............................................   142,889      6,224,245
#*  Earthstone Energy, Inc., Class A............................    53,052        355,448

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
ENERGY -- (Continued)
#   EnLink Midstream LLC........................................   222,376 $  2,599,575
#   Ensco Rowan P.L.C., Class A.................................   450,859    6,298,500
    EOG Resources, Inc..........................................   538,273   51,701,122
#*  EP Energy Corp., Class A....................................    13,364        3,801
#   EQT Corp....................................................   304,405    6,225,082
#*  Equitrans Midstream Corp....................................   158,335    3,298,118
*   Era Group, Inc..............................................    46,346      446,775
    Evolution Petroleum Corp....................................    65,263      458,799
*   Exterran Corp...............................................    93,861    1,334,703
#*  Extraction Oil & Gas, Inc...................................   183,432      862,130
    Exxon Mobil Corp............................................ 2,718,233  218,219,745
*   Forum Energy Technologies, Inc..............................   226,558    1,354,817
*   Frank's International NV....................................   295,627    1,726,462
    GasLog, Ltd.................................................   156,301    2,442,985
*   Geospace Technologies Corp..................................    24,656      331,623
#*  Goodrich Petroleum Corp.....................................    18,205      249,226
#   Green Plains, Inc...........................................   107,318    1,864,114
*   Gulf Island Fabrication, Inc................................    82,156      706,542
#*  Gulfport Energy Corp........................................   414,673    2,716,108
#*  Halcon Resources Corp.......................................   354,860      461,318
    Hallador Energy Co..........................................    65,926      340,178
    Halliburton Co..............................................   654,907   18,553,515
*   Helix Energy Solutions Group, Inc...........................   332,479    2,599,986
    Helmerich & Payne, Inc......................................   162,699    9,521,146
#   Hess Corp...................................................   340,102   21,807,340
#*  HighPoint Resources Corp....................................   372,807    1,021,491
    HollyFrontier Corp..........................................   351,348   16,769,840
#*  Hornbeck Offshore Services, Inc.............................    38,647       50,241
#*  Independence Contract Drilling, Inc.........................    31,818       90,045
*   International Seaways, Inc..................................    60,641    1,080,623
#*  ION Geophysical Corp........................................    85,439    1,092,765
#*  Jagged Peak Energy, Inc.....................................    14,776      156,182
*   Keane Group, Inc............................................   299,969    3,146,675
#*  Key Energy Services, Inc....................................     4,036       16,870
    Kinder Morgan, Inc.......................................... 1,505,904   29,922,313
#*  KLX Energy Services Holdings, Inc...........................    51,463    1,443,537
#   Kosmos Energy, Ltd..........................................   816,064    5,459,468
#*  Laredo Petroleum, Inc.......................................   462,616    1,397,100
*   Lonestar Resources US, Inc., Class A........................    25,520      101,570
#   Mammoth Energy Services, Inc................................    44,723      697,232
    Marathon Oil Corp........................................... 1,256,355   21,408,289
    Marathon Petroleum Corp.....................................   628,210   38,239,143
#*  Matador Resources Co........................................   257,093    5,062,161
*   Matrix Service Co...........................................    61,721    1,210,349
#*  McDermott International, Inc................................   832,201    6,732,506
#*  Mexco Energy Corp...........................................       684        3,162
*   Midstates Petroleum Co., Inc................................    38,350      489,730
*   Mitcham Industries, Inc.....................................    58,960      219,921
#   Montage Resources Corp......................................    19,882      221,088
    Murphy Oil Corp.............................................   393,885   10,729,427
#   Nabors Industries, Ltd......................................   772,214    2,702,749
    NACCO Industries, Inc., Class A.............................    10,537      430,858
    National Oilwell Varco, Inc.................................   271,050    7,085,247
*   Natural Gas Services Group, Inc.............................    17,412      279,811
#*  NCS Multistage Holdings, Inc................................     1,906        7,567
*   Newpark Resources, Inc......................................   201,747    1,472,753
#*  Noble Corp. P.L.C...........................................   604,069    1,588,701
    Noble Energy, Inc...........................................   501,713   13,576,354
#   Nordic American Tankers, Ltd................................    29,510       63,151

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
ENERGY -- (Continued)
#*  Northern Oil and Gas, Inc...................................   666,425 $ 1,766,026
#*  Oasis Petroleum, Inc........................................   582,343   3,552,292
    Occidental Petroleum Corp...................................   715,319  42,117,983
#*  Oceaneering International, Inc..............................   581,603  11,166,778
#*  Oil States International, Inc...............................   140,744   2,719,174
    ONEOK, Inc..................................................   347,240  23,588,013
*   Overseas Shipholding Group, Inc., Class A...................    47,976      87,316
#*  Pacific Ethanol, Inc........................................   511,457     557,488
    Panhandle Oil and Gas, Inc., Class A........................    28,121     421,815
#*  Par Pacific Holdings, Inc...................................   126,281   2,467,531
*   Parsley Energy, Inc., Class A...............................   352,269   7,031,289
    Patterson-UTI Energy, Inc...................................   390,493   5,306,800
    PBF Energy, Inc., Class A...................................   329,983  11,080,829
#*  PDC Energy, Inc.............................................   126,760   5,512,792
    Peabody Energy Corp.........................................   276,515   7,955,337
#*  Penn Virginia Corp..........................................    30,301   1,360,515
    Phillips 66.................................................   256,226  24,154,425
*   Pioneer Energy Services Corp................................   846,587   1,473,061
    Pioneer Natural Resources Co................................   195,526  32,547,258
#*  PrimeEnergy Resources Corp..................................     1,057     145,866
#*  Profire Energy, Inc.........................................    14,618      23,096
*   ProPetro Holding Corp.......................................   207,670   4,595,737
*   QEP Resources, Inc..........................................   543,567   4,087,624
*   Quintana Energy Services, Inc...............................    27,342     130,148
#   Range Resources Corp........................................   473,776   4,282,935
*   Ranger Energy Services, Inc.................................     7,662      56,124
#*  Renewable Energy Group, Inc.................................    98,363   2,372,516
*   REX American Resources Corp.................................     8,700     735,237
*   RigNet, Inc.................................................    29,866     280,442
#*  Ring Energy, Inc............................................   128,562     665,951
#   RPC, Inc....................................................   303,539   3,123,416
*   SandRidge Energy, Inc.......................................    70,550     589,798
    Schlumberger, Ltd...........................................   547,040  23,347,667
#   Scorpio Tankers, Inc........................................   111,595   2,876,919
*   SEACOR Holdings, Inc........................................    42,854   1,908,717
#*  SEACOR Marine Holdings, Inc.................................    49,135     667,253
#*  Select Energy Services, Inc., Class A.......................   178,467   2,055,940
#   SemGroup Corp., Class A.....................................   177,687   2,320,592
#   Ship Finance International, Ltd.............................   256,397   3,271,626
*   SilverBow Resources, Inc....................................     8,618     156,331
    SM Energy Co................................................   260,976   4,157,348
#*  Smart Sand, Inc.............................................    48,900     192,177
#   Solaris Oilfield Infrastructure, Inc., Class A..............    33,310     565,937
#*  Southwestern Energy Co...................................... 1,037,469   4,098,003
#*  SRC Energy, Inc.............................................   645,091   3,967,310
*   Superior Drilling Products, Inc.............................     5,561       5,561
*   Superior Energy Services, Inc............................... 1,787,417   6,416,827
*   Talos Energy, Inc...........................................    93,331   2,771,931
#   Targa Resources Corp........................................   263,491  10,579,164
    TechnipFMC P.L.C............................................   336,453   8,273,379
#   Teekay Corp.................................................   111,937     465,658
    Teekay Tankers, Ltd., Class A...............................   976,573   1,064,465
#*  TETRA Technologies, Inc.....................................   315,099     749,936
#*  Tidewater, Inc..............................................    24,516     551,610
#*  Transocean, Ltd.............................................   763,592   6,001,833
#*  Ultra Petroleum Corp........................................ 1,139,751     479,151
#*  Unit Corp...................................................   119,428   1,619,444
#   US Silica Holdings, Inc.....................................   160,076   2,532,402
*   VAALCO Energy, Inc..........................................    10,350      23,909

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
ENERGY -- (Continued)
    Valero Energy Corp.......................................... 343,799 $   31,168,817
#*  W&T Offshore, Inc........................................... 282,411      1,801,782
#*  Whiting Petroleum Corp...................................... 232,029      6,355,274
    Williams Cos., Inc. (The)................................... 626,664     17,753,391
    World Fuel Services Corp.................................... 148,419      4,578,726
#*  WPX Energy, Inc............................................. 678,037      9,417,934
                                                                         --------------
TOTAL ENERGY....................................................          1,393,332,799
                                                                         --------------
FINANCIALS -- (13.9%)
#*  1347 Property Insurance Holdings, Inc.......................   1,369          6,859
#   1st Constitution Bancorp....................................  14,109        264,967
    1st Source Corp.............................................  59,316      2,777,768
    ACNB Corp...................................................  10,720        405,966
    Affiliated Managers Group, Inc..............................  66,804      7,409,900
    Aflac, Inc.................................................. 498,547     25,116,798
*   Alleghany Corp..............................................  13,054      8,574,912
*   Allegiance Bancshares, Inc..................................   2,259         78,094
    Allstate Corp. (The)........................................ 231,917     22,973,698
    Ally Financial, Inc......................................... 690,434     20,512,794
*   A-Mark Precious Metals, Inc.................................   8,896        100,169
*   Ambac Financial Group, Inc..................................  25,628        479,244
    American Equity Investment Life Holding Co.................. 190,721      5,609,105
    American Express Co......................................... 497,174     58,283,708
    American Financial Group, Inc............................... 119,839     12,406,932
    American International Group, Inc........................... 525,775     25,011,117
    American National Bankshares, Inc...........................  18,701        707,272
    American National Insurance Co..............................  27,596      3,126,351
    American River Bankshares...................................   8,283        106,105
    Ameriprise Financial, Inc................................... 241,434     35,435,268
#   Ameris Bancorp.............................................. 106,537      3,884,339
    AMERISAFE, Inc..............................................  43,467      2,574,116
    AmeriServ Financial, Inc....................................   8,436         34,841
    Ames National Corp..........................................  17,858        504,488
    Aon P.L.C................................................... 157,202     28,318,368
    Arch Capital Group, Ltd..................................... 322,931     10,908,609
#   Ares Management Corp., Class A..............................  81,188      1,985,047
    Argo Group International Holdings, Ltd......................  75,102      5,863,213
    Arrow Financial Corp........................................  29,139        980,527
    Arthur J Gallagher & Co..................................... 196,748     16,452,068
    Artisan Partners Asset Management, Inc., Class A............  92,554      2,622,980
#*  Ashford, Inc................................................   3,038        168,305
    Associated Banc-Corp........................................ 277,595      6,298,631
#   Associated Capital Group, Inc., Class A.....................   1,547         63,907
    Assurant, Inc............................................... 110,847     10,530,465
    Assured Guaranty, Ltd....................................... 232,335     11,082,379
*   Asta Funding, Inc...........................................   1,215          5,668
*   Athene Holding, Ltd., Class A............................... 222,387     10,042,997
    Atlantic American Corp......................................   2,737          6,733
*   Atlantic Capital Bancshares, Inc............................  57,342      1,000,044
*   Atlanticus Holdings Corp....................................  14,132         49,603
#*  Atlas Financial Holdings, Inc...............................  17,175         21,984
#   Auburn National Bancorporation, Inc.........................   1,203         43,031
    Axis Capital Holdings, Ltd.................................. 137,209      7,800,332
#*  Axos Financial, Inc......................................... 141,091      4,616,498
#   Banc of California, Inc..................................... 108,829      1,579,109
    BancFirst Corp..............................................  63,148      3,561,547
*   Bancorp 34, Inc.............................................   1,370         21,372
#*  Bancorp of New Jersey, Inc..................................   9,201        123,845
*   Bancorp, Inc. (The)......................................... 145,534      1,485,902

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
#   BancorpSouth Bank...........................................   159,590 $  4,864,303
    Bank of America Corp........................................ 5,850,983  178,923,060
    Bank of Commerce Holdings...................................    31,916      345,331
#   Bank of Hawaii Corp.........................................    82,694    6,812,332
    Bank of Marin Bancorp.......................................    18,463      781,908
    Bank of New York Mellon Corp. (The).........................   632,620   31,415,909
    Bank of NT Butterfield & Son, Ltd. (The)....................   122,550    4,904,451
    Bank of Princeton (The).....................................     5,663      170,456
    Bank of South Carolina Corp.................................     5,861      114,290
    Bank of the James Financial Group, Inc......................     3,058       43,882
    Bank OZK....................................................   227,261    7,420,072
    BankFinancial Corp..........................................    26,449      396,999
    BankUnited, Inc.............................................   186,055    6,805,892
#   Bankwell Financial Group, Inc...............................     5,804      176,964
    Banner Corp.................................................    79,398    4,209,682
    Bar Harbor Bankshares.......................................    14,893      391,388
*   Baycom Corp.................................................       900       20,745
    BB&T Corp...................................................   460,762   23,591,014
    BCB Bancorp, Inc............................................    24,486      323,705
*   Berkshire Bancorp, Inc......................................     1,000       13,165
*   Berkshire Hathaway, Inc., Class B........................... 1,192,385  258,401,753
#   Berkshire Hills Bancorp, Inc................................   104,558    3,135,694
#   BGC Partners, Inc., Class A.................................   636,889    3,439,201
    BlackRock, Inc..............................................    61,408   29,797,618
*   Blucora, Inc................................................    54,213    1,897,455
    Blue Capital Reinsurance Holdings, Ltd......................    11,797       87,770
    BOK Financial Corp..........................................    97,679    8,511,748
    Boston Private Financial Holdings, Inc......................   215,928    2,472,376
    Bridge Bancorp, Inc.........................................    41,143    1,275,022
*   Brighthouse Financial, Inc..................................   138,514    5,788,500
    BrightSphere Investment Group P.L.C.........................   162,492    2,382,133
    Brookline Bancorp, Inc......................................   184,809    2,781,375
    Brown & Brown, Inc..........................................   446,706   14,182,915
*   Brunswick Bancorp...........................................        40          386
    Bryn Mawr Bank Corp.........................................    45,559    1,735,342
    C&F Financial Corp..........................................     5,763      279,505
#   Cadence BanCorp.............................................   274,840    6,252,610
#   Cambridge Bancorp...........................................       533       44,692
    Camden National Corp........................................    33,820    1,487,404
*   Cannae Holdings, Inc........................................   162,878    4,181,078
    Capital City Bank Group, Inc................................    25,707      589,719
    Capital One Financial Corp..................................   319,322   29,642,661
#   Capitol Federal Financial, Inc..............................   313,693    4,328,963
    Capstar Financial Holdings, Inc.............................    23,789      368,492
    Carolina Financial Corp.....................................    49,591    1,789,739
*   Carolina Trust Bancshares, Inc..............................     9,514       78,491
#   Cathay General Bancorp......................................   134,527    4,949,248
    Cboe Global Markets, Inc....................................    92,718    9,421,076
#   CBTX, Inc...................................................     4,717      149,529
    CenterState Banks Corp......................................   204,803    5,054,538
*   Central Federal Corp........................................     2,535       31,916
    Central Pacific Financial Corp..............................    40,190    1,206,102
    Central Valley Community Bancorp............................     5,719      117,011
    Century Bancorp, Inc., Class A..............................     7,876      721,993
    Charles Schwab Corp. (The)..................................   641,777   29,380,551
#   Chemical Financial Corp.....................................   114,472    5,028,755
    Chemung Financial Corp......................................     9,008      426,799
    Chubb, Ltd..................................................   267,151   38,790,325
    Cincinnati Financial Corp...................................   118,249   11,373,189

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    CIT Group, Inc..............................................   179,287 $ 9,550,618
    Citigroup, Inc.............................................. 1,414,364  99,995,535
    Citizens & Northern Corp....................................    11,657     330,476
#   Citizens Community Bancorp, Inc.............................    18,370     216,031
    Citizens Financial Group, Inc...............................   371,545  13,449,929
    Citizens First Corp.........................................     3,200      80,640
    Citizens Holding Co.........................................       772      16,613
#*  Citizens, Inc...............................................    39,312     265,749
#   City Holding Co.............................................    32,787   2,602,632
    Civista Bancshares, Inc.....................................    18,536     407,792
    CME Group, Inc..............................................   152,641  27,307,475
#   CNA Financial Corp..........................................    59,139   2,739,910
    CNB Financial Corp..........................................    31,263     890,370
    CNO Financial Group, Inc....................................   184,317   3,050,446
    Codorus Valley Bancorp, Inc.................................     8,699     184,071
#   Cohen & Steers, Inc.........................................   126,459   6,341,919
    Colony Bankcorp, Inc........................................     6,976     119,359
    Columbia Banking System, Inc................................   162,110   6,085,609
    Comerica, Inc...............................................   198,601  15,608,053
#   Commerce Bancshares, Inc....................................   207,776  12,555,904
    Commercial National Financial Corp..........................       847      18,926
#   Community Bank System, Inc..................................   127,180   8,452,383
    Community Bankers Trust Corp................................    39,875     314,215
    Community Financial Corp. (The).............................     9,835     301,148
#*  Community First Bancshares, Inc.............................     8,736      88,015
    Community Trust Bancorp, Inc................................    39,856   1,683,916
    Community West Bancshares...................................     9,027      91,985
    ConnectOne Bancorp, Inc.....................................    76,719   1,674,776
#*  Consumer Portfolio Services, Inc............................   157,440     554,189
#   County Bancorp, Inc.........................................    12,334     221,149
#*  Cowen, Inc..................................................    33,497     561,075
    Crawford & Co., Class A.....................................    71,806     646,254
    Crawford & Co., Class B.....................................    51,598     455,094
#*  Credit Acceptance Corp......................................    39,760  19,729,707
#   Cullen/Frost Bankers, Inc...................................    97,374   9,901,962
*   Customers Bancorp, Inc......................................    71,646   1,622,782
    CVB Financial Corp..........................................   243,472   5,283,342
    Diamond Hill Investment Group, Inc..........................     7,514   1,085,623
    Dime Community Bancshares, Inc..............................    85,536   1,723,550
    Discover Financial Services.................................   585,435  47,707,098
#   DNB Financial Corp..........................................     6,876     281,778
    Donegal Group, Inc., Class A................................   122,002   1,647,027
    Donegal Group, Inc., Class B................................     2,147      25,227
#*  Donnelley Financial Solutions, Inc..........................    92,759   1,420,140
    E*TRADE Financial Corp......................................   351,052  17,784,294
    Eagle Bancorp Montana, Inc..................................     9,395     159,715
*   Eagle Bancorp, Inc..........................................    75,384   4,165,720
    East West Bancorp, Inc......................................   229,404  11,809,718
    Eaton Vance Corp............................................   259,085  10,770,163
*   eHealth, Inc................................................    38,274   2,324,763
#   Elmira Savings Bank.........................................     3,961      64,762
    EMC Insurance Group, Inc....................................    20,647     662,975
    Employers Holdings, Inc.....................................    85,198   3,656,698
#*  Encore Capital Group, Inc...................................    66,784   1,887,316
*   Enova International, Inc....................................   115,389   3,165,120
*   Enstar Group, Ltd...........................................    26,644   4,722,915
*   Entegra Financial Corp......................................    10,660     314,470
    Enterprise Bancorp, Inc.....................................     5,355     169,914
    Enterprise Financial Services Corp..........................    57,525   2,447,113

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
#*  Equity Bancshares, Inc., Class A............................    26,322 $   691,216
    Erie Indemnity Co., Class A.................................    65,666  12,431,887
*   Esquire Financial Holdings, Inc.............................     4,832     121,476
    ESSA Bancorp, Inc...........................................     9,594     146,884
*   Essent Group, Ltd...........................................   161,779   7,676,414
    Evans Bancorp, Inc..........................................     8,471     311,225
    Evercore, Inc., Class A.....................................   122,133  11,899,418
    Everest Re Group, Ltd.......................................    39,665   9,341,107
#*  EZCORP, Inc., Class A.......................................   120,118   1,305,683
#   FactSet Research Systems, Inc...............................    60,634  16,727,102
    Farmers & Merchants Bancorp, Inc............................     1,121      35,581
    Farmers National Banc Corp..................................    11,290     162,463
    Fauquier Bankshares, Inc....................................     1,288      28,143
    FB Financial Corp...........................................    68,781   2,527,014
    FBL Financial Group, Inc., Class A..........................    53,358   3,333,274
    Federal Agricultural Mortgage Corp., Class A................     1,374      97,417
    Federal Agricultural Mortgage Corp., Class C................    19,476   1,489,524
#   Federated Investors, Inc., Class B..........................   278,242   8,550,377
    FedNat Holding Co...........................................    36,099     587,331
*   FFBW, Inc...................................................     6,165      65,503
    Fidelity D&D Bancorp, Inc...................................     1,322      79,320
    Fidelity National Financial, Inc............................   320,078  12,787,116
    Fidelity Southern Corp......................................    62,903   1,831,106
    Fifth Third Bancorp......................................... 1,073,009  30,924,119
    Financial Institutions, Inc.................................    41,909   1,152,497
    First American Financial Corp...............................   203,664  11,621,068
    First Bancorp...............................................    68,671   2,603,318
    First BanCorp...............................................   479,927   5,423,175
    First Bancorp of Indiana, Inc...............................        96       2,066
    First Bancorp, Inc..........................................    18,855     505,503
    First Bancshares, Inc.......................................       200       3,000
    First Bancshares, Inc. (The)................................     2,479      76,552
#   First Bank..................................................    10,185     116,211
    First Busey Corp............................................   123,663   3,195,452
    First Business Financial Services, Inc......................    11,996     276,268
#   First Capital, Inc..........................................     3,880     198,578
    First Choice Bancorp........................................     6,942     147,587
    First Citizens BancShares, Inc., Class A....................    21,322   9,557,586
    First Commonwealth Financial Corp...........................   249,865   3,400,663
    First Community Bancshares, Inc.............................    35,477   1,233,181
#   First Community Corp........................................    13,022     244,683
    First Defiance Financial Corp...............................    43,324   1,278,491
#   First Financial Bancorp.....................................   233,511   5,861,126
#   First Financial Bankshares, Inc.............................   106,023   6,522,535
    First Financial Corp........................................    10,547     434,220
    First Financial Northwest, Inc..............................    14,137     236,512
    First Foundation, Inc.......................................    93,666   1,330,994
    First Hawaiian, Inc.........................................   177,102   4,896,870
#   First Horizon National Corp.................................   519,849   7,844,521
    First Internet Bancorp......................................    19,229     420,923
    First Interstate BancSystem, Inc., Class A..................    86,841   3,669,901
    First Merchants Corp........................................   124,123   4,551,590
    First Mid Bancshares, Inc...................................    16,197     558,635
    First Midwest Bancorp, Inc..................................   236,280   5,072,932
    First Northwest Bancorp.....................................    18,338     298,543
    First of Long Island Corp. (The)............................    51,664   1,202,221
#   First Republic Bank.........................................   144,439  15,255,647
#   First Savings Financial Group, Inc..........................       512      29,747
#   First United Corp...........................................    11,701     221,383

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    First US Bancshares, Inc....................................     4,857 $    48,691
    FirstCash, Inc..............................................   100,097   9,777,475
    Flagstar Bancorp, Inc.......................................   129,652   4,635,059
    Flushing Financial Corp.....................................    85,352   1,928,955
    FNB Corp....................................................   525,072   6,369,123
#   Franklin Financial Network, Inc.............................    31,196     862,569
#   Franklin Resources, Inc.....................................   482,880  16,702,819
    FS Bancorp, Inc.............................................     7,982     412,590
#   Fulton Financial Corp.......................................   386,777   6,671,903
#   GAIN Capital Holdings, Inc..................................    69,790     367,793
    GAINSCO, Inc................................................       513      20,007
    GAMCO Investors, Inc., Class A..............................    20,016     433,947
*   Genworth Financial, Inc., Class A...........................   554,579   2,101,854
#   German American Bancorp, Inc................................    48,551   1,449,247
    Glacier Bancorp, Inc........................................   156,747   6,675,855
    Global Indemnity, Ltd.......................................    19,910     613,228
    Goldman Sachs Group, Inc. (The).............................   228,811  47,116,761
*   Great Elm Capital Group, Inc................................    33,083     141,430
    Great Southern Bancorp, Inc.................................    32,348   1,874,567
    Great Western Bancorp, Inc..................................   132,496   4,659,884
*   Green Dot Corp., Class A....................................   119,408   7,614,648
#   Greenhill & Co., Inc........................................    62,640   1,297,274
#*  Greenlight Capital Re, Ltd., Class A........................    68,604     821,876
    Guaranty Bancshares, Inc....................................     3,129      87,831
    Guaranty Federal Bancshares, Inc............................     4,758     108,102
*   Hallmark Financial Services, Inc............................    16,543     189,914
*   Hamilton Bancorp, Inc.......................................     1,300      20,488
    Hamilton Lane, Inc., Class A................................    37,790   1,846,419
    Hancock Whitney Corp........................................   153,362   6,708,054
    Hanmi Financial Corp........................................    77,679   1,842,546
    Hanover Insurance Group, Inc. (The).........................    81,151   9,787,622
#*  HarborOne Bancorp, Inc......................................     4,356      81,544
    Harleysville Financial Corp.................................     1,916      46,032
    Hartford Financial Services Group, Inc. (The)...............   527,044  27,569,672
    Hawthorn Bancshares, Inc....................................     9,315     218,996
#   HCI Group, Inc..............................................    21,758     927,326
    Heartland Financial USA, Inc................................    76,774   3,447,153
#   Hennessy Advisors, Inc......................................    13,944     139,301
    Heritage Commerce Corp......................................   101,075   1,265,459
    Heritage Financial Corp.....................................    80,645   2,441,124
    Heritage Insurance Holdings, Inc............................    28,530     389,149
    Hilltop Holdings, Inc.......................................   177,004   3,722,394
    Hingham Institution for Savings.............................     2,020     373,720
*   HMN Financial, Inc..........................................     6,890     152,613
    Home Bancorp, Inc...........................................    10,867     398,167
#   Home BancShares, Inc........................................   340,401   6,532,295
    Home Federal Bancorp, Inc...................................       446      15,003
*   HomeStreet, Inc.............................................    50,976   1,434,465
    HomeTrust Bancshares, Inc...................................       761      19,299
#   Hope Bancorp, Inc...........................................   306,541   4,309,966
    HopFed Bancorp, Inc.........................................     8,711     170,213
    Horace Mann Educators Corp..................................    93,510   3,607,616
    Horizon Bancorp, Inc........................................    89,352   1,453,757
    Houlihan Lokey, Inc.........................................    56,137   2,768,677
#*  Howard Bancorp, Inc.........................................    20,529     308,551
    Huntington Bancshares, Inc.................................. 1,399,965  19,487,513
    IBERIABANK Corp.............................................    87,670   6,969,765
*   ICC Holdings, Inc...........................................     1,000      14,055
    IF Bancorp, Inc.............................................     1,950      39,049

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
    Independence Holding Co.....................................     3,097 $    118,553
    Independent Bank Corp.......................................    55,436    4,447,630
    Independent Bank Corp.......................................    53,637    1,154,805
    Independent Bank Group, Inc.................................    90,327    5,148,639
#   Interactive Brokers Group, Inc., Class A....................   187,946   10,194,191
    Intercontinental Exchange, Inc..............................   294,826   23,984,095
    International Bancshares Corp...............................   148,121    6,142,578
*   INTL. FCStone, Inc..........................................    34,586    1,402,808
    Invesco, Ltd................................................   461,420   10,137,397
    Investar Holding Corp.......................................    14,048      327,037
    Investors Bancorp, Inc......................................   496,062    5,828,728
    Investors Title Co..........................................     3,752      633,788
    James River Group Holdings, Ltd.............................    79,334    3,349,481
#   Janus Henderson Group P.L.C.................................   263,590    6,608,201
    Jefferies Financial Group, Inc..............................   412,078    8,476,444
    JPMorgan Chase & Co......................................... 2,424,288  281,338,622
#   Kearny Financial Corp.......................................   226,848    3,175,872
    Kemper Corp.................................................   117,886   10,595,594
    Kentucky First Federal Bancorp..............................     6,958       53,124
    KeyCorp.....................................................   826,800   14,510,340
    Kingstone Cos., Inc.........................................    16,836      195,466
    Kinsale Capital Group, Inc..................................    22,203    1,611,938
    Ladenburg Thalmann Financial Services, Inc..................    23,786       87,295
    Lake Shore Bancorp, Inc.....................................     2,025       30,476
    Lakeland Bancorp, Inc.......................................   109,407    1,811,780
    Lakeland Financial Corp.....................................    51,149    2,442,365
    Landmark Bancorp, Inc.......................................     5,949      147,416
    Lazard, Ltd., Class A.......................................   215,792    8,389,993
    LCNB Corp...................................................    24,728      420,376
    LegacyTexas Financial Group, Inc............................   106,780    4,279,742
    Legg Mason, Inc.............................................   306,341   10,247,106
#*  LendingClub Corp............................................   946,430    3,009,647
#*  LendingTree, Inc............................................    14,103    5,427,116
#   Level One Bancorp, Inc......................................     3,260       80,750
*   Limestone Bancorp, Inc......................................     7,444      113,744
    Lincoln National Corp.......................................   166,409   11,102,808
#   Live Oak Bancshares, Inc....................................    76,793    1,341,574
    Loews Corp..................................................   248,834   12,762,696
    LPL Financial Holdings, Inc.................................   252,824   18,731,730
    M&T Bank Corp...............................................   154,507   26,277,005
    Macatawa Bank Corp..........................................    58,211      600,738
    Mackinac Financial Corp.....................................    18,037      283,001
*   Magyar Bancorp, Inc.........................................     2,261       27,302
#   Maiden Holdings, Ltd........................................   225,364      147,275
*   Malvern Bancorp, Inc........................................    13,382      283,565
#   Manning & Napier, Inc.......................................    13,893       28,481
*   Markel Corp.................................................     9,516   10,196,489
#   MarketAxess Holdings, Inc...................................    44,688   12,438,011
    Marlin Business Services Corp...............................    24,496      533,768
    Marsh & McLennan Cos., Inc..................................   328,951   31,016,790
#*  MBIA, Inc...................................................   296,282    2,865,047
    MBT Financial Corp..........................................    37,339      374,884
    Mercantile Bank Corp........................................    33,990    1,148,862
#   Mercury General Corp........................................   124,479    6,694,481
    Meridian Bancorp, Inc.......................................   126,227    2,173,629
    Meta Financial Group, Inc...................................    84,877    2,186,432
    MetLife, Inc................................................   488,210   22,521,127
*   MGIC Investment Corp........................................   174,562    2,555,588
    Mid Penn Bancorp, Inc.......................................       997       24,307

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Middlefield Banc Corp.......................................   5,129 $   207,981
    Midland States Bancorp, Inc.................................  12,455     334,043
#   MidSouth Bancorp, Inc.......................................  29,879     354,664
    MidWestOne Financial Group, Inc.............................   8,165     230,090
#*  MMA Capital Holdings, Inc...................................  10,053     319,685
    Moelis & Co., Class A....................................... 106,412   4,357,571
    Moody's Corp................................................ 134,069  26,360,647
    Morgan Stanley.............................................. 868,424  41,901,458
    Morningstar, Inc............................................  77,454  11,110,776
*   Mr Cooper Group, Inc........................................  20,870     179,482
    MSB Financial Corp..........................................   7,116     126,487
    MSCI, Inc................................................... 122,738  27,662,690
    MutualFirst Financial, Inc..................................  17,603     526,154
    MVB Financial Corp..........................................   9,728     161,388
    Nasdaq, Inc................................................. 222,754  20,537,919
    National Bank Holdings Corp., Class A.......................  82,515   3,155,374
    National General Holdings Corp.............................. 186,984   4,609,156
*   National Holdings Corp......................................   4,900      16,464
    National Security Group, Inc. (The).........................     312       3,682
    National Western Life Group, Inc., Class A..................   7,419   1,978,796
    Navient Corp................................................ 636,655   8,601,209
    Navigators Group, Inc. (The)................................  68,490   4,790,191
#   NBT Bancorp, Inc............................................ 100,955   3,838,309
    Nelnet, Inc., Class A.......................................  74,678   4,335,058
#   New York Community Bancorp, Inc............................. 742,765   8,638,357
>>  NewStar Financial, Inc......................................  71,934       6,999
*   NI Holdings, Inc............................................   5,971      95,715
*   Nicholas Financial, Inc.....................................   9,629      85,506
*   Nicolet Bankshares, Inc.....................................     330      20,147
*   NMI Holdings, Inc., Class A................................. 145,801   4,094,092
    Northeast Bancorp...........................................  13,845     303,482
    Northeast Community Bancorp, Inc............................   5,056      56,880
    Northern Trust Corp......................................... 233,466  23,008,074
#   Northfield Bancorp, Inc..................................... 130,203   1,953,045
    Northrim BanCorp, Inc.......................................   8,802     312,383
    Northwest Bancshares, Inc................................... 236,085   4,114,962
    Norwood Financial Corp......................................   2,904      93,451
#   Oak Valley Bancorp..........................................   4,232      81,127
    OceanFirst Financial Corp................................... 114,040   2,871,527
    Oconee Federal Financial Corp...............................     365       9,570
#*  Ocwen Financial Corp........................................ 122,431     206,908
    OFG Bancorp................................................. 119,151   2,404,467
#   Ohio Valley Banc Corp.......................................   1,110      41,714
    Old Line Bancshares, Inc....................................  23,469     586,725
    Old National Bancorp........................................ 352,951   6,028,403
    Old Point Financial Corp....................................   2,092      44,141
    Old Republic International Corp............................. 474,428  10,608,210
    Old Second Bancorp, Inc.....................................   4,388      58,141
*   On Deck Capital, Inc........................................ 180,875     987,577
    OneMain Holdings, Inc....................................... 299,718  10,181,420
    Oppenheimer Holdings, Inc., Class A.........................  13,697     359,546
    Opus Bank...................................................  78,411   1,714,849
#   Oritani Financial Corp...................................... 107,770   1,869,809
#   Orrstown Financial Services, Inc............................  16,730     346,980
*   Pacific Mercantile Bancorp..................................  39,209     307,006
    Pacific Premier Bancorp, Inc................................ 138,231   4,018,375
#   PacWest Bancorp............................................. 172,640   6,827,912
#   Park National Corp..........................................  30,787   3,007,274
    Parke Bancorp, Inc..........................................  23,581     539,533

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Pathfinder Bancorp, Inc.....................................     4,141 $    57,560
    Patriot National Bancorp, Inc...............................     1,573      25,184
    PB Bancorp, Inc.............................................     8,605      95,516
    PCSB Financial Corp.........................................    16,500     314,325
    Peapack Gladstone Financial Corp............................    40,657   1,176,207
    Penns Woods Bancorp, Inc....................................     7,295     318,500
#   Pennymac Financial Services, Inc............................   119,598   2,667,035
    Peoples Bancorp of North Carolina, Inc......................     2,246      62,821
    Peoples Bancorp, Inc........................................    41,232   1,347,462
#   People's United Financial, Inc..............................   586,711  10,144,233
    People's Utah Bancorp.......................................     8,282     235,623
#   Pinnacle Financial Partners, Inc............................   122,639   7,121,647
    Piper Jaffray Cos...........................................    33,328   2,686,237
    PJT Partners, Inc., Class A.................................    34,315   1,479,663
    Plumas Bancorp..............................................     8,499     222,249
    PNC Financial Services Group, Inc. (The)....................   276,038  37,797,883
#*  Ponce de Leon Federal Bank..................................    16,801     243,110
    Popular, Inc................................................   173,425  10,008,357
#*  PRA Group, Inc..............................................    99,155   2,788,239
    Preferred Bank..............................................    32,744   1,610,677
    Premier Financial Bancorp, Inc..............................    16,908     280,335
    Primerica, Inc..............................................   112,535  14,662,185
    Principal Financial Group, Inc..............................   352,310  20,138,040
    ProAssurance Corp...........................................   117,243   4,400,130
    Progressive Corp. (The).....................................   433,468  33,875,524
#   Prosperity Bancshares, Inc..................................   113,095   8,328,316
    Protective Insurance Corp., Class A.........................     1,488      25,430
    Protective Insurance Corp., Class B.........................     8,934     145,178
#*  Provident Bancorp, Inc......................................    12,252     300,174
    Provident Financial Holdings, Inc...........................     6,264     126,846
#   Provident Financial Services, Inc...........................   153,221   4,063,421
    Prudential Bancorp, Inc.....................................    14,780     258,059
    Prudential Financial, Inc...................................   247,325  26,144,726
    Pzena Investment Management, Inc., Class A..................     8,560      85,172
    QCR Holdings, Inc...........................................    24,170     826,856
    Radian Group, Inc...........................................   139,181   3,259,619
#*  Randolph Bancorp, Inc.......................................     7,527     114,937
    Raymond James Financial, Inc................................   183,943  16,843,661
    RBB Bancorp.................................................     1,052      20,367
*   Regional Management Corp....................................    32,863     814,017
    Regions Financial Corp...................................... 1,299,652  20,183,596
    Reinsurance Group of America, Inc...........................    76,308  11,561,425
    RenaissanceRe Holdings, Ltd.................................    65,351  10,152,931
    Renasant Corp...............................................   128,927   4,674,893
    Republic Bancorp, Inc., Class A.............................    21,312   1,007,205
*   Republic First Bancorp, Inc.................................    75,873     388,470
    Riverview Bancorp, Inc......................................    39,490     293,016
#   RLI Corp....................................................    73,109   5,945,955
    S&P Global, Inc.............................................   195,172  43,066,654
#   S&T Bancorp, Inc............................................    77,876   3,121,270
#*  Safeguard Scientifics, Inc..................................    45,232     517,454
    Safety Insurance Group, Inc.................................    37,595   3,493,327
    Salisbury Bancorp, Inc......................................     4,314     167,642
    Sandy Spring Bancorp, Inc...................................    80,469   2,807,563
    Santander Consumer USA Holdings, Inc........................   563,100  12,022,185
#   SB Financial Group, Inc.....................................     9,396     171,947
    SB One Bancorp..............................................    21,162     502,597
*   Seacoast Banking Corp. of Florida...........................    56,533   1,603,276
*   Security National Financial Corp., Class A..................    16,553      84,089

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    SEI Investments Co..........................................   247,605 $13,482,092
*   Select Bancorp, Inc.........................................    35,213     432,416
    Selective Insurance Group, Inc..............................   111,647   7,961,548
#   ServisFirst Bancshares, Inc.................................   103,724   3,520,393
    Severn Bancorp, Inc.........................................    18,007     166,745
    Shore Bancshares, Inc.......................................    17,838     282,376
    SI Financial Group, Inc.....................................    21,280     304,730
#*  Siebert Financial Corp......................................     3,562      37,294
    Sierra Bancorp..............................................    30,918     818,090
    Signature Bank..............................................    68,898   9,099,359
    Silvercrest Asset Management Group, Inc., Class A...........    12,070     175,498
    Simmons First National Corp., Class A.......................   207,754   5,274,874
    SLM Corp....................................................   949,216   9,644,035
#*  SmartFinancial, Inc.........................................     3,491      72,578
    Sound Financial Bancorp, Inc................................     2,778      95,147
#   South State Corp............................................    70,122   5,305,431
*   Southern First Bancshares, Inc..............................    15,008     552,444
    Southern Missouri Bancorp, Inc..............................     4,768     159,966
    Southern National Bancorp of Virginia, Inc..................    25,121     374,805
#   Southside Bancshares, Inc...................................    77,652   2,727,915
    Southwest Georgia Financial Corp............................     1,301      26,801
    Standard AVB Financial Corp.................................     3,205      87,657
    State Auto Financial Corp...................................    95,042   3,196,262
    State Street Corp...........................................   251,809  17,037,397
#   Sterling Bancorp............................................   395,704   8,475,980
    Stewardship Financial Corp..................................     8,682      79,006
    Stewart Information Services Corp...........................    63,842   2,713,923
    Stifel Financial Corp.......................................   125,704   7,500,758
    Stock Yards Bancorp, Inc....................................    53,081   1,823,332
    Summit Financial Group, Inc.................................     1,764      45,952
    Summit State Bank...........................................     6,914      79,511
    SunTrust Banks, Inc.........................................   293,316  19,206,332
*   SVB Financial Group.........................................    72,247  18,186,015
    Synchrony Financial.........................................   929,860  32,238,246
    Synovus Financial Corp......................................   362,269  13,353,235
    T Rowe Price Group, Inc.....................................   316,998  34,077,285
    TCF Financial Corp..........................................   348,119   7,703,873
    TD Ameritrade Holding Corp..................................   206,333  10,848,989
    Territorial Bancorp, Inc....................................    18,613     538,846
    Teton Advisors, Inc., Class A...............................        29       1,488
*   Texas Capital Bancshares, Inc...............................    97,717   6,325,221
#   TFS Financial Corp..........................................   212,789   3,540,809
    TheStreet, Inc..............................................     6,865      47,986
*   Third Point Reinsurance, Ltd................................   213,191   2,475,148
    Timberland Bancorp, Inc.....................................    15,487     483,194
    Tiptree, Inc................................................    80,023     456,131
#   Tompkins Financial Corp.....................................    29,901   2,412,114
    Torchmark Corp..............................................    88,580   7,764,923
    Towne Bank..................................................   160,066   4,174,521
    Travelers Cos., Inc. (The)..................................   248,730  35,754,937
    TriCo Bancshares............................................    66,785   2,665,389
#*  TriState Capital Holdings, Inc..............................    66,192   1,539,626
*   Triumph Bancorp, Inc........................................    58,000   1,798,580
#*  Trupanion, Inc..............................................    10,562     346,434
#   TrustCo Bank Corp. NY.......................................   237,789   1,902,312
    Trustmark Corp..............................................   149,722   5,384,003
    Two River Bancorp...........................................    13,748     209,382
    U.S. Bancorp................................................ 1,013,452  54,037,261
#   UMB Financial Corp..........................................    80,523   5,625,337

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
FINANCIALS -- (Continued)
    Umpqua Holdings Corp........................................   366,755 $    6,366,867
*   Unico American Corp.........................................       100            607
    Union Bankshares Corp.......................................   170,826      6,235,149
#   Union Bankshares, Inc.......................................       863         34,097
    United Bancorp, Inc.........................................     4,611         52,658
    United Bancshares, Inc......................................     2,936         67,587
#   United Bankshares, Inc......................................   170,828      6,703,291
#   United Community Banks, Inc.................................   175,819      4,936,998
    United Community Financial Corp.............................   113,049      1,041,181
    United Financial Bancorp, Inc...............................   105,045      1,385,544
#   United Fire Group, Inc......................................    55,466      2,418,872
#   United Insurance Holdings Corp..............................    95,897      1,469,142
    United Security Bancshares..................................    27,970        293,685
    Unity Bancorp, Inc..........................................    24,003        518,465
#   Universal Insurance Holdings, Inc...........................    92,219      2,747,204
    Univest Financial Corp......................................    63,661      1,605,530
    Unum Group..................................................   281,779     10,403,281
#   Valley National Bancorp.....................................   531,679      5,571,996
    Value Line, Inc.............................................     2,920         67,598
#   Veritex Holdings, Inc.......................................    74,410      1,972,609
*   Victory Capital Holdings, Inc., Class A.....................    28,339        467,310
#   Virtu Financial, Inc., Class A..............................   147,051      3,614,514
#   Virtus Investment Partners, Inc.............................    19,564      2,398,742
    Voya Financial, Inc.........................................   220,302     12,092,377
    VSB Bancorp, Inc............................................       169          3,568
#   Waddell & Reed Financial, Inc., Class A.....................   201,451      3,773,177
    Walker & Dunlop, Inc........................................    82,766      4,547,992
    Washington Federal, Inc.....................................   197,751      6,553,468
    Washington Trust Bancorp, Inc...............................    32,597      1,688,851
    Waterstone Financial, Inc...................................    59,896        991,878
    Webster Financial Corp......................................   164,857      8,758,852
#   Wellesley Bank..............................................     2,742         91,994
    Wells Fargo & Co............................................ 3,242,707    156,979,446
    WesBanco, Inc...............................................   110,808      4,467,779
    West Bancorporation, Inc....................................    35,687        748,356
#   Westamerica Bancorporation..................................    52,898      3,397,110
*   Western Alliance Bancorp....................................   209,110      9,991,276
    Western New England Bancorp, Inc............................    58,206        562,270
    Westwood Holdings Group, Inc................................    18,495        578,709
#   White Mountains Insurance Group, Ltd........................     7,093      6,660,611
    Willis Towers Watson P.L.C..................................    99,224     18,290,952
    Wintrust Financial Corp.....................................   100,877      7,686,827
#   WisdomTree Investments, Inc.................................   253,470      1,824,984
#*  World Acceptance Corp.......................................    22,745      2,956,623
    WR Berkley Corp.............................................   233,508     14,314,040
    WSFS Financial Corp.........................................   121,870      5,262,347
#   WVS Financial Corp..........................................       803         13,699
#   Zions Bancorp NA............................................   229,221     11,307,472
                                                                           --------------
TOTAL FINANCIALS................................................            3,870,082,470
                                                                           --------------
HEALTH CARE -- (10.6%)
    Abbott Laboratories.........................................   875,335     69,641,653
    AbbVie, Inc.................................................   823,970     65,414,978
#*  Abeona Therapeutics, Inc....................................     6,035         46,470
*   ABIOMED, Inc................................................    38,874     10,784,036
#*  Acadia Healthcare Co., Inc..................................   184,143      5,896,259
#*  Accuray, Inc................................................    69,870        289,262
#*  Achillion Pharmaceuticals, Inc..............................   281,426        833,021
#*  Aclaris Therapeutics, Inc...................................    59,564        375,253

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Acorda Therapeutics, Inc.................................... 104,599 $ 1,093,060
*   Addus HomeCare Corp.........................................  21,078   1,431,196
*   Aduro Biotech, Inc..........................................  29,194     119,403
#*  Adverum Biotechnologies, Inc................................ 122,797     792,041
#*  Aeglea BioTherapeutics, Inc.................................  41,751     285,994
*   Affimed NV..................................................  28,571      94,284
    Agilent Technologies, Inc................................... 232,905  18,283,042
#*  Agios Pharmaceuticals, Inc..................................  38,210   2,136,703
#*  Akebia Therapeutics, Inc....................................  88,384     533,839
#*  Akorn, Inc.................................................. 219,108     591,592
#*  Albireo Pharma, Inc.........................................  10,078     346,885
#*  Alder Biopharmaceuticals, Inc...............................  64,958     882,779
*   Alexion Pharmaceuticals, Inc................................ 150,049  20,426,170
*   Align Technology, Inc.......................................  89,519  29,065,029
    Alkermes P.L.C..............................................  89,787   2,722,342
*   Allena Pharmaceuticals, Inc.................................  20,857     128,688
    Allergan P.L.C.............................................. 195,327  28,713,069
*   Allscripts Healthcare Solutions, Inc........................ 385,394   3,803,839
#*  Alnylam Pharmaceuticals, Inc................................  51,995   4,645,233
#*  Alphatec Holdings, Inc......................................  18,887      80,270
*   Alpine Immune Sciences, Inc.................................   6,024      38,313
#*  AMAG Pharmaceuticals, Inc...................................  25,767     287,560
*   Amedisys, Inc...............................................  60,176   7,691,696
#*  American Renal Associates Holdings, Inc.....................  20,661     142,148
*   American Shared Hospital Services...........................     797       2,224
    AmerisourceBergen Corp...................................... 232,079  17,350,226
    Amgen, Inc.................................................. 522,469  93,689,141
#*  AMN Healthcare Services, Inc................................ 146,304   7,616,586
#*  Amphastar Pharmaceuticals, Inc..............................  77,541   1,674,110
#*  AnaptysBio, Inc.............................................  32,877   2,390,815
#*  AngioDynamics, Inc..........................................  99,229   2,038,164
#*  ANI Pharmaceuticals, Inc....................................  27,938   1,983,039
#*  Anika Therapeutics, Inc.....................................  32,173   1,024,710
    Anthem, Inc................................................. 160,952  42,335,205
#*  Apollo Endosurgery, Inc.....................................  22,845      85,212
*   Applied Genetic Technologies Corp...........................  28,810     128,781
#*  Aptevo Therapeutics, Inc....................................  33,737      24,561
#   Apyx Medical Corp...........................................  24,946     124,481
*   Aquinox Pharmaceuticals, Inc................................  17,470      46,470
#*  Aratana Therapeutics, Inc...................................  82,237     386,514
*   Aravive, Inc................................................   7,829      50,027
*   Ardelyx, Inc................................................ 117,663     400,054
#*  Arena Pharmaceuticals, Inc..................................  81,180   3,713,985
#*  Array BioPharma Inc......................................... 112,539   2,544,507
*   Assembly Biosciences, Inc...................................  18,120     285,934
#*  Assertio Therapeutics, Inc.................................. 164,605     686,403
#*  Atara Biotherapeutics, Inc..................................  74,963   2,518,757
    Atrion Corp.................................................   3,292   2,896,960
*   Audentes Therapeutics, Inc..................................  71,429   2,699,302
#*  Avanos Medical, Inc......................................... 109,368   4,587,988
    Baxter International, Inc................................... 228,657  17,446,529
    Becton Dickinson and Co..................................... 115,693  27,851,933
*   Biogen, Inc................................................. 129,507  29,688,185
*   BioMarin Pharmaceutical, Inc................................  64,777   5,540,377
*   Bio-Rad Laboratories, Inc., Class A.........................  40,089  12,063,983
#*  BioScrip, Inc............................................... 160,655     308,458
*   BioSpecifics Technologies Corp..............................  11,512     771,304
    Bio-Techne Corp.............................................  47,687   9,756,283
*   BioTelemetry, Inc...........................................  55,946   3,043,462

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
HEALTH CARE -- (Continued)
#*  Bluebird Bio, Inc...........................................    35,730 $ 5,067,586
*   Boston Scientific Corp......................................   641,411  23,809,176
    Bristol-Myers Squibb Co.....................................   982,403  45,612,971
*   Brookdale Senior Living, Inc................................ 2,069,669  12,790,554
    Bruker Corp.................................................   305,673  11,798,978
*   Caladrius Biosciences, Inc..................................    10,038      30,415
#*  Calithera Biosciences, Inc..................................    69,597     428,718
#*  Cambrex Corp................................................    81,456   3,504,237
#   Cantel Medical Corp.........................................    74,196   5,115,072
#*  Capital Senior Living Corp..................................    94,573     397,207
    Cardinal Health, Inc........................................   393,346  19,159,884
*   Cardiovascular Systems, Inc.................................    22,906     814,079
*   Castlight Health, Inc., Class B.............................   137,479     512,797
#*  Catabasis Pharmaceuticals, Inc..............................    12,100      90,871
#*  Catalent, Inc...............................................   308,622  13,832,438
#*  Catalyst Biosciences, Inc...................................    16,510     143,967
*   Celgene Corp................................................   549,275  51,994,371
#*  Celldex Therapeutics, Inc...................................    74,757     273,611
*   Centene Corp................................................   376,374  19,405,843
*   Cerner Corp.................................................   384,722  25,564,777
*   Charles River Laboratories International, Inc...............   104,376  14,661,697
    Chemed Corp.................................................    33,122  10,823,607
*   ChemoCentryx, Inc...........................................    26,008     345,126
#*  Chiasma, Inc................................................    27,690     168,355
*   Chimerix, Inc...............................................    88,729     239,568
*   Cigna Corp..................................................   329,440  52,328,250
#*  Clearside Biomedical, Inc...................................    16,471      20,424
#*  Cocrystal Pharma, Inc.......................................    31,652      80,713
#*  Collegium Pharmaceutical, Inc...............................    28,620     398,677
#*  Community Health Systems, Inc...............................   231,802     797,399
    Computer Programs & Systems, Inc............................    26,388     801,931
#*  Concert Pharmaceuticals, Inc................................    47,290     486,141
    CONMED Corp.................................................    54,334   4,348,350
    Cooper Cos., Inc. (The).....................................    43,277  12,546,868
#*  Corcept Therapeutics, Inc...................................   180,003   2,228,437
*   CorVel Corp.................................................    44,453   3,191,725
#*  Corvus Pharmaceuticals, Inc.................................    14,435      61,060
#*  Covetrus, Inc...............................................    55,861   1,836,151
*   Cross Country Healthcare, Inc...............................    79,456     560,165
#*  CryoLife, Inc...............................................    61,870   1,896,934
*   Cumberland Pharmaceuticals, Inc.............................    22,381     125,334
#*  Cutera, Inc.................................................    11,803     209,385
    CVS Health Corp.............................................   882,179  47,972,894
*   Cymabay Therapeutics, Inc...................................    94,257   1,207,432
    Danaher Corp................................................   269,100  35,639,604
*   DaVita, Inc.................................................   264,243  14,596,783
#*  Deciphera Pharmaceuticals, Inc..............................    61,527   1,415,121
    DENTSPLY SIRONA, Inc........................................   198,054  10,126,501
#*  Dermira, Inc................................................    11,713     129,897
#*  DexCom, Inc.................................................    39,709   4,807,569
    Digirad Corp................................................     9,575       6,915
#*  Diplomat Pharmacy, Inc......................................   161,844     903,090
#*  Eagle Pharmaceuticals, Inc..................................    13,359     686,786
*   Edwards Lifesciences Corp...................................   149,789  26,373,349
*   Elanco Animal Health, Inc...................................   327,163  10,305,634
#*  Electromed, Inc.............................................     2,121      12,090
    Eli Lilly & Co..............................................   477,114  55,841,423
#*  Emergent BioSolutions, Inc..................................    97,613   5,044,640
*   Enanta Pharmaceuticals, Inc.................................    23,244   2,026,644

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
    Encompass Health Corp....................................... 248,121 $15,991,398
#*  Endo International P.L.C.................................... 473,498   3,551,235
    Ensign Group, Inc. (The).................................... 115,219   5,936,083
#*  Enzo Biochem, Inc........................................... 126,162     437,782
#*  Evolent Health, Inc., Class A............................... 176,530   2,391,982
#*  Exact Sciences Corp.........................................  69,171   6,826,486
*   Exelixis, Inc............................................... 555,409  10,919,341
#*  FibroGen, Inc...............................................  47,723   2,230,096
#*  Five Prime Therapeutics, Inc................................  74,894     829,826
#*  Five Star Senior Living, Inc................................   3,459       2,179
#*  Flexion Therapeutics, Inc...................................   5,885      62,381
*   FONAR Corp..................................................  12,822     254,388
*   Fulgent Genetics, Inc.......................................  16,288     108,315
#*  G1 Therapeutics, Inc........................................   7,998     171,157
#*  Genomic Health, Inc.........................................  20,129   1,294,899
    Gilead Sciences, Inc........................................ 965,652  62,806,006
#*  Global Blood Therapeutics, Inc..............................  83,768   4,640,747
*   Globus Medical, Inc., Class A............................... 151,444   6,828,610
#*  GlycoMimetics, Inc..........................................  64,840     789,103
*   Haemonetics Corp............................................  84,341   7,361,282
#*  Halozyme Therapeutics, Inc.................................. 131,130   2,115,127
*   Hanger, Inc.................................................  41,296     820,552
*   Harvard Bioscience, Inc.....................................  57,899     224,069
    HCA Healthcare, Inc......................................... 136,629  17,383,308
#*  HealthEquity, Inc...........................................  71,172   4,821,903
*   HealthStream, Inc...........................................  51,968   1,360,522
#*  Henry Schein, Inc........................................... 139,654   8,946,235
#*  Heska Corp..................................................  11,112     862,958
    Hill-Rom Holdings, Inc...................................... 133,627  13,552,450
*   HMS Holdings Corp........................................... 142,103   4,324,194
*   Hologic, Inc................................................ 471,837  21,883,800
*   Horizon Pharma P.L.C........................................ 326,256   8,329,316
    Humana, Inc................................................. 106,580  27,221,598
#*  Icad, Inc...................................................   1,228       6,386
*   ICU Medical, Inc............................................  22,190   5,048,225
*   IDEXX Laboratories, Inc.....................................  80,866  18,760,912
*   Illumina, Inc...............................................  72,758  22,700,496
*   Incyte Corp.................................................  74,983   5,758,694
#*  Infinity Pharmaceuticals, Inc...............................  57,909      96,129
*   InfuSystem Holdings, Inc....................................  25,741     110,686
#*  Innoviva, Inc............................................... 205,367   2,881,299
#*  Inogen, Inc.................................................  26,156   2,283,419
#*  Inovio Pharmaceuticals, Inc.................................  88,995     334,621
#*  Insmed, Inc.................................................  62,827   1,912,454
#*  Inspire Medical Systems, Inc................................  21,902   1,132,114
#*  Insulet Corp................................................  33,722   2,908,523
*   Integer Holdings Corp.......................................  59,942   4,141,393
#*  Integra LifeSciences Holdings Corp.......................... 132,246   6,901,919
#*  Intellia Therapeutics, Inc..................................  73,780   1,134,736
#*  Intra-Cellular Therapies, Inc...............................  87,441   1,151,598
#*  IntriCon Corp...............................................  11,634     271,887
*   Intuitive Surgical, Inc.....................................  44,105  22,521,336
#   Invacare Corp...............................................  81,062     599,859
#*  Ionis Pharmaceuticals, Inc..................................  84,074   6,249,220
#*  Iovance Biotherapeutics, Inc................................  25,149     286,699
*   IQVIA Holdings, Inc......................................... 178,842  24,841,154
#*  iRadimed Corp...............................................   1,881      47,044
#*  IRIDEX Corp.................................................   6,830      33,945
    IVERIC bio, Inc.............................................  57,675      79,592

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
HEALTH CARE -- (Continued)
    Jazz Pharmaceuticals P.L.C..................................   111,091 $ 14,416,279
    Johnson & Johnson........................................... 1,776,597  250,855,496
#*  Jounce Therapeutics, Inc....................................    47,948      272,345
*   KalVista Pharmaceuticals, Inc...............................     2,766       63,618
#*  Karyopharm Therapeutics, Inc................................    93,157      435,043
    Kewaunee Scientific Corp....................................     3,487       78,946
*   Kindred Biosciences, Inc....................................    65,008      577,921
#*  Kura Oncology, Inc..........................................    31,436      475,941
*   Laboratory Corp. of America Holdings........................   144,837   23,162,333
#*  Lannett Co., Inc............................................    68,351      525,619
*   Lantheus Holdings, Inc......................................    82,018    1,981,555
#   LeMaitre Vascular, Inc......................................    32,167      928,983
#*  LHC Group, Inc..............................................    68,453    7,605,813
#*  Ligand Pharmaceuticals, Inc.................................    19,676    2,476,225
#*  Lipocine, Inc...............................................    19,043       35,039
*   LivaNova P.L.C..............................................    98,301    6,771,956
    Luminex Corp................................................    76,720    1,749,983
*   MacroGenics, Inc............................................    81,108    1,360,181
*   Magellan Health, Inc........................................    55,667    3,896,690
#*  Mallinckrodt P.L.C..........................................   185,673    2,870,505
*   Masimo Corp.................................................    88,017   11,455,413
    McKesson Corp...............................................   257,939   30,759,226
#*  Medidata Solutions, Inc.....................................    46,651    4,214,451
*   MEDNAX, Inc.................................................   143,622    4,017,107
#*  Medpace Holdings, Inc.......................................    70,550    3,962,794
    Medtronic P.L.C.............................................   608,117   54,006,871
*   MEI Pharma, Inc.............................................    37,625      118,143
#*  Melinta Therapeutics, Inc...................................    28,414      124,453
    Merck & Co., Inc............................................ 1,410,637  111,031,238
    Meridian Bioscience, Inc....................................    82,780      952,798
#*  Merit Medical Systems, Inc..................................    83,375    4,684,007
#*  Merrimack Pharmaceuticals, Inc..............................    29,023      189,810
#   Mesa Laboratories, Inc......................................     4,842    1,146,053
*   Mettler-Toledo International, Inc...........................    26,194   19,521,340
*   Micron Solutions, Inc.......................................     1,150        3,214
#*  Minerva Neurosciences, Inc..................................    85,640      631,167
#*  Misonix, Inc................................................     2,220       38,495
*   Molecular Templates, Inc....................................     6,400       47,040
*   Molina Healthcare, Inc......................................   125,899   16,320,287
#*  Momenta Pharmaceuticals, Inc................................   122,511    1,713,929
*   Mylan NV....................................................   585,827   15,811,471
#*  Myriad Genetics, Inc........................................   137,979    4,343,579
#*  Nabriva Therapeutics P.L.C..................................    17,979       53,757
    National HealthCare Corp....................................    33,169    2,501,938
    National Research Corp......................................    14,408      570,269
*   Natus Medical, Inc..........................................    56,655    1,516,088
#*  Nektar Therapeutics.........................................   109,883    3,518,454
*   Neogen Corp.................................................    58,369    3,540,664
#*  NeoGenomics, Inc............................................    68,515    1,427,167
*   Neurocrine Biosciences, Inc.................................    44,205    3,193,369
*   Neurotrope, Inc.............................................     2,005       12,892
#*  NewLink Genetics Corp.......................................     8,556       14,631
*   NextGen Healthcare, Inc.....................................   124,918    2,347,209
    Novocure, Ltd...............................................    47,146    2,077,724
#*  NuVasive, Inc...............................................   110,564    6,700,178
*   Nuvectra Corp...............................................    28,943      273,222
#*  Omnicell, Inc...............................................    64,005    5,143,442
#*  OPKO Health, Inc............................................   332,514      794,708
*   OraSure Technologies, Inc...................................   102,956      973,964

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
HEALTH CARE -- (Continued)
*   Orthofix Medical, Inc.......................................    35,988 $  1,971,783
*   Otonomy, Inc................................................    49,801      133,467
#*  Ovid therapeutics, Inc......................................     9,993       20,386
#   Owens & Minor, Inc..........................................   391,389    1,334,636
*   Pacira BioSciences, Inc.....................................    31,767    1,264,962
#   Patterson Cos., Inc.........................................   206,981    4,520,465
#*  PDL BioPharma, Inc..........................................   353,194    1,154,944
#*  Penumbra, Inc...............................................    16,840    2,264,980
#   PerkinElmer, Inc............................................    92,646    8,879,193
#   Perrigo Co. P.L.C...........................................   146,659    7,027,899
#*  PetIQ, Inc..................................................    34,700      953,209
*   Pfenex, Inc.................................................    42,237      244,552
    Pfizer, Inc................................................. 4,127,168  167,604,292
    Phibro Animal Health Corp., Class A.........................    43,519    1,510,544
#*  PolarityTE, Inc.............................................     3,100       28,024
*   PRA Health Sciences, Inc....................................   111,160   10,762,511
#*  Premier, Inc., Class A......................................   169,907    5,646,010
#*  Prestige Consumer Healthcare, Inc...........................   119,397    3,512,660
#*  Pro-Dex, Inc................................................     7,945      136,495
#*  Progenics Pharmaceuticals, Inc..............................    35,045      180,131
    ProPhase Labs, Inc..........................................        62          185
#*  Protagonist Therapeutics, Inc...............................    31,280      323,122
#*  Prothena Corp. P.L.C........................................    89,478      930,571
*   Providence Service Corp. (The)..............................    27,818    1,845,168
    Psychemedics Corp...........................................     1,300       14,937
*   PTC Therapeutics, Inc.......................................    11,683      437,178
    Quest Diagnostics, Inc......................................   222,248   21,420,262
#*  Quidel Corp.................................................    67,202    4,296,896
#*  Quorum Health Corp..........................................    50,777      104,093
*   Ra Pharmaceuticals, Inc.....................................    16,064      356,621
#*  RadNet, Inc.................................................    69,278      838,957
*   Regeneron Pharmaceuticals, Inc..............................    38,513   13,215,351
#*  REGENXBIO, Inc..............................................    63,897    3,220,409
#*  Repligen Corp...............................................    71,937    4,847,115
#   ResMed, Inc.................................................    98,784   10,323,916
#*  Retrophin, Inc..............................................    67,319    1,284,447
#*  Revance Therapeutics, Inc...................................     3,971       52,576
#*  Rhythm Pharmaceuticals, Inc.................................     5,570      140,810
#*  Rigel Pharmaceuticals, Inc..................................   182,966      408,014
*   RTI Surgical Holdings, Inc..................................   121,683      658,305
#*  Sage Therapeutics, Inc......................................    38,498    6,476,519
#*  Sangamo Therapeutics, Inc...................................   185,502    2,168,518
#*  Sarepta Therapeutics, Inc...................................    64,379    7,528,480
*   Savara, Inc.................................................       900        9,612
*   SeaSpine Holdings Corp......................................    27,772      409,082
#*  Seattle Genetics, Inc.......................................    57,589    3,903,382
*   Select Medical Holdings Corp................................   337,943    4,856,241
*   Sharps Compliance Corp......................................     6,172       20,861
#*  Sierra Oncology, Inc........................................    19,716       29,574
*   Soleno Therapeutics, Inc....................................     3,848        7,734
#*  Spark Therapeutics, Inc.....................................    38,429    4,099,990
#*  Spectrum Pharmaceuticals, Inc...............................    96,379      903,071
#*  STAAR Surgical Co...........................................    18,822      611,339
    STERIS P.L.C................................................   116,554   15,266,243
    Stryker Corp................................................   161,149   30,442,658
#*  Supernus Pharmaceuticals, Inc...............................   116,783    4,289,440
*   Surmodics, Inc..............................................    23,848    1,035,957
#*  Syndax Pharmaceuticals, Inc.................................    40,982      293,021
#*  Syneos Health, Inc..........................................   190,964    8,961,941

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
HEALTH CARE -- (Continued)
#*  Synlogic, Inc...............................................  35,837 $      307,481
#*  Syros Pharmaceuticals, Inc..................................   6,706         48,484
#*  Tactile Systems Technology, Inc.............................  12,540        623,990
#   Taro Pharmaceutical Industries, Ltd.........................  49,694      5,337,633
#*  Teladoc Health, Inc.........................................  41,477      2,359,212
    Teleflex, Inc...............................................  44,543     12,747,316
#*  Tenet Healthcare Corp....................................... 256,009      5,606,597
#*  Tetraphase Pharmaceuticals, Inc.............................  92,115         97,642
    Thermo Fisher Scientific, Inc............................... 214,141     59,413,420
#*  Tivity Health, Inc.......................................... 108,333      2,342,159
#*  TransEnterix, Inc...........................................  23,831         47,662
*   Triple-S Management Corp., Class B..........................  62,596      1,422,181
*   United Therapeutics Corp.................................... 119,204     12,226,754
    UnitedHealth Group, Inc..................................... 526,962    122,819,033
    Universal Health Services, Inc., Class B.................... 169,625     21,520,324
#   US Physical Therapy, Inc....................................  20,976      2,443,494
    Utah Medical Products, Inc..................................   6,578        555,183
#*  Vanda Pharmaceuticals, Inc..................................  82,511      1,344,104
*   Varex Imaging Corp..........................................  78,828      2,588,712
*   Varian Medical Systems, Inc.................................  74,602     10,158,554
#*  VBI Vaccines, Inc...........................................   6,513         12,375
*   Veeva Systems, Inc., Class A................................  81,129     11,347,513
#*  Verastem, Inc............................................... 112,442        239,501
*   Vertex Pharmaceuticals, Inc.................................  96,440     16,296,431
#*  Viking Therapeutics, Inc....................................  64,977        508,770
*   Waters Corp.................................................  56,589     12,084,015
*   WellCare Health Plans, Inc..................................  66,362     17,144,623
    West Pharmaceutical Services, Inc...........................  87,717     10,858,487
#*  Wright Medical Group NV.....................................  87,463      2,586,281
#*  XBiotech, Inc...............................................   2,517         22,426
#*  Xencor, Inc.................................................  91,040      2,795,838
#*  Zafgen, Inc.................................................  48,149        123,261
    Zimmer Biomet Holdings, Inc................................. 162,348     19,994,780
    Zoetis, Inc................................................. 369,765     37,656,868
#*  Zogenix, Inc................................................  68,863      2,684,968
#*  Zynerba Pharmaceuticals, Inc................................   7,495         93,837
                                                                         --------------
TOTAL HEALTH CARE...............................................          2,932,381,347
                                                                         --------------
INDUSTRIALS -- (12.4%)
    3M Co....................................................... 451,022     85,473,179
#   AAON, Inc................................................... 125,862      6,319,531
    AAR Corp....................................................  77,483      2,616,601
#   ABM Industries, Inc......................................... 138,036      5,241,227
*   Acacia Research Corp........................................  41,555        132,145
    ACCO Brands Corp............................................ 224,566      2,052,533
    Acme United Corp............................................   3,771         77,947
#   Actuant Corp., Class A...................................... 107,769      2,756,731
#   Acuity Brands, Inc..........................................  80,930     11,842,487
#   ADT, Inc....................................................  25,091        165,350
*   Advanced Disposal Services, Inc............................. 136,482      4,413,828
    Advanced Drainage Systems, Inc.............................. 124,838      3,501,706
*   AECOM....................................................... 269,887      9,149,169
*   Aegion Corp.................................................  66,443      1,322,880
*   AeroCentury Corp............................................     691          7,684
#*  Aerojet Rocketdyne Holdings, Inc............................ 179,332      6,072,182
#*  Aerovironment, Inc..........................................  43,626      2,990,999
    AGCO Corp................................................... 159,967     11,322,464
    Air Lease Corp.............................................. 227,500      8,772,400
*   Air T, Inc..................................................   2,309         65,021

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
*   Air Transport Services Group, Inc........................... 169,195 $  3,981,158
#   Aircastle, Ltd.............................................. 175,698    3,499,904
    Alamo Group, Inc............................................  23,124    2,396,571
    Alaska Air Group, Inc....................................... 251,556   15,571,316
    Albany International Corp., Class A.........................  57,920    4,284,342
    Allegiant Travel Co.........................................  42,739    6,277,504
    Allegion P.L.C.............................................. 138,444   13,737,798
    Allied Motion Technologies, Inc.............................  20,720      758,559
    Allison Transmission Holdings, Inc.......................... 360,886   16,911,118
#*  Alpha Pro Tech, Ltd.........................................   8,900       31,595
    Altra Industrial Motion Corp................................ 118,969    4,460,148
#   AMERCO......................................................  34,812   12,990,794
*   Ameresco, Inc., Class A.....................................  50,423      759,370
#   American Airlines Group, Inc................................ 360,513   12,322,334
#*  American Superconductor Corp................................     896        9,892
#*  American Woodmark Corp......................................  39,482    3,550,616
    AMETEK, Inc................................................. 225,738   19,903,319
*   AMREP Corp..................................................   6,773       37,793
    AO Smith Corp............................................... 213,506   11,224,010
#   Apogee Enterprises, Inc.....................................  62,931    2,536,119
    Applied Industrial Technologies, Inc........................  87,053    5,217,957
*   ARC Document Solutions, Inc.................................  85,326      203,076
*   ARC Group Worldwide, Inc....................................     500          375
#   ArcBest Corp................................................  41,022    1,253,632
    Arconic, Inc................................................ 502,344   10,790,349
    Arcosa, Inc................................................. 102,487    3,190,420
#   Argan, Inc..................................................  39,479    1,887,886
*   Armstrong Flooring, Inc.....................................  74,121    1,074,013
    Armstrong World Industries, Inc............................. 137,838   11,946,419
*   Arotech Corp................................................  34,633      100,436
*   ASGN, Inc................................................... 107,856    6,799,242
    Astec Industries, Inc.......................................  50,844    1,713,951
*   Astronics Corp..............................................  51,530    1,718,010
#*  Astronics Corp., Class B....................................  25,414      846,286
*   Atkore International Group, Inc............................. 128,684    3,186,216
*   Atlas Air Worldwide Holdings, Inc...........................  58,179    2,809,464
#*  Avalon Holdings Corp., Class A..............................   6,700       15,745
#*  Avis Budget Group, Inc...................................... 198,487    7,056,213
#*  Axon Enterprise, Inc........................................  61,535    3,907,473
    AZZ, Inc....................................................  52,393    2,488,144
#*  Babcock & Wilcox Enterprises, Inc........................... 565,553      197,435
    Barnes Group, Inc........................................... 100,952    5,614,950
    Barrett Business Services, Inc..............................  18,247    1,329,476
#*  Beacon Roofing Supply, Inc.................................. 149,346    5,624,370
    BG Staffing, Inc............................................  18,758      438,374
*   Blue Bird Corp..............................................   9,063      156,881
*   BMC Stock Holdings, Inc..................................... 152,435    3,137,112
    Boeing Co. (The)............................................ 315,877  119,303,584
    Brady Corp., Class A........................................  92,539    4,514,978
    Briggs & Stratton Corp...................................... 205,294    2,504,587
#   Brink's Co. (The)........................................... 120,521    9,633,244
*   Broadwind Energy, Inc.......................................   3,988        7,936
*   Builders FirstSource, Inc................................... 307,891    4,242,738
#   BWX Technologies, Inc....................................... 153,158    7,826,374
*   CAI International, Inc......................................  49,942    1,240,060
    Carlisle Cos., Inc.......................................... 107,850   15,252,147
*   Casella Waste Systems, Inc., Class A........................  71,592    2,671,813
    Caterpillar, Inc............................................ 466,372   65,021,584
*   CBIZ, Inc................................................... 123,036    2,375,825

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
#*  CECO Environmental Corp.....................................  69,616 $   540,220
*   Celadon Group, Inc..........................................  49,165     125,371
    CH Robinson Worldwide, Inc.................................. 143,586  11,630,466
#*  Chart Industries, Inc.......................................  67,092   5,922,211
    Chicago Rivet & Machine Co..................................     474      13,509
#*  Cimpress NV.................................................  46,860   4,236,144
#   Cintas Corp.................................................  90,547  19,661,376
#*  CIRCOR International, Inc...................................  41,786   1,409,024
*   Civeo Corp.................................................. 186,698     375,263
*   Clean Harbors, Inc.......................................... 126,210   9,591,960
#*  Colfax Corp................................................. 190,894   5,759,272
    Columbus McKinnon Corp......................................  44,498   1,751,441
    Comfort Systems USA, Inc....................................  81,901   4,430,844
*   Commercial Vehicle Group, Inc...............................  87,061     776,584
    CompX International, Inc....................................   5,126      79,812
*   Construction Partners, Inc., Class A........................   7,026      92,041
*   Continental Building Products, Inc..........................  94,015   2,411,485
*   Continental Materials Corp..................................     268       4,956
    Copa Holdings SA, Class A...................................  55,407   4,613,187
#*  Copart, Inc................................................. 313,734  21,120,573
#   Costamare, Inc.............................................. 111,739     674,904
*   CoStar Group, Inc...........................................  23,620  11,721,425
#   Covanta Holding Corp........................................ 331,739   5,994,524
*   Covenant Transportation Group, Inc., Class A................  45,000     878,850
*   CPI Aerostructures, Inc.....................................  13,393      84,778
    CRA International, Inc......................................  14,980     780,158
    Crane Co.................................................... 111,006   9,441,060
*   CSW Industrials, Inc........................................  33,083   1,983,326
    CSX Corp.................................................... 641,088  51,049,837
#   Cubic Corp..................................................  62,316   3,538,302
    Cummins, Inc................................................ 287,377  47,787,921
    Curtiss-Wright Corp.........................................  90,646  10,328,205
    Deere & Co.................................................. 222,388  36,834,124
    Delta Air Lines, Inc........................................ 733,313  42,744,815
    Deluxe Corp................................................. 114,424   5,117,041
*   DLH Holdings Corp...........................................  17,566     109,788
#   Donaldson Co., Inc.......................................... 296,228  15,860,047
    Douglas Dynamics, Inc.......................................  59,486   2,246,191
    Dover Corp.................................................. 220,747  21,642,036
*   Ducommun, Inc...............................................  18,509     751,095
*   DXP Enterprises, Inc........................................  40,404   1,732,928
#*  Dycom Industries, Inc.......................................  78,034   3,869,706
#*  Eagle Bulk Shipping, Inc....................................  18,961     103,337
    Eastern Co. (The)...........................................  10,629     304,627
    Eaton Corp. P.L.C........................................... 262,678  21,754,992
*   Echo Global Logistics, Inc..................................  72,110   1,654,203
    Ecology and Environment, Inc., Class A......................   1,746      20,062
    EMCOR Group, Inc............................................ 124,882  10,507,572
    Emerson Electric Co......................................... 383,183  27,202,161
    Encore Wire Corp............................................  47,021   2,787,875
    EnerSys.....................................................  87,607   6,061,528
#   Ennis, Inc..................................................  54,680   1,103,442
*   Enphase Energy Inc..........................................  16,577     166,433
    EnPro Industries, Inc.......................................  46,309   3,441,685
    Equifax, Inc................................................ 121,279  15,275,090
    ESCO Technologies, Inc......................................  49,299   3,697,425
    Espey Manufacturing & Electronics Corp......................   1,489      37,139
#   EVI Industries, Inc.........................................     100       3,650
#*  Evoqua Water Technologies Corp..............................   5,400      73,548

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
#*  ExOne Co. (The).............................................     6,834 $    60,549
    Expeditors International of Washington, Inc.................   150,203  11,929,122
    Exponent, Inc...............................................    96,409   5,458,678
#   Fastenal Co.................................................   248,788  17,551,993
    Federal Signal Corp.........................................   139,055   4,000,612
    FedEx Corp..................................................   225,557  42,734,029
    Flowserve Corp..............................................   217,411  10,659,661
    Fluor Corp..................................................   222,493   8,839,647
    Forrester Research, Inc.....................................    33,301   1,693,689
#   Fortive Corp................................................   208,772  18,025,375
    Fortune Brands Home & Security, Inc.........................   252,797  13,342,626
    Forward Air Corp............................................    65,909   4,173,358
*   Franklin Covey Co...........................................    20,263     577,698
    Franklin Electric Co., Inc..................................    90,291   4,411,618
#*  FreightCar America, Inc.....................................    30,380     210,230
*   FTI Consulting, Inc.........................................    97,000   8,243,060
#*  Gardner Denver Holdings, Inc................................   286,148   9,657,495
#   GATX Corp...................................................    70,939   5,471,525
#*  Genco Shipping & Trading, Ltd...............................    39,869     402,677
*   Gencor Industries, Inc......................................    20,887     252,106
*   Generac Holdings, Inc.......................................   152,394   8,380,146
    General Dynamics Corp.......................................   152,562  27,265,881
    General Electric Co......................................... 2,901,900  29,512,323
*   Genesee & Wyoming, Inc., Class A............................   100,811   8,936,895
*   Gibraltar Industries, Inc...................................    65,780   2,609,493
    Global Brass & Copper Holdings, Inc.........................    67,065   2,909,950
*   GMS, Inc....................................................   108,128   1,905,215
#   Golden Ocean Group, Ltd.....................................    12,367      73,707
*   Goldfield Corp. (The).......................................    58,411     136,682
    Gorman-Rupp Co. (The).......................................    67,781   2,257,107
*   GP Strategies Corp..........................................    39,710     505,508
    Graco, Inc..................................................   295,246  15,131,358
    GrafTech International, Ltd.................................   133,235   1,525,541
    Graham Corp.................................................    16,735     346,415
#   Granite Construction, Inc...................................   102,392   4,596,377
*   Great Lakes Dredge & Dock Corp..............................   261,635   2,676,526
#   Greenbrier Cos., Inc. (The).................................    72,782   2,585,944
    Griffon Corp................................................   103,756   2,035,693
#   H&E Equipment Services, Inc.................................    98,589   2,998,092
    Harris Corp.................................................   137,327  23,139,600
*   Harsco Corp.................................................   200,752   4,545,025
#   Hawaiian Holdings, Inc......................................   141,081   3,979,895
*   HD Supply Holdings, Inc.....................................   355,464  16,241,150
#   Healthcare Services Group, Inc..............................    89,501   3,029,609
#   Heartland Express, Inc......................................   188,253   3,704,819
#   HEICO Corp..................................................    68,259   7,203,372
    HEICO Corp., Class A........................................   124,818  11,162,474
    Heidrick & Struggles International, Inc.....................    50,473   1,805,924
*   Herc Holdings, Inc..........................................    86,863   4,183,322
*   Heritage-Crystal Clean, Inc.................................    40,929   1,175,890
    Herman Miller, Inc..........................................   147,215   5,714,886
#*  Hertz Global Holdings, Inc..................................   229,468   4,171,728
    Hexcel Corp.................................................   178,905  12,650,373
*   Hill International, Inc.....................................    82,838     219,521
    Hillenbrand, Inc............................................   134,419   5,782,705
    HNI Corp....................................................    99,496   3,652,498
    Honeywell International, Inc................................   490,013  85,080,957
*   Houston Wire & Cable Co.....................................    26,484     163,936
*   Hub Group, Inc., Class A....................................    78,551   3,265,365

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Hubbell, Inc................................................ 109,724 $14,000,782
*   Hudson Global, Inc.......................................... 213,596     339,618
#*  Hudson Technologies, Inc.................................... 315,774     426,295
    Huntington Ingalls Industries, Inc..........................  77,762  17,308,266
    Hurco Cos., Inc.............................................  16,016     629,909
*   Huron Consulting Group, Inc.................................  51,235   2,476,188
#*  Huttig Building Products, Inc...............................   2,588       7,065
    Hyster-Yale Materials Handling, Inc.........................  26,932   1,794,210
    ICF International, Inc......................................  36,592   2,849,419
    IDEX Corp...................................................  82,668  12,950,769
*   IES Holdings, Inc...........................................   6,920     121,169
    Illinois Tool Works, Inc.................................... 230,878  35,931,543
    Ingersoll-Rand P.L.C........................................ 325,840  39,951,242
*   InnerWorkings, Inc.......................................... 144,128     487,153
*   Innovative Solutions & Support, Inc.........................  10,802      39,967
    Insperity, Inc..............................................  98,988  11,835,005
#   Insteel Industries, Inc.....................................  47,339     991,279
    Interface, Inc.............................................. 156,115   2,504,085
    ITT, Inc.................................................... 181,415  10,984,678
    Jacobs Engineering Group, Inc............................... 116,406   9,072,684
    JB Hunt Transport Services, Inc............................. 104,984   9,918,888
#*  JELD-WEN Holding, Inc....................................... 227,693   4,496,937
*   JetBlue Airways Corp........................................ 644,583  11,957,015
#   John Bean Technologies Corp.................................  66,817   7,335,838
    Johnson Controls International P.L.C........................ 552,881  20,733,038
    Kadant, Inc.................................................  24,884   2,440,872
#   Kaman Corp..................................................  61,701   3,819,909
    Kansas City Southern........................................ 141,368  17,408,056
    KAR Auction Services, Inc................................... 268,624  15,171,884
    Kelly Services, Inc., Class A...............................  75,556   1,681,877
    Kelly Services, Inc., Class B...............................     319       7,669
#   Kennametal, Inc............................................. 179,364   7,300,115
#*  KeyW Holding Corp. (The).................................... 102,312   1,160,218
    Kforce, Inc.................................................  82,210   2,961,204
    Kimball International, Inc., Class B........................  99,956   1,565,311
#*  Kirby Corp.................................................. 103,353   8,446,007
#   Knight-Swift Transportation Holdings, Inc................... 264,476   8,820,275
    Knoll, Inc.................................................. 122,947   2,685,162
    Korn Ferry.................................................. 116,131   5,460,480
#*  Kratos Defense & Security Solutions, Inc.................... 176,839   2,808,203
    L3 Technologies, Inc........................................  85,056  18,591,541
#   Landstar System, Inc........................................  98,042  10,682,656
*   Lawson Products, Inc........................................  15,719     516,212
*   LB Foster Co., Class A......................................  20,276     435,731
#   Lennox International, Inc...................................  65,725  17,841,051
*   Limbach Holdings, Inc.......................................   8,154      74,038
    Lincoln Electric Holdings, Inc.............................. 147,938  12,910,549
#   Lindsay Corp................................................  20,853   1,772,505
    Lockheed Martin Corp........................................ 197,743  65,913,674
*   LS Starrett Co. (The), Class A.............................. 123,992     893,982
#   LSC Communications, Inc.....................................  74,216     518,770
    LSI Industries, Inc.........................................  78,452     266,737
*   Lydall, Inc.................................................  38,034     936,017
#   Macquarie Infrastructure Corp............................... 117,892   4,775,805
*   Manitex International, Inc..................................  31,987     244,381
*   Manitowoc Co., Inc. (The)...................................  76,137   1,359,807
    ManpowerGroup, Inc.......................................... 110,436  10,606,273
    Marten Transport, Ltd....................................... 114,972   2,274,146
    Masco Corp.................................................. 320,294  12,510,684

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Masonite International Corp.................................  67,973 $ 3,499,930
#*  MasTec, Inc................................................. 187,225   9,482,946
*   Mastech Digital, Inc........................................   9,561      57,366
    Matson, Inc................................................. 105,065   4,161,625
    Matthews International Corp., Class A.......................  70,515   2,824,831
    McGrath RentCorp............................................  59,807   3,708,034
*   Mercury Systems, Inc........................................  79,052   5,772,377
*   Meritor, Inc................................................ 205,207   4,978,322
#*  Middleby Corp. (The)........................................  89,166  11,781,504
*   Milacron Holdings Corp...................................... 181,846   2,656,770
    Miller Industries, Inc......................................  14,667     485,184
*   Mistras Group, Inc..........................................  59,038     809,411
    Mobile Mini, Inc............................................  95,830   3,451,797
    Moog, Inc., Class A.........................................  69,838   6,539,630
#*  MRC Global, Inc............................................. 206,462   3,577,986
#   MSA Safety, Inc.............................................  60,905   6,694,069
#   MSC Industrial Direct Co., Inc., Class A....................  93,907   7,855,321
    Mueller Industries, Inc..................................... 127,371   3,715,412
    Mueller Water Products, Inc., Class A....................... 350,296   3,758,676
    Multi-Color Corp............................................  44,404   2,215,760
*   MYR Group, Inc..............................................  44,187   1,597,360
#   National Presto Industries, Inc.............................  13,388   1,425,822
#   Navigant Consulting, Inc....................................  91,015   2,077,872
*   Navistar International Corp................................. 165,801   5,660,446
*   NCI Building Systems, Inc................................... 166,328     951,396
    Nielsen Holdings P.L.C...................................... 515,295  13,155,481
*   NL Industries, Inc.......................................... 273,341     970,361
#   NN, Inc.....................................................  93,262     843,088
#   Nordson Corp................................................ 108,362  15,815,434
    Norfolk Southern Corp....................................... 212,312  43,315,894
    Northrop Grumman Corp....................................... 117,671  34,114,000
*   Northwest Pipe Co...........................................   9,070     217,408
#*  NOW, Inc.................................................... 243,986   3,567,075
*   NV5 Global, Inc.............................................  20,989   1,329,443
    nVent Electric P.L.C........................................ 241,846   6,759,596
    Old Dominion Freight Line, Inc.............................. 138,348  20,652,589
#   Omega Flex, Inc.............................................   5,588     473,080
*   Orion Group Holdings, Inc...................................  62,583     162,090
    Oshkosh Corp................................................ 142,318  11,754,044
    Owens Corning............................................... 172,258   8,831,668
    PACCAR, Inc................................................. 624,300  44,743,581
*   PAM Transportation Services, Inc............................  14,012     700,880
*   Pangaea Logistics Solutions, Ltd............................  39,929     137,356
    Parker-Hannifin Corp........................................ 180,355  32,658,683
    Park-Ohio Holdings Corp.....................................  31,367   1,148,973
#*  Patrick Industries, Inc.....................................  62,144   3,099,121
*   Patriot Transportation Holding, Inc.........................   3,354      62,619
    Pentair P.L.C............................................... 318,645  12,423,969
*   Performant Financial Corp...................................  82,601     159,420
*   Perma-Fix Environmental Services............................   5,503      23,663
*   Perma-Pipe International Holdings, Inc......................   7,165      64,198
*   PGT Innovations, Inc........................................ 155,144   2,274,411
*   PICO Holdings, Inc..........................................  43,884     501,594
#*  Pioneer Power Solutions, Inc................................   1,700       8,551
#   Pitney Bowes, Inc........................................... 364,164   2,589,206
    Powell Industries, Inc......................................  31,897     932,987
#*  Power Solutions International, Inc..........................   4,237      40,252
    Preformed Line Products Co..................................   9,555     538,806
    Primoris Services Corp...................................... 132,260   2,899,139

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Proto Labs, Inc.............................................  39,420 $ 4,327,922
#   Quad/Graphics, Inc.......................................... 105,998   1,294,236
    Quanex Building Products Corp...............................  72,949   1,219,707
    Quanta Services, Inc........................................ 290,156  11,780,334
*   Radiant Logistics, Inc...................................... 103,930     679,702
    Raven Industries, Inc.......................................  56,519   2,199,154
    Raytheon Co................................................. 177,053  31,442,842
#*  RBC Bearings, Inc...........................................  39,263   5,400,626
*   RCM Technologies, Inc.......................................   7,192      28,696
#*  Red Violet, Inc.............................................   3,537      28,119
    Regal Beloit Corp...........................................  87,071   7,408,001
    Republic Services, Inc...................................... 465,734  38,572,090
*   Resideo Technologies, Inc...................................  81,668   1,853,864
    Resources Connection, Inc...................................  70,202   1,127,444
#   REV Group, Inc..............................................  94,870   1,203,900
*   Rexnord Corp................................................ 221,032   6,321,515
    Robert Half International, Inc.............................. 270,823  16,815,400
    Rockwell Automation, Inc.................................... 126,581  22,874,453
#   Rollins, Inc................................................ 255,258   9,870,827
    Roper Technologies, Inc.....................................  48,664  17,504,441
    Rush Enterprises, Inc., Class A.............................  74,678   3,167,094
    Rush Enterprises, Inc., Class B.............................   7,381     310,002
    Ryder System, Inc........................................... 149,269   9,403,947
#*  Saia, Inc...................................................  58,511   3,767,523
    Schneider National, Inc., Class B........................... 162,889   3,404,380
#   Scorpio Bulkers, Inc........................................ 142,367     765,934
#*  Sensata Technologies Holding P.L.C.......................... 353,842  17,670,870
#   Servotronics, Inc...........................................     389       5,016
*   SIFCO Industries, Inc.......................................   3,251       9,493
#   Simpson Manufacturing Co., Inc..............................  90,571   5,767,561
#*  SiteOne Landscape Supply, Inc...............................  61,370   4,130,201
    SkyWest, Inc................................................ 125,067   7,702,877
#   Snap-on, Inc................................................  93,387  15,715,164
    Southwest Airlines Co....................................... 565,491  30,666,577
*   SP Plus Corp................................................  50,772   1,752,649
    Spartan Motors, Inc.........................................  72,868     677,672
    Spirit AeroSystems Holdings, Inc., Class A.................. 180,727  15,705,176
*   Spirit Airlines, Inc........................................ 155,695   8,466,694
*   SPX Corp....................................................  97,469   3,557,619
*   SPX FLOW, Inc...............................................  94,518   3,396,977
    Standex International Corp..................................  24,446   1,615,147
    Stanley Black & Decker, Inc................................. 171,004  25,069,186
    Steelcase, Inc., Class A.................................... 192,878   3,334,861
#*  Stericycle, Inc............................................. 150,928   8,812,686
*   Sterling Construction Co., Inc..............................  55,801     756,662
    Sun Hydraulics Corp.........................................  61,917   3,240,736
#*  Sunrun, Inc................................................. 250,087   3,803,823
    Systemax, Inc...............................................  67,991   1,544,076
*   Taylor Devices, Inc.........................................     100       1,189
#*  Team, Inc................................................... 165,279   2,793,215
#*  Tecogen, Inc................................................  17,798      66,743
*   Teledyne Technologies, Inc..................................  58,347  14,499,813
    Tennant Co..................................................  39,153   2,598,976
    Terex Corp.................................................. 164,575   5,485,285
    Tetra Tech, Inc............................................. 109,365   7,078,103
#*  Textainer Group Holdings, Ltd............................... 108,870   1,044,063
    Textron, Inc................................................ 363,173  19,248,169
*   Thermon Group Holdings, Inc.................................  63,420   1,635,602
    Timken Co. (The)............................................ 152,992   7,335,966

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
INDUSTRIALS -- (Continued)
    Titan International, Inc.................................... 119,716 $      829,632
*   Titan Machinery, Inc........................................  49,817        856,852
    Toro Co. (The).............................................. 212,147     15,518,553
#*  TPI Composites, Inc.........................................  67,589      2,091,880
*   Transcat, Inc...............................................  16,002        368,846
*   TransDigm Group, Inc........................................  38,811     18,727,084
    TransUnion.................................................. 153,691     10,704,578
#*  Trex Co., Inc...............................................  96,856      6,709,215
*   TriMas Corp................................................. 100,110      3,096,402
*   TriNet Group, Inc........................................... 141,586      8,826,471
#   Trinity Industries, Inc..................................... 307,463      6,628,902
#   Triton International, Ltd................................... 159,067      5,241,258
#   Triumph Group, Inc.......................................... 119,805      2,842,973
*   TrueBlue, Inc...............................................  89,769      2,168,819
#*  Tutor Perini Corp........................................... 113,429      2,265,177
*   Twin Disc, Inc..............................................  24,297        460,185
*   Ultralife Corp..............................................  26,332        304,135
    UniFirst Corp...............................................  26,576      4,202,463
    Union Pacific Corp.......................................... 505,841     89,554,091
*   United Continental Holdings, Inc............................ 626,421     55,663,770
    United Parcel Service, Inc., Class B........................ 533,549     56,673,575
*   United Rentals, Inc......................................... 161,105     22,702,917
    United Technologies Corp.................................... 601,909     85,838,243
#*  Univar, Inc................................................. 262,523      5,862,139
    Universal Forest Products, Inc.............................. 136,725      5,051,989
    Universal Logistics Holdings, Inc...........................  46,268      1,129,865
    US Ecology, Inc.............................................  48,288      2,946,051
*   USA Truck, Inc..............................................  21,753        309,763
    Valmont Industries, Inc.....................................  45,522      6,138,187
*   Vectrus, Inc................................................  28,289      1,147,119
    Verisk Analytics, Inc....................................... 148,655     20,981,167
*   Veritiv Corp................................................  33,370        930,689
    Viad Corp...................................................  50,851      3,117,675
#*  Vicor Corp..................................................  31,055      1,164,873
    Virco Manufacturing Corp....................................  14,468         65,829
*   Volt Information Sciences, Inc.............................. 308,104      1,491,223
    VSE Corp....................................................  23,132        707,145
#   Wabash National Corp........................................ 145,289      2,190,958
*   WABCO Holdings, Inc......................................... 103,225     13,671,119
#   Wabtec Corp................................................. 137,164     10,159,738
#*  WageWorks, Inc..............................................  45,551      2,222,433
    Waste Management, Inc....................................... 307,915     33,051,596
#   Watsco, Inc.................................................  59,806      9,477,457
    Watsco, Inc., Class B.......................................   2,268        370,024
    Watts Water Technologies, Inc., Class A.....................  53,750      4,600,463
#*  Welbilt, Inc................................................ 277,753      4,674,583
#   Werner Enterprises, Inc..................................... 163,568      5,479,528
*   Wesco Aircraft Holdings, Inc................................ 217,322      1,834,198
*   WESCO International, Inc.................................... 111,098      6,359,250
#*  Willdan Group, Inc..........................................  18,461        729,763
*   Williams Industrial Services Group, Inc.....................  12,367         28,073
*   Willis Lease Finance Corp...................................   4,420        219,762
#*  WillScot Corp...............................................  93,041      1,253,262
    Woodward, Inc............................................... 125,230     13,637,547
    WW Grainger, Inc............................................  63,081     17,788,842
#*  XPO Logistics, Inc.......................................... 243,494     16,577,072
    Xylem, Inc.................................................. 226,227     18,867,332
#*  YRC Worldwide, Inc..........................................  66,980        456,134
                                                                         --------------
TOTAL INDUSTRIALS...............................................          3,441,351,537
                                                                         --------------

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (19.3%)
#*  3D Systems Corp.............................................   186,636 $  1,985,807
*   Acacia Communications, Inc..................................    66,886    3,871,362
    Accenture P.L.C., Class A...................................   529,501   96,723,948
*   ACI Worldwide, Inc..........................................   222,733    7,911,476
*   ADDvantage Technologies Group, Inc..........................     3,642        4,735
#*  Adesto Technologies Corp....................................    22,366      142,471
*   Adobe, Inc..................................................   257,391   74,450,347
    ADTRAN, Inc.................................................   108,163    1,853,914
#*  Advanced Energy Industries, Inc.............................    97,280    5,618,893
#*  Advanced Micro Devices, Inc.................................   811,960   22,434,455
*   Agilysys, Inc...............................................    33,661      643,935
*   Airgain, Inc................................................    10,681      170,576
*   Akamai Technologies, Inc....................................   227,272   18,195,396
#*  Alarm.com Holdings, Inc.....................................    48,094    3,408,903
*   Alithya Group, Inc., Class A................................    19,215       61,488
*   ALJ Regional Holdings, Inc..................................    22,320       39,506
    Alliance Data Systems Corp..................................    67,309   10,776,171
*   Alpha & Omega Semiconductor, Ltd............................    75,119      931,476
*   Altair Engineering, Inc., Class A...........................     3,790      149,478
#*  Alteryx, Inc., Class A......................................    14,624    1,296,271
#*  Ambarella, Inc..............................................    53,478    2,680,317
    Amdocs, Ltd.................................................   183,021   10,080,797
    American Software, Inc., Class A............................    48,020      621,859
*   Amkor Technology, Inc.......................................   527,789    4,781,768
    Amphenol Corp., Class A.....................................   227,976   22,697,291
#*  Amtech Systems, Inc.........................................    36,011      238,393
    Analog Devices, Inc.........................................   203,084   23,606,484
*   Anixter International, Inc..................................    85,109    5,350,803
*   ANSYS, Inc..................................................    65,649   12,854,074
#*  Appfolio, Inc., Class A.....................................    21,424    2,080,485
    Apple, Inc.................................................. 3,961,863  795,027,048
    Applied Materials, Inc......................................   735,546   32,415,512
#*  Applied Optoelectronics, Inc................................    18,185      227,676
*   Aquantia Corp...............................................    52,096      495,433
*   Arista Networks, Inc........................................    63,586   19,857,272
*   Arlo Technologies, Inc......................................   136,962      543,739
*   Arrow Electronics, Inc......................................   144,355   12,199,441
*   Aspen Technology, Inc.......................................   134,114   16,349,838
    AstroNova, Inc..............................................     9,734      243,545
#*  Asure Software, Inc.........................................    18,562      129,192
    Atlassian Corp. P.L.C., Class A.............................    38,778    4,271,397
*   Autodesk, Inc...............................................   116,934   20,838,808
    Automatic Data Processing, Inc..............................   341,430   56,127,678
#*  Avaya Holdings Corp.........................................   164,742    3,143,277
*   Aviat Networks, Inc.........................................    27,630      376,873
#*  Avid Technology, Inc........................................    90,467      687,549
    Avnet, Inc..................................................   194,982    9,478,075
    AVX Corp....................................................   218,391    3,561,957
*   Aware, Inc..................................................    26,185       86,672
*   Axcelis Technologies, Inc...................................    72,922    1,552,509
#*  AXT, Inc....................................................    92,451      526,971
#   Badger Meter, Inc...........................................    58,604    3,251,350
    Bel Fuse, Inc., Class A.....................................     1,700       35,020
    Bel Fuse, Inc., Class B.....................................    18,494      438,308
#   Belden, Inc.................................................    91,241    5,068,438
    Benchmark Electronics, Inc..................................    78,535    2,122,801
*   BK Technologies Corp........................................     6,762       27,386
*   Black Knight, Inc...........................................   193,630   10,924,605
#   Blackbaud, Inc..............................................    61,870    4,905,672

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Booz Allen Hamilton Holding Corp............................   227,592 $ 13,493,930
*   Bottomline Technologies De, Inc.............................    37,717    1,907,349
*   Brightcove, Inc.............................................     5,100       51,153
    Broadcom, Inc...............................................   222,517   70,849,413
    Broadridge Financial Solutions, Inc.........................   160,983   19,016,922
*   BroadVision, Inc............................................     3,362        4,068
#   Brooks Automation, Inc......................................   133,781    5,018,125
*   BSQUARE Corp................................................    18,279       34,913
    Cabot Microelectronics Corp.................................    50,973    6,435,341
*   CACI International, Inc., Class A...........................    53,344   10,398,879
*   Cadence Design Systems, Inc.................................   259,421   17,998,629
#*  CalAmp Corp.................................................    56,464      824,939
*   Calix, Inc..................................................   102,448      701,769
#*  Carbonite, Inc..............................................    60,811    1,491,694
#*  Cardtronics P.L.C., Class A.................................   129,667    4,636,892
    Cass Information Systems, Inc...............................    28,092    1,385,778
*   CCUR Holdings, Inc..........................................     5,951       19,817
    CDK Global, Inc.............................................   211,683   12,768,719
    CDW Corp....................................................   227,928   24,069,197
*   CEVA, Inc...................................................    34,538      870,012
*   ChannelAdvisor Corp.........................................    16,528      194,204
*   Ciena Corp..................................................   282,020   10,818,287
*   Cirrus Logic, Inc...........................................   128,571    6,117,408
    Cisco Systems, Inc.......................................... 2,718,780  152,115,741
*   Cision, Ltd.................................................   141,933    1,711,712
    Citrix Systems, Inc.........................................   140,099   14,144,395
*   Clearfield, Inc.............................................    16,592      244,566
#   ClearOne, Inc...............................................     8,800       18,744
#*  Coda Octopus Group, Inc.....................................    10,231      156,534
#   Cognex Corp.................................................   226,353   11,414,982
    Cognizant Technology Solutions Corp., Class A...............   393,165   28,685,318
#*  Coherent, Inc...............................................    41,073    6,079,215
#   Cohu, Inc...................................................    89,440    1,326,395
*   CommScope Holding Co., Inc..................................   253,392    6,279,054
    Communications Systems, Inc.................................    21,690       60,081
*   CommVault Systems, Inc......................................    21,156    1,112,806
*   Computer Task Group, Inc....................................    40,188      186,070
    Comtech Telecommunications Corp.............................    63,666    1,498,061
*   Conduent, Inc...............................................   361,006    4,631,707
*   Control4 Corp...............................................    48,597      846,074
*   CoreLogic, Inc..............................................   174,810    7,099,034
    Corning, Inc................................................   872,142   27,777,723
#*  Coupa Software, Inc.........................................    26,453    2,733,388
*   Cray, Inc...................................................    77,345    2,031,080
#*  Cree, Inc...................................................   201,791   13,336,367
#   CSG Systems International, Inc..............................    84,608    3,777,747
#   CSP, Inc....................................................     1,909       25,142
    CTS Corp....................................................    62,834    1,881,878
*   CyberOptics Corp............................................    12,288      217,989
    Cypress Semiconductor Corp..................................   585,797   10,063,992
#   Daktronics, Inc.............................................   107,233      812,826
*   DASAN Zhone Solutions, Inc..................................    21,857      250,481
*   Data I/O Corp...............................................    13,075       65,244
*   Dell Technologies, Class C..................................    68,952    4,648,054
#*  Diebold Nixdorf, Inc........................................   119,354    1,204,282
*   Digi International, Inc.....................................    29,683      382,020
*   Diodes, Inc.................................................   112,410    4,093,972
    Dolby Laboratories, Inc., Class A...........................   101,883    6,590,811
#*  Domo, Inc., Class B.........................................     8,838      338,584

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Dropbox, Inc., Class A......................................    26,647 $   649,654
*   DSP Group, Inc..............................................    43,888     627,160
    DXC Technology Co...........................................   371,237  24,405,120
#*  Eastman Kodak Co............................................    35,000      86,100
#   Ebix, Inc...................................................    60,673   3,062,773
*   EchoStar Corp., Class A.....................................    87,526   3,487,911
*   eGain Corp..................................................     7,487      74,795
*   Electronics for Imaging, Inc................................    99,580   3,703,380
*   EMCORE Corp.................................................    47,148     184,820
#*  Endurance International Group Holdings, Inc.................   225,568   1,247,391
#   Entegris, Inc...............................................   283,173  11,570,449
#*  Envestnet, Inc..............................................    34,409   2,442,695
*   EPAM Systems, Inc...........................................    71,313  12,790,700
*   ePlus, Inc..................................................    31,035   2,926,290
#*  Euronet Worldwide, Inc......................................    88,415  13,252,524
    EVERTEC, Inc................................................   161,005   5,041,067
*   Evolving Systems, Inc.......................................     9,237       9,976
*   ExlService Holdings, Inc....................................    67,610   4,016,034
*   Extreme Networks, Inc.......................................    19,498     155,984
*   F5 Networks, Inc............................................    64,958  10,191,910
*   Fabrinet....................................................    82,503   4,993,082
*   Fair Isaac Corp.............................................    50,896  14,238,156
*   FARO Technologies, Inc......................................    36,289   2,041,256
    Fidelity National Information Services, Inc.................   238,091  27,601,890
#*  Finisar Corp................................................   249,237   6,009,104
#*  Finjan Holdings, Inc........................................    56,458     167,116
#*  First Data Corp., Class A...................................   514,245  13,298,376
#*  First Solar, Inc............................................   165,627  10,191,029
#*  Fiserv, Inc.................................................   318,356  27,773,377
#*  Fitbit, Inc., Class A.......................................   421,182   2,223,841
*   FleetCor Technologies, Inc..................................    99,711  26,019,585
*   Flex, Ltd................................................... 1,004,906  11,094,162
    FLIR Systems, Inc...........................................   226,269  11,978,681
*   FormFactor, Inc.............................................   135,867   2,574,680
*   Fortinet, Inc...............................................   119,179  11,133,702
*   Frequency Electronics, Inc..................................    11,552     139,202
*   Gartner, Inc................................................    80,736  12,834,602
    Genpact, Ltd................................................   324,927  11,794,850
    Global Payments, Inc........................................   173,899  25,401,427
    GlobalSCAPE, Inc............................................    22,654     171,491
*   Globant SA..................................................    57,330   4,815,147
*   GoDaddy, Inc., Class A......................................   125,284  10,210,646
*   GSE Systems, Inc............................................    10,738      27,382
*   GSI Technology, Inc.........................................    35,264     286,696
#*  GTT Communications, Inc.....................................   101,485   4,257,296
#*  Guidewire Software, Inc.....................................    65,762   7,003,653
    Hackett Group, Inc. (The)...................................    73,423   1,127,043
#*  Harmonic, Inc...............................................   197,587   1,118,342
    Hewlett Packard Enterprise Co............................... 1,533,784  24,249,125
    HP, Inc..................................................... 1,061,481  21,176,546
#*  HubSpot, Inc................................................    18,716   3,452,915
#*  Ichor Holdings, Ltd.........................................    50,990   1,283,928
#*  ID Systems, Inc.............................................    16,347      91,707
#*  Identiv, Inc................................................    11,165      57,500
*   IEC Electronics Corp........................................     8,797      66,417
#*  II-VI, Inc..................................................   121,112   4,825,102
#*  Immersion Corp..............................................    73,998     699,281
#*  Infinera Corp...............................................   384,804   1,670,049
*   Information Services Group, Inc.............................    68,276     243,063

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Innodata, Inc...............................................    75,832 $     87,207
#*  Inphi Corp..................................................    49,462    2,258,435
#*  Inseego Corp................................................    23,600      107,852
*   Insight Enterprises, Inc....................................    69,324    3,922,352
    Intel Corp.................................................. 4,520,919  230,747,706
    InterDigital, Inc...........................................    86,215    5,637,599
#*  Internap Corp...............................................    31,240      123,086
    International Business Machines Corp........................   721,201  101,162,864
*   inTEST Corp.................................................    11,556       76,501
*   Intevac, Inc................................................    37,250      178,427
    Intuit, Inc.................................................   195,177   49,001,138
#*  IPG Photonics Corp..........................................    77,366   13,518,161
    Issuer Direct Corp..........................................     1,400       17,696
#*  Iteris, Inc.................................................    22,922       99,481
#*  Itron, Inc..................................................    65,936    3,538,126
#   j2 Global, Inc..............................................   103,044    9,028,715
    Jabil, Inc..................................................   414,762   12,529,960
    Jack Henry & Associates, Inc................................    99,725   14,865,008
    Juniper Networks, Inc.......................................   436,608   12,124,604
    KBR, Inc....................................................   310,213    6,892,933
#   KEMET Corp..................................................   151,565    2,708,467
*   Key Tronic Corp.............................................    11,279       62,598
*   Keysight Technologies, Inc..................................   252,629   21,986,302
*   Kimball Electronics, Inc....................................    24,551      371,457
    KLA-Tencor Corp.............................................   150,299   19,160,117
*   Knowles Corp................................................   596,970   11,270,794
#*  Kopin Corp..................................................   100,510      125,637
    Kulicke & Soffa Industries, Inc.............................   152,545    3,549,722
*   KVH Industries, Inc.........................................    30,189      295,852
    Lam Research Corp...........................................   222,882   46,232,413
*   Lantronix, Inc..............................................    13,349       48,457
*   Lattice Semiconductor Corp..................................   206,422    2,673,165
    Leidos Holdings, Inc........................................   207,090   15,216,973
*   LGL Group, Inc. (The).......................................     1,687       12,146
*   Lightpath Technologies, Inc., Class A.......................     5,719        8,579
*   Limelight Networks, Inc.....................................   175,677      521,761
#   Littelfuse, Inc.............................................    40,697    8,182,132
#*  LiveRamp Holdings, Inc......................................   159,757    9,318,626
    LogMeIn, Inc................................................    95,758    7,890,459
*   LRAD Corp...................................................    24,357       75,020
#*  Lumentum Holdings, Inc......................................    81,280    5,036,922
*   Luna Innovations, Inc.......................................    36,105      160,306
*   Luxoft Holding, Inc.........................................    43,202    2,523,861
#*  MACOM Technology Solutions Holdings, Inc....................   143,406    1,991,909
#*  MagnaChip Semiconductor Corp................................    57,288      506,999
#*  Manhattan Associates, Inc...................................   107,187    7,229,763
    ManTech International Corp., Class A........................    60,028    3,721,136
*   Marin Software, Inc.........................................     2,700       13,257
#   Marvell Technology Group, Ltd...............................   577,108   14,439,242
    Mastercard, Inc., Class A...................................   728,506  185,215,365
    Maxim Integrated Products, Inc..............................   225,776   13,546,560
    MAXIMUS, Inc................................................   134,571    9,911,154
#*  MaxLinear, Inc..............................................   111,892    3,011,014
#*  Maxwell Technologies, Inc...................................   216,542      950,619
    Methode Electronics, Inc....................................    83,104    2,452,399
#   Microchip Technology, Inc...................................   236,413   23,615,295
*   Micron Technology, Inc...................................... 1,369,589   57,604,913
    Microsoft Corp.............................................. 5,151,344  672,765,526
*   MicroStrategy, Inc., Class A................................    19,284    2,886,815

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Mimecast, Ltd...............................................    21,651 $ 1,115,243
#*  Mitek Systems, Inc..........................................    53,036     631,128
    MKS Instruments, Inc........................................   106,828   9,722,416
*   MoneyGram International, Inc................................   281,397     931,424
#*  MongoDB, Inc................................................    16,312   2,298,687
    Monolithic Power Systems, Inc...............................    43,516   6,775,876
    Monotype Imaging Holdings, Inc..............................    66,789   1,151,442
    Motorola Solutions, Inc.....................................   120,063  17,398,329
    MTS Systems Corp............................................    39,420   2,167,312
#*  Nanometrics, Inc............................................    53,447   1,592,186
#*  Napco Security Technologies, Inc............................    21,110     523,106
    National Instruments Corp...................................   159,351   7,505,432
#*  NCR Corp....................................................   280,538   8,121,575
*   NeoPhotonics Corp...........................................    82,280     561,972
    NetApp, Inc.................................................   297,563  21,677,465
#*  NETGEAR, Inc................................................    69,163   2,146,128
*   Netscout Systems, Inc.......................................   165,511   4,866,023
*   NetSol Technologies, Inc....................................    15,653     113,641
    Network-1 Technologies, Inc.................................    28,392      70,128
#*  New Relic, Inc..............................................    26,792   2,819,590
    NIC, Inc....................................................   124,320   2,145,763
*   Novanta, Inc................................................    77,556   6,748,923
*   Nuance Communications, Inc..................................   507,652   8,543,783
#*  Nutanix, Inc., Class A......................................    54,489   2,353,380
    NVE Corp....................................................     5,036     482,499
    NVIDIA Corp.................................................   393,195  71,168,295
#*  Okta, Inc...................................................    36,811   3,829,448
*   ON Semiconductor Corp.......................................   804,169  18,544,137
*   OneSpan, Inc................................................    68,300   1,266,282
*   Optical Cable Corp..........................................     3,696      18,000
    Oracle Corp................................................. 1,546,136  85,547,705
#*  OSI Systems, Inc............................................    37,889   3,414,936
*   Palo Alto Networks, Inc.....................................    33,229   8,268,372
#*  PAR Technology Corp.........................................    24,070     570,700
    Park Electrochemical Corp...................................    34,412     566,077
    Paychex, Inc................................................   317,389  26,759,067
#*  Paycom Software, Inc........................................    89,925  18,212,510
*   Paylocity Holding Corp......................................    53,641   5,179,039
*   PayPal Holdings, Inc........................................   460,510  51,931,713
    PC Connection, Inc..........................................    56,955   2,116,448
*   PCM, Inc....................................................    25,006     689,916
    PC-Tel, Inc.................................................   240,727   1,138,639
#*  PDF Solutions, Inc..........................................    64,721     840,079
    Pegasystems, Inc............................................    88,064   6,605,681
#*  Perceptron, Inc.............................................    10,437      75,981
#*  Perficient, Inc.............................................    89,478   2,634,232
    Perspecta, Inc..............................................   165,503   3,819,809
*   PFSweb, Inc.................................................    35,131     162,305
*   Photronics, Inc.............................................   424,638   3,966,119
#*  Pivotal Software, Inc., Class A.............................    44,266     960,572
*   Pixelworks, Inc.............................................    42,541     196,114
#   Plantronics, Inc............................................    69,888   3,597,834
*   Plexus Corp.................................................    70,717   4,255,749
    Power Integrations, Inc.....................................    49,667   3,924,686
#   Presidio, Inc...............................................   140,645   2,112,488
*   PRGX Global, Inc............................................    43,757     350,931
    Progress Software Corp......................................    96,655   4,408,435
*   Proofpoint, Inc.............................................    24,563   3,080,691
#*  PTC, Inc....................................................    78,435   7,096,014

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Pure Storage, Inc., Class A................................. 155,243 $ 3,548,855
    QAD, Inc., Class A..........................................  14,038     657,961
    QAD, Inc., Class B..........................................   1,959      64,941
*   Qorvo, Inc.................................................. 140,791  10,645,208
    QUALCOMM, Inc............................................... 873,328  75,219,741
#*  Qualys, Inc.................................................  47,256   4,265,327
*   Quantenna Communications, Inc...............................  58,398   1,421,991
*   Qumu Corp...................................................   6,460      20,349
*   Rambus, Inc................................................. 245,563   2,814,152
*   RealNetworks, Inc........................................... 579,042   1,505,509
#*  RealPage, Inc............................................... 113,065   7,372,969
*   Red Hat, Inc................................................ 130,555  23,830,204
#   RF Industries, Ltd..........................................   9,040      68,252
*   Ribbon Communications, Inc.................................. 230,813   1,237,158
#   Richardson Electronics, Ltd.................................  16,123      94,320
*   RingCentral, Inc., Class A..................................  32,696   3,804,834
#*  Rogers Corp.................................................  35,315   5,915,969
*   Rudolph Technologies, Inc...................................  71,585   1,731,641
    Sabre Corp.................................................. 609,403  12,651,206
*   salesforce.com, Inc......................................... 165,538  27,371,708
*   Sanmina Corp................................................ 152,956   5,188,268
    Sapiens International Corp. NV..............................   9,095     139,790
*   ScanSource, Inc.............................................  57,164   2,152,225
#   Science Applications International Corp..................... 114,678   8,595,116
*   Seachange International, Inc................................ 542,543     721,582
#   Seagate Technology P.L.C.................................... 284,827  13,762,841
*   Semtech Corp................................................ 128,584   6,926,820
*   ServiceNow, Inc.............................................  50,177  13,623,557
*   ServiceSource International, Inc............................  59,533      63,105
    Sigma Designs, Inc..........................................  69,199      11,148
*   Sigmatron International, Inc................................   3,900      10,686
*   Silicon Laboratories, Inc...................................  47,208   5,082,413
    Skyworks Solutions, Inc..................................... 321,501  28,349,958
#*  SMART Global Holdings, Inc..................................  62,976   1,369,098
#*  SMTC Corp...................................................  16,736      56,735
#*  SolarEdge Technologies, Inc................................. 104,800   4,642,640
*   Splunk, Inc.................................................  51,670   7,132,527
*   SPS Commerce, Inc...........................................  19,376   2,010,066
#*  Square, Inc., Class A.......................................  94,332   6,869,256
    SS&C Technologies Holdings, Inc............................. 262,855  17,784,769
*   StarTek, Inc................................................  42,621     294,085
*   Steel Connect, Inc..........................................  93,781     183,811
#*  Stratasys, Ltd.............................................. 117,442   2,730,526
*   Super Micro Computer, Inc...................................  98,342   2,204,828
*   Support.com, Inc............................................   8,300      17,679
*   Sykes Enterprises, Inc......................................  94,123   2,611,913
    Symantec Corp............................................... 303,979   7,359,332
#*  Synacor, Inc................................................   9,103      13,290
#*  Synaptics, Inc..............................................  76,497   2,881,642
#*  Synchronoss Technologies, Inc............................... 156,999     844,655
    SYNNEX Corp................................................. 105,411  11,371,739
*   Synopsys, Inc............................................... 120,727  14,617,625
*   Tableau Software, Inc., Class A.............................  57,800   7,040,618
    TE Connectivity, Ltd........................................ 248,884  23,805,755
*   Tech Data Corp..............................................  76,238   8,127,733
*   Telaria, Inc................................................  66,662     480,633
#*  Telenav, Inc................................................  61,656     384,117
*   Teradata Corp............................................... 260,120  11,827,656
#   Teradyne, Inc............................................... 305,204  14,954,996

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    TESSCO Technologies, Inc....................................    14,267 $      264,510
    Texas Instruments, Inc......................................   769,161     90,630,241
    TiVo Corp...................................................   223,612      2,095,244
    Total System Services, Inc..................................   177,644     18,162,323
#*  Trade Desk, Inc. (The), Class A.............................    33,823      7,491,118
    TransAct Technologies, Inc..................................     8,492         79,995
    Travelport Worldwide, Ltd...................................   225,303      3,532,751
*   Trimble, Inc................................................   251,044     10,247,616
*   Trio-Tech International.....................................     1,525          4,880
*   TSR, Inc....................................................       210          1,070
    TTEC Holdings, Inc..........................................   108,580      3,958,827
#*  TTM Technologies, Inc.......................................   274,095      3,629,018
#*  Twilio, Inc., Class A.......................................    34,704      4,759,307
*   Tyler Technologies, Inc.....................................    32,696      7,582,529
#   Ubiquiti Networks, Inc......................................   132,400     22,567,580
*   Ultimate Software Group, Inc. (The).........................    21,920      7,247,848
#*  Ultra Clean Holdings, Inc...................................    80,569        964,411
#*  Unisys Corp.................................................    98,449      1,103,613
#   Universal Display Corp......................................    61,735      9,852,906
*   Upland Software, Inc........................................    16,023        744,909
#*  USA Technologies, Inc.......................................     9,649         54,710
*   Veeco Instruments, Inc......................................   110,013      1,339,958
*   Verint Systems, Inc.........................................   108,200      6,534,198
*   VeriSign, Inc...............................................    88,758     17,525,267
    Versum Materials, Inc.......................................   178,069      9,291,640
#*  ViaSat, Inc.................................................    88,635      8,049,831
*   Viavi Solutions, Inc........................................   378,130      5,029,129
*   Virtusa Corp................................................    61,139      3,396,271
#   Visa, Inc., Class A......................................... 1,178,103    193,715,476
#   Vishay Intertechnology, Inc.................................   275,254      5,452,782
*   Vishay Precision Group, Inc.................................    25,485        965,117
    VMware, Inc., Class A.......................................    30,814      6,290,062
    Wayside Technology Group, Inc...............................     4,700         55,648
#*  Westell Technologies, Inc., Class A.........................     3,500          7,455
    Western Digital Corp........................................   339,738     17,367,407
#   Western Union Co. (The).....................................   725,755     14,108,677
*   WEX, Inc....................................................    74,225     15,609,517
*   Wireless Telecom Group, Inc.................................    37,817         58,238
*   Workday, Inc., Class A......................................    39,846      8,193,533
*   Worldpay, Inc., Class A.....................................   211,720     24,815,701
    Xerox Corp..................................................   415,901     13,874,457
    Xilinx, Inc.................................................   195,217     23,453,370
    Xperi Corp..................................................   113,182      2,812,573
*   Zebra Technologies Corp., Class A...........................    98,016     20,695,098
*   Zendesk, Inc................................................    49,842      4,375,131
*   Zix Corp....................................................    61,620        502,203
                                                                           --------------
TOTAL INFORMATION TECHNOLOGY....................................            5,377,760,319
                                                                           --------------
MATERIALS -- (3.8%)
#   Advanced Emissions Solutions, Inc...........................     5,237         59,178
*   AdvanSix, Inc...............................................    72,950      2,205,279
#*  AgroFresh Solutions, Inc....................................     5,000         15,950
    Air Products & Chemicals, Inc...............................   123,562     25,427,824
#*  AK Steel Holding Corp.......................................   477,915      1,156,554
#   Albemarle Corp..............................................   189,345     14,212,236
#*  Alcoa Corp..................................................   332,293      8,865,577
#*  Allegheny Technologies, Inc.................................   214,550      5,346,586
*   American Biltrite, Inc......................................        17         10,370
    American Vanguard Corp......................................    52,596        827,861

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
MATERIALS -- (Continued)
#*  Ampco-Pittsburgh Corp.......................................   242,491 $   780,821
    AptarGroup, Inc.............................................   121,026  13,462,932
    Ashland Global Holdings, Inc................................   103,174   8,308,602
    Avery Dennison Corp.........................................   162,672  17,999,657
*   Axalta Coating Systems, Ltd.................................   548,217  14,790,895
    Balchem Corp................................................    51,496   5,227,359
    Ball Corp...................................................   394,270  23,632,544
#   Bemis Co., Inc..............................................   205,396  11,793,838
*   Berry Global Group, Inc.....................................   305,283  17,950,640
    Boise Cascade Co............................................   100,477   2,782,208
    Cabot Corp..................................................   126,488   5,740,025
#   Carpenter Technology Corp...................................   108,011   5,364,906
    Celanese Corp...............................................   188,831  20,372,977
#*  Century Aluminum Co.........................................   199,458   1,677,442
    CF Industries Holdings, Inc.................................   337,094  15,095,069
    Chase Corp..................................................    20,259   1,897,661
    Chemours Co. (The)..........................................   332,587  11,976,458
#*  Clearwater Paper Corp.......................................   315,395   6,361,517
#   Cleveland-Cliffs, Inc.......................................   665,693   6,650,273
#*  Coeur Mining, Inc...........................................   440,349   1,589,660
#   Commercial Metals Co........................................   259,648   4,489,314
#   Compass Minerals International, Inc.........................    88,946   5,104,611
*   Contango ORE, Inc...........................................       833      20,950
    Core Molding Technologies, Inc..............................    12,521     101,671
*   Crown Holdings, Inc.........................................   275,601  16,020,686
    Domtar Corp.................................................   140,090   6,850,401
*   Dow, Inc....................................................   462,345  26,228,832
    DowDuPont, Inc.............................................. 1,387,036  53,331,534
    Eagle Materials, Inc........................................    84,447   7,677,077
    Eastman Chemical Co.........................................   253,864  20,024,792
    Ecolab, Inc.................................................   149,649  27,547,388
#   Element Solutions, Inc......................................   490,349   5,325,190
*   Ferro Corp..................................................   216,837   3,874,877
    Ferroglobe P.L.C............................................   286,776     616,568
#*  Flotek Industries, Inc......................................   970,742   3,465,549
    FMC Corp....................................................   154,737  12,233,507
    Freeport-McMoRan, Inc....................................... 2,271,202  27,958,497
    Friedman Industries, Inc....................................     7,421      54,544
    FutureFuel Corp.............................................    90,839   1,334,425
*   GCP Applied Technologies, Inc...............................   152,378   4,386,963
    Gold Resource Corp..........................................   134,351     491,725
#   Graphic Packaging Holding Co................................   804,695  11,169,167
    Greif, Inc., Class A........................................    69,652   2,752,647
    Greif, Inc., Class B........................................    20,502     997,422
    Hawkins, Inc................................................    23,658     873,217
    Haynes International, Inc...................................    28,744     928,719
#   HB Fuller Co................................................   102,295   5,009,386
#   Hecla Mining Co............................................. 1,052,814   2,210,909
    Huntsman Corp...............................................   581,046  12,922,463
*   Ingevity Corp...............................................    65,136   7,491,291
    Innophos Holdings, Inc......................................    42,873   1,380,082
    Innospec, Inc...............................................    47,974   4,069,155
#   International Flavors & Fragrances, Inc.....................    82,597  11,381,041
    International Paper Co......................................   724,028  33,891,751
*   Intrepid Potash, Inc........................................   283,233   1,053,627
    Kaiser Aluminum Corp........................................    20,375   2,004,900
#*  Koppers Holdings, Inc.......................................    40,044   1,070,777
*   Kraton Corp.................................................    87,318   2,865,777
#   Kronos Worldwide, Inc.......................................   179,781   2,445,022

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
MATERIALS -- (Continued)
    Linde P.L.C................................................. 188,125 $33,911,412
#*  Livent Corp................................................. 144,725   1,560,136
    Louisiana-Pacific Corp...................................... 335,664   8,408,383
#*  LSB Industries, Inc......................................... 232,564   1,360,499
    LyondellBasell Industries NV, Class A....................... 303,156  26,747,454
#   Martin Marietta Materials, Inc..............................  72,537  16,095,960
    Materion Corp...............................................  44,374   2,575,023
#   McEwen Mining, Inc.......................................... 136,545     188,432
#   Mercer International, Inc................................... 180,339   2,553,600
    Minerals Technologies, Inc..................................  77,656   4,874,467
    Mosaic Co. (The)............................................ 323,125   8,436,794
    Myers Industries, Inc.......................................  95,747   1,712,914
#   Neenah, Inc.................................................  40,887   2,774,183
#   NewMarket Corp..............................................  28,653  12,022,226
    Newmont Goldcorp Corp....................................... 527,986  16,399,245
#   Nexa Resources SA...........................................   7,300      86,432
    Northern Technologies International Corp....................   5,700     150,936
    Nucor Corp.................................................. 460,621  26,287,640
    Olin Corp................................................... 386,022   8,372,817
    Olympic Steel, Inc..........................................  51,205     830,545
*   OMNOVA Solutions, Inc.......................................  93,798     694,105
#   Owens-Illinois, Inc......................................... 438,080   8,656,461
    Packaging Corp. of America.................................. 167,937  16,652,633
#   PH Glatfelter Co............................................  91,984   1,451,508
    PolyOne Corp................................................ 197,255   5,452,128
    PPG Industries, Inc......................................... 224,621  26,392,967
*   PQ Group Holdings, Inc......................................   6,030      95,334
#   Quaker Chemical Corp........................................  21,876   4,896,286
*   Ramaco Resources, Inc.......................................   2,300      15,456
#   Rayonier Advanced Materials, Inc............................ 133,469   1,980,680
    Reliance Steel & Aluminum Co................................ 137,225  12,619,211
    Resolute Forest Products, Inc...............................  99,184     784,545
#   Royal Gold, Inc............................................. 102,110   8,889,697
    RPM International, Inc...................................... 247,869  15,033,255
*   Ryerson Holding Corp........................................  94,163     814,510
    Schnitzer Steel Industries, Inc., Class A...................  62,137   1,473,890
    Schweitzer-Mauduit International, Inc.......................  68,134   2,423,526
#   Scotts Miracle-Gro Co. (The)................................ 141,005  11,988,245
#   Sealed Air Corp............................................. 282,052  13,149,264
#   Sensient Technologies Corp..................................  93,795   6,576,905
    Sherwin-Williams Co. (The)..................................  59,393  27,013,718
#   Silgan Holdings, Inc........................................ 305,248   9,139,125
    Sonoco Products Co.......................................... 224,838  14,178,284
#   Southern Copper Corp........................................  94,127   3,616,359
    Steel Dynamics, Inc......................................... 497,937  15,774,644
    Stepan Co...................................................  51,079   4,726,851
#*  Summit Materials, Inc., Class A............................. 248,293   4,350,093
#*  SunCoke Energy, Inc......................................... 321,370   2,766,996
    Synalloy Corp...............................................  17,970     317,171
#*  TimkenSteel Corp............................................  96,698     980,518
*   Trecora Resources...........................................  49,155     459,599
    Tredegar Corp...............................................  73,690   1,327,894
    Trinseo SA.................................................. 115,147   5,175,858
*   Tronox Holdings P.L.C., Class A............................. 150,550   2,128,777
*   UFP Technologies, Inc.......................................  11,541     420,092
    United States Lime & Minerals, Inc..........................   9,696     784,600
#   United States Steel Corp.................................... 358,043   5,585,471
*   Universal Stainless & Alloy Products, Inc...................  17,881     257,308
#*  US Concrete, Inc............................................  42,515   2,003,732

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
MATERIALS -- (Continued)
#   Valvoline, Inc.............................................. 336,045 $    6,216,832
*   Verso Corp., Class A........................................  74,343      1,659,336
    Vulcan Materials Co......................................... 153,169     19,316,143
    Warrior Met Coal, Inc....................................... 146,687      4,547,297
    Westlake Chemical Corp...................................... 111,787      7,797,143
    WestRock Co................................................. 191,734      7,358,751
    Worthington Industries, Inc................................. 134,847      5,411,410
#   WR Grace & Co...............................................  99,641      7,530,867
                                                                         --------------
TOTAL MATERIALS.................................................          1,059,473,926
                                                                         --------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.................................... 153,885      3,634,764
*   Altisource Asset Management Corp............................     909         24,543
#*  Altisource Portfolio Solutions SA...........................  24,863        588,507
    Capital Properties, Inc., Class A...........................     600          8,640
*   CBRE Group, Inc., Class A................................... 477,198     24,847,700
#   CKX Lands, Inc..............................................     743          7,586
#   Consolidated-Tomoka Land Co.................................  13,414        831,668
*   Forestar Group, Inc.........................................   7,963        153,447
*   FRP Holdings, Inc...........................................  20,282      1,028,095
    Griffin Industrial Realty, Inc..............................   5,669        206,975
    HFF, Inc., Class A.......................................... 121,777      5,795,367
#*  Howard Hughes Corp. (The)...................................  66,665      7,399,815
#*  InterGroup Corp. (The)......................................     200          6,240
    Jones Lang LaSalle, Inc.....................................  73,439     11,351,466
*   JW Mays, Inc................................................     900         33,750
    Kennedy-Wilson Holdings, Inc................................ 271,126      5,840,054
#*  Marcus & Millichap, Inc.....................................  84,615      3,646,907
#*  Maui Land & Pineapple Co., Inc..............................  22,194        265,662
    Newmark Group, Inc., Class A................................ 346,902      2,955,605
*   Rafael Holdings, Inc., Class B..............................  23,666        383,389
#   RE/MAX Holdings, Inc., Class A..............................  48,302      2,092,926
#   Realogy Holdings Corp....................................... 270,098      3,516,676
    RMR Group, Inc. (The), Class A..............................  30,918      1,788,297
#*  St Joe Co. (The)............................................ 136,502      2,325,994
#*  Stratus Properties, Inc.....................................  14,910        399,290
*   Tejon Ranch Co..............................................  55,273        953,459
#*  Trinity Place Holdings, Inc.................................  53,127        208,258
                                                                         --------------
TOTAL REAL ESTATE...............................................             80,295,080
                                                                         --------------
UTILITIES -- (2.7%)
    AES Corp.................................................... 980,616     16,788,146
    ALLETE, Inc.................................................  85,043      6,926,752
    Alliant Energy Corp......................................... 177,982      8,406,090
    Ameren Corp................................................. 179,701     13,076,842
    American Electric Power Co., Inc............................ 250,817     21,457,394
#   American States Water Co....................................  62,676      4,460,651
    American Water Works Co., Inc............................... 132,773     14,364,711
#   Aqua America, Inc........................................... 314,852     12,298,119
    Artesian Resources Corp., Class A...........................  12,735        462,026
#   Atlantica Yield P.L.C....................................... 176,611      3,618,759
    Atmos Energy Corp........................................... 109,396     11,195,587
#   Avangrid, Inc...............................................  75,686      3,875,880
    Avista Corp................................................. 102,979      4,442,514
#   Black Hills Corp............................................  97,309      7,080,203
#   California Water Service Group..............................  85,065      4,286,425
    CenterPoint Energy, Inc..................................... 368,161     11,412,991
    Chesapeake Utilities Corp...................................  29,328      2,716,946

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
UTILITIES -- (Continued)
#   Clearway Energy, Inc., Class A..............................  60,894 $   935,941
#   Clearway Energy, Inc., Class C.............................. 120,901   1,918,699
    CMS Energy Corp............................................. 208,173  11,564,010
    Connecticut Water Service, Inc..............................  20,571   1,410,553
    Consolidated Edison, Inc.................................... 235,848  20,320,664
    Consolidated Water Co., Ltd.................................  26,390     334,097
    Dominion Energy, Inc........................................ 405,674  31,589,834
    DTE Energy Co............................................... 133,635  16,799,256
    Duke Energy Corp............................................ 372,981  33,986,029
    Edison International........................................ 235,986  15,048,827
    El Paso Electric Co.........................................  71,913   4,394,603
    Entergy Corp................................................ 137,734  13,346,425
    Evergy, Inc................................................. 314,786  18,200,926
    Eversource Energy........................................... 232,840  16,685,314
    Exelon Corp................................................. 497,964  25,371,266
#   FirstEnergy Corp............................................ 383,537  16,120,060
#   Genie Energy, Ltd., Class B.................................  42,689     370,967
#   Hawaiian Electric Industries, Inc........................... 189,456   7,858,635
    IDACORP, Inc................................................  88,451   8,758,418
    MDU Resources Group, Inc.................................... 343,412   8,980,224
    MGE Energy, Inc.............................................  62,564   4,241,214
    Middlesex Water Co..........................................  31,992   1,855,216
#   National Fuel Gas Co........................................ 150,700   8,922,947
    New Jersey Resources Corp................................... 156,029   7,813,932
    NextEra Energy, Inc......................................... 250,507  48,708,581
    NiSource, Inc............................................... 440,897  12,248,119
#   Northwest Natural Holding Co................................  51,081   3,416,808
    NorthWestern Corp...........................................  88,066   6,151,410
    NRG Energy, Inc............................................. 443,962  18,277,916
    OGE Energy Corp............................................. 304,237  12,881,395
    ONE Gas, Inc................................................  92,867   8,220,587
#   Ormat Technologies, Inc.....................................  94,994   5,543,850
    Otter Tail Corp.............................................  71,955   3,691,291
#   Pattern Energy Group, Inc., Class A......................... 176,106   4,071,571
*   PG&E Corp................................................... 336,853   7,585,930
    Pinnacle West Capital Corp.................................. 152,674  14,545,252
    PNM Resources, Inc.......................................... 140,201   6,510,934
    Portland General Electric Co................................ 155,113   8,113,961
#   PPL Corp.................................................... 529,112  16,513,586
    Public Service Enterprise Group, Inc........................ 329,149  19,633,738
*   Pure Cycle Corp.............................................  35,231     354,072
    RGC Resources, Inc..........................................  10,999     304,672
#   Sempra Energy............................................... 138,459  17,715,829
    SJW Group...................................................  51,485   3,195,159
#   South Jersey Industries, Inc................................ 153,319   4,924,606
    Southern Co. (The).......................................... 522,350  27,799,467
    Southwest Gas Holdings, Inc.................................  82,487   6,862,094
#   Spark Energy, Inc., Class A.................................  18,700     176,902
    Spire, Inc..................................................  84,249   7,092,923
    UGI Corp.................................................... 244,796  13,343,830
    Unitil Corp.................................................  29,333   1,669,341
    Vistra Energy Corp.......................................... 410,756  11,193,101
    WEC Energy Group, Inc....................................... 231,719  18,173,721
    Xcel Energy, Inc............................................ 337,817  19,086,660

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                     SHARES        VALUE+
                                                                   ----------- ---------------
UTILITIES -- (Continued)
      York Water Co. (The)........................................      20,352 $       692,579
                                                                               ---------------
TOTAL UTILITIES...................................................                 752,397,978
                                                                               ---------------
TOTAL COMMON STOCKS...............................................              25,934,748,028
                                                                               ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc............................................      16,198         400,881
                                                                               ---------------
TOTAL INVESTMENT SECURITIES.......................................              25,935,148,909
                                                                               ---------------

                                                                                   VALUE
                                                                               ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 231,478,329     231,478,329
                                                                               ---------------
SECURITIES LENDING COLLATERAL -- (5.9%)
@(S)  The DFA Short Term Investment Fund.......................... 141,548,860   1,637,861,856
                                                                               ---------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $18,587,927,834).........................................             $27,804,489,094
                                                                               ===============

As of April 30, 2019, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                          UNREALIZED
                                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 (R) Emini Index.................   1,493    06/21/19  $207,074,757 $220,105,525  $13,030,768
                                                              ------------ ------------  -----------
TOTAL FUTURES CONTRACTS.................                      $207,074,757 $220,105,525  $13,030,768
                                                              ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                 LEVEL 1     LEVEL 2 LEVEL 3     TOTAL
                                              -------------- ------- ------- --------------
Common Stocks
   Communication Services.................... $2,034,571,898     --    --    $2,034,571,898
   Consumer Discretionary....................  3,403,744,186 $1,575    --     3,403,745,761
   Consumer Staples..........................  1,589,354,913     --    --     1,589,354,913
   Energy....................................  1,393,332,799     --    --     1,393,332,799
   Financials................................  3,870,075,471  6,999    --     3,870,082,470
   Health Care...............................  2,932,381,347     --    --     2,932,381,347
   Industrials...............................  3,441,351,537     --    --     3,441,351,537
   Information Technology....................  5,377,760,319     --    --     5,377,760,319
   Materials.................................  1,059,473,926     --    --     1,059,473,926
   Real Estate...............................     80,295,080     --    --        80,295,080
   Utilities.................................    752,397,978     --    --       752,397,978
Preferred Stocks
   Communication Services....................        400,881     --    --           400,881
Temporary Cash Investments...................    231,478,329     --    --       231,478,329

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Securities Lending Collateral................              -- $1,637,861,856   --    $ 1,637,861,856
Futures Contracts**.......................... $    13,030,768             --   --         13,030,768
                                              --------------- --------------   --    ---------------
TOTAL........................................ $26,179,649,432 $1,637,870,430   --    $27,817,519,862
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMON STOCKS -- (92.6%)
COMMUNICATION SERVICES -- (7.3%)
    A.H. Belo Corp., Class A....................................    49,061 $    177,110
    Activision Blizzard, Inc....................................   304,868   14,697,686
*   Alaska Communications Systems Group, Inc....................    99,183      172,578
*   Alphabet, Inc., Class A.....................................    96,783  116,038,946
*   Alphabet, Inc., Class C.....................................   102,183  121,442,452
#   Altice USA, Inc., Class A...................................   784,419   18,480,912
#   AMC Entertainment Holdings, Inc., Class A...................   173,604    2,631,837
#*  AMC Networks, Inc., Class A.................................   120,164    7,018,779
#*  ANGI Homeservices, Inc., Class A............................    48,151      836,864
    AT&T, Inc................................................... 7,446,283  230,536,922
#   ATN International, Inc......................................    54,372    3,319,411
#*  AutoWeb, Inc................................................    29,885      101,609
*   Ballantyne Strong, Inc......................................    31,283       61,940
    Beasley Broadcast Group, Inc., Class A......................    27,174       99,729
#*  Boingo Wireless, Inc........................................   158,259    3,598,810
#*  Boston Omaha Corp., Class A.................................       923       21,737
    Cable One, Inc..............................................    13,616   14,440,176
*   Care.com, Inc...............................................    83,395    1,396,866
#*  Cargurus, Inc...............................................     9,441      384,626
#*  Cars.com, Inc...............................................   245,742    5,113,891
    CbdMD, Inc..................................................    10,751       65,366
#   CBS Corp., Class A..........................................    14,126      725,794
    CBS Corp., Class B..........................................   420,716   21,570,109
#*  Central European Media Enterprises, Ltd., Class A...........    18,678       73,965
    CenturyLink, Inc............................................ 1,786,631   20,403,326
*   Charter Communications, Inc., Class A.......................   212,965   79,050,478
#   Chicken Soup For The Soul Entertainment, Inc................     2,077       20,355
#*  Cincinnati Bell, Inc........................................   114,469    1,018,774
#   Cinemark Holdings, Inc......................................   414,604   17,434,098
*   Clear Channel Outdoor Holdings, Inc., Class A...............    55,873      273,219
    Cogent Communications Holdings, Inc.........................   113,226    6,253,472
    Comcast Corp., Class A...................................... 5,191,520  225,986,866
#*  comScore, Inc...............................................   152,655    1,915,820
#   Consolidated Communications Holdings, Inc...................   311,170    1,605,637
*   Cumulus Media, Inc., Class A................................     9,637      174,622
#*  Daily Journal Corp..........................................       426       94,998
*   DHI Group, Inc.............................................. 1,026,390    3,130,489
#*  Discovery, Inc., Class A....................................   246,474    7,616,047
*   Discovery, Inc., Class B....................................     1,502       55,919
*   Discovery, Inc., Class C....................................   354,722   10,201,805
*   DISH Network Corp., Class A.................................   335,962   11,798,985
*   Electronic Arts, Inc........................................   131,534   12,449,693
    Emerald Expositions Events, Inc.............................    97,186    1,365,463
*   Emmis Communications Corp., Class A.........................    23,010       82,376
#   Entercom Communications Corp., Class A......................   456,737    3,142,351
    Entravision Communications Corp., Class A...................   227,920      654,130
#*  Eros International P.L.C....................................     5,500       47,740
    EW Scripps Co. (The), Class A...............................   175,063    3,989,686
*   Facebook, Inc., Class A.....................................   937,110  181,237,074
*   Fox Corp., Class A..........................................   255,737    9,971,186
*   Fox Corp., Class B..........................................   131,027    5,044,539
#*  Frontier Communications Corp................................    88,246      251,501
#   Gannett Co., Inc............................................   387,462    3,615,020
#*  GCI Liberty, Inc., Class A..................................   243,677   14,528,023

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMUNICATION SERVICES -- (Continued)
*   Glu Mobile, Inc............................................. 279,625 $ 3,059,097
*   Gray Television, Inc........................................ 309,857   7,259,949
*   Gray Television, Inc., Class A..............................   3,160      70,152
*   Harte-Hanks, Inc............................................  15,876      53,661
*   Hemisphere Media Group, Inc.................................  52,275     763,738
*   IAC/InterActiveCorp......................................... 135,742  30,520,231
    IDT Corp., Class B.......................................... 256,782   1,828,288
#*  IMAX Corp................................................... 172,446   4,204,233
#*  Intelsat SA................................................. 225,126   4,556,550
    Interpublic Group of Cos., Inc. (The)....................... 773,956  17,800,988
#*  Iridium Communications, Inc................................. 314,193   8,627,740
    John Wiley & Sons, Inc., Class A............................ 145,509   6,719,606
    John Wiley & Sons, Inc., Class B............................   7,502     345,392
*   Lee Enterprises, Inc........................................  46,810     131,068
*   Liberty Broadband Corp......................................   1,306     129,229
#*  Liberty Broadband Corp., Class A............................  42,890   4,219,947
*   Liberty Broadband Corp., Class C............................ 162,660  16,056,169
*   Liberty Latin America, Ltd., Class A........................   5,560     116,371
*   Liberty Latin America, Ltd., Class C........................  21,159     440,954
#*  Liberty Media Corp.-Liberty Braves, Class A.................  17,792     504,581
*   Liberty Media Corp.-Liberty Braves, Class B.................     522      16,602
#*  Liberty Media Corp.-Liberty Braves, Class C.................  39,479   1,111,334
#*  Liberty Media Corp.-Liberty Formula One, Class A............  46,668   1,762,184
*   Liberty Media Corp.-Liberty Formula One, Class C............ 290,871  11,288,703
*   Liberty Media Corp.-Liberty SiriusXM, Class A............... 109,770   4,384,214
*   Liberty Media Corp.-Liberty SiriusXM, Class B...............   5,224     212,486
*   Liberty Media Corp.-Liberty SiriusXM, Class C............... 228,036   9,157,926
*   Liberty TripAdvisor Holdings, Inc., Class A................. 500,395   7,375,822
*   Liberty TripAdvisor Holdings, Inc., Class B.................   1,138      17,104
#   Lions Gate Entertainment Corp., Class A..................... 154,446   2,253,367
    Lions Gate Entertainment Corp., Class B..................... 208,521   2,835,886
#*  Live Nation Entertainment, Inc.............................. 355,758  23,245,228
*   Loral Space & Communications, Inc...........................   8,263     304,244
*   Madison Square Garden Co. (The), Class A....................  44,054  13,764,232
*   Marchex, Inc., Class B...................................... 166,665     794,992
    Marcus Corp. (The)..........................................  75,983   2,858,480
#   Match Group, Inc............................................  82,948   5,010,059
#*  McClatchy Co. (The), Class A................................  11,992      37,441
#*  Meet Group, Inc. (The)...................................... 230,314   1,280,546
#   Meredith Corp............................................... 109,636   6,468,524
#*  MSG Networks, Inc., Class A................................. 164,638   3,791,613
    National CineMedia, Inc..................................... 161,502   1,127,284
*   Netflix, Inc................................................  58,555  21,696,970
#   New Media Investment Group, Inc............................. 197,840   2,114,910
#   New York Times Co. (The), Class A........................... 386,291  12,805,547
    News Corp., Class A......................................... 672,367   8,350,798
    News Corp., Class B......................................... 259,847   3,245,489
    Nexstar Media Group, Inc., Class A.......................... 179,834  21,049,570
#   Omnicom Group, Inc.......................................... 267,839  21,435,155
#*  ORBCOMM, Inc................................................ 204,129   1,477,894
#*  Pareteum Corp...............................................  13,924      63,493
*   pdvWireless, Inc............................................  30,057   1,196,269
#*  QuinStreet, Inc............................................. 128,914   1,839,603
*   Reading International, Inc., Class A........................  53,169     811,359
#*  Reading International, Inc., Class B........................     300       7,575
*   Rosetta Stone, Inc..........................................  37,189     937,907
    Saga Communications, Inc., Class A..........................   5,094     163,416
    Salem Media Group, Inc...................................... 182,761     378,315
    Scholastic Corp.............................................  72,305   2,883,523

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
COMMUNICATION SERVICES -- (Continued)
    Shenandoah Telecommunications Co............................   214,633 $    8,870,782
#   Sinclair Broadcast Group, Inc., Class A.....................   266,164     12,187,650
#   Sirius XM Holdings, Inc.....................................   789,504      4,587,018
#*  Snap, Inc., Class A.........................................   477,654      5,321,066
#*  Social Reality, Inc.........................................     3,513         17,038
    Spok Holdings, Inc..........................................    72,102        998,613
#*  Sprint Corp................................................. 1,026,056      5,725,392
*   Take-Two Interactive Software, Inc..........................   136,087     13,177,304
#*  TechTarget, Inc.............................................    66,703      1,113,273
    TEGNA, Inc..................................................   730,163     11,624,195
    Telephone & Data Systems, Inc...............................   359,141     11,449,415
*   T-Mobile US, Inc............................................   340,892     24,881,707
    Townsquare Media, Inc., Class A.............................    44,674        252,408
#*  Travelzoo...................................................    67,893      1,192,880
    Tribune Media Co., Class A..................................    10,447        482,651
*   Tribune Publishing Co.......................................    94,606      1,017,961
#*  TripAdvisor, Inc............................................   158,939      8,460,323
#*  TrueCar Inc.................................................   224,018      1,442,676
*   Twitter, Inc................................................   524,182     20,920,104
#*  United States Cellular Corp.................................    58,697      2,823,326
#*  Urban One, Inc..............................................   174,284        334,625
    Verizon Communications, Inc................................. 3,707,953    212,057,832
#   Viacom, Inc., Class A.......................................     8,444        292,585
    Viacom, Inc., Class B.......................................   593,809     17,167,018
*   Vonage Holdings Corp........................................   671,366      6,525,677
    Walt Disney Co. (The)....................................... 1,676,944    229,691,020
#   World Wrestling Entertainment, Inc., Class A................    79,408      6,658,361
#*  Yelp, Inc...................................................    98,447      3,943,787
#*  Zayo Group Holdings, Inc....................................   386,175     12,083,416
*   Zedge, Inc., Class B........................................    24,094         50,236
#*  Zillow Group, Inc., Class A.................................    92,261      3,063,988
#*  Zillow Group, Inc., Class C.................................   126,091      4,211,439
*   Zynga, Inc., Class A........................................ 1,698,577      9,613,946
                                                                           --------------
TOTAL COMMUNICATION SERVICES....................................            2,135,625,527
                                                                           --------------
CONSUMER DISCRETIONARY -- (11.5%)
*   1-800-Flowers.com, Inc., Class A............................   116,597      2,482,350
    Aaron's, Inc................................................   205,777     11,459,721
#   Abercrombie & Fitch Co., Class A............................   322,534      9,640,541
#   Acushnet Holdings Corp......................................   204,794      5,162,857
#   Adient P.L.C................................................   156,028      3,604,247
#*  Adtalem Global Education, Inc...............................   207,312     10,224,628
    Advance Auto Parts, Inc.....................................    84,420     14,040,734
*   Amazon.com, Inc.............................................   222,113    427,905,137
    AMCON Distributing Co.......................................     1,168        109,985
#*  American Axle & Manufacturing Holdings, Inc.................   380,953      5,619,057
#   American Eagle Outfitters, Inc..............................   708,266     16,842,565
#*  American Outdoor Brands Corp................................   206,427      2,033,306
*   American Public Education, Inc..............................    52,951      1,694,432
*   America's Car-Mart, Inc.....................................    29,005      2,872,945
    Aptiv P.L.C.................................................   381,701     32,711,776
    Aramark.....................................................   575,236     17,878,335
    Ark Restaurants Corp........................................     7,366        146,915
#*  Asbury Automotive Group, Inc................................   104,707      8,395,407
#*  Ascena Retail Group, Inc....................................   656,620        781,378
#*  Ascent Capital Group, Inc., Class A.........................    34,102         23,871
#*  Aspen Group, Inc............................................    28,483        129,882
#*  At Home Group, Inc..........................................   170,838      4,012,985
#   Autoliv, Inc................................................   200,725     15,754,905

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  AutoNation, Inc............................................. 297,776 $12,485,748
*   AutoZone, Inc...............................................  10,773  11,077,984
*   Barnes & Noble Education, Inc............................... 161,574     694,768
#   Barnes & Noble, Inc......................................... 249,766   1,256,323
    Bassett Furniture Industries, Inc...........................  18,048     320,532
    BBX Capital Corp............................................  82,044     454,524
*   Beazer Homes USA, Inc....................................... 107,973   1,434,961
#   Bed Bath & Beyond, Inc...................................... 454,930   7,601,880
    Best Buy Co., Inc........................................... 589,142  43,838,056
#   Big 5 Sporting Goods Corp................................... 399,718   1,051,258
#   Big Lots, Inc............................................... 202,422   7,522,002
#*  Biglari Holdings, Inc., Class A.............................     526     387,662
*   Biglari Holdings, Inc., Class B.............................   2,964     412,974
#   BJ's Restaurants, Inc.......................................  85,019   4,243,298
    Bloomin' Brands, Inc........................................ 413,253   8,260,927
*   Booking Holdings, Inc.......................................  29,379  54,497,751
#*  Boot Barn Holdings, Inc.....................................  94,067   2,708,189
    BorgWarner, Inc............................................. 485,573  20,282,384
    Bowl America, Inc., Class A.................................   3,937      59,877
#   Boyd Gaming Corp............................................  77,977   2,244,178
*   Bright Horizons Family Solutions, Inc....................... 102,325  13,112,949
#   Brinker International, Inc..................................  85,112   3,640,240
    Brunswick Corp.............................................. 269,306  13,791,160
#   Buckle, Inc. (The)..........................................  38,775     716,562
#*  Build-A-Bear Workshop, Inc..................................  67,264     376,678
#*  Burlington Stores, Inc......................................  69,702  11,773,365
#*  Caesars Entertainment Corp.................................. 834,373   7,809,731
    Caleres, Inc................................................ 147,819   3,877,292
    Callaway Golf Co............................................ 279,733   4,912,111
#   Camping World Holdings, Inc., Class A.......................   5,293      78,972
    Capri Holdings, Ltd......................................... 384,277  16,938,930
*   Career Education Corp....................................... 254,762   4,623,930
#*  CarMax, Inc................................................. 343,755  26,764,764
    Carnival Corp............................................... 256,403  14,066,269
    Carriage Services, Inc......................................  60,847   1,067,865
#*  Carrols Restaurant Group, Inc............................... 151,163   1,482,909
#   Carter's, Inc............................................... 121,161  12,832,162
#*  Carvana Co..................................................   8,296     593,662
#   Cato Corp. (The), Class A...................................  74,627   1,131,345
*   Cavco Industries, Inc.......................................  24,235   3,023,801
#*  Centric Brands, Inc.........................................  29,952     103,035
*   Century Casinos, Inc........................................   2,000      18,200
#*  Century Communities, Inc.................................... 103,761   2,638,642
#   Cheesecake Factory, Inc. (The).............................. 180,742   8,968,418
#*  Chegg, Inc..................................................  14,382     512,718
#   Chico's FAS, Inc............................................ 864,124   3,024,434
#   Children's Place, Inc. (The)................................  87,676   9,891,606
#*  Chipotle Mexican Grill, Inc.................................  19,141  13,169,774
#   Choice Hotels International, Inc............................  69,715   5,789,134
    Churchill Downs, Inc........................................  18,204   1,835,873
*   Chuy's Holdings, Inc........................................  58,889   1,171,302
    Citi Trends, Inc............................................  47,540     879,965
#   Clarus Corp.................................................  93,318   1,252,328
    Collectors Universe, Inc....................................   8,599     149,537
    Columbia Sportswear Co...................................... 152,949  15,290,312
#*  Conn's, Inc................................................. 105,962   2,741,237
#*  Container Store Group, Inc. (The)...........................  62,496     539,965
#   Cooper Tire & Rubber Co..................................... 488,355  14,582,280
*   Cooper-Standard Holdings, Inc...............................  68,894   3,490,859

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Core-Mark Holding Co., Inc..................................   123,318 $ 4,482,609
#   Cracker Barrel Old Country Store, Inc.......................    73,612  12,421,289
*   Crocs, Inc..................................................   199,042   5,543,320
    Crown Crafts, Inc...........................................    22,116     115,003
    CSS Industries, Inc.........................................     8,600      60,286
    Culp, Inc...................................................    43,461     891,820
    Dana, Inc...................................................   602,666  11,751,987
    Darden Restaurants, Inc.....................................   165,526  19,465,858
#   Dave & Buster's Entertainment, Inc..........................   168,132   9,556,623
*   DavidsTea, Inc..............................................     1,035       1,449
*   Deckers Outdoor Corp........................................   105,671  16,718,209
#*  Del Frisco's Restaurant Group, Inc..........................   104,961     703,239
#*  Del Taco Restaurants, Inc...................................   111,950   1,125,098
    Delphi Technologies P.L.C...................................   145,180   3,212,833
*   Delta Apparel, Inc..........................................    15,491     372,868
*   Denny's Corp................................................   151,857   2,827,577
#   Designer Brands, Inc........................................   253,672   5,644,202
#*  Destination Maternity Corp..................................    25,941      59,145
#*  Destination XL Group, Inc...................................   166,505     351,326
#   Dick's Sporting Goods, Inc..................................   262,198   9,701,326
#   Dillard's, Inc., Class A....................................   117,391   8,035,414
#   Dine Brands Global, Inc.....................................    65,801   5,833,917
*   Dixie Group, Inc. (The).....................................   349,189     279,770
*   Dogness International Corp., Class A........................    28,927      99,798
    Dollar General Corp.........................................   322,019  40,603,376
*   Dollar Tree, Inc............................................   305,601  34,007,279
#   Domino's Pizza, Inc.........................................    40,454  10,946,043
#*  Dorman Products, Inc........................................   118,767  10,412,303
    Dover Motorsports, Inc......................................    18,678      40,344
    DR Horton, Inc..............................................   514,908  22,815,573
#*  Drive Shack, Inc............................................   125,901     647,131
#*  Duluth Holdings, Inc., Class B..............................     3,601      57,328
    Dunkin' Brands Group, Inc...................................   144,073  10,752,168
    eBay, Inc...................................................   865,463  33,536,691
    Educational Development Corp................................     7,618      68,562
#*  El Pollo Loco Holdings, Inc.................................   126,390   1,615,264
#*  Eldorado Resorts, Inc.......................................    63,704   3,145,066
*   Emerson Radio Corp..........................................    26,350      32,513
    Escalade, Inc...............................................    40,584     488,631
    Ethan Allen Interiors, Inc..................................    87,430   1,932,203
*   Etsy, Inc...................................................    26,637   1,799,063
    Expedia Group, Inc..........................................   161,372  20,952,540
#*  Express, Inc................................................   743,881   2,737,482
    Extended Stay America, Inc..................................   588,162  10,533,981
#*  Famous Dave's of America, Inc...............................    13,253      68,385
#*  Fiesta Restaurant Group, Inc................................    72,113     912,951
#*  Five Below, Inc.............................................   110,262  16,141,254
#   Flanigan's Enterprises, Inc.................................     2,891      72,087
    Flexsteel Industries, Inc...................................    10,771     233,300
#*  Floor & Decor Holdings, Inc., Class A.......................   142,177   6,827,340
    Foot Locker, Inc............................................   341,392  19,531,036
    Ford Motor Co............................................... 4,314,222  45,083,620
#*  Fossil Group, Inc...........................................   164,061   2,144,277
#*  Fox Factory Holding Corp....................................   130,993  10,165,057
#*  Francesca's Holdings Corp...................................   164,959     114,102
#*  Fred's, Inc., Class A.......................................   124,227     181,371
*   frontdoor, Inc..............................................   133,045   4,688,506
#*  FTD Cos., Inc...............................................    60,874      43,683
*   Full House Resorts, Inc.....................................    23,954      59,166

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Funko, Inc., Class A........................................     2,300 $     45,609
#*  Gaia, Inc...................................................    23,801      251,815
#   GameStop Corp., Class A..................................... 1,476,192   12,769,061
#   Gap, Inc. (The).............................................   785,913   20,496,611
    Garmin, Ltd.................................................   157,195   13,477,899
#*  Garrett Motion, Inc.........................................    38,494      723,687
    General Motors Co........................................... 1,628,062   63,413,015
#*  Genesco, Inc................................................    69,552    3,116,625
    Gentex Corp.................................................   848,664   19,544,732
*   Gentherm, Inc...............................................   126,604    5,362,945
    Genuine Parts Co............................................   278,239   28,530,627
#*  G-III Apparel Group, Ltd....................................   170,255    7,346,503
#*  Good Times Restaurants, Inc.................................    14,300       32,032
    Goodyear Tire & Rubber Co. (The)............................   659,298   12,665,115
#*  GoPro, Inc., Class A........................................   175,969    1,039,977
    Graham Holdings Co., Class B................................    12,018    8,934,542
*   Grand Canyon Education, Inc.................................   168,295   19,503,708
*   Green Brick Partners, Inc...................................    15,871      141,887
#   Group 1 Automotive, Inc.....................................    66,734    5,225,940
*   Groupon, Inc................................................ 1,232,019    4,336,707
#*  GrubHub, Inc................................................   104,596    6,985,967
#   Guess?, Inc.................................................   282,107    5,746,520
#   H&R Block, Inc..............................................   326,132    8,874,052
#*  Habit Restaurants, Inc. (The), Class A......................    53,580      571,163
    Hamilton Beach Brands Holding Co., Class A..................    32,542      589,010
#   Hanesbrands, Inc............................................   548,803    9,916,870
#   Harley-Davidson, Inc........................................   485,837   18,087,712
    Hasbro, Inc.................................................   102,358   10,426,186
#   Haverty Furniture Cos., Inc.................................    65,791    1,567,142
    Haverty Furniture Cos., Inc., Class A.......................     2,523       60,022
#*  Helen of Troy, Ltd..........................................    73,249   10,547,856
#*  Hibbett Sports, Inc.........................................   247,261    5,118,303
*   Hilton Grand Vacations, Inc.................................   177,969    5,702,127
    Hilton Worldwide Holdings, Inc..............................   300,917   26,176,770
    Home Depot, Inc. (The)......................................   617,705  125,826,508
    Hooker Furniture Corp.......................................    36,936    1,101,062
#*  Horizon Global Corp.........................................    56,437      156,895
*   Houghton Mifflin Harcourt Co................................   385,477    2,748,451
*   Hudson, Ltd., Class A.......................................    37,085      568,884
    Hyatt Hotels Corp., Class A.................................    76,915    5,901,688
#*  Installed Building Products, Inc............................    85,113    4,087,977
#   International Game Technology P.L.C.........................   131,549    1,924,562
#*  iRobot Corp.................................................    70,150    7,263,331
*   J Alexander's Holdings, Inc.................................    39,480      433,885
#   J. Jill, Inc................................................   112,167      629,257
#   Jack in the Box, Inc........................................    60,844    4,691,072
#*  JAKKS Pacific, Inc..........................................   386,834      417,781
#*  JC Penney Co., Inc.......................................... 1,451,035    1,987,918
    Johnson Outdoors, Inc., Class A.............................    29,907    2,292,970
*   K12, Inc....................................................   173,542    5,227,085
    KB Home.....................................................   157,600    4,083,416
#*  Kirkland's, Inc.............................................   106,640      627,043
#   Kohl's Corp.................................................   418,240   29,736,864
*   Koss Corp...................................................     4,495        9,305
#   L Brands, Inc...............................................   288,306    7,392,166
*   Lakeland Industries, Inc....................................    21,151      268,406
#*  Lands' End, Inc.............................................    81,544    1,427,835
    Las Vegas Sands Corp........................................   238,568   15,995,984
*   Laureate Education, Inc., Class A...........................     6,614      104,104

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE+
                                                                  --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*>>  Lazare Kaplan International Inc.............................     3,667 $       516
     La-Z-Boy, Inc...............................................   158,712   5,205,754
#*   Lazydays Holdings, Inc......................................    11,759      55,032
#    LCI Industries..............................................   104,215   9,155,288
*    Leaf Group, Ltd.............................................    64,844     544,041
     Lear Corp...................................................   154,791  22,135,113
#    Leggett & Platt, Inc........................................   310,557  12,223,524
     Lennar Corp., Class A.......................................   529,156  27,531,987
     Lennar Corp., Class B.......................................    41,469   1,730,087
#*   LGI Homes, Inc..............................................    69,680   4,829,521
#*   Libbey, Inc.................................................    98,478     246,195
*    Liberty Expedia Holdings, Inc., Class A.....................   118,872   5,518,038
     Liberty Tax, Inc............................................    13,925     125,325
     Lifetime Brands, Inc........................................    58,799     556,239
*    Lincoln Educational Services Corp...........................    56,293     171,131
#*   Lindblad Expeditions Holdings, Inc..........................    10,754     174,322
*    Liquidity Services, Inc.....................................    98,750     670,513
#    Lithia Motors, Inc., Class A................................    91,436  10,379,815
*    LKQ Corp....................................................   431,185  12,978,668
     Lowe's Cos., Inc............................................   396,647  44,876,642
#*   Luby's, Inc.................................................   657,623     953,553
*    Lululemon Athletica, Inc....................................    92,574  16,325,425
#*   Lumber Liquidators Holdings, Inc............................    95,682   1,264,916
*    M/I Homes, Inc..............................................    73,907   2,081,960
     Macy's, Inc.................................................   717,673  16,894,022
*    Malibu Boats, Inc., Class A.................................    84,934   3,534,953
#    Marine Products Corp........................................    27,683     419,951
#*   MarineMax, Inc..............................................    93,576   1,617,929
     Marriott International, Inc., Class A.......................   159,978  21,824,199
     Marriott Vacations Worldwide Corp...........................   153,041  16,165,721
*    MasterCraft Boat Holdings, Inc..............................    28,760     711,522
#*   Mattel, Inc.................................................   325,428   3,966,967
     McDonald's Corp.............................................   283,387  55,988,770
     MDC Holdings, Inc...........................................   214,331   6,549,955
>>   Media General, Inc. Contingent Value Rights.................    96,518       3,784
*    Meritage Homes Corp.........................................   131,485   6,725,458
     MGM Resorts International...................................   497,634  13,251,993
#*   Michaels Cos., Inc. (The)...................................   237,291   2,667,151
*    Modine Manufacturing Co.....................................   157,295   2,326,393
*    Mohawk Industries, Inc......................................   100,893  13,746,671
#*   Monarch Casino & Resort, Inc................................     6,743     287,859
#    Monro, Inc..................................................   112,938   9,467,593
#*   Motorcar Parts of America, Inc..............................    65,597   1,355,234
#    Movado Group, Inc...........................................    54,870   1,956,116
*    Murphy USA, Inc.............................................   169,326  14,472,293
     Nathan's Famous, Inc........................................     9,787     675,792
#*   National Vision Holdings, Inc...............................    33,885     914,895
*    Nautilus, Inc...............................................   107,416     574,676
*    Nevada Gold & Casinos, Inc..................................     1,100       2,717
#*   New Home Co., Inc. (The)....................................    55,518     255,938
#    Newell Brands, Inc..........................................   186,771   2,685,767
     NIKE, Inc., Class B.........................................   664,419  58,355,921
     Nobility Homes, Inc.........................................     2,557      58,491
#    Nordstrom, Inc..............................................   313,692  12,867,646
*    Norwegian Cruise Line Holdings, Ltd.........................   353,541  19,936,177
*    NVR, Inc....................................................     5,513  17,379,622
#    Office Depot, Inc........................................... 1,826,784   4,384,282
#*   Ollie's Bargain Outlet Holdings, Inc........................   118,573  11,340,322
*    O'Reilly Automotive, Inc....................................    61,168  23,156,370

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Overstock.com, Inc..........................................  61,365 $   808,791
#   Oxford Industries, Inc......................................  58,392   4,850,040
    P&F Industries, Inc., Class A...............................   2,869      23,655
#   Papa John's International, Inc..............................  72,472   3,707,668
#*  Papa Murphy's Holdings, Inc.................................   2,107      13,632
#*  Party City Holdco, Inc...................................... 212,342   1,422,691
    Peak Resorts, Inc...........................................  33,235     145,902
#*  Penn National Gaming, Inc................................... 167,303   3,625,456
#   Penske Automotive Group, Inc................................ 287,506  13,202,276
#   PetMed Express, Inc.........................................  39,873     871,225
#*  Pier 1 Imports, Inc......................................... 709,329     643,290
*   Planet Fitness, Inc., Class A............................... 192,198  14,549,389
*   Playa Hotels & Resorts NV...................................  54,473     435,784
*   PlayAGS, Inc................................................  14,334     345,736
#   Polaris Industries, Inc..................................... 155,049  14,946,724
#   Pool Corp...................................................  73,758  13,552,295
#*  Potbelly Corp...............................................  70,548     627,877
    PulteGroup, Inc............................................. 667,345  20,994,674
    PVH Corp.................................................... 132,719  17,119,424
*   QEP Co., Inc................................................     670      16,248
#*  Quotient Technology Inc..................................... 240,688   2,235,992
*   Qurate Retail Group, Inc. QVC Group, Class B................   1,143      19,237
*   Qurate Retail, Inc.......................................... 689,320  11,752,906
    Ralph Lauren Corp...........................................  67,278   8,852,439
    RCI Hospitality Holdings, Inc...............................  15,909     362,248
*   Red Lion Hotels Corp........................................  49,614     392,943
#*  Red Robin Gourmet Burgers, Inc.............................. 181,299   5,807,007
    Red Rock Resorts, Inc., Class A............................. 153,369   4,137,896
*   Regis Corp.................................................. 126,972   2,376,916
#*  Rent-A-Center, Inc.......................................... 103,534   2,581,103
#*  RH..........................................................  74,464   7,946,053
    Rocky Brands, Inc...........................................  11,845     302,166
#*  Roku, Inc...................................................   7,251     461,091
    Ross Stores, Inc............................................ 213,093  20,810,662
    Royal Caribbean Cruises, Ltd................................ 175,269  21,197,033
#   RTW RetailWinds, Inc........................................ 223,042     517,457
*   Rubicon Project, Inc. (The)................................. 147,629     943,349
    Ruth's Hospitality Group, Inc............................... 160,711   4,175,272
#*  Sally Beauty Holdings, Inc.................................. 280,307   4,961,434
#*  Scientific Games Corp., Class A............................. 118,596   2,743,125
#*  Sears Hometown and Outlet Stores, Inc.......................  17,452      39,092
#*  SeaWorld Entertainment, Inc................................. 304,333   8,101,344
#*  Sequential Brands Group, Inc................................  27,942      25,975
    Service Corp. International................................. 493,717  20,543,564
#*  ServiceMaster Global Holdings, Inc.......................... 266,091  13,046,442
#*  Shake Shack, Inc., Class A..................................  44,856   2,749,673
*   Shiloh Industries, Inc...................................... 146,965     840,640
#   Shoe Carnival, Inc..........................................  42,020   1,498,433
*   Shutterfly, Inc............................................. 109,815   4,813,191
#   Shutterstock, Inc...........................................  75,462   3,052,438
#   Signet Jewelers, Ltd........................................ 207,592   4,811,983
#   Six Flags Entertainment Corp................................ 121,738   6,463,070
*   Skechers U.S.A., Inc., Class A.............................. 399,012  12,632,720
#   Skyline Champion Corp....................................... 191,220   4,036,654
#*  Sleep Number Corp........................................... 173,427   6,035,260
#   Sonic Automotive, Inc., Class A............................. 269,669   5,455,404
#*  Sotheby's................................................... 145,988   6,157,774
    Speedway Motorsports, Inc................................... 119,188   2,187,100
#*  Sportsman's Warehouse Holdings, Inc......................... 122,329     545,587

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Stage Stores, Inc........................................... 571,405 $   594,261
#*  Stamps.com, Inc.............................................  36,361   3,119,774
    Standard Motor Products, Inc................................  80,378   4,016,489
    Starbucks Corp.............................................. 654,620  50,850,882
#*  Stein Mart, Inc............................................. 112,747     104,099
    Steven Madden, Ltd.......................................... 288,859  10,500,025
*   Stoneridge, Inc............................................. 107,534   3,379,794
    Strategic Education, Inc....................................  93,101  13,346,028
    Strattec Security Corp......................................   8,355     253,073
    Superior Group of Cos, Inc..................................  45,841     767,378
#   Superior Industries International, Inc...................... 222,196   1,099,870
*   Sypris Solutions, Inc.......................................  26,299      26,299
#   Tailored Brands, Inc........................................ 111,513     908,831
*   Tandy Leather Factory, Inc..................................  25,740     152,381
    Tapestry, Inc............................................... 469,310  15,144,634
    Target Corp................................................. 551,687  42,711,608
*   Taylor Morrison Home Corp., Class A......................... 328,177   6,353,507
#*  Tempur Sealy International, Inc............................. 131,892   8,098,169
    Tenneco, Inc., Class A...................................... 176,952   3,878,788
#*  Tesla, Inc..................................................  11,190   2,670,941
    Texas Roadhouse, Inc........................................ 180,904   9,770,625
#   Thor Industries, Inc........................................ 220,321  14,512,544
#   Tiffany & Co................................................ 183,552  19,790,577
    Tile Shop Holdings, Inc..................................... 171,286     832,450
    Tilly's, Inc., Class A......................................  68,691     807,806
    TJX Cos., Inc. (The)........................................ 612,006  33,586,889
    Toll Brothers, Inc.......................................... 340,958  12,990,500
*   TopBuild Corp............................................... 118,884   8,468,107
    Tower International, Inc....................................  91,908   2,145,133
*   Town Sports International Holdings, Inc.....................  31,508     114,374
    Tractor Supply Co........................................... 191,144  19,783,404
*   Trans World Entertainment Corp.............................. 849,953     306,068
#*  TravelCenters of America LLC................................  87,275     349,973
#*  TRI Pointe Group, Inc....................................... 569,348   7,429,991
#*  Tuesday Morning Corp........................................ 161,010     362,273
    Tupperware Brands Corp......................................  99,109   2,358,794
#*  Turtle Beach Corp...........................................  10,213     104,581
#*  Twin River Worldwide Holding, Inc...........................     683      22,061
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  58,881  20,548,291
#*  Under Armour, Inc., Class A................................. 239,786   5,536,659
#*  Under Armour, Inc., Class C................................. 268,468   5,562,657
*   Unifi, Inc..................................................  70,488   1,423,858
    Unique Fabricating, Inc.....................................  17,320      58,943
*   Universal Electronics, Inc..................................  44,224   1,682,723
*   Universal Technical Institute, Inc..........................  61,591     208,793
#*  Urban Outfitters, Inc....................................... 394,065  11,715,552
#*  US Auto Parts Network, Inc.................................. 189,558     189,558
    Vail Resorts, Inc...........................................  56,766  12,990,899
#*  Veoneer, Inc................................................ 101,973   2,250,544
*   Vera Bradley, Inc........................................... 130,433   1,601,717
    VF Corp..................................................... 174,229  16,448,960
#*  Vince Holding Corp..........................................   3,562      48,087
*   Vista Outdoor, Inc.......................................... 194,431   1,677,940
#*  Visteon Corp................................................ 111,275   7,346,375
#*  Vitamin Shoppe, Inc......................................... 256,448   1,610,493
*   VOXX International Corp.....................................  97,553     425,331
#*  Wayfair, Inc., Class A......................................  42,533   6,896,726
#*  Weight Watchers International, Inc..........................  81,185   1,657,798
#   Wendy's Co. (The)........................................... 860,065  16,005,810

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Weyco Group, Inc............................................    26,394 $      905,578
#   Whirlpool Corp..............................................   142,228     19,744,091
#*  William Lyon Homes, Class A.................................    96,925      1,634,156
#   Williams-Sonoma, Inc........................................   362,038     20,697,712
#   Wingstop, Inc...............................................    78,649      5,919,910
    Winmark Corp................................................     7,748      1,429,893
#   Winnebago Industries, Inc...................................   106,571      3,769,416
    Wolverine World Wide, Inc...................................   260,741      9,597,876
    Wyndham Destinations, Inc...................................   144,276      6,284,663
    Wyndham Hotels & Resorts, Inc...............................   224,419     12,504,627
#   Wynn Resorts, Ltd...........................................    95,342     13,772,152
    Yum! Brands, Inc............................................    93,374      9,747,312
#*  ZAGG, Inc...................................................    95,312        785,371
#   Zovio, Inc..................................................   116,596        701,908
#*  Zumiez, Inc.................................................    83,902      2,234,310
                                                                           --------------
TOTAL CONSUMER DISCRETIONARY....................................            3,369,007,254
                                                                           --------------
CONSUMER STAPLES -- (5.4%)
    Alico, Inc..................................................    24,578        682,777
    Altria Group, Inc........................................... 1,147,485     62,342,860
    Andersons, Inc. (The).......................................   147,777      4,832,308
    Archer-Daniels-Midland Co...................................   603,011     26,894,291
*   Avon Products, Inc..........................................   752,746      2,393,732
#   B&G Foods, Inc..............................................   254,798      6,624,748
#*  BJ's Wholesale Club Holdings, Inc...........................    87,828      2,489,924
#*  Boston Beer Co., Inc. (The), Class A........................    37,073     11,493,001
*   Bridgford Foods Corp........................................    11,491        321,748
    Brown-Forman Corp., Class A.................................    59,147      3,093,388
#   Brown-Forman Corp., Class B.................................   324,384     17,286,423
    Bunge, Ltd..................................................   279,811     14,664,894
#   Calavo Growers, Inc.........................................    51,317      4,916,682
#   Cal-Maine Foods, Inc........................................   136,112      5,595,564
#   Campbell Soup Co............................................   341,257     13,203,233
#   Casey's General Stores, Inc.................................   148,675     19,677,136
#*  Central Garden & Pet Co.....................................    40,949      1,104,804
*   Central Garden & Pet Co., Class A...........................   146,684      3,590,824
#*  Chefs' Warehouse, Inc. (The)................................    79,060      2,583,681
    Church & Dwight Co., Inc....................................   236,607     17,733,695
#   Clorox Co. (The)............................................   132,095     21,099,534
    Coca-Cola Co. (The)......................................... 2,183,360    107,115,642
#   Coca-Cola Consolidated, Inc.................................    30,092      9,780,803
*   Coffee Holding Co., Inc.....................................     5,400         27,486
    Colgate-Palmolive Co........................................   191,018     13,904,200
#   Conagra Brands, Inc.........................................   564,770     17,383,621
    Constellation Brands, Inc., Class A.........................    99,120     20,980,730
    Constellation Brands, Inc., Class B.........................     4,511        877,592
    Costco Wholesale Corp.......................................   225,043     55,254,808
#   Coty, Inc., Class A.........................................   974,025     10,538,950
#*  Craft Brew Alliance, Inc....................................    46,636        658,034
*   Crimson Wine Group, Ltd.....................................    24,913        183,360
*   Cyanotech Corp..............................................     2,301          7,179
*   Darling Ingredients, Inc....................................   422,245      9,209,163
#   Dean Foods Co............................................... 1,496,802      2,544,563
#*  Edgewell Personal Care Co...................................   174,194      7,182,019
#*  elf Beauty Inc..............................................    37,231        476,184
#   Energizer Holdings, Inc.....................................   127,265      6,094,721
    Estee Lauder Cos., Inc. (The), Class A......................    76,330     13,114,257
#*  Farmer Brothers Co..........................................    51,111      1,030,398
#   Flowers Foods, Inc..........................................   703,470     15,293,438

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CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER STAPLES -- (Continued)
#   Fresh Del Monte Produce, Inc................................   161,044 $  4,752,408
    General Mills, Inc..........................................   692,183   35,626,659
#*  Hain Celestial Group, Inc. (The)............................   198,495    4,331,161
#*  Herbalife Nutrition, Ltd....................................   252,784   13,359,634
    Hershey Co. (The)...........................................   154,380   19,274,343
#   Hormel Foods Corp...........................................   574,933   22,962,824
#*  Hostess Brands, Inc.........................................   332,376    4,453,838
    Ingles Markets, Inc., Class A...............................    55,537    1,524,491
    Ingredion, Inc..............................................   214,173   20,292,892
    Inter Parfums, Inc..........................................    85,209    6,176,800
    J&J Snack Foods Corp........................................    52,259    8,214,070
    JM Smucker Co. (The)........................................   152,827   18,741,175
    John B. Sanfilippo & Son, Inc...............................    34,146    2,462,268
    Kellogg Co..................................................   404,136   24,369,401
#   Keurig Dr Pepper, Inc.......................................   145,443    4,228,028
    Kimberly-Clark Corp.........................................   103,431   13,278,472
    Kraft Heinz Co. (The).......................................   362,822   12,060,203
    Kroger Co. (The)............................................ 1,464,801   37,762,570
    Lamb Weston Holdings, Inc...................................    72,788    5,098,799
#   Lancaster Colony Corp.......................................    58,977    8,770,470
#*  Landec Corp.................................................    90,725      953,520
*   Lifevantage Corp............................................    21,105      240,175
*   Lifeway Foods, Inc..........................................    21,293       44,502
#   Limoneira Co................................................    43,099      984,381
    Mannatech, Inc..............................................     4,594       82,508
#   McCormick & Co., Inc........................................     3,330      512,187
#   McCormick & Co., Inc. Non-Voting............................   152,292   23,448,399
    Medifast, Inc...............................................    63,357    9,293,838
#   MGP Ingredients, Inc........................................    71,438    6,277,257
#   Molson Coors Brewing Co., Class A...........................     1,020       68,340
    Molson Coors Brewing Co., Class B...........................   263,479   16,912,717
    Mondelez International, Inc., Class A.......................   574,940   29,235,699
*   Monster Beverage Corp.......................................   180,203   10,740,099
#   National Beverage Corp......................................    78,210    4,379,760
#*  Natural Alternatives International, Inc.....................    16,951      220,533
*   Natural Grocers by Vitamin Cottage, Inc.....................    73,621      911,428
#   Natural Health Trends Corp..................................    16,960      196,058
#*  Nature's Sunshine Products, Inc.............................    52,929      476,361
#*  New Age Beverages Corp......................................    34,298      185,209
    Nu Skin Enterprises, Inc., Class A..........................   210,393   10,702,692
#   Ocean Bio-Chem, Inc.........................................    12,000       37,080
    Oil-Dri Corp. of America....................................    14,194      451,511
    PepsiCo, Inc................................................   787,126  100,791,484
*   Performance Food Group Co...................................   298,844   12,237,662
    Philip Morris International, Inc............................   383,698   33,212,899
*   Pilgrim's Pride Corp........................................   308,227    8,294,389
*   Post Holdings, Inc..........................................   251,346   28,346,802
#   PriceSmart, Inc.............................................    81,647    4,883,307
#*  Primo Water Corp............................................    84,828    1,336,041
    Procter & Gamble Co. (The).................................. 1,360,960  144,915,021
#*  Pyxus International, Inc....................................    27,945      637,984
#*  Revlon, Inc., Class A.......................................    65,000    1,387,750
#*  RiceBran Technologies.......................................     4,367       13,145
#*  Rite Aid Corp...............................................    62,052      568,394
    Rocky Mountain Chocolate Factory, Inc.......................    12,203      120,139
*   S&W Seed Co.................................................    68,983      202,810
#   Sanderson Farms, Inc........................................   111,082   16,843,364
    Seaboard Corp...............................................     1,240    5,574,519
*   Seneca Foods Corp., Class A.................................    28,492      705,177

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CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
CONSUMER STAPLES -- (Continued)
*   Seneca Foods Corp., Class B.................................     1,999 $       48,836
*   Simply Good Foods Co. (The).................................   208,912      4,692,164
#*  Smart & Final Stores, Inc...................................   226,296      1,477,713
    SpartanNash Co..............................................   123,111      1,990,705
#   Spectrum Brands Holdings, Inc...............................   180,038     11,084,940
#*  Sprouts Farmers Market, Inc.................................   473,063     10,133,009
    Sysco Corp..................................................   267,479     18,822,497
*   Tofutti Brands, Inc.........................................     1,645          3,109
#   Tootsie Roll Industries, Inc................................    72,143      2,801,313
#*  TreeHouse Foods, Inc........................................   192,443     12,889,832
#   Turning Point Brands, Inc...................................    18,452        789,192
    Tyson Foods, Inc., Class A..................................   396,177     29,717,237
#*  United Natural Foods, Inc...................................   147,389      1,904,266
    United-Guardian, Inc........................................     4,655         88,492
    Universal Corp..............................................    84,228      4,536,520
*   US Foods Holding Corp.......................................   448,636     16,397,646
#*  USANA Health Sciences, Inc..................................    93,475      7,801,423
#   Vector Group, Ltd...........................................   285,710      2,722,816
#*  Veru, Inc...................................................    50,478         70,164
#   Village Super Market, Inc., Class A.........................    31,018        911,309
    Walgreens Boots Alliance, Inc...............................   746,687     40,000,023
    Walmart, Inc................................................ 1,069,681    110,005,994
#   WD-40 Co....................................................    33,668      5,664,641
#   Weis Markets, Inc...........................................    90,746      3,815,869
*   Willamette Valley Vineyards, Inc............................     6,260         45,886
                                                                           --------------
TOTAL CONSUMER STAPLES..........................................            1,566,863,638
                                                                           --------------
ENERGY -- (5.4%)
*   Abraxas Petroleum Corp......................................   502,185        693,015
    Adams Resources & Energy, Inc...............................     7,057        255,111
    Anadarko Petroleum Corp.....................................   448,348     32,662,152
#   Antero Midstream Corp.......................................    37,108        453,089
#*  Antero Resources Corp.......................................   511,344      3,707,244
#   Apache Corp.................................................   632,950     20,830,385
*   Apergy Corp.................................................   156,958      6,229,663
#   Arch Coal, Inc., Class A....................................    88,862      8,617,837
    Archrock, Inc...............................................   438,045      4,428,635
#*  Ardmore Shipping Corp.......................................    89,700        626,106
*   Aspen Aerogels, Inc.........................................    64,239        262,738
#   Baker Hughes a GE Co........................................   316,101      7,592,746
*   Barnwell Industries, Inc....................................    10,714         14,256
#*  Basic Energy Services, Inc..................................    79,151        199,461
#   Berry Petroleum Corp........................................    12,792        145,317
#*  Bonanza Creek Energy, Inc...................................    68,402      1,646,436
#*  Bristow Group, Inc..........................................   104,757         52,902
*   C&J Energy Services, Inc....................................   208,236      2,925,716
    Cabot Oil & Gas Corp........................................   390,220     10,102,796
#*  Cactus, Inc., Class A.......................................    62,571      2,271,327
#*  California Resources Corp...................................    59,450      1,253,206
#*  Callon Petroleum Co.........................................   776,159      5,828,954
#*  CARBO Ceramics, Inc.........................................    30,729         83,583
#*  Carrizo Oil & Gas, Inc......................................   311,550      3,994,071
#*  Centennial Resource Development, Inc., Class A..............   511,882      5,390,117
*   Chaparral Energy, Inc., Class A.............................     4,900         34,104
*   Cheniere Energy, Inc........................................   129,867      8,356,941
#*  Chesapeake Energy Corp...................................... 2,404,074      6,995,855
    Chevron Corp................................................ 1,471,514    176,669,971
    Cimarex Energy Co...........................................   250,750     17,216,495
*   Clean Energy Fuels Corp.....................................   650,469      2,042,473

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
ENERGY -- (Continued)
#*  Cloud Peak Energy, Inc......................................   461,130 $     27,898
*   CNX Resources Corp..........................................   666,499    5,971,831
#*  Comstock Resources, Inc.....................................    34,306      209,267
    Concho Resources, Inc.......................................   247,097   28,510,052
    ConocoPhillips.............................................. 1,189,748   75,096,894
*   CONSOL Energy, Inc..........................................    92,987    3,152,259
#*  Contango Oil & Gas Co.......................................    90,027      271,882
#*  Continental Resources, Inc..................................   219,610   10,099,864
#   Core Laboratories NV........................................    77,274    4,898,399
#   CVR Energy, Inc.............................................   216,665    9,882,091
*   Dawson Geophysical Co.......................................   217,053      607,748
#   Delek US Holdings, Inc......................................   272,889   10,113,266
#*  Denbury Resources, Inc...................................... 1,550,302    3,457,173
    Devon Energy Corp...........................................   384,538   12,359,051
#   DHT Holdings, Inc...........................................   982,953    5,239,139
#*  Diamond Offshore Drilling, Inc..............................   460,327    4,469,775
    Diamondback Energy, Inc.....................................   215,154   22,890,234
#   DMC Global, Inc.............................................    39,745    2,754,329
*   Dorian LPG, Ltd.............................................   133,184    1,068,136
#*  Dril-Quip, Inc..............................................   188,020    8,190,151
#*  Earthstone Energy, Inc., Class A............................    83,796      561,433
#   EnLink Midstream LLC........................................   283,276    3,311,496
#   Ensco Rowan P.L.C., Class A.................................   666,504    9,311,061
    EOG Resources, Inc..........................................   619,952   59,546,390
#*  EP Energy Corp., Class A....................................    89,026       25,319
#   EQT Corp....................................................   202,058    4,132,086
#*  Equitrans Midstream Corp....................................   161,646    3,367,086
*   Era Group, Inc..............................................    85,450      823,738
    Evolution Petroleum Corp....................................   100,336      705,362
*   Exterran Corp...............................................   119,347    1,697,114
#*  Extraction Oil & Gas, Inc...................................   356,349    1,674,840
    Exxon Mobil Corp............................................ 3,143,859  252,389,001
#*  Forum Energy Technologies, Inc..............................   357,489    2,137,784
#*  Frank's International NV....................................   496,361    2,898,748
    GasLog, Ltd.................................................   227,243    3,551,808
*   Geospace Technologies Corp..................................    42,081      565,989
*   Goodrich Petroleum Corp.....................................    25,375      347,384
#   Green Plains, Inc...........................................   156,085    2,711,196
*   Gulf Island Fabrication, Inc................................   104,162      895,793
#*  Gulfport Energy Corp........................................   596,776    3,908,883
#*  Halcon Resources Corp.......................................   526,112      683,946
    Hallador Energy Co..........................................    97,936      505,350
    Halliburton Co..............................................   490,414   13,893,429
#*  Helix Energy Solutions Group, Inc...........................   512,152    4,005,029
    Helmerich & Payne, Inc......................................   190,198   11,130,387
#   Hess Corp...................................................   347,083   22,254,962
#*  HighPoint Resources Corp....................................   556,288    1,524,229
    HollyFrontier Corp..........................................   376,685   17,979,175
#*  Hornbeck Offshore Services, Inc.............................    67,568       87,838
*   Independence Contract Drilling, Inc.........................    78,607      222,458
*   International Seaways, Inc..................................    94,840    1,690,049
#*  ION Geophysical Corp........................................    84,699    1,083,300
#*  Jagged Peak Energy, Inc.....................................     7,110       75,153
*   Keane Group, Inc............................................   367,914    3,859,418
#*  Key Energy Services, Inc....................................     4,982       20,825
    Kinder Morgan, Inc.......................................... 1,474,038   29,289,135
#*  KLX Energy Services Holdings, Inc...........................    72,968    2,046,752
#   Kosmos Energy, Ltd.......................................... 1,023,297    6,845,857
#*  Laredo Petroleum, Inc.......................................   687,357    2,075,818

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
ENERGY -- (Continued)
#*  Lonestar Resources US, Inc., Class A........................    66,701 $   265,470
#   Mammoth Energy Services, Inc................................    72,963   1,137,493
    Marathon Oil Corp........................................... 1,418,842  24,177,068
    Marathon Petroleum Corp.....................................   761,493  46,352,079
#*  Matador Resources Co........................................   353,321   6,956,890
*   Matrix Service Co...........................................   103,231   2,024,360
#*  McDermott International, Inc................................   940,082   7,605,263
*   Midstates Petroleum Co., Inc................................    62,511     798,265
*   Mitcham Industries, Inc.....................................    95,130     354,835
#   Montage Resources Corp......................................    32,770     364,402
#   Murphy Oil Corp.............................................   515,106  14,031,487
#   Nabors Industries, Ltd...................................... 1,115,323   3,903,631
    NACCO Industries, Inc., Class A.............................    16,271     665,321
    National Oilwell Varco, Inc.................................   483,841  12,647,604
*   Natural Gas Services Group, Inc.............................    26,876     431,897
    Navios Maritime Acquisition Corp............................    14,951     107,647
#*  NCS Multistage Holdings, Inc................................     5,403      21,450
#*  Newpark Resources, Inc......................................   308,446   2,251,656
#*  Noble Corp. P.L.C...........................................   841,736   2,213,766
#   Noble Energy, Inc...........................................   596,606  16,144,158
#   Nordic American Tankers, Ltd................................     9,013      19,288
#*  Northern Oil and Gas, Inc...................................   812,891   2,154,161
#*  Oasis Petroleum, Inc........................................   903,591   5,511,905
    Occidental Petroleum Corp...................................   804,148  47,348,234
#*  Oceaneering International, Inc..............................   331,295   6,360,864
#*  Oil States International, Inc...............................   207,259   4,004,244
    ONEOK, Inc..................................................   352,157  23,922,025
#*  Overseas Shipholding Group, Inc., Class A...................   141,074     256,755
#*  Pacific Ethanol, Inc........................................   581,553     633,893
    Panhandle Oil and Gas, Inc., Class A........................    42,769     641,535
#*  Par Pacific Holdings, Inc...................................   148,811   2,907,767
*   Parsley Energy, Inc., Class A...............................   304,854   6,084,886
    Patterson-UTI Energy, Inc...................................   530,451   7,208,829
    PBF Energy, Inc., Class A...................................   393,047  13,198,518
#*  PDC Energy, Inc.............................................   197,944   8,608,585
    Peabody Energy Corp.........................................   311,349   8,957,511
#*  PEDEVCO Corp................................................     5,400      10,854
#*  Penn Virginia Corp..........................................    26,252   1,178,715
    Phillips 66.................................................   228,313  21,523,067
*   Pioneer Energy Services Corp................................   942,717   1,640,328
    Pioneer Natural Resources Co................................   168,161  27,992,080
#*  PrimeEnergy Resources Corp..................................     1,750     241,500
#*  Profire Energy, Inc.........................................    40,417      63,859
#*  ProPetro Holding Corp.......................................   280,171   6,200,184
*   QEP Resources, Inc..........................................   776,308   5,837,836
*   Quintana Energy Services, Inc...............................    49,160     234,002
#   Range Resources Corp........................................   504,829   4,563,654
*   Ranger Energy Services, Inc.................................    17,872     130,912
#*  Renewable Energy Group, Inc.................................   144,275   3,479,913
*   REX American Resources Corp.................................    14,981   1,266,044
*   RigNet, Inc.................................................    40,626     381,478
#*  Ring Energy, Inc............................................   187,832     972,970
#   RPC, Inc....................................................   304,222   3,130,444
*   SandRidge Energy, Inc.......................................   101,732     850,480
    Schlumberger, Ltd...........................................   548,161  23,395,511
#   Scorpio Tankers, Inc........................................   168,913   4,354,577
#*  SEACOR Holdings, Inc........................................    60,368   2,688,791
*   SEACOR Marine Holdings, Inc.................................    67,901     922,096
#*  Select Energy Services, Inc., Class A.......................   260,355   2,999,290

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
ENERGY -- (Continued)
#   SemGroup Corp., Class A.....................................   269,704 $    3,522,334
#   Ship Finance International, Ltd.............................   364,987      4,657,234
*   SilverBow Resources, Inc....................................    17,351        314,747
#   SM Energy Co................................................   384,197      6,120,258
#*  Smart Sand, Inc.............................................    60,808        238,975
#   Solaris Oilfield Infrastructure, Inc., Class A..............    59,154      1,005,026
#*  Southwestern Energy Co...................................... 2,020,878      7,982,468
#*  SRC Energy, Inc.............................................   815,073      5,012,699
#*  Superior Drilling Products, Inc.............................    29,524         29,524
*   Superior Energy Services, Inc............................... 1,926,734      6,916,975
#*  Talos Energy, Inc...........................................   112,265      3,334,271
    Targa Resources Corp........................................   319,659     12,834,309
    TechnipFMC P.L.C............................................   380,685      9,361,044
#   Teekay Corp.................................................   166,934        694,445
#   Teekay Tankers, Ltd., Class A............................... 1,091,400      1,189,626
#*  TETRA Technologies, Inc.....................................   392,095        933,186
#*  Tidewater, Inc..............................................    53,906      1,212,885
#*  Transocean, Ltd.............................................   973,203      7,649,376
#*  Ultra Petroleum Corp........................................ 1,359,499        571,533
#*  Unit Corp...................................................   184,926      2,507,597
#   US Silica Holdings, Inc.....................................   226,469      3,582,740
*   VAALCO Energy, Inc..........................................    23,615         54,551
    Valero Energy Corp..........................................   483,574     43,840,819
#*  W&T Offshore, Inc...........................................   287,911      1,836,872
#*  Whiting Petroleum Corp......................................   382,700     10,482,153
    Williams Cos., Inc. (The)...................................   443,253     12,557,357
    World Fuel Services Corp....................................   232,139      7,161,488
#*  WPX Energy, Inc.............................................   975,394     13,548,223
                                                                           --------------
TOTAL ENERGY....................................................            1,578,172,804
                                                                           --------------
FINANCIALS -- (15.9%)
#*  1347 Property Insurance Holdings, Inc.......................     8,932         44,749
#   1st Constitution Bancorp....................................    23,938        449,556
    1st Source Corp.............................................    87,455      4,095,518
    ACNB Corp...................................................    16,323        618,152
    Affiliated Managers Group, Inc..............................    76,375      8,471,515
    Aflac, Inc..................................................   623,880     31,431,074
*   Alleghany Corp..............................................    21,249     13,958,043
*   Allegiance Bancshares, Inc..................................    13,013        449,859
    Allstate Corp. (The)........................................   279,303     27,667,755
    Ally Financial, Inc.........................................   772,683     22,956,412
*   A-Mark Precious Metals, Inc.................................    17,533        197,422
#*  Ambac Financial Group, Inc..................................    64,306      1,202,522
    American Equity Investment Life Holding Co..................   234,005      6,882,087
    American Express Co.........................................   742,133     87,000,252
    American Financial Group, Inc...............................   185,402     19,194,669
    American International Group, Inc...........................   606,854     28,868,045
    American National Bankshares, Inc...........................    28,197      1,066,411
    American National Insurance Co..............................    43,227      4,897,187
    American River Bankshares...................................    19,024        243,697
    Ameriprise Financial, Inc...................................   216,761     31,814,012
#   Ameris Bancorp..............................................   159,403      5,811,833
    AMERISAFE, Inc..............................................    68,230      4,040,581
    AmeriServ Financial, Inc....................................    18,864         77,908
    Ames National Corp..........................................    27,872        787,384
    Aon P.L.C...................................................   123,957     22,329,614
*   Arch Capital Group, Ltd.....................................   499,119     16,860,240
#   Ares Management Corp., Class A..............................    57,603      1,408,393
    Argo Group International Holdings, Ltd......................   113,871      8,889,909

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
    Arrow Financial Corp........................................    41,983 $  1,412,728
    Arthur J Gallagher & Co.....................................   155,115   12,970,716
#   Artisan Partners Asset Management, Inc., Class A............   151,232    4,285,915
#*  Ashford, Inc................................................     4,830      267,582
    Associated Banc-Corp........................................   338,868    7,688,915
#   Associated Capital Group, Inc., Class A.....................     4,782      197,544
    Assurant, Inc...............................................   142,774   13,563,530
    Assured Guaranty, Ltd.......................................   266,861   12,729,270
*   Asta Funding, Inc...........................................     2,291       10,688
*   Athene Holding, Ltd., Class A...............................   127,705    5,767,158
    Atlantic American Corp......................................    17,563       43,205
*   Atlantic Capital Bancshares, Inc............................    86,975    1,516,844
*   Atlanticus Holdings Corp....................................    36,049      126,532
#*  Atlas Financial Holdings, Inc...............................    31,974       40,927
#   Auburn National Bancorporation, Inc.........................     5,123      183,250
    Axis Capital Holdings, Ltd..................................   186,997   10,630,779
#*  Axos Financial, Inc.........................................   204,907    6,704,557
#   Banc of California, Inc.....................................   164,484    2,386,663
    BancFirst Corp..............................................    88,347    4,982,771
*   Bancorp 34, Inc.............................................     5,081       79,264
*   Bancorp of New Jersey, Inc..................................    17,383      233,975
*   Bancorp, Inc. (The).........................................   188,264    1,922,175
#   BancorpSouth Bank...........................................   248,919    7,587,051
    Bank of America Corp........................................ 5,982,585  182,947,449
    Bank of Commerce Holdings...................................    47,973      519,068
#   Bank of Hawaii Corp.........................................   128,470   10,583,359
    Bank of Marin Bancorp.......................................    31,623    1,339,234
    Bank of New York Mellon Corp. (The).........................   748,625   37,176,717
    Bank of NT Butterfield & Son, Ltd. (The)....................   188,729    7,552,935
#   Bank of Princeton (The).....................................    11,747      353,585
    Bank of South Carolina Corp.................................    10,128      197,496
    Bank of the James Financial Group, Inc......................     6,612       94,882
#   Bank OZK....................................................   282,555    9,225,421
    BankFinancial Corp..........................................    48,482      727,715
    BankUnited, Inc.............................................   285,584   10,446,663
#   Bankwell Financial Group, Inc...............................    11,512      351,001
    Banner Corp.................................................   120,081    6,366,695
    Bar Harbor Bankshares.......................................    28,560      750,557
*   Baycom Corp.................................................     7,181      165,522
    BB&T Corp...................................................   461,362   23,621,734
    BCB Bancorp, Inc............................................    38,303      506,366
*   Berkshire Bancorp, Inc......................................     3,850       50,685
*   Berkshire Hathaway, Inc., Class B........................... 1,010,279  218,937,562
#   Berkshire Hills Bancorp, Inc................................   155,503    4,663,535
#   BGC Partners, Inc., Class A.................................   928,298    5,012,809
    BlackRock, Inc..............................................    83,263   40,402,538
*   Blucora, Inc................................................    75,507    2,642,745
#   Blue Capital Reinsurance Holdings, Ltd......................    20,920      155,645
    BOK Financial Corp..........................................   130,601   11,380,571
    Boston Private Financial Holdings, Inc......................   288,959    3,308,581
    Bridge Bancorp, Inc.........................................    59,405    1,840,961
*   Brighthouse Financial, Inc..................................    52,344    2,187,456
    BrightSphere Investment Group P.L.C.........................   253,163    3,711,370
    Brookline Bancorp, Inc......................................   277,736    4,179,927
    Brown & Brown, Inc..........................................   541,025   17,177,544
    Bryn Mawr Bank Corp.........................................    70,547    2,687,135
    C&F Financial Corp..........................................     8,892      431,262
#   Cadence BanCorp.............................................   381,330    8,675,258
#   California First National Bancorp...........................     9,103      139,959

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
    Cambridge Bancorp...........................................     3,231 $    270,919
    Camden National Corp........................................    50,870    2,237,263
*   Cannae Holdings, Inc........................................   242,569    6,226,746
    Capital City Bank Group, Inc................................    43,168      990,274
    Capital One Financial Corp..................................   363,354   33,730,152
    Capitol Federal Financial, Inc..............................   500,934    6,912,889
    Capstar Financial Holdings, Inc.............................    35,854      555,378
    Carolina Financial Corp.....................................    75,212    2,714,401
*   Carolina Trust Bancshares, Inc..............................    17,758      146,504
#   Cathay General Bancorp......................................   194,645    7,160,990
    Cboe Global Markets, Inc....................................   110,933   11,271,902
#   CBTX, Inc...................................................    14,744      467,385
    CenterState Banks Corp......................................   322,932    7,969,962
#*  Central Federal Corp........................................     5,661       71,272
    Central Pacific Financial Corp..............................    57,601    1,728,606
    Central Valley Community Bancorp............................    16,254      332,557
    Century Bancorp, Inc., Class A..............................    13,628    1,249,279
    Charles Schwab Corp. (The)..................................   571,977   26,185,107
#   Chemical Financial Corp.....................................   162,858    7,154,352
    Chemung Financial Corp......................................    13,461      637,782
    Chubb, Ltd..................................................   285,971   41,522,989
    Cincinnati Financial Corp...................................   215,714   20,747,373
    CIT Group, Inc..............................................   176,002    9,375,627
    Citigroup, Inc.............................................. 1,515,166  107,122,236
    Citizens & Northern Corp....................................    22,702      643,602
#   Citizens Community Bancorp, Inc.............................    18,282      214,996
    Citizens Financial Group, Inc...............................   579,838   20,990,136
#   Citizens First Corp.........................................     5,422      136,634
    Citizens Holding Co.........................................     4,585       98,669
#*  Citizens, Inc...............................................    80,221      542,294
#   City Holding Co.............................................    44,929    3,566,464
    Civista Bancshares, Inc.....................................    33,031      726,682
    CME Group, Inc..............................................   177,459   31,747,415
    CNA Financial Corp..........................................   116,745    5,408,796
    CNB Financial Corp..........................................    47,886    1,363,793
    CNO Financial Group, Inc....................................   360,876    5,972,498
    Codorus Valley Bancorp, Inc.................................    16,077      340,189
#   Cohen & Steers, Inc.........................................   131,992    6,619,399
    Colony Bankcorp, Inc........................................    12,655      216,527
    Columbia Banking System, Inc................................   233,315    8,758,645
    Comerica, Inc...............................................   255,711   20,096,327
#   Commerce Bancshares, Inc....................................   227,680   13,758,702
    Commercial National Financial Corp..........................     2,306       51,528
#   Community Bank System, Inc..................................   171,816   11,418,891
    Community Bankers Trust Corp................................    62,574      493,083
    Community Financial Corp. (The).............................    15,436      472,650
*   Community First Bancshares, Inc.............................    17,083      172,111
    Community Trust Bancorp, Inc................................    58,563    2,474,287
    Community West Bancshares...................................    17,906      182,462
    ConnectOne Bancorp, Inc.....................................   116,139    2,535,314
#*  Consumer Portfolio Services, Inc............................   192,206      676,565
#   County Bancorp, Inc.........................................    18,726      335,757
#*  Cowen, Inc..................................................    63,922    1,070,694
    Crawford & Co., Class A.....................................    94,242      848,178
    Crawford & Co., Class B.....................................    74,611      658,069
#*  Credit Acceptance Corp......................................    68,201   33,842,700
#   Cullen/Frost Bankers, Inc...................................   113,352   11,526,765
*   Customers Bancorp, Inc......................................   102,205    2,314,943
#   CVB Financial Corp..........................................   383,991    8,332,605

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Diamond Hill Investment Group, Inc..........................    11,346 $ 1,639,270
    Dime Community Bancshares, Inc..............................   132,854   2,677,008
    Discover Financial Services.................................   545,735  44,471,945
#   DNB Financial Corp..........................................    11,899     487,621
    Donegal Group, Inc., Class A................................    78,391   1,058,279
    Donegal Group, Inc., Class B................................     5,678      66,717
*   Donnelley Financial Solutions, Inc..........................   120,968   1,852,020
    E*TRADE Financial Corp......................................   340,972  17,273,642
    Eagle Bancorp Montana, Inc..................................    16,246     276,182
#*  Eagle Bancorp, Inc..........................................   113,735   6,284,996
    East West Bancorp, Inc......................................   257,210  13,241,171
    Eaton Vance Corp............................................   301,121  12,517,600
*   eHealth, Inc................................................    58,047   3,525,775
*   Elevate Credit, Inc.........................................    12,341      55,288
#   Elmira Savings Bank.........................................     7,695     125,813
    EMC Insurance Group, Inc....................................    39,281   1,261,313
#   Emclaire Financial Corp.....................................     2,399      75,808
    Employers Holdings, Inc.....................................   113,426   4,868,244
#*  Encore Capital Group, Inc...................................   101,335   2,863,727
*   Enova International, Inc....................................   137,067   3,759,748
*   Enstar Group, Ltd...........................................    32,385   5,740,565
*   Entegra Financial Corp......................................    18,561     547,550
    Enterprise Bancorp, Inc.....................................    15,805     501,493
    Enterprise Financial Services Corp..........................    79,457   3,380,101
#*  Equity Bancshares, Inc., Class A............................    38,904   1,021,619
    Erie Indemnity Co., Class A.................................    66,910  12,667,401
*   Esquire Financial Holdings, Inc.............................    11,034     277,395
    ESSA Bancorp, Inc...........................................    19,001     290,905
*   Essent Group, Ltd...........................................   178,380   8,464,131
    Evans Bancorp, Inc..........................................    13,502     496,063
    Evercore, Inc., Class A.....................................   118,960  11,590,273
    Everest Re Group, Ltd.......................................    65,825  15,501,787
#*  EZCORP, Inc., Class A.......................................   188,213   2,045,875
#   FactSet Research Systems, Inc...............................    69,689  19,225,104
    Farmers & Merchants Bancorp, Inc............................     5,351     169,841
    Farmers National Banc Corp..................................    28,891     415,741
    Fauquier Bankshares, Inc....................................     4,556      99,549
#   FB Financial Corp...........................................   100,967   3,709,528
    FBL Financial Group, Inc., Class A..........................    75,547   4,719,421
    Federal Agricultural Mortgage Corp., Class A................     2,460     174,414
    Federal Agricultural Mortgage Corp., Class C................    29,738   2,274,362
#   Federated Investors, Inc., Class B..........................   422,290  12,976,972
    FedNat Holding Co...........................................    48,967     796,693
*   FFBW, Inc...................................................    13,133     139,538
    Fidelity D&D Bancorp, Inc...................................     3,852     231,120
    Fidelity National Financial, Inc............................   339,723  13,571,934
    Fidelity Southern Corp......................................    92,603   2,695,673
    Fifth Third Bancorp......................................... 1,216,206  35,051,057
    Financial Institutions, Inc.................................    51,721   1,422,328
*   First Acceptance Corp.......................................    34,466      41,359
    First American Financial Corp...............................   340,147  19,408,788
    First Bancorp...............................................    99,409   3,768,595
    First BanCorp...............................................   750,229   8,477,588
    First Bancorp of Indiana, Inc...............................       700      15,068
    First Bancorp, Inc..........................................    27,660     741,565
    First Bancshares, Inc.......................................       569       8,535
    First Bancshares, Inc. (The)................................     7,574     233,885
#   First Bank..................................................    25,755     293,865
    First Busey Corp............................................   176,020   4,548,357

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    First Business Financial Services, Inc......................  19,462 $   448,210
#   First Capital, Inc..........................................   6,938     355,087
    First Choice Bancorp........................................  16,096     342,201
    First Citizens BancShares, Inc., Class A....................  22,584  10,123,278
    First Commonwealth Financial Corp........................... 335,636   4,568,006
    First Community Bancshares, Inc.............................  52,812   1,835,745
#   First Community Corp........................................  21,514     404,248
    First Defiance Financial Corp...............................  65,871   1,943,853
#   First Financial Bancorp..................................... 338,499   8,496,325
#   First Financial Bankshares, Inc............................. 136,008   8,367,212
    First Financial Corp........................................  20,169     830,358
    First Financial Northwest, Inc..............................  22,460     375,756
    First Foundation, Inc....................................... 131,908   1,874,413
    First Hawaiian, Inc.........................................  20,596     569,479
#   First Horizon National Corp................................. 807,929  12,191,649
    First Internet Bancorp......................................  30,005     656,809
#   First Interstate BancSystem, Inc., Class A.................. 118,143   4,992,723
    First Merchants Corp........................................ 171,691   6,295,909
#   First Mid Bancshares, Inc...................................  29,002   1,000,279
    First Midwest Bancorp, Inc.................................. 362,132   7,774,974
    First Northwest Bancorp.....................................  28,701     467,252
    First of Long Island Corp. (The)............................  74,497   1,733,545
    First Republic Bank......................................... 151,619  16,013,999
#   First Savings Financial Group, Inc..........................   2,607     151,467
    First United Corp...........................................  19,729     373,273
    First US Bancshares, Inc....................................  11,301     113,293
*   First Western Financial, Inc................................   3,235      45,516
    FirstCash, Inc.............................................. 166,033  16,218,103
    Flagstar Bancorp, Inc....................................... 194,402   6,949,872
    Flushing Financial Corp.....................................  96,520   2,181,352
#   FNB Corp.................................................... 771,885   9,362,965
#   Franklin Financial Network, Inc.............................  46,150   1,276,048
#   Franklin Resources, Inc..................................... 449,353  15,543,120
    FS Bancorp, Inc.............................................  11,669     603,171
*   FSB Bancorp, Inc............................................   1,845      32,564
#   Fulton Financial Corp....................................... 598,539  10,324,798
#   GAIN Capital Holdings, Inc..................................  89,464     471,475
    GAINSCO, Inc................................................   1,100      42,900
    GAMCO Investors, Inc., Class A..............................  34,108     739,461
*   Genworth Financial, Inc., Class A........................... 871,322   3,302,310
    German American Bancorp, Inc................................  69,517   2,075,082
    Glacier Bancorp, Inc........................................ 232,031   9,882,200
    Glen Burnie Bancorp.........................................     793       8,529
    Global Indemnity, Ltd.......................................  35,994   1,108,615
    Goldman Sachs Group, Inc. (The)............................. 284,073  58,496,312
#   Goosehead Insurance, Inc., Class A..........................   2,100      63,987
    Gouverneur Bancorp, Inc.....................................     600       7,860
*   Great Elm Capital Group, Inc................................  61,827     264,310
    Great Southern Bancorp, Inc.................................  48,081   2,786,294
    Great Western Bancorp, Inc.................................. 192,551   6,772,019
*   Green Dot Corp., Class A.................................... 156,594   9,985,999
    Greene County Bancorp, Inc..................................     919      28,415
#   Greenhill & Co., Inc........................................  78,826   1,632,486
#*  Greenlight Capital Re, Ltd., Class A........................ 125,763   1,506,641
#   Guaranty Bancshares, Inc....................................  13,648     383,099
    Guaranty Federal Bancshares, Inc............................   8,195     186,190
*   Hallmark Financial Services, Inc............................  43,645     501,045
*   Hamilton Bancorp, Inc.......................................   5,978      94,213
    Hamilton Lane, Inc., Class A................................  46,666   2,280,101

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
    Hancock Whitney Corp........................................   230,035 $ 10,061,731
    Hanmi Financial Corp........................................   106,232    2,519,823
    Hanover Insurance Group, Inc. (The).........................   112,310   13,545,709
#*  HarborOne Bancorp, Inc......................................    14,355      268,726
    Harleysville Financial Corp.................................     3,569       85,745
    Hartford Financial Services Group, Inc. (The)...............   531,063   27,779,906
    Hawthorn Bancshares, Inc....................................    15,864      372,963
#   HCI Group, Inc..............................................    32,040    1,365,545
    Heartland Financial USA, Inc................................   118,089    5,302,196
#   Hennessy Advisors, Inc......................................    20,446      204,256
    Heritage Commerce Corp......................................   144,296    1,806,586
#   Heritage Financial Corp.....................................   126,311    3,823,434
#   Heritage Insurance Holdings, Inc............................    50,203      684,769
    Hilltop Holdings, Inc.......................................   301,208    6,334,404
#   Hingham Institution for Savings.............................     3,635      672,511
*   HMN Financial, Inc..........................................    11,368      251,801
    Home Bancorp, Inc...........................................    18,869      691,360
#   Home BancShares, Inc........................................   430,103    8,253,677
    Home Federal Bancorp, Inc...................................     2,132       71,720
*   HomeStreet, Inc.............................................    57,218    1,610,115
    HomeTrust Bancshares, Inc...................................    14,545      368,861
#   Hope Bancorp, Inc...........................................   485,177    6,821,589
    HopFed Bancorp, Inc.........................................    18,212      355,862
    Horace Mann Educators Corp..................................   136,233    5,255,869
    Horizon Bancorp, Inc........................................   129,093    2,100,343
    Houlihan Lokey, Inc.........................................    94,105    4,641,259
#*  Howard Bancorp, Inc.........................................    38,547      579,361
    Huntington Bancshares, Inc.................................. 1,756,688   24,453,097
#*  HV Bancorp, Inc.............................................     1,600       25,160
    IBERIABANK Corp.............................................   126,006   10,017,477
#*  ICC Holdings, Inc...........................................     4,514       63,444
    IF Bancorp, Inc.............................................     4,811       96,340
    Independence Holding Co.....................................    15,148      579,865
    Independent Bank Corp.......................................    78,268    6,279,442
    Independent Bank Corp.......................................    79,297    1,707,264
    Independent Bank Group, Inc.................................   133,379    7,602,603
#   Interactive Brokers Group, Inc., Class A....................   296,936   16,105,809
    Intercontinental Exchange, Inc..............................   307,675   25,029,361
    International Bancshares Corp...............................   226,295    9,384,454
*   INTL. FCStone, Inc..........................................    46,863    1,900,763
    Invesco, Ltd................................................   599,951   13,180,923
    Investar Holding Corp.......................................    23,064      536,930
    Investors Bancorp, Inc......................................   708,652    8,326,661
    Investors Title Co..........................................     6,264    1,058,115
    James River Group Holdings, Ltd.............................   101,711    4,294,238
#   Janus Henderson Group P.L.C.................................   257,303    6,450,586
    Jefferies Financial Group, Inc..............................   486,320   10,003,602
    JPMorgan Chase & Co......................................... 2,802,537  325,234,419
    Kearny Financial Corp.......................................   347,771    4,868,794
#   Kemper Corp.................................................   165,791   14,901,295
    Kentucky First Federal Bancorp..............................    16,790      128,192
    KeyCorp..................................................... 1,091,422   19,154,456
    Kingstone Cos., Inc.........................................    26,975      313,180
    Kinsale Capital Group, Inc..................................    14,253    1,034,768
    Ladenburg Thalmann Financial Services, Inc..................    16,106       59,109
#   Lake Shore Bancorp, Inc.....................................     7,495      112,800
    Lakeland Bancorp, Inc.......................................   168,336    2,787,644
    Lakeland Financial Corp.....................................    73,806    3,524,237
#   Landmark Bancorp, Inc.......................................    10,765      266,757

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Lazard, Ltd., Class A.......................................   302,307 $11,753,696
    LCNB Corp...................................................    39,467     670,939
#   LegacyTexas Financial Group, Inc............................   161,003   6,453,000
    Legg Mason, Inc.............................................   385,688  12,901,264
#*  LendingClub Corp............................................ 1,445,844   4,597,784
#*  LendingTree, Inc............................................    19,734   7,594,038
#   Level One Bancorp, Inc......................................     9,555     236,677
*   Limestone Bancorp, Inc......................................    13,747     210,054
    Lincoln National Corp.......................................   323,494  21,583,520
#   Live Oak Bancshares, Inc....................................   114,349   1,997,677
    Loews Corp..................................................   409,246  20,990,227
    LPL Financial Holdings, Inc.................................   350,794  25,990,327
    M&T Bank Corp...............................................   139,501  23,724,935
    Macatawa Bank Corp..........................................    86,907     896,880
    Mackinac Financial Corp.....................................    30,395     476,898
*   Magyar Bancorp, Inc.........................................     7,687      92,821
    Maiden Holdings, Ltd........................................   308,218     201,420
*   Malvern Bancorp, Inc........................................    22,019     466,583
#   Manning & Napier, Inc.......................................    38,211      78,333
*   Markel Corp.................................................    15,695  16,817,349
#   MarketAxess Holdings, Inc...................................    54,012  15,033,160
    Marlin Business Services Corp...............................    44,251     964,229
    Marsh & McLennan Cos., Inc..................................   255,312  24,073,368
#*  MBIA, Inc...................................................   460,050   4,448,684
    MBT Financial Corp..........................................    55,283     555,041
    Mercantile Bank Corp........................................    48,434   1,637,069
    Merchants Bancorp...........................................       630      15,233
#   Mercury General Corp........................................   190,529  10,246,650
    Meridian Bancorp, Inc.......................................   182,651   3,145,250
*   Meridian Corp...............................................     2,900      51,301
    Meta Financial Group, Inc...................................   132,021   3,400,861
    MetLife, Inc................................................   500,179  23,073,257
*   Metropolitan Bank Holding Corp..............................     3,814     152,217
*   MGIC Investment Corp........................................   277,958   4,069,305
#   Mid Penn Bancorp, Inc.......................................     5,062     123,412
    Middlefield Banc Corp.......................................     8,563     347,230
#   Midland States Bancorp, Inc.................................    33,035     885,999
#   MidSouth Bancorp, Inc.......................................    48,816     579,446
    MidWestOne Financial Group, Inc.............................    17,517     493,629
#*  MMA Capital Holdings, Inc...................................    16,416     522,029
    Moelis & Co., Class A.......................................    99,413   4,070,962
    Moody's Corp................................................    87,960  17,294,695
    Morgan Stanley.............................................. 1,080,130  52,116,272
    Morningstar, Inc............................................    84,572  12,131,853
#*  Mr Cooper Group, Inc........................................    52,741     453,573
    MSB Financial Corp..........................................    13,546     240,780
    MSCI, Inc...................................................   127,858  28,816,636
    MutualFirst Financial, Inc..................................    26,655     796,718
    MVB Financial Corp..........................................    20,316     337,042
    Nasdaq, Inc.................................................   242,500  22,358,500
    National Bank Holdings Corp., Class A.......................   105,411   4,030,917
    National Bankshares, Inc....................................     4,314     182,439
    National General Holdings Corp..............................   268,770   6,625,181
*   National Holdings Corp......................................    20,165      67,754
    National Security Group, Inc. (The).........................     2,402      28,344
    National Western Life Group, Inc., Class A..................    11,616   3,098,220
    Navient Corp................................................   888,068  11,997,799
    Navigators Group, Inc. (The)................................   102,042   7,136,817
    NBT Bancorp, Inc............................................   149,512   5,684,446

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Nelnet, Inc., Class A....................................... 100,841 $ 5,853,820
#   New York Community Bancorp, Inc............................. 689,481   8,018,664
>>  NewStar Financial, Inc...................................... 120,603      11,735
*   NI Holdings, Inc............................................  21,365     342,481
*   Nicholas Financial, Inc.....................................  18,462     163,943
*   Nicolet Bankshares, Inc.....................................   4,216     257,387
*   NMI Holdings, Inc., Class A................................. 212,574   5,969,078
    Northeast Bancorp...........................................  21,710     475,883
    Northeast Community Bancorp, Inc............................  10,493     118,046
    Northern Trust Corp......................................... 227,136  22,384,253
#   Northfield Bancorp, Inc..................................... 162,681   2,440,215
    Northrim BanCorp, Inc.......................................  16,807     596,480
    Northway Financial, Inc.....................................   2,363      69,472
#   Northwest Bancshares, Inc................................... 368,221   6,418,092
    Norwood Financial Corp......................................   7,863     253,031
#   Oak Valley Bancorp..........................................  10,562     202,474
    OceanFirst Financial Corp................................... 171,623   4,321,467
#   Oconee Federal Financial Corp...............................   2,225      58,340
*   Ocwen Financial Corp........................................ 212,900     359,801
#   OFG Bancorp................................................. 170,790   3,446,542
#   Ohio Valley Banc Corp.......................................   4,826     181,361
    Old Line Bancshares, Inc....................................  36,897     922,425
#   Old National Bancorp........................................ 521,100   8,900,388
#   Old Point Financial Corp....................................   7,052     148,797
    Old Republic International Corp............................. 646,273  14,450,664
    Old Second Bancorp, Inc.....................................  13,666     181,075
*   On Deck Capital, Inc........................................ 243,100   1,327,326
    OneMain Holdings, Inc....................................... 199,336   6,771,444
    Oppenheimer Holdings, Inc., Class A.........................  16,285     427,481
    Opus Bank................................................... 119,886   2,621,907
    Origin Bancorp, Inc.........................................     651      22,681
#   Oritani Financial Corp...................................... 163,771   2,841,427
    Orrstown Financial Services, Inc............................  27,250     565,165
*   Pacific Mercantile Bancorp..................................  63,743     499,108
    Pacific Premier Bancorp, Inc................................ 210,367   6,115,369
#   PacWest Bancorp............................................. 193,140   7,638,687
#   Park National Corp..........................................  43,304   4,229,935
    Parke Bancorp, Inc..........................................  32,998     754,994
    Pathfinder Bancorp, Inc.....................................   8,118     112,840
    Patriot National Bancorp, Inc...............................   4,636      74,222
#   PB Bancorp, Inc.............................................  18,414     204,395
    PCSB Financial Corp.........................................  29,373     559,556
    Peapack Gladstone Financial Corp............................  63,296   1,831,153
    Penns Woods Bancorp, Inc....................................  11,571     505,190
#   Pennymac Financial Services, Inc............................ 189,788   4,232,272
    Peoples Bancorp of North Carolina, Inc......................   7,203     201,468
    Peoples Bancorp, Inc........................................  64,321   2,102,010
    Peoples Financial Corp......................................     137       1,565
    Peoples Financial Services Corp.............................   2,796     121,626
#   People's United Financial, Inc.............................. 722,550  12,492,889
    People's Utah Bancorp.......................................  22,232     632,500
#   Pinnacle Financial Partners, Inc............................ 162,141   9,415,528
    Piper Jaffray Cos...........................................  51,062   4,115,597
    PJT Partners, Inc., Class A.................................  34,223   1,475,696
    Plumas Bancorp..............................................  13,751     359,589
    PNC Financial Services Group, Inc. (The).................... 279,032  38,207,852
#*  Ponce de Leon Federal Bank..................................  31,733     459,177
    Popular, Inc................................................ 230,501  13,302,213
#*  PRA Group, Inc.............................................. 151,333   4,255,484

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Preferred Bank..............................................    46,198 $ 2,272,480
    Premier Financial Bancorp, Inc..............................    29,145     483,224
    Primerica, Inc..............................................   182,201  23,738,968
    Principal Financial Group, Inc..............................   420,763  24,050,813
    ProAssurance Corp...........................................   177,489   6,661,162
    Progressive Corp. (The).....................................   572,929  44,774,401
#   Prosperity Bancshares, Inc..................................   154,787  11,398,515
    Protective Insurance Corp., Class A.........................     4,434      75,777
    Protective Insurance Corp., Class B.........................    17,951     291,704
#*  Provident Bancorp, Inc......................................    17,800     436,100
    Provident Financial Holdings, Inc...........................    13,977     283,034
    Provident Financial Services, Inc...........................   225,690   5,985,299
    Prudential Bancorp, Inc.....................................    24,908     434,894
    Prudential Financial, Inc...................................   272,073  28,760,837
#   Pzena Investment Management, Inc., Class A..................     7,981      79,411
    QCR Holdings, Inc...........................................    37,590   1,285,954
    Radian Group, Inc...........................................   195,407   4,576,432
*   Randolph Bancorp, Inc.......................................    14,267     217,857
    Raymond James Financial, Inc................................   168,534  15,432,658
    RBB Bancorp.................................................    17,375     336,380
*   Regional Management Corp....................................    35,316     874,777
    Regions Financial Corp...................................... 1,729,217  26,854,740
    Reinsurance Group of America, Inc...........................   106,531  16,140,512
    RenaissanceRe Holdings, Ltd.................................    94,723  14,716,165
    Renasant Corp...............................................   189,816   6,882,728
    Republic Bancorp, Inc., Class A.............................    37,781   1,785,530
#*  Republic First Bancorp, Inc.................................   120,386     616,376
    Riverview Bancorp, Inc......................................    65,913     489,074
#   RLI Corp....................................................    99,196   8,067,611
    S&P Global, Inc.............................................   133,049  29,358,592
#   S&T Bancorp, Inc............................................   121,278   4,860,822
*   Safeguard Scientifics, Inc..................................    63,662     728,293
    Safety Insurance Group, Inc.................................    55,259   5,134,666
    Salisbury Bancorp, Inc......................................     6,579     255,660
    Sandy Spring Bancorp, Inc...................................   121,686   4,245,625
    Santander Consumer USA Holdings, Inc........................   741,589  15,832,925
    SB Financial Group, Inc.....................................    17,474     319,774
    SB One Bancorp..............................................    32,051     761,211
#*  Seacoast Banking Corp. of Florida...........................    71,438   2,025,982
*   Security National Financial Corp., Class A..................    34,399     174,747
    SEI Investments Co..........................................   366,439  19,952,604
*   Select Bancorp, Inc.........................................    56,919     698,965
    Selective Insurance Group, Inc..............................   172,504  12,301,260
#   ServisFirst Bancshares, Inc.................................   146,044   4,956,733
    Severn Bancorp, Inc.........................................    33,252     307,914
    Shore Bancshares, Inc.......................................    28,286     447,767
    SI Financial Group, Inc.....................................    36,803     527,019
#*  Siebert Financial Corp......................................     8,302      86,922
    Sierra Bancorp..............................................    48,652   1,287,332
    Signature Bank..............................................    79,721  10,528,752
    Silvercrest Asset Management Group, Inc., Class A...........    20,426     296,994
#   Simmons First National Corp., Class A.......................   305,840   7,765,278
    SLM Corp.................................................... 1,428,379  14,512,331
*   SmartFinancial, Inc.........................................    15,947     331,538
    Sound Financial Bancorp, Inc................................     5,499     188,341
#   South State Corp............................................    87,310   6,605,875
*   Southern First Bancshares, Inc..............................    24,251     892,679
    Southern Missouri Bancorp, Inc..............................     9,768     327,716
    Southern National Bancorp of Virginia, Inc..................    46,460     693,183

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
#   Southside Bancshares, Inc...................................   120,789 $ 4,243,318
    Southwest Georgia Financial Corp............................     4,082      84,089
#*  Spirit of Texas Bancshares, Inc.............................    11,381     255,731
    Standard AVB Financial Corp.................................     7,059     193,064
    State Auto Financial Corp...................................   143,606   4,829,470
    State Street Corp...........................................   310,280  20,993,545
#   Sterling Bancorp............................................   594,742  12,739,374
    Sterling Bancorp, Inc.......................................     1,913      18,728
    Stewardship Financial Corp..................................    17,296     157,394
    Stewart Information Services Corp...........................    92,756   3,943,058
#   Stifel Financial Corp.......................................   139,112   8,300,813
    Stock Yards Bancorp, Inc....................................    61,907   2,126,505
#   Summit Financial Group, Inc.................................    11,289     294,078
    Summit State Bank...........................................    13,468     154,882
    SunTrust Banks, Inc.........................................   310,205  20,312,223
*   SVB Financial Group.........................................    79,723  20,067,874
    Synchrony Financial.........................................   927,351  32,151,259
    Synovus Financial Corp......................................   539,048  19,869,309
    T Rowe Price Group, Inc.....................................   326,249  35,071,767
    TCF Financial Corp..........................................   543,795  12,034,183
    TD Ameritrade Holding Corp..................................   243,359  12,795,816
    Territorial Bancorp, Inc....................................    29,902     865,663
#   Teton Advisors, Inc., Class A...............................        95       4,875
*   Texas Capital Bancshares, Inc...............................   142,625   9,232,116
#   TFS Financial Corp..........................................   328,221   5,461,597
    TheStreet, Inc..............................................    11,958      83,585
*   Third Point Reinsurance, Ltd................................   315,513   3,663,106
    Timberland Bancorp, Inc.....................................    23,008     717,850
    Tiptree, Inc................................................   128,893     734,690
    Tompkins Financial Corp.....................................    41,799   3,371,925
    Torchmark Corp..............................................   159,563  13,987,293
    Towne Bank..................................................   240,531   6,273,048
    Travelers Cos., Inc. (The)..................................   327,051  47,013,581
    TriCo Bancshares............................................   102,081   4,074,053
*   TriState Capital Holdings, Inc..............................    98,869   2,299,693
*   Triumph Bancorp, Inc........................................    89,285   2,768,728
#*  Trupanion, Inc..............................................     1,537      50,414
    TrustCo Bank Corp. NY.......................................   321,168   2,569,344
#   Trustmark Corp..............................................   222,150   7,988,514
    Two River Bancorp...........................................    23,505     357,981
    U.S. Bancorp................................................ 1,203,717  64,182,190
#   UMB Financial Corp..........................................   116,592   8,145,117
    Umpqua Holdings Corp........................................   553,964   9,616,815
*   Unico American Corp.........................................     5,450      33,082
    Union Bankshares Corp.......................................   230,529   8,414,309
#   Union Bankshares, Inc.......................................     2,439      96,365
    United Bancorp, Inc.........................................    10,600     121,052
    United Bancshares, Inc......................................     6,375     146,753
#   United Bankshares, Inc......................................   237,506   9,319,735
#   United Community Banks, Inc.................................   263,581   7,401,354
    United Community Financial Corp.............................   180,457   1,662,009
    United Financial Bancorp, Inc...............................   159,315   2,101,365
#   United Fire Group, Inc......................................    85,504   3,728,829
#   United Insurance Holdings Corp..............................   143,254   2,194,651
    United Security Bancshares..................................    45,844     481,362
    Unity Bancorp, Inc..........................................    29,572     638,755
#   Universal Insurance Holdings, Inc...........................   154,584   4,605,057
    Univest Financial Corp......................................    95,867   2,417,766
    Unum Group..................................................   324,774  11,990,656

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
FINANCIALS -- (Continued)
#   US Global Investors, Inc., Class A..........................    14,134 $       16,678
#   Valley National Bancorp.....................................   603,191      6,321,442
    Value Line, Inc.............................................     7,363        170,453
#   Veritex Holdings, Inc.......................................    94,058      2,493,478
*   Victory Capital Holdings, Inc., Class A.....................    40,069        660,738
#   Virtu Financial, Inc., Class A..............................   207,544      5,101,432
#   Virtus Investment Partners, Inc.............................    23,545      2,886,852
    Voya Financial, Inc.........................................   250,373     13,742,974
    VSB Bancorp, Inc............................................       134          2,829
#   Waddell & Reed Financial, Inc., Class A.....................   289,435      5,421,118
    Walker & Dunlop, Inc........................................   132,191      7,263,895
    Washington Federal, Inc.....................................   312,297     10,349,523
    Washington Trust Bancorp, Inc...............................    47,793      2,476,155
    Waterstone Financial, Inc...................................    93,041      1,540,759
    Webster Financial Corp......................................   242,976     12,909,315
    Wellesley Bank..............................................     5,320        178,486
    Wells Fargo & Co............................................ 4,070,914    197,072,947
    WesBanco, Inc...............................................   172,235      6,944,515
    West Bancorporation, Inc....................................    55,086      1,155,153
#   Westamerica Bancorporation..................................    72,997      4,687,867
*   Western Alliance Bancorp....................................   317,203     15,155,959
    Western New England Bancorp, Inc............................    94,346        911,382
    Westwood Holdings Group, Inc................................    25,934        811,475
#   White Mountains Insurance Group, Ltd........................    10,948     10,280,610
    Willis Towers Watson P.L.C..................................   101,246     18,663,688
    Wintrust Financial Corp.....................................   168,342     12,827,660
#   WisdomTree Investments, Inc.................................   395,914      2,850,581
#*  World Acceptance Corp.......................................    32,748      4,256,913
    WR Berkley Corp.............................................   353,023     21,640,310
#   WSFS Financial Corp.........................................   183,815      7,937,132
#   WVS Financial Corp..........................................     2,157         36,798
#   Zions Bancorp NA............................................   271,529     13,394,526
                                                                           --------------
TOTAL FINANCIALS................................................            4,649,906,915
                                                                           --------------
HEALTH CARE -- (10.2%)
    Abbott Laboratories.........................................   833,213     66,290,426
    AbbVie, Inc.................................................   469,044     37,237,403
#*  Abeona Therapeutics, Inc....................................     5,202         40,055
*   ABIOMED, Inc................................................    28,520      7,911,733
#*  Acadia Healthcare Co., Inc..................................   288,618      9,241,548
#*  Accuray, Inc................................................    39,088        161,824
#*  Acer Therapeutics, Inc......................................     4,783         93,603
*   Achillion Pharmaceuticals, Inc..............................   448,234      1,326,773
#*  Aclaris Therapeutics, Inc...................................    72,730        458,199
#*  Acorda Therapeutics, Inc....................................   162,913      1,702,441
#*  Addus HomeCare Corp.........................................    34,106      2,315,797
*   Aduro Biotech, Inc..........................................    74,055        302,885
#*  Adverum Biotechnologies, Inc................................   188,597      1,216,451
#*  Aeglea BioTherapeutics, Inc.................................    63,150        432,578
*   Affimed NV..................................................    86,693        286,087
    Agilent Technologies, Inc...................................   255,382     20,047,487
#*  Agios Pharmaceuticals, Inc..................................    25,669      1,435,410
#*  Akebia Therapeutics, Inc....................................   120,707        729,070
#*  Akorn, Inc..................................................   303,281        818,859
*   Albireo Pharma, Inc.........................................    17,364        597,669
#*  Alder Biopharmaceuticals, Inc...............................   102,696      1,395,639
*   Aldeyra Therapeutics, Inc...................................    21,040        174,001
*   Alexion Pharmaceuticals, Inc................................   167,651     22,822,331
*   Align Technology, Inc.......................................   109,439     35,532,655

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
*   Alkermes P.L.C..............................................  90,700 $ 2,750,024
*   Allena Pharmaceuticals, Inc.................................  39,972     246,627
    Allergan P.L.C.............................................. 209,921  30,858,387
*   Allied Healthcare Products, Inc.............................   3,482       5,989
#*  Allscripts Healthcare Solutions, Inc........................ 581,686   5,741,241
#*  Alnylam Pharmaceuticals, Inc................................  57,958   5,177,968
#*  Alphatec Holdings, Inc......................................  30,561     129,884
#*  Alpine Immune Sciences, Inc.................................  16,641     105,837
#*  AMAG Pharmaceuticals, Inc...................................  29,182     325,671
*   Amedisys, Inc...............................................  82,293  10,518,691
#*  American Renal Associates Holdings, Inc.....................  14,460      99,485
*   American Shared Hospital Services...........................   4,179      11,659
    AmerisourceBergen Corp...................................... 279,308  20,881,066
    Amgen, Inc.................................................. 432,973  77,640,718
*   AMN Healthcare Services, Inc................................ 214,398  11,161,560
*   Amphastar Pharmaceuticals, Inc.............................. 120,655   2,604,941
#*  AnaptysBio, Inc.............................................  48,196   3,504,813
*   AngioDynamics, Inc.......................................... 115,064   2,363,415
#*  ANI Pharmaceuticals, Inc....................................  37,794   2,682,618
#*  Anika Therapeutics, Inc.....................................  48,158   1,533,832
    Anthem, Inc................................................. 221,103  58,156,722
#*  Apollo Endosurgery, Inc.....................................  39,020     145,545
*   Applied Genetic Technologies Corp...........................  47,982     214,480
#*  Aptevo Therapeutics, Inc....................................  63,129      45,958
#   Apyx Medical Corp...........................................  55,108     274,989
#*  AquaBounty Technologies Inc.................................   9,803      21,763
*   Aquinox Pharmaceuticals, Inc................................  45,062     119,865
*   Aratana Therapeutics, Inc................................... 131,780     619,366
*   Aravive, Inc................................................  15,571      99,499
*   Ardelyx, Inc................................................ 179,035     608,719
#*  Arena Pharmaceuticals, Inc.................................. 104,842   4,796,521
#*  ArQule, Inc.................................................  11,444      68,321
#*  Array BioPharma Inc.........................................  57,373   1,297,204
*   Assembly Biosciences, Inc...................................  37,135     585,990
#*  Assertio Therapeutics, Inc.................................. 203,743     849,608
#*  Atara Biotherapeutics, Inc..................................  97,265   3,268,104
#   Atrion Corp.................................................   4,902   4,313,760
*   Audentes Therapeutics, Inc..................................  90,978   3,438,059
#*  Avanos Medical, Inc......................................... 164,993   6,921,456
    Baxter International, Inc................................... 216,549  16,522,689
    Becton Dickinson and Co.....................................  66,640  16,042,914
*   Bellicum Pharmaceuticals, Inc...............................  20,753      63,297
*   Biogen, Inc.................................................  96,410  22,101,028
#*  Biolase, Inc................................................   9,080      18,614
*   BioMarin Pharmaceutical, Inc................................  91,526   7,828,219
*   Bio-Rad Laboratories, Inc., Class A.........................  40,330  12,136,507
#*  BioScrip, Inc............................................... 273,365     524,861
*   BioSpecifics Technologies Corp..............................  18,057   1,209,819
    Bio-Techne Corp.............................................  56,845  11,629,919
#*  BioTelemetry, Inc...........................................  90,556   4,926,246
#*  Bluebird Bio, Inc...........................................  36,077   5,116,801
*   Boston Scientific Corp...................................... 429,639  15,948,200
    Bristol-Myers Squibb Co..................................... 746,699  34,669,235
*   Brookdale Senior Living, Inc................................ 631,055   3,899,920
    Bruker Corp................................................. 250,834   9,682,192
*   Caladrius Biosciences, Inc..................................  20,846      63,163
#*  Calithera Biosciences, Inc.................................. 110,827     682,694
#*  Cambrex Corp................................................ 137,802   5,928,242
#   Cantel Medical Corp.........................................  79,179   5,458,600

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
HEALTH CARE -- (Continued)
#*  Capital Senior Living Corp..................................   122,723 $   515,437
    Cardinal Health, Inc........................................   317,001  15,441,119
*   Cardiovascular Systems, Inc.................................    29,839   1,060,478
*   Castlight Health, Inc., Class B.............................   215,011     801,991
#*  Catabasis Pharmaceuticals, Inc..............................    20,797     156,185
*   Catalent, Inc...............................................   413,669  18,540,645
#*  Catalyst Biosciences, Inc...................................    29,430     256,630
#*  Catalyst Pharmaceuticals, Inc...............................    29,055     166,776
*   Celgene Corp................................................   231,027  21,869,016
#*  Celldex Therapeutics, Inc...................................    87,898     321,707
#*  Cellular Biomedicine Group, Inc.............................     1,100      19,008
#*  Celsion Corp................................................    18,943      41,675
*   Centene Corp................................................   466,882  24,072,436
*   Cerner Corp.................................................   458,847  30,490,383
*   Charles River Laboratories International, Inc...............   153,624  21,579,563
*   Chembio Diagnostics, Inc....................................     8,442      60,867
    Chemed Corp.................................................    41,634  13,605,159
*   ChemoCentryx, Inc...........................................    20,878     277,051
*   Chiasma, Inc................................................    51,748     314,628
*   Chimerix, Inc...............................................   146,268     394,924
*   Cigna Corp..................................................   407,290  64,693,944
*   Citius Pharmaceuticals, Inc.................................    13,938      14,356
#*  Clearside Biomedical, Inc...................................    11,588      14,369
>>  Clementia Pharmaceuticals, Inc..............................     1,000       1,350
#*  Cocrystal Pharma, Inc.......................................    56,255     143,450
#*  Collegium Pharmaceutical, Inc...............................    16,463     229,330
#*  Community Health Systems, Inc...............................   369,914   1,272,504
    Computer Programs & Systems, Inc............................    35,295   1,072,615
#*  Concert Pharmaceuticals, Inc................................    76,663     788,096
#*  Conformis, Inc..............................................    15,526      38,504
    CONMED Corp.................................................    76,922   6,156,068
    Cooper Cos., Inc. (The).....................................    43,578  12,634,134
#*  Corcept Therapeutics, Inc...................................   274,763   3,401,566
*   CorVel Corp.................................................    58,563   4,204,823
#*  Corvus Pharmaceuticals, Inc.................................    32,635     138,046
#*  Covetrus, Inc...............................................    72,840   2,394,251
#*  Cross Country Healthcare, Inc...............................   118,938     838,513
*   CryoLife, Inc...............................................    94,011   2,882,377
*   Cumberland Pharmaceuticals, Inc.............................    40,261     225,462
#*  Cutera, Inc.................................................    12,065     214,033
    CVS Health Corp............................................. 1,180,741  64,208,696
*   Cymabay Therapeutics, Inc...................................   121,209   1,552,687
*   CynergisTek, Inc............................................    11,534      54,787
*   CytomX Therapeutics, Inc....................................     7,597      72,247
    Danaher Corp................................................   268,641  35,578,814
*   DaVita, Inc.................................................   296,876  16,399,430
#*  Deciphera Pharmaceuticals, Inc..............................    98,390   2,262,970
    DENTSPLY SIRONA, Inc........................................   294,418  15,053,592
#*  Dermira, Inc................................................    33,759     374,387
#*  DexCom, Inc.................................................    26,040   3,152,663
    Digirad Corp................................................    23,800      17,188
#*  Diplomat Pharmacy, Inc......................................   244,348   1,363,462
#*  Eagle Pharmaceuticals, Inc..................................    15,105     776,548
*   Edwards Lifesciences Corp...................................    79,326  13,966,929
#*  Eiger BioPharmaceuticals, Inc...............................     5,010      54,759
*   Elanco Animal Health, Inc...................................   159,904   5,036,976
*   Electromed, Inc.............................................     8,494      48,416
    Eli Lilly & Co..............................................   335,126  39,223,147
#*  Emergent BioSolutions, Inc..................................   137,350   7,098,248

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
HEALTH CARE -- (Continued)
*   Enanta Pharmaceuticals, Inc.................................    31,130 $ 2,714,225
    Encompass Health Corp.......................................   363,885  23,452,388
#*  Endo International P.L.C....................................   736,854   5,526,405
#*  Enochian Biosciences, Inc...................................    24,620     151,413
    Ensign Group, Inc. (The)....................................   169,224   8,718,420
#*  Enzo Biochem, Inc...........................................   204,110     708,262
#*  Epizyme, Inc................................................    20,953     260,027
#*  Evolent Health, Inc., Class A...............................   265,271   3,594,422
#*  Exact Sciences Corp.........................................    33,166   3,273,153
*   Exelixis, Inc...............................................   469,222   9,224,905
#*  Eyenovia, Inc...............................................    10,310      57,839
#*  Five Prime Therapeutics, Inc................................   111,352   1,233,780
#*  Five Star Senior Living, Inc................................     2,044       1,288
#*  Flexion Therapeutics, Inc...................................    16,066     170,300
*   FONAR Corp..................................................    17,731     351,783
*   Fulgent Genetics, Inc.......................................    30,974     205,977
#*  G1 Therapeutics, Inc........................................    27,042     578,699
#*  Genomic Health, Inc.........................................    14,655     942,756
    Gilead Sciences, Inc........................................ 1,079,751  70,227,005
#*  Global Blood Therapeutics, Inc..............................   108,061   5,986,579
*   Globus Medical, Inc., Class A...............................   190,435   8,586,714
#*  GlycoMimetics, Inc..........................................   106,811   1,299,890
#*  Guardant Health, Inc........................................    20,121   1,318,127
*   Haemonetics Corp............................................   113,330   9,891,442
*   Halozyme Therapeutics, Inc..................................   136,210   2,197,067
*   Hanger, Inc.................................................    63,789   1,267,487
*   Harvard Bioscience, Inc.....................................   104,293     403,614
    HCA Healthcare, Inc.........................................    64,579   8,216,386
#*  HealthEquity, Inc...........................................    66,370   4,496,567
*   HealthStream, Inc...........................................    82,384   2,156,813
#*  Heat Biologics, Inc.........................................    10,408      11,032
#*  Henry Schein, Inc...........................................   182,101  11,665,390
#*  Heska Corp..................................................     9,835     763,786
    Hill-Rom Holdings, Inc......................................   157,154  15,938,559
*   HMS Holdings Corp...........................................   207,692   6,320,068
*   Hologic, Inc................................................   620,777  28,791,637
*   Horizon Pharma P.L.C........................................   482,570  12,320,012
#*  HTG Molecular Diagnostics, Inc..............................     6,406      16,015
    Humana, Inc.................................................   142,613  36,424,786
#*  Icad, Inc...................................................     9,255      48,126
*   ICU Medical, Inc............................................    42,941   9,769,077
*   IDEXX Laboratories, Inc.....................................    57,480  13,335,360
*   Illumina, Inc...............................................    25,762   8,037,744
*   ImmuCell Corp...............................................     5,940      37,422
*   Incyte Corp.................................................    61,966   4,758,989
#*  Infinity Pharmaceuticals, Inc...............................   127,833     212,203
*   InfuSystem Holdings, Inc....................................    48,515     208,615
#*  Innoviva, Inc...............................................   225,749   3,167,258
#*  Inogen, Inc.................................................    29,860   2,606,778
#*  Inovalon Holdings, Inc., Class A............................    57,620     779,599
#*  Inovio Pharmaceuticals, Inc.................................   121,355     456,295
#*  Insmed, Inc.................................................   104,408   3,178,180
#*  Inspire Medical Systems, Inc................................    27,628   1,428,091
#*  Insulet Corp................................................    16,551   1,427,524
*   Integer Holdings Corp.......................................    74,575   5,152,387
#*  Integra LifeSciences Holdings Corp..........................   188,531   9,839,433
#*  Intellia Therapeutics, Inc..................................   114,871   1,766,716
#*  Intra-Cellular Therapies, Inc...............................   142,678   1,879,069
#*  IntriCon Corp...............................................    16,960     396,355

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
HEALTH CARE -- (Continued)
*   Intuitive Surgical, Inc.....................................    26,157 $ 13,356,549
#   Invacare Corp...............................................   114,087      844,244
#*  Invitae Corp................................................    18,263      431,372
#*  Ionis Pharmaceuticals, Inc..................................    39,537    2,938,785
#*  Iovance Biotherapeutics, Inc................................   129,149    1,472,299
*   IQVIA Holdings, Inc.........................................   187,855   26,093,059
#*  iRadimed Corp...............................................     2,040       51,020
*   IRIDEX Corp.................................................    15,485       76,960
#*  Ironwood Pharmaceuticals Inc................................     5,611       66,715
    IVERIC bio, Inc.............................................    61,178       84,426
*   Jazz Pharmaceuticals P.L.C..................................    85,223   11,059,389
    Johnson & Johnson........................................... 1,566,116  221,135,579
#*  Jounce Therapeutics, Inc....................................    53,359      303,079
#*  Kala Pharmaceuticals, Inc...................................    21,798      169,152
*   KalVista Pharmaceuticals, Inc...............................     8,715      200,445
#*  Karyopharm Therapeutics, Inc................................   122,197      570,660
    Kewaunee Scientific Corp....................................     6,314      142,949
*   Kindred Biosciences, Inc....................................    92,842      825,365
#*  Kura Oncology, Inc..........................................    63,300      958,362
*   Laboratory Corp. of America Holdings........................   135,098   21,604,872
#*  Lannett Co., Inc............................................   101,012      776,782
*   Lantheus Holdings, Inc......................................   138,336    3,342,198
#   LeMaitre Vascular, Inc......................................    51,935    1,499,883
#*  LHC Group, Inc..............................................   105,170   11,685,439
#*  Ligand Pharmaceuticals, Inc.................................    34,221    4,306,713
#*  Lipocine, Inc...............................................    54,181       99,693
*   LivaNova P.L.C..............................................   114,724    7,903,336
    Luminex Corp................................................   113,846    2,596,827
*   MacroGenics, Inc............................................   125,711    2,108,173
*   Magellan Health, Inc........................................    85,425    5,979,750
#*  Mallinckrodt P.L.C..........................................   286,218    4,424,930
#*  Marinus Pharmaceuticals, Inc................................    12,359       61,053
*   Masimo Corp.................................................   126,336   16,442,630
    McKesson Corp...............................................   219,260   26,146,755
#*  Medidata Solutions, Inc.....................................    28,090    2,537,651
*   MEDNAX, Inc.................................................   195,097    5,456,863
#*  Medpace Holdings, Inc.......................................    95,596    5,369,627
    Medtronic P.L.C.............................................   589,488   52,352,429
*   MEI Pharma, Inc.............................................    83,632      262,604
#*  Melinta Therapeutics, Inc...................................    31,392      137,497
    Merck & Co., Inc............................................ 1,242,111   97,766,557
    Meridian Bioscience, Inc....................................   121,128    1,394,183
*   Merit Medical Systems, Inc..................................   111,934    6,288,452
#*  Merrimack Pharmaceuticals, Inc..............................    44,194      289,029
#   Mesa Laboratories, Inc......................................     6,939    1,642,392
*   Mettler-Toledo International, Inc...........................    25,652   19,117,410
*   Micron Solutions, Inc.......................................     1,790        5,003
#   Millendo Therapeutics, Inc..................................     5,290       82,207
#*  Minerva Neurosciences, Inc..................................   112,436      828,653
#*  Mirati Therapeutics, Inc....................................    28,811    1,713,966
#*  Misonix, Inc................................................     8,260      143,228
#*  Molecular Templates, Inc....................................    25,750      189,263
#*  Moleculin Biotech, Inc......................................     6,409        8,652
*   Molina Healthcare, Inc......................................   172,383   22,346,008
*   Momenta Pharmaceuticals, Inc................................   205,255    2,871,517
#*  MTBC, Inc...................................................     7,313       37,881
*   Mylan NV....................................................   696,847   18,807,901
#*  Myriad Genetics, Inc........................................   193,800    6,100,824
#*  Nabriva Therapeutics P.L.C..................................    73,941      221,084

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
HEALTH CARE -- (Continued)
#*  NantHealth, Inc.............................................    17,778 $     12,267
    National HealthCare Corp....................................    46,281    3,490,976
    National Research Corp......................................    38,542    1,525,492
#*  Natus Medical, Inc..........................................    87,692    2,346,638
#*  Nektar Therapeutics.........................................   128,151    4,103,395
*   Neogen Corp.................................................    91,316    5,539,229
#*  NeoGenomics, Inc............................................    89,684    1,868,118
*   Neurocrine Biosciences, Inc.................................    39,964    2,886,999
*   Neurotrope, Inc.............................................    14,621       94,013
#*  NewLink Genetics Corp.......................................    10,777       18,429
*   NextGen Healthcare, Inc.....................................   177,439    3,334,079
#*  Novus Therapeutics, Inc.....................................     6,211       16,459
*   NuVasive, Inc...............................................   157,022    9,515,533
#*  Nuvectra Corp...............................................    37,240      351,546
*   ObsEva SA...................................................     6,228       86,569
*   Omnicell, Inc...............................................    85,901    6,903,004
#*  Opiant Pharmaceuticals, Inc.................................     1,600       18,640
#*  OPKO Health, Inc............................................   442,265    1,057,013
#*  OraSure Technologies, Inc...................................   152,638    1,443,955
*   Orthofix Medical, Inc.......................................    51,702    2,832,753
#*  Otonomy, Inc................................................    84,471      226,382
#*  Ovid therapeutics, Inc......................................    21,461       43,780
#   Owens & Minor, Inc..........................................   194,402      662,911
*   Pacira BioSciences, Inc.....................................    40,189    1,600,326
#   Patterson Cos., Inc.........................................   300,856    6,570,695
#*  PDL BioPharma, Inc..........................................   490,031    1,602,401
#*  Penumbra, Inc...............................................     9,215    1,239,417
#   PerkinElmer, Inc............................................   127,578   12,227,076
#   Perrigo Co. P.L.C...........................................   154,739    7,415,093
#*  PetIQ, Inc..................................................    57,394    1,576,613
*   Pfenex, Inc.................................................    78,124      452,338
    Pfizer, Inc................................................. 5,075,393  206,111,710
    Phibro Animal Health Corp., Class A.........................    51,468    1,786,454
*   Pieris Pharmaceuticals, Inc.................................    35,552      106,300
#*  PolarityTE, Inc.............................................     8,595       77,699
*   PRA Health Sciences, Inc....................................   125,579   12,158,559
#*  Premier, Inc., Class A......................................   237,313    7,885,911
#*  Prestige Consumer Healthcare, Inc...........................   177,228    5,214,048
*   Pro-Dex, Inc................................................     6,861      117,872
#*  Progenics Pharmaceuticals, Inc..............................   110,673      568,859
    ProPhase Labs, Inc..........................................     8,768       26,129
#*  Protagonist Therapeutics, Inc...............................    56,331      581,899
#*  Prothena Corp. P.L.C........................................   127,897    1,330,129
*   Providence Service Corp. (The)..............................    44,020    2,919,847
    Psychemedics Corp...........................................     3,911       44,937
*   PTC Therapeutics, Inc.......................................    39,888    1,492,609
    Quest Diagnostics, Inc......................................   214,056   20,630,717
#*  Quidel Corp.................................................    64,716    4,137,941
#*  Quorum Health Corp..........................................    88,839      182,120
*   Ra Pharmaceuticals, Inc.....................................    26,179      581,174
#*  RadNet, Inc.................................................    86,100    1,042,671
*   Regeneron Pharmaceuticals, Inc..............................    21,372    7,333,588
#*  REGENXBIO, Inc..............................................    94,607    4,768,193
#*  Repligen Corp...............................................    95,975    6,466,795
#   ResMed, Inc.................................................   101,037   10,559,377
#*  Retrophin, Inc..............................................   106,464    2,031,333
#*  Revance Therapeutics, Inc...................................     3,972       52,589
#*  Rhythm Pharmaceuticals, Inc.................................    22,297      563,668
#*  Rigel Pharmaceuticals, Inc..................................   343,376      765,728

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
#*  Rocket Pharmaceuticals, Inc.................................   3,755 $     69,693
*   RTI Surgical Holdings, Inc.................................. 203,148    1,099,031
#*  Sage Therapeutics, Inc......................................  15,323    2,577,788
#*  Sangamo Therapeutics, Inc................................... 297,769    3,480,920
#*  Sarepta Therapeutics, Inc...................................  17,049    1,993,710
*   Savara, Inc.................................................   9,459      101,022
*   SeaSpine Holdings Corp......................................  43,769      644,717
#*  Seattle Genetics, Inc.......................................  48,429    3,282,518
*   Select Medical Holdings Corp................................ 520,233    7,475,748
*   Sensus Healthcare, Inc......................................  14,421       92,727
#*  Sesen Bio, Inc..............................................  38,860       48,186
*   Sharps Compliance Corp......................................  17,834       60,279
#*  Sierra Oncology, Inc........................................  51,030       76,545
    Simulations Plus, Inc.......................................   4,400       99,132
#*  Soleno Therapeutics, Inc....................................  20,739       41,685
#*  Spark Therapeutics, Inc.....................................  54,956    5,863,256
#*  Spectrum Pharmaceuticals, Inc............................... 203,801    1,909,615
#*  Spero Therapeutics, Inc.....................................   7,170       80,161
#*  Spring Bank Pharmaceuticals, Inc............................   7,906       58,583
#*  STAAR Surgical Co...........................................  14,455      469,498
    SteadyMed, Ltd..............................................       0            0
*   STERIS P.L.C................................................  96,301   12,613,505
#*  Strata Skin Sciences, Inc...................................  15,712       41,794
    Stryker Corp................................................  90,871   17,166,441
#*  Supernus Pharmaceuticals, Inc............................... 139,838    5,136,250
#*  Surgery Partners, Inc.......................................  12,803      138,656
#*  Surmodics, Inc..............................................  43,052    1,870,179
#*  Syndax Pharmaceuticals, Inc.................................  58,949      421,485
#*  Syneos Health, Inc.......................................... 211,249    9,913,916
#*  Synlogic, Inc...............................................  56,657      486,117
#*  Syros Pharmaceuticals, Inc..................................  40,911      295,787
#   Taro Pharmaceutical Industries, Ltd.........................  58,647    6,299,274
#*  Teladoc Health, Inc.........................................  14,931      849,275
    Teleflex, Inc...............................................  65,427   18,723,899
#*  Tenet Healthcare Corp....................................... 388,454    8,507,143
#*  Tetraphase Pharmaceuticals, Inc............................. 149,190      158,141
    Thermo Fisher Scientific, Inc............................... 228,657   63,440,885
#*  Tivity Health, Inc.......................................... 167,676    3,625,155
#*  TransEnterix, Inc...........................................  42,825       85,650
#*  Trevena, Inc................................................ 217,480      319,696
*   Triple-S Management Corp., Class B..........................  88,073    2,001,019
#*  Ultragenyx Pharmaceutical Inc...............................  14,443      953,238
*   United Therapeutics Corp.................................... 191,881   19,681,234
    UnitedHealth Group, Inc..................................... 617,082  143,823,302
    Universal Health Services, Inc., Class B.................... 138,443   17,564,263
#   US Physical Therapy, Inc....................................  37,464    4,364,181
    Utah Medical Products, Inc..................................   8,875      749,050
#*  Vanda Pharmaceuticals, Inc.................................. 137,434    2,238,800
*   Varex Imaging Corp.......................................... 109,907    3,609,346
*   Varian Medical Systems, Inc.................................  66,807    9,097,109
*   Vaxart, Inc.................................................  13,900       10,146
#*  VBI Vaccines, Inc...........................................  41,641       79,118
*   Veeva Systems, Inc., Class A................................  60,363    8,442,973
#*  Verastem, Inc............................................... 144,666      308,139
*   Vertex Pharmaceuticals, Inc.................................  24,537    4,146,262
*   Vical, Inc..................................................   4,500        5,400
#*  ViewRay, Inc................................................  39,142      272,428
#*  Viking Therapeutics, Inc.................................... 102,537      802,865
*   Waters Corp.................................................  64,828   13,843,371

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
HEALTH CARE -- (Continued)
*   WellCare Health Plans, Inc..................................  81,449 $   21,042,349
    West Pharmaceutical Services, Inc...........................  88,613     10,969,403
#*  Wright Medical Group NV.....................................  98,308      2,906,968
#*  XBiotech, Inc...............................................  14,770        131,601
#*  Xencor, Inc................................................. 142,996      4,391,407
    Xenon Pharmaceuticals, Inc..................................  11,120        103,305
*   Zafgen, Inc.................................................  62,653        160,392
    Zimmer Biomet Holdings, Inc................................. 158,302     19,496,474
    Zoetis, Inc................................................. 231,432     23,569,035
#*  Zogenix, Inc................................................ 110,041      4,290,499
#*  Zynerba Pharmaceuticals, Inc................................   7,863         98,445
                                                                         --------------
TOTAL HEALTH CARE...............................................          2,981,905,596
                                                                         --------------
INDUSTRIALS -- (13.3%)
    3M Co....................................................... 320,084     60,659,119
#   AAON, Inc................................................... 144,211      7,240,834
    AAR Corp.................................................... 120,220      4,059,829
#   ABM Industries, Inc......................................... 217,821      8,270,663
*   Acacia Research Corp........................................  80,906        257,281
    ACCO Brands Corp............................................ 348,841      3,188,407
    Acme United Corp............................................   7,309        151,077
#   Actuant Corp., Class A...................................... 160,352      4,101,804
    Acuity Brands, Inc..........................................  83,144     12,166,462
*   Advanced Disposal Services, Inc............................. 174,541      5,644,656
    Advanced Drainage Systems, Inc.............................. 120,583      3,382,353
*   AECOM....................................................... 357,135     12,106,876
*   Aegion Corp.................................................  89,592      1,783,777
*   AeroCentury Corp............................................   1,459         16,224
#*  Aerojet Rocketdyne Holdings, Inc............................ 202,908      6,870,465
#*  Aerovironment, Inc..........................................  61,675      4,228,438
    AGCO Corp................................................... 226,129     16,005,411
#   Air Lease Corp.............................................. 345,744     13,331,889
#*  Air T, Inc..................................................   4,249        119,652
*   Air Transport Services Group, Inc........................... 306,573      7,213,663
    Aircastle, Ltd.............................................. 256,025      5,100,018
#   Alamo Group, Inc............................................  31,445      3,258,960
    Alaska Air Group, Inc....................................... 291,413     18,038,465
    Albany International Corp., Class A.........................  89,530      6,622,534
#   Allegiant Travel Co.........................................  55,123      8,096,466
    Allegion P.L.C.............................................. 160,684     15,944,673
    Allied Motion Technologies, Inc.............................  38,843      1,422,042
    Allison Transmission Holdings, Inc.......................... 336,464     15,766,703
*   Alpha Pro Tech, Ltd.........................................  28,782        102,176
    Altra Industrial Motion Corp................................ 147,273      5,521,265
#   AMERCO......................................................  36,617     13,664,366
*   Ameresco, Inc., Class A.....................................  69,686      1,049,471
#   American Airlines Group, Inc................................ 206,910      7,072,184
#*  American Superconductor Corp................................     952         10,510
#*  American Woodmark Corp......................................  65,428      5,883,940
    AMETEK, Inc................................................. 294,465     25,962,979
*   AMREP Corp..................................................  14,457         80,670
#   AO Smith Corp............................................... 303,142     15,936,175
#   Apogee Enterprises, Inc.....................................  93,540      3,769,662
    Applied Industrial Technologies, Inc........................ 132,507      7,942,470
*   ARC Document Solutions, Inc................................. 130,947        311,654
*   ARC Group Worldwide, Inc....................................  11,967          8,975
#   ArcBest Corp................................................  42,847      1,309,404
    Arconic, Inc................................................ 628,879     13,508,321
    Arcosa, Inc................................................. 133,590      4,158,657

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
#   Argan, Inc..................................................  74,946 $ 3,583,918
*   Armstrong Flooring, Inc..................................... 103,177   1,495,035
    Armstrong World Industries, Inc............................. 142,770  12,373,876
*   Arotech Corp................................................  67,196     194,868
*   ASGN, Inc................................................... 168,848  10,644,178
#   Astec Industries, Inc.......................................  75,894   2,558,387
*   Astronics Corp..............................................  63,232   2,108,155
#*  Astronics Corp., Class B....................................  38,887   1,294,937
*   Atkore International Group, Inc............................. 180,927   4,479,753
#*  Atlas Air Worldwide Holdings, Inc...........................  87,660   4,233,101
#*  Avalon Holdings Corp., Class A..............................   7,402      17,395
#*  Avis Budget Group, Inc...................................... 279,032   9,919,588
#*  Axon Enterprise, Inc........................................  83,074   5,275,199
    AZZ, Inc....................................................  73,396   3,485,576
#*  Babcock & Wilcox Enterprises, Inc........................... 600,740     209,718
    Barnes Group, Inc........................................... 144,417   8,032,474
    Barrett Business Services, Inc..............................  22,529   1,641,463
#*  Beacon Roofing Supply, Inc.................................. 239,152   9,006,464
    BG Staffing, Inc............................................  23,826     556,814
*   BMC Stock Holdings, Inc..................................... 226,257   4,656,369
    Boeing Co. (The)............................................ 219,736  82,992,090
    Brady Corp., Class A........................................ 134,258   6,550,448
#   Briggs & Stratton Corp...................................... 256,451   3,128,702
#   Brink's Co. (The)........................................... 183,297  14,650,929
#*  Broadwind Energy, Inc.......................................  19,832      39,466
*   Builders FirstSource, Inc................................... 385,027   5,305,672
#   BWX Technologies, Inc....................................... 193,548   9,890,303
#*  CAI International, Inc......................................  70,205   1,743,190
    Carlisle Cos., Inc.......................................... 103,718  14,667,800
*   Casella Waste Systems, Inc., Class A........................ 110,876   4,137,892
    Caterpillar, Inc............................................ 494,234  68,906,104
*   CBIZ, Inc................................................... 176,820   3,414,394
#*  CECO Environmental Corp..................................... 107,924     837,490
*   Celadon Group, Inc..........................................  71,433     182,154
    CH Robinson Worldwide, Inc.................................. 166,187  13,461,147
*   Chart Industries, Inc....................................... 106,930   9,438,711
    Chicago Rivet & Machine Co..................................     653      18,610
#*  Cimpress NV.................................................  61,446   5,554,718
#   Cintas Corp.................................................  93,919  20,393,572
#*  CIRCOR International, Inc...................................  66,266   2,234,490
#*  Civeo Corp.................................................. 356,347     716,257
*   Clean Harbors, Inc.......................................... 195,185  14,834,060
#*  Colfax Corp................................................. 274,471   8,280,790
    Columbus McKinnon Corp......................................  63,373   2,494,361
    Comfort Systems USA, Inc.................................... 127,256   6,884,550
*   Command Center, Inc.........................................   1,400       8,120
*   Commercial Vehicle Group, Inc............................... 147,761   1,318,028
    CompX International, Inc....................................   9,138     142,279
*   Construction Partners, Inc., Class A........................  15,979     209,325
*   Continental Building Products, Inc.......................... 152,572   3,913,472
*   Continental Materials Corp..................................   1,019      18,844
    Copa Holdings SA, Class A...................................  82,408   6,861,290
#*  Copart, Inc................................................. 331,246  22,299,481
#   Costamare, Inc.............................................. 203,909   1,231,610
*   CoStar Group, Inc...........................................  21,363  10,601,389
#   Covanta Holding Corp........................................ 675,659  12,209,158
*   Covenant Transportation Group, Inc., Class A................  54,046   1,055,518
*   CPI Aerostructures, Inc.....................................  27,297     172,790
    CRA International, Inc......................................  21,532   1,121,387

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
    Crane Co....................................................   141,893 $12,068,000
*   CSW Industrials, Inc........................................    50,720   3,040,664
    CSX Corp....................................................   786,149  62,601,045
#   Cubic Corp..................................................    91,414   5,190,487
    Cummins, Inc................................................   270,856  45,040,644
    Curtiss-Wright Corp.........................................   142,599  16,247,730
    Deere & Co..................................................   186,094  30,822,749
    Delta Air Lines, Inc........................................ 1,138,794  66,380,302
#   Deluxe Corp.................................................   174,643   7,810,035
*   DLH Holdings Corp...........................................    24,977     156,106
#   Donaldson Co., Inc..........................................   234,825  12,572,530
    Douglas Dynamics, Inc.......................................   107,651   4,064,902
    Dover Corp..................................................   240,023  23,531,855
*   Ducommun, Inc...............................................    28,543   1,158,275
*   DXP Enterprises, Inc........................................    54,911   2,355,133
#*  Dycom Industries, Inc.......................................   133,264   6,608,562
#*  Eagle Bulk Shipping, Inc....................................    82,273     448,388
    Eastern Co. (The)...........................................    16,904     484,469
    Eaton Corp. P.L.C...........................................   282,490  23,395,822
#*  Echo Global Logistics, Inc..................................    94,422   2,166,041
#   Ecology and Environment, Inc., Class A......................     3,767      43,283
    EMCOR Group, Inc............................................   183,159  15,410,998
    Emerson Electric Co.........................................   354,519  25,167,304
    Encore Wire Corp............................................    72,027   4,270,481
    EnerSys.....................................................   125,868   8,708,807
    Ennis, Inc..................................................    82,957   1,674,072
*   Enphase Energy Inc..........................................    12,349     123,984
    EnPro Industries, Inc.......................................    72,206   5,366,350
    Equifax, Inc................................................   136,053  17,135,875
    ESCO Technologies, Inc......................................    71,893   5,391,975
    Espey Manufacturing & Electronics Corp......................     4,614     115,085
#   EVI Industries, Inc.........................................       100       3,650
#*  Evoqua Water Technologies Corp..............................    26,247     357,484
#*  ExOne Co. (The).............................................    14,695     130,198
    Expeditors International of Washington, Inc.................   154,794  12,293,739
    Exponent, Inc...............................................   133,552   7,561,714
    Fastenal Co.................................................   258,581  18,242,890
    Federal Signal Corp.........................................   230,431   6,629,500
    FedEx Corp..................................................   280,575  53,157,739
#   Flowserve Corp..............................................   195,158   9,568,597
    Fluor Corp..................................................   201,800   8,017,514
    Forrester Research, Inc.....................................    39,537   2,010,852
#   Fortive Corp................................................   253,056  21,848,855
    Fortune Brands Home & Security, Inc.........................   296,090  15,627,630
    Forward Air Corp............................................   102,184   6,470,291
*   Franklin Covey Co...........................................    39,267   1,119,502
    Franklin Electric Co., Inc..................................   129,582   6,331,377
#*  FreightCar America, Inc.....................................    57,837     400,232
*   FTI Consulting, Inc.........................................   152,362  12,947,723
*   Fuel Tech, Inc..............................................    14,603      38,406
*   Gardner Denver Holdings, Inc................................   258,532   8,725,455
#   GATX Corp...................................................   103,421   7,976,862
#*  Genco Shipping & Trading, Ltd...............................    93,200     941,320
*   Gencor Industries, Inc......................................    36,468     440,169
*   Generac Holdings, Inc.......................................   224,743  12,358,618
    General Dynamics Corp.......................................   147,386  26,340,826
    General Electric Co......................................... 3,481,279  35,404,607
#*  Genesee & Wyoming, Inc., Class A............................   144,596  12,818,435
*   Gibraltar Industries, Inc...................................    86,381   3,426,734

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Global Brass & Copper Holdings, Inc.........................  72,248 $ 3,134,841
*   GMS, Inc.................................................... 136,698   2,408,619
#   Golden Ocean Group, Ltd.....................................  20,259     120,744
*   Goldfield Corp. (The).......................................  86,077     201,420
    Gorman-Rupp Co. (The).......................................  96,262   3,205,525
*   GP Strategies Corp..........................................  61,912     788,140
    Graco, Inc.................................................. 284,783  14,595,129
    GrafTech International, Ltd................................. 115,861   1,326,608
    Graham Corp.................................................  28,775     595,642
#   Granite Construction, Inc................................... 151,684   6,809,095
*   Great Lakes Dredge & Dock Corp.............................. 342,753   3,506,363
#   Greenbrier Cos., Inc. (The)................................. 110,329   3,919,989
    Griffon Corp................................................ 157,775   3,095,545
    H&E Equipment Services, Inc................................. 150,001   4,561,530
    Harris Corp................................................. 192,946  32,511,401
*   Harsco Corp................................................. 264,142   5,980,175
#   Hawaiian Holdings, Inc...................................... 242,269   6,834,408
*   HD Supply Holdings, Inc..................................... 430,992  19,692,024
#   Healthcare Services Group, Inc..............................  92,569   3,133,461
#   Heartland Express, Inc...................................... 328,873   6,472,221
#   HEICO Corp..................................................  89,361   9,430,266
    HEICO Corp., Class A........................................ 142,881  12,777,848
    Heidrick & Struggles International, Inc.....................  64,387   2,303,767
*   Herc Holdings, Inc.......................................... 110,953   5,343,496
*   Heritage-Crystal Clean, Inc.................................  59,582   1,711,791
    Herman Miller, Inc.......................................... 242,157   9,400,535
#*  Hertz Global Holdings, Inc.................................. 256,774   4,668,151
    Hexcel Corp................................................. 305,271  21,585,712
#*  Hill International, Inc..................................... 165,456     438,458
    Hillenbrand, Inc............................................ 261,472  11,248,525
    HNI Corp.................................................... 165,401   6,071,871
    Honeywell International, Inc................................ 379,638  65,916,546
*   Houston Wire & Cable Co.....................................  52,050     322,189
*   Hub Group, Inc., Class A.................................... 107,991   4,489,186
    Hubbell, Inc................................................ 129,899  16,575,112
*   Hudson Global, Inc.......................................... 247,179     393,015
#*  Hudson Technologies, Inc.................................... 376,938     508,866
    Huntington Ingalls Industries, Inc..........................  84,916  18,900,603
    Hurco Cos., Inc.............................................  18,669     734,252
*   Huron Consulting Group, Inc.................................  72,580   3,507,791
    Hyster-Yale Materials Handling, Inc.........................  37,029   2,466,872
    ICF International, Inc......................................  51,293   3,994,186
    IDEX Corp...................................................  94,493  14,803,273
*   IES Holdings, Inc...........................................  26,151     457,904
    Illinois Tool Works, Inc.................................... 158,032  24,594,520
    Ingersoll-Rand P.L.C........................................ 299,887  36,769,145
*   InnerWorkings, Inc.......................................... 227,265     768,156
*   Innovative Solutions & Support, Inc.........................  32,517     120,313
    Insperity, Inc.............................................. 130,500  15,602,580
    Insteel Industries, Inc.....................................  72,830   1,525,060
    Interface, Inc.............................................. 203,890   3,270,396
    ITT, Inc.................................................... 248,892  15,070,411
    Jacobs Engineering Group, Inc............................... 170,138  13,260,556
    JB Hunt Transport Services, Inc............................. 145,316  13,729,456
*   JELD-WEN Holding, Inc....................................... 342,528   6,764,928
*   JetBlue Airways Corp........................................ 880,966  16,341,919
#   John Bean Technologies Corp.................................  73,932   8,116,994
    Johnson Controls International P.L.C........................ 576,292  21,610,950
    Kadant, Inc.................................................  36,866   3,616,186

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
#   Kaman Corp..................................................  91,609 $ 5,671,513
    Kansas City Southern........................................ 127,913  15,751,207
    KAR Auction Services, Inc................................... 438,905  24,789,354
    Kelly Services, Inc., Class A............................... 114,899   2,557,652
    Kelly Services, Inc., Class B...............................     775      18,631
#   Kennametal, Inc............................................. 269,042  10,950,009
#*  KeyW Holding Corp. (The).................................... 163,052   1,849,010
    Kforce, Inc................................................. 108,229   3,898,409
    Kimball International, Inc., Class B........................ 154,728   2,423,040
#*  Kirby Corp.................................................. 145,361  11,878,901
#   Knight-Swift Transportation Holdings, Inc................... 359,120  11,976,652
    Knoll, Inc.................................................. 196,123   4,283,326
    Korn Ferry.................................................. 179,507   8,440,419
#*  Kratos Defense & Security Solutions, Inc.................... 274,113   4,352,914
    L3 Technologies, Inc........................................  88,894  19,430,451
    Landstar System, Inc........................................  89,478   9,749,523
*   Lawson Products, Inc........................................  22,431     736,634
*   LB Foster Co., Class A......................................  32,814     705,173
#   Lennox International, Inc...................................  50,067  13,590,687
*   Limbach Holdings, Inc.......................................  17,434     158,301
#   Lincoln Electric Holdings, Inc.............................. 140,662  12,275,573
#   Lindsay Corp................................................  27,251   2,316,335
    Lockheed Martin Corp........................................ 141,346  47,114,862
*   LS Starrett Co. (The), Class A.............................. 134,057     966,551
#   LSC Communications, Inc..................................... 105,046     734,272
    LSI Industries, Inc......................................... 113,965     387,481
*   Lydall, Inc.................................................  57,610   1,417,782
#   Macquarie Infrastructure Corp............................... 107,613   4,359,403
*   Manitex International, Inc..................................  53,223     406,624
#*  Manitowoc Co., Inc. (The)................................... 115,770   2,067,652
    ManpowerGroup, Inc.......................................... 126,144  12,114,870
    Marten Transport, Ltd....................................... 163,772   3,239,410
    Masco Corp.................................................. 298,935  11,676,401
*   Masonite International Corp.................................  93,417   4,810,041
#*  MasTec, Inc................................................. 272,963  13,825,576
*   Mastech Digital, Inc........................................  17,572     105,432
    Matson, Inc................................................. 171,840   6,806,582
    Matthews International Corp., Class A....................... 107,399   4,302,404
    McGrath RentCorp............................................  93,741   5,811,942
*   Mercury Systems, Inc........................................ 106,468   7,774,293
*   Meritor, Inc................................................ 321,096   7,789,789
#*  Middleby Corp. (The)........................................ 124,811  16,491,277
*   Milacron Holdings Corp...................................... 240,765   3,517,577
    Miller Industries, Inc......................................  16,917     559,614
*   Mistras Group, Inc..........................................  93,881   1,287,108
    Mobile Mini, Inc............................................ 145,080   5,225,782
    Moog, Inc., Class A......................................... 107,607  10,076,319
#*  MRC Global, Inc............................................. 309,414   5,362,145
#   MSA Safety, Inc.............................................  89,764   9,865,961
#   MSC Industrial Direct Co., Inc., Class A.................... 151,674  12,687,530
    Mueller Industries, Inc..................................... 197,549   5,762,504
    Mueller Water Products, Inc., Class A....................... 624,362   6,699,404
    Multi-Color Corp............................................  67,582   3,372,342
*   MYR Group, Inc..............................................  63,726   2,303,695
#   National Presto Industries, Inc.............................  18,263   1,945,009
#   Navigant Consulting, Inc.................................... 144,805   3,305,898
*   Navistar International Corp................................. 158,876   5,424,027
*   NCI Building Systems, Inc................................... 273,187   1,562,630
    Nielsen Holdings P.L.C...................................... 440,896  11,256,075

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE+
                                                                  ------- -----------
INDUSTRIALS -- (Continued)
*    NL Industries, Inc.......................................... 316,582 $ 1,123,866
#    NN, Inc..................................................... 131,084   1,184,999
     Nordson Corp................................................ 129,800  18,944,310
     Norfolk Southern Corp....................................... 273,828  55,866,389
     Northrop Grumman Corp.......................................  96,179  27,883,254
*    Northwest Pipe Co...........................................  17,456     418,420
#*   NOW, Inc.................................................... 380,311   5,560,147
#*   NV5 Global, Inc.............................................  32,070   2,031,314
     nVent Electric P.L.C........................................ 200,418   5,601,683
     Old Dominion Freight Line, Inc.............................. 216,866  32,373,756
#    Omega Flex, Inc.............................................   8,973     759,654
*    Orion Group Holdings, Inc...................................  85,083     220,365
     Oshkosh Corp................................................ 227,905  18,822,674
     Owens Corning............................................... 261,607  13,412,591
     PACCAR, Inc................................................. 587,901  42,134,865
*    PAM Transportation Services, Inc............................  17,066     853,641
*    Pangaea Logistics Solutions, Ltd............................  66,195     227,711
     Parker-Hannifin Corp........................................ 177,870  32,208,700
     Park-Ohio Holdings Corp.....................................  40,401   1,479,889
*    Patrick Industries, Inc..................................... 111,700   5,570,479
*    Patriot Transportation Holding, Inc.........................   7,392     138,009
*>>  Pendrell Corp...............................................       1     153,500
     Pentair P.L.C............................................... 391,140  15,250,549
*    Performant Financial Corp................................... 141,785     273,645
*    Perma-Fix Environmental Services............................  20,738      89,173
*    Perma-Pipe International Holdings, Inc......................  16,930     151,693
*    PGT Innovations, Inc........................................ 260,204   3,814,591
*    PICO Holdings, Inc..........................................  40,315     460,800
#*   Pioneer Power Solutions, Inc................................   8,200      41,246
#    Pitney Bowes, Inc........................................... 358,191   2,546,738
#*   Polar Power, Inc............................................   7,020      30,256
     Powell Industries, Inc......................................  40,237   1,176,932
#*   Power Solutions International, Inc..........................   2,080      19,760
     Preformed Line Products Co..................................  15,573     878,161
     Primoris Services Corp...................................... 171,864   3,767,259
*    Proto Labs, Inc.............................................  45,078   4,949,114
#    Quad/Graphics, Inc.......................................... 164,803   2,012,245
     Quanex Building Products Corp............................... 116,781   1,952,578
     Quanta Services, Inc........................................ 417,610  16,954,966
*    Quest Resource Holding Corp.................................  14,300      29,887
*    Radiant Logistics, Inc...................................... 150,027     981,177
     Raven Industries, Inc....................................... 105,247   4,095,161
     Raytheon Co................................................. 166,053  29,489,352
#*   RBC Bearings, Inc...........................................  57,016   7,842,551
#*   RCM Technologies, Inc.......................................  15,191      60,612
#*   Red Violet, Inc.............................................   3,910      31,084
     Regal Beloit Corp........................................... 121,726  10,356,448
     Republic Services, Inc...................................... 394,156  32,644,000
*    Resideo Technologies, Inc...................................  56,858   1,290,677
     Resources Connection, Inc................................... 101,821   1,635,245
#    REV Group, Inc.............................................. 148,856   1,888,983
#*   Rexnord Corp................................................ 346,718   9,916,135
#*   Roadrunner Transportation Systems, Inc......................   1,035      11,499
     Robert Half International, Inc.............................. 218,423  13,561,884
     Rockwell Automation, Inc.................................... 126,860  22,924,871
#    Rollins, Inc................................................ 231,415   8,948,818
     Roper Technologies, Inc.....................................  48,407  17,411,998
     Rush Enterprises, Inc., Class A............................. 101,189   4,291,425
     Rush Enterprises, Inc., Class B.............................  12,937     543,354

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
    Ryder System, Inc........................................... 225,145 $ 14,184,135
#*  Saia, Inc...................................................  88,327    5,687,376
#   Schneider National, Inc., Class B...........................  26,038      544,194
#   Scorpio Bulkers, Inc........................................ 201,858    1,085,996
#*  Sensata Technologies Holding P.L.C.......................... 385,826   19,268,150
    Servotronics, Inc...........................................   1,473       18,994
*   SIFCO Industries, Inc.......................................   7,118       20,785
    Simpson Manufacturing Co., Inc.............................. 129,555    8,250,062
#*  SiteOne Landscape Supply, Inc...............................  64,621    4,348,993
    SkyWest, Inc................................................ 181,653   11,188,008
#   Snap-on, Inc................................................  71,861   12,092,769
    Southwest Airlines Co....................................... 769,178   41,712,523
*   SP Plus Corp................................................  71,868    2,480,883
    Spartan Motors, Inc......................................... 104,797      974,612
    Spirit AeroSystems Holdings, Inc., Class A.................. 235,393   20,455,652
#*  Spirit Airlines, Inc........................................ 245,559   13,353,498
*   SPX Corp.................................................... 136,492    4,981,958
*   SPX FLOW, Inc............................................... 142,882    5,135,179
    Standex International Corp..................................  36,426    2,406,666
    Stanley Black & Decker, Inc................................. 149,477   21,913,328
    Steelcase, Inc., Class A.................................... 295,033    5,101,121
#*  Stericycle, Inc............................................. 118,761    6,934,455
*   Sterling Construction Co., Inc..............................  87,925    1,192,263
    Sun Hydraulics Corp.........................................  85,034    4,450,680
#*  Sunrun, Inc................................................. 371,466    5,649,998
    Systemax, Inc...............................................  77,695    1,764,453
*   Taylor Devices, Inc.........................................   4,452       52,912
#*  Team, Inc................................................... 190,024    3,211,406
#*  Tecogen, Inc................................................  36,757      137,839
*   Teledyne Technologies, Inc..................................  74,700   18,563,697
    Tennant Co..................................................  60,397    4,009,153
    Terex Corp.................................................. 198,528    6,616,938
    Tetra Tech, Inc............................................. 153,872    9,958,596
*   Textainer Group Holdings, Ltd............................... 157,735    1,512,679
    Textron, Inc................................................ 334,178   17,711,434
*   Thermon Group Holdings, Inc.................................  91,876    2,369,482
    Timken Co. (The)............................................ 202,283    9,699,470
    Titan International, Inc.................................... 190,599    1,320,851
*   Titan Machinery, Inc........................................  72,086    1,239,879
    Toro Co. (The).............................................. 194,335   14,215,605
#*  TPI Composites, Inc......................................... 104,618    3,237,927
*   Transcat, Inc...............................................  24,364      561,590
*   TransDigm Group, Inc........................................  23,075   11,134,149
    TransUnion.................................................. 132,493    9,228,137
#*  Trex Co., Inc............................................... 161,628   11,195,972
*   TriMas Corp................................................. 146,331    4,526,018
*   TriNet Group, Inc........................................... 173,616   10,823,221
#   Trinity Industries, Inc..................................... 413,037    8,905,078
    Triton International, Ltd................................... 261,904    8,629,737
#   Triumph Group, Inc.......................................... 170,939    4,056,382
*   TrueBlue, Inc............................................... 136,808    3,305,281
#*  Tutor Perini Corp........................................... 171,364    3,422,139
*   Twin Disc, Inc..............................................  39,102      740,592
*   Ultralife Corp..............................................  44,133      509,736
    UniFirst Corp...............................................  34,079    5,388,912
    Union Pacific Corp.......................................... 618,468  109,493,575
*   United Continental Holdings, Inc............................ 492,644   43,776,346
    United Parcel Service, Inc., Class B........................ 383,740   40,760,863
*   United Rentals, Inc......................................... 156,204   22,012,268

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                  ------- --------------
INDUSTRIALS -- (Continued)
     United Technologies Corp.................................... 736,666 $  105,055,938
*    Univar, Inc................................................. 204,231      4,560,478
     Universal Forest Products, Inc.............................. 211,207      7,804,099
     Universal Logistics Holdings, Inc...........................  55,212      1,348,277
     US Ecology, Inc.............................................  72,529      4,424,994
*    USA Truck, Inc..............................................  28,309        403,120
     Valmont Industries, Inc.....................................  58,386      7,872,768
*    Vectrus, Inc................................................  35,667      1,446,297
     Verisk Analytics, Inc....................................... 146,280     20,645,959
*    Veritiv Corp................................................  53,181      1,483,218
     Viad Corp...................................................  79,967      4,902,777
#*   Vicor Corp..................................................  42,483      1,593,537
     Virco Manufacturing Corp....................................  31,667        144,085
#*   VirTra, Inc.................................................   3,600         11,520
*    Volt Information Sciences, Inc.............................. 358,231      1,733,838
     VSE Corp....................................................  33,889      1,035,987
     Wabash National Corp........................................ 237,922      3,587,864
*    WABCO Holdings, Inc......................................... 120,105     15,906,706
#    Wabtec Corp................................................. 156,909     11,622,250
*    WageWorks, Inc..............................................  87,432      4,265,807
     Waste Management, Inc....................................... 270,717     29,058,763
     Watsco, Inc.................................................  70,972     11,246,933
     Watsco, Inc., Class B.......................................   4,958        808,898
     Watts Water Technologies, Inc., Class A.....................  73,495      6,290,437
#*   Welbilt, Inc................................................ 339,476      5,713,381
#    Werner Enterprises, Inc..................................... 245,639      8,228,906
*    Wesco Aircraft Holdings, Inc................................ 331,984      2,801,945
*    WESCO International, Inc.................................... 161,304      9,233,041
#*   Willdan Group, Inc..........................................  27,649      1,092,965
*    Williams Industrial Services Group, Inc.....................  23,539         53,434
*    Willis Lease Finance Corp...................................   8,926        443,801
#*   WillScot Corp............................................... 183,265      2,468,580
     Woodward, Inc............................................... 170,996     18,621,464
     WW Grainger, Inc............................................  68,417     19,293,594
#*   XPO Logistics, Inc.......................................... 310,199     21,118,348
     Xylem, Inc.................................................. 316,502     26,396,267
#*   YRC Worldwide, Inc..........................................  88,352        601,677
                                                                          --------------
TOTAL INDUSTRIALS................................................          3,892,238,625
                                                                          --------------
INFORMATION TECHNOLOGY -- (17.4%)
#*   3D Systems Corp............................................. 247,553      2,633,964
*    Acacia Communications, Inc..................................  90,051      5,212,152
     Accenture P.L.C., Class A................................... 364,931     66,661,946
*    ACI Worldwide, Inc.......................................... 283,440     10,067,789
#*   ACM Research, Inc., Class A.................................   4,181         72,039
*>>  Actua Corp..................................................  16,946         12,901
#*   ADDvantage Technologies Group, Inc..........................   7,817         10,162
#*   Adesto Technologies Corp....................................  49,931        318,060
*    Adobe, Inc..................................................  74,188     21,458,879
     ADTRAN, Inc................................................. 157,002      2,691,014
#*   Advanced Energy Industries, Inc............................. 129,143      7,459,300
#*   Advanced Micro Devices, Inc................................. 636,228     17,578,980
#*   Aehr Test Systems...........................................  13,278         21,245
*    Agilysys, Inc...............................................  65,901      1,260,686
*    Airgain, Inc................................................  21,069        336,472
*    Akamai Technologies, Inc.................................... 216,204     17,309,292
#*   Alarm.com Holdings, Inc.....................................  21,327      1,511,658
*    Alithya Group, Inc., Class A................................  39,261        125,635
*    ALJ Regional Holdings, Inc..................................  58,527        103,593

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Alliance Data Systems Corp..................................    86,838 $ 13,902,764
*   Alpha & Omega Semiconductor, Ltd............................    98,949    1,226,968
*   Altair Engineering, Inc., Class A...........................     3,226      127,233
#*  Alteryx, Inc., Class A......................................     4,243      376,100
#*  Ambarella, Inc..............................................    84,310    4,225,617
    Amdocs, Ltd.................................................   152,769    8,414,517
    American Software, Inc., Class A............................    69,802      903,936
*   Amkor Technology, Inc.......................................   794,297    7,196,331
    Amphenol Corp., Class A.....................................   233,564   23,253,632
#*  Amtech Systems, Inc.........................................    49,420      327,160
    Analog Devices, Inc.........................................   221,331   25,727,515
*   Anixter International, Inc..................................   116,150    7,302,350
*   ANSYS, Inc..................................................    89,227   17,470,647
*   Appfolio, Inc., Class A.....................................    19,149    1,859,559
    Apple, Inc.................................................. 3,339,047  670,046,561
    Applied Materials, Inc......................................   808,235   35,618,916
#*  Applied Optoelectronics, Inc................................    42,626      533,678
*   Aquantia Corp...............................................    83,153      790,785
*   Arista Networks, Inc........................................    56,520   17,650,631
#*  Arlo Technologies, Inc......................................   200,292      795,159
*   Arrow Electronics, Inc......................................   191,910   16,218,314
*   Aspen Technology, Inc.......................................   122,340   14,914,469
    AstroNova, Inc..............................................    16,656      416,733
#*  Asure Software, Inc.........................................    20,330      141,497
#*  Atlassian Corp. P.L.C., Class A.............................    15,287    1,683,863
*   Atomera, Inc................................................     3,041        7,907
*   Autodesk, Inc...............................................    52,649    9,382,578
    Automatic Data Processing, Inc..............................   192,314   31,614,498
#*  Avaya Holdings Corp.........................................   260,379    4,968,031
*   Aviat Networks, Inc.........................................    32,377      441,622
*   Avid Technology, Inc........................................   118,902      903,655
    Avnet, Inc..................................................   234,719   11,409,691
    AVX Corp....................................................   287,483    4,688,848
*   Aware, Inc..................................................    51,506      170,485
*   Axcelis Technologies, Inc...................................   106,427    2,265,831
#*  AXT, Inc....................................................   115,490      658,293
    Badger Meter, Inc...........................................   103,506    5,742,513
    Bel Fuse, Inc., Class A.....................................     4,354       89,692
    Bel Fuse, Inc., Class B.....................................    29,674      703,274
#   Belden, Inc.................................................   142,317    7,905,709
    Benchmark Electronics, Inc..................................   110,326    2,982,112
*   BK Technologies Corp........................................    24,446       99,006
*   Black Knight, Inc...........................................   190,166   10,729,166
    Blackbaud, Inc..............................................    79,106    6,272,315
    Booz Allen Hamilton Holding Corp............................   263,412   15,617,697
*   Bottomline Technologies De, Inc.............................    59,841    3,026,159
*   Brightcove, Inc.............................................    18,100      181,543
    Broadcom, Inc...............................................   244,537   77,860,581
    Broadridge Financial Solutions, Inc.........................   137,286   16,217,595
#*  BroadVision, Inc............................................     6,453        7,808
#   Brooks Automation, Inc......................................   195,394    7,329,229
*   BSQUARE Corp................................................    30,337       57,944
    Cabot Microelectronics Corp.................................    74,652    9,424,815
*   CACI International, Inc., Class A...........................    71,512   13,940,549
*   Cadence Design Systems, Inc.................................   246,642   17,112,022
#*  CalAmp Corp.................................................    83,801    1,224,333
*   Calix, Inc..................................................   197,897    1,355,594
#*  Carbonite, Inc..............................................    86,605    2,124,421
*   Cardtronics P.L.C., Class A.................................   162,995    5,828,701

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Cass Information Systems, Inc...............................    38,973 $  1,922,538
*   CCUR Holdings, Inc..........................................    14,271       47,522
    CDK Global, Inc.............................................   150,996    9,108,079
    CDW Corp....................................................   201,974   21,328,454
*   CEVA, Inc...................................................    54,758    1,379,354
*   ChannelAdvisor Corp.........................................    42,549      499,951
*   Ciena Corp..................................................   293,050   11,241,398
*   Cirrus Logic, Inc...........................................   190,103    9,045,101
    Cisco Systems, Inc.......................................... 2,865,665  160,333,957
*   Cision, Ltd.................................................   113,473    1,368,484
    Citrix Systems, Inc.........................................   121,730   12,289,861
*   Clearfield, Inc.............................................    29,727      438,176
#   ClearOne, Inc...............................................    25,978       55,333
#*  Coda Octopus Group, Inc.....................................    22,446      343,424
#   Cognex Corp.................................................   200,781   10,125,386
    Cognizant Technology Solutions Corp., Class A...............   490,003   35,750,619
#*  Coherent, Inc...............................................    58,189    8,612,554
#   Cohu, Inc...................................................   135,578    2,010,622
*   CommScope Holding Co., Inc..................................   368,829    9,139,583
    Communications Systems, Inc.................................    31,610       87,560
*   CommVault Systems, Inc......................................    24,757    1,302,218
*   Computer Task Group, Inc....................................    63,240      292,801
    Comtech Telecommunications Corp.............................    43,970    1,034,614
*   Conduent, Inc...............................................   419,525    5,382,506
#*  Control4 Corp...............................................    66,662    1,160,585
*   CoreLogic, Inc..............................................   277,859   11,283,854
    Corning, Inc................................................   728,362   23,198,330
#*  Coupa Software, Inc.........................................     8,448      872,932
#*  Cray, Inc...................................................   117,904    3,096,159
#*  Cree, Inc...................................................   311,919   20,614,727
#   CSG Systems International, Inc..............................   115,290    5,147,699
    CSP, Inc....................................................     5,597       73,712
    CTS Corp....................................................    89,408    2,677,770
#*  CUI Global, Inc.............................................    17,907       23,279
#*  CyberOptics Corp............................................    16,840      298,742
#   Cypress Semiconductor Corp..................................   816,734   14,031,490
    Daktronics, Inc.............................................   142,338    1,078,922
*   DASAN Zhone Solutions, Inc..................................    34,749      398,224
*   Data I/O Corp...............................................    16,306       81,367
*   Dell Technologies, Class C..................................    94,380    6,362,156
#*  Diebold Nixdorf, Inc........................................   189,162    1,908,645
*   Digi International, Inc.....................................    62,231      800,913
*   Diodes, Inc.................................................   168,213    6,126,317
    Dolby Laboratories, Inc., Class A...........................   128,158    8,290,541
#*  Domo, Inc., Class B.........................................    12,606      482,936
#*  Dropbox, Inc., Class A......................................    17,693      431,355
*   DSP Group, Inc..............................................    69,333      990,769
    DXC Technology Co...........................................   398,972   26,228,419
#*  Eastman Kodak Co............................................    39,500       97,170
#   Ebix, Inc...................................................    85,694    4,325,833
*   EchoStar Corp., Class A.....................................   134,878    5,374,888
*   eGain Corp..................................................     1,408       14,066
#*  Electronics for Imaging, Inc................................   147,689    5,492,554
*   EMCORE Corp.................................................    72,739      285,137
#*  Endurance International Group Holdings, Inc.................   173,547      959,715
#   Entegris, Inc...............................................   427,280   17,458,661
#*  Envestnet, Inc..............................................    45,214    3,209,742
*   EPAM Systems, Inc...........................................    75,013   13,454,332
*   ePlus, Inc..................................................    47,487    4,477,549

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Euronet Worldwide, Inc......................................   124,701 $ 18,691,433
    EVERTEC, Inc................................................   157,139    4,920,022
*   Evolving Systems, Inc.......................................    23,936       25,851
*   ExlService Holdings, Inc....................................    94,243    5,598,034
*   F5 Networks, Inc............................................    53,785    8,438,866
*   Fabrinet....................................................   130,535    7,899,978
*   Fair Isaac Corp.............................................    75,354   21,080,281
*   FARO Technologies, Inc......................................    54,889    3,087,506
    Fidelity National Information Services, Inc.................   299,618   34,734,715
#*  Finisar Corp................................................   375,233    9,046,868
#*  Finjan Holdings, Inc........................................    67,712      200,428
#*  First Data Corp., Class A...................................   659,586   17,056,894
#*  First Solar, Inc............................................   266,957   16,425,864
#*  Fiserv, Inc.................................................   261,896   22,847,807
#*  Fitbit, Inc., Class A.......................................   625,795    3,304,198
*   FleetCor Technologies, Inc..................................   132,431   34,557,869
*   Flex, Ltd................................................... 1,231,494   13,595,694
    FLIR Systems, Inc...........................................   235,291   12,456,306
*   FormFactor, Inc.............................................   210,095    3,981,300
*   Fortinet, Inc...............................................   101,430    9,475,591
*   Frequency Electronics, Inc..................................    21,539      259,545
*   Gartner, Inc................................................    60,637    9,639,464
    Genpact, Ltd................................................   465,517   16,898,267
    Global Payments, Inc........................................   173,838   25,392,517
#   GlobalSCAPE, Inc............................................    44,983      340,521
#*  Globant SA..................................................    36,173    3,038,170
*   GoDaddy, Inc., Class A......................................    94,001    7,661,081
*   GSE Systems, Inc............................................    28,592       72,910
*   GSI Technology, Inc.........................................    60,553      492,296
#*  GTT Communications, Inc.....................................   164,251    6,890,329
#*  Guidewire Software, Inc.....................................    68,019    7,244,023
    Hackett Group, Inc. (The)...................................   117,534    1,804,147
#*  Harmonic, Inc...............................................   318,882    1,804,872
    Hewlett Packard Enterprise Co............................... 1,848,065   29,217,908
    HP, Inc.....................................................   672,925   13,424,854
#*  HubSpot, Inc................................................     6,016    1,109,892
#*  Ichor Holdings, Ltd.........................................    71,200    1,792,816
#*  ID Systems, Inc.............................................    31,472      176,558
#*  Identiv, Inc................................................    24,306      125,176
#*  IEC Electronics Corp........................................    13,740      103,737
#*  II-VI, Inc..................................................   161,647    6,440,016
*   Image Sensing Systems, Inc..................................     1,872       10,015
*   Immersion Corp..............................................    94,602      893,989
#*  Infinera Corp...............................................   568,322    2,466,517
*   Information Services Group, Inc.............................   101,253      360,461
*   Innodata, Inc...............................................    96,835      111,360
#*  Inphi Corp..................................................    65,222    2,978,037
#*  Inseego Corp................................................    32,660      149,256
*   Insight Enterprises, Inc....................................    99,365    5,622,072
    Intel Corp.................................................. 5,141,165  262,405,062
#*  Intellicheck, Inc...........................................    15,600       53,040
#*  Intelligent Systems Corp....................................       729       20,602
    InterDigital, Inc...........................................   142,867    9,342,073
#*  Internap Corp...............................................    49,402      194,644
    International Business Machines Corp........................   681,008   95,524,992
*   inTEST Corp.................................................    24,960      165,235
#*  Intevac, Inc................................................    62,346      298,637
    Intuit, Inc.................................................   106,260   26,677,636
#*  IPG Photonics Corp..........................................   103,191   18,030,563

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#   Issuer Direct Corp..........................................     7,605 $     96,127
#*  Iteris, Inc.................................................    40,198      174,459
*   Itron, Inc..................................................   101,886    5,467,203
#   j2 Global, Inc..............................................   170,368   14,927,644
    Jabil, Inc..................................................   672,906   20,328,490
    Jack Henry & Associates, Inc................................    91,039   13,570,273
    Juniper Networks, Inc.......................................   375,352   10,423,525
    KBR, Inc....................................................   486,471   10,809,386
#   KEMET Corp..................................................   194,143    3,469,335
*   Key Tronic Corp.............................................    22,454      124,620
*   Keysight Technologies, Inc..................................   329,054   28,637,570
*   Kimball Electronics, Inc....................................    43,092      651,982
    KLA-Tencor Corp.............................................   185,268   23,617,965
#*  Knowles Corp................................................   300,183    5,667,455
#*  Kopin Corp..................................................   125,217      156,521
    Kulicke & Soffa Industries, Inc.............................   226,475    5,270,073
*   KVH Industries, Inc.........................................    52,470      514,206
    Lam Research Corp...........................................   284,926   59,102,200
#*  Lantronix, Inc..............................................    35,760      129,809
*   Lattice Semiconductor Corp..................................   305,112    3,951,200
    Leidos Holdings, Inc........................................   192,635   14,154,820
*   LGL Group, Inc. (The).......................................     4,607       33,170
#*  Lightpath Technologies, Inc., Class A.......................    26,429       39,644
*   Limelight Networks, Inc.....................................   294,353      874,228
#   Littelfuse, Inc.............................................    60,054   12,073,857
#*  LiveRamp Holdings, Inc......................................   181,640   10,595,061
    LogMeIn, Inc................................................   114,329    9,420,710
#*  LRAD Corp...................................................    52,747      162,461
#*  Lumentum Holdings, Inc......................................    94,336    5,846,002
*   Luna Innovations, Inc.......................................    65,839      292,325
#*  Luxoft Holding, Inc.........................................    58,625    3,424,873
#*  MACOM Technology Solutions Holdings, Inc....................   201,469    2,798,404
#*  MagnaChip Semiconductor Corp................................    69,402      614,208
#*  Manhattan Associates, Inc...................................   174,228   11,751,679
    ManTech International Corp., Class A........................   100,594    6,235,822
*   Marin Software, Inc.........................................     7,995       39,255
#   Marvell Technology Group, Ltd...............................   777,058   19,441,991
    Mastercard, Inc., Class A...................................   495,575  125,994,988
    Maxim Integrated Products, Inc..............................   245,282   14,716,920
    MAXIMUS, Inc................................................   197,740   14,563,551
#*  MaxLinear, Inc..............................................   148,424    3,994,090
#*  Maxwell Technologies, Inc...................................   251,351    1,103,431
    Methode Electronics, Inc....................................   123,544    3,645,783
#   Microchip Technology, Inc...................................   215,225   21,498,825
*   Micron Technology, Inc...................................... 1,627,340   68,445,920
    Microsoft Corp.............................................. 3,927,281  512,902,899
*   MicroStrategy, Inc., Class A................................    25,310    3,788,907
*   Mimecast, Ltd...............................................     2,342      120,636
#*  Mitek Systems, Inc..........................................    69,635      828,657
    MKS Instruments, Inc........................................   139,302   12,677,875
*   MoneyGram International, Inc................................   310,906    1,029,099
#*  MongoDB, Inc................................................     5,713      805,076
#   Monolithic Power Systems, Inc...............................    43,265    6,736,793
    Monotype Imaging Holdings, Inc..............................   107,552    1,854,196
    Motorola Solutions, Inc.....................................    74,081   10,735,078
    MTS Systems Corp............................................    59,855    3,290,828
#*  Nanometrics, Inc............................................    83,378    2,483,831
#*  Napco Security Technologies, Inc............................    32,495      805,226
    National Instruments Corp...................................   212,091    9,989,486

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  NCR Corp....................................................   315,734 $ 9,140,499
*   NeoPhotonics Corp...........................................   117,477     802,368
    NetApp, Inc.................................................   332,721  24,238,725
#*  NETGEAR, Inc................................................   101,143   3,138,467
#*  Netscout Systems, Inc.......................................   241,233   7,092,250
*   NetSol Technologies, Inc....................................    27,104     196,775
    Network-1 Technologies, Inc.................................    57,475     141,963
#*  New Relic, Inc..............................................     6,606     695,215
    NIC, Inc....................................................   150,095   2,590,640
*   Novanta, Inc................................................   102,705   8,937,389
*   Nuance Communications, Inc..................................   619,874  10,432,479
#*  Nutanix, Inc., Class A......................................    20,515     886,043
    NVE Corp....................................................     3,815     365,515
    NVIDIA Corp.................................................   354,126  64,096,806
#*  Okta, Inc...................................................    20,948   2,179,220
*   ON Semiconductor Corp....................................... 1,105,395  25,490,409
*   OneSpan, Inc................................................   103,499   1,918,871
*   Optical Cable Corp..........................................     8,150      39,691
    Oracle Corp................................................. 1,640,590  90,773,845
#*  OSI Systems, Inc............................................    54,195   4,884,595
*   Palo Alto Networks, Inc.....................................    16,166   4,022,586
#*  PAR Technology Corp.........................................    44,002   1,043,287
#   Park Electrochemical Corp...................................    61,802   1,016,643
    Paychex, Inc................................................   229,100  19,315,421
#*  Paycom Software, Inc........................................    98,690  19,987,686
*   Paylocity Holding Corp......................................    56,050   5,411,628
#*  Payment Data Systems, Inc...................................     8,552      21,038
*   PayPal Holdings, Inc........................................   330,237  37,240,826
    PC Connection, Inc..........................................    79,209   2,943,406
*   PCM, Inc....................................................    37,635   1,038,350
    PC-Tel, Inc.................................................   276,687   1,308,730
#*  PDF Solutions, Inc..........................................   103,242   1,340,081
#   Pegasystems, Inc............................................    99,625   7,472,871
*   Perceptron, Inc.............................................    29,758     216,638
#*  Perficient, Inc.............................................   130,703   3,847,896
    Perspecta, Inc..............................................   225,111   5,195,562
#*  PFSweb, Inc.................................................    51,031     235,763
*   Photronics, Inc.............................................   500,002   4,670,019
#*  Pivotal Software, Inc., Class A.............................    73,758   1,600,549
#*  Pixelworks, Inc.............................................    77,861     358,939
#   Plantronics, Inc............................................   102,232   5,262,903
*   Plexus Corp.................................................   105,915   6,373,965
    Power Integrations, Inc.....................................    63,569   5,023,222
    Presidio, Inc...............................................   212,580   3,192,952
*   PRGX Global, Inc............................................    68,278     547,590
    Progress Software Corp......................................   159,533   7,276,300
*   Proofpoint, Inc.............................................     8,379   1,050,894
*   PTC, Inc....................................................    84,548   7,649,058
#*  Pure Storage, Inc., Class A.................................    67,970   1,553,794
    QAD, Inc., Class A..........................................    21,895   1,026,219
    QAD, Inc., Class B..........................................     5,440     180,336
*   Qorvo, Inc..................................................   178,581  13,502,509
    QUALCOMM, Inc...............................................   717,454  61,794,313
*   Qualstar Corp...............................................     1,349       7,757
#*  Qualys, Inc.................................................    55,872   5,043,007
*   Quantenna Communications, Inc...............................    80,904   1,970,012
*   Qumu Corp...................................................    13,779      43,404
*   Rambus, Inc.................................................   363,052   4,160,576
#*  RealNetworks, Inc...........................................   647,249   1,682,847

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  RealPage, Inc...............................................  79,693 $ 5,196,781
*   Red Hat, Inc................................................  62,946  11,489,533
#   RF Industries, Ltd..........................................  19,118     144,341
*   Ribbon Communications, Inc.................................. 343,948   1,843,561
    Richardson Electronics, Ltd.................................  28,703     167,913
*   RingCentral, Inc., Class A..................................   9,558   1,112,264
#*  Rogers Corp.................................................  47,683   7,987,856
#*  Rubicon Technology, Inc.....................................   1,435      10,999
*   Rudolph Technologies, Inc................................... 103,697   2,508,430
    Sabre Corp.................................................. 544,841  11,310,899
*   salesforce.com, Inc.........................................  95,675  15,819,861
*   Sanmina Corp................................................ 236,130   8,009,530
    Sapiens International Corp. NV..............................  39,600     608,652
*   ScanSource, Inc.............................................  85,232   3,208,985
    Science Applications International Corp..................... 147,344  11,043,433
*   Seachange International, Inc................................ 595,566     792,103
    Seagate Technology P.L.C.................................... 322,951  15,604,992
*   Semtech Corp................................................ 159,532   8,593,989
*   ServiceNow, Inc.............................................  23,753   6,449,177
*   ServiceSource International, Inc............................  89,294      94,652
#*  SharpSpring, Inc............................................   9,427     196,082
    Sigma Designs, Inc.......................................... 164,028      26,425
*   Sigmatron International, Inc................................   9,201      25,211
*   Silicon Laboratories, Inc...................................  75,965   8,178,392
    Skyworks Solutions, Inc..................................... 295,071  26,019,361
#*  SMART Global Holdings, Inc..................................  74,007   1,608,912
#*  SMTC Corp...................................................  32,288     109,456
#*  SolarEdge Technologies, Inc................................. 156,840   6,948,012
*   Splunk, Inc.................................................  25,342   3,498,210
*   SPS Commerce, Inc...........................................  27,038   2,804,922
*   Square, Inc., Class A.......................................  42,392   3,086,985
    SS&C Technologies Holdings, Inc............................. 242,355  16,397,739
#*  StarTek, Inc................................................  69,965     482,759
*   Steel Connect, Inc.......................................... 209,541     410,700
#*  Stratasys, Ltd.............................................. 179,562   4,174,817
*   Super Micro Computer, Inc................................... 160,297   3,593,859
#*  Support.com, Inc............................................  33,595      71,557
*   Sykes Enterprises, Inc...................................... 146,549   4,066,735
    Symantec Corp............................................... 325,076   7,870,090
#*  Synacor, Inc................................................  27,065      39,515
#*  Synaptics, Inc.............................................. 117,642   4,431,574
*   Synchronoss Technologies, Inc............................... 203,451   1,094,566
    SYNNEX Corp................................................. 158,296  17,076,972
*   Synopsys, Inc............................................... 135,987  16,465,306
#*  Tableau Software, Inc., Class A.............................  31,201   3,800,594
    TE Connectivity, Ltd........................................ 318,520  30,466,438
*   Tech Data Corp.............................................. 105,890  11,288,933
*   Telaria, Inc................................................ 104,029     750,049
#*  Telenav, Inc................................................ 132,087     822,902
*   Teradata Corp............................................... 321,064  14,598,780
    Teradyne, Inc............................................... 373,010  18,277,490
#   TESSCO Technologies, Inc....................................  25,094     465,243
    Texas Instruments, Inc...................................... 544,841  64,198,615
    TiVo Corp................................................... 372,183   3,487,355
    Total System Services, Inc.................................. 253,191  25,886,248
#*  Trade Desk, Inc. (The), Class A.............................  24,671   5,464,133
    TransAct Technologies, Inc..................................  17,129     161,355
    Travelport Worldwide, Ltd................................... 260,374   4,082,664
*   Trimble, Inc................................................ 264,637  10,802,482

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
INFORMATION TECHNOLOGY -- (Continued)
*   Trio-Tech International.....................................   3,963 $       12,682
*   TSR, Inc....................................................     751          3,826
    TTEC Holdings, Inc.......................................... 146,940      5,357,432
#*  TTM Technologies, Inc....................................... 351,606      4,655,263
#*  Twilio, Inc., Class A.......................................  12,319      1,689,428
*   Tyler Technologies, Inc.....................................  33,050      7,664,625
#   Ubiquiti Networks, Inc...................................... 119,847     20,427,921
*   Ultimate Software Group, Inc. (The).........................  13,392      4,428,065
#*  Ultra Clean Holdings, Inc................................... 128,083      1,533,154
#*  Unisys Corp................................................. 111,066      1,245,050
#   Universal Display Corp......................................  43,820      6,993,672
#*  Upland Software, Inc........................................  17,659        820,967
#*  USA Technologies, Inc.......................................  15,505         87,913
#*  Veeco Instruments, Inc...................................... 154,005      1,875,781
*   Verint Systems, Inc......................................... 144,448      8,723,215
*   VeriSign, Inc...............................................  53,798     10,622,415
    Versum Materials, Inc....................................... 220,073     11,483,409
#*  ViaSat, Inc................................................. 124,181     11,278,118
*   Viavi Solutions, Inc........................................ 496,738      6,606,615
*   Virtusa Corp................................................  96,983      5,387,406
#   Visa, Inc., Class A......................................... 871,369    143,279,205
    Vishay Intertechnology, Inc................................. 391,513      7,755,873
*   Vishay Precision Group, Inc.................................  31,997      1,211,726
#   VMware, Inc., Class A.......................................  15,328      3,128,905
    Wayside Technology Group, Inc...............................   9,192        108,833
*   Westell Technologies, Inc., Class A.........................  17,801         37,916
    Western Digital Corp........................................ 410,218     20,970,344
#   Western Union Co. (The)..................................... 516,289     10,036,658
*   WEX, Inc....................................................  95,698     20,125,289
#*  Wireless Telecom Group, Inc.................................  66,901        103,028
*   Workday, Inc., Class A......................................  13,400      2,755,442
*   Worldpay, Inc., Class A..................................... 224,747     26,342,596
    Xerox Corp.................................................. 416,805     13,904,615
    Xilinx, Inc................................................. 237,604     28,545,745
    Xperi Corp.................................................. 154,136      3,830,280
*   Zebra Technologies Corp., Class A........................... 126,119     26,628,766
*   Zendesk, Inc................................................  16,409      1,440,382
*   Zix Corp.................................................... 119,194        971,431
                                                                         --------------
TOTAL INFORMATION TECHNOLOGY....................................          5,086,798,669
                                                                         --------------
MATERIALS -- (4.1%)
#   Advanced Emissions Solutions, Inc...........................   5,208         58,850
*   AdvanSix, Inc............................................... 100,599      3,041,108
#*  AgroFresh Solutions, Inc....................................  54,123        172,652
    Air Products & Chemicals, Inc............................... 124,166     25,552,121
#*  AK Steel Holding Corp....................................... 618,996      1,497,970
#   Albemarle Corp.............................................. 196,597     14,756,571
*   Alcoa Corp.................................................. 354,469      9,457,233
#*  Allegheny Technologies, Inc................................. 305,836      7,621,433
*   American Biltrite, Inc......................................      36         21,960
    American Vanguard Corp......................................  81,019      1,275,239
#*  Ampco-Pittsburgh Corp....................................... 264,566        851,903
#   AptarGroup, Inc............................................. 203,788     22,669,377
    Ashland Global Holdings, Inc................................ 127,468     10,264,998
    Avery Dennison Corp......................................... 146,530     16,213,544
*   Axalta Coating Systems, Ltd................................. 602,644     16,259,335
    Balchem Corp................................................  88,104      8,943,437
    Ball Corp................................................... 552,179     33,097,609
#   Bemis Co., Inc.............................................. 310,359     17,820,814

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
MATERIALS -- (Continued)
*   Berry Global Group, Inc.....................................   328,232 $19,300,042
    Boise Cascade Co............................................   129,182   3,577,050
    Cabot Corp..................................................   155,401   7,052,097
#   Carpenter Technology Corp...................................   155,355   7,716,483
    Celanese Corp...............................................   249,921  26,963,977
#*  Century Aluminum Co.........................................   295,927   2,488,746
    CF Industries Holdings, Inc.................................   391,430  17,528,235
    Chase Corp..................................................    28,850   2,702,379
    Chemours Co. (The)..........................................   288,167  10,376,894
#*  Clearwater Paper Corp.......................................   346,904   6,997,054
#   Cleveland-Cliffs, Inc.......................................   811,141   8,103,299
#*  Coeur Mining, Inc...........................................   677,148   2,444,504
#   Commercial Metals Co........................................   392,386   6,784,354
#   Compass Minerals International, Inc.........................   116,681   6,696,323
*   Contango ORE, Inc...........................................     1,821      45,798
    Core Molding Technologies, Inc..............................    18,851     153,070
#*  Crown Holdings, Inc.........................................   253,463  14,733,804
    Domtar Corp.................................................   208,255  10,183,669
*   Dow, Inc....................................................   403,012  22,862,871
    DowDuPont, Inc.............................................. 1,209,038  46,487,511
#   Eagle Materials, Inc........................................   126,786  11,526,115
    Eastman Chemical Co.........................................   222,894  17,581,879
    Ecolab, Inc.................................................   108,645  19,999,372
#   Element Solutions, Inc......................................   830,173   9,015,679
*   Ferro Corp..................................................   313,753   5,606,766
#   Ferroglobe P.L.C............................................   423,588     910,714
#*  Flotek Industries, Inc...................................... 1,025,668   3,661,635
    FMC Corp....................................................   166,639  13,174,479
    Freeport-McMoRan, Inc....................................... 2,365,804  29,123,047
    Friedman Industries, Inc....................................    15,398     113,175
    FutureFuel Corp.............................................   130,459   1,916,443
#*  GCP Applied Technologies, Inc...............................   214,960   6,188,698
    Gold Resource Corp..........................................   189,752     694,492
#   Graphic Packaging Holding Co................................ 1,350,826  18,749,465
    Greif, Inc., Class A........................................    93,624   3,700,020
    Greif, Inc., Class B........................................    32,948   1,602,920
    Hawkins, Inc................................................    34,406   1,269,925
    Haynes International, Inc...................................    42,412   1,370,332
    HB Fuller Co................................................   142,476   6,977,050
#   Hecla Mining Co............................................. 1,598,919   3,357,730
    Huntsman Corp...............................................   910,760  20,255,302
*   Ingevity Corp...............................................   109,360  12,577,494
    Innophos Holdings, Inc......................................    63,187   2,033,990
    Innospec, Inc...............................................    68,123   5,778,193
#   International Flavors & Fragrances, Inc.....................    82,471  11,363,679
    International Paper Co......................................   688,122  32,210,991
*   Intrepid Potash, Inc........................................   423,341   1,574,829
    Kaiser Aluminum Corp........................................    34,717   3,416,153
#*  Koppers Holdings, Inc.......................................    77,292   2,066,788
*   Kraton Corp.................................................   106,098   3,482,136
#   Kronos Worldwide, Inc.......................................   232,276   3,158,954
    Linde P.L.C.................................................   140,027  25,241,267
#*  Livent Corp.................................................   155,857   1,680,138
    Louisiana-Pacific Corp......................................   429,941  10,770,022
#*  LSB Industries, Inc.........................................   270,053   1,579,810
    LyondellBasell Industries NV, Class A.......................   303,957  26,818,126
#   Martin Marietta Materials, Inc..............................    65,425  14,517,807
    Materion Corp...............................................    68,670   3,984,920
#   McEwen Mining, Inc..........................................   271,668     374,902

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
MATERIALS -- (Continued)
#   Mercer International, Inc................................... 226,459 $ 3,206,659
    Minerals Technologies, Inc.................................. 118,951   7,466,554
    Mosaic Co. (The)............................................ 472,656  12,341,048
    Myers Industries, Inc....................................... 128,949   2,306,898
#   Neenah, Inc.................................................  66,809   4,532,991
#   NewMarket Corp..............................................  21,384   8,972,299
#   Newmont Goldcorp Corp....................................... 528,515  16,415,676
    Nexa Resources SA...........................................  10,918     129,269
    Northern Technologies International Corp....................   8,701     230,402
    Nucor Corp.................................................. 436,494  24,910,713
    Olin Corp................................................... 567,854  12,316,753
    Olympic Steel, Inc..........................................  62,619   1,015,680
*   OMNOVA Solutions, Inc....................................... 129,119     955,481
#   Owens-Illinois, Inc......................................... 528,710  10,447,310
    Packaging Corp. of America.................................. 180,794  17,927,533
#   PH Glatfelter Co............................................ 132,977   2,098,377
    PolyOne Corp................................................ 268,789   7,429,328
    PPG Industries, Inc......................................... 360,116  42,313,630
*   PQ Group Holdings, Inc......................................   5,425      85,769
#   Quaker Chemical Corp........................................  38,179   8,545,224
*   Ramaco Resources, Inc.......................................  16,567     111,330
#   Rayonier Advanced Materials, Inc............................ 168,106   2,494,693
    Reliance Steel & Aluminum Co................................ 179,282  16,486,773
    Resolute Forest Products, Inc............................... 180,959   1,431,386
#   Royal Gold, Inc............................................. 134,592  11,717,580
    RPM International, Inc...................................... 299,567  18,168,739
*   Ryerson Holding Corp........................................ 114,954     994,352
    Schnitzer Steel Industries, Inc., Class A...................  94,222   2,234,946
    Schweitzer-Mauduit International, Inc....................... 105,394   3,748,865
#   Scotts Miracle-Gro Co. (The)................................ 127,816  10,866,916
#   Sealed Air Corp............................................. 185,813   8,662,602
#   Sensient Technologies Corp.................................. 145,768  10,221,252
    Sherwin-Williams Co. (The)..................................  42,833  19,481,733
    Silgan Holdings, Inc........................................ 344,912  10,326,665
#   Sonoco Products Co.......................................... 337,188  21,263,075
#   Southern Copper Corp........................................ 110,164   4,232,501
    Steel Dynamics, Inc......................................... 481,497  15,253,825
    Stepan Co...................................................  78,266   7,242,736
#*  Summit Materials, Inc., Class A............................. 374,606   6,563,097
#*  SunCoke Energy, Inc......................................... 411,698   3,544,720
    Synalloy Corp...............................................  26,423     466,366
#*  TimkenSteel Corp............................................ 158,999   1,612,250
#*  Trecora Resources...........................................  74,730     698,726
    Tredegar Corp............................................... 111,252   2,004,761
    Trinseo SA.................................................. 136,359   6,129,337
*   Tronox Holdings P.L.C., Class A............................. 219,312   3,101,072
*   UFP Technologies, Inc.......................................  16,653     606,169
    United States Lime & Minerals, Inc..........................  14,391   1,164,520
#   United States Steel Corp.................................... 399,185   6,227,286
*   Universal Stainless & Alloy Products, Inc...................  28,215     406,014
#*  US Concrete, Inc............................................  65,137   3,069,907
#   Valvoline, Inc.............................................. 317,191   5,868,033
*   Venator Materials P.L.C.....................................  55,683     337,439
#*  Verso Corp., Class A........................................ 115,051   2,567,938
#   Vulcan Materials Co......................................... 152,391  19,218,029
    Warrior Met Coal, Inc....................................... 179,960   5,578,760
    Westlake Chemical Corp...................................... 140,920   9,829,170
    WestRock Co................................................. 312,889  12,008,680
    Worthington Industries, Inc................................. 195,454   7,843,569

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
MATERIALS -- (Continued)
#   WR Grace & Co............................................... 116,059 $    8,771,739
                                                                         --------------
TOTAL MATERIALS.................................................          1,208,404,896
                                                                         --------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.................................... 200,905      4,745,376
#*  Altisource Asset Management Corp............................   1,977         53,379
#*  Altisource Portfolio Solutions SA...........................  27,707        655,825
    Capital Properties, Inc., Class A...........................   1,400         20,160
*   CBRE Group, Inc., Class A................................... 435,405     22,671,538
    CKX Lands, Inc..............................................   2,161         22,064
#   Consolidated-Tomoka Land Co.................................  17,027      1,055,674
#*  Five Point Holdings LLC, Class A............................   1,004          8,544
*   Forestar Group, Inc.........................................  12,887        248,332
*   FRP Holdings, Inc...........................................  28,827      1,461,241
    Griffin Industrial Realty, Inc..............................  10,060        367,291
    HFF, Inc., Class A.......................................... 167,283      7,960,998
#*  Howard Hughes Corp. (The)...................................  87,682      9,732,702
#*  InterGroup Corp. (The)......................................     677         21,122
    Jones Lang LaSalle, Inc.....................................  82,507     12,753,107
#*  JW Mays, Inc................................................   2,713        101,738
#   Kennedy-Wilson Holdings, Inc................................ 373,728      8,050,101
#*  Marcus & Millichap, Inc..................................... 132,356      5,704,544
#*  Maui Land & Pineapple Co., Inc..............................  15,573        186,409
    Newmark Group, Inc., Class A................................ 477,650      4,069,578
*   Rafael Holdings, Inc., Class B..............................  38,641        625,984
    RE/MAX Holdings, Inc., Class A..............................  62,517      2,708,862
#   Realogy Holdings Corp....................................... 388,611      5,059,715
    RMR Group, Inc. (The), Class A..............................  21,014      1,215,450
#*  St Joe Co. (The)............................................ 200,987      3,424,818
*   Stratus Properties, Inc.....................................  23,576        631,365
*   Tejon Ranch Co..............................................  84,748      1,461,903
#*  Trinity Place Holdings, Inc.................................  70,774        277,434
                                                                         --------------
TOTAL REAL ESTATE...............................................             95,295,254
                                                                         --------------
UTILITIES -- (1.8%)
    AES Corp.................................................... 592,683     10,146,733
    ALLETE, Inc.................................................  89,424      7,283,585
    Alliant Energy Corp......................................... 111,873      5,283,762
    Ameren Corp................................................. 102,216      7,438,258
    American Electric Power Co., Inc............................ 101,952      8,721,994
#   American States Water Co....................................  75,136      5,347,429
    American Water Works Co., Inc...............................  75,645      8,184,033
#   Aqua America, Inc........................................... 188,103      7,347,303
    Artesian Resources Corp., Class A...........................  19,448        705,573
    Atlantica Yield P.L.C....................................... 253,558      5,195,403
    Atmos Energy Corp...........................................  77,651      7,946,803
#   Avangrid, Inc...............................................  62,463      3,198,730
    Avista Corp................................................. 118,874      5,128,224
#   Black Hills Corp............................................ 122,951      8,945,915
#   California Water Service Group.............................. 118,596      5,976,052
    CenterPoint Energy, Inc..................................... 209,920      6,507,520
    Chesapeake Utilities Corp...................................  42,078      3,898,106
#   Clearway Energy, Inc., Class A..............................  67,535      1,038,013
#   Clearway Energy, Inc., Class C.............................. 141,181      2,240,542
    CMS Energy Corp............................................. 118,673      6,592,285
#   Connecticut Water Service, Inc..............................  30,709      2,105,716
    Consolidated Edison, Inc.................................... 136,172     11,732,580
    Consolidated Water Co., Ltd.................................  38,226        483,941

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- ---------------
UTILITIES -- (Continued)
    Dominion Energy, Inc........................................ 164,680 $    12,823,632
    DTE Energy Co...............................................  77,439       9,734,857
    Duke Energy Corp............................................ 150,253      13,691,053
    Edison International........................................ 136,465       8,702,373
    El Paso Electric Co.........................................  93,312       5,702,296
    Entergy Corp................................................  82,894       8,032,429
    Evergy, Inc................................................. 239,854      13,868,358
    Eversource Energy........................................... 134,035       9,604,948
    Exelon Corp................................................. 207,460      10,570,087
#   FirstEnergy Corp............................................ 215,633       9,063,055
#   Genie Energy, Ltd., Class B.................................  61,685         536,043
#   Hawaiian Electric Industries, Inc........................... 122,659       5,087,895
    IDACORP, Inc................................................  68,779       6,810,497
#   MDU Resources Group, Inc.................................... 366,024       9,571,528
    MGE Energy, Inc.............................................  81,987       5,557,899
    Middlesex Water Co..........................................  40,961       2,375,328
#   National Fuel Gas Co........................................  93,204       5,518,609
#   New Jersey Resources Corp................................... 173,442       8,685,975
    NextEra Energy, Inc......................................... 101,325      19,701,633
#   NiSource, Inc............................................... 255,334       7,093,179
#   Northwest Natural Holding Co................................  72,603       4,856,415
    NorthWestern Corp........................................... 114,232       7,979,105
    NRG Energy, Inc............................................. 777,850      32,024,084
    OGE Energy Corp............................................. 217,058       9,190,236
    ONE Gas, Inc................................................  84,597       7,488,526
#   Ormat Technologies, Inc..................................... 136,968       7,993,452
    Otter Tail Corp............................................. 101,455       5,204,642
#   Pattern Energy Group, Inc., Class A......................... 248,061       5,735,170
*   PG&E Corp................................................... 145,346       3,273,192
    Pinnacle West Capital Corp.................................. 101,396       9,659,997
    PNM Resources, Inc.......................................... 181,649       8,435,780
    Portland General Electric Co................................ 146,521       7,664,514
#   PPL Corp.................................................... 303,529       9,473,140
    Public Service Enterprise Group, Inc........................ 126,103       7,522,044
*   Pure Cycle Corp.............................................  50,834         510,882
    RGC Resources, Inc..........................................  16,841         466,496
#   Sempra Energy...............................................  59,184       7,572,593
    SJW Group...................................................  72,250       4,483,835
#   South Jersey Industries, Inc................................ 186,943       6,004,609
    Southern Co. (The).......................................... 209,596      11,154,699
    Southwest Gas Holdings, Inc.................................  73,783       6,138,008
    Spark Energy, Inc., Class A.................................  15,216         143,943
    Spire, Inc..................................................  73,774       6,211,033
    TerraForm Power, Inc., Class A..............................  11,414         154,774
    UGI Corp.................................................... 223,261      12,169,957
    Unitil Corp.................................................  38,801       2,208,165
    Vistra Energy Corp.......................................... 774,449      21,103,735
    WEC Energy Group, Inc....................................... 134,620      10,558,247
    Xcel Energy, Inc............................................ 187,613      10,600,134
    York Water Co. (The)........................................  31,798       1,082,086
                                                                         ---------------
TOTAL UTILITIES.................................................             531,243,667
                                                                         ---------------
TOTAL COMMON STOCKS.............................................          27,095,462,845
                                                                         ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    GCI Liberty, Inc............................................  26,054         621,427
                                                                         ---------------
TOTAL INVESTMENT SECURITIES.....................................          27,096,084,272
                                                                         ---------------

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                     SHARES        VALUE+
                                                                   ----------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 242,131,326 $   242,131,326
                                                                               ---------------
SECURITIES LENDING COLLATERAL -- (6.6%)
@(S)  The DFA Short Term Investment Fund.......................... 165,055,589   1,909,858,226
                                                                               ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $19,538,810,825)......................................             $29,248,073,824
                                                                               ===============

As of April 30, 2019, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                                            UNREALIZED
                                         NUMBER OF EXPIRATION                              APPRECIATION
DESCRIPTION                              CONTRACTS    DATE    NOTIONAL VALUE MARKET VALUE (DEPRECIATION)
-----------                              --------- ---------- -------------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................   1,585    06/21/19   $219,947,481  $233,668,625  $13,721,144
                                                               ------------  ------------  -----------
TOTAL FUTURES CONTRACTS.................                       $219,947,481  $233,668,625  $13,721,144
                                                               ============  ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------

Common Stocks
   Communication Services.................... $ 2,135,625,527             --   --    $ 2,135,625,527
   Consumer Discretionary....................   3,369,002,954 $        4,300   --      3,369,007,254
   Consumer Staples..........................   1,566,863,638             --   --      1,566,863,638
   Energy....................................   1,578,172,804             --   --      1,578,172,804
   Financials................................   4,649,895,180         11,735   --      4,649,906,915
   Health Care...............................   2,981,904,246          1,350   --      2,981,905,596
   Industrials...............................   3,892,085,125        153,500   --      3,892,238,625
   Information Technology....................   5,086,785,768         12,901   --      5,086,798,669
   Materials.................................   1,208,404,896             --   --      1,208,404,896
   Real Estate...............................      95,295,254             --   --         95,295,254
   Utilities.................................     531,243,667             --   --        531,243,667
Preferred Stocks
   Communication Services....................         621,427             --   --            621,427
Temporary Cash Investments...................     242,131,326             --   --        242,131,326
Securities Lending Collateral................              --  1,909,858,226   --      1,909,858,226
Futures Contracts**..........................      13,721,144             --   --         13,721,144
                                              --------------- --------------   --    ---------------
TOTAL........................................ $27,351,752,956 $1,910,042,012   --    $29,261,794,968
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMON STOCKS -- (91.8%)
COMMUNICATION SERVICES -- (6.1%)
    A.H. Belo Corp., Class A....................................    29,006 $   104,712
    Activision Blizzard, Inc....................................    35,792   1,725,532
*   Alaska Communications Systems Group, Inc....................    68,897     119,881
*   Alphabet, Inc., Class A.....................................    10,540  12,637,038
*   Alphabet, Inc., Class C.....................................    11,067  13,152,908
#   Altice USA, Inc., Class A...................................    60,421   1,423,519
#   AMC Entertainment Holdings, Inc., Class A...................    75,520   1,144,883
#*  AMC Networks, Inc., Class A.................................     8,142     475,574
#*  ANGI Homeservices, Inc., Class A............................    15,392     267,513
    AT&T, Inc................................................... 1,478,073  45,761,140
    ATN International, Inc......................................    28,678   1,750,792
#*  AutoWeb, Inc................................................     7,435      25,279
*   Ballantyne Strong, Inc......................................    17,594      34,836
    Beasley Broadcast Group, Inc., Class A......................     6,460      23,708
#*  Boingo Wireless, Inc........................................    49,673   1,129,564
    Cable One, Inc..............................................     1,882   1,995,917
*   Care.com, Inc...............................................     3,394      56,850
#*  Cars.com, Inc...............................................   128,309   2,670,110
    CBS Corp., Class A..........................................     2,148     110,364
    CBS Corp., Class B..........................................    27,010   1,384,803
#*  Central European Media Enterprises, Ltd., Class A...........    29,651     117,418
    CenturyLink, Inc............................................   433,799   4,953,985
*   Charter Communications, Inc., Class A.......................    22,828   8,473,525
#*  Cincinnati Bell, Inc........................................    27,553     245,222
#   Cinemark Holdings, Inc......................................    68,869   2,895,941
*   Clear Channel Outdoor Holdings, Inc., Class A...............    16,585      81,101
    Cogent Communications Holdings, Inc.........................    22,981   1,269,241
    Comcast Corp., Class A......................................   487,867  21,236,851
#*  comScore, Inc...............................................    36,956     463,798
#   Consolidated Communications Holdings, Inc...................   120,356     621,037
#*  Daily Journal Corp..........................................       563     125,549
*   DHI Group, Inc..............................................    88,204     269,022
#*  Discovery, Inc., Class A....................................    33,491   1,034,872
*   Discovery, Inc., Class B....................................     1,000      37,230
*   Discovery, Inc., Class C....................................    43,666   1,255,834
*   DISH Network Corp., Class A.................................    59,407   2,086,374
    Emerald Expositions Events, Inc.............................    30,391     426,994
*   Emmis Communications Corp., Class A.........................     5,270      18,867
#   Entercom Communications Corp., Class A......................   159,855   1,099,802
    Entravision Communications Corp., Class A...................   104,681     300,434
    EW Scripps Co. (The), Class A...............................   110,320   2,514,193
*   Facebook, Inc., Class A.....................................    24,508   4,739,847
*   Fox Corp., Class A..........................................    28,500   1,111,215
*   Fox Corp., Class B..........................................     7,900     304,150
#*  Frontier Communications Corp................................    38,959     111,033
#   Gannett Co., Inc............................................   314,811   2,937,187
#*  GCI Liberty, Inc., Class A..................................    97,564   5,816,766
*   Glu Mobile, Inc.............................................   148,793   1,627,795
*   Gray Television, Inc........................................   150,454   3,525,137
*   Gray Television, Inc., Class A..............................     2,300      51,060
*   Harte-Hanks, Inc............................................     9,814      33,171
*   Hemisphere Media Group, Inc.................................    17,432     254,682
*   IAC/InterActiveCorp.........................................     9,305   2,092,136
    IDT Corp., Class B..........................................    76,699     546,097

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
COMMUNICATION SERVICES -- (Continued)
*   IMAX Corp...................................................  91,888 $2,240,229
*   Insignia Systems, Inc.......................................   7,000      9,450
#*  Intelsat SA.................................................  26,319    532,697
    Interpublic Group of Cos., Inc. (The).......................  67,088  1,543,024
*   Iridium Communications, Inc................................. 116,034  3,186,294
    John Wiley & Sons, Inc., Class A............................  38,080  1,758,534
    John Wiley & Sons, Inc., Class B............................   2,087     96,085
*   Liberty Broadband Corp......................................     234     23,154
*   Liberty Broadband Corp., Class A............................   7,570    744,812
*   Liberty Broadband Corp., Class C............................  46,947  4,634,138
*   Liberty Latin America, Ltd., Class A........................   9,861    206,391
*   Liberty Latin America, Ltd., Class C........................   5,966    124,331
#*  Liberty Media Corp.-Liberty Braves, Class A.................   3,850    109,186
*   Liberty Media Corp.-Liberty Braves, Class B.................      93      2,958
*   Liberty Media Corp.-Liberty Braves, Class C.................   8,071    227,199
#*  Liberty Media Corp.-Liberty Formula One, Class A............  14,396    543,593
*   Liberty Media Corp.-Liberty Formula One, Class C............  64,586  2,506,583
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............  38,509  1,538,049
*   Liberty Media Corp.-Liberty SiriusXM, Class B...............     936     38,072
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............  80,719  3,241,675
*   Liberty TripAdvisor Holdings, Inc., Class A................. 199,740  2,944,168
*   Liberty TripAdvisor Holdings, Inc., Class B.................     436      6,553
#   Lions Gate Entertainment Corp., Class A.....................  47,462    692,471
    Lions Gate Entertainment Corp., Class B.....................  29,503    401,241
#*  Live Nation Entertainment, Inc..............................  47,277  3,089,079
*   Madison Square Garden Co. (The), Class A....................  16,996  5,310,230
*   Marchex, Inc., Class B......................................  61,549    293,589
    Marcus Corp. (The)..........................................  27,011  1,016,154
#*  McClatchy Co. (The), Class A................................  10,395     32,455
#*  Meet Group, Inc. (The)......................................  90,390    502,568
#   Meredith Corp...............................................  62,591  3,692,869
*   MSG Networks, Inc., Class A.................................  34,736    799,970
    National CineMedia, Inc.....................................  29,421    205,359
#   New Media Investment Group, Inc.............................  66,390    709,709
#   New York Times Co. (The), Class A........................... 139,257  4,616,370
    News Corp., Class A......................................... 224,542  2,788,812
    News Corp., Class B.........................................  65,934    823,516
    Nexstar Media Group, Inc., Class A..........................  74,085  8,671,649
#   Omnicom Group, Inc..........................................  20,779  1,662,943
#*  ORBCOMM, Inc................................................  96,120    695,909
*   pdvWireless, Inc............................................   3,737    148,733
#*  QuinStreet, Inc.............................................  53,347    761,262
*   Reading International, Inc., Class A........................  30,798    469,977
*   Rosetta Stone, Inc..........................................  23,564    594,284
    Salem Media Group, Inc......................................  45,744     94,690
    Scholastic Corp.............................................  52,747  2,103,550
    Shenandoah Telecommunications Co............................  92,702  3,831,374
    Sinclair Broadcast Group, Inc., Class A..................... 123,400  5,650,486
#   Sirius XM Holdings, Inc..................................... 124,278    722,055
#*  Snap, Inc., Class A.........................................  15,282    170,241
    Spok Holdings, Inc..........................................  43,774    606,270
#*  Sprint Corp................................................. 293,495  1,637,702
*   Take-Two Interactive Software, Inc..........................  16,882  1,634,684
*   TechTarget, Inc.............................................  21,822    364,209
    TEGNA, Inc.................................................. 393,842  6,269,965
    Telephone & Data Systems, Inc............................... 179,880  5,734,574
*   T-Mobile US, Inc............................................  55,466  4,048,463
    Townsquare Media, Inc., Class A.............................  18,419    104,067
#*  Travelzoo...................................................  15,049    264,411

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMUNICATION SERVICES -- (Continued)
    Tribune Media Co., Class A..................................    21,486 $    992,653
*   Tribune Publishing Co.......................................    13,672      147,111
#*  TripAdvisor, Inc............................................    14,450      769,174
#*  TrueCar Inc.................................................    80,361      517,525
*   Twitter, Inc................................................    30,984    1,236,571
*   United States Cellular Corp.................................    33,645    1,618,325
#*  Urban One, Inc..............................................    64,777      124,372
    Verizon Communications, Inc.................................   270,126   15,448,506
    Viacom, Inc., Class A.......................................     2,734       94,733
    Viacom, Inc., Class B.......................................   102,290    2,957,204
*   Vonage Holdings Corp........................................   263,850    2,564,622
    Walt Disney Co. (The).......................................   154,596   21,175,014
#   World Wrestling Entertainment, Inc., Class A................     3,900      327,015
*   Yelp, Inc...................................................    25,948    1,039,477
*   Zayo Group Holdings, Inc....................................    18,594      581,806
*   Zedge, Inc., Class B........................................    12,737       26,557
*   Zillow Group, Inc., Class A.................................    16,263      540,094
#*  Zillow Group, Inc., Class C.................................    35,238    1,176,949
*   Zynga, Inc., Class A........................................ 1,078,919    6,106,682
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            313,589,944
                                                                           ------------
CONSUMER DISCRETIONARY -- (10.4%)
*   1-800-Flowers.com, Inc., Class A............................    70,712    1,505,458
    Aaron's, Inc................................................   113,724    6,333,290
#   Abercrombie & Fitch Co., Class A............................   133,183    3,980,840
#   Acushnet Holdings Corp......................................    79,651    2,008,002
#   Adient P.L.C................................................     7,055      162,971
*   Adtalem Global Education, Inc...............................    75,529    3,725,090
    Advance Auto Parts, Inc.....................................     6,742    1,121,329
    AMCON Distributing Co.......................................       438       41,244
*   American Axle & Manufacturing Holdings, Inc.................   204,388    3,014,723
    American Eagle Outfitters, Inc..............................   294,548    7,004,351
*   American Outdoor Brands Corp................................    79,054      778,682
*   American Public Education, Inc..............................    29,266      936,512
*   America's Car-Mart, Inc.....................................    15,372    1,522,597
    Aptiv P.L.C.................................................     6,075      520,628
    Aramark.....................................................    71,861    2,233,440
    Ark Restaurants Corp........................................     3,403       67,873
#*  Asbury Automotive Group, Inc................................    39,119    3,136,561
#*  Ascena Retail Group, Inc....................................   325,180      386,964
#*  Ascent Capital Group, Inc., Class A.........................    14,364       10,055
#*  At Home Group, Inc..........................................    68,594    1,611,273
#   Autoliv, Inc................................................    19,018    1,492,723
#*  AutoNation, Inc.............................................    70,748    2,966,464
*   Barnes & Noble Education, Inc...............................    74,881      321,988
#   Barnes & Noble, Inc.........................................   132,361      665,776
    Bassett Furniture Industries, Inc...........................    11,687      207,561
    BBX Capital Corp............................................    69,433      384,659
*   Beazer Homes USA, Inc.......................................    47,468      630,850
#   Bed Bath & Beyond, Inc......................................   196,138    3,277,466
    Best Buy Co., Inc...........................................    50,959    3,791,859
#   Big 5 Sporting Goods Corp...................................   107,230      282,015
#   Big Lots, Inc...............................................    85,138    3,163,728
*   Biglari Holdings, Inc., Class A.............................       269      198,253
*   Biglari Holdings, Inc., Class B.............................     2,695      375,494
#   BJ's Restaurants, Inc.......................................    41,898    2,091,129
    Bloomin' Brands, Inc........................................    77,475    1,548,725
#*  Boot Barn Holdings, Inc.....................................    47,452    1,366,143
    BorgWarner, Inc.............................................    76,289    3,186,592

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Bowl America, Inc., Class A.................................   2,839 $   43,178
#   Boyd Gaming Corp............................................  57,508  1,655,080
*   Bright Horizons Family Solutions, Inc.......................  16,294  2,088,076
#   Brinker International, Inc..................................  12,255    524,146
    Brunswick Corp..............................................  61,906  3,170,206
#   Buckle, Inc. (The)..........................................   9,525    176,022
#*  Build-A-Bear Workshop, Inc..................................  34,916    195,530
#*  Burlington Stores, Inc......................................   8,429  1,423,742
    Caleres, Inc................................................  72,972  1,914,056
    Callaway Golf Co............................................ 159,564  2,801,944
    Capri Holdings, Ltd.........................................  20,016    882,305
*   Career Education Corp....................................... 140,863  2,556,663
#*  CarMax, Inc.................................................  26,562  2,068,117
    Carnival Corp...............................................  45,997  2,523,395
    Carriage Services, Inc......................................  35,253    618,690
*   Carrols Restaurant Group, Inc...............................  69,724    683,992
    Carter's, Inc...............................................  20,090  2,127,732
#*  Carvana Co..................................................   2,289    163,801
#   Cato Corp. (The), Class A...................................  38,602    585,206
*   Cavco Industries, Inc.......................................  10,565  1,318,195
#*  Century Casinos, Inc........................................   4,432     40,331
#*  Century Communities, Inc....................................  43,469  1,105,417
#   Cheesecake Factory, Inc. (The)..............................  79,288  3,934,271
#*  Chegg, Inc..................................................   7,692    274,220
#   Chico's FAS, Inc............................................ 296,793  1,038,776
#   Children's Place, Inc. (The)................................  25,089  2,830,541
#*  Chipotle Mexican Grill, Inc.................................   1,644  1,131,138
#   Choice Hotels International, Inc............................   8,184    679,599
    Churchill Downs, Inc........................................   2,565    258,680
*   Chuy's Holdings, Inc........................................  25,347    504,152
    Citi Trends, Inc............................................  29,124    539,085
    Clarus Corp.................................................  42,250    566,995
    Collectors Universe, Inc....................................   4,977     86,550
    Columbia Sportswear Co......................................  32,436  3,242,627
#*  Conn's, Inc.................................................  35,937    929,690
*   Container Store Group, Inc. (The)...........................   9,288     80,248
    Cooper Tire & Rubber Co..................................... 153,030  4,569,476
*   Cooper-Standard Holdings, Inc...............................  32,657  1,654,730
    Core-Mark Holding Co., Inc..................................  62,782  2,282,126
#   Cracker Barrel Old Country Store, Inc.......................   8,139  1,373,375
*   Crocs, Inc.................................................. 104,577  2,912,469
    Crown Crafts, Inc...........................................   2,196     11,419
    CSS Industries, Inc.........................................   2,096     14,693
    Culp, Inc...................................................  23,483    481,871
    Dana, Inc................................................... 142,450  2,777,775
    Darden Restaurants, Inc.....................................  24,521  2,883,670
#   Dave & Buster's Entertainment, Inc..........................  40,741  2,315,718
#*  DavidsTea, Inc..............................................  12,635     17,689
*   Deckers Outdoor Corp........................................  48,040  7,600,408
#*  Del Frisco's Restaurant Group, Inc..........................  47,221    316,381
*   Del Taco Restaurants, Inc................................... 115,224  1,158,001
    Delphi Technologies P.L.C...................................   4,894    108,304
*   Delta Apparel, Inc..........................................  12,387    298,155
*   Denny's Corp................................................  29,926    557,222
#   Designer Brands, Inc........................................ 124,914  2,779,337
#*  Destination Maternity Corp..................................  10,822     24,674
#*  Destination XL Group, Inc...................................  74,081    156,311
#   Dick's Sporting Goods, Inc..................................  88,398  3,270,726
#   Dillard's, Inc., Class A....................................  48,914  3,348,163

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Dine Brands Global, Inc.....................................  18,422 $ 1,633,295
*   Dixie Group, Inc. (The).....................................   9,314       7,462
    Dollar General Corp.........................................  25,382   3,200,416
*   Dollar Tree, Inc............................................  32,168   3,579,655
#   Domino's Pizza, Inc.........................................   7,400   2,002,292
#*  Dorman Products, Inc........................................  50,202   4,401,209
    DR Horton, Inc.............................................. 118,506   5,251,001
*   Drive Shack, Inc............................................  76,782     394,659
    Dunkin' Brands Group, Inc...................................  17,333   1,293,562
    eBay, Inc...................................................  38,237   1,481,684
#   Educational Development Corp................................   6,574      59,166
*   El Pollo Loco Holdings, Inc.................................  38,751     495,238
#*  Eldorado Resorts, Inc.......................................  28,545   1,409,267
*   Emerson Radio Corp..........................................  22,180      27,368
    Escalade, Inc...............................................  19,402     233,600
    Ethan Allen Interiors, Inc..................................  91,365   2,019,167
#*  Etsy, Inc...................................................   4,577     309,131
    Expedia Group, Inc..........................................  12,977   1,684,934
#*  Express, Inc................................................ 221,909     816,625
    Extended Stay America, Inc.................................. 132,740   2,377,373
#*  Famous Dave's of America, Inc...............................   8,136      41,982
*   Fiesta Restaurant Group, Inc................................  41,518     525,618
*   Five Below, Inc.............................................  17,117   2,505,758
    Flanigan's Enterprises, Inc.................................     300       7,481
    Flexsteel Industries, Inc...................................   9,611     208,174
#*  Floor & Decor Holdings, Inc., Class A.......................   4,580     219,932
    Foot Locker, Inc............................................  59,843   3,423,618
    Ford Motor Co............................................... 816,906   8,536,668
#*  Fossil Group, Inc...........................................  59,051     771,797
#*  Fox Factory Holding Corp....................................  32,010   2,483,976
#*  Fred's, Inc., Class A.......................................  62,018      90,546
*   frontdoor, Inc..............................................  17,385     612,647
#*  FTD Cos., Inc...............................................  39,406      28,278
*   Full House Resorts, Inc.....................................  19,188      47,394
#*  Gaia, Inc...................................................   6,225      65,861
#   GameStop Corp., Class A..................................... 150,606   1,302,742
    Gaming Partners International Corp..........................     389       5,345
#   Gap, Inc. (The).............................................  82,110   2,141,429
    Garmin, Ltd.................................................  22,692   1,945,612
#*  Garrett Motion, Inc.........................................   2,292      43,090
    General Motors Co........................................... 390,610  15,214,259
*   Genesco, Inc................................................  38,025   1,703,900
    Gentex Corp................................................. 187,260   4,312,598
*   Gentherm, Inc...............................................  58,163   2,463,785
    Genuine Parts Co............................................  18,852   1,933,084
#*  G-III Apparel Group, Ltd....................................  90,099   3,887,772
    Goodyear Tire & Rubber Co. (The)............................ 252,995   4,860,034
    Graham Holdings Co., Class B................................   6,006   4,465,041
*   Grand Canyon Education, Inc.................................  29,753   3,448,075
#*  Green Brick Partners, Inc...................................  22,902     204,744
#   Group 1 Automotive, Inc.....................................  41,805   3,273,750
*   Groupon, Inc................................................  30,180     106,234
#*  GrubHub, Inc................................................  18,325   1,223,927
#   Guess?, Inc................................................. 157,986   3,218,175
#   H&R Block, Inc..............................................  20,493     557,615
#*  Habit Restaurants, Inc. (The), Class A......................  22,194     236,588
    Hamilton Beach Brands Holding Co., Class A..................  19,518     353,276
#   Hanesbrands, Inc............................................  54,785     989,965
#   Harley-Davidson, Inc........................................  78,203   2,911,498

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Hasbro, Inc.................................................   9,400 $  957,484
    Haverty Furniture Cos., Inc.................................  35,647    849,112
    Haverty Furniture Cos., Inc., Class A.......................   1,796     42,727
*   Helen of Troy, Ltd..........................................  35,537  5,117,328
#*  Hibbett Sports, Inc.........................................  65,749  1,361,004
*   Hilton Grand Vacations, Inc.................................  52,946  1,696,390
    Hooker Furniture Corp.......................................  21,540    642,107
#*  Horizon Global Corp.........................................  31,212     86,769
*   Houghton Mifflin Harcourt Co................................ 203,079  1,447,953
    Hyatt Hotels Corp., Class A.................................  15,524  1,191,157
#*  Installed Building Products, Inc............................  14,863    713,870
#   International Game Technology P.L.C......................... 102,105  1,493,796
#*  iRobot Corp.................................................  18,378  1,902,858
*   J Alexander's Holdings, Inc.................................  13,620    149,684
#   J. Jill, Inc................................................  17,269     96,879
    Jack in the Box, Inc........................................   6,082    468,922
#*  JAKKS Pacific, Inc..........................................  74,455     80,411
#*  JC Penney Co., Inc.......................................... 120,700    165,359
    Johnson Outdoors, Inc., Class A.............................  15,583  1,194,749
*   K12, Inc....................................................  76,964  2,318,156
    KB Home.....................................................  83,390  2,160,635
#*  Kirkland's, Inc.............................................  43,141    253,669
    Kohl's Corp.................................................  82,164  5,841,860
*   Koss Corp...................................................   4,404      9,116
    L Brands, Inc...............................................  12,813    328,525
*   Lakeland Industries, Inc....................................   7,500     95,175
#*  Lands' End, Inc.............................................   3,571     62,528
*   Laureate Education, Inc., Class A...........................  17,722    278,944
    La-Z-Boy, Inc...............................................  76,119  2,496,703
#   LCI Industries..............................................  33,919  2,979,784
*   Leaf Group, Ltd.............................................  39,808    333,989
    Lear Corp...................................................  17,392  2,487,056
#   Leggett & Platt, Inc........................................  29,330  1,154,429
    Lennar Corp., Class A....................................... 148,783  7,741,179
    Lennar Corp., Class B.......................................  10,683    445,695
#*  LGI Homes, Inc..............................................   5,137    356,045
#*  Libbey, Inc.................................................  47,045    117,613
*   Liberty Expedia Holdings, Inc., Class A.....................  57,415  2,665,204
    Liberty Tax, Inc............................................   4,949     44,541
    Lifetime Brands, Inc........................................  21,546    203,825
*   Lincoln Educational Services Corp...........................  12,212     37,124
#*  Lindblad Expeditions Holdings, Inc..........................   5,561     90,144
*   Liquidity Services, Inc.....................................  47,322    321,316
#   Lithia Motors, Inc., Class A................................  40,814  4,633,205
*   LKQ Corp....................................................  71,099  2,140,080
*   Luby's, Inc................................................. 152,905    221,712
*   Lululemon Athletica, Inc....................................  10,200  1,798,770
*   M/I Homes, Inc..............................................  42,211  1,189,084
    Macy's, Inc................................................. 196,075  4,615,606
*   Malibu Boats, Inc., Class A.................................  20,083    835,854
    Marine Products Corp........................................  15,913    241,400
*   MarineMax, Inc..............................................  52,012    899,287
    Marriott Vacations Worldwide Corp...........................  56,552  5,973,588
*   MasterCraft Boat Holdings, Inc..............................   9,015    223,031
#*  Mattel, Inc.................................................  35,692    435,085
    McDonald's Corp.............................................   2,590    511,706
    MDC Holdings, Inc........................................... 113,226  3,460,187
>>  Media General, Inc. Contingent Value Rights.................  38,825      1,522
*   Meritage Homes Corp.........................................  87,210  4,460,792

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    MGM Resorts International................................... 143,547 $3,822,657
#*  Michaels Cos., Inc. (The)...................................  20,089    225,800
*   Modine Manufacturing Co.....................................  79,875  1,181,351
*   Mohawk Industries, Inc......................................  13,679  1,863,764
*   Monarch Casino & Resort, Inc................................   5,624    240,089
#   Monro, Inc..................................................  54,014  4,527,994
#*  Motorcar Parts of America, Inc..............................  37,073    765,928
    Movado Group, Inc...........................................  21,143    753,748
*   Murphy USA, Inc.............................................  63,703  5,444,695
    Nathan's Famous, Inc........................................   4,306    297,329
#*  National Vision Holdings, Inc...............................  23,374    631,098
*   Nautilus, Inc...............................................  52,009    278,248
#*  New Home Co., Inc. (The)....................................   5,000     23,050
#   Newell Brands, Inc..........................................  28,288    406,781
    Nobility Homes, Inc.........................................   1,284     29,372
#   Nordstrom, Inc..............................................  17,604    722,116
*   Norwegian Cruise Line Holdings, Ltd.........................  73,795  4,161,300
*   NVR, Inc....................................................     770  2,427,410
    Office Depot, Inc........................................... 850,276  2,040,662
#*  Ollie's Bargain Outlet Holdings, Inc........................  26,800  2,563,152
#*  Overstock.com, Inc..........................................  23,445    309,005
    Oxford Industries, Inc......................................  27,032  2,245,278
    P&F Industries, Inc., Class A...............................   2,014     16,605
#   Papa John's International, Inc..............................   7,165    366,561
#*  Papa Murphy's Holdings, Inc.................................   7,233     46,798
#*  Party City Holdco, Inc......................................  35,514    237,944
    Peak Resorts, Inc...........................................   5,963     26,178
#*  Penn National Gaming, Inc...................................  54,526  1,181,578
#   Penske Automotive Group, Inc................................ 101,131  4,643,936
#   PetMed Express, Inc.........................................  15,853    346,388
#*  Pier 1 Imports, Inc......................................... 131,990    119,702
*   Planet Fitness, Inc., Class A...............................  26,471  2,003,855
*   Playa Hotels & Resorts NV...................................  85,570    684,560
#   Polaris Industries, Inc.....................................   9,939    958,120
    Pool Corp...................................................  11,818  2,171,439
*   Potbelly Corp...............................................  35,212    313,387
    PulteGroup, Inc............................................. 244,585  7,694,644
    PVH Corp....................................................  24,501  3,160,384
*   QEP Co., Inc................................................   1,500     36,375
#*  Quotient Technology Inc.....................................  88,238    819,731
*   Qurate Retail Group, Inc. QVC Group, Class B................     131      2,205
*   Qurate Retail, Inc.......................................... 132,620  2,261,171
    Ralph Lauren Corp...........................................   9,892  1,301,589
    RCI Hospitality Holdings, Inc...............................  20,006    455,537
*   Red Lion Hotels Corp........................................  31,299    247,888
#*  Red Robin Gourmet Burgers, Inc..............................  49,408  1,582,538
    Red Rock Resorts, Inc., Class A.............................   3,000     80,940
*   Regis Corp..................................................  76,881  1,439,212
*   Rent-A-Center, Inc..........................................  51,314  1,279,258
#*  RH..........................................................  10,556  1,126,431
    Rocky Brands, Inc...........................................   9,423    240,381
    Royal Caribbean Cruises, Ltd................................  19,307  2,334,989
    RTW RetailWinds, Inc........................................ 103,464    240,036
*   Rubicon Project, Inc. (The).................................  69,201    442,194
    Ruth's Hospitality Group, Inc...............................  46,325  1,203,524
#*  Sally Beauty Holdings, Inc..................................  17,750    314,175
#*  Scientific Games Corp., Class A.............................  24,010    555,351
#*  SeaWorld Entertainment, Inc.................................  48,406  1,288,568
#*  Sequential Brands Group, Inc................................       1          1

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Service Corp. International.................................  46,837 $1,948,888
*   ServiceMaster Global Holdings, Inc..........................  34,770  1,704,773
#*  Shake Shack, Inc., Class A..................................  11,445    701,579
*   Shiloh Industries, Inc......................................  48,438    277,065
#   Shoe Carnival, Inc..........................................  25,961    925,769
*   Shutterfly, Inc.............................................  50,979  2,234,410
    Shutterstock, Inc...........................................  15,749    637,047
#   Signet Jewelers, Ltd........................................ 100,898  2,338,816
    Six Flags Entertainment Corp................................  16,495    875,720
*   Skechers U.S.A., Inc., Class A.............................. 113,986  3,608,797
    Skyline Champion Corp.......................................  32,500    686,075
#*  Sleep Number Corp...........................................  34,062  1,185,358
#   Sonic Automotive, Inc., Class A.............................  91,720  1,855,496
#*  Sotheby's...................................................  58,473  2,466,391
    Speedway Motorsports, Inc...................................  58,413  1,071,879
#*  Sportsman's Warehouse Holdings, Inc.........................  12,810     57,133
#   Stage Stores, Inc...........................................  95,481     99,300
#*  Stamps.com, Inc.............................................   7,526    645,731
    Standard Motor Products, Inc................................  38,561  1,926,893
#   Steven Madden, Ltd..........................................  80,817  2,937,698
*   Stoneridge, Inc.............................................  61,626  1,936,905
    Strategic Education, Inc....................................  34,401  4,931,383
    Strattec Security Corp......................................   5,659    171,411
    Superior Group of Cos, Inc..................................  22,099    369,937
#   Superior Industries International, Inc......................  71,051    351,702
*   Sypris Solutions, Inc.......................................  17,625     17,625
#   Tailored Brands, Inc........................................  13,292    108,330
*   Tandy Leather Factory, Inc..................................  17,438    103,233
    Tapestry, Inc...............................................  31,326  1,010,890
    Target Corp.................................................  52,314  4,050,150
*   Taylor Morrison Home Corp., Class A.........................  98,038  1,898,016
#*  Tempur Sealy International, Inc.............................  13,378    821,409
    Tenneco, Inc., Class A......................................  87,483  1,917,627
    Texas Roadhouse, Inc........................................  39,134  2,113,627
#   Thor Industries, Inc........................................  22,804  1,502,099
#   Tiffany & Co................................................  15,364  1,656,546
    Tile Shop Holdings, Inc.....................................  87,721    426,324
    Tilly's, Inc., Class A......................................  23,747    279,265
    Toll Brothers, Inc.......................................... 110,702  4,217,746
*   TopBuild Corp...............................................  46,417  3,306,283
    Tower International, Inc....................................  46,720  1,090,445
*   Town Sports International Holdings, Inc.....................  12,510     45,411
    Tractor Supply Co...........................................  17,500  1,811,250
*   Trans World Entertainment Corp.............................. 193,500     69,679
*   TravelCenters of America LLC................................  15,681     62,881
#*  TRI Pointe Group, Inc....................................... 286,724  3,741,748
*   Tuesday Morning Corp........................................  69,307    155,941
    Tupperware Brands Corp......................................  14,894    354,477
#*  Turtle Beach Corp...........................................   2,487     25,467
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  10,973  3,829,358
#*  Under Armour, Inc., Class A.................................  16,694    385,464
#*  Under Armour, Inc., Class C.................................  23,767    492,452
*   Unifi, Inc..................................................  28,980    585,396
    Unique Fabricating, Inc.....................................   4,543     15,461
*   Universal Electronics, Inc..................................  18,436    701,490
*   Universal Technical Institute, Inc..........................  22,884     77,577
*   Urban Outfitters, Inc....................................... 193,451  5,751,298
#*  US Auto Parts Network, Inc..................................  49,154     49,154
    Vail Resorts, Inc...........................................   5,219  1,194,368

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Veoneer, Inc................................................  10,674 $    235,575
*   Vera Bradley, Inc...........................................  57,946      711,577
    VF Corp.....................................................  13,052    1,232,239
#*  Vince Holding Corp..........................................   1,700       22,950
*   Vista Outdoor, Inc..........................................  93,873      810,124
#*  Visteon Corp................................................  10,965      723,909
#*  Vitamin Shoppe, Inc.........................................  82,153      515,921
*   VOXX International Corp.....................................  43,628      190,218
#*  Wayfair, Inc., Class A......................................     300       48,645
#*  Weight Watchers International, Inc..........................   6,975      142,430
    Wendy's Co. (The)........................................... 105,558    1,964,434
    Weyco Group, Inc............................................  11,380      390,448
    Whirlpool Corp..............................................  22,837    3,170,232
#*  William Lyon Homes, Class A.................................  41,992      707,985
#   Williams-Sonoma, Inc........................................  69,966    3,999,956
#   Wingstop, Inc...............................................  12,474      938,918
    Winmark Corp................................................   3,672      677,668
#   Winnebago Industries, Inc...................................  58,248    2,060,232
    Wolverine World Wide, Inc................................... 104,514    3,847,160
    Wyndham Destinations, Inc...................................  18,662      812,917
    Wyndham Hotels & Resorts, Inc...............................  29,440    1,640,397
    Wynn Resorts, Ltd...........................................   5,929      856,444
#*  ZAGG, Inc...................................................  64,087      528,077
#   Zovio, Inc..................................................  59,551      358,497
*   Zumiez, Inc.................................................  45,269    1,205,513
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY....................................          532,692,601
                                                                         ------------
CONSUMER STAPLES -- (3.6%)
    Alico, Inc..................................................  10,214      283,745
    Andersons, Inc. (The).......................................  59,819    1,956,081
    Archer-Daniels-Midland Co................................... 128,296    5,722,002
*   Avon Products, Inc.......................................... 111,716      355,257
#   B&G Foods, Inc.............................................. 107,792    2,802,592
#*  Boston Beer Co., Inc. (The), Class A........................   5,703    1,767,987
*   Bridgford Foods Corp........................................   4,114      115,192
    Bunge, Ltd..................................................  98,526    5,163,748
#   Calavo Growers, Inc.........................................  11,046    1,058,317
#   Cal-Maine Foods, Inc........................................  51,948    2,135,582
#   Campbell Soup Co............................................  13,919      538,526
    Casey's General Stores, Inc.................................  17,684    2,340,477
#*  Central Garden & Pet Co.....................................  20,939      564,934
*   Central Garden & Pet Co., Class A...........................  59,862    1,465,422
#*  Chefs' Warehouse, Inc. (The)................................  41,680    1,362,102
    Church & Dwight Co., Inc....................................  20,030    1,501,249
#   Coca-Cola Consolidated, Inc.................................   8,611    2,798,833
*   Coffee Holding Co., Inc.....................................   1,900        9,671
    Conagra Brands, Inc.........................................  39,698    1,221,904
    Constellation Brands, Inc., Class A.........................   9,086    1,923,234
    Constellation Brands, Inc., Class B.........................   1,214      236,178
    Costco Wholesale Corp.......................................  12,989    3,189,189
#   Coty, Inc., Class A......................................... 119,310    1,290,934
*   Craft Brew Alliance, Inc....................................  29,866      421,409
*   Crimson Wine Group, Ltd.....................................   7,007       51,572
*   Darling Ingredients, Inc.................................... 223,101    4,865,833
#   Dean Foods Co............................................... 150,183      255,311
*   Edgewell Personal Care Co...................................  93,403    3,851,006
    Energizer Holdings, Inc.....................................  10,791      516,781
#*  Farmer Brothers Co..........................................  26,744      539,159
#   Flowers Foods, Inc.......................................... 126,752    2,755,588

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER STAPLES -- (Continued)
    Fresh Del Monte Produce, Inc................................  85,147 $ 2,512,688
    General Mills, Inc..........................................  16,200     833,814
#*  Hain Celestial Group, Inc. (The)............................  17,672     385,603
*   Herbalife Nutrition, Ltd....................................  24,490   1,294,297
#   Hormel Foods Corp...........................................  45,106   1,801,534
#*  Hostess Brands, Inc......................................... 141,962   1,902,291
    Ingles Markets, Inc., Class A...............................  24,913     683,862
    Ingredion, Inc..............................................  28,717   2,720,936
    Inter Parfums, Inc..........................................  42,188   3,058,208
    J&J Snack Foods Corp........................................  17,267   2,714,027
    JM Smucker Co. (The)........................................  34,957   4,286,777
    John B. Sanfilippo & Son, Inc...............................  14,738   1,062,757
    Kellogg Co..................................................  12,152     732,766
#   Keurig Dr Pepper, Inc.......................................  22,142     643,668
#   Kraft Heinz Co. (The).......................................  60,931   2,025,346
    Kroger Co. (The)............................................  77,932   2,009,087
    Lamb Weston Holdings, Inc...................................   5,072     355,294
    Lancaster Colony Corp.......................................   8,895   1,322,775
*   Landec Corp.................................................  52,000     546,520
#*  Lifevantage Corp............................................   2,000      22,760
*   Lifeway Foods, Inc..........................................  10,375      21,684
    Limoneira Co................................................  12,617     288,172
    Mannatech, Inc..............................................   2,569      46,139
    McCormick & Co., Inc........................................   1,064     163,654
#   McCormick & Co., Inc. Non-Voting............................  11,755   1,809,917
    Medifast, Inc...............................................  18,719   2,745,890
#   MGP Ingredients, Inc........................................  23,542   2,068,636
    Molson Coors Brewing Co., Class A...........................     534      35,778
    Molson Coors Brewing Co., Class B...........................  99,795   6,405,841
    Mondelez International, Inc., Class A.......................  87,238   4,436,052
*   Monster Beverage Corp.......................................   7,200     429,120
#   National Beverage Corp......................................   8,382     469,392
*   Natural Alternatives International, Inc.....................   8,015     104,275
*   Natural Grocers by Vitamin Cottage, Inc.....................  21,956     271,815
#   Natural Health Trends Corp..................................     995      11,502
*   Nature's Sunshine Products, Inc.............................  20,833     187,497
    Nu Skin Enterprises, Inc., Class A..........................  31,455   1,600,116
    Oil-Dri Corp. of America....................................   7,273     231,354
*   Performance Food Group Co...................................  57,521   2,355,485
    Philip Morris International, Inc............................  34,225   2,962,516
*   Pilgrim's Pride Corp........................................  37,815   1,017,602
*   Post Holdings, Inc..........................................  67,110   7,568,666
    PriceSmart, Inc.............................................  41,050   2,455,200
#*  Primo Water Corp............................................  13,032     205,254
    Procter & Gamble Co. (The).................................. 116,144  12,367,013
#*  Pyxus International, Inc....................................  13,882     316,926
#*  Revlon, Inc., Class A.......................................  14,164     302,401
#*  Rite Aid Corp...............................................   3,816      34,950
#   Rocky Mountain Chocolate Factory, Inc.......................   5,450      53,655
*   S&W Seed Co.................................................  14,868      43,712
#   Sanderson Farms, Inc........................................  32,665   4,952,994
    Seaboard Corp...............................................     535   2,405,135
*   Seneca Foods Corp., Class A.................................  13,520     334,620
*   Seneca Foods Corp., Class B.................................   1,251      30,562
*   Simply Good Foods Co. (The).................................  74,455   1,672,259
#*  Smart & Final Stores, Inc...................................  17,965     117,311
    SpartanNash Co..............................................  59,209     957,410
    Spectrum Brands Holdings, Inc...............................  20,819   1,281,826
*   Sprouts Farmers Market, Inc.................................  64,713   1,386,152

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
*   Tofutti Brands, Inc.........................................     799 $      1,510
#   Tootsie Roll Industries, Inc................................  22,342      867,540
*   TreeHouse Foods, Inc........................................ 100,369    6,722,716
    Turning Point Brands, Inc...................................     539       23,053
    Tyson Foods, Inc., Class A..................................  47,445    3,558,849
#*  United Natural Foods, Inc...................................  49,101      634,385
    United-Guardian, Inc........................................   1,872       35,587
    Universal Corp..............................................  44,566    2,400,325
*   US Foods Holding Corp.......................................  67,152    2,454,406
*   USANA Health Sciences, Inc..................................  19,931    1,663,441
#   Vector Group, Ltd...........................................  31,884      303,855
#*  Veru, Inc...................................................  14,000       19,460
#   Village Super Market, Inc., Class A.........................  10,832      318,244
    Walgreens Boots Alliance, Inc...............................  95,500    5,115,935
    Walmart, Inc................................................  76,857    7,903,974
#   WD-40 Co....................................................   7,242    1,218,467
#   Weis Markets, Inc...........................................  37,487    1,576,328
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          182,941,383
                                                                         ------------
ENERGY -- (6.2%)
*   Abraxas Petroleum Corp...................................... 116,882      161,297
    Adams Resources & Energy, Inc...............................   5,276      190,727
    Anadarko Petroleum Corp.....................................  33,696    2,454,754
#*  Antero Resources Corp....................................... 131,175      951,019
#   Apache Corp.................................................  63,128    2,077,542
*   Apergy Corp.................................................  41,031    1,628,520
#*  Approach Resources, Inc.....................................   1,047          358
#   Arch Coal, Inc., Class A....................................  40,373    3,915,374
    Archrock, Inc............................................... 167,170    1,690,089
*   Ardmore Shipping Corp.......................................   6,793       47,415
*   Aspen Aerogels, Inc.........................................  32,024      130,978
#   Baker Hughes a GE Co........................................  42,738    1,026,567
*   Barnwell Industries, Inc....................................   7,497        9,976
*   Basic Energy Services, Inc..................................  39,876      100,488
#*  Bonanza Creek Energy, Inc...................................  26,040      626,783
#*  Bristow Group, Inc..........................................  36,914       18,642
*   C&J Energy Services, Inc....................................  43,114      605,752
    Cabot Oil & Gas Corp........................................  37,044      959,069
*   Cactus, Inc., Class A.......................................   3,676      133,439
*   California Resources Corp...................................   4,090       86,217
#*  Callon Petroleum Co......................................... 393,544    2,955,515
#*  Carrizo Oil & Gas, Inc...................................... 152,570    1,955,947
#*  Centennial Resource Development, Inc., Class A.............. 111,019    1,169,030
*   Cheniere Energy, Inc........................................  10,173      654,633
#*  Chesapeake Energy Corp...................................... 622,071    1,810,227
    Chevron Corp................................................ 219,265   26,324,956
    Cimarex Energy Co...........................................  22,172    1,522,330
*   Clean Energy Fuels Corp..................................... 209,382      657,459
#*  Cloud Peak Energy, Inc...................................... 299,178       18,100
*   CNX Resources Corp.......................................... 319,675    2,864,288
    Concho Resources, Inc.......................................  64,803    7,476,970
    ConocoPhillips..............................................  80,805    5,100,412
*   CONSOL Energy, Inc..........................................  34,779    1,179,008
#*  Contango Oil & Gas Co.......................................  30,176       91,132
*   Continental Resources, Inc..................................  19,021      874,776
#   Core Laboratories NV........................................   7,352      466,043
    CVR Energy, Inc.............................................  49,655    2,264,765
*   Dawson Geophysical Co.......................................  56,799      159,037
    Delek US Holdings, Inc...................................... 138,506    5,133,032

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
#*  Denbury Resources, Inc...................................... 756,391 $ 1,686,752
    Devon Energy Corp...........................................  55,011   1,768,054
    DHT Holdings, Inc........................................... 283,715   1,512,201
#*  Diamond Offshore Drilling, Inc.............................. 182,683   1,773,852
    Diamondback Energy, Inc.....................................  34,801   3,702,478
    DMC Global, Inc.............................................  22,503   1,559,458
*   Dorian LPG, Ltd.............................................  27,766     222,683
#*  Dril-Quip, Inc..............................................  79,155   3,447,992
#*  Earthstone Energy, Inc., Class A............................  16,216     108,647
#   EnLink Midstream LLC........................................ 124,069   1,450,367
#   Ensco Rowan P.L.C., Class A................................. 293,627   4,101,969
    EOG Resources, Inc..........................................  37,354   3,587,852
    EQT Corp....................................................  40,584     829,943
*   Equitrans Midstream Corp....................................  32,467     676,288
*   Era Group, Inc..............................................  30,538     294,386
    Evolution Petroleum Corp....................................  40,771     286,620
*   Exterran Corp...............................................  52,353     744,460
#*  Extraction Oil & Gas, Inc................................... 160,165     752,776
    Exxon Mobil Corp............................................ 365,812  29,367,387
*   Forum Energy Technologies, Inc.............................. 148,251     886,541
#*  Frank's International NV.................................... 170,374     994,984
    GasLog, Ltd.................................................  94,603   1,478,645
*   Geospace Technologies Corp..................................  14,980     201,481
*   Goodrich Petroleum Corp.....................................  10,368     141,938
#   Green Plains, Inc...........................................  75,637   1,313,815
*   Gulf Island Fabrication, Inc................................  33,632     289,235
#*  Gulfport Energy Corp........................................ 219,512   1,437,804
#*  Halcon Resources Corp....................................... 221,582     288,057
    Hallador Energy Co..........................................   9,402      48,514
    Halliburton Co..............................................  28,334     802,702
*   Helix Energy Solutions Group, Inc........................... 236,198   1,847,068
    Helmerich & Payne, Inc......................................  56,760   3,321,595
#   Hess Corp...................................................  64,841   4,157,605
#*  HighPoint Resources Corp....................................  84,958     232,785
    HollyFrontier Corp.......................................... 177,176   8,456,610
#*  Hornbeck Offshore Services, Inc.............................  42,073      54,695
#*  Independence Contract Drilling, Inc.........................   2,791       7,899
*   International Seaways, Inc..................................  25,592     456,049
#*  ION Geophysical Corp........................................  23,900     305,681
#*  Jagged Peak Energy, Inc.....................................  61,946     654,769
*   Keane Group, Inc............................................ 175,697   1,843,062
    Kinder Morgan, Inc.......................................... 156,135   3,102,402
#*  KLX Energy Services Holdings, Inc...........................  35,115     984,976
#   Kosmos Energy, Ltd.......................................... 474,522   3,174,552
*   Laredo Petroleum, Inc....................................... 263,384     795,420
*   Lonestar Resources US, Inc., Class A........................  20,810      82,824
#   Mammoth Energy Services, Inc................................  20,838     324,864
    Marathon Oil Corp........................................... 355,533   6,058,282
    Marathon Petroleum Corp..................................... 111,784   6,804,292
#*  Matador Resources Co........................................ 174,296   3,431,888
*   Matrix Service Co...........................................  43,835     859,604
#*  McDermott International, Inc................................ 359,933   2,911,858
*   Midstates Petroleum Co., Inc................................   4,800      61,296
*   Mitcham Industries, Inc.....................................  31,767     118,491
#   Montage Resources Corp......................................   9,192     102,215
    Murphy Oil Corp............................................. 203,591   5,545,819
#   Nabors Industries, Ltd...................................... 288,152   1,008,532
    NACCO Industries, Inc., Class A.............................   9,759     399,046
    National Oilwell Varco, Inc................................. 117,731   3,077,488

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
ENERGY -- (Continued)
*   Natural Gas Services Group, Inc.............................  24,515 $  393,956
*   NCS Multistage Holdings, Inc................................   1,110      4,407
#*  Newpark Resources, Inc...................................... 198,215  1,446,969
#*  Noble Corp. P.L.C........................................... 165,560    435,423
    Noble Energy, Inc........................................... 203,789  5,514,530
#*  Northern Oil and Gas, Inc...................................  81,866    216,945
*   Oasis Petroleum, Inc........................................ 401,613  2,449,839
    Occidental Petroleum Corp...................................  56,436  3,322,952
*   Oceaneering International, Inc.............................. 138,715  2,663,328
*   Oil States International, Inc...............................  93,828  1,812,757
    ONEOK, Inc..................................................  18,514  1,257,656
*   Pacific Ethanol, Inc........................................  45,060     49,115
    Panhandle Oil and Gas, Inc., Class A........................  27,323    409,845
*   Par Pacific Holdings, Inc...................................  67,216  1,313,401
#*  Parker Drilling Co..........................................      90      1,767
*   Parsley Energy, Inc., Class A...............................  96,044  1,917,038
    Patterson-UTI Energy, Inc................................... 199,887  2,716,464
    PBF Energy, Inc., Class A................................... 188,703  6,336,647
*   PDC Energy, Inc.............................................  75,812  3,297,064
    Peabody Energy Corp......................................... 139,564  4,015,256
*   Penn Virginia Corp..........................................  16,635    746,912
    Phillips 66.................................................  24,696  2,328,092
*   Pioneer Energy Services Corp................................ 278,307    484,254
    Pioneer Natural Resources Co................................  12,002  1,997,853
*   PrimeEnergy Resources Corp..................................     800    110,400
*   ProPetro Holding Corp....................................... 118,861  2,630,394
*   QEP Resources, Inc.......................................... 187,774  1,412,060
*   Quintana Energy Services, Inc...............................   1,700      8,092
#   Range Resources Corp........................................ 149,901  1,355,105
#*  Renewable Energy Group, Inc.................................  90,120  2,173,694
*   REX American Resources Corp.................................  10,443    882,538
#*  RigNet, Inc.................................................  21,824    204,927
#*  Ring Energy, Inc............................................  82,748    428,635
#   RPC, Inc....................................................  21,678    223,067
*   SandRidge Energy, Inc.......................................  11,543     96,499
    Schlumberger, Ltd...........................................  74,956  3,199,122
#   Scorpio Tankers, Inc........................................  44,832  1,155,769
#*  SEACOR Holdings, Inc........................................  33,680  1,500,107
#*  SEACOR Marine Holdings, Inc.................................  35,590    483,312
#*  Select Energy Services, Inc., Class A.......................  47,597    548,317
    SemGroup Corp., Class A..................................... 129,975  1,697,473
#   Ship Finance International, Ltd............................. 130,079  1,659,808
*   SilverBow Resources, Inc....................................   3,866     70,129
    SM Energy Co................................................ 147,451  2,348,894
#*  Smart Sand, Inc.............................................  17,717     69,628
#   Solaris Oilfield Infrastructure, Inc., Class A..............   9,460    160,725
#*  Southwestern Energy Co...................................... 507,537  2,004,771
#*  SRC Energy, Inc............................................. 439,706  2,704,192
*   Superior Energy Services, Inc............................... 296,563  1,064,661
*   Talos Energy, Inc...........................................  48,155  1,430,204
    Targa Resources Corp........................................  65,476  2,628,861
#   TechnipFMC P.L.C............................................  99,176  2,438,738
#   Teekay Corp.................................................  37,640    156,582
#   Teekay Tankers, Ltd., Class A............................... 295,640    322,248
*   TETRA Technologies, Inc..................................... 235,823    561,259
#*  Tidewater, Inc..............................................   1,267     28,508
#*  Transocean, Ltd............................................. 499,314  3,924,608
#*  Ultra Petroleum Corp........................................ 208,706     87,740
*   Unit Corp...................................................  84,167  1,141,305

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
ENERGY -- (Continued)
#   US Silica Holdings, Inc.....................................  63,187 $    999,618
#*  VAALCO Energy, Inc..........................................   3,600        8,316
    Valero Energy Corp..........................................  89,358    8,101,196
#*  W&T Offshore, Inc...........................................  43,725      278,966
#*  Whiting Petroleum Corp...................................... 128,505    3,519,752
    Williams Cos., Inc. (The)...................................  34,157      967,668
    World Fuel Services Corp.................................... 121,547    3,749,725
*   WPX Energy, Inc............................................. 412,369    5,727,805
                                                                         ------------
TOTAL ENERGY....................................................          314,830,102
                                                                         ------------
FINANCIALS -- (22.7%)
#   1st Constitution Bancorp....................................  11,570      217,285
    1st Source Corp.............................................  41,442    1,940,729
    ACNB Corp...................................................   7,905      299,362
    Affiliated Managers Group, Inc..............................   6,745      748,155
    Aflac, Inc.................................................. 101,122    5,094,526
*   Alleghany Corp..............................................   6,928    4,550,865
*   Allegiance Bancshares, Inc..................................   1,651       57,075
    Allstate Corp. (The)........................................  41,222    4,083,451
    Ally Financial, Inc......................................... 297,038    8,824,999
*   A-Mark Precious Metals, Inc.................................   6,646       74,834
#*  Ambac Financial Group, Inc..................................  47,221      883,033
    American Equity Investment Life Holding Co.................. 158,798    4,670,249
    American Express Co.........................................  71,837    8,421,452
    American Financial Group, Inc...............................  53,436    5,532,229
    American International Group, Inc...........................  72,521    3,449,824
    American National Bankshares, Inc...........................   9,865      373,094
    American National Insurance Co..............................  21,575    2,444,232
    American River Bankshares...................................   1,900       24,339
    Ameriprise Financial, Inc...................................  18,132    2,661,234
    Ameris Bancorp..............................................  60,511    2,206,231
    AMERISAFE, Inc..............................................  26,331    1,559,322
    AmeriServ Financial, Inc....................................  15,921       65,754
    Ames National Corp..........................................  13,390      378,267
*   Arch Capital Group, Ltd..................................... 174,912    5,908,527
    Ares Management Corp., Class A..............................   4,739      115,869
    Argo Group International Holdings, Ltd......................  60,182    4,698,409
    Arrow Financial Corp........................................  21,873      736,026
    Arthur J Gallagher & Co.....................................  14,066    1,176,199
    Artisan Partners Asset Management, Inc., Class A............  20,958      593,950
    Associated Banc-Corp........................................ 200,740    4,554,791
#   Associated Capital Group, Inc., Class A.....................     600       24,786
    Assurant, Inc...............................................  44,325    4,210,875
    Assured Guaranty, Ltd....................................... 157,480    7,511,796
*   Asta Funding, Inc...........................................   1,515        7,067
*   Athene Holding, Ltd., Class A...............................  32,019    1,445,978
    Atlantic American Corp......................................   5,179       12,740
*   Atlantic Capital Bancshares, Inc............................  25,200      439,488
*   Atlanticus Holdings Corp....................................  19,831       69,607
*   Atlas Financial Holdings, Inc...............................   5,461        6,990
#   Auburn National Bancorporation, Inc.........................   2,722       97,366
    Axis Capital Holdings, Ltd..................................  79,742    4,533,333
#*  Axos Financial, Inc.........................................  98,136    3,211,010
#   Banc of California, Inc.....................................  63,815      925,956
    BancFirst Corp..............................................  43,213    2,437,213
#*  Bancorp of New Jersey, Inc..................................   4,827       64,971
*   Bancorp, Inc. (The).........................................  89,555      914,357
    BancorpSouth Bank........................................... 135,396    4,126,870
    Bank of America Corp........................................ 851,074   26,025,843

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Bank of Commerce Holdings...................................  11,986 $   129,689
#   Bank of Hawaii Corp.........................................  35,363   2,913,204
    Bank of Marin Bancorp.......................................   9,232     390,975
    Bank of New York Mellon Corp. (The)......................... 105,745   5,251,297
    Bank of NT Butterfield & Son, Ltd. (The)....................  84,854   3,395,857
    Bank of South Carolina Corp.................................   3,898      76,011
    Bank OZK....................................................  52,678   1,719,937
    BankFinancial Corp..........................................  35,242     528,982
    BankUnited, Inc............................................. 112,600   4,118,908
#   Bankwell Financial Group, Inc...............................   3,662     111,654
    Banner Corp.................................................  55,096   2,921,190
    Bar Harbor Bankshares.......................................  14,642     384,792
*   Baycom Corp.................................................   5,000     115,250
    BB&T Corp...................................................  90,553   4,636,314
    BCB Bancorp, Inc............................................  10,545     139,405
*   Berkshire Bancorp, Inc......................................   2,025      26,659
*   Berkshire Hathaway, Inc., Class B........................... 118,517  25,683,819
    Berkshire Hills Bancorp, Inc................................  79,236   2,376,288
#   BGC Partners, Inc., Class A................................. 127,988     691,135
    BlackRock, Inc..............................................   6,183   3,000,239
*   Blucora, Inc................................................  51,074   1,787,590
    Blue Capital Reinsurance Holdings, Ltd......................   6,568      48,866
    BOK Financial Corp..........................................  67,149   5,851,364
    Boston Private Financial Holdings, Inc...................... 156,144   1,787,849
    Bridge Bancorp, Inc.........................................  12,760     395,432
*   Brighthouse Financial, Inc..................................  15,892     664,127
    BrightSphere Investment Group P.L.C.........................  24,798     363,539
    Brookline Bancorp, Inc...................................... 141,722   2,132,916
    Brown & Brown, Inc..........................................  72,663   2,307,050
    Bryn Mawr Bank Corp.........................................  33,722   1,284,471
    C&F Financial Corp..........................................   4,203     203,846
#   Cadence BanCorp............................................. 175,953   4,002,931
    California First National Bancorp...........................   6,388      98,216
    Cambridge Bancorp...........................................   2,984     250,208
    Camden National Corp........................................  23,734   1,043,821
*   Cannae Holdings, Inc........................................ 110,610   2,839,359
    Capital City Bank Group, Inc................................  23,672     543,036
    Capital One Financial Corp..................................  70,527   6,547,021
    Capitol Federal Financial, Inc.............................. 263,225   3,632,505
    Capstar Financial Holdings, Inc.............................   2,201      34,093
    Carolina Financial Corp.....................................  28,919   1,043,687
*   Carolina Trust Bancshares, Inc..............................   1,062       8,762
    Cathay General Bancorp......................................  99,933   3,676,535
    Cboe Global Markets, Inc....................................  12,636   1,283,944
#   CBTX, Inc...................................................   8,514     269,894
    CenterState Banks Corp...................................... 142,802   3,524,353
    Central Pacific Financial Corp..............................  40,073   1,202,591
    Central Valley Community Bancorp............................     800      16,368
    Century Bancorp, Inc., Class A..............................   6,365     583,480
    Charles Schwab Corp. (The)..................................  31,812   1,456,353
    Chemical Financial Corp.....................................  74,929   3,291,631
    Chemung Financial Corp......................................   3,608     170,947
    Chubb, Ltd..................................................  31,930   4,636,236
    Cincinnati Financial Corp...................................  54,778   5,268,548
    CIT Group, Inc..............................................  91,315   4,864,350
    Citigroup, Inc.............................................. 258,480  18,274,536
    Citizens & Northern Corp....................................   5,780     163,863
    Citizens Community Bancorp, Inc.............................   1,908      22,438
    Citizens Financial Group, Inc...............................  97,760   3,538,912

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Citizens First Corp.........................................   1,000 $   25,200
    Citizens Holding Co.........................................   2,806     60,385
#*  Citizens, Inc...............................................  46,149    311,967
    City Holding Co.............................................  23,364  1,854,634
    Civista Bancshares, Inc.....................................  12,586    276,892
    CME Group, Inc..............................................  17,214  3,079,585
    CNA Financial Corp..........................................  18,368    850,989
    CNB Financial Corp..........................................  15,777    449,329
    CNO Financial Group, Inc.................................... 235,316  3,894,480
    Codorus Valley Bancorp, Inc.................................   8,009    169,470
#   Cohen & Steers, Inc.........................................  29,832  1,496,075
    Colony Bankcorp, Inc........................................   5,499     94,088
    Columbia Banking System, Inc................................ 124,609  4,677,822
    Comerica, Inc...............................................  55,683  4,376,127
#   Commerce Bancshares, Inc....................................  59,469  3,593,712
    Commercial National Financial Corp..........................   1,413     31,573
#   Community Bank System, Inc..................................  76,552  5,087,646
    Community Bankers Trust Corp................................  27,841    219,387
    Community Financial Corp. (The).............................   6,638    203,256
*   Community First Bancshares, Inc.............................   3,000     30,225
    Community Trust Bancorp, Inc................................  30,921  1,306,412
    Community West Bancshares...................................   2,872     29,266
    ConnectOne Bancorp, Inc.....................................  51,784  1,130,445
*   Consumer Portfolio Services, Inc............................  67,769    238,547
#   County Bancorp, Inc.........................................   8,099    145,215
#*  Cowen, Inc..................................................  18,912    316,776
#   Crawford & Co., Class A.....................................  58,663    527,967
    Crawford & Co., Class B.....................................  38,504    339,605
#*  Credit Acceptance Corp......................................   7,829  3,884,906
#   Cullen/Frost Bankers, Inc...................................  14,354  1,459,658
*   Customers Bancorp, Inc......................................  53,012  1,200,722
    CVB Financial Corp.......................................... 149,206  3,237,770
    Diamond Hill Investment Group, Inc..........................   3,930    567,806
    Dime Community Bancshares, Inc..............................  69,392  1,398,249
    Discover Financial Services.................................  43,791  3,568,529
    DNB Financial Corp..........................................   5,244    214,899
    Donegal Group, Inc., Class A................................  48,314    652,239
    Donegal Group, Inc., Class B................................   3,821     44,897
*   Donnelley Financial Solutions, Inc..........................  47,431    726,169
    E*TRADE Financial Corp......................................  63,156  3,199,483
    Eagle Bancorp Montana, Inc..................................   7,714    131,138
#*  Eagle Bancorp, Inc..........................................  46,598  2,575,005
    East West Bancorp, Inc......................................  37,299  1,920,153
    Eaton Vance Corp............................................  28,293  1,176,140
*   eHealth, Inc................................................  26,031  1,581,123
    Elmira Savings Bank.........................................   1,680     27,468
    EMC Insurance Group, Inc....................................  22,745    730,342
    Emclaire Financial Corp.....................................     500     15,800
    Employers Holdings, Inc.....................................  57,548  2,469,960
#*  Encore Capital Group, Inc...................................  39,705  1,122,063
*   Enova International, Inc....................................  74,883  2,054,041
*   Enstar Group, Ltd...........................................  15,614  2,767,738
*   Entegra Financial Corp......................................   3,049     89,946
    Enterprise Bancorp, Inc.....................................   6,505    206,404
    Enterprise Financial Services Corp..........................  39,852  1,695,304
*   Equity Bancshares, Inc., Class A............................  10,114    265,594
    Erie Indemnity Co., Class A.................................   7,683  1,454,546
*   Esquire Financial Holdings, Inc.............................     826     20,766
    ESSA Bancorp, Inc...........................................  11,606    177,688

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
*   Essent Group, Ltd...........................................  36,623 $1,737,761
    Evans Bancorp, Inc..........................................   4,676    171,796
    Evercore, Inc., Class A.....................................  18,978  1,849,027
    Everest Re Group, Ltd.......................................  19,038  4,483,449
#*  EZCORP, Inc., Class A.......................................  80,402    873,970
#   FactSet Research Systems, Inc...............................   5,700  1,572,459
    Farmers & Merchants Bancorp, Inc............................   1,953     61,988
    Farmers National Banc Corp..................................  13,624    196,049
    Fauquier Bankshares, Inc....................................     840     18,354
    FB Financial Corp...........................................  33,641  1,235,970
    FBL Financial Group, Inc., Class A..........................  32,494  2,029,900
    Federal Agricultural Mortgage Corp., Class A................     987     69,978
    Federal Agricultural Mortgage Corp., Class C................  13,576  1,038,292
#   Federated Investors, Inc., Class B.......................... 166,679  5,122,046
    FedNat Holding Co...........................................  25,970    422,532
    Fidelity D&D Bancorp, Inc...................................      50      3,000
    Fidelity National Financial, Inc............................ 102,339  4,088,443
    Fidelity Southern Corp......................................  45,214  1,316,180
    Fifth Third Bancorp......................................... 342,882  9,881,859
    Financial Institutions, Inc.................................  27,038    743,545
*   First Acceptance Corp.......................................  27,407     32,888
    First American Financial Corp............................... 149,802  8,547,702
    First Bancorp...............................................  51,514  1,952,896
    First BanCorp............................................... 376,044  4,249,297
    First Bancorp, Inc..........................................  11,947    320,299
    First Bancshares, Inc.......................................     700     10,500
    First Bancshares, Inc. (The)................................   1,495     46,166
    First Bank..................................................  10,678    121,836
    First Busey Corp............................................  74,114  1,915,106
    First Business Financial Services, Inc......................  11,680    268,990
    First Capital, Inc..........................................   2,700    138,186
    First Choice Bancorp........................................     980     20,835
    First Citizens BancShares, Inc., Class A....................  11,878  5,324,313
    First Commonwealth Financial Corp........................... 172,895  2,353,101
    First Community Bancshares, Inc.............................  24,930    866,567
#   First Community Corp........................................  10,126    190,268
    First Defiance Financial Corp...............................  25,202    743,711
#   First Financial Bancorp..................................... 175,079  4,394,483
#   First Financial Bankshares, Inc.............................  50,081  3,080,983
    First Financial Corp........................................  12,972    534,057
    First Financial Northwest, Inc..............................  19,410    324,729
    First Foundation, Inc.......................................  34,220    486,266
    First Hawaiian, Inc.........................................  10,800    298,620
#   First Horizon National Corp................................. 400,904  6,049,641
    First Internet Bancorp......................................   5,557    121,643
    First Interstate BancSystem, Inc., Class A..................  58,424  2,468,998
    First Merchants Corp........................................  88,201  3,234,331
#   First Mid Bancshares, Inc...................................   3,178    109,609
    First Midwest Bancorp, Inc.................................. 189,740  4,073,718
    First Northwest Bancorp.....................................   8,648    140,789
    First of Long Island Corp. (The)............................  17,578    409,040
    First Republic Bank.........................................  17,944  1,895,245
#   First Savings Financial Group, Inc..........................   2,168    125,961
    First United Corp...........................................   7,908    149,619
    First US Bancshares, Inc....................................   1,708     17,123
    FirstCash, Inc..............................................  64,343  6,285,024
    Flagstar Bancorp, Inc.......................................  99,543  3,558,662
    Flushing Financial Corp.....................................  54,698  1,236,175
#   FNB Corp.................................................... 386,279  4,685,564

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
#   Franklin Financial Network, Inc.............................  17,832 $  493,055
#   Franklin Resources, Inc.....................................  64,144  2,218,741
    FS Bancorp, Inc.............................................   3,189    164,839
#   Fulton Financial Corp....................................... 271,295  4,679,839
#   GAIN Capital Holdings, Inc..................................  67,493    355,688
    GAINSCO, Inc................................................   1,497     58,383
    GAMCO Investors, Inc., Class A..............................   6,257    135,652
*   Genworth Financial, Inc., Class A........................... 108,607    411,621
#   German American Bancorp, Inc................................  34,125  1,018,631
    Glacier Bancorp, Inc........................................  78,578  3,346,637
    Global Indemnity, Ltd.......................................  19,269    593,485
    Goldman Sachs Group, Inc. (The).............................  44,550  9,173,736
#*  Great Elm Capital Group, Inc................................  14,407     61,590
    Great Southern Bancorp, Inc.................................  23,572  1,365,997
    Great Western Bancorp, Inc.................................. 103,477  3,639,286
*   Green Dot Corp., Class A....................................  36,636  2,336,278
#   Greenhill & Co., Inc........................................   7,357    152,363
#*  Greenlight Capital Re, Ltd., Class A........................  58,091    695,930
    Guaranty Bancshares, Inc....................................   1,778     49,908
    Guaranty Federal Bancshares, Inc............................   2,787     63,321
*   Hallmark Financial Services, Inc............................  29,577    339,544
    Hamilton Lane, Inc., Class A................................   8,941    436,857
    Hancock Whitney Corp........................................ 128,012  5,599,245
    Hanmi Financial Corp........................................  55,564  1,317,978
    Hanover Insurance Group, Inc. (The).........................  59,753  7,206,809
#*  HarborOne Bancorp, Inc......................................   5,364    100,414
    Harleysville Financial Corp.................................   2,920     70,153
    Hartford Financial Services Group, Inc. (The)............... 171,851  8,989,526
    Hawthorn Bancshares, Inc....................................   6,006    141,201
#   HCI Group, Inc..............................................  23,797  1,014,228
#   Heartland Financial USA, Inc................................  51,429  2,309,162
#   Hennessy Advisors, Inc......................................  11,032    110,210
    Heritage Commerce Corp......................................  61,723    772,772
#   Heritage Financial Corp.....................................  59,288  1,794,648
    Heritage Insurance Holdings, Inc............................  11,291    154,009
    Hilltop Holdings, Inc....................................... 181,844  3,824,179
    Hingham Institution for Savings.............................   1,835    339,493
*   HMN Financial, Inc..........................................   2,450     54,268
    Home Bancorp, Inc...........................................   7,804    285,939
#   Home BancShares, Inc........................................ 170,735  3,276,405
*   HomeStreet, Inc.............................................  29,878    840,767
    HomeTrust Bancshares, Inc...................................   9,675    245,358
    Hope Bancorp, Inc........................................... 243,506  3,423,694
    HopFed Bancorp, Inc.........................................   4,907     95,883
    Horace Mann Educators Corp..................................  54,004  2,083,474
    Horizon Bancorp, Inc........................................  45,082    733,484
    Houlihan Lokey, Inc.........................................  26,633  1,313,540
*   Howard Bancorp, Inc.........................................  11,958    179,729
    Huntington Bancshares, Inc.................................. 490,578  6,828,846
    IBERIABANK Corp.............................................  65,083  5,174,098
    IF Bancorp, Inc.............................................     779     15,599
    Independence Holding Co.....................................  10,638    407,223
    Independent Bank Corp.......................................  44,480  3,568,630
    Independent Bank Corp.......................................  34,666    746,359
    Independent Bank Group, Inc.................................  60,090  3,425,130
#   Interactive Brokers Group, Inc., Class A....................  78,762  4,272,051
    Intercontinental Exchange, Inc..............................  33,150  2,696,752
    International Bancshares Corp............................... 118,525  4,915,232
*   INTL. FCStone, Inc..........................................  30,647  1,243,042

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Invesco, Ltd................................................ 171,277 $ 3,762,956
    Investar Holding Corp.......................................   8,973     208,891
    Investors Bancorp, Inc...................................... 401,537   4,718,060
    Investors Title Co..........................................   2,106     355,746
    James River Group Holdings, Ltd.............................  50,397   2,127,761
#   Janus Henderson Group P.L.C.................................  96,620   2,422,263
    Jefferies Financial Group, Inc.............................. 171,181   3,521,193
    JPMorgan Chase & Co......................................... 455,329  52,840,930
    Kearny Financial Corp....................................... 177,748   2,488,472
#   Kemper Corp................................................. 101,589   9,130,819
    Kentucky First Federal Bancorp..............................   2,320      17,713
    KeyCorp..................................................... 243,799   4,278,672
    Kingstone Cos., Inc.........................................   8,849     102,737
    Kinsale Capital Group, Inc..................................     415      30,129
    Ladenburg Thalmann Financial Services, Inc..................  58,776     215,708
    Lake Shore Bancorp, Inc.....................................     802      12,070
    Lakeland Bancorp, Inc.......................................  71,856   1,189,935
    Lakeland Financial Corp.....................................  37,698   1,800,079
    Landmark Bancorp, Inc.......................................   3,965      98,253
    Lazard, Ltd., Class A.......................................  21,214     824,800
    LCNB Corp...................................................  12,830     218,110
    LegacyTexas Financial Group, Inc............................  82,173   3,293,494
    Legg Mason, Inc............................................. 142,958   4,781,945
#*  LendingClub Corp............................................ 714,325   2,271,553
#*  LendingTree, Inc............................................   3,231   1,243,353
*   Limestone Bancorp, Inc......................................   1,669      25,502
    Lincoln National Corp....................................... 103,851   6,928,939
#   Live Oak Bancshares, Inc....................................  37,813     660,593
    Loews Corp.................................................. 114,074   5,850,855
    LPL Financial Holdings, Inc.................................  43,478   3,221,285
    M&T Bank Corp...............................................  24,778   4,213,994
    Macatawa Bank Corp..........................................  43,455     448,456
    Mackinac Financial Corp.....................................   7,896     123,888
*   Magyar Bancorp, Inc.........................................   1,971      23,800
    Maiden Holdings, Ltd........................................ 103,652      67,737
*   Malvern Bancorp, Inc........................................   8,476     179,606
*   Markel Corp.................................................   5,644   6,047,602
#   MarketAxess Holdings, Inc...................................   5,724   1,593,161
    Marlin Business Services Corp...............................  19,551     426,016
    Marsh & McLennan Cos., Inc..................................   9,400     886,326
#*  MBIA, Inc................................................... 246,439   2,383,065
    MBT Financial Corp..........................................  25,774     258,771
    Mercantile Bank Corp........................................  20,583     695,705
    Merchants Bancorp...........................................   1,777      42,968
#   Mercury General Corp........................................  99,210   5,335,514
    Meridian Bancorp, Inc.......................................  95,400   1,642,788
    Meta Financial Group, Inc...................................  44,742   1,152,554
    MetLife, Inc................................................  56,717   2,616,355
*   MGIC Investment Corp........................................  70,927   1,038,371
#   Mid Penn Bancorp, Inc.......................................   1,913      46,639
    Middlefield Banc Corp.......................................   4,043     163,944
    Midland States Bancorp, Inc.................................   4,282     114,843
#   MidSouth Bancorp, Inc.......................................  12,800     151,936
    MidWestOne Financial Group, Inc.............................   9,612     270,866
*   MMA Capital Holdings, Inc...................................   6,820     216,876
    Moelis & Co., Class A.......................................  14,388     589,189
    Morgan Stanley.............................................. 171,784   8,288,578
    Morningstar, Inc............................................   4,838     694,011
#*  Mr Cooper Group, Inc........................................  80,950     696,170

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    MSB Financial Corp..........................................   2,950 $   52,436
    MSCI, Inc...................................................  18,036  4,064,954
    MutualFirst Financial, Inc..................................  12,571    375,747
    MVB Financial Corp..........................................   6,627    109,942
    Nasdaq, Inc.................................................  36,850  3,397,570
    National Bank Holdings Corp., Class A.......................  52,346  2,001,711
    National Bankshares, Inc....................................   7,663    324,068
    National General Holdings Corp.............................. 153,736  3,789,592
    National Western Life Group, Inc., Class A..................   4,031  1,075,148
    Navient Corp................................................ 403,499  5,451,271
    Navigators Group, Inc. (The)................................  53,272  3,725,844
#   NBT Bancorp, Inc............................................  76,508  2,908,834
    Nelnet, Inc., Class A.......................................  55,598  3,227,464
#   New York Community Bancorp, Inc............................. 197,672  2,298,925
>>  NewStar Financial, Inc......................................  48,901      4,758
*   NI Holdings, Inc............................................  11,504    184,409
*   Nicholas Financial, Inc.....................................   8,092     71,857
*   Nicolet Bankshares, Inc.....................................     561     34,249
*   NMI Holdings, Inc., Class A................................. 105,560  2,964,125
    Northeast Bancorp...........................................   2,442     53,529
    Northeast Community Bancorp, Inc............................  10,523    118,384
    Northern Trust Corp.........................................  25,106  2,474,196
    Northfield Bancorp, Inc.....................................  88,208  1,323,120
    Northrim BanCorp, Inc.......................................   8,737    310,076
    Northwest Bancshares, Inc................................... 199,334  3,474,392
    Norwood Financial Corp......................................   2,461     79,195
#   Oak Valley Bancorp..........................................   2,523     48,366
    OceanFirst Financial Corp...................................  75,737  1,907,058
    Oconee Federal Financial Corp...............................   1,780     46,672
*   Ocwen Financial Corp........................................  44,269     74,815
#   OFG Bancorp.................................................  84,358  1,702,344
#   Ohio Valley Banc Corp.......................................   2,002     75,235
    Old Line Bancshares, Inc....................................  12,801    320,025
    Old National Bancorp........................................ 272,745  4,658,485
    Old Point Financial Corp....................................   4,109     86,700
    Old Republic International Corp............................. 290,533  6,496,318
    Old Second Bancorp, Inc.....................................  14,324    189,793
*   On Deck Capital, Inc........................................ 113,689    620,742
    OneMain Holdings, Inc.......................................  41,402  1,406,426
    Oppenheimer Holdings, Inc., Class A.........................   9,819    257,749
    Opus Bank...................................................  47,385  1,036,310
    Oritani Financial Corp......................................  71,372  1,238,304
    Orrstown Financial Services, Inc............................  10,925    226,584
*   Pacific Mercantile Bancorp..................................  28,291    221,519
    Pacific Premier Bancorp, Inc................................  86,423  2,512,317
#   PacWest Bancorp............................................. 107,112  4,236,280
#   Park National Corp..........................................  20,391  1,991,793
    Parke Bancorp, Inc..........................................  10,471    239,576
    Pathfinder Bancorp, Inc.....................................   1,218     16,930
#   Patriot National Bancorp, Inc...............................     120      1,921
    PB Bancorp, Inc.............................................   5,000     55,500
    PCSB Financial Corp.........................................   4,973     94,736
    Peapack Gladstone Financial Corp............................  27,010    781,399
    Penns Woods Bancorp, Inc....................................   5,950    259,777
    Pennymac Financial Services, Inc............................  43,308    965,768
    Peoples Bancorp of North Carolina, Inc......................   3,626    101,419
    Peoples Bancorp, Inc........................................  30,429    994,420
    Peoples Financial Corp......................................   2,200     25,124
#   People's United Financial, Inc.............................. 200,259  3,462,478

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    People's Utah Bancorp.......................................   7,976 $  226,917
    Pinnacle Financial Partners, Inc............................  64,404  3,739,940
    Piper Jaffray Cos...........................................  25,441  2,050,545
    PJT Partners, Inc., Class A.................................   5,350    230,692
    Plumas Bancorp..............................................   5,164    135,039
    PNC Financial Services Group, Inc. (The)....................  52,144  7,140,078
    Popular, Inc................................................ 116,807  6,740,932
#*  PRA Group, Inc..............................................  80,154  2,253,930
    Preferred Bank..............................................  19,752    971,601
    Premier Financial Bancorp, Inc..............................  18,480    306,398
    Primerica, Inc..............................................  46,785  6,095,618
    Principal Financial Group, Inc.............................. 157,281  8,990,182
    ProAssurance Corp...........................................  88,968  3,338,969
    Progressive Corp. (The).....................................  31,737  2,480,247
#   Prosperity Bancshares, Inc..................................  75,164  5,535,077
    Protective Insurance Corp., Class A.........................   1,285     21,961
    Protective Insurance Corp., Class B.........................  13,262    215,508
*   Provident Bancorp, Inc......................................   7,653    187,499
    Provident Financial Holdings, Inc...........................   9,638    195,170
    Provident Financial Services, Inc........................... 116,050  3,077,646
    Prudential Bancorp, Inc.....................................  10,382    181,270
    Prudential Financial, Inc...................................  50,096  5,295,648
    Pzena Investment Management, Inc., Class A..................   5,580     55,521
    QCR Holdings, Inc...........................................  13,908    475,793
    Radian Group, Inc........................................... 118,291  2,770,375
*   Randolph Bancorp, Inc.......................................   4,141     63,233
    Raymond James Financial, Inc................................  28,835  2,640,421
    RBB Bancorp.................................................   1,747     33,822
*   Regional Management Corp....................................  18,576    460,128
    Regions Financial Corp...................................... 513,764  7,978,755
    Reinsurance Group of America, Inc...........................  30,108  4,561,663
    RenaissanceRe Holdings, Ltd.................................  40,926  6,358,263
    Renasant Corp...............................................  90,570  3,284,068
    Republic Bancorp, Inc., Class A.............................  22,425  1,059,805
*   Republic First Bancorp, Inc.................................  37,039    189,640
    Riverview Bancorp, Inc......................................  25,407    188,520
#   RLI Corp....................................................  42,740  3,476,044
    S&T Bancorp, Inc............................................  60,545  2,426,644
*   Safeguard Scientifics, Inc..................................  39,114    447,464
    Safety Insurance Group, Inc.................................  26,070  2,422,424
    Salisbury Bancorp, Inc......................................   1,317     51,179
    Sandy Spring Bancorp, Inc...................................  51,873  1,809,849
    Santander Consumer USA Holdings, Inc........................ 181,899  3,883,544
    SB Financial Group, Inc.....................................   4,442     81,289
    SB One Bancorp..............................................   6,077    144,329
*   Seacoast Banking Corp. of Florida...........................  41,918  1,188,794
*   Security National Financial Corp., Class A..................   7,526     38,232
    SEI Investments Co..........................................  27,893  1,518,774
*   Select Bancorp, Inc.........................................  17,436    214,114
    Selective Insurance Group, Inc..............................  79,093  5,640,122
#   ServisFirst Bancshares, Inc.................................  57,776  1,960,917
    Severn Bancorp, Inc.........................................   9,402     87,063
    Shore Bancshares, Inc.......................................  10,297    163,002
    SI Financial Group, Inc.....................................  15,503    222,003
#*  Siebert Financial Corp......................................   9,193     96,251
    Sierra Bancorp..............................................  20,552    543,806
    Signature Bank..............................................  12,140  1,603,330
    Silvercrest Asset Management Group, Inc., Class A...........   7,061    102,667
    Simmons First National Corp., Class A....................... 159,096  4,039,447

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    SLM Corp.................................................... 282,090 $2,866,034
*   SmartFinancial, Inc.........................................   1,923     39,979
    Sound Financial Bancorp, Inc................................   1,602     54,869
#   South State Corp............................................  57,182  4,326,390
*   Southern First Bancshares, Inc..............................   8,205    302,026
    Southern Missouri Bancorp, Inc..............................   3,699    124,101
    Southern National Bancorp of Virginia, Inc..................  13,019    194,243
#   Southside Bancshares, Inc...................................  60,990  2,142,579
    Southwest Georgia Financial Corp............................   1,854     38,192
    Standard AVB Financial Corp.................................     698     19,090
    State Auto Financial Corp...................................  61,816  2,078,872
    State Street Corp...........................................  29,032  1,964,305
    Sterling Bancorp............................................ 360,233  7,716,191
    Stewardship Financial Corp..................................   1,829     16,644
    Stewart Information Services Corp...........................  40,609  1,726,289
    Stifel Financial Corp.......................................  65,845  3,928,971
    Stock Yards Bancorp, Inc....................................  32,058  1,101,192
    Summit Financial Group, Inc.................................   4,130    107,587
    Summit State Bank...........................................   4,239     48,749
    SunTrust Banks, Inc.........................................  59,174  3,874,714
*   SVB Financial Group.........................................  12,485  3,142,724
    Synchrony Financial......................................... 179,647  6,228,361
    Synovus Financial Corp...................................... 205,276  7,566,473
    T Rowe Price Group, Inc.....................................  20,541  2,208,157
    TCF Financial Corp.......................................... 287,991  6,373,241
    TD Ameritrade Holding Corp..................................  15,702    825,611
    Territorial Bancorp, Inc....................................  16,191    468,729
    Teton Advisors, Inc., Class A...............................      39      2,001
*   Texas Capital Bancshares, Inc...............................  47,214  3,056,162
#   TFS Financial Corp..........................................  44,220    735,821
*   Third Point Reinsurance, Ltd................................ 112,123  1,301,748
    Timberland Bancorp, Inc.....................................   9,354    291,845
    Tiptree, Inc................................................  72,177    411,409
    Tompkins Financial Corp.....................................  19,937  1,608,318
    Torchmark Corp..............................................  32,915  2,885,329
    Towne Bank.................................................. 120,375  3,139,380
    Travelers Cos., Inc. (The)..................................  45,416  6,528,550
    TriCo Bancshares............................................  44,405  1,772,204
*   TriState Capital Holdings, Inc..............................  34,263    796,957
*   Triumph Bancorp, Inc........................................  35,203  1,091,645
    TrustCo Bank Corp. NY....................................... 195,240  1,561,920
    Trustmark Corp.............................................. 121,009  4,351,484
    Two River Bancorp...........................................   7,907    120,424
    U.S. Bancorp................................................ 110,257  5,878,903
#   UMB Financial Corp..........................................  53,315  3,724,586
    Umpqua Holdings Corp........................................ 254,969  4,426,262
    Union Bankshares Corp....................................... 126,752  4,626,448
    Union Bankshares, Inc.......................................   2,000     79,020
    United Bancorp, Inc.........................................   1,000     11,420
    United Bancshares, Inc......................................   2,040     46,961
#   United Bankshares, Inc...................................... 130,459  5,119,211
    United Community Banks, Inc................................. 129,351  3,632,176
    United Community Financial Corp.............................  90,422    832,787
    United Financial Bancorp, Inc...............................  84,817  1,118,736
    United Fire Group, Inc......................................  33,160  1,446,108
#   United Insurance Holdings Corp..............................  61,292    938,993
    United Security Bancshares..................................  20,773    218,116
    Unity Bancorp, Inc..........................................  12,281    265,270
    Universal Insurance Holdings, Inc...........................  77,807  2,317,871

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
FINANCIALS -- (Continued)
    Univest Financial Corp......................................  44,366 $    1,118,911
    Unum Group.................................................. 121,311      4,478,802
#   Valley National Bancorp..................................... 176,057      1,845,077
    Value Line, Inc.............................................   3,839         88,873
#   Veritex Holdings, Inc.......................................  69,728      1,848,489
*   Victory Capital Holdings, Inc., Class A.....................  12,835        211,649
#   Virtu Financial, Inc., Class A..............................  16,586        407,684
#   Virtus Investment Partners, Inc.............................  11,483      1,407,931
    Voya Financial, Inc.........................................  89,305      4,901,951
#   Waddell & Reed Financial, Inc., Class A..................... 131,775      2,468,146
    Walker & Dunlop, Inc........................................  57,605      3,165,395
    Washington Federal, Inc..................................... 123,725      4,100,246
    Washington Trust Bancorp, Inc...............................  22,030      1,141,374
    Waterstone Financial, Inc...................................  42,994        711,981
    Webster Financial Corp......................................  79,799      4,239,721
    Wellesley Bank..............................................   1,322         44,353
    Wells Fargo & Co............................................ 538,528     26,070,140
    WesBanco, Inc...............................................  87,747      3,537,959
    West Bancorporation, Inc....................................  20,480        429,466
#   Westamerica Bancorporation..................................  35,816      2,300,104
*   Western Alliance Bancorp.................................... 100,445      4,799,262
    Western New England Bancorp, Inc............................  44,846        433,212
    Westwood Holdings Group, Inc................................  13,918        435,494
#   White Mountains Insurance Group, Ltd........................   5,570      5,230,453
    Willis Towers Watson P.L.C..................................  11,190      2,062,765
    Wintrust Financial Corp.....................................  78,278      5,964,784
#   WisdomTree Investments, Inc................................. 152,887      1,100,786
#*  World Acceptance Corp.......................................  15,329      1,992,617
    WR Berkley Corp.............................................  86,437      5,298,588
    WSFS Financial Corp.........................................  79,848      3,447,837
    WVS Financial Corp..........................................   1,627         27,757
    Zions Bancorp NA............................................  92,831      4,579,353
                                                                         --------------
TOTAL FINANCIALS................................................          1,159,358,826
                                                                         --------------
HEALTH CARE -- (7.8%)
    Abbott Laboratories......................................... 118,077      9,394,206
*   ABIOMED, Inc................................................   2,919        809,760
#*  Acadia Healthcare Co., Inc.................................. 131,293      4,204,002
#*  Accuray, Inc................................................  19,449         80,519
*   Achillion Pharmaceuticals, Inc.............................. 196,899        582,821
#*  Aclaris Therapeutics, Inc...................................   2,503         15,769
*   Acorda Therapeutics, Inc....................................  85,060        888,877
*   Addus HomeCare Corp.........................................  19,099      1,296,822
*   Aduro Biotech, Inc..........................................   3,700         15,133
*   Adverum Biotechnologies, Inc................................  50,464        325,493
*   Aeglea BioTherapeutics, Inc.................................  12,552         85,981
    Agilent Technologies, Inc...................................  19,010      1,492,285
#*  Agios Pharmaceuticals, Inc..................................   4,759        266,123
#*  Akebia Therapeutics, Inc....................................  28,311        170,998
#*  Akorn, Inc..................................................  19,009         51,324
*   Albireo Pharma, Inc.........................................   2,416         83,159
#*  Alder Biopharmaceuticals, Inc...............................  43,049        585,036
*   Alexion Pharmaceuticals, Inc................................   7,848      1,068,348
*   Alkermes P.L.C..............................................   9,386        284,584
    Allergan P.L.C..............................................  38,459      5,653,473
*   Allied Healthcare Products, Inc.............................   2,435          4,188
*   Allscripts Healthcare Solutions, Inc........................ 256,424      2,530,905
#*  Alnylam Pharmaceuticals, Inc................................  10,076        900,190
#*  Alphatec Holdings, Inc......................................   5,803         24,663

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
HEALTH CARE -- (Continued)
*   Alpine Immune Sciences, Inc.................................   5,080 $   32,309
#*  AMAG Pharmaceuticals, Inc...................................  20,497    228,747
*   Amedisys, Inc...............................................  31,509  4,027,480
*   American Shared Hospital Services...........................     900      2,511
    AmerisourceBergen Corp......................................   5,303    396,452
    Amgen, Inc..................................................  26,868  4,817,970
*   AMN Healthcare Services, Inc................................  81,669  4,251,688
*   Amphastar Pharmaceuticals, Inc..............................  57,623  1,244,081
#*  AnaptysBio, Inc.............................................  10,315    750,107
*   AngioDynamics, Inc..........................................  62,862  1,291,185
#*  ANI Pharmaceuticals, Inc....................................  17,570  1,247,119
*   Anika Therapeutics, Inc.....................................  24,200    770,770
    Anthem, Inc.................................................  28,912  7,604,723
#*  Apollo Endosurgery, Inc.....................................   9,849     36,737
*   Applied Genetic Technologies Corp...........................  14,385     64,301
*   Aptevo Therapeutics, Inc....................................  31,842     23,181
    Apyx Medical Corp...........................................  12,837     64,057
*   Aratana Therapeutics, Inc...................................  25,535    120,015
*   Ardelyx, Inc................................................  50,591    172,009
*   Arena Pharmaceuticals, Inc..................................  37,140  1,699,155
#*  Array BioPharma Inc.........................................   4,583    103,622
*   Assembly Biosciences, Inc...................................   9,760    154,013
*   Assertio Therapeutics, Inc..................................  86,148    359,237
#*  Atara Biotherapeutics, Inc..................................  12,769    429,038
    Atrion Corp.................................................   1,718  1,511,840
*   Audentes Therapeutics, Inc..................................  39,924  1,508,728
#*  Avanos Medical, Inc.........................................  87,029  3,650,867
    Baxter International, Inc...................................  23,654  1,804,800
    Becton Dickinson and Co.....................................  10,187  2,452,418
*   Biogen, Inc.................................................   6,870  1,574,879
*   BioMarin Pharmaceutical, Inc................................   6,298    538,668
*   Bio-Rad Laboratories, Inc., Class A.........................  11,975  3,603,637
#*  BioScrip, Inc...............................................  81,791    157,039
*   BioSpecifics Technologies Corp..............................   5,511    369,237
    Bio-Techne Corp.............................................  10,652  2,179,293
*   BioTelemetry, Inc...........................................  17,538    954,067
#*  Bluebird Bio, Inc...........................................   4,569    648,021
*   Boston Scientific Corp......................................  33,151  1,230,565
*   Brookdale Senior Living, Inc................................ 641,464  3,964,248
    Bruker Corp.................................................  22,783    879,424
*   Caladrius Biosciences, Inc..................................   2,017      6,112
#*  Calithera Biosciences, Inc..................................   9,162     56,438
#*  Cambrex Corp................................................  55,521  2,388,513
    Cantel Medical Corp.........................................  13,413    924,692
*   Capital Senior Living Corp..................................  46,993    197,371
    Cardinal Health, Inc........................................  16,564    806,832
*   Cardiovascular Systems, Inc.................................   2,033     72,253
*   Castlight Health, Inc., Class B.............................  21,424     79,912
*   Catalent, Inc...............................................  39,138  1,754,165
*   Catalyst Biosciences, Inc...................................     100        872
#*  Celldex Therapeutics, Inc...................................  12,846     47,016
#*  Cellular Biomedicine Group, Inc.............................   2,512     43,407
*   Centene Corp................................................  78,354  4,039,932
*   Cerner Corp.................................................  22,075  1,466,884
*   Charles River Laboratories International, Inc...............  19,576  2,749,841
    Chemed Corp.................................................   5,063  1,654,487
*   ChemoCentryx, Inc...........................................  13,371    177,433
*   Chimerix, Inc...............................................  72,636    196,117
*   Cigna Corp..................................................  42,234  6,708,449

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
HEALTH CARE -- (Continued)
#*  Clearside Biomedical, Inc...................................   1,737 $    2,154
#*  Cocrystal Pharma, Inc.......................................     502      1,280
#*  Collegium Pharmaceutical, Inc...............................   4,317     60,136
#*  Community Health Systems, Inc............................... 185,869    639,389
#   Computer Programs & Systems, Inc............................   9,900    300,861
*   Concert Pharmaceuticals, Inc................................  34,308    352,686
    CONMED Corp.................................................  37,165  2,974,315
    Cooper Cos., Inc. (The).....................................   4,843  1,404,083
#*  Corcept Therapeutics, Inc...................................  33,763    417,986
*   CorVel Corp.................................................  13,794    990,409
#*  Corvus Pharmaceuticals, Inc.................................   1,733      7,331
#*  Covetrus, Inc...............................................   6,915    227,296
#*  Cross Country Healthcare, Inc...............................  46,998    331,336
*   CryoLife, Inc...............................................  51,939  1,592,450
*   Cumberland Pharmaceuticals, Inc.............................  30,478    170,677
*   Cutera, Inc.................................................   8,986    159,412
    CVS Health Corp............................................. 123,116  6,695,048
*   Cymabay Therapeutics, Inc...................................  16,958    217,232
    Danaher Corp................................................  40,474  5,360,377
*   DaVita, Inc.................................................  43,264  2,389,903
#*  Deciphera Pharmaceuticals, Inc..............................  26,782    615,986
    DENTSPLY SIRONA, Inc........................................  41,363  2,114,890
#*  Dermira, Inc................................................   5,231     58,012
*   DexCom, Inc.................................................   3,531    427,498
    Digirad Corp................................................  16,700     12,061
#*  Diplomat Pharmacy, Inc...................................... 100,895    562,994
#*  Eagle Pharmaceuticals, Inc..................................   2,065    106,162
*   Electromed, Inc.............................................   3,600     20,520
#*  Emergent BioSolutions, Inc..................................  71,251  3,682,252
*   Enanta Pharmaceuticals, Inc.................................  12,298  1,072,263
    Encompass Health Corp.......................................  22,197  1,430,597
*   Endo International P.L.C.................................... 207,010  1,552,575
    Ensign Group, Inc. (The)....................................  76,323  3,932,161
#*  Enzo Biochem, Inc...........................................  63,830    221,490
#*  Evolent Health, Inc., Class A............................... 108,875  1,475,256
#*  Exact Sciences Corp.........................................   5,393    532,235
*   Exelixis, Inc...............................................   6,204    121,971
#*  Five Prime Therapeutics, Inc................................  40,466    448,363
#*  Five Star Senior Living, Inc................................   6,949      4,378
#*  Flexion Therapeutics, Inc...................................   4,425     46,905
*   FONAR Corp..................................................   8,796    174,513
*   Fulgent Genetics, Inc.......................................   5,510     36,642
#*  Genomic Health, Inc.........................................   2,122    136,508
    Gilead Sciences, Inc........................................  60,687  3,947,082
#*  Global Blood Therapeutics, Inc..............................  12,976    718,870
*   Globus Medical, Inc., Class A...............................  33,409  1,506,412
#*  GlycoMimetics, Inc..........................................   9,009    109,640
*   Haemonetics Corp............................................  27,564  2,405,786
*   Halozyme Therapeutics, Inc..................................  12,948    208,851
*   Hanger, Inc.................................................  20,004    397,479
*   Harvard Bioscience, Inc.....................................  53,799    208,202
#*  HealthEquity, Inc...........................................   7,974    540,238
*   HealthStream, Inc...........................................  46,827  1,225,931
#*  Henry Schein, Inc...........................................  17,288  1,107,469
#*  Heska Corp..................................................   3,188    247,580
    Hill-Rom Holdings, Inc......................................  32,197  3,265,420
*   HMS Holdings Corp........................................... 105,774  3,218,703
*   Hologic, Inc................................................  56,601  2,625,154
*   Horizon Pharma P.L.C........................................ 270,695  6,910,843

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
    Humana, Inc.................................................  15,046 $ 3,842,899
*   ICU Medical, Inc............................................   7,606   1,730,365
*   IDEXX Laboratories, Inc.....................................   2,498     579,536
*   Incyte Corp.................................................   7,515     577,152
#*  Infinity Pharmaceuticals, Inc...............................  31,444      52,197
*   InfuSystem Holdings, Inc....................................  10,768      46,302
*   Innoviva, Inc...............................................  30,128     422,696
#*  Inogen, Inc.................................................   6,718     586,481
#*  Inovalon Holdings, Inc., Class A............................  10,048     135,949
#*  Insmed, Inc.................................................  31,408     956,060
*   Inspire Medical Systems, Inc................................   3,589     185,515
#*  Insulet Corp................................................   2,455     211,744
*   Integer Holdings Corp.......................................  37,836   2,614,089
*   Integra LifeSciences Holdings Corp..........................  16,241     847,618
#*  Intellia Therapeutics, Inc..................................   3,450      53,061
#*  Intra-Cellular Therapies, Inc...............................  63,557     837,046
#*  IntriCon Corp...............................................   6,777     158,378
#   Invacare Corp...............................................  62,068     459,303
#*  Ionis Pharmaceuticals, Inc..................................   8,575     637,380
#*  Iovance Biotherapeutics, Inc................................   2,907      33,140
*   IQVIA Holdings, Inc.........................................  21,250   2,951,625
#*  iRadimed Corp...............................................   3,451      86,310
*   IRIDEX Corp.................................................   4,733      23,523
*   Jazz Pharmaceuticals P.L.C..................................   6,611     857,909
    Johnson & Johnson...........................................  93,489  13,200,647
*   Jounce Therapeutics, Inc....................................   4,100      23,288
#*  Karyopharm Therapeutics, Inc................................  30,841     144,027
    Kewaunee Scientific Corp....................................   2,037      46,118
*   Kindred Biosciences, Inc....................................  52,740     468,859
*   Kura Oncology, Inc..........................................  13,259     200,741
*   Laboratory Corp. of America Holdings........................  15,677   2,507,066
#*  Lannett Co., Inc............................................  21,420     164,720
*   Lantheus Holdings, Inc......................................   9,348     225,848
#   LeMaitre Vascular, Inc......................................  22,283     643,533
*   LHC Group, Inc..............................................  47,408   5,267,503
#*  Ligand Pharmaceuticals, Inc.................................   6,286     791,093
#*  Lipocine, Inc...............................................  16,133      29,685
*   LivaNova P.L.C..............................................  28,370   1,954,409
    Luminex Corp................................................  52,624   1,200,353
*   MacroGenics, Inc............................................  35,848     601,171
#*  Madrigal Pharmaceuticals, Inc...............................     355      37,658
*   Magellan Health, Inc........................................  42,946   3,006,220
#*  Mallinckrodt P.L.C.......................................... 112,266   1,735,632
*   Masimo Corp.................................................  13,193   1,717,069
    McKesson Corp...............................................  16,326   1,946,875
#*  Medidata Solutions, Inc.....................................   2,084     188,269
*   MEDNAX, Inc.................................................  33,247     929,919
*   Medpace Holdings, Inc.......................................  35,049   1,968,702
    Medtronic P.L.C.............................................  68,039   6,042,544
*   MEI Pharma, Inc.............................................  20,418      64,113
#*  Melinta Therapeutics, Inc...................................   6,598      28,899
    Merck & Co., Inc............................................ 149,737  11,785,799
    Meridian Bioscience, Inc....................................  66,233     762,342
*   Merit Medical Systems, Inc..................................  66,660   3,744,959
#*  Merrimack Pharmaceuticals, Inc..............................  18,817     123,063
    Mesa Laboratories, Inc......................................   4,234   1,002,145
*   Micron Solutions, Inc.......................................   1,153       3,222
*   Minerva Neurosciences, Inc..................................  58,093     428,145
#*  Mirati Therapeutics, Inc....................................   2,383     141,765

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
*   Misonix, Inc................................................   3,363 $    58,314
#*  Molecular Templates, Inc....................................   5,809      42,696
*   Molina Healthcare, Inc......................................  22,885   2,966,583
*   Momenta Pharmaceuticals, Inc................................  78,565   1,099,124
*   Mylan NV.................................................... 154,925   4,181,426
*   Myriad Genetics, Inc........................................  94,309   2,968,847
#*  NantHealth, Inc.............................................   4,017       2,772
    National HealthCare Corp....................................  17,845   1,346,048
    National Research Corp......................................  17,003     672,979
*   Natus Medical, Inc..........................................  40,962   1,096,143
*   Nektar Therapeutics.........................................   3,474     111,237
*   Neogen Corp.................................................   9,944     603,203
#*  NeoGenomics, Inc............................................  24,353     507,273
*   Neurocrine Biosciences, Inc.................................   5,994     433,007
*   NextGen Healthcare, Inc.....................................  88,381   1,660,679
*   NuVasive, Inc...............................................  80,025   4,849,515
*   Nuvectra Corp...............................................  15,365     145,046
*   ObsEva SA...................................................   1,000      13,900
*   Omnicell, Inc...............................................  46,914   3,770,009
#*  OPKO Health, Inc............................................  61,080     145,981
*   OraSure Technologies, Inc...................................  59,193     559,966
*   Orthofix Medical, Inc.......................................  25,050   1,372,489
#*  Otonomy, Inc................................................  32,638      87,470
#*  Ovid therapeutics, Inc......................................     100         204
#   Owens & Minor, Inc.......................................... 156,412     533,365
*   Pacira BioSciences, Inc.....................................   8,888     353,920
#   Patterson Cos., Inc.........................................  31,591     689,947
#*  PDL BioPharma, Inc.......................................... 568,181   1,857,952
#*  Penumbra, Inc...............................................   1,533     206,188
#   PerkinElmer, Inc............................................  14,215   1,362,366
    Perrigo Co. P.L.C...........................................  31,337   1,501,669
#*  PetIQ, Inc..................................................   2,266      62,247
*   Pfenex, Inc.................................................  33,518     194,069
    Pfizer, Inc................................................. 375,679  15,256,324
    Phibro Animal Health Corp., Class A.........................   9,527     330,682
*   Pieris Pharmaceuticals, Inc.................................   4,700      14,053
*   PRA Health Sciences, Inc....................................  11,768   1,139,378
#*  Premier, Inc., Class A......................................  37,841   1,257,456
#*  Prestige Consumer Healthcare, Inc...........................  84,025   2,472,015
    ProPhase Labs, Inc..........................................      98         292
*   Protagonist Therapeutics, Inc...............................   2,113      21,827
*   Prothena Corp. P.L.C........................................  18,617     193,617
*   Providence Service Corp. (The)..............................  24,996   1,657,985
*   PTC Therapeutics, Inc.......................................  17,954     671,839
    Quest Diagnostics, Inc......................................  28,929   2,788,177
*   Quidel Corp.................................................  27,966   1,788,146
#*  Quorum Health Corp..........................................  38,186      78,281
*   Ra Pharmaceuticals, Inc.....................................   2,014      44,711
#*  RadNet, Inc.................................................  29,019     351,420
*   Regeneron Pharmaceuticals, Inc..............................   4,715   1,617,905
#*  REGENXBIO, Inc..............................................  28,091   1,415,786
#*  Repligen Corp...............................................  53,489   3,604,089
#   ResMed, Inc.................................................   9,930   1,037,784
*   Retrophin, Inc..............................................  35,900     684,972
#*  Rhythm Pharmaceuticals, Inc.................................     402      10,163
#*  Rigel Pharmaceuticals, Inc..................................  31,528      70,307
*   RTI Surgical Holdings, Inc..................................  94,419     510,807
#*  Sage Therapeutics, Inc......................................     606     101,947
#*  Sangamo Therapeutics, Inc................................... 100,861   1,179,065

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
#*  Sarepta Therapeutics, Inc...................................   1,206 $    141,030
*   SeaSpine Holdings Corp......................................  20,136      296,603
#*  Seattle Genetics, Inc.......................................   7,900      535,462
*   Select Medical Holdings Corp................................ 248,414    3,569,709
*   Sierra Oncology, Inc........................................  12,257       18,386
    Simulations Plus, Inc.......................................   8,722      196,507
#*  Spectrum Pharmaceuticals, Inc...............................  27,198      254,845
#*  STAAR Surgical Co...........................................   4,852      157,593
*   STERIS P.L.C................................................  10,617    1,390,615
    Stryker Corp................................................   3,918      740,149
*   Supernus Pharmaceuticals, Inc...............................  22,318      819,740
*   Surmodics, Inc..............................................  21,529      935,220
#*  Syndax Pharmaceuticals, Inc.................................  30,831      220,442
#*  Syneos Health, Inc..........................................  71,772    3,368,260
#*  Synlogic, Inc...............................................  12,898      110,665
#*  Syros Pharmaceuticals, Inc..................................   5,033       36,389
#   Taro Pharmaceutical Industries, Ltd.........................  10,685    1,147,676
#*  Teladoc Health, Inc.........................................   4,256      242,081
    Teleflex, Inc...............................................   6,181    1,768,879
*   Tenet Healthcare Corp.......................................  90,168    1,974,679
#*  Tetraphase Pharmaceuticals, Inc.............................  36,940       39,156
    Thermo Fisher Scientific, Inc...............................  24,658    6,841,362
#*  Tivity Health, Inc..........................................  57,621    1,245,766
*   Triple-S Management Corp., Class B..........................  44,933    1,020,878
#*  Ultragenyx Pharmaceutical Inc...............................   1,216       80,256
*   United Therapeutics Corp....................................  36,283    3,721,547
    UnitedHealth Group, Inc.....................................  51,083   11,905,915
    Universal Health Services, Inc., Class B....................  16,415    2,082,571
    US Physical Therapy, Inc....................................  13,395    1,560,384
    Utah Medical Products, Inc..................................   4,195      354,058
#*  Vanda Pharmaceuticals, Inc..................................  18,829      306,724
*   Varex Imaging Corp..........................................  54,091    1,776,348
*   Varian Medical Systems, Inc.................................   7,690    1,047,147
#*  VBI Vaccines, Inc...........................................  24,621       46,780
*   Veeva Systems, Inc., Class A................................   7,185    1,004,966
#*  Verastem, Inc...............................................  17,311       36,872
*   Vical, Inc..................................................   2,511        3,013
*   Waters Corp.................................................   5,244    1,119,804
*   WellCare Health Plans, Inc..................................  10,948    2,828,416
    West Pharmaceutical Services, Inc...........................   7,855      972,370
*   Wright Medical Group NV.....................................  42,764    1,264,531
*   XBiotech, Inc...............................................   2,861       25,492
#*  Xencor, Inc.................................................  20,779      638,123
*   Zafgen, Inc.................................................  26,778       68,552
    Zimmer Biomet Holdings, Inc.................................  13,267    1,633,964
#*  Zogenix, Inc................................................  41,702    1,625,961
#*  Zynerba Pharmaceuticals, Inc................................   6,156       77,073
                                                                         ------------
TOTAL HEALTH CARE...............................................          399,849,176
                                                                         ------------
INDUSTRIALS -- (15.0%)
#   AAON, Inc...................................................  37,376    1,876,649
    AAR Corp....................................................  47,798    1,614,138
#   ABM Industries, Inc......................................... 116,432    4,420,923
*   Acacia Research Corp........................................  23,539       74,854
    ACCO Brands Corp............................................ 191,362    1,749,049
    Acme United Corp............................................   1,921       39,707
    Actuant Corp., Class A......................................  77,976    1,994,626
    Acuity Brands, Inc..........................................  15,037    2,200,364
*   Advanced Disposal Services, Inc............................. 102,847    3,326,072

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Advanced Drainage Systems, Inc..............................  27,226 $  763,689
*   AECOM....................................................... 197,010  6,678,639
*   Aegion Corp.................................................  64,473  1,283,657
*   AeroCentury Corp............................................   1,149     12,777
#*  Aerojet Rocketdyne Holdings, Inc............................  30,627  1,037,030
*   Aerovironment, Inc..........................................  32,120  2,202,147
    AGCO Corp...................................................  90,909  6,434,539
    Air Lease Corp.............................................. 161,879  6,242,054
*   Air Transport Services Group, Inc........................... 119,416  2,809,858
    Aircastle, Ltd.............................................. 136,246  2,714,020
#   Alamo Group, Inc............................................  16,351  1,694,618
    Alaska Air Group, Inc.......................................  41,202  2,550,404
    Albany International Corp., Class A.........................  43,048  3,184,261
    Allegiant Travel Co.........................................  25,277  3,712,686
#   Allegion P.L.C..............................................  10,433  1,035,267
    Allied Motion Technologies, Inc.............................  17,836    652,976
    Allison Transmission Holdings, Inc..........................  40,489  1,897,315
*   Alpha Pro Tech, Ltd.........................................   2,600      9,230
    Altra Industrial Motion Corp................................  52,846  1,981,197
#   AMERCO......................................................   5,707  2,129,681
*   Ameresco, Inc., Class A.....................................  28,826    434,120
#   American Airlines Group, Inc................................  40,944  1,399,466
*   American Woodmark Corp......................................  25,225  2,268,484
    AMETEK, Inc.................................................  24,074  2,122,605
*   AMREP Corp..................................................   6,528     36,426
    AO Smith Corp...............................................  22,300  1,172,311
#   Apogee Enterprises, Inc.....................................  46,048  1,855,734
    Applied Industrial Technologies, Inc........................  59,243  3,551,025
*   ARC Document Solutions, Inc.................................  72,114    171,631
#   ArcBest Corp................................................  28,900    883,184
    Arconic, Inc................................................  73,655  1,582,109
    Arcosa, Inc.................................................  73,966  2,302,562
    Argan, Inc..................................................  31,902  1,525,554
*   Armstrong Flooring, Inc.....................................  46,333    671,365
    Armstrong World Industries, Inc.............................  23,085  2,000,777
*   Arotech Corp................................................  34,994    101,483
*   ASGN, Inc...................................................  68,693  4,330,407
#   Astec Industries, Inc.......................................  36,737  1,238,404
*   Astronics Corp..............................................  28,076    936,054
#*  Astronics Corp., Class B....................................  15,052    501,232
*   Atkore International Group, Inc.............................  54,213  1,342,314
#*  Atlas Air Worldwide Holdings, Inc...........................  47,195  2,279,047
*   Avalon Holdings Corp., Class A..............................     400        940
#*  Avis Budget Group, Inc......................................  34,309  1,219,685
#*  Axon Enterprise, Inc........................................  24,218  1,537,843
    AZZ, Inc....................................................  36,002  1,709,735
    Barnes Group, Inc...........................................  61,276  3,408,171
    Barrett Business Services, Inc..............................   5,321    387,688
#*  Beacon Roofing Supply, Inc..................................  87,212  3,284,404
    BG Staffing, Inc............................................   3,024     70,671
#*  Blue Bird Corp..............................................     590     10,213
*   BMC Stock Holdings, Inc.....................................  95,864  1,972,881
    Brady Corp., Class A........................................  66,251  3,232,386
    Briggs & Stratton Corp......................................  94,229  1,149,594
#   Brink's Co. (The)...........................................  23,702  1,894,501
*   Builders FirstSource, Inc................................... 166,888  2,299,717
#   BWX Technologies, Inc.......................................  32,390  1,655,129
#*  CAI International, Inc......................................  33,763    838,335
    Carlisle Cos., Inc..........................................  24,415  3,452,769

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
*   Casella Waste Systems, Inc., Class A........................  33,003 $1,231,672
    Caterpillar, Inc............................................  17,734  2,472,474
*   CBIZ, Inc................................................... 100,926  1,948,881
#*  CECO Environmental Corp.....................................  55,638    431,751
*   Celadon Group, Inc..........................................  49,176    125,399
    CH Robinson Worldwide, Inc..................................   8,795    712,395
*   Chart Industries, Inc.......................................  63,935  5,643,542
    Chicago Rivet & Machine Co..................................     855     24,368
#*  Cimpress NV.................................................   8,368    756,467
    Cintas Corp.................................................  14,003  3,040,611
#*  CIRCOR International, Inc...................................  28,182    950,297
*   Civeo Corp.................................................. 133,462    268,259
*   Clean Harbors, Inc..........................................  84,772  6,442,672
#*  Colfax Corp.................................................  66,319  2,000,844
    Columbus McKinnon Corp......................................  33,079  1,301,989
    Comfort Systems USA, Inc....................................  54,138  2,928,866
*   Commercial Vehicle Group, Inc...............................  61,691    550,284
    CompX International, Inc....................................   2,522     39,268
*   Continental Building Products, Inc..........................  69,176  1,774,364
*   Continental Materials Corp..................................      73      1,350
    Copa Holdings SA, Class A...................................  33,054  2,752,076
#*  Copart, Inc.................................................  39,031  2,627,567
    Costamare, Inc..............................................  46,872    283,107
*   CoStar Group, Inc...........................................   2,195  1,089,269
#   Covanta Holding Corp........................................ 182,391  3,295,805
*   Covenant Transportation Group, Inc., Class A................  32,481    634,354
*   CPI Aerostructures, Inc.....................................   7,398     46,829
    CRA International, Inc......................................  14,848    773,284
    Crane Co....................................................  27,838  2,367,622
*   CSW Industrials, Inc........................................  16,758  1,004,642
    CSX Corp....................................................  80,230  6,388,715
    Cubic Corp..................................................  43,847  2,489,633
    Cummins, Inc................................................  11,147  1,853,635
    Curtiss-Wright Corp.........................................  36,163  4,120,412
    Deere & Co..................................................  24,279  4,021,331
    Delta Air Lines, Inc........................................ 102,481  5,973,617
    Deluxe Corp.................................................  30,407  1,359,801
*   DLH Holdings Corp...........................................   3,701     23,131
    Donaldson Co., Inc..........................................  20,326  1,088,254
    Douglas Dynamics, Inc.......................................  55,465  2,094,358
    Dover Corp..................................................  31,123  3,051,299
*   Ducommun, Inc...............................................  14,374    583,297
*   DXP Enterprises, Inc........................................  27,505  1,179,689
#*  Dycom Industries, Inc.......................................  48,010  2,380,816
#*  Eagle Bulk Shipping, Inc....................................  11,562     63,013
    Eastern Co. (The)...........................................   7,272    208,416
    Eaton Corp. P.L.C...........................................  44,105  3,652,776
*   Echo Global Logistics, Inc..................................  48,464  1,111,764
    Ecology and Environment, Inc., Class A......................   2,769     31,816
    EMCOR Group, Inc............................................  65,775  5,534,309
    Emerson Electric Co.........................................  31,243  2,217,941
    Encore Wire Corp............................................  38,921  2,307,626
    EnerSys.....................................................  55,063  3,809,809
    Ennis, Inc..................................................  49,744  1,003,834
    EnPro Industries, Inc.......................................  29,781  2,213,324
    Equifax, Inc................................................  11,845  1,491,878
    ESCO Technologies, Inc......................................  40,876  3,065,700
    Espey Manufacturing & Electronics Corp......................   3,027     75,501
#   EVI Industries, Inc.........................................   1,100     40,150

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
#*  ExOne Co. (The).............................................  16,129 $  142,903
    Expeditors International of Washington, Inc.................  10,629    844,155
    Exponent, Inc...............................................  31,564  1,787,154
    Fastenal Co.................................................  11,751    829,033
    Federal Signal Corp......................................... 120,548  3,468,166
    FedEx Corp..................................................  29,682  5,623,552
    Flowserve Corp..............................................  18,900    926,667
    Fluor Corp..................................................  20,532    815,736
    Forrester Research, Inc.....................................  15,466    786,601
#   Fortive Corp................................................  16,021  1,383,253
    Fortune Brands Home & Security, Inc.........................  26,275  1,386,795
    Forward Air Corp............................................  48,350  3,061,522
*   Franklin Covey Co...........................................  24,297    692,707
    Franklin Electric Co., Inc..................................  67,057  3,276,405
#*  FreightCar America, Inc.....................................  24,288    168,073
*   FTI Consulting, Inc.........................................  63,121  5,364,023
*   Gardner Denver Holdings, Inc................................  14,982    505,643
#   GATX Corp...................................................  53,633  4,136,713
*   Genco Shipping & Trading, Ltd...............................   3,414     34,481
*   Gencor Industries, Inc......................................  15,825    191,008
*   Generac Holdings, Inc.......................................  37,372  2,055,086
    General Dynamics Corp.......................................  19,237  3,438,037
    General Electric Co......................................... 303,888  3,090,541
*   Genesee & Wyoming, Inc., Class A............................  76,777  6,806,281
#*  Gibraltar Industries, Inc...................................  48,703  1,932,048
    Global Brass & Copper Holdings, Inc.........................  30,621  1,328,645
*   GMS, Inc....................................................  57,077  1,005,697
#   Golden Ocean Group, Ltd.....................................  14,670     87,433
*   Goldfield Corp. (The).......................................  30,550     71,487
    Gorman-Rupp Co. (The).......................................  50,017  1,665,566
*   GP Strategies Corp..........................................  30,847    392,682
    Graco, Inc..................................................  27,822  1,425,878
    GrafTech International, Ltd.................................   1,708     19,557
    Graham Corp.................................................  13,470    278,829
#   Granite Construction, Inc...................................  59,226  2,658,655
*   Great Lakes Dredge & Dock Corp.............................. 120,895  1,236,756
    Greenbrier Cos., Inc. (The).................................  43,809  1,556,534
    Griffon Corp................................................  70,633  1,385,819
    H&E Equipment Services, Inc.................................  56,675  1,723,487
    Harris Corp.................................................  20,282  3,417,517
*   Harsco Corp.................................................  71,652  1,622,201
#   Hawaiian Holdings, Inc...................................... 101,036  2,850,226
*   HD Supply Holdings, Inc.....................................  38,192  1,744,992
#   Healthcare Services Group, Inc..............................   9,321    315,516
#   Heartland Express, Inc...................................... 138,363  2,722,984
#   HEICO Corp..................................................  12,235  1,291,160
    HEICO Corp., Class A........................................  28,620  2,559,487
    Heidrick & Struggles International, Inc.....................  30,459  1,089,823
*   Herc Holdings, Inc..........................................  52,159  2,511,977
*   Heritage-Crystal Clean, Inc.................................  22,138    636,025
#   Herman Miller, Inc.......................................... 108,676  4,218,802
#*  Hertz Global Holdings, Inc.................................. 117,191  2,130,532
    Hexcel Corp.................................................  42,016  2,970,951
#*  Hill International, Inc.....................................  65,661    174,002
    Hillenbrand, Inc............................................  82,894  3,566,100
    HNI Corp....................................................  70,785  2,598,517
    Honeywell International, Inc................................  22,922  3,979,947
*   Houston Wire & Cable Co.....................................  24,592    152,224
*   Hub Group, Inc., Class A....................................  57,010  2,369,906

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Hubbell, Inc................................................  11,109 $1,417,508
*   Hudson Global, Inc..........................................  87,665    139,387
#*  Hudson Technologies, Inc....................................  99,206    133,928
    Huntington Ingalls Industries, Inc..........................   9,779  2,176,610
    Hurco Cos., Inc.............................................  12,670    498,311
*   Huron Consulting Group, Inc.................................  39,844  1,925,661
    Hyster-Yale Materials Handling, Inc.........................  18,077  1,204,290
    ICF International, Inc......................................  32,049  2,495,656
    IDEX Corp...................................................  11,576  1,813,496
*   IES Holdings, Inc...........................................  21,406    374,819
    Ingersoll-Rand P.L.C........................................  20,633  2,529,812
*   InnerWorkings, Inc.......................................... 130,422    440,826
*   Innovative Solutions & Support, Inc.........................  16,826     62,256
    Insperity, Inc..............................................  12,726  1,521,521
    Insteel Industries, Inc.....................................  41,572    870,518
    Interface, Inc..............................................  90,886  1,457,811
    ITT, Inc....................................................  71,859  4,351,062
    Jacobs Engineering Group, Inc...............................  34,927  2,722,210
    JB Hunt Transport Services, Inc.............................  10,031    947,729
*   JELD-WEN Holding, Inc.......................................  78,670  1,553,733
*   JetBlue Airways Corp........................................ 349,450  6,482,298
    John Bean Technologies Corp.................................  11,047  1,212,850
    Johnson Controls International P.L.C........................  99,354  3,725,775
    Kadant, Inc.................................................  16,579  1,626,234
    Kaman Corp..................................................  43,398  2,686,770
    Kansas City Southern........................................  25,693  3,163,836
    KAR Auction Services, Inc...................................  58,265  3,290,807
    Kelly Services, Inc., Class A...............................  60,699  1,351,160
    Kelly Services, Inc., Class B...............................     700     16,828
#   Kennametal, Inc.............................................  54,198  2,205,859
#*  KeyW Holding Corp. (The)....................................  59,401    673,607
    Kforce, Inc.................................................  48,074  1,731,625
    Kimball International, Inc., Class B........................  80,142  1,255,024
*   Kirby Corp..................................................  80,439  6,573,475
#   Knight-Swift Transportation Holdings, Inc................... 118,834  3,963,114
    Knoll, Inc..................................................  81,955  1,789,897
    Korn Ferry..................................................  94,469  4,441,932
#*  Kratos Defense & Security Solutions, Inc.................... 131,044  2,080,979
    L3 Technologies, Inc........................................  16,970  3,709,303
    Landstar System, Inc........................................  14,702  1,601,930
*   Lawson Products, Inc........................................  13,445    441,534
*   LB Foster Co., Class A......................................  13,873    298,131
#   Lennox International, Inc...................................   7,521  2,041,575
*   Limbach Holdings, Inc.......................................   8,911     80,912
    Lincoln Electric Holdings, Inc..............................  20,483  1,787,551
#   Lindsay Corp................................................  12,354  1,050,090
*   LS Starrett Co. (The), Class A..............................  14,544    104,862
#   LSC Communications, Inc.....................................  33,103    231,390
    LSI Industries, Inc.........................................  46,455    157,947
*   Lydall, Inc.................................................  38,200    940,102
    Macquarie Infrastructure Corp...............................  11,653    472,063
#*  Manitex International, Inc..................................  18,500    141,340
*   Manitowoc Co., Inc. (The)...................................  62,953  1,124,341
    ManpowerGroup, Inc..........................................  21,890  2,102,316
    Marten Transport, Ltd.......................................  64,483  1,275,474
    Masco Corp..................................................  45,398  1,773,246
*   Masonite International Corp.................................  44,525  2,292,592
#*  MasTec, Inc................................................. 119,034  6,029,072
*   Mastech Digital, Inc........................................   1,982     11,892

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Matson, Inc.................................................  77,030 $3,051,158
    Matthews International Corp., Class A.......................  46,537  1,864,272
    McGrath RentCorp............................................  43,845  2,718,390
*   Mercury Systems, Inc........................................  59,593  4,351,481
*   Meritor, Inc................................................  52,570  1,275,348
#*  Middleby Corp. (The)........................................   9,563  1,263,559
*   Milacron Holdings Corp...................................... 111,799  1,633,383
    Miller Industries, Inc......................................  15,566    514,923
*   Mistras Group, Inc..........................................  42,126    577,547
    Mobile Mini, Inc............................................  81,089  2,920,826
    Moog, Inc., Class A.........................................  43,144  4,040,004
#*  MRC Global, Inc............................................. 137,564  2,383,984
#   MSA Safety, Inc.............................................  13,313  1,463,232
    MSC Industrial Direct Co., Inc., Class A....................  24,221  2,026,087
    Mueller Industries, Inc.....................................  91,613  2,672,351
    Mueller Water Products, Inc., Class A....................... 233,242  2,502,687
#   Multi-Color Corp............................................  30,778  1,535,822
*   MYR Group, Inc..............................................  38,589  1,394,992
#   National Presto Industries, Inc.............................  10,028  1,067,982
    Navigant Consulting, Inc....................................  85,820  1,959,271
*   Navistar International Corp.................................  21,536    735,239
*   NCI Building Systems, Inc................................... 117,765    673,616
    Nielsen Holdings P.L.C......................................  25,907    661,406
*   NL Industries, Inc..........................................  51,658    183,386
#   NN, Inc.....................................................  44,788    404,884
#   Nordson Corp................................................  12,091  1,764,681
    Norfolk Southern Corp.......................................  41,621  8,491,516
    Northrop Grumman Corp.......................................  13,622  3,949,154
*   Northwest Pipe Co...........................................  13,935    334,022
#*  NOW, Inc.................................................... 178,004  2,602,418
#*  NV5 Global, Inc.............................................  17,856  1,130,999
    nVent Electric P.L.C........................................  56,779  1,586,973
    Old Dominion Freight Line, Inc..............................  21,910  3,270,725
#   Omega Flex, Inc.............................................   4,638    392,653
#*  Orion Group Holdings, Inc...................................  35,548     92,069
    Oshkosh Corp................................................  43,127  3,561,859
    Owens Corning...............................................  79,672  4,084,783
    PACCAR, Inc.................................................  35,291  2,529,306
*   PAM Transportation Services, Inc............................   7,870    393,657
*   Pangaea Logistics Solutions, Ltd............................  22,029     75,780
    Parker-Hannifin Corp........................................  11,561  2,093,466
    Park-Ohio Holdings Corp.....................................  23,782    871,135
*   Patrick Industries, Inc.....................................  38,694  1,929,670
*   Patriot Transportation Holding, Inc.........................   2,586     48,281
    Pentair P.L.C...............................................  71,698  2,795,505
*   Performant Financial Corp...................................  54,745    105,658
*   Perma-Fix Environmental Services............................   2,877     12,371
*   Perma-Pipe International Holdings, Inc......................   5,730     51,341
*   PGT Innovations, Inc........................................  85,330  1,250,938
*   PICO Holdings, Inc..........................................  33,012    377,327
    Powell Industries, Inc......................................  20,632    603,486
#*  Power Solutions International, Inc..........................   2,041     19,390
    Preformed Line Products Co..................................   6,904    389,317
    Primoris Services Corp......................................  82,712  1,813,047
*   Proto Labs, Inc.............................................  10,838  1,189,904
#   Quad/Graphics, Inc..........................................  68,022    830,549
    Quanex Building Products Corp...............................  63,811  1,066,920
    Quanta Services, Inc........................................ 202,897  8,237,618
*   Radiant Logistics, Inc......................................  58,067    379,758

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Raven Industries, Inc.......................................  46,445 $1,807,175
    Raytheon Co.................................................  17,714  3,145,829
*   RBC Bearings, Inc...........................................  16,017  2,203,138
*   RCM Technologies, Inc.......................................  12,068     48,151
    Regal Beloit Corp...........................................  57,685  4,907,840
    Republic Services, Inc......................................  38,879  3,219,959
*   Resideo Technologies, Inc...................................   3,820     86,714
    Resources Connection, Inc...................................  62,952  1,011,009
#   REV Group, Inc..............................................  58,409    741,210
*   Rexnord Corp................................................ 150,910  4,316,026
    Robert Half International, Inc..............................  24,849  1,542,874
#   Rollins, Inc................................................  37,797  1,461,610
    Roper Technologies, Inc.....................................   5,710  2,053,887
    Rush Enterprises, Inc., Class A.............................  59,106  2,506,685
    Rush Enterprises, Inc., Class B.............................   7,606    319,452
    Ryder System, Inc...........................................  83,727  5,274,801
*   Saia, Inc...................................................  42,288  2,722,924
    Schneider National, Inc., Class B...........................   8,478    177,190
#   Scorpio Bulkers, Inc........................................  72,952    392,482
#*  Sensata Technologies Holding P.L.C..........................  10,785    538,603
    Servotronics, Inc...........................................   1,499     19,330
*   SIFCO Industries, Inc.......................................   4,888     14,273
    Simpson Manufacturing Co., Inc..............................  65,884  4,195,493
#*  SiteOne Landscape Supply, Inc...............................  10,251    689,892
    SkyWest, Inc................................................  86,946  5,355,004
#   Snap-on, Inc................................................  11,787  1,983,516
    Southwest Airlines Co.......................................  65,711  3,563,508
*   SP Plus Corp................................................  39,895  1,377,175
    Spartan Motors, Inc.........................................  48,295    449,144
    Spirit AeroSystems Holdings, Inc., Class A..................  24,712  2,147,473
*   Spirit Airlines, Inc........................................ 128,401  6,982,446
*   SPX Corp....................................................  45,597  1,664,291
*   SPX FLOW, Inc...............................................  61,943  2,226,231
    Standex International Corp..................................  18,190  1,201,813
    Stanley Black & Decker, Inc.................................  18,154  2,661,376
    Steelcase, Inc., Class A.................................... 144,305  2,495,033
#*  Stericycle, Inc.............................................  11,451    668,624
*   Sterling Construction Co., Inc..............................  39,303    532,949
    Sun Hydraulics Corp.........................................  34,683  1,815,308
#*  Sunrun, Inc.................................................  98,466  1,497,668
    Systemax, Inc...............................................  34,554    784,721
#*  Team, Inc...................................................  65,586  1,108,403
#*  Tecogen, Inc................................................   4,787     17,951
*   Teledyne Technologies, Inc..................................  11,941  2,967,458
    Tennant Co..................................................  21,903  1,453,921
    Terex Corp..................................................  96,821  3,227,044
    Tetra Tech, Inc.............................................  80,451  5,206,789
*   Textainer Group Holdings, Ltd...............................  64,325    616,877
    Textron, Inc................................................  56,647  3,002,291
*   Thermon Group Holdings, Inc.................................  49,953  1,288,288
    Timken Co. (The)............................................  60,233  2,888,172
    Titan International, Inc....................................  78,643    544,996
*   Titan Machinery, Inc........................................  34,363    591,044
    Toro Co. (The)..............................................  15,600  1,141,140
#*  TPI Composites, Inc.........................................   7,625    235,994
*   Transcat, Inc...............................................   7,856    181,081
*   TransDigm Group, Inc........................................   4,939  2,383,166
    TransUnion..................................................  12,705    884,903
#*  Trex Co., Inc...............................................  28,150  1,949,951

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
*   TriMas Corp.................................................  65,567 $  2,027,987
*   TriNet Group, Inc...........................................  23,797    1,483,505
#   Trinity Industries, Inc..................................... 221,900    4,784,164
    Triton International, Ltd................................... 141,024    4,646,741
#   Triumph Group, Inc..........................................  37,036      878,864
*   TrueBlue, Inc...............................................  73,050    1,764,888
#*  Tutor Perini Corp...........................................  74,797    1,493,696
*   Twin Disc, Inc..............................................  17,482      331,109
*   Ultralife Corp..............................................  19,727      227,847
    UniFirst Corp...............................................  17,486    2,765,061
    Union Pacific Corp..........................................  37,939    6,716,721
*   United Continental Holdings, Inc............................  45,529    4,045,707
*   United Rentals, Inc.........................................  26,585    3,746,358
    United Technologies Corp....................................  67,283    9,595,229
*   Univar, Inc.................................................  30,798      687,719
    Universal Forest Products, Inc.............................. 102,558    3,789,518
    Universal Logistics Holdings, Inc...........................  31,241      762,905
    US Ecology, Inc.............................................  27,263    1,663,316
*   USA Truck, Inc..............................................  16,095      229,193
    Valmont Industries, Inc.....................................  13,308    1,794,451
*   Vectrus, Inc................................................  18,084      733,306
    Verisk Analytics, Inc.......................................  12,650    1,785,421
*   Veritiv Corp................................................  19,276      537,608
    Viad Corp...................................................  37,841    2,320,032
#*  Vicor Corp..................................................  23,646      886,961
    Virco Manufacturing Corp....................................  21,597       98,266
*   Volt Information Sciences, Inc..............................  81,500      394,460
    VSE Corp....................................................  18,642      569,886
    Wabash National Corp........................................ 124,906    1,883,582
*   WABCO Holdings, Inc.........................................   8,765    1,160,837
#   Wabtec Corp.................................................  13,520    1,001,426
#*  WageWorks, Inc..............................................  39,496    1,927,010
    Waste Management, Inc.......................................  23,011    2,470,001
    Watsco, Inc.................................................  11,275    1,786,749
    Watsco, Inc., Class B.......................................   1,205      196,596
    Watts Water Technologies, Inc., Class A.....................  40,033    3,426,424
#*  Welbilt, Inc................................................  28,056      472,182
#   Werner Enterprises, Inc..................................... 134,974    4,521,629
*   Wesco Aircraft Holdings, Inc................................ 169,349    1,429,306
*   WESCO International, Inc....................................  86,765    4,966,429
#*  Willdan Group, Inc..........................................  11,989      473,925
*   Williams Industrial Services Group, Inc.....................  14,548       33,024
*   Willis Lease Finance Corp...................................   8,183      406,859
#*  WillScot Corp...............................................  28,794      387,855
    Woodward, Inc...............................................  35,519    3,868,019
    WW Grainger, Inc............................................   7,963    2,245,566
#*  XPO Logistics, Inc..........................................  46,284    3,151,015
    Xylem, Inc..................................................  31,203    2,602,330
*   YRC Worldwide, Inc.......................................... 296,017    2,015,876
                                                                         ------------
TOTAL INDUSTRIALS...............................................          767,074,871
                                                                         ------------
INFORMATION TECHNOLOGY -- (13.8%)
#*  2U, Inc.....................................................   1,211       73,266
#*  3D Systems Corp.............................................  96,183    1,023,387
*   Acacia Communications, Inc..................................  39,999    2,315,142
*   ACI Worldwide, Inc.......................................... 142,059    5,045,936
*   ADDvantage Technologies Group, Inc..........................   7,160        9,308
    ADTRAN, Inc.................................................  81,476    1,396,499
*   Advanced Energy Industries, Inc.............................  52,261    3,018,595

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Advanced Micro Devices, Inc.................................  43,684 $ 1,206,989
*   Agilysys, Inc...............................................  36,408     696,485
*   Akamai Technologies, Inc....................................  17,530   1,403,452
#*  Alarm.com Holdings, Inc.....................................   6,630     469,934
*   Alithya Group, Inc., Class A................................  10,105      32,336
*   ALJ Regional Holdings, Inc..................................  26,775      47,392
    Alliance Data Systems Corp..................................   7,440   1,191,144
*   Alpha & Omega Semiconductor, Ltd............................  49,719     616,516
*   Altair Engineering, Inc., Class A...........................   4,241     167,265
#*  Ambarella, Inc..............................................  30,687   1,538,032
    Amdocs, Ltd.................................................  26,170   1,441,444
    American Software, Inc., Class A............................  34,705     449,430
*   Amkor Technology, Inc....................................... 409,588   3,710,867
    Amphenol Corp., Class A.....................................  24,270   2,416,321
#*  Amtech Systems, Inc.........................................  12,576      83,253
    Analog Devices, Inc.........................................  26,772   3,111,977
*   Anixter International, Inc..................................  60,506   3,804,012
*   ANSYS, Inc..................................................   7,175   1,404,865
*   Appfolio, Inc., Class A.....................................   3,502     340,079
    Apple, Inc.................................................. 285,245  57,240,114
    Applied Materials, Inc......................................  70,077   3,088,293
#*  Applied Optoelectronics, Inc................................     775       9,703
*   Arista Networks, Inc........................................   8,033   2,508,626
#*  Arlo Technologies, Inc...................................... 109,259     433,758
*   Arrow Electronics, Inc......................................  78,718   6,652,458
*   Aspen Technology, Inc.......................................  13,964   1,702,351
    AstroNova, Inc..............................................   7,311     182,921
#*  Asure Software, Inc.........................................  15,001     104,407
*   Autodesk, Inc...............................................   4,250     757,393
*   Avaya Holdings Corp.........................................  18,252     348,248
*   Aviat Networks, Inc.........................................   9,191     125,365
*   Avid Technology, Inc........................................  28,834     219,138
    Avnet, Inc.................................................. 109,967   5,345,496
    AVX Corp.................................................... 156,758   2,556,723
*   Aware, Inc..................................................  18,447      61,060
*   Axcelis Technologies, Inc...................................  51,440   1,095,158
*   AXT, Inc....................................................  67,692     385,844
    Badger Meter, Inc...........................................  36,009   1,997,779
    Bel Fuse, Inc., Class A.....................................   3,300      67,980
    Bel Fuse, Inc., Class B.....................................  16,034     380,006
#   Belden, Inc.................................................  58,917   3,272,839
    Benchmark Electronics, Inc..................................  89,328   2,414,536
*   BK Technologies Corp........................................   7,900      31,995
*   Black Knight, Inc...........................................  43,727   2,467,077
#   Blackbaud, Inc..............................................  12,179     965,673
    Booz Allen Hamilton Holding Corp............................  20,056   1,189,120
*   Bottomline Technologies De, Inc.............................  22,107   1,117,951
    Broadcom, Inc...............................................  21,773   6,932,523
    Broadridge Financial Solutions, Inc.........................  21,325   2,519,122
#*  BroadVision, Inc............................................   4,752       5,750
    Brooks Automation, Inc...................................... 102,978   3,862,705
*   BSQUARE Corp................................................  22,217      42,434
    Cabot Microelectronics Corp.................................  37,421   4,724,401
*   CACI International, Inc., Class A...........................  36,014   7,020,569
*   Cadence Design Systems, Inc.................................  32,200   2,234,036
#*  CalAmp Corp.................................................  32,921     480,976
*   Calix, Inc..................................................  98,723     676,253
#*  Carbonite, Inc..............................................  32,136     788,296
*   Cardtronics P.L.C., Class A.................................  79,978   2,860,013

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Cass Information Systems, Inc...............................  22,803 $ 1,124,872
*   CCUR Holdings, Inc..........................................   7,430      24,742
    CDK Global, Inc.............................................   8,880     535,642
    CDW Corp....................................................  27,749   2,930,294
*   CEVA, Inc...................................................  26,549     668,769
*   ChannelAdvisor Corp.........................................   3,913      45,978
*   Ciena Corp.................................................. 122,365   4,693,921
*   Cirrus Logic, Inc........................................... 103,768   4,937,281
    Cisco Systems, Inc.......................................... 237,876  13,309,162
*   Cision, Ltd.................................................  28,529     344,060
    Citrix Systems, Inc.........................................  10,116   1,021,311
*   Clearfield, Inc.............................................  10,460     154,180
#   ClearOne, Inc...............................................   5,532      11,783
#   Cognex Corp.................................................  35,708   1,800,754
    Cognizant Technology Solutions Corp., Class A...............  20,103   1,466,715
#*  Coherent, Inc...............................................   3,708     548,821
    Cohu, Inc...................................................  54,502     808,265
*   CommScope Holding Co., Inc..................................  40,238     997,098
    Communications Systems, Inc.................................  12,722      35,240
*   CommVault Systems, Inc......................................   1,198      63,015
*   Computer Task Group, Inc....................................  23,188     107,360
    Comtech Telecommunications Corp.............................  30,405     715,430
*   Conduent, Inc............................................... 211,329   2,711,351
*   Control4 Corp...............................................  28,522     496,568
*   CoreLogic, Inc..............................................  56,455   2,292,638
    Corning, Inc................................................ 139,894   4,455,624
*   Cray, Inc...................................................  71,074   1,866,403
#*  Cree, Inc................................................... 112,376   7,426,930
#   CSG Systems International, Inc..............................  49,189   2,196,289
    CSP, Inc....................................................   2,269      29,883
    CTS Corp....................................................  64,349   1,927,253
*   CUI Global, Inc.............................................   4,403       5,724
*   CyberOptics Corp............................................   7,973     141,441
    Cypress Semiconductor Corp.................................. 242,616   4,168,143
    Daktronics, Inc.............................................  67,520     511,802
*   DASAN Zhone Solutions, Inc..................................  13,943     159,787
*   Data I/O Corp...............................................   3,826      19,092
*   Dell Technologies, Class C..................................  10,082     679,628
#*  Diebold Nixdorf, Inc........................................  54,849     553,426
*   Digi International, Inc.....................................  40,420     520,205
*   Diodes, Inc.................................................  90,579   3,298,887
    Dolby Laboratories, Inc., Class A...........................  37,536   2,428,204
*   DSP Group, Inc..............................................  29,069     415,396
    DXC Technology Co...........................................  83,926   5,517,295
#*  Eastman Kodak Co............................................   7,900      19,434
#   Ebix, Inc...................................................  36,711   1,853,171
#*  EchoStar Corp., Class A.....................................  62,434   2,487,995
*   Electronics for Imaging, Inc................................  64,928   2,414,672
*   EMCORE Corp.................................................  28,865     113,151
*   Endurance International Group Holdings, Inc.................   3,916      21,655
#   Entegris, Inc...............................................  97,200   3,971,592
#*  Envestnet, Inc..............................................  11,881     843,432
*   EPAM Systems, Inc...........................................   9,710   1,741,586
*   ePlus, Inc..................................................  22,973   2,166,124
#*  Euronet Worldwide, Inc......................................  17,291   2,591,748
    EVERTEC, Inc................................................  11,420     357,560
*   Evolving Systems, Inc.......................................   2,350       2,538
*   ExlService Holdings, Inc....................................  48,576   2,885,414
*   F5 Networks, Inc............................................   5,100     800,190

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Fabrinet....................................................  68,504 $ 4,145,862
*   Fair Isaac Corp.............................................   7,907   2,211,983
*   FARO Technologies, Inc......................................  26,510   1,491,188
    Fidelity National Information Services, Inc.................  23,092   2,677,056
*   Finisar Corp................................................ 208,181   5,019,244
*   First Data Corp., Class A...................................  17,867     462,041
#*  First Solar, Inc............................................  68,637   4,223,235
#*  Fitbit, Inc., Class A....................................... 249,795   1,318,918
*   FleetCor Technologies, Inc..................................   8,593   2,242,343
*   Flex, Ltd................................................... 202,097   2,231,151
    FLIR Systems, Inc...........................................  52,141   2,760,345
*   FormFactor, Inc............................................. 130,869   2,479,968
*   Fortinet, Inc...............................................   7,132     666,271
*   Frequency Electronics, Inc..................................   8,185      98,629
*   Gartner, Inc................................................  12,003   1,908,117
    Genpact, Ltd................................................  66,831   2,425,965
    Global Payments, Inc........................................  25,108   3,667,526
    GlobalSCAPE, Inc............................................  11,862      89,795
*   Globant SA..................................................  11,214     941,864
*   GSE Systems, Inc............................................  26,843      68,450
*   GSI Technology, Inc.........................................  26,474     215,234
#*  GTT Communications, Inc.....................................  42,732   1,792,607
#*  Guidewire Software, Inc.....................................   5,703     607,370
    Hackett Group, Inc. (The)...................................  46,964     720,897
#*  Harmonic, Inc............................................... 180,054   1,019,106
    Hewlett Packard Enterprise Co............................... 460,940   7,287,461
    HP, Inc..................................................... 122,449   2,442,858
#*  HubSpot, Inc................................................   1,641     302,748
#*  Ichor Holdings, Ltd.........................................  35,689     898,649
#*  ID Systems, Inc.............................................   8,720      48,919
*   IEC Electronics Corp........................................   7,468      56,383
#*  II-VI, Inc..................................................  85,449   3,404,288
*   Immersion Corp..............................................  24,423     230,797
#*  Infinera Corp............................................... 215,124     933,638
*   Information Services Group, Inc.............................  28,020      99,751
*   Innodata, Inc...............................................  21,458      24,677
#*  Inphi Corp..................................................   8,004     365,463
#*  Inseego Corp................................................   6,476      29,595
*   Insight Enterprises, Inc....................................  64,391   3,643,243
    Intel Corp.................................................. 578,019  29,502,090
    InterDigital, Inc...........................................  58,573   3,830,088
#*  Internap Corp...............................................  16,678      65,711
*   inTEST Corp.................................................   8,305      54,979
*   Intevac, Inc................................................  26,456     126,724
#*  IPG Photonics Corp..........................................  13,262   2,317,269
#*  Iteris, Inc.................................................  13,000      56,420
*   Itron, Inc..................................................  46,791   2,510,805
#   j2 Global, Inc..............................................  32,238   2,824,694
    Jabil, Inc.................................................. 256,371   7,744,968
    Jack Henry & Associates, Inc................................  12,784   1,905,583
    Juniper Networks, Inc.......................................  79,147   2,197,912
    KBR, Inc.................................................... 226,577   5,034,541
    KEMET Corp.................................................. 100,050   1,787,894
*   Key Tronic Corp.............................................  11,045      61,300
*   Keysight Technologies, Inc..................................  30,814   2,681,742
*   Kimball Electronics, Inc....................................  29,728     449,785
    KLA-Tencor Corp.............................................  17,987   2,292,983
*   Knowles Corp................................................ 231,893   4,378,140
#*  Kopin Corp..................................................  98,852     123,565

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Kulicke & Soffa Industries, Inc............................. 127,139 $ 2,958,525
*   KVH Industries, Inc.........................................  24,237     237,523
    Lam Research Corp...........................................  16,776   3,479,846
*   Lattice Semiconductor Corp.................................. 169,515   2,195,219
    Leidos Holdings, Inc........................................  19,844   1,458,137
*   LGL Group, Inc. (The).......................................   2,275      16,380
*   Limelight Networks, Inc..................................... 131,814     391,488
#   Littelfuse, Inc.............................................  11,638   2,339,820
#*  LiveRamp Holdings, Inc......................................  96,244   5,613,913
    LogMeIn, Inc................................................  54,740   4,510,576
#*  LRAD Corp...................................................   5,386      16,589
#*  Lumentum Holdings, Inc......................................  31,917   1,977,896
*   Luna Innovations, Inc.......................................  15,206      67,515
*   Luxoft Holding, Inc.........................................  21,005   1,227,112
#*  MACOM Technology Solutions Holdings, Inc....................  12,201     169,472
#*  MagnaChip Semiconductor Corp................................  17,121     151,521
#*  Manhattan Associates, Inc...................................  20,679   1,394,799
    ManTech International Corp., Class A........................  46,788   2,900,388
*   Marin Software, Inc.........................................   1,125       5,524
#   Marvell Technology Group, Ltd............................... 142,404   3,562,948
    Maxim Integrated Products, Inc..............................  18,551   1,113,060
    MAXIMUS, Inc................................................  28,040   2,065,146
#*  MaxLinear, Inc..............................................  70,161   1,888,033
#*  Maxwell Technologies, Inc...................................  77,863     341,819
    Methode Electronics, Inc....................................  53,978   1,592,891
#   Microchip Technology, Inc...................................  18,917   1,889,619
*   Micron Technology, Inc...................................... 295,915  12,446,185
    Microsoft Corp.............................................. 278,222  36,335,793
*   MicroStrategy, Inc., Class A................................  12,085   1,809,124
*   Mimecast, Ltd...............................................   5,472     281,863
    MKS Instruments, Inc........................................  76,673   6,978,010
*   MoneyGram International, Inc................................   3,039      10,059
    Monolithic Power Systems, Inc...............................   6,826   1,062,876
    Monotype Imaging Holdings, Inc..............................  42,079     725,442
    Motorola Solutions, Inc.....................................  14,175   2,054,099
#   MTS Systems Corp............................................  24,693   1,357,621
*   Nanometrics, Inc............................................  39,517   1,177,211
#*  Napco Security Technologies, Inc............................  18,220     451,492
    National Instruments Corp...................................  35,566   1,675,159
#*  NCR Corp....................................................  38,430   1,112,549
#*  NeoPhotonics Corp...........................................  61,789     422,019
    NetApp, Inc.................................................  35,822   2,609,633
*   NETGEAR, Inc................................................  55,174   1,712,049
*   Netscout Systems, Inc....................................... 118,000   3,469,200
*   NetSol Technologies, Inc....................................   4,255      30,891
    Network-1 Technologies, Inc.................................   6,962      17,196
#*  New Relic, Inc..............................................     973     102,399
    NIC, Inc....................................................  35,626     614,905
*   Novanta, Inc................................................  31,778   2,765,322
*   Nuance Communications, Inc.................................. 181,990   3,062,892
#*  Nutanix, Inc., Class A......................................   2,001      86,423
    NVE Corp....................................................   3,647     349,419
#*  Okta, Inc...................................................   3,915     407,277
*   ON Semiconductor Corp....................................... 121,400   2,799,484
*   OneSpan, Inc................................................  52,987     982,379
*   Optical Cable Corp..........................................   6,626      32,269
    Oracle Corp................................................. 141,867   7,849,501
*   OSI Systems, Inc............................................  25,683   2,314,809
#*  PAR Technology Corp.........................................  19,225     455,825

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
    Park Electrochemical Corp...................................  31,762 $  522,485
#*  Paycom Software, Inc........................................  15,395  3,117,949
*   Paylocity Holding Corp......................................   4,147    400,393
*   PayPal Holdings, Inc........................................  38,237  4,311,986
    PC Connection, Inc..........................................  38,027  1,413,083
*   PCM, Inc....................................................  19,029    525,010
    PC-Tel, Inc.................................................  70,419    333,082
#*  PDF Solutions, Inc..........................................  39,463    512,230
    Pegasystems, Inc............................................   8,622    646,736
*   Perceptron, Inc.............................................  16,338    118,941
*   Perficient, Inc.............................................  60,810  1,790,246
    Perspecta, Inc..............................................  32,922    759,840
*   PFSweb, Inc.................................................  19,936     92,104
*   Photronics, Inc............................................. 173,469  1,620,200
*   Pixelworks, Inc.............................................  12,025     55,435
#   Plantronics, Inc............................................  32,187  1,656,987
*   Plexus Corp.................................................  54,278  3,266,450
    Power Integrations, Inc.....................................  28,706  2,268,348
#   Presidio, Inc...............................................  46,857    703,792
*   PRGX Global, Inc............................................  28,843    231,321
    Progress Software Corp......................................  53,908  2,458,744
*   Proofpoint, Inc.............................................     879    110,244
*   PTC, Inc....................................................   4,999    452,260
*   Pure Storage, Inc., Class A.................................   9,037    206,586
    QAD, Inc., Class A..........................................  13,691    641,697
    QAD, Inc., Class B..........................................   2,342     77,637
*   Qorvo, Inc..................................................  27,444  2,075,041
#*  Qualstar Corp...............................................   1,082      6,222
#*  Qualys, Inc.................................................   9,699    875,432
*   Quantenna Communications, Inc...............................  27,638    672,985
*   Qumu Corp...................................................  10,312     32,483
*   Rambus, Inc................................................. 157,538  1,805,385
*   RealNetworks, Inc........................................... 165,277    429,720
#*  RealPage, Inc...............................................   6,900    449,949
    RF Industries, Ltd..........................................   7,730     58,362
*   Ribbon Communications, Inc.................................. 117,200    628,192
    Richardson Electronics, Ltd.................................  15,984     93,506
*   RingCentral, Inc., Class A..................................   1,303    151,630
*   Rogers Corp.................................................  25,642  4,295,548
*   Rudolph Technologies, Inc...................................  59,520  1,439,789
    Sabre Corp..................................................  12,981    269,486
*   Sanmina Corp................................................ 136,798  4,640,188
    Sapiens International Corp. NV..............................   3,763     57,837
*   ScanSource, Inc.............................................  46,226  1,740,409
    Science Applications International Corp.....................  30,843  2,311,683
*   Seachange International, Inc................................  69,606     92,576
    Seagate Technology P.L.C....................................  26,898  1,299,711
*   Semtech Corp................................................  79,469  4,280,995
#   Sigma Designs, Inc..........................................  73,217     11,795
*   Silicon Laboratories, Inc...................................  20,531  2,210,367
    Skyworks Solutions, Inc.....................................  22,122  1,950,718
#*  SMART Global Holdings, Inc..................................  15,583    338,774
*   SMTC Corp...................................................   6,496     22,021
#*  SolarEdge Technologies, Inc.................................  22,033    976,062
*   SPS Commerce, Inc...........................................   5,469    567,354
    SS&C Technologies Holdings, Inc.............................  30,610  2,071,073
*   StarTek, Inc................................................  22,597    155,919
*   Steel Connect, Inc..........................................  90,589    177,554
*   Stratasys, Ltd..............................................  76,918  1,788,343

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Super Micro Computer, Inc...................................  84,135 $  1,886,307
*   Sykes Enterprises, Inc......................................  78,760    2,185,590
    Symantec Corp...............................................  52,425    1,269,209
#*  Synacor, Inc................................................   4,400        6,424
#*  Synaptics, Inc..............................................  56,427    2,125,605
*   Synchronoss Technologies, Inc...............................  68,298      367,443
    SYNNEX Corp.................................................  64,671    6,976,707
*   Synopsys, Inc...............................................  19,173    2,321,467
*   Tableau Software, Inc., Class A.............................   2,518      306,718
    TE Connectivity, Ltd........................................  30,720    2,938,368
*   Tech Data Corp..............................................  51,682    5,509,818
*   Telaria, Inc................................................  52,689      379,888
*   Telenav, Inc................................................  70,286      437,882
*   Teradata Corp...............................................  44,201    2,009,819
    Teradyne, Inc...............................................  35,733    1,750,917
    TESSCO Technologies, Inc....................................  11,533      213,822
    TiVo Corp................................................... 186,876    1,751,028
    Total System Services, Inc..................................  29,867    3,053,602
#*  Trade Desk, Inc. (The), Class A.............................   2,150      476,182
    TransAct Technologies, Inc..................................  10,316       97,177
    Travelport Worldwide, Ltd...................................  46,802      733,855
*   Trimble, Inc................................................  20,226      825,625
*   Trio-Tech International.....................................   2,616        8,371
*   TSR, Inc....................................................     722        3,679
    TTEC Holdings, Inc..........................................  43,897    1,600,485
#*  TTM Technologies, Inc....................................... 189,945    2,514,872
#*  Twilio, Inc., Class A.......................................   1,622      222,441
*   Tyler Technologies, Inc.....................................   3,568      827,455
    Ubiquiti Networks, Inc......................................  13,662    2,328,688
*   Ultimate Software Group, Inc. (The).........................   1,400      462,910
#*  Ultra Clean Holdings, Inc...................................  41,777      500,071
#*  Unisys Corp.................................................  16,020      179,584
#   Universal Display Corp......................................  10,171    1,623,292
*   Upland Software, Inc........................................   1,629       75,732
*   Veeco Instruments, Inc...................................... 103,434    1,259,826
*   Verint Systems, Inc.........................................  74,756    4,514,515
*   VeriSign, Inc...............................................   7,900    1,559,855
    Versum Materials, Inc.......................................  17,116      893,113
#*  ViaSat, Inc.................................................  36,141    3,282,326
*   Viavi Solutions, Inc........................................ 259,071    3,445,644
*   Virtusa Corp................................................  47,406    2,633,403
#   Vishay Intertechnology, Inc................................. 204,441    4,049,976
*   Vishay Precision Group, Inc.................................  19,686      745,509
    Wayside Technology Group, Inc...............................   4,672       55,316
    Western Digital Corp........................................  53,779    2,749,182
    Western Union Co. (The).....................................  46,124      896,651
*   WEX, Inc....................................................  21,326    4,484,858
*   Wireless Telecom Group, Inc.................................   6,719       10,347
*   Worldpay, Inc., Class A.....................................  19,002    2,227,224
    Xerox Corp.................................................. 174,772    5,830,394
    Xilinx, Inc.................................................  22,883    2,749,164
    Xperi Corp..................................................  61,111    1,518,608
*   Zebra Technologies Corp., Class A...........................  16,779    3,542,718
*   Zendesk, Inc................................................   1,720      150,982
*   Zix Corp....................................................  45,198      368,364
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          703,857,805
                                                                         ------------
MATERIALS -- (4.6%)
*   AdvanSix, Inc...............................................  55,531    1,678,702

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
MATERIALS -- (Continued)
#*  AgroFresh Solutions, Inc....................................   3,431 $   10,945
    Air Products & Chemicals, Inc...............................  10,695  2,200,924
#*  AK Steel Holding Corp.......................................  53,042    128,362
#   Albemarle Corp..............................................  13,238    993,644
#*  Alcoa Corp..................................................  92,407  2,465,419
#*  Allegheny Technologies, Inc................................. 140,972  3,513,022
*   American Biltrite, Inc......................................      22     13,420
    American Vanguard Corp......................................  53,072    835,353
#*  Ampco-Pittsburgh Corp.......................................  20,877     67,224
    AptarGroup, Inc.............................................  27,809  3,093,473
    Ashland Global Holdings, Inc................................  60,236  4,850,805
    Avery Dennison Corp.........................................  19,760  2,186,444
*   Axalta Coating Systems, Ltd.................................  51,587  1,391,817
    Balchem Corp................................................  26,488  2,688,797
    Ball Corp...................................................  25,400  1,522,476
#   Bemis Co., Inc..............................................  73,038  4,193,842
*   Berry Global Group, Inc.....................................  24,019  1,412,317
    Boise Cascade Co............................................  63,957  1,770,969
    Cabot Corp..................................................  51,907  2,355,540
    Carpenter Technology Corp...................................  83,077  4,126,435
    Celanese Corp...............................................  20,921  2,257,167
#*  Century Aluminum Co......................................... 151,050  1,270,331
    CF Industries Holdings, Inc.................................  59,152  2,648,827
    Chase Corp..................................................  10,420    976,041
    Chemours Co. (The)..........................................  14,524    523,009
*   Clearwater Paper Corp.......................................  35,490    715,833
#   Cleveland-Cliffs, Inc....................................... 125,505  1,253,795
*   Coeur Mining, Inc........................................... 250,706    905,049
    Commercial Metals Co........................................ 217,110  3,753,832
#   Compass Minerals International, Inc.........................  51,723  2,968,383
*   Contango ORE, Inc...........................................   1,008     25,351
    Core Molding Technologies, Inc..............................  11,901     96,636
*   Crown Holdings, Inc.........................................   6,500    377,845
    Domtar Corp................................................. 117,520  5,746,728
*   Dow, Inc....................................................  55,078  3,124,575
    DowDuPont, Inc.............................................. 165,235  6,353,286
    Eagle Materials, Inc........................................  26,397  2,399,751
    Eastman Chemical Co.........................................  30,364  2,395,112
    Ecolab, Inc.................................................   9,795  1,803,064
    Element Solutions, Inc...................................... 431,125  4,682,018
#*  Ferro Corp..................................................  96,460  1,723,740
    Ferroglobe P.L.C............................................ 156,302    336,049
#*  Flotek Industries, Inc......................................  68,822    245,695
    FMC Corp....................................................  14,998  1,185,742
    Freeport-McMoRan, Inc....................................... 281,466  3,464,846
    Friedman Industries, Inc....................................  10,403     76,462
    FutureFuel Corp.............................................  60,794    893,064
*   GCP Applied Technologies, Inc...............................  83,770  2,411,738
    Gold Resource Corp..........................................  69,961    256,057
#   Graphic Packaging Holding Co................................ 252,443  3,503,909
    Greif, Inc., Class A........................................  41,010  1,620,715
    Greif, Inc., Class B........................................   9,363    455,510
    Hawkins, Inc................................................  16,847    621,823
    Haynes International, Inc...................................  20,248    654,213
#   HB Fuller Co................................................  78,151  3,827,054
#   Hecla Mining Co............................................. 680,940  1,429,974
    Huntsman Corp............................................... 125,219  2,784,871
*   Ingevity Corp...............................................  19,251  2,214,058
    Innophos Holdings, Inc......................................  34,260  1,102,829

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
MATERIALS -- (Continued)
    Innospec, Inc...............................................  36,126 $3,064,207
#   International Flavors & Fragrances, Inc.....................   5,882    810,481
    International Paper Co......................................  40,171  1,880,405
*   Intrepid Potash, Inc........................................ 149,731    556,999
    Kaiser Aluminum Corp........................................  21,204  2,086,474
*   Koppers Holdings, Inc.......................................  25,873    691,844
*   Kraton Corp.................................................  62,250  2,043,045
#   Kronos Worldwide, Inc.......................................  98,683  1,342,089
    Linde P.L.C.................................................   2,444    440,555
#*  Livent Corp.................................................  14,027    151,211
    Louisiana-Pacific Corp...................................... 108,144  2,709,007
*   LSB Industries, Inc.........................................  77,418    452,895
    LyondellBasell Industries NV, Class A.......................  17,552  1,548,613
#   Martin Marietta Materials, Inc..............................   9,888  2,194,147
    Materion Corp...............................................  41,770  2,423,913
#   McEwen Mining, Inc.......................................... 189,521    261,539
    Mercer International, Inc................................... 113,545  1,607,797
    Minerals Technologies, Inc..................................  53,485  3,357,253
    Mosaic Co. (The)............................................ 151,959  3,967,649
    Myers Industries, Inc.......................................  62,972  1,126,569
#   Neenah, Inc.................................................  28,287  1,919,273
#   NewMarket Corp..............................................   1,937    812,726
#   Newmont Goldcorp Corp....................................... 135,487  4,208,226
    Nexa Resources SA...........................................   6,034     71,443
    Northern Technologies International Corp....................   3,755     99,432
    Nucor Corp..................................................  55,655  3,176,231
    Olin Corp................................................... 184,349  3,998,530
    Olympic Steel, Inc..........................................  28,285    458,783
*   OMNOVA Solutions, Inc.......................................  93,009    688,267
    Owens-Illinois, Inc......................................... 199,180  3,935,797
    Packaging Corp. of America..................................  21,650  2,146,814
    PH Glatfelter Co............................................  69,980  1,104,284
    PolyOne Corp................................................  38,302  1,058,667
    PPG Industries, Inc.........................................  12,416  1,458,880
#   Quaker Chemical Corp........................................  13,002  2,910,108
#   Rayonier Advanced Materials, Inc............................  73,211  1,086,451
    Reliance Steel & Aluminum Co................................  86,542  7,958,402
    Resolute Forest Products, Inc...............................  66,781    528,238
#   Royal Gold, Inc.............................................  48,449  4,217,970
    RPM International, Inc......................................  22,108  1,340,850
*   Ryerson Holding Corp........................................  31,021    268,332
    Schnitzer Steel Industries, Inc., Class A...................  52,437  1,243,806
    Schweitzer-Mauduit International, Inc.......................  49,516  1,761,284
#   Scotts Miracle-Gro Co. (The)................................  10,869    924,082
#   Sealed Air Corp.............................................  36,593  1,705,966
#   Sensient Technologies Corp..................................  35,028  2,456,163
    Silgan Holdings, Inc........................................  54,333  1,626,730
    Sonoco Products Co..........................................  76,353  4,814,820
    Southern Copper Corp........................................   2,800    107,576
    Steel Dynamics, Inc.........................................  53,925  1,708,344
    Stepan Co...................................................  37,169  3,439,619
#*  Summit Materials, Inc., Class A............................. 107,591  1,884,994
*   SunCoke Energy, Inc......................................... 166,923  1,437,207
    Synalloy Corp...............................................   9,826    173,429
#   Tecnoglass, Inc.............................................   4,328     31,075
#*  TimkenSteel Corp............................................  80,006    811,261
*   Trecora Resources...........................................  31,420    293,777
    Tredegar Corp...............................................  39,626    714,061
    Trinseo SA..................................................  14,288    642,246

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
MATERIALS -- (Continued)
*   Tronox Holdings P.L.C., Class A.............................  83,405 $  1,179,347
*   UFP Technologies, Inc.......................................   5,712      207,917
    United States Lime & Minerals, Inc..........................   7,942      642,667
#   United States Steel Corp....................................  75,654    1,180,202
*   Universal Stainless & Alloy Products, Inc...................   8,597      123,711
#*  US Concrete, Inc............................................  24,017    1,131,921
#   Valvoline, Inc..............................................  50,527      934,750
*   Verso Corp., Class A........................................  42,767      954,559
    Vulcan Materials Co.........................................  17,482    2,204,655
    Warrior Met Coal, Inc.......................................  54,983    1,704,473
    Westlake Chemical Corp......................................  19,170    1,337,108
    WestRock Co................................................. 125,687    4,823,867
    Worthington Industries, Inc................................. 101,581    4,076,446
#   WR Grace & Co...............................................  11,437      864,408
                                                                         ------------
TOTAL MATERIALS.................................................          237,891,779
                                                                         ------------
REAL ESTATE -- (0.5%)
    Alexander & Baldwin, Inc....................................  33,046      780,547
*   Altisource Asset Management Corp............................   1,120       30,240
#*  Altisource Portfolio Solutions SA...........................   3,002       71,057
#   Capital Properties, Inc., Class A...........................     308        4,435
*   CBRE Group, Inc., Class A...................................  33,494    1,744,033
    CKX Lands, Inc..............................................     465        4,748
    Consolidated-Tomoka Land Co.................................   8,853      548,886
#*  Five Point Holdings LLC, Class A............................  11,936      101,575
*   Forestar Group, Inc.........................................   5,420      104,443
*   FRP Holdings, Inc...........................................  12,520      634,639
    Griffin Industrial Realty, Inc..............................   5,473      199,819
    HFF, Inc., Class A..........................................  24,306    1,156,723
#*  Howard Hughes Corp. (The)...................................  29,979    3,327,669
*   InterGroup Corp. (The)......................................     235        7,332
    Jones Lang LaSalle, Inc.....................................  11,558    1,786,520
#   Kennedy-Wilson Holdings, Inc................................ 232,692    5,012,186
#*  Marcus & Millichap, Inc.....................................  51,537    2,221,245
#*  Maui Land & Pineapple Co., Inc..............................   5,786       69,258
    Newmark Group, Inc., Class A................................ 114,141      972,481
*   Rafael Holdings, Inc., Class B..............................  20,949      339,374
    RE/MAX Holdings, Inc., Class A..............................  27,318    1,183,689
#   Realogy Holdings Corp....................................... 130,149    1,694,540
    RMR Group, Inc. (The), Class A..............................     834       48,239
#*  St Joe Co. (The)............................................  76,556    1,304,514
*   Stratus Properties, Inc.....................................  11,167      299,052
#*  Tejon Ranch Co..............................................  44,969      775,715
#*  Trinity Place Holdings, Inc.................................  17,198       67,416
                                                                         ------------
TOTAL REAL ESTATE...............................................           24,490,375
                                                                         ------------
UTILITIES -- (1.1%)
    AES Corp....................................................  68,477    1,172,326
    ALLETE, Inc.................................................   9,015      734,272
    Alliant Energy Corp.........................................     106        5,006
    American States Water Co....................................  15,179    1,080,289
#   Aqua America, Inc...........................................  21,570      842,524
    Artesian Resources Corp., Class A...........................   5,487      199,068
    Atlantica Yield P.L.C.......................................  43,996      901,478
    Atmos Energy Corp...........................................  12,334    1,262,262
    Avangrid, Inc...............................................  12,994      665,423
    Avista Corp.................................................  20,799      897,269
    Black Hills Corp............................................  17,263    1,256,056

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- --------------
UTILITIES -- (Continued)
#     California Water Service Group..............................     22,593 $    1,138,461
      Chesapeake Utilities Corp...................................      8,754        810,971
      Clearway Energy, Inc., Class A..............................     10,103        155,283
      Clearway Energy, Inc., Class C..............................     17,750        281,692
      CMS Energy Corp.............................................     17,300        961,015
      Connecticut Water Service, Inc..............................      7,188        492,881
      Consolidated Water Co., Ltd.................................     17,333        219,436
      El Paso Electric Co.........................................     18,380      1,123,202
      Evergy, Inc.................................................     28,535      1,649,894
      Eversource Energy...........................................     15,733      1,127,427
#     Genie Energy, Ltd., Class B.................................     24,408        212,106
      Hawaiian Electric Industries, Inc...........................     23,207        962,626
      IDACORP, Inc................................................      9,260        916,925
      MDU Resources Group, Inc....................................     65,075      1,701,711
      MGE Energy, Inc.............................................     14,929      1,012,037
      Middlesex Water Co..........................................     10,118        586,743
#     National Fuel Gas Co........................................     11,930        706,375
      New Jersey Resources Corp...................................     40,158      2,011,113
      NiSource, Inc...............................................     34,403        955,715
      Northwest Natural Holding Co................................     12,738        852,045
      NorthWestern Corp...........................................     22,368      1,562,405
      NRG Energy, Inc.............................................     74,516      3,067,824
      OGE Energy Corp.............................................     16,299        690,100
      ONE Gas, Inc................................................     11,667      1,032,763
#     Ormat Technologies, Inc.....................................     69,266      4,042,364
      Otter Tail Corp.............................................     18,309        939,252
      Pattern Energy Group, Inc., Class A.........................     48,334      1,117,482
      Pinnacle West Capital Corp..................................      7,400        704,998
      PNM Resources, Inc..........................................     34,626      1,608,031
      Portland General Electric Co................................     16,898        883,934
*     Pure Cycle Corp.............................................      2,900         29,145
      RGC Resources, Inc..........................................      1,634         45,262
      SJW Group...................................................     12,353        766,627
#     South Jersey Industries, Inc................................     38,679      1,242,369
      Southwest Gas Holdings, Inc.................................     11,066        920,581
#     Spark Energy, Inc., Class A.................................      2,524         23,877
      Spire, Inc..................................................      9,628        810,581
      UGI Corp....................................................     26,511      1,445,115
      Unitil Corp.................................................      9,001        512,247
      Vistra Energy Corp..........................................    177,590      4,839,327
      WEC Energy Group, Inc.......................................      7,951        623,597
      York Water Co. (The)........................................      7,798        265,366
                                                                              --------------
TOTAL UTILITIES...................................................                54,066,878
                                                                              --------------
TOTAL COMMON STOCKS...............................................             4,690,643,740
                                                                              --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc............................................     14,980        386,634
                                                                              --------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
#*>>  Parker Drilling Co. Warrents 09/16/24.......................      1,033              0
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             4,691,030,374
                                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 41,200,704     41,200,704
                                                                              --------------

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- --------------
SECURITIES LENDING COLLATERAL -- (7.4%)
@(S)  The DFA Short Term Investment Fund.......................... 32,802,784 $  379,561,018
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $3,496,509,569)..........................................            $5,111,792,096
                                                                              ==============

As of April 30, 2019, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                         UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------                              --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................    260     06/21/19  $36,146,000 $38,330,500    $2,184,500
                                                              ----------- -----------    ----------
TOTAL FUTURES CONTRACTS.................                      $36,146,000 $38,330,500    $2,184,500
                                                              =========== ===========    ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              -------------- ------------ ------- --------------
Common Stocks
   Communication Services.................... $  313,589,944           --     --  $  313,589,944
   Consumer Discretionary....................    532,691,079 $      1,522     --     532,692,601
   Consumer Staples..........................    182,941,383           --     --     182,941,383
   Energy....................................    314,830,102           --     --     314,830,102
   Financials................................  1,159,354,068        4,758     --   1,159,358,826
   Health Care...............................    399,849,176           --     --     399,849,176
   Industrials...............................    767,074,871           --     --     767,074,871
   Information Technology....................    703,857,805           --     --     703,857,805
   Materials.................................    237,891,779           --     --     237,891,779
   Real Estate...............................     24,490,375           --     --      24,490,375
   Utilities.................................     54,066,878           --     --      54,066,878
Preferred Stocks
   Communication Services....................        386,634           --     --         386,634
Temporary Cash Investments...................     41,200,704           --     --      41,200,704
Securities Lending Collateral................             --  379,561,018     --     379,561,018
Futures Contracts**..........................      2,184,500           --     --       2,184,500
                                              -------------- ------------ ------  --------------
TOTAL........................................ $4,734,409,298 $379,567,298     --  $5,113,976,596
                                              ============== ============ ======  ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                           SHARES     VALUE+
                                                          --------- -----------
COMMON STOCKS -- (85.9%)
COMMUNICATION SERVICES -- (3.5%)
    A.H. Belo Corp., Class A.............................    38,759 $   139,920
*   Alaska Communications Systems Group, Inc.............   278,691     484,922
#   AMC Entertainment Holdings, Inc., Class A............   356,022   5,397,294
#*  AMC Networks, Inc., Class A..........................   361,692  21,126,430
#   ATN International, Inc...............................   154,435   9,428,257
#*  AutoWeb, Inc.........................................   112,432     382,269
*   Ballantyne Strong, Inc...............................   110,980     219,740
    Beasley Broadcast Group, Inc., Class A...............    75,399     276,714
#*  Boingo Wireless, Inc.................................   764,556  17,386,003
#*  Boston Omaha Corp., Class A..........................     3,893      91,680
    Cable One, Inc.......................................    11,649  12,354,114
*   Care.com, Inc........................................   269,030   4,506,252
#*  Cargurus, Inc........................................    64,856   2,642,233
#*  Cars.com, Inc........................................   683,825  14,230,398
    CbdMD, Inc...........................................    31,367     190,711
    Central European Media Enterprises, Ltd., Class A....   118,445     469,042
#*  Cincinnati Bell, Inc.................................   651,956   5,802,408
#   Cinemark Holdings, Inc...............................     7,970     335,138
#*  Clear Channel Outdoor Holdings, Inc., Class A........   179,067     875,638
    Cogent Communications Holdings, Inc..................   634,364  35,035,924
#*  comScore, Inc........................................    38,308     480,765
#   Consolidated Communications Holdings, Inc............   669,119   3,452,654
#*  Cumulus Media, Inc., Class A.........................     2,160      39,139
#*  Daily Journal Corp...................................       951     212,073
*   DHI Group, Inc.......................................   151,551     462,231
#   Emerald Expositions Events, Inc......................    24,900     349,845
*   Emmis Communications Corp., Class A..................    22,271      79,730
#   Entercom Communications Corp., Class A...............   328,878   2,262,681
    Entravision Communications Corp., Class A............   901,476   2,587,236
#*  Eros International P.L.C.............................     6,500      56,420
    EW Scripps Co. (The), Class A........................   704,105  16,046,553
*   Fluent, Inc..........................................    24,198     170,112
#*  Frontier Communications Corp.........................   494,207   1,408,490
#   Gannett Co., Inc..................................... 1,530,819  14,282,541
#*  GCI Liberty, Inc., Class A...........................   145,776   8,691,165
#*  Glu Mobile, Inc......................................   702,730   7,687,866
*   Gray Television, Inc.................................   768,995  18,017,553
#*  Gray Television, Inc., Class A.......................    25,939     575,846
*   Harte-Hanks, Inc.....................................    39,669     134,081
*   Hemisphere Media Group, Inc..........................   105,735   1,544,788
    IDT Corp., Class B...................................   260,674   1,855,999
#*  IMAX Corp............................................   276,181   6,733,293
*   Insignia Systems, Inc................................     5,874       7,930
    Intelsat SA..........................................   494,515  10,008,984
#*  Iridium Communications, Inc..........................   571,230  15,685,976
    John Wiley & Sons, Inc., Class A.....................   443,617  20,486,233
*   Lee Enterprises, Inc.................................   262,394     734,703
*   Liberty Latin America, Ltd., Class A.................   205,934   4,310,199
#*  Liberty Latin America, Ltd., Class C.................   403,852   8,416,276
#*  Liberty Media Corp.-Liberty Braves, Class A..........    35,826   1,016,025
*   Liberty Media Corp.-Liberty Braves, Class C..........    90,549   2,548,954
*   Liberty TripAdvisor Holdings, Inc., Class A.......... 1,273,833  18,776,298
#   Lions Gate Entertainment Corp., Class A..............   156,085   2,277,280
    Lions Gate Entertainment Corp., Class B..............    69,428     944,221

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES      VALUE+
                                                          --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Marchex, Inc., Class B...............................   836,061 $  3,988,011
    Marcus Corp. (The)...................................   126,167    4,746,403
#*  McClatchy Co. (The), Class A.........................    78,549      245,246
#*  Meet Group, Inc. (The)............................... 1,572,550    8,743,378
#   Meredith Corp........................................   480,874   28,371,566
#*  MSG Networks, Inc., Class A..........................   760,126   17,505,702
    National CineMedia, Inc.............................. 1,168,087    8,153,247
#   New Media Investment Group, Inc......................   492,646    5,266,386
#   New York Times Co. (The), Class A.................... 1,078,737   35,760,132
#   Nexstar Media Group, Inc., Class A...................   460,746   53,930,319
#*  ORBCOMM, Inc......................................... 1,469,742   10,640,932
#*  Pareteum Corp........................................    22,433      102,294
*   pdvWireless, Inc.....................................    44,375    1,766,125
*   Pegasus Cos., Inc. (The).............................       170       40,715
#*  Professional Diversity Network, Inc..................     9,253       31,830
#*  QuinStreet, Inc......................................   698,313    9,964,927
*   Reading International, Inc., Class A.................   191,049    2,915,408
#*  Reading International, Inc., Class B.................     2,710       68,428
*   Rosetta Stone, Inc...................................   203,120    5,122,686
    Saga Communications, Inc., Class A...................    20,078      644,102
    Salem Media Group, Inc...............................   132,226      273,708
#   Scholastic Corp......................................   178,429    7,115,749
    Shenandoah Telecommunications Co.....................   523,621   21,641,256
#   Sinclair Broadcast Group, Inc., Class A..............   743,145   34,028,610
*   Social Reality, Inc..................................    29,870      144,870
    Spok Holdings, Inc...................................   222,638    3,083,536
#*  TechTarget, Inc......................................   374,356    6,248,002
    TEGNA, Inc...........................................   665,237   10,590,573
    Telephone & Data Systems, Inc........................ 1,117,581   35,628,482
    Townsquare Media, Inc., Class A......................   125,141      707,047
#*  Travelzoo............................................   128,756    2,262,243
    Tribune Media Co., Class A...........................    78,365    3,620,463
*   Tribune Publishing Co................................   317,016    3,411,092
#*  TrueCar Inc..........................................    94,800      610,512
*   United States Cellular Corp..........................   198,038    9,525,628
#*  Urban One, Inc.......................................   883,673    1,696,652
*   Vonage Holdings Corp................................. 2,439,794   23,714,798
#*  Yelp, Inc............................................   335,791   13,451,787
*   Zedge, Inc., Class B.................................    32,710       68,200
*   Zynga, Inc., Class A................................. 8,817,621   49,907,735
                                                                    ------------
TOTAL COMMUNICATION SERVICES.............................            729,458,007
                                                                    ------------
CONSUMER DISCRETIONARY -- (12.6%)
*   1-800-Flowers.com, Inc., Class A.....................   644,959   13,731,177
    Aaron's, Inc.........................................   727,525   40,515,867
#   Abercrombie & Fitch Co., Class A.....................   678,948   20,293,756
#   Acushnet Holdings Corp...............................    35,057      883,787
#   Adient P.L.C.........................................   234,171    5,409,350
#*  Adtalem Global Education, Inc........................   611,775   30,172,743
    AMCON Distributing Co................................     2,751      259,048
#*  American Axle & Manufacturing Holdings, Inc.......... 1,190,414   17,558,607
#   American Eagle Outfitters, Inc....................... 1,887,209   44,877,830
#*  American Outdoor Brands Corp.........................   340,751    3,356,397
*   American Public Education, Inc.......................   227,239    7,271,648
*   America's Car-Mart, Inc..............................   129,330   12,810,137
    Ark Restaurants Corp.................................    17,486      348,758
#*  Asbury Automotive Group, Inc.........................   232,969   18,679,454
#*  Ascena Retail Group, Inc............................. 3,983,758    4,740,672
#*  Ascent Capital Group, Inc., Class A..................    57,032       39,922

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  At Home Group, Inc...................................   247,707 $ 5,818,637
#*  AutoNation, Inc......................................   237,426   9,955,272
*   Barnes & Noble Education, Inc........................   785,935   3,379,521
#   Barnes & Noble, Inc.................................. 1,577,063   7,932,627
#   Bassett Furniture Industries, Inc....................   159,446   2,831,761
#   BBX Capital Corp.....................................   162,321     899,258
#*  Beazer Homes USA, Inc................................     9,409     125,046
#   Bed Bath & Beyond, Inc............................... 1,773,848  29,641,000
#   Big 5 Sporting Goods Corp............................   144,363     379,675
#   Big Lots, Inc........................................   554,965  20,622,499
*   Biglari Holdings, Inc., Class A......................       260     191,620
*   Biglari Holdings, Inc., Class B......................     9,821   1,368,360
#   BJ's Restaurants, Inc................................   303,100  15,127,721
    Bloomin' Brands, Inc................................. 1,185,005  23,688,250
*   Blue Apron Holdings, Inc., Class A...................    12,700      13,081
#*  Boot Barn Holdings, Inc..............................   576,648  16,601,696
    Bowl America, Inc., Class A..........................    10,705     162,810
#   Brinker International, Inc...........................   623,704  26,675,820
#   Buckle, Inc. (The)...................................   222,432   4,110,543
#*  Build-A-Bear Workshop, Inc...........................   152,954     856,542
#   Caleres, Inc.........................................   456,717  11,979,687
    Callaway Golf Co..................................... 1,329,969  23,354,256
*   Career Education Corp................................ 1,239,448  22,495,981
    Carriage Services, Inc...............................   280,147   4,916,580
*   Carrols Restaurant Group, Inc........................   681,469   6,685,211
    Carter's, Inc........................................    19,746   2,091,299
#   Cato Corp. (The), Class A............................   296,427   4,493,833
*   Cavco Industries, Inc................................   107,930  13,466,426
*   Centric Brands, Inc..................................     5,345      18,387
#*  Century Casinos, Inc.................................    26,257     238,939
#*  Century Communities, Inc.............................   328,954   8,365,300
*   Chanticleer Holdings, Inc............................     3,400       4,998
#   Cheesecake Factory, Inc. (The).......................   512,386  25,424,593
#*  Chegg, Inc...........................................    70,919   2,528,262
#   Chico's FAS, Inc..................................... 1,416,072   4,956,252
#   Children's Place, Inc. (The).........................   265,406  29,943,105
#   Choice Hotels International, Inc.....................   260,941  21,668,541
    Churchill Downs, Inc.................................   125,151  12,621,478
#*  Chuy's Holdings, Inc.................................   304,733   6,061,139
    Citi Trends, Inc.....................................   153,193   2,835,602
#   Clarus Corp..........................................    34,207     459,058
    Collectors Universe, Inc.............................   148,143   2,576,207
#*  Conn's, Inc..........................................   335,139   8,670,046
#*  Container Store Group, Inc. (The)....................    29,141     251,778
#*  Cool Holdings, Inc...................................     3,100       7,905
#   Cooper Tire & Rubber Co.............................. 1,020,767  30,480,103
*   Cooper-Standard Holdings, Inc........................   175,578   8,896,537
    Core-Mark Holding Co., Inc...........................   473,294  17,204,237
#   Cracker Barrel Old Country Store, Inc................   123,307  20,806,823
*   Crocs, Inc........................................... 1,055,396  29,392,779
    Crown Crafts, Inc....................................     4,141      21,533
    CSS Industries, Inc..................................    68,383     479,365
    Culp, Inc............................................   176,366   3,619,030
    Dana, Inc............................................ 1,347,447  26,275,217
#   Dave & Buster's Entertainment, Inc...................   407,713  23,174,407
*   Deckers Outdoor Corp.................................   504,842  79,871,053
#*  Del Frisco's Restaurant Group, Inc...................   352,632   2,362,634
*   Del Taco Restaurants, Inc............................   564,186   5,670,069
    Delphi Technologies P.L.C............................   254,142   5,624,163

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Delta Apparel, Inc...................................    32,180 $   774,573
*   Denny's Corp.........................................   901,283  16,781,890
#   Designer Brands, Inc.................................   733,601  16,322,622
#*  Destination Maternity Corp...........................   115,854     264,147
#*  Destination XL Group, Inc............................   269,728     569,126
#   Dick's Sporting Goods, Inc...........................   962,186  35,600,882
#   Dillard's, Inc., Class A.............................    27,554   1,886,071
#   Dine Brands Global, Inc..............................    62,241   5,518,287
*   Dixie Group, Inc. (The)..............................     7,509       6,016
#*  Dorman Products, Inc.................................   333,751  29,259,950
    Dover Motorsports, Inc...............................    56,312     121,634
#*  Drive Shack, Inc.....................................   892,796   4,588,971
#*  Duluth Holdings, Inc., Class B.......................    61,001     971,136
    Educational Development Corp.........................    41,780     376,020
#*  El Pollo Loco Holdings, Inc..........................   446,509   5,706,385
#*  Eldorado Resorts, Inc................................   111,136   5,486,784
*   Emerson Radio Corp...................................   112,976     139,401
    Escalade, Inc........................................    43,648     525,522
    Ethan Allen Interiors, Inc...........................   521,844  11,532,752
*   Everi Holdings, Inc..................................   218,394   2,247,274
#*  Express, Inc.........................................   932,927   3,433,171
    Extended Stay America, Inc...........................   265,319   4,751,863
#*  Famous Dave's of America, Inc........................    49,193     253,836
#*  Fiesta Restaurant Group, Inc.........................   470,155   5,952,162
    Flanigan's Enterprises, Inc..........................     5,380     134,150
    Flexsteel Industries, Inc............................    71,158   1,541,282
#*  Floor & Decor Holdings, Inc., Class A................   387,579  18,611,544
#*  Forward Industries, Inc..............................     5,809       8,655
#*  Fossil Group, Inc....................................   481,453   6,292,591
#*  Fox Factory Holding Corp.............................   387,657  30,082,183
#*  Francesca's Holdings Corp............................    78,945      54,606
#*  Fred's, Inc., Class A................................   281,696     411,276
*   frontdoor, Inc.......................................   180,589   6,363,956
#*  FTD Cos., Inc........................................   610,937     438,408
*   Full House Resorts, Inc..............................     1,337       3,302
#*  Gaia, Inc............................................   108,702   1,150,067
#   GameStop Corp., Class A.............................. 1,018,739   8,812,092
    Garrett Motion, Inc..................................    21,678     407,546
#*  Genesco, Inc.........................................   356,043  15,954,287
*   Gentherm, Inc........................................   360,997  15,291,833
#*  G-III Apparel Group, Ltd.............................   467,373  20,167,145
#*  GNC Holdings, Inc., Class A, Class A.................    44,174      98,066
#*  Good Times Restaurants, Inc..........................     1,862       4,171
    Goodyear Tire & Rubber Co. (The).....................   212,947   4,090,712
    Graham Holdings Co., Class B.........................    46,375  34,476,566
#*  Green Brick Partners, Inc............................    90,678     810,661
#   Group 1 Automotive, Inc..............................   197,303  15,450,798
#*  Groupon, Inc......................................... 3,325,030  11,704,106
#   Guess?, Inc..........................................   746,713  15,210,544
#*  Habit Restaurants, Inc. (The), Class A...............   334,896   3,569,991
#   Hamilton Beach Brands Holding Co., Class A...........   136,417   2,469,148
#   Haverty Furniture Cos., Inc..........................   168,211   4,006,786
    Haverty Furniture Cos., Inc., Class A................     3,785      90,045
*   Helen of Troy, Ltd...................................   324,067  46,665,648
#*  Hibbett Sports, Inc..................................   256,216   5,303,671
*   Hilton Grand Vacations, Inc..........................   287,914   9,224,765
    Hooker Furniture Corp................................   147,179   4,387,406
#*  Horizon Global Corp..................................   276,588     768,915
*   Houghton Mifflin Harcourt Co.........................   554,472   3,953,385

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES     VALUE+
                                                           --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    Inspired Entertainment, Inc..........................    11,361 $    89,411
#*   Installed Building Products, Inc.....................   292,215  14,035,087
#    International Game Technology P.L.C..................   191,829   2,806,458
#*   iRobot Corp..........................................   268,408  27,790,964
*    J Alexander's Holdings, Inc..........................    71,482     785,587
#    J. Jill, Inc.........................................   202,956   1,138,583
#    Jack in the Box, Inc.................................   370,646  28,576,807
#*   JAKKS Pacific, Inc...................................     4,092       4,419
#*   JC Penney Co., Inc...................................     5,250       7,193
     Johnson Outdoors, Inc., Class A......................   119,405   9,154,781
*    K12, Inc.............................................   437,402  13,174,548
     KB Home..............................................   815,160  21,120,796
#*   Kirkland's, Inc......................................   137,455     808,235
*    Koss Corp............................................       921       1,907
#*   Lakeland Industries, Inc.............................   107,916   1,369,454
#*   Lands' End, Inc......................................    81,479   1,426,697
*    Laureate Education, Inc., Class A....................   356,049   5,604,211
*>>  Lazare Kaplan International Inc......................     9,600       1,350
     La-Z-Boy, Inc........................................   524,869  17,215,703
#    LCI Industries.......................................   238,699  20,969,707
*    Leaf Group, Ltd......................................   340,595   2,857,592
#*   LGI Homes, Inc.......................................     7,986     553,510
#*   Libbey, Inc..........................................   372,428     931,070
*    Liberty Expedia Holdings, Inc., Class A..............   342,690  15,907,670
#    Liberty Tax, Inc.....................................    52,735     474,615
     Lifetime Brands, Inc.................................   124,805   1,180,655
#*   Lindblad Expeditions Holdings, Inc...................   411,703   6,673,706
*    Liquidity Services, Inc..............................   391,919   2,661,130
#    Lithia Motors, Inc., Class A.........................   260,591  29,582,290
*    Live Ventures, Inc...................................     1,158       8,697
#*   Luby's, Inc..........................................     8,227      11,929
#*   Lumber Liquidators Holdings, Inc.....................   378,486   5,003,585
*    M/I Homes, Inc.......................................   186,382   5,250,381
*    Malibu Boats, Inc., Class A..........................   273,234  11,371,999
#    Marine Products Corp.................................   184,455   2,798,182
#*   MarineMax, Inc.......................................   254,639   4,402,708
#    Marriott Vacations Worldwide Corp....................   410,789  43,391,642
*    MasterCraft Boat Holdings, Inc.......................   260,000   6,432,400
     MDC Holdings, Inc....................................   491,440  15,018,406
>>   Media General, Inc. Contingent Value Rights..........   298,450      11,699
*    Meritage Homes Corp..................................   317,248  16,227,235
#*   Michaels Cos., Inc. (The)............................ 1,588,127  17,850,548
*    Modine Manufacturing Co..............................   473,725   7,006,393
*    Monarch Casino & Resort, Inc.........................    25,809   1,101,786
#    Monro, Inc...........................................   320,697  26,884,030
#*   Motorcar Parts of America, Inc.......................   293,515   6,064,020
     Movado Group, Inc....................................   151,069   5,385,610
#*   Murphy USA, Inc......................................   413,646  35,354,324
     Nathan's Famous, Inc.................................    67,969   4,693,260
#*   National Vision Holdings, Inc........................   154,517   4,171,959
*    Nautilus, Inc........................................   631,870   3,380,505
#*   New Home Co., Inc. (The).............................   194,914     898,554
#*   Noodles & Co.........................................   230,482   1,647,946
#    Office Depot, Inc.................................... 3,463,747   8,312,993
#*   Overstock.com, Inc...................................   155,011   2,043,045
#    Oxford Industries, Inc...............................   187,584  15,580,727
     P&F Industries, Inc., Class A........................    10,000      82,450
#    Papa John's International, Inc.......................   462,190  23,645,640
#*   Papa Murphy's Holdings, Inc..........................     2,180      14,105

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Party City Holdco, Inc...............................   238,883 $ 1,600,516
    Peak Resorts, Inc....................................     3,001      13,174
#*  Penn National Gaming, Inc............................   316,350   6,855,305
#   Penske Automotive Group, Inc.........................   493,741  22,672,587
#   PetMed Express, Inc..................................   341,269   7,456,728
#*  Pier 1 Imports, Inc.................................. 3,100,251   2,811,618
#*  Planet Fitness, Inc., Class A........................   530,292  40,143,104
*   Playa Hotels & Resorts NV............................    35,272     282,176
*   PlayAGS, Inc.........................................     3,406      82,153
#*  Potbelly Corp........................................   373,922   3,327,906
#*  Quotient Technology Inc..............................    80,376     746,693
    RCI Hospitality Holdings, Inc........................    88,481   2,014,712
*   Red Lion Hotels Corp.................................   235,727   1,866,958
#*  Red Robin Gourmet Burgers, Inc.......................   111,462   3,570,128
#   Red Rock Resorts, Inc., Class A......................   111,461   3,007,218
#*  Regis Corp...........................................   434,938   8,142,039
#*  Rent-A-Center, Inc...................................   138,148   3,444,030
#*  RH...................................................    83,063   8,863,653
    Rocky Brands, Inc....................................    87,813   2,240,110
#   RTW RetailWinds, Inc.................................   711,123   1,649,805
*   Rubicon Project, Inc. (The)..........................   670,608   4,285,185
#   Ruth's Hospitality Group, Inc........................   572,030  14,861,339
#*  Sally Beauty Holdings, Inc........................... 1,221,615  21,622,586
#*  Scientific Games Corp., Class A......................   302,456   6,995,807
#*  SeaWorld Entertainment, Inc..........................   415,193  11,052,438
#*  Sequential Brands Group, Inc.........................    12,777      11,878
#*  Shake Shack, Inc., Class A...........................   245,949  15,076,674
*   Shiloh Industries, Inc...............................   330,105   1,888,201
#   Shoe Carnival, Inc...................................   146,149   5,211,673
#*  Shutterfly, Inc......................................   379,637  16,639,490
#   Shutterstock, Inc....................................   224,113   9,065,371
#   Signet Jewelers, Ltd.................................   636,023  14,743,013
    Six Flags Entertainment Corp.........................   176,903   9,391,780
*   Skechers U.S.A., Inc., Class A.......................       985      31,185
    Skyline Champion Corp................................   175,764   3,710,378
#*  Sleep Number Corp....................................   471,600  16,411,680
#   Sonic Automotive, Inc., Class A......................   421,706   8,531,112
#*  Sotheby's............................................   641,353  27,052,270
    Speedway Motorsports, Inc............................   309,710   5,683,179
#*  Sportsman's Warehouse Holdings, Inc..................   385,025   1,717,212
#   Stage Stores, Inc....................................     5,215       5,424
#*  Stamps.com, Inc......................................   127,453  10,935,467
    Standard Motor Products, Inc.........................   253,587  12,671,742
#*  Stein Mart, Inc......................................    37,749      34,854
    Steven Madden, Ltd...................................   953,272  34,651,437
#*  Stitch Fix, Inc., Class A............................    30,801     820,847
#*  Stoneridge, Inc......................................   517,026  16,250,127
#   Strategic Education, Inc.............................   216,798  31,077,993
#   Strattec Security Corp...............................    29,906     905,853
    Superior Group of Cos, Inc...........................   135,083   2,261,289
#   Superior Industries International, Inc...............   374,329   1,852,929
*   Sypris Solutions, Inc................................   272,480     272,480
#   Tailored Brands, Inc.................................   444,312   3,621,143
*   Tandy Leather Factory, Inc...........................    84,087     497,795
#*  Taylor Morrison Home Corp., Class A.................. 1,304,164  25,248,615
#*  Tempur Sealy International, Inc......................   444,406  27,286,528
    Tenneco, Inc., Class A...............................   509,691  11,172,427
#   Texas Roadhouse, Inc.................................   302,547  16,340,564
#   Thor Industries, Inc.................................   218,976  14,423,949

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES       VALUE+
                                                          --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Tile Shop Holdings, Inc..............................   525,914 $    2,555,942
    Tilly's, Inc., Class A...............................   346,592      4,075,922
*   TopBuild Corp........................................   357,071     25,434,167
    Tower International, Inc.............................   326,036      7,609,680
*   Town Sports International Holdings, Inc..............   310,541      1,127,264
*   Trans World Entertainment Corp.......................    11,991          4,318
#*  TravelCenters of America LLC.........................   216,508        868,197
#*  TRI Pointe Group, Inc................................ 1,802,920     23,528,106
#*  Tuesday Morning Corp.................................   153,624        345,654
    Tupperware Brands Corp...............................   460,185     10,952,403
#*  Turtle Beach Corp....................................   127,684      1,307,484
#*  Unifi, Inc...........................................   175,909      3,553,362
    Unique Fabricating, Inc..............................       993          3,379
#*  Universal Electronics, Inc...........................   191,225      7,276,111
*   Universal Technical Institute, Inc...................   129,636        439,466
#*  Urban Outfitters, Inc................................   770,507     22,907,173
#*  US Auto Parts Network, Inc...........................   243,620        243,620
    Veoneer, Inc.........................................    18,158        400,747
*   Vera Bradley, Inc....................................   377,836      4,639,826
#*  Vince Holding Corp...................................    21,341        288,104
#*  Vista Outdoor, Inc...................................   427,674      3,690,827
#*  Visteon Corp.........................................   283,116     18,691,318
#*  Vitamin Shoppe, Inc..................................   331,275      2,080,407
*   VOXX International Corp..............................   401,502      1,750,549
#*  Vuzix Corp...........................................    12,574         29,800
#*  Weight Watchers International, Inc...................   263,542      5,381,528
#   Wendy's Co. (The).................................... 1,515,754     28,208,182
#   Weyco Group, Inc.....................................    80,153      2,750,049
#*  William Lyon Homes, Class A..........................   722,596     12,182,969
#   Wingstop, Inc........................................   295,241     22,222,790
    Winmark Corp.........................................    42,721      7,884,161
#   Winnebago Industries, Inc............................   390,818     13,823,233
    Wolverine World Wide, Inc............................ 1,157,045     42,590,827
    Wyndham Destinations, Inc............................   184,304      8,028,282
#*  ZAGG, Inc............................................   695,202      5,728,465
#   Zovio, Inc...........................................   683,201      4,112,870
#*  Zumiez, Inc..........................................   291,362      7,758,970
                                                                    --------------
TOTAL CONSUMER DISCRETIONARY.............................            2,632,936,060
                                                                    --------------
CONSUMER STAPLES -- (3.8%)
#*  22nd Century Group, Inc..............................    63,685        139,470
#   Alico, Inc...........................................    45,307      1,258,628
    Andersons, Inc. (The)................................   269,647      8,817,457
#*  Arcadia Biosciences, Inc.............................    20,542        123,457
    Avon Products, Inc................................... 3,227,882     10,264,665
#   B&G Foods, Inc.......................................   612,673     15,929,498
#*  BJ's Wholesale Club Holdings, Inc....................   291,353      8,259,858
#*  Boston Beer Co., Inc. (The), Class A.................    96,755     29,995,018
#*  Bridgford Foods Corp.................................    17,369        486,332
#   Calavo Growers, Inc..................................   182,555     17,490,595
#   Cal-Maine Foods, Inc.................................   413,323     16,991,708
#   Casey's General Stores, Inc..........................    71,766      9,498,230
#*  Central Garden & Pet Co..............................   113,866      3,072,105
*   Central Garden & Pet Co., Class A....................   370,076      9,059,460
#*  Chefs' Warehouse, Inc. (The).........................   350,235     11,445,680
#   Coca-Cola Consolidated, Inc..........................    70,181     22,810,930
#*  Coffee Holding Co., Inc..............................    34,601        176,119
#*  Craft Brew Alliance, Inc.............................   393,753      5,555,855
*   Darling Ingredients, Inc............................. 1,790,986     39,061,405

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES      VALUE+
                                                          --------- ------------
CONSUMER STAPLES -- (Continued)
#   Dean Foods Co........................................   616,001 $  1,047,202
#*  Edgewell Personal Care Co............................   540,560   22,287,289
#*  elf Beauty Inc.......................................    40,240      514,670
#   Energizer Holdings, Inc..............................   569,884   27,291,745
#*  Farmer Brothers Co...................................   258,452    5,210,392
#   Flowers Foods, Inc...................................   148,884    3,236,738
#   Fresh Del Monte Produce, Inc.........................   425,415   12,553,997
#*  Hostess Brands, Inc..................................   589,777    7,903,012
#   Ingles Markets, Inc., Class A........................   136,407    3,744,372
    Inter Parfums, Inc...................................   317,572   23,020,794
#   J&J Snack Foods Corp.................................   186,187   29,264,873
#   John B. Sanfilippo & Son, Inc........................   183,685   13,245,525
#   Lancaster Colony Corp................................   175,231   26,058,602
#*  Landec Corp..........................................   281,018    2,953,499
*   Lifevantage Corp.....................................   212,031    2,412,913
*   Lifeway Foods, Inc...................................     4,241        8,864
#   Limoneira Co.........................................   207,441    4,737,952
#   Mannatech, Inc.......................................     8,053      144,632
#   Medifast, Inc........................................   209,321   30,705,297
#   MGP Ingredients, Inc.................................   199,256   17,508,625
#   National Beverage Corp...............................   108,219    6,060,264
*   Natural Alternatives International, Inc..............    56,385      733,569
#*  Natural Grocers by Vitamin Cottage, Inc..............   272,883    3,378,292
#   Natural Health Trends Corp...........................    17,580      203,225
*   Nature's Sunshine Products, Inc......................    77,429      696,861
    Nu Skin Enterprises, Inc., Class A...................   396,161   20,152,710
    Oil-Dri Corp. of America.............................    51,516    1,638,724
*   Performance Food Group Co............................   470,097   19,250,472
*   Pilgrim's Pride Corp.................................    40,086    1,078,714
#   PriceSmart, Inc......................................   288,589   17,260,508
#*  Primo Water Corp.....................................   477,889    7,526,752
#*  Pyxus International, Inc.............................   130,211    2,972,717
#*  Revlon, Inc., Class A................................   195,275    4,169,121
#*  RiceBran Technologies................................    92,809      279,355
#*  Rite Aid Corp........................................    76,257      698,513
    Rocky Mountain Chocolate Factory, Inc................    37,409      368,292
#   Sanderson Farms, Inc.................................   317,453   48,135,398
#   Seaboard Corp........................................     1,587    7,134,485
#*  Seneca Foods Corp., Class A..........................    68,636    1,698,741
*   Seneca Foods Corp., Class B..........................     2,794       68,257
*   Simply Good Foods Co. (The)..........................    72,669    1,632,146
#*  Smart & Final Stores, Inc............................   837,515    5,468,973
    SpartanNash Co.......................................   374,010    6,047,742
#   Spectrum Brands Holdings, Inc........................   233,946   14,404,055
#*  Sprouts Farmers Market, Inc.......................... 1,067,761   22,871,441
*   Tofutti Brands, Inc..................................     8,340       15,763
#   Tootsie Roll Industries, Inc.........................   202,519    7,863,813
#*  TreeHouse Foods, Inc.................................   552,881   37,031,969
#   Turning Point Brands, Inc............................   185,065    7,915,230
#*  United Natural Foods, Inc............................   529,413    6,840,016
    United-Guardian, Inc.................................    19,179      364,593
    Universal Corp.......................................   238,233   12,831,229
#*  USANA Health Sciences, Inc...........................   206,727   17,253,435
#   Vector Group, Ltd.................................... 1,596,728   15,216,818
#   Village Super Market, Inc., Class A..................    98,731    2,900,717
#   WD-40 Co.............................................   171,694   28,887,515
#   Weis Markets, Inc....................................   167,156    7,028,910
                                                                    ------------
TOTAL CONSUMER STAPLES...................................            782,366,798
                                                                    ------------

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
ENERGY -- (4.7%)
*   Abraxas Petroleum Corp............................... 2,839,242 $ 3,918,154
    Adams Resources & Energy, Inc........................    23,918     864,636
#*  Alta Mesa Resources, Inc., Class A...................   273,744      60,224
#*  Apergy Corp..........................................   430,504  17,086,704
#*  Approach Resources, Inc..............................     6,605       2,258
#   Arch Coal, Inc., Class A.............................   250,601  24,303,285
    Archrock, Inc........................................   755,842   7,641,563
*   Ardmore Shipping Corp................................   211,786   1,478,266
#*  Aspen Aerogels, Inc..................................     7,990      32,679
*   Barnwell Industries, Inc.............................    32,713      43,528
#*  Basic Energy Services, Inc...........................   344,848     869,017
#*  Bonanza Creek Energy, Inc............................   292,076   7,030,269
#*  Bristow Group, Inc...................................   636,552     321,459
#*  C&J Energy Services, Inc.............................    59,767     839,726
#*  Cactus, Inc., Class A................................   288,497  10,472,441
#*  California Resources Corp............................   301,492   6,355,451
#*  Callon Petroleum Co.................................. 2,413,562  18,125,851
#*  Carrizo Oil & Gas, Inc...............................   955,710  12,252,202
#*  Centennial Resource Development, Inc., Class A.......   310,350   3,267,985
#*  Chaparral Energy, Inc., Class A......................    14,866     103,467
#*  Chesapeake Energy Corp............................... 3,565,313  10,375,061
*   Clean Energy Fuels Corp.............................. 1,627,793   5,111,270
#*  Cloud Peak Energy, Inc...............................   376,049      22,751
*   CNX Resources Corp................................... 2,496,474  22,368,407
*   CONSOL Energy, Inc...................................   163,592   5,545,769
#*  Contango Oil & Gas Co................................   385,501   1,164,213
*   Contura Energy, Inc..................................     3,238     182,461
    Core Laboratories NV.................................   106,976   6,781,209
#*  Covia Holdings Corp..................................     1,475       7,095
#   CVR Energy, Inc......................................   403,292  18,394,148
*   Dawson Geophysical Co................................   240,807     674,260
#   Delek US Holdings, Inc...............................   850,960  31,536,578
#*  Denbury Resources, Inc............................... 4,291,473   9,569,985
#   DHT Holdings, Inc.................................... 1,524,657   8,126,422
#*  Diamond Offshore Drilling, Inc.......................   357,508   3,471,403
#   DMC Global, Inc......................................   195,945  13,578,988
*   Dorian LPG, Ltd......................................   375,658   3,012,777
#*  Dril-Quip, Inc.......................................   467,253  20,353,541
#*  Earthstone Energy, Inc., Class A.....................   281,036   1,882,941
#   Ensco Rowan P.L.C., Class A.......................... 2,057,323  28,740,802
#*  EP Energy Corp., Class A.............................    22,686       6,452
#*  Era Group, Inc.......................................   378,036   3,644,267
    Evolution Petroleum Corp.............................   425,739   2,992,945
*   Exterran Corp........................................   297,774   4,234,346
#*  Extraction Oil & Gas, Inc............................   748,748   3,519,116
#*  Forum Energy Technologies, Inc....................... 1,261,381   7,543,058
#*  Frank's International NV.............................   292,844   1,710,209
    GasLog, Ltd..........................................   590,389   9,227,780
*   Geospace Technologies Corp...........................   134,914   1,814,593
#*  Gevo, Inc............................................    21,653      46,987
*   Goodrich Petroleum Corp..............................    17,910     245,188
#   Green Plains, Inc....................................   419,250   7,282,372
*   Gulf Island Fabrication, Inc.........................   347,122   2,985,249
#*  Gulfport Energy Corp................................. 5,282,380  34,599,589
#*  Halcon Resources Corp................................ 2,516,886   3,271,952
    Hallador Energy Co...................................   140,767     726,358
*   Helix Energy Solutions Group, Inc.................... 1,801,087  14,084,500
#*  HighPoint Resources Corp............................. 1,650,393   4,522,077
#*  Hornbeck Offshore Services, Inc......................     2,380       3,094

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
ENERGY -- (Continued)
*   Independence Contract Drilling, Inc..................   135,966 $   384,784
*   International Seaways, Inc...........................   296,016   5,275,005
#*  ION Geophysical Corp.................................   132,043   1,688,830
#*  Jagged Peak Energy, Inc..............................   190,004   2,008,342
*   Keane Group, Inc.....................................   550,129   5,770,853
#*  Key Energy Services, Inc.............................    38,616     161,415
#*  KLX Energy Services Holdings, Inc....................   235,096   6,594,443
#   Kosmos Energy, Ltd................................... 3,743,995  25,047,327
#*  Laredo Petroleum, Inc................................ 1,447,347   4,370,988
#   Liberty Oilfield Services, Inc., Class A.............     6,338      94,500
*   Lonestar Resources US, Inc., Class A.................   152,354     606,369
#   Mammoth Energy Services, Inc.........................    54,579     850,887
#*  Matador Resources Co................................. 1,179,055  23,215,593
*   Matrix Service Co....................................   461,514   9,050,290
#*  McDermott International, Inc......................... 1,843,148  14,911,067
*   Midstates Petroleum Co., Inc.........................   164,024   2,094,586
*   Mitcham Industries, Inc..............................   147,806     551,316
#   Montage Resources Corp...............................     1,787      19,871
#   Nabors Industries, Ltd............................... 4,959,987  17,359,954
    NACCO Industries, Inc., Class A......................    56,082   2,293,193
*   Natural Gas Services Group, Inc......................   103,619   1,665,157
#*  NCS Multistage Holdings, Inc.........................    57,085     226,627
#*  Newpark Resources, Inc............................... 1,295,007   9,453,551
*   Nine Energy Service, Inc.............................    19,773     398,030
#*  Noble Corp. P.L.C.................................... 2,881,916   7,579,439
    Nordic American Tankers, Ltd.........................    20,659      44,210
#*  Northern Oil and Gas, Inc............................ 1,403,778   3,720,012
#*  Oasis Petroleum, Inc................................. 3,014,758  18,390,024
#*  Oceaneering International, Inc....................... 2,063,021  39,610,003
#*  Oil States International, Inc........................   581,931  11,242,907
#*  Overseas Shipholding Group, Inc., Class A............   334,338     608,495
#*  Pacific Ethanol, Inc................................. 1,357,362   1,479,525
    Panhandle Oil and Gas, Inc., Class A.................   186,082   2,791,230
#*  Par Pacific Holdings, Inc............................   227,089   4,437,319
#   Parker Drilling Co...................................       123       2,414
    Patterson-UTI Energy, Inc............................ 1,310,044  17,803,498
    PBF Energy, Inc., Class A............................   573,219  19,248,694
#*  PDC Energy, Inc......................................   817,695  35,561,556
    Peabody Energy Corp..................................   109,686   3,155,666
#*  Penn Virginia Corp...................................   105,088   4,718,451
*   Pioneer Energy Services Corp.........................   848,020   1,475,555
#*  Profire Energy, Inc..................................    29,217      46,163
#*  ProPetro Holding Corp................................   416,814   9,224,094
*   QEP Resources, Inc................................... 2,475,390  18,614,933
#   Range Resources Corp................................. 1,887,365  17,061,780
#*  Renewable Energy Group, Inc..........................   543,380  13,106,326
#*  REX American Resources Corp..........................    52,182   4,409,901
*   RigNet, Inc..........................................    65,871     618,529
#*  Ring Energy, Inc.....................................   645,847   3,345,487
#   RPC, Inc.............................................   423,331   4,356,076
    SAExploration Holdings, Inc..........................     4,757      16,364
#*  Sanchez Energy Corp..................................   166,746      19,176
*   SandRidge Energy, Inc................................   171,180   1,431,065
#   Scorpio Tankers, Inc.................................   302,474   7,797,780
*   SEACOR Holdings, Inc.................................   168,750   7,516,125
#*  SEACOR Marine Holdings, Inc..........................   223,246   3,031,681
#*  Select Energy Services, Inc., Class A................   168,591   1,942,168
#   SemGroup Corp., Class A..............................   618,100   8,072,386
#   Ship Finance International, Ltd......................   527,035   6,724,967

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES      VALUE+
                                                          --------- ------------
ENERGY -- (Continued)
#*  SilverBow Resources, Inc.............................    23,858 $    432,784
#   SM Energy Co......................................... 1,321,656   21,053,980
#*  Smart Sand, Inc......................................    66,693      262,103
#   Solaris Oilfield Infrastructure, Inc., Class A.......   344,201    5,847,975
#*  Southwestern Energy Co............................... 6,017,986   23,771,045
#*  SRC Energy, Inc...................................... 3,316,843   20,398,584
#*  Superior Drilling Products, Inc......................    45,377       45,377
#*  Superior Energy Services, Inc........................ 2,024,335    7,267,363
#*  Talos Energy, Inc....................................   178,212    5,292,896
#   Teekay Corp..........................................     8,100       33,696
    Teekay Tankers, Ltd., Class A........................    10,432       11,371
#*  TETRA Technologies, Inc.............................. 1,748,215    4,160,752
#*  Tidewater, Inc.......................................    44,492    1,001,070
#*  Ultra Petroleum Corp.................................   454,239      190,962
#*  Unit Corp............................................   637,713    8,647,388
#   US Silica Holdings, Inc..............................   409,309    6,475,268
*   VAALCO Energy, Inc...................................   287,197      663,425
#*  W&T Offshore, Inc.................................... 1,768,026   11,280,006
#*  Whiting Petroleum Corp...............................   904,281   24,768,257
    World Fuel Services Corp.............................   485,509   14,977,953
                                                                    ------------
TOTAL ENERGY.............................................            978,308,610
                                                                    ------------
FINANCIALS -- (16.9%)
#   1st Constitution Bancorp.............................     9,649      181,208
    1st Source Corp......................................   226,448   10,604,560
    ACNB Corp............................................     9,695      367,150
*   Allegiance Bancshares, Inc...........................    61,600    2,129,512
*   A-Mark Precious Metals, Inc..........................    78,014      878,438
#*  Ambac Financial Group, Inc...........................   307,586    5,751,858
    American Equity Investment Life Holding Co...........   891,910   26,231,073
    American National Bankshares, Inc....................    64,531    2,440,562
    American National Insurance Co.......................    67,544    7,652,060
    American River Bankshares............................     8,888      113,855
#   Ameris Bancorp.......................................   425,397   15,509,975
    AMERISAFE, Inc.......................................   232,476   13,767,229
    AmeriServ Financial, Inc.............................   279,750    1,155,368
    Argo Group International Holdings, Ltd...............   232,014   18,113,333
    Arrow Financial Corp.................................   143,541    4,830,155
    Artisan Partners Asset Management, Inc., Class A.....   518,588   14,696,784
#*  Ashford, Inc.........................................    11,980      663,692
    Associated Banc-Corp................................. 1,325,599   30,077,841
    Assured Guaranty, Ltd................................   104,906    5,004,016
*   Asta Funding, Inc....................................     5,727       26,716
    Atlantic American Corp...............................    20,640       50,774
*   Atlantic Capital Bancshares, Inc.....................   173,974    3,034,107
*   Atlanticus Holdings Corp.............................    73,372      257,536
#*  Atlas Financial Holdings, Inc........................   143,244      183,352
#   Auburn National Bancorporation, Inc..................     2,786       99,655
#*  Axos Financial, Inc..................................   544,689   17,822,224
#   Banc of California, Inc..............................   499,187    7,243,203
    BancFirst Corp.......................................   212,251   11,970,956
*   Bancorp, Inc. (The)..................................   757,423    7,733,289
#   BancorpSouth Bank.................................... 1,522,695   46,411,744
    Bank of Commerce Holdings............................    55,701      602,685
#   Bank of Hawaii Corp..................................   381,026   31,388,922
    Bank of Marin Bancorp................................   101,855    4,313,559
    Bank of NT Butterfield & Son, Ltd. (The).............   107,571    4,304,991
#   Bank of South Carolina Corp..........................       508        9,906
    Bank OZK.............................................   242,200    7,907,830

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
FINANCIALS -- (Continued)
    BankFinancial Corp...................................   134,611 $ 2,020,511
    BankUnited, Inc......................................   161,435   5,905,292
#   Bankwell Financial Group, Inc........................    10,350     315,572
    Banner Corp..........................................   349,465  18,528,634
    Bar Harbor Bankshares................................    85,302   2,241,737
*   Baycom Corp..........................................    17,267     398,004
    BCB Bancorp, Inc.....................................    65,500     865,910
*   Berkshire Bancorp, Inc...............................     9,100     119,802
#   Berkshire Hills Bancorp, Inc.........................   401,057  12,027,699
#   BGC Partners, Inc., Class A..........................   235,689   1,272,721
*   Blucora, Inc.........................................   304,434  10,655,190
#   Blue Capital Reinsurance Holdings, Ltd...............    49,976     371,821
    Boston Private Financial Holdings, Inc............... 1,159,452  13,275,725
    Bridge Bancorp, Inc..................................   152,612   4,729,446
*   Brighthouse Financial, Inc...........................    10,116     422,748
    BrightSphere Investment Group P.L.C..................   590,044   8,650,045
#   Brookline Bancorp, Inc...............................   788,437  11,865,977
    Bryn Mawr Bank Corp..................................   209,704   7,987,625
    C&F Financial Corp...................................    17,291     838,614
#   Cadence BanCorp......................................   609,389  13,863,600
#   California First National Bancorp....................    12,327     189,528
#   Cambridge Bancorp....................................     6,850     574,373
    Camden National Corp.................................   166,984   7,343,956
*   Cannae Holdings, Inc.................................   109,730   2,816,769
    Capital City Bank Group, Inc.........................   102,271   2,346,097
#   Capitol Federal Financial, Inc....................... 1,902,005  26,247,669
    Capstar Financial Holdings, Inc......................    48,405     749,793
    Carolina Financial Corp..............................   115,647   4,173,700
#   Cathay General Bancorp............................... 1,469,974  54,080,343
#   CBTX, Inc............................................     2,823      89,489
    CenterState Banks Corp...............................   816,866  20,160,253
    Central Pacific Financial Corp.......................   276,220   8,289,362
    Central Valley Community Bancorp.....................    30,193     617,749
    Century Bancorp, Inc., Class A.......................    22,009   2,017,565
#   Chemical Financial Corp..............................   622,548  27,348,534
    Chemung Financial Corp...............................     4,210     199,470
    Citizens & Northern Corp.............................    56,529   1,602,597
#   Citizens Community Bancorp, Inc......................     2,440      28,694
#   Citizens First Corp..................................       400      10,080
    Citizens Holding Co..................................     2,717      58,470
#*  Citizens, Inc........................................   201,927   1,365,027
#   City Holding Co......................................   150,502  11,946,849
    Civista Bancshares, Inc..............................    33,069     727,518
    CNB Financial Corp...................................   109,468   3,117,649
    CNO Financial Group, Inc.............................   862,479  14,274,027
    Codorus Valley Bancorp, Inc..........................    15,635     330,837
#   Cohen & Steers, Inc..................................   354,658  17,786,099
    Colony Bankcorp, Inc.................................    13,230     226,365
    Columbia Banking System, Inc......................... 1,046,459  39,284,071
#   Community Bank System, Inc...........................   620,520  41,239,759
    Community Bankers Trust Corp.........................   113,174     891,811
    Community Trust Bancorp, Inc.........................   184,683   7,802,857
    Community West Bancshares............................     6,650      67,764
    ConnectOne Bancorp, Inc..............................   334,612   7,304,580
#*  Consumer Portfolio Services, Inc.....................   225,695     794,446
#*  Cowen, Inc...........................................   145,583   2,438,515
#   Crawford & Co., Class A..............................   246,053   2,214,477
    Crawford & Co., Class B..............................   194,128   1,712,209
#*  Curo Group Holdings Corp.............................    54,932     731,694

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
FINANCIALS -- (Continued)
#*  Customers Bancorp, Inc...............................   375,988 $ 8,516,128
#   CVB Financial Corp................................... 1,347,879  29,248,974
    Diamond Hill Investment Group, Inc...................    42,859   6,192,268
#   Dime Community Bancshares, Inc.......................   410,146   8,264,442
    Donegal Group, Inc., Class A.........................   257,706   3,479,031
    Donegal Group, Inc., Class B.........................     5,267      61,887
#*  Donnelley Financial Solutions, Inc...................   764,791  11,708,950
    Eagle Bancorp Montana, Inc...........................       225       3,825
#*  Eagle Bancorp, Inc...................................   346,646  19,155,658
#   Eaton Vance Corp.....................................    53,596   2,227,986
*   eHealth, Inc.........................................   253,128  15,374,995
#*  Elevate Credit, Inc..................................   100,832     451,727
    EMC Insurance Group, Inc.............................   131,516   4,222,979
    Employers Holdings, Inc..............................   345,613  14,833,710
#*  Encore Capital Group, Inc............................   307,447   8,688,452
*   Enova International, Inc.............................   475,837  13,052,209
*   Enstar Group, Ltd....................................    62,386  11,058,542
*   Entegra Financial Corp...............................    25,443     750,569
    Enterprise Bancorp, Inc..............................    29,381     932,259
    Enterprise Financial Services Corp...................   247,199  10,515,845
#*  Equity Bancshares, Inc., Class A.....................    98,524   2,587,240
    ESSA Bancorp, Inc....................................    49,020     750,496
*   Essent Group, Ltd....................................   514,960  24,434,852
    Evans Bancorp, Inc...................................    18,419     676,714
    Evercore, Inc., Class A..............................   341,029  33,226,455
#*  EZCORP, Inc., Class A................................   556,660   6,050,894
#   Farmers & Merchants Bancorp, Inc.....................     3,963     125,786
    Farmers National Banc Corp...........................   132,766   1,910,503
#   FB Financial Corp....................................    23,096     848,547
    FBL Financial Group, Inc., Class A...................   160,430  10,022,062
    Federal Agricultural Mortgage Corp., Class A.........     2,089     148,110
    Federal Agricultural Mortgage Corp., Class C.........    91,681   7,011,763
#   Federated Investors, Inc., Class B................... 1,156,752  35,546,989
    FedNat Holding Co....................................   162,898   2,650,350
    Fidelity Southern Corp...............................   333,768   9,715,986
    Fifth Third Bancorp..................................   854,833  24,636,287
    Financial Institutions, Inc..........................   171,332   4,711,630
*   First Acceptance Corp................................    13,967      16,760
    First Bancorp........................................   292,148  11,075,331
    First BanCorp........................................ 1,917,483  21,667,558
    First Bancorp, Inc...................................    82,435   2,210,082
    First Bancshares, Inc. (The).........................    28,716     886,750
    First Bank...........................................    27,182     310,147
    First Busey Corp.....................................   465,864  12,037,926
    First Business Financial Services, Inc...............    39,255     904,043
    First Choice Bancorp.................................    23,450     498,547
    First Commonwealth Financial Corp....................   986,894  13,431,627
    First Community Bancshares, Inc......................   177,030   6,153,563
#   First Community Corp.................................     1,276      23,976
    First Defiance Financial Corp........................   191,525   5,651,903
    First Financial Bancorp.............................. 1,063,012  26,681,601
#   First Financial Bankshares, Inc......................   482,457  29,680,755
    First Financial Corp.................................    50,310   2,071,263
    First Financial Northwest, Inc.......................    89,174   1,491,881
    First Foundation, Inc................................   326,812   4,643,999
    First Hawaiian, Inc..................................   166,448   4,602,287
    First Internet Bancorp...............................    75,103   1,644,005
    First Interstate BancSystem, Inc., Class A...........   446,228  18,857,595
    First Merchants Corp.................................   535,426  19,634,071

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
FINANCIALS -- (Continued)
    First Mid Bancshares, Inc............................    29,846 $ 1,029,389
    First Midwest Bancorp, Inc........................... 1,262,990  27,116,395
    First Northwest Bancorp..............................    40,629     661,440
    First of Long Island Corp. (The).....................   230,228   5,357,406
    First United Corp....................................    18,944     358,420
    First US Bancshares, Inc.............................       878       8,802
    FirstCash, Inc.......................................   625,879  61,135,861
#   Flagstar Bancorp, Inc................................   468,513  16,749,340
    Flushing Financial Corp..............................   297,854   6,731,500
#   FNB Corp.............................................   553,278   6,711,262
#   Franklin Financial Network, Inc......................   184,618   5,104,688
    FS Bancorp, Inc......................................    16,258     840,376
#   Fulton Financial Corp................................ 2,086,869  35,998,490
#   GAIN Capital Holdings, Inc...........................   352,767   1,859,082
    GAMCO Investors, Inc., Class A.......................   105,928   2,296,519
*   Genworth Financial, Inc., Class A....................   673,113   2,551,098
#   German American Bancorp, Inc.........................   218,815   6,531,628
#   Glacier Bancorp, Inc.................................   932,686  39,723,097
    Global Indemnity, Ltd................................    70,732   2,178,546
#   Goosehead Insurance, Inc., Class A...................     2,000      60,940
#*  Great Elm Capital Group, Inc.........................     1,125       4,809
    Great Southern Bancorp, Inc..........................   149,862   8,684,503
    Great Western Bancorp, Inc...........................   441,143  15,514,999
*   Green Dot Corp., Class A.............................   572,524  36,509,855
#   Greenhill & Co., Inc.................................   289,502   5,995,586
#*  Greenlight Capital Re, Ltd., Class A.................   643,985   7,714,940
    Guaranty Bancshares, Inc.............................    11,795     331,086
    Guaranty Federal Bancshares, Inc.....................     2,898      65,843
*   Hallmark Financial Services, Inc.....................   166,766   1,914,474
#   Hamilton Lane, Inc., Class A.........................   112,714   5,507,206
    Hancock Whitney Corp.................................   417,341  18,254,495
    Hanmi Financial Corp.................................   457,753  10,857,901
    Hanover Insurance Group, Inc. (The)..................     8,870   1,069,811
#*  HarborOne Bancorp, Inc...............................    57,776   1,081,567
    Hawthorn Bancshares, Inc.............................       881      20,712
#   HCI Group, Inc.......................................   211,306   9,005,862
#*  Health Insurance Innovations, Inc., Class A..........    55,557   1,295,589
#   Heartland Financial USA, Inc.........................   252,545  11,339,270
    Heritage Commerce Corp...............................   581,814   7,284,311
#   Heritage Financial Corp..............................   293,456   8,882,913
    Heritage Insurance Holdings, Inc.....................   108,372   1,478,194
    Hilltop Holdings, Inc................................ 1,076,042  22,629,163
    Hingham Institution for Savings......................     9,541   1,765,180
*   HMN Financial, Inc...................................    31,110     689,087
    Home Bancorp, Inc....................................    10,976     402,161
#   Home BancShares, Inc................................. 1,269,536  24,362,396
*   HomeStreet, Inc......................................   313,487   8,821,524
    HomeTrust Bancshares, Inc............................    51,389   1,303,225
#   Hope Bancorp, Inc.................................... 1,828,797  25,712,886
    HopFed Bancorp, Inc..................................     7,872     153,819
#   Horace Mann Educators Corp...........................   342,951  13,231,050
    Horizon Bancorp, Inc.................................   367,968   5,986,839
    Houlihan Lokey, Inc..................................   231,005  11,393,167
#*  Howard Bancorp, Inc..................................    41,587     625,053
    IBERIABANK Corp......................................   135,446  10,767,957
#*  Impac Mortgage Holdings, Inc.........................     1,594       5,483
    Independence Holding Co..............................     5,529     211,650
#   Independent Bank Corp................................   317,217  25,450,320
    Independent Bank Corp................................    26,958     580,406

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
FINANCIALS -- (Continued)
#   Independent Bank Group, Inc..........................   272,337 $15,523,209
#   Interactive Brokers Group, Inc., Class A.............   368,463  19,985,433
    International Bancshares Corp........................   736,605  30,547,009
*   INTL. FCStone, Inc...................................   194,400   7,884,864
    Investar Holding Corp................................     1,068      24,863
    Investors Bancorp, Inc...............................   427,172   5,019,271
    Investors Title Co...................................    14,180   2,395,286
    James River Group Holdings, Ltd......................   179,906   7,595,631
#   Janus Henderson Group P.L.C..........................    61,289   1,536,515
#   Kearny Financial Corp................................   826,796  11,575,144
#   Kemper Corp..........................................   522,796  46,988,904
    Kentucky First Federal Bancorp.......................    11,174      85,313
    Kingstone Cos., Inc..................................   117,560   1,364,872
#   Kinsale Capital Group, Inc...........................    38,199   2,773,247
    Ladenburg Thalmann Financial Services, Inc........... 1,020,620   3,745,675
#   Lake Shore Bancorp, Inc..............................       537       8,082
    Lakeland Bancorp, Inc................................   486,863   8,062,451
    Lakeland Financial Corp..............................   266,440  12,722,510
    Landmark Bancorp, Inc................................     6,086     150,811
#   LegacyTexas Financial Group, Inc.....................   601,585  24,111,527
    Legg Mason, Inc......................................   457,541  15,304,746
#*  LendingClub Corp..................................... 3,415,869  10,862,463
#*  LendingTree, Inc.....................................   111,496  42,905,891
*   Limestone Bancorp, Inc...............................       780      11,918
#   Live Oak Bancshares, Inc.............................   126,875   2,216,506
    Luther Burbank Corp..................................     3,438      36,202
    Macatawa Bank Corp...................................   339,793   3,506,664
    Mackinac Financial Corp..............................    47,310     742,294
*   Magyar Bancorp, Inc..................................     1,800      21,735
    Maiden Holdings, Ltd................................. 2,430,950   1,588,626
#*  Malvern Bancorp, Inc.................................     5,436     115,189
    Manning & Napier, Inc................................    37,623      77,127
    Marlin Business Services Corp........................   138,317   3,013,927
#*  MBIA, Inc............................................   916,934   8,866,752
    MBT Financial Corp...................................   171,951   1,726,388
#   Medley Management, Inc., Class A.....................     2,000       5,860
    Mercantile Bank Corp.................................   150,898   5,100,352
    Merchants Bancorp....................................    13,269     320,844
#   Mercury General Corp.................................   622,919  33,500,584
    Meridian Bancorp, Inc................................   567,669   9,775,260
#   Meta Financial Group, Inc............................   346,956   8,937,587
*   Metropolitan Bank Holding Corp.......................     1,467      58,548
*   MGIC Investment Corp.................................   138,474   2,027,259
#   Mid Penn Bancorp, Inc................................     2,649      64,583
    Midland States Bancorp, Inc..........................    85,407   2,290,616
#   MidSouth Bancorp, Inc................................   153,383   1,820,656
    MidWestOne Financial Group, Inc......................    28,337     798,537
    Moelis & Co., Class A................................   331,762  13,585,654
    Morningstar, Inc.....................................     1,251     179,456
#*  Mr Cooper Group, Inc.................................    83,603     718,986
    MSB Financial Corp...................................     1,139      20,246
    MutualFirst Financial, Inc...........................    48,803   1,458,722
    National Bank Holdings Corp., Class A................   323,976  12,388,842
#   National Bankshares, Inc.............................       236       9,980
    National General Holdings Corp.......................   671,594  16,554,792
*   National Holdings Corp...............................     2,600       8,736
    National Western Life Group, Inc., Class A...........    13,154   3,508,435
    Navient Corp......................................... 1,682,908  22,736,087
    Navigators Group, Inc. (The).........................   202,188  14,141,029

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
FINANCIALS -- (Continued)
#   NBT Bancorp, Inc.....................................   468,402 $17,808,644
    Nelnet, Inc., Class A................................   304,218  17,659,855
>>  NewStar Financial, Inc...............................   274,446      26,704
*   Nicholas Financial, Inc..............................    54,117     480,559
*   Nicolet Bankshares, Inc..............................    17,717   1,081,623
*   NMI Holdings, Inc., Class A..........................   436,008  12,243,105
#   Northeast Bancorp....................................    40,225     881,732
#   Northfield Bancorp, Inc..............................   539,017   8,085,255
    Northrim BanCorp, Inc................................    61,906   2,197,044
    Northwest Bancshares, Inc............................ 1,425,885  24,853,176
    Norwood Financial Corp...............................    15,206     489,329
    OceanFirst Financial Corp............................   450,210  11,336,288
#*  Ocwen Financial Corp.................................   834,226   1,409,842
    OFG Bancorp..........................................   432,925   8,736,426
    Ohio Valley Banc Corp................................    11,179     420,107
    Old Line Bancshares, Inc.............................   113,362   2,834,050
#   Old National Bancorp................................. 1,647,558  28,140,291
    Old Second Bancorp, Inc..............................   263,857   3,496,105
#*  On Deck Capital, Inc................................. 1,163,912   6,354,960
    OneMain Holdings, Inc................................    46,938   1,594,484
    Oppenheimer Holdings, Inc., Class A..................    69,539   1,825,399
    Opus Bank............................................   265,191   5,799,727
#   Origin Bancorp, Inc..................................     2,889     100,653
#   Oritani Financial Corp...............................   572,699   9,936,328
    Orrstown Financial Services, Inc.....................    16,988     352,331
*   Pacific Mercantile Bancorp...........................   114,012     892,714
    Pacific Premier Bancorp, Inc.........................   452,702  13,160,047
#   PacWest Bancorp......................................    32,527   1,286,443
#   Park National Corp...................................    87,206   8,518,282
    Parke Bancorp, Inc...................................    17,584     402,322
    Patriot National Bancorp, Inc........................       424       6,788
    PCSB Financial Corp..................................    15,033     286,379
    Peapack Gladstone Financial Corp.....................   210,284   6,083,516
    Penns Woods Bancorp, Inc.............................    25,575   1,116,605
    Pennymac Financial Services, Inc.....................   262,651   5,857,117
    Peoples Bancorp of North Carolina, Inc...............     7,882     220,460
    Peoples Bancorp, Inc.................................   201,807   6,595,053
    People's Utah Bancorp................................   127,419   3,625,071
#   Pinnacle Financial Partners, Inc.....................     2,115     122,818
    Piper Jaffray Cos....................................    77,134   6,217,000
    PJT Partners, Inc., Class A..........................   166,098   7,162,146
    Popular, Inc.........................................   379,129  21,879,535
#*  PRA Group, Inc.......................................   583,678  16,413,025
    Preferred Bank.......................................   169,125   8,319,259
    Premier Financial Bancorp, Inc.......................   107,007   1,774,176
    Primerica, Inc.......................................   171,426  22,335,094
    ProAssurance Corp....................................   701,935  26,343,621
    Protective Insurance Corp., Class A..................     1,471      25,139
    Protective Insurance Corp., Class B..................    76,822   1,248,357
#*  Provident Bancorp, Inc...............................     1,929      47,261
    Provident Financial Holdings, Inc....................    66,843   1,353,571
    Provident Financial Services, Inc....................   555,013  14,718,945
    Prudential Bancorp, Inc..............................    16,313     284,825
    Pzena Investment Management, Inc., Class A...........   207,101   2,060,655
    QCR Holdings, Inc....................................   120,197   4,111,939
    Radian Group, Inc....................................    11,900     278,698
    RBB Bancorp..........................................    30,136     583,433
*   Regional Management Corp.............................   125,687   3,113,267
    Renasant Corp........................................   539,440  19,560,094

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
FINANCIALS -- (Continued)
    Republic Bancorp, Inc., Class A......................    91,733 $ 4,335,302
#*  Republic First Bancorp, Inc..........................   304,408   1,558,569
    Riverview Bancorp, Inc...............................   231,792   1,719,897
#   RLI Corp.............................................   474,546  38,594,826
#   S&T Bancorp, Inc.....................................   331,433  13,283,835
#*  Safeguard Scientifics, Inc...........................   346,583   3,964,910
    Safety Insurance Group, Inc..........................   186,277  17,308,859
    Salisbury Bancorp, Inc...............................     2,658     103,290
    Sandy Spring Bancorp, Inc............................   306,969  10,710,148
#   SB Financial Group, Inc..............................       790      14,457
#   SB One Bancorp.......................................    34,659     823,151
*   Seacoast Banking Corp. of Florida....................   387,006  10,975,490
*   Security National Financial Corp., Class A...........     2,314      11,755
*   Select Bancorp, Inc..................................    33,085     406,284
#   Selective Insurance Group, Inc.......................   763,279  54,429,425
#   ServisFirst Bancshares, Inc..........................   404,684  13,734,975
    Shore Bancshares, Inc................................    50,001     791,516
    SI Financial Group, Inc..............................    36,540     523,253
    Sierra Bancorp.......................................   162,662   4,304,037
    Silvercrest Asset Management Group, Inc., Class A....    28,209     410,159
    Simmons First National Corp., Class A................   915,465  23,243,656
    SLM Corp.............................................       332       3,373
#*  SmartFinancial, Inc..................................    23,606     490,769
    Sound Financial Bancorp, Inc.........................       100       3,425
#   South State Corp.....................................   357,965  27,083,632
*   Southern First Bancshares, Inc.......................    73,796   2,716,431
    Southern Missouri Bancorp, Inc.......................    30,460   1,021,933
    Southern National Bancorp of Virginia, Inc...........    76,543   1,142,022
#   Southside Bancshares, Inc............................   334,273  11,743,010
    Southwest Georgia Financial Corp.....................     1,844      37,986
    State Auto Financial Corp............................   392,774  13,208,990
#   Sterling Bancorp..................................... 1,374,466  29,441,062
    Sterling Bancorp, Inc................................    25,633     250,947
    Stewart Information Services Corp....................   368,410  15,661,109
#   Stifel Financial Corp................................   502,319  29,973,375
    Stock Yards Bancorp, Inc.............................   232,544   7,987,886
    Summit Financial Group, Inc..........................    24,072     627,076
    Summit State Bank....................................       743       8,545
    TCF Financial Corp................................... 2,107,424  46,637,293
    Territorial Bancorp, Inc.............................    79,606   2,304,594
*   Texas Capital Bancshares, Inc........................   298,950  19,351,033
#   TFS Financial Corp...................................     3,633      60,453
    TheStreet, Inc.......................................     1,239       8,662
*   Third Point Reinsurance, Ltd.........................   132,988   1,543,991
    Timberland Bancorp, Inc..............................    98,210   3,064,152
    Tiptree, Inc.........................................   325,653   1,856,222
#   Tompkins Financial Corp..............................   143,726  11,594,376
    Towne Bank...........................................   572,875  14,940,580
    TriCo Bancshares.....................................   239,731   9,567,664
#*  TriState Capital Holdings, Inc.......................   398,367   9,266,016
#*  Triumph Bancorp, Inc.................................   125,070   3,878,421
#*  Trupanion, Inc.......................................    16,704     547,891
#   TrustCo Bank Corp. NY................................ 1,196,389   9,571,112
#   Trustmark Corp.......................................   914,851  32,898,042
#   UMB Financial Corp...................................   507,923  35,483,501
    Umpqua Holdings Corp.................................   120,709   2,095,508
*   Unico American Corp..................................    11,600      70,412
    Union Bankshares Corp................................   640,606  23,382,119
    Union Bankshares, Inc................................     2,252      88,977

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES       VALUE+
                                                          --------- --------------
FINANCIALS -- (Continued)
    United Bancshares, Inc...............................       900 $       20,718
#   United Bankshares, Inc...............................   722,934     28,367,930
#   United Community Banks, Inc..........................   926,780     26,023,982
    United Community Financial Corp......................   682,335      6,284,305
    United Financial Bancorp, Inc........................   519,974      6,858,457
    United Fire Group, Inc...............................   163,370      7,124,566
#   United Insurance Holdings Corp.......................   404,975      6,204,217
    United Security Bancshares...........................    38,816        407,568
    Unity Bancorp, Inc...................................    50,844      1,098,230
#   Universal Insurance Holdings, Inc....................   329,354      9,811,456
    Univest Financial Corp...............................   320,754      8,089,416
#   Valley National Bancorp.............................. 2,027,376     21,246,900
    Value Line, Inc......................................    26,515        613,822
#   Veritex Holdings, Inc................................   382,715     10,145,775
*   Victory Capital Holdings, Inc., Class A..............    24,484        403,741
#   Virtu Financial, Inc., Class A.......................    85,721      2,107,022
#   Virtus Investment Partners, Inc......................   112,111     13,745,930
#   Waddell & Reed Financial, Inc., Class A..............   960,621     17,992,431
    Walker & Dunlop, Inc.................................   370,541     20,361,228
    Washington Federal, Inc..............................   822,779     27,266,896
    Washington Trust Bancorp, Inc........................   178,355      9,240,573
    Waterstone Financial, Inc............................   264,870      4,386,247
    WesBanco, Inc........................................   504,639     20,347,044
    West Bancorporation, Inc.............................   176,606      3,703,428
#   Westamerica Bancorporation...........................   205,625     13,205,237
    Western New England Bancorp, Inc.....................   280,991      2,714,373
    Westwood Holdings Group, Inc.........................   128,025      4,005,902
#   White Mountains Insurance Group, Ltd.................    18,478     17,351,581
    Wintrust Financial Corp..............................   255,755     19,488,531
#   WisdomTree Investments, Inc..........................   830,097      5,976,698
#*  World Acceptance Corp................................    87,842     11,418,582
    WSFS Financial Corp..................................   508,220     21,944,940
    WVS Financial Corp...................................     4,423         75,456
                                                                    --------------
TOTAL FINANCIALS.........................................            3,517,118,111
                                                                    --------------
HEALTH CARE -- (7.5%)
#*  Abeona Therapeutics, Inc.............................    34,916        268,853
    AC Immune SA.........................................     3,624         17,250
#*  Acadia Healthcare Co., Inc...........................   788,313     25,241,782
#*  Accuray, Inc......................................... 1,026,652      4,250,339
#*  Achieve Life Sciences, Inc...........................    32,594        138,525
*   Achillion Pharmaceuticals, Inc....................... 2,145,669      6,351,180
#*  Aclaris Therapeutics, Inc............................   308,370      1,942,731
#*  Acorda Therapeutics, Inc.............................   549,519      5,742,474
#*  Adamas Pharmaceuticals, Inc..........................    69,806        441,174
#*  Adamis Pharmaceuticals Corp..........................    45,415         93,101
*   Addus HomeCare Corp..................................   235,763     16,008,308
*   Aduro Biotech, Inc...................................   257,120      1,051,621
#*  Advaxis, Inc.........................................    28,293        100,157
#*  Adverum Biotechnologies, Inc.........................   335,854      2,166,258
#*  Aeglea BioTherapeutics, Inc..........................   195,285      1,337,702
    Affimed NV...........................................    89,567        295,571
#*  Agios Pharmaceuticals, Inc...........................    18,741      1,047,997
#*  Akebia Therapeutics, Inc.............................   307,858      1,859,462
#*  Akorn, Inc...........................................   901,443      2,433,896
#*  Albireo Pharma, Inc..................................    61,132      2,104,163
#*  Alder Biopharmaceuticals, Inc........................   287,138      3,902,205
#*  Aldeyra Therapeutics, Inc............................    28,115        232,511
#*  Alliqua BioMedical, Inc..............................     5,362         13,137

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
HEALTH CARE -- (Continued)
*   Allscripts Healthcare Solutions, Inc................. 2,465,180 $24,331,327
#*  Alphatec Holdings, Inc...............................    23,840     101,320
#*  Altimmune, Inc.......................................    34,798      99,522
#*  AMAG Pharmaceuticals, Inc............................    73,626     821,666
*   Amedisys, Inc........................................   364,629  46,606,879
#*  American Renal Associates Holdings, Inc..............   311,959   2,146,278
*   American Shared Hospital Services....................    10,189      28,427
*   AMN Healthcare Services, Inc.........................   519,275  27,033,456
#*  Amphastar Pharmaceuticals, Inc.......................   485,133  10,474,021
#*  AnaptysBio, Inc......................................    28,447   2,068,666
#*  AngioDynamics, Inc...................................   360,031   7,395,037
#*  ANI Pharmaceuticals, Inc.............................   204,384  14,507,176
#*  Anika Therapeutics, Inc..............................   276,129   8,794,709
#*  Apollo Endosurgery, Inc..............................     6,591      24,584
#*  Apollo Medical Holdings, Inc.........................     2,107      40,770
#*  Applied Genetic Technologies Corp....................   234,335   1,047,477
#*  Aptevo Therapeutics, Inc.............................   506,930     369,045
*   Aptinyx, Inc.........................................     2,801      10,784
#   Apyx Medical Corp....................................   125,183     624,663
*   AquaBounty Technologies Inc..........................     2,500       5,550
*   Aquinox Pharmaceuticals, Inc.........................    50,332     133,883
#*  Aratana Therapeutics, Inc............................   600,356   2,821,673
*   Aravive, Inc.........................................    45,793     292,617
#*  Ardelyx, Inc.........................................   776,043   2,638,546
#*  Arena Pharmaceuticals, Inc...........................    76,335   3,492,326
*   Assembly Biosciences, Inc............................   123,968   1,956,215
#*  Assertio Therapeutics, Inc...........................   692,323   2,886,987
#*  Atara Biotherapeutics, Inc...........................   107,377   3,607,867
#*  Atossa Genetics, Inc.................................     2,900       8,671
    Atrion Corp..........................................    12,080  10,630,400
*   Audentes Therapeutics, Inc...........................    90,644   3,425,437
#*  Avanos Medical, Inc..................................   481,467  20,197,541
#*  Avrobio, Inc.........................................    32,036     602,597
*   Bellicum Pharmaceuticals, Inc........................    73,034     222,754
#*  BioDelivery Sciences International, Inc..............    18,396      88,853
#*  BioLife Solutions, Inc...............................     1,638      27,420
#*  BioScrip, Inc........................................   866,760   1,664,179
*   BioSpecifics Technologies Corp.......................   119,637   8,015,679
#*  BioTelemetry, Inc....................................   443,650  24,134,560
#*  BioTime, Inc.........................................    73,137      90,690
*   Brookdale Senior Living, Inc......................... 3,535,469  21,849,198
#*  Calithera Biosciences, Inc...........................   354,407   2,183,147
#*  Calyxt, Inc..........................................     3,732      59,525
#*  Cambrex Corp.........................................   348,547  14,994,492
#   Cantel Medical Corp..................................   346,829  23,910,391
#*  Capital Senior Living Corp...........................   536,755   2,254,371
#*  CASI Pharmaceuticals, Inc............................     4,800      15,648
*   Castlight Health, Inc., Class B......................   545,751   2,035,651
*   Catabasis Pharmaceuticals, Inc.......................    55,387     415,956
*   Catalyst Biosciences, Inc............................   210,954   1,839,519
#*  Catalyst Pharmaceuticals, Inc........................   118,977     682,928
#*  Celldex Therapeutics, Inc............................    54,754     200,400
#*  Cellectar Biosciences, Inc...........................     7,100      15,904
#*  Cellular Biomedicine Group, Inc......................     3,935      67,997
#*  Champions Oncology, Inc..............................    83,975     762,493
    Check Cap, Ltd.......................................    51,888     135,428
*   Chembio Diagnostics, Inc.............................     2,577      18,580
    Chemed Corp..........................................    22,908   7,485,876
*   ChemoCentryx, Inc....................................   437,645   5,807,549

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
HEALTH CARE -- (Continued)
#*  Chiasma, Inc.........................................     1,978 $    12,026
*   Chimerix, Inc........................................   729,331   1,969,194
#*  Cidara Therapeutics, Inc.............................    12,188      27,423
#*  Clearside Biomedical, Inc............................    27,283      33,831
    Clementia Pharmaceuticals, Inc.......................     2,928       3,953
#*  Clovis Oncology, Inc.................................    39,578     723,090
#*  Collegium Pharmaceutical, Inc........................   221,555   3,086,261
#*  Community Health Systems, Inc........................   676,344   2,326,623
#   Computer Programs & Systems, Inc.....................    80,457   2,445,088
*   Concert Pharmaceuticals, Inc.........................   446,236   4,587,306
#   CONMED Corp..........................................   253,667  20,300,970
#*  Corcept Therapeutics, Inc............................   560,209   6,935,387
*   CorVel Corp..........................................   179,800  12,909,640
#*  Corvus Pharmaceuticals, Inc..........................   199,615     844,371
    CRISPR Therapeutics AG...............................       200       8,038
#*  Cross Country Healthcare, Inc........................   479,173   3,378,170
*   CryoLife, Inc........................................   469,203  14,385,764
*   Cumberland Pharmaceuticals, Inc......................   138,305     774,508
#*  Cutera, Inc..........................................   291,994   5,179,974
*   Cymabay Therapeutics, Inc............................   360,092   4,612,779
*   CynergisTek, Inc.....................................    13,560      64,410
#*  CytomX Therapeutics, Inc.............................   135,034   1,284,173
#*  Deciphera Pharmaceuticals, Inc.......................    21,756     500,388
#*  Dermira, Inc.........................................   509,527   5,650,654
*   Diffusion Pharmaceuticals, Inc.......................     5,446      16,120
    Digirad Corp.........................................   125,409      90,570
#*  Diplomat Pharmacy, Inc...............................   209,926   1,171,387
#*  Eagle Pharmaceuticals, Inc...........................    40,066   2,059,793
#*  Eidos Therapeutics, Inc..............................     3,074      80,570
#*  Eiger BioPharmaceuticals, Inc........................     3,754      41,031
#*  ElectroCore, Inc.....................................     1,702      10,638
*   Electromed, Inc......................................    41,622     237,245
#*  Emergent BioSolutions, Inc...........................   448,256  23,165,870
#*  Enanta Pharmaceuticals, Inc..........................   233,098  20,323,815
#*  Endo International P.L.C.............................   759,821   5,698,658
#*  Endologix, Inc.......................................    68,025     436,721
    Ensign Group, Inc. (The).............................   526,960  27,148,979
#*  Enzo Biochem, Inc....................................   600,375   2,083,301
#*  Epizyme, Inc.........................................   246,698   3,061,522
#*  Evolent Health, Inc., Class A........................   722,568   9,790,796
#*  Eyenovia, Inc........................................     9,231      51,786
#*  Five Prime Therapeutics, Inc.........................   345,568   3,828,893
#*  Flexion Therapeutics, Inc............................    20,678     219,187
*   FONAR Corp...........................................    61,680   1,223,731
#*  G1 Therapeutics, Inc.................................    90,774   1,942,564
#*  Genomic Health, Inc..................................   128,745   8,282,166
#*  Global Blood Therapeutics, Inc.......................    97,807   5,418,508
*   Globus Medical, Inc., Class A........................   165,264   7,451,754
#*  GlycoMimetics, Inc...................................   338,315   4,117,294
#*  Haemonetics Corp.....................................   215,378  18,798,192
#*  Halozyme Therapeutics, Inc...........................   127,519   2,056,881
*   Hanger, Inc..........................................    10,137     201,422
*   Harvard Bioscience, Inc..............................   542,256   2,098,531
#*  HealthEquity, Inc....................................   181,856  12,320,744
*   HealthStream, Inc....................................   345,081   9,034,221
#*  Heska Corp...........................................   107,812   8,372,680
*   HMS Holdings Corp....................................   872,549  26,551,666
*   Horizon Pharma P.L.C................................. 2,283,701  58,302,887
#*  Icad, Inc............................................    10,207      53,076

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
HEALTH CARE -- (Continued)
#*  Idera Pharmaceuticals, Inc...........................  77,238 $   232,486
#*  Infinity Pharmaceuticals, Inc........................ 382,825     635,490
*   InfuSystem Holdings, Inc.............................   8,732      37,548
#*  Innoviva, Inc........................................ 708,741   9,943,636
#*  Inogen, Inc.......................................... 193,685  16,908,700
#*  Inovalon Holdings, Inc., Class A.....................   2,445      33,081
#*  Inovio Pharmaceuticals, Inc.......................... 387,915   1,458,560
#*  Insmed, Inc.......................................... 199,191   6,063,374
#*  Inspire Medical Systems, Inc.........................  96,870   5,007,210
*   Integer Holdings Corp................................ 319,518  22,075,499
#*  Integra LifeSciences Holdings Corp...................  57,110   2,980,571
#*  Intellia Therapeutics, Inc........................... 285,252   4,387,176
#*  Intra-Cellular Therapies, Inc........................ 404,505   5,327,331
#*  Intrexon Corp........................................  14,359      62,174
#*  IntriCon Corp........................................ 179,873   4,203,632
#   Invacare Corp........................................ 675,457   4,998,382
#*  Iovance Biotherapeutics, Inc.........................  50,159     571,813
#*  iRadimed Corp........................................   1,100      27,511
#*  IRIDEX Corp..........................................  63,373     314,964
    IVERIC bio, Inc......................................  80,126     110,574
#*  Joint Corp. (The)....................................  16,925     298,896
#*  Jounce Therapeutics, Inc............................. 270,319   1,535,412
#*  Kadmon Holdings, Inc.................................  39,554      92,952
#*  Kala Pharmaceuticals, Inc............................ 193,051   1,498,076
*   KalVista Pharmaceuticals, Inc........................  28,339     651,797
#*  Karyopharm Therapeutics, Inc......................... 446,991   2,087,448
    Kewaunee Scientific Corp.............................  16,674     377,499
*   Kindred Biosciences, Inc............................. 495,548   4,405,422
#*  Kura Oncology, Inc................................... 112,395   1,701,660
#*  La Jolla Pharmaceutical Co...........................  24,379     196,251
#*  Lannett Co., Inc.....................................  35,583     273,633
*   Lantheus Holdings, Inc............................... 579,175  13,992,868
#   LeMaitre Vascular, Inc............................... 390,432  11,275,676
#*  LHC Group, Inc....................................... 374,532  41,614,251
#*  Ligand Pharmaceuticals, Inc..........................  52,765   6,640,475
#*  Lipocine, Inc........................................   6,913      12,720
    LivaNova P.L.C....................................... 128,451   8,848,989
#   Luminex Corp......................................... 488,630  11,145,650
*   MacroGenics, Inc..................................... 391,076   6,558,345
#*  Madrigal Pharmaceuticals, Inc........................  14,615   1,550,359
*   Magellan Health, Inc................................. 259,275  18,149,250
#*  Mallinckrodt P.L.C................................... 780,098  12,060,315
#*  Marinus Pharmaceuticals, Inc.........................  16,623      82,118
#*  Medidata Solutions, Inc..............................  22,771   2,057,132
*   MEDNAX, Inc..........................................  79,130   2,213,266
#*  Medpace Holdings, Inc................................ 137,141   7,703,210
*   MEI Pharma, Inc......................................  46,324     145,457
#*  Melinta Therapeutics, Inc............................  35,777     156,703
    Meridian Bioscience, Inc............................. 702,594   8,086,857
#*  Merit Medical Systems, Inc........................... 631,584  35,482,389
#*  Merrimack Pharmaceuticals, Inc....................... 123,207     805,774
#   Mesa Laboratories, Inc...............................  44,380  10,504,302
*   Microbot Medical, Inc................................   9,800      76,930
*   Micron Solutions, Inc................................   6,674      18,653
#*  MiMedx Group, Inc....................................   3,062       7,349
#*  Minerva Neurosciences, Inc........................... 602,447   4,440,034
#*  Miragen Therapeutics, Inc............................ 109,994     322,282
#*  Mirati Therapeutics, Inc.............................  17,790   1,058,327
#*  Misonix, Inc.........................................  84,964   1,473,276

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
HEALTH CARE -- (Continued)
#*  Molecular Templates, Inc.............................    82,902 $   609,330
#*  Moleculin Biotech, Inc...............................    10,785      14,560
*   Momenta Pharmaceuticals, Inc.........................   321,737   4,501,101
#*  MTBC, Inc............................................    10,975      56,851
#*  Myriad Genetics, Inc.................................   796,274  25,066,706
#*  Nabriva Therapeutics P.L.C...........................   205,310     613,877
#*  NantKwest, Inc.......................................     5,502       6,162
    National HealthCare Corp.............................    56,425   4,256,138
    National Research Corp...............................   143,450   5,677,751
*   Natus Medical, Inc...................................   361,538   9,674,757
*   Neogen Corp..........................................   302,003  18,319,502
#*  NeoGenomics, Inc.....................................   318,963   6,643,999
#*  Neurotrope, Inc......................................    25,110     161,457
#*  NewLink Genetics Corp................................    11,691      19,992
*   NextGen Healthcare, Inc..............................   682,934  12,832,330
#*  NuVasive, Inc........................................   496,126  30,065,236
*   Nuvectra Corp........................................   307,197   2,899,940
#*  Obalon Therapeutics, Inc.............................    10,929       4,907
    ObsEva SA............................................    42,802     594,948
*   Omnicell, Inc........................................   406,396  32,657,983
#*  Onconova Therapeutics, Inc...........................    43,920     174,802
#*  OpGen, Inc...........................................    23,245      11,853
#*  Opiant Pharmaceuticals, Inc..........................     2,884      33,599
#*  OPKO Health, Inc..................................... 1,722,852   4,117,616
*   OraSure Technologies, Inc............................ 1,168,021  11,049,479
*   Orthofix Medical, Inc................................   236,274  12,945,452
#*  Otonomy, Inc.........................................   327,797     878,496
#*  Ovid therapeutics, Inc...............................    40,259      82,128
#   Owens & Minor, Inc...................................   827,477   2,821,697
*   Pacira BioSciences, Inc..............................   128,797   5,128,697
#*  Paratek Pharmaceuticals Inc..........................   147,618     813,375
#   Patterson Cos., Inc..................................   609,429  13,309,929
#*  PDL BioPharma, Inc................................... 1,370,246   4,480,704
#   PDS Biotechnology Corp...............................     6,239      37,247
#*  PetIQ, Inc...........................................    56,870   1,562,219
*   Pfenex, Inc..........................................   223,582   1,294,540
    Phibro Animal Health Corp., Class A..................   169,854   5,895,632
*   Pieris Pharmaceuticals, Inc..........................   122,242     365,504
#*  PolarityTE, Inc......................................     8,144      73,622
#*  Prestige Consumer Healthcare, Inc....................   568,659  16,729,948
*   Pro-Dex, Inc.........................................    18,682     320,957
#*  Progenics Pharmaceuticals, Inc.......................   281,561   1,447,224
#   ProPhase Labs, Inc...................................       259         772
*   Protagonist Therapeutics, Inc........................   221,553   2,288,642
#*  Proteostasis Therapeutics, Inc.......................     7,597       8,357
*   Prothena Corp. P.L.C.................................   441,620   4,592,848
*   Providence Service Corp. (The).......................   201,834  13,387,649
    Psychemedics Corp....................................    61,240     703,648
*   PTC Therapeutics, Inc................................    60,438   2,261,590
*   Quidel Corp..........................................   282,609  18,070,019
#*  Quorum Health Corp...................................   210,243     430,998
*   Ra Pharmaceuticals, Inc..............................   161,139   3,577,286
#*  RadNet, Inc..........................................   582,082   7,049,013
#*  Recro Pharma, Inc....................................    57,422     501,294
#*  REGENXBIO, Inc.......................................    93,181   4,696,322
#*  Repligen Corp........................................   251,667  16,957,322
#*  Retrophin, Inc.......................................   366,924   7,000,910
#*  Revance Therapeutics, Inc............................   153,670   2,034,591
#*  Rexahn Pharmaceuticals, Inc..........................       984       5,855

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES       VALUE+
                                                          --------- --------------
HEALTH CARE -- (Continued)
#*  Rhythm Pharmaceuticals, Inc..........................     5,559 $      140,532
#*  Rigel Pharmaceuticals, Inc...........................   872,588      1,945,871
*   RTI Surgical Holdings, Inc...........................   995,376      5,384,984
#*  Sangamo Therapeutics, Inc............................   269,947      3,155,680
*   Savara, Inc..........................................    13,875        148,185
*   SeaSpine Holdings Corp...............................   221,091      3,256,670
*   Select Medical Holdings Corp......................... 1,337,883     19,225,379
#*  Sesen Bio, Inc.......................................    73,861         91,588
#*  Sienna Biopharmaceuticals, Inc.......................    18,030         33,536
#*  Sientra, Inc.........................................   190,204      1,601,518
#*  Sierra Oncology, Inc.................................   216,182        324,273
#*  SIGA Technologies, Inc...............................    14,948         78,328
    Simulations Plus, Inc................................   243,518      5,486,461
#*  Solid Biosciences, Inc...............................    14,186        128,809
#*  Spark Therapeutics, Inc..............................    61,586      6,570,610
#*  Spectrum Pharmaceuticals, Inc........................   243,378      2,280,452
#*  Spero Therapeutics, Inc..............................    15,727        175,828
#*  Spring Bank Pharmaceuticals, Inc.....................     1,000          7,410
#*  STAAR Surgical Co....................................     8,430        273,806
*   Strata Skin Sciences, Inc............................    26,318         70,006
#*  Supernus Pharmaceuticals, Inc........................   522,876     19,205,235
#*  Surgery Partners, Inc................................   225,160      2,438,483
#*  Surmodics, Inc.......................................   210,307      9,135,736
#*  Syndax Pharmaceuticals, Inc..........................   470,705      3,365,541
#*  Syneos Health, Inc...................................    84,722      3,976,003
#*  Synlogic, Inc........................................   126,355      1,084,126
#*  Syros Pharmaceuticals, Inc...........................   155,520      1,124,410
#   Taro Pharmaceutical Industries, Ltd..................    12,592      1,352,507
#*  Teligent, Inc........................................     5,675          5,561
#*  Tenet Healthcare Corp................................ 1,045,746     22,901,837
#*  Tetraphase Pharmaceuticals, Inc......................   170,020        180,221
#*  Tivity Health, Inc...................................   502,495     10,863,942
#*  Tocagen, Inc.........................................    15,922        157,309
#*  Tonix Pharmaceuticals Holding Corp...................    20,917         45,599
#*  Triple-S Management Corp., Class B...................   197,710      4,491,971
#*  Ultragenyx Pharmaceutical Inc........................    32,512      2,145,792
#   US Physical Therapy, Inc.............................   126,462     14,731,558
#   Utah Medical Products, Inc...........................    48,001      4,051,284
#*  Vanda Pharmaceuticals, Inc...........................    81,829      1,332,994
*   Varex Imaging Corp...................................   252,242      8,283,627
#*  Verastem, Inc........................................   377,499        804,073
#*  Vocera Communications, Inc...........................     1,832         58,349
    Wright Medical Group NV..............................   514,583     15,216,219
#*  Xencor, Inc..........................................    28,318        869,646
#*  Zafgen, Inc..........................................   330,651        846,467
#*  Zogenix, Inc.........................................   130,728      5,097,085
#*  Zosano Pharma Corp...................................    19,255         73,169
                                                                    --------------
TOTAL HEALTH CARE........................................            1,564,052,670
                                                                    --------------
INDUSTRIALS -- (16.8%)
#   AAON, Inc............................................   503,101     25,260,701
    AAR Corp.............................................   267,276      9,025,911
#   ABM Industries, Inc..................................   736,327     27,958,336
*   Acacia Research Corp.................................   301,684        959,355
    ACCO Brands Corp.....................................   971,373      8,878,349
    Acme United Corp.....................................    19,271        398,332
    Actuant Corp., Class A...............................   581,634     14,878,198
*   Advanced Disposal Services, Inc......................    14,662        474,169
    Advanced Drainage Systems, Inc.......................   305,707      8,575,081

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INDUSTRIALS -- (Continued)
*   AECOM................................................     2,925 $    99,158
#*  Aegion Corp..........................................   271,675   5,409,049
*   AeroCentury Corp.....................................     2,989      33,238
#*  Aerojet Rocketdyne Holdings, Inc.....................   803,753  27,215,077
#*  Aerovironment, Inc...................................   370,573  25,406,485
    Air Lease Corp.......................................    60,381   2,328,291
*   Air Transport Services Group, Inc....................   678,389  15,962,493
#   Aircastle, Ltd.......................................   820,723  16,348,802
    Alamo Group, Inc.....................................   106,287  11,015,585
    Albany International Corp., Class A..................   294,573  21,789,565
#   Allegiant Travel Co..................................   154,735  22,727,477
    Allied Motion Technologies, Inc......................   146,597   5,366,916
#*  Alpha Pro Tech, Ltd..................................    20,453      72,608
    Altra Industrial Motion Corp.........................   319,901  11,993,088
*   Ameresco, Inc., Class A..............................   216,792   3,264,888
#*  American Superconductor Corp.........................     1,808      19,960
#*  American Woodmark Corp...............................   171,427  15,416,430
*   AMREP Corp...........................................     8,340      46,537
#   Apogee Enterprises, Inc..............................   300,647  12,116,074
    Applied Industrial Technologies, Inc.................   406,003  24,335,820
#*  Aqua Metals, Inc.....................................     3,423       8,592
*   ARC Document Solutions, Inc..........................   614,818   1,463,267
#   ArcBest Corp.........................................   219,906   6,720,327
#   Argan, Inc...........................................   266,807  12,758,711
*   Armstrong Flooring, Inc..............................   311,220   4,509,578
    Armstrong World Industries, Inc......................   528,717  45,823,902
*   Arotech Corp.........................................   270,033     783,096
*   Art's-Way Manufacturing Co., Inc.....................       400         864
*   ASGN, Inc............................................   506,767  31,946,592
#   Astec Industries, Inc................................   323,377  10,901,039
*   Astronics Corp.......................................   311,055  10,370,574
#*  Astronics Corp., Class B.............................    46,658   1,553,711
*   Atkore International Group, Inc......................   261,941   6,485,659
#*  Atlas Air Worldwide Holdings, Inc....................   230,288  11,120,608
*   Avalon Holdings Corp., Class A.......................    47,536     111,710
#*  Avis Budget Group, Inc...............................   416,240  14,797,332
#*  Axon Enterprise, Inc.................................   484,835  30,787,022
    AZZ, Inc.............................................   270,961  12,867,938
#*  Babcock & Wilcox Enterprises, Inc....................   101,894      35,571
    Barnes Group, Inc....................................   536,837  29,858,874
    Barrett Business Services, Inc.......................   105,547   7,690,154
#*  Beacon Roofing Supply, Inc...........................   756,569  28,492,389
    BG Staffing, Inc.....................................    88,719   2,073,363
#*  Blue Bird Corp.......................................   163,180   2,824,646
*   BMC Stock Holdings, Inc..............................   395,266   8,134,574
    Brady Corp., Class A.................................   454,449  22,172,567
#   Briggs & Stratton Corp...............................   504,559   6,155,620
#   Brink's Co. (The)....................................   370,740  29,633,248
#*  Broadwind Energy, Inc................................     8,305      16,527
*   Builders FirstSource, Inc............................ 1,062,117  14,635,972
#*  CAI International, Inc...............................   198,328   4,924,484
*   Casella Waste Systems, Inc., Class A.................   783,563  29,242,571
*   CBIZ, Inc............................................   442,759   8,549,676
#*  CECO Environmental Corp..............................   483,172   3,749,415
#*  Celadon Group, Inc...................................   128,400     327,420
#*  Chart Industries, Inc................................   487,187  43,003,996
#   Chicago Rivet & Machine Co...........................     4,772     136,002
    Cimpress NV..........................................   293,238  26,508,715
#*  CIRCOR International, Inc............................   334,697  11,285,983

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INDUSTRIALS -- (Continued)
#*  Civeo Corp........................................... 1,202,859 $ 2,417,747
*   Clean Harbors, Inc...................................   518,261  39,387,836
#*  Colfax Corp..........................................   711,044  21,452,197
    Columbus McKinnon Corp...............................   212,398   8,359,985
    Comfort Systems USA, Inc.............................   372,873  20,172,429
*   Commercial Vehicle Group, Inc........................   682,599   6,088,783
    CompX International, Inc.............................     9,814     152,804
*   Construction Partners, Inc., Class A.................    32,185     421,624
*   Continental Building Products, Inc...................   417,759  10,715,518
*   Continental Materials Corp...........................       397       7,342
#   Copa Holdings SA, Class A............................    73,149   6,090,386
    Costamare, Inc.......................................   401,930   2,427,657
#   Covanta Holding Corp................................. 1,413,206  25,536,632
*   Covenant Transportation Group, Inc., Class A.........   184,351   3,600,375
*   CPI Aerostructures, Inc..............................   102,929     651,541
    CRA International, Inc...............................    60,770   3,164,902
*   CSW Industrials, Inc.................................   134,175   8,043,791
#   Cubic Corp...........................................   271,157  15,396,294
#   Deluxe Corp..........................................   426,373  19,067,401
    Douglas Dynamics, Inc................................   308,547  11,650,735
*   Ducommun, Inc........................................   115,725   4,696,121
*   DXP Enterprises, Inc.................................   281,755  12,084,472
#*  Dycom Industries, Inc................................   329,337  16,331,822
#*  Eagle Bulk Shipping, Inc.............................   206,208   1,123,834
    Eastern Co. (The)....................................    40,545   1,162,020
*   Echo Global Logistics, Inc...........................   481,469  11,044,899
    Ecology and Environment, Inc., Class A...............    11,494     132,066
    EMCOR Group, Inc.....................................   208,825  17,570,535
    Encore Wire Corp.....................................   176,375  10,457,274
#*  Energy Recovery, Inc.................................    11,843     115,232
    EnerSys..............................................   443,663  30,697,043
#   Ennis, Inc...........................................   184,024   3,713,604
    EnPro Industries, Inc................................   229,542  17,059,561
    ESCO Technologies, Inc...............................   216,070  16,205,250
    Espey Manufacturing & Electronics Corp...............    13,081     326,273
#   EVI Industries, Inc..................................     9,986     364,489
#*  Evoqua Water Technologies Corp.......................    65,121     886,948
#*  ExOne Co. (The)......................................    10,900      96,574
    Exponent, Inc........................................   507,534  28,736,575
    Federal Signal Corp..................................   707,459  20,353,595
    Forrester Research, Inc..............................   209,822  10,671,547
    Forward Air Corp.....................................   311,190  19,704,551
*   Franklin Covey Co....................................   200,766   5,723,839
    Franklin Electric Co., Inc...........................   467,822  22,857,783
#*  FreightCar America, Inc..............................   206,330   1,427,804
#*  FTI Consulting, Inc..................................   402,955  34,243,116
#*  Fuel Tech, Inc.......................................     5,112      13,445
#   GATX Corp............................................   350,021  26,997,120
#*  Genco Shipping & Trading, Ltd........................   238,854   2,412,425
*   Gencor Industries, Inc...............................   213,351   2,575,147
*   Generac Holdings, Inc................................   648,881  35,681,966
*   Gibraltar Industries, Inc............................   264,806  10,504,854
    Global Brass & Copper Holdings, Inc..................   333,831  14,484,927
*   GMS, Inc.............................................   205,063   3,613,210
    Golden Ocean Group, Ltd..............................    12,487      74,423
*   Goldfield Corp. (The)................................   538,175   1,259,330
    Gorman-Rupp Co. (The)................................   377,317  12,564,656
#*  GP Strategies Corp...................................   212,766   2,708,511
    GrafTech International, Ltd..........................   342,501   3,921,636

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INDUSTRIALS -- (Continued)
    Graham Corp..........................................   129,144 $ 2,673,281
#   Granite Construction, Inc............................   505,245  22,680,448
*   Great Lakes Dredge & Dock Corp.......................   725,870   7,425,650
#   Greenbrier Cos., Inc. (The)..........................   232,561   8,262,892
#   Griffon Corp.........................................   304,751   5,979,215
#   H&E Equipment Services, Inc..........................   439,423  13,362,853
*   Harsco Corp..........................................   678,239  15,355,331
#   Hawaiian Holdings, Inc...............................   589,640  16,633,744
#*  HC2 Holdings, Inc....................................    75,436     161,433
#   Healthcare Services Group, Inc.......................   543,121  18,384,646
#   Heartland Express, Inc...............................   832,530  16,384,190
    Heidrick & Struggles International, Inc..............   283,639  10,148,603
*   Herc Holdings, Inc...................................   197,444   9,508,903
*   Heritage-Crystal Clean, Inc..........................   224,294   6,443,967
    Herman Miller, Inc...................................   597,125  23,180,392
#*  Hertz Global Holdings, Inc...........................   947,775  17,230,549
*   Hill International, Inc..............................   680,307   1,802,814
    Hillenbrand, Inc.....................................   610,410  26,259,838
    HNI Corp.............................................   429,101  15,752,298
*   Houston Wire & Cable Co..............................   488,527   3,023,982
*   Hub Group, Inc., Class A.............................   360,002  14,965,283
*   Hudson Global, Inc...................................     6,731      10,702
#*  Hudson Technologies, Inc.............................    13,816      18,652
    Hurco Cos., Inc......................................    56,491   2,221,791
*   Huron Consulting Group, Inc..........................   239,658  11,582,671
#*  Huttig Building Products, Inc........................   330,297     901,711
    Hyster-Yale Materials Handling, Inc..................   129,921   8,655,337
    ICF International, Inc...............................   152,967  11,911,540
*   IES Holdings, Inc....................................   233,634   4,090,931
*   InnerWorkings, Inc...................................   963,884   3,257,928
#*  Innovative Solutions & Support, Inc..................    46,017     170,263
    Insperity, Inc.......................................   280,117  33,490,789
    Insteel Industries, Inc..............................   381,258   7,983,543
#   Interface, Inc.......................................   645,747  10,357,782
#*  Jason Industries, Inc................................    15,379      22,915
#*  JELD-WEN Holding, Inc................................   282,465   5,578,684
#   John Bean Technologies Corp..........................   300,070  32,944,685
#   Kadant, Inc..........................................    65,197   6,395,174
#   Kaman Corp...........................................   280,859  17,387,981
    Kelly Services, Inc., Class A........................   263,947   5,875,460
    Kelly Services, Inc., Class B........................       350       8,414
    Kennametal, Inc......................................   766,883  31,212,138
#*  KeyW Holding Corp. (The).............................   498,807   5,656,471
    Kforce, Inc..........................................   459,462  16,549,821
    Kimball International, Inc., Class B.................   720,414  11,281,683
#*  Kirby Corp...........................................    39,753   3,248,615
    Knoll, Inc...........................................   507,858  11,091,619
    Korn Ferry...........................................   626,722  29,468,468
#*  Kratos Defense & Security Solutions, Inc............. 1,421,088  22,566,877
#   Landstar System, Inc.................................    98,595  10,742,911
*   Lawson Products, Inc.................................   113,135   3,715,353
*   LB Foster Co., Class A...............................   127,783   2,746,057
*   Limbach Holdings, Inc................................    87,179     791,585
#   Lindsay Corp.........................................    82,954   7,051,090
*   LS Starrett Co. (The), Class A.......................    15,192     109,534
#   LSC Communications, Inc..............................    85,346     596,569
    LSI Industries, Inc..................................   750,651   2,552,213
*   Lydall, Inc..........................................   280,119   6,893,729
#   Macquarie Infrastructure Corp........................   442,187  17,912,995

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES     VALUE+
                                                           --------- -----------
INDUSTRIALS -- (Continued)
*    Manitex International, Inc...........................   154,524 $ 1,180,563
#*   Manitowoc Co., Inc. (The)............................   605,593  10,815,891
     Marten Transport, Ltd................................   410,674   8,123,132
*    Masonite International Corp..........................    95,330   4,908,542
#*   MasTec, Inc..........................................   485,767  24,604,099
*    Mastech Digital, Inc.................................    78,983     473,898
     Matson, Inc..........................................   432,256  17,121,660
     Matthews International Corp., Class A................   349,867  14,015,672
     McGrath RentCorp.....................................   185,520  11,502,240
*    Mercury Systems, Inc.................................   427,009  31,180,197
*    Meritor, Inc......................................... 1,304,954  31,658,184
*    Milacron Holdings Corp...............................   163,563   2,389,655
     Miller Industries, Inc...............................    92,970   3,075,448
*    Mistras Group, Inc...................................   355,670   4,876,236
     Mobile Mini, Inc.....................................   410,832  14,798,169
     Moog, Inc., Class A..................................   320,724  30,032,595
#*   MRC Global, Inc...................................... 1,169,973  20,275,632
#    MSA Safety, Inc......................................   350,718  38,547,415
     Mueller Industries, Inc..............................   581,212  16,953,954
     Mueller Water Products, Inc., Class A................ 2,025,341  21,731,909
#    Multi-Color Corp.....................................   193,365   9,648,914
*    MYR Group, Inc.......................................   192,132   6,945,572
#    National Presto Industries, Inc......................    55,098   5,867,937
#    Navigant Consulting, Inc.............................   404,083   9,225,215
#*   Navistar International Corp..........................   863,260  29,471,696
*    NCI Building Systems, Inc............................   400,069   2,288,395
*    NL Industries, Inc...................................   283,533   1,006,542
#    NN, Inc..............................................   524,345   4,740,079
*    Northwest Pipe Co....................................   155,815   3,734,886
#*   NOW, Inc............................................. 1,303,890  19,062,872
#*   NV5 Global, Inc......................................   158,051  10,010,950
     nVent Electric P.L.C.................................    13,136     367,151
#    Omega Flex, Inc......................................    78,855   6,675,864
#*   Orion Group Holdings, Inc............................   303,787     786,808
*    PAM Transportation Services, Inc.....................    42,876   2,144,658
     Park-Ohio Holdings Corp..............................   142,096   5,204,976
#*   Patrick Industries, Inc..............................   238,612  11,899,580
*    Patriot Transportation Holding, Inc..................    12,982     242,374
*>>  Pendrell Corp........................................         1     153,500
*    Performant Financial Corp............................   260,693     503,137
*    Perma-Pipe International Holdings, Inc...............    40,889     366,365
*    PGT Innovations, Inc.................................   898,371  13,170,119
#*   PICO Holdings, Inc...................................   205,760   2,351,837
#    Pitney Bowes, Inc....................................   832,541   5,919,367
     Powell Industries, Inc...............................   164,373   4,807,910
     Preformed Line Products Co...........................    42,034   2,370,297
     Primoris Services Corp...............................   496,580  10,885,034
*    Proto Labs, Inc......................................   211,945  23,269,442
#    Quad/Graphics, Inc...................................   317,013   3,870,729
     Quanex Building Products Corp........................   365,207   6,106,261
*    Radiant Logistics, Inc...............................   575,172   3,761,625
     Raven Industries, Inc................................   375,816  14,623,001
#*   RBC Bearings, Inc....................................   255,557  35,151,865
*    RCM Technologies, Inc................................   144,218     575,430
#*   Red Violet, Inc......................................    19,991     158,928
     Regal Beloit Corp....................................   469,890  39,978,241
*    Resideo Technologies, Inc............................    60,319   1,369,241
     Resources Connection, Inc............................   462,687   7,430,753
#    REV Group, Inc.......................................   121,886   1,546,733

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INDUSTRIALS -- (Continued)
*   Rexnord Corp......................................... 1,026,473 $29,357,128
#*  Roadrunner Transportation Systems, Inc...............     8,558      95,079
#   RR Donnelley & Sons Co...............................   864,117   3,992,221
    Rush Enterprises, Inc., Class A......................   247,887  10,512,888
    Rush Enterprises, Inc., Class B......................    49,400   2,074,800
#*  Saia, Inc............................................   240,325  15,474,527
    Schneider National, Inc., Class B....................    51,390   1,074,051
#   Scorpio Bulkers, Inc.................................   581,158   3,126,630
#   Servotronics, Inc....................................     1,500      19,343
#*  SIFCO Industries, Inc................................    18,366      53,629
    Simpson Manufacturing Co., Inc.......................   480,682  30,609,830
#*  SiteOne Landscape Supply, Inc........................   135,876   9,144,455
    SkyWest, Inc.........................................   509,155  31,358,856
*   SP Plus Corp.........................................   264,514   9,131,023
    Spartan Motors, Inc..................................   645,416   6,002,369
#*  Spirit Airlines, Inc.................................   748,626  40,710,282
*   SPX Corp.............................................   261,972   9,561,978
*   SPX FLOW, Inc........................................   415,966  14,949,818
    Standex International Corp...........................   131,853   8,711,528
    Steelcase, Inc., Class A.............................   877,414  15,170,488
#*  Stericycle, Inc......................................    71,252   4,160,404
*   Sterling Construction Co., Inc.......................   531,814   7,211,398
    Sun Hydraulics Corp..................................   255,172  13,355,702
#*  Sunrun, Inc..........................................   166,031   2,525,332
    Systemax, Inc........................................   192,805   4,378,602
*   Taylor Devices, Inc..................................       769       9,140
#*  Team, Inc............................................   381,531   6,447,874
    Tennant Co...........................................   178,953  11,878,900
    Terex Corp........................................... 1,116,268  37,205,212
    Tetra Tech, Inc......................................   660,168  42,726,073
*   Textainer Group Holdings, Ltd........................   289,018   2,771,683
*   Thermon Group Holdings, Inc..........................   414,592  10,692,328
    Timken Co. (The).....................................   674,686  32,351,194
#   Titan International, Inc.............................   637,479   4,417,729
*   Titan Machinery, Inc.................................   374,438   6,440,334
#*  TPI Composites, Inc..................................   247,283   7,653,409
*   Transcat, Inc........................................    46,725   1,077,011
#*  Trex Co., Inc........................................   555,448  38,475,883
*   TriMas Corp..........................................   427,094  13,210,017
*   TriNet Group, Inc....................................   417,985  26,057,185
#   Trinity Industries, Inc..............................   333,722   7,195,046
#   Triton International, Ltd............................   813,485  26,804,331
#   Triumph Group, Inc...................................   297,336   7,055,783
*   TrueBlue, Inc........................................   450,939  10,894,686
#*  Tutor Perini Corp....................................   407,792   8,143,606
*   Twin Disc, Inc.......................................   169,336   3,207,224
*   Ultralife Corp.......................................   153,954   1,778,169
    UniFirst Corp........................................   172,983  27,353,802
#*  Univar, Inc..........................................   179,251   4,002,675
    Universal Forest Products, Inc.......................   607,581  22,450,118
    Universal Logistics Holdings, Inc....................   187,210   4,571,668
    US Ecology, Inc......................................   215,962  13,175,842
*   USA Truck, Inc.......................................   151,302   2,154,540
    Valmont Industries, Inc..............................   230,783  31,118,780
*   Vectrus, Inc.........................................   190,800   7,736,940
*   Veritiv Corp.........................................   168,064   4,687,305
    Viad Corp............................................   156,765   9,611,262
#*  Vicor Corp...........................................   127,785   4,793,215
    Virco Manufacturing Corp.............................    30,131     137,096

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES       VALUE+
                                                           --------- --------------
INDUSTRIALS -- (Continued)
*    Volt Information Sciences, Inc.......................   155,759 $      753,874
     VSE Corp.............................................    86,356      2,639,903
#    Wabash National Corp.................................   758,753     11,441,995
#*   WageWorks, Inc.......................................   185,115      9,031,761
     Watsco, Inc., Class B................................     1,946        317,490
     Watts Water Technologies, Inc., Class A..............   273,547     23,412,888
#*   Welbilt, Inc......................................... 1,644,174     27,671,448
#    Werner Enterprises, Inc..............................   963,865     32,289,477
#*   Wesco Aircraft Holdings, Inc......................... 1,017,616      8,588,679
*    WESCO International, Inc.............................   545,177     31,205,931
#*   Willdan Group, Inc...................................   194,929      7,705,543
*    Willis Lease Finance Corp............................    26,350      1,310,122
#*   WillScot Corp........................................    47,278        636,835
#*   YRC Worldwide, Inc...................................   715,006      4,869,191
                                                                     --------------
TOTAL INDUSTRIALS.........................................            3,500,800,644
                                                                     --------------
INFORMATION TECHNOLOGY -- (12.1%)
#*   3D Systems Corp......................................   113,699      1,209,757
#*   A10 Networks Inc.....................................    18,687        120,718
*    Acacia Communications, Inc...........................    33,050      1,912,934
*    ACI Worldwide, Inc................................... 1,171,716     41,619,352
*>>  Actua Corp...........................................    41,860         31,868
#*   Adesto Technologies Corp.............................   136,054        866,664
     ADTRAN, Inc..........................................   677,083     11,605,203
#*   Advanced Energy Industries, Inc......................   445,945     25,757,783
*    Agilysys, Inc........................................   407,744      7,800,143
*    Airgain, Inc.........................................    58,409        932,792
#*   Alarm.com Holdings, Inc..............................   376,109     26,658,606
*    Alithya Group, Inc., Class A.........................    70,703        226,250
#*   Alpha & Omega Semiconductor, Ltd.....................   257,477      3,192,715
*    Altair Engineering, Inc., Class A....................    43,955      1,733,585
#*   Ambarella, Inc.......................................   157,140      7,875,857
     American Software, Inc., Class A.....................   361,447      4,680,739
*    Amkor Technology, Inc................................ 2,481,912     22,486,123
#*   Amtech Systems, Inc..................................   209,975      1,390,034
*    Anixter International, Inc...........................   341,977     21,500,094
#*   Appfolio, Inc., Class A..............................   124,923     12,131,273
#*   Applied Optoelectronics, Inc.........................    85,931      1,075,856
*    Aquantia Corp........................................    45,215        429,995
#*   Arlo Technologies, Inc...............................   738,896      2,933,417
     AstroNova, Inc.......................................    65,342      1,634,857
#*   Asure Software, Inc..................................    91,474        636,659
#*   Avaya Holdings Corp..................................   119,512      2,280,289
*    Aviat Networks, Inc..................................     8,967        122,310
#*   Avid Technology, Inc.................................   653,281      4,964,936
     AVX Corp.............................................   644,397     10,510,115
*    Aware, Inc...........................................   122,298        404,806
*    Axcelis Technologies, Inc............................   553,823     11,790,892
#*   AXT, Inc.............................................   533,188      3,039,172
     Badger Meter, Inc....................................   291,424     16,168,204
     Bel Fuse, Inc., Class A..............................     8,954        184,452
     Bel Fuse, Inc., Class B..............................   134,373      3,184,640
#    Belden, Inc..........................................   442,633     24,588,263
     Benchmark Electronics, Inc...........................   258,027      6,974,470
*    BK Technologies Corp.................................    30,643        124,104
#    Blackbaud, Inc.......................................   218,346     17,312,654
*    Bottomline Technologies De, Inc......................   278,967     14,107,361
#*   Boxlight Corp., Class A..............................     4,723         18,325
*    Brightcove, Inc......................................    65,373        655,691

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  BroadVision, Inc.....................................    18,154 $    21,966
#   Brooks Automation, Inc...............................   656,432  24,622,764
*   BSQUARE Corp.........................................    34,170      65,265
#   Cabot Microelectronics Corp..........................   328,904  41,524,130
*   CACI International, Inc., Class A....................   183,881  35,845,762
#*  CalAmp Corp..........................................   694,016  10,139,574
*   Calix, Inc...........................................   946,376   6,482,676
#*  Carbonite, Inc.......................................   500,561  12,278,761
#*  Cardtronics P.L.C., Class A..........................   481,237  17,209,035
*   Casa Systems, Inc....................................    67,221     644,649
    Cass Information Systems, Inc........................   166,624   8,219,562
*   CCUR Holdings, Inc...................................    48,574     161,751
*   CEVA, Inc............................................   302,748   7,626,222
*   ChannelAdvisor Corp..................................    81,893     962,243
*   Ciena Corp...........................................   689,360  26,443,850
*   Cirrus Logic, Inc....................................   572,846  27,256,013
*   Cision, Ltd..........................................   250,785   3,024,467
*   Clearfield, Inc......................................   126,199   1,860,173
#*  Coda Octopus Group, Inc..............................    10,165     155,525
#*  Coherent, Inc........................................    70,788  10,477,332
#   Cohu, Inc............................................   526,959   7,814,802
*   CommScope Holding Co., Inc...........................   114,813   2,845,066
    Communications Systems, Inc..........................    42,363     117,346
*   CommVault Systems, Inc...............................   145,189   7,636,941
*   Computer Task Group, Inc.............................   182,459     844,785
    Comtech Telecommunications Corp......................   256,583   6,037,398
*   Conduent, Inc........................................ 1,976,571  25,359,406
#*  Control4 Corp........................................   508,047   8,845,098
*   CoreLogic, Inc.......................................   420,128  17,061,398
#*  Cray, Inc............................................   529,733  13,910,789
#*  Cree, Inc............................................   834,593  55,158,251
#   CSG Systems International, Inc.......................   317,854  14,192,181
    CSP, Inc.............................................    16,000     210,720
    CTS Corp.............................................   267,817   8,021,119
#*  CUI Global, Inc......................................     4,523       5,880
*   CVD Equipment Corp...................................     8,212      29,810
#*  CyberOptics Corp.....................................   141,245   2,505,686
    Daktronics, Inc...................................... 1,017,095   7,709,580
*   DASAN Zhone Solutions, Inc...........................       955      10,944
*   Data I/O Corp........................................   155,063     773,764
*   Digi International, Inc..............................   226,995   2,921,426
#*  Digimarc Corp........................................     1,239      36,910
*   Digital Turbine, Inc.................................     6,801      25,708
*   Diodes, Inc..........................................   473,230  17,235,037
#*  Domo, Inc., Class B..................................    20,452     783,516
*   DSP Group, Inc.......................................   428,211   6,119,135
#*  Eastman Kodak Co.....................................    44,265     108,892
#   Ebix, Inc............................................   252,068  12,724,393
#*  EchoStar Corp., Class A..............................   135,219   5,388,477
*   eGain Corp...........................................   309,642   3,093,324
#*  Electronics for Imaging, Inc.........................   510,096  18,970,470
*   EMCORE Corp..........................................   245,873     963,822
#*  Endurance International Group Holdings, Inc..........   385,955   2,134,331
#   Entegris, Inc........................................   582,944  23,819,092
#*  Envestnet, Inc.......................................   224,118  15,910,137
*   ePlus, Inc...........................................    97,926   9,233,443
#*  Everspin Technologies, Inc...........................    10,662      90,414
    EVERTEC, Inc.........................................   334,924  10,486,470
*   Evolving Systems, Inc................................     9,500      10,260

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Exela Technologies, Inc..............................    64,643 $   212,675
*   ExlService Holdings, Inc.............................   349,164  20,740,342
*   Extreme Networks, Inc................................   244,703   1,957,624
*   Fabrinet.............................................   424,924  25,716,400
*   FARO Technologies, Inc...............................   202,533  11,392,481
#*  Finisar Corp......................................... 1,251,464  30,172,797
#*  Finjan Holdings, Inc.................................   400,838   1,186,480
#*  Fitbit, Inc., Class A................................ 1,116,931   5,897,396
*   FormFactor, Inc......................................   828,955  15,708,697
*   Frequency Electronics, Inc...........................    53,410     643,590
#   GlobalSCAPE, Inc.....................................   115,598     875,077
    Globant SA...........................................   193,148  16,222,501
*   GSE Systems, Inc.....................................    72,970     186,074
*   GSI Technology, Inc..................................   248,074   2,016,842
#*  GTT Communications, Inc..............................   490,581  20,579,873
    Hackett Group, Inc. (The)............................   594,815   9,130,410
#*  Harmonic, Inc........................................ 1,676,263   9,487,649
*   I3 Verticals, Inc., Class A..........................    32,605     787,085
#*  Ichor Holdings, Ltd..................................   357,357   8,998,249
#*  ID Systems, Inc......................................    47,912     268,786
*   IEC Electronics Corp.................................    95,426     720,466
#*  II-VI, Inc...........................................   585,289  23,317,914
#*  Image Sensing Systems, Inc...........................    27,942     149,490
#*  Immersion Corp.......................................   390,685   3,691,973
#*  Impinj, Inc..........................................    17,015     498,029
#*  Infinera Corp........................................   602,067   2,612,971
*   Information Services Group, Inc......................   216,865     772,039
#*  Inphi Corp...........................................   102,875   4,697,272
#*  Inseego Corp.........................................     6,875      31,419
*   Insight Enterprises, Inc.............................   276,301  15,633,111
#*  Intelligent Systems Corp.............................    32,937     930,800
    InterDigital, Inc....................................   348,715  22,802,474
#*  Internap Corp........................................   317,395   1,250,536
*   inTEST Corp..........................................   183,592   1,215,379
*   Intevac, Inc.........................................   323,035   1,547,338
#*  Iteris, Inc..........................................   134,761     584,863
#*  Itron, Inc...........................................   406,221  21,797,819
#   j2 Global, Inc.......................................   269,078  23,576,614
    Jabil, Inc...........................................   143,058   4,321,782
    KBR, Inc............................................. 1,714,360  38,093,079
#   KEMET Corp...........................................   923,492  16,502,802
*   Key Tronic Corp......................................    55,537     308,230
*   Kimball Electronics, Inc.............................   198,802   3,007,874
#*  Knowles Corp......................................... 1,156,344  21,831,775
#*  Kopin Corp...........................................   857,750   1,072,187
    Kulicke & Soffa Industries, Inc......................   541,046  12,590,140
*   KVH Industries, Inc..................................   238,280   2,335,144
*   Lantronix, Inc.......................................   129,501     470,089
*   Lattice Semiconductor Corp........................... 1,429,812  18,516,065
*   LGL Group, Inc. (The)................................    14,601     105,127
#*  Lightpath Technologies, Inc., Class A................   123,057     184,586
*   Limelight Networks, Inc.............................. 1,795,425   5,332,412
#*  LiveRamp Holdings, Inc...............................   764,293  44,581,211
    LogMeIn, Inc.........................................   106,210   8,751,704
#*  Lumentum Holdings, Inc...............................   415,647  25,757,645
*   Luna Innovations, Inc................................   157,129     697,653
#*  Luxoft Holding, Inc..................................   139,499   8,149,532
#*  MACOM Technology Solutions Holdings, Inc.............   234,846   3,262,011
    MagnaChip Semiconductor Corp.........................   117,697   1,041,618

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Manhattan Associates, Inc............................   575,072 $38,788,606
    ManTech International Corp., Class A.................   263,974  16,363,748
    MAXIMUS, Inc.........................................    31,684   2,333,527
#*  MaxLinear, Inc.......................................   656,488  17,666,092
#*  Maxwell Technologies, Inc............................    76,784     337,082
    Methode Electronics, Inc.............................   390,227  11,515,599
*   MicroStrategy, Inc., Class A.........................    93,066  13,931,980
*   Mimecast, Ltd........................................   156,471   8,059,821
#*  Mitek Systems, Inc...................................   174,716   2,079,120
    MKS Instruments, Inc.................................    93,769   8,533,917
#*  MoneyGram International, Inc.........................    30,881     102,216
    Monotype Imaging Holdings, Inc.......................   439,710   7,580,600
#   MTS Systems Corp.....................................   153,264   8,426,455
*   Nanometrics, Inc.....................................   423,253  12,608,707
#*  Napco Security Technologies, Inc.....................   288,589   7,151,235
#*  NCR Corp.............................................   783,307  22,676,738
#*  NeoPhotonics Corp....................................   851,018   5,812,453
*   Net Element, Inc.....................................    21,646     122,300
#*  NETGEAR, Inc.........................................   365,954  11,355,553
#*  Netscout Systems, Inc................................   915,099  26,903,911
*   NetSol Technologies, Inc.............................    87,935     638,408
    Network-1 Technologies, Inc..........................   190,714     471,064
    NIC, Inc.............................................   800,983  13,824,967
*   Novanta, Inc.........................................   344,355  29,965,772
*   Nuance Communications, Inc...........................    18,510     311,523
#   NVE Corp.............................................    61,823   5,923,262
*   OneSpan, Inc.........................................   459,138   8,512,419
*   Optical Cable Corp...................................    26,264     127,906
#*  OSI Systems, Inc.....................................   220,746  19,895,837
#*  PAR Technology Corp..................................   168,661   3,998,952
#*  Park City Group, Inc.................................     1,617      12,499
    Park Electrochemical Corp............................   389,185   6,402,093
*   Paylocity Holding Corp...............................   180,311  17,409,027
#   Paysign, Inc.........................................    30,328     246,567
    PC Connection, Inc...................................    80,463   2,990,005
*   PCM, Inc.............................................   141,976   3,917,118
    PC-Tel, Inc..........................................   178,818     845,809
#*  PDF Solutions, Inc...................................   255,869   3,321,180
#   Pegasystems, Inc.....................................    64,117   4,809,416
*   Perceptron, Inc......................................   104,810     763,017
#*  Perficient, Inc......................................   387,983  11,422,220
    Perspecta, Inc.......................................   561,816  12,966,713
#*  PFSweb, Inc..........................................   380,525   1,758,025
#*  Photronics, Inc......................................   560,796   5,237,835
#*  Pixelworks, Inc......................................   402,266   1,854,446
#   Plantronics, Inc.....................................   381,301  19,629,375
*   Plexus Corp..........................................   369,938  22,262,869
    Power Integrations, Inc..............................   288,214  22,774,670
#   Presidio, Inc........................................    18,645     280,048
*   PRGX Global, Inc.....................................   246,104   1,973,754
    Progress Software Corp...............................   506,828  23,116,425
#   QAD, Inc., Class A...................................   133,789   6,270,690
    QAD, Inc., Class B...................................    15,510     514,157
#*  Qualys, Inc..........................................   387,284  34,956,254
*   Quantenna Communications, Inc........................   289,427   7,047,547
*   Qumu Corp............................................    38,807     122,242
*   Rambus, Inc.......................................... 1,288,981  14,771,722
#*  RealNetworks, Inc....................................   175,968     457,517
#*  Resonant, Inc........................................     9,824      29,668

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES       VALUE+
                                                          --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
#   RF Industries, Ltd...................................    87,582 $      661,244
*   Ribbon Communications, Inc...........................   711,774      3,815,109
    Richardson Electronics, Ltd..........................    83,382        487,785
#*  Rogers Corp..........................................   198,831     33,308,169
*   Rudolph Technologies, Inc............................   383,082      9,266,754
*   Sanmina Corp.........................................   764,787     25,941,575
    Sapiens International Corp. NV.......................    45,878        705,145
*   ScanSource, Inc......................................   243,686      9,174,778
#   Science Applications International Corp..............   518,425     38,855,954
*   Seachange International, Inc.........................   319,262        424,618
#*  SecureWorks Corp., Class A...........................     2,110         40,976
*   Semtech Corp.........................................   674,047     36,310,912
*   ServiceSource International, Inc.....................   446,233        473,007
#   Sigma Designs, Inc...................................   308,350         49,675
*   Sigmatron International, Inc.........................     5,900         16,166
*   Silicon Laboratories, Inc............................   353,830     38,093,338
#*  SMART Global Holdings, Inc...........................   313,965      6,825,599
#*  SMTC Corp............................................    81,160        275,132
    SolarEdge Technologies, Inc..........................   221,197      9,799,027
*   SPS Commerce, Inc....................................    50,266      5,214,595
#*  StarTek, Inc.........................................   464,181      3,202,849
*   Steel Connect, Inc...................................   720,906      1,412,976
#*  Stratasys, Ltd.......................................   279,360      6,495,120
*   Super Micro Computer, Inc............................   499,932     11,208,475
*   Support.com, Inc.....................................     4,802         10,228
#   Switch, Inc., Class A................................    10,832        117,744
*   Sykes Enterprises, Inc...............................   435,702     12,090,730
#*  Synaptics, Inc.......................................   340,521     12,827,426
*   Synchronoss Technologies, Inc........................   330,091      1,775,890
    SYNNEX Corp..........................................   195,159     21,053,753
*   Tech Data Corp.......................................   393,553     41,956,685
*   Telaria, Inc.........................................   382,811      2,760,067
#*  Telenav, Inc.........................................   393,527      2,451,673
*   Teradata Corp........................................       826         37,558
    TESSCO Technologies, Inc.............................    92,848      1,721,402
#   TiVo Corp............................................ 1,360,324     12,746,236
    TransAct Technologies, Inc...........................    85,682        807,124
    Travelport Worldwide, Ltd............................ 1,229,254     19,274,703
*   Trio-Tech International..............................     3,256         10,419
    TTEC Holdings, Inc...................................   445,706     16,250,441
#*  TTM Technologies, Inc................................   988,776     13,091,394
#*  Ultra Clean Holdings, Inc............................ 1,010,237     12,092,537
#*  Unisys Corp..........................................   553,930      6,209,555
#*  Upland Software, Inc.................................   153,349      7,129,195
#*  USA Technologies, Inc................................   109,198        619,153
#*  Veeco Instruments, Inc...............................   798,511      9,725,864
#*  Verint Systems, Inc..................................   500,169     30,205,206
#*  Veritone, Inc........................................    38,516        238,414
    Versum Materials, Inc................................   500,293     26,105,289
#*  ViaSat, Inc..........................................   180,110     16,357,590
*   Viavi Solutions, Inc................................. 1,262,298     16,788,563
*   Virtusa Corp.........................................   407,826     22,654,734
    Vishay Intertechnology, Inc.......................... 1,131,435     22,413,727
#*  Vishay Precision Group, Inc..........................   176,980      6,702,233
    Wayside Technology Group, Inc........................    14,899        176,404
*   Wireless Telecom Group, Inc..........................   138,822        213,786
    Xperi Corp...........................................   515,858     12,819,071
*   Zix Corp............................................. 1,089,099      8,876,157
                                                                    --------------
TOTAL INFORMATION TECHNOLOGY.............................            2,520,518,707
                                                                    --------------

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
MATERIALS -- (4.4%)
#   Advanced Emissions Solutions, Inc....................    27,722 $   313,259
*   AdvanSix, Inc........................................    82,306   2,488,110
#*  AgroFresh Solutions, Inc.............................    96,715     308,521
#*  AK Steel Holding Corp................................ 2,478,939   5,999,032
#*  Allegheny Technologies, Inc.......................... 1,259,746  31,392,870
    American Vanguard Corp...............................   331,370   5,215,764
#*  Ampco-Pittsburgh Corp................................       864       2,782
    Balchem Corp.........................................   306,578  31,120,733
    Boise Cascade Co.....................................   444,608  12,311,196
    Cabot Corp...........................................   388,100  17,611,978
#   Carpenter Technology Corp............................   499,156  24,793,079
#*  Century Aluminum Co..................................   754,540   6,345,681
    Chase Corp...........................................    62,170   5,823,464
#*  Clearwater Paper Corp................................   127,285   2,567,338
#   Cleveland-Cliffs, Inc................................ 3,429,529  34,260,995
#*  Coeur Mining, Inc.................................... 1,800,634   6,500,289
#   Commercial Metals Co................................. 1,177,629  20,361,205
#   Compass Minerals International, Inc..................   344,162  19,751,457
    Core Molding Technologies, Inc.......................    58,140     472,097
    Domtar Corp..........................................   757,834  37,058,083
#   Eagle Materials, Inc.................................    41,609   3,782,674
#   Element Solutions, Inc............................... 2,217,237  24,079,194
*   Ferro Corp...........................................   856,492  15,305,512
    Ferroglobe P.L.C.....................................   515,506   1,108,338
#*  Flotek Industries, Inc...............................   518,504   1,851,059
#*  Forterra, Inc........................................    50,851     235,949
#   Friedman Industries, Inc.............................    80,283     590,080
    FutureFuel Corp......................................   377,348   5,543,242
#*  GCP Applied Technologies, Inc........................   562,842  16,204,221
    Gold Resource Corp...................................   639,156   2,339,311
#   Graphic Packaging Holding Co.........................   715,372   9,929,363
    Greif, Inc., Class A.................................   268,571  10,613,926
    Greif, Inc., Class B.................................    20,402     992,557
    Hawkins, Inc.........................................   133,118   4,913,385
    Haynes International, Inc............................   162,937   5,264,494
#   HB Fuller Co.........................................   518,754  25,403,383
#   Hecla Mining Co...................................... 1,937,175   4,068,068
*   Ingevity Corp........................................    98,112  11,283,861
    Innophos Holdings, Inc...............................   236,305   7,606,658
    Innospec, Inc........................................   271,017  22,987,662
*   Intrepid Potash, Inc................................. 1,000,345   3,721,283
    Kaiser Aluminum Corp.................................   156,943  15,443,191
#*  Koppers Holdings, Inc................................   243,398   6,508,463
*   Kraton Corp..........................................   316,614  10,391,271
#   Kronos Worldwide, Inc................................   493,490   6,711,464
    Louisiana-Pacific Corp...............................   939,321  23,529,991
#*  LSB Industries, Inc..................................   351,460   2,056,041
    Materion Corp........................................   177,486  10,299,513
#   McEwen Mining, Inc...................................   113,975     157,286
#   Mercer International, Inc............................   514,278   7,282,176
    Minerals Technologies, Inc...........................   375,906  23,595,620
    Myers Industries, Inc................................   540,380   9,667,398
    Neenah, Inc..........................................   165,567  11,233,721
#   Nexa Resources SA....................................     2,725      32,264
    Northern Technologies International Corp.............    37,115     982,805
    Olin Corp............................................   751,942  16,309,622
    Olympic Steel, Inc...................................   113,612   1,842,787
*   OMNOVA Solutions, Inc................................   814,996   6,030,970
#   Owens-Illinois, Inc..................................   972,243  19,211,522

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES      VALUE+
                                                          --------- ------------
MATERIALS -- (Continued)
#   PH Glatfelter Co.....................................   340,480 $  5,372,774
    PolyOne Corp.........................................   739,957   20,452,411
*   PQ Group Holdings, Inc...............................    20,404      322,587
#   Quaker Chemical Corp.................................   131,501   29,432,554
*   Ramaco Resources, Inc................................    16,468      110,665
#   Rayonier Advanced Materials, Inc.....................   737,225   10,940,419
    Resolute Forest Products, Inc........................   274,488    2,171,200
*   Ryerson Holding Corp.................................   590,332    5,106,372
    Schnitzer Steel Industries, Inc., Class A............   255,100    6,050,972
    Schweitzer-Mauduit International, Inc................   401,272   14,273,245
#   Scotts Miracle-Gro Co. (The).........................    40,847    3,472,812
#   Sensient Technologies Corp...........................   393,938   27,622,933
#   Silgan Holdings, Inc.................................   695,724   20,829,977
    Stepan Co............................................   220,814   20,434,128
#*  Summit Materials, Inc., Class A......................   649,126   11,372,688
#*  SunCoke Energy, Inc..................................   788,047    6,785,085
#   Synalloy Corp........................................    58,782    1,037,502
#*  TimkenSteel Corp.....................................   870,736    8,829,263
#*  Trecora Resources....................................   198,897    1,859,687
    Tredegar Corp........................................   339,934    6,125,611
    Trinseo SA...........................................   312,238   14,035,098
*   Tronox Holdings P.L.C., Class A......................   910,836   12,879,221
*   UFP Technologies, Inc................................    40,108    1,459,931
    United States Lime & Minerals, Inc...................    41,808    3,383,103
#   United States Steel Corp.............................   437,644    6,827,246
*   Universal Stainless & Alloy Products, Inc............    89,074    1,281,775
#*  US Concrete, Inc.....................................   251,253   11,841,554
#   Valvoline, Inc.......................................   793,389   14,677,696
*   Venator Materials P.L.C..............................    50,126      303,764
*   Verso Corp., Class A.................................   322,690    7,202,441
    Warrior Met Coal, Inc................................    59,040    1,830,240
    Worthington Industries, Inc..........................   635,835   25,516,059
                                                                    ------------
TOTAL MATERIALS..........................................            917,649,271
                                                                    ------------
REAL ESTATE -- (0.6%)
    Alexander & Baldwin, Inc.............................   132,538    3,130,548
    Altisource Asset Management Corp.....................     4,782      129,114
    Altisource Portfolio Solutions SA....................   113,149    2,678,237
#   CKX Lands, Inc.......................................     5,107       52,142
#   Consolidated-Tomoka Land Co..........................    45,061    2,793,782
#*  Five Point Holdings LLC, Class A.....................    12,587      107,115
*   Forestar Group, Inc..................................    38,351      739,024
*   FRP Holdings, Inc....................................   100,264    5,082,382
    Griffin Industrial Realty, Inc.......................    22,068      805,703
    HFF, Inc., Class A...................................   411,760   19,595,658
#*  Howard Hughes Corp. (The)............................     1,772      196,692
*   InterGroup Corp. (The)...............................     1,860       58,032
*   JW Mays, Inc.........................................       200        7,500
#   Kennedy-Wilson Holdings, Inc......................... 1,330,242   28,653,413
#*  Marcus & Millichap, Inc..............................   305,996   13,188,428
#*  Maui Land & Pineapple Co., Inc.......................   103,582    1,239,876
    Newmark Group, Inc., Class A.........................    58,636      499,579
*   Rafael Holdings, Inc., Class B.......................   237,514    3,847,727
    RE/MAX Holdings, Inc., Class A.......................   168,135    7,285,290
#   Realogy Holdings Corp................................ 1,246,156   16,224,951
    RMR Group, Inc. (The), Class A.......................    94,879    5,487,801
#*  St Joe Co. (The).....................................   229,759    3,915,093
*   Stratus Properties, Inc..............................    46,869    1,255,152
#*  Tejon Ranch Co.......................................   299,348    5,163,753

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                          ------- ---------------
REAL ESTATE -- (Continued)
#*  Trinity Place Holdings, Inc..........................  55,114 $       216,047
                                                                  ---------------
TOTAL REAL ESTATE........................................             122,353,039
                                                                  ---------------
UTILITIES -- (3.0%)
    ALLETE, Inc.......................................... 436,988      35,592,673
#   American States Water Co............................. 380,399      27,072,997
*   AquaVenture Holdings, Ltd............................  15,441         300,327
    Artesian Resources Corp., Class A.................... 101,378       3,677,994
    Atlantica Yield P.L.C................................ 312,040       6,393,700
    Avista Corp.......................................... 633,808      27,342,477
#   Black Hills Corp..................................... 417,246      30,358,819
#   California Water Service Group....................... 468,280      23,596,629
    Chesapeake Utilities Corp............................ 154,205      14,285,551
#   Clearway Energy, Inc., Class A....................... 323,835       4,977,344
#   Clearway Energy, Inc., Class C....................... 583,529       9,260,605
#   Connecticut Water Service, Inc....................... 155,090      10,634,521
    Consolidated Water Co., Ltd.......................... 145,701       1,844,575
    El Paso Electric Co.................................. 402,625      24,604,414
#   Genie Energy, Ltd., Class B.......................... 280,645       2,438,805
#   Hawaiian Electric Industries, Inc.................... 519,166      21,535,006
    IDACORP, Inc.........................................  21,319       2,111,007
    MGE Energy, Inc...................................... 339,202      22,994,504
    Middlesex Water Co................................... 216,738      12,568,637
    New Jersey Resources Corp............................ 601,780      30,137,142
#   Northwest Natural Holding Co......................... 286,251      19,147,329
    NorthWestern Corp.................................... 481,550      33,636,267
    ONE Gas, Inc......................................... 298,386      26,413,129
#   Ormat Technologies, Inc.............................. 465,505      27,166,872
    Otter Tail Corp...................................... 373,678      19,169,681
#   Pattern Energy Group, Inc., Class A.................. 821,548      18,994,190
    PNM Resources, Inc................................... 769,055      35,714,914
    Portland General Electric Co......................... 337,760      17,668,226
*   Pure Cycle Corp......................................   1,400          14,070
    RGC Resources, Inc...................................  25,004         692,611
    SJW Group............................................ 198,667      12,329,274
#   South Jersey Industries, Inc......................... 809,574      26,003,517
    Southwest Gas Holdings, Inc.......................... 240,655      20,020,089
    Spark Energy, Inc., Class A.......................... 126,220       1,194,041
    Spire, Inc........................................... 447,695      37,691,442
#   TerraForm Power, Inc., Class A.......................  40,655         551,282
    Unitil Corp.......................................... 200,365      11,402,772
    York Water Co. (The)................................. 163,522       5,564,654
                                                                  ---------------
TOTAL UTILITIES..........................................             625,102,087
                                                                  ---------------
TOTAL COMMON STOCKS......................................          17,890,664,004
                                                                  ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    GCI Liberty, Inc.....................................  82,743       1,862,140
                                                                  ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
    Social Reality, Inc. Rights 12/31/19, Class A........  11,370             341
                                                                  ---------------
ENERGY -- (0.0%)
    Parker Drilling Co. Warrents 09/16/24................   1,405               0
                                                                  ---------------

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                              SHARES        VALUE+
                                                            ----------- ---------------
HEALTH CARE -- (0.0%)
*>>   Biocept, Inc. Warrant 08/02/2023.....................     479,820 $             0
                                                                        ---------------
TOTAL RIGHTS/WARRANTS......................................                         341
                                                                        ---------------
TOTAL INVESTMENT SECURITIES................................              17,892,526,485
                                                                        ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money
        Market Fund 2.370%................................. 164,503,671     164,503,671
                                                                        ---------------
SECURITIES LENDING COLLATERAL -- (13.3%)
@(S)  The DFA Short Term Investment Fund................... 240,269,928   2,780,163,333
                                                                        ---------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $16,850,786,859)..................................             $20,837,193,489
                                                                        ===============

As of April 30, 2019, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                            UNREALIZED
                                         NUMBER OF EXPIRATION                              APPRECIATION
DESCRIPTION                              CONTRACTS    DATE    NOTIONAL VALUE MARKET VALUE (DEPRECIATION)
-----------                              --------- ---------- -------------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................  1,102     06/21/19   $153,579,006  $162,462,350   $8,883,344
                                                               ------------  ------------   ----------
TOTAL FUTURES CONTRACTS.................                       $153,579,006  $162,462,350   $8,883,344
                                                               ============  ============   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.................... $   729,458,007             --   --    $   729,458,007
   Consumer Discretionary....................   2,632,923,011 $       13,049   --      2,632,936,060
   Consumer Staples..........................     782,366,798             --   --        782,366,798
   Energy....................................     978,308,610             --   --        978,308,610
   Financials................................   3,517,091,407         26,704   --      3,517,118,111
   Health Care...............................   1,564,048,717          3,953   --      1,564,052,670
   Industrials...............................   3,500,647,144        153,500   --      3,500,800,644
   Information Technology....................   2,520,486,839         31,868   --      2,520,518,707
   Materials.................................     917,649,271             --   --        917,649,271
   Real Estate...............................     122,353,039             --   --        122,353,039
   Utilities.................................     625,102,087             --   --        625,102,087
Preferred Stocks
   Communication Services....................       1,862,140             --   --          1,862,140
Rights/Warrants
    Consumer Discretionary...................              --            341   --                341
Temporary Cash Investments...................     164,503,671             --   --        164,503,671
Securities Lending Collateral................              --  2,780,163,333   --      2,780,163,333
Futures Contracts**..........................       8,883,344             --   --          8,883,344
                                              --------------- --------------   --    ---------------
TOTAL........................................ $18,065,684,085 $2,780,392,748   --    $20,846,076,833
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMON STOCKS -- (88.4%)
COMMUNICATION SERVICES -- (3.0%)
    A.H. Belo Corp., Class A....................................   497,510 $ 1,796,011
*   Alaska Communications Systems Group, Inc....................    75,647     131,626
#   AMC Entertainment Holdings, Inc., Class A...................    88,616   1,343,419
    ATN International, Inc......................................   145,742   8,897,549
#*  AutoWeb, Inc................................................     3,221      10,951
*   Ballantyne Strong, Inc......................................   102,209     202,374
    Beasley Broadcast Group, Inc., Class A......................     8,036      29,492
#*  Boingo Wireless, Inc........................................   347,011   7,891,030
#*  Boston Omaha Corp., Class A.................................       761      17,922
#*  Care.com, Inc...............................................   166,832   2,794,436
#*  Cars.com, Inc...............................................   304,060   6,327,489
    CbdMD, Inc..................................................     3,300      20,064
#*  Central European Media Enterprises, Ltd., Class A...........   112,346     444,890
#*  Cincinnati Bell, Inc........................................   490,613   4,366,456
*   Clear Channel Outdoor Holdings, Inc., Class A...............    45,418     222,094
    Cogent Communications Holdings, Inc.........................   107,223   5,921,926
#*  comScore, Inc...............................................   135,588   1,701,629
#   Consolidated Communications Holdings, Inc...................   250,560   1,292,890
*   Cumulus Media, Inc., Class A................................     5,127      92,901
#*  Daily Journal Corp..........................................       472     105,256
*   DHI Group, Inc..............................................    27,645      84,317
    Emerald Expositions Events, Inc.............................    84,119   1,181,872
*   Emmis Communications Corp., Class A.........................    25,045      89,661
#   Entercom Communications Corp., Class A......................   961,765   6,616,943
    Entravision Communications Corp., Class A...................   936,388   2,687,434
#*  Eros International P.L.C....................................    20,324     176,412
    EW Scripps Co. (The), Class A...............................   599,606  13,665,021
#*  Fluent, Inc.................................................     5,059      35,565
#*  Frontier Communications Corp................................     2,389       6,809
#   Gannett Co., Inc............................................ 1,179,071  11,000,732
*   Glu Mobile, Inc.............................................   119,683   1,309,332
*   Gray Television, Inc........................................   665,256  15,586,948
*   Gray Television, Inc., Class A..............................    39,558     878,188
*   Harte-Hanks, Inc............................................    34,467     116,498
*   Hemisphere Media Group, Inc.................................    61,957     905,192
    IDT Corp., Class B..........................................   230,718   1,642,712
*   IMAX Corp...................................................   380,762   9,282,978
*   Insignia Systems, Inc.......................................     8,080      10,908
#*  Iridium Communications, Inc.................................   420,130  11,536,770
*   Lee Enterprises, Inc........................................    85,075     238,210
*   Liberty Media Corp.-Liberty Braves, Class A.................    21,098     598,339
*   Liberty Media Corp.-Liberty Braves, Class C.................    37,383   1,052,331
*   Liberty TripAdvisor Holdings, Inc., Class A.................   683,796  10,079,153
*   LICT Corp...................................................         1      10,888
*   Loral Space & Communications, Inc...........................    26,597     979,302
*   Marchex, Inc., Class B......................................    75,871     361,905
    Marcus Corp. (The)..........................................   199,120   7,490,894
#*  McClatchy Co. (The), Class A................................    28,525      89,061
#*  Meet Group, Inc. (The)......................................   555,182   3,086,812
#*  MSG Networks, Inc., Class A.................................   484,839  11,165,842
    National CineMedia, Inc.....................................   347,328   2,424,349
#   New Media Investment Group, Inc.............................   508,787   5,438,933
#*  ORBCOMM, Inc................................................   714,512   5,173,067
*   pdvWireless, Inc............................................    24,848     988,950

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Pegasus Cos., Inc. (The)....................................       454 $    108,733
#*  Professional Diversity Network, Inc.........................     1,600        5,504
#*  QuinStreet, Inc.............................................   348,074    4,967,016
*   Reading International, Inc., Class A........................   159,853    2,439,357
*   Reading International, Inc., Class B........................    11,620      293,405
*   Rosetta Stone, Inc..........................................    74,428    1,877,074
    Saga Communications, Inc., Class A..........................    51,688    1,658,151
    Salem Media Group, Inc......................................    18,082       37,430
#   Scholastic Corp.............................................    99,674    3,974,999
    Shenandoah Telecommunications Co............................   449,832   18,591,557
#*  Social Reality, Inc.........................................     4,419       21,432
    Spok Holdings, Inc..........................................   153,308    2,123,316
#*  TechTarget, Inc.............................................   202,244    3,375,452
    Townsquare Media, Inc., Class A.............................   101,356      572,661
#*  Travelzoo...................................................    57,361    1,007,833
*   Tribune Publishing Co.......................................   131,838    1,418,577
#*  TrueCar Inc.................................................   341,652    2,200,239
#*  Urban One, Inc..............................................    67,585      129,763
*   Vonage Holdings Corp........................................   580,895    5,646,299
*   Zedge, Inc., Class B........................................    70,067      146,090
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            220,197,621
                                                                           ------------
CONSUMER DISCRETIONARY -- (11.7%)
*   1-800-Flowers.com, Inc., Class A............................   399,377    8,502,736
#   Abercrombie & Fitch Co., Class A............................   554,004   16,559,180
#   Acushnet Holdings Corp......................................    20,048      505,410
#   Adient P.L.C................................................    94,480    2,182,488
    AMCON Distributing Co.......................................     5,890      554,632
*   American Axle & Manufacturing Holdings, Inc.................   717,160   10,578,110
#*  American Outdoor Brands Corp................................    82,129      808,971
*   American Public Education, Inc..............................   130,634    4,180,288
*   America's Car-Mart, Inc.....................................   108,818   10,778,423
    Ark Restaurants Corp........................................    36,613      730,246
#*  Asbury Automotive Group, Inc................................   146,319   11,731,857
#*  Ascena Retail Group, Inc.................................... 3,392,270    4,036,801
#*  Ascent Capital Group, Inc., Class A.........................    56,980       39,886
#*  At Home Group, Inc..........................................   266,518    6,260,508
*   Barnes & Noble Education, Inc...............................   404,815    1,740,705
#   Barnes & Noble, Inc.........................................   753,973    3,792,484
    Bassett Furniture Industries, Inc...........................    90,506    1,607,387
#   BBX Capital Corp............................................   326,786    1,810,394
*   Beazer Homes USA, Inc.......................................    70,534      937,397
#   Bed Bath & Beyond, Inc......................................   161,319    2,695,640
#   Big 5 Sporting Goods Corp...................................    77,403      203,570
#   Big Lots, Inc...............................................   196,574    7,304,690
#*  Biglari Holdings, Inc., Class A.............................       982      723,734
*   Biglari Holdings, Inc., Class B.............................    11,251    1,567,602
#   BJ's Restaurants, Inc.......................................   254,018   12,678,038
    Bloomin' Brands, Inc........................................   225,858    4,514,901
#*  Boot Barn Holdings, Inc.....................................   225,810    6,501,070
    Bowl America, Inc., Class A.................................    55,406      842,659
#   Brinker International, Inc..................................   154,118    6,591,627
*   Build-A-Bear Workshop, Inc..................................    84,077      470,831
    Caleres, Inc................................................   493,103   12,934,092
    Callaway Golf Co............................................ 1,105,362   19,410,157
    Canterbury Park Holding Corp................................    10,905      158,341
*   Career Education Corp.......................................   723,488   13,131,307
#   Carriage Services, Inc......................................   207,770    3,646,363
*   Carrols Restaurant Group, Inc...............................   406,372    3,986,509

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Cato Corp. (The), Class A...................................   209,300 $ 3,172,988
*   Cavco Industries, Inc.......................................    92,075  11,488,198
#*  Century Casinos, Inc........................................     9,163      83,383
#*  Century Communities, Inc....................................    89,026   2,263,931
*   Chanticleer Holdings, Inc...................................     8,250      12,128
#   Cheesecake Factory, Inc. (The)..............................   111,236   5,519,530
#   Chico's FAS, Inc............................................   953,953   3,338,836
#   Children's Place, Inc. (The)................................    97,261  10,972,986
*   Chuy's Holdings, Inc........................................   130,985   2,605,292
    Citi Trends, Inc............................................   116,100   2,149,011
#   Clarus Corp.................................................   161,508   2,167,437
    Collectors Universe, Inc....................................    59,788   1,039,713
#*  Conn's, Inc.................................................   278,402   7,202,260
#*  Container Store Group, Inc. (The)...........................    98,545     851,429
#   Cooper Tire & Rubber Co.....................................   322,502   9,629,910
*   Cooper-Standard Holdings, Inc...............................   117,091   5,933,001
#   Core-Mark Holding Co., Inc..................................   272,320   9,898,832
*   Crocs, Inc..................................................   522,598  14,554,354
    Crown Crafts, Inc...........................................    10,147      52,764
    CSS Industries, Inc.........................................    34,177     239,581
*   CTI Industries Corp.........................................     1,700       5,049
    Culp, Inc...................................................   169,469   3,477,504
#   Dave & Buster's Entertainment, Inc..........................   144,306   8,202,353
#*  Del Frisco's Restaurant Group, Inc..........................   197,900   1,325,930
*   Del Taco Restaurants, Inc...................................   390,363   3,923,148
    Delphi Technologies P.L.C...................................    54,564   1,207,501
*   Delta Apparel, Inc..........................................    77,508   1,865,618
#*  Denny's Corp................................................   718,154  13,372,027
#   Designer Brands, Inc........................................   416,435   9,265,679
#*  Destination Maternity Corp..................................    44,239     100,865
#*  Destination XL Group, Inc...................................   205,266     433,111
#   Dillard's, Inc., Class A....................................    16,569   1,134,148
#   Dine Brands Global, Inc.....................................    21,498   1,906,013
*   Dixie Group, Inc. (The).....................................     7,488       5,999
    Dover Motorsports, Inc......................................   149,190     322,250
#*  Drive Shack, Inc............................................   312,269   1,605,063
#*  Duluth Holdings, Inc., Class B..............................    26,501     421,896
    Educational Development Corp................................    73,800     664,200
*   El Pollo Loco Holdings, Inc.................................   265,104   3,388,029
*   Emerson Radio Corp..........................................   114,403     141,162
    Escalade, Inc...............................................    69,594     837,912
    Ethan Allen Interiors, Inc..................................   521,843  11,532,730
*   Everi Holdings, Inc.........................................   316,180   3,253,492
#*  Express, Inc................................................   625,023   2,300,085
#*  Famous Dave's of America, Inc...............................    60,547     312,423
#*  Fiesta Restaurant Group, Inc................................   217,721   2,756,348
    Flanigan's Enterprises, Inc.................................    21,606     538,746
    Flexsteel Industries, Inc...................................    62,090   1,344,869
#*  Fossil Group, Inc...........................................   187,510   2,450,756
*   Fox Factory Holding Corp....................................   238,594  18,514,894
#*  Francesca's Holdings Corp...................................     3,541       2,449
#*  FTD Cos., Inc...............................................     4,552       3,267
*   Full House Resorts, Inc.....................................       683       1,687
#*  Gaia, Inc...................................................    55,587     588,110
#   GameStop Corp., Class A..................................... 1,237,854  10,707,437
    Gaming Partners International Corp..........................    13,461     184,954
#*  Garrett Motion, Inc.........................................    60,336   1,134,317
#*  Genesco, Inc................................................   205,007   9,186,364
*   Genius Brands International, Inc............................    12,352      24,580

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                   SHARES     VALUE+
                                                                  --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    Gentherm, Inc...............................................   398,697 $16,888,805
#*   G-III Apparel Group, Ltd....................................   329,796  14,230,697
#*   GNC Holdings, Inc., Class A, Class A........................    14,658      32,541
#*   Good Times Restaurants, Inc.................................     1,131       2,533
#*   Green Brick Partners, Inc...................................   169,517   1,515,482
#    Group 1 Automotive, Inc.....................................   130,500  10,219,455
#*   Groupon, Inc................................................ 1,165,463   4,102,430
#    Guess?, Inc.................................................   552,465  11,253,712
#*   Habit Restaurants, Inc. (The), Class A......................    90,594     965,732
     Hamilton Beach Brands Holding Co., Class A..................    96,694   1,750,161
#    Haverty Furniture Cos., Inc.................................   130,427   3,106,771
     Haverty Furniture Cos., Inc., Class A.......................    18,855     448,560
#*   Hibbett Sports, Inc.........................................    26,896     556,747
     Hooker Furniture Corp.......................................    95,603   2,849,925
#*   Horizon Global Corp.........................................   100,113     278,314
*    Houghton Mifflin Harcourt Co................................   410,356   2,925,838
*    Hudson, Ltd., Class A.......................................     8,806     135,084
*    Inspired Entertainment, Inc.................................     3,393      26,703
#*   Installed Building Products, Inc............................   202,656   9,733,568
#*   iRobot Corp.................................................    20,606   2,133,545
*    J Alexander's Holdings, Inc.................................    80,864     888,695
#    J. Jill, Inc................................................   188,352   1,056,655
#    Jack in the Box, Inc........................................     3,757     289,665
#*   JAKKS Pacific, Inc..........................................     4,064       4,389
#*   JC Penney Co., Inc..........................................     7,800      10,686
     Johnson Outdoors, Inc., Class A.............................    80,066   6,138,660
*    K12, Inc....................................................   295,720   8,907,086
     KB Home.....................................................   121,271   3,142,132
#*   Kirkland's, Inc.............................................   147,980     870,122
*    Koss Corp...................................................   115,135     238,329
#*   Lakeland Industries, Inc....................................    46,633     591,773
#*   Lands' End, Inc.............................................    23,895     418,401
*>>  Lazare Kaplan International Inc.............................    81,643      11,479
     La-Z-Boy, Inc...............................................   558,862  18,330,674
#    LCI Industries..............................................    38,578   3,389,077
*    Leaf Group, Ltd.............................................   145,294   1,219,017
     Lear Corp...................................................         0           0
#*   Libbey, Inc.................................................   115,809     289,523
#    Liberty Tax, Inc............................................    20,026     180,234
     Lifetime Brands, Inc........................................   104,911     992,458
#*   Lindblad Expeditions Holdings, Inc..........................   147,303   2,387,782
*    Liquidity Services, Inc.....................................   231,836   1,574,166
#    Lithia Motors, Inc., Class A................................    52,741   5,987,158
*    Live Ventures, Inc..........................................     1,917      14,397
*    Luby's, Inc.................................................     8,544      12,389
#*   Lumber Liquidators Holdings, Inc............................   155,740   2,058,883
*    M/I Homes, Inc..............................................   195,293   5,501,404
*    Malibu Boats, Inc., Class A.................................   131,641   5,478,898
#    Marine Products Corp........................................   185,330   2,811,456
#*   MarineMax, Inc..............................................   172,623   2,984,652
*    MasterCraft Boat Holdings, Inc..............................    88,627   2,192,632
     MDC Holdings, Inc...........................................   462,269  14,126,941
*    Meritage Homes Corp.........................................    74,993   3,835,892
*    Modine Manufacturing Co.....................................   413,244   6,111,879
#*   Monarch Casino & Resort, Inc................................    27,353   1,167,700
#    Monro, Inc..................................................    65,947   5,528,337
#*   Motorcar Parts of America, Inc..............................   245,826   5,078,765
     Movado Group, Inc...........................................   163,957   5,845,067
     Nathan's Famous, Inc........................................    55,892   3,859,343

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Nautilus, Inc...............................................   413,111 $ 2,210,144
#*  New Home Co., Inc. (The)....................................    80,743     372,225
    Nobility Homes, Inc.........................................    16,585     379,382
#*  Noodles & Co................................................    82,811     592,099
    Office Depot, Inc........................................... 5,006,646  12,015,950
#*  Overstock.com, Inc..........................................    66,915     881,940
    Oxford Industries, Inc......................................   188,771  15,679,319
    P&F Industries, Inc., Class A...............................     8,593      70,849
#   Papa John's International, Inc..............................    14,200     726,472
#*  Party City Holdco, Inc......................................   289,897   1,942,310
#   PetMed Express, Inc.........................................   202,975   4,435,004
*   Playa Hotels & Resorts NV...................................   218,738   1,749,904
*   PlayAGS, Inc................................................    13,381     322,750
#*  Potbelly Corp...............................................   204,600   1,820,940
*   QEP Co., Inc................................................     9,082     220,239
*   Quotient Technology Inc.....................................   112,908   1,048,915
    RCI Hospitality Holdings, Inc...............................    60,552   1,378,769
*   Red Lion Hotels Corp........................................   179,591   1,422,361
#*  Red Robin Gourmet Burgers, Inc..............................   179,457   5,748,008
*   Regis Corp..................................................   336,264   6,294,862
#*  Rent-A-Center, Inc..........................................   104,276   2,599,601
    Rocky Brands, Inc...........................................    55,336   1,411,621
    RTW RetailWinds, Inc........................................   316,827     735,039
*   Rubicon Project, Inc. (The).................................   212,253   1,356,297
    Ruth's Hospitality Group, Inc...............................   402,341  10,452,819
#*  Sally Beauty Holdings, Inc..................................   148,077   2,620,963
#*  SeaWorld Entertainment, Inc.................................    91,447   2,434,319
#*  Sequential Brands Group, Inc................................     6,074       5,646
#*  Shake Shack, Inc., Class A..................................    47,066   2,885,146
*   Shiloh Industries, Inc......................................   202,309   1,157,207
#   Shoe Carnival, Inc..........................................   127,656   4,552,213
#*  Shutterfly, Inc.............................................   168,191   7,371,812
#   Shutterstock, Inc...........................................   125,408   5,072,754
#   Signet Jewelers, Ltd........................................   141,935   3,290,053
    Skyline Champion Corp.......................................   142,211   3,002,074
#*  Sleep Number Corp...........................................   443,759  15,442,813
#   Sonic Automotive, Inc., Class A.............................   340,210   6,882,448
#*  Sonos, Inc..................................................    53,802     587,518
#*  Sotheby's...................................................   101,370   4,275,787
    Speedway Motorsports, Inc...................................   316,994   5,816,840
#*  Sportsman's Warehouse Holdings, Inc.........................     2,056       9,170
#*  Stamps.com, Inc.............................................    20,504   1,759,243
    Standard Motor Products, Inc................................   273,034  13,643,509
*   Stoneridge, Inc.............................................   310,831   9,769,418
#   Strattec Security Corp......................................    33,460   1,013,503
    Superior Group of Cos, Inc..................................   114,059   1,909,348
#   Superior Industries International, Inc......................   251,079   1,242,841
*   Sypris Solutions, Inc.......................................   129,104     129,104
#   Tailored Brands, Inc........................................   307,927   2,509,605
*   Tandy Leather Factory, Inc..................................   101,284     599,601
*   Taylor Morrison Home Corp., Class A.........................   191,496   3,707,363
    Tile Shop Holdings, Inc.....................................    49,751     241,790
    Tilly's, Inc., Class A......................................   143,406   1,686,455
*   TopBuild Corp...............................................    53,039   3,777,968
    Tower International, Inc....................................   165,175   3,855,184
*   Town Sports International Holdings, Inc.....................   110,650     401,660
*   Trans World Entertainment Corp..............................    12,026       4,331
*   TravelCenters of America LLC................................   167,817     672,946
#*  TRI Pointe Group, Inc.......................................   145,555   1,899,493

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Tuesday Morning Corp........................................     3,557 $      8,003
    Tupperware Brands Corp......................................   123,315    2,934,897
#*  Turtle Beach Corp...........................................     2,100       21,504
*   Unifi, Inc..................................................   167,869    3,390,954
*   Universal Electronics, Inc..................................   141,903    5,399,409
*   Universal Technical Institute, Inc..........................   239,205      810,905
#*  US Auto Parts Network, Inc..................................     7,419        7,419
*   Vera Bradley, Inc...........................................       496        6,091
#*  Vince Holding Corp..........................................     2,376       32,076
#*  Vista Outdoor, Inc..........................................   982,323    8,477,447
#*  Visteon Corp................................................     7,145      471,713
#*  Vitamin Shoppe, Inc.........................................    72,371      454,490
*   VOXX International Corp.....................................    35,738      155,818
#*  Vuzix Corp..................................................     9,749       23,105
#*  Weight Watchers International, Inc..........................   209,377    4,275,478
    Weyco Group, Inc............................................   110,826    3,802,440
#*  William Lyon Homes, Class A.................................    92,161    1,553,834
#   Wingstop, Inc...............................................   193,427   14,559,250
    Winmark Corp................................................    54,273   10,016,082
#   Winnebago Industries, Inc...................................   345,353   12,215,136
#*  ZAGG, Inc...................................................   237,139    1,954,025
    Zovio, Inc..................................................   100,203      603,222
#*  Zumiez, Inc.................................................   229,101    6,100,960
                                                                           ------------
TOTAL CONSUMER DISCRETIONARY....................................            870,373,164
                                                                           ------------
CONSUMER STAPLES -- (3.4%)
#   Alico, Inc..................................................    77,475    2,152,256
    Andersons, Inc. (The).......................................   270,815    8,855,650
*   Arcadia Biosciences, Inc....................................     2,400       14,424
*   Avon Products, Inc.......................................... 3,846,491   12,231,841
*   Bridgford Foods Corp........................................    72,953    2,042,684
#   Calavo Growers, Inc.........................................   186,692   17,886,961
#   Cal-Maine Foods, Inc........................................    37,917    1,558,768
#*  Central Garden & Pet Co.....................................    74,584    2,012,276
*   Central Garden & Pet Co., Class A...........................   300,481    7,355,775
#*  Chefs' Warehouse, Inc. (The)................................   265,327    8,670,886
#   Coca-Cola Consolidated, Inc.................................    72,733   23,640,407
*   Coffee Holding Co., Inc.....................................    36,925      187,948
*   Craft Brew Alliance, Inc....................................   226,004    3,188,916
#   Dean Foods Co...............................................   193,924      329,671
*   Edgewell Personal Care Co...................................    43,637    1,799,154
#*  elf Beauty Inc..............................................    84,790    1,084,464
#*  Farmer Brothers Co..........................................   144,233    2,907,737
    Fresh Del Monte Produce, Inc................................     4,693      138,490
#*  Hostess Brands, Inc.........................................   609,001    8,160,613
    Ingles Markets, Inc., Class A...............................   131,189    3,601,138
    Inter Parfums, Inc..........................................   301,212   21,834,858
#   John B. Sanfilippo & Son, Inc...............................   108,300    7,809,513
*   Landec Corp.................................................   245,729    2,582,612
#*  Lifevantage Corp............................................    10,307      117,294
*   Lifeway Foods, Inc..........................................     4,260        8,903
#   Limoneira Co................................................    74,656    1,705,143
    Mannatech, Inc..............................................    11,825      212,377
    Medifast, Inc...............................................   129,943   19,061,339
#   MGP Ingredients, Inc........................................   188,068   16,525,535
*   Natural Alternatives International, Inc.....................    74,759      972,615
#*  Natural Grocers by Vitamin Cottage, Inc.....................   107,958    1,336,520
#   Natural Health Trends Corp..................................     5,957       68,863
#*  Nature's Sunshine Products, Inc.............................   163,358    1,470,222

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER STAPLES -- (Continued)
#*  New Age Beverages Corp......................................     7,200 $     38,880
    Oil-Dri Corp. of America....................................    56,732    1,804,645
    PriceSmart, Inc.............................................    19,767    1,182,264
#*  Primo Water Corp............................................   273,729    4,311,232
#*  Pyxus International, Inc....................................    48,108    1,098,306
#*  Revlon, Inc., Class A.......................................    71,252    1,521,230
#*  RiceBran Technologies.......................................    37,765      113,673
#   Rocky Mountain Chocolate Factory, Inc.......................    70,528      694,348
*   S&W Seed Co.................................................    45,555      133,932
*   Seneca Foods Corp., Class A.................................    54,757    1,355,236
*   Seneca Foods Corp., Class B.................................    11,120      271,662
*   Simply Good Foods Co. (The).................................    95,270    2,139,764
#*  Smart & Final Stores, Inc...................................   251,608    1,643,000
    SpartanNash Co..............................................   382,355    6,182,680
*   Tofutti Brands, Inc.........................................     3,743        7,074
#   Turning Point Brands, Inc...................................    67,729    2,896,769
#*  United Natural Foods, Inc...................................   736,651    9,517,531
    United-Guardian, Inc........................................    39,576      752,340
    Universal Corp..............................................   109,125    5,877,473
#   Vector Group, Ltd...........................................   328,969    3,135,075
#   Village Super Market, Inc., Class A.........................    74,356    2,184,579
#   WD-40 Co....................................................    92,091   15,494,311
#   Weis Markets, Inc...........................................   205,516    8,641,948
*   Willamette Valley Vineyards, Inc............................     3,868       28,352
                                                                           ------------
TOTAL CONSUMER STAPLES..........................................            252,552,157
                                                                           ------------
ENERGY -- (5.7%)
*   Abraxas Petroleum Corp......................................   324,266      447,487
    Adams Resources & Energy, Inc...............................    39,391    1,423,985
#*  Alta Mesa Resources, Inc., Class A..........................    76,935       16,926
#*  Approach Resources, Inc.....................................     7,969        2,724
#   Arch Coal, Inc., Class A....................................   100,065    9,704,304
    Archrock, Inc...............................................   706,611    7,143,837
*   Ardmore Shipping Corp.......................................   206,214    1,439,374
*   Aspen Aerogels, Inc.........................................    73,659      301,265
*   Barnwell Industries, Inc....................................    68,834       91,591
#*  Basic Energy Services, Inc..................................    21,454       54,064
#   Berry Petroleum Corp........................................    57,434      652,450
#*  Bonanza Creek Energy, Inc...................................   195,861    4,714,374
#*  Bristow Group, Inc..........................................   645,517      325,986
*   C&J Energy Services, Inc....................................   305,434    4,291,348
#*  California Resources Corp...................................   241,991    5,101,170
#*  Callon Petroleum Co......................................... 1,076,330    8,083,238
#*  CARBO Ceramics, Inc.........................................       109          296
#*  Carrizo Oil & Gas, Inc......................................   563,063    7,218,468
#*  Chaparral Energy, Inc., Class A.............................    11,161       77,681
#*  Clean Energy Fuels Corp.....................................   390,112    1,224,952
#*  Cloud Peak Energy, Inc......................................     5,556          336
*   CNX Resources Corp..........................................    63,037      564,812
*   CONSOL Energy, Inc..........................................   137,646    4,666,199
#*  Contango Oil & Gas Co.......................................   192,381      580,991
#*  Contura Energy, Inc.........................................    20,999    1,183,294
#*  Covia Holdings Corp.........................................         1            5
#*  Dawson Geophysical Co.......................................   111,566      312,385
#*  Denbury Resources, Inc...................................... 3,059,358    6,822,368
#   DHT Holdings, Inc........................................... 1,105,368    5,891,611
#*  Diamond Offshore Drilling, Inc..............................   325,397    3,159,605
#   DMC Global, Inc.............................................   121,145    8,395,349
*   Dorian LPG, Ltd.............................................   334,273    2,680,869

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
ENERGY -- (Continued)
#*  Dril-Quip, Inc..............................................   354,822 $15,456,046
#*  Earthstone Energy, Inc., Class A............................   196,724   1,318,051
*   Era Group, Inc..............................................   114,507   1,103,847
    Evolution Petroleum Corp....................................   240,879   1,693,379
*   Exterran Corp...............................................    78,729   1,119,526
#*  Extraction Oil & Gas, Inc...................................   824,910   3,877,077
#*  Forum Energy Technologies, Inc.............................. 1,198,799   7,168,818
#*  Frank's International NV....................................   671,188   3,919,738
    GasLog, Ltd.................................................   320,134   5,003,694
*   Geospace Technologies Corp..................................   109,101   1,467,408
*   Goodrich Petroleum Corp.....................................    33,705     461,421
#   Green Plains, Inc...........................................   332,729   5,779,503
*   Gulf Island Fabrication, Inc................................    73,246     629,916
#*  Gulfport Energy Corp........................................ 2,330,870  15,267,198
#*  Halcon Resources Corp.......................................    41,073      53,395
    Hallador Energy Co..........................................   176,001     908,165
*   Helix Energy Solutions Group, Inc........................... 1,865,167  14,585,606
#*  HighPoint Resources Corp....................................   179,081     490,682
*   Hornbeck Offshore Services, Inc.............................     3,200       4,160
#*  Independence Contract Drilling, Inc.........................   228,650     647,080
*   International Seaways, Inc..................................   220,123   3,922,592
#*  ION Geophysical Corp........................................    52,641     673,278
#*  Jagged Peak Energy, Inc.....................................     5,433      57,427
*   Keane Group, Inc............................................   687,572   7,212,630
#*  Key Energy Services, Inc....................................     8,319      34,773
*   KLX Energy Services Holdings, Inc...........................    67,540   1,894,497
*   Laredo Petroleum, Inc....................................... 1,727,161   5,216,026
#   Liberty Oilfield Services, Inc., Class A....................     9,768     145,641
#*  Lonestar Resources US, Inc., Class A........................   133,821     532,608
#   Mammoth Energy Services, Inc................................    93,985   1,465,226
#*  Matador Resources Co........................................   118,165   2,326,669
*   Matrix Service Co...........................................   311,406   6,106,672
#*  McDermott International, Inc................................   185,743   1,502,661
#*  Midstates Petroleum Co., Inc................................   127,986   1,634,381
*   Mitcham Industries, Inc.....................................    99,759     372,101
    Montage Resources Corp......................................       636       7,072
#   Nabors Industries, Ltd...................................... 1,909,368   6,682,788
    NACCO Industries, Inc., Class A.............................    40,817   1,669,007
*   Natural Gas Services Group, Inc.............................    88,990   1,430,069
#   Navios Maritime Acquisition Corp............................    10,764      77,501
#*  NCS Multistage Holdings, Inc................................    68,477     271,854
#*  Newpark Resources, Inc......................................   988,986   7,219,598
*   Nine Energy Service, Inc....................................    21,721     437,244
#*  Noble Corp. P.L.C........................................... 3,712,351   9,763,483
#*  Northern Oil and Gas, Inc................................... 1,692,794   4,485,904
#*  Oasis Petroleum, Inc........................................   650,520   3,968,172
*   Oceaneering International, Inc..............................   595,667  11,436,806
*   Oil States International, Inc...............................   701,856  13,559,858
*   Overseas Shipholding Group, Inc., Class A...................   431,687     785,670
#*  Pacific Ethanol, Inc........................................     6,956       7,582
    Panhandle Oil and Gas, Inc., Class A........................   131,035   1,965,525
#*  Par Pacific Holdings, Inc...................................   271,442   5,303,977
#*  Penn Virginia Corp..........................................   125,079   5,616,047
#*  Pioneer Energy Services Corp................................   353,906     615,796
#*  Profire Energy, Inc.........................................     7,831      12,373
*   ProPetro Holding Corp.......................................   567,869  12,566,941
*   QEP Resources, Inc..........................................    95,200     715,904
#*  Renewable Energy Group, Inc.................................   417,409  10,067,905
*   REX American Resources Corp.................................    53,577   4,527,792

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
ENERGY -- (Continued)
#*  RigNet, Inc.................................................    50,225 $    471,613
#*  Ring Energy, Inc............................................ 1,221,511    6,327,427
#*  SAExploration Holdings, Inc.................................       616        2,119
#*  Sanchez Energy Corp.........................................     5,738          660
*   SandRidge Energy, Inc.......................................   290,555    2,429,040
#   Scorpio Tankers, Inc........................................   283,229    7,301,644
#*  SEACOR Holdings, Inc........................................   107,430    4,784,932
#*  SEACOR Marine Holdings, Inc.................................   191,475    2,600,231
#*  Select Energy Services, Inc., Class A.......................   354,625    4,085,280
#   SemGroup Corp., Class A..................................... 1,014,717   13,252,204
#   Ship Finance International, Ltd.............................   382,613    4,882,142
*   SilverBow Resources, Inc....................................    51,943      942,246
    SM Energy Co................................................   246,890    3,932,958
#*  Smart Sand, Inc.............................................   204,493      803,657
#   Solaris Oilfield Infrastructure, Inc., Class A..............   210,304    3,573,065
#*  SRC Energy, Inc.............................................   782,867    4,814,632
#*  Superior Drilling Products, Inc.............................    11,700       11,700
*   Superior Energy Services, Inc............................... 2,412,984    8,662,613
*   Talos Energy, Inc...........................................   192,513    5,717,636
#   Teekay Corp.................................................     3,000       12,480
*   TETRA Technologies, Inc.....................................    67,336      160,260
#*  Tidewater, Inc..............................................   164,987    3,712,208
#*  Ultra Petroleum Corp........................................     8,156        3,429
*   Unit Corp...................................................   590,200    8,003,112
#   US Silica Holdings, Inc..................................... 1,105,810   17,493,914
#*  VAALCO Energy, Inc..........................................   238,260      550,381
#*  W&T Offshore, Inc........................................... 1,425,655    9,095,679
    World Fuel Services Corp....................................   332,670   10,262,869
                                                                           ------------
TOTAL ENERGY....................................................            427,710,235
                                                                           ------------
FINANCIALS -- (19.1%)
#*  1347 Property Insurance Holdings, Inc.......................     3,204       16,052
#   1st Constitution Bancorp....................................    37,036      695,536
    1st Source Corp.............................................   234,853   10,998,166
    ACNB Corp...................................................    26,629    1,008,440
*   Allegiance Bancshares, Inc..................................   103,375    3,573,674
*   A-Mark Precious Metals, Inc.................................    58,440      658,034
#*  Ambac Financial Group, Inc..................................   228,043    4,264,404
    American National Bankshares, Inc...........................    59,130    2,236,297
    American River Bankshares...................................    32,113      411,368
#   Ameris Bancorp..............................................   293,821   10,712,714
    AMERISAFE, Inc..............................................   223,285   13,222,938
    AmeriServ Financial, Inc....................................   148,132      611,785
    Argo Group International Holdings, Ltd......................    36,749    2,868,994
    Arrow Financial Corp........................................   140,409    4,724,763
    Artisan Partners Asset Management, Inc., Class A............    62,849    1,781,141
#*  Ashford, Inc................................................     2,579      142,877
#   Associated Capital Group, Inc., Class A.....................     7,305      301,770
*   Asta Funding, Inc...........................................     5,912       27,579
    Atlantic American Corp......................................     7,131       17,542
*   Atlantic Capital Bancshares, Inc............................   143,126    2,496,117
*   Atlanticus Holdings Corp....................................   115,004      403,664
#*  Atlas Financial Holdings, Inc...............................    83,918      107,415
#   Auburn National Bancorporation, Inc.........................    11,571      413,895
#*  Axos Financial, Inc.........................................   271,744    8,891,464
#   Banc of California, Inc.....................................   391,160    5,675,732
    BancFirst Corp..............................................   242,734   13,690,198
*   Bancorp 34, Inc.............................................       806       12,574
#*  Bancorp of New Jersey, Inc..................................     4,977       66,990

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
*   Bancorp, Inc. (The).........................................   546,709 $ 5,581,899
    Bank of Commerce Holdings...................................    80,335     869,225
    Bank of Marin Bancorp.......................................    72,200   3,057,670
    Bank of NT Butterfield & Son, Ltd. (The)....................    22,446     898,289
    BankFinancial Corp..........................................   167,847   2,519,383
#   Bankwell Financial Group, Inc...............................    33,337   1,016,445
    Banner Corp.................................................   248,876  13,195,405
    Bar Harbor Bankshares.......................................    93,718   2,462,909
*   Baycom Corp.................................................    14,065     324,198
    BCB Bancorp, Inc............................................    73,923     977,262
    Berkshire Hills Bancorp, Inc................................   358,780  10,759,812
*   Blucora, Inc................................................   305,788  10,702,580
#   Blue Capital Reinsurance Holdings, Ltd......................    32,288     240,223
    Boston Private Financial Holdings, Inc...................... 1,096,187  12,551,341
    Bridge Bancorp, Inc.........................................   140,155   4,343,403
    BrightSphere Investment Group P.L.C.........................   490,746   7,194,336
    Brookline Bancorp, Inc......................................   899,845  13,542,667
    Bryn Mawr Bank Corp.........................................   190,505   7,256,335
*   Byline Bancorp, Inc.........................................    10,951     219,239
    C&F Financial Corp..........................................    21,034   1,020,149
    California First National Bancorp...........................    64,941     998,468
    Cambridge Bancorp...........................................       194      16,267
    Camden National Corp........................................   134,113   5,898,290
*   Cannae Holdings, Inc........................................   439,901  11,292,259
    Capital City Bank Group, Inc................................    76,338   1,751,194
    Capitol Federal Financial, Inc..............................   380,090   5,245,242
    Capstar Financial Holdings, Inc.............................    53,324     825,989
    Carolina Financial Corp.....................................   172,377   6,221,086
    CBTX, Inc...................................................     4,919     155,932
    Central Pacific Financial Corp..............................   209,205   6,278,242
    Central Valley Community Bancorp............................    58,823   1,203,519
    Century Bancorp, Inc., Class A..............................    23,140   2,121,244
    Chemung Financial Corp......................................     2,518     119,303
    Citizens & Northern Corp....................................    66,871   1,895,793
#   Citizens Community Bancorp, Inc.............................     6,800      79,968
    Citizens First Corp.........................................     1,642      41,378
    Citizens Holding Co.........................................    11,132     239,561
#*  Citizens, Inc...............................................   389,685   2,634,271
#   City Holding Co.............................................   183,574  14,572,104
    Civista Bancshares, Inc.....................................    62,239   1,369,258
    CNB Financial Corp..........................................    92,327   2,629,473
    Codorus Valley Bancorp, Inc.................................    35,813     757,803
#   Cohen & Co., Inc............................................     2,727      16,228
#   Cohen & Steers, Inc.........................................    79,219   3,972,833
    Colony Bankcorp, Inc........................................    43,598     745,962
    Community Bankers Trust Corp................................     6,683      52,662
*   Community First Bancshares, Inc.............................       935       9,420
    Community Trust Bancorp, Inc................................   194,935   8,236,004
    Community West Bancshares...................................    17,312     176,409
    ConnectOne Bancorp, Inc.....................................   264,604   5,776,305
#*  Consumer Portfolio Services, Inc............................   118,706     417,845
#   County Bancorp, Inc.........................................       700      12,551
#*  Cowen, Inc..................................................    71,246   1,193,370
#   Crawford & Co., Class A.....................................   281,599   2,534,391
    Crawford & Co., Class B.....................................   155,433   1,370,919
#*  Curo Group Holdings Corp....................................    10,993     146,427
*   Customers Bancorp, Inc......................................   125,008   2,831,431
    Diamond Hill Investment Group, Inc..........................    19,604   2,832,386
    Dime Community Bancshares, Inc..............................   381,532   7,687,870

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
#   DNB Financial Corp..........................................     1,689 $    69,215
    Donegal Group, Inc., Class A................................   197,732   2,669,382
    Donegal Group, Inc., Class B................................    34,951     410,674
*   Donnelley Financial Solutions, Inc..........................    26,912     412,023
    Eagle Bancorp Montana, Inc..................................       578       9,826
*   Eagle Bancorp, Inc..........................................    90,859   5,020,868
*   eHealth, Inc................................................   143,990   8,745,953
*   Elevate Credit, Inc.........................................     8,841      39,608
    Elmira Savings Bank.........................................       516       8,437
    EMC Insurance Group, Inc....................................   177,344   5,694,516
    Employers Holdings, Inc.....................................   351,177  15,072,517
#*  Encore Capital Group, Inc...................................   332,007   9,382,518
*   Enova International, Inc....................................   284,591   7,806,331
*   Entegra Financial Corp......................................    20,165     594,867
    Enterprise Bancorp, Inc.....................................    51,300   1,627,749
    Enterprise Financial Services Corp..........................   259,099  11,022,071
#*  Equity Bancshares, Inc., Class A............................    93,906   2,465,972
    ESSA Bancorp, Inc...........................................    58,904     901,820
    Evans Bancorp, Inc..........................................    25,108     922,468
#*  EZCORP, Inc., Class A.......................................   380,602   4,137,144
    Farmers & Merchants Bancorp, Inc............................       500      15,870
    Farmers National Banc Corp..................................   154,335   2,220,881
    Fauquier Bankshares, Inc....................................       701      15,317
    FB Financial Corp...........................................   131,538   4,832,706
    FBL Financial Group, Inc., Class A..........................   218,485  13,648,758
    Federal Agricultural Mortgage Corp., Class A................     4,200     297,780
    Federal Agricultural Mortgage Corp., Class C................    82,381   6,300,499
    FedNat Holding Co...........................................   125,697   2,045,090
    Fidelity Southern Corp......................................   266,332   7,752,925
    Financial Institutions, Inc.................................   125,634   3,454,935
*   First Acceptance Corp.......................................    59,247      71,096
    First Bancorp...............................................   351,121  13,310,997
    First BanCorp............................................... 1,728,154  19,528,140
    First Bancorp, Inc..........................................    79,476   2,130,752
    First Bancshares, Inc. (The)................................    46,941   1,449,538
#   First Bank..................................................    74,419     849,121
    First Busey Corp............................................   378,919   9,791,267
    First Business Financial Services, Inc......................    44,729   1,030,109
#   First Capital, Inc..........................................       350      17,913
    First Choice Bancorp........................................       300       6,378
    First Commonwealth Financial Corp...........................   868,670  11,822,599
    First Community Bancshares, Inc.............................   131,040   4,554,950
#   First Community Corp........................................    20,632     387,675
    First Defiance Financial Corp...............................   149,837   4,421,690
    First Financial Corp........................................    94,531   3,891,841
    First Financial Northwest, Inc..............................    64,786   1,083,870
    First Foundation, Inc.......................................   264,850   3,763,518
    First Internet Bancorp......................................    60,321   1,320,427
    First Merchants Corp........................................   320,489  11,752,332
#   First Mid Bancshares, Inc...................................    58,119   2,004,524
    First Northwest Bancorp.....................................    49,553     806,723
    First of Long Island Corp. (The)............................   104,884   2,440,651
    First United Corp...........................................    41,316     781,699
    Flagstar Bancorp, Inc.......................................   318,893  11,400,425
    Flushing Financial Corp.....................................   274,614   6,206,276
#   Franklin Financial Network, Inc.............................   117,839   3,258,248
    FS Bancorp, Inc.............................................    18,459     954,146
#   GAIN Capital Holdings, Inc..................................   255,912   1,348,656
#   GAMCO Investors, Inc., Class A..............................    86,662   1,878,832

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
*   Genworth Financial, Inc., Class A...........................   171,929 $   651,611
#   German American Bancorp, Inc................................   156,797   4,680,390
    Glen Burnie Bancorp.........................................     1,500      16,132
    Global Indemnity, Ltd.......................................    63,961   1,969,999
#   Goosehead Insurance, Inc., Class A..........................    12,781     389,437
*   Great Elm Capital Group, Inc................................     1,686       7,208
    Great Southern Bancorp, Inc.................................   123,279   7,144,018
    Great Western Bancorp, Inc..................................    14,529     510,985
#   Greenhill & Co., Inc........................................   147,624   3,057,293
#*  Greenlight Capital Re, Ltd., Class A........................   180,148   2,158,173
    Guaranty Bancshares, Inc....................................    17,742     498,018
    Guaranty Federal Bancshares, Inc............................    17,656     401,144
*   Hallmark Financial Services, Inc............................   129,220   1,483,446
*   Hamilton Bancorp, Inc.......................................       148       2,332
    Hanmi Financial Corp........................................   494,154  11,721,333
#*  HarborOne Bancorp, Inc......................................   118,452   2,217,421
    Hawthorn Bancshares, Inc....................................     9,156     215,258
#   HCI Group, Inc..............................................   149,924   6,389,761
#*  Health Insurance Innovations, Inc., Class A.................    22,709     529,574
#   Heartland Financial USA, Inc................................   203,935   9,156,681
#   Hennessy Advisors, Inc......................................     3,186      31,828
    Heritage Commerce Corp......................................   292,064   3,656,641
#   Heritage Financial Corp.....................................   403,749  12,221,482
#   Heritage Insurance Holdings, Inc............................   101,801   1,388,566
    Hingham Institution for Savings.............................    14,873   2,751,654
*   HMN Financial, Inc..........................................    37,346     827,214
    Home Bancorp, Inc...........................................    34,605   1,267,927
*   HomeStreet, Inc.............................................   231,183   6,505,490
    HomeTrust Bancshares, Inc...................................    60,854   1,543,257
    Hope Bancorp, Inc...........................................   658,663   9,260,802
    HopFed Bancorp, Inc.........................................    19,653     384,020
    Horace Mann Educators Corp..................................   410,677  15,843,919
    Horizon Bancorp, Inc........................................   289,972   4,717,844
#*  Howard Bancorp, Inc.........................................    68,457   1,028,909
#*  Impac Mortgage Holdings, Inc................................     8,607      29,608
    Independence Holding Co.....................................    31,451   1,203,944
#   Independent Bank Corp.......................................   150,005  12,034,901
    Independent Bank Corp.......................................     9,686     208,540
    Independent Bank Group, Inc.................................    95,312   5,432,784
*   INTL. FCStone, Inc..........................................   151,743   6,154,696
    Investar Holding Corp.......................................    41,999     977,737
    Investors Title Co..........................................    21,220   3,584,482
    James River Group Holdings, Ltd.............................   360,623  15,225,503
    Kearny Financial Corp.......................................   829,857  11,617,998
#   Kemper Corp.................................................    28,627   2,572,995
    Kentucky First Federal Bancorp..............................    40,640     310,286
    Kingstone Cos., Inc.........................................    54,713     635,218
#   Kinsale Capital Group, Inc..................................   140,397  10,192,822
    Ladenburg Thalmann Financial Services, Inc..................   899,520   3,301,238
    Lake Shore Bancorp, Inc.....................................     4,212      63,391
    Lakeland Bancorp, Inc.......................................   419,939   6,954,190
    Lakeland Financial Corp.....................................   255,382  12,194,490
    Landmark Bancorp, Inc.......................................    18,750     464,625
#   LCNB Corp...................................................    17,839     303,263
#   LegacyTexas Financial Group, Inc............................   345,738  13,857,179
#*  LendingClub Corp............................................ 2,237,040   7,113,787
    Level One Bancorp, Inc......................................       820      20,311
#   Live Oak Bancshares, Inc....................................   134,705   2,353,296
    Luther Burbank Corp.........................................    23,497     247,423

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Macatawa Bank Corp.......................................... 235,142 $ 2,426,665
    Mackinac Financial Corp.....................................  51,008     800,316
*   Magyar Bancorp, Inc.........................................  15,818     191,002
    Maiden Holdings, Ltd........................................ 931,823     608,946
*   Malvern Bancorp, Inc........................................  16,109     341,350
    Manning & Napier, Inc.......................................   5,926      12,148
    Marlin Business Services Corp...............................  89,795   1,956,633
#*  MBIA, Inc................................................... 476,385   4,606,643
    MBT Financial Corp.......................................... 130,236   1,307,569
#   Medley Management, Inc., Class A............................   6,004      17,592
    Mercantile Bank Corp........................................ 120,423   4,070,297
    Merchants Bancorp...........................................   8,294     200,549
    Meridian Bancorp, Inc....................................... 600,710  10,344,226
#   Meta Financial Group, Inc................................... 297,584   7,665,764
*   Metropolitan Bank Holding Corp..............................   7,265     289,946
    Mid Penn Bancorp, Inc.......................................   7,841     191,164
    Middlefield Banc Corp.......................................     916      37,144
#   Midland States Bancorp, Inc.................................  86,513   2,320,279
#   MidSouth Bancorp, Inc....................................... 117,673   1,396,778
    MidWestOne Financial Group, Inc.............................  58,736   1,655,180
*   MMA Capital Holdings, Inc...................................   5,733     182,309
#*  Mr Cooper Group, Inc........................................ 266,720   2,293,792
    MSB Financial Corp..........................................   5,744     102,100
    MutualFirst Financial, Inc..................................  51,177   1,529,681
    National Bank Holdings Corp., Class A....................... 397,903  15,215,811
*   National Holdings Corp......................................     522       1,754
    National Security Group, Inc. (The).........................  14,003     165,235
    National Western Life Group, Inc., Class A..................  26,140   6,972,061
    Navigators Group, Inc. (The)................................ 186,049  13,012,267
#   NBT Bancorp, Inc............................................ 356,545  13,555,841
#   Nelnet, Inc., Class A.......................................  10,816     627,869
>>  NewStar Financial, Inc...................................... 218,406      21,251
*   NI Holdings, Inc............................................  16,071     257,618
*   Nicholas Financial, Inc.....................................  57,620     511,666
*   Nicolet Bankshares, Inc.....................................  43,413   2,650,364
*   NMI Holdings, Inc., Class A................................. 763,913  21,450,677
#   Northeast Bancorp...........................................  36,443     798,831
    Northfield Bancorp, Inc..................................... 409,922   6,148,830
    Northrim BanCorp, Inc.......................................  50,171   1,780,569
#   Northwest Bancshares, Inc................................... 642,131  11,192,343
    Norwood Financial Corp......................................  19,021     612,096
    OceanFirst Financial Corp................................... 438,277  11,035,815
#*  Ocwen Financial Corp........................................ 605,220   1,022,822
    OFG Bancorp................................................. 383,671   7,742,481
#   Ohio Valley Banc Corp.......................................  17,410     654,268
    Old Line Bancshares, Inc....................................  92,368   2,309,200
    Old Second Bancorp, Inc.....................................  89,938   1,191,678
*   On Deck Capital, Inc........................................ 691,597   3,776,120
    Oppenheimer Holdings, Inc., Class A.........................  57,414   1,507,117
    Opus Bank................................................... 317,580   6,945,475
#   Origin Bancorp, Inc.........................................  15,287     532,599
#   Oritani Financial Corp...................................... 515,674   8,946,944
    Orrstown Financial Services, Inc............................  28,215     585,179
*   Pacific Mercantile Bancorp.................................. 130,504   1,021,846
    Pacific Premier Bancorp, Inc................................ 316,270   9,193,969
#   Park National Corp..........................................  37,421   3,655,283
    Parke Bancorp, Inc..........................................  19,893     455,152
    Pathfinder Bancorp, Inc.....................................     100       1,390
    Patriot National Bancorp, Inc...............................   1,132      18,123

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    PB Bancorp, Inc.............................................   3,437 $    38,151
    PCSB Financial Corp.........................................  50,691     965,664
    Peapack Gladstone Financial Corp............................ 145,059   4,196,557
#   Penns Woods Bancorp, Inc....................................  36,061   1,574,423
#   Pennymac Financial Services, Inc............................  89,926   2,005,350
    Peoples Bancorp of North Carolina, Inc......................  18,152     507,711
    Peoples Bancorp, Inc........................................ 152,423   4,981,184
    People's Utah Bancorp.......................................  69,662   1,981,884
    Piper Jaffray Cos........................................... 166,228  13,397,977
    PJT Partners, Inc., Class A.................................  72,865   3,141,939
#*  PRA Group, Inc.............................................. 315,163   8,862,384
    Preferred Bank.............................................. 151,049   7,430,100
    Premier Financial Bancorp, Inc..............................  87,788   1,455,525
    ProAssurance Corp...........................................   2,238      83,992
    Protective Insurance Corp., Class A.........................   4,882      83,433
    Protective Insurance Corp., Class B.........................  99,149   1,611,171
    Provident Financial Holdings, Inc...........................  70,903   1,435,786
    Provident Financial Services, Inc........................... 283,971   7,530,911
    Prudential Bancorp, Inc.....................................  42,648     744,634
    Pzena Investment Management, Inc., Class A.................. 102,007   1,014,970
    QCR Holdings, Inc...........................................  85,743   2,933,268
#*  Randolph Bancorp, Inc.......................................   3,714      56,713
    RBB Bancorp.................................................   6,617     128,105
*   Regional Management Corp....................................  92,326   2,286,915
    Renasant Corp............................................... 292,546  10,607,718
    Republic Bancorp, Inc., Class A............................. 194,480   9,191,125
*   Republic First Bancorp, Inc................................. 179,810     920,627
    Riverview Bancorp, Inc...................................... 171,869   1,275,268
    S&T Bancorp, Inc............................................ 264,917  10,617,873
#*  Safeguard Scientifics, Inc.................................. 254,041   2,906,229
    Safety Insurance Group, Inc................................. 179,085  16,640,578
    Salisbury Bancorp, Inc......................................   8,588     333,730
    Sandy Spring Bancorp, Inc................................... 303,120  10,575,857
#   SB Financial Group, Inc.....................................   5,446      99,662
    SB One Bancorp..............................................  32,514     772,207
*   Seacoast Banking Corp. of Florida........................... 343,757   9,748,949
*   Security National Financial Corp., Class A..................  37,416     190,073
*   Select Bancorp, Inc.........................................  50,252     617,095
#   ServisFirst Bancshares, Inc................................. 211,581   7,181,059
    Severn Bancorp, Inc.........................................   1,621      15,010
    Shore Bancshares, Inc.......................................  53,222     842,504
    SI Financial Group, Inc.....................................  55,466     794,273
#*  Siebert Financial Corp......................................  13,141     137,586
    Sierra Bancorp.............................................. 115,992   3,069,148
    Silvercrest Asset Management Group, Inc., Class A...........  10,134     147,348
*   SmartFinancial, Inc.........................................  48,064     999,251
    Sound Financial Bancorp, Inc................................     300      10,275
*   Southern First Bancshares, Inc..............................  41,931   1,543,480
    Southern Missouri Bancorp, Inc..............................  40,738   1,366,760
    Southern National Bancorp of Virginia, Inc.................. 121,743   1,816,406
#   Southside Bancshares, Inc................................... 408,191  14,339,750
    Southwest Georgia Financial Corp............................  13,465     277,379
    State Auto Financial Corp................................... 245,020   8,240,023
    Sterling Bancorp, Inc.......................................  35,683     349,337
    Stewardship Financial Corp..................................   4,808      43,753
    Stewart Information Services Corp........................... 354,189  15,056,574
    Stock Yards Bancorp, Inc.................................... 218,579   7,508,189
    Summit Financial Group, Inc.................................  47,775   1,244,539
    Summit State Bank...........................................   2,078      23,897

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES       VALUE+
                                                                 --------- --------------
FINANCIALS -- (Continued)
    Territorial Bancorp, Inc....................................    63,943 $    1,851,150
*   Third Point Reinsurance, Ltd................................   587,326      6,818,855
    Timberland Bancorp, Inc.....................................    71,651      2,235,511
    Tiptree, Inc................................................   252,091      1,436,919
    Tompkins Financial Corp.....................................   129,738     10,465,964
    Towne Bank..................................................   155,642      4,059,143
    TriCo Bancshares............................................   236,963      9,457,193
#*  TriState Capital Holdings, Inc..............................   244,776      5,693,490
*   Triumph Bancorp, Inc........................................   261,842      8,119,720
#   TrustCo Bank Corp. NY....................................... 1,166,003      9,328,024
#   Trustmark Corp..............................................   135,437      4,870,315
    Two River Bancorp...........................................     5,662         86,232
#*  Unico American Corp.........................................   109,255        663,178
#   Union Bankshares, Inc.......................................    14,917        589,371
    United Bancorp, Inc.........................................     2,991         34,157
    United Bancshares, Inc......................................     6,297        144,957
#   United Community Banks, Inc.................................   100,938      2,834,339
    United Community Financial Corp.............................   460,935      4,245,211
    United Financial Bancorp, Inc...............................   444,836      5,867,387
    United Fire Group, Inc......................................   215,308      9,389,582
#   United Insurance Holdings Corp..............................   323,357      4,953,829
    United Security Bancshares..................................   126,844      1,331,862
    Unity Bancorp, Inc..........................................    56,000      1,209,600
    Universal Insurance Holdings, Inc...........................   446,074     13,288,544
    Univest Financial Corp......................................   230,993      5,825,643
#   US Global Investors, Inc., Class A..........................     7,643          9,019
    Value Line, Inc.............................................    74,436      1,723,193
    Veritex Holdings, Inc.......................................   396,207     10,503,448
*   Victory Capital Holdings, Inc., Class A.....................     4,141         68,285
#   Virtus Investment Partners, Inc.............................   108,018     13,244,087
#   Waddell & Reed Financial, Inc., Class A.....................   430,585      8,064,857
    Walker & Dunlop, Inc........................................   339,012     18,628,709
    Washington Trust Bancorp, Inc...............................   184,720      9,570,343
    Waterstone Financial, Inc...................................   207,263      3,432,275
    Wellesley Bank..............................................       801         26,874
    WesBanco, Inc...............................................   344,319     13,882,942
    West Bancorporation, Inc....................................   109,758      2,301,625
#   Westamerica Bancorporation..................................   105,168      6,753,889
    Western New England Bancorp, Inc............................   227,404      2,196,723
    Westwood Holdings Group, Inc................................    69,700      2,180,913
#   WisdomTree Investments, Inc.................................   694,421      4,999,831
#*  World Acceptance Corp.......................................   128,175     16,661,468
    WSFS Financial Corp.........................................   401,598     17,341,002
    WVS Financial Corp..........................................    12,581        214,632
                                                                           --------------
TOTAL FINANCIALS................................................            1,419,347,324
                                                                           --------------
HEALTH CARE -- (9.1%)
#*  Abeona Therapeutics, Inc....................................     1,178          9,071
#*  Accuray, Inc................................................   457,880      1,895,623
#*  Achieve Life Sciences, Inc..................................     4,250         18,062
*   Achillion Pharmaceuticals, Inc..............................   895,529      2,650,766
#*  Aclaris Therapeutics, Inc...................................   130,634        822,994
#*  Acorda Therapeutics, Inc....................................   690,107      7,211,618
#*  Adamas Pharmaceuticals, Inc.................................    32,829        207,479
#*  Adamis Pharmaceuticals Corp.................................     9,501         19,477
*   Addus HomeCare Corp.........................................   140,900      9,567,110
*   Aduro Biotech, Inc..........................................   138,590        566,833
#*  Adverum Biotechnologies, Inc................................   249,595      1,609,888
*   Aeglea BioTherapeutics, Inc.................................    40,673        278,610

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
HEALTH CARE -- (Continued)
*   Affimed NV..................................................     9,800 $    32,340
#*  Akebia Therapeutics, Inc....................................   165,577   1,000,085
#*  Akorn, Inc..................................................   515,494   1,391,834
*   Albireo Pharma, Inc.........................................    22,479     773,727
#*  Alder Biopharmaceuticals, Inc...............................    98,927   1,344,418
#*  Aldeyra Therapeutics, Inc...................................    23,977     198,290
#*  Alliqua BioMedical, Inc.....................................     6,937      16,996
*   Allscripts Healthcare Solutions, Inc........................   194,965   1,924,305
#*  Alphatec Holdings, Inc......................................    13,171      55,977
#*  Alpine Immune Sciences, Inc.................................     3,775      24,009
#*  Altimmune, Inc..............................................     5,649      16,156
#*  AMAG Pharmaceuticals, Inc...................................   132,773   1,481,747
#*  American Renal Associates Holdings, Inc.....................   209,521   1,441,504
*   American Shared Hospital Services...........................    41,663     116,240
#*  Amphastar Pharmaceuticals, Inc..............................   348,725   7,528,973
#*  AnaptysBio, Inc.............................................     3,835     278,881
*   AngioDynamics, Inc..........................................   267,827   5,501,167
#*  ANI Pharmaceuticals, Inc....................................    87,223   6,191,089
#*  Anika Therapeutics, Inc.....................................   194,442   6,192,978
#*  Apollo Endosurgery, Inc.....................................     7,023      26,196
#*  Apollo Medical Holdings, Inc................................     8,532     165,094
*   Applied Genetic Technologies Corp...........................   170,666     762,877
#*  Aptevo Therapeutics, Inc....................................    95,690      69,662
    Apyx Medical Corp...........................................    23,408     116,806
*   Aquinox Pharmaceuticals, Inc................................    75,450     200,697
#*  Aratana Therapeutics, Inc...................................   210,656     990,083
*   Aravive, Inc................................................    31,413     200,729
#*  Arcus Biosciences, Inc......................................     3,373      32,786
#*  Ardelyx, Inc................................................    89,335     303,739
#*  Arena Pharmaceuticals, Inc..................................    60,079   2,748,614
*   Assembly Biosciences, Inc...................................    33,109     522,460
*   Assertio Therapeutics, Inc..................................   170,705     711,840
#*  Atara Biotherapeutics, Inc..................................    22,553     757,781
    Atrion Corp.................................................    20,115  17,701,200
*   Audentes Therapeutics, Inc..................................   168,987   6,386,019
#*  Avanos Medical, Inc.........................................    79,009   3,314,428
#*  Avrobio, Inc................................................    12,150     228,541
#*  Bellicum Pharmaceuticals, Inc...............................    35,325     107,741
#*  BioDelivery Sciences International, Inc.....................    11,776      56,878
#*  BioScrip, Inc...............................................   626,410   1,202,707
*   BioSpecifics Technologies Corp..............................    58,991   3,952,397
#*  BioTelemetry, Inc...........................................   301,832  16,419,661
#*  BioTime, Inc................................................     5,399       6,695
*   Brookdale Senior Living, Inc................................ 1,527,982   9,442,929
*   Caladrius Biosciences, Inc..................................     5,000      15,150
#*  Calithera Biosciences, Inc..................................   140,106     863,053
#*  Cambrex Corp................................................   257,497  11,077,521
#*  Capital Senior Living Corp..................................   228,829     961,082
*   Cardiovascular Systems, Inc.................................     8,757     311,224
*   Castlight Health, Inc., Class B.............................   124,068     462,774
*   Catabasis Pharmaceuticals, Inc..............................    39,531     296,878
*   Catalyst Biosciences, Inc...................................   137,717   1,200,892
#*  Catalyst Pharmaceuticals, Inc...............................    67,185     385,642
#*  Celldex Therapeutics, Inc...................................    16,299      59,654
*   Champions Oncology, Inc.....................................    13,095     118,903
*   Check Cap, Ltd..............................................     8,524      22,248
*   Chembio Diagnostics, Inc....................................     3,713      26,771
*   ChemoCentryx, Inc...........................................   288,746   3,831,659
*   Chimerix, Inc...............................................   446,361   1,205,175

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Clearside Biomedical, Inc...................................   1,833 $     2,273
#*  Clovis Oncology, Inc........................................  69,450   1,268,851
#*  Collegium Pharmaceutical, Inc...............................  94,118   1,311,064
#*  Community Health Systems, Inc............................... 243,934     839,133
    Computer Programs & Systems, Inc............................  56,526   1,717,825
*   Concert Pharmaceuticals, Inc................................ 148,081   1,522,273
    CONMED Corp................................................. 271,422  21,721,903
#*  Corcept Therapeutics, Inc................................... 623,396   7,717,642
*   CorVel Corp................................................. 262,182  18,824,668
#*  Corvus Pharmaceuticals, Inc.................................  70,954     300,135
*   Cross Country Healthcare, Inc............................... 348,487   2,456,833
*   CryoLife, Inc............................................... 443,129  13,586,335
*   Cumberland Pharmaceuticals, Inc............................. 169,380     948,528
#*  Cutera, Inc................................................. 123,228   2,186,065
*   Cymabay Therapeutics, Inc................................... 122,262   1,566,176
#*  CytomX Therapeutics, Inc....................................  34,895     331,851
#*  Deciphera Pharmaceuticals, Inc..............................  83,455   1,919,465
#*  Dermira, Inc................................................ 146,483   1,624,496
    Digirad Corp................................................ 104,281      75,312
#*  Diplomat Pharmacy, Inc...................................... 282,118   1,574,218
#*  Eagle Pharmaceuticals, Inc..................................  41,387   2,127,706
#*  Eiger BioPharmaceuticals, Inc...............................   1,033      11,291
*   Electromed, Inc.............................................  15,464      88,145
#*  Enanta Pharmaceuticals, Inc.................................  99,040   8,635,298
*   Endo International P.L.C.................................... 266,116   1,995,870
#*  Endologix, Inc..............................................   4,358      27,978
    Ensign Group, Inc. (The).................................... 505,197  26,027,749
#*  Enzo Biochem, Inc........................................... 243,139     843,692
#*  Epizyme, Inc................................................ 127,567   1,583,106
#*  Evolent Health, Inc., Class A............................... 625,365   8,473,696
#*  Five Prime Therapeutics, Inc................................ 112,074   1,241,780
#*  Five Star Senior Living, Inc................................  13,539       8,530
#*  Flexion Therapeutics, Inc...................................     739       7,833
*   FONAR Corp..................................................  21,693     430,389
*   Fulgent Genetics, Inc.......................................  11,110      73,881
#*  G1 Therapeutics, Inc........................................  71,713   1,534,658
#*  GlycoMimetics, Inc.......................................... 176,723   2,150,719
*   Hanger, Inc.................................................  30,962     615,215
*   Harvard Bioscience, Inc..................................... 338,312   1,309,267
*   HealthStream, Inc........................................... 317,093   8,301,495
#*  Heska Corp..................................................  43,630   3,388,306
*   HMS Holdings Corp........................................... 225,666   6,867,016
#*  HTG Molecular Diagnostics, Inc..............................   7,360      18,400
#*  Icad, Inc...................................................  41,057     213,496
#*  Idera Pharmaceuticals, Inc..................................   9,547      28,736
#*  Infinity Pharmaceuticals, Inc............................... 110,672     183,715
*   InfuSystem Holdings, Inc....................................   5,697      24,497
#*  Innoviva, Inc............................................... 580,881   8,149,760
#*  Inovio Pharmaceuticals, Inc................................. 206,156     775,147
#*  Insmed, Inc................................................. 143,134   4,356,999
*   Inspire Medical Systems, Inc................................  49,233   2,544,854
*   Integer Holdings Corp....................................... 221,686  15,316,286
#*  Intellia Therapeutics, Inc..................................  80,771   1,242,258
*   Intra-Cellular Therapies, Inc............................... 449,142   5,915,200
#*  IntriCon Corp...............................................  57,020   1,332,557
#   Invacare Corp............................................... 212,297   1,570,998
#*  Iovance Biotherapeutics, Inc................................ 214,610   2,446,554
#*  IRIDEX Corp.................................................  18,663      92,755
    IVERIC bio, Inc.............................................  32,174      44,400

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Joint Corp. (The)...........................................   2,573 $    45,439
#*  Jounce Therapeutics, Inc....................................  53,008     301,085
#*  Kadmon Holdings, Inc........................................   4,501      10,577
#*  Kala Pharmaceuticals, Inc...................................  45,831     355,649
*   KalVista Pharmaceuticals, Inc...............................   6,927     159,321
#*  Karyopharm Therapeutics, Inc................................ 165,115     771,087
    Kewaunee Scientific Corp....................................  25,779     583,637
*   Kindred Biosciences, Inc.................................... 256,239   2,277,965
#*  Kura Oncology, Inc.......................................... 107,694   1,630,487
#*  La Jolla Pharmaceutical Co..................................     696       5,603
#*  Lannett Co., Inc............................................   3,787      29,122
*   Lantheus Holdings, Inc...................................... 221,319   5,347,067
#   LeMaitre Vascular, Inc...................................... 225,020   6,498,578
#*  LHC Group, Inc.............................................. 124,193  13,799,084
    Luminex Corp................................................ 383,249   8,741,910
*   MacroGenics, Inc............................................ 306,963   5,147,769
*   Magellan Health, Inc........................................  46,317   3,242,190
#*  Mallinckrodt P.L.C.......................................... 198,829   3,073,896
#*  Marinus Pharmaceuticals, Inc................................  30,236     149,366
#*  Medpace Holdings, Inc.......................................  82,653   4,642,619
*   MEI Pharma, Inc.............................................  24,584      77,194
#*  Melinta Therapeutics, Inc...................................   7,301      31,978
    Meridian Bioscience, Inc.................................... 300,270   3,456,108
*   Merit Medical Systems, Inc..................................  57,656   3,239,114
#*  Merrimack Pharmaceuticals, Inc.............................. 220,692   1,443,326
#   Mesa Laboratories, Inc......................................  34,230   8,101,899
*   Microbot Medical, Inc.......................................   3,500      27,475
*   Micron Solutions, Inc.......................................  16,626      46,466
#*  Minerva Neurosciences, Inc.................................. 408,321   3,009,326
#*  Miragen Therapeutics, Inc...................................   4,706      13,789
#*  Mirati Therapeutics, Inc....................................     301      17,906
*   Misonix, Inc................................................  62,661   1,086,542
*   Molecular Templates, Inc....................................   6,203      45,592
*   Momenta Pharmaceuticals, Inc................................ 207,472   2,902,533
#*  MTBC, Inc...................................................   4,370      22,637
*   Myriad Genetics, Inc........................................  10,649     335,230
#*  Nabriva Therapeutics P.L.C..................................  76,238     227,952
#*  NantKwest, Inc..............................................  25,548      28,614
    National HealthCare Corp.................................... 109,117   8,230,695
    National Research Corp...................................... 234,809   9,293,740
*   Natus Medical, Inc.......................................... 441,325  11,809,857
#*  NeoGenomics, Inc............................................ 382,818   7,974,099
*   Neurotrope, Inc.............................................  18,206     117,065
#*  NewLink Genetics Corp....................................... 192,392     328,990
*   NextGen Healthcare, Inc..................................... 604,272  11,354,271
#*  Novus Therapeutics, Inc.....................................   1,116       2,957
*   Nuvectra Corp............................................... 130,179   1,228,890
*   ObsEva SA...................................................  30,696     426,674
*   Omnicell, Inc............................................... 189,297  15,211,907
#*  Onconova Therapeutics, Inc..................................   2,607      10,376
#*  Optinose, Inc...............................................     290       2,888
*   OraSure Technologies, Inc................................... 635,820   6,014,857
*   Orthofix Medical, Inc....................................... 223,639  12,253,181
#*  Otonomy, Inc................................................  79,234     212,347
#   Owens & Minor, Inc.......................................... 776,335   2,647,302
    Oxford Immunotec Global P.L.C...............................   1,000      16,230
*   Pacira BioSciences, Inc.....................................  35,724   1,422,530
#*  Paratek Pharmaceuticals Inc.................................   6,705      36,945
#   Patterson Cos., Inc......................................... 119,948   2,619,664

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  PDL BioPharma, Inc.......................................... 954,327 $ 3,120,649
#*  PetIQ, Inc.................................................. 128,883   3,540,416
#*  Pfenex, Inc................................................. 119,552     692,206
    Phibro Animal Health Corp., Class A......................... 104,058   3,611,853
*   Pieris Pharmaceuticals, Inc.................................  70,070     209,509
#*  PolarityTE, Inc.............................................   3,105      28,069
#*  Prestige Consumer Healthcare, Inc........................... 182,192   5,360,089
#*  Progenics Pharmaceuticals, Inc..............................  86,844     446,378
    ProPhase Labs, Inc..........................................     743       2,214
#*  Protagonist Therapeutics, Inc............................... 106,152   1,096,550
#*  Proteostasis Therapeutics, Inc..............................   4,343       4,777
#*  Prothena Corp. P.L.C........................................ 275,511   2,865,314
*   Providence Service Corp. (The).............................. 200,016  13,267,061
    Psychemedics Corp...........................................  12,225     140,465
#*  Quidel Corp.................................................  35,568   2,274,218
#*  Quorum Health Corp..........................................  82,145     168,397
*   Ra Pharmaceuticals, Inc.....................................  57,363   1,273,459
#*  RadNet, Inc................................................. 296,414   3,589,574
#*  REGENXBIO, Inc..............................................  59,164   2,981,866
#*  Repligen Corp............................................... 157,410  10,606,286
#*  Retrophin, Inc.............................................. 298,733   5,699,826
#*  Revance Therapeutics, Inc...................................  93,753   1,241,290
#*  Rexahn Pharmaceuticals, Inc.................................   2,030      12,078
#*  Rhythm Pharmaceuticals, Inc.................................  44,489   1,124,682
#*  Rigel Pharmaceuticals, Inc.................................. 294,056     655,745
*   RTI Surgical Holdings, Inc.................................. 186,689   1,009,987
#*  Sangamo Therapeutics, Inc................................... 539,907   6,311,513
*   Savara, Inc.................................................  13,483     143,998
*   SeaSpine Holdings Corp......................................  89,240   1,314,505
*   Select Medical Holdings Corp................................  74,106   1,064,903
#*  Sesen Bio, Inc..............................................   9,143      11,337
#*  Sienna Biopharmaceuticals, Inc..............................  18,827      35,018
#*  Sientra, Inc................................................  12,559     105,747
#*  Sierra Oncology, Inc........................................  93,831     140,746
#*  SIGA Technologies, Inc......................................  38,473     201,598
    Simulations Plus, Inc....................................... 148,270   3,340,523
#*  Soleno Therapeutics, Inc....................................  26,025      52,310
#*  Sorrento Therapeutics, Inc..................................  13,797      50,359
#*  Spark Therapeutics, Inc.....................................  25,472   2,717,608
*   Spectrum Pharmaceuticals, Inc............................... 188,948   1,770,443
#*  Spero Therapeutics, Inc.....................................  25,319     283,066
#*  Spring Bank Pharmaceuticals, Inc............................   3,108      23,030
#*  STAAR Surgical Co...........................................  31,966   1,038,256
#*  Strata Skin Sciences, Inc...................................  22,306      59,334
*   Supernus Pharmaceuticals, Inc............................... 157,505   5,785,159
#*  Surface Oncology, Inc.......................................   2,366      11,073
#*  Surgery Partners, Inc.......................................  41,428     448,665
*   Surmodics, Inc.............................................. 144,222   6,265,004
#*  Syndax Pharmaceuticals, Inc.................................  94,238     673,802
#*  Synlogic, Inc...............................................  40,608     348,417
#*  Syros Pharmaceuticals, Inc..................................  97,459     704,629
#*  Teligent, Inc...............................................   3,201       3,137
#*  Tetraphase Pharmaceuticals, Inc.............................  39,198      41,550
#*  Tivity Health, Inc.......................................... 475,078  10,271,186
#*  Tocagen, Inc................................................   8,209      81,105
*   Triple-S Management Corp., Class B.......................... 152,155   3,456,962
#*  Trovagene, Inc..............................................   4,000      13,960
#   US Physical Therapy, Inc.................................... 143,514  16,717,946
#   Utah Medical Products, Inc..................................  48,213   4,069,177

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
#*  Vanda Pharmaceuticals, Inc.................................. 298,323 $  4,859,682
*   Varex Imaging Corp.......................................... 252,631    8,296,402
#*  Verastem, Inc............................................... 163,405      348,053
#*  Vocera Communications, Inc..................................  57,356    1,826,789
#*  XBiotech, Inc...............................................  15,923      141,874
#*  Xencor, Inc.................................................  83,972    2,578,780
#*  Zafgen, Inc................................................. 154,453      395,400
#*  Zogenix, Inc................................................  50,528    1,970,087
#*  Zynerba Pharmaceuticals, Inc................................  16,286      203,901
                                                                         ------------
TOTAL HEALTH CARE...............................................          674,472,300
                                                                         ------------
INDUSTRIALS -- (17.5%)
#   AAON, Inc................................................... 421,106   21,143,732
    AAR Corp.................................................... 290,650    9,815,250
#   ABM Industries, Inc.........................................  37,399    1,420,040
*   Acacia Research Corp........................................  78,259      248,864
    ACCO Brands Corp............................................ 672,194    6,143,853
    Acme United Corp............................................  32,984      681,779
    Actuant Corp., Class A...................................... 229,062    5,859,406
*   Advanced Disposal Services, Inc.............................   5,097      164,837
    Advanced Drainage Systems, Inc.............................. 190,444    5,341,954
*   Aegion Corp................................................. 301,196    5,996,812
*   AeroCentury Corp............................................   9,767      108,609
#*  Aerovironment, Inc.......................................... 243,472   16,692,440
*   Air Transport Services Group, Inc........................... 589,476   13,870,370
    Aircastle, Ltd.............................................. 363,567    7,242,255
    Alamo Group, Inc............................................ 100,945   10,461,940
    Albany International Corp., Class A......................... 251,985   18,639,330
    Allegiant Travel Co.........................................  16,608    2,439,383
    Allied Motion Technologies, Inc.............................  70,197    2,569,912
    Altra Industrial Motion Corp................................ 294,141   11,027,346
*   Ameresco, Inc., Class A..................................... 172,746    2,601,555
#*  American Superconductor Corp................................   2,865       31,630
#*  American Woodmark Corp...................................... 141,545   12,729,142
#*  AMREP Corp..................................................  66,450      370,791
#   Apogee Enterprises, Inc..................................... 286,943   11,563,803
#*  Aqua Metals, Inc............................................   4,847       12,166
*   ARC Document Solutions, Inc................................. 141,675      337,186
*   ARC Group Worldwide, Inc....................................  10,500        7,875
#   ArcBest Corp................................................ 184,219    5,629,733
#   Argan, Inc.................................................. 126,782    6,062,715
*   Armstrong Flooring, Inc..................................... 200,840    2,910,172
*   Arotech Corp................................................ 146,643      425,265
*   Art's-Way Manufacturing Co., Inc............................     200          432
#   Astec Industries, Inc....................................... 186,986    6,303,298
*   Astronics Corp.............................................. 246,025    8,202,473
*   Astronics Corp., Class B....................................  36,903    1,228,870
*   Atkore International Group, Inc............................. 332,266    8,226,906
#*  Atlas Air Worldwide Holdings, Inc........................... 122,258    5,903,839
*   Avalon Holdings Corp., Class A..............................     846        1,988
    AZZ, Inc.................................................... 212,737   10,102,880
#*  Babcock & Wilcox Enterprises, Inc...........................  11,227        3,919
    Barrett Business Services, Inc..............................  27,355    1,993,085
    BG Staffing, Inc............................................   6,372      148,914
*   Blue Bird Corp..............................................  67,436    1,167,317
*   BMC Stock Holdings, Inc..................................... 381,526    7,851,805
    Brady Corp., Class A........................................ 169,449    8,267,417
    Briggs & Stratton Corp...................................... 431,173    5,260,311
*   Broadwind Energy, Inc.......................................  25,575       50,894

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Builders FirstSource, Inc................................... 548,743 $ 7,561,679
#*  CAI International, Inc...................................... 133,055   3,303,756
*   Casella Waste Systems, Inc., Class A........................ 462,261  17,251,580
*   CBIZ, Inc................................................... 558,720  10,788,883
#*  CECO Environmental Corp..................................... 235,543   1,827,814
*   Celadon Group, Inc..........................................  89,996     229,490
#*  Chart Industries, Inc....................................... 288,629  25,477,282
#   Chicago Rivet & Machine Co..................................  17,700     504,450
#*  CIRCOR International, Inc...................................  73,673   2,484,254
*   Civeo Corp.................................................. 394,353     792,650
    Columbus McKinnon Corp...................................... 175,154   6,894,061
    Comfort Systems USA, Inc.................................... 378,197  20,460,458
*   Commercial Vehicle Group, Inc...............................  55,146     491,902
    CompX International, Inc....................................  18,270     284,464
*   Construction Partners, Inc., Class A........................   3,397      44,501
*   Continental Building Products, Inc.......................... 349,612   8,967,548
*   Continental Materials Corp..................................  14,518     268,483
#   Costamare, Inc.............................................. 470,146   2,839,682
    Covanta Holding Corp........................................ 112,800   2,038,296
*   Covenant Transportation Group, Inc., Class A................ 125,034   2,441,914
*   CPI Aerostructures, Inc.....................................  11,078      70,124
    CRA International, Inc...................................... 100,515   5,234,821
*   CSW Industrials, Inc........................................  45,553   2,730,902
    Cubic Corp.................................................. 141,928   8,058,672
    Deluxe Corp.................................................  31,932   1,427,999
    Douglas Dynamics, Inc....................................... 262,655   9,917,853
*   Ducommun, Inc...............................................  99,691   4,045,461
*   DXP Enterprises, Inc........................................ 148,977   6,389,624
#*  Dycom Industries, Inc.......................................  26,660   1,322,069
#*  Eagle Bulk Shipping, Inc.................................... 344,675   1,878,479
    Eastern Co. (The)...........................................  56,600   1,622,156
*   Echo Global Logistics, Inc.................................. 269,250   6,176,595
    Ecology and Environment, Inc., Class A......................  23,180     266,338
    Encore Wire Corp............................................ 201,187  11,928,377
#*  Energy Recovery, Inc........................................   6,642      64,627
#   Ennis, Inc.................................................. 220,827   4,456,289
*   Enphase Energy Inc..........................................  72,704     729,948
    EnPro Industries, Inc....................................... 119,379   8,872,247
    ESCO Technologies, Inc...................................... 177,756  13,331,700
    Espey Manufacturing & Electronics Corp......................  35,187     877,652
#   EVI Industries, Inc.........................................  33,694   1,229,831
#*  Evoqua Water Technologies Corp..............................  88,948   1,211,472
#*  ExOne Co. (The).............................................   2,393      21,202
    Exponent, Inc............................................... 333,717  18,895,057
    Federal Signal Corp......................................... 671,262  19,312,208
    Forrester Research, Inc..................................... 245,923  12,507,644
    Forward Air Corp............................................ 306,722  19,421,637
*   Franklin Covey Co........................................... 170,215   4,852,830
    Franklin Electric Co., Inc.................................. 117,324   5,732,451
#*  FreightCar America, Inc.....................................  33,432     231,349
#*  Fuel Tech, Inc..............................................   9,897      26,029
*   Genco Shipping & Trading, Ltd...............................  39,060     394,506
*   Gencor Industries, Inc......................................  37,451     452,034
#*  Gibraltar Industries, Inc................................... 326,472  12,951,144
    Global Brass & Copper Holdings, Inc......................... 166,948   7,243,874
*   GMS, Inc.................................................... 152,633   2,689,393
#   Golden Ocean Group, Ltd.....................................  11,471      68,367
*   Goldfield Corp. (The)....................................... 116,099     271,672
    Gorman-Rupp Co. (The)....................................... 263,287   8,767,457

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
*   GP Strategies Corp..........................................   141,826 $ 1,805,445
    Graham Corp.................................................    77,417   1,602,532
#   Granite Construction, Inc...................................    24,598   1,104,204
*   Great Lakes Dredge & Dock Corp..............................   479,745   4,907,791
    Greenbrier Cos., Inc. (The).................................   223,251   7,932,108
    Griffon Corp................................................   403,518   7,917,023
    H&E Equipment Services, Inc.................................   342,213  10,406,697
*   Harsco Corp.................................................   298,902   6,767,141
#   Hawaiian Holdings, Inc......................................   168,807   4,762,045
#*  HC2 Holdings, Inc...........................................    54,451     116,525
#   Heartland Express, Inc......................................   376,799   7,415,404
    Heidrick & Struggles International, Inc.....................   147,169   5,265,707
*   Herc Holdings, Inc..........................................   242,608  11,684,001
*   Heritage-Crystal Clean, Inc.................................    72,416   2,080,512
    Herman Miller, Inc..........................................    37,910   1,471,666
#*  Hertz Global Holdings, Inc..................................   281,710   5,121,488
*   Hill International, Inc.....................................   266,377     705,899
    HNI Corp....................................................    25,948     952,551
*   Houston Wire & Cable Co.....................................    32,196     199,293
*   Hub Group, Inc., Class A....................................   284,467  11,825,293
*   Hudson Global, Inc..........................................   159,294     253,277
#*  Hudson Technologies, Inc.................................... 1,214,627   1,639,746
    Hurco Cos., Inc.............................................    55,394   2,178,646
*   Huron Consulting Group, Inc.................................   206,964  10,002,570
#*  Huttig Building Products, Inc...............................    21,270      58,067
    Hyster-Yale Materials Handling, Inc.........................   105,574   7,033,340
    ICF International, Inc......................................   129,123  10,054,808
*   IES Holdings, Inc...........................................   158,242   2,770,817
#*  Industrial Services of America, Inc.........................    15,044      22,566
#*  InnerWorkings, Inc..........................................   655,732   2,216,374
*   Innovative Solutions & Support, Inc.........................   140,511     519,891
    Insteel Industries, Inc.....................................   170,860   3,577,808
#   Interface, Inc..............................................   667,548  10,707,470
*   JELD-WEN Holding, Inc.......................................    44,952     887,802
    Kadant, Inc.................................................   121,291  11,897,434
    Kaman Corp..................................................   281,442  17,424,074
    Kelly Services, Inc., Class A...............................   280,874   6,252,255
    Kelly Services, Inc., Class B...............................       635      15,265
#*  KeyW Holding Corp. (The)....................................   351,347   3,984,275
    Kforce, Inc.................................................   309,359  11,143,111
    Kimball International, Inc., Class B........................   358,342   5,611,636
    Knoll, Inc..................................................   548,440  11,977,930
#*  Kratos Defense & Security Solutions, Inc....................   809,250  12,850,890
*   Lawson Products, Inc........................................    80,102   2,630,550
*   LB Foster Co., Class A......................................   110,470   2,374,000
*   Limbach Holdings, Inc.......................................     1,188      10,787
#   Lindsay Corp................................................    94,854   8,062,590
*   LS Starrett Co. (The), Class A..............................     1,982      14,290
#   LSC Communications, Inc.....................................    20,079     140,352
    LSI Industries, Inc.........................................   241,949     822,627
*   Lydall, Inc.................................................   216,841   5,336,457
*   Manitex International, Inc..................................    27,181     207,663
#*  Manitowoc Co., Inc. (The)...................................   287,983   5,143,376
    Marten Transport, Ltd.......................................   493,176   9,755,021
*   Masonite International Corp.................................    27,461   1,413,967
*   Mastech Digital, Inc........................................    59,786     358,716
    Matson, Inc.................................................   288,987  11,446,775
    Matthews International Corp., Class A.......................   151,985   6,088,519
    McGrath RentCorp............................................   243,556  15,100,472

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Mercury Systems, Inc........................................ 241,492 $17,633,746
*   Meritor, Inc................................................ 757,605  18,379,497
*   Milacron Holdings Corp...................................... 159,487   2,330,105
    Miller Industries, Inc......................................  87,325   2,888,711
*   Mistras Group, Inc.......................................... 207,096   2,839,286
    Mobile Mini, Inc............................................ 210,677   7,588,586
#*  MRC Global, Inc............................................. 601,089  10,416,872
    Mueller Industries, Inc.....................................  26,599     775,893
    Mueller Water Products, Inc., Class A....................... 826,175   8,864,858
    Multi-Color Corp............................................ 154,059   7,687,544
*   MYR Group, Inc.............................................. 141,325   5,108,899
#   National Presto Industries, Inc.............................  43,893   4,674,604
    Navigant Consulting, Inc.................................... 326,271   7,448,767
*   NCI Building Systems, Inc................................... 314,187   1,797,150
*   NL Industries, Inc..........................................  23,557      83,627
#   NN, Inc..................................................... 177,869   1,607,936
*   Northwest Pipe Co...........................................  92,278   2,211,904
#*  NOW, Inc.................................................... 877,588  12,830,337
#*  NV5 Global, Inc.............................................  59,255   3,753,212
#   Omega Flex, Inc............................................. 100,063   8,471,334
#*  Orion Group Holdings, Inc...................................  97,943     253,672
#*  PAM Transportation Services, Inc............................  40,807   2,041,166
    Park-Ohio Holdings Corp.....................................  99,164   3,632,377
#*  Patrick Industries, Inc..................................... 258,264  12,879,626
*   Patriot Transportation Holding, Inc.........................  32,962     615,401
*   Performant Financial Corp................................... 293,874     567,177
*   Perma-Fix Environmental Services............................   1,994       8,574
*   Perma-Pipe International Holdings, Inc......................  83,937     752,076
*   PGT Innovations, Inc........................................ 451,350   6,616,791
*   PICO Holdings, Inc.......................................... 148,256   1,694,566
#*  Pioneer Power Solutions, Inc................................   3,481      17,509
#   Pitney Bowes, Inc........................................... 518,744   3,688,270
    Powell Industries, Inc...................................... 136,259   3,985,576
    Preformed Line Products Co..................................  51,446   2,901,040
    Primoris Services Corp...................................... 400,119   8,770,608
#   Quad/Graphics, Inc.......................................... 255,072   3,114,429
    Quanex Building Products Corp............................... 289,360   4,838,099
*   Radiant Logistics, Inc...................................... 150,232     982,517
    Raven Industries, Inc....................................... 401,690  15,629,758
*   RCM Technologies, Inc.......................................  93,600     373,464
#*  Red Violet, Inc.............................................   1,887      15,002
    Resources Connection, Inc................................... 301,693   4,845,190
#   REV Group, Inc..............................................  68,154     864,874
#   RR Donnelley & Sons Co...................................... 210,365     971,886
    Rush Enterprises, Inc., Class A............................. 232,014   9,839,714
    Rush Enterprises, Inc., Class B.............................  93,540   3,928,680
#*  Saia, Inc................................................... 216,536  13,942,753
    Scope Industries............................................   4,856     922,033
#   Scorpio Bulkers, Inc........................................ 490,637   2,639,627
    Servotronics, Inc...........................................  24,804     319,848
*   SIFCO Industries, Inc.......................................  45,608     133,175
*   SP Plus Corp................................................ 187,571   6,474,951
    Spartan Motors, Inc......................................... 275,643   2,563,480
*   SPX Corp.................................................... 204,716   7,472,134
*   SPX FLOW, Inc............................................... 226,574   8,143,070
    Standex International Corp.................................. 137,703   9,098,037
    Steelcase, Inc., Class A.................................... 128,021   2,213,483
*   Sterling Construction Co., Inc.............................. 109,590   1,486,040
    Sun Hydraulics Corp......................................... 259,337  13,573,699

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                   SHARES       VALUE+
                                                                  --------- --------------
INDUSTRIALS -- (Continued)
#*   Sunrun, Inc.................................................    51,363 $      781,231
     Systemax, Inc...............................................   345,642      7,849,530
#*   Team, Inc...................................................   259,314      4,382,407
#    Tennant Co..................................................   171,312     11,371,691
#*   Textainer Group Holdings, Ltd...............................   165,499      1,587,135
*    Thermon Group Holdings, Inc.................................   245,760      6,338,150
     Titan International, Inc....................................   193,554      1,341,329
*    Titan Machinery, Inc........................................    24,354        418,889
#*   TPI Composites, Inc.........................................   117,259      3,629,166
*    Transcat, Inc...............................................    43,400      1,000,370
*    TriMas Corp.................................................   409,105     12,653,618
#    Triumph Group, Inc..........................................   113,885      2,702,491
#*   TrueBlue, Inc...............................................   449,444     10,858,567
#*   Tutor Perini Corp...........................................   231,054      4,614,148
*    Twin Disc, Inc..............................................    99,951      1,893,072
*    Ultralife Corp..............................................   102,973      1,189,338
     Universal Forest Products, Inc..............................   318,781     11,778,958
     Universal Logistics Holdings, Inc...........................    90,552      2,211,280
     US Ecology, Inc.............................................   246,156     15,017,978
*    USA Truck, Inc..............................................    73,048      1,040,203
*    Vectrus, Inc................................................    76,573      3,105,035
*    Veritiv Corp................................................    62,881      1,753,751
     Viad Corp...................................................   192,334     11,791,998
#*   Vicor Corp..................................................   128,796      4,831,138
     Virco Manufacturing Corp....................................   133,476        607,316
#*   Vivint Solar, Inc...........................................     7,538         40,781
#*   Volt Information Sciences, Inc..............................     3,076         14,888
     VSE Corp....................................................    67,063      2,050,116
#    Wabash National Corp........................................   578,747      8,727,505
*    WageWorks, Inc..............................................     1,213         59,182
#*   Welbilt, Inc................................................    32,400        545,292
*    Wesco Aircraft Holdings, Inc................................   815,384      6,881,841
*    Wilhelmina International, Inc...............................       803          5,380
#*   Willdan Group, Inc..........................................    70,744      2,796,510
*    Willis Lease Finance Corp...................................    75,708      3,764,202
#*   WillScot Corp...............................................     7,915        106,615
#*   YRC Worldwide, Inc..........................................   223,185      1,519,890
                                                                            --------------
TOTAL INDUSTRIALS................................................            1,305,393,500
                                                                            --------------
INFORMATION TECHNOLOGY -- (12.0%)
#*   3D Systems Corp.............................................   137,717      1,465,309
*    Acacia Communications, Inc..................................     8,399        486,134
*>>  Actua Corp..................................................    21,078         16,047
*    ADDvantage Technologies Group, Inc..........................    84,703        110,114
#*   Adesto Technologies Corp....................................    73,835        470,329
     ADTRAN, Inc.................................................   695,660     11,923,612
#*   Advanced Energy Industries, Inc.............................    97,925      5,656,148
*    Agilysys, Inc...............................................   237,167      4,537,005
*    Airgain, Inc................................................    13,797        220,338
*    Alithya Group, Inc., Class A................................   105,048        336,154
*    Alpha & Omega Semiconductor, Ltd............................   214,318      2,657,543
#*   Ambarella, Inc..............................................   165,238      8,281,729
     American Software, Inc., Class A............................   226,960      2,939,132
*    Amkor Technology, Inc....................................... 1,228,138     11,126,930
#*   Amtech Systems, Inc.........................................     7,348         48,644
*    Anixter International, Inc..................................    58,447      3,674,563
#*   Applied Optoelectronics, Inc................................    20,295        254,093
*    Aquantia Corp...............................................    29,076        276,513
#*   Arlo Technologies, Inc......................................   497,034      1,973,225

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    AstroNova, Inc..............................................  59,790 $ 1,495,946
#*  Asure Software, Inc.........................................   8,305      57,803
#*  Avaya Holdings Corp.........................................  66,645   1,271,587
*   Aviat Networks, Inc.........................................   8,912     121,560
#*  Avid Technology, Inc........................................ 225,715   1,715,434
*   Aware, Inc.................................................. 144,939     479,748
*   Axcelis Technologies, Inc................................... 322,435   6,864,641
#*  AXT, Inc.................................................... 321,746   1,833,952
#   Badger Meter, Inc........................................... 332,787  18,463,023
    Bel Fuse, Inc., Class A.....................................  33,988     700,153
    Bel Fuse, Inc., Class B.....................................  98,507   2,334,616
    Benchmark Electronics, Inc.................................. 352,829   9,536,968
*   BK Technologies Corp........................................  40,346     163,401
*   Bottomline Technologies De, Inc.............................  40,255   2,035,695
*   Brightcove, Inc.............................................  59,134     593,114
#*  BroadVision, Inc............................................  16,737      20,252
    Brooks Automation, Inc...................................... 491,358  18,430,839
*   BSQUARE Corp................................................  12,233      23,365
#*  CalAmp Corp................................................. 361,216   5,277,366
*   Calix, Inc.................................................. 421,239   2,885,487
#*  Carbonite, Inc.............................................. 192,211   4,714,936
*   Cardtronics P.L.C., Class A................................. 310,524  11,104,338
*   Casa Systems, Inc...........................................  80,077     767,938
    Cass Information Systems, Inc............................... 106,669   5,261,982
*   CCUR Holdings, Inc..........................................  34,201     113,889
*   CEVA, Inc................................................... 161,482   4,067,732
*   ChannelAdvisor Corp.........................................  41,468     487,249
*   Cirrus Logic, Inc...........................................  79,061   3,761,722
*   Cision, Ltd................................................. 103,711   1,250,755
*   Clearfield, Inc.............................................  97,696   1,440,039
*   Coda Octopus Group, Inc.....................................   6,169      94,386
    Cohu, Inc................................................... 263,041   3,900,898
    Communications Systems, Inc.................................  86,347     239,181
*   Computer Task Group, Inc.................................... 254,807   1,179,756
    Comtech Telecommunications Corp............................. 160,467   3,775,789
*   Control4 Corp............................................... 228,179   3,972,596
*   Cray, Inc................................................... 377,962   9,925,282
#   CSG Systems International, Inc.............................. 350,580  15,653,397
    CSP, Inc....................................................  49,891     657,064
    CTS Corp.................................................... 349,829  10,477,379
*   CVD Equipment Corp..........................................  29,398     106,715
*   CyberOptics Corp............................................  58,595   1,039,475
    Daktronics, Inc............................................. 140,181   1,062,572
*   DASAN Zhone Solutions, Inc..................................   2,033      23,298
*   Data I/O Corp...............................................  50,371     251,351
#*  Diebold Nixdorf, Inc........................................  68,225     688,390
*   Digi International, Inc..................................... 233,854   3,009,701
#*  Digimarc Corp...............................................   3,695     110,074
*   Diodes, Inc................................................. 352,806  12,849,195
#*  Domo, Inc., Class B.........................................  79,829   3,058,249
*   DSP Group, Inc.............................................. 234,923   3,357,050
#*  Eastman Kodak Co............................................  15,296      37,628
#   Ebix, Inc...................................................  47,484   2,396,992
*   eGain Corp.................................................. 165,091   1,649,259
#*  Electronics for Imaging, Inc................................ 288,333  10,723,104
#*  Electro-Sensors, Inc........................................   4,550      16,334
*   EMCORE Corp................................................. 102,288     400,969
#*  Endurance International Group Holdings, Inc................. 604,345   3,342,028
*   ePlus, Inc.................................................. 157,153  14,817,956

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Everspin Technologies, Inc..................................   1,637 $    13,882
    EVERTEC, Inc................................................ 256,166   8,020,557
*   Evolving Systems, Inc.......................................  31,896      34,448
#*  Exela Technologies, Inc..................................... 105,413     346,809
*   ExlService Holdings, Inc.................................... 265,274  15,757,276
*   Extreme Networks, Inc....................................... 197,221   1,577,768
*   Fabrinet.................................................... 394,515  23,876,048
*   FARO Technologies, Inc...................................... 180,392  10,147,050
#*  Finisar Corp................................................ 846,065  20,398,627
*   Finjan Holdings, Inc........................................ 106,136     314,163
#*  Fitbit, Inc., Class A....................................... 681,999   3,600,955
*   FormFactor, Inc............................................. 750,555  14,223,017
*   Frequency Electronics, Inc..................................  66,023     795,577
#   GlobalSCAPE, Inc............................................  26,038     197,108
#*  Globant SA..................................................  58,749   4,934,328
*   GSE Systems, Inc............................................ 119,569     304,901
*   GSI Technology, Inc......................................... 104,352     848,382
#*  GTT Communications, Inc..................................... 276,365  11,593,512
    Hackett Group, Inc. (The)................................... 373,226   5,729,019
#*  Harmonic, Inc............................................... 983,263   5,565,269
*   I3 Verticals, Inc., Class A.................................  13,515     326,252
#*  Ichor Holdings, Ltd.........................................  49,376   1,243,288
#*  ID Systems, Inc.............................................  48,604     272,668
*   IEC Electronics Corp........................................  33,359     251,860
*   Image Sensing Systems, Inc..................................   2,530      13,535
*   Immersion Corp..............................................  85,389     806,926
#*  Infinera Corp............................................... 607,975   2,638,611
*   Innodata, Inc............................................... 104,812     120,534
#*  Inphi Corp.................................................. 114,327   5,220,171
*   Insight Enterprises, Inc.................................... 311,814  17,642,436
#*  Intelligent Systems Corp....................................   4,600     129,996
#*  Internap Corp...............................................  83,367     328,466
*   inTEST Corp.................................................  78,717     521,107
*   Intevac, Inc................................................  57,241     274,184
#*  Iteris, Inc.................................................  78,521     340,781
#*  Itron, Inc..................................................  40,201   2,157,186
#   KEMET Corp.................................................. 456,016   8,149,006
*   Key Tronic Corp.............................................  24,728     137,240
*   Kimball Electronics, Inc.................................... 183,859   2,781,787
*   Knowles Corp................................................ 870,371  16,432,604
#*  Kopin Corp..................................................  31,107      38,884
    Kulicke & Soffa Industries, Inc............................. 582,384  13,552,076
#*  KVH Industries, Inc......................................... 178,044   1,744,831
*   Lantronix, Inc..............................................   3,368      12,226
*   Lattice Semiconductor Corp.................................. 850,629  11,015,646
#*  LGL Group, Inc. (The).......................................  51,187     368,546
#*  Lightpath Technologies, Inc., Class A.......................   7,150      10,725
*   Limelight Networks, Inc..................................... 506,976   1,505,719
*   LiveRamp Holdings, Inc......................................   3,059     178,431
*   Luna Innovations, Inc.......................................  99,696     442,650
*   Luxoft Holding, Inc.........................................  73,840   4,313,733
#*  MACOM Technology Solutions Holdings, Inc....................  61,244     850,679
#*  MagnaChip Semiconductor Corp................................  86,929     769,322
    ManTech International Corp., Class A........................ 164,553  10,200,640
*   Marin Software, Inc.........................................     300       1,473
#*  MaxLinear, Inc.............................................. 295,100   7,941,141
#*  Maxwell Technologies, Inc...................................   2,926      12,845
    Methode Electronics, Inc.................................... 414,291  12,225,727
*   MicroStrategy, Inc., Class A................................  22,358   3,346,993

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Mitek Systems, Inc..........................................    40,438 $   481,212
*   MoneyGram International, Inc................................     2,658       8,798
    Monotype Imaging Holdings, Inc..............................   243,008   4,189,458
    MTS Systems Corp............................................   185,708  10,210,226
*   Nanometrics, Inc............................................   253,897   7,563,592
#*  Napco Security Technologies, Inc............................   275,680   6,831,350
#*  NeoPhotonics Corp...........................................   325,813   2,225,303
*   Net Element, Inc............................................     2,167      12,244
#*  NETGEAR, Inc................................................   358,590  11,127,048
#*  Netscout Systems, Inc.......................................   134,512   3,954,653
*   NetSol Technologies, Inc....................................    45,396     329,575
    Network-1 Technologies, Inc.................................    46,583     115,060
    NIC, Inc....................................................   499,105   8,614,552
*   Novanta, Inc................................................   164,807  14,341,505
    NVE Corp....................................................    13,619   1,304,836
*   OneSpan, Inc................................................   189,711   3,517,242
*   Optical Cable Corp..........................................    37,938     184,758
#*  OSI Systems, Inc............................................   216,976  19,556,047
#*  PAR Technology Corp.........................................   121,334   2,876,829
    Park Electrochemical Corp...................................   150,505   2,475,807
#   Paysign, Inc................................................    48,891     397,484
    PC Connection, Inc..........................................   122,872   4,565,924
*   PCM, Inc....................................................   117,574   3,243,867
    PC-Tel, Inc.................................................   173,685     821,530
#*  PDF Solutions, Inc..........................................   105,955   1,375,296
*   Perceptron, Inc.............................................    71,825     522,886
#*  Perficient, Inc.............................................   363,839  10,711,420
*   PFSweb, Inc.................................................    14,215      65,673
*   Photronics, Inc.............................................   655,931   6,126,396
*   Pixelworks, Inc.............................................    95,160     438,688
#   Plantronics, Inc............................................    49,803   2,563,858
*   Plexus Corp.................................................   225,831  13,590,510
    Power Integrations, Inc.....................................    79,110   6,251,272
#   Presidio, Inc...............................................   141,247   2,121,530
*   PRGX Global, Inc............................................   159,773   1,281,379
    Progress Software Corp......................................   389,221  17,752,370
    QAD, Inc., Class A..........................................    89,941   4,215,535
    QAD, Inc., Class B..........................................    28,726     952,267
#*  Qualstar Corp...............................................    15,022      86,376
*   Quantenna Communications, Inc...............................   133,617   3,253,574
*   Qumu Corp...................................................    83,584     263,290
*   Rambus, Inc................................................. 1,047,714  12,006,802
#*  RealNetworks, Inc...........................................    95,460     248,196
#*  Resonant, Inc...............................................     4,300      12,986
#   RF Industries, Ltd..........................................    67,928     512,856
*   Ribbon Communications, Inc..................................   627,260   3,362,114
    Richardson Electronics, Ltd.................................   103,699     606,639
#*  Rogers Corp.................................................    89,992  15,075,460
#*  Rubicon Technology, Inc.....................................     2,007      15,384
*   Rudolph Technologies, Inc...................................   367,512   8,890,115
    Sapiens International Corp. NV..............................    30,809     473,534
*   ScanSource, Inc.............................................   240,250   9,045,412
*   Seachange International, Inc................................    17,892      23,796
#*  SecureWorks Corp., Class A..................................     3,955      76,806
*   ServiceSource International, Inc............................     8,020       8,501
    Sigma Designs, Inc..........................................   160,840      25,911
*   Sigmatron International, Inc................................     9,685      26,537
#*  SMART Global Holdings, Inc..................................   151,202   3,287,131
#*  SMTC Corp...................................................    19,522      66,180

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  SolarEdge Technologies, Inc.................................    71,652 $  3,174,184
*   SPS Commerce, Inc...........................................    30,164    3,129,213
*   StarTek, Inc................................................    26,113      180,180
*   Steel Connect, Inc..........................................    81,417      159,577
*   Stratasys, Ltd..............................................   365,170    8,490,202
*   Super Micro Computer, Inc...................................   389,647    8,735,886
*   Support.com, Inc............................................    38,495       81,994
*   Sykes Enterprises, Inc......................................   404,777   11,232,562
#*  Synaptics, Inc..............................................   259,723    9,783,765
*   Synchronoss Technologies, Inc...............................    79,063      425,359
*   Telaria, Inc................................................    51,588      371,949
*   Telenav, Inc................................................    62,522      389,512
    TESSCO Technologies, Inc....................................    88,552    1,641,754
    TransAct Technologies, Inc..................................    91,312      860,159
    Travelport Worldwide, Ltd...................................   470,154    7,372,015
*   Trio-Tech International.....................................     6,465       20,688
*   TSR, Inc....................................................    52,346      266,703
    TTEC Holdings, Inc..........................................   243,658    8,883,771
#*  TTM Technologies, Inc.......................................   785,133   10,395,161
#*  Ultra Clean Holdings, Inc...................................   221,147    2,647,130
#*  Unisys Corp.................................................   396,514    4,444,922
*   Upland Software, Inc........................................   118,610    5,514,179
#*  USA Technologies, Inc.......................................   105,078      595,792
*   Veeco Instruments, Inc......................................   459,994    5,602,727
#*  Veritone, Inc...............................................    18,284      113,178
*   Virtusa Corp................................................   358,465   19,912,731
*   Vishay Precision Group, Inc.................................   120,922    4,579,316
    Wayside Technology Group, Inc...............................    32,917      389,737
#*  Westell Technologies, Inc., Class A.........................     4,300        9,159
*   Wireless Telecom Group, Inc.................................   110,946      170,857
    Xperi Corp..................................................   247,901    6,160,340
*   Zix Corp....................................................   523,004    4,262,483
                                                                           ------------
TOTAL INFORMATION TECHNOLOGY....................................            893,427,546
                                                                           ------------
MATERIALS -- (3.9%)
*   AdvanSix, Inc...............................................    95,001    2,871,880
#*  AgroFresh Solutions, Inc....................................   185,302      591,113
#*  AK Steel Holding Corp....................................... 1,698,263    4,109,796
*   American Biltrite, Inc......................................       478      291,580
    American Vanguard Corp......................................   171,708    2,702,684
*   Ampco-Pittsburgh Corp.......................................     2,643        8,510
    Boise Cascade Co............................................   342,002    9,470,035
    Carpenter Technology Corp...................................    42,740    2,122,896
#*  Century Aluminum Co.........................................   509,519    4,285,055
    Chase Corp..................................................    82,280    7,707,168
#*  Clearwater Paper Corp.......................................    99,274    2,002,357
#*  Coeur Mining, Inc........................................... 1,473,755    5,320,256
#   Commercial Metals Co........................................    87,820    1,518,408
#   Compass Minerals International, Inc.........................    59,841    3,434,275
    Core Molding Technologies, Inc..............................    66,816      542,546
#*  Ferro Corp..................................................   883,136   15,781,640
    Ferroglobe P.L.C............................................    25,573       54,982
#*  Flotek Industries, Inc......................................   191,513      683,701
    Friedman Industries, Inc....................................    71,987      529,104
    FutureFuel Corp.............................................   289,104    4,246,938
*   GCP Applied Technologies, Inc...............................    86,764    2,497,936
    Gold Resource Corp..........................................   159,633      584,257
    Greif, Inc., Class A........................................    33,669    1,330,599
    Hawkins, Inc................................................   121,367    4,479,656

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
MATERIALS -- (Continued)
    Haynes International, Inc...................................    40,576 $  1,311,011
#   Hecla Mining Co............................................. 2,259,676    4,745,320
    Innophos Holdings, Inc......................................    40,963    1,318,599
    Innospec, Inc...............................................   254,933   21,623,417
*   Intrepid Potash, Inc........................................ 1,073,099    3,991,928
    Kaiser Aluminum Corp........................................   167,047   16,437,425
*   Koppers Holdings, Inc.......................................   113,180    3,026,433
*   Kraton Corp.................................................   270,356    8,873,084
#   Kronos Worldwide, Inc.......................................   101,702    1,383,147
#*  LSB Industries, Inc.........................................   133,601      781,566
    Materion Corp...............................................   157,618    9,146,573
#   McEwen Mining, Inc..........................................    73,816      101,866
#   Mercer International, Inc...................................   462,228    6,545,148
    Minerals Technologies, Inc..................................    15,900      998,043
    Myers Industries, Inc.......................................   324,292    5,801,584
#   Neenah, Inc.................................................   165,819   11,250,819
#   Nexa Resources SA...........................................    16,489      195,230
    Northern Technologies International Corp....................    38,414    1,017,203
    Olympic Steel, Inc..........................................   100,305    1,626,947
*   OMNOVA Solutions, Inc.......................................   403,038    2,982,481
    PH Glatfelter Co............................................   392,510    6,193,808
*   PQ Group Holdings, Inc......................................    15,020      237,466
#   Quaker Chemical Corp........................................    61,697   13,809,022
*   Ramaco Resources, Inc.......................................     4,591       30,851
#   Rayonier Advanced Materials, Inc............................   438,370    6,505,411
    Resolute Forest Products, Inc...............................   495,263    3,917,530
*   Ryerson Holding Corp........................................   119,095    1,030,172
    Schnitzer Steel Industries, Inc., Class A...................   274,974    6,522,383
    Schweitzer-Mauduit International, Inc.......................   172,851    6,148,310
    Stepan Co...................................................   165,320   15,298,713
#*  Summit Materials, Inc., Class A.............................   190,205    3,332,392
*   SunCoke Energy, Inc.........................................   499,683    4,302,271
#   Synalloy Corp...............................................    66,453    1,172,895
#*  TimkenSteel Corp............................................   289,763    2,938,197
#*  Trecora Resources...........................................   146,751    1,372,122
    Tredegar Corp...............................................   337,177    6,075,930
    Trinseo SA..................................................    42,276    1,900,306
*   Tronox Holdings P.L.C., Class A.............................    81,341    1,150,162
*   UFP Technologies, Inc.......................................    26,955      981,162
    United States Lime & Minerals, Inc..........................    60,400    4,887,568
*   Universal Stainless & Alloy Products, Inc...................    77,855    1,120,333
#*  US Concrete, Inc............................................    53,326    2,513,254
*   Venator Materials P.L.C.....................................   105,417      638,827
*   Verso Corp., Class A........................................   317,978    7,097,269
    Warrior Met Coal, Inc.......................................   235,432    7,298,392
    Worthington Industries, Inc.................................     5,295      212,488
                                                                           ------------
TOTAL MATERIALS.................................................            287,012,430
                                                                           ------------
REAL ESTATE -- (1.0%)
*   Altisource Asset Management Corp............................     1,788       48,276
#*  Altisource Portfolio Solutions SA...........................    35,261      834,628
#   CKX Lands, Inc..............................................    15,043      153,589
#   Consolidated-Tomoka Land Co.................................    54,084    3,353,208
*   Forestar Group, Inc.........................................    37,819      728,772
*   FRP Holdings, Inc...........................................    92,531    4,690,397
    Griffin Industrial Realty, Inc..............................    49,036    1,790,304
    HFF, Inc., Class A..........................................   425,510   20,250,021
#*  InterGroup Corp. (The)......................................     5,700      177,840
*   JW Mays, Inc................................................     2,700      101,250

U.S. MICRO CAP PORTFOLIO
CONTINUED


                                                                     SHARES       VALUE+
                                                                   ---------- --------------
REAL ESTATE -- (Continued)
#*    Marcus & Millichap, Inc.....................................    301,083 $   12,976,677
#*    Maui Land & Pineapple Co., Inc..............................     26,758        320,293
*     Rafael Holdings, Inc., Class B..............................    137,761      2,231,728
      RE/MAX Holdings, Inc., Class A..............................    158,909      6,885,527
      RMR Group, Inc. (The), Class A..............................     96,620      5,588,501
#*    St Joe Co. (The)............................................    509,925      8,689,122
*     Stratus Properties, Inc.....................................     70,654      1,892,114
#*    Tejon Ranch Co..............................................    259,941      4,483,982
#*    Trinity Place Holdings, Inc.................................     93,454        366,340
                                                                              --------------
TOTAL REAL ESTATE.................................................                75,562,569
                                                                              --------------
UTILITIES -- (2.0%)
#     American States Water Co....................................    267,077     19,007,870
*     AquaVenture Holdings, Ltd...................................     92,517      1,799,456
      Artesian Resources Corp., Class A...........................     45,630      1,655,456
#*    Atlantic Power Corp.........................................    249,339        575,973
      Atlantica Yield P.L.C.......................................     11,908        243,995
#     California Water Service Group..............................    430,087     21,672,084
      Chesapeake Utilities Corp...................................    157,942     14,631,747
#     Connecticut Water Service, Inc..............................     90,850      6,229,584
      Consolidated Water Co., Ltd.................................     63,422        802,922
      El Paso Electric Co.........................................     82,405      5,035,769
#     Genie Energy, Ltd., Class B.................................    210,510      1,829,332
      MGE Energy, Inc.............................................    131,009      8,881,100
      Middlesex Water Co..........................................    136,005      7,886,930
#     Northwest Natural Holding Co................................    218,122     14,590,181
      Otter Tail Corp.............................................    303,669     15,578,220
#     Pattern Energy Group, Inc., Class A.........................    195,543      4,520,954
      RGC Resources, Inc..........................................     15,928        441,206
      SJW Group...................................................    216,094     13,410,794
#     Spark Energy, Inc., Class A.................................     10,012         94,713
      TerraForm Power, Inc., Class A..............................    172,944      2,345,121
      Unitil Corp.................................................    121,970      6,941,313
      York Water Co. (The)........................................     88,610      3,015,398
                                                                              --------------
TOTAL UTILITIES...................................................               151,190,118
                                                                              --------------
TOTAL COMMON STOCKS...............................................             6,577,238,964
                                                                              --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
#     GCI Liberty, Inc............................................     64,250        700,716
                                                                              --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
#*>>  Social Reality, Inc. Rights 12/31/19, Class A...............     16,919            508
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             6,577,940,188
                                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 61,419,797     61,419,797
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (10.7%)
@(S)  The DFA Short Term Investment Fund.......................... 68,932,306    797,615,708
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $5,386,435,950)..........................................            $7,436,975,693
                                                                              ==============

U.S. MICRO CAP PORTFOLIO
CONTINUED


As of April 30, 2019, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                        UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................    393     06/21/19  $54,507,873 $57,938,025   $3,430,152
                                                              ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.................                      $54,507,873 $57,938,025   $3,430,152
                                                              =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              -------------- ------------ ------- --------------

Common Stocks
   Communication Services.................... $  220,197,621           --   --    $  220,197,621
   Consumer Discretionary....................    870,361,685 $     11,479   --       870,373,164
   Consumer Staples..........................    252,552,157           --   --       252,552,157
   Energy....................................    427,710,235           --   --       427,710,235
   Financials................................  1,419,326,073       21,251   --     1,419,347,324
   Health Care...............................    674,472,300           --   --       674,472,300
   Industrials...............................  1,305,393,500           --   --     1,305,393,500
   Information Technology....................    893,411,499       16,047   --       893,427,546
   Materials.................................    287,012,430           --   --       287,012,430
   Real Estate...............................     75,562,569           --   --        75,562,569
   Utilities.................................    151,190,118           --   --       151,190,118
Preferred Stocks
   Communication Services....................        700,716           --   --           700,716
Rights/Warrants
   Consumer Discretionary....................             --          508   --               508
Temporary Cash Investments...................     61,419,797           --   --        61,419,797
Securities Lending Collateral................             --  797,615,708   --       797,615,708
Futures Contracts**..........................      3,430,152           --   --         3,430,152
                                              -------------- ------------   --    --------------
TOTAL........................................ $6,642,740,852 $797,664,993   --    $7,440,405,845
                                              ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMON STOCKS -- (96.0%)
REAL ESTATE -- (96.0%)
#   Acadia Realty Trust.........................................   727,947 $ 20,557,223
#   Agree Realty Corp...........................................   322,918   21,141,441
#   Alexander's, Inc............................................    27,006   10,252,288
    Alexandria Real Estate Equities, Inc........................   972,171  138,427,429
    American Assets Trust, Inc..................................   302,383   13,967,071
    American Campus Communities, Inc............................ 1,214,231   57,311,703
    American Homes 4 Rent, Class A.............................. 2,377,832   57,020,411
    American Tower Corp......................................... 3,898,135  761,305,765
    Apartment Investment & Management Co., Class A.............. 1,359,864   67,122,887
#   Apple Hospitality REIT, Inc................................. 1,905,734   31,349,324
    Ashford Hospitality Trust, Inc..............................   978,518    5,391,634
    AvalonBay Communities, Inc.................................. 1,227,275  246,596,366
#   Bluerock Residential Growth REIT, Inc.......................   203,289    2,278,870
    Boston Properties, Inc...................................... 1,374,080  189,100,890
    Braemar Hotels & Resorts, Inc...............................   279,962    3,891,472
    Brandywine Realty Trust..................................... 1,607,465   24,738,886
#   Brixmor Property Group, Inc................................. 2,653,999   47,453,502
    Brookfield Property REIT, Inc., Class A..................... 1,686,561   35,131,066
    BRT Apartments Corp.........................................    20,713      290,603
    Camden Property Trust.......................................   829,894   83,528,831
    CareTrust REIT, Inc.........................................   731,139   17,730,121
#   CBL & Associates Properties, Inc............................ 1,528,532    1,543,817
    Cedar Realty Trust, Inc.....................................   763,997    2,345,471
#   Chatham Lodging Trust.......................................   404,693    7,968,405
#   Chesapeake Lodging Trust....................................   536,508   15,290,478
    City Office REIT, Inc.......................................   303,705    3,522,978
#   Clipper Realty, Inc.........................................    41,093      536,264
    Columbia Property Trust, Inc................................ 1,044,439   23,719,210
    Community Healthcare Trust, Inc.............................   109,070    3,978,874
#   Condor Hospitality Trust, Inc...............................     5,322       52,049
#   CorePoint Lodging, Inc......................................   369,644    4,620,550
    CoreSite Realty Corp........................................   320,390   35,053,870
    Corporate Office Properties Trust...........................   931,803   25,978,668
    Cousins Properties, Inc..................................... 3,803,102   36,395,686
    Crown Castle International Corp............................. 3,656,867  459,960,731
    CubeSmart................................................... 1,649,253   52,627,663
#   CyrusOne, Inc...............................................   912,567   50,820,856
#   DiamondRock Hospitality Co.................................. 1,843,728   20,022,886
#   Digital Realty Trust, Inc................................... 1,823,385  214,630,648
    Douglas Emmett, Inc......................................... 1,429,147   58,866,565
    Duke Realty Corp............................................ 3,156,127   98,218,672
#   Easterly Government Properties, Inc.........................   531,951    9,575,118
#   EastGroup Properties, Inc...................................   316,860   36,226,604
    Empire State Realty Trust, Inc., Class A.................... 1,302,087   20,130,265
#   EPR Properties..............................................   658,068   51,895,242
    Equinix, Inc................................................   736,041  334,677,843
    Equity Commonwealth......................................... 1,094,415   34,802,397
    Equity LifeStyle Properties, Inc............................   756,993   88,341,083
    Equity Residential.......................................... 3,275,457  250,310,424
    Essex Property Trust, Inc...................................   586,560  165,703,200
    Extra Space Storage, Inc.................................... 1,135,236  117,712,621
    Federal Realty Investment Trust.............................   650,812   87,111,186
    First Industrial Realty Trust, Inc.......................... 1,138,370   40,150,310
#   Four Corners Property Trust, Inc............................   564,254   16,047,384

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
REAL ESTATE -- (Continued)
    Franklin Street Properties Corp.............................   941,922 $  7,403,507
    Front Yard Residential Corp.................................   212,446    2,105,340
    Gaming and Leisure Properties, Inc.......................... 1,817,447   73,388,510
    Getty Realty Corp...........................................   299,553    9,714,504
    Gladstone Commercial Corp...................................   252,576    5,493,528
    Global Medical REIT, Inc....................................    66,395      677,229
#   Global Net Lease, Inc.......................................   674,380   12,860,427
    Global Self Storage, Inc....................................    28,065      108,050
#   HCP, Inc.................................................... 4,208,980  125,343,424
    Healthcare Realty Trust, Inc................................ 1,089,284   33,637,090
    Healthcare Trust of America, Inc., Class A.................. 1,833,942   50,580,120
#   Hersha Hospitality Trust....................................   375,155    6,966,628
    Highwoods Properties, Inc...................................   920,093   41,017,746
    Hospitality Properties Trust................................ 1,469,692   38,211,992
    Host Hotels & Resorts, Inc.................................. 6,595,002  126,887,838
    Hudson Pacific Properties, Inc.............................. 1,388,939   48,418,414
#   Independence Realty Trust, Inc..............................   777,621    8,235,006
#   Industrial Logistics Properties Trust.......................   567,846   11,271,743
    Investors Real Estate Trust.................................   115,457    6,959,748
#   Invitation Homes, Inc....................................... 2,899,871   72,090,793
#   Iron Mountain, Inc.......................................... 2,396,121   77,826,010
    JBG SMITH Properties........................................ 1,012,686   43,089,789
#   Kilroy Realty Corp..........................................   912,637   70,190,912
#   Kimco Realty Corp........................................... 3,730,315   64,870,178
    Kite Realty Group Trust.....................................   744,689   11,758,639
#   Lamar Advertising Co., Class A..............................   753,369   62,281,015
    Lexington Realty Trust...................................... 1,936,789   17,566,676
    Liberty Property Trust...................................... 1,308,853   64,971,463
    Life Storage, Inc...........................................   414,102   39,459,780
#   LTC Properties, Inc.........................................   351,050   15,818,313
#   Macerich Co. (The)..........................................   967,048   38,817,307
#   Mack-Cali Realty Corp.......................................   799,548   18,613,477
    MedEquities Realty Trust, Inc...............................    47,162      505,105
#   Medical Properties Trust, Inc............................... 3,282,123   57,305,868
#   MGM Growth Properties LLC, Class A..........................   679,405   21,917,605
    Mid-America Apartment Communities, Inc...................... 1,022,014  111,818,552
    Monmouth Real Estate Investment Corp........................   760,049   10,443,073
#   National Health Investors, Inc..............................   378,392   28,542,109
    National Retail Properties, Inc............................. 1,426,336   75,053,800
    National Storage Affiliates Trust...........................   493,860   14,450,344
#   New Senior Investment Group, Inc............................   717,386    4,010,188
    NexPoint Residential Trust, Inc.............................   164,106    6,152,334
#   NorthStar Realty Europe Corp................................   431,686    7,696,961
    Office Properties Income Trust..............................   415,464   11,275,693
#   Omega Healthcare Investors, Inc............................. 1,773,132   62,751,141
    One Liberty Properties, Inc.................................   131,156    3,711,715
    Outfront Media, Inc......................................... 1,231,896   29,356,082
#   Paramount Group, Inc........................................ 1,863,797   27,006,419
#   Park Hotels & Resorts, Inc.................................. 1,812,783   58,154,079
#   Pebblebrook Hotel Trust..................................... 1,363,786   44,404,872
#   Pennsylvania Real Estate Investment Trust...................   633,141    3,811,509
    Physicians Realty Trust..................................... 1,651,539   29,826,794
    Piedmont Office Realty Trust, Inc., Class A................. 1,275,712   26,560,324
#   Plymouth Industrial REIT, Inc...............................     6,523      122,437
    Prologis, Inc............................................... 5,576,702  427,565,742
    PS Business Parks, Inc......................................   187,825   28,853,676
    Public Storage.............................................. 1,383,304  305,959,179
#   QTS Realty Trust, Inc., Class A.............................   451,070   20,456,024
    Realty Income Corp.......................................... 2,643,115  185,044,481

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- --------------
REAL ESTATE -- (Continued)
      Regency Centers Corp........................................  1,373,557 $   92,261,824
#     Retail Opportunity Investments Corp.........................  1,009,250     17,712,337
      Retail Properties of America, Inc., Class A.................  2,011,230     24,718,017
      Retail Value, Inc...........................................    148,751      4,983,158
      Rexford Industrial Realty, Inc..............................    787,794     29,849,515
      RLJ Lodging Trust...........................................  1,574,095     28,979,089
#     RPT Realty..................................................    709,802      8,609,898
      Ryman Hospitality Properties, Inc...........................    410,089     32,643,084
#     Sabra Health Care REIT, Inc.................................  1,578,239     30,870,355
      Saul Centers, Inc...........................................    126,082      6,726,475
*     SBA Communications Corp.....................................  1,010,698    205,909,504
#     Senior Housing Properties Trust.............................  2,131,834     17,118,627
#     Seritage Growth Properties..................................    103,449      4,612,791
      Simon Property Group, Inc...................................  2,743,583    476,560,367
#     SITE Centers Corp...........................................  1,389,895     18,402,210
      SL Green Realty Corp........................................    750,935     66,337,598
#     Sotherly Hotels, Inc........................................    109,976        776,431
      Spirit MTA REIT.............................................    433,542      2,922,073
      Spirit Realty Capital, Inc..................................    811,484     32,832,643
      STAG Industrial, Inc........................................    956,021     27,514,284
      STORE Capital Corp..........................................  1,729,189     57,616,577
#     Summit Hotel Properties, Inc................................    905,752     10,515,781
      Sun Communities, Inc........................................    742,323     91,365,115
      Sunstone Hotel Investors, Inc...............................  2,020,530     29,095,632
#     Tanger Factory Outlet Centers, Inc..........................    847,532     15,306,428
      Taubman Centers, Inc........................................    550,559     27,142,559
      Terreno Realty Corp.........................................    515,839     23,032,211
      Tier REIT, Inc..............................................    440,835     12,493,264
      UDR, Inc....................................................  2,460,402    110,595,070
#     UMH Properties, Inc.........................................    287,659      4,041,609
#     Uniti Group, Inc............................................  1,502,669     16,514,332
      Universal Health Realty Income Trust........................    116,882      9,469,780
      Urban Edge Properties.......................................  1,005,639     18,674,716
#     Urstadt Biddle Properties, Inc..............................     67,653      1,170,059
      Urstadt Biddle Properties, Inc., Class A....................    266,595      5,846,428
      Ventas, Inc.................................................  3,142,226    192,021,431
      VEREIT, Inc.................................................  8,545,020     70,581,873
      Vornado Realty Trust........................................  1,509,612    104,374,574
#     Washington Prime Group, Inc.................................  1,647,199      7,330,036
#     Washington Real Estate Investment Trust.....................    704,312     19,889,771
      Weingarten Realty Investors.................................  1,104,545     31,965,532
      Welltower, Inc..............................................  3,453,849    257,415,366
#     Whitestone REIT.............................................    318,928      4,091,846
#     WP Carey, Inc...............................................  1,439,561    114,185,979
#     Xenia Hotels & Resorts, Inc.................................    953,388     20,640,850
                                                                              --------------
TOTAL REAL ESTATE.................................................             9,398,534,202
                                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market
          Fund 2.370%............................................. 79,804,730     79,804,730
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (3.2%)
@(S)  The DFA Short Term Investment Fund.......................... 26,525,430    306,925,746
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $6,793,380,655)..........................................            $9,785,264,678
                                                                              ==============

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


As of April 30, 2019, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                          NUMBER                                         UNREALIZED
                                            OF     EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------                              --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index..................    518     06/21/19  $72,733,424 $76,366,150    $3,632,726
                                                              ----------- -----------    ----------
TOTAL FUTURES CONTRACTS.................                      $72,733,424 $76,366,150    $3,632,726
                                                              =========== ===========    ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     --------------------------------------------------
                                        LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                     -------------- ------------ ------- --------------
Common Stocks
   Real Estate...................... $9,398,534,202           --   --    $9,398,534,202
Temporary Cash Investments..........     79,804,730           --   --        79,804,730
Securities Lending Collateral.......             -- $306,925,746   --       306,925,746
Futures Contracts**.................      3,632,726           --   --         3,632,726
                                     -------------- ------------   --    --------------
TOTAL............................... $9,481,971,658 $306,925,746   --    $9,788,897,404
                                     ============== ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
COMMON STOCKS -- (93.5%)
AUSTRALIA -- (5.7%)
    Adelaide Brighton, Ltd......................................     4,982 $    15,222
#*  Afterpay Touch Group, Ltd...................................    31,441     569,585
    AGL Energy, Ltd.............................................   157,174   2,465,800
    ALS, Ltd....................................................   121,790     682,721
    Altium, Ltd.................................................    51,803   1,238,005
    Alumina, Ltd................................................   707,524   1,119,572
#   Amcor, Ltd., Sponsored ADR..................................     1,068      48,290
    Amcor, Ltd..................................................   335,752   3,795,288
    AMP, Ltd.................................................... 1,786,565   2,863,747
    Ansell, Ltd.................................................     9,168     174,543
    APA Group...................................................   287,796   1,953,608
    Aristocrat Leisure, Ltd.....................................   177,083   3,259,846
    ASX, Ltd....................................................    29,039   1,525,659
    Atlas Arteria, Ltd..........................................   259,883   1,283,321
    Aurizon Holdings, Ltd....................................... 1,195,310   4,010,869
#   AusNet Services.............................................   747,865     936,316
    Australia & New Zealand Banking Group, Ltd..................   636,698  12,214,781
#   Bank of Queensland, Ltd.....................................   221,190   1,445,612
    Beach Energy, Ltd........................................... 1,142,516   1,713,258
    Bendigo & Adelaide Bank, Ltd................................   265,093   1,925,453
    BHP Group, Ltd..............................................   842,811  22,302,754
#   BHP Group, Ltd., Sponsored ADR..............................    64,389   3,409,398
    BlueScope Steel, Ltd........................................   419,603   3,987,399
    Boral, Ltd..................................................   652,435   2,233,703
    Brambles, Ltd...............................................   509,466   4,329,284
    Caltex Australia, Ltd.......................................   173,742   3,331,549
    Challenger, Ltd.............................................   256,238   1,483,350
    CIMIC Group, Ltd............................................    33,464   1,193,785
    Cleanaway Waste Management, Ltd.............................   975,941   1,549,786
    Coca-Cola Amatil, Ltd.......................................   256,719   1,592,453
    Cochlear, Ltd...............................................    18,896   2,497,767
*   Coles Group, Ltd............................................   312,827   2,781,407
    Commonwealth Bank of Australia..............................   512,071  26,912,000
    Computershare, Ltd..........................................   145,852   1,834,854
    Crown Resorts, Ltd..........................................   140,201   1,314,245
    CSL, Ltd....................................................   133,309  18,698,157
#   Domino's Pizza Enterprises, Ltd.............................    28,806     873,206
    Downer EDI, Ltd.............................................   503,809   2,750,741
    Evolution Mining, Ltd.......................................   779,756   1,757,708
    Flight Centre Travel Group, Ltd.............................    33,092     896,433
    Fortescue Metals Group, Ltd.................................   929,486   4,696,884
#   Harvey Norman Holdings, Ltd.................................   399,284   1,173,947
    Healthscope, Ltd............................................   573,845     991,451
    IDP Education, Ltd..........................................     4,971      54,704
    Iluka Resources, Ltd........................................   147,340     899,098
    Incitec Pivot, Ltd..........................................   873,217   2,075,116
    Insurance Australia Group, Ltd..............................   795,715   4,421,357
#   James Hardie Industries P.L.C...............................   122,547   1,667,287
    James Hardie Industries P.L.C., Sponsored ADR...............     2,500      34,225
    LendLease Group.............................................   229,991   2,156,712
    Link Administration Holdings, Ltd...........................   270,602   1,451,497
    Macquarie Group, Ltd........................................    93,526   8,888,197
    Magellan Financial Group, Ltd...............................    66,221   2,084,474
    Medibank Pvt, Ltd........................................... 1,001,993   2,019,380
    National Australia Bank, Ltd................................   730,822  13,048,847

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
AUSTRALIA -- (Continued)
    Newcrest Mining, Ltd........................................   162,121 $  2,863,903
    Northern Star Resources, Ltd................................   343,959    1,991,712
    Oil Search, Ltd.............................................   479,917    2,628,231
    Orica, Ltd..................................................   162,980    2,136,877
    Origin Energy, Ltd..........................................   748,987    3,892,162
    Orora, Ltd..................................................   664,513    1,419,945
    Qantas Airways, Ltd.........................................   312,804    1,237,366
#   QBE Insurance Group, Ltd....................................   567,872    5,179,588
#   Qube Holdings, Ltd..........................................   586,713    1,171,139
#   Ramsay Health Care, Ltd.....................................    46,838    2,156,979
    REA Group, Ltd..............................................    16,819      947,827
#   Reece, Ltd..................................................    94,484      687,746
#   Reliance Worldwide Corp., Ltd...............................   177,385      610,373
    Rio Tinto, Ltd..............................................   119,445    8,050,871
    Santos, Ltd.................................................   894,159    4,524,988
    Seek, Ltd...................................................   159,876    2,053,453
#   Seven Group Holdings, Ltd...................................    35,592      492,159
    Sonic Healthcare, Ltd.......................................   101,658    1,838,370
    South32, Ltd., ADR..........................................     6,560       76,883
    South32, Ltd................................................ 1,670,212    3,944,741
    Spark Infrastructure Group..................................   639,870    1,020,723
    Star Entertainment Grp, Ltd. (The)..........................   451,550    1,445,856
    Suncorp Group, Ltd..........................................   515,921    4,828,119
    Sydney Airport..............................................   268,876    1,445,248
    Tabcorp Holdings, Ltd.......................................   793,556    2,679,589
    Telstra Corp., Ltd.......................................... 1,345,381    3,204,486
    TPG Telecom, Ltd............................................   267,150    1,269,415
    Transurban Group............................................   569,176    5,389,774
    Treasury Wine Estates, Ltd..................................   172,444    2,091,694
    Wesfarmers, Ltd.............................................   339,070    8,606,371
#   Westpac Banking Corp........................................   850,861   16,529,165
#   Westpac Banking Corp., Sponsored ADR........................    70,122    1,368,080
    Whitehaven Coal, Ltd........................................   685,758    2,033,843
    WiseTech Global, Ltd........................................    45,484      720,209
    Woodside Petroleum, Ltd.....................................   224,174    5,588,596
    Woolworths Group, Ltd.......................................   387,995    8,711,468
    WorleyParsons, Ltd..........................................   180,773    1,821,603
*   Xero, Ltd...................................................    18,845      724,826
                                                                           ------------
TOTAL AUSTRALIA.................................................            312,019,029
                                                                           ------------
AUSTRIA -- (0.3%)
#   ANDRITZ AG..................................................     2,028       96,849
    Erste Group Bank AG.........................................   109,019    4,362,512
    OMV AG......................................................    50,162    2,690,646
    Raiffeisen Bank International AG............................   138,311    3,689,066
#   Verbund AG..................................................    11,511      571,603
    Voestalpine AG..............................................    78,880    2,537,888
                                                                           ------------
TOTAL AUSTRIA...................................................             13,948,564
                                                                           ------------
BELGIUM -- (0.9%)
    Ageas.......................................................    88,050    4,653,072
#   Anheuser-Busch InBev SA.....................................   265,831   23,634,271
#   Anheuser-Busch InBev SA/NV, Sponsored ADR...................     9,277      825,096
    Colruyt SA..................................................    31,612    2,282,041
*   Galapagos NV................................................     5,376      615,333
#   KBC Group NV................................................    56,855    4,220,680
    Proximus SADP...............................................   116,725    3,269,129
    Solvay SA...................................................    34,276    4,132,854

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BELGIUM -- (Continued)
    Telenet Group Holding NV....................................  20,499 $ 1,088,759
    UCB SA......................................................  53,102   4,220,490
#   Umicore SA..................................................  46,051   1,787,136
                                                                         -----------
TOTAL BELGIUM...................................................          50,728,861
                                                                         -----------
CANADA -- (8.6%)
    Agnico Eagle Mines, Ltd.....................................   7,428     307,613
#   Agnico Eagle Mines, Ltd.....................................  53,208   2,203,343
*   Air Canada..................................................  44,600   1,070,640
    Algonquin Power & Utilities Corp............................  86,297     984,908
    Algonquin Power & Utilities Corp............................  23,199     264,469
    Alimentation Couche-Tard, Inc., Class B..................... 132,458   7,809,851
#   AltaGas, Ltd................................................  97,178   1,291,886
#   ARC Resources, Ltd.......................................... 275,885   1,752,468
    Atco, Ltd., Class I.........................................  32,724   1,122,391
#*  Aurora Cannabis, Inc........................................ 158,345   1,438,426
*   B2Gold Corp................................................. 926,531   2,517,409
    Bank of Montreal............................................  32,099   2,535,430
    Bank of Montreal............................................ 205,319  16,214,041
    Bank of Nova Scotia (The)................................... 176,568   9,723,958
    Bank of Nova Scotia (The)................................... 154,373   8,499,777
    Barrick Gold Corp...........................................  15,915     202,308
    Barrick Gold Corp........................................... 535,412   6,810,441
    Barrick Gold Corp........................................... 141,263   1,568,331
*   Bausch Health Cos., Inc.....................................  94,103   2,172,838
*   Bausch Health Cos., Inc.....................................  66,614   1,538,432
    BCE, Inc....................................................  19,715     882,068
    BCE, Inc....................................................  27,640   1,236,614
*   BlackBerry, Ltd............................................. 156,732   1,437,812
#*  BlackBerry, Ltd.............................................  82,706     759,241
#*  Bombardier, Inc., Class A...................................  19,300      34,287
*   Bombardier, Inc., Class B................................... 688,292   1,176,524
    Brookfield Asset Management, Inc., Class A.................. 117,193   5,650,166
    Brookfield Asset Management, Inc., Class A..................  31,734   1,529,261
    BRP, Inc....................................................  10,821     336,334
    CAE, Inc....................................................  66,638   1,549,929
    CAE, Inc....................................................  31,718     738,712
    Cameco Corp................................................. 144,095   1,589,702
    Cameco Corp.................................................  64,209     708,867
#*  Canada Goose Holdings, Inc..................................   7,177     383,252
#*  Canada Goose Holdings, Inc..................................   2,120     113,187
#   Canadian Imperial Bank of Commerce..........................  69,168   5,824,320
    Canadian Imperial Bank of Commerce..........................  51,924   4,373,039
    Canadian National Railway Co................................ 149,760  13,910,677
    Canadian National Railway Co................................  76,670   7,113,443
    Canadian Natural Resources, Ltd............................. 277,144   8,320,319
    Canadian Natural Resources, Ltd............................. 254,709   7,636,176
    Canadian Pacific Railway, Ltd...............................  31,366   7,027,791
    Canadian Pacific Railway, Ltd...............................  12,744   2,855,548
#   Canadian Tire Corp., Ltd., Class A..........................  26,216   2,885,580
    Canadian Utilities, Ltd., Class A...........................  34,145     941,237
*   Canfor Corp.................................................   8,200      85,752
#*  Canopy Growth Corp..........................................  24,300   1,227,425
    CCL Industries, Inc., Class B...............................  45,580   1,944,388
    Cenovus Energy, Inc......................................... 176,503   1,749,615
    Cenovus Energy, Inc......................................... 262,140   2,597,807
*   CGI, Inc....................................................  56,942   4,090,144
*   CGI, Inc....................................................  18,335   1,319,731
    CI Financial Corp........................................... 163,821   2,356,371

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
    CANADA -- (Continued)
    Cogeco Communications, Inc..................................     3,033 $   201,423
#   Constellation Software, Inc.................................     6,443   5,684,912
*   Cronos Group, Inc...........................................    29,272     501,450
    Dollarama, Inc..............................................    78,900   2,369,886
#   Emera, Inc..................................................    10,822     406,401
#   Empire Co., Ltd., Class A...................................    74,248   1,651,557
    Enbridge, Inc...............................................   138,888   5,130,660
    Enbridge, Inc...............................................   302,045  11,157,542
    Encana Corp.................................................   421,034   2,916,471
    Encana Corp.................................................   473,733   3,282,970
    Enerplus Corp...............................................    58,700     537,181
    Fairfax Financial Holdings, Ltd.............................    14,293   6,816,087
    Finning International, Inc..................................   116,560   2,092,460
    First Capital Realty, Inc...................................    74,564   1,188,282
#   First Quantum Minerals, Ltd.................................   266,013   2,809,645
    FirstService Corp...........................................     5,076     441,711
    Fortis, Inc.................................................    97,923   3,619,577
    Franco-Nevada Corp..........................................    12,583     901,577
    Franco-Nevada Corp..........................................    24,704   1,770,783
#   Genworth MI Canada, Inc.....................................    26,413     820,761
    George Weston, Ltd..........................................    39,504   2,949,604
    Gildan Activewear, Inc......................................    35,400   1,305,337
    Gildan Activewear, Inc......................................    26,455     975,396
    Great-West Lifeco, Inc......................................    65,774   1,653,065
    Husky Energy, Inc...........................................   257,845   2,798,437
    Hydro One, Ltd..............................................    67,923   1,099,179
*   IA Financial Crop., Inc.....................................    76,639   3,051,373
    IGM Financial, Inc..........................................    39,640   1,094,782
    Imperial Oil, Ltd...........................................    18,627     541,138
    Imperial Oil, Ltd...........................................    44,774   1,302,028
    Intact Financial Corp.......................................    30,500   2,495,413
    Inter Pipeline, Ltd.........................................   150,924   2,458,134
    Keyera Corp.................................................   122,235   2,824,808
*   Kinross Gold Corp........................................... 1,081,211   3,438,052
*   Kinross Gold Corp...........................................    22,897      72,812
    Kirkland Lake Gold, Ltd.....................................    79,988   2,585,863
    Linamar Corp................................................    36,136   1,370,778
    Loblaw Cos., Ltd............................................    46,807   2,293,020
    Lundin Mining Corp..........................................   456,387   2,449,371
    Magna International, Inc....................................    73,020   4,064,418
#   Magna International, Inc....................................   148,344   8,253,860
    Manulife Financial Corp.....................................   177,419   3,267,095
    Manulife Financial Corp.....................................   270,393   4,977,935
    Maple Leaf Foods, Inc.......................................    20,687     482,702
    Methanex Corp...............................................    25,981   1,424,233
    Methanex Corp...............................................     6,689     367,360
    Metro, Inc..................................................    53,349   1,931,356
#   National Bank of Canada.....................................   209,321   9,971,536
#   Northland Power, Inc........................................    60,500   1,075,696
    Nutrien, Ltd................................................    46,791   2,537,751
    Nutrien, Ltd................................................    84,822   4,595,635
#   Onex Corp...................................................    20,860   1,209,995
    Open Text Corp..............................................    39,200   1,506,905
    Open Text Corp..............................................    57,964   2,228,716
    Pan American Silver Corp....................................     4,018      51,069
#   Parkland Fuel Corp..........................................    86,337   2,660,935
    Pembina Pipeline Corp.......................................     3,073     109,885
    Pembina Pipeline Corp.......................................    80,840   2,890,838
#   PrairieSky Royalty, Ltd.....................................    96,981   1,397,853

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
CANADA -- (Continued)
    Quebecor, Inc., Class B.....................................  55,700 $  1,389,070
    Restaurant Brands International, Inc........................  63,671    4,155,701
    Restaurant Brands International, Inc........................   2,612      170,407
    Ritchie Bros Auctioneers, Inc...............................   7,600      264,471
    Ritchie Bros Auctioneers, Inc...............................  22,539      784,132
    Rogers Communications, Inc., Class B........................  60,368    3,039,353
    Rogers Communications, Inc., Class B........................  50,035    2,517,761
    Royal Bank of Canada........................................ 239,620   19,096,982
#   Royal Bank of Canada........................................ 200,169   15,951,468
    Saputo, Inc.................................................  52,900    1,808,874
*   Seven Generations Energy, Ltd., Class A..................... 259,696    2,035,387
    Shaw Communications, Inc., Class B..........................  87,953    1,781,119
    Shaw Communications, Inc., Class B.......................... 101,348    2,052,297
#*  Shopify, Inc., Class A......................................   7,521    1,828,742
*   Shopify, Inc., Class A......................................   6,301    1,534,483
    SNC-Lavalin Group, Inc......................................  70,553    1,758,954
*   Spin Master Corp............................................  12,362      410,898
    Stantec, Inc................................................  13,600      340,584
    Stantec, Inc................................................  16,651      417,607
*   Stars Group, Inc. (The).....................................   2,400       45,288
*   Stars Group, Inc. (The).....................................  60,550    1,143,790
    Sun Life Financial, Inc.....................................  37,725    1,567,346
    Sun Life Financial, Inc.....................................  98,921    4,108,189
    Suncor Energy, Inc.......................................... 360,829   11,899,257
    Suncor Energy, Inc.......................................... 295,550    9,753,150
#   Teck Resources, Ltd., Class B...............................  98,438    2,327,772
    Teck Resources, Ltd., Class B............................... 355,719    8,412,754
    TELUS Corp..................................................  39,380    1,450,038
    TFI International, Inc......................................  42,771    1,404,735
    Thomson Reuters Corp........................................  33,859    2,092,398
#   Thomson Reuters Corp........................................  31,623    1,955,566
    TMX Group, Ltd..............................................  25,773    1,644,070
    Toromont Industries, Ltd....................................  44,098    2,293,280
    Toronto-Dominion Bank (The)................................. 232,719   13,274,902
    Toronto-Dominion Bank (The)................................. 241,720   13,770,788
    Tourmaline Oil Corp......................................... 155,877    2,330,534
    TransCanada Corp............................................  28,421    1,356,452
    TransCanada Corp............................................ 145,507    6,949,414
#*  Turquoise Hill Resources, Ltd............................... 454,221      678,094
*   Turquoise Hill Resources, Ltd...............................  68,462      102,693
#   Vermilion Energy, Inc.......................................  63,648    1,625,288
    Vermilion Energy, Inc.......................................  23,732      606,590
    Waste Connections, Inc......................................  29,198    2,708,681
    Waste Connections, Inc......................................  22,131    2,054,036
    West Fraser Timber Co., Ltd.................................  51,884    2,671,075
    Wheaton Precious Metals Corp................................   4,245       91,827
    Wheaton Precious Metals Corp................................ 115,840    2,511,411
    WSP Global, Inc.............................................  33,700    1,819,704
    Yamana Gold, Inc............................................ 117,581      258,034
                                                                         ------------
TOTAL CANADA....................................................          474,725,424
                                                                         ------------
DENMARK -- (1.6%)
#   Ambu A.S., Class B..........................................  51,713    1,487,868
    AP Moller - Maersk A.S., Class A............................     885    1,082,552
    AP Moller - Maersk A.S., Class B............................   1,457    1,878,210
    Carlsberg A.S., Class B.....................................  24,121    3,118,865
    Chr Hansen Holding A.S......................................  39,108    3,996,095
    Coloplast A.S., Class B.....................................  36,465    3,939,002
    Danske Bank A.S............................................. 154,243    2,741,478

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
DENMARK -- (Continued)
#*  Demant A.S..................................................  55,656 $ 1,758,528
*   Drilling Co. of 1972 A.S. (The).............................   4,684     359,588
    DSV A.S.....................................................  82,960   7,687,721
*   Genmab A.S..................................................  22,088   3,669,366
    GN Store Nord A.S...........................................  95,640   4,902,055
#   H Lundbeck A.S..............................................  38,058   1,604,467
    ISS A.S.....................................................  50,017   1,557,610
    Novo Nordisk A.S., Sponsored ADR............................  60,487   2,964,468
    Novo Nordisk A.S., Class B.................................. 483,626  23,695,033
    Novozymes A.S., Class B.....................................  92,209   4,303,883
    Orsted A.S..................................................  40,202   3,083,102
    Pandora A.S.................................................  62,809   2,638,242
    Rockwool International A.S., Class B........................   4,302   1,150,994
    Tryg A.S....................................................  62,381   1,909,150
    Vestas Wind Systems A.S.....................................  64,536   5,839,467
                                                                         -----------
TOTAL DENMARK...................................................          85,367,744
                                                                         -----------
FINLAND -- (1.0%)
    Elisa Oyj...................................................  79,278   3,366,784
    Fortum Oyj.................................................. 232,941   4,940,798
    Kesko Oyj, Class B..........................................  33,596   1,746,989
    Kone Oyj, Class B........................................... 107,052   5,882,316
#   Neste Oyj................................................... 154,740   5,114,571
    Nokia Oyj................................................... 955,617   5,021,397
    Nokia Oyj................................................... 268,823   1,406,049
    Sampo Oyj, Class A.......................................... 174,832   8,005,229
    Stora Enso Oyj, Class R..................................... 391,475   4,875,239
    UPM-Kymmene Oyj............................................. 407,492  11,505,460
    Wartsila Oyj Abp............................................ 228,038   3,651,450
                                                                         -----------
TOTAL FINLAND...................................................          55,516,282
                                                                         -----------
FRANCE -- (9.6%)
    Accor SA....................................................  67,356   2,837,939
    Aeroports de Paris..........................................  10,979   2,236,561
*   Air France-KLM.............................................. 125,418   1,447,263
    Air Liquide SA.............................................. 121,498  16,163,101
#   Airbus SE................................................... 178,673  24,465,631
    Alstom SA...................................................  65,576   2,885,158
    Amundi SA...................................................  25,084   1,804,724
    Arkema SA...................................................  66,700   6,848,528
    Atos SE.....................................................  48,267   4,976,847
#   AXA SA...................................................... 417,402  11,130,671
    BioMerieux..................................................  23,928   1,900,462
    BNP Paribas SA.............................................. 254,059  13,524,346
    Bollore SA.................................................. 393,392   1,871,282
#   Bouygues SA................................................. 166,499   6,267,417
#   Bureau Veritas SA........................................... 104,750   2,655,275
    Capgemini SE................................................  72,095   8,749,036
#   Carrefour SA................................................ 352,401   6,868,307
#   Casino Guichard Perrachon SA................................  15,181     621,583
    Cie de Saint-Gobain......................................... 268,430  11,005,616
    Cie Generale des Etablissements Michelin SCA................ 108,850  14,075,448
#   CNP Assurances..............................................  75,199   1,776,257
    Credit Agricole SA.......................................... 250,584   3,441,030
    Danone SA, Sponsored ADR....................................  13,003     210,909
    Danone SA................................................... 153,605  12,423,196
    Dassault Aviation SA........................................     545     824,731
    Dassault Systemes SE........................................  24,054   3,809,263

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
FRANCE -- (Continued)
#   Edenred.....................................................  91,660 $  4,321,562
    Eiffage SA..................................................  77,009    8,040,602
    Electricite de France SA.................................... 242,121    3,496,696
    Engie SA.................................................... 428,242    6,356,183
    EssilorLuxottica SA.........................................  56,967    6,940,779
#   Eurofins Scientific SE......................................   7,095    3,248,998
    Eutelsat Communications SA..................................  41,348      747,275
    Faurecia SA.................................................  75,830    3,858,344
    Getlink SE.................................................. 164,075    2,640,940
    Hermes International........................................   9,829    6,915,354
    Iliad SA....................................................  25,279    2,575,351
#   Imerys SA...................................................  18,021      960,245
    Ipsen SA....................................................  10,424    1,217,418
    JCDecaux SA.................................................  44,033    1,443,412
#   Kering SA...................................................  22,325   13,210,916
    Legrand SA..................................................  99,700    7,333,223
#   L'Oreal SA..................................................  57,248   15,746,204
#   LVMH Moet Hennessy Louis Vuitton SE.........................  92,526   36,327,289
    Natixis SA.................................................. 413,467    2,436,454
    Orange SA, Sponsored ADR....................................  45,487      707,778
    Orange SA................................................... 787,902   12,313,767
#   Orpea.......................................................  23,826    2,906,976
    Pernod Ricard SA............................................  44,369    7,736,487
#   Peugeot SA.................................................. 485,966   12,741,483
    Publicis Groupe SA.......................................... 133,918    7,959,595
    Remy Cointreau SA...........................................   8,660    1,153,954
    Renault SA.................................................. 102,563    6,997,503
    Rubis SCA...................................................  30,593    1,678,032
    Safran SA...................................................  91,672   13,362,219
    Sanofi...................................................... 234,559   20,465,101
    Sartorius Stedim Biotech....................................  10,679    1,450,472
#   Schneider Electric SE....................................... 141,707   11,990,980
    Schneider Electric SE.......................................     935       79,468
#   SCOR SE.....................................................  88,857    3,627,550
    SEB SA......................................................  14,686    2,690,640
#   SES SA...................................................... 319,799    5,445,435
#   Societe Generale SA......................................... 285,445    9,051,893
    Sodexo SA...................................................  37,025    4,245,199
    Sodexo SA...................................................  16,625    1,906,616
    STMicroelectronics NV....................................... 415,992    7,639,577
    Suez........................................................ 154,201    2,167,425
    Teleperformance.............................................  33,775    6,492,928
    Thales SA...................................................  45,568    5,444,350
#   Total SA.................................................... 645,202   35,867,270
    TOTAL SA, Sponsored ADR..................................... 135,965    7,569,172
*   Ubisoft Entertainment SA....................................  31,041    2,965,601
    Valeo SA.................................................... 208,770    7,593,533
    Veolia Environnement SA, ADR................................  17,086      405,109
#   Veolia Environnement SA..................................... 103,111    2,438,829
#   Vinci SA.................................................... 180,868   18,266,993
#   Vivendi SA.................................................. 219,729    6,377,808
*   Worldline SA................................................  12,093      762,187
                                                                         ------------
TOTAL FRANCE....................................................          525,139,756
                                                                         ------------
GERMANY -- (6.8%)
    1&1 Drillisch AG............................................  18,832      703,235
    Adidas AG...................................................  55,653   14,335,544
    Allianz SE, Sponsored ADR................................... 243,452    5,872,062
    Allianz SE..................................................  86,528   20,915,039

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
    Aroundtown SA...............................................   280,107 $ 2,275,737
    Axel Springer SE............................................    31,683   1,794,512
    BASF SE, Sponsored ADR......................................    32,000     653,120
    BASF SE.....................................................   330,762  27,003,720
    Bayer AG....................................................   197,894  13,166,840
    Bayerische Motoren Werke AG.................................   130,231  11,109,801
    Beiersdorf AG...............................................    18,320   2,004,589
    Brenntag AG.................................................    97,294   5,250,238
    Carl Zeiss Meditec AG.......................................    11,136   1,095,334
*   Commerzbank AG..............................................   454,142   4,093,360
    Continental AG..............................................    46,368   7,692,023
    Covestro AG.................................................   115,426   6,342,381
    Daimler AG..................................................   279,077  18,317,491
*   Delivery Hero SE............................................    21,842   1,006,899
    Deutsche Bank AG............................................    78,162     648,156
    Deutsche Bank AG............................................   752,422   6,230,054
    Deutsche Boerse AG..........................................    60,725   8,114,218
    Deutsche Lufthansa AG.......................................   204,455   4,946,530
    Deutsche Post AG............................................   320,935  11,155,837
    Deutsche Telekom AG......................................... 1,086,899  18,210,884
    Deutsche Wohnen SE..........................................    85,465   3,849,810
    E.ON SE.....................................................   829,992   8,923,845
    Evonik Industries AG........................................    99,639   2,974,489
    Fielmann AG.................................................    12,300     874,520
    Fraport AG Frankfurt Airport Services Worldwide.............    24,457   2,035,925
    Fresenius Medical Care AG & Co. KGaA........................   118,589   9,995,088
    Fresenius SE & Co. KGaA.....................................    94,932   5,398,298
    Fuchs Petrolub SE...........................................    18,404     734,890
    GEA Group AG................................................    18,793     526,536
    Hannover Rueck SE...........................................    21,588   3,259,999
    Hapag-Lloyd AG..............................................    17,117     527,001
    HeidelbergCement AG.........................................    62,277   5,039,459
    Hella GmbH & Co KGaA........................................    19,240   1,049,525
    Henkel AG & Co. KGaA........................................    24,965   2,380,634
    Hochtief AG.................................................     6,209     928,300
    Hugo Boss AG................................................    20,243   1,414,463
    Infineon Technologies AG....................................   420,157   9,960,072
*   Innogy SE...................................................    67,702   2,936,924
    KION Group AG...............................................    61,534   4,233,085
    Lanxess AG..................................................    50,560   2,927,872
    LEG Immobilien AG...........................................    25,223   2,943,008
    Merck KGaA..................................................    34,847   3,714,359
    METRO AG....................................................   169,537   2,880,690
    MTU Aero Engines AG.........................................    26,106   6,159,181
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...    33,768   8,403,296
    Nemetschek SE...............................................     8,022   1,484,071
    Puma SE.....................................................     1,519     940,828
    Puma SE.....................................................     1,790   1,107,227
#*  QIAGEN NV...................................................    19,444     757,538
*   QIAGEN NV...................................................    66,541   2,576,516
    Rational AG.................................................     1,841   1,243,180
    RTL Group SA................................................    24,690   1,391,235
    RWE AG......................................................   197,228   5,058,906
    SAP SE......................................................   219,235  28,261,211
    Siemens AG..................................................   128,077  15,356,716
    Symrise AG..................................................    43,831   4,218,863
*   Talanx AG...................................................    29,641   1,186,239
    Telefonica Deutschland Holding AG...........................   456,533   1,482,516
    Thyssenkrupp AG.............................................   171,962   2,424,428

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
GERMANY -- (Continued)
    Uniper SE...................................................    91,113 $  2,764,680
    United Internet AG..........................................   101,388    4,076,291
    Volkswagen AG...............................................    14,820    2,657,181
    Vonovia SE..................................................   120,373    6,015,819
    Wacker Chemie AG............................................    11,688    1,027,472
    Wirecard AG.................................................    28,560    4,314,485
*   Zalando SE..................................................    18,951      893,094
                                                                           ------------
TOTAL GERMANY...................................................            376,247,369
                                                                           ------------
HONG KONG -- (3.2%)
    AIA Group, Ltd.............................................. 3,407,600   34,891,901
    ASM Pacific Technology, Ltd.................................   306,500    3,555,100
    Bank of East Asia, Ltd. (The)...............................   554,472    1,750,194
    BOC Aviation, Ltd...........................................   191,700    1,647,755
    BOC Hong Kong Holdings, Ltd.................................   954,500    4,278,267
    Cathay Pacific Airways, Ltd.................................   510,000      858,848
    Chow Tai Fook Jewellery Group, Ltd..........................   647,200      692,697
    CK Asset Holdings, Ltd......................................   575,462    4,627,024
    CK Hutchison Holdings, Ltd..................................   559,462    5,882,133
    CK Infrastructure Holdings, Ltd.............................   228,500    1,853,026
    CLP Holdings, Ltd...........................................   425,900    4,833,821
    Galaxy Entertainment Group, Ltd.............................   748,000    5,601,945
    Great Eagle Holdings, Ltd...................................    54,701      257,791
    Guoco Group, Ltd............................................    16,000      238,371
    Hang Lung Group, Ltd........................................   529,000    1,577,692
    Hang Lung Properties, Ltd...................................   912,000    2,146,598
    Hang Seng Bank, Ltd.........................................   274,000    7,198,970
    Henderson Land Development Co., Ltd.........................   304,156    1,874,559
    HK Electric Investments & HK Electric Investments, Ltd......   622,000      609,520
    HKT Trust & HKT, Ltd........................................ 2,641,000    4,094,623
    Hong Kong & China Gas Co., Ltd.............................. 1,794,486    4,283,902
    Hong Kong Exchanges & Clearing, Ltd.........................   370,138   12,858,152
    Hopewell Holdings, Ltd......................................     3,000       14,838
    Hysan Development Co., Ltd..................................   257,638    1,443,992
    Kerry Properties, Ltd.......................................   408,893    1,750,212
    Kingston Financial Group, Ltd............................... 1,136,000      266,844
    Melco International Development, Ltd........................   577,000    1,417,866
    Melco Resorts & Entertainment, Ltd., ADR....................    34,136      856,814
#   MGM China Holdings, Ltd.....................................   299,200      617,658
    MTR Corp., Ltd..............................................   313,229    1,866,039
    NagaCorp., Ltd.............................................. 1,006,000    1,291,855
    New World Development Co., Ltd.............................. 3,288,861    5,448,690
#   NWS Holdings, Ltd...........................................   652,514    1,356,921
    PCCW, Ltd................................................... 4,023,712    2,426,217
    Power Assets Holdings, Ltd..................................   290,707    2,027,731
    Prada SpA...................................................   220,500      620,207
    Samsonite International SA.................................. 1,284,900    3,685,065
    Sands China, Ltd............................................   740,000    4,073,079
    Shangri-La Asia, Ltd........................................   671,155      951,552
    Sino Land Co., Ltd.......................................... 1,474,223    2,593,239
    SJM Holdings, Ltd........................................... 1,166,000    1,409,921
    Sun Hung Kai Properties, Ltd................................   354,608    6,119,945
    Swire Pacific, Ltd., Class A................................   266,500    3,374,812
    Swire Pacific, Ltd., Class B................................   450,000      892,518
    Swire Properties, Ltd.......................................   273,000    1,110,922
    Techtronic Industries Co., Ltd..............................   565,000    4,088,622
    Vitasoy International Holdings, Ltd.........................   374,000    1,883,162
    WH Group, Ltd............................................... 5,642,000    6,675,687
    Wharf Holdings, Ltd. (The)..................................   567,609    1,631,289

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
HONG KONG -- (Continued)
    Wharf Real Estate Investment Co., Ltd.......................   254,609 $  1,951,395
    Wheelock & Co., Ltd.........................................   359,000    2,558,382
    Wynn Macau, Ltd.............................................   468,800    1,348,818
    Xinyi Glass Holdings, Ltd................................... 1,686,000    1,928,324
    Yue Yuen Industrial Holdings, Ltd...........................   687,500    2,220,611
                                                                           ------------
TOTAL HONG KONG.................................................            175,516,116
                                                                           ------------
IRELAND -- (0.7%)
    AIB Group P.L.C.............................................   326,519    1,516,965
    Bank of Ireland Group P.L.C.................................   532,939    3,406,822
    CRH P.L.C...................................................    20,676      695,555
    CRH P.L.C., Sponsored ADR...................................   280,012    9,422,404
    CRH P.L.C...................................................    33,732    1,132,406
    Glanbia P.L.C...............................................    79,283    1,458,134
    Kerry Group P.L.C., Class A.................................    26,868    3,009,450
    Kerry Group P.L.C., Class A.................................    18,318    2,046,602
    Kingspan Group P.L.C........................................   109,030    5,732,144
    Paddy Power Betfair P.L.C...................................    43,276    3,628,874
    Smurfit Kappa Group P.L.C...................................   136,283    3,996,408
                                                                           ------------
TOTAL IRELAND...................................................             36,045,764
                                                                           ------------
ISRAEL -- (0.5%)
    Azrieli Group, Ltd..........................................    14,227      810,551
    Bank Hapoalim BM............................................   554,728    4,083,802
    Bank Leumi Le-Israel BM.....................................   662,599    4,537,438
    Bezeq The Israeli Telecommunication Corp., Ltd..............   563,765      385,656
    Delek Group, Ltd............................................     3,456      658,152
#   Elbit Systems, Ltd..........................................     6,571      915,995
#   Elbit Systems, Ltd..........................................     1,593      222,558
*   First International Bank Of Israel, Ltd.....................    46,421    1,166,601
    Israel Chemicals, Ltd.......................................   241,997    1,284,953
    Israel Discount Bank, Ltd., Class A.........................   891,561    3,480,366
    Melisron, Ltd...............................................     5,998      303,115
    Mizrahi Tefahot Bank, Ltd...................................    84,116    1,820,866
#*  Nice, Ltd., Sponsored ADR...................................    18,312    2,524,492
    Strauss Group, Ltd..........................................    25,158      641,759
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........   171,029    2,603,061
*   Teva Pharmaceutical Industries, Ltd.........................     5,899       89,753
*   Tower Semiconductor, Ltd....................................    44,372      809,797
                                                                           ------------
TOTAL ISRAEL....................................................             26,338,915
                                                                           ------------
ITALY -- (1.9%)
    A2A SpA.....................................................   826,480    1,383,226
    Assicurazioni Generali SpA..................................   363,032    7,043,561
    Atlantia SpA................................................   103,392    2,822,677
    CNH Industrial NV...........................................   321,761    3,498,148
    Davide Campari-Milano SpA...................................   140,122    1,413,548
    DiaSorin SpA................................................     3,137      306,663
    Enel SpA.................................................... 2,271,536   14,383,734
    Eni SpA.....................................................   826,628   14,086,683
    Eni SpA, Sponsored ADR......................................    67,929    2,304,831
    Ferrari NV..................................................    35,703    4,842,507
#   Ferrari NV..................................................     4,494      611,319
#   Fiat Chrysler Automobiles NV................................   606,091    9,340,707
    Fiat Chrysler Automobiles NV................................   159,704    2,461,039
    FinecoBank Banca Fineco SpA.................................   208,920    2,751,880
    Intesa Sanpaolo SpA......................................... 3,262,604    8,548,076
    Leonardo SpA................................................   152,666    1,765,553

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
ITALY -- (Continued)
    Mediobanca Banca di Credito Finanziario SpA.................   346,425 $  3,671,864
    Moncler SpA.................................................    67,732    2,784,751
*   Pirelli & C SpA.............................................   103,459      756,324
    Poste Italiane SpA..........................................   185,895    1,986,736
    Prysmian SpA................................................    20,177      389,587
    Recordati SpA...............................................    32,606    1,317,535
    Snam SpA....................................................   622,365    3,168,388
*   Telecom Italia SpA.......................................... 6,106,646    3,418,349
*   Telecom Italia SpA, Sponsored ADR...........................    78,565      433,679
    Tenaris SA..................................................    33,701      467,158
    Tenaris SA, ADR.............................................    19,881      551,499
    Terna Rete Elettrica Nazionale SpA..........................   453,423    2,720,158
    UniCredit SpA...............................................   449,007    6,216,098
    UnipolSai Assicurazioni SpA.................................   435,045    1,192,114
                                                                           ------------
TOTAL ITALY.....................................................            106,638,392
                                                                           ------------
JAPAN -- (21.3%)
    ABC-Mart, Inc...............................................     8,200      509,629
    Acom Co., Ltd...............................................   139,900      491,622
    Advantest Corp..............................................    70,600    2,002,125
    Aeon Co., Ltd...............................................   219,700    4,061,496
    Aeon Delight Co., Ltd.......................................     8,400      282,820
    AEON Financial Service Co., Ltd.............................    75,900    1,575,799
    Aeon Mall Co., Ltd..........................................    38,848      596,431
    AGC, Inc....................................................   113,800    3,882,606
    Aica Kogyo Co., Ltd.........................................    21,600      749,442
#   Ain Holdings, Inc...........................................    15,200    1,209,080
    Air Water, Inc..............................................   120,900    1,844,165
    Aisin Seiki Co., Ltd........................................    72,300    2,796,919
    Ajinomoto Co., Inc..........................................   177,700    2,875,101
    Alfresa Holdings Corp.......................................    43,300    1,208,240
    Alps Alpine Co., Ltd........................................   110,800    2,343,283
    Amada Holdings Co., Ltd.....................................   136,100    1,525,693
    Amano Corp..................................................     4,600      120,210
    ANA Holdings, Inc...........................................    30,900    1,081,398
#   Anritsu Corp................................................    37,500      652,225
    Aozora Bank, Ltd............................................    60,800    1,485,559
    Ariake Japan Co., Ltd.......................................     6,600      385,670
    Asahi Group Holdings, Ltd...................................   108,100    4,713,514
    Asahi Intecc Co., Ltd.......................................    27,400    1,388,056
    Asahi Kasei Corp............................................   452,700    4,665,690
    Asics Corp..................................................    71,400      879,632
    Astellas Pharma, Inc........................................   476,475    6,453,315
    Azbil Corp..................................................    45,400    1,092,768
    Bandai Namco Holdings, Inc..................................    70,000    3,355,859
    Bank of Kyoto, Ltd. (The)...................................    32,088    1,390,518
    Benefit One, Inc............................................    26,200      547,919
    Benesse Holdings, Inc.......................................    28,100      776,904
    Bic Camera, Inc.............................................    61,500      659,666
    Bridgestone Corp............................................   223,713    8,874,779
    Brother Industries, Ltd.....................................   150,300    2,967,668
    Calbee, Inc.................................................    24,500      678,413
    Canon Marketing Japan, Inc..................................    25,900      561,976
    Canon, Inc., Sponsored ADR..................................    46,918    1,298,690
    Canon, Inc..................................................   222,800    6,182,268
    Capcom Co., Ltd.............................................    44,300      999,571
    Casio Computer Co., Ltd.....................................    55,200      695,310
    Central Japan Railway Co....................................    36,845    7,923,125
    Chiba Bank, Ltd. (The)......................................   254,137    1,334,835

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Chubu Electric Power Co., Inc............................... 154,800 $2,251,029
    Chugai Pharmaceutical Co., Ltd..............................  42,900  2,720,562
    Chugoku Bank, Ltd. (The)....................................  87,200    844,397
#   Chugoku Electric Power Co., Inc. (The)......................  73,000    871,591
#   Citizen Watch Co., Ltd...................................... 166,700    939,893
    Coca-Cola Bottlers Japan Holdings, Inc......................  52,900  1,306,208
    Colowide Co., Ltd...........................................   8,500    170,759
    COMSYS Holdings Corp........................................  38,400  1,010,279
    Concordia Financial Group, Ltd.............................. 445,700  1,740,056
    Cosmo Energy Holdings Co., Ltd..............................  61,300  1,265,885
    Cosmos Pharmaceutical Corp..................................   4,600    735,359
    Credit Saison Co., Ltd......................................  88,000  1,125,922
    CyberAgent, Inc.............................................  32,100  1,286,703
    Dai Nippon Printing Co., Ltd................................ 102,000  2,421,279
    Daicel Corp................................................. 154,200  1,729,916
    Daido Steel Co., Ltd........................................  18,500    754,810
#   Daifuku Co., Ltd............................................  26,849  1,651,769
    Dai-ichi Life Holdings, Inc................................. 235,365  3,397,449
    Daiichi Sankyo Co., Ltd.....................................  90,746  4,486,884
    Daiichikosho Co., Ltd.......................................  27,200  1,332,664
    Daikin Industries, Ltd......................................  71,800  9,141,538
#   Daio Paper Corp.............................................  52,700    610,133
    Daito Trust Construction Co., Ltd...........................  21,300  2,852,142
    Daiwa House Industry Co., Ltd............................... 231,300  6,483,223
    Daiwa Securities Group, Inc................................. 676,300  3,148,062
    DeNA Co., Ltd...............................................  52,700    823,005
    Denka Co., Ltd..............................................  69,000  2,083,479
    Denso Corp.................................................. 116,400  5,086,097
    Dentsu, Inc.................................................  45,582  1,865,224
    Descente, Ltd...............................................     400      8,473
    DIC Corp....................................................  65,500  1,923,965
    Disco Corp..................................................  11,100  1,920,819
    DMG Mori Co., Ltd...........................................  45,900    661,886
    Dowa Holdings Co., Ltd......................................  33,440  1,090,387
    East Japan Railway Co.......................................  83,800  7,897,466
    Ebara Corp..................................................  56,700  1,745,047
    Eisai Co., Ltd..............................................  44,100  2,567,973
    Electric Power Development Co., Ltd.........................  34,500    801,967
    en-japan, Inc...............................................  14,300    465,677
    Ezaki Glico Co., Ltd........................................  10,600    559,414
    FamilyMart UNY Holdings Co., Ltd............................  42,344  1,129,169
    Fancl Corp..................................................  13,900    412,420
    FANUC Corp..................................................  35,100  6,594,427
    Fast Retailing Co., Ltd.....................................  16,700  9,662,459
    FP Corp.....................................................  12,000    731,138
    Fuji Electric Co., Ltd......................................  71,900  2,548,927
#   Fuji Kyuko Co., Ltd.........................................  10,500    397,956
    Fuji Media Holdings, Inc....................................  21,500    289,340
    Fuji Oil Holdings, Inc......................................  23,100    742,004
    Fuji Seal International, Inc................................  24,100    842,808
    FUJIFILM Holdings Corp......................................  79,600  3,718,615
    Fujitsu General, Ltd........................................   1,300     18,983
    Fujitsu, Ltd................................................  83,944  6,162,714
    Fukuoka Financial Group, Inc................................  59,600  1,391,199
    Fukuyama Transporting Co., Ltd..............................  16,207    624,407
    Furukawa Electric Co., Ltd..................................  68,817  1,816,421
    Fuyo General Lease Co., Ltd.................................   2,900    144,846
    Glory, Ltd..................................................  27,200    686,768
    GMO internet, Inc...........................................  26,100    405,109

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    GMO Payment Gateway, Inc....................................  11,800 $   940,949
    Goldwin, Inc................................................   5,500     879,508
    GS Yuasa Corp...............................................  37,500     753,443
    GungHo Online Entertainment, Inc............................ 186,200     580,923
    Gunma Bank, Ltd. (The)...................................... 183,900     729,283
    H2O Retailing Corp..........................................  49,800     634,461
    Hachijuni Bank, Ltd. (The).................................. 212,800     856,550
    Hakuhodo DY Holdings, Inc...................................  83,100   1,405,048
    Hamamatsu Photonics KK......................................  28,600   1,164,061
    Hankyu Hanshin Holdings, Inc................................  96,100   3,592,894
#   Harmonic Drive Systems, Inc.................................  12,100     481,745
    Haseko Corp................................................. 259,100   3,133,547
    Heiwa Corp..................................................  38,100     759,186
    Hikari Tsushin, Inc.........................................   6,000   1,112,452
    Hino Motors, Ltd............................................ 162,000   1,535,838
    Hirose Electric Co., Ltd....................................  10,600   1,228,538
    Hiroshima Bank, Ltd. (The).................................. 140,000     755,179
    HIS Co., Ltd................................................  16,200     517,441
    Hisamitsu Pharmaceutical Co., Inc...........................   9,900     421,096
    Hitachi Capital Corp........................................  54,600   1,271,408
#   Hitachi Chemical Co., Ltd...................................  55,500   1,480,287
    Hitachi Construction Machinery Co., Ltd.....................  75,800   2,035,500
    Hitachi High-Technologies Corp..............................  19,865     885,422
    Hitachi Metals, Ltd.........................................  97,000   1,121,205
    Hitachi Transport System, Ltd...............................  26,015     721,421
    Hitachi, Ltd................................................ 321,215  10,683,041
    Hokuhoku Financial Group, Inc...............................  24,800     273,530
*   Hokuriku Electric Power Co..................................  80,600     599,339
    Honda Motor Co., Ltd., Sponsored ADR........................  87,648   2,444,503
    Honda Motor Co., Ltd........................................ 389,069  10,856,166
    Horiba, Ltd.................................................  28,900   1,750,391
    Hoshizaki Corp..............................................  11,200     726,124
    House Foods Group, Inc......................................  16,100     649,604
    Hoya Corp................................................... 116,700   8,242,243
    Hulic Co., Ltd..............................................  70,100     604,764
#   Ibiden Co., Ltd.............................................  66,300   1,189,511
#   Ichigo, Inc................................................. 136,400     440,572
    Idemitsu Kosan Co., Ltd..................................... 148,039   4,810,082
    IHI Corp.................................................... 101,200   2,415,991
    Iida Group Holdings Co., Ltd................................  62,550   1,059,939
    Infomart Corp...............................................   2,900      42,193
    Inpex Corp.................................................. 262,717   2,555,925
    Isetan Mitsukoshi Holdings, Ltd............................. 137,980   1,315,308
    Isuzu Motors, Ltd........................................... 237,193   3,416,229
#   Ito En, Ltd.................................................  19,100     952,939
    ITOCHU Corp................................................. 365,400   6,593,076
    Itochu Techno-Solutions Corp................................  18,300     449,724
    Itoham Yonekyu Holdings, Inc................................  71,000     444,077
#   Iwatani Corp................................................  17,400     545,345
    Iyo Bank, Ltd. (The)........................................ 127,800     710,858
    Izumi Co., Ltd..............................................  18,000     786,160
    J Front Retailing Co., Ltd.................................. 114,900   1,403,949
    Japan Airlines Co., Ltd.....................................  35,100   1,144,730
    Japan Airport Terminal Co., Ltd.............................  14,100     596,267
    Japan Exchange Group, Inc................................... 167,200   2,730,309
    Japan Post Holdings Co., Ltd................................ 352,090   3,943,282
    Japan Steel Works, Ltd. (The)...............................   1,600      30,924
    Japan Tobacco, Inc.......................................... 327,600   7,570,056
    JCR Pharmaceuticals Co., Ltd................................   3,900     220,031

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    JFE Holdings, Inc...........................................   153,508 $ 2,641,542
    JGC Corp....................................................    78,300   1,128,182
    JSR Corp....................................................    72,600   1,107,768
    JTEKT Corp..................................................   149,660   1,930,570
    JXTG Holdings, Inc.......................................... 1,469,570   7,149,735
    Kagome Co., Ltd.............................................    22,600     617,348
    Kajima Corp.................................................   275,800   4,093,450
    Kakaku.com, Inc.............................................    38,000     782,895
    Kaken Pharmaceutical Co., Ltd...............................    18,800     805,322
    Kamigumi Co., Ltd...........................................    54,400   1,299,541
    Kandenko Co., Ltd...........................................    50,400     424,887
    Kaneka Corp.................................................    34,800   1,343,789
    Kansai Electric Power Co., Inc. (The).......................   178,800   2,163,168
    Kansai Paint Co., Ltd.......................................    40,100     764,561
    Kao Corp....................................................   150,900  11,649,093
    Kawasaki Heavy Industries, Ltd..............................   105,200   2,457,786
    KDDI Corp...................................................   633,700  14,605,228
    Keihan Holdings Co., Ltd....................................    34,300   1,460,701
    Keikyu Corp.................................................    63,600   1,086,663
    Keio Corp...................................................    26,400   1,594,011
    Keisei Electric Railway Co., Ltd............................    27,700     971,596
    Kewpie Corp.................................................    39,100     905,696
    Keyence Corp................................................    24,902  15,558,606
    Kikkoman Corp...............................................    20,100     935,960
    Kinden Corp.................................................    60,200     967,238
    Kintetsu Group Holdings Co., Ltd............................    43,128   1,916,976
    Kirin Holdings Co., Ltd.....................................   266,000   6,051,092
    Kobayashi Pharmaceutical Co., Ltd...........................    10,200     813,442
    Kobe Bussan Co., Ltd........................................    12,500     497,343
    Kobe Steel, Ltd.............................................   276,592   2,118,137
    Koei Tecmo Holdings Co., Ltd................................    15,140     276,222
    Koito Manufacturing Co., Ltd................................    42,600   2,550,918
    Kokuyo Co., Ltd.............................................    49,400     626,472
    Komatsu, Ltd................................................   364,500   9,415,180
    Konami Holdings Corp........................................    32,400   1,475,356
    Konica Minolta, Inc.........................................   338,900   3,403,109
    Kose Corp...................................................     9,390   1,758,989
    K's Holdings Corp...........................................   100,256     894,290
    Kubota Corp.................................................   233,100   3,549,005
    Kuraray Co., Ltd............................................   179,900   2,417,090
    Kurita Water Industries, Ltd................................    59,600   1,551,457
    Kusuri no Aoki Holdings Co., Ltd............................     6,500     459,014
    Kyocera Corp................................................    67,715   4,400,422
    Kyoritsu Maintenance Co., Ltd...............................    16,600     853,007
    Kyowa Exeo Corp.............................................    44,800   1,225,385
    Kyowa Hakko Kirin Co., Ltd..................................    40,300     783,967
    Kyudenko Corp...............................................    29,400     839,036
#   Kyushu Electric Power Co., Inc..............................    99,400     962,610
    Kyushu Financial Group, Inc.................................   192,800     778,097
    Kyushu Railway Co...........................................    32,400   1,055,729
    Lasertec Corp...............................................    17,900     813,359
    Lawson, Inc.................................................    20,000     933,802
*   LINE Corp...................................................     9,300     311,591
    Lintec Corp.................................................    21,400     462,172
    Lion Corp...................................................    49,100   1,010,689
    LIXIL Group Corp............................................   133,640   1,745,937
    M3, Inc.....................................................   132,200   2,359,992
    Mabuchi Motor Co., Ltd......................................    21,900     812,227
    Maeda Corp..................................................    93,300     929,160

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
    Maeda Road Construction Co., Ltd............................    34,600 $  686,607
    Makita Corp., Sponsored ADR.................................     2,260     81,473
    Makita Corp.................................................    49,300  1,798,632
    Mani, Inc...................................................     8,000    462,269
    Marubeni Corp...............................................   348,100  2,494,340
    Maruha Nichiro Corp.........................................    22,700    721,436
    Marui Group Co., Ltd........................................    63,900  1,299,793
    Maruichi Steel Tube, Ltd....................................    24,700    682,876
    Matsui Securities Co., Ltd..................................    54,900    489,727
    Matsumotokiyoshi Holdings Co., Ltd..........................    28,800    953,588
    Mazda Motor Corp............................................   256,699  3,038,021
    McDonald's Holdings Co. Japan, Ltd..........................    16,800    777,983
    Mebuki Financial Group, Inc.................................   429,049  1,093,899
    Medipal Holdings Corp.......................................    56,150  1,262,606
    Megmilk Snow Brand Co., Ltd.................................    25,900    573,983
    MEIJI Holdings Co., Ltd.....................................    45,512  3,587,527
    Minebea Mitsumi, Inc........................................   152,500  2,719,777
    MISUMI Group, Inc...........................................    59,700  1,558,832
    Mitsubishi Chemical Holdings Corp...........................   496,290  3,538,373
    Mitsubishi Corp.............................................   304,900  8,399,286
    Mitsubishi Electric Corp....................................   473,900  6,781,477
    Mitsubishi Estate Co., Ltd..................................   198,453  3,355,828
    Mitsubishi Gas Chemical Co., Inc............................    73,400  1,101,943
    Mitsubishi Heavy Industries, Ltd............................    64,000  2,667,202
    Mitsubishi Logistics Corp...................................    28,600    765,443
    Mitsubishi Materials Corp...................................    47,600  1,238,036
    Mitsubishi Motors Corp......................................   309,399  1,737,442
    Mitsubishi Tanabe Pharma Corp...............................   108,400  1,364,441
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR......... 1,275,950  6,328,712
    Mitsubishi UFJ Financial Group, Inc......................... 1,350,772  6,701,889
    Mitsubishi UFJ Lease & Finance Co., Ltd.....................   368,600  1,879,464
    Mitsui & Co., Ltd., Sponsored ADR...........................     2,528    815,937
    Mitsui & Co., Ltd...........................................   313,655  5,073,240
    Mitsui Chemicals, Inc.......................................   126,100  3,099,778
    Mitsui Fudosan Co., Ltd.....................................   184,700  4,278,007
    Mitsui OSK Lines, Ltd.......................................    70,700  1,799,556
    Miura Co., Ltd..............................................    26,800    686,088
    Mixi, Inc...................................................    40,200    868,645
    Mizuho Financial Group, Inc................................. 4,794,230  7,487,280
#   Mizuho Financial Group, Inc., ADR...........................   269,746    847,002
    Mochida Pharmaceutical Co., Ltd.............................     9,000    418,006
    MonotaRO Co., Ltd...........................................    38,200    879,652
    Morinaga & Co., Ltd.........................................    19,499    814,055
    MS&AD Insurance Group Holdings, Inc.........................   108,195  3,363,100
    Murata Manufacturing Co., Ltd...............................   139,500  7,004,804
    Nabtesco Corp...............................................    38,100  1,168,294
    Nagase & Co., Ltd...........................................    53,200    812,980
    Nagoya Railroad Co., Ltd....................................    45,300  1,227,855
    Nakanishi, Inc..............................................    22,800    439,025
    Nankai Electric Railway Co., Ltd............................    41,500  1,132,406
    NEC Corp....................................................   132,455  4,473,395
    NET One Systems Co., Ltd....................................    36,900    958,067
*   Nexon Co., Ltd..............................................    92,400  1,315,332
    NGK Insulators, Ltd.........................................   110,500  1,641,344
    NGK Spark Plug Co., Ltd.....................................    98,200  1,914,706
    NH Foods, Ltd...............................................    44,300  1,785,348
    NHK Spring Co., Ltd.........................................   146,500  1,319,592
    Nichirei Corp...............................................    45,700  1,058,854
    Nidec Corp..................................................    52,100  7,441,889

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
#   Nidec Corp., Sponsored ADR..................................  29,143 $ 1,040,405
    Nifco, Inc..................................................  54,600   1,541,305
    Nihon Kohden Corp...........................................  26,200     765,044
    Nihon M&A Center, Inc.......................................  54,500   1,555,203
    Nihon Parkerizing Co., Ltd..................................  18,400     240,191
    Nihon Unisys, Ltd...........................................  39,000     999,815
    Nikkon Holdings Co., Ltd....................................  34,000     802,329
    Nikon Corp.................................................. 132,400   1,846,422
    Nintendo Co., Ltd...........................................  20,800   7,163,843
    Nippo Corp..................................................  28,200     573,339
    Nippon Electric Glass Co., Ltd..............................  46,000   1,264,034
    Nippon Express Co., Ltd.....................................  45,800   2,518,701
    Nippon Kayaku Co., Ltd......................................  74,100     870,783
    Nippon Paint Holdings Co., Ltd..............................  30,400   1,157,822
#   Nippon Paper Industries Co., Ltd............................  61,500   1,218,779
    Nippon Shinyaku Co., Ltd....................................   6,400     441,918
    Nippon Shokubai Co., Ltd....................................  15,200   1,057,419
    Nippon Steel Corp........................................... 218,842   3,914,379
    Nippon Suisan Kaisha, Ltd................................... 247,400   1,735,870
    Nippon Telegraph & Telephone Corp........................... 176,700   7,352,203
    Nippon Yusen K.K............................................  92,400   1,578,922
    Nipro Corp.................................................. 128,000   1,590,011
    Nishi-Nippon Financial Holdings, Inc........................   8,900      73,646
#   Nishi-Nippon Railroad Co., Ltd..............................  22,900     539,388
    Nissan Chemical Corp........................................  33,200   1,479,110
    Nissan Motor Co., Ltd....................................... 884,100   7,097,590
    Nisshin Seifun Group, Inc...................................  43,270   1,008,961
    Nisshinbo Holdings, Inc.....................................  68,200     608,844
    Nissin Foods Holdings Co., Ltd..............................  13,200     873,596
    Nitori Holdings Co., Ltd....................................  22,300   2,660,447
    Nitto Denko Corp............................................  84,200   4,552,461
    Noevir Holdings Co., Ltd....................................   2,800     147,159
    NOF Corp....................................................  33,800   1,204,853
    NOK Corp....................................................  59,380     953,866
    Nomura Holdings, Inc........................................ 429,400   1,625,802
#   Nomura Holdings, Inc., Sponsored ADR........................ 322,870   1,226,906
    Nomura Real Estate Holdings, Inc............................  56,700   1,205,740
    Nomura Research Institute, Ltd..............................  34,078   1,668,081
    NS Solutions Corp...........................................  13,100     351,981
    NSK, Ltd.................................................... 209,553   2,178,022
    NTN Corp.................................................... 389,400   1,285,342
    NTT Data Corp............................................... 194,600   2,269,230
    NTT DOCOMO, Inc............................................. 481,328  10,452,315
    Obayashi Corp............................................... 429,400   4,221,260
    OBIC Business Consultants Co., Ltd..........................   4,200     168,794
    Obic Co., Ltd...............................................  13,300   1,544,068
    Odakyu Electric Railway Co., Ltd............................  67,700   1,594,674
    Oji Holdings Corp........................................... 590,800   3,545,077
    OKUMA Corp..................................................  13,400     789,389
    Olympus Corp................................................ 370,800   4,161,713
    Omron Corp..................................................  56,200   3,018,729
    Ono Pharmaceutical Co., Ltd.................................  72,400   1,360,050
    Open House Co., Ltd.........................................  19,700     723,745
    Oracle Corp.................................................  12,300     843,382
#   Orient Corp................................................. 208,000     219,425
    Oriental Land Co., Ltd......................................  37,000   4,092,529
    ORIX Corp................................................... 520,500   7,373,316
    Osaka Gas Co., Ltd..........................................  85,500   1,581,657
    OSG Corp....................................................  38,200     769,016

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Otsuka Corp.................................................  27,600 $1,085,591
    Otsuka Holdings Co., Ltd....................................  78,500  2,806,342
    PALTAC Corp.................................................  13,800    762,155
    Pan Pacific International Holdings Corp.....................  26,100  1,681,995
    Panasonic Corp.............................................. 821,487  7,564,411
#   Panasonic Corp., Sponsored ADR.............................. 106,991    984,852
    Park24 Co., Ltd.............................................  55,800  1,174,004
#*  PeptiDream, Inc.............................................  17,200    931,723
    Persol Holdings Co., Ltd....................................  53,400  1,006,559
    Pigeon Corp.................................................  37,500  1,605,587
    Pilot Corp..................................................  15,100    624,139
    Pola Orbis Holdings, Inc....................................  23,800    751,267
    Rakuten, Inc................................................ 378,913  4,239,092
    Recruit Holdings Co., Ltd................................... 331,400  9,979,733
    Relo Group, Inc.............................................  37,500  1,024,163
*   Renesas Electronics Corp.................................... 483,900  2,591,616
    Rengo Co., Ltd.............................................. 115,100  1,015,231
    Resona Holdings, Inc........................................ 862,331  3,660,698
    Resorttrust, Inc............................................  23,500    328,965
    Ricoh Co., Ltd.............................................. 292,900  2,963,255
    Rinnai Corp.................................................  13,700    924,256
    Rohm Co., Ltd...............................................  31,062  2,290,522
    Rohto Pharmaceutical Co., Ltd...............................  34,000    956,714
    Ryohin Keikaku Co., Ltd.....................................   7,700  1,468,728
    Sankyo Co., Ltd.............................................  19,400    766,171
    Sankyu, Inc.................................................  32,600  1,563,482
    Sanrio Co., Ltd.............................................  11,800    269,753
    Santen Pharmaceutical Co., Ltd..............................  83,400  1,273,993
    Sanwa Holdings Corp......................................... 109,100  1,314,032
    Sapporo Holdings, Ltd.......................................  47,800    980,276
    Sawai Pharmaceutical Co., Ltd...............................  22,000  1,182,059
    SBI Holdings, Inc........................................... 110,150  2,361,768
    SCREEN Holdings Co., Ltd....................................  36,100  1,734,142
    SCSK Corp...................................................  18,100    860,125
    Secom Co., Ltd..............................................  43,400  3,651,297
    Sega Sammy Holdings, Inc....................................  67,248    851,788
    Seibu Holdings, Inc......................................... 126,800  2,064,109
    Seiko Epson Corp............................................ 161,900  2,596,716
    Seino Holdings Co., Ltd.....................................  74,000  1,007,404
    Sekisui Chemical Co., Ltd................................... 215,600  3,461,133
    Sekisui House, Ltd.......................................... 174,760  2,817,703
    Seria Co., Ltd..............................................  19,600    582,971
    Seven & I Holdings Co., Ltd................................. 269,476  9,325,835
    Seven Bank, Ltd............................................. 358,300    974,729
    Sharp Corp..................................................  46,399    517,604
    Shikoku Electric Power Co., Inc.............................  60,700    613,436
    Shimadzu Corp...............................................  44,800  1,201,682
    Shimamura Co., Ltd..........................................  12,354    921,164
    Shimano, Inc................................................  14,400  2,116,560
    Shimizu Corp................................................ 232,500  1,991,426
    Shin-Etsu Chemical Co., Ltd.................................  86,000  8,146,305
*   Shinsei Bank, Ltd...........................................  70,500    983,074
    Shionogi & Co., Ltd.........................................  56,000  3,271,128
    Ship Healthcare Holdings, Inc...............................  24,000    987,391
    Shiseido Co., Ltd........................................... 115,900  9,116,459
    Shizuoka Bank, Ltd. (The)................................... 178,370  1,370,570
    SHO-BOND Holdings Co., Ltd..................................   6,000    412,329
    Showa Denko K.K.............................................  95,300  3,253,546
    Skylark Holdings Co., Ltd................................... 121,900  2,007,990

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    SMC Corp....................................................  11,700 $ 4,886,677
    SoftBank Group Corp......................................... 328,988  34,883,033
    Sohgo Security Services Co., Ltd............................  23,800   1,063,412
    Sojitz Corp................................................. 478,000   1,645,635
    Sompo Holdings, Inc.........................................  77,340   2,919,056
    Sony Corp................................................... 385,400  19,411,866
#   Sony Corp., Sponsored ADR...................................  25,884   1,303,777
    Sony Financial Holdings, Inc................................  59,100   1,215,158
    Sotetsu Holdings, Inc.......................................  28,644     793,554
    Square Enix Holdings Co., Ltd...............................  20,300     702,439
    Stanley Electric Co., Ltd...................................  70,400   1,908,759
    Subaru Corp................................................. 177,686   4,354,185
    Sugi Holdings Co., Ltd......................................  17,500     885,071
    SUMCO Corp.................................................. 145,700   1,922,052
    Sumitomo Bakelite Co., Ltd..................................  20,000     780,654
    Sumitomo Chemical Co., Ltd.................................. 940,248   4,690,898
    Sumitomo Corp............................................... 255,100   3,656,304
    Sumitomo Dainippon Pharma Co., Ltd..........................  39,300     868,258
    Sumitomo Electric Industries, Ltd........................... 229,500   3,053,654
    Sumitomo Forestry Co., Ltd.................................. 122,300   1,682,578
    Sumitomo Heavy Industries, Ltd..............................  76,000   2,702,355
    Sumitomo Metal Mining Co., Ltd..............................  91,436   2,876,014
    Sumitomo Mitsui Financial Group, Inc........................ 300,640  10,927,122
    Sumitomo Mitsui Trust Holdings, Inc.........................  72,440   2,527,526
    Sumitomo Osaka Cement Co., Ltd..............................  21,400     872,048
    Sumitomo Realty & Development Co., Ltd......................  74,400   2,750,572
    Sumitomo Rubber Industries, Ltd............................. 191,600   2,355,978
    Sundrug Co., Ltd............................................  29,000     777,505
    Suntory Beverage & Food, Ltd................................  41,800   1,848,361
    Sushiro Global Holdings, Ltd................................   5,700     373,159
    Suzuken Co., Ltd............................................  16,408     946,092
    Suzuki Motor Corp........................................... 111,400   5,083,589
    Sysmex Corp.................................................  49,600   2,842,182
    T&D Holdings, Inc........................................... 231,900   2,511,729
    Taiheiyo Cement Corp........................................  76,800   2,476,708
    Taisei Corp.................................................  80,600   3,546,406
    Taisho Pharmaceutical Holdings Co., Ltd.....................  10,400     962,002
    Taiyo Nippon Sanso Corp.....................................  67,200   1,119,665
    Taiyo Yuden Co., Ltd........................................ 113,700   2,769,008
    Takara Bio, Inc.............................................   9,500     209,094
    Takara Holdings, Inc........................................  52,600     614,327
    Takashimaya Co., Ltd........................................  78,600     883,794
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............  77,806   1,422,285
    Takeda Pharmaceutical Co., Ltd.............................. 267,352   9,865,750
    TDK Corp....................................................  73,634   6,451,374
    TechnoPro Holdings, Inc.....................................  17,600   1,058,967
    Teijin, Ltd................................................. 186,000   3,199,594
    Terumo Corp................................................. 180,200   5,438,192
    THK Co., Ltd................................................  80,600   2,131,373
    TIS, Inc....................................................  24,100   1,099,582
    Tobu Railway Co., Ltd.......................................  44,800   1,268,567
    Toda Corp................................................... 116,900     722,988
    Toei Animation Co., Ltd.....................................     700      34,796
    Toei Co., Ltd...............................................   3,100     402,570
    Toho Co., Ltd...............................................  25,600   1,075,054
    Toho Gas Co., Ltd...........................................  16,400     676,168
    Toho Holdings Co., Ltd......................................  26,000     609,205
    Tohoku Electric Power Co., Inc.............................. 106,900   1,223,724
#   Tokai Carbon Co., Ltd....................................... 126,700   1,466,120

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Tokai Rika Co., Ltd.........................................  39,100 $   678,943
    Tokio Marine Holdings, Inc.................................. 156,981   7,953,485
    Tokuyama Corp...............................................  34,000     844,732
    Tokyo Broadcasting System Holdings, Inc.....................  17,600     334,782
    Tokyo Century Corp..........................................  30,000   1,387,502
*   Tokyo Electric Power Co. Holdings, Inc...................... 341,100   1,926,661
#   Tokyo Electron, Ltd.........................................  47,700   7,571,583
    Tokyo Gas Co., Ltd..........................................  94,000   2,391,561
    Tokyo Tatemono Co., Ltd..................................... 125,819   1,420,192
    Tokyu Corp.................................................. 116,518   1,902,216
    Tokyu Fudosan Holdings Corp................................. 341,400   1,926,126
    Topcon Corp.................................................  18,600     226,024
    Toppan Printing Co., Ltd.................................... 104,000   1,688,029
    Toray Industries, Inc....................................... 412,493   2,822,720
    Toshiba Corp................................................  17,700     589,791
    Toshiba Plant Systems & Services Corp.......................  30,000     538,711
    Tosoh Corp.................................................. 196,200   3,163,457
    TOTO, Ltd...................................................  47,400   2,009,182
    Toyo Seikan Group Holdings, Ltd.............................  64,000   1,283,278
    Toyo Suisan Kaisha, Ltd.....................................  22,200     847,692
    Toyo Tire Corp..............................................  94,900   1,110,181
    Toyoda Gosei Co., Ltd.......................................  65,500   1,363,527
    Toyota Boshoku Corp.........................................  57,300     846,673
    Toyota Industries Corp......................................  32,000   1,813,879
    Toyota Motor Corp., Sponsored ADR...........................  88,432  10,930,195
    Toyota Motor Corp........................................... 669,423  41,444,274
    Toyota Tsusho Corp..........................................  60,760   2,018,188
    Trend Micro, Inc., Sponsored ADR............................     777      39,005
    Trend Micro, Inc............................................  37,700   1,884,694
    Trusco Nakayama Corp........................................  11,600     293,187
    TS Tech Co., Ltd............................................  38,200   1,147,243
    Tsumura & Co................................................  25,300     778,003
    Tsuruha Holdings, Inc.......................................  12,100   1,031,233
    TV Asahi Holdings Corp......................................  13,100     231,185
    Ube Industries, Ltd.........................................  93,655   2,003,814
    Ulvac, Inc..................................................  38,000   1,280,082
    Unicharm Corp............................................... 122,600   4,046,021
#   Universal Entertainment Corp................................  13,700     431,705
    USS Co., Ltd................................................  62,300   1,195,899
    Wacoal Holdings Corp........................................  21,000     518,656
    Welcia Holdings Co., Ltd....................................  14,200     559,733
    West Japan Railway Co.......................................  41,900   3,116,265
    Workman Co., Ltd............................................   5,400     262,192
    Yahoo Japan Corp............................................ 738,900   1,972,470
    Yakult Honsha Co., Ltd......................................  20,600   1,406,476
#   Yamada Denki Co., Ltd....................................... 249,000   1,180,366
    Yamaguchi Financial Group, Inc.............................. 107,100     792,401
    Yamaha Corp.................................................  30,100   1,562,864
    Yamaha Motor Co., Ltd....................................... 199,400   4,112,028
    Yamato Holdings Co., Ltd....................................  76,800   1,668,378
    Yamato Kogyo Co., Ltd.......................................  21,300     591,394
    Yamazaki Baking Co., Ltd....................................  59,300     883,406
    Yaoko Co., Ltd..............................................  11,500     547,276
    Yaskawa Electric Corp.......................................  75,100   2,795,807
    Yokogawa Electric Corp......................................  56,300   1,178,981
    Yokohama Rubber Co., Ltd. (The)............................. 101,500   1,912,539
    Zenkoku Hosho Co., Ltd......................................  31,700   1,113,105
    Zensho Holdings Co., Ltd....................................  40,100     903,877
    Zeon Corp................................................... 125,900   1,236,649

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
JAPAN -- (Continued)
    ZOZO, Inc...................................................    59,700 $    1,060,478
                                                                           --------------
TOTAL JAPAN.....................................................            1,172,367,619
                                                                           --------------
NETHERLANDS -- (2.9%)
#   ABN AMRO Group NV...........................................   188,682      4,443,891
#   Aegon NV....................................................   727,923      3,799,868
    Aegon NV....................................................    26,693        138,805
    Akzo Nobel NV...............................................    74,601      6,338,504
*   Altice Europe NV, Class B...................................    19,902         62,872
    ArcelorMittal...............................................   178,561      3,884,787
#   ArcelorMittal...............................................   176,783      3,860,954
#   ASML Holding NV.............................................    41,966      8,762,899
    ASML Holding NV.............................................    72,895     15,221,934
    ASR Nederland NV............................................    95,718      4,258,881
*   Coca-Cola European Partners P.L.C...........................    86,931      4,649,652
    GrandVision NV..............................................    36,650        824,755
#   Heineken NV.................................................    80,912      8,747,181
#   ING Groep NV, Sponsored ADR.................................   146,149      1,864,861
    ING Groep NV................................................   736,314      9,395,386
    Koninklijke Ahold Delhaize NV...............................   359,244      8,658,350
    Koninklijke DSM NV..........................................    89,452     10,230,772
    Koninklijke KPN NV.......................................... 1,783,605      5,481,649
    Koninklijke Philips NV......................................   107,213      4,604,125
    Koninklijke Philips NV......................................   110,173      4,737,439
    Koninklijke Vopak NV........................................    37,092      1,656,271
    NN Group NV.................................................   129,805      5,664,642
*   OCI NV......................................................    40,647      1,180,547
    Randstad NV.................................................    84,863      4,853,419
    Unilever NV.................................................   225,650     13,654,081
#   Unilever NV.................................................   268,265     16,231,256
    Wolters Kluwer NV...........................................   105,633      7,372,917
                                                                           --------------
TOTAL NETHERLANDS...............................................              160,580,698
                                                                           --------------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd............................................   223,504      2,512,542
    Air New Zealand, Ltd........................................   599,167      1,072,976
#   Auckland International Airport, Ltd.........................   274,274      1,460,144
    Contact Energy, Ltd.........................................   164,077        736,613
    EBOS Group, Ltd.............................................    54,116        774,206
    Fisher & Paykel Healthcare Corp., Ltd.......................   154,697      1,636,517
#   Fletcher Building, Ltd......................................   354,554      1,221,552
#   Fonterra Co-operative Group, Ltd............................    22,004         62,492
    Genesis Energy, Ltd.........................................    23,085         47,115
    Mainfreight, Ltd............................................    30,854        721,540
    Mercury NZ, Ltd.............................................   182,060        450,192
    Meridian Energy, Ltd........................................   295,788        803,473
#   Port of Tauranga, Ltd.......................................   117,073        461,547
    Ryman Healthcare, Ltd.......................................   139,682      1,134,334
    SKYCITY Entertainment Group, Ltd............................   144,558        393,937
    Spark New Zealand, Ltd......................................   965,234      2,368,369
#   Vector, Ltd.................................................    65,942        161,601
    Z Energy, Ltd...............................................   197,970        837,043
                                                                           --------------
TOTAL NEW ZEALAND...............................................               16,856,193
                                                                           --------------
NORWAY -- (0.8%)
#*  Adevinta ASA, Class A.......................................    21,794        219,823
*   Adevinta ASA, Class B.......................................    22,179        218,205
    Aker ASA, Class A...........................................     7,340        502,910

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
NORWAY -- (Continued)
    Aker BP ASA.................................................    43,699 $ 1,442,393
    Austevoll Seafood ASA.......................................    65,976     768,611
    Bakkafrost P/F..............................................    21,267   1,092,343
    DNB ASA.....................................................   207,500   3,990,059
    DNO ASA.....................................................   106,773     242,409
    Entra ASA...................................................    43,362     629,380
    Equinor ASA.................................................   422,492   9,418,034
    Equinor ASA, Sponsored ADR..................................    38,744     859,729
    Gjensidige Forsikring ASA...................................    48,390     940,987
    Golar LNG, Ltd..............................................     6,906     134,943
    Kongsberg Gruppen ASA.......................................    23,737     344,109
    Leroy Seafood Group ASA.....................................    93,309     675,594
    Mowi ASA....................................................   131,417   2,851,159
    Norsk Hydro ASA.............................................   717,871   3,091,930
    Orkla ASA...................................................   258,440   2,028,375
    Salmar ASA..................................................    16,472     749,225
#   Schibsted ASA, Class A......................................    21,794     572,538
#   Schibsted ASA, Class B......................................    22,179     530,591
    SpareBank 1 SR-Bank ASA.....................................    91,820   1,061,644
    Storebrand ASA..............................................   240,978   2,036,580
    Subsea 7 SA.................................................   118,804   1,509,338
#   Telenor ASA.................................................   230,518   4,633,840
    TGS NOPEC Geophysical Co. ASA...............................    62,631   1,637,720
    Tomra Systems ASA...........................................    35,649   1,075,479
    Yara International ASA......................................    36,728   1,660,621
                                                                           -----------
TOTAL NORWAY....................................................            44,918,569
                                                                           -----------
PORTUGAL -- (0.1%)
    EDP - Energias de Portugal SA...............................   565,257   2,144,962
    EDP Renovaveis SA...........................................    77,303     768,679
    Galp Energia SGPS SA........................................   209,752   3,516,758
    Jeronimo Martins SGPS SA....................................   100,958   1,645,469
                                                                           -----------
TOTAL PORTUGAL..................................................             8,075,868
                                                                           -----------
SINGAPORE -- (1.2%)
    CapitaLand, Ltd............................................. 1,096,450   2,849,249
    City Developments, Ltd......................................   176,500   1,161,754
    ComfortDelGro Corp., Ltd....................................   855,100   1,693,682
    Dairy Farm International Holdings, Ltd......................   104,600     819,395
    DBS Group Holdings, Ltd.....................................   403,989   8,401,127
    Frasers Property, Ltd.......................................    50,400      68,970
    Genting Singapore, Ltd...................................... 1,890,600   1,370,907
    Golden Agri-Resources, Ltd.................................. 2,747,000     584,072
    Great Eastern Holdings, Ltd.................................    13,000     248,127
    Hongkong Land Holdings, Ltd.................................   256,300   1,789,460
    Hutchison Port Holdings Trust............................... 1,640,600     385,392
    Jardine Cycle & Carriage, Ltd...............................    35,710     933,116
    Keppel Corp., Ltd...........................................   597,300   2,976,587
    Olam International, Ltd.....................................   331,700     482,683
#   Oversea-Chinese Banking Corp., Ltd..........................   861,012   7,670,106
    SATS, Ltd...................................................   354,536   1,363,558
    Sembcorp Industries, Ltd.................................... 1,058,020   2,069,111
#*  Sembcorp Marine, Ltd........................................   304,700     383,044
    Singapore Airlines, Ltd.....................................   447,600   3,189,298
    Singapore Exchange, Ltd.....................................   277,700   1,507,820
#   Singapore Press Holdings, Ltd...............................   855,000   1,580,208
    Singapore Technologies Engineering, Ltd.....................   511,600   1,490,805
    Singapore Telecommunications, Ltd........................... 1,955,450   4,561,758

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SINGAPORE -- (Continued)
    Singapore Telecommunications, Ltd...........................   488,900 $  1,129,853
    StarHub, Ltd................................................   134,400      153,267
    United Industrial Corp., Ltd................................    92,395      215,196
    United Overseas Bank, Ltd...................................   466,665    9,556,584
    UOL Group, Ltd..............................................   291,587    1,627,422
    Venture Corp., Ltd..........................................   144,300    1,809,689
    Wilmar International, Ltd...................................   413,700    1,106,391
    Yangzijiang Shipbuilding Holdings Ltd.......................   233,000      269,393
                                                                           ------------
TOTAL SINGAPORE.................................................             63,448,024
                                                                           ------------
SPAIN -- (2.5%)
    Acciona SA..................................................    11,555    1,340,158
    ACS Actividades de Construccion y Servicios SA..............   105,293    4,842,014
    Aena SME SA.................................................    27,612    5,126,657
    Amadeus IT Group SA.........................................   141,600   11,285,044
    Banco Bilbao Vizcaya Argentaria SA.......................... 1,619,253    9,846,433
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR...........    24,679      150,295
    Banco de Sabadell SA........................................ 2,103,074    2,448,682
#   Banco Santander SA.......................................... 4,300,420   21,800,445
    Bankia SA...................................................   633,682    1,755,085
    Bankinter SA................................................   368,780    2,947,731
    CaixaBank SA................................................ 1,242,952    3,961,902
    Cellnex Telecom SA..........................................   107,861    3,322,559
    Enagas SA...................................................   136,292    3,887,777
    Endesa SA...................................................   115,272    2,875,848
    Ferrovial SA................................................   105,263    2,595,737
*   Fomento de Construcciones y Contratas SA....................     6,545       80,254
    Grifols SA..................................................   131,504    3,654,667
    Iberdrola S.A............................................... 1,985,222   18,040,488
    Industria de Diseno Textil SA...............................   290,662    8,800,840
    Mapfre SA...................................................   569,232    1,710,079
    Naturgy Energy Group SA.....................................   127,704    3,635,516
    Red Electrica Corp. SA......................................   137,486    2,853,367
    Repsol SA...................................................   382,622    6,492,593
    Siemens Gamesa Renewable Energy SA..........................    53,846      967,098
#   Telefonica SA, Sponsored ADR................................   387,745    3,218,283
    Telefonica SA............................................... 1,098,788    9,160,982
                                                                           ------------
TOTAL SPAIN.....................................................            136,800,534
                                                                           ------------
SWEDEN -- (2.5%)
    AAK AB......................................................    92,296    1,500,150
#   Alfa Laval AB...............................................    93,595    2,172,494
    Assa Abloy AB, Class B......................................   200,027    4,276,089
#   Atlas Copco AB, Class A.....................................   197,981    6,179,839
#   Atlas Copco AB, Class B.....................................   114,129    3,250,642
    Axfood AB...................................................    49,605      910,528
#   BillerudKorsnas AB..........................................   113,978    1,549,401
    Boliden AB..................................................   180,009    5,357,055
    Castellum AB................................................    60,598    1,089,518
#   Dometic Group AB............................................    84,827      774,959
    Electrolux AB, Series B.....................................   136,052    3,334,406
#   Elekta AB, Class B..........................................    99,533    1,180,558
*   Epiroc AB, Class A..........................................   197,981    2,046,648
*   Epiroc AB, Class B..........................................   114,129    1,129,394
    Essity AB, Class A..........................................     8,605      254,629
    Essity AB, Class B..........................................   182,501    5,411,320
    Fabege AB...................................................    63,394      880,522
*   Fastighets AB Balder, Class B...............................    31,582      999,030

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
SWEDEN -- (Continued)
    Getinge AB, Class B......................................... 127,065 $  1,790,243
#   Hennes & Mauritz AB, Class B................................ 276,095    4,817,567
    Hexagon AB, Class B.........................................  51,865    2,833,498
    Hexpol AB................................................... 132,166    1,032,353
    Holmen AB, Class B..........................................  56,986    1,198,416
    Hufvudstaden AB, Class A....................................  44,745      745,597
    Husqvarna AB, Class A.......................................  12,600      115,897
#   Husqvarna AB, Class B....................................... 235,383    2,149,137
    ICA Gruppen AB..............................................  35,984    1,302,062
    Indutrade AB................................................  40,966    1,252,524
#   Intrum AB...................................................  48,893    1,245,028
    Kindred Group P.L.C.........................................  98,923      863,869
    Lifco AB, Class B...........................................  12,738      606,726
    Loomis AB, Class B..........................................  42,048    1,555,661
    Lundin Petroleum AB.........................................  44,955    1,464,014
    Millicom International Cellular SA..........................  35,371    2,068,920
    Nibe Industrier AB, Class B.................................  84,615    1,137,639
    Nordea Bank Abp............................................. 687,688    5,410,283
    Pandox AB...................................................  43,260      742,336
    Peab AB..................................................... 105,307      963,241
#   Saab AB, Class B............................................  28,867      950,298
    Sagax AB, Class B...........................................  10,486      184,758
#   Sandvik AB.................................................. 426,382    7,895,904
#   Securitas AB, Class B....................................... 106,966    1,870,464
    Skandinaviska Enskilda Banken AB, Class A................... 441,066    4,211,123
    Skanska AB, Class B......................................... 129,009    2,246,584
    SKF AB, Class A.............................................   5,065       93,725
#   SKF AB, Class B............................................. 226,682    4,207,666
    SSAB AB, Class A............................................ 117,060      442,258
    SSAB AB, Class B............................................ 310,962    1,002,798
#   Svenska Cellulosa AB SCA, Class A...........................   8,605       84,055
    Svenska Cellulosa AB SCA, Class B........................... 221,985    1,937,896
#   Svenska Handelsbanken AB, Class A........................... 383,156    4,185,247
    Svenska Handelsbanken AB, Class B...........................   3,612       39,267
    Sweco AB, Class B...........................................  35,642      909,678
    Swedbank AB, Class A........................................ 247,788    4,048,661
    Swedish Match AB............................................  42,500    2,072,282
*   Swedish Orphan Biovitrum AB.................................  42,691      778,969
    Tele2 AB, Class B........................................... 309,829    4,139,171
    Telefonaktiebolaget LM Ericsson, Class A....................  14,581      145,032
    Telefonaktiebolaget LM Ericsson, Class B.................... 552,228    5,462,735
#   Telia Co. AB................................................ 857,374    3,652,864
    Trelleborg AB, Class B...................................... 109,992    1,819,134
    Volvo AB, Class A...........................................  86,339    1,382,337
    Volvo AB, Class B........................................... 608,952    9,759,323
    Wallenstam AB, Class B......................................  56,247      541,300
                                                                         ------------
TOTAL SWEDEN....................................................          139,655,722
                                                                         ------------
SWITZERLAND -- (6.9%)
    ABB, Ltd., Sponsored ADR.................................... 141,958    2,932,816
    ABB, Ltd.................................................... 539,173   11,090,093
    Adecco Group AG............................................. 111,379    6,399,055
*   Alcon, Inc..................................................  22,366    1,301,713
*   Alcon, Inc..................................................  89,672    5,164,070
    Baloise Holding AG..........................................  27,439    4,704,177
    Banque Cantonale Vaudoise...................................   1,572    1,241,210
    Barry Callebaut AG..........................................     945    1,732,699
    Chocoladefabriken Lindt & Spruengli AG......................      44    3,337,729
    Cie Financiere Richemont SA................................. 117,543    8,592,669

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SWITZERLAND -- (Continued)
    Clariant AG.................................................   136,208 $  2,802,401
    Credit Suisse Group AG......................................   567,207    7,543,224
    Dufry AG....................................................    21,919    2,145,238
    EMS-Chemie Holding AG.......................................     3,321    2,011,161
    Flughafen Zurich AG.........................................    11,881    1,958,565
    Geberit AG..................................................    11,765    4,933,168
    Givaudan SA.................................................     2,997    7,760,146
    Helvetia Holding AG.........................................     1,681    1,068,232
    Julius Baer Group, Ltd......................................   116,197    5,612,882
#   Kuehne + Nagel International AG.............................    17,073    2,481,642
    LafargeHolcim, Ltd..........................................    76,776    3,941,482
    LafargeHolcim, Ltd..........................................    29,333    1,512,136
    Logitech International SA...................................    35,440    1,388,750
    Logitech International SA...................................    29,225    1,131,592
    Lonza Group AG..............................................    33,547   10,360,291
    Nestle SA...................................................   891,325   85,814,635
    Novartis AG, Sponsored ADR..................................   111,831    9,195,863
    Novartis AG.................................................   448,358   36,738,484
    Partners Group Holding AG...................................     5,556    4,190,694
    Roche Holding AG............................................     7,984    2,088,842
    Roche Holding AG............................................   217,168   57,302,662
    Schindler Holding AG........................................     8,122    1,726,768
    SGS SA......................................................     1,689    4,456,512
    Sika AG.....................................................    39,540    6,058,399
#   Sonova Holding AG...........................................    18,640    3,764,947
    Straumann Holding AG........................................     3,003    2,426,935
    Swatch Group AG (The).......................................    11,624    3,547,515
    Swatch Group AG (The).......................................    20,509    1,203,440
    Swiss Life Holding AG.......................................    14,689    6,905,715
    Swiss Prime Site AG.........................................    41,775    3,354,713
    Swiss Re AG.................................................    68,636    6,608,123
    Swisscom AG.................................................    15,449    7,198,526
    Temenos AG..................................................    18,636    3,100,055
    UBS Group AG................................................   406,497    5,450,903
*   UBS Group AG................................................   451,977    6,074,571
#   Vifor Pharma AG.............................................    22,646    2,957,320
    Zurich Insurance Group AG...................................    42,603   13,580,462
                                                                           ------------
TOTAL SWITZERLAND...............................................            376,893,225
                                                                           ------------
UNITED KINGDOM -- (14.1%)
    3i Group P.L.C..............................................   497,570    6,962,208
    Admiral Group P.L.C.........................................    78,407    2,258,458
    Anglo American P.L.C........................................   527,021   13,676,036
    Antofagasta P.L.C...........................................   205,010    2,437,111
    Ashtead Group P.L.C.........................................   198,740    5,518,460
    Associated British Foods P.L.C..............................   117,982    3,940,878
#   AstraZeneca P.L.C., Sponsored ADR...........................   461,956   17,397,263
    AstraZeneca P.L.C...........................................   141,555   10,545,819
    Auto Trader Group P.L.C.....................................   478,489    3,537,164
    AVEVA Group P.L.C...........................................    19,708      861,110
    Aviva P.L.C................................................. 1,678,424    9,426,244
    B&M European Value Retail SA................................   233,993    1,206,298
    BAE Systems P.L.C........................................... 1,040,798    6,689,499
    Banco Esprito Santa S.A.....................................    97,796    2,479,034
    Barclays P.L.C., Sponsored ADR..............................   833,691    7,136,395
    Barclays P.L.C..............................................   378,382      812,010
    Barratt Developments P.L.C..................................   403,804    3,176,662
    Bellway P.L.C...............................................    51,998    2,111,505
    Berkeley Group Holdings P.L.C...............................   106,038    5,201,865

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
UNITED KINGDOM -- (Continued)
#   BHP Group P.L.C., ADR.......................................    188,914 $ 8,903,517
    BHP Group P.L.C.............................................    242,396   5,721,651
    BP P.L.C., Sponsored ADR....................................  1,077,644  47,125,394
    BP P.L.C....................................................  1,056,363   7,681,554
    British American Tobacco P.L.C., Sponsored ADR..............    135,127   5,296,978
    British American Tobacco P.L.C..............................    334,002  13,075,817
    BT Group P.L.C., Sponsored ADR..............................     69,804   1,053,342
    BT Group P.L.C..............................................  3,092,668   9,228,561
    Bunzl P.L.C.................................................    108,521   3,273,112
    Burberry Group P.L.C........................................    167,400   4,412,161
    Burford Capital, Ltd........................................     12,671     271,120
*   Capita P.L.C................................................    255,902     426,597
    Carnival P.L.C..............................................     22,654   1,200,993
    Carnival P.L.C., ADR........................................     17,952     969,767
    Centrica P.L.C..............................................  2,486,890   3,457,193
    Cineworld Group P.L.C.......................................    409,099   1,697,639
    Coca-Cola HBC AG............................................     69,255   2,480,387
    Compass Group P.L.C.........................................    483,762  11,007,453
    Croda International P.L.C...................................     40,705   2,757,321
    DCC P.L.C...................................................     52,164   4,669,215
    Diageo P.L.C., Sponsored ADR................................    128,576  21,683,057
    Diageo P.L.C................................................    169,923   7,163,567
    Direct Line Insurance Group P.L.C...........................  1,181,555   5,084,290
    DS Smith P.L.C..............................................    644,861   3,011,922
    easyJet P.L.C...............................................     77,677   1,176,956
    Evraz P.L.C.................................................    164,479   1,350,629
    Experian P.L.C..............................................    293,833   8,553,158
    Ferguson P.L.C..............................................     93,439   6,649,666
#   Fresnillo P.L.C.............................................     83,623     819,027
    G4S P.L.C...................................................    566,490   1,601,076
    GlaxoSmithKline P.L.C., Sponsored ADR.......................    428,638  17,629,881
    GlaxoSmithKline P.L.C.......................................    570,253  11,714,831
    Glencore P.L.C..............................................  3,485,274  13,828,025
    GVC Holdings P.L.C..........................................    200,839   1,713,850
    Halma P.L.C.................................................    221,764   5,218,032
    Hargreaves Lansdown P.L.C...................................     82,971   2,450,871
    Hikma Pharmaceuticals P.L.C.................................     83,568   1,928,413
    Hiscox, Ltd.................................................     89,272   1,952,619
    HSBC Holdings P.L.C.........................................  1,470,795  12,814,985
    HSBC Holdings P.L.C., Sponsored ADR.........................    612,368  26,680,874
    Imperial Brands P.L.C., Sponsored ADR.......................     38,600   1,235,200
    Imperial Brands P.L.C.......................................    277,433   8,827,412
    Informa P.L.C...............................................    418,567   4,256,004
#   InterContinental Hotels Group P.L.C., ADR...................      1,227      81,143
    InterContinental Hotels Group P.L.C.........................     39,805   2,578,174
    International Consolidated Airlines Group SA................    566,769   4,005,160
    Intertek Group P.L.C........................................     51,911   3,630,852
    Investec P.L.C..............................................    420,675   2,669,816
    ITV P.L.C...................................................  2,295,083   4,098,178
    J Sainsbury P.L.C...........................................    730,808   2,123,170
    JD Sports Fashion P.L.C.....................................    191,841   1,576,969
    John Wood Group P.L.C.......................................    330,833   2,028,254
    Johnson Matthey P.L.C.......................................     97,702   4,262,173
*   Just Eat P.L.C..............................................    178,160   1,628,741
    Kingfisher P.L.C............................................  1,108,106   3,820,956
    Legal & General Group P.L.C.................................  1,857,927   6,756,406
*   Liberty Global P.L.C., Class A..............................      6,400     172,854
*   Liberty Global P.L.C., Class C..............................     15,389     402,416
    Lloyds Banking Group P.L.C.................................. 17,603,292  14,396,590

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
    Lloyds Banking Group P.L.C., ADR............................    15,400 $    50,050
    London Stock Exchange Group P.L.C...........................    90,343   5,923,172
    Marks & Spencer Group P.L.C.................................   952,900   3,554,562
    Meggitt P.L.C...............................................   408,846   2,909,276
    Melrose Industries P.L.C.................................... 2,050,666   5,425,957
    Merlin Entertainments P.L.C.................................   300,118   1,435,192
    Micro Focus International P.L.C.............................    38,132     956,725
    Mondi P.L.C.................................................   129,128   2,837,621
    National Grid P.L.C.........................................   332,224   3,639,822
    National Grid P.L.C., Sponsored ADR.........................    83,873   4,589,505
    Next P.L.C..................................................    44,628   3,360,207
#   NMC Health P.L.C............................................    40,307   1,488,452
*   Ocado Group P.L.C...........................................    92,751   1,651,187
    Pearson P.L.C...............................................   140,533   1,522,379
#   Pearson P.L.C., Sponsored ADR...............................   110,605   1,198,958
    Persimmon P.L.C.............................................   113,708   3,321,734
    Phoenix Group Holdings P.L.C................................   226,933   2,145,072
#   Prudential P.L.C., ADR......................................   145,210   6,628,837
    Prudential P.L.C............................................   297,840   6,767,334
    Reckitt Benckiser Group P.L.C...............................   135,937  10,998,178
    RELX P.L.C., Sponsored ADR..................................   185,496   4,255,279
    RELX P.L.C..................................................   170,011   3,906,109
    RELX P.L.C..................................................   217,352   4,980,091
    Rentokil Initial P.L.C......................................   845,444   4,308,559
    Rightmove P.L.C.............................................   464,177   3,282,243
    Rio Tinto P.L.C.............................................   154,229   8,997,576
    Rio Tinto P.L.C., Sponsored ADR.............................   174,125  10,255,963
    Rolls-Royce Holdings P.L.C..................................   547,201   6,553,024
    Royal Bank of Scotland Group P.L.C..........................   368,708   1,154,547
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR..........   252,195   1,611,526
    Royal Dutch Shell P.L.C., Class A...........................   491,594  15,662,888
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............   352,746  22,409,970
    Royal Dutch Shell P.L.C., Class A...........................       979      31,153
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B............   423,661  27,491,362
    Royal Dutch Shell P.L.C., Class B...........................   110,166   3,555,410
    RPC Group P.L.C.............................................     7,101      73,189
    RSA Insurance Group P.L.C...................................   476,566   3,378,428
    Sage Group P.L.C. (The).....................................   374,459   3,549,552
    Schroders P.L.C.............................................    39,421   1,631,514
    Schroders P.L.C.............................................    16,332     514,820
    Severn Trent P.L.C..........................................    93,900   2,499,477
    Smith & Nephew P.L.C., Sponsored ADR........................    31,837   1,243,254
    Smith & Nephew P.L.C........................................   264,926   5,121,677
    Smiths Group P.L.C..........................................   169,477   3,374,211
    Spirax-Sarco Engineering P.L.C..............................    38,438   4,144,296
    SSE P.L.C...................................................   442,798   6,625,420
    St James's Place P.L.C......................................   308,563   4,528,263
    Standard Chartered P.L.C.................................... 1,208,267  11,047,394
    Standard Life Aberdeen P.L.C................................   816,868   2,976,274
    Taylor Wimpey P.L.C......................................... 2,590,822   6,142,339
    Tesco P.L.C................................................. 2,701,609   8,814,378
    Travis Perkins P.L.C........................................    36,557     667,046
    TUI AG......................................................   162,888   1,813,826
    Unilever P.L.C., Sponsored ADR..............................   274,641  16,698,173
    Unilever P.L.C..............................................    89,128   5,402,500
    United Utilities Group P.L.C................................   257,154   2,789,614
    Vodafone Group P.L.C........................................ 7,347,784  13,629,212
    Vodafone Group P.L.C., Sponsored ADR........................    21,014     389,186
    Weir Group P.L.C (The)......................................    61,852   1,344,346

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                     SHARES      VALUE>>
                                                                   ---------- --------------
UNITED KINGDOM -- (Continued)
      Whitbread P.L.C.............................................     61,060 $    3,554,863
      Wm Morrison Supermarkets P.L.C..............................  1,188,844      3,350,901
      WPP P.L.C., Sponsored ADR...................................      3,117        194,189
      WPP P.L.C...................................................    604,792      7,546,470
                                                                              --------------
TOTAL UNITED KINGDOM..............................................               773,564,720
                                                                              --------------
UNITED STATES -- (0.1%)
      International Flavors & Fragrances, Inc.....................        223         30,672
      Newmont Goldcorp Corp.......................................     80,619      2,504,020
*     Newmont Goldcorp Corp.......................................     30,584        945,121
                                                                              --------------
TOTAL UNITED STATES...............................................                 3,479,813
                                                                              --------------
TOTAL COMMON STOCKS...............................................             5,134,873,201
                                                                              --------------
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
      Bayerische Motoren Werke AG.................................     21,513      1,590,687
      Fuchs Petrolub SE...........................................     34,533      1,505,735
      Henkel AG & Co. KGaA........................................     36,829      3,729,644
      Porsche Automobil Holding SE................................     63,639      4,424,033
      Sartorius AG................................................     16,300      2,992,746
      Schaeffler AG...............................................    100,601        862,392
      Volkswagen AG...............................................     83,696     14,613,496
                                                                              --------------
TOTAL GERMANY.....................................................                29,718,733
                                                                              --------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C.................................. 38,851,271         50,662
                                                                              --------------
TOTAL PREFERRED STOCKS............................................                29,769,395
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             5,164,642,596
                                                                              --------------

                                                                                 VALUE+
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (6.0%)
@(S)  The DFA Short Term Investment Fund.......................... 28,454,609    329,248,281
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $4,768,037,911)..........................................            $5,493,890,877
                                                                              ==============

As of April 30, 2019, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                     NUMBER OF EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION                          CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------                          --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index.....................     85     06/21/19  $ 7,764,049 $ 8,147,250    $  383,201
S&P 500 (R) Emini Index.............    253     06/21/19   35,452,763  37,298,525     1,845,762
                                                          ----------- -----------    ----------
TOTAL FUTURES CONTRACTS.............                      $43,216,812 $45,445,775    $2,228,963
                                                          =========== ===========    ==========

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     --------------------------------------------------
                                       LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                     ------------ -------------- ------- --------------
Common Stocks
   Australia........................ $  4,936,876 $  307,082,153   --    $  312,019,029
   Austria..........................           --     13,948,564   --        13,948,564
   Belgium..........................    1,440,429     49,288,432   --        50,728,861
   Canada...........................  473,157,093      1,568,331   --       474,725,424
   Denmark..........................    3,324,056     82,043,688   --        85,367,744
   Finland..........................           --     55,516,282   --        55,516,282
   France...........................    8,892,968    516,246,788   --       525,139,756
   Germany..........................   14,620,001    361,627,368   --       376,247,369
   Hong Kong........................      856,814    174,659,302   --       175,516,116
   Ireland..........................    9,422,404     26,623,360   --        36,045,764
   Israel...........................    5,350,111     20,988,804   --        26,338,915
   Italy............................    6,362,367    100,276,025   --       106,638,392
   Japan............................   28,763,742  1,143,603,877   --     1,172,367,619
   Netherlands......................   39,478,074    121,102,624   --       160,580,698
   New Zealand......................           --     16,856,193   --        16,856,193
   Norway...........................    1,432,700     43,485,869   --        44,918,569
   Portugal.........................           --      8,075,868   --         8,075,868
   Singapore........................           --     63,448,024   --        63,448,024
   Spain............................    3,368,578    133,431,956   --       136,800,534
   Sweden...........................           --    139,655,722   --       139,655,722
   Switzerland......................   25,800,625    351,092,600   --       376,893,225
   United Kingdom...................  253,741,058    519,823,662   --       773,564,720
   United States....................    3,449,141         30,672   --         3,479,813
Preferred Stocks
   Germany..........................           --     29,718,733   --        29,718,733
   United Kingdom...................           --         50,662   --            50,662
Securities Lending Collateral.......           --    329,248,281   --       329,248,281
Futures Contracts**.................    2,228,963             --   --         2,228,963
                                     ------------ --------------   --    --------------
                                     $886,626,000 $4,609,493,840   --    $5,496,119,840
TOTAL............................... ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
COMMON STOCKS -- (92.8%)
AUSTRALIA -- (5.8%)
*   3P Learning, Ltd............................................    182,513 $    137,731
#   A2B Australia, Ltd..........................................  1,289,249    1,819,119
    Accent Group, Ltd...........................................  1,632,618    1,859,528
#   Adairs, Ltd.................................................    407,492      538,831
    Adelaide Brighton, Ltd......................................  1,654,251    5,054,486
*   Afterpay Touch Group, Ltd...................................     50,569      916,107
    AGL Energy, Ltd.............................................    443,462    6,957,183
#   Ainsworth Game Technology, Ltd..............................    714,162      415,297
#*  Alkane Resources, Ltd.......................................  1,677,445      283,882
    ALS, Ltd....................................................    620,000    3,475,548
    Altium, Ltd.................................................    378,619    9,048,358
    Alumina, Ltd................................................  1,609,899    2,547,473
#   AMA Group, Ltd..............................................    631,104      512,304
#*  Amaysim Australia, Ltd......................................    535,654      249,131
#   Amcor, Ltd., Sponsored ADR..................................     29,714    1,343,519
    Amcor, Ltd..................................................    589,419    6,662,700
    AMP, Ltd....................................................  9,091,535   14,573,137
    Ansell, Ltd.................................................    356,503    6,787,197
#   AP Eagers, Ltd..............................................    143,365      877,066
    APA Group...................................................  1,087,334    7,381,009
    Appen, Ltd..................................................    334,007    5,983,064
#   ARB Corp., Ltd..............................................    230,430    2,947,232
    Ardent Leisure Group, Ltd...................................  1,494,189    1,347,554
    Aristocrat Leisure, Ltd.....................................    697,764   12,844,843
#   ARQ Group, Ltd..............................................    318,111      393,434
*   Asaleo Care, Ltd............................................  2,961,663    1,921,266
    ASX, Ltd....................................................     43,079    2,263,296
    Atlas Arteria, Ltd..........................................  1,810,549    8,940,619
#   AUB Group, Ltd..............................................     99,803      890,707
*   Aurelia Metals, Ltd.........................................  3,037,660    1,598,374
    Aurizon Holdings, Ltd.......................................  5,720,332   19,194,606
    Ausdrill, Ltd...............................................  2,955,835    3,423,121
    AusNet Services.............................................  3,213,184    4,022,861
    Austal, Ltd.................................................  1,211,556    2,281,820
    Australia & New Zealand Banking Group, Ltd..................  2,592,112   49,728,571
#*  Australian Agricultural Co., Ltd............................  2,206,974    1,837,153
    Australian Finance Group, Ltd...............................    317,500      268,712
    Australian Pharmaceutical Industries, Ltd...................  2,162,983    2,197,260
    Australian Vintage, Ltd.....................................    112,455       38,443
#   Auswide Bank, Ltd...........................................     34,719      120,490
#   Automotive Holdings Group, Ltd..............................  1,163,261    1,970,680
#   Aveo Group..................................................  1,456,079    2,189,002
#   AVJennings, Ltd.............................................    297,081      115,784
#   Baby Bunting Group, Ltd.....................................    244,513      422,604
#   Bank of Queensland, Ltd.....................................  1,367,904    8,940,091
    Bapcor, Ltd.................................................    967,128    3,883,442
    Beach Energy, Ltd........................................... 11,632,707   17,443,804
#   Bega Cheese, Ltd............................................    583,822    2,086,821
#*  Bellamy's Australia, Ltd....................................    281,587    2,141,277
#   Bendigo & Adelaide Bank, Ltd................................  1,730,406   12,568,475
    BHP Group, Ltd..............................................  4,074,214  107,813,251
#   BHP Group, Ltd., Sponsored ADR..............................    623,528   33,015,808
#   Blackmores, Ltd.............................................     53,040    3,458,112
#*  Blue Sky Alternative Investments, Ltd.......................     32,768        6,241
    BlueScope Steel, Ltd........................................  3,246,436   30,850,195

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
AUSTRALIA -- (Continued)
    Boral, Ltd..................................................  3,316,835 $11,355,651
    Brambles, Ltd...............................................    988,686   8,401,547
    Bravura Solutions, Ltd......................................     70,339     286,512
    Breville Group, Ltd.........................................    361,893   4,904,819
    Brickworks, Ltd.............................................    428,294   4,942,374
    BSA, Ltd....................................................     28,427       5,527
#*  Buru Energy, Ltd............................................    101,869      18,279
#   BWX, Ltd....................................................    138,152     210,742
    Caltex Australia, Ltd.......................................  1,077,345  20,658,379
    Capitol Health, Ltd.........................................  1,767,071     329,793
*   Cardno, Ltd.................................................  1,074,416     754,181
#*  Carnarvon Petroleum, Ltd....................................  1,559,647     478,941
#   carsales.com, Ltd...........................................  1,043,303   9,911,473
*   Cash Converters International, Ltd..........................  2,116,492     231,151
#*  Catapult Group International, Ltd...........................    170,410     144,302
    Cedar Woods Properties, Ltd.................................    129,150     518,757
#   Challenger, Ltd.............................................  1,161,769   6,725,427
*   Champion Iron, Ltd..........................................      9,524      14,929
    CIMIC Group, Ltd............................................    137,887   4,918,939
#   Citadel Group, Ltd. (The)...................................      5,352      25,962
    City Chic Collective, Ltd...................................    122,009     139,893
#   Class, Ltd..................................................    241,974     297,199
    Clean Seas Seafood, Ltd.....................................     36,060      24,543
    Cleanaway Waste Management, Ltd............................. 10,162,351  16,137,731
    Clinuvel Pharmaceuticals, Ltd...............................     42,853     723,508
    Clover Corp., Ltd...........................................     14,075      21,884
    Coca-Cola Amatil, Ltd.......................................  1,207,066   7,487,546
    Cochlear, Ltd...............................................     68,732   9,085,336
    Codan, Ltd..................................................    587,540   1,347,570
*   Coles Group, Ltd............................................  1,375,633  12,231,027
#   Collection House, Ltd.......................................    575,238     531,567
    Collins Foods, Ltd..........................................    678,091   3,565,162
#   Commonwealth Bank of Australia..............................  1,329,108  69,851,552
    Computershare, Ltd..........................................    558,398   7,024,785
#*  Cooper Energy, Ltd..........................................  6,827,225   2,597,434
#   Corporate Travel Management, Ltd............................    236,294   4,446,100
    Costa Group Holdings, Ltd...................................  1,140,427   4,565,137
#   Credit Corp. Group, Ltd.....................................    231,944   3,902,461
    Crown Resorts, Ltd..........................................    532,183   4,988,686
*   CSG, Ltd....................................................    985,916     124,965
    CSL, Ltd....................................................    285,292  40,015,563
    CSR, Ltd....................................................  3,061,776   7,691,485
    Data#3, Ltd.................................................    437,358     549,314
    Decmil Group, Ltd...........................................    870,215     580,174
#   Dicker Data, Ltd............................................    120,091     358,180
#   Domain Holdings Australia, Ltd..............................    989,871   1,886,846
#   Domino's Pizza Enterprises, Ltd.............................    229,148   6,946,242
    Downer EDI, Ltd.............................................  2,446,612  13,358,227
    DuluxGroup, Ltd.............................................  1,532,437  10,535,066
    DWS, Ltd....................................................    165,951     119,368
#   Eclipx Group, Ltd...........................................  1,324,125     948,066
    Elders, Ltd.................................................    680,501   2,900,284
*   Electro Optic Systems Holdings, Ltd.........................    108,450     211,254
*   Ellex Medical Lasers, Ltd...................................     46,497      19,355
    Emeco Holdings, Ltd.........................................      9,900      14,538
*   EML Payments, Ltd...........................................     15,296      21,156
*   Energy Resources of Australia, Ltd..........................  1,481,433     250,916
#*  Energy World Corp., Ltd.....................................  6,737,967     374,736
    EQT Holdings, Ltd...........................................     15,236     293,380

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
AUSTRALIA -- (Continued)
    ERM Power, Ltd..............................................   517,693 $   636,442
    Estia Health, Ltd...........................................   676,651   1,379,060
    Euroz, Ltd..................................................   112,543      98,297
    EVENT Hospitality and Entertainment, Ltd....................   464,827   4,294,495
    Evolution Mining, Ltd....................................... 6,952,626  15,672,448
#*  FAR, Ltd.................................................... 3,094,242     121,945
    Finbar Group, Ltd...........................................     5,532       3,292
    Fleetwood Corp., Ltd........................................   322,583     442,691
    FlexiGroup, Ltd............................................. 1,218,333   1,199,940
    Flight Centre Travel Group, Ltd.............................   192,237   5,207,530
    Fortescue Metals Group, Ltd................................. 7,768,488  39,255,771
#   G8 Education, Ltd........................................... 2,051,261   4,411,660
#*  Galaxy Resources, Ltd.......................................   845,048     872,110
*   Galilee Energy, Ltd.........................................   367,805     134,899
#*  Gascoyne Resources, Ltd.....................................   597,934      19,444
    GBST Holdings, Ltd..........................................    76,768     137,677
#   Genworth Mortgage Insurance Australia, Ltd.................. 1,269,131   2,140,415
#*  Gold Road Resources, Ltd.................................... 2,135,755   1,410,459
    GrainCorp, Ltd., Class A.................................... 1,070,891   6,791,286
    Grange Resources, Ltd....................................... 2,046,058     383,054
*   Greenland Minerals, Ltd.....................................   413,383      21,350
    GUD Holdings, Ltd...........................................   351,019   2,925,036
    GWA Group, Ltd.............................................. 1,427,002   3,389,194
#   Hansen Technologies, Ltd....................................   862,830   1,832,529
#   Harvey Norman Holdings, Ltd................................. 3,177,668   9,342,757
    Healius, Ltd................................................ 9,695,448  21,313,937
#   Healthscope, Ltd............................................ 4,416,108   7,629,857
#*  Highfield Resources, Ltd....................................   276,159     154,959
*   Hills, Ltd..................................................    88,902       9,404
*   Horizon Oil, Ltd............................................ 1,463,538     123,310
#   HT&E, Ltd................................................... 1,342,753   1,638,119
    Huon Aquaculture Group, Ltd.................................    32,032     106,747
    IDP Education, Ltd..........................................   450,489   4,957,452
    Iluka Resources, Ltd........................................   312,934   1,909,586
    Imdex, Ltd.................................................. 1,184,969     869,292
#   IMF Bentham, Ltd............................................   645,559   1,258,172
    Incitec Pivot, Ltd.......................................... 4,965,269  11,799,485
    Independence Group NL....................................... 2,305,733   7,269,013
    Infigen Energy.............................................. 3,173,465   1,030,250
    Infomedia, Ltd.............................................. 1,300,437   1,641,885
#   Inghams Group, Ltd.......................................... 1,021,027   3,203,961
    Insurance Australia Group, Ltd.............................. 2,491,177  13,842,119
    Integral Diagnostics, Ltd...................................   115,128     248,679
#   Integrated Research, Ltd....................................   399,026     698,929
#   InvoCare, Ltd...............................................   546,116   5,892,528
#   IOOF Holdings, Ltd..........................................   753,091   3,447,330
    IPH, Ltd.................................................... 1,111,874   5,593,642
    IRESS, Ltd..................................................   457,902   4,628,236
#*  iSelect, Ltd................................................ 1,542,077     652,529
#   iSentia Group, Ltd.......................................... 1,077,773     163,701
    IVE Group, Ltd..............................................   272,060     418,137
    James Hardie Industries P.L.C...............................   388,289   5,282,784
    James Hardie Industries P.L.C., Sponsored ADR...............    39,415     539,591
#   Japara Healthcare, Ltd...................................... 3,025,952   3,286,110
#   JB Hi-Fi, Ltd...............................................   897,546  16,313,318
    Jupiter Mines, Ltd..........................................   163,360      40,940
#*  Karoon Energy, Ltd.......................................... 1,355,500     913,424
*   Kingsgate Consolidated, Ltd................................. 1,181,152     221,073
#   Kogan.com, Ltd..............................................   210,588     833,784

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
AUSTRALIA -- (Continued)
    LendLease Group.............................................    862,632 $ 8,089,223
#   Lifestyle Communities, Ltd..................................     39,883     146,537
    Link Administration Holdings, Ltd...........................  1,478,673   7,931,534
#   Lovisa Holdings, Ltd........................................    195,007   1,387,167
*   Lucapa Diamond Co., Ltd.....................................    106,787      11,300
    Lycopodium, Ltd.............................................     16,033      53,172
    Lynas Corp., Ltd............................................  3,550,833   4,958,337
#   MACA, Ltd...................................................  1,484,166   1,078,266
*   Macmahon Holdings, Ltd......................................  4,944,481     680,827
    Macquarie Group, Ltd........................................    602,362  57,244,919
#   Magellan Financial Group, Ltd...............................    350,679  11,038,514
    MaxiTRANS Industries, Ltd...................................    251,721      56,858
*   Mayne Pharma Group, Ltd.....................................  3,691,362   1,824,494
#   McMillan Shakespeare, Ltd...................................    474,495   4,437,719
    McPherson's, Ltd............................................    607,751     513,958
    Medibank Pvt, Ltd...........................................  3,874,769   7,809,066
*   Medusa Mining, Ltd..........................................  1,892,341     533,796
#*  Mesoblast, Ltd..............................................    303,043     351,037
*   Mesoblast, Ltd., Sponsored ADR..............................      1,592       9,337
#*  Metals X, Ltd...............................................  3,309,389     654,410
#   Metcash, Ltd................................................  5,991,730  12,123,891
*   Metro Mining, Ltd...........................................    160,700      16,978
#   Michael Hill International, Ltd.............................     72,300      32,847
#   Michael Hill International, Ltd.............................     43,121      19,467
*   Millennium Minerals, Ltd....................................    679,921      71,979
*   Mincor Resources NL.........................................    407,788     129,422
    Mineral Resources, Ltd......................................  1,464,975  16,115,301
*   MMA Offshore, Ltd...........................................  4,675,274     576,458
#   MNF Group, Ltd..............................................     83,368     261,451
    Monadelphous Group, Ltd.....................................    476,472   6,363,104
    Monash IVF Group, Ltd.......................................    851,347     645,008
#   Money3 Corp., Ltd...........................................    680,988     937,529
#   Mortgage Choice, Ltd........................................    580,365     347,947
    Motorcycle Holdings, Ltd....................................    131,917     137,785
#   Mount Gibson Iron, Ltd......................................  2,962,462   2,497,576
*   Myanmar Metals, Ltd.........................................    310,688      17,357
#*  Myer Holdings, Ltd.......................................... 20,529,951  10,298,349
    MyState, Ltd................................................     96,976     288,113
#   National Australia Bank, Ltd................................  2,976,124  53,138,779
    Navigator Global Investments, Ltd...........................    366,260   1,035,863
#   Navitas, Ltd................................................    864,540   3,526,356
#   Neometals, Ltd..............................................    551,838      85,627
#*  NetComm Wireless, Ltd.......................................    134,275     103,037
    New Hope Corp., Ltd.........................................    695,779   1,321,534
    Newcrest Mining, Ltd........................................    976,350  17,247,436
#*  NEXTDC, Ltd.................................................    325,266   1,465,861
    nib holdings, Ltd...........................................  1,879,111   7,617,737
#   Nick Scali, Ltd.............................................    254,036   1,133,013
    Nine Entertainment Co. Holdings, Ltd........................  6,934,756   8,548,174
    Northern Star Resources, Ltd................................  2,512,151  14,546,736
    NRW Holdings, Ltd...........................................  2,595,716   5,379,727
#   Nufarm, Ltd.................................................  1,182,853   4,226,335
    OFX Group, Ltd..............................................    962,104   1,038,444
    Oil Search, Ltd.............................................  1,734,113   9,496,745
    OM Holdings, Ltd............................................    418,603     301,371
#*  Onevue Holdings, Ltd........................................    261,502      88,613
    oOh!media, Ltd..............................................  1,103,236   2,936,162
    Orica, Ltd..................................................    875,580  11,479,980
    Origin Energy, Ltd..........................................  2,884,076  14,987,298

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
AUSTRALIA -- (Continued)
    Orora, Ltd..................................................  6,665,469 $14,242,914
    Ovato, Ltd..................................................  3,357,352     175,536
    OZ Minerals, Ltd............................................  1,880,289  13,239,615
#   Pacific Current Group, Ltd..................................    115,617     385,449
    Pacific Smiles Group, Ltd...................................    104,617      94,401
    Pact Group Holdings, Ltd....................................    868,271   1,610,364
*   Panoramic Resources, Ltd....................................  1,840,338     546,230
    Paragon Care, Ltd...........................................    304,664      94,502
    Peet, Ltd...................................................    738,163     528,472
    Pendal Group, Ltd...........................................  1,310,258   8,439,223
#   Perpetual, Ltd..............................................    341,411   9,856,491
#*  Perseus Mining, Ltd.........................................  4,895,508   1,557,877
#   Pioneer Credit, Ltd.........................................    146,118     259,689
#   Platinum Asset Management, Ltd..............................    967,999   3,401,865
#*  Praemium, Ltd...............................................  1,027,677     322,776
    Premier Investments, Ltd....................................    320,294   3,856,107
#*  Prime Media Group, Ltd......................................  2,413,649     467,360
    Pro Medicus, Ltd............................................    125,867   1,817,054
    PWR Holdings, Ltd...........................................    148,298     411,162
    Qantas Airways, Ltd.........................................  3,028,350  11,979,316
    QBE Insurance Group, Ltd....................................  2,484,730  22,663,343
    QMS Media, Ltd..............................................    114,100      57,120
#   Qube Holdings, Ltd..........................................  3,878,065   7,741,012
#*  Ramelius Resources, Ltd.....................................  2,599,034   1,376,297
#   Ramsay Health Care, Ltd.....................................    167,908   7,732,483
    REA Group, Ltd..............................................     62,225   3,506,660
#   Reckon, Ltd.................................................    132,862      65,992
#   Reece, Ltd..................................................     87,381     636,043
#   Regis Healthcare, Ltd.......................................    545,179   1,300,514
    Regis Resources, Ltd........................................  2,225,179   7,528,266
#   Reject Shop, Ltd. (The).....................................    140,659     233,110
    Reliance Worldwide Corp., Ltd...............................  1,363,286   4,691,001
#   Resolute Mining, Ltd........................................  4,237,647   3,389,502
#*  Retail Food Group, Ltd......................................    617,395      91,307
    Ridley Corp., Ltd...........................................  1,100,847   1,069,787
    Rio Tinto, Ltd..............................................    734,474  49,505,262
    Ruralco Holdings, Ltd.......................................     96,772     298,170
    RXP Services, Ltd...........................................    258,944      79,389
    Salmat, Ltd.................................................     68,805      27,203
    Sandfire Resources NL.......................................  1,405,275   6,989,860
    Santos, Ltd.................................................  4,006,967  20,277,691
*   Saracen Mineral Holdings, Ltd...............................  3,330,019   6,568,425
#   SeaLink Travel Group, Ltd...................................    194,403     549,618
    Seek, Ltd...................................................    586,910   7,538,293
#   Select Harvests, Ltd........................................    432,922   1,955,224
*   Senex Energy, Ltd...........................................  6,242,399   1,561,159
#   Servcorp, Ltd...............................................    166,522     362,020
    Service Stream, Ltd.........................................  1,657,336   2,758,331
#   Seven Group Holdings, Ltd...................................    393,859   5,446,204
*   Seven West Media, Ltd.......................................  8,014,019   3,198,320
    SG Fleet Group, Ltd.........................................    251,518     434,661
    Sigma Healthcare, Ltd....................................... 16,581,248   6,132,551
    Silver Chef, Ltd............................................    174,432     106,992
#*  Silver Lake Resources, Ltd..................................  3,315,544   1,845,078
    Sims Metal Management, Ltd..................................    821,061   5,980,457
    SmartGroup Corp., Ltd.......................................    304,541   1,822,301
    Sonic Healthcare, Ltd.......................................    405,269   7,328,832
    South32, Ltd., ADR..........................................    476,677   5,586,654
    South32, Ltd................................................  2,980,104   7,038,471

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
AUSTRALIA -- (Continued)
    Southern Cross Media Group, Ltd.............................  3,358,697 $    2,983,519
    Spark Infrastructure Group..................................  5,186,250      8,273,128
#   SpeedCast International, Ltd................................  1,370,682      3,749,075
    SRG Global, Ltd.............................................     67,086         16,545
    St Barbara, Ltd.............................................  3,813,107      8,613,777
    Star Entertainment Grp, Ltd. (The)..........................  2,484,508      7,955,354
    Steadfast Group, Ltd........................................    832,219      2,000,742
    Suncorp Group, Ltd..........................................  1,101,775     10,310,688
    Sundance Energy Australia, Ltd..............................  3,488,611      1,147,938
    Sunland Group, Ltd..........................................    373,663        423,316
#   Super Retail Group, Ltd.....................................  1,300,284      7,942,087
#*  Superloop, Ltd..............................................    166,405        198,529
    Sydney Airport..............................................  1,062,864      5,713,050
#*  Syrah Resources, Ltd........................................  1,212,794        951,297
    Tabcorp Holdings, Ltd.......................................  2,997,717     10,122,352
    Tassal Group, Ltd...........................................    935,167      3,377,162
    Technology One, Ltd.........................................  1,268,229      7,865,402
    Telstra Corp., Ltd..........................................  3,719,853      8,860,104
#   Telstra Corp., Ltd., ADR....................................     35,561        422,109
#*  Terracom, Ltd...............................................    106,417         45,005
#*  Thorn Group, Ltd............................................    698,747        216,697
*   Tiger Resources, Ltd........................................  1,677,917             13
    TPG Telecom, Ltd............................................  1,685,960      8,011,162
    Transurban Group............................................  1,068,590     10,118,941
    Treasury Wine Estates, Ltd..................................    337,529      4,094,126
#*  Troy Resources, Ltd.........................................  1,614,217         95,947
    Villa World, Ltd............................................    476,818        754,185
#*  Village Roadshow, Ltd.......................................    421,395      1,068,222
*   Virgin Australia Holdings, Ltd.............................. 10,144,397      1,285,653
    Virtus Health, Ltd..........................................    451,053      1,263,249
    Vita Group, Ltd.............................................    845,398      1,026,841
*   Vocus Group, Ltd............................................  2,681,235      7,386,266
#   Webjet, Ltd.................................................    249,097      2,960,369
#   Webster, Ltd................................................     31,325         33,506
    Wesfarmers, Ltd.............................................    879,107     22,313,735
    Western Areas, Ltd..........................................  1,401,508      2,239,467
#*  Westgold Resources, Ltd.....................................    989,836      1,037,000
#   Westpac Banking Corp........................................  2,574,926     50,021,540
#   Westpac Banking Corp., Sponsored ADR........................    258,942      5,051,958
#   Whitehaven Coal, Ltd........................................  5,270,315     15,630,873
    WiseTech Global, Ltd........................................     49,465        783,246
    Woodside Petroleum, Ltd.....................................    975,531     24,319,719
#   Woolworths Group, Ltd.......................................    669,978     15,042,699
    WorleyParsons, Ltd..........................................    904,546      9,114,879
    WPP AUNZ, Ltd...............................................  1,160,742        453,667
    Xero, Ltd...................................................     31,488      1,211,108
                                                                            --------------
TOTAL AUSTRALIA.................................................             1,836,312,718
                                                                            --------------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG......................................     52,812      1,186,148
#   ANDRITZ AG..................................................    281,148     13,426,509
    Atrium European Real Estate, Ltd............................    533,410      2,072,417
    Austria Technologie & Systemtechnik AG......................    204,706      4,085,229
    CA Immobilien Anlagen AG....................................    221,034      7,753,536
    DO & CO AG..................................................     29,114      2,460,721
    Erste Group Bank AG.........................................    524,792     21,000,115
    EVN AG......................................................     97,542      1,459,355
#   FACC AG.....................................................     84,520      1,389,351
    Flughafen Wien AG...........................................     13,245        582,022

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
AUSTRIA -- (Continued)
#   IMMOFINANZ AG...............................................   226,915 $  5,819,700
    Kapsch TrafficCom AG........................................    17,739      656,612
#   Lenzing AG..................................................    55,037    6,187,004
    Mayr Melnhof Karton AG......................................    22,086    2,860,026
    Oberbank AG.................................................     2,814      299,849
#   Oesterreichische Post AG....................................   114,566    4,461,460
    OMV AG......................................................   361,928   19,413,499
    Palfinger AG................................................    40,182    1,311,367
#   POLYTEC Holding AG..........................................    60,648      701,199
#   Porr AG.....................................................    47,223    1,258,173
    Raiffeisen Bank International AG............................   676,330   18,039,247
    Rosenbauer International AG.................................     3,859      191,823
    S IMMO AG...................................................   167,893    3,675,578
    Schoeller-Bleckmann Oilfield Equipment AG...................    37,935    3,543,826
#*  Semperit AG Holding.........................................    39,636      614,239
    Strabag SE..................................................    72,710    2,442,891
    Telekom Austria AG..........................................   510,067    3,823,562
    Telekom Austria AG, ADR.....................................     4,200       62,750
    UBM Development AG..........................................     1,230       57,981
    UNIQA Insurance Group AG....................................   658,952    7,022,463
#   Verbund AG..................................................    50,484    2,506,889
    Vienna Insurance Group AG Wiener Versicherung Gruppe........   167,842    4,673,539
    Voestalpine AG..............................................   627,528   20,190,112
    Wienerberger AG.............................................   288,578    6,631,782
*   Zumtobel Group AG...........................................    87,902      633,364
                                                                           ------------
TOTAL AUSTRIA...................................................            172,494,338
                                                                           ------------
BELGIUM -- (1.2%)
    Ackermans & van Haaren NV...................................    89,273   14,383,934
    Ageas.......................................................   764,550   40,402,975
*   AGFA-Gevaert NV............................................. 1,750,602    7,573,338
#   Anheuser-Busch InBev SA.....................................   645,683   57,405,821
#   Anheuser-Busch InBev SA/NV, Sponsored ADR...................   118,114   10,505,059
    Argenx SE, ADR..............................................     6,193      793,138
    Argenx SE...................................................     5,555      711,914
    Atenor......................................................     1,759      131,726
    Banque Nationale de Belgique................................        92      262,238
    Barco NV....................................................    38,074    6,771,699
#   Bekaert SA..................................................   225,314    6,166,727
#*  Biocartis NV................................................    20,846      269,685
#   bpost SA....................................................   375,963    4,526,236
#*  Celyad SA...................................................     6,859      143,206
*   Celyad SA, Sponsored ADR....................................       600       12,744
    Cie d'Entreprises CFE.......................................    55,045    5,484,343
    Cie Immobiliere de Belgique SA..............................     5,069      335,402
    Colruyt SA..................................................   305,391   22,045,896
    Deceuninck NV...............................................   283,216      724,825
    D'ieteren SA................................................   127,653    5,287,235
    Econocom Group SA...........................................   458,105    1,911,135
    Elia System Operator SA.....................................    73,144    4,936,816
#   Euronav NV..................................................   463,002    4,386,089
*   Euronav NV..................................................   118,314    1,109,785
    EVS Broadcast Equipment SA..................................    57,638    1,473,596
#*  Exmar NV....................................................   139,830      930,117
    Fagron......................................................   186,798    3,710,161
#*  Galapagos NV................................................    32,529    3,736,372
    Gimv NV.....................................................    27,436    1,649,895
#*  Ion Beam Applications.......................................    18,409      331,750
    Jensen-Group NV.............................................     9,610      364,346

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
BELGIUM -- (Continued)
    KBC Group NV................................................   393,379 $ 29,202,826
    Kinepolis Group NV..........................................    63,482    3,780,073
    Lotus Bakeries NV...........................................       425    1,116,535
#*  MDxHealth...................................................    25,853       40,686
#   Melexis NV..................................................    72,824    5,852,414
#*  Nyrstar NV.................................................. 2,736,407      693,684
#   Ontex Group NV..............................................   346,934    8,733,899
    Orange Belgium SA...........................................   213,274    4,474,545
*   Oxurion NV..................................................   139,163      621,301
#   Picanol.....................................................     5,463      445,145
    Proximus SADP...............................................   589,206   16,501,954
    Recticel SA.................................................   257,044    2,687,947
#   Resilux.....................................................     5,708      948,237
    Roularta Media Group NV.....................................     8,176      129,942
    Sioen Industries NV.........................................    45,390    1,291,688
#   Sipef NV....................................................    15,936      872,722
    Solvay SA...................................................   203,459   24,532,218
    Telenet Group Holding NV....................................   143,822    7,638,786
    TER Beke SA.................................................     1,906      296,950
*   Tessenderlo Group SA........................................   226,149    8,178,094
    UCB SA......................................................   348,616   27,707,632
#   Umicore SA..................................................   240,800    9,344,905
    Van de Velde NV.............................................    23,291      786,970
*   Viohalco SA.................................................   172,079      651,554
                                                                           ------------
TOTAL BELGIUM...................................................            365,008,910
                                                                           ------------
CANADA -- (8.5%)
*   5N Plus, Inc................................................   279,292      760,928
    Absolute Software Corp......................................   131,563      874,010
#   Acadian Timber Corp.........................................    43,726      545,065
#*  Advantage Oil & Gas, Ltd.................................... 4,824,525    7,994,660
    Aecon Group, Inc............................................   304,523    4,352,926
#*  Africa Oil Corp.............................................   435,095      396,220
#   AG Growth International, Inc................................    54,364    2,374,291
    AGF Management, Ltd., Class B............................... 1,050,663    4,344,759
    Agnico Eagle Mines, Ltd.....................................       159        6,588
#   Agnico Eagle Mines, Ltd.....................................    74,072    3,067,322
*   Aimia, Inc..................................................   549,492    1,718,572
*   Air Canada..................................................   364,480    8,749,479
    AirBoss of America Corp.....................................    86,301      609,396
    AKITA Drilling, Ltd., Class A...............................    52,514      125,827
    Alacer Gold Corp............................................ 2,136,898    5,662,463
    Alamos Gold, Inc., Class A.................................. 2,618,888   12,159,055
#   Alamos Gold, Inc., Class A..................................   371,373    1,726,884
#   Alaris Royalty Corp.........................................   293,684    3,974,390
#   Alcanna, Inc................................................   153,160      600,202
#*  Alexco Resource Corp........................................    12,200       12,840
    Algoma Central Corp.........................................    13,160      129,370
    Algonquin Power & Utilities Corp............................   717,023    8,183,386
    Alimentation Couche-Tard, Inc., Class B.....................   297,459   17,538,469
#*  Alio Gold, Inc..............................................   380,558      264,178
#   AltaGas, Ltd................................................   384,144    5,106,818
    Altius Minerals Corp........................................   188,326    1,797,932
    Altus Group, Ltd............................................   145,365    2,936,162
#*  Americas Silver Corp........................................    51,477       92,603
*   Amerigo Resources, Ltd......................................   502,800      311,506
    Andrew Peller, Ltd., Class A................................    85,169      839,802
#   ARC Resources, Ltd.......................................... 1,934,939   12,291,058
    Argonaut Gold, Inc.......................................... 1,127,969    1,456,585

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
*   Aritzia, Inc................................................   156,296 $ 2,266,799
#*  Asanko Gold, Inc............................................   750,013     487,058
    Atco, Ltd., Class I.........................................   139,872   4,797,431
#*  Athabasca Oil Corp.......................................... 2,613,956   1,951,150
*   ATS Automation Tooling Systems, Inc.........................   191,967   3,073,593
#*  Aurora Cannabis, Inc........................................   154,700   1,405,314
#   AutoCanada, Inc.............................................   309,894   2,745,721
*   B2Gold Corp................................................. 6,149,554  16,708,500
#   Badger Daylighting, Ltd.....................................   150,658   5,081,910
#   Bank of Montreal............................................   285,012  22,512,480
    Bank of Montreal............................................   847,416  66,920,442
#   Bank of Nova Scotia (The)...................................   292,375  16,101,684
    Bank of Nova Scotia (The)...................................   971,369  53,483,577
    Barrick Gold Corp...........................................   731,208   9,294,971
    Barrick Gold Corp........................................... 4,637,776  58,992,511
    Barrick Gold Corp...........................................   262,272   2,911,808
    Bausch Health Cos., Inc..................................... 1,821,011  42,047,144
#*  Baytex Energy Corp.......................................... 5,587,925  11,345,193
    BCE, Inc....................................................    98,063   4,387,472
    BCE, Inc....................................................    18,939     847,331
#*  Bellatrix Exploration, Ltd..................................   234,033      45,420
    Birchcliff Energy, Ltd...................................... 1,188,499   3,104,984
    Bird Construction, Inc......................................   113,203     669,230
*   Black Diamond Group, Ltd....................................   375,553     740,061
*   BlackBerry, Ltd.............................................    63,502     582,548
#*  BlackBerry, Ltd.............................................   161,026   1,478,219
    BMTC Group, Inc.............................................     7,200      72,339
    BNK Petroleum, Inc..........................................   199,000      39,363
#*  Bombardier, Inc., Class A...................................   275,990     490,301
*   Bombardier, Inc., Class B................................... 2,651,100   4,531,626
#   Bonavista Energy Corp....................................... 5,112,182   4,006,711
#   Bonterra Energy Corp........................................   167,954     838,704
    Boralex, Inc., Class A......................................   432,848   5,909,375
    Brookfield Asset Management, Inc., Class A..................   152,497   7,352,229
    Brookfield Asset Management, Inc., Class A..................   155,044   7,471,570
    Brookfield Real Estate Services, Inc........................    32,200     414,127
    BRP, Inc....................................................   111,940   3,479,273
#*  BSM Technologies, Inc.......................................   135,800     140,899
    CAE, Inc....................................................   236,115   5,491,784
    CAE, Inc....................................................   240,954   5,611,819
    Caledonia Mining Corp. P.L.C................................     7,193      40,268
#*  Calfrac Well Services, Ltd..................................   850,068   1,986,051
    Calian Group, Ltd...........................................    15,095     390,304
    Cameco Corp.................................................   827,012   9,123,862
    Cameco Corp.................................................   505,755   5,583,535
    Canaccord Genuity Group, Inc................................   599,619   2,555,664
#*  Canacol Energy, Ltd.........................................   738,579   2,205,208
#*  Canada Goose Holdings, Inc..................................    32,293   1,724,447
#*  Canada Goose Holdings, Inc..................................    27,056   1,444,520
#   Canadian Imperial Bank of Commerce..........................    95,310   8,025,618
    Canadian Imperial Bank of Commerce..........................   444,500  37,435,790
    Canadian National Railway Co................................   105,500   9,799,522
    Canadian National Railway Co................................   322,208  29,894,458
    Canadian Natural Resources, Ltd.............................   289,011   8,676,586
    Canadian Natural Resources, Ltd............................. 2,471,877  74,106,872
    Canadian Pacific Railway, Ltd...............................    50,372  11,286,231
    Canadian Pacific Railway, Ltd...............................    40,421   9,057,133
#   Canadian Tire Corp., Ltd., Class A..........................   110,915  12,208,350
    Canadian Utilities, Ltd., Class A...........................    96,259   2,653,463

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
#   Canadian Western Bank.......................................   653,408 $14,651,322
*   Canfor Corp.................................................   544,230   5,691,321
    Canfor Pulp Products, Inc...................................   237,770   2,603,632
#*  Canopy Growth Corp..........................................    50,900   2,571,026
#   CanWel Building Materials Group, Ltd........................   291,340   1,054,713
    Capital Power Corp..........................................   326,269   7,354,873
#*  Capstone Mining Corp........................................ 4,278,053   2,107,573
#   Cardinal Energy, Ltd........................................   548,186   1,276,659
    Cargojet, Inc...............................................     7,533     441,679
    Cascades, Inc...............................................   533,033   3,194,935
    CCL Industries, Inc., Class B...............................   206,500   8,809,043
*   Celestica, Inc..............................................   393,537   2,805,919
*   Celestica, Inc..............................................   180,887   1,289,446
#   Cenovus Energy, Inc.........................................   803,908   7,968,872
    Cenovus Energy, Inc.........................................   901,966   8,938,483
*   Centerra Gold, Inc.......................................... 1,385,662   7,053,978
    Cervus Equipment Corp.......................................    36,871     364,664
#   CES Energy Solutions Corp...................................   981,947   1,913,027
*   CGI, Inc....................................................    60,019   4,311,165
*   CGI, Inc....................................................   127,986   9,212,279
#   Chesswood Group, Ltd........................................    44,823     343,943
*   China Gold International Resources Corp., Ltd............... 2,758,929   3,603,886
    CI Financial Corp...........................................   460,140   6,618,570
#   Cineplex, Inc...............................................   440,560   8,425,130
    Clairvest Group, Inc........................................       516      18,395
*   Clarke, Inc.................................................       600       5,885
#   Clearwater Seafoods, Inc....................................   155,233     582,833
    Cogeco Communications, Inc..................................   146,269   9,713,781
#   Cogeco, Inc.................................................    57,415   3,527,099
    Colliers International Group, Inc...........................    25,696   1,651,050
    Colliers International Group, Inc...........................    84,906   5,466,248
    Computer Modelling Group, Ltd...............................   324,275   1,428,098
#*  Conifex Timber, Inc.........................................    28,900      30,201
    Constellation Software, Inc.................................    27,387  24,164,627
#*  Continental Gold, Inc.......................................   713,547   1,448,718
#*  Copper Mountain Mining Corp................................. 1,645,031   1,289,305
    Corby Spirit and Wine, Ltd..................................    40,385     537,783
*   Corridor Resources, Inc.....................................    13,700       7,363
#   Corus Entertainment, Inc., Class B.......................... 2,285,042  12,996,955
    Cott Corp...................................................   711,593  11,036,807
    Cott Corp...................................................   170,186   2,637,203
#   Crescent Point Energy Corp.................................. 1,670,792   6,435,237
#   Crescent Point Energy Corp..................................   501,959   1,947,600
#*  Crew Energy, Inc............................................ 4,463,390   3,764,746
*   CRH Medical Corp............................................   238,755     727,118
*   Cronos Group, Inc...........................................    56,900     974,737
*   Cronos Group, Inc...........................................    10,500     180,180
#*  Delphi Energy Corp.......................................... 4,257,803     953,453
#*  Denison Mines Corp.......................................... 2,762,214   1,505,125
*   Descartes Systems Group, Inc. (The).........................    41,462   1,655,757
*   Descartes Systems Group, Inc. (The).........................     8,468     338,551
*   Detour Gold Corp............................................   857,297   7,615,014
#   DHX Media, Ltd..............................................   421,277     584,889
#*  DIRTT Environmental Solutions...............................    95,532     658,177
#   Dollarama, Inc..............................................   252,972   7,598,413
    Dorel Industries, Inc., Class B.............................   299,064   2,631,906
    DREAM Unlimited Corp., Class A..............................    34,440     192,290
*   Dundee Precious Metals, Inc.................................   775,167   2,435,958
*   Echelon Financial Holdings, Inc.............................     7,778      81,745

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
    ECN Capital Corp............................................ 1,039,947 $ 3,330,128
*   eCobalt Solutions, Inc......................................    23,800       5,507
    E-L Financial Corp., Ltd....................................       138      82,922
#*  Eldorado Gold Corp..........................................   831,417   3,462,944
#*  Eldorado Gold Corp..........................................    39,059     162,485
#   Element Fleet Management Corp............................... 1,206,693   7,484,973
#   Emera, Inc..................................................    40,782   1,531,494
#   Empire Co., Ltd., Class A...................................   598,127  13,304,609
    Enbridge, Inc...............................................   387,222  14,304,410
#   Enbridge, Inc...............................................   409,997  15,145,289
    Encana Corp................................................. 1,219,644   8,448,381
    Encana Corp.................................................   937,667   6,498,032
    Endeavour Mining Corp.......................................   234,173   3,324,605
#*  Endeavour Silver Corp.......................................   192,213     418,946
    Enerflex, Ltd...............................................   435,740   6,026,918
    Energy Fuels, Inc...........................................   220,413     659,743
#   Enerplus Corp...............................................   509,695   4,664,373
    Enerplus Corp............................................... 1,245,435  11,395,730
    Enghouse Systems, Ltd.......................................   163,492   3,996,688
    Ensign Energy Services, Inc................................. 2,362,140   9,926,736
*   Epsilon Energy, Ltd.........................................    89,493     373,184
#   Equitable Group, Inc........................................    69,336   3,779,658
*   ERO Copper Corp.............................................    20,900     286,581
#*  Essential Energy Services Trust.............................   840,850     232,227
    Evertz Technologies, Ltd....................................   106,626   1,349,837
#   Exchange Income Corp........................................   102,091   2,705,255
    Exco Technologies, Ltd......................................   185,052   1,294,273
*   EXFO, Inc...................................................       198         902
#   Extendicare, Inc............................................   357,597   2,180,762
    Fairfax Financial Holdings, Ltd.............................    51,596  24,605,249
    Fiera Capital Corp..........................................   153,104   1,423,957
    Finning International, Inc..................................   520,563   9,345,033
#   Firm Capital Mortgage Investment Corp.......................   129,018   1,286,617
    First Capital Realty, Inc...................................   287,564   4,582,736
#*  First Majestic Silver Corp..................................   165,958   1,019,508
#*  First Majestic Silver Corp..................................   127,578     783,329
#   First National Financial Corp...............................    70,735   1,698,020
#   First Quantum Minerals, Ltd................................. 1,518,261  16,035,974
    FirstService Corp...........................................    84,949   7,409,252
    FirstService Corp...........................................    13,106   1,140,477
#*  Fission Uranium Corp........................................ 1,807,387     728,513
    Fortis, Inc.................................................   181,902   6,723,734
    Fortis, Inc.................................................    75,132   2,779,884
*   Fortuna Silver Mines, Inc................................... 1,189,682   3,640,887
    Franco-Nevada Corp..........................................    36,170   2,592,666
#   Freehold Royalties, Ltd.....................................   323,818   2,223,726
    Frontera Energy Corp........................................    24,372     217,032
    Gamehost, Inc...............................................    81,542     620,832
*   GDI Integrated Facility Services, Inc.......................     3,600      66,373
*   Gear Energy, Ltd............................................ 1,202,965     709,370
#   Genworth MI Canada, Inc.....................................   246,215   7,650,915
    George Weston, Ltd..........................................   211,646  15,802,754
    Gibson Energy, Inc..........................................   426,803   7,037,455
    Gildan Activewear, Inc......................................   163,400   6,025,200
    Gildan Activewear, Inc......................................    85,280   3,144,274
*   Glacier Media, Inc..........................................    28,375      13,767
#   Gluskin Sheff + Associates, Inc.............................   140,999   1,516,605
#   GMP Capital, Inc............................................   251,135     373,038
#   goeasy, Ltd.................................................    82,351   2,987,429

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
#*  Golden Star Resources, Ltd..................................   199,827 $   820,369
#*  Gran Tierra Energy, Inc.....................................    49,235     117,672
*   Gran Tierra Energy, Inc..................................... 2,698,444   6,485,773
#   Granite Oil Corp............................................    84,050      51,445
*   Great Canadian Gaming Corp..................................   233,910   8,990,092
#*  Great Panther Mining, Ltd...................................   182,583     160,818
    Great-West Lifeco, Inc......................................   264,138   6,638,446
    Guardian Capital Group, Ltd., Class A.......................     7,217     127,403
#*  Guyana Goldfields, Inc......................................   830,807     576,734
*   Heroux-Devtek, Inc..........................................   154,359   1,751,330
    High Arctic Energy Services, Inc............................   121,100     349,822
#   High Liner Foods, Inc.......................................   103,090     577,125
#*  Home Capital Group, Inc.....................................   645,820   9,130,276
    Horizon North Logistics, Inc................................   806,168   1,432,171
    Hudbay Minerals, Inc........................................   225,751   1,498,987
    Hudbay Minerals, Inc........................................ 4,929,683  32,822,850
#   Hudson's Bay Co.............................................   504,954   2,808,022
    Husky Energy, Inc........................................... 1,558,927  16,919,309
    Hydro One, Ltd..............................................   175,744   2,844,017
*   IA Financial Crop., Inc.....................................   387,099  15,412,302
*   IAMGOLD Corp................................................ 2,554,732   7,684,982
*   IBI Group, Inc..............................................    78,700     293,135
    IGM Financial, Inc..........................................   125,080   3,454,475
#*  Imperial Metals Corp........................................   149,442     281,103
    Imperial Oil, Ltd...........................................   263,317   7,657,258
*   Indigo Books & Music, Inc...................................    13,523      93,572
    Information Services Corp...................................    13,744     173,480
    Innergex Renewable Energy, Inc..............................   410,895   4,342,962
    Intact Financial Corp.......................................    56,112   4,590,906
#   Inter Pipeline, Ltd.........................................   479,456   7,809,009
*   Interfor Corp...............................................   525,210   6,546,993
*   Intertain Group, Ltd. (The).................................     9,266      82,099
#   Intertape Polymer Group, Inc................................   240,434   3,341,704
    Invesque, Inc...............................................    82,683     567,205
*   IPL Plastics, Inc...........................................     3,300      24,041
#*  Ivanhoe Mines, Ltd., Class A................................ 1,173,663   2,855,969
#   Just Energy Group, Inc......................................   369,329   1,348,077
    Just Energy Group, Inc......................................     6,432      23,477
#   K-Bro Linen, Inc............................................    23,264     688,178
#*  Kelt Exploration, Ltd.......................................   914,003   3,779,635
    Keyera Corp.................................................   598,031  13,820,288
*   Kinaxis, Inc................................................    70,759   3,866,736
    Kinder Morgan Canada, Ltd...................................    80,854     904,681
    Kingsway Financial Services, Inc............................    14,675      33,019
*   Kinross Gold Corp........................................... 9,816,525  31,214,747
*   Kinross Gold Corp...........................................    52,598     167,262
    Kirkland Lake Gold, Ltd.....................................   981,289  31,723,241
#*  Knight Therapeutics, Inc....................................   546,656   2,978,718
    KP Tissue, Inc..............................................    39,140     240,151
#   Labrador Iron Ore Royalty Corp..............................   233,097   5,393,750
#*  Largo Resources, Ltd........................................   590,400     744,776
    Lassonde Industries, Inc., Class A..........................     1,900     243,226
#   Laurentian Bank of Canada...................................   283,171   8,970,499
*   Leagold Mining Corp.........................................   214,200     246,225
    Leon's Furniture, Ltd.......................................    74,494     807,384
#   Linamar Corp................................................   319,294  12,112,056
    Loblaw Cos., Ltd............................................   318,360  15,595,986
#   Lucara Diamond Corp......................................... 2,135,513   2,662,019
#*  Lundin Gold, Inc............................................    72,700     284,896

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
    Lundin Mining Corp.......................................... 5,611,415 $30,115,753
    Magellan Aerospace Corp.....................................    94,088   1,316,825
    Magna International, Inc....................................   379,575  21,127,796
#   Magna International, Inc....................................   562,191  31,280,307
*   Mainstreet Equity Corp......................................    18,782     725,863
*   Major Drilling Group International, Inc.....................   541,926   1,666,593
#*  Mandalay Resources Corp.....................................   423,480      31,610
    Manulife Financial Corp.....................................   405,767   7,472,025
    Manulife Financial Corp..................................... 1,467,342  27,013,766
    Maple Leaf Foods, Inc.......................................   308,243   7,192,413
#*  Marathon Gold Corp..........................................   329,000     198,918
    Martinrea International, Inc................................   647,754   6,590,197
*   Maxim Power Corp............................................    24,537      36,264
    Mediagrif Interactive Technologies, Inc.....................    10,600      80,151
#   Medical Facilities Corp.....................................   392,288   4,802,212
*   MEG Energy Corp............................................. 1,561,826   6,948,185
    Melcor Developments, Ltd....................................     4,424      45,373
    Methanex Corp...............................................   123,400   6,764,571
    Methanex Corp...............................................   176,329   9,683,989
    Metro, Inc..................................................   465,598  16,855,643
    Morguard Corp...............................................     2,345     339,156
#   Morneau Shepell, Inc........................................   217,422   4,513,328
#   Mountain Province Diamonds, Inc.............................    32,000      33,440
#   MTY Food Group, Inc.........................................    52,503   2,169,172
#   Mullen Group, Ltd...........................................   513,059   3,837,315
#   National Bank of Canada.....................................   978,670  46,621,422
#*  New Gold, Inc............................................... 7,382,804   6,337,407
    NFI Group, Inc..............................................   273,935   6,927,609
    Norbord, Inc................................................    89,592   2,281,762
#   Norbord, Inc................................................    61,484   1,565,383
    North American Construction Group, Ltd......................    95,400   1,239,054
    North American Construction Group, Ltd......................     9,700     126,779
    North West Co., Inc. (The)..................................   206,459   4,361,267
#   Northland Power, Inc........................................   433,380   7,705,540
    Nutrien, Ltd................................................   172,122   9,335,221
#   Nutrien, Ltd................................................   442,850  23,993,635
*   NuVista Energy, Ltd......................................... 1,187,779   3,865,579
#*  Obsidian Energy, Ltd........................................ 2,422,554     705,230
*   Obsidian Energy, Ltd........................................   156,120      46,055
    OceanaGold Corp............................................. 4,099,105  11,504,542
    Onex Corp...................................................    57,524   3,336,710
    Open Text Corp..............................................   222,200   8,541,688
    Open Text Corp..............................................    99,517   3,826,429
*   Orbite Technologies, Inc....................................   174,500      18,323
    Osisko Gold Royalties, Ltd..................................   484,712   5,477,747
#*  Painted Pony Energy, Ltd.................................... 2,470,728   2,913,899
    Pan American Silver Corp....................................   756,860   9,638,003
    Pan American Silver Corp....................................   830,025  10,549,617
#*  Paramount Resources, Ltd., Class A..........................   542,091   3,609,352
*   Parex Resources, Inc........................................   878,977  14,972,199
    Parkland Fuel Corp..........................................   410,937  12,665,215
    Pason Systems, Inc..........................................   294,810   4,390,132
    Pembina Pipeline Corp.......................................    25,060     895,994
    Pembina Pipeline Corp.......................................    72,307   2,585,698
#*  Pengrowth Energy Corp....................................... 2,468,480   1,142,388
#   Peyto Exploration & Development Corp........................ 1,013,161   4,575,370
*   PHX Energy Services Corp....................................   194,326     480,122
#*  Pine Cliff Energy, Ltd......................................   252,200      44,239
    Pizza Pizza Royalty Corp....................................   114,891     902,182

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
*   Points International, Ltd...................................     6,420 $    82,664
    Polaris Infrastructure, Inc.................................    67,204     554,306
    Pollard Banknote, Ltd.......................................    23,300     385,232
#   PrairieSky Royalty, Ltd.....................................   227,001   3,271,919
*   Precision Drilling Corp..................................... 1,455,985   3,575,570
*   Precision Drilling Corp.....................................   455,094   1,110,429
#*  Premier Gold Mines, Ltd.....................................   855,591   1,072,921
#   Premium Brands Holdings Corp................................   117,854   7,084,260
#*  Pretium Resources, Inc......................................   356,835   2,708,824
*   Pulse Seismic, Inc..........................................   187,026     330,859
#   Quarterhill, Inc............................................   785,564     873,696
    Quebecor, Inc., Class B.....................................   374,838   9,347,867
#*  Questerre Energy Corp., Class A.............................   145,025      41,136
#*  Real Matters, Inc...........................................     3,500      14,891
    Recipe Unlimited Corp.......................................    83,967   1,692,251
    Reitmans Canada, Ltd., Class A..............................   180,779     450,699
    Restaurant Brands International, Inc........................    71,749   4,682,938
    Richelieu Hardware, Ltd.....................................   177,191   2,752,366
    Ritchie Bros Auctioneers, Inc...............................    99,340   3,456,916
    Rocky Mountain Dealerships, Inc.............................   111,070     763,570
    Rogers Communications, Inc., Class B........................    36,400   1,832,634
    Rogers Communications, Inc., Class B........................   118,921   5,984,105
    Rogers Sugar, Inc...........................................   602,064   2,763,823
*   Roxgold, Inc................................................ 1,084,000     703,949
    Royal Bank of Canada........................................   304,065  24,233,052
    Royal Bank of Canada........................................   899,806  71,705,540
    Russel Metals, Inc..........................................   439,477   7,741,776
#*  Sabina Gold & Silver Corp................................... 1,097,598     860,251
*   Sandstorm Gold, Ltd......................................... 1,158,908   6,237,013
    Saputo, Inc.................................................   215,184   7,358,050
#   Savaria Corp................................................    36,700     353,385
#*  Seabridge Gold, Inc.........................................    31,005     373,610
    Secure Energy Services, Inc.................................   812,770   4,865,578
*   SEMAFO, Inc................................................. 1,568,990   4,169,295
*   Seven Generations Energy, Ltd., Class A..................... 2,017,293  15,810,686
    Shaw Communications, Inc., Class B..........................   233,622   4,731,033
    Shaw Communications, Inc., Class B..........................   350,118   7,089,889
    ShawCor, Ltd................................................   280,351   4,160,169
*   Shopify, Inc., Class A......................................    11,613   2,828,114
#   Sienna Senior Living, Inc...................................   183,305   2,528,534
#*  Sierra Wireless, Inc........................................    53,826     720,787
*   Sierra Wireless, Inc........................................    84,028   1,125,975
#   Sleep Country Canada Holdings, Inc..........................   142,863   1,981,335
    SNC-Lavalin Group, Inc......................................   208,605   5,200,722
*   Solium Capital, Inc.........................................    18,806     268,537
*   Southern Pacific Resource Corp..............................   665,787          67
#*  Spin Master Corp............................................    45,800   1,522,336
#   Sprott, Inc.................................................   612,417   1,371,390
*   SSR Mining, Inc.............................................   426,933   4,914,019
*   SSR Mining, Inc.............................................   271,594   3,134,195
    Stantec, Inc................................................   257,429   6,446,774
#   Stantec, Inc................................................    70,845   1,776,793
*   Stars Group, Inc. (The).....................................   353,663   6,673,584
#*  Stars Group, Inc. (The).....................................   118,266   2,234,045
#   Stella-Jones, Inc...........................................   143,409   4,897,337
#*  STEP Energy Services, Ltd...................................    39,900      69,096
#*  Stornoway Diamond Corp...................................... 1,328,571      66,939
*   Strad Energy Services, Ltd..................................     1,000       1,202
*   Street Capital Group, Inc...................................    73,300      26,673

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
    Stuart Olson, Inc...........................................   189,701 $   657,022
    Sun Life Financial, Inc.....................................   241,526  10,034,588
    Sun Life Financial, Inc.....................................   373,530  15,512,701
    Suncor Energy, Inc..........................................   804,361  26,525,856
    Suncor Energy, Inc.......................................... 2,387,585  78,790,305
*   SunOpta, Inc................................................    98,969     351,340
#*  SunOpta, Inc................................................   115,193     408,425
#   Superior Plus Corp..........................................   993,775   8,664,098
#   Supremex, Inc...............................................    91,498     210,356
#   Surge Energy, Inc........................................... 2,530,283   2,738,606
*   Tamarack Valley Energy, Ltd................................. 1,466,550   2,999,438
*   Taseko Mines, Ltd........................................... 1,765,483   1,238,750
#   Teck Resources, Ltd., Class A...............................     5,209     122,517
    Teck Resources, Ltd., Class B...............................   209,473   4,953,426
    Teck Resources, Ltd., Class B............................... 2,272,029  53,733,486
    TELUS Corp..................................................    87,440   3,219,687
*   Teranga Gold Corp...........................................   452,477   1,097,671
#*  Tervita Corp................................................    69,862     334,264
    TFI International, Inc......................................   612,292  20,109,613
    Thomson Reuters Corp........................................   154,878   9,571,060
    Tidewater Midstream and Infrastructure, Ltd.................    22,700      26,094
#   Timbercreek Financial Corp..................................    41,531     289,542
#*  TMAC Resources, Inc.........................................   114,800     332,480
    TMX Group, Ltd..............................................   146,957   9,374,446
    TORC Oil & Gas, Ltd......................................... 1,359,365   4,870,458
*   Torex Gold Resources, Inc...................................   422,656   4,041,370
    Toromont Industries, Ltd....................................   217,307  11,300,872
#   Toronto-Dominion Bank (The).................................   680,144  38,797,197
    Toronto-Dominion Bank (The).................................   473,365  26,967,604
    Torstar Corp., Class B......................................    29,937      15,642
    Total Energy Services, Inc..................................   240,394   1,758,497
    Tourmaline Oil Corp.........................................   925,213  13,832,960
    TransAlta Corp.............................................. 1,028,569   6,940,557
    TransAlta Corp..............................................   421,210   2,834,743
    TransAlta Renewables, Inc...................................   405,806   4,201,336
    TransCanada Corp............................................    91,378   4,361,207
    TransCanada Corp............................................   109,224   5,216,538
    Transcontinental, Inc., Class A.............................   557,497   6,699,785
    TransGlobe Energy Corp......................................   382,883     748,790
    TransGlobe Energy Corp......................................    30,106      58,707
#*  Trevali Mining Corp......................................... 3,522,038     920,141
#*  Trican Well Service, Ltd.................................... 2,011,547   2,117,101
    Tricon Capital Group, Inc...................................   479,675   3,813,196
*   Trisura Group, Ltd..........................................    12,664     269,317
*   Trisura Group, Ltd..........................................        58       1,241
*   Turquoise Hill Resources, Ltd............................... 1,956,519   2,920,832
*   Turquoise Hill Resources, Ltd...............................   263,904     395,856
#   Uni-Select, Inc.............................................   210,722   2,249,253
#   Valener, Inc................................................   150,633   2,942,499
#   Vermilion Energy, Inc.......................................   265,602   6,782,293
    Vermilion Energy, Inc.......................................   237,706   6,075,765
    Wajax Corp..................................................   141,958   1,683,745
    Waste Connections, Inc......................................    58,190   5,398,329
    Waste Connections, Inc......................................    33,311   3,091,658
*   Wesdome Gold Mines, Ltd.....................................   380,151   1,200,298
    West Fraser Timber Co., Ltd.................................   361,841  18,628,181
*   Western Energy Services Corp................................    30,715       7,967
#   Western Forest Products, Inc................................ 2,926,173   4,106,296
#   WestJet Airlines, Ltd.......................................    37,767     533,085

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
CANADA -- (Continued)
#   Westshore Terminals Investment Corp.........................   302,841 $    4,751,599
    Wheaton Precious Metals Corp................................   223,126      4,826,597
    Wheaton Precious Metals Corp................................   183,172      3,971,169
    Whitecap Resources, Inc..................................... 2,080,884      8,371,998
    Winpak, Ltd.................................................   114,131      3,760,351
#   WSP Global, Inc.............................................    91,909      4,962,825
    Yamana Gold, Inc............................................ 2,525,348      5,541,929
    Yamana Gold, Inc............................................   135,431        296,594
*   Yangarra Resources, Ltd.....................................   771,424      1,785,037
#*  Yellow Pages, Ltd...........................................    91,812        476,981
                                                                           --------------
TOTAL CANADA....................................................            2,663,051,195
                                                                           --------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd................................. 1,725,250        775,060
    China Flavors & Fragrances Co., Ltd......................... 1,091,350        309,136
    China Goldjoy Group, Ltd.................................... 2,336,000         93,948
    China Medical & HealthCare Group, Ltd....................... 1,040,000         23,890
    Xinghua Port Holdings, Ltd..................................   335,000         50,963
                                                                           --------------
TOTAL CHINA.....................................................                1,252,997
                                                                           --------------
DENMARK -- (1.7%)
*   Agat Ejendomme A.S..........................................   598,233        398,841
*   ALK-Abello A.S..............................................    26,414      4,493,392
    Alm Brand A.S...............................................   449,446      4,293,291
#   Ambu A.S., Class B..........................................   371,400     10,685,791
    AP Moller - Maersk A.S., Class A............................     3,243      3,966,913
#   AP Moller - Maersk A.S., Class B............................     5,632      7,260,178
*   Bang & Olufsen A.S..........................................   172,585      1,502,575
    BankNordik P/F..............................................     1,342         22,791
#*  Bavarian Nordic A.S.........................................   145,014      3,046,387
    Brodrene Hartmann A.S.......................................    10,213        453,327
    Carlsberg A.S., Class B.....................................   171,119     22,125,825
    Chr Hansen Holding A.S......................................   210,010     21,459,036
    Coloplast A.S., Class B.....................................    75,654      8,172,253
    Columbus A.S................................................   310,362        622,204
#   D/S Norden A.S..............................................   187,546      2,975,044
    Danske Bank A.S.............................................   652,882     11,604,167
#*  Demant A.S..................................................   340,622     10,762,423
    DFDS A.S....................................................   174,840      8,312,937
    Djurslands Bank A.S.........................................     1,040         38,447
#*  Drilling Co. of 1972 A.S. (The).............................    17,750      1,362,656
#   DSV A.S.....................................................   470,416     43,592,418
#   FLSmidth & Co. A.S..........................................   207,783     10,443,667
    Fluegger Group A.S., Class B................................       350         16,054
*   Genmab A.S..................................................    40,718      6,764,271
    GN Store Nord A.S...........................................   766,596     39,292,091
    GronlandsBANKEN A.S.........................................        33          2,701
#   H Lundbeck A.S..............................................   248,895     10,493,030
#*  H+H International A.S., Class B.............................   136,345      2,269,231
    Harboes Bryggeri A.S., Class B..............................     2,462         32,049
    IC Group A.S................................................    34,986        203,593
#   ISS A.S.....................................................   530,916     16,533,582
    Jeudan A.S..................................................     2,667        402,741
    Jyske Bank A.S..............................................   325,198     13,116,687
    Matas A.S...................................................   104,444      1,037,740
*   Nilfisk Holding A.S.........................................   209,424      8,857,856
#*  NKT A.S.....................................................   159,663      2,945,010
    NNIT A.S....................................................    61,531      1,623,009

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
DENMARK -- (Continued)
    Novo Nordisk A.S., Sponsored ADR............................   595,283 $ 29,174,820
    Novo Nordisk A.S., Class B..................................   653,351   32,010,632
    Novozymes A.S., Class B.....................................   337,038   15,731,352
    Orsted A.S..................................................    74,062    5,679,835
    Pandora A.S.................................................   449,416   18,877,359
    Parken Sport & Entertainment A.S............................    10,398      168,725
    Per Aarsleff Holding A.S....................................    96,111    3,185,615
    Ringkjoebing Landbobank A.S.................................    89,263    5,765,502
    Rockwool International A.S., Class A........................       590      140,319
    Rockwool International A.S., Class B........................    28,368    7,589,819
    Royal Unibrew A.S...........................................   287,279   20,614,370
#   RTX A.S.....................................................    28,252      684,180
*   Santa Fe Group A.S..........................................    76,156       74,445
    Scandinavian Tobacco Group A.S., Class A....................    61,777      735,016
    Schouw & Co., A.S...........................................    63,972    4,552,161
    SimCorp A.S.................................................   126,381   12,406,843
    Solar A.S., Class B.........................................    24,308    1,154,632
    Spar Nord Bank A.S..........................................   282,028    2,425,692
    Sydbank A.S.................................................   410,342    8,864,951
    Tivoli A.S..................................................     1,281      134,399
    Topdanmark A.S..............................................   319,685   17,248,592
    TORM P.L.C..................................................     8,674       68,758
    Tryg A.S....................................................   383,356   11,732,483
    United International Enterprises............................     3,639      757,096
    Vestas Wind Systems A.S.....................................   569,770   51,554,992
*   Vestjysk Bank A.S...........................................    41,424       20,227
*   Zealand Pharma A.S..........................................    27,073      558,623
                                                                           ------------
TOTAL DENMARK...................................................            533,095,646
                                                                           ------------
FINLAND -- (1.5%)
*   Afarak Group Oyj............................................    18,424       17,385
    Ahlstrom-Munksjo Oyj........................................    58,584      880,958
    Aktia Bank Oyj..............................................   154,382    1,503,279
    Alandsbanken Abp, Class B...................................     1,250       20,213
    Alma Media Oyj..............................................    59,478      407,818
    Apetit Oyj..................................................     3,389       33,101
#   Asiakastieto Group Oyj......................................     9,514      285,919
    Aspo Oyj....................................................    25,687      244,998
    Atria Oyj...................................................    54,112      492,924
*   BasWare Oyj.................................................     8,919      206,012
#   Bittium Oyj.................................................   113,982      862,960
    Cargotec Oyj, Class B.......................................   180,748    7,420,702
#   Caverion Oyj................................................   125,974      917,989
#   Citycon Oyj.................................................   297,831    3,043,170
    Cramo Oyj...................................................   212,233    4,466,659
    Digia Oyj...................................................    14,070       46,800
    Elisa Oyj...................................................   379,350   16,110,267
    Finnair Oyj.................................................   421,333    3,523,844
    Fiskars Oyj Abp.............................................    95,884    2,184,985
    Fortum Oyj.................................................. 1,062,203   22,529,870
*   F-Secure Oyj................................................   305,327      942,582
    Glaston Oyj ABP.............................................    11,415       25,696
*   HKScan Oyj, Class A.........................................   165,652      410,975
#   Huhtamaki Oyj...............................................   647,668   24,767,570
    Ilkka-Yhtyma Oyj............................................    29,672      126,169
    Kemira Oyj..................................................   707,052   10,021,438
    Kesko Oyj, Class A..........................................     6,046      290,788
    Kesko Oyj, Class B..........................................   366,466   19,056,195
    Kone Oyj, Class B...........................................   204,700   11,247,900

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
FINLAND -- (Continued)
#   Konecranes Oyj..............................................   366,479 $ 15,318,812
    Lassila & Tikanoja Oyj......................................   176,549    2,867,665
#   Lehto Group Oyj.............................................   143,598      681,891
    Metsa Board Oyj.............................................   996,017    5,571,662
#   Metso Oyj...................................................   619,486   23,179,456
#   Neste Oyj................................................... 1,272,423   42,056,985
    Nokia Oyj................................................... 3,331,396   17,505,194
    Nokia Oyj................................................... 1,186,596    6,206,359
    Nokian Renkaat Oyj..........................................   695,310   23,306,636
    Olvi Oyj, Class A...........................................    38,501    1,426,248
    Oriola Oyj, Class A.........................................     1,000        2,589
    Oriola Oyj, Class B.........................................   729,540    1,882,654
    Orion Oyj, Class A..........................................    42,924    1,440,080
    Orion Oyj, Class B..........................................   380,941   12,702,283
#   Outokumpu Oyj............................................... 1,703,790    6,523,427
*   Outotec Oyj.................................................   769,767    4,066,460
    Pihlajalinna Oyj............................................    29,717      358,472
#   Ponsse Oyj..................................................    52,110    1,754,315
*   QT Group Oyj................................................    12,507      174,885
    Raisio Oyj, Class V.........................................   451,151    1,512,079
    Ramirent Oyj................................................   603,949    4,242,245
    Rapala VMC Oyj..............................................    15,713       53,791
    Raute Oyj, Class A..........................................     1,914       57,151
#   Revenio Group Oyj...........................................    46,239    1,065,181
    Sampo Oyj, Class A..........................................   446,316   20,435,971
    Sanoma Oyj..................................................   504,321    5,148,690
*   Stockmann Oyj Abp, Class A..................................     8,998       27,471
#*  Stockmann Oyj Abp, Class B..................................   152,672      406,954
#   Stora Enso Oyj, Sponsored ADR...............................    57,314      711,259
    Stora Enso Oyj, Class R..................................... 2,177,750   27,120,637
    Teleste Oyj.................................................    20,343      133,436
    Tieto Oyj...................................................   254,255    7,239,032
    Tikkurila Oyj...............................................   157,150    2,635,201
    Tokmanni Group Corp.........................................    83,745      733,351
    UPM-Kymmene Oyj............................................. 1,924,470   54,337,048
    Uponor Oyj..................................................   314,554    3,766,943
#   Vaisala Oyj, Class A........................................    44,936      973,978
#   Valmet Oyj..................................................   709,614   19,547,740
    Wartsila Oyj Abp............................................   934,488   14,963,454
#   YIT Oyj.....................................................   736,769    4,520,637
                                                                           ------------
TOTAL FINLAND...................................................            468,747,488
                                                                           ------------
FRANCE -- (7.7%)
    ABC arbitrage...............................................   102,827      759,526
    Accor SA....................................................    62,634    2,638,985
    Actia Group.................................................    56,471      270,348
    Aeroports de Paris..........................................    35,224    7,175,573
#*  Air France-KLM.............................................. 1,982,827   22,880,857
    Air Liquide SA..............................................   275,163   36,605,409
#   Airbus SE...................................................   363,815   49,817,061
    Akka Technologies...........................................    37,306    2,739,753
    AKWEL.......................................................    73,269    1,429,860
#   Albioma SA..................................................   149,588    3,519,785
    Alstom SA...................................................   416,703   18,333,751
    Altamir.....................................................    42,488      752,345
    Alten SA....................................................   146,959   16,049,678
#   Altran Technologies SA...................................... 1,167,120   15,216,336
    Amundi SA...................................................   104,543    7,521,577
    APRIL SA....................................................    36,196      868,578

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
FRANCE -- (Continued)
    Arkema SA...................................................   413,435 $42,450,091
    Assystem SA.................................................    45,716   1,799,054
#   Atos SE.....................................................   257,632  26,564,632
    Aubay.......................................................    43,057   1,535,514
    AXA SA, Sponsored ADR.......................................   404,668  10,699,422
#   AXA SA...................................................... 1,492,071  39,788,383
    Axway Software SA...........................................    24,704     353,070
*   Baikowski SAS...............................................     1,337      22,516
#   Bastide le Confort Medical..................................    13,234     576,401
    Beneteau SA.................................................   153,533   1,949,151
    Bigben Interactive..........................................    55,020     658,553
    BioMerieux..................................................   140,945  11,194,441
    BNP Paribas SA.............................................. 1,068,400  56,874,233
    Boiron SA...................................................    30,194   1,611,318
    Bollore SA.................................................. 1,560,155   7,421,322
    Bonduelle SCA...............................................    94,385   3,022,996
#*  Bourbon Corp................................................   155,086     363,878
#   Bouygues SA.................................................   832,465  31,335,919
#   Bureau Veritas SA...........................................   416,492  10,557,525
    Burelle SA..................................................        94      99,148
    Capgemini SE................................................   190,545  23,123,448
#   Carrefour SA................................................ 2,186,736  42,619,557
#   Casino Guichard Perrachon SA................................   261,016  10,687,250
    Catering International Services.............................     6,197      84,118
*   Cegedim SA..................................................     7,650     222,674
*   CGG SA......................................................   539,957     976,107
    Chargeurs SA................................................    95,006   2,024,372
    Cie de Saint-Gobain.........................................   922,600  37,826,553
    Cie des Alpes...............................................    44,090   1,331,061
    Cie Generale des Etablissements Michelin SCA................   583,291  75,425,660
    Cie Plastic Omnium SA.......................................   374,678  11,351,768
#   CNP Assurances..............................................   424,309  10,022,498
*   Coface SA...................................................   370,337   3,735,532
    Credit Agricole SA.......................................... 1,071,537  14,714,393
    Danone SA, Sponsored ADR....................................    37,413     606,839
#   Danone SA...................................................   362,239  29,297,003
    Dassault Aviation SA........................................       959   1,451,224
    Dassault Systemes SE........................................    76,043  12,042,395
    Dassault Systemes SE, Sponsored ADR.........................    10,986   1,745,016
    Derichebourg SA.............................................   797,706   3,476,144
    Devoteam SA.................................................    22,125   2,593,879
#   Edenred.....................................................   600,943  28,333,109
    Eiffage SA..................................................   545,963  57,004,650
    Electricite de France SA.................................... 1,802,165  26,026,748
    Electricite de Strasbourg SA................................     1,138     134,335
#   Elior Group SA..............................................   606,194   8,397,098
#   Elis SA.....................................................   531,118   9,478,637
    Engie SA.................................................... 2,260,043  33,544,696
    Eramet......................................................    60,586   4,242,777
#*  Erytech Pharma SA...........................................     2,820      22,450
#   EssilorLuxottica SA.........................................   248,216  30,242,290
    Esso SA Francaise...........................................    14,121     484,817
*   Etablissements Maurel et Prom...............................   118,867     449,352
    Eurofins Scientific SE......................................    33,738  15,449,570
    Euronext NV.................................................   230,992  16,049,812
#   Europcar Mobility Group.....................................   750,842   6,263,594
    Eutelsat Communications SA.................................. 1,300,851  23,510,058
    Exel Industries, Class A....................................     6,717     489,706
    Faurecia SA.................................................   352,644  17,943,056

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
FRANCE -- (Continued)
    Fleury Michon SA............................................     4,252 $   192,694
*   Fnac Darty S.A..............................................    89,810   7,895,608
*   Fnac Darty SA (BLRZL56).....................................    12,150   1,070,095
    Gaumont SA..................................................       768     107,434
    Gaztransport Et Technigaz SA................................    85,230   7,712,495
    GEA.........................................................       181      17,862
    Getlink SE..................................................   873,178  14,054,615
    GL Events...................................................    60,870   1,500,088
    Groupe Crit.................................................    22,919   1,754,639
    Groupe Gorge................................................    11,765     197,247
    Groupe Open.................................................    22,048     413,963
    Guerbet.....................................................    40,742   2,432,696
    Haulotte Group SA...........................................    46,203     451,889
#   HERIGE SADCS................................................     1,725      50,121
    Hermes International........................................    16,222  11,413,254
#*  HiPay Group SA..............................................     3,774      28,458
*   ID Logistics Group..........................................     7,363   1,315,956
#   Iliad SA....................................................   152,068  15,492,245
    Imerys SA...................................................   146,174   7,788,853
    Ingenico Group SA...........................................   333,067  28,110,906
    Interparfums SA.............................................    22,575   1,132,386
    Ipsen SA....................................................    69,386   8,103,585
    IPSOS.......................................................   175,419   5,088,237
    Jacquet Metal Service SA....................................    81,364   1,622,684
#   JCDecaux SA.................................................   106,130   3,478,967
    Kaufman & Broad SA..........................................   123,831   4,940,801
#   Kering SA...................................................    47,488  28,101,232
    Korian SA...................................................   233,949   9,417,374
    Lagardere SCA...............................................   820,890  22,357,616
#*  Latecoere SACA..............................................   363,509   1,329,065
    Laurent-Perrier.............................................     3,871     409,696
    Le Belier...................................................    11,601     431,834
    Lectra......................................................   104,988   2,527,283
    Legrand SA..................................................   317,355  23,342,378
    Linedata Services...........................................    18,028     564,233
    LISI........................................................   124,712   4,174,679
    LNA Sante SA................................................    35,366   1,827,623
#   L'Oreal SA..................................................    82,717  22,751,515
#   LVMH Moet Hennessy Louis Vuitton SE.........................   248,440  97,541,791
    Maisons du Monde SA.........................................    85,558   1,842,156
#   Maisons France Confort SA...................................    15,998     663,046
    Manitou BF SA...............................................    37,488   1,233,264
    Manutan International.......................................     2,849     216,706
    Mersen SA...................................................    68,051   2,421,933
*   METabolic EXplorer SA.......................................   130,246     261,863
    Metropole Television SA.....................................   215,202   4,271,564
    Mr Bricolage SA.............................................     8,989      54,907
    Natixis SA.................................................. 2,014,726  11,872,257
    Neopost SA..................................................   176,973   4,340,910
#   Nexans SA...................................................   358,350  12,569,005
    Nexity SA...................................................   241,193  11,281,635
#*  Nicox.......................................................    71,997     439,320
    NRJ Group...................................................    68,862     540,915
    Oeneo SA....................................................   145,323   1,656,370
#*  Onxeo SA....................................................   191,619     176,296
#*  Onxeo SA....................................................    12,362      11,603
    Orange SA, Sponsored ADR....................................   206,198   3,208,441
    Orange SA................................................... 4,330,858  67,685,038
#   Orpea.......................................................   118,273  14,430,319

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
FRANCE -- (Continued)
    Pernod Ricard SA............................................    27,272 $  4,755,333
#   Peugeot SA.................................................. 3,354,230   87,944,144
#*  Pierre & Vacances SA........................................    22,303      445,970
#   Plastivaloire...............................................    86,781      945,480
    PSB Industries SA...........................................     1,337       47,619
#   Publicis Groupe SA, ADR.....................................    97,524    1,449,207
#   Publicis Groupe SA..........................................   712,111   42,325,265
#   Rallye SA...................................................   601,121    7,001,563
#*  Recylex SA..................................................    65,252      366,304
    Remy Cointreau SA...........................................     5,938      791,245
    Renault SA..................................................   473,234   32,287,046
    Rexel SA.................................................... 1,519,110   20,422,757
    Robertet SA.................................................     1,600    1,021,814
    Rothschild & Co.............................................     7,369      253,602
    Rubis SCA...................................................   270,297   14,825,844
    Safran SA...................................................   135,184   19,704,580
    Samse SA....................................................       943      146,531
    Sanofi, ADR.................................................   483,567   21,146,385
#   Sanofi......................................................   514,628   44,900,916
    Sartorius Stedim Biotech....................................    41,444    5,629,118
    Savencia SA.................................................    16,372    1,248,114
#   Schneider Electric SE.......................................   394,440   33,376,771
    Schneider Electric SE.......................................    19,869    1,688,559
#   SCOR SE.....................................................   590,615   24,111,611
    SEB SA......................................................   108,639   19,903,885
    Seche Environnement SA......................................     6,865      233,212
    SES SA...................................................... 2,109,446   35,918,969
    Societe BIC SA..............................................   156,549   13,486,131
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco....................................................     2,125      116,118
#   Societe Generale SA.........................................   743,161   23,566,761
    Societe Marseillaise du Tunnel Prado-Carenage SA............     8,156      185,219
    Sodexo SA...................................................   174,906   20,054,306
    Sodexo SA, Sponsored ADR....................................    19,000      437,570
    Sodexo SA...................................................     8,908    1,021,602
*   SOITEC......................................................    68,540    6,942,041
#*  Solocal Group............................................... 2,109,096    2,243,876
    Somfy SA....................................................    21,663    1,962,125
    Sopra Steria Group..........................................    79,407   10,141,588
#   SPIE SA.....................................................   414,293    7,998,076
    Stallergenes Greer P.L.C....................................     5,076      209,246
    Stef SA.....................................................    23,396    2,215,931
    STMicroelectronics NV....................................... 1,333,520   24,489,723
    STMicroelectronics NV.......................................   348,213    6,389,709
#   Suez........................................................   716,322   10,068,510
    Sword Group.................................................    17,484      636,686
    Synergie SA.................................................    47,172    1,889,914
#   Tarkett SA..................................................   176,377    4,275,347
*   Technicolor SA..............................................   654,977      786,073
*   Technicolor SA, Sponsored ADR...............................     4,360        5,406
    Teleperformance.............................................   206,991   39,792,085
#   Television Francaise 1......................................   367,879    4,021,176
    Thales SA...................................................   226,701   27,085,664
#   Thermador Groupe............................................    10,096      576,269
    Total Gabon.................................................       985      172,239
#   Total SA.................................................... 2,441,383  135,718,338
    TOTAL SA, Sponsored ADR.....................................   498,910   27,774,320
*   Touax SA....................................................     2,435       16,730
#   Trigano SA..................................................    44,907    4,305,730
*   Ubisoft Entertainment SA....................................   363,647   34,742,178

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
FRANCE -- (Continued)
    Union Financiere de France BQE SA...........................     5,747 $      131,105
#   Valeo SA....................................................   491,786     17,887,596
#*  Vallourec SA................................................ 1,986,844      4,928,907
*   Valneva SE..................................................    69,711        257,378
    Veolia Environnement SA, ADR................................    45,884      1,087,910
#   Veolia Environnement SA.....................................   469,800     11,111,928
    Vetoquinol SA...............................................       937         58,866
#   Vicat SA....................................................    71,666      3,789,990
    VIEL & Cie SA...............................................    61,789        346,614
    Vilmorin & Cie SA...........................................    29,176      1,623,575
#   Vinci SA....................................................   486,311     49,115,596
*   Virbac SA...................................................    13,860      2,468,876
    Vivendi SA..................................................   456,263     13,243,425
    Vranken-Pommery Monopole SA.................................     8,008        209,418
*   Worldline SA................................................    52,246      3,292,915
    XPO Logistics Europe SADIR..................................        23          7,333
                                                                           --------------
TOTAL FRANCE....................................................            2,424,982,843
                                                                           --------------
GERMANY -- (6.8%)
    1&1 Drillisch AG............................................    63,723      2,379,579
    Aareal Bank AG..............................................   295,837     10,347,826
    Adidas AG...................................................   111,640     28,757,122
    Adler Modemaerkte AG........................................    44,428        164,115
    ADLER Real Estate AG........................................    80,664      1,160,063
#   ADO Properties SA...........................................    55,050      2,893,693
*   ADVA Optical Networking SE..................................   202,840      1,740,994
#*  AIXTRON SE..................................................   208,127      2,409,674
    All for One Group AG........................................     3,921        223,980
    Allgeier SE.................................................    18,167        520,752
    Allianz SE, Sponsored ADR...................................   829,638     20,010,869
    Allianz SE..................................................   354,255     85,628,434
    Amadeus Fire AG.............................................    21,689      2,894,403
    Aroundtown SA...............................................   815,571      6,626,128
    Atoss Software AG...........................................     1,024        126,066
    Aurubis AG..................................................   166,417      8,137,168
    Axel Springer SE............................................   240,113     13,599,900
    BASF SE..................................................... 1,590,584    129,856,771
    Basler AG...................................................     5,582      1,010,233
    Bauer AG....................................................    70,714      1,780,279
    Bayer AG, Sponsored ADR.....................................    41,308        693,561
    Bayer AG....................................................   465,206     30,952,394
    Bayerische Motoren Werke AG.................................   932,150     79,520,248
    BayWa AG....................................................    59,014      1,739,581
    Bechtle AG..................................................    82,022      8,443,869
    Beiersdorf AG...............................................    35,671      3,903,149
    Bertrandt AG................................................    25,455      1,986,497
    bet-at-home.com AG..........................................     3,825        316,050
    Bijou Brigitte AG...........................................    12,164        601,863
    Bilfinger SE................................................   158,954      5,878,194
    Borussia Dortmund GmbH & Co. KGaA...........................   511,276      4,910,669
    Brenntag AG.................................................   411,999     22,232,541
    CANCOM SE...................................................   101,804      5,152,692
    Carl Zeiss Meditec AG.......................................    50,771      4,993,822
*   CECONOMY AG.................................................   768,684      5,163,238
    CENIT AG....................................................    40,171        615,842
    CENTROTEC Sustainable AG....................................    34,671        458,362
    Cewe Stiftung & Co. KGAA....................................    48,896      4,618,874
    comdirect bank AG...........................................    80,197        934,858
*   Commerzbank AG.............................................. 2,170,923     19,567,380

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
GERMANY -- (Continued)
    CompuGroup Medical SE.......................................    95,658 $  6,347,769
    Continental AG..............................................   181,053   30,035,019
    Corestate Capital Holding SA................................     6,669      267,913
    Covestro AG.................................................   353,147   19,404,577
    CropEnergies AG.............................................   117,841      772,475
    CTS Eventim AG & Co. KGaA...................................   214,450   11,013,988
    Daimler AG.................................................. 2,440,186  160,163,989
    Data Modul AG Produktion Und Vertrieb Von Elektronischen
      Systemen..................................................     2,656      212,258
*   DEAG Deutsche Entertainment AG..............................    11,718       60,066
    Delticom AG.................................................     9,744       74,529
    Deutsche Bank AG............................................ 2,143,847   17,777,794
    Deutsche Bank AG............................................ 1,493,279   12,364,350
    Deutsche Beteiligungs AG....................................    63,691    2,530,521
    Deutsche Boerse AG..........................................   195,946   26,182,766
    Deutsche EuroShop AG........................................   178,392    5,361,229
    Deutsche Lufthansa AG....................................... 1,422,154   34,407,216
    Deutsche Pfandbriefbank AG..................................   376,451    5,256,345
    Deutsche Post AG............................................   953,609   33,147,853
    Deutsche Telekom AG, Sponsored ADR..........................   512,237    8,600,459
    Deutsche Telekom AG......................................... 6,594,331  110,487,356
    Deutsche Wohnen SE..........................................   365,284   16,454,358
    Deutz AG.................................................... 1,103,060   10,900,429
    Dialog Semiconductor P.L.C..................................   277,333   10,789,411
    DIC Asset AG................................................   200,814    2,203,331
    Diebold Nixdorf AG..........................................    17,124    1,155,595
    DMG Mori AG.................................................    23,446    1,209,114
#   Dr Hoenle AG................................................    20,233    1,277,734
    Draegerwerk AG & Co. KGaA...................................    10,538      491,969
    Duerr AG....................................................   310,576   14,045,471
    E.ON SE..................................................... 5,371,567   57,753,604
    Eckert & Ziegler Strahlen- und Medizintechnik AG............    11,200      988,303
    EDAG Engineering Group AG...................................    14,603      229,510
    Elmos Semiconductor AG......................................    69,883    1,925,444
#   ElringKlinger AG............................................   161,679    1,226,313
    Evonik Industries AG........................................   530,313   15,831,252
*   Evotec SE...................................................   128,082    3,196,827
    Fielmann AG.................................................    68,554    4,874,134
#   First Sensor AG.............................................    21,691      582,370
    Francotyp-Postalia Holding AG, Class A......................    22,684       92,010
    Fraport AG Frankfurt Airport Services Worldwide.............   124,047   10,326,304
    Freenet AG..................................................   900,337   21,153,600
    Fresenius Medical Care AG & Co. KGaA, ADR...................    48,688    2,053,660
    Fresenius Medical Care AG & Co. KGaA........................   536,726   45,237,109
    Fresenius SE & Co. KGaA.....................................   594,150   33,786,277
    Fuchs Petrolub SE...........................................    65,007    2,595,793
    GEA Group AG................................................   262,238    7,347,299
    Gerresheimer AG.............................................   203,337   15,319,912
    Gesco AG....................................................    28,342      820,909
    GFT Technologies SE.........................................   129,427    1,319,884
    Grand City Properties SA....................................   203,632    4,798,378
    GRENKE AG...................................................    23,631    2,521,023
    H&R GmbH & Co. KGaA.........................................    73,382      607,372
    Hamburger Hafen und Logistik AG.............................   191,733    4,839,697
    Hannover Rueck SE...........................................    85,792   12,955,431
    Hapag-Lloyd AG..............................................    57,974    1,784,912
    Hawesko Holding AG..........................................       190        8,104
    HeidelbergCement AG.........................................   263,189   21,297,270
#*  Heidelberger Druckmaschinen AG.............................. 2,111,406    3,955,980
    Hella GmbH & Co KGaA........................................   272,262   14,851,658

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
    Henkel AG & Co. KGaA........................................    23,525 $ 2,243,317
    Highlight Communications AG.................................    42,880     219,078
    Hochtief AG.................................................    70,173  10,491,482
*   HolidayCheck Group AG.......................................   119,935     421,133
    Hornbach Baumarkt AG........................................    25,637     495,573
    Hugo Boss AG................................................   270,984  18,934,780
    Indus Holding AG............................................    84,980   4,528,221
#   Infineon Technologies AG.................................... 1,027,861  24,366,058
    Infineon Technologies AG, ADR...............................   340,602   8,062,049
*   Innogy SE...................................................   256,435  11,124,191
    Isra Vision AG..............................................    49,830   2,003,714
    IVU Traffic Technologies AG.................................    25,337     231,871
    Jenoptik AG.................................................    92,206   3,649,392
    K+S AG......................................................   983,110  20,018,449
    KION Group AG...............................................   424,095  29,174,608
    Kloeckner & Co. SE..........................................   363,508   2,557,680
    Koenig & Bauer AG...........................................    87,648   4,260,998
    Krones AG...................................................    42,754   3,988,788
    KSB SE & Co. KGaA...........................................       267      99,097
    KWS Saat SE.................................................    21,275   1,443,521
    Lanxess AG..................................................   504,778  29,231,117
    LEG Immobilien AG...........................................   214,219  24,994,976
    Leifheit AG.................................................    29,884     730,174
#   Leoni AG....................................................   218,605   5,055,011
#*  LPKF Laser & Electronics AG.................................    27,049     267,449
#*  Manz AG.....................................................    14,371     399,541
    MasterFlex SE...............................................     1,291       9,414
    Mediclin AG.................................................    12,692      79,061
#*  Medigene AG.................................................    16,352     162,741
    Merck KGaA..................................................    68,420   7,292,922
    METRO AG.................................................... 1,278,547  21,724,451
    MLP SE......................................................   186,501     940,090
    MTU Aero Engines AG.........................................   220,081  51,923,644
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...   153,297  38,148,547
    Nemetschek SE...............................................    85,615  15,838,789
    Nexus AG....................................................     9,611     275,294
#*  Nordex SE...................................................   301,510   4,897,708
    Norma Group SE..............................................   254,168  12,018,057
#   OHB SE......................................................    34,731   1,390,502
#   OSRAM Licht AG..............................................   246,478   8,477,608
#   Paragon GmbH & Co. KGaA.....................................     9,291     294,314
    Patrizia Immobilien AG......................................   204,882   4,273,418
    Petro Welt Technologies AG..................................     6,669      37,759
    Pfeiffer Vacuum Technology AG...............................    47,316   7,953,925
    PNE AG......................................................   376,663   1,039,627
    Progress-Werk Oberkirch AG..................................     4,789     142,678
    ProSiebenSat.1 Media SE.....................................   440,215   6,959,161
    PSI Software AG.............................................    11,158     231,749
    Puma SE.....................................................     6,824   4,226,602
    Puma SE.....................................................     2,854   1,765,378
    QIAGEN NV...................................................   147,931   5,728,019
    QSC AG......................................................   689,741   1,164,110
#*  R Stahl AG..................................................     4,599     130,091
    Rational AG.................................................     7,421   5,011,212
    Rheinmetall AG..............................................   330,609  38,095,399
    RHOEN-KLINIKUM AG...........................................    98,878   2,917,591
    RIB Software SE.............................................   121,528   2,394,334
*   Rocket Internet SE..........................................    46,553   1,229,960
    RTL Group SA................................................   174,414   9,827,901

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
GERMANY -- (Continued)
    RWE AG......................................................  1,216,701 $   31,208,430
    S&T AG......................................................    153,317      4,142,395
    SAF-Holland SA..............................................    291,137      3,632,931
    Salzgitter AG...............................................    209,050      6,909,354
    SAP SE, Sponsored ADR.......................................     52,887      6,815,019
    SAP SE......................................................    124,663     16,070,095
#*  Schaltbau Holding AG........................................     19,850        630,301
    Secunet Security Networks AG................................      4,207        515,219
    Senvion SA..................................................      2,280          2,545
#*  SGL Carbon SE...............................................     77,815        696,696
    SHW AG......................................................     30,016        695,909
    Siemens AG, Sponsored ADR...................................    209,586     12,575,160
    Siemens AG..................................................    143,078     17,155,369
    Siltronic AG................................................     92,377      9,075,853
    Sixt Leasing SE.............................................     43,865        636,049
    Sixt SE.....................................................     89,285      9,956,398
#   SMA Solar Technology AG.....................................     37,435        854,337
*   SMT Scharf AG...............................................      6,081         88,265
    Softing AG..................................................     10,451         90,899
    Software AG.................................................    124,078      4,735,339
    Stabilus SA.................................................     53,047      2,960,167
    STRATEC SE..................................................      1,743        122,911
    Stroeer SE & Co. KGaA.......................................    124,940      8,461,405
    Suedzucker AG...............................................    349,726      5,382,054
#*  SUESS MicroTec SE...........................................     77,741      1,023,276
    Surteco Group SE............................................     32,140        904,024
    Symrise AG..................................................    185,942     17,897,466
    Syzygy AG...................................................      4,986         51,593
    TAG Immobilien AG...........................................    640,029     14,413,429
    Takkt AG....................................................    146,923      2,312,494
*   Talanx AG...................................................    175,368      7,018,264
    Technotrans SE..............................................     45,579      1,251,029
*   Tele Columbus AG............................................     41,274         88,884
    Telefonica Deutschland Holding AG...........................  1,654,475      5,372,637
#   Thyssenkrupp AG.............................................    323,226      4,557,044
    TLG Immobilien AG...........................................    178,262      5,251,730
#*  Tom Tailor Holding SE.......................................    170,242        469,767
    Traffic Systems SE..........................................      9,711        151,920
    TUI AG......................................................    561,525      6,275,158
    Uniper SE...................................................    601,776     18,259,940
    United Internet AG..........................................    437,860     17,604,105
#   VERBIO Vereinigte BioEnergie AG.............................    105,064        911,513
    Volkswagen AG...............................................    104,003     18,647,421
    Vonovia SE..................................................    344,511     17,217,459
    Vossloh AG..................................................     33,977      1,563,896
    Wacker Chemie AG............................................    119,003     10,461,348
    Wacker Neuson SE............................................    102,876      2,859,023
    Washtec AG..................................................     52,753      4,152,988
#   Wirecard AG.................................................     79,993     12,084,333
    Wuestenrot & Wuerttembergische AG...........................     76,880      1,577,853
    XING SE.....................................................     11,631      4,328,529
*   Zalando SE..................................................     32,986      1,554,514
    Zeal Network SE.............................................     43,444        988,441
                                                                            --------------
TOTAL GERMANY...................................................             2,148,485,458
                                                                            --------------
HONG KONG -- (2.9%)
    Aeon Credit Service Asia Co., Ltd...........................     28,000         27,927
    Aeon Stores Hong Kong Co., Ltd..............................     32,000         17,061
#   Agritrade Resources, Ltd.................................... 19,430,000      3,165,472

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
HONG KONG -- (Continued)
    AIA Group, Ltd..............................................  8,634,000 $88,407,287
    Alco Holdings, Ltd..........................................    504,000      48,082
    Allied Group, Ltd...........................................     76,000     428,253
    Allied Properties HK, Ltd...................................  4,626,393   1,062,205
    Alltronics Holdings, Ltd....................................    894,800     103,514
    APAC Resources, Ltd.........................................    191,695      27,622
#*  Applied Development Holdings, Ltd...........................  9,075,000     448,604
    Arts Optical International Hldgs, Ltd.......................     70,000      16,352
    Asia Financial Holdings, Ltd................................    400,000     243,163
    Asia Satellite Telecommunications Holdings, Ltd.............    181,500     154,560
    Asia Standard International Group, Ltd......................  2,109,561     430,639
#   Asiasec Properties, Ltd.....................................    299,000     103,063
    ASM Pacific Technology, Ltd.................................  1,505,200  17,458,846
    Associated International Hotels, Ltd........................     79,000     231,649
*   Auto Italia Holdings........................................  2,475,000      20,842
    Bank of East Asia, Ltd. (The)...............................  1,990,285   6,282,345
*   BeijingWest Industries International, Ltd...................  1,032,400     106,637
    Best Food Holding Co., Ltd..................................    392,000      53,291
    BOC Aviation, Ltd...........................................  1,248,800  10,734,043
    BOC Hong Kong Holdings, Ltd.................................  4,333,000  19,421,405
    BOE Varitronix, Ltd.........................................  3,025,000     910,733
*   Bonjour Holdings, Ltd.......................................  5,884,000     150,909
    Bossini International Holdings, Ltd.........................    918,000      31,605
    Bright Smart Securities & Commodities Group, Ltd............  4,552,000   1,052,514
*   Brightoil Petroleum Holdings, Ltd...........................  8,021,000   1,533,691
*   Brockman Mining, Ltd........................................  2,850,520      62,807
    Build King Holdings, Ltd....................................    860,000     164,635
*   Burwill Holdings, Ltd.......................................  9,641,600     170,951
    Cafe de Coral Holdings, Ltd.................................  2,414,000   5,947,530
#   Camsing International Holding, Ltd..........................    528,000     561,822
*   Cash Financial Services Group, Ltd..........................  1,998,000      17,349
    Cathay Pacific Airways, Ltd.................................  3,462,000   5,830,064
    CCT Fortis Holdings, Ltd....................................    216,000      19,546
*   Central Wealth Group Holdings, Ltd.......................... 40,945,301     308,797
    Century City International Holdings, Ltd....................  3,792,000     338,709
    CGN Mining Co., Ltd.........................................  2,380,000     118,520
    Chen Hsong Holdings.........................................    360,000     136,262
    Cheuk Nang Holdings, Ltd....................................    109,590      59,260
    Chevalier International Holdings, Ltd.......................    130,276     204,278
*   China Best Group Holding, Ltd...............................  3,490,000      85,548
    China Chuanglian Education Financial Group, Ltd.............    892,000       5,890
    China Display Optoelectronics Technology Holdings, Ltd......  2,472,000     240,018
*   China Energy Development Holdings, Ltd...................... 33,734,000     732,156
*   China Fortune Financial Group, Ltd..........................  3,112,000      25,361
*   China Healthwise Holdings, Ltd..............................  2,824,000      17,442
*   China LNG Group, Ltd........................................  1,212,000     162,387
    China Ludao Technology Co., Ltd.............................    404,000      65,594
    China Motor Bus Co., Ltd....................................      6,800      88,875
    China New Higher Education Group Ltd........................  1,289,000     576,406
#*  China Smarter Energy Group Holdings, Ltd....................  1,462,000      96,692
*   China Solar Energy Holdings, Ltd............................  1,033,500       4,446
#   China Star Entertainment, Ltd...............................  7,816,000     578,496
*   China Strategic Holdings, Ltd............................... 68,970,000     701,226
*   China Ting Group Holdings, Ltd..............................  1,862,000      70,144
*   China Tonghai International Financial, Ltd..................    210,000      15,550
    Chinese Estates Holdings, Ltd...............................  1,072,500   1,119,638
*   Chinlink International Holdings, Ltd........................    634,800      77,034
    Chong Hing Bank, Ltd........................................     45,000      85,232
    Chow Sang Sang Holdings International, Ltd..................  1,350,000   2,243,377

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
HONG KONG -- (Continued)
    Chow Tai Fook Jewellery Group, Ltd..........................  3,240,600 $ 3,468,408
    CHTC Fong's International Co., Ltd..........................     54,000       6,132
    Chuang's China Investments, Ltd.............................  6,944,219     452,190
    Chuang's Consortium International, Ltd......................  4,339,553     989,731
    CITIC Telecom International Holdings, Ltd................... 11,582,000   4,799,488
    CK Asset Holdings, Ltd......................................  1,810,908  14,560,676
    CK Hutchison Holdings, Ltd..................................  2,805,908  29,501,062
    CK Infrastructure Holdings, Ltd.............................    780,545   6,329,846
#   CK Life Sciences Intl Holdings, Inc......................... 11,806,000     685,834
    CLP Holdings, Ltd...........................................    737,500   8,370,376
    CMIC Ocean En-Tech Holding Co., Ltd.........................  1,762,000      93,212
*   CMMB Vision Holdings, Ltd...................................  7,760,000      80,073
    CNQC International Holdings, Ltd............................  3,362,500     681,491
    CNT Group, Ltd..............................................    814,000      36,062
#*  Common Splendor International Health Industry Group, Ltd....  4,530,000     306,284
    Continental Holdings, Ltd...................................    440,000       5,581
#   Convenience Retail Asia, Ltd................................    122,000      62,236
#*  Convoy Global Holdings, Ltd................................. 25,290,000     100,905
*   Cosmopolitan International Holdings, Ltd....................  1,100,000     212,809
#   Cowell e Holdings, Inc......................................  8,897,000   2,017,070
*   CP Lotus Corp...............................................  1,420,000      13,200
    Crocodile Garments..........................................  2,682,000     248,947
    Cross-Harbour Holdings, Ltd. (The)..........................    307,964     431,873
    CSI Properties, Ltd......................................... 23,104,200   1,296,330
*   CST Group, Ltd.............................................. 83,595,800     255,749
    CW Group Holdings, Ltd......................................  1,730,500      19,103
    Dah Sing Banking Group, Ltd.................................  1,566,902   2,998,713
    Dah Sing Financial Holdings, Ltd............................    787,244   4,135,358
    Dickson Concepts International, Ltd.........................    361,000     194,666
#*  Digital Domain Holdings, Ltd................................ 10,270,000     160,165
    Dynamic Holdings, Ltd.......................................     30,000      30,055
    Eagle Nice International Holdings, Ltd......................  1,394,000     523,808
    EcoGreen International Group, Ltd...........................    386,240      80,866
*   eForce Holdings, Ltd........................................  4,144,000      96,921
    Emperor Capital Group, Ltd.................................. 17,526,000     817,188
    Emperor Entertainment Hotel, Ltd............................  2,825,000     605,161
    Emperor International Holdings, Ltd.........................  6,568,416   1,962,987
    Emperor Watch & Jewellery, Ltd.............................. 18,900,000     576,174
*   ENM Holdings, Ltd...........................................  2,608,000     296,218
*   Enviro Energy International Holdings, Ltd...................  1,152,000       8,548
#*  Esprit Holdings, Ltd........................................ 12,577,613   2,552,979
*   Eternity Investment, Ltd....................................    520,000      11,933
    Fairwood Holdings, Ltd......................................    254,500     890,551
    Far East Consortium International, Ltd......................  7,318,504   3,455,546
*   Far East Holdings International, Ltd........................  1,383,000      68,794
    FIH Mobile, Ltd............................................. 30,478,000   4,555,608
    First Pacific Co., Ltd......................................  9,881,756   4,098,363
#*  First Shanghai Investments, Ltd............................. 12,440,000     921,511
    Fountain SET Holdings, Ltd..................................  8,828,000   1,550,377
    Four Seas Mercantile Holdings, Ltd..........................     36,000      15,849
    Freeman Fintech Corp, Ltd...................................  6,722,000     292,166
#   Future Bright Holdings, Ltd.................................  1,410,000      98,983
*   Future World Financial Holdings, Ltd........................    187,783       2,298
    Galaxy Entertainment Group, Ltd.............................  2,010,000  15,053,355
#   Genting Hong Kong, Ltd......................................    678,000      90,841
    Get Nice Financial Group, Ltd...............................    798,824      99,926
#   Get Nice Holdings, Ltd...................................... 85,991,000   3,070,828
    Giordano International, Ltd................................. 10,740,000   5,110,233
    Global Brands Group Holding, Ltd............................  3,451,523     422,218

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
HONG KONG -- (Continued)
#   Glorious Sun Enterprises, Ltd...............................   1,763,000 $   204,775
    Gold Peak Industries Holdings, Ltd..........................     605,000      61,867
    Golden Resources Development International, Ltd.............     924,000      71,846
#*  Gold-Finance Holdings, Ltd..................................   2,104,000      42,108
#*  Good Resources Holdings, Ltd................................   5,300,000     109,677
    Goodbaby International Holdings, Ltd........................   2,685,000     762,436
*   GR Properties, Ltd..........................................     914,000     155,664
    Great Eagle Holdings, Ltd...................................     445,213   2,098,165
#*  Great Harvest Maeta Group Holdings, Ltd.....................     875,000     198,566
*   Greater Bay Area Investments Group Holdings, Ltd............  15,680,000      19,988
*   Greenheart Group, Ltd.......................................     248,200      15,208
*   Greentech Technology International, Ltd.....................   1,300,000      10,590
*   G-Resources Group, Ltd...................................... 415,369,200   3,979,280
    Guangnan Holdings, Ltd......................................   1,986,000     260,738
    Guoco Group, Ltd............................................      25,000     372,454
#   Guotai Junan International Holdings, Ltd....................  17,511,000   3,534,526
#   Haitong International Securities Group, Ltd.................  11,669,139   4,233,050
#   Hang Lung Group, Ltd........................................   2,656,000   7,921,268
    Hang Lung Properties, Ltd...................................   3,583,000   8,433,399
    Hang Seng Bank, Ltd.........................................     992,900  26,087,070
    Hanison Construction Holdings, Ltd..........................     909,496     156,607
*   Hao Tian Development Group, Ltd.............................  11,814,900     322,492
    Harbour Centre Development, Ltd.............................     158,000     290,074
    Henderson Land Development Co., Ltd.........................   1,368,440   8,433,902
    HK Electric Investments & HK Electric Investments, Ltd......   2,691,000   2,637,008
    HKBN, Ltd...................................................   2,799,500   5,013,394
*   HKBridge Financial Holdings, Ltd............................      32,000       2,695
    HKR International, Ltd......................................   3,895,638   2,144,419
    HKT Trust & HKT, Ltd........................................  14,801,000  22,947,561
    Hoifu Energy Group, Ltd.....................................   1,032,000     119,712
    Hon Kwok Land Investment Co., Ltd...........................     234,000     122,247
    Hong Kong & China Gas Co., Ltd..............................   2,898,721   6,919,995
    Hong Kong Exchanges & Clearing, Ltd.........................     771,470  26,799,946
#   Hong Kong Ferry Holdings Co., Ltd...........................     123,000     139,108
    Hong Kong Finance Investment Holding Group, Ltd.............   1,834,000     212,920
#   Hong Kong International Construction Investment Management
      Group Co., Ltd............................................     798,000     302,122
    Hong Kong Shanghai Alliance Holdings, Ltd...................     196,000      15,735
#*  Hong Kong Television Network, Ltd...........................   1,567,000     695,609
    Hongkong & Shanghai Hotels, Ltd. (The)......................   1,473,424   2,157,399
    Hongkong Chinese, Ltd.......................................   3,741,143     557,542
    Honma Golf, Ltd.............................................     558,000     556,323
    Hop Hing Group Holdings, Ltd................................   4,256,000      81,520
    Hopewell Holdings, Ltd......................................   1,625,500   8,039,644
#*  Hsin Chong Group Holdings, Ltd..............................   7,804,000     348,180
    Huan Yue Interactive Holdings, Ltd..........................     279,000      24,531
    Huarong International Financial Holdings, Ltd...............     101,000       7,999
*   Huarong Investment Stock Corp., Ltd.........................     495,000      27,774
    Hung Hing Printing Group, Ltd...............................   1,234,524     214,042
#   Hutchison Telecommunications Hong Kong Holdings, Ltd........   8,312,000   3,520,362
    Hysan Development Co., Ltd..................................     962,215   5,392,957
*   I-CABLE Communications, Ltd.................................   5,201,153      68,894
    IGG, Inc....................................................   3,817,000   4,839,391
*   Imagi International Holdings, Ltd...........................   1,138,799     319,879
    International Housewares Retail Co., Ltd....................   1,170,000     307,278
    IPE Group, Ltd..............................................   2,010,000     248,623
*   IRC, Ltd....................................................   5,348,000     120,872
    IT, Ltd.....................................................   3,289,087   1,595,234
#   ITC Properties Group, Ltd...................................   1,693,594     418,785

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
HONG KONG -- (Continued)
    Johnson Electric Holdings, Ltd..............................  2,302,127 $ 5,419,712
    Kader Holdings Co., Ltd.....................................  1,016,000     113,938
    Kam Hing International Holdings, Ltd........................     74,000       5,700
    Karrie International Holdings, Ltd..........................  1,668,000     249,043
    Kerry Logistics Network, Ltd................................  2,588,791   4,619,165
    Kerry Properties, Ltd.......................................  2,482,583  10,626,367
    Kingmaker Footwear Holdings, Ltd............................  1,350,000     283,592
#   Kingston Financial Group, Ltd...............................  8,261,000   1,940,493
    Kowloon Development Co., Ltd................................  1,627,000   2,212,467
*   Kwan On Holdings, Ltd.......................................    700,000      63,261
    Lai Sun Development Co., Ltd................................  1,158,687   1,813,336
    Lam Soon Hong Kong, Ltd.....................................     12,000      24,222
*   Landing International Development, Ltd......................  4,626,000   1,478,547
    Landsea Green Group Co., Ltd................................    584,000      73,111
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................     26,000      10,638
*   Lerado Financial Group Co., Ltd.............................    740,000       2,245
#*  Lerthai Group, Ltd..........................................     38,000      40,119
*   Leyou Technologies Holdings, Ltd............................     95,000      27,261
    Li & Fung, Ltd.............................................. 34,535,250   5,738,122
    Lifestyle International Holdings, Ltd.......................  2,327,500   4,056,450
    Lippo China Resources, Ltd.................................. 12,586,000     289,577
    Lippo, Ltd..................................................    236,000      94,679
    Liu Chong Hing Investment, Ltd..............................    838,000   1,458,860
    L'Occitane International SA.................................  2,236,500   4,019,020
#   Luk Fook Holdings International, Ltd........................  1,793,000   6,424,307
    Luks Group Vietnam Holdings Co., Ltd........................    130,000      31,192
    Lung Kee Bermuda Holdings...................................    432,000     188,346
    Macau Legend Development, Ltd...............................  7,163,000   1,150,793
    Magnificent Hotel Investment, Ltd...........................  4,616,000     112,340
#   Man Wah Holdings, Ltd....................................... 12,421,600   6,390,721
#*  Mason Group Holdings, Ltd................................... 39,723,200     648,247
    Master Glory Group, Ltd.....................................     85,802       3,609
    Master Glory Group, Ltd.....................................  1,091,278      45,906
*   Maxnerva Technology Services, Ltd...........................    196,000      17,816
#   Mega Expo Holdings, Ltd.....................................  1,480,000     836,315
*   Mei Ah Entertainment Group, Ltd.............................    820,000      28,212
#   Melco International Development, Ltd........................  4,603,000  11,310,980
    Melco Resorts & Entertainment, Ltd., ADR....................     47,606   1,194,911
    MGM China Holdings, Ltd.....................................  1,188,800   2,454,117
    Microport Scientific Corp...................................    914,000     861,320
    Midland Holdings, Ltd.......................................  1,512,364     330,199
    Million Hope Industries Holdings, Ltd.......................    363,798      33,853
    Ming Fai International Holdings, Ltd........................    719,000     103,636
    Miramar Hotel & Investment..................................    401,000     842,694
    Modern Dental Group, Ltd....................................    566,000      97,425
    Mongolian Mining Corp....................................... 18,964,750     356,022
    MTR Corp., Ltd..............................................    790,884   4,711,635
    NagaCorp., Ltd.............................................. 11,416,000  14,659,859
    Nameson Holdings, Ltd.......................................  4,556,000     411,787
    National Electronics Hldgs..................................     61,600       9,728
*   National United Resources Holdings, Ltd.....................  3,320,000      11,257
*   Neo-Neon Holdings, Ltd......................................  5,893,000     496,233
*   NEW Concepts Holdings, Ltd..................................    632,000     112,486
    New Sports Group, Ltd.......................................  1,268,500      81,070
*   New Times Energy Corp., Ltd.................................  7,013,000      90,354
    New World Development Co., Ltd.............................. 11,258,139  18,651,476
*   NewOcean Energy Holdings, Ltd...............................  4,708,000   1,297,318
    Newtree Group Holdings, Ltd.................................    814,000      57,036

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
HONG KONG -- (Continued)
*   Nine Express, Ltd...........................................    558,000 $    13,675
#   NWS Holdings, Ltd...........................................  2,634,221   5,477,936
*   OCI International Holdings, Ltd.............................     40,000       7,130
#   OP Financial, Ltd...........................................  1,436,000     455,859
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.......  4,285,000     161,060
    Oriental Watch Holdings.....................................  1,810,240     535,768
#   Oshidori International Holdings, Ltd........................ 17,682,000   2,802,102
*   Pacific Andes International Holdings, Ltd................... 11,918,411      41,628
#   Pacific Basin Shipping, Ltd................................. 20,565,000   4,225,315
    Pacific Textiles Holdings, Ltd..............................  5,606,000   4,743,586
    Paliburg Holdings, Ltd......................................    928,790     381,600
#*  Paradise Entertainment, Ltd.................................  1,944,000     309,759
    PC Partner Group, Ltd.......................................  1,306,000     359,029
    PCCW, Ltd................................................... 24,582,265  14,822,606
    Pegasus International Holdings, Ltd.........................     82,000       9,660
    Perfect Shape Medical, Ltd..................................  1,336,000     417,628
#   Pico Far East Holdings, Ltd.................................  3,302,000   1,214,493
    Playmates Holdings, Ltd.....................................  3,856,000     569,724
    Playmates Toys, Ltd.........................................  4,012,000     368,369
    Plover Bay Technologies, Ltd................................    904,000     146,675
    Polytec Asset Holdings, Ltd................................. 22,127,700   3,160,477
    Power Assets Holdings, Ltd..................................    865,000   6,033,522
    Prada SpA...................................................    926,700   2,606,556
*   PT International Development Co., Ltd.......................  3,548,550     239,710
    Public Financial Holdings, Ltd..............................    892,000     390,099
*   PuraPharm Corp., Ltd........................................     47,500      12,330
*   PYI Corp., Ltd.............................................. 35,434,552     528,921
*   Rare Earth Magnesium Technology Group Holdings, Ltd.........  1,420,000      40,399
*   Realord Group Holdings, Ltd.................................    636,000     387,517
#   Regal Hotels International Holdings, Ltd....................  1,435,400     898,918
*   Regent Pacific Group, Ltd...................................  7,980,000     254,812
#   Regina Miracle International Holdings, Ltd..................    946,000     758,964
#   Sa Sa International Holdings, Ltd...........................  8,031,062   2,726,773
    Samson Holding, Ltd.........................................    196,000      12,514
    Samsonite International SA..................................  6,462,600  18,534,597
    Sands China, Ltd............................................  1,511,200   8,317,889
    SAS Dragon Holdings, Ltd....................................  1,306,000     429,799
#   SEA Holdings, Ltd...........................................    663,918     847,950
    Shangri-La Asia, Ltd........................................  2,614,166   3,706,320
    Shenwan Hongyuan HK, Ltd....................................  2,725,000     636,775
    Shun Ho Property Investments, Ltd...........................     70,224      25,575
    Shun Tak Holdings, Ltd...................................... 21,290,250   9,484,917
*   Silver Base Group Holdings, Ltd.............................  2,706,000      87,638
#*  Sincere Watch Hong Kong, Ltd................................  5,990,000     110,098
    Sing Tao News Corp., Ltd....................................    892,000     114,938
    Singamas Container Holdings, Ltd............................  6,826,000   1,209,705
    Sino Land Co., Ltd..........................................  6,156,598  10,829,794
    SITC International Holdings Co., Ltd........................  6,698,000   7,130,464
    Sitoy Group Holdings, Ltd...................................  1,298,000     304,091
    SJM Holdings, Ltd...........................................  7,198,699   8,704,628
    SmarTone Telecommunications Holdings, Ltd...................  3,135,930   3,268,223
*   SOCAM Development, Ltd......................................    342,309      85,053
    Solartech International Holdings, Ltd.......................  9,140,000      88,801
*   Solartech International Holdings, Ltd.......................  1,920,000      21,235
*   Solomon Systech International, Ltd..........................  5,494,000     168,218
    Soundwill Holdings, Ltd.....................................    466,500     698,546
*   South China Holdings Co., Ltd...............................  2,720,000      73,758
*   South Shore Holdings, Ltd...................................    825,500      34,212
    Stella International Holdings, Ltd..........................  1,573,000   2,791,229

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
HONG KONG -- (Continued)
    Stelux Holdings International, Ltd..........................    637,600 $    17,997
*   Success Universe Group, Ltd.................................  3,996,000     132,768
#*  Summit Ascent Holdings, Ltd.................................  2,860,000     594,398
    Sun Hing Vision Group Holdings, Ltd.........................    122,000      44,860
    Sun Hung Kai & Co., Ltd.....................................  4,054,787   2,022,198
    Sun Hung Kai Properties, Ltd................................  1,519,511  26,224,236
    SUNeVision Holdings, Ltd....................................    822,000     701,715
    Swire Pacific, Ltd., Class A................................  1,071,000  13,562,564
    Swire Pacific, Ltd., Class B................................  1,867,500   3,703,948
    Swire Properties, Ltd.......................................    756,250   3,077,417
    TAI Cheung Holdings, Ltd....................................    704,000     745,915
    Tai Sang Land Development, Ltd..............................    145,523     100,522
#   Tai United Holdings, Ltd....................................  2,694,300     192,146
*   Talent Property Group, Ltd.................................. 18,555,000     147,999
#   Tan Chong International, Ltd................................    372,000     118,898
    Tao Heung Holdings, Ltd.....................................    795,000     155,129
    Techtronic Industries Co., Ltd..............................  3,200,500  23,160,416
    Television Broadcasts, Ltd..................................  1,056,400   2,075,454
*   Termbray Industries International Holdings, Ltd.............    112,000       5,577
    Texwinca Holdings, Ltd......................................  3,690,000   1,466,929
*   Theme International Holdings, Ltd...........................  1,930,000      28,599
    TK Group Holdings, Ltd......................................    754,000     509,135
#*  TOM Group, Ltd..............................................    320,000      74,740
#*  Town Health International Medical Group, Ltd................    444,000      39,053
    Tradelink Electronic Commerce, Ltd..........................  2,312,000     418,660
    Transport International Holdings, Ltd.......................  1,031,002   3,147,957
*   Trinity, Ltd................................................  4,822,000     233,709
    Tsui Wah Holdings, Ltd......................................  2,518,000     269,803
    Union Medical Healthcare, Ltd...............................    717,000     497,752
#   United Laboratories International Holdings, Ltd. (The)......  3,727,500   2,182,735
*   Up Energy Development Group, Ltd............................  2,252,000       6,947
*   Value Convergence Holdings, Ltd.............................  1,708,000     154,582
    Value Partners Group, Ltd...................................  7,037,000   5,303,983
    Vanke Property Overseas, Ltd................................    123,000      78,531
    Vantage International Holdings, Ltd.........................  2,346,000     215,687
    Vedan International Holdings, Ltd...........................  1,404,000     138,050
    Victory City International Holdings, Ltd.................... 31,231,221     362,112
    Vitasoy International Holdings, Ltd.........................  2,446,000  12,316,081
#   VPower Group International Holdings, Ltd....................    558,000     201,474
    VSTECS Holdings, Ltd........................................  5,079,200   2,781,117
    VTech Holdings, Ltd.........................................    679,500   6,208,380
    Wai Kee Holdings, Ltd.......................................    300,000     203,587
*   Wan Kei Group Holdings, Ltd.................................    550,000      51,238
    Wang On Group, Ltd.......................................... 42,540,000     482,365
#*  We Solutions, Ltd...........................................  2,008,000     116,080
    WH Group, Ltd............................................... 25,073,500  29,667,290
#   Wharf Holdings, Ltd. (The)..................................  2,637,750   7,580,805
    Wharf Real Estate Investment Co., Ltd.......................    812,750   6,229,145
    Wheelock & Co., Ltd.........................................  1,404,000  10,005,485
    Win Hanverky Holdings, Ltd..................................  3,222,000     406,367
    Winfull Group Holdings, Ltd................................. 14,608,000     199,246
    Wing On Co. International, Ltd..............................    123,137     419,863
    Wing Tai Properties, Ltd....................................    462,000     350,884
*   Wonderful Sky Financial Group Holdings, Ltd.................    944,000     154,138
    Wong's Kong King International..............................    218,000      29,622
    Wynn Macau, Ltd.............................................  1,950,800   5,612,785
    Xinyi Glass Holdings, Ltd................................... 13,634,000  15,593,576
#*  Yat Sing Holdings, Ltd......................................    850,000      17,235
    Yau Lee Holdings, Ltd.......................................    134,000      25,215

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
HONG KONG -- (Continued)
    YGM Trading, Ltd............................................   103,000 $     97,386
    YT Realty Group, Ltd........................................   453,141      135,295
    YTO Express Holdings, Ltd...................................   174,000       73,826
    Yue Yuen Industrial Holdings, Ltd........................... 4,345,000   14,034,260
*   ZH International Holdings, Ltd.............................. 1,270,000       56,679
*   Zhaobangji Properties Holdings, Ltd.........................    16,000       16,344
                                                                           ------------
TOTAL HONG KONG.................................................            924,685,242
                                                                           ------------
IRELAND -- (0.5%)
    AIB Group P.L.C.............................................   455,394    2,115,701
    Bank of Ireland Group P.L.C................................. 2,565,324   16,398,868
    C&C Group P.L.C.............................................   974,695    3,693,846
    C&C Group P.L.C.............................................    24,767       93,768
*   Cairn Homes P.L.C...........................................    17,049       24,541
    CRH P.L.C...................................................   310,561   10,447,491
#   CRH P.L.C., Sponsored ADR...................................   741,583   24,954,268
    CRH P.L.C...................................................    71,685    2,406,514
    Datalex P.L.C...............................................    13,290       13,668
    FBD Holdings P.L.C..........................................    18,709      186,401
    FBD Holdings P.L.C..........................................    43,163      437,323
    Glanbia P.L.C...............................................   944,651   17,373,555
    Glanbia P.L.C...............................................    74,909    1,382,559
*   IFG Group P.L.C.............................................    70,929      172,204
*   Independent News & Media P.L.C.............................. 1,219,083      140,948
    Irish Continental Group P.L.C...............................   459,877    2,596,497
*   Kenmare Resources P.L.C.....................................       165          415
    Kerry Group P.L.C., Class A.................................    35,657    3,993,895
    Kerry Group P.L.C., Class A.................................    76,886    8,590,186
    Kingspan Group P.L.C........................................   609,977   32,068,937
    Kingspan Group P.L.C........................................    19,320    1,015,883
    Paddy Power Betfair P.L.C...................................   101,023    8,471,218
    Paddy Power Betfair P.L.C...................................    51,121    4,326,852
*   Permanent TSB Group Holdings P.L.C..........................     5,510        8,501
    Smurfit Kappa Group P.L.C...................................   823,366   24,144,659
                                                                           ------------
TOTAL IRELAND...................................................            165,058,698
                                                                           ------------
ISRAEL -- (0.7%)
*   ADO Group, Ltd..............................................    52,872    1,108,857
    Afcon Holdings, Ltd.........................................       717       39,524
*   Africa Israel Properties, Ltd...............................    47,934    1,303,252
*   Airport City, Ltd...........................................   232,959    3,868,538
*   Albaad Massuot Yitzhak, Ltd.................................       660        5,379
*   Allot, Ltd..................................................    52,301      392,467
    Alony Hetz Properties & Investments, Ltd....................    89,087    1,085,687
    Alrov Properties and Lodgings, Ltd..........................    26,267      943,499
    Amot Investments, Ltd.......................................   364,460    2,148,741
    Arad, Ltd...................................................     1,421       18,422
*   Arko Holdings, Ltd..........................................   905,544      372,957
    Ashtrom Group, Ltd..........................................    17,546      114,977
    Ashtrom Properties, Ltd.....................................   109,612      550,159
    AudioCodes, Ltd.............................................    24,278      351,029
    AudioCodes, Ltd.............................................     2,000       28,180
    Avgol Industries 1953, Ltd..................................   277,423      297,294
*   Azorim-Investment Development & Construction Co., Ltd.......   164,910      197,161
    Azrieli Group, Ltd..........................................    51,971    2,960,928
    Bank Hapoalim BM............................................ 2,558,428   18,834,662
    Bank Leumi Le-Israel BM..................................... 4,641,990   31,788,071
    Bayside Land Corp...........................................     2,558    1,254,853

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ISRAEL -- (Continued)
    Bet Shemesh Engines Holdings 1997, Ltd......................       673 $   17,080
    Bezeq The Israeli Telecommunication Corp., Ltd.............. 1,878,121  1,284,770
    Big Shopping Centers, Ltd...................................    16,529  1,157,489
    Blue Square Real Estate, Ltd................................    16,155    639,554
    Brack Capital Properties NV.................................     5,845    616,663
    Brainsway, Ltd..............................................     1,809      9,944
    Camtek, Ltd.................................................    11,798    122,684
    Carasso Motors, Ltd.........................................    39,137    188,584
*   Cellcom Israel, Ltd.........................................   330,246  1,382,838
#*  Cellcom Israel, Ltd.........................................    45,166    185,181
*   Ceragon Networks, Ltd.......................................    99,230    380,051
#*  Clal Biotechnology Industries, Ltd..........................   107,037     87,221
*   Clal Insurance Enterprises Holdings, Ltd....................   113,120  1,570,441
*   Compugen, Ltd...............................................    26,688     92,537
    Danel Adir Yeoshua, Ltd.....................................    11,451    669,006
    Delek Automotive Systems, Ltd...............................   182,984    824,237
#   Delek Group, Ltd............................................    15,886  3,025,288
#   Delta-Galil Industries, Ltd.................................    53,707  1,622,361
    Direct Insurance Financial Investments, Ltd.................    85,174    958,662
#*  El Al Israel Airlines....................................... 3,239,517    814,874
#   Elbit Systems, Ltd..........................................    34,092  4,752,410
#   Elbit Systems, Ltd..........................................     2,033    284,030
    Electra Consumer Products 1970, Ltd.........................    60,059    792,872
    Electra, Ltd................................................     8,110  2,221,204
*   Elron Electronic Industries, Ltd............................     9,727     23,761
*   Energix-Renewable Energies, Ltd.............................   317,806    561,702
#*  Enlight Renewable Energy, Ltd...............................   375,661    244,929
*   Equital, Ltd................................................   110,607  3,299,013
*   Evogene, Ltd................................................    33,343     68,411
*   First International Bank Of Israel, Ltd.....................   299,374  7,523,533
    FMS Enterprises Migun, Ltd..................................    11,436    315,716
    Formula Systems 1985, Ltd...................................    52,912  2,527,152
    Fox Wizel, Ltd..............................................    54,782  1,544,430
    Gilat Satellite Networks, Ltd...............................    66,380    592,580
    Hadera Paper, Ltd...........................................    15,841  1,134,529
#   Hamlet Israel-Canada, Ltd...................................    19,671    430,048
    Harel Insurance Investments & Financial Services, Ltd.......   834,600  6,256,494
    Hilan, Ltd..................................................    53,047  1,463,751
    IDI Insurance Co., Ltd......................................    23,794  1,111,694
    IES Holdings, Ltd...........................................       505     25,565
*   Industrial Buildings Corp., Ltd.............................   536,893    930,800
    Inrom Construction Industries, Ltd..........................   199,916    733,498
    Israel Canada T.R, Ltd......................................    92,009    104,414
    Israel Chemicals, Ltd....................................... 1,144,205  6,075,485
    Israel Discount Bank, Ltd., Class A......................... 2,198,051  8,580,482
    Israel Land Development - Urban Renewal, Ltd................     9,758     90,272
    Isras Investment Co., Ltd...................................       243     35,218
    Issta Lines, Ltd............................................     2,307     41,248
*   Kamada, Ltd.................................................    38,092    222,432
    Kenon Holdings, Ltd.........................................    38,478    755,381
    Kerur Holdings, Ltd.........................................    19,295    506,933
    Klil Industries, Ltd........................................     5,014    412,308
    Maabarot Products, Ltd......................................     1,704     19,242
#   Magic Software Enterprises, Ltd.............................    19,579    190,571
    Matrix IT, Ltd..............................................   146,682  1,955,074
    Maytronics, Ltd.............................................   144,771    983,236
    Mediterranean Towers, Ltd...................................    18,710     35,529
    Mega Or Holdings, Ltd.......................................    38,826    509,347
    Meitav Dash Investments, Ltd................................    42,991    135,094

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
ISRAEL -- (Continued)
    Melisron, Ltd...............................................     43,846 $  2,215,777
    Menora Mivtachim Holdings, Ltd..............................    145,483    1,872,729
    Migdal Insurance & Financial Holding, Ltd...................  1,800,501    1,868,492
    Minrav Holdings, Ltd........................................        262       34,219
    Mivtach Shamir Holdings, Ltd................................     16,391      296,653
#   Mizrahi Tefahot Bank, Ltd...................................    534,321   11,566,493
    Naphtha Israel Petroleum Corp., Ltd.........................    242,108    1,470,908
    Nawi Brothers, Ltd..........................................     32,353      189,580
    Neto ME Holdings, Ltd.......................................      5,431      463,581
#*  Nice, Ltd., Sponsored ADR...................................     69,691    9,607,601
*   Nova Measuring Instruments, Ltd.............................     89,747    2,512,134
    NR Spuntech Industries, Ltd.................................     38,257      106,531
*   Oil Refineries, Ltd.........................................  9,237,664    4,537,936
    OPC Energy, Ltd.............................................      7,164       47,970
    Palram Industries 1990, Ltd.................................      2,476       12,892
*   Partner Communications Co., Ltd.............................    608,421    2,750,934
*   Partner Communications Co., Ltd., ADR.......................     11,519       53,448
    Paz Oil Co., Ltd............................................     28,397    4,139,856
    Phoenix Holdings, Ltd. (The)................................    417,085    2,380,957
    Plasson Industries, Ltd.....................................     15,117      641,924
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........     27,780    1,451,700
*   Redhill Biopharma, Ltd., Sponsored ADR......................      1,200        9,432
#   Scope Metals Group, Ltd.....................................     45,312    1,209,883
#   Shapir Engineering and Industry, Ltd........................    324,090    1,167,746
#*  Shikun & Binui, Ltd.........................................  1,305,723    3,377,902
    Shufersal, Ltd..............................................    451,067    2,999,487
    Strauss Group, Ltd..........................................    110,282    2,813,200
    Summit Real Estate Holdings, Ltd............................     58,154      529,774
*   Suny Cellular Communication, Ltd............................    515,689      309,302
#   Tadiran Holdings, Ltd.......................................     13,106      362,147
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........    235,670    3,586,897
*   Tower Semiconductor, Ltd....................................    329,393    5,919,192
*   Tower Semiconductor, Ltd....................................     22,626      412,922
*   Union Bank of Israel........................................     95,255      460,496
                                                                            ------------
TOTAL ISRAEL....................................................             212,185,185
                                                                            ------------
ITALY -- (2.7%)
#*  A.S. Roma SpA...............................................    409,462      250,887
    A2A SpA.....................................................  8,928,123   14,942,424
    ACEA SpA....................................................    288,465    5,245,859
*   Aeffe SpA...................................................    131,764      436,227
    Amplifon SpA................................................    287,216    5,525,427
    Anima Holding SpA...........................................  1,296,925    5,168,781
*   Arnoldo Mondadori Editore SpA...............................    970,715    1,859,959
    Ascopiave SpA...............................................    325,085    1,399,341
    Assicurazioni Generali SpA..................................  2,476,453   48,048,240
#*  Astaldi SpA.................................................    270,013      211,170
    Atlantia SpA................................................    526,867   14,383,853
    Autogrill SpA...............................................    491,602    4,777,339
#   Azimut Holding SpA..........................................    576,854   11,664,921
    B&C Speakers SpA............................................      9,516      126,393
#*  Banca Carige SpA............................................ 17,423,174       21,496
    Banca Finnat Euramerica SpA.................................    271,040      102,423
    Banca Generali SpA..........................................    199,612    5,640,020
    Banca IFIS SpA..............................................    163,926    2,831,250
    Banca Mediolanum SpA........................................    566,195    4,158,561
#*  Banca Monte dei Paschi di Siena SpA.........................     20,323       30,883
    Banca Popolare di Sondrio SCPA..............................  1,810,173    4,927,884
    Banca Profilo SpA...........................................    963,146      180,844

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
ITALY -- (Continued)
    Banca Sistema SpA...........................................    238,055 $   448,234
#*  Banco BPM SpA...............................................  6,858,550  16,326,899
    Banco di Desio e della Brianza SpA..........................     79,813     182,211
    BasicNet SpA................................................     93,829     574,350
#   BE..........................................................    508,829     604,984
    Biesse SpA..................................................     74,766   1,666,085
#   BPER Banca..................................................  2,662,838  12,802,611
#   Brembo SpA..................................................    654,524   8,609,727
    Brunello Cucinelli SpA......................................     97,641   3,549,823
#   Buzzi Unicem SpA............................................    319,162   7,115,918
    Cairo Communication SpA.....................................    464,258   1,916,306
#   Carraro SpA.................................................    224,242     594,677
#   Cembre SpA..................................................      8,190     211,661
    Cementir Holding SpA........................................    227,374   1,651,131
    Cerved Group SpA............................................    608,585   5,947,796
    CIR-Compagnie Industriali Riunite SpA.......................  1,688,588   2,078,910
    CNH Industrial NV...........................................  1,464,786  15,924,980
    Credito Emiliano SpA........................................    334,981   1,913,708
*   Credito Valtellinese SpA.................................... 29,114,345   2,344,344
    d'Amico International Shipping SA...........................  2,153,969     219,206
    Danieli & C Officine Meccaniche SpA.........................     58,878   1,199,772
    Datalogic SpA...............................................     55,741   1,322,884
#   Davide Campari-Milano SpA...................................  1,408,398  14,207,892
    De' Longhi SpA..............................................    158,365   4,059,327
    DeA Capital SpA.............................................    567,941     988,735
    DiaSorin SpA................................................     70,370   6,879,150
    El.En. SpA..................................................     16,577     336,823
#*  Elica SpA...................................................     93,876     245,577
    Emak SpA....................................................    201,292     307,181
    Enav SpA....................................................    239,416   1,307,426
    Enel SpA....................................................  6,230,059  39,449,742
    Eni SpA.....................................................  4,051,470  69,041,664
    Eni SpA, Sponsored ADR......................................    214,005   7,261,190
*   ePrice SpA..................................................     21,483      33,671
    ERG SpA.....................................................    312,740   5,777,322
    Esprinet SpA................................................    140,348     572,229
#*  Eurotech SpA................................................    105,294     449,814
#*  Exprivia SpA................................................     87,516     118,335
    Falck Renewables SpA........................................    830,810   2,972,769
    Ferrari NV..................................................    159,399  21,619,559
    Ferrari NV..................................................        890     121,067
    Fiat Chrysler Automobiles NV................................  3,000,801  46,246,527
    Fiat Chrysler Automobiles NV................................    696,335  10,730,522
*   Fiera Milano SpA............................................     15,554      81,704
#   Fila SpA....................................................     70,161   1,089,851
*   Fincantieri SpA.............................................  1,384,702   1,695,614
#   FinecoBank Banca Fineco SpA.................................  1,489,969  19,625,771
    FNM SpA.....................................................    588,695     336,472
*   GEDI Gruppo Editoriale SpA..................................    670,978     259,260
    Gefran SpA..................................................     13,587     117,100
#   Geox SpA....................................................    272,993     508,819
    Gruppo MutuiOnline SpA......................................     88,786   1,717,689
    Hera SpA....................................................  3,962,593  14,105,838
#   IMA Industria Macchine Automatiche SpA......................     62,457   4,911,360
*   IMMSI SpA...................................................  1,354,153     803,984
    Infrastrutture Wireless Italiane SpA........................    163,803   1,357,760
*   Intek Group SpA.............................................  1,101,521     395,979
    Interpump Group SpA.........................................    276,527  10,398,590
    Intesa Sanpaolo SpA......................................... 14,126,971  37,012,894

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
ITALY -- (Continued)
    Iren SpA....................................................  2,143,966 $  5,014,439
    Italgas SpA.................................................  1,600,172    9,995,477
    Italmobiliare SpA...........................................     21,532      479,407
#*  Juventus Football Club SpA..................................  1,666,669    2,360,625
    La Doria SpA................................................     68,108      621,345
    Leonardo SpA................................................  1,363,717   15,771,128
    Maire Tecnimont SpA.........................................    693,536    2,481,628
    MARR SpA....................................................    114,152    2,772,631
    Massimo Zanetti Beverage Group SpA..........................     14,605      100,591
#*  Mediaset SpA................................................  3,331,187   11,089,847
    Mediobanca Banca di Credito Finanziario SpA.................  2,113,404   22,400,613
    Moncler SpA.................................................    405,928   16,689,432
#*  Mondo TV SpA................................................    139,146      209,457
*   Openjobmetis SpA agenzia per il lavoro......................     34,444      289,591
#*  OVS SpA.....................................................    542,029    1,131,074
    Piaggio & C SpA.............................................  2,061,543    5,696,127
    Poste Italiane SpA..........................................  1,104,637   11,805,711
    Prima Industrie SpA.........................................     30,611      693,064
    Prysmian SpA................................................    137,567    2,656,210
    RAI Way SpA.................................................    167,922      883,774
    Recordati SpA...............................................    216,541    8,749,932
    Reno de Medici SpA..........................................    674,970      534,567
    Reply SpA...................................................     59,716    3,892,523
#   Retelit SpA.................................................    308,330      527,289
#*  Rizzoli Corriere Della Sera Mediagroup SpA..................    731,602    1,063,735
    Sabaf SpA...................................................     33,323      585,250
    SAES Getters SpA............................................     45,226    1,095,117
#*  Safilo Group SpA............................................    168,046      177,951
*   Saipem SpA..................................................  1,846,415    9,365,904
#   Salini Impregilo SpA........................................    879,492    1,836,566
    Salvatore Ferragamo SpA.....................................    170,182    3,861,061
    Saras SpA...................................................  3,712,414    6,632,606
    Servizi Italia SpA..........................................     49,210      217,339
    Sesa SpA....................................................     17,279      537,956
    Snam SpA....................................................  2,165,749   11,025,578
    Societa Cattolica di Assicurazioni SC.......................  1,037,550    9,666,863
    Societa Iniziative Autostradali e Servizi SpA...............    413,215    6,813,271
#*  Sogefi SpA..................................................    389,502      617,994
    SOL SpA.....................................................    103,445    1,391,401
    Tamburi Investment Partners SpA.............................    204,540    1,457,994
    Technogym SpA...............................................    343,262    4,212,230
*   Telecom Italia SpA.......................................... 48,576,204   27,191,752
*   Telecom Italia SpA, Sponsored ADR...........................    331,845    1,831,784
    Tenaris SA..................................................    167,566    2,322,773
    Terna Rete Elettrica Nazionale SpA..........................  2,583,572   15,499,265
*   Tinexta S.p.A...............................................     21,152      269,448
#*  Tiscali SpA.................................................  6,190,063      101,517
#   Tod's SpA...................................................     54,546    2,682,497
#*  TREVI - Finanziaria Industriale SpA.........................    461,725      155,703
    TXT e-solutions SpA.........................................      2,104       22,199
#   UniCredit SpA...............................................  1,890,598   26,173,636
#   Unione di Banche Italiane SpA...............................  6,357,580   19,847,608
    Unipol Gruppo SpA...........................................  2,921,037   14,880,179
#   UnipolSai Assicurazioni SpA.................................  4,463,507   12,230,938
    Zignago Vetro SpA...........................................     96,875    1,235,851
                                                                            ------------
TOTAL ITALY.....................................................             858,136,054
                                                                            ------------
JAPAN -- (21.2%)
    77 Bank, Ltd. (The).........................................    341,174    4,895,834

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    A&A Material Corp...........................................     9,400 $    88,067
    A&D Co., Ltd................................................   102,400     839,563
    ABC-Mart, Inc...............................................    70,800   4,400,210
    Abist Co., Ltd..............................................    14,600     416,006
    Access Co., Ltd.............................................   110,300     889,270
    Achilles Corp...............................................    68,600   1,216,651
    Acom Co., Ltd...............................................   403,100   1,416,531
    AD Works Co., Ltd...........................................   931,200     285,038
    Adastria Co., Ltd...........................................   224,200   5,512,660
    ADEKA Corp..................................................   377,700   5,674,366
    Ad-sol Nissin Corp..........................................    18,100     273,173
#   Adtec Plasma Technology Co., Ltd............................    39,400     298,829
    Advan Co., Ltd..............................................    89,600     835,491
#   Advanex, Inc................................................     7,300     115,800
    Advantage Risk Management Co., Ltd..........................    24,200     200,482
    Advantest Corp..............................................    43,700   1,239,276
#   Adventure, Inc..............................................     9,200     377,174
    Aeon Co., Ltd............................................... 1,682,968  31,112,287
    Aeon Delight Co., Ltd.......................................   112,300   3,781,039
    Aeon Fantasy Co., Ltd.......................................    43,600   1,042,368
    AEON Financial Service Co., Ltd.............................   307,600   6,386,244
#   Aeon Hokkaido Corp..........................................   113,600     751,501
    Aeon Mall Co., Ltd..........................................   182,620   2,803,753
#   Aeria, Inc..................................................   100,600     554,282
#   AFC-HD AMS Life Science Co., Ltd............................     6,200      38,187
    AGC, Inc....................................................   789,600  26,939,417
#   Agro-Kanesho Co., Ltd.......................................    16,300     332,441
    AGS Corp....................................................     4,100      26,269
    Ahresty Corp................................................   112,800     647,154
    Ai Holdings Corp............................................   112,100   1,831,821
    Aica Kogyo Co., Ltd.........................................   138,400   4,801,982
    Aichi Bank, Ltd. (The)......................................    40,500   1,322,478
#   Aichi Corp..................................................   163,400   1,116,483
    Aichi Steel Corp............................................    61,000   1,873,322
    Aichi Tokei Denki Co., Ltd..................................    11,200     416,143
    Aida Engineering, Ltd.......................................   211,500   1,668,688
#*  Aiful Corp..................................................   385,200     903,769
#   Aigan Co., Ltd..............................................    66,500     157,389
#   Ain Holdings, Inc...........................................   116,100   9,235,147
    Aiphone Co., Ltd............................................    44,000     694,750
    Air Water, Inc..............................................   765,800  11,681,237
    Airport Facilities Co., Ltd.................................   102,400     507,112
    Airtech Japan, Ltd..........................................     9,000      49,790
    Aisan Industry Co., Ltd.....................................   225,400   1,527,855
    Aisin Seiki Co., Ltd........................................   431,282  16,684,103
    AIT Corp....................................................    31,000     301,672
#   Aizawa Securities Co., Ltd..................................   154,000     926,117
    Ajinomoto Co., Inc..........................................   827,700  13,391,788
#   Ajis Co., Ltd...............................................    18,400     571,685
    Akatsuki Corp...............................................    77,900     199,828
#   Akatsuki, Inc...............................................    22,000   1,002,078
*   Akebono Brake Industry Co., Ltd.............................   705,530     820,207
    Akita Bank, Ltd. (The)......................................   125,100   2,470,500
#   Albis Co., Ltd..............................................    23,700     483,983
#   Alconix Corp................................................   128,900   1,534,915
    Alfresa Holdings Corp.......................................    99,400   2,773,650
    Alinco, Inc.................................................    86,600     757,164
#   Alleanza Holdings Co., Ltd..................................    41,500     319,373
#*  Allied Telesis Holdings K.K.................................   229,600     169,309

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Alpen Co., Ltd..............................................    99,000 $ 1,539,342
    Alpha Corp..................................................    33,700     382,895
    Alpha Systems, Inc..........................................    24,520     603,988
    Alps Alpine Co., Ltd........................................   641,404  13,564,904
    Alps Logistics Co., Ltd.....................................    32,600     244,625
#   Altech Co., Ltd.............................................    30,600      63,129
    Altech Corp.................................................    59,900   1,044,769
    Amada Holdings Co., Ltd.....................................   513,100   5,751,898
    Amano Corp..................................................   205,600   5,372,881
    Amiyaki Tei Co., Ltd........................................    19,900     620,111
    Amuse, Inc..................................................    67,600   1,606,500
    ANA Holdings, Inc...........................................    55,100   1,928,319
    Anest Iwata Corp............................................   110,200     962,559
#*  Anicom Holdings, Inc........................................    34,800   1,080,051
#   Anritsu Corp................................................     3,400      59,135
    AOI Electronics Co., Ltd....................................    18,300     394,894
    AOI TYO Holdings, Inc.......................................    76,110     522,344
    AOKI Holdings, Inc..........................................   187,200   1,956,449
    Aomori Bank, Ltd. (The).....................................    80,400   2,103,115
    Aoyama Trading Co., Ltd.....................................   190,500   4,184,331
#   Aoyama Zaisan Networks Co., Ltd.............................    32,000     457,623
    Aozora Bank, Ltd............................................   203,500   4,972,223
#   Apaman Co., Ltd.............................................    44,700     302,580
    Arakawa Chemical Industries, Ltd............................    88,800   1,197,994
    Arata Corp..................................................    46,500   1,661,218
    Araya Industrial Co., Ltd...................................    17,700     250,208
    Arcland Sakamoto Co., Ltd...................................   127,200   1,653,370
    Arcland Service Holdings Co., Ltd...........................    57,800   1,029,906
    Arcs Co., Ltd...............................................   148,573   3,011,964
#   Arealink Co., Ltd...........................................    28,000     285,878
    Argo Graphics, Inc..........................................    55,800   1,147,790
    Ariake Japan Co., Ltd.......................................    25,200   1,472,556
#*  Arisawa Manufacturing Co., Ltd..............................   151,000   1,158,646
#*  Arrk Corp...................................................   246,100     230,594
    Artnature, Inc..............................................    95,700     539,401
#   ArtSpark Holdings, Inc......................................    53,300     307,293
    As One Corp.................................................    20,290   1,623,915
    Asahi Broadcasting Group Holdings Corp......................    36,800     254,714
    Asahi Co., Ltd..............................................    81,100     985,693
    Asahi Diamond Industrial Co., Ltd...........................   239,000   1,692,015
    Asahi Group Holdings, Ltd...................................   308,600  13,455,971
    Asahi Holdings, Inc.........................................   123,400   2,402,062
    Asahi Intecc Co., Ltd.......................................   143,400   7,264,495
    Asahi Kasei Corp............................................ 2,623,000  27,033,588
    Asahi Kogyosha Co., Ltd.....................................    17,800     484,421
    Asahi Net, Inc..............................................    24,500     131,855
    ASAHI YUKIZAI Corp..........................................    55,300     895,792
    Asante, Inc.................................................    13,300     259,822
    Asanuma Corp................................................    40,000     886,589
#   Asax Co., Ltd...............................................     6,600      31,559
    Ashimori Industry Co., Ltd..................................    24,900     362,270
    Asia Pile Holdings Corp.....................................   138,100     751,326
    Asics Corp..................................................   225,400   2,776,877
    ASKA Pharmaceutical Co., Ltd................................   120,800   1,262,770
    Astellas Pharma, Inc........................................ 1,430,400  19,373,151
#   Asti Corp...................................................    30,599     550,250
#   Asukanet Co., Ltd...........................................    29,400     422,431
    Asunaro Aoki Construction Co., Ltd..........................    66,000     513,325
#   Ateam, Inc..................................................    47,900     717,194

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
#   Atom Corp................................................... 335,100 $ 2,900,040
*   Atrae, Inc..................................................  23,100     708,268
    Atsugi Co., Ltd.............................................  87,800     740,864
    Autobacs Seven Co., Ltd..................................... 202,800   3,536,826
#   Aval Data Corp..............................................  13,400     231,089
    Avex, Inc................................................... 221,900   2,812,025
    Awa Bank, Ltd. (The)........................................ 164,900   4,151,360
*   Axell Corp..................................................  33,900     159,593
    Axial Retailing, Inc........................................  85,500   2,547,007
    Azbil Corp.................................................. 261,400   6,291,839
    Bandai Namco Holdings, Inc.................................. 240,800  11,544,155
    Bando Chemical Industries, Ltd.............................. 153,800   1,499,328
    Bank of Iwate, Ltd. (The)...................................  81,500   2,347,151
    Bank of Kochi, Ltd. (The)...................................  16,800     124,735
    Bank of Kyoto, Ltd. (The)................................... 148,911   6,452,988
    Bank of Nagoya, Ltd. (The)..................................  72,699   2,357,546
    Bank of Okinawa, Ltd. (The).................................  97,640   3,037,948
    Bank of Saga, Ltd. (The).................................... 117,600   1,862,543
    Bank of the Ryukyus, Ltd.................................... 116,300   1,259,082
#   Baroque Japan, Ltd..........................................  83,900     726,299
    BayCurrent Consulting, Inc..................................  55,700   2,018,414
    Beenos, Inc.................................................  51,700     658,125
    Belc Co., Ltd...............................................  54,538   2,444,701
    Bell System24 Holdings, Inc................................. 163,300   2,382,375
    Belluna Co., Ltd............................................ 221,100   1,668,358
    Benefit One, Inc............................................ 243,200   5,086,026
    Benesse Holdings, Inc.......................................  65,900   1,821,993
#*  Bengo4.com, Inc.............................................  27,100   1,058,666
    Bic Camera, Inc............................................. 423,300   4,540,433
    BML, Inc.................................................... 137,700   3,890,708
#   Bookoff Group Holdings, Ltd.................................  40,200     309,113
    Bourbon Corp................................................   2,100      35,420
#   BP Castrol K.K..............................................  23,900     313,042
#   Br Holdings Corp............................................ 108,500     311,334
#*  BrainPad, Inc...............................................  17,600     985,928
    Bridgestone Corp............................................ 891,500  35,366,139
    Broadleaf Co., Ltd.......................................... 303,600   1,564,371
    BRONCO BILLY Co., Ltd.......................................  40,300     838,130
    Brother Industries, Ltd..................................... 659,600  13,023,779
    Bunka Shutter Co., Ltd...................................... 241,900   1,784,591
    C Uyemura & Co., Ltd........................................   5,200     321,281
    CAC Holdings Corp...........................................  68,900     984,616
    Calbee, Inc.................................................  95,400   2,641,659
#   Can Do Co., Ltd.............................................  62,200     954,461
#   Canare Electric Co., Ltd....................................   4,400      76,396
    Canon Electronics, Inc......................................  87,400   1,440,331
    Canon Marketing Japan, Inc.................................. 157,000   3,406,572
#   Canon, Inc., Sponsored ADR..................................  57,577   1,593,731
    Canon, Inc.................................................. 470,934  13,067,506
    Capcom Co., Ltd............................................. 428,000   9,657,258
    Career Design Center Co., Ltd...............................  27,400     362,664
#   Carlit Holdings Co., Ltd....................................  83,400     639,484
#   Carta Holdings, Inc.........................................  62,700     673,718
    Casio Computer Co., Ltd..................................... 472,600   5,952,963
    Cawachi, Ltd................................................  77,500   1,372,198
#   C'BON COSMETICS Co., Ltd....................................   2,100      47,905
    CDS Co., Ltd................................................   1,300      15,168
#   Central Automotive Products, Ltd............................  23,900     365,437
    Central Glass Co., Ltd...................................... 165,000   3,856,057

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Central Japan Railway Co....................................    55,200 $11,870,172
#   Central Security Patrols Co., Ltd...........................    22,200   1,053,068
    Central Sports Co., Ltd.....................................    42,200   1,193,110
    Ceres, Inc..................................................     7,900     150,797
#*  Change, Inc.................................................     6,800     230,929
    Chiba Bank, Ltd. (The)......................................   967,263   5,080,475
    Chiba Kogyo Bank, Ltd. (The)................................   301,800     778,046
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H......    16,000     179,352
    CHIMNEY Co., Ltd............................................    18,300     444,770
    Chino Corp..................................................    28,000     329,224
    Chiyoda Co., Ltd............................................    52,400     830,366
    Chiyoda Integre Co., Ltd....................................    47,200     882,227
    Chofu Seisakusho Co., Ltd...................................   104,700   2,210,599
    Chori Co., Ltd..............................................    44,200     659,875
    Chubu Electric Power Co., Inc...............................   389,700   5,666,836
    Chubu Shiryo Co., Ltd.......................................    92,800   1,027,598
    Chudenko Corp...............................................   145,400   2,977,104
    Chuetsu Pulp & Paper Co., Ltd...............................   126,111   1,592,715
    Chugai Pharmaceutical Co., Ltd..............................    29,300   1,858,100
    Chugai Ro Co., Ltd..........................................    25,400     424,739
#   Chugoku Bank, Ltd. (The)....................................   458,500   4,439,862
#   Chugoku Electric Power Co., Inc. (The)......................   411,500   4,913,147
#   Chugoku Marine Paints, Ltd..................................   277,200   2,624,936
    Chukyo Bank, Ltd. (The).....................................    44,300     873,945
#   Chuo Gyorui Co., Ltd........................................     3,800      96,261
    Chuo Spring Co., Ltd........................................     6,000     158,421
    CI Takiron Corp.............................................   185,700   1,122,724
    Citizen Watch Co., Ltd...................................... 1,195,850   6,742,474
    CKD Corp....................................................   291,100   3,385,751
#   CK-San-Etsu Co., Ltd........................................    13,200     343,623
    Cleanup Corp................................................    84,100     470,559
    CMIC Holdings Co., Ltd......................................    90,900   1,340,089
#   CMK Corp....................................................   228,800   1,588,279
    Coca-Cola Bottlers Japan Holdings, Inc......................   162,652   4,016,212
    cocokara fine, Inc..........................................    59,820   2,381,745
    Coco's Japan Co., Ltd.......................................    19,100     325,673
#   COLOPL, Inc.................................................   138,400     842,487
    Colowide Co., Ltd...........................................   219,300   4,405,588
    Computer Engineering & Consulting, Ltd......................    98,400   1,948,487
    Computer Institute of Japan, Ltd............................    40,900     336,629
    COMSYS Holdings Corp........................................   261,394   6,877,107
    Comture Corp................................................    38,500   1,327,278
    Concordia Financial Group, Ltd.............................. 1,770,887   6,913,716
    CONEXIO Corp................................................   107,000   1,328,630
*   COOKPAD, Inc................................................   166,000     404,641
#   Core Corp...................................................    13,600     163,730
    Corona Corp.................................................    63,900     603,722
#   Cosel Co., Ltd..............................................    66,600     715,640
    Cosmo Energy Holdings Co., Ltd..............................   366,200   7,562,267
#   Cosmos Initia Co., Ltd......................................    55,900     282,340
    Cosmos Pharmaceutical Corp..................................    15,400   2,461,854
    Cota Co., Ltd...............................................    31,051     350,150
#   CRE, Inc....................................................    55,200     479,991
    Create Medic Co., Ltd.......................................    13,200     115,051
    Create Restaurants Holdings, Inc............................   159,500   1,914,228
    Create SD Holdings Co., Ltd.................................    80,800   1,868,841
    Credit Saison Co., Ltd......................................   388,900   4,975,807
#   Creek & River Co., Ltd......................................    37,900     418,723
#   Cresco, Ltd.................................................    35,300   1,075,183

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
*   CRI Middleware Co., Ltd.....................................     6,400 $   199,525
#   Cross Plus, Inc.............................................     1,300       7,433
    CTI Engineering Co., Ltd....................................    60,600     832,872
    CTS Co., Ltd................................................    95,600     584,542
    Cube System, Inc............................................     4,200      29,828
    CyberAgent, Inc.............................................   201,500   8,076,965
#*  Cyberstep, Inc..............................................    15,700     149,989
    Cybozu, Inc.................................................    80,400     764,070
    Dai Nippon Printing Co., Ltd................................   393,800   9,348,037
    Dai Nippon Toryo Co., Ltd...................................   129,600   1,224,706
    Daibiru Corp................................................   214,000   1,897,751
    Daicel Corp................................................. 1,220,900  13,696,851
    Dai-Dan Co., Ltd............................................    63,300   1,407,026
    Daido Kogyo Co., Ltd........................................    33,200     259,270
    Daido Metal Co., Ltd........................................   242,600   1,529,451
    Daido Steel Co., Ltd........................................   153,700   6,271,041
    Daidoh, Ltd.................................................    91,600     265,983
    Daifuku Co., Ltd............................................   164,600  10,126,302
    Daihatsu Diesel Manufacturing Co., Ltd......................    64,200     374,139
    Daihen Corp.................................................    92,600   2,592,001
    Daiho Corp..................................................    94,800   2,542,726
    Dai-Ichi Cutter Kogyo K.K...................................    13,300     217,391
    Daiichi Jitsugyo Co., Ltd...................................    41,700   1,287,303
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................   119,700     923,245
    Dai-ichi Life Holdings, Inc.................................   911,588  13,158,600
    Daiichi Sankyo Co., Ltd.....................................    51,300   2,536,499
    Dai-ichi Seiko Co., Ltd.....................................    38,200     391,948
    Daiichikosho Co., Ltd.......................................   119,800   5,869,603
    Daiken Corp.................................................    72,500   1,370,492
    Daiken Medical Co., Ltd.....................................    59,100     303,182
#   Daiki Aluminium Industry Co., Ltd...........................   200,000   1,167,290
#   Daiki Axis Co., Ltd.........................................    21,800     168,917
    Daikin Industries, Ltd......................................   105,900  13,483,132
#   Daiko Denshi Tsushin, Ltd...................................    17,000     108,357
    Daikoku Denki Co., Ltd......................................    46,600     635,899
    Daikokutenbussan Co., Ltd...................................    46,900   1,609,838
*   Daikokuya Holdings Co., Ltd.................................   201,500      56,473
    Daikyonishikawa Corp........................................   267,400   2,696,956
    Dainichi Co., Ltd...........................................    35,200     211,328
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......    62,400   1,817,603
#   Daio Paper Corp.............................................   399,800   4,628,679
    Daiohs Corp.................................................     2,100      26,384
    Daiseki Co., Ltd............................................    82,325   2,261,639
    Daiseki Eco. Solution Co., Ltd..............................    21,400     116,733
    Daishi Hokuetsu Financial Group, Inc........................   174,900   5,147,592
#   Daishinku Corp..............................................    48,400     460,831
    Daisue Construction Co., Ltd................................    43,100     359,705
    Daisyo Corp.................................................     9,200     129,105
    Daito Bank, Ltd. (The)......................................    28,200     159,432
    Daito Pharmaceutical Co., Ltd...............................    72,200   2,332,042
    Daito Trust Construction Co., Ltd...........................    49,200   6,588,046
#   Daitron Co., Ltd............................................    28,100     420,081
    Daiwa House Industry Co., Ltd...............................   980,400  27,480,119
    Daiwa Industries, Ltd.......................................   140,100   1,636,346
    Daiwa Securities Group, Inc................................. 2,497,600  11,625,906
    Daiwabo Holdings Co., Ltd...................................   118,000   6,038,742
#   DCM Holdings Co., Ltd.......................................   473,880   4,697,185
    DD Holdings Co., Ltd........................................    16,800     282,546
#   Dear Life Co., Ltd..........................................   139,000     527,566

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Delica Foods Holdings Co., Ltd..............................   7,300 $    91,983
    DeNA Co., Ltd............................................... 241,700   3,774,578
    Denka Co., Ltd.............................................. 432,300  13,053,448
    Denki Kogyo Co., Ltd........................................  45,300   1,328,527
    Densan System Co., Ltd......................................  29,600     854,365
    Denso Corp.................................................. 266,300  11,635,977
    Dentsu, Inc................................................. 200,200   8,192,223
    Denyo Co., Ltd..............................................  70,100     891,067
    Descente, Ltd...............................................  67,600   1,432,009
    Dexerials Corp.............................................. 339,900   2,150,502
    DIC Corp.................................................... 427,000  12,542,491
    Digital Arts, Inc...........................................  42,400   3,661,073
#   Digital Hearts Holdings Co., Ltd............................  56,200     631,896
    Digital Information Technologies Corp.......................  34,900     479,179
#   Dip Corp.................................................... 119,200   1,821,976
    Disco Corp..................................................  34,600   5,987,418
    DKK-Toa Corp................................................   1,800      13,254
    DKS Co., Ltd................................................  48,300   1,577,777
#   DMG Mori Co., Ltd........................................... 556,300   8,021,937
    DMW Corp....................................................     900      17,374
    Doshisha Co., Ltd...........................................  73,000   1,167,758
#   Double Standard, Inc........................................   8,200     378,604
    Doutor Nichires Holdings Co., Ltd........................... 107,523   2,050,906
    Dowa Holdings Co., Ltd...................................... 261,800   8,536,583
    DSB Co., Ltd................................................  49,300     198,225
    DTS Corp.................................................... 113,900   4,034,072
    Duskin Co., Ltd............................................. 175,200   4,323,789
    Dvx, Inc....................................................  31,200     257,804
    DyDo Group Holdings, Inc....................................  42,200   1,886,893
    Dynic Corp..................................................   7,899      52,141
    Eagle Industry Co., Ltd..................................... 170,400   1,952,690
    Earth Corp..................................................  35,000   1,605,146
    East Japan Railway Co....................................... 117,000  11,026,295
#   EAT&Co, Ltd.................................................  16,500     243,266
    Ebara Corp.................................................. 288,400   8,876,039
    Ebara Jitsugyo Co., Ltd.....................................  23,800     447,803
    Eco's Co., Ltd..............................................  45,800     606,615
    EDION Corp.................................................. 398,300   3,377,616
    EF-ON, Inc.................................................. 119,739     900,262
    eGuarantee, Inc............................................. 102,900   1,100,701
#   E-Guardian, Inc.............................................  35,500     677,374
    Ehime Bank, Ltd. (The)...................................... 143,798   1,367,993
    Eidai Co., Ltd..............................................  76,700     283,542
    Eiken Chemical Co., Ltd.....................................  81,600   1,467,631
    Eisai Co., Ltd..............................................  16,400     954,983
    Eizo Corp...................................................  56,000   2,152,257
#   Elan Corp...................................................  47,600     726,015
    Elecom Co., Ltd.............................................  60,600   2,033,371
    Electric Power Development Co., Ltd.........................  78,400   1,822,442
    Elematec Corp...............................................  26,903     495,030
#   EM Systems Co., Ltd......................................... 107,100   1,445,722
    Endo Lighting Corp.......................................... 102,000     748,015
*   Enigmo, Inc.................................................  43,200   1,154,137
    en-japan, Inc...............................................  98,500   3,207,638
#   Enomoto Co., Ltd............................................  24,600     203,249
    Enplas Corp.................................................  35,600   1,008,846
#   Enshu, Ltd..................................................  24,700     264,777
    Ensuiko Sugar Refining Co., Ltd.............................  11,600      24,200
#   EPCO Co., Ltd...............................................  10,500      91,945

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    EPS Holdings, Inc...........................................   184,300 $ 3,304,221
#   eRex Co., Ltd...............................................   128,400   1,173,697
#   ES-Con Japan, Ltd...........................................   262,900   1,873,309
    ESCRIT, Inc.................................................    59,100     339,240
*   Escrow Agent Japan, Inc.....................................    88,100     238,636
    ESPEC Corp..................................................    73,200   1,446,190
    Excel Co., Ltd..............................................    30,300     537,119
    Exedy Corp..................................................   165,500   3,792,459
    Ezaki Glico Co., Ltd........................................    19,300   1,018,555
    F&M Co., Ltd................................................     4,300      46,733
    F@N Communications, Inc.....................................   219,100   1,345,106
    Faith, Inc..................................................    25,880     199,302
    FALCO HOLDINGS Co., Ltd.....................................    32,800     420,462
    FamilyMart UNY Holdings Co., Ltd............................   151,948   4,051,932
    FANUC Corp..................................................    35,400   6,650,790
    Fast Retailing Co., Ltd.....................................    41,800  24,185,077
    FCC Co., Ltd................................................   204,500   4,234,330
*   FDK Corp....................................................    32,400     313,859
    Feed One Co., Ltd...........................................   688,740   1,059,449
    Felissimo Corp..............................................     1,200      10,733
#   Fenwal Controls of Japan, Ltd...............................     3,500      48,814
#   Ferrotec Holdings Corp......................................   246,300   2,755,150
#*  FFRI, Inc...................................................    14,200     414,617
    FIDEA Holdings Co., Ltd..................................... 1,012,100   1,192,333
    Fields Corp.................................................    80,000     564,464
    Financial Products Group Co., Ltd...........................   254,300   2,188,533
#   FINDEX, Inc.................................................    57,400     432,520
*   First Baking Co., Ltd.......................................     1,200      10,821
#   First Brothers Co., Ltd.....................................    43,900     460,921
    First Juken Co., Ltd........................................    29,600     323,549
#   First-corp, Inc.............................................    27,500     229,880
*   FIRSTLOGIC, Inc.............................................     1,400       7,401
#   Fixstars Corp...............................................    73,100     965,891
    FJ Next Co., Ltd............................................    90,600     726,253
    Foster Electric Co., Ltd....................................   162,200   2,529,099
    FP Corp.....................................................   100,200   6,105,001
    France Bed Holdings Co., Ltd................................    96,300     793,243
#   Freebit Co., Ltd............................................    86,700     881,256
#   Freund Corp.................................................    40,900     295,511
    F-Tech, Inc.................................................    82,500     655,529
#   FTGroup Co., Ltd............................................    48,500     591,720
    Fudo Tetra Corp.............................................    91,620   1,260,447
    Fuji Co., Ltd...............................................    91,100   1,519,081
#   Fuji Corp...................................................   229,500   3,469,158
#   Fuji Corp...................................................    33,600     678,191
    Fuji Corp., Ltd.............................................   111,900     845,518
    Fuji Die Co., Ltd...........................................    33,800     193,538
    Fuji Electric Co., Ltd......................................   389,200  13,797,529
    Fuji Furukawa Engineering & Construction Co., Ltd...........     2,000      33,342
    Fuji Kosan Co., Ltd.........................................    11,000      69,295
#   Fuji Kyuko Co., Ltd.........................................    77,200   2,925,927
    Fuji Media Holdings, Inc....................................   140,100   1,885,423
    Fuji Oil Co., Ltd...........................................   354,400     886,960
    Fuji Oil Holdings, Inc......................................   267,000   8,576,410
    Fuji Pharma Co., Ltd........................................    56,200     853,016
    Fuji Seal International, Inc................................   194,400   6,798,422
    Fuji Soft, Inc..............................................    75,200   2,974,477
    Fujibo Holdings, Inc........................................    59,200   1,472,707
    Fujicco Co., Ltd............................................    70,100   1,386,307

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    FUJIFILM Holdings Corp......................................   162,275 $ 7,580,882
#   Fujikura Composites, Inc....................................   104,000     446,507
    Fujikura Kasei Co., Ltd.....................................   108,400     593,377
    Fujikura, Ltd............................................... 1,666,000   6,874,150
    Fujimi, Inc.................................................    56,800   1,322,403
    Fujimori Kogyo Co., Ltd.....................................    83,800   2,451,310
#   Fujio Food System Co., Ltd..................................    25,200     659,244
#   Fujisash Co., Ltd...........................................   461,100     357,482
    Fujishoji Co., Ltd..........................................    28,900     248,779
#   Fujita Kanko, Inc...........................................    43,899   1,085,572
    Fujitec Co., Ltd............................................   177,800   2,183,737
    Fujitsu Frontech, Ltd.......................................    60,000     572,695
    Fujitsu General, Ltd........................................   341,900   4,992,611
    Fujitsu, Ltd................................................   453,629  33,303,000
    Fujiya Co., Ltd.............................................    31,700     588,767
#   FuKoKu Co., Ltd.............................................    38,000     281,920
    Fukuda Corp.................................................    25,300     999,826
    Fukuda Denshi Co., Ltd......................................     6,100     425,364
    Fukui Bank, Ltd. (The)......................................    96,400   1,407,493
    Fukui Computer Holdings, Inc................................    27,900     561,054
    Fukuoka Financial Group, Inc................................   286,004   6,675,982
*   Fukushima Bank, Ltd. (The)..................................   127,100     366,504
    Fukushima Industries Corp...................................    66,100   2,291,843
    Fukuyama Transporting Co., Ltd..............................   107,300   4,133,945
#*  Full Speed, Inc.............................................    16,500      80,260
    FULLCAST Holdings Co., Ltd..................................    75,400   1,662,831
#   Fumakilla, Ltd..............................................    27,501     363,083
#*  Funai Electric Co., Ltd.....................................   102,300     740,298
    Funai Soken Holdings, Inc...................................   111,420   2,890,622
    Furukawa Battery Co., Ltd. (The)............................    78,000     467,638
    Furukawa Co., Ltd...........................................   135,600   1,691,202
    Furukawa Electric Co., Ltd..................................   466,590  12,315,612
    Furuno Electric Co., Ltd....................................   121,000   1,019,591
    Furusato Industries, Ltd....................................    34,800     510,151
#   Furuya Metal Co., Ltd.......................................    10,200     442,593
    Furyu Corp..................................................    93,700     848,798
    Fuso Chemical Co., Ltd......................................   109,900   1,966,890
    Fuso Pharmaceutical Industries, Ltd.........................    31,299     694,260
    Futaba Corp.................................................   199,700   3,244,845
    Futaba Industrial Co., Ltd..................................   382,100   2,410,267
    Future Corp.................................................   117,300   1,960,805
    Fuyo General Lease Co., Ltd.................................   113,600   5,673,977
    G-7 Holdings, Inc...........................................    43,300     979,286
    Gakken Holdings Co., Ltd....................................    14,800     693,166
#   Gakkyusha Co., Ltd..........................................    25,700     296,049
    GCA Corp....................................................    33,300     245,602
    Gecoss Corp.................................................    72,100     647,829
#   Genki Sushi Co., Ltd........................................    19,900     774,504
#   Genky DrugStores Co., Ltd...................................    40,300     946,311
#   Geo Holdings Corp...........................................   214,400   2,921,357
    Geomatec Co., Ltd...........................................     9,500      63,060
    Geostr Corp.................................................    82,200     286,946
#   Gfoot Co., Ltd..............................................    42,300     245,053
    Giken, Ltd..................................................    79,700   2,498,845
#   GL Sciences, Inc............................................    30,400     470,779
#   Global, Ltd. (The)..........................................    32,900     159,149
    GLOBERIDE, Inc..............................................    55,199   1,593,904
    Glory, Ltd..................................................   189,145   4,775,687
    GMO Cloud K.K...............................................    14,000     527,102

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    GMO Financial Holdings, Inc.................................    85,600 $   459,880
    GMO internet, Inc...........................................   257,800   4,001,421
#   GMO Payment Gateway, Inc....................................    73,400   5,853,023
    Godo Steel, Ltd.............................................    49,300     769,463
#   Gokurakuyu Holdings Co., Ltd................................    52,900     275,282
    Goldcrest Co., Ltd..........................................    89,230   1,175,929
#   Goldwin, Inc................................................    28,300   4,525,466
#   Golf Digest Online, Inc.....................................    72,200     426,256
#   Good Com Asset Co., Ltd.....................................       900      12,274
    Grandy House Corp...........................................    68,600     276,497
    Gree, Inc...................................................   223,300     871,484
    Greens Co., Ltd.............................................     3,700      50,967
#   GS Yuasa Corp...............................................   394,799   7,932,231
    GSI Creos Corp..............................................    27,800     292,427
    G-Tekt Corp.................................................   121,100   1,727,618
    Gun-Ei Chemical Industry Co., Ltd...........................    20,300     499,812
    GungHo Online Entertainment, Inc............................   793,100   2,474,383
    Gunma Bank, Ltd. (The)......................................   921,401   3,653,956
#*  Gunosy, Inc.................................................    46,700     700,319
    Gunze, Ltd..................................................    61,500   2,619,350
    Gurunavi, Inc...............................................   227,200   1,266,794
    H2O Retailing Corp..........................................   283,260   3,608,782
#   HABA Laboratories, Inc......................................     8,500     569,996
    Hachijuni Bank, Ltd. (The).................................. 1,087,200   4,376,135
#   Hagihara Industries, Inc....................................    44,600     582,992
    Hagiwara Electric Holdings Co., Ltd.........................    31,000     861,151
#   Hagoromo Foods Corp.........................................     1,500      35,332
    Hakudo Co., Ltd.............................................    35,800     498,186
    Hakuhodo DY Holdings, Inc...................................   314,000   5,309,085
    Hakuto Co., Ltd.............................................    68,200     739,979
#   Hakuyosha Co., Ltd..........................................     1,000      27,069
    Halows Co., Ltd.............................................    23,700     469,293
    Hamakyorex Co., Ltd.........................................    92,100   3,408,292
    Hamamatsu Photonics KK......................................    86,200   3,508,463
#   Hamee Corp..................................................    21,400     148,783
    Hankyu Hanshin Holdings, Inc................................   431,600  16,136,243
    Hanwa Co., Ltd..............................................   159,200   4,588,686
    Happinet Corp...............................................    68,100     809,690
#   Harada Industry Co., Ltd....................................    55,100     409,235
    Hard Off Corp. Co., Ltd.....................................    37,500     254,938
    Harima Chemicals Group, Inc.................................    59,400     586,534
#   Harmonic Drive Systems, Inc.................................    29,200   1,162,559
#   Haruyama Holdings, Inc......................................    22,600     170,182
    Haseko Corp................................................. 1,359,100  16,436,911
    Havix Corp..................................................     6,500      38,506
    Hayashikane Sangyo Co., Ltd.................................    34,299     179,535
    Hazama Ando Corp............................................ 1,151,680   7,744,490
    Heiwa Corp..................................................   232,100   4,624,855
    Heiwa Real Estate Co., Ltd..................................   161,600   3,117,311
    Heiwado Co., Ltd............................................   151,500   2,791,450
#   Helios Techno Holdings Co., Ltd.............................   126,800     749,611
    Hibino Corp.................................................    21,900     471,918
    Hibiya Engineering, Ltd.....................................    94,600   1,584,227
    Hiday Hidaka Corp...........................................    72,067   1,313,259
    Hikari Tsushin, Inc.........................................    22,900   4,245,860
    HI-LEX Corp.................................................    37,900     702,243
#   Himaraya Co., Ltd...........................................    15,100     116,781
    Hino Motors, Ltd............................................   703,900   6,673,309
    Hinokiya Group Co., Ltd.....................................    35,400     725,467

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Hioki EE Corp...............................................    24,000 $   866,268
#   Hirakawa Hewtech Corp.......................................    50,200     626,328
#   Hiramatsu, Inc..............................................   176,700     543,226
#   Hirano Tecseed Co., Ltd.....................................    35,300     592,951
#   Hirata Corp.................................................    50,900   3,509,522
    Hirose Electric Co., Ltd....................................    11,025   1,277,795
*   Hirose Tusyo, Inc...........................................     3,400      54,848
    Hiroshima Bank, Ltd. (The)..................................   656,700   3,542,327
    Hiroshima Gas Co., Ltd......................................   109,500     349,837
    HIS Co., Ltd................................................   186,476   5,956,195
    Hisaka Works, Ltd...........................................    89,300     792,698
    Hisamitsu Pharmaceutical Co., Inc...........................     6,800     289,238
    Hitachi Capital Corp........................................   419,800   9,775,406
#   Hitachi Chemical Co., Ltd...................................   284,300   7,582,806
    Hitachi Construction Machinery Co., Ltd.....................   308,200   8,276,269
    Hitachi High-Technologies Corp..............................   118,400   5,277,319
    Hitachi Metals, Ltd.........................................   729,630   8,433,661
    Hitachi Transport System, Ltd...............................   215,800   5,984,345
    Hitachi Zosen Corp..........................................   786,500   2,437,722
    Hitachi, Ltd................................................ 1,846,885  61,424,117
    Hitachi, Ltd., ADR..........................................    86,823   5,784,582
    HITO Communications Holdings................................    28,300     479,119
    Hochiki Corp................................................    81,700     932,036
#   Hoden Seimitsu Kako Kenkyusho Co., Ltd......................    14,900     136,193
    Hodogaya Chemical Co., Ltd..................................    28,900     794,147
    Hogy Medical Co., Ltd.......................................    63,600   2,082,166
    Hokkaido Electric Power Co., Inc............................   595,300   3,338,799
    Hokkaido Gas Co., Ltd.......................................    41,200     528,365
    Hokkan Holdings, Ltd........................................    38,100     630,921
    Hokko Chemical Industry Co., Ltd............................   107,200     505,142
    Hokkoku Bank, Ltd. (The)....................................   109,500   3,379,023
    Hokuetsu Corp...............................................   609,395   3,324,244
    Hokuetsu Industries Co., Ltd................................   111,800   1,214,619
    Hokuhoku Financial Group, Inc...............................   408,100   4,501,117
    Hokuriku Electric Industry Co., Ltd.........................    29,300     281,995
#*  Hokuriku Electric Power Co..................................   520,600   3,871,167
    Hokuriku Electrical Construction Co., Ltd...................    14,100     115,745
    Hokuto Corp.................................................   101,500   1,746,932
    Honda Motor Co., Ltd., Sponsored ADR........................   409,923  11,432,752
    Honda Motor Co., Ltd........................................ 2,640,923  73,689,493
    Honda Tsushin Kogyo Co., Ltd................................    69,800     349,712
    H-One Co., Ltd..............................................   122,400   1,054,770
    Honeys Holdings Co., Ltd....................................    70,330     649,320
#   Honshu Chemical Industry Co., Ltd...........................    17,400     188,669
#   Hoosiers Holdings...........................................   194,200   1,153,179
    Horiba, Ltd.................................................   169,400  10,260,079
    Hoshizaki Corp..............................................    29,300   1,899,593
    Hosiden Corp................................................   255,000   2,439,477
    Hosokawa Micron Corp........................................    41,300   1,949,751
#*  Hotland Co., Ltd............................................    34,500     474,634
#   House Do Co., Ltd...........................................    22,100     276,317
    House Foods Group, Inc......................................   125,900   5,079,820
    Howa Machinery, Ltd.........................................    51,700     450,618
    Hoya Corp...................................................   240,500  16,985,942
    HUB Co., Ltd................................................    14,200     154,358
    Hulic Co., Ltd..............................................   132,800   1,145,687
    Hurxley Corp................................................     3,300      31,361
    Hyakugo Bank, Ltd. (The).................................... 1,203,600   3,893,416
    Hyakujushi Bank, Ltd. (The).................................   112,200   2,338,015

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
#   I K K, Inc..................................................    55,400 $   366,158
#   I.K Co., Ltd................................................    19,200      98,175
    Ibiden Co., Ltd.............................................   488,405   8,762,638
    IBJ Leasing Co., Ltd........................................   164,700   3,874,085
    IBJ, Inc....................................................    70,000     567,904
    Ichibanya Co., Ltd..........................................    36,532   1,497,124
    Ichigo, Inc................................................. 1,140,700   3,684,464
    Ichiken Co., Ltd............................................    36,100     633,360
    Ichikoh Industries, Ltd.....................................   297,900   1,866,248
    Ichinen Holdings Co., Ltd...................................   123,572   1,349,469
    Ichiyoshi Securities Co., Ltd...............................   218,900   1,595,440
    Icom, Inc...................................................    44,900     842,399
    ID Holdings Corp............................................    18,750     227,366
    Idec Corp...................................................   149,100   3,043,536
    Idemitsu Kosan Co., Ltd.....................................   853,691  27,738,119
#   IDOM, Inc...................................................   458,000   1,115,319
#   Ihara Science Corp..........................................    32,500     371,245
    IHI Corp....................................................   437,000  10,432,687
    Iida Group Holdings Co., Ltd................................   254,696   4,315,941
    Iino Kaiun Kaisha, Ltd......................................   400,300   1,397,660
    IJTT Co., Ltd...............................................    96,460     518,800
    Ikegami Tsushinki Co., Ltd..................................    24,500     258,028
#   IMAGICA GROUP, Inc..........................................    74,900     385,601
    Imasen Electric Industrial..................................    88,300     830,230
#   Imuraya Group Co., Ltd......................................    12,300     270,843
    Inaba Denki Sangyo Co., Ltd.................................    72,700   2,961,667
    Inaba Seisakusho Co., Ltd...................................    42,100     536,768
    Inabata & Co., Ltd..........................................   204,200   2,806,624
    Inageya Co., Ltd............................................    50,200     601,462
    Ines Corp...................................................    71,500     893,062
    I-Net Corp..................................................    61,310     733,546
#   Infocom Corp................................................   138,000   2,653,872
#   Infomart Corp...............................................   348,400   5,068,976
    Information Services International-Dentsu, Ltd..............    52,800   1,813,758
    Innotech Corp...............................................    65,600     588,748
    Inpex Corp.................................................. 1,080,900  10,515,877
#   Insource Co., Ltd...........................................    30,800     648,336
    Intage Holdings, Inc........................................   202,200   1,703,427
    Intelligent Wave, Inc.......................................    13,700      91,341
#   Inter Action Corp...........................................    28,900     499,247
    Internet Initiative Japan, Inc..............................   175,700   3,566,038
    Interworks, Inc.............................................     3,700      22,319
#   Inui Global Logistics Co., Ltd..............................    71,300     561,166
    I-O Data Device, Inc........................................    34,800     371,142
#   IR Japan Holdings, Ltd......................................    30,200     521,302
    Iriso Electronics Co., Ltd..................................    83,700   4,356,103
#   I'rom Group Co., Ltd........................................    19,300     322,451
#   Ise Chemicals Corp..........................................     5,600     171,651
    Iseki & Co., Ltd............................................    95,000   1,486,726
#   Isetan Mitsukoshi Holdings, Ltd.............................   582,840   5,555,979
    Ishihara Sangyo Kaisha, Ltd.................................   220,600   2,479,343
#   Ishii Hyoki Co., Ltd........................................    16,800      94,968
    Ishii Iron Works Co., Ltd...................................     2,900      51,801
#*  Ishikawa Seisakusho, Ltd....................................     3,600      48,048
    Ishizuka Glass Co., Ltd.....................................     8,799     154,917
#   Isolite Insulating Products Co., Ltd........................    71,700     330,287
#   Istyle, Inc.................................................   134,800     961,689
    Isuzu Motors, Ltd........................................... 1,294,507  18,644,449
#*  ITbook Holdings Co., Ltd....................................    47,700     152,324

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
JAPAN -- (Continued)
#*  Itfor, Inc..................................................     67,800 $   569,373
    ITmedia, Inc................................................      5,500      22,640
#   Ito En, Ltd.................................................     77,700   3,876,614
    ITOCHU Corp.................................................    831,700  15,006,736
    Itochu Enex Co., Ltd........................................    290,300   2,376,977
    Itochu Techno-Solutions Corp................................    183,800   4,516,895
    Itochu-Shokuhin Co., Ltd....................................     17,400     732,812
    Itoham Yonekyu Holdings, Inc................................    408,646   2,555,920
    Itoki Corp..................................................    207,400   1,023,072
*   Itokuro, Inc................................................     26,200     563,469
    IwaiCosmo Holdings, Inc.....................................    101,500   1,091,857
    Iwaki & Co., Ltd............................................    153,900     634,917
    Iwasaki Electric Co., Ltd...................................     34,500     423,187
#   Iwatani Corp................................................    229,400   7,189,782
    Iwatsu Electric Co., Ltd....................................     44,000     317,068
    Iyo Bank, Ltd. (The)........................................    694,957   3,865,535
    Izumi Co., Ltd..............................................    103,900   4,537,890
    J Front Retailing Co., Ltd..................................    661,200   8,079,122
#   J Trust Co., Ltd............................................    317,100   1,046,079
    JAC Recruitment Co., Ltd....................................     58,500   1,434,697
    Jaccs Co., Ltd..............................................    133,600   2,321,263
    Jafco Co., Ltd..............................................    162,500   6,151,570
#   Jalux, Inc..................................................     39,000     886,063
    Jamco Corp..................................................     59,200   1,192,332
    Janome Sewing Machine Co., Ltd..............................     79,599     332,756
    Japan Airlines Co., Ltd.....................................    215,200   7,018,399
    Japan Airport Terminal Co., Ltd.............................     59,000   2,495,018
#   Japan Asia Group, Ltd.......................................    124,400     397,303
*   Japan Asia Investment Co., Ltd..............................     76,600     133,229
*   Japan Asset Marketing Co., Ltd..............................    567,700     536,459
    Japan Aviation Electronics Industry, Ltd....................    342,100   5,535,012
#   Japan Best Rescue System Co., Ltd...........................     56,700     834,444
    Japan Cash Machine Co., Ltd.................................     85,600     911,614
#*  Japan Display, Inc.......................................... 11,192,801   7,902,176
#   Japan Electronic Materials Corp.............................     34,000     210,786
    Japan Exchange Group, Inc...................................    506,400   8,269,311
    Japan Foundation Engineering Co., Ltd.......................    116,600     396,061
#   Japan Investment Adviser Co., Ltd...........................     38,500     947,963
#   Japan Lifeline Co., Ltd.....................................    173,200   2,747,011
    Japan Material Co., Ltd.....................................    220,000   3,284,808
    Japan Meat Co., Ltd.........................................     63,500     976,248
    Japan Medical Dynamic Marketing, Inc........................    150,500   1,673,153
    Japan Oil Transportation Co., Ltd...........................     13,579     349,870
    Japan Petroleum Exploration Co., Ltd........................    102,400   2,223,010
    Japan Post Holdings Co., Ltd................................  1,239,400  13,880,837
    Japan Property Management Center Co., Ltd...................     46,600     378,971
    Japan Pulp & Paper Co., Ltd.................................     46,500   1,780,481
    Japan Pure Chemical Co., Ltd................................      2,700      53,983
    Japan Securities Finance Co., Ltd...........................    524,000   2,722,816
    Japan Steel Works, Ltd. (The)...............................    363,300   7,021,579
    Japan Tobacco, Inc..........................................    936,900  21,649,528
    Japan Transcity Corp........................................    157,600     629,441
    Japan Wool Textile Co., Ltd. (The)..........................    212,300   1,711,440
    Jastec Co., Ltd.............................................     35,900     305,156
    JBCC Holdings, Inc..........................................     52,400     713,889
    JCU Corp....................................................    145,600   2,480,985
    Jeol, Ltd...................................................    120,700   2,445,557
    JFE Holdings, Inc...........................................    881,108  15,161,972
#   JFLA Holdings, Inc..........................................     77,800     269,180

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    JGC Corp....................................................   228,000 $ 3,285,127
#*  JIG-SAW, Inc................................................    15,900     425,825
    Jimoto Holdings, Inc........................................   439,400     404,297
    JINS, Inc...................................................    50,800   2,722,644
    JK Holdings Co., Ltd........................................    64,600     338,454
    JMS Co., Ltd................................................    46,900     281,999
#   Joban Kosan Co., Ltd........................................    23,699     352,702
    J-Oil Mills, Inc............................................    40,200   1,439,424
    Jolly - Pasta Co., Ltd......................................     3,500      60,155
    Joshin Denki Co., Ltd.......................................    69,200   1,488,155
    JP-Holdings, Inc............................................   150,000     388,402
    JSB Co., Ltd................................................       400      13,084
    JSP Corp....................................................    50,800   1,065,511
    JSR Corp....................................................   269,400   4,110,642
    JTEKT Corp..................................................   833,500  10,751,902
    Juki Corp...................................................   216,599   2,498,870
    Juroku Bank, Ltd. (The).....................................   151,800   3,100,978
    Justsystems Corp............................................    62,100   1,782,146
    JVC Kenwood Corp............................................   995,270   2,645,767
    JXTG Holdings, Inc.......................................... 8,311,220  40,435,652
    K&O Energy Group, Inc.......................................    63,200     915,867
    kabu.com Securities Co., Ltd................................   525,800   2,641,433
*   Kadokawa Dwango.............................................   249,853   3,151,398
    Kadoya Sesame Mills, Inc....................................     6,800     305,043
    Kaga Electronics Co., Ltd...................................    78,400   1,447,682
    Kagome Co., Ltd.............................................    11,400     311,406
    Kajima Corp.................................................   997,200  14,800,537
    Kakaku.com, Inc.............................................   289,200   5,958,245
    Kaken Pharmaceutical Co., Ltd...............................   104,100   4,459,257
#   Kakiyasu Honten Co., Ltd....................................    28,300     534,976
#   Kamakura Shinsho, Ltd.......................................    19,600     256,457
    Kameda Seika Co., Ltd.......................................    57,400   2,695,651
    Kamei Corp..................................................   122,800   1,229,544
    Kamigumi Co., Ltd...........................................   318,600   7,610,913
    Kanaden Corp................................................    78,200     887,864
#   Kanagawa Chuo Kotsu Co., Ltd................................    16,700     574,731
    Kanamic Network Co., Ltd....................................    18,400     319,343
#   Kanamoto Co., Ltd...........................................   187,200   4,443,797
    Kandenko Co., Ltd...........................................   466,000   3,928,520
    Kaneka Corp.................................................   187,600   7,244,105
    Kaneko Seeds Co., Ltd.......................................     2,700      32,623
    Kanematsu Corp..............................................   428,300   4,753,849
    Kanematsu Electronics, Ltd..................................    71,100   2,109,374
    Kansai Electric Power Co., Inc. (The).......................   425,400   5,146,598
    Kansai Mirai Financial Group, Inc...........................   390,303   2,727,043
    Kansai Paint Co., Ltd.......................................   152,900   2,915,247
    Kansai Super Market, Ltd....................................    12,400     117,519
    Kanto Denka Kogyo Co., Ltd..................................   324,800   2,428,789
    Kao Corp....................................................   308,100  23,784,530
    Kappa Create Co., Ltd.......................................    29,600     386,981
    Kasai Kogyo Co., Ltd........................................   156,000   1,294,523
#   Katakura & Co-op Agri Corp..................................    12,200     126,016
    Katakura Industries Co., Ltd................................   107,200   1,232,678
    Kato Sangyo Co., Ltd........................................    69,200   2,259,031
    Kato Works Co., Ltd.........................................    35,226     888,457
    KAWADA TECHNOLOGIES, Inc....................................    24,500   1,529,748
#   Kawagishi Bridge Works Co., Ltd.............................     9,600     216,866
    Kawai Musical Instruments Manufacturing Co., Ltd............    25,300     669,718
    Kawasaki Heavy Industries, Ltd..............................   363,900   8,501,789

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Kawasaki Kinkai Kisen Kaisha, Ltd...........................     2,800 $    77,545
#*  Kawasaki Kisen Kaisha, Ltd..................................   281,898   4,097,939
    Kawasumi Laboratories, Inc..................................    62,200     409,404
    KDDI Corp................................................... 2,158,400  49,745,816
    KeePer Technical Laboratory Co., Ltd........................    22,500     274,509
    Keihan Holdings Co., Ltd....................................   290,500  12,371,244
    Keihanshin Building Co., Ltd................................   190,000   1,742,539
    Keihin Co., Ltd.............................................    12,500     146,661
    Keihin Corp.................................................   291,500   4,804,182
    Keikyu Corp.................................................   138,300   2,362,978
    Keio Corp...................................................    66,100   3,991,066
    Keisei Electric Railway Co., Ltd............................    90,500   3,174,346
    Keiyo Bank, Ltd. (The)......................................   506,800   3,133,882
    Keiyo Co., Ltd..............................................   148,200     642,747
    KEL Corp....................................................    14,100     104,203
    Kenedix, Inc................................................   273,500   1,302,393
#   Kenko Mayonnaise Co., Ltd...................................    66,600   1,362,729
    Kewpie Corp.................................................   300,000   6,949,077
    Key Coffee, Inc.............................................    51,200     964,651
    Keyence Corp................................................    43,710  27,309,720
    KFC Holdings Japan, Ltd.....................................    56,300   1,006,773
    KH Neochem Co., Ltd.........................................   109,700   3,204,464
#*  KI Holdings Co., Ltd........................................    88,000     361,083
    Kikkoman Corp...............................................    44,450   2,069,821
    Kimoto Co., Ltd.............................................   207,100     315,416
#   Kimura Chemical Plants Co., Ltd.............................    90,500     302,212
    Kimura Unity Co., Ltd.......................................     8,500      85,738
    Kinden Corp.................................................   274,400   4,408,804
    King Jim Co., Ltd...........................................    15,500     122,837
*   Kinki Sharyo Co., Ltd. (The)................................    24,700     452,966
    Kintetsu Department Store Co., Ltd..........................    18,200     534,474
    Kintetsu Group Holdings Co., Ltd............................   117,200   5,209,368
    Kintetsu World Express, Inc.................................   208,600   3,155,594
    Kirin Holdings Co., Ltd.....................................   670,780  15,259,215
    Kirindo Holdings Co., Ltd...................................    48,200     747,457
    Kissei Pharmaceutical Co., Ltd..............................   125,200   3,106,047
    Ki-Star Real Estate Co., Ltd................................    46,800     694,411
    Kitagawa Corp...............................................    50,500   1,053,793
    Kita-Nippon Bank, Ltd. (The)................................    32,400     555,177
    Kitano Construction Corp....................................    22,600     613,693
#   Kitanotatsujin Corp.........................................   253,000   1,217,971
    Kito Corp...................................................   157,800   2,507,555
    Kitz Corp...................................................   385,700   2,947,843
    Kiyo Bank, Ltd. (The).......................................   269,700   3,677,469
#*  KLab, Inc...................................................   260,600   1,940,451
*   KNT-CT Holdings Co., Ltd....................................    46,300     579,015
    Koa Corp....................................................    83,200   1,149,057
    Koatsu Gas Kogyo Co., Ltd...................................    87,600     654,852
    Kobayashi Pharmaceutical Co., Ltd...........................    42,400   3,381,367
    Kobe Bussan Co., Ltd........................................   100,400   3,994,658
*   Kobe Electric Railway Co., Ltd..............................    15,400     552,912
    Kobe Steel, Ltd............................................. 2,229,282  17,071,782
#   Kobelco Eco-Solutions Co., Ltd..............................     8,000     137,689
    Kogi Corp...................................................     1,300      16,163
    Kohnan Shoji Co., Ltd.......................................    89,900   1,988,654
    Kohsoku Corp................................................    34,200     362,377
    Koike Sanso Kogyo Co., Ltd..................................     4,000      84,337
    Koito Manufacturing Co., Ltd................................   173,800  10,407,267
*   Kojima Co., Ltd.............................................   487,800   2,394,422

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Kokusai Co., Ltd............................................    13,700 $    92,009
    Kokuyo Co., Ltd.............................................   306,864   3,891,529
    KOMAIHALTEC, Inc............................................    21,100     341,896
    Komatsu Matere Co., Ltd.....................................   127,600     995,320
    Komatsu Wall Industry Co., Ltd..............................    30,300     508,330
    Komatsu, Ltd................................................   795,000  20,535,166
    KOMEDA Holdings Co., Ltd....................................   166,700   3,056,570
    Komehyo Co., Ltd............................................    28,500     302,639
    Komeri Co., Ltd.............................................   139,800   2,954,867
    Komori Corp.................................................   294,800   3,408,877
#   Konaka Co., Ltd.............................................   321,380   1,326,738
    Konami Holdings Corp........................................   173,162   7,885,050
    Kondotec, Inc...............................................    61,400     539,456
    Konica Minolta, Inc......................................... 1,770,000  17,773,686
    Konishi Co., Ltd............................................   109,100   1,680,606
    Konoike Transport Co., Ltd..................................   107,800   1,742,870
    Konoshima Chemical Co., Ltd.................................    39,300     303,384
*   Kosaido Co., Ltd............................................    74,600     513,342
    Kose Corp...................................................    49,800   9,328,826
#   Kosei Securities Co., Ltd. (The)............................    31,000     197,319
    Koshidaka Holdings Co., Ltd.................................   164,800   2,310,999
    Kotobuki Spirits Co., Ltd...................................    72,400   3,252,214
#   Kourakuen Holdings Corp.....................................    38,600   1,112,278
    Kozo Keikaku Engineering, Inc...............................     6,200     136,006
    Krosaki Harima Corp.........................................    35,000   1,849,683
    KRS Corp....................................................    39,600     724,279
    K's Holdings Corp...........................................   656,680   5,857,627
    KU Holdings Co., Ltd........................................    47,400     373,211
    Kubota Corp., Sponsored ADR.................................    43,382   3,286,186
    Kubota Corp.................................................    86,000   1,309,371
    Kumagai Gumi Co., Ltd.......................................   217,900   6,393,555
#   Kumiai Chemical Industry Co., Ltd...........................   369,965   2,716,587
#   Kura Corp...................................................    41,800   1,808,808
    Kurabo Industries, Ltd......................................    84,600   1,591,387
    Kuraray Co., Ltd............................................ 1,327,400  17,834,603
    Kureha Corp.................................................    77,400   4,633,378
    Kurimoto, Ltd...............................................    43,000     562,393
    Kurita Water Industries, Ltd................................   200,400   5,216,643
    Kuriyama Holdings Corp......................................    50,300     420,827
    Kushikatsu Tanaka Holdings Co...............................    10,600     300,936
#   Kusuri no Aoki Holdings Co., Ltd............................    45,800   3,234,281
*   KYB Corp....................................................   346,100   9,390,251
    Kyocera Corp................................................   254,730  16,553,488
#   Kyoden Co., Ltd.............................................   161,300     572,218
    Kyodo Printing Co., Ltd.....................................    31,800     715,232
    Kyoei Steel, Ltd............................................   105,400   1,751,316
    Kyokuto Boeki Kaisha, Ltd...................................    32,059     465,704
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................   137,300   1,934,859
    Kyokuto Securities Co., Ltd.................................   101,000     897,272
    Kyokuyo Co., Ltd............................................    41,500   1,032,423
    KYORIN Holdings, Inc........................................   162,200   3,048,098
    Kyoritsu Maintenance Co., Ltd...............................   157,374   8,086,815
    Kyoritsu Printing Co., Ltd..................................   170,500     317,665
    Kyosan Electric Manufacturing Co., Ltd......................   184,500     722,818
#   Kyoto Kimono Yuzen Co., Ltd.................................    17,500      62,022
    Kyowa Electronic Instruments Co., Ltd.......................   103,400     389,693
    Kyowa Exeo Corp.............................................   285,248   7,802,191
    Kyowa Hakko Kirin Co., Ltd..................................    60,800   1,182,759
    Kyowa Leather Cloth Co., Ltd................................    51,500     363,437

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
    Kyudenko Corp...............................................   160,600 $4,583,305
#   Kyushu Electric Power Co., Inc..............................   277,900  2,691,240
    Kyushu Financial Group, Inc................................. 1,047,400  4,227,068
    Kyushu Railway Co...........................................    98,800  3,219,321
#   LAC Co., Ltd................................................    59,000    835,682
#   Lacto Japan Co., Ltd........................................    36,400  1,516,497
    Land Business Co., Ltd......................................     2,900     20,427
#*  Laox Co., Ltd...............................................   178,399    526,890
    Lasertec Corp...............................................   127,200  5,779,848
    Lawson, Inc.................................................    67,600  3,156,251
    LEC, Inc....................................................   158,500  2,073,689
#*  Leopalace21 Corp............................................ 1,614,100  2,734,214
    Life Corp...................................................    80,400  1,564,058
    LIFULL Co., Ltd.............................................   195,000  1,057,698
    Like Co., Ltd...............................................    34,600    387,489
*   LINE Corp...................................................    11,900    398,703
    Linical Co., Ltd............................................    40,300    458,834
    Link And Motivation, Inc....................................   125,100    958,402
    Lintec Corp.................................................   182,400  3,939,259
    Lion Corp...................................................   360,000  7,410,347
#*  Litalico, Inc...............................................    20,300    329,438
    LIXIL Group Corp............................................   637,719  8,331,464
    LIXIL VIVA Corp.............................................    25,300    297,943
    Lonseal Corp................................................     5,700     92,595
    Look Holdings, Inc..........................................    27,400    357,139
#*  M&A Capital Partners Co., Ltd...............................    28,200  1,207,067
    M3, Inc.....................................................   332,600  5,937,468
    Mabuchi Motor Co., Ltd......................................    33,900  1,257,283
    Macnica Fuji Electronics Holdings, Inc......................   173,350  2,509,641
    Macromill, Inc..............................................   131,900  1,512,767
    Maeda Corp..................................................   485,800  4,838,003
#   Maeda Kosen Co., Ltd........................................   129,600  2,478,394
    Maeda Road Construction Co., Ltd............................   206,300  4,093,846
    Maezawa Kasei Industries Co., Ltd...........................    56,000    522,677
    Maezawa Kyuso Industries Co., Ltd...........................    41,600    727,288
    Makino Milling Machine Co., Ltd.............................   116,200  4,930,164
    Makita Corp., Sponsored ADR.................................     1,200     43,260
    Makita Corp.................................................    98,200  3,582,671
    Mamezou Holdings Co., Ltd...................................   126,300  1,252,839
#   Mamiya-Op Co., Ltd..........................................    20,799    192,741
    Mandom Corp.................................................    63,600  1,646,663
    Mani, Inc...................................................    36,700  2,120,657
    MarkLines Co., Ltd..........................................    39,900    568,242
    Mars Group Holdings Corp....................................    45,300    888,772
    Marubeni Corp............................................... 1,184,759  8,489,492
    Marubun Corp................................................    88,500    515,601
    Marudai Food Co., Ltd.......................................    91,100  1,593,930
    Marufuji Sheet Piling Co., Ltd..............................     2,700     56,597
    Maruha Nichiro Corp.........................................   285,481  9,072,975
    Marui Group Co., Ltd........................................   473,900  9,639,620
    Maruichi Steel Tube, Ltd....................................   120,600  3,334,205
    Maruka Corp.................................................    22,600    433,752
#   Marumae Co., Ltd............................................    23,900    204,861
#   Marusan Securities Co., Ltd.................................   157,600    893,748
    Maruwa Co., Ltd.............................................    54,900  2,989,256
#   Maruwa Unyu Kikan Co., Ltd..................................    46,000  1,625,513
    Maruyama Manufacturing Co., Inc.............................    15,400    196,633
    Maruzen CHI Holdings Co., Ltd...............................    81,000    267,797
#   Maruzen Co., Ltd............................................    24,800    515,310

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Maruzen Showa Unyu Co., Ltd.................................    46,400 $ 1,230,272
#   Marvelous, Inc..............................................   234,000   1,804,739
    Matsuda Sangyo Co., Ltd.....................................    60,362     763,428
    Matsui Construction Co., Ltd................................    92,100     584,057
    Matsui Securities Co., Ltd..................................   216,000   1,926,794
    Matsumotokiyoshi Holdings Co., Ltd..........................   172,200   5,701,663
#   Matsuya Co., Ltd............................................    40,700     363,769
    Matsuyafoods Holdings Co., Ltd..............................    49,500   1,632,518
    Max Co., Ltd................................................   101,100   1,548,762
    Maxell Holdings, Ltd........................................   203,900   3,102,872
    Maxvalu Nishinihon Co., Ltd.................................     1,700      26,585
    Maxvalu Tokai Co., Ltd......................................    23,800     461,374
    Mazda Motor Corp............................................ 1,602,300  18,963,146
    McDonald's Holdings Co. Japan, Ltd..........................    45,200   2,093,146
    MCJ Co., Ltd................................................   466,400   3,358,170
    Mebuki Financial Group, Inc................................. 2,297,511   5,857,708
    MEC Co., Ltd................................................    44,400     476,373
#   Media Do Holdings Co., Ltd..................................    24,500     655,529
#*  Medical Data Vision Co., Ltd................................    52,600     478,639
    Medical System Network Co., Ltd.............................   162,500     726,337
    Medipal Holdings Corp.......................................   238,100   5,353,991
    Medius Holdings Co., Ltd....................................     8,700      58,361
#   Megachips Corp..............................................   107,600   1,443,342
    Megmilk Snow Brand Co., Ltd.................................   296,500   6,570,889
    Meidensha Corp..............................................   228,500   3,257,004
    Meiji Electric Industries Co., Ltd..........................    24,300     403,013
    MEIJI Holdings Co., Ltd.....................................   137,920  10,871,676
    Meiji Shipping Co., Ltd.....................................    65,900     202,692
#   Meiko Electronics Co., Ltd..................................   163,900   3,215,667
#   Meiko Network Japan Co., Ltd................................   114,400   1,138,986
    Meisei Industrial Co., Ltd..................................   157,700   1,058,078
    Meitec Corp.................................................    98,200   4,570,147
#   Meito Sangyo Co., Ltd.......................................    29,800     388,809
    Meiwa Corp..................................................    96,200     392,558
#   Meiwa Estate Co., Ltd.......................................    60,800     305,744
    Melco Holdings, Inc.........................................     5,900     187,456
    Menicon Co., Ltd............................................   145,500   4,199,299
#   Mercuria Investment Co., Ltd................................    42,500     265,389
    Mesco, Inc..................................................    12,400     121,790
#*  Metaps, Inc.................................................     6,000      64,456
    METAWATER Co., Ltd..........................................    30,200     905,874
    Michinoku Bank, Ltd. (The)..................................    80,509   1,175,113
#   Micronics Japan Co., Ltd....................................   106,000     821,094
    Mie Kotsu Group Holdings, Inc...............................   273,800   1,454,032
    Mikuni Corp.................................................   142,900     610,979
    Milbon Co., Ltd.............................................    72,272   3,700,139
    Mimaki Engineering Co., Ltd.................................   110,700     611,483
    Mimasu Semiconductor Industry Co., Ltd......................   115,600   1,724,060
    Minebea Mitsumi, Inc........................................ 1,038,826  18,527,052
    Ministop Co., Ltd...........................................    57,000     898,483
    Miraca Holdings, Inc........................................   276,600   7,089,612
    Miraial Co., Ltd............................................    31,900     357,023
#   Mirait Holdings Corp........................................   282,310   4,153,027
#   Miroku Jyoho Service Co., Ltd...............................    63,400   1,709,221
    Misawa Homes Co., Ltd.......................................   141,000     986,762
    MISUMI Group, Inc...........................................   200,700   5,240,496
    Mitachi Co., Ltd............................................     7,700      52,544
#   Mitani Corp.................................................    35,400   1,861,068
    Mitani Sekisan Co., Ltd.....................................     7,000     190,812

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
JAPAN -- (Continued)
    Mito Securities Co., Ltd....................................    280,800 $   559,008
    Mitsuba Corp................................................    325,900   2,110,521
    Mitsubishi Chemical Holdings Corp...........................  3,644,360  25,983,001
    Mitsubishi Corp.............................................  1,080,300  29,759,753
    Mitsubishi Electric Corp....................................  1,447,500  20,713,626
    Mitsubishi Estate Co., Ltd..................................    861,320  14,564,870
    Mitsubishi Gas Chemical Co., Inc............................    444,000   6,665,701
    Mitsubishi Heavy Industries, Ltd............................    246,800  10,285,399
    Mitsubishi Kakoki Kaisha, Ltd...............................     25,200     355,040
    Mitsubishi Logisnext Co., Ltd...............................    208,800   2,350,501
    Mitsubishi Logistics Corp...................................    160,799   4,303,583
    Mitsubishi Materials Corp...................................    447,420  11,637,015
    Mitsubishi Motors Corp......................................  1,114,400   6,257,958
    Mitsubishi Paper Mills, Ltd.................................    163,000     827,387
    Mitsubishi Pencil Co., Ltd..................................     56,300   1,159,159
    Mitsubishi Research Institute, Inc..........................     37,600   1,044,497
    Mitsubishi Shokuhin Co., Ltd................................     54,000   1,397,714
    Mitsubishi Steel Manufacturing Co., Ltd.....................     60,300     875,173
    Mitsubishi Tanabe Pharma Corp...............................    327,500   4,122,274
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.........  1,440,272   7,143,749
    Mitsubishi UFJ Financial Group, Inc.........................  9,210,200  45,696,639
    Mitsubishi UFJ Lease & Finance Co., Ltd.....................  1,953,100   9,958,711
    Mitsuboshi Belting, Ltd.....................................     76,500   1,453,348
    Mitsui & Co., Ltd., Sponsored ADR...........................     15,092   4,871,094
    Mitsui & Co., Ltd...........................................    971,445  15,712,721
    Mitsui Chemicals, Inc.......................................    514,613  12,650,165
*   Mitsui E&S Holdings Co., Ltd................................    360,700   3,564,288
    Mitsui Fudosan Co., Ltd.....................................    341,500   7,909,797
    Mitsui High-Tec, Inc........................................    106,100   1,230,270
    Mitsui Matsushima Holdings Co., Ltd.........................     59,000     675,238
    Mitsui Mining & Smelting Co., Ltd...........................    373,400   9,711,794
    Mitsui OSK Lines, Ltd.......................................    458,800  11,678,027
    Mitsui Sugar Co., Ltd.......................................     57,900   1,397,950
    Mitsui-Soko Holdings Co., Ltd...............................    145,000   2,304,965
    Mitsumura Printing Co., Ltd.................................      1,500      31,086
    Mitsuuroko Group Holdings Co., Ltd..........................    119,000     960,619
    Miura Co., Ltd..............................................     35,200     901,130
    Mixi, Inc...................................................    315,200   6,810,870
    Miyaji Engineering Group, Inc...............................     31,800     539,034
    Miyazaki Bank, Ltd. (The)...................................     67,400   1,627,004
    Miyoshi Oil & Fat Co., Ltd..................................     35,000     369,215
    Mizuho Financial Group, Inc................................. 19,470,360  30,407,395
    Mizuno Corp.................................................     89,321   2,053,540
#*  Mobile Factory, Inc.........................................     19,700     272,156
    Mochida Pharmaceutical Co., Ltd.............................     50,198   2,331,451
    Modec, Inc..................................................    103,600   3,185,554
#   Molitec Steel Co., Ltd......................................     55,500     200,077
#   Monex Group, Inc............................................    956,200   2,912,721
#   Money Partners Group Co., Ltd...............................     88,500     233,007
#   Monogatari Corp. (The)......................................     27,200   2,178,931
#   MonotaRO Co., Ltd...........................................    271,200   6,245,071
#   MORESCO Corp................................................     40,400     544,152
    Mori-Gumi Co., Ltd..........................................     51,800     187,736
    Morinaga & Co., Ltd.........................................    112,800   4,709,238
    Morinaga Milk Industry Co., Ltd.............................    241,100   7,982,866
    Morita Holdings Corp........................................    148,900   2,528,205
    Morito Co., Ltd.............................................     70,900     535,110
    Morozoff, Ltd...............................................      9,399     430,222
    Mory Industries, Inc........................................     27,200     623,456

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    MrMax Holdings, Ltd.........................................    85,200 $   352,923
    MS&AD Insurance Group Holdings, Inc.........................   386,874  12,025,473
    MTI, Ltd....................................................   173,700   1,011,014
#   Mugen Estate Co., Ltd.......................................    83,800     445,408
    Murata Manufacturing Co., Ltd...............................   284,520  14,286,787
    Musashi Seimitsu Industry Co., Ltd..........................   295,100   4,606,829
    Musashino Bank, Ltd. (The)..................................   131,400   2,553,475
    Mutoh Holdings Co., Ltd.....................................    11,700     195,710
*   Mynet, Inc..................................................    41,900     356,352
    N Field Co., Ltd............................................    46,400     302,319
    Nabtesco Corp...............................................   196,600   6,028,522
    NAC Co., Ltd................................................    65,800     591,534
    Nachi-Fujikoshi Corp........................................   100,700   5,000,567
#   Nadex Co., Ltd..............................................     7,600      58,307
    Nafco Co., Ltd..............................................     1,100      14,365
    Nagaileben Co., Ltd.........................................    17,200     387,532
    Nagano Bank, Ltd. (The).....................................    36,100     554,942
    Nagano Keiki Co., Ltd.......................................    55,400     401,163
    Nagase & Co., Ltd...........................................   360,300   5,505,956
    Nagatanien Holdings Co., Ltd................................    32,500     655,548
#   Nagawa Co., Ltd.............................................     6,600     364,914
    Nagoya Railroad Co., Ltd....................................   241,299   6,540,402
*   Naigai Co., Ltd.............................................    12,200      57,834
    Naigai Trans Line, Ltd......................................    26,700     319,819
    Nakabayashi Co., Ltd........................................    88,700     408,037
#   Nakamoto Packs Co., Ltd.....................................    15,100     213,597
    Nakamuraya Co., Ltd.........................................     9,700     381,026
    Nakanishi, Inc..............................................   102,300   1,969,835
    Nakano Corp.................................................    76,100     325,494
    Nakayama Steel Works, Ltd...................................   102,100     475,673
    Nakayo, Inc.................................................     6,200      77,996
#   Namura Shipbuilding Co., Ltd................................   312,548   1,056,931
    Nankai Electric Railway Co., Ltd............................   163,500   4,461,407
    Nanto Bank, Ltd. (The)......................................   152,301   2,855,429
    Narasaki Sangyo Co., Ltd....................................    13,400     220,905
    Natori Co., Ltd.............................................    25,700     387,256
    NEC Capital Solutions, Ltd..................................    64,100     997,514
    NEC Corp....................................................   635,680  21,468,849
    NEC Networks & System Integration Corp......................    74,600   1,797,128
    NET One Systems Co., Ltd....................................   291,700   7,573,663
    Neturen Co., Ltd............................................   151,200   1,300,410
#*  New Japan Chemical Co., Ltd.................................   173,700     316,491
#   Newton Financial Consulting, Inc............................     3,000      42,372
*   Nexon Co., Ltd..............................................   214,600   3,054,873
    Nextage Co., Ltd............................................   124,400   1,338,565
#   Nexyz Group Corp............................................    24,900     550,815
#   NF Corp.....................................................    11,300     190,123
    NGK Insulators, Ltd.........................................   584,300   8,679,072
    NGK Spark Plug Co., Ltd.....................................   417,200   8,134,576
    NH Foods, Ltd...............................................   209,699   8,451,144
#   NHK Spring Co., Ltd......................................... 1,193,037  10,746,222
#   Nicca Chemical Co., Ltd.....................................    11,200     105,168
    Nice Holdings, Inc..........................................    36,100     323,673
    Nichia Steel Works, Ltd.....................................   249,101     772,714
    Nichias Corp................................................   330,500   6,389,332
    Nichiban Co., Ltd...........................................    36,500     761,029
    Nichicon Corp...............................................   237,900   2,321,730
    Nichiden Corp...............................................    39,500     591,157
    Nichiha Corp................................................   151,800   4,175,689

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    NichiiGakkan Co., Ltd.......................................   306,300 $ 3,755,928
    Nichi-iko Pharmaceutical Co., Ltd...........................   293,950   3,523,341
#   Nichimo Co., Ltd............................................     4,800      73,425
    Nichirei Corp...............................................   417,999   9,684,895
    Nichireki Co., Ltd..........................................   116,600   1,109,916
    Nichirin Co., Ltd...........................................    60,630     965,946
    Nidec Corp..................................................    89,878  12,838,015
    Nidec Corp., Sponsored ADR..................................    20,578     734,635
    Nifco, Inc..................................................   268,700   7,585,142
    Nihon Chouzai Co., Ltd......................................    49,260   1,792,051
#*  Nihon Dempa Kogyo Co., Ltd..................................   403,700   1,756,945
    Nihon Dengi Co., Ltd........................................     6,800     171,419
    Nihon Denkei Co., Ltd.......................................    19,400     250,641
    Nihon Eslead Corp...........................................    38,900     544,353
    Nihon Flush Co., Ltd........................................    32,500     654,743
    Nihon House Holdings Co., Ltd...............................   250,400   1,022,417
#   Nihon Kagaku Sangyo Co., Ltd................................    51,900     502,215
    Nihon Kohden Corp...........................................   129,000   3,766,819
    Nihon M&A Center, Inc.......................................   282,600   8,064,229
#   Nihon Nohyaku Co., Ltd......................................   249,500   1,061,107
    Nihon Parkerizing Co., Ltd..................................   251,200   3,279,124
    Nihon Plast Co., Ltd........................................   100,700     707,119
    Nihon Tokushu Toryo Co., Ltd................................    46,700     504,914
    Nihon Unisys, Ltd...........................................   369,700   9,477,734
#   Nihon Yamamura Glass Co., Ltd...............................    44,600     589,489
    Nikkato Corp................................................    24,500     199,768
    Nikkiso Co., Ltd............................................   208,300   2,582,256
#   Nikko Co., Ltd..............................................    20,000     440,045
    Nikkon Holdings Co., Ltd....................................   235,600   5,559,670
    Nikon Corp..................................................   373,900   5,214,329
    Nintendo Co., Ltd...........................................    15,000   5,166,233
    Nippi, Inc..................................................     8,500     228,537
    Nippo Corp..................................................   201,700   4,100,799
    Nippon Air Conditioning Services Co., Ltd...................    69,900     440,343
    Nippon Beet Sugar Manufacturing Co., Ltd....................    50,900     856,170
    Nippon Carbide Industries Co., Inc..........................    48,800     666,530
#   Nippon Carbon Co., Ltd......................................    53,400   2,356,491
    Nippon Chemical Industrial Co., Ltd.........................    24,900     474,742
    Nippon Chemi-Con Corp.......................................   100,400   2,050,813
    Nippon Chemiphar Co., Ltd...................................    10,000     260,734
    Nippon Coke & Engineering Co., Ltd.......................... 1,045,400     939,710
#   Nippon Commercial Development Co., Ltd......................    64,600     862,407
    Nippon Concept Corp.........................................    31,800     311,093
    Nippon Concrete Industries Co., Ltd.........................   254,100     646,021
#   Nippon Denko Co., Ltd.......................................   626,250   1,312,080
    Nippon Densetsu Kogyo Co., Ltd..............................   148,600   3,205,785
    Nippon Electric Glass Co., Ltd..............................   267,700   7,356,127
    Nippon Express Co., Ltd.....................................   186,276  10,243,976
    Nippon Felt Co., Ltd........................................    15,100      62,950
    Nippon Filcon Co., Ltd......................................    48,800     225,158
    Nippon Fine Chemical Co., Ltd...............................    47,600     565,451
    Nippon Flour Mills Co., Ltd.................................   230,600   3,897,046
    Nippon Gas Co., Ltd.........................................   189,100   4,976,632
    Nippon Hume Corp............................................   107,900     752,833
    Nippon Kanzai Co., Ltd......................................    21,800     395,121
    Nippon Kayaku Co., Ltd......................................   465,900   5,475,007
    Nippon Kinzoku Co., Ltd.....................................    35,200     377,265
#   Nippon Kodoshi Corp.........................................    46,700     663,076
    Nippon Koei Co., Ltd........................................    60,600   1,389,173

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Nippon Koshuha Steel Co., Ltd...............................    46,700 $   222,810
    Nippon Light Metal Holdings Co., Ltd........................ 3,842,000   8,492,938
    Nippon Paint Holdings Co., Ltd..............................   143,000   5,446,332
#   Nippon Paper Industries Co., Ltd............................   409,002   8,105,414
    Nippon Parking Development Co., Ltd., Class C...............   773,300   1,214,615
    Nippon Pillar Packing Co., Ltd..............................    97,200   1,144,632
    Nippon Piston Ring Co., Ltd.................................    28,500     412,200
    Nippon Rietec Co., Ltd......................................     3,000      38,667
    Nippon Road Co., Ltd. (The).................................    32,300   1,860,593
    Nippon Seiki Co., Ltd.......................................   141,600   2,352,584
    Nippon Seisen Co., Ltd......................................    13,400     349,458
#*  Nippon Sharyo, Ltd..........................................    56,299   1,241,039
    Nippon Sheet Glass Co., Ltd.................................   650,700   5,387,500
    Nippon Shinyaku Co., Ltd....................................     8,700     600,733
    Nippon Shokubai Co., Ltd....................................    80,000   5,565,362
    Nippon Signal Co., Ltd......................................   245,600   2,281,816
    Nippon Soda Co., Ltd........................................   119,800   3,310,303
    Nippon Steel Corp........................................... 1,042,879  18,653,739
    Nippon Steel Trading Corp...................................    72,700   3,041,497
    Nippon Suisan Kaisha, Ltd................................... 1,933,900  13,569,114
    Nippon Systemware Co., Ltd..................................    42,600     839,736
    Nippon Telegraph & Telephone Corp...........................   257,000  10,693,357
    Nippon Thompson Co., Ltd....................................   329,500   1,712,413
    Nippon Tungsten Co., Ltd....................................     4,900     102,314
#   Nippon View Hotel Co., Ltd..................................    28,100     298,505
#   Nippon Yakin Kogyo Co., Ltd.................................   719,100   1,648,121
    Nippon Yusen K.K............................................   424,431   7,252,631
    Nipro Corp..................................................   851,100  10,572,333
    Nishimatsu Construction Co., Ltd............................   252,800   5,483,760
#   Nishimatsuya Chain Co., Ltd.................................   145,100   1,156,720
    Nishi-Nippon Financial Holdings, Inc........................   612,914   5,071,731
#   Nishi-Nippon Railroad Co., Ltd..............................   189,400   4,461,139
    Nishio Rent All Co., Ltd....................................   113,200   3,141,209
    Nissan Chemical Corp........................................   192,700   8,585,074
    Nissan Motor Co., Ltd....................................... 5,272,900  42,331,052
    Nissan Shatai Co., Ltd......................................   240,700   2,213,915
    Nissan Tokyo Sales Holdings Co., Ltd........................   123,500     324,821
#   Nissei ASB Machine Co., Ltd.................................    48,800   1,803,794
    Nissei Plastic Industrial Co., Ltd..........................    57,800     515,696
    Nissha Co., Ltd.............................................   114,300   1,330,932
    Nisshin Fudosan Co..........................................   155,500     634,404
    Nisshin Oillio Group, Ltd. (The)............................   132,300   3,786,604
    Nisshin Seifun Group, Inc...................................    62,645   1,460,743
    Nisshinbo Holdings, Inc.....................................   585,841   5,229,996
    Nissin Corp.................................................    62,000   1,064,990
    Nissin Electric Co., Ltd....................................   244,700   2,319,945
    Nissin Foods Holdings Co., Ltd..............................    11,475     759,433
    Nissin Kogyo Co., Ltd.......................................   194,000   2,586,064
    Nissin Sugar Co., Ltd.......................................    55,900     992,428
    Nissui Pharmaceutical Co., Ltd..............................    56,400     598,616
    Nitori Holdings Co., Ltd....................................    32,300   3,853,473
    Nitta Corp..................................................    54,100   1,782,154
    Nitta Gelatin, Inc..........................................    53,700     328,860
    Nittan Valve Co., Ltd.......................................   112,600     324,626
    Nittetsu Mining Co., Ltd....................................    54,601   2,102,343
    Nitto Boseki Co., Ltd.......................................   103,500   2,158,234
    Nitto Denko Corp............................................   285,200  15,419,974
    Nitto FC Co., Ltd...........................................    65,500     518,560
    Nitto Fuji Flour Milling Co., Ltd...........................       400      22,281

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Nitto Kogyo Corp............................................    88,800 $ 1,743,379
    Nitto Kohki Co., Ltd........................................    43,900     904,486
    Nitto Seiko Co., Ltd........................................   109,200     645,695
    Nittoc Construction Co., Ltd................................   142,749     730,635
    Nittoku Engineering Co., Ltd................................    37,600     944,989
    NJS Co., Ltd................................................    25,300     345,367
#   nms Holdings Co.............................................    44,600     172,475
    Noda Corp...................................................    53,100     383,659
    Noevir Holdings Co., Ltd....................................    52,700   2,769,743
    NOF Corp....................................................   251,500   8,965,108
    Nohmi Bosai, Ltd............................................    77,900   1,406,863
    Nojima Corp.................................................   210,400   3,619,851
    NOK Corp....................................................   370,100   5,945,197
    Nomura Co., Ltd.............................................   120,500   3,370,722
    Nomura Holdings, Inc........................................ 3,332,398  12,617,185
#   Nomura Holdings, Inc., Sponsored ADR........................   327,114   1,243,033
    Nomura Real Estate Holdings, Inc............................   448,000   9,526,833
    Nomura Research Institute, Ltd..............................    79,695   3,900,984
    Noritake Co., Ltd...........................................    42,900   2,092,361
    Noritsu Koki Co., Ltd.......................................    88,400   1,705,701
    Noritz Corp.................................................   129,400   2,007,169
    North Pacific Bank, Ltd..................................... 1,417,700   3,477,366
    Nozawa Corp.................................................    30,300     208,257
    NS Solutions Corp...........................................   136,600   3,670,278
#   NS Tool Co., Ltd............................................    38,200     874,237
    NS United Kaiun Kaisha, Ltd.................................    65,700   1,443,032
    NSD Co., Ltd................................................    82,039   2,032,190
    NSK, Ltd....................................................   886,147   9,210,309
    NTN Corp.................................................... 3,192,200  10,536,897
    NTT Data Corp...............................................   516,900   6,027,569
    NTT DOCOMO, Inc............................................. 1,433,300  31,124,936
#   NuFlare Technology, Inc.....................................    22,700   1,410,181
#   OAK Capital Corp............................................   235,000     303,305
    Oat Agrio Co., Ltd..........................................    20,400     309,514
    Obara Group, Inc............................................    53,300   2,038,498
    Obayashi Corp............................................... 1,515,400  14,897,294
    Obic Co., Ltd...............................................    62,300   7,232,740
    Odakyu Electric Railway Co., Ltd............................   184,800   4,352,965
    Odelic Co., Ltd.............................................    17,100     604,665
    Oenon Holdings, Inc.........................................   263,000     943,591
    Ogaki Kyoritsu Bank, Ltd. (The).............................   182,600   4,127,526
    Ohashi Technica, Inc........................................    39,900     516,697
    Ohba Co., Ltd...............................................    19,400     120,053
    Ohizumi Manufacturing Co., Ltd..............................    10,900      63,446
*   Ohki Healthcare Holdings Co., Ltd...........................     2,000      17,690
    Ohsho Food Service Corp.....................................    32,300   2,103,484
    OIE Sangyo Co., Ltd.........................................     1,200      14,239
    Oiles Corp..................................................    67,201   1,123,148
#*  Oisix ra daichi, Inc........................................    17,600     262,529
    Oita Bank, Ltd. (The).......................................   147,000   4,424,402
    Oji Holdings Corp........................................... 2,954,000  17,725,385
    Okabe Co., Ltd..............................................   194,800   1,782,635
#   Okada Aiyon Corp............................................    19,400     228,947
    Okamoto Industries, Inc.....................................    46,800   2,423,572
    Okamoto Machine Tool Works, Ltd.............................    21,199     568,452
    Okamura Corp................................................   212,900   2,148,956
    Okasan Securities Group, Inc................................   770,500   2,822,293
#   Okaya Electric Industries Co., Ltd..........................    25,800      85,513
    Oki Electric Industry Co., Ltd..............................   492,600   5,774,101

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Okinawa Cellular Telephone Co...............................    30,800 $   966,786
    Okinawa Electric Power Co., Inc. (The)......................   132,003   2,181,225
    OKK Corp....................................................    41,300     298,342
    OKUMA Corp..................................................    91,600   5,396,120
    Okumura Corp................................................   125,600   4,063,301
    Okura Industrial Co., Ltd...................................    48,400     802,152
    Okuwa Co., Ltd..............................................    93,500     945,609
#   Olympic Group Corp..........................................    34,400     239,349
    Olympus Corp................................................   734,600   8,244,861
*   Omikenshi Co., Ltd..........................................     4,999      23,558
    Omron Corp..................................................   186,600  10,023,039
    Ono Pharmaceutical Co., Ltd.................................    56,900   1,068,879
    ONO Sokki Co., Ltd..........................................    36,500     201,631
    Onoken Co., Ltd.............................................    78,200   1,114,140
    Onward Holdings Co., Ltd....................................   507,300   2,798,705
    Ootoya Holdings Co., Ltd....................................     9,800     194,038
#*  Open Door, Inc..............................................    36,400   1,054,161
#   Open House Co., Ltd.........................................   150,100   5,514,425
#   Optex Group Co., Ltd........................................    93,460   1,565,632
    Oracle Corp.................................................    20,200   1,385,067
    Organo Corp.................................................    29,600     881,070
#   Orient Corp................................................. 1,822,300   1,922,394
    Oriental Land Co., Ltd......................................    53,300   5,895,453
    Origin Co., Ltd.............................................    25,500     473,429
    ORIX Corp................................................... 2,846,800  40,327,291
    ORIX Corp., Sponsored ADR...................................    17,419   1,221,072
    Osaka Gas Co., Ltd..........................................   221,300   4,093,809
    Osaka Organic Chemical Industry, Ltd........................    70,000     712,980
    Osaka Soda Co., Ltd.........................................    48,799   1,179,615
    Osaka Steel Co., Ltd........................................    56,800     972,851
#   OSAKA Titanium Technologies Co., Ltd........................   112,500   1,562,726
    Osaki Electric Co., Ltd.....................................   208,600   1,387,209
    OSG Corp....................................................   409,200   8,237,734
    OSJB Holdings Corp..........................................   561,800   1,342,287
    Otsuka Corp.................................................    68,600   2,698,245
    Otsuka Holdings Co., Ltd....................................   141,900   5,072,865
#*  Otsuka Kagu, Ltd............................................    78,000     209,620
    OUG Holdings, Inc...........................................     3,900      92,976
#   Outsourcing, Inc............................................   306,700   4,032,431
    Oyo Corp....................................................   117,000   1,233,512
    Pacific Industrial Co., Ltd.................................   221,400   3,630,469
    Pacific Metals Co., Ltd.....................................    86,000   1,889,559
    Pack Corp. (The)............................................    45,000   1,449,726
    PAL GROUP Holdings Co., Ltd.................................    67,500   2,070,139
    PALTAC Corp.................................................   148,458   8,199,127
#   Paltek Corp.................................................    17,600      90,928
    Pan Pacific International Holdings Corp.....................   102,400   6,599,093
    Panasonic Corp.............................................. 3,347,142  30,821,129
#   PAPYLESS Co., Ltd...........................................    14,700     296,000
#   Paraca, Inc.................................................    28,300     508,280
    Paramount Bed Holdings Co., Ltd.............................    59,100   2,777,208
    Parco Co., Ltd..............................................    93,400     897,261
    Paris Miki Holdings, Inc....................................   100,200     353,193
    Park24 Co., Ltd.............................................   193,600   4,073,246
    Parker Corp.................................................     6,000      26,342
*   Pasco Corp..................................................     4,700      41,978
    Pasona Group, Inc...........................................   116,000   1,839,924
    PC Depot Corp...............................................   157,540     579,789
    PCI Holdings, Inc...........................................     8,400     180,168

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
#   Pegasus Sewing Machine Manufacturing Co., Ltd...............    86,800 $   500,205
    Penta-Ocean Construction Co., Ltd........................... 2,026,600   9,297,273
    People Co., Ltd.............................................       800       8,407
#   Pepper Food Service Co., Ltd................................    49,900   1,011,002
#*  PeptiDream, Inc.............................................    78,400   4,246,923
    Persol Holdings Co., Ltd....................................   170,400   3,211,939
#*  Phil Co., Inc...............................................       800      27,808
    PIA Corp....................................................    19,200     813,381
    Pickles Corp................................................    13,300     247,533
    Pigeon Corp.................................................   137,700   5,895,714
    Pilot Corp..................................................    78,800   3,257,094
    Piolax, Inc.................................................   103,100   1,941,099
    Plenus Co., Ltd.............................................    74,100   1,224,088
    Pola Orbis Holdings, Inc....................................   118,400   3,737,394
    Poletowin Pitcrew Holdings, Inc.............................   135,600   1,227,856
    Press Kogyo Co., Ltd........................................   468,300   2,536,476
#   Pressance Corp..............................................   250,700   3,070,937
    Prestige International, Inc.................................   161,200   2,314,229
    Prima Meat Packers, Ltd.....................................   225,199   4,133,776
    Pronexus, Inc...............................................    35,500     422,687
    Pro-Ship, Inc...............................................     7,400      78,833
#*  Prospect Co., Ltd........................................... 3,175,700     511,791
    Proto Corp..................................................    41,400     776,852
    PS Mitsubishi Construction Co., Ltd.........................   169,400     998,178
    Punch Industry Co., Ltd.....................................   119,000     689,360
    Qol Holdings Co., Ltd.......................................   187,400   2,846,912
    Quick Co., Ltd..............................................    36,900     573,908
    Raccoon Holdings, Inc.......................................    34,800     218,244
    Raito Kogyo Co., Ltd........................................   264,300   3,412,561
    Rakus Co., Ltd..............................................    57,900   1,011,268
    Rakuten, Inc................................................ 2,445,400  27,357,929
    Rasa Corp...................................................    34,900     261,514
#   Rasa Industries, Ltd........................................    52,699     740,601
    Raysum Co., Ltd.............................................   109,500     997,290
#   RECOMM Co., Ltd.............................................   203,200     307,513
    Recruit Holdings Co., Ltd...................................   743,800  22,398,689
    Relia, Inc..................................................   103,500   1,095,312
    Relo Group, Inc.............................................   238,800   6,521,871
#   Renaissance, Inc............................................    42,000     777,742
    Renesas Easton Co., Ltd.....................................    66,400     247,616
*   Renesas Electronics Corp....................................   744,900   3,989,450
    Rengo Co., Ltd.............................................. 1,075,110   9,482,928
*   RENOVA, Inc.................................................    29,500     256,749
#*  Renown, Inc.................................................   243,200     221,375
#   Resol Holdings Co., Ltd.....................................     5,200     188,700
    Resona Holdings, Inc........................................ 1,715,800   7,283,775
    Resorttrust, Inc............................................   435,600   6,097,749
    Restar Holdings Corp........................................   121,700   1,974,055
#   Retail Partners Co., Ltd....................................     6,500      67,876
    Rheon Automatic Machinery Co., Ltd..........................    65,400     991,538
    Rhythm Watch Co., Ltd.......................................    29,300     334,155
#   Riberesute Corp.............................................    34,000     270,294
    Ricoh Co., Ltd.............................................. 1,012,219  10,240,569
    Ricoh Leasing Co., Ltd......................................    72,700   2,124,808
    Ride On Express Holdings Co., Ltd...........................    55,900     603,080
#   Right On Co., Ltd...........................................    68,000     476,144
    Riken Corp..................................................    38,500   1,845,961
    Riken Keiki Co., Ltd........................................    47,800     905,734
    Riken Technos Corp..........................................   213,700     999,561

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Riken Vitamin Co., Ltd......................................  32,700 $ 1,076,605
#   Ringer Hut Co., Ltd.........................................  69,300   1,467,983
    Rinnai Corp.................................................  19,600   1,322,294
    Rion Co., Ltd...............................................  33,100     595,067
    Riso Kagaku Corp............................................  79,858   1,325,716
    Riso Kyoiku Co., Ltd........................................ 373,150   1,427,857
#   Rix Corp....................................................   6,200      83,126
#   Rock Field Co., Ltd.........................................  72,900   1,043,110
    Rohm Co., Ltd............................................... 116,800   8,612,870
    Rohto Pharmaceutical Co., Ltd............................... 188,000   5,290,068
    Rokko Butter Co., Ltd.......................................  93,100   1,804,294
    Roland DG Corp..............................................  77,100   1,668,167
#   Rorze Corp..................................................  79,100   1,864,213
    Round One Corp.............................................. 441,100   5,943,910
    Royal Holdings Co., Ltd..................................... 150,000   3,672,653
    RS Technologies Co., Ltd....................................  23,800     699,755
#*  RVH, Inc.................................................... 232,100     360,149
    Ryobi, Ltd.................................................. 158,000   3,604,578
    Ryoden Corp.................................................  70,300     965,158
    Ryohin Keikaku Co., Ltd.....................................  25,575   4,878,276
    Ryosan Co., Ltd.............................................  83,800   2,260,300
    Ryoyo Electro Corp.......................................... 114,300   1,759,821
    S Foods, Inc................................................  61,600   2,136,263
#   S LINE Co., Ltd.............................................  10,600      97,779
#   S&B Foods, Inc..............................................   1,400      51,313
    Sac's Bar Holdings, Inc.....................................  82,000     818,511
#   Sagami Rubber Industries Co., Ltd...........................  28,000     477,421
    Saibu Gas Co., Ltd..........................................  80,100   1,685,233
    Saizeriya Co., Ltd.......................................... 159,600   3,590,666
    Sakai Chemical Industry Co., Ltd............................  63,800   1,579,301
    Sakai Heavy Industries, Ltd.................................  20,200     576,576
    Sakai Moving Service Co., Ltd...............................  57,700   3,399,007
    Sakai Ovex Co., Ltd.........................................  28,299     440,901
    Sakata INX Corp............................................. 150,600   1,369,470
#   Sakura Internet, Inc........................................  79,400     385,433
    Sala Corp................................................... 254,800   1,401,806
#   SAMTY Co., Ltd.............................................. 115,600   1,499,874
    San Holdings, Inc...........................................  14,200     318,228
    San ju San Financial Group, Inc.............................  85,000   1,147,732
    San-A Co., Ltd..............................................  63,400   2,488,253
    San-Ai Oil Co., Ltd......................................... 213,200   1,799,646
#*  Sanden Holdings Corp........................................ 166,900   1,202,676
#   Sanei Architecture Planning Co., Ltd........................  73,800   1,046,501
    Sangetsu Corp............................................... 141,300   2,648,679
    San-In Godo Bank, Ltd. (The)................................ 643,500   4,264,378
#*  Sanix, Inc.................................................. 117,300     243,299
    Sanken Electric Co., Ltd.................................... 180,500   3,880,867
    Sanki Engineering Co., Ltd.................................. 209,500   2,292,559
#   Sanko Gosei, Ltd............................................ 115,700     363,130
    Sanko Metal Industrial Co., Ltd.............................  11,300     273,051
    Sankyo Co., Ltd............................................. 100,000   3,949,334
    Sankyo Frontier Co., Ltd....................................  10,200     319,404
    Sankyo Seiko Co., Ltd....................................... 141,600     646,084
    Sankyo Tateyama, Inc........................................ 125,600   1,396,989
    Sankyu, Inc................................................. 253,600  12,162,546
    Sanoh Industrial Co., Ltd................................... 140,800     669,035
#   Sanoyas Holdings Corp....................................... 145,500     315,822
    Sanrio Co., Ltd.............................................   5,100     116,588
    Sansei Landic Co., Ltd......................................  35,100     238,443

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
#   Sansei Technologies, Inc....................................    44,700 $   621,960
#   Sansha Electric Manufacturing Co., Ltd......................    43,900     372,001
    Sanshin Electronics Co., Ltd................................   104,500   1,762,751
    Santen Pharmaceutical Co., Ltd..............................   205,900   3,145,267
    Sanwa Holdings Corp.........................................   829,300   9,988,326
#   Sanyei Corp.................................................     1,100      31,073
    Sanyo Chemical Industries, Ltd..............................    58,100   2,940,655
    Sanyo Denki Co., Ltd........................................    46,000   2,164,847
    Sanyo Electric Railway Co., Ltd.............................    51,300   1,025,053
#   Sanyo Engineering & Construction, Inc.......................    32,400     197,245
    Sanyo Housing Nagoya Co., Ltd...............................    43,300     369,144
    Sanyo Industries, Ltd.......................................     1,500      25,055
#   Sanyo Shokai, Ltd...........................................    65,499   1,108,361
    Sanyo Special Steel Co., Ltd................................   116,400   2,334,083
    Sanyo Trading Co., Ltd......................................    57,200   1,162,746
    Sapporo Holdings, Ltd.......................................   418,800   8,588,693
    Sata Construction Co., Ltd..................................    46,000     163,095
    Sato Holdings Corp..........................................   139,700   3,401,213
    Sato Shoji Corp.............................................    36,800     309,948
#   Satori Electric Co., Ltd....................................    78,600     704,727
    Sawada Holdings Co., Ltd....................................    68,400     600,863
    Sawai Pharmaceutical Co., Ltd...............................   211,400  11,358,509
    Saxa Holdings, Inc..........................................    21,600     340,943
    SBI Holdings, Inc...........................................   632,380  13,559,100
    SBS Holdings, Inc...........................................   119,600   2,020,940
#   Scala, Inc..................................................    87,700     713,527
    SCREEN Holdings Co., Ltd....................................   180,700   8,680,319
    Scroll Corp.................................................   149,500     497,261
    SCSK Corp...................................................    63,759   3,029,875
    SEC Carbon, Ltd.............................................     2,800     249,410
    Secom Co., Ltd..............................................    95,400   8,026,124
    Secom Joshinetsu Co., Ltd...................................     3,300     106,953
#   Seed Co., Ltd...............................................    37,500     385,298
    Sega Sammy Holdings, Inc....................................   286,512   3,629,068
    Seibu Holdings, Inc.........................................   371,700   6,050,703
    Seika Corp..................................................    41,200     506,511
    Seikagaku Corp..............................................    25,100     276,401
    Seikitokyu Kogyo Co., Ltd...................................   211,999   1,082,746
    Seiko Epson Corp............................................   638,000  10,232,889
    Seiko Holdings Corp.........................................   159,600   3,621,957
    Seiko PMC Corp..............................................    31,500     224,680
    Seino Holdings Co., Ltd.....................................   377,800   5,143,205
    Seiren Co., Ltd.............................................   216,200   3,239,435
    Sekisui Chemical Co., Ltd...................................   983,500  15,788,611
    Sekisui House, Ltd..........................................   797,000  12,850,247
    Sekisui Jushi Corp..........................................    86,000   1,664,913
    Sekisui Plastics Co., Ltd...................................   120,700     899,674
    Senko Group Holdings Co., Ltd...............................   619,800   4,984,852
#   Senshu Electric Co., Ltd....................................    28,200     655,394
    Senshu Ikeda Holdings, Inc.................................. 1,127,860   2,802,493
#*  Senshukai Co., Ltd..........................................   142,200     307,817
#   Septeni Holdings Co., Ltd...................................    84,700     265,755
    Seria Co., Ltd..............................................    64,000   1,903,578
    Seven & I Holdings Co., Ltd.................................   964,352  33,373,611
    Seven Bank, Ltd............................................. 2,094,800   5,698,749
    SFP Holdings Co., Ltd.......................................    52,600     866,012
    Sharp Corp..................................................   215,399   2,402,881
#   Shibaura Electronics Co., Ltd...............................    44,500   1,594,890
    Shibaura Mechatronics Corp..................................    23,800     818,589

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Shibusawa Warehouse Co., Ltd. (The).........................    35,900 $   565,094
    Shibuya Corp................................................    87,100   2,707,573
#   Shidax Corp.................................................    93,800     260,378
*   SHIFT, Inc..................................................    25,800   1,421,282
    Shiga Bank, Ltd. (The)......................................   194,136   4,645,941
    Shikibo, Ltd................................................    34,400     314,721
    Shikoku Bank, Ltd. (The)....................................   155,400   1,420,671
    Shikoku Chemicals Corp......................................   109,000   1,179,119
#   Shikoku Electric Power Co., Inc.............................   291,700   2,947,928
    Shima Seiki Manufacturing, Ltd..............................    45,500   1,530,985
    Shimachu Co., Ltd...........................................   203,500   4,920,850
    Shimadzu Corp...............................................   284,600   7,633,902
    Shimamura Co., Ltd..........................................    60,546   4,514,552
    Shimano, Inc................................................    30,400   4,468,294
    Shimizu Bank, Ltd. (The)....................................   191,700   3,038,259
    Shimizu Corp................................................ 1,288,100  11,032,926
    Shimojima Co., Ltd..........................................     5,900      63,318
    Shin Nippon Air Technologies Co., Ltd.......................    54,000     870,438
*   Shin Nippon Biomedical Laboratories, Ltd....................    82,900     571,435
    Shinagawa Refractories Co., Ltd.............................    29,900     893,201
    Shindengen Electric Manufacturing Co., Ltd..................    39,500   1,625,378
    Shin-Etsu Chemical Co., Ltd.................................   252,800  23,946,347
    Shin-Etsu Polymer Co., Ltd..................................   197,700   1,505,335
#*  Shinkawa, Ltd...............................................    87,300     392,045
    Shin-Keisei Electric Railway Co., Ltd.......................    11,400     212,123
    Shinko Electric Industries Co., Ltd.........................   379,900   3,352,698
    Shinko Plantech Co., Ltd....................................   203,400   2,129,092
    Shinko Shoji Co., Ltd.......................................    88,500   1,491,076
    Shinko Wire Co., Ltd........................................     4,700      42,077
    Shinmaywa Industries, Ltd...................................   382,600   4,724,311
    Shinnihon Corp..............................................   148,500   1,276,617
#   Shinoken Group Co., Ltd.....................................   207,700   1,345,380
*   Shinsei Bank, Ltd...........................................   414,300   5,777,126
    Shinsho Corp................................................    26,500     634,185
    Shinwa Co., Ltd.............................................    31,600     644,459
    Shionogi & Co., Ltd.........................................   198,200  11,577,457
    Ship Healthcare Holdings, Inc...............................   246,500  10,141,332
#   Shirai Electronics Industrial Co., Ltd......................    22,600      69,972
    Shiseido Co., Ltd...........................................   272,600  21,442,162
    Shizuki Electric Co., Inc...................................    53,900     300,979
    Shizuoka Bank, Ltd. (The)...................................   754,930   5,800,774
    Shizuoka Gas Co., Ltd.......................................   331,900   2,694,604
#   Shobunsha Publications, Inc.................................    47,400     172,848
#   Shoei Co., Ltd..............................................    44,600   1,939,123
#   Shoei Foods Corp............................................    65,100   1,825,173
    Shofu, Inc..................................................    17,300     196,748
#*  Shoko Co., Ltd..............................................    44,000     257,069
#   Showa Aircraft Industry Co., Ltd............................    17,053     208,278
    Showa Corp..................................................   385,400   5,660,821
    Showa Denko K.K.............................................   667,400  22,785,066
    Showa Sangyo Co., Ltd.......................................    87,900   2,376,242
#   Showa Shinku Co., Ltd.......................................    20,300     233,337
    Sigma Koki Co., Ltd.........................................    14,200     171,402
#   SIGMAXYZ, Inc...............................................    62,800     614,887
#   Siix Corp...................................................   179,800   2,882,520
    Sinanen Holdings Co., Ltd...................................    33,200     623,900
    Sinfonia Technology Co., Ltd................................   132,400   1,884,452
    Sinko Industries, Ltd.......................................    81,600   1,174,406
    Sintokogio, Ltd.............................................   194,900   1,833,844

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
JAPAN -- (Continued)
#   SK-Electronics Co., Ltd.....................................    53,200 $    848,598
    SKY Perfect JSAT Holdings, Inc..............................   838,200    3,353,516
#   Skylark Holdings Co., Ltd...................................   418,000    6,885,477
    SMC Corp....................................................    13,000    5,429,641
    SMK Corp....................................................    26,699      618,016
    SMS Co., Ltd................................................   250,800    4,867,465
    Snow Peak, Inc..............................................     1,700       24,201
    SNT Corp....................................................    72,000      236,817
    Soda Nikka Co., Ltd.........................................    68,000      351,020
    Sodick Co., Ltd.............................................   285,400    2,578,262
    Soft99 Corp.................................................    11,800       95,615
    SoftBank Group Corp......................................... 1,002,632  106,310,357
#   Softbank Technology Corp....................................    55,400    1,238,044
    Softbrain Co., Ltd..........................................    69,300      330,682
    Softcreate Holdings Corp....................................    31,500      446,757
    Software Service, Inc.......................................     8,600      768,521
    Sogo Medical Holdings Co., Ltd..............................   137,400    2,550,703
    Sohgo Security Services Co., Ltd............................   135,900    6,072,170
    Sojitz Corp................................................. 2,050,200    7,058,327
    Soken Chemical & Engineering Co., Ltd.......................    25,000      354,182
    Solasto Corp................................................   181,500    1,819,984
#   Soliton Systems K.K.........................................    30,200      280,885
    Sompo Holdings, Inc.........................................   247,200    9,330,109
    Sony Corp...................................................   775,200   39,045,351
#   Sony Corp., Sponsored ADR...................................   344,389   17,346,874
    Sony Financial Holdings, Inc................................    84,500    1,737,408
#   Soshin Electric Co., Ltd....................................    30,300      142,537
    Sotetsu Holdings, Inc.......................................   123,700    3,426,938
    Sotoh Co., Ltd..............................................    11,700      102,710
#   Sourcenext Corp.............................................   273,800    1,264,249
    Space Co., Ltd..............................................    49,260      571,708
    Space Value Holdings Co., Ltd...............................   224,200    1,224,924
#   Sparx Group Co., Ltd........................................   668,000    1,445,570
    SPK Corp....................................................    10,400      226,014
    Square Enix Holdings Co., Ltd...............................    84,900    2,937,788
    SRA Holdings................................................    60,600    1,313,100
    SRS Holdings Co., Ltd.......................................     4,600       41,650
    St Marc Holdings Co., Ltd...................................   108,500    2,436,229
    Stanley Electric Co., Ltd...................................   293,800    7,965,814
    Star Mica Co., Ltd..........................................    72,100      860,117
#   Star Micronics Co., Ltd.....................................    92,900    1,516,215
    Starts Corp., Inc...........................................   238,400    5,308,816
    Starzen Co., Ltd............................................    32,499    1,174,438
    St-Care Holding Corp........................................    78,100      366,107
    Stella Chemifa Corp.........................................    66,200    1,838,401
    Step Co., Ltd...............................................    30,000      406,193
    Strike Co., Ltd.............................................    27,300      498,110
    Studio Alice Co., Ltd.......................................    68,700    1,267,115
    Subaru Corp.................................................   909,400   22,284,794
    Subaru Enterprise Co., Ltd..................................     6,100      315,543
#   Sugi Holdings Co., Ltd......................................    41,800    2,114,054
    Sugimoto & Co., Ltd.........................................    35,300      631,935
    SUMCO Corp..................................................   688,060    9,076,784
#   Sumida Corp.................................................   196,100    2,928,254
#   Suminoe Textile Co., Ltd....................................    28,000      755,014
#   Sumiseki Holdings, Inc......................................   267,700      286,581
    Sumitomo Bakelite Co., Ltd..................................   144,200    5,628,515
    Sumitomo Chemical Co., Ltd.................................. 4,126,852   20,588,868
    Sumitomo Corp...............................................   914,600   13,108,802

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Sumitomo Dainippon Pharma Co., Ltd..........................   214,900 $ 4,747,804
    Sumitomo Densetsu Co., Ltd..................................    75,100   1,290,373
    Sumitomo Electric Industries, Ltd........................... 1,702,300  22,650,264
    Sumitomo Forestry Co., Ltd..................................   860,200  11,834,452
    Sumitomo Heavy Industries, Ltd..............................   289,096  10,279,474
    Sumitomo Metal Mining Co., Ltd..............................   241,100   7,583,524
    Sumitomo Mitsui Construction Co., Ltd....................... 1,131,880   7,387,005
    Sumitomo Mitsui Financial Group, Inc........................ 1,020,970  37,108,380
    Sumitomo Mitsui Trust Holdings, Inc.........................   249,173   8,693,936
#   Sumitomo Osaka Cement Co., Ltd..............................   176,299   7,184,169
    Sumitomo Precision Products Co., Ltd........................    17,700     493,896
    Sumitomo Realty & Development Co., Ltd......................   437,100  16,159,612
    Sumitomo Riko Co., Ltd......................................   256,400   2,259,250
    Sumitomo Rubber Industries, Ltd.............................   961,363  11,821,245
    Sumitomo Seika Chemicals Co., Ltd...........................    56,000   2,175,784
    Sumitomo Warehouse Co., Ltd. (The)..........................   287,800   3,691,332
    Sun A Kaken Co., Ltd........................................     1,800       7,998
    Sun Frontier Fudousan Co., Ltd..............................   237,900   2,433,997
    Suncall Corp................................................    41,800     228,419
    Sundrug Co., Ltd............................................    84,600   2,268,168
    Suntory Beverage & Food, Ltd................................    90,800   4,015,100
    Sun-Wa Technos Corp.........................................    43,800     348,925
#*  Suruga Bank, Ltd............................................   321,900   1,425,968
    Sushiro Global Holdings, Ltd................................    37,500   2,454,991
    Suzuken Co., Ltd............................................   103,120   5,945,939
#   Suzuki Co., Ltd.............................................    62,300     385,807
    Suzuki Motor Corp...........................................   304,500  13,895,447
    SWCC Showa Holdings Co., Ltd................................   530,600   3,691,839
#*  Synchro Food Co., Ltd.......................................    34,600     173,571
    Sysmex Corp.................................................    98,000   5,615,602
#   System Information Co., Ltd.................................    19,600     164,465
    System Research Co., Ltd....................................       600      14,233
    Systemsoft Corp.............................................    79,400      71,514
    Systena Corp................................................   233,000   2,804,998
    Syuppin Co., Ltd............................................    75,800     505,661
    T Hasegawa Co., Ltd.........................................    92,692   1,497,738
    T RAD Co., Ltd..............................................    38,700     829,576
    T&D Holdings, Inc...........................................   708,110   7,669,602
    T&K Toka Co., Ltd...........................................    69,100     609,793
    Tachibana Eletech Co., Ltd..................................    79,080   1,234,578
    Tachikawa Corp..............................................    43,300     492,479
    Tachi-S Co., Ltd............................................   131,300   2,025,327
#   Tacmina Corp................................................       900      15,488
    Tadano, Ltd.................................................   329,421   3,485,363
    Taihei Dengyo Kaisha, Ltd...................................    76,300   1,682,786
    Taiheiyo Cement Corp........................................   357,436  11,526,891
    Taiheiyo Kouhatsu, Inc......................................    33,499     222,361
    Taiho Kogyo Co., Ltd........................................    96,900     766,397
    Taikisha, Ltd...............................................    67,500   2,039,951
    Taiko Bank, Ltd. (The)......................................    21,200     317,286
    Taisei Corp.................................................   261,180  11,491,931
    Taisei Lamick Co., Ltd......................................    20,300     513,955
    Taisho Pharmaceutical Holdings Co., Ltd.....................    16,800   1,554,003
    Taiyo Holdings Co., Ltd.....................................    49,100   1,729,525
    Taiyo Nippon Sanso Corp.....................................   291,700   4,860,213
    Taiyo Yuden Co., Ltd........................................   704,400  17,154,700
    Takachiho Koheki Co., Ltd...................................    15,900     136,492
    Takadakiko Co., Ltd.........................................     1,800      41,552
#   Takagi Seiko Corp...........................................     1,800      59,820

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Takamatsu Construction Group Co., Ltd.......................    37,300 $   804,595
    Takamatsu Machinery Co., Ltd................................     8,700      76,107
    Takamiya Co., Ltd...........................................   126,700     767,585
    Takano Co., Ltd.............................................    37,300     277,780
    Takaoka Toko Co., Ltd.......................................    56,874     659,039
    Takara Holdings, Inc........................................   140,800   1,644,433
#   Takara Leben Co., Ltd.......................................   609,100   1,894,221
#   Takara Printing Co., Ltd....................................    19,700     304,552
    Takara Standard Co., Ltd....................................   150,348   2,288,642
    Takasago International Corp.................................    64,400   1,958,947
    Takasago Thermal Engineering Co., Ltd.......................   151,600   2,404,391
    Takashima & Co., Ltd........................................    17,900     274,626
    Takashimaya Co., Ltd........................................   393,800   4,427,964
    Take And Give Needs Co., Ltd................................    88,740   1,170,055
#   TAKEBISHI Corp..............................................    28,000     346,343
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............   140,479   2,567,953
    Takeda Pharmaceutical Co., Ltd.............................. 1,134,702  41,872,462
    Takeei Corp.................................................    99,100     699,605
    Takemoto Yohki Co., Ltd.....................................    51,200     645,847
    Takeuchi Manufacturing Co., Ltd.............................   193,000   3,659,939
#   Takihyo Co., Ltd............................................    13,600     222,853
    Takisawa Machine Tool Co., Ltd..............................    33,900     475,919
    Takuma Co., Ltd.............................................   216,100   2,605,639
#   Tama Home Co., Ltd..........................................   132,600   1,308,432
    Tamron Co., Ltd.............................................    74,200   1,452,869
    Tamura Corp.................................................   331,000   2,056,289
#   Tanabe Engineering Corp.....................................    22,500     158,307
    Tanabe Management Consulting Co., Ltd.......................     1,000      10,795
    Tanseisha Co., Ltd..........................................   227,149   2,536,553
    Taoka Chemical Co., Ltd.....................................     1,000      44,477
#   Tateru, Inc.................................................    95,600     228,816
    Tatsuta Electric Wire and Cable Co., Ltd....................   180,600     793,180
#   Tayca Corp..................................................    73,000   1,648,155
#   Tazmo Co., Ltd..............................................    49,300     398,472
#   Tbk Co., Ltd................................................    99,000     361,763
    TDC Soft, Inc...............................................    43,400     336,156
#   TDK Corp., Sponsored ADR....................................    46,731   4,060,924
    TDK Corp....................................................   291,000  25,495,691
#   Tear Corp...................................................    41,400     254,804
    TechMatrix Corp.............................................    58,400   1,040,616
    TECHNO ASSOCIE Co., Ltd.....................................     4,200      40,863
#   Techno Horizon Holdings Co., Ltd............................    32,800     115,750
    Techno Medica Co., Ltd......................................     2,000      37,853
    Techno Ryowa, Ltd...........................................    23,570     174,772
#   Techno Smart Corp...........................................    32,100     267,659
    TechnoPro Holdings, Inc.....................................   141,400   8,507,841
    Tecnos Japan, Inc...........................................    60,600     366,440
    Teijin, Ltd................................................. 1,439,350  24,759,868
    Teikoku Electric Manufacturing Co., Ltd.....................    79,700     812,709
    Teikoku Sen-I Co., Ltd......................................    54,100   1,204,223
    Teikoku Tsushin Kogyo Co., Ltd..............................    39,200     430,179
#   Tekken Corp.................................................    56,399   1,474,650
    Tenma Corp..................................................    71,300   1,325,250
    Tenox Corp..................................................     6,000      43,814
#   Tenpos Holdings Co., Ltd....................................    16,300     316,989
#   Teraoka Seisakusho Co., Ltd.................................    39,100     181,546
    Terumo Corp.................................................   370,800  11,190,242
#   TESEC Corp..................................................     8,700     104,175
    T-Gaia Corp.................................................    73,600   1,196,526

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    THK Co., Ltd................................................   218,800 $ 5,785,910
    Tigers Polymer Corp.........................................    46,700     254,236
    TIS, Inc....................................................   212,600   9,700,046
#   Titan Kogyo, Ltd............................................     3,800      79,031
    TKC Corp....................................................    62,800   2,458,956
    Toa Corp....................................................    91,600   1,007,924
    Toa Corp....................................................    91,000   1,307,219
#   Toa Oil Co., Ltd............................................    43,200     697,520
    TOA ROAD Corp...............................................    19,900     509,857
    Toabo Corp..................................................    24,400     100,946
    Toagosei Co., Ltd...........................................   521,650   5,694,656
    Tobishima Corp..............................................   128,440   1,644,137
    Tobu Railway Co., Ltd.......................................   112,500   3,185,576
    TOC Co., Ltd................................................   154,900     968,287
#   Tocalo Co., Ltd.............................................   396,900   3,266,401
    Tochigi Bank, Ltd. (The).................................... 1,069,401   2,168,237
    Toda Corp...................................................   847,000   5,238,417
#   Toda Kogyo Corp.............................................    18,100     362,348
    Toei Animation Co., Ltd.....................................    43,000   2,137,497
    Toei Co., Ltd...............................................    29,300   3,804,931
#   Toell Co., Ltd..............................................    28,000     193,644
    Toenec Corp.................................................    36,500   1,013,541
    Togami Electric Manufacturing Co., Ltd......................    11,600     157,010
    Toho Bank, Ltd. (The).......................................   951,500   2,468,869
    Toho Chemical Industry Co., Ltd.............................    23,000      87,487
    Toho Co., Ltd...............................................    36,200   1,520,193
    Toho Co., Ltd...............................................    29,800     588,651
    Toho Gas Co., Ltd...........................................   101,500   4,184,819
    Toho Holdings Co., Ltd......................................   237,700   5,569,542
    Toho Titanium Co., Ltd......................................   199,800   1,681,250
    Toho Zinc Co., Ltd..........................................    89,300   2,337,529
    Tohoku Bank, Ltd. (The).....................................    40,500     394,373
    Tohoku Electric Power Co., Inc..............................   294,900   3,375,830
    Tohoku Steel Co., Ltd.......................................     7,300      91,448
    Tohokushinsha Film Corp.....................................    12,200      64,370
    Tohto Suisan Co., Ltd.......................................     8,800     183,726
#   Tokai Carbon Co., Ltd.......................................   659,000   7,625,677
    Tokai Corp..................................................    69,800   1,612,887
    TOKAI Holdings Corp.........................................   522,900   4,367,885
#   Tokai Lease Co., Ltd........................................     4,000      58,344
    Tokai Rika Co., Ltd.........................................   437,300   7,593,396
    Tokai Tokyo Financial Holdings, Inc.........................   892,800   2,966,982
#   Token Corp..................................................    47,870   2,922,505
    Tokio Marine Holdings, Inc..................................   302,912  15,347,119
#   Tokio Marine Holdings, Inc., ADR............................    61,104   3,082,086
    Tokushu Tokai Paper Co., Ltd................................    39,338   1,453,615
    Tokuyama Corp...............................................   429,699  10,675,891
*   Tokyo Base Co., Ltd.........................................    71,900     690,576
    Tokyo Broadcasting System Holdings, Inc.....................   108,900   2,071,465
    Tokyo Century Corp..........................................   166,730   7,711,273
    Tokyo Dome Corp.............................................   386,800   3,841,587
*   Tokyo Electric Power Co. Holdings, Inc...................... 1,194,612   6,747,617
    Tokyo Electron Device, Ltd..................................    39,800     693,999
    Tokyo Electron, Ltd.........................................    93,700  14,873,320
    Tokyo Energy & Systems, Inc.................................   104,500     901,889
    Tokyo Gas Co., Ltd..........................................   236,300   6,011,977
    Tokyo Individualized Educational Institute, Inc.............    48,000     433,800
#   Tokyo Keiki, Inc............................................    66,599     664,040
#   Tokyo Kiraboshi Financial Group, Inc........................   168,174   2,430,089

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Tokyo Ohka Kogyo Co., Ltd...................................   105,200 $ 3,368,836
    Tokyo Printing Ink Manufacturing Co., Ltd...................     3,200      73,140
    Tokyo Radiator Manufacturing Co., Ltd.......................     5,100      41,162
    Tokyo Rakutenchi Co., Ltd...................................     9,500     430,045
#   Tokyo Rope Manufacturing Co., Ltd...........................    77,399     762,123
    Tokyo Sangyo Co., Ltd.......................................    81,100     374,556
    Tokyo Seimitsu Co., Ltd.....................................   134,700   3,912,639
    Tokyo Steel Manufacturing Co., Ltd..........................   342,700   2,934,823
    Tokyo Tatemono Co., Ltd.....................................   671,300   7,577,353
    Tokyo Tekko Co., Ltd........................................    24,400     270,078
    Tokyo Theatres Co., Inc.....................................    38,800     464,158
#   Tokyotokeiba Co., Ltd.......................................    52,100   1,520,041
#   Tokyu Construction Co., Ltd.................................   519,780   3,732,735
    Tokyu Corp..................................................   313,300   5,114,805
    Tokyu Fudosan Holdings Corp................................. 2,468,094  13,924,604
#   Tokyu Recreation Co., Ltd...................................     8,364     373,640
    Toli Corp...................................................   201,200     471,098
    Tomato Bank, Ltd............................................    25,300     242,728
    Tomen Devices Corp..........................................    11,500     246,553
    Tomoe Corp..................................................   140,800     454,488
    Tomoe Engineering Co., Ltd..................................    32,400     713,456
    Tomoegawa Co., Ltd..........................................    24,800     228,597
    Tomoku Co., Ltd.............................................    52,600     837,057
    TOMONY Holdings, Inc........................................   906,000   3,297,367
    Tomy Co., Ltd...............................................   560,700   6,012,202
    Tonami Holdings Co., Ltd....................................    25,300   1,390,252
    Topcon Corp.................................................   545,100   6,623,972
    Toppan Forms Co., Ltd.......................................   196,700   1,798,910
    Toppan Printing Co., Ltd....................................   408,200   6,625,516
    Topre Corp..................................................   220,300   4,132,434
    Topy Industries, Ltd........................................    87,900   2,034,195
    Toray Industries, Inc....................................... 1,940,600  13,279,669
#   Torex Semiconductor, Ltd....................................    38,400     450,168
#   Toridoll Holdings Corp......................................   100,000   2,239,710
    Torigoe Co., Ltd. (The).....................................    40,700     280,431
    Torii Pharmaceutical Co., Ltd...............................    77,100   1,532,563
#   Torikizoku Co., Ltd.........................................    28,400     484,652
    Torishima Pump Manufacturing Co., Ltd.......................    83,900     761,857
    Tosei Corp..................................................   226,900   1,886,978
    Toshiba Corp................................................   141,500   4,714,996
    Toshiba Machine Co., Ltd....................................    92,000   2,103,899
    Toshiba Plant Systems & Services Corp.......................   117,800   2,115,339
    Toshiba TEC Corp............................................   180,600   4,990,799
#   Tosho Co., Ltd..............................................    56,400   1,449,241
    Tosho Printing Co., Ltd.....................................    92,400     808,134
    Tosoh Corp..................................................   952,700  15,360,984
    Totech Corp.................................................    29,200     574,143
    Totetsu Kogyo Co., Ltd......................................   110,300   3,238,671
#   TOTO, Ltd...................................................   110,000   4,662,658
    Totoku Electric Co., Ltd....................................    18,700     319,738
    Tottori Bank, Ltd. (The)....................................    37,800     479,934
    Toukei Computer Co., Ltd....................................    11,000     299,449
    Tow Co., Ltd................................................    89,500     584,053
    Towa Bank, Ltd. (The).......................................   252,700   1,620,919
    Towa Corp...................................................    95,400     793,848
    Towa Pharmaceutical Co., Ltd................................   151,800   3,737,806
    Toyo Construction Co., Ltd..................................   528,700   1,947,693
    Toyo Corp...................................................   104,700     854,001
#   Toyo Denki Seizo K.K........................................    37,500     513,499

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
JAPAN -- (Continued)
*   Toyo Engineering Corp.......................................   134,900 $    719,457
#   Toyo Gosei Co., Ltd.........................................    27,500      438,043
    Toyo Ink SC Holdings Co., Ltd...............................   182,000    4,360,942
    Toyo Kanetsu K.K............................................    37,000      705,584
    Toyo Machinery & Metal Co., Ltd.............................    68,300      383,982
    Toyo Securities Co., Ltd....................................   319,500      372,965
    Toyo Seikan Group Holdings, Ltd.............................   256,600    5,145,143
    Toyo Sugar Refining Co., Ltd................................     2,900       25,491
    Toyo Suisan Kaisha, Ltd.....................................   109,800    4,192,641
    Toyo Tanso Co., Ltd.........................................    50,300      998,280
    Toyo Tire Corp..............................................   686,700    8,033,311
    Toyo Wharf & Warehouse Co., Ltd.............................    27,600      370,240
    Toyobo Co., Ltd.............................................   535,477    6,987,072
    Toyoda Gosei Co., Ltd.......................................   482,900   10,052,629
    Toyota Boshoku Corp.........................................   375,600    5,549,922
    Toyota Industries Corp......................................   122,300    6,932,418
    Toyota Motor Corp., Sponsored ADR...........................   408,823   50,530,523
    Toyota Motor Corp........................................... 2,741,740  169,742,336
    Toyota Tsusho Corp..........................................   481,946   16,008,192
    TPR Co., Ltd................................................   155,200    3,059,368
    Trancom Co., Ltd............................................    44,000    2,559,323
#   Transaction Co., Ltd........................................    39,600      288,381
    Trend Micro, Inc., Sponsored ADR............................     3,540      177,708
    Trend Micro, Inc............................................   110,300    5,514,105
    Tri Chemical Laboratories, Inc..............................    23,100    1,217,853
    Trinity Industrial Corp.....................................     7,900       49,716
#   Trusco Nakayama Corp........................................   153,022    3,867,595
    Trust Tech, Inc.............................................    35,900    1,223,707
    TS Tech Co., Ltd............................................   263,600    7,916,579
    TSI Holdings Co., Ltd.......................................   334,490    2,080,126
    Tsubaki Nakashima Co., Ltd..................................   177,000    3,307,353
    Tsubakimoto Chain Co........................................   132,600    4,942,622
    Tsubakimoto Kogyo Co., Ltd..................................    16,600      544,280
    Tsudakoma Corp..............................................    17,999      307,898
#   Tsugami Corp................................................   325,700    2,952,371
    Tsukada Global Holdings, Inc................................   102,700      561,125
    Tsukamoto Corp. Co., Ltd....................................     3,700       39,343
    Tsukishima Kikai Co., Ltd...................................   119,200    1,563,924
    Tsukuba Bank, Ltd...........................................   841,900    1,486,553
    Tsukui Corp.................................................   329,400    2,057,747
    Tsumura & Co................................................   116,700    3,588,653
    Tsuruha Holdings, Inc.......................................    43,400    3,698,801
    Tsurumi Manufacturing Co., Ltd..............................    74,200    1,329,876
    Tsutsumi Jewelry Co., Ltd...................................    39,500      643,781
    Tsuzuki Denki Co., Ltd......................................    12,400      102,459
    TV Asahi Holdings Corp......................................    98,700    1,741,830
    Tv Tokyo Holdings Corp......................................    61,900    1,304,702
#   TYK Corp....................................................   105,800      351,609
#   UACJ Corp...................................................   235,714    4,767,997
    Ube Industries, Ltd.........................................   778,365   16,653,663
    Uchida Yoko Co., Ltd........................................    23,800      759,701
    Uchiyama Holdings Co., Ltd..................................    19,300       84,486
    Ulvac, Inc..................................................   300,000   10,105,914
    UMC Electronics Co., Ltd....................................    43,700      566,914
    Unicharm Corp...............................................   151,600    5,003,074
#   Uniden Holdings Corp........................................    27,700      611,715
#   UNIMAT Retirement Community Co., Ltd........................    17,800      292,820
    Union Tool Co...............................................    22,900      632,247
    Unipres Corp................................................   287,400    4,441,607

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
    United Arrows, Ltd..........................................    85,100 $2,688,046
    United Super Markets Holdings, Inc..........................   201,800  1,824,340
#   UNITED, Inc.................................................    73,700    947,900
*   Unitika, Ltd................................................   321,900  1,277,011
#   Universal Entertainment Corp................................    33,200  1,046,175
    Unizo Holdings Co., Ltd.....................................   118,500  2,100,788
#   Urbanet Corp. Co., Ltd......................................   127,800    396,833
*   Usen-Next Holdings Co., Ltd.................................    47,200    354,667
    Ushio, Inc..................................................   486,400  5,913,065
    USS Co., Ltd................................................   136,600  2,622,149
#   UT Group Co., Ltd...........................................    96,300  2,777,502
    Utoc Corp...................................................    44,100    215,434
    V Technology Co., Ltd.......................................    17,500  2,352,403
    Valor Holdings Co., Ltd.....................................   257,800  6,288,857
    Valqua, Ltd.................................................    95,200  2,042,578
#   Value HR Co., Ltd...........................................     9,500    220,286
    ValueCommerce Co., Ltd......................................    72,700  1,842,449
#*  V-Cube, Inc.................................................    54,600    255,277
*   Vector, Inc.................................................    99,900  1,189,398
#   Vertex Corp.................................................    35,560    345,233
#*  VIA Holdings, Inc...........................................    71,700    419,031
#   Village Vanguard Co., Ltd...................................    24,300    206,646
#   VINX Corp...................................................     7,800     77,647
*   Vision, Inc.................................................    29,400  1,353,027
#*  Visionary Holdings Co., Ltd.................................   416,700    244,987
#   Vital KSK Holdings, Inc.....................................   203,985  1,946,364
    VT Holdings Co., Ltd........................................   608,100  2,453,984
    Wacoal Holdings Corp........................................   190,500  4,704,950
    Wacom Co., Ltd..............................................   245,000    990,733
    Waida Manufacturing Co., Ltd................................     2,900     39,665
    Wakachiku Construction Co., Ltd.............................    68,200    876,944
*   Wakamoto Pharmaceutical Co., Ltd............................     9,000     22,748
    Wakita & Co., Ltd...........................................   180,600  1,897,060
    Warabeya Nichiyo Holdings Co., Ltd..........................    80,300  1,291,601
#   Watahan & Co., Ltd..........................................    48,000  1,028,812
    WATAMI Co., Ltd.............................................    73,700  1,031,675
    Watts Co., Ltd..............................................    19,600    123,601
    Wavelock Holdings Co., Ltd..................................    19,300    140,460
    WDB Holdings Co., Ltd.......................................    31,900    947,734
    Weathernews, Inc............................................    18,700    567,961
    Welcia Holdings Co., Ltd....................................    89,944  3,545,395
#   West Holdings Corp..........................................   111,300  1,479,822
    West Japan Railway Co.......................................    70,400  5,235,921
    Will Group, Inc.............................................   104,400  1,067,868
    WIN-Partners Co., Ltd.......................................    42,300    462,505
#*  WirelessGate, Inc...........................................    33,900    125,428
    Wood One Co., Ltd...........................................    34,600    337,747
    Workman Co., Ltd............................................     6,600    320,457
    World Holdings Co., Ltd.....................................    54,600    928,332
    Wowow, Inc..................................................    42,400  1,098,716
    Xebio Holdings Co., Ltd.....................................   136,200  1,433,891
#   YAC Holdings Co., Ltd.......................................    41,700    325,927
    Yachiyo Industry Co., Ltd...................................    26,000    176,620
    Yahagi Construction Co., Ltd................................   129,200    906,349
    Yahoo Japan Corp............................................ 1,061,100  2,832,573
    Yaizu Suisankagaku Industry Co., Ltd........................    14,700    146,873
    Yakult Honsha Co., Ltd......................................    27,600  1,884,405
#   Yakuodo Co., Ltd............................................    40,900  1,001,645
    YAMABIKO Corp...............................................   177,440  1,755,083

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE>>
                                                                 ------- --------------
JAPAN -- (Continued)
#   YAMADA Consulting Group Co., Ltd............................  36,100 $      785,324
#   Yamada Denki Co., Ltd....................................... 840,572      3,984,670
    Yamagata Bank, Ltd. (The)................................... 146,699      2,364,218
    Yamaguchi Financial Group, Inc.............................. 511,200      3,782,218
    Yamaha Corp.................................................  63,600      3,302,265
    Yamaha Motor Co., Ltd....................................... 835,300     17,225,563
#   Yamaichi Electronics Co., Ltd............................... 130,600      1,486,501
#   YA-MAN, Ltd................................................. 106,300      1,022,770
    Yamanashi Chuo Bank, Ltd. (The)............................. 150,800      1,769,040
#   Yamashina Corp..............................................  61,100         37,962
    Yamatane Corp...............................................  62,400        908,649
    Yamato Corp.................................................  66,700        312,484
    Yamato Holdings Co., Ltd.................................... 200,400      4,353,424
    Yamato Kogyo Co., Ltd....................................... 168,400      4,675,620
#   Yamaura Corp................................................  24,100        195,031
    Yamaya Corp.................................................  25,110        483,634
    Yamazaki Baking Co., Ltd.................................... 427,000      6,361,117
    Yamazen Corp................................................ 192,900      2,029,613
    Yaoko Co., Ltd.............................................. 101,700      4,839,822
    Yashima Denki Co., Ltd......................................  36,900        292,349
    Yaskawa Electric Corp....................................... 404,600     15,062,365
    Yasuda Logistics Corp.......................................  71,000        550,865
#   Yasunaga Corp...............................................  61,900        978,853
    Yellow Hat, Ltd............................................. 136,200      1,723,523
    Yodogawa Steel Works, Ltd...................................  95,400      1,820,210
#   Yokogawa Bridge Holdings Corp............................... 142,800      2,323,617
    Yokogawa Electric Corp...................................... 569,700     11,930,118
    Yokohama Reito Co., Ltd..................................... 243,900      1,931,837
    Yokohama Rubber Co., Ltd. (The)............................. 667,200     12,571,882
#   Yokowo Co., Ltd.............................................  77,900      1,246,745
    Yomeishu Seizo Co., Ltd.....................................  10,100        192,589
    Yomiuri Land Co., Ltd.......................................  21,100        832,730
    Yondenko Corp...............................................   9,180        218,071
#   Yondoshi Holdings, Inc......................................  56,300      1,240,418
    Yorozu Corp................................................. 120,400      1,753,543
#   Yossix Co., Ltd.............................................  12,400        323,838
#   Yotai Refractories Co., Ltd................................. 113,300        532,731
    Yuasa Funashoku Co., Ltd....................................   2,900         96,382
    Yuasa Trading Co., Ltd......................................  60,100      1,714,481
    Yuken Kogyo Co., Ltd........................................  13,300        208,216
#   Yume No Machi Souzou Iinkai Co., Ltd........................  84,000      1,260,248
#   Yumeshin Holdings Co., Ltd.................................. 164,400      1,190,826
    Yurtec Corp................................................. 205,500      1,450,189
    Yushiro Chemical Industry Co., Ltd..........................  40,900        489,421
    Yutaka Foods Corp...........................................   4,000         64,788
    Yutaka Giken Co., Ltd.......................................   1,000         16,561
    Zaoh Co., Ltd...............................................  18,400        222,082
*   Zappallas, Inc..............................................  11,600         43,624
#   Zenitaka Corp. (The)........................................  11,800        566,095
    Zenkoku Hosho Co., Ltd...................................... 172,600      6,060,627
#   Zenrin Co., Ltd............................................. 121,950      2,663,425
#   Zensho Holdings Co., Ltd.................................... 299,000      6,739,635
    Zeon Corp................................................... 742,200      7,290,240
    ZIGExN Co., Ltd............................................. 203,900      1,064,447
#   Zojirushi Corp.............................................. 127,000      1,310,429
    ZOZO, Inc................................................... 190,900      3,391,042
#   Zuiko Corp..................................................  15,000        484,272
    Zuken, Inc..................................................  41,500        570,869
                                                                         --------------
TOTAL JAPAN.....................................................          6,670,742,936
                                                                         --------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
NETHERLANDS -- (2.6%)
    Aalberts NV.................................................    702,057 $27,622,332
#   ABN AMRO Group NV...........................................    915,243  21,556,059
#   Accell Group NV.............................................    111,596   3,181,909
#   Aegon NV....................................................  3,024,034  15,785,915
    Aegon NV....................................................    274,547   1,427,645
    Akzo Nobel NV...............................................    436,938  37,124,650
#*  Altice Europe NV............................................    203,842     646,882
*   Altice Europe NV, Class B...................................     51,303     162,070
#   AMG Advanced Metallurgical Group NV.........................    226,958   6,900,215
    Amsterdam Commodities NV....................................     95,076   2,167,415
    APERAM SA...................................................    289,862   8,942,479
#   Arcadis NV..................................................    343,172   6,484,435
    ArcelorMittal...............................................    966,770  21,114,262
#*  Argenx SE...................................................      1,041     133,338
    ASM International NV........................................    213,813  14,577,640
#   ASML Holding NV.............................................    109,259  22,814,456
#   ASML Holding NV.............................................    180,590  37,710,804
    ASR Nederland NV............................................     56,791   2,526,861
*   Basic-Fit NV................................................     45,052   1,599,153
#   BE Semiconductor Industries NV..............................    644,824  18,574,528
#*  Beter Bed Holding NV........................................     63,960     313,635
    BinckBank NV................................................    447,787   3,177,538
#   Boskalis Westminster........................................    320,221   8,788,489
#   Brunel International NV.....................................     74,721   1,212,510
    Coca-Cola European Partners P.L.C...........................    155,397   8,311,673
#   Corbion NV..................................................    401,704  12,850,461
#   Flow Traders................................................    226,794   6,499,421
    ForFarmers NV...............................................    131,430   1,123,754
#*  Fugro NV....................................................    348,210   3,173,627
#   GrandVision NV..............................................    218,386   4,914,462
*   Heijmans NV.................................................    108,113   1,227,513
#   Heineken NV.................................................    247,626  26,770,189
    Hunter Douglas NV...........................................      8,481     599,164
    IMCD NV.....................................................    115,234   9,317,158
#   ING Groep NV, Sponsored ADR.................................  1,247,540  15,918,610
    ING Groep NV................................................  2,595,723  33,121,492
    Intertrust NV...............................................     73,937   1,405,432
    KAS Bank NV.................................................     67,994     951,213
    Kendrion NV.................................................     83,870   2,058,612
    Koninklijke Ahold Delhaize NV, Sponsored ADR................     13,329     321,096
    Koninklijke Ahold Delhaize NV...............................  2,212,069  53,314,368
#   Koninklijke BAM Groep NV....................................  1,152,160   5,626,481
    Koninklijke DSM NV..........................................    327,823  37,493,655
    Koninklijke KPN NV.......................................... 10,268,511  31,558,767
    Koninklijke Philips NV......................................    345,692  14,845,301
    Koninklijke Philips NV......................................    479,218  20,606,373
#   Koninklijke Vopak NV........................................    342,700  15,302,596
    Nederland Apparatenfabriek..................................     24,730   1,380,041
    NN Group NV.................................................    605,252  26,412,975
#*  OCI NV......................................................    374,917  10,889,045
    Ordina NV...................................................    523,157   1,120,077
#   PostNL NV...................................................  1,863,426   4,833,638
    Randstad NV.................................................    698,347  39,939,322
    SBM Offshore NV.............................................    882,723  16,380,171
#   Signify NV..................................................    380,159  11,408,356
    Sligro Food Group NV........................................    113,515   4,148,601
*   Takeaway.com NV.............................................      6,519     561,880
    TKH Group NV................................................    235,146  12,651,559
#*  TomTom NV...................................................    514,822   4,450,090

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
NETHERLANDS -- (Continued)
    Unilever NV.................................................   399,547 $ 24,176,589
    Unilever NV.................................................   575,088   34,795,446
    Van Lanschot Kempen NV......................................    44,150    1,149,660
#   Wessanen....................................................   398,522    5,173,974
    Wolters Kluwer NV...........................................   580,125   40,491,259
                                                                           ------------
TOTAL NETHERLANDS...............................................            811,819,321
                                                                           ------------
NEW ZEALAND -- (0.4%)
*   a2 Milk Co., Ltd............................................ 1,472,795   16,556,572
    Abano Healthcare Group, Ltd.................................    13,023       39,684
    Air New Zealand, Ltd........................................ 4,509,612    8,075,718
    Auckland International Airport, Ltd.........................   739,052    3,934,470
    Chorus, Ltd................................................. 1,801,162    7,208,750
    Chorus, Ltd., ADR...........................................    10,487      207,642
#   Comvita, Ltd................................................    14,886       41,354
    Contact Energy, Ltd.........................................   823,655    3,697,745
#   EBOS Group, Ltd.............................................   287,551    4,113,825
#*  Eroad, Ltd..................................................    30,986       55,963
#   Fisher & Paykel Healthcare Corp., Ltd.......................   870,919    9,213,326
#   Fletcher Building, Ltd...................................... 1,486,695    5,122,140
    Fletcher Building, Ltd......................................    94,146      325,625
#   Fonterra Co-operative Group, Ltd............................   146,097      414,918
    Freightways, Ltd............................................   465,173    2,644,074
    Genesis Energy, Ltd......................................... 1,367,251    2,790,480
#   Gentrack Group, Ltd.........................................   111,983      411,322
    Hallenstein Glasson Holdings, Ltd...........................    87,955      289,658
    Heartland Group Holdings, Ltd............................... 1,427,174    1,479,431
    Infratil, Ltd............................................... 1,422,628    4,123,265
    Kathmandu Holdings, Ltd.....................................   208,466      327,351
    Mainfreight, Ltd............................................   312,932    7,318,108
    Mercury NZ, Ltd.............................................   566,129    1,399,905
    Meridian Energy, Ltd........................................   591,256    1,606,077
    Metlifecare, Ltd............................................   474,165    1,566,802
#   Metro Performance Glass, Ltd................................   118,709       33,301
    New Zealand Refining Co., Ltd. (The)........................   347,032      482,384
    NZME, Ltd................................................... 1,016,313      372,646
#   NZX, Ltd....................................................   436,300      294,211
*   Pacific Edge, Ltd...........................................    20,054        3,637
#   PGG Wrightson, Ltd..........................................   151,904       53,737
#   Port of Tauranga, Ltd.......................................   551,737    2,175,161
*   Pushpay Holdings, Ltd.......................................    71,073      179,603
    Restaurant Brands New Zealand, Ltd..........................   104,488      593,984
*   Rubicon, Ltd................................................    64,229        8,336
    Ryman Healthcare, Ltd.......................................   560,165    4,549,004
    Sanford, Ltd................................................    36,628      166,920
    Scales Corp., Ltd...........................................   251,949      837,694
#   Skellerup Holdings, Ltd.....................................   462,083      675,797
#   SKY Network Television, Ltd................................. 4,168,921    3,401,921
    SKYCITY Entertainment Group, Ltd............................ 2,523,241    6,876,112
    Spark New Zealand, Ltd...................................... 3,405,015    8,354,796
    Steel & Tube Holdings, Ltd..................................   731,601      605,849
#   Summerset Group Holdings, Ltd............................... 1,066,804    3,998,947
*   Synlait Milk, Ltd...........................................   123,799      874,555
    Tourism Holdings, Ltd.......................................   835,455    2,255,232
#*  TOWER, Ltd.................................................. 1,358,907      707,107
    Trade Me Group, Ltd......................................... 1,117,895    4,803,400
    Trustpower, Ltd.............................................   143,171      664,245
    Vector, Ltd.................................................   418,712    1,026,121
    Vista Group International, Ltd..............................     4,288       14,442

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
NEW ZEALAND -- (Continued)
    Warehouse Group, Ltd. (The).................................   195,063 $    278,660
    Z Energy, Ltd............................................... 1,346,619    5,693,684
                                                                           ------------
TOTAL NEW ZEALAND...............................................            132,945,691
                                                                           ------------
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA.............................. 2,153,116    1,074,365
#*  Adevinta ASA, Class A.......................................    51,459      519,037
*   Adevinta ASA, Class B.......................................    46,370      456,205
    AF Gruppen ASA..............................................    30,390      541,250
*   Akastor ASA.................................................   705,716    1,091,254
    Aker ASA, Class A...........................................    39,393    2,699,063
    Aker BP ASA.................................................   318,898   10,526,015
*   Aker Solutions ASA..........................................   586,527    3,011,221
#   American Shipping Co. ASA...................................   221,032      875,334
#*  Archer, Ltd.................................................   536,077      345,432
#   Atea ASA....................................................   375,218    5,363,836
    Austevoll Seafood ASA.......................................   577,001    6,721,983
*   Avance Gas Holding, Ltd.....................................   221,309      631,164
*   Axactor SE..................................................   407,013      993,327
#   B2Holding ASA...............................................    20,414       31,590
    Bakkafrost P/F..............................................   152,145    7,814,668
    Bonheur ASA.................................................    93,782    1,505,240
    Borregaard ASA..............................................   503,907    5,115,629
    BW LPG, Ltd.................................................   480,240    2,210,824
*   BW Offshore, Ltd............................................   644,827    3,595,185
    DNB ASA.....................................................   952,218   18,310,391
    DNO ASA..................................................... 4,801,785   10,901,595
#*  DOF ASA.....................................................   748,996      411,492
    Entra ASA...................................................   138,095    2,004,386
    Equinor ASA................................................. 1,582,273   35,271,441
    Equinor ASA, Sponsored ADR..................................   660,099   14,647,597
    Europris ASA................................................   510,865    1,596,452
    FLEX LNG, Ltd...............................................     5,086       70,052
*   Frontline, Ltd..............................................   351,730    2,921,254
    Funcom NV...................................................   106,806      198,878
    Gjensidige Forsikring ASA...................................   163,136    3,172,325
    Golar LNG, Ltd..............................................    19,800      386,892
    Grieg Seafood ASA...........................................   400,515    4,627,266
*   Hexagon Composites ASA......................................   245,657    1,157,662
    Hoegh LNG Holdings, Ltd.....................................    79,711      362,830
    Itera ASA...................................................    52,344       51,723
    Kongsberg Automotive ASA.................................... 2,256,768    2,072,828
    Kongsberg Gruppen ASA.......................................   106,927    1,550,091
    Kvaerner ASA................................................   844,264    1,175,263
    Leroy Seafood Group ASA.....................................   668,351    4,839,123
    Magnora ASA.................................................    66,506       61,741
    Mowi ASA....................................................   427,196    9,268,222
#*  NEL ASA..................................................... 2,131,328    1,791,040
*   Nordic Nanovector ASA.......................................    56,294      300,524
#*  Nordic Semiconductor ASA....................................   194,929      928,933
#   Norsk Hydro ASA............................................. 2,263,338    9,748,384
#   Norway Royal Salmon ASA.....................................    78,724    1,702,844
#*  Norwegian Air Shuttle ASA...................................   436,458    1,828,967
*   Norwegian Finans Holding ASA................................   499,514    4,115,896
    Norwegian Property ASA......................................   179,904      221,623
#   Ocean Yield ASA.............................................   378,851    2,879,300
*   Odfjell Drilling, Ltd.......................................   352,086    1,220,913
    Odfjell SE, Class A.........................................    47,975      157,100
    Olav Thon Eiendomsselskap ASA...............................    20,080      369,924

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
NORWAY -- (Continued)
    Orkla ASA...................................................    446,815 $  3,506,843
*   Otello Corp. ASA............................................    412,721      711,882
#*  Panoro Energy ASA...........................................     26,622       51,983
*   Petroleum Geo-Services ASA..................................  2,090,440    4,640,361
#*  PhotoCure ASA...............................................     20,984      119,925
*   Prosafe SE..................................................    151,494      285,580
#*  Protector Forsikring ASA....................................    187,348    1,271,855
*   Q-Free ASA..................................................     88,919       81,384
    REC Silicon ASA............................................. 41,290,725    3,344,168
    Salmar ASA..................................................     75,927    3,453,521
    Sbanken ASA.................................................     54,961      540,973
#   Scatec Solar ASA............................................    502,828    4,776,387
#   Schibsted ASA, Class A......................................     51,459    1,351,850
#   Schibsted ASA, Class B......................................     46,370    1,109,315
    Selvaag Bolig ASA...........................................    182,848    1,038,076
    Solon Eiendom ASA...........................................     46,042      209,692
#*  Solstad Offshore ASA........................................    980,576      154,887
#   SpareBank 1 SR-Bank ASA.....................................    579,806    6,703,849
    Spectrum ASA................................................    110,960      717,569
    Stolt-Nielsen, Ltd..........................................    132,292    1,658,122
    Storebrand ASA..............................................  1,118,924    9,456,376
    Subsea 7 SA.................................................    558,090    7,090,220
#   Telenor ASA.................................................    432,717    8,698,415
    TGS NOPEC Geophysical Co. ASA...............................    379,734    9,929,558
    Tomra Systems ASA...........................................    327,758    9,887,988
    Treasure ASA................................................    264,434      437,336
    Veidekke ASA................................................    304,028    3,402,001
#   Wallenius Wilhelmsen ASA....................................    171,455      608,866
    Wilh Wilhelmsen Holding ASA, Class A........................     48,941      884,514
#   XXL ASA.....................................................    189,016      576,952
    Yara International ASA......................................    109,948    4,971,191
                                                                            ------------
TOTAL NORWAY....................................................             287,119,213
                                                                            ------------
PORTUGAL -- (0.2%)
    Altri SGPS SA...............................................    508,231    3,984,681
*   Banco Comercial Portugues SA, Class R....................... 19,365,605    5,435,788
#   CTT-Correios de Portugal SA.................................    498,807    1,414,487
    EDP - Energias de Portugal SA...............................  1,602,675    6,081,617
    EDP - Energias de Portugal SA, Sponsored ADR................      7,202      273,892
    EDP Renovaveis SA...........................................    647,633    6,439,877
    Galp Energia SGPS SA........................................    833,384   13,972,738
    Jeronimo Martins SGPS SA....................................    540,167    8,803,941
#*  Mota-Engil SGPS SA..........................................    820,196    2,186,496
    Navigator Co. SA (The)......................................  1,087,002    4,806,485
    NOS SGPS SA.................................................  1,875,900   12,607,638
    Novabase SGPS SA............................................     12,258       34,417
    REN - Redes Energeticas Nacionais SGPS SA...................  1,288,343    3,687,724
    Semapa-Sociedade de Investimento e Gestao...................    156,306    2,564,584
    Sonae Capital SGPS SA.......................................    419,246      429,338
    Sonae SGPS SA...............................................  4,441,198    4,954,924
*   Teixeira Duarte SA..........................................    274,179       44,791
                                                                            ------------
TOTAL PORTUGAL..................................................              77,723,418
                                                                            ------------
SINGAPORE -- (1.1%)
*   Abterra, Ltd................................................    189,000        1,014
    Accordia Golf Trust.........................................  1,427,700      635,530
#   AEM Holdings, Ltd...........................................    954,600      801,625
    Amara Holdings, Ltd.........................................    248,000       91,158

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
SINGAPORE -- (Continued)
#   Ascendas India Trust........................................  1,552,200 $ 1,483,760
*   ASL Marine Holdings, Ltd....................................     99,300       4,602
#   Avarga, Ltd.................................................  1,027,400     177,684
#   Banyan Tree Holdings, Ltd...................................    834,700     349,986
#   Best World International, Ltd...............................  1,252,500   1,491,839
    Bonvests Holdings, Ltd......................................     51,600      49,285
    Boustead Projects, Ltd......................................    147,404     101,840
    Boustead Singapore, Ltd.....................................  1,206,267     714,097
#   BreadTalk Group, Ltd........................................    758,400     471,300
#   Bukit Sembawang Estates, Ltd................................    554,000   2,321,214
    Bund Center Investment, Ltd.................................    316,000     138,359
    CapitaLand, Ltd.............................................  4,264,500  11,081,783
#   Centurion Corp., Ltd........................................  1,289,100     412,635
    China Aviation Oil Singapore Corp., Ltd.....................    781,900     789,533
#   China Sunsine Chemical Holdings, Ltd........................  1,670,700   1,428,098
#   Chip Eng Seng Corp., Ltd....................................  2,387,200   1,395,532
#   CITIC Envirotech, Ltd.......................................  2,772,600     815,127
#   City Developments, Ltd......................................    731,200   4,812,887
    Civmec, Ltd.................................................    303,700      80,367
    ComfortDelGro Corp., Ltd....................................  5,360,269  10,616,994
#   Cordlife Group, Ltd.........................................     73,100      22,046
#*  COSCO Shipping International Singapore Co., Ltd.............  1,400,300     366,414
#*  Creative Technology, Ltd....................................     27,000      83,527
    CSE Global, Ltd.............................................  1,346,800     520,082
    Dairy Farm International Holdings, Ltd......................    217,400   1,703,025
    DBS Group Holdings, Ltd.....................................    465,570   9,681,730
    Del Monte Pacific, Ltd......................................  1,725,882     172,694
    Delfi, Ltd..................................................    192,800     191,671
    Delong Holdings, Ltd........................................     46,100     207,133
    Duty Free International, Ltd................................    206,500      29,494
*   Dyna-Mac Holdings, Ltd......................................  1,489,000     114,790
    Elec & Eltek International Co., Ltd.........................     28,700      39,533
#*  Ezion Holdings, Ltd......................................... 16,915,348     534,784
#*  Ezra Holdings, Ltd..........................................  8,713,591      66,167
    Far East Orchard, Ltd.......................................    540,636     505,179
    First Resources, Ltd........................................  2,380,200   3,202,068
    Food Empire Holdings, Ltd...................................  1,092,800     437,822
    Fragrance Group, Ltd........................................  1,448,000     142,528
    Frasers Property, Ltd.......................................  1,048,300   1,434,559
#   Frencken Group, Ltd.........................................  1,015,600     493,865
    Fu Yu Corp., Ltd............................................  2,363,100     373,851
*   Gallant Venture, Ltd........................................  2,485,000     233,348
    Genting Singapore, Ltd......................................  7,585,300   5,500,232
#   Geo Energy Resources, Ltd...................................  3,320,700     427,633
    GK Goh Holdings, Ltd........................................     14,200       8,875
    GL, Ltd.....................................................  1,524,400     891,195
#   Golden Agri-Resources, Ltd.................................. 23,640,369   5,026,459
#   Golden Energy & Resources, Ltd..............................    673,700     116,508
    GP Industries, Ltd..........................................    174,000      74,174
    Great Eastern Holdings, Ltd.................................     50,200     958,152
    GSH Corp., Ltd..............................................     52,560      10,820
#   GuocoLand, Ltd..............................................    783,321   1,123,486
    Halcyon Agri Corp., Ltd.....................................    865,546     330,902
    Haw Par Corp., Ltd..........................................     33,300     355,091
#   Health Management International, Ltd........................    751,726     296,045
    Hiap Hoe, Ltd...............................................    128,000      80,540
#   Hi-P International, Ltd.....................................  1,358,900   1,462,102
    Ho Bee Land, Ltd............................................    898,700   1,685,685
    Hong Fok Corp., Ltd.........................................  1,277,188     832,456

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
SINGAPORE -- (Continued)
*   Hong Leong Asia, Ltd........................................  2,890,800 $ 1,190,848
    Hongkong Land Holdings, Ltd.................................    703,500   4,911,765
    Hotel Grand Central, Ltd....................................    179,659     181,697
    Hour Glass, Ltd. (The)......................................    242,900     140,155
    Hutchison Port Holdings Trust............................... 22,938,300   5,388,413
    Hwa Hong Corp., Ltd.........................................    280,000      63,704
#*  Hyflux, Ltd.................................................  2,064,700      52,238
#   iFAST Corp., Ltd............................................    361,000     297,129
#   Indofood Agri Resources, Ltd................................ 11,359,500   2,340,511
    InnoTek, Ltd................................................     87,000      35,739
#   Japfa, Ltd..................................................  3,552,800   1,674,667
    Jardine Cycle & Carriage, Ltd...............................    121,497   3,174,762
    Keppel Corp., Ltd...........................................  2,449,700  12,207,843
#   Keppel Infrastructure Trust.................................  8,360,350   2,919,853
*   Keppel Telecommunications & Transportation, Ltd.............    399,000     560,319
    Koh Brothers Group, Ltd.....................................    193,000      34,867
    KSH Holdings, Ltd...........................................    555,650     216,753
    Lian Beng Group, Ltd........................................  1,409,000     543,864
#   Low Keng Huat Singapore, Ltd................................    293,000     118,558
    Lum Chang Holdings, Ltd.....................................    192,900      50,397
    Mandarin Oriental International, Ltd........................     81,600     157,538
*   Marco Polo Marine, Ltd......................................    521,900       6,527
    Memtech International, Ltd..................................     86,600      66,978
    Metro Holdings, Ltd.........................................  1,421,700   1,077,207
    Mewah International, Inc....................................     47,900       9,848
#*  Midas Holdings, Ltd.........................................  7,449,147     197,169
#*  mm2 Asia, Ltd...............................................  1,318,000     267,066
    Nera Telecommunications, Ltd................................     43,600       9,932
    NSL, Ltd....................................................     75,000      64,486
#   Olam International, Ltd.....................................  1,820,500   2,649,155
#   OUE, Ltd....................................................  1,258,800   1,629,591
    Oversea-Chinese Banking Corp., Ltd..........................  4,751,910  42,331,182
#   Oxley Holdings, Ltd.........................................  5,217,536   1,243,988
#*  Pacc Offshore Services Holdings, Ltd........................    214,800      28,592
    Pan-United Corp., Ltd.......................................    335,000      78,746
    Penguin International, Ltd..................................    434,733     143,649
    Perennial Real Estate Holdings, Ltd.........................     61,700      30,167
#   Q&M Dental Group Singapore, Ltd.............................    910,700     318,033
#   QAF, Ltd....................................................  1,081,965     668,535
#*  Raffles Education Corp., Ltd................................ 14,943,227   1,012,373
#   Raffles Medical Group, Ltd..................................  1,469,541   1,167,145
#   RHT Health Trust............................................  1,983,400      26,234
#   Riverstone Holdings, Ltd....................................    706,000     534,120
    SATS, Ltd...................................................  1,523,692   5,860,174
    SBS Transit, Ltd............................................     54,000     160,067
    Sembcorp Industries, Ltd....................................  8,229,500  16,093,976
#*  Sembcorp Marine, Ltd........................................    878,400   1,104,252
    Sheng Siong Group, Ltd......................................  2,279,800   1,726,885
    SHS Holdings, Ltd...........................................    948,600     131,383
#   SIA Engineering Co., Ltd....................................    151,000     277,766
#   SIIC Environment Holdings, Ltd..............................  3,411,980     779,053
    Sinarmas Land, Ltd..........................................  4,372,400     836,099
    Sing Holdings, Ltd..........................................    392,300     115,200
    Singapore Airlines, Ltd.....................................  2,668,400  19,013,230
    Singapore Exchange, Ltd.....................................  1,045,600   5,677,267
#   Singapore Post, Ltd.........................................  6,914,516   5,285,830
#   Singapore Press Holdings, Ltd...............................  1,931,600   3,569,976
#   Singapore Reinsurance Corp., Ltd............................     55,000      11,926
    Singapore Shipping Corp., Ltd...............................    137,000      28,733

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SINGAPORE -- (Continued)
    Singapore Technologies Engineering, Ltd.....................  1,777,500 $  5,179,644
    Singapore Telecommunications, Ltd...........................  3,054,350    7,125,320
    Singapore Telecommunications, Ltd...........................  1,633,300    3,774,573
    Sino Grandness Food Industry Group, Ltd.....................  7,714,863      278,378
    Stamford Land Corp., Ltd....................................  1,198,100      431,276
#   StarHub, Ltd................................................  2,486,410    2,835,454
    Straits Trading Co., Ltd....................................     14,800       24,610
#   Sunningdale Tech, Ltd.......................................    820,580      809,298
*   SunVic Chemical Holdings, Ltd...............................    638,600       10,330
#*  Swiber Holdings, Ltd........................................  1,301,500       19,521
#*  Thomson Medical Group, Ltd..................................  1,711,900       94,492
*   Tiong Woon Corp. Holding, Ltd...............................    160,750       31,264
#   Tuan Sing Holdings, Ltd.....................................  3,248,751      931,511
#   UMS Holdings, Ltd...........................................  2,386,987    1,283,711
#   United Engineers, Ltd.......................................  2,465,604    4,587,865
    United Industrial Corp., Ltd................................    618,923    1,441,528
    United Overseas Bank, Ltd...................................  1,810,789   37,082,184
    United Overseas Insurance, Ltd..............................      1,900       10,015
    UOB-Kay Hian Holdings, Ltd..................................    605,253      565,646
    UOL Group, Ltd..............................................  1,534,388    8,563,812
    Valuetronics Holdings, Ltd..................................  3,796,160    1,912,088
    Venture Corp., Ltd..........................................  1,204,900   15,110,838
*   Vibrant Group, Ltd..........................................  1,136,731      114,389
    Vicom, Ltd..................................................      2,400       12,000
    Wee Hur Holdings, Ltd.......................................    917,300      151,730
#   Wilmar International, Ltd...................................  1,965,200    5,255,694
    Wing Tai Holdings, Ltd......................................  2,074,124    3,130,058
    Yeo Hiap Seng, Ltd..........................................     63,135       45,765
    YHI International, Ltd......................................     48,000       13,691
#*  Yongnam Holdings, Ltd.......................................  1,649,400      216,735
    Zhongmin Baihui Retail Group, Ltd...........................      7,800        4,072
                                                                            ------------
TOTAL SINGAPORE.................................................             331,544,566
                                                                            ------------
SPAIN -- (2.2%)
    Acciona SA..................................................    186,892   21,675,882
    Acerinox SA.................................................  1,109,344   11,554,325
    ACS Actividades de Construccion y Servicios SA..............    536,437   24,668,727
#*  Adveo Group International SA................................     60,568       24,714
    Aena SME SA.................................................     73,162   13,583,821
    Alantra Partners SA.........................................      1,298       22,556
    Almirall SA.................................................    233,443    3,767,111
    Amadeus IT Group SA.........................................    310,762   24,766,686
#*  Amper SA....................................................  3,841,033    1,150,531
    Applus Services SA..........................................    733,583    9,218,868
#   Atresmedia Corp. de Medios de Comunicacion SA...............    599,582    3,238,537
    Azkoyen SA..................................................     55,415      493,137
    Banco Bilbao Vizcaya Argentaria SA..........................  2,786,482   16,944,177
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR...........    465,803    2,836,740
    Banco de Sabadell SA........................................ 15,942,970   18,562,953
    Banco Santander SA.......................................... 13,394,582   67,902,164
#   Banco Santander SA, Sponsored ADR...........................  2,411,218   12,031,978
#   Bankia SA...................................................  1,724,679    4,776,782
    Bankinter SA................................................    846,902    6,769,454
    Bolsas y Mercados Espanoles SHMSF SA........................    342,439    9,726,635
    CaixaBank SA................................................  4,186,422   13,344,193
    Cellnex Telecom SA..........................................    752,518   23,180,623
    Cia de Distribucion Integral Logista Holdings SA............    199,733    4,738,647
    CIE Automotive SA...........................................    238,205    6,657,197
    Construcciones y Auxiliar de Ferrocarriles SA...............     73,151    3,449,934

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SPAIN -- (Continued)
#*  Deoleo SA................................................... 2,964,736 $    186,826
#   Distribuidora Internacional de Alimentacion SA.............. 2,286,669    1,593,161
*   Duro Felguera SA............................................ 6,717,403       92,099
    Ebro Foods SA...............................................   167,917    3,544,385
*   eDreams ODIGEO SA...........................................   191,273      670,797
    Elecnor SA..................................................    48,049      637,232
    Enagas SA................................................... 1,219,596   34,789,400
    Ence Energia y Celulosa SA.................................. 1,158,459    6,242,127
    Endesa SA...................................................   341,867    8,529,022
#   Ercros SA...................................................   774,393    2,643,294
    Euskaltel SA................................................   429,723    4,037,853
    Faes Farma SA............................................... 1,174,409    5,389,969
    Ferrovial SA................................................   274,400    6,766,596
*   Fluidra SA..................................................   184,428    2,017,687
*   Fomento de Construcciones y Contratas SA....................    40,853      500,937
*   Global Dominion Access SA...................................   496,169    2,652,814
#   Grifols SA..................................................   340,809    9,471,524
    Grupo Catalana Occidente SA.................................    98,649    3,723,337
*   Grupo Empresarial San Jose SA...............................   103,528      888,872
#*  Grupo Ezentis SA............................................ 1,185,238      710,343
    Iberdrola S.A............................................... 8,366,674   76,031,224
    Iberpapel Gestion SA........................................     6,469      224,295
*   Indra Sistemas SA...........................................   820,851    9,680,829
    Industria de Diseno Textil SA...............................   424,261   12,846,032
    Laboratorios Farmaceuticos Rovi SA..........................     2,151       44,438
*   Liberbank SA................................................ 7,521,480    3,336,695
    Mapfre SA................................................... 6,191,367   18,600,024
*   Masmovil Ibercom SA.........................................   135,202    2,963,980
#   Mediaset Espana Comunicacion SA............................. 1,212,258    9,401,194
    Melia Hotels International SA...............................   349,670    3,465,850
    Miquel y Costas & Miquel SA.................................   121,816    2,161,551
#*  Natra SA....................................................   182,095      183,402
    Naturgy Energy Group SA.....................................   784,955   22,346,338
#   Obrascon Huarte Lain SA.....................................   720,003      881,648
*   Pharma Mar SA...............................................   144,563      342,409
    Prim SA.....................................................     5,935       74,907
#*  Promotora de Informaciones SA, Class A...................... 1,629,921    2,976,077
    Prosegur Cia de Seguridad SA................................ 1,241,277    6,459,064
*   Quabit Inmobiliaria SA......................................   268,802      370,377
#*  Realia Business SA..........................................   735,022      783,707
    Red Electrica Corp. SA......................................   652,403   13,539,888
    Repsol SA, Sponsored ADR....................................   345,975    5,885,040
    Repsol SA................................................... 2,217,044   37,620,342
#   Sacyr S.A................................................... 2,623,389    6,440,625
    Siemens Gamesa Renewable Energy SA..........................   159,888    2,871,660
#*  Solaria Energia y Medio Ambiente SA.........................   378,116    2,207,856
*   Talgo SA....................................................   511,073    3,376,029
    Tecnicas Reunidas SA........................................    93,320    2,786,961
    Telefonica SA, Sponsored ADR................................   237,585    1,971,955
    Telefonica SA............................................... 3,271,890   27,278,894
#   Tubacex SA..................................................   298,802      928,803
    Unicaja Banco SA............................................   229,698      264,689
    Vidrala SA..................................................    57,742    5,422,187
    Viscofan SA.................................................   277,148   16,673,282
*   Vocento SA..................................................   126,195      198,139
    Zardoya Otis SA.............................................   554,318    4,480,348
                                                                           ------------
TOTAL SPAIN.....................................................            705,295,386
                                                                           ------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SWEDEN -- (2.6%)
    AAK AB......................................................   514,737 $ 8,366,373
*   AcadeMedia AB...............................................    20,895     118,903
    AddLife AB, Class B.........................................    31,363     841,411
    AddTech AB, Class B.........................................   133,695   3,251,845
    AF POYRY AB, Class B........................................   324,520   6,054,261
#   Alfa Laval AB...............................................   266,076   6,176,063
#   Alimak Group AB.............................................    71,189   1,194,080
*   Arise AB....................................................     1,101       2,339
    Arjo AB, Class B............................................   693,317   2,573,753
    Assa Abloy AB, Class B......................................   181,740   3,885,157
#   Atlas Copco AB, Class A.....................................   442,978  13,827,250
#   Atlas Copco AB, Class B.....................................   257,416   7,331,767
    Atrium Ljungberg AB, Class B................................   124,107   2,025,706
#   Attendo AB..................................................    46,772     254,858
    Avanza Bank Holding AB......................................   371,655   2,976,803
    Axfood AB...................................................   289,161   5,307,716
    BE Group AB.................................................     7,096      31,691
    Beijer Alma AB..............................................   146,126   2,054,734
*   Beijer Electronics Group AB.................................     9,204      52,770
#   Beijer Ref AB...............................................   150,359   3,180,658
    Bergman & Beving AB.........................................   122,528   1,307,684
    Betsson AB..................................................   768,863   5,836,255
    Bilia AB, Class A...........................................   776,851   6,666,890
#   BillerudKorsnas AB..........................................   574,211   7,805,746
    BioGaia AB, Class B.........................................    80,179   3,889,530
    Biotage AB..................................................   177,575   2,409,790
#   Bjorn Borg AB...............................................    89,330     266,325
    Boliden AB..................................................   992,847  29,547,055
    Bonava AB...................................................     9,889     125,176
    Bonava AB, Class B..........................................   256,385   3,264,942
    Bravida Holding AB..........................................    68,859     603,106
    Bufab AB....................................................   106,817   1,211,315
    Bulten AB...................................................    85,234     720,718
    Bure Equity AB..............................................   286,589   5,327,952
#*  Byggmax Group AB............................................   423,079   1,890,665
    Castellum AB................................................   309,569   5,565,877
    Catena AB...................................................    54,352   1,398,900
#   Clas Ohlson AB, Class B.....................................   174,296   1,447,984
    Cloetta AB, Class B......................................... 1,189,600   3,633,365
*   Collector AB................................................    96,549     539,289
    Concentric AB...............................................   205,134   3,289,362
    Coor Service Management Holding AB..........................    47,517     410,765
    Dedicare AB, Class B........................................    15,340      78,674
    Dios Fastigheter AB.........................................   390,154   2,777,473
#   Dometic Group AB............................................   351,989   3,215,686
*   Doro AB.....................................................    98,776     394,705
    Duni AB.....................................................   125,724   1,552,179
    Dustin Group AB.............................................   276,271   2,476,250
    Eastnine AB.................................................   109,200   1,245,982
    Elanders AB, Class B........................................    17,769     167,418
    Electrolux AB, Series B.....................................   510,465  12,510,641
#   Elekta AB, Class B..........................................   396,766   4,706,032
#*  Eltel AB....................................................    59,564     118,857
*   Enea AB.....................................................    45,729     737,407
*   Epiroc AB, Class A..........................................   325,251   3,362,314
*   Epiroc AB, Class B..........................................   276,670   2,737,861
    Essity AB, Class A..........................................    28,522     843,990
    Essity AB, Class B..........................................   650,088  19,275,696
    eWork Group AB..............................................    24,860     220,931

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SWEDEN -- (Continued)
    Fabege AB...................................................   499,816 $ 6,942,284
#   Fagerhult AB................................................    95,202     813,165
*   Fastighets AB Balder, Class B...............................   158,195   5,004,168
    Fenix Outdoor International AG..............................     4,062     411,354
#*  Fingerprint Cards AB, Class B...............................   393,204     578,266
    Getinge AB, Class B.........................................   652,863   9,198,312
    Granges AB..................................................   483,389   5,248,383
    Gunnebo AB..................................................   380,089   1,007,158
    Haldex AB...................................................   276,005   2,122,153
*   Hembla AB...................................................    26,257     496,601
    Hemfosa Fastigheter AB......................................   446,431   3,694,387
#   Hennes & Mauritz AB, Class B................................   698,601  12,189,853
    Hexagon AB, Class B.........................................   241,438  13,190,285
    Hexpol AB...................................................   621,998   4,858,447
    Hiq International AB........................................   278,154      98,115
    HIQ International AB........................................   278,154   1,564,591
#   HMS Networks AB.............................................    21,369     389,098
    Hoist Finance AB............................................   102,939     468,457
    Holmen AB, Class B..........................................   371,168   7,805,667
#   Hufvudstaden AB, Class A....................................   177,409   2,956,209
    Humana AB...................................................    14,706      93,032
    Husqvarna AB, Class A.......................................   104,942     965,273
#   Husqvarna AB, Class B....................................... 1,286,033  11,741,972
    ICA Gruppen AB..............................................   183,137   6,626,717
    Indutrade AB................................................   206,190   6,304,200
    International Petroleum Corp................................   370,264   1,929,120
#   Intrum AB...................................................   256,217   6,524,398
    Inwido AB...................................................   490,615   3,238,584
#   ITAB Shop Concept AB, Class B...............................    23,230      57,105
#   JM AB.......................................................   435,777   8,300,783
    KappAhl AB.................................................. 1,134,782   2,075,657
#*  Karolinska Development AB, Class B..........................    24,069      15,060
    Kindred Group P.L.C.........................................   787,797   6,879,625
#   Klovern AB, Class B......................................... 2,155,904   2,917,809
    KNOW IT AB..................................................   133,891   3,155,105
    Kungsleden AB...............................................   642,412   4,881,134
    Lagercrantz Group AB, Class B...............................   231,972   2,825,766
    Lifco AB, Class B...........................................    17,374     827,544
    Lindab International AB.....................................   368,460   4,156,217
    Loomis AB, Class B..........................................   547,033  20,238,723
    Lundin Petroleum AB.........................................   188,014   6,122,902
#*  Medivir AB, Class B.........................................   106,690     197,610
    Mekonomen AB................................................   209,140   1,528,238
    Millicom International Cellular SA..........................   177,651  10,391,161
    Momentum Group AB, Class B..................................   110,949   1,147,171
#*  MQ Holding AB...............................................   260,655     117,315
#   Mycronic AB.................................................   284,010   3,987,372
    Nederman Holding AB.........................................     5,515      69,687
#*  Net Insight AB, Class B.....................................   554,021     121,402
    NetEnt AB...................................................   824,885   2,621,625
    New Wave Group AB, Class B..................................   270,031   1,944,661
    Nibe Industrier AB, Class B.................................   734,680   9,877,684
    Nobia AB....................................................   648,800   4,077,023
    Nobina AB...................................................   942,891   6,053,995
    Nolato AB, Class B..........................................   152,586   7,081,832
    Nordea Bank Abp............................................. 3,021,818  23,773,702
    Nordic Waterproofing Holding A.S............................    33,630     324,711
    NP3 Fastigheter AB..........................................    26,002     205,167
#*  Nyfosa AB...................................................   503,424   2,997,333

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SWEDEN -- (Continued)
    OEM International AB, Class B...............................    15,561 $    351,901
    Opus Group AB............................................... 1,341,087      706,133
    Oriflame Holding AG.........................................   158,960    3,278,747
    Pandox AB...................................................   125,130    2,147,216
    Peab AB..................................................... 1,173,729   10,736,073
    Platzer Fastigheter Holding AB, Class B.....................    32,752      267,093
    Pricer AB, Class B..........................................   491,623      636,478
    Proact IT Group AB..........................................    36,952      985,053
    Profilgruppen AB, Class B...................................       855       10,165
*   Qliro Group AB..............................................   457,376      592,425
#   Ratos AB, Class B........................................... 1,148,490    2,608,968
*   RaySearch Laboratories AB...................................    83,907    1,066,276
*   Recipharm AB, Class B.......................................    63,172      903,706
#   Resurs Holding AB...........................................   187,935    1,163,400
    Rottneros AB................................................   325,656      495,026
#   Saab AB, Class B............................................   213,015    7,012,427
    Sagax AB, Class B...........................................    77,850    1,371,677
#   Sandvik AB.................................................. 1,157,290   21,431,137
*   SAS AB...................................................... 1,876,825    3,423,015
    Scandi Standard AB..........................................   300,827    2,062,704
    Scandic Hotels Group AB.....................................   307,392    2,861,548
    Sectra AB, Class B..........................................    24,431      827,945
#   Securitas AB, Class B.......................................   591,477   10,342,881
    Semcon AB...................................................    48,575      296,216
#*  Sensys Gatso Group AB....................................... 1,882,909      317,353
    Skandinaviska Enskilda Banken AB, Class A................... 1,766,072   16,861,752
#   Skandinaviska Enskilda Banken AB, Class C...................    18,930      183,308
#   Skanska AB, Class B.........................................   449,043    7,819,710
#   SKF AB, Class A.............................................    32,620      603,615
#   SKF AB, Class B............................................. 1,096,073   20,345,280
    SkiStar AB..................................................   291,034    3,519,544
    SSAB AB, Class B, Share.....................................   505,629    1,645,299
    SSAB AB, Class A............................................    89,315      337,108
#   SSAB AB, Class A............................................   630,064    2,380,413
#   SSAB AB, Class B............................................ 1,327,625    4,281,358
#   Svenska Cellulosa AB SCA, Class A...........................    43,068      420,693
    Svenska Cellulosa AB SCA, Class B........................... 1,193,010   10,414,799
#   Svenska Handelsbanken AB, Class A........................... 1,610,267   17,589,088
    Svenska Handelsbanken AB, Class B...........................    33,569      364,942
    Sweco AB, Class B...........................................   129,953    3,316,755
    Swedbank AB, Class A........................................ 1,108,849   18,117,719
    Swedish Match AB............................................   230,668   11,247,272
*   Swedish Orphan Biovitrum AB.................................   182,934    3,337,939
    Systemair AB................................................    18,169      220,024
    Tele2 AB, Class B........................................... 1,463,778   19,555,394
    Telefonaktiebolaget LM Ericsson, Sponsored ADR..............    66,501      658,360
    Telefonaktiebolaget LM Ericsson, Class A....................    34,462      342,780
    Telefonaktiebolaget LM Ericsson, Class B.................... 1,760,301   17,413,203
#   Telia Co. AB................................................ 4,860,123   20,706,677
    Thule Group AB..............................................   270,548    6,302,660
    Trelleborg AB, Class B......................................   530,593    8,775,361
    Troax Group AB..............................................    28,543    1,022,280
    VBG Group AB, Class B.......................................     1,127       18,487
    Vitrolife AB................................................   180,887    3,808,147
    Volvo AB, Class A...........................................   375,732    6,015,684
    Volvo AB, Class B........................................... 3,408,461   54,625,441
    Wallenstam AB, Class B......................................   475,165    4,572,807
    Wihlborgs Fastigheter AB....................................   481,412    6,405,015
                                                                           ------------
TOTAL SWEDEN....................................................            817,644,770
                                                                           ------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SWITZERLAND -- (5.7%)
#   ABB, Ltd., Sponsored ADR....................................   431,204 $ 8,908,675
    ABB, Ltd.................................................... 2,974,017  61,171,693
    Adecco Group AG.............................................   597,464  34,326,085
#*  Alcon, Inc..................................................   190,639  11,095,167
*   Alcon, Inc..................................................   131,279   7,560,186
    Allreal Holding AG..........................................    63,052  10,061,387
*   Alpiq Holding AG............................................     3,033     210,266
    ALSO Holding AG.............................................    30,602   3,840,237
    ams AG......................................................    89,038   3,758,495
    APG SGA SA..................................................     5,349   1,531,329
#   Arbonia AG..................................................   215,557   2,327,518
*   Aryzta AG................................................... 4,220,951   6,311,547
    Ascom Holding AG............................................   142,406   1,943,005
#   Autoneum Holding AG.........................................    20,061   2,656,035
    Bachem Holding AG, Class B..................................     6,168     787,871
    Baloise Holding AG..........................................   160,786  27,565,358
    Banque Cantonale de Geneve..................................     3,426     676,046
    Banque Cantonale Vaudoise...................................    10,919   8,621,357
    Barry Callebaut AG..........................................     6,223  11,410,144
    Belimo Holding AG...........................................     1,153   6,057,385
    Bell Food Group AG..........................................     6,450   1,857,786
    Bellevue Group AG...........................................    39,071     771,964
    Berner Kantonalbank AG......................................     9,200   2,149,839
    BKW AG......................................................    48,474   3,090,592
#   Bobst Group SA..............................................    61,788   4,435,442
    Bossard Holding AG, Class A.................................    38,059   6,205,753
    Bucher Industries AG........................................    35,390  12,004,332
    Burckhardt Compression Holding AG...........................    13,555   4,091,553
    Burkhalter Holding AG.......................................    18,566   1,427,932
    Calida Holding AG...........................................     8,013     248,490
    Carlo Gavazzi Holding AG....................................       861     221,787
    Cembra Money Bank AG........................................   102,785   9,545,787
    Cham Group AG...............................................        31      12,680
    Chocoladefabriken Lindt & Spruengli AG......................        56   4,248,019
    Cicor Technologies, Ltd.....................................     7,195     419,740
    Cie Financiere Richemont SA.................................   431,642  31,554,042
    Cie Financiere Tradition SA.................................     2,587     274,783
    Clariant AG................................................. 1,141,868  23,493,278
    Coltene Holding AG..........................................    19,098   1,882,724
    Conzzeta AG.................................................     4,092   3,528,785
    Credit Suisse Group AG...................................... 1,986,742  26,421,463
#   Credit Suisse Group AG, Sponsored ADR.......................   383,780   5,104,269
    Daetwyler Holding AG........................................    29,421   4,562,003
    DKSH Holding AG.............................................   118,404   7,271,115
    dormakaba Holding AG........................................    13,179   9,955,302
*   Dottikon Es Holding AG......................................       175      76,244
    Dufry AG....................................................   148,133  14,497,952
#   EFG International AG........................................   510,672   3,839,113
    Emmi AG.....................................................     9,656   8,518,994
    EMS-Chemie Holding AG.......................................    10,251   6,207,892
    Energiedienst Holding AG....................................     8,178     246,345
#*  Evolva Holding SA...........................................   883,470     200,147
#   Feintool International Holding AG...........................    11,244     812,043
    Flughafen Zurich AG.........................................    87,599  14,440,560
    Forbo Holding AG............................................     6,662  10,702,917
*   GAM Holding AG..............................................   889,039   3,687,752
    Geberit AG..................................................    41,346  17,336,742
    Georg Fischer AG............................................    28,676  27,889,465
    Givaudan SA.................................................    10,848  28,088,776

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SWITZERLAND -- (Continued)
    Gurit Holding AG............................................     2,418 $  2,608,815
    Helvetia Holding AG.........................................    33,800   21,479,020
    Hiag Immobilien Holding AG..................................     1,481      189,789
#*  HOCHDORF Holding AG.........................................     4,528      612,224
    Huber & Suhner AG...........................................    50,255    4,018,758
#   Implenia AG.................................................    72,643    2,286,325
    Inficon Holding AG..........................................     9,554    5,371,883
    Interroll Holding AG........................................     2,688    5,865,774
    Intershop Holding AG........................................     5,564    2,726,588
    Investis Holding SA.........................................     1,299       85,111
    Julius Baer Group, Ltd......................................   598,456   28,908,343
    Jungfraubahn Holding AG.....................................       694       98,508
    Kardex AG...................................................    48,667    7,563,724
#   Komax Holding AG............................................    24,470    5,617,817
#   Kudelski SA.................................................   195,954    1,247,223
#   Kuehne + Nagel International AG.............................    66,699    9,695,016
    LafargeHolcim, Ltd..........................................   323,846   16,625,423
    LafargeHolcim, Ltd..........................................   170,271    8,777,584
*   Lastminute.com NV...........................................    16,479      342,521
    LEM Holding SA..............................................     2,543    3,479,780
    Liechtensteinische Landesbank AG............................    24,423    1,665,853
    Logitech International SA...................................   342,549   13,423,108
#   Logitech International SA...................................   159,615    6,180,293
    Lonza Group AG..............................................   127,274   39,305,917
    Luzerner Kantonalbank AG....................................     7,937    3,698,664
*   MCH Group AG................................................        56          971
#*  Meier Tobler Group AG.......................................     9,351      164,392
    Metall Zug AG...............................................       563    1,482,456
#*  Meyer Burger Technology AG..................................   766,650      527,471
    Mikron Holding AG...........................................    48,480      378,427
    Mobilezone Holding AG.......................................   156,948    1,430,689
    Mobimo Holding AG...........................................    29,335    6,764,348
    Nestle SA................................................... 2,417,067  232,709,418
    Novartis AG, Sponsored ADR..................................   953,193   78,381,060
    Novartis AG.................................................   656,395   53,785,049
    OC Oerlikon Corp. AG........................................ 1,082,816   14,151,443
*   Orascom Development Holding AG..............................    57,516      931,441
#   Orell Fuessli Holding AG....................................       613       58,378
    Orior AG....................................................    24,732    1,887,289
    Panalpina Welttransport Holding AG..........................    67,358   14,439,845
    Partners Group Holding AG...................................    25,270   19,060,268
    Phoenix Mecano AG...........................................     1,664      778,250
    Plazza AG, Class A..........................................     2,576      632,308
    PSP Swiss Property AG.......................................   140,361   14,322,140
    Rieter Holding AG...........................................    19,409    2,805,426
    Roche Holding AG............................................    19,233    5,031,902
    Roche Holding AG............................................   511,113  134,863,956
    Romande Energie Holding SA..................................       535      629,886
#   Schaffner Holding AG........................................     1,819      421,962
    Schindler Holding AG........................................    20,064    4,265,682
*   Schmolz + Bickenbach AG..................................... 2,339,162    1,078,065
    Schweiter Technologies AG...................................     5,228    5,079,584
    SFS Group AG................................................    80,464    7,431,635
    SGS SA......................................................     7,676   20,253,513
    Siegfried Holding AG........................................    21,017    7,974,090
    Sika AG.....................................................   258,120   39,549,668
#   Sonova Holding AG...........................................   118,843   24,004,162
    St Galler Kantonalbank AG...................................     6,948    3,145,028
    Straumann Holding AG........................................    20,702   16,730,741

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
SWITZERLAND -- (Continued)
    Sulzer AG...................................................    82,729 $    8,730,020
#   Sunrise Communications Group AG.............................   297,926     19,782,911
    Swatch Group AG (The).......................................    55,564     16,957,514
    Swatch Group AG (The).......................................   100,386      5,890,515
    Swiss Life Holding AG.......................................    74,281     34,921,601
    Swiss Prime Site AG.........................................   169,930     13,646,114
    Swiss Re AG.................................................   329,833     31,755,595
#   Swisscom AG.................................................    93,407     43,523,383
    Swissquote Group Holding SA.................................    47,985      1,879,607
    Tamedia AG..................................................     5,062        536,166
    Tecan Group AG..............................................    13,690      3,090,530
    Temenos AG..................................................   145,710     24,238,517
    Thurgauer Kantonalbank......................................     1,440        153,272
    Tornos Holding AG...........................................    25,100        197,113
#   u-blox Holding AG...........................................    46,981      3,943,054
    UBS Group AG................................................ 2,960,831     39,703,132
*   UBS Group AG................................................   916,799     12,321,778
    Valiant Holding AG..........................................    63,040      7,069,400
#   Valora Holding AG...........................................    22,808      5,805,362
    VAT Group AG................................................   143,269     17,806,876
    Vaudoise Assurances Holding SA..............................     3,745      1,878,313
    Vetropack Holding AG........................................       697      1,518,007
#   Vifor Pharma AG.............................................   102,686     13,409,670
*   Von Roll Holding AG.........................................   106,896        133,434
    Vontobel Holding AG.........................................   139,724      8,239,506
    VP Bank AG..................................................    10,796      1,573,274
    VZ Holding AG...............................................     5,465      1,333,302
    Walliser Kantonalbank.......................................     1,730        200,275
    Warteck Invest AG...........................................        76        148,420
#   Ypsomed Holding AG..........................................    13,559      1,775,850
    Zehnder Group AG............................................    43,546      1,499,083
    Zug Estates Holding AG, Class B.............................       235        418,725
    Zuger Kantonalbank AG.......................................       171      1,041,392
    Zurich Insurance Group AG...................................   189,900     60,533,992
                                                                           --------------
TOTAL SWITZERLAND...............................................            1,804,824,895
                                                                           --------------
UNITED KINGDOM -- (15.3%)
    3i Group P.L.C.............................................. 2,400,080     33,582,927
    4imprint Group P.L.C........................................     6,217        217,173
    888 Holdings P.L.C.......................................... 1,292,347      2,437,566
    A.G. Barr P.L.C.............................................   543,612      6,035,534
    AA P.L.C.................................................... 2,202,528      2,132,403
*   Acacia Mining P.L.C.........................................   896,918      1,718,655
    Admiral Group P.L.C.........................................   389,202     11,210,685
    Aggreko P.L.C............................................... 1,488,568     16,594,894
    Air Partner P.L.C...........................................    65,873         77,876
    Anglo American P.L.C........................................ 4,549,559    118,059,689
    Anglo Pacific Group P.L.C...................................   516,225      1,437,166
    Anglo-Eastern Plantations P.L.C.............................    16,018        110,187
    Antofagasta P.L.C........................................... 1,189,799     14,144,052
    Arrow Global Group P.L.C....................................   860,395      2,163,411
    Ascential P.L.C.............................................    20,467         95,260
    Ashmore Group P.L.C......................................... 2,058,499     12,350,997
    Ashtead Group P.L.C......................................... 1,010,603     28,061,652
    Associated British Foods P.L.C..............................   439,261     14,672,358
#   AstraZeneca P.L.C., Sponsored ADR........................... 1,444,584     54,403,033
    AstraZeneca P.L.C...........................................    20,766      1,547,063
    Auto Trader Group P.L.C..................................... 2,921,331     21,595,536
    AVEVA Group P.L.C...........................................   129,158      5,643,354

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
UNITED KINGDOM -- (Continued)
    Aviva P.L.C.................................................  6,964,597 $ 39,114,064
    Avon Rubber P.L.C...........................................     62,580    1,204,117
    B&M European Value Retail SA................................  4,614,748   23,790,290
    Babcock International Group P.L.C...........................  1,567,114   10,757,689
    BAE Systems P.L.C...........................................  4,442,831   28,555,315
    Balfour Beatty P.L.C........................................  1,285,166    4,218,832
    Banco Esprito Santa S.A.....................................    563,622   14,287,278
    Bank of Georgia Group P.L.C.................................    125,858    2,824,761
    Barclays P.L.C., Sponsored ADR..............................  4,040,858   34,589,744
    Barclays P.L.C..............................................    599,278    1,286,054
    Barratt Developments P.L.C..................................  2,587,074   20,352,099
    BBA Aviation P.L.C..........................................  3,569,279   12,683,871
    Beazley P.L.C...............................................  2,686,407   20,242,424
    Bellway P.L.C...............................................    915,647   37,182,075
    Berkeley Group Holdings P.L.C...............................    781,341   38,329,945
    BHP Group P.L.C., ADR.......................................    721,817   34,019,235
    BHP Group P.L.C.............................................  1,655,835   39,085,258
    Bloomsbury Publishing P.L.C.................................     64,099      198,598
    Bodycote P.L.C..............................................  1,283,161   14,375,650
    Bovis Homes Group P.L.C.....................................    692,350   10,038,209
    BP P.L.C., Sponsored ADR....................................  5,212,204  227,929,681
    BP P.L.C....................................................  4,757,518   34,595,238
    Braemar Shipping Services P.L.C.............................     71,897      180,380
    Brewin Dolphin Holdings P.L.C...............................  2,089,908    8,940,552
    British American Tobacco P.L.C., Sponsored ADR..............    379,512   14,876,870
    British American Tobacco P.L.C..............................  1,150,327   45,034,059
    Britvic P.L.C...............................................  1,406,789   16,794,144
#   BT Group P.L.C., Sponsored ADR..............................    272,564    4,112,991
    BT Group P.L.C..............................................  8,441,073   25,188,271
*   BTG P.L.C...................................................    508,945    5,548,625
    Bunzl P.L.C.................................................    284,399    8,577,785
    Burberry Group P.L.C........................................    862,728   22,738,920
    Burford Capital, Ltd........................................    117,458    2,513,240
*   Cairn Energy P.L.C..........................................  3,395,570    7,575,773
*   Capita P.L.C................................................    282,048      470,182
    Capital & Counties Properties P.L.C.........................  2,670,121    8,443,082
*   Carclo P.L.C................................................     26,730        8,267
    Card Factory P.L.C..........................................  1,089,113    2,914,671
    CareTech Holdings P.L.C.....................................     44,800      195,042
    Carnival P.L.C..............................................     18,870    1,000,386
    Carnival P.L.C., ADR........................................    128,398    6,936,060
*   Carpetright P.L.C...........................................      5,801        2,393
    Carr's Group P.L.C..........................................     38,739       74,091
    Castings P.L.C..............................................     57,646      270,279
    Centamin P.L.C..............................................  7,456,883    8,634,423
    Centaur Media P.L.C.........................................    126,418       85,856
    Centrica P.L.C..............................................  9,893,493   13,753,611
    Charles Stanley Group P.L.C.................................      6,583       25,174
    Charles Taylor P.L.C........................................     31,527       96,014
    Chemring Group P.L.C........................................    926,852    1,859,748
    Chesnara P.L.C..............................................    219,083    1,048,874
    Cineworld Group P.L.C.......................................  5,704,773   23,673,107
#*  Circassia Pharmaceuticals P.L.C.............................     71,546       29,548
    Clarkson P.L.C..............................................     39,138    1,325,697
#   Clipper Logistics P.L.C.....................................     29,936      112,789
    Close Brothers Group P.L.C..................................    862,139   17,479,762
    CLS Holdings P.L.C..........................................    170,493      535,496
    CMC Markets P.L.C...........................................    758,795      775,414
*   Cobham P.L.C................................................ 11,542,788   17,403,928

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
UNITED KINGDOM -- (Continued)
    Coca-Cola HBC AG............................................    415,356 $14,876,090
    Compass Group P.L.C.........................................    959,045  21,821,974
    Computacenter P.L.C.........................................    548,895   8,649,423
    Connect Group P.L.C.........................................    338,316     170,133
    Consort Medical P.L.C.......................................    103,662   1,249,007
    ConvaTec Group P.L.C........................................  1,688,866   3,058,861
    Costain Group P.L.C.........................................    723,013   3,033,131
    Countryside Properties P.L.C................................    289,093   1,280,538
*   Countrywide P.L.C...........................................  1,499,409     127,090
    Cranswick P.L.C.............................................    282,806  10,701,154
    Crest Nicholson Holdings P.L.C..............................  1,434,490   7,210,795
    Croda International P.L.C...................................    289,494  19,610,024
    CYBG P.L.C..................................................  1,709,987   4,537,351
#   Daejan Holdings P.L.C.......................................     10,742     813,405
    Daily Mail & General Trust P.L.C............................    292,802   2,511,637
    Dart Group P.L.C............................................      6,846      83,272
    DCC P.L.C...................................................    192,883  17,265,013
    De La Rue P.L.C.............................................    403,293   2,323,108
#   Debenhams P.L.C............................................. 21,462,104     512,155
    Devro P.L.C.................................................    978,774   2,538,551
    DFS Furniture P.L.C.........................................     18,998      62,325
    Diageo P.L.C., Sponsored ADR................................    204,369  34,464,788
    Diageo P.L.C................................................    319,548  13,471,416
*   Dialight P.L.C..............................................     28,755     184,587
    Dignity P.L.C...............................................    187,183   1,739,807
    Diploma P.L.C...............................................    651,667  13,628,063
    Direct Line Insurance Group P.L.C...........................  8,692,098  37,402,517
    DiscoverIE Group P.L.C......................................    133,195     739,879
    Dixons Carphone P.L.C.......................................  4,127,745   7,825,438
    Domino's Pizza Group P.L.C..................................  2,033,201   7,110,695
    Drax Group P.L.C............................................  1,995,880   8,889,170
    DS Smith P.L.C..............................................  4,685,833  21,885,898
    Dunelm Group P.L.C..........................................    439,410   4,903,583
    Dyson Group P.L.C...........................................      3,999         112
    easyJet P.L.C...............................................    549,566   8,326,987
*   EI Group P.L.C..............................................  3,193,795   8,858,408
*   Eland Oil & Gas P.L.C.......................................      9,057      14,784
    Electrocomponents P.L.C.....................................  1,801,733  15,192,809
    Elementis P.L.C.............................................  2,636,728   5,605,430
    EMIS Group P.L.C............................................      1,398      20,407
*   EnQuest P.L.C...............................................  8,226,404   2,294,459
    Entertainment One, Ltd......................................  1,690,098  10,526,870
    Equiniti Group P.L.C........................................    327,446     917,847
    Essentra P.L.C..............................................    760,954   4,196,705
    Euromoney Institutional Investor P.L.C......................    195,605   3,136,318
    Evraz P.L.C.................................................  1,461,075  11,997,703
    Experian P.L.C..............................................    686,452  19,981,870
    FDM Group Holdings P.L.C....................................     34,335     438,396
    Ferguson P.L.C..............................................    237,763  16,920,614
    Ferguson P.L.C., ADR........................................     50,866     358,608
    Ferrexpo P.L.C..............................................  3,169,607   8,586,331
    Fevertree Drinks P.L.C......................................     43,434   1,785,859
*   Findel P.L.C................................................     75,920     170,522
*   Firstgroup P.L.C............................................  8,089,874  11,672,361
    Forterra P.L.C..............................................    327,376   1,332,918
*   Foxtons Group P.L.C.........................................    378,407     332,919
    Fresnillo P.L.C.............................................    249,267   2,441,391
*   Frontier Developments PLC...................................      1,010      12,900
    Fuller Smith & Turner P.L.C., Class A.......................     44,042     662,369

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
UNITED KINGDOM -- (Continued)
    Future P.L.C................................................     42,135 $    465,755
    G4S P.L.C...................................................  5,883,030   16,627,265
    Galliford Try P.L.C.........................................    755,758    5,357,228
*   GAME Digital P.L.C..........................................     47,529       17,566
    Games Workshop Group P.L.C..................................    102,924    5,591,376
    Gamma Communications P.L.C..................................      3,190       45,906
*   Gem Diamonds, Ltd...........................................  2,111,795    2,480,292
*   Genel Energy P.L.C..........................................    202,667      609,714
    Genus P.L.C.................................................    147,233    4,636,355
*   Georgia Capital P.L.C.......................................    120,349    1,587,937
    GlaxoSmithKline P.L.C., Sponsored ADR.......................    908,635   37,372,158
    GlaxoSmithKline P.L.C.......................................  1,036,719   21,297,543
    Glencore P.L.C.............................................. 22,274,023   88,373,475
    Go-Ahead Group P.L.C. (The).................................    402,680   10,195,934
    Gocompare.Com Group P.L.C...................................  1,105,725    1,270,147
    Goodwin P.L.C...............................................      1,013       41,002
    Grafton Group P.L.C.........................................    508,977    5,866,199
#   Grainger P.L.C..............................................  2,467,879    8,115,999
    Greencore Group P.L.C.......................................  2,226,355    6,678,887
    Greene King P.L.C...........................................  1,627,214   13,627,752
    Greggs P.L.C................................................    925,862   21,743,738
*   Gulf Keystone Petroleum, Ltd................................    587,042    1,946,961
    Gulf Marine Services P.L.C..................................     23,636        3,781
    GVC Holdings P.L.C..........................................  1,264,750   10,792,683
    Gym Group P.L.C. (The)......................................     48,375      145,081
    Halfords Group P.L.C........................................  1,268,133    3,868,613
    Halma P.L.C.................................................  1,396,475   32,858,586
    Hargreaves Lansdown P.L.C...................................    305,977    9,038,220
    Hastings Group Holdings P.L.C...............................    587,506    1,464,254
    Hays P.L.C.................................................. 11,400,465   22,601,128
    Headlam Group P.L.C.........................................    175,154      981,080
    Helical P.L.C...............................................  1,771,048    7,960,075
    Henry Boot P.L.C............................................     72,332      264,805
    Hikma Pharmaceuticals P.L.C.................................    399,394    9,216,405
    Hill & Smith Holdings P.L.C.................................    498,289    8,290,870
    Hilton Food Group P.L.C.....................................     11,749      155,951
    Hiscox, Ltd.................................................  1,089,076   23,821,023
    Hochschild Mining P.L.C.....................................  1,943,483    4,726,988
    Hollywood Bowl Group P.L.C..................................      4,176       13,052
    HomeServe P.L.C.............................................  1,517,745   21,511,354
    Howden Joinery Group P.L.C..................................  3,450,055   22,911,431
    HSBC Holdings P.L.C.........................................  1,625,673   14,164,432
#   HSBC Holdings P.L.C., Sponsored ADR.........................  3,458,420  150,683,359
    Hunting P.L.C...............................................    778,107    5,979,950
    Huntsworth P.L.C............................................    320,870      373,242
*   Hurricane Energy P.L.C......................................     67,830       41,465
    Ibstock P.L.C...............................................  1,499,186    5,109,700
    IG Group Holdings P.L.C.....................................  2,291,701   15,244,853
    IMI P.L.C...................................................  2,022,525   27,776,500
    Imperial Brands P.L.C., Sponsored ADR.......................     25,186      805,952
    Imperial Brands P.L.C.......................................    803,808   25,575,705
    Inchcape P.L.C..............................................  2,739,685   21,995,315
*   Indivior P.L.C..............................................  2,266,309    1,132,181
    Informa P.L.C...............................................  1,669,617   16,976,724
    Inmarsat P.L.C..............................................  2,028,274   14,459,223
#   InterContinental Hotels Group P.L.C., ADR...................     77,860    5,147,331
    InterContinental Hotels Group P.L.C.........................    107,616    6,970,333
    Intermediate Capital Group P.L.C............................    646,763    9,994,734
    International Consolidated Airlines Group SA................  2,683,457   18,963,062

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
UNITED KINGDOM -- (Continued)
    International Personal Finance P.L.C........................    196,053 $   467,091
#   Interserve P.L.C............................................    453,748      35,501
    Intertek Group P.L.C........................................    327,922  22,936,110
    Investec P.L.C..............................................  2,048,218  12,999,022
    iomart Group P.L.C..........................................      6,775      30,806
*   IP Group P.L.C..............................................    815,203   1,064,177
    ITE Group P.L.C.............................................  2,899,632   2,753,533
    ITV P.L.C...................................................  7,526,395  13,439,387
    IWG P.L.C...................................................  4,674,865  20,759,673
    J D Wetherspoon P.L.C.......................................    816,983  14,582,590
    J Sainsbury P.L.C...........................................  5,041,201  14,645,877
    James Fisher & Sons P.L.C...................................    190,369   4,906,534
    JD Sports Fashion P.L.C.....................................  2,162,574  17,776,765
    John Laing Group P.L.C......................................    261,588   1,313,344
    John Menzies P.L.C..........................................    588,256   3,760,732
    John Wood Group P.L.C.......................................  2,160,500  13,245,486
    Johnson Matthey P.L.C.......................................    561,180  24,481,130
    Johnson Service Group P.L.C.................................     12,404      24,604
*   JPJ Group P.L.C.............................................    156,570   1,455,262
    Jupiter Fund Management P.L.C...............................  3,210,883  15,756,912
*   Just Eat P.L.C..............................................    395,360   3,614,387
    Just Group P.L.C............................................  3,544,274   3,166,165
    Kainos Group P.L.C..........................................     20,218     139,426
    KAZ Minerals P.L.C..........................................  1,516,312  12,857,402
    KCOM Group P.L.C............................................  2,584,421   3,298,195
    Keller Group P.L.C..........................................    335,360   3,079,198
    Kier Group P.L.C............................................    475,341   2,333,194
    Kin & Carta P.L.C...........................................    857,148   1,220,511
    Kingfisher P.L.C............................................  5,610,162  19,344,883
    Lamprell P.L.C..............................................  2,035,637   1,758,842
    Lancashire Holdings, Ltd....................................    927,852   8,337,160
    Legal & General Group P.L.C................................. 12,002,620  43,647,881
*   Liberty Global P.L.C., Class A..............................    115,018   3,106,636
*   Liberty Global P.L.C., Class C..............................    281,606   7,363,997
    Lloyds Banking Group P.L.C.................................. 73,603,870  60,195,826
#   Lloyds Banking Group P.L.C., ADR............................  1,062,540   3,453,255
    London Stock Exchange Group P.L.C...........................    353,094  23,150,028
    Lonmin P.L.C................................................    629,053     568,927
    Lookers P.L.C...............................................  1,312,659   1,550,306
    Low & Bonar P.L.C...........................................  6,154,392   1,250,338
    LSL Property Services P.L.C.................................     36,872     128,215
*   Luceco P.L.C................................................     14,943      15,018
    Majestic Wine P.L.C.........................................      5,979      20,061
    Man Group P.L.C............................................. 10,406,633  21,323,969
    Marks & Spencer Group P.L.C.................................  7,922,225  29,551,936
    Marshalls P.L.C.............................................  1,386,498  11,670,095
    Marston's P.L.C.............................................  8,736,530  11,596,522
    McBride P.L.C...............................................    944,113   1,322,381
    McBride P.L.C............................................... 14,161,695      18,467
    McCarthy & Stone P.L.C......................................    357,027     596,003
    McColl's Retail Group P.L.C.................................     28,533      31,938
    Mears Group P.L.C...........................................    621,761   1,942,878
    Mediclinic International P.L.C..............................    449,294   2,013,107
    Meggitt P.L.C...............................................  3,017,433  21,471,518
    Melrose Industries P.L.C.................................... 11,493,493  30,411,187
    Merlin Entertainments P.L.C.................................  2,988,928  14,293,326
    Millennium & Copthorne Hotels P.L.C.........................    464,751   2,706,331
*   Mitchells & Butlers P.L.C...................................  1,309,574   4,366,948
#   Mitie Group P.L.C...........................................  1,898,062   3,248,707

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
UNITED KINGDOM -- (Continued)
    MJ Gleeson P.L.C............................................     21,907 $   238,624
    Mondi P.L.C.................................................    690,162  15,166,488
    Moneysupermarket.com Group P.L.C............................  2,217,326  10,532,066
    Morgan Advanced Materials P.L.C.............................  1,667,829   6,074,091
    Morgan Sindall Group P.L.C..................................    131,290   2,246,231
*   Mothercare P.L.C............................................    852,346     225,043
    Motorpoint group P.L.C......................................     38,221      91,822
#   N Brown Group P.L.C.........................................  2,240,029   3,157,564
    National Express Group P.L.C................................  2,342,646  12,560,796
    National Grid P.L.C.........................................     54,262     594,492
#   National Grid P.L.C., Sponsored ADR.........................    225,578  12,343,639
    NCC Group P.L.C.............................................    129,231     294,337
    Next P.L.C..................................................    181,179  13,641,636
    NMC Health P.L.C............................................     58,860   2,173,574
    Norcros P.L.C...............................................      9,631      26,998
    Northgate P.L.C.............................................    860,534   4,123,842
    Nostrum Oil & Gas P.L.C.....................................     88,131     107,715
    Numis Corp. P.L.C...........................................     27,715      99,792
*   Ocado Group P.L.C...........................................    785,201  13,978,430
    On the Beach Group P.L.C....................................    489,798   2,922,642
    OneSavings Bank P.L.C.......................................    941,180   5,351,414
*   Ophir Energy P.L.C..........................................  3,376,198   2,499,516
    Oxford Instruments P.L.C....................................    212,308   3,217,522
    Pagegroup P.L.C.............................................  2,280,957  16,035,657
    Paragon Banking Group P.L.C.................................  1,088,539   6,519,620
    PayPoint P.L.C..............................................    169,342   2,226,557
    Pearson P.L.C...............................................  1,249,912  13,540,159
#   Pearson P.L.C., Sponsored ADR...............................    606,093   6,570,048
    Pendragon P.L.C.............................................  4,877,006   1,461,523
    Pennon Group P.L.C..........................................  1,463,923  14,301,591
    Persimmon P.L.C.............................................    858,661  25,083,931
    Petra Diamonds, Ltd.........................................  4,736,477   1,253,606
    Petrofac, Ltd...............................................  2,191,937  12,654,157
    Petropavlovsk P.L.C.........................................  9,484,816   1,038,979
    Pets at Home Group P.L.C....................................  1,697,805   3,360,508
    Phoenix Group Holdings P.L.C................................  1,966,686  18,589,991
    Photo-Me International P.L.C................................  1,384,295   1,645,783
    Playtech P.L.C..............................................  1,576,158   9,013,071
    Polar Capital Holdings P.L.C................................      1,881      14,433
    Polypipe Group P.L.C........................................  1,161,718   6,660,619
*   Premier Foods P.L.C......................................... 14,734,160   6,808,058
#*  Premier Oil P.L.C...........................................  8,181,703  10,609,890
*   Provident Financial P.L.C...................................    616,525   4,280,234
#   Prudential P.L.C., ADR......................................    562,757  25,689,857
    PZ Cussons P.L.C............................................  1,007,470   2,695,501
    QinetiQ Group P.L.C.........................................  3,559,678  14,023,099
    Quilter P.L.C...............................................  3,802,252   7,333,155
    Rank Group P.L.C............................................    506,807   1,058,240
    Rathbone Brothers P.L.C.....................................     78,357   2,577,933
    Raven Property Group, Ltd...................................    369,079     202,473
*   REA Holdings P.L.C..........................................     14,311      35,568
#   Reach P.L.C.................................................  6,987,869   6,734,587
    Reckitt Benckiser Group P.L.C...............................    231,357  18,718,270
    Redde P.L.C.................................................      4,967       7,809
    Redrow P.L.C................................................  1,827,816  14,712,571
    RELX P.L.C., Sponsored ADR..................................    362,078   8,306,068
    RELX P.L.C..................................................    366,955   8,431,020
    RELX P.L.C..................................................    437,454  10,023,192
    Renewi P.L.C................................................  7,087,874   3,065,980

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
UNITED KINGDOM -- (Continued)
    Renishaw P.L.C..............................................   162,845 $  9,616,804
    Rentokil Initial P.L.C...................................... 4,236,301   21,589,076
    Restaurant Group P.L.C. (The)............................... 3,062,093    5,758,909
    Rhi Magnesita NV............................................    59,806    3,693,861
    Ricardo P.L.C...............................................   102,063    1,024,869
    Rightmove P.L.C............................................. 2,799,640   19,796,540
    Rio Tinto P.L.C.............................................   109,785    6,404,755
#   Rio Tinto P.L.C., Sponsored ADR............................. 1,875,418  110,462,120
    RM P.L.C....................................................    39,681      119,274
    Robert Walters P.L.C........................................   134,687    1,036,620
    Rolls-Royce Holdings P.L.C.................................. 3,297,979   39,495,061
    Rotork P.L.C................................................ 5,634,816   22,982,851
    Royal Bank of Scotland Group P.L.C.......................... 1,148,855    3,597,447
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR.......... 1,345,091    8,595,131
    Royal Dutch Shell P.L.C., Class A........................... 1,370,292   43,659,460
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............ 1,546,368   98,240,759
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B............ 1,716,768  111,401,076
    Royal Mail P.L.C............................................ 2,730,532    9,009,647
    RPC Group P.L.C............................................. 2,272,847   23,425,929
    RPS Group P.L.C.............................................   612,777    1,550,960
    RSA Insurance Group P.L.C................................... 2,554,941   18,112,258
    S&U P.L.C...................................................     2,784       79,468
    Saga P.L.C.................................................. 1,430,139    1,099,835
    Sage Group P.L.C. (The)..................................... 1,633,182   15,481,175
    Savills P.L.C............................................... 1,070,254   12,615,908
    Schroders P.L.C.............................................   159,099    6,584,620
    Schroders P.L.C.............................................    58,483    1,843,512
    SDL P.L.C...................................................   155,762    1,070,439
    Senior P.L.C................................................ 2,145,984    6,493,695
    Severfield P.L.C............................................   429,085      425,789
    Severn Trent P.L.C..........................................   576,349   15,341,546
    SIG P.L.C................................................... 2,775,110    5,490,366
    Smith & Nephew P.L.C., Sponsored ADR........................   114,227    4,460,584
    Smith & Nephew P.L.C........................................   726,460   14,044,274
    Smiths Group P.L.C.......................................... 1,238,814   24,664,228
    Soco International P.L.C.................................... 1,926,463    1,891,256
    Softcat P.L.C...............................................   429,859    5,095,269
    Spectris P.L.C..............................................   526,898   18,931,973
    Speedy Hire P.L.C........................................... 1,103,776      849,197
    Spirax-Sarco Engineering P.L.C..............................   210,354   22,679,857
    Spire Healthcare Group P.L.C................................ 2,352,219    4,117,082
    Spirent Communications P.L.C................................ 1,895,400    3,920,426
*   Sportech P.L.C..............................................   232,994       94,083
*   Sports Direct International P.L.C........................... 1,228,529    4,777,492
    SSE P.L.C................................................... 2,284,543   34,182,757
    SSP Group P.L.C............................................. 1,685,200   15,317,491
    St James's Place P.L.C...................................... 2,226,784   32,678,787
    St. Modwen Properties P.L.C.................................   918,313    4,928,362
    Stagecoach Group P.L.C...................................... 3,605,808    6,197,391
    Standard Chartered P.L.C.................................... 3,201,034   29,267,607
    Standard Life Aberdeen P.L.C................................ 3,923,192   14,294,226
    SThree P.L.C................................................   318,978    1,254,523
#   Stobart Group, Ltd..........................................   465,722      904,443
    Stock Spirits Group P.L.C...................................   165,767      486,763
    STV Group P.L.C.............................................    60,106      294,175
#   Superdry P.L.C..............................................   393,712    2,655,092
    Synthomer P.L.C............................................. 1,813,398    9,930,672
    T Clarke P.L.C..............................................    26,802       44,840
#   TalkTalk Telecom Group P.L.C................................ 2,816,459    4,563,306

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ---------- ---------------
UNITED KINGDOM -- (Continued)
    Tarsus Group P.L.C..........................................     13,455 $        55,361
    Tate & Lyle P.L.C...........................................  3,958,568      39,675,849
    Taylor Wimpey P.L.C......................................... 20,888,573      49,522,771
#   Ted Baker P.L.C.............................................    153,384       3,225,169
    Telecom Plus P.L.C..........................................    334,755       6,167,449
*   Telit Communications P.L.C..................................      8,401          20,243
    Tesco P.L.C................................................. 20,372,336      66,467,597
*   Thomas Cook Group P.L.C.....................................  8,930,241       3,113,068
    Topps Tiles P.L.C...........................................    693,527         681,674
    TP ICAP P.L.C...............................................  6,034,096      22,152,642
    Travis Perkins P.L.C........................................  1,195,933      21,821,866
    Trifast P.L.C...............................................    104,472         329,795
    TT Electronics P.L.C........................................    405,937       1,310,318
    TUI AG......................................................    340,866       3,795,689
    Tullow Oil P.L.C............................................  9,490,702      27,827,892
    Tyman P.L.C.................................................      7,567          25,141
    U & I Group P.L.C...........................................    545,187       1,271,507
    UDG Healthcare P.L.C........................................    461,855       3,964,993
    Ultra Electronics Holdings P.L.C............................    599,766      12,474,970
    Unilever P.L.C., Sponsored ADR..............................    545,998      33,196,678
    Unilever P.L.C..............................................     63,007       3,819,174
    United Utilities Group P.L.C................................  1,358,786      14,740,148
    Urban & Civic P.L.C.........................................     11,315          42,845
*   Vectura Group P.L.C.........................................  4,212,684       4,008,771
    Vesuvius P.L.C..............................................    858,198       6,923,817
    Victrex P.L.C...............................................    548,864      17,458,900
    Vitec Group P.L.C. (The)....................................     56,176         850,030
    Vodafone Group P.L.C........................................ 31,621,343      58,653,603
    Vodafone Group P.L.C., Sponsored ADR........................  1,596,615      29,569,305
*   Volex P.L.C.................................................     34,880          42,825
    Volution Group P.L.C........................................      9,037          20,438
    Vp P.L.C....................................................     15,195         157,484
    Watkin Jones P.L.C..........................................      7,013          20,445
    Weir Group P.L.C (The)......................................    186,619       4,056,142
    WH Smith P.L.C..............................................    464,233      12,420,199
    Whitbread P.L.C.............................................    207,751      12,095,094
    William Hill P.L.C..........................................  4,873,703      10,238,214
    Wilmington PL.C.............................................    150,471         392,774
    Wincanton P.L.C.............................................    285,265         917,662
    Wizz Air Holdings P.L.C.....................................      2,007          89,031
    Wm Morrison Supermarkets P.L.C..............................  7,338,862      20,685,473
#   WPP P.L.C., Sponsored ADR...................................    130,599       8,136,318
    WPP P.L.C...................................................  1,993,040      24,868,742
    Xaar P.L.C..................................................    123,020         155,894
    XP Power, Ltd...............................................     11,538         404,047
                                                                            ---------------
TOTAL UNITED KINGDOM............................................              4,813,668,482
                                                                            ---------------
UNITED STATES -- (0.0%)
    International Flavors & Fragrances, Inc.....................      1,739         239,188
    Newmont Goldcorp Corp.......................................    449,914      13,974,326
                                                                            ---------------
TOTAL UNITED STATES.............................................                 14,213,514
                                                                            ---------------
TOTAL COMMON STOCKS.............................................             29,241,038,964
                                                                            ---------------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Bayerische Motoren Werke AG.................................    137,806      10,189,476
    Biotest AG..................................................     46,560       1,172,406

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES        VALUE>>
                                                                   ----------- ---------------
GERMANY -- (Continued)
      Draegerwerk AG & Co. KGaA...................................      37,031 $     2,225,075
      Fuchs Petrolub SE...........................................     172,365       7,515,597
      Henkel AG & Co. KGaA........................................      40,188       4,069,807
      Jungheinrich AG.............................................     349,582      12,198,359
      Porsche Automobil Holding SE................................     295,931      20,572,425
      Sartorius AG................................................      65,389      12,005,685
      Schaeffler AG...............................................     399,694       3,426,336
      Sixt SE.....................................................      96,491       7,413,248
      STO SE & Co. KGaA...........................................       5,133         511,913
      Villeroy & Boch AG..........................................      61,622       1,003,171
      Volkswagen AG...............................................     594,615     103,821,020
                                                                               ---------------
TOTAL GERMANY.....................................................                 186,124,518
                                                                               ---------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C.................................. 234,156,509         305,340
                                                                               ---------------
TOTAL PREFERRED STOCKS.                                                            186,429,858
                                                                               ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*     Amaysim Australia, Ltd. Rights 03/25/19.....................     214,262               0
*     Gascoyne Resources, Ltd. Rights 05/01/19....................     478,347               0
                                                                               ---------------
TOTAL AUSTRALIA...................................................                           0
                                                                               ---------------
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13................................      29,444               0
                                                                               ---------------
CANADA -- (0.0%)
      Pan American Silver Corp. Rights 02/22/29...................   2,696,210         511,922
*     Pan American Silver Corp. Rights 02/22/29...................     617,617         117,265
#*    Tervita Corp. Warrants 07/19/20.............................       5,600             355
                                                                               ---------------
TOTAL CANADA......................................................                     629,542
                                                                               ---------------
HONG KONG -- (0.0%)
*     I-Cable Communications, Ltd. Rights 05/24/19................   3,900,864           1,989
                                                                               ---------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23......................   2,760,613               0
                                                                               ---------------
SWEDEN -- (0.0%)
      Anoto Group AB Warrants 04/30/21............................      21,759               0
      MQ Holding AB Rights 05/17/19...............................     521,310          96,883
                                                                               ---------------
TOTAL SWEDEN......................................................                      96,883
                                                                               ---------------
SWITZERLAND -- (0.0%)
*     Bachem Holding Ltd Rights 05/06/19..........................       6,168          60,533
                                                                               ---------------
TOTAL RIGHTS/WARRANTS.............................................                     788,947
                                                                               ---------------
TOTAL INVESTMENT SECURITIES.......................................              29,428,257,769
                                                                               ---------------

                                                                                   VALUE+
                                                                               ---------------
SECURITIES LENDING COLLATERAL -- (6.6%)
@(S)  The DFA Short Term Investment Fund.......................... 179,954,585   2,082,254,508
                                                                               ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $28,765,950,166)..........................................             $31,510,512,277
                                                                               ===============

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


As of April 30, 2019, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                UNREALIZED
                                              NUMBER OF EXPIRATION    NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                   CONTRACTS   DATE         VALUE        VALUE     (DEPRECIATION)
-----------                                   --------- ----------  ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 (R) Emini Index......................   1,725    06/21/19   $239,678,311 $254,308,125  $14,629,814
                                                                    ------------ ------------  -----------
TOTAL FUTURES CONTRACTS......................                       $239,678,311 $254,308,125  $14,629,814
                                                                    ============ ============  ===========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
Common Stocks
   Australia................................. $   45,968,976 $ 1,790,343,742   --    $ 1,836,312,718
   Austria...................................         62,750     172,431,588   --        172,494,338
   Belgium...................................     12,420,726     352,588,184   --        365,008,910
   Canada....................................  2,659,747,813       3,303,382   --      2,663,051,195
   China.....................................             --       1,252,997   --          1,252,997
   Denmark...................................     30,537,476     502,558,170   --        533,095,646
   Finland...................................      3,754,429     464,993,059   --        468,747,488
   France....................................     74,550,225   2,350,432,618   --      2,424,982,843
   Germany...................................     72,940,505   2,075,544,953   --      2,148,485,458
   Hong Kong.................................      1,511,191     923,174,051   --        924,685,242
   Ireland...................................     24,954,268     140,104,430   --        165,058,698
   Israel....................................     20,054,012     192,131,173   --        212,185,185
   Italy.....................................     19,944,563     838,191,491   --        858,136,054
   Japan.....................................    116,640,203   6,554,102,733   --      6,670,742,936
   Netherlands...............................    121,408,717     690,410,604   --        811,819,321
   New Zealand...............................        207,642     132,738,049   --        132,945,691
   Norway....................................     16,009,731     271,109,482   --        287,119,213
   Portugal..................................        273,892      77,449,526   --         77,723,418
   Singapore.................................         14,892     331,529,674   --        331,544,566
   Spain.....................................     22,725,713     682,569,673   --        705,295,386
   Sweden....................................      2,587,480     815,057,290   --        817,644,770
   Switzerland...............................    129,551,428   1,675,273,467   --      1,804,824,895
   United Kingdom............................  1,076,595,281   3,737,073,201   --      4,813,668,482
   United States.............................     13,974,326         239,188   --         14,213,514
Preferred Stocks
   Germany...................................             --     186,124,518   --        186,124,518
   United Kingdom............................             --         305,340   --            305,340
Rights/Warrants
   Canada....................................             --         629,542   --            629,542
   Hong Kong.................................             --           1,989   --              1,989
   Sweden....................................             --          96,883   --             96,883
   Switzerland...............................             --          60,533   --             60,533
Securities Lending Collateral................             --   2,082,254,508   --      2,082,254,508
Futures Contracts**..........................     14,629,814              --   --         14,629,814
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $4,481,066,053 $27,044,076,038   --    $31,525,142,091
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
COMMON STOCKS -- (96.8%)
AUSTRALIA -- (16.9%)
    Abacus Property Group.......................................  3,966,151 $ 10,553,221
    ALE Property Group..........................................  1,250,594    4,242,647
*   APN Industria REIT..........................................    253,660      509,631
    Arena REIT..................................................    974,349    2,011,402
    Aspen Group.................................................    962,671      651,743
    Astro Japan Property Group REIT.............................    462,047            0
    Australian Unity Office Fund................................     61,655      118,656
    Aventus Group...............................................     22,311       35,879
    BWP Trust...................................................  6,363,696   16,607,374
    Carindale Property Trust....................................    147,504      710,829
#   Centuria Industrial REIT....................................  1,588,432    3,380,690
    Centuria Metropolitan REIT..................................    816,829    1,463,487
#   Charter Hall Education Trust................................  3,278,488    8,618,113
    Charter Hall Group..........................................  5,811,056   40,251,450
    Charter Hall Long Wale REIT.................................  1,461,739    4,745,943
    Charter Hall Retail REIT....................................  4,686,168   15,372,679
    Cromwell Property Group..................................... 19,840,278   15,738,834
    Dexus....................................................... 12,551,773  110,816,261
    GDI Property Group..........................................  2,731,136    2,678,587
    Goodman Group............................................... 20,389,986  189,740,799
    GPT Group (The)............................................. 22,071,637   89,280,996
    Growthpoint Properties Australia, Ltd.......................  3,053,206    9,048,694
    Hotel Property Investments..................................    680,531    1,630,817
    Ingenia Communities Group...................................  2,457,982    5,333,483
    Mirvac Group................................................ 43,213,283   86,508,207
#*  New South Resources, Ltd.................................... 10,110,387   12,750,538
    Scentre Group............................................... 64,973,306  175,265,373
    Shopping Centres Australasia Property Group................. 11,971,326   21,628,990
    Stockland................................................... 29,127,245   77,540,494
    Vicinity Centres............................................ 39,606,173   71,027,096
                                                                            ------------
TOTAL AUSTRALIA.................................................             978,262,913
                                                                            ------------
BELGIUM -- (2.4%)
#   Aedifica SA.................................................    226,046   20,303,775
#   Ascencio....................................................      4,908      296,502
    Befimmo SA..................................................    325,257   18,641,972
    Care Property Invest........................................     32,493      812,906
    Cofinimmo SA................................................    314,060   40,165,755
    Intervest Offices & Warehouses NV...........................    212,443    6,022,568
    Leasinvest Real Estate SCA..................................     25,454    2,843,520
    Montea SCA..................................................     34,843    2,931,226
    Retail Estates NV...........................................     89,136    8,320,938
    Warehouses De Pauw CVA......................................    245,440   36,832,518
    Wereldhave Belgium NV.......................................     25,518    2,449,390
                                                                            ------------
TOTAL BELGIUM...................................................             139,621,070
                                                                            ------------
CANADA -- (5.3%)
    Allied Properties Real Estate Investment Trust..............    645,116   22,839,331
#   Artis Real Estate Investment Trust..........................    931,024    7,248,324
    Automotive Properties Real Estate Investment Trust..........     31,600      251,441
#   Boardwalk Real Estate Investment Trust......................    283,577    8,231,925
#   BTB Real Estate Investment Trust............................    469,515    1,696,240
#   Canadian Apartment Properties REIT..........................    866,717   31,008,245
#   Choice Properties Real Estate Investment Trust..............  1,690,956   17,216,276

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
CANADA -- (Continued)
#   Cominar Real Estate Investment Trust........................  1,169,405 $  9,811,235
    Crombie Real Estate Investment Trust........................    622,612    6,645,780
    CT Real Estate Investment Trust.............................    254,001    2,673,296
#   Dream Global Real Estate Investment Trust...................  2,049,188   21,093,008
    Dream Industrial Real Estate Investment Trust...............    707,047    6,079,855
    Dream Office Real Estate Investment Trust...................    466,639    8,115,764
    Granite Real Estate Investment Trust........................    307,024   13,977,304
#   H&R Real Estate Investment Trust............................  1,969,217   33,645,878
    Inovalis Real Estate Investment Trust.......................     67,300      523,450
    InterRent Real Estate Investment Trust......................    679,012    6,887,940
#   Killam Apartment Real Estate Investment Trust...............  1,021,926   14,439,844
    Morguard North American Residential Real Estate Investment
      Trust.....................................................    254,425    3,350,046
#   Morguard Real Estate Investment Trust.......................    413,884    3,784,488
#   Northview Apartment Real Estate Investment Trust............    409,205    8,607,447
#   NorthWest Healthcare Properties Real Estate Investment
      Trust. ...................................................    791,513    6,770,724
    Partners Real Estate Investment Trust.......................    175,751      225,641
    Plaza Retail REIT...........................................    257,136      796,532
#   RioCan Real Estate Investment Trust.........................  1,850,200   35,575,989
#   Slate Office REIT...........................................    582,244    2,525,071
#*  Slate Retail REIT...........................................    224,609    2,085,643
#   SmartCentres Real Estate Investment Trust...................    795,451   20,116,354
#   Summit Industrial Income REIT...............................    741,175    6,561,421
#   True North Commercial Real Estate Investment Trust..........    385,148    1,911,797
    WPT Industrial Real Estate Investment Trust.................    214,049    2,936,752
                                                                            ------------
TOTAL CANADA....................................................             307,633,041
                                                                            ------------
CHINA -- (0.2%)
    RREEF China Commercial Trust................................  1,392,000            0
    Spring Real Estate Investment Trust.........................  5,686,000    2,517,932
    Yuexiu Real Estate Investment Trust......................... 16,543,000   11,175,914
                                                                            ------------
TOTAL CHINA.....................................................              13,693,846
                                                                            ------------
FRANCE -- (6.0%)
*   Acanthe Developpement SA....................................    216,361      131,084
    Altarea SCA.................................................     20,310    4,290,937
    ARGAN SA....................................................     12,170      737,202
    Carmila SA..................................................     47,477    1,001,292
    Cegereal SA.................................................     18,365      828,175
#   Covivio.....................................................    479,811   51,929,847
    Covivio.....................................................    130,264   14,193,241
    Gecina SA...................................................    566,551   84,650,577
#   ICADE.......................................................    426,625   36,461,843
    Klepierre SA................................................  2,437,172   86,602,502
#   Mercialys SA................................................    821,286   10,802,973
#   Societe de la Tour Eiffel...................................     27,325    1,216,496
    Terreis.....................................................      2,569      163,658
    Unibail-Rodamco-Westfield (BF2PQ09).........................    306,361   52,658,948
                                                                            ------------
TOTAL FRANCE....................................................             345,668,775
                                                                            ------------
GERMANY -- (0.8%)
    alstria office REIT-AG......................................  2,069,075   32,485,934
    Hamborner REIT AG...........................................  1,229,818   12,915,272
                                                                            ------------
TOTAL GERMANY...................................................              45,401,206
                                                                            ------------
GREECE -- (0.0%)
    Grivalia Properties REIC AE.................................     82,526    1,055,103
                                                                            ------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
HONG KONG -- (6.4%)
    Champion REIT............................................... 26,183,012 $ 22,173,007
    Fortune Real Estate Investment Trust........................ 18,353,000   23,778,350
    Link REIT................................................... 25,807,405  301,532,574
    Prosperity REIT............................................. 17,039,000    7,324,166
    Regal Real Estate Investment Trust..........................  9,328,000    2,935,602
    Sunlight Real Estate Investment Trust....................... 13,389,000    9,815,584
                                                                            ------------
TOTAL HONG KONG.................................................             367,559,283
                                                                            ------------
IRELAND -- (0.4%)
    Green REIT P.L.C............................................  4,847,372    9,215,260
    Hibernia REIT P.L.C.........................................  4,423,090    7,094,403
    Irish Residential Properties REIT P.L.C.....................  2,223,690    3,938,533
                                                                            ------------
TOTAL IRELAND...................................................              20,248,196
                                                                            ------------
ITALY -- (0.1%)
    COIMA RES SpA...............................................     27,205      236,298
    Immobiliare Grande Distribuzione SIIQ SpA...................    848,658    6,430,163
                                                                            ------------
TOTAL ITALY.....................................................               6,666,461
                                                                            ------------
JAPAN -- (23.5%)
    Activia Properties, Inc.....................................      8,002   33,444,278
    Advance Residence Investment Corp...........................     14,800   41,316,811
    AEON REIT Investment Corp...................................     17,246   20,843,376
    Comforia Residential REIT, Inc..............................      7,306   19,309,478
    Daiwa House REIT Investment Corp............................     22,098   50,743,139
    Daiwa Office Investment Corp................................      3,991   26,935,643
    Frontier Real Estate Investment Corp........................      5,879   24,455,349
#   Fukuoka REIT Corp...........................................      9,470   14,736,496
    Global One Real Estate Investment Corp......................     12,681   14,633,965
    GLP J-Reit..................................................     41,838   45,018,527
    Hankyu Hanshin REIT, Inc....................................      7,683   10,235,015
    Health Care & Medical Investment Corp.......................      1,028    1,051,580
    Heiwa Real Estate REIT, Inc.................................     12,466   14,075,319
    Hoshino Resorts REIT, Inc...................................      2,579   12,512,537
    Hulic Reit, Inc.............................................      7,951   13,030,847
#   Ichigo Office REIT Investment...............................     17,302   15,936,939
    Industrial & Infrastructure Fund Investment Corp............     18,559   21,105,037
    Invesco Office J-Reit, Inc..................................    111,429   16,982,227
    Invincible Investment Corp..................................     69,404   35,119,231
    Japan Excellent, Inc........................................     16,338   23,379,276
#   Japan Hotel REIT Investment Corp............................     53,604   43,627,667
    Japan Logistics Fund, Inc...................................     11,831   25,299,140
    Japan Prime Realty Investment Corp..........................     10,108   40,413,330
    Japan Real Estate Investment Corp...........................     16,000   88,690,519
    Japan Rental Housing Investments, Inc.......................     22,665   17,498,717
    Japan Retail Fund Investment Corp...........................     31,657   60,491,104
#   Kenedix Office Investment Corp..............................      5,265   35,222,915
    Kenedix Residential Next Investment Corp....................     11,328   18,302,490
    Kenedix Retail REIT Corp....................................      6,643   16,088,141
    LaSalle Logiport REIT.......................................      8,582    9,205,679
    Marimo Regional Revitalization REIT, Inc....................      1,077    1,111,719
    MCUBS MidCity Investment Corp...............................     21,565   19,761,561
#   Mirai Corp..................................................      3,596    1,581,225
    Mitsui Fudosan Logistics Park, Inc..........................      1,509    4,797,622
    Mori Hills REIT Investment Corp.............................     20,425   27,212,302
    Mori Trust Hotel Reit, Inc..................................        371      456,710
    Mori Trust Sogo Reit, Inc...................................     13,182   19,873,901
    Nippon Accommodations Fund, Inc.............................      5,764   29,453,437

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
JAPAN -- (Continued)
    Nippon Building Fund, Inc...................................     16,374 $  105,438,834
    Nippon Healthcare Investment Corp...........................        169        261,579
    Nippon Prologis REIT, Inc...................................     21,166     45,453,454
#   NIPPON REIT Investment Corp.................................      5,306     19,806,024
    Nomura Real Estate Master Fund, Inc.........................     48,168     70,577,310
    One REIT, Inc...............................................      2,444      6,062,546
#   Ooedo Onsen Reit Investment Corp............................      1,845      1,443,130
    Orix JREIT, Inc.............................................     31,736     55,719,186
#   Premier Investment Corp.....................................     18,787     23,247,658
    Samty Residential Investment Corp...........................        443        403,424
#   Sekisui House Reit, Inc.....................................     43,287     31,198,789
    Star Asia Investment Corp...................................      3,902      3,805,161
    Starts Proceed Investment Corp..............................      3,780      5,884,317
    Tokyu REIT, Inc.............................................     12,458     19,576,982
    Tosei Reit Investment Corp..................................        826        854,338
    United Urban Investment Corp................................     35,413     56,538,500
                                                                            --------------
TOTAL JAPAN.....................................................             1,360,224,481
                                                                            --------------
MALAYSIA -- (0.5%)
    AmanahRaya Real Estate Investment Trust.....................    294,900         60,981
    AmFIRST Real Estate Investment Trust........................  1,788,940        235,985
#   Axis Real Estate Investment Trust...........................  6,547,263      2,806,870
    Capitaland Malaysia Mall Trust.............................. 12,896,000      3,457,881
    Hektar Real Estate Investment Trust.........................    144,626         39,879
#   IGB Real Estate Investment Trust............................ 16,270,100      7,323,824
    KLCCP Stapled Group.........................................  3,151,500      5,857,457
    MRCB-QUILL REIT.............................................  2,188,800        582,059
    Pavilion Real Estate Investment Trust.......................  2,690,100      1,184,262
    Sunway Real Estate Investment Trust......................... 16,187,600      7,325,886
    Tower Real Estate Investment Trust..........................    434,900         94,585
    YTL Hospitality REIT........................................  5,689,000      1,802,347
                                                                            --------------
TOTAL MALAYSIA..................................................                30,772,016
                                                                            --------------
MEXICO -- (1.9%)
    Asesor de Activos Prisma SAPI de C.V........................  9,608,950      4,054,891
    Concentradora Fibra Danhos S.A. de C.V......................  2,227,208      3,263,670
#   Concentradora Fibra Hotelera Mexicana S.A. de C.V...........  3,638,760      1,871,420
    Fibra Shop Portafolios Inmobiliarios SAPI de C.V............  1,160,286        507,991
    Fibra Uno Administracion S.A. de C.V........................ 40,376,788     59,848,228
#   Macquarie Mexico Real Estate Management S.A. de C.V......... 13,974,481     16,578,237
    PLA Administradora Industrial S de RL de C.V................  9,919,940     16,561,359
#   Prologis Property Mexico S.A. de C.V........................  2,783,289      5,953,363
                                                                            --------------
TOTAL MEXICO....................................................               108,639,159
                                                                            --------------
NETHERLANDS -- (5.1%)
    Eurocommercial Properties NV................................    624,566     18,122,594
#   NSI NV......................................................    223,152      8,843,446
    Unibail-Rodamco-Westfield................................... 10,223,379    248,003,794
    Vastned Retail NV...........................................    245,948      8,640,854
#   Wereldhave NV...............................................    527,511     13,513,917
                                                                            --------------
TOTAL NETHERLANDS...............................................               297,124,605
                                                                            --------------
NEW ZEALAND -- (1.0%)
    Argosy Property, Ltd........................................  8,972,888      7,890,805
    Asset Plus, Ltd.............................................     45,944         18,564
    Goodman Property Trust...................................... 11,598,564     13,399,156
    Kiwi Property Group, Ltd.................................... 17,282,392     17,789,530

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
NEW ZEALAND -- (Continued)
    Precinct Properties New Zealand, Ltd........................  8,626,852 $  9,222,370
#   Property for Industry, Ltd..................................  2,040,837    2,705,744
#   Stride Property Group.......................................  1,762,457    2,390,104
#   Vital Healthcare Property Trust.............................  3,322,228    4,728,985
                                                                            ------------
TOTAL NEW ZEALAND...............................................              58,145,258
                                                                            ------------
SINGAPORE -- (9.0%)
    AIMS AMP Capital Industrial REIT............................  6,074,991    6,340,395
#   Ascendas Hospitality Trust..................................  5,999,700    4,100,216
#   Ascendas Real Estate Investment Trust....................... 32,153,600   71,026,383
#   Ascott Residence Trust...................................... 18,451,359   16,272,346
    Cache Logistics Trust....................................... 16,768,304    9,372,127
#   CapitaLand Commercial Trust................................. 33,056,749   47,228,035
    CapitaLand Mall Trust....................................... 31,505,100   56,097,609
#   CapitaLand Retail China Trust...............................  9,916,780   11,009,638
    CDL Hospitality Trusts...................................... 12,293,180   14,457,362
#   ESR-REIT.................................................... 21,106,122    8,231,263
    Far East Hospitality Trust..................................  7,888,700    3,828,000
    First Real Estate Investment Trust..........................  6,848,826    4,885,110
#   Frasers Centrepoint Trust...................................  8,685,400   15,258,934
    Frasers Commercial Trust.................................... 10,795,300   11,733,533
#   Frasers Hospitality Trust...................................  2,722,000    1,531,149
#   Frasers Logistics & Industrial Trust........................  7,776,330    6,756,099
    Keppel DC REIT.............................................. 10,506,088   11,654,535
#   Keppel REIT................................................. 26,533,026   23,805,885
#   Lippo Malls Indonesia Retail Trust.......................... 22,430,900    3,546,906
#   Manulife US Real Estate Investment Trust....................  2,681,482    2,333,117
    Mapletree Commercial Trust.................................. 23,333,537   33,124,599
    Mapletree Industrial Trust.................................. 19,612,058   29,729,564
#   Mapletree Logistics Trust................................... 29,059,370   31,668,368
#   Mapletree North Asia Commercial Trust....................... 20,452,800   20,435,025
#   OUE Hospitality Trust.......................................  7,830,932    4,122,049
    Parkway Life Real Estate Investment Trust...................  5,873,600   12,471,007
    Sabana Shari'ah Compliant Industrial Real Estate Investment
      Trust.....................................................  9,967,484    3,047,048
#   Soilbuild Business Space REIT...............................  4,172,400    1,855,968
    SPH REIT....................................................  4,144,900    3,138,342
    Starhill Global REIT........................................ 22,211,800   12,410,584
#   Suntec Real Estate Investment Trust......................... 28,076,500   38,189,552
                                                                            ------------
TOTAL SINGAPORE.................................................             519,660,748
                                                                            ------------
SOUTH AFRICA -- (3.2%)
    Arrowhead Properties, Ltd...................................  5,883,729    1,643,402
    Attacq, Ltd.................................................    721,641      708,726
    Delta Property Fund, Ltd....................................  1,299,628      198,408
    Emira Property Fund, Ltd....................................  8,792,899    8,734,893
#   Equites Property Fund, Ltd..................................    164,346      234,595
    Growthpoint Properties, Ltd................................. 37,602,505   65,364,457
    Hyprop Investments, Ltd.....................................  3,405,939   16,655,768
    Investec Property Fund, Ltd.................................  1,873,445    2,085,381
    Octodec Investments, Ltd....................................    337,754      475,468
#   Rebosis Property Fund, Ltd..................................  4,152,008      377,494
    Redefine Properties, Ltd.................................... 73,235,595   50,437,951
#   Resilient REIT, Ltd.........................................  3,991,851   15,791,985
    SA Corporate Real Estate, Ltd............................... 29,822,476    7,413,897
    Texton Property Fund, Ltd...................................    113,923       36,890
    Tower Property Fund, Ltd....................................     53,426       22,030
    Vukile Property Fund, Ltd...................................  8,065,107   11,601,517
                                                                            ------------
TOTAL SOUTH AFRICA..............................................             181,782,862
                                                                            ------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SPAIN -- (1.5%)
    Inmobiliaria Colonial Socimi SA.............................  1,938,638 $ 20,887,499
    Lar Espana Real Estate Socimi SA............................    549,016    4,308,333
    Merlin Properties Socimi SA.................................  4,503,799   61,433,894
                                                                            ------------
TOTAL SPAIN.....................................................              86,629,726
                                                                            ------------
TAIWAN -- (0.2%)
    Cathay No 1 REIT............................................ 10,768,000    5,354,781
    Cathay No 2 REIT............................................  4,074,000    2,168,911
    Fubon No 1 REIT.............................................  1,279,000      633,179
    Fubon No 2 REIT.............................................  3,872,000    1,679,995
    Shin Kong No.1 REIT.........................................  4,804,000    2,597,807
                                                                            ------------
TOTAL TAIWAN....................................................              12,434,673
                                                                            ------------
TURKEY -- (0.1%)
    AKIS Gayrimenkul Yatirimi A.S...............................  1,559,695      646,080
#   Alarko Gayrimenkul Yatirim Ortakligi A.S....................     24,115      180,865
#   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S............... 16,978,365    4,303,437
#   Halk Gayrimenkul Yatirim Ortakligi A.S......................  1,761,313      322,196
#*  Is Gayrimenkul Yatirim Ortakligi A.S........................  5,352,525      880,955
    Sinpas Gayrimenkul Yatirim Ortakligi A.S....................  1,740,311      116,532
#   Torunlar Gayrimenkul Yatirim Ortakligi A.S..................  2,659,735    1,007,935
#*  Vakif Gayrimenkul Yatirim Ortakligi A.S.....................    579,536      171,101
                                                                            ------------
TOTAL TURKEY....................................................               7,629,101
                                                                            ------------
UNITED KINGDOM -- (12.3%)
    Assura P.L.C................................................ 11,481,095    8,932,207
    Big Yellow Group P.L.C......................................  2,114,031   28,745,111
    British Land Co. P.L.C. (The)............................... 11,596,686   89,974,890
    Capital & Regional P.L.C....................................  2,549,181      798,264
    Custodian Reit P.L.C........................................    361,118      539,301
    Derwent London P.L.C........................................  1,436,453   59,451,774
    Empiric Student Property P.L.C..............................  1,094,426    1,336,784
    GCP Student Living P.L.C....................................     42,627       89,381
    Great Portland Estates P.L.C................................  4,159,069   40,987,424
    Hammerson P.L.C............................................. 10,354,758   43,566,203
    Hansteen Holdings P.L.C.....................................  5,478,958    6,714,067
#   Intu Properties P.L.C....................................... 12,723,671   15,677,735
    Land Securities Group P.L.C.................................  9,299,230  112,073,659
    LondonMetric Property P.L.C................................. 10,241,771   27,033,275
    McKay Securities P.L.C......................................    356,788    1,128,135
    Mucklow A & J Group P.L.C...................................    321,497    2,293,811
#   NewRiver REIT P.L.C.........................................  1,415,519    4,243,934
    Primary Health Properties P.L.C.............................  7,635,503   13,101,591
    RDI REIT PLC................................................  2,781,866    4,579,838
    Regional REIT, Ltd..........................................  1,044,712    1,436,823
    Safestore Holdings P.L.C....................................  3,087,211   25,945,055
    Schroder Real Estate Investment Trust, Ltd..................  1,165,784      865,989
    Secure Income REIT P.L.C....................................      2,121       11,426
    Segro P.L.C................................................. 13,377,031  118,528,261
    Shaftesbury P.L.C...........................................  3,040,736   34,082,392
    Standard Life Investment Property Income Trust, Ltd.........  1,195,159    1,425,201
    Town Centre Securities P.L.C................................     12,594       35,002
    Tritax Big Box REIT P.L.C...................................  9,281,899   18,003,473
    UNITE Group P.L.C. (The)....................................  2,277,054   27,987,082

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                     SHARES      VALUE>>
                                                                   ---------- --------------
UNITED KINGDOM -- (Continued)
      Workspace Group P.L.C.......................................  1,677,303 $   21,635,019
                                                                              --------------
TOTAL UNITED KINGDOM..............................................               711,223,107
                                                                              --------------
TOTAL COMMON STOCKS...............................................             5,600,075,630
                                                                              --------------
RIGHTS/WARRANTS -- (0.0%)
BELGIUM -- (0.0%)
      Aedifica SA Rights 05/02/19.................................    226,046        988,779
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             5,601,064,409
                                                                              --------------

                                                                                 VALUE+
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (3.2%)
@(S)  The DFA Short Term Investment Fund.......................... 16,032,487    185,511,906
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $5,254,686,050)..........................................            $5,786,576,315
                                                                              ==============

As of April 30, 2019, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                         UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL                 APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE     MARKET VALUE (DEPRECIATION)
-----------                              --------- ---------- ----------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 (R) Emini Index.................    257     06/21/19  $35,660,473 $37,888,225    $2,227,752
                                                              ----------- -----------    ----------
TOTAL FUTURES CONTRACTS.................                      $35,660,473 $37,888,225    $2,227,752
                                                              =========== ===========    ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
Common Stocks
   Australia................................. $    118,656 $  978,144,257     --  $  978,262,913
   Belgium...................................           --    139,621,070     --     139,621,070
   Canada....................................  307,633,041             --     --     307,633,041
   China.....................................           --     13,693,846     --      13,693,846
   France....................................   52,658,948    293,009,827     --     345,668,775
   Germany...................................           --     45,401,206     --      45,401,206
   Greece....................................           --      1,055,103     --       1,055,103
   Hong Kong.................................           --    367,559,283     --     367,559,283
   Ireland...................................           --     20,248,196     --      20,248,196
   Italy.....................................           --      6,666,461     --       6,666,461
   Japan.....................................           --  1,360,224,481     --   1,360,224,481
   Malaysia..................................           --     30,772,016     --      30,772,016
   Mexico....................................  108,639,159             --     --     108,639,159
   Netherlands...............................           --    297,124,605     --     297,124,605
   New Zealand...............................           --     58,145,258     --      58,145,258
   Singapore.................................    1,855,968    517,804,780     --     519,660,748
   South Africa..............................           --    181,782,862     --     181,782,862
   Spain.....................................           --     86,629,726     --      86,629,726
   Taiwan....................................    2,597,807      9,836,866     --      12,434,673
   Turkey....................................           --      7,629,101     --       7,629,101
   United Kingdom............................           --    711,223,107     --     711,223,107

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1         LEVEL 2     LEVEL 3     TOTAL
                                              ------------   -------------- ------- --------------
Rights/Warrants
   Belgium...................................           --   $      988,779     --  $      988,779
Securities Lending Collateral................           --      185,511,906     --     185,511,906
Futures Contracts**.......................... $  2,227,752               --     --       2,227,752
                                              ------------   -------------- ------  --------------
TOTAL........................................ $475,731,331   $5,313,072,736     --  $5,788,804,067
                                              ============   ============== ======  ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
COMMON STOCKS -- (49.7%)
UNITED STATES -- (49.7%)
    Acadia Realty Trust.........................................   351,166 $  9,916,928
#   Agree Realty Corp...........................................   150,089    9,826,327
    Alexander's, Inc............................................     9,176    3,483,485
    Alexandria Real Estate Equities, Inc........................   440,200   62,680,078
    American Assets Trust, Inc..................................   141,116    6,518,148
    American Campus Communities, Inc............................   541,167   25,543,082
    American Homes 4 Rent, Class A.............................. 1,049,680   25,171,336
    American Tower Corp......................................... 1,735,168  338,878,310
#   Apartment Investment & Management Co., Class A..............   596,218   29,429,327
    Apple Hospitality REIT, Inc.................................   849,080   13,967,366
    Ashford Hospitality Trust, Inc..............................   387,661    2,136,012
    AvalonBay Communities, Inc..................................   540,749  108,652,697
#   Bluerock Residential Growth REIT, Inc.......................    95,192    1,067,102
    Boston Properties, Inc......................................   604,073   83,132,526
    Braemar Hotels & Resorts, Inc...............................   106,905    1,485,980
    Brandywine Realty Trust.....................................   704,153   10,836,915
    Brixmor Property Group, Inc................................. 1,194,784   21,362,738
    Brookfield Property REIT, Inc., Class A.....................   813,667   16,948,692
    BRT Apartments Corp.........................................     6,929       97,214
    Camden Property Trust.......................................   378,145   38,060,294
    CareTrust REIT, Inc.........................................   351,532    8,524,651
#   CBL & Associates Properties, Inc............................   691,067      697,978
    Cedar Realty Trust, Inc.....................................   357,894    1,098,735
#   Chatham Lodging Trust.......................................   179,898    3,542,192
    Chesapeake Lodging Trust....................................   241,290    6,876,765
    City Office REIT, Inc.......................................   122,792    1,424,387
    Clipper Realty, Inc.........................................     2,340       30,537
    Columbia Property Trust, Inc................................   472,480   10,730,021
    Community Healthcare Trust, Inc.............................    23,185      845,789
    Condor Hospitality Trust, Inc...............................     5,385       52,665
    CorePoint Lodging, Inc......................................   169,879    2,123,488
    CoreSite Realty Corp........................................   148,251   16,220,142
    Corporate Office Properties Trust...........................   429,739   11,981,123
    Cousins Properties, Inc..................................... 1,670,877   15,990,293
    Crown Castle International Corp............................. 1,598,444  201,052,286
    CubeSmart...................................................   740,078   23,615,889
    CyrusOne, Inc...............................................   410,999   22,888,534
    DiamondRock Hospitality Co..................................   846,976    9,198,159
    Digital Realty Trust, Inc...................................   811,085   95,472,792
    Douglas Emmett, Inc.........................................   637,971   26,278,026
    Duke Realty Corp............................................ 1,424,778   44,339,091
#   Easterly Government Properties, Inc.........................   221,264    3,982,752
    EastGroup Properties, Inc...................................   143,030   16,352,620
    Empire State Realty Trust, Inc., Class A....................   569,914    8,810,870
    EPR Properties..............................................   296,451   23,378,126
    Equinix, Inc................................................   326,117  148,285,400
    Equity Commonwealth.........................................   478,429   15,214,042
    Equity LifeStyle Properties, Inc............................   339,485   39,617,900
#   Equity Residential.......................................... 1,437,485  109,852,604
    Essex Property Trust, Inc...................................   258,189   72,938,393
    Extra Space Storage, Inc....................................   499,040   51,745,458
    Federal Realty Investment Trust.............................   295,613   39,567,800
    First Industrial Realty Trust, Inc..........................   494,438   17,438,828
    Four Corners Property Trust, Inc............................   262,917    7,477,360
#   Franklin Street Properties Corp.............................   399,961    3,143,693

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
UNITED STATES -- (Continued)
    Front Yard Residential Corp.................................    73,225 $    725,660
    Gaming and Leisure Properties, Inc..........................   810,069   32,710,586
    Getty Realty Corp...........................................   132,771    4,305,764
    Gladstone Commercial Corp...................................   111,898    2,433,782
    Global Medical REIT, Inc....................................    46,687      476,207
#   Global Net Lease, Inc.......................................   286,616    5,465,773
    HCP, Inc.................................................... 1,855,776   55,265,009
    Healthcare Realty Trust, Inc................................   485,330   14,986,990
    Healthcare Trust of America, Inc., Class A..................   818,932   22,586,145
    Hersha Hospitality Trust....................................   160,026    2,971,683
    Highwoods Properties, Inc...................................   408,099   18,193,053
    Hospitality Properties Trust................................   632,531   16,445,806
    Host Hotels & Resorts, Inc.................................. 2,894,703   55,694,086
    Hudson Pacific Properties, Inc..............................   618,763   21,570,078
    Independence Realty Trust, Inc..............................   315,887    3,345,245
    Industrial Logistics Properties Trust.......................   178,413    3,541,501
    Investors Real Estate Trust.................................    47,628    2,871,016
    Invitation Homes, Inc....................................... 1,210,697   30,097,924
    Iron Mountain, Inc.......................................... 1,082,735   35,167,233
    JBG SMITH Properties........................................   439,046   18,681,386
    Kilroy Realty Corp..........................................   403,004   30,995,038
#   Kimco Realty Corp........................................... 1,677,460   29,171,029
    Kite Realty Group Trust.....................................   333,479    5,265,633
    Lamar Advertising Co., Class A..............................   340,339   28,135,825
    Lexington Realty Trust......................................   874,847    7,934,862
    Liberty Property Trust......................................   587,563   29,166,627
    Life Storage, Inc...........................................   189,308   18,039,159
    LTC Properties, Inc.........................................   160,695    7,240,917
#   Macerich Co. (The)..........................................   456,429   18,321,060
    Mack-Cali Realty Corp.......................................   348,324    8,108,983
#   MedEquities Realty Trust, Inc...............................    39,422      422,210
    Medical Properties Trust, Inc............................... 1,472,857   25,716,083
    MGM Growth Properties LLC, Class A..........................   294,908    9,513,732
    Mid-America Apartment Communities, Inc......................   452,548   49,513,224
    Monmouth Real Estate Investment Corp........................   315,451    4,334,297
    National Health Investors, Inc..............................   166,047   12,524,925
    National Retail Properties, Inc.............................   629,516   33,125,132
    National Storage Affiliates Trust...........................   215,188    6,296,401
#   New Senior Investment Group, Inc............................   323,943    1,810,841
    NexPoint Residential Trust, Inc.............................    52,539    1,969,687
    NorthStar Realty Europe Corp................................   202,205    3,605,315
    Office Properties Income Trust..............................   172,157    4,672,341
#   Omega Healthcare Investors, Inc.............................   812,285   28,746,766
    One Liberty Properties, Inc.................................    49,214    1,392,756
    Outfront Media, Inc.........................................   514,282   12,255,340
    Paramount Group, Inc........................................   828,171   12,000,198
    Park Hotels & Resorts, Inc..................................   775,974   24,893,246
#   Pebblebrook Hotel Trust.....................................   588,679   19,167,374
#   Pennsylvania Real Estate Investment Trust...................   280,021    1,685,726
    Physicians Realty Trust.....................................   702,388   12,685,127
    Piedmont Office Realty Trust, Inc., Class A.................   555,338   11,562,137
    Plymouth Industrial REIT, Inc...............................     1,268       23,800
    Prologis, Inc............................................... 2,458,318  188,479,247
    PS Business Parks, Inc......................................    82,353   12,651,068
    Public Storage..............................................   614,993  136,024,152
#   QTS Realty Trust, Inc., Class A.............................   210,275    9,535,971
    Realty Income Corp.......................................... 1,192,635   83,496,376
    Regency Centers Corp........................................   602,401   40,463,248
    Retail Opportunity Investments Corp.........................   473,157    8,303,905

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ----------- --------------
UNITED STATES -- (Continued)
    Retail Properties of America, Inc., Class A.................     860,450 $   10,574,931
    Retail Value, Inc...........................................      61,112      2,047,264
    Rexford Industrial Realty, Inc..............................     353,192     13,382,445
    RLJ Lodging Trust...........................................     667,918     12,296,367
    RPT Realty..................................................     311,509      3,778,604
    Ryman Hospitality Properties, Inc...........................     178,794     14,232,002
#   Sabra Health Care REIT, Inc.................................     707,829     13,845,135
    Saul Centers, Inc...........................................      37,448      1,997,851
#*  SBA Communications Corp.....................................     443,093     90,271,337
    Senior Housing Properties Trust.............................     923,245      7,413,657
#   Seritage Growth Properties..................................      92,206      4,111,466
    Simon Property Group, Inc...................................   1,214,648    210,984,358
    SITE Centers Corp...........................................     632,295      8,371,592
    SL Green Realty Corp........................................     357,734     31,602,222
    Sotherly Hotels, Inc........................................      13,308         93,955
    Spirit MTA REIT.............................................     183,367      1,235,894
    Spirit Realty Capital, Inc..................................     365,364     14,782,636
    STAG Industrial, Inc........................................     411,257     11,835,976
    STORE Capital Corp..........................................     810,598     27,009,125
    Summit Hotel Properties, Inc................................     411,285      4,775,019
    Sun Communities, Inc........................................     343,197     42,240,687
    Sunstone Hotel Investors, Inc...............................     892,954     12,858,538
#   Tanger Factory Outlet Centers, Inc..........................     391,956      7,078,725
    Taubman Centers, Inc........................................     241,064     11,884,455
    Terreno Realty Corp.........................................     233,642     10,432,115
    Tier REIT, Inc..............................................     181,295      5,137,900
#   UDR, Inc....................................................   1,083,311     48,694,829
    UMH Properties, Inc.........................................     127,161      1,786,612
#   Uniti Group, Inc............................................     646,007      7,099,617
    Universal Health Realty Income Trust........................      45,802      3,710,878
    Urban Edge Properties.......................................     462,479      8,588,235
    Urstadt Biddle Properties, Inc..............................       6,002        103,805
    Urstadt Biddle Properties, Inc., Class A....................     115,665      2,536,533
#   Ventas, Inc.................................................   1,394,014     85,188,196
    VEREIT, Inc.................................................   3,882,639     32,070,598
    Vornado Realty Trust........................................     682,155     47,164,197
#   Washington Prime Group, Inc.................................     742,868      3,305,763
    Washington Real Estate Investment Trust.....................     322,891      9,118,442
    Weingarten Realty Investors.................................     477,620     13,822,323
    Welltower, Inc..............................................   1,494,898    111,414,748
#*  Wheeler Real Estate Investment Trust, Inc...................      11,939         28,773
    Whitestone REIT.............................................     155,921      2,000,466
#   WP Carey, Inc...............................................     515,153     40,861,936
#   Xenia Hotels & Resorts, Inc.................................     447,773      9,694,285
                                                                             --------------
TOTAL UNITED STATES.............................................              4,158,233,123
                                                                             --------------
AFFILIATED INVESTMENT COMPANIES -- (49.3%)
UNITED STATES -- (49.3%)
    Investment in DFA International Real Estate Securities
      Portfolio of DFA Investment Dimensions Group Inc.......... 569,492,445  2,898,716,544
    Investment in DFA Real Estate Securities Portfolio of DFA
      Investment Dimensions Group Inc...........................  32,458,571  1,232,451,966
                                                                             --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES............              4,131,168,510
                                                                             --------------
TOTAL INVESTMENT SECURITIES.....................................              8,289,401,633
                                                                             --------------

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                    SHARES      VALUE>>
                                                                   --------- --------------
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S)  The DFA Short Term Investment Fund.......................... 7,486,114 $   86,621,822
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $7,200,357,965)..........................................           $8,376,023,455
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1         LEVEL 2   LEVEL 3     TOTAL
                                              --------------   ----------- ------- --------------
Common Stocks
   United States............................. $4,158,233,123            --     --  $4,158,233,123
Affiliated Investment Companies..............  4,131,168,510            --     --   4,131,168,510
Securities Lending Collateral................             --   $86,621,822     --      86,621,822
                                              --------------   ----------- ------  --------------
TOTAL........................................ $8,289,401,633   $86,621,822     --  $8,376,023,455
                                              ==============   =========== ======  ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
COMMON STOCKS -- (94.3%)
AUSTRALIA -- (7.0%)
#   A2B Australia, Ltd..........................................  2,049,800 $ 2,892,251
    Accent Group, Ltd...........................................  2,037,664   2,320,869
#   Ainsworth Game Technology, Ltd..............................    956,145     556,014
#*  Alkane Resources, Ltd.......................................    260,946      44,161
    Alliance Aviation Services, Ltd.............................     38,008      69,768
    Ansell, Ltd.................................................  1,294,969  24,653,957
    AP Eagers, Ltd..............................................      2,082      12,737
#   ARQ Group, Ltd..............................................    339,568     419,971
*   Asaleo Care, Ltd............................................    989,891     642,154
    Ausdrill, Ltd............................................... 12,741,811  14,756,155
    Austal, Ltd.................................................  3,335,704   6,282,399
*   Austin Engineering, Ltd.....................................    425,377      53,958
*   Australian Agricultural Co., Ltd............................  4,111,663   3,422,674
    Australian Pharmaceutical Industries, Ltd................... 10,148,266  10,309,088
    Australian Vintage, Ltd.....................................    354,847     121,305
    Auswide Bank, Ltd...........................................     10,475      36,353
#   Automotive Holdings Group, Ltd..............................  5,462,181   9,253,478
#   AVJennings, Ltd.............................................    746,755     291,039
#   Bank of Queensland, Ltd.....................................    556,948   3,639,996
*   Base Resources, Ltd.........................................    174,515      32,668
    Beach Energy, Ltd........................................... 34,112,182  51,152,859
    Bega Cheese, Ltd............................................     56,917     203,445
    Bell Financial Group, Ltd...................................     22,386      11,849
#   Bingo Industries, Ltd.......................................  2,693,279   3,203,167
    Brickworks, Ltd.............................................    554,260   6,395,981
#   BWX, Ltd....................................................    981,590   1,497,350
*   Cardno, Ltd.................................................    819,378     575,158
    Cedar Woods Properties, Ltd.................................    484,788   1,947,249
    Clean Seas Seafood, Ltd.....................................     71,657      48,771
    Cleanaway Waste Management, Ltd............................. 49,762,479  79,022,413
    ClearView Wealth, Ltd.......................................     34,206      17,492
    Collins Foods, Ltd..........................................    299,229   1,573,240
*   Cooper Energy, Ltd..........................................  4,235,041   1,611,232
    CSR, Ltd.................................................... 10,541,415  26,481,079
    Decmil Group, Ltd...........................................  2,820,301   1,880,299
#   Domain Holdings Australia, Ltd..............................  3,173,433   6,049,050
    Downer EDI, Ltd............................................. 11,238,963  61,363,475
    DWS, Ltd....................................................    120,511      86,683
#   Eclipx Group, Ltd...........................................  2,811,541   2,013,048
    Elanor Investor Group.......................................    109,100     144,543
*   Energy Resources of Australia, Ltd..........................    308,298      52,218
#*  Energy World Corp., Ltd.....................................    677,220      37,664
    EQT Holdings, Ltd...........................................     37,663     725,228
    Estia Health, Ltd...........................................  4,823,248   9,830,104
    Euroz, Ltd..................................................    194,387     169,781
    EVENT Hospitality and Entertainment, Ltd....................  1,222,402  11,293,662
    Experience Co., Ltd.........................................    311,257      60,409
    Finbar Group, Ltd...........................................     11,796       7,019
#   Fleetwood Corp., Ltd........................................  1,052,117   1,443,852
    FlexiGroup, Ltd.............................................  5,689,610   5,603,717
#   G8 Education, Ltd...........................................  5,653,817  12,159,700
#   Genworth Mortgage Insurance Australia, Ltd..................  5,831,738   9,835,347
    GrainCorp, Ltd., Class A....................................  5,925,749  37,579,414
#   Grange Resources, Ltd.......................................  3,384,131     633,563
    GTN, Ltd....................................................     74,832      67,203

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
AUSTRALIA -- (Continued)
#   Harvey Norman Holdings, Ltd.................................  1,802,519 $ 5,299,640
    Healius, Ltd................................................  7,040,827  15,478,165
#   Healthscope, Ltd............................................ 20,597,161  35,586,404
    Helloworld Travel, Ltd......................................      5,054      15,725
*   Horizon Oil, Ltd............................................  3,358,998     283,012
#   HT&E, Ltd...................................................  3,906,627   4,765,970
    Huon Aquaculture Group, Ltd.................................         83         277
    Imdex, Ltd..................................................    217,593     159,626
#   IMF Bentham, Ltd............................................  1,152,585   2,246,349
    Independence Group NL....................................... 10,705,721  33,750,666
#   IOOF Holdings, Ltd..........................................  4,209,283  19,268,305
    iSentia Group, Ltd..........................................     57,009       8,659
    IVE Group, Ltd..............................................    351,213     539,789
#   Japara Healthcare, Ltd......................................  2,485,058   2,698,713
    K&S Corp., Ltd..............................................     63,580      78,603
*   Kingsgate Consolidated, Ltd.................................  1,085,116     203,098
    Lemarne Corp, Ltd...........................................      5,585       1,752
    MACA, Ltd...................................................  5,171,024   3,756,817
*   Macmahon Holdings, Ltd......................................  7,036,022     968,821
    MaxiTRANS Industries, Ltd...................................  4,060,453     917,158
*   Mayne Pharma Group, Ltd..................................... 32,048,520  15,840,311
    McPherson's, Ltd............................................  2,294,890   1,940,723
*   Medusa Mining, Ltd..........................................    165,303      46,629
*   Metals X, Ltd...............................................     97,784      19,336
#   Metcash, Ltd................................................ 21,781,214  44,072,925
#   Michael Hill International, Ltd.............................     13,999       6,360
#   Michael Hill International, Ltd.............................    126,864      57,273
    Mineral Resources, Ltd......................................    448,771   4,936,658
    Monash IVF Group, Ltd.......................................  1,477,680   1,119,538
#   Money3 Corp., Ltd...........................................  1,999,541   2,752,805
#   Mortgage Choice, Ltd........................................    310,077     185,901
    Motorcycle Holdings, Ltd....................................     35,426      37,002
    Mount Gibson Iron, Ltd...................................... 11,093,858   9,352,950
#*  Myer Holdings, Ltd..........................................  4,683,207   2,349,217
#   MyState, Ltd................................................    596,753   1,772,934
#   Navigator Global Investments, Ltd...........................  2,143,925   6,063,487
*   NetComm Wireless, Ltd.......................................    113,573      87,151
    New Hope Corp., Ltd.........................................  1,192,103   2,264,232
#   Nine Entertainment Co. Holdings, Ltd........................ 18,481,470  22,781,310
    NRW Holdings, Ltd...........................................  7,094,417  14,703,469
#   Nufarm, Ltd.................................................  4,135,745  14,777,021
*   Onevue Holdings, Ltd........................................    212,783      72,104
    oOh!media, Ltd..............................................     74,504     198,286
    Ovato, Ltd..................................................     80,082       4,187
    OZ Minerals, Ltd............................................  7,939,160  55,901,729
*   Panoramic Resources, Ltd....................................    192,799      57,225
    Paragon Care, Ltd...........................................    702,593     217,934
    Peet, Ltd...................................................  2,384,809   1,707,352
#*  Perseus Mining, Ltd......................................... 18,100,935   5,760,184
#   Pioneer Credit, Ltd.........................................     88,249     156,841
    Premier Investments, Ltd....................................  2,077,278  25,008,915
*   Prime Media Group, Ltd......................................  2,080,604     402,872
    Propel Funeral Partners, Ltd................................      5,629      12,115
    QMS Media, Ltd..............................................    559,061     279,875
    Qube Holdings, Ltd..........................................  4,220,455   8,424,457
#*  Ramelius Resources, Ltd.....................................  6,218,262   3,292,829
*   Red River Resources, Ltd....................................    972,353     158,065
    Reject Shop, Ltd. (The).....................................    363,944     603,154
#   Resolute Mining, Ltd........................................ 20,482,375  16,382,926

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
AUSTRALIA -- (Continued)
#*  Retail Food Group, Ltd......................................  1,222,555 $      180,805
    Ridley Corp., Ltd...........................................  6,797,485      6,605,699
*   RPMGlobal Holdings, Ltd.....................................     37,870         16,045
    Ruralco Holdings, Ltd.......................................    254,789        785,046
#   RXP Services, Ltd...........................................     44,884         13,761
    Sandfire Resources NL.......................................    332,065      1,651,696
    Select Harvests, Ltd........................................  1,919,593      8,669,537
#   Servcorp, Ltd...............................................    274,009        595,698
    Service Stream, Ltd.........................................    403,332        671,272
    Seven Group Holdings, Ltd...................................  1,748,068     24,171,938
*   Seven West Media, Ltd....................................... 22,896,696      9,137,856
    Sigma Healthcare, Ltd.......................................  9,157,424      3,386,860
#*  Silver Lake Resources, Ltd..................................  9,399,841      5,230,948
#   Sims Metal Management, Ltd..................................  4,065,812     29,614,625
    Southern Cross Electrical Engineering, Ltd..................     60,795         22,274
    Southern Cross Media Group, Ltd............................. 11,911,696     10,581,117
    SRG Global, Ltd.............................................     66,268         16,344
#   Sundance Energy Australia, Ltd..............................  5,763,415      1,896,470
    Sunland Group, Ltd..........................................  4,200,389      4,758,547
#   Super Retail Group, Ltd.....................................  1,691,164     10,329,567
#*  Superloop, Ltd..............................................    249,034        297,110
#   Tassal Group, Ltd...........................................  4,448,328     16,064,217
    Tribune Resources, Ltd......................................     19,111         57,943
*   Troy Resources, Ltd.........................................  2,453,547        145,835
    Villa World, Ltd............................................  2,595,515      4,105,338
*   Village Roadshow, Ltd.......................................  2,811,569      7,127,230
*   Virgin Australia Holdings, Ltd.............................. 21,587,777      2,735,932
    Virtus Health, Ltd..........................................  1,245,402      3,487,956
    Vita Group, Ltd.............................................    396,530        481,635
*   Vocus Group, Ltd............................................  8,758,509     24,127,941
    Webster, Ltd................................................     63,484         67,905
    Western Areas, Ltd..........................................  5,041,178      8,055,287
#*  Westgold Resources, Ltd.....................................  1,239,682      1,298,751
    WorleyParsons, Ltd..........................................  1,538,147     15,499,515
    WPP AUNZ, Ltd...............................................  7,101,036      2,775,383
                                                                            --------------
TOTAL AUSTRALIA.................................................             1,009,088,173
                                                                            --------------
AUSTRIA -- (1.0%)
    Agrana Beteiligungs AG......................................    373,990      8,399,751
    Austria Technologie & Systemtechnik AG......................    516,617     10,309,901
    EVN AG......................................................    271,617      4,063,742
    Mayr Melnhof Karton AG......................................     33,168      4,295,089
    Oberbank AG.................................................     42,295      4,506,790
#   POLYTEC Holding AG..........................................     19,934        230,473
#   Porr AG.....................................................     19,492        519,330
    Rosenbauer International AG.................................      1,276         63,427
#*  Semperit AG Holding.........................................      9,855        152,723
    Strabag SE..................................................    378,807     12,727,055
    UBM Development AG..........................................      7,934        374,004
    UNIQA Insurance Group AG....................................  1,998,146     21,294,276
    Vienna Insurance Group AG Wiener Versicherung Gruppe........    527,041     14,675,389
    Wienerberger AG.............................................  2,440,116     56,076,062
*   Zumtobel Group AG...........................................    139,666      1,006,341
                                                                            --------------
TOTAL AUSTRIA...................................................               138,694,353
                                                                            --------------
BELGIUM -- (1.5%)
    Ackermans & van Haaren NV...................................    368,716     59,408,631
*   AGFA-Gevaert NV.............................................    796,938      3,447,660

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
BELGIUM -- (Continued)
    Banque Nationale de Belgique................................      3,391 $  9,665,739
    Barco NV....................................................     94,287   16,769,532
#   Bekaert SA..................................................    859,221   23,516,433
    Cie d'Entreprises CFE.......................................     23,306    2,322,065
    Cie Immobiliere de Belgique SA..............................     36,277    2,400,353
    Deceuninck NV...............................................  1,512,229    3,870,196
    D'ieteren SA................................................    398,210   16,493,382
#   Euronav NV..................................................  3,037,534   28,775,024
    EVS Broadcast Equipment SA..................................     12,293      314,288
*   Exmar NV....................................................    157,409    1,047,049
    Gimv NV.....................................................    174,278   10,480,404
    Jensen-Group NV.............................................     26,162      991,885
#*  Nyrstar NV..................................................      5,680        1,440
#   Ontex Group NV..............................................    252,779    6,363,592
#   Orange Belgium SA...........................................    134,234    2,816,265
*   Oxurion NV..................................................    293,109    1,308,602
    Recticel SA.................................................    946,199    9,894,543
    Roularta Media Group NV.....................................     23,062      366,526
    Sioen Industries NV.........................................     70,880    2,017,070
#   Sipef NV....................................................     86,746    4,750,576
*   Tessenderlo Group SA........................................    185,492    6,707,838
*   Viohalco SA.................................................     12,713       48,136
                                                                            ------------
TOTAL BELGIUM...................................................             213,777,229
                                                                            ------------
CANADA -- (8.0%)
#   Acadian Timber Corp.........................................     59,101      736,722
#*  Advantage Oil & Gas, Ltd....................................  3,560,797    5,900,552
    Aecon Group, Inc............................................  1,162,162   16,612,226
*   Africa Oil Corp.............................................    118,676      108,073
    AGF Management, Ltd., Class B...............................    880,494    3,641,067
    AirBoss of America Corp.....................................        400        2,825
#*  Alacer Gold Corp............................................  7,930,141   21,013,660
    Alamos Gold, Inc., Class A..................................  7,621,782   35,386,642
#   Alaris Royalty Corp.........................................    413,230    5,592,192
#   Alcanna, Inc................................................    679,061    2,661,096
    Algoma Central Corp.........................................    254,506    2,501,936
#   ARC Resources, Ltd..........................................    778,600    4,945,798
*   Argonaut Gold, Inc..........................................  4,928,035    6,363,739
#*  Asanko Gold, Inc............................................    382,929      248,674
*   Athabasca Oil Corp..........................................  1,346,554    1,005,116
*   ATS Automation Tooling Systems, Inc.........................    320,665    5,134,182
#*  Baytex Energy Corp.......................................... 13,761,931   27,940,923
#*  Bellatrix Exploration, Ltd..................................     58,053       11,267
    Birchcliff Energy, Ltd......................................  7,244,842   18,927,332
*   Black Diamond Group, Ltd....................................  1,075,029    2,118,442
#   Bonavista Energy Corp.......................................  2,036,194    1,595,882
#   Bonterra Energy Corp........................................    707,536    3,533,191
    Caledonia Mining Corp. P.L.C................................      1,200        6,718
#*  Calfrac Well Services, Ltd..................................    202,000      471,941
    Canaccord Genuity Group, Inc................................  1,995,803    8,506,408
*   Canacol Energy, Ltd.........................................    366,866    1,095,368
#   Canadian Western Bank.......................................  1,656,426   37,141,925
*   Canfor Corp.................................................     36,206      378,627
#   CanWel Building Materials Group, Ltd........................    177,682      643,247
#*  Capstone Mining Corp........................................  1,449,850      714,265
#   Cardinal Energy, Ltd........................................  2,914,581    6,787,708
    Cascades, Inc...............................................  2,619,401   15,700,373
*   Celestica, Inc..............................................  2,495,304   17,787,679
*   Centerra Gold, Inc..........................................  6,955,021   35,405,869

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CANADA -- (Continued)
    Cervus Equipment Corp.......................................     41,246 $   407,934
    CES Energy Solutions Corp...................................    309,800     603,552
#   Chesswood Group, Ltd........................................     57,400     440,451
#*  China Gold International Resources Corp., Ltd...............  3,341,437   4,364,794
#*  Conifex Timber, Inc.........................................     34,200      35,739
#*  Copper Mountain Mining Corp.................................  2,151,838   1,686,519
    Corus Entertainment, Inc., Class B..........................    839,893   4,777,177
#   Crescent Point Energy Corp..................................    909,771   3,504,082
#*  Crew Energy, Inc............................................  2,643,649   2,229,845
#*  Delphi Energy Corp..........................................    826,680     185,119
#*  Detour Gold Corp............................................  4,064,089  36,099,619
    Dorel Industries, Inc., Class B.............................    762,646   6,711,649
    DREAM Unlimited Corp., Class A..............................    417,458   2,330,810
*   Dundee Precious Metals, Inc.................................  2,783,398   8,746,813
    ECN Capital Corp............................................  1,653,621   5,295,241
    E-L Financial Corp., Ltd....................................      4,259   2,559,151
    Element Fleet Management Corp...............................    821,532   5,095,865
    Enerflex, Ltd...............................................  2,063,129  28,536,076
#   Ensign Energy Services, Inc.................................  2,662,102  11,187,306
#   Equitable Group, Inc........................................    286,784  15,633,228
#   Exco Technologies, Ltd......................................    138,940     971,761
    Firm Capital Mortgage Investment Corp.......................      1,305      13,014
#*  Fortuna Silver Mines, Inc...................................  1,716,372   5,252,762
#   Frontera Energy Corp........................................     40,067     356,796
*   GASFRAC Energy Services, Inc................................     42,951           4
*   Gear Energy, Ltd............................................    844,620     498,059
    Genesis Land Development Corp...............................     29,263      53,406
#   Genworth MI Canada, Inc.....................................  1,187,693  36,906,516
    GMP Capital, Inc............................................    168,900     250,885
*   Gran Tierra Energy, Inc.....................................  9,046,409  21,743,254
#   Granite Oil Corp............................................     65,873      40,319
*   Great Panther Mining, Ltd...................................    353,076     310,987
    Guardian Capital Group, Ltd., Class A.......................     50,537     892,140
#*  Guyana Goldfields, Inc......................................  1,003,700     696,754
*   Heroux-Devtek, Inc..........................................    239,225   2,714,205
#   High Arctic Energy Services, Inc............................    384,200   1,109,841
#   High Liner Foods, Inc.......................................    206,957   1,158,601
#*  Home Capital Group, Inc.....................................  1,292,651  18,274,845
    Horizon North Logistics, Inc................................  2,173,111   3,860,569
    Hudbay Minerals, Inc........................................  6,494,029  43,238,590
#   Hudson's Bay Co.............................................    163,579     909,654
*   IAMGOLD Corp................................................ 11,556,107  34,762,343
*   Indigo Books & Music, Inc...................................      1,000       6,919
#*  Interfor Corp...............................................    800,362   9,976,894
*   Intertain Group, Ltd. (The).................................     58,769     520,705
#*  Kelt Exploration, Ltd.......................................    938,600   3,881,351
#   Kingsway Financial Services, Inc............................     64,227     144,511
    KP Tissue, Inc..............................................      8,800      53,994
#   Laurentian Bank of Canada...................................  1,556,662  49,313,082
    Linamar Corp................................................    773,823  29,354,098
    Magellan Aerospace Corp.....................................     15,400     215,533
*   Major Drilling Group International, Inc.....................    626,300   1,926,070
    Martinrea International, Inc................................  2,402,314  24,440,949
    Mediagrif Interactive Technologies, Inc.....................      1,400      10,586
*   MEG Energy Corp.............................................  7,525,749  33,480,230
    Melcor Developments, Ltd....................................     76,661     786,237
    Neo Performance Materials, Inc..............................      9,600      89,501
    North American Construction Group, Ltd......................    230,071   2,988,158
*   NuVista Energy, Ltd.........................................  2,888,509   9,400,537

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
CANADA -- (Continued)
#*  Obsidian Energy, Ltd........................................  2,155,019 $      627,347
#   OceanaGold Corp............................................. 11,410,810     32,025,562
    Osisko Gold Royalties, Ltd..................................    396,644      4,482,489
#*  Painted Pony Energy, Ltd....................................  1,179,002      1,390,478
#   Pan American Silver Corp....................................    320,249      4,078,119
#*  Paramount Resources, Ltd., Class A..........................    881,939      5,872,131
#   Peyto Exploration & Development Corp........................  1,759,053      7,943,772
*   PHX Energy Services Corp....................................      9,800         24,213
    Pizza Pizza Royalty Corp....................................    314,083      2,466,338
    Polaris Infrastructure, Inc.................................    214,274      1,767,357
#*  Precision Drilling Corp..................................... 11,030,949     27,089,514
#*  Premier Gold Mines, Ltd.....................................    871,175      1,092,464
*   Pulse Seismic, Inc..........................................    196,121        346,948
    Quarterhill, Inc............................................  1,453,538      1,616,609
    Reitmans Canada, Ltd., Class A..............................    601,037      1,498,443
    Rocky Mountain Dealerships, Inc.............................    376,373      2,587,441
#*  Roots Corp..................................................    119,700        377,050
#*  Sandstorm Gold, Ltd.........................................  1,605,063      8,638,131
*   SEMAFO, Inc.................................................  4,534,009     12,048,274
*   Seven Generations Energy, Ltd., Class A.....................     56,824        445,362
#*  Sierra Wireless, Inc........................................    224,405      3,005,020
*   Sonde Resources Corp........................................    463,104             46
#*  Source Energy Services, Ltd.................................     34,700         39,370
*   Southern Pacific Resource Corp..............................    156,000             16
*   SSR Mining, Inc.............................................  2,795,351     32,174,599
#*  STEP Energy Services, Ltd...................................    137,635        238,347
*   Storm Resources, Ltd........................................    141,593        221,949
*   Strad Energy Services, Ltd..................................     27,112         32,582
#   Stuart Olson, Inc...........................................    489,032      1,693,744
#   Surge Energy, Inc...........................................  7,675,749      8,307,708
*   Tamarack Valley Energy, Ltd.................................  4,524,027      9,252,694
*   Taseko Mines, Ltd...........................................    469,187        329,205
*   Teranga Gold Corp...........................................  2,760,142      6,695,873
    Tidewater Midstream and Infrastructure, Ltd.................  1,070,540      1,230,598
#   Timbercreek Financial Corp..................................    579,371      4,039,207
    TMX Group, Ltd..............................................     92,916      5,927,149
    TORC Oil & Gas, Ltd.........................................  5,464,872     19,580,045
*   Torex Gold Resources, Inc...................................    814,675      7,789,794
    Total Energy Services, Inc..................................    436,685      3,194,382
    TransAlta Corp..............................................  6,574,340     44,362,196
    Transcontinental, Inc., Class A.............................    651,050      7,824,069
    TransGlobe Energy Corp......................................    646,841      1,265,002
#*  Trevali Mining Corp.........................................     26,507          6,925
#*  Trican Well Service, Ltd....................................  5,734,437      6,035,348
#   Uni-Select, Inc.............................................    191,143      2,040,266
    VersaBank...................................................      9,803         54,880
    Wajax Corp..................................................      5,000         59,304
#   Whitecap Resources, Inc..................................... 11,057,354     44,486,928
    Yamana Gold, Inc............................................ 19,748,423     43,338,332
*   Yangarra Resources, Ltd.....................................    385,806        892,736
#*  Yellow Pages, Ltd...........................................     10,549         54,804
                                                                            --------------
TOTAL CANADA....................................................             1,142,248,455
                                                                            --------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd.................................  3,230,625      1,451,342
    China Flavors & Fragrances Co., Ltd.........................  4,353,291      1,233,113
                                                                            --------------
TOTAL CHINA.....................................................                 2,684,455
                                                                            --------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
DENMARK -- (1.6%)
*   Agat Ejendomme A.S..........................................   354,886 $    236,602
    Alm Brand A.S............................................... 2,079,250   19,861,843
*   Bang & Olufsen A.S..........................................    15,715      136,819
    BankNordik P/F..............................................     6,706      113,889
    Brodrene Hartmann A.S.......................................    27,326    1,212,925
    DFDS A.S....................................................   160,301    7,621,666
#   FLSmidth & Co. A.S..........................................   342,879   17,233,913
    GronlandsBANKEN A.S.........................................     1,276      104,436
*   H+H International A.S., Class B.............................    39,473      656,961
    Harboes Bryggeri A.S., Class B..............................    25,276      329,032
    Jyske Bank A.S.............................................. 1,646,223   66,399,521
    Matas A.S...................................................   449,618    4,467,339
    Parken Sport & Entertainment A.S............................    15,597      253,087
    Per Aarsleff Holding A.S....................................   455,860   15,109,554
    Ringkjoebing Landbobank A.S.................................   100,664    6,501,893
    Scandinavian Tobacco Group A.S., Class A....................   438,847    5,221,355
#   Schouw & Co., A.S...........................................   313,647   22,318,697
    Solar A.S., Class B.........................................    28,525    1,354,940
    Spar Nord Bank A.S.......................................... 1,833,137   15,766,611
#   Sydbank A.S................................................. 1,763,648   38,101,519
*   TORM P.L.C..................................................    93,602      741,975
    United International Enterprises............................     7,491    1,558,506
                                                                           ------------
TOTAL DENMARK...................................................            225,303,083
                                                                           ------------
FINLAND -- (2.4%)
#   Ahlstrom-Munksjo Oyj........................................   272,757    4,101,576
    Aktia Bank Oyj..............................................   246,355    2,398,857
    Apetit Oyj..................................................    39,805      388,782
    Asiakastieto Group Oyj......................................       303        9,106
    Aspo Oyj....................................................    38,948      371,479
    Atria Oyj...................................................   271,254    2,470,942
    Cargotec Oyj, Class B....................................... 1,064,031   43,684,338
    Cramo Oyj...................................................   898,366   18,907,023
    Digia Oyj...................................................     8,017       26,666
    Finnair Oyj................................................. 1,693,481   14,163,532
    Fiskars Oyj Abp.............................................   116,143    2,646,643
    Glaston Oyj ABP.............................................    13,024       29,317
#*  HKScan Oyj, Class A.........................................   536,039    1,329,888
    Kemira Oyj.................................................. 2,881,114   40,835,616
    Kesko Oyj, Class A..........................................    30,005    1,443,118
    Kesko Oyj, Class B.......................................... 1,457,604   75,795,263
#   Konecranes Oyj..............................................   836,942   34,984,153
    Metsa Board Oyj............................................. 4,863,202   27,204,472
    Oriola Oyj, Class A.........................................    12,660       32,780
    Oriola Oyj, Class B.........................................   296,811      765,952
#   Outokumpu Oyj............................................... 7,895,422   30,229,788
*   Outotec Oyj.................................................   165,641      875,034
    Pihlajalinna Oyj............................................     4,033       48,650
    Raisio Oyj, Class V......................................... 1,684,854    5,646,961
    Ramirent Oyj................................................   207,337    1,456,372
    Rapala VMC Oyj..............................................    17,074       58,451
    Sanoma Oyj.................................................. 1,114,608   11,379,203
    Teleste Oyj.................................................    24,664      161,779
    Uponor Oyj..................................................    74,697      894,534
#   YIT Oyj..................................................... 2,773,541   17,017,772
                                                                           ------------
TOTAL FINLAND...................................................            339,358,047
                                                                           ------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
FRANCE -- (4.1%)
    Actia Group.................................................    251,092 $ 1,202,071
*   Air France-KLM..............................................  2,291,669  26,444,743
    AKWEL.......................................................    116,487   2,273,268
    Albioma SA..................................................    402,137   9,462,229
    Altamir.....................................................    343,540   6,083,143
#   Altran Technologies SA......................................    995,361  12,977,026
    APRIL SA....................................................      2,371      56,896
    Assystem SA.................................................     59,400   2,337,558
    Axway Software SA...........................................     21,354     305,192
*   Baikowski SAS...............................................     17,704     298,146
    Beneteau SA.................................................     72,346     918,456
    Bigben Interactive..........................................    130,296   1,559,557
    Bonduelle SCA...............................................    269,484   8,631,130
    Burelle SA..................................................      6,702   7,069,058
#   Casino Guichard Perrachon SA................................    826,947  33,859,185
*   Cegedim SA..................................................     19,813     576,712
*   CGG SA...................................................... 10,306,845  18,632,186
    Chargeurs SA................................................    125,559   2,675,390
    Cie des Alpes...............................................    197,880   5,973,926
*   Coface SA...................................................    733,469   7,398,388
    Derichebourg SA.............................................  1,684,750   7,341,595
#   Elior Group SA..............................................    246,463   3,414,046
#   Elis SA.....................................................  1,951,342  34,824,769
    Eramet......................................................    147,195  10,307,918
    Esso SA Francaise...........................................     29,130   1,000,121
*   Etablissements Maurel et Prom...............................    824,154   3,115,546
#   Europcar Mobility Group.....................................    387,439   3,232,052
    Eutelsat Communications SA..................................  1,180,714  21,338,842
    Exel Industries, Class A....................................        958      69,843
#   Fleury Michon SA............................................     25,135   1,139,080
*   Fnac Darty S.A..............................................     51,674   4,542,898
    Gaumont SA..................................................     15,261   2,134,828
    Gevelot SA..................................................      3,747     820,049
    GL Events...................................................    250,194   6,165,811
    Groupe Crit.................................................     10,709     819,862
#   Groupe Open.................................................     34,272     643,475
    Groupe SFPI.................................................    140,840     364,917
    Haulotte Group SA...........................................     53,376     522,045
    Imerys SA...................................................        957      50,994
    IPSOS.......................................................    759,650  22,034,551
    Jacquet Metal Service SA....................................    296,937   5,921,966
#   Korian SA...................................................    953,528  38,383,296
    Lagardere SCA...............................................     74,089   2,017,875
*   Latecoere SACA..............................................    908,888   3,323,085
    Laurent-Perrier.............................................      1,163     123,089
    LISI........................................................    166,334   5,567,956
    Maisons France Confort SA...................................        607      25,157
    Manutan International.......................................     30,334   2,307,323
    Mersen SA...................................................    349,461  12,437,307
    Mr Bricolage SA.............................................     96,892     591,840
    Neopost SA..................................................    792,414  19,436,852
#   Nexans SA...................................................    700,329  24,563,803
    Nexity SA...................................................    473,158  22,131,636
    NRJ Group...................................................      5,322      41,805
*   OL Groupe SA................................................     31,519     105,271
*   Pierre & Vacances SA........................................     92,277   1,845,167
#   Plastivaloire...............................................    152,735   1,664,050
    PSB Industries SA...........................................     19,504     694,666
#   Rallye SA...................................................     56,369     656,558

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
FRANCE -- (Continued)
    Rexel SA.................................................... 7,556,241 $101,585,317
    Rothschild & Co.............................................   252,038    8,673,812
    Samse SA....................................................       637       98,982
    Savencia SA.................................................   133,933   10,210,338
    Seche Environnement SA......................................    46,045    1,564,203
*   Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco....................................................    58,155    3,177,821
    Sword Group.................................................    39,354    1,433,091
#   Television Francaise 1...................................... 1,432,494   15,658,167
    Total Gabon.................................................     7,486    1,309,018
#   Vicat SA....................................................   326,420   17,262,418
    VIEL & Cie SA...............................................     7,670       43,026
    Vilmorin & Cie SA...........................................   102,991    5,731,125
    Vranken-Pommery Monopole SA.................................    58,403    1,527,304
                                                                           ------------
TOTAL FRANCE....................................................            582,730,826
                                                                           ------------
GERMANY -- (6.1%)
    7C Solarparken AG...........................................    50,640      174,708
    Aareal Bank AG.............................................. 1,935,615   67,704,197
*   ADVA Optical Networking SE.................................. 1,209,930   10,384,938
    Allgeier SE.................................................    37,461    1,073,809
    Aurubis AG.................................................. 1,195,600   58,460,362
    Bauer AG....................................................   302,325    7,611,261
    BayWa AG....................................................   337,197    9,939,702
    Bertrandt AG................................................     1,658      129,390
    Bijou Brigitte AG...........................................    34,154    1,689,906
    Bilfinger SE................................................   256,474    9,484,530
    Borussia Dortmund GmbH & Co. KGaA........................... 1,542,855   14,818,707
    CENTROTEC Sustainable AG....................................   130,011    1,718,790
    comdirect bank AG...........................................    79,176      922,956
    Corestate Capital Holding SA................................   154,054    6,188,800
    CropEnergies AG.............................................   434,770    2,850,019
    Deutsche Beteiligungs AG....................................   218,037    8,662,876
    Deutsche Pfandbriefbank AG.................................. 2,829,353   39,505,956
    Deutz AG.................................................... 3,306,598   32,675,771
*   Dialog Semiconductor P.L.C.................................. 1,107,544   43,088,084
    DMG Mori AG.................................................   188,824    9,737,685
    Draegerwerk AG & Co. KGaA...................................    56,501    2,637,762
    Eckert & Ziegler Strahlen- und Medizintechnik AG............    41,076    3,624,601
    Elmos Semiconductor AG......................................   292,401    8,056,347
#   ElringKlinger AG............................................   389,813    2,956,678
*   Euromicron AG...............................................    12,080       51,905
    First Sensor AG.............................................    22,818      612,629
    Francotyp-Postalia Holding AG, Class A......................     5,857       23,757
    Freenet AG..................................................   363,517    8,540,906
    Gesco AG....................................................    99,885    2,893,110
    GFT Technologies SE.........................................     2,926       29,839
#   Grammer AG..................................................     3,902      168,660
    H&R GmbH & Co. KGaA.........................................   200,401    1,658,681
    Hapag-Lloyd AG..............................................    33,187    1,021,766
#*  Heidelberger Druckmaschinen AG.............................. 4,893,395    9,168,381
    Hella GmbH & Co KGaA........................................   292,687   15,965,824
    Highlight Communications AG.................................     9,335       47,693
*   HolidayCheck Group AG.......................................    39,039      137,079
    Hornbach Baumarkt AG........................................   107,690    2,081,689
    Hornbach Holding AG & Co. KGaA..............................    45,010    2,440,142
    Indus Holding AG............................................   352,261   18,770,483
    Jenoptik AG.................................................   207,656    8,218,751
    K+S AG...................................................... 4,442,728   90,464,467
    Kloeckner & Co. SE.......................................... 2,667,779   18,770,768

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
GERMANY -- (Continued)
    Koenig & Bauer AG...........................................     52,457 $  2,550,192
    Krones AG...................................................      1,258      117,367
    KSB SE & Co. KGaA...........................................      5,771    2,141,909
    KWS Saat SE.................................................     43,279    2,936,506
    Lanxess AG..................................................    129,024    7,471,632
    Leifheit AG.................................................     87,860    2,146,736
#   Leoni AG....................................................    863,318   19,963,324
#*  Manz AG.....................................................     12,722      353,696
    Mediclin AG.................................................    647,471    4,033,220
    METRO AG....................................................    607,813   10,327,664
    MLP SE......................................................  1,248,579    6,293,677
    Nexus AG....................................................    126,318    3,618,206
#*  Nordex SE...................................................  1,274,589   20,704,338
#   OSRAM Licht AG..............................................  1,032,846   35,524,727
    Patrizia Immobilien AG......................................    105,889    2,208,623
    PNE AG......................................................  1,265,729    3,493,538
    Progress-Werk Oberkirch AG..................................      5,898      175,718
    QSC AG......................................................  2,227,645    3,759,707
    Rheinmetall AG..............................................    642,265   74,006,883
    RHOEN-KLINIKUM AG...........................................    581,330   17,153,289
    RIB Software SE.............................................    230,663    4,544,501
    SAF-Holland SA..............................................    590,608    7,369,858
    Salzgitter AG...............................................  1,247,986   41,247,438
#*  SGL Carbon SE...............................................    160,957    1,441,085
    SHW AG......................................................    100,857    2,338,330
    Sixt Leasing SE.............................................     82,433    1,195,292
#   SMA Solar Technology AG.....................................    129,376    2,952,603
*   SMT Scharf AG...............................................      1,243       18,042
    Softing AG..................................................      7,783       67,694
    Suedzucker AG...............................................  1,503,253   23,134,078
#*  SUESS MicroTec SE...........................................    376,104    4,950,516
#   Surteco Group SE............................................     92,445    2,600,265
    Takkt AG....................................................    201,147    3,165,952
*   Tele Columbus AG............................................    524,427    1,129,360
#*  Tom Tailor Holding SE.......................................    555,757    1,533,560
    Traffic Systems SE..........................................      2,074       32,446
#*  va-Q-tec AG.................................................      1,440       12,558
#   VERBIO Vereinigte BioEnergie AG.............................    461,300    4,002,143
    Vossloh AG..................................................     50,998    2,347,339
    Wacker Chemie AG............................................     71,093    6,249,663
    Wacker Neuson SE............................................    749,167   20,820,075
    Wuestenrot & Wuerttembergische AG...........................     91,730    1,882,629
    Zeal Network SE.............................................     77,191    1,756,255
                                                                            ------------
TOTAL GERMANY...................................................             878,936,999
                                                                            ------------
GREECE -- (0.0%)
    Tropea Holding SA...........................................      4,581        1,927
                                                                            ------------
HONG KONG -- (3.2%)
    Aeon Credit Service Asia Co., Ltd...........................    380,000      379,004
    Aeon Stores Hong Kong Co., Ltd..............................    173,500       92,501
    Alco Holdings, Ltd..........................................  1,108,000      105,705
    Allied Group, Ltd...........................................  2,033,000   11,455,780
#   Allied Properties HK, Ltd................................... 37,878,372    8,696,753
    APAC Resources, Ltd.........................................     64,769        9,333
*   Applied Development Holdings, Ltd...........................  2,300,000      113,696
    Asia Financial Holdings, Ltd................................  4,718,106    2,868,177
    Asia Satellite Telecommunications Holdings, Ltd.............     46,000       39,172
    Asia Standard Hotel Group, Ltd..............................  5,824,077      289,680

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
HONG KONG -- (Continued)
#   Asia Standard International Group, Ltd......................  11,583,503 $ 2,364,617
    Associated International Hotels, Ltd........................   1,503,000   4,407,186
    BOCOM International Holdings Co., Ltd.......................   1,988,000     403,616
    BOE Varitronix, Ltd.........................................   2,040,000     614,180
    CCT Fortis Holdings, Ltd....................................   3,622,000     327,764
    Century City International Holdings, Ltd....................  27,055,300   2,416,636
    Chen Hsong Holdings.........................................   2,154,000     815,301
    Cheuk Nang Holdings, Ltd....................................   4,778,346   2,583,866
    Chevalier International Holdings, Ltd.......................   2,760,858   4,329,135
*   China Energy Development Holdings, Ltd......................   2,758,000      59,859
#   China Star Entertainment, Ltd...............................   7,810,000     578,052
*   China Strategic Holdings, Ltd...............................  35,020,000     356,052
    Chinese Estates Holdings, Ltd...............................   1,424,500   1,487,109
*   Chinlink International Holdings, Ltd........................     135,000      16,382
    Chinney Investments, Ltd....................................   1,228,000     433,912
    Chong Hing Bank, Ltd........................................     446,000     844,746
    Chow Sang Sang Holdings International, Ltd..................   1,509,000   2,507,597
    Chuang's China Investments, Ltd.............................  27,924,415   1,818,369
    Chuang's Consortium International, Ltd......................  23,541,520   5,369,164
    CITIC Telecom International Holdings, Ltd...................   7,462,000   3,092,193
    CK Life Sciences Intl Holdings, Inc.........................     398,000      23,121
    CNQC International Holdings, Ltd............................   5,517,500   1,118,253
    CNT Group, Ltd..............................................   1,680,000      74,428
#   Cowell e Holdings, Inc......................................      93,000      21,084
    CSI Properties, Ltd......................................... 123,915,476   6,952,649
    CW Group Holdings, Ltd......................................   1,696,500      18,728
    Dah Sing Banking Group, Ltd.................................   8,263,888  15,815,304
    Dah Sing Financial Holdings, Ltd............................   3,790,556  19,911,625
    Dickson Concepts International, Ltd.........................   1,379,500     743,884
    Eagle Nice International Holdings, Ltd......................   2,218,000     833,434
    EcoGreen International Group, Ltd...........................   2,697,840     564,836
    Emperor Capital Group, Ltd..................................  48,054,000   2,240,623
    Emperor Entertainment Hotel, Ltd............................  11,255,000   2,411,003
    Emperor International Holdings, Ltd.........................  34,712,333  10,373,867
    Emperor Watch & Jewellery, Ltd..............................  79,480,000   2,422,981
    Far East Consortium International, Ltd......................  29,386,760  13,875,419
*   Far East Holdings International, Ltd........................     249,000      12,386
    First Pacific Co., Ltd......................................  23,620,000   9,796,167
*   First Shanghai Investments, Ltd.............................   1,416,000     104,892
    Fountain SET Holdings, Ltd..................................   9,226,000   1,620,274
    Freeman Fintech Corp, Ltd...................................   4,184,000     181,854
    Future Bright Holdings, Ltd.................................       6,000         421
    Genting Hong Kong, Ltd......................................      78,000      10,451
#   Get Nice Financial Group, Ltd...............................   4,701,324     588,094
#   Get Nice Holdings, Ltd......................................  90,844,999   3,244,170
#   Global Brands Group Holding, Ltd............................  12,590,400   1,540,161
    Glorious Sun Enterprises, Ltd...............................   3,332,000     387,016
    Gold Peak Industries Holdings, Ltd..........................   7,973,907     815,409
    Golden Resources Development International, Ltd.............  12,175,000     946,668
*   Good Resources Holdings, Ltd................................     500,000      10,347
#   Goodbaby International Holdings, Ltd........................   2,793,000     793,103
    Great Eagle Holdings, Ltd...................................   3,270,591  15,413,385
*   G-Resources Group, Ltd......................................  52,095,000     499,076
    Guangnan Holdings, Ltd......................................   5,734,000     752,806
#   Guotai Junan International Holdings, Ltd....................   1,257,000     253,720
#   Haitong International Securities Group, Ltd.................  40,210,789  14,586,704
    Hanison Construction Holdings, Ltd..........................   7,318,724   1,260,215
*   Hao Tian Development Group, Ltd.............................   4,020,133     109,731
    Harbour Centre Development, Ltd.............................   2,204,000   4,046,354

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
HONG KONG -- (Continued)
    High Fashion International, Ltd.............................    366,000 $    86,896
    HKR International, Ltd...................................... 20,044,557  11,033,861
    Hoifu Energy Group, Ltd.....................................  2,004,000     232,465
    Hon Kwok Land Investment Co., Ltd...........................  7,146,935   3,733,729
    Hong Kong Economic Times Holdings, Ltd......................     54,000      11,704
    Hong Kong Ferry Holdings Co., Ltd...........................  2,419,000   2,735,798
*   Hong Kong Finance Investment Holding Group, Ltd.............  3,896,000     452,310
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................  2,034,000     770,069
    Hongkong & Shanghai Hotels, Ltd. (The)......................  7,989,061  11,697,645
    Hongkong Chinese, Ltd....................................... 20,663,100   3,079,418
    Hopewell Holdings, Ltd......................................  7,268,500  35,949,648
#*  Hsin Chong Group Holdings, Ltd.............................. 25,124,000   1,120,921
*   Huan Yue Interactive Holdings, Ltd..........................  1,405,000     123,534
    Hung Hing Printing Group, Ltd...............................  7,893,275   1,368,539
#   Hutchison Telecommunications Hong Kong Holdings, Ltd........ 19,992,000   8,467,165
    IPE Group, Ltd.............................................. 10,775,000   1,332,791
*   IRC, Ltd.................................................... 15,952,000     360,537
    ITC Properties Group, Ltd...................................  1,259,975     311,562
    Johnson Electric Holdings, Ltd..............................    979,923   2,306,954
    Kader Holdings Co., Ltd.....................................    256,000      28,709
#   Keck Seng Investments.......................................  2,818,000   1,867,392
    Kerry Logistics Network, Ltd................................  2,455,000   4,380,443
    Kowloon Development Co., Ltd................................ 10,117,277  13,757,922
    Kwoon Chung Bus Holdings, Ltd...............................    148,000      79,455
    Lai Sun Development Co., Ltd................................  7,136,864  11,169,136
    Lai Sun Garment International, Ltd..........................  7,978,035  11,867,870
*   Landing International Development, Ltd......................  2,070,000     661,607
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................  1,975,500     808,291
*   Lerado Financial Group Co., Ltd.............................    658,400       1,997
    Lippo China Resources, Ltd..................................  8,298,000     190,919
    Lippo, Ltd..................................................  4,619,500   1,853,268
#   Liu Chong Hing Investment, Ltd..............................  4,300,000   7,485,797
    Luks Group Vietnam Holdings Co., Ltd........................  1,064,642     255,453
    Lung Kee Bermuda Holdings...................................    598,000     260,720
    Macau Legend Development, Ltd...............................    147,000      23,617
    Magnificent Hotel Investment, Ltd........................... 38,616,600     939,818
#*  Mason Group Holdings, Ltd................................... 15,520,400     253,279
    Master Glory Group, Ltd.....................................    228,624       9,617
    Midland Holdings, Ltd.......................................    163,969      35,800
    Million Hope Industries Holdings, Ltd.......................  2,785,489     259,204
    Ming Fai International Holdings, Ltd........................  2,647,000     381,537
    Miramar Hotel & Investment..................................  2,219,000   4,663,187
    Modern Dental Group, Ltd....................................  1,477,000     254,233
#*  Mongolian Mining Corp....................................... 29,769,500     558,857
    Nameson Holdings, Ltd.......................................  2,042,000     184,563
    Nanyang Holdings, Ltd.......................................     98,850     767,880
    National Electronics Hldgs..................................  4,869,648     769,037
*   Neo-Neon Holdings, Ltd......................................    298,000      25,094
*   NewOcean Energy Holdings, Ltd............................... 17,888,000   4,929,146
    Oriental Watch Holdings.....................................  5,734,000   1,697,065
    Oshidori International Holdings, Ltd........................  1,662,000     263,380
*   Pacific Andes International Holdings, Ltd................... 88,958,890     310,712
    Pacific Basin Shipping, Ltd................................. 86,058,000  17,681,602
    Paliburg Holdings, Ltd...................................... 11,071,041   4,548,619
*   Pan Asia Environmental Protection Group, Ltd................  2,034,000     256,864
    PC Partner Group, Ltd.......................................  2,386,000     655,928
    Playmates Holdings, Ltd..................................... 30,957,000   4,573,900

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
HONG KONG -- (Continued)
    Pokfulam Development Co.....................................     224,000 $    501,821
#   Polytec Asset Holdings, Ltd.................................  18,245,917    2,606,046
    Public Financial Holdings, Ltd..............................   3,770,444    1,648,929
*   PYI Corp., Ltd..............................................  22,462,086      335,285
    Regal Hotels International Holdings, Ltd....................   8,894,623    5,570,249
*   Regent Pacific Group, Ltd...................................   9,280,000      296,323
    Safety Godown Co., Ltd......................................     140,000      279,405
    Samson Holding, Ltd.........................................     861,000       54,973
#   SEA Holdings, Ltd...........................................   2,351,368    3,003,146
#   Shenwan Hongyuan HK, Ltd....................................     815,000      190,448
    Shun Ho Property Investments, Ltd...........................     271,173       98,757
    Shun Tak Holdings, Ltd......................................  32,694,546   14,565,589
    Singamas Container Holdings, Ltd............................  30,694,000    5,439,597
    Sitoy Group Holdings, Ltd...................................   4,414,000    1,034,096
    Soundwill Holdings, Ltd.....................................   1,561,000    2,337,472
*   South China Holdings Co., Ltd...............................  30,297,751      821,582
    Stella International Holdings, Ltd..........................     575,000    1,020,316
    Sun Hung Kai & Co., Ltd.....................................  10,143,688    5,058,848
#   TAI Cheung Holdings, Ltd....................................   4,678,000    4,956,517
#   Tai United Holdings, Ltd....................................     245,700       17,522
    Tan Chong International, Ltd................................   3,879,000    1,239,798
    Tao Heung Holdings, Ltd.....................................     340,000       66,344
    Tern Properties Co., Ltd....................................     146,000       82,212
#   Texwinca Holdings, Ltd......................................   5,332,000    2,119,693
    Tian Teck Land, Ltd.........................................     638,000      710,134
    Transport International Holdings, Ltd.......................     492,276    1,503,065
*   Trinity, Ltd................................................   1,494,000       72,410
#   United Laboratories International Holdings, Ltd. (The)......   4,874,000    2,854,098
    Upbest Group, Ltd...........................................   4,920,000      659,411
    Vantage International Holdings, Ltd.........................   3,602,000      331,161
    Vedan International Holdings, Ltd...........................   6,036,000      593,495
    Victory City International Holdings, Ltd.................... 121,042,346    1,403,433
    VSTECS Holdings, Ltd........................................   4,644,000    2,542,823
    Wai Kee Holdings, Ltd.......................................     610,000      413,959
    Wang On Group, Ltd.......................................... 112,640,000    1,277,237
    Win Hanverky Holdings, Ltd..................................   1,852,000      233,579
    Winfull Group Holdings, Ltd.................................     728,000        9,930
#   Wing On Co. International, Ltd..............................   2,625,500    8,952,232
#   Wing Tai Properties, Ltd....................................   2,552,749    1,938,784
    Wong's International Holdings, Ltd..........................      70,000       30,867
    Wong's Kong King International..............................     300,000       40,764
                                                                             ------------
TOTAL HONG KONG.................................................              454,049,994
                                                                             ------------
IRELAND -- (0.1%)
    C&C Group P.L.C.............................................   2,976,703   11,280,948
*   Cairn Homes P.L.C...........................................     181,934      261,881
    FBD Holdings P.L.C..........................................     122,620    1,242,372
*   Independent News & Media P.L.C..............................     280,356       32,414
*   Permanent TSB Group Holdings P.L.C..........................     264,268      407,718
    Smurfit Kappa Group P.L.C...................................      12,605      369,633
                                                                             ------------
TOTAL IRELAND...................................................               13,594,966
                                                                             ------------
ISRAEL -- (0.7%)
    Africa Israel Residences, Ltd...............................       1,417       27,325
*   Albaad Massuot Yitzhak, Ltd.................................      14,144      115,279
    Alrov Properties and Lodgings, Ltd..........................       2,103       75,539
    Ashtrom Group, Ltd..........................................      85,504      560,300
    Ashtrom Properties, Ltd.....................................     102,687      515,401

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
ISRAEL -- (Continued)
*   Azorim-Investment Development & Construction Co., Ltd.......    649,570 $    776,605
    Carasso Motors, Ltd.........................................     43,276      208,528
*   Cellcom Israel, Ltd.........................................    124,170      519,937
*   Clal Insurance Enterprises Holdings, Ltd....................    397,414    5,517,283
    Delek Group, Ltd............................................      3,692      703,095
    Dexia Israel Bank, Ltd......................................        149       29,417
    Dor Alon Energy in Israel 1988, Ltd.........................      3,960       65,393
#*  El Al Israel Airlines.......................................  1,473,441      370,632
*   Elron Electronic Industries, Ltd............................    107,677      263,034
#*  Equital, Ltd................................................    387,055   11,544,484
*   First International Bank Of Israel, Ltd.....................    451,986   11,358,812
#   Formula Systems 1985, Ltd...................................    108,005    5,158,471
    Fox Wizel, Ltd..............................................     29,254      824,737
    Harel Insurance Investments & Financial Services, Ltd.......  2,695,373   20,205,590
    Israel Land Development - Urban Renewal, Ltd................     16,594      153,512
#   Isras Investment Co., Ltd...................................      2,453      355,511
    Kenon Holdings, Ltd.........................................    128,330    2,519,311
    Mediterranean Towers, Ltd...................................    121,209      230,167
    Meitav Dash Investments, Ltd................................    101,898      320,203
    Menora Mivtachim Holdings, Ltd..............................    466,574    6,005,970
    Migdal Insurance & Financial Holding, Ltd...................  2,986,331    3,099,101
    Neto ME Holdings, Ltd.......................................        823       70,250
*   Oil Refineries, Ltd......................................... 24,535,166   12,052,723
    Paz Oil Co., Ltd............................................     19,854    2,894,415
    Phoenix Holdings, Ltd. (The)................................  1,252,565    7,150,350
    Shalag Industries, Ltd......................................      6,554       23,136
#*  Shikun & Binui, Ltd.........................................    409,257    1,058,747
    Summit Real Estate Holdings, Ltd............................    403,301    3,674,013
#*  Union Bank of Israel........................................    485,299    2,346,104
    YH Dimri Construction & Development, Ltd....................      5,023       93,175
                                                                            ------------
TOTAL ISRAEL....................................................             100,886,550
                                                                            ------------
ITALY -- (5.1%)
    A2A SpA..................................................... 12,900,448   21,590,687
    ACEA SpA....................................................     51,037      928,130
*   Aeffe SpA...................................................    170,382      564,078
    Anima Holding SpA...........................................  2,441,416    9,730,050
*   Arnoldo Mondadori Editore SpA...............................  2,585,773    4,954,524
    Ascopiave SpA...............................................     34,407      148,106
#*  Astaldi SpA.................................................    295,651      231,221
    Autostrade Meridionali SpA..................................      4,036      139,176
    Avio SpA....................................................     51,479      730,485
    Banca IFIS SpA..............................................    115,934    2,002,356
    Banca Popolare di Sondrio SCPA.............................. 10,682,163   29,080,347
#   Banca Profilo SpA...........................................  2,698,377      506,657
    Banca Sistema SpA...........................................    654,731    1,232,793
#*  Banco BPM SpA............................................... 25,325,494   60,287,784
    Banco di Desio e della Brianza SpA..........................    428,355      977,922
#   BPER Banca.................................................. 14,354,646   69,015,446
#   Buzzi Unicem SpA............................................  2,457,060   54,781,702
    Cairo Communication SpA.....................................    942,268    3,889,376
    Cementir Holding SpA........................................  1,886,581   13,699,861
    CIR-Compagnie Industriali Riunite SpA....................... 10,391,223   12,793,184
    Credito Emiliano SpA........................................  1,427,299    8,153,996
*   Credito Valtellinese SpA.................................... 24,504,116    1,973,119
#*  d'Amico International Shipping SA...........................  8,360,198      850,804
    Danieli & C Officine Meccaniche SpA.........................    302,723    6,168,662
    DeA Capital SpA.............................................  2,270,840    3,953,331
#*  Elica SpA...................................................     89,503      234,138

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
ITALY -- (Continued)
    Emak SpA....................................................  1,173,002 $  1,790,053
    ERG SpA.....................................................  1,419,432   26,221,513
    Esprinet SpA................................................    733,994    2,992,653
#*  Eurotech SpA................................................    963,427    4,115,739
#*  Exprivia SpA................................................    287,084      388,182
    Falck Renewables SpA........................................  4,103,098   14,681,529
*   Fincantieri SpA.............................................  5,177,957    6,340,580
    FNM SpA.....................................................  3,534,714    2,020,289
*   GEDI Gruppo Editoriale SpA..................................  2,233,958      863,182
#   Geox SpA....................................................    125,297      233,535
*   Guala Closures SpA..........................................      5,494       40,840
    Hera SpA....................................................    317,055    1,128,636
*   IMMSI SpA...................................................  4,651,178    2,761,484
*   Intek Group SpA.............................................  2,895,950    1,041,048
    Italmobiliare SpA...........................................    186,027    4,141,869
    IVS Group SA................................................     14,622      176,397
    La Doria SpA................................................    105,948      966,557
    Leonardo SpA................................................  1,243,100   14,376,215
    Massimo Zanetti Beverage Group SpA..........................     98,234      676,583
#*  Openjobmetis SpA agenzia per il lavoro......................      6,543       55,011
#*  OVS SpA.....................................................  4,072,289    8,497,813
    Prima Industrie SpA.........................................     15,486      350,619
    Reno de Medici SpA..........................................  3,072,359    2,433,268
#   Retelit SpA.................................................  3,247,617    5,553,895
    Sabaf SpA...................................................     20,011      351,452
    SAES Getters SpA............................................     22,878      553,975
*   Saipem SpA.................................................. 13,917,366   70,595,564
#   Salini Impregilo SpA........................................  4,117,418    8,598,045
    Saras SpA...................................................    563,593    1,006,916
    Servizi Italia SpA..........................................     48,626      214,760
    Societa Cattolica di Assicurazioni SC.......................  4,984,565   46,441,266
    Societa Iniziative Autostradali e Servizi SpA...............    786,851   12,973,946
#*  Sogefi SpA..................................................    468,779      743,777
    SOL SpA.....................................................     16,065      216,084
#   Unione di Banche Italiane SpA............................... 25,232,083   78,771,560
    Unipol Gruppo SpA........................................... 12,113,158   61,706,155
#   UnipolSai Assicurazioni SpA................................. 15,286,981   41,889,511
                                                                            ------------
TOTAL ITALY.....................................................             734,528,436
                                                                            ------------
JAPAN -- (23.3%)
    77 Bank, Ltd. (The).........................................    624,000    8,954,366
    A&A Material Corp...........................................      4,100       38,412
    A&D Co., Ltd................................................     73,300      600,976
    Achilles Corp...............................................    321,400    5,700,171
    ADEKA Corp..................................................  1,243,100   18,675,679
    Agro-Kanesho Co., Ltd.......................................      4,200       85,660
    Ahresty Corp................................................    628,800    3,607,537
    Aichi Bank, Ltd. (The)......................................     17,900      584,502
    Aichi Corp..................................................    267,500    1,827,779
    Aichi Steel Corp............................................    283,700    8,712,484
    Aichi Tokei Denki Co., Ltd..................................     18,800      698,526
    Aida Engineering, Ltd.......................................    212,700    1,678,156
    Ainavo Holdings Co., Ltd....................................      7,800       64,975
    Aiphone Co., Ltd............................................    110,800    1,749,506
    Airport Facilities Co., Ltd.................................    588,900    2,916,387
    Airtech Japan, Ltd..........................................     16,400       90,729
    Aisan Industry Co., Ltd.....................................    980,130    6,643,729
    Akatsuki Corp...............................................     12,800       32,834
    Akita Bank, Ltd. (The)......................................    230,600    4,553,935

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Albis Co., Ltd..............................................    14,700 $   300,192
#   Alconix Corp................................................   342,499   4,078,408
    Alinco, Inc.................................................   147,600   1,290,502
#   Alpen Co., Ltd..............................................   555,700   8,640,527
    Alpha Corp..................................................   142,800   1,622,476
    Alps Logistics Co., Ltd.....................................   145,300   1,090,308
    Anabuki Kosan, Inc..........................................     1,400      37,041
    AOI Electronics Co., Ltd....................................    11,600     250,315
    AOI TYO Holdings, Inc.......................................   129,500     888,760
    AOKI Holdings, Inc..........................................   715,922   7,482,184
#   Aomori Bank, Ltd. (The).....................................   402,200  10,520,805
    Aoyama Trading Co., Ltd.....................................   890,099  19,551,016
    Arakawa Chemical Industries, Ltd............................   428,700   5,783,561
    Arata Corp..................................................     4,400     157,191
    Araya Industrial Co., Ltd...................................    98,700   1,395,227
    Arcland Sakamoto Co., Ltd...................................   466,500   6,063,657
    Arcs Co., Ltd...............................................   132,100   2,678,013
#   Arealink Co., Ltd...........................................    16,300     166,422
#*  Arisawa Manufacturing Co., Ltd..............................   771,382   5,918,934
    Artnature, Inc..............................................   157,400     887,165
    Asahi Broadcasting Group Holdings Corp......................   179,500   1,242,424
    Asahi Diamond Industrial Co., Ltd...........................   954,300   6,756,024
    Asahi Kogyosha Co., Ltd.....................................    99,624   2,711,235
    Asahi Printing Co., Ltd.....................................     5,200      50,136
    ASAHI YUKIZAI Corp..........................................   363,400   5,886,635
#   Asanuma Corp................................................   100,700   2,231,987
#   Ashimori Industry Co., Ltd..................................   129,899   1,889,901
    Asia Pile Holdings Corp.....................................   500,800   2,724,576
    ASKA Pharmaceutical Co., Ltd................................   312,800   3,269,821
#   Asti Corp...................................................    65,100   1,170,668
    Asunaro Aoki Construction Co., Ltd..........................   566,200   4,403,703
#   Awa Bank, Ltd. (The)........................................   716,520  18,038,404
    Bando Chemical Industries, Ltd..............................   402,100   3,919,894
    Bank of Iwate, Ltd. (The)...................................   214,800   6,186,111
    Bank of Kochi, Ltd. (The)...................................    81,499     605,107
    Bank of Nagoya, Ltd. (The)..................................    70,970   2,301,476
#   Bank of Okinawa, Ltd. (The).................................   334,840  10,418,133
    Bank of Saga, Ltd. (The)....................................    87,399   1,384,221
    Bank of the Ryukyus, Ltd....................................   949,300  10,277,267
    Bank of Toyama, Ltd. (The)..................................     3,800     108,123
    Belluna Co., Ltd............................................   693,824   5,235,401
    Bull-Dog Sauce Co., Ltd.....................................       600      11,066
    Bunka Shutter Co., Ltd......................................   453,100   3,342,696
    CAC Holdings Corp...........................................    75,900   1,084,649
    Canon Electronics, Inc......................................    99,700   1,643,032
    Carlit Holdings Co., Ltd....................................   362,800   2,781,834
#   Cawachi, Ltd................................................   550,500   9,747,031
    Central Glass Co., Ltd......................................   977,200  22,837,205
    Chiba Kogyo Bank, Ltd. (The)................................ 1,129,000   2,910,582
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H......    29,200     327,317
    Chino Corp..................................................    40,200     472,671
    Chiyoda Integre Co., Ltd....................................   130,700   2,442,946
    Chori Co., Ltd..............................................    46,600     695,705
    Chubu Shiryo Co., Ltd.......................................   404,100   4,474,703
    Chudenko Corp...............................................    84,960   1,739,579
    Chuetsu Pulp & Paper Co., Ltd...............................   159,400   2,013,137
    Chugai Ro Co., Ltd..........................................    21,700     362,867
    Chugoku Bank, Ltd. (The)....................................    69,800     675,905
    Chugoku Marine Paints, Ltd..................................   905,800   8,577,441

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Chukyo Bank, Ltd. (The).....................................   192,200 $ 3,791,700
    Chuo Gyorui Co., Ltd........................................    61,100   1,547,771
    Chuo Spring Co., Ltd........................................    92,700   2,447,610
#   Chuo Warehouse Co., Ltd.....................................     4,500      42,562
    CI Takiron Corp............................................. 1,117,400   6,755,692
#   Citizen Watch Co., Ltd...................................... 2,555,000  14,405,671
    CKD Corp....................................................   112,400   1,307,312
    CK-San-Etsu Co., Ltd........................................       900      23,429
    Cleanup Corp................................................   623,200   3,486,950
#   CMK Corp.................................................... 1,137,800   7,898,354
    Comany, Inc.................................................     5,800      70,066
    Corona Corp.................................................   262,900   2,483,859
    Cosel Co., Ltd..............................................     3,500      37,609
    Cosmos Initia Co., Ltd......................................    60,700     306,583
    Create Medic Co., Ltd.......................................    20,300     176,934
    CTI Engineering Co., Ltd....................................   346,100   4,756,714
#   Dai Nippon Toryo Co., Ltd...................................    63,500     600,068
    Dai-Dan Co., Ltd............................................   273,000   6,068,215
    Daido Kogyo Co., Ltd........................................   174,589   1,363,429
    Daido Metal Co., Ltd........................................   383,000   2,414,591
    Daido Steel Co., Ltd........................................   142,000   5,793,675
#   Daidoh, Ltd.................................................   168,200     488,411
#   Daihatsu Diesel Manufacturing Co., Ltd......................   257,400   1,500,052
    Daihen Corp.................................................    47,800   1,337,987
    Daiho Corp..................................................   330,100   8,853,944
    Daiichi Jitsugyo Co., Ltd...................................   134,500   4,152,091
    Daiichi Kensetsu Corp.......................................     3,600      51,598
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................    86,700     668,717
    Dai-ichi Seiko Co., Ltd.....................................   276,700   2,839,056
    Daiken Corp.................................................    19,700     372,396
#   Daiki Aluminium Industry Co., Ltd...........................   693,900   4,049,914
    Daikoku Denki Co., Ltd......................................   146,000   1,992,302
#   Dainichi Co., Ltd...........................................   243,700   1,463,083
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......   200,300   5,834,389
    Daishi Hokuetsu Financial Group, Inc........................   886,643  26,095,357
#   Daishinku Corp..............................................   182,300   1,735,735
    Daisue Construction Co., Ltd................................    86,700     723,583
    Daito Bank, Ltd. (The)......................................   375,500   2,122,931
    Daiwa Industries, Ltd.......................................   227,400   2,655,997
#   DCM Holdings Co., Ltd....................................... 2,641,100  26,179,065
    Denki Kogyo Co., Ltd........................................    30,000     879,819
    Denyo Co., Ltd..............................................   293,000   3,724,432
    Dexerials Corp..............................................    11,700      74,024
    DKS Co., Ltd................................................   144,200   4,710,463
#   DMW Corp....................................................    49,100     947,823
    Dowa Holdings Co., Ltd......................................   140,900   4,594,364
    DSB Co., Ltd................................................   132,200     531,548
    Duskin Co., Ltd.............................................   150,400   3,711,746
    DyDo Group Holdings, Inc....................................    32,000   1,430,820
#   Dynic Corp..................................................    42,200     278,559
    Eagle Industry Co., Ltd.....................................    75,500     865,188
    Ebara Foods Industry, Inc...................................     2,400      47,064
    Ebara Jitsugyo Co., Ltd.....................................    10,400     195,678
#   EDION Corp.................................................. 2,462,200  20,879,654
    Ehime Bank, Ltd. (The)......................................   671,999   6,392,928
    Eidai Co., Ltd..............................................   388,900   1,437,672
    Eizo Corp...................................................   111,300   4,277,611
    Elematec Corp...............................................    77,900   1,433,402
    Endo Lighting Corp..........................................   215,500   1,580,366

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
#   Enomoto Co., Ltd............................................    16,700 $   137,978
    Enplas Corp.................................................    31,500     892,659
    ESPEC Corp..................................................    61,500   1,215,037
    ESTELLE Holdings Co., Ltd...................................     9,000      51,382
    Excel Co., Ltd..............................................   160,400   2,843,360
    Exedy Corp..................................................   404,400   9,266,890
    Faith, Inc..................................................    14,160     109,046
    FALCO HOLDINGS Co., Ltd.....................................    57,000     730,682
#   Fenwal Controls of Japan, Ltd...............................     8,100     112,970
    Ferrotec Holdings Corp......................................   368,100   4,117,624
    FIDEA Holdings Co., Ltd..................................... 3,663,200   4,315,535
    First Bank of Toyama, Ltd. (The)............................   131,300     448,891
#   First Juken Co., Ltd........................................   113,400   1,239,542
    FJ Next Co., Ltd............................................   379,600   3,042,889
    Foster Electric Co., Ltd....................................   502,200   7,830,540
    France Bed Holdings Co., Ltd................................    72,100     593,903
    F-Tech, Inc.................................................   329,400   2,617,350
    Fuji Co., Ltd...............................................    42,400     707,014
    Fuji Corp...................................................   182,300   2,755,675
    Fuji Corp., Ltd.............................................   417,800   3,156,901
    Fuji Die Co., Ltd...........................................     6,100      34,928
    Fuji Oil Co., Ltd........................................... 1,316,200   3,294,065
    Fuji Oozx, Inc..............................................       200       6,985
#   Fujikura Composites, Inc....................................   534,100   2,293,073
    Fujikura Kasei Co., Ltd.....................................   471,100   2,578,782
    Fujikura, Ltd............................................... 4,600,200  18,981,070
    Fujimori Kogyo Co., Ltd.....................................     1,800      52,653
    Fujisash Co., Ltd...........................................   887,200     687,828
#   Fujishoji Co., Ltd..........................................   135,500   1,166,419
    Fujitsu Frontech, Ltd.......................................   370,100   3,532,571
    FuKoKu Co., Ltd.............................................   187,900   1,394,021
    Fukuda Corp.................................................   119,600   4,726,452
    Fukui Bank, Ltd. (The)......................................   168,400   2,458,733
    Fukuoka Financial Group, Inc................................   271,652   6,340,973
*   Fukushima Bank, Ltd. (The)..................................   105,278     303,579
    Fukuyama Transporting Co., Ltd..............................   252,800   9,739,621
    Furukawa Co., Ltd...........................................   497,800   6,208,559
    Furuno Electric Co., Ltd....................................   645,300   5,437,539
    Furusato Industries, Ltd....................................   157,800   2,313,270
    Fuso Pharmaceutical Industries, Ltd.........................    29,200     647,701
    Futaba Industrial Co., Ltd..................................   501,900   3,165,959
    Fuyo General Lease Co., Ltd.................................   237,200  11,847,423
    Gecoss Corp.................................................   349,000   3,135,815
#   Geo Holdings Corp...........................................   414,200   5,643,779
    Geostr Corp.................................................     8,800      30,719
#   GL Sciences, Inc............................................    26,100     404,189
    Godo Steel, Ltd.............................................   411,200   6,417,914
    Goldcrest Co., Ltd..........................................   390,530   5,146,650
    Grandy House Corp...........................................   300,800   1,212,395
    GSI Creos Corp..............................................   181,207   1,906,108
    G-Tekt Corp.................................................   434,600   6,200,021
    Gun-Ei Chemical Industry Co., Ltd...........................   119,500   2,942,244
    Gunze, Ltd..................................................   314,800  13,407,666
    H2O Retailing Corp..........................................   817,039  10,409,220
    Hagiwara Electric Holdings Co., Ltd.........................   110,600   3,072,364
    Hakuto Co., Ltd.............................................   379,200   4,114,370
    Hanwa Co., Ltd..............................................   634,600  18,291,333
    Happinet Corp...............................................   116,500   1,385,153
#   Hard Off Corp. Co., Ltd.....................................    19,400     131,888

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Harima Chemicals Group, Inc.................................   405,700 $ 4,006,009
#   Haruyama Holdings, Inc......................................   261,200   1,966,878
    Hashimoto Sogyo Holdings Co., Ltd...........................       990      12,804
#   Heian Ceremony Service Co., Ltd.............................     1,200       9,475
    Heiwa Real Estate Co., Ltd..................................   950,700  18,339,278
#   Heiwado Co., Ltd............................................   331,724   6,112,152
    Hibiya Engineering, Ltd.....................................   287,200   4,809,621
#   HI-LEX Corp.................................................    82,100   1,521,217
#   Hirakawa Hewtech Corp.......................................    37,200     464,131
    Hiroshima Bank, Ltd. (The)..................................   111,800     603,064
    Hiroshima Electric Railway Co., Ltd.........................     1,200      11,984
    Hisaka Works, Ltd...........................................    63,600     564,564
#   Hitachi Zosen Corp.......................................... 3,142,519   9,740,098
#   Hodogaya Chemical Co., Ltd..................................   101,399   2,786,355
#   Hokkaido Coca-Cola Bottling Co., Ltd........................    89,199   2,996,452
    Hokkan Holdings, Ltd........................................   206,800   3,424,528
    Hokko Chemical Industry Co., Ltd............................   546,600   2,575,661
    Hokkoku Bank, Ltd. (The)....................................   619,716  19,123,601
    Hokuetsu Corp............................................... 3,989,474  21,762,541
    Hokuhoku Financial Group, Inc............................... 1,792,300  19,768,076
#   Hokuriku Electric Industry Co., Ltd.........................    28,700     276,220
    Hokuriku Electrical Construction Co., Ltd...................   122,500   1,005,585
    H-One Co., Ltd..............................................   556,000   4,791,278
    Honeys Holdings Co., Ltd....................................   325,300   3,003,326
    Honshu Chemical Industry Co., Ltd...........................    17,700     191,922
#   Hoosiers Holdings...........................................   571,200   3,391,842
    Hosiden Corp................................................ 1,131,800  10,827,452
    Howa Machinery, Ltd.........................................   116,300   1,013,673
    Hyakugo Bank, Ltd. (The).................................... 1,748,355   5,655,595
    Hyakujushi Bank, Ltd. (The).................................   473,700   9,870,924
#   Ibiden Co., Ltd............................................. 1,636,500  29,360,995
    IBJ Leasing Co., Ltd........................................   316,100   7,435,326
#   Ichikawa Co., Ltd...........................................    23,400     287,306
    Ichiken Co., Ltd............................................    29,800     522,829
    Ichinen Holdings Co., Ltd...................................    14,700     160,531
#   IDOM, Inc...................................................   386,700     941,690
    Iino Kaiun Kaisha, Ltd...................................... 1,233,200   4,305,758
    IJTT Co., Ltd...............................................   398,860   2,145,225
#   Ikegami Tsushinki Co., Ltd..................................    20,400     214,848
    IMAGICA GROUP, Inc..........................................   102,400     527,177
    Imasen Electric Industrial..................................   447,699   4,209,433
    Inaba Seisakusho Co., Ltd...................................    81,500   1,039,112
    Inabata & Co., Ltd.......................................... 1,276,800  17,548,957
    Ines Corp...................................................   855,000  10,679,279
#   Innotech Corp...............................................   412,000   3,697,623
#   Intellex Co., Ltd...........................................    26,900     176,479
#   I-O Data Device, Inc........................................   218,000   2,324,971
#   Ise Chemicals Corp..........................................    11,300     346,367
    Iseki & Co., Ltd............................................   381,100   5,964,119
    Ishihara Chemical Co., Ltd..................................     2,200      34,282
    Ishihara Sangyo Kaisha, Ltd.................................   745,700   8,380,988
    Ishizuka Glass Co., Ltd.....................................    58,999   1,038,751
    Itochu Enex Co., Ltd........................................   701,000   5,739,789
    Itochu-Shokuhin Co., Ltd....................................    57,700   2,430,072
    Itoham Yonekyu Holdings, Inc................................    10,300      64,422
    Itoki Corp.................................................. 1,051,247   5,185,639
    IwaiCosmo Holdings, Inc.....................................   395,000   4,249,099
#   Iwaki & Co., Ltd............................................   846,900   3,493,900
    Iwasaki Electric Co., Ltd...................................   211,200   2,590,643

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Iwatsu Electric Co., Ltd....................................   167,300 $ 1,205,581
    Jaccs Co., Ltd..............................................   431,000   7,488,507
    Jafco Co., Ltd..............................................   568,500  21,521,030
    Janome Sewing Machine Co., Ltd..............................   432,400   1,807,605
#   Japan Asia Group, Ltd.......................................   511,900   1,634,881
#*  Japan Display, Inc.......................................... 4,332,599   3,058,837
    Japan Electronic Materials Corp.............................    24,700     153,130
    Japan Foundation Engineering Co., Ltd.......................   306,400   1,040,764
    Japan Oil Transportation Co., Ltd...........................    52,621   1,355,806
    Japan Pulp & Paper Co., Ltd.................................   205,400   7,864,750
    Japan Transcity Corp........................................   995,800   3,977,141
    Japan Wool Textile Co., Ltd. (The)..........................   901,800   7,269,789
    Jimoto Holdings, Inc........................................ 1,273,200   1,171,486
    JK Holdings Co., Ltd........................................   187,200     980,782
    JMS Co., Ltd................................................   391,343   2,353,052
    Joban Kosan Co., Ltd........................................    20,300     302,116
    J-Oil Mills, Inc............................................   256,200   9,173,642
    Joshin Denki Co., Ltd.......................................    52,900   1,137,622
    JSP Corp....................................................    10,400     218,136
    Juroku Bank, Ltd. (The).....................................   296,100   6,048,746
    JVC Kenwood Corp............................................ 3,053,630   8,117,590
    K&O Energy Group, Inc.......................................   314,200   4,553,248
*   Kadokawa Dwango............................................. 1,054,217  13,296,860
    Kaga Electronics Co., Ltd...................................   404,700   7,472,920
    Kamei Corp..................................................   767,600   7,685,648
    Kanaden Corp................................................   439,200   4,986,573
    Kanagawa Chuo Kotsu Co., Ltd................................    11,000     378,566
    Kandenko Co., Ltd...........................................   717,500   6,048,741
    Kanefusa Corp...............................................     4,100      34,457
    Kaneko Seeds Co., Ltd.......................................     8,600     103,912
    Kanematsu Corp..............................................   667,900   7,413,252
    Kansai Mirai Financial Group, Inc...........................   911,788   6,370,652
    Kasai Kogyo Co., Ltd........................................   268,200   2,225,584
    Katakura & Co-op Agri Corp..................................    27,900     288,183
    Katakura Industries Co., Ltd................................   168,000   1,931,808
#   Kato Works Co., Ltd.........................................   288,273   7,270,799
    KAWADA TECHNOLOGIES, Inc....................................   116,200   7,255,375
#   Kawagishi Bridge Works Co., Ltd.............................    17,299     390,789
#*  Kawasaki Kisen Kaisha, Ltd.................................. 1,113,299  16,183,981
#   Kawasumi Laboratories, Inc..................................   360,520   2,372,964
    Keihanshin Building Co., Ltd................................    56,200     515,425
#   Keihin Co., Ltd.............................................    43,200     506,859
    Keihin Corp................................................. 1,108,800  18,274,020
    Keiyo Bank, Ltd. (The)...................................... 2,151,200  13,302,302
    KEL Corp....................................................    33,700     249,054
    KFC, Ltd....................................................       700      10,394
    Kimoto Co., Ltd.............................................    64,900      98,843
    Kimura Unity Co., Ltd.......................................    24,300     245,109
    King Co., Ltd...............................................    40,000     247,180
*   Kinki Sharyo Co., Ltd. (The)................................    19,900     364,940
    Kintetsu World Express, Inc.................................     7,000     105,892
    Kissei Pharmaceutical Co., Ltd..............................   206,400   5,120,512
    Kitagawa Corp...............................................   198,500   4,142,137
    Kita-Nippon Bank, Ltd. (The)................................   172,900   2,962,658
    Kitano Construction Corp....................................   106,627   2,895,410
    Kitz Corp...................................................   136,500   1,043,248
    Kiyo Bank, Ltd. (The)....................................... 1,322,000  18,026,005
    Koa Corp....................................................    41,289     570,233
    Koatsu Gas Kogyo Co., Ltd...................................   165,000   1,233,455

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Kohnan Shoji Co., Ltd.......................................   885,100 $19,579,063
    Kohsoku Corp................................................    18,000     190,725
*   Kojima Co., Ltd.............................................   339,600   1,666,965
    Kokuyo Co., Ltd.............................................   254,111   3,222,536
    KOMAIHALTEC, Inc............................................    71,900   1,165,040
    Komatsu Matere Co., Ltd.....................................   406,900   3,173,948
    Komatsu Wall Industry Co., Ltd..............................   166,200   2,788,265
    Komehyo Co., Ltd............................................   126,300   1,341,171
    Komeri Co., Ltd.............................................   638,800  13,501,923
    Komori Corp.................................................    93,600   1,082,330
    Konaka Co., Ltd.............................................   348,503   1,438,709
    Konishi Co., Ltd............................................   202,900   3,125,527
    Konoike Transport Co., Ltd..................................   270,800   4,378,194
*   Kosaido Co., Ltd............................................   170,200   1,171,191
    Krosaki Harima Corp.........................................     5,700     301,234
    KRS Corp....................................................   129,500   2,368,537
    KU Holdings Co., Ltd........................................   267,500   2,106,201
    Kunimine Industries Co., Ltd................................    13,900     106,135
    Kurabo Industries, Ltd......................................   615,800  11,583,643
    Kureha Corp.................................................   256,000  15,324,867
    Kurimoto, Ltd...............................................   248,800   3,254,034
#*  KYB Corp....................................................   133,700   3,627,497
    Kyodo Printing Co., Ltd.....................................   211,100   4,747,968
#   Kyoei Steel, Ltd............................................   641,000  10,650,794
    Kyokuto Boeki Kaisha, Ltd...................................    55,600     807,666
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................   900,850  12,694,958
    Kyokuto Securities Co., Ltd.................................     7,100      63,076
    KYORIN Holdings, Inc........................................   199,200   3,743,410
    Kyoritsu Printing Co., Ltd..................................   362,500     675,387
    Kyosan Electric Manufacturing Co., Ltd......................   894,300   3,503,609
    Kyowa Electronic Instruments Co., Ltd.......................   356,600   1,343,951
    Kyowa Leather Cloth Co., Ltd................................   377,300   2,662,614
    Kyushu Financial Group, Inc................................. 1,451,095   5,856,289
    Kyushu Leasing Service Co., Ltd.............................    15,700      98,166
#*  Leopalace21 Corp............................................ 3,003,300   5,087,458
    Lonseal Corp................................................    11,400     185,190
    Look Holdings, Inc..........................................   218,699   2,850,578
    Macnica Fuji Electronics Holdings, Inc......................   808,250  11,701,284
    Maeda Road Construction Co., Ltd............................   315,300   6,256,857
    Maezawa Industries, Inc.....................................    76,300     248,214
    Maezawa Kasei Industries Co., Ltd...........................   177,700   1,658,567
    Maezawa Kyuso Industries Co., Ltd...........................   158,800   2,776,281
    Makino Milling Machine Co., Ltd.............................   468,500  19,877,639
    Mars Group Holdings Corp....................................    12,400     243,284
    Marubun Corp................................................   523,400   3,049,330
    Marudai Food Co., Ltd.......................................   646,100  11,304,481
    Marufuji Sheet Piling Co., Ltd..............................     1,800      37,731
    Maruka Corp.................................................    47,000     902,050
    Maruyama Manufacturing Co., Inc.............................    44,300     565,640
    Maruzen CHI Holdings Co., Ltd...............................    85,600     283,005
    Maruzen Showa Unyu Co., Ltd.................................   303,200   8,039,190
    Matsuda Sangyo Co., Ltd.....................................   184,100   2,328,402
    Matsui Construction Co., Ltd................................   428,900   2,719,890
    Max Co., Ltd................................................     6,700     102,638
    Maxell Holdings, Ltd........................................   927,400  14,112,819
    Maxvalu Nishinihon Co., Ltd.................................     6,300      98,522
    Maxvalu Tokai Co., Ltd......................................   109,800   2,128,523
    Meidensha Corp..............................................    72,100   1,027,703
    Meiji Shipping Co., Ltd.....................................    16,100      49,520

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
#   Meisei Industrial Co., Ltd..................................   476,900 $ 3,199,729
    Meiwa Corp..................................................   450,200   1,837,106
    Meiwa Estate Co., Ltd.......................................   357,500   1,797,752
#   Michinoku Bank, Ltd. (The)..................................   161,800   2,361,637
    Mikuni Corp.................................................   551,400   2,357,551
    Mimasu Semiconductor Industry Co., Ltd......................   358,000   5,339,218
    Ministop Co., Ltd...........................................    55,600     876,415
    Miraial Co., Ltd............................................    89,500   1,001,679
#   Mirait Holdings Corp........................................   409,530   6,024,545
    Misawa Homes Co., Ltd.......................................   544,300   3,809,183
    Mitani Corp.................................................    31,000   1,629,749
    Mitani Sangyo Co., Ltd......................................    42,700     113,105
    Mito Securities Co., Ltd....................................   868,100   1,728,187
    Mitsuba Corp................................................   317,299   2,054,821
    Mitsubishi Kakoki Kaisha, Ltd...............................    33,300     469,160
#   Mitsubishi Logistics Corp...................................   380,900  10,194,310
    Mitsubishi Paper Mills, Ltd.................................   540,200   2,742,050
    Mitsubishi Shokuhin Co., Ltd................................    19,500     504,730
#   Mitsubishi Steel Manufacturing Co., Ltd.....................   400,100   5,806,909
*   Mitsui E&S Holdings Co., Ltd................................    16,000     158,105
#   Mitsui High-Tec, Inc........................................   456,800   5,296,770
    Mitsui Matsushima Holdings Co., Ltd.........................   293,600   3,360,169
#   Mitsui Mining & Smelting Co., Ltd...........................   749,300  19,488,610
    Mitsui Sugar Co., Ltd.......................................    18,200     439,425
    Mitsui-Soko Holdings Co., Ltd...............................   443,100   7,043,655
    Mitsumura Printing Co., Ltd.................................     2,000      41,448
    Mitsuuroko Group Holdings Co., Ltd..........................   760,300   6,137,468
    Miyaji Engineering Group, Inc...............................   125,100   2,120,539
    Miyazaki Bank, Ltd. (The)...................................   389,026   9,390,901
    Miyoshi Oil & Fat Co., Ltd..................................   127,300   1,342,889
    Mizuno Corp.................................................   290,679   6,682,874
    Money Partners Group Co., Ltd...............................     5,900      15,534
    MORESCO Corp................................................     6,900      92,937
    Morito Co., Ltd.............................................   196,800   1,485,327
    Mory Industries, Inc........................................   142,000   3,254,810
#   MrMax Holdings, Ltd.........................................   495,900   2,054,160
    Mugen Estate Co., Ltd.......................................    27,100     144,040
    Murakami Corp...............................................    45,400   1,055,202
    Musashino Bank, Ltd. (The)..................................   612,900  11,910,386
#   Nadex Co., Ltd..............................................    41,100     315,319
    Nafco Co., Ltd..............................................    52,900     690,850
#   Nagano Bank, Ltd. (The).....................................   154,099   2,368,866
    Nagano Keiki Co., Ltd.......................................    69,600     503,988
    Nagase & Co., Ltd........................................... 1,215,300  18,571,714
    Nakabayashi Co., Ltd........................................   566,100   2,604,166
    Nakakita Seisakusho Co., Ltd................................       400      10,573
    Nakanishi Manufacturing Co., Ltd............................     5,300      45,297
    Nakano Corp.................................................   267,400   1,143,720
    Nakayama Steel Works, Ltd...................................   373,700   1,741,030
    Nakayo, Inc.................................................    21,200     266,696
    Nanto Bank, Ltd. (The)......................................   386,399   7,244,435
    Narasaki Sangyo Co., Ltd....................................    30,800     507,751
    NEC Capital Solutions, Ltd..................................   232,200   3,613,458
    Neturen Co., Ltd............................................   819,900   7,051,626
    Nicca Chemical Co., Ltd.....................................    15,500     145,545
    Nice Holdings, Inc..........................................    12,400     111,179
    Nichia Steel Works, Ltd.....................................   495,699   1,537,665
    Nichicon Corp............................................... 1,325,500  12,935,909
    Nichiden Corp...............................................    85,500   1,279,593

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
JAPAN -- (Continued)
    Nichimo Co., Ltd............................................     56,800 $   868,865
    Nichireki Co., Ltd..........................................    718,900   6,843,214
    Nichirin Co., Ltd...........................................     34,300     546,461
    Nihon Denkei Co., Ltd.......................................     41,500     536,165
    Nihon Eslead Corp...........................................    213,400   2,986,247
    Nihon House Holdings Co., Ltd...............................     23,200      94,729
    Nihon Kagaku Sangyo Co., Ltd................................     41,100     397,708
    Nihon Nohyaku Co., Ltd......................................    576,900   2,453,517
    Nihon Plast Co., Ltd........................................    301,600   2,117,846
    Nihon Tokushu Toryo Co., Ltd................................    120,900   1,307,154
    Nihon Yamamura Glass Co., Ltd...............................    162,200   2,143,835
    Nikko Co., Ltd..............................................    131,800   2,899,900
    Nikkon Holdings Co., Ltd....................................    679,100  16,025,346
    Nippi, Inc..................................................     16,400     440,943
    Nippo Corp..................................................     19,134     389,017
    Nippon Beet Sugar Manufacturing Co., Ltd....................    281,800   4,740,054
    Nippon Carbide Industries Co., Inc..........................    168,000   2,294,610
    Nippon Chemical Industrial Co., Ltd.........................    242,500   4,623,492
    Nippon Chemi-Con Corp.......................................    324,700   6,632,460
    Nippon Chemiphar Co., Ltd...................................      2,300      59,969
    Nippon Coke & Engineering Co., Ltd..........................  3,573,600   3,212,310
    Nippon Concrete Industries Co., Ltd.........................  1,133,900   2,882,813
#   Nippon Denko Co., Ltd.......................................  3,409,725   7,143,842
    Nippon Densetsu Kogyo Co., Ltd..............................    282,200   6,087,971
    Nippon Dry-Chemical Co., Ltd................................      3,200      32,216
    Nippon Felt Co., Ltd........................................     90,400     376,869
#   Nippon Filcon Co., Ltd......................................    157,600     727,150
#   Nippon Fine Chemical Co., Ltd...............................    264,000   3,136,117
    Nippon Flour Mills Co., Ltd.................................    607,100  10,259,742
    Nippon Hume Corp............................................    641,000   4,472,345
    Nippon Kinzoku Co., Ltd.....................................    166,500   1,784,507
    Nippon Koei Co., Ltd........................................    336,100   7,704,637
#   Nippon Koshuha Steel Co., Ltd...............................    161,700     771,487
    Nippon Light Metal Holdings Co., Ltd........................ 10,586,300  23,401,559
    Nippon Paper Industries Co., Ltd............................    913,800  18,109,268
    Nippon Pillar Packing Co., Ltd..............................    411,000   4,839,958
    Nippon Piston Ring Co., Ltd.................................    208,200   3,011,229
#   Nippon Rietec Co., Ltd......................................     50,700     653,471
    Nippon Road Co., Ltd. (The).................................    218,200  12,569,085
    Nippon Seiki Co., Ltd.......................................    422,900   7,026,184
    Nippon Seisen Co., Ltd......................................     64,200   1,674,267
    Nippon Sheet Glass Co., Ltd.................................  1,052,899   8,717,524
    Nippon Signal Co., Ltd......................................    979,000   9,095,676
    Nippon Soda Co., Ltd........................................    523,700  14,470,833
    Nippon Steel Trading Corp...................................    345,880  14,470,330
    Nippon Thompson Co., Ltd....................................  1,561,700   8,116,161
    Nippon Tungsten Co., Ltd....................................      3,900      81,433
#   Nippon View Hotel Co., Ltd..................................     59,500     632,065
#   Nippon Yakin Kogyo Co., Ltd.................................  2,892,000   6,628,238
    Nishikawa Rubber Co., Ltd...................................     12,000     195,937
    Nishimatsu Construction Co., Ltd............................  1,084,415  23,523,216
    Nishi-Nippon Financial Holdings, Inc........................  1,191,600   9,860,236
    Nissan Shatai Co., Ltd......................................    530,200   4,876,683
    Nissan Tokyo Sales Holdings Co., Ltd........................    462,700   1,216,962
    Nissei Corp.................................................        300       3,045
    Nissei Plastic Industrial Co., Ltd..........................    318,500   2,841,679
    Nissha Co., Ltd.............................................     61,000     710,296
    Nisshin Fudosan Co..........................................    984,900   4,018,165
    Nisshin Oillio Group, Ltd. (The)............................    796,900  22,808,349

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Nisshinbo Holdings, Inc..................................... 2,332,388 $20,821,998
    Nissin Corp.................................................   280,900   4,825,092
    Nissin Kogyo Co., Ltd.......................................   732,100   9,759,058
    Nissin Sugar Co., Ltd.......................................   315,900   5,608,372
    Nissui Pharmaceutical Co., Ltd..............................   115,800   1,229,073
#   Nitta Gelatin, Inc..........................................   147,700     904,518
    Nittan Valve Co., Ltd.......................................   284,600     820,503
    Nittetsu Mining Co., Ltd....................................   153,899   5,925,689
    Nitto Boseki Co., Ltd.......................................    59,300   1,236,553
#   Nitto FC Co., Ltd...........................................     4,805      38,041
#   Nitto Fuji Flour Milling Co., Ltd...........................    32,100   1,788,038
    Nitto Kogyo Corp............................................   191,400   3,757,688
    Nitto Kohki Co., Ltd........................................     7,600     156,585
    Nitto Seiko Co., Ltd........................................   513,400   3,035,712
    NJS Co., Ltd................................................    22,300     304,415
    Noda Corp...................................................    75,200     543,337
    Noritake Co., Ltd...........................................   189,800   9,257,112
    Noritsu Koki Co., Ltd.......................................    86,200   1,663,252
    Noritz Corp.................................................   365,700   5,672,503
    North Pacific Bank, Ltd..................................... 5,845,400  14,337,729
    Nozawa Corp.................................................    36,300     249,496
    NS United Kaiun Kaisha, Ltd.................................   339,400   7,454,566
    NTN Corp.................................................... 2,891,400   9,544,009
    Odelic Co., Ltd.............................................    21,400     756,716
    Oenon Holdings, Inc.........................................   269,700     967,629
    Ogaki Kyoritsu Bank, Ltd. (The).............................   469,300  10,608,149
    Ohara, Inc..................................................    14,900     187,487
    Ohashi Technica, Inc........................................   131,300   1,700,308
*   Ohki Healthcare Holdings Co., Ltd...........................     1,200      10,614
    Ohmoto Gumi Co., Ltd........................................       300      13,030
    OIE Sangyo Co., Ltd.........................................     1,200      14,239
    Oita Bank, Ltd. (The).......................................   273,400   8,228,786
    Okabe Co., Ltd..............................................   340,000   3,111,376
    Okasan Securities Group, Inc................................ 1,830,200   6,703,907
    OKK Corp....................................................   117,600     849,516
    Okumura Corp................................................   130,400   4,218,586
    Okura Industrial Co., Ltd...................................   244,600   4,053,853
    Okuwa Co., Ltd..............................................   355,300   3,593,313
#   Olympic Group Corp..........................................   252,500   1,756,851
#   ONO Sokki Co., Ltd..........................................    64,200     354,649
    Onoken Co., Ltd.............................................   410,400   5,847,097
    Onward Holdings Co., Ltd.................................... 2,737,900  15,104,624
    Organo Corp.................................................   108,000   3,214,716
    Origin Co., Ltd.............................................   115,600   2,146,211
    Osaka Organic Chemical Industry, Ltd........................   268,100   2,730,713
    Osaka Steel Co., Ltd........................................   536,400   9,187,276
    Osaki Electric Co., Ltd.....................................   903,700   6,009,686
    OUG Holdings, Inc...........................................    10,300     245,553
    Pacific Industrial Co., Ltd.................................   900,000  14,758,003
    Parco Co., Ltd..............................................   298,400   2,866,623
    Parker Corp.................................................    10,100      44,343
    PC Depot Corp...............................................    12,000      44,163
    Pegasus Sewing Machine Manufacturing Co., Ltd...............   330,400   1,904,005
    Piolax, Inc.................................................   395,600   7,448,098
    Plant Co., Ltd..............................................     5,800      53,675
    Press Kogyo Co., Ltd........................................ 2,699,500  14,621,433
#   PS Mitsubishi Construction Co., Ltd.........................   269,400   1,587,422
#   Punch Industry Co., Ltd.....................................   139,500     808,116
#   Rasa Corp...................................................    95,500     715,605

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
#   Rasa Industries, Ltd........................................    75,200 $ 1,056,816
#   Renesas Easton Co., Ltd.....................................   117,900     439,667
    Rengo Co., Ltd..............................................   521,600   4,600,734
    Restar Holdings Corp........................................   216,800   3,516,641
#   Retail Partners Co., Ltd....................................    91,100     951,315
    Rhythm Watch Co., Ltd.......................................   245,600   2,800,974
#   Riberesute Corp.............................................    18,300     145,482
    Ricoh Leasing Co., Ltd......................................   424,700  12,412,737
#   Right On Co., Ltd...........................................   203,800   1,427,030
    Riken Corp..................................................   175,000   8,390,734
    Riken Keiki Co., Ltd........................................    26,000     492,659
    Riken Technos Corp.......................................... 1,080,500   5,053,932
    Riso Kagaku Corp............................................    70,164   1,164,787
    Rix Corp....................................................     1,700      22,793
#   Ryobi, Ltd..................................................   656,100  14,968,124
    Ryoden Corp.................................................   393,000   5,395,550
    Ryosan Co., Ltd.............................................    97,100   2,619,035
    Ryoyo Electro Corp..........................................    16,200     249,423
    S LINE Co., Ltd.............................................    13,500     124,529
    Sakai Chemical Industry Co., Ltd............................   499,800  12,372,017
    Sakai Heavy Industries, Ltd.................................    94,400   2,694,493
    Sakai Ovex Co., Ltd.........................................   151,400   2,358,826
    Sakata INX Corp.............................................    15,900     144,586
#   Sala Corp...................................................   477,300   2,625,911
    SAMTY Co., Ltd..............................................    30,600     397,025
    San Holdings, Inc...........................................    90,700   2,032,628
    San ju San Financial Group, Inc.............................   241,419   3,259,815
    San-Ai Oil Co., Ltd......................................... 1,140,200   9,624,560
#*  Sanden Holdings Corp........................................   691,700   4,984,369
    Sanei Architecture Planning Co., Ltd........................     2,100      29,778
    San-In Godo Bank, Ltd. (The)................................ 3,388,100  22,452,431
    Sanken Electric Co., Ltd....................................    36,900     793,374
    Sanki Engineering Co., Ltd.................................. 1,313,800  14,376,915
#   Sanko Gosei, Ltd............................................    17,100      53,669
    Sanko Metal Industrial Co., Ltd.............................    46,400   1,121,200
    Sankyo Seiko Co., Ltd.......................................   660,700   3,014,603
    Sankyo Tateyama, Inc........................................   594,100   6,607,894
    Sanoh Industrial Co., Ltd...................................   641,300   3,047,247
#   Sansei Technologies, Inc....................................     5,600      77,919
#   Sansha Electric Manufacturing Co., Ltd......................   197,600   1,674,430
    Sanshin Electronics Co., Ltd................................   131,200   2,213,138
    Sanyo Chemical Industries, Ltd..............................   195,400   9,889,915
    Sanyo Denki Co., Ltd........................................    44,500   2,094,255
#   Sanyo Engineering & Construction, Inc.......................    67,700     412,144
    Sanyo Housing Nagoya Co., Ltd...............................    79,600     678,611
    Sanyo Industries, Ltd.......................................    60,600   1,012,228
    Sanyo Special Steel Co., Ltd................................   623,300  12,498,571
    Sata Construction Co., Ltd..................................    75,700     268,398
    Sato Shoji Corp.............................................   215,600   1,815,891
#   Sawada Holdings Co., Ltd....................................    60,900     534,979
    Saxa Holdings, Inc..........................................   168,999   2,667,551
#   Scroll Corp.................................................   699,200   2,325,653
#   Seibu Electric & Machinery Co., Ltd.........................     5,500      48,348
    Seika Corp..................................................   162,900   2,002,685
    Seikitokyu Kogyo Co., Ltd...................................   623,770   3,185,791
    Seiko Holdings Corp.........................................   478,500  10,859,062
    Seikoh Giken Co., Ltd.......................................     3,900      89,582
    Sekisui Jushi Corp..........................................   356,300   6,897,775
    Sekisui Plastics Co., Ltd...................................   767,300   5,719,306

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Senshu Electric Co., Ltd....................................   121,500 $ 2,823,772
    Senshu Ikeda Holdings, Inc.................................. 4,740,300  11,778,640
    Shibaura Mechatronics Corp..................................    43,299   1,489,247
    Shibusawa Warehouse Co., Ltd. (The).........................   119,000   1,873,152
#   Shiga Bank, Ltd. (The)......................................   499,700  11,958,508
    Shikibo, Ltd................................................   333,300   3,049,319
    Shikoku Bank, Ltd. (The)....................................   646,900   5,913,976
    Shimachu Co., Ltd........................................... 1,136,800  27,489,054
    Shimane Bank, Ltd. (The)....................................    19,300     141,039
    Shimizu Bank, Ltd. (The)....................................    35,600     564,226
    Shin Nippon Air Technologies Co., Ltd.......................   268,420   4,326,722
    Shinagawa Refractories Co., Ltd.............................   152,000   4,540,688
    Shindengen Electric Manufacturing Co., Ltd..................   120,700   4,966,661
    Shin-Etsu Polymer Co., Ltd..................................   502,200   3,823,871
#   Shinko Electric Industries Co., Ltd......................... 1,842,700  16,262,216
    Shinko Shoji Co., Ltd.......................................   335,500   5,652,612
    Shinko Wire Co., Ltd........................................     5,599      50,125
    Shinmaywa Industries, Ltd................................... 1,494,400  18,452,718
    Shinnihon Corp..............................................   284,000   2,441,476
    Shinoken Group Co., Ltd.....................................    19,700     127,607
    Shinsho Corp................................................   114,699   2,744,920
    Shizuoka Gas Co., Ltd.......................................   873,100   7,088,456
    Shofu, Inc..................................................    57,800     657,342
    Showa Corp..................................................    12,300     180,665
    Sigma Koki Co., Ltd.........................................    25,700     310,214
    Sinanen Holdings Co., Ltd...................................   199,900   3,756,555
    Sintokogio, Ltd.............................................   880,262   8,282,520
    SK-Electronics Co., Ltd.....................................    25,000     398,777
    SKY Perfect JSAT Holdings, Inc.............................. 2,685,700  10,745,096
#   SMK Corp....................................................    95,699   2,215,196
    SNT Corp.................................................... 1,191,500   3,919,001
    Soda Nikka Co., Ltd.........................................   187,500     967,887
    Sodick Co., Ltd.............................................   899,600   8,126,856
    Soft99 Corp.................................................    59,100     478,886
    Soken Chemical & Engineering Co., Ltd.......................    26,500     375,433
#   Soshin Electric Co., Ltd....................................     4,200      19,758
    Space Value Holdings Co., Ltd...............................    32,800     179,204
    SPK Corp....................................................    33,418     726,243
    Starzen Co., Ltd............................................    47,500   1,716,539
    Subaru Enterprise Co., Ltd..................................    27,400   1,417,357
    Sugimoto & Co., Ltd.........................................   125,600   2,248,473
#   Suminoe Textile Co., Ltd....................................   174,900   4,716,139
    Sumitomo Densetsu Co., Ltd..................................   178,300   3,063,561
    Sumitomo Osaka Cement Co., Ltd..............................   274,299  11,177,660
    Sumitomo Precision Products Co., Ltd........................    93,316   2,603,867
    Sumitomo Riko Co., Ltd......................................   858,200   7,561,968
    Sumitomo Seika Chemicals Co., Ltd...........................    25,000     971,332
    Sumitomo Warehouse Co., Ltd. (The).......................... 1,344,000  17,238,186
    Suncall Corp................................................   174,500     953,566
    Sun-Wa Technos Corp.........................................   261,700   2,084,785
#   Suzuki Co., Ltd.............................................   116,200     719,596
    SWCC Showa Holdings Co., Ltd................................   262,500   1,826,437
    T Hasegawa Co., Ltd.........................................    97,100   1,568,964
#   T RAD Co., Ltd..............................................   195,400   4,188,607
    T&K Toka Co., Ltd...........................................   200,500   1,769,370
    Tachibana Eletech Co., Ltd..................................   378,920   5,915,608
#   Tachikawa Corp..............................................   228,700   2,601,154
    Tachi-S Co., Ltd............................................   675,100  10,413,545
    Taihei Dengyo Kaisha, Ltd...................................   370,700   8,175,738

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Taiheiyo Kouhatsu, Inc......................................   217,700 $ 1,445,056
    Taiho Kogyo Co., Ltd........................................   506,600   4,006,779
    Taiko Bank, Ltd. (The)......................................    22,600     338,239
    Takachiho Koheki Co., Ltd...................................    44,700     383,723
    Takano Co., Ltd.............................................   249,700   1,859,562
    Takaoka Toko Co., Ltd.......................................   236,644   2,742,162
    Takara Standard Co., Ltd....................................   566,152   8,618,171
    Takasago International Corp.................................   145,400   4,422,840
    Takashima & Co., Ltd........................................    30,300     464,870
#   Take And Give Needs Co., Ltd................................   269,450   3,552,754
#   TAKEBISHI Corp..............................................    16,100     199,147
    Takeei Corp.................................................   359,900   2,540,744
    Takigami Steel Construction Co., Ltd. (The).................     2,600     114,695
    Takisawa Machine Tool Co., Ltd..............................   114,000   1,600,437
    Tamron Co., Ltd.............................................    53,700   1,051,470
    Tamura Corp.................................................   183,148   1,137,780
#   Tanabe Engineering Corp.....................................    31,300     220,223
    Tatsuta Electric Wire and Cable Co., Ltd....................   453,600   1,992,172
    Tayca Corp..................................................   184,200   4,158,769
    Tbk Co., Ltd................................................   680,800   2,487,760
    TECHNO ASSOCIE Co., Ltd.....................................   174,700   1,699,701
#   Techno Ryowa, Ltd...........................................   225,570   1,672,605
    Techno Smart Corp...........................................     2,700      22,513
    Teikoku Tsushin Kogyo Co., Ltd..............................   164,900   1,809,605
    Tekken Corp.................................................   119,500   3,124,535
    Tenma Corp..................................................   452,600   8,412,454
*   Tenryu Saw Manufacturing Co., Ltd...........................     1,000      29,022
    Teraoka Seisakusho Co., Ltd.................................    86,800     403,023
    Terasaki Electric Co., Ltd..................................    13,100     108,469
#   Tigers Polymer Corp.........................................   316,200   1,721,402
    Toa Corp....................................................   165,900   1,825,487
    Toa Corp....................................................   298,000   4,280,784
    Toa Oil Co., Ltd............................................   137,000   2,212,042
    TOA ROAD Corp...............................................   124,100   3,179,561
    Toabo Corp..................................................    79,300     328,073
    Toagosei Co., Ltd........................................... 1,584,200  17,294,113
    Tobishima Corp..............................................    84,300   1,079,109
    Tochigi Bank, Ltd. (The)....................................   642,399   1,302,480
#   Toda Kogyo Corp.............................................    84,998   1,701,593
    Toei Co., Ltd...............................................     7,700     999,931
    Toenec Corp.................................................   229,300   6,367,259
#   Togami Electric Manufacturing Co., Ltd......................    13,000     175,959
    Toho Acetylene Co., Ltd.....................................    19,200     242,720
    Toho Bank, Ltd. (The)....................................... 5,139,500  13,335,523
    Toho Co., Ltd...............................................     9,600     189,633
    Toho Holdings Co., Ltd......................................   144,400   3,383,432
    Toho Zinc Co., Ltd..........................................   203,300   5,321,609
#   Tohoku Bank, Ltd. (The).....................................   183,799   1,789,763
    Tohoku Steel Co., Ltd.......................................    14,100     176,632
    Tohokushinsha Film Corp.....................................     8,000      42,210
    Tohto Suisan Co., Ltd.......................................    75,700   1,580,461
    Tokai Lease Co., Ltd........................................    61,799     901,400
    Tokai Rika Co., Ltd.........................................   870,000  15,106,917
    Tokai Tokyo Financial Holdings, Inc......................... 1,097,600   3,647,580
    Tokushu Tokai Paper Co., Ltd................................   194,522   7,187,964
    Tokyo Dome Corp.............................................   813,800   8,082,428
    Tokyo Electron Device, Ltd..................................   203,700   3,551,948
    Tokyo Energy & Systems, Inc.................................   718,900   6,204,479
#   Tokyo Keiki, Inc............................................   334,276   3,332,974

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Tokyo Printing Ink Manufacturing Co., Ltd...................     3,600 $    82,282
#   Tokyo Radiator Manufacturing Co., Ltd.......................    39,400     317,998
#   Tokyo Rope Manufacturing Co., Ltd...........................   111,100   1,093,965
    Tokyo Sangyo Co., Ltd.......................................   576,200   2,661,148
    Tokyo Tekko Co., Ltd........................................   138,500   1,533,027
    Tokyu Recreation Co., Ltd...................................    35,366   1,579,903
    Toli Corp................................................... 1,230,200   2,880,442
    Tomato Bank, Ltd............................................   146,600   1,406,477
    Tomen Devices Corp..........................................    18,800     403,061
    Tomoe Corp..................................................   916,200   2,957,400
    Tomoe Engineering Co., Ltd..................................   122,700   2,701,884
    Tomoku Co., Ltd.............................................   304,900   4,852,066
    TOMONY Holdings, Inc........................................ 3,401,200  12,378,593
    Tonami Holdings Co., Ltd....................................   163,000   8,956,959
    Toppan Forms Co., Ltd.......................................   904,600   8,272,975
    Topre Corp..................................................    81,000   1,519,415
    Topy Industries, Ltd........................................   537,400  12,436,594
    Torex Semiconductor, Ltd....................................     9,400     110,197
    Torigoe Co., Ltd. (The).....................................    63,000     434,082
    Torii Pharmaceutical Co., Ltd...............................   215,800   4,289,586
    Torishima Pump Manufacturing Co., Ltd.......................    20,300     184,335
    Tosei Corp..................................................   559,700   4,654,656
#   Toshiba Machine Co., Ltd....................................   163,000   3,727,560
    Tottori Bank, Ltd. (The)....................................    64,999     825,271
    Towa Bank, Ltd. (The).......................................   698,400   4,479,818
    Towa Corp...................................................   121,408   1,010,267
    Toyo Construction Co., Ltd.................................. 1,553,400   5,722,616
    Toyo Corp...................................................   196,500   1,602,780
#   Toyo Denki Seizo K.K........................................   157,850   2,161,489
    Toyo Ink SC Holdings Co., Ltd...............................   728,600  17,458,144
    Toyo Kanetsu K.K............................................    42,000     800,933
    Toyo Logistics Co., Ltd.....................................    40,900     116,799
    Toyo Machinery & Metal Co., Ltd.............................   242,900   1,365,581
    Toyo Securities Co., Ltd.................................... 1,140,200   1,331,001
    Toyo Tanso Co., Ltd.........................................   261,400   5,187,881
    Toyo Wharf & Warehouse Co., Ltd.............................   114,899   1,541,311
    Toyobo Co., Ltd............................................. 1,372,300  17,906,190
    TPR Co., Ltd................................................    59,000   1,163,033
    Trinity Industrial Corp.....................................     5,100      32,095
    TSI Holdings Co., Ltd....................................... 1,952,420  12,141,709
    Tsubakimoto Chain Co........................................   380,200  14,171,832
#   Tsubakimoto Kogyo Co., Ltd..................................    27,300     895,111
#   Tsudakoma Corp..............................................    80,100   1,370,221
#   Tsukada Global Holdings, Inc................................   302,900   1,654,962
    Tsukishima Kikai Co., Ltd...................................   363,300   4,766,557
    Tsukuba Bank, Ltd........................................... 1,337,867   2,362,288
    Tsurumi Manufacturing Co., Ltd..............................   250,300   4,486,091
    Tsutsumi Jewelry Co., Ltd...................................    93,900   1,530,406
    TV Asahi Holdings Corp......................................   319,100   5,631,388
    Tv Tokyo Holdings Corp......................................   304,800   6,424,443
#   TYK Corp....................................................   671,800   2,232,621
#   UACJ Corp...................................................   953,199  19,281,171
    Uchida Yoko Co., Ltd........................................   276,900   8,838,704
    Uchiyama Holdings Co., Ltd..................................     9,300      40,711
    Ueki Corp...................................................    18,700     392,473
    Uniden Holdings Corp........................................   125,099   2,762,633
    UNIMAT Retirement Community Co., Ltd........................     3,400      55,932
    Unipres Corp................................................   862,400  13,327,913
    United Super Markets Holdings, Inc..........................   379,100   3,427,191

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
JAPAN -- (Continued)
    Ushio, Inc.................................................. 1,917,200 $   23,307,008
    Utoc Corp...................................................   106,200        518,801
#   Vital KSK Holdings, Inc.....................................   438,215      4,181,318
    Wacoal Holdings Corp........................................   461,900     11,407,961
    Wakachiku Construction Co., Ltd.............................   197,300      2,536,967
    Wakita & Co., Ltd...........................................   951,100      9,990,553
    Warabeya Nichiyo Holdings Co., Ltd..........................   275,500      4,431,335
    Wood One Co., Ltd...........................................   103,400      1,009,337
    Xebio Holdings Co., Ltd.....................................   664,600      6,996,797
#   YAC Holdings Co., Ltd.......................................   226,600      1,771,103
    Yachiyo Industry Co., Ltd...................................   105,700        718,026
    Yagi & Co., Ltd.............................................     1,100         14,837
    Yahagi Construction Co., Ltd................................   154,000      1,080,323
#   Yaizu Suisankagaku Industry Co., Ltd........................    82,100        820,289
    YAMABIKO Corp...............................................   207,896      2,056,328
    Yamagata Bank, Ltd. (The)...................................   390,300      6,290,119
    Yamanashi Chuo Bank, Ltd. (The).............................   345,700      4,055,418
    Yamatane Corp...............................................   280,299      4,081,627
#   Yamato Corp.................................................   359,300      1,683,293
    Yamato International, Inc...................................    73,100        274,130
    Yamaya Corp.................................................    36,600        704,938
    Yamazawa Co., Ltd...........................................     8,400        122,100
    Yasuda Logistics Corp.......................................   289,400      2,245,357
    Yellow Hat, Ltd.............................................   448,200      5,671,680
    Yodogawa Steel Works, Ltd...................................   504,800      9,631,467
    Yokogawa Bridge Holdings Corp...............................   296,200      4,819,715
    Yokohama Reito Co., Ltd..................................... 1,276,300     10,109,076
    Yondenko Corp...............................................    84,750      2,013,233
    Yorozu Corp.................................................   550,900      8,023,481
#   Yotai Refractories Co., Ltd.................................   322,600      1,516,849
#   Yuasa Funashoku Co., Ltd....................................    62,499      2,077,169
#   Yuken Kogyo Co., Ltd........................................    50,000        782,767
    Yurtec Corp................................................. 1,264,800      8,925,545
    Yushiro Chemical Industry Co., Ltd..........................   180,500      2,159,914
    Yutaka Giken Co., Ltd.......................................     7,100        117,585
    Zaoh Co., Ltd...............................................    13,600        164,148
#   Zenitaka Corp. (The)........................................    48,400      2,321,949
                                                                           --------------
TOTAL JAPAN.....................................................            3,342,221,086
                                                                           --------------
NETHERLANDS -- (2.9%)
#   Accell Group NV.............................................    71,772      2,046,417
    APERAM SA................................................... 1,534,555     47,342,277
#   Arcadis NV.................................................. 1,115,312     21,074,471
    ASM International NV........................................   348,529     23,762,494
    ASR Nederland NV............................................ 1,361,979     60,599,950
#*  Beter Bed Holding NV........................................   108,600        532,532
    BinckBank NV................................................ 1,164,022      8,260,009
#   Boskalis Westminster........................................ 2,428,813     66,658,949
*   Heijmans NV.................................................   459,884      5,221,513
    Hunter Douglas NV...........................................     3,918        276,798
    KAS Bank NV.................................................   369,082      5,163,333
    Kendrion NV.................................................     3,720         91,308
#   Koninklijke BAM Groep NV.................................... 8,847,065     43,203,932
*   Lucas Bols NV...............................................    36,812        640,803
#   Ordina NV................................................... 3,279,389      7,021,160
    SBM Offshore NV............................................. 5,272,467     97,838,067
#   Signify NV..................................................   969,681     29,099,578

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
NETHERLANDS -- (Continued)
    Van Lanschot Kempen NV......................................     33,985 $    884,965
                                                                            ------------
TOTAL NETHERLANDS...............................................             419,718,556
                                                                            ------------
NEW ZEALAND -- (0.4%)
    Abano Healthcare Group, Ltd.................................     17,298       52,711
    Air New Zealand, Ltd........................................  3,814,435    6,830,810
#   Arvida Group, Ltd...........................................    755,493      656,325
    Chorus, Ltd.................................................  6,830,328   27,336,868
    Colonial Motor Co., Ltd. (The)..............................    240,545    1,353,925
#   Comvita, Ltd................................................     35,441       98,456
    Heartland Group Holdings, Ltd...............................  2,149,646    2,228,357
    Kathmandu Holdings, Ltd.....................................    925,184    1,452,801
    Metlifecare, Ltd............................................    878,292    2,902,175
#   Metro Performance Glass, Ltd................................    136,038       38,162
    Millennium & Copthorne Hotels New Zealand, Ltd..............    838,561    1,581,004
    NEW Zealand King Salmon Investments, Ltd....................     15,317       30,385
    New Zealand Refining Co., Ltd. (The)........................  2,291,006    3,184,561
    NZME, Ltd...................................................     36,579       13,421
    NZME, Ltd...................................................  1,169,418      428,785
    Oceania Healthcare, Ltd.....................................    115,106       82,337
#   PGG Wrightson, Ltd..........................................  2,351,265      831,772
*   Rubicon, Ltd................................................    842,745      109,376
    Sanford, Ltd................................................  1,015,626    4,628,365
    SKY Network Television, Ltd.................................    293,330      239,363
    SKYCITY Entertainment Group, Ltd............................      6,476       17,648
#   Summerset Group Holdings, Ltd...............................    456,200    1,710,079
    Tourism Holdings, Ltd.......................................      9,927       26,797
#*  TOWER, Ltd..................................................    292,701      152,307
    Warehouse Group, Ltd. (The).................................    631,200      901,710
                                                                            ------------
TOTAL NEW ZEALAND...............................................              56,888,500
                                                                            ------------
NORWAY -- (1.0%)
#*  Akastor ASA.................................................  1,419,080    2,194,334
*   Aker Solutions ASA..........................................    221,671    1,138,056
    American Shipping Co. ASA...................................    783,459    3,102,664
#*  Archer, Ltd.................................................  2,208,948    1,423,382
    Austevoll Seafood ASA.......................................    468,861    5,462,167
#*  Avance Gas Holding, Ltd.....................................  1,415,204    4,036,103
#*  Axactor SE..................................................    993,286    2,424,143
#   B2Holding ASA...............................................  1,378,524    2,133,252
    Bonheur ASA.................................................    512,412    8,224,396
#*  BW LPG, Ltd.................................................  2,806,923   12,921,899
*   BW Offshore, Ltd............................................  3,388,782   18,893,904
#*  DOF ASA.....................................................  3,601,298    1,978,521
#*  FLEX LNG, Ltd...............................................    356,827    4,914,861
#*  Frontline, Ltd..............................................    821,369    6,821,797
#   Hoegh LNG Holdings, Ltd.....................................    166,817      759,321
#*  Kongsberg Automotive ASA.................................... 10,038,370    9,220,183
    Kvaerner ASA................................................  4,608,584    6,415,411
#   Ocean Yield ASA.............................................    932,321    7,085,720
#*  Odfjell Drilling, Ltd.......................................  1,994,911    6,917,666
    Odfjell SE, Class A.........................................    268,737      880,009
#*  Otello Corp. ASA............................................    617,813    1,065,635
*   Petroleum Geo-Services ASA..................................  7,821,062   17,361,203
*   Prosafe SE..................................................    145,586      274,443
    Sbanken ASA.................................................    216,826    2,134,185
    Selvaag Bolig ASA...........................................    324,631    1,843,015
    Stolt-Nielsen, Ltd..........................................    566,014    7,094,310

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
NORWAY -- (Continued)
    Treasure ASA................................................       9,420 $     15,579
#   Wallenius Wilhelmsen ASA....................................      66,602      236,515
    Wilh Wilhelmsen Holding ASA, Class A........................     274,080    4,953,467
#   XXL ASA.....................................................     995,801    3,039,583
                                                                             ------------
TOTAL NORWAY....................................................              144,965,724
                                                                             ------------
PORTUGAL -- (0.4%)
*   Banco Comercial Portugues SA, Class R....................... 117,922,805   33,100,092
    Corticeira Amorim SGPS SA...................................   1,181,630   14,239,724
    Sonae Capital SGPS SA.......................................   1,284,054    1,314,964
    Sonae SGPS SA...............................................   3,639,126    4,060,074
                                                                             ------------
TOTAL PORTUGAL..................................................               52,714,854
                                                                             ------------
SINGAPORE -- (0.9%)
    Accordia Golf Trust.........................................   6,949,200    3,093,383
    Amara Holdings, Ltd.........................................      36,600       13,453
*   ASL Marine Holdings, Ltd....................................      73,550        3,409
#   Banyan Tree Holdings, Ltd...................................   2,838,900    1,190,338
    Bonvests Holdings, Ltd......................................   1,303,080    1,244,631
#   Chip Eng Seng Corp., Ltd....................................   9,864,198    5,766,505
    Chuan Hup Holdings, Ltd.....................................   7,311,300    1,963,644
    Delong Holdings, Ltd........................................     205,700      924,237
    Elec & Eltek International Co., Ltd.........................      35,900       49,450
#*  Ezra Holdings, Ltd..........................................  19,865,110      150,847
#   Far East Orchard, Ltd.......................................   5,078,142    4,745,100
    First Sponsor Group, Ltd....................................     980,255      923,770
#   Frencken Group, Ltd.........................................     981,500      477,283
    Fu Yu Corp., Ltd............................................   5,576,000      882,144
    GK Goh Holdings, Ltd........................................   2,292,274    1,432,733
    GL, Ltd.....................................................     536,200      313,473
    Golden Agri-Resources, Ltd..................................  15,907,200    3,382,219
#   GP Industries, Ltd..........................................   2,112,708      900,623
#   GuocoLand, Ltd..............................................   2,401,000    3,443,658
    Halcyon Agri Corp., Ltd.....................................     124,377       47,550
    Hanwell Holdings, Ltd.......................................   4,792,243      917,323
    Haw Par Corp., Ltd..........................................     203,600    2,171,064
    Hiap Hoe, Ltd...............................................      65,300       41,088
    Ho Bee Land, Ltd............................................   6,587,800   12,356,685
    Hong Fok Corp., Ltd.........................................   8,068,560    5,258,991
#*  Hong Leong Asia, Ltd........................................   2,563,400    1,055,977
#   Hong Leong Finance, Ltd.....................................     649,100    1,327,312
#   Hotel Grand Central, Ltd....................................   3,113,788    3,149,113
    Hour Glass, Ltd. (The)......................................   1,108,260      639,476
    Hutchison Port Holdings Trust...............................  11,416,500    2,681,839
#*  Hyflux, Ltd.................................................   6,643,700      168,088
    Indofood Agri Resources, Ltd................................     423,200       87,196
    InnoTek, Ltd................................................   2,262,200      929,298
    Isetan Singapore, Ltd.......................................     154,200      354,605
*   Keppel Telecommunications & Transportation, Ltd.............      20,100       28,227
    Koh Brothers Group, Ltd.....................................     998,400      180,367
#   Lian Beng Group, Ltd........................................   7,072,400    2,729,896
    Low Keng Huat Singapore, Ltd................................     265,400      107,390
    Lum Chang Holdings, Ltd.....................................   1,565,200      408,920
#   Metro Holdings, Ltd.........................................  10,185,160    7,717,185
    Mewah International, Inc....................................      95,000       19,531
#*  Midas Holdings, Ltd.........................................  29,857,700      790,293
#   NSL, Ltd....................................................     498,000      428,188
#   OUE, Ltd....................................................   4,393,100    5,687,128

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SINGAPORE -- (Continued)
    Oxley Holdings, Ltd.........................................    317,600 $     75,724
    Pacific Century Regional Developments, Ltd..................     70,600       18,955
    QAF, Ltd....................................................  3,624,108    2,239,300
*   Raffles Education Corp., Ltd................................  3,822,490      258,966
    RHT Health Trust............................................    631,200        8,349
#   SIIC Environment Holdings, Ltd..............................  4,515,600    1,031,042
    Sinarmas Land, Ltd..........................................    324,500       62,052
#   Sing Holdings, Ltd..........................................  1,278,100      375,317
#   Sing Investments & Finance, Ltd.............................    144,600      158,612
    Singapore Reinsurance Corp., Ltd............................  2,999,110      650,318
    Singapura Finance, Ltd......................................    210,000      147,496
#*  Sino Grandness Food Industry Group, Ltd.....................  5,888,954      212,493
#   Stamford Land Corp., Ltd....................................  3,811,600    1,372,050
    Straits Trading Co., Ltd....................................     19,600       32,592
#   Sunningdale Tech, Ltd.......................................  2,855,680    2,816,419
*   SunVic Chemical Holdings, Ltd...............................  3,557,700       57,547
#*  Swiber Holdings, Ltd........................................ 10,918,800      163,770
*   Tiong Woon Corp. Holding, Ltd...............................  2,080,150      404,562
#   Tuan Sing Holdings, Ltd..................................... 18,267,906    5,237,937
#   United Engineers, Ltd.......................................  9,133,632   16,995,378
    United Industrial Corp., Ltd................................  3,275,821    7,629,684
    UOB-Kay Hian Holdings, Ltd..................................     85,200       79,625
*   Vibrant Group, Ltd..........................................    537,670       54,105
    Wee Hur Holdings, Ltd.......................................    417,500       69,058
    Wing Tai Holdings, Ltd......................................  9,837,754   14,846,141
#   Yeo Hiap Seng, Ltd..........................................    381,556      276,583
                                                                            ------------
TOTAL SINGAPORE.................................................             135,457,705
                                                                            ------------
SPAIN -- (2.5%)
    Acciona SA..................................................    808,315   93,749,013
    Acerinox SA.................................................  4,586,964   47,775,309
*   Adveo Group International SA................................     15,262        6,227
    Alantra Partners SA.........................................     37,365      649,312
    Applus Services SA..........................................    626,069    7,867,750
    Atresmedia Corp. de Medios de Comunicacion SA...............    128,771      695,534
    Azkoyen SA..................................................     13,778      122,610
    Construcciones y Auxiliar de Ferrocarriles SA...............    256,048   12,075,690
*   Deoleo SA...................................................      4,021          253
#   Ebro Foods SA...............................................  1,812,632   38,260,996
#*  eDreams ODIGEO SA...........................................  1,406,101    4,931,213
    Elecnor SA..................................................     76,912    1,020,018
    Enagas SA...................................................    202,701    5,782,117
    Ence Energia y Celulosa SA..................................  3,141,367   16,926,632
    Ercros SA...................................................  3,461,145   11,814,185
    Euskaltel SA................................................  1,133,036   10,646,469
*   Fluidra SA..................................................     38,574      422,009
    Grupo Catalana Occidente SA.................................    598,544   22,591,015
    Iberpapel Gestion SA........................................    116,627    4,043,933
*   Liberbank SA................................................ 10,431,157    4,627,493
    Melia Hotels International SA...............................  2,449,562   24,279,504
#   Miquel y Costas & Miquel SA.................................     96,842    1,718,396
#*  Natra SA....................................................    440,659      443,823
#   Obrascon Huarte Lain SA.....................................    322,606      395,033
    Parques Reunidos Servicios Centrales SAU, Class C...........     36,156      562,539
    Prim SA.....................................................        931       11,750
*   Quabit Inmobiliaria SA......................................  1,142,945    1,574,843
#   Sacyr S.A................................................... 12,770,180   31,351,791
*   Talgo SA....................................................    456,387    3,014,786
    Telepizza Group SA..........................................    528,062    3,560,414

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SPAIN -- (Continued)
#   Tubacex SA.................................................. 2,473,394 $  7,688,357
    Unicaja Banco SA............................................   415,915      479,274
*   Vocento SA..................................................   704,269    1,105,773
                                                                           ------------
TOTAL SPAIN.....................................................            360,194,061
                                                                           ------------
SWEDEN -- (2.4%)
*   AcadeMedia AB...............................................   556,260    3,165,388
    AddNode Group AB............................................    19,988      304,205
    AF POYRY AB, Class B........................................   206,832    3,858,668
#   Alimak Group AB.............................................   148,716    2,494,471
    Arjo AB, Class B............................................ 1,893,196    7,027,981
    Attendo AB..................................................   190,094    1,035,810
    BE Group AB.................................................     1,347        6,016
*   Beijer Electronics Group AB.................................    12,432       71,277
    Bergman & Beving AB.........................................   421,778    4,501,439
    Besqab AB...................................................       986        9,195
    Betsson AB..................................................   172,722    1,311,091
    Bilia AB, Class A...........................................   452,815    3,886,032
#   BillerudKorsnas AB.......................................... 1,444,694   19,638,974
    Bjorn Borg AB...............................................    51,652      153,993
    Bonava AB...................................................     6,086       77,037
    Bonava AB, Class B..........................................   892,455   11,364,993
    Bufab AB....................................................     3,441       39,021
#   Bulten AB...................................................   406,712    3,439,059
    Bure Equity AB.............................................. 1,064,668   19,793,151
#*  Byggmax Group AB............................................   729,496    3,259,988
#   Clas Ohlson AB, Class B.....................................    91,166      757,372
    Cloetta AB, Class B......................................... 4,666,532   14,252,869
*   Collector AB................................................    54,913      306,725
#   Dometic Group AB............................................ 1,834,214   16,756,936
*   Doro AB.....................................................   357,632    1,429,082
#   Duni AB.....................................................   504,801    6,232,234
    Eastnine AB.................................................    23,820      271,788
#   Elanders AB, Class B........................................   103,183      972,180
#*  Eltel AB....................................................    13,807       27,551
    Granges AB.................................................. 1,502,404   16,312,311
    Gunnebo AB..................................................   657,877    1,743,239
    Haldex AB................................................... 1,146,060    8,811,852
#   Hoist Finance AB............................................ 1,411,440    6,423,206
    Holmen AB, Class B..........................................   301,811    6,347,088
    Humana AB...................................................   124,436      787,195
*   International Petroleum Corp................................   836,077    4,356,064
    Inwido AB...................................................   923,620    6,096,880
#   ITAB Shop Concept AB, Class B...............................   121,363      298,340
#   JM AB....................................................... 1,523,450   29,019,036
    KappAhl AB.................................................. 1,376,842    2,518,415
    KNOW IT AB..................................................    63,186    1,488,961
    Lindab International AB..................................... 1,695,972   19,130,509
#   Mekonomen AB................................................   777,666    5,682,600
    Momentum Group AB, Class B..................................   403,371    4,170,703
#*  Net Insight AB, Class B..................................... 1,338,744      293,357
    New Wave Group AB, Class B.................................. 1,540,932   11,097,207
    Nobia AB....................................................    92,666      582,308
#   Nordic Waterproofing Holding A.S............................   140,702    1,358,535
    Opus Group AB............................................... 5,192,826    2,734,221
    Peab AB..................................................... 3,902,987   35,700,536
    Pricer AB, Class B.......................................... 1,047,423    1,356,043
    Ratos AB, Class B........................................... 3,203,276    7,276,724
#*  Recipharm AB, Class B.......................................   594,558    8,505,436

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SWEDEN -- (Continued)
    Resurs Holding AB........................................... 1,405,974 $  8,703,597
    Rottneros AB................................................ 1,289,096    1,959,540
*   SAS AB...................................................... 6,414,360   11,698,719
    Scandic Hotels Group AB..................................... 1,123,941   10,462,898
    Semcon AB...................................................   253,375    1,545,111
    Systemair AB................................................    52,999      641,810
    VBG Group AB, Class B.......................................    31,018      508,807
                                                                           ------------
TOTAL SWEDEN....................................................            344,055,774
                                                                           ------------
SWITZERLAND -- (3.8%)
    Allreal Holding AG..........................................   270,723   43,200,039
*   Alpiq Holding AG............................................     7,372      511,073
    ALSO Holding AG.............................................    63,881    8,016,410
#   ams AG......................................................    94,997    4,010,038
#   Arbonia AG..................................................   918,631    9,919,096
#   Autoneum Holding AG.........................................    34,143    4,520,463
    Banque Cantonale de Geneve..................................    31,807    6,276,417
#   Banque Cantonale du Jura SA.................................     7,739      431,920
    Banque Cantonale Vaudoise...................................     9,166    7,237,234
    Bell Food Group AG..........................................    35,207   10,140,631
    Bellevue Group AG...........................................   111,176    2,196,612
#   Berner Kantonalbank AG......................................    34,639    8,094,379
#   Bobst Group SA..............................................   102,017    7,323,275
    Bucher Industries AG........................................    25,802    8,752,071
    Calida Holding AG...........................................    29,362      910,540
    Carlo Gavazzi Holding AG....................................     7,672    1,976,248
#   Cham Group AG...............................................     9,993    4,087,588
    Cicor Technologies, Ltd.....................................    16,649      971,266
    Cie Financiere Tradition SA.................................    18,898    2,007,283
    Coltene Holding AG..........................................    35,590    3,508,543
    Conzzeta AG.................................................    19,144   16,509,058
*   Dottikon Es Holding AG......................................       241      104,998
#   EFG International AG........................................ 1,171,755    8,808,980
    Emmi AG.....................................................    17,990   15,871,656
    Energiedienst Holding AG....................................     8,976      270,383
#   Feintool International Holding AG...........................    27,583    1,992,048
*   GAM Holding AG.............................................. 3,429,251   14,224,602
    Gurit Holding AG............................................     9,676   10,439,576
    Helvetia Holding AG.........................................   124,493   79,112,059
#*  HOCHDORF Holding AG.........................................    10,843    1,466,066
    Huber & Suhner AG...........................................   179,049   14,318,069
    Hypothekarbank Lenzburg AG..................................         5       22,182
#   Implenia AG.................................................   316,288    9,954,669
    Investis Holding SA.........................................     2,505      164,128
    Jungfraubahn Holding AG.....................................    30,693    4,356,655
#   Kudelski SA.................................................   236,622    1,506,069
*   Lastminute.com NV...........................................     8,956      186,153
    Liechtensteinische Landesbank AG............................   157,701   10,756,526
    Luzerner Kantonalbank AG....................................    15,952    7,433,677
    Metall Zug AG...............................................     1,126    2,964,913
    Mikron Holding AG...........................................    10,500       81,961
    Mobimo Holding AG...........................................    92,483   21,325,625
    OC Oerlikon Corp. AG........................................   545,621    7,130,782
*   Orascom Development Holding AG..............................    44,754      724,767
    Orell Fuessli Holding AG....................................       244       23,237
    Orior AG....................................................    87,293    6,661,293
    Phoenix Mecano AG...........................................     6,359    2,974,095
    Plazza AG, Class A..........................................    11,399    2,798,010
    Rieter Holding AG...........................................    21,419    3,095,957

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SWITZERLAND -- (Continued)
*   Schmolz + Bickenbach AG..................................... 10,133,574 $  4,670,325
    Schweiter Technologies AG...................................      6,731    6,539,240
    Siegfried Holding AG........................................     64,976   24,652,636
    St Galler Kantonalbank AG...................................     42,894   19,416,066
    Swissquote Group Holding SA. ...............................    123,878    4,852,389
    Tamedia AG..................................................     21,523    2,279,710
    Thurgauer Kantonalbank......................................     11,153    1,187,111
#   Tornos Holding AG...........................................     19,096      149,963
#   u-blox Holding AG...........................................     42,527    3,569,235
    Valiant Holding AG..........................................    178,373   20,003,015
#   Valora Holding AG...........................................     87,466   22,262,880
    Vaudoise Assurances Holding SA..............................     22,805   11,437,900
    Vetropack Holding AG........................................      2,493    5,429,545
    Vontobel Holding AG.........................................    238,135   14,042,790
    VP Bank AG..................................................     62,822    9,154,891
    Walliser Kantonalbank.......................................     12,249    1,418,018
    Zehnder Group AG............................................    192,774    6,636,299
    Zug Estates Holding AG, Class B.............................        562    1,001,377
    Zuger Kantonalbank AG.......................................        159      968,312
                                                                            ------------
TOTAL SWITZERLAND...............................................             539,041,022
                                                                            ------------
UNITED KINGDOM -- (15.9%)
*   Acacia Mining P.L.C.........................................  4,272,642    8,187,146
    Aggreko P.L.C...............................................  4,276,442   47,674,741
    Alliance Pharma P.L.C.......................................    269,411      275,282
*   Amerisur Resources P.L.C....................................    406,251       68,118
    Anglo Pacific Group P.L.C...................................  1,867,137    5,198,093
    Anglo-Eastern Plantations P.L.C.............................    260,262    1,790,321
    Arrow Global Group P.L.C....................................     54,669      137,462
    Babcock International Group P.L.C...........................  4,419,422   30,337,785
    Balfour Beatty P.L.C........................................  2,064,222    6,776,250
    Bank of Georgia Group P.L.C.................................    583,056   13,086,127
    BBA Aviation P.L.C..........................................  4,436,817   15,766,771
    BCA Marketplace P.L.C.......................................    344,711      927,993
    Beazley P.L.C...............................................  2,640,355   19,895,416
    Begbies Traynor Group P.L.C.................................     34,950       27,343
    Bellway P.L.C...............................................  3,238,330  131,500,270
    Biffa P.L.C.................................................    256,271      793,681
    Bloomsbury Publishing P.L.C.................................    540,852    1,675,724
    Bodycote P.L.C..............................................  2,964,545   33,212,714
    Bovis Homes Group P.L.C.....................................  4,767,183   69,118,189
    Camellia P.L.C..............................................        375       53,144
*   Carclo P.L.C................................................     33,236       10,279
    CareTech Holdings P.L.C.....................................     81,825      356,235
    Carr's Group P.L.C..........................................    570,640    1,091,383
    Castings P.L.C..............................................    451,903    2,118,789
    Centamin P.L.C.............................................. 33,912,862   39,268,148
    Central Asia Metals P.L.C...................................     76,823      228,665
    Charles Stanley Group P.L.C.................................      3,600       13,767
    Charles Taylor P.L.C........................................     17,036       51,883
    Chemring Group P.L.C........................................  3,723,410    7,471,101
    Chesnara P.L.C..............................................  1,180,136    5,649,975
    Cineworld Group P.L.C.......................................  4,686,454   19,447,387
    Clarkson P.L.C..............................................     42,396    1,436,053
    Close Brothers Group P.L.C..................................  2,938,517   59,578,070
    CMC Markets P.L.C...........................................    517,625      528,962
    Computacenter P.L.C.........................................    396,599    6,249,556
    Consort Medical P.L.C.......................................      1,874       22,580
    Countryside Properties P.L.C................................     27,688      122,644

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
UNITED KINGDOM -- (Continued)
*   Countrywide P.L.C...........................................  1,184,147 $    100,368
    Crest Nicholson Holdings P.L.C..............................  5,421,903   27,254,446
    CYBG P.L.C.................................................. 11,931,133   31,658,574
    Daejan Holdings P.L.C.......................................      3,166      239,736
    Daily Mail & General Trust P.L.C............................    307,380    2,636,687
    Dart Group P.L.C............................................     60,870      740,401
    Debenhams P.L.C.............................................     90,397        2,157
    DFS Furniture P.L.C.........................................    346,452    1,136,575
*   Dialight P.L.C..............................................      4,829       30,999
    DiscoverIE Group P.L.C......................................  1,109,459    6,162,881
    Dixons Carphone P.L.C....................................... 12,327,084   23,369,863
    Drax Group P.L.C............................................  6,723,194   29,943,489
*   EI Group P.L.C.............................................. 15,351,269   42,578,752
*   Eland Oil & Gas P.L.C.......................................    150,395      245,500
    Elementis P.L.C.............................................  2,740,006    5,824,989
*   EnQuest P.L.C............................................... 31,166,474    8,692,764
    Entertainment One, Ltd......................................  1,700,326   10,590,576
    Epwin Group P.L.C...........................................     78,665       84,378
    Equiniti Group P.L.C........................................  1,297,820    3,637,853
    Essentra P.L.C..............................................  1,129,099    6,227,046
    Euromoney Institutional Investor P.L.C......................     85,736    1,374,683
*   Firstgroup P.L.C............................................ 25,904,599   37,376,085
    Flowtech Fluidpower P.L.C...................................     60,752      109,688
*   Foxtons Group P.L.C.........................................    583,437      513,302
    Fuller Smith & Turner P.L.C., Class A.......................     10,686      160,712
    Future P.L.C................................................     50,509      558,324
    Galliford Try P.L.C.........................................  2,546,202   18,048,885
*   Gem Diamonds, Ltd...........................................    303,383      356,322
*   Genel Energy P.L.C..........................................    945,621    2,844,855
*   Georgia Capital P.L.C.......................................    524,643    6,922,369
    Grafton Group P.L.C.........................................  5,338,210   61,525,374
#   Grainger P.L.C..............................................  2,192,130    7,209,156
    Greencore Group P.L.C.......................................  1,150,656    3,451,876
    Greene King P.L.C...........................................  9,040,744   75,715,316
*   Gulf Keystone Petroleum, Ltd................................  2,014,292    6,680,524
*   Gulf Marine Services P.L.C..................................    709,162      113,454
    GVC Holdings P.L.C..........................................  2,725,348   23,256,628
    H&T Group P.L.C.............................................     11,176       45,904
    Halfords Group P.L.C........................................  4,535,510   13,836,194
    Hargreaves Services P.L.C...................................      6,506       25,150
    Headlam Group P.L.C.........................................    150,830      844,835
    Helical P.L.C...............................................  1,122,390    5,044,645
    Henry Boot P.L.C............................................  1,271,673    4,655,557
    Highland Gold Mining, Ltd...................................    677,398    1,451,252
    Hiscox, Ltd.................................................  5,112,603  111,826,369
    Hochschild Mining P.L.C.....................................  2,060,323    5,011,170
    Hostelworld Group P.L.C.....................................     65,341      211,456
    Hunting P.L.C...............................................  2,763,292   21,236,599
    Huntsworth P.L.C............................................  2,355,647    2,740,134
    Inchcape P.L.C..............................................  3,964,027   31,824,835
    Intermediate Capital Group P.L.C............................    368,930    5,701,257
    International Personal Finance P.L.C........................  2,220,471    5,290,214
#   Interserve P.L.C............................................    284,001       22,220
    John Laing Group P.L.C......................................  2,296,895   11,531,921
    John Wood Group P.L.C.......................................  3,177,409   19,479,900
    Just Group P.L.C............................................  4,689,555    4,189,266
    Keller Group P.L.C..........................................  1,620,794   14,881,757
    Kier Group P.L.C............................................    665,840    3,268,251
    Kin & Carta P.L.C...........................................     37,243       53,031

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
UNITED KINGDOM -- (Continued)
*   Lamprell P.L.C..............................................  1,148,030 $   991,927
    Lancashire Holdings, Ltd....................................  3,813,772  34,268,428
    Lookers P.L.C...............................................  2,646,575   3,125,717
    Low & Bonar P.L.C...........................................    202,479      41,136
    LSL Property Services P.L.C.................................     30,026     104,409
    Majestic Wine P.L.C.........................................     21,881      73,415
    Man Group P.L.C............................................. 18,646,020  38,207,089
    Marshalls P.L.C.............................................    687,789   5,789,091
    Marston's P.L.C............................................. 14,496,012  19,241,429
    McCarthy & Stone P.L.C......................................  3,274,658   5,466,546
    McColl's Retail Group P.L.C.................................    344,517     385,635
    Mears Group P.L.C...........................................  2,199,951   6,874,405
#   Mediclinic International P.L.C..............................  1,127,350   5,051,206
    Meggitt P.L.C............................................... 13,157,225  93,624,479
*   Metro Bank P.L.C............................................     14,647     143,653
    Millennium & Copthorne Hotels P.L.C.........................  3,886,290  22,630,587
*   Mitchells & Butlers P.L.C...................................  6,756,979  22,532,042
    MJ Gleeson P.L.C............................................    590,352   6,430,462
    Morgan Sindall Group P.L.C..................................    206,157   3,527,125
*   Mothercare P.L.C............................................     94,827      25,037
    MP Evans Group P.L.C........................................      2,671      23,878
#   N Brown Group P.L.C.........................................    661,370     932,273
    NAHL Group P.L.C............................................     31,094      47,464
    National Express Group P.L.C................................ 10,266,182  55,045,202
    NCC Group P.L.C.............................................     70,513     160,601
    Non-Standard Finance P.L.C..................................    172,679     119,422
    Norcros P.L.C...............................................     11,846      33,208
    Northgate P.L.C.............................................  2,213,854  10,609,207
*   Nostrum Oil & Gas P.L.C.....................................    435,959     532,838
    OneSavings Bank P.L.C.......................................  1,948,024  11,076,184
*   Pan African Resources P.L.C.................................    657,462      76,824
    Paragon Banking Group P.L.C.................................  6,593,506  39,490,688
#   Pendragon P.L.C............................................. 13,693,535   4,103,627
#*  Petra Diamonds, Ltd.........................................  2,547,783     674,323
*   Petropavlovsk P.L.C......................................... 35,334,161   3,870,548
    Pets at Home Group P.L.C....................................  3,892,737   7,704,992
    Phoenix Group Holdings P.L.C................................  9,980,022  94,335,610
    Playtech P.L.C..............................................  2,138,519  12,228,865
*   Premier Foods P.L.C.........................................  6,523,546   3,014,266
#*  Premier Oil P.L.C........................................... 22,291,395  28,907,094
    PZ Cussons P.L.C............................................     53,128     142,145
    QinetiQ Group P.L.C.........................................    767,481   3,023,437
    Rank Group P.L.C............................................    163,886     342,203
    Reach P.L.C.................................................    427,037     411,559
    Redcentric P.L.C............................................     56,650      62,125
    Redrow P.L.C................................................  7,551,086  60,780,663
    Renewi P.L.C................................................  4,095,991   1,771,790
    Royal Mail P.L.C............................................  1,149,573   3,793,124
    RPC Group P.L.C.............................................  3,913,303  40,333,889
    RPS Group P.L.C.............................................  3,589,604   9,085,412
    S&U P.L.C...................................................      3,905     111,467
    Saga P.L.C.................................................. 12,051,909   9,268,408
#   SDL P.L.C...................................................    236,875   1,627,869
    Senior P.L.C................................................  1,464,130   4,430,422
    Severfield P.L.C............................................    880,819     874,053
    SIG P.L.C................................................... 10,960,201  21,684,011
    Soco International P.L.C....................................  1,862,141   1,828,109
    Speedy Hire P.L.C...........................................  4,875,249   3,750,803
    Spire Healthcare Group P.L.C................................  1,111,610   1,945,648

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE>>
                                                                   ---------- ---------------
UNITED KINGDOM -- (Continued)
      Spirent Communications P.L.C................................  1,847,704 $     3,821,772
*     Sportech P.L.C..............................................    225,581          91,089
*     Sports Direct International P.L.C...........................  5,170,923      20,108,639
      St. Modwen Properties P.L.C.................................  3,701,391      19,864,465
      Stock Spirits Group P.L.C...................................  2,230,142       6,548,656
#     Superdry P.L.C..............................................    484,152       3,264,995
      Tate & Lyle P.L.C...........................................    827,739       8,296,244
#     Telford Homes P.L.C.........................................     81,213         295,679
*     Thomas Cook Group P.L.C.....................................  1,609,171         560,954
      TP ICAP P.L.C...............................................  6,524,389      23,952,628
      Travis Perkins P.L.C........................................  4,528,375      82,628,035
      Trifast P.L.C...............................................    827,194       2,611,265
      TT Electronics P.L.C........................................  3,124,817      10,086,552
      Tullow Oil P.L.C............................................ 26,387,832      77,372,331
      Tyman P.L.C.................................................    716,506       2,380,560
      U & I Group P.L.C...........................................  1,690,419       3,942,462
      Urban & Civic P.L.C.........................................     24,209          91,669
*     Vectura Group P.L.C.........................................  1,398,408       1,330,719
      Vertu Motors P.L.C..........................................    582,397         244,816
      Vesuvius P.L.C..............................................  7,530,093      60,751,698
      Vp P.L.C....................................................    277,096       2,871,884
      Xaar P.L.C..................................................    264,306         334,936
      Young & Co's Brewery P.L.C..................................        720          11,085
      Young & Co's Brewery P.L.C., Class A........................        532          12,321
                                                                              ---------------
TOTAL UNITED KINGDOM..............................................              2,278,959,074
                                                                              ---------------
TOTAL COMMON STOCKS...............................................             13,510,099,849
                                                                              ---------------
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Biotest AG..................................................     85,794       2,160,339
      Draegerwerk AG & Co. KGaA...................................    177,135      10,643,479
      STO SE & Co. KGaA...........................................     18,307       1,825,752
                                                                              ---------------
TOTAL GERMANY.....................................................                 14,629,570
                                                                              ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13................................     41,929               0
                                                                              ---------------
CANADA -- (0.0%)
*     Pan American Silver Corp. Rights 02/22/29...................  1,659,995         315,178
                                                                              ---------------
JAPAN -- (0.0%)
*     Akatsuki Corp. Rights 12/25/18..............................     16,800           6,410
                                                                              ---------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23...................... 10,557,095               0
                                                                              ---------------
TOTAL RIGHTS/WARRANTS.............................................                    321,588
                                                                              ---------------
TOTAL INVESTMENT SECURITIES.......................................             13,525,051,007
                                                                              ---------------

                                                                                  VALUE+
                                                                              ---------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  The DFA Short Term Investment Fund.......................... 68,907,478     797,328,425
                                                                              ---------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $13,520,917,039).........................................            $14,322,379,432
                                                                              ===============

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


As of April 30, 2019, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                          UNREALIZED
                                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500 (R) Emini Index.................   1,162    06/21/19  $165,091,553 $171,307,850   $6,216,297
                                                              ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.................                      $165,091,553 $171,307,850   $6,216,297
                                                              ============ ============   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
Common Stocks
   Australia.................................             -- $ 1,009,088,173   --    $ 1,009,088,173
   Austria...................................             --     138,694,353   --        138,694,353
   Belgium...................................             --     213,777,229   --        213,777,229
   Canada.................................... $1,142,248,389              66   --      1,142,248,455
   China.....................................             --       2,684,455   --          2,684,455
   Denmark...................................             --     225,303,083   --        225,303,083
   Finland...................................             --     339,358,047   --        339,358,047
   France....................................             --     582,730,826   --        582,730,826
   Germany...................................             --     878,936,999   --        878,936,999
   Greece....................................             --           1,927   --              1,927
   Hong Kong.................................        501,286     453,548,708   --        454,049,994
   Ireland...................................             --      13,594,966   --         13,594,966
   Israel....................................             --     100,886,550   --        100,886,550
   Italy.....................................             --     734,528,436   --        734,528,436
   Japan.....................................             --   3,342,221,086   --      3,342,221,086
   Netherlands...............................             --     419,718,556   --        419,718,556
   New Zealand...............................             --      56,888,500   --         56,888,500
   Norway....................................             --     144,965,724   --        144,965,724
   Portugal..................................             --      52,714,854   --         52,714,854
   Singapore.................................             --     135,457,705   --        135,457,705
   Spain.....................................             --     360,194,061   --        360,194,061
   Sweden....................................      4,356,064     339,699,710   --        344,055,774
   Switzerland...............................             --     539,041,022   --        539,041,022
   United Kingdom............................             --   2,278,959,074   --      2,278,959,074
Preferred Stocks
   Germany...................................             --      14,629,570   --         14,629,570
Rights/Warrants
   Canada....................................             --         315,178   --            315,178
   Japan.....................................             --           6,410   --              6,410
Securities Lending Collateral................             --     797,328,425   --        797,328,425
Futures Contracts**..........................      6,216,297              --   --          6,216,297
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $1,153,322,036 $13,175,273,693   --    $14,328,595,729
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
COMMON STOCKS -- (93.2%)
AUSTRALIA -- (6.0%)
    A2B Australia, Ltd..........................................   213,407 $  301,115
    Accent Group, Ltd...........................................   320,767    365,349
    Adelaide Brighton, Ltd......................................   177,422    542,105
#   Ainsworth Game Technology, Ltd..............................   105,607     61,412
#*  Alkane Resources, Ltd.......................................   273,757     46,329
    ALS, Ltd....................................................    26,627    149,264
    Altium, Ltd.................................................    48,032  1,147,884
    Alumina, Ltd................................................    62,432     98,791
#   AMA Group, Ltd..............................................   151,041    122,609
#*  Amaysim Australia, Ltd......................................    87,989     40,923
    Amcor, Ltd..................................................    59,263    669,900
    AMP, Ltd.................................................... 1,058,364  1,696,488
    Ansell, Ltd.................................................    34,576    658,267
#   AP Eagers, Ltd..............................................    32,460    198,581
    APN Property Group, Ltd.....................................    91,418     28,529
#   ARB Corp., Ltd..............................................    32,765    419,069
    Ardent Leisure Group, Ltd...................................   322,468    290,822
    Aristocrat Leisure, Ltd.....................................    14,585    268,489
#   ARQ Group, Ltd..............................................    41,656     51,519
*   Asaleo Care, Ltd............................................   350,945    227,662
    ASX, Ltd....................................................     2,297    120,680
    Atlas Arteria, Ltd..........................................    25,526    126,049
#   AUB Group, Ltd..............................................    19,186    171,228
    Aurizon Holdings, Ltd.......................................   191,352    642,083
    Ausdrill, Ltd...............................................   560,823    649,483
    AusNet Services.............................................   123,747    154,929
    Austal, Ltd.................................................   264,200    497,589
*   Austin Engineering, Ltd.....................................   157,754     20,011
    Australia & New Zealand Banking Group, Ltd..................   253,042  4,854,504
#*  Australian Agricultural Co., Ltd............................   366,526    305,107
    Australian Pharmaceutical Industries, Ltd...................   351,365    356,933
    Auswide Bank, Ltd...........................................     7,550     26,202
#   Automotive Holdings Group, Ltd..............................   197,879    335,227
    Aveo Group..................................................   120,379    180,972
    AVJennings, Ltd.............................................    78,694     30,670
#   Bank of Queensland, Ltd.....................................   290,830  1,900,752
    Bapcor, Ltd.................................................    76,655    307,803
*   Base Resources, Ltd.........................................    90,567     16,953
    Beach Energy, Ltd........................................... 1,447,341  2,170,357
    Beacon Lighting Group, Ltd..................................    27,229     19,895
#   Bega Cheese, Ltd............................................   100,253    358,346
#*  Bellamy's Australia, Ltd....................................    40,640    309,039
    Bendigo & Adelaide Bank, Ltd................................   254,763  1,850,423
    BHP Group, Ltd..............................................   314,531  8,323,227
#   BHP Group, Ltd., Sponsored ADR..............................    56,364  2,984,474
#   Bingo Industries, Ltd.......................................    42,062     50,025
#   Blackmores, Ltd.............................................     6,249    407,423
    BlueScope Steel, Ltd........................................   393,907  3,743,210
    Boral, Ltd..................................................   426,326  1,459,587
    Brambles, Ltd...............................................    80,792    686,545
    Breville Group, Ltd.........................................    48,888    662,590
    Brickworks, Ltd.............................................    65,526    756,149
#*  Buru Energy, Ltd............................................    58,640     10,522
    BWX, Ltd....................................................     8,075     12,318
    Caltex Australia, Ltd.......................................    28,268    542,046

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
AUSTRALIA -- (Continued)
    Capitol Health, Ltd.........................................   405,792 $   75,734
*   Cardno, Ltd.................................................   201,915    141,733
*   Carnarvon Petroleum, Ltd....................................   133,041     40,855
#   carsales.com, Ltd...........................................   107,908  1,025,136
*   Cash Converters International, Ltd..........................   399,386     43,619
    Cedar Woods Properties, Ltd.................................    60,471    242,894
    Challenger, Ltd.............................................   180,130  1,042,764
    CIMIC Group, Ltd............................................    18,581    662,853
    Clean Seas Seafood, Ltd.....................................    51,077     34,764
#*  Clean TeQ Holdings, Ltd.....................................   158,476     34,702
    Cleanaway Waste Management, Ltd............................. 1,270,504  2,017,550
    Coca-Cola Amatil, Ltd.......................................    42,962    266,497
    Cochlear, Ltd...............................................     4,240    560,464
    Codan, Ltd..................................................    71,514    164,023
*   Coles Group, Ltd............................................    34,155    303,679
#   Collection House, Ltd.......................................   103,157     95,325
    Collins Foods, Ltd..........................................    92,014    483,777
    Commonwealth Bank of Australia..............................    41,283  2,169,637
    Computershare, Ltd..........................................    32,124    404,128
#*  Cooper Energy, Ltd.......................................... 1,111,770    422,976
#   Corporate Travel Management, Ltd............................    28,755    541,051
    Costa Group Holdings, Ltd...................................   145,512    582,485
#   Credit Corp. Group, Ltd.....................................    29,283    492,687
    Crown Resorts, Ltd..........................................    24,872    233,150
*   CSG, Ltd....................................................   179,470     22,748
    CSR, Ltd....................................................   378,713    951,365
    Data#3, Ltd.................................................    59,043     74,157
    Decmil Group, Ltd...........................................   148,461     98,979
#   Domain Holdings Australia, Ltd..............................   187,874    358,117
#   Domino's Pizza Enterprises, Ltd.............................    28,619    867,538
    Downer EDI, Ltd.............................................   250,525  1,367,838
    DuluxGroup, Ltd.............................................   191,856  1,318,955
    DWS, Ltd....................................................    60,092     43,224
#   Eclipx Group, Ltd...........................................   253,382    181,420
    Elders, Ltd.................................................    92,686    395,026
*   Electro Optic Systems Holdings, Ltd.........................    20,518     39,968
    Emeco Holdings, Ltd.........................................    57,607     84,598
*   Energy Resources of Australia, Ltd..........................   325,748     55,173
#*  Energy World Corp., Ltd.....................................   944,535     52,531
    EQT Holdings, Ltd...........................................     7,353    141,587
    ERM Power, Ltd..............................................    53,500     65,772
    Estia Health, Ltd...........................................   171,636    349,806
    Euroz, Ltd..................................................     1,190      1,039
    EVENT Hospitality and Entertainment, Ltd....................    61,414    567,398
    Evolution Mining, Ltd.......................................   604,011  1,361,548
*   FAR, Ltd....................................................   947,843     37,355
    Finbar Group, Ltd...........................................    18,455     10,981
    Fleetwood Corp., Ltd........................................    85,236    116,972
    FlexiGroup, Ltd.............................................   226,742    223,319
    Flight Centre Travel Group, Ltd.............................    16,018    433,913
    Fortescue Metals Group, Ltd.................................   542,412  2,740,920
    G8 Education, Ltd...........................................   395,832    851,318
#*  Galaxy Resources, Ltd.......................................    66,018     68,132
    GBST Holdings, Ltd..........................................     9,803     17,581
#   Genworth Mortgage Insurance Australia, Ltd..................   225,484    380,284
#*  Gold Road Resources, Ltd....................................   387,738    256,063
    GrainCorp, Ltd., Class A....................................   193,374  1,226,323
    Grange Resources, Ltd.......................................   490,389     91,809
    GUD Holdings, Ltd...........................................    47,128    392,717

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
AUSTRALIA -- (Continued)
#   GWA Group, Ltd..............................................   182,032 $  432,334
    Hansen Technologies, Ltd....................................   115,264    244,804
#   Harvey Norman Holdings, Ltd.................................   470,009  1,381,888
    Healius, Ltd................................................ 1,117,096  2,455,762
#   Healthscope, Ltd............................................   918,241  1,586,476
    Helloworld Travel, Ltd......................................    15,327     47,690
*   Hills, Ltd..................................................    88,516      9,363
*   Horizon Oil, Ltd............................................   329,531     27,765
#   HT&E, Ltd...................................................   228,291    278,508
    Huon Aquaculture Group, Ltd.................................    12,043     40,133
    IDP Education, Ltd..........................................    63,235    695,876
    Iluka Resources, Ltd........................................   145,276    886,503
    Imdex, Ltd..................................................   220,811    161,987
#   IMF Bentham, Ltd............................................   124,669    242,976
    Incitec Pivot, Ltd..........................................   752,145  1,787,400
    Independence Group NL.......................................   375,351  1,183,325
    Infigen Energy..............................................   247,239     80,265
    Infomedia, Ltd..............................................   159,345    201,183
    Insurance Australia Group, Ltd..............................    74,489    413,897
#   Integrated Research, Ltd....................................    47,760     83,656
#   InvoCare, Ltd...............................................    64,474    695,667
    IOOF Holdings, Ltd..........................................   210,746    964,705
    IRESS, Ltd..................................................    60,653    613,049
#*  iSelect, Ltd................................................   232,334     98,312
#   iSentia Group, Ltd..........................................    76,936     11,686
    IVE Group, Ltd..............................................    79,610    122,355
    James Hardie Industries P.L.C...............................    29,101    395,927
    James Hardie Industries P.L.C., Sponsored ADR...............     1,506     20,617
#   Japara Healthcare, Ltd......................................   207,952    225,831
#   JB Hi-Fi, Ltd...............................................    66,619  1,210,831
#   Jupiter Mines, Ltd..........................................   603,649    151,281
#*  Karoon Energy, Ltd..........................................   190,368    128,282
*   Kingsgate Consolidated, Ltd.................................    78,969     14,780
    LendLease Group.............................................    48,545    455,225
    Link Administration Holdings, Ltd...........................   124,876    669,829
*   Lucapa Diamond Co., Ltd.....................................   177,349     18,766
#*  Lynas Corp., Ltd............................................   500,364    698,702
    MACA, Ltd...................................................   225,090    163,531
*   Macmahon Holdings, Ltd......................................   971,526    133,774
    Macquarie Group, Ltd........................................    38,974  3,703,865
    Magellan Financial Group, Ltd...............................    54,153  1,704,603
    MaxiTRANS Industries, Ltd...................................    77,028     17,399
*   Mayne Pharma Group, Ltd..................................... 1,149,384    568,095
#   McMillan Shakespeare, Ltd...................................    37,927    354,713
    McPherson's, Ltd............................................    98,304     83,133
    Medibank Pvt, Ltd...........................................   162,308    327,110
*   Medusa Mining, Ltd..........................................   152,759     43,091
#*  Mesoblast, Ltd..............................................   316,223    366,304
#*  Metals X, Ltd...............................................   388,897     76,902
#   Metcash, Ltd................................................   859,660  1,739,468
    Mineral Resources, Ltd......................................   104,774  1,152,555
*   MMA Offshore, Ltd...........................................   529,550     65,293
#   MNF Group, Ltd..............................................    17,380     54,505
    Monadelphous Group, Ltd.....................................    44,913    599,796
    Monash IVF Group, Ltd.......................................   158,334    119,959
    Money3 Corp., Ltd...........................................    82,286    113,285
#   Mortgage Choice, Ltd........................................    78,728     47,200
    Mount Gibson Iron, Ltd......................................   653,260    550,747
#*  Myer Holdings, Ltd.......................................... 2,193,269  1,100,200

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
AUSTRALIA -- (Continued)
    MyState, Ltd................................................    45,484 $  135,132
    National Australia Bank, Ltd................................   266,218  4,753,330
    Navigator Global Investments, Ltd...........................    74,473    210,626
#   Navitas, Ltd................................................   127,008    518,051
#   Neometals, Ltd..............................................    48,923      7,591
#*  NetComm Wireless, Ltd.......................................    29,909     22,951
    New Hope Corp., Ltd.........................................   148,907    282,828
    Newcrest Mining, Ltd........................................    14,922    263,600
#*  NEXTDC, Ltd.................................................    28,839    129,967
    nib holdings, Ltd...........................................   223,236    904,977
#   Nick Scali, Ltd.............................................    28,112    125,381
    Nine Entertainment Co. Holdings, Ltd........................ 1,246,938  1,537,046
    Northern Star Resources, Ltd................................   276,460  1,600,855
    NRW Holdings, Ltd...........................................   306,647    635,538
    Nufarm, Ltd.................................................   213,623    763,275
#   OFX Group, Ltd..............................................   129,462    139,734
    Oil Search, Ltd.............................................    57,397    314,331
    oOh!media, Ltd..............................................   133,300    354,766
    Orica, Ltd..................................................    31,988    419,404
    Origin Energy, Ltd..........................................   279,545  1,452,675
    Orora, Ltd..................................................   555,223  1,186,412
    Ovato, Ltd..................................................   150,913      7,890
    OZ Minerals, Ltd............................................   278,580  1,961,556
#   Pacific Current Group, Ltd..................................    38,047    126,843
    Pacific Energy, Ltd.........................................    53,348     24,091
    Pacific Smiles Group, Ltd...................................    19,058     17,197
    Pact Group Holdings, Ltd....................................   176,261    326,908
*   Panoramic Resources, Ltd....................................   285,194     84,648
    Paragon Care, Ltd...........................................    29,983      9,300
    Peet, Ltd...................................................   268,322    192,099
    Pendal Group, Ltd...........................................    92,668    596,864
#   Perpetual, Ltd..............................................    21,792    629,132
#*  Perseus Mining, Ltd.........................................   664,596    211,492
*   Pharmaxis, Ltd..............................................   105,819     21,632
#   Pioneer Credit, Ltd.........................................    19,143     34,022
#   Platinum Asset Management, Ltd..............................   114,905    403,814
    Premier Investments, Ltd....................................    36,642    441,143
*   Prime Media Group, Ltd......................................   259,087     50,168
    Pro Medicus, Ltd............................................    12,101    174,694
    Qantas Airways, Ltd.........................................   272,837  1,079,269
    QBE Insurance Group, Ltd....................................   218,005  1,988,434
    QMS Media, Ltd..............................................   169,652     84,931
#   Qube Holdings, Ltd..........................................   686,168  1,369,661
*   Ramelius Resources, Ltd.....................................   330,244    174,878
#   Ramsay Health Care, Ltd.....................................     7,186    330,929
    REA Group, Ltd..............................................     3,734    210,428
    Reckon, Ltd.................................................    24,980     12,407
#   Reece, Ltd..................................................     4,702     34,226
#   Regis Healthcare, Ltd.......................................    69,376    165,495
    Regis Resources, Ltd........................................   241,196    816,019
    Reject Shop, Ltd. (The).....................................    25,896     42,917
    Resolute Mining, Ltd........................................   614,904    491,834
#*  Retail Food Group, Ltd......................................    95,537     14,129
    Ridley Corp., Ltd...........................................   143,594    139,543
    Rio Tinto, Ltd..............................................    28,857  1,945,029
*   RPMGlobal Holdings, Ltd.....................................    72,882     30,880
    Ruralco Holdings, Ltd.......................................    24,809     76,441
    RXP Services, Ltd...........................................   120,452     36,929
    Salmat, Ltd.................................................    16,043      6,343

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
AUSTRALIA -- (Continued)
    Sandfire Resources NL.......................................   159,145 $    791,590
    Santos, Ltd.................................................   296,292    1,499,418
*   Saracen Mineral Holdings, Ltd...............................   511,730    1,009,382
#   SeaLink Travel Group, Ltd...................................    19,086       53,960
    Seek, Ltd...................................................    26,845      344,798
#   Select Harvests, Ltd........................................    69,828      315,367
*   Senex Energy, Ltd........................................... 1,046,295      261,667
    Servcorp, Ltd...............................................    42,286       91,930
#   Service Stream, Ltd.........................................   183,283      305,041
    Seven Group Holdings, Ltd...................................    23,564      325,838
*   Seven West Media, Ltd.......................................   889,410      354,955
    SG Fleet Group, Ltd.........................................    35,784       61,840
    Sigma Healthcare, Ltd....................................... 2,722,570    1,006,939
    Silver Chef, Ltd............................................    42,000       25,762
*   Silver Lake Resources, Ltd..................................   769,292      428,106
#   Sims Metal Management, Ltd..................................   140,697    1,024,811
    Sonic Healthcare, Ltd.......................................    23,927      432,693
    South32, Ltd................................................   512,032    1,209,328
    Southern Cross Media Group, Ltd.............................   644,998      572,949
    Spark Infrastructure Group..................................   168,276      268,435
#   SpeedCast International, Ltd................................   198,889      543,999
    St Barbara, Ltd.............................................   263,385      594,985
    Star Entertainment Grp, Ltd. (The)..........................   365,116    1,169,095
    Steadfast Group, Ltd........................................   107,123      257,535
*   Strike Energy, Ltd..........................................    66,462        2,998
    Suncorp Group, Ltd..........................................   184,825    1,729,639
    Sundance Energy Australia, Ltd..............................   525,342      172,865
    Sunland Group, Ltd..........................................    67,813       76,824
#   Super Retail Group, Ltd.....................................   121,328      741,067
#*  Superloop, Ltd..............................................    66,540       79,386
#*  Syrah Resources, Ltd........................................   269,142      211,111
    Tabcorp Holdings, Ltd.......................................   337,310    1,138,990
    Tassal Group, Ltd...........................................   155,711      562,318
#   Technology One, Ltd.........................................   134,332      833,111
    Telstra Corp., Ltd..........................................    35,424       84,374
#*  Thorn Group, Ltd............................................   129,334       40,109
*   Tiger Resources, Ltd........................................   335,407            3
    TPG Telecom, Ltd............................................    83,532      396,918
    Treasury Wine Estates, Ltd..................................    11,960      145,071
*   Troy Resources, Ltd.........................................   258,080       15,340
    Villa World, Ltd............................................   113,720      179,871
#*  Village Roadshow, Ltd.......................................    86,932      220,370
*   Virgin Australia Holdings, Ltd.............................. 2,256,515      285,980
    Virtus Health, Ltd..........................................    66,783      187,037
    Vita Group, Ltd.............................................   121,246      147,268
*   Vocus Group, Ltd............................................   507,362    1,397,681
    Webjet, Ltd.................................................    27,403      325,668
    Wesfarmers, Ltd.............................................    34,155      866,938
#   Western Areas, Ltd..........................................   232,287      371,171
#*  Westgold Resources, Ltd.....................................   169,233      177,297
#   Westpac Banking Corp........................................   198,093    3,848,234
    Westpac Banking Corp., Sponsored ADR........................    17,788      347,044
    Whitehaven Coal, Ltd........................................   520,859    1,544,781
    Woodside Petroleum, Ltd.....................................    49,305    1,229,160
    WorleyParsons, Ltd..........................................   219,600    2,212,853
    WPP AUNZ, Ltd...............................................   265,697      103,846
                                                                           ------------
TOTAL AUSTRALIA.................................................            164,329,010
                                                                           ------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
AUSTRIA -- (0.7%)
    Agrana Beteiligungs AG......................................  10,200 $   229,090
#   ANDRITZ AG..................................................  37,161   1,774,661
    Atrium European Real Estate, Ltd............................  39,149     152,103
    Austria Technologie & Systemtechnik AG......................  25,068     500,271
    CA Immobilien Anlagen AG....................................  14,604     512,286
    DO & CO AG..................................................   4,008     338,757
    Erste Group Bank AG.........................................  27,781   1,111,686
    EVN AG......................................................  29,259     437,752
#   FACC AG.....................................................  13,705     225,285
    Flughafen Wien AG...........................................   2,852     125,325
#   IMMOFINANZ AG...............................................  12,298     315,405
    Kapsch TrafficCom AG........................................   2,499      92,501
    Lenzing AG..................................................   4,527     508,904
    Mayr Melnhof Karton AG......................................   3,325     430,571
    Oberbank AG.................................................     847      90,253
    Oesterreichische Post AG....................................  16,719     651,076
    OMV AG......................................................  41,501   2,226,077
    Palfinger AG................................................   8,726     284,779
#   POLYTEC Holding AG..........................................   8,231      95,165
#   Porr AG.....................................................   6,557     174,700
    Raiffeisen Bank International AG............................  91,287   2,434,830
    Rosenbauer International AG.................................   1,017      50,553
    S IMMO AG...................................................  15,940     348,965
    Schoeller-Bleckmann Oilfield Equipment AG...................   5,463     510,345
#*  Semperit AG Holding.........................................   6,249      96,841
    Strabag SE..................................................  13,652     458,676
    Telekom Austria AG..........................................  82,988     622,094
    UBM Development AG..........................................   1,553      73,207
    UNIQA Insurance Group AG.................................... 110,469   1,177,270
#   Verbund AG..................................................   4,978     247,193
    Vienna Insurance Group AG Wiener Versicherung Gruppe........  30,284     843,254
    Voestalpine AG..............................................  29,355     944,469
    Wienerberger AG.............................................  13,837     317,987
*   Zumtobel Group AG...........................................  14,899     107,352
                                                                         -----------
TOTAL AUSTRIA...................................................          18,509,683
                                                                         -----------
BELGIUM -- (1.2%)
    Ackermans & van Haaren NV...................................  13,478   2,171,616
    Ageas.......................................................  55,007   2,906,858
*   AGFA-Gevaert NV............................................. 171,453     741,729
#   Anheuser-Busch InBev SA.....................................  27,589   2,452,859
#   Anheuser-Busch InBev SA/NV, Sponsored ADR...................   6,428     571,706
    Atenor......................................................   2,049     153,443
    Banque Nationale de Belgique................................      69     196,678
    Barco NV....................................................   6,050   1,076,030
#   Bekaert SA..................................................  38,406   1,051,152
#   bpost SA....................................................  64,862     780,877
    Cie d'Entreprises CFE.......................................   6,509     648,516
    Cie Immobiliere de Belgique SA..............................   1,566     103,618
    Colruyt SA..................................................  25,632   1,850,351
    Deceuninck NV...............................................  56,289     144,059
    D'ieteren SA................................................  29,155   1,207,565
    Econocom Group SA........................................... 105,654     440,770
    Elia System Operator SA.....................................   6,294     424,810
#   Euronav NV.................................................. 125,013   1,184,267
    EVS Broadcast Equipment SA..................................   8,451     216,062
*   Exmar NV....................................................  27,285     181,494
    Fagron......................................................  23,629     469,317
    Gimv NV.....................................................  10,719     644,599

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BELGIUM -- (Continued)
    KBC Group NV................................................  29,947 $ 2,223,141
    Kinepolis Group NV..........................................   8,679     516,796
    Lotus Bakeries NV...........................................     113     296,867
#   Melexis NV..................................................  10,065     808,862
#*  Nyrstar NV..................................................  67,523      17,117
    Ontex Group NV..............................................  57,618   1,450,506
#   Orange Belgium SA...........................................  29,651     622,086
*   Oxurion NV..................................................  34,733     155,068
    Picanol.....................................................   1,255     102,262
    Proximus SADP...............................................  25,907     725,580
    Recticel SA.................................................  38,118     398,606
    Resilux.....................................................     847     140,707
    Roularta Media Group NV.....................................   1,845      29,323
    Sioen Industries NV.........................................   8,233     234,291
    Sipef NV....................................................   4,559     249,670
    Solvay SA...................................................  13,189   1,590,273
    Telenet Group Holding NV....................................   7,352     390,485
    TER Beke SA.................................................     539      83,975
*   Tessenderlo Group SA........................................  27,512     994,900
    UCB SA......................................................   9,653     767,210
#   Umicore SA..................................................  14,182     550,371
    Van de Velde NV.............................................   3,155     106,603
*   Viohalco SA.................................................  25,814      97,741
                                                                         -----------
TOTAL BELGIUM...................................................          32,170,816
                                                                         -----------
CANADA -- (8.6%)
*   5N Plus, Inc................................................  52,215     142,259
    Absolute Software Corp......................................  14,551      96,666
    Acadian Timber Corp.........................................   7,976      99,425
#*  Advantage Oil & Gas, Ltd.................................... 398,474     660,306
    Aecon Group, Inc............................................  54,635     780,966
*   Africa Oil Corp............................................. 329,400     299,969
    AG Growth International, Inc................................   8,060     352,012
    AGF Management, Ltd., Class B............................... 193,712     801,048
    Agnico Eagle Mines, Ltd.....................................   5,163     213,800
*   Aimia, Inc..................................................  54,074     169,120
*   Air Canada..................................................  18,500     444,099
    AirBoss of America Corp.....................................  12,431      87,779
    AKITA Drilling, Ltd., Class A...............................  22,337      53,521
*   Alacer Gold Corp............................................ 319,021     845,357
    Alamos Gold, Inc., Class A.................................. 398,106   1,848,337
#   Alamos Gold, Inc., Class A..................................  61,980     288,207
#   Alaris Royalty Corp.........................................  41,723     564,632
#   Alcanna, Inc................................................  27,455     107,590
    Algoma Central Corp.........................................   4,796      47,147
    Algonquin Power & Utilities Corp............................  24,600     280,760
#*  Alio Gold, Inc..............................................  16,660      11,565
#   AltaGas, Ltd................................................  26,958     358,380
    Altius Minerals Corp........................................  16,500     157,524
    Altus Group, Ltd............................................  11,466     231,597
#*  Americas Silver Corp........................................  27,100      48,750
*   Amerigo Resources, Ltd......................................  77,500      48,014
    Andrew Peller, Ltd., Class A................................  14,100     139,032
#   ARC Resources, Ltd.......................................... 320,716   2,037,242
*   Argonaut Gold, Inc.......................................... 172,203     222,372
#*  Asanko Gold, Inc............................................ 123,493      80,196
    Atco, Ltd., Class I.........................................   4,600     157,774
#*  Athabasca Oil Corp.......................................... 419,433     313,080
*   ATS Automation Tooling Systems, Inc.........................  18,045     288,919

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#*  Aurora Cannabis, Inc........................................  28,300 $  257,081
#   AutoCanada, Inc.............................................  31,919    282,808
*   B2Gold Corp................................................. 814,626  2,213,360
#   Badger Daylighting, Ltd.....................................  20,326    685,625
#   Bank of Montreal............................................  15,646  1,235,844
    Bank of Montreal............................................  50,694  4,003,305
    Bank of Nova Scotia (The)...................................  15,172    835,553
    Bank of Nova Scotia (The)...................................  96,755  5,327,330
    Barrick Gold Corp........................................... 351,525  4,471,398
    Barrick Gold Corp...........................................  15,608    173,284
*   Bausch Health Cos., Inc..................................... 141,316  3,262,986
*   Baytex Energy Corp.......................................... 415,870    844,344
*   Baytex Energy Corp..........................................  31,128     63,190
#*  Bellatrix Exploration, Ltd..................................  49,909      9,686
    Birchcliff Energy, Ltd...................................... 238,254    622,445
#   Bird Construction, Inc......................................  22,559    133,364
*   Black Diamond Group, Ltd....................................  60,841    119,893
*   BlackBerry, Ltd.............................................  93,017    853,310
#*  BlackBerry, Ltd.............................................   7,239     66,454
*   BNK Petroleum, Inc..........................................  74,000     14,638
#*  Bombardier, Inc., Class A...................................   9,900     17,588
*   Bombardier, Inc., Class B................................... 114,760    196,164
#   Bonavista Energy Corp....................................... 587,657    460,581
#   Bonterra Energy Corp........................................  25,174    125,710
    Boralex, Inc., Class A......................................  33,304    454,677
    Brookfield Real Estate Services, Inc........................   1,900     24,436
    BRP, Inc....................................................   9,500    295,275
#*  BSM Technologies, Inc.......................................  48,300     50,113
    CAE, Inc....................................................  16,827    391,378
    CAE, Inc....................................................   4,303    100,217
#*  Calfrac Well Services, Ltd.................................. 114,532    267,586
    Calian Group, Ltd...........................................   3,733     96,522
    Cameco Corp.................................................  59,296    654,172
    Cameco Corp................................................. 103,997  1,148,127
    Canaccord Genuity Group, Inc................................ 103,597    441,544
*   Canacol Energy, Ltd.........................................  82,319    245,782
    Canadian Imperial Bank of Commerce..........................   7,548    635,583
    Canadian Imperial Bank of Commerce..........................  26,962  2,270,740
    Canadian Natural Resources, Ltd.............................       4        120
    Canadian Natural Resources, Ltd............................. 173,634  5,205,547
#   Canadian Tire Corp., Ltd., Class A..........................   8,816    970,372
#   Canadian Western Bank....................................... 101,318  2,271,846
*   Canfor Corp.................................................  70,590    738,200
    Canfor Pulp Products, Inc...................................  30,049    329,043
#   CanWel Building Materials Group, Ltd........................  55,021    199,188
    Capital Power Corp..........................................  23,284    524,876
#*  Capstone Mining Corp........................................ 501,485    247,055
#   Cardinal Energy, Ltd........................................ 103,611    241,297
    Cargojet, Inc...............................................   1,500     87,949
    Cascades, Inc...............................................  65,872    394,829
    CCL Industries, Inc., Class B...............................  33,170  1,414,993
*   Celestica, Inc..............................................  63,697    454,160
*   Celestica, Inc..............................................  21,177    150,959
    Cenovus Energy, Inc.........................................  99,549    986,796
    Cenovus Energy, Inc.........................................  70,959    703,204
*   Centerra Gold, Inc.......................................... 195,224    993,823
*   Centerra Gold, Inc..........................................     935      4,752
    Cervus Equipment Corp.......................................   7,336     72,555
#   CES Energy Solutions Corp................................... 117,152    228,235

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
*   CGI, Inc....................................................     299 $   21,477
*   CGI, Inc....................................................     600     43,187
#   Chesswood Group, Ltd........................................  10,697     82,082
*   China Gold International Resources Corp., Ltd............... 280,928    366,966
    CI Financial Corp...........................................  14,539    209,126
#   Cineplex, Inc...............................................  32,455    620,659
    Clearwater Seafoods, Inc....................................  10,558     39,641
    Cogeco Communications, Inc..................................  13,878    921,643
    Cogeco, Inc.................................................   6,264    384,808
    Colliers International Group, Inc...........................   4,219    271,084
    Colliers International Group, Inc...........................   5,285    340,248
    Computer Modelling Group, Ltd...............................  45,922    202,239
#*  Conifex Timber, Inc.........................................   5,900      6,166
    Constellation Software, Inc.................................   1,092    963,515
#*  Continental Gold, Inc....................................... 136,550    277,238
#*  Copper Mountain Mining Corp................................. 202,583    158,776
    Corby Spirit and Wine, Ltd..................................   4,950     65,916
*   Corridor Resources, Inc.....................................   5,600      3,010
    Corus Entertainment, Inc., Class B.......................... 467,405  2,658,525
    Cott Corp...................................................  10,709    166,097
    Cott Corp...................................................  50,909    788,886
#   Crescent Point Energy Corp.................................. 217,441    837,499
    Crescent Point Energy Corp..................................  94,326    365,986
#*  Crew Energy, Inc............................................ 221,085    186,479
*   CRH Medical Corp............................................  23,040     70,167
#*  Delphi Energy Corp.......................................... 397,454     89,002
#*  Denison Mines Corp.......................................... 414,890    226,073
*   Detour Gold Corp............................................ 159,835  1,419,748
#   DHX Media, Ltd..............................................  98,498    136,752
*   DIRTT Environmental Solutions...............................  26,200    180,508
#   Dollarama, Inc..............................................  14,598    438,474
    Dorel Industries, Inc., Class B.............................  31,018    272,973
    DREAM Unlimited Corp., Class A..............................  40,442    225,801
*   Dundee Precious Metals, Inc................................. 132,315    415,799
    ECN Capital Corp............................................ 252,355    808,094
    E-L Financial Corp., Ltd....................................     275    165,242
*   Eldorado Gold Corp.......................................... 144,542    602,032
    Element Fleet Management Corp............................... 316,846  1,965,358
    Empire Co., Ltd., Class A...................................  42,851    953,168
#   Enbridge, Inc...............................................  43,453  1,605,196
    Encana Corp.................................................  72,241    500,408
    Encana Corp................................................. 130,652    905,418
#*  Endeavour Mining Corp.......................................  42,869    608,616
#*  Endeavour Silver Corp.......................................   7,980     17,393
    Enerflex, Ltd...............................................  82,931  1,147,056
#*  Energy Fuels, Inc...........................................  50,805    152,071
    Energy Fuels, Inc...........................................   2,144      6,432
    Enerplus Corp...............................................  28,093    257,088
    Enerplus Corp............................................... 122,564  1,121,461
    Enghouse Systems, Ltd.......................................  21,432    523,922
    Ensign Energy Services, Inc................................. 162,964    684,845
*   Epsilon Energy, Ltd.........................................  17,638     73,553
#   Equitable Group, Inc........................................  11,835    645,152
#*  Essential Energy Services Trust............................. 168,421     46,515
    Evertz Technologies, Ltd....................................  13,926    176,297
#   Exchange Income Corp........................................  14,690    389,263
    Exco Technologies, Ltd......................................  24,917    174,272
#*  EXFO, Inc...................................................      48        219
#   Extendicare, Inc............................................  52,304    318,970

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Fairfax Financial Holdings, Ltd.............................   8,207 $3,913,778
    Fiera Capital Corp..........................................  26,571    247,126
    Finning International, Inc..................................  45,189    811,223
    Firm Capital Mortgage Investment Corp.......................  28,200    281,221
    First Capital Realty, Inc...................................   9,235    147,173
#*  First Majestic Silver Corp.................................. 104,055    639,227
#*  First Majestic Silver Corp..................................  26,297    161,464
*   First Mining Gold Corp...................................... 344,000     68,045
#   First National Financial Corp...............................   8,600    206,446
#   First Quantum Minerals, Ltd................................. 121,164  1,279,742
    FirstService Corp...........................................   4,382    382,198
    FirstService Corp...........................................   4,219    367,135
#*  Fission Uranium Corp........................................ 337,775    136,149
*   Fortuna Silver Mines, Inc................................... 154,992    474,335
#   Freehold Royalties, Ltd.....................................  80,242    551,039
#   Frontera Energy Corp........................................   5,271     46,938
    Gamehost, Inc...............................................  12,082     91,988
*   Gear Energy, Ltd............................................ 139,903     82,499
    Genesis Land Development Corp...............................  10,800     19,710
#   Genworth MI Canada, Inc.....................................  46,161  1,434,412
    George Weston, Ltd..........................................   8,430    629,434
    Gildan Activewear, Inc......................................  13,046    481,057
*   Glacier Media, Inc..........................................   3,000      1,456
#   Gluskin Sheff + Associates, Inc.............................  31,190    335,484
#   GMP Capital, Inc............................................  44,285     65,781
    goeasy, Ltd.................................................   9,293    337,120
*   Golden Star Resources, Ltd..................................  26,556    109,023
*   GoldMoney, Inc..............................................  16,400     30,481
*   Gran Tierra Energy, Inc.....................................   1,100      2,629
*   Gran Tierra Energy, Inc..................................... 362,792    871,979
#   Granite Oil Corp............................................  71,241     43,605
*   Great Canadian Gaming Corp..................................  30,568  1,174,850
*   Great Panther Mining, Ltd...................................  45,508     40,083
    Great-West Lifeco, Inc......................................  21,700    545,375
    Guardian Capital Group, Ltd., Class A.......................   6,433    113,563
*   Guyana Goldfields, Inc...................................... 142,451     98,887
*   Heroux-Devtek, Inc..........................................  28,896    327,849
#   High Arctic Energy Services, Inc............................  20,900     60,374
#   High Liner Foods, Inc.......................................  15,514     86,852
*   Home Capital Group, Inc.....................................  79,391  1,122,390
    Horizon North Logistics, Inc................................ 139,678    248,140
    Hudbay Minerals, Inc........................................   3,790     25,166
    Hudbay Minerals, Inc........................................ 560,344  3,730,886
#   Hudson's Bay Co.............................................  95,765    532,544
    Husky Energy, Inc........................................... 167,609  1,819,085
*   IA Financial Crop., Inc.....................................  62,823  2,501,290
*   IAMGOLD Corp................................................ 393,526  1,183,780
*   IAMGOLD Corp................................................  23,010     69,720
*   IBI Group, Inc..............................................  12,400     46,186
    IGM Financial, Inc..........................................   5,200    143,614
#*  Imperial Metals Corp........................................  48,966     92,106
    Imperial Oil, Ltd...........................................     776     22,544
    Imperial Oil, Ltd...........................................  13,622    396,128
*   Indigo Books & Music, Inc...................................   5,542     38,348
    Information Services Corp...................................   7,500     94,667
    Innergex Renewable Energy, Inc..............................  49,695    525,258
    Intact Financial Corp.......................................   2,000    163,634
#   Inter Pipeline, Ltd.........................................  10,978    178,801
*   Interfor Corp...............................................  61,112    761,790

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CANADA -- (Continued)
*   Intertain Group, Ltd. (The).................................     9,352 $   82,861
    Intertape Polymer Group, Inc................................    36,164    502,630
    Invesque, Inc...............................................     8,700     59,682
#*  Ivanhoe Mines, Ltd., Class A................................   426,127  1,036,929
#   Just Energy Group, Inc......................................    29,108    106,246
    Just Energy Group, Inc......................................     2,300      8,395
    K-Bro Linen, Inc............................................     4,928    145,776
#*  Kelt Exploration, Ltd.......................................   132,053    546,071
    Keyera Corp.................................................    13,700    316,602
*   Kinaxis, Inc................................................     8,642    472,256
*   Kinross Gold Corp...........................................   886,903  2,820,189
*   Kinross Gold Corp...........................................    10,211     32,471
    Kirkland Lake Gold, Ltd.....................................    95,647  3,092,089
*   Knight Therapeutics, Inc....................................   104,543    569,653
    KP Tissue, Inc..............................................     5,500     33,746
    Labrador Iron Ore Royalty Corp..............................    24,305    562,406
#   Laurentian Bank of Canada...................................    36,417  1,153,644
*   Leagold Mining Corp.........................................    64,946     74,656
    Leon's Furniture, Ltd.......................................    17,338    187,914
    Linamar Corp................................................    43,228  1,639,805
    Loblaw Cos., Ltd............................................     8,093    396,446
#   Lucara Diamond Corp.........................................   293,275    365,581
*   Lundin Gold, Inc............................................    29,100    114,037
    Lundin Mining Corp..........................................   472,406  2,535,343
    Magellan Aerospace Corp.....................................    16,036    224,435
    Magna International, Inc....................................    26,629  1,482,216
    Magna International, Inc....................................    63,190  3,515,892
*   Mainstreet Equity Corp......................................     1,005     38,840
*   Major Drilling Group International, Inc.....................   103,695    318,895
#*  Mandalay Resources Corp.....................................    28,371      2,118
    Manulife Financial Corp.....................................    21,701    399,615
    Manulife Financial Corp.....................................   125,278  2,306,368
    Maple Leaf Foods, Inc.......................................    49,739  1,160,589
    Martinrea International, Inc................................    78,475    798,398
*   Mav Beauty Brands, Inc......................................     3,000     17,198
*   Maxim Power Corp............................................     2,200      3,251
    Mediagrif Interactive Technologies, Inc.....................     5,000     37,807
#   Medical Facilities Corp.....................................    32,241    394,680
*   MEG Energy Corp.............................................   221,989    987,575
    Melcor Developments, Ltd....................................     6,353     65,157
    Methanex Corp...............................................    15,900    871,610
    Methanex Corp...............................................     2,714    149,053
    Metro, Inc..................................................    38,602  1,397,487
    Morguard Corp...............................................       800    115,704
    Morneau Shepell, Inc........................................    25,725    534,009
    MTY Food Group, Inc.........................................     6,374    263,366
    Mullen Group, Ltd...........................................    92,951    695,207
#   National Bank of Canada.....................................    56,678  2,700,000
*   New Gold, Inc............................................... 1,216,082  1,043,886
    NFI Group, Inc..............................................    36,846    931,807
    Norbord, Inc................................................     4,916    125,203
#   Norbord, Inc................................................     3,586     91,300
    North American Construction Group, Ltd......................    12,646    164,246
    North American Construction Group, Ltd......................    11,011    143,914
    North West Co., Inc. (The)..................................    28,608    604,319
#   Northland Power, Inc........................................    58,550  1,041,025
    Nutrien, Ltd................................................     8,727    473,318
#   Nutrien, Ltd................................................    21,516  1,165,752
*   NuVista Energy, Ltd.........................................   144,490    470,237

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#*  Obsidian Energy, Ltd........................................ 391,148 $  113,867
*   Obsidian Energy, Ltd........................................  79,923     23,577
    OceanaGold Corp............................................. 555,773  1,559,832
    Onex Corp...................................................     900     52,205
    Open Text Corp..............................................  12,400    476,674
*   Orbite Technologies, Inc.................................... 121,500     12,758
    Osisko Gold Royalties, Ltd..................................  83,706    945,962
#   Osisko Gold Royalties, Ltd..................................   8,457     95,564
#*  Osisko Mining, Inc..........................................  15,400     31,956
#*  Painted Pony Energy, Ltd.................................... 227,952    268,839
    Pan American Silver Corp....................................  54,722    696,843
    Pan American Silver Corp.................................... 128,361  1,631,464
#*  Paramount Resources, Ltd., Class A..........................  48,237    321,171
*   Parex Resources, Inc........................................ 106,830  1,819,706
    Park Lawn Corp..............................................   6,834    129,722
    Parkland Fuel Corp..........................................  18,208    561,177
    Pason Systems, Inc..........................................  39,378    586,393
    Pembina Pipeline Corp.......................................   4,554    162,812
    Pembina Pipeline Corp.......................................      82      2,932
#*  Pengrowth Energy Corp....................................... 402,204    186,136
#   Peyto Exploration & Development Corp........................ 143,154    646,474
*   PHX Energy Services Corp....................................  34,852     86,109
#*  Pine Cliff Energy, Ltd...................................... 141,100     24,751
    Pizza Pizza Royalty Corp....................................  20,206    158,668
    Polaris Infrastructure, Inc.................................  13,640    112,504
#   PrairieSky Royalty, Ltd.....................................  43,668    629,416
*   Precision Drilling Corp..................................... 220,292    540,987
*   Precision Drilling Corp.....................................  59,993    146,383
#*  Premier Gold Mines, Ltd..................................... 154,180    193,344
    Premium Brands Holdings Corp................................  14,439    867,935
#*  Pretium Resources, Inc......................................  36,986    280,770
*   Pulse Seismic, Inc..........................................  33,004     58,386
#   Quarterhill, Inc............................................ 132,731    147,622
    Quebecor, Inc., Class B.....................................  32,000    798,029
#*  Questerre Energy Corp., Class A.............................  62,560     17,745
#*  Real Matters, Inc...........................................   4,900     20,848
#   Recipe Unlimited Corp.......................................   9,811    197,729
    Reitmans Canada, Ltd., Class A..............................  33,999     84,763
    Richelieu Hardware, Ltd.....................................  26,280    408,216
    Ritchie Bros Auctioneers, Inc...............................   1,000     34,799
    Ritchie Bros Auctioneers, Inc...............................     627     21,813
    Rocky Mountain Dealerships, Inc.............................  13,878     95,407
    Rogers Sugar, Inc...........................................  87,367    401,065
    Royal Bank of Canada........................................  13,700  1,091,848
    Royal Bank of Canada........................................  21,014  1,674,606
    Russel Metals, Inc..........................................  56,561    996,372
*   Sabina Gold & Silver Corp................................... 168,500    132,063
*   Sandstorm Gold, Ltd......................................... 162,434    874,188
    Saputo, Inc.................................................  11,022    376,889
#   Savaria Corp................................................   5,800     55,848
#   Secure Energy Services, Inc................................. 154,863    927,074
*   SEMAFO, Inc................................................. 290,874    772,943
*   Seven Generations Energy, Ltd., Class A..................... 216,978  1,700,581
    Shaw Communications, Inc., Class B..........................   4,818     97,568
    Shaw Communications, Inc., Class B..........................  18,675    378,169
    ShawCor, Ltd................................................  52,841    784,115
#   Sienna Senior Living, Inc...................................  20,011    276,034
#*  Sierra Wireless, Inc........................................   8,700    116,502
*   Sierra Wireless, Inc........................................  23,281    311,965

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   Sleep Country Canada Holdings, Inc..........................  20,571 $  285,295
    SNC-Lavalin Group, Inc......................................   6,173    153,899
*   Solium Capital, Inc.........................................   1,094     15,622
*   Southern Pacific Resource Corp.............................. 135,301         14
*   Spin Master Corp............................................   3,794    126,108
#   Sprott, Inc.................................................  92,758    207,715
*   SSR Mining, Inc.............................................  85,329    982,140
*   SSR Mining, Inc.............................................  20,715    239,051
    Stantec, Inc................................................  13,024    326,159
    Stantec, Inc................................................   4,216    105,737
*   Stars Group, Inc. (The).....................................  10,274    193,869
*   Stars Group, Inc. (The).....................................  55,471  1,047,847
#   Stella-Jones, Inc...........................................  17,350    592,493
#*  STEP Energy Services, Ltd...................................  17,087     29,590
#*  Stornoway Diamond Corp...................................... 375,613     18,925
*   Strad Energy Services, Ltd..................................   4,059      4,878
#   Stuart Olson, Inc...........................................  25,950     89,877
    Sun Life Financial, Inc.....................................   1,341     55,714
    Sun Life Financial, Inc.....................................  38,619  1,603,847
    Suncor Energy, Inc.......................................... 100,053  3,299,489
    Suncor Energy, Inc.......................................... 125,816  4,151,928
#*  SunOpta, Inc................................................  24,983     88,690
#*  SunOpta, Inc................................................  18,909     67,043
    Superior Plus Corp.......................................... 107,681    938,803
#   Supremex, Inc...............................................  12,500     28,738
#   Surge Energy, Inc........................................... 285,984    309,530
*   Tamarack Valley Energy, Ltd................................. 183,888    376,094
*   Taseko Mines, Ltd........................................... 274,729    192,764
    Teck Resources, Ltd., Class A...............................   1,200     28,224
    Teck Resources, Ltd., Class B...............................  10,991    259,905
    Teck Resources, Ltd., Class B............................... 260,318  6,156,521
    TELUS Corp..................................................  10,600    390,310
*   Teranga Gold Corp...........................................  80,844    196,120
*   Tervita Corp................................................  12,225     58,492
    TFI International, Inc......................................  52,527  1,725,153
    Thomson Reuters Corp........................................  10,416    643,682
    Tidewater Midstream and Infrastructure, Ltd.................  98,700    113,457
#   Timbercreek Financial Corp..................................  29,372    204,773
#*  TMAC Resources, Inc.........................................  24,198     70,082
    TMX Group, Ltd..............................................  23,886  1,523,698
    TORC Oil & Gas, Ltd......................................... 173,646    622,154
*   Torex Gold Resources, Inc...................................  78,251    748,228
    Toromont Industries, Ltd....................................  22,041  1,146,224
    Toronto-Dominion Bank (The).................................  41,258  2,353,464
    Toronto-Dominion Bank (The).................................   5,699    324,672
    Torstar Corp., Class B......................................  30,563     15,969
    Total Energy Services, Inc..................................  38,348    280,519
    Tourmaline Oil Corp......................................... 146,919  2,196,602
    TransAlta Corp.............................................. 127,054    857,332
    TransAlta Corp.............................................. 125,991    847,919
    TransAlta Renewables, Inc...................................  30,843    319,320
    TransCanada Corp............................................   3,670    175,279
    Transcontinental, Inc., Class A.............................  62,632    752,687
    TransGlobe Energy Corp......................................  67,575    132,154
#*  Trevali Mining Corp......................................... 532,871    139,214
#*  Trican Well Service, Ltd.................................... 283,502    298,379
    Tricon Capital Group, Inc...................................  34,103    271,103
*   Trisura Group, Ltd..........................................   5,500    116,963
*   Turquoise Hill Resources, Ltd............................... 377,373    563,369

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
CANADA -- (Continued)
*   Turquoise Hill Resources, Ltd...............................  17,904 $     26,856
#   Uni-Select, Inc.............................................  34,720      370,602
#   Valener, Inc................................................  12,689      247,870
#   Vermilion Energy, Inc.......................................  19,058      486,657
    Vermilion Energy, Inc.......................................  18,044      461,205
    Wajax Corp..................................................  20,209      239,696
*   Wesdome Gold Mines, Ltd.....................................  65,176      205,788
    West Fraser Timber Co., Ltd.................................  32,370    1,666,462
*   Western Energy Services Corp................................  24,241        6,288
#   Western Forest Products, Inc................................ 383,165      537,695
#   WestJet Airlines, Ltd.......................................   4,300       60,695
#   Westshore Terminals Investment Corp.........................  29,089      456,409
    Wheaton Precious Metals Corp................................  16,588      359,628
    Whitecap Resources, Inc..................................... 350,920    1,411,852
    Winpak, Ltd.................................................  12,777      420,972
    WSP Global, Inc.............................................   4,185      225,978
    Yamana Gold, Inc............................................ 782,730    1,717,717
    Yamana Gold, Inc............................................   6,868       15,041
*   Yangarra Resources, Ltd.....................................  77,500      179,331
#*  Yellow Pages, Ltd...........................................  19,713      102,413
                                                                         ------------
TOTAL CANADA....................................................          235,620,740
                                                                         ------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd................................. 320,500      143,983
    China Flavors & Fragrances Co., Ltd......................... 220,437       62,441
*   China Medical & HealthCare Group, Ltd....................... 620,000       14,242
    Strong Petrochemical Holdings, Ltd.......................... 264,000       13,772
                                                                         ------------
TOTAL CHINA.....................................................              234,438
                                                                         ------------
DENMARK -- (1.8%)
*   Agat Ejendomme A.S.......................................... 105,826       70,554
*   ALK-Abello A.S..............................................   4,757      809,232
    Alm Brand A.S...............................................  53,749      513,432
#   Ambu A.S., Class B..........................................  34,603      995,585
    AP Moller - Maersk A.S., Class A............................     279      341,279
    AP Moller - Maersk A.S., Class B............................     537      692,244
*   Bang & Olufsen A.S..........................................  27,824      242,244
    BankNordik P/F..............................................   3,257       55,314
#*  Bavarian Nordic A.S.........................................  24,043      505,084
    Brodrene Hartmann A.S.......................................   1,905       84,558
    Carlsberg A.S., Class B.....................................  18,912    2,445,337
    Chr Hansen Holding A.S......................................  18,181    1,857,753
    Columbus A.S................................................  64,216      128,738
#   D/S Norden A.S..............................................  23,429      371,654
    Danske Bank A.S.............................................  47,348      841,552
#*  Demant A.S..................................................  26,831      847,763
    DFDS A.S....................................................  27,847    1,324,013
*   Drilling Co. of 1972 A.S. (The).............................   1,632      125,288
    DSV A.S.....................................................  31,794    2,946,280
    FLSmidth & Co. A.S..........................................  30,782    1,547,176
*   Genmab A.S..................................................   1,887      313,478
    GN Store Nord A.S...........................................  95,918    4,916,304
#   H Lundbeck A.S..............................................  17,075      719,856
#*  H+H International A.S., Class B.............................  15,858      263,929
    Harboes Bryggeri A.S., Class B..............................   1,400       18,225
    IC Group A.S................................................   8,362       48,661
#   ISS A.S.....................................................  99,612    3,102,079
    Jeudan A.S..................................................     422       63,726

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
DENMARK -- (Continued)
    Jyske Bank A.S..............................................  51,435 $ 2,074,603
    Matas A.S...................................................  31,058     308,588
*   Nilfisk Holding A.S.........................................  25,023   1,058,380
*   NKT A.S.....................................................  20,459     377,370
    NNIT A.S....................................................   7,025     185,299
    Novo Nordisk A.S., Class B..................................  22,932   1,123,543
    Novozymes A.S., Class B.....................................   9,977     465,680
    Pandora A.S.................................................  24,576   1,032,295
    Parken Sport & Entertainment A.S............................   3,780      61,337
    Per Aarsleff Holding A.S....................................  17,245     571,588
    Ringkjoebing Landbobank A.S.................................  22,243   1,436,677
    Rockwool International A.S., Class A........................     477     113,445
    Rockwool International A.S., Class B........................   5,138   1,374,665
    Royal Unibrew A.S...........................................  32,337   2,320,416
    RTX A.S.....................................................   6,404     155,086
*   Santa Fe Group A.S..........................................  43,730      42,747
    Scandinavian Tobacco Group A.S., Class A....................  47,198     561,557
#   Schouw & Co., A.S...........................................  10,293     732,436
    SimCorp A.S.................................................  17,341   1,702,369
    Solar A.S., Class B.........................................   4,464     212,040
    Spar Nord Bank A.S..........................................  72,127     620,356
    Sydbank A.S.................................................  55,133   1,191,083
    Tivoli A.S..................................................     178      18,675
    Topdanmark A.S..............................................  43,920   2,369,702
*   TORM P.L.C..................................................   7,892      62,559
    Tryg A.S....................................................  48,492   1,484,081
    United International Enterprises............................   1,211     251,949
    Vestas Wind Systems A.S.....................................  19,125   1,730,504
*   Vestjysk Bank A.S........................................... 289,194     141,212
*   Zealand Pharma A.S..........................................  12,208     251,899
                                                                         -----------
TOTAL DENMARK...................................................          50,223,479
                                                                         -----------
FINLAND -- (1.8%)
#*  Afarak Group Oyj............................................  36,473      34,416
#   Ahlstrom-Munksjo Oyj........................................  16,442     247,243
    Aktia Bank Oyj..............................................  34,793     338,793
    Alandsbanken Abp, Class B...................................       5          81
    Alma Media Oyj..............................................  15,120     103,672
    Apetit Oyj..................................................   2,895      28,276
    Aspo Oyj....................................................  13,169     125,604
    Atria Oyj...................................................  10,467      95,347
#*  BasWare Oyj.................................................     992      22,913
    Bittium Oyj.................................................  25,610     193,894
    Cargotec Oyj, Class B.......................................  31,418   1,289,882
    Caverion Oyj................................................   6,883      50,157
#   Citycon Oyj.................................................  13,719     140,180
    Cramo Oyj...................................................  29,972     630,791
    Digia Oyj...................................................   5,011      16,668
    Elisa Oyj...................................................  60,188   2,556,069
    Finnair Oyj.................................................  55,961     468,033
    Fiskars Oyj Abp.............................................  25,405     578,924
    Fortum Oyj.................................................. 112,743   2,391,337
*   F-Secure Oyj................................................  41,859     129,224
    Glaston Oyj ABP.............................................     650       1,463
#*  HKScan Oyj, Class A.........................................  27,319      67,777
#   Huhtamaki Oyj...............................................  51,299   1,961,733
    Ilkka-Yhtyma Oyj............................................   7,050      29,978
    Kemira Oyj..................................................  87,648   1,242,283
    Kesko Oyj, Class A..........................................   3,096     148,905

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FINLAND -- (Continued)
    Kesko Oyj, Class B..........................................  33,857 $ 1,760,561
    Kone Oyj, Class B...........................................  18,181     999,014
#   Konecranes Oyj..............................................  52,363   2,188,772
    Lassila & Tikanoja Oyj......................................  29,795     483,957
    Metsa Board Oyj............................................. 125,806     703,752
#   Metso Oyj...................................................  55,305   2,069,360
#   Neste Oyj...................................................  79,857   2,639,488
    Nokia Oyj................................................... 106,747     560,914
    Nokia Oyj................................................... 143,713     751,675
    Nokian Renkaat Oyj..........................................  61,125   2,048,896
    Olvi Oyj, Class A...........................................   9,261     343,068
    Oriola Oyj, Class B......................................... 109,357     282,207
    Orion Oyj, Class A..........................................   9,202     308,723
    Orion Oyj, Class B..........................................  53,221   1,774,627
#   Outokumpu Oyj............................................... 261,645   1,001,780
*   Outotec Oyj.................................................  79,010     417,387
    Pihlajalinna Oyj............................................   9,285     112,004
    Ponsse Oyj..................................................   6,228     209,669
*   QT Group Oyj................................................   2,279      31,867
    Raisio Oyj, Class V.........................................  84,711     283,918
    Ramirent Oyj................................................  72,622     510,110
    Revenio Group Oyj...........................................  10,609     244,393
    Sampo Oyj, Class A..........................................  29,357   1,344,202
    Sanoma Oyj..................................................  54,868     560,156
*   SRV Group Oyj...............................................  11,475      22,185
*   Stockmann Oyj Abp, Class A..................................   2,666       8,139
#*  Stockmann Oyj Abp, Class B..................................  27,220      72,556
    Stora Enso Oyj, Class R..................................... 218,840   2,725,327
    Tieto Oyj...................................................  29,564     841,733
    Tikkurila Oyj...............................................  30,785     516,224
    UPM-Kymmene Oyj............................................. 228,744   6,458,544
    Uponor Oyj..................................................  56,120     672,065
    Vaisala Oyj, Class A........................................   9,648     209,118
#   Valmet Oyj..................................................  61,016   1,680,808
    Wartsila Oyj Abp............................................  44,064     705,573
#   YIT Oyj..................................................... 127,829     784,327
                                                                         -----------
TOTAL FINLAND...................................................          49,220,742
                                                                         -----------
FRANCE -- (6.8%)
    ABC arbitrage...............................................  12,945      95,618
    Accor SA....................................................   7,050     297,041
    Actia Group.................................................  10,087      48,290
    Aeroports de Paris..........................................   2,541     517,634
*   Air France-KLM.............................................. 181,859   2,098,564
    Air Liquide SA..............................................   7,158     952,242
    Akka Technologies...........................................   6,256     459,447
    AKWEL.......................................................   9,244     180,399
#   Albioma SA..................................................  23,375     550,011
    Alstom SA...................................................  17,042     749,800
    Altamir.....................................................  17,275     305,892
    Alten SA....................................................  11,932   1,303,117
#   Altran Technologies SA...................................... 175,420   2,287,040
    Amundi SA...................................................   7,642     549,821
    Antalis International SAS...................................   4,493       4,938
    APRIL SA....................................................  10,426     250,188
    Arkema SA...................................................  50,957   5,232,090
    Assystem SA.................................................   5,434     213,843
    Atos SE.....................................................  19,717   2,033,035
    Aubay.......................................................   4,684     167,042

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    AXA SA, Sponsored ADR.......................................  12,088 $  319,607
#   AXA SA......................................................  96,080  2,562,122
    Axway Software SA...........................................   4,951     70,760
*   Baikowski SAS...............................................   1,125     18,946
#   Bastide le Confort Medical..................................   2,869    124,958
    Beneteau SA.................................................  28,410    360,674
    Bigben Interactive..........................................  15,109    180,845
    BioMerieux..................................................  12,168    966,433
    BNP Paribas SA..............................................  90,176  4,800,347
    Boiron SA...................................................   5,728    305,678
    Bollore SA.................................................. 169,689    807,172
    Bonduelle SCA...............................................  14,170    453,842
#*  Bourbon Corp................................................  24,458     57,386
#   Bouygues SA.................................................  91,342  3,438,329
#   Bureau Veritas SA...........................................  24,625    624,211
    Burelle SA..................................................      44     46,410
    Capgemini SE................................................  10,331  1,253,711
    Carrefour SA................................................ 163,699  3,190,499
#   Casino Guichard Perrachon SA................................  18,803    769,885
    Catering International Services.............................   1,201     16,302
*   Cegedim SA..................................................   3,793    110,406
*   CGG SA...................................................... 358,373    647,848
    Chargeurs SA................................................  23,492    500,564
    Cie de Saint-Gobain......................................... 149,152  6,115,224
    Cie des Alpes...............................................   9,189    277,413
    Cie Generale des Etablissements Michelin SCA................  23,837  3,082,375
    Cie Plastic Omnium SA.......................................  50,206  1,521,111
#   CNP Assurances..............................................  33,887    800,436
*   Coface SA...................................................  87,066    878,221
    Credit Agricole SA..........................................  90,562  1,243,601
    Danone SA...................................................  12,713  1,028,196
    Derichebourg SA............................................. 104,134    453,782
    Devoteam SA.................................................   3,003    352,064
#   Edenred.....................................................  34,476  1,625,466
    Eiffage SA..................................................  28,388  2,964,025
    Electricite de France SA.................................... 184,935  2,670,819
    Electricite de Strasbourg SA................................      88     10,388
    Elior Group SA..............................................  83,863  1,161,684
#   Elis SA..................................................... 120,544  2,151,297
    Engie SA.................................................... 144,128  2,139,220
    Eramet......................................................   7,703    539,433
    EssilorLuxottica SA.........................................   9,379  1,142,724
    Esso SA Francaise...........................................   2,429     83,395
*   Etablissements Maurel et Prom...............................  21,396     80,883
    Eurofins Scientific SE......................................   2,681  1,227,705
    Euronext NV.................................................  27,881  1,937,231
#   Europcar Mobility Group.....................................  86,085    718,129
    Eutelsat Communications SA.................................. 143,236  2,588,680
    Exel Industries, Class A....................................   1,036     75,530
    Faurecia SA.................................................  28,361  1,443,050
    Fleury Michon SA............................................     748     33,898
*   Fnac Darty S.A..............................................  10,521    924,949
*   Fnac Darty SA (BLRZL56).....................................   2,700    237,791
    Gaztransport Et Technigaz SA................................  12,868  1,164,430
    Getlink SE..................................................  69,512  1,118,861
    GL Events...................................................   8,638    212,876
    Groupe Crit.................................................   2,385    182,591
    Groupe Gorge................................................   2,052     34,403
    Groupe Open.................................................   3,320     62,335

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Guerbet.....................................................   5,364 $  320,283
    Haulotte Group SA...........................................   6,838     66,879
    HERIGE SADCS................................................     700     20,339
*   HiPay Group SA..............................................   2,179     16,429
*   ID Logistics Group..........................................   1,080    193,024
#   Iliad SA....................................................   6,691    681,660
    Imerys SA...................................................   8,907    474,608
    Ingenico Group SA...........................................  34,037  2,872,728
    Interparfums SA.............................................   2,850    142,959
    Ipsen SA....................................................  11,306  1,320,427
    IPSOS.......................................................  32,249    935,421
    Jacquet Metal Service SA....................................  10,665    212,697
#   JCDecaux SA.................................................   9,744    319,411
    Kaufman & Broad SA..........................................  16,825    671,310
    Korian SA...................................................  46,898  1,887,827
    Lagardere SCA...............................................  95,197  2,592,769
*   Latecoere SACA..............................................  62,542    228,667
    Laurent-Perrier.............................................   1,337    141,504
    Le Belier...................................................   2,212     82,339
    Lectra......................................................  17,815    428,845
    Legrand SA..................................................  13,193    970,383
#   Linedata Services...........................................   3,276    102,531
    LISI........................................................  17,278    578,373
    LNA Sante SA................................................   4,400    227,380
    L'Oreal SA..................................................     186     51,160
#   LVMH Moet Hennessy Louis Vuitton SE.........................   3,114  1,222,610
    Maisons France Confort SA...................................   2,572    106,598
    Manitou BF SA...............................................   6,527    214,722
    Manutan International.......................................   1,396    106,185
    Mersen SA...................................................  14,342    510,431
*   METabolic EXplorer SA.......................................  24,334     48,924
    Metropole Television SA.....................................  20,920    415,243
    Natixis SA.................................................. 168,286    991,666
    Neopost SA..................................................  34,175    838,267
    Nexans SA...................................................  37,794  1,325,612
    Nexity SA...................................................  26,277  1,229,088
#*  Nicox.......................................................  10,169     62,049
    NRJ Group...................................................  13,173    103,475
    Oeneo SA....................................................  19,243    219,329
#*  Onxeo SA....................................................  25,529     23,488
#*  Onxeo SA....................................................   5,700      5,350
    Orange SA................................................... 287,736  4,496,897
    Orpea.......................................................  11,541  1,408,101
    Pernod Ricard SA............................................     279     48,648
#   Peugeot SA.................................................. 315,797  8,279,843
#*  Pierre & Vacances SA........................................   3,867     77,324
    Plastivaloire...............................................   8,518     92,804
    PSB Industries SA...........................................   1,125     40,069
    Publicis Groupe SA..........................................  27,239  1,618,986
#   Rallye SA...................................................  22,424    261,184
#*  Recylex SA..................................................   4,720     26,497
    Renault SA..................................................  53,306  3,636,876
    Rexel SA.................................................... 253,014  3,401,494
    Robertet SA.................................................     426    272,058
    Rothschild & Co.............................................  14,966    515,050
    Rubis SCA...................................................  19,641  1,077,313
    Samse SA....................................................     244     37,915
#   Sanofi......................................................  34,624  3,020,919
    Sartorius Stedim Biotech....................................   6,814    925,509

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
FRANCE -- (Continued)
    Savencia SA.................................................   3,685 $    280,925
#   Schneider Electric SE.......................................  19,335    1,636,091
    Schneider Electric SE.......................................   1,883      160,026
#   SCOR SE.....................................................  87,264    3,562,516
    SEB SA......................................................   7,961    1,458,545
    Seche Environnement SA......................................   2,112       71,747
#   SES SA...................................................... 123,018    2,094,711
    Societe BIC SA..............................................  13,449    1,158,583
*   Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco....................................................     763       41,693
    Societe Generale SA.........................................  79,989    2,536,572
    Societe Marseillaise du Tunnel Prado-Carenage SA............   1,651       37,494
    Sodexo SA...................................................   4,548      521,463
*   SOITEC......................................................   8,180      828,478
#*  Solocal Group............................................... 195,029      207,493
    Somfy SA....................................................   2,620      237,306
    Sopra Steria Group..........................................   6,763      863,805
#   SPIE SA.....................................................  77,345    1,493,173
*   Stallergenes Greer P.L.C....................................   2,696      111,136
    Stef SA.....................................................   3,236      306,495
    STMicroelectronics NV....................................... 180,965    3,323,372
#   STMicroelectronics NV.......................................  10,413      191,079
    Suez........................................................  22,409      314,977
    Sword Group.................................................   2,741       99,815
    Synergie SA.................................................   6,895      276,243
#   Tarkett SA..................................................  25,873      627,157
*   Technicolor SA.............................................. 233,452      280,178
    Teleperformance.............................................  18,747    3,603,935
#   Television Francaise 1......................................  64,164      701,358
    Thales SA...................................................   1,633      195,107
    Thermador Groupe............................................   3,781      215,815
    Total Gabon.................................................     433       75,715
    Total SA.................................................... 257,810   14,331,854
    TOTAL SA, Sponsored ADR.....................................      57        3,173
*   Touax SA....................................................   1,315        9,035
    Trigano SA..................................................   4,711      451,696
*   Ubisoft Entertainment SA....................................  34,354    3,282,119
    Union Financiere de France BQE SA...........................   2,287       52,173
    Valeo SA....................................................  39,924    1,452,145
#*  Vallourec SA................................................ 253,363      628,536
*   Valneva SE..................................................   4,729       17,460
    Vetoquinol SA...............................................   2,125      133,501
#   Vicat SA....................................................  16,383      866,400
    VIEL & Cie SA...............................................  15,605       87,538
    Vilmorin & Cie SA...........................................   5,957      331,488
#   Vinci SA....................................................  17,186    1,735,722
*   Virbac SA...................................................   1,862      331,677
    Vivendi SA..................................................  29,520      856,855
    Vranken-Pommery Monopole SA.................................   1,795       46,941
*   Worldline SA................................................   4,965      312,930
    XPO Logistics Europe SADIR..................................      27        8,609
                                                                         ------------
TOTAL FRANCE....................................................          186,860,535
                                                                         ------------
GERMANY -- (6.5%)
    1&1 Drillisch AG............................................  12,783      477,350
    Aareal Bank AG..............................................  50,353    1,761,254
    Adler Modemaerkte AG........................................   4,316       15,943
    ADLER Real Estate AG........................................  12,044      173,210
#   ADO Properties SA...........................................   5,914      310,868
*   ADVA Optical Networking SE..................................  33,390      286,589

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
#*  AIXTRON SE..................................................   6,081 $   70,405
    All for One Group AG........................................     486     27,762
    Allgeier SE.................................................   3,364     96,428
    Allianz SE, Sponsored ADR...................................  11,988    289,151
    Allianz SE..................................................  24,364  5,889,123
    Amadeus Fire AG.............................................   3,198    426,774
    Aroundtown SA...............................................  30,890    250,967
    Atoss Software AG...........................................     561     69,065
    Aurubis AG..................................................  35,915  1,756,109
    Axel Springer SE............................................  20,007  1,133,188
    BASF SE.....................................................  54,159  4,421,592
    Basler AG...................................................     762    137,907
    Bauer AG....................................................  10,205    256,919
    Bayer AG....................................................  64,921  4,319,507
    Bayerische Motoren Werke AG.................................  50,795  4,333,241
    BayWa AG....................................................  13,874    408,970
    Bechtle AG..................................................  13,772  1,417,778
    Bertrandt AG................................................   4,864    379,584
    Bijou Brigitte AG...........................................   2,250    111,328
    Bilfinger SE................................................  27,184  1,005,277
    Borussia Dortmund GmbH & Co. KGaA...........................  61,142    587,252
    Brenntag AG.................................................  31,656  1,708,240
    CANCOM SE...................................................  26,250  1,328,613
    Carl Zeiss Meditec AG.......................................   4,437    436,422
*   CECONOMY AG.................................................  87,517    587,850
    CENIT AG....................................................   3,984     61,077
    CENTROTEC Sustainable AG....................................   8,794    116,260
    Cewe Stiftung & Co. KGAA....................................   5,534    522,760
    comdirect bank AG...........................................   7,377     85,994
*   Commerzbank AG.............................................. 560,765  5,054,393
    CompuGroup Medical SE.......................................  12,270    814,225
    Continental AG..............................................   4,688    777,696
    Corestate Capital Holding SA................................   5,307    213,198
    Covestro AG.................................................   7,485    411,283
    CropEnergies AG.............................................  27,276    178,801
    CTS Eventim AG & Co. KGaA...................................  29,511  1,515,662
    Daimler AG.................................................. 139,507  9,156,678
*   Delivery Hero SE............................................   2,798    128,986
    Delticom AG.................................................   1,376     10,525
    Deutsche Bank AG............................................ 129,616  1,074,837
    Deutsche Bank AG............................................ 256,657  2,125,120
    Deutsche Beteiligungs AG....................................  12,408    492,985
    Deutsche Boerse AG..........................................   9,256  1,236,809
    Deutsche EuroShop AG........................................   7,515    225,849
    Deutsche Lufthansa AG....................................... 152,127  3,680,520
    Deutsche Pfandbriefbank AG.................................. 126,088  1,760,553
    Deutsche Post AG............................................  27,702    962,933
    Deutsche Telekom AG, Sponsored ADR..........................  16,349    274,500
    Deutsche Telekom AG......................................... 184,205  3,086,336
    Deutsche Wohnen SE..........................................  28,338  1,276,476
    Deutz AG.................................................... 127,286  1,257,839
*   Dialog Semiconductor P.L.C..................................  42,848  1,666,966
    DIC Asset AG................................................  16,504    181,082
    Diebold Nixdorf AG..........................................   3,206    216,354
    DMG Mori AG.................................................   8,867    457,273
#   Dr Hoenle AG................................................   2,767    174,739
    Draegerwerk AG & Co. KGaA...................................   2,421    113,025
    Duerr AG....................................................  31,023  1,402,982
    E.ON SE..................................................... 588,434  6,326,680

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    Eckert & Ziegler Strahlen- und Medizintechnik AG............   2,958 $  261,018
    EDAG Engineering Group AG...................................   6,901    108,460
    Elmos Semiconductor AG......................................  10,591    291,807
#   ElringKlinger AG............................................  31,740    240,744
    Evonik Industries AG........................................  20,404    609,114
    Fielmann AG.................................................  12,911    917,962
    First Sensor AG.............................................   3,082     82,747
    Francotyp-Postalia Holding AG, Class A......................  10,397     42,172
    Fraport AG Frankfurt Airport Services Worldwide.............  17,461  1,453,543
    Freenet AG..................................................  90,200  2,119,267
    Fresenius Medical Care AG & Co. KGaA, ADR...................   4,254    179,434
    Fresenius Medical Care AG & Co. KGaA........................  21,033  1,772,733
    Fresenius SE & Co. KGaA.....................................  16,423    933,892
    Fuchs Petrolub SE...........................................  10,969    438,003
    GEA Group AG................................................  73,103  2,048,176
    Gerresheimer AG.............................................  26,740  2,014,658
    Gesco AG....................................................   7,358    213,120
    GFT Technologies SE.........................................  14,803    150,960
    GRENKE AG...................................................   1,175    125,352
    H&R GmbH & Co. KGaA.........................................  10,450     86,496
    Hamburger Hafen und Logistik AG.............................  24,647    622,136
    Hannover Rueck SE...........................................   4,777    721,374
    Hapag-Lloyd AG..............................................  21,205    652,863
    Hawesko Holding AG..........................................     533     22,734
    HeidelbergCement AG.........................................  24,911  2,015,800
*   Heidelberger Druckmaschinen AG.............................. 259,333    485,892
    Hella GmbH & Co KGaA........................................  28,463  1,552,632
    Henkel AG & Co. KGaA........................................   1,781    169,834
    Highlight Communications AG.................................  13,766     70,332
    Hochtief AG.................................................   4,713    704,635
*   HolidayCheck Group AG.......................................  35,457    124,502
    Hornbach Baumarkt AG........................................   7,020    135,699
    Hornbach Holding AG & Co. KGaA..............................   1,780     96,500
    Hugo Boss AG................................................  32,666  2,282,509
    Indus Holding AG............................................  14,232    758,362
    Infineon Technologies AG....................................  11,283    267,470
    Infineon Technologies AG, ADR...............................  44,524  1,053,883
*   Innogy SE...................................................  10,278    445,861
    Isra Vision AG..............................................   7,820    314,450
    Jenoptik AG.................................................  26,085  1,032,410
    K+S AG...................................................... 168,585  3,432,790
    KION Group AG...............................................  24,893  1,712,455
    Kloeckner & Co. SE..........................................  76,269    536,637
    Koenig & Bauer AG...........................................  10,967    533,160
    Krones AG...................................................   7,296    680,689
    KSB SE & Co. KGaA...........................................      83     30,805
    KWS Saat SE.................................................   4,015    272,420
    Lanxess AG..................................................  65,368  3,785,386
    LEG Immobilien AG...........................................  13,714  1,600,143
    Leifheit AG.................................................   7,467    182,446
#   Leoni AG....................................................  31,810    735,573
*   LPKF Laser & Electronics AG.................................     908      8,978
#*  Manz AG.....................................................   2,130     59,218
#*  Medigene AG.................................................     778      7,743
    Merck KGaA..................................................   3,932    419,114
    METRO AG....................................................  82,379  1,399,744
    MLP SE......................................................  37,726    190,164
    MTU Aero Engines AG.........................................  15,704  3,705,040
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...  13,560  3,374,458

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    Nemetschek SE...............................................   9,136 $1,690,161
    Nexus AG....................................................   2,766     79,228
*   Nordex SE...................................................  52,687    855,844
    Norma Group SE..............................................  32,649  1,543,772
    OHB SE......................................................   5,091    203,825
    OSRAM Licht AG..............................................  42,286  1,454,440
#   Paragon GmbH & Co. KGaA.....................................   1,392     44,095
    Patrizia Immobilien AG......................................  25,462    531,082
    Pfeiffer Vacuum Technology AG...............................   5,378    904,054
    PNE AG......................................................  66,377    183,207
    Progress-Werk Oberkirch AG..................................   1,001     29,823
    ProSiebenSat.1 Media SE..................................... 124,466  1,967,627
    PSI Software AG.............................................   4,785     99,383
    Puma SE.....................................................     161     99,719
    Puma SE.....................................................     199    123,094
*   QIAGEN NV...................................................  11,802    459,806
#*  QIAGEN NV...................................................   3,586    138,853
    QSC AG......................................................  91,973    155,227
*   R Stahl AG..................................................   1,041     29,447
    Rational AG.................................................     971    655,691
    Rheinmetall AG..............................................  33,475  3,857,256
    RHOEN-KLINIKUM AG...........................................  10,399    306,843
    RIB Software SE.............................................  24,459    481,889
#*  Rocket Internet SE..........................................  60,966  1,610,760
    RTL Group SA................................................   2,466    138,954
    RWE AG......................................................  90,175  2,312,992
#   S&T AG......................................................  11,656    314,928
    SAF-Holland SA..............................................  32,772    408,943
    Salzgitter AG...............................................  36,714  1,213,442
    SAP SE......................................................   1,457    187,819
*   Schaltbau Holding AG........................................   3,346    106,246
    Secunet Security Networks AG................................     753     92,218
#*  SGL Carbon SE...............................................  33,817    302,771
    SHW AG......................................................   3,890     90,188
    Siemens AG..................................................  20,490  2,456,796
    Siltronic AG................................................  11,290  1,109,220
    Sixt Leasing SE.............................................  11,902    172,581
    Sixt SE.....................................................  10,681  1,191,066
#   SMA Solar Technology AG.....................................   9,227    210,577
*   SMT Scharf AG...............................................   3,221     46,753
    Softing AG..................................................     444      3,862
    Software AG.................................................  20,534    783,664
    Stabilus SA.................................................  11,768    656,687
    STRATEC SE..................................................     173     12,199
    Stroeer SE & Co. KGaA.......................................  14,176    960,052
    Suedzucker AG...............................................  65,667  1,010,572
#*  SUESS MicroTec SE...........................................  10,756    141,577
#   Surteco Group SE............................................   8,145    229,100
    Symrise AG..................................................   7,136    686,861
    Syzygy AG...................................................     896      9,271
    TAG Immobilien AG...........................................  28,068    632,090
    Takkt AG....................................................  24,889    391,740
*   Talanx AG...................................................  27,404  1,096,714
    Technotrans SE..............................................   6,522    179,013
*   Tele Columbus AG............................................  14,364     30,933
    Telefonica Deutschland Holding AG........................... 413,004  1,341,163
#   Thyssenkrupp AG.............................................  13,626    192,108
    TLG Immobilien AG...........................................  13,741    404,820
#*  Tom Tailor Holding SE.......................................  28,208     77,837

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
GERMANY -- (Continued)
    Traffic Systems SE..........................................     1,564 $     24,467
    TUI AG......................................................    86,705      968,946
    Uniper SE...................................................    53,556    1,625,072
    United Internet AG..........................................    42,200    1,696,646
    VERBIO Vereinigte BioEnergie AG.............................    23,325      202,363
    Volkswagen AG...............................................     5,839    1,046,915
    Vossloh AG..................................................     6,996      322,012
    Wacker Chemie AG............................................    10,818      950,992
    Wacker Neuson SE............................................    28,368      788,374
    Washtec AG..................................................     6,761      532,261
#   Wirecard AG.................................................     1,510      228,112
    Wuestenrot & Wuerttembergische AG...........................    19,930      409,035
    XING SE.....................................................     1,591      592,098
    Zeal Network SE.............................................     7,017      159,651
                                                                           ------------
TOTAL GERMANY...................................................            178,050,388
                                                                           ------------
HONG KONG -- (2.8%)
    Aeon Credit Service Asia Co., Ltd...........................    38,000       37,900
    Aeon Stores Hong Kong Co., Ltd..............................    22,000       11,729
#   Agritrade Resources, Ltd.................................... 2,620,000      426,842
    AIA Group, Ltd..............................................   325,600    3,333,960
    Alco Holdings, Ltd..........................................   240,000       22,896
    Allied Group, Ltd...........................................     6,000       33,809
    Allied Properties HK, Ltd................................... 1,464,540      336,254
    APAC Resources, Ltd.........................................    93,687       13,500
*   Applied Development Holdings, Ltd........................... 1,210,000       59,814
    Asia Financial Holdings, Ltd................................   136,000       82,676
    Asia Satellite Telecommunications Holdings, Ltd.............    39,000       33,211
    Asia Standard International Group, Ltd......................   482,000       98,394
#   Asiasec Properties, Ltd.....................................    49,000       16,890
    ASM Pacific Technology, Ltd.................................    54,900      636,786
#   Associated International Hotels, Ltd........................    10,000       29,323
*   Auto Italia Holdings........................................   875,000        7,368
    Bank of East Asia, Ltd. (The)...............................   160,271      505,896
*   BeijingWest Industries International, Ltd...................   140,000       14,461
    BOC Aviation, Ltd...........................................    61,900      532,061
    BOC Hong Kong Holdings, Ltd.................................   143,000      640,956
    BOCOM International Holdings Co., Ltd.......................    73,000       14,821
    BOE Varitronix, Ltd.........................................   496,000      149,330
*   Bonjour Holdings, Ltd.......................................   596,200       15,291
    Bossini International Holdings, Ltd.........................   436,000       15,011
    Bright Smart Securities & Commodities Group, Ltd............   394,000       91,101
*   Brightoil Petroleum Holdings, Ltd........................... 1,027,000      196,372
*   Brockman Mining, Ltd........................................   317,840        7,003
*   Burwill Holdings, Ltd....................................... 2,638,000       46,773
    Cafe de Coral Holdings, Ltd.................................   178,000      438,550
*   Cash Financial Services Group, Ltd..........................   300,000        2,605
    Cathay Pacific Airways, Ltd.................................   371,000      624,770
    CCT Fortis Holdings, Ltd....................................    72,000        6,515
*   Central Wealth Group Holdings, Ltd.......................... 4,028,449       30,381
    Century City International Holdings, Ltd.................... 1,416,000      126,480
    CGN Mining Co., Ltd......................................... 1,035,000       51,541
    Chen Hsong Holdings.........................................    48,000       18,168
    Cheuk Nang Holdings, Ltd....................................    21,817       11,797
    Chevalier International Holdings, Ltd.......................    30,055       47,127
*   China Baoli Technologies Holdings, Ltd......................   325,000        8,679
*   China Best Group Holding, Ltd...............................   970,000       23,777
*   China Chuanglian Education Financial Group, Ltd.............   660,000        4,358
    China Display Optoelectronics Technology Holdings, Ltd......   352,000       34,177

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
HONG KONG -- (Continued)
*   China Energy Development Holdings, Ltd......................  5,604,000 $  121,628
*   China Ludao Technology Co., Ltd.............................    100,000     16,236
    China Motor Bus Co., Ltd....................................      1,200     15,684
#   China New Higher Education Group Ltd........................    244,000    109,110
#*  China Shandong Hi-Speed Financial Group, Ltd................    306,000     13,960
*   China Solar Energy Holdings, Ltd............................     64,000        275
#   China Star Entertainment, Ltd...............................  1,832,000    135,594
#*  China Strategic Holdings, Ltd............................... 16,830,000    171,113
*   China Ting Group Holdings, Ltd..............................    226,000      8,514
*   China Tonghai International Financial, Ltd..................    240,000     17,771
    Chinese Estates Holdings, Ltd...............................    278,500    290,741
*   Chinlink International Holdings, Ltd........................    280,800     34,075
    Chinney Investments, Ltd....................................    112,000     39,575
    Chong Hing Bank, Ltd........................................     62,000    117,431
    Chow Sang Sang Holdings International, Ltd..................    227,000    377,220
    Chow Tai Fook Jewellery Group, Ltd..........................    188,200    201,430
    Chuang's China Investments, Ltd.............................  1,080,000     70,327
    Chuang's Consortium International, Ltd......................    790,925    180,388
    CITIC Telecom International Holdings, Ltd...................  1,665,000    689,963
    CK Asset Holdings, Ltd......................................    170,000  1,366,892
    CK Hutchison Holdings, Ltd..................................    124,960  1,313,818
    CK Infrastructure Holdings, Ltd.............................     29,000    235,176
    CK Life Sciences Intl Holdings, Inc.........................  1,818,000    105,611
*   CMIC Ocean En-Tech Holding Co., Ltd.........................    350,000     18,515
*   CMMB Vision Holdings, Ltd...................................  1,696,000     17,500
    CNQC International Holdings, Ltd............................    355,000     71,949
    CNT Group, Ltd..............................................    518,000     22,949
#*  Common Splendor International Health Industry Group, Ltd....    232,000     15,686
    Continental Holdings, Ltd...................................  1,520,000     19,281
#*  Convoy Global Holdings, Ltd.................................  5,166,000     20,612
*   Cosmopolitan International Holdings, Ltd....................    276,000     53,396
    Cowell e Holdings, Inc......................................    995,000    225,580
*   CP Lotus Corp...............................................    260,000      2,417
    Crocodile Garments..........................................    574,000     53,280
    Cross-Harbour Holdings, Ltd. (The)..........................     56,416     79,115
    CSI Properties, Ltd.........................................  5,271,515    295,774
*   CST Group, Ltd.............................................. 13,168,000     40,286
    CW Group Holdings, Ltd......................................    443,000      4,890
    Dah Sing Banking Group, Ltd.................................    320,195    612,784
    Dah Sing Financial Holdings, Ltd............................    122,266    642,258
    Dickson Concepts International, Ltd.........................     83,500     45,027
*   Dingyi Group Investment, Ltd................................    180,000     12,402
    Dynamic Holdings, Ltd.......................................      2,000      2,004
    Eagle Nice International Holdings, Ltd......................    242,000     90,934
    EcoGreen International Group, Ltd...........................    234,000     48,992
    Emperor Capital Group, Ltd..................................  3,231,000    150,652
    Emperor Entertainment Hotel, Ltd............................    570,000    122,103
    Emperor International Holdings, Ltd.........................  1,323,750    395,606
    Emperor Watch & Jewellery, Ltd..............................  2,480,000     75,604
*   ENM Holdings, Ltd...........................................    680,000     77,235
#*  Esprit Holdings, Ltd........................................  1,730,399    351,233
*   Eternity Investment, Ltd....................................  1,730,000     39,700
    Fairwood Holdings, Ltd......................................     29,000    101,477
    Far East Consortium International, Ltd......................  1,150,374    543,167
#*  FIH Mobile, Ltd.............................................  3,994,000    596,991
    First Pacific Co., Ltd......................................  1,931,200    800,947
*   First Shanghai Investments, Ltd.............................  1,496,000    110,818
    Fountain SET Holdings, Ltd..................................  1,240,000    217,769
    Freeman Fintech Corp, Ltd...................................  1,014,000     44,073

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
HONG KONG -- (Continued)
    Future Bright Holdings, Ltd.................................    348,000 $   24,430
*   Future World Financial Holdings, Ltd........................     49,963        611
    Galaxy Entertainment Group, Ltd.............................     24,000    179,742
#   Genting Hong Kong, Ltd......................................    687,000     92,047
    Get Nice Financial Group, Ltd...............................    152,150     19,033
    Get Nice Holdings, Ltd...................................... 10,434,000    372,609
    Giordano International, Ltd.................................  1,034,000    491,991
#   Global Brands Group Holding, Ltd............................    499,800     61,140
    Glorious Sun Enterprises, Ltd...............................    447,000     51,920
    Gold Peak Industries Holdings, Ltd..........................     81,000      8,283
    Golden Resources Development International, Ltd.............     90,000      6,998
#*  Gold-Finance Holdings, Ltd..................................    204,000      4,083
*   Good Resources Holdings, Ltd................................  2,210,000     45,733
    Goodbaby International Holdings, Ltd........................    691,000    196,217
*   GR Properties, Ltd..........................................    128,000     21,800
    Great Eagle Holdings, Ltd...................................    165,198    778,532
*   Great Harvest Maeta Group Holdings, Ltd.....................    152,500     34,607
*   Greentech Technology International, Ltd.....................    710,000      5,784
#*  G-Resources Group, Ltd...................................... 44,704,800    428,277
    Guangnan Holdings, Ltd......................................    154,000     20,218
    Guoco Group, Ltd............................................     14,000    208,574
#   Guotai Junan International Holdings, Ltd....................  2,063,000    416,408
#   Haitong International Securities Group, Ltd.................  1,830,605    664,063
    Hang Lung Group, Ltd........................................    348,000  1,037,877
    Hang Lung Properties, Ltd...................................    339,000    797,913
    Hang Seng Bank, Ltd.........................................     22,400    588,529
    Hanison Construction Holdings, Ltd..........................    381,459     65,684
*   Hao Tian Development Group, Ltd.............................  2,093,933     57,155
    Harbour Centre Development, Ltd.............................     53,000     97,303
    Henderson Land Development Co., Ltd.........................     91,432    563,509
    HK Electric Investments & HK Electric Investments, Ltd......    119,288    116,895
    HKBN, Ltd...................................................    343,500    615,146
    HKR International, Ltd......................................    745,988    410,642
    HKT Trust & HKT, Ltd........................................    450,000    697,683
    Hoifu Energy Group, Ltd.....................................    408,000     47,328
    Hon Kwok Land Investment Co., Ltd...........................    110,000     57,467
#   Hong Kong Ferry Holdings Co., Ltd...........................     33,000     37,322
*   Hong Kong Finance Investment Holding Group, Ltd.............    392,000     45,510
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................    476,000    180,213
#*  Hong Kong Television Network, Ltd...........................    297,000    131,842
    Hongkong & Shanghai Hotels, Ltd. (The)......................    401,500    587,879
    Hongkong Chinese, Ltd.......................................    296,000     44,113
    Hop Hing Group Holdings, Ltd................................  1,832,000     35,090
    Hopewell Holdings, Ltd......................................    363,000  1,795,380
*   Hsin Chong Group Holdings, Ltd..............................  1,532,000     68,351
*   Huan Yue Interactive Holdings, Ltd..........................    121,000     10,639
#   Huarong International Financial Holdings, Ltd...............     75,000      5,940
#*  Huarong Investment Stock Corp., Ltd.........................    175,000      9,819
    Hung Hing Printing Group, Ltd...............................    280,000     48,546
    Hutchison Telecommunications Hong Kong Holdings, Ltd........  1,368,000    579,386
    Hysan Development Co., Ltd..................................     30,000    168,142
#*  I-CABLE Communications, Ltd.................................  2,153,027     28,519
    IGG, Inc....................................................    371,000    470,373
*   Imagi International Holdings, Ltd...........................    216,799     60,897
    IPE Group, Ltd..............................................    365,000     45,148
*   IRC, Ltd....................................................  3,132,000     70,787
    IT, Ltd.....................................................    386,000    187,213
    ITC Properties Group, Ltd...................................    513,165    126,893

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
HONG KONG -- (Continued)
    Jacobson Pharma Corp., Ltd..................................    172,000 $   32,498
    Johnson Electric Holdings, Ltd..............................    258,577    608,747
    Kader Holdings Co., Ltd.....................................    214,000     23,999
    Karrie International Holdings, Ltd..........................    188,000     28,070
    Kerry Logistics Network, Ltd................................    396,750    707,919
    Kerry Properties, Ltd.......................................    330,000  1,412,521
    Kingmaker Footwear Holdings, Ltd............................    204,000     42,854
    Kingston Financial Group, Ltd...............................    634,000    148,925
    Kowloon Development Co., Ltd................................    339,000    460,987
*   Kwan On Holdings, Ltd.......................................    180,000     16,267
    Kwoon Chung Bus Holdings, Ltd...............................     42,000     22,548
#   Lai Sun Development Co., Ltd................................    218,413    341,815
    Lai Sun Garment International, Ltd..........................     20,000     29,751
*   Landing International Development, Ltd......................  1,006,200    321,598
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................    220,500     90,219
*   Leyou Technologies Holdings, Ltd............................    200,000     57,391
    Li & Fung, Ltd..............................................  3,708,000    616,094
    Lifestyle International Holdings, Ltd.......................    310,500    541,150
    Lippo China Resources, Ltd..................................  2,772,000     63,778
    Lippo, Ltd..................................................      9,000      3,611
    Liu Chong Hing Investment, Ltd..............................    168,000    292,468
    L'Occitane International SA.................................    205,750    369,735
#   Luk Fook Holdings International, Ltd........................    215,000    770,344
    Lung Kee Bermuda Holdings...................................    106,000     46,215
    Macau Legend Development, Ltd...............................  1,495,000    240,184
    Magnificent Hotel Investment, Ltd...........................    818,000     19,908
    Man Wah Holdings, Ltd.......................................  1,015,200    522,305
#*  Mason Group Holdings, Ltd................................... 18,263,999    298,052
*   Mei Ah Entertainment Group, Ltd.............................    240,000      8,257
    Melco International Development, Ltd........................    456,000  1,120,532
    Melco Resorts & Entertainment, Ltd., ADR....................     10,831    271,858
#   MGM China Holdings, Ltd.....................................     76,400    157,717
#   Microport Scientific Corp...................................    111,000    104,602
    Midland Holdings, Ltd.......................................    259,478     56,653
    Million Hope Industries Holdings, Ltd.......................     80,583      7,499
    Ming Fai International Holdings, Ltd........................    146,000     21,044
    Miramar Hotel & Investment..................................    138,000    290,004
    Modern Dental Group, Ltd....................................    175,000     30,122
*   Mongolian Mining Corp.......................................  4,708,499     88,392
    MTR Corp., Ltd..............................................     40,412    240,752
    NagaCorp., Ltd..............................................  1,056,000  1,356,063
    Nameson Holdings, Ltd.......................................    530,000     47,903
*   National United Resources Holdings, Ltd.....................    350,000      1,187
*   Neo-Neon Holdings, Ltd......................................    613,000     51,619
*   NEW Concepts Holdings, Ltd..................................     40,000      7,119
*   New Sports Group, Ltd.......................................    455,500     29,111
*   New Times Energy Corp., Ltd.................................  1,192,000     15,358
    New World Development Co., Ltd..............................  1,567,579  2,597,024
#*  NewOcean Energy Holdings, Ltd...............................    834,000    229,814
*   Nine Express, Ltd...........................................    606,000     14,851
#   NWS Holdings, Ltd...........................................    168,830    351,087
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.......    945,000     35,520
    Oriental Watch Holdings.....................................    356,000    105,364
#   Oshidori International Holdings, Ltd........................  3,201,000    507,269
*   Pacific Andes International Holdings, Ltd...................  1,218,336      4,255
#   Pacific Basin Shipping, Ltd.................................  3,491,000    717,266
    Pacific Textiles Holdings, Ltd..............................    407,000    344,388
    Paliburg Holdings, Ltd......................................    246,000    101,071

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
*   Pan Asia Environmental Protection Group, Ltd................   114,000 $   14,396
#*  Paradise Entertainment, Ltd.................................   340,000     54,176
    PC Partner Group, Ltd.......................................    56,000     15,395
    PCCW, Ltd................................................... 1,192,013    718,760
    Perfect Shape Medical, Ltd..................................   128,000     40,012
    Pico Far East Holdings, Ltd.................................   488,000    179,489
    Playmates Holdings, Ltd.....................................   960,000    141,840
    Playmates Toys, Ltd.........................................   496,000     45,541
    Polytec Asset Holdings, Ltd................................. 2,753,900    393,337
    Prada SpA...................................................    41,500    116,728
*   PT International Development Co., Ltd.......................   578,000     39,045
    Public Financial Holdings, Ltd..............................   262,000    114,580
*   PuraPharm Corp., Ltd........................................    68,000     17,651
*   PYI Corp., Ltd.............................................. 4,500,000     67,170
*   Realord Group Holdings, Ltd.................................    72,000     43,870
    Regal Hotels International Holdings, Ltd....................   296,000    185,370
*   Regent Pacific Group, Ltd................................... 1,600,000     51,090
#   Regina Miracle International Holdings, Ltd..................   155,000    124,355
#   Sa Sa International Holdings, Ltd...........................   624,946    212,187
    Safety Godown Co., Ltd......................................    28,000     55,881
    Samsonite International SA..................................   341,400    979,128
    SAS Dragon Holdings, Ltd....................................   294,000     96,754
    SEA Holdings, Ltd...........................................   130,968    167,271
    Shangri-La Asia, Ltd........................................   551,666    782,143
    Shenwan Hongyuan HK, Ltd....................................   282,500     66,014
    Shun Ho Property Investments, Ltd...........................    13,497      4,915
    Shun Tak Holdings, Ltd...................................... 2,105,249    937,899
*   Silver Base Group Holdings, Ltd.............................   723,000     23,415
*   Sincere Watch Hong Kong, Ltd................................ 4,770,000     87,674
    Singamas Container Holdings, Ltd............................ 1,470,000    260,514
    Sino Land Co., Ltd..........................................   466,657    820,875
    SITC International Holdings Co., Ltd........................   751,000    799,489
    Sitoy Group Holdings, Ltd...................................   239,000     55,992
#   SJM Holdings, Ltd...........................................   595,000    719,471
    SmarTone Telecommunications Holdings, Ltd...................   310,666    323,772
*   SOCAM Development, Ltd......................................    69,505     17,270
*   Solartech International Holdings, Ltd....................... 1,140,000     11,076
*   Solomon Systech International, Ltd..........................   568,000     17,391
    Soundwill Holdings, Ltd.....................................    69,000    103,322
    Sounth China Financial Holding, Ltd.........................    62,000      5,391
*   South China Holdings Co., Ltd............................... 1,200,000     32,540
*   South Shore Holdings, Ltd...................................   349,600     14,489
    Stella International Holdings, Ltd..........................   334,000    592,670
    Stelux Holdings International, Ltd..........................   162,800      4,595
*   Success Universe Group, Ltd.................................   300,000      9,968
*   Summit Ascent Holdings, Ltd.................................   378,000     78,560
    Sun Hung Kai & Co., Ltd.....................................   546,341    272,470
    Sun Hung Kai Properties, Ltd................................   106,282  1,834,251
    SUNeVision Holdings, Ltd....................................   102,000     87,074
    Swire Pacific, Ltd., Class A................................   126,500  1,601,928
    Swire Pacific, Ltd., Class B................................   232,500    461,134
    TAI Cheung Holdings, Ltd....................................   214,000    226,741
#   Tai United Holdings, Ltd....................................   455,000     32,449
*   Talent Property Group, Ltd.................................. 2,925,000     23,330
    Tao Heung Holdings, Ltd.....................................   324,000     63,222
    Techtronic Industries Co., Ltd..............................   218,000  1,577,557
#   Television Broadcasts, Ltd..................................   177,400    348,529
#   Texwinca Holdings, Ltd......................................   586,000    232,959
    TK Group Holdings, Ltd......................................    76,000     51,319

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
HONG KONG -- (Continued)
#*  TOM Group, Ltd..............................................   130,000 $    30,363
#*  Town Health International Medical Group, Ltd................ 1,057,899      93,049
    Tradelink Electronic Commerce, Ltd..........................   220,000      39,838
    Transport International Holdings, Ltd.......................   177,318     541,405
*   Trinity, Ltd................................................   840,000      40,712
    Tsui Wah Holdings, Ltd......................................   182,000      19,501
    United Laboratories International Holdings, Ltd. (The)......   573,000     335,535
*   Up Energy Development Group, Ltd............................   590,000       1,820
*   Value Convergence Holdings, Ltd.............................   716,000      64,801
    Value Partners Group, Ltd...................................   481,000     362,543
    Vantage International Holdings, Ltd.........................   314,000      28,869
    Vedan International Holdings, Ltd...........................   420,000      41,297
    Victory City International Holdings, Ltd.................... 6,662,610      77,250
    Vitasoy International Holdings, Ltd.........................   326,000   1,641,473
#   VSTECS Holdings, Ltd........................................   553,200     302,905
    VTech Holdings, Ltd.........................................    69,500     635,000
    Wai Kee Holdings, Ltd.......................................   130,000      88,221
    Wang On Group, Ltd.......................................... 9,480,000     107,495
#*  We Solutions, Ltd...........................................   100,000       5,781
    WH Group, Ltd...............................................   875,500   1,035,903
    Wharf Holdings, Ltd. (The)..................................   204,000     586,289
    Wheelock & Co., Ltd.........................................   138,000     983,445
    Win Hanverky Holdings, Ltd..................................   628,000      79,205
    Winfull Group Holdings, Ltd................................. 1,808,000      24,660
    Wing On Co. International, Ltd..............................    30,000     102,292
    Wing Tai Properties, Ltd....................................   154,000     116,961
*   Wonderful Sky Financial Group Holdings, Ltd.................   218,000      35,595
    Wynn Macau, Ltd.............................................    85,200     245,135
    Xinyi Glass Holdings, Ltd...................................   986,000   1,127,715
    YGM Trading, Ltd............................................     8,000       7,564
    YT Realty Group, Ltd........................................   171,962      51,343
    Yue Yuen Industrial Holdings, Ltd...........................   200,500     647,611
*   ZH International Holdings, Ltd..............................   800,000      35,703
                                                                           -----------
TOTAL HONG KONG.................................................            77,556,491
                                                                           -----------
IRELAND -- (0.6%)
    AIB Group P.L.C.............................................   132,716     616,581
    Bank of Ireland Group P.L.C.................................   398,216   2,545,599
    C&C Group P.L.C.............................................   181,722     688,680
*   Cairn Homes P.L.C...........................................    26,129      37,611
    CRH P.L.C...................................................     4,854     163,292
    CRH P.L.C., Sponsored ADR...................................    78,604   2,645,025
    FBD Holdings P.L.C..........................................    11,013     111,583
    Glanbia P.L.C...............................................    99,717   1,833,946
*   IFG Group P.L.C.............................................    20,762      50,407
*   Independent News & Media P.L.C..............................   486,252      56,219
    Irish Continental Group P.L.C...............................   104,404     589,472
*   Kenmare Resources P.L.C.....................................       356         896
    Kerry Group P.L.C., Class A.................................     8,057     902,454
    Kingspan Group P.L.C........................................    40,662   2,137,764
    Paddy Power Betfair P.L.C...................................    30,715   2,575,581
    Paddy Power Betfair P.L.C...................................     8,907     753,941
*   Permanent TSB Group Holdings P.L.C..........................    24,704      38,114
    Smurfit Kappa Group P.L.C...................................    40,275   1,181,038
                                                                           -----------
TOTAL IRELAND...................................................            16,928,203
                                                                           -----------
ISRAEL -- (0.8%)
*   ADO Group, Ltd..............................................     4,119      86,388

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ISRAEL -- (Continued)
*   Africa Israel Properties, Ltd...............................   3,266 $   88,798
*   Airport City, Ltd...........................................  13,185    218,952
*   Albaad Massuot Yitzhak, Ltd.................................   1,876     15,290
*   Allot, Ltd..................................................   9,849     73,907
    Alony Hetz Properties & Investments, Ltd....................   9,679    117,956
    Alrov Properties and Lodgings, Ltd..........................   3,102    111,434
    Amot Investments, Ltd.......................................  25,786    152,026
*   Arko Holdings, Ltd.......................................... 109,520     45,107
    Ashtrom Group, Ltd..........................................  14,404     94,388
    Ashtrom Properties, Ltd.....................................  24,169    121,308
    AudioCodes, Ltd.............................................   5,025     72,654
    Avgol Industries 1953, Ltd..................................  43,315     46,418
*   Azorim-Investment Development & Construction Co., Ltd.......  64,324     76,904
    Azrieli Group, Ltd..........................................   2,661    151,604
    Bank Hapoalim BM............................................ 276,800  2,037,749
    Bank Leumi Le-Israel BM..................................... 452,931  3,101,644
    Bayside Land Corp...........................................     192     94,188
    Bezeq The Israeli Telecommunication Corp., Ltd.............. 127,225     87,031
    Big Shopping Centers, Ltd...................................     745     52,171
    Blue Square Real Estate, Ltd................................   1,417     56,097
*   Brack Capital Properties NV.................................     354     37,372
#   Carasso Motors, Ltd.........................................  12,689     61,143
*   Cellcom Israel, Ltd.........................................  10,729     44,926
*   Cellcom Israel, Ltd.........................................  11,781     48,302
#*  Ceragon Networks, Ltd.......................................  21,364     81,824
*   Clal Biotechnology Industries, Ltd..........................  22,507     18,340
*   Clal Insurance Enterprises Holdings, Ltd....................  26,182    363,484
    Delek Automotive Systems, Ltd...............................  20,414     91,953
    Delek Group, Ltd............................................     763    145,304
    Delta-Galil Industries, Ltd.................................   6,683    201,878
    Dexia Israel Bank, Ltd......................................      67     13,228
    Direct Insurance Financial Investments, Ltd.................  11,694    131,620
    Dor Alon Energy in Israel 1988, Ltd.........................   2,904     47,955
*   El Al Israel Airlines....................................... 501,985    126,270
    Elbit Systems, Ltd..........................................   2,463    343,341
#   Elbit Systems, Ltd..........................................   1,367    190,984
    Electra Consumer Products 1970, Ltd.........................   6,540     86,338
    Electra, Ltd................................................   1,243    340,439
*   Elron Electronic Industries, Ltd............................   7,966     19,459
*   Energix-Renewable Energies, Ltd.............................  57,549    101,713
*   Equital, Ltd................................................  14,603    435,566
*   First International Bank Of Israel, Ltd.....................  29,333    737,154
    FMS Enterprises Migun, Ltd..................................   1,604     44,282
#   Formula Systems 1985, Ltd...................................   7,015    335,046
    Fox Wizel, Ltd..............................................   5,446    153,535
    Gilat Satellite Networks, Ltd...............................  16,185    144,479
    Hadera Paper, Ltd...........................................   2,158    154,555
#   Hamlet Israel-Canada, Ltd...................................   2,215     48,424
    Harel Insurance Investments & Financial Services, Ltd.......  97,470    730,674
    Hilan, Ltd..................................................   6,040    166,665
    IDI Insurance Co., Ltd......................................   2,853    133,297
    IES Holdings, Ltd...........................................     387     19,591
*   Industrial Buildings Corp., Ltd.............................  39,182     67,929
    Inrom Construction Industries, Ltd..........................  23,956     87,895
    Israel Canada T.R, Ltd......................................  22,266     25,268
    Israel Chemicals, Ltd.......................................  70,349    373,538
    Israel Discount Bank, Ltd., Class A......................... 448,880  1,752,283
    Israel Land Development - Urban Renewal, Ltd................   2,209     20,436
    Isras Investment Co., Ltd...................................     389     56,377

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ISRAEL -- (Continued)
    Issta Lines, Ltd............................................     1,155 $    20,651
*   Kamada, Ltd.................................................     5,590      32,642
    Kenon Holdings, Ltd.........................................     8,647     169,754
    Kerur Holdings, Ltd.........................................     2,805      73,695
    Maabarot Products, Ltd......................................     3,266      36,881
#   Magic Software Enterprises, Ltd.............................    17,329     168,671
    Malam - Team, Ltd...........................................       557      63,625
    Matrix IT, Ltd..............................................    39,848     531,120
    Maytronics, Ltd.............................................    17,873     121,387
    Mediterranean Towers, Ltd...................................    10,460      19,863
    Mega Or Holdings, Ltd.......................................     3,109      40,786
    Meitav Dash Investments, Ltd................................    17,994      56,544
    Melisron, Ltd...............................................     3,433     173,490
    Menora Mivtachim Holdings, Ltd..............................    22,942     295,321
    Migdal Insurance & Financial Holding, Ltd...................   369,592     383,549
    Mivtach Shamir Holdings, Ltd................................     3,588      64,937
#   Mizrahi Tefahot Bank, Ltd...................................    44,419     961,542
    Naphtha Israel Petroleum Corp., Ltd.........................    30,324     184,232
    Neto ME Holdings, Ltd.......................................     1,343     114,636
#*  Nice, Ltd., Sponsored ADR...................................     3,145     433,570
*   Nova Measuring Instruments, Ltd.............................    14,832     415,167
*   Oil Refineries, Ltd......................................... 1,019,876     501,007
*   Partner Communications Co., Ltd.............................    31,937     144,401
*   Partner Communications Co., Ltd., ADR.......................    10,082      46,781
    Paz Oil Co., Ltd............................................     3,335     486,193
    Phoenix Holdings, Ltd. (The)................................    89,295     509,746
    Plasson Industries, Ltd.....................................     2,176      92,401
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........     3,182     166,282
#   Scope Metals Group, Ltd.....................................     5,087     135,829
    Shapir Engineering and Industry, Ltd........................    45,463     163,810
*   Shikun & Binui, Ltd.........................................   169,004     437,213
    Shufersal, Ltd..............................................    59,081     392,874
    Strauss Group, Ltd..........................................     6,285     160,325
    Summit Real Estate Holdings, Ltd............................    23,235     211,667
*   Suny Cellular Communication, Ltd............................    64,446      38,654
    Tadiran Holdings, Ltd.......................................     1,789      49,434
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........     5,745      87,439
*   Tower Semiconductor, Ltd....................................     5,885     105,753
*   Tower Semiconductor, Ltd....................................     6,141     112,074
*   Union Bank of Israel........................................    14,302      69,141
                                                                           -----------
TOTAL ISRAEL....................................................            23,157,968
                                                                           -----------
ITALY -- (2.9%)
    A2A SpA.....................................................   950,600   1,590,958
    ACEA SpA....................................................    30,658     557,529
*   Aeffe SpA...................................................    10,396      34,418
    Amplifon SpA................................................    41,523     798,814
    Anima Holding SpA...........................................   118,704     473,084
*   Arnoldo Mondadori Editore SpA...............................   116,873     223,937
    Ascopiave SpA...............................................    36,241     156,001
    Assicurazioni Generali SpA..................................   112,181   2,176,540
#*  Astaldi SpA.................................................    38,221      29,892
    Atlantia SpA................................................    19,780     540,011
    Autogrill SpA...............................................    66,590     647,115
#   Azimut Holding SpA..........................................    60,141   1,216,148
#*  Banca Carige SpA............................................ 7,344,616       9,062
    Banca Generali SpA..........................................    30,586     864,205
    Banca IFIS SpA..............................................     8,364     144,459
    Banca Mediolanum SpA........................................    50,117     368,097

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ITALY -- (Continued)
#*  Banca Monte dei Paschi di Siena SpA.........................     3,155 $    4,795
    Banca Popolare di Sondrio SCPA..............................   393,918  1,072,374
    Banca Profilo SpA...........................................   193,938     36,415
    Banca Sistema SpA...........................................    36,404     68,545
#*  Banco BPM SpA............................................... 1,236,234  2,942,877
    Banco di Desio e della Brianza SpA..........................    23,249     53,077
    BasicNet SpA................................................    13,861     84,847
    BE..........................................................    54,666     64,996
    Biesse SpA..................................................     7,891    175,843
    BPER Banca..................................................   314,899  1,513,997
#   Brembo SpA..................................................    78,665  1,034,774
    Brunello Cucinelli SpA......................................    17,481    635,537
#   Buzzi Unicem SpA............................................    45,445  1,013,225
    Cairo Communication SpA.....................................    64,224    265,096
    Cementir Holding SpA........................................    38,268    277,892
    Cerved Group SpA............................................    97,072    948,700
    CIR-Compagnie Industriali Riunite SpA.......................   273,909    337,224
    CNH Industrial NV...........................................    37,663    409,468
    Credito Emiliano SpA........................................    89,932    513,771
*   Credito Valtellinese SpA.................................... 5,863,975    472,179
#*  d'Amico International Shipping SA...........................   298,210     30,348
    Danieli & C Officine Meccaniche SpA.........................     9,589    195,397
    Datalogic SpA...............................................     8,360    198,405
    Davide Campari-Milano SpA...................................    84,867    856,137
    De' Longhi SpA..............................................    25,068    642,561
    DeA Capital SpA.............................................    73,160    127,365
    DiaSorin SpA................................................    10,707  1,046,683
    El.En. SpA..................................................       867     17,616
#*  Elica SpA...................................................    12,474     32,632
    Emak SpA....................................................    25,019     38,180
    Enel SpA....................................................   161,430  1,022,199
    Eni SpA.....................................................   211,731  3,608,137
    Eni SpA, Sponsored ADR......................................     7,138    242,192
    ERG SpA.....................................................    40,001    738,948
    Esprinet SpA................................................    46,237    188,518
*   Eurotech SpA................................................    22,622     96,641
*   Exprivia SpA................................................    15,355     20,762
    Falck Renewables SpA........................................   156,379    559,549
    Ferrari NV..................................................     8,873  1,203,499
    Fiat Chrysler Automobiles NV................................   368,536  5,679,654
    Fiat Chrysler Automobiles NV................................    41,120    633,659
*   Fiera Milano SpA............................................    13,383     70,300
*   Fincantieri SpA.............................................   347,770    425,856
    FinecoBank Banca Fineco SpA.................................   158,927  2,093,376
    FNM SpA.....................................................   128,567     73,483
*   GEDI Gruppo Editoriale SpA..................................   126,073     48,714
    Gefran SpA..................................................     3,892     33,543
    Geox SpA....................................................    37,594     70,070
    Gruppo MutuiOnline SpA......................................    14,143    273,616
    Hera SpA....................................................   357,573  1,272,870
#   IMA Industria Macchine Automatiche SpA......................     9,248    727,224
*   IMMSI SpA...................................................   249,326    148,029
    Infrastrutture Wireless Italiane SpA........................    29,015    240,505
*   Intek Group SpA.............................................   281,585    101,225
    Interpump Group SpA.........................................    33,249  1,250,304
    Intesa Sanpaolo SpA......................................... 1,089,793  2,855,275
    Iren SpA....................................................   160,842    376,187
    Italgas SpA.................................................   112,958    705,592
    Italmobiliare SpA...........................................     7,200    160,307

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ITALY -- (Continued)
#*  Juventus Football Club SpA..................................   222,962 $   315,797
    La Doria SpA................................................     5,392      49,191
    Leonardo SpA................................................   134,352   1,553,755
    Maire Tecnimont SpA.........................................    90,324     323,200
    MARR SpA....................................................    17,413     422,943
    Massimo Zanetti Beverage Group SpA..........................     7,664      52,786
*   Mediaset SpA................................................   270,865     901,736
    Mediobanca Banca di Credito Finanziario SpA.................   296,247   3,140,012
    Moncler SpA.................................................    17,111     703,506
#*  OVS SpA.....................................................   180,493     376,642
    Piaggio & C SpA.............................................   171,388     473,552
    Poste Italiane SpA..........................................    97,224   1,039,073
    Prima Industrie SpA.........................................     3,071      69,531
    Prysmian SpA................................................    10,365     200,132
    RAI Way SpA.................................................    46,508     244,772
    Recordati SpA...............................................    28,280   1,142,731
    Reno de Medici SpA..........................................   128,268     101,587
    Reply SpA...................................................     8,935     582,418
#   Retelit SpA.................................................    66,357     113,480
#*  Rizzoli Corriere Della Sera Mediagroup SpA..................    67,269      97,808
    Sabaf SpA...................................................     3,112      54,656
    SAES Getters SpA............................................     1,925      46,613
#*  Safilo Group SpA............................................    33,402      35,371
*   Saipem SpA..................................................   376,739   1,911,000
#   Salini Impregilo SpA........................................   112,949     235,862
    Salvatore Ferragamo SpA.....................................    20,734     470,410
    Saras SpA...................................................   472,802     844,709
    Servizi Italia SpA..........................................     9,572      42,275
    Sesa SpA....................................................     2,814      87,610
    Snam SpA....................................................    23,010     117,141
    Societa Cattolica di Assicurazioni SC.......................   118,319   1,102,376
    Societa Iniziative Autostradali e Servizi SpA...............    38,045     627,303
#*  Sogefi SpA..................................................    47,050      74,651
#   SOL SpA.....................................................    15,429     207,530
    Tamburi Investment Partners SpA.............................    31,195     222,363
*   Telecom Italia SpA.......................................... 4,764,829   2,667,233
*   Telecom Italia SpA, Sponsored ADR...........................    32,914     181,685
    Tenaris SA..................................................    10,647     147,587
    Terna Rete Elettrica Nazionale SpA..........................   110,241     661,354
#*  Tiscali SpA.................................................   665,564      10,915
    Tod's SpA...................................................     2,661     130,864
#*  TREVI - Finanziaria Industriale SpA.........................    75,599      25,493
    TXT e-solutions SpA.........................................     1,302      13,737
    UniCredit SpA...............................................   148,030   2,049,339
#   Unione di Banche Italiane SpA...............................   828,377   2,586,094
    Unipol Gruppo SpA...........................................   427,425   2,177,364
#   UnipolSai Assicurazioni SpA.................................   546,887   1,498,583
    Zignago Vetro SpA...........................................    14,273     182,079
                                                                           -----------
TOTAL ITALY.....................................................            80,178,309
                                                                           -----------
JAPAN -- (21.9%)
    77 Bank, Ltd. (The).........................................    45,700     655,792
    A&D Co., Ltd................................................    15,900     130,362
    ABC-Mart, Inc...............................................     1,400      87,010
    Access Co., Ltd.............................................    20,900     168,502
    Achilles Corp...............................................    12,600     223,467
    AD Works Co., Ltd...........................................   140,000      42,854
    Adastria Co., Ltd...........................................    24,260     596,508
    ADEKA Corp..................................................    69,200   1,039,624

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Adtec Plasma Technology Co., Ltd............................   3,500 $   26,546
    Advan Co., Ltd..............................................  16,000    149,195
#   Advanex, Inc................................................   1,400     22,208
    Advantest Corp..............................................   4,000    113,435
    Aeon Co., Ltd...............................................  73,719  1,362,810
    Aeon Delight Co., Ltd.......................................   9,700    326,590
    Aeon Fantasy Co., Ltd.......................................   6,700    160,180
    AEON Financial Service Co., Ltd.............................  17,700    367,479
    Aeon Hokkaido Corp..........................................  14,000     92,615
    Aeon Mall Co., Ltd..........................................   6,600    101,329
#   Aeria, Inc..................................................  12,300     67,770
    AGC, Inc....................................................  76,100  2,596,365
    Ahresty Corp................................................  15,300     87,779
    Ai Holdings Corp............................................  14,600    238,578
    Aica Kogyo Co., Ltd.........................................  12,300    426,766
    Aichi Bank, Ltd. (The)......................................   6,200    202,453
    Aichi Corp..................................................  31,900    217,967
    Aichi Steel Corp............................................   9,300    285,605
    Aichi Tokei Denki Co., Ltd..................................   2,200     81,742
    Aida Engineering, Ltd.......................................  41,000    323,481
*   Aiful Corp.................................................. 142,100    333,400
    Aigan Co., Ltd..............................................  11,000     26,034
#   Ain Holdings, Inc...........................................  10,300    819,311
    Aiphone Co., Ltd............................................   9,600    151,582
    Air Water, Inc..............................................  32,000    488,116
    Airport Facilities Co., Ltd.................................  20,400    101,026
    Airtech Japan, Ltd..........................................   3,100     17,150
    Aisan Industry Co., Ltd.....................................  31,600    214,198
    Aisin Seiki Co., Ltd........................................  27,506  1,064,067
    AIT Corp....................................................   4,800     46,711
#   Aizawa Securities Co., Ltd..................................  31,900    191,838
    Ajinomoto Co., Inc..........................................  10,800    174,739
    Ajis Co., Ltd...............................................   2,000     62,140
    Akatsuki Corp...............................................  12,800     32,834
#*  Akebono Brake Industry Co., Ltd.............................  83,400     96,956
    Akita Bank, Ltd. (The)......................................  16,600    327,820
#   Albis Co., Ltd..............................................   5,600    114,359
#   Alconix Corp................................................  18,100    215,531
    Alinco, Inc.................................................  12,100    105,793
*   Allied Telesis Holdings K.K.................................  23,900     17,624
    Alpen Co., Ltd..............................................  14,000    217,685
    Alpha Corp..................................................   5,800     65,899
    Alpha Systems, Inc..........................................   5,360    132,030
    Alps Alpine Co., Ltd........................................  62,048  1,312,239
    Alps Logistics Co., Ltd.....................................   9,000     67,535
    Altech Corp.................................................   8,200    143,023
    Amada Holdings Co., Ltd.....................................  20,600    230,928
    Amano Corp..................................................  25,900    676,837
    Amiyaki Tei Co., Ltd........................................   2,800     87,252
    Amuse, Inc..................................................   7,300    173,483
    Anest Iwata Corp............................................  21,700    189,542
*   Anicom Holdings, Inc........................................   4,200    130,351
    AOI Electronics Co., Ltd....................................   3,700     79,842
    AOI TYO Holdings, Inc.......................................  13,188     90,509
    AOKI Holdings, Inc..........................................  34,778    363,469
    Aomori Bank, Ltd. (The).....................................  14,700    384,525
    Aoyama Trading Co., Ltd.....................................  31,300    687,504
#   Aoyama Zaisan Networks Co., Ltd.............................   5,900     84,374
    Aozora Bank, Ltd............................................  54,400  1,329,184

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Apaman Co., Ltd.............................................   5,900 $   39,938
    Arakawa Chemical Industries, Ltd............................  15,800    213,157
    Arata Corp..................................................   7,100    253,648
    Araya Industrial Co., Ltd...................................   3,700     52,303
    Arcland Sakamoto Co., Ltd...................................  27,900    362,650
    Arcland Service Holdings Co., Ltd...........................   7,700    137,202
    Arcs Co., Ltd...............................................  28,289    573,492
#   Arealink Co., Ltd...........................................   5,300     54,113
    Argo Graphics, Inc..........................................  10,200    209,811
    Ariake Japan Co., Ltd.......................................   3,200    186,991
*   Arisawa Manufacturing Co., Ltd..............................  32,300    247,843
*   Arrk Corp...................................................  16,100     15,086
    Artnature, Inc..............................................  16,800     94,691
    As One Corp.................................................   1,300    104,046
    Asahi Broadcasting Group Holdings Corp......................  10,200     70,600
    Asahi Co., Ltd..............................................  10,300    125,187
    Asahi Diamond Industrial Co., Ltd...........................  47,000    332,739
    Asahi Group Holdings, Ltd...................................   7,500    327,025
    Asahi Holdings, Inc.........................................  23,000    447,710
    Asahi Intecc Co., Ltd.......................................  20,000  1,013,179
    Asahi Kasei Corp............................................ 241,000  2,483,833
    Asahi Kogyosha Co., Ltd.....................................   3,900    106,137
    ASAHI YUKIZAI Corp..........................................  12,600    204,105
    Asante, Inc.................................................   2,500     48,839
    Asanuma Corp................................................   7,200    159,586
    Ashimori Industry Co., Ltd..................................   4,300     62,561
    Asia Pile Holdings Corp.....................................  28,100    152,877
    Asics Corp..................................................  17,700    218,060
    ASKA Pharmaceutical Co., Ltd................................  21,600    225,793
#   ASKUL Corp..................................................   3,800    102,141
    Astellas Pharma, Inc........................................  15,200    205,867
#   Asti Corp...................................................   4,000     71,930
#   Asukanet Co., Ltd...........................................   3,500     50,289
    Asunaro Aoki Construction Co., Ltd..........................  11,400     88,665
#   Ateam, Inc..................................................   6,900    103,312
#   Atom Corp...................................................  45,000    389,441
    Atsugi Co., Ltd.............................................  14,400    121,508
    Autobacs Seven Co., Ltd.....................................  31,900    556,335
#   Aval Data Corp..............................................   2,300     39,665
    Avex, Inc...................................................  29,300    371,304
    Awa Bank, Ltd. (The)........................................  27,000    679,725
*   Axell Corp..................................................   4,700     22,127
    Axial Retailing, Inc........................................  10,600    315,769
    Azbil Corp..................................................  30,200    726,907
    Bandai Namco Holdings, Inc..................................  16,200    776,642
    Bando Chemical Industries, Ltd..............................  30,100    293,432
    Bank of Iwate, Ltd. (The)...................................  11,600    334,073
    Bank of Kochi, Ltd. (The)...................................   5,900     43,806
    Bank of Kyoto, Ltd. (The)...................................  26,700  1,157,032
#   Bank of Nagoya, Ltd. (The)..................................   9,600    311,317
    Bank of Okinawa, Ltd. (The).................................  16,400    510,266
    Bank of Saga, Ltd. (The)....................................  20,400    323,094
    Bank of the Ryukyus, Ltd....................................  34,000    368,089
    Bank of Toyama, Ltd. (The)..................................   2,200     62,598
    Baroque Japan, Ltd..........................................  11,300     97,821
    Belc Co., Ltd...............................................   5,400    242,058
    Bell System24 Holdings, Inc.................................  18,500    269,896
    Belluna Co., Ltd............................................  32,400    244,481
    Benefit One, Inc............................................  28,400    593,927

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Benesse Holdings, Inc.......................................   4,700 $  129,945
    Bic Camera, Inc.............................................  31,100    333,587
    Biofermin Pharmaceutical Co., Ltd...........................   3,000     61,516
    BML, Inc....................................................  14,600    412,522
#   Bookoff Group Holdings, Ltd.................................   5,700     43,829
    Bourbon Corp................................................   2,300     38,794
    BP Castrol K.K..............................................   2,700     35,365
    Bridgestone Corp............................................  23,000    912,419
    Broadleaf Co., Ltd..........................................  55,600    286,492
    BRONCO BILLY Co., Ltd.......................................   6,200    128,943
    Brother Industries, Ltd..................................... 100,600  1,986,343
    Bunka Shutter Co., Ltd......................................  46,800    345,262
    C Uyemura & Co., Ltd........................................   2,900    179,176
    CAC Holdings Corp...........................................  10,900    155,766
    Calbee, Inc.................................................   3,300     91,378
#   Can Do Co., Ltd.............................................   7,200    110,484
    Canon Electronics, Inc......................................  15,700    258,732
    Canon Marketing Japan, Inc..................................  11,400    247,356
    Canon, Inc., Sponsored ADR..................................   7,971    220,637
    Canon, Inc..................................................  23,500    652,079
    Capcom Co., Ltd.............................................  31,000    699,474
    Career Design Center Co., Ltd...............................   1,900     25,148
    Carlit Holdings Co., Ltd....................................  13,800    105,814
    Carta Holdings, Inc.........................................   8,100     87,035
#   Casio Computer Co., Ltd.....................................  18,800    236,808
#   Cawachi, Ltd................................................  12,400    219,552
#   C'BON COSMETICS Co., Ltd....................................   1,300     29,656
    Central Automotive Products, Ltd............................   7,600    116,206
    Central Glass Co., Ltd......................................  31,300    731,482
    Central Security Patrols Co., Ltd...........................   2,200    104,358
    Central Sports Co., Ltd.....................................   4,700    132,882
    Chiba Bank, Ltd. (The)...................................... 108,500    569,888
    Chiba Kogyo Bank, Ltd. (The)................................  46,300    119,362
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H......   9,200    103,127
    CHIMNEY Co., Ltd............................................   2,100     51,039
    Chino Corp..................................................   5,900     69,372
    Chiyoda Co., Ltd............................................   7,300    115,681
    Chiyoda Integre Co., Ltd....................................   8,700    162,614
    Chofu Seisakusho Co., Ltd...................................  14,800    312,482
    Chori Co., Ltd..............................................  10,800    161,236
    Chubu Shiryo Co., Ltd.......................................  15,700    173,850
    Chudenko Corp...............................................  20,500    419,743
    Chuetsu Pulp & Paper Co., Ltd...............................  25,889    326,964
*   Chugai Mining Co., Ltd......................................  36,200      6,187
    Chugai Ro Co., Ltd..........................................   6,400    107,021
    Chugoku Bank, Ltd. (The)....................................  77,600    751,436
    Chugoku Marine Paints, Ltd..................................  39,000    369,309
    Chukyo Bank, Ltd. (The).....................................  10,100    199,252
    Chuo Spring Co., Ltd........................................   1,300     34,325
    CI Takiron Corp.............................................  32,200    194,678
    Citizen Watch Co., Ltd...................................... 249,700  1,407,865
    CKD Corp....................................................  42,400    493,150
    CK-San-Etsu Co., Ltd........................................   3,400     88,509
    Cleanup Corp................................................  21,000    117,500
    CMIC Holdings Co., Ltd......................................  10,300    151,847
    CMK Corp....................................................  37,100    257,540
    Coca-Cola Bottlers Japan Holdings, Inc......................  23,304    575,423
    cocokara fine, Inc..........................................   8,100    322,503
    Coco's Japan Co., Ltd.......................................   5,000     85,255

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Colowide Co., Ltd...........................................  29,600 $  594,644
    Computer Engineering & Consulting, Ltd......................  10,800    213,858
    Computer Institute of Japan, Ltd............................   8,700     71,606
    COMSYS Holdings Corp........................................  24,359    640,870
    Concordia Financial Group, Ltd.............................. 184,938    722,016
    CONEXIO Corp................................................  12,800    158,939
*   COOKPAD, Inc................................................  21,000     51,190
    Corona Corp.................................................  11,100    104,872
    Cosel Co., Ltd..............................................  19,500    209,534
    Cosmo Energy Holdings Co., Ltd..............................  46,100    951,995
#   Cosmos Initia Co., Ltd......................................  11,300     57,074
    Cosmos Pharmaceutical Corp..................................   1,000    159,861
    Cota Co., Ltd...............................................   4,609     51,974
    CRE, Inc....................................................   7,200     62,607
    Create Medic Co., Ltd.......................................   6,400     55,782
    Create Restaurants Holdings, Inc............................  21,400    256,831
    Create SD Holdings Co., Ltd.................................  10,800    249,796
    Credit Saison Co., Ltd......................................  79,000  1,010,771
    Creek & River Co., Ltd......................................   5,400     59,660
    Cresco, Ltd.................................................   3,300    100,513
#   Cross Plus, Inc.............................................   1,400      8,004
    CTI Engineering Co., Ltd....................................  12,100    166,299
    CyberAgent, Inc.............................................   5,200    208,438
#   Cybernet Systems Co., Ltd...................................   9,300     45,858
    Cybozu, Inc.................................................   9,800     93,133
    Dai Nippon Printing Co., Ltd................................  45,400  1,077,707
    Dai Nippon Toryo Co., Ltd...................................  19,200    181,438
    Daibiru Corp................................................   8,100     71,831
    Daicel Corp.................................................  44,400    498,108
    Dai-Dan Co., Ltd............................................  11,600    257,844
    Daido Kogyo Co., Ltd........................................   8,100     63,256
    Daido Metal Co., Ltd........................................  35,500    223,807
    Daido Steel Co., Ltd........................................  22,600    922,092
    Daidoh, Ltd.................................................  21,700     63,011
#   Daifuku Co., Ltd............................................  19,700  1,211,957
    Daihatsu Diesel Manufacturing Co., Ltd......................  15,500     90,329
    Daihen Corp.................................................  16,400    459,058
    Daiho Corp..................................................  15,000    402,330
    Daiichi Jitsugyo Co., Ltd...................................   7,800    240,790
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................  17,200    132,663
    Dai-ichi Life Holdings, Inc.................................  86,800  1,252,942
    Dai-ichi Seiko Co., Ltd.....................................   7,000     71,823
    Daiichikosho Co., Ltd.......................................  12,100    592,840
    Daiken Corp.................................................  11,700    221,169
    Daiken Medical Co., Ltd.....................................   6,000     30,780
#   Daiki Aluminium Industry Co., Ltd...........................  25,000    145,911
    Daikoku Denki Co., Ltd......................................   8,100    110,532
    Daikokutenbussan Co., Ltd...................................   5,400    185,354
*   Daikokuya Holdings Co., Ltd.................................  53,600     15,022
    Daikyonishikawa Corp........................................  30,100    303,584
    Dainichi Co., Ltd...........................................   5,100     30,618
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......  10,400    302,934
#   Daio Paper Corp.............................................  49,000    567,297
    Daiseki Co., Ltd............................................   9,500    260,985
    Daishi Hokuetsu Financial Group, Inc........................  30,500    897,665
#   Daishinku Corp..............................................   5,500     52,367
    Daisue Construction Co., Ltd................................   7,600     63,428
    Daito Bank, Ltd. (The)......................................   5,000     28,268
    Daito Pharmaceutical Co., Ltd...............................   8,960    289,406

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Daitron Co., Ltd............................................   5,900 $   88,202
    Daiwa House Industry Co., Ltd...............................  23,000    644,678
    Daiwa Industries, Ltd.......................................  21,300    248,781
    Daiwa Securities Group, Inc................................. 314,647  1,464,629
    Daiwabo Holdings Co., Ltd...................................  16,300    834,165
    DCM Holdings Co., Ltd.......................................  95,300    944,631
    Delica Foods Holdings Co., Ltd..............................   2,400     30,241
    DeNA Co., Ltd...............................................  20,500    320,144
    Denka Co., Ltd..............................................  48,200  1,455,416
    Denki Kogyo Co., Ltd........................................   7,900    231,686
    Densan System Co., Ltd......................................   4,100    118,341
    Denso Corp..................................................  12,400    541,818
    Dentsu, Inc.................................................   4,800    196,417
    Denyo Co., Ltd..............................................  16,200    205,924
    Descente, Ltd...............................................   7,900    167,350
    Dexerials Corp..............................................  50,200    317,609
    DIC Corp....................................................  26,200    769,586
    Digital Arts, Inc...........................................   5,200    449,000
#   Digital Hearts Holdings Co., Ltd............................   7,100     79,830
#   Dip Corp....................................................  14,800    226,219
    Disco Corp..................................................   2,400    415,312
    DKK-Toa Corp................................................   5,800     42,706
#   DKS Co., Ltd................................................   7,000    228,663
#   DMG Mori Co., Ltd...........................................  57,500    829,159
    Doshisha Co., Ltd...........................................  10,400    166,366
    Doutor Nichires Holdings Co., Ltd...........................  23,900    455,871
    Dowa Holdings Co., Ltd......................................  36,200  1,180,383
    DSB Co., Ltd................................................  10,500     42,218
    DTS Corp....................................................  14,300    506,473
    Duskin Co., Ltd.............................................  34,500    851,431
#   Dvx, Inc....................................................   4,600     38,010
    DyDo Group Holdings, Inc....................................   8,400    375,590
    Dynic Corp..................................................   4,600     30,364
    Eagle Industry Co., Ltd.....................................  24,500    280,756
    Ebara Corp..................................................  34,400  1,058,723
    Ebara Foods Industry, Inc...................................   3,800     74,518
    Ebara Jitsugyo Co., Ltd.....................................   5,300     99,721
    Eco's Co., Ltd..............................................   8,100    107,283
#   EDION Corp..................................................  62,700    531,701
    EF-ON, Inc..................................................   6,000     45,111
    eGuarantee, Inc.............................................  13,700    146,546
    Ehime Bank, Ltd. (The)......................................  29,000    275,886
    Eidai Co., Ltd..............................................  18,000     66,542
    Eiken Chemical Co., Ltd.....................................  11,800    212,231
    Eizo Corp...................................................   9,400    361,272
    Elecom Co., Ltd.............................................  11,000    369,094
    Elematec Corp...............................................   7,074    130,165
    Endo Lighting Corp..........................................  18,100    132,736
*   Enigmo, Inc.................................................   5,900    157,625
    en-japan, Inc...............................................  14,200    462,421
    Enomoto Co., Ltd............................................   5,700     47,094
    Enplas Corp.................................................   3,900    110,520
#   Enshu, Ltd..................................................   3,100     33,231
    EPS Holdings, Inc...........................................  16,700    299,406
    eRex Co., Ltd...............................................  10,300     94,152
#   ES-Con Japan, Ltd...........................................  27,400    195,240
    ESPEC Corp..................................................  10,700    211,397
    Excel Co., Ltd..............................................   5,800    102,815
    Exedy Corp..................................................  26,100    598,086

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Ezaki Glico Co., Ltd........................................   1,800 $ 94,995
    F&M Co., Ltd................................................   3,000   32,604
    F@N Communications, Inc.....................................  40,500  248,639
    Faith, Inc..................................................   5,500   42,355
    FALCO HOLDINGS Co., Ltd.....................................   8,000  102,552
    FamilyMart UNY Holdings Co., Ltd............................  13,676  364,692
#   FCC Co., Ltd................................................  25,500  527,997
*   FDK Corp....................................................   3,900   37,779
    Feed One Co., Ltd...........................................  79,140  121,736
    Felissimo Corp..............................................   2,400   21,466
    Fenwal Controls of Japan, Ltd...............................   3,400   47,419
    Ferrotec Holdings Corp......................................  38,500  430,667
    FIDEA Holdings Co., Ltd..................................... 176,600  208,049
    Fields Corp.................................................  10,600   74,791
    Financial Products Group Co., Ltd...........................  31,800  273,674
#   FINDEX, Inc.................................................   6,400   48,225
*   First Baking Co., Ltd.......................................     400    3,607
    First Bank of Toyama, Ltd. (The)............................  15,600   53,334
    First Brothers Co., Ltd.....................................   4,800   50,397
    First Juken Co., Ltd........................................   7,900   86,353
    FJ Next Co., Ltd............................................  10,500   84,168
    Foster Electric Co., Ltd....................................  24,200  377,338
    FP Corp.....................................................   9,200  560,539
    France Bed Holdings Co., Ltd................................  20,000  164,744
#   Freebit Co., Ltd............................................   8,100   82,332
#   Freund Corp.................................................   5,300   38,294
    F-Tech, Inc.................................................  11,900   94,555
    FTGroup Co., Ltd............................................   6,300   76,863
    Fudo Tetra Corp.............................................  13,300  182,973
    Fuji Co., Ltd...............................................  18,700  311,820
    Fuji Corp...................................................  49,700  751,273
    Fuji Corp...................................................   4,500   90,829
    Fuji Corp., Ltd.............................................  24,700  186,633
    Fuji Die Co., Ltd...........................................   7,300   41,800
    Fuji Electric Co., Ltd......................................  17,000  602,667
    Fuji Furukawa Engineering & Construction Co., Ltd...........     400    6,668
    Fuji Kosan Co., Ltd.........................................     100      630
#   Fuji Kyuko Co., Ltd.........................................  10,800  409,327
    Fuji Media Holdings, Inc....................................  21,500  289,340
    Fuji Oil Co., Ltd...........................................  44,900  112,372
    Fuji Oil Holdings, Inc......................................  21,800  700,246
    Fuji Pharma Co., Ltd........................................   6,100   92,587
    Fuji Seal International, Inc................................  19,200  671,449
    Fuji Soft, Inc..............................................   3,900  154,261
    Fujibo Holdings, Inc........................................   8,300  206,478
    Fujicco Co., Ltd............................................   6,500  128,545
    FUJIFILM Holdings Corp......................................   8,500  397,088
    Fujikura Composites, Inc....................................  14,600   62,683
    Fujikura Kasei Co., Ltd.....................................  21,300  116,595
    Fujikura, Ltd............................................... 217,700  898,261
    Fujimi, Inc.................................................   5,500  128,050
    Fujimori Kogyo Co., Ltd.....................................  12,600  368,574
#   Fujio Food System Co., Ltd..................................   4,200  109,874
#   Fujisash Co., Ltd...........................................  77,900   60,394
    Fujishoji Co., Ltd..........................................   4,500   38,737
#   Fujita Kanko, Inc...........................................   6,599  163,186
    Fujitec Co., Ltd............................................  24,400  299,680
    Fujitsu Frontech, Ltd.......................................  11,400  108,812
    Fujitsu General, Ltd........................................  29,600  432,235

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Fujitsu, Ltd................................................  14,100 $1,035,146
    Fujiya Co., Ltd.............................................   2,300     42,718
    FuKoKu Co., Ltd.............................................   9,000     66,771
    Fukuda Corp.................................................   4,600    181,787
    Fukuda Denshi Co., Ltd......................................   2,200    153,410
    Fukui Bank, Ltd. (The)......................................  16,900    246,749
    Fukui Computer Holdings, Inc................................   3,500     70,383
    Fukuoka Financial Group, Inc................................  36,608    854,514
*   Fukushima Bank, Ltd. (The)..................................  26,500     76,415
    Fukushima Industries Corp...................................   8,800    305,117
    Fukuyama Transporting Co., Ltd..............................  10,523    405,419
    FULLCAST Holdings Co., Ltd..................................  10,900    240,383
*   Funai Electric Co., Ltd.....................................  16,300    117,956
    Funai Soken Holdings, Inc...................................  14,860    385,520
    Furukawa Battery Co., Ltd. (The)............................  10,900     65,349
    Furukawa Co., Ltd...........................................  28,700    357,946
    Furukawa Electric Co., Ltd..................................  48,300  1,274,876
    Furuno Electric Co., Ltd....................................  21,700    182,852
    Furusato Industries, Ltd....................................   8,000    117,276
    Furyu Corp..................................................  10,100     91,493
    Fuso Chemical Co., Ltd......................................  14,000    250,559
    Fuso Pharmaceutical Industries, Ltd.........................   6,500    144,180
    Futaba Corp.................................................  27,200    441,962
    Futaba Industrial Co., Ltd..................................  52,900    333,690
    Future Corp.................................................  18,400    307,577
    Fuyo General Lease Co., Ltd.................................  16,300    814,136
    G-7 Holdings, Inc...........................................   4,500    101,773
    Gakken Holdings Co., Ltd....................................   2,700    126,456
    Gakkyusha Co., Ltd..........................................   3,300     38,014
    GCA Corp....................................................   3,000     22,126
    Gecoss Corp.................................................  13,700    123,096
    Genki Sushi Co., Ltd........................................   2,900    112,867
#   Genky DrugStores Co., Ltd...................................   4,800    112,712
#   Geo Holdings Corp...........................................  30,600    416,947
    Geostr Corp.................................................  11,800     41,192
    Gfoot Co., Ltd..............................................   7,500     43,449
    Giken, Ltd..................................................  10,000    313,531
    GL Sciences, Inc............................................   7,000    108,403
    GLOBERIDE, Inc..............................................   8,000    231,005
    Glory, Ltd..................................................  42,100  1,062,975
    GMO Financial Holdings, Inc.................................   5,200     27,937
#   GMO internet, Inc...........................................  26,000    403,557
#   GMO Payment Gateway, Inc....................................   8,800    701,725
    Godo Steel, Ltd.............................................  10,800    168,564
#   Gokurakuyu Holdings Co., Ltd................................   7,600     39,549
    Goldcrest Co., Ltd..........................................  16,990    223,905
#   Goldwin, Inc................................................   4,000    639,642
#   Golf Digest Online, Inc.....................................   5,700     33,652
    Grandy House Corp...........................................   8,900     35,872
    Gree, Inc...................................................  58,900    229,872
    GS Yuasa Corp...............................................  51,000  1,024,683
    GSI Creos Corp..............................................   7,700     80,996
    G-Tekt Corp.................................................  17,800    253,936
    Gun-Ei Chemical Industry Co., Ltd...........................   3,400     83,712
    GungHo Online Entertainment, Inc............................  32,700    102,020
    Gunma Bank, Ltd. (The)...................................... 147,300    584,141
    Gunze, Ltd..................................................  11,900    506,834
    Gurunavi, Inc...............................................  24,700    137,719
    H2O Retailing Corp..........................................  43,999    560,561

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   HABA Laboratories, Inc......................................   1,100 $   73,764
    Hachijuni Bank, Ltd. (The).................................. 173,100    696,752
    Hagihara Industries, Inc....................................   7,000     91,501
    Hagiwara Electric Holdings Co., Ltd.........................   6,800    188,898
    Hakudo Co., Ltd.............................................   4,400     61,230
    Hakuhodo DY Holdings, Inc...................................  26,300    444,678
    Hakuto Co., Ltd.............................................  11,400    123,692
    Halows Co., Ltd.............................................   6,000    118,808
    Hamakyorex Co., Ltd.........................................  13,700    506,988
    Hamamatsu Photonics KK......................................   7,100    288,980
    Handsman Co., Ltd...........................................   4,200     46,520
    Hankyu Hanshin Holdings, Inc................................  15,600    583,238
    Hanwa Co., Ltd..............................................  27,300    786,879
    Happinet Corp...............................................  14,500    172,401
    Harada Industry Co., Ltd....................................   6,600     49,019
    Hard Off Corp. Co., Ltd.....................................   9,900     67,304
    Harima Chemicals Group, Inc.................................  12,200    120,467
    Harmonic Drive Systems, Inc.................................   6,300    250,826
    Haruyama Holdings, Inc......................................   3,900     29,368
    Haseko Corp.................................................  62,400    754,664
    Hayashikane Sangyo Co., Ltd.................................   5,400     28,266
    Hazama Ando Corp............................................ 146,750    986,823
#   Heian Ceremony Service Co., Ltd.............................   1,300     10,264
    Heiwa Corp..................................................  32,100    639,629
    Heiwa Real Estate Co., Ltd..................................  25,300    488,044
    Heiwado Co., Ltd............................................  23,900    440,367
#   Helios Techno Holdings Co., Ltd.............................  14,900     88,085
    Hibino Corp.................................................   2,900     62,491
    Hibiya Engineering, Ltd.....................................  14,100    236,127
    Hiday Hidaka Corp...........................................  10,990    200,268
    Hikari Tsushin, Inc.........................................   2,300    426,440
#   HI-LEX Corp.................................................  14,100    261,257
#   Himaraya Co., Ltd...........................................   1,900     14,694
    Hino Motors, Ltd............................................  28,900    273,986
    Hioki EE Corp...............................................   5,000    180,473
    Hirakawa Hewtech Corp.......................................   8,800    109,794
#   Hiramatsu, Inc..............................................  19,100     58,719
#   Hirano Tecseed Co., Ltd.....................................   7,700    129,341
    Hirata Corp.................................................   4,700    324,062
    Hirose Electric Co., Ltd....................................   1,200    139,080
    Hiroshima Bank, Ltd. (The).................................. 127,300    686,673
    Hiroshima Gas Co., Ltd......................................  16,700     53,354
    HIS Co., Ltd................................................  14,000    447,171
    Hisaka Works, Ltd...........................................  21,000    186,413
    Hisamitsu Pharmaceutical Co., Inc...........................   1,100     46,788
    Hitachi Capital Corp........................................  41,800    973,349
    Hitachi Chemical Co., Ltd...................................  29,100    776,151
    Hitachi Construction Machinery Co., Ltd.....................  26,400    708,934
    Hitachi High-Technologies Corp..............................  10,100    450,177
    Hitachi Metals, Ltd.........................................  54,310    627,759
    Hitachi Transport System, Ltd...............................  20,300    562,939
    Hitachi Zosen Corp.......................................... 139,540    432,498
    Hitachi, Ltd................................................ 107,200  3,565,282
    Hitachi, Ltd., ADR..........................................   1,864    124,189
    HITO Communications Holdings................................   3,700     62,641
    Hochiki Corp................................................   9,500    108,376
    Hodogaya Chemical Co., Ltd..................................   5,500    151,135
    Hogy Medical Co., Ltd.......................................   7,200    235,717
    Hokkaido Electric Power Co., Inc............................  38,000    213,127

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Hokkaido Gas Co., Ltd.......................................   2,400 $   30,779
    Hokkan Holdings, Ltd........................................   6,900    114,261
    Hokko Chemical Industry Co., Ltd............................  20,000     94,243
    Hokkoku Bank, Ltd. (The)....................................  16,100    496,824
    Hokuetsu Corp............................................... 105,200    573,865
    Hokuetsu Industries Co., Ltd................................  17,000    184,692
    Hokuhoku Financial Group, Inc...............................  82,000    904,415
#   Hokuriku Electric Industry Co., Ltd.........................   6,200     59,671
*   Hokuriku Electric Power Co..................................  36,500    271,413
    Hokuriku Electrical Construction Co., Ltd...................  11,000     90,297
    Hokuto Corp.................................................  15,600    268,494
    Honda Motor Co., Ltd., Sponsored ADR........................  23,840    664,898
    Honda Motor Co., Ltd........................................ 138,023  3,851,246
    Honda Tsushin Kogyo Co., Ltd................................  10,000     50,102
    H-One Co., Ltd..............................................  17,400    149,943
    Honeys Holdings Co., Ltd....................................  12,570    116,052
#   Honshu Chemical Industry Co., Ltd...........................   3,200     34,698
    Hoosiers Holdings...........................................  17,700    105,104
    Horiba, Ltd.................................................  12,400    751,033
    Hoshizaki Corp..............................................   2,800    181,531
    Hosiden Corp................................................  47,800    457,282
    Hosokawa Micron Corp........................................   6,000    283,257
    Howa Machinery, Ltd.........................................  12,800    111,565
    Hulic Co., Ltd..............................................   7,300     62,978
    Hurxley Corp................................................   2,400     22,808
    Hyakugo Bank, Ltd. (The).................................... 159,400    515,629
    Hyakujushi Bank, Ltd. (The).................................  17,600    366,747
    Ibiden Co., Ltd.............................................  62,100  1,114,157
    IBJ Leasing Co., Ltd........................................  23,800    559,825
    Ichibanya Co., Ltd..........................................   5,134    210,397
#   Ichigo, Inc................................................. 122,800    396,644
    Ichiken Co., Ltd............................................   5,400     94,741
    Ichikoh Industries, Ltd.....................................  36,000    225,528
    Ichinen Holdings Co., Ltd...................................  18,300    199,845
    Ichiyoshi Securities Co., Ltd...............................  33,600    244,892
#   Icom, Inc...................................................   7,400    138,836
    Idec Corp...................................................  13,200    269,448
    Idemitsu Kosan Co., Ltd.....................................  94,826  3,081,085
#   IDOM, Inc...................................................  67,000    163,158
    IHI Corp....................................................  21,300    508,504
    Iida Group Holdings Co., Ltd................................  31,120    527,343
    Iino Kaiun Kaisha, Ltd......................................  76,300    266,404
#   IJTT Co., Ltd...............................................  17,000     91,433
    Ikegami Tsushinki Co., Ltd..................................   7,300     76,882
#   IMAGICA GROUP, Inc..........................................  19,100     98,331
    Imasen Electric Industrial..................................  16,400    154,199
    Inaba Denki Sangyo Co., Ltd.................................  11,200    456,268
    Inaba Seisakusho Co., Ltd...................................   7,400     94,349
    Inabata & Co., Ltd..........................................  29,800    409,586
    Inageya Co., Ltd............................................   5,100     61,105
    Ines Corp...................................................  16,800    209,838
    I-Net Corp..................................................  10,100    120,842
    Infocom Corp................................................  17,600    338,465
#   Infomart Corp...............................................  46,000    669,268
    Information Services International-Dentsu, Ltd..............   8,500    291,987
    Innotech Corp...............................................  12,900    115,775
    Inpex Corp.................................................. 103,800  1,009,851
    Intage Holdings, Inc........................................  26,600    224,091
    Intelligent Wave, Inc.......................................   2,400     16,001

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
#   Inter Action Corp...........................................     4,900 $   84,647
    Internet Initiative Japan, Inc..............................    20,400    414,042
    Inui Global Logistics Co., Ltd..............................    15,295    120,379
    I-O Data Device, Inc........................................     6,200     66,123
    Iriso Electronics Co., Ltd..................................     8,900    463,194
    Ise Chemicals Corp..........................................     1,400     42,913
    Iseki & Co., Ltd............................................    12,900    201,882
    Isetan Mitsukoshi Holdings, Ltd.............................    52,700    502,368
#   Ishihara Chemical Co., Ltd..................................     4,800     74,798
    Ishihara Sangyo Kaisha, Ltd.................................    31,300    351,783
    Ishii Iron Works Co., Ltd...................................     1,900     33,939
    Ishizuka Glass Co., Ltd.....................................     1,800     31,691
#   Istyle, Inc.................................................    20,000    142,684
    Isuzu Motors, Ltd...........................................    58,300    839,680
*   ITbook Holdings Co., Ltd....................................     9,100     29,060
*   Itfor, Inc..................................................    11,700     98,255
#   Ito En, Ltd.................................................     9,100    454,018
    ITOCHU Corp.................................................    39,900    719,934
    Itochu Enex Co., Ltd........................................    37,300    305,412
    Itochu Techno-Solutions Corp................................    13,600    334,221
    Itochu-Shokuhin Co., Ltd....................................     3,800    160,039
    Itoham Yonekyu Holdings, Inc................................    65,278    408,288
    Itoki Corp..................................................    33,553    165,512
    IwaiCosmo Holdings, Inc.....................................    15,100    162,434
#   Iwaki & Co., Ltd............................................    24,300    100,250
    Iwasaki Electric Co., Ltd...................................     6,400     78,504
#   Iwatani Corp................................................    28,400    890,104
    Iwatsu Electric Co., Ltd....................................     6,100     43,957
    Iwatsuka Confectionery Co., Ltd.............................       800     29,389
    Iyo Bank, Ltd. (The)........................................   107,282    596,731
    Izumi Co., Ltd..............................................     3,700    161,600
    J Front Retailing Co., Ltd..................................    99,300  1,213,335
#   J Trust Co., Ltd............................................    60,600    199,913
    JAC Recruitment Co., Ltd....................................     7,600    186,388
    Jaccs Co., Ltd..............................................    21,900    380,506
    Jafco Co., Ltd..............................................    23,000    870,684
#   Jalux, Inc..................................................     5,400    122,686
    Jamco Corp..................................................     6,800    136,957
    Janome Sewing Machine Co., Ltd..............................    17,000     71,067
    Japan Airlines Co., Ltd.....................................     5,200    169,590
    Japan Airport Terminal Co., Ltd.............................     5,800    245,273
    Japan Asia Group, Ltd.......................................    16,900     53,974
*   Japan Asia Investment Co., Ltd..............................    16,300     28,350
*   Japan Asset Marketing Co., Ltd..............................    31,100     29,389
    Japan Aviation Electronics Industry, Ltd....................    37,900    613,204
    Japan Cash Machine Co., Ltd.................................    15,800    168,265
#*  Japan Display, Inc.......................................... 1,263,600    892,108
    Japan Electronic Materials Corp.............................     5,100     31,618
    Japan Exchange Group, Inc...................................    22,200    362,517
    Japan Foundation Engineering Co., Ltd.......................    19,200     65,218
#   Japan Lifeline Co., Ltd.....................................    25,200    399,681
    Japan Material Co., Ltd.....................................    27,000    403,135
    Japan Meat Co., Ltd.........................................     7,200    110,693
    Japan Medical Dynamic Marketing, Inc........................    14,500    161,201
    Japan Oil Transportation Co., Ltd...........................     2,900     74,720
    Japan Petroleum Exploration Co., Ltd........................     3,900     84,665
    Japan Post Holdings Co., Ltd................................   126,800  1,420,115
    Japan Property Management Center Co., Ltd...................     6,200     50,421
    Japan Pulp & Paper Co., Ltd.................................     9,000    344,609

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Japan Pure Chemical Co., Ltd................................   1,300 $   25,992
    Japan Securities Finance Co., Ltd...........................  85,300    443,237
    Japan Steel Works, Ltd. (The)...............................  45,600    881,321
    Japan Tobacco, Inc..........................................  10,100    233,387
    Japan Transcity Corp........................................  33,400    133,397
    Japan Wool Textile Co., Ltd. (The)..........................  39,800    320,845
    Jastec Co., Ltd.............................................   6,900     58,651
    JBCC Holdings, Inc..........................................   9,600    130,789
    JCU Corp....................................................  18,600    316,939
    Jeol, Ltd...................................................  16,500    334,314
    JFE Holdings, Inc........................................... 122,160  2,102,111
    JGC Corp....................................................   6,900     99,418
#*  JIG-SAW, Inc................................................   1,400     37,494
    Jimoto Holdings, Inc........................................ 148,300    136,453
    JINS, Inc...................................................   6,400    343,010
    JK Holdings Co., Ltd........................................  14,300     74,921
    JMS Co., Ltd................................................  12,500     75,160
    Joban Kosan Co., Ltd........................................   4,900     72,925
    J-Oil Mills, Inc............................................   6,600    236,323
    Joshin Denki Co., Ltd.......................................  13,000    279,567
    JP-Holdings, Inc............................................  22,600     58,519
    JSP Corp....................................................   7,100    148,920
    JSR Corp....................................................  10,600    161,740
    JTEKT Corp..................................................  81,100  1,046,166
    Juki Corp...................................................  27,700    319,571
    Juroku Bank, Ltd. (The).....................................  20,400    416,732
    Justsystems Corp............................................  14,300    410,381
    JVC Kenwood Corp............................................ 147,070    390,962
    JXTG Holdings, Inc.......................................... 490,470  2,386,229
    K&O Energy Group, Inc.......................................  10,700    155,060
    kabu.com Securities Co., Ltd................................  64,000    321,513
*   Kadokawa Dwango.............................................  36,177    456,299
    Kaga Electronics Co., Ltd...................................  15,100    278,827
    Kagome Co., Ltd.............................................   6,600    180,288
    Kajima Corp.................................................  13,922    206,624
    Kakaku.com, Inc.............................................   8,800    181,302
    Kaken Pharmaceutical Co., Ltd...............................  10,700    458,348
#   Kakiyasu Honten Co., Ltd....................................   5,200     98,300
    Kameda Seika Co., Ltd.......................................   4,700    220,724
    Kamei Corp..................................................  18,600    186,234
    Kamigumi Co., Ltd...........................................  17,800    425,217
    Kanaden Corp................................................  13,400    152,140
    Kanagawa Chuo Kotsu Co., Ltd................................   3,600    123,894
    Kanamoto Co., Ltd...........................................  22,400    531,736
    Kandenko Co., Ltd...........................................  52,200    440,062
    Kaneka Corp.................................................  26,200  1,011,703
    Kaneko Seeds Co., Ltd.......................................   2,400     28,999
    Kanematsu Corp..............................................  62,300    691,489
    Kanematsu Electronics, Ltd..................................   9,100    269,976
    Kansai Mirai Financial Group, Inc...........................  62,732    438,308
    Kansai Paint Co., Ltd.......................................  12,000    228,796
    Kansai Super Market, Ltd....................................  10,400     98,564
    Kanto Denka Kogyo Co., Ltd..................................  41,900    313,320
    Kappa Create Co., Ltd.......................................   6,500     84,979
    Kasai Kogyo Co., Ltd........................................  23,300    193,349
    Katakura & Co-op Agri Corp..................................   3,200     33,053
    Katakura Industries Co., Ltd................................  19,000    218,478
    Kato Sangyo Co., Ltd........................................  11,100    362,359
    Kato Works Co., Ltd.........................................   8,400    211,864

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    KAWADA TECHNOLOGIES, Inc....................................   3,400 $  212,292
#   Kawagishi Bridge Works Co., Ltd.............................   1,600     36,144
    Kawai Musical Instruments Manufacturing Co., Ltd............   5,000    132,355
    Kawasaki Heavy Industries, Ltd..............................  24,300    567,720
#*  Kawasaki Kisen Kaisha, Ltd..................................  76,399  1,110,609
    Kawasumi Laboratories, Inc..................................  13,100     86,225
    KDDI Corp...................................................  78,300  1,804,623
    Keihan Holdings Co., Ltd....................................  17,800    758,031
    Keihanshin Building Co., Ltd................................  20,800    190,762
    Keihin Co., Ltd.............................................   3,500     41,065
    Keihin Corp.................................................  37,700    621,330
    Keiyo Bank, Ltd. (The)......................................  72,900    450,789
#   Keiyo Co., Ltd..............................................  28,100    121,870
    KEL Corp....................................................   4,100     30,300
    Kenedix, Inc................................................  53,300    253,812
    Kenko Mayonnaise Co., Ltd...................................   7,800    159,599
    Kewpie Corp.................................................  12,000    277,963
    Key Coffee, Inc.............................................   7,800    146,959
#   KFC Holdings Japan, Ltd.....................................  10,000    178,823
*   KI Holdings Co., Ltd........................................  12,000     49,239
    Kimoto Co., Ltd.............................................  28,900     44,015
    Kimura Chemical Plants Co., Ltd.............................  10,600     35,397
    Kimura Unity Co., Ltd.......................................   2,800     28,243
    King Co., Ltd...............................................   4,400     27,190
*   Kinki Sharyo Co., Ltd. (The)................................   4,300     78,856
    Kintetsu Department Store Co., Ltd..........................   3,700    108,657
    Kintetsu World Express, Inc.................................  26,200    396,340
    Kirin Holdings Co., Ltd.....................................   6,680    151,960
    Kirindo Holdings Co., Ltd...................................   5,300     82,189
    Kissei Pharmaceutical Co., Ltd..............................  19,100    473,846
    Ki-Star Real Estate Co., Ltd................................   6,500     96,446
    Kitagawa Corp...............................................   8,200    171,111
    Kita-Nippon Bank, Ltd. (The)................................   6,500    111,378
    Kitano Construction Corp....................................   3,200     86,895
    Kito Corp...................................................  19,300    306,691
    Kitz Corp...................................................  60,500    462,392
    Kiyo Bank, Ltd. (The).......................................  49,700    677,680
#*  KLab, Inc...................................................  18,500    137,753
*   KNT-CT Holdings Co., Ltd....................................   6,000     75,034
    Koa Corp....................................................  15,200    209,924
    Koatsu Gas Kogyo Co., Ltd...................................  22,500    168,198
    Kobayashi Pharmaceutical Co., Ltd...........................   2,800    223,298
    Kobe Bussan Co., Ltd........................................  10,000    397,874
*   Kobe Electric Railway Co., Ltd..............................   1,600     57,445
    Kobe Steel, Ltd............................................. 198,000  1,516,279
#   Kobelco Eco-Solutions Co., Ltd..............................   2,800     48,191
    Kohnan Shoji Co., Ltd.......................................  20,000    442,415
    Kohsoku Corp................................................   6,900     73,111
    Koito Manufacturing Co., Ltd................................  10,500    628,747
*   Kojima Co., Ltd.............................................  81,700    401,034
#   Kokusai Co., Ltd............................................   2,800     18,805
    Kokuyo Co., Ltd.............................................  61,300    777,383
    KOMAIHALTEC, Inc............................................   3,399     55,076
    Komatsu Matere Co., Ltd.....................................  20,100    156,786
    Komatsu Wall Industry Co., Ltd..............................   7,900    132,535
    Komatsu, Ltd................................................  31,400    811,074
    Komehyo Co., Ltd............................................   5,700     60,528
    Komeri Co., Ltd.............................................  28,400    600,273
#   Komori Corp.................................................  40,300    466,003

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Konaka Co., Ltd.............................................  51,600 $  213,018
    Konami Holdings Corp........................................  14,800    673,928
    Kondotec, Inc...............................................  12,100    106,310
    Konica Minolta, Inc......................................... 226,700  2,276,438
    Konishi Co., Ltd............................................  19,800    305,005
    Konoike Transport Co., Ltd..................................  20,500    331,436
    Konoshima Chemical Co., Ltd.................................   3,400     26,247
*   Kosaido Co., Ltd............................................  14,900    102,531
    Kose Corp...................................................   3,900    730,571
#   Kosei Securities Co., Ltd. (The)............................   4,300     27,370
    Koshidaka Holdings Co., Ltd.................................  22,000    308,507
    Kotobuki Spirits Co., Ltd...................................   9,400    422,249
    Kourakuen Holdings Corp.....................................   6,000    172,893
    Krosaki Harima Corp.........................................   4,600    243,101
    KRS Corp....................................................   6,100    111,568
    K's Holdings Corp...........................................  84,220    751,248
    KU Holdings Co., Ltd........................................   9,100     71,650
    Kubota Corp.................................................  28,800    438,487
    Kumagai Gumi Co., Ltd.......................................  23,500    689,530
#   Kumiai Chemical Industry Co., Ltd...........................  31,400    230,565
    Kunimine Industries Co., Ltd................................   4,500     34,360
#   Kura Corp...................................................   5,200    225,019
    Kurabo Industries, Ltd......................................  13,900    261,469
    Kuraray Co., Ltd............................................  95,600  1,284,457
    Kureha Corp.................................................   6,400    383,122
    Kurimoto, Ltd...............................................   7,800    102,016
    Kurita Water Industries, Ltd................................  16,400    426,911
    Kuriyama Holdings Corp......................................   8,000     66,931
    Kusuri no Aoki Holdings Co., Ltd............................   5,900    416,643
*   KYB Corp....................................................  15,100    409,687
    Kyocera Corp................................................  16,685  1,084,265
    Kyodo Printing Co., Ltd.....................................   7,300    164,188
    Kyoei Steel, Ltd............................................  19,000    315,702
    Kyokuto Boeki Kaisha, Ltd...................................   6,400     92,969
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................  23,800    335,394
    Kyokuto Securities Co., Ltd.................................  20,300    180,343
    Kyokuyo Co., Ltd............................................   7,100    176,631
    KYORIN Holdings, Inc........................................  32,500    610,747
    Kyoritsu Maintenance Co., Ltd...............................  13,640    700,905
    Kyoritsu Printing Co., Ltd..................................  23,500     43,784
    Kyosan Electric Manufacturing Co., Ltd......................  36,200    141,821
    Kyowa Electronic Instruments Co., Ltd.......................  14,300     53,894
    Kyowa Exeo Corp.............................................  31,754    868,546
    Kyowa Hakko Kirin Co., Ltd..................................   2,400     46,688
    Kyowa Leather Cloth Co., Ltd................................  13,200     93,153
    Kyudenko Corp...............................................  23,000    656,389
    Kyushu Financial Group, Inc................................. 149,280    602,460
#   LAC Co., Ltd................................................   7,000     99,149
#   Lacto Japan Co., Ltd........................................   3,800    158,316
    Land Business Co., Ltd......................................   5,600     39,446
*   Laox Co., Ltd...............................................  24,100     71,178
    Lasertec Corp...............................................  16,600    754,288
    Lawson, Inc.................................................   2,100     98,049
    LEC, Inc....................................................  18,000    235,498
#*  Leopalace21 Corp............................................ 221,900    375,889
    Life Corp...................................................   9,000    175,081
    LIFULL Co., Ltd.............................................  26,500    143,738
    Linical Co., Ltd............................................   4,700     53,512
    Link And Motivation, Inc....................................  20,000    153,222

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Lintec Corp.................................................  27,500 $  593,912
    Lion Corp...................................................  27,300    561,951
    LIXIL Group Corp............................................  88,000  1,149,674
    Lonseal Corp................................................   1,600     25,992
    Look Holdings, Inc..........................................   4,400     57,351
#*  M&A Capital Partners Co., Ltd...............................   2,900    124,131
    Mabuchi Motor Co., Ltd......................................   1,400     51,923
    Macnica Fuji Electronics Holdings, Inc......................  38,850    562,443
    Macromill, Inc..............................................  10,500    120,425
    Maeda Corp..................................................  77,000    766,830
    Maeda Kosen Co., Ltd........................................  16,000    305,975
    Maeda Road Construction Co., Ltd............................  35,500    704,467
    Maezawa Kasei Industries Co., Ltd...........................  11,300    105,469
    Maezawa Kyuso Industries Co., Ltd...........................   9,100    159,094
    Makino Milling Machine Co., Ltd.............................  19,800    840,080
    Makita Corp., Sponsored ADR.................................   3,976    143,335
    Makita Corp.................................................   3,100    113,099
    Mamezou Holdings Co., Ltd...................................  11,200    111,099
    Mamiya-Op Co., Ltd..........................................   2,699     25,011
    Mandom Corp.................................................   7,200    186,415
    Mani, Inc...................................................   3,800    219,578
    Mars Group Holdings Corp....................................   7,600    149,110
    Marubeni Corp............................................... 114,800    822,609
    Marubun Corp................................................  13,800     80,399
    Marudai Food Co., Ltd.......................................  19,500    341,182
    Marufuji Sheet Piling Co., Ltd..............................   1,100     23,058
    Maruha Nichiro Corp.........................................  30,600    972,508
    Marui Group Co., Ltd........................................  35,700    726,175
    Maruichi Steel Tube, Ltd....................................   9,900    273,703
    Maruka Corp.................................................   3,500     67,174
#   Marusan Securities Co., Ltd.................................  26,900    152,550
    Maruwa Co., Ltd.............................................   4,800    261,356
    Maruwa Unyu Kikan Co., Ltd..................................   4,700    166,085
    Maruyama Manufacturing Co., Inc.............................   2,800     35,751
    Maruzen CHI Holdings Co., Ltd...............................  10,600     35,045
    Maruzen Co., Ltd............................................   6,000    124,672
    Maruzen Showa Unyu Co., Ltd.................................   9,800    259,842
    Marvelous, Inc..............................................  15,400    118,773
    Matsuda Sangyo Co., Ltd.....................................  11,900    150,505
    Matsui Construction Co., Ltd................................  17,600    111,611
    Matsui Securities Co., Ltd..................................  18,800    167,702
    Matsumotokiyoshi Holdings Co., Ltd..........................  13,300    440,372
#   Matsuya Co., Ltd............................................   6,100     54,521
    Matsuyafoods Holdings Co., Ltd..............................   6,200    204,477
    Max Co., Ltd................................................  13,000    199,148
    Maxell Holdings, Ltd........................................  44,300    674,140
    Maxvalu Nishinihon Co., Ltd.................................   2,600     40,660
    Maxvalu Tokai Co., Ltd......................................   5,000     96,927
    Mazda Motor Corp............................................ 193,100  2,285,329
    MCJ Co., Ltd................................................  51,200    368,650
    Mebuki Financial Group, Inc................................. 390,522    995,671
    MEC Co., Ltd................................................  11,800    126,604
#   Media Do Holdings Co., Ltd..................................   2,300     61,539
    Medical System Network Co., Ltd.............................  20,600     92,077
    Medipal Holdings Corp.......................................   4,900    110,183
#   Megachips Corp..............................................  12,900    173,040
    Megmilk Snow Brand Co., Ltd.................................  36,200    802,247
    Meidensha Corp..............................................  32,200    458,974
    MEIJI Holdings Co., Ltd.....................................   1,000     78,826

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Meiji Shipping Co., Ltd.....................................   6,100 $   18,762
#   Meiko Electronics Co., Ltd..................................  20,700    406,128
    Meiko Network Japan Co., Ltd................................  15,800    157,307
    Meisei Industrial Co., Ltd..................................  27,100    181,826
    Meitec Corp.................................................  12,900    600,355
    Meito Sangyo Co., Ltd.......................................   8,800    114,816
    Meiwa Corp..................................................  18,400     75,084
    Meiwa Estate Co., Ltd.......................................  10,900     54,813
    Melco Holdings, Inc.........................................     500     15,886
    Menicon Co., Ltd............................................  15,300    441,576
    Mercuria Investment Co., Ltd................................   4,800     29,973
    METAWATER Co., Ltd..........................................   4,800    143,980
    Michinoku Bank, Ltd. (The)..................................  15,291    223,186
#   Micronics Japan Co., Ltd....................................  19,700    152,600
    Mie Kotsu Group Holdings, Inc...............................  47,700    253,314
    Mikuni Corp.................................................  22,800     97,483
    Milbon Co., Ltd.............................................   9,504    486,580
    Mimaki Engineering Co., Ltd.................................  14,100     77,885
    Mimasu Semiconductor Industry Co., Ltd......................  14,900    222,219
    Minebea Mitsumi, Inc........................................ 102,939  1,835,876
    Ministop Co., Ltd...........................................   9,700    152,900
    Miraca Holdings, Inc........................................  32,100    822,764
    Miraial Co., Ltd............................................   3,700     41,410
#   Mirait Holdings Corp........................................  47,210    694,500
#   Miroku Jyoho Service Co., Ltd...............................   8,100    218,371
    Misawa Homes Co., Ltd.......................................  16,900    118,272
    MISUMI Group, Inc...........................................  15,900    415,166
    Mitani Corp.................................................   8,400    441,609
    Mitani Sangyo Co., Ltd......................................  14,200     37,613
    Mitani Sekisan Co., Ltd.....................................   5,400    147,198
    Mito Securities Co., Ltd....................................  35,000     69,677
    Mitsuba Corp................................................  54,401    352,300
    Mitsubishi Chemical Holdings Corp........................... 418,780  2,985,754
    Mitsubishi Corp.............................................  87,600  2,413,176
    Mitsubishi Electric Corp....................................  79,000  1,130,485
    Mitsubishi Estate Co., Ltd..................................  40,200    679,780
    Mitsubishi Gas Chemical Co., Inc............................  73,894  1,109,366
    Mitsubishi Heavy Industries, Ltd............................   6,600    275,055
    Mitsubishi Kakoki Kaisha, Ltd...............................   5,600     78,898
    Mitsubishi Logisnext Co., Ltd...............................  29,000    326,458
    Mitsubishi Logistics Corp...................................  32,699    875,148
    Mitsubishi Materials Corp...................................  54,680  1,422,180
    Mitsubishi Motors Corp......................................  48,400    271,792
    Mitsubishi Paper Mills, Ltd.................................  27,200    138,067
    Mitsubishi Pencil Co., Ltd..................................   3,850     79,268
    Mitsubishi Research Institute, Inc..........................   5,800    161,119
    Mitsubishi Shokuhin Co., Ltd................................  10,600    274,366
    Mitsubishi Steel Manufacturing Co., Ltd.....................   9,700    140,782
    Mitsubishi Tanabe Pharma Corp...............................  43,800    551,315
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.........  16,850     83,576
    Mitsubishi UFJ Financial Group, Inc......................... 928,900  4,608,761
    Mitsubishi UFJ Lease & Finance Co., Ltd..................... 235,700  1,201,817
    Mitsuboshi Belting, Ltd.....................................  15,500    294,469
    Mitsui & Co., Ltd., Sponsored ADR...........................     471    152,020
    Mitsui & Co., Ltd........................................... 118,200  1,911,836
    Mitsui Chemicals, Inc.......................................  67,600  1,661,736
*   Mitsui E&S Holdings Co., Ltd................................  64,500    637,362
    Mitsui Fudosan Co., Ltd.....................................  25,600    592,945
    Mitsui High-Tec, Inc........................................  18,300    212,195

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
    Mitsui Matsushima Holdings Co., Ltd.........................     9,400 $  107,580
    Mitsui Mining & Smelting Co., Ltd...........................    52,600  1,368,078
    Mitsui OSK Lines, Ltd.......................................    62,400  1,588,293
    Mitsui Sugar Co., Ltd.......................................    11,300    272,830
    Mitsui-Soko Holdings Co., Ltd...............................    20,900    332,233
#   Mitsuuroko Group Holdings Co., Ltd..........................    28,700    231,679
    Mixi, Inc...................................................    13,400    289,548
    Miyaji Engineering Group, Inc...............................     4,500     76,278
    Miyazaki Bank, Ltd. (The)...................................    13,000    313,814
    Miyoshi Oil & Fat Co., Ltd..................................     7,500     79,118
    Mizuho Financial Group, Inc................................. 1,940,660  3,030,782
    Mizuno Corp.................................................    16,300    374,746
    Mochida Pharmaceutical Co., Ltd.............................     6,600    306,538
    Modec, Inc..................................................     9,000    276,737
    Molitec Steel Co., Ltd......................................    11,400     41,097
#   Monex Group, Inc............................................   138,200    420,977
#   Money Partners Group Co., Ltd...............................    13,100     34,490
    Monogatari Corp. (The)......................................     2,700    216,291
    MonotaRO Co., Ltd...........................................    26,000    598,716
#   MORESCO Corp................................................     7,100     95,631
    Morinaga & Co., Ltd.........................................    11,600    484,283
    Morinaga Milk Industry Co., Ltd.............................    28,800    953,573
    Morita Holdings Corp........................................    19,700    334,491
    Morito Co., Ltd.............................................    16,800    126,796
    Morozoff, Ltd...............................................     1,900     86,969
    Mory Industries, Inc........................................     4,800    110,022
    MrMax Holdings, Ltd.........................................    20,900     86,574
    MS&AD Insurance Group Holdings, Inc.........................    38,282  1,189,946
    MTI, Ltd....................................................    18,500    107,679
#   Mugen Estate Co., Ltd.......................................    12,100     64,313
    Murakami Corp...............................................     3,000     69,727
    Musashi Seimitsu Industry Co., Ltd..........................    38,300    597,904
    Musashino Bank, Ltd. (The)..................................    22,300    433,352
    Mutoh Holdings Co., Ltd.....................................     1,900     31,782
*   Mynet, Inc..................................................     2,600     22,113
    N Field Co., Ltd............................................     5,200     33,881
    Nabtesco Corp...............................................     9,300    285,174
    NAC Co., Ltd................................................     7,600     68,323
    Nachi-Fujikoshi Corp........................................    12,900    640,589
    Nadex Co., Ltd..............................................     4,800     36,826
    Nafco Co., Ltd..............................................       500      6,530
    Nagano Bank, Ltd. (The).....................................     7,500    115,293
    Nagano Keiki Co., Ltd.......................................    11,300     81,826
    Nagase & Co., Ltd...........................................    48,500    741,157
    Nagatanien Holdings Co., Ltd................................     8,400    169,434
#   Nagawa Co., Ltd.............................................       700     38,703
    Nagoya Railroad Co., Ltd....................................     5,600    151,788
    Nakabayashi Co., Ltd........................................    16,400     75,443
    Nakamuraya Co., Ltd.........................................     2,608    102,457
    Nakanishi, Inc..............................................    10,800    207,959
    Nakano Corp.................................................    13,000     55,603
    Nakayama Steel Works, Ltd...................................    17,200     80,133
#   Nakayamafuku Co., Ltd.......................................     7,600     34,545
    Nakayo, Inc.................................................     1,800     22,644
    Namura Shipbuilding Co., Ltd................................    49,700    168,068
    Nankai Electric Railway Co., Ltd............................     7,400    201,923
    Nanto Bank, Ltd. (The)......................................    27,800    521,211
    Narasaki Sangyo Co., Ltd....................................     2,400     39,565
    Natori Co., Ltd.............................................     4,100     61,780

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    NEC Capital Solutions, Ltd..................................   7,900 $  122,938
    NEC Corp....................................................  57,900  1,955,459
    NEC Networks & System Integration Corp......................   6,200    149,359
    NET One Systems Co., Ltd....................................  25,700    667,272
    Neturen Co., Ltd............................................  26,000    223,615
#*  New Japan Chemical Co., Ltd.................................  25,700     46,827
*   Nexon Co., Ltd..............................................  17,000    241,998
#   Nexyz Group Corp............................................   4,000     88,484
    NF Corp.....................................................   2,400     40,380
    NGK Insulators, Ltd.........................................  18,800    279,251
    NGK Spark Plug Co., Ltd.....................................  19,700    384,111
    NH Foods, Ltd...............................................  22,900    922,900
    NHK Spring Co., Ltd......................................... 121,800  1,097,108
    Nicca Chemical Co., Ltd.....................................   4,600     43,194
    Nice Holdings, Inc..........................................   5,300     47,520
    Nichia Steel Works, Ltd.....................................  31,900     98,954
    Nichias Corp................................................  43,200    835,156
    Nichiban Co., Ltd...........................................   6,000    125,101
    Nichicon Corp...............................................  34,700    338,647
    Nichiden Corp...............................................  12,000    179,592
    Nichiha Corp................................................  19,500    536,403
    NichiiGakkan Co., Ltd.......................................  33,900    415,690
    Nichi-iko Pharmaceutical Co., Ltd...........................  38,200    457,873
#   Nichimo Co., Ltd............................................   1,300     19,886
    Nichirei Corp...............................................  35,300    817,889
    Nichireki Co., Ltd..........................................  22,300    212,274
    Nichirin Co., Ltd...........................................   7,920    126,180
    Nifco, Inc..................................................  21,400    604,101
    Nihon Chouzai Co., Ltd......................................   6,440    234,284
#*  Nihon Dempa Kogyo Co., Ltd..................................  42,500    184,964
    Nihon Dengi Co., Ltd........................................   2,200     55,459
    Nihon Denkei Co., Ltd.......................................   4,100     52,971
    Nihon Eslead Corp...........................................   5,900     82,563
    Nihon Flush Co., Ltd........................................   5,600    112,817
#   Nihon House Holdings Co., Ltd...............................  31,500    128,619
#   Nihon Kagaku Sangyo Co., Ltd................................  11,400    110,313
    Nihon Kohden Corp...........................................   8,300    242,361
    Nihon M&A Center, Inc.......................................  38,800  1,107,191
    Nihon Nohyaku Co., Ltd......................................  25,000    106,323
    Nihon Parkerizing Co., Ltd..................................  34,300    447,747
    Nihon Plast Co., Ltd........................................  14,500    101,820
    Nihon Tokushu Toryo Co., Ltd................................  12,000    129,742
    Nihon Unisys, Ltd...........................................  30,300    776,779
    Nihon Yamamura Glass Co., Ltd...............................   7,900    104,416
    Nikkato Corp................................................   5,800     47,292
    Nikkiso Co., Ltd............................................  38,900    482,236
    Nikko Co., Ltd..............................................   3,800     83,609
    Nikkon Holdings Co., Ltd....................................  44,600  1,052,467
#   Nikon Corp..................................................  16,200    225,922
#   Nippi, Inc..................................................   1,599     42,992
    Nippo Corp..................................................  32,300    656,697
    Nippon Air Conditioning Services Co., Ltd...................  16,100    101,424
    Nippon Beet Sugar Manufacturing Co., Ltd....................  11,100    186,709
    Nippon Carbide Industries Co., Inc..........................   6,100     83,316
#   Nippon Carbon Co., Ltd......................................   4,300    189,755
    Nippon Chemical Industrial Co., Ltd.........................   5,900    112,489
    Nippon Chemi-Con Corp.......................................  12,500    255,330
    Nippon Chemiphar Co., Ltd...................................   1,600     41,717
    Nippon Coke & Engineering Co., Ltd.......................... 119,300    107,239

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nippon Commercial Development Co., Ltd......................   9,500 $  126,825
    Nippon Concrete Industries Co., Ltd.........................  32,000     81,356
#   Nippon Denko Co., Ltd.......................................  80,065    167,747
    Nippon Densetsu Kogyo Co., Ltd..............................  24,800    535,017
    Nippon Electric Glass Co., Ltd..............................  44,100  1,211,824
    Nippon Express Co., Ltd.....................................   9,800    538,936
#   Nippon Filcon Co., Ltd......................................   6,700     30,913
    Nippon Fine Chemical Co., Ltd...............................  11,800    140,175
    Nippon Flour Mills Co., Ltd.................................  40,900    691,193
    Nippon Gas Co., Ltd.........................................  21,200    557,930
    Nippon Hume Corp............................................  16,700    116,518
    Nippon Kanzai Co., Ltd......................................   4,800     86,999
    Nippon Kayaku Co., Ltd......................................  39,900    468,883
    Nippon Kinzoku Co., Ltd.....................................   4,900     52,517
#   Nippon Kodoshi Corp.........................................   5,300     75,253
    Nippon Koei Co., Ltd........................................   8,300    190,266
    Nippon Koshuha Steel Co., Ltd...............................   6,600     31,489
    Nippon Light Metal Holdings Co., Ltd........................ 520,000  1,149,487
    Nippon Paint Holdings Co., Ltd..............................   5,000    190,431
#   Nippon Paper Industries Co., Ltd............................  75,624  1,498,682
    Nippon Parking Development Co., Ltd., Class C............... 100,000    157,069
    Nippon Pillar Packing Co., Ltd..............................  16,400    193,127
    Nippon Piston Ring Co., Ltd.................................   5,800     83,886
    Nippon Road Co., Ltd. (The).................................   5,100    293,778
    Nippon Seiki Co., Ltd.......................................  35,300    586,484
    Nippon Seisen Co., Ltd......................................   2,400     62,589
#*  Nippon Sharyo, Ltd..........................................   6,500    143,284
    Nippon Sheet Glass Co., Ltd.................................  84,400    698,794
    Nippon Shokubai Co., Ltd....................................   6,800    473,056
    Nippon Signal Co., Ltd......................................  40,000    371,631
    Nippon Soda Co., Ltd........................................  21,500    594,086
    Nippon Steel Corp...........................................  96,050  1,718,032
    Nippon Steel Trading Corp...................................  13,700    573,157
    Nippon Suisan Kaisha, Ltd................................... 224,900  1,578,000
    Nippon Systemware Co., Ltd..................................   6,100    120,244
    Nippon Thompson Co., Ltd....................................  48,800    253,614
#   Nippon View Hotel Co., Ltd..................................   3,100     32,931
#   Nippon Yakin Kogyo Co., Ltd................................. 133,000    304,826
    Nippon Yusen K.K............................................  87,022  1,487,018
    Nipro Corp..................................................  90,300  1,121,703
    Nishikawa Rubber Co., Ltd...................................   1,400     22,859
    Nishimatsu Construction Co., Ltd............................  43,800    950,113
#   Nishimatsuya Chain Co., Ltd.................................  23,000    183,353
    Nishi-Nippon Financial Holdings, Inc........................ 104,800    867,198
    Nishi-Nippon Railroad Co., Ltd..............................  13,600    320,335
    Nishio Rent All Co., Ltd....................................  16,700    463,412
    Nissan Chemical Corp........................................  10,400    463,336
    Nissan Motor Co., Ltd....................................... 331,300  2,659,690
    Nissan Shatai Co., Ltd......................................  40,000    367,913
    Nissan Tokyo Sales Holdings Co., Ltd........................  18,900     49,709
#   Nissei ASB Machine Co., Ltd.................................   6,900    255,045
    Nissei Plastic Industrial Co., Ltd..........................  10,100     90,113
    Nissha Co., Ltd.............................................  20,700    241,035
    Nisshin Fudosan Co..........................................  29,400    119,945
    Nisshin Oillio Group, Ltd. (The)............................  20,100    575,289
    Nisshinbo Holdings, Inc..................................... 114,438  1,021,626
    Nissin Corp.................................................  10,300    176,926
    Nissin Electric Co., Ltd....................................  42,200    400,089
    Nissin Kogyo Co., Ltd.......................................  32,600    434,565

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nissin Sugar Co., Ltd.......................................   9,900 $  175,761
    Nissui Pharmaceutical Co., Ltd..............................  10,000    106,138
    Nitta Corp..................................................   7,400    243,770
    Nitta Gelatin, Inc..........................................  12,000     73,488
    Nittan Valve Co., Ltd.......................................  20,800     59,966
    Nittetsu Mining Co., Ltd....................................   5,700    219,471
    Nitto Boseki Co., Ltd.......................................  13,700    285,679
    Nitto Denko Corp............................................   8,600    464,978
    Nitto FC Co., Ltd...........................................  15,195    120,298
    Nitto Fuji Flour Milling Co., Ltd...........................   1,100     61,272
    Nitto Kogyo Corp............................................  12,900    253,261
    Nitto Kohki Co., Ltd........................................   6,000    123,620
    Nitto Seiko Co., Ltd........................................  19,500    115,303
    Nittoc Construction Co., Ltd................................  27,600    141,266
    NJS Co., Ltd................................................   5,300     72,350
    Noda Corp...................................................  10,400     75,142
    Noevir Holdings Co., Ltd....................................   6,800    357,386
    NOF Corp....................................................  26,900    958,892
    Nohmi Bosai, Ltd............................................  12,400    223,942
    Nojima Corp.................................................  18,600    320,006
    NOK Corp....................................................  51,700    830,496
    Nomura Co., Ltd.............................................  16,100    450,362
    Nomura Holdings, Inc........................................ 264,600  1,001,833
#   Nomura Holdings, Inc., Sponsored ADR........................  13,920     52,896
    Nomura Real Estate Holdings, Inc............................  47,600  1,012,226
    Noritake Co., Ltd...........................................   8,000    390,184
    Noritsu Koki Co., Ltd.......................................  14,300    275,922
    Noritz Corp.................................................  21,800    338,148
    North Pacific Bank, Ltd..................................... 219,300    537,904
    Nozawa Corp.................................................   8,300     57,047
    NS Solutions Corp...........................................   9,800    263,314
    NS United Kaiun Kaisha, Ltd.................................   7,400    162,533
    NSD Co., Ltd................................................  12,940    320,537
    NSK, Ltd....................................................  43,100    447,967
    NTN Corp.................................................... 372,200  1,228,567
    NTT Data Corp...............................................  21,000    244,881
    NTT DOCOMO, Inc.............................................  49,672  1,078,656
#   NuFlare Technology, Inc.....................................   3,100    192,580
#   OAK Capital Corp............................................  40,800     52,659
    Obara Group, Inc............................................   6,600    252,422
    Obayashi Corp...............................................  45,300    445,326
    Obic Co., Ltd...............................................   2,700    313,457
    Odelic Co., Ltd.............................................   3,200    113,154
    Oenon Holdings, Inc.........................................  45,000    161,451
    Ogaki Kyoritsu Bank, Ltd. (The).............................  25,400    574,147
#   Ohara, Inc..................................................   3,100     39,007
#   Ohashi Technica, Inc........................................  10,800    139,858
    Ohmoto Gumi Co., Ltd........................................     700     30,403
    Ohsho Food Service Corp.....................................   4,700    306,080
    OIE Sangyo Co., Ltd.........................................   1,187     14,085
    Oiles Corp..................................................  13,816    230,911
#*  Oisix ra daichi, Inc........................................   3,200     47,732
    Oita Bank, Ltd. (The).......................................  17,800    535,744
    Oji Holdings Corp........................................... 298,000  1,788,140
    Okabe Co., Ltd..............................................  29,900    273,618
    Okamoto Industries, Inc.....................................   5,600    290,000
    Okamoto Machine Tool Works, Ltd.............................   3,700     99,216
    Okamura Corp................................................  33,300    336,121
    Okasan Securities Group, Inc................................ 117,500    430,395

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Oki Electric Industry Co., Ltd..............................  58,200 $  682,202
    Okinawa Cellular Telephone Co...............................   6,400    200,891
    Okinawa Electric Power Co., Inc. (The)......................  10,621    175,502
    OKK Corp....................................................   6,300     45,510
    OKUMA Corp..................................................  14,000    824,735
    Okumura Corp................................................  14,900    482,032
    Okura Industrial Co., Ltd...................................   6,200    102,755
    Okuwa Co., Ltd..............................................  20,000    202,269
#   Olympic Group Corp..........................................   7,700     53,575
    Omron Corp..................................................   9,700    521,026
    Ono Pharmaceutical Co., Ltd.................................   2,700     50,720
    ONO Sokki Co., Ltd..........................................   8,300     45,850
    Onoken Co., Ltd.............................................  12,200    173,817
    Onward Holdings Co., Ltd....................................  81,700    450,728
    Ootoya Holdings Co., Ltd....................................   2,200     43,560
    Open House Co., Ltd.........................................   9,800    360,036
    Optex Group Co., Ltd........................................  11,800    197,672
    Oracle Corp.................................................   1,000     68,568
    Organo Corp.................................................   5,500    163,712
    Orient Corp................................................. 227,400    239,890
    Origin Co., Ltd.............................................   4,200     77,977
    ORIX Corp................................................... 177,100  2,508,769
    Osaka Organic Chemical Industry, Ltd........................  12,000    122,225
    Osaka Soda Co., Ltd.........................................   9,200    222,391
    Osaka Steel Co., Ltd........................................  10,800    184,979
    OSAKA Titanium Technologies Co., Ltd........................  14,900    206,974
    Osaki Electric Co., Ltd.....................................  37,500    249,378
    OSG Corp....................................................  33,900    682,452
    OSJB Holdings Corp.......................................... 101,200    241,793
    Otsuka Corp.................................................   6,200    243,865
    Otsuka Holdings Co., Ltd....................................   8,800    314,596
#*  Otsuka Kagu, Ltd............................................  11,900     31,980
    OUG Holdings, Inc...........................................   1,500     35,760
#   Outsourcing, Inc............................................  55,400    728,388
    Oyo Corp....................................................  17,000    179,228
    Pacific Industrial Co., Ltd.................................  34,400    564,084
    Pacific Metals Co., Ltd.....................................  10,699    235,074
    Pack Corp. (The)............................................   8,300    267,394
    PAL GROUP Holdings Co., Ltd.................................   9,300    285,219
    PALTAC Corp.................................................  13,050    720,733
#   Paltek Corp.................................................   7,400     38,231
    Pan Pacific International Holdings Corp.....................   4,700    302,888
    Panasonic Corp..............................................  97,723    899,852
    Panasonic Corp., Sponsored ADR..............................  26,580    244,669
    Paraca, Inc.................................................   3,600     64,658
    Paramount Bed Holdings Co., Ltd.............................   9,600    451,120
    Parco Co., Ltd..............................................  13,506    129,747
    Paris Miki Holdings, Inc....................................  24,000     84,597
    Park24 Co., Ltd.............................................   6,800    143,069
    Parker Corp.................................................   8,500     37,318
*   Pasco Corp..................................................   2,600     23,222
    Pasona Group, Inc...........................................  16,500    261,713
    PC Depot Corp...............................................  21,700     79,862
    Pegasus Sewing Machine Manufacturing Co., Ltd...............  14,400     82,983
    Penta-Ocean Construction Co., Ltd........................... 166,300    762,921
    PIA Corp....................................................   2,600    110,145
    Pigeon Corp.................................................   8,400    359,651
    Pilot Corp..................................................  12,400    512,538
    Piolax, Inc.................................................  15,600    293,707

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Plant Co., Ltd..............................................   1,500 $   13,882
    Plenus Co., Ltd.............................................   9,700    160,238
    Pola Orbis Holdings, Inc....................................   4,800    151,516
    Poletowin Pitcrew Holdings, Inc.............................  15,200    137,636
    Press Kogyo Co., Ltd........................................  77,700    420,850
    Pressance Corp..............................................  32,400    396,882
    Prestige International, Inc.................................  22,800    327,323
    Prima Meat Packers, Ltd.....................................  20,900    383,643
    Pronexus, Inc...............................................   7,400     88,109
*   Prospect Co., Ltd........................................... 441,000     71,071
    Proto Corp..................................................   8,600    161,375
    PS Mitsubishi Construction Co., Ltd.........................  23,600    139,061
    Punch Industry Co., Ltd.....................................  15,000     86,894
    Qol Holdings Co., Ltd.......................................  16,300    247,624
    Quick Co., Ltd..............................................   5,300     82,431
    Raito Kogyo Co., Ltd........................................  34,800    449,327
    Rakuten, Inc................................................  10,600    118,588
    Rasa Corp...................................................   5,700     42,711
#   Rasa Industries, Ltd........................................   6,400     89,942
    Raysum Co., Ltd.............................................  15,000    136,615
    Relia, Inc..................................................  16,900    178,848
    Relo Group, Inc.............................................  29,000    792,020
    Renaissance, Inc............................................   6,300    116,661
    Renesas Easton Co., Ltd.....................................  15,700     58,548
    Rengo Co., Ltd.............................................. 143,100  1,262,203
#*  Renown, Inc.................................................  44,300     40,324
    Resona Holdings, Inc........................................ 145,400    617,240
    Resorttrust, Inc............................................  41,500    580,938
    Restar Holdings Corp........................................  13,400    217,357
#   Retail Partners Co., Ltd....................................   6,000     62,655
    Rheon Automatic Machinery Co., Ltd..........................  12,800    194,063
    Rhythm Watch Co., Ltd.......................................   5,400     61,585
    Riberesute Corp.............................................   7,200     57,239
    Ricoh Co., Ltd.............................................. 110,100  1,113,876
    Ricoh Leasing Co., Ltd......................................  13,400    391,643
    Ride On Express Holdings Co., Ltd...........................   4,500     48,549
#   Right On Co., Ltd...........................................   9,100     63,719
    Riken Corp..................................................   7,800    373,987
    Riken Keiki Co., Ltd........................................   7,500    142,113
    Riken Technos Corp..........................................  27,700    129,564
    Riken Vitamin Co., Ltd......................................   5,700    187,665
#   Ringer Hut Co., Ltd.........................................  10,500    222,422
    Rinnai Corp.................................................   6,400    431,769
    Rion Co., Ltd...............................................   7,200    129,441
    Riso Kagaku Corp............................................  12,900    214,152
    Riso Kyoiku Co., Ltd........................................  55,800    213,518
#   Rock Field Co., Ltd.........................................   9,100    130,210
    Rohm Co., Ltd...............................................   2,100    154,855
    Rohto Pharmaceutical Co., Ltd...............................  13,600    382,686
    Rokko Butter Co., Ltd.......................................  12,100    234,500
    Roland DG Corp..............................................  11,100    240,164
#   Rorze Corp..................................................   9,300    219,181
    Round One Corp..............................................  53,500    720,923
    Royal Holdings Co., Ltd.....................................  11,900    291,364
    RS Technologies Co., Ltd....................................   1,800     52,923
#*  RVH, Inc....................................................  37,500     58,189
    Ryobi, Ltd..................................................  19,200    438,025
    Ryoden Corp.................................................  12,500    171,614
    Ryohin Keikaku Co., Ltd.....................................   1,500    286,116

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Ryosan Co., Ltd.............................................  15,700 $  423,469
    Ryoyo Electro Corp..........................................  14,600    224,789
    S Foods, Inc................................................   7,200    249,693
#   S&B Foods, Inc..............................................   2,600     95,295
    Sac's Bar Holdings, Inc.....................................  18,250    182,169
    Saibu Gas Co., Ltd..........................................   7,200    151,482
    Saizeriya Co., Ltd..........................................  21,000    472,456
    Sakai Chemical Industry Co., Ltd............................  12,200    301,998
    Sakai Heavy Industries, Ltd.................................   3,400     97,047
    Sakai Moving Service Co., Ltd...............................   5,000    294,541
    Sakai Ovex Co., Ltd.........................................   4,500     70,110
    Sakata INX Corp.............................................  19,000    172,775
#   Sala Corp...................................................  44,000    242,070
    SAMTY Co., Ltd..............................................  16,000    207,595
    San Holdings, Inc...........................................   4,200     94,124
    San ju San Financial Group, Inc.............................  15,760    212,803
    San-A Co., Ltd..............................................  10,300    404,243
    San-Ai Oil Co., Ltd.........................................  44,300    373,941
#*  Sanden Holdings Corp........................................  15,600    112,413
#   Sanei Architecture Planning Co., Ltd........................   9,400    133,294
    Sangetsu Corp...............................................  16,400    307,419
    San-In Godo Bank, Ltd. (The)................................ 101,400    671,963
#*  Sanix, Inc..................................................  10,700     22,193
    Sanken Electric Co., Ltd....................................  22,800    490,215
    Sanki Engineering Co., Ltd..................................  35,400    387,382
#   Sanko Gosei, Ltd............................................  22,300     69,990
    Sanko Metal Industrial Co., Ltd.............................   1,700     41,078
    Sankyo Co., Ltd.............................................   8,000    315,947
    Sankyo Frontier Co., Ltd....................................   1,300     40,708
    Sankyo Seiko Co., Ltd.......................................  28,600    130,494
    Sankyo Tateyama, Inc........................................  22,300    248,032
    Sankyu, Inc.................................................  26,000  1,246,949
    Sanoh Industrial Co., Ltd...................................  23,200    110,239
#   Sanoyas Holdings Corp.......................................  14,700     31,908
#   Sansei Technologies, Inc....................................   6,200     86,267
    Sansha Electric Manufacturing Co., Ltd......................  10,000     84,738
    Sanshin Electronics Co., Ltd................................  16,500    278,329
    Santen Pharmaceutical Co., Ltd..............................   8,500    129,843
    Sanwa Holdings Corp.........................................  53,000    638,347
    Sanyo Chemical Industries, Ltd..............................  10,700    541,566
    Sanyo Denki Co., Ltd........................................   7,800    367,083
    Sanyo Electric Railway Co., Ltd.............................   4,400     87,919
#   Sanyo Engineering & Construction, Inc.......................   4,000     24,351
    Sanyo Housing Nagoya Co., Ltd...............................  10,700     91,220
    Sanyo Shokai, Ltd...........................................   9,037    152,926
    Sanyo Special Steel Co., Ltd................................  16,400    328,857
    Sanyo Trading Co., Ltd......................................   9,600    195,146
    Sapporo Holdings, Ltd.......................................  46,100    945,412
    Sata Construction Co., Ltd..................................  11,300     40,065
    Sato Holdings Corp..........................................  12,700    309,201
    Sato Shoji Corp.............................................   8,900     74,960
    Satori Electric Co., Ltd....................................  10,200     91,453
    Sawada Holdings Co., Ltd....................................  16,200    142,310
    Sawai Pharmaceutical Co., Ltd...............................  27,300  1,466,827
    Saxa Holdings, Inc..........................................   4,800     75,765
    SBI Holdings, Inc...........................................  53,650  1,150,330
    SBS Holdings, Inc...........................................  18,600    314,293
#   Scala, Inc..................................................  13,400    109,022
    SCREEN Holdings Co., Ltd....................................   9,600    461,157

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Scroll Corp.................................................  25,900 $ 86,148
    SCSK Corp...................................................   1,655   78,647
#   SEC Carbon, Ltd.............................................   1,100   97,982
    Secom Co., Ltd..............................................   4,900  412,243
    Secom Joshinetsu Co., Ltd...................................   1,200   38,892
    Sega Sammy Holdings, Inc....................................  20,200  255,861
    Seibu Holdings, Inc.........................................   7,600  123,716
    Seika Corp..................................................   7,000   86,058
    Seikagaku Corp..............................................  20,900  230,150
    Seikitokyu Kogyo Co., Ltd...................................  26,000  132,790
    Seiko Epson Corp............................................  30,800  494,002
    Seiko Holdings Corp.........................................  25,000  567,349
    Seiko PMC Corp..............................................   4,600   32,810
    Seikoh Giken Co., Ltd.......................................     800   18,376
    Seino Holdings Co., Ltd.....................................  64,800  882,159
    Seiren Co., Ltd.............................................  27,500  412,047
    Sekisui Chemical Co., Ltd...................................  32,000  513,712
    Sekisui House, Ltd..........................................  60,940  982,552
    Sekisui Jushi Corp..........................................  19,100  369,766
    Sekisui Plastics Co., Ltd...................................  18,900  140,877
    Senko Group Holdings Co., Ltd...............................  81,900  658,695
    Senshu Electric Co., Ltd....................................   6,700  155,714
    Senshu Ikeda Holdings, Inc.................................. 200,440  498,051
#*  Senshukai Co., Ltd..........................................  24,700   53,468
    Seria Co., Ltd..............................................  11,600  345,023
    Seven & I Holdings Co., Ltd.................................  20,800  719,832
    Seven Bank, Ltd.............................................  77,600  211,105
    SFP Holdings Co., Ltd.......................................   6,700  110,309
    Shibaura Electronics Co., Ltd...............................   6,000  215,041
    Shibaura Mechatronics Corp..................................   3,300  113,502
    Shibusawa Warehouse Co., Ltd. (The).........................   6,800  107,037
    Shibuya Corp................................................   7,000  217,601
    Shidax Corp.................................................   6,800   18,876
    Shiga Bank, Ltd. (The)......................................  32,222  771,107
    Shikibo, Ltd................................................   9,100   83,255
    Shikoku Bank, Ltd. (The)....................................  28,200  257,805
    Shikoku Chemicals Corp......................................  20,800  225,006
    Shikoku Electric Power Co., Inc.............................  21,700  219,301
    Shima Seiki Manufacturing, Ltd..............................   8,200  275,914
    Shimachu Co., Ltd...........................................  33,500  810,066
    Shimadzu Corp...............................................  16,000  429,172
    Shimamura Co., Ltd..........................................   9,000  671,076
    Shimane Bank, Ltd. (The)....................................   2,600   19,000
    Shimizu Bank, Ltd. (The)....................................  24,100  381,962
    Shimizu Corp................................................  42,000  359,741
    Shimojima Co., Ltd..........................................   3,900   41,854
    Shin Nippon Air Technologies Co., Ltd.......................   7,200  116,058
*   Shin Nippon Biomedical Laboratories, Ltd....................   9,500   65,484
    Shinagawa Refractories Co., Ltd.............................   4,300  128,454
    Shindengen Electric Manufacturing Co., Ltd..................   6,300  259,237
    Shin-Etsu Chemical Co., Ltd.................................   9,900  937,772
    Shin-Etsu Polymer Co., Ltd..................................  39,400  300,001
#*  Shinkawa, Ltd...............................................  15,200   68,260
    Shin-Keisei Electric Railway Co., Ltd.......................   1,000   18,607
    Shinko Electric Industries Co., Ltd.........................  64,100  565,696
    Shinko Plantech Co., Ltd....................................  33,600  351,708
    Shinko Shoji Co., Ltd.......................................  14,200  239,246
    Shinmaywa Industries, Ltd...................................  43,200  533,430
    Shinnihon Corp..............................................  20,800  178,812

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Shinoken Group Co., Ltd.....................................  21,800 $  141,210
*   Shinsei Bank, Ltd...........................................  28,600    398,807
    Shinsho Corp................................................   4,800    114,871
    Shinwa Co., Ltd.............................................   5,300    108,090
    Ship Healthcare Holdings, Inc...............................  19,800    814,598
    Shizuki Electric Co., Inc...................................  12,600     70,359
    Shizuoka Bank, Ltd. (The)...................................  70,500    541,712
    Shizuoka Gas Co., Ltd.......................................  45,400    368,590
    Shobunsha Publications, Inc.................................  10,700     39,018
#   Shoei Co., Ltd..............................................   6,500    282,608
#   Shoei Foods Corp............................................   8,500    238,310
    Shofu, Inc..................................................   8,700     98,942
#*  Shoko Co., Ltd..............................................   4,400     25,707
    Showa Aircraft Industry Co., Ltd............................   3,922     47,902
    Showa Corp..................................................  42,000    616,903
    Showa Denko K.K.............................................  64,100  2,188,377
    Showa Sangyo Co., Ltd.......................................  13,400    362,249
    Sigma Koki Co., Ltd.........................................   3,400     41,040
#   Siix Corp...................................................  22,700    363,922
    Sinanen Holdings Co., Ltd...................................   6,400    120,270
#   Sinfonia Technology Co., Ltd................................  18,600    264,734
    Sinko Industries, Ltd.......................................  12,400    178,464
    Sintokogio, Ltd.............................................  28,700    270,043
    SK-Electronics Co., Ltd.....................................   7,500    119,633
    SKY Perfect JSAT Holdings, Inc.............................. 126,600    506,508
    Skylark Holdings Co., Ltd...................................  13,000    214,142
    SMC Corp....................................................     400    167,066
    SMK Corp....................................................   3,400     78,702
    SMS Co., Ltd................................................  32,200    624,930
    SNT Corp....................................................  24,000     78,939
    Sodick Co., Ltd.............................................  35,900    324,315
    Soft99 Corp.................................................   6,500     52,669
    SoftBank Group Corp.........................................   1,200    127,238
#   Softbank Technology Corp....................................   4,600    102,798
#   Softbrain Co., Ltd..........................................  10,100     48,195
#   Software Service, Inc.......................................   1,300    116,172
    Sogo Medical Holdings Co., Ltd..............................  16,400    304,451
    Sohgo Security Services Co., Ltd............................   8,000    357,449
    Sojitz Corp................................................. 188,500    648,958
    Soken Chemical & Engineering Co., Ltd.......................   6,500     92,087
    Sompo Holdings, Inc.........................................  18,250    688,813
    Sony Corp...................................................  26,100  1,314,607
#   Sony Corp., Sponsored ADR...................................  57,811  2,911,940
    Sony Financial Holdings, Inc................................   3,000     61,683
    Sotetsu Holdings, Inc.......................................   6,000    166,222
    Sotoh Co., Ltd..............................................   4,900     43,015
#   Sourcenext Corp.............................................  32,400    149,604
    Space Co., Ltd..............................................   9,300    107,935
#   Space Value Holdings Co., Ltd...............................  26,400    144,237
    Sparx Group Co., Ltd........................................  70,200    151,915
    SPK Corp....................................................   2,182     47,419
    Square Enix Holdings Co., Ltd...............................   7,700    266,442
    SRA Holdings................................................   7,400    160,346
    St Marc Holdings Co., Ltd...................................  14,000    314,352
    Stanley Electric Co., Ltd...................................  12,600    341,624
#   Star Mica Co., Ltd..........................................   2,800     33,403
#   Star Micronics Co., Ltd.....................................  24,600    401,495
    Starts Corp., Inc...........................................  21,500    478,773
    Starzen Co., Ltd............................................   5,400    195,143

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   St-Care Holding Corp........................................   2,700 $   12,657
    Stella Chemifa Corp.........................................   8,600    238,825
    Step Co., Ltd...............................................   5,900     79,885
    Strike Co., Ltd.............................................   2,400     43,790
    Studio Alice Co., Ltd.......................................   8,400    154,931
    Subaru Corp.................................................  31,400    769,455
    Subaru Enterprise Co., Ltd..................................   1,200     62,074
    Sugi Holdings Co., Ltd......................................   2,200    111,266
    Sugimoto & Co., Ltd.........................................   7,500    134,264
    SUMCO Corp..................................................  55,900    737,424
#   Sumida Corp.................................................  25,400    379,284
    Suminoe Textile Co., Ltd....................................   4,300    115,949
    Sumiseki Holdings, Inc......................................  38,800     41,537
    Sumitomo Bakelite Co., Ltd..................................  22,600    882,139
    Sumitomo Chemical Co., Ltd.................................. 458,000  2,284,962
    Sumitomo Corp...............................................  86,700  1,242,656
    Sumitomo Dainippon Pharma Co., Ltd..........................  10,000    220,931
    Sumitomo Densetsu Co., Ltd..................................  12,900    221,649
    Sumitomo Electric Industries, Ltd........................... 164,900  2,194,107
    Sumitomo Forestry Co., Ltd..................................  61,400    844,728
    Sumitomo Heavy Industries, Ltd..............................  35,900  1,276,507
    Sumitomo Metal Mining Co., Ltd..............................  43,100  1,355,661
    Sumitomo Mitsui Construction Co., Ltd....................... 156,960  1,024,370
    Sumitomo Mitsui Financial Group, Inc........................  86,941  3,159,975
    Sumitomo Mitsui Trust Holdings, Inc.........................  26,700    931,594
#   Sumitomo Osaka Cement Co., Ltd..............................  30,500  1,242,872
    Sumitomo Precision Products Co., Ltd........................   2,000     55,808
    Sumitomo Realty & Development Co., Ltd......................   6,000    221,820
    Sumitomo Riko Co., Ltd......................................  33,100    291,658
    Sumitomo Rubber Industries, Ltd............................. 115,253  1,417,187
    Sumitomo Seika Chemicals Co., Ltd...........................   8,600    334,138
    Sumitomo Warehouse Co., Ltd. (The)..........................  47,900    614,367
    Sun A Kaken Co., Ltd........................................   2,300     10,220
    Sun Frontier Fudousan Co., Ltd..............................  29,600    302,843
    Suncall Corp................................................  17,300     94,537
    Sundrug Co., Ltd............................................   3,200     85,794
    Suntory Beverage & Food, Ltd................................   1,200     53,063
    Sun-Wa Technos Corp.........................................   8,900     70,900
*   Suruga Bank, Ltd............................................  14,400     63,790
    Suzuken Co., Ltd............................................   1,160     66,886
#   Suzuki Co., Ltd.............................................   7,300     45,207
    Suzuki Motor Corp...........................................  13,800    629,744
    SWCC Showa Holdings Co., Ltd................................  88,800    617,858
    Systena Corp................................................  33,600    404,498
    T Hasegawa Co., Ltd.........................................  20,900    337,707
    T RAD Co., Ltd..............................................   5,900    126,473
    T&D Holdings, Inc........................................... 144,800  1,568,342
    T&K Toka Co., Ltd...........................................  17,100    150,904
    Tachibana Eletech Co., Ltd..................................  14,420    225,122
    Tachikawa Corp..............................................   8,200     93,264
    Tachi-S Co., Ltd............................................  23,900    368,662
    Tadano, Ltd.................................................  39,900    422,153
    Taihei Dengyo Kaisha, Ltd...................................  13,000    286,713
    Taiheiyo Cement Corp........................................  49,567  1,598,492
    Taiheiyo Kouhatsu, Inc......................................   6,300     41,818
    Taiho Kogyo Co., Ltd........................................  16,200    128,128
    Taikisha, Ltd...............................................   9,000    271,994
    Taiko Bank, Ltd. (The)......................................   5,600     83,811
    Taisei Corp.................................................   9,000    396,001

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Taisei Lamick Co., Ltd......................................   4,500 $  113,931
    Taisho Pharmaceutical Holdings Co., Ltd.....................   1,500    138,750
    Taiyo Holdings Co., Ltd.....................................   4,900    172,600
    Taiyo Nippon Sanso Corp.....................................  25,000    416,542
    Taiyo Yuden Co., Ltd........................................  78,900  1,921,502
#   Takachiho Koheki Co., Ltd...................................   5,500     47,214
    Takamatsu Construction Group Co., Ltd.......................   5,300    114,326
    Takamatsu Machinery Co., Ltd................................   4,100     35,867
    Takamiya Co., Ltd...........................................  15,500     93,903
    Takano Co., Ltd.............................................   4,800     35,746
    Takaoka Toko Co., Ltd.......................................   8,664    100,396
#   Takara Leben Co., Ltd.......................................  80,400    250,033
    Takara Printing Co., Ltd....................................   1,400     21,643
    Takara Standard Co., Ltd....................................  26,000    395,781
    Takasago International Corp.................................  10,500    319,393
    Takasago Thermal Engineering Co., Ltd.......................  15,400    244,245
    Takashima & Co., Ltd........................................   2,600     39,890
#   Takashimaya Co., Ltd........................................  74,400    836,568
    Take And Give Needs Co., Ltd................................   9,470    124,864
    TAKEBISHI Corp..............................................   5,800     71,743
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............  17,126    313,057
    Takeda Pharmaceutical Co., Ltd..............................  32,752  1,208,605
    Takeei Corp.................................................  17,000    120,013
    Takeuchi Manufacturing Co., Ltd.............................  25,500    483,567
    Takihyo Co., Ltd............................................   3,400     55,713
    Takisawa Machine Tool Co., Ltd..............................   5,000     70,195
    Takuma Co., Ltd.............................................  10,500    126,604
    Tama Home Co., Ltd..........................................  14,600    144,066
    Tamron Co., Ltd.............................................  13,100    256,504
    Tamura Corp.................................................  49,100    305,027
#   Tanabe Engineering Corp.....................................   3,100     21,811
    Tanseisha Co., Ltd..........................................  15,850    176,996
    Tatsuta Electric Wire and Cable Co., Ltd....................  31,000    136,149
    Tayca Corp..................................................  11,500    259,641
    Tazmo Co., Ltd..............................................   3,400     27,481
    Tbk Co., Ltd................................................  14,600     53,351
    TDC Soft, Inc...............................................   9,500     73,583
    TDK Corp....................................................  13,700  1,200,313
    TechMatrix Corp.............................................   7,600    135,423
    Techno Medica Co., Ltd......................................   1,800     34,067
    Techno Ryowa, Ltd...........................................   7,000     51,905
    Techno Smart Corp...........................................   8,600     71,709
    TechnoPro Holdings, Inc.....................................  14,700    884,478
    Tecnos Japan, Inc...........................................   7,800     47,166
    Teijin, Ltd................................................. 130,800  2,250,037
    Teikoku Electric Manufacturing Co., Ltd.....................   4,200     42,828
    Teikoku Sen-I Co., Ltd......................................   8,100    180,300
    Teikoku Tsushin Kogyo Co., Ltd..............................   5,200     57,065
    Tekken Corp.................................................  10,500    274,541
    Tenma Corp..................................................  14,000    260,217
    Tenox Corp..................................................   2,700     19,716
#   Tenpos Holdings Co., Ltd....................................   2,200     42,784
    Teraoka Seisakusho Co., Ltd.................................   8,000     37,145
    T-Gaia Corp.................................................   8,700    141,437
    THK Co., Ltd................................................  31,000    819,759
    Tigers Polymer Corp.........................................   8,200     44,641
    TIS, Inc....................................................  19,000    866,890
    TKC Corp....................................................   9,300    364,145
    Toa Corp....................................................  19,100    210,168

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Toa Corp....................................................  12,300 $  176,690
    Toa Oil Co., Ltd............................................   7,300    117,868
    TOA ROAD Corp...............................................   3,100     79,425
    Toabo Corp..................................................   3,800     15,721
    Toagosei Co., Ltd...........................................  86,500    944,288
    Tobishima Corp..............................................  18,650    238,735
    TOC Co., Ltd................................................  31,700    198,158
    Tocalo Co., Ltd.............................................  57,300    471,567
    Tochigi Bank, Ltd. (The).................................... 177,800    360,494
    Toda Corp................................................... 103,500    640,113
    Toda Kogyo Corp.............................................   3,100     62,060
    Toei Animation Co., Ltd.....................................   3,400    169,011
    Toei Co., Ltd...............................................   1,600    207,778
#   Toell Co., Ltd..............................................   1,700     11,757
    Toenec Corp.................................................   6,900    191,601
#   Togami Electric Manufacturing Co., Ltd......................   2,000     27,071
    Toho Bank, Ltd. (The)....................................... 128,600    333,680
    Toho Co., Ltd...............................................   5,000     98,767
    Toho Gas Co., Ltd...........................................   4,600    189,657
    Toho Holdings Co., Ltd......................................  24,300    569,373
#   Toho Titanium Co., Ltd......................................  25,000    210,367
    Toho Zinc Co., Ltd..........................................  12,100    316,731
    Tohoku Bank, Ltd. (The).....................................   7,400     72,058
    Tohoku Steel Co., Ltd.......................................   1,900     23,801
    Tohokushinsha Film Corp.....................................  13,600     71,757
    Tohto Suisan Co., Ltd.......................................   2,200     45,932
#   Tokai Carbon Co., Ltd.......................................  44,100    510,307
    Tokai Corp..................................................  13,100    302,705
    TOKAI Holdings Corp.........................................  56,600    472,791
    Tokai Lease Co., Ltd........................................     500      7,293
    Tokai Rika Co., Ltd.........................................  46,700    810,912
    Tokai Tokyo Financial Holdings, Inc......................... 169,700    563,952
#   Token Corp..................................................   5,320    324,791
    Tokio Marine Holdings, Inc..................................  15,116    765,856
    Tokushu Tokai Paper Co., Ltd................................   6,100    225,407
    Tokuyama Corp...............................................  50,700  1,259,644
    Tokyo Broadcasting System Holdings, Inc.....................  19,400    369,021
    Tokyo Century Corp..........................................  13,000    601,251
    Tokyo Dome Corp.............................................  78,200    776,660
    Tokyo Electron Device, Ltd..................................   7,200    125,548
    Tokyo Energy & Systems, Inc.................................  20,900    180,378
    Tokyo Individualized Educational Institute, Inc.............   8,200     74,108
    Tokyo Keiki, Inc............................................   8,400     83,754
    Tokyo Kiraboshi Financial Group, Inc........................  22,687    327,824
    Tokyo Ohka Kogyo Co., Ltd...................................  17,000    544,394
    Tokyo Printing Ink Manufacturing Co., Ltd...................   1,100     25,142
    Tokyo Radiator Manufacturing Co., Ltd.......................   4,000     32,284
    Tokyo Rakutenchi Co., Ltd...................................   1,300     58,848
#   Tokyo Rope Manufacturing Co., Ltd...........................  14,000    137,853
    Tokyo Sangyo Co., Ltd.......................................  14,200     65,582
    Tokyo Seimitsu Co., Ltd.....................................  19,700    572,227
    Tokyo Steel Manufacturing Co., Ltd..........................  32,500    278,324
    Tokyo Tatemono Co., Ltd.....................................  88,800  1,002,337
    Tokyo Tekko Co., Ltd........................................   7,900     87,443
#   Tokyo Theatres Co., Inc.....................................   5,100     61,010
    Tokyotokeiba Co., Ltd.......................................   8,300    242,156
    Tokyu Construction Co., Ltd.................................  67,930    487,831
    Tokyu Fudosan Holdings Corp................................. 243,582  1,374,252
    Tokyu Recreation Co., Ltd...................................   1,971     88,033

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Toli Corp...................................................  35,000 $   81,950
    Tomato Bank, Ltd............................................   6,200     59,483
    Tomen Devices Corp..........................................   2,100     45,023
    Tomoe Corp..................................................  20,300     65,526
#   Tomoe Engineering Co., Ltd..................................   6,200    136,526
    Tomoegawa Co., Ltd..........................................   3,400     31,340
    Tomoku Co., Ltd.............................................   8,000    127,309
    TOMONY Holdings, Inc........................................ 153,300    557,932
    Tomy Co., Ltd...............................................  82,000    879,259
    Tonami Holdings Co., Ltd....................................   4,600    252,773
    Topcon Corp.................................................  59,300    720,605
    Toppan Forms Co., Ltd.......................................  39,000    356,673
    Toppan Printing Co., Ltd....................................  48,300    783,960
    Topre Corp..................................................  30,200    566,498
    Topy Industries, Ltd........................................  12,400    286,963
    Toray Industries, Inc.......................................  61,600    421,533
    Torex Semiconductor, Ltd....................................   6,100     71,511
    Toridoll Holdings Corp......................................  12,600    282,203
    Torigoe Co., Ltd. (The).....................................   9,800     67,524
    Torii Pharmaceutical Co., Ltd...............................  13,000    258,409
    Torishima Pump Manufacturing Co., Ltd.......................  14,500    131,668
    Tosei Corp..................................................  26,900    223,710
    Toshiba Corp................................................   5,200    173,272
    Toshiba Machine Co., Ltd....................................  17,000    388,764
    Toshiba Plant Systems & Services Corp.......................   2,500     44,893
    Toshiba TEC Corp............................................  16,600    458,733
    Tosho Co., Ltd..............................................   7,100    182,440
    Tosho Printing Co., Ltd.....................................  15,000    131,191
    Tosoh Corp..................................................  90,500  1,459,189
    Totetsu Kogyo Co., Ltd......................................  15,970    468,917
    TOTO, Ltd...................................................   7,499    317,866
    Tottori Bank, Ltd. (The)....................................   5,400     68,562
    Toukei Computer Co., Ltd....................................   2,100     57,168
    Tow Co., Ltd................................................  11,700     76,351
    Towa Bank, Ltd. (The).......................................  43,100    276,461
    Towa Corp...................................................  18,000    149,783
    Towa Pharmaceutical Co., Ltd................................  18,000    443,218
    Toyo Construction Co., Ltd..................................  63,500    233,930
    Toyo Corp...................................................  17,700    144,373
    Toyo Denki Seizo K.K........................................   4,800     65,728
*   Toyo Engineering Corp.......................................  23,299    124,260
    Toyo Ink SC Holdings Co., Ltd...............................  22,800    546,316
    Toyo Kanetsu K.K............................................   8,500    162,094
    Toyo Machinery & Metal Co., Ltd.............................  12,000     67,464
    Toyo Securities Co., Ltd....................................  44,000     51,363
    Toyo Seikan Group Holdings, Ltd.............................  27,000    541,383
    Toyo Sugar Refining Co., Ltd................................     800      7,032
    Toyo Tanso Co., Ltd.........................................   8,600    170,680
    Toyo Tire Corp..............................................  82,700    967,460
    Toyo Wharf & Warehouse Co., Ltd.............................   3,700     49,634
    Toyobo Co., Ltd.............................................  77,200  1,007,329
    Toyoda Gosei Co., Ltd.......................................  47,000    978,409
    Toyota Boshoku Corp.........................................  17,000    251,195
    Toyota Industries Corp......................................   8,300    470,475
    Toyota Motor Corp., Sponsored ADR...........................  36,827  4,551,817
    Toyota Motor Corp...........................................  73,263  4,535,745
    Toyota Tsusho Corp..........................................  23,700    787,213
    TPR Co., Ltd................................................  20,900    411,990
    Trancom Co., Ltd............................................   6,400    372,265

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Trend Micro, Inc............................................   4,200 $  209,966
    Trinity Industrial Corp.....................................   1,800     11,328
    Trusco Nakayama Corp........................................  14,700    371,539
    Trust Tech, Inc.............................................   4,500    153,389
    TS Tech Co., Ltd............................................  34,400  1,033,120
    TSI Holdings Co., Ltd.......................................  43,705    271,793
    Tsubakimoto Chain Co........................................  22,800    849,863
    Tsubakimoto Kogyo Co., Ltd..................................   2,900     95,085
    Tsudakoma Corp..............................................   2,500     42,766
#   Tsugami Corp................................................  40,700    368,933
    Tsukada Global Holdings, Inc................................  11,700     63,926
    Tsukamoto Corp. Co., Ltd....................................     300      3,190
    Tsukishima Kikai Co., Ltd...................................  22,500    295,204
    Tsukuba Bank, Ltd........................................... 141,400    249,672
    Tsukui Corp.................................................  32,300    201,777
    Tsumura & Co................................................   8,000    246,009
    Tsuruha Holdings, Inc.......................................   2,200    187,497
    Tsurumi Manufacturing Co., Ltd..............................  12,300    220,451
    Tsutsumi Jewelry Co., Ltd...................................   4,900     79,861
    TV Asahi Holdings Corp......................................  13,100    231,185
    Tv Tokyo Holdings Corp......................................  12,400    261,362
    TYK Corp....................................................  14,700     48,853
#   UACJ Corp...................................................  29,007    586,743
    Ube Industries, Ltd.........................................  69,320  1,483,150
    Uchida Yoko Co., Ltd........................................   8,200    261,746
#   Uchiyama Holdings Co., Ltd..................................   2,300     10,068
    Ueki Corp...................................................   1,800     37,778
    Ulvac, Inc..................................................  29,200    983,642
    Umenohana Co., Ltd..........................................   1,100     26,191
    Uniden Holdings Corp........................................   5,400    119,251
    UNIMAT Retirement Community Co., Ltd........................   3,400     55,932
    Union Tool Co...............................................   3,200     88,349
    Unipres Corp................................................  36,600    565,633
    United Arrows, Ltd..........................................  11,000    347,456
    United Super Markets Holdings, Inc..........................  40,400    365,230
*   Unitika, Ltd................................................  41,100    163,048
    Universal Entertainment Corp................................   9,800    308,811
    Unizo Holdings Co., Ltd.....................................  16,900    299,606
    Urbanet Corp. Co., Ltd......................................  16,300     50,613
    Ushio, Inc..................................................  77,600    943,367
    USS Co., Ltd................................................  10,200    195,797
    UT Group Co., Ltd...........................................  11,700    337,454
    Utoc Corp...................................................   7,500     36,638
    V Technology Co., Ltd.......................................   2,600    349,500
    Valor Holdings Co., Ltd.....................................  27,900    680,602
    Valqua, Ltd.................................................  13,900    298,234
*   Vector, Inc.................................................  14,400    171,445
    Vertex Corp.................................................   4,660     45,241
#*  VIA Holdings, Inc...........................................   9,200     53,767
    Village Vanguard Co., Ltd...................................   2,700     22,961
#*  Visionary Holdings Co., Ltd.................................  74,600     43,859
#   Vital KSK Holdings, Inc.....................................  31,800    303,426
    VT Holdings Co., Ltd........................................  77,300    311,944
    Wacoal Holdings Corp........................................  29,800    735,997
    Wacom Co., Ltd..............................................  70,500    285,089
    Wakachiku Construction Co., Ltd.............................   9,500    122,155
    Wakita & Co., Ltd...........................................  28,500    299,370
    Warabeya Nichiyo Holdings Co., Ltd..........................  10,700    172,106
#   Watahan & Co., Ltd..........................................   5,700    122,171

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    WATAMI Co., Ltd.............................................   9,300 $  130,184
    Watts Co., Ltd..............................................   4,600     29,008
    Wavelock Holdings Co., Ltd..................................   5,600     40,755
    WDB Holdings Co., Ltd.......................................   4,000    118,838
    Weathernews, Inc............................................   2,800     85,042
    Welcia Holdings Co., Ltd....................................   7,600    299,575
    West Holdings Corp..........................................  15,900    211,403
    WIN-Partners Co., Ltd.......................................   6,800     74,351
    Wood One Co., Ltd...........................................   5,300     51,736
    World Holdings Co., Ltd.....................................   5,600     95,214
    Wowow, Inc..................................................   5,600    145,113
    Xebio Holdings Co., Ltd.....................................  21,000    221,084
#   YAC Holdings Co., Ltd.......................................   6,500     50,804
    Yachiyo Industry Co., Ltd...................................   5,900     40,079
    Yahagi Construction Co., Ltd................................  24,500    171,870
    Yaizu Suisankagaku Industry Co., Ltd........................   6,700     66,942
#   Yakuodo Co., Ltd............................................   5,200    127,348
    YAMABIKO Corp...............................................  22,700    224,529
#   Yamada Denki Co., Ltd....................................... 127,708    605,390
    Yamagata Bank, Ltd. (The)...................................  19,999    322,306
    Yamaguchi Financial Group, Inc..............................  99,400    735,431
    Yamaha Corp.................................................   1,700     88,268
    Yamaha Motor Co., Ltd.......................................  40,200    829,005
    Yamaichi Electronics Co., Ltd...............................  19,500    221,951
    Yamanashi Chuo Bank, Ltd. (The).............................  25,500    299,141
    Yamatane Corp...............................................   6,800     99,019
    Yamato Corp.................................................  10,100     47,318
    Yamato International, Inc...................................  10,900     40,876
    Yamato Kogyo Co., Ltd.......................................  22,500    624,712
    Yamaya Corp.................................................   2,600     50,078
    Yamazaki Baking Co., Ltd....................................  27,600    411,164
    Yamazen Corp................................................  32,300    339,847
    Yaoko Co., Ltd..............................................   8,900    423,544
    Yashima Denki Co., Ltd......................................  11,200     88,735
    Yaskawa Electric Corp.......................................  31,800  1,183,844
    Yasuda Logistics Corp.......................................  15,400    119,483
    Yasunaga Corp...............................................   6,200     98,043
    Yellow Hat, Ltd.............................................  27,000    341,667
    Yodogawa Steel Works, Ltd...................................  14,600    278,565
    Yokogawa Bridge Holdings Corp...............................  23,700    385,642
    Yokogawa Electric Corp......................................  26,400    552,844
    Yokohama Reito Co., Ltd.....................................  41,100    325,537
    Yokohama Rubber Co., Ltd. (The).............................  61,199  1,153,157
#   Yokowo Co., Ltd.............................................  11,600    185,651
    Yomeishu Seizo Co., Ltd.....................................   6,100    116,316
    Yomiuri Land Co., Ltd.......................................   3,000    118,398
    Yondenko Corp...............................................   2,400     57,012
    Yondoshi Holdings, Inc......................................   7,000    154,226
    Yorozu Corp.................................................  18,700    272,353
#   Yotai Refractories Co., Ltd.................................  12,200     57,364
#   Yuasa Funashoku Co., Ltd....................................   1,500     49,853
    Yuasa Trading Co., Ltd......................................  10,500    299,535
    Yuken Kogyo Co., Ltd........................................   2,300     36,007
#   Yume No Machi Souzou Iinkai Co., Ltd........................  11,800    177,035
#   Yumeshin Holdings Co., Ltd..................................  22,900    165,875
    Yurtec Corp.................................................  30,000    211,706
    Yushiro Chemical Industry Co., Ltd..........................   7,600     90,944
    Yutaka Giken Co., Ltd.......................................   1,200     19,873
    Zaoh Co., Ltd...............................................   3,100     37,416

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
JAPAN -- (Continued)
*   Zappallas, Inc..............................................   5,000 $     18,803
    Zenitaka Corp. (The)........................................   2,200      105,543
    Zenkoku Hosho Co., Ltd......................................   5,800      203,660
    Zenrin Co., Ltd.............................................  17,400      380,021
    Zensho Holdings Co., Ltd....................................  27,500      619,866
    Zeon Corp................................................... 103,000    1,011,715
    ZIGExN Co., Ltd.............................................  31,300      163,400
#   Zojirushi Corp..............................................  18,500      190,889
    ZOZO, Inc...................................................  14,100      250,465
    Zuiko Corp..................................................   3,200      103,311
    Zuken, Inc..................................................   7,900      108,671
                                                                         ------------
TOTAL JAPAN.....................................................          598,281,602
                                                                         ------------
NETHERLANDS -- (2.5%)
#   Aalberts NV.................................................  70,978    2,792,619
#   ABN AMRO Group NV...........................................  70,272    1,655,066
#   Accell Group NV.............................................  17,374      495,381
#   Aegon NV.................................................... 305,893    1,596,808
    Aegon NV....................................................   9,211       47,896
*   AFC Ajax NV.................................................      70        1,537
    Akzo Nobel NV...............................................  12,012    1,020,644
#*  Altice Europe NV............................................ 106,618      338,347
#   AMG Advanced Metallurgical Group NV.........................  29,662      901,815
    Amsterdam Commodities NV....................................  14,881      339,237
    APERAM SA...................................................  39,527    1,219,440
#   Arcadis NV..................................................  58,778    1,110,645
#   ArcelorMittal............................................... 128,986    2,817,067
    ASM International NV........................................  34,121    2,326,349
    ASML Holding NV.............................................   8,114    1,694,296
    ASR Nederland NV............................................  90,869    4,043,129
#   BE Semiconductor Industries NV..............................  51,270    1,476,862
#*  Beter Bed Holding NV........................................  11,513       56,455
    BinckBank NV................................................  56,076      397,920
#   Boskalis Westminster........................................  71,891    1,973,054
    Brunel International NV.....................................  13,105      212,657
*   Coca-Cola European Partners P.L.C...........................  14,081      753,146
    Corbion NV..................................................  54,929    1,757,172
    Flow Traders................................................  28,325      811,733
    ForFarmers NV...............................................  27,389      234,182
#*  Fugro NV....................................................  73,942      673,916
*   Heijmans NV.................................................  20,193      229,271
#   Heineken NV.................................................   6,899      745,832
    Hunter Douglas NV...........................................   3,157      223,035
    IMCD NV.....................................................  15,052    1,217,018
#   ING Groep NV, Sponsored ADR.................................  45,326      578,360
    ING Groep NV................................................ 229,723    2,931,271
    KAS Bank NV.................................................  13,273      185,685
    Kendrion NV.................................................  12,485      306,448
    Koninklijke Ahold Delhaize NV, Sponsored ADR................  30,197      727,440
    Koninklijke Ahold Delhaize NV............................... 159,702    3,849,071
    Koninklijke BAM Groep NV.................................... 203,018      991,422
#   Koninklijke DSM NV..........................................  19,491    2,229,218
    Koninklijke KPN NV.......................................... 354,163    1,088,468
    Koninklijke Philips NV......................................  38,171    1,641,353
#   Koninklijke Vopak NV........................................  28,325    1,264,797
    Nederland Apparatenfabriek..................................   3,190      178,016
    NN Group NV.................................................  57,270    2,499,242
*   OCI NV......................................................  20,131      584,682
    Ordina NV...................................................  92,413      197,856

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NETHERLANDS -- (Continued)
#   PostNL NV................................................... 265,481 $   688,644
    Randstad NV.................................................  31,102   1,778,761
#   SBM Offshore NV............................................. 149,587   2,775,798
#   Signify NV..................................................  91,784   2,754,386
    Sligro Food Group NV........................................  17,157     627,032
    TKH Group NV................................................  29,511   1,587,780
*   TomTom NV...................................................  77,282     668,021
    Van Lanschot Kempen NV......................................  10,798     281,178
    Wessanen....................................................  51,195     664,660
    Wolters Kluwer NV...........................................  51,007   3,560,160
                                                                         -----------
TOTAL NETHERLANDS...............................................          67,802,278
                                                                         -----------
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd............................................  84,233     946,914
    Air New Zealand, Ltd........................................ 408,488     731,512
    Arvida Group, Ltd...........................................  88,858      77,194
    Auckland International Airport, Ltd.........................  67,779     360,836
*   CBL Corp., Ltd..............................................  17,086       6,783
    Chorus, Ltd................................................. 297,359   1,190,113
    Chorus, Ltd., ADR...........................................     462       9,148
#   Comvita, Ltd................................................  10,651      29,589
    Contact Energy, Ltd.........................................  25,836     115,989
    EBOS Group, Ltd.............................................  34,545     494,215
    Fisher & Paykel Healthcare Corp., Ltd.......................   4,339      45,902
#   Fletcher Building, Ltd...................................... 132,263     455,688
    Fletcher Building, Ltd......................................   3,803      13,154
#   Fonterra Co-operative Group, Ltd............................  14,842      42,152
    Freightways, Ltd............................................  68,208     387,699
    Genesis Energy, Ltd.........................................  80,006     163,288
#   Gentrack Group, Ltd.........................................  19,890      73,057
    Hallenstein Glasson Holdings, Ltd...........................  22,785      75,037
    Heartland Group Holdings, Ltd............................... 305,032     316,201
    Infratil, Ltd...............................................  77,492     224,598
    Investore Property, Ltd.....................................  47,400      51,906
    Kathmandu Holdings, Ltd..................................... 104,139     163,528
    Mainfreight, Ltd............................................  32,642     763,353
    Metlifecare, Ltd............................................  96,041     317,352
#   Metro Performance Glass, Ltd................................  86,994      24,404
    New Zealand Refining Co., Ltd. (The)........................ 124,665     173,288
    NZME, Ltd...................................................  54,625      20,029
    NZX, Ltd.................................................... 133,236      89,845
    Oceania Healthcare, Ltd..................................... 107,523      76,912
    PGG Wrightson, Ltd..........................................  54,156      19,158
#   Port of Tauranga, Ltd.......................................  58,690     231,379
    Restaurant Brands New Zealand, Ltd..........................  10,787      61,321
    Ryman Healthcare, Ltd.......................................  18,234     148,075
    Sanford, Ltd................................................  26,521     120,860
    Scales Corp., Ltd...........................................  61,070     203,049
#   Skellerup Holdings, Ltd..................................... 107,331     156,972
    SKY Network Television, Ltd................................. 511,745     417,594
    SKYCITY Entertainment Group, Ltd............................ 306,621     835,576
    Spark New Zealand, Ltd...................................... 246,760     605,469
    Steel & Tube Holdings, Ltd.................................. 186,106     154,117
    Summerset Group Holdings, Ltd............................... 186,919     700,671
*   Synlait Milk, Ltd...........................................  20,345     143,723
    Tourism Holdings, Ltd.......................................  87,739     236,843
*   TOWER, Ltd.................................................. 124,179      64,616
    Trade Me Group, Ltd......................................... 205,374     882,456
    Trustpower, Ltd.............................................   8,621      39,997

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NEW ZEALAND -- (Continued)
#   Turners Automotive Group, Ltd...............................  16,478 $    26,430
#   Vector, Ltd.................................................  33,846      82,945
    Vista Group International, Ltd..............................  28,885      97,288
    Warehouse Group, Ltd. (The).................................  50,707      72,438
    Z Energy, Ltd............................................... 134,556     568,921
                                                                         -----------
TOTAL NEW ZEALAND...............................................          13,309,584
                                                                         -----------
NORWAY -- (1.0%)
    ABG Sundal Collier Holding ASA.............................. 280,285     139,857
#*  Adevinta ASA, Class A.......................................   1,854      18,700
*   Adevinta ASA, Class B.......................................   3,368      33,136
    AF Gruppen ASA..............................................   5,972     106,362
*   Akastor ASA................................................. 111,833     172,928
    Aker ASA, Class A...........................................   6,002     411,235
    Aker BP ASA.................................................   1,005      33,173
*   Aker Solutions ASA..........................................  86,645     444,834
    American Shipping Co. ASA...................................  39,390     155,993
*   Archer, Ltd................................................. 100,907      65,022
#   Atea ASA....................................................  46,433     663,771
    Austevoll Seafood ASA.......................................  59,941     698,305
*   Avance Gas Holding, Ltd.....................................  43,525     124,131
#*  Axactor SE..................................................  95,436     232,915
#   B2Holding ASA...............................................  64,307      99,514
    Bakkafrost P/F..............................................  10,338     530,994
    Bonheur ASA.................................................  15,871     254,733
    Borregaard ASA..............................................  45,748     464,431
#*  BW LPG, Ltd.................................................  68,078     313,403
*   BW Offshore, Ltd............................................  85,230     475,194
    DNB ASA.....................................................  66,519   1,279,107
    DNO ASA..................................................... 491,931   1,116,841
#*  DOF ASA.....................................................  93,396      51,311
    Entra ASA...................................................   2,209      32,063
    Equinor ASA................................................. 108,270   2,413,515
    Equinor ASA, Sponsored ADR..................................   7,412     164,472
    Europris ASA................................................ 128,681     402,128
*   FLEX LNG, Ltd...............................................  14,134     194,680
*   Frontline, Ltd..............................................  65,660     545,329
    Gjensidige Forsikring ASA...................................  10,181     197,979
    Golar LNG, Ltd..............................................   3,400      66,436
    Grieg Seafood ASA...........................................  30,694     354,617
*   Hexagon Composites ASA......................................  31,736     149,556
#   Hoegh LNG Holdings, Ltd.....................................  33,781     153,765
*   Kongsberg Automotive ASA.................................... 310,793     285,462
    Kongsberg Gruppen ASA.......................................   7,492     108,609
    Kvaerner ASA................................................ 180,852     251,756
    Leroy Seafood Group ASA.....................................  48,910     354,128
    Magnora ASA.................................................  11,522      10,696
    Mowi ASA....................................................  10,151     220,240
#*  NEL ASA..................................................... 408,584     343,349
#*  Nordic Semiconductor ASA....................................  45,431     216,501
    Norsk Hydro ASA............................................. 337,904   1,455,380
#   Norway Royal Salmon ASA.....................................  10,331     223,465
#*  Norwegian Air Shuttle ASA...................................  69,609     291,695
*   Norwegian Finans Holding ASA................................  28,542     235,180
    Norwegian Property ASA......................................  43,933      54,121
    Ocean Yield ASA.............................................  44,903     341,267
*   Odfjell Drilling, Ltd.......................................  72,329     250,812
    Odfjell SE, Class A.........................................  11,269      36,902
    Olav Thon Eiendomsselskap ASA...............................   4,655      85,757

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
NORWAY -- (Continued)
    Orkla ASA...................................................    19,888 $   156,092
*   Otello Corp. ASA............................................    93,693     161,606
*   Petroleum Geo-Services ASA..................................   244,109     541,873
*   Prosafe SE..................................................    38,453      72,487
#*  Protector Forsikring ASA....................................    29,521     200,410
*   Q-Free ASA..................................................    14,166      12,966
#*  REC Silicon ASA............................................. 4,456,370     360,925
    Salmar ASA..................................................    11,015     501,015
    Sbanken ASA.................................................    31,164     306,743
    Scatec Solar ASA............................................    62,433     593,054
#   Schibsted ASA, Class A......................................     1,854      48,705
#   Schibsted ASA, Class B......................................     3,368      80,573
    Selvaag Bolig ASA...........................................    31,208     177,176
#*  Solstad Offshore ASA........................................   188,617      29,793
    SpareBank 1 SR-Bank ASA.....................................    86,839   1,004,052
    Spectrum ASA................................................    14,457      93,492
    Stolt-Nielsen, Ltd..........................................    18,611     233,267
    Storebrand ASA..............................................   204,648   1,729,544
#   Subsea 7 SA.................................................    70,008     889,412
    TGS NOPEC Geophysical Co. ASA...............................    40,193   1,050,996
    Tomra Systems ASA...........................................    26,846     809,905
    Treasure ASA................................................    54,160      89,573
    Veidekke ASA................................................    35,465     396,845
#   Wallenius Wilhelmsen ASA....................................    32,962     117,054
    Wilh Wilhelmsen Holding ASA, Class A........................     9,394     169,778
#   XXL ASA.....................................................    25,779      78,688
    Yara International ASA......................................     4,230     191,255
                                                                           -----------
TOTAL NORWAY....................................................            27,423,029
                                                                           -----------
PORTUGAL -- (0.4%)
    Altri SGPS SA...............................................    51,633     404,818
*   Banco Comercial Portugues SA, Class R....................... 9,233,185   2,591,689
    CTT-Correios de Portugal SA.................................    85,041     241,154
    EDP Renovaveis SA...........................................   113,399   1,127,607
    Galp Energia SGPS SA........................................    78,751   1,320,360
    Jeronimo Martins SGPS SA....................................    12,685     206,747
#*  Mota-Engil SGPS SA..........................................    92,170     245,709
    Navigator Co. SA (The)......................................   110,848     490,145
    NOS SGPS SA.................................................   216,748   1,456,733
    Novabase SGPS SA............................................     3,851      10,813
    REN - Redes Energeticas Nacionais SGPS SA...................    90,787     259,867
    Semapa-Sociedade de Investimento e Gestao...................    21,850     358,503
    Sonae Capital SGPS SA.......................................    82,383      84,366
    Sonae SGPS SA...............................................   699,238     780,121
*   Teixeira Duarte SA..........................................    62,354      10,186
                                                                           -----------
TOTAL PORTUGAL..................................................             9,588,818
                                                                           -----------
SINGAPORE -- (1.0%)
    Accordia Golf Trust.........................................   555,600     247,321
    Amara Holdings, Ltd.........................................    90,000      33,081
    Ascendas India Trust........................................   201,700     192,807
    Avarga, Ltd.................................................   134,000      23,175
    Banyan Tree Holdings, Ltd...................................   139,800      58,618
    Bonvests Holdings, Ltd......................................    30,000      28,654
    Boustead Projects, Ltd......................................    26,174      18,083
    Boustead Singapore, Ltd.....................................   181,732     107,583
    BreadTalk Group, Ltd........................................   128,000      79,544
#   Bukit Sembawang Estates, Ltd................................   101,100     423,600

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SINGAPORE -- (Continued)
    Bund Center Investment, Ltd.................................    22,000 $    9,633
    CapitaLand, Ltd.............................................   395,001  1,026,455
    Centurion Corp., Ltd........................................   167,400     53,584
    China Aviation Oil Singapore Corp., Ltd.....................   218,100    220,229
#   China Sunsine Chemical Holdings, Ltd........................   148,100    126,594
#   Chip Eng Seng Corp., Ltd....................................   299,200    174,909
#   CITIC Envirotech, Ltd.......................................   689,800    202,797
    City Developments, Ltd......................................    61,700    406,120
#   Civmec, Ltd.................................................   140,800     37,259
    ComfortDelGro Corp., Ltd....................................   263,700    522,306
*   COSCO Shipping International Singapore Co., Ltd.............   195,200     51,078
    CSE Global, Ltd.............................................    68,200     26,336
    Dairy Farm International Holdings, Ltd......................     7,300     57,185
    DBS Group Holdings, Ltd.....................................     3,315     68,937
*   Del Monte Pacific, Ltd......................................   222,059     22,219
    Delfi, Ltd..................................................    22,300     22,169
    Delong Holdings, Ltd........................................    14,900     66,948
    Duty Free International, Ltd................................   126,400     18,054
*   Dyna-Mac Holdings, Ltd......................................   230,000     17,731
    Elec & Eltek International Co., Ltd.........................    14,000     19,284
#*  Ezion Holdings, Ltd......................................... 3,070,344     97,070
#*  Ezra Holdings, Ltd.......................................... 1,882,853     14,298
    Far East Orchard, Ltd.......................................   120,384    112,489
    First Resources, Ltd........................................   223,700    300,942
    Food Empire Holdings, Ltd...................................   115,500     46,274
    Fragrance Group, Ltd........................................   222,000     21,852
    Frasers Property, Ltd.......................................   193,800    265,208
    Frencken Group, Ltd.........................................   210,000    102,119
    Fu Yu Corp., Ltd............................................   518,400     82,013
*   Gallant Venture, Ltd........................................   254,500     23,898
    Genting Singapore, Ltd......................................   132,500     96,078
    Geo Energy Resources, Ltd...................................   373,800     48,137
    GL, Ltd.....................................................   264,200    154,457
    Golden Agri-Resources, Ltd.................................. 3,593,800    764,120
    Golden Energy & Resources, Ltd..............................    70,900     12,261
    Great Eastern Holdings, Ltd.................................     3,000     57,260
    GSH Corp., Ltd..............................................    32,600      6,721
#   GuocoLand, Ltd..............................................   184,833    265,099
    Halcyon Agri Corp., Ltd.....................................   145,408     55,590
    Hanwell Holdings, Ltd.......................................   237,300     45,424
#   Haw Par Corp., Ltd..........................................    61,500    655,798
    Hiap Hoe, Ltd...............................................    39,000     24,539
    Hi-P International, Ltd.....................................   148,500    159,778
    Ho Bee Land, Ltd............................................   154,900    290,545
    Hong Fok Corp., Ltd.........................................   229,480    149,572
*   Hong Leong Asia, Ltd........................................   219,600     90,463
    Hong Leong Finance, Ltd.....................................    40,800     83,430
    Hongkong Land Holdings, Ltd.................................    78,500    548,079
    Hotel Grand Central, Ltd....................................    67,060     67,821
    Hour Glass, Ltd. (The)......................................   135,400     78,127
    Hutchison Port Holdings Trust............................... 3,162,800    742,970
    Hwa Hong Corp., Ltd.........................................    21,000      4,778
*   Hyflux, Ltd.................................................   455,600     11,527
    Indofood Agri Resources, Ltd................................   619,900    127,724
    Japfa, Ltd..................................................   469,400    221,259
    Jardine Cycle & Carriage, Ltd...............................     6,644    173,610
    Keppel Corp., Ltd...........................................   201,000  1,001,664
#   Keppel Infrastructure Trust.................................   598,199    208,921
*   Keppel Telecommunications & Transportation, Ltd.............    81,500    114,451

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SINGAPORE -- (Continued)
    Koh Brothers Group, Ltd.....................................   175,000 $   31,615
    KSH Holdings, Ltd...........................................   112,625     43,934
    Lian Beng Group, Ltd........................................   252,000     97,270
    Low Keng Huat Singapore, Ltd................................    98,100     39,695
    Mandarin Oriental International, Ltd........................     5,600     10,811
    Metro Holdings, Ltd.........................................   393,700    298,302
#*  Midas Holdings, Ltd......................................... 1,120,000     29,645
*   mm2 Asia, Ltd...............................................    78,200     15,846
    Nera Telecommunications, Ltd................................    43,000      9,796
    NetLink NBN Trust...........................................   240,400    146,743
    NSL, Ltd....................................................    11,500      9,888
    Olam International, Ltd.....................................   207,700    302,241
#   OUE, Ltd....................................................   253,600    328,300
    Oversea-Chinese Banking Corp., Ltd..........................   127,960  1,139,899
    Overseas Education, Ltd.....................................    31,900      7,643
#   Oxley Holdings, Ltd.........................................   646,860    154,227
*   Pacc Offshore Services Holdings, Ltd........................   218,500     29,085
    Pan-United Corp., Ltd.......................................    58,750     13,810
    Penguin International, Ltd..................................   101,800     33,638
    Perennial Real Estate Holdings, Ltd.........................    21,100     10,316
    Q&M Dental Group Singapore, Ltd.............................   111,700     39,008
    QAF, Ltd....................................................   136,053     84,066
*   Raffles Education Corp., Ltd................................   646,646     43,809
    Raffles Medical Group, Ltd..................................    58,217     46,237
    RHT Health Trust............................................   492,300      6,512
    Riverstone Holdings, Ltd....................................    98,400     74,444
    SATS, Ltd...................................................   117,380    451,448
    Sembcorp Industries, Ltd....................................   656,000  1,282,903
*   Sembcorp Marine, Ltd........................................    41,800     52,548
    Sheng Siong Group, Ltd......................................   248,200    188,005
    SHS Holdings, Ltd...........................................   141,000     19,529
    SIA Engineering Co., Ltd....................................    23,800     43,780
    SIIC Environment Holdings, Ltd..............................   676,160    154,387
#   Sinarmas Land, Ltd..........................................   694,700    132,842
    Sing Holdings, Ltd..........................................    86,800     25,489
    Sing Investments & Finance, Ltd.............................    13,500     14,808
    Singapore Airlines, Ltd.....................................   256,100  1,824,797
    Singapore Exchange, Ltd.....................................    44,400    241,078
    Singapore Post, Ltd.........................................   495,200    378,558
#   Singapore Press Holdings, Ltd...............................   302,100    558,340
    Singapore Technologies Engineering, Ltd.....................    65,800    191,741
#*  Sino Grandness Food Industry Group, Ltd.....................   672,726     24,274
    Stamford Land Corp., Ltd....................................   275,700     99,243
#   StarHub, Ltd................................................   241,400    275,288
#   Sunningdale Tech, Ltd.......................................   117,600    115,983
#*  Swiber Holdings, Ltd........................................   189,500      2,842
*   Thomson Medical Group, Ltd..................................   711,600     39,278
*   Tiong Woon Corp. Holding, Ltd...............................    68,000     13,225
    Tuan Sing Holdings, Ltd.....................................   392,328    112,492
#   UMS Holdings, Ltd...........................................   259,062    139,322
#   United Engineers, Ltd.......................................   362,800    675,079
    United Industrial Corp., Ltd................................    91,184    212,376
    United Overseas Bank, Ltd...................................    74,282  1,521,182
    UOB-Kay Hian Holdings, Ltd..................................   116,710    109,073
    UOL Group, Ltd..............................................   208,387  1,163,061
    Valuetronics Holdings, Ltd..................................   188,200     94,794
    Venture Corp., Ltd..........................................    84,500  1,059,728
*   Vibrant Group, Ltd..........................................   171,233     17,231
    Wee Hur Holdings, Ltd.......................................   112,000     18,526

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SINGAPORE -- (Continued)
    Wilmar International, Ltd...................................   121,500 $   324,937
    Wing Tai Holdings, Ltd......................................   351,868     531,003
    Yangzijiang Shipbuilding Holdings Ltd.......................   315,300     364,547
    Yeo Hiap Seng, Ltd..........................................    10,159       7,364
*   Yongnam Holdings, Ltd.......................................   223,500      29,368
    Zhongmin Baihui Retail Group, Ltd...........................     7,900       4,124
                                                                           -----------
TOTAL SINGAPORE.................................................            27,250,032
                                                                           -----------
SPAIN -- (1.9%)
    Acciona SA..................................................    22,942   2,660,831
    Acerinox SA.................................................   123,252   1,283,725
    ACS Actividades de Construccion y Servicios SA..............    16,170     743,615
    Alantra Partners SA.........................................     1,451      25,215
    Almirall SA.................................................    22,286     359,639
    Amadeus IT Group SA.........................................    11,698     932,291
#*  Amper SA....................................................   490,630     146,962
    Applus Services SA..........................................    79,766   1,002,412
#   Atresmedia Corp. de Medios de Comunicacion SA...............    73,797     398,602
#   Banco Bilbao Vizcaya Argentaria SA..........................   365,856   2,224,715
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR...........    21,748     132,445
    Banco de Sabadell SA........................................   928,069   1,080,583
    Banco Santander SA.......................................... 1,159,792   5,879,419
#   Banco Santander SA, Sponsored ADR...........................   135,994     678,610
    Bankia SA...................................................   253,400     701,834
    Bankinter SA................................................    26,938     215,321
    Bolsas y Mercados Espanoles SHMSF SA........................    35,749   1,015,414
    CaixaBank SA................................................   146,010     465,408
    Cellnex Telecom SA..........................................    93,254   2,872,603
    Cia de Distribucion Integral Logista Holdings SA............    30,263     717,987
    CIE Automotive SA...........................................    27,553     770,033
    Construcciones y Auxiliar de Ferrocarriles SA...............     9,715     458,177
#*  Deoleo SA...................................................   380,056      23,950
#   Distribuidora Internacional de Alimentacion SA..............   295,564     205,924
*   Duro Felguera SA............................................   704,303       9,656
    Ebro Foods SA...............................................    31,003     654,418
*   eDreams ODIGEO SA...........................................    37,385     131,110
    Elecnor SA..................................................    14,326     189,993
    Enagas SA...................................................    95,610   2,727,308
    Ence Energia y Celulosa SA..................................   107,367     578,523
    Endesa SA...................................................    20,253     505,279
    Ercros SA...................................................    85,372     291,407
    Euskaltel SA................................................    66,514     624,993
    Faes Farma SA...............................................   159,280     731,020
    Ferrovial SA................................................     5,772     142,330
*   Fluidra SA..................................................    15,617     170,854
*   Fomento de Construcciones y Contratas SA....................    13,031     159,785
*   Global Dominion Access SA...................................    58,611     313,368
    Grifols SA..................................................    13,116     364,511
    Grupo Catalana Occidente SA.................................     9,037     341,086
*   Grupo Empresarial San Jose SA...............................     8,089      69,451
#*  Grupo Ezentis SA............................................    71,326      42,747
    Iberdrola S.A...............................................   318,386   2,893,295
    Iberpapel Gestion SA........................................     2,868      99,456
*   Indra Sistemas SA...........................................    71,750     846,189
    Laboratorios Farmaceuticos Rovi SA..........................       361       7,458
*   Liberbank SA................................................ 1,668,418     740,147
    Mapfre SA...................................................   370,264   1,112,342
    Mediaset Espana Comunicacion SA.............................    92,561     717,821
    Melia Hotels International SA...............................    55,532     550,421

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SPAIN -- (Continued)
    Miquel y Costas & Miquel SA.................................  15,637 $   277,462
    Naturgy Energy Group SA.....................................  31,276     890,375
#   Obrascon Huarte Lain SA..................................... 108,136     132,413
    Parques Reunidos Servicios Centrales SAU, Class C...........     921      14,330
*   Pharma Mar SA...............................................   7,705      18,250
#*  Promotora de Informaciones SA, Class A...................... 120,893     220,739
    Prosegur Cia de Seguridad SA................................ 142,922     743,704
*   Quabit Inmobiliaria SA......................................  58,536      80,656
*   Realia Business SA..........................................  69,253      73,840
    Red Electrica Corp. SA......................................  28,152     584,263
    Repsol SA, Sponsored ADR....................................   9,646     164,073
    Repsol SA................................................... 129,251   2,193,218
#   Sacyr S.A................................................... 354,805     871,073
    Siemens Gamesa Renewable Energy SA..........................  10,965     196,936
#*  Solaria Energia y Medio Ambiente SA.........................  45,965     268,394
*   Talgo SA....................................................  57,912     382,553
    Tecnicas Reunidas SA........................................   3,504     104,645
    Telefonica SA, Sponsored ADR................................  94,790     786,757
    Telefonica SA...............................................  82,112     684,598
#   Tubacex SA..................................................  60,771     188,902
    Unicaja Banco SA............................................  45,102      51,973
    Vidrala SA..................................................   7,636     717,006
    Viscofan SA.................................................  19,104   1,149,301
*   Vocento SA..................................................  22,927      35,998
    Zardoya Otis SA.............................................  91,505     739,601
                                                                         -----------
TOTAL SPAIN.....................................................          51,581,743
                                                                         -----------
SWEDEN -- (2.7%)
    AAK AB......................................................  43,746     711,034
*   AcadeMedia AB...............................................  17,222      98,001
    AddLife AB, Class B.........................................   4,530     121,523
    AddNode Group AB............................................   1,207      18,370
    AddTech AB, Class B.........................................  23,027     560,083
    AF POYRY AB, Class B........................................  47,361     883,569
#   Alfa Laval AB...............................................  12,261     284,598
    Alimak Group AB.............................................  16,955     284,393
*   Arise AB....................................................   1,403       2,981
    Arjo AB, Class B............................................ 135,649     503,560
    Assa Abloy AB, Class B......................................   3,012      64,389
    Atrium Ljungberg AB, Class B................................   9,569     156,188
#   Attendo AB..................................................  31,633     172,366
    Avanza Bank Holding AB......................................  47,670     381,817
    Axfood AB...................................................  19,709     361,770
    BE Group AB.................................................   6,863      30,652
    Beijer Alma AB..............................................  27,356     384,663
*   Beijer Electronics Group AB.................................  12,275      70,377
    Beijer Ref AB...............................................  16,704     353,352
    Bergman & Beving AB.........................................  21,978     234,561
    Betsson AB..................................................  91,942     697,910
    Bilia AB, Class A...........................................  81,311     697,806
#   BillerudKorsnas AB.......................................... 135,599   1,843,314
    BioGaia AB, Class B.........................................   9,899     480,206
    Biotage AB..................................................  25,366     344,231
    Bjorn Borg AB...............................................  12,600      37,565
    Boliden AB.................................................. 124,690   3,710,765
    Bonava AB...................................................   1,161      14,696
    Bonava AB, Class B..........................................  58,338     742,907
    Bravida Holding AB..........................................  29,099     254,865
    Bufab AB....................................................  26,602     301,669

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
#   Bulten AB...................................................  17,151 $  145,025
    Bure Equity AB..............................................  44,414    825,697
#*  Byggmax Group AB............................................  49,001    218,977
    Catena AB...................................................   6,094    156,846
#*  Cavotec SA..................................................  14,187     17,608
#   Clas Ohlson AB, Class B.....................................  20,561    170,813
    Cloetta AB, Class B......................................... 181,459    554,226
*   Collector AB................................................  15,782     88,153
    Concentric AB...............................................  24,609    394,610
    Dios Fastigheter AB.........................................  28,855    205,416
#   Dometic Group AB............................................ 180,417  1,648,246
*   Doro AB.....................................................  12,612     50,397
    Duni AB.....................................................  21,783    268,931
    Dustin Group AB.............................................  47,362    424,511
    Eastnine AB.................................................  14,309    163,267
    Elanders AB, Class B........................................   8,383     78,984
    Electrolux AB, Series B.....................................  23,576    577,808
    Elekta AB, Class B..........................................  21,378    253,564
#*  Eltel AB....................................................  39,179     78,180
*   Enea AB.....................................................  11,029    177,849
    Essity AB, Class A..........................................   1,404     41,546
    Essity AB, Class B..........................................  23,449    695,284
    Fabege AB...................................................  15,604    216,735
*   Fastighets AB Balder, Class B...............................   5,442    172,146
#*  Fingerprint Cards AB, Class B............................... 225,078    331,011
    Getinge AB, Class B......................................... 148,870  2,097,458
    Granges AB..................................................  69,395    753,454
    Gunnebo AB..................................................  63,741    168,901
    Haldex AB...................................................  23,425    180,111
    Hemfosa Fastigheter AB......................................  38,721    320,431
#   Hennes & Mauritz AB, Class B................................   7,372    128,634
    Hexagon AB, Class B.........................................   8,299    453,393
    Hexpol AB...................................................  39,391    307,684
    Hiq International AB........................................  27,512      9,705
    HIQ International AB........................................  27,512    154,753
#   Hoist Finance AB............................................  46,608    212,105
    Holmen AB, Class B..........................................  66,453  1,397,507
    Hufvudstaden AB, Class A....................................   4,223     70,369
    Humana AB...................................................  10,027     63,432
    Husqvarna AB, Class A.......................................  12,339    113,496
#   Husqvarna AB, Class B....................................... 100,708    919,502
    ICA Gruppen AB..............................................  19,902    720,144
    Indutrade AB................................................  30,423    930,175
#*  International Petroleum Corp................................  65,905    343,373
#   Intrum AB...................................................  40,292  1,026,009
    Inwido AB...................................................  84,242    556,087
#   ITAB Shop Concept AB, Class B...............................   3,909      9,609
    JM AB.......................................................  57,667  1,098,455
    KappAhl AB..................................................  48,966     89,565
    Kindred Group P.L.C......................................... 109,207    953,676
    Klovern AB, Class B......................................... 175,014    236,865
    KNOW IT AB..................................................  16,939    399,163
    Kungsleden AB...............................................  42,857    325,633
    Lagercrantz Group AB, Class B...............................  29,712    361,937
    Lifco AB, Class B...........................................   2,120    100,978
    Lindab International AB.....................................  60,760    685,371
    Loomis AB, Class B..........................................  41,318  1,528,653
    Lundin Petroleum AB.........................................   7,830    254,993
#*  Medivir AB, Class B.........................................  20,006     37,055

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
    Mekonomen AB................................................  31,574 $  230,719
    Millicom International Cellular SA..........................  19,378  1,133,458
    Momentum Group AB, Class B..................................  18,706    193,413
#*  MQ Holding AB............................................... 114,471     51,521
    Mycronic AB.................................................  36,320    509,916
#*  Net Insight AB, Class B..................................... 156,574     34,310
    NetEnt AB...................................................  97,968    311,359
    New Wave Group AB, Class B..................................  41,108    296,044
    Nibe Industrier AB, Class B.................................  64,062    861,306
    Nobia AB.................................................... 114,550    719,826
    Nobina AB...................................................  89,910    577,283
    Nolato AB, Class B..........................................  15,580    723,100
    Nordea Bank Abp............................................. 212,648  1,672,976
    Nordic Waterproofing Holding A.S............................   2,121     20,479
*   Nyfosa AB...................................................  38,721    230,541
    OEM International AB, Class B...............................   3,022     68,340
    Opus Group AB............................................... 197,053    103,756
    Oriflame Holding AG.........................................  20,411    421,002
    Pandox AB...................................................  39,181    672,341
    Peab AB..................................................... 132,508  1,212,048
    Platzer Fastigheter Holding AB, Class B.....................   8,266     67,409
    Pricer AB, Class B.......................................... 107,548    139,237
    Proact IT Group AB..........................................   7,134    190,176
*   Qliro Group AB..............................................  73,546     95,262
    Ratos AB, Class B........................................... 188,285    427,718
#*  RaySearch Laboratories AB...................................  13,042    165,736
*   Recipharm AB, Class B.......................................  35,664    510,191
#   Resurs Holding AB...........................................  45,505    281,696
    Rottneros AB................................................  89,739    136,411
#   Saab AB, Class B............................................  16,831    554,074
    Sagax AB, Class B...........................................   7,639    134,595
#   Sandvik AB..................................................  46,043    852,642
*   SAS AB...................................................... 236,758    431,807
    Scandi Standard AB..........................................  48,812    334,693
    Scandic Hotels Group AB.....................................  61,751    574,847
    Sectra AB, Class B..........................................   8,988    304,595
#   Securitas AB, Class B.......................................  38,142    666,971
    Semcon AB...................................................  16,561    100,991
*   Sensys Gatso Group AB....................................... 376,154     63,398
    Skandinaviska Enskilda Banken AB, Class A................... 152,336  1,454,443
#   Skandinaviska Enskilda Banken AB, Class C...................   2,822     27,327
    Skanska AB, Class B.........................................  14,180    246,933
    SKF AB, Class A.............................................   2,752     50,924
    SKF AB, Class B.............................................  39,301    729,504
    SkiStar AB..................................................  39,896    482,472
    SSAB AB, Class B, Share..................................... 112,074    364,684
    SSAB AB, Class A............................................  19,797     74,721
    SSAB AB, Class A............................................  77,242    291,824
    SSAB AB, Class B............................................ 152,490    491,754
#   Svenska Cellulosa AB SCA, Class A...........................   3,424     33,446
    Svenska Cellulosa AB SCA, Class B........................... 101,964    890,130
#   Svenska Handelsbanken AB, Class A........................... 120,293  1,313,971
    Svenska Handelsbanken AB, Class B...........................   4,398     47,812
    Sweco AB, Class B...........................................  15,545    396,754
    Swedbank AB, Class A........................................  81,073  1,324,669
    Swedish Match AB............................................  10,042    489,644
    Systemair AB................................................   9,336    113,058
    Tele2 AB, Class B........................................... 123,240  1,646,431
    Telefonaktiebolaget LM Ericsson, Class A....................   2,150     21,385

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWEDEN -- (Continued)
    Telefonaktiebolaget LM Ericsson, Class B.................... 108,060 $ 1,068,948
    Telia Co. AB................................................ 328,969   1,401,581
    Thule Group AB..............................................  44,674   1,040,721
    Trelleborg AB, Class B......................................  47,875     791,794
    VBG Group AB, Class B.......................................   3,664      60,103
*   Victoria Park AB, Class B...................................   2,771      10,856
    Vitrolife AB................................................  26,460     557,053
    Volvo AB, Class A...........................................  13,728     219,793
    Volvo AB, Class B...........................................  65,580   1,051,013
    Wallenstam AB, Class B......................................  10,991     105,773
#   Wihlborgs Fastigheter AB....................................  31,822     423,380
                                                                         -----------
TOTAL SWEDEN....................................................          73,067,775
                                                                         -----------
SWITZERLAND -- (5.8%)
    ABB, Ltd., Sponsored ADR....................................  16,820     347,501
    ABB, Ltd.................................................... 130,956   2,693,596
    Adecco Group AG.............................................  92,364   5,306,587
*   Alcon, Inc..................................................  14,653     852,805
*   Alcon, Inc..................................................  10,556     607,906
    Allreal Holding AG..........................................  17,467   2,787,259
*   Alpiq Holding AG............................................   1,571     108,911
    ALSO Holding AG.............................................   5,212     654,053
#   ams AG......................................................   2,059      86,915
    APG SGA SA..................................................     783     224,160
    Arbonia AG..................................................  37,885     409,071
*   Aryzta AG................................................... 662,877     991,193
#   Ascom Holding AG............................................  24,492     334,172
#   Autoneum Holding AG.........................................   2,766     366,213
    Bachem Holding AG, Class B..................................     510      65,145
#   Baloise Holding AG..........................................  23,966   4,108,762
    Banque Cantonale de Geneve..................................   1,296     255,737
    Banque Cantonale Vaudoise...................................   1,526   1,204,890
    Barry Callebaut AG..........................................     435     797,592
    Belimo Holding AG...........................................     180     945,646
    Bell Food Group AG..........................................   1,788     514,996
    Bellevue Group AG...........................................   8,684     171,578
    Berner Kantonalbank AG......................................   3,611     843,812
#   BFW Liegenschaften AG.......................................   1,001      42,542
    BKW AG......................................................   3,888     247,890
#   Bobst Group SA..............................................   8,860     636,014
    Bossard Holding AG, Class A.................................   6,400   1,043,559
    Bucher Industries AG........................................   6,978   2,366,946
    Burckhardt Compression Holding AG...........................   1,152     347,729
    Burkhalter Holding AG.......................................   2,283     175,588
    Calida Holding AG...........................................   3,845     119,237
    Carlo Gavazzi Holding AG....................................     252      64,913
    Cembra Money Bank AG........................................  19,956   1,853,342
    Cham Group AG...............................................      43      17,589
    Chocoladefabriken Lindt & Spruengli AG......................       3     227,572
    Cicor Technologies, Ltd.....................................   1,621      94,565
    Cie Financiere Richemont SA.................................  34,860   2,548,348
    Cie Financiere Tradition SA.................................   1,253     133,089
    Clariant AG................................................. 158,712   3,265,408
    Coltene Holding AG..........................................   2,712     267,355
    Conzzeta AG.................................................   1,192   1,027,935
    Credit Suisse Group AG...................................... 147,392   1,960,150
    Credit Suisse Group AG, Sponsored ADR.......................  16,869     224,352
    Daetwyler Holding AG........................................   4,169     646,443
    DKSH Holding AG.............................................  17,444   1,071,225

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWITZERLAND -- (Continued)
    dormakaba Holding AG........................................   1,607 $ 1,213,914
*   Dottikon Es Holding AG......................................      27      11,763
    Dufry AG....................................................  19,140   1,873,254
#   EFG International AG........................................ 129,191     971,228
    Emmi AG.....................................................   1,664   1,468,062
    EMS-Chemie Holding AG.......................................     615     372,437
    Energiedienst Holding AG....................................   1,651      49,733
#*  Evolva Holding SA........................................... 525,696     119,094
#   Feintool International Holding AG...........................   1,967     142,057
#   Flughafen Zurich AG.........................................  16,575   2,732,363
    Forbo Holding AG............................................     464     745,445
#*  GAM Holding AG.............................................. 135,264     561,078
    Geberit AG..................................................   2,030     851,197
    Georg Fischer AG............................................   3,548   3,450,684
    Givaudan SA.................................................     592   1,532,868
    Gurit Holding AG............................................     392     422,934
    Helvetia Holding AG.........................................   7,972   5,065,998
    Hiag Immobilien Holding AG..................................   1,342     171,976
#*  HOCHDORF Holding AG.........................................     837     113,170
    Huber & Suhner AG...........................................  11,819     945,134
#   Implenia AG.................................................  13,658     429,864
#   Inficon Holding AG..........................................   1,126     633,111
    Interroll Holding AG........................................     407     888,158
    Intershop Holding AG........................................     427     209,248
    Investis Holding SA.........................................     643      42,130
#   Julius Baer Group, Ltd......................................  57,138   2,760,044
    Jungfraubahn Holding AG.....................................   1,023     145,208
    Kardex AG...................................................   5,484     852,312
#   Komax Holding AG............................................   2,903     666,470
#   Kudelski SA.................................................  29,355     186,841
#   Kuehne + Nagel International AG.............................   2,059     299,285
    LafargeHolcim, Ltd..........................................   8,151     418,451
    LafargeHolcim, Ltd..........................................  28,089   1,448,007
*   Lastminute.com NV...........................................   2,648      55,040
    LEM Holding SA..............................................     284     388,619
    Liechtensteinische Landesbank AG............................  10,500     716,188
    Logitech International SA...................................  22,741     891,128
    Logitech International SA...................................  29,864   1,156,334
    Lonza Group AG..............................................   5,579   1,722,958
    Luzerner Kantonalbank AG....................................   2,367   1,103,029
*   MCH Group AG................................................     200       3,467
#*  Meier Tobler Group AG.......................................   2,683      47,168
    Metall Zug AG...............................................     156     410,769
#*  Meyer Burger Technology AG.................................. 138,380      95,208
    Mikron Holding AG...........................................   4,766      37,203
    Mobilezone Holding AG.......................................  18,548     169,078
    Mobimo Holding AG...........................................   5,160   1,189,843
    Nestle SA................................................... 110,012  10,591,692
    Novartis AG, Sponsored ADR..................................  73,269   6,024,910
    Novartis AG.................................................  52,784   4,325,124
    OC Oerlikon Corp. AG........................................ 184,029   2,405,095
*   Orascom Development Holding AG..............................  10,410     168,584
#   Orell Fuessli Holding AG....................................     184      17,523
    Orior AG....................................................   4,080     311,343
    Panalpina Welttransport Holding AG..........................   6,375   1,366,638
    Partners Group Holding AG...................................   1,784   1,345,608
    Phoenix Mecano AG...........................................     491     229,640
#   Plazza AG, Class A..........................................     757     185,814
    PSP Swiss Property AG.......................................   9,380     957,115

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
SWITZERLAND -- (Continued)
    Rieter Holding AG...........................................   2,697 $    389,831
    Romande Energie Holding SA..................................      87      102,430
#   Schaffner Holding AG........................................     381       88,382
    Schindler Holding AG........................................     763      162,217
*   Schmolz + Bickenbach AG..................................... 449,892      207,345
    Schweiter Technologies AG...................................     894      869,010
    SFS Group AG................................................  10,692      987,510
    SGS SA......................................................     229      604,228
    Siegfried Holding AG........................................   3,194    1,211,840
    Sika AG.....................................................  19,620    3,006,216
    Sonova Holding AG...........................................   5,419    1,094,541
    St Galler Kantonalbank AG...................................   2,152      974,108
    Straumann Holding AG........................................   2,325    1,878,996
    Sulzer AG...................................................  12,532    1,322,446
#   Sunrise Communications Group AG.............................  29,366    1,949,964
    Swatch Group AG (The).......................................   5,498    1,677,928
    Swatch Group AG (The).......................................   7,646      448,657
    Swiss Life Holding AG.......................................   6,834    3,212,857
    Swiss Prime Site AG.........................................  36,701    2,947,249
    Swiss Re AG.................................................  24,776    2,385,379
    Swisscom AG.................................................   5,467    2,547,372
    Swissquote Group Holding SA.................................   7,210      282,421
    Tamedia AG..................................................   2,036      215,652
    Tecan Group AG..............................................   1,180      266,386
    Temenos AG..................................................  15,719    2,614,819
    Thurgauer Kantonalbank......................................     690       73,443
#   Tornos Holding AG...........................................   5,138       40,349
#   u-blox Holding AG...........................................   5,295      444,402
    UBS Group AG................................................ 135,426    1,815,989
*   UBS Group AG................................................ 156,997    2,110,040
    Valiant Holding AG..........................................  12,334    1,383,153
#   Valora Holding AG...........................................   3,136      798,212
    VAT Group AG................................................   4,442      552,095
    Vaudoise Assurances Holding SA..............................     990      496,537
    Vetropack Holding AG........................................     192      418,160
#   Vifor Pharma AG.............................................   7,633      996,786
*   Von Roll Holding AG.........................................   8,846       11,042
    Vontobel Holding AG.........................................  22,978    1,355,010
    VP Bank AG..................................................   3,148      458,750
    VZ Holding AG...............................................   1,013      247,143
    Walliser Kantonalbank.......................................   1,247      144,360
#   Ypsomed Holding AG..........................................   1,711      224,093
    Zehnder Group AG............................................   9,201      316,747
    Zug Estates Holding AG, Class B.............................     166      295,780
    Zuger Kantonalbank AG.......................................      51      310,591
    Zurich Insurance Group AG...................................  14,600    4,654,009
                                                                         ------------
TOTAL SWITZERLAND...............................................          159,363,402
                                                                         ------------
UNITED KINGDOM -- (15.0%)
    3i Group P.L.C.............................................. 270,091    3,779,227
    4imprint Group P.L.C........................................   1,592       55,612
    888 Holdings P.L.C.......................................... 181,616      342,556
    A.G. Barr P.L.C.............................................  82,093      911,450
    AA P.L.C.................................................... 199,306      192,960
*   Acacia Mining P.L.C......................................... 179,561      344,071
    Admiral Group P.L.C.........................................  25,512      734,855
    Aggreko P.L.C............................................... 182,730    2,037,121
    Anglo American P.L.C........................................ 296,123    7,684,303
    Anglo Pacific Group P.L.C...................................  95,643      266,269

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
    Anglo-Eastern Plantations P.L.C.............................     5,452 $    37,504
    Antofagasta P.L.C...........................................    54,524     648,169
    Arrow Global Group P.L.C....................................   162,912     409,632
    Ashmore Group P.L.C.........................................   145,839     875,034
    Ashtead Group P.L.C.........................................    97,961   2,720,106
    Associated British Foods P.L.C..............................    25,818     862,382
    Auto Trader Group P.L.C.....................................   447,006   3,304,430
    AVEVA Group P.L.C...........................................    10,093     440,998
    Aviva P.L.C.................................................   758,044   4,257,270
    Avon Rubber P.L.C...........................................    13,939     268,204
    B&M European Value Retail SA................................   246,753   1,272,079
    Babcock International Group P.L.C...........................   368,806   2,531,724
    BAE Systems P.L.C...........................................   200,216   1,286,844
    Balfour Beatty P.L.C........................................   118,530     389,100
    Banco Esprito Santa S.A.....................................    33,082     838,596
    Bank of Georgia Group P.L.C.................................    35,983     807,604
    Barclays P.L.C., Sponsored ADR..............................   259,966   2,225,309
    Barclays P.L.C..............................................   257,747     553,126
    Barratt Developments P.L.C..................................   259,550   2,041,839
    BBA Aviation P.L.C..........................................   572,681   2,035,091
    Beazley P.L.C...............................................   159,471   1,201,635
    Bellway P.L.C...............................................    95,382   3,873,218
    Berkeley Group Holdings P.L.C...............................    51,343   2,518,714
    BHP Group P.L.C., ADR.......................................    83,946   3,956,375
    BHP Group P.L.C.............................................     3,376      79,689
    Bloomsbury Publishing P.L.C.................................    33,383     103,431
    Bodycote P.L.C..............................................   137,495   1,540,399
    Bovis Homes Group P.L.C.....................................   103,503   1,500,664
    BP P.L.C., Sponsored ADR....................................   244,019  10,670,958
    BP P.L.C....................................................   314,595   2,287,640
    Braemar Shipping Services P.L.C.............................    15,684      39,349
    Brewin Dolphin Holdings P.L.C...............................   241,191   1,031,807
    British American Tobacco P.L.C..............................   165,283   6,470,651
    Britvic P.L.C...............................................   136,817   1,633,311
    BT Group P.L.C..............................................   600,516   1,791,948
*   BTG P.L.C...................................................    52,028     567,220
    Bunzl P.L.C.................................................    25,249     761,537
    Burberry Group P.L.C........................................    26,801     706,394
*   Cairn Energy P.L.C..........................................   671,918   1,499,099
*   Capita P.L.C................................................    79,885     133,170
    Capital & Counties Properties P.L.C.........................   161,929     512,029
*   Carclo P.L.C................................................    23,934       7,402
    Card Factory P.L.C..........................................   211,874     567,015
    CareTech Holdings P.L.C.....................................    28,977     126,153
    Carnival P.L.C..............................................     4,660     247,048
#   Carnival P.L.C., ADR........................................     4,899     264,644
    Carr's Group P.L.C..........................................    10,633      20,336
    Castings P.L.C..............................................     9,986      46,820
    Centamin P.L.C.............................................. 1,035,350   1,198,845
    Centaur Media P.L.C.........................................    24,139      16,394
    Centrica P.L.C..............................................   369,046     513,036
    Chemring Group P.L.C........................................   212,059     425,501
    Chesnara P.L.C..............................................    61,619     295,005
    Cineworld Group P.L.C.......................................   605,212   2,511,449
#*  Circassia Pharmaceuticals P.L.C.............................    36,010      14,872
    Clarkson P.L.C..............................................    14,458     489,727
    Close Brothers Group P.L.C..................................   115,762   2,347,060
    CLS Holdings P.L.C..........................................    51,811     162,731
    CMC Markets P.L.C...........................................    91,464      93,467

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
*   Cobham P.L.C................................................ 1,065,522 $1,606,567
    Coca-Cola HBC AG............................................    38,901  1,393,250
    Computacenter P.L.C.........................................    61,493    968,995
    Connect Group P.L.C.........................................    58,525     29,431
    Consort Medical P.L.C.......................................    20,452    246,423
    Costain Group P.L.C.........................................    92,740    389,056
*   Countrywide P.L.C...........................................   159,900     13,553
    Cranswick P.L.C.............................................    29,725  1,124,770
    Crest Nicholson Holdings P.L.C..............................   249,719  1,255,270
    Croda International P.L.C...................................    20,197  1,368,091
    CYBG P.L.C..................................................   394,649  1,047,178
    Daejan Holdings P.L.C.......................................     1,943    147,128
    Daily Mail & General Trust P.L.C............................    34,229    293,612
    Dart Group P.L.C............................................     1,732     21,067
    DCC P.L.C...................................................    17,872  1,599,728
    De La Rue P.L.C.............................................    33,691    194,072
#   Debenhams P.L.C............................................. 2,335,023     55,721
    Devro P.L.C.................................................   164,604    426,917
    DFS Furniture P.L.C.........................................    47,136    154,635
    Diageo P.L.C., Sponsored ADR................................     2,940    495,802
*   Dialight P.L.C..............................................    11,223     72,044
    Dignity P.L.C...............................................    42,517    395,182
    Diploma P.L.C...............................................    90,419  1,890,898
    Direct Line Insurance Group P.L.C...........................   740,527  3,186,525
    DiscoverIE Group P.L.C......................................    24,274    134,838
    Dixons Carphone P.L.C.......................................   923,011  1,749,858
#   Domino's Pizza Group P.L.C..................................   283,175    990,345
    Drax Group P.L.C............................................   372,424  1,658,687
    DS Smith P.L.C..............................................   444,057  2,074,036
    Dunelm Group P.L.C..........................................    58,420    651,936
    easyJet P.L.C...............................................    37,817    573,000
*   EI Group P.L.C..............................................   513,543  1,424,379
    Electrocomponents P.L.C.....................................   293,057  2,471,154
    Elementis P.L.C.............................................   306,518    651,628
*   EnQuest P.L.C............................................... 1,475,572    411,558
    Entertainment One, Ltd......................................   167,342  1,042,299
    Equiniti Group P.L.C........................................   121,556    340,727
    Essentra P.L.C..............................................   164,284    906,036
    Euromoney Institutional Investor P.L.C......................    21,841    350,202
    Evraz P.L.C.................................................   128,908  1,058,536
    Experian P.L.C..............................................    52,061  1,515,439
    FDM Group Holdings P.L.C....................................     8,532    108,938
    Ferguson P.L.C..............................................    13,813    982,988
    Ferrexpo P.L.C..............................................   296,611    803,507
*   Findel P.L.C................................................    41,980     94,291
*   Firstgroup P.L.C............................................ 1,479,014  2,133,974
*   Foxtons Group P.L.C.........................................   154,604    136,019
    Fresnillo P.L.C.............................................       219      2,145
    Fuller Smith & Turner P.L.C., Class A.......................     7,612    114,481
    G4S P.L.C...................................................   320,483    905,784
    Galliford Try P.L.C.........................................   103,526    733,847
    Games Workshop Group P.L.C..................................    18,463  1,003,008
*   Gem Diamonds, Ltd...........................................   267,121    313,732
*   Genel Energy P.L.C..........................................    80,138    241,091
    Genus P.L.C.................................................    13,822    435,254
*   Georgia Capital P.L.C.......................................    24,268    320,203
    Glencore P.L.C.............................................. 1,539,187  6,106,815
    Go-Ahead Group P.L.C. (The).................................    44,581  1,128,799
    Gocompare.Com Group P.L.C...................................    94,361    108,393

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
UNITED KINGDOM -- (Continued)
    Grafton Group P.L.C......................................... 109,953 $ 1,267,260
    Grainger P.L.C.............................................. 348,325   1,145,520
    Greencore Group P.L.C....................................... 443,108   1,329,288
    Greene King P.L.C........................................... 305,841   2,561,385
    Greggs P.L.C................................................ 104,571   2,455,835
*   Gulf Keystone Petroleum, Ltd................................ 199,133     660,437
*   Gulf Marine Services P.L.C..................................  55,878       8,940
    GVC Holdings P.L.C.......................................... 177,707   1,516,454
    Halfords Group P.L.C........................................ 190,403     580,850
    Halma P.L.C................................................. 120,819   2,842,830
    Hargreaves Lansdown P.L.C...................................  31,344     925,867
    Hastings Group Holdings P.L.C............................... 186,321     464,372
    Hays P.L.C.................................................. 831,499   1,648,425
    Headlam Group P.L.C.........................................  39,397     220,672
    Helical P.L.C............................................... 186,710     839,179
    Henry Boot P.L.C............................................  24,543      89,851
    Highland Gold Mining, Ltd...................................  12,078      25,876
    Hikma Pharmaceuticals P.L.C.................................  28,079     647,950
    Hill & Smith Holdings P.L.C.................................  67,054   1,115,690
    Hilton Food Group P.L.C.....................................   6,128      81,340
    Hiscox, Ltd.................................................  94,298   2,062,557
    Hochschild Mining P.L.C..................................... 247,271     601,419
    HomeServe P.L.C............................................. 146,450   2,075,669
    Howden Joinery Group P.L.C.................................. 314,734   2,090,114
    HSBC Holdings P.L.C......................................... 160,618   1,399,459
    HSBC Holdings P.L.C., Sponsored ADR......................... 303,186  13,209,814
    Hunting P.L.C............................................... 127,774     981,976
    Huntsworth P.L.C............................................  68,679      79,889
    Ibstock P.L.C............................................... 310,401   1,057,945
    IG Group Holdings P.L.C..................................... 185,355   1,233,018
    IMI P.L.C................................................... 164,140   2,254,231
    Imperial Brands P.L.C.......................................   8,885     282,705
    Inchcape P.L.C.............................................. 313,757   2,518,970
*   Indivior P.L.C.............................................. 156,209      78,037
    Informa P.L.C...............................................  67,233     683,627
    Inmarsat P.L.C.............................................. 106,125     756,547
#   InterContinental Hotels Group P.L.C., ADR...................   4,801     317,377
    InterContinental Hotels Group P.L.C.........................   7,890     511,067
    Intermediate Capital Group P.L.C............................  66,794   1,032,198
    International Consolidated Airlines Group SA................  96,420     681,367
    International Personal Finance P.L.C........................ 182,194     434,072
#   Interserve P.L.C............................................ 462,402      36,178
    Intertek Group P.L.C........................................  23,108   1,616,261
    Investec P.L.C.............................................. 340,685   2,162,159
*   IP Group P.L.C.............................................. 285,880     373,192
    ITE Group P.L.C............................................. 444,010     421,639
    ITV P.L.C................................................... 234,522     418,770
    IWG P.L.C................................................... 390,069   1,732,179
    J D Wetherspoon P.L.C.......................................  70,915   1,265,784
    J Sainsbury P.L.C........................................... 365,758   1,062,613
    James Fisher & Sons P.L.C...................................  32,870     847,185
    JD Sports Fashion P.L.C..................................... 236,804   1,946,573
    John Laing Group P.L.C...................................... 119,623     600,586
    John Menzies P.L.C..........................................  70,679     451,852
    John Wood Group P.L.C....................................... 510,693   3,130,932
    Johnson Matthey P.L.C.......................................  22,833     996,076
*   JPJ Group P.L.C.............................................  25,675     238,640
    Jupiter Fund Management P.L.C............................... 218,507   1,072,289
    Just Group P.L.C............................................ 524,420     468,474

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    KAZ Minerals P.L.C..........................................   194,533 $1,649,524
    KCOM Group P.L.C............................................   381,226    486,514
    Keller Group P.L.C..........................................    65,307    599,634
    Kier Group P.L.C............................................    97,630    479,213
    Kin & Carta P.L.C...........................................   147,166    209,553
    Kingfisher P.L.C............................................ 1,175,179  4,052,236
*   Lamprell P.L.C..............................................   317,247    274,109
    Lancashire Holdings, Ltd....................................   204,309  1,835,807
    Legal & General Group P.L.C.................................   457,957  1,665,374
*   Liberty Global P.L.C., Class A..............................    12,962    350,104
*   Liberty Global P.L.C., Class C..............................    31,782    831,099
    Lloyds Banking Group P.L.C.................................. 6,332,142  5,178,648
    Lloyds Banking Group P.L.C., ADR............................   139,093    452,052
    London Stock Exchange Group P.L.C...........................    15,430  1,011,654
*   Lonmin P.L.C................................................   229,955    207,975
    Lookers P.L.C...............................................   269,758    318,596
    Low & Bonar P.L.C...........................................   678,552    137,856
    LSL Property Services P.L.C.................................    31,623    109,963
    Man Group P.L.C............................................. 1,210,451  2,480,305
    Marks & Spencer Group P.L.C.................................   464,141  1,731,365
    Marshalls P.L.C.............................................   166,424  1,400,784
    Marston's P.L.C............................................. 1,087,187  1,443,089
    McBride P.L.C...............................................   171,494    240,205
    McBride P.L.C............................................... 2,572,410      3,354
    McCarthy & Stone P.L.C......................................   220,053    367,345
    Mears Group P.L.C...........................................    82,339    257,293
    Mediclinic International P.L.C..............................   138,617    621,088
    Meggitt P.L.C...............................................   328,862  2,340,124
    Melrose Industries P.L.C....................................   923,207  2,442,757
    Merlin Entertainments P.L.C.................................   176,289    843,030
    Micro Focus International P.L.C.............................    32,803    823,033
    Millennium & Copthorne Hotels P.L.C.........................   118,714    691,294
*   Mitchells & Butlers P.L.C...................................   240,832    803,086
    Mitie Group P.L.C...........................................   227,234    388,932
    MJ Gleeson P.L.C............................................     7,755     84,472
    Mondi P.L.C.................................................    43,037    945,749
    Moneysupermarket.com Group P.L.C............................   276,883  1,315,165
    Morgan Advanced Materials P.L.C.............................   264,555    963,487
    Morgan Sindall Group P.L.C..................................    27,891    477,185
*   Mothercare P.L.C............................................   159,443     42,097
#   N Brown Group P.L.C.........................................   178,636    251,807
    National Express Group P.L.C................................   298,089  1,598,293
    NCC Group P.L.C.............................................    57,119    130,095
    Next P.L.C..................................................     6,961    524,119
    Norcros P.L.C...............................................    25,367     71,111
    Northgate P.L.C.............................................   138,209    662,324
*   Nostrum Oil & Gas P.L.C.....................................     8,423     10,295
    On the Beach Group P.L.C....................................    95,956    572,573
    OneSavings Bank P.L.C.......................................   156,809    891,593
*   Ophir Energy P.L.C..........................................   559,406    414,147
    Oxford Instruments P.L.C....................................    36,551    553,929
    Pagegroup P.L.C.............................................   184,462  1,296,811
    Paragon Banking Group P.L.C.................................   371,725  2,226,384
    PayPoint P.L.C..............................................    32,296    424,637
    Pearson P.L.C...............................................    65,146    705,719
    Pearson P.L.C., Sponsored ADR...............................     2,014     21,832
    Pendragon P.L.C............................................. 1,196,608    358,595
    Pennon Group P.L.C..........................................    96,547    943,202
    Persimmon P.L.C.............................................    63,695  1,860,712

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
*   Petra Diamonds, Ltd.........................................   820,864 $   217,258
    Petrofac, Ltd...............................................   160,588     927,082
*   Petropavlovsk P.L.C......................................... 2,044,277     223,933
    Pets at Home Group P.L.C....................................   418,995     829,327
    Phoenix Group Holdings P.L.C................................   359,403   3,397,237
    Photo-Me International P.L.C................................   237,475     282,333
    Playtech P.L.C..............................................   227,646   1,301,766
    Polypipe Group P.L.C........................................   168,211     964,425
    Porvair P.L.C...............................................     5,901      43,213
*   Premier Foods P.L.C......................................... 1,732,795     800,654
*   Premier Oil P.L.C...........................................   866,867   1,124,138
*   Provident Financial P.L.C...................................    41,505     288,149
    Prudential P.L.C., ADR......................................     2,030      92,670
    Prudential P.L.C............................................    55,436   1,259,582
    PZ Cussons P.L.C............................................   170,111     455,135
    QinetiQ Group P.L.C.........................................   361,632   1,424,624
    Quilter P.L.C...............................................   327,013     630,689
    Rank Group P.L.C............................................   120,029     250,627
    Rathbone Brothers P.L.C.....................................    24,442     804,138
*   Raven Property Group, Ltd...................................    41,909      22,991
*   REA Holdings P.L.C..........................................     1,822       4,528
    Reach P.L.C.................................................   772,768     744,758
    Reckitt Benckiser Group P.L.C...............................     6,876     556,313
    Redrow P.L.C................................................   175,504   1,412,676
    RELX P.L.C., Sponsored ADR..................................    35,523     814,898
    RELX P.L.C..................................................     1,141      26,143
    Renewi P.L.C................................................   854,238     369,515
    Renishaw P.L.C..............................................    17,997   1,062,812
*   Renold P.L.C................................................    12,120       5,368
    Rentokil Initial P.L.C......................................   549,881   2,802,309
    Restaurant Group P.L.C. (The)...............................   446,586     839,899
    Rhi Magnesita NV............................................     7,622     470,766
    Ricardo P.L.C...............................................    28,030     281,464
    Rightmove P.L.C.............................................   306,268   2,165,652
    Rio Tinto P.L.C.............................................     5,471     319,173
#   Rio Tinto P.L.C., Sponsored ADR.............................    62,149   3,660,576
    RM P.L.C....................................................    21,947      65,968
    Robert Walters P.L.C........................................    33,331     256,532
*   Rockhopper Exploration P.L.C................................   153,117      48,026
    Rolls-Royce Holdings P.L.C..................................   125,627   1,504,450
    Rotork P.L.C................................................   437,306   1,783,650
    Royal Bank of Scotland Group P.L.C..........................   195,463     612,060
    Royal Bank of Scotland Group P.L.C., Sponsored ADR..........    47,700     304,803
    Royal Dutch Shell P.L.C., Class A...........................    67,483   2,150,117
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............   161,774  10,277,490
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B............   102,022   6,620,208
    Royal Dutch Shell P.L.C., Class B...........................     6,539     211,035
    Royal Mail P.L.C............................................   585,828   1,932,995
    RPC Group P.L.C.............................................   295,695   3,047,691
    RPS Group P.L.C.............................................   158,396     400,906
    RSA Insurance Group P.L.C...................................   128,982     914,368
    Saga P.L.C..................................................   961,436     739,383
    Sage Group P.L.C. (The).....................................   118,808   1,126,199
    Savills P.L.C...............................................   123,010   1,450,014
#   Schroders P.L.C.............................................    10,362     428,851
    Schroders P.L.C.............................................     4,732     149,163
    SDL P.L.C...................................................    41,891     287,886
    Secure Trust Bank P.L.C.....................................       460       9,010
    Senior P.L.C................................................   341,631   1,033,767

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    Severfield P.L.C............................................    75,262 $   74,684
    Severn Trent P.L.C..........................................    17,651    469,843
    SIG P.L.C...................................................   577,587  1,142,717
    Smith & Nephew P.L.C., Sponsored ADR........................    23,126    903,070
    Smith & Nephew P.L.C........................................    40,935    791,375
    Smiths Group P.L.C..........................................    55,681  1,108,584
    Soco International P.L.C....................................   272,956    267,968
    Softcat P.L.C...............................................    63,609    753,980
    Spectris P.L.C..............................................    50,464  1,813,222
    Speedy Hire P.L.C...........................................   258,982    199,249
    Spirax-Sarco Engineering P.L.C..............................    21,792  2,349,563
    Spire Healthcare Group P.L.C................................   344,920    603,712
    Spirent Communications P.L.C................................   321,554    665,099
*   Sportech P.L.C..............................................    45,735     18,468
*   Sports Direct International P.L.C...........................   175,158    681,153
    SSE P.L.C...................................................    89,650  1,341,399
    SSP Group P.L.C.............................................   228,419  2,076,197
    St James's Place P.L.C......................................    62,285    914,053
    St. Modwen Properties P.L.C.................................   287,603  1,543,495
    Stagecoach Group P.L.C......................................   427,352    734,500
    Standard Chartered P.L.C....................................   573,981  5,248,007
    Standard Life Aberdeen P.L.C................................   204,252    744,197
    SThree P.L.C................................................    78,123    307,253
    Stobart Group, Ltd..........................................   158,403    307,622
    Stock Spirits Group P.L.C...................................    84,661    248,601
    Superdry P.L.C..............................................    43,269    291,795
    Synthomer P.L.C.............................................   196,344  1,075,234
#   TalkTalk Telecom Group P.L.C................................   176,147    285,398
    Tate & Lyle P.L.C...........................................   234,845  2,353,799
    Taylor Wimpey P.L.C......................................... 1,047,591  2,483,636
    Ted Baker P.L.C.............................................    26,392    554,938
    Telecom Plus P.L.C..........................................    50,877    937,346
    Telford Homes P.L.C.........................................     4,558     16,595
    Tesco P.L.C.................................................   449,259  1,465,770
*   Thomas Cook Group P.L.C.....................................   850,887    296,618
    Topps Tiles P.L.C...........................................   105,193    103,395
    TP ICAP P.L.C...............................................   544,486  1,998,941
    Travis Perkins P.L.C........................................   285,927  5,217,233
    Tribal Group P.L.C..........................................     7,500      6,914
    Trifast P.L.C...............................................    47,627    150,348
    TT Electronics P.L.C........................................    96,327    310,933
    TUI AG......................................................    44,549    496,073
    Tullow Oil P.L.C............................................ 1,084,003  3,178,429
    U & I Group P.L.C...........................................   131,215    306,025
    UDG Healthcare P.L.C........................................     7,849     67,383
    Ultra Electronics Holdings P.L.C............................    63,422  1,319,160
    United Utilities Group P.L.C................................    36,035    390,909
    Urban & Civic P.L.C.........................................    14,609     55,318
*   Vectura Group P.L.C.........................................   618,295    588,367
    Vesuvius P.L.C..............................................   116,628    940,938
    Victrex P.L.C...............................................    43,643  1,388,247
    Vitec Group P.L.C. (The)....................................    12,644    191,323
    Vodafone Group P.L.C........................................ 1,755,059  3,255,413
    Vodafone Group P.L.C., Sponsored ADR........................   142,624  2,641,400
*   Volex P.L.C.................................................     2,165      2,658
    Weir Group P.L.C (The)......................................     8,516    185,094
    WH Smith P.L.C..............................................    56,421  1,509,501
    Whitbread P.L.C.............................................    15,605    908,510
    William Hill P.L.C..........................................   481,604  1,011,708

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
UNITED KINGDOM -- (Continued)
    Wincanton P.L.C.............................................    34,495 $      110,966
*   Wizz Air Holdings P.L.C.....................................     3,856        171,054
    Wm Morrison Supermarkets P.L.C.............................. 1,171,109      3,300,913
    WPP P.L.C., Sponsored ADR...................................    10,444        650,661
    WPP P.L.C...................................................   197,394      2,463,042
    Xaar P.L.C..................................................    26,794         33,954
    XP Power, Ltd...............................................     5,035        176,320
                                                                           --------------
TOTAL UNITED KINGDOM............................................              410,550,502
                                                                           --------------
UNITED STATES -- (0.0%)
    CME Group, Inc..............................................         1            173
    International Flavors & Fragrances, Inc.....................        85         11,691
    Newmont Goldcorp Corp.......................................    36,200      1,124,374
*   Newmont Goldcorp Corp.......................................     2,785         86,075
                                                                           --------------
TOTAL UNITED STATES.............................................                1,222,313
                                                                           --------------
TOTAL COMMON STOCKS.............................................            2,552,481,880
                                                                           --------------
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
    Bayerische Motoren Werke AG.................................     8,532        630,862
    Biotest AG..................................................    11,540        290,583
    Draegerwerk AG & Co. KGaA...................................     7,450        447,647
    Fuchs Petrolub SE...........................................    27,770      1,210,850
    Henkel AG & Co. KGaA........................................     2,922        295,909
    Jungheinrich AG.............................................    31,493      1,098,921
    Porsche Automobil Holding SE................................    32,336      2,247,922
    Sartorius AG................................................     6,448      1,183,879
    Schaeffler AG...............................................     2,972         25,477
    Sixt SE.....................................................    11,719        900,352
    STO SE & Co. KGaA...........................................     1,150        114,689
    Villeroy & Boch AG..........................................     8,449        137,545
    Volkswagen AG...............................................    32,365      5,650,997
                                                                           --------------
TOTAL GERMANY...................................................               14,235,633
                                                                           --------------
UNITED KINGDOM -- (0.0%)
    Rolls-Royce Holdings P.L.C.................................. 8,919,517         11,631
                                                                           --------------
TOTAL PREFERRED STOCKS..........................................               14,247,264
                                                                           --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Amaysim Australia, Ltd. Rights 03/25/19.....................    35,195              0
                                                                           --------------
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13................................     1,270              0
                                                                           --------------
CANADA -- (0.0%)
*   Pan American Silver Corp. Rights 02/22/29...................   212,979         40,438
*   Pan American Silver Corp. Rights 02/22/29...................   122,913         23,337
*   Tervita Corp. Warrants 07/19/20.............................     2,554            162
                                                                           --------------
TOTAL CANADA....................................................                   63,937
                                                                           --------------
HONG KONG -- (0.0%)
*   I-Cable Communications, Ltd. Rights 05/24/19................ 1,614,770            823
                                                                           --------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES      VALUE>>
                                                                   ---------- --------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23......................    926,727 $            0
                                                                              --------------
SWEDEN -- (0.0%)
#*    Anoto Group AB Warrants 04/30/21............................      4,010              0
*     MQ Holding AB Rights 05/17/19...............................    228,942         42,548
                                                                              --------------
TOTAL SWEDEN......................................................                    42,548
                                                                              --------------
SWITZERLAND -- (0.0%)
*     Bachem Holding Ltd Rights 05/06/19..........................        510          5,005
                                                                              --------------
TOTAL RIGHTS/WARRANTS.............................................                   112,313
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             2,566,841,457
                                                                              --------------

                                                                                 VALUE+
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (6.3%)
@(S)  The DFA Short Term Investment Fund.......................... 14,838,909    171,701,017
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,484,658,648)...........................................            $2,738,542,474
                                                                              ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                                LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                              ------------ ------------ ------- ------------
Common Stocks
   Australia................................. $  3,352,135 $160,976,875   --    $164,329,010
   Austria...................................           --   18,509,683   --      18,509,683
   Belgium...................................      571,706   31,599,110   --      32,170,816
   Canada....................................  235,361,131      259,609   --     235,620,740
   China.....................................           --      234,438   --         234,438
   Denmark...................................      125,288   50,098,191   --      50,223,479
   Finland...................................      140,180   49,080,562   --      49,220,742
   France....................................      513,859  186,346,676   --     186,860,535
   Germany...................................    4,504,988  173,545,400   --     178,050,388
   Hong Kong.................................      345,200   77,211,291   --      77,556,491
   Ireland...................................    2,645,025   14,283,178   --      16,928,203
   Israel....................................      994,653   22,163,315   --      23,157,968
   Italy.....................................    1,057,536   79,120,773   --      80,178,309
   Japan.....................................    9,705,190  588,576,412   --     598,281,602
   Netherlands...............................    7,506,412   60,295,866   --      67,802,278
   New Zealand...............................        9,148   13,300,436   --      13,309,584
   Norway....................................      282,744   27,140,285   --      27,423,029
   Portugal..................................           --    9,588,818   --       9,588,818
   Singapore.................................        4,124   27,245,908   --      27,250,032
   Spain.....................................    1,761,885   49,819,858   --      51,581,743
   Sweden....................................      343,373   72,724,402   --      73,067,775
   Switzerland...............................   11,323,848  148,039,554   --     159,363,402
   United Kingdom............................   59,584,175  350,966,327   --     410,550,502
   United States.............................    1,210,449       11,864   --       1,222,313
Preferred Stocks
   Germany...................................           --   14,235,633   --      14,235,633
   United Kingdom............................           --       11,631   --          11,631
Rights/Warrants
   Canada....................................           --       63,937   --          63,937
   Hong Kong.................................           --          823   --             823

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                LEVEL 1         LEVEL 2     LEVEL 3     TOTAL
                                              ------------   -------------- ------- --------------
   Sweden....................................           --   $       42,548   --    $       42,548
   Switzerland...............................           --            5,005   --             5,005
Securities Lending Collateral................           --      171,701,017   --       171,701,017
                                              ------------   --------------   --    --------------
TOTAL........................................ $341,343,049   $2,397,199,425   --    $2,738,542,474
                                              ============   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
COMMON STOCKS -- (99.1%)
AUSTRALIA -- (5.3%)
    A2B Australia, Ltd..........................................  25,878 $   36,514
    Accent Group, Ltd...........................................  81,685     93,038
    Adelaide Brighton, Ltd......................................  73,673    225,104
    Ainsworth Game Technology, Ltd..............................  27,497     15,990
*   Alkane Resources, Ltd.......................................  46,527      7,874
    Alliance Aviation Services, Ltd.............................  13,183     24,199
    AMP, Ltd.................................................... 535,197    857,886
    Ansell, Ltd.................................................  33,234    632,718
    AP Eagers, Ltd..............................................  17,709    108,339
    Apollo Tourism & Leisure, Ltd...............................  10,266      6,284
    ARQ Group, Ltd..............................................  21,121     26,122
*   Artemis Resources, Ltd......................................   5,453        188
    AUB Group, Ltd..............................................   1,816     16,207
    Ausdrill, Ltd............................................... 195,781    226,732
    Austal, Ltd................................................. 102,435    192,924
*   Austin Engineering, Ltd.....................................  60,306      7,650
*   Australian Agricultural Co., Ltd............................ 100,941     84,026
    Australian Pharmaceutical Industries, Ltd................... 118,673    120,554
    Australian Vintage, Ltd.....................................  55,331     18,915
    Auswide Bank, Ltd...........................................   2,707      9,394
    Automotive Holdings Group, Ltd..............................  59,199    100,289
    AVJennings, Ltd.............................................  21,750      8,477
    Bank of Queensland, Ltd..................................... 119,830    783,162
    Bapcor, Ltd.................................................  12,366     49,655
*   Base Resources, Ltd......................................... 147,181     27,551
    Beach Energy, Ltd........................................... 443,972    665,757
    Bell Financial Group, Ltd...................................  35,130     18,594
    Bendigo & Adelaide Bank, Ltd................................ 140,935  1,023,655
    Bingo Industries, Ltd....................................... 102,500    121,905
    BlueScope Steel, Ltd........................................ 117,966  1,121,006
    Boral, Ltd.................................................. 337,513  1,155,523
    Brickworks, Ltd.............................................  22,609    260,901
    BWX, Ltd....................................................  11,988     18,287
    Caltex Australia, Ltd.......................................  52,110    999,223
*   Cardno, Ltd.................................................  77,867     54,658
*   Cash Converters International, Ltd.......................... 185,464     20,255
    Cedar Woods Properties, Ltd.................................  17,928     72,011
    Challenger, Ltd.............................................  41,894    242,522
*   Clean TeQ Holdings, Ltd.....................................  24,815      5,434
    Cleanaway Waste Management, Ltd............................. 428,442    680,362
    ClearView Wealth, Ltd.......................................   3,322      1,699
    CML Group, Ltd..............................................  18,068      6,181
    Collins Foods, Ltd..........................................  25,636    134,785
*   Cooper Energy, Ltd.......................................... 438,871    166,970
    CSR, Ltd.................................................... 102,646    257,857
    Decmil Group, Ltd...........................................  50,244     33,498
    Domain Holdings Australia, Ltd..............................  65,663    125,164
    Downer EDI, Ltd.............................................  31,168    170,174
    DWS, Ltd....................................................   9,297      6,687
    Eclipx Group, Ltd...........................................  61,114     43,757
    Elders, Ltd.................................................  20,919     89,156
*   Energy World Corp., Ltd..................................... 217,995     12,124
    EQT Holdings, Ltd...........................................   4,528     87,190
    Estia Health, Ltd...........................................  63,584    129,588
    EVENT Hospitality and Entertainment, Ltd....................  17,248    159,353

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
    Evolution Mining, Ltd....................................... 239,467 $  539,801
    Experience Co., Ltd.........................................   7,899      1,533
    Finbar Group, Ltd...........................................  16,583      9,867
    Fleetwood Corp., Ltd........................................  20,567     28,225
    Freedom Foods Group, Ltd....................................  10,641     38,952
    G8 Education, Ltd........................................... 106,349    228,725
    GBST Holdings, Ltd..........................................   7,067     12,674
    Genworth Mortgage Insurance Australia, Ltd..................  81,691    137,774
    GrainCorp, Ltd., Class A....................................  50,444    319,901
*   Greenland Minerals, Ltd..................................... 178,631      9,226
    GTN, Ltd....................................................   8,175      7,342
    GWA Group, Ltd..............................................  55,053    130,753
    Harvey Norman Holdings, Ltd................................. 168,798    496,288
    Healius, Ltd................................................ 129,863    285,484
    Healthscope, Ltd............................................ 323,143    558,305
    Helloworld Travel, Ltd......................................   1,461      4,546
*   Horizon Oil, Ltd............................................ 289,312     24,376
    HT&E, Ltd...................................................  73,859     90,106
    Huon Aquaculture Group, Ltd.................................   5,513     18,372
    Imdex, Ltd..................................................  51,718     37,940
    Incitec Pivot, Ltd.......................................... 464,128  1,102,956
    Independence Group NL....................................... 144,518    455,605
    IOOF Holdings, Ltd..........................................  69,754    319,304
    IPH, Ltd....................................................  17,569     88,387
*   iSelect, Ltd................................................  45,107     19,087
    IVE Group, Ltd..............................................  28,394     43,640
    Japara Healthcare, Ltd......................................  61,133     66,389
    Jupiter Mines, Ltd.......................................... 301,697     75,608
    Link Administration Holdings, Ltd........................... 108,144    580,079
*   Lucapa Diamond Co., Ltd.....................................  98,965     10,472
    MACA, Ltd...................................................  67,337     48,921
*   Macmahon Holdings, Ltd...................................... 268,775     37,009
    MaxiTRANS Industries, Ltd...................................  29,804      6,732
*   Mayne Pharma Group, Ltd..................................... 404,418    199,888
    McPherson's, Ltd............................................  19,400     16,406
*   Medusa Mining, Ltd..........................................  76,973     21,713
*   Mesoblast, Ltd..............................................  56,302     65,219
*   Metals X, Ltd............................................... 114,084     22,559
    Metcash, Ltd................................................ 239,115    483,834
    Michael Hill International, Ltd.............................  12,726      5,782
    Michael Hill International, Ltd.............................  35,939     16,225
    Mineral Resources, Ltd......................................  41,852    460,388
*   MMA Offshore, Ltd........................................... 199,841     24,640
    Monash IVF Group, Ltd.......................................  49,109     37,207
    Money3 Corp., Ltd...........................................  39,184     53,945
    Mortgage Choice, Ltd........................................  16,038      9,615
*   Myer Holdings, Ltd.......................................... 241,875    121,331
    MyState, Ltd................................................  18,444     54,797
    Navigator Global Investments, Ltd...........................  17,402     49,217
*   NetComm Wireless, Ltd.......................................  27,646     21,214
    New Hope Corp., Ltd.........................................  67,158    127,557
    Nine Entertainment Co. Holdings, Ltd........................ 366,679    451,989
    NRW Holdings, Ltd...........................................  98,107    203,331
    Nufarm, Ltd.................................................  69,779    249,320
    OneMarket, Ltd..............................................  26,668     15,211
*   Orocobre, Ltd...............................................  32,253     75,931
    Orora, Ltd.................................................. 225,011    480,808
    OZ Minerals, Ltd............................................  92,577    651,858
    Pacific Current Group, Ltd..................................  11,396     37,993

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
AUSTRALIA -- (Continued)
    Pacific Energy, Ltd.........................................  47,860 $    21,612
*   Panoramic Resources, Ltd....................................  85,684      25,432
    Paragon Care, Ltd...........................................  72,738      22,562
    Peet, Ltd...................................................  63,144      45,207
    Perpetual, Ltd..............................................  12,212     352,559
*   Perseus Mining, Ltd......................................... 282,700      89,962
    Pioneer Credit, Ltd.........................................   6,528      11,602
    Premier Investments, Ltd....................................  24,711     297,502
    QMS Media, Ltd..............................................  70,068      35,077
    Qube Holdings, Ltd.......................................... 258,317     515,627
*   Ramelius Resources, Ltd.....................................  97,936      51,861
*   Red 5, Ltd.................................................. 100,000       7,414
    Resolute Mining, Ltd........................................ 238,532     190,791
    Ridley Corp., Ltd...........................................  58,051      56,413
    Ruralco Holdings, Ltd.......................................   9,807      30,217
    RXP Services, Ltd...........................................  37,395      11,465
    Sandfire Resources NL.......................................  46,323     230,411
    Select Harvests, Ltd........................................  25,902     116,982
*   Senex Energy, Ltd........................................... 349,156      87,320
    Servcorp, Ltd...............................................   9,721      21,134
*   Seven West Media, Ltd....................................... 174,143      69,499
    SG Fleet Group, Ltd.........................................   7,980      13,791
    Sigma Healthcare, Ltd....................................... 198,428      73,388
*   Silver Lake Resources, Ltd.................................. 219,062     121,907
    Sims Metal Management, Ltd..................................  38,162     277,965
    Southern Cross Electrical Engineering, Ltd..................  14,718       5,392
    Southern Cross Media Group, Ltd............................. 207,514     184,334
    SpeedCast International, Ltd................................  40,831     111,681
    SRG Global, Ltd.............................................  67,640      16,682
    St Barbara, Ltd.............................................  72,344     163,424
    Star Entertainment Grp, Ltd. (The).......................... 237,983     762,018
    Steadfast Group, Ltd........................................ 214,662     516,070
    Sundance Energy Australia, Ltd.............................. 142,236      46,803
    Sunland Group, Ltd..........................................  37,093      42,022
    Super Retail Group, Ltd.....................................  38,739     236,616
*   Superloop, Ltd..............................................  41,073      49,002
    Tassal Group, Ltd...........................................  49,675     179,391
*   Thorn Group, Ltd............................................  69,260      21,479
    TPG Telecom, Ltd............................................  58,659     278,730
    Villa World, Ltd............................................  32,350      51,168
*   Village Roadshow, Ltd.......................................  23,962      60,743
*   Virgin Australia Holdings, Ltd.............................. 220,246      27,913
    Virtus Health, Ltd..........................................  19,783      55,406
    Vita Group, Ltd.............................................  26,786      32,535
*   Vocus Group, Ltd............................................ 179,980     495,809
    Webster, Ltd................................................  12,558      13,432
    Western Areas, Ltd..........................................  76,028     121,485
*   Westgold Resources, Ltd.....................................  68,079      71,323
    Whitehaven Coal, Ltd........................................ 205,118     608,346
    WorleyParsons, Ltd..........................................  92,765     934,769
    WPP AUNZ, Ltd...............................................  65,277      25,513
                                                                         -----------
TOTAL AUSTRALIA.................................................          29,246,211
                                                                         -----------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG......................................   3,056      68,637
    Austria Technologie & Systemtechnik AG......................   7,093     141,552
    EVN AG......................................................  10,956     163,916
    POLYTEC Holding AG..........................................   3,462      40,027
    Porr AG.....................................................   1,672      44,547

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRIA -- (Continued)
    Raiffeisen Bank International AG............................  43,878 $1,170,325
*   Semperit AG Holding.........................................   1,049     16,256
    Strabag SE..................................................   3,802    127,739
    UBM Development AG..........................................     988     46,574
    UNIQA Insurance Group AG....................................  34,746    370,289
    Vienna Insurance Group AG Wiener Versicherung Gruppe........  11,578    322,388
    Voestalpine AG..............................................  13,011    418,616
    Wienerberger AG.............................................  21,092    484,713
*   Zumtobel Group AG...........................................   5,473     39,435
                                                                         ----------
TOTAL AUSTRIA...................................................          3,455,014
                                                                         ----------
BELGIUM -- (1.1%)
    Ackermans & van Haaren NV...................................   4,768    768,235
    Ageas.......................................................  35,582  1,880,346
*   AGFA-Gevaert NV.............................................  23,734    102,676
    Atenor......................................................     259     19,396
    Banque Nationale de Belgique................................      33     94,064
    Bekaert SA..................................................   7,742    211,895
    bpost SA....................................................  14,272    171,821
    Cie d'Entreprises CFE.......................................   1,496    149,052
    Deceuninck NV...............................................  15,841     40,541
    D'ieteren SA................................................   5,127    212,354
    Euronav NV..................................................  42,244    400,184
    EVS Broadcast Equipment SA..................................     872     22,294
*   Exmar NV....................................................   8,225     54,711
    Gimv NV.....................................................   1,911    114,920
    Jensen-Group NV.............................................     937     35,525
    Ontex Group NV..............................................  16,190    407,576
    Orange Belgium SA...........................................   5,327    111,762
    Picanol.....................................................     480     39,112
    Proximus SADP...............................................  20,391    571,093
    Recticel SA.................................................  10,448    109,256
    Resilux.....................................................     100     16,612
    Sioen Industries NV.........................................   2,120     60,330
    Sipef NV....................................................   1,474     80,722
    TER Beke SA.................................................     132     20,565
*   Tessenderlo Group SA........................................   5,297    191,552
    Van de Velde NV.............................................     598     20,206
*   Viohalco SA.................................................   1,948      7,376
                                                                         ----------
TOTAL BELGIUM...................................................          5,914,176
                                                                         ----------
BRAZIL -- (1.8%)
    Aliansce Shopping Centers SA................................  36,078    174,819
    Alliar Medicos A Frente SA..................................   8,300     31,730
    Anima Holding SA............................................   6,600     33,580
*   Brasil Brokers Participacoes SA.............................   6,900      9,573
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.......   8,900     35,182
*   BRF SA......................................................  16,700    132,242
    Camil Alimentos S.A.........................................  16,100     28,331
    CCR SA...................................................... 236,325    704,557
    Cia de Locacao das Americas.................................  13,820    144,505
    Cia Hering..................................................  27,200    221,493
*   Cia Siderurgica Nacional SA................................. 149,600    554,738
    Construtora Tenda SA........................................  33,442    153,261
*   Cosan Logistica SA..........................................  32,578    120,970
    Cosan SA....................................................  44,594    533,045
    CSU Cardsystem SA...........................................  11,000     19,189
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.....  73,400    332,828

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
BRAZIL -- (Continued)
    Direcional Engenharia SA....................................  32,100 $   67,457
    Duratex SA..................................................  93,795    237,771
    Embraer SA..................................................  87,289    437,213
    Embraer SA, Sponsored ADR...................................  17,660    353,377
    Estacio Participacoes SA....................................  47,900    332,030
*   Even Construtora e Incorporadora SA.........................  55,700     92,476
    Ez Tec Empreendimentos e Participacoes SA...................  22,550    124,278
    Fras-Le SA..................................................   7,200      9,328
*   Gafisa SA...................................................  11,207     16,519
    Gerdau SA...................................................   8,500     25,189
    Grendene SA.................................................  63,700    119,242
    Guararapes Confeccoes SA....................................   1,800     66,145
*   Helbor Empreendimentos SA...................................  28,600      9,263
    Hypera SA...................................................  21,112    151,188
    Iguatemi Empresa de Shopping Centers SA.....................   7,298     71,061
    Industrias Romi SA..........................................   4,100      9,400
    International Meal Co. Alimentacao SA, Class A..............  38,953     73,215
    Iochpe-Maxion SA............................................  29,526    149,697
    JHSF Participacoes SA.......................................  34,300     21,344
    Kepler Weber SA.............................................   7,900     37,091
    Kroton Educacional SA....................................... 345,807    859,865
*   LOG Commercial Properties e Participacoes SA................   5,779     25,852
    M Dias Branco SA............................................   1,931     20,482
    Mahle-Metal Leve SA.........................................   9,500     58,317
    Marcopolo SA................................................  31,900     24,244
*   Marisa Lojas SA.............................................   7,100     14,576
*   Mills Estruturas e Servicos de Engenharia SA................  27,900     33,513
    Movida Participacoes SA.....................................  26,669     81,549
    MRV Engenharia e Participacoes SA...........................  80,100    296,409
    Multiplan Empreendimentos Imobiliarios SA...................  59,352    362,672
*   Paranapanema SA.............................................  53,500     19,102
    Petrobras Distribuidora S.A.................................  14,300     86,432
    Porto Seguro SA.............................................  28,084    387,622
    Portobello SA...............................................  25,600     31,534
    Qualicorp Consultoria e Corretora de Seguros SA.............  42,100    184,673
    Restoque Comercio e Confeccoes de Roupas SA.................   3,837     28,879
    Santos Brasil Participacoes SA..............................  72,800     70,737
    Sao Martinho SA.............................................  36,952    179,902
    Ser Educacional SA..........................................  19,293    113,511
    SLC Agricola SA.............................................  15,900    166,660
    Sul America SA..............................................  76,686    610,187
    Suzano SA...................................................  17,900    185,934
    T4F Entretenimento SA.......................................   9,300     14,183
    Tupy SA.....................................................  18,296     81,656
    Ultrapar Participacoes SA...................................   4,200     22,494
    Unipar Carbocloro SA........................................   2,500     24,547
    Usinas Siderurgicas de Minas Gerais SA......................  24,000     64,635
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................  18,559     84,013
*   Vulcabras Azaleia SA........................................  17,600     27,739
                                                                         ----------
TOTAL BRAZIL....................................................          9,795,246
                                                                         ----------
CANADA -- (6.2%)
*   5N Plus, Inc................................................   8,500     23,158
    Acadian Timber Corp.........................................   3,300     41,136
*   Advantage Oil & Gas, Ltd....................................  43,500     72,083
    Aecon Group, Inc............................................  19,709    281,725
    AGF Management, Ltd., Class B...............................  22,400     92,630
*   Air Canada..................................................  10,207    245,023

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
CANADA -- (Continued)
    AirBoss of America Corp.....................................   3,100 $ 21,890
    AKITA Drilling, Ltd., Class A...............................   4,455   10,675
*   Alacer Gold Corp............................................ 107,323  284,390
    Alamos Gold, Inc., Class A.................................. 116,695  541,795
    Alamos Gold, Inc., Class A..................................   1,380    6,417
    Alaris Royalty Corp.........................................  11,300  152,922
    Alcanna, Inc................................................   7,900   30,958
    Algoma Central Corp.........................................   2,700   26,543
    AltaGas, Ltd................................................  29,875  397,159
*   Americas Silver Corp........................................   8,600   15,471
*   Amerigo Resources, Ltd......................................  45,000   27,879
    ARC Resources, Ltd.......................................... 101,495  644,713
*   Argonaut Gold, Inc..........................................  60,607   78,264
*   Asanko Gold, Inc............................................  46,170   29,983
*   Athabasca Oil Corp.......................................... 106,602   79,572
    AutoCanada, Inc.............................................   6,478   57,396
*   B2Gold Corp................................................. 190,000  516,235
    Barrick Gold Corp...........................................  32,638  362,352
*   Baytex Energy Corp.......................................... 131,559  267,105
    Birchcliff Energy, Ltd......................................  79,334  207,262
*   Black Diamond Group, Ltd....................................   9,300   18,327
*   BNK Petroleum, Inc..........................................  31,000    6,132
    Bonavista Energy Corp.......................................  96,043   75,274
    Bonterra Energy Corp........................................   6,394   31,929
*   BSM Technologies, Inc.......................................   8,500    8,819
    Caledonia Mining Corp. P.L.C................................   1,100    6,158
*   Calfrac Well Services, Ltd..................................  22,700   53,035
    Cameco Corp.................................................  71,365  787,322
    Canaccord Genuity Group, Inc................................  33,849  144,269
    Canadian Western Bank.......................................  27,024  605,957
*   Canfor Corp.................................................  13,400  140,131
    Canfor Pulp Products, Inc...................................   8,800   96,362
    CanWel Building Materials Group, Ltd........................  15,457   55,958
*   Capstone Mining Corp........................................ 118,700   58,477
    Cardinal Energy, Ltd........................................  28,829   67,139
    Cascades, Inc...............................................  27,037  162,057
*   Celestica, Inc..............................................  10,037   71,564
*   Celestica, Inc..............................................   2,681   19,111
*   Centerra Gold, Inc..........................................  73,446  373,891
    Cervus Equipment Corp.......................................   2,400   23,737
    CES Energy Solutions Corp...................................  77,075  150,157
    Chesswood Group, Ltd........................................   2,600   19,951
*   China Gold International Resources Corp., Ltd...............  61,049   79,746
    Cogeco, Inc.................................................   1,500   92,148
*   Copper Mountain Mining Corp.................................  45,910   35,982
    Corus Entertainment, Inc., Class B..........................  39,579  225,119
    Cott Corp...................................................  34,200  529,963
    Crescent Point Energy Corp.................................. 108,306  417,152
*   Delphi Energy Corp..........................................  52,500   11,756
*   Detour Gold Corp............................................  56,000  497,425
    DHX Media, Ltd..............................................  30,600   42,484
    Dorel Industries, Inc., Class B.............................   8,800   77,444
    DREAM Unlimited Corp., Class A..............................  21,400  119,483
*   Dundee Precious Metals, Inc.................................  51,500  161,838
    Dynacor Gold Mines, Inc.....................................   5,700    7,190
*   Echelon Financial Holdings, Inc.............................   2,200   23,122
    ECN Capital Corp............................................  95,597  306,122
    E-L Financial Corp., Ltd....................................     200  120,176
*   Eldorado Gold Corp..........................................  56,842  236,755

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Element Fleet Management Corp............................... 116,683 $  723,771
    Enerflex, Ltd...............................................  26,929    372,467
    Enerplus Corp...............................................  62,163    568,872
    Ensign Energy Services, Inc.................................  38,662    162,475
    Equitable Group, Inc........................................   2,653    144,621
    Exchange Income Corp........................................   1,500     39,748
    Exco Technologies, Ltd......................................  10,100     70,640
*   EXFO, Inc...................................................   7,100     32,328
*   Fortuna Silver Mines, Inc...................................  40,777    124,793
    Frontera Energy Corp........................................   8,265     73,600
*   GDI Integrated Facility Services, Inc.......................   2,700     49,780
*   Gear Energy, Ltd............................................  28,000     16,511
    Genworth MI Canada, Inc.....................................  14,971    465,211
    GMP Capital, Inc............................................  22,300     33,125
*   GoldMoney, Inc..............................................   8,400     15,612
*   Gran Tierra Energy, Inc..................................... 122,760    295,057
    Granite Oil Corp............................................   5,100      3,122
*   Great Panther Mining, Ltd...................................  10,253      9,031
*   Guyana Goldfields, Inc......................................  34,600     24,019
*   Heroux-Devtek, Inc..........................................   7,600     86,228
    High Arctic Energy Services, Inc............................  10,100     29,176
    High Liner Foods, Inc.......................................   6,800     38,068
*   Home Capital Group, Inc.....................................  27,833    393,489
    Horizon North Logistics, Inc................................  55,600     98,774
    Hudbay Minerals, Inc........................................  73,353    488,399
    Hudson's Bay Co.............................................  27,300    151,814
*   IA Financial Crop., Inc.....................................  12,581    500,911
*   IAMGOLD Corp................................................ 157,772    474,600
*   Indigo Books & Music, Inc...................................   4,200     29,062
*   Interfor Corp...............................................  15,644    195,010
*   Intertain Group, Ltd. (The).................................   3,800     33,669
*   Kelt Exploration, Ltd.......................................  39,890    164,955
*   Kinross Gold Corp........................................... 413,553  1,315,023
    KP Tissue, Inc..............................................   3,200     19,634
    Laurentian Bank of Canada...................................  17,468    553,364
*   Leagold Mining Corp.........................................  11,400     13,104
    Leon's Furniture, Ltd.......................................   8,700     94,293
    Linamar Corp................................................  15,526    588,961
    Lundin Mining Corp.......................................... 216,814  1,163,613
    Magellan Aerospace Corp.....................................   4,179     58,488
*   Major Drilling Group International, Inc.....................  27,700     85,186
    Martinrea International, Inc................................  32,137    326,959
    Mediagrif Interactive Technologies, Inc.....................   2,900     21,928
*   MEG Energy Corp.............................................  55,409    246,501
    Melcor Developments, Ltd....................................   4,500     46,152
    Mountain Province Diamonds, Inc.............................  12,200     12,749
    Mullen Group, Ltd...........................................  30,938    231,394
*   New Gold, Inc............................................... 163,375    140,241
*   NuVista Energy, Ltd.........................................  38,400    124,971
*   Obsidian Energy, Ltd........................................ 112,964     32,885
    OceanaGold Corp............................................. 185,719    521,239
    Osisko Gold Royalties, Ltd..................................  32,928    372,121
*   Painted Pony Energy, Ltd....................................  17,827     21,025
    Pan American Silver Corp....................................  59,006    751,400
#*  Paramount Resources, Ltd., Class A..........................  16,672    111,003
*   Parex Resources, Inc........................................  30,636    521,843
    Park Lawn Corp..............................................   6,223    118,124
*   Pengrowth Energy Corp.......................................  99,442     46,021
    Peyto Exploration & Development Corp........................  64,397    290,813

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CANADA -- (Continued)
*   PHX Energy Services Corp....................................    11,400 $    28,166
    Pizza Pizza Royalty Corp....................................     7,500      58,894
    Polaris Infrastructure, Inc.................................     6,400      52,788
*   Precision Drilling Corp.....................................    87,600     215,126
*   Premier Gold Mines, Ltd.....................................    58,383      73,213
*   Pretium Resources, Inc......................................    62,863     477,209
    Quarterhill, Inc............................................    34,899      38,814
*   Real Matters, Inc...........................................     3,700      15,742
    Reitmans Canada, Ltd., Class A..............................    10,700      26,676
    Rocky Mountain Dealerships, Inc.............................     5,900      40,561
    Rogers Sugar, Inc...........................................    21,100      96,861
*   Roxgold, Inc................................................    94,700      61,498
    Russel Metals, Inc..........................................    19,698     346,998
*   Sandstorm Gold, Ltd.........................................    54,099     291,150
    Secure Energy Services, Inc.................................    53,710     321,530
*   SEMAFO, Inc.................................................    98,782     262,495
*   Seven Generations Energy, Ltd., Class A.....................    86,316     676,508
    ShawCor, Ltd................................................    19,761     293,236
*   Sierra Wireless, Inc........................................    12,362     165,540
*   SSR Mining, Inc.............................................    28,816     331,668
*   Storm Resources, Ltd........................................    23,000      36,053
*   Street Capital Group, Inc...................................     9,000       3,275
    Stuart Olson, Inc...........................................     4,700      16,278
    Superior Plus Corp..........................................    30,934     269,694
    Supremex, Inc...............................................     3,300       7,587
    Surge Energy, Inc...........................................   100,296     108,554
*   Tamarack Valley Energy, Ltd.................................    61,000     124,759
*   Taseko Mines, Ltd...........................................    51,903      36,418
*   Teranga Gold Corp...........................................    31,550      76,538
    Tidewater Midstream and Infrastructure, Ltd.................    94,505     108,635
    Timbercreek Financial Corp..................................    23,032     160,572
*   TMAC Resources, Inc.........................................     9,000      26,066
    TORC Oil & Gas, Ltd.........................................    38,837     139,149
*   Torex Gold Resources, Inc...................................    25,751     246,227
    Torstar Corp., Class B......................................     7,900       4,128
    Total Energy Services, Inc..................................    13,332      97,525
    Tourmaline Oil Corp.........................................    83,893   1,254,293
    TransAlta Corp..............................................    87,410     589,823
    Transcontinental, Inc., Class A.............................    19,296     231,892
    TransGlobe Energy Corp......................................    24,100      47,131
*   Trican Well Service, Ltd....................................    83,475      87,856
*   Trisura Group, Ltd..........................................     1,400      29,772
*   Turquoise Hill Resources, Ltd...............................    83,100     124,058
    Uni-Select, Inc.............................................    12,250     130,757
    VersaBank...................................................     3,835      21,469
    Wajax Corp..................................................     6,900      81,840
    West Fraser Timber Co., Ltd.................................    15,631     804,710
    Western Forest Products, Inc................................   121,355     170,297
    Whitecap Resources, Inc.....................................   115,068     462,952
    Yamana Gold, Inc............................................   321,295     705,089
*   Yangarra Resources, Ltd.....................................    16,000      37,023
                                                                           -----------
TOTAL CANADA....................................................            34,327,464
                                                                           -----------
CHILE -- (0.2%)
    CAP SA......................................................    15,899     181,642
*   Cia Pesquera Camanchaca SA..................................    88,923       9,337
*   Cia Sud Americana de Vapores SA............................. 3,372,880     107,665
    Empresa Nacional de Telecomunicaciones SA...................    14,904     156,077
    Empresas Hites SA...........................................    12,280       7,842

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
CHILE -- (Continued)
*   Empresas La Polar SA........................................    604,208 $   22,837
    Grupo Security SA...........................................    236,229     96,089
    Itau CorpBanca.............................................. 18,222,290    162,771
    Itau CorpBanca, ADR.........................................        900     11,993
    Masisa SA...................................................    372,415     26,844
    Ripley Corp. SA.............................................    159,706    137,546
    Salfacorp SA................................................     78,027    102,185
    Sigdo Koppers SA............................................     38,449     72,833
*   SMU SA......................................................    105,248     27,815
    Sociedad Matriz SAAM SA.....................................    862,403     83,083
    Socovesa SA.................................................     37,323     21,946
                                                                            ----------
TOTAL CHILE.....................................................             1,228,505
                                                                            ----------
CHINA -- (6.9%)
*   21Vianet Group, Inc., ADR...................................     12,329     96,906
    Agile Group Holdings, Ltd...................................    354,000    534,814
    AMVIG Holdings, Ltd.........................................     64,000     15,507
    Angang Steel Co., Ltd., Class H.............................    254,000    170,907
*   Anton Oilfield Services Group...............................    432,000     59,565
    APT Satellite Holdings, Ltd.................................     47,000     21,115
#   Asia Cement China Holdings Corp.............................    100,500    119,323
    Asia Resources Holdings, Ltd................................    490,000      4,376
#*  AVIC International Holding HK, Ltd..........................    846,000     27,023
    AVIC International Holdings, Ltd., Class H..................     88,000     55,602
    AviChina Industry & Technology Co., Ltd., Class H...........    294,000    173,005
    BAIC Motor Corp., Ltd., Class H.............................    398,000    279,383
    Bank of Chongqing Co., Ltd., Class H........................    124,500     80,850
    Bank of Tianjin Co., Ltd., Class H..........................     63,000     36,111
#*  Bank of Zhengzhou Co., Ltd., Class H........................     28,000     11,421
*   Baoye Group Co., Ltd., Class H..............................     46,000     31,475
    BBMG Corp., Class H.........................................    521,000    183,509
    Beijing Capital International Airport Co., Ltd., Class H....    172,000    153,112
#   Beijing Capital Land, Ltd., Class H.........................    276,000    115,771
#*  Beijing Enterprises Clean Energy Group, Ltd.................  2,900,000     46,625
    Beijing Enterprises Holdings, Ltd...........................    115,500    615,421
*   Beijing Enterprises Medical & Health Group, Ltd.............    972,000     29,989
#   Beijing North Star Co., Ltd., Class H.......................    176,000     69,851
*   Beijing Properties Holdings, Ltd............................    452,000     13,941
#   Beijing Urban Construction Design & Development Group Co.,
      Ltd., Class H.............................................     83,000     28,892
    Best Pacific International Holdings, Ltd....................     46,000     17,297
    Binhai Investment Co., Ltd..................................     52,000      8,991
*   Bitauto Holdings, Ltd., ADR.................................      6,420     82,433
    Brilliance China Automotive Holdings, Ltd...................    568,000    625,678
    Brilliant Circle Holdings International, Ltd................     80,000      8,312
    BYD Electronic International Co., Ltd.......................    138,500    248,302
#*  C.banner International Holdings, Ltd........................    294,000     14,808
    Cabbeen Fashion, Ltd........................................     48,000     14,252
*   Capital Environment Holdings, Ltd...........................  1,066,000     26,870
*   CAR, Inc....................................................    162,000    131,213
#*  Carnival Group International Holdings, Ltd..................    680,000      4,161
    Carrianna Group Holdings Co., Ltd...........................    118,000     13,550
    Central China Real Estate, Ltd..............................    207,000    103,095
*   CGN Meiya Power Holdings Co., Ltd...........................    292,000     43,786
    Chaowei Power Holdings, Ltd.................................    164,000     75,487
*   Cheetah Mobile, Inc., ADR...................................     10,429     65,703
*   Chiho Environmental Group, Ltd..............................     94,000     13,430
    China Aerospace International Holdings, Ltd.................    212,000     14,625
    China Agri-Industries Holdings, Ltd.........................    513,000    165,355

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
CHINA -- (Continued)
#   China Aoyuan Group, Ltd.....................................   293,000 $355,652
#*  China Beidahuang Industry Group Holdings, Ltd...............   344,000    9,983
    China BlueChemical, Ltd., Class H...........................   446,000  152,015
    China Cinda Asset Management Co., Ltd., Class H............. 1,968,000  524,845
    China Coal Energy Co., Ltd., Class H........................   460,000  203,072
    China Development Bank Financial Leasing Co., Ltd.,
      Class H...................................................   108,000   24,237
*   China Dynamics Holdings, Ltd................................   520,000    8,362
    China Eastern Airlines Corp., Ltd., Class H.................   164,000  116,539
    China Electronics Huada Technology Co., Ltd.................   240,000   22,985
    China Electronics Optics Valley Union Holding Co., Ltd......   656,000   48,640
    China Energy Engineering Corp., Ltd., Class H............... 1,348,000  161,565
    China Everbright Greentech Ltd..............................    97,000   71,321
    China Everbright Water, Ltd.................................    61,600   19,973
    China Fiber Optic Network System Group, Ltd.................   344,000    9,209
    China Financial Services Holdings, Ltd......................   244,000   16,168
    China Flavors & Fragrances Co., Ltd.........................    52,000   14,730
    China Galaxy Securities Co., Ltd., Class H..................   235,000  153,983
*   China Glass Holdings, Ltd...................................    94,000    7,681
#   China Goldjoy Group, Ltd.................................... 1,344,000   54,052
    China Hanking Holdings, Ltd.................................   103,000   13,124
#   China Harmony New Energy Auto Holding, Ltd..................   209,500   74,390
#   China High Speed Transmission Equipment Group Co., Ltd......    78,000   59,130
    China Hongqiao Group, Ltd...................................   250,000  206,087
*   China Huiyuan Juice Group, Ltd..............................   110,500    5,336
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................   107,900  136,093
    China Jinmao Holdings Group, Ltd............................   892,000  578,347
    China Lesso Group Holdings, Ltd.............................   358,000  253,509
    China Merchants Land, Ltd...................................   330,000   57,628
*   China Modern Dairy Holdings, Ltd............................   438,000   65,748
    China National Building Material Co., Ltd., Class H.........   962,200  895,534
    China NT Pharma Group Co., Ltd..............................   207,500   22,231
    China Oil & Gas Group, Ltd.................................. 1,360,000   83,399
    China Oriental Group Co., Ltd...............................   232,000  142,465
    China Overseas Grand Oceans Group, Ltd......................   394,500  210,379
*   China Pioneer Pharma Holdings, Ltd..........................    35,000    4,246
*   China Properties Group, Ltd.................................   101,000   14,923
    China Reinsurance Group Corp., Class H...................... 1,279,000  260,967
    China Resources Cement Holdings, Ltd........................   464,000  465,234
    China Resources Medical Holdings Co., Ltd...................   181,000  131,580
*   China Rundong Auto Group, Ltd...............................    44,000    6,736
    China Sanjiang Fine Chemicals Co., Ltd......................   169,000   44,013
    China SCE Group Holdings, Ltd...............................   409,000  193,318
#*  China Shengmu Organic Milk, Ltd.............................   623,000   28,602
#*  China Silver Group, Ltd.....................................   182,000   15,792
    China South City Holdings, Ltd..............................   732,000  111,094
    China Southern Airlines Co., Ltd., Class H..................    60,000   52,163
    China State Construction International Holdings, Ltd........   464,000  481,565
#*  China Tianrui Group Cement Co., Ltd.........................    32,000   25,268
    China Traditional Chinese Medicine Holdings Co., Ltd........   444,000  252,028
    China Travel International Investment Hong Kong, Ltd........   538,000  124,345
    China Vast Industrial Urban Development Co., Ltd............    68,000   29,299
*   China Water Industry Group, Ltd.............................    72,000    9,654
    China XLX Fertiliser, Ltd...................................   112,000   39,979
*   China Yurun Food Group, Ltd.................................    98,000   16,655
    China ZhengTong Auto Services Holdings, Ltd.................   255,500  141,737
    China Zhongwang Holdings, Ltd...............................   432,000  235,900
    Chinasoft International, Ltd................................   400,000  228,651
    Chongqing Rural Commercial Bank Co., Ltd., Class H..........   560,000  327,581
    Chu Kong Shipping Enterprise Group Co., Ltd.................    78,000   17,799

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
CHINA -- (Continued)
    CIFI Holdings Group Co., Ltd................................   698,000 $463,824
*   CIMC-TianDa Holdings Co., Ltd...............................   380,000   14,077
    CITIC Resources Holdings, Ltd...............................   702,000   66,317
    Citychamp Watch & Jewellery Group, Ltd......................   322,000   71,469
    Clear Media, Ltd............................................    36,000   29,850
*   Coastal Greenland, Ltd......................................   292,000    8,704
    Colour Life Services Group Co., Ltd.........................    83,000   60,374
#*  Comba Telecom Systems Holdings, Ltd.........................   386,193   93,802
    Concord New Energy Group, Ltd............................... 1,350,000   66,246
*   COSCO SHIPPING Development Co., Ltd., Class H...............   845,000  114,259
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....   348,000  225,002
#   Cosmo Lady China Holdings Co., Ltd..........................   148,000   45,703
    CP Pokphand Co., Ltd........................................ 1,350,000  111,801
#   CPMC Holdings, Ltd..........................................   100,000   42,198
    CT Environmental Group, Ltd.................................   532,000   23,057
    Da Ming International Holdings, Ltd.........................    72,000   18,340
    Dah Chong Hong Holdings, Ltd................................   220,000   80,519
    Dawnrays Pharmaceutical Holdings, Ltd.......................   184,000   33,532
*   Differ Group Holding Co., Ltd...............................   190,000   11,515
    Dongyue Group, Ltd..........................................   252,000  183,712
    EVA Precision Industrial Holdings, Ltd......................   164,000   16,943
#   Everbright Securities Co., Ltd., Class H....................    74,000   71,090
*   Fang Holdings, Ltd., ADR....................................    41,556   63,165
    Fantasia Holdings Group Co., Ltd............................   432,000   81,953
    Far East Horizon, Ltd.......................................   510,000  566,903
*   First Tractor Co., Ltd., Class H............................   102,000   26,038
    Fufeng Group, Ltd...........................................   302,000  160,005
#   Fullshare Holdings, Ltd.....................................    82,500    9,256
    Future Land Development Holdings, Ltd.......................   290,000  345,840
#*  GCL New Energy Holdings, Ltd................................ 1,924,000   72,366
#*  GCL-Poly Energy Holdings, Ltd............................... 2,299,000  164,290
    Gemdale Properties & Investment Corp., Ltd..................   938,000  125,786
#   Genertec Universal Medical Group Co., Ltd...................   221,500  176,610
*   Glorious Property Holdings, Ltd.............................    64,000    3,146
*   Golden Meditech Holdings, Ltd...............................   136,000   13,884
    Golden Wheel Tiandi Holdings Co., Ltd.......................   110,000    9,792
    Goldlion Holdings, Ltd......................................    60,000   24,447
#*  GOME Retail Holdings, Ltd................................... 2,806,000  322,258
#   Great Wall Motor Co., Ltd., Class H.........................   595,500  484,916
    Greenland Hong Kong Holdings, Ltd...........................   219,000   90,026
    Greentown China Holdings, Ltd...............................   201,500  182,677
    Guangdong Yueyun Transportation Co., Ltd., Class H..........    35,000   14,230
    Guangshen Railway Co., Ltd., Class H........................   366,000  131,266
    Guangzhou R&F Properties Co., Ltd., Class H.................   218,400  434,482
*   Guolian Securities Co., Ltd., Class H.......................    62,000   22,589
    Guorui Properties, Ltd......................................   215,000   45,130
*   Haichang Ocean Park Holdings, Ltd...........................   264,000   55,956
    Harbin Bank Co., Ltd., Class H..............................   258,000   59,173
#   Harbin Electric Co., Ltd., Class H..........................   166,000   88,921
*   Harmonicare Medical Holdings, Ltd...........................   118,000   30,685
#*  HC Group, Inc...............................................   104,500   53,353
*   Hengdeli Holdings, Ltd......................................   480,000   25,098
    Hilong Holding, Ltd.........................................   231,000   27,974
    Hisense Home Appliances Group Co., Ltd., Class H............    77,000  105,015
    HKC Holdings, Ltd...........................................    41,000   32,992
*   Honghua Group, Ltd..........................................   573,000   48,988
    Honworld Group, Ltd.........................................    49,000   27,539
    Hopson Development Holdings, Ltd............................   168,000  184,480
*   Hua Han Health Industry Holdings, Ltd.......................   764,000   15,485

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
CHINA -- (Continued)
    Hua Hong Semiconductor, Ltd.................................    86,000 $203,849
    Huaneng Renewables Corp., Ltd., Class H..................... 1,274,000  367,243
    Huishang Bank Corp., Ltd., Class H..........................   173,800   74,393
    Inner Mongolia Yitai Coal Co., Ltd., Class H................    28,300   25,074
    Jiangxi Copper Co., Ltd., Class H...........................   273,000  362,126
#   Jiayuan International Group, Ltd............................   210,000   93,988
    Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H.....    28,000   12,456
    Jingrui Holdings, Ltd.......................................   113,000   40,674
*   JinkoSolar Holding Co., Ltd., ADR...........................     7,188  139,878
    Joy City Property, Ltd......................................   934,000  133,266
    Ju Teng International Holdings, Ltd.........................   206,000   60,247
#   Jutal Offshore Oil Services, Ltd............................    50,000    5,169
    Kaisa Group Holdings, Ltd...................................   927,000  393,639
    Kangda International Environmental Co., Ltd.................    94,000   13,192
    Kingboard Holdings, Ltd.....................................   164,000  534,717
    Kingboard Laminates Holdings, Ltd...........................   208,000  218,752
    Kingsoft Corp., Ltd.........................................   157,000  402,142
    Kunlun Energy Co., Ltd......................................   598,000  632,539
    KWG Group Holdings, Ltd.....................................   327,500  384,113
    Lai Fung Holdings, Ltd......................................    20,400   25,557
    Lee & Man Chemical Co., Ltd.................................    50,000   30,394
    Lee & Man Paper Manufacturing, Ltd..........................   353,000  286,527
    Legend Holdings Corp., Class H..............................     4,200   11,456
    Lenovo Group, Ltd...........................................   610,000  565,270
#*  Lifestyle China Group, Ltd..................................   194,000   72,021
#   Livzon Pharmaceutical Group, Inc., Class H..................    20,400   74,203
    Logan Property Holdings Co., Ltd............................   272,000  432,852
    Lonking Holdings, Ltd.......................................   461,000  156,759
#   Maanshan Iron & Steel Co., Ltd., Class H....................   406,000  187,149
    Maoye International Holdings, Ltd...........................   188,000   15,108
    Metallurgical Corp. of China, Ltd., Class H.................    80,000   22,144
    Minmetals Land, Ltd.........................................   340,000   65,390
*   Minsheng Education Group Co., Ltd...........................    54,000   12,481
    Modern Land China Co., Ltd..................................   247,600   41,121
    Nan Hai Corp., Ltd.......................................... 1,800,000   35,564
    Nanjing Panda Electronics Co., Ltd., Class H................    36,000   15,208
*   Nature Home Holding Co., Ltd................................    88,000   15,592
#   NetDragon Websoft Holdings, Ltd.............................    20,500   59,602
*   New Provenance Everlasting Holdings, Ltd.................... 1,530,000    6,445
*   New World Department Store China, Ltd.......................   124,000   26,091
    Nine Dragons Paper Holdings, Ltd............................   381,000  352,630
    NVC Lighting Holdings, Ltd..................................   124,000   11,007
*   O-Net Technologies Group, Ltd...............................    85,000   49,447
    Overseas Chinese Town Asia Holdings, Ltd....................    50,000   21,219
    Ozner Water International Holding, Ltd......................   117,000   24,176
    Pacific Online, Ltd.........................................   100,000   22,836
#*  Panda Green Energy Group, Ltd...............................   574,000   24,257
    Parkson Retail Group, Ltd...................................   316,500   25,854
    PAX Global Technology, Ltd..................................   197,000   92,014
    Poly Property Group Co., Ltd................................   533,000  223,625
    Pou Sheng International Holdings, Ltd.......................   498,000  116,863
    Powerlong Real Estate Holdings, Ltd.........................   329,000  160,238
    Prosperity International Holdings HK, Ltd...................   112,000    2,698
*   PW Medtech Group, Ltd.......................................   206,000   35,153
    Qinhuangdao Port Co., Ltd., Class H.........................   148,000   32,619
    Regal International Airport Group Co., Ltd., Class H........    31,000   25,117
*   Renhe Commercial Holdings Co., Ltd..........................   348,000   11,509
*   Ronshine China Holdings, Ltd................................   110,500  152,174
*   Royale Furniture Holdings, Ltd..............................   190,000   25,426

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
CHINA -- (Continued)
#*  Sany Heavy Equipment International Holdings Co., Ltd........   250,000 $119,595
    Seaspan Corp................................................    10,934  110,871
#*  Semiconductor Manufacturing International Corp..............   634,000  678,829
*   Semiconductor Manufacturing International Corp., ADR........     6,647   35,429
    Shandong Chenming Paper Holdings, Ltd., Class H.............    93,000   48,280
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H....   220,000  216,260
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H...........    54,600   28,974
    Shanghai Haohai Biological Technology Co., Ltd., Class H....     8,100   51,974
    Shanghai Industrial Holdings, Ltd...........................   130,000  305,767
    Shanghai Industrial Urban Development Group, Ltd............   396,000   79,307
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H...................................................   290,000   71,845
#   Shanghai La Chapelle Fashion Co., Ltd., Class H.............    19,200    9,815
*   Shanghai Prime Machinery Co., Ltd., Class H.................   150,000   21,414
#*  Shanghai Zendai Property, Ltd............................... 1,085,000   16,292
    Shengjing Bank Co., Ltd., Class H...........................    76,500   44,451
    Shenzhen Investment, Ltd....................................   857,717  341,306
    Shimao Property Holdings, Ltd...............................   248,000  755,905
    Shougang Fushan Resources Group, Ltd........................   646,000  156,592
    Shui On Land, Ltd...........................................   943,500  229,897
*   Shunfeng International Clean Energy, Ltd....................   400,000   13,742
    Sihuan Pharmaceutical Holdings Group, Ltd...................   888,000  239,271
*   SINA Corp...................................................     9,946  626,001
#*  Sinofert Holdings, Ltd......................................   518,000   64,087
    Sino-Ocean Group Holding, Ltd...............................   804,000  361,190
    Sinopec Engineering Group Co., Ltd., Class H................   312,500  302,196
    Sinopec Kantons Holdings, Ltd...............................   254,000  113,494
    Sinopec Shanghai Petrochemical Co., Ltd., Class H...........   508,000  230,088
    Sinotrans, Ltd., Class H....................................   449,000  184,484
#   Sinotruk Hong Kong, Ltd.....................................   181,000  392,922
#   Skyworth Digital Holdings, Ltd..............................   422,000  124,751
#*  SMI Holdings Group, Ltd.....................................   265,600   16,928
*   SOHO China, Ltd.............................................   533,500  193,509
    Springland International Holdings, Ltd......................   261,000   54,566
*   SRE Group, Ltd.............................................. 1,708,000   22,062
#   Sun King Power Electronics Group............................   146,000   24,062
#*  Sunshine 100 China Holdings, Ltd............................   231,000   46,965
    Tarena International, Inc., ADR.............................     5,537   28,128
    TCL Electronics Holdings, Ltd...............................   144,000   77,157
    Tenfu Cayman Holdings Co., Ltd..............................    77,000   52,105
*   Tenwow International Holdings, Ltd..........................   120,000    2,180
    Texhong Textile Group, Ltd..................................    61,000   82,647
#   Tian An China Investment Co., Ltd...........................   133,000   73,055
#   Tian Ge Interactive Holdings, Ltd...........................   100,000   30,997
#   Tian Shan Development Holding, Ltd..........................    62,000   20,023
#   Tiangong International Co., Ltd.............................   156,000   40,780
#*  Tianjin Capital Environmental Protection Group Co., Ltd.,
      Class H. .................................................    54,000   21,890
    Tianjin Port Development Holdings, Ltd......................   478,000   55,476
    Tianneng Power International, Ltd...........................   142,000  133,348
*   Tibet Water Resources, Ltd..................................   488,000  140,023
    Tomson Group, Ltd...........................................   180,160   69,125
    Tongda Group Holdings, Ltd..................................   890,000   96,478
    Tonly Electronics Holdings, Ltd.............................    15,000   13,004
    Top Spring International Holdings, Ltd......................    79,000   22,748
*   Tou Rong Chang Fu Group, Ltd................................ 1,212,000   18,231
    TPV Technology, Ltd.........................................   240,000   55,740
    Trigiant Group, Ltd.........................................   120,000   21,723
*   Tuniu Corp., Sponsored ADR..................................     4,010   18,446
    Uni-President China Holdings, Ltd...........................   155,000  141,939
*   Vipshop Holdings, Ltd., ADR.................................    85,846  739,134

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHINA -- (Continued)
    Wasion Holdings, Ltd........................................   140,000 $    71,492
    West China Cement, Ltd......................................   698,000      98,057
    Wison Engineering Services Co., Ltd.........................   113,000      16,720
    Xiamen International Port Co., Ltd., Class H................   230,000      32,886
    Xingda International Holdings, Ltd..........................   243,550      77,381
    Xingfa Aluminium Holdings, Ltd..............................    46,000      38,721
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H..........   176,000      15,266
    Xinyi Solar Holdings, Ltd...................................   364,352     207,770
    Xinyuan Real Estate Co., Ltd., ADR..........................     9,848      43,824
    Xtep International Holdings, Ltd............................   206,000     117,446
    Yanzhou Coal Mining Co., Ltd., Class H......................   422,000     450,534
#*  Yashili International Holdings, Ltd.........................   225,000      30,689
    Yeebo International Holdings, Ltd...........................   102,000      16,896
#   Yip's Chemical Holdings, Ltd................................    78,000      26,671
    Yirendai, Ltd., ADR.........................................     3,071      48,645
*   Youyuan International Holdings, Ltd.........................    79,000      24,177
    Yuexiu Property Co., Ltd.................................... 1,738,000     403,426
    Yuzhou Properties Co., Ltd..................................    12,994       6,868
*   YY, Inc., ADR...............................................     8,153     689,825
    Zhaojin Mining Industry Co., Ltd., Class H..................    82,500      71,074
    Zhongsheng Group Holdings, Ltd..............................    83,500     219,668
#   Zhou Hei Ya International Holdings Co., Ltd.................    71,000      37,426
    Zhuhai Holdings Investment Group, Ltd.......................   208,000      23,123
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H...................................................   426,000     250,044
                                                                           -----------
TOTAL CHINA.....................................................            37,837,811
                                                                           -----------
COLOMBIA -- (0.1%)
    Almacenes Exito SA..........................................    57,866     259,509
*   Corp. Financiera Colombiana SA..............................     5,405      42,060
    Grupo Argos SA..............................................    38,703     220,253
    Mineros SA..................................................    12,242       8,633
                                                                           -----------
TOTAL COLOMBIA..................................................               530,455
                                                                           -----------
DENMARK -- (1.5%)
*   Agat Ejendomme A.S..........................................    21,717      14,479
    Alm Brand A.S...............................................    21,624     206,561
*   Bang & Olufsen A.S..........................................     9,001      78,365
    BankNordik P/F..............................................     1,321      22,435
    Brodrene Hartmann A.S.......................................       569      25,256
    Columbus A.S................................................    16,530      33,139
    D/S Norden A.S..............................................     7,133     113,151
    DFDS A.S....................................................    11,348     539,552
    FLSmidth & Co. A.S..........................................    13,033     655,069
    GronlandsBANKEN A.S.........................................       210      17,188
    H Lundbeck A.S..............................................     3,134     132,124
*   H+H International A.S., Class B.............................     7,789     129,635
    Harboes Bryggeri A.S., Class B..............................       929      12,093
    ISS A.S.....................................................    34,088   1,061,555
    Jyske Bank A.S..............................................    18,160     732,474
    Matas A.S...................................................    11,922     118,455
*   NKT A.S.....................................................     6,370     117,496
    NNIT A.S....................................................     2,174      57,344
    North Media A.S.............................................     1,885      10,729
    Parken Sport & Entertainment A.S............................     2,080      33,751
    Per Aarsleff Holding A.S....................................     7,522     249,318
    Ringkjoebing Landbobank A.S.................................     9,116     588,770
    Rockwool International A.S., Class A........................       983     233,786
    Rockwool International A.S., Class B........................     2,385     638,103

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
DENMARK -- (Continued)
    RTX A.S.....................................................   2,583 $   62,553
    Scandinavian Tobacco Group A.S., Class A....................  19,548    232,580
    Schouw & Co., A.S...........................................   4,228    300,859
    Solar A.S., Class B.........................................   1,306     62,035
    Spar Nord Bank A.S..........................................  28,409    244,343
    Sydbank A.S.................................................  19,263    416,154
    Tivoli A.S..................................................     256     26,859
    Topdanmark A.S..............................................   8,267    446,046
*   TORM P.L.C..................................................   6,338     50,241
    Tryg A.S....................................................  16,976    519,545
*   Vestjysk Bank A.S........................................... 146,955     71,758
                                                                         ----------
TOTAL DENMARK...................................................          8,253,801
                                                                         ----------
FINLAND -- (1.6%)
*   Afarak Group Oyj............................................   2,312      2,182
    Ahlstrom-Munksjo Oyj........................................   1,768     26,592
    Aktia Bank Oyj..............................................  10,563    102,856
    Apetit Oyj..................................................   1,748     17,073
    Asiakastieto Group Oyj......................................   4,121    123,846
    Aspo Oyj....................................................   4,867     46,421
    Atria Oyj...................................................   4,682     42,650
    Bittium Oyj.................................................   5,009     37,923
    Cargotec Oyj, Class B.......................................   7,354    301,922
    Cramo Oyj...................................................   3,055     64,296
    Digia Oyj...................................................   2,936      9,766
    Finnair Oyj.................................................  18,878    157,887
    Fiskars Oyj Abp.............................................  10,426    237,586
*   HKScan Oyj, Class A.........................................   8,775     21,770
    Huhtamaki Oyj...............................................  30,631  1,171,365
    Kemira Oyj..................................................  31,129    441,208
    Kesko Oyj, Class A..........................................   2,012     96,769
    Kesko Oyj, Class B..........................................  11,509    598,467
    Konecranes Oyj..............................................  20,681    864,465
    Lassila & Tikanoja Oyj......................................   3,903     63,396
    Metsa Board Oyj.............................................  34,502    193,002
    Metso Oyj...................................................  27,264  1,020,144
    Nokian Renkaat Oyj..........................................  25,164    843,492
    Olvi Oyj, Class A...........................................   2,500     92,611
    Oriola Oyj, Class B.........................................  35,427     91,423
    Outokumpu Oyj...............................................  96,274    368,611
*   Outotec Oyj.................................................  13,838     73,102
    Pihlajalinna Oyj............................................     824      9,940
    Raisio Oyj, Class V.........................................  39,174    131,296
    Ramirent Oyj................................................  24,382    171,263
    Rapala VMC Oyj..............................................   2,534      8,675
    Sanoma Oyj..................................................  22,832    233,095
    Stora Enso Oyj, Class R.....................................  51,976    647,284
    Teleste Oyj.................................................   3,463     22,715
    Tokmanni Group Corp.........................................   8,194     71,754
    Uponor Oyj..................................................  15,446    184,974
    YIT Oyj.....................................................  51,808    317,881
                                                                         ----------
TOTAL FINLAND...................................................          8,909,702
                                                                         ----------
FRANCE -- (4.2%)
*   Air France-KLM..............................................  56,081    647,147
    AKWEL.......................................................   2,241     43,734
    Albioma SA..................................................   6,690    157,415
    Altran Technologies SA......................................  45,759    596,583

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
*   Amplitude Surgical SAS......................................   3,965 $   11,702
    APRIL SA....................................................   3,075     73,789
    Arkema SA...................................................  18,073  1,855,674
    Assystem SA.................................................   2,003     78,824
    Axway Software SA...........................................   1,894     27,069
*   Baikowski SAS...............................................     290      4,884
    Beneteau SA.................................................   6,327     80,323
    Bigben Interactive..........................................   4,235     50,690
    Boiron SA...................................................     186      9,926
    Bonduelle SCA...............................................   4,150    132,918
    Burelle SA..................................................      63     66,450
    Casino Guichard Perrachon SA................................  12,265    502,188
*   Cegedim SA. ................................................   1,691     49,221
*   CGG SA...................................................... 137,896    249,281
    Chargeurs SA................................................   4,449     94,799
    Cie des Alpes...............................................   2,401     72,485
    Cie Plastic Omnium SA.......................................   8,906    269,829
*   Coface SA...................................................  26,115    263,418
    Derichebourg SA.............................................  28,861    125,767
    Eiffage SA..................................................   2,559    267,188
    Elior Group SA..............................................  30,294    419,637
    Elis SA.....................................................  49,743    887,742
    Eramet......................................................   2,085    145,941
*   Erytech Pharma SA...........................................     960      7,643
    Esso SA Francaise...........................................     936     32,136
*   Etablissements Maurel et Prom...............................   7,662     28,965
    Europcar Mobility Group.....................................  31,008    258,672
    Eutelsat Communications SA..................................  46,088    832,941
    Exel Industries, Class A....................................     396     28,871
    Faurecia SA.................................................  14,836    754,878
    Fleury Michon SA............................................     380     17,221
*   Fnac Darty S.A..............................................   4,331    380,758
    GL Events...................................................   2,053     50,594
    Groupe Crit.................................................     634     48,538
    Groupe Open.................................................   1,154     21,667
    Guerbet.....................................................   1,201     71,711
    Haulotte Group SA...........................................   3,289     32,168
    HERIGE SADCS................................................     241      7,002
    Iliad SA....................................................   4,055    413,112
    Ingenico Group SA...........................................   7,869    664,145
    IPSOS.......................................................  10,300    298,764
    Jacquet Metal Service SA....................................   2,930     58,435
    Korian SA...................................................  14,231    572,854
    Lagardere SCA...............................................  27,695    754,296
*   Latecoere SACA..............................................  16,497     60,317
    Laurent-Perrier.............................................     630     66,677
    Le Belier...................................................     479     17,830
    LISI........................................................   5,553    185,884
    Maisons du Monde SA.........................................   9,804    211,091
    Maisons France Confort SA...................................     794     32,908
    Manitou BF SA...............................................   2,169     71,355
    Manutan International.......................................     765     58,189
    Mersen SA...................................................   4,973    176,989
*   METabolic EXplorer SA.......................................   4,107      8,257
    Mr Bricolage SA.............................................     727      4,441
    Neopost SA..................................................  10,487    257,232
    Nexans SA...................................................   7,808    273,863
    Nexity SA...................................................  11,826    553,153
    NRJ Group...................................................   4,442     34,892

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FRANCE -- (Continued)
*   OL Groupe SA................................................   4,185 $    13,978
    PSB Industries SA...........................................     290      10,329
    Rexel SA....................................................  88,383   1,188,212
    Rothschild & Co.............................................   7,481     257,456
    Samse SA....................................................     101      15,694
    Savencia SA.................................................   1,399     106,652
    SCOR SE.....................................................  47,204   1,927,084
    Seche Environnement SA......................................   1,014      34,447
    SES SA......................................................  60,480   1,029,834
    Societe BIC SA..............................................   4,093     352,597
*   Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco....................................................     430      23,497
    Sopra Steria Group..........................................   1,185     151,343
    SPIE SA.....................................................  30,964     597,771
*   Stallergenes Greer P.L.C....................................     846      34,874
    Stef SA.....................................................     974      92,252
    Synergie SA.................................................   1,714      68,670
    Tarkett SA..................................................   9,449     229,042
    Television Francaise 1......................................  18,336     200,425
    Total Gabon.................................................     282      49,311
    Valeo SA....................................................  44,231   1,608,802
*   Vallourec SA................................................  86,238     213,937
    Vetoquinol SA...............................................     891      55,976
    Vicat SA....................................................   5,492     290,439
    VIEL & Cie SA...............................................   3,477      19,505
    Vilmorin & Cie SA...........................................   1,543      85,863
    Vranken-Pommery Monopole SA.................................   1,043      27,276
                                                                         -----------
TOTAL FRANCE....................................................          23,218,339
                                                                         -----------
GERMANY -- (5.6%)
    1&1 Drillisch AG............................................  13,980     522,049
    7C Solarparken AG...........................................   4,148      14,311
    Aareal Bank AG..............................................  16,248     568,325
*   ADVA Optical Networking SE..................................  13,991     120,086
    Allgeier SE.................................................     576      16,511
    Aurubis AG..................................................  10,111     494,390
    Axel Springer SE............................................   8,165     462,462
    Bauer AG....................................................   2,540      63,946
    BayWa AG....................................................   4,365     128,669
    Bertrandt AG................................................   1,590     124,083
    Bijou Brigitte AG...........................................   1,280      63,333
    Bilfinger SE................................................   8,089     299,135
    Borussia Dortmund GmbH & Co. KGaA...........................  14,558     139,826
*   CECONOMY AG.................................................   5,660      38,018
    CENTROTEC Sustainable AG....................................   2,342      30,962
    comdirect bank AG...........................................   4,263      49,694
*   Commerzbank AG.............................................. 311,524   2,807,888
    Corestate Capital Holding SA................................   2,886     115,939
    Covestro AG.................................................  26,810   1,473,145
    CropEnergies AG.............................................   6,697      43,900
    Deutsche Pfandbriefbank AG..................................  41,103     573,917
    Deutz AG....................................................  42,249     417,504
*   Dialog Semiconductor P.L.C..................................  23,703     922,146
    DMG Mori AG.................................................   6,534     336,959
    Draegerwerk AG & Co. KGaA...................................     699      32,633
    Duerr AG....................................................   2,614     118,215
    Eckert & Ziegler Strahlen- und Medizintechnik AG............     249      21,972
    Elmos Semiconductor AG......................................   3,728     102,715
    First Sensor AG.............................................   1,987      53,348
    FORTEC Elektronik AG........................................     585      13,759

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    Fraport AG Frankfurt Airport Services Worldwide.............  12,970 $1,079,689
    Freenet AG..................................................  36,568    859,173
    GEA Group AG................................................  45,578  1,276,990
    Gerresheimer AG.............................................   1,530    115,274
    Gesco AG....................................................   2,252     65,228
    GFT Technologies SE.........................................   2,935     29,931
    Grammer AG..................................................     561     24,249
    H&R GmbH & Co. KGaA.........................................   2,693     22,289
    Hapag-Lloyd AG..............................................   6,986    215,086
*   Heidelberger Druckmaschinen AG..............................  58,273    109,182
    Hella GmbH & Co KGaA........................................   8,758    477,741
    Highlight Communications AG.................................   1,774      9,064
*   HolidayCheck Group AG.......................................  11,225     39,415
    Hornbach Baumarkt AG........................................   2,035     39,337
    Hornbach Holding AG & Co. KGaA..............................   2,631    142,635
    Indus Holding AG............................................   5,567    296,642
    K+S AG......................................................  59,745  1,216,550
    KION Group AG...............................................  19,993  1,375,371
    Kloeckner & Co. SE..........................................  21,008    147,814
    Koenig & Bauer AG...........................................   2,894    140,691
    Krones AG...................................................   3,314    309,184
    KSB SE & Co. KGaA...........................................      12      4,454
    KWS Saat SE.................................................   2,810    190,660
    Lanxess AG..................................................  17,402  1,007,730
    Leifheit AG.................................................   2,166     52,923
    Leoni AG....................................................  10,209    236,072
*   LPKF Laser & Electronics AG.................................   1,663     16,443
*   Manz AG.....................................................     474     13,178
    Mediclin AG.................................................   5,270     32,828
    METRO AG....................................................  56,322    956,996
    MLP SE......................................................  20,468    103,172
*   Nordex SE...................................................  18,876    306,620
    OSRAM Licht AG..............................................  28,719    987,790
    Patrizia Immobilien AG......................................  14,619    304,913
    PNE AG......................................................  16,656     45,972
    QSC AG......................................................  36,769     62,057
    Rheinmetall AG..............................................  12,040  1,387,345
    RHOEN-KLINIKUM AG...........................................   7,982    235,525
    RIB Software SE.............................................  10,200    200,959
    RWE AG......................................................  51,929  1,331,981
    SAF-Holland SA..............................................  14,002    174,723
    Salzgitter AG...............................................   9,223    304,831
*   Schaltbau Holding AG........................................   1,244     39,501
    Schloss Wachenheim AG.......................................     204      4,019
*   SGL Carbon SE...............................................   9,662     86,506
    SHW AG......................................................   1,188     27,543
    Sixt Leasing SE.............................................   2,437     35,337
    SMA Solar Technology AG.....................................   2,710     61,847
*   SMT Scharf AG...............................................     967     14,036
    Softing AG..................................................   1,101      9,576
    Software AG.................................................  13,806    526,895
    Suedzucker AG...............................................  17,079    262,835
*   SUESS MicroTec SE...........................................   4,556     59,969
    Surteco Group SE............................................   1,940     54,568
    Syzygy AG...................................................   1,064     11,010
    Takkt AG....................................................   9,644    151,792
*   Talanx AG...................................................  14,635    585,696
*   Tele Columbus AG............................................   5,946     12,805
    Telefonica Deutschland Holding AG........................... 157,089    510,121

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
*   Tom Tailor Holding SE.......................................     7,555 $    20,847
    Traffic Systems SE..........................................     1,246      19,493
    United Internet AG..........................................    25,514   1,025,787
    VERBIO Vereinigte BioEnergie AG.............................     6,468      56,115
    Vossloh AG..................................................     2,607     119,995
    Wacker Chemie AG............................................     4,104     360,776
    Wacker Neuson SE............................................     9,369     260,374
    Wuestenrot & Wuerttembergische AG...........................     6,846     140,504
    Zeal Network SE.............................................     1,828      41,591
                                                                           -----------
TOTAL GERMANY...................................................            30,618,085
                                                                           -----------
GREECE -- (0.0%)
*   Ellaktor SA.................................................    14,654      28,160
*   Iaso SA.....................................................     7,631      12,659
*   Intracom Holdings SA........................................    11,350      11,353
*   Marfin Investment Group Holdings SA.........................   113,313      11,659
*   Piraeus Bank SA.............................................    14,168      28,883
                                                                           -----------
TOTAL GREECE....................................................                92,714
                                                                           -----------
HONG KONG -- (2.0%)
    Allied Properties HK, Ltd...................................   374,000      85,869
*   Applied Development Holdings, Ltd...........................   475,000      23,481
    Asia Financial Holdings, Ltd................................    32,000      19,453
    Associated International Hotels, Ltd........................    12,000      35,187
    Automated Systems Holdings, Ltd.............................   110,400      14,654
    BOC Aviation, Ltd...........................................    43,200     371,325
    BOCOM International Holdings Co., Ltd.......................   134,000      27,206
    BOE Varitronix, Ltd.........................................   149,000      44,859
    Bright Smart Securities & Commodities Group, Ltd............   110,000      25,434
*   Brightoil Petroleum Holdings, Ltd...........................   238,000      45,508
*   Burwill Holdings, Ltd.......................................   664,000      11,773
    Cathay Pacific Airways, Ltd.................................    68,000     114,513
    Century City International Holdings, Ltd....................   224,000      20,008
    CGN Mining Co., Ltd.........................................   300,000      14,939
    Cheuk Nang Holdings, Ltd....................................    33,451      18,088
    Chevalier International Holdings, Ltd.......................    20,000      31,361
*   China Energy Development Holdings, Ltd...................... 1,454,000      31,557
*   China Shandong Hi-Speed Financial Group, Ltd................   282,000      12,866
*   China Tonghai International Financial, Ltd..................   330,000      24,436
    Chong Hing Bank, Ltd........................................    43,000      81,444
    Chow Sang Sang Holdings International, Ltd..................    82,000     136,264
    CHTC Fong's International Co., Ltd..........................    32,000       3,634
    Chuang's Consortium International, Ltd......................   180,000      41,053
    CITIC Telecom International Holdings, Ltd...................   307,000     127,218
    CK Life Sciences Intl Holdings, Inc.........................   618,000      35,901
    CNQC International Holdings, Ltd............................   115,000      23,308
    CNT Group, Ltd..............................................   150,000       6,645
    CSI Properties, Ltd......................................... 1,310,000      73,502
    CW Group Holdings, Ltd......................................   183,500       2,026
    Dah Sing Banking Group, Ltd.................................    88,000     168,413
    Dah Sing Financial Holdings, Ltd............................    39,200     205,916
    Eagle Nice International Holdings, Ltd......................    44,000      16,533
    Emperor International Holdings, Ltd.........................   270,000      80,690
#*  Esprit Holdings, Ltd........................................   499,100     101,306
    Far East Consortium International, Ltd......................   278,882     131,679
#*  FIH Mobile, Ltd.............................................   833,000     124,510
    First Pacific Co., Ltd......................................   576,000     238,890
*   First Shanghai Investments, Ltd.............................   208,000      15,408

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
HONG KONG -- (Continued)
    Fountain SET Holdings, Ltd..................................   142,000 $ 24,938
    Get Nice Financial Group, Ltd...............................   105,050   13,141
    Get Nice Holdings, Ltd...................................... 2,022,000   72,208
#   Global Brands Group Holding, Ltd............................   121,199   14,826
#   Goodbaby International Holdings, Ltd........................   231,000   65,595
*   Greenheart Group, Ltd.......................................    41,800    2,561
#   Guotai Junan International Holdings, Ltd....................   650,000  131,200
#   Haitong International Securities Group, Ltd.................   568,657  206,284
    Hang Lung Group, Ltd........................................   208,000  620,340
    Hanison Construction Holdings, Ltd..........................   105,877   18,231
    Harbour Centre Development, Ltd.............................    17,000   31,211
    HKR International, Ltd......................................   199,040  109,565
    Hon Kwok Land Investment Co., Ltd...........................    54,000   28,211
*   Hong Kong Finance Investment Holding Group, Ltd.............   274,000   31,810
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................   112,000   42,403
    Hongkong & Shanghai Hotels, Ltd. (The)......................   134,000  196,204
    Hopewell Holdings, Ltd......................................   118,000  583,622
*   Hsin Chong Group Holdings, Ltd..............................   532,000   23,735
    Hutchison Telecommunications Hong Kong Holdings, Ltd........   318,000  134,682
    IPE Group, Ltd..............................................    75,000    9,277
*   IRC, Ltd.................................................... 1,186,000   26,805
    IT, Ltd.....................................................   102,000   49,471
    ITC Properties Group, Ltd...................................    80,062   19,797
#   Jacobson Pharma Corp., Ltd..................................   180,000   34,010
    Johnson Electric Holdings, Ltd..............................    69,000  162,441
    Kader Holdings Co., Ltd.....................................   136,000   15,252
    Kerry Logistics Network, Ltd................................   131,500  234,635
    Kerry Properties, Ltd.......................................   154,000  659,177
    Kingmaker Footwear Holdings, Ltd............................    74,000   15,545
    Kowloon Development Co., Ltd................................    55,000   74,791
    Lai Sun Development Co., Ltd................................    58,800   92,022
    Lai Sun Garment International, Ltd..........................    60,200   89,552
*   Landing International Development, Ltd......................   385,200  123,116
    Landsea Green Group Co., Ltd................................   264,000   33,050
    Li & Fung, Ltd.............................................. 1,326,000  220,318
    Liu Chong Hing Investment, Ltd..............................    40,000   69,635
    Luk Fook Holdings International, Ltd........................    77,000  275,891
    Luks Group Vietnam Holdings Co., Ltd........................    30,000    7,198
    Lung Kee Bermuda Holdings...................................    32,000   13,952
    Macau Legend Development, Ltd...............................   523,000   84,024
    Melco International Development, Ltd........................   114,000  280,133
    Midland Holdings, Ltd.......................................    95,517   20,855
    Million Hope Industries Holdings, Ltd.......................    42,350    3,941
    Ming Fai International Holdings, Ltd........................   106,000   15,279
    Miramar Hotel & Investment..................................    48,000  100,871
    Modern Dental Group, Ltd....................................   151,000   25,991
*   Mongolian Mining Corp....................................... 2,023,000   37,977
    Nameson Holdings, Ltd.......................................   134,000   12,111
*   NewOcean Energy Holdings, Ltd...............................   242,000   66,685
*   Pacific Andes International Holdings, Ltd...................   668,000    2,333
#   Pacific Basin Shipping, Ltd................................. 1,042,000  214,091
    Paliburg Holdings, Ltd......................................    86,000   35,334
    PC Partner Group, Ltd.......................................    28,000    7,697
    PCCW, Ltd...................................................   501,000  302,093
    Pico Far East Holdings, Ltd.................................    74,000   27,218
    Polytec Asset Holdings, Ltd.................................   332,700   47,519
    Public Financial Holdings, Ltd..............................    76,000   33,237
    Regal Hotels International Holdings, Ltd....................    68,000   42,585

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
HONG KONG -- (Continued)
*   Regent Pacific Group, Ltd...................................   530,000 $    16,924
    SAS Dragon Holdings, Ltd....................................    64,000      21,062
    Shangri-La Asia, Ltd........................................   304,000     431,006
    Singamas Container Holdings, Ltd............................   432,000      76,559
    Sitoy Group Holdings, Ltd...................................    81,000      18,976
    SmarTone Telecommunications Holdings, Ltd...................    54,000      56,278
    Soundwill Holdings, Ltd.....................................    23,500      35,189
*   South China Holdings Co., Ltd...............................   190,000       5,152
    Stella International Holdings, Ltd..........................    95,500     169,461
#*  Summit Ascent Holdings, Ltd.................................   158,000      32,837
    Sun Hung Kai & Co., Ltd.....................................   143,000      71,317
    Tao Heung Holdings, Ltd.....................................   133,000      25,952
    Television Broadcasts, Ltd..................................    73,000     143,419
    Texwinca Holdings, Ltd......................................   188,000      74,738
#*  Town Health International Medical Group, Ltd................   764,000      67,199
    Transport International Holdings, Ltd.......................    41,600     127,017
*   Trinity, Ltd................................................   490,000      23,749
    Tsui Wah Holdings, Ltd......................................    58,000       6,215
    United Laboratories International Holdings, Ltd. (The)......   170,000      99,548
    Value Partners Group, Ltd...................................    76,000      57,283
    Vedan International Holdings, Ltd...........................    80,000       7,866
    Victory City International Holdings, Ltd.................... 1,222,000      14,169
#   VSTECS Holdings, Ltd........................................   144,000      78,847
    Wai Kee Holdings, Ltd.......................................    48,000      32,574
    Win Hanverky Holdings, Ltd..................................   162,000      20,432
    Wing On Co. International, Ltd..............................    20,000      68,195
    Wing Tai Properties, Ltd....................................    72,000      54,683
    Xinyi Glass Holdings, Ltd...................................   118,000     134,960
    Yue Yuen Industrial Holdings, Ltd...........................   113,000     364,988
                                                                           -----------
TOTAL HONG KONG.................................................            10,860,128
                                                                           -----------
INDIA -- (2.7%)
    Aarti Drugs, Ltd............................................     1,309      11,672
    ACC, Ltd....................................................       653      15,324
    Adani Enterprises, Ltd......................................    47,929      87,295
*   Adani Gas, Ltd..............................................    47,929      90,950
*   Adani Transmissions, Ltd....................................    27,470      86,134
*   Aditya Birla Capital, Ltd...................................    27,987      39,302
    Advanced Enzyme Technologies, Ltd...........................     4,649      12,731
    Alembic Pharmaceuticals, Ltd................................     5,218      41,653
    Alembic, Ltd................................................    15,848       9,508
*   Allahabad Bank..............................................    15,531      10,422
    Allcargo Logistics, Ltd.....................................     6,482      10,013
*   Andhra Bank.................................................    93,956      33,402
    Andhra Sugars, Ltd. (The)...................................     1,664       8,242
*   Anveshan Heavy Engineering, Ltd.............................       897       5,964
    Apar Industries, Ltd........................................     1,626      15,686
    APL Apollo Tubes, Ltd.......................................        43         986
    Apollo Hospitals Enterprise, Ltd............................    17,269     302,834
    Apollo Tyres, Ltd...........................................    59,452     175,558
*   Arvind Fashions, Ltd........................................     4,845      69,661
    Arvind, Ltd.................................................    24,226      28,892
    Ashiana Housing, Ltd........................................     3,606       6,068
    Ashok Leyland, Ltd..........................................    76,559      95,898
    Ashoka Buildcon, Ltd........................................     5,092       9,063
    Atul, Ltd...................................................     1,482      72,510
    Aurobindo Pharma, Ltd.......................................     5,203      61,112
*   Bajaj Hindusthan Sugar, Ltd.................................   136,477      16,286
    Balaji Telefilms, Ltd.......................................     4,057       4,400

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Balmer Lawrie & Co., Ltd....................................   8,795 $ 21,436
    Balrampur Chini Mills, Ltd..................................  24,147   52,465
    Banco Products India, Ltd...................................   3,807    8,113
*   Bank of Baroda.............................................. 135,483  227,103
*   Bank of Maharashtra.........................................  85,464   22,196
    Bannari Amman Sugars, Ltd...................................     400    8,125
    BEML, Ltd...................................................   1,599   20,045
    Bharat Electronics, Ltd.....................................  86,675  108,474
    Bharat Heavy Electricals, Ltd............................... 142,826  145,095
    Birla Corp., Ltd............................................   4,098   29,545
    Bliss Gvs Pharma, Ltd.......................................   9,745   23,599
    Bodal Chemicals, Ltd........................................   4,733    8,281
    Borosil Glass Works, Ltd....................................   2,927    8,481
    Brigade Enterprises, Ltd....................................   7,735   25,085
    Can Fin Homes, Ltd..........................................   2,961   13,529
    Ceat, Ltd...................................................   4,557   68,873
    Century Textiles & Industries, Ltd..........................   3,284   43,320
*   CG Power and Industrial Solutions, Ltd......................  19,678   10,655
    Chambal Fertilizers & Chemicals, Ltd........................  29,997   67,008
    Chennai Super Kings Cricket, Ltd............................  33,314      202
    Cholamandalam Investment and Finance Co., Ltd...............   5,830  116,324
    City Union Bank, Ltd........................................  48,183  141,312
    Cochin Shipyard, Ltd........................................   5,431   29,373
*   Coffee Day Enterprises, Ltd.................................   3,001   11,236
*   Cox & Kings Financial Service, Ltd..........................   5,878    3,199
    Cox & Kings, Ltd............................................  17,636   30,686
    Cyient, Ltd.................................................  10,755   91,189
    DCB Bank, Ltd...............................................  35,470  107,981
    DCM Shriram, Ltd............................................   8,218   51,696
    Deepak Nitrite, Ltd.........................................   5,821   22,106
    Delta Corp., Ltd............................................   9,086   31,993
    Dewan Housing Finance Corp., Ltd............................  32,603   62,283
    Dhanuka Agritech, Ltd.......................................   1,860    9,974
    Dish TV India, Ltd..........................................  89,232   46,183
*   Dishman Carbogen Amcis, Ltd.................................   9,244   30,298
    DLF, Ltd....................................................  84,558  209,252
    eClerx Services, Ltd........................................   2,967   48,843
    EID Parry India, Ltd........................................  10,423   28,988
    EIH, Ltd....................................................  22,745   61,740
    Engineers India, Ltd........................................  27,526   44,185
    Entertainment Network India, Ltd............................     956    6,759
    Escorts, Ltd................................................   6,385   68,327
    Essel Propack, Ltd..........................................  12,158   23,678
    Excel Industries, Ltd.......................................     588    8,950
    Exide Industries, Ltd.......................................  17,246   53,061
*   FDC, Ltd....................................................   6,847   17,299
    Federal Bank, Ltd........................................... 305,791  408,362
*   Federal-Mogul Goetze India, Ltd.............................   2,233   17,778
    Finolex Cables, Ltd.........................................   4,481   28,362
    Finolex Industries, Ltd.....................................   6,297   41,970
    Firstsource Solutions, Ltd..................................  49,505   36,133
*   Fortis Healthcare, Ltd......................................  72,224  144,273
*   Future Enterprises, Ltd.....................................  26,832   13,123
    Gabriel India, Ltd..........................................   5,953   12,477
    Gateway Distriparks, Ltd....................................   6,831   12,999
*   Gayatri Projects, Ltd.......................................  10,332   24,162
    Geojit Financial Services, Ltd..............................   9,677    5,343
    GHCL, Ltd...................................................   6,025   21,706
    GIC Housing Finance, Ltd....................................   4,302   15,978

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Glenmark Pharmaceuticals, Ltd...............................  20,546 $187,379
    Godfrey Phillips India, Ltd.................................   2,053   32,492
    Granules India, Ltd.........................................  24,708   39,736
    Great Eastern Shipping Co., Ltd. (The)......................  12,230   50,681
    Greaves Cotton, Ltd.........................................  12,934   27,719
    Gujarat Alkalies & Chemicals, Ltd...........................   3,823   26,450
    Gujarat Ambuja Exports, Ltd.................................   5,661   17,090
    Gujarat Fluorochemicals, Ltd................................   5,043   75,809
    Gujarat Mineral Development Corp., Ltd......................  25,917   27,555
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........   8,616   38,683
    Gujarat Pipavav Port, Ltd...................................  36,112   45,527
    Gujarat State Petronet, Ltd.................................  17,504   49,839
    HBL Power Systems, Ltd......................................  28,986    9,974
    HeidelbergCement India, Ltd.................................   9,822   25,772
    Heritage Foods, Ltd.........................................   1,009    7,552
    Hikal, Ltd..................................................   9,005   22,938
    HIL, Ltd....................................................     480   12,772
    Himachal Futuristic Communications, Ltd..................... 103,165   32,791
    Himadri Speciality Chemical, Ltd............................   6,520   10,367
    Himatsingka Seide, Ltd......................................   2,776    8,497
    Hinduja Global Solutions, Ltd...............................   1,469   13,055
*   Housing Development & Infrastructure, Ltd...................  54,930   18,248
    HSIL, Ltd...................................................   5,251   20,295
    Huhtamaki PPL, Ltd..........................................   2,798    9,053
    I G Petrochemicals, Ltd.....................................   1,550    6,558
*   IDFC First Bank, Ltd........................................ 293,401  209,700
    IDFC, Ltd................................................... 193,597  111,101
*   IFCI, Ltd................................................... 141,393   21,555
    IIFL Holdings, Ltd..........................................  13,052   80,903
    India Cements, Ltd. (The)...................................  48,461   74,391
    Indiabulls Housing Finance, Ltd.............................  40,187  399,485
    Indiabulls Integrated Services, Ltd.........................   3,287   14,167
*   Indiabulls Real Estate, Ltd.................................  23,120   37,855
*   Indian Bank.................................................  19,369   70,457
    Indian Hotels Co., Ltd. (The)...............................  18,518   41,004
    Indian Hume Pipe Co., Ltd...................................   4,202   16,072
*   Indian Overseas Bank........................................  48,787    9,897
    Indo Count Industries, Ltd..................................   8,158    4,772
    Indoco Remedies, Ltd........................................   2,710    7,755
    INEOS Styrolution India, Ltd................................   1,406   11,032
    Ingersoll-Rand India, Ltd...................................   1,657   14,488
*   Inox Leisure, Ltd...........................................   8,188   36,883
*   Inox Wind, Ltd..............................................   9,662    8,906
*   Intellect Design Arena, Ltd.................................   7,679   24,893
*   International Paper APPM, Ltd...............................   1,693   10,775
    Ipca Laboratories, Ltd......................................  10,160  140,023
    ITD Cementation India, Ltd..................................   5,292    9,431
    J Kumar Infraprojects, Ltd..................................   5,857   10,162
    Jagran Prakashan, Ltd.......................................  17,230   28,139
    Jai Corp., Ltd..............................................  13,925   23,287
    Jain Irrigation Systems, Ltd................................  70,388   54,885
*   Jammu & Kashmir Bank, Ltd. (The)............................  39,640   34,447
    JB Chemicals & Pharmaceuticals, Ltd.........................   3,415   16,922
    Jindal Saw, Ltd.............................................  28,520   33,288
*   Jindal Stainless Hisar, Ltd.................................   6,241    7,811
*   Jindal Stainless, Ltd.......................................  31,443   16,827
*   Jindal Steel & Power, Ltd...................................  67,984  174,204
    JK Cement, Ltd..............................................   2,985   39,026
    JK Lakshmi Cement, Ltd......................................   4,450   23,738

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
INDIA -- (Continued)
    JK Paper, Ltd............................................... 12,273 $ 24,325
    JK Tyre & Industries, Ltd................................... 17,886   22,299
    JM Financial, Ltd........................................... 37,220   47,648
    JMC Projects India, Ltd.....................................  5,725    9,340
*   JSW Energy, Ltd............................................. 84,735   84,779
    Jubilant Life Sciences, Ltd................................. 13,841  131,199
*   Just Dial, Ltd..............................................  4,967   41,396
    Kalpataru Power Transmission, Ltd...........................  5,875   39,340
    Karnataka Bank, Ltd. (The).................................. 30,949   56,302
    Karur Vysya Bank, Ltd. (The)................................ 66,610   74,472
    Kaveri Seed Co., Ltd........................................  2,134   13,626
    KCP, Ltd. (The).............................................  5,424    6,941
    KEC International, Ltd......................................  4,527   18,587
    KEI Industries, Ltd.........................................  5,770   34,036
*   Kesoram Industries, Ltd.....................................  8,765    8,354
*   Kiri Industries, Ltd........................................  1,161    9,061
    Kirloskar Brothers, Ltd.....................................  3,469    8,433
    Kolte-Patil Developers, Ltd.................................  3,052   10,119
*   KPIT Engineering, Ltd....................................... 27,966   41,515
*   KPIT Technologies, Ltd...................................... 27,966   37,891
    KPR Mill, Ltd...............................................  2,394   20,576
    KRBL, Ltd...................................................  6,415   30,813
    KSB, Ltd....................................................  1,337   12,748
    L&T Finance Holdings, Ltd................................... 63,253  119,026
    Lakshmi Machine Works, Ltd..................................    394   32,732
*   Lakshmi Vilas Bank, Ltd. (The).............................. 26,803   29,005
    Laurus Labs, Ltd............................................  4,742   26,173
    LG Balakrishnan & Bros, Ltd.................................  1,438    7,589
    LIC Housing Finance, Ltd.................................... 58,793  419,716
    Linde India, Ltd............................................  3,348   23,150
    Lumax Auto Technologies, Ltd................................  5,275    9,300
    Maharashtra Seamless, Ltd...................................  3,404   23,251
*   Mahindra CIE Automotive, Ltd................................ 19,585   64,287
    Mahindra Holidays & Resorts India, Ltd......................  3,898   13,171
    Mahindra Lifespace Developers, Ltd..........................  5,046   27,667
    Manappuram Finance, Ltd..................................... 90,129  152,493
    Marksans Pharma, Ltd........................................ 41,168   13,948
    Mastek, Ltd.................................................  2,556   17,591
*   Max India, Ltd.............................................. 17,756   17,918
    Mayur Uniquoters, Ltd.......................................  2,063    9,866
    McLeod Russel India, Ltd....................................  8,584    7,529
    Merck, Ltd..................................................  1,383   73,956
    Minda Corp., Ltd............................................  6,340   11,591
    MM Forgings, Ltd............................................  1,438   11,372
    MOIL, Ltd...................................................  5,375   11,853
    Motilal Oswal Financial Services, Ltd.......................  1,840   18,756
    MRF, Ltd....................................................     62   47,377
*   Music Broadcast, Ltd........................................ 13,345   11,199
    Muthoot Finance, Ltd........................................ 24,216  207,925
    Natco Pharma, Ltd...........................................  2,670   20,737
    National Aluminium Co., Ltd................................. 84,556   63,230
    Nava Bharat Ventures, Ltd................................... 20,038   29,394
    Navneet Education, Ltd......................................  6,550   10,505
    NCC, Ltd.................................................... 83,988  119,776
    NESCO, Ltd..................................................  2,733   19,580
    NIIT Technologies, Ltd......................................    711   13,200
*   NIIT, Ltd................................................... 12,442   18,827
    Nilkamal, Ltd...............................................  1,710   32,664
    NOCIL, Ltd.................................................. 11,119   21,432

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Oberoi Realty, Ltd..........................................   5,229 $ 38,128
    Odisha Cement, Ltd..........................................   9,063  149,110
    Omaxe, Ltd..................................................   6,338   18,936
*   Oriental Bank of Commerce...................................  20,033   27,698
    Oriental Carbon & Chemicals, Ltd............................   1,088   17,958
    Paisalo Digital, Ltd........................................   2,324   10,788
    Parag Milk Foods, Ltd.......................................   5,742   19,853
    PC Jeweller, Ltd............................................  12,602   21,512
    Persistent Systems, Ltd.....................................   9,041   82,551
    Petronet LNG, Ltd........................................... 100,509  347,184
    Pfizer, Ltd.................................................   1,821   82,531
    Phillips Carbon Black, Ltd..................................   8,230   18,622
    PNB Housing Finance, Ltd....................................   4,483   45,670
    PNC Infratech, Ltd..........................................   4,902   10,610
    Polyplex Corp., Ltd.........................................   1,537   11,327
    Power Finance Corp., Ltd.................................... 121,025  200,616
    Power Mech Projects, Ltd....................................     880   11,234
    Praj Industries, Ltd........................................  14,719   28,898
    Prestige Estates Projects, Ltd..............................  25,451   96,452
    PTC India, Ltd..............................................  42,176   41,846
    Quick Heal Technologies, Ltd................................   3,225    9,720
    Rain Industries Ltd.........................................  25,025   41,246
    Rajesh Exports, Ltd.........................................   9,559   92,084
    Rallis India, Ltd...........................................   9,419   20,044
    Ramco Cements, Ltd. (The)...................................   8,380   93,200
*   Ramco Systems, Ltd..........................................   1,448    4,624
    Rane Holdings, Ltd..........................................     319    5,553
    Rashtriya Chemicals & Fertilizers, Ltd......................  39,338   32,264
    Ratnamani Metals & Tubes, Ltd...............................   2,824   35,778
    Raymond, Ltd................................................   5,379   59,721
    REC, Ltd.................................................... 136,621  289,451
    Redington India, Ltd........................................  52,396   77,701
*   Reliance Communications, Ltd................................ 235,400    6,272
    Reliance Home Finance, Ltd..................................  36,414   13,567
*   Reliance Power, Ltd.........................................  60,076    5,178
    Repco Home Finance, Ltd.....................................   7,631   45,912
    Sagar Cements, Ltd..........................................   1,098    9,899
*   Sanwaria Consumer, Ltd......................................  48,465    5,996
    Sarda Energy & Minerals, Ltd................................   1,792    7,143
    Sasken Technologies, Ltd....................................     912    9,895
    Savita Oil Technologies, Ltd................................     410    7,015
*   Sequent Scientific, Ltd.....................................  10,344   10,309
    SH Kelkar & Co., Ltd........................................   2,898    6,251
    Shanthi Gears, Ltd..........................................   3,881    7,119
    Sharda Cropchem, Ltd........................................   3,427   17,961
*   Shilpa Medicare, Ltd........................................   4,949   27,639
*   Shipping Corp. of India, Ltd................................  20,352   10,105
*   Shree Renuka Sugars, Ltd....................................  64,096    9,908
    Shriram City Union Finance, Ltd.............................   3,568   84,281
    Shriram Transport Finance Co., Ltd..........................  23,864  380,863
*   Sintex Plastics Technology, Ltd.............................  30,006    7,725
    SML ISUZU, Ltd..............................................     912   10,363
    Sobha, Ltd..................................................  10,497   72,189
    Somany Ceramics, Ltd........................................   1,443    8,816
    South Indian Bank, Ltd. (The)............................... 161,551   36,027
    Srei Infrastructure Finance, Ltd............................  37,294   13,922
    SRF, Ltd....................................................   3,017  111,275
*   Steel Authority of India, Ltd...............................  49,525   39,750
    Strides Pharma Science, Ltd.................................   7,333   50,596

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Sundaram-Clayton, Ltd.......................................       286 $    11,459
    Sunteck Realty, Ltd.........................................     5,883      39,247
    Supreme Petrochem, Ltd......................................     3,109       9,255
    Surya Roshni, Ltd...........................................     3,026      10,402
    Suven Life Sciences, Ltd....................................     9,199      34,940
*   Syndicate Bank..............................................    56,590      30,493
    TAKE Solutions, Ltd.........................................    10,021      21,146
    Tamil Nadu Newsprint & Papers, Ltd..........................     5,361      14,872
    Tata Chemicals, Ltd.........................................    17,002     140,745
    Tata Global Beverages, Ltd..................................    69,777     209,848
*   Techno Electric & Engineering Co., Ltd......................     5,088      17,402
*   Tejas Networks, Ltd.........................................     6,538      17,836
    Thirumalai Chemicals, Ltd...................................     9,560      11,837
    Thomas Cook India, Ltd......................................     7,399      26,493
*   TI Financial Holdings, Ltd..................................     5,147      38,354
    Tide Water Oil Co India, Ltd................................       235      16,948
    Time Technoplast, Ltd.......................................    20,605      26,950
    Timken India, Ltd...........................................     1,321      10,542
    Tourism Finance Corp. of India, Ltd.........................     2,756       4,488
    Transport Corp. of India, Ltd...............................     3,428      14,300
    Trident, Ltd................................................    16,613      15,657
    Triveni Engineering & Industries, Ltd.......................    29,533      27,888
    Tube Investments of India, Ltd..............................    11,721      64,051
    TV Today Network, Ltd.......................................     2,359      10,446
*   TV18 Broadcast, Ltd.........................................    70,676      31,928
    TVS Srichakra, Ltd..........................................       255       7,935
    Uflex, Ltd..................................................     7,003      22,968
    Unichem Laboratories, Ltd...................................     7,322      20,129
*   Union Bank of India.........................................    29,163      34,898
    UPL, Ltd....................................................    63,440     883,709
    VA Tech Wabag, Ltd..........................................     2,666      10,994
    Vadafone Idea, Ltd..........................................   196,512      43,651
    Vaibhav Global, Ltd.........................................     1,075      10,648
    Vardhman Textiles, Ltd......................................     4,293      69,309
    Vesuvius India, Ltd.........................................       656      10,484
    Vindhya Telelinks, Ltd......................................       513       9,593
    Visaka Industries, Ltd......................................     1,294       7,385
*   Vodafone Idea, Ltd..........................................    85,833      18,941
    VST Tillers Tractors, Ltd...................................       380       6,891
    Welspun Corp., Ltd..........................................    15,728      30,148
    Welspun Enterprises, Ltd....................................     9,490      15,333
    Welspun India, Ltd..........................................    50,338      38,453
    West Coast Paper Mills, Ltd.................................     3,403      11,965
*   Wockhardt, Ltd..............................................     6,164      36,480
    Wonderla Holidays, Ltd......................................     1,852       8,374
    Zee Learn, Ltd..............................................    20,982       7,866
    Zensar Technologies, Ltd....................................    10,425      34,880
                                                                           -----------
TOTAL INDIA.....................................................            14,806,923
                                                                           -----------
INDONESIA -- (0.6%)
    Adaro Energy Tbk PT......................................... 2,292,300     210,291
    Adhi Karya Persero Tbk PT...................................   205,100      25,086
    AKR Corporindo Tbk PT.......................................    44,400      13,880
*   Alam Sutera Realty Tbk PT................................... 2,956,900      69,694
    Aneka Tambang Tbk PT........................................ 1,917,480     116,727
    Astra Agro Lestari Tbk PT...................................    25,300      19,312
    Astra Otoparts Tbk PT.......................................   172,500      19,009
*   Bank Artha Graha Internasional Tbk PT....................... 2,457,100      12,593
*   Bank Bukopin Tbk............................................   815,700      17,870

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDONESIA -- (Continued)
    Bank Maybank Indonesia Tbk PT............................... 1,173,000 $   21,087
*   Bank Pan Indonesia Tbk PT...................................   863,600     78,485
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........   351,000     50,053
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................   853,700     40,756
    Bank Tabungan Negara Persero Tbk PT.........................   865,100    154,050
    Blue Bird Tbk PT............................................   117,500     27,128
*   Bumi Serpong Damai Tbk PT................................... 1,460,000    147,173
    Ciputra Development Tbk PT.................................. 2,573,686    204,202
*   City Retail Developments Tbk PT.............................   652,600      5,959
*   Delta Dunia Makmur Tbk PT...................................   888,000     33,681
*   Eagle High Plantations Tbk PT............................... 2,012,700     22,587
    Elnusa Tbk PT...............................................   671,700     18,174
    Erajaya Swasembada Tbk PT...................................   353,600     36,017
*   Gajah Tunggal Tbk PT........................................   335,500     17,437
*   Garuda Indonesia Persero Tbk PT............................. 1,423,000     46,545
    Global Mediacom Tbk PT......................................   589,900     16,650
    Indah Kiat Pulp & Paper Corp. Tbk PT........................    73,300     38,105
    Indika Energy Tbk PT........................................   467,500     56,020
    Indo Tambangraya Megah Tbk PT...............................    44,700     60,365
    Indofood Sukses Makmur Tbk PT...............................   114,700     56,004
*   Indo-Rama Synthetics Tbk PT.................................    25,700      8,433
    Jaya Real Property Tbk PT...................................   516,300     21,563
    KMI Wire & Cable Tbk PT.....................................   369,600     11,460
*   Krakatau Steel Persero Tbk PT...............................   704,932     21,685
*   Lippo Cikarang Tbk PT.......................................    60,600      7,876
    Lippo Karawaci Tbk PT....................................... 2,187,500     50,263
    Malindo Feedmill Tbk PT.....................................   211,700     17,905
*   Medco Energi Internasional Tbk PT........................... 1,479,266     91,276
    Media Nusantara Citra Tbk PT................................   874,700     57,745
    Metrodata Electronics Tbk PT................................   302,100     22,906
*   MNC Investama Tbk PT........................................ 4,669,700     26,896
*   MNC Land Tbk PT............................................. 2,125,500     19,717
*   Multistrada Arah Sarana Tbk PT..............................   487,000     28,528
    Pan Brothers Tbk PT.........................................   807,100     28,575
*   Panin Financial Tbk PT...................................... 4,432,900    125,808
*   Paninvest Tbk PT............................................   227,600     21,485
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......   775,500     59,340
    PP Persero Tbk PT...........................................   227,000     38,312
    PP Properti Tbk PT.......................................... 3,132,400     32,087
*   Rimo International Lestari Tbk PT........................... 4,191,900     39,402
    Salim Ivomas Pratama Tbk PT.................................   511,500     14,870
*   Sentul City Tbk PT.......................................... 4,829,400     39,049
*   Siloam International Hospitals Tbk PT.......................    49,600     14,215
    Sri Rejeki Isman Tbk PT..................................... 1,787,400     42,148
    Summarecon Agung Tbk PT.....................................   928,900     72,938
*   Surya Esa Perkasa Tbk PT.................................... 1,024,500     26,017
    Surya Semesta Internusa Tbk PT..............................   835,700     39,614
    Tempo Scan Pacific Tbk PT...................................   117,300     14,325
*   Tiga Pilar Sejahtera Food Tbk...............................   413,000      1,826
    Timah Tbk PT................................................   656,400     63,196
    Tiphone Mobile Indonesia Tbk PT.............................   247,700     11,729
*   Trada Alam Minera Tbk PT.................................... 3,776,600     31,038
    Tunas Baru Lampung Tbk PT...................................   599,800     35,571
*   Vale Indonesia Tbk PT.......................................    79,900     17,126
    Waskita Beton Precast Tbk PT................................ 1,998,800     61,816
    Waskita Karya Persero Tbk PT................................   674,400    100,559
    Wijaya Karya Persero Tbk PT.................................   837,300    142,454
*   XL Axiata Tbk PT............................................   656,900    134,693
                                                                           ----------
TOTAL INDONESIA.................................................            3,229,386
                                                                           ----------

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
IRELAND -- (0.8%)
    Bank of Ireland Group P.L.C................................. 376,009 $2,403,640
    C&C Group P.L.C............................................. 125,501    475,617
*   Cairn Homes P.L.C...........................................  35,390     50,941
    FBD Holdings P.L.C..........................................   9,915    100,458
*   Independent News & Media P.L.C..............................  94,943     10,977
    Paddy Power Betfair P.L.C...................................  12,249  1,027,130
*   Permanent TSB Group Holdings P.L.C..........................  37,825     58,357
                                                                         ----------
TOTAL IRELAND...................................................          4,127,120
                                                                         ----------
ISRAEL -- (0.5%)
    Afcon Holdings, Ltd.........................................     261     14,387
    Africa Israel Residences, Ltd...............................     561     10,818
    Ashtrom Group, Ltd..........................................   2,415     15,825
    Ashtrom Properties, Ltd.....................................   6,570     32,976
*   Azorim-Investment Development & Construction Co., Ltd.......  33,567     40,132
    Carasso Motors, Ltd.........................................   3,347     16,128
*   Cellcom Israel, Ltd.........................................   1,319      5,523
*   Clal Biotechnology Industries, Ltd..........................  15,559     12,678
*   Clal Insurance Enterprises Holdings, Ltd....................   4,790     66,499
    Delek Group, Ltd............................................     672    127,974
    Delta-Galil Industries, Ltd.................................   2,465     74,462
    Dexia Israel Bank, Ltd......................................     159     31,392
    Dor Alon Energy in Israel 1988, Ltd.........................     748     12,352
*   El Al Israel Airlines.......................................  74,521     18,745
*   Energix-Renewable Energies, Ltd.............................   3,545      6,266
*   Equital, Ltd................................................   3,439    102,568
*   First International Bank Of Israel, Ltd.....................  12,464    313,231
    Formula Systems 1985, Ltd...................................   1,912     91,320
    Gilat Satellite Networks, Ltd...............................   1,324     11,819
    Hadera Paper, Ltd...........................................     427     30,582
    Harel Insurance Investments & Financial Services, Ltd.......  24,709    185,229
    IES Holdings, Ltd...........................................     268     13,567
    Israel Discount Bank, Ltd., Class A.........................  37,946    148,129
    Israel Land Development - Urban Renewal, Ltd................   1,241     11,481
    Isras Investment Co., Ltd...................................     394     57,102
    Kenon Holdings, Ltd.........................................   4,051     79,527
    Malam - Team, Ltd...........................................     102     11,651
    Mediterranean Towers, Ltd...................................  17,414     33,068
    Meitav Dash Investments, Ltd................................   4,790     15,052
    Menora Mivtachim Holdings, Ltd..............................   5,669     72,974
    Migdal Insurance & Financial Holding, Ltd...................  90,712     94,137
    Naphtha Israel Petroleum Corp., Ltd.........................   6,059     36,811
    Nawi Brothers, Ltd..........................................   2,124     12,446
    Neto ME Holdings, Ltd.......................................     264     22,535
*   Oil Refineries, Ltd......................................... 346,176    170,056
*   Partner Communications Co., Ltd.............................  20,307     91,817
    Paz Oil Co., Ltd............................................   1,677    244,481
    Phoenix Holdings, Ltd. (The)................................  20,746    118,430
    Shalag Industries, Ltd......................................   2,618      9,242
*   Shikun & Binui, Ltd.........................................  38,420     99,392
    Summit Real Estate Holdings, Ltd............................   7,454     67,905
    Taptica international Ltd...................................   9,471     17,986
*   Union Bank of Israel........................................   3,930     18,999
    YH Dimri Construction & Development, Ltd....................     767     14,228
                                                                         ----------
TOTAL ISRAEL....................................................          2,681,922
                                                                         ----------
ITALY -- (2.7%)
    A2A SpA..................................................... 426,529    713,854

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ITALY -- (Continued)
    ACEA SpA....................................................    14,080 $  256,051
*   Aeffe SpA...................................................    11,709     38,765
    Anima Holding SpA...........................................    84,236    335,715
*   Arnoldo Mondadori Editore SpA...............................    42,175     80,810
    Ascopiave SpA...............................................    16,429     70,719
*   Astaldi SpA.................................................     6,192      4,843
    Autostrade Meridionali SpA..................................       328     11,311
    Avio SpA....................................................     4,608     65,387
*   Banca Carige SpA............................................    22,275         27
    Banca Finnat Euramerica SpA.................................    17,949      6,783
    Banca IFIS SpA..............................................     4,006     69,190
*   Banca Monte dei Paschi di Siena SpA.........................     7,614     11,570
    Banca Popolare di Sondrio SCPA..............................   126,467    344,285
    Banca Profilo SpA...........................................   114,968     21,587
    Banca Sistema SpA...........................................    15,855     29,853
*   Banco BPM SpA...............................................   469,718  1,118,173
    Banco di Desio e della Brianza SpA..........................     6,054     13,821
*   BF SpA......................................................     7,454     21,745
    BPER Banca..................................................   126,828    609,774
    Buzzi Unicem SpA............................................    18,218    406,182
    Cairo Communication SpA.....................................    21,556     88,976
    Cementir Holding SpA........................................    14,519    105,433
    CIR-Compagnie Industriali Riunite SpA.......................   113,326    139,522
    Credito Emiliano SpA........................................    27,218    155,493
*   Credito Valtellinese SpA.................................... 2,051,363    165,180
    Danieli & C Officine Meccaniche SpA.........................     3,068     62,517
    El.En. SpA..................................................       537     10,911
*   Elica SpA...................................................     8,847     23,144
    Emak SpA....................................................    24,049     36,700
    ERG SpA.....................................................    13,082    241,667
    Esprinet SpA................................................     7,745     31,578
*   Eurotech SpA................................................     6,133     26,200
    Falck Renewables SpA........................................    31,676    113,342
*   Fincantieri SpA.............................................   128,750    157,659
    FNM SpA.....................................................    40,686     23,254
    Geox SpA....................................................    17,855     33,279
    Hera SpA....................................................   208,898    743,625
*   IMMSI SpA...................................................    62,616     37,176
    IVS Group SA................................................     2,689     32,440
    La Doria SpA................................................     3,265     29,786
    Leonardo SpA................................................    56,322    651,353
    Massimo Zanetti Beverage Group SpA..........................     4,097     28,218
*   Mediaset SpA................................................    91,865    305,828
    Mediobanca Banca di Credito Finanziario SpA.................   181,748  1,926,402
*   Openjobmetis SpA agenzia per il lavoro......................     2,188     18,396
*   OVS SpA.....................................................    23,810     49,685
    Piaggio & C SpA.............................................    41,919    115,824
*   Pirelli & C SpA.............................................    20,875    152,604
    Poste Italiane SpA..........................................    54,207    579,333
    Reno de Medici SpA..........................................    44,457     35,209
    Retelit SpA.................................................    24,622     42,107
    Sabaf SpA...................................................     1,836     32,246
    SAES Getters SpA............................................     2,266     54,870
*   Saipem SpA..................................................   186,132    944,150
    Salini Impregilo SpA........................................    29,497     61,596
    Saras SpA...................................................   156,519    279,637
    Sesa SpA....................................................     1,512     47,074
    Societa Cattolica di Assicurazioni SC.......................    47,642    443,881
    Societa Iniziative Autostradali e Servizi SpA...............    21,723    358,178

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
ITALY -- (Continued)
*   Sogefi SpA..................................................  11,260 $    17,865
    SOL SpA.....................................................   4,301      57,851
    Tod's SpA...................................................   1,877      92,308
*   TREVI - Finanziaria Industriale SpA.........................   9,084       3,063
    TXT e-solutions SpA.........................................   1,943      20,501
    Unione di Banche Italiane SpA............................... 290,287     906,241
    Unipol Gruppo SpA........................................... 122,332     623,177
    UnipolSai Assicurazioni SpA................................. 164,511     450,794
                                                                         -----------
TOTAL ITALY.....................................................          14,786,718
                                                                         -----------
JAPAN -- (17.8%)
    77 Bank, Ltd. (The).........................................  18,600     266,909
    A&D Co., Ltd................................................   3,400      27,876
    Achilles Corp...............................................   4,400      78,036
    AD Works Co., Ltd...........................................  30,600       9,367
    Adastria Co., Ltd...........................................   5,600     137,694
    ADEKA Corp..................................................  24,800     372,582
    Aeria, Inc..................................................   2,900      15,978
    AFC-HD AMS Life Science Co., Ltd............................   1,800      11,086
    AGS Corp....................................................   1,900      12,173
    Ahresty Corp................................................   4,400      25,244
    Aichi Bank, Ltd. (The)......................................   3,100     101,227
    Aichi Corp..................................................  13,400      91,560
    Aichi Steel Corp............................................   3,600     110,557
    Aichi Tokei Denki Co., Ltd..................................     600      22,293
    Aida Engineering, Ltd.......................................  16,700     131,759
*   Aiful Corp..................................................  94,800     222,423
    Air Water, Inc..............................................  18,800     286,768
    Airport Facilities Co., Ltd.................................   7,000      34,666
    Aisan Industry Co., Ltd.....................................  11,200      75,918
    Akatsuki Corp...............................................   5,800      14,878
    Akita Bank, Ltd. (The)......................................   5,100     100,716
    Albis Co., Ltd..............................................   1,200      24,505
    Alconix Corp................................................   7,000      83,355
    Alinco, Inc.................................................   4,500      39,345
    Alleanza Holdings Co., Ltd..................................   2,000      15,391
    Alpen Co., Ltd..............................................   5,900      91,739
    Alpha Corp..................................................   2,400      27,268
    Alps Logistics Co., Ltd.....................................   4,800      36,018
    Amiyaki Tei Co., Ltd........................................     500      15,581
    Anabuki Kosan, Inc..........................................     600      15,875
    AOI Electronics Co., Ltd....................................     700      15,105
    AOI TYO Holdings, Inc.......................................   6,500      44,610
    AOKI Holdings, Inc..........................................  13,000     135,864
    Aomori Bank, Ltd. (The).....................................   6,200     162,180
    Aoyama Trading Co., Ltd.....................................  13,000     285,545
    Aozora Bank, Ltd............................................  24,100     588,848
    Arakawa Chemical Industries, Ltd............................   5,500      74,200
    Arata Corp..................................................   3,800     135,755
    Arcland Sakamoto Co., Ltd...................................  10,000     129,982
    Arcs Co., Ltd...............................................  11,500     233,135
    Arealink Co., Ltd...........................................   3,400      34,714
    Artnature, Inc..............................................   6,100      34,382
    Asahi Broadcasting Group Holdings Corp......................   2,400      16,612
    Asahi Diamond Industrial Co., Ltd...........................  17,100     121,060
    Asahi Holdings, Inc.........................................   6,900     134,313
    Asahi Kogyosha Co., Ltd.....................................   1,300      35,379
    Asahi Printing Co., Ltd.....................................   3,000      28,924
    ASAHI YUKIZAI Corp..........................................   5,300      85,853

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Asanuma Corp................................................  2,700 $ 59,845
    Asax Co., Ltd...............................................  2,400   11,476
    Ashimori Industry Co., Ltd..................................    900   13,094
    Asia Pile Holdings Corp..................................... 10,700   58,213
    ASKA Pharmaceutical Co., Ltd................................  5,900   61,675
    Asunaro Aoki Construction Co., Ltd..........................  4,500   34,999
    Autobacs Seven Co., Ltd..................................... 13,700  238,928
    Awa Bank, Ltd. (The)........................................ 11,200  281,960
    Bando Chemical Industries, Ltd..............................  9,500   92,611
    Bank of Iwate, Ltd. (The)...................................  4,900  141,117
    Bank of Kochi, Ltd. (The)...................................  1,000    7,425
    Bank of Nagoya, Ltd. (The)..................................  3,800  123,230
    Bank of Okinawa, Ltd. (The).................................  6,980  217,174
    Bank of Saga, Ltd. (The)....................................  4,300   68,103
    Bank of the Ryukyus, Ltd.................................... 14,400  155,897
    Bank of Toyama, Ltd. (The)..................................    700   19,917
    Belluna Co., Ltd............................................ 13,900  104,885
    Biofermin Pharmaceutical Co., Ltd...........................    500   10,253
    Bunka Shutter Co., Ltd...................................... 17,800  131,318
    C Uyemura & Co., Ltd........................................    900   55,606
    Canon Electronics, Inc......................................  6,400  105,470
    Carlit Holdings Co., Ltd....................................  5,500   42,172
    Cawachi, Ltd................................................  4,800   84,988
    Central Glass Co., Ltd...................................... 13,300  310,822
    Chiba Kogyo Bank, Ltd. (The)................................ 17,300   44,600
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H......  4,100   45,959
    Chino Corp..................................................  1,700   19,989
    Chiyoda Co., Ltd............................................  4,700   74,479
    Chiyoda Integre Co., Ltd....................................  3,900   72,896
    Chori Co., Ltd..............................................  3,900   58,224
    Chubu Shiryo Co., Ltd.......................................  5,400   59,796
    Chuetsu Pulp & Paper Co., Ltd...............................  2,000   25,259
    Chugai Ro Co., Ltd..........................................  2,700   45,149
    Chugoku Marine Paints, Ltd.................................. 13,400  126,891
    Chukyo Bank, Ltd. (The).....................................  3,900   76,939
    Chuo Gyorui Co., Ltd........................................    500   12,666
    CI Takiron Corp.............................................  9,000   54,413
    Citizen Watch Co., Ltd...................................... 97,600  550,291
    CKD Corp.................................................... 13,700  159,343
    CK-San-Etsu Co., Ltd........................................    400   10,413
    Cleanup Corp................................................  6,800   38,048
    CMK Corp.................................................... 16,000  111,068
    cocokara fine, Inc..........................................  2,700  107,501
    COLOPL, Inc.................................................  8,800   53,569
*   COOKPAD, Inc................................................ 13,400   32,664
    Cosel Co., Ltd..............................................  7,900   84,888
    Cosmo Energy Holdings Co., Ltd.............................. 16,700  344,866
    Cosmos Initia Co., Ltd......................................  2,700   13,637
    Create Medic Co., Ltd.......................................  1,500   13,074
    Credit Saison Co., Ltd...................................... 51,500  658,920
    Cross Plus, Inc.............................................  1,000    5,717
    CTI Engineering Co., Ltd....................................  3,300   45,354
    Dai Nippon Toryo Co., Ltd...................................  7,200   68,039
    Dai-Dan Co., Ltd............................................  4,200   93,357
    Daido Kogyo Co., Ltd........................................  2,100   16,400
    Daido Metal Co., Ltd........................................ 14,800   93,305
    Daido Steel Co., Ltd........................................  8,500  346,804
    Daihatsu Diesel Manufacturing Co., Ltd......................  4,600   26,807
    Daihen Corp.................................................  5,300  148,354

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Daiho Corp..................................................  5,000 $134,110
    Daiichi Jitsugyo Co., Ltd...................................  2,600   80,263
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................  6,600   50,906
    Dai-ichi Seiko Co., Ltd.....................................  1,900   19,495
    Daiken Corp.................................................  3,900   73,723
    Daiki Aluminium Industry Co., Ltd........................... 10,500   61,283
    Daikoku Denki Co., Ltd......................................  2,500   34,115
    Daikyonishikawa Corp........................................  8,700   87,747
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......  3,500  101,949
    Daio Paper Corp............................................. 19,800  229,234
    Daishi Hokuetsu Financial Group, Inc........................  8,750  257,527
    Daishinku Corp..............................................  1,700   16,186
    Daisue Construction Co., Ltd................................  3,500   29,210
    Daito Bank, Ltd. (The)......................................  2,700   15,265
    Daito Pharmaceutical Co., Ltd...............................  1,600   51,680
    Daitron Co., Ltd............................................  2,700   40,364
    DCM Holdings Co., Ltd....................................... 32,700  324,128
    Denka Co., Ltd..............................................  8,400  253,641
    Denyo Co., Ltd..............................................  5,200   66,099
    Dexerials Corp.............................................. 17,000  107,557
    DIC Corp.................................................... 22,500  660,904
    DKK-Toa Corp................................................  1,800   13,254
    DKS Co., Ltd................................................  2,900   94,732
    Doshisha Co., Ltd...........................................  6,800  108,777
    Doutor Nichires Holdings Co., Ltd...........................  9,300  177,389
*   Dream Incubator, Inc........................................  1,500   21,343
    DyDo Group Holdings, Inc....................................  2,600  116,254
    Eagle Industry Co., Ltd.....................................  8,000   91,676
    Ebara Corp..................................................  8,400  258,525
    Ebara Foods Industry, Inc...................................  1,400   27,454
    Ebara Jitsugyo Co., Ltd.....................................  2,100   39,512
    EDION Corp.................................................. 22,000  186,562
    Ehime Bank, Ltd. (The)...................................... 10,200   97,036
    Eidai Co., Ltd..............................................  8,000   29,574
    Eizo Corp...................................................  4,900  188,322
    Elematec Corp...............................................  2,900   53,362
    Endo Lighting Corp..........................................  2,400   17,600
    Enplas Corp.................................................  2,700   76,514
    Enshu, Ltd..................................................  1,100   11,792
    ESPEC Corp..................................................  4,900   96,808
    Excel Co., Ltd..............................................  1,800   31,908
    Exedy Corp..................................................  8,500  194,779
    FALCO HOLDINGS Co., Ltd.....................................  2,300   29,484
    FCC Co., Ltd................................................  9,800  202,917
    Feed One Co., Ltd........................................... 35,500   54,608
    Ferrotec Holdings Corp...................................... 12,300  137,590
    FIDEA Holdings Co., Ltd..................................... 59,200   69,742
    Fields Corp.................................................  1,900   13,406
    First Bank of Toyama, Ltd. (The)............................ 14,900   50,940
    First Brothers Co., Ltd.....................................  1,800   18,899
    First Juken Co., Ltd........................................  2,300   25,141
    FJ Next Co., Ltd............................................  3,800   30,461
    Foster Electric Co., Ltd....................................  7,800  121,621
    France Bed Holdings Co., Ltd................................  5,300   43,657
    F-Tech, Inc.................................................  4,900   38,934
    Fudo Tetra Corp.............................................  3,700   50,902
    Fuji Co., Ltd...............................................  5,600   93,379
    Fuji Corp................................................... 16,400  247,905
    Fuji Corp., Ltd.............................................  6,900   52,136

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Fuji Oil Co., Ltd...........................................  15,000 $ 37,541
    Fujibo Holdings, Inc........................................   3,300   82,093
    Fujicco Co., Ltd............................................   2,900   57,351
    Fujikura Composites, Inc....................................   6,200   26,619
    Fujikura Kasei Co., Ltd.....................................   7,900   43,244
    Fujikura, Ltd...............................................  78,400  323,489
    Fujimori Kogyo Co., Ltd.....................................   4,300  125,783
    Fujisash Co., Ltd...........................................  25,800   20,002
    Fujitec Co., Ltd............................................  18,700  229,673
    Fujitsu Frontech, Ltd.......................................   4,300   41,043
    Fujiya Co., Ltd.............................................   1,000   18,573
    FuKoKu Co., Ltd.............................................   3,700   27,450
    Fukuda Corp.................................................   2,100   82,990
    Fukuda Denshi Co., Ltd......................................   1,300   90,651
    Fukui Bank, Ltd. (The)......................................   6,300   91,983
    Fukuoka Financial Group, Inc................................   3,360   78,430
*   Fukushima Bank, Ltd. (The)..................................   5,700   16,436
    Fukuyama Transporting Co., Ltd..............................   4,700  181,077
    Furukawa Battery Co., Ltd. (The)............................   3,000   17,986
    Furukawa Co., Ltd...........................................  10,300  128,462
    Furukawa Electric Co., Ltd..................................  20,100  530,538
    Furuno Electric Co., Ltd....................................   9,100   76,680
    Furusato Industries, Ltd....................................   3,200   46,910
    Fuso Pharmaceutical Industries, Ltd.........................   2,300   51,017
    Futaba Industrial Co., Ltd..................................  17,000  107,235
    Fuyo General Lease Co., Ltd.................................   5,900  294,687
    Gakken Holdings Co., Ltd....................................   1,200   56,203
    Gecoss Corp.................................................   3,600   32,347
    Geo Holdings Corp...........................................   7,800  106,281
    Geostr Corp.................................................   6,400   22,341
    Gfoot Co., Ltd..............................................   4,400   25,490
    GL Sciences, Inc............................................   2,600   40,264
    Glory, Ltd..................................................  15,300  386,307
    Godo Steel, Ltd.............................................   3,100   48,384
    Goldcrest Co., Ltd..........................................   6,100   80,390
    Grandy House Corp...........................................   4,100   16,525
    GS Yuasa Corp...............................................   3,800   76,349
    GSI Creos Corp..............................................     900    9,467
    G-Tekt Corp.................................................   5,700   81,316
    Gunma Bank, Ltd. (The)...................................... 101,400  402,117
    Gunze, Ltd..................................................   4,600  195,919
    H2O Retailing Corp..........................................  28,900  368,191
    Hagihara Industries, Inc....................................   2,900   37,908
    Hagiwara Electric Holdings Co., Ltd.........................   1,800   50,002
    Hagoromo Foods Corp.........................................     500   11,777
    Hakudo Co., Ltd.............................................   1,700   23,657
    Hakuto Co., Ltd.............................................   4,700   50,996
    Hakuyosha Co., Ltd..........................................     600   16,242
    Hanwa Co., Ltd..............................................  11,200  322,822
    Happinet Corp...............................................   5,000   59,449
    Hard Off Corp. Co., Ltd.....................................   3,900   26,514
    Harima Chemicals Group, Inc.................................   4,400   43,447
    Haruyama Holdings, Inc......................................   2,000   15,060
    Haseko Corp.................................................  74,200  897,372
    Hazama Ando Corp............................................  53,200  357,744
    Heiwa Real Estate Co., Ltd..................................   8,900  171,684
    Heiwado Co., Ltd............................................   8,700  160,301
    HI-LEX Corp.................................................   7,000  129,702
    Hirakawa Hewtech Corp.......................................   4,100   51,154

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Hiroshima Bank, Ltd. (The)..................................  76,500 $412,651
    Hiroshima Electric Railway Co., Ltd.........................   3,200   31,957
    Hitachi Capital Corp........................................  16,100  374,902
    Hitachi Zosen Corp..........................................  53,500  165,821
    Hochiki Corp................................................   4,300   49,055
    Hodogaya Chemical Co., Ltd..................................   2,600   71,446
    Hokkaido Coca-Cola Bottling Co., Ltd........................     600   20,156
    Hokkan Holdings, Ltd........................................   2,600   43,055
    Hokko Chemical Industry Co., Ltd............................   4,000   18,849
    Hokkoku Bank, Ltd. (The)....................................   6,700  206,753
    Hokuetsu Corp...............................................  39,600  216,018
    Hokuhoku Financial Group, Inc...............................  37,700  415,810
    Hokuriku Electric Industry Co., Ltd.........................   2,500   24,061
    Hokuriku Electrical Construction Co., Ltd...................   3,200   26,268
    Honda Tsushin Kogyo Co., Ltd................................   5,600   28,057
    H-One Co., Ltd..............................................   5,000   43,087
    Honeys Holdings Co., Ltd....................................   4,100   37,853
    Honshu Chemical Industry Co., Ltd...........................   1,200   13,012
    Hoosiers Holdings...........................................  10,600   62,944
    Hosiden Corp................................................  17,000  162,632
    Hosokawa Micron Corp........................................   1,800   84,977
    Howa Machinery, Ltd.........................................   3,900   33,992
    Hyakugo Bank, Ltd. (The)....................................  65,400  211,557
    Hyakujushi Bank, Ltd. (The).................................   6,600  137,530
    Ibiden Co., Ltd.............................................  36,000  645,888
    IBJ Leasing Co., Ltd........................................   8,200  192,881
    Ichiken Co., Ltd............................................   1,200   21,054
    Ichinen Holdings Co., Ltd...................................   6,700   73,167
    Ichiyoshi Securities Co., Ltd...............................  11,700   85,275
    IDOM, Inc...................................................  19,000   46,269
    Iino Kaiun Kaisha, Ltd......................................  25,600   89,383
    IJTT Co., Ltd...............................................   6,900   37,111
    Ikegami Tsushinki Co., Ltd..................................     800    8,425
    IMAGICA GROUP, Inc..........................................   6,500   33,463
    Imasen Electric Industrial..................................   4,400   41,370
    Inaba Denki Sangyo Co., Ltd.................................   7,100  289,241
    Inaba Seisakusho Co., Ltd...................................   3,800   48,449
    Inabata & Co., Ltd..........................................  13,400  184,176
    Ines Corp...................................................   8,400  104,919
    Inui Global Logistics Co., Ltd..............................   3,600   28,334
    I-O Data Device, Inc........................................   2,400   25,596
    Iseki & Co., Ltd............................................   6,200   97,028
    Ishihara Sangyo Kaisha, Ltd.................................  10,300  115,763
    Itochu Enex Co., Ltd........................................  13,800  112,994
    Itochu-Shokuhin Co., Ltd....................................   1,600   67,385
    Itoki Corp..................................................  10,300   50,808
    IwaiCosmo Holdings, Inc.....................................   6,600   70,998
    Iwaki & Co., Ltd............................................   6,000   24,753
    Iwaki Co., Ltd..............................................   1,500   13,074
    Iwasaki Electric Co., Ltd...................................   1,300   15,946
    Iwatani Corp................................................   8,400  263,270
    J Front Retailing Co., Ltd..................................  53,900  658,597
    J Trust Co., Ltd............................................  22,400   73,895
    Jaccs Co., Ltd..............................................   7,400  128,573
    Janome Sewing Machine Co., Ltd..............................   6,900   28,845
    Japan Asia Group, Ltd.......................................   6,900   22,037
    Japan Aviation Electronics Industry, Ltd....................  13,000  210,334
    Japan Cash Machine Co., Ltd.................................   5,700   60,703
*   Japan Display, Inc.......................................... 169,300  119,527

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Japan Oil Transportation Co., Ltd...........................     700 $ 18,036
    Japan Pulp & Paper Co., Ltd.................................   3,300  126,357
    Japan Securities Finance Co., Ltd...........................  31,100  161,602
    Japan Steel Works, Ltd. (The)...............................  18,500  357,554
    Japan Transcity Corp........................................  10,000   39,939
    Japan Wool Textile Co., Ltd. (The)..........................  13,100  105,605
    Jimoto Holdings, Inc........................................  50,500   46,466
    JK Holdings Co., Ltd........................................   2,700   14,146
    JMS Co., Ltd................................................   5,000   30,064
    Joban Kosan Co., Ltd........................................   2,000   29,765
    J-Oil Mills, Inc............................................   2,900  103,839
    Joshin Denki Co., Ltd.......................................   5,300  113,977
    JSP Corp....................................................   3,800   79,704
    Juki Corp...................................................   9,300  107,293
    Juroku Bank, Ltd. (The).....................................   9,300  189,981
    JVC Kenwood Corp............................................  53,400  141,955
    Kaga Electronics Co., Ltd...................................   6,100  112,639
    Kamei Corp..................................................   5,900   59,074
    Kanaden Corp................................................   5,000   56,769
    Kanagawa Chuo Kotsu Co., Ltd................................   1,300   44,740
    Kanamoto Co., Ltd...........................................   1,800   42,729
    Kaneko Seeds Co., Ltd.......................................   1,700   20,541
    Kanematsu Corp..............................................  22,100  245,295
    Kansai Mirai Financial Group, Inc...........................  17,895  125,032
    Kansai Super Market, Ltd....................................   3,800   36,014
    Kanto Denka Kogyo Co., Ltd..................................   9,000   67,300
    Kasai Kogyo Co., Ltd........................................   7,400   61,407
    Katakura & Co-op Agri Corp..................................   1,200   12,395
    Kato Sangyo Co., Ltd........................................   6,500  212,192
    Kato Works Co., Ltd.........................................   3,400   85,755
    KAWADA TECHNOLOGIES, Inc....................................   1,400   87,414
    Kawai Musical Instruments Manufacturing Co., Ltd............   1,100   29,118
*   Kawasaki Kisen Kaisha, Ltd..................................  27,300  396,859
    Kawata Manufacturing Co., Ltd...............................   1,900   25,312
    Keihin Corp.................................................  13,300  219,196
    Keiyo Bank, Ltd. (The)......................................  30,100  186,128
    Keiyo Co., Ltd..............................................   9,800   42,503
    Kenko Mayonnaise Co., Ltd...................................   4,000   81,846
    KFC, Ltd....................................................     700   10,394
    Kimura Unity Co., Ltd.......................................   1,300   13,113
*   Kinki Sharyo Co., Ltd. (The)................................     800   14,671
    Kintetsu World Express, Inc.................................  10,300  155,813
    Kirindo Holdings Co., Ltd...................................   1,200   18,609
    Kitagawa Corp...............................................   2,800   58,428
    Kita-Nippon Bank, Ltd. (The)................................   2,100   35,984
    Kitano Construction Corp....................................   1,200   32,585
    Kitz Corp...................................................  15,000  114,643
    Kiyo Bank, Ltd. (The).......................................  19,300  263,163
*   KNT-CT Holdings Co., Ltd....................................   3,500   43,770
    Koa Corp....................................................   5,700   78,721
    Koatsu Gas Kogyo Co., Ltd...................................   9,700   72,512
    Kobe Steel, Ltd............................................. 100,700  771,158
    Kohnan Shoji Co., Ltd.......................................   7,000  154,845
    Kohsoku Corp................................................   2,700   28,609
*   Kojima Co., Ltd.............................................   7,900   38,778
    Kokusai Co., Ltd............................................   2,400   16,118
    Kokuyo Co., Ltd.............................................  16,000  202,906
    KOMAIHALTEC, Inc............................................   1,200   19,444
    Komatsu Matere Co., Ltd.....................................   8,600   67,083

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Komatsu Wall Industry Co., Ltd..............................   1,800 $ 30,198
    Komehyo Co., Ltd............................................   2,800   29,733
    Komeri Co., Ltd.............................................   9,400  198,682
    Konaka Co., Ltd.............................................   7,500   30,962
    Kondotec, Inc...............................................   4,200   36,901
    Konishi Co., Ltd............................................   1,500   23,106
    Konoike Transport Co., Ltd..................................   8,200  132,575
*   Kosaido Co., Ltd............................................   6,500   44,728
    Krosaki Harima Corp.........................................   1,200   63,418
    KRS Corp....................................................   1,800   32,922
    KU Holdings Co., Ltd........................................   2,600   20,471
    Kumagai Gumi Co., Ltd.......................................   1,500   44,013
    Kumiai Chemical Industry Co., Ltd...........................  27,200  199,725
    Kurabo Industries, Ltd......................................   4,600   86,529
    Kureha Corp.................................................   4,900  293,328
    Kurimoto, Ltd...............................................   3,400   44,468
    Kuriyama Holdings Corp......................................   2,000   16,733
*   KYB Corp....................................................   6,300  170,929
    Kyodo Printing Co., Ltd.....................................   2,200   49,481
    Kyoei Steel, Ltd............................................   6,900  114,650
    Kyokuto Boeki Kaisha, Ltd...................................   1,300   18,884
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................   9,400  132,467
    Kyokuto Securities Co., Ltd.................................   7,000   62,187
    Kyokuyo Co., Ltd............................................   2,400   59,706
    KYORIN Holdings, Inc........................................   9,600  180,405
    Kyoritsu Printing Co., Ltd..................................   3,700    6,894
    Kyosan Electric Manufacturing Co., Ltd......................  12,300   48,188
    Kyowa Electronic Instruments Co., Ltd.......................   6,500   24,497
    Kyowa Leather Cloth Co., Ltd................................   4,900   34,579
    Kyushu Leasing Service Co., Ltd.............................   2,800   17,507
    Land Business Co., Ltd......................................   3,000   21,132
*   Leopalace21 Corp............................................  73,600  124,675
    Lintec Corp.................................................  10,400  224,607
    LIXIL VIVA Corp.............................................   2,500   29,441
    Lonseal Corp................................................     700   11,371
    Look Holdings, Inc..........................................   1,800   23,462
    Macnica Fuji Electronics Holdings, Inc......................  15,100  218,607
    Maeda Road Construction Co., Ltd............................   1,000   19,844
    Makino Milling Machine Co., Ltd.............................   6,900  292,755
    Marubun Corp................................................   5,500   32,043
    Marudai Food Co., Ltd.......................................   6,100  106,729
    Marufuji Sheet Piling Co., Ltd..............................     600   12,577
    Maruka Corp.................................................   2,200   42,224
    Maruyama Manufacturing Co., Inc.............................   1,100   14,045
    Maruzen CHI Holdings Co., Ltd...............................   3,000    9,918
    Maruzen Showa Unyu Co., Ltd.................................   2,900   76,892
    Matsuda Sangyo Co., Ltd.....................................   4,300   54,384
    Max Co., Ltd................................................   7,400  113,361
    Maxell Holdings, Ltd........................................  15,300  232,830
    Maxvalu Tokai Co., Ltd......................................   1,200   23,263
    Mebuki Financial Group, Inc................................. 263,780  672,531
    Megmilk Snow Brand Co., Ltd.................................   7,600  168,428
    Meidensha Corp..............................................   9,900  141,113
    Meiji Electric Industries Co., Ltd..........................   2,000   33,170
    Meiji Shipping Co., Ltd.....................................   2,800    8,612
    Meisei Industrial Co., Ltd..................................  10,700   71,791
    Meiwa Corp..................................................   7,300   29,789
    Meiwa Estate Co., Ltd.......................................   2,900   14,583
    Mercuria Investment Co., Ltd................................   3,100   19,358

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Michinoku Bank, Ltd. (The)..................................  5,400 $ 78,819
    Micronics Japan Co., Ltd....................................  7,700   59,645
    Mikuni Corp.................................................  6,100   26,081
    Mimaki Engineering Co., Ltd.................................  2,200   12,152
    Mimasu Semiconductor Industry Co., Ltd......................  4,400   65,622
    Ministop Co., Ltd...........................................  4,600   72,509
    Mirait Holdings Corp........................................ 16,410  241,405
    Misawa Homes Co., Ltd.......................................  6,800   47,589
    Mitani Corp.................................................  1,500   78,859
    Mitani Sangyo Co., Ltd......................................  7,800   20,661
    Mitani Sekisan Co., Ltd.....................................    400   10,904
    Mito Securities Co., Ltd.................................... 18,500   36,829
    Mitsuba Corp................................................ 11,500   74,474
    Mitsubishi Gas Chemical Co., Inc............................  8,000  120,103
    Mitsubishi Kakoki Kaisha, Ltd...............................  1,800   25,360
    Mitsubishi Logistics Corp................................... 17,800  476,395
    Mitsubishi Materials Corp................................... 23,400  608,614
    Mitsubishi Paper Mills, Ltd.................................  7,800   39,593
    Mitsubishi Research Institute, Inc..........................  1,800   50,002
    Mitsubishi Shokuhin Co., Ltd................................  4,300  111,299
    Mitsubishi Steel Manufacturing Co., Ltd.....................  4,700   68,214
    Mitsuboshi Belting, Ltd.....................................  6,100  115,888
*   Mitsui E&S Holdings Co., Ltd................................ 24,600  243,087
    Mitsui High-Tec, Inc........................................  5,100   59,136
    Mitsui Matsushima Holdings Co., Ltd.........................  1,600   18,312
    Mitsui Mining & Smelting Co., Ltd........................... 17,500  455,159
    Mitsui OSK Lines, Ltd....................................... 37,300  949,412
    Mitsui Sugar Co., Ltd.......................................  4,600  111,063
    Mitsui-Soko Holdings Co., Ltd...............................  5,900   93,788
    Mixi, Inc................................................... 11,600  250,654
    Miyaji Engineering Group, Inc...............................  1,600   27,121
    Miyazaki Bank, Ltd. (The)...................................  4,600  111,042
    Miyoshi Oil & Fat Co., Ltd..................................  1,800   18,988
    Mizuno Corp.................................................  6,100  140,242
    Modec, Inc..................................................  6,400  196,791
    MORESCO Corp................................................  2,000   26,938
    Morinaga Milk Industry Co., Ltd............................. 10,200  337,724
    Morito Co., Ltd.............................................  4,900   36,982
    Mory Industries, Inc........................................  1,800   41,258
    MrMax Holdings, Ltd.........................................  8,500   35,209
    Mugen Estate Co., Ltd.......................................  4,100   21,792
    Musashi Seimitsu Industry Co., Ltd..........................  5,200   81,178
    Musashino Bank, Ltd. (The)..................................  8,600  167,122
    Nachi-Fujikoshi Corp........................................  4,100  203,598
    Nadex Co., Ltd..............................................    800    6,138
    Nafco Co., Ltd..............................................  1,700   22,201
    Nagano Bank, Ltd. (The).....................................  2,800   43,043
    Nagano Keiki Co., Ltd.......................................  4,200   30,413
    Nagase & Co., Ltd........................................... 33,200  507,349
    Nakabayashi Co., Ltd........................................  4,000   18,401
    Nakamuraya Co., Ltd.........................................    900   35,353
    Nakano Corp.................................................  3,000   12,832
    Nakayama Steel Works, Ltd...................................  8,000   37,271
    Nakayamafuku Co., Ltd.......................................  4,300   19,545
    Nanto Bank, Ltd. (The)......................................  8,500  159,363
    Natori Co., Ltd.............................................  1,100   16,575
    NEC Capital Solutions, Ltd..................................  2,600   40,461
    NEC Networks & System Integration Corp......................    600   14,454
    Neturen Co., Ltd............................................ 10,100   86,866

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    NHK Spring Co., Ltd.........................................  45,500 $409,839
    Nicca Chemical Co., Ltd.....................................   1,600   15,024
    Nice Holdings, Inc..........................................   1,200   10,759
    Nichias Corp................................................  10,800  208,789
    Nichicon Corp...............................................  14,900  145,413
    Nichiden Corp...............................................   3,900   58,367
    Nichiha Corp................................................   5,700  156,795
    Nichi-iko Pharmaceutical Co., Ltd...........................  12,600  151,026
    Nichirin Co., Ltd...........................................   2,750   43,812
*   Nihon Dempa Kogyo Co., Ltd..................................   3,100   13,492
    Nihon Denkei Co., Ltd.......................................   1,400   18,088
    Nihon Eslead Corp...........................................   2,300   32,185
    Nihon Flush Co., Ltd........................................   2,000   40,292
    Nihon House Holdings Co., Ltd...............................  13,000   53,081
    Nihon Nohyaku Co., Ltd......................................  14,600   62,093
    Nihon Parkerizing Co., Ltd..................................   9,100  118,790
    Nihon Plast Co., Ltd........................................   4,500   31,599
    Nihon Tokushu Toryo Co., Ltd................................   3,100   33,517
    Nihon Yamamura Glass Co., Ltd...............................   2,700   35,687
    Niitaka Co., Ltd............................................     800   11,274
    Nikkato Corp................................................   2,400   19,569
    Nikkiso Co., Ltd............................................  14,700  182,233
    Nikkon Holdings Co., Ltd....................................  12,000  283,175
    Nippo Corp..................................................  17,000  345,630
    Nippon Carbide Industries Co., Inc..........................   2,300   31,414
    Nippon Chemical Industrial Co., Ltd.........................   1,800   34,319
    Nippon Chemi-Con Corp.......................................   5,000  102,132
    Nippon Chemiphar Co., Ltd...................................     500   13,037
    Nippon Coke & Engineering Co., Ltd..........................  52,300   47,012
    Nippon Concrete Industries Co., Ltd.........................  17,600   44,746
    Nippon Denko Co., Ltd.......................................  35,700   74,796
    Nippon Densetsu Kogyo Co., Ltd..............................   9,900  213,575
    Nippon Dry-Chemical Co., Ltd................................   1,400   14,094
    Nippon Electric Glass Co., Ltd..............................  27,400  752,924
    Nippon Filcon Co., Ltd......................................   3,100   14,303
    Nippon Flour Mills Co., Ltd.................................  14,200  239,974
    Nippon Kayaku Co., Ltd......................................  28,700  337,267
    Nippon Kinzoku Co., Ltd.....................................     900    9,646
    Nippon Kodoshi Corp.........................................     800   11,359
    Nippon Koei Co., Ltd........................................   3,200   73,356
    Nippon Light Metal Holdings Co., Ltd........................ 186,000  411,163
    Nippon Paper Industries Co., Ltd............................  29,800  590,563
    Nippon Pillar Packing Co., Ltd..............................   6,900   81,255
    Nippon Piston Ring Co., Ltd.................................   2,200   31,819
    Nippon Road Co., Ltd. (The).................................   2,100  120,967
    Nippon Seisen Co., Ltd......................................   1,200   31,295
    Nippon Sheet Glass Co., Ltd.................................  26,700  221,064
    Nippon Signal Co., Ltd......................................  14,500  134,716
    Nippon Soda Co., Ltd........................................   7,500  207,239
    Nippon Steel Trading Corp...................................   4,700  196,630
    Nippon Thompson Co., Ltd....................................  17,000   88,349
    Nippon View Hotel Co., Ltd..................................     600    6,374
    Nippon Yakin Kogyo Co., Ltd.................................  44,000  100,845
    Nippon Yusen K.K............................................  49,800  850,977
    Nipro Corp..................................................  19,800  245,955
    Nishimatsu Construction Co., Ltd............................  17,800  386,119
    Nishimatsuya Chain Co., Ltd.................................  14,000  111,606
    Nishi-Nippon Financial Holdings, Inc........................  43,100  356,643
    Nishio Rent All Co., Ltd....................................   4,800  133,196

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Nissan Shatai Co., Ltd......................................  18,400 $169,240
    Nissan Tokyo Sales Holdings Co., Ltd........................   4,700   12,362
    Nissei Plastic Industrial Co., Ltd..........................   3,700   33,012
    Nissha Co., Ltd.............................................   8,000   93,154
    Nisshin Fudosan Co..........................................   7,500   30,598
    Nisshin Oillio Group, Ltd. (The)............................   7,100  203,212
    Nisshinbo Holdings, Inc.....................................  50,604  451,759
    Nissin Corp.................................................   4,100   70,427
    Nissin Electric Co., Ltd....................................  14,600  138,419
    Nissin Kogyo Co., Ltd.......................................  12,400  165,295
    Nitta Corp..................................................   5,600  184,474
    Nitta Gelatin, Inc..........................................   3,800   23,271
    Nittetsu Mining Co., Ltd....................................   1,600   61,606
    Nitto Boseki Co., Ltd.......................................   6,500  135,541
    Nitto Fuji Flour Milling Co., Ltd...........................     400   22,281
    Nitto Kogyo Corp............................................   7,100  139,392
    Nitto Kohki Co., Ltd........................................   3,400   70,051
    Nitto Seiko Co., Ltd........................................   8,700   51,443
    Noda Corp...................................................   1,700   12,283
    NOK Corp....................................................  27,700  444,966
    Noritake Co., Ltd...........................................   3,000  146,319
    Noritsu Koki Co., Ltd.......................................   6,100  117,701
    Noritz Corp.................................................  10,000  155,114
    North Pacific Bank, Ltd.....................................  85,900  210,697
    Nozawa Corp.................................................   1,400    9,622
    NS United Kaiun Kaisha, Ltd.................................   2,900   63,695
    NTN Corp.................................................... 135,100  445,942
    NuFlare Technology, Inc.....................................   1,300   80,759
    Odelic Co., Ltd.............................................   1,100   38,897
    Oenon Holdings, Inc.........................................   8,600   30,855
    Ogaki Kyoritsu Bank, Ltd. (The).............................  11,000  248,646
    Ohara, Inc..................................................   2,000   25,166
    Ohmoto Gumi Co., Ltd........................................     200    8,687
    OIE Sangyo Co., Ltd.........................................     200    2,373
    Oiles Corp..................................................   6,700  111,979
    Oita Bank, Ltd. (The).......................................   4,300  129,421
    Okabe Co., Ltd..............................................  10,500   96,087
    Okada Aiyon Corp............................................   1,100   12,982
    Okamura Corp................................................   4,900   49,459
    Okasan Securities Group, Inc................................  44,400  162,634
    Oki Electric Industry Co., Ltd..............................  10,200  119,561
    OKUMA Corp..................................................   7,200  424,149
    Okumura Corp................................................   8,700  281,455
    Okura Industrial Co., Ltd...................................   1,800   29,832
    Okuwa Co., Ltd..............................................   7,000   70,794
    Olympic Group Corp..........................................   2,600   18,090
    ONO Sokki Co., Ltd..........................................   3,300   18,230
    Onoken Co., Ltd.............................................   5,000   71,237
    Onward Holdings Co., Ltd....................................  31,200  172,126
    Organo Corp.................................................   2,400   71,438
    Orient Corp.................................................  16,600   17,512
    Origin Co., Ltd.............................................   1,300   24,136
    Osaka Organic Chemical Industry, Ltd........................   3,700   37,686
    Osaka Soda Co., Ltd.........................................   3,900   94,274
    Osaki Electric Co., Ltd.....................................  12,400   82,461
    OSJB Holdings Corp..........................................  12,500   29,866
    OUG Holdings, Inc...........................................     600   14,304
    Ozu Corp....................................................   1,300   22,387
    Pacific Industrial Co., Ltd.................................  12,200  200,053

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Pacific Metals Co., Ltd.....................................  2,600 $ 57,126
    Pack Corp. (The)............................................  3,500  112,756
    Paltek Corp.................................................  2,400   12,399
    Parco Co., Ltd..............................................  7,500   72,050
    Parker Corp.................................................  2,000    8,781
    PC Depot Corp............................................... 13,300   48,947
    Pegasus Sewing Machine Manufacturing Co., Ltd...............  6,000   34,576
    Penta-Ocean Construction Co., Ltd........................... 63,500  291,314
    Pickles Corp................................................  1,300   24,195
    Piolax, Inc.................................................  8,300  156,267
    Press Kogyo Co., Ltd........................................ 29,000  157,074
    Pressance Corp.............................................. 10,400  127,394
    Proto Corp..................................................  3,600   67,552
    PS Mitsubishi Construction Co., Ltd......................... 10,400   61,281
    Punch Industry Co., Ltd.....................................  4,100   23,751
    Rasa Corp...................................................  1,900   14,237
    Rasa Industries, Ltd........................................  1,600   22,485
    Raysum Co., Ltd.............................................  4,400   40,074
    Renesas Easton Co., Ltd.....................................  6,000   22,375
    Rengo Co., Ltd.............................................. 52,900  466,601
    Restar Holdings Corp........................................  4,500   72,993
    Retail Partners Co., Ltd....................................  5,400   56,390
    Riberesute Corp.............................................  2,000   15,900
    Ricoh Leasing Co., Ltd......................................  4,800  140,290
    Right On Co., Ltd...........................................  6,100   42,713
    Riken Corp..................................................  2,600  124,662
    Riken Keiki Co., Ltd........................................  4,100   77,688
    Riken Technos Corp.......................................... 11,500   53,790
    Riken Vitamin Co., Ltd......................................  1,000   32,924
    Rion Co., Ltd...............................................  1,200   21,573
    Rix Corp....................................................    600    8,044
    Roland DG Corp..............................................  3,200   69,236
    Ryobi, Ltd..................................................  7,300  166,541
    Ryoden Corp.................................................  4,800   65,900
    Ryosan Co., Ltd.............................................  2,600   70,129
    S LINE Co., Ltd.............................................  1,800   16,604
    Sac's Bar Holdings, Inc.....................................  2,500   24,955
    Sakai Chemical Industry Co., Ltd............................  4,000   99,016
    Sakai Heavy Industries, Ltd.................................    700   19,980
    Sakai Ovex Co., Ltd.........................................  1,400   21,812
    Sakata INX Corp............................................. 11,400  103,665
    Sala Corp................................................... 16,900   92,977
    SAMTY Co., Ltd..............................................  4,500   58,386
    San Holdings, Inc...........................................  1,100   24,651
    San ju San Financial Group, Inc.............................  4,330   58,467
    San-A Co., Ltd..............................................  2,400   94,193
    San-Ai Oil Co., Ltd......................................... 16,300  137,590
*   Sanden Holdings Corp........................................  4,900   35,309
    Sanei Architecture Planning Co., Ltd........................  3,100   43,959
    San-In Godo Bank, Ltd. (The)................................ 41,300  273,689
    Sanken Electric Co., Ltd....................................  6,600  141,904
    Sanki Engineering Co., Ltd.................................. 12,700  138,976
    Sanko Gosei, Ltd............................................  2,000    6,277
    Sanko Metal Industrial Co., Ltd.............................  1,000   24,164
    Sankyo Tateyama, Inc........................................  7,700   85,643
    Sanoh Industrial Co., Ltd...................................  7,100   33,737
    Sansei Landic Co., Ltd......................................  1,300    8,831
    Sansei Technologies, Inc....................................    800   11,131
    Sansha Electric Manufacturing Co., Ltd......................  4,900   41,522

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Sanshin Electronics Co., Ltd................................  1,700 $ 28,676
    Sanyo Chemical Industries, Ltd..............................  3,500  177,148
    Sanyo Denki Co., Ltd........................................  2,800  131,773
    Sanyo Housing Nagoya Co., Ltd...............................  2,800   23,871
    Sanyo Special Steel Co., Ltd................................  4,600   92,240
    Sanyo Trading Co., Ltd......................................  2,300   46,754
    Sapporo Holdings, Ltd....................................... 16,100  330,177
    Sato Shoji Corp.............................................  5,000   42,112
    Satori Electric Co., Ltd....................................  4,200   37,657
    Sawada Holdings Co., Ltd....................................  6,000   52,707
    Saxa Holdings, Inc..........................................  1,300   20,520
    Scroll Corp.................................................  8,200   27,275
    SEC Carbon, Ltd.............................................    600   53,445
    Secom Joshinetsu Co., Ltd...................................    900   29,169
    Seika Corp..................................................  3,500   43,029
    Seikitokyu Kogyo Co., Ltd...................................  9,900   50,562
    Seiko Holdings Corp.........................................  7,700  174,744
    Seiko PMC Corp..............................................  2,300   16,405
    Seino Holdings Co., Ltd..................................... 44,600  607,165
    Sekisui Plastics Co., Ltd...................................  8,100   60,376
    Senko Group Holdings Co., Ltd............................... 31,900  256,561
    Senshu Electric Co., Ltd....................................  2,300   53,454
    Senshu Ikeda Holdings, Inc.................................. 78,000  193,813
*   Senshukai Co., Ltd..........................................  7,900   17,101
    Shibaura Mechatronics Corp..................................    900   30,955
    Shibusawa Warehouse Co., Ltd. (The).........................  3,100   48,796
    Shiga Bank, Ltd. (The)...................................... 13,200  315,894
    Shikibo, Ltd................................................  2,500   22,872
    Shikoku Bank, Ltd. (The).................................... 11,200  102,391
    Shikoku Chemicals Corp......................................  9,600  103,849
    Shima Seiki Manufacturing, Ltd..............................  7,100  238,901
    Shimachu Co., Ltd...........................................  8,600  207,957
    Shimizu Bank, Ltd. (The)....................................  3,400   53,887
    Shimojima Co., Ltd..........................................  2,900   31,123
    Shin Nippon Air Technologies Co., Ltd.......................    700   11,283
*   Shin Nippon Biomedical Laboratories, Ltd....................  4,500   31,019
    Shinagawa Refractories Co., Ltd.............................  1,700   50,784
    Shindengen Electric Manufacturing Co., Ltd..................  2,400   98,757
    Shin-Etsu Polymer Co., Ltd.................................. 13,600  103,554
*   Shinkawa, Ltd...............................................  5,000   22,454
    Shinko Electric Industries Co., Ltd......................... 23,000  202,980
    Shinko Plantech Co., Ltd.................................... 10,900  114,096
    Shinko Shoji Co., Ltd.......................................  4,900   82,557
    Shinmaywa Industries, Ltd................................... 24,100  297,585
    Shinnihon Corp..............................................  7,700   66,195
    Shinoken Group Co., Ltd.....................................  5,100   33,035
*   Shinsei Bank, Ltd........................................... 48,800  680,482
    Shinsho Corp................................................  1,500   35,897
    Shizuki Electric Co., Inc...................................  3,000   16,752
    Shizuoka Gas Co., Ltd....................................... 14,200  115,286
    Shofu, Inc..................................................  3,200   36,393
    Showa Aircraft Industry Co., Ltd............................  2,200   26,870
    Showa Corp.................................................. 14,200  208,572
    Showa Sangyo Co., Ltd.......................................  3,400   91,914
    Sigma Koki Co., Ltd.........................................    900   10,864
    Sinanen Holdings Co., Ltd...................................  2,300   43,222
    Sinfonia Technology Co., Ltd................................  7,000   99,631
    Sinko Industries, Ltd.......................................  5,300   76,279
    SK Kaken Co., Ltd...........................................    200   82,662

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    SK-Electronics Co., Ltd.....................................  3,000 $ 47,853
    SKY Perfect JSAT Holdings, Inc.............................. 43,800  175,237
    SMK Corp....................................................  1,500   34,721
    Soda Nikka Co., Ltd.........................................  6,400   33,037
    Sodick Co., Ltd............................................. 13,600  122,860
    Soken Chemical & Engineering Co., Ltd.......................  1,600   22,668
    Space Co., Ltd..............................................  2,320   26,926
    Space Value Holdings Co., Ltd...............................  7,300   39,884
    SPK Corp....................................................    600   13,039
    St Marc Holdings Co., Ltd...................................  2,000   44,907
    Starzen Co., Ltd............................................  2,200   79,503
    Step Co., Ltd...............................................    900   12,186
    Subaru Enterprise Co., Ltd..................................    400   20,691
    Sugimoto & Co., Ltd.........................................  3,600   64,447
    Sumida Corp.................................................  7,600  113,487
    Suminoe Textile Co., Ltd....................................  1,700   45,840
    Sumitomo Densetsu Co., Ltd..................................  4,600   79,037
    Sumitomo Forestry Co., Ltd.................................. 36,400  500,784
    Sumitomo Osaka Cement Co., Ltd..............................  3,000  122,250
    Sumitomo Precision Products Co., Ltd........................    600   16,742
    Sumitomo Riko Co., Ltd...................................... 12,000  105,737
    Sumitomo Rubber Industries, Ltd............................. 51,754  636,390
    Sumitomo Seika Chemicals Co., Ltd...........................  2,600  101,019
    Sun Frontier Fudousan Co., Ltd..............................  9,100   93,104
    Suncall Corp................................................  7,300   39,891
    Sun-Wa Technos Corp.........................................  2,500   19,916
    Suzuki Co., Ltd.............................................  3,000   18,578
    SWCC Showa Holdings Co., Ltd................................  8,500   59,142
    T Hasegawa Co., Ltd......................................... 10,400  168,046
    T RAD Co., Ltd..............................................  1,700   36,441
    T&K Toka Co., Ltd...........................................  6,700   59,126
    Tachibana Eletech Co., Ltd..................................  5,300   82,742
    Tachikawa Corp..............................................  2,800   31,846
    Tachi-S Co., Ltd............................................  8,500  131,114
    Tadano, Ltd................................................. 27,900  295,189
    Taihei Dengyo Kaisha, Ltd...................................  5,000  110,274
    Taiheiyo Kouhatsu, Inc......................................  1,500    9,957
    Taiho Kogyo Co., Ltd........................................  6,200   49,037
    Taikisha, Ltd...............................................  6,700  202,484
    Taiko Bank, Ltd. (The)......................................  2,400   35,919
    Taisei Lamick Co., Ltd......................................  1,100   27,850
    Taiyo Yuden Co., Ltd........................................ 33,600  818,282
    Takachiho Koheki Co., Ltd...................................  1,600   13,735
    Takamatsu Construction Group Co., Ltd.......................  4,100   88,441
    Takamatsu Machinery Co., Ltd................................  2,400   20,995
    Takaoka Toko Co., Ltd.......................................  3,700   42,875
    Takara Leben Co., Ltd....................................... 22,200   69,039
    Takara Standard Co., Ltd.................................... 10,400  158,312
    Takasago International Corp.................................  4,100  124,716
    Takasago Thermal Engineering Co., Ltd.......................  1,500   23,790
    Takashima & Co., Ltd........................................    700   10,740
    Takashimaya Co., Ltd........................................ 46,900  527,353
    Take And Give Needs Co., Ltd................................  2,900   38,237
    TAKEBISHI Corp..............................................  2,800   34,634
    Takeei Corp.................................................  6,700   47,299
    Takihyo Co., Ltd............................................  1,600   26,218
    Takisawa Machine Tool Co., Ltd..............................  1,800   25,270
    Takuma Co., Ltd............................................. 12,000  144,691
    Tamron Co., Ltd.............................................  4,000   78,322

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Tamura Corp................................................. 23,300 $144,748
    Tatsuta Electric Wire and Cable Co., Ltd.................... 11,500   50,507
    Tayca Corp..................................................  4,400   99,341
    Tbk Co., Ltd................................................  9,300   33,984
    TECHNO ASSOCIE Co., Ltd.....................................  1,200   11,675
    Techno Smart Corp...........................................  1,500   12,507
    Teijin, Ltd................................................. 53,200  915,153
    Tekken Corp.................................................  3,900  101,972
    Tigers Polymer Corp.........................................  2,700   14,699
    Toa Corp....................................................  6,000   66,021
    Toa Corp....................................................  4,300   61,770
    Toa Oil Co., Ltd............................................  2,000   32,293
    TOA ROAD Corp...............................................  1,700   43,556
    Toagosei Co., Ltd........................................... 30,100  328,590
    Tobishima Corp..............................................  5,740   73,477
    TOC Co., Ltd................................................ 12,300   76,888
    Tochigi Bank, Ltd. (The).................................... 31,600   64,070
    Toda Kogyo Corp.............................................  1,200   24,023
    Toenec Corp.................................................  3,000   83,305
    Toho Acetylene Co., Ltd.....................................  1,200   15,170
    Toho Bank, Ltd. (The)....................................... 56,100  145,563
    Toho Chemical Industry Co., Ltd.............................  3,000   11,411
    Toho Co., Ltd...............................................  2,100   41,482
    Toho Holdings Co., Ltd...................................... 10,200  238,996
    Toho Zinc Co., Ltd..........................................  4,600  120,410
    Tohoku Bank, Ltd. (The).....................................  2,800   27,265
    Tokai Lease Co., Ltd........................................    800   11,669
    Tokai Rika Co., Ltd......................................... 17,000  295,193
    Tokai Tokyo Financial Holdings, Inc......................... 67,300  223,654
    Token Corp..................................................  2,400  146,522
    Tokushu Tokai Paper Co., Ltd................................  2,500   92,380
    Tokyo Dome Corp............................................. 23,200  230,416
    Tokyo Electron Device, Ltd..................................  2,200   38,362
    Tokyo Energy & Systems, Inc.................................  8,100   69,907
    Tokyo Keiki, Inc............................................  3,800   37,889
    Tokyo Kiraboshi Financial Group, Inc........................  9,800  141,609
    Tokyo Ohka Kogyo Co., Ltd................................... 10,000  320,232
    Tokyo Rakutenchi Co., Ltd...................................    900   40,741
    Tokyo Rope Manufacturing Co., Ltd...........................  4,200   41,356
    Tokyo Sangyo Co., Ltd.......................................  4,000   18,474
    Tokyo Seimitsu Co., Ltd..................................... 11,300  328,232
    Tokyo Steel Manufacturing Co., Ltd.......................... 10,100   86,495
    Tokyo Tatemono Co., Ltd..................................... 63,100  712,246
    Tokyo Tekko Co., Ltd........................................  3,900   43,168
    Tokyo Theatres Co., Inc.....................................  3,000   35,889
    Tokyu Construction Co., Ltd.................................  9,200   66,069
    Tokyu Recreation Co., Ltd...................................    600   26,804
    Toli Corp................................................... 12,400   29,034
    Tomato Bank, Ltd............................................  3,100   29,741
    Tomen Devices Corp..........................................    800   17,152
    Tomoe Corp..................................................  6,700   21,627
    Tomoe Engineering Co., Ltd..................................  2,300   50,647
    Tomoegawa Co., Ltd..........................................  1,400   12,905
    Tomoku Co., Ltd.............................................  3,200   50,924
    TOMONY Holdings, Inc........................................ 44,100  160,501
    Tonami Holdings Co., Ltd....................................  1,600   87,921
    Toppan Forms Co., Ltd....................................... 14,800  135,353
    Topre Corp..................................................  9,300  174,451
    Topy Industries, Ltd........................................  4,300   99,511

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Torex Semiconductor, Ltd....................................  2,500 $ 29,308
    Torii Pharmaceutical Co., Ltd...............................  4,000   79,510
    Torishima Pump Manufacturing Co., Ltd.......................  5,200   47,219
    Tosei Corp..................................................  9,200   76,510
    Toshiba Machine Co., Ltd....................................  6,300  144,071
    Totech Corp.................................................    600   11,797
    Tottori Bank, Ltd. (The)....................................  3,000   38,090
    Towa Bank, Ltd. (The).......................................  9,700   62,220
    Towa Corp...................................................  8,100   67,402
    Toyo Construction Co., Ltd.................................. 24,700   90,993
    Toyo Denki Seizo K.K........................................  1,900   26,017
    Toyo Ink SC Holdings Co., Ltd............................... 11,100  265,970
    Toyo Kanetsu K.K............................................  2,900   55,303
    Toyo Logistics Co., Ltd.....................................  6,200   17,705
    Toyo Machinery & Metal Co., Ltd.............................  5,300   29,797
    Toyo Securities Co., Ltd.................................... 18,000   21,012
    Toyo Tanso Co., Ltd.........................................  4,200   83,355
    Toyo Tire Corp.............................................. 29,300  342,764
    Toyo Wharf & Warehouse Co., Ltd.............................  1,800   24,146
    Toyobo Co., Ltd............................................. 28,600  373,182
    Toyoda Gosei Co., Ltd....................................... 19,200  399,690
    Toyota Boshoku Corp......................................... 15,100  223,120
    TPR Co., Ltd................................................  6,800  134,044
    TS Tech Co., Ltd............................................  7,000  210,228
    Tsubakimoto Chain Co........................................  7,600  283,288
    Tsubakimoto Kogyo Co., Ltd..................................  1,000   32,788
    Tsudakoma Corp..............................................    800   13,685
    Tsugami Corp................................................ 15,100  136,877
    Tsukada Global Holdings, Inc................................  5,400   29,504
    Tsukishima Kikai Co., Ltd...................................  7,700  101,025
    Tsukuba Bank, Ltd........................................... 24,100   42,554
    Tsurumi Manufacturing Co., Ltd..............................  5,300   94,991
    Tv Tokyo Holdings Corp......................................  3,900   82,203
    UACJ Corp................................................... 10,100  204,301
    Ube Industries, Ltd......................................... 32,800  701,779
    Uchida Yoko Co., Ltd........................................  3,200  102,145
    Uchiyama Holdings Co., Ltd..................................  2,100    9,193
    Ueki Corp...................................................    500   10,494
    Ulvac, Inc.................................................. 12,100  407,605
    Uniden Holdings Corp........................................  2,100   46,375
    UNIMAT Retirement Community Co., Ltd........................  1,300   21,386
    Union Tool Co...............................................  1,800   49,696
    Unipres Corp................................................ 12,400  191,635
    United Super Markets Holdings, Inc.......................... 16,000  144,645
    UNITED, Inc.................................................  2,300   29,582
    Urbanet Corp. Co., Ltd......................................  7,300   22,667
    Utoc Corp...................................................  3,300   16,121
    Valor Holdings Co., Ltd.....................................  3,900   95,138
    Village Vanguard Co., Ltd...................................  1,200   10,205
    Vital KSK Holdings, Inc..................................... 12,300  117,363
    Wacoal Holdings Corp........................................  9,300  229,690
    Wakachiku Construction Co., Ltd.............................  4,600   59,149
    Wakita & Co., Ltd........................................... 11,300  118,698
    Warabeya Nichiyo Holdings Co., Ltd..........................  3,900   62,730
    Watts Co., Ltd..............................................  2,500   15,765
    Wood One Co., Ltd...........................................  1,200   11,714
    W-Scope Corp................................................  3,100   48,924
    Xebio Holdings Co., Ltd.....................................  8,300   87,381
    YAC Holdings Co., Ltd.......................................  1,800   14,069

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Yachiyo Industry Co., Ltd...................................   3,600 $    24,455
    Yagi & Co., Ltd.............................................     800      10,791
    Yahagi Construction Co., Ltd................................   8,800      61,733
    YAMABIKO Corp...............................................  11,300     111,770
    Yamagata Bank, Ltd. (The)...................................   7,400     119,259
    Yamaguchi Financial Group, Inc..............................  64,828     479,643
    Yamaichi Electronics Co., Ltd...............................   4,200      47,805
    Yamanashi Chuo Bank, Ltd. (The).............................   9,500     111,445
    Yamashina Corp..............................................  27,600      17,148
    Yamatane Corp...............................................   1,500      21,843
    Yamato Corp.................................................   4,000      18,740
    Yamaya Corp.................................................   1,800      34,669
    Yamazawa Co., Ltd...........................................     800      11,629
    Yamazen Corp................................................   6,900      72,599
    Yashima Denki Co., Ltd......................................   4,000      31,691
    Yellow Hat, Ltd.............................................   9,600     121,482
    Yokogawa Bridge Holdings Corp...............................   8,700     141,565
    Yokohama Reito Co., Ltd.....................................  14,900     118,017
    Yokohama Rubber Co., Ltd. (The).............................  30,600     576,588
    Yomiuri Land Co., Ltd.......................................   1,000      39,466
    Yondenko Corp...............................................   1,000      23,755
    Yondoshi Holdings, Inc......................................   4,500      99,145
    Yorozu Corp.................................................   6,400      93,212
    Yotai Refractories Co., Ltd.................................   5,200      24,450
    Yuasa Funashoku Co., Ltd....................................     500      16,618
    Yuasa Trading Co., Ltd......................................   4,500     128,372
    Yurtec Corp.................................................  11,800      83,271
    Yushiro Chemical Industry Co., Ltd..........................   2,100      25,129
    Zaoh Co., Ltd...............................................   1,700      20,518
    Zeon Corp...................................................  42,000     412,544
    Zojirushi Corp..............................................  11,500     118,661
                                                                         -----------
TOTAL JAPAN.....................................................          98,114,421
                                                                         -----------
MALAYSIA -- (0.8%)
    Duopharma Biotech Bhd.......................................  45,500      15,539
    Aeon Co. M Bhd..............................................  96,500      33,634
    AFFIN Bank Bhd..............................................  76,600      41,521
    AirAsia Group Bhd........................................... 278,600     184,045
    Alliance Bank Malaysia Bhd.................................. 160,800     158,003
    Allianz Malaysia Bhd........................................  10,200      33,558
    AMMB Holdings Bhd........................................... 326,900     353,410
    Ann Joo Resources Bhd.......................................  56,200      23,938
#*  Bahvest Resources Bhd.......................................  99,300      15,740
*   Berjaya Assets Bhd.......................................... 139,400      10,124
*   Berjaya Corp. Bhd........................................... 507,733      32,578
    Berjaya Food Bhd............................................  50,600      21,786
    BIMB Holdings Bhd...........................................  54,400      61,056
    Boustead Holdings Bhd....................................... 106,008      32,827
#   Boustead Plantations Bhd.................................... 114,100      22,072
#*  Bumi Armada Bhd............................................. 415,900      23,646
    CAB Cakaran Corp. Bhd.......................................  55,500       7,792
    Cahya Mata Sarawak Bhd...................................... 111,300      89,925
*   Coastal Contracts Bhd.......................................  28,800       7,318
    Cypark Resources Bhd........................................  32,250      13,032
*   Dagang NeXchange Bhd........................................ 205,700      13,959
*   Dayang Enterprise Holdings Bhd..............................  66,400      22,656
    DRB-Hicom Bhd............................................... 155,700      82,182
*   Eastern & Oriental Bhd...................................... 142,981      30,232
*   Eco World Development Group Bhd............................. 232,300      52,011

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
MALAYSIA -- (Continued)
    Engtex Group Bhd............................................  77,300 $ 15,615
*   FGV Holdings Bhd............................................ 358,300  108,177
    Gadang Holdings Bhd.........................................  82,250   16,430
    Gamuda Bhd.................................................. 391,100  331,061
#   George Kent Malaysia Bhd....................................  66,200   20,206
    GuocoLand Malaysia Bhd......................................  51,700    9,259
#   Hengyuan Refining Co. Bhd...................................  19,200   27,531
#   Hiap Teck Venture Bhd....................................... 209,200   13,933
    IGB Bhd.....................................................  50,700   33,323
#   IJM Corp. Bhd............................................... 585,600  331,541
    Insas Bhd................................................... 171,000   32,922
#   IOI Properties Group Bhd.................................... 266,749   88,430
#*  JAKS Resources Bhd..........................................  84,700   15,684
    Jaya Tiasa Holdings Bhd.....................................  64,000    9,519
    Kenanga Investment Bank Bhd.................................  81,600   11,557
    Kerjaya Prospek Group Bhd...................................  39,500   12,526
*   Kretam Holdings Bhd......................................... 135,700   13,332
*   Landmarks Bhd...............................................  79,900    9,270
    LBS Bina Group Bhd.......................................... 119,020   17,697
    Lii Hen Industries Bhd......................................  15,400   10,031
    Magni-Tech Industries Bhd...................................  10,600   11,937
    Magnum Bhd.................................................. 143,000   84,101
    Mah Sing Group Bhd.......................................... 217,100   50,426
#   Malayan Flour Mills Bhd.....................................  85,950   15,580
    Malaysia Airports Holdings Bhd.............................. 158,800  293,281
*   Malaysia Marine and Heavy Engineering Holdings Bhd..........  64,200   12,202
    Malaysian Pacific Industries Bhd............................  18,800   44,559
#   Malaysian Resources Corp. Bhd............................... 373,000   93,005
    Matrix Concepts Holdings Bhd................................  66,750   31,025
*   Media Prima Bhd............................................. 118,600   13,205
    Mega First Corp. Bhd........................................  32,300   30,876
    MKH Bhd.....................................................  42,400   13,981
#   MMC Corp. Bhd............................................... 147,400   37,438
*   MNRB Holdings Bhd...........................................  14,159    3,492
*   MPHB Capital Bhd............................................ 107,000   27,205
    Muda Holdings Bhd...........................................  36,200   15,956
*   Mudajaya Group Bhd..........................................  31,588    2,489
    Muhibbah Engineering M Bhd..................................  57,500   39,700
*   Mulpha International Bhd....................................  20,120   11,734
    Paramount Corp. Bhd.........................................  29,700   15,209
#   Petron Malaysia Refining & Marketing Bhd....................  17,400   28,682
    Pos Malaysia Bhd............................................ 108,200   47,935
    RGB International Bhd....................................... 107,100    5,451
*   Sapura Energy Bhd........................................... 854,800   67,003
    Sarawak Oil Palms Bhd.......................................  45,385   28,737
    SP Setia Bhd Group.......................................... 250,557  137,522
    Supermax Corp. Bhd..........................................  57,800   21,134
    Ta Ann Holdings Bhd.........................................  39,440   22,430
    TA Enterprise Bhd........................................... 239,700   37,692
    TA Global Bhd............................................... 119,500    7,801
#   Taliworks Corp. Bhd......................................... 147,666   36,038
    Tan Chong Motor Holdings Bhd................................  37,700   14,857
    Tropicana Corp. Bhd......................................... 108,634   22,857
    TSH Resources Bhd...........................................  96,200   24,004
    Tune Protect Group Bhd......................................  80,800   13,607
    UEM Edgenta Bhd.............................................  59,000   41,260
    UEM Sunrise Bhd............................................. 347,300   78,182
    UMW Holdings Bhd............................................  60,200   79,427
#   United Malacca Bhd..........................................  15,200   19,706

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
MALAYSIA -- (Continued)
    UOA Development Bhd.........................................   127,800 $   69,831
*   Velesto Energy Bhd..........................................   594,639     42,483
*   Vivocom International Holdings Bhd..........................   574,167      2,771
*   Vizione Holdings Bhd........................................    93,300     25,070
    VS Industry Bhd.............................................   180,400     49,843
    WCT Holdings Bhd............................................   171,311     43,922
    Yinson Holdings Bhd.........................................   104,400    122,255
    YNH Property Bhd............................................    52,616     21,146
    YTL Corp. Bhd...............................................   685,582    187,110
                                                                           ----------
TOTAL MALAYSIA..................................................            4,656,785
                                                                           ----------
MEXICO -- (0.8%)
    ALEATICA S.A.B. de C.V......................................    24,175     26,779
    Alfa S.A.B. de C.V., Class A................................   568,712    572,979
    Alpek S.A.B. de C.V.........................................    60,179     73,804
    Banco del Bajio SA..........................................    97,519    209,619
*   Cemex S.A.B. de C.V......................................... 1,038,459    480,947
    Consorcio ARA S.A.B. de C.V., Series *......................   158,657     42,263
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
      Class A...................................................    31,901     29,078
    Corp. Actinver S.A.B. de C.V................................    15,000     10,326
    Corpovael S.A. de C.V.......................................    10,092      7,980
    Credito Real S.A.B. de C.V. SOFOM ER........................    85,399     98,653
    Cydsa S.A.B. de C.V.........................................     1,721      2,524
*   Genomma Lab Internacional S.A.B. de C.V., Class B...........   119,715     95,859
    Gentera S.A.B. de C.V.......................................   134,521    122,971
*   Grupo Aeromexico S.A.B. de C.V..............................    57,440     58,416
    Grupo Cementos de Chihuahua S.A.B. de C.V...................    27,500    157,506
    Grupo Comercial Chedraui S.A. de C.V........................   125,474    246,874
*   Grupo Famsa S.A.B. de C.V., Class A.........................    33,963     11,645
    Grupo Herdez S.A.B. de C.V., Series *.......................    19,708     42,425
*   Grupo Hotelero Santa Fe S.A.B. de C.V.......................    34,842     11,119
    Grupo Industrial Saltillo S.A.B. de C.V.....................    27,431     30,748
    Grupo Sanborns S.A.B. de C.V................................    56,188     55,720
*   Grupo Simec S.A.B. de C.V., Series B........................    17,895     54,900
    Grupo Televisa S.A.B., Series CPO...........................    25,986     52,938
*   Hoteles City Express S.A.B. de C.V..........................    61,700     63,497
    Industrias Bachoco S.A.B. de C.V., Series B.................    68,398    279,794
*   Industrias CH S.A.B. de C.V., Series B......................    36,248    169,732
    Industrias Penoles S.A.B. de C.V............................     7,107     81,725
*   La Comer S.A.B. de C.V......................................   133,504    152,815
    Mexichem S.A.B. de C.V......................................    14,900     34,606
*   Minera Frisco S.A.B. de C.V., Class A1......................   115,113     24,592
    Nemak S.A.B. de C.V.........................................   128,545     70,654
*   Organizacion Cultiba S.A.B. de C.V..........................    69,200     61,324
*   Organizacion Soriana S.A.B. de C.V., Class B................    40,351     48,870
    Promotora y Operadora de Infraestructura S.A.B. de C.V......    39,079    396,629
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L...................................................     3,934     25,835
    Qualitas Controladora S.A.B. de C.V.........................    23,988     63,836
    Regional S.A.B. de C.V......................................    21,120    114,302
    TV Azteca S.A.B. de C.V.....................................   207,678     22,567
    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................    11,458     25,626
    Vitro S.A.B. de C.V., Series A..............................    22,198     62,644
                                                                           ----------
TOTAL MEXICO....................................................            4,195,121
                                                                           ----------
NETHERLANDS -- (1.8%)
    Accell Group NV.............................................     3,667    104,556
    APERAM SA...................................................    14,890    459,369
    Arcadis NV..................................................    21,240    401,342

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NETHERLANDS -- (Continued)
    ASM International NV........................................  13,812 $  941,694
    ASR Nederland NV............................................  44,759  1,991,509
    BinckBank NV................................................  11,130     78,980
    Boskalis Westminster........................................  27,962    767,419
    Brunel International NV.....................................   4,689     76,089
    ForFarmers NV...............................................   5,755     49,206
*   Fugro NV....................................................  14,386    131,116
*   Heijmans NV.................................................   6,987     79,330
    Hunter Douglas NV...........................................     778     54,964
    Intertrust NV...............................................  18,628    354,090
    KAS Bank NV.................................................   2,750     38,472
    Kendrion NV.................................................   2,214     54,343
    Koninklijke BAM Groep NV....................................  79,919    390,278
*   Lucas Bols NV...............................................   1,767     30,759
    Ordina NV...................................................  26,153     55,993
    Randstad NV.................................................  32,096  1,835,610
    SBM Offshore NV.............................................  44,899    833,164
    Signify NV..................................................  30,082    902,744
*   TomTom NV...................................................  10,895     94,176
    Van Lanschot Kempen NV......................................   3,533     91,999
                                                                         ----------
TOTAL NETHERLANDS...............................................          9,817,202
                                                                         ----------
NEW ZEALAND -- (0.4%)
    Abano Healthcare Group, Ltd.................................   4,381     13,350
    Air New Zealand, Ltd........................................ 120,769    216,271
    Arvida Group, Ltd...........................................  57,191     49,684
    Briscoe Group, Ltd..........................................   5,318     11,830
    Chorus, Ltd.................................................  89,176    356,907
    Comvita, Ltd................................................   4,754     13,207
    Heartland Group Holdings, Ltd...............................  83,148     86,192
    Kathmandu Holdings, Ltd.....................................  29,777     46,758
    Metlifecare, Ltd............................................  35,960    118,824
    NEW Zealand King Salmon Investments, Ltd....................   7,515     14,908
    New Zealand Refining Co., Ltd. (The)........................  37,173     51,671
    NZME, Ltd...................................................  15,550      5,705
    NZME, Ltd...................................................  28,793     10,557
    Oceania Healthcare, Ltd.....................................  54,811     39,207
    PGG Wrightson, Ltd..........................................  27,472      9,718
    Sanford, Ltd................................................   7,981     36,371
    Skellerup Holdings, Ltd.....................................  34,974     51,150
    SKY Network Television, Ltd.................................  66,134     53,967
    SKYCITY Entertainment Group, Ltd............................ 123,580    336,769
    Steel & Tube Holdings, Ltd..................................  18,087     14,978
    Summerset Group Holdings, Ltd...............................  43,592    163,406
    Tourism Holdings, Ltd.......................................  20,114     54,296
*   TOWER, Ltd..................................................  65,261     33,959
    Trade Me Group, Ltd.........................................  62,943    270,455
    Turners Automotive Group, Ltd...............................  14,592     23,405
    Warehouse Group, Ltd. (The).................................  13,394     19,134
    Z Energy, Ltd...............................................  17,775     75,155
                                                                         ----------
TOTAL NEW ZEALAND...............................................          2,177,834
                                                                         ----------
NORWAY -- (0.9%)
*   Akastor ASA.................................................  22,420     34,668
*   Aker Solutions ASA..........................................  38,204    196,139
    American Shipping Co. ASA...................................   8,329     32,985
*   Archer, Ltd.................................................   9,188      5,920
    Austevoll Seafood ASA.......................................   8,683    101,156

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
NORWAY -- (Continued)
*   Avance Gas Holding, Ltd.....................................     7,335 $   20,919
*   Axactor SE..................................................    24,958     60,910
    Bonheur ASA.................................................     5,585     89,641
*   BW LPG, Ltd.................................................    25,720    118,404
*   BW Offshore, Ltd............................................    28,748    160,282
    DNO ASA.....................................................   165,277    375,232
*   DOF ASA.....................................................    28,665     15,748
    Europris ASA................................................    24,471     76,472
*   FLEX LNG, Ltd...............................................     5,388     74,219
*   Frontline, Ltd..............................................    16,471    136,798
    Hoegh LNG Holdings, Ltd.....................................    13,207     60,116
*   Kongsberg Automotive ASA....................................    75,985     69,792
    Kongsberg Gruppen ASA.......................................     4,903     71,077
    Kvaerner ASA................................................    31,342     43,630
*   Norwegian Air Shuttle ASA...................................    14,454     60,569
*   Norwegian Finans Holding ASA................................    26,755    220,456
    Ocean Yield ASA.............................................    13,737    104,402
*   Odfjell Drilling, Ltd.......................................    25,170     87,281
    Odfjell SE, Class A.........................................     8,358     27,369
*   Otello Corp. ASA............................................    27,065     46,683
*   Petroleum Geo-Services ASA..................................    50,806    112,779
*   Prosafe SE..................................................     8,800     16,589
*   Protector Forsikring ASA....................................    13,354     90,657
    Sbanken ASA.................................................    20,792    204,652
    Selvaag Bolig ASA...........................................     9,469     53,758
    Solon Eiendom ASA...........................................     3,499     15,935
    SpareBank 1 SR-Bank ASA.....................................    39,457    456,211
    Spectrum ASA................................................     7,613     49,233
    Stolt-Nielsen, Ltd..........................................     4,606     57,731
    Storebrand ASA..............................................   101,829    860,589
    Subsea 7 SA.................................................    49,516    629,073
    Wallenius Wilhelmsen ASA....................................     9,122     32,394
    Wilh Wilhelmsen Holding ASA, Class A........................     3,190     57,653
    XXL ASA.....................................................    19,653     59,989
                                                                           ----------
TOTAL NORWAY....................................................            4,988,111
                                                                           ----------
PHILIPPINES -- (0.3%)
    Alliance Global Group, Inc..................................   697,900    200,380
    Belle Corp..................................................   514,000     23,913
    Cebu Air, Inc...............................................    41,100     64,669
*   CEMEX Holdings Philippines, Inc.............................   237,000      9,868
    China Banking Corp..........................................   156,400     79,652
    Cosco Capital, Inc..........................................   415,800     59,613
    DMCI Holdings, Inc..........................................   102,800     22,021
*   East West Banking Corp......................................   126,750     28,308
*   EEI Corp....................................................    85,300     15,144
    Filinvest Land, Inc......................................... 2,215,000     65,446
    First Philippine Holdings Corp..............................    54,620     82,576
*   Global Ferronickel Holdings, Inc............................   218,117      6,363
    GT Capital Holdings, Inc....................................     6,690    111,144
    Integrated Micro-Electronics, Inc...........................    64,100     12,795
    International Container Terminal Services, Inc..............    27,530     66,789
    Lopez Holdings Corp.........................................   459,100     42,450
    Megaworld Corp.............................................. 1,811,000    194,702
    Nickel Asia Corp............................................   318,060     14,648
    Petron Corp.................................................   450,100     53,530
    Philex Mining Corp..........................................   153,000      9,103
*   Philippine National Bank....................................    57,100     57,511
    Phoenix Petroleum Philippines, Inc..........................    68,700     15,898

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
PHILIPPINES -- (Continued)
    Pilipinas Shell Petroleum Corp..............................    28,200 $   24,483
    Premium Leisure Corp........................................   648,000      9,084
    RFM Corp....................................................   131,000     12,200
    Rizal Commercial Banking Corp...............................    55,220     27,547
    Robinsons Land Corp.........................................   360,531    169,386
    Security Bank Corp..........................................    24,060     83,120
*   Top Frontier Investment Holdings, Inc.......................     3,550     18,295
    Union Bank Of Philippines...................................    42,760     50,001
    Vista Land & Lifescapes, Inc................................   853,600    119,805
                                                                           ----------
TOTAL PHILIPPINES...............................................            1,750,444
                                                                           ----------
POLAND -- (0.4%)
*   AB SA.......................................................       754      3,610
    Agora SA....................................................     7,238     23,698
*   Alior Bank SA...............................................    11,565    178,122
    Alumetal SA.................................................     1,454     17,319
    Amica SA....................................................     1,212     41,177
    Asseco Poland SA............................................    23,157    321,594
*   Bank Ochrony Srodowiska SA..................................     6,254     11,665
*   Bioton SA...................................................     7,143      8,690
*   Boryszew SA.................................................    12,442     14,698
    Ciech SA....................................................     7,468     93,639
    ComArch SA..................................................       286     14,014
*   Cyfrowy Polsat SA...........................................    30,190    209,591
    Echo Investment SA..........................................    30,168     30,529
*   Enea SA.....................................................    73,544    147,247
*   Fabryki Mebli Forte SA......................................     2,722     19,614
    Grupa Kety SA...............................................       150     13,603
    Grupa Lotos SA..............................................    14,159    308,496
*   Impexmetal SA...............................................    22,502     24,496
    Inter Cars SA...............................................       869     49,558
*   Jastrzebska Spolka Weglowa SA...............................    11,223    170,854
    Kernel Holding SA...........................................    15,475    214,946
    LC Corp. SA.................................................   119,236     79,195
*   Lubelski Wegiel Bogdanka SA.................................     2,965     31,463
*   Netia SA....................................................    26,226     34,179
*   PKP Cargo SA................................................     8,830    103,124
*   Polnord SA..................................................     7,163     12,861
    Stalexport Autostrady SA....................................    20,914     19,075
    Stalprodukt SA..............................................       500     45,192
*   Tauron Polska Energia SA....................................   186,130     84,421
                                                                           ----------
TOTAL POLAND....................................................            2,326,670
                                                                           ----------
PORTUGAL -- (0.3%)
*   Banco Comercial Portugues SA, Class R....................... 1,789,026    502,167
    CTT-Correios de Portugal SA.................................     9,276     26,304
    EDP Renovaveis SA...........................................    19,301    191,924
*   Mota-Engil SGPS SA..........................................    16,367     43,632
    Navigator Co. SA (The)......................................    58,334    257,940
    NOS SGPS SA.................................................    26,931    180,999
    Semapa-Sociedade de Investimento e Gestao...................     5,555     91,143
    Sonae Capital SGPS SA.......................................    16,615     17,015
    Sonae SGPS SA...............................................   244,301    272,560
                                                                           ----------
TOTAL PORTUGAL..................................................            1,583,684
                                                                           ----------
RUSSIA -- (0.2%)
    Etalon Group P.L.C., GDR....................................    30,300     56,055
    Globaltrans Investment P.L.C., GDR..........................    12,707    122,877

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
RUSSIA -- (Continued)
*   Lenta, Ltd..................................................    45,601 $  163,480
    Magnitogorsk Iron & Steel Works PJSC, GDR...................    24,136    215,039
*   Mail.Ru Group, Ltd., GDR....................................       896     20,698
*   O'Key Group SA, GDR.........................................     7,059     12,777
    Ros Agro P.L.C., GDR........................................     5,719     65,540
    RusHydro PJSC, ADR..........................................   181,277    140,725
    TMK PJSC, GDR...............................................    11,614     42,507
    VEON, Ltd...................................................    84,063    196,707
    VTB Bank PJSC, GDR..........................................    51,288     57,237
                                                                           ----------
TOTAL RUSSIA....................................................            1,093,642
                                                                           ----------
SINGAPORE -- (0.7%)
    Accordia Golf Trust.........................................   159,100     70,822
    Avarga, Ltd.................................................   100,900     17,450
    Banyan Tree Holdings, Ltd...................................    47,800     20,042
    Boustead Singapore, Ltd.....................................    48,400     28,652
    Bukit Sembawang Estates, Ltd................................    31,700    132,820
    China Aviation Oil Singapore Corp., Ltd.....................    47,300     47,762
    Chip Eng Seng Corp., Ltd....................................   116,100     67,871
    CITIC Envirotech, Ltd.......................................   194,600     57,211
*   Del Monte Pacific, Ltd......................................    61,200      6,124
    Elec & Eltek International Co., Ltd.........................     8,300     11,433
*   Ezion Holdings, Ltd......................................... 1,083,800     34,265
#*  Ezra Holdings, Ltd..........................................   522,200      3,965
    Far East Orchard, Ltd.......................................    37,800     35,321
    Frasers Property, Ltd.......................................    88,000    120,425
    Frencken Group, Ltd.........................................    48,900     23,779
    Geo Energy Resources, Ltd...................................    71,400      9,195
    GL, Ltd.....................................................    83,800     48,991
    Golden Agri-Resources, Ltd.................................. 1,370,700    291,441
    GuocoLand, Ltd..............................................    52,500     75,299
    Halcyon Agri Corp., Ltd.....................................    98,900     37,810
    Hi-P International, Ltd.....................................    38,800     41,747
    Ho Bee Land, Ltd............................................    50,700     95,098
    Hong Fok Corp., Ltd.........................................    59,290     38,644
*   Hong Leong Asia, Ltd........................................    61,800     25,458
    Hong Leong Finance, Ltd.....................................    31,300     64,004
    Hotel Grand Central, Ltd....................................    34,566     34,958
    Hutchison Port Holdings Trust...............................   606,400    142,449
*   Hyflux, Ltd.................................................   124,600      3,152
    Lian Beng Group, Ltd........................................    88,700     34,237
*   Midas Holdings, Ltd.........................................   343,400      9,089
    NetLink NBN Trust...........................................   190,600    116,344
    Olam International, Ltd.....................................     8,900     12,951
    OUE, Ltd....................................................    79,600    103,047
    Oxley Holdings, Ltd.........................................   204,300     48,710
    QAF, Ltd....................................................    53,800     33,242
*   Raffles Education Corp., Ltd................................   137,540      9,318
    RHT Health Trust............................................   114,200      1,510
    Sembcorp Industries, Ltd....................................   215,200    420,855
    SIIC Environment Holdings, Ltd..............................   199,500     45,552
    Sinarmas Land, Ltd..........................................   163,500     31,265
    Sing Holdings, Ltd..........................................    63,000     18,500
    Stamford Land Corp., Ltd....................................    74,600     26,853
    Sunningdale Tech, Ltd.......................................    47,360     46,709
*   Swiber Holdings, Ltd........................................    92,600      1,389
    Tai Sin Electric, Ltd.......................................    31,700      7,551
    Tuan Sing Holdings, Ltd.....................................   134,694     38,621
    United Engineers, Ltd.......................................    71,900    133,788

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SINGAPORE -- (Continued)
    United Industrial Corp., Ltd................................  30,700 $   71,503
    United Overseas Insurance, Ltd..............................   3,400     17,922
    UOB-Kay Hian Holdings, Ltd..................................  36,035     33,677
    UOL Group, Ltd.............................................. 123,500    689,285
    Wee Hur Holdings, Ltd.......................................  60,800     10,057
    Wing Tai Holdings, Ltd......................................  96,300    145,326
*   Yongnam Holdings, Ltd.......................................  48,400      6,360
                                                                         ----------
TOTAL SINGAPORE.................................................          3,699,849
                                                                         ----------
SOUTH AFRICA -- (1.6%)
    Adcock Ingram Holdings, Ltd.................................   7,118     32,839
    Advtech, Ltd................................................  87,594     83,106
    AECI, Ltd...................................................  28,165    188,250
    African Oxygen, Ltd.........................................  30,667     47,023
    African Rainbow Minerals, Ltd...............................  27,242    324,504
    Alexander Forbes Group Holdings, Ltd........................ 193,560     73,865
    Allied Electronics Corp., Ltd., Class A.....................  51,937     74,840
    Alviva Holdings, Ltd........................................  32,995     37,945
    AngloGold Ashanti, Ltd......................................  29,792    354,461
*   ArcelorMittal South Africa, Ltd.............................  37,485      7,990
    Astral Foods, Ltd...........................................   6,825     86,588
    Barloworld, Ltd.............................................  43,363    387,339
    Clover Industries, Ltd......................................  28,914     46,228
    Curro Holdings, Ltd.........................................  22,679     42,284
*   DataTec, Ltd................................................ 122,318    280,139
    Distell Group Holdings, Ltd.................................  13,529    129,575
*   enX Group, Ltd..............................................  14,323     12,942
*   EOH Holdings, Ltd...........................................  20,236     28,920
    Exxaro Resources, Ltd.......................................  52,183    597,141
    Gold Fields, Ltd............................................  82,175    309,694
    Gold Fields, Ltd., Sponsored ADR............................ 117,597    440,989
*   Grindrod Shipping Holdings, Ltd.............................   2,680     13,828
    Grindrod, Ltd............................................... 107,193     57,463
*   Harmony Gold Mining Co., Ltd................................  58,766    100,683
*   Harmony Gold Mining Co., Ltd., Sponsored ADR................  39,848     69,336
    Hudaco Industries, Ltd......................................   6,075     56,706
*   Impala Platinum Holdings, Ltd............................... 172,919    695,427
    Imperial Logistics, Ltd.....................................  29,761    130,189
    KAP Industrial Holdings, Ltd................................ 283,595    146,100
    Lewis Group, Ltd............................................  12,017     26,349
    Liberty Holdings, Ltd.......................................  26,500    191,843
    Life Healthcare Group Holdings, Ltd......................... 184,250    336,068
    Long4Life, Ltd..............................................  66,890     23,281
    Merafe Resources, Ltd....................................... 340,993     32,584
    Metair Investments, Ltd.....................................  62,566    103,047
    MMI Holdings, Ltd........................................... 205,994    257,578
    Mpact, Ltd..................................................  39,733     65,912
    Murray & Roberts Holdings, Ltd..............................  91,852     97,902
*   Nampak, Ltd................................................. 104,795     76,867
*   Northam Platinum, Ltd.......................................  42,319    176,416
    Novus Holdings, Ltd.........................................  44,561     12,355
    Oceana Group, Ltd...........................................   8,160     39,867
    Omnia Holdings, Ltd.........................................  17,966     72,967
    Peregrine Holdings, Ltd.....................................  42,331     57,333
    Pioneer Foods Group, Ltd....................................  18,535    111,628
*   PPC, Ltd.................................................... 351,187    122,387
    Raubex Group, Ltd...........................................  28,364     43,144
    RCL Foods, Ltd..............................................  33,526     32,270
    Reunert, Ltd................................................  41,165    223,219

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH AFRICA -- (Continued)
    Rhodes Food Group Pty, Ltd..................................  21,827 $   27,497
*   Royal Bafokeng Platinum, Ltd................................  20,360     48,223
    Sappi, Ltd.................................................. 100,804    481,346
*   Sibanye Gold, Ltd........................................... 431,418    406,171
*   Super Group, Ltd............................................  88,579    228,187
    Telkom SA SOC, Ltd..........................................  67,595    402,309
    Tongaat Hulett, Ltd.........................................  11,759     17,583
    Transaction Capital, Ltd....................................  31,647     42,307
    Trencor, Ltd................................................  41,107     72,807
    Truworths International, Ltd................................  21,243    112,635
    Tsogo Sun Holdings, Ltd..................................... 121,591    183,022
    Wilson Bayly Holmes-Ovcon, Ltd..............................  11,812     93,176
                                                                         ----------
TOTAL SOUTH AFRICA..............................................          9,074,674
                                                                         ----------
SOUTH KOREA -- (4.4%)
    Able C&C Co., Ltd...........................................   2,508     28,270
    Aekyung Petrochemical Co., Ltd..............................   3,458     27,079
    Agabang&Company.............................................   4,211     13,307
    Ahn-Gook Pharmaceutical Co., Ltd............................   2,130     24,103
    AJ Rent A Car Co., Ltd......................................   4,808     46,172
    AK Holdings, Inc............................................   1,058     46,804
    ALUKO Co., Ltd..............................................   7,684     17,752
    Amotech Co., Ltd............................................   1,746     35,482
    Asia Cement Co., Ltd........................................     480     41,712
    ASIA Holdings Co., Ltd......................................     319     34,919
    Asia Paper Manufacturing Co., Ltd...........................   2,070     75,603
    Asiana Airlines, Inc........................................  26,161    148,269
    Aurora World Corp...........................................   2,182     20,669
    Austem Co., Ltd.............................................   6,635     19,178
    Autech Corp.................................................   2,921     28,771
    Baiksan Co., Ltd............................................   1,801     14,011
    BGF Co., Ltd................................................   7,149     50,443
    Binggrae Co., Ltd...........................................     527     33,275
    BioSmart Co., Ltd...........................................   3,406     13,041
    BNK Financial Group, Inc....................................  62,219    373,380
    Bookook Securities Co., Ltd.................................   1,515     27,767
    BYC Co., Ltd................................................      48     10,593
    Byucksan Corp...............................................  12,763     30,518
    Capro Corp..................................................  10,154     39,995
    Changhae Ethanol Co., Ltd...................................   1,848     20,599
    Choheung Corp...............................................      37      6,093
    Chongkundang Holdings Corp..................................     745     48,677
    CJ CheilJedang Corp.........................................     684    184,527
    CJ Hello Co., Ltd...........................................   7,875     58,345
    CKD Bio Corp................................................     780     16,438
    Cosmax BTI, Inc.............................................     583     11,497
    CROWNHAITAI Holdings Co., Ltd...............................   1,460     14,913
    D.I Corp....................................................   4,636     18,539
    Dae Dong Industrial Co., Ltd................................   5,164     26,098
    Dae Won Kang Up Co., Ltd....................................   6,480     28,399
    Dae-Il Corp.................................................   1,815      9,816
    Daelim Industrial Co., Ltd..................................   6,417    532,449
    Daesang Corp................................................   5,375    122,258
    Daesang Holdings Co., Ltd...................................   3,226     22,620
    Daesung Industrial Co., Ltd.................................   3,004     14,046
    Daewon San Up Co., Ltd......................................   3,013     17,539
    Daewoo Shipbuilding & Marine Engineering Co., Ltd...........   9,680    241,265
    Daishin Securities Co., Ltd.................................   6,759     73,866
    Danal Co., Ltd..............................................   3,187      9,175

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    DB Financial Investment Co., Ltd............................  6,876 $ 30,125
    DB HiTek Co., Ltd...........................................  9,776  133,972
    DB Insurance Co., Ltd....................................... 10,464  613,033
    Deutsch Motors, Inc.........................................  5,007   33,615
    DGB Financial Group, Inc.................................... 39,399  284,016
    DMS Co., Ltd................................................  3,345   16,233
    Dong A Eltek Co., Ltd.......................................  2,808   21,496
    Dong-A ST Co., Ltd..........................................    622   54,360
    Dong-Ah Geological Engineering Co., Ltd.....................  2,403   37,533
    Dong-Il Corp................................................    413   35,321
    Dongjin Semichem Co., Ltd...................................  3,778   36,500
    Dongkuk Industries Co., Ltd.................................  7,943   19,329
    Dongkuk Steel Mill Co., Ltd................................. 17,575  113,809
    Dongkuk Structures & Construction Co., Ltd..................  8,156   19,435
    Dongwha Enterprise Co., Ltd.................................  1,983   30,997
    Dongwha Pharm Co., Ltd......................................  5,100   42,747
    Dongwon Development Co., Ltd................................ 12,293   50,038
    Dongwon Industries Co., Ltd.................................    346   79,159
    Doosan Corp.................................................    710   62,421
    Doosan Heavy Industries & Construction Co., Ltd............. 17,618  105,593
    Doosan Infracore Co., Ltd................................... 28,195  175,673
    DTR Automotive Corp.........................................  1,077   32,191
    DY Corp.....................................................  2,973   14,819
    DY POWER Corp...............................................  1,196   16,161
    e Tec E&C, Ltd..............................................    348   32,996
    Eagon Holdings Co., Ltd.....................................  7,827   20,897
    Eagon Industrial, Ltd.......................................  2,129   18,867
    Easy Bio, Inc............................................... 12,020   83,248
    Ehwa Technologies Information Co., Ltd...................... 76,956   15,790
    E-MART, Inc.................................................  4,134  609,690
    EM-Tech Co., Ltd............................................  1,604   23,129
    Enerzent Co., Ltd...........................................  7,021   10,140
    Eugene Investment & Securities Co., Ltd..................... 10,226   24,012
    Eugene Technology Co., Ltd..................................  2,503   29,891
    Eusu Holdings Co., Ltd......................................  2,459   18,630
    Farmsco.....................................................  4,894   36,424
    Fine Semitech Corp..........................................  4,575   30,964
    Gigalane Co., Ltd...........................................  6,509   13,613
    GMB Korea Corp..............................................  2,702   18,003
    GOLFZON Co., Ltd............................................    498   18,641
    Golfzon Newdin Holdings Co., Ltd............................  8,152   25,924
    Green Cross Holdings Corp...................................  1,755   36,633
    GS Engineering & Construction Corp.......................... 11,520  400,818
    GS Global Corp.............................................. 14,500   33,029
    GS Holdings Corp............................................ 11,943  532,238
    Gwangju Shinsegae Co., Ltd..................................    168   28,443
    HAESUNG DS Co., Ltd.........................................    910   12,169
    Haitai Confectionery & Foods Co., Ltd.......................  1,329   11,618
    Halla Corp..................................................  2,965   10,323
    Halla Holdings Corp.........................................  2,427   92,041
    Hana Micron, Inc............................................  4,762   21,679
    Handok, Inc.................................................  1,695   45,198
    Handsome Co., Ltd...........................................  3,853  141,334
    Hanil Cement Co., Ltd.......................................    508   63,832
    Hanil Holdings Co., Ltd.....................................    417   20,333
    Hanjin Kal Corp.............................................  1,420   45,014
    Hanjin Transportation Co., Ltd..............................  2,968  107,393
    Hankook Tire Co., Ltd.......................................  9,092  309,364
    HanmiGlobal Co., Ltd........................................  2,096   19,643

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    Hansae Yes24 Holdings Co., Ltd..............................  1,461 $ 12,080
    Hanshin Construction........................................  1,594   24,904
    Hanshin Machinery Co........................................  6,206   12,392
    Hansol Holdings Co., Ltd....................................  9,633   38,500
    Hansol HomeDeco Co., Ltd.................................... 24,580   30,916
    Hansol Paper Co., Ltd.......................................  4,708   60,266
    Hansol Technics Co., Ltd....................................  4,136   22,191
    Hanwha Aerospace Co., Ltd...................................  9,200  243,529
    Hanwha Chemical Corp........................................ 25,393  448,759
    Hanwha Corp................................................. 10,490  266,155
    Hanwha Galleria Timeworld Co., Ltd..........................    516   13,476
    Hanwha General Insurance Co., Ltd........................... 15,243   65,625
    Hanwha Investment & Securities Co., Ltd..................... 35,649   72,087
    Hanwha Life Insurance Co., Ltd.............................. 72,761  248,754
    Hanyang Eng Co., Ltd........................................  2,781   37,318
    Harim Co., Ltd..............................................  8,073   24,242
    Harim Holdings Co., Ltd.....................................  6,177   71,030
    HB Technology Co., Ltd...................................... 17,157   48,272
    HDC Holdings Co., Ltd.......................................  6,291   92,767
    HDC Hyundai Engineering Plastics Co., Ltd...................  2,805   13,391
    Heungkuk Fire & Marine Insurance Co., Ltd................... 12,193   51,260
    Hite Jinro Co., Ltd.........................................  3,082   53,589
    HJ Magnolia Yongpyong Hotel & Resort Corp...................  4,441   27,152
    HS Industries Co., Ltd......................................  2,057   18,761
    Humax Co., Ltd..............................................  1,250    7,384
    Huneed Technologies.........................................  1,911   15,272
    Huons Global Co., Ltd.......................................    782   27,525
    Huvis Corp..................................................  2,628   18,252
    Huvitz Co., Ltd.............................................  3,099   26,942
    Hwajin Co., Ltd.............................................  3,621    3,557
    Hwangkum Steel & Technology Co., Ltd........................  2,245   17,001
    Hy-Lok Corp.................................................  2,212   37,334
    Hyosung Chemical Corp.......................................    385   45,635
    Hyosung Corp................................................  2,691  173,064
    Hyosung TNC Co., Ltd........................................    524   74,462
    Hyundai BNG Steel Co., Ltd..................................  2,003   17,603
    Hyundai Construction Equipment Co., Ltd.....................  2,996  125,864
    Hyundai Corp................................................  2,531   50,724
    Hyundai Department Store Co., Ltd...........................  3,368  292,874
    Hyundai Electric & Energy System Co., Ltd...................  1,202   24,338
    Hyundai Greenfood Co., Ltd..................................  8,602  102,781
    Hyundai Livart Furniture Co., Ltd...........................  2,651   47,515
    Hyundai Marine & Fire Insurance Co., Ltd.................... 12,533  410,206
    Hyundai Motor Securities Co., Ltd...........................  4,374   38,159
    Hyundai Wia Corp............................................  3,635  155,526
    HyVision System, Inc........................................  2,537   24,352
    ICD Co., Ltd................................................  2,114   18,377
    IHQ, Inc.................................................... 13,188   25,974
    Iljin Display Co., Ltd......................................  5,640   25,819
    Iljin Holdings Co., Ltd.....................................  6,410   21,739
    iMarketKorea, Inc...........................................  4,396   36,657
    Interpark Holdings Corp..................................... 11,036   23,467
    Inzi Controls Co., Ltd......................................  2,623   16,121
    Iones Co., Ltd..............................................  1,866   12,221
    IS Dongseo Co., Ltd.........................................  3,523  109,682
    ISC Co., Ltd................................................  1,366   13,499
    ISU Chemical Co., Ltd.......................................  2,105   18,226
    It's Hanbul Co., Ltd........................................    481   12,488
    Jahwa Electronics Co., Ltd..................................  3,016   33,674

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    JASTECH, Ltd................................................  1,745 $ 16,761
    KAON Media Co., Ltd.........................................  2,136   18,643
    KC Co., Ltd.................................................  2,704   37,665
    KEC Corp.................................................... 18,498   20,251
    Keyang Electric Machinery Co., Ltd..........................  6,346   21,105
    KG Chemical Corp............................................  1,692   20,877
    KG Eco Technology Service Co., Ltd..........................  6,425   21,935
    KGMobilians Co., Ltd........................................  5,395   33,344
    KISWIRE, Ltd................................................  1,854   40,724
    Kiwi Media Group Co., Ltd................................... 59,541   15,259
    KMH Co., Ltd................................................  4,078   26,786
    Kocom Co., Ltd..............................................  1,980   13,669
    Kodaco Co., Ltd.............................................  9,455   17,766
    Kolon Corp..................................................  1,778   41,571
    Kolon Industries, Inc.......................................  4,021  159,427
    Kolon Plastic, Inc..........................................  2,664   13,573
    Korea Asset In Trust Co., Ltd............................... 12,029   43,699
    Korea Autoglass Corp........................................  2,369   40,589
    Korea Cast Iron Pipe Industries Co., Ltd....................  2,203   19,246
    Korea Circuit Co., Ltd......................................  3,646   18,933
    Korea Electric Terminal Co., Ltd............................  1,465   72,875
    Korea Line Corp.............................................  3,589   73,648
    Korea Petrochemical Ind Co., Ltd............................    876  112,771
    Korea Real Estate Investment & Trust Co., Ltd............... 32,941   73,425
    Korean Air Lines Co., Ltd................................... 10,716  304,339
    Korean Reinsurance Co....................................... 26,664  208,191
    Kortek Corp.................................................  3,593   47,071
    KPX Chemical Co., Ltd.......................................    632   30,601
    KSS LINE, Ltd...............................................  4,280   26,545
    KT Hitel Co., Ltd...........................................  2,856   11,826
    KT Skylife Co., Ltd.........................................  5,709   57,679
    KTB Investment & Securities Co., Ltd........................ 11,121   30,202
    KTCS Corp...................................................  8,880   18,254
    Ktis Corp...................................................  4,865   10,746
    Kukdo Chemical Co., Ltd.....................................  1,020   40,368
    Kumho Industrial Co., Ltd...................................  5,014   61,624
    Kumho Petrochemical Co., Ltd................................  3,898  306,917
    Kwang Dong Pharmaceutical Co., Ltd..........................  9,258   58,373
    Kyeryong Construction Industrial Co., Ltd...................  1,246   26,896
    Kyobo Securities Co., Ltd...................................  6,572   58,511
    Kyungbang Co., Ltd..........................................  2,863   27,428
    Kyungdong Pharm Co., Ltd....................................  1,920   18,012
    Kyung-In Synthetic Corp.....................................  6,925   38,506
    LEADCORP, Inc. (The)........................................  3,249   17,052
    LF Corp.....................................................  5,690  121,512
    LG Hausys, Ltd..............................................  1,935  100,748
    LG Innotek Co., Ltd.........................................  3,089  324,027
    LG International Corp.......................................  8,753  142,660
    LG Uplus Corp............................................... 46,541  570,089
    LOT Vacuum Co., Ltd.........................................  1,823   17,390
    Lotte Chilsung Beverage Co., Ltd............................     81  120,028
    Lotte Confectionery Co., Ltd................................     95   15,038
    LOTTE Fine Chemical Co., Ltd................................  3,431  141,416
    Lotte Food Co., Ltd.........................................    115   62,093
    LOTTE Himart Co., Ltd.......................................  2,005   81,604
    Lotte Non-Life Insurance Co., Ltd........................... 17,091   40,318
    Lotte Shopping Co., Ltd.....................................  2,068  315,738
    LS Corp.....................................................  4,224  179,347
    LS Industrial Systems Co., Ltd..............................  2,900  119,540

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    Lumens Co., Ltd.............................................  6,628 $ 12,888
*   LVMC Holdings...............................................  5,786   13,218
    Mando Corp..................................................  6,621  189,553
    Mcnex Co., Ltd..............................................  1,942   35,729
    Meritz Financial Group, Inc.................................  7,348   83,178
    Meritz Fire & Marine Insurance Co., Ltd.....................  2,558   52,099
    Meritz Securities Co., Ltd.................................. 30,536  132,525
    Mirae Asset Daewoo Co., Ltd................................. 91,332  611,229
    Mirae Asset Life Insurance Co., Ltd......................... 21,444   97,302
    Miwon Commercial Co., Ltd...................................    274   10,488
    Moorim P&P Co., Ltd.........................................  5,847   30,581
    Moorim Paper Co., Ltd.......................................  5,143   15,803
    Namhae Chemical Corp........................................  3,808   35,057
    Neowiz......................................................  2,553   28,612
    New Power Plasma Co., Ltd...................................  1,359   22,396
    Nexen Corp..................................................  7,723   42,078
    Nexen Tire Corp............................................. 11,041   95,157
    NH Investment & Securities Co., Ltd......................... 21,841  257,689
    NICE Holdings Co., Ltd......................................  4,219   80,760
    Nice Information & Telecommunication, Inc...................  1,182   21,590
    NK Co., Ltd................................................. 17,710   23,516
    Nong Shim Holdings Co., Ltd.................................    504   37,199
    Nong Woo Bio Co., Ltd.......................................  2,119   21,394
    NongShim Co., Ltd...........................................    657  157,862
    NOROO Paint & Coatings Co., Ltd.............................  2,353   15,841
    NS Shopping Co., Ltd........................................  4,509   55,223
    OCI Co., Ltd................................................  3,181  253,767
    Omnisystem Co., Ltd.........................................  5,220    9,793
    OPTRON-TEC, Inc.............................................  3,464   19,386
    Orange Life Insurance, Ltd..................................    537   16,375
    Orion Holdings Corp.........................................  4,848   79,357
    Osung Advanced Materials Co., Ltd...........................  5,697   10,710
    Pan-Pacific Co., Ltd........................................  5,062   12,737
    People & Technology, Inc....................................  1,110   11,421
    Poongsan Corp...............................................  5,289  126,145
    Posco International Corp....................................  2,060   32,297
    Protec Co., Ltd.............................................  1,337   23,211
    PSK, Inc....................................................  2,938   41,247
    Pulmuone Co., Ltd...........................................    155   17,117
    Rayence Co., Ltd............................................  1,788   25,086
    Redrover Co., Ltd........................................... 13,135   13,642
    RFTech Co., Ltd.............................................  6,327   35,848
    S&T Motiv Co., Ltd..........................................  1,172   38,255
    Sajo Industries Co., Ltd....................................    771   38,939
    Sam Yung Trading Co., Ltd...................................    833   11,379
    SAMHWA Paints Industrial Co., Ltd...........................  1,739    9,004
    Samick Musical Instruments Co., Ltd.........................  9,536   18,174
    Samick THK Co., Ltd.........................................  2,172   26,732
    Samji Electronics Co., Ltd..................................  2,577   23,870
    SAMPYO Cement Co., Ltd......................................  8,391   26,139
    Samsung Card Co., Ltd.......................................  6,934  220,440
    Samsung Heavy Industries Co., Ltd........................... 17,844  125,856
    Samsung Securities Co., Ltd................................. 14,574  445,383
    SAMT Co., Ltd............................................... 20,892   32,923
    Samyang Corp................................................    930   48,970
    Samyang Holdings Corp.......................................    987   67,910
    SAVEZONE I&C Corp...........................................  3,550   11,702
    S-Connect Co., Ltd..........................................  9,214   15,743
    Seah Besteel Corp...........................................  3,572   60,081

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    SeAH Holdings Corp..........................................    197 $ 16,301
    SeAH Steel Corp.............................................    395   21,802
    SeAH Steel Holdings Corp....................................    440   21,110
    Sebang Co., Ltd.............................................  4,144   51,862
    Sejong Industrial Co., Ltd..................................  2,921   18,455
    Sekonix Co., Ltd............................................  2,227   14,384
    Seohan Co., Ltd............................................. 18,570   28,318
    SFA Engineering Corp........................................  4,144  149,072
    SFA Semicon Co., Ltd........................................ 20,425   43,010
    SH Energy & Chemical Co., Ltd............................... 22,523   22,494
    Shinsegae Engineering & Construction Co., Ltd...............    481   12,607
    Shinsegae Food Co., Ltd.....................................    411   31,625
    Shinsegae, Inc..............................................  1,712  498,877
    Shinwon Corp................................................ 13,837   23,202
    SIMMTECH Co., Ltd...........................................  4,336   25,478
    SK Discovery Co., Ltd.......................................  3,132   81,515
    SK Gas, Ltd.................................................  1,161   85,269
    SK Networks Co., Ltd........................................ 34,687  174,054
    SK Securities Co., Ltd...................................... 75,285   45,730
    SKC Co., Ltd................................................    655   20,055
    SL Corp.....................................................  3,492   72,670
    S-MAC Co., Ltd.............................................. 42,977   38,963
    Songwon Industrial Co., Ltd.................................  4,004   68,630
    Soulbrain Co., Ltd..........................................  1,594   68,744
    SPG Co., Ltd................................................  2,138   16,666
    Ssangyong Motor Co.......................................... 10,759   48,716
    ST Pharm Co., Ltd...........................................    971   19,050
    Suheung Co., Ltd............................................  1,636   37,996
    Sun Kwang Co., Ltd..........................................  1,102   16,950
    Sung Kwang Bend Co., Ltd....................................  2,225   22,214
    Sungchang Enterprise Holdings, Ltd.......................... 15,703   28,170
    Sungshin Cement Co., Ltd....................................  6,047   51,178
    Sungwoo Hitech Co., Ltd..................................... 15,556   64,909
    Sunjin Co., Ltd.............................................  1,884   20,668
    Suprema, Inc................................................  1,070   27,297
    Systems Technology, Inc.....................................  2,061   27,135
    Tae Kyung Industrial Co., Ltd...............................  2,320   11,623
    Taewoong Co., Ltd...........................................  3,164   27,649
    Taeyoung Engineering & Construction Co., Ltd................ 12,466  136,432
    Tailim Packaging Co., Ltd...................................  5,153   23,694
    TechWing, Inc...............................................  2,738   34,266
    TES Co., Ltd................................................  2,622   40,991
    TK Chemical Corp............................................  7,026   16,598
    TK Corp.....................................................    813    8,083
    Tong Yang Moolsan Co., Ltd.................................. 10,050   14,667
    Tongyang Life Insurance Co., Ltd............................  7,364   28,590
    Top Engineering Co., Ltd....................................  3,622   26,483
    Toptec Co., Ltd.............................................  3,943   34,269
    Tovis Co., Ltd..............................................  3,257   19,502
    TS Corp.....................................................  1,334   23,619
    T'way Holdings, Inc.........................................  9,965   21,611
    Ugint Co., Ltd.............................................. 23,890   15,023
    Unid Co., Ltd...............................................  1,325   57,074
    Union Semiconductor Equipment & Materials Co., Ltd..........  4,932   24,230
    Uniquest Corp...............................................  2,969   18,007
    Viatron Technologies, Inc...................................  1,566   16,242
    Wemade Co., Ltd.............................................  2,574  105,856
    WillBes & Co. (The).........................................  9,359   11,507
    WIZIT Co., Ltd.............................................. 17,635   18,280

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
    Wonik Holdings Co., Ltd.....................................   9,905 $    42,119
    Wonik Materials Co., Ltd....................................   1,400      28,456
    Woongjin Co., Ltd...........................................  13,733      26,339
    Woongjin Thinkbig Co., Ltd..................................  13,783      34,973
    Woori Investment Bank Co., Ltd..............................  72,754      46,457
    Wooshin Systems Co., Ltd....................................   3,493      18,756
    Y G-1 Co., Ltd..............................................   4,751      45,619
    YeaRimDang Publishing Co., Ltd..............................   4,262      22,001
    YMC Co., Ltd................................................   4,636      33,394
    Youlchon Chemical Co., Ltd..................................   2,408      29,406
    Youngone Corp...............................................   2,319      73,363
    Youngone Holdings Co., Ltd..................................   1,299      72,300
    Yuanta Securities Korea Co., Ltd............................  29,890      85,115
    Zeus Co., Ltd...............................................   1,279      17,491
                                                                         -----------
TOTAL SOUTH KOREA...............................................          23,979,637
                                                                         -----------
SPAIN -- (2.0%)
    Acciona SA..................................................   8,040     932,486
    Acerinox SA.................................................  48,911     509,430
    Applus Services SA..........................................  35,057     440,558
    Atresmedia Corp. de Medios de Comunicacion SA...............  15,986      86,346
    Azkoyen SA..................................................   2,368      21,073
    Banco de Sabadell SA........................................ 940,647   1,095,228
    Bankia SA................................................... 192,219     532,382
    Bankinter SA................................................  99,409     794,596
    Construcciones y Auxiliar de Ferrocarriles SA...............   1,272      59,990
    Ebro Foods SA...............................................  22,378     472,354
*   eDreams ODIGEO SA...........................................  22,572      79,160
    Elecnor SA..................................................   6,480      85,939
    Enagas SA...................................................  33,620     959,022
    Ence Energia y Celulosa SA..................................  32,264     173,848
    Ercros SA...................................................  22,936      78,289
    Euskaltel SA................................................  25,051     235,389
    Faes Farma SA...............................................  15,820      72,606
    Grupo Catalana Occidente SA.................................  11,471     432,953
    Iberpapel Gestion SA........................................   1,824      63,253
*   Liberbank SA................................................ 591,351     262,336
    Mapfre SA................................................... 318,418     956,587
    Mediaset Espana Comunicacion SA.............................  23,052     178,771
    Melia Hotels International SA...............................  20,714     205,312
    Obrascon Huarte Lain SA.....................................  24,022      29,415
    Parques Reunidos Servicios Centrales SAU, Class C...........   6,429     100,027
    Prim SA.....................................................     827      10,438
*   Quabit Inmobiliaria SA......................................  32,976      45,438
    Sacyr S.A................................................... 110,848     272,140
    Siemens Gamesa Renewable Energy SA..........................  70,530   1,266,751
*   Talgo SA....................................................  18,773     124,010
    Telepizza Group SA..........................................  17,676     119,179
    Tubacex SA..................................................  30,279      94,120
    Unicaja Banco SA............................................ 141,426     162,970
*   Vocento SA..................................................  20,755      32,587
                                                                         -----------
TOTAL SPAIN.....................................................          10,984,983
                                                                         -----------
SWEDEN -- (2.1%)
*   AcadeMedia AB...............................................  18,432     104,887
    AddNode Group AB............................................   6,352      96,673
    AF POYRY AB, Class B........................................  23,184     432,522
    Alimak Group AB.............................................  10,032     168,271

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SWEDEN -- (Continued)
    Arjo AB, Class B............................................ 69,470 $257,889
    Attendo AB.................................................. 28,387  154,679
    Beijer Alma AB..............................................  2,009   28,249
*   Beijer Electronics Group AB.................................  6,362   36,476
    Bergman & Beving AB.........................................  7,541   80,484
    Besqab AB...................................................    759    7,078
    Betsson AB.................................................. 31,487  239,010
    Bilia AB, Class A........................................... 21,405  183,696
    BillerudKorsnas AB.......................................... 29,258  397,729
    Bjorn Borg AB...............................................  3,946   11,764
    Bonava AB...................................................  1,883   23,835
    Bonava AB, Class B.......................................... 22,208  282,808
    Bravida Holding AB.......................................... 55,441  485,583
    Bufab AB....................................................  7,561   85,742
    Bulten AB...................................................  4,289   36,267
*   Byggmax Group AB............................................ 21,543   96,272
    Clas Ohlson AB, Class B.....................................  1,503   12,486
    Cloetta AB, Class B......................................... 63,009  192,447
*   CLX Communications AB.......................................  1,501   19,271
*   Collector AB................................................  2,979   16,640
    Coor Service Management Holding AB.......................... 14,555  125,822
    Dometic Group AB............................................ 62,063  566,993
*   Doro AB.....................................................  6,752   26,981
    Duni AB.....................................................  9,087  112,187
    Dustin Group AB............................................. 17,355  155,555
    Eastnine AB.................................................  4,151   47,363
    Elanders AB, Class B........................................  3,507   33,043
*   Enea AB.....................................................  4,344   70,050
*   Fingerprint Cards AB, Class B............................... 43,014   63,259
    Getinge AB, Class B......................................... 16,351  230,372
    GHP Specialty Care AB.......................................  9,374   13,477
    Granges AB.................................................. 19,515  211,884
    Gunnebo AB..................................................  9,209   24,402
    Haldex AB...................................................  8,793   67,608
    Holmen AB, Class B.......................................... 34,349  722,360
    Humana AB...................................................  6,537   41,354
    Husqvarna AB, Class B.......................................  6,521   59,539
*   International Petroleum Corp................................ 15,048   78,402
    Intrum AB................................................... 24,972  635,896
    Inwido AB................................................... 19,046  125,724
    JM AB....................................................... 20,744  395,137
    KappAhl AB.................................................. 19,144   35,017
    KNOW IT AB..................................................  4,542  107,031
    Lindab International AB..................................... 26,759  301,841
    Loomis AB, Class B.......................................... 21,124  781,530
*   Medivir AB, Class B.........................................  7,918   14,666
    Mekonomen AB................................................ 13,047   95,338
    Momentum Group AB, Class B..................................  6,153   63,620
    Nederman Holding AB.........................................  4,621   58,390
    New Wave Group AB, Class B.................................. 15,102  108,759
    Nobia AB.................................................... 29,370  184,559
    Nobina AB................................................... 22,316  143,284
    Nordic Waterproofing Holding A.S............................  5,586   53,935
    Opus Group AB............................................... 44,326   23,339
    Peab AB..................................................... 55,257  505,435
    Pricer AB, Class B.......................................... 39,134   50,665
*   Qliro Group AB.............................................. 22,925   29,694
    Ratos AB, Class B........................................... 51,449  116,874
*   Recipharm AB, Class B....................................... 15,873  227,071

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWEDEN -- (Continued)
    Resurs Holding AB...........................................  29,019 $   179,640
    Rottneros AB................................................  28,710      43,642
*   SAS AB......................................................  99,414     181,314
    Scandi Standard AB..........................................  13,606      93,293
    Scandic Hotels Group AB.....................................  21,382     199,048
    Semcon AB...................................................   4,616      28,149
    SkiStar AB..................................................   1,950      23,582
    SSAB AB, Class A............................................  60,214     227,491
    SSAB AB, Class B............................................ 156,426     504,446
    Systemair AB................................................   4,580      55,463
    VBG Group AB, Class B.......................................   1,593      26,131
                                                                         -----------
TOTAL SWEDEN....................................................          11,721,413
                                                                         -----------
SWITZERLAND -- (3.0%)
    Adecco Group AG.............................................  41,835   2,403,545
    Allreal Holding AG..........................................   3,805     607,175
*   Alpiq Holding AG............................................   1,267      87,836
    ALSO Holding AG.............................................   1,520     190,744
    ams AG......................................................   2,959     124,906
    Arbonia AG..................................................  11,046     119,271
*   Aryzta AG...................................................  31,187      46,634
    Autoneum Holding AG.........................................     583      77,188
    Baloise Holding AG..........................................  14,564   2,496,871
    Banque Cantonale de Geneve..................................     498      98,269
    Bell Food Group AG..........................................     542     156,112
    Bellevue Group AG...........................................   2,218      43,823
    Berner Kantonalbank AG......................................   1,081     252,606
    Bobst Group SA..............................................   1,637     117,512
    Bucher Industries AG........................................   1,777     602,761
    Burckhardt Compression Holding AG...........................     220      66,407
    Calida Holding AG...........................................   1,393      43,198
    Carlo Gavazzi Holding AG....................................     128      32,972
    Cembra Money Bank AG........................................   4,724     438,725
    Cham Group AG...............................................      85      34,769
    Cicor Technologies, Ltd.....................................     389      22,693
    Cie Financiere Tradition SA.................................     318      33,777
    Conzzeta AG.................................................     252     217,315
*   Dottikon Es Holding AG......................................      22       9,585
    Dufry AG....................................................   7,038     688,817
    EFG International AG........................................  26,646     200,318
    Energiedienst Holding AG....................................   2,924      88,079
*   Evolva Holding SA........................................... 156,763      35,514
    Feintool International Holding AG...........................     614      44,343
    Flughafen Zurich AG.........................................     927     152,815
*   GAM Holding AG..............................................  11,811      48,992
    Gurit Holding AG............................................     117     126,233
    Helvetia Holding AG.........................................   1,423     904,280
*   HOCHDORF Holding AG.........................................     202      27,312
    Huber & Suhner AG...........................................   2,618     209,355
    Hypothekarbank Lenzburg AG..................................      13      57,673
    Implenia AG.................................................   2,851      89,731
    Investis Holding SA.........................................     622      40,754
    Jungfraubahn Holding AG.....................................     937     133,001
    Kudelski SA.................................................   7,542      48,004
*   Lastminute.com NV...........................................     860      17,875
    Liechtensteinische Landesbank AG............................   3,583     244,391
    Luzerner Kantonalbank AG....................................     830     386,782
*   MCH Group AG................................................   1,227      21,270
    Metall Zug AG...............................................      45     118,491

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SWITZERLAND -- (Continued)
    Mikron Holding AG...........................................     1,680 $    13,114
    Mobimo Holding AG...........................................     1,644     379,090
    OC Oerlikon Corp. AG........................................    56,143     733,739
*   Orascom Development Holding AG..............................     3,061      49,571
    Orell Fuessli Holding AG....................................        25       2,381
    Orior AG....................................................       930      70,968
    Phoenix Mecano AG...........................................       158      73,896
    Plazza AG, Class A..........................................       226      55,474
    Rieter Holding AG...........................................       647      93,519
*   Schmolz + Bickenbach AG.....................................   118,904      54,800
    Schweiter Technologies AG...................................       289     280,767
    Siegfried Holding AG........................................       279     105,856
    St Galler Kantonalbank AG...................................       688     311,425
    Sulzer AG...................................................     1,534     161,876
    Sunrise Communications Group AG.............................     6,329     420,259
    Swissquote Group Holding SA.................................     2,219      86,920
    Tamedia AG..................................................       831      88,019
    u-blox Holding AG...........................................       641      53,798
    Valiant Holding AG..........................................     3,461     388,122
    Valora Holding AG...........................................       859     218,643
    Vaudoise Assurances Holding SA..............................       263     131,908
    Vetropack Holding AG........................................        56     121,963
    Vontobel Holding AG.........................................     1,549      91,344
    VP Bank AG..................................................     1,034     150,682
    Walliser Kantonalbank.......................................     1,048     121,323
    Zehnder Group AG............................................     2,702      93,017
    Zug Estates Holding AG, Class B.............................        41      73,054
    Zuger Kantonalbank AG.......................................        28     170,520
                                                                           -----------
TOTAL SWITZERLAND...............................................            16,604,772
                                                                           -----------
TAIWAN -- (4.0%)
    Aaeon Technology, Inc.......................................    10,000      25,342
    AcBel Polytech, Inc.........................................    69,000      50,340
    Acer, Inc...................................................   346,000     235,193
    ACES Electronic Co., Ltd....................................    18,000      14,125
*   Acon Holding, Inc...........................................    50,000      12,742
    A-DATA Technology Co., Ltd..................................    35,000      56,670
    Advanced International Multitech Co., Ltd...................    32,000      47,697
    Advancetek Enterprise Co., Ltd..............................    21,987      11,321
*   AGV Products Corp...........................................   123,960      28,289
    Alchip Technologies, Ltd....................................    10,000      26,344
    Allis Electric Co., Ltd.....................................    57,000      28,919
    Alltek Technology Corp......................................    33,129      20,159
    Alpha Networks, Inc.........................................    54,000      34,914
    Ambassador Hotel (The)......................................    48,000      34,029
    AMPOC Far-East Co., Ltd.....................................    23,000      23,427
*   AmTRAN Technology Co., Ltd..................................   180,000      69,636
    Apacer Technology, Inc......................................    19,000      20,762
    APCB, Inc...................................................    39,000      39,472
*   Apex International Co., Ltd.................................    33,760      55,927
    Apex Medical Corp...........................................    11,000       9,439
#   Arcadyan Technology Corp....................................    11,000      30,507
    Ardentec Corp...............................................    68,430      70,218
    Asia Optical Co., Inc.......................................    32,000      91,859
*   Asia Pacific Telecom Co., Ltd...............................   264,000      69,115
    Asia Tech Image, Inc........................................    13,000      19,086
    Asia Vital Components Co., Ltd..............................    57,000      79,389
    AU Optronics Corp........................................... 1,504,000     537,889
    Audix Corp..................................................    16,000      20,501

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Avalue Technology, Inc......................................  15,000 $ 22,895
    AVY Precision Technology, Inc...............................  16,412   17,259
    Bank of Kaohsiung Co., Ltd.................................. 129,035   40,358
    BES Engineering Corp........................................ 293,000   74,011
    Capital Futures Corp........................................  16,500   25,551
    Capital Securities Corp..................................... 419,440  126,281
    Career Technology MFG. Co., Ltd.............................  78,554   86,349
    Casetek Holdings, Ltd.......................................  31,000   51,916
    Cathay Real Estate Development Co., Ltd..................... 128,600  104,728
    Cayman Engley Industrial Co., Ltd...........................   4,261   16,907
    Celxpert Energy Corp........................................  21,000   22,379
    Central Reinsurance Co., Ltd................................  37,800   21,782
*   Champion Building Materials Co., Ltd........................  77,000   16,428
    Channel Well Technology Co., Ltd............................  23,000   20,240
    Chaun-Choung Technology Corp................................   2,000   11,202
    CHC Healthcare Group........................................  20,000   26,099
    Chen Full International Co., Ltd............................  14,000   17,861
#   Cheng Loong Corp............................................ 192,000  122,797
*   Cheng Mei Materials Technology Corp.........................  59,000   24,555
    Cheng Uei Precision Industry Co., Ltd.......................  35,000   42,532
    Chilisin Electronics Corp...................................  30,488   97,490
    China Airlines, Ltd......................................... 596,000  189,072
    China Bills Finance Corp.................................... 192,000   91,650
    China Chemical & Pharmaceutical Co., Ltd....................  61,000   37,236
    China Electric Manufacturing Corp...........................  45,000   14,541
    China General Plastics Corp.................................  56,269   41,409
    China Metal Products........................................  53,000   64,463
    China Wire & Cable Co., Ltd.................................  26,000   17,459
    Chinese Maritime Transport, Ltd.............................  39,710   41,613
    Chin-Poon Industrial Co., Ltd...............................  72,000   89,664
    Chipbond Technology Corp....................................  17,000   38,580
    ChipMOS Techinologies, Inc..................................  60,344   52,610
    Chong Hong Construction Co., Ltd............................  32,000   90,030
    Chun YU Works & Co., Ltd....................................  32,000   24,352
    Chun Yuan Steel............................................. 104,000   35,164
    Chung Hsin Electric & Machinery Manufacturing Corp..........  66,000   44,447
*   Chung Hung Steel Corp....................................... 156,000   62,157
    Chung Hwa Pulp Corp.........................................  96,015   29,654
    Clevo Co.................................................... 108,000  102,863
#*  CMC Magnetics Corp.......................................... 449,000  102,569
    Compal Electronics, Inc..................................... 811,000  524,241
    Compeq Manufacturing Co., Ltd............................... 191,000  158,275
    Compucase Enterprise........................................  12,000   10,983
    Concord Securities Co., Ltd................................. 102,335   24,353
    Continental Holdings Corp................................... 102,000   50,860
*   Contrel Technology Co., Ltd.................................  15,000    9,535
    Coretronic Corp.............................................  93,000  144,786
    Co-Tech Development Corp....................................  18,000   19,144
*   CSBC Corp. Taiwan...........................................  60,163   50,765
    CviLux Corp.................................................  17,000   14,089
    CyberTAN Technology, Inc....................................  73,000   38,808
    DA CIN Construction Co., Ltd................................  37,000   25,151
    Dafeng TV, Ltd..............................................  12,000   14,274
    Darfon Electronics Corp.....................................  52,000   80,377
    Darwin Precisions Corp......................................  76,000   47,507
    Depo Auto Parts Ind Co., Ltd................................  20,000   44,759
    Dimerco Express Corp........................................  19,000   13,412
*   D-Link Corp................................................. 159,000   74,248
*   Dynamic Electronics Co., Ltd................................  73,000   22,198

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Dynapack International Technology Corp......................  32,000 $ 51,502
    E Ink Holdings, Inc.........................................  48,000   57,635
    Eastern Media International Corp............................  35,000   14,124
*   Edimax Technology Co., Ltd..................................  60,000   21,676
    Edom Technology Co., Ltd....................................  21,000    9,392
    Elite Semiconductor Memory Technology, Inc..................  50,000   52,889
    Elitegroup Computer Systems Co., Ltd........................  67,000   25,947
    EnTie Commercial Bank Co., Ltd.............................. 110,000   50,539
    Epistar Corp................................................ 209,000  183,060
    Eson Precision Ind. Co., Ltd................................  15,000   18,232
    Eternal Materials Co., Ltd.................................. 157,290  130,120
    Eva Airways Corp............................................ 468,665  229,847
*   Everest Textile Co., Ltd....................................  68,952   25,440
    Evergreen International Storage & Transport Corp............  93,000   41,426
    Evergreen Marine Corp. Taiwan, Ltd.......................... 453,650  199,161
    Everlight Chemical Industrial Corp..........................  81,450   44,054
    Everlight Electronics Co., Ltd..............................  90,000   90,129
    Excellence Opto, Inc........................................  34,000   21,934
    Excelsior Medical Co., Ltd..................................  22,000   35,003
    Far Eastern Department Stores, Ltd.......................... 223,000  118,401
    Far Eastern International Bank.............................. 479,192  178,437
    Farglory Land Development Co., Ltd..........................  67,000   82,699
*   Federal Corp................................................  75,480   26,519
    Feedback Technology Corp....................................   8,400   22,492
    First Insurance Co., Ltd. (The).............................  37,000   17,312
*   First Steamship Co., Ltd.................................... 123,676   49,140
    FLEXium Interconnect, Inc...................................  57,000  179,144
    FocalTech Systems Co., Ltd..................................  46,000   37,474
    Forest Water Environment Engineering Co., Ltd...............  11,349   21,449
    Formosa Advanced Technologies Co., Ltd......................  11,000   12,558
    Formosa Laboratories, Inc...................................  19,919   26,766
    Formosa Optical Technology Co., Ltd.........................   1,000    2,055
    Formosan Union Chemical.....................................  61,242   27,769
    Founding Construction & Development Co., Ltd................  24,000   12,495
    Froch Enterprise Co., Ltd...................................  27,000   12,198
    Fulgent Sun International Holding Co., Ltd..................  13,700   29,566
    Fulltech Fiber Glass Corp...................................  72,000   36,781
    Gallant Precision Machining Co., Ltd........................  20,000   15,687
    GCS Holdings, Inc...........................................  12,000   23,587
    Gemtek Technology Corp......................................  63,000   53,082
    General Interface Solution Holding, Ltd.....................  33,000  128,039
*   Genmont Biotech, Inc........................................  25,000   21,795
    Giantplus Technology Co., Ltd...............................  73,000   28,117
    Gigabyte Technology Co., Ltd................................  98,000  157,759
*   Gigastorage Corp............................................  48,000    9,347
    Global Brands Manufacture, Ltd..............................  72,000   33,759
    Global Lighting Technologies, Inc...........................  23,000   29,069
    Globe Union Industrial Corp.................................  27,000   15,260
    Gloria Material Technology Corp............................. 108,880   69,641
*   Gold Circuit Electronics, Ltd...............................  86,000   34,941
    Goldsun Building Materials Co., Ltd......................... 253,000   68,071
    Grand Ocean Retail Group, Ltd...............................  18,000   18,487
    Grand Pacific Petrochemical................................. 188,000  129,624
    Grand Plastic Technology Corp...............................   3,000   13,313
    Great China Metal Industry..................................  26,000   21,165
    Great Wall Enterprise Co., Ltd..............................  12,050   13,694
    Greatek Electronics, Inc....................................  39,000   53,989
    GTM Holdings Corp...........................................  21,000   12,508
    Hannstar Board Corp.........................................  73,000   77,663

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
TAIWAN -- (Continued)
#*  HannsTouch Solution, Inc....................................   141,000 $ 68,767
    Hey Song Corp...............................................    47,000   48,277
    Hiroca Holdings, Ltd........................................    13,000   31,529
    Hitron Technology, Inc......................................    35,204   24,383
    Ho Tung Chemical Corp.......................................   154,577   34,766
    Hocheng Corp................................................    56,000   14,381
    Hong Pu Real Estate Development Co., Ltd....................    47,000   29,501
    Hong YI Fiber Industry Co...................................    30,000   19,570
    Horizon Securities Co., Ltd.................................    56,000   12,005
    Hsin Kuang Steel Co., Ltd...................................    44,000   43,559
    Hsing TA Cement Co..........................................    21,000   11,625
    Huaku Development Co., Ltd..................................    30,000   75,867
    Huang Hsiang Construction Corp..............................    38,000   34,266
    Hung Ching Development & Construction Co., Ltd..............    33,000   23,754
    Hung Sheng Construction, Ltd................................   106,800   77,991
*   Hwa Fong Rubber Industrial Co., Ltd.........................    85,800   33,754
*   Ichia Technologies, Inc.....................................    84,000   46,976
    IEI Integration Corp........................................    37,800   41,935
    Innolux Corp................................................ 1,693,000  543,255
    International CSRC Investment Holdings Co...................   114,434  155,722
    Inventec Corp...............................................    32,000   25,710
    I-Sheng Electric Wire & Cable Co., Ltd......................     8,000   11,240
    ITE Technology, Inc.........................................    11,000   12,487
    Jarllytec Co., Ltd..........................................     6,000   13,166
    Jess-Link Products Co., Ltd.................................    17,250   17,821
    Jih Sun Financial Holdings Co., Ltd.........................   347,927  110,619
    Johnson Health Tech Co., Ltd................................    20,000   28,639
    K Laser Technology, Inc.....................................    43,000   19,839
    Kaulin Manufacturing Co., Ltd...............................    16,000    8,730
    KEE TAI Properties Co., Ltd.................................   104,000   39,031
    Kenda Rubber Industrial Co., Ltd............................   105,000  102,455
    Kindom Construction Corp....................................   105,000   71,667
    King Chou Marine Technology Co., Ltd........................    10,200   12,693
    King Yuan Electronics Co., Ltd..............................   237,000  219,809
    King's Town Bank Co., Ltd...................................   148,000  158,349
    King's Town Construction Co., Ltd...........................    27,000   22,579
    Kinpo Electronics...........................................   263,000   93,743
    Kinsus Interconnect Technology Corp.........................    66,000   99,687
    KS Terminals, Inc...........................................     8,000   11,885
    Kung Sing Engineering Corp..................................    55,000   13,028
*   Kuo Toong International Co., Ltd............................    40,000   28,522
    Kuoyang Construction Co., Ltd...............................    79,321   30,777
    L&K Engineering Co., Ltd....................................    41,000   36,491
    LAN FA Textile..............................................    36,000    8,928
    Lealea Enterprise Co., Ltd..................................   153,000   49,813
    LEE CHI Enterprises Co., Ltd................................    53,000   17,257
    Lelon Electronics Corp......................................    11,000   14,410
    Lextar Electronics Corp.....................................    76,000   43,116
    Li Cheng Enterprise Co., Ltd................................    16,960   37,195
*   Li Peng Enterprise Co., Ltd.................................   113,000   26,684
    Lida Holdings, Ltd..........................................     8,000   15,072
    Lingsen Precision Industries, Ltd...........................    91,000   28,253
    Lite-On Semiconductor Corp..................................    45,000   50,544
    Long Bon International Co., Ltd.............................    85,075   47,516
#   Long Chen Paper Co., Ltd....................................   132,120   77,483
    Longwell Co.................................................    20,000   35,224
    Lumax International Corp., Ltd..............................    11,700   27,238
    Lung Yen Life Service Corp..................................    11,000   21,840
    Macronix International......................................   300,000  233,423

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
TAIWAN -- (Continued)
    Materials Analysis Technology, Inc..........................     6,000 $ 14,733
    Mayer Steel Pipe Corp.......................................    27,000   13,940
    Mercuries & Associates Holding, Ltd.........................    37,000   20,958
*   Mercuries Life Insurance Co., Ltd...........................   230,971   83,009
*   Microbio Co., Ltd...........................................    36,000   17,082
*   Motech Industries, Inc......................................   141,000   39,095
    MPI Corp....................................................     9,000   20,500
    Nexcom International Co., Ltd...............................    12,000   10,910
    Nien Hsing Textile Co., Ltd.................................    17,000   15,514
    O-Bank Co., Ltd.............................................    78,000   19,962
    OptoTech Corp...............................................    84,178   63,423
    Orient Europharma Co., Ltd..................................     7,000   13,015
*   Orient Semiconductor Electronics, Ltd.......................    93,880   48,728
    Oriental Union Chemical Corp................................    75,000   63,165
    Pacific Construction Co.....................................    25,000    9,224
*   Pan Jit International, Inc..................................    57,000   50,321
    Pan-International Industrial Corp...........................    83,000   70,887
*   Phihong Technology Co., Ltd.................................   103,259   34,321
    Plotech Co., Ltd............................................    26,000   14,540
    Powertech Technology, Inc...................................   121,000  302,107
    President Securities Corp...................................   199,111   86,685
    Prince Housing & Development Corp...........................   252,000   90,925
    Promate Electronic Co., Ltd.................................    21,000   22,026
    Qualipoly Chemical Corp.....................................    18,900   18,028
    Quintain Steel Co., Ltd.....................................    64,789   17,008
*   Radium Life Tech Co., Ltd...................................    88,000   38,585
    Rechi Precision Co., Ltd....................................    13,000   10,880
    Rich Development Co., Ltd...................................    92,000   27,027
*   Roo Hsing Co., Ltd..........................................   207,000   92,599
    Ruentex Development Co., Ltd................................    87,000  119,502
    Ruentex Industries, Ltd.....................................    63,400  151,533
    Sampo Corp..................................................    76,800   41,516
    San Fang Chemical Industry Co., Ltd.........................    33,000   25,380
    Sanyang Motor Co., Ltd......................................    85,000   55,433
    Sesoda Corp.................................................    28,665   24,220
    Shan-Loong Transportation Co., Ltd..........................    28,000   27,274
    Sharehope Medicine Co., Ltd.................................    17,815   16,325
    Sheng Yu Steel Co., Ltd.....................................    26,000   16,244
*   Shih Wei Navigation Co., Ltd................................    61,317   18,699
    Shin Kong Financial Holding Co., Ltd........................ 1,691,678  479,315
    Shin Zu Shing Co., Ltd......................................    37,000  140,957
*   Shining Building Business Co., Ltd..........................   101,430   33,335
    Shinkong Insurance Co., Ltd.................................    36,000   45,251
    Shinkong Synthetic Fibers Corp..............................   208,000   91,538
    Sigurd Microelectronics Corp................................    64,000   63,907
    Sincere Navigation Corp.....................................    61,000   33,969
    Sinher Technology, Inc......................................     6,000    9,673
    Sino-American Silicon Products, Inc.........................    84,000  182,122
    Sinon Corp..................................................    72,000   43,931
    Sinphar Pharmaceutical Co., Ltd.............................    17,680   11,474
    Siward Crystal Technology Co., Ltd..........................    49,000   33,046
*   Solar Applied Materials Technology Co.......................    43,000   26,128
    Sonix Technology Co., Ltd...................................    10,000   10,172
    Standard Chemical & Pharmaceutical Co., Ltd.................    10,000   10,686
    Sunko INK Co., Ltd..........................................    36,000   10,840
    Sunrex Technology Corp......................................    32,685   19,851
    Sunspring Metal Corp........................................    32,000   36,429
    Supreme Electronics Co., Ltd................................    52,244   52,165
    Swancor Holding Co., Ltd....................................    11,000   33,624

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Sweeten Real Estate Development Co., Ltd....................  36,000 $ 31,240
    Syncmold Enterprise Corp....................................  10,000   28,265
    Sysage Technology Co., Ltd..................................   8,410    9,743
    Systex Corp.................................................  32,000   70,358
    T3EX Global Holdings Corp...................................  18,000   16,274
#   TA Chen Stainless Pipe...................................... 152,553  216,726
    Ta Ya Electric Wire & Cable................................. 108,000   38,181
#   Taichung Commercial Bank Co., Ltd........................... 472,158  183,388
    Taiflex Scientific Co., Ltd.................................  36,460   47,017
    Tainan Enterprises Co., Ltd.................................  18,000   14,087
    Tainan Spinning Co., Ltd.................................... 266,000  103,787
*   Taita Chemical Co., Ltd.....................................  62,000   20,599
    Taiwan Business Bank........................................ 828,947  342,273
    Taiwan Chinsan Electronic Industrial Co., Ltd...............  12,000   14,853
    Taiwan Fire & Marine Insurance Co., Ltd.....................  48,000   31,460
    Taiwan FU Hsing Industrial Co., Ltd.........................  24,000   31,609
    Taiwan Glass Industry Corp.................................. 218,968   87,603
    Taiwan Hon Chuan Enterprise Co., Ltd........................  49,000   78,687
    Taiwan Hopax Chemicals Manufacturing Co., Ltd...............  38,000   23,886
*   Taiwan Land Development Corp................................ 129,466   36,653
    Taiwan Navigation Co., Ltd..................................  35,000   22,042
    Taiwan PCB Techvest Co., Ltd................................  48,000   58,889
    Taiwan Pulp & Paper Corp....................................  25,000   15,329
    Taiwan Shin Kong Security Co., Ltd..........................  40,000   49,521
    Taiwan Surface Mounting Technology Corp.....................  53,000  100,391
    Taiwan TEA Corp............................................. 133,000   67,141
    Taiyen Biotech Co., Ltd.....................................  28,000   28,835
#   Teco Electric and Machinery Co., Ltd........................ 391,000  292,999
    Test-Rite International Co., Ltd............................  22,000   15,102
    Thye Ming Industrial Co., Ltd...............................  36,000   37,359
    Ton Yi Industrial Corp...................................... 170,000   69,064
    Tong Yang Industry Co., Ltd.................................  71,000  101,421
*   Tong-Tai Machine & Tool Co., Ltd............................  27,000   18,362
    TOPBI International Holdings, Ltd...........................   8,070   22,863
    Topco Scientific Co., Ltd...................................  14,000   40,182
    Topco Technologies Corp.....................................   8,999   21,419
    Topoint Technology Co., Ltd.................................  28,800   18,841
    TPK Holding Co., Ltd........................................  74,000  137,171
    Transcend Information, Inc..................................  14,000   31,721
    Tripod Technology Corp......................................  79,000  253,652
    Tsann Kuen Enterprise Co., Ltd..............................  20,000   13,304
*   TSEC Corp...................................................  64,000   14,138
    TSRC Corp...................................................  86,000   79,229
    Tung Ho Steel Enterprise Corp............................... 157,000  112,329
    Tung Thih Electronic Co., Ltd...............................  11,000   25,947
    TXC Corp....................................................  53,000   61,861
    TYC Brother Industrial Co., Ltd.............................  42,000   37,176
*   Tycoons Group Enterprise....................................  84,034   17,786
    Tyntek Corp.................................................  33,000   18,393
    U-Ming Marine Transport Corp................................  91,000   95,280
    Unimicron Technology Corp................................... 288,000  321,895
    Union Bank Of Taiwan........................................ 241,020   85,462
    Unitech Computer Co., Ltd...................................  20,000   13,470
    Unitech Printed Circuit Board Corp.......................... 113,220   69,539
    United Orthopedic Corp......................................  10,000   15,280
*   United Renewable Energy Co., Ltd............................ 419,593  142,956
*   Unity Opto Technology Co., Ltd..............................  91,000   28,883
    Universal Cement Corp.......................................  95,277   61,363
*   Universal Microelectronics Co., Ltd.........................  13,000    8,701

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
TAIWAN -- (Continued)
*   Unizyx Holding Corp.........................................    77,000 $    57,543
    UPC Technology Corp.........................................   170,586      69,741
    USI Corp....................................................   180,091      69,125
    Ve Wong Corp................................................    16,000      13,374
    Wah Lee Industrial Corp.....................................    34,000      59,554
    Walsin Lihwa Corp...........................................   517,000     290,534
    Walton Advanced Engineering, Inc............................    55,000      19,960
    Wan Hai Lines, Ltd..........................................    37,000      19,525
    Waterland Financial Holdings Co., Ltd.......................   463,496     156,046
    Weikeng Industrial Co., Ltd.................................    67,618      44,788
    Well Shin Technology Co., Ltd...............................    18,000      31,489
    Weltrend Semiconductor......................................    12,000      10,190
    Winbond Electronics Corp....................................   583,363     303,824
    Wisdom Marine Lines Co., Ltd................................    63,262      60,195
    Wistron Corp................................................   559,841     464,763
    Wistron NeWeb Corp..........................................    53,040     137,410
    Wonderful Hi-Tech Co., Ltd..................................     7,000       4,539
    WT Microelectronics Co., Ltd................................    94,207     124,468
*   Yang Ming Marine Transport Corp.............................   238,674      67,820
    YC Co., Ltd.................................................    81,488      36,129
    YC INOX Co., Ltd............................................    50,600      42,842
    Yea Shin International Development Co., Ltd.................    29,632      18,193
    Yeong Guan Energy Technology Group Co., Ltd.................    18,000      47,717
    YFY, Inc....................................................   280,000     107,894
    Yi Jinn Industrial Co., Ltd.................................    34,200      15,623
    Yieh Phui Enterprise Co., Ltd...............................   258,282      78,781
    Youngtek Electronics Corp...................................    24,000      35,930
    Yuanta Futures Co., Ltd.....................................    10,000      15,284
#   Yulon Motor Co., Ltd........................................   200,000     126,309
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.............    13,000      30,905
    Yungtay Engineering Co., Ltd................................    65,000     135,691
    Zeng Hsing Industrial Co., Ltd..............................     7,000      34,150
    Zenitron Corp...............................................    27,000      19,978
    Zero One Technology Co., Ltd................................    22,000      20,036
    Zhen Ding Technology Holding, Ltd...........................    78,000     279,058
    Zig Sheng Industrial Co., Ltd...............................    79,000      22,747
    Zinwell Corp................................................    64,000      47,560
    ZongTai Real Estate Development Co., Ltd....................    24,300      14,976
                                                                           -----------
TOTAL TAIWAN....................................................            22,189,449
                                                                           -----------
THAILAND -- (0.8%)
    AJ Plast PCL................................................    26,500       8,259
    Amata Corp. PCL.............................................   122,800      86,162
    Amata VN PCL................................................    94,100      15,622
    Ananda Development PCL......................................   334,800      41,739
    AP Thailand PCL.............................................   263,800      65,279
    Asia Aviation PCL...........................................   203,200      27,115
    Asia Plus Group Holdings PCL................................   204,100      19,691
    Bangchak Corp. PCL..........................................   109,900     111,879
    Bangkok Insurance PCL.......................................     1,800      18,268
    Bangkok Land PCL............................................ 2,507,300     123,303
    Bangkok Ranch PCL...........................................    15,300       1,783
    Banpu PCL...................................................   447,800     230,037
*   BEC World PCL...............................................   170,400      48,038
    Cal-Comp Electronics Thailand PCL...........................   428,200      25,484
*   CIMB Thai Bank PCL.......................................... 1,971,600      47,553
    Dhipaya Insurance PCL.......................................    55,800      41,249
    Eastern Polymer Group PCL, Class F..........................   217,100      44,202
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   105,500      37,673

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
THAILAND -- (Continued)
*   Energy Earth PCL............................................   108,300 $    929
    Esso Thailand PCL...........................................   180,800   62,862
    GFPT PCL....................................................   144,700   70,254
*   Global Green Chemicals PCL, Class F.........................    86,200   33,211
    Golden Land Property Development PCL........................   192,200   49,969
    Hana Microelectronics PCL...................................   128,500  130,814
*   Inter Far East Energy Corp..................................   123,100    2,241
    IRPC PCL.................................................... 1,743,200  308,507
*   Italian-Thai Development PCL................................   294,400   21,579
    KGI Securities Thailand PCL.................................   247,300   33,619
    Khon Kaen Sugar Industry PCL................................   362,960   34,107
    Lam Soon Thailand PCL.......................................    96,800   14,190
    Lanna Resources PCL.........................................    28,000    9,998
    LH Financial Group PCL...................................... 1,278,000   59,647
    LPN Development PCL.........................................   143,100   31,377
    Maybank Kim Eng Securities Thailand PCL.....................    39,000   12,338
    MBK PCL.....................................................   138,700   91,236
    MC Group PCL................................................    73,900   20,949
    Millcon Steel PCL...........................................   211,520    6,891
    Namyong Terminal PCL........................................    91,000   14,822
    PCS Machine Group Holding PCL...............................    86,800   18,896
    Platinum Group PCL (The)....................................   124,000   23,499
    Polyplex Thailand PCL.......................................    85,200   38,163
*   Precious Shipping PCL.......................................   126,000   32,758
    Property Perfect PCL........................................   616,300   15,830
    Pruksa Holding PCL..........................................   177,200  104,350
    Quality Houses PCL.......................................... 1,176,100  109,045
    Raimon Land PCL.............................................   515,800   20,519
    Regional Container Lines PCL................................   119,500   17,069
    Rojana Industrial Park PCL..................................   220,300   36,918
    Samart Telcoms PCL..........................................    33,900    9,557
    Sansiri PCL................................................. 1,500,600   67,216
    SC Asset Corp. PCL..........................................   339,100   32,078
    Scan Inter PCL..............................................   148,000   16,967
*   SCG Ceramics PCL............................................    91,341    6,066
    Sena Development PCL........................................   196,116   22,852
    Siam Future Development PCL.................................   196,440   38,457
    Siamgas & Petrochemicals PCL................................   167,600   54,598
    Somboon Advance Technology PCL..............................    57,400   34,701
    SPCG PCL....................................................    77,500   43,696
    Sri Ayudhya Capital PCL.....................................    11,000   15,074
    Sri Trang Agro-Industry PCL.................................   212,880   87,352
    Srithai Superware PCL.......................................    69,100    2,554
    Star Petroleum Refining PCL.................................   401,000  133,143
*   STP & I PCL.................................................    73,500   16,116
    Supalai PCL.................................................   161,425  111,746
*   Super Energy Corp. PCL...................................... 2,470,900   48,760
    SVI PCL.....................................................   297,600   44,745
*   Tata Steel Thailand PCL.....................................   594,100   14,143
*   Thai Airways International PCL..............................   179,200   71,287
    Thai Stanley Electric PCL, Class F..........................     5,700   41,958
    Thai Wah PCL................................................    75,200   19,197
    Thaicom PCL.................................................    58,900   12,084
    Thanachart Capital PCL......................................   124,400  206,522
    Thitikorn PCL...............................................    41,600   13,421
    Thoresen Thai Agencies PCL..................................   261,800   43,872
    Tipco Asphalt PCL...........................................   163,900   92,410
    Tisco Financial Group PCL...................................    47,700  125,133
    TMB Bank PCL................................................ 2,256,500  142,776

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
    TMT Steel PCL...............................................    70,200 $   12,974
    TPI Polene PCL.............................................. 1,534,100     95,145
    Unique Engineering & Construction PCL.......................   138,400     44,652
    Univanich Palm Oil PCL......................................    46,900      8,227
    Univentures PCL.............................................   165,100     32,580
    Vanachai Group PCL..........................................    88,600     15,680
    Vinythai PCL................................................    88,700     70,154
                                                                           ----------
TOTAL THAILAND..................................................            4,267,816
                                                                           ----------
TURKEY -- (0.2%)
    Aksa Akrilik Kimya Sanayii A.S..............................    11,797     16,108
*   Aksa Enerji Uretim A.S......................................    24,121      9,513
    Alarko Holding A.S..........................................    53,295     23,878
    Albaraka Turk Katilim Bankasi A.S...........................   149,620     35,900
    Anadolu Cam Sanayii A.S.....................................    64,176     33,060
    Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    35,494    117,939
*   Arcelik A.S.................................................     5,749     17,696
    Aygaz A.S...................................................    15,959     24,703
*   Bera Holding A.S............................................   122,261     36,497
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S...............     9,716     15,003
*   Cimsa Cimento Sanayi VE Ticaret A.S.........................    16,339     17,979
    Dogan Sirketler Grubu Holding A.S...........................   250,247     44,529
*   GSD Holding AS..............................................    62,912      9,505
    Kordsa Teknik Tekstil A.S...................................    22,267     44,554
    Nuh Cimento Sanayi A.S......................................    15,425     18,457
*   Pegasus Hava Tasimaciligi A.S...............................    10,469     54,333
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S..........    32,193     17,484
*   Sekerbank Turk AS...........................................   132,226     22,416
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S....................    24,464     16,464
    Tat Gida Sanayi A.S.........................................    20,655     14,379
    TAV Havalimanlari Holding A.S...............................    29,394    124,772
    Trakya Cam Sanayii A.S......................................   114,319     60,791
    Turkiye Halk Bankasi A.S....................................   148,199    145,644
*   Turkiye Sinai Kalkinma Bankasi A.S..........................   219,671     27,642
    Turkiye Vakiflar Bankasi TAO, Class D.......................   189,592    128,775
*   Vestel Elektronik Sanayi ve Ticaret A.S.....................    13,751     27,639
*   Zorlu Enerji Elektrik Uretim A.S............................   124,113     26,056
                                                                           ----------
TOTAL TURKEY....................................................            1,131,716
                                                                           ----------
UNITED KINGDOM -- (12.2%)
*   Acacia Mining P.L.C.........................................    49,896     95,610
    Aggreko P.L.C...............................................    74,047    825,493
    Alliance Pharma P.L.C.......................................    83,598     85,420
*   Amerisur Resources P.L.C....................................    77,850     13,053
    Anglo-Eastern Plantations P.L.C.............................     3,836     26,388
    Arrow Global Group P.L.C....................................    36,788     92,501
    Babcock International Group P.L.C...........................   119,557    820,717
    Balfour Beatty P.L.C........................................   189,955    623,568
    Banco Esprito Santa S.A.....................................    70,105  1,777,083
    Bank of Georgia Group P.L.C.................................    10,623    238,423
    Barratt Developments P.L.C..................................   315,818  2,484,490
    BBA Aviation P.L.C..........................................   202,312    718,939
    BCA Marketplace P.L.C.......................................    71,750    193,157
    Beazley P.L.C...............................................    13,558    102,161
    Begbies Traynor Group P.L.C.................................    12,789     10,005
    Bellway P.L.C...............................................    39,175  1,590,796
    Berkeley Group Holdings P.L.C...............................    30,006  1,471,993
    Biffa P.L.C.................................................    12,870     39,859

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    Bloomsbury Publishing P.L.C.................................  19,392 $   60,082
    Bodycote P.L.C..............................................  54,647    612,227
    Bovis Homes Group P.L.C.....................................  44,903    651,037
    Braemar Shipping Services P.L.C.............................   4,667     11,709
*   BTG P.L.C...................................................  71,259    776,881
*   Carclo P.L.C................................................  16,123      4,987
    CareTech Holdings P.L.C.....................................  13,902     60,524
*   Carpetright P.L.C...........................................  36,288     14,967
    Carr's Group P.L.C..........................................  11,580     22,147
    Castings P.L.C..............................................   4,281     20,072
    Centamin P.L.C.............................................. 331,657    384,030
    Centaur Media P.L.C.........................................  16,082     10,922
    Central Asia Metals P.L.C...................................  15,611     46,466
    Charles Taylor P.L.C........................................  16,920     51,529
    Chemring Group P.L.C........................................  75,743    151,980
    Chesnara P.L.C..............................................  30,820    147,553
    Cineworld Group P.L.C....................................... 257,540  1,068,714
*   Circassia Pharmaceuticals P.L.C.............................  44,336     18,310
    Clarkson P.L.C..............................................   7,385    250,147
    Close Brothers Group P.L.C..................................  43,721    886,438
    CMC Markets P.L.C...........................................  21,846     22,324
*   Cobham P.L.C................................................ 680,133  1,025,488
    Computacenter P.L.C.........................................   6,867    108,209
    Consort Medical P.L.C.......................................  10,857    130,814
    ConvaTec Group P.L.C........................................  64,833    117,425
    Costain Group P.L.C.........................................  24,744    103,804
    Countryside Properties P.L.C................................  95,976    425,126
*   Countrywide P.L.C...........................................  68,640      5,818
    Crest Nicholson Holdings P.L.C..............................  77,112    387,621
    CYBG P.L.C.................................................. 124,360    329,982
    Daily Mail & General Trust P.L.C............................  40,319    345,850
    Dart Group P.L.C............................................   9,302    113,146
    Devro P.L.C.................................................  46,110    119,591
    DFS Furniture P.L.C.........................................  37,099    121,708
*   Dialight P.L.C..............................................   7,087     45,494
    Direct Line Insurance Group P.L.C........................... 396,236  1,705,023
    DiscoverIE Group P.L.C......................................  17,330     96,275
    Dixons Carphone P.L.C....................................... 241,138    457,153
    Drax Group P.L.C............................................ 112,465    500,892
    DS Smith P.L.C.............................................. 325,866  1,522,007
    easyJet P.L.C...............................................  38,283    580,061
*   EI Group P.L.C.............................................. 155,978    432,625
*   EKF Diagnostics Holdings P.L.C..............................  61,585     27,362
*   Eland Oil & Gas P.L.C.......................................  20,329     33,184
    Elementis P.L.C.............................................  96,695    205,564
*   EnQuest P.L.C...............................................  70,993     19,801
    Entertainment One, Ltd......................................  55,135    343,411
    Equiniti Group P.L.C........................................ 129,855    363,990
    Essentra P.L.C..............................................  54,082    298,265
    Euromoney Institutional Investor P.L.C......................  14,997    240,453
    Ferrexpo P.L.C..............................................  92,224    249,831
*   Firstgroup P.L.C............................................ 374,372    540,157
    Flowtech Fluidpower P.L.C...................................   7,489     13,521
*   Foxtons Group P.L.C.........................................  71,351     62,774
    Fuller Smith & Turner P.L.C., Class A.......................   6,566     98,749
    Galliford Try P.L.C.........................................  37,963    269,105
*   Gem Diamonds, Ltd...........................................  38,208     44,875
*   Genel Energy P.L.C..........................................  19,708     59,291
*   Georgia Capital P.L.C.......................................   7,964    105,080

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    Goodwin P.L.C...............................................     314 $   12,709
    Grafton Group P.L.C.........................................  74,739    861,402
    Greencore Group P.L.C.......................................   8,425     25,274
    Greene King P.L.C...........................................  96,478    807,993
*   Gulf Keystone Petroleum, Ltd................................  67,566    224,087
*   Gulf Marine Services P.L.C..................................  42,616      6,818
    GVC Holdings P.L.C.......................................... 116,721    996,036
    Gym Group P.L.C. (The)......................................  20,338     60,996
    H&T Group P.L.C.............................................   3,869     15,891
    Halfords Group P.L.C........................................  66,390    202,532
    Hargreaves Services P.L.C...................................   2,839     10,975
    Hastings Group Holdings P.L.C...............................  55,633    138,655
    Headlam Group P.L.C.........................................  20,265    113,509
    Helical P.L.C...............................................  17,753     79,792
    Henry Boot P.L.C............................................  14,040     51,400
    Highland Gold Mining, Ltd...................................  91,972    197,040
    Hochschild Mining P.L.C.....................................  75,354    183,278
*   Horizon Discovery Group P.L.C...............................  21,363     52,037
    Hostelworld Group P.L.C.....................................  12,739     41,226
    Hunting P.L.C...............................................  36,382    279,605
    Huntsworth P.L.C............................................  57,660     67,071
    Ibstock P.L.C...............................................  95,414    325,201
*   IGas Energy P.L.C...........................................  15,148     13,948
    Inchcape P.L.C.............................................. 102,222    820,680
    Inmarsat P.L.C..............................................   5,008     35,701
    Investec P.L.C.............................................. 211,733  1,343,764
    ITE Group P.L.C............................................. 105,125     99,828
    J Sainsbury P.L.C........................................... 332,740    966,688
    John Laing Group P.L.C......................................  74,897    376,032
    John Wood Group P.L.C....................................... 173,764  1,065,305
*   JPJ Group P.L.C.............................................   1,467     13,635
    Jupiter Fund Management P.L.C...............................  50,138    246,045
    Just Group P.L.C............................................ 207,952    185,767
    Keller Group P.L.C..........................................  18,098    166,172
    Kier Group P.L.C............................................  33,146    162,696
    Kin & Carta P.L.C...........................................  13,233     18,843
    Kingfisher P.L.C............................................ 558,682  1,926,440
*   Lamprell P.L.C..............................................  66,081     57,096
    Lancashire Holdings, Ltd....................................  50,352    452,435
*   Lonmin P.L.C................................................  12,493     11,299
    Lookers P.L.C...............................................  89,330    105,503
    Low & Bonar P.L.C...........................................  32,740      6,652
    LSL Property Services P.L.C.................................  23,302     81,028
    Majestic Wine P.L.C.........................................  10,404     34,907
    Man Group P.L.C............................................. 447,529    917,020
    Marston's P.L.C............................................. 209,989    278,731
    McCarthy & Stone P.L.C......................................  98,693    164,753
    McColl's Retail Group P.L.C.................................  14,203     15,898
    Mears Group P.L.C...........................................  34,909    109,084
    Mediclinic International P.L.C..............................  88,695    397,407
    Meggitt P.L.C...............................................  35,561    253,046
    Merlin Entertainments P.L.C................................. 199,117    952,196
*   Metro Bank P.L.C............................................   8,823     86,533
    Millennium & Copthorne Hotels P.L.C.........................  38,317    223,127
*   Mitchells & Butlers P.L.C...................................  70,813    236,135
    MJ Gleeson P.L.C............................................  11,285    122,923
    Morgan Sindall Group P.L.C..................................   8,576    146,726
*   Mothercare P.L.C............................................ 103,725     27,386
    N Brown Group P.L.C.........................................  27,931     39,372

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    NAHL Group P.L.C............................................  19,189 $   29,292
    National Express Group P.L.C................................ 125,965    675,399
    NCC Group P.L.C.............................................  52,241    118,984
    Non-Standard Finance P.L.C..................................  61,251     42,360
    Norcros P.L.C...............................................  16,487     46,218
    Northgate P.L.C.............................................  39,470    189,148
*   Nostrum Oil & Gas P.L.C.....................................  17,535     21,432
    Numis Corp. P.L.C...........................................  12,643     45,523
    OneSavings Bank P.L.C.......................................  65,007    369,620
*   Pan African Resources P.L.C................................. 302,516     35,349
*   Parkmead Group P.L.C. (The).................................  15,615     12,797
    Pendragon P.L.C............................................. 413,098    123,796
*   Petra Diamonds, Ltd......................................... 182,703     48,356
*   Petropavlovsk P.L.C......................................... 772,464     84,617
    Pets at Home Group P.L.C.................................... 157,643    312,027
    Phoenix Group Holdings P.L.C................................ 129,773  1,226,672
    Playtech P.L.C..............................................  62,660    358,314
    Polypipe Group P.L.C........................................  53,474    306,589
*   Premier Foods P.L.C......................................... 195,519     90,341
*   Premier Oil P.L.C........................................... 199,335    258,494
*   Provident Financial P.L.C...................................  74,878    519,842
    PZ Cussons P.L.C............................................  83,124    222,400
    QinetiQ Group P.L.C......................................... 162,110    638,621
    Rank Group P.L.C............................................  43,286     90,383
*   REA Holdings P.L.C..........................................   3,000      7,456
    Reach P.L.C.................................................  66,239     63,838
    Redrow P.L.C................................................  73,870    594,603
    Renewi P.L.C................................................ 109,405     47,325
    Revolution Bars Group P.L.C.................................   7,245      6,617
    Ricardo P.L.C...............................................   9,039     90,765
*   Rockhopper Exploration P.L.C................................  85,440     26,798
    Royal Mail P.L.C............................................ 180,633    596,016
    RPC Group P.L.C.............................................  73,886    761,537
    RPS Group P.L.C.............................................  52,390    132,601
    RSA Insurance Group P.L.C................................... 159,774  1,132,655
    S&U P.L.C...................................................     850     24,263
    Saga P.L.C.................................................. 326,759    251,291
    SDL P.L.C...................................................  17,664    121,392
    Senior P.L.C................................................  96,171    291,011
    Severfield P.L.C............................................  59,426     58,970
    SIG P.L.C................................................... 142,557    282,039
    Smart Metering Systems P.L.C................................   7,279     46,910
    Soco International P.L.C....................................  46,696     45,843
    Speedy Hire P.L.C........................................... 122,343     94,125
    Spire Healthcare Group P.L.C................................  26,555     46,479
*   Sportech P.L.C..............................................  20,049      8,096
*   Sports Direct International P.L.C...........................  49,289    191,675
    St. Modwen Properties P.L.C.................................  55,429    297,474
    Stock Spirits Group P.L.C...................................  39,966    117,357
    Superdry P.L.C..............................................   6,793     45,810
    T Clarke P.L.C..............................................  15,910     26,618
    Tate & Lyle P.L.C........................................... 109,620  1,098,697
    Taylor Wimpey P.L.C......................................... 951,078  2,254,822
    Telford Homes P.L.C.........................................   5,128     18,670
    TP ICAP P.L.C............................................... 172,793    634,365
    Travis Perkins P.L.C........................................  79,648  1,453,316
    Trifast P.L.C...............................................  24,071     75,987
    TT Electronics P.L.C........................................  48,498    156,546
    Tullow Oil P.L.C............................................ 435,039  1,275,588

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
UNITED KINGDOM -- (Continued)
*   Tungsten Corp. P.L.C........................................  20,245 $     10,976
    Tyman P.L.C.................................................  19,065       63,343
    U & I Group P.L.C...........................................  37,908       88,411
    UDG Healthcare P.L.C........................................  27,486      235,965
    Ultra Electronics Holdings P.L.C............................  12,764      265,488
    Urban & Civic P.L.C.........................................  15,389       58,272
*   Vectura Group P.L.C......................................... 216,921      206,421
    Vertu Motors P.L.C..........................................  28,861       12,132
    Vesuvius P.L.C..............................................  65,059      524,887
    Volution Group P.L.C........................................  33,190       75,063
    Vp P.L.C....................................................   2,842       29,455
    Wm Morrison Supermarkets P.L.C.............................. 712,962    2,009,570
    Xaar P.L.C..................................................  11,325       14,351
                                                                         ------------
TOTAL UNITED KINGDOM............................................           66,885,018
                                                                         ------------
UNITED STATES -- (0.0%)
    CME Group, Inc..............................................       1          137
                                                                         ------------
TOTAL COMMON STOCKS.............................................          545,163,098
                                                                         ------------
PREFERRED STOCKS -- (0.5%)
BRAZIL -- (0.3%)
    Banco ABC Brasil S.A........................................  28,564      141,687
    Banco do Estado do Rio Grande do Sul SA, Class B............  48,400      301,428
*   Banco Pan SA................................................  88,900       76,859
    Cia Ferro Ligas da Bahia - FERBASA..........................   9,400       50,751
    Gerdau SA................................................... 216,500      781,280
    Grazziotin SA...............................................   1,600        9,352
    Marcopolo SA................................................ 156,673      140,646
    Randon SA Implementos e Participacoes.......................  55,300      119,877
    Schulz SA...................................................   7,000       12,854
    Unipar Carbocloro SA........................................   7,272       71,939
    Usinas Siderurgicas de Minas Gerais SA, Class A............. 116,300      255,966
                                                                         ------------
TOTAL BRAZIL....................................................            1,962,639
                                                                         ------------
COLOMBIA -- (0.0%)
    Avianca Holdings SA......................................... 105,386       47,914
                                                                         ------------
GERMANY -- (0.2%)
    Biotest AG..................................................   3,257       82,013
    Draegerwerk AG & Co. KGaA...................................   2,384      143,247
    Jungheinrich AG.............................................  13,566      473,374
    Schaeffler AG...............................................  31,344      268,693
    STO SE & Co. KGaA...........................................     568       56,647
    Villeroy & Boch AG..........................................     889       14,472
                                                                         ------------
TOTAL GERMANY...................................................            1,038,446
                                                                         ------------
TOTAL PREFERRED STOCKS..........................................            3,048,999
                                                                         ------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Gafisa S.A. Rights 05/23/19.................................   7,147          656
                                                                         ------------
CANADA -- (0.0%)
*   Pan American Silver Corp. Rights 02/22/29...................  66,848       12,692
                                                                         ------------

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                   ------- ------------
HONG KONG -- (0.0%)
*     China International Marine Containers Co., Ltd. Rights
        05/03/19..................................................   1,047 $          0
*     Prosperity International Holdings HK, Ltd. Rights
        05/14/19..................................................  44,800          337
                                                                           ------------
TOTAL HONG KONG...................................................                  337
                                                                           ------------
INDONESIA -- (0.0%)
*     Medco Energi Internasional Tbk PT Warrants 12/11/20.........       1            0
                                                                           ------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23...................... 196,236            0
                                                                           ------------
SOUTH KOREA -- (0.0%)
*     Doosan Heavy Industries & Construction Co., Ltd. Rights
        05/09/2019................................................  10,227       12,607
                                                                           ------------
TOTAL RIGHTS/WARRANTS.............................................               26,292
                                                                           ------------
TOTAL INVESTMENT SECURITIES.......................................          548,238,389
                                                                           ------------

                                                                             VALUE+
                                                                           ------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)  The DFA Short Term Investment Fund.......................... 167,260    1,935,363
                                                                           ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $545,413,063).............................................         $550,173,752
                                                                           ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- -----------
Common Stocks
   Australia.................................          -- $29,246,211   --    $29,246,211
   Austria...................................          --   3,455,014   --      3,455,014
   Belgium...................................          --   5,914,176   --      5,914,176
   Brazil.................................... $ 9,795,246          --   --      9,795,246
   Canada....................................  33,965,112     362,352   --     34,327,464
   Chile.....................................   1,228,505          --   --      1,228,505
   China.....................................   2,791,086  35,046,725   --     37,837,811
   Colombia..................................     530,455          --   --        530,455
   Denmark...................................          --   8,253,801   --      8,253,801
   Finland...................................          --   8,909,702   --      8,909,702
   France....................................          --  23,218,339   --     23,218,339
   Germany...................................          --  30,618,085   --     30,618,085
   Greece....................................          --      92,714   --         92,714
   Hong Kong.................................       3,941  10,856,187   --     10,860,128
   India.....................................     120,339  14,686,584   --     14,806,923
   Indonesia.................................          --   3,229,386   --      3,229,386
   Ireland...................................          --   4,127,120   --      4,127,120
   Israel....................................          --   2,681,922   --      2,681,922
   Italy.....................................          --  14,786,718   --     14,786,718
   Japan.....................................          --  98,114,421   --     98,114,421
   Malaysia..................................          --   4,656,785   --      4,656,785
   Mexico....................................   4,195,121          --   --      4,195,121
   Netherlands...............................          --   9,817,202   --      9,817,202
   New Zealand...............................          --   2,177,834   --      2,177,834
   Norway....................................          --   4,988,111   --      4,988,111
   Philippines...............................          --   1,750,444   --      1,750,444
   Poland....................................          --   2,326,670   --      2,326,670
   Portugal..................................          --   1,583,684   --      1,583,684

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
   Russia.................................... $   878,603 $    215,039   --    $  1,093,642
   Singapore.................................          --    3,699,849   --       3,699,849
   South Africa..............................     510,325    8,564,349   --       9,074,674
   South Korea...............................          --   23,979,637   --      23,979,637
   Spain.....................................          --   10,984,983   --      10,984,983
   Sweden....................................      78,402   11,643,011   --      11,721,413
   Switzerland...............................          --   16,604,772   --      16,604,772
   Taiwan....................................          --   22,189,449   --      22,189,449
   Thailand..................................   4,264,646        3,170   --       4,267,816
   Turkey....................................          --    1,131,716   --       1,131,716
   United Kingdom............................          --   66,885,018   --      66,885,018
   United States.............................          --          137   --             137
Preferred Stocks
   Brazil....................................   1,962,639           --   --       1,962,639
   Colombia..................................      47,914           --   --          47,914
   Germany...................................          --    1,038,446   --       1,038,446
Rights/Warrants
   Brazil....................................          --          656   --             656
   Canada....................................          --       12,692   --          12,692
   Hong Kong.................................          --          337   --             337
   South Korea...............................          --       12,607   --          12,607
Securities Lending Collateral................          --    1,935,363   --       1,935,363
                                              ----------- ------------   --    ------------
TOTAL........................................ $60,372,334 $489,801,418   --    $550,173,752
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
COMMON STOCKS -- (94.1%)
AUSTRALIA -- (4.4%)
#   A2B Australia, Ltd..........................................    61,896 $    87,335
    Accent Group, Ltd...........................................    67,861      77,293
#   Adairs, Ltd.................................................    81,527     107,804
    Adelaide Brighton, Ltd......................................   159,863     488,454
*   Aeon Metals, Ltd............................................    45,143       7,019
    AGL Energy, Ltd.............................................    41,663     653,623
#   Ainsworth Game Technology, Ltd..............................    97,902      56,932
    Alliance Aviation Services, Ltd.............................    11,460      21,036
    ALS, Ltd....................................................   159,821     895,912
    Altium, Ltd.................................................    33,183     793,018
    Alumina, Ltd................................................   118,716     187,854
#   AMA Group, Ltd..............................................    77,851      63,196
#*  Amaysim Australia, Ltd......................................    42,371      19,707
#   Amcor, Ltd., Sponsored ADR..................................       793      35,855
    Amcor, Ltd..................................................    79,474     898,362
    AMP, Ltd.................................................... 1,099,003   1,761,630
    Ansell, Ltd.................................................    31,748     604,427
    AP Eagers, Ltd..............................................    18,650     114,095
    APA Group...................................................    71,638     486,291
    Apollo Tourism & Leisure, Ltd...............................    33,137      20,285
    Appen, Ltd..................................................    29,126     521,734
#   ARB Corp., Ltd..............................................    19,184     245,366
    Ardent Leisure Group, Ltd...................................   173,708     156,661
    Aristocrat Leisure, Ltd.....................................    49,427     909,881
#   ARQ Group, Ltd..............................................    11,142      13,780
*   Asaleo Care, Ltd............................................   211,036     136,902
    ASX, Ltd....................................................     4,901     257,490
    Atlas Arteria, Ltd..........................................   146,827     725,042
    AUB Group, Ltd..............................................     7,154      63,847
*   Aurelia Metals, Ltd.........................................   113,724      59,840
    Aurizon Holdings, Ltd.......................................   530,339   1,779,555
    Ausdrill, Ltd...............................................   218,453     252,988
    AusNet Services.............................................   302,500     378,726
    Austal, Ltd.................................................   104,574     196,953
    Australia & New Zealand Banking Group, Ltd..................   271,490   5,208,421
#*  Australian Agricultural Co., Ltd............................   171,473     142,739
    Australian Finance Group, Ltd...............................    34,786      29,441
    Australian Pharmaceutical Industries, Ltd...................   171,686     174,407
#   Automotive Holdings Group, Ltd..............................   107,790     182,607
    Aveo Group..................................................   132,381     199,016
#   Baby Bunting Group, Ltd.....................................    11,252      19,447
#   Bank of Queensland, Ltd.....................................   142,606     932,018
    Bapcor, Ltd.................................................    90,575     363,698
*   Base Resources, Ltd.........................................    56,903      10,652
    Beach Energy, Ltd...........................................   973,302   1,459,513
    Beacon Lighting Group, Ltd..................................    17,843      13,037
#   Bega Cheese, Ltd............................................    40,440     144,549
#*  Bellamy's Australia, Ltd....................................    25,477     193,735
    Bendigo & Adelaide Bank, Ltd................................   131,051     951,864
    BHP Group, Ltd..............................................   487,213  12,892,798
    BHP Group, Ltd., Sponsored ADR..............................    13,830     732,298
#   Bingo Industries, Ltd.......................................    76,688      91,206
#   Blackmores, Ltd.............................................     4,339     282,895
#*  Blue Sky Alternative Investments, Ltd.......................     5,525       1,052
    BlueScope Steel, Ltd........................................   257,568   2,447,614

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
    Boral, Ltd.................................................. 316,826 $1,084,698
    Brambles, Ltd............................................... 118,372  1,005,889
    Bravura Solutions, Ltd......................................  13,084     53,295
    Breville Group, Ltd.........................................  30,034    407,058
    Brickworks, Ltd.............................................  30,872    356,253
*   Bubs Australia, Ltd.........................................  35,867     30,328
#*  Buru Energy, Ltd............................................  75,609     13,567
#   BWX, Ltd....................................................  16,063     24,503
    Caltex Australia, Ltd.......................................  84,446  1,619,275
    Capitol Health, Ltd......................................... 106,976     19,965
*   Cardno, Ltd.................................................  70,457     49,457
    carsales.com, Ltd...........................................  77,126    732,704
*   Cash Converters International, Ltd.......................... 184,747     20,177
    Cedar Woods Properties, Ltd.................................  12,673     50,904
    Challenger, Ltd............................................. 124,517    720,823
    CIMIC Group, Ltd............................................  13,452    479,883
#   Citadel Group, Ltd. (The)...................................   7,217     35,009
#   Class, Ltd..................................................  19,682     24,174
    Cleanaway Waste Management, Ltd............................. 751,929  1,194,057
    Clover Corp., Ltd...........................................  17,297     26,893
    Coca-Cola Amatil, Ltd.......................................  85,563    530,756
    Cochlear, Ltd...............................................   5,969    789,012
#   Codan, Ltd..................................................  54,165    124,232
*   Coles Group, Ltd............................................  92,869    825,717
#   Collection House, Ltd.......................................  64,782     59,864
    Collins Foods, Ltd..........................................  70,593    371,153
#   Commonwealth Bank of Australia.............................. 139,804  7,347,429
    Computershare, Ltd..........................................  52,776    663,935
#*  Cooper Energy, Ltd.......................................... 474,722    180,609
#   Corporate Travel Management, Ltd............................  21,379    402,267
    Costa Group Holdings, Ltd................................... 112,608    450,771
#   Credit Corp. Group, Ltd.....................................  15,651    263,328
    Crown Resorts, Ltd..........................................  53,618    502,615
*   CSG, Ltd....................................................  68,457      8,677
    CSL, Ltd....................................................  25,295  3,547,922
    CSR, Ltd.................................................... 273,453    686,941
    Data#3, Ltd.................................................  37,256     46,793
    Decmil Group, Ltd...........................................  82,434     54,959
#   Dicker Data, Ltd............................................   7,721     23,028
#   Domain Holdings Australia, Ltd.............................. 101,692    193,841
#   Domino's Pizza Enterprises, Ltd.............................  18,521    561,433
    Downer EDI, Ltd............................................. 206,294  1,126,342
    DuluxGroup, Ltd............................................. 124,313    854,616
    DWS, Ltd....................................................  41,130     29,585
#   Eclipx Group, Ltd...........................................  95,360     68,277
    Elders, Ltd.................................................  73,777    314,437
*   Electro Optic Systems Holdings, Ltd.........................   5,166     10,063
#   EQT Holdings, Ltd...........................................     902     17,369
    ERM Power, Ltd..............................................  46,673     57,379
    Estia Health, Ltd...........................................  82,833    168,819
    EVENT Hospitality and Entertainment, Ltd....................  47,725    440,927
    Evolution Mining, Ltd....................................... 623,109  1,404,598
*   FAR, Ltd.................................................... 687,555     27,097
#   Fleetwood Corp., Ltd........................................  14,775     20,276
    FlexiGroup, Ltd............................................. 131,500    129,515
    Flight Centre Travel Group, Ltd.............................  15,179    411,186
    Fortescue Metals Group, Ltd................................. 744,986  3,764,568
    Freedom Foods Group, Ltd....................................     933      3,415
    G8 Education, Ltd........................................... 161,883    348,163

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
#*  Galaxy Resources, Ltd.......................................  51,894 $   53,556
*   Galilee Energy, Ltd.........................................  46,076     16,899
    GBST Holdings, Ltd..........................................  13,341     23,926
#   Genworth Mortgage Insurance Australia, Ltd.................. 110,912    187,055
#*  Gold Road Resources, Ltd.................................... 141,107     93,187
    GrainCorp, Ltd., Class A....................................  98,005    621,520
    Grange Resources, Ltd....................................... 238,429     44,638
*   Greenland Minerals, Ltd..................................... 177,454      9,165
    GUD Holdings, Ltd...........................................  30,761    256,331
    GWA Group, Ltd.............................................. 126,795    301,143
    Hansen Technologies, Ltd....................................  83,191    176,686
#   Harvey Norman Holdings, Ltd................................. 215,333    633,107
    Healius, Ltd................................................ 226,416    497,740
#   Healthscope, Ltd............................................ 680,883  1,176,384
    Helloworld Travel, Ltd......................................   2,497      7,769
*   Horizon Oil, Ltd............................................ 249,894     21,055
#   HT&E, Ltd................................................... 110,555    134,874
    Huon Aquaculture Group, Ltd.................................   5,000     16,662
    IDP Education, Ltd..........................................  42,197    464,361
    Iluka Resources, Ltd........................................ 167,158  1,020,032
    Imdex, Ltd.................................................. 130,607     95,813
#   IMF Bentham, Ltd............................................  55,213    107,608
    Incitec Pivot, Ltd.......................................... 440,969  1,047,920
    Independence Group NL....................................... 178,120    561,538
    Infigen Energy.............................................. 289,039     93,835
    Infomedia, Ltd..............................................  95,340    120,373
#   Inghams Group, Ltd..........................................  79,450    249,312
    Insurance Australia Group, Ltd.............................. 232,688  1,292,921
    Integral Diagnostics, Ltd...................................  15,537     33,560
#   Integrated Research, Ltd....................................  23,869     41,809
#   InvoCare, Ltd...............................................  39,793    429,362
    IOOF Holdings, Ltd..........................................  71,188    325,868
    IPH, Ltd....................................................  80,644    405,706
    IRESS, Ltd..................................................  39,688    401,146
#*  iSelect, Ltd................................................  40,661     17,206
    iSentia Group, Ltd..........................................  55,501      8,430
    IVE Group, Ltd..............................................  58,367     89,706
    James Hardie Industries P.L.C...............................  38,047    517,640
    James Hardie Industries P.L.C., Sponsored ADR...............   1,045     14,306
    Japara Healthcare, Ltd......................................  63,337     68,782
#   JB Hi-Fi, Ltd...............................................  80,360  1,460,581
    Jumbo Interactive, Ltd......................................  12,500    151,716
#   Jupiter Mines, Ltd.......................................... 342,520     85,839
#*  Karoon Energy, Ltd.......................................... 104,024     70,098
#   Kogan.com, Ltd..............................................   7,421     29,382
    LendLease Group.............................................  69,136    648,314
#   Lifestyle Communities, Ltd..................................   5,731     21,057
#   Link Administration Holdings, Ltd........................... 228,182  1,223,958
    Lovisa Holdings, Ltd........................................   3,979     28,304
*   Lynas Corp., Ltd............................................ 256,220    357,782
    MACA, Ltd................................................... 131,271     95,370
*   Macmahon Holdings, Ltd...................................... 174,200     23,986
    Macquarie Group, Ltd........................................  38,591  3,667,460
    Magellan Financial Group, Ltd...............................  25,549    804,220
*   Mayne Pharma Group, Ltd..................................... 628,119    310,454
#   McMillan Shakespeare, Ltd...................................  32,345    302,507
#   McPherson's, Ltd............................................  66,351     56,111
    Medibank Pvt, Ltd........................................... 452,621    912,196
*   Medusa Mining, Ltd..........................................  85,990     24,256

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
#*  Mesoblast, Ltd..............................................  75,670 $   87,654
#*  Metals X, Ltd............................................... 352,530     69,710
#   Metcash, Ltd................................................ 518,991  1,050,146
    Mineral Resources, Ltd...................................... 106,419  1,170,651
*   MMA Offshore, Ltd........................................... 194,518     23,984
#   MNF Group, Ltd..............................................   6,878     21,570
    Monadelphous Group, Ltd.....................................  34,439    459,920
#   Monash IVF Group, Ltd.......................................  99,353     75,273
    Money3 Corp., Ltd........................................... 112,241    154,524
#   Mortgage Choice, Ltd........................................  52,196     31,293
    Motorcycle Holdings, Ltd....................................   5,907      6,170
    Mount Gibson Iron, Ltd...................................... 317,929    268,038
#*  Myer Holdings, Ltd.......................................... 467,637    234,579
    National Australia Bank, Ltd................................ 274,161  4,895,152
    Navigator Global Investments, Ltd...........................  24,936     70,524
#   Navitas, Ltd................................................  69,111    281,896
#*  NetComm Wireless, Ltd.......................................  32,700     25,093
    New Hope Corp., Ltd......................................... 103,693    196,950
    Newcrest Mining, Ltd........................................  90,179  1,593,032
#*  NEXTDC, Ltd.................................................  31,661    142,685
    nib holdings, Ltd........................................... 157,246    637,460
#   Nick Scali, Ltd.............................................  17,590     78,452
    Nine Entertainment Co. Holdings, Ltd........................ 725,867    894,745
    Northern Star Resources, Ltd................................ 201,590  1,167,317
#   NRW Holdings, Ltd........................................... 209,291    433,764
#   Nufarm, Ltd................................................. 102,300    365,518
    OFX Group, Ltd..............................................  72,450     78,199
    Oil Search, Ltd............................................. 159,308    872,439
    OM Holdings, Ltd............................................  46,008     33,123
#*  Onevue Holdings, Ltd........................................  82,846     28,073
    oOh!media, Ltd.............................................. 105,388    280,481
    Orica, Ltd..................................................  70,409    923,153
    Origin Energy, Ltd.......................................... 255,529  1,327,874
    Orora, Ltd.................................................. 541,216  1,156,482
    OZ Minerals, Ltd............................................ 176,645  1,243,804
    Pacific Current Group, Ltd..................................  14,469     48,237
    Pacific Energy, Ltd.........................................  47,682     21,532
    Pacific Smiles Group, Ltd...................................   7,482      6,751
    Pact Group Holdings, Ltd....................................  71,659    132,904
*   Panoramic Resources, Ltd....................................  47,822     14,194
    Paragon Care, Ltd...........................................  35,207     10,921
    Peet, Ltd................................................... 141,937    101,617
    Pendal Group, Ltd........................................... 164,146  1,057,246
#   Perpetual, Ltd..............................................  28,656    827,295
#*  Perseus Mining, Ltd......................................... 357,210    113,673
#   Pioneer Credit, Ltd.........................................  21,724     38,609
#   Platinum Asset Management, Ltd..............................  79,659    279,948
#*  Praemium, Ltd...............................................  17,729      5,568
    Premier Investments, Ltd....................................  32,888    395,948
*   Prime Media Group, Ltd...................................... 118,942     23,031
    Pro Medicus, Ltd............................................  13,699    197,763
    PWR Holdings, Ltd...........................................   8,840     24,509
    Qantas Airways, Ltd......................................... 114,899    454,508
    QBE Insurance Group, Ltd.................................... 213,082  1,943,531
#   Qube Holdings, Ltd.......................................... 257,663    514,322
*   Ramelius Resources, Ltd..................................... 272,182    144,132
#   Ramsay Health Care, Ltd.....................................  11,905    548,248
#   REA Group, Ltd..............................................   4,818    271,516
    Reckon, Ltd.................................................  16,235      8,064

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
*   Red 5, Ltd.................................................. 291,079 $   21,580
*   Red River Resources, Ltd....................................  95,643     15,548
#   Reece, Ltd..................................................  24,738    180,067
    Regis Healthcare, Ltd.......................................  48,428    115,524
    Regis Resources, Ltd........................................ 297,173  1,005,401
    Reject Shop, Ltd. (The).....................................  13,887     23,015
#   Reliance Worldwide Corp., Ltd...............................  60,573    208,429
    Resolute Mining, Ltd........................................ 316,513    253,164
#*  Retail Food Group, Ltd......................................  39,015      5,770
    Ridley Corp., Ltd...........................................  66,386     64,513
    Rio Tinto, Ltd..............................................  73,033  4,922,595
    Ruralco Holdings, Ltd.......................................  19,619     60,449
    RXP Services, Ltd...........................................  37,518     11,502
    Sandfire Resources NL....................................... 128,155    637,445
    Santos, Ltd................................................. 309,274  1,565,115
*   Saracen Mineral Holdings, Ltd............................... 243,483    480,267
    SeaLink Travel Group, Ltd...................................  15,871     44,871
    Seek, Ltd...................................................  47,451    609,462
    Select Harvests, Ltd........................................  29,179    131,782
    Senetas Corp., Ltd.......................................... 181,279      8,816
*   Senex Energy, Ltd........................................... 623,147    155,843
    Servcorp, Ltd...............................................   7,961     17,307
    Service Stream, Ltd......................................... 159,867    266,069
#   Seven Group Holdings, Ltd...................................  33,649    465,292
*   Seven West Media, Ltd....................................... 640,772    255,726
    SG Fleet Group, Ltd.........................................  25,696     44,407
    Sigma Healthcare, Ltd....................................... 263,993     97,637
    Silver Chef, Ltd............................................   8,530      5,232
#*  Silver Lake Resources, Ltd.................................. 306,707    170,680
    Sims Metal Management, Ltd..................................  66,199    482,181
    SmartGroup Corp., Ltd.......................................  28,813    172,410
    Sonic Healthcare, Ltd.......................................  34,644    626,498
    South32, Ltd., ADR..........................................  10,815    126,752
    South32, Ltd................................................ 595,288  1,405,963
    Southern Cross Media Group, Ltd............................. 336,787    299,167
    Spark Infrastructure Group.................................. 410,969    655,579
    SpeedCast International, Ltd................................ 165,938    453,872
    St Barbara, Ltd............................................. 330,152    745,811
    Star Entertainment Grp, Ltd. (The).......................... 225,612    722,406
    Steadfast Group, Ltd........................................ 246,228    591,958
    Suncorp Group, Ltd.......................................... 165,283  1,546,760
    Sundance Energy Australia, Ltd.............................. 485,277    159,682
#   Super Retail Group, Ltd..................................... 128,700    786,095
*   Superloop, Ltd..............................................  12,716     15,171
    Sydney Airport..............................................  66,669    358,356
#*  Syrah Resources, Ltd........................................  74,829     58,695
    Tabcorp Holdings, Ltd....................................... 304,954  1,029,736
    Tassal Group, Ltd...........................................  77,634    280,359
    Technology One, Ltd.........................................  83,277    516,474
    Telstra Corp., Ltd.......................................... 308,164    733,998
    Telstra Corp., Ltd., ADR....................................     939     11,146
#*  Thorn Group, Ltd............................................ 101,599     31,508
    TPG Telecom, Ltd............................................ 182,249    865,991
    Transurban Group............................................  81,519    771,939
    Treasury Wine Estates, Ltd..................................  24,583    298,184
*   Troy Resources, Ltd.........................................  92,972      5,526
    Villa World, Ltd............................................  56,844     89,910
#*  Village Roadshow, Ltd.......................................  62,441    158,286
*   Virgin Australia Holdings, Ltd.............................. 328,693     41,657

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
AUSTRALIA -- (Continued)
    Virtus Health, Ltd..........................................  42,133 $    118,000
    Vita Group, Ltd.............................................  58,776       71,391
*   Vocus Group, Ltd............................................ 258,894      713,201
    Webjet, Ltd.................................................  16,527      196,413
    Wesfarmers, Ltd.............................................  79,784    2,025,112
#   Western Areas, Ltd..........................................  79,412      126,892
#*  Westgold Resources, Ltd.....................................  51,720       54,184
#   Westpac Banking Corp........................................ 334,539    6,498,888
    Westpac Banking Corp., Sponsored ADR........................   6,839      133,429
#   Whitehaven Coal, Ltd........................................ 367,464    1,089,837
    WiseTech Global, Ltd........................................  22,697      359,392
    Woodside Petroleum, Ltd.....................................  98,547    2,456,750
    Woolworths Group, Ltd.......................................  44,286      994,333
    WorleyParsons, Ltd.......................................... 124,468    1,254,232
    WPP AUNZ, Ltd............................................... 106,881       41,774
*   Xero, Ltd...................................................   2,656      102,156
                                                                         ------------
TOTAL AUSTRALIA.................................................          165,970,605
                                                                         ------------
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG......................................   4,428       99,452
#   ANDRITZ AG..................................................  23,896    1,141,178
    Atrium European Real Estate, Ltd............................  43,710      169,823
    Austria Technologie & Systemtechnik AG......................  15,848      316,272
    CA Immobilien Anlagen AG....................................  18,007      631,658
    DO & CO AG..................................................   2,162      182,733
    Erste Group Bank AG.........................................  47,312    1,893,240
    EVN AG......................................................  15,757      235,745
#   FACC AG.....................................................   5,161       84,837
    Flughafen Wien AG...........................................   2,519      110,692
    IMMOFINANZ AG...............................................  23,203      595,083
    Kapsch TrafficCom AG........................................   1,347       49,859
#   Lenzing AG..................................................   7,129      801,409
    Mayr Melnhof Karton AG......................................   2,109      273,105
#   Oesterreichische Post AG....................................  11,224      437,088
    OMV AG......................................................  29,916    1,604,668
    Palfinger AG................................................   3,950      128,911
#   POLYTEC Holding AG..........................................   4,035       46,652
#   Porr AG.....................................................   2,136       56,910
    Raiffeisen Bank International AG............................  67,230    1,793,176
    Rosenbauer International AG.................................     582       28,930
    S IMMO AG...................................................  18,094      396,121
    Schoeller-Bleckmann Oilfield Equipment AG...................   2,607      243,542
#*  Semperit AG Holding.........................................   1,666       25,818
    Strabag SE..................................................   6,084      204,409
    Telekom Austria AG..........................................  54,154      405,949
    UBM Development AG..........................................   1,151       54,257
    UNIQA Insurance Group AG....................................  55,923      595,972
#   Verbund AG..................................................   6,312      313,436
    Vienna Insurance Group AG Wiener Versicherung Gruppe........  16,655      463,756
    Voestalpine AG..............................................  64,751    2,083,301
    Wienerberger AG.............................................  31,530      724,588
*   Zumtobel Group AG...........................................   4,990       35,955
                                                                         ------------
TOTAL AUSTRIA...................................................           16,228,525
                                                                         ------------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV...................................   9,174    1,478,142
    Ageas.......................................................  50,541    2,670,861
*   AGFA-Gevaert NV............................................. 117,210      507,066

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BELGIUM -- (Continued)
#   Anheuser-Busch InBev SA.....................................  65,232 $ 5,799,590
#   Anheuser-Busch InBev SA/NV, Sponsored ADR...................   1,081      96,144
*   Argenx SE...................................................     101      12,944
    Atenor......................................................     658      49,276
    Banque Nationale de Belgique................................      10      28,504
    Barco NV....................................................   3,435     610,936
#   Bekaert SA..................................................  14,600     399,594
#   bpost SA....................................................  30,722     369,864
    Cie d'Entreprises CFE.......................................   5,331     531,148
    Cie Immobiliere de Belgique SA..............................     615      40,693
#   Colruyt SA..................................................  23,970   1,730,372
    Deceuninck NV...............................................  24,144      61,791
    D'ieteren SA................................................  13,938     577,295
    Econocom Group SA...........................................  39,590     165,163
    Elia System Operator SA.....................................   7,234     488,255
    Euronav NV..................................................  62,884     595,710
*   Euronav NV..................................................   2,500      23,450
    EVS Broadcast Equipment SA..................................   5,263     134,556
*   Exmar NV....................................................  12,003      79,841
    Fagron......................................................  12,433     246,943
*   Galapagos NV................................................   1,829     210,084
    Gimv NV.....................................................   4,792     288,172
#*  Ion Beam Applications.......................................   1,711      30,834
    Jensen-Group NV.............................................     904      34,274
    KBC Group NV................................................  25,706   1,908,307
    Kinepolis Group NV..........................................   5,008     298,204
    Lotus Bakeries NV...........................................      76     199,663
*   MDxHealth...................................................     497         782
#   Melexis NV..................................................   6,483     520,999
#*  Nyrstar NV..................................................  39,070       9,904
#   Ontex Group NV..............................................  32,704     823,308
    Orange Belgium SA...........................................  21,127     443,250
*   Oxurion NV..................................................  11,862      52,959
    Picanol.....................................................     652      53,127
    Proximus SADP...............................................  49,493   1,386,156
    Recticel SA.................................................  25,013     261,565
    Resilux.....................................................     566      94,026
    Sioen Industries NV.........................................   5,480     155,947
    Sipef NV....................................................   1,912     104,709
    Solvay SA...................................................  20,969   2,528,352
    Telenet Group Holding NV....................................  10,896     578,717
    TER Beke SA.................................................     239      37,236
*   Tessenderlo Group SA........................................  13,758     497,522
    UCB SA......................................................  31,682   2,518,052
#   Umicore SA..................................................  29,662   1,151,115
    Van de Velde NV.............................................   1,633      55,177
*   Viohalco SA.................................................   4,480      16,963
                                                                         -----------
TOTAL BELGIUM...................................................          30,957,542
                                                                         -----------
BRAZIL -- (1.6%)
    AES Tiete Energia SA........................................  78,885     217,275
    AES Tiete Energia SA........................................      13           7
    Aliansce Shopping Centers SA................................  31,165     151,013
    Alliar Medicos A Frente SA..................................  16,900      64,607
    Alupar Investimento SA......................................  39,538     235,548
    Ambev SA, ADR...............................................  79,200     373,032
    Ambev SA.................................................... 169,300     797,473
    Anima Holding SA............................................  12,000      61,054
    Arezzo Industria e Comercio SA..............................  13,900     180,791

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
BRAZIL -- (Continued)
    Atacadao S.A................................................  50,600 $  273,576
*   B2W Cia Digital.............................................  24,848    242,390
    B3 SA - Brasil Bolsa Balcao.................................  78,847    692,734
    Banco Bradesco SA, ADR......................................  80,305    727,563
    Banco Bradesco SA...........................................  94,545    747,468
    Banco BTG Pactual SA........................................  45,151    476,486
    Banco do Brasil SA..........................................  81,850  1,037,033
    Banco Santander Brasil SA...................................  35,500    407,502
    BB Seguridade Participacoes SA..............................  69,240    499,024
    BR Malls Participacoes SA................................... 257,240    806,930
    BR Properties SA............................................  34,800     77,657
*   Brasil Brokers Participacoes SA.............................   7,500     10,405
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.......  14,400     56,923
#   Braskem SA, Sponsored ADR...................................   3,700     90,465
*   BRF SA...................................................... 165,097  1,307,353
#*  BRF SA, ADR.................................................   1,200      9,396
    Camil Alimentos S.A.........................................  76,957    135,422
    CCR SA...................................................... 432,287  1,288,780
    Centrais Eletricas Brasileiras SA...........................  28,800    240,178
    Cia Brasileira de Distribuicao..............................   1,600     39,296
    Cia de Locacao das Americas.................................  36,500    381,653
    Cia de Saneamento Basico do Estado de Sao Paulo.............  47,924    574,438
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR........   6,900     82,524
    Cia de Saneamento de Minas Gerais-COPASA....................  23,834    419,409
    Cia de Saneamento do Parana.................................  35,325    706,302
    Cia de Saneamento do Parana.................................   2,600     13,978
#   Cia Energetica de Minas Gerais, Sponsored ADR...............   8,800     32,560
    Cia Energetica de Minas Gerais..............................  31,100    140,149
    Cia Hering..................................................  14,177    115,445
    Cia Paranaense de Energia, Sponsored ADR....................   2,400     25,008
    Cia Paranaense de Energia...................................   7,500     72,856
*   Cia Siderurgica Nacional SA, Sponsored ADR..................  28,200    102,930
*   Cia Siderurgica Nacional SA................................. 465,273  1,725,299
    Cielo SA.................................................... 100,766    197,364
    Construtora Tenda SA........................................  47,388    217,174
*   Cosan Logistica SA..........................................  91,266    338,893
    Cosan SA....................................................  45,940    549,134
    CSU Cardsystem SA...........................................  11,900     20,758
    CVC Brasil Operadora e Agencia de Viagens SA................  47,742    691,456
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..... 131,839    597,816
    Direcional Engenharia SA....................................  45,500     95,616
    Duratex SA.................................................. 170,383    431,921
    EcoRodovias Infraestrutura e Logistica SA...................  79,655    164,750
    EDP - Energias do Brasil SA.................................  81,688    364,785
    Embraer SA.................................................. 164,572    824,308
    Embraer SA, Sponsored ADR...................................   6,200    124,062
    Enauta Participacoes SA.....................................  50,328    171,991
    Energisa SA.................................................  68,004    724,941
*   Eneva SA....................................................  16,343     82,817
    Engie Brasil Energia SA.....................................  33,782    383,301
    Equatorial Energia SA.......................................  56,350  1,179,856
    Estacio Participacoes SA.................................... 138,002    956,592
*   Even Construtora e Incorporadora SA.........................  67,328    111,781
    Ez Tec Empreendimentos e Participacoes SA...................  31,494    173,570
    Fleury SA...................................................  72,842    385,471
    Fras-Le SA..................................................  13,100     16,972
*   Gafisa SA...................................................  21,494     31,683
#   Gerdau SA, Sponsored ADR....................................  32,200    115,276
    Gerdau SA...................................................  36,800    109,055

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
BRAZIL -- (Continued)
    Grendene SA.................................................  28,251 $   52,884
    Guararapes Confeccoes SA....................................   5,400    198,436
    Hapvida Participacoes e Investimentos S.A...................   8,200     63,281
*   Helbor Empreendimentos SA...................................  75,221     24,363
    Hypera SA...................................................  26,100    186,909
    Iguatemi Empresa de Shopping Centers SA.....................  18,045    175,705
    Industrias Romi SA..........................................  18,100     41,498
    Instituto Hermes Pardini SA.................................  20,471    106,503
    International Meal Co. Alimentacao SA, Class A..............  59,000    110,895
    Iochpe-Maxion SA............................................  78,823    399,633
    IRB Brasil Resseguros S/A...................................  23,904    572,438
    Itau Unibanco Holding SA, ADR...............................  88,362    764,331
    Itau Unibanco Holding SA....................................  49,005    366,810
    JBS SA...................................................... 436,847  2,202,562
    JHSF Participacoes SA.......................................  74,600     46,422
    JSL SA......................................................  33,900     87,666
    Kepler Weber SA.............................................  14,600     68,549
    Klabin SA...................................................  34,300    145,209
    Kroton Educacional SA....................................... 206,181    512,679
    Light SA....................................................  35,700    192,926
    Linx SA.....................................................  12,000     98,452
    Localiza Rent a Car SA...................................... 119,181  1,100,291
*   LOG Commercial Properties e Participacoes SA................   9,805     43,861
    Lojas Americanas SA.........................................  11,200     36,561
    Lojas Renner SA............................................. 134,040  1,602,559
    M Dias Branco SA............................................   6,358     67,438
    Magazine Luiza SA...........................................  14,328    698,879
    Mahle-Metal Leve SA.........................................  31,368    192,555
    Marcopolo SA................................................  38,800     29,488
*   Marfrig Global Foods SA.....................................  81,100    151,399
*   Marisa Lojas SA.............................................  34,400     70,623
*   Mills Estruturas e Servicos de Engenharia SA................  61,085     73,375
    Movida Participacoes SA.....................................  18,200     55,652
    MRV Engenharia e Participacoes SA........................... 135,900    502,897
    Multiplan Empreendimentos Imobiliarios SA...................  22,565    137,884
    Natura Cosmeticos SA........................................  70,483    939,030
    Odontoprev SA............................................... 110,274    469,658
    Ouro Fino Saude Animal Participacoes SA.....................   4,900     37,839
*   Paranapanema SA.............................................  94,900     33,883
*   Petro Rio SA................................................  39,375    185,272
    Petrobras Distribuidora S.A.................................  92,033    556,268
    Petroleo Brasileiro SA, Sponsored ADR.......................  42,200    582,360
    Petroleo Brasileiro SA, Sponsored ADR.......................  31,500    479,745
    Petroleo Brasileiro SA...................................... 458,661  3,504,497
    Porto Seguro SA.............................................  94,225  1,300,517
    Portobello SA...............................................  58,137     71,613
    Qualicorp Consultoria e Corretora de Seguros SA............. 142,181    623,680
    Raia Drogasil SA............................................  45,000    793,476
    Restoque Comercio e Confeccoes de Roupas SA.................   5,283     39,756
*   Rumo SA..................................................... 161,523    745,599
    Santos Brasil Participacoes SA..............................  87,300     84,826
*   Sao Carlos Empreendimentos e Participacoes SA...............   6,300     52,218
    Sao Martinho SA............................................. 125,184    609,462
    Ser Educacional SA..........................................  27,270    160,445
    SLC Agricola SA.............................................  37,700    395,162
    Smiles Fidelidade SA........................................  21,100    263,676
    Sonae Sierra Brasil SA......................................   7,800     58,285
*   Springs Global Participacoes SA.............................   9,400     20,593
    Sul America SA.............................................. 220,496  1,754,476

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BRAZIL -- (Continued)
*   Suzano Papel e Celulose SA, Sponsored ADR...................   1,614 $    33,324
    Suzano SA................................................... 118,065   1,226,387
    T4F Entretenimento SA.......................................   5,000       7,625
*   Technos SA..................................................  13,500       7,919
*   Tecnisa SA.................................................. 151,243      50,915
    Tegma Gestao Logistica SA...................................  22,104     138,111
    Telefonica Brasil SA, ADR...................................   3,300      39,270
*   Terra Santa Agro SA.........................................   1,900       6,348
    TIM Participacoes SA, ADR...................................   2,300      34,063
    TIM Participacoes SA........................................ 113,621     338,739
    Transmissora Alianca de Energia Eletrica SA.................  81,932     548,498
    Trisul SA...................................................  24,900      30,862
    Tupy SA.....................................................  39,800     177,629
    Ultrapar Participacoes SA...................................  71,618     383,560
    Ultrapar Participacoes SA, Sponsored ADR....................   1,200       6,432
    Unipar Carbocloro SA........................................   6,100      59,894
    Usinas Siderurgicas de Minas Gerais SA......................  12,800      34,472
    Vale SA, Sponsored ADR......................................  24,097     307,965
    Vale SA..................................................... 471,732   6,027,332
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e...............................................
    Identificacao S.A...........................................  39,432     178,500
    Via Varejo SA............................................... 249,918     261,321
*   Vulcabras Azaleia SA........................................  52,500      82,745
    WEG SA......................................................  15,534      73,607
    Wiz Solucoes e Corretagem de Seguros SA.....................  20,500      42,818
                                                                         -----------
TOTAL BRAZIL....................................................          59,743,560
                                                                         -----------
CANADA -- (6.1%)
*   5N Plus, Inc................................................  22,100      60,211
    Absolute Software Corp......................................  12,073      80,204
#   Acadian Timber Corp.........................................   4,133      51,520
*   Advantage Oil & Gas, Ltd....................................  73,229     121,347
    Aecon Group, Inc............................................  26,456     378,169
*   Aeterna Zentaris, Inc.......................................   2,600      10,325
#*  Africa Oil Corp.............................................  64,590      58,819
#   AG Growth International, Inc................................   4,598     200,813
    AGF Management, Ltd., Class B...............................  35,700     147,629
#   Agnico Eagle Mines, Ltd.....................................  32,983   1,365,826
*   Aimia, Inc..................................................  54,178     169,445
*   Air Canada..................................................  39,412     946,100
    AirBoss of America Corp.....................................   9,083      64,138
    AKITA Drilling, Ltd., Class A...............................   2,524       6,048
*   Alacer Gold Corp............................................ 128,506     340,521
    Alamos Gold, Inc., Class A.................................. 121,534     564,261
#   Alamos Gold, Inc., Class A..................................   3,100      14,415
#   Alaris Royalty Corp.........................................  22,846     309,172
#   Alcanna, Inc................................................  12,048      47,214
#*  Alexco Resource Corp........................................  15,300      16,103
    Algonquin Power & Utilities Corp............................  70,853     808,645
    Alimentation Couche-Tard, Inc., Class B.....................  27,039   1,594,245
#*  Alio Gold, Inc..............................................  17,002      11,803
#   AltaGas, Ltd................................................  19,883     264,325
    Altius Minerals Corp........................................  14,600     139,385
    Altus Group, Ltd............................................  12,866     259,875
#*  Americas Silver Corp........................................   3,200       5,757
*   Amerigo Resources, Ltd......................................  77,600      48,076
    Andrew Peller, Ltd., Class A................................  10,400     102,548
#   ARC Resources, Ltd.......................................... 251,240   1,595,919
*   Argonaut Gold, Inc..........................................  65,554      84,652

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
*   Aritzia, Inc................................................  19,544 $  283,451
*   Asanko Gold, Inc............................................  42,200     27,405
    Atco, Ltd., Class I.........................................  13,042    447,324
#*  Athabasca Oil Corp.......................................... 187,300    139,807
*   ATS Automation Tooling Systems, Inc.........................   9,191    147,158
#*  Aurora Cannabis, Inc........................................  66,307    602,341
#   AutoCanada, Inc.............................................  10,001     88,611
*   B2Gold Corp................................................. 634,770  1,724,687
#   Badger Daylighting, Ltd.....................................  12,272    413,952
    Bank of Montreal............................................  16,100  1,271,704
    Bank of Montreal............................................  92,353  7,293,116
    Bank of Nova Scotia (The)...................................   7,000    385,504
    Bank of Nova Scotia (The)...................................  94,722  5,215,393
    Barrick Gold Corp........................................... 414,532  5,269,448
    Barrick Gold Corp...........................................  16,901    214,981
    Barrick Gold Corp...........................................  21,840    242,475
*   Bausch Health Cos., Inc.....................................   4,180     96,516
*   Bausch Health Cos., Inc..................................... 118,343  2,733,099
*   Baytex Energy Corp.......................................... 236,115    479,386
*   Baytex Energy Corp..........................................  18,982     38,533
    BCE, Inc....................................................   3,587    160,469
    BCE, Inc....................................................   6,295    281,638
#*  Bellatrix Exploration, Ltd..................................  23,454      4,552
    Birchcliff Energy, Ltd...................................... 113,815    297,345
    Bird Construction, Inc......................................   6,688     39,538
*   Black Diamond Group, Ltd....................................  21,800     42,959
*   BlackBerry, Ltd............................................. 123,889  1,136,520
#*  BlackBerry, Ltd.............................................   2,366     21,720
#   BMTC Group, Inc.............................................   1,900     19,089
#*  Bombardier, Inc., Class A...................................  23,619     41,960
*   Bombardier, Inc., Class B................................... 225,319    385,146
#   Bonavista Energy Corp....................................... 111,210     87,162
#   Bonterra Energy Corp........................................  12,185     60,848
#   Boralex, Inc., Class A......................................  36,589    499,524
    Brookfield Asset Management, Inc., Class A..................  36,434  1,755,754
    Brookfield Real Estate Services, Inc........................   1,900     24,436
    BRP, Inc....................................................   6,418    199,482
#*  BSM Technologies, Inc.......................................  11,200     11,620
    CAE, Inc....................................................  41,044    954,640
    CAE, Inc....................................................  14,430    336,075
#*  Calfrac Well Services, Ltd..................................  56,260    131,443
    Calian Group, Ltd...........................................   4,000    103,426
    Cameco Corp.................................................  88,151    972,510
    Cameco Corp.................................................  24,003    264,993
    Canaccord Genuity Group, Inc................................  53,987    230,101
*   Canacol Energy, Ltd.........................................  54,484    162,675
#*  Canada Goose Holdings, Inc..................................   6,000    320,400
#*  Canada Goose Holdings, Inc..................................     527     28,137
    Canadian Imperial Bank of Commerce..........................   2,500    210,514
    Canadian Imperial Bank of Commerce..........................  51,431  4,331,519
    Canadian National Railway Co................................   7,000    650,205
    Canadian National Railway Co................................  28,643  2,657,498
    Canadian Natural Resources, Ltd.............................  78,963  2,370,599
    Canadian Natural Resources, Ltd............................. 142,982  4,286,600
    Canadian Pacific Railway, Ltd...............................   1,000    224,058
    Canadian Pacific Railway, Ltd...............................   5,312  1,190,260
#   Canadian Tire Corp., Ltd., Class A..........................   9,000    990,625
    Canadian Utilities, Ltd., Class A...........................   8,900    245,336
    Canadian Utilities, Ltd., Class B...........................     900     24,823

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   Canadian Western Bank.......................................  45,924 $1,029,751
*   Canfor Corp.................................................  49,038    512,818
    Canfor Pulp Products, Inc...................................  22,990    251,745
#*  Canopy Growth Corp..........................................   2,800    141,432
#   CanWel Building Materials Group, Ltd........................  25,312     91,635
    Capital Power Corp..........................................  27,586    621,854
#*  Capstone Mining Corp........................................ 190,417     93,808
#   Cardinal Energy, Ltd........................................  41,298     96,178
    Cargojet, Inc...............................................   1,100     64,496
    Cascades, Inc...............................................  50,702    303,902
    CCL Industries, Inc., Class B...............................  13,100    558,830
*   Celestica, Inc..............................................  10,045     71,621
*   Celestica, Inc..............................................  43,444    309,689
    Cenovus Energy, Inc......................................... 117,335  1,163,103
    Cenovus Energy, Inc.........................................  60,391    598,475
*   Centerra Gold, Inc..........................................  95,560    486,467
    Cervus Equipment Corp.......................................   2,200     21,759
#   CES Energy Solutions Corp...................................  82,567    160,857
*   CGI, Inc....................................................  12,681    910,876
*   CGI, Inc....................................................   8,000    575,830
#   Chesswood Group, Ltd........................................   4,500     34,530
*   China Gold International Resources Corp., Ltd...............  94,140    122,972
    CI Financial Corp...........................................  62,496    898,931
#   Cineplex, Inc...............................................  36,288    693,960
    Clearwater Seafoods, Inc....................................  15,557     58,410
    Cogeco Communications, Inc..................................  13,212    877,414
    Cogeco, Inc.................................................  11,573    710,949
    Colliers International Group, Inc...........................   2,100    134,932
    Colliers International Group, Inc...........................  10,823    696,785
    Computer Modelling Group, Ltd...............................  24,077    106,034
#*  Conifex Timber, Inc.........................................   2,500      2,613
    Constellation Software, Inc.................................   2,200  1,941,147
#*  Continental Gold, Inc.......................................  58,080    117,920
#*  Copper Mountain Mining Corp.................................  96,400     75,554
    Corby Spirit and Wine, Ltd..................................   3,100     41,281
#   Corus Entertainment, Inc., Class B..........................  81,505    463,587
    Cott Corp...................................................  16,909    262,259
    Cott Corp...................................................  56,131    869,806
#   Crescent Point Energy Corp.................................. 150,009    577,776
    Crescent Point Energy Corp..................................  28,949    112,322
#*  Crew Energy, Inc............................................  52,989     44,695
*   CRH Medical Corp............................................  34,060    103,728
*   Delphi Energy Corp.......................................... 119,363     26,729
#*  Denison Mines Corp.......................................... 244,574    133,268
*   Descartes Systems Group, Inc. (The).........................   2,799    111,904
*   Detour Gold Corp............................................  77,642    689,662
#   DHX Media, Ltd..............................................  33,244     46,155
*   DIRTT Environmental Solutions...............................   5,600     38,582
    Dollarama, Inc..............................................  27,000    810,988
    Dorel Industries, Inc., Class B.............................  11,212     98,671
    DREAM Unlimited Corp., Class A..............................  20,400    113,900
*   Dundee Precious Metals, Inc.................................  52,044    163,548
    ECN Capital Corp............................................ 150,915    483,261
    E-L Financial Corp., Ltd....................................     100     60,088
#*  Eldorado Gold Corp..........................................  54,424    226,685
#   Element Fleet Management Corp............................... 208,383  1,292,575
#   Emera, Inc..................................................   3,700    138,947
    Empire Co., Ltd., Class A...................................  43,989    978,482
    Enbridge, Inc...............................................  30,409  1,123,329

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Enbridge, Inc...............................................  42,848 $1,582,805
    Encana Corp................................................. 187,621  1,299,636
    Encana Corp.................................................  30,117    208,711
#*  Endeavour Mining Corp.......................................  22,562    320,312
#*  Endeavour Silver Corp.......................................  14,200     30,950
    Enerflex, Ltd...............................................  38,554    533,258
*   Energy Fuels, Inc...........................................  35,300    105,660
    Enerplus Corp............................................... 168,082  1,538,169
    Enerplus Corp...............................................  20,845    190,732
    Enghouse Systems, Ltd.......................................  14,122    345,223
    Ensign Energy Services, Inc.................................  61,242    257,365
*   Epsilon Energy, Ltd.........................................   2,040      8,507
#   Equitable Group, Inc........................................   5,340    291,095
*   Essential Energy Services Trust.............................  80,200     22,150
    Evertz Technologies, Ltd....................................   7,700     97,479
#   Exchange Income Corp........................................   7,900    209,338
    Exco Technologies, Ltd......................................  16,900    118,200
#   Extendicare, Inc............................................  26,861    163,809
    Fairfax Financial Holdings, Ltd.............................   5,370  2,560,861
    Fiera Capital Corp..........................................  13,000    120,908
    Finning International, Inc..................................  47,344    849,909
    Firm Capital Mortgage Investment Corp.......................  12,344    123,099
    First Capital Realty, Inc...................................  29,071    463,287
#*  First Majestic Silver Corp..................................  44,802    275,226
*   First Majestic Silver Corp..................................   3,500     21,490
    First National Financial Corp...............................   5,100    122,427
    First Quantum Minerals, Ltd................................. 110,395  1,165,999
    FirstService Corp...........................................   9,837    857,983
    FirstService Corp...........................................   1,700    147,933
#*  Fission Uranium Corp........................................ 126,692     51,066
    Fortis, Inc.................................................  22,492    831,383
    Fortis, Inc.................................................   3,499    129,463
*   Fortuna Silver Mines, Inc................................... 129,937    397,657
    Franco-Nevada Corp..........................................   3,335    239,053
#   Freehold Royalties, Ltd.....................................  43,998    302,143
#   Frontera Energy Corp........................................   3,781     33,670
    Gamehost, Inc...............................................  14,487    110,299
*   GDI Integrated Facility Services, Inc.......................   1,839     33,906
*   Gear Energy, Ltd............................................  99,909     58,915
#   Genworth MI Canada, Inc.....................................  25,279    785,523
    George Weston, Ltd..........................................  18,624  1,390,579
    Gibson Energy, Inc..........................................  31,981    527,327
    Gildan Activewear, Inc......................................   4,400    162,245
    Gildan Activewear, Inc......................................  17,201    634,201
#   Gluskin Sheff + Associates, Inc.............................  11,600    124,771
#   GMP Capital, Inc............................................  24,900     36,987
    goeasy, Ltd.................................................   7,800    282,959
*   Golden Star Resources, Ltd..................................  18,080     74,226
*   Gran Tierra Energy, Inc..................................... 264,330    635,323
*   Great Canadian Gaming Corp..................................  20,008    768,987
#*  Great Panther Mining, Ltd...................................  26,770     23,579
    Great-West Lifeco, Inc......................................  27,200    683,604
    Guardian Capital Group, Ltd., Class A.......................   5,600     98,858
*   Guyana Goldfields, Inc......................................  51,656     35,859
*   Heroux-Devtek, Inc..........................................  11,900    135,015
#   High Arctic Energy Services, Inc............................  10,800     31,198
#   High Liner Foods, Inc.......................................   9,675     54,163
#*  Home Capital Group, Inc.....................................  34,816    492,211
    Horizon North Logistics, Inc................................  59,279    105,310

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Hudbay Minerals, Inc........................................ 174,520 $1,161,990
#   Hudson's Bay Co.............................................  32,950    183,233
    Husky Energy, Inc........................................... 107,577  1,167,550
    Hydro One, Ltd..............................................  14,271    230,944
*   IA Financial Crop., Inc.....................................  36,578  1,456,349
*   IAMGOLD Corp................................................ 254,787    766,434
*   IAMGOLD Corp................................................   6,100     18,483
*   IBI Group, Inc..............................................   5,000     18,624
    IGM Financial, Inc..........................................   8,300    229,230
#*  Imperial Metals Corp........................................  19,440     36,567
    Imperial Oil, Ltd...........................................   4,600    133,636
    Imperial Oil, Ltd...........................................  20,183    586,922
    Information Services Corp...................................   4,900     61,849
    Innergex Renewable Energy, Inc..............................  32,784    346,515
    Intact Financial Corp.......................................   8,005    654,944
#   Inter Pipeline, Ltd.........................................  51,678    841,691
*   Interfor Corp...............................................  45,502    567,204
    Intertape Polymer Group, Inc................................  18,192    252,844
    Invesque, Inc...............................................  10,197     69,951
*   IPL Plastics, Inc...........................................   1,358      9,893
*   Ivanhoe Mines, Ltd., Class A................................ 165,483    402,683
    Jamieson Wellness, Inc......................................   4,811     64,640
#   Just Energy Group, Inc......................................  30,251    110,418
    K-Bro Linen, Inc............................................   1,900     56,204
#*  Kelt Exploration, Ltd.......................................  54,509    225,409
    Keyera Corp.................................................  60,109  1,389,098
*   Kinaxis, Inc................................................   5,508    300,993
    Kinder Morgan Canada, Ltd...................................   2,700     30,210
*   Kinross Gold Corp........................................... 859,539  2,733,176
    Kirkland Lake Gold, Ltd.....................................  64,285  2,078,214
*   Knight Therapeutics, Inc....................................  53,527    291,668
    KP Tissue, Inc..............................................   2,489     15,272
    Labrador Iron Ore Royalty Corp..............................  14,388    332,931
*   Largo Resources, Ltd........................................  49,700     62,695
    Lassonde Industries, Inc., Class A..........................     400     51,205
#   Laurentian Bank of Canada...................................  21,371    677,006
*   Leagold Mining Corp.........................................  20,800     23,910
    Leon's Furniture, Ltd.......................................   8,615     93,371
#   Linamar Corp................................................  30,632  1,161,990
    Loblaw Cos., Ltd............................................  29,200  1,430,467
    Logistec Corp., Class B.....................................     400     12,985
#   Lucara Diamond Corp......................................... 210,133    261,941
*   Lundin Gold, Inc............................................   9,800     38,404
    Lundin Mining Corp.......................................... 383,914  2,060,418
    Magellan Aerospace Corp.....................................   7,228    101,161
    Magna International, Inc....................................  16,104    896,376
    Magna International, Inc....................................  77,693  4,322,839
*   Mainstreet Equity Corp......................................   1,200     46,376
*   Major Drilling Group International, Inc.....................  29,740     91,460
    Manulife Financial Corp.....................................  93,658  1,724,672
    Manulife Financial Corp.....................................  84,536  1,556,308
    Maple Leaf Foods, Inc.......................................  25,200    588,006
*   Marathon Gold Corp..........................................  29,500     17,836
    Martinrea International, Inc................................  60,498    615,502
*   Mav Beauty Brands, Inc......................................   1,583      9,075
    Mediagrif Interactive Technologies, Inc.....................   2,100     15,879
#   Medical Facilities Corp.....................................  29,522    361,395
*   MEG Energy Corp............................................. 107,937    480,185
    Melcor Developments, Ltd....................................     900      9,230

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Methanex Corp...............................................   3,300 $  180,900
    Methanex Corp...............................................  18,465  1,014,098
    Metro, Inc..................................................  21,825    790,104
    Morguard Corp...............................................   1,200    173,555
    Morneau Shepell, Inc........................................  17,811    369,727
#   Mountain Province Diamonds, Inc.............................   3,100      3,240
    MTY Food Group, Inc.........................................   3,860    159,469
    Mullen Group, Ltd...........................................  43,534    325,603
    National Bank of Canada.....................................  93,086  4,434,387
*   New Gold, Inc............................................... 190,542    163,561
    NFI Group, Inc..............................................  38,948    984,965
    Norbord, Inc................................................   7,800    198,653
#   Norbord, Inc................................................  18,684    475,695
    North American Construction Group, Ltd......................  19,257    250,110
    North West Co., Inc. (The)..................................  17,000    359,110
#   Northland Power, Inc........................................  40,555    721,072
    Nutrien, Ltd................................................   8,652    469,250
    Nutrien, Ltd................................................  44,062  2,387,265
*   NuVista Energy, Ltd.........................................  62,611    203,765
#*  Obsidian Energy, Ltd........................................ 185,590     54,027
*   Obsidian Energy, Ltd........................................   4,500      1,327
    OceanaGold Corp............................................. 396,946  1,114,068
    Onex Corp...................................................   9,680    561,493
    Open Text Corp..............................................  21,200    814,959
    Open Text Corp..............................................   9,400    361,430
*   Orla Mining, Ltd............................................  10,500      7,994
#   Osisko Gold Royalties, Ltd..................................  49,534    559,786
#*  Painted Pony Energy, Ltd....................................  41,200     48,590
    Pan American Silver Corp....................................  94,840  1,207,716
    Pan American Silver Corp....................................  14,742    187,366
#*  Paramount Resources, Ltd., Class A..........................  29,332    195,297
*   Parex Resources, Inc........................................ 110,696  1,885,558
#   Park Lawn Corp..............................................   3,420     64,918
#   Parkland Fuel Corp..........................................  42,850  1,320,651
    Pason Systems, Inc..........................................  23,637    351,988
    Pembina Pipeline Corp.......................................  14,047    502,258
    Pembina Pipeline Corp.......................................   3,528    126,161
#*  Pengrowth Energy Corp....................................... 183,268     84,815
#   Peyto Exploration & Development Corp........................  93,005    420,005
*   Photon Control, Inc.........................................   6,900      7,056
*   PHX Energy Services Corp....................................  16,900     41,755
*   Pine Cliff Energy, Ltd......................................  15,000      2,631
    Pivot Technology Solutions, Inc.............................   5,000      4,479
    Pizza Pizza Royalty Corp....................................  11,100     87,163
*   Points International, Ltd...................................     800     10,301
    Polaris Infrastructure, Inc.................................   5,200     42,890
    Pollard Banknote, Ltd.......................................   1,783     29,479
    PrairieSky Royalty, Ltd.....................................  51,531    742,751
*   Precision Drilling Corp..................................... 126,970    311,810
*   Precision Drilling Corp.....................................   7,600     18,544
#*  Premier Gold Mines, Ltd.....................................  87,061    109,176
    Premium Brands Holdings Corp................................  11,928    716,998
*   Pretium Resources, Inc......................................  45,900    348,438
*   Pulse Seismic, Inc..........................................  14,300     25,297
#   Quarterhill, Inc............................................  54,482     60,594
    Quebecor, Inc., Class B.....................................  24,994    623,311
#*  Real Matters, Inc...........................................   7,800     33,187
    Recipe Unlimited Corp.......................................  10,500    211,615
    Reitmans Canada, Ltd., Class A..............................  10,570     26,352

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Restaurant Brands International, Inc........................   9,300 $  606,996
    Richelieu Hardware, Ltd.....................................  14,400    223,680
    Ritchie Bros Auctioneers, Inc...............................   1,600     55,678
    Ritchie Bros Auctioneers, Inc...............................  14,289    497,114
    Rocky Mountain Dealerships, Inc.............................   7,800     53,622
    Rogers Communications, Inc., Class B........................   1,000     50,347
    Rogers Communications, Inc., Class B........................  13,907    699,800
    Rogers Sugar, Inc...........................................  60,500    277,730
*   Roxgold, Inc................................................  94,000     61,044
    Royal Bank of Canada........................................   8,100    645,545
    Royal Bank of Canada........................................  91,254  7,272,031
    Russel Metals, Inc..........................................  45,080    794,124
*   Sabina Gold & Silver Corp...................................  83,900     65,757
*   Sandstorm Gold, Ltd.........................................  61,105    328,855
    Saputo, Inc.................................................  21,500    735,176
#   Savaria Corp................................................   4,000     38,516
#*  Seabridge Gold, Inc.........................................   3,600     43,263
#   Secure Energy Services, Inc.................................  74,804    447,808
*   SEMAFO, Inc................................................. 144,213    383,219
*   Seven Generations Energy, Ltd., Class A..................... 192,612  1,509,611
    Shaw Communications, Inc., Class B..........................  30,715    622,003
    Shaw Communications, Inc., Class B..........................  35,624    721,386
    ShawCor, Ltd................................................  32,243    478,458
*   Shopify, Inc., Class A......................................     573    139,543
#   Sienna Senior Living, Inc...................................   7,896    108,918
#*  Sierra Wireless, Inc........................................   3,500     46,869
*   Sierra Wireless, Inc........................................  11,731    157,195
    Sleep Country Canada Holdings, Inc..........................  11,800    163,652
    SNC-Lavalin Group, Inc......................................  13,266    330,734
*   Solium Capital, Inc.........................................   3,615     51,620
*   Spin Master Corp............................................   4,292    142,661
#   Sprott, Inc.................................................  58,700    131,447
*   SSR Mining, Inc.............................................  52,352    602,573
    Stantec, Inc................................................   6,001    150,283
    Stantec, Inc................................................  12,853    322,353
*   Stars Group, Inc. (The).....................................  12,100    228,326
#*  Stars Group, Inc. (The).....................................  25,060    473,383
#   Stella-Jones, Inc...........................................  11,485    392,206
#*  STEP Energy Services, Ltd...................................  17,900     30,998
#*  Stornoway Diamond Corp...................................... 126,700      6,384
#   Stuart Olson, Inc...........................................   7,300     25,283
    Sun Life Financial, Inc.....................................   6,500    270,053
    Sun Life Financial, Inc.....................................  46,485  1,930,522
    Suncor Energy, Inc..........................................  97,806  3,225,395
    Suncor Energy, Inc.......................................... 177,627  5,861,691
*   SunOpta, Inc................................................  18,145     64,334
    Superior Plus Corp..........................................  81,148    707,478
#   Supremex, Inc...............................................   7,600     17,473
#   Surge Energy, Inc........................................... 125,549    135,886
*   Tamarack Valley Energy, Ltd................................. 144,113    294,745
*   Taseko Mines, Ltd...........................................  90,127     63,238
    Teck Resources, Ltd., Class B...............................  56,787  1,342,847
    Teck Resources, Ltd., Class B............................... 141,284  3,341,367
    TELUS Corp..................................................   3,501    128,913
*   Teranga Gold Corp...........................................  35,492     86,101
#*  Tervita Corp................................................   4,621     22,109
    TFI International, Inc......................................  60,751  1,995,256
#   Thomson Reuters Corp........................................   8,831    546,109
    Tidewater Midstream and Infrastructure, Ltd.................  87,843    100,976

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
CANADA -- (Continued)
#   Timbercreek Financial Corp..................................    32,114 $    223,889
#*  TMAC Resources, Inc.........................................     3,600       10,426
    TMX Group, Ltd..............................................    13,144      838,461
    TORC Oil & Gas, Ltd.........................................    67,615      242,257
*   Torex Gold Resources, Inc...................................    34,872      333,441
    Toromont Industries, Ltd....................................    17,873      929,471
    Toronto-Dominion Bank (The).................................    18,100    1,032,471
    Toronto-Dominion Bank (The).................................    92,225    5,254,058
    Torstar Corp., Class B......................................    13,300        6,949
    Total Energy Services, Inc..................................    20,525      150,142
    Tourmaline Oil Corp.........................................    86,224    1,289,144
    TransAlta Corp..............................................   170,598    1,151,158
    TransAlta Corp..............................................     8,000       53,840
    TransAlta Renewables, Inc...................................    34,978      362,129
    TransCanada Corp............................................     9,372      447,298
    TransCanada Corp............................................    12,060      575,986
    Transcontinental, Inc., Class A.............................    48,608      584,152
    TransGlobe Energy Corp......................................    36,500       71,382
#*  Trevali Mining Corp.........................................   218,560       57,099
#*  Trican Well Service, Ltd....................................   126,474      133,111
    Tricon Capital Group, Inc...................................    35,047      278,608
*   Trisura Group, Ltd..........................................     2,249       47,836
*   Trisura Group, Ltd..........................................        61        1,314
*   Turquoise Hill Resources, Ltd...............................   140,352      209,527
*   Turquoise Hill Resources, Ltd...............................     7,000       10,500
#   Uni-Select, Inc.............................................    16,616      177,360
#   Valener, Inc................................................    11,419      223,061
#   Vermilion Energy, Inc.......................................    40,028    1,022,137
    Vermilion Energy, Inc.......................................    17,889      457,243
    VersaBank...................................................     2,000       11,197
    Wajax Corp..................................................    14,444      171,318
    Waste Connections, Inc......................................     2,045      189,684
    Waste Connections, Inc......................................     2,961      274,837
*   Wesdome Gold Mines, Ltd.....................................    36,800      116,193
    West Fraser Timber Co., Ltd.................................    32,693    1,683,090
*   Western Energy Services Corp................................    39,186       10,164
#   Western Forest Products, Inc................................   250,792      351,936
#   WestJet Airlines, Ltd.......................................       700        9,881
#   Westshore Terminals Investment Corp.........................    33,332      522,982
    Wheaton Precious Metals Corp................................    12,524      270,916
    Wheaton Precious Metals Corp................................    20,537      445,242
    Whitecap Resources, Inc.....................................   189,162      761,053
    Winpak, Ltd.................................................    10,700      352,540
    WSP Global, Inc.............................................    10,865      586,679
    Yamana Gold, Inc............................................   349,132      766,178
    Yamana Gold, Inc............................................     3,700        8,103
*   Yangarra Resources, Ltd.....................................    55,682      128,845
#*  Yellow Pages, Ltd...........................................     7,290       37,873
                                                                           ------------
TOTAL CANADA....................................................            233,240,175
                                                                           ------------
CHILE -- (0.3%)
    AES Gener SA................................................   841,606      228,624
    Aguas Andinas SA, Class A...................................   419,596      241,604
    Banco de Chile..............................................   213,351       31,302
    Banco de Chile, ADR.........................................     3,235       95,104
    Banco de Credito e Inversiones SA...........................     7,484      498,300
    Banco Santander Chile, ADR..................................     3,900      109,200
    Banco Santander Chile....................................... 3,729,477      262,104
    Besalco SA..................................................   135,688      124,209

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHILE -- (Continued)
    CAP SA......................................................     43,014 $   491,425
    Cencosud SA.................................................    163,282     309,785
    Cia Cervecerias Unidas SA...................................     49,253     680,656
    Cia Cervecerias Unidas SA, Sponsored ADR....................      1,300      35,802
*   Cia Sud Americana de Vapores SA.............................  8,046,421     256,849
*   Clinica Las Condes SA.......................................        365      22,338
    Colbun SA...................................................  1,072,013     239,632
    Embotelladora Andina SA, ADR, Class B.......................      1,917      40,640
    Empresa Nacional de Telecomunicaciones SA...................     66,171     692,954
    Empresas CMPC SA............................................    154,312     519,416
    Empresas COPEC SA...........................................     21,299     267,299
    Empresas Hites SA...........................................     18,149      11,589
*   Empresas La Polar SA........................................    784,336      29,646
    Enel Americas SA, ADR.......................................     63,894     558,433
    Enel Americas SA............................................  1,481,184     259,912
    Enel Chile SA, ADR..........................................     29,101     146,380
    Enel Chile SA...............................................  1,250,268     125,987
    Engie Energia Chile SA......................................    112,237     215,260
    Forus SA....................................................      8,525      22,304
    Grupo Security SA...........................................    269,389     109,577
    Hortifrut SA................................................      2,712       7,608
    Inversiones Aguas Metropolitanas SA.........................    251,240     387,599
    Inversiones La Construccion SA..............................     14,953     261,374
    Itau CorpBanca.............................................. 40,249,941     359,534
    Itau CorpBanca, ADR.........................................        900      11,992
    Latam Airlines Group SA, Sponsored ADR......................     31,409     308,436
    Latam Airlines Group SA.....................................     25,759     255,460
    Masisa SA...................................................    799,803      57,650
    Multiexport Foods SA........................................    147,225      84,774
    Parque Arauco SA............................................    144,949     400,199
    PAZ Corp. SA................................................     29,524      43,591
    Ripley Corp. SA.............................................    299,359     257,821
    SACI Falabella..............................................     31,001     228,853
    Salfacorp SA................................................    149,065     195,217
    Sigdo Koppers SA............................................      7,298      13,824
*   SMU SA......................................................    125,062      33,052
    Sociedad Matriz SAAM SA.....................................  1,440,321     138,758
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR........      3,935     140,243
    SONDA SA....................................................    247,162     385,577
    Vina Concha y Toro SA.......................................     98,908     208,243
                                                                            -----------
TOTAL CHILE.....................................................             10,406,136
                                                                            -----------
CHINA -- (7.9%)
*   21Vianet Group, Inc., ADR...................................     23,417     184,058
#   361 Degrees International, Ltd..............................    302,000      66,476
    3SBio, Inc..................................................    305,000     563,919
#*  500.com, Ltd., ADR, Class A.................................      1,995      25,416
*   51job, Inc., ADR............................................      2,100     193,914
*   58.com, Inc., ADR...........................................      5,909     424,207
*   A8 New Media Group, Ltd.....................................    292,000       9,911
    AAC Technologies Holdings, Inc..............................    265,000   1,721,482
    Acorn International, Inc., ADR..............................        100       3,002
    Agile Group Holdings, Ltd...................................  1,090,000   1,646,742
    Agricultural Bank of China, Ltd., Class H...................  2,912,000   1,345,885
    Air China, Ltd., Class H....................................    424,000     505,696
    Ajisen China Holdings, Ltd..................................    255,000     108,512
    AKM Industrial Co., Ltd.....................................    100,000      17,502
*   Alibaba Group Holding, Ltd., Sponsored ADR..................     33,127   6,147,377
*   Alibaba Health Information Technology, Ltd..................     44,000      52,702

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
*   Alibaba Pictures Group, Ltd................................. 3,450,000 $  775,433
*   Aluminum Corp. of China, Ltd., ADR..........................     2,000     19,240
*   Aluminum Corp. of China, Ltd., Class H...................... 1,920,000    746,815
    AMVIG Holdings, Ltd.........................................    54,000     13,084
    Angang Steel Co., Ltd., Class H.............................   536,000    360,655
    Anhui Conch Cement Co., Ltd., Class H.......................   326,500  1,992,896
    Anhui Expressway Co., Ltd., Class H.........................   138,000     93,301
    ANTA Sports Products, Ltd...................................   197,000  1,385,527
*   Anton Oilfield Services Group...............................   980,000    135,124
*   Aowei Holdings, Ltd.........................................   114,000     22,660
    APT Satellite Holdings, Ltd.................................   134,750     60,536
#   Asia Cement China Holdings Corp.............................   255,500    303,353
*   Asia Television Holdings, Ltd...............................   618,000     18,002
    Ausnutria Dairy Corp., Ltd..................................   234,000    377,105
#*  AVIC International Holding HK, Ltd.......................... 1,270,866     40,595
    AVIC International Holdings, Ltd., Class H..................   160,000    101,095
    AviChina Industry & Technology Co., Ltd., Class H........... 1,239,000    729,091
    BAIC Motor Corp., Ltd., Class H............................. 1,219,500    856,050
*   Baidu, Inc., Sponsored ADR..................................     8,046  1,337,487
    BAIOO Family Interactive, Ltd...............................     6,000        389
    Bank of China, Ltd., Class H................................ 8,924,000  4,261,254
    Bank of Chongqing Co., Ltd., Class H........................   235,000    152,608
    Bank of Communications Co., Ltd., Class H...................   828,000    698,357
#*  Bank of Zhengzhou Co., Ltd., Class H........................    92,000     37,527
*   Baoye Group Co., Ltd., Class H..............................    78,000     53,371
#*  Baozun, Inc., Sponsored ADR.................................     3,569    173,096
    BBI Life Sciences Corp......................................    27,000      8,131
    BBMG Corp., Class H......................................... 1,326,000    467,049
    Beijing Capital International Airport Co., Ltd., Class H....   786,000    699,685
#   Beijing Capital Land, Ltd., Class H.........................   418,000    175,334
*   Beijing Enterprises Clean Energy Group, Ltd................. 9,445,714    151,864
    Beijing Enterprises Holdings, Ltd...........................   146,000    777,935
*   Beijing Enterprises Medical & Health Group, Ltd............. 1,836,000     56,646
    Beijing Enterprises Water Group, Ltd........................ 1,414,000    877,378
#*  Beijing Gas Blue Sky Holdings, Ltd..........................   984,000     32,672
    Beijing Jingneng Clean Energy Co., Ltd., Class H............   466,000     93,395
    Beijing North Star Co., Ltd., Class H.......................   312,000    123,826
*   Beijing Properties Holdings, Ltd............................   670,000     20,665
#   Beijing Urban Construction Design & Development Group Co.,
      Ltd., Class H.............................................    98,000     34,113
#   Best Pacific International Holdings, Ltd....................   180,000     67,683
    BII Railway Transportation Technology Holdings Co., Ltd.....   104,000      9,541
#*  Bitauto Holdings, Ltd., ADR.................................    11,496    147,609
    Bosideng International Holdings, Ltd........................ 1,254,000    345,206
#*  Boyaa Interactive International, Ltd........................   168,000     44,622
    Brilliance China Automotive Holdings, Ltd................... 1,350,000  1,487,087
#   BYD Co., Ltd., Class H......................................   151,500  1,033,785
    BYD Electronic International Co., Ltd.......................   504,500    904,464
    C C Land Holdings, Ltd......................................   712,499    164,486
#*  C.banner International Holdings, Ltd........................   233,000     11,735
    Cabbeen Fashion, Ltd........................................   101,000     29,989
#   Canvest Environmental Protection Group Co., Ltd.............   166,000     80,589
*   Capital Environment Holdings, Ltd........................... 1,420,000     35,793
#*  CAR, Inc....................................................   505,000    409,028
#*  Carnival Group International Holdings, Ltd.................. 3,400,000     20,803
    Carrianna Group Holdings Co., Ltd...........................   214,000     24,573
    Central China Real Estate, Ltd..............................   302,000    150,409
#   Central China Securities Co., Ltd., Class H.................   196,000     50,536
*   Century Sunshine Group Holdings, Ltd........................   235,000      6,449

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
*   CGN Meiya Power Holdings Co., Ltd...........................    866,000 $   129,859
    CGN Power Co., Ltd., Class H................................    389,000     102,632
    Changshouhua Food Co., Ltd..................................     30,000      12,697
*   Changyou.com, Ltd., ADR.....................................      3,438      66,869
#   Chaowei Power Holdings, Ltd.................................    372,000     171,226
*   Cheetah Mobile, Inc., ADR...................................      8,167      51,452
*   Chiho Environmental Group, Ltd..............................     92,000      13,144
    China Aerospace International Holdings, Ltd.................    876,000      60,432
    China Agri-Industries Holdings, Ltd.........................  1,011,000     325,875
#   China Aircraft Leasing Group Holdings, Ltd..................     63,500      72,876
    China All Access Holdings, Ltd..............................    370,000      21,956
*   China Animal Healthcare, Ltd................................     42,000       2,677
#   China Animation Characters Co., Ltd.........................    173,000      49,969
#   China Aoyuan Group, Ltd.....................................    702,000     852,108
#*  China Beidahuang Industry Group Holdings, Ltd...............    440,000      12,769
    China BlueChemical, Ltd., Class H...........................    730,000     248,815
*   China Chengtong Development Group, Ltd......................    788,000      28,160
    China Cinda Asset Management Co., Ltd., Class H.............  1,985,000     529,379
    China CITIC Bank Corp., Ltd., Class H.......................  1,225,000     786,037
    China Coal Energy Co., Ltd., Class H........................    666,000     294,012
    China Communications Construction Co., Ltd., Class H........    904,000     870,716
    China Communications Services Corp., Ltd., Class H..........    734,000     591,996
    China Conch Venture Holdings, Ltd...........................    375,500   1,269,281
    China Construction Bank Corp., Class H...................... 12,926,000  11,395,112
    China Datang Corp. Renewable Power Co., Ltd., Class H.......    865,000      99,162
#*  China Daye Non-Ferrous Metals Mining, Ltd...................  1,212,000       8,215
*   China Distance Education Holdings, Ltd., ADR................      8,986      58,499
    China Dongxiang Group Co., Ltd..............................  1,499,000     221,874
#*  China Dynamics Holdings, Ltd................................  1,210,000      19,458
    China Eastern Airlines Corp., Ltd., Class H.................    650,000     461,894
    China Electronics Huada Technology Co., Ltd.................    152,000      14,557
    China Electronics Optics Valley Union Holding Co., Ltd......    824,000      61,097
#*  China Energine International Holdings, Ltd..................    300,000       8,300
    China Energy Engineering Corp., Ltd., Class H...............    726,000      87,015
    China Everbright Bank Co., Ltd., Class H....................    439,000     216,831
    China Everbright Greentech Ltd..............................    128,000      94,115
    China Everbright International, Ltd.........................    539,111     528,621
    China Everbright Water, Ltd.................................     52,000      16,860
    China Everbright, Ltd.......................................    412,000     751,100
#   China Evergrande Group......................................  1,120,000   3,591,797
    China Fiber Optic Network System Group, Ltd.................    310,000       8,298
    China Financial Services Holdings, Ltd......................    392,000      25,975
    China Flavors & Fragrances Co., Ltd.........................    130,000      36,824
    China Foods, Ltd............................................    576,000     225,800
    China Galaxy Securities Co., Ltd., Class H..................    868,000     568,753
    China Gas Holdings, Ltd.....................................    428,000   1,380,609
*   China Glass Holdings, Ltd...................................    202,000      16,505
#   China Goldjoy Group, Ltd....................................    480,000      19,304
#*  China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
      Class A...................................................    484,000     285,444
*   China Greenfresh Group Co., Ltd.............................    196,000      21,501
#   China Greenland Broad Greenstate Group Co., Ltd.............    160,000      11,817
    China Hanking Holdings, Ltd.................................    274,000      34,912
#   China Harmony New Energy Auto Holding, Ltd..................    462,500     164,226
#   China High Speed Transmission Equipment Group Co., Ltd......    167,000     126,599
    China Hongqiao Group, Ltd...................................    501,000     412,999
    China Huarong Asset Management Co., Ltd., Class H...........  5,528,000   1,185,526
*   China Huishan Dairy Holdings Co., Ltd.......................    188,002       7,549
*   China Huiyuan Juice Group, Ltd..............................    385,000      18,590
#   China International Capital Corp., Ltd., Class H............    200,400     431,033

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................   171,500 $  216,311
    China Jinmao Holdings Group, Ltd............................ 2,080,000  1,348,611
    China Lesso Group Holdings, Ltd.............................   742,000    525,429
    China Life Insurance Co., Ltd., ADR.........................     7,800    110,448
    China Life Insurance Co., Ltd., Class H.....................   175,000    497,282
    China Lilang, Ltd...........................................   281,000    293,135
#*  China Logistics Property Holdings Co., Ltd..................   206,000     78,033
    China Longyuan Power Group Corp., Ltd., Class H.............   728,000    502,028
*   China LotSynergy Holdings, Ltd.............................. 1,420,000      8,703
    China Machinery Engineering Corp., Class H..................   357,000    173,004
    China Maple Leaf Educational Systems, Ltd...................    74,000     34,614
    China Medical System Holdings, Ltd..........................   746,000    662,695
    China Meidong Auto Holdings, Ltd............................   318,000    184,271
    China Mengniu Dairy Co., Ltd................................    54,000    199,497
    China Merchants Bank Co., Ltd., Class H.....................   449,000  2,222,102
    China Merchants Land, Ltd...................................   818,000    142,847
    China Merchants Port Holdings Co., Ltd......................   356,675    721,424
    China Merchants Securities Co., Ltd., Class H...............    39,400     53,933
*   China Metal Resources Utilization, Ltd......................   224,000    109,686
    China Minsheng Banking Corp., Ltd., Class H.................   883,400    663,921
#*  China Minsheng Financial Holding Corp., Ltd................. 2,070,000     36,797
    China Mobile, Ltd...........................................   841,000  8,024,319
    China Mobile, Ltd., Sponsored ADR...........................    39,357  1,876,148
*   China Modern Dairy Holdings, Ltd............................   647,000     97,121
#   China Molybdenum Co., Ltd., Class H.........................   954,000    359,911
    China National Building Material Co., Ltd., Class H......... 2,618,350  2,436,939
    China New Town Development Co., Ltd.........................   612,500     14,641
    China NT Pharma Group Co., Ltd..............................   285,000     30,534
*   China Nuclear Energy Technology Corp., Ltd..................    60,000      4,057
#*  China Oceanwide Holdings, Ltd............................... 1,074,000     73,943
    China Oil & Gas Group, Ltd.................................. 2,268,000    139,080
    China Oilfield Services, Ltd., Class H......................   490,000    524,750
    China Oriental Group Co., Ltd...............................   890,000    546,524
    China Overseas Grand Oceans Group, Ltd......................   661,000    352,498
    China Overseas Land & Investment, Ltd....................... 1,170,000  4,383,583
    China Overseas Property Holdings, Ltd.......................   950,000    449,597
    China Pacific Insurance Group Co., Ltd., Class H............   292,400  1,199,977
    China Petroleum & Chemical Corp., ADR.......................     2,000    153,480
    China Petroleum & Chemical Corp., Class H................... 5,282,000  4,060,320
*   China Pioneer Pharma Holdings, Ltd..........................   237,000     28,749
#   China Power Clean Energy Development Co., Ltd...............   100,000     68,231
    China Power International Development, Ltd.................. 1,059,999    282,428
*   China Properties Group, Ltd.................................    81,000     11,968
    China Railway Construction Corp., Ltd., Class H.............   723,500    854,902
    China Railway Group, Ltd., Class H..........................   748,000    590,003
    China Railway Signal & Communication Corp., Ltd., Class H...   325,000    238,651
*   China Rare Earth Holdings, Ltd..............................   314,399     13,238
    China Reinsurance Group Corp., Class H...................... 1,247,000    254,438
    China Resources Beer Holdings Co., Ltd......................   227,807  1,042,318
    China Resources Cement Holdings, Ltd........................ 1,088,000  1,090,893
    China Resources Gas Group, Ltd..............................   400,000  1,856,681
    China Resources Land, Ltd...................................   726,000  3,161,844
    China Resources Medical Holdings Co., Ltd...................   368,000    267,522
    China Resources Pharmaceutical Group, Ltd...................   412,500    586,994
    China Resources Power Holdings Co., Ltd.....................   280,690    392,773
*   China Ruifeng Renewable Energy Holdings, Ltd................   252,000     15,591
    China Sanjiang Fine Chemicals Co., Ltd......................   461,000    120,060
    China SCE Group Holdings, Ltd............................... 1,173,000    554,431
*   China Shanshui Cement Group, Ltd............................    98,000     37,431

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
#*  China Shengmu Organic Milk, Ltd............................. 1,189,000 $   54,586
    China Shenhua Energy Co., Ltd., Class H.....................   717,500  1,588,158
    China Shineway Pharmaceutical Group, Ltd....................   140,000    140,013
*   China Silver Group, Ltd.....................................   602,000     52,235
    China Singyes Solar Technologies Holdings, Ltd..............   149,000     18,804
    China South City Holdings, Ltd.............................. 1,822,000    276,522
    China Southern Airlines Co., Ltd., Sponsored ADR............     2,392    102,856
    China Southern Airlines Co., Ltd., Class H..................   850,000    738,974
    China Starch Holdings, Ltd.................................. 1,200,000     30,608
    China State Construction International Holdings, Ltd........   760,500    789,289
    China Sunshine Paper Holdings Co., Ltd......................   166,000     26,683
    China Suntien Green Energy Corp., Ltd., Class H.............   593,000    170,800
    China Taiping Insurance Holdings Co., Ltd...................   686,400  2,087,425
    China Telecom Corp., Ltd., ADR..............................     1,739     90,150
    China Telecom Corp., Ltd., Class H..........................   666,000    345,175
    China Tian Lun Gas Holdings, Ltd............................    73,500     76,473
*   China Tianrui Group Cement Co., Ltd.........................    13,000     10,265
    China Traditional Chinese Medicine Holdings Co., Ltd........   614,000    348,525
    China Travel International Investment Hong Kong, Ltd........   940,000    217,256
    China Unicom Hong Kong, Ltd................................. 2,130,000  2,529,104
    China Unicom Hong Kong, Ltd., ADR...........................    32,502    385,799
    China Vanke Co., Ltd., Class H..............................   333,800  1,291,539
    China Vast Industrial Urban Development Co., Ltd............   191,000     82,297
#   China Water Affairs Group, Ltd..............................   260,000    267,360
*   China Water Industry Group, Ltd.............................   204,000     27,354
    China Wood Optimization Holding, Ltd........................    56,000     14,272
    China XLX Fertiliser, Ltd...................................   218,000     77,817
    China Yuhua Education Corp., Ltd............................   242,000    108,269
*   China Yurun Food Group, Ltd.................................   400,000     67,980
    China ZhengTong Auto Services Holdings, Ltd.................   672,500    373,065
    China Zhongwang Holdings, Ltd...............................   703,200    383,992
    Chinasoft International, Ltd................................   578,000    330,400
    Chongqing Machinery & Electric Co., Ltd., Class H...........   482,000     45,505
    Chongqing Rural Commercial Bank Co., Ltd., Class H.......... 1,273,000    744,661
    Chu Kong Shipping Enterprise Group Co., Ltd.................   160,000     36,511
    CIFI Holdings Group Co., Ltd................................ 2,274,000  1,511,084
    CIMC Enric Holdings, Ltd....................................   150,000    146,128
*   CIMC-TianDa Holdings Co., Ltd...............................   480,000     17,781
*   CITIC Dameng Holdings, Ltd..................................   460,000     26,128
    CITIC Resources Holdings, Ltd............................... 1,726,000    163,053
    CITIC Securities Co., Ltd., Class H.........................   254,000    550,553
    CITIC, Ltd..................................................   553,000    805,308
    Citychamp Watch & Jewellery Group, Ltd...................... 1,018,000    225,948
    Clear Media, Ltd............................................    25,000     20,729
    CNOOC, Ltd.................................................. 1,896,000  3,443,768
    CNOOC, Ltd., Sponsored ADR..................................     8,898  1,616,589
#*  COFCO Meat Holdings, Ltd....................................   412,000    168,663
*   Cogobuy Group...............................................   206,000     75,836
#   Colour Life Services Group Co., Ltd.........................   247,000    179,667
#*  Comba Telecom Systems Holdings, Ltd.........................   675,983    164,189
    Concord New Energy Group, Ltd............................... 2,250,000    110,410
#   Consun Pharmaceutical Group, Ltd............................   231,000    162,026
*   Coolpad Group, Ltd.......................................... 1,152,600     16,482
*   COSCO SHIPPING Development Co., Ltd., Class H............... 1,204,000    162,802
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....   520,000    336,209
*   COSCO SHIPPING Holdings Co., Ltd., Class H..................   861,000    400,526
#   COSCO SHIPPING International Hong Kong Co., Ltd.............   240,000     83,606
    COSCO SHIPPING Ports, Ltd...................................   727,830    725,925
*   Coslight Technology International Group Co., Ltd............    46,000     13,486

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
#   Cosmo Lady China Holdings Co., Ltd..........................   196,000 $   60,526
    Country Garden Holdings Co., Ltd............................ 2,033,000  3,276,091
*   Country Garden Services Holdings Co., Ltd...................   222,712    411,357
    CP Pokphand Co., Ltd........................................ 3,320,000    274,947
    CPMC Holdings, Ltd..........................................   178,000     75,112
    CRCC High-Tech Equipment Corp., Ltd., Class H...............   221,000     56,109
    CRRC Corp., Ltd., Class H...................................   383,000    334,576
    CSC Financial Co., Ltd., Class H............................    34,000     29,027
*   CSMall Group, Ltd...........................................   218,533     25,653
    CSPC Pharmaceutical Group, Ltd.............................. 1,690,000  3,262,089
#*  CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H...................................................    54,000     51,235
    CT Environmental Group, Ltd................................. 1,228,000     53,223
*   Ctrip.com International, Ltd., ADR..........................    51,653  2,275,315
*   CWT International, Ltd...................................... 1,480,000     24,903
    Da Ming International Holdings, Ltd.........................    36,000      9,170
    Dah Chong Hong Holdings, Ltd................................   359,000    131,392
    Dali Foods Group Co., Ltd...................................   690,000    490,048
    Dalian Port PDA Co., Ltd., Class H..........................   513,000     66,112
*   Daphne International Holdings, Ltd..........................   304,000      9,692
    Datang International Power Generation Co., Ltd., Class H....   458,000    118,574
    Dawnrays Pharmaceutical Holdings, Ltd.......................   370,000     67,429
#*  Differ Group Holding Co., Ltd............................... 1,132,000     68,602
*   Digital China Holdings, Ltd.................................   305,000    145,513
*   Dongfang Electric Corp., Ltd., Class H......................   108,800     83,134
    Dongfeng Motor Group Co., Ltd., Class H.....................   774,000    751,955
#   Dongjiang Environmental Co., Ltd., Class H..................   104,400    116,322
    Dongyue Group, Ltd..........................................   894,000    651,739
#*  Dynagreen Environmental Protection Group Co., Ltd.,
       Class H..................................................    88,000     43,705
    E-Commodities Holdings, Ltd.................................   948,000     66,607
    ENN Energy Holdings, Ltd....................................   110,000  1,039,608
    Essex Bio-technology, Ltd...................................   122,000    112,562
    EVA Precision Industrial Holdings, Ltd......................   414,000     42,771
    Everbright Securities Co., Ltd., Class H....................    60,200     57,833
*   EverChina International Holdings Co., Ltd...................   335,000      9,627
    Fantasia Holdings Group Co., Ltd............................   753,000    142,848
    Far East Horizon, Ltd....................................... 1,018,000  1,131,582
#*  First Tractor Co., Ltd., Class H............................   196,000     50,033
    Fosun International, Ltd....................................   450,572    699,920
#   Fu Shou Yuan International Group, Ltd.......................   399,000    342,370
    Fufeng Group, Ltd...........................................   815,000    431,801
#*  Fuguiniao Co., Ltd., Class H................................    37,999      3,524
#   Fullshare Holdings, Ltd..................................... 1,445,000    162,117
    Future Land Development Holdings, Ltd....................... 1,412,000  1,683,885
    Fuyao Glass Industry Group Co., Ltd., Class H...............   234,000    823,053
#*  GCL New Energy Holdings, Ltd................................ 3,800,000    142,926
#*  GCL-Poly Energy Holdings, Ltd............................... 8,030,000    573,835
    Geely Automobile Holdings, Ltd..............................   930,000  1,873,375
    Gemdale Properties & Investment Corp., Ltd.................. 1,916,000    256,935
#   Genertec Universal Medical Group Co., Ltd...................   498,500    397,473
    GF Securities Co., Ltd., Class H............................   164,400    222,564
*   Glorious Property Holdings, Ltd............................. 1,282,000     63,023
#   Golden Eagle Retail Group, Ltd..............................   273,000    323,852
*   Golden Meditech Holdings, Ltd...............................    96,000      9,801
    Golden Throat Holdings Group Co., Ltd.......................    79,000     14,175
    Goldpac Group, Ltd..........................................    58,000     16,273
#*  GOME Retail Holdings, Ltd................................... 4,525,000    519,678
    Grand Baoxin Auto Group, Ltd................................   386,164    135,323
#   Great Wall Motor Co., Ltd., Class H......................... 1,644,500  1,339,118
    Greatview Aseptic Packaging Co., Ltd........................   481,000    292,895

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Greenland Hong Kong Holdings, Ltd...........................   549,000 $  225,682
    Greentown China Holdings, Ltd...............................   377,500    342,235
    Greentown Service Group Co., Ltd............................   504,000    435,005
*   Ground International Development, Ltd.......................   390,000     16,316
    Guangdong Investment, Ltd...................................   120,000    224,480
*   Guangdong Land Holdings, Ltd................................   136,000     28,063
    Guangdong Yueyun Transportation Co., Ltd., Class H..........   109,000     44,317
    Guangshen Railway Co., Ltd., Sponsored ADR..................       600     11,010
    Guangshen Railway Co., Ltd., Class H........................   546,000    195,824
    Guangzhou Automobile Group Co., Ltd., Class H...............   387,200    417,025
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.,
      Class H...................................................    18,000     93,420
    Guangzhou R&F Properties Co., Ltd., Class H.................   740,800  1,473,738
*   Guolian Securities Co., Ltd., Class H.......................   130,000     47,365
    Guorui Properties, Ltd......................................   556,000    116,707
    Guotai Junan Securities Co., Ltd., Class H..................    15,800     33,755
*   Haichang Ocean Park Holdings, Ltd...........................   229,000     48,538
    Haier Electronics Group Co., Ltd............................   365,000  1,043,510
#*  Hailiang Education Group, Inc., ADR.........................     2,766    159,294
    Haitian International Holdings, Ltd.........................   432,000  1,083,283
    Haitong Securities Co., Ltd., Class H.......................   444,400    573,140
*   Hanergy Thin Film Power Group, Ltd..........................   190,000     90,824
    Harbin Bank Co., Ltd., Class H..............................   359,000     82,338
#   Harbin Electric Co., Ltd., Class H..........................   270,000    144,631
*   Harmonicare Medical Holdings, Ltd...........................    99,000     25,744
#*  HC Group, Inc...............................................   186,500     95,219
#*  Health and Happiness H&H International Holdings, Ltd........   108,500    666,427
    Hengan International Group Co., Ltd.........................   249,000  2,189,214
*   Hengdeli Holdings, Ltd......................................   720,000     37,648
#*  HengTen Networks Group, Ltd................................. 5,340,000    153,011
*   Hi Sun Technology China, Ltd................................   753,000    129,698
    Hilong Holding, Ltd.........................................   359,000     43,475
    Hisense Home Appliances Group Co., Ltd., Class H............    48,000     65,464
    HKC Holdings, Ltd...........................................    77,000     61,960
*   Honghua Group, Ltd.......................................... 1,112,000     95,068
    Honworld Group, Ltd.........................................    59,000     33,159
    Hopefluent Group Holdings, Ltd..............................    88,000     26,391
    Hopson Development Holdings, Ltd............................   292,000    320,644
    HOSA International, Ltd.....................................   144,000      1,997
*   Hua Han Health Industry Holdings, Ltd....................... 1,494,000     30,281
#   Hua Hong Semiconductor, Ltd.................................   119,000    282,070
    Huadian Fuxin Energy Corp., Ltd., Class H...................   618,000    133,083
    Huadian Power International Corp., Ltd., Class H............   402,000    171,756
    Huaneng Power International, Inc., Sponsored ADR............       900     22,887
    Huaneng Power International, Inc., Class H..................   508,000    325,199
    Huaneng Renewables Corp., Ltd., Class H..................... 3,082,000    888,417
    Huatai Securities Co., Ltd., Class H........................   147,200    277,416
    Huazhong In-Vehicle Holdings Co., Ltd.......................   286,000     51,767
    Huazhu Group, Ltd., ADR.....................................    36,920  1,565,408
    Huishang Bank Corp., Ltd., Class H..........................   268,400    114,886
#*  Hydoo International Holding, Ltd............................   236,000     11,396
#   IMAX China Holding, Inc.....................................    95,700    263,618
    Industrial & Commercial Bank of China, Ltd., Class H........ 8,084,000  6,080,460
    Inner Mongolia Yitai Coal Co., Ltd., Class H................    33,600     29,770
*   JD.com, Inc., ADR...........................................    20,977    634,974
#*  Jiangnan Group, Ltd.........................................   504,000     26,644
    Jiangsu Expressway Co., Ltd., Class H.......................   202,000    287,655
    Jiangxi Copper Co., Ltd., Class H...........................   359,000    476,203
    Jiayuan International Group, Ltd............................   443,055    198,294
#*  Jinchuan Group International Resources Co., Ltd.............   366,000     34,094

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
#   Jingrui Holdings, Ltd.......................................   262,000 $   94,306
#*  JinkoSolar Holding Co., Ltd., ADR...........................    10,086    196,274
    Jinmao Hotel and Jinmao China Hotel Investments and
      Management, Ltd...........................................    53,500     31,497
    JNBY Design, Ltd............................................   135,500    267,745
    Joy City Property, Ltd...................................... 1,450,000    206,890
    Ju Teng International Holdings, Ltd.........................   328,000     95,928
*   Jumei International Holding, Ltd., ADR......................     4,000      9,720
    Jutal Offshore Oil Services, Ltd............................   142,000     14,681
    K Wah International Holdings, Ltd...........................   499,072    313,231
    Kaisa Group Holdings, Ltd................................... 1,335,000    566,891
    Kangda International Environmental Co., Ltd.................   244,000     34,242
#   Kasen International Holdings, Ltd...........................   162,000    131,610
    Kingboard Holdings, Ltd.....................................   455,500  1,485,145
    Kingboard Laminates Holdings, Ltd...........................   697,000    733,028
#   Kingdee International Software Group Co., Ltd...............   220,000    270,043
    Kingsoft Corp., Ltd.........................................   313,000    801,723
*   Kong Sun Holdings, Ltd......................................   300,000      3,518
    Koradior Holdings, Ltd......................................    78,000     93,352
#*  KuangChi Science, Ltd.......................................   968,000     81,509
    Kunlun Energy Co., Ltd...................................... 1,904,000  2,013,971
    KWG Group Holdings, Ltd.....................................   546,500    640,970
    Le Saunda Holdings, Ltd.....................................    57,200      5,102
    Lee & Man Chemical Co., Ltd.................................    38,000     23,100
    Lee & Man Paper Manufacturing, Ltd..........................   744,000    603,898
    Lee's Pharmaceutical Holdings, Ltd..........................    70,500     60,359
    Legend Holdings Corp., Class H..............................    72,100    196,664
    Lenovo Group, Ltd........................................... 3,464,000  3,209,992
*   Leoch International Technology, Ltd.........................   133,000     11,007
*   Lexinfintech Holdings, Ltd., ADR............................    10,752    138,701
*   Li Ning Co., Ltd............................................   132,500    240,715
*   Lianhua Supermarket Holdings Co., Ltd., Class H.............   142,000     28,451
#*  Lifestyle China Group, Ltd..................................   309,500    114,900
#*  Lifetech Scientific Corp....................................   528,000    111,264
#*  Link Motion, Inc., Sponsored ADR............................    31,632      3,650
#*  Lisi Group Holdings, Ltd....................................   538,000     57,093
#   Livzon Pharmaceutical Group, Inc., Class H..................    31,670    115,197
    LK Technology Holdings, Ltd.................................   135,000     16,899
    Logan Property Holdings Co., Ltd............................   634,000  1,008,928
    Longfor Group Holdings, Ltd.................................   427,500  1,580,691
#*  LongiTech Smart Energy Holding, Ltd.........................    76,499      7,524
    Lonking Holdings, Ltd....................................... 1,099,000    373,706
#   Luye Pharma Group, Ltd......................................   640,500    580,950
    LVGEM China Real Estate Investment Co., Ltd.................   348,000    108,725
    Maanshan Iron & Steel Co., Ltd., Class H.................... 1,090,000    502,444
    Maoye International Holdings, Ltd...........................   446,000     35,842
#*  Meitu, Inc..................................................   239,000     87,951
    Metallurgical Corp. of China, Ltd., Class H.................   634,000    175,491
    Min Xin Holdings, Ltd.......................................    40,000     25,140
#*  Ming Lam Holdings, Ltd...................................... 2,620,000     12,696
*   Mingfa Group International Co., Ltd.........................   299,000      2,146
#   Minmetals Land, Ltd.........................................   846,000    162,707
    Minth Group, Ltd............................................   494,000  1,561,771
*   MMG, Ltd.................................................... 1,556,000    673,643
    MOBI Development Co., Ltd...................................   115,000     16,898
#   Modern Land China Co., Ltd..................................   351,000     58,293
    Momo, Inc., Sponsored ADR...................................    55,761  1,955,538
    Nan Hai Corp., Ltd.......................................... 7,550,000    149,170
#   Nanfang Communication Holdings, Ltd.........................    40,000     22,861
*   National Agricultural Holdings, Ltd.........................       997        151

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
*   Nature Home Holding Co., Ltd................................   199,000 $   35,259
#   NetDragon Websoft Holdings, Ltd.............................    25,000     72,685
    NetEase, Inc., ADR..........................................     9,928  2,824,814
#   New Century Healthcare Holding Co., Ltd.....................     3,000      1,914
    New China Life Insurance Co., Ltd., Class H.................   101,800    564,583
*   New Oriental Education & Technology Group, Inc., Sponsored
      ADR.......................................................     4,620    441,025
*   New Provenance Everlasting Holdings, Ltd.................... 5,350,000     22,535
*   New World Department Store China, Ltd.......................   182,000     38,294
    Nexteer Automotive Group, Ltd...............................   581,000    911,034
    Nine Dragons Paper Holdings, Ltd............................ 1,107,000  1,024,571
#*  Noah Holdings, Ltd., ADR....................................     3,563    193,613
#*  North Mining Shares Co., Ltd................................ 4,700,000     18,610
    NVC Lighting Holdings, Ltd..................................   480,000     42,608
*   O-Net Technologies Group, Ltd...............................    86,000     50,028
    Orient Securities Co., Ltd., Class H........................   136,800     98,938
    Overseas Chinese Town Asia Holdings, Ltd....................   120,000     50,926
#   Ozner Water International Holding, Ltd......................   150,000     30,994
#   Pacific Online, Ltd.........................................   129,000     29,458
#*  Panda Green Energy Group, Ltd............................... 1,632,000     68,968
    Parkson Retail Group, Ltd...................................   415,500     33,941
    PAX Global Technology, Ltd..................................   334,000    156,003
    People's Insurance Co. Group of China, Ltd. (The),
      Class H...................................................   739,000    302,612
    PetroChina Co., Ltd., ADR...................................     1,900    120,251
    PetroChina Co., Ltd., Class H............................... 3,834,000  2,430,348
    Phoenix Media Investment Holdings, Ltd......................   556,000     61,671
*   Phoenix New Media, Ltd., ADR................................     9,125     39,694
    PICC Property & Casualty Co., Ltd., Class H................. 1,032,000  1,159,483
    Ping An Insurance Group Co. of China, Ltd., Class H.........   712,000  8,618,516
    Poly Culture Group Corp., Ltd., Class H.....................    37,800     44,518
    Poly Property Group Co., Ltd................................   872,000    365,855
    Postal Savings Bank of China Co., Ltd., Class H.............   262,000    159,435
    Pou Sheng International Holdings, Ltd.......................   921,000    216,126
    Powerlong Real Estate Holdings, Ltd.........................   818,000    398,403
*   PW Medtech Group, Ltd.......................................   327,000     55,800
#   Q Technology Group Co., Ltd.................................   218,000    225,067
*   Qingdao Port International Co., Ltd., Class H...............   313,000    217,409
    Qingling Motors Co., Ltd., Class H..........................   330,000     98,903
#   Qinhuangdao Port Co., Ltd., Class H.........................   195,500     43,088
*   Qinqin Foodstuffs Group Cayman Co., Ltd.....................     8,900      2,897
    Red Star Macalline Group Corp., Ltd., Class H...............   131,880    125,043
#   Redco Group.................................................   656,000    262,145
    Regal International Airport Group Co., Ltd., Class H........    50,000     40,511
#*  Renhe Commercial Holdings Co., Ltd.......................... 5,416,000    179,119
    Renren, Inc., ADR...........................................     5,178      8,958
*   REXLot Holdings, Ltd........................................ 4,800,000     12,849
    Road King Infrastructure, Ltd...............................    83,000    188,480
*   Ronshine China Holdings, Ltd................................   326,500    449,637
*   Royale Furniture Holdings, Ltd..............................   270,000     36,132
#*  Sany Heavy Equipment International Holdings Co., Ltd........   408,000    195,180
#   Seaspan Corp................................................    30,443    308,692
#*  Semiconductor Manufacturing International Corp..............   710,599    760,845
#*  Semiconductor Manufacturing International Corp., ADR........    30,682    163,535
    Shandong Chenming Paper Holdings, Ltd., Class H.............   285,750    148,346
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H....   572,000    562,276
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H...........   116,200     61,663
#   Shanghai Electric Group Co., Ltd., Class H..................   320,000    124,910
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H......   136,500    469,502
#*  Shanghai Fudan Microelectronics Group Co., Ltd., Class H....    78,000    130,815
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.,
      Class H...................................................    93,000     83,071

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Shanghai Haohai Biological Technology Co., Ltd., Class H....     9,300 $   59,674
    Shanghai Industrial Holdings, Ltd...........................   206,000    484,524
#   Shanghai Industrial Urban Development Group, Ltd............   936,000    187,453
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H...................................................   702,000    173,913
#   Shanghai La Chapelle Fashion Co., Ltd., Class H.............    29,800     15,234
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H.........   229,300    480,202
*   Shanghai Prime Machinery Co., Ltd., Class H.................   320,000     45,683
*   Shanghai Zendai Property, Ltd............................... 1,300,000     19,521
    Shengjing Bank Co., Ltd., Class H...........................   128,500     74,666
    Shenguan Holdings Group, Ltd................................   248,000     12,764
    Shenzhen Expressway Co., Ltd., Class H......................   178,000    216,807
    Shenzhen International Holdings, Ltd........................   511,439  1,105,530
    Shenzhen Investment, Ltd.................................... 1,458,329    580,304
    Shenzhou International Group Holdings, Ltd..................   126,000  1,693,544
    Shimao Property Holdings, Ltd...............................   733,000  2,234,186
*   Shougang Concord International Enterprises Co., Ltd......... 3,384,000    138,125
    Shougang Fushan Resources Group, Ltd........................   992,000    240,464
    Shui On Land, Ltd........................................... 1,570,000    382,552
*   Shunfeng International Clean Energy, Ltd....................   566,000     19,445
    Sichuan Expressway Co., Ltd., Class H.......................   236,000     78,842
    Sihuan Pharmaceutical Holdings Group, Ltd................... 1,540,000    414,953
*   Silver Grant International Industries, Ltd..................   582,000    111,435
*   SINA Corp...................................................    15,839    996,907
    Sino Biopharmaceutical, Ltd................................. 2,044,500  1,968,418
*   Sino Oil And Gas Holdings, Ltd..............................   445,499      9,527
#*  Sinofert Holdings, Ltd......................................   914,000    113,081
*   Sinolink Worldwide Holdings, Ltd............................   666,000     65,524
#   SinoMedia Holding, Ltd......................................    54,000     12,386
    Sino-Ocean Group Holding, Ltd............................... 1,294,500    581,543
    Sinopec Engineering Group Co., Ltd., Class H................   550,000    531,864
    Sinopec Kantons Holdings, Ltd...............................   478,000    213,582
*   Sinopec Oilfield Service Corp., Class H.....................   164,000     21,960
    Sinopec Shanghai Petrochemical Co., Ltd., Class H........... 1,710,000    774,508
    Sinopharm Group Co., Ltd., Class H..........................   276,000  1,084,762
    Sinosoft Technology Group, Ltd..............................   342,400    122,420
    Sinotrans, Ltd., Class H....................................   840,000    345,138
#   Sinotruk Hong Kong, Ltd.....................................   489,000  1,061,541
    Skyfame Realty Holdings, Ltd................................ 1,586,000    260,988
    Skyworth Digital Holdings, Ltd..............................   849,989    251,273
#*  SMI Holdings Group, Ltd.....................................   336,799     21,466
*   SOHO China, Ltd............................................. 1,065,500    386,474
#*  Sohu.com, Ltd., ADR.........................................     5,397    111,556
*   Southern Energy Holdings Group, Ltd.........................    32,000     64,175
#*  Sparkle Roll Group, Ltd.....................................   648,000     27,668
    Springland International Holdings, Ltd......................   414,000     86,554
*   SPT Energy Group, Inc.......................................   132,000     13,120
*   SRE Group, Ltd.............................................. 1,778,000     22,966
    SSY Group, Ltd.............................................. 1,023,026    969,036
#*  Starrise Media Holdings, Ltd................................   122,000     20,799
    Sun Art Retail Group, Ltd................................... 1,092,500    954,773
#   Sun King Power Electronics Group............................   206,000     33,951
    Sunac China Holdings, Ltd...................................   601,000  3,097,314
    Sunny Optical Technology Group Co., Ltd.....................   139,400  1,705,294
#*  Sunshine 100 China Holdings, Ltd............................   272,000     55,301
    Symphony Holdings, Ltd......................................   450,000     57,978
*   TAL Education Group, ADR....................................    24,434    939,976
    Tang Palace China Holdings, Ltd.............................   222,000     39,064
    Tarena International, Inc., ADR.............................     8,722     44,308
*   Taung Gold International, Ltd............................... 4,680,000     26,233

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHINA -- (Continued)
    TCL Electronics Holdings, Ltd...............................   301,666 $   161,637
*   Tech Pro Technology Development, Ltd........................ 1,538,000       2,509
*   Technovator International, Ltd..............................   148,000      21,331
    Ten Pao Group Holdings, Ltd.................................   116,000      16,311
    Tencent Holdings, Ltd.......................................   307,300  15,146,093
*   Tenwow International Holdings, Ltd..........................   224,000       4,069
*   Tesson Holdings, Ltd........................................    99,000       8,325
    Texhong Textile Group, Ltd..................................   195,000     264,200
#   Tian An China Investment Co., Ltd...........................   148,000      81,294
#   Tian Ge Interactive Holdings, Ltd...........................   192,000      59,514
    Tiangong International Co., Ltd.............................   390,000     101,951
#*  Tianjin Capital Environmental Protection Group Co., Ltd.,
      Class H...................................................   120,000      48,645
    Tianjin Development Holdings, Ltd...........................   134,000      46,623
    Tianjin Port Development Holdings, Ltd...................... 1,154,000     133,931
#   Tianneng Power International, Ltd...........................   476,000     446,998
    Tianyun International Holdings, Ltd.........................   138,000      21,457
*   Tibet Water Resources, Ltd..................................   288,000      82,636
    Tingyi Cayman Islands Holding Corp..........................   696,000   1,146,123
    Tomson Group, Ltd...........................................   220,196      84,486
#   Tong Ren Tang Technologies Co., Ltd., Class H...............   298,000     413,728
#   Tongda Group Holdings, Ltd.................................. 1,940,000     210,300
    Tonly Electronics Holdings, Ltd.............................    26,000      22,540
#   Top Spring International Holdings, Ltd......................    91,000      26,203
    Towngas China Co., Ltd......................................   270,732     215,402
    TPV Technology, Ltd.........................................   282,000      65,494
    TravelSky Technology, Ltd., Class H.........................   118,000     303,504
    Trigiant Group, Ltd.........................................   222,000      40,187
*   Truly International Holdings, Ltd...........................   412,000      69,521
#   Tsaker Chemical Group, Ltd..................................   108,500      40,684
    Tsingtao Brewery Co., Ltd., Class H.........................    26,000     165,855
*   Tuniu Corp., Sponsored ADR..................................     8,836      40,646
    Uni-President China Holdings, Ltd...........................   628,000     575,084
    United Energy Group, Ltd.................................... 3,974,000     745,250
*   V1 Group, Ltd...............................................   846,000      26,899
    Vinda International Holdings, Ltd...........................    95,000     182,937
*   Vipshop Holdings, Ltd., ADR.................................   116,245   1,000,869
    Wanguo International Mining Group, Ltd......................    70,000      16,698
    Want Want China Holdings, Ltd............................... 1,659,000   1,317,135
    Wasion Holdings, Ltd........................................   222,000     113,366
#*  Weibo Corp., Sponsored ADR..................................     5,275     361,337
    Weichai Power Co., Ltd., Class H............................ 1,003,000   1,642,248
    Weiqiao Textile Co., Class H................................   176,000      71,142
    West China Cement, Ltd...................................... 1,502,000     211,006
    Wisdom Education International Holdings Co., Ltd............   282,000     165,819
    Wisdom Sports Group.........................................   194,000      13,121
#   Xiabuxiabu Catering Management China Holdings Co., Ltd......   242,500     427,125
    Xiamen International Port Co., Ltd., Class H................   488,000      69,775
*   Xinchen China Power Holdings, Ltd...........................   176,000       9,537
    Xingda International Holdings, Ltd..........................   394,797     125,436
    Xingfa Aluminium Holdings, Ltd..............................    55,000      46,297
    Xinghua Port Holdings, Ltd..................................    35,125       5,344
    Xinhua Winshare Publishing and Media Co., Ltd., Class H.....   129,000      99,091
#   Xinjiang Goldwind Science & Technology Co., Ltd., Class H...   212,747     232,359
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H..........   367,000      31,833
    Xinyi Solar Holdings, Ltd................................... 2,032,274   1,158,896
    Xinyuan Real Estate Co., Ltd., ADR..........................    16,785      74,693
    Xtep International Holdings, Ltd............................   230,000     131,129
#*  Xunlei, Ltd., ADR...........................................    15,818      55,363
#   Yadea Group Holdings, Ltd...................................   600,000     205,826

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
CHINA -- (Continued)
*   Yanchang Petroleum International, Ltd....................... 1,420,000 $     19,750
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H...................................................    83,000      205,137
    Yanzhou Coal Mining Co., Ltd., Class H...................... 1,268,000    1,353,737
#*  Yashili International Holdings, Ltd.........................   337,000       45,966
    Yeebo International Holdings, Ltd...........................    76,000       12,590
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H....    80,400      399,063
    Yida China Holdings, Ltd....................................    84,000       27,511
    Yihai International Holding, Ltd............................   194,000      958,246
    Yip's Chemical Holdings, Ltd................................    84,000       28,722
#   Yirendai, Ltd., ADR.........................................     9,977      158,036
#*  Youyuan International Holdings, Ltd.........................   239,000       73,142
*   YuanShengTai Dairy Farm, Ltd................................   185,000        4,293
    Yuexiu Property Co., Ltd.................................... 2,952,000      685,221
    Yuexiu Transport Infrastructure, Ltd........................   210,000      171,149
    Yum China Holdings, Inc.....................................    34,520    1,641,081
    Yunnan Water Investment Co., Ltd., Class H..................   126,000       38,723
    Yuzhou Properties Co., Ltd.................................. 1,015,881      536,941
*   YY, Inc., ADR...............................................    14,852    1,256,628
    Zhaojin Mining Industry Co., Ltd., Class H..................   300,000      258,452
    Zhejiang Expressway Co., Ltd., Class H......................   400,000      429,038
    Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H....    76,800       38,725
*   Zhong An Real Estate, Ltd................................... 1,326,000       49,036
    Zhongsheng Group Holdings, Ltd..............................   307,500      808,956
#   Zhongyu Gas Holdings, Ltd...................................   189,477      177,396
#   Zhou Hei Ya International Holdings Co., Ltd.................   319,500      168,418
*   Zhuguang Holdings Group Co., Ltd............................    68,000       10,683
    Zhuhai Holdings Investment Group, Ltd.......................   204,000       22,679
    Zhuzhou CRRC Times Electric Co., Ltd., Class H..............    50,700      257,565
    Zijin Mining Group Co., Ltd., Class H....................... 2,618,000    1,022,701
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H...................................................   584,000      342,783
*   ZTE Corp., Class H..........................................    11,960       38,128
    ZTO Express Cayman, Inc., ADR...............................    28,315      564,318
                                                                           ------------
TOTAL CHINA.....................................................            298,237,024
                                                                           ------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA..........................................    87,587      392,797
    Banco de Bogota SA..........................................     4,188       89,220
    Bancolombia SA, Sponsored ADR...............................     6,979      353,975
    Bancolombia SA..............................................    21,565      262,788
    Celsia SA ESP...............................................   106,918      148,146
    Cementos Argos SA...........................................    42,641      106,429
*   CEMEX Latam Holdings SA.....................................    45,944       69,202
*   Corp. Financiera Colombiana SA..............................    18,333      142,662
    Ecopetrol SA, Sponsored ADR.................................     3,500       64,715
    Ecopetrol SA................................................   620,580      572,932
    Grupo Argos SA..............................................    45,861      260,989
    Grupo Aval Acciones y Valores SA, ADR.......................    15,916      125,100
    Grupo de Inversiones Suramericana SA........................    17,516      195,028
*   Grupo Energia Bogota SA ESP.................................    61,864       42,668
    Grupo Nutresa SA............................................    31,012      257,055
    Interconexion Electrica SA ESP..............................    67,282      329,205
    Promigas SA ESP.............................................    11,599       21,578
                                                                           ------------
TOTAL COLOMBIA..................................................              3,434,489
                                                                           ------------
CZECH REPUBLIC -- (0.0%)
    CEZ A.S.....................................................    36,292      845,337
    Komercni banka A.S..........................................     2,164       82,093
    Moneta Money Bank A.S.......................................   252,618      809,719

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CZECH REPUBLIC -- (Continued)
    O2 Czech Republic A.S.......................................   7,324 $   79,759
    Philip Morris CR A.S........................................      60     35,990
                                                                         ----------
TOTAL CZECH REPUBLIC............................................          1,852,898
                                                                         ----------
DENMARK -- (1.3%)
*   Agat Ejendomme A.S..........................................  12,267      8,178
*   ALK-Abello A.S..............................................   2,754    468,494
    Alm Brand A.S...............................................  34,139    326,110
#   Ambu A.S., Class B..........................................  33,020    950,040
    AP Moller - Maersk A.S., Class A............................     357    436,691
    AP Moller - Maersk A.S., Class B............................     597    769,589
*   Bang & Olufsen A.S..........................................  12,668    110,291
    BankNordik P/F..............................................   1,133     19,242
#*  Bavarian Nordic A.S.........................................  11,744    246,713
    Brodrene Hartmann A.S.......................................   1,589     70,531
    Carlsberg A.S., Class B.....................................  13,314  1,721,511
    Chr Hansen Holding A.S......................................  16,630  1,699,270
    Coloplast A.S., Class B.....................................   5,200    561,712
    Columbus A.S................................................  29,642     59,425
    D/S Norden A.S..............................................  11,207    177,777
    Danske Bank A.S.............................................  54,192    963,196
#*  Demant A.S..................................................  28,692    906,563
    DFDS A.S....................................................  13,703    651,522
*   Drilling Co. of 1972 A.S. (The).............................   1,908    146,476
    DSV A.S.....................................................  39,340  3,645,551
    FLSmidth & Co. A.S..........................................  18,066    908,040
*   Genmab A.S..................................................   4,443    738,093
    GN Store Nord A.S...........................................  69,024  3,537,844
#   H Lundbeck A.S..............................................  25,729  1,084,695
#*  H+H International A.S., Class B.............................   8,611    143,316
    IC Group A.S................................................   2,462     14,327
#   ISS A.S.....................................................  70,992  2,210,806
    Jyske Bank A.S..............................................  25,569  1,031,312
    Matas A.S...................................................  15,115    150,180
*   Nilfisk Holding A.S.........................................  19,739    834,886
*   NKT A.S.....................................................  10,339    190,705
    NNIT A.S....................................................   5,091    134,286
    Novo Nordisk A.S., Sponsored ADR............................   5,344    261,909
    Novo Nordisk A.S., Class B.................................. 109,667  5,373,084
    Novozymes A.S., Class B.....................................  27,912  1,302,801
    Orsted A.S..................................................   6,106    468,271
    Pandora A.S.................................................  42,470  1,783,918
    Parken Sport & Entertainment A.S............................   2,257     36,624
    Per Aarsleff Holding A.S....................................   8,021    265,857
    Ringkjoebing Landbobank A.S.................................  12,954    836,700
    Rockwool International A.S., Class A........................     515    122,482
    Rockwool International A.S., Class B........................   2,844    760,908
    Royal Unibrew A.S...........................................  32,516  2,333,261
    RTX A.S.....................................................   3,370     81,612
    Scandinavian Tobacco Group A.S., Class A....................  25,446    302,754
    Schouw & Co., A.S...........................................   6,268    446,022
    SimCorp A.S.................................................  11,978  1,175,882
    Solar A.S., Class B.........................................   1,975     93,813
    Spar Nord Bank A.S..........................................  40,044    344,414
    Sydbank A.S.................................................  29,984    647,769
    Tivoli A.S..................................................     239     25,075
    Topdanmark A.S..............................................  26,504  1,430,022
*   TORM P.L.C..................................................   4,904     38,874
    Tryg A.S....................................................  29,821    912,662

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
DENMARK -- (Continued)
    United International Enterprises............................     421 $    87,589
    Vestas Wind Systems A.S.....................................  43,469   3,933,243
*   Vestjysk Bank A.S...........................................   6,101       2,979
*   Zealand Pharma A.S..........................................  12,210     251,941
                                                                         -----------
TOTAL DENMARK...................................................          48,237,838
                                                                         -----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E., GDR.............  33,637     147,436
    Commercial International Bank Egypt S.A.E., GDR.............  12,139      53,108
*   Egyptian Financial Group-Hermes Holding Co., GDR............   5,738      10,271
                                                                         -----------
TOTAL EGYPT.....................................................             210,815
                                                                         -----------
FINLAND -- (1.1%)
#   Ahlstrom-Munksjo Oyj........................................   4,427      66,571
    Aktia Bank Oyj..............................................  17,069     166,208
    Alma Media Oyj..............................................   7,872      53,975
    Asiakastieto Group Oyj......................................   1,242      37,325
    Atria Oyj...................................................   5,381      49,017
#*  BasWare Oyj.................................................     560      12,935
    Bittium Oyj.................................................  12,067      91,359
    Cargotec Oyj, Class B.......................................  13,876     569,686
    Caverion Oyj................................................   4,401      32,071
#   Citycon Oyj.................................................  20,499     209,454
    Cramo Oyj...................................................  19,462     409,598
    Digia Oyj...................................................   4,257      14,160
    Elisa Oyj...................................................  40,282   1,710,699
    Finnair Oyj.................................................  35,294     295,184
    Fiskars Oyj Abp.............................................   8,210     187,088
    Fortum Oyj..................................................  89,607   1,900,610
*   F-Secure Oyj................................................  22,353      69,006
#*  HKScan Oyj, Class A.........................................  13,829      34,309
#   Huhtamaki Oyj...............................................  67,985   2,599,825
    Kemira Oyj..................................................  76,521   1,084,574
    Kesko Oyj, Class A..........................................   3,493     167,999
    Kesko Oyj, Class B..........................................  21,354   1,110,406
    Kone Oyj, Class B...........................................  19,362   1,063,907
#   Konecranes Oyj..............................................  33,448   1,398,126
    Lassila & Tikanoja Oyj......................................  19,415     315,356
    Metsa Board Oyj.............................................  81,496     455,884
    Metso Oyj...................................................  65,638   2,455,993
#   Neste Oyj...................................................  87,708   2,898,984
    Nokia Oyj................................................... 367,553   1,931,349
    Nokia Oyj...................................................  66,112     345,792
    Nokian Renkaat Oyj..........................................  64,321   2,156,026
    Olvi Oyj, Class A...........................................   5,575     206,523
    Oriola Oyj, Class B.........................................  71,422     184,312
    Orion Oyj, Class A..........................................   7,045     236,357
    Orion Oyj, Class B..........................................  30,176   1,006,203
#   Outokumpu Oyj............................................... 126,895     485,852
*   Outotec Oyj.................................................  37,799     199,681
#   Pihlajalinna Oyj............................................     890      10,736
    Ponsse Oyj..................................................   3,929     132,272
    Raisio Oyj, Class V.........................................  52,776     176,884
    Ramirent Oyj................................................  65,606     460,828
    Raute Oyj, Class A..........................................     344      10,272
    Revenio Group Oyj...........................................   5,418     124,811
    Sampo Oyj, Class A..........................................  52,382   2,398,473
    Sanoma Oyj..................................................  54,111     552,427

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FINLAND -- (Continued)
*   Stockmann Oyj Abp, Class B..................................  10,970 $    29,241
    Stora Enso Oyj, Class R..................................... 188,447   2,346,827
    Teleste Oyj.................................................     754       4,946
    Tieto Oyj...................................................  18,537     527,777
    Tikkurila Oyj...............................................  21,130     354,323
    Tokmanni Group Corp.........................................  31,236     273,532
    UPM-Kymmene Oyj............................................. 158,274   4,468,837
    Uponor Oyj..................................................  16,645     199,332
    Vaisala Oyj, Class A........................................   3,346      72,524
    Valmet Oyj..................................................  77,800   2,143,157
    Wartsila Oyj Abp............................................  91,699   1,468,327
#   YIT Oyj.....................................................  57,120     350,474
                                                                         -----------
TOTAL FINLAND...................................................          42,318,404
                                                                         -----------
FRANCE -- (5.7%)
    ABC arbitrage...............................................   8,870      65,518
    Accor SA....................................................  19,877     837,486
    Actia Group.................................................   5,196      24,875
    Aeroports de Paris..........................................   3,577     728,680
*   Air France-KLM.............................................. 152,999   1,765,534
    Air Liquide SA..............................................  24,649   3,279,102
    Airbus SE...................................................  24,682   3,379,698
    Akka Technologies...........................................   6,847     502,850
    AKWEL.......................................................   7,562     147,574
#   Albioma SA..................................................  14,003     329,489
    Alstom SA...................................................  31,368   1,380,103
    Altamir.....................................................   3,771      66,774
    Alten SA....................................................  12,627   1,379,019
#   Altran Technologies SA......................................  98,879   1,289,136
*   Amplitude Surgical SAS......................................   3,043       8,981
    Amundi SA...................................................  10,451     751,920
    APRIL SA....................................................     953      22,869
    Arkema SA...................................................  37,485   3,848,832
    Assystem SA.................................................   4,086     160,796
    Atos SE.....................................................  25,402   2,619,220
    Aubay.......................................................   3,407     121,502
#   AXA SA...................................................... 158,718   4,232,461
    Axway Software SA...........................................   1,582      22,610
*   Baikowski SAS...............................................     388       6,534
    Bastide le Confort Medical..................................   1,878      81,795
    Beneteau SA.................................................  17,013     215,986
    Bigben Interactive..........................................   6,565      78,579
    BioMerieux..................................................  12,562     997,727
    BNP Paribas SA.............................................. 104,990   5,588,942
    Boiron SA...................................................   3,961     211,381
#   Bollore SA.................................................. 158,816     755,454
    Bonduelle SCA...............................................   8,513     272,657
#*  Bourbon Corp................................................   8,281      19,430
#   Bouygues SA.................................................  70,488   2,653,335
#   Bureau Veritas SA...........................................  50,889   1,289,969
    Burelle SA..................................................      13      13,712
    Capgemini SE................................................  22,258   2,701,103
#   Carrefour SA................................................ 243,829   4,752,235
#   Casino Guichard Perrachon SA................................  20,964     858,367
*   Cegedim SA..................................................   1,112      32,368
*   CGG SA......................................................  74,598     134,854
    Chargeurs SA................................................   5,362     114,253
    Cie de Saint-Gobain......................................... 105,451   4,323,486
    Cie des Alpes...............................................   5,985     180,685

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Cie Generale des Etablissements Michelin SCA................  44,861 $5,800,999
    Cie Plastic Omnium SA.......................................  36,230  1,097,675
#   CNP Assurances..............................................  34,317    810,593
*   Coface SA...................................................  44,839    452,284
    Credit Agricole SA.......................................... 108,750  1,493,360
    Danone SA, Sponsored ADR....................................     930     15,085
    Danone SA...................................................  41,326  3,342,346
    Dassault Aviation SA........................................      24     36,318
    Dassault Systemes SE........................................   7,715  1,221,770
    Dassault Systemes SE, Sponsored ADR.........................     288     45,746
    Derichebourg SA.............................................  50,289    219,143
    Devoteam SA.................................................   2,054    240,806
#   Edenred.....................................................  53,911  2,541,782
    Eiffage SA..................................................  41,936  4,378,588
    Electricite de France SA.................................... 155,164  2,240,868
#   Elior Group SA..............................................  44,697    619,150
    Elis SA.....................................................  48,477    865,148
    Engie SA.................................................... 157,692  2,340,544
    Eramet......................................................   6,044    423,255
    EssilorLuxottica SA.........................................  18,557  2,260,959
    Esso SA Francaise...........................................   1,283     44,049
*   Etablissements Maurel et Prom...............................   7,093     26,814
#   Eurofins Scientific SE......................................   3,304  1,512,994
    Euronext NV.................................................  19,753  1,372,480
#   Europcar Mobility Group.....................................  58,878    491,166
    Eutelsat Communications SA..................................  97,976  1,770,703
    Exel Industries, Class A....................................     664     48,409
    Faurecia SA.................................................  34,459  1,753,326
    Fleury Michon SA............................................     178      8,067
*   Fnac Darty S.A..............................................   9,670    850,134
    Gaztransport Et Technigaz SA................................   7,032    636,328
    Getlink SE.................................................. 105,857  1,703,867
    GL Events...................................................   7,032    173,297
    Groupe Crit.................................................   1,957    149,825
    Groupe Open.................................................   1,509     28,332
    Guerbet.....................................................   4,015    239,735
    Haulotte Group SA...........................................   4,122     40,315
    Hermes International........................................   1,359    956,147
*   ID Logistics Group..........................................   1,050    187,662
    Iliad SA....................................................   8,800    896,518
    Imerys SA...................................................  15,262    813,233
    Ingenico Group SA...........................................  27,856  2,351,051
    Interparfums SA.............................................   1,662     83,368
    Ipsen SA....................................................   4,514    527,190
    IPSOS.......................................................  15,047    436,456
    Jacquet Metal Service SA....................................   7,037    140,342
    JCDecaux SA.................................................  19,469    638,199
    Kaufman & Broad SA..........................................  12,087    482,266
#   Kering SA...................................................   3,243  1,919,059
    Korian SA...................................................  24,798    998,218
#   Lagardere SCA...............................................  75,284  2,050,422
*   Latecoere SACA..............................................  28,250    103,288
    Laurent-Perrier.............................................     280     29,634
    Le Belier...................................................   1,864     69,385
    Lectra......................................................  12,530    301,624
    Legrand SA..................................................  32,475  2,388,630
#   Linedata Services...........................................   2,487     77,837
    LISI........................................................  11,190    374,580
    LNA Sante SA................................................   2,930    151,415

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
#   L'Oreal SA..................................................   7,750 $2,131,657
#   LVMH Moet Hennessy Louis Vuitton SE.........................  19,797  7,772,641
    Maisons du Monde SA.........................................   5,640    121,435
#   Maisons France Confort SA...................................   1,748     72,447
    Manitou BF SA...............................................   2,358     77,572
    Manutan International.......................................     283     21,526
    Mersen SA...................................................   7,475    266,035
*   METabolic EXplorer SA.......................................  13,465     27,072
    Metropole Television SA.....................................  18,765    372,468
    Natixis SA.................................................. 163,215    961,784
    Neopost SA..................................................  16,120    395,402
    Nexans SA...................................................  14,464    507,320
    Nexity SA...................................................  22,792  1,066,080
#*  Nicox.......................................................   5,711     34,850
    NRJ Group...................................................   4,833     37,963
    Oeneo SA....................................................  11,145    127,029
#*  Onxeo SA....................................................  18,073     16,628
    Orange SA, Sponsored ADR....................................   5,502     85,611
    Orange SA................................................... 390,196  6,098,198
    Orpea.......................................................  13,926  1,699,091
    Pernod Ricard SA............................................   4,271    744,721
#   Peugeot SA.................................................. 282,821  7,415,249
*   Pierre & Vacances SA........................................   1,511     30,214
#   Plastivaloire...............................................   5,908     64,368
    PSB Industries SA...........................................     388     13,819
    Publicis Groupe SA, ADR.....................................   2,568     38,160
    Publicis Groupe SA..........................................  57,454  3,414,855
#   Rallye SA...................................................   9,436    109,906
#*  Recylex SA..................................................   5,631     31,611
    Remy Cointreau SA...........................................   2,797    372,703
    Renault SA..................................................  34,417  2,348,148
    Rexel SA.................................................... 137,632  1,850,310
    Robertet SA.................................................     157    100,265
    Rothschild & Co.............................................   6,076    209,104
    Rubis SCA...................................................  24,542  1,346,134
    Safran SA...................................................  14,127  2,059,168
    Sanofi, ADR.................................................   1,453     63,540
#   Sanofi......................................................  72,266  6,305,156
    Sartorius Stedim Biotech....................................   3,199    434,503
    Savencia SA.................................................   1,894    144,388
#   Schneider Electric SE.......................................  39,325  3,327,608
    Schneider Electric SE.......................................     523     44,447
#   SCOR SE.....................................................  47,231  1,928,186
    SEB SA......................................................   8,272  1,515,523
    Seche Environnement SA......................................     274      9,308
#   SES SA...................................................... 186,615  3,177,620
    Societe BIC SA..............................................  13,226  1,139,372
    Societe Generale SA.........................................  74,870  2,374,241
    Societe Marseillaise du Tunnel Prado-Carenage SA............     433      9,833
    Societe pour l'Informatique Industrielle....................   3,659     89,892
    Sodexo SA...................................................  13,563  1,555,101
*   SOITEC......................................................   5,386    545,506
#*  Solocal Group............................................... 173,704    184,804
    Somfy SA....................................................   3,809    345,000
    Sopra Steria Group..........................................   7,112    908,314
    SPIE SA.....................................................  47,646    919,823
*   Stallergenes Greer P.L.C....................................   1,278     52,683
    Stef SA.....................................................   2,270    215,001
    STMicroelectronics NV....................................... 136,967  2,515,361

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
FRANCE -- (Continued)
#   STMicroelectronics NV.......................................   5,594 $    102,650
    Suez........................................................  60,158      845,571
    Sword Group.................................................   1,094       39,838
    Synergie SA.................................................   5,310      212,742
#   Tarkett SA..................................................  20,496      496,819
*   Technicolor SA..............................................  66,788       80,156
    Teleperformance.............................................  17,077    3,282,894
#   Television Francaise 1......................................  34,570      377,874
    Thales SA...................................................  15,745    1,881,173
#   Thermador Groupe............................................   1,268       72,376
    Total Gabon.................................................     171       29,901
#   Total SA.................................................... 269,003   14,954,081
    TOTAL SA, Sponsored ADR.....................................  16,704      929,906
*   Touax SA....................................................   2,688       18,468
    Trigano SA..................................................   4,331      415,261
*   Ubisoft Entertainment SA....................................  25,742    2,459,344
    Union Financiere de France BQE SA...........................   1,909       43,550
    Valeo SA....................................................  32,755    1,191,389
#*  Vallourec SA................................................ 140,775      349,231
*   Valneva SE..................................................   8,108       29,935
    Veolia Environnement SA, ADR................................   1,217       28,855
    Veolia Environnement SA.....................................  33,326      788,242
    Vetoquinol SA...............................................     997       62,635
#   Vicat SA....................................................   8,127      429,789
    Vilmorin & Cie SA...........................................   2,607      145,071
#   Vinci SA....................................................  45,629    4,608,359
*   Virbac SA...................................................   1,379      245,641
    Vivendi SA..................................................  42,899    1,245,180
    Vranken-Pommery Monopole SA.................................     944       24,687
#*  Worldline SA................................................   9,358      589,808
    XPO Logistics Europe SADIR..................................      32       10,203
                                                                         ------------
TOTAL FRANCE....................................................          215,359,048
                                                                         ------------
GERMANY -- (5.0%)
    1&1 Drillisch AG............................................  13,878      518,240
    7C Solarparken AG...........................................   3,384       11,675
    Aareal Bank AG..............................................  27,316      955,463
    Adidas AG...................................................   9,575    2,466,405
    Adler Modemaerkte AG........................................   2,072        7,654
    ADLER Real Estate AG........................................   8,869      127,549
#   ADO Properties SA...........................................   6,925      364,011
*   ADVA Optical Networking SE..................................  22,486      192,999
*   AIXTRON SE..................................................  14,963      173,240
    All for One Group AG........................................     816       46,613
    Allgeier SE.................................................   1,536       44,029
    Allianz SE, Sponsored ADR...................................  21,958      529,627
    Allianz SE..................................................  31,191    7,539,305
    Amadeus Fire AG.............................................   1,819      242,746
    Aroundtown SA...............................................  47,797      388,328
    Aurubis AG..................................................  19,623      959,491
    Axel Springer SE............................................  18,389    1,041,545
    BASF SE..................................................... 138,625   11,317,475
    Basler AG...................................................     476       86,147
    Bauer AG....................................................   4,203      105,814
    Bayer AG, Sponsored ADR.....................................   1,092       18,335
    Bayer AG....................................................  66,002    4,391,431
    Bayerische Motoren Werke AG.................................  76,817    6,553,137
    BayWa AG....................................................   6,515      192,045
    Bechtle AG..................................................  13,344    1,373,717

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
GERMANY -- (Continued)
    Beiersdorf AG...............................................   3,375 $   369,295
    Bertrandt AG................................................   2,454     191,509
    bet-at-home.com AG..........................................     325      26,854
    Bijou Brigitte AG...........................................     671      33,200
    Bilfinger SE................................................  14,208     525,419
    Borussia Dortmund GmbH & Co. KGaA...........................  51,092     490,725
    Brenntag AG.................................................  45,305   2,444,776
    CANCOM SE...................................................   8,667     438,670
    Carl Zeiss Meditec AG.......................................   4,552     447,733
*   CECONOMY AG.................................................  72,863     489,420
    CENIT AG....................................................   4,360      66,841
    CENTROTEC Sustainable AG....................................   4,182      55,287
    Cewe Stiftung & Co. KGAA....................................   4,307     406,853
    comdirect bank AG...........................................   3,971      46,290
*   Commerzbank AG.............................................. 289,154   2,606,259
    CompuGroup Medical SE.......................................   8,899     590,529
    Continental AG..............................................  17,276   2,865,929
    Corestate Capital Holding SA................................   2,054      82,515
    Covestro AG.................................................  24,692   1,356,766
    CropEnergies AG.............................................  10,935      71,681
    CTS Eventim AG & Co. KGaA...................................  18,088     928,986
    Daimler AG.................................................. 174,048  11,423,810
*   Delivery Hero SE............................................   7,452     343,531
    Deutsche Bank AG............................................ 294,676   2,443,593
    Deutsche Bank AG............................................  45,969     380,623
    Deutsche Beteiligungs AG....................................   5,824     231,395
    Deutsche Boerse AG..........................................  20,104   2,686,344
    Deutsche EuroShop AG........................................  13,778     414,071
    Deutsche Lufthansa AG....................................... 114,289   2,765,078
    Deutsche Pfandbriefbank AG..................................  61,248     855,199
    Deutsche Post AG............................................  71,825   2,496,667
    Deutsche Telekom AG, Sponsored ADR..........................  13,453     225,876
    Deutsche Telekom AG......................................... 609,489  10,211,927
    Deutsche Wohnen SE..........................................  26,253   1,182,578
    Deutz AG....................................................  96,906     957,624
*   Dialog Semiconductor P.L.C..................................  30,505   1,186,772
    DIC Asset AG................................................  13,392     146,937
    Diebold Nixdorf AG..........................................   2,949     199,010
    DMG Mori AG.................................................   3,732     192,460
    Dr Hoenle AG................................................   1,186      74,897
    Draegerwerk AG & Co. KGaA...................................   1,349      62,978
    Duerr AG....................................................  32,619   1,475,160
    E.ON SE..................................................... 360,877   3,880,050
    Eckert & Ziegler Strahlen- und Medizintechnik AG............   1,058      93,359
    EDAG Engineering Group AG...................................   4,778      75,094
    Elmos Semiconductor AG......................................   6,338     174,627
    ElringKlinger AG............................................  12,064      91,504
    Energiekontor AG............................................   4,020      68,885
    Evonik Industries AG........................................  45,414   1,355,729
*   Evotec SE...................................................  32,842     819,711
    Ferratum Oyj................................................     610       8,241
    Fielmann AG.................................................   7,461     530,471
    First Sensor AG.............................................   2,116      56,811
    FORTEC Elektronik AG........................................     461      10,843
    Francotyp-Postalia Holding AG, Class A......................   4,794      19,445
    Fraport AG Frankfurt Airport Services Worldwide.............  12,035   1,001,855
    Freenet AG..................................................  79,469   1,867,140
    Fresenius Medical Care AG & Co. KGaA........................  54,762   4,615,529
    Fresenius SE & Co. KGaA.....................................  27,645   1,572,030

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    Fuchs Petrolub SE...........................................   9,534 $  380,702
    GEA Group AG................................................  50,869  1,425,231
    Gerresheimer AG.............................................  19,543  1,472,418
    Gesco AG....................................................   2,959     85,706
    GFT Technologies SE.........................................  10,615    108,251
    Grammer AG..................................................     272     11,757
    Grand City Properties SA....................................  25,875    609,718
    GRENKE AG...................................................   1,587    169,306
    H&R GmbH & Co. KGaA.........................................   5,091     42,136
    Hamburger Hafen und Logistik AG.............................  18,510    467,227
    Hannover Rueck SE...........................................   9,786  1,477,782
    Hapag-Lloyd AG..............................................  10,398    320,135
    HeidelbergCement AG.........................................  20,710  1,675,854
*   Heidelberger Druckmaschinen AG.............................. 166,662    312,262
    Hella GmbH & Co KGaA........................................  23,205  1,265,813
    Henkel AG & Co. KGaA........................................   2,660    253,655
    Highlight Communications AG.................................   2,448     12,507
    Hochtief AG.................................................   3,713    555,126
*   HolidayCheck Group AG.......................................  10,948     38,442
    Hornbach Baumarkt AG........................................   2,897     56,000
    Hornbach Holding AG & Co. KGaA..............................   1,102     59,743
    Hugo Boss AG................................................  22,532  1,574,405
    Indus Holding AG............................................   8,206    437,263
    Infineon Technologies AG.................................... 132,802  3,148,151
    Infineon Technologies AG, ADR...............................   9,006    213,172
*   Innogy SE...................................................  13,654    592,313
    Isra Vision AG..............................................   3,860    155,214
    IVU Traffic Technologies AG.................................   4,393     40,203
    Jenoptik AG.................................................  10,649    421,473
    K+S AG......................................................  90,423  1,841,226
    KION Group AG...............................................  41,705  2,868,996
    Kloeckner & Co. SE..........................................  31,651    222,700
    Koenig & Bauer AG...........................................   6,842    332,623
    Krones AG...................................................   3,137    292,670
    KWS Saat SE.................................................   2,285    155,039
    Lanxess AG..................................................  39,604  2,293,422
    LEG Immobilien AG...........................................  15,856  1,850,071
    Leifheit AG.................................................   2,646     64,651
    Leoni AG....................................................  16,129    372,966
*   LPKF Laser & Electronics AG.................................   3,217     31,808
*   Manz AG.....................................................   1,498     41,647
*   Medigene AG.................................................   1,354     13,475
    Merck KGaA..................................................   7,068    753,382
    METRO AG....................................................  95,603  1,624,440
    MLP SE......................................................  28,026    141,270
    MTU Aero Engines AG.........................................  15,622  3,685,694
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...  14,351  3,571,301
    Nemetschek SE...............................................   6,817  1,261,146
    Nexus AG....................................................   1,568     44,913
*   Nordex SE...................................................  28,602    464,609
    Norma Group SE..............................................  21,771  1,029,418
    OHB SE......................................................   2,856    114,344
    OSRAM Licht AG..............................................  27,041    930,075
    Paragon GmbH & Co. KGaA.....................................     760     24,075
    Patrizia Immobilien AG......................................  13,156    274,415
*   Petro Welt Technologies AG..................................   1,610      9,116
    Pfeiffer Vacuum Technology AG...............................   3,384    568,858
    PNE AG......................................................  31,116     85,883
    Progress-Werk Oberkirch AG..................................     638     19,008

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    ProSiebenSat.1 Media SE.....................................  64,185 $1,014,672
    PSI Software AG.............................................   1,986     41,249
    Puma SE.....................................................     385    238,459
    Puma SE.....................................................     209    129,280
*   QIAGEN NV...................................................  14,153    548,021
    QSC AG......................................................  74,594    125,896
    Rational AG.................................................     995    671,898
    Rheinmetall AG..............................................  26,853  3,094,216
    RHOEN-KLINIKUM AG...........................................   6,013    177,425
    RIB Software SE.............................................   4,761     93,801
*   Rocket Internet SE..........................................  32,936    870,190
    RTL Group SA................................................  14,468    815,245
    RWE AG...................................................... 107,501  2,757,405
    S&T AG......................................................  11,418    308,491
    SAF-Holland SA..............................................  20,283    253,100
    Salzgitter AG...............................................  16,916    559,094
    SAP SE, Sponsored ADR.......................................   1,405    181,048
    SAP SE......................................................  20,529  2,646,358
*   Schaltbau Holding AG........................................   1,428     45,344
    Schloss Wachenheim AG.......................................     576     11,347
    Scout24 AG..................................................   6,268    323,293
    Secunet Security Networks AG................................     306     37,475
*   Senvion SA..................................................   2,027      2,263
*   SGL Carbon SE...............................................   3,031     27,137
*   Shop Apotheke Europe NV.....................................     864     33,487
    SHW AG......................................................   2,751     63,781
    Siemens AG..................................................  15,495  1,857,885
    Siltronic AG................................................  13,071  1,284,199
    Sixt Leasing SE.............................................   6,215     90,118
    Sixt SE.....................................................   7,260    809,581
    SMA Solar Technology AG.....................................   2,620     59,793
*   SMT Scharf AG...............................................     697     10,117
    Software AG.................................................  10,498    400,648
    Stabilus SA.................................................   7,794    434,926
    STRATEC SE..................................................     624     44,002
    Stroeer SE & Co. KGaA.......................................  17,865  1,209,885
    Suedzucker AG...............................................  33,427    514,420
*   SUESS MicroTec SE...........................................   5,426     71,420
    Surteco Group SE............................................   3,208     90,234
    Symrise AG..................................................  16,732  1,610,504
    TAG Immobilien AG...........................................  46,676  1,051,142
    Takkt AG....................................................  13,968    219,849
*   Talanx AG...................................................  15,338    613,830
    Technotrans SE..............................................   3,675    100,870
*   Tele Columbus AG............................................   8,186     17,629
    Telefonica Deutschland Holding AG........................... 190,256    617,825
    Thyssenkrupp AG.............................................  49,494    697,798
    TLG Immobilien AG...........................................  22,481    662,307
*   Tom Tailor Holding SE.......................................  13,839     38,187
    Traffic Systems SE..........................................     789     12,343
    Uniper SE...................................................  56,289  1,708,001
    United Internet AG..........................................  58,783  2,363,363
    VERBIO Vereinigte BioEnergie AG.............................  10,179     88,311
    Volkswagen AG...............................................   7,531  1,350,285
    Vonovia SE..................................................  34,671  1,732,724
    Vossloh AG..................................................   2,813    129,477
    Wacker Chemie AG............................................   8,087    710,914
    Wacker Neuson SE............................................  11,867    329,795
    Washtec AG..................................................   3,668    288,764

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
GERMANY -- (Continued)
    Wirecard AG.................................................     9,460 $  1,429,097
    Wuestenrot & Wuerttembergische AG...........................    10,676      219,110
    XING SE.....................................................       851      316,703
    Zeal Network SE.............................................     4,025       91,577
                                                                           ------------
TOTAL GERMANY...................................................            191,093,226
                                                                           ------------
GREECE -- (0.0%)
    Aegean Airlines SA..........................................     1,506       14,241
*   Alpha Bank AE...............................................     1,555        2,421
*   FF Group....................................................     1,384        3,114
    Hellenic Exchanges - Athens Stock Exchange SA...............     3,515       17,680
    Hellenic Petroleum SA.......................................     5,690       52,784
    Hellenic Telecommunications Organization SA.................    15,479      214,986
    Holding Co. ADMIE IPTO SA...................................     4,356        8,371
*   Intralot SA-Integrated Lottery Systems & Services...........    13,391        6,260
    JUMBO SA....................................................     4,821       87,988
    Motor Oil Hellas Corinth Refineries SA......................     2,271       57,915
    Mytilineos Holdings SA......................................     7,593       82,221
*   National Bank of Greece SA..................................       104          228
    OPAP SA.....................................................     6,092       65,740
*   Piraeus Bank SA.............................................        29           60
*   Public Power Corp. SA.......................................     4,356        6,184
    Titan Cement Co. SA.........................................     2,126       46,094
                                                                           ------------
TOTAL GREECE....................................................                666,287
                                                                           ------------
HONG KONG -- (2.2%)
    Aeon Credit Service Asia Co., Ltd...........................    68,000       67,822
#   Agritrade Resources, Ltd.................................... 1,490,000      242,746
    AIA Group, Ltd.............................................. 1,173,600   12,017,002
    Allied Properties HK, Ltd...................................   608,000      139,595
    Alltronics Holdings, Ltd....................................    44,000        5,090
    APAC Resources, Ltd.........................................    66,000        9,510
*   Applied Development Holdings, Ltd...........................   415,000       20,515
    Asia Financial Holdings, Ltd................................    72,000       43,769
    Asia Satellite Telecommunications Holdings, Ltd.............     9,500        8,090
    Asia Standard International Group, Ltd......................   194,000       39,602
    Asiasec Properties, Ltd.....................................    63,900       22,026
    ASM Pacific Technology, Ltd.................................   114,900    1,332,727
*   Auto Italia Holdings........................................   475,000        4,000
    Bank of East Asia, Ltd. (The)...............................   197,090      622,116
*   BeijingWest Industries International, Ltd...................    74,000        7,643
    BOC Aviation, Ltd...........................................    83,000      713,425
    BOC Hong Kong Holdings, Ltd.................................   323,500    1,449,994
#   BOE Varitronix, Ltd.........................................    89,000       26,795
*   Bonjour Holdings, Ltd.......................................   488,000       12,516
#   Bright Smart Securities & Commodities Group, Ltd............   274,000       63,354
*   Brightoil Petroleum Holdings, Ltd...........................   789,000      150,864
*   Burwill Holdings, Ltd.......................................   882,000       15,638
    Cafe de Coral Holdings, Ltd.................................   212,000      522,318
#   Camsing International Holding, Ltd..........................    24,000       25,537
    Cathay Pacific Airways, Ltd.................................   180,000      303,123
    Century City International Holdings, Ltd....................   320,000       28,583
    CGN Mining Co., Ltd.........................................   475,000       23,654
*   China Best Group Holding, Ltd............................... 1,240,000       30,395
*   China Energy Development Holdings, Ltd...................... 1,658,000       35,985
*   China LNG Group, Ltd........................................   238,000       31,888
    China Motor Bus Co., Ltd....................................     2,400       31,367
#   China New Higher Education Group Ltd........................   152,000       67,970

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
#   China Star Entertainment, Ltd............................... 1,090,000 $   80,676
*   China Strategic Holdings, Ltd............................... 4,765,000     48,446
    Chinese Estates Holdings, Ltd...............................   129,500    135,192
*   Chinlink International Holdings, Ltd........................   179,600     21,795
    Chinney Investments, Ltd....................................    48,000     16,961
    Chow Sang Sang Holdings International, Ltd..................   139,000    230,985
#   Chow Tai Fook Jewellery Group, Ltd..........................   216,800    232,041
    Chuang's China Investments, Ltd.............................   440,000     28,652
    Chuang's Consortium International, Ltd......................   336,000     76,632
    CITIC Telecom International Holdings, Ltd................... 1,036,000    429,310
    CK Asset Holdings, Ltd......................................   218,200  1,754,446
    CK Hutchison Holdings, Ltd..................................   214,700  2,257,336
    CK Infrastructure Holdings, Ltd.............................    76,000    616,324
#   CK Life Sciences Intl Holdings, Inc......................... 1,156,000     67,154
    CLP Holdings, Ltd...........................................    64,500    732,053
*   CMIC Ocean En-Tech Holding Co., Ltd.........................    36,000      1,904
*   CMMB Vision Holdings, Ltd...................................   536,000      5,531
    CNQC International Holdings, Ltd............................   342,500     69,416
#*  Common Splendor International Health Industry Group, Ltd....   388,000     26,234
    Convenience Retail Asia, Ltd................................    68,000     34,689
#*  Convoy Global Holdings, Ltd................................. 1,758,000      7,014
*   Cosmopolitan International Holdings, Ltd....................    64,000     12,382
    Cowell e Holdings, Inc......................................   127,000     28,793
    Crocodile Garments..........................................    99,000      9,189
    Cross-Harbour Holdings, Ltd. (The)..........................    28,671     40,207
    CSI Properties, Ltd......................................... 2,040,000    114,460
*   CST Group, Ltd.............................................. 6,304,000     19,286
    CW Group Holdings, Ltd......................................   193,500      2,136
    Dah Sing Banking Group, Ltd.................................   194,400    372,040
    Dah Sing Financial Holdings, Ltd............................    73,600    386,618
#   Dickson Concepts International, Ltd.........................    30,500     16,447
    Dynamic Holdings, Ltd.......................................    12,000     12,022
    Eagle Nice International Holdings, Ltd......................   128,000     48,097
    EcoGreen International Group, Ltd...........................    50,000     10,468
*   eForce Holdings, Ltd........................................   408,000      9,542
    Emperor Capital Group, Ltd.................................. 1,728,000     80,572
    Emperor Entertainment Hotel, Ltd............................   220,000     47,128
    Emperor International Holdings, Ltd.........................   598,000    178,714
    Emperor Watch & Jewellery, Ltd.............................. 1,680,000     51,215
*   ENM Holdings, Ltd...........................................   360,000     40,889
#*  Esprit Holdings, Ltd........................................   898,200    182,315
    Fairwood Holdings, Ltd......................................    18,000     62,986
    Far East Consortium International, Ltd......................   651,026    307,392
*   Far East Holdings International, Ltd........................   117,000      5,820
#*  FIH Mobile, Ltd............................................. 1,423,000    212,699
    First Pacific Co., Ltd...................................... 1,166,000    483,587
*   First Shanghai Investments, Ltd.............................   392,000     29,038
    Fountain SET Holdings, Ltd..................................   350,000     61,467
    Freeman Fintech Corp, Ltd...................................   532,000     23,123
    Future Bright Holdings, Ltd.................................   174,000     12,215
*   Future World Financial Holdings, Ltd........................    21,796        267
    Galaxy Entertainment Group, Ltd.............................   148,000  1,108,406
    Genting Hong Kong, Ltd......................................   188,000     25,189
    Get Nice Holdings, Ltd...................................... 2,974,000    106,205
    Giordano International, Ltd.................................   818,000    389,215
#   Global Brands Group Holding, Ltd............................   237,398     29,040
#*  Gold-Finance Holdings, Ltd..................................   184,000      3,682
*   Good Resources Holdings, Ltd................................   630,000     13,037
    Goodbaby International Holdings, Ltd........................   329,000     93,423

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
HONG KONG -- (Continued)
    Great Eagle Holdings, Ltd...................................     84,214 $  396,877
#*  Great Harvest Maeta Group Holdings, Ltd.....................    117,500     26,665
*   G-Resources Group, Ltd...................................... 11,061,000    105,966
    Group Sense International, Ltd..............................    390,000     11,037
    Guoco Group, Ltd............................................      2,000     29,796
#   Guotai Junan International Holdings, Ltd....................  1,430,000    288,640
#   Haitong International Securities Group, Ltd.................  1,048,770    380,448
    Hang Lung Group, Ltd........................................    207,000    617,358
    Hang Lung Properties, Ltd...................................    308,000    724,947
    Hang Seng Bank, Ltd.........................................     67,500  1,773,469
    Hanison Construction Holdings, Ltd..........................     60,757     10,462
*   Hao Tian Development Group, Ltd.............................    500,500     13,661
    Henderson Land Development Co., Ltd.........................    112,554    693,687
    HK Electric Investments & HK Electric Investments, Ltd......    184,000    180,308
    HKBN, Ltd...................................................    247,000    442,332
#   HKR International, Ltd......................................    388,960    214,110
    HKT Trust & HKT, Ltd........................................  1,028,000  1,593,817
    Hon Kwok Land Investment Co., Ltd...........................     22,000     11,493
    Hong Kong & China Gas Co., Ltd..............................    255,152    609,114
    Hong Kong Exchanges & Clearing, Ltd.........................     65,462  2,274,072
    Hong Kong Ferry Holdings Co., Ltd...........................     18,000     20,357
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................    136,000     51,489
#*  Hong Kong Television Network, Ltd...........................    114,000     50,606
    Hongkong & Shanghai Hotels, Ltd. (The)......................    210,000    307,484
    Honma Golf, Ltd.............................................     53,500     53,339
    Hopewell Holdings, Ltd......................................    183,000    905,109
*   Hsin Chong Group Holdings, Ltd..............................    620,000     27,662
*   Huan Yue Interactive Holdings, Ltd..........................    288,000     25,322
    Hung Hing Printing Group, Ltd...............................    224,000     38,837
    Hutchison Telecommunications Hong Kong Holdings, Ltd........    900,000    381,175
    Hysan Development Co., Ltd..................................     93,000    521,240
*   I-CABLE Communications, Ltd.................................    800,100     10,598
    IGG, Inc....................................................    257,000    325,838
#*  Imagi International Holdings, Ltd...........................     90,300     25,364
    International Housewares Retail Co., Ltd....................    113,000     29,677
    IPE Group, Ltd..............................................    205,000     25,357
    IT, Ltd.....................................................    364,000    176,543
#   ITC Properties Group, Ltd...................................    189,927     46,964
    Jacobson Pharma Corp., Ltd..................................     54,000     10,203
    Johnson Electric Holdings, Ltd..............................    182,500    429,645
    Karrie International Holdings, Ltd..........................    338,000     50,466
    Kerry Logistics Network, Ltd................................    219,000    390,760
    Kerry Properties, Ltd.......................................    196,000    838,952
    Kingmaker Footwear Holdings, Ltd............................    158,000     33,191
    Kingston Financial Group, Ltd...............................    962,000    225,972
    Kowloon Development Co., Ltd................................    143,000    194,458
    Kwoon Chung Bus Holdings, Ltd...............................     22,000     11,811
#   Lai Sun Development Co., Ltd................................     97,880    153,181
*   Landing International Development, Ltd......................    499,800    159,744
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................     68,000     27,823
#*  Leyou Technologies Holdings, Ltd............................    900,000    258,260
    Li & Fung, Ltd..............................................  2,582,000    429,006
    Lifestyle International Holdings, Ltd.......................    220,500    384,295
    Lippo China Resources, Ltd..................................    810,000     18,636
    Lippo, Ltd..................................................     58,000     23,269
    Liu Chong Hing Investment, Ltd..............................     82,000    142,752
    L'Occitane International SA.................................    214,750    385,909

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    Luk Fook Holdings International, Ltd........................   155,000 $  555,364
    Lung Kee Bermuda Holdings...................................    74,000     32,263
    Macau Legend Development, Ltd...............................   657,000    105,552
    Man Wah Holdings, Ltd.......................................   976,400    502,343
#*  Mason Group Holdings, Ltd................................... 9,010,798    147,048
    Master Glory Group, Ltd.....................................         0          0
    Master Glory Group, Ltd.....................................   197,847      8,323
#   Mega Expo Holdings, Ltd.....................................   110,000     62,159
#   Melco International Development, Ltd........................   443,000  1,088,587
    Melco Resorts & Entertainment, Ltd., ADR....................     3,081     77,333
    MGM China Holdings, Ltd.....................................    79,600    164,323
#   Microport Scientific Corp...................................   127,000    119,680
    Midland Holdings, Ltd.......................................   154,854     33,810
    Million Hope Industries Holdings, Ltd.......................     3,502        326
    Ming Fai International Holdings, Ltd........................   139,000     20,035
#   Miramar Hotel & Investment..................................    64,000    134,495
    Modern Dental Group, Ltd....................................    73,000     12,565
*   Mongolian Mining Corp....................................... 1,909,000     35,837
    MTR Corp., Ltd..............................................    53,763    320,289
    NagaCorp., Ltd..............................................   774,000    993,932
    Nameson Holdings, Ltd.......................................   354,000     31,996
*   NEW Concepts Holdings, Ltd..................................    32,000      5,696
*   New Times Energy Corp., Ltd.................................   572,000      7,370
    New World Development Co., Ltd.............................. 1,139,808  1,888,332
*   NewOcean Energy Holdings, Ltd...............................   370,000    101,956
*   Nine Express, Ltd...........................................   312,000      7,646
    NWS Holdings, Ltd...........................................   267,116    555,475
#   OP Financial, Ltd...........................................   148,000     46,983
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.......   180,000      6,766
    Oriental Watch Holdings.....................................   210,000     62,153
    Oshidori International Holdings, Ltd........................ 1,594,198    252,636
    Pacific Basin Shipping, Ltd................................. 2,167,000    445,235
    Pacific Textiles Holdings, Ltd..............................   553,000    467,928
    Paliburg Holdings, Ltd......................................   128,000     52,590
#*  Paradise Entertainment, Ltd.................................   132,000     21,033
    PC Partner Group, Ltd.......................................   122,000     33,539
    PCCW, Ltd................................................... 2,161,000  1,303,039
    Perfect Shape Medical, Ltd..................................    88,000     27,508
    Pico Far East Holdings, Ltd.................................   324,000    119,169
    Playmates Holdings, Ltd.....................................   260,000     38,415
    Playmates Toys, Ltd.........................................   300,000     27,545
    Polytec Asset Holdings, Ltd.................................   124,300     17,754
    Power Assets Holdings, Ltd..................................    73,500    512,675
    Prada SpA...................................................    95,200    267,772
*   PT International Development Co., Ltd.......................   264,000     17,834
    Public Financial Holdings, Ltd..............................   180,000     78,719
*   PYI Corp., Ltd..............................................   446,000      6,657
#   Qianhai Health Holdings, Ltd................................    12,749        404
    Rare Earth Magnesium Technology Group Holdings, Ltd.........         0          0
*   Realord Group Holdings, Ltd.................................    82,000     49,963
    Regal Hotels International Holdings, Ltd....................   144,000     90,180
*   Regent Pacific Group, Ltd...................................   750,000     23,948
#   Regina Miracle International Holdings, Ltd..................    81,000     64,985
#   Sa Sa International Holdings, Ltd...........................   607,487    206,259
    Safety Godown Co., Ltd......................................     8,000     15,966
    Samsonite International SA..................................   548,700  1,573,660
    Sands China, Ltd............................................    95,200    523,996
    SAS Dragon Holdings, Ltd....................................    88,000     28,960
#   SEA Holdings, Ltd...........................................    60,582     77,375

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    Shangri-La Asia, Ltd........................................   328,000 $  465,033
    Shenwan Hongyuan HK, Ltd....................................   120,000     28,041
    Shun Tak Holdings, Ltd......................................   664,000    295,815
*   Silver Base Group Holdings, Ltd.............................   195,000      6,315
*   Sincere Watch Hong Kong, Ltd................................   430,000      7,904
    Singamas Container Holdings, Ltd............................   732,000    129,725
    Sino Land Co., Ltd..........................................   485,204    853,500
    SITC International Holdings Co., Ltd........................   592,000    630,223
    Sitoy Group Holdings, Ltd...................................   176,000     41,233
    SJM Holdings, Ltd...........................................   607,000    733,981
    SmarTone Telecommunications Holdings, Ltd...................   238,500    248,561
*   SOCAM Development, Ltd......................................    26,610      6,612
*   Solartech International Holdings, Ltd.......................   880,000      8,550
    Soundwill Holdings, Ltd.....................................    31,500     47,169
*   South Shore Holdings, Ltd...................................   124,300      5,152
    Stella International Holdings, Ltd..........................   163,000    289,237
#*  Summit Ascent Holdings, Ltd.................................   256,000     53,205
    Sun Hung Kai & Co., Ltd.....................................   229,000    114,207
    Sun Hung Kai Properties, Ltd................................   135,500  2,338,505
#   SUNeVision Holdings, Ltd....................................    80,000     68,293
    Swire Pacific, Ltd., Class A................................    96,000  1,215,692
    Swire Pacific, Ltd., Class B................................   167,500    332,215
    Swire Properties, Ltd.......................................    67,800    275,899
    TAI Cheung Holdings, Ltd....................................    47,000     49,798
*   Talent Property Group, Ltd.................................. 1,200,000      9,571
    Tao Heung Holdings, Ltd.....................................   168,000     32,782
    Techtronic Industries Co., Ltd..............................   286,500  2,073,257
    Television Broadcasts, Ltd..................................    92,900    182,516
    Texwinca Holdings, Ltd......................................   340,000    135,164
#   TK Group Holdings, Ltd......................................    96,000     64,824
#*  TOM Group, Ltd..............................................    54,000     12,612
#*  Town Health International Medical Group, Ltd................   274,000     24,100
    Tradelink Electronic Commerce, Ltd..........................   290,000     52,514
    Transport International Holdings, Ltd.......................   101,011    308,417
*   Trinity, Ltd................................................   666,000     32,279
    Tsui Wah Holdings, Ltd......................................   264,000     28,287
    United Laboratories International Holdings, Ltd. (The)......   338,000    197,925
*   Value Convergence Holdings, Ltd.............................   148,000     13,395
    Value Partners Group, Ltd...................................   604,046    455,286
    Vantage International Holdings, Ltd.........................    70,000      6,436
    Vedan International Holdings, Ltd...........................   124,000     12,192
    Victory City International Holdings, Ltd.................... 2,712,985     31,456
    Vitasoy International Holdings, Ltd.........................   218,000  1,097,672
    VPower Group International Holdings, Ltd....................    87,000     31,413
#   VSTECS Holdings, Ltd........................................   350,000    191,643
    VTech Holdings, Ltd.........................................    58,600    535,410
    Wai Kee Holdings, Ltd.......................................    22,000     14,930
    Wang On Group, Ltd.......................................... 4,680,000     53,067
    WH Group, Ltd............................................... 2,349,000  2,779,367
    Wharf Holdings, Ltd. (The)..................................   179,000    514,440
    Wharf Real Estate Investment Co., Ltd.......................    68,000    521,171
    Wheelock & Co., Ltd.........................................   124,000    883,675
    Win Hanverky Holdings, Ltd..................................   114,000     14,378
    Winfull Group Holdings, Ltd.................................   984,000     13,421
    Wing Tai Properties, Ltd....................................    16,000     12,152
*   Wonderful Sky Financial Group Holdings, Ltd.................    94,000     15,349
    Wynn Macau, Ltd.............................................   127,600    367,127
    Xinyi Glass Holdings, Ltd...................................   936,000  1,070,529
    YT Realty Group, Ltd........................................    62,245     18,585

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
HONG KONG -- (Continued)
    Yue Yuen Industrial Holdings, Ltd........................... 340,000 $ 1,098,193
                                                                         -----------
TOTAL HONG KONG.................................................          81,832,095
                                                                         -----------
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C..................... 174,917     275,797
    MOL Hungarian Oil & Gas P.L.C............................... 153,397   1,766,469
    OTP Bank P.L.C..............................................  19,097     849,262
    Richter Gedeon Nyrt.........................................  35,355     701,504
                                                                         -----------
TOTAL HUNGARY...................................................           3,593,032
                                                                         -----------
INDIA -- (2.7%)
*   3M India, Ltd...............................................     343     113,059
    Aarti Drugs, Ltd............................................   3,945      35,176
    Aarti Industries, Ltd.......................................  10,133     236,358
    ABB India, Ltd..............................................   1,147      24,345
    Abbott India, Ltd...........................................     863      91,964
    ACC, Ltd....................................................  11,892     279,066
    Adani Enterprises, Ltd......................................  87,517     159,398
*   Adani Gas, Ltd..............................................  87,517     166,072
*   Adani Green Energy, Ltd.....................................  66,600      38,091
    Adani Ports & Special Economic Zone, Ltd.................... 115,584     651,088
*   Adani Power, Ltd............................................ 468,478     300,229
*   Adani Transmissions, Ltd....................................  95,432     299,232
*   Aditya Birla Capital, Ltd...................................  89,027     125,021
*   Aditya Birla Fashion and Retail, Ltd........................  49,641     155,449
    Advanced Enzyme Technologies, Ltd...........................  14,719      40,306
    Aegis Logistics, Ltd........................................  25,160      70,221
    Agro Tech Foods, Ltd........................................   1,165       9,764
    Ahluwalia Contracts India, Ltd..............................   1,883       8,855
    AIA Engineering, Ltd........................................   6,681     173,980
    Ajanta Pharma, Ltd..........................................  12,094     172,456
    Akzo Nobel India, Ltd.......................................   2,300      56,598
    Alembic Pharmaceuticals, Ltd................................  25,708     205,214
    Alembic, Ltd................................................  28,091      16,854
    Alkyl Amines Chemicals......................................   1,008      12,197
*   Allahabad Bank.............................................. 142,426      95,575
    Allcargo Logistics, Ltd.....................................  23,113      35,705
    Amara Raja Batteries, Ltd...................................  20,590     196,001
    Ambuja Cements, Ltd.........................................  84,545     267,763
*   Amtek Auto, Ltd.............................................  25,857       1,048
    Anant Raj, Ltd..............................................  44,042      19,277
*   Andhra Bank................................................. 160,104      56,919
    Andhra Sugars, Ltd. (The)...................................   1,273       6,305
*   Anveshan Heavy Engineering, Ltd.............................   2,154      14,319
    Apar Industries, Ltd........................................   5,035      48,571
    APL Apollo Tubes, Ltd.......................................   3,758      86,179
    Apollo Hospitals Enterprise, Ltd............................  10,349     181,483
    Apollo Tyres, Ltd........................................... 108,955     321,738
*   Arvind Fashions, Ltd........................................  11,632     167,243
    Arvind, Ltd.................................................  58,162      69,364
    Asahi India Glass, Ltd......................................  16,342      55,665
    Ashok Leyland, Ltd.......................................... 338,363     423,834
    Ashoka Buildcon, Ltd........................................  26,970      48,005
    Asian Paints, Ltd...........................................  13,815     290,787
    Astra Microwave Products, Ltd...............................   5,679       7,123
    Astral Polytechnik, Ltd.....................................   6,708     119,636
    Atul, Ltd...................................................   3,062     149,815
    Aurobindo Pharma, Ltd....................................... 108,529   1,274,736

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Automotive Axles, Ltd.......................................   3,296 $   53,553
    Avanti Feeds, Ltd...........................................  11,470     60,102
*   Avenue Supermarts, Ltd......................................   2,846     52,784
*   Axis Bank, Ltd.............................................. 128,354  1,411,541
    Bajaj Auto, Ltd.............................................   7,256    311,841
*   Bajaj Corp., Ltd............................................  14,013     66,191
    Bajaj Electricals, Ltd......................................  14,112    115,624
    Bajaj Finance, Ltd..........................................  11,609    517,557
    Bajaj Finserv, Ltd..........................................   5,764    623,055
*   Bajaj Hindusthan Sugar, Ltd................................. 134,537     16,055
    Bajaj Holdings & Investment, Ltd............................   8,634    383,568
    Balaji Amines, Ltd..........................................   4,219     26,563
    Balaji Telefilms, Ltd.......................................  11,121     12,061
    Balkrishna Industries, Ltd..................................  22,762    299,767
    Balmer Lawrie & Co., Ltd....................................  10,464     25,504
    Balrampur Chini Mills, Ltd..................................  78,988    171,621
    Banco Products India, Ltd...................................   9,409     20,052
*   Bank of Baroda.............................................. 152,650    255,878
*   Bank of Maharashtra.........................................  67,803     17,609
    BASF India, Ltd.............................................     948     18,878
    Bata India, Ltd.............................................   8,574    179,399
    Bayer CropScience, Ltd......................................     518     31,265
    BEML, Ltd...................................................   4,494     56,338
    Berger Paints India, Ltd....................................  33,662    155,843
*   BF Utilities, Ltd...........................................   2,948      7,799
    Bhansali Engineering Polymers, Ltd..........................  13,207     13,716
    Bharat Electronics, Ltd..................................... 231,421    289,624
*   Bharat Financial Inclusion, Ltd.............................  15,598    225,210
    Bharat Forge, Ltd...........................................  70,310    476,076
    Bharat Heavy Electricals, Ltd............................... 215,025    218,441
    Bharat Petroleum Corp., Ltd.................................  48,828    267,576
    Bharti Airtel, Ltd.......................................... 336,595  1,547,413
    Bharti Infratel, Ltd........................................  40,175    151,690
    Biocon, Ltd.................................................  28,703    245,484
    Birla Corp., Ltd............................................   7,752     55,889
    Bliss Gvs Pharma, Ltd.......................................  16,236     39,319
    BLS International Services, Ltd.............................   5,382      9,449
    Blue Dart Express, Ltd......................................   1,564     73,785
    Blue Star, Ltd..............................................   6,502     63,212
    Bodal Chemicals, Ltd........................................  20,599     36,039
    Bombay Dyeing & Manufacturing Co., Ltd......................  12,073     19,356
    Borosil Glass Works, Ltd....................................   3,116      9,028
    Bosch, Ltd..................................................     340     88,001
    Brigade Enterprises, Ltd....................................  15,445     50,088
    Britannia Industries, Ltd...................................   4,254    177,260
    BSE, Ltd....................................................   4,534     40,455
    Cadila Healthcare, Ltd......................................  51,838    244,480
    Can Fin Homes, Ltd..........................................  23,250    106,231
*   Canara Bank.................................................  40,496    151,198
    Capacit'e Infraprojects, Ltd................................   5,328     17,409
    Caplin Point Laboratories, Ltd..............................   5,976     31,398
    Carborundum Universal, Ltd..................................  21,129    108,913
    Care Ratings, Ltd...........................................   9,089    128,582
    Castrol India, Ltd..........................................  31,633     69,656
    CCL Products India, Ltd.....................................  36,778    136,434
    Ceat, Ltd...................................................   8,354    126,260
    Central Depository Services India, Ltd......................   4,556     15,335
    Century Plyboards India, Ltd................................  21,503     53,668
    Century Textiles & Industries, Ltd..........................  18,623    245,658

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Cera Sanitaryware, Ltd......................................   2,805 $113,216
    CESC, Ltd...................................................  15,790  159,001
*   CG Power and Industrial Solutions, Ltd...................... 125,534   67,974
    Chambal Fertilizers & Chemicals, Ltd........................  67,533  150,858
    Chennai Petroleum Corp., Ltd................................  13,408   48,741
    Chennai Super Kings Cricket, Ltd............................  52,326      317
    Cholamandalam Investment and Finance Co., Ltd...............  15,965  318,543
    Cipla, Ltd..................................................  59,623  482,593
    City Union Bank, Ltd........................................  73,408  215,292
*   Claro India, Ltd............................................   2,251    3,249
    Coal India, Ltd.............................................  16,472   59,803
    Cochin Shipyard, Ltd........................................   6,110   33,045
*   Coffee Day Enterprises, Ltd.................................  10,998   41,178
    Colgate-Palmolive India, Ltd................................  10,337  179,856
    Container Corp. Of India, Ltd...............................  30,916  219,939
    Coromandel International, Ltd...............................  43,719  272,191
*   Corp. Bank.................................................. 128,005   50,668
*   Cox & Kings Financial Service, Ltd..........................  13,395    7,289
    Cox & Kings, Ltd............................................  40,185   69,921
    CRISIL, Ltd.................................................   4,498   92,999
    Crompton Greaves Consumer Electricals, Ltd.................. 118,788  405,511
    Cummins India, Ltd..........................................   2,779   28,901
    Cyient, Ltd.................................................   9,656   81,871
    Dabur India, Ltd............................................  37,132  212,318
    DB Corp., Ltd...............................................  12,388   33,346
    DCB Bank, Ltd...............................................  71,304  217,070
    DCM Shriram, Ltd............................................  17,923  112,746
    Deepak Fertilisers & Petrochemicals Corp., Ltd..............  12,703   24,695
    Deepak Nitrite, Ltd.........................................   7,234   27,472
    Delta Corp., Ltd............................................  11,335   39,912
    Dewan Housing Finance Corp., Ltd............................  62,000  118,441
    Dhampur Sugar Mills, Ltd....................................  11,915   38,189
    Dhanuka Agritech, Ltd.......................................   5,798   31,092
    Digicontent, Ltd............................................   5,905    1,851
    Dilip Buildcon, Ltd.........................................  15,884  122,691
    Dish TV India, Ltd.......................................... 100,541   52,036
*   Dishman Carbogen Amcis, Ltd.................................  20,861   68,374
    Divi's Laboratories, Ltd....................................  18,399  461,652
    DLF, Ltd.................................................... 102,853  254,526
    Dr Lal PathLabs, Ltd........................................   4,848   72,481
    Dr Reddy's Laboratories, Ltd., ADR..........................   2,000   83,780
    Dr Reddy's Laboratories, Ltd................................  11,918  501,640
    eClerx Services, Ltd........................................  10,968  180,562
    Edelweiss Financial Services, Ltd........................... 101,949  218,263
    Eicher Motors, Ltd..........................................     810  236,862
    EID Parry India, Ltd........................................  27,575   76,690
    EIH, Ltd....................................................  27,446   74,500
    Electrosteel Castings, Ltd..................................  26,513    7,454
    Elgi Equipments, Ltd........................................   6,868   26,258
    Emami, Ltd..................................................  16,444   90,923
    Endurance Technologies, Ltd.................................   4,717   80,226
    Engineers India, Ltd........................................  42,236   67,797
*   Eris Lifesciences, Ltd......................................   2,384   21,469
*   Eros International Media, Ltd...............................  10,037   10,310
    Escorts, Ltd................................................  16,239  173,775
    Essel Propack, Ltd..........................................  52,960  103,142
    Eveready Industries India, Ltd..............................  13,896   23,393
    Exide Industries, Ltd.......................................  77,373  238,053
*   FDC, Ltd....................................................   8,703   21,988

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Federal Bank, Ltd........................................... 364,883 $  487,275
*   Federal-Mogul Goetze India, Ltd.............................   1,619     12,890
    Finolex Cables, Ltd.........................................  13,524     85,599
    Finolex Industries, Ltd.....................................  10,095     67,284
    Firstsource Solutions, Ltd..................................  78,315     57,160
*   Fortis Healthcare, Ltd......................................  78,378    156,566
*   Future Enterprises, Ltd.....................................  73,595     35,994
    Future Lifestyle Fashions, Ltd..............................   6,919     47,974
*   Future Retail, Ltd..........................................  28,880    173,010
    Gabriel India, Ltd..........................................  18,231     38,209
    GAIL India, Ltd............................................. 128,424    655,854
    Garware Technical Fibres, Ltd...............................   4,218     66,104
    Gateway Distriparks, Ltd....................................  21,066     40,089
    Gati, Ltd...................................................  10,050     11,734
*   Gayatri Projects, Ltd.......................................  19,360     45,274
    GE T&D India, Ltd...........................................   6,133     22,400
    Geojit Financial Services, Ltd..............................   5,587      3,085
    GHCL, Ltd...................................................  18,451     66,473
    GIC Housing Finance, Ltd....................................  10,571     39,261
    Gillette India, Ltd.........................................   1,000    109,408
    GlaxoSmithKline Consumer Healthcare, Ltd....................     971    101,843
    GlaxoSmithKline Pharmaceuticals, Ltd........................   1,532     28,222
    Glenmark Pharmaceuticals, Ltd...............................  58,036    529,286
*   GMR Infrastructure, Ltd..................................... 456,322    108,908
*   Godawari Power and Ispat, Ltd...............................   2,578      8,177
    Godfrey Phillips India, Ltd.................................   3,599     56,961
    Godrej Agrovet, Ltd.........................................   3,418     25,448
    Godrej Consumer Products, Ltd...............................  24,672    231,450
    Godrej Industries, Ltd......................................   6,489     48,124
    Granules India, Ltd.........................................  57,964     93,219
    Graphite India, Ltd.........................................   5,384     29,756
    Grasim Industries, Ltd......................................  43,966    569,429
    Great Eastern Shipping Co., Ltd. (The)......................  15,077     62,479
    Greaves Cotton, Ltd.........................................  39,512     84,680
    Greenply Industries, Ltd....................................  11,914     28,977
    Grindwell Norton, Ltd.......................................   4,365     38,427
    GRUH Finance, Ltd...........................................  32,402    148,196
    Gujarat Alkalies & Chemicals, Ltd...........................   9,787     67,714
    Gujarat Ambuja Exports, Ltd.................................  18,206     54,962
    Gujarat Fluorochemicals, Ltd................................  10,154    152,640
    Gujarat Gas, Ltd............................................  49,860    114,038
    Gujarat Industries Power Co., Ltd...........................   5,497      5,485
    Gujarat Mineral Development Corp., Ltd......................  30,521     32,450
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........  19,478     87,449
    Gujarat Pipavav Port, Ltd...................................  62,659     78,996
    Gujarat State Petronet, Ltd.................................  79,360    225,962
    Gulf Oil Lubricants India, Ltd..............................   3,107     38,338
*   GVK Power & Infrastructure, Ltd............................. 219,054     22,737
    Hatsun Agro Products, Ltd...................................   4,501     45,311
    Hatsun Agro Products, Ltd...................................     281      2,251
    Havells India, Ltd..........................................  30,243    336,594
    HBL Power Systems, Ltd......................................  44,277     15,235
    HCL Technologies, Ltd.......................................  76,297  1,294,874
*   HealthCare Global Enterprises, Ltd..........................   2,300      6,489
    HEG, Ltd....................................................   1,530     35,695
    HeidelbergCement India, Ltd.................................  34,643     90,899
    Heritage Foods, Ltd.........................................   5,140     38,472
    Hero MotoCorp, Ltd..........................................   7,353    264,906
    Hexaware Technologies, Ltd..................................  48,535    243,730

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Hikal, Ltd..................................................  22,547 $   57,435
    HIL, Ltd....................................................   1,370     36,454
    Himachal Futuristic Communications, Ltd..................... 132,542     42,128
    Himadri Speciality Chemical, Ltd............................  41,325     65,708
    Himatsingka Seide, Ltd......................................  16,762     51,309
    Hindalco Industries, Ltd.................................... 193,234    571,576
    Hinduja Global Solutions, Ltd...............................   3,563     31,663
    Hindustan Petroleum Corp., Ltd..............................  91,848    386,551
    Hindustan Unilever, Ltd.....................................  22,964    578,501
    Honda SIEL Power Products, Ltd..............................     538      8,177
    Honeywell Automation India, Ltd.............................      80     27,713
*   Housing Development & Infrastructure, Ltd................... 104,690     34,778
    Housing Development Finance Corp., Ltd......................  51,095  1,466,226
    HSIL, Ltd...................................................   8,539     33,003
    HT Media, Ltd...............................................  23,621     13,325
    Huhtamaki PPL, Ltd..........................................   7,123     23,048
    I G Petrochemicals, Ltd.....................................   4,172     17,653
    ICICI Bank, Ltd., Sponsored ADR.............................  28,050    321,173
    ICICI Bank, Ltd............................................. 138,835    805,731
    ICICI Lombard General Insurance Co., Ltd....................   3,540     55,340
    ICICI Prudential Life Insurance Co., Ltd....................  10,623     56,252
*   IDFC First Bank, Ltd........................................ 500,522    357,733
    IDFC, Ltd................................................... 342,863    196,762
*   IFB Industries, Ltd.........................................     923     12,045
*   IFCI, Ltd................................................... 305,817     46,620
    IIFL Holdings, Ltd..........................................  28,342    175,679
    India Cements, Ltd. (The)...................................  81,194    124,638
    India Glycols, Ltd..........................................   4,576     16,676
    Indiabulls Housing Finance, Ltd.............................  87,022    865,055
    Indiabulls Integrated Services, Ltd.........................     866      3,732
*   Indiabulls Real Estate, Ltd.................................  83,611    136,897
    Indiabulls Ventures, Ltd....................................  18,747     79,531
    Indiabulls Ventures, Ltd....................................   1,855      4,646
*   Indian Bank.................................................  39,368    143,207
    Indian Hotels Co., Ltd. (The)...............................  86,100    190,649
    Indian Hume Pipe Co., Ltd...................................   6,838     26,154
    Indian Oil Corp., Ltd.......................................  71,009    162,138
*   Indian Overseas Bank........................................ 142,410     28,889
    Indo Count Industries, Ltd..................................  29,913     17,497
    Indoco Remedies, Ltd........................................   3,978     11,384
    Indraprastha Gas, Ltd.......................................  42,275    189,632
    IndusInd Bank, Ltd..........................................   6,063    139,571
    INEOS Styrolution India, Ltd................................     753      5,911
    Info Edge India, Ltd........................................     827     22,988
    Infosys, Ltd., Sponsored ADR................................  57,600    619,776
    Infosys, Ltd................................................ 347,300  3,728,311
    Ingersoll-Rand India, Ltd...................................   3,000     26,231
*   Inox Leisure, Ltd...........................................  26,126    117,686
*   Inox Wind, Ltd..............................................  14,165     13,056
    Insecticides India, Ltd.....................................     959      8,623
*   Intellect Design Arena, Ltd.................................   4,799     15,557
    InterGlobe Aviation, Ltd....................................   6,584    143,450
*   International Paper APPM, Ltd...............................   5,866     37,332
    Ipca Laboratories, Ltd......................................  10,606    146,170
    IRB Infrastructure Developers, Ltd..........................  46,610     81,603
    ITC, Ltd.................................................... 126,516    548,640
    ITD Cementation India, Ltd..................................  22,260     39,672
    J Kumar Infraprojects, Ltd..................................  11,676     20,259
    Jagran Prakashan, Ltd.......................................  42,069     68,705

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Jai Corp., Ltd..............................................  15,986 $   26,734
    Jain Irrigation Systems, Ltd................................ 128,745    100,388
*   Jaiprakash Associates, Ltd.................................. 488,899     37,995
*   Jaiprakash Power Ventures, Ltd.............................. 239,763     10,045
*   Jammu & Kashmir Bank, Ltd. (The)............................  91,753     79,733
    Jamna Auto Industries, Ltd..................................  36,938     28,897
    JB Chemicals & Pharmaceuticals, Ltd.........................   8,492     42,080
    JBM Auto, Ltd...............................................   2,561      9,273
*   Jet Airways India, Ltd......................................   5,602     12,066
    Jindal Poly Films, Ltd......................................   4,651     16,885
    Jindal Saw, Ltd.............................................  45,167     52,718
*   Jindal Stainless Hisar, Ltd.................................  17,122     21,428
*   Jindal Stainless, Ltd.......................................  32,929     17,622
*   Jindal Steel & Power, Ltd................................... 127,094    325,669
    JK Cement, Ltd..............................................  10,634    139,030
    JK Lakshmi Cement, Ltd......................................   6,414     34,215
    JK Paper, Ltd...............................................  39,899     79,079
    JK Tyre & Industries, Ltd...................................  33,904     42,270
    JM Financial, Ltd........................................... 118,794    152,075
    JMC Projects India, Ltd.....................................  13,324     21,738
    Johnson Controls-Hitachi Air Conditioning India, Ltd........   1,702     45,106
*   JSW Energy, Ltd............................................. 162,361    162,446
    JSW Steel, Ltd.............................................. 321,170  1,431,606
    JTEKT India, Ltd............................................  36,684     53,514
    Jubilant Foodworks, Ltd.....................................  16,510    316,084
    Jubilant Life Sciences, Ltd.................................  47,407    449,372
*   Just Dial, Ltd..............................................   9,334     77,791
    Jyothy Laboratories, Ltd....................................  16,716     43,023
    Kajaria Ceramics, Ltd.......................................  36,382    309,692
    Kalpataru Power Transmission, Ltd...........................  20,554    137,633
    Kalyani Steels, Ltd.........................................   8,932     25,184
    Kansai Nerolac Paints, Ltd..................................  17,289    109,368
    Karnataka Bank, Ltd. (The)..................................  71,896    130,792
    Karur Vysya Bank, Ltd. (The)................................ 140,398    156,969
    Kaveri Seed Co., Ltd........................................  11,272     71,975
    KCP, Ltd. (The).............................................  22,107     28,288
    KEC International, Ltd......................................  37,781    155,124
    KEI Industries, Ltd.........................................  27,752    163,702
*   Kesoram Industries, Ltd.....................................  20,163     19,218
*   Kiri Industries, Ltd........................................   2,959     23,093
    Kirloskar Brothers, Ltd.....................................   5,025     12,216
    Kirloskar Oil Engines, Ltd..................................   3,070      7,237
    KNR Constructions, Ltd......................................  14,656     50,592
    Kolte-Patil Developers, Ltd.................................  10,366     34,369
    Kotak Mahindra Bank, Ltd....................................  15,898    316,699
*   KPIT Engineering, Ltd.......................................  58,305     86,552
*   KPIT Technologies, Ltd......................................  58,305     78,998
    KPR Mill, Ltd...............................................  11,361     97,645
    KRBL, Ltd...................................................  25,487    122,421
    KSB, Ltd....................................................   1,131     10,784
    L&T Finance Holdings, Ltd................................... 228,693    430,342
    Lakshmi Machine Works, Ltd..................................     539     44,779
*   Lakshmi Vilas Bank, Ltd. (The)..............................  43,396     46,962
    Larsen & Toubro Infotech, Ltd...............................   4,447    109,368
    Larsen & Toubro, Ltd........................................  52,888  1,024,928
    LG Balakrishnan & Bros, Ltd.................................   1,990     10,502
    LIC Housing Finance, Ltd.................................... 153,416  1,095,218
    Linde India, Ltd............................................   3,102     21,449
    LT Foods, Ltd...............................................  41,256     20,353

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Lumax Industries, Ltd.......................................   1,052 $ 25,707
    Lupin, Ltd..................................................  64,215  804,399
    LUX Industries, Ltd.........................................     822   15,481
    Magma Fincorp, Ltd..........................................  50,190   89,850
    Mahanagar Gas, Ltd..........................................   7,333  101,676
    Maharashtra Scooters, Ltd...................................     724   38,040
    Maharashtra Seamless, Ltd...................................   9,479   64,746
    Mahindra & Mahindra Financial Services, Ltd.................  70,596  404,926
    Mahindra & Mahindra, Ltd....................................  96,603  897,509
*   Mahindra CIE Automotive, Ltd................................  28,238   92,690
    Mahindra Holidays & Resorts India, Ltd......................  23,216   78,445
    Mahindra Lifespace Developers, Ltd..........................   6,764   37,087
    Maithan Alloys, Ltd.........................................   3,334   24,739
    Man Infraconstruction, Ltd..................................  22,902   11,568
    Manappuram Finance, Ltd..................................... 268,325  453,991
    Mangalam Cement, Ltd........................................   1,575    6,387
    Mangalore Refinery & Petrochemicals, Ltd....................  40,362   42,335
    Marico, Ltd.................................................  54,062  279,653
    Marksans Pharma, Ltd........................................  74,161   25,126
    Maruti Suzuki India, Ltd....................................   6,273  598,569
    Mastek, Ltd.................................................   2,974   20,468
*   Max Financial Services, Ltd.................................  56,547  340,246
*   Max India, Ltd..............................................  39,284   39,642
    Mayur Uniquoters, Ltd.......................................   8,640   41,319
    McLeod Russel India, Ltd....................................  21,709   19,042
    Meghmani Organics, Ltd......................................  33,015   31,531
    Merck, Ltd..................................................   1,041   55,668
    Minda Corp., Ltd............................................  38,547   70,476
    Minda Industries, Ltd.......................................  27,183  140,752
    Mindtree, Ltd...............................................  63,482  894,683
    MM Forgings, Ltd............................................   2,351   18,593
    MOIL, Ltd...................................................  27,997   61,739
*   Morepen Laboratories, Ltd...................................  25,505    6,087
    Motherson Sumi Systems, Ltd................................. 128,124  270,182
    Motilal Oswal Financial Services, Ltd.......................  12,863  131,116
    Mphasis, Ltd................................................  20,468  283,853
    MPS, Ltd....................................................   1,144    7,982
    MRF, Ltd....................................................     460  351,508
    Multi Commodity Exchange of India, Ltd......................   1,514   18,782
    Munjal Showa, Ltd...........................................   2,421    5,414
*   Muthoot Capital Services, Ltd...............................   2,022   21,814
    Muthoot Finance, Ltd........................................  66,141  567,905
*   Narayana Hrudayalaya, Ltd...................................   9,217   26,755
    Natco Pharma, Ltd...........................................  32,406  251,688
    National Aluminium Co., Ltd................................. 182,139  136,201
    National Fertilizers, Ltd...................................  19,848   10,209
    Nava Bharat Ventures, Ltd...................................  26,532   38,920
    Navin Fluorine International, Ltd...........................   2,409   23,254
    Navneet Education, Ltd......................................  39,220   62,899
    NBCC India, Ltd.............................................  25,870   21,587
    NCC, Ltd.................................................... 169,770  242,111
    NESCO, Ltd..................................................   8,606   61,655
    Nestle India, Ltd...........................................   1,546  241,601
*   Neuland Laboratories, Ltd...................................   1,890   19,256
    NHPC, Ltd................................................... 228,484   76,730
    NIIT Technologies, Ltd......................................  15,972  296,533
*   NIIT, Ltd...................................................  25,692   38,877
    Nilkamal, Ltd...............................................   2,650   50,619
    NLC India, Ltd..............................................  53,066   49,570

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    NOCIL, Ltd..................................................  34,157 $   65,837
    NRB Bearings, Ltd...........................................  20,512     55,264
    NTPC, Ltd...................................................  67,370    129,331
    Oberoi Realty, Ltd..........................................  30,091    219,414
    Odisha Cement, Ltd..........................................  21,739    357,664
    Oil & Natural Gas Corp., Ltd................................  37,370     90,983
    Oil India, Ltd..............................................  30,103     78,771
    Omaxe, Ltd..................................................  19,919     59,510
    Oracle Financial Services Software, Ltd.....................   2,596    131,398
    Orient Cement, Ltd..........................................  16,366     24,777
    Orient Electric, Ltd........................................   9,394     20,329
    Orient Paper & Industries, Ltd..............................   9,394      4,454
    Orient Refractories, Ltd....................................   6,989     24,060
*   Oriental Bank of Commerce...................................  73,064    101,020
    Oriental Carbon & Chemicals, Ltd............................     634     10,464
    Page Industries, Ltd........................................     395    131,718
    Panama Petrochem, Ltd.......................................   5,167      9,136
    Parag Milk Foods, Ltd.......................................   8,024     27,742
    PC Jeweller, Ltd............................................  54,077     92,310
    Persistent Systems, Ltd.....................................  14,689    134,121
    Petronet LNG, Ltd........................................... 293,933  1,015,321
    Pfizer, Ltd.................................................   2,126     96,355
    Phillips Carbon Black, Ltd..................................  19,082     43,176
    Phoenix Mills, Ltd.(The)....................................   9,795     84,502
    PI Industries, Ltd..........................................  28,058    423,667
    Pidilite Industries, Ltd....................................  12,742    225,702
    Piramal Enterprises, Ltd....................................  12,922    436,929
    PNC Infratech, Ltd..........................................  15,371     33,268
    Poly Medicure, Ltd..........................................   3,192      8,970
    Polyplex Corp., Ltd.........................................   3,594     26,485
    Power Finance Corp., Ltd.................................... 211,592    350,744
    Power Grid Corp. of India, Ltd..............................  50,113    134,433
    Power Mech Projects, Ltd....................................   2,409     30,753
*   Prabhat Dairy, Ltd..........................................   9,482      9,501
    Praj Industries, Ltd........................................  23,067     45,288
*   Prakash Industries, Ltd.....................................  18,009     18,005
    Prestige Estates Projects, Ltd..............................  46,014    174,380
*   Prime Focus, Ltd............................................  22,316     19,770
    Procter & Gamble Hygiene & Health Care, Ltd.................   1,239    182,052
    PSP Projects, Ltd...........................................   3,112     21,029
    PTC India Financial Services, Ltd...........................  58,589     13,692
    PTC India, Ltd..............................................  68,216     67,683
*   Punjab National Bank........................................ 184,709    225,877
    Puravankara, Ltd............................................   9,361      9,826
    PVR, Ltd....................................................  10,932    278,345
*   Quess Corp., Ltd............................................     573      5,759
    Quick Heal Technologies, Ltd................................   2,815      8,484
    Radico Khaitan, Ltd.........................................  16,295     82,930
    Rain Industries Ltd.........................................  41,827     68,939
    Rajesh Exports, Ltd.........................................  26,893    259,066
    Rallis India, Ltd...........................................  20,715     44,082
    Ramco Cements, Ltd. (The)...................................  24,308    270,347
    Ramco Industries, Ltd.......................................   9,611     28,833
    Ramkrishna Forgings, Ltd....................................   4,671     34,247
    Rane Holdings, Ltd..........................................   1,941     33,791
    Rashtriya Chemicals & Fertilizers, Ltd......................  56,433     46,285
    Ratnamani Metals & Tubes, Ltd...............................   3,384     42,872
*   RattanIndia Power, Ltd...................................... 183,153      6,847
    Raymond, Ltd................................................  11,792    130,923

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    RBL Bank, Ltd...............................................  45,353 $  440,772
    REC, Ltd.................................................... 476,121  1,008,730
    Redington India, Ltd........................................  83,485    123,804
    Relaxo Footwears, Ltd.......................................   2,790     35,082
    Reliance Capital, Ltd.......................................  23,555     44,355
*   Reliance Communications, Ltd................................ 359,602      9,581
    Reliance Home Finance, Ltd..................................  39,642     14,770
    Reliance Industries, Ltd.................................... 296,998  5,948,406
    Reliance Infrastructure, Ltd................................  30,433     46,869
*   Reliance Power, Ltd......................................... 208,281     17,950
    Repco Home Finance, Ltd.....................................  16,370     98,490
    Rico Auto Industries, Ltd...................................  12,935     11,920
    RP SG Retail, Ltd...........................................   9,474     19,694
*   RP-SG Business Process Services, Ltd........................   3,158     23,245
    Sadbhav Engineering, Ltd....................................  32,076    110,585
    Sadbhav Infrastructure Project, Ltd.........................  10,227     12,561
    Sagar Cements, Ltd..........................................   1,007      9,079
*   Sanghi Industries, Ltd......................................  18,754     16,499
    Sanofi India, Ltd...........................................   2,330    187,824
    Sarda Energy & Minerals, Ltd................................   1,157      4,612
    Sasken Technologies, Ltd....................................     850      9,222
    SBI Life Insurance Co., Ltd.................................   4,052     37,311
    Schaeffler India, Ltd.......................................     912     70,820
*   Sequent Scientific, Ltd.....................................   6,658      6,635
    SH Kelkar & Co., Ltd........................................   1,495      3,225
    Shankara Building Products, Ltd.............................   3,114     23,246
    Sharda Cropchem, Ltd........................................  10,452     54,780
    Sharda Motor Industries, Ltd................................     298      6,332
*   Shilpa Medicare, Ltd........................................   5,041     28,153
*   Shipping Corp. of India, Ltd................................  33,640     16,702
    Shree Cement, Ltd...........................................     520    147,866
    Shriram City Union Finance, Ltd.............................   4,909    115,958
    Shriram Transport Finance Co., Ltd..........................  46,905    748,590
*   Sical Logistics, Ltd........................................   2,839      4,843
    Siemens, Ltd................................................   3,071     51,773
    Simplex Infrastructures, Ltd................................   3,583      8,247
    Sintex Industries, Ltd...................................... 114,349     12,993
*   Sintex Plastics Technology, Ltd............................. 114,349     29,439
    Siyaram Silk Mills, Ltd.....................................   4,587     23,505
    SJVN, Ltd...................................................  83,096     28,742
    SKF India, Ltd..............................................   2,554     72,259
    SML ISUZU, Ltd..............................................   1,708     19,408
    Sobha, Ltd..................................................  18,331    126,064
    Solar Industries India, Ltd.................................   4,826     74,744
*   Solara Active Pharma Sciences, Ltd..........................   3,320     18,232
    Somany Ceramics, Ltd........................................   7,499     45,813
    Sonata Software, Ltd........................................  20,977     99,398
    South Indian Bank, Ltd. (The)............................... 376,922     84,057
    Srei Infrastructure Finance, Ltd............................ 127,451     47,579
    SRF, Ltd....................................................   6,328    233,394
    Srikalahasthi Pipes, Ltd....................................   2,877      9,004
    Star Cement, Ltd............................................  14,055     21,359
*   State Bank of India......................................... 147,851    661,917
*   Steel Authority of India, Ltd............................... 181,378    145,578
    Sterlite Technologies, Ltd..................................  52,825    144,373
    Strides Pharma Science, Ltd.................................  21,638    149,296
    Subros, Ltd.................................................  10,122     40,827
    Sudarshan Chemical Industries...............................  11,301     54,463
    Sun Pharmaceutical Industries, Ltd..........................  61,286    401,682

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Sun TV Network, Ltd.........................................  29,483 $  243,567
    Sundaram Finance Holdings, Ltd..............................   4,906      5,647
    Sundaram Finance, Ltd.......................................   7,810    161,957
    Sundaram-Clayton, Ltd.......................................     123      4,928
    Sundram Fasteners, Ltd......................................  15,180    119,852
    Sunteck Realty, Ltd.........................................  19,724    131,584
    Suprajit Engineering, Ltd...................................  15,143     51,055
    Supreme Industries, Ltd.....................................  13,018    213,834
    Supreme Petrochem, Ltd......................................  11,031     32,837
    Surya Roshni, Ltd...........................................   9,038     31,068
    Sutlej Textiles and Industries, Ltd.........................  17,043      9,177
    Suven Life Sciences, Ltd....................................  27,602    104,840
    Swaraj Engines, Ltd.........................................   1,242     24,996
    Symphony, Ltd...............................................   4,199     82,119
*   Syndicate Bank.............................................. 242,229    130,524
    Syngene International, Ltd..................................   8,522     75,458
    TAKE Solutions, Ltd.........................................  20,699     43,679
    Tamil Nadu Newsprint & Papers, Ltd..........................  11,610     32,206
    Tata Chemicals, Ltd.........................................  44,464    368,079
    Tata Communications, Ltd....................................  14,869    121,031
    Tata Consultancy Services, Ltd..............................  47,555  1,542,945
    Tata Elxsi, Ltd.............................................   4,794     64,191
    Tata Global Beverages, Ltd.................................. 134,666    404,996
    Tata Metaliks, Ltd..........................................   5,683     50,489
#*  Tata Motors, Ltd., Sponsored ADR............................   2,004     30,862
*   Tata Motors, Ltd............................................ 440,322  1,359,460
    Tata Power Co., Ltd. (The).................................. 176,417    171,683
    Tata Sponge Iron, Ltd.......................................   3,296     34,859
    Tata Steel, Ltd............................................. 131,653  1,059,329
    TCI Express, Ltd............................................   3,754     36,444
    Tech Mahindra, Ltd.......................................... 101,262  1,217,703
*   Techno Electric & Engineering Co., Ltd......................  15,018     51,364
    Texmaco Rail & Engineering, Ltd.............................  30,855     30,048
    Thermax, Ltd................................................   3,698     52,083
    Thirumalai Chemicals, Ltd...................................  22,510     27,871
    Thomas Cook India, Ltd......................................  28,338    101,469
    Thyrocare Technologies, Ltd.................................   4,402     31,075
*   TI Financial Holdings, Ltd..................................  24,140    179,886
    Tide Water Oil Co India, Ltd................................     206     14,857
    Time Technoplast, Ltd.......................................  58,614     76,663
    Timken India, Ltd...........................................   3,329     26,565
    Tinplate Co. of India, Ltd. (The)...........................  10,194     20,960
    Titagarh Wagons, Ltd........................................  15,550     13,868
    Titan Co., Ltd..............................................  13,673    228,305
    Torrent Pharmaceuticals, Ltd................................  12,854    332,740
    Torrent Power, Ltd..........................................  39,877    145,144
    Tourism Finance Corp. of India, Ltd.........................   1,923      3,131
    Transport Corp. of India, Ltd...............................  10,050     41,924
    Trident, Ltd................................................  56,408     53,161
    Triveni Engineering & Industries, Ltd.......................  43,176     40,771
    Triveni Turbine, Ltd........................................   9,284     14,016
    TTK Prestige, Ltd...........................................     445     52,513
    Tube Investments of India, Ltd..............................  36,180    197,711
    TV Today Network, Ltd.......................................  13,324     59,001
*   TV18 Broadcast, Ltd......................................... 162,424     73,374
    TVS Motor Co., Ltd..........................................  26,131    183,634
    TVS Srichakra, Ltd..........................................   1,447     45,026
*   UCO Bank.................................................... 220,304     56,745
    Uflex, Ltd..................................................  11,771     38,607

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
INDIA -- (Continued)
    UFO Moviez India, Ltd.......................................     1,984 $      6,279
    UltraTech Cement, Ltd.......................................     4,633      307,594
    Unichem Laboratories, Ltd...................................    12,905       35,477
*   Union Bank of India.........................................   104,581      125,147
*   Unitech, Ltd................................................   644,762       12,052
    United Breweries, Ltd.......................................     9,405      191,969
*   United Spirits, Ltd.........................................    20,899      168,619
    UPL, Ltd....................................................   172,660    2,405,126
*   Usha Martin, Ltd............................................    48,729       22,849
*   V2 Retail, Ltd..............................................     1,510        5,543
    VA Tech Wabag, Ltd..........................................    10,297       42,464
    Vadafone Idea, Ltd.......................................... 1,615,635      358,882
    Vaibhav Global, Ltd.........................................     3,521       34,877
    Vakrangee, Ltd..............................................    39,458       35,644
    Vardhman Textiles, Ltd......................................     5,504       88,860
    Vedanta, Ltd................................................   604,675    1,456,076
    Vedanta, Ltd., ADR..........................................     3,300       31,548
    Venky's India, Ltd..........................................     3,133       89,964
    Vesuvius India, Ltd.........................................     1,110       17,740
    V-Guard Industries, Ltd.....................................    29,973       93,543
    Vinati Organics, Ltd........................................     4,962      128,447
    Vindhya Telelinks, Ltd......................................       575       10,752
    VIP Industries, Ltd.........................................    14,795       99,598
    V-Mart Retail, Ltd..........................................     1,571       63,135
*   Vodafone Idea, Ltd..........................................   705,680      155,728
    Voltas, Ltd.................................................     9,019       78,226
    VRL Logistics, Ltd..........................................    13,256       51,652
    VST Industries, Ltd.........................................       810       39,589
    VST Tillers Tractors, Ltd...................................       349        6,329
    WABCO India, Ltd............................................       883       79,425
    Welspun Corp., Ltd..........................................    31,402       60,193
    Welspun Enterprises, Ltd....................................    21,331       34,465
    Welspun India, Ltd..........................................   151,349      115,615
    West Coast Paper Mills, Ltd.................................    14,627       51,429
    Wheels India, Ltd...........................................       735        9,103
    Whirlpool of India, Ltd.....................................     4,402       88,061
    Wipro, Ltd..................................................   143,196      615,368
*   Wockhardt, Ltd..............................................    14,169       83,855
    Wonderla Holidays, Ltd......................................     2,080        9,405
    Yes Bank, Ltd...............................................   456,739    1,095,465
    Zee Entertainment Enterprises, Ltd..........................    49,942      312,162
    Zee Learn, Ltd..............................................    14,534        5,449
*   Zee Media Corp., Ltd........................................    44,167        9,427
    Zensar Technologies, Ltd....................................    22,420       75,012
                                                                           ------------
TOTAL INDIA.....................................................            101,710,796
                                                                           ------------
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT............................... 2,023,900      234,486
    Adaro Energy Tbk PT......................................... 8,189,000      751,242
    Adhi Karya Persero Tbk PT...................................   613,195       75,002
*   Agung Podomoro Land Tbk PT.................................. 2,382,800       28,927
    AKR Corporindo Tbk PT.......................................   313,500       98,007
*   Alam Sutera Realty Tbk PT................................... 3,586,800       84,541
    Aneka Tambang Tbk PT........................................ 3,112,146      189,453
    Astra Agro Lestari Tbk PT...................................   207,300      158,239
    Astra International Tbk PT.................................. 2,103,200    1,125,882
*   Bank Bukopin Tbk............................................   950,300       20,819
    Bank Central Asia Tbk PT....................................   396,300      800,555
    Bank Danamon Indonesia Tbk PT...............................   628,000      390,215

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
INDONESIA -- (Continued)
    Bank Mandiri Persero Tbk PT.................................  1,155,600 $  629,575
*   Bank Nationalnobu Tbk PT....................................    307,700     20,068
    Bank Negara Indonesia Persero Tbk PT........................  1,351,700    912,205
*   Bank Pan Indonesia Tbk PT...................................  1,293,000    117,509
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........    960,500    136,967
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................  1,628,900     77,765
*   Bank Permata Tbk PT.........................................  1,418,705     93,650
    Bank Rakyat Indonesia Persero Tbk PT........................  5,584,000  1,716,829
    Bank Tabungan Negara Persero Tbk PT.........................  1,284,600    228,751
    Barito Pacific Tbk PT.......................................  2,468,700    698,627
    Bekasi Fajar Industrial Estate Tbk PT.......................  2,015,100     41,887
    Blue Bird Tbk PT............................................    116,900     26,990
    Bukit Asam Tbk PT...........................................  1,380,500    384,059
*   Bumi Serpong Damai Tbk PT...................................  1,908,800    192,414
*   Bumi Teknokultura Unggul Tbk PT.............................  2,403,200     19,396
    Charoen Pokphand Indonesia Tbk PT...........................  1,144,800    423,754
    Ciputra Development Tbk PT..................................  4,754,247    377,213
*   Citra Marga Nusaphala Persada Tbk PT........................    111,012     10,073
*   Delta Dunia Makmur Tbk PT...................................  3,847,700    145,939
    Dharma Satya Nusantara Tbk PT...............................    534,500     14,480
*   Eagle High Plantations Tbk PT...............................  4,013,600     45,041
    Elnusa Tbk PT...............................................  1,799,200     48,681
    Erajaya Swasembada Tbk PT...................................    296,100     30,160
*   Gajah Tunggal Tbk PT........................................    624,600     32,463
*   Garuda Indonesia Persero Tbk PT.............................  2,201,200     71,999
    Global Mediacom Tbk PT......................................  3,396,300     95,860
    Gudang Garam Tbk PT.........................................     54,200    321,612
*   Hanson International Tbk PT................................. 15,211,900    105,683
    Harum Energy Tbk PT.........................................    450,300     42,388
    Indah Kiat Pulp & Paper Corp. Tbk PT........................    713,600    370,964
    Indika Energy Tbk PT........................................    744,800     89,249
    Indo Tambangraya Megah Tbk PT...............................    156,500    211,345
    Indocement Tunggal Prakarsa Tbk PT..........................     78,500    121,389
    Indofood CBP Sukses Makmur Tbk PT...........................    147,900    101,056
    Indofood Sukses Makmur Tbk PT...............................  1,760,200    859,441
    Indomobil Sukses Internasional Tbk PT.......................    194,300     38,351
*   Indo-Rama Synthetics Tbk PT.................................     28,100      9,221
    Indosat Tbk PT..............................................    340,300     62,361
*   Inti Agri Resources Tbk PT..................................    532,800      3,440
*   Intiland Development Tbk PT.................................  1,947,500     45,332
    Japfa Comfeed Indonesia Tbk PT..............................  1,723,900    188,913
    Jasa Marga Persero Tbk PT...................................    283,904    121,655
    Jaya Real Property Tbk PT...................................    204,500      8,541
    Kalbe Farma Tbk PT..........................................  1,084,000    117,608
*   Kapuas Prima Coal Tbk PT....................................  1,002,500     40,802
*   Kawasan Industri Jababeka Tbk PT............................  1,296,610     22,759
    KMI Wire & Cable Tbk PT.....................................    922,400     28,600
*   Krakatau Steel Persero Tbk PT...............................  1,204,811     37,062
*   Kresna Graha Investama Tbk PT...............................  2,481,800    101,050
    Link Net Tbk PT.............................................    240,100     73,222
*   Lippo Cikarang Tbk PT.......................................    188,400     24,486
    Lippo Karawaci Tbk PT.......................................  4,293,000     98,642
    Malindo Feedmill Tbk PT.....................................    355,000     30,026
    Matahari Department Store Tbk PT............................    519,300    148,684
    Mayora Indah Tbk PT.........................................    698,700    127,546
*   Medco Energi Internasional Tbk PT...........................  3,864,000    238,423
    Media Nusantara Citra Tbk PT................................  2,123,400    140,181
    Metrodata Electronics Tbk PT................................    195,100     14,793
    Mitra Adiperkasa Tbk PT.....................................  3,535,200    247,020

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDONESIA -- (Continued)
*   Mitra Keluarga Karyasehat Tbk PT............................   378,700 $    57,382
*   MNC Investama Tbk PT........................................ 7,821,100      45,046
    Modernland Realty Tbk PT.................................... 2,673,900      56,953
*   Multipolar Tbk PT........................................... 3,130,100      27,696
*   Multistrada Arah Sarana Tbk PT..............................   344,500      20,180
    Nippon Indosari Corpindo Tbk PT.............................   355,544      32,442
    Pabrik Kertas Tjiwi Kimia Tbk PT............................   156,700     110,908
    Pakuwon Jati Tbk PT......................................... 6,004,200     301,187
    Pan Brothers Tbk PT......................................... 1,142,500      40,450
*   Panin Financial Tbk PT...................................... 6,821,600     193,601
    Perusahaan Gas Negara Persero Tbk........................... 1,214,100     197,884
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT....... 1,391,200     106,453
*   Pool Advista Indonesia Tbk PT...............................    13,400       2,031
    PP Persero Tbk PT........................................... 1,072,963     181,092
    PP Properti Tbk PT.......................................... 4,114,300      42,145
    Puradelta Lestari Tbk PT....................................   964,800      17,325
    Ramayana Lestari Sentosa Tbk PT.............................   557,200      69,823
*   Rimo International Lestari Tbk PT........................... 5,091,800      47,860
    Salim Ivomas Pratama Tbk PT................................. 1,294,900      37,645
    Sarana Menara Nusantara Tbk PT..............................   216,000      11,755
    Sawit Sumbermas Sarana Tbk PT............................... 1,577,600     120,117
    Selamat Sempurna Tbk PT.....................................   538,800      56,725
    Semen Baturaja Persero Tbk PT...............................   698,500      48,055
    Semen Indonesia Persero Tbk PT..............................   487,400     462,683
*   Sentul City Tbk PT.......................................... 9,239,100      74,704
*   Siloam International Hospitals Tbk PT.......................    55,546      15,919
    Sri Rejeki Isman Tbk PT..................................... 5,584,400     131,682
    Summarecon Agung Tbk PT..................................... 3,312,000     260,062
    Surya Citra Media Tbk PT.................................... 1,042,900     136,161
    Surya Semesta Internusa Tbk PT.............................. 1,978,300      93,776
    Telekomunikasi Indonesia Persero Tbk PT.....................   867,600     231,031
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR......     6,000     160,500
*   Tiga Pilar Sejahtera Food Tbk...............................   494,100       2,184
    Timah Tbk PT................................................ 1,283,200     123,542
    Tiphone Mobile Indonesia Tbk PT.............................   985,400      46,658
    Total Bangun Persada Tbk PT.................................   116,600       4,992
    Tower Bersama Infrastructure Tbk PT.........................   407,500     113,087
*   Trada Alam Minera Tbk PT.................................... 6,695,600      55,028
    Tunas Baru Lampung Tbk PT................................... 1,230,000      72,945
    Unilever Indonesia Tbk PT...................................    58,700     187,474
    United Tractors Tbk PT......................................   453,100     865,253
*   Vale Indonesia Tbk PT.......................................   649,900     139,304
*   Visi Media Asia Tbk PT...................................... 4,307,500      40,825
    Waskita Beton Precast Tbk PT................................ 4,441,600     137,364
    Waskita Karya Persero Tbk PT................................ 2,556,223     381,155
    Wijaya Karya Beton Tbk PT................................... 1,250,300      53,551
    Wijaya Karya Persero Tbk PT................................. 1,147,534     195,236
*   XL Axiata Tbk PT............................................ 1,891,000     387,736
                                                                           -----------
TOTAL INDONESIA.................................................            20,939,175
                                                                           -----------
IRELAND -- (0.5%)
    AIB Group P.L.C.............................................   133,313     619,355
    Bank of Ireland Group P.L.C.................................   272,968   1,744,947
    C&C Group P.L.C.............................................    68,270     258,726
    CRH P.L.C., Sponsored ADR...................................   170,078   5,723,125
    FBD Holdings P.L.C..........................................     6,628      67,154
    Glanbia P.L.C...............................................   124,971   2,298,405
*   Independent News & Media P.L.C..............................   186,318      21,542
    Irish Continental Group P.L.C...............................    44,851     253,232

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
IRELAND -- (Continued)
    Kerry Group P.L.C., Class A.................................  11,114 $ 1,244,865
    Kingspan Group P.L.C........................................  39,093   2,055,276
    Paddy Power Betfair P.L.C...................................  22,391   1,877,596
    Paddy Power Betfair P.L.C...................................   2,721     230,307
*   Permanent TSB Group Holdings P.L.C..........................  18,675      28,812
    Smurfit Kappa Group P.L.C...................................  85,763   2,514,943
                                                                         -----------
TOTAL IRELAND...................................................          18,938,285
                                                                         -----------
ISRAEL -- (0.5%)
    Adgar Investment and Development, Ltd.......................   6,514      11,809
*   ADO Group, Ltd..............................................   5,067     106,259
    Afcon Holdings, Ltd.........................................     747      41,177
*   Africa Israel Properties, Ltd...............................   4,021     109,325
*   Airport City, Ltd...........................................  24,729     410,655
*   Albaad Massuot Yitzhak, Ltd.................................   1,026       8,362
*   Allot, Ltd..................................................   6,363      47,748
    Alony Hetz Properties & Investments, Ltd....................  21,217     258,568
    Alrov Properties and Lodgings, Ltd..........................   2,314      83,118
    Amot Investments, Ltd.......................................  44,603     262,965
    Arad, Ltd...................................................   2,084      27,017
*   Arko Holdings, Ltd..........................................  73,802      30,396
    Ashtrom Group, Ltd..........................................   3,708      24,298
    Ashtrom Properties, Ltd.....................................   8,073      40,520
    Avgol Industries 1953, Ltd..................................  27,468      29,435
*   Azorim-Investment Development & Construction Co., Ltd.......  31,669      37,862
    Azrieli Group, Ltd..........................................   4,514     257,175
    Bank Hapoalim BM............................................ 274,636   2,021,818
    Bank Leumi Le-Israel BM..................................... 429,907   2,943,978
    Bayside Land Corp...........................................     288     141,281
    Bet Shemesh Engines Holdings 1997, Ltd......................   1,218      30,911
    Bezeq The Israeli Telecommunication Corp., Ltd.............. 110,000      75,248
    Big Shopping Centers, Ltd...................................   1,032      72,269
    Blue Square Real Estate, Ltd................................   1,087      43,033
*   Bonus Biogroup, Ltd.........................................  62,416       8,695
*   Brack Capital Properties NV.................................     732      77,262
    Camtek, Ltd.................................................   2,154      22,399
#   Carasso Motors, Ltd.........................................   7,908      38,105
*   Cellcom Israel, Ltd.........................................  28,321     118,588
*   Ceragon Networks, Ltd.......................................  10,169      38,947
*   Clal Biotechnology Industries, Ltd..........................  26,284      21,418
*   Clal Insurance Enterprises Holdings, Ltd....................   9,671     134,262
    Cohen Development & Industrial Buildings, Ltd...............     794      21,424
    Danel Adir Yeoshua, Ltd.....................................     826      48,258
    Delek Automotive Systems, Ltd...............................  11,971      53,922
    Delek Group, Ltd............................................   1,705     324,696
    Delta-Galil Industries, Ltd.................................   8,297     250,633
    Direct Insurance Financial Investments, Ltd.................   7,723      86,925
    Dor Alon Energy in Israel 1988, Ltd.........................     820      13,541
#*  El Al Israel Airlines....................................... 172,804      43,467
    Elbit Systems, Ltd..........................................   1,672     233,076
#   Elbit Systems, Ltd..........................................     200      27,942
    Electra Consumer Products 1970, Ltd.........................   5,498      72,582
    Electra, Ltd................................................     803     219,929
*   Energix-Renewable Energies, Ltd.............................  18,849      33,314
#*  Enlight Renewable Energy, Ltd...............................  24,480      15,961
*   Equital, Ltd................................................  10,355     308,855
*   First International Bank Of Israel, Ltd.....................  13,827     347,485
    FMS Enterprises Migun, Ltd..................................   1,064      29,374
#   Formula Systems 1985, Ltd...................................   6,140     293,255

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
ISRAEL -- (Continued)
    Fox Wizel, Ltd..............................................   4,827 $136,084
    Gilat Satellite Networks, Ltd...............................   6,757   60,320
    Hadera Paper, Ltd...........................................   1,993  142,738
    Hamlet Israel-Canada, Ltd...................................   1,355   29,623
    Harel Insurance Investments & Financial Services, Ltd.......  64,061  480,227
    Hilan, Ltd..................................................   4,774  131,731
    IDI Insurance Co., Ltd......................................   1,858   86,809
    IES Holdings, Ltd...........................................     280   14,174
*   Industrial Buildings Corp., Ltd.............................  60,197  104,362
    Inrom Construction Industries, Ltd..........................  18,124   66,498
    Israel Canada T.R, Ltd......................................  26,846   30,466
    Israel Chemicals, Ltd.......................................  84,027  446,166
    Israel Discount Bank, Ltd., Class A......................... 151,789  592,535
    Isras Investment Co., Ltd...................................      18    2,609
    Issta Lines, Ltd............................................     441    7,885
*   Kamada, Ltd.................................................   2,220   12,963
    Kenon Holdings, Ltd.........................................   4,298   84,376
    Kerur Holdings, Ltd.........................................   1,856   48,762
    Klil Industries, Ltd........................................     492   40,458
    Maabarot Products, Ltd......................................     953   10,762
    Magic Software Enterprises, Ltd.............................   2,477   23,804
    Magic Software Enterprises, Ltd.............................   1,425   13,870
    Malam - Team, Ltd...........................................     221   25,244
    Matrix IT, Ltd..............................................  10,705  142,683
    Maytronics, Ltd.............................................  11,993   81,452
    Mediterranean Towers, Ltd...................................  17,620   33,459
    Mega Or Holdings, Ltd.......................................   4,172   54,731
    Meitav Dash Investments, Ltd................................   8,052   25,303
    Melisron, Ltd...............................................   3,680  185,973
    Menora Mivtachim Holdings, Ltd..............................  12,951  166,712
    Migdal Insurance & Financial Holding, Ltd................... 161,328  167,420
    Mivtach Shamir Holdings, Ltd................................   1,390   25,157
#   Mizrahi Tefahot Bank, Ltd...................................  41,901  907,035
    Naphtha Israel Petroleum Corp., Ltd.........................  22,374  135,932
    Nawi Brothers, Ltd..........................................   3,087   18,089
    Neto ME Holdings, Ltd.......................................     612   52,239
*   Nice, Ltd...................................................   3,603  496,334
#*  Nice, Ltd., Sponsored ADR...................................   2,783  383,664
*   Nova Measuring Instruments, Ltd.............................   6,918  193,644
*   Oil Refineries, Ltd......................................... 830,008  407,735
    One Software Technologies, Ltd..............................     660   31,014
    OPC Energy, Ltd.............................................   7,049   47,200
*   Partner Communications Co., Ltd.............................  84,067  380,103
    Paz Oil Co., Ltd............................................   2,887  420,881
    Phoenix Holdings, Ltd. (The)................................  43,266  246,987
    Plasson Industries, Ltd.....................................   1,820   77,284
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........   1,932  100,961
    Scope Metals Group, Ltd.....................................   3,658   97,673
    Shapir Engineering and Industry, Ltd........................  38,800  139,802
*   Shikun & Binui, Ltd......................................... 124,269  321,484
    Shufersal, Ltd..............................................  36,792  244,658
    Strauss Group, Ltd..........................................   8,386  213,920
    Summit Real Estate Holdings, Ltd............................   5,245   47,781
*   Suny Cellular Communication, Ltd............................  31,041   18,618
    Tadiran Holdings, Ltd.......................................   1,079   29,815
    Taptica international Ltd...................................   5,444   10,337
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........  12,896  196,277
*   Teva Pharmaceutical Industries, Ltd.........................   5,553   84,489
*   Tower Semiconductor, Ltd....................................  19,738  354,692

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ISRAEL -- (Continued)
*   Union Bank of Israel........................................     5,299 $    25,617
    YH Dimri Construction & Development, Ltd....................       757      14,042
                                                                           -----------
TOTAL ISRAEL....................................................            19,173,205
                                                                           -----------
ITALY -- (2.1%)
#*  A.S. Roma SpA...............................................    23,926      14,660
    A2A SpA..................................................... 1,175,616   1,967,553
    ACEA SpA....................................................    30,050     546,472
*   Aeffe SpA...................................................     7,486      24,784
    Amplifon SpA................................................    24,895     478,927
    Anima Holding SpA...........................................    91,871     366,144
*   Arnoldo Mondadori Editore SpA...............................    66,336     127,104
    Ascopiave SpA...............................................    29,894     128,680
    Assicurazioni Generali SpA..................................   164,855   3,198,523
#*  Astaldi SpA.................................................    23,461      18,348
    Atlantia SpA................................................    46,950   1,281,769
    Autogrill SpA...............................................    43,407     421,825
#   Azimut Holding SpA..........................................    64,831   1,310,988
#*  Banca Carige SpA............................................   300,788         371
    Banca Farmafactoring SpA....................................    23,975     141,586
    Banca Generali SpA..........................................    27,309     771,613
    Banca IFIS SpA..............................................    12,519     216,222
    Banca Mediolanum SpA........................................    66,590     489,087
#*  Banca Monte dei Paschi di Siena SpA.........................       520         789
    Banca Popolare di Sondrio SCPA..............................   193,581     526,991
    Banca Profilo SpA...........................................    46,449       8,721
    Banca Sistema SpA...........................................    18,647      35,110
#*  Banco BPM SpA...............................................   685,458   1,631,745
    Banco di Desio e della Brianza SpA..........................    13,120      29,953
    BasicNet SpA................................................    10,635      65,099
    BE..........................................................    35,768      42,527
    Biesse SpA..................................................     4,465      99,498
    BPER Banca..................................................   210,785   1,013,429
    Brembo SpA..................................................    88,127   1,159,239
    Brunello Cucinelli SpA......................................     8,998     327,130
    Buzzi Unicem SpA............................................    22,520     502,098
    Cairo Communication SpA.....................................    49,425     204,010
    Carraro SpA.................................................    13,914      36,899
    Cementir Holding SpA........................................    15,517     112,680
    Cerved Group SpA............................................    52,336     511,488
    CIR-Compagnie Industriali Riunite SpA.......................   142,456     175,385
    CNH Industrial NV...........................................   156,507   1,701,526
    Credito Emiliano SpA........................................    37,701     215,382
*   Credito Valtellinese SpA.................................... 3,091,189     248,909
#*  d'Amico International Shipping SA...........................    86,295       8,782
    Danieli & C Officine Meccaniche SpA.........................     5,424     110,526
    Datalogic SpA...............................................     5,973     141,755
    Davide Campari-Milano SpA...................................    85,368     861,191
    De' Longhi SpA..............................................    15,416     395,154
    DeA Capital SpA.............................................    43,727      76,125
#   DiaSorin SpA................................................     6,986     682,929
    El.En. SpA..................................................     1,301      26,435
#*  Elica SpA...................................................     3,965      10,372
    Emak SpA....................................................    23,116      35,276
    Enav SpA....................................................    28,992     158,322
    Enel SpA.................................................... 1,025,364   6,492,772
    Eni SpA.....................................................   378,555   6,451,008
    Eni SpA, Sponsored ADR......................................       768      26,058
    ERG SpA.....................................................    26,376     487,250

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ITALY -- (Continued)
    Esprinet SpA................................................    20,234 $   82,498
#*  Eurotech SpA................................................     8,670     37,038
    Falck Renewables SpA........................................    80,255    287,165
    Ferrari NV..................................................    11,140  1,510,963
#   Fiat Chrysler Automobiles NV................................   359,805  5,545,097
*   Fincantieri SpA.............................................   173,288    212,197
    FinecoBank Banca Fineco SpA.................................   126,165  1,661,837
    FNM SpA.....................................................    63,935     36,542
*   GEDI Gruppo Editoriale SpA..................................    57,585     22,250
    Gefran SpA..................................................     1,857     16,005
    Geox SpA....................................................    27,658     51,550
    Gruppo MutuiOnline SpA......................................     6,783    131,227
    Hera SpA....................................................   346,619  1,233,877
#   IMA Industria Macchine Automatiche SpA......................     5,947    467,647
*   IMMSI SpA...................................................   116,717     69,297
    Infrastrutture Wireless Italiane SpA........................    30,805    255,342
*   Intek Group SpA.............................................    29,824     10,721
    Interpump Group SpA.........................................    20,581    773,933
    Intesa Sanpaolo SpA......................................... 1,357,056  3,555,509
    Iren SpA....................................................   239,551    560,277
    Italgas SpA.................................................   180,150  1,125,305
    Italmobiliare SpA...........................................     2,852     63,499
    IVS Group SA................................................     1,731     20,882
#*  Juventus Football Club SpA..................................   125,442    177,673
    La Doria SpA................................................     8,722     79,570
    Leonardo SpA................................................    77,670    898,239
    Maire Tecnimont SpA.........................................    50,309    180,017
    MARR SpA....................................................     9,704    235,700
    Massimo Zanetti Beverage Group SpA..........................     4,648     32,013
#*  Mediaset SpA................................................   275,017    915,559
    Mediobanca Banca di Credito Finanziario SpA.................   172,556  1,828,974
    Moncler SpA.................................................    48,475  1,993,014
#*  Mondo TV SpA................................................     8,830     13,292
#*  OVS SpA.....................................................    56,143    117,156
    Piaggio & C SpA.............................................   139,816    386,317
*   Pirelli & C SpA.............................................    91,991    672,488
    Poste Italiane SpA..........................................   123,985  1,325,079
    Prima Industrie SpA.........................................     1,946     44,059
    Prysmian SpA................................................    11,124    214,788
    RAI Way SpA.................................................    23,314    122,702
    Recordati SpA...............................................    12,733    514,512
    Reno de Medici SpA..........................................    85,220     67,493
    Reply SpA...................................................     5,731    373,569
#   Retelit SpA.................................................    27,814     47,566
*   Rizzoli Corriere Della Sera Mediagroup SpA..................    58,201     84,623
    Sabaf SpA...................................................     2,401     42,169
    SAES Getters SpA............................................     1,770     42,859
#*  Safilo Group SpA............................................    10,593     11,217
*   Saipem SpA..................................................   261,733  1,327,637
#   Salini Impregilo SpA........................................    76,708    160,183
    Salvatore Ferragamo SpA.....................................    16,560    375,711
    Saras SpA...................................................   442,774    791,061
    Servizi Italia SpA..........................................     2,987     13,192
    Sesa SpA....................................................     2,079     64,727
    Snam SpA....................................................   165,229    841,162
    Societa Cattolica di Assicurazioni SC.......................    68,624    639,371
    Societa Iniziative Autostradali e Servizi SpA...............    36,557    602,768
#*  Sogefi SpA..................................................    29,462     46,745
    SOL SpA.....................................................    12,728    171,200

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ITALY -- (Continued)
#   Tamburi Investment Partners SpA.............................    16,646 $   118,655
    Technogym SpA...............................................    32,033     393,083
*   Telecom Italia SpA.......................................... 4,215,296   2,359,618
*   Telecom Italia SpA, Sponsored ADR...........................     8,643      47,709
    Tenaris SA..................................................     7,595     105,281
    Terna Rete Elettrica Nazionale SpA..........................   219,674   1,317,860
#*  Tiscali SpA.................................................   594,547       9,751
#   Tod's SpA...................................................     2,352     115,668
#*  TREVI - Finanziaria Industriale SpA.........................    41,634      14,040
    TXT e-solutions SpA.........................................     1,853      19,551
    UniCredit SpA...............................................   140,710   1,948,004
    Unieuro SpA.................................................     2,020      33,382
#   Unione di Banche Italiane SpA...............................   451,016   1,408,018
    Unipol Gruppo SpA...........................................   179,098     912,351
    UnipolSai Assicurazioni SpA.................................   298,323     817,467
    Zignago Vetro SpA...........................................     7,898     100,756
                                                                           -----------
TOTAL ITALY.....................................................            79,023,476
                                                                           -----------
JAPAN -- (15.6%)
    77 Bank, Ltd. (The).........................................    24,700     354,444
    A&A Material Corp...........................................     1,900      17,801
    A&D Co., Ltd................................................    11,800      96,746
    ABC-Mart, Inc...............................................     3,400     211,309
    Abist Co., Ltd..............................................     1,200      34,192
    Achilles Corp...............................................     6,100     108,186
    Acom Co., Ltd...............................................    22,800      80,121
    AD Works Co., Ltd...........................................    42,000      12,856
    Adastria Co., Ltd...........................................    15,900     390,951
    ADEKA Corp..................................................    33,200     498,779
    Ad-sol Nissin Corp..........................................       800      12,074
    Adtec Plasma Technology Co., Ltd............................     2,800      21,237
    Advan Co., Ltd..............................................     6,600      61,543
    Advance Create Co., Ltd.....................................     1,000      16,505
#   Advanex, Inc................................................       700      11,104
#   Advantage Risk Management Co., Ltd..........................     2,200      18,226
    Advantest Corp..............................................    12,600     357,320
    Adventure, Inc..............................................       600      24,598
    Aeon Co., Ltd...............................................    95,824   1,771,455
    Aeon Delight Co., Ltd.......................................     9,500     319,856
    Aeon Fantasy Co., Ltd.......................................     5,400     129,101
    AEON Financial Service Co., Ltd.............................    30,500     633,226
    Aeon Hokkaido Corp..........................................    11,200      74,092
    Aeon Mall Co., Ltd..........................................    15,100     231,829
#   Aeria, Inc..................................................     8,000      44,078
    AFC-HD AMS Life Science Co., Ltd............................     2,000      12,318
    AGC, Inc....................................................    75,900   2,589,541
    Agro-Kanesho Co., Ltd.......................................     2,100      42,830
    Ahresty Corp................................................     5,200      29,833
    Ai Holdings Corp............................................    12,800     209,164
    Aica Kogyo Co., Ltd.........................................    13,800     478,810
    Aichi Bank, Ltd. (The)......................................     3,700     120,819
    Aichi Corp..................................................    13,700      93,610
    Aichi Steel Corp............................................     4,200     128,983
    Aichi Tokei Denki Co., Ltd..................................       800      29,725
    Aida Engineering, Ltd.......................................    17,100     134,915
#*  Aiful Corp..................................................    66,000     154,851
    Aigan Co., Ltd..............................................     4,500      10,650
#   Ain Holdings, Inc...........................................    13,500   1,073,854
    Aiphone Co., Ltd............................................     4,500      71,054

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CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Air Water, Inc.............................................. 64,700 $  986,910
    Airport Facilities Co., Ltd.................................  8,200     40,609
    Airtech Japan, Ltd..........................................  1,900     10,511
    Aisan Industry Co., Ltd..................................... 22,700    153,870
    Aisin Seiki Co., Ltd........................................ 31,100  1,203,101
    AIT Corp....................................................  2,100     20,436
    Aizawa Securities Co., Ltd.................................. 12,600     75,773
    Ajinomoto Co., Inc.......................................... 41,400    669,832
    Ajis Co., Ltd...............................................  2,100     65,247
    Akatsuki Corp...............................................  4,600     11,800
#   Akatsuki, Inc...............................................  1,300     59,214
*   Akebono Brake Industry Co., Ltd............................. 65,300     75,914
    Akita Bank, Ltd. (The)......................................  6,500    128,363
#   Albis Co., Ltd..............................................  2,500     51,053
#   Alconix Corp................................................ 11,500    136,940
    Alfresa Holdings Corp....................................... 13,600    379,493
    Alinco, Inc.................................................  8,800     76,940
#   Alleanza Holdings Co., Ltd..................................  6,200     47,714
    Alpen Co., Ltd..............................................  7,200    111,952
#   Alpha Corp..................................................  3,000     34,086
    Alpha Systems, Inc..........................................  2,400     59,118
    Alps Alpine Co., Ltd........................................ 51,244  1,083,747
    Alps Logistics Co., Ltd.....................................  1,900     14,257
    Altech Corp.................................................  4,400     76,744
    Amada Holdings Co., Ltd..................................... 49,100    550,415
    Amano Corp.................................................. 13,800    360,631
    Amiyaki Tei Co., Ltd........................................  1,600     49,858
    Amuse, Inc..................................................  4,600    109,318
    ANA Holdings, Inc...........................................  4,500    157,485
    Anabuki Kosan, Inc..........................................    500     13,229
    Anest Iwata Corp............................................  8,600     75,118
#*  Anicom Holdings, Inc........................................  3,200     99,315
    AOI Electronics Co., Ltd....................................  1,300     28,053
    AOI TYO Holdings, Inc.......................................  3,240     22,236
    AOKI Holdings, Inc.......................................... 16,400    171,398
    Aomori Bank, Ltd. (The).....................................  7,300    190,954
    Aoyama Trading Co., Ltd..................................... 18,000    395,370
#   Aoyama Zaisan Networks Co., Ltd.............................  2,000     28,601
    Aozora Bank, Ltd............................................ 18,800    459,350
    Apaman Co., Ltd.............................................  3,200     21,661
    Arakawa Chemical Industries, Ltd............................  6,100     82,295
    Arata Corp..................................................  3,600    128,610
    Araya Industrial Co., Ltd...................................  2,300     32,513
    Arcland Sakamoto Co., Ltd...................................  9,100    118,284
    Arcland Service Holdings Co., Ltd...........................  4,000     71,274
    Arcs Co., Ltd............................................... 15,000    304,089
#   Arealink Co., Ltd...........................................  3,300     33,693
    Argo Graphics, Inc..........................................  3,400     69,937
    Ariake Japan Co., Ltd.......................................  3,300    192,835
*   Arisawa Manufacturing Co., Ltd.............................. 14,200    108,959
#*  Arrk Corp................................................... 23,700     22,207
    Artnature, Inc..............................................  9,700     54,673
    ArtSpark Holdings, Inc......................................  4,000     23,061
    As One Corp.................................................  1,700    136,060
    Asahi Broadcasting Group Holdings Corp......................  3,600     24,918
    Asahi Co., Ltd..............................................  6,500     79,001
    Asahi Diamond Industrial Co., Ltd........................... 21,400    151,503
    Asahi Group Holdings, Ltd................................... 28,300  1,233,973
    Asahi Holdings, Inc......................................... 18,100    352,328

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CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Asahi Intecc Co., Ltd.......................................  12,200 $  618,039
    Asahi Kasei Corp............................................ 203,000  2,092,191
    Asahi Kogyosha Co., Ltd.....................................   1,900     51,708
    Asahi Net, Inc..............................................   3,700     19,913
    ASAHI YUKIZAI Corp..........................................   5,500     89,093
    Asante, Inc.................................................   1,900     37,117
    Asanuma Corp................................................   4,000     88,659
    Ashimori Industry Co., Ltd..................................   1,900     27,643
    Asia Pile Holdings Corp.....................................   9,800     53,316
    Asics Corp..................................................  17,400    214,364
    ASKA Pharmaceutical Co., Ltd................................  10,100    105,579
    Astellas Pharma, Inc........................................ 124,500  1,686,212
#   Asti Corp...................................................   1,300     23,377
#   Asukanet Co., Ltd...........................................   1,500     21,553
    Asunaro Aoki Construction Co., Ltd..........................   6,400     49,777
#   Ateam, Inc..................................................   3,400     50,907
#   Atom Corp...................................................  28,800    249,242
    Atsugi Co., Ltd.............................................   6,500     54,848
#   Aucnet, Inc.................................................   2,400     27,277
    Autobacs Seven Co., Ltd.....................................  17,000    296,480
    Aval Data Corp..............................................   1,000     17,245
    Avant Corp..................................................     900     13,267
    Avex, Inc...................................................  17,500    221,769
    Awa Bank, Ltd. (The)........................................  14,900    375,108
*   Axell Corp..................................................   2,300     10,828
    Axial Retailing, Inc........................................   8,500    253,211
    Azbil Corp..................................................  20,800    500,651
    Bandai Namco Holdings, Inc..................................  20,300    973,199
    Bando Chemical Industries, Ltd..............................  12,900    125,756
    Bank of Iwate, Ltd. (The)...................................   6,200    178,556
    Bank of Kochi, Ltd. (The)...................................   4,100     30,441
    Bank of Kyoto, Ltd. (The)...................................  13,500    585,016
    Bank of Nagoya, Ltd. (The)..................................   5,100    165,387
    Bank of Okinawa, Ltd. (The).................................   8,500    264,467
    Bank of Saga, Ltd. (The)....................................   6,800    107,698
    Bank of the Ryukyus, Ltd....................................  17,600    190,540
    Bank of Toyama, Ltd. (The)..................................     300      8,536
    Baroque Japan, Ltd..........................................   9,000     77,911
    BayCurrent Consulting, Inc..................................   9,600    347,877
#   Beenos, Inc.................................................   3,400     43,281
    Belc Co., Ltd...............................................   5,500    246,541
    Bell System24 Holdings, Inc.................................  20,200    294,697
    Belluna Co., Ltd............................................  16,200    122,241
    Benefit One, Inc............................................  19,400    405,711
    Benesse Holdings, Inc.......................................   4,500    124,415
#*  Bengo4.com, Inc.............................................     800     31,252
    Bic Camera, Inc.............................................  35,800    384,001
    Biofermin Pharmaceutical Co., Ltd...........................   1,000     20,505
    BML, Inc....................................................   9,500    268,422
    Bookoff Group Holdings, Ltd.................................   3,100     23,837
    Bourbon Corp................................................     700     11,807
    BP Castrol K.K..............................................   2,900     37,984
    Br Holdings Corp............................................  10,200     29,268
    Bridgestone Corp............................................  82,100  3,256,938
    Broadleaf Co., Ltd..........................................  26,400    136,032
    BRONCO BILLY Co., Ltd.......................................   4,200     87,349
    Brother Industries, Ltd.....................................  62,300  1,230,111
    Bunka Shutter Co., Ltd......................................  20,500    151,237
    CAC Holdings Corp...........................................   5,100     72,882

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CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Calbee, Inc.................................................  11,400 $  315,670
#   Can Do Co., Ltd.............................................   5,700     87,467
    Canon Electronics, Inc......................................   8,100    133,486
    Canon Marketing Japan, Inc..................................   8,600    186,602
    Canon, Inc., Sponsored ADR..................................   1,500     41,520
    Canon, Inc..................................................  53,600  1,487,296
    Capcom Co., Ltd.............................................  34,800    785,216
    Career Design Center Co., Ltd...............................   1,000     13,236
#*  CareerIndex, Inc............................................   1,500     10,737
    Carlit Holdings Co., Ltd....................................   6,300     48,306
    Carta Holdings, Inc.........................................   4,500     48,353
    Casio Computer Co., Ltd.....................................  37,000    466,059
    Cawachi, Ltd................................................   7,300    129,252
    CDS Co., Ltd................................................   1,800     21,001
    Central Automotive Products, Ltd............................   3,900     59,632
    Central Glass Co., Ltd......................................  16,300    380,932
    Central Japan Railway Co....................................   4,900  1,053,693
    Central Sports Co., Ltd.....................................   3,600    101,782
    Chiba Bank, Ltd. (The)......................................  95,100    499,505
    Chiba Kogyo Bank, Ltd. (The)................................  18,500     47,693
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H......   5,700     63,894
    CHIMNEY Co., Ltd............................................   1,200     29,165
    Chino Corp..................................................     800      9,406
    Chiyoda Co., Ltd............................................   5,000     79,233
    Chiyoda Integre Co., Ltd....................................   4,600     85,980
    Chofu Seisakusho Co., Ltd...................................   7,200    152,018
    Chori Co., Ltd..............................................   3,800     56,731
    Chubu Electric Power Co., Inc...............................  34,900    507,500
    Chubu Shiryo Co., Ltd.......................................   8,300     91,908
    Chudenko Corp...............................................  12,300    251,846
    Chuetsu Pulp & Paper Co., Ltd...............................   3,100     39,151
    Chugai Pharmaceutical Co., Ltd..............................   2,500    158,541
    Chugai Ro Co., Ltd..........................................   2,300     38,461
    Chugoku Bank, Ltd. (The)....................................  46,500    450,280
    Chugoku Electric Power Co., Inc. (The)......................  37,000    441,765
    Chugoku Marine Paints, Ltd..................................  22,700    214,957
    Chukyo Bank, Ltd. (The).....................................   4,300     84,830
    Chuo Spring Co., Ltd........................................   1,100     29,044
    CI Takiron Corp.............................................  15,000     90,689
#   Citizen Watch Co., Ltd...................................... 130,800    737,480
    CKD Corp....................................................  31,700    368,699
    CK-San-Etsu Co., Ltd........................................   2,200     57,270
    Cleanup Corp................................................   8,000     44,762
    CMIC Holdings Co., Ltd......................................   8,000    117,940
    CMK Corp....................................................  19,000    131,894
    Coca-Cola Bottlers Japan Holdings, Inc......................  19,850    490,137
    cocokara fine, Inc..........................................   5,300    211,021
    Coco's Japan Co., Ltd.......................................   1,600     27,281
#   COLOPL, Inc.................................................  18,900    115,051
    Colowide Co., Ltd...........................................  17,700    355,581
    Computer Engineering & Consulting, Ltd......................   8,400    166,334
    COMSYS Holdings Corp........................................  22,605    594,723
    Comture Corp................................................   3,900    134,452
    Concordia Financial Group, Ltd.............................. 139,117    543,126
    CONEXIO Corp................................................  10,700    132,863
#   Core Corp...................................................   1,800     21,670
    Corona Corp.................................................   5,900     55,743
    Cosel Co., Ltd..............................................   4,900     52,652
    Cosmo Energy Holdings Co., Ltd..............................  31,300    646,365

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CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Cosmos Initia Co., Ltd......................................   5,600 $   28,284
    Cosmos Pharmaceutical Corp..................................   1,300    207,819
    Cota Co., Ltd...............................................   1,573     17,738
    CRE, Inc....................................................   5,000     43,477
    Create Medic Co., Ltd.......................................   3,600     31,377
    Create Restaurants Holdings, Inc............................  13,200    158,419
    Create SD Holdings Co., Ltd.................................  12,000    277,551
    Credit Saison Co., Ltd......................................  40,100    513,062
#   Creek & River Co., Ltd......................................   4,300     47,507
    Cresco, Ltd.................................................   1,500     45,688
    CTI Engineering Co., Ltd....................................   4,900     67,344
    CTS Co., Ltd................................................   8,900     54,419
    CyberAgent, Inc.............................................  16,500    661,389
#*  Cyberstep, Inc..............................................     900      8,598
    Cybozu, Inc.................................................   4,900     46,566
    Dai Nippon Printing Co., Ltd................................  28,200    669,413
    Dai Nippon Toryo Co., Ltd...................................  10,500     99,224
    Daibiru Corp................................................  14,200    125,926
    Daicel Corp................................................. 102,700  1,152,155
    Dai-Dan Co., Ltd............................................   5,800    128,922
    Daido Kogyo Co., Ltd........................................   3,200     24,990
    Daido Metal Co., Ltd........................................  22,400    141,219
    Daido Steel Co., Ltd........................................  12,200    497,766
    Daidoh, Ltd.................................................  10,800     31,360
    Daifuku Co., Ltd............................................  13,700    842,833
    Daihatsu Diesel Manufacturing Co., Ltd......................   5,100     29,721
    Daihen Corp.................................................   7,800    218,333
    Daiho Corp..................................................   7,800    209,212
    Dai-Ichi Cutter Kogyo K.K...................................   2,500     40,863
    Daiichi Jitsugyo Co., Ltd...................................   3,600    111,134
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................  11,900     91,785
    Dai-ichi Life Holdings, Inc.................................  94,700  1,366,977
    Daiichi Sankyo Co., Ltd.....................................   3,300    163,167
    Dai-ichi Seiko Co., Ltd.....................................   3,400     34,885
    Daiichikosho Co., Ltd.......................................  12,000    587,940
    Daiken Corp.................................................   5,500    103,968
    Daiken Medical Co., Ltd.....................................   4,500     23,085
#   Daiki Aluminium Industry Co., Ltd...........................  18,800    109,725
    Daiki Axis Co., Ltd.........................................   3,000     23,246
    Daikin Industries, Ltd......................................   9,800  1,247,731
    Daikoku Denki Co., Ltd......................................   3,000     40,938
    Daikokutenbussan Co., Ltd...................................   4,200    144,165
    Daikyonishikawa Corp........................................  26,800    270,301
    Dainichi Co., Ltd...........................................   4,700     28,217
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......   4,600    133,990
    Daio Paper Corp.............................................  32,500    376,268
    Daiohs Corp.................................................   1,300     16,333
    Daiseki Co., Ltd............................................   6,600    181,316
    Daiseki Eco. Solution Co., Ltd..............................   1,200      6,546
    Daishi Hokuetsu Financial Group, Inc........................  14,250    419,401
    Daishinku Corp..............................................   2,600     24,755
    Daisue Construction Co., Ltd................................   5,300     44,233
    Daito Bank, Ltd. (The)......................................   2,300     13,003
    Daito Pharmaceutical Co., Ltd...............................   7,350    237,403
    Daito Trust Construction Co., Ltd...........................   4,200    562,394
    Daitron Co., Ltd............................................   2,200     32,889
    Daiwa House Industry Co., Ltd...............................  95,900  2,688,029
    Daiwa Industries, Ltd.......................................  11,300    131,982
    Daiwa Securities Group, Inc................................. 248,000  1,154,398

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Daiwabo Holdings Co., Ltd................................... 10,500 $  537,346
#   DCM Holdings Co., Ltd....................................... 43,100    427,215
    DD Holdings Co., Ltd........................................  1,200     20,182
#   Dear Life Co., Ltd.......................................... 11,300     42,888
    DeNA Co., Ltd............................................... 23,700    370,118
    Denka Co., Ltd.............................................. 36,500  1,102,130
    Denki Kogyo Co., Ltd........................................  3,900    114,376
    Densan System Co., Ltd......................................  3,700    106,796
    Denso Corp.................................................. 26,200  1,144,809
    Dentsu, Inc................................................. 18,100    740,656
    Denyo Co., Ltd..............................................  6,400     81,353
    Descente, Ltd...............................................  5,600    118,628
    Dexerials Corp.............................................. 36,300    229,665
    DIC Corp.................................................... 38,800  1,139,692
    Digital Arts, Inc...........................................  3,100    267,673
    Digital Hearts Holdings Co., Ltd............................  4,100     46,099
#   Dip Corp....................................................  9,900    151,322
    Disco Corp..................................................  3,500    605,664
    DKK-Toa Corp................................................  1,900     13,990
#   DKS Co., Ltd................................................  5,600    182,931
    DMG Mori Co., Ltd........................................... 40,100    578,249
    Doshisha Co., Ltd...........................................  6,500    103,978
    Doutor Nichires Holdings Co., Ltd...........................  8,600    164,037
    Dowa Holdings Co., Ltd...................................... 26,500    864,093
    DTS Corp....................................................  9,600    340,010
    Duskin Co., Ltd............................................. 16,000    394,867
    Dvx, Inc....................................................  3,100     25,615
    DyDo Group Holdings, Inc....................................  3,600    160,967
    Dynic Corp..................................................  3,300     21,783
    Eagle Industry Co., Ltd..................................... 17,000    194,811
    Earth Corp..................................................  3,400    155,928
    East Japan Railway Co....................................... 12,400  1,168,599
    Ebara Corp.................................................. 21,600    664,780
    Ebara Foods Industry, Inc...................................    800     15,688
    Ebara Jitsugyo Co., Ltd.....................................  1,900     35,749
*   eBook Initiative Japan Co., Ltd.............................    800     12,141
    Eco's Co., Ltd..............................................  5,400     71,522
#   EDION Corp.................................................. 29,200    247,618
    EF-ON, Inc..................................................  9,860     74,133
    eGuarantee, Inc.............................................  6,800     72,738
#   E-Guardian, Inc.............................................  2,300     43,886
    Ehime Bank, Ltd. (The)...................................... 12,600    119,868
    Eidai Co., Ltd..............................................  7,800     28,835
    Eiken Chemical Co., Ltd.....................................  7,200    129,497
    Eisai Co., Ltd..............................................    300     17,469
    Eizo Corp...................................................  5,800    222,912
#   Elan Corp...................................................  3,600     54,909
    Elecom Co., Ltd.............................................  5,000    167,770
    Electric Power Development Co., Ltd.........................  7,600    176,665
    Elematec Corp...............................................  2,700     49,681
#   EM Systems Co., Ltd.........................................  5,600     75,593
    Endo Lighting Corp..........................................  5,800     42,534
*   Enigmo, Inc.................................................  3,300     88,163
    en-japan, Inc...............................................  9,000    293,084
    Enomoto Co., Ltd............................................  2,000     16,524
    Enplas Corp.................................................  2,100     59,511
#   Enshu, Ltd..................................................  3,500     37,519
    Ensuiko Sugar Refining Co., Ltd.............................  9,000     18,776
    EPS Holdings, Inc........................................... 16,000    286,856

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   eRex Co., Ltd...............................................   9,500 $   86,839
#   ES-Con Japan, Ltd...........................................  27,000    192,390
    ESCRIT, Inc.................................................   4,800     27,552
#   Escrow Agent Japan, Inc.....................................   7,800     21,128
    ESPEC Corp..................................................   4,400     86,929
    Excel Co., Ltd..............................................   3,900     69,134
    Exedy Corp..................................................  13,000    297,897
    Ezaki Glico Co., Ltd........................................   2,200    116,105
    F&M Co., Ltd................................................   1,700     18,476
    F@N Communications, Inc.....................................  33,500    205,664
    Faith, Inc..................................................   4,000     30,804
    FALCO HOLDINGS Co., Ltd.....................................   4,500     57,685
    FamilyMart UNY Holdings Co., Ltd............................  12,040    321,066
    Fancl Corp..................................................   4,300    127,583
    FANUC Corp..................................................   2,700    507,264
    Fast Retailing Co., Ltd.....................................   3,100  1,793,630
    FCC Co., Ltd................................................  22,600    467,950
*   FDK Corp....................................................   2,199     21,302
    Feed One Co., Ltd...........................................  53,900     82,911
    Fenwal Controls of Japan, Ltd...............................     700      9,763
#   Ferrotec Holdings Corp......................................  22,900    256,163
#*  FFRI, Inc...................................................     800     23,359
    FIDEA Holdings Co., Ltd.....................................  73,900     87,060
    Fields Corp.................................................   2,800     19,756
    Financial Products Group Co., Ltd...........................  22,500    193,637
#   FINDEX, Inc.................................................   5,100     38,429
    First Brothers Co., Ltd.....................................   3,900     40,947
    First Juken Co., Ltd........................................   1,800     19,675
#   First-corp, Inc.............................................   1,100      9,195
*   FIRSTLOGIC, Inc.............................................   1,600      8,458
#   Fixstars Corp...............................................   4,500     59,460
    FJ Next Co., Ltd............................................   5,400     43,287
    Foster Electric Co., Ltd....................................  14,100    219,854
    FP Corp.....................................................   9,600    584,910
    France Bed Holdings Co., Ltd................................   7,200     59,308
#   Freebit Co., Ltd............................................   6,000     60,987
#   Freund Corp.................................................   4,300     31,068
    F-Tech, Inc.................................................  10,000     79,458
#   FTGroup Co., Ltd............................................   6,700     81,743
    Fudo Tetra Corp.............................................   9,450    130,007
    Fuji Co., Ltd...............................................   7,900    131,731
    Fuji Corp...................................................  18,700    282,672
    Fuji Corp...................................................   3,600     72,663
    Fuji Corp., Ltd.............................................  10,100     76,316
    Fuji Die Co., Ltd...........................................   2,300     13,170
    Fuji Electric Co., Ltd......................................  26,600    942,997
#   Fuji Kyuko Co., Ltd.........................................   6,800    257,724
    Fuji Media Holdings, Inc....................................  13,800    185,716
    Fuji Oil Co., Ltd...........................................  28,400     71,077
    Fuji Oil Holdings, Inc......................................  15,300    491,457
    Fuji Pharma Co., Ltd........................................   4,000     60,713
    Fuji Seal International, Inc................................  18,400    643,472
    Fuji Soft, Inc..............................................   6,200    245,236
    Fujibo Holdings, Inc........................................   4,500    111,946
    Fujicco Co., Ltd............................................   4,800     94,925
    FUJIFILM Holdings Corp......................................  12,800    597,968
    Fujikura Composites, Inc....................................   8,600     36,923
    Fujikura Kasei Co., Ltd.....................................  10,400     56,929
    Fujikura, Ltd............................................... 193,600    798,821

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Fujimak Corp................................................  1,400 $    9,987
    Fujimi, Inc.................................................  4,000     93,127
    Fujimori Kogyo Co., Ltd.....................................  8,100    236,940
#   Fujio Food System Co., Ltd..................................  1,800     47,089
#   Fujisash Co., Ltd........................................... 35,600     27,600
    Fujishoji Co., Ltd..........................................  2,000     17,217
#   Fujita Kanko, Inc...........................................  4,700    116,226
    Fujitec Co., Ltd............................................ 16,000    196,512
    Fujitsu Frontech, Ltd.......................................  4,400     41,998
    Fujitsu General, Ltd........................................ 29,800    435,156
    Fujitsu, Ltd................................................ 32,800  2,407,998
    Fujiya Co., Ltd.............................................  2,100     39,003
    FuKoKu Co., Ltd.............................................  6,200     45,997
    Fukuda Corp.................................................  1,900     75,086
    Fukuda Denshi Co., Ltd......................................    700     48,812
    Fukui Bank, Ltd. (The)......................................  8,200    119,725
    Fukui Computer Holdings, Inc................................  2,100     42,230
    Fukuoka Financial Group, Inc................................ 26,432    616,983
*   Fukushima Bank, Ltd. (The).................................. 11,300     32,585
    Fukushima Industries Corp...................................  6,600    228,838
    Fukuyama Transporting Co., Ltd..............................  6,900    265,836
    FULLCAST Holdings Co., Ltd..................................  5,600    123,499
    Fumakilla, Ltd..............................................  4,000     52,810
#*  Funai Electric Co., Ltd.....................................  8,500     61,511
    Funai Soken Holdings, Inc...................................  8,970    232,713
    Furukawa Battery Co., Ltd. (The)............................  7,900     47,363
    Furukawa Co., Ltd........................................... 11,000    137,192
    Furukawa Electric Co., Ltd.................................. 35,100    926,463
    Furuno Electric Co., Ltd.................................... 10,200     85,949
    Furusato Industries, Ltd....................................  2,600     38,115
    Furyu Corp..................................................  8,200     74,281
    Fuso Chemical Co., Ltd......................................  8,900    159,284
    Fuso Pharmaceutical Industries, Ltd.........................  2,600     57,672
    Futaba Corp................................................. 14,100    229,105
    Futaba Industrial Co., Ltd.................................. 35,800    225,825
    Future Corp................................................. 10,500    175,520
    Fuyo General Lease Co., Ltd................................. 12,000    599,364
    G-7 Holdings, Inc...........................................  4,100     92,727
    Gakken Holdings Co., Ltd....................................  1,100     51,519
    Gakkyusha Co., Ltd..........................................  2,100     24,191
    GCA Corp....................................................  5,600     41,302
    Gecoss Corp.................................................  4,900     44,027
    Genki Sushi Co., Ltd........................................  1,200     46,704
    Genky DrugStores Co., Ltd...................................  4,200     98,623
    Geo Holdings Corp........................................... 19,600    267,064
    Geostr Corp.................................................  7,300     25,483
    Gfoot Co., Ltd..............................................  4,800     27,807
    Giken, Ltd..................................................  5,700    178,713
#   GL Sciences, Inc............................................  3,700     57,299
    GLOBERIDE, Inc..............................................  6,000    173,254
    Glory, Ltd.................................................. 16,100    406,506
    GMO Cloud K.K...............................................  1,300     48,945
    GMO Financial Holdings, Inc.................................  7,700     41,368
    GMO internet, Inc........................................... 22,600    350,784
    GMO Payment Gateway, Inc....................................  5,800    462,500
    Godo Steel, Ltd.............................................  3,600     56,188
    Gokurakuyu Holdings Co., Ltd................................  8,800     45,794
    Goldcrest Co., Ltd..........................................  7,700    101,475
#   Goldwin, Inc................................................  2,600    415,767

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Golf Digest Online, Inc.....................................   6,700 $   39,556
#   Good Com Asset Co., Ltd.....................................   1,400     19,093
    Grandy House Corp...........................................   4,200     16,928
    Gree, Inc...................................................  26,300    102,642
    Greens Co., Ltd.............................................   2,500     34,437
    GS Yuasa Corp...............................................  33,800    679,104
    GSI Creos Corp..............................................   1,800     18,934
    G-Tekt Corp.................................................  11,700    166,913
    Gun-Ei Chemical Industry Co., Ltd...........................   1,800     44,318
    GungHo Online Entertainment, Inc............................  68,400    213,400
    Gunma Bank, Ltd. (The)......................................  81,100    321,614
#*  Gunosy, Inc.................................................   2,400     35,991
    Gunze, Ltd..................................................   5,700    242,769
    Gurunavi, Inc...............................................  19,800    110,398
    H2O Retailing Corp..........................................  30,000    382,205
#   HABA Laboratories, Inc......................................     900     60,352
    Hachijuni Bank, Ltd. (The)..................................  98,900    398,087
    Hagihara Industries, Inc....................................   4,000     52,286
    Hagiwara Electric Holdings Co., Ltd.........................   3,300     91,671
    Hakudo Co., Ltd.............................................   4,400     61,230
    Hakuhodo DY Holdings, Inc...................................  23,700    400,718
    Hakuto Co., Ltd.............................................   6,400     69,441
#   Hakuyosha Co., Ltd..........................................     800     21,655
    Halows Co., Ltd.............................................   3,100     61,384
    Hamakyorex Co., Ltd.........................................   9,700    358,962
    Hamamatsu Photonics KK......................................   4,300    175,016
#   Hamee Corp..................................................   1,400      9,733
    Handsman Co., Ltd...........................................     800      8,861
    Hankyu Hanshin Holdings, Inc................................  33,400  1,248,727
    Hanwa Co., Ltd..............................................  14,300    412,175
    Happinet Corp...............................................   4,400     52,315
    Harada Industry Co., Ltd....................................   4,800     35,650
    Hard Off Corp. Co., Ltd.....................................   3,100     21,075
    Harima Chemicals Group, Inc.................................   6,100     60,233
    Harmonic Drive Systems, Inc.................................   5,400    214,994
    Haruyama Holdings, Inc......................................   2,000     15,060
    Haseko Corp................................................. 133,700  1,616,963
    Havix Corp..................................................     900      5,332
    Hayashikane Sangyo Co., Ltd.................................   2,900     15,180
    Hazama Ando Corp............................................ 132,400    890,326
    Heiwa Corp..................................................  17,400    346,715
    Heiwa Real Estate Co., Ltd..................................  11,600    223,767
    Heiwado Co., Ltd............................................  12,800    235,845
#   Helios Techno Holdings Co., Ltd.............................  11,800     69,759
    Hibino Corp.................................................   2,500     53,872
    Hibiya Engineering, Ltd.....................................   7,600    127,274
    Hiday Hidaka Corp...........................................   6,381    116,279
    Hikari Tsushin, Inc.........................................   1,300    241,031
#   HI-LEX Corp.................................................   4,700     87,086
    Hino Motors, Ltd............................................  59,500    564,088
    Hinokiya Group Co., Ltd.....................................   2,400     49,184
    Hioki EE Corp...............................................   2,000     72,189
#   Hirakawa Hewtech Corp.......................................   1,900     23,706
#   Hiramatsu, Inc..............................................  14,800     45,499
#   Hirano Tecseed Co., Ltd.....................................   5,000     83,987
    Hirata Corp.................................................   4,200    289,587
    Hirose Electric Co., Ltd....................................   3,355    388,844
#*  Hirose Tusyo, Inc...........................................   1,900     30,650
    Hiroshima Bank, Ltd. (The)..................................  75,300    406,178

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Hiroshima Gas Co., Ltd......................................   9,300 $   29,712
    HIS Co., Ltd................................................  13,400    428,007
    Hisaka Works, Ltd...........................................   8,600     76,340
    Hisamitsu Pharmaceutical Co., Inc...........................   1,500     63,802
    Hitachi Capital Corp........................................  38,300    891,849
    Hitachi Chemical Co., Ltd...................................  19,400    517,434
    Hitachi Construction Machinery Co., Ltd.....................  30,400    816,348
    Hitachi High-Technologies Corp..............................  12,400    552,692
    Hitachi Metals, Ltd.........................................  37,300    431,144
    Hitachi Transport System, Ltd...............................  19,000    526,889
    Hitachi Zosen Corp..........................................  67,900    210,453
    Hitachi, Ltd................................................ 157,200  5,228,193
    Hitachi, Ltd., ADR..........................................   2,000    133,250
    HITO Communications Holdings................................   2,200     37,246
    Hochiki Corp................................................   6,500     74,152
    Hoden Seimitsu Kako Kenkyusho Co., Ltd......................   1,000      9,140
    Hodogaya Chemical Co., Ltd..................................   2,500     68,698
    Hogy Medical Co., Ltd.......................................   5,600    183,335
    Hokkaido Electric Power Co., Inc............................  57,300    321,373
    Hokkaido Gas Co., Ltd.......................................   4,700     60,275
    Hokkan Holdings, Ltd........................................   5,200     86,110
    Hokko Chemical Industry Co., Ltd............................   8,500     40,053
    Hokkoku Bank, Ltd. (The)....................................   9,000    277,728
    Hokuetsu Corp...............................................  53,000    289,114
    Hokuetsu Industries Co., Ltd................................  11,900    129,284
    Hokuhoku Financial Group, Inc...............................  43,200    476,472
    Hokuriku Electric Industry Co., Ltd.........................   3,300     31,760
*   Hokuriku Electric Power Co..................................  42,000    312,311
    Hokuriku Electrical Construction Co., Ltd...................   5,000     41,044
    Hokuto Corp.................................................   6,400    110,151
    Honda Motor Co., Ltd., Sponsored ADR........................  10,600    295,634
    Honda Motor Co., Ltd........................................ 259,300  7,235,230
    Honda Tsushin Kogyo Co., Ltd................................   6,800     34,069
    H-One Co., Ltd..............................................  10,500     90,483
    Honeys Holdings Co., Ltd....................................   6,900     63,704
    Honshu Chemical Industry Co., Ltd...........................   1,800     19,517
#   Hoosiers Holdings...........................................  18,200    108,073
    Horiba, Ltd.................................................  15,700    950,905
    Hoshizaki Corp..............................................   2,200    142,632
    Hosiden Corp................................................  22,400    214,291
    Hosokawa Micron Corp........................................   4,300    203,001
#*  Hotland Co., Ltd............................................   2,600     35,769
    House Foods Group, Inc......................................   9,700    391,376
    Howa Machinery, Ltd.........................................   4,000     34,864
    Hoya Corp...................................................  17,900  1,264,234
    Hulic Co., Ltd..............................................  12,400    106,977
    Hyakugo Bank, Ltd. (The)....................................  90,500    292,750
    Hyakujushi Bank, Ltd. (The).................................   9,400    195,876
#   I K K, Inc..................................................   5,600     37,012
    Ibiden Co., Ltd.............................................  31,800    570,534
    IBJ Leasing Co., Ltd........................................  16,800    395,171
    IBJ, Inc....................................................   3,200     25,961
    Ichibanya Co., Ltd..........................................   3,098    126,960
#   Ichigo, Inc................................................. 137,900    445,417
    Ichiken Co., Ltd............................................   3,100     54,388
    Ichikoh Industries, Ltd.....................................  23,000    144,088
    Ichimasa Kamaboko Co., Ltd..................................   3,500     36,548
    Ichinen Holdings Co., Ltd...................................  12,700    138,690
    Ichiyoshi Securities Co., Ltd...............................  23,500    171,278

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Icom, Inc...................................................   4,000 $   75,047
    ID Holdings Corp............................................   3,700     44,867
    Idec Corp...................................................  14,800    302,108
    Idemitsu Kosan Co., Ltd.....................................  73,283  2,381,110
#   IDOM, Inc...................................................  37,000     90,102
    Ihara Science Corp..........................................   4,200     47,976
    IHI Corp....................................................  39,000    931,064
    Iida Group Holdings Co., Ltd................................  17,000    288,073
    Iino Kaiun Kaisha, Ltd......................................  32,700    114,173
    IJTT Co., Ltd...............................................  15,400     82,827
    Ikegami Tsushinki Co., Ltd..................................   2,500     26,329
#   IMAGICA GROUP, Inc..........................................   7,200     37,067
    Imasen Electric Industrial..................................   7,400     69,578
    Inaba Denki Sangyo Co., Ltd.................................   5,700    232,208
    Inaba Seisakusho Co., Ltd...................................   3,800     48,449
    Inabata & Co., Ltd..........................................  17,000    233,656
    Inageya Co., Ltd............................................   4,200     50,321
    Ines Corp...................................................   1,800     22,483
    I-Net Corp..................................................   7,310     87,461
    Infocom Corp................................................  13,200    253,849
#   Infomart Corp...............................................  27,400    398,651
    Information Services International-Dentsu, Ltd..............   4,900    168,322
    Innotech Corp...............................................   8,200     73,593
    Inpex Corp.................................................. 113,800  1,107,139
    Intage Holdings, Inc........................................  17,300    145,743
#   Intellex Co., Ltd...........................................   1,100      7,217
    Intelligent Wave, Inc.......................................   1,600     10,668
#   Inter Action Corp...........................................   1,700     29,367
    Internet Initiative Japan, Inc..............................  19,300    391,716
    Inui Global Logistics Co., Ltd..............................   5,100     40,140
    I-O Data Device, Inc........................................   4,300     45,860
    IR Japan Holdings, Ltd......................................   2,200     37,976
    Iriso Electronics Co., Ltd..................................  10,600    551,669
#   I'rom Group Co., Ltd........................................     900     15,037
#   Ise Chemicals Corp..........................................     600     18,391
    Iseki & Co., Ltd............................................   7,400    115,808
    Isetan Mitsukoshi Holdings, Ltd.............................  44,900    428,014
#   Ishihara Chemical Co., Ltd..................................   1,600     24,933
    Ishihara Sangyo Kaisha, Ltd.................................  15,600    175,330
    Ishizuka Glass Co., Ltd.....................................     600     10,564
#   Isolite Insulating Products Co., Ltd........................   4,700     21,651
#   Istyle, Inc.................................................  11,100     79,190
    Isuzu Motors, Ltd........................................... 125,300  1,804,663
*   ITbook Holdings Co., Ltd....................................   4,600     14,690
*   Itfor, Inc..................................................   5,500     46,188
#   Ito En, Ltd.................................................  11,100    553,802
    ITOCHU Corp.................................................  55,800  1,006,824
    Itochu Enex Co., Ltd........................................  26,700    218,620
    Itochu Techno-Solutions Corp................................  13,200    324,391
    Itochu-Shokuhin Co., Ltd....................................   1,600     67,385
    Itoham Yonekyu Holdings, Inc................................  40,100    250,810
    Itoki Corp..................................................  15,400     75,966
*   Itokuro, Inc................................................   1,600     34,410
    IwaiCosmo Holdings, Inc.....................................   7,900     84,982
#   Iwaki & Co., Ltd............................................  11,000     45,381
    Iwasaki Electric Co., Ltd...................................   3,500     42,932
#   Iwatani Corp................................................  26,000    814,884
    Iwatsu Electric Co., Ltd....................................   4,300     30,986
    Iyo Bank, Ltd. (The)........................................  58,400    324,836

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Izumi Co., Ltd..............................................  11,700 $  511,004
    J Front Retailing Co., Ltd..................................  53,200    650,044
#   J Trust Co., Ltd............................................  31,800    104,905
    JAC Recruitment Co., Ltd....................................   4,600    112,814
    Jaccs Co., Ltd..............................................   9,900    172,010
    Jafco Co., Ltd..............................................  16,400    620,835
    Jalux, Inc..................................................   3,200     72,703
    Jamco Corp..................................................   5,800    116,816
    Janome Sewing Machine Co., Ltd..............................   7,000     29,263
    Japan Airlines Co., Ltd.....................................  21,700    707,710
    Japan Airport Terminal Co., Ltd.............................   5,300    224,129
    Japan Asia Group, Ltd.......................................   8,500     27,147
*   Japan Asia Investment Co., Ltd..............................   9,000     15,654
*   Japan Asset Marketing Co., Ltd..............................  50,200     47,437
    Japan Aviation Electronics Industry, Ltd....................  33,800    546,868
#   Japan Best Rescue System Co., Ltd...........................   3,800     55,924
    Japan Cash Machine Co., Ltd.................................   8,500     90,522
*   Japan Display, Inc.......................................... 285,200    201,353
#   Japan Electronic Materials Corp.............................   4,200     26,038
    Japan Exchange Group, Inc...................................  46,400    757,694
    Japan Foundation Engineering Co., Ltd.......................   8,700     29,552
    Japan Investment Adviser Co., Ltd...........................   3,000     73,867
    Japan Lifeline Co., Ltd.....................................  13,500    214,115
    Japan Material Co., Ltd.....................................  18,100    270,250
    Japan Meat Co., Ltd.........................................   5,400     83,019
    Japan Medical Dynamic Marketing, Inc........................   8,300     92,274
    Japan Oil Transportation Co., Ltd...........................   1,100     28,342
    Japan Petroleum Exploration Co., Ltd........................   9,800    212,749
    Japan Post Holdings Co., Ltd................................ 135,100  1,513,072
    Japan Property Management Center Co., Ltd...................   3,600     29,277
    Japan Pulp & Paper Co., Ltd.................................   3,600    137,844
    Japan Securities Finance Co., Ltd...........................  41,800    217,202
    Japan Steel Works, Ltd. (The)...............................  34,000    657,125
    Japan Tobacco, Inc..........................................  89,200  2,061,200
    Japan Transcity Corp........................................  12,000     47,927
    Japan Wool Textile Co., Ltd. (The)..........................  20,600    166,065
    Jastec Co., Ltd.............................................   2,800     23,800
    JBCC Holdings, Inc..........................................   6,700     91,280
    JCR Pharmaceuticals Co., Ltd................................     600     33,851
    JCU Corp....................................................  10,500    178,917
    Jeol, Ltd...................................................  18,700    378,889
    JFE Holdings, Inc...........................................  68,600  1,180,458
#   JFLA Holdings, Inc..........................................   7,200     24,911
    JGC Corp....................................................  28,000    403,437
#*  JIG-SAW, Inc................................................     800     21,425
    Jimoto Holdings, Inc........................................  65,400     60,175
    JINS, Inc...................................................   4,100    219,741
    JK Holdings Co., Ltd........................................   4,900     25,672
    JMS Co., Ltd................................................   7,600     45,697
#   Joban Kosan Co., Ltd........................................   2,900     43,159
    J-Oil Mills, Inc............................................   3,900    139,646
    Joshin Denki Co., Ltd.......................................   5,100    109,676
    JP-Holdings, Inc............................................  15,500     40,135
    JSP Corp....................................................   4,700     98,581
    JSR Corp....................................................  26,500    404,350
    JTEKT Corp..................................................  84,200  1,086,155
    Juki Corp...................................................  19,000    219,200
    Juroku Bank, Ltd. (The).....................................  12,700    259,436
    Justsystems Corp............................................   6,400    183,667

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    JVC Kenwood Corp............................................  99,600 $  264,771
    JXTG Holdings, Inc.......................................... 780,800  3,798,739
    K&O Energy Group, Inc.......................................   4,200     60,865
    kabu.com Securities Co., Ltd................................  55,600    279,315
*   Kadokawa Dwango.............................................  20,800    262,351
    Kadoya Sesame Mills, Inc....................................     500     22,430
    Kaga Electronics Co., Ltd...................................   6,900    127,411
    Kagome Co., Ltd.............................................   5,600    152,971
    Kajima Corp................................................. 121,000  1,795,894
    Kakaku.com, Inc.............................................  19,300    397,628
    Kaken Pharmaceutical Co., Ltd...............................   9,400    402,661
    Kakiyasu Honten Co., Ltd....................................   4,700     88,848
    Kameda Seika Co., Ltd.......................................   4,500    211,332
    Kamei Corp..................................................   9,400     94,118
    Kamigumi Co., Ltd...........................................  18,400    439,551
    Kanaden Corp................................................   6,900     78,341
    Kanagawa Chuo Kotsu Co., Ltd................................   2,100     72,272
    Kanamic Network Co., Ltd....................................     800     13,884
    Kanamoto Co., Ltd...........................................  20,000    474,765
    Kandenko Co., Ltd...........................................  35,200    296,747
    Kaneka Corp.................................................  16,000    617,834
    Kaneko Seeds Co., Ltd.......................................   3,200     38,665
    Kanematsu Corp..............................................  39,600    439,534
    Kanematsu Electronics, Ltd..................................   6,100    180,973
    Kansai Electric Power Co., Inc. (The).......................  37,400    452,475
    Kansai Mirai Financial Group, Inc...........................  33,235    232,213
    Kansai Paint Co., Ltd.......................................   8,600    163,971
    Kansai Super Market, Ltd....................................   3,900     36,961
    Kanto Denka Kogyo Co., Ltd..................................  28,800    215,361
    Kao Corp....................................................  29,100  2,246,445
    Kappa Create Co., Ltd.......................................   2,000     26,147
    Kasai Kogyo Co., Ltd........................................  14,200    117,835
    Katakura Industries Co., Ltd................................  10,100    116,138
    Kato Sangyo Co., Ltd........................................   6,700    218,721
    Kato Works Co., Ltd.........................................   4,000    100,888
    KAWADA TECHNOLOGIES, Inc....................................   1,900    118,633
#   Kawagishi Bridge Works Co., Ltd.............................     600     13,554
    Kawai Musical Instruments Manufacturing Co., Ltd............   2,700     71,472
    Kawasaki Heavy Industries, Ltd..............................  32,800    766,306
#*  Kawasaki Kisen Kaisha, Ltd..................................  32,674    474,981
    Kawasumi Laboratories, Inc..................................   6,200     40,809
    KDDI Corp................................................... 165,200  3,807,454
    Keihan Holdings Co., Ltd....................................  31,600  1,345,719
    Keihanshin Building Co., Ltd................................  13,600    124,729
    Keihin Co., Ltd.............................................   1,500     17,599
    Keihin Corp.................................................  26,600    438,392
    Keikyu Corp.................................................  12,400    211,865
    Keio Corp...................................................   5,700    344,161
    Keisei Electric Railway Co., Ltd............................   5,999    210,419
    Keiyo Bank, Ltd. (The)......................................  42,000    259,714
    Keiyo Co., Ltd..............................................  14,400     62,453
    KEL Corp....................................................   1,800     13,303
    Kenedix, Inc................................................  45,900    218,573
    Kenko Mayonnaise Co., Ltd...................................   4,700     96,169
    Kewpie Corp.................................................  19,500    451,690
    Key Coffee, Inc.............................................   3,600     67,827
    Keyence Corp................................................   3,900  2,436,694
    KFC Holdings Japan, Ltd.....................................   5,600    100,141
    KFC, Ltd....................................................     700     10,394

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    KH Neochem Co., Ltd.........................................   8,300 $  242,453
*   KI Holdings Co., Ltd........................................   3,000     12,310
    Kimoto Co., Ltd.............................................  17,300     26,348
#   Kimura Chemical Plants Co., Ltd.............................   5,900     19,702
    Kinden Corp.................................................  20,600    330,982
    King Co., Ltd...............................................   2,100     12,977
    King Jim Co., Ltd...........................................   4,200     33,285
*   Kinki Sharyo Co., Ltd. (The)................................   1,800     33,010
    Kintetsu Department Store Co., Ltd..........................   2,400     70,480
    Kintetsu Group Holdings Co., Ltd............................   9,800    435,596
    Kintetsu World Express, Inc.................................  23,600    357,009
    Kirin Holdings Co., Ltd.....................................  59,600  1,355,808
    Kirindo Holdings Co., Ltd...................................   5,500     85,291
    Kissei Pharmaceutical Co., Ltd..............................  11,700    290,262
    Ki-Star Real Estate Co., Ltd................................   5,100     75,673
    Kitagawa Corp...............................................   5,100    106,423
    Kita-Nippon Bank, Ltd. (The)................................   2,900     49,692
    Kitano Construction Corp....................................   1,600     43,447
#   Kitanotatsujin Corp.........................................  16,200     77,989
    Kito Corp...................................................  15,500    246,306
    Kitz Corp...................................................  22,900    175,021
    Kiyo Bank, Ltd. (The).......................................  23,800    324,523
#*  KLab, Inc...................................................  21,400    159,346
*   KNT-CT Holdings Co., Ltd....................................   3,300     41,269
    Koa Corp....................................................   9,900    136,727
    Koatsu Gas Kogyo Co., Ltd...................................  11,000     82,230
#   Kobayashi Metals, Ltd.......................................   3,100      9,245
    Kobayashi Pharmaceutical Co., Ltd...........................   2,400    191,398
    Kobe Bussan Co., Ltd........................................   8,400    334,214
*   Kobe Electric Railway Co., Ltd..............................   2,100     75,397
    Kobe Steel, Ltd............................................. 210,000  1,608,174
    Koei Tecmo Holdings Co., Ltd................................   2,500     45,611
    Kohnan Shoji Co., Ltd.......................................   4,700    103,967
    Kohsoku Corp................................................   3,600     38,145
    Koito Manufacturing Co., Ltd................................  12,500    748,509
*   Kojima Co., Ltd.............................................   9,800     48,104
    Kokusai Co., Ltd............................................   1,000      6,716
    Kokuyo Co., Ltd.............................................  19,000    240,951
    KOMAIHALTEC, Inc............................................     900     14,583
    Komatsu Matere Co., Ltd.....................................   5,800     45,242
    Komatsu Wall Industry Co., Ltd..............................   3,000     50,330
    Komatsu, Ltd................................................  74,600  1,926,948
    KOMEDA Holdings Co., Ltd....................................  14,000    256,701
    Komehyo Co., Ltd............................................   3,700     39,290
    Komeri Co., Ltd.............................................  11,200    236,728
    Komori Corp.................................................  21,200    245,143
    Konaka Co., Ltd.............................................   9,600     39,631
    Konami Holdings Corp........................................  10,500    478,125
    Kondotec, Inc...............................................   4,600     40,415
    Konica Minolta, Inc......................................... 184,200  1,849,668
    Konishi Co., Ltd............................................   9,300    143,260
    Konoike Transport Co., Ltd..................................   9,600    155,209
    Konoshima Chemical Co., Ltd.................................   3,900     30,107
*   Kosaido Co., Ltd............................................   8,600     59,179
    Kose Corp...................................................   2,800    524,512
    Kosei Securities Co., Ltd. (The)............................   3,000     19,095
    Koshidaka Holdings Co., Ltd.................................  14,000    196,323
    Kotobuki Spirits Co., Ltd...................................   5,700    256,044
#   Kourakuen Holdings Corp.....................................   3,500    100,854

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Krosaki Harima Corp.........................................   3,300 $  174,399
    KRS Corp....................................................   3,700     67,672
    K's Holdings Corp...........................................  57,600    513,796
#   KU Holdings Co., Ltd........................................   2,700     21,259
    Kubota Corp., Sponsored ADR.................................   1,000     75,750
    Kubota Corp.................................................  18,000    274,054
    Kumagai Gumi Co., Ltd.......................................  16,600    487,072
#   Kumiai Chemical Industry Co., Ltd...........................  21,363    156,865
    Kunimine Industries Co., Ltd................................   2,200     16,798
#   Kura Corp...................................................   3,200    138,473
    Kurabo Industries, Ltd......................................   6,600    124,151
    Kuraray Co., Ltd............................................ 130,500  1,753,364
    Kureha Corp.................................................   6,700    401,081
    Kurimoto, Ltd...............................................   4,400     57,547
    Kurita Water Industries, Ltd................................  21,900    570,082
    Kuriyama Holdings Corp......................................   2,600     21,752
    Kushikatsu Tanaka Holdings Co...............................   1,100     31,229
    Kusuri no Aoki Holdings Co., Ltd............................   3,900    275,408
*   KYB Corp....................................................   6,400    173,642
    Kyocera Corp................................................  25,951  1,686,411
#   Kyoden Co., Ltd.............................................  10,500     37,249
    Kyodo Printing Co., Ltd.....................................   2,600     58,478
#   Kyoei Steel, Ltd............................................   8,600    142,897
    Kyokuto Boeki Kaisha, Ltd...................................   2,200     31,958
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................  11,900    167,697
    Kyokuto Securities Co., Ltd.................................   7,800     69,294
    Kyokuyo Co., Ltd............................................   4,300    106,974
    KYORIN Holdings, Inc........................................  14,800    278,125
    Kyoritsu Maintenance Co., Ltd...............................  14,620    751,263
    Kyoritsu Printing Co., Ltd..................................  16,700     31,114
    Kyosan Electric Manufacturing Co., Ltd......................  19,800     77,571
    Kyowa Exeo Corp.............................................  20,445    559,218
    Kyowa Hakko Kirin Co., Ltd..................................   2,800     54,469
    Kyowa Leather Cloth Co., Ltd................................   5,900     41,636
    Kyudenko Corp...............................................  12,200    348,171
    Kyushu Electric Power Co., Inc..............................  21,900    212,084
    Kyushu Financial Group, Inc.................................  90,299    364,426
    Kyushu Railway Co...........................................   8,800    286,741
#   LAC Co., Ltd................................................   4,500     63,738
#   Lacto Japan Co., Ltd........................................   3,000    124,986
    Land Business Co., Ltd......................................   1,700     11,975
*   Laox Co., Ltd...............................................  10,000     29,534
    Lasertec Corp...............................................  13,000    590,708
    Lawson, Inc.................................................   6,000    280,141
    LEC, Inc....................................................  10,800    141,299
#*  Leopalace21 Corp............................................ 160,400    271,711
    Life Corp...................................................  10,800    210,097
    LIFULL Co., Ltd.............................................  13,100     71,056
    Like Co., Ltd...............................................   1,200     13,439
*   LIKE Kidsnext Co., Ltd......................................   2,100     15,867
    Linical Co., Ltd............................................   2,800     31,879
#   Link And Motivation, Inc....................................  11,200     85,804
    Lintec Corp.................................................  14,200    306,675
    Lion Corp...................................................  17,000    349,933
#*  Litalico, Inc...............................................     400      6,491
    LIXIL Group Corp............................................  61,500    803,465
    LIXIL VIVA Corp.............................................  14,800    174,291
    Look Holdings, Inc..........................................   1,400     18,248
*   M&A Capital Partners Co., Ltd...............................   2,100     89,888

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    M3, Inc.....................................................  34,700 $  619,453
    Mabuchi Motor Co., Ltd......................................   7,800    289,286
    Macnica Fuji Electronics Holdings, Inc......................  20,299    293,875
    Macromill, Inc..............................................  14,300    164,007
    Maeda Corp..................................................  38,100    379,432
    Maeda Kosen Co., Ltd........................................  10,800    206,533
    Maeda Road Construction Co., Ltd............................  19,400    384,976
    Maezawa Industries, Inc.....................................   2,800      9,109
    Maezawa Kasei Industries Co., Ltd...........................   3,200     29,867
#   Maezawa Kyuso Industries Co., Ltd...........................   4,100     71,680
    Makino Milling Machine Co., Ltd.............................   8,600    364,883
    Makita Corp.................................................   5,800    211,604
#   Mamezou Holdings Co., Ltd...................................  11,300    112,091
    Mandom Corp.................................................   6,200    160,524
    Mani, Inc...................................................   3,400    196,464
    MarkLines Co., Ltd..........................................   2,000     28,483
    Mars Group Holdings Corp....................................   2,900     56,897
    Marubeni Corp............................................... 115,900    830,491
    Marubun Corp................................................   6,700     39,034
    Marudai Food Co., Ltd.......................................   8,700    152,219
    Marufuji Sheet Piling Co., Ltd..............................     400      8,385
    Maruha Nichiro Corp.........................................  21,700    689,654
    Marui Group Co., Ltd........................................  40,300    819,744
    Maruichi Steel Tube, Ltd....................................  11,000    304,115
    Maruka Corp.................................................   2,400     46,062
#   Marusan Securities Co., Ltd.................................  10,200     57,844
    Maruwa Co., Ltd.............................................   5,000    272,246
    Maruwa Unyu Kikan Co., Ltd..................................   4,400    155,484
    Maruyama Manufacturing Co., Inc.............................     900     11,492
    Maruzen CHI Holdings Co., Ltd...............................   5,300     17,522
    Maruzen Showa Unyu Co., Ltd.................................   4,400    116,664
    Marvelous, Inc..............................................  16,800    129,571
    Matching Service Japan Co., Ltd.............................   1,800     27,848
    Matsuda Sangyo Co., Ltd.....................................   5,600     70,826
    Matsui Construction Co., Ltd................................   8,200     52,001
    Matsui Securities Co., Ltd..................................  19,400    173,055
    Matsumotokiyoshi Holdings Co., Ltd..........................   9,400    311,241
#   Matsuya Co., Ltd............................................   7,300     65,246
    Matsuyafoods Holdings Co., Ltd..............................   4,000    131,921
    Max Co., Ltd................................................  10,000    153,191
    Maxell Holdings, Ltd........................................  21,900    333,266
    Maxvalu Tokai Co., Ltd......................................   2,400     46,525
    Mazda Motor Corp............................................ 114,200  1,351,552
    McDonald's Holdings Co. Japan, Ltd..........................   3,700    171,342
    MCJ Co., Ltd................................................  34,200    246,247
    Mebuki Financial Group, Inc................................. 237,190    604,737
    MEC Co., Ltd................................................   4,400     47,208
    Media Do Holdings Co., Ltd..................................   1,600     42,810
#*  Medical Data Vision Co., Ltd................................   3,400     30,939
    Medical System Network Co., Ltd.............................  15,500     69,281
    Medipal Holdings Corp.......................................  21,700    487,953
#   Medius Holdings Co., Ltd....................................   1,200      8,050
#   Megachips Corp..............................................   9,300    124,750
    Megmilk Snow Brand Co., Ltd.................................  34,300    760,140
    Meidensha Corp..............................................  20,800    296,480
    MEIJI Holdings Co., Ltd.....................................  11,200    882,851
    Meiji Shipping Co., Ltd.....................................   6,900     21,223
    Meiko Electronics Co., Ltd..................................  13,700    268,790
    Meiko Network Japan Co., Ltd................................   9,100     90,601

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Meisei Industrial Co., Ltd..................................  15,100 $  101,312
    Meitec Corp.................................................   8,300    386,275
    Meito Sangyo Co., Ltd.......................................   4,200     54,799
    Meiwa Corp..................................................  11,400     46,519
    Meiwa Estate Co., Ltd.......................................   3,900     19,612
    Melco Holdings, Inc.........................................     500     15,886
#   Members Co., Ltd............................................     900     14,638
    Menicon Co., Ltd............................................  13,100    378,081
    Mercuria Investment Co., Ltd................................     900      5,620
*   Metaps, Inc.................................................   1,800     19,337
    METAWATER Co., Ltd..........................................   1,700     50,993
    Michinoku Bank, Ltd. (The)..................................   5,999     87,562
    Mie Kotsu Group Holdings, Inc...............................  32,300    171,531
    Mikuni Corp.................................................  11,100     47,459
    Milbon Co., Ltd.............................................   5,900    302,065
#   Mimaki Engineering Co., Ltd.................................  11,700     64,628
    Mimasu Semiconductor Industry Co., Ltd......................   9,500    141,683
    Minebea Mitsumi, Inc........................................  74,661  1,331,549
    Ministop Co., Ltd...........................................   4,300     67,780
    Miraca Holdings, Inc........................................  29,400    753,560
    Miraial Co., Ltd............................................   2,200     24,622
#   Mirait Holdings Corp........................................  21,500    316,284
#   Miroku Jyoho Service Co., Ltd...............................   5,900    159,060
    Misawa Homes Co., Ltd.......................................  12,100     84,680
    MISUMI Group, Inc...........................................  16,500    430,833
    Mitani Corp.................................................   1,900     99,888
    Mitani Sangyo Co., Ltd......................................   9,700     25,694
    Mitani Sekisan Co., Ltd.....................................   1,400     38,162
    Mito Securities Co., Ltd....................................  23,200     46,186
    Mitsuba Corp................................................  21,000    135,996
    Mitsubishi Chemical Holdings Corp........................... 293,600  2,093,264
    Mitsubishi Corp............................................. 115,000  3,167,983
    Mitsubishi Electric Corp.................................... 223,600  3,199,701
    Mitsubishi Estate Co., Ltd..................................  68,200  1,153,258
    Mitsubishi Gas Chemical Co., Inc............................  39,500    593,007
    Mitsubishi Heavy Industries, Ltd............................  12,300    512,603
    Mitsubishi Kakoki Kaisha, Ltd...............................   2,100     29,587
    Mitsubishi Logisnext Co., Ltd...............................  16,000    180,115
#   Mitsubishi Logistics Corp...................................  18,200    487,100
    Mitsubishi Materials Corp...................................  33,300    866,105
    Mitsubishi Motors Corp...................................... 101,500    569,977
    Mitsubishi Paper Mills, Ltd.................................  11,200     56,851
    Mitsubishi Pencil Co., Ltd..................................   2,400     49,414
    Mitsubishi Research Institute, Inc..........................   3,500     97,227
    Mitsubishi Shokuhin Co., Ltd................................   5,700    147,536
    Mitsubishi Steel Manufacturing Co., Ltd.....................   5,400     78,374
    Mitsubishi Tanabe Pharma Corp...............................  30,900    388,941
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.........  47,200    234,112
    Mitsubishi UFJ Financial Group, Inc......................... 955,400  4,740,241
    Mitsubishi UFJ Lease & Finance Co., Ltd..................... 188,400    960,638
    Mitsuboshi Belting, Ltd.....................................   6,000    113,988
    Mitsui & Co., Ltd., Sponsored ADR...........................     400    129,104
    Mitsui & Co., Ltd........................................... 132,700  2,146,368
    Mitsui Chemicals, Inc.......................................  61,800  1,519,161
*   Mitsui E&S Holdings Co., Ltd................................  32,700    323,128
    Mitsui Fudosan Co., Ltd.....................................  37,500    868,572
#   Mitsui High-Tec, Inc........................................   6,800     78,849
    Mitsui Matsushima Holdings Co., Ltd.........................   3,800     43,490
    Mitsui Mining & Smelting Co., Ltd...........................  34,500    897,314

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
    Mitsui OSK Lines, Ltd.......................................    33,900 $  862,871
    Mitsui Sugar Co., Ltd.......................................     4,800    115,892
    Mitsui-Soko Holdings Co., Ltd...............................    13,400    213,011
    Mitsuuroko Group Holdings Co., Ltd..........................    13,100    105,749
    Mixi, Inc...................................................    21,700    468,896
    Miyaji Engineering Group, Inc...............................     2,100     35,597
    Miyazaki Bank, Ltd. (The)...................................     5,700    137,595
    Miyoshi Oil & Fat Co., Ltd..................................     3,800     40,086
    Mizuho Financial Group, Inc................................. 2,082,500  3,252,297
    Mizuno Corp.................................................     7,500    172,429
*   Mobile Factory, Inc.........................................       900     12,434
    Mochida Pharmaceutical Co., Ltd.............................     5,800    269,382
    Modec, Inc..................................................     5,600    172,192
    Molitec Steel Co., Ltd......................................     5,800     20,909
#   Monex Group, Inc............................................    95,500    290,907
#   Money Partners Group Co., Ltd...............................     8,500     22,379
    Monogatari Corp. (The)......................................     3,400    272,366
    MonotaRO Co., Ltd...........................................    20,400    469,762
#   MORESCO Corp................................................     3,400     45,795
    Morinaga & Co., Ltd.........................................     7,700    321,464
    Morinaga Milk Industry Co., Ltd.............................    22,800    754,912
    Morita Holdings Corp........................................    11,900    202,053
    Morito Co., Ltd.............................................     7,000     52,832
    Morozoff, Ltd...............................................       900     41,196
    Mory Industries, Inc........................................     2,400     55,011
    MrMax Holdings, Ltd.........................................     5,200     21,540
    MS&AD Insurance Group Holdings, Inc.........................    39,700  1,234,023
    MTI, Ltd....................................................    16,600     96,620
#   Mugen Estate Co., Ltd.......................................     6,100     32,422
    Murakami Corp...............................................       400      9,297
    Murata Manufacturing Co., Ltd...............................    29,772  1,494,961
#   Musashi Seimitsu Industry Co., Ltd..........................    32,000    499,555
    Musashino Bank, Ltd. (The)..................................    11,800    229,307
    Mutoh Holdings Co., Ltd.....................................       900     15,055
*   Mynet, Inc..................................................     4,800     40,823
    N Field Co., Ltd............................................     3,400     22,153
    Nabtesco Corp...............................................    25,700    788,062
    NAC Co., Ltd................................................     6,900     62,030
    Nachi-Fujikoshi Corp........................................    10,000    496,581
    Nagano Bank, Ltd. (The).....................................     3,200     49,192
    Nagano Keiki Co., Ltd.......................................     4,200     30,413
    Nagase & Co., Ltd...........................................    27,700    423,300
    Nagatanien Holdings Co., Ltd................................     6,000    121,024
    Nagawa Co., Ltd.............................................     1,400     77,406
    Nagoya Railroad Co., Ltd....................................    16,100    436,390
    Naigai Trans Line, Ltd......................................     3,100     37,133
    Nakabayashi Co., Ltd........................................     9,300     42,782
#   Nakamoto Packs Co., Ltd.....................................     1,400     19,804
    Nakamuraya Co., Ltd.........................................       600     23,569
    Nakanishi, Inc..............................................     9,900    190,629
    Nakano Corp.................................................     6,200     26,519
    Nakayama Steel Works, Ltd...................................    10,100     47,055
    Nakayamafuku Co., Ltd.......................................     3,800     17,272
    Nakayo, Inc.................................................     1,200     15,096
    Namura Shipbuilding Co., Ltd................................    20,900     70,677
    Nankai Electric Railway Co., Ltd............................    14,300    390,203
    Nanto Bank, Ltd. (The)......................................    12,500    234,357
    Narasaki Sangyo Co., Ltd....................................     1,400     23,080
    Natori Co., Ltd.............................................     2,500     37,671

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    NEC Capital Solutions, Ltd..................................   5,300 $   82,478
    NEC Corp....................................................  50,500  1,705,539
    NEC Networks & System Integration Corp......................   6,400    154,177
    NET One Systems Co., Ltd....................................  27,100    703,621
    Neturen Co., Ltd............................................  12,000    103,207
#*  New Japan Chemical Co., Ltd.................................  16,100     29,335
*   Nexon Co., Ltd..............................................  17,900    254,810
    Nextage Co., Ltd............................................   8,800     94,689
#   Nexyz Group Corp............................................   2,200     48,666
    NGK Insulators, Ltd.........................................  50,700    753,087
    NGK Spark Plug Co., Ltd.....................................  38,700    754,574
    NH Foods, Ltd...............................................  17,600    709,303
    NHK Spring Co., Ltd......................................... 114,263  1,029,218
    Nicca Chemical Co., Ltd.....................................   2,100     19,719
    Nice Holdings, Inc..........................................   2,400     21,518
    Nichia Steel Works, Ltd.....................................  16,600     51,493
    Nichias Corp................................................  37,700    728,829
    Nichiban Co., Ltd...........................................   4,000     83,400
    Nichicon Corp...............................................  19,500    190,306
    Nichiden Corp...............................................   4,900     73,333
    Nichiha Corp................................................  17,200    473,135
    NichiiGakkan Co., Ltd.......................................  26,100    320,045
    Nichi-iko Pharmaceutical Co., Ltd...........................  32,200    385,955
    Nichirei Corp...............................................  32,500    753,014
    Nichireki Co., Ltd..........................................   9,600     91,382
    Nichirin Co., Ltd...........................................   6,200     98,777
    Nidec Corp..................................................   7,500  1,071,289
    Nifco, Inc..................................................  30,200    852,517
    Nihon Chouzai Co., Ltd......................................   4,700    170,983
#*  Nihon Dempa Kogyo Co., Ltd..................................  11,800     51,355
    Nihon Dengi Co., Ltd........................................   1,400     35,292
    Nihon Denkei Co., Ltd.......................................   2,600     33,591
    Nihon Eslead Corp...........................................   3,000     41,981
    Nihon Flush Co., Ltd........................................   1,900     38,277
#   Nihon House Holdings Co., Ltd...............................  24,600    100,445
    Nihon Kagaku Sangyo Co., Ltd................................   4,300     41,609
    Nihon Kohden Corp...........................................  11,200    327,042
    Nihon M&A Center, Inc.......................................  21,600    616,374
    Nihon Nohyaku Co., Ltd......................................  18,800     79,955
    Nihon Parkerizing Co., Ltd..................................  22,100    288,490
    Nihon Plast Co., Ltd........................................   7,600     53,367
    Nihon Tokushu Toryo Co., Ltd................................   5,000     54,059
    Nihon Unisys, Ltd...........................................  35,900    920,343
    Nihon Yamamura Glass Co., Ltd...............................   2,700     35,687
    Nikkato Corp................................................   2,700     22,015
    Nikkiso Co., Ltd............................................  15,900    197,109
    Nikko Co., Ltd..............................................   1,600     35,204
    Nikkon Holdings Co., Ltd....................................  21,000    495,556
    Nikon Corp..................................................  40,300    562,015
    Nintendo Co., Ltd...........................................   1,600    551,065
    Nippi, Inc..................................................   1,000     26,887
    Nippo Corp..................................................  16,000    325,299
    Nippon Air Conditioning Services Co., Ltd...................   6,100     38,428
    Nippon Beet Sugar Manufacturing Co., Ltd....................   4,000     67,283
    Nippon Carbide Industries Co., Inc..........................   3,800     51,902
#   Nippon Carbon Co., Ltd......................................   5,800    255,948
    Nippon Chemi-Con Corp.......................................   9,500    194,051
    Nippon Chemiphar Co., Ltd...................................     900     23,466
    Nippon Coke & Engineering Co., Ltd.......................... 109,500     98,430

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nippon Commercial Development Co., Ltd......................   7,300 $   97,455
#   Nippon Computer Dynamics Co., Ltd...........................   1,800     15,970
    Nippon Concept Corp.........................................   5,400     52,827
    Nippon Concrete Industries Co., Ltd.........................  16,800     42,712
#   Nippon Denko Co., Ltd.......................................  42,600     89,253
    Nippon Densetsu Kogyo Co., Ltd..............................  12,100    261,036
    Nippon Electric Glass Co., Ltd..............................  16,700    458,899
    Nippon Express Co., Ltd.....................................  20,200  1,110,868
    Nippon Filcon Co., Ltd......................................   6,000     27,683
    Nippon Fine Chemical Co., Ltd...............................   4,800     57,020
    Nippon Flour Mills Co., Ltd.................................  21,600    365,031
    Nippon Gas Co., Ltd.........................................  24,100    634,251
    Nippon Hume Corp............................................   9,000     62,794
    Nippon Kanzai Co., Ltd......................................   2,200     39,875
    Nippon Kayaku Co., Ltd......................................  40,900    480,635
    Nippon Kinzoku Co., Ltd.....................................   2,800     30,010
#   Nippon Kodoshi Corp.........................................   3,100     44,016
    Nippon Koei Co., Ltd........................................   4,900    112,326
    Nippon Koshuha Steel Co., Ltd...............................   3,200     15,268
    Nippon Light Metal Holdings Co., Ltd........................ 355,400    785,630
    Nippon Paint Holdings Co., Ltd..............................  10,200    388,480
#   Nippon Paper Industries Co., Ltd............................  37,300    739,194
    Nippon Parking Development Co., Ltd., Class C...............  53,200     83,561
    Nippon Pillar Packing Co., Ltd..............................   8,400     98,919
    Nippon Piston Ring Co., Ltd.................................   2,400     34,712
    Nippon Road Co., Ltd. (The).................................   2,700    155,529
    Nippon Seiki Co., Ltd.......................................  16,900    280,782
    Nippon Seisen Co., Ltd......................................   1,200     31,295
#*  Nippon Sharyo, Ltd..........................................   4,800    105,810
    Nippon Sheet Glass Co., Ltd.................................  66,700    552,246
    Nippon Shinyaku Co., Ltd....................................     800     55,240
    Nippon Shokubai Co., Ltd....................................   6,500    452,186
    Nippon Signal Co., Ltd......................................  19,500    181,170
    Nippon Soda Co., Ltd........................................   9,400    259,740
    Nippon Steel Corp...........................................  97,099  1,736,788
    Nippon Steel Trading Corp...................................   5,900    246,834
    Nippon Suisan Kaisha, Ltd................................... 161,400  1,132,455
    Nippon Systemware Co., Ltd..................................   3,100     61,108
    Nippon Telegraph & Telephone Corp...........................  25,500  1,061,014
    Nippon Thompson Co., Ltd....................................  14,900     77,435
    Nippon Tungsten Co., Ltd....................................     800     16,704
#   Nippon View Hotel Co., Ltd..................................   2,800     29,744
    Nippon Yakin Kogyo Co., Ltd.................................  46,900    107,491
    Nippon Yusen K.K............................................  37,700    644,214
    Nipro Corp..................................................  73,400    911,772
    Nishikawa Rubber Co., Ltd...................................     300      4,898
    Nishimatsu Construction Co., Ltd............................  22,700    492,410
#   Nishimatsuya Chain Co., Ltd.................................  11,000     87,691
    Nishi-Nippon Financial Holdings, Inc........................  55,500    459,251
    Nishi-Nippon Railroad Co., Ltd..............................  15,500    365,088
    Nishio Rent All Co., Ltd....................................  12,200    338,540
    Nissan Chemical Corp........................................   7,400    329,681
    Nissan Motor Co., Ltd....................................... 508,200  4,079,850
    Nissan Shatai Co., Ltd......................................  27,700    254,780
    Nissan Tokyo Sales Holdings Co., Ltd........................  10,900     28,668
    Nissei ASB Machine Co., Ltd.................................   5,900    218,082
    Nissei Corp.................................................   1,700     17,254
    Nissei Plastic Industrial Co., Ltd..........................   5,600     49,964
    Nissha Co., Ltd.............................................   8,700    101,305

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nisshin Fudosan Co..........................................  12,600 $   51,405
    Nisshin Oillio Group, Ltd. (The)............................  11,500    329,145
    Nisshin Seifun Group, Inc...................................   3,200     74,617
    Nisshinbo Holdings, Inc.....................................  62,748    560,172
    Nissin Corp.................................................   5,600     96,193
    Nissin Electric Co., Ltd....................................  17,100    162,121
    Nissin Foods Holdings Co., Ltd..............................   1,000     66,181
    Nissin Kogyo Co., Ltd.......................................  14,900    198,620
    Nissin Sugar Co., Ltd.......................................   4,700     83,442
    Nissui Pharmaceutical Co., Ltd..............................   6,300     66,867
    Nitori Holdings Co., Ltd....................................   2,300    274,396
    Nitta Corp..................................................   4,800    158,121
    Nitta Gelatin, Inc..........................................   5,000     30,620
    Nittan Valve Co., Ltd.......................................  12,900     37,191
    Nittetsu Mining Co., Ltd....................................   2,000     77,007
    Nitto Boseki Co., Ltd.......................................   7,800    162,649
    Nitto Denko Corp............................................  27,700  1,497,662
#   Nitto FC Co., Ltd...........................................   6,200     49,085
    Nitto Fuji Flour Milling Co., Ltd...........................     400     22,281
    Nitto Kogyo Corp............................................  10,300    202,216
    Nitto Kohki Co., Ltd........................................   2,600     53,569
    Nitto Seiko Co., Ltd........................................   8,700     51,443
    Nittoc Construction Co., Ltd................................  10,600     54,254
    Nittoku Engineering Co., Ltd................................   4,200    105,557
    NJS Co., Ltd................................................   2,000     27,302
#   nms Holdings Co.............................................   6,300     24,363
    Noda Corp...................................................   5,100     36,849
    Noevir Holdings Co., Ltd....................................   5,300    278,551
    NOF Corp....................................................  20,700    737,884
    Nohmi Bosai, Ltd............................................   5,500     99,329
    Nojima Corp.................................................  17,900    307,963
    NOK Corp....................................................  28,500    457,817
    Nomura Co., Ltd.............................................   9,800    274,133
    Nomura Holdings, Inc........................................ 339,600  1,285,800
#   Nomura Holdings, Inc., Sponsored ADR........................  10,300     39,140
    Nomura Real Estate Holdings, Inc............................  31,300    665,602
    Nomura Research Institute, Ltd..............................   4,103    200,837
    Noritake Co., Ltd...........................................   4,200    204,847
    Noritsu Koki Co., Ltd.......................................   7,800    150,503
    Noritz Corp.................................................  12,200    189,239
    North Pacific Bank, Ltd..................................... 124,800    306,112
    Nozawa Corp.................................................   2,600     17,870
    NS Solutions Corp...........................................   9,300    249,880
    NS Tool Co., Ltd............................................   4,900    112,140
    NS United Kaiun Kaisha, Ltd.................................   5,100    112,016
    NSD Co., Ltd................................................   6,170    152,837
    NSK, Ltd....................................................  83,800    870,989
    NTN Corp.................................................... 331,200  1,093,234
    NTT Data Corp...............................................  36,000    419,796
    NTT DOCOMO, Inc............................................. 181,600  3,943,549
    NuFlare Technology, Inc.....................................     900     55,910
#   OAK Capital Corp............................................  22,700     29,298
#   Oat Agrio Co., Ltd..........................................   2,000     30,345
    Obara Group, Inc............................................   5,900    225,650
    Obayashi Corp............................................... 150,200  1,476,556
    Obic Co., Ltd...............................................   1,700    197,362
    Odakyu Electric Railway Co., Ltd............................  16,299    383,923
    Odelic Co., Ltd.............................................   1,600     56,577
    Oenon Holdings, Inc.........................................  16,000     57,405

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Ogaki Kyoritsu Bank, Ltd. (The).............................  14,100 $  318,719
    Ohara, Inc..................................................   2,000     25,166
    Ohashi Technica, Inc........................................   3,800     49,209
    Ohba Co., Ltd...............................................   4,600     28,466
    Ohsho Food Service Corp.....................................   3,600    234,444
    Oiles Corp..................................................   3,900     65,182
    Oita Bank, Ltd. (The).......................................   4,900    147,480
    Oji Holdings Corp........................................... 248,000  1,488,116
    Okabe Co., Ltd..............................................  14,700    134,521
    Okada Aiyon Corp............................................     800      9,441
#   Okamoto Industries, Inc.....................................   3,600    186,429
#   Okamoto Machine Tool Works, Ltd.............................   1,900     50,949
    Okamura Corp................................................  19,500    196,828
    Okasan Securities Group, Inc................................  60,000    219,776
    Oki Electric Industry Co., Ltd..............................  55,400    649,381
    Okinawa Cellular Telephone Co...............................   4,700    147,529
    Okinawa Electric Power Co., Inc. (The)......................  10,483    173,222
    OKK Corp....................................................   2,400     17,337
    OKUMA Corp..................................................   6,999    412,308
    Okumura Corp................................................  10,300    333,217
    Okura Industrial Co., Ltd...................................   3,400     56,350
    Okuwa Co., Ltd..............................................  12,000    121,362
    Olympus Corp................................................  47,400    531,999
    Omron Corp..................................................  22,500  1,208,566
    Ono Pharmaceutical Co., Ltd.................................   4,200     78,898
#   ONO Sokki Co., Ltd..........................................   3,300     18,230
    Onoken Co., Ltd.............................................   6,000     85,484
    Onward Holdings Co., Ltd....................................  44,600    246,052
    Ootoya Holdings Co., Ltd....................................   1,000     19,800
*   Open Door, Inc..............................................   2,300     66,609
    Open House Co., Ltd.........................................  12,000    440,860
    Optex Group Co., Ltd........................................   6,800    113,913
    Oracle Corp.................................................   1,700    116,565
    Organo Corp.................................................   2,600     77,391
    Orient Corp................................................. 172,100    181,553
    Oriental Land Co., Ltd......................................   6,400    707,897
    Origin Co., Ltd.............................................   2,100     38,988
    ORIX Corp................................................... 290,500  4,115,174
    Osaka Gas Co., Ltd..........................................  19,300    357,029
    Osaka Organic Chemical Industry, Ltd........................   8,500     86,576
    Osaka Soda Co., Ltd.........................................   4,400    106,361
    Osaka Steel Co., Ltd........................................   5,100     87,351
#   OSAKA Titanium Technologies Co., Ltd........................   8,900    123,629
    Osaki Electric Co., Ltd.....................................  17,900    119,037
    OSG Corp....................................................  33,900    682,452
    OSJB Holdings Corp..........................................  37,300     89,119
    Otsuka Corp.................................................   6,800    267,465
    Otsuka Holdings Co., Ltd....................................  15,500    554,118
#*  Otsuka Kagu, Ltd............................................   5,900     15,856
#   Outsourcing, Inc............................................  30,900    406,267
    Oval Corp...................................................   3,700      8,680
    Oyo Corp....................................................   9,400     99,103
    Pacific Industrial Co., Ltd.................................  18,600    304,999
    Pacific Metals Co., Ltd.....................................   5,900    129,633
    Pack Corp. (The)............................................   3,200    103,092
    PAL GROUP Holdings Co., Ltd.................................   6,000    184,012
    PALTAC Corp.................................................   9,600    530,195
    Paltek Corp.................................................   3,100     16,016
    Pan Pacific International Holdings Corp.....................   6,700    431,777

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Panasonic Corp.............................................. 367,500 $3,384,011
    PAPYLESS Co., Ltd...........................................     500     10,068
    Paraca, Inc.................................................   2,700     48,493
    Paramount Bed Holdings Co., Ltd.............................   4,700    220,861
    Parco Co., Ltd..............................................   7,400     71,089
    Paris Miki Holdings, Inc....................................  10,400     36,659
    Park24 Co., Ltd.............................................  17,900    376,607
*   Pasco Corp..................................................   1,600     14,290
    Pasona Group, Inc...........................................  12,400    196,682
    PC Depot Corp...............................................   8,700     32,018
    PCI Holdings, Inc...........................................   1,000     21,449
    Pegasus Sewing Machine Manufacturing Co., Ltd...............   6,000     34,576
    Penta-Ocean Construction Co., Ltd........................... 177,600    814,761
#   Pepper Food Service Co., Ltd................................   3,800     76,990
*   PeptiDream, Inc.............................................   1,400     75,838
    Persol Holdings Co., Ltd....................................  13,800    260,122
#*  Phil Co., Inc...............................................     500     17,380
    PIA Corp....................................................   1,600     67,782
    Pigeon Corp.................................................  10,100    432,438
    Pilot Corp..................................................  10,200    421,604
    Piolax, Inc.................................................   9,300    175,094
    Plant Co., Ltd..............................................   1,200     11,105
    Plenus Co., Ltd.............................................   5,600     92,509
    Pola Orbis Holdings, Inc....................................   7,200    227,274
    Poletowin Pitcrew Holdings, Inc.............................  12,000    108,660
    Press Kogyo Co., Ltd........................................  37,100    200,947
    Pressance Corp..............................................  23,400    286,637
    Prestige International, Inc.................................  14,800    212,473
    Prima Meat Packers, Ltd.....................................  17,900    328,574
    Pronexus, Inc...............................................   4,200     50,008
    Properst Co., Ltd...........................................  10,900     16,043
    Pro-Ship, Inc...............................................   2,400     25,568
#*  Prospect Co., Ltd........................................... 169,000     27,236
    Proto Corp..................................................   3,200     60,047
#   PS Mitsubishi Construction Co., Ltd.........................  16,400     96,636
    Punch Industry Co., Ltd.....................................   8,700     50,399
    Qol Holdings Co., Ltd.......................................  14,200    215,721
    Quick Co., Ltd..............................................   3,200     49,770
    Raccoon Holdings, Inc.......................................   3,100     19,441
    Raito Kogyo Co., Ltd........................................  19,300    249,196
    Rakus Co., Ltd..............................................   3,800     66,370
    Rakuten, Inc................................................ 230,400  2,577,602
    Rasa Corp...................................................   2,800     20,981
#   Rasa Industries, Ltd........................................   4,400     61,835
    Raysum Co., Ltd.............................................   9,600     87,434
#   RECOMM Co., Ltd.............................................   8,000     12,107
    Recruit Holdings Co., Ltd...................................  58,700  1,767,684
    Relia, Inc..................................................  11,000    116,410
    Relo Group, Inc.............................................  13,900    379,623
    Renaissance, Inc............................................   4,300     79,626
    Renesas Easton Co., Ltd.....................................   7,000     26,104
*   Renesas Electronics Corp....................................  99,000    530,213
    Rengo Co., Ltd..............................................  75,500    665,942
*   RENOVA, Inc.................................................   8,800     76,590
#*  Renown, Inc.................................................  28,000     25,487
#   Resol Holdings Co., Ltd.....................................     500     18,144
    Resona Holdings, Inc........................................ 274,700  1,166,134
    Resorttrust, Inc............................................  44,400    621,534
    Restar Holdings Corp........................................   9,600    155,718

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Retail Partners Co., Ltd....................................   4,200 $   43,859
    Rheon Automatic Machinery Co., Ltd..........................   6,000     90,967
    Rhythm Watch Co., Ltd.......................................   2,400     27,371
    Riberesute Corp.............................................   4,400     34,979
    Ricoh Co., Ltd.............................................. 106,900  1,081,502
    Ricoh Leasing Co., Ltd......................................   6,300    184,131
    Ride On Express Holdings Co., Ltd...........................   2,800     30,208
#   Right On Co., Ltd...........................................   6,500     45,514
    Riken Corp..................................................   3,700    177,404
    Riken Keiki Co., Ltd........................................   2,900     54,950
    Riken Technos Corp..........................................  16,000     74,838
    Riken Vitamin Co., Ltd......................................   2,100     69,140
    Ringer Hut Co., Ltd.........................................   5,000    105,915
    Rinnai Corp.................................................   6,500    438,516
    Rion Co., Ltd...............................................   1,800     32,360
    Riso Kagaku Corp............................................   6,100    101,266
    Riso Kyoiku Co., Ltd........................................  29,100    111,351
#   Rock Field Co., Ltd.........................................   5,600     80,129
    Rohm Co., Ltd...............................................   9,300    685,785
    Rohto Pharmaceutical Co., Ltd...............................  11,300    317,967
#   Rokko Butter Co., Ltd.......................................   7,600    147,289
    Roland DG Corp..............................................   8,500    183,909
    Rorze Corp..................................................   6,700    157,904
    Round One Corp..............................................  44,300    596,951
    Royal Holdings Co., Ltd.....................................  12,600    308,503
#*  Royal Hotel, Ltd. (The).....................................     800     12,815
    RS Technologies Co., Ltd....................................   2,300     67,623
#*  RVH, Inc....................................................   6,700     10,396
    Ryobi, Ltd..................................................  14,700    335,363
    Ryoden Corp.................................................   7,100     97,477
    Ryohin Keikaku Co., Ltd.....................................   2,300    438,711
    Ryosan Co., Ltd.............................................   7,800    210,386
    Ryoyo Electro Corp..........................................   8,900    137,029
    S Foods, Inc................................................   4,800    166,462
    Sac's Bar Holdings, Inc.....................................   7,200     71,869
#   Sagami Rubber Industries Co., Ltd...........................   3,000     51,152
    Saibu Gas Co., Ltd..........................................  10,000    210,391
    Saizeriya Co., Ltd..........................................  12,800    287,973
    Sakai Chemical Industry Co., Ltd............................   5,400    133,671
    Sakai Heavy Industries, Ltd.................................   1,400     39,961
    Sakai Moving Service Co., Ltd...............................   6,200    365,231
    Sakai Ovex Co., Ltd.........................................   1,700     26,486
    Sakata INX Corp.............................................  14,300    130,036
#   Sakura Internet, Inc........................................   5,400     26,213
    Sala Corp...................................................  23,500    129,287
    SAMTY Co., Ltd..............................................  10,200    132,342
    San Holdings, Inc...........................................   2,000     44,821
    San ju San Financial Group, Inc.............................   7,790    105,186
    San-A Co., Ltd..............................................   4,900    192,310
    San-Ai Oil Co., Ltd.........................................  21,700    183,172
*   Sanden Holdings Corp........................................  12,400     89,354
#   Sanei Architecture Planning Co., Ltd........................   6,600     93,590
    Sangetsu Corp...............................................  12,500    234,313
    San-In Godo Bank, Ltd. (The)................................  55,600    368,453
*   Sanix, Inc..................................................  10,400     21,571
    Sanken Electric Co., Ltd....................................  16,800    361,211
    Sanki Engineering Co., Ltd..................................  16,100    176,182
#   Sanko Gosei, Ltd............................................  13,400     42,057
    Sanko Metal Industrial Co., Ltd.............................     800     19,331

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Sankyo Co., Ltd.............................................   9,400 $  371,237
    Sankyo Frontier Co., Ltd....................................   1,000     31,314
    Sankyo Seiko Co., Ltd.......................................  10,800     49,278
    Sankyo Tateyama, Inc........................................   9,700    107,889
    Sankyu, Inc.................................................  18,000    863,272
    Sanoh Industrial Co., Ltd...................................  12,800     60,821
#   Sanoyas Holdings Corp.......................................   9,000     19,535
    Sansei Landic Co., Ltd......................................   4,200     28,532
    Sansei Technologies, Inc....................................   2,300     32,002
    Sansha Electric Manufacturing Co., Ltd......................   4,500     38,132
    Sanshin Electronics Co., Ltd................................   7,300    123,140
    Santen Pharmaceutical Co., Ltd..............................  18,700    285,656
    Sanwa Holdings Corp.........................................  51,700    622,690
    Sanyo Chemical Industries, Ltd..............................   4,900    248,007
    Sanyo Denki Co., Ltd........................................   2,800    131,773
    Sanyo Electric Railway Co., Ltd.............................   4,800     95,911
#   Sanyo Engineering & Construction, Inc.......................   2,400     14,611
    Sanyo Housing Nagoya Co., Ltd...............................   4,700     40,069
    Sanyo Shokai, Ltd...........................................   4,800     81,225
    Sanyo Special Steel Co., Ltd................................   8,500    170,444
    Sanyo Trading Co., Ltd......................................   6,000    121,966
    Sapporo Holdings, Ltd.......................................  38,600    791,603
    Sata Construction Co., Ltd..................................   4,100     14,537
    Sato Holdings Corp..........................................  13,300    323,809
    Sato Shoji Corp.............................................   3,200     26,952
    Satori Electric Co., Ltd....................................   4,900     43,933
    Sawada Holdings Co., Ltd....................................   3,800     33,381
    Sawai Pharmaceutical Co., Ltd...............................  16,400    881,171
    Saxa Holdings, Inc..........................................   2,800     44,196
    SBI Holdings, Inc...........................................  51,200  1,097,799
    SBS Holdings, Inc...........................................  14,100    238,255
#   Scala, Inc..................................................  11,600     94,378
    SCREEN Holdings Co., Ltd....................................  19,000    912,706
#   Scroll Corp.................................................   9,700     32,264
    SCSK Corp...................................................   5,900    280,372
    Secom Co., Ltd..............................................   9,400    790,834
#   Seed Co., Ltd...............................................   8,100     83,224
    Sega Sammy Holdings, Inc....................................  41,600    526,921
    Seibu Holdings, Inc.........................................  44,000    716,252
    Seika Corp..................................................   2,200     27,047
    Seikagaku Corp..............................................   8,400     92,501
    Seikitokyu Kogyo Co., Ltd...................................  17,800     90,910
    Seiko Epson Corp............................................  69,500  1,114,711
    Seiko Holdings Corp.........................................  18,000    408,491
    Seiko PMC Corp..............................................   3,400     24,251
    Seino Holdings Co., Ltd.....................................  28,600    389,348
    Seiren Co., Ltd.............................................  14,500    217,261
    Sekisui Chemical Co., Ltd...................................  87,700  1,407,891
    Sekisui House, Ltd..........................................  65,600  1,057,687
    Sekisui Jushi Corp..........................................   9,000    174,235
    Sekisui Plastics Co., Ltd...................................   8,400     62,612
    Senko Group Holdings Co., Ltd...............................  68,100    547,706
    Senshu Electric Co., Ltd....................................   3,000     69,723
    Senshu Ikeda Holdings, Inc.................................. 104,400    259,412
*   Senshukai Co., Ltd..........................................  11,500     24,894
    Seria Co., Ltd..............................................   8,000    237,947
    Seven & I Holdings Co., Ltd................................. 102,600  3,550,708
    Seven Bank, Ltd............................................. 182,900    497,566
    SFP Holdings Co., Ltd.......................................   4,600     75,735

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Sharp Corp..................................................  20,100 $  224,225
    Shibaura Electronics Co., Ltd...............................   3,500    125,441
    Shibaura Mechatronics Corp..................................   2,600     89,426
    Shibusawa Warehouse Co., Ltd. (The).........................   4,200     66,111
    Shibuya Corp................................................   6,500    202,058
#   Shidax Corp.................................................   6,000     16,655
*   SHIFT, Inc..................................................   1,700     93,650
#   Shiga Bank, Ltd. (The)......................................  16,800    402,047
    Shikoku Bank, Ltd. (The)....................................  12,900    117,932
    Shikoku Chemicals Corp......................................  10,000    108,176
    Shikoku Electric Power Co., Inc.............................  21,800    220,311
    Shima Seiki Manufacturing, Ltd..............................   5,600    188,429
    Shimachu Co., Ltd...........................................  15,500    374,807
    Shimadzu Corp...............................................  12,000    321,879
    Shimamura Co., Ltd..........................................   4,900    365,364
    Shimane Bank, Ltd. (The)....................................   1,900     13,885
    Shimano, Inc................................................   2,700    396,855
    Shimizu Bank, Ltd. (The)....................................   4,300     68,151
    Shimizu Corp................................................ 105,000    899,353
#   Shin Nippon Air Technologies Co., Ltd.......................   2,900     46,746
*   Shin Nippon Biomedical Laboratories, Ltd....................   8,400     57,902
    Shinagawa Refractories Co., Ltd.............................   2,700     80,657
    Shindengen Electric Manufacturing Co., Ltd..................   3,400    139,906
    Shin-Etsu Chemical Co., Ltd.................................  23,000  2,178,663
    Shin-Etsu Polymer Co., Ltd..................................  14,900    113,452
#*  Shinkawa, Ltd...............................................   6,900     30,986
    Shin-Keisei Electric Railway Co., Ltd.......................   1,000     18,607
    Shinko Electric Industries Co., Ltd.........................  30,000    264,756
    Shinko Plantech Co., Ltd....................................  14,900    155,966
    Shinko Shoji Co., Ltd.......................................   8,500    143,211
    Shinmaywa Industries, Ltd...................................  27,600    340,802
    Shinnihon Corp..............................................  15,800    135,829
#   Shinoken Group Co., Ltd.....................................  16,400    106,231
*   Shinsei Bank, Ltd...........................................  39,300    548,011
    Shinsho Corp................................................   2,200     52,649
    Shinwa Co., Ltd.............................................   2,500     50,986
    Shionogi & Co., Ltd.........................................   8,300    484,828
    Ship Healthcare Holdings, Inc...............................  20,300    835,169
    Shiseido Co., Ltd...........................................  22,500  1,769,804
    Shizuki Electric Co., Inc...................................   3,000     16,752
    Shizuoka Bank, Ltd. (The)...................................  64,000    491,767
    Shizuoka Gas Co., Ltd.......................................  30,500    247,621
    Shobunsha Publications, Inc.................................   2,300      8,387
#   Shoei Co., Ltd..............................................   3,300    143,478
#   Shoei Foods Corp............................................   4,100    114,949
    Shofu, Inc..................................................   2,700     30,706
*   Shoko Co., Ltd..............................................   2,500     14,606
    Showa Corp..................................................  38,400    564,026
    Showa Denko K.K.............................................  62,800  2,143,995
    Showa Sangyo Co., Ltd.......................................   6,200    167,608
#   Showa Shinku Co., Ltd.......................................   2,000     22,989
    Sigma Koki Co., Ltd.........................................   1,100     13,278
#   SIGMAXYZ, Inc...............................................   4,600     45,039
#   Siix Corp...................................................  20,000    320,636
    Sinanen Holdings Co., Ltd...................................   3,200     60,135
    Sinfonia Technology Co., Ltd................................  13,800    196,416
    Sinko Industries, Ltd.......................................   5,800     83,475
    Sintokogio, Ltd.............................................  15,100    142,078
    SK-Electronics Co., Ltd.....................................   5,500     87,731

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    SKY Perfect JSAT Holdings, Inc..............................  61,300 $   245,252
    Skylark Holdings Co., Ltd...................................  60,800   1,001,524
    SMC Corp....................................................   1,000     417,665
    SMK Corp....................................................   1,799      41,642
    SMS Co., Ltd................................................  20,800     403,681
    SNT Corp....................................................  10,200      33,549
    Soda Nikka Co., Ltd.........................................   5,600      28,908
    Sodick Co., Ltd.............................................  27,400     247,528
    SoftBank Group Corp.........................................  97,372  10,324,482
    Softbank Technology Corp....................................   4,400      98,328
#   Softbrain Co., Ltd..........................................  18,000      85,892
    Softcreate Holdings Corp....................................   3,200      45,385
#   Software Service, Inc.......................................     700      62,554
    Sogo Medical Holdings Co., Ltd..............................  10,400     193,066
    Sohgo Security Services Co., Ltd............................  12,800     571,919
    Sojitz Corp................................................. 156,800     539,823
    Soken Chemical & Engineering Co., Ltd.......................   3,000      42,502
    Solasto Corp................................................   5,100      51,140
    Soliton Systems K.K.........................................   3,100      28,833
    Sompo Holdings, Inc.........................................  23,800     898,287
#*  So-net Media Networks Corp..................................     700       6,693
    Sony Corp...................................................  98,600   4,966,295
#   Sony Corp., Sponsored ADR...................................   9,300     468,441
    Sony Financial Holdings, Inc................................  16,800     345,426
    Sotetsu Holdings, Inc.......................................  10,600     293,658
    Sotoh Co., Ltd..............................................   1,600      14,046
    Space Co., Ltd..............................................   2,550      29,595
    Space Value Holdings Co., Ltd...............................  17,400      95,065
    Sparx Group Co., Ltd........................................  61,900     133,953
    SPK Corp....................................................   1,200      26,079
    Square Enix Holdings Co., Ltd...............................   7,400     256,062
    SRA Holdings................................................   5,500     119,176
    St Marc Holdings Co., Ltd...................................   9,200     206,574
    Stanley Electric Co., Ltd...................................  24,800     672,404
    Star Mica Co., Ltd..........................................   6,200      73,963
#   Star Micronics Co., Ltd.....................................  22,800     372,117
    Starts Corp., Inc...........................................  24,100     536,671
    Starzen Co., Ltd............................................   2,800     101,185
#   St-Care Holding Corp........................................   8,200      38,439
    Stella Chemifa Corp.........................................   4,300     119,413
    Step Co., Ltd...............................................   1,700      23,018
    Strike Co., Ltd.............................................   1,000      18,246
    Studio Alice Co., Ltd.......................................   6,800     125,420
*   Studio Atao Co., Ltd........................................     800      15,543
    Subaru Corp.................................................  99,900   2,448,044
#   Subaru Enterprise Co., Ltd..................................     600      31,037
    Sugi Holdings Co., Ltd......................................   4,800     242,762
    Sugimoto & Co., Ltd.........................................   3,300      59,076
    SUMCO Corp.................................................. 115,900   1,528,935
#   Sumida Corp.................................................  18,600     277,744
    Suminoe Textile Co., Ltd....................................   2,300      62,019
    Sumiseki Holdings, Inc......................................  15,700      16,807
    Sumitomo Bakelite Co., Ltd..................................  10,200     398,134
    Sumitomo Chemical Co., Ltd.................................. 388,000   1,935,732
    Sumitomo Corp...............................................  99,300   1,423,250
    Sumitomo Dainippon Pharma Co., Ltd..........................  22,000     486,048
    Sumitomo Densetsu Co., Ltd..................................   6,400     109,965
    Sumitomo Electric Industries, Ltd........................... 116,500   1,550,112
    Sumitomo Forestry Co., Ltd..................................  84,700   1,165,285

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Sumitomo Heavy Industries, Ltd..............................  23,200 $  824,929
    Sumitomo Metal Mining Co., Ltd..............................  33,700  1,059,995
    Sumitomo Mitsui Construction Co., Ltd....................... 110,620    721,941
    Sumitomo Mitsui Financial Group, Inc........................ 114,700  4,168,909
    Sumitomo Mitsui Trust Holdings, Inc.........................  27,400    956,018
    Sumitomo Osaka Cement Co., Ltd..............................  15,900    647,924
    Sumitomo Precision Products Co., Ltd........................   1,100     30,694
    Sumitomo Realty & Development Co., Ltd......................  32,000  1,183,042
    Sumitomo Riko Co., Ltd......................................  23,700    208,831
    Sumitomo Rubber Industries, Ltd............................. 131,095  1,611,991
    Sumitomo Seika Chemicals Co., Ltd...........................   5,100    198,152
    Sumitomo Warehouse Co., Ltd. (The)..........................  23,400    300,129
    Sun Frontier Fudousan Co., Ltd..............................  22,700    232,248
    Suncall Corp................................................   2,000     10,929
    Sundrug Co., Ltd............................................   7,600    203,760
    Suntory Beverage & Food, Ltd................................   8,100    358,175
    Sun-Wa Technos Corp.........................................   3,900     31,069
*   Suruga Bank, Ltd............................................  44,100    195,356
    Sushiro Global Holdings, Ltd................................   4,400    288,052
    Suzuken Co., Ltd............................................   7,270    419,191
    Suzuki Co., Ltd.............................................   6,500     40,253
    Suzuki Motor Corp...........................................  28,100  1,282,306
    SWCC Showa Holdings Co., Ltd................................  14,200     98,802
    Sysmex Corp.................................................   6,700    383,924
    System Information Co., Ltd.................................   2,800     23,495
    System Research Co., Ltd....................................     800     18,977
    Systemsoft Corp.............................................  10,400      9,367
    Systena Corp................................................  21,300    256,423
    Syuppin Co., Ltd............................................   5,100     34,022
    T Hasegawa Co., Ltd.........................................   8,300    134,113
    T RAD Co., Ltd..............................................   4,400     94,319
    T&D Holdings, Inc...........................................  84,400    914,144
    T&K Toka Co., Ltd...........................................   7,600     67,068
    Tachibana Eletech Co., Ltd..................................   6,980    108,970
    Tachikawa Corp..............................................   3,600     40,945
    Tachi-S Co., Ltd............................................  11,400    175,847
    Tadano, Ltd.................................................  24,100    254,984
    Taihei Dengyo Kaisha, Ltd...................................   5,900    130,124
    Taiheiyo Cement Corp........................................  29,900    964,239
    Taiheiyo Kouhatsu, Inc......................................   4,300     28,543
    Taiho Kogyo Co., Ltd........................................   7,500     59,319
    Taikisha, Ltd...............................................   5,600    169,240
    Taiko Bank, Ltd. (The)......................................   1,000     14,966
    Taisei Corp.................................................  50,400  2,217,604
    Taisei Lamick Co., Ltd......................................   1,700     43,041
    Taisei Oncho Co., Ltd.......................................   1,400     22,110
    Taisho Pharmaceutical Holdings Co., Ltd.....................   1,300    120,250
#   Taiyo Holdings Co., Ltd.....................................   5,000    176,123
    Taiyo Nippon Sanso Corp.....................................  33,900    564,831
    Taiyo Yuden Co., Ltd........................................  54,000  1,315,096
#   Takachiho Koheki Co., Ltd...................................   2,500     21,461
    Takamatsu Construction Group Co., Ltd.......................   2,800     60,399
    Takamatsu Machinery Co., Ltd................................   1,100      9,623
    Takamiya Co., Ltd...........................................  13,500     81,787
    Takano Co., Ltd.............................................   5,000     37,236
    Takaoka Toko Co., Ltd.......................................   4,200     48,668
    Takara Holdings, Inc........................................   7,500     87,594
#   Takara Leben Co., Ltd.......................................  56,100    174,464
    Takara Printing Co., Ltd....................................   1,000     15,459

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Takara Standard Co., Ltd....................................  14,400 $  219,202
    Takasago International Corp.................................   5,500    167,301
    Takasago Thermal Engineering Co., Ltd.......................  13,400    212,525
    Takashima & Co., Ltd........................................   1,700     26,082
    Takashimaya Co., Ltd........................................  36,700    412,662
    Take And Give Needs Co., Ltd................................   6,700     88,341
    TAKEBISHI Corp..............................................   3,200     39,582
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............   3,700     67,636
    Takeda Pharmaceutical Co., Ltd.............................. 103,953  3,836,045
    Takeei Corp.................................................   9,800     69,184
    Takemoto Yohki Co., Ltd.....................................   3,800     47,934
    Takeuchi Manufacturing Co., Ltd.............................  18,700    354,616
    Takihyo Co., Ltd............................................   1,200     19,664
    Takisawa Machine Tool Co., Ltd..............................   2,200     30,886
    Takuma Co., Ltd.............................................  19,100    230,299
#   Tama Home Co., Ltd..........................................  11,900    117,423
    Tamron Co., Ltd.............................................   4,200     82,238
    Tamura Corp.................................................  30,000    186,371
    Tanabe Engineering Corp.....................................   1,500     10,554
    Tanseisha Co., Ltd..........................................  17,450    194,863
#   Tateru, Inc.................................................   6,600     15,797
    Tatsuta Electric Wire and Cable Co., Ltd....................  16,300     71,588
    Tayca Corp..................................................   6,000    135,465
    Tazmo Co., Ltd..............................................   3,900     31,522
    Tbk Co., Ltd................................................   7,400     27,041
    TDC Soft, Inc...............................................   8,600     66,612
    TDK Corp....................................................  31,600  2,768,604
    Tear Corp...................................................   3,400     20,926
    TechMatrix Corp.............................................   7,000    124,731
    Techno Ryowa, Ltd...........................................   1,900     14,089
    Techno Smart Corp...........................................     800      6,671
    TechnoPro Holdings, Inc.....................................  11,500    691,939
    Tecnos Japan, Inc...........................................   3,200     19,350
    Teijin, Ltd................................................. 121,400  2,088,337
    Teikoku Electric Manufacturing Co., Ltd.....................   6,400     65,261
    Teikoku Sen-I Co., Ltd......................................   4,500    100,166
    Teikoku Tsushin Kogyo Co., Ltd..............................   3,200     35,117
    Tekken Corp.................................................   4,300    112,431
    Tenma Corp..................................................   6,600    122,674
    Tenox Corp..................................................   1,200      8,763
#   Tenpos Holdings Co., Ltd....................................   1,100     21,392
    Teraoka Seisakusho Co., Ltd.................................   1,600      7,429
    Terasaki Electric Co., Ltd..................................   1,100      9,108
    Terumo Corp.................................................  30,000    905,359
    T-Gaia Corp.................................................   5,800     94,291
    THK Co., Ltd................................................  27,100    716,628
    Tigers Polymer Corp.........................................   4,400     23,954
    TIS, Inc....................................................  17,900    816,702
    TKC Corp....................................................   5,200    203,608
    Toa Corp....................................................   6,700     73,724
    Toa Corp....................................................   6,900     99,119
    Toa Oil Co., Ltd............................................   4,100     66,200
    TOA ROAD Corp...............................................   1,500     38,431
    Toagosei Co., Ltd...........................................  44,600    486,881
    Toba, Inc...................................................     400      9,847
    Tobishima Corp..............................................  12,310    157,578
    Tobu Railway Co., Ltd.......................................  10,600    300,152
    TOC Co., Ltd................................................  18,000    112,519
    Tocalo Co., Ltd.............................................  40,500    333,306

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Tochigi Bank, Ltd. (The)....................................  50,000 $  101,376
    Toda Corp...................................................  57,500    355,619
#   Toda Kogyo Corp.............................................   1,400     28,027
    Toei Animation Co., Ltd.....................................   4,700    233,633
    Toei Co., Ltd...............................................   2,500    324,653
#   Toell Co., Ltd..............................................   1,900     13,140
    Toenec Corp.................................................   3,200     88,858
#   Togami Electric Manufacturing Co., Ltd......................     999     13,522
    Toho Bank, Ltd. (The).......................................  79,800    207,058
    Toho Co., Ltd...............................................   1,400     58,792
    Toho Co., Ltd...............................................   1,600     31,605
    Toho Gas Co., Ltd...........................................   9,400    387,560
    Toho Holdings Co., Ltd......................................  22,200    520,168
    Toho Titanium Co., Ltd......................................  16,000    134,635
    Toho Zinc Co., Ltd..........................................   7,400    193,703
    Tohoku Bank, Ltd. (The).....................................   4,300     41,872
    Tohoku Electric Power Co., Inc..............................  23,300    266,724
    Tohoku Steel Co., Ltd.......................................   1,200     15,033
    Tohto Suisan Co., Ltd.......................................     600     12,527
#   Tokai Carbon Co., Ltd.......................................  69,000    798,440
    Tokai Corp..................................................   5,200    120,158
    TOKAI Holdings Corp.........................................  56,900    475,297
    Tokai Rika Co., Ltd.........................................  36,000    625,114
    Tokai Tokyo Financial Holdings, Inc.........................  68,300    226,977
#   Token Corp..................................................   5,200    317,464
    Tokio Marine Holdings, Inc..................................  35,200  1,783,418
    Tokio Marine Holdings, Inc., ADR............................     880     44,387
    Tokushu Tokai Paper Co., Ltd................................   3,200    118,246
    Tokuyama Corp...............................................  44,100  1,095,666
#*  Tokyo Base Co., Ltd.........................................   5,400     51,865
    Tokyo Broadcasting System Holdings, Inc.....................   9,700    184,511
    Tokyo Century Corp..........................................  13,300    615,126
    Tokyo Dome Corp.............................................  36,200    359,528
*   Tokyo Electric Power Co. Holdings, Inc......................  88,000    497,057
    Tokyo Electron Device, Ltd..................................   3,500     61,030
    Tokyo Electron, Ltd.........................................   8,800  1,396,854
    Tokyo Energy & Systems, Inc.................................  10,400     89,757
    Tokyo Gas Co., Ltd..........................................  21,000    534,285
    Tokyo Individualized Educational Institute, Inc.............   6,100     55,129
    Tokyo Keiki, Inc............................................   4,900     48,857
    Tokyo Kiraboshi Financial Group, Inc........................  12,200    176,288
    Tokyo Ohka Kogyo Co., Ltd...................................  10,200    326,636
    Tokyo Printing Ink Manufacturing Co., Ltd...................     500     11,428
    Tokyo Rakutenchi Co., Ltd...................................     700     31,688
#   Tokyo Rope Manufacturing Co., Ltd...........................   5,600     55,141
    Tokyo Sangyo Co., Ltd.......................................   7,700     35,562
    Tokyo Seimitsu Co., Ltd.....................................  10,600    307,899
    Tokyo Steel Manufacturing Co., Ltd..........................  28,300    242,356
    Tokyo Tatemono Co., Ltd.....................................  60,800    686,285
    Tokyo Tekko Co., Ltd........................................   3,100     34,313
    Tokyo Theatres Co., Inc.....................................   2,800     33,496
    Tokyotokeiba Co., Ltd.......................................   5,200    151,712
    Tokyu Construction Co., Ltd.................................  59,000    423,701
    Tokyu Corp..................................................  28,100    458,749
    Tokyu Fudosan Holdings Corp................................. 250,000  1,410,461
    Tokyu Recreation Co., Ltd...................................   1,000     44,673
    Toli Corp...................................................  17,400     40,741
    Tomato Bank, Ltd............................................   1,900     18,229
    Tomen Devices Corp..........................................     800     17,152

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Tomoe Corp..................................................   9,200 $    29,697
#   Tomoe Engineering Co., Ltd..................................   3,200      70,465
    Tomoegawa Co., Ltd..........................................   1,600      14,748
    Tomoku Co., Ltd.............................................   4,500      71,611
    TOMONY Holdings, Inc........................................  57,300     208,542
    Tomy Co., Ltd...............................................  55,300     592,964
    Tonami Holdings Co., Ltd....................................   2,000     109,901
    Topcon Corp.................................................  41,000     498,226
    Toppan Forms Co., Ltd.......................................  19,500     178,336
    Toppan Printing Co., Ltd....................................  28,200     457,716
    Topre Corp..................................................  20,500     384,543
    Topy Industries, Ltd........................................   6,000     138,853
    Toray Industries, Inc....................................... 163,900   1,121,580
#   Torex Semiconductor, Ltd....................................   2,800      32,825
    Toridoll Holdings Corp......................................  14,900     333,717
    Torigoe Co., Ltd. (The).....................................   3,600      24,805
    Torii Pharmaceutical Co., Ltd...............................   6,300     125,229
#   Torikizoku Co., Ltd.........................................   1,700      29,011
    Torishima Pump Manufacturing Co., Ltd.......................   6,300      57,207
    Tosei Corp..................................................  18,900     157,179
    Toshiba Corp................................................  16,300     543,141
    Toshiba Machine Co., Ltd....................................   7,800     178,374
    Toshiba Plant Systems & Services Corp.......................   3,100      55,667
    Toshiba TEC Corp............................................  17,000     469,787
    Tosho Co., Ltd..............................................   4,400     113,061
    Tosho Printing Co., Ltd.....................................   7,400      64,721
    Tosoh Corp..................................................  76,000   1,225,396
#   Totech Corp.................................................   1,300      25,561
    Totetsu Kogyo Co., Ltd......................................   8,800     258,389
    TOTO, Ltd...................................................  13,399     567,954
    Totoku Electric Co., Ltd....................................   1,400      23,938
    Tottori Bank, Ltd. (The)....................................   3,000      38,090
    Toukei Computer Co., Ltd....................................     500      13,611
    Tow Co., Ltd................................................   8,600      56,121
    Towa Bank, Ltd. (The).......................................  14,000      89,802
    Towa Corp...................................................   8,500      70,731
    Towa Pharmaceutical Co., Ltd................................  16,200     398,896
    Toyo Construction Co., Ltd..................................  45,200     166,514
    Toyo Corp...................................................   8,000      65,253
    Toyo Denki Seizo K.K........................................   3,000      41,080
*   Toyo Engineering Corp.......................................   7,700      41,066
    Toyo Gosei Co., Ltd.........................................   1,700      27,079
    Toyo Ink SC Holdings Co., Ltd...............................  13,800     330,665
    Toyo Kanetsu K.K............................................   4,000      76,279
    Toyo Logistics Co., Ltd.....................................  10,200      29,128
    Toyo Machinery & Metal Co., Ltd.............................   6,400      35,981
    Toyo Securities Co., Ltd....................................  30,100      35,137
    Toyo Seikan Group Holdings, Ltd.............................  34,200     685,752
    Toyo Suisan Kaisha, Ltd.....................................   8,300     316,930
    Toyo Tanso Co., Ltd.........................................   3,800      75,417
    Toyo Tire Corp..............................................  59,300     693,717
    Toyo Wharf & Warehouse Co., Ltd.............................   2,300      30,853
    Toyobo Co., Ltd.............................................  54,300     708,523
    Toyoda Gosei Co., Ltd.......................................  45,700     951,346
    Toyota Boshoku Corp.........................................  32,500     480,225
    Toyota Industries Corp......................................  10,200     578,174
    Toyota Motor Corp., Sponsored ADR...........................  10,100   1,248,360
    Toyota Motor Corp........................................... 287,188  17,779,936
    Toyota Tsusho Corp..........................................  35,000   1,162,551

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    TPR Co., Ltd................................................ 13,900 $  274,003
    Trancom Co., Ltd............................................  5,200    302,465
    Transaction Co., Ltd........................................  2,000     14,565
    Trend Micro, Inc............................................  9,800    489,920
    Tri Chemical Laboratories, Inc..............................  1,700     89,626
#   Trinity Industrial Corp.....................................  2,000     12,586
#   Trusco Nakayama Corp........................................ 12,400    313,407
    Trust Tech, Inc.............................................  2,500     85,216
    TS Tech Co., Ltd............................................ 19,300    579,628
    TSI Holdings Co., Ltd....................................... 27,900    173,505
    Tsubaki Nakashima Co., Ltd.................................. 23,900    446,586
    Tsubakimoto Chain Co........................................ 10,600    395,112
    Tsubakimoto Kogyo Co., Ltd..................................  1,000     32,788
    Tsudakoma Corp..............................................  1,400     23,949
#   Tsugami Corp................................................ 27,600    250,186
    Tsukada Global Holdings, Inc................................  9,500     51,905
    Tsukishima Kikai Co., Ltd...................................  8,500    111,521
    Tsukuba Bank, Ltd........................................... 43,500     76,808
    Tsukui Corp................................................. 32,700    204,275
    Tsumura & Co................................................  9,200    282,910
    Tsuruha Holdings, Inc.......................................  4,300    366,471
    Tsurumi Manufacturing Co., Ltd..............................  6,100    109,329
    Tsutsumi Jewelry Co., Ltd...................................  2,700     44,005
    Tsuzuki Denki Co., Ltd......................................  1,500     12,394
    TV Asahi Holdings Corp......................................  8,100    142,947
    Tv Tokyo Holdings Corp......................................  5,800    122,250
#   TYK Corp....................................................  8,500     28,248
#   UACJ Corp................................................... 20,400    412,648
    Ube Industries, Ltd......................................... 68,700  1,469,885
    Ulvac, Inc.................................................. 31,100  1,047,646
    UMC Electronics Co., Ltd....................................  2,600     33,729
    Umenohana Co., Ltd..........................................    500     11,905
    Unicharm Corp............................................... 13,800    455,425
    Uniden Holdings Corp........................................  2,500     55,209
#   UNIMAT Retirement Community Co., Ltd........................  3,300     54,287
    Union Tool Co...............................................  1,900     52,457
    Unipres Corp................................................ 25,000    386,361
    United Arrows, Ltd..........................................  7,300    230,584
    United Super Markets Holdings, Inc.......................... 21,000    189,847
    UNITED, Inc.................................................  5,100     65,594
*   Unitika, Ltd................................................ 25,100     99,574
#   Universal Entertainment Corp................................  6,000    189,068
    Unizo Holdings Co., Ltd.....................................  9,200    163,099
    Urbanet Corp. Co., Ltd......................................  6,200     19,252
    Ushio, Inc.................................................. 42,400    515,448
    USS Co., Ltd................................................ 12,000    230,350
    UT Group Co., Ltd...........................................  7,800    224,969
    Utoc Corp...................................................  5,300     25,891
    V Technology Co., Ltd.......................................  1,500    201,635
    Valor Holdings Co., Ltd..................................... 20,000    487,886
    Valqua, Ltd.................................................  9,400    201,683
    ValueCommerce Co., Ltd......................................  5,400    136,853
*   V-Cube, Inc.................................................  2,200     10,286
*   Vector, Inc.................................................  8,100     96,438
#   Vertex Corp.................................................  2,540     24,660
#*  VIA Holdings, Inc...........................................  7,400     43,247
    Village Vanguard Co., Ltd...................................  1,700     14,457
*   Vision, Inc.................................................  1,900     87,441
#*  Visionary Holdings Co., Ltd................................. 36,500     21,459

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Vital KSK Holdings, Inc.....................................  17,900 $  170,796
    VT Holdings Co., Ltd........................................  50,900    205,407
    Wacoal Holdings Corp........................................  14,400    355,650
    Wacom Co., Ltd..............................................  22,700     91,794
    Wakachiku Construction Co., Ltd.............................   4,500     57,863
    Wakita & Co., Ltd...........................................  14,600    153,361
    Warabeya Nichiyo Holdings Co., Ltd..........................   5,700     91,683
    Waseda Academy Co., Ltd.....................................   1,400      9,148
    Watahan & Co., Ltd..........................................   4,300     92,164
    WATAMI Co., Ltd.............................................   5,500     76,991
    Watts Co., Ltd..............................................   1,100      6,937
    Wavelock Holdings Co., Ltd..................................   2,200     16,011
    WDB Holdings Co., Ltd.......................................   2,700     80,216
    Weathernews, Inc............................................   1,500     45,558
    Welcia Holdings Co., Ltd....................................   6,100    240,449
    West Holdings Corp..........................................  11,000    146,254
    West Japan Railway Co.......................................   4,900    364,432
    Will Group, Inc.............................................   6,900     70,577
    WIN-Partners Co., Ltd.......................................   5,300     57,950
#*  WirelessGate, Inc...........................................   3,800     14,060
    Wood One Co., Ltd...........................................   3,200     31,237
    World Holdings Co., Ltd.....................................   4,300     73,110
    Wowow, Inc..................................................   3,000     77,739
    Xebio Holdings Co., Ltd.....................................   9,900    104,226
    YAC Holdings Co., Ltd.......................................   2,400     18,758
    Yachiyo Industry Co., Ltd...................................   2,600     17,662
    Yagi & Co., Ltd.............................................   1,400     18,884
    Yahagi Construction Co., Ltd................................   8,500     59,628
    Yahoo Japan Corp............................................ 140,000    373,726
    Yaizu Suisankagaku Industry Co., Ltd........................   1,500     14,987
    Yakult Honsha Co., Ltd......................................   3,500    238,964
#   Yakuodo Co., Ltd............................................   3,300     80,817
    YAMABIKO Corp...............................................  14,000    138,476
#   YAMADA Consulting Group Co., Ltd............................   4,000     87,017
#   Yamada Denki Co., Ltd.......................................  74,188    351,683
    Yamagata Bank, Ltd. (The)...................................  10,100    162,773
    Yamaguchi Financial Group, Inc..............................  50,300    372,155
    Yamaha Corp.................................................   2,500    129,806
    Yamaha Motor Co., Ltd.......................................  78,500  1,618,828
#   Yamaichi Electronics Co., Ltd...............................  15,700    178,699
#   YA-MAN, Ltd.................................................   8,700     83,707
    Yamanashi Chuo Bank, Ltd. (The).............................  11,800    138,426
#   Yamashina Corp..............................................  25,000     15,533
    Yamatane Corp...............................................   3,200     46,597
    Yamato Corp.................................................   4,600     21,551
    Yamato Holdings Co., Ltd....................................  12,200    265,029
    Yamato International, Inc...................................   2,300      8,625
    Yamato Kogyo Co., Ltd.......................................  16,400    455,345
    Yamaura Corp................................................   2,400     19,422
    Yamaya Corp.................................................   1,800     34,669
    Yamazaki Baking Co., Ltd....................................  33,500    499,057
    Yamazawa Co., Ltd...........................................   1,300     18,896
    Yamazen Corp................................................  15,500    163,085
    Yaoko Co., Ltd..............................................   8,800    418,785
    Yashima Denki Co., Ltd......................................   3,000     23,768
    Yaskawa Electric Corp.......................................  27,200  1,012,596
    Yasuda Logistics Corp.......................................   6,700     51,983
#   Yasunaga Corp...............................................   4,500     71,161
    Yellow Hat, Ltd.............................................   9,800    124,013

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
JAPAN -- (Continued)
    Yodogawa Steel Works, Ltd...................................     8,100 $    154,546
    Yokogawa Bridge Holdings Corp...............................    11,700      190,380
    Yokogawa Electric Corp......................................    41,800      875,336
    Yokohama Reito Co., Ltd.....................................    20,100      159,204
    Yokohama Rubber Co., Ltd. (The).............................    83,400    1,571,485
#   Yokowo Co., Ltd.............................................     8,200      131,236
    Yomeishu Seizo Co., Ltd.....................................     2,100       40,043
    Yomiuri Land Co., Ltd.......................................     2,199       86,785
    Yondenko Corp...............................................     1,200       28,506
    Yondoshi Holdings, Inc......................................     4,600      101,349
    Yorozu Corp.................................................     9,900      144,187
    Yossix Co., Ltd.............................................       700       18,281
    Yotai Refractories Co., Ltd.................................    10,600       49,841
    Yuasa Trading Co., Ltd......................................     6,300      179,721
    Yuken Kogyo Co., Ltd........................................     1,100       17,221
#   Yume No Machi Souzou Iinkai Co., Ltd........................     6,100       91,518
#   Yumeshin Holdings Co., Ltd..................................    12,600       91,268
    Yurtec Corp.................................................    15,000      105,853
    Yushiro Chemical Industry Co., Ltd..........................     3,700       44,275
    Zaoh Co., Ltd...............................................     1,100       13,277
    Zenitaka Corp. (The)........................................     1,000       47,974
    Zenkoku Hosho Co., Ltd......................................    15,900      558,308
    Zenrin Co., Ltd.............................................    11,100      242,427
    Zensho Holdings Co., Ltd....................................    16,000      360,649
    Zeon Corp...................................................    90,900      892,863
    ZIGExN Co., Ltd.............................................    15,800       82,483
    Zojirushi Corp..............................................     1,500       15,478
    ZOZO, Inc...................................................    18,500      328,624
#   Zuiko Corp..................................................     1,100       35,513
    Zuken, Inc..................................................     3,700       50,897
                                                                           ------------
TOTAL JAPAN.....................................................            593,221,147
                                                                           ------------
MALAYSIA -- (0.6%)
    Duopharma Biotech Bhd.......................................    51,619       17,629
#   7-Eleven Malaysia Holdings Bhd, Class B.....................    96,583       34,589
    Aeon Co. M Bhd..............................................   303,900      105,920
    AEON Credit Service M Bhd...................................    49,149      193,821
    AFFIN Bank Bhd..............................................   118,570       64,271
    AirAsia Group Bhd...........................................   909,500      600,820
*   AirAsia X Bhd...............................................   882,200       50,196
    Alliance Bank Malaysia Bhd..................................   373,600      367,102
    AMMB Holdings Bhd...........................................   406,800      439,789
    Ann Joo Resources Bhd.......................................   119,300       50,814
    Astro Malaysia Holdings Bhd.................................   171,100       60,039
    Axiata Group Bhd............................................   420,055      403,573
    Batu Kawan Bhd..............................................     2,600       10,566
#*  Berjaya Assets Bhd..........................................   176,800       12,840
*   Berjaya Corp. Bhd........................................... 1,139,136       73,092
#   Berjaya Food Bhd............................................    35,000       15,069
*   Berjaya Land Bhd............................................   333,000       18,532
    Berjaya Sports Toto Bhd.....................................   346,206      220,312
*   Bermaz Auto Bhd.............................................   190,800      110,755
    BIMB Holdings Bhd...........................................   133,900      150,282
    Boustead Holdings Bhd.......................................   152,600       47,254
#   Boustead Plantations Bhd....................................   196,420       37,996
    British American Tobacco Malaysia Bhd.......................    20,000      168,742
#*  Bumi Armada Bhd.............................................   810,800       46,099
    Bursa Malaysia Bhd..........................................   163,650      267,183
    CAB Cakaran Corp. Bhd.......................................   180,900       25,397

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
MALAYSIA -- (Continued)
    Cahya Mata Sarawak Bhd...................................... 136,600 $110,366
    Carlsberg Brewery Malaysia Bhd, Class B.....................  40,300  246,270
#   CB Industrial Product Holding Bhd...........................  88,300   24,997
    CIMB Group Holdings Bhd..................................... 465,036  593,132
    CJ Century Logistics Holdings Bhd, Class B..................  80,400    8,572
    Cypark Resources Bhd........................................  52,800   21,337
    D&O Green Technologies Bhd.................................. 241,100   39,400
*   Dagang NeXchange Bhd........................................ 236,200   16,029
#   Datasonic Group Bhd......................................... 257,500   30,617
*   Dayang Enterprise Holdings Bhd..............................  39,800   13,580
    Dialog Group Bhd............................................ 178,600  139,025
    DiGi.Com Bhd................................................ 215,800  240,094
    DRB-Hicom Bhd............................................... 270,000  142,512
    Dutch Lady Milk Industries Bhd..............................   4,500   69,759
#*  Eastern & Oriental Bhd...................................... 318,375   67,317
*   Eco World Development Group Bhd............................. 443,900   99,388
*   Eco World International Bhd.................................  84,700   14,562
    Econpile Holdings Bhd....................................... 354,800   55,446
#   Ekovest BHD................................................. 333,800   71,167
    Engtex Group Bhd............................................  99,700   20,140
    Evergreen Fibreboard Bhd....................................  78,450    7,122
*   FGV Holdings Bhd............................................ 890,600  268,887
    Fraser & Neave Holdings Bhd.................................  13,800  116,518
    Frontken Corp. Bhd.......................................... 331,900  110,997
    Gabungan AQRS Bhd........................................... 101,592   36,890
    Gadang Holdings Bhd......................................... 148,150   29,593
    Gamuda Bhd.................................................. 299,200  253,269
#   Gas Malaysia Bhd............................................  64,000   44,424
    Genting Bhd................................................. 573,900  977,664
    Genting Malaysia Bhd........................................ 408,200  314,179
    Genting Plantations Bhd.....................................  26,200   66,490
#   George Kent Malaysia Bhd.................................... 206,750   63,107
    Globetronics Technology Bhd................................. 122,966   56,532
    Guan Chong Bhd..............................................  29,600   29,710
    Hai-O Enterprise Bhd........................................  71,300   44,323
    HAP Seng Consolidated Bhd...................................  63,700  152,300
    Hartalega Holdings Bhd...................................... 128,000  155,791
    Heineken Malaysia Bhd.......................................  36,100  213,980
#   Hengyuan Refining Co. Bhd...................................  55,100   79,009
    HeveaBoard Bhd.............................................. 130,500   22,906
    Hiap Teck Venture Bhd....................................... 299,100   19,920
*   Hibiscus Petroleum Bhd...................................... 181,200   49,875
    Hong Leong Bank Bhd.........................................  17,780   85,991
    Hong Leong Financial Group Bhd..............................  42,578  197,921
    Hong Leong Industries Bhd...................................  19,300   49,328
#*  HSS Engineers Bhd...........................................  70,500   18,952
    IHH Healthcare Bhd..........................................  67,300   90,525
    IJM Corp. Bhd............................................... 710,500  402,254
    Inari Amertron Bhd.......................................... 651,525  272,959
    Insas Bhd................................................... 185,000   35,618
    IOI Corp. Bhd............................................... 168,900  184,087
#   IOI Properties Group Bhd.................................... 379,625  125,850
*   Iris Corp. Bhd.............................................. 499,300   22,370
*   Iskandar Waterfront City Bhd................................ 133,400   32,957
#*  JAKS Resources Bhd..........................................  59,200   10,962
    Jaya Tiasa Holdings Bhd..................................... 210,000   31,234
    JCY International Bhd....................................... 290,600   13,730
    Kerjaya Prospek Group Bhd................................... 104,940   33,277
    Kesm Industries Bhd.........................................   7,900   15,010

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
    MALAYSIA -- (Continued)
*   KNM Group Bhd............................................... 580,320 $   30,266
    Kossan Rubber Industries.................................... 167,800    147,761
    KPJ Healthcare Bhd.......................................... 463,600    109,961
*   KSL Holdings Bhd............................................ 135,319     27,869
    Kuala Lumpur Kepong Bhd.....................................  26,600    159,344
    Kumpulan Perangsang Selangor Bhd............................  43,400     17,460
*   Lafarge Malaysia Bhd........................................  55,000     43,953
    Land & General Bhd.......................................... 399,300     15,510
    LBS Bina Group Bhd.......................................... 255,180     37,942
    Lii Hen Industries Bhd......................................  74,300     48,394
    Lingkaran Trans Kota Holdings Bhd...........................  42,500     44,118
*   Lion Industries Corp. Bhd...................................  95,700     13,673
    LPI Capital Bhd.............................................  40,440    151,465
    Magni-Tech Industries Bhd...................................  62,700     70,608
    Magnum Bhd.................................................. 251,500    147,913
    Mah Sing Group Bhd.......................................... 450,875    104,725
    Malakoff Corp. Bhd.......................................... 281,900     60,089
    Malayan Banking Bhd......................................... 175,829    393,435
    Malayan Flour Mills Bhd..................................... 182,100     33,010
*   Malayan United Industries Bhd............................... 518,500     23,224
    Malaysia Airports Holdings Bhd.............................. 209,800    387,471
#   Malaysia Building Society Bhd............................... 496,535    119,558
    Malaysian Pacific Industries Bhd............................  55,600    131,781
#   Malaysian Resources Corp. Bhd............................... 652,100    162,597
#   Malton Bhd..................................................  92,900     13,617
    Matrix Concepts Holdings Bhd................................ 158,966     73,886
    Maxis Bhd...................................................  62,600     81,174
#   MBM Resources BHD...........................................  57,700     42,024
*   Media Prima Bhd............................................. 204,800     22,803
    Mega First Corp. Bhd........................................  61,400     58,693
    MISC Bhd.................................................... 164,800    275,318
    MKH Bhd..................................................... 100,700     33,205
#   MMC Corp. Bhd............................................... 137,400     34,898
*   MNRB Holdings Bhd...........................................  80,160     19,772
    Muda Holdings Bhd...........................................  76,500     33,719
*   Mudajaya Group Bhd..........................................  66,956      5,275
    Muhibbah Engineering M Bhd.................................. 111,200     76,777
*   Mulpha International Bhd....................................  39,460     23,014
    My EG Services Bhd.......................................... 488,400    177,514
    Nestle Malaysia Bhd.........................................   2,600     91,811
    NTPM Holdings Bhd........................................... 104,000     11,422
*   OCK Group Bhd............................................... 171,300     21,374
    Oriental Holdings BHD.......................................  63,500    104,274
#   OSK Holdings Bhd............................................ 324,750     77,404
    Padini Holdings Bhd......................................... 116,700    108,414
    Panasonic Manufacturing Malaysia Bhd........................   2,400     21,941
    Paramount Corp. Bhd.........................................  63,500     32,518
*   Pentamaster Corp. Bhd.......................................  73,100     76,487
*   PESTECH International Bhd................................... 154,500     41,892
#   Petron Malaysia Refining & Marketing Bhd....................  47,500     78,298
    Petronas Chemicals Group Bhd................................ 204,200    444,564
    Petronas Dagangan Bhd.......................................  15,200     88,953
    Petronas Gas Bhd............................................  29,400    125,798
    PIE Industrial Bhd..........................................  20,300      7,671
    Pos Malaysia Bhd............................................  68,000     30,126
    PPB Group Bhd...............................................  76,920    348,332
    Press Metal Aluminium Holdings Bhd.......................... 361,200    415,330
    Public Bank Bhd............................................. 211,100  1,149,215
    QL Resources Bhd............................................ 155,350    256,142

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
MALAYSIA -- (Continued)
    Ranhill Holdings Bhd........................................    89,400 $    25,299
    RGB International Bhd.......................................   325,257      16,555
    RHB Bank Bhd................................................   165,757     239,116
    Sam Engineering & Equipment M Bhd...........................    10,100      20,219
*   Sapura Energy Bhd........................................... 1,734,600     135,966
    Sarawak Oil Palms Bhd.......................................    91,800      58,126
    Scientex Bhd................................................   101,200     209,240
    Serba Dinamik Holdings Bhd..................................   127,200     128,720
    Shangri-La Hotels Malaysia Bhd..............................    17,500      23,069
    Sime Darby Bhd..............................................   315,870     177,419
    Sime Darby Plantation Bhd...................................   182,670     227,705
    Sime Darby Property Bhd.....................................   216,670      58,182
    SKP Resources Bhd...........................................   409,600     136,683
    SP Setia Bhd Group..........................................   138,779      76,171
    Star Media Group Bhd........................................    62,900      10,740
*   Sumatec Resources Bhd.......................................   822,800       2,002
    Sunway Bhd..................................................   374,410     151,333
    Sunway Construction Group Bhd...............................    94,890      45,922
    Supermax Corp. Bhd..........................................   435,000     159,057
    Syarikat Takaful Malaysia Keluarga Bhd......................   110,800     162,621
    Ta Ann Holdings Bhd.........................................   100,580      57,200
    TA Enterprise Bhd...........................................   293,000      46,073
    TA Global Bhd...............................................   228,100      14,891
#   Taliworks Corp. Bhd.........................................    68,666      16,758
    TDM Bhd.....................................................   268,620      13,638
#   Telekom Malaysia Bhd........................................   176,900     124,626
    Tenaga Nasional Bhd.........................................   113,800     338,684
    Thong Guan Industries Bhd...................................    14,600       9,506
    TIME dotCom Bhd.............................................    36,300      78,575
*   Tiong NAM Logistics Holdings................................    56,304       8,107
#   Top Glove Corp. Bhd.........................................   249,600     294,165
    Tropicana Corp. Bhd.........................................   170,178      35,806
    Tune Protect Group Bhd......................................   191,000      32,165
    Uchi Technologies Bhd.......................................    16,400      11,323
    UEM Edgenta Bhd.............................................    74,800      52,309
    UEM Sunrise Bhd.............................................   526,400     118,500
    UMW Holdings Bhd............................................   137,700     181,680
    UOA Development Bhd.........................................   213,100     116,439
*   Velesto Energy Bhd.......................................... 1,107,073      79,092
    ViTrox Corp. Bhd............................................    30,600      53,092
*   Vizione Holdings Bhd........................................   125,400      33,695
    VS Industry Bhd.............................................   791,024     218,552
*   Wah Seong Corp. Bhd.........................................   116,300      20,813
    WCT Holdings Bhd............................................   265,050      67,956
    Wellcall Holdings Bhd.......................................    53,700      16,898
    Westports Holdings Bhd......................................   135,300     124,613
    Yinson Holdings Bhd.........................................   232,800     272,614
    YNH Property Bhd............................................   124,837      50,170
    YTL Corp. Bhd............................................... 1,357,826     370,580
    YTL Power International Bhd.................................   234,906      50,545
                                                                           -----------
TOTAL MALAYSIA..................................................            22,311,895
                                                                           -----------
MEXICO -- (0.7%)
    ALEATICA S.A.B. de C.V......................................     5,854       6,485
    Alfa S.A.B. de C.V., Class A................................ 1,913,797   1,928,157
    Alpek S.A.B. de C.V.........................................   245,078     300,566
#   Alsea S.A.B. de C.V.........................................   298,281     666,177
    America Movil S.A.B. de C.V., Sponsored ADR, Class L........    26,000     384,020
#   America Movil S.A.B. de C.V., Series L...................... 1,031,323     765,424

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
MEXICO -- (Continued)
    Arca Continental S.A.B. de C.V..............................    65,518 $  372,591
#*  Axtel S.A.B. de C.V.........................................   499,613     61,668
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR.............................     5,600     47,208
#   Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, Class B.........................   333,480    559,912
#   Becle S.A.B. de C.V.........................................    94,151    145,316
#   Bolsa Mexicana de Valores S.A.B. de C.V.....................   208,501    429,150
#*  Cemex S.A.B. de C.V......................................... 1,744,120    807,763
*   Cemex S.A.B. de C.V., Sponsored ADR.........................    40,226    185,042
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............       800     51,296
    Coca-Cola Femsa S.A.B. de C.V...............................    50,925    323,906
    Consorcio ARA S.A.B. de C.V., Series *......................   305,491     81,377
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR......     4,146     38,019
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V.,
      Class A...................................................   107,898     98,349
    Corp. Inmobiliaria Vesta S.A.B. de C.V......................   184,629    289,734
    Credito Real S.A.B. de C.V. SOFOM ER........................    84,592     97,721
    El Puerto de Liverpool S.A.B. de C.V........................    31,272    202,302
*   Elementia S.A.B. de C.V.....................................    21,051     11,537
#*  Empresas ICA S.A.B. de C.V..................................    42,400        235
#   Fomento Economico Mexicano S.A.B. de C.V....................    39,903    389,985
*   Genomma Lab Internacional S.A.B. de C.V., Class B...........   418,247    334,902
    Gentera S.A.B. de C.V.......................................   444,917    406,716
#   Gruma S.A.B. de C.V., Class B...............................    72,377    723,474
#*  Grupo Aeromexico S.A.B. de C.V..............................   110,715    112,597
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V..........   152,098    936,685
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR........     1,600    162,192
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....    89,797    909,918
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........       500     82,275
    Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B.....    18,655    306,348
    Grupo Bimbo S.A.B. de C.V., Class A.........................   248,936    552,819
    Grupo Carso S.A.B. de C.V., Series A1.......................    68,490    265,900
    Grupo Cementos de Chihuahua S.A.B. de C.V...................    32,420    185,685
    Grupo Comercial Chedraui S.A. de C.V........................   138,914    273,318
    Grupo Elektra S.A.B. de C.V.................................    12,142    646,882
*   Grupo Famsa S.A.B. de C.V., Class A.........................    60,103     20,607
    Grupo Financiero Banorte S.A.B. de C.V......................   244,201  1,547,303
    Grupo Financiero Inbursa S.A.B. de C.V......................   389,763    595,611
    Grupo Herdez S.A.B. de C.V., Series *.......................   136,119    293,021
*   Grupo Hotelero Santa Fe S.A.B. de C.V.......................    60,872     19,426
    Grupo Industrial Saltillo S.A.B. de C.V.....................     7,630      8,553
    Grupo Lala S.A.B. de C.V....................................   119,465    159,684
#   Grupo Mexico S.A.B. de C.V., Series B.......................   687,634  2,018,532
#   Grupo Rotoplas S.A.B. de C.V................................    42,322     41,389
    Grupo Sanborns S.A.B. de C.V................................    66,549     65,995
#*  Grupo Simec S.A.B. de C.V., Series B........................    33,392    102,443
    Grupo Televisa S.A.B., Sponsored ADR........................    14,900    151,086
#   Grupo Televisa S.A.B., Series CPO...........................   380,998    776,155
*   Grupo Traxion S.A.B. de C.V.................................    22,758     17,059
#*  Hoteles City Express S.A.B. de C.V..........................   133,122    137,000
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V ............................................    30,799     57,016
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR............       200      9,800
    Industrias Bachoco S.A.B. de C.V., Series B.................    71,526    292,590
*   Industrias CH S.A.B. de C.V., Series B......................    75,560    353,811
    Industrias Penoles S.A.B. de C.V............................    48,407    556,644
    Infraestructura Energetica Nova S.A.B. de C.V...............    74,353    324,941
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A............   276,689    477,841
#*  La Comer S.A.B. de C.V......................................   217,285    248,715
#   Megacable Holdings S.A.B. de C.V............................   212,409    933,321

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
MEXICO -- (Continued)
    Mexichem S.A.B. de C.V...................................... 473,286 $ 1,099,222
*   Minera Frisco S.A.B. de C.V., Class A1...................... 129,447      27,654
    Nemak S.A.B. de C.V......................................... 357,006     196,226
*   Organizacion Cultiba S.A.B. de C.V..........................  15,310      13,567
#*  Organizacion Soriana S.A.B. de C.V., Class B................  50,685      61,385
    Promotora y Operadora de Infraestructura S.A.B. de C.V......  55,452     562,805
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L...................................................   1,940      12,740
    Qualitas Controladora S.A.B. de C.V.........................  54,504     145,045
    Regional S.A.B. de C.V...................................... 114,430     619,299
#*  Telesites S.A.B. de C.V..................................... 347,607     237,450
    TV Azteca S.A.B. de C.V..................................... 620,632      67,440
    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................  53,817     120,365
    Vitro S.A.B. de C.V., Series A..............................  28,118      79,351
    Wal-Mart de Mexico S.A.B. de C.V............................ 186,983     549,377
                                                                         -----------
TOTAL MEXICO....................................................          27,144,120
                                                                         -----------
NETHERLANDS -- (1.8%)
#   Aalberts NV.................................................  60,637   2,385,754
#   ABN AMRO Group NV...........................................  71,467   1,683,211
#   Accell Group NV.............................................   8,181     233,263
#   Aegon NV.................................................... 297,827   1,554,702
    Aegon NV....................................................   3,465      18,017
    Akzo Nobel NV...............................................  13,811   1,173,431
#*  Altice Europe NV............................................  16,720      53,060
*   Altice Europe NV, Class B...................................   4,940      15,606
#   AMG Advanced Metallurgical Group NV.........................  22,278     677,319
    Amsterdam Commodities NV....................................   8,642     197,009
    APERAM SA...................................................  20,751     640,185
#   Arcadis NV..................................................  25,166     475,526
    ArcelorMittal...............................................  87,766   1,909,444
    ASM International NV........................................  19,901   1,356,838
#   ASML Holding NV.............................................   4,870   1,016,908
    ASML Holding NV.............................................  20,610   4,303,780
    ASR Nederland NV............................................  48,922   2,176,737
*   Basic-Fit NV................................................   5,876     208,573
#   BE Semiconductor Industries NV..............................  42,901   1,235,788
#*  Beter Bed Holding NV........................................   7,231      35,458
    BinckBank NV................................................  24,937     176,955
#   Boskalis Westminster........................................  35,323     969,442
    Brunel International NV.....................................   5,294      85,907
*   Coca-Cola European Partners P.L.C...........................  32,890   1,759,178
#   Corbion NV..................................................  39,050   1,249,205
    Flow Traders................................................  20,804     596,197
    ForFarmers NV...............................................  23,206     198,416
#*  Fugro NV....................................................  31,698     288,899
    GrandVision NV..............................................  18,748     421,897
*   Heijmans NV.................................................   6,926      78,638
#   Heineken NV.................................................  19,681   2,127,661
    Hunter Douglas NV...........................................   2,176     153,729
    IMCD NV.....................................................  10,389     839,995
#   ING Groep NV, Sponsored ADR.................................  38,057     485,607
    ING Groep NV................................................ 314,562   4,013,819
    Intertrust NV...............................................  10,111     192,195
    KAS Bank NV.................................................   6,041      84,512
    Kendrion NV.................................................   8,173     200,608
    Koninklijke Ahold Delhaize NV, Sponsored ADR................     876      21,118
    Koninklijke Ahold Delhaize NV............................... 182,845   4,406,848
    Koninklijke BAM Groep NV....................................  99,115     484,020
#   Koninklijke DSM NV..........................................  30,645   3,504,919

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CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
NETHERLANDS -- (Continued)
    Koninklijke KPN NV.......................................... 1,095,752 $ 3,367,634
    Koninklijke Philips NV......................................    33,235   1,427,235
    Koninklijke Philips NV......................................    38,243   1,644,449
#   Koninklijke Vopak NV........................................    29,677   1,325,168
*   Lucas Bols NV...............................................       799      13,909
    Nederland Apparatenfabriek..................................     2,486     138,729
    NN Group NV.................................................    51,920   2,265,770
*   OCI NV......................................................    14,303     415,415
    Ordina NV...................................................    39,907      85,441
    PostNL NV...................................................   153,346     397,772
    Randstad NV.................................................    59,385   3,396,301
    SBM Offshore NV.............................................    78,968   1,465,363
#   SIF Holding NV..............................................     6,950      82,191
    Signify NV..................................................    35,620   1,068,936
    Sligro Food Group NV........................................     9,932     362,982
    TKH Group NV................................................    25,422   1,367,780
*   TomTom NV...................................................    52,620     454,844
    Unilever NV.................................................    48,976   2,963,538
#   Unilever NV.................................................    18,430   1,115,099
    Van Lanschot Kempen NV......................................     5,103     132,881
    Wessanen....................................................    37,597     488,118
    Wolters Kluwer NV...........................................    37,368   2,608,192
                                                                           -----------
TOTAL NETHERLANDS...............................................            70,278,121
                                                                           -----------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd............................................   106,585   1,198,186
    Air New Zealand, Ltd........................................   389,826     698,092
    Auckland International Airport, Ltd.........................    83,402     444,005
*   CBL Corp., Ltd..............................................       591         235
    Chorus, Ltd.................................................   184,367     737,888
    Contact Energy, Ltd.........................................    95,412     428,346
    EBOS Group, Ltd.............................................    23,767     340,021
    Fisher & Paykel Healthcare Corp., Ltd.......................    80,671     853,407
#   Fletcher Building, Ltd......................................   133,931     461,435
    Fletcher Building, Ltd......................................     2,494       8,626
#   Fonterra Co-operative Group, Ltd............................    17,499      49,697
    Freightways, Ltd............................................    46,720     265,559
    Genesis Energy, Ltd.........................................    97,494     198,980
    Gentrack Group, Ltd.........................................    12,157      44,654
    Hallenstein Glasson Holdings, Ltd...........................    20,188      66,484
    Heartland Group Holdings, Ltd...............................   114,799     119,002
    Infratil, Ltd...............................................   123,182     357,024
    Investore Property, Ltd.....................................    22,424      24,556
    Kathmandu Holdings, Ltd.....................................    53,377      83,817
    Mainfreight, Ltd............................................    25,513     596,637
    Mercury NZ, Ltd.............................................    54,040     133,628
    Meridian Energy, Ltd........................................    55,750     151,438
    Metlifecare, Ltd............................................    84,170     278,126
#   Metro Performance Glass, Ltd................................    22,279       6,250
    New Zealand Refining Co., Ltd. (The)........................    56,509      78,549
    NZME, Ltd...................................................    54,459      19,968
#   NZX, Ltd....................................................    64,157      43,263
    Oceania Healthcare, Ltd.....................................    47,051      33,656
#   Port of Tauranga, Ltd.......................................    43,709     172,318
    Restaurant Brands New Zealand, Ltd..........................     9,961      56,625
    Ryman Healthcare, Ltd.......................................    37,574     305,132
    Sanford, Ltd................................................     5,155      23,492
#   Scales Corp., Ltd...........................................    37,612     125,054
#   Skellerup Holdings, Ltd.....................................    53,156      77,741

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CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NEW ZEALAND -- (Continued)
#   SKY Network Television, Ltd................................. 127,131 $   103,741
    SKYCITY Entertainment Group, Ltd............................ 230,107     627,067
    Spark New Zealand, Ltd...................................... 295,490     725,036
#   Steel & Tube Holdings, Ltd..................................  32,029      26,524
    Summerset Group Holdings, Ltd............................... 104,294     390,949
*   Synlait Milk, Ltd...........................................  13,419      94,796
    Tourism Holdings, Ltd.......................................  66,297     178,963
*   TOWER, Ltd..................................................  33,200      17,276
    Trade Me Group, Ltd......................................... 107,207     460,650
    Trustpower, Ltd.............................................  10,678      49,541
#   Turners Automotive Group, Ltd...............................   5,881       9,433
#   Vector, Ltd.................................................  29,600      72,540
    Vista Group International, Ltd..............................     245         825
    Warehouse Group, Ltd. (The).................................   9,300      13,286
    Z Energy, Ltd............................................... 107,983     456,566
                                                                         -----------
TOTAL NEW ZEALAND...............................................          11,709,084
                                                                         -----------
NORWAY -- (0.7%)
    ABG Sundal Collier Holding ASA.............................. 238,000     118,758
#*  Adevinta ASA, Class A.......................................   4,875      49,171
*   Adevinta ASA, Class B.......................................   5,484      53,954
    AF Gruppen ASA..............................................   3,601      64,134
*   Akastor ASA.................................................  63,364      97,980
    Aker ASA, Class A...........................................   5,749     393,900
    Aker BP ASA.................................................  31,110   1,026,862
*   Aker Solutions ASA..........................................  52,196     267,974
    American Shipping Co. ASA...................................  15,007      59,431
#*  Archer, Ltd.................................................  41,403      26,679
#   Atea ASA....................................................  33,779     482,879
    Austevoll Seafood ASA.......................................  40,040     466,461
#*  Avance Gas Holding, Ltd.....................................  16,815      47,956
#*  Axactor SE..................................................  56,980     139,060
    B2Holding ASA...............................................  70,710     109,423
    Bakkafrost P/F..............................................  12,327     633,155
    Bonheur ASA.................................................   8,451     135,641
    Borregaard ASA..............................................  54,379     552,052
*   BW LPG, Ltd.................................................  34,399     158,359
*   BW Offshore, Ltd............................................  55,857     311,427
    DNB ASA.....................................................  89,270   1,716,591
    DNO ASA..................................................... 359,035     815,125
#*  DOF ASA.....................................................  82,284      45,206
    Entra ASA...................................................  17,059     247,604
    Equinor ASA................................................. 164,387   3,664,454
    Equinor ASA, Sponsored ADR..................................   7,404     164,295
    Europris ASA................................................  64,160     200,500
*   FLEX LNG, Ltd...............................................   2,555      35,192
*   Frontline, Ltd..............................................  27,427     227,792
    Gjensidige Forsikring ASA...................................  15,951     310,182
    Grieg Seafood ASA...........................................  31,665     365,835
*   Hexagon Composites ASA......................................  23,593     111,182
#   Hoegh LNG Holdings, Ltd.....................................  12,668      57,662
*   Kongsberg Automotive ASA.................................... 161,629     148,455
    Kongsberg Gruppen ASA.......................................   7,950     115,249
    Kvaerner ASA................................................  55,434      77,167
    Leroy Seafood Group ASA.....................................  68,248     494,142
    Mowi ASA....................................................  40,861     886,500
#*  NEL ASA..................................................... 114,338      96,083
*   Nordic Nanovector ASA.......................................   2,597      13,864
#*  Nordic Semiconductor ASA....................................  14,137      67,370

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
NORWAY -- (Continued)
    Norsk Hydro ASA.............................................   246,244 $ 1,060,593
#   Norway Royal Salmon ASA.....................................     6,641     143,649
#*  Norwegian Air Shuttle ASA...................................    33,054     138,512
*   Norwegian Finans Holding ASA................................    44,318     365,172
    Norwegian Property ASA......................................    39,498      48,657
    Ocean Yield ASA.............................................    36,925     280,633
#*  Odfjell Drilling, Ltd.......................................    29,963     103,901
    Olav Thon Eiendomsselskap ASA...............................     6,027     111,032
    Orkla ASA...................................................    40,705     319,475
*   Otello Corp. ASA............................................    27,542      47,506
*   Petroleum Geo-Services ASA..................................   185,906     412,674
*   Prosafe SE..................................................     9,807      18,487
#*  Protector Forsikring ASA....................................    16,789     113,976
#*  REC Silicon ASA.............................................   721,052      58,399
    Salmar ASA..................................................    12,528     569,833
    Sbanken ASA.................................................     8,028      79,018
#   Scatec Solar ASA............................................    48,972     465,187
#   Schibsted ASA, Class A......................................     4,875     128,068
#   Schibsted ASA, Class B......................................     5,484     131,194
    Selvaag Bolig ASA...........................................    14,564      82,684
    Solon Eiendom ASA...........................................     9,547      43,481
#*  Solstad Offshore ASA........................................     2,515         397
    SpareBank 1 SR-Bank ASA.....................................    51,245     592,506
    Spectrum ASA................................................    21,284     137,642
    Stolt-Nielsen, Ltd..........................................    13,146     164,769
    Storebrand ASA..............................................   135,622   1,146,184
    Subsea 7 SA.................................................    44,879     570,163
#   Telenor ASA.................................................    33,736     678,156
    TGS NOPEC Geophysical Co. ASA...............................    32,140     840,420
    Tomra Systems ASA...........................................    29,260     882,732
    Treasure ASA................................................    17,251      28,531
    Veidekke ASA................................................    55,683     623,080
    Wallenius Wilhelmsen ASA....................................     6,093      21,637
    Wilh Wilhelmsen Holding ASA, Class A........................     5,070      91,630
#   XXL ASA.....................................................    17,077      52,126
    Yara International ASA......................................     6,934     313,514
                                                                           -----------
TOTAL NORWAY....................................................            25,921,324
                                                                           -----------
PERU -- (0.0%)
    Cementos Pacasmayo SAA, ADR.................................     1,856      17,631
    Cia de Minas Buenaventura SAA, ADR..........................     1,300      21,073
    Credicorp, Ltd..............................................     1,928     456,743
*   Fossal SAA, ADR.............................................       235         142
    Grana y Montero SAA, Sponsored ADR..........................     5,845      21,042
                                                                           -----------
TOTAL PERU......................................................               516,631
                                                                           -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc................................   113,470     121,137
    Aboitiz Power Corp..........................................    86,300      62,482
    Alliance Global Group, Inc..................................   902,200     259,038
*   Apex Mining Co., Inc........................................ 1,093,000      27,262
    Ayala Corp..................................................    37,355     647,954
    Ayala Land, Inc.............................................   281,400     264,745
    Bank of the Philippine Islands..............................    89,166     145,278
    BDO Unibank, Inc............................................   109,333     281,486
    Belle Corp.................................................. 1,052,000      48,943
    Bloomberry Resorts Corp..................................... 2,201,400     538,417
    Cebu Air, Inc...............................................   100,610     158,305

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
    PHILIPPINES -- (Continued)..................................
*   CEMEX Holdings Philippines, Inc.............................   194,000 $  8,078
    Century Pacific Food, Inc...................................   231,600   68,052
    China Banking Corp..........................................   104,792   53,369
    Cosco Capital, Inc..........................................   917,700  131,570
    D&L Industries, Inc.........................................   612,700  128,455
    DMCI Holdings, Inc.......................................... 1,630,000  349,169
*   DoubleDragon Properties Corp................................   172,200   83,196
    Eagle Cement Corp...........................................    82,700   25,165
*   East West Banking Corp......................................   277,950   62,077
*   EEI Corp....................................................   105,400   18,712
    Emperador, Inc..............................................   463,900   66,162
    Filinvest Development Corp..................................    18,400    5,296
    Filinvest Land, Inc......................................... 4,531,000  133,876
    First Gen Corp..............................................   302,000  128,215
    First Philippine Holdings Corp..............................   115,830  175,115
*   Global Ferronickel Holdings, Inc............................   459,882   13,416
*   Global-Estate Resorts, Inc..................................   764,000   19,903
    Globe Telecom, Inc..........................................     7,840  267,969
    GT Capital Holdings, Inc....................................    14,652  243,420
    Integrated Micro-Electronics, Inc...........................   251,445   50,191
    International Container Terminal Services, Inc..............   174,250  422,737
    JG Summit Holdings, Inc.....................................   280,070  354,626
    Jollibee Foods Corp.........................................    41,950  245,213
    Lopez Holdings Corp.........................................   974,500   90,107
    LT Group, Inc...............................................   432,900  133,293
    MacroAsia Corp..............................................    30,900   13,079
    Manila Electric Co..........................................    16,880  124,883
    Manila Water Co., Inc.......................................   335,200  145,161
    Max's Group, Inc............................................    48,700   14,016
    Megawide Construction Corp..................................   384,700  164,649
    Megaworld Corp.............................................. 2,645,600  284,431
    Metro Pacific Investments Corp.............................. 1,921,500  168,550
    Metro Retail Stores Group, Inc..............................   200,000   13,176
    Metropolitan Bank & Trust Co................................   143,790  204,980
    Nickel Asia Corp............................................ 1,050,480   48,378
    Pepsi-Cola Products Philippines, Inc........................    13,000      321
    Petron Corp................................................. 1,056,700  125,672
    Philex Mining Corp..........................................   319,400   19,003
*   Philippine National Bank....................................    88,840   89,480
    Phinma Energy Corp..........................................   261,000    8,014
    Phoenix Petroleum Philippines, Inc..........................   107,200   24,807
    Pilipinas Shell Petroleum Corp..............................   124,530  108,114
#   PLDT, Inc., Sponsored ADR...................................     7,185  169,925
    PLDT, Inc...................................................    21,855  515,586
    Premium Leisure Corp........................................   952,000   13,346
*   Prime Orion Philippines, Inc................................   242,000   13,327
    Puregold Price Club, Inc....................................   231,000  185,938
    Rizal Commercial Banking Corp...............................   104,115   51,938
    Robinsons Land Corp.........................................   847,138  398,006
    Robinsons Retail Holdings, Inc..............................    91,390  136,785
    San Miguel Corp.............................................   138,950  481,586
    San Miguel Food and Beverage, Inc...........................    60,520  134,630
    Security Bank Corp..........................................    73,490  253,887
    Semirara Mining & Power Corp................................   480,080  219,725
    SM Investments Corp.........................................     3,865   70,513
    SM Prime Holdings, Inc......................................   178,400  142,009
    SSI Group, Inc..............................................   166,000    9,718
    Starmalls, Inc..............................................    88,000   11,557
    STI Education Systems Holdings, Inc.........................   634,000    8,151

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
PHILIPPINES -- (Continued)
*   Travellers International Hotel Group, Inc...................   284,200 $    30,712
    Union Bank Of Philippines...................................    31,730      37,103
    Universal Robina Corp.......................................    77,930     227,642
    Vista Land & Lifescapes, Inc................................ 1,926,100     270,333
                                                                           -----------
TOTAL PHILIPPINES...............................................            10,771,560
                                                                           -----------
POLAND -- (0.3%)
*   Alior Bank SA...............................................    34,611     533,073
    Alumetal SA.................................................       710       8,457
    Amica SA....................................................     1,111      37,746
*   AmRest Holdings SE..........................................     8,880      95,874
    Asseco Poland SA............................................    28,219     391,892
    Bank Handlowy w Warszawie SA................................     2,507      40,814
*   Bank Millennium SA..........................................   149,913     378,768
    Bank Pekao SA...............................................     3,546     105,834
*   Boryszew SA.................................................    42,569      50,286
    Budimex SA..................................................     2,085      80,473
    CCC SA......................................................     3,718     202,212
*   CD Projekt SA...............................................     3,153     177,434
    Ciech SA....................................................    16,074     201,546
    ComArch SA..................................................       224      10,976
*   Cyfrowy Polsat SA...........................................    83,536     579,940
*   Dino Polska SA..............................................     2,489      82,644
    Dom Development SA..........................................     1,006      21,321
*   Enea SA.....................................................    88,442     177,075
*   Energa SA...................................................    32,183      63,196
#   Eurocash SA.................................................    34,593     196,849
*   Fabryki Mebli Forte SA......................................     3,906      28,146
    Famur SA....................................................    99,628     126,718
*   Getin Noble Bank SA.........................................   175,051      22,056
    Globe Trade Centre SA.......................................    35,829      82,772
    Grupa Azoty SA..............................................    13,607     147,425
    Grupa Kety SA...............................................     2,789     252,915
    Grupa Lotos SA..............................................    56,654   1,234,375
*   Impexmetal SA...............................................    41,073      44,713
    ING Bank Slaski SA..........................................     1,297      65,489
    Inter Cars SA...............................................     1,271      72,484
*   Jastrzebska Spolka Weglowa SA...............................    16,946     257,978
    Kernel Holding SA...........................................    22,538     313,050
*   KGHM Polska Miedz SA........................................    51,146   1,380,964
#   KRUK SA.....................................................     7,941     360,976
    LC Corp. SA.................................................    98,398      65,355
    LPP SA......................................................       166     372,206
*   Lubelski Wegiel Bogdanka SA.................................     4,699      49,863
    mBank SA....................................................     1,836     213,016
*   Netia SA....................................................    26,821      34,954
    Neuca SA....................................................       757      54,614
#*  Orange Polska SA............................................   179,439     232,037
    Pfleiderer Group SA.........................................     2,466      16,088
*   PGE Polska Grupa Energetyczna SA............................   156,412     389,393
*   PKP Cargo SA................................................    10,554     123,259
*   Polnord SA..................................................     8,379      15,044
    Polski Koncern Naftowy Orlen S.A............................    50,196   1,288,755
    Polskie Gornictwo Naftowe i Gazownictwo SA..................    53,422      81,237
    Powszechna Kasa Oszczednosci Bank Polski SA.................    15,930     163,965
    Powszechny Zaklad Ubezpieczen SA............................    26,083     287,104
*   Rafako SA...................................................    16,664       8,288
    Santander Bank Polska SA....................................     2,791     290,265
    Stalexport Autostrady SA....................................    18,210      16,609

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
POLAND -- (Continued)
    Stalprodukt SA..............................................       471 $    42,571
#*  Tauron Polska Energia SA....................................   443,270     201,049
*   VRG SA......................................................    12,059      12,796
    Warsaw Stock Exchange.......................................    11,383     124,209
                                                                           -----------
TOTAL POLAND....................................................            11,909,148
                                                                           -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA...............................................    29,560     231,759
*   Banco Comercial Portugues SA, Class R....................... 1,495,316     419,725
    CTT-Correios de Portugal SA.................................    40,367     114,470
    EDP - Energias de Portugal SA...............................   131,616     499,439
    EDP Renovaveis SA...........................................    52,659     523,626
    Galp Energia SGPS SA........................................    78,831   1,321,702
    Jeronimo Martins SGPS SA....................................    28,512     464,704
*   Mota-Engil SGPS SA..........................................    61,175     163,082
    Navigator Co. SA (The)......................................   133,317     589,499
    NOS SGPS SA.................................................   178,303   1,198,347
    REN - Redes Energeticas Nacionais SGPS SA...................    94,222     269,699
    Semapa-Sociedade de Investimento e Gestao...................    15,929     261,354
    Sonae Capital SGPS SA.......................................    42,162      43,177
    Sonae SGPS SA...............................................   367,986     410,552
#*  Teixeira Duarte SA..........................................    26,689       4,360
                                                                           -----------
TOTAL PORTUGAL..................................................             6,515,495
                                                                           -----------
RUSSIA -- (0.3%)
    Etalon Group P.L.C., GDR....................................    16,911      31,347
    Etalon Group P.L.C., GDR....................................    24,905      46,074
    Gazprom PJSC, Sponsored ADR.................................   204,014   1,019,934
    Gazprom PJSC, Sponsored ADR.................................    51,104     256,542
    Globaltrans Investment P.L.C., GDR..........................     5,753      55,604
    Globaltrans Investment P.L.C., GDR..........................    14,988     144,934
*   Lenta, Ltd..................................................    49,573     177,719
*   Lenta, Ltd., GDR............................................    15,300      54,883
    Lukoil PJSC, Sponsored ADR(BYZF386).........................     8,907     761,549
    Lukoil PJSC, Sponsored ADR(BYZDW2900).......................     8,682     737,160
    Magnitogorsk Iron & Steel Works PJSC, GDR...................    23,655     210,754
*   Mail.Ru Group, Ltd., GDR....................................     1,819      41,958
*   Mail.Ru Group, Ltd., GDR....................................     1,243      28,713
*   Mechel PJSC, Sponsored ADR..................................    12,930      27,153
    MMC Norilsk Nickel PJSC, ADR................................     8,028     179,867
    MMC Norilsk Nickel PJSC, ADR................................     9,222     205,039
    Novatek PJSC, GDR...........................................       810     156,271
    Novatek PJSC, GDR...........................................       491      94,616
    Novolipetsk Steel PJSC, GDR.................................     8,327     219,933
    Novolipetsk Steel PJSC, GDR.................................       932      24,549
    PhosAgro PJSC, GDR..........................................     8,187     103,315
    PhosAgro PJSC, GDR..........................................     1,814      22,838
    Ros Agro P.L.C., GDR........................................     2,407      27,591
    Ros Agro P.L.C., GDR........................................     1,362      15,609
    Rosneft Oil Co. PJSC, GDR...................................    66,419     441,819
    Rosneft Oil Co. PJSC, GDR...................................    21,859     145,655
    Rostelecom PJSC, Sponsored ADR..............................     5,626      38,060
    Rostelecom PJSC, Sponsored ADR..............................     8,039      55,312
    RusHydro PJSC, ADR..........................................   131,916     103,810
    Sberbank of Russia PJSC, Sponsored ADR......................    99,013   1,419,244
    Sberbank of Russia PJSC, Sponsored ADR......................    59,507     859,876
    Severstal PJSC, GDR.........................................     6,022      97,572
    Severstal PJSC, GDR.........................................    12,397     200,708

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
RUSSIA -- (Continued)
    Tatneft PJSC, Sponsored ADR.................................     6,360 $   447,854
    Tatneft PJSC, Sponsored ADR.................................     9,834     691,084
    TMK PJSC, GDR...............................................    21,049      77,039
    TMK PJSC, GDR...............................................     5,570      20,398
    VEON, Ltd...................................................   134,644     315,067
    VTB Bank PJSC, GDR..........................................    67,339      75,313
    VTB Bank PJSC, GDR..........................................   262,918     293,417
    X5 Retail Group NV, GDR.....................................     6,435     195,418
    X5 Retail Group NV, GDR.....................................    17,380     527,483
                                                                           -----------
TOTAL RUSSIA....................................................            10,649,081
                                                                           -----------
SINGAPORE -- (0.7%)
    Accordia Golf Trust.........................................   287,200     127,845
    AEM Holdings, Ltd...........................................    39,100      32,834
    Ascendas India Trust........................................   246,600     235,727
    Banyan Tree Holdings, Ltd...................................    83,400      34,969
#   Best World International, Ltd...............................    81,000      96,478
    Boustead Projects, Ltd......................................     3,600       2,487
    Boustead Singapore, Ltd.....................................   164,600      97,441
    BreadTalk Group, Ltd........................................    43,000      26,722
    Bukit Sembawang Estates, Ltd................................    36,100     151,256
    CapitaLand, Ltd.............................................   330,100     857,802
    Centurion Corp., Ltd........................................    89,000      28,489
    China Aviation Oil Singapore Corp., Ltd.....................    99,400     100,370
#   China Sunsine Chemical Holdings, Ltd........................   219,500     187,626
    Chip Eng Seng Corp., Ltd....................................   196,600     114,930
#   CITIC Envirotech, Ltd.......................................   416,000     122,301
#   City Developments, Ltd......................................    59,600     392,298
    Civmec, Ltd.................................................    80,600      21,329
    ComfortDelGro Corp., Ltd....................................   430,300     852,288
*   COSCO Shipping International Singapore Co., Ltd.............   135,400      35,430
    CSE Global, Ltd.............................................   110,200      42,555
    Dairy Farm International Holdings, Ltd......................    26,700     209,157
    DBS Group Holdings, Ltd.....................................    48,675   1,012,218
*   Del Monte Pacific, Ltd......................................   160,100      16,020
    Delfi, Ltd..................................................     5,000       4,971
    Delong Holdings, Ltd........................................     3,000      13,479
    Duty Free International, Ltd................................    42,700       6,099
*   Dyna-Mac Holdings, Ltd......................................    38,000       2,930
#*  Ezion Holdings, Ltd......................................... 1,950,350      61,661
#*  Ezra Holdings, Ltd..........................................   799,030       6,067
    Far East Orchard, Ltd.......................................    40,400      37,750
    First Resources, Ltd........................................   177,600     238,924
#   Food Empire Holdings, Ltd...................................   122,200      48,959
    Frasers Property, Ltd.......................................    96,900     132,604
    Frencken Group, Ltd.........................................   135,900      66,085
    Fu Yu Corp., Ltd............................................   241,400      38,190
*   Gallant Venture, Ltd........................................   211,200      19,832
    Genting Singapore, Ltd......................................   522,800     379,091
    Geo Energy Resources, Ltd...................................   295,000      37,990
    GL, Ltd.....................................................   146,700      85,764
    Golden Agri-Resources, Ltd.................................. 2,290,100     486,925
    Golden Energy & Resources, Ltd..............................    62,400      10,791
    Great Eastern Holdings, Ltd.................................     6,300     120,246
    GuocoLand, Ltd..............................................    96,200     137,976
    Halcyon Agri Corp., Ltd.....................................    27,000      10,322
    Hanwell Holdings, Ltd.......................................    81,500      15,601
    Haw Par Corp., Ltd..........................................    11,600     123,695
    Health Management International, Ltd........................    50,531      19,900

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SINGAPORE -- (Continued)
    Hi-P International, Ltd.....................................    69,200 $   74,455
    Ho Bee Land, Ltd............................................    75,900    142,365
    Hong Fok Corp., Ltd.........................................   138,400     90,207
*   Hong Leong Asia, Ltd........................................   126,800     52,235
    Hongkong Land Holdings, Ltd.................................    95,900    669,564
#   Hutchison Port Holdings Trust............................... 2,014,100    473,130
*   Hyflux, Ltd.................................................   178,500      4,516
    iFAST Corp., Ltd............................................    30,100     24,774
    Indofood Agri Resources, Ltd................................   263,400     54,271
    Japfa, Ltd..................................................   287,000    135,282
    Jardine Cycle & Carriage, Ltd...............................     9,933    259,553
    Keppel Corp., Ltd...........................................   159,800    796,348
#   Keppel Infrastructure Trust.................................   776,451    271,176
*   Keppel Telecommunications & Transportation, Ltd.............    41,500     58,279
    KSH Holdings, Ltd...........................................    61,200     23,873
    Lian Beng Group, Ltd........................................   117,700     45,431
    Memtech International, Ltd..................................    26,900     20,805
    Metro Holdings, Ltd.........................................   220,500    167,070
#*  Midas Holdings, Ltd.........................................   408,200     10,805
*   mm2 Asia, Ltd...............................................   130,000     26,342
    NetLink NBN Trust...........................................    96,700     59,027
    NSL, Ltd....................................................    15,200     13,069
#   Olam International, Ltd.....................................   214,700    312,427
    OUE, Ltd....................................................   133,700    173,083
    Oversea-Chinese Banking Corp., Ltd..........................   409,444  3,647,428
#   Oxley Holdings, Ltd.........................................   477,392    113,822
    Pacific Century Regional Developments, Ltd..................    64,700     17,371
    Pan-United Corp., Ltd.......................................    35,125      8,257
    Perennial Real Estate Holdings, Ltd.........................    31,200     15,255
    Q&M Dental Group Singapore, Ltd.............................    79,500     27,763
    QAF, Ltd....................................................   120,400     74,394
*   Raffles Education Corp., Ltd................................   210,860     14,285
    Raffles Medical Group, Ltd..................................   232,012    184,269
    RHT Health Trust............................................   235,600      3,116
    Riverstone Holdings, Ltd....................................    54,100     40,929
    SATS, Ltd...................................................   112,800    433,833
    Sembcorp Industries, Ltd....................................   695,796  1,360,730
*   Sembcorp Marine, Ltd........................................    78,000     98,055
    Sheng Siong Group, Ltd......................................   173,300    131,270
    SIA Engineering Co., Ltd....................................    25,500     46,908
    SIIC Environment Holdings, Ltd..............................   307,000     70,097
    Sinarmas Land, Ltd..........................................   396,100     75,743
    Sing Holdings, Ltd..........................................    63,900     18,764
    Singapore Airlines, Ltd.....................................   226,300  1,612,462
    Singapore Exchange, Ltd.....................................    66,200    359,444
    Singapore Post, Ltd.........................................   635,500    485,811
#   Singapore Press Holdings, Ltd...............................   289,800    535,607
    Singapore Technologies Engineering, Ltd.....................   132,600    386,397
    Singapore Telecommunications, Ltd...........................   158,800    370,456
    Singapore Telecommunications, Ltd...........................   178,800    413,209
#*  Sino Grandness Food Industry Group, Ltd.....................   284,690     10,273
    Stamford Land Corp., Ltd....................................    26,000      9,359
#   StarHub, Ltd................................................   125,400    143,004
    Sunningdale Tech, Ltd.......................................    80,000     78,900
*   Swiber Holdings, Ltd........................................    29,250        439
    Tai Sin Electric, Ltd.......................................    47,100     11,219
*   Thomson Medical Group, Ltd..................................   267,200     14,749
    Tuan Sing Holdings, Ltd.....................................   241,811     69,334
    UMS Holdings, Ltd...........................................   193,500    104,063

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SINGAPORE -- (Continued)
    United Engineers, Ltd.......................................   176,400 $   328,236
    United Industrial Corp., Ltd................................    38,700      90,136
    United Overseas Bank, Ltd...................................   143,216   2,932,844
    UOB-Kay Hian Holdings, Ltd..................................    36,035      33,677
    UOL Group, Ltd..............................................   123,000     686,494
    Valuetronics Holdings, Ltd..................................   220,780     111,205
    Venture Corp., Ltd..........................................    94,900   1,190,156
    Wilmar International, Ltd...................................   128,700     344,193
    Wing Tai Holdings, Ltd......................................   188,500     284,465
    Yangzijiang Shipbuilding Holdings Ltd.......................    12,600      14,568
*   Yongnam Holdings, Ltd.......................................   119,700      15,729
                                                                           -----------
TOTAL SINGAPORE.................................................            27,881,229
                                                                           -----------
SOUTH AFRICA -- (1.8%)
    Absa Group, Ltd.............................................   243,644   2,806,699
#   Adcock Ingram Holdings, Ltd.................................    30,156     139,126
*   Adcorp Holdings, Ltd........................................     8,176      12,513
    Advtech, Ltd................................................   277,983     263,741
    AECI, Ltd...................................................    71,115     475,321
    African Oxygen, Ltd.........................................    16,143      24,753
    African Rainbow Minerals, Ltd...............................    40,363     480,800
    Afrimat, Ltd................................................    25,483      54,369
    Alexander Forbes Group Holdings, Ltd........................   243,507      92,926
    Allied Electronics Corp., Ltd., Class A.....................    24,466      35,255
    Alviva Holdings, Ltd........................................    68,147      78,371
    Anglo American Platinum, Ltd................................    12,361     625,311
    AngloGold Ashanti, Ltd......................................   166,422   1,980,065
    AngloGold Ashanti, Ltd., Sponsored ADR......................   117,913   1,391,373
*   ArcelorMittal South Africa, Ltd.............................   169,011      36,026
*   Ascendis Health, Ltd........................................    53,024      16,434
#   Aspen Pharmacare Holdings, Ltd..............................    45,565     328,336
    Assore, Ltd.................................................    10,867     282,049
    Astral Foods, Ltd...........................................    27,739     351,920
*   Aveng, Ltd.................................................. 1,224,354       1,715
    AVI, Ltd....................................................   115,961     745,285
    Balwin Properties, Ltd......................................    27,791       5,571
    Barloworld, Ltd.............................................   115,762   1,034,042
    Bid Corp., Ltd..............................................    37,623     795,387
    Bidvest Group, Ltd. (The)...................................   167,549   2,548,437
*   Blue Label Telecoms, Ltd....................................   168,327      57,862
#*  Brait SE....................................................   112,165     180,147
    Capitec Bank Holdings, Ltd..................................     6,397     598,369
    Cashbuild, Ltd..............................................    11,572     212,579
    City Lodge Hotels, Ltd......................................    14,377     120,902
    Clicks Group, Ltd...........................................    47,540     650,639
    Clover Industries, Ltd......................................    74,067     118,419
    Coronation Fund Managers, Ltd...............................    70,488     252,590
    Curro Holdings, Ltd.........................................    36,512      68,075
*   DataTec, Ltd................................................   123,684     283,267
#   Discovery, Ltd..............................................    71,628     721,806
    Distell Group Holdings, Ltd.................................    20,079     192,308
    DRDGOLD, Ltd................................................    67,874      13,333
*   EOH Holdings, Ltd...........................................    47,563      67,975
    Exxaro Resources, Ltd.......................................    74,398     851,352
#*  Famous Brands, Ltd..........................................    20,131     118,343
    FirstRand, Ltd..............................................   498,957   2,374,554
    Foschini Group, Ltd. (The)..................................   109,589   1,419,944
    Gold Fields, Ltd............................................    67,760     255,368
    Gold Fields, Ltd., Sponsored ADR............................   465,777   1,746,664

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SOUTH AFRICA -- (Continued)
*   Grindrod Shipping Holdings, Ltd.............................     4,404 $   22,724
    Grindrod, Ltd...............................................   176,161     94,435
*   Harmony Gold Mining Co., Ltd................................    97,627    167,264
*   Harmony Gold Mining Co., Ltd., Sponsored ADR................    41,621     72,421
    Hudaco Industries, Ltd......................................    21,126    197,197
    Hulamin, Ltd................................................    28,559      8,683
*   Impala Platinum Holdings, Ltd...............................   227,467    914,803
    Imperial Logistics, Ltd.....................................   107,775    471,460
    Investec, Ltd...............................................    39,260    251,222
    Invicta Holdings, Ltd.......................................     8,561     16,091
    Italtile, Ltd...............................................    83,239     84,341
#   JSE, Ltd....................................................    42,185    409,303
    KAP Industrial Holdings, Ltd................................   730,619    376,395
    Kumba Iron Ore, Ltd.........................................    22,799    685,655
    Lewis Group, Ltd............................................    34,490     75,625
    Liberty Holdings, Ltd.......................................    89,696    649,343
#   Life Healthcare Group Holdings, Ltd.........................   663,979  1,211,085
    Long4Life, Ltd..............................................   128,699     44,793
    Massmart Holdings, Ltd......................................    60,522    399,173
    Merafe Resources, Ltd.......................................   560,795     53,588
    Metair Investments, Ltd.....................................    77,635    127,866
    MiX Telematics, Ltd.........................................     4,997      3,622
    MiX Telematics, Ltd., Sponsored ADR.........................     5,899    106,123
    MMI Holdings, Ltd...........................................   608,216    760,523
    Mondi, Ltd..................................................    31,168    688,732
    Motus Holdings Ltd..........................................     2,586     16,081
    Mpact, Ltd..................................................    66,696    110,640
#   Mr. Price Group, Ltd........................................    49,665    752,680
    MTN Group, Ltd..............................................   503,636  3,648,907
*   Multichoice Group, Ltd......................................     5,257     47,205
    Murray & Roberts Holdings, Ltd..............................   143,603    153,062
*   Nampak, Ltd.................................................   253,347    185,831
    Naspers, Ltd., Class N......................................     5,564  1,431,341
    Nedbank Group, Ltd..........................................    91,000  1,697,487
    NEPI Rockcastle P.L.C.......................................    53,030    442,726
    Netcare, Ltd................................................   532,616    896,528
*   Northam Platinum, Ltd.......................................   103,329    430,748
    Novus Holdings, Ltd.........................................     1,771        491
    Oceana Group, Ltd...........................................    34,784    169,942
    Old Mutual, Ltd............................................. 1,196,611  1,923,143
#   Omnia Holdings, Ltd.........................................    23,064     93,672
    Peregrine Holdings, Ltd.....................................   153,958    208,519
    Pick n Pay Stores, Ltd......................................   160,555    779,514
    Pioneer Foods Group, Ltd....................................    44,981    270,901
*   PPC, Ltd....................................................   531,548    185,241
    PSG Group, Ltd..............................................    21,670    401,895
    PSG Konsult, Ltd............................................    92,305     68,394
    Raubex Group, Ltd...........................................    88,136    134,061
    Reunert, Ltd................................................   123,760    671,094
    Rhodes Food Group Pty, Ltd..................................    59,205     74,583
*   Royal Bafokeng Platinum, Ltd................................    23,110     54,736
    Sanlam, Ltd.................................................   405,269  2,170,046
    Santam, Ltd.................................................    18,728    439,355
    Sappi, Ltd..................................................   290,153  1,385,499
    Sasol, Ltd..................................................    51,161  1,697,339
    Sasol, Ltd., Sponsored ADR..................................    42,458  1,401,114
    Shoprite Holdings, Ltd......................................    61,111    737,670
*   Sibanye Gold, Ltd...........................................   968,407    911,734
*   Sibanye Gold, Ltd., Sponsored ADR...........................    17,699     66,727

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH AFRICA -- (Continued)
    SPAR Group, Ltd. (The)......................................  94,259 $ 1,279,799
    Spur Corp., Ltd.............................................  22,560      36,306
*   Stadio Holdings, Ltd........................................  36,904       9,156
    Standard Bank Group, Ltd.................................... 276,667   3,863,890
*   Steinhoff International Holdings NV......................... 237,520      34,160
*   Sun International, Ltd......................................  73,048     279,858
*   Super Group, Ltd............................................ 234,624     604,411
#   Telkom SA SOC, Ltd.......................................... 190,557   1,134,148
    Tiger Brands, Ltd...........................................  43,158     750,700
    Tongaat Hulett, Ltd.........................................  46,777      69,947
    Transaction Capital, Ltd.................................... 171,469     229,227
    Trencor, Ltd................................................  86,382     152,997
    Truworths International, Ltd................................ 270,008   1,431,640
    Tsogo Sun Holdings, Ltd..................................... 334,187     503,028
    Vodacom Group, Ltd..........................................  99,231     800,790
    Wilson Bayly Holmes-Ovcon, Ltd..............................  31,138     245,626
    Woolworths Holdings, Ltd.................................... 378,783   1,264,664
                                                                         -----------
TOTAL SOUTH AFRICA..............................................          69,152,041
                                                                         -----------
SOUTH KOREA -- (3.7%)
    ABco Electronics Co., Ltd...................................   2,040       9,378
*   Able C&C Co., Ltd...........................................   2,668      30,074
    ABOV Semiconductor Co., Ltd.................................   2,891      21,466
*   Actoz Soft Co., Ltd.........................................     235       2,648
    Aekyung Petrochemical Co., Ltd..............................   9,172      71,825
    AfreecaTV Co., Ltd..........................................   2,255     123,461
*   Agabang&Company.............................................   6,392      20,199
    Ahn-Gook Pharmaceutical Co., Ltd............................   1,612      18,241
    Ahnlab, Inc.................................................     779      41,219
    AJ Networks Co., Ltd........................................   6,852      35,918
*   AJ Rent A Car Co., Ltd......................................   7,666      73,617
    AK Holdings, Inc............................................   3,311     146,473
    ALUKO Co., Ltd..............................................  14,094      32,561
    Amorepacific Corp...........................................   1,012     180,210
    AMOREPACIFIC Group..........................................   1,918     123,578
*   Amotech Co., Ltd............................................   4,455      90,534
*   Aprogen pharmaceuticals, Inc................................   9,149      20,662
*   APS Holdings Corp...........................................   6,436      24,017
    Asia Cement Co., Ltd........................................     484      42,060
    ASIA Holdings Co., Ltd......................................     348      38,307
    Asia Paper Manufacturing Co., Ltd...........................   1,806      65,961
*   Asiana Airlines, Inc........................................  62,553     354,522
    Atinum Investment Co., Ltd..................................  20,272      43,030
    AUK Corp....................................................  11,347      26,824
    Aurora World Corp...........................................   2,350      22,260
    Austem Co., Ltd.............................................  10,996      31,783
    Autech Corp.................................................   5,659      55,740
    Avaco Co., Ltd..............................................   3,317      19,737
    Baiksan Co., Ltd............................................   5,715      44,460
    BGF Co., Ltd................................................  18,624     131,410
    BGF retail Co., Ltd.........................................     454      85,029
*   BH Co., Ltd.................................................   7,554     127,669
*   Binex Co., Ltd..............................................   2,004      20,376
    Binggrae Co., Ltd...........................................   1,425      89,975
*   BioSmart Co., Ltd...........................................   1,822       6,976
#*  Biovill Co., Ltd............................................   5,674       7,942
    Bixolon Co., Ltd............................................   3,329      17,710
*   Bluecom Co., Ltd............................................   5,249      18,829
    BNK Financial Group, Inc....................................  71,172     427,107

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   Bohae Brewery Co., Ltd...................................... 18,323 $   21,610
    BoKwang Industry Co., Ltd...................................  3,778     14,996
    Boryung Pharmaceutical Co., Ltd.............................  3,965     44,383
*   Brain Contents Co., Ltd..................................... 25,935     26,681
*   Bubang Co., Ltd.............................................  8,619     21,531
    Bukwang Pharmaceutical Co., Ltd.............................    702     11,047
    BYC Co., Ltd................................................     49     10,813
    Byucksan Corp............................................... 17,581     42,039
#*  CammSys Corp................................................ 24,904     43,298
    Capro Corp..................................................  7,986     31,455
    Caregen Co., Ltd............................................    131      8,579
    Cell Biotech Co., Ltd.......................................  1,192     30,850
*   Celltrion Pharm, Inc........................................    399     20,332
*   Celltrion, Inc..............................................  2,790    507,443
*   Charm Engineering Co., Ltd.................................. 16,975     23,217
    Cheil Worldwide, Inc........................................  9,232    201,413
*   ChinHung International, Inc.................................  7,063     11,547
    Chinyang Holdings Corp......................................  4,663     10,173
    Chong Kun Dang Pharmaceutical Corp..........................  1,859    162,394
    Chongkundang Holdings Corp..................................  1,241     81,085
    Chosun Refractories Co., Ltd................................    254     18,730
    Chungdahm Learning, Inc.....................................  1,652     30,321
    CJ CGV Co., Ltd.............................................  3,869    142,450
    CJ CheilJedang Corp.........................................  3,908  1,054,287
    CJ Corp.....................................................  7,031    719,115
    CJ ENM Co., Ltd.............................................  1,292    242,442
    CJ Freshway Corp............................................  1,329     34,606
    CJ Hello Co., Ltd........................................... 18,251    135,219
*   CJ Logistics Corp...........................................  2,020    272,755
*   CJ Seafood Corp.............................................  3,844      9,651
    CKD Bio Corp................................................  1,562     32,919
    Clean & Science Co., Ltd....................................  1,246     25,657
*   CMG Pharmaceutical Co., Ltd.................................  4,629     19,716
    Com2uSCorp..................................................  1,979    169,209
    Commax Co., Ltd.............................................  3,367     12,747
    Cosmax BTI, Inc.............................................  2,588     51,035
    COSMAX NBT Inc..............................................  1,938     22,087
    Cosmax, Inc.................................................  1,285    152,663
*   Cosmochemical Co., Ltd......................................  2,350     27,448
*   COSON Co., Ltd..............................................  1,028      8,269
    COWELL FASHION Co., Ltd.....................................  6,792     43,594
    Crown Confectionery Co., Ltd................................  3,551     30,534
    CROWNHAITAI Holdings Co., Ltd...............................  3,919     40,035
*   CrucialTec Co., Ltd.........................................  7,712      7,918
*   CTGen Co., Ltd..............................................  7,725     18,174
    Cuckoo Holdings Co., Ltd....................................    292     36,347
*   Curo Co., Ltd...............................................  7,060      5,465
    Cymechs, Inc................................................  4,234     40,966
    D.I Corp....................................................  8,697     34,778
    Dae Dong Industrial Co., Ltd................................  2,419     12,225
    Dae Han Flour Mills Co., Ltd................................    448     79,305
    Dae Hwa Pharmaceutical Co., Ltd.............................  2,020     34,070
    Dae Hyun Co., Ltd...........................................  8,440     19,179
*   Dae Won Chemical Co., Ltd...................................  8,405     12,665
    Dae Won Kang Up Co., Ltd.................................... 11,678     51,179
    Daea TI Co., Ltd............................................  2,937     15,265
    Daebongls Co., Ltd..........................................  2,132     16,065
    Daechang Co., Ltd........................................... 36,639     34,714
    Daeduck Electronics Co...................................... 23,526    213,572

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   Daehan New Pharm Co., Ltd...................................  1,458 $   14,067
    Daehan Steel Co., Ltd.......................................  6,129     34,177
    Dae-Il Corp.................................................  6,224     33,661
    Daekyo Co., Ltd.............................................  4,518     23,882
    Daelim B&Co Co., Ltd........................................  2,743     11,978
*   Daelim C&S Co., Ltd.........................................  1,304     12,293
    Daelim Industrial Co., Ltd..................................  8,129    674,501
    Daeryuk Can Co., Ltd........................................  7,106     35,595
    Daesang Corp................................................  6,833    155,422
    Daesang Holdings Co., Ltd...................................  8,332     58,421
*   Daesung Industrial Co., Ltd.................................  7,052     32,973
    Daewon Media Co., Ltd.......................................  1,500     11,733
    Daewon Pharmaceutical Co., Ltd..............................  3,332     50,385
    Daewon San Up Co., Ltd......................................  5,358     31,190
*   Daewoo Engineering & Construction Co., Ltd.................. 31,913    137,920
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd...........  9,350    233,040
    Daewoong Co., Ltd...........................................  5,154     95,624
    Daewoong Pharmaceutical Co., Ltd............................    133     23,163
    Daihan Pharmaceutical Co., Ltd..............................  1,718     59,820
    Daishin Securities Co., Ltd................................. 13,218    144,453
*   Danal Co., Ltd.............................................. 11,819     34,026
    Danawa Co., Ltd.............................................  1,195     23,672
    Daou Data Corp.............................................. 10,823     89,515
    Daou Technology, Inc........................................ 18,282    347,038
*   Dasan Networks, Inc.........................................  3,438     21,723
*   Dayou Automotive Seat Technology Co., Ltd................... 24,500     24,935
*   Dayou Plus Co., Ltd......................................... 39,586     32,542
    DB Financial Investment Co., Ltd............................ 14,228     62,334
    DB HiTek Co., Ltd........................................... 23,617    323,652
    DB Insurance Co., Ltd....................................... 29,239  1,712,965
*   DB, Inc..................................................... 52,034     38,821
    Dentium Co., Ltd............................................  1,418     86,776
*   Deutsch Motors, Inc.........................................  3,114     20,906
    Development Advance Solution Co., Ltd.......................  4,645     28,652
    DGB Financial Group, Inc.................................... 44,680    322,085
#   DHP Korea Co., Ltd..........................................  2,807     24,063
    Digital Chosun Co., Ltd.....................................  7,564     12,985
    Digital Power Communications Co., Ltd.......................  4,467     23,320
*   DIO Corp....................................................  2,218     74,964
    DMS Co., Ltd................................................  3,334     16,180
    DNF Co., Ltd................................................  4,955     36,147
#   Dong A Eltek Co., Ltd.......................................  3,336     25,538
    Dong Ah Tire & Rubber Co., Ltd..............................  1,575     17,669
    Dong-A Socio Holdings Co., Ltd..............................    581     53,769
    Dong-A ST Co., Ltd..........................................    293     25,607
    Dong-Ah Geological Engineering Co., Ltd.....................  4,456     69,599
    Dongbu Corp.................................................  2,681     18,952
    Dong-Il Corp................................................    527     45,070
    Dongil Industries Co., Ltd..................................    385     20,331
    Dongjin Semichem Co., Ltd................................... 16,117    155,709
    DongKook Pharmaceutical Co., Ltd............................    621     30,656
    Dongkuk Industries Co., Ltd.................................  5,625     13,689
*   Dongkuk Steel Mill Co., Ltd................................. 23,831    154,320
    Dongkuk Structures & Construction Co., Ltd..................  4,495     10,711
    Dongsuh Cos., Inc...........................................  2,762     46,278
    Dongsung Chemical Co., Ltd..................................    737      9,629
    DONGSUNG Corp...............................................  8,491     40,985
    Dongwha Enterprise Co., Ltd.................................  3,262     50,990
    Dongwha Pharm Co., Ltd......................................  5,495     46,058

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    Dongwon Development Co., Ltd................................ 19,456 $   79,195
    Dongwon F&B Co., Ltd........................................    381     80,681
    Dongwon Industries Co., Ltd.................................    849    194,237
    Dongwon Systems Corp........................................  1,060     32,280
    Dongyang E&P, Inc...........................................  1,070      9,209
*   Dongyang Steel Pipe Co., Ltd................................ 20,607     23,118
    Doosan Bobcat, Inc..........................................  3,574     98,002
    Doosan Corp.................................................  3,367    296,016
#*  Doosan Heavy Industries & Construction Co., Ltd............. 50,711    303,930
#*  Doosan Infracore Co., Ltd................................... 76,700    477,889
    DoubleUGames Co., Ltd.......................................  1,064     68,771
    Douzone Bizon Co., Ltd......................................  6,186    303,068
    DRB Holding Co., Ltd........................................  2,589     14,295
*   Dreamus Co..................................................  3,631     26,314
    DTR Automotive Corp.........................................  1,664     49,736
*   Duk San Neolux Co., Ltd.....................................    948     13,985
    DY Corp.....................................................  6,599     32,893
    DY POWER Corp...............................................  4,041     54,605
    e Tec E&C, Ltd..............................................    900     85,335
#   E1 Corp.....................................................  1,504     82,799
    Eagon Holdings Co., Ltd.....................................  7,561     20,185
#   Easy Bio, Inc............................................... 26,631    184,440
*   Ecopro Co., Ltd.............................................  4,839    112,892
*   Ehwa Technologies Information Co., Ltd...................... 63,076     12,942
    e-LITECOM Co., Ltd..........................................  2,144     12,682
    E-MART, Inc.................................................  5,830    859,820
    EM-Tech Co., Ltd............................................  4,598     66,300
*   Enerzent Co., Ltd...........................................  6,893      9,955
    ENF Technology Co., Ltd.....................................  4,799     78,131
    Eo Technics Co., Ltd........................................    867     52,740
*   eSang Networks Co., Ltd.....................................  2,144     16,355
    Eugene Corp................................................. 17,321     91,530
    Eugene Investment & Securities Co., Ltd..................... 23,816     55,923
    Eugene Technology Co., Ltd..................................  4,629     55,279
*   Eusu Holdings Co., Ltd......................................  7,790     59,019
    EVERDIGM Corp...............................................  1,142      5,873
#   F&F Co., Ltd................................................  1,924    134,232
    Farmsco.....................................................  3,987     29,673
*   FarmStory Co., Ltd.......................................... 29,121     37,820
*   Feelingk Co., Ltd........................................... 21,178     35,359
    Fila Korea, Ltd............................................. 13,368    945,406
    Fine DNC Co., Ltd...........................................  1,051      2,001
    Fine Semitech Corp..........................................  5,935     40,168
*   Fine Technix Co., Ltd.......................................  5,200      7,871
*   FN Republic Co., Ltd........................................ 14,252     21,717
#*  Foosung Co., Ltd............................................ 15,450    106,254
*   Gamevil, Inc................................................    309     12,580
    Gaon Cable Co., Ltd.........................................  1,018     16,131
    GMB Korea Corp..............................................  3,121     20,795
*   GNCO Co., Ltd............................................... 12,219     17,256
    GOLFZON Co., Ltd............................................  1,071     40,089
    Golfzon Newdin Holdings Co., Ltd............................  8,068     25,657
    Grand Korea Leisure Co., Ltd................................  9,784    194,933
    Green Cross Cell Corp.......................................    495     19,993
    Green Cross Corp............................................    417     51,489
    Green Cross Holdings Corp...................................  4,003     83,558
    GS Engineering & Construction Corp.......................... 16,192    563,372
    GS Global Corp.............................................. 25,862     58,910
    GS Holdings Corp............................................ 35,563  1,584,859

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    GS Home Shopping, Inc.......................................     932 $  136,726
    GS Retail Co., Ltd..........................................   6,254    209,873
*   G-SMATT GLOBAL Co., Ltd.....................................   7,836      9,001
    Gwangju Shinsegae Co., Ltd..................................     114     19,300
*   GY Commerce Co., Ltd........................................   4,452      3,216
    HAESUNG DS Co., Ltd.........................................   3,675     49,145
    Haesung Industrial Co., Ltd.................................   1,021      9,881
    Haitai Confectionery & Foods Co., Ltd.......................   1,576     13,777
*   Halla Corp..................................................  15,710     54,697
    Halla Holdings Corp.........................................   3,614    137,056
    Han Kuk Carbon Co., Ltd.....................................   7,153     51,896
    Hana Financial Group, Inc...................................  62,561  1,973,220
    Hana Micron, Inc............................................   9,900     45,070
    Hana Tour Service, Inc......................................   2,911    160,426
*   Hanall Biopharma Co., Ltd...................................     764     21,403
    Hancom MDS, Inc.............................................   1,135     15,114
    Hancom, Inc.................................................   4,132     46,749
    Handok, Inc.................................................     729     19,439
    Handsome Co., Ltd...........................................   4,421    162,169
    Hanil Cement Co., Ltd.......................................     555     69,842
    Hanil Holdings Co., Ltd.....................................     455     22,198
    Hanil Hyundai Cement Co., Ltd...............................     369     12,190
*   Hanil Vacuum Co., Ltd.......................................  10,832     13,033
#*  Hanjin Heavy Industries & Construction Co., Ltd.............  31,347     44,143
#   Hanjin Kal Corp.............................................  15,101    478,698
    Hanjin Transportation Co., Ltd..............................   2,738     99,071
    Hankook Shell Oil Co., Ltd..................................     201     55,459
    Hankook Tire Co., Ltd.......................................  25,389    863,884
    Hankuk Paper Manufacturing Co., Ltd.........................   1,641     26,366
    Hanmi Pharm Co., Ltd........................................     103     38,382
    Hanmi Semiconductor Co., Ltd................................   7,775     61,638
    Hanon Systems...............................................  21,775    234,143
    Hans Biomed Corp............................................     730     17,483
    Hansae Co., Ltd.............................................   1,193     29,595
    Hansae MK Co., Ltd..........................................   1,704     10,313
    Hansae Yes24 Holdings Co., Ltd..............................   6,834     56,506
    Hanshin Construction........................................   4,822     75,338
    Hanshin Machinery Co........................................   7,006     13,989
    Hansol Chemical Co., Ltd....................................   2,668    195,553
*   Hansol Holdings Co., Ltd....................................  16,732     66,873
    Hansol HomeDeco Co., Ltd....................................  31,649     39,808
    Hansol Paper Co., Ltd.......................................  11,693    149,679
*   Hansol Technics Co., Ltd....................................   7,801     41,854
    Hanssem Co., Ltd............................................   1,574    138,925
*   Hanwha Aerospace Co., Ltd...................................   9,918    262,534
    Hanwha Chemical Corp........................................  34,878    616,384
    Hanwha Corp.................................................  30,074    763,045
    Hanwha Galleria Timeworld Co., Ltd..........................     549     14,338
    Hanwha General Insurance Co., Ltd...........................  35,527    152,953
*   Hanwha Investment & Securities Co., Ltd.....................  46,784     94,603
    Hanwha Life Insurance Co., Ltd.............................. 214,716    734,067
#   Hanyang Eng Co., Ltd........................................   8,226    110,383
    Hanyang Securities Co., Ltd.................................   2,204     13,487
#*  Harim Co., Ltd..............................................  19,679     59,094
    Harim Holdings Co., Ltd.....................................  12,511    143,866
    HB Technology Co., Ltd......................................  14,392     40,493
    HDC Holdings Co., Ltd.......................................  32,753    482,969
    HDC Hyundai Engineering Plastics Co., Ltd...................   7,950     37,953
*   Heung-A Shipping Co., Ltd...................................  63,239     19,017

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   Heungkuk Fire & Marine Insurance Co., Ltd................... 26,515 $  111,471
    Hite Jinro Co., Ltd.........................................  8,738    151,935
    Hitejinro Holdings Co., Ltd.................................  2,966     23,331
    HJ Magnolia Yongpyong Hotel & Resort Corp................... 11,122     68,000
*   HLB, Inc....................................................    890     64,021
*   Home Center Holdings Co., Ltd............................... 14,958     18,060
*   Homecast Co., Ltd...........................................  5,319     26,261
    Hotel Shilla Co., Ltd.......................................  4,630    456,815
    HS Industries Co., Ltd...................................... 26,890    245,256
    HS R&A Co., Ltd............................................. 12,730     24,279
*   HSD Engine Co., Ltd.........................................  7,191     24,509
    Huchems Fine Chemical Corp.................................. 11,078    207,656
*   Hugel, Inc..................................................    317    112,684
*   Humax Co., Ltd..............................................  6,166     36,423
    Humedix Co., Ltd............................................    249      5,772
*   Huneed Technologies.........................................  3,729     29,801
    Huons Co., Ltd..............................................  1,280     70,562
    Huons Global Co., Ltd.......................................  2,084     73,352
    Husteel Co., Ltd............................................  1,809     18,800
    Huvis Corp..................................................  3,861     26,816
    Huvitz Co., Ltd.............................................  2,773     24,108
    Hwa Shin Co., Ltd........................................... 11,960     36,095
    Hwacheon Machine Tool Co., Ltd..............................    773     28,364
    Hwail Pharm Co., Ltd........................................  2,785     17,531
*   Hwajin Co., Ltd.............................................  4,139      4,066
    Hwangkum Steel & Technology Co., Ltd........................  3,708     28,080
    HwaSung Industrial Co., Ltd.................................  3,868     49,539
    Hy-Lok Corp.................................................  3,442     58,093
*   Hyosung Advanced Materials Corp.............................  1,225    135,916
    Hyosung Chemical Corp.......................................    872    103,370
    Hyosung Corp................................................  6,087    391,382
    Hyosung TNC Co., Ltd........................................  1,183    168,316
    Hyundai BNG Steel Co., Ltd..................................  2,999     26,356
#   Hyundai Construction Equipment Co., Ltd.....................  5,034    211,478
    Hyundai Corp Holdings, Inc..................................    954     11,646
    Hyundai Corp................................................  1,832     36,713
    Hyundai Department Store Co., Ltd...........................  3,557    309,309
*   Hyundai Electric & Energy System Co., Ltd...................  3,504     70,950
    Hyundai Elevator Co., Ltd...................................  2,540    187,047
    Hyundai Engineering & Construction Co., Ltd................. 17,594    791,613
    Hyundai Glovis Co., Ltd.....................................  3,813    521,616
    Hyundai Greenfood Co., Ltd.................................. 16,348    195,334
*   Hyundai Heavy Industries Co., Ltd...........................  5,593    597,219
    Hyundai Heavy Industries Holdings Co., Ltd..................  2,230    653,205
    Hyundai Home Shopping Network Corp..........................  2,511    215,109
    Hyundai Hy Communications & Networks Co., Ltd............... 16,126     58,425
    Hyundai Livart Furniture Co., Ltd...........................  3,328     59,650
    Hyundai Marine & Fire Insurance Co., Ltd.................... 34,740  1,137,044
*   Hyundai Merchant Marine Co., Ltd............................ 32,475    111,915
    Hyundai Mipo Dockyard Co., Ltd..............................  5,934    286,216
    Hyundai Mobis Co., Ltd......................................  6,169  1,230,562
    Hyundai Motor Co............................................ 13,088  1,553,552
    Hyundai Motor Securities Co., Ltd...........................  8,272     72,166
    Hyundai Pharmaceutical Co., Ltd.............................  5,002     21,200
#*  Hyundai Rotem Co., Ltd......................................  2,679     49,713
    Hyundai Steel Co............................................ 15,797    627,365
    Hyundai Telecommunication Co., Ltd..........................  3,896     34,096
    Hyundai Wia Corp............................................  6,936    296,762
    HyVision System, Inc........................................  4,057     38,942

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    ICD Co., Ltd................................................  7,811 $   67,901
    IDIS Holdings Co., Ltd......................................  1,569     20,873
    IHQ, Inc.................................................... 30,632     60,330
    Il Dong Pharmaceutical Co., Ltd.............................  1,499     28,676
    IlDong Holdings Co., Ltd....................................  1,955     21,625
    Iljin Display Co., Ltd...................................... 11,828     54,147
*   Iljin Electric Co., Ltd.....................................  4,435     13,442
    Iljin Holdings Co., Ltd.....................................  7,981     27,067
*   Iljin Materials Co., Ltd....................................  1,238     39,710
    Ilshin Spinning Co., Ltd....................................    467     41,400
*   Ilyang Pharmaceutical Co., Ltd..............................    980     23,555
*   IM Co., Ltd.................................................  8,684     10,337
    iMarketKorea, Inc...........................................  6,839     57,028
    InBody Co., Ltd.............................................  2,830     53,696
    Industrial Bank of Korea.................................... 52,598    637,812
    INITECH Co., Ltd............................................  3,505     18,228
    Innocean Worldwide, Inc.....................................  1,034     63,042
*   Innox Advanced Materials Co., Ltd...........................  1,394     63,034
*   Inscobee, Inc...............................................  4,964     18,006
*   Insun ENT Co., Ltd..........................................  7,613     63,760
*   Interflex Co., Ltd..........................................  4,629     57,192
    Interojo Co., Ltd...........................................  2,190     49,905
    Interpark Corp..............................................  1,523      7,373
    Interpark Holdings Corp..................................... 18,307     38,928
    INTOPS Co., Ltd.............................................  5,178     72,489
    Inzi Controls Co., Ltd......................................  3,569     21,935
*   Iones Co., Ltd..............................................  1,757     11,507
    IS Dongseo Co., Ltd......................................... 10,012    311,704
    ISC Co., Ltd................................................  3,063     30,269
    i-SENS, Inc.................................................    555     11,654
    ISU Chemical Co., Ltd.......................................  4,395     38,053
    IsuPetasys Co., Ltd.........................................  6,955     33,009
    It's Hanbul Co., Ltd........................................    391     10,151
    Jahwa Electronics Co., Ltd..................................  3,674     41,020
    JASTECH, Ltd................................................  4,110     39,477
*   Jayjun Cosmetic Co., Ltd....................................  5,119     36,703
    JB Financial Group Co., Ltd................................. 68,101    331,843
    JC Hyun System, Inc.........................................  9,054     44,730
*   Jcontentree Corp............................................ 11,843     57,271
    Jeju Air Co., Ltd...........................................  2,681     93,862
*   Jeju Semiconductor Corp.....................................  6,082     22,415
    Jinro Distillers Co., Ltd...................................    564     14,446
    Jinsung T.E.C...............................................  6,512     49,974
    Jusung Engineering Co., Ltd.................................  9,061     63,645
    JVM Co., Ltd................................................    366     11,792
    JW Life Science Corp........................................  1,546     32,142
    JYP Entertainment Corp...................................... 10,173    260,046
    Kakao Corp..................................................  1,339    137,867
*   Kanglim Co., Ltd............................................  6,120     14,317
    Kangnam Jevisco Co., Ltd....................................    961     22,327
    Kangwon Land, Inc...........................................  5,689    165,725
    KAON Media Co., Ltd.........................................  3,801     33,176
    KB Financial Group, Inc..................................... 42,311  1,670,665
*   KB Metal Co., Ltd...........................................  8,659     14,763
    KC Co., Ltd.................................................  4,865     67,767
    KC Green Holdings Co., Ltd..................................  5,906     29,698
    KC Tech Co., Ltd............................................  2,444     41,615
    KCC Corp....................................................  1,516    460,734
    KCC Engineering & Construction Co., Ltd.....................  3,099     19,547

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   KEC Corp.................................................... 33,389 $   36,554
    KEPCO Engineering & Construction Co., Inc...................  1,021     19,937
    KEPCO Plant Service & Engineering Co., Ltd..................  2,168     68,051
    Keyang Electric Machinery Co., Ltd..........................  8,517     28,325
#*  KEYEAST Co., Ltd............................................ 17,672     55,855
    KG Chemical Corp............................................  4,841     59,733
    KG Eco Technology Service Co., Ltd..........................  9,233     31,522
    Kginicis Co., Ltd...........................................  4,395     53,869
    KGMobilians Co., Ltd........................................  4,597     28,412
*   KH Vatec Co., Ltd...........................................  3,459     24,741
    Kia Motors Corp............................................. 38,297  1,484,541
    KISCO Corp..................................................  9,547     49,055
    KISCO Holdings Co., Ltd.....................................  3,626     42,153
    KISWIRE, Ltd................................................  2,601     57,132
*   Kiwi Media Group Co., Ltd................................... 35,862      9,190
    KIWOOM Securities Co., Ltd..................................  3,341    235,691
*   KleanNara Co., Ltd..........................................  5,677     13,672
    Kocom Co., Ltd..............................................  2,542     17,548
*   Kodaco Co., Ltd............................................. 11,316     21,263
    Koentec Co., Ltd............................................  5,183     50,438
    Koh Young Technology, Inc...................................  3,071    254,232
    Kolmar BNH Co., Ltd.........................................  3,110     77,087
    Kolmar Korea Holdings Co., Ltd..............................  1,565     48,663
    Kolon Corp..................................................  2,068     48,351
    Kolon Global Corp...........................................  2,247     23,577
    Kolon Industries, Inc.......................................  5,568    220,763
*   Kolon Life Science, Inc.....................................    546     19,652
    Kolon Plastic, Inc..........................................  1,808      9,211
    KoMiCo, Ltd.................................................    747     17,536
*   KONA I Co., Ltd.............................................  2,439     25,403
    Kook Soon Dang Brewery Co., Ltd.............................  6,281     23,881
    Korea Aerospace Industries, Ltd.............................  8,473    253,822
    Korea Alcohol Industrial Co., Ltd...........................  5,942     45,234
    Korea Asset In Trust Co., Ltd............................... 29,541    107,316
    Korea Autoglass Corp........................................  4,404     75,455
    Korea Cast Iron Pipe Industries Co., Ltd....................  1,166     10,186
*   Korea Circuit Co., Ltd......................................  4,852     25,196
*   Korea District Heating Corp.................................    936     46,125
*   Korea Electric Power Corp., Sponsored ADR...................  4,000     48,680
*   Korea Electric Power Corp...................................  6,586    159,437
    Korea Electric Terminal Co., Ltd............................  1,644     81,779
    Korea Export Packaging Industrial Co., Ltd..................    855     16,730
    Korea Gas Corp..............................................  4,452    175,820
*   Korea Information & Communications Co., Ltd.................  2,407     18,761
    Korea Investment Holdings Co., Ltd.......................... 13,070    767,280
    Korea Kolmar Co., Ltd.......................................    624     39,616
*   Korea Line Corp.............................................  5,318    109,128
*   Korea Materials & Analysis Corp.............................  1,303     15,423
    Korea Petrochemical Ind Co., Ltd............................  1,853    238,544
    Korea Real Estate Investment & Trust Co., Ltd............... 81,975    182,721
    Korea United Pharm, Inc.....................................  3,661     82,479
    Korea Zinc Co., Ltd.........................................  1,158    449,155
    Korean Air Lines Co., Ltd................................... 38,491  1,093,160
    Korean Reinsurance Co....................................... 41,265    322,194
    Kortek Corp.................................................  3,151     41,280
    KPX Chemical Co., Ltd.......................................    779     37,718
    KSS LINE, Ltd...............................................  6,720     41,678
    KT Corp., Sponsored ADR.....................................  2,500     30,075
    KT Corp.....................................................  2,588     60,573

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
*   KT Hitel Co., Ltd...........................................   4,017 $   16,633
    KT Skylife Co., Ltd.........................................  13,595    137,353
    KT Submarine Co., Ltd.......................................   4,890     15,606
    KT&G Corp...................................................   6,046    528,857
*   KTB Investment & Securities Co., Ltd........................  22,459     60,994
    KTCS Corp...................................................   8,939     18,375
    Ktis Corp...................................................   7,637     16,869
    Kukbo Design Co., Ltd.......................................   1,117     15,531
    Kukdo Chemical Co., Ltd.....................................   1,153     45,631
#   Kukje Pharma Co., Ltd.......................................   4,213     18,548
    Kumho Industrial Co., Ltd...................................   5,409     66,479
    Kumho Petrochemical Co., Ltd................................   5,132    404,079
*   Kumho Tire Co., Inc.........................................  25,262     97,798
    Kumkang Kind Co., Ltd.......................................   1,330     27,724
    Kwang Dong Pharmaceutical Co., Ltd..........................  11,146     70,277
*   Kwang Myung Electric Co., Ltd...............................   8,801     18,640
    Kyeryong Construction Industrial Co., Ltd...................   3,546     76,545
    Kyobo Securities Co., Ltd...................................   7,517     66,924
    Kyongbo Pharmaceutical Co., Ltd.............................   2,380     20,897
#   Kyung Dong Navien Co., Ltd..................................   1,287     57,170
*   Kyung Nam Pharm Co., Ltd....................................   3,666     10,121
    Kyungbang Co., Ltd..........................................   5,808     55,641
    KyungDong City Gas Co., Ltd.................................     568     18,199
    KyungDong Invest Co., Ltd...................................     230      8,202
    Kyungdong Pharm Co., Ltd....................................   5,384     50,509
    Kyung-In Synthetic Corp.....................................   9,948     55,315
    L&F Co., Ltd................................................   2,765     71,178
#*  LB Semicon, Inc.............................................  13,039     91,574
    LEADCORP, Inc. (The)........................................   9,326     48,947
*   Lee Ku Industrial Co., Ltd..................................  13,760     25,589
    LEENO Industrial, Inc.......................................   2,474    121,158
*   Leenos Corp.................................................   5,141      7,841
    LF Corp.....................................................   7,744    165,376
    LG Chem, Ltd................................................   5,882  1,824,617
    LG Corp.....................................................  14,690    918,612
*   LG Display Co., Ltd., ADR...................................   7,000     58,450
*   LG Display Co., Ltd.........................................  91,486  1,555,698
    LG Electronics, Inc.........................................  41,896  2,722,069
    LG Hausys, Ltd..............................................   2,888    150,367
    LG Household & Health Care, Ltd.............................     633    771,327
    LG Innotek Co., Ltd.........................................   6,171    647,319
    LG International Corp.......................................  10,704    174,459
    LG Uplus Corp............................................... 106,382  1,303,091
    LIG Nex1 Co., Ltd...........................................     976     31,280
*   Liveplex Co., Ltd...........................................  14,590      9,667
    LMS Co., Ltd................................................   1,405      7,924
    Lock & Lock Co., Ltd........................................   1,275     18,692
    LOT Vacuum Co., Ltd.........................................   3,898     37,184
    Lotte Chemical Corp.........................................   5,034  1,159,883
    Lotte Chilsung Beverage Co., Ltd............................      67     99,283
    Lotte Corp..................................................   3,163    132,914
    LOTTE Fine Chemical Co., Ltd................................   6,059    249,735
    Lotte Food Co., Ltd.........................................     170     91,789
    LOTTE Himart Co., Ltd.......................................   3,522    143,346
*   Lotte Non-Life Insurance Co., Ltd...........................  38,382     90,544
    Lotte Shopping Co., Ltd.....................................   1,840    280,927
    LS Cable & System Asia, Ltd.................................   2,218     12,851
    LS Corp.....................................................   4,744    201,425
    LS Industrial Systems Co., Ltd..............................   6,049    249,343

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
SOUTH KOREA -- (Continued)
*   Lumens Co., Ltd.............................................  13,886 $ 27,001
*   Lutronic Corp...............................................   4,258   33,331
*   LVMC Holdings...............................................  13,199   30,154
    Macquarie Korea Infrastructure Fund.........................  50,650  487,878
*   Macrogen, Inc...............................................     790   22,177
    Maeil Holdings Co., Ltd.....................................   3,729   40,537
    MAKUS, Inc..................................................   7,385   35,868
#   Mando Corp..................................................  14,967  428,491
#*  Maniker Co., Ltd............................................  31,924   31,449
    Mcnex Co., Ltd..............................................   7,768  142,915
*   ME2ON Co., Ltd..............................................   3,376   24,254
    Medy-Tox, Inc...............................................     819  392,769
    Meerecompany, Inc...........................................     821   43,081
    MegaStudy Co., Ltd..........................................   2,315   26,534
    MegaStudyEdu Co., Ltd.......................................   5,139  181,712
#*  Melfas, Inc.................................................   4,344    9,618
    Meritz Financial Group, Inc.................................  20,620  233,414
    Meritz Fire & Marine Insurance Co., Ltd.....................  29,045  591,564
    Meritz Securities Co., Ltd.................................. 107,207  465,276
    Mi Chang Oil Industrial Co., Ltd............................     191   13,007
    MiCo, Ltd...................................................  16,385   91,658
    Minwise Co., Ltd............................................   1,105   23,329
    Mirae Asset Daewoo Co., Ltd................................. 108,009  722,841
    Mirae Asset Life Insurance Co., Ltd.........................  37,607  170,642
    Miwon Specialty Chemical Co., Ltd...........................     850   54,652
    MK Electron Co., Ltd........................................   9,955   73,133
*   MNTech Co., Ltd.............................................   7,262   25,624
    Mobase Co., Ltd.............................................   4,670   22,980
    Modetour Network, Inc.......................................   3,721   71,480
    Moorim P&P Co., Ltd.........................................   9,257   48,416
    Moorim Paper Co., Ltd.......................................  10,458   32,135
    Motonic Corp................................................   3,936   42,587
*   MP Hankang Co., Ltd.........................................   7,327   11,095
    Muhak Co., Ltd..............................................   5,364   62,381
    Multicampus Corp............................................     319   14,445
    Namhae Chemical Corp........................................   1,557   14,334
#*  Namsun Aluminum Co., Ltd....................................  19,860   48,544
    Namyang Dairy Products Co., Ltd.............................     154   80,990
    Nasmedia Co., Ltd...........................................     994   34,492
    NAVER Corp..................................................   4,710  482,363
    NCSoft Corp.................................................   1,212  545,808
    NeoPharm Co., Ltd...........................................   1,128   52,355
*   Neowiz......................................................   2,740   30,708
*   NEOWIZ HOLDINGS Corp........................................   2,036   23,548
    NEPES Corp..................................................  11,397  201,405
*   Netmarble Corp..............................................     462   50,489
*   New Power Plasma Co., Ltd...................................   1,040   17,139
    Nexen Corp..................................................  11,324   61,698
    Nexen Tire Corp.............................................  15,039  129,614
    NH Investment & Securities Co., Ltd.........................  43,870  517,597
*   NHN Corp....................................................   4,464  321,303
    NHN KCP Corp................................................   3,853   47,273
    NICE Holdings Co., Ltd......................................  10,452  200,073
    Nice Information & Telecommunication, Inc...................   3,138   57,317
    NICE Information Service Co., Ltd...........................  13,197  158,180
    NICE Total Cash Management Co., Ltd.........................   8,267   71,150
*   NK Co., Ltd.................................................  23,922   31,765
    Nong Shim Holdings Co., Ltd.................................     716   52,846
    Nong Woo Bio Co., Ltd.......................................   2,987   30,158

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    NongShim Co., Ltd...........................................    712 $  171,077
    Noroo Holdings Co., Ltd.....................................    946     10,331
    NOROO Paint & Coatings Co., Ltd.............................  2,394     16,117
    NS Shopping Co., Ltd........................................  5,600     68,585
    Nuri Telecom Co., Ltd.......................................  2,417     14,431
    OCI Co., Ltd................................................  5,553    442,996
    Openbase, Inc...............................................  7,559     17,108
    Opto Device Technology Co., Ltd.............................  4,785     23,741
    OPTRON-TEC, Inc.............................................  7,896     44,190
    Orange Life Insurance, Ltd..................................  4,341    132,371
    Orion Corp..................................................    660     54,736
    Orion Holdings Corp.........................................  8,530    139,631
*   Osstem Implant Co., Ltd.....................................  2,849    141,239
*   Osung Advanced Materials Co., Ltd........................... 12,514     23,526
    Ottogi Corp.................................................     39     24,231
    Paik Kwang Industrial Co., Ltd..............................  8,901     23,111
*   Pan Ocean Co., Ltd.......................................... 61,187    249,865
    Pan-Pacific Co., Ltd........................................ 10,094     25,398
    Paradise Co., Ltd...........................................    834     13,275
    Partron Co., Ltd............................................ 14,316    170,216
*   Paru Co., Ltd...............................................  4,569      9,905
#*  Pearl Abyss Corp............................................    914    136,556
*   People & Technology, Inc....................................  1,440     14,816
*   Pobis TNC Co., Ltd.......................................... 10,917     14,858
    Poongsan Corp...............................................  8,667    206,711
    Poongsan Holdings Corp......................................  1,313     45,803
    POSCO, Sponsored ADR........................................ 11,313    624,138
    POSCO.......................................................  5,988  1,310,674
#   POSCO Chemtech Co., Ltd.....................................  5,859    288,652
    POSCO Coated & Color Steel Co., Ltd.........................  1,326     22,050
    Posco ICT Co., Ltd.......................................... 13,262     65,100
    Posco International Corp.................................... 12,076    189,331
    Posco M-Tech Co., Ltd.......................................  2,732     15,068
*   Power Logics Co., Ltd....................................... 15,187    140,269
    Protec Co., Ltd.............................................  1,462     25,381
#   PS TEC Co., Ltd.............................................  4,252     16,639
    PSK, Inc....................................................  7,525    105,646
    Pulmuone Co., Ltd...........................................    767     84,701
    Pungkuk Alcohol Industry Co., Ltd...........................    731     10,958
    Pyeong Hwa Automotive Co., Ltd..............................  4,745     44,759
*   Redrover Co., Ltd........................................... 23,349     24,250
    Reyon Pharmaceutical Co., Ltd...............................  1,497     24,476
*   RFTech Co., Ltd.............................................  4,695     26,602
    S&S Tech Corp...............................................  3,957     22,083
    S&T Dynamics Co., Ltd.......................................  5,786     38,081
    S&T Holdings Co., Ltd.......................................  2,883     32,572
    S&T Motiv Co., Ltd..........................................  4,395    143,458
*   S.Y. Co., Ltd...............................................  3,038     14,431
    S-1 Corp....................................................  2,354    197,564
    Sajo Industries Co., Ltd....................................  1,127     56,919
*   Sajodongaone Co., Ltd.......................................  9,516     11,958
    Sam Chun Dang Pharm Co., Ltd................................  5,368    211,123
*   SAM KANG M&T Co., Ltd.......................................  6,234     26,251
    Sam Young Electronics Co., Ltd..............................  4,313     47,006
    Sam Yung Trading Co., Ltd...................................  1,713     23,400
    Sambo Corrugated Board Co., Ltd.............................    727      7,451
#   Sambo Motors Co., Ltd.......................................  5,206     31,533
    Samchully Co., Ltd..........................................    644     51,336
*   Samchuly Bicycle Co., Ltd...................................  2,639     16,378

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
    Samho Development Co., Ltd..................................   5,939 $    25,750
    Samho International Co., Ltd................................   1,716      26,637
    SAMHWA Paints Industrial Co., Ltd...........................   4,214      21,820
    Samick Musical Instruments Co., Ltd.........................  19,769      37,677
    Samick THK Co., Ltd.........................................   3,397      41,808
    Samji Electronics Co., Ltd..................................   6,049      56,029
    Samjin LND Co., Ltd.........................................   8,627      18,978
    Samjin Pharmaceutical Co., Ltd..............................   4,150     139,072
    Samkee Automotive Co., Ltd..................................   9,415      22,310
    Samkwang Glass Co., Ltd.....................................   1,543      56,944
    Sammok S-Form Co., Ltd......................................   5,091      60,608
*   SAMPYO Cement Co., Ltd......................................  10,813      33,683
*   Samsung Biologics Co., Ltd..................................      63      18,362
    Samsung C&T Corp............................................   2,943     258,681
    Samsung Card Co., Ltd.......................................   7,651     243,234
    Samsung Electro-Mechanics Co., Ltd..........................   8,574     799,168
    Samsung Electronics Co., Ltd................................ 589,596  23,181,272
*   Samsung Engineering Co., Ltd................................  16,366     239,080
    Samsung Fire & Marine Insurance Co., Ltd....................   6,222   1,619,780
*   Samsung Heavy Industries Co., Ltd...........................  95,736     675,238
    Samsung Life Insurance Co., Ltd.............................  10,891     792,194
*   Samsung Pharmaceutical Co., Ltd.............................  11,337      29,020
    Samsung SDI Co., Ltd........................................     913     185,381
    Samsung SDS Co., Ltd........................................   1,090     202,690
    Samsung Securities Co., Ltd.................................  17,973     549,257
    SAMT Co., Ltd...............................................  33,156      52,249
#   Samwha Capacitor Co., Ltd...................................   3,391     174,009
    Samwha Electric Co., Ltd....................................     999      16,176
    Samyang Corp................................................   1,345      70,822
    Samyang Foods Co., Ltd......................................   1,026      69,452
    Samyang Holdings Corp.......................................   1,645     113,184
    Samyang Tongsang Co., Ltd...................................     608      31,329
    Samyoung M-Tek Co., Ltd.....................................   3,893      11,982
    Sang-A Frontec Co., Ltd.....................................   1,725      25,948
*   Sangbo Corp.................................................   7,737      13,696
*   Sangsangin Co., Ltd.........................................  12,437     205,418
    Sangsin Brake...............................................   5,178      19,939
    Sangsin Energy Display Precision Co., Ltd...................   2,886      24,773
    SaraminHR Co., Ltd..........................................     847      16,722
    SAVEZONE I&C Corp...........................................   7,852      25,882
*   SBS Media Holdings Co., Ltd.................................  14,920      30,425
*   SBW.........................................................  36,660      31,441
*   S-Connect Co., Ltd..........................................  29,904      51,093
    Seah Besteel Corp...........................................   4,951      83,276
    SeAH Steel Corp.............................................     668      36,876
    SeAH Steel Holdings Corp....................................     745      35,743
    Sebang Co., Ltd.............................................   4,775      59,759
    Sebang Global Battery Co., Ltd..............................   2,869     117,399
    Sebo Manufacturing Engineer Corp............................   3,087      28,416
*   Seegene, Inc................................................   1,876      37,798
#   Sejong Industrial Co., Ltd..................................   5,251      33,176
*   Sejong Telecom, Inc.........................................  70,699      30,251
*   Sekonix Co., Ltd............................................   4,143      26,759
    S-Energy Co., Ltd...........................................   3,217      14,605
*   Seobu T&D...................................................   6,273      56,187
    Seohan Co., Ltd.............................................  37,879      57,763
    Seohee Construction Co., Ltd................................  74,915      80,409
    Seojin System Co., Ltd......................................   4,350      90,637
    Seoul Auction Co., Ltd......................................   1,148       8,803

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    Seoul Semiconductor Co., Ltd................................  16,261 $  267,423
    SEOWONINTECH Co., Ltd.......................................   3,132     14,821
    Seoyon Co., Ltd.............................................   5,803     23,384
    Seoyon E-Hwa Co., Ltd.......................................   6,608     41,698
    SFA Engineering Corp........................................  10,342    372,034
#*  SFA Semicon Co., Ltd........................................  47,418     99,851
*   SG Corp.....................................................  32,481     22,670
*   SG&G Corp...................................................   6,213     10,823
*   SGA Co., Ltd................................................  17,926      8,164
    SH Energy & Chemical Co., Ltd...............................  26,194     26,160
*   Shin Poong Pharmaceutical Co., Ltd..........................   3,275     22,604
    Shindaeyang Paper Co., Ltd..................................     852     60,551
    Shinhan Financial Group Co., Ltd............................  34,476  1,303,017
    Shinhan Financial Group Co., Ltd., ADR......................   2,400     90,960
    Shinsegae Engineering & Construction Co., Ltd...............     863     22,620
    Shinsegae Food Co., Ltd.....................................     604     46,476
    Shinsegae Information & Communication Co., Ltd..............     458     55,382
    Shinsegae International, Inc................................     153     41,230
    Shinsegae, Inc..............................................   1,343    391,350
#*  Shinsung E&G Co., Ltd.......................................  81,706     81,908
*   Shinsung Tongsang Co., Ltd..................................  23,223     19,003
*   Shinwha Intertek Corp.......................................  10,450     21,225
*   Shinwon Corp................................................  22,158     37,154
    Shinyoung Securities Co., Ltd...............................   1,715     86,381
    SHOWBOX Corp................................................  11,923     36,505
*   Signetics Corp..............................................  17,051     23,368
    SIGONG TECH Co., Ltd........................................   2,357     12,846
    Silicon Works Co., Ltd......................................   2,704    112,913
    Silla Co., Ltd..............................................   3,447     43,954
    SIMMTECH Co., Ltd...........................................  10,495     61,668
    SIMPAC, Inc.................................................   4,718     10,387
    Sindoh Co., Ltd.............................................   1,854     79,646
    SK Bioland Co., Ltd.........................................   3,121     47,583
    SK D&D Co., Ltd.............................................   1,460     36,852
    SK Discovery Co., Ltd.......................................   6,515    169,554
    SK Gas, Ltd.................................................   1,679    123,314
    SK Holdings Co., Ltd........................................   5,344  1,175,205
    SK Hynix, Inc...............................................  96,784  6,549,448
    SK Innovation Co., Ltd......................................  10,472  1,637,390
    SK Materials Co., Ltd.......................................     883    130,205
    SK Networks Co., Ltd........................................  58,298    292,530
    SK Securities Co., Ltd...................................... 151,641     92,111
    SK Telecom Co., Ltd., Sponsored ADR.........................   1,400     33,040
    SK Telecom Co., Ltd.........................................   1,056    224,003
    SKC Co., Ltd................................................   6,532    200,004
*   SKC Solmics Co., Ltd........................................  14,915     53,491
    SKCKOLONPI, Inc.............................................   4,953    128,866
    SL Corp.....................................................   5,784    120,367
*   SM Entertainment Co.........................................   1,003     35,568
*   S-MAC Co., Ltd..............................................  17,626     15,980
    SMEC Co., Ltd...............................................   5,759     15,671
*   SNU Precision Co., Ltd......................................   3,896     10,004
    S-Oil Corp..................................................   5,960    469,938
*   Solborn, Inc................................................   4,032     17,644
*   Solco Biomedical Co., Ltd...................................  20,337      5,171
*   Solid, Inc..................................................  22,648     84,493
    Songwon Industrial Co., Ltd.................................   7,973    136,661
    Soulbrain Co., Ltd..........................................   5,402    232,971
    SPC Samlip Co., Ltd.........................................     569     65,482

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    SPG Co., Ltd................................................  1,477 $ 11,513
    Spigen Korea Co., Ltd.......................................  1,063   68,857
    Ssangyong Cement Industrial Co., Ltd........................ 38,395  189,661
*   Ssangyong Motor Co.......................................... 14,381   65,116
    ST Pharm Co., Ltd...........................................  1,083   21,247
    Suheung Co., Ltd............................................  1,837   42,664
    Sun Kwang Co., Ltd..........................................  1,670   25,687
    Sunchang Corp...............................................  2,455   11,552
    Sung Bo Chemicals Co., Ltd..................................  5,041   22,024
    Sung Kwang Bend Co., Ltd....................................  9,320   93,050
*   Sungchang Enterprise Holdings, Ltd.......................... 23,155   41,539
    Sungdo Engineering & Construction Co., Ltd..................  5,057   26,454
    Sungshin Cement Co., Ltd....................................  4,554   38,542
    Sungwoo Hitech Co., Ltd..................................... 30,887  128,879
    Sunjin Co., Ltd.............................................  4,911   53,875
*   Suprema HQ, Inc.............................................    570    3,623
*   Suprema, Inc................................................    529   13,491
    SurplusGlobal, Inc..........................................  9,874   28,456
*   Synopex, Inc................................................ 18,521   45,516
    Systems Technology, Inc.....................................  3,867   50,913
    Tae Kyung Industrial Co., Ltd...............................  6,193   31,025
    Taekwang Industrial Co., Ltd................................    162  207,867
*   Taewoong Co., Ltd...........................................  4,024   35,165
    Taeyoung Engineering & Construction Co., Ltd................ 21,354  233,706
*   Taihan Electric Wire Co., Ltd............................... 11,757    9,949
*   Taihan Fiberoptics Co., Ltd.................................  3,210   11,699
    Tailim Packaging Co., Ltd...................................  6,595   30,325
*   TBH Global Co., Ltd.........................................  8,225   19,285
    TechWing, Inc...............................................  8,890  111,259
#   TES Co., Ltd................................................  8,997  140,656
    Tesna Co., Ltd..............................................  1,456   48,773
*   Thinkware Systems Corp......................................  2,160   14,954
*   TK Chemical Corp............................................ 10,111   23,886
    TK Corp.....................................................  5,739   57,056
    Tokai Carbon Korea Co., Ltd.................................  1,461   77,547
    Tong Yang Moolsan Co., Ltd.................................. 16,300   23,788
    Tongyang Life Insurance Co., Ltd............................ 18,908   73,410
    Tongyang, Inc............................................... 53,574   91,363
    Top Engineering Co., Ltd....................................  7,019   51,320
    Toptec Co., Ltd.............................................  8,221   71,450
    Tovis Co., Ltd..............................................  5,714   34,214
    TS Corp.....................................................  1,615   28,594
*   T'way Holdings, Inc......................................... 21,014   45,573
    Ubiquoss Holdings, Inc......................................  2,090   44,109
    Ubiquoss, Inc...............................................    666   21,868
*   Ugint Co., Ltd.............................................. 27,877   17,530
    UIL Co., Ltd................................................  4,913   22,432
    Uju Electronics Co., Ltd....................................  2,705   21,007
*   Unick Corp..................................................  2,721   18,399
    Unid Co., Ltd...............................................  2,127   91,621
    Union Semiconductor Equipment & Materials Co., Ltd.......... 11,852   58,226
    Uniquest Corp...............................................  3,608   21,882
*   Unison Co., Ltd............................................. 15,413   17,658
    UniTest, Inc................................................  7,073   95,361
    Value Added Technology Co., Ltd.............................  2,552   58,298
    Viatron Technologies, Inc...................................  1,640   17,009
    Vieworks Co., Ltd...........................................  1,617   44,163
    Visang Education, Inc.......................................  2,929   18,640
*   Vitzrocell Co., Ltd.........................................  1,842   17,612

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SOUTH KOREA -- (Continued)
*   W Holding Co., Ltd..........................................    36,772 $     15,986
*   Webzen, Inc.................................................     4,379       69,747
    Wemade Co., Ltd.............................................       967       39,768
    Whanin Pharmaceutical Co., Ltd..............................     2,132       35,287
*   WillBes & Co. (The).........................................    19,813       24,360
    Winix, Inc..................................................     1,438       29,127
    WiSoL Co., Ltd..............................................    11,563      177,400
*   Won Ik Corp.................................................     2,720       11,495
*   Wonik Holdings Co., Ltd.....................................    14,260       60,638
    WONIK IPS Co., Ltd..........................................    11,967      286,525
    Wonik Materials Co., Ltd....................................     2,336       47,481
*   Wonik QnC Corp..............................................     3,518       42,527
*   Woojin, Inc.................................................     3,421       17,120
*   Woongjin Co., Ltd...........................................    21,955       42,109
    Woongjin Coway Co., Ltd.....................................     3,932      295,470
*   Woongjin Energy Co., Ltd....................................     4,471        3,498
*   Woongjin Thinkbig Co., Ltd..................................    18,422       46,744
    Woori Financial Group, Inc..................................    92,304    1,094,389
*   Woori Investment Bank Co., Ltd..............................    33,793       21,578
#*  Woori Technology, Inc.......................................    10,028       11,780
    Woorison F&G Co., Ltd.......................................    11,019       27,064
    Woory Industrial Co., Ltd...................................     2,626       66,921
    Wooshin Systems Co., Ltd....................................     3,007       16,146
*   WooSung Feed Co., Ltd.......................................     6,316       19,785
    Y G-1 Co., Ltd..............................................     9,561       91,806
*   YeaRimDang Publishing Co., Ltd..............................    10,331       53,331
    YES24 Co., Ltd..............................................     2,337        9,037
    YMC Co., Ltd................................................     4,926       35,483
    Yoosung Enterprise Co., Ltd.................................     3,387        8,437
    YooSung T&S Co., Ltd........................................     4,556       13,238
    Youlchon Chemical Co., Ltd..................................     2,627       32,080
    Young Poong Corp............................................        88       58,403
    Young Poong Precision Corp..................................     3,695       30,361
    Youngone Corp...............................................     6,169      195,160
    Youngone Holdings Co., Ltd..................................     3,180      176,993
*   YoungWoo DSP Co., Ltd.......................................     7,091        7,920
*   Yuanta Securities Korea Co., Ltd............................    47,954      136,554
    Yuhan Corp..................................................       771      162,201
*   Yungjin Pharmaceutical Co., Ltd.............................     4,960       27,893
    Zeus Co., Ltd...............................................     2,774       37,936
                                                                           ------------
TOTAL SOUTH KOREA...............................................            140,522,861
                                                                           ------------
SPAIN -- (1.7%)
    Acciona SA..................................................    14,249    1,652,610
    Acerinox SA.................................................   109,669    1,142,251
    ACS Actividades de Construccion y Servicios SA..............    40,721    1,872,602
    Aena SME SA.................................................     7,050    1,308,957
    Alantra Partners SA.........................................       733       12,738
    Almirall SA.................................................     6,913      111,552
    Amadeus IT Group SA.........................................    35,860    2,857,921
*   Amper SA....................................................   289,548       86,730
    Applus Services SA..........................................    78,824      990,574
    Atresmedia Corp. de Medios de Comunicacion SA...............    40,947      221,168
    Azkoyen SA..................................................     6,948       61,830
#   Banco Bilbao Vizcaya Argentaria SA..........................   490,665    2,983,658
    Banco de Sabadell SA........................................ 1,013,362    1,179,893
#   Banco Santander SA.......................................... 1,662,997    8,430,356
#   Banco Santander SA, Sponsored ADR...........................    64,830      323,504
    Bankia SA...................................................   316,720      877,209

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SPAIN -- (Continued)
    Bankinter SA................................................  86,398 $  690,596
    Bolsas y Mercados Espanoles SHMSF SA........................  42,561  1,208,902
    CaixaBank SA................................................ 375,752  1,197,707
    Cellnex Telecom SA..........................................  63,957  1,970,136
    Cia de Distribucion Integral Logista Holdings SA............  33,243    788,687
    CIE Automotive SA...........................................  19,308    539,607
    Construcciones y Auxiliar de Ferrocarriles SA...............   6,226    293,630
#*  Deoleo SA................................................... 169,745     10,697
#   Distribuidora Internacional de Alimentacion SA.............. 196,064    136,601
*   Duro Felguera SA............................................ 479,401      6,573
    Ebro Foods SA...............................................  17,019    359,237
*   eDreams ODIGEO SA...........................................  19,877     69,709
    Elecnor SA..................................................  10,479    138,974
    Enagas SA...................................................  99,393  2,835,220
    Ence Energia y Celulosa SA..................................  85,077    458,421
    Endesa SA...................................................  35,724    891,255
    Ercros SA...................................................  69,456    237,079
    Euskaltel SA................................................  38,038    357,421
    Faes Farma SA............................................... 116,570    534,998
    Ferrovial SA................................................  11,211    276,472
*   Fluidra SA..................................................  14,665    160,439
*   Fomento de Construcciones y Contratas SA....................  15,392    188,736
*   Global Dominion Access SA...................................  61,555    329,110
    Grifols SA..................................................  33,744    937,790
    Grupo Catalana Occidente SA.................................  10,508    396,606
*   Grupo Empresarial San Jose SA...............................   5,388     46,260
    Iberdrola S.A............................................... 704,062  6,398,087
*   Indra Sistemas SA...........................................  57,644    679,828
    Industria de Diseno Textil SA...............................  36,783  1,113,738
*   Liberbank SA................................................ 886,100    393,094
    Mapfre SA................................................... 576,448  1,731,758
*   Masmovil Ibercom SA.........................................  14,629    320,706
    Mediaset Espana Comunicacion SA.............................  89,514    694,191
    Melia Hotels International SA...............................  45,681    452,780
    Miquel y Costas & Miquel SA.................................  12,924    229,329
*   Natra SA....................................................  22,147     22,306
    Naturgy Energy Group SA.....................................  71,603  2,038,416
#   Obrascon Huarte Lain SA.....................................  47,065     57,631
    Parques Reunidos Servicios Centrales SAU, Class C...........     943     14,672
#*  Promotora de Informaciones SA, Class A...................... 117,341    214,253
    Prosegur Cia de Seguridad SA................................ 114,510    595,860
*   Quabit Inmobiliaria SA......................................  26,315     36,259
*   Realia Business SA..........................................  44,100     47,021
    Red Electrica Corp. SA......................................  57,730  1,198,121
    Repsol SA, Sponsored ADR....................................     232      3,944
    Repsol SA................................................... 175,724  2,981,805
    Sacyr S.A................................................... 242,264    594,778
    Siemens Gamesa Renewable Energy SA..........................  17,818    320,019
*   Solaria Energia y Medio Ambiente SA.........................  19,808    115,661
*   Talgo SA....................................................  44,546    294,261
    Tecnicas Reunidas SA........................................   5,957    177,903
    Telefonica SA, Sponsored ADR................................   6,481     53,792
    Telefonica SA............................................... 255,668  2,131,594
    Telepizza Group SA..........................................   2,827     19,061
    Tubacex SA..................................................  17,854     55,498
    Unicaja Banco SA............................................  21,109     24,325
    Vidrala SA..................................................   8,340    783,139
    Viscofan SA.................................................  23,792  1,431,332
*   Vocento SA..................................................   5,805      9,114

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SPAIN -- (Continued)
    Zardoya Otis SA.............................................  55,531 $   448,837
                                                                         -----------
TOTAL SPAIN.....................................................          64,857,529
                                                                         -----------
SWEDEN -- (1.9%)
    AAK AB......................................................  48,336     785,638
*   AcadeMedia AB...............................................   5,387      30,655
    AddLife AB, Class B.........................................   4,174     111,965
    AddNode Group AB............................................   7,440     113,232
    AddTech AB, Class B.........................................  15,717     382,282
    AF POYRY AB, Class B........................................  25,821     481,718
#   Alfa Laval AB...............................................  30,072     698,021
    Alimak Group AB.............................................   5,131      86,064
    Arjo AB, Class B............................................  91,355     339,131
    Assa Abloy AB, Class B......................................  20,915     447,112
    Atlas Copco AB, Class A.....................................  26,446     825,493
#   Atlas Copco AB, Class B.....................................  14,879     423,786
    Atrium Ljungberg AB, Class B................................  12,573     205,220
#   Attendo AB..................................................  26,870     146,413
    Avanza Bank Holding AB......................................  32,635     261,393
    Axfood AB...................................................  15,786     289,761
    BE Group AB.................................................     696       3,109
    Beijer Alma AB..............................................  20,027     281,607
*   Beijer Electronics Group AB.................................   3,063      17,561
    Beijer Ref AB...............................................  17,626     372,856
    Bergman & Beving AB.........................................  11,553     123,300
    Betsson AB..................................................  77,995     592,041
    Bilia AB, Class A...........................................  60,249     517,053
#   BillerudKorsnas AB..........................................  70,507     958,463
    BioGaia AB, Class B.........................................   5,255     254,923
    Biotage AB..................................................  12,625     171,328
    Bjorn Borg AB...............................................  11,408      34,011
    Boliden AB..................................................  87,926   2,616,671
    Bonava AB, Class B..........................................  28,063     357,369
    Bravida Holding AB..........................................  22,401     196,200
    Bufab AB....................................................  14,774     167,539
#   Bulten AB...................................................   5,345      45,196
    Bure Equity AB..............................................  26,553     493,645
#*  Byggmax Group AB............................................  33,815     151,113
    Castellum AB................................................  17,806     320,142
    Catena AB...................................................   5,700     146,705
#*  Cavotec SA..................................................   7,105       8,818
#   Clas Ohlson AB, Class B.....................................  13,808     114,712
    Cloetta AB, Class B.........................................  94,156     287,578
*   Collector AB................................................   4,634      25,884
    Concentric AB...............................................  13,349     214,054
    Coor Service Management Holding AB..........................   6,606      57,106
    Dedicare AB, Class B........................................     797       4,088
    Dios Fastigheter AB.........................................  27,940     198,902
#   Dometic Group AB............................................ 121,523   1,110,205
*   Doro AB.....................................................  11,734      46,889
#   Duni AB.....................................................  11,128     137,385
#   Dustin Group AB.............................................  41,016     367,631
    Eastnine AB.................................................   6,781      77,372
    Elanders AB, Class B........................................   2,784      26,231
    Electrolux AB, Series B.....................................  39,458     967,049
    Elekta AB, Class B..........................................  33,319     395,196
#*  Eltel AB....................................................  12,624      25,191
*   Enea AB.....................................................   3,603      58,101
*   Epiroc AB, Class A..........................................  25,604     264,684

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
*   Epiroc AB, Class B..........................................  14,879 $  147,239
    Essity AB, Class A..........................................   2,277     67,378
    Essity AB, Class B..........................................  42,938  1,273,151
    eWork Group AB..............................................   2,020     17,952
    Fabege AB...................................................  33,056    459,137
#   Fagerhult AB................................................  13,015    111,167
*   Fastighets AB Balder, Class B...............................  12,918    408,634
    FastPartner AB..............................................   7,965     57,767
    Fenix Outdoor International AG..............................     880     89,117
#*  Fingerprint Cards AB, Class B...............................  33,245     48,892
    Getinge AB, Class B.........................................  68,521    965,406
    Granges AB..................................................  52,065    565,294
    Gunnebo AB..................................................  16,354     43,335
    Haldex AB...................................................  18,099    139,160
    Heba Fastighets AB, Class B.................................     848     13,525
*   Hembla AB...................................................   5,254     99,369
    Hemfosa Fastigheter AB......................................  41,855    346,366
#   Hennes & Mauritz AB, Class B................................  48,216    841,318
    Hexagon AB, Class B.........................................  11,231    613,574
    Hexpol AB...................................................  61,107    477,309
    Hiq International AB........................................  18,807      6,634
    HIQ International AB........................................  18,807    105,788
#   Hoist Finance AB............................................  27,317    124,315
    Holmen AB, Class B..........................................  29,156    613,151
    Hufvudstaden AB, Class A....................................  17,897    298,222
    Humana AB...................................................   2,198     13,905
    Husqvarna AB, Class A.......................................   6,466     59,475
#   Husqvarna AB, Class B....................................... 102,338    934,385
    ICA Gruppen AB..............................................  12,725    460,448
    Indutrade AB................................................  18,684    571,258
*   International Petroleum Corp................................  24,508    127,690
#   Intrum AB...................................................  24,275    618,147
    Inwido AB...................................................  26,971    178,037
#   ITAB Shop Concept AB, Class B...............................   6,100     14,995
#   JM AB.......................................................  46,767    890,829
    KappAhl AB..................................................  39,156     71,621
    Kindred Group P.L.C.........................................  70,894    619,099
    Klovern AB, Class B......................................... 155,399    210,318
    KNOW IT AB..................................................  16,180    381,277
    Kungsleden AB...............................................  50,641    384,777
    Lagercrantz Group AB, Class B...............................  19,630    239,123
    Lifco AB, Class B...........................................   4,400    209,577
    Lindab International AB.....................................  31,252    352,522
    Loomis AB, Class B..........................................  47,522  1,758,184
    Lundin Petroleum AB.........................................  16,381    533,467
*   Medivir AB, Class B.........................................   4,452      8,246
#   Mekonomen AB................................................  15,431    112,758
    Millicom International Cellular SA..........................  16,074    940,200
    Modern Times Group MTG AB, Class B..........................  29,162    376,773
    Momentum Group AB, Class B..................................   8,835     91,351
*   MQ Holding AB...............................................  11,956      5,381
    Mycronic AB.................................................  20,214    283,795
    Nederman Holding AB.........................................     851     10,753
    NetEnt AB...................................................  54,439    173,016
    New Wave Group AB, Class B..................................  27,186    195,783
    Nibe Industrier AB, Class B.................................  54,998    739,442
    Nobia AB....................................................  70,790    444,840
    Nobina AB...................................................  81,238    521,603
    Nolato AB, Class B..........................................  12,358    573,560

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
    Nordea Bank Abp............................................. 310,759 $2,444,850
    Nordic Waterproofing Holding A.S............................   2,333     22,526
    NP3 Fastigheter AB..........................................   8,804     69,467
*   Nyfosa AB...................................................  41,855    249,200
    OEM International AB, Class B...............................     557     12,596
    Opus Group AB............................................... 125,884     66,283
    Oriflame Holding AG.........................................  13,991    288,582
    Pandox AB...................................................  22,813    391,468
    Peab AB..................................................... 106,789    976,797
    Platzer Fastigheter Holding AB, Class B.....................   7,438     60,657
    Pricer AB, Class B..........................................  56,354     72,959
    Proact IT Group AB..........................................   5,567    148,403
*   Qliro Group AB..............................................  36,333     47,061
    Ratos AB, Class B...........................................  80,168    182,114
*   RaySearch Laboratories AB...................................   6,442     81,864
*   Recipharm AB, Class B.......................................  21,948    313,977
#   Resurs Holding AB...........................................  39,087    241,966
    Rottneros AB................................................  37,562     57,098
#   Saab AB, Class B............................................  14,111    464,532
    Sagax AB, Class B...........................................  10,084    177,675
#   Sandvik AB.................................................. 105,496  1,953,615
*   SAS AB...................................................... 178,310    325,208
    Scandi Standard AB..........................................  26,009    178,338
    Scandic Hotels Group AB.....................................  28,508    265,384
    Sectra AB, Class B..........................................   5,635    190,965
#   Securitas AB, Class B.......................................  34,797    608,479
    Semcon AB...................................................   5,405     32,960
*   Sensys Gatso Group AB.......................................  93,608     15,777
    Sintercast AB...............................................   1,021     14,084
    Skandinaviska Enskilda Banken AB, Class A................... 186,601  1,781,592
#   Skandinaviska Enskilda Banken AB, Class C...................   3,488     33,776
    Skanska AB, Class B.........................................  30,045    523,209
    SKF AB, Class A.............................................   2,953     54,644
    SKF AB, Class B.............................................  99,854  1,853,487
    SkiStar AB..................................................  24,236    293,092
    SSAB AB, Class B, Share.....................................  12,844     41,794
    SSAB AB, Class A............................................   2,266      8,553
    SSAB AB, Class A............................................  38,420    145,153
    SSAB AB, Class B............................................ 157,513    507,952
#   Svenska Cellulosa AB SCA, Class A...........................   4,431     43,283
    Svenska Cellulosa AB SCA, Class B...........................  98,234    857,568
#   Svenska Handelsbanken AB, Class A........................... 142,263  1,553,951
    Svenska Handelsbanken AB, Class B...........................   3,513     38,191
    Sweco AB, Class B...........................................  23,921    610,527
    Swedbank AB, Class A........................................  98,384  1,607,517
    Swedish Match AB............................................  10,762    524,750
*   Swedish Orphan Biovitrum AB.................................  14,352    261,876
    Systemair AB................................................   2,297     27,816
    Tele2 AB, Class B........................................... 157,316  2,101,674
    Telefonaktiebolaget LM Ericsson, Sponsored ADR..............   2,688     26,611
    Telefonaktiebolaget LM Ericsson, Class A....................   3,536     35,171
    Telefonaktiebolaget LM Ericsson, Class B.................... 114,255  1,130,230
    Telia Co. AB................................................ 501,685  2,137,442
    Thule Group AB..............................................  36,833    858,058
    Trelleborg AB, Class B......................................  44,670    738,787
    Troax Group AB..............................................   3,774    135,167
*   Victoria Park AB, Class B...................................   6,049     23,699
    Vitrolife AB................................................  17,265    363,474
    Volvo AB, Class A...........................................  33,322    533,504

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWEDEN -- (Continued)
    Volvo AB, Class B........................................... 247,575 $ 3,967,742
    Wallenstam AB, Class B......................................  41,969     403,894
    Wihlborgs Fastigheter AB....................................  39,979     531,906
                                                                         -----------
TOTAL SWEDEN....................................................          72,586,602
                                                                         -----------
SWITZERLAND -- (4.3%)
    ABB, Ltd., Sponsored ADR....................................  11,588     239,408
    ABB, Ltd.................................................... 294,037   6,047,962
    Adecco Group AG.............................................  59,457   3,415,982
*   Alcon, Inc..................................................   4,148     241,379
*   Alcon, Inc..................................................  26,597   1,531,687
    Allreal Holding AG..........................................   7,478   1,193,286
*   Alpiq Holding AG............................................     909      63,018
    ALSO Holding AG.............................................   2,341     293,772
#   ams AG......................................................   7,373     311,231
    APG SGA SA..................................................     491     140,565
    Arbonia AG..................................................  16,794     181,336
*   Aryzta AG................................................... 329,272     492,357
    Ascom Holding AG............................................  12,407     169,283
#   Autoneum Holding AG.........................................   1,342     177,678
    Bachem Holding AG, Class B..................................     635      81,112
    Baloise Holding AG..........................................  14,494   2,484,870
    Banque Cantonale de Geneve..................................     300      59,198
    Banque Cantonale Vaudoise...................................     893     705,089
    Barry Callebaut AG..........................................     521     955,276
    Belimo Holding AG...........................................     143     751,263
    Bell Food Group AG..........................................     967     278,524
    Bellevue Group AG...........................................   5,141     101,576
    Berner Kantonalbank AG......................................   1,156     270,132
    BFW Liegenschaften AG.......................................     830      35,275
    BKW AG......................................................   5,841     372,409
#   Bobst Group SA..............................................   5,079     364,595
    Bossard Holding AG, Class A.................................   3,940     642,441
    Bucher Industries AG........................................   3,500   1,187,204
    Burckhardt Compression Holding AG...........................   1,389     419,267
    Burkhalter Holding AG.......................................   1,875     144,208
    Calida Holding AG...........................................   2,096      64,999
    Carlo Gavazzi Holding AG....................................     199      51,261
    Cembra Money Bank AG........................................  10,884   1,010,812
    Chocoladefabriken Lindt & Spruengli AG......................       9     682,717
    Cicor Technologies, Ltd.....................................     937      54,663
    Cie Financiere Richemont SA.................................  48,814   3,568,418
    Cie Financiere Tradition SA.................................     746      79,238
    Clariant AG.................................................  80,922   1,664,924
    Coltene Holding AG..........................................   1,472     145,113
    Conzzeta AG.................................................     398     343,220
    Credit Suisse Group AG...................................... 220,636   2,934,214
    Credit Suisse Group AG, Sponsored ADR.......................  11,668     155,187
    Daetwyler Holding AG........................................   3,169     491,383
    DKSH Holding AG.............................................  14,967     919,114
    dormakaba Holding AG........................................     982     741,794
*   Dottikon Es Holding AG......................................      32      13,942
    Dufry AG....................................................  12,250   1,198,922
#   EFG International AG........................................  55,885     420,130
    Emmi AG.....................................................     898     792,259
    EMS-Chemie Holding AG.......................................     682     413,012
#   Feintool International Holding AG...........................   1,181      85,292
#   Flughafen Zurich AG.........................................   7,340   1,209,988
    Forbo Holding AG............................................     609     978,396

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWITZERLAND -- (Continued)
*   GAM Holding AG..............................................  75,388 $   312,711
    Geberit AG..................................................   3,342   1,401,330
    Georg Fischer AG............................................   2,345   2,280,681
    Givaudan SA.................................................     690   1,786,620
    Gurit Holding AG............................................     219     236,282
    Helvetia Holding AG.........................................   2,431   1,544,837
    Hiag Immobilien Holding AG..................................     988     126,611
#*  HOCHDORF Holding AG.........................................     378      51,109
    Huber & Suhner AG...........................................   4,423     353,695
    Implenia AG.................................................   6,052     190,477
#   Inficon Holding AG..........................................     821     461,620
    Interroll Holding AG........................................     300     654,662
    Intershop Holding AG........................................     387     189,646
    Investis Holding SA.........................................     239      15,659
#   Julius Baer Group, Ltd......................................  46,107   2,227,193
    Jungfraubahn Holding AG.....................................     519      73,668
    Kardex AG...................................................   5,204     808,795
    Komax Holding AG............................................   1,351     310,162
    Kudelski SA.................................................  13,192      83,965
#   Kuehne + Nagel International AG.............................   4,873     708,314
    LafargeHolcim, Ltd..........................................  40,101   2,058,683
    LafargeHolcim, Ltd..........................................   6,741     347,503
*   Lastminute.com NV...........................................   1,562      32,467
    LEM Holding SA..............................................     135     184,731
    Liechtensteinische Landesbank AG............................   4,911     334,971
    Logitech International SA...................................   5,234     205,099
#   Logitech International SA...................................  27,599   1,068,633
    Lonza Group AG..............................................  12,602   3,891,865
    Luzerner Kantonalbank AG....................................   1,055     491,633
*   Meier Tobler Group AG.......................................   1,320      23,206
    Metall Zug AG...............................................      79     208,018
#*  Meyer Burger Technology AG..................................  24,599      16,925
    Mobilezone Holding AG.......................................  11,754     107,146
    Mobimo Holding AG...........................................   2,977     686,465
    Nestle SA................................................... 222,893  21,459,604
    Novartis AG, Sponsored ADR..................................  20,738   1,705,286
    Novartis AG................................................. 132,989  10,897,127
    OC Oerlikon Corp. AG........................................  83,939   1,097,008
*   Orascom Development Holding AG..............................   6,059      98,122
    Orior AG....................................................   2,018     153,993
    Panalpina Welttransport Holding AG..........................   7,795   1,671,050
    Partners Group Holding AG...................................   1,810   1,365,219
    Phoenix Mecano AG...........................................     204      95,411
    Plazza AG, Class A..........................................     199      48,847
    PSP Swiss Property AG.......................................  11,817   1,205,782
    Rieter Holding AG...........................................   1,349     194,988
    Roche Holding AG............................................   1,647     430,902
    Roche Holding AG............................................  43,545  11,489,927
    Romande Energie Holding SA..................................      49      57,690
    Schaffner Holding AG........................................     112      25,981
    Schindler Holding AG........................................   1,931     410,538
*   Schmolz + Bickenbach AG..................................... 255,787     117,886
    Schweiter Technologies AG...................................     525     510,044
    SFS Group AG................................................   7,836     723,731
    SGS SA......................................................     483   1,274,420
    Siegfried Holding AG........................................   1,556     590,364
    Sika AG.....................................................  19,260   2,951,056
    Sonova Holding AG...........................................   9,125   1,843,087
    St Galler Kantonalbank AG...................................     920     416,440

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
SWITZERLAND -- (Continued)
    Straumann Holding AG........................................   1,478 $  1,194,476
    Sulzer AG...................................................   5,559      586,616
#   Sunrise Communications Group AG.............................  30,225    2,007,003
    Swatch Group AG (The).......................................   4,596    1,402,648
    Swatch Group AG (The).......................................   5,685      333,588
    Swiss Life Holding AG.......................................   6,095    2,865,432
    Swiss Prime Site AG.........................................  22,597    1,814,637
    Swiss Re AG.................................................  29,313    2,822,191
#   Swisscom AG.................................................  12,175    5,672,992
    Swissquote Group Holding SA.................................   3,578      140,153
    Tamedia AG..................................................   1,096      116,088
    Tecan Group AG..............................................   1,671      377,230
    Temenos AG..................................................  10,256    1,706,062
    Thurgauer Kantonalbank......................................     480       51,091
    Tornos Holding AG...........................................   3,541       27,808
#   u-blox Holding AG...........................................   3,573      299,877
    UBS Group AG................................................ 357,884    4,799,030
*   UBS Group AG................................................  14,105      189,571
    Valiant Holding AG..........................................   5,043      565,530
#   Valora Holding AG...........................................   1,590      404,706
    VAT Group AG................................................  13,148    1,634,162
    Vaudoise Assurances Holding SA..............................     458      229,711
    Vetropack Holding AG........................................      97      211,258
#   Vifor Pharma AG.............................................   9,755    1,273,896
    Vontobel Holding AG.........................................  11,973      706,046
    VP Bank AG..................................................   1,551      226,023
    VZ Holding AG...............................................     610      148,822
    Walliser Kantonalbank.......................................     123       14,239
    Warteck Invest AG...........................................      15       29,294
#   Ypsomed Holding AG..........................................     888      116,303
    Zehnder Group AG............................................   4,844      166,756
    Zueblin Immobilien Holding AG...............................     454       11,390
    Zuger Kantonalbank AG.......................................      13       79,170
    Zurich Insurance Group AG...................................  18,078    5,762,683
                                                                         ------------
TOTAL SWITZERLAND...............................................          163,666,748
                                                                         ------------
TAIWAN -- (3.8%)
    ABC Taiwan Electronics Corp.................................  32,760       25,159
    Ability Enterprise Co., Ltd................................. 123,988       57,280
#   Ability Opto-Electronics Technology Co., Ltd................  44,513       75,598
    AcBel Polytech, Inc.........................................  63,000       45,962
    Accton Technology Corp...................................... 139,000      590,474
    Acer, Inc................................................... 673,000      457,471
    ACES Electronic Co., Ltd....................................  37,000       29,036
    Acter Co., Ltd..............................................  28,550      166,953
*   Action Electronics Co., Ltd.................................  63,000       14,469
    Actron Technology Corp......................................  33,000      114,978
    A-DATA Technology Co., Ltd..................................  89,000      144,103
    Addcn Technology Co., Ltd...................................   4,000       35,221
    Adlink Technology, Inc......................................  28,659       38,883
    Advanced Ceramic X Corp.....................................  13,000      130,473
    Advanced International Multitech Co., Ltd...................  60,000       89,432
*   Advanced Lithium Electrochemistry Cayman Co., Ltd...........  30,000       19,402
    Advanced Optoelectronic Technology, Inc.....................  31,000       17,867
    Advanced Wireless Semiconductor Co..........................  47,000       76,995
    Advancetek Enterprise Co., Ltd..............................  50,571       26,039
    Advantech Co., Ltd..........................................  21,599      175,002
    Aerospace Industrial Development Corp....................... 307,000      311,609
*   AGV Products Corp........................................... 174,875       39,909

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CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Airtac International Group..................................    32,229 $  431,760
    Alchip Technologies, Ltd....................................    22,000     57,957
*   ALI Corp....................................................   124,000     43,415
    All Ring Tech Co., Ltd......................................    34,000     51,566
    Allied Circuit Co., Ltd.....................................    13,000     25,678
    Allis Electric Co., Ltd.....................................    60,000     30,441
    Alltop Technology Co., Ltd..................................    23,000     47,282
    Alpha Networks, Inc.........................................   134,300     86,833
    Altek Corp..................................................   121,000    105,177
    Amazing Microelectronic Corp................................    35,213     92,794
    Ambassador Hotel (The)......................................    99,000     70,185
    Ampire Co., Ltd.............................................    28,000     22,957
*   AmTRAN Technology Co., Ltd..................................   359,000    138,885
    Anderson Industrial Corp....................................    90,405     29,249
    Anpec Electronics Corp......................................    40,799     83,837
    AP Memory Technology Corp...................................     8,397     11,431
    Apacer Technology, Inc......................................    16,750     18,303
    APAQ Technology Co., Ltd....................................    25,267     26,178
    APCB, Inc...................................................    64,000     64,775
    Apex Biotechnology Corp.....................................    32,000     32,423
*   Apex International Co., Ltd.................................    53,550     88,711
    Arcadyan Technology Corp....................................    41,000    113,709
    Ardentec Corp...............................................   268,990    276,019
    Argosy Research, Inc........................................    22,000     35,565
    ASE Technology Holding Co., Ltd., ADR.......................     8,500     38,675
    ASE Technology Holding Co., Ltd.............................   688,931  1,600,336
    Asia Cement Corp............................................   526,000    711,949
    Asia Electronic Material Co., Ltd...........................    26,000     17,136
    Asia Optical Co., Inc.......................................    63,000    180,847
*   Asia Pacific Telecom Co., Ltd...............................   847,000    221,745
    Asia Plastic Recycling Holding, Ltd.........................    96,159     23,701
    Asia Polymer Corp...........................................   134,962     62,288
    Asia Tech Image, Inc........................................    29,000     42,576
    Asia Vital Components Co., Ltd..............................   132,000    183,847
    ASMedia Technology, Inc.....................................     7,260    125,934
    ASPEED Technology, Inc......................................     5,000    104,122
    ASROCK, Inc.................................................    12,000     24,223
    Asustek Computer, Inc.......................................    84,000    642,193
    Aten International Co., Ltd.................................    54,000    163,170
    AU Optronics Corp., Sponsored ADR...........................    12,300     42,927
    AU Optronics Corp........................................... 3,378,000  1,208,103
    Audix Corp..................................................    17,000     21,783
    AURAS Technology Co., Ltd...................................    28,000    124,817
    Aurora Corp.................................................    14,100     44,958
    Avalue Technology, Inc......................................    20,000     30,526
    Avermedia Technologies......................................    85,000     33,730
    AVY Precision Technology, Inc...............................    43,114     45,338
    Axiomtek Co., Ltd...........................................    10,000     18,326
    Bank of Kaohsiung Co., Ltd..................................   241,179     75,434
    Basso Industry Corp.........................................    67,000    126,526
    BenQ Materials Corp.........................................    46,000     40,842
#   BES Engineering Corp........................................   557,000    140,696
    Bin Chuan Enterprise Co., Ltd...............................    22,000     13,392
    Biostar Microtech International Corp........................    74,000     23,130
#   Bioteque Corp...............................................    39,000    144,662
    Bizlink Holding, Inc........................................    48,488    314,502
#*  Boardtek Electronics Corp...................................    37,000     40,276
    Bright Led Electronics Corp.................................    41,000     16,246
    Brighton-Best International Taiwan, Inc.....................    42,423     47,733

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    C Sun Manufacturing, Ltd....................................    98,000 $  108,431
*   Cameo Communications, Inc...................................   106,000     28,777
    Capital Futures Corp........................................    40,400     62,560
    Capital Securities Corp.....................................   821,680    247,384
    Career Technology MFG. Co., Ltd.............................    43,071     47,345
*   Carnival Industrial Corp....................................   117,000     21,980
    Casetek Holdings, Ltd.......................................    68,377    114,512
    Caswell, Inc................................................    13,000     37,405
    Catcher Technology Co., Ltd.................................   162,000  1,284,390
    Cathay Financial Holding Co., Ltd...........................   775,000  1,122,251
    Cathay Real Estate Development Co., Ltd.....................   235,000    191,378
    Cayman Engley Industrial Co., Ltd...........................    10,654     42,274
    Celxpert Energy Corp........................................    20,000     21,314
    Center Laboratories, Inc....................................   110,458    281,397
    Central Reinsurance Co., Ltd................................    38,850     22,387
    Chailease Holding Co., Ltd..................................   263,935  1,125,242
    Chain Chon Industrial Co., Ltd..............................    47,000     13,147
    ChainQui Construction Development Co., Ltd..................    22,800     21,554
*   Champion Building Materials Co., Ltd........................   118,000     25,176
    Chang Hwa Commercial Bank, Ltd..............................   819,509    490,917
    Chang Wah Electromaterials, Inc.............................    17,900    103,817
    Chang Wah Technology Co., Ltd...............................     5,000     45,139
    Channel Well Technology Co., Ltd............................    48,000     42,240
    Chant Sincere Co., Ltd......................................    19,000     17,098
    Charoen Pokphand Enterprise.................................    93,000    176,757
    Chaun-Choung Technology Corp................................    10,000     56,011
    CHC Healthcare Group........................................    34,000     44,369
    CHC Resources Corp..........................................    33,000     56,089
    Chen Full International Co., Ltd............................    38,000     48,479
    Chenbro Micom Co., Ltd......................................    23,000     48,744
*   Cheng Fwa Industrial Co., Ltd...............................    36,000     16,206
#   Cheng Loong Corp............................................   315,000    201,464
#*  Cheng Mei Materials Technology Corp.........................   197,000     81,989
    Cheng Shin Rubber Industry Co., Ltd.........................   382,000    510,332
    Cheng Uei Precision Industry Co., Ltd.......................   156,000    189,573
    Chenming Mold Industry Corp.................................    32,000     19,196
    Chia Chang Co., Ltd.........................................    31,000     44,897
    Chia Hsin Cement Corp.......................................   180,000     87,404
    Chian Hsing Forging Industrial Co., Ltd.....................    16,000     30,863
    Chicony Electronics Co., Ltd................................   257,773    635,445
    Chicony Power Technology Co., Ltd...........................    54,481     96,936
    Chieftek Precision Co., Ltd.................................    35,000    128,689
    Chien Kuo Construction Co., Ltd.............................    75,000     25,136
#   Chilisin Electronics Corp...................................    64,674    206,804
    China Airlines, Ltd......................................... 2,102,000    666,829
    China Bills Finance Corp....................................   414,000    197,621
    China Chemical & Pharmaceutical Co., Ltd....................   105,000     64,095
    China Development Financial Holding Corp.................... 2,156,000    694,964
    China Electric Manufacturing Corp...........................   173,000     55,900
    China Fineblanking Technology Co., Ltd......................    15,150     16,249
    China General Plastics Corp.................................   187,729    138,152
    China Glaze Co., Ltd........................................    48,000     15,933
    China Life Insurance Co., Ltd...............................   370,612    308,573
    China Man-Made Fiber Corp...................................   687,777    216,766
    China Metal Products........................................   103,000    125,276
    China Motor Corp............................................   218,000    195,764
*   China Petrochemical Development Corp........................ 1,053,000    397,730
    China Steel Chemical Corp...................................    35,000    152,453
    China Steel Corp............................................ 1,098,000    887,190

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
#   China Steel Structure Co., Ltd..............................    45,000 $   38,419
    China Wire & Cable Co., Ltd.................................    31,000     20,816
    Chinese Maritime Transport, Ltd.............................    33,000     34,582
*   Ching Feng Home Fashions Co., Ltd...........................    69,000     49,485
    Chin-Poon Industrial Co., Ltd...............................   145,000    180,572
    Chipbond Technology Corp....................................   271,000    615,008
    ChipMOS Techinologies, Inc..................................   186,133    162,278
    Chlitina Holding, Ltd.......................................    20,000    163,678
    Chong Hong Construction Co., Ltd............................   115,100    323,826
    Chroma ATE, Inc.............................................    57,000    273,065
    Chun Yuan Steel.............................................   140,000     47,337
    Chung Hsin Electric & Machinery Manufacturing Corp..........   156,000    105,056
#*  Chung Hung Steel Corp.......................................   583,000    232,293
    Chung Hwa Pulp Corp.........................................   193,228     59,677
    Chunghwa Precision Test Tech Co., Ltd.......................     2,000     31,226
    Chunghwa Telecom Co., Ltd., Sponsored ADR...................     3,400    122,536
    Chunghwa Telecom Co., Ltd...................................    79,000    284,575
    Chyang Sheng Dyeing & Finishing Co., Ltd....................    54,000     26,763
    Cleanaway Co., Ltd..........................................    43,000    237,319
    Clevo Co....................................................   172,000    163,819
#*  CMC Magnetics Corp..........................................   658,219    150,363
    C-Media Electronics, Inc....................................    19,000     10,839
    Coland Holdings, Ltd........................................    13,000     11,788
    Compal Electronics, Inc..................................... 1,134,000    733,033
    Compeq Manufacturing Co., Ltd...............................   614,000    508,799
    Compucase Enterprise........................................    33,000     30,204
    Concord Securities Co., Ltd.................................   290,140     69,045
    Concraft Holding Co., Ltd...................................    13,200     56,743
    Continental Holdings Corp...................................   139,000     69,309
*   Contrel Technology Co., Ltd.................................    49,000     31,148
    Coremax Corp................................................    29,600     82,759
    Coretronic Corp.............................................   164,000    255,322
    Co-Tech Development Corp....................................    90,552     96,307
    Cowealth Medical Holding Co., Ltd...........................    23,000     34,264
    Coxon Precise Industrial Co., Ltd...........................    34,000     21,104
    Creative Sensor, Inc........................................    35,000     25,098
    CTBC Financial Holding Co., Ltd............................. 1,572,563  1,077,287
    CTCI Corp...................................................   341,000    528,750
    Cub Elecparts, Inc..........................................    14,086    125,318
    CviLux Corp.................................................    28,360     23,504
    CX Technology Co., Ltd......................................    28,986     21,804
    Cyberlink Corp..............................................    23,000     55,857
    CyberPower Systems, Inc.....................................    17,000     49,594
    CyberTAN Technology, Inc....................................   149,000     79,211
    Cypress Technology Co., Ltd.................................    17,800     50,713
    DA CIN Construction Co., Ltd................................    86,000     58,459
    Dadi Early-Childhood Education Group, Ltd...................    11,482     90,711
    Dafeng TV, Ltd..............................................    12,000     14,274
    Da-Li Development Co., Ltd..................................    84,143     85,678
*   Danen Technology Corp.......................................   107,000      5,165
    Darfon Electronics Corp.....................................    95,000    146,842
    Darwin Precisions Corp......................................   130,000     81,261
    Davicom Semiconductor, Inc..................................    23,000     14,224
    Daxin Materials Corp........................................    26,900     81,159
    De Licacy Industrial Co., Ltd...............................    71,947     53,408
*   Delpha Construction Co., Ltd................................    27,000     14,853
    Delta Electronics, Inc......................................   103,365    545,569
    Depo Auto Parts Ind Co., Ltd................................    49,000    109,659
    Dimerco Data System Corp....................................    11,000     13,605

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Dimerco Express Corp........................................    18,000 $   12,706
*   D-Link Corp.................................................   252,800    118,050
*   Dynamic Electronics Co., Ltd................................    92,000     27,976
    Dynapack International Technology Corp......................    56,000     90,128
    E Ink Holdings, Inc.........................................   198,000    237,744
    E.Sun Financial Holding Co., Ltd............................ 1,371,681  1,126,298
    Eastern Media International Corp............................   151,000     60,933
    Eclat Textile Co., Ltd......................................    26,583    380,018
    ECOVE Environment Corp......................................    14,000     84,742
*   Edimax Technology Co., Ltd..................................    97,000     35,042
*   Edison Opto Corp............................................    22,000     11,404
    Edom Technology Co., Ltd....................................    65,467     29,279
    eGalax_eMPIA Technology, Inc................................    18,387     27,905
    Egis Technology, Inc........................................    37,000    311,245
    Elan Microelectronics Corp..................................    46,900    127,177
*   E-Lead Electronic Co., Ltd..................................    12,000      7,738
    E-LIFE MALL Corp............................................    23,000     48,680
#   Elite Advanced Laser Corp...................................    90,768    192,537
    Elite Material Co., Ltd.....................................   145,000    467,475
    Elite Semiconductor Memory Technology, Inc..................    81,000     85,681
    Elitegroup Computer Systems Co., Ltd........................   138,000     53,443
    eMemory Technology, Inc.....................................    18,000    225,043
    Emerging Display Technologies Corp..........................    31,000     15,053
    Ennoconn Corp...............................................    32,140    283,795
    EnTie Commercial Bank Co., Ltd..............................    51,000     23,432
    Epileds Technologies, Inc...................................    24,000     13,675
#   Epistar Corp................................................   347,000    303,932
    Eson Precision Ind. Co., Ltd................................    16,000     19,448
    Eternal Materials Co., Ltd..................................   250,029    206,840
*   Etron Technology, Inc.......................................    83,000     26,434
    Eurocharm Holdings Co., Ltd.................................    13,000     64,908
    Eva Airways Corp............................................ 1,566,193    768,105
*   Everest Textile Co., Ltd....................................    96,587     35,637
    Evergreen International Storage & Transport Corp............   188,000     83,742
    Evergreen Marine Corp. Taiwan, Ltd..........................   607,381    266,651
    Everlight Chemical Industrial Corp..........................   171,405     92,708
    Everlight Electronics Co., Ltd..............................   180,000    180,257
*   Everspring Industry Co., Ltd................................    41,000     16,820
    Excelliance Mos Corp........................................     7,000     21,618
    Excelsior Medical Co., Ltd..................................    35,000     55,687
    Far Eastern Department Stores, Ltd..........................   384,000    203,884
    Far Eastern International Bank..............................   810,810    301,922
    Far Eastern New Century Corp................................   544,100    594,155
    Far EasTone Telecommunications Co., Ltd.....................   180,000    441,709
    Faraday Technology Corp.....................................    51,600     85,199
    Farglory Land Development Co., Ltd..........................   150,000    185,147
*   Federal Corp................................................   197,926     69,538
    Feedback Technology Corp....................................     7,700     20,617
    Feng Hsin Steel Co., Ltd....................................   142,000    279,443
    Feng TAY Enterprise Co., Ltd................................    51,484    417,460
*   First Copper Technology Co., Ltd............................    87,000     29,160
    First Financial Holding Co., Ltd............................ 1,196,907    854,518
    First Hi-Tec Enterprise Co., Ltd............................    42,969     66,513
    First Insurance Co., Ltd. (The).............................    66,000     30,881
*   First Steamship Co., Ltd....................................   257,311    102,237
#   FLEXium Interconnect, Inc...................................   194,112    610,071
    Flytech Technology Co., Ltd.................................    72,297    183,310
#   FocalTech Systems Co., Ltd..................................   117,228     95,499
    Forest Water Environment Engineering Co., Ltd...............    10,000     18,899

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
TAIWAN -- (Continued)
    Formosa Advanced Technologies Co., Ltd......................  50,000 $   57,084
    Formosa Chemicals & Fibre Corp.............................. 230,000    827,619
    Formosa International Hotels Corp...........................  12,672     64,393
    Formosa Laboratories, Inc...................................  30,403     40,854
    Formosa Petrochemical Corp..................................  67,000    248,639
    Formosa Plastics Corp....................................... 121,000    439,123
    Formosa Taffeta Co., Ltd.................................... 235,000    283,432
    Formosan Rubber Group, Inc.................................. 106,110     59,105
    Formosan Union Chemical..................................... 116,785     52,953
    Fortune Electric Co., Ltd...................................  40,000     27,125
    Founding Construction & Development Co., Ltd................  72,000     37,484
    Foxconn Technology Co., Ltd................................. 179,535    402,791
    Foxsemicon Integrated Technology, Inc.......................  36,357    168,768
    Froch Enterprise Co., Ltd................................... 131,000     59,183
    FSP Technology, Inc.........................................  45,000     30,384
    Fubon Financial Holding Co., Ltd............................ 890,000  1,315,232
    Fulgent Sun International Holding Co., Ltd..................  41,646     89,876
    Fullerton Technology Co., Ltd...............................  23,000     15,862
    Fulltech Fiber Glass Corp................................... 127,000     64,878
    G Shank Enterprise Co., Ltd.................................  49,000     37,649
    Gallant Precision Machining Co., Ltd........................  83,000     65,102
    Gamania Digital Entertainment Co., Ltd......................  54,000    131,953
    GCS Holdings, Inc...........................................   9,000     17,690
    GEM Services, Inc...........................................  31,100     72,317
    Gemtek Technology Corp...................................... 128,000    107,849
    General Interface Solution Holding, Ltd..................... 105,000    407,397
    General Plastic Industrial Co., Ltd.........................  20,480     23,440
    Generalplus Technology, Inc.................................  19,000     22,043
    Genesys Logic, Inc..........................................  35,000     41,242
#   Genius Electronic Optical Co., Ltd..........................  33,000    424,185
*   GeoVision, Inc..............................................  22,977     24,303
    Getac Technology Corp....................................... 163,000    245,504
    Giant Manufacturing Co., Ltd................................  87,000    663,517
    Giantplus Technology Co., Ltd............................... 151,000     58,160
#   Gigabyte Technology Co., Ltd................................ 174,000    280,102
*   Gigastorage Corp............................................ 142,000     27,653
    Ginko International Co., Ltd................................  13,000     89,131
    Global Brands Manufacture, Ltd.............................. 121,000     56,734
    Global Lighting Technologies, Inc...........................  25,000     31,597
    Global Mixed Mode Technology, Inc...........................  10,000     26,498
    Global PMX Co., Ltd.........................................  15,000     54,500
    Global Unichip Corp.........................................  21,000    154,729
    Globalwafers Co., Ltd.......................................  24,000    263,081
    Globe Union Industrial Corp.................................  99,000     55,953
    Gloria Material Technology Corp............................. 173,680    111,088
*   Gold Circuit Electronics, Ltd............................... 160,000     65,006
    Golden Friends Corp.........................................  15,000     27,770
    Goldsun Building Materials Co., Ltd......................... 363,000     97,667
    Good Will Instrument Co., Ltd...............................  25,000     22,422
    Gourmet Master Co., Ltd.....................................  26,237    167,380
    Grand Fortune Securities Co., Ltd...........................  54,000     14,795
    Grand Ocean Retail Group, Ltd...............................  31,000     31,839
    Grand Pacific Petrochemical................................. 338,000    233,048
    Grand Plastic Technology Corp...............................   7,000     31,064
    GrandTech CG Systems, Inc...................................  24,000     36,331
    Grape King Bio, Ltd.........................................  32,000    222,171
    Great China Metal Industry..................................  63,000     51,284
    Great Taipei Gas Co., Ltd...................................  42,000     39,695
    Great Wall Enterprise Co., Ltd.............................. 339,000    385,250

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Greatek Electronics, Inc....................................   176,000 $  243,643
*   Green Energy Technology, Inc................................   133,000      1,377
    Green Seal Holding, Ltd.....................................    25,500     30,588
    Hannstar Board Corp.........................................   118,000    125,538
#   HannStar Display Corp....................................... 1,291,000    334,311
#*  HannsTouch Solution, Inc....................................   174,797     85,251
    Hanpin Electron Co., Ltd....................................    14,000     17,194
    Harvatek Corp...............................................    62,000     32,486
    Hey Song Corp...............................................    69,000     70,875
    Highlight Tech Corp.........................................    23,000     19,143
    Highwealth Construction Corp................................   240,300    384,908
    HIM International Music, Inc................................    11,900     40,888
    Hiroca Holdings, Ltd........................................    26,000     63,057
    Hitron Technology, Inc......................................    87,559     60,644
    Hiwin Technologies Corp.....................................    62,216    592,508
    Ho Tung Chemical Corp.......................................   309,125     69,524
    Hocheng Corp................................................   129,000     33,129
    Holiday Entertainment Co., Ltd..............................    18,000     38,178
    Holtek Semiconductor, Inc...................................    98,000    234,926
#   Holy Stone Enterprise Co., Ltd..............................    71,500    238,648
    Hon Hai Precision Industry Co., Ltd......................... 1,156,624  3,256,276
    Hong Pu Real Estate Development Co., Ltd....................    97,000     60,884
    Hong TAI Electric Industrial................................    63,000     19,986
    Hong YI Fiber Industry Co...................................    56,000     36,531
    Horizon Securities Co., Ltd.................................   113,000     24,223
    Hota Industrial Manufacturing Co., Ltd......................    55,786    203,233
#   Hotai Motor Co., Ltd........................................    31,000    469,155
    Hotron Precision Electronic Industrial Co., Ltd.............    28,662     50,461
#   Hsin Kuang Steel Co., Ltd...................................   100,000     98,998
    Hsin Yung Chien Co., Ltd....................................    18,000     50,232
#*  HTC Corp....................................................   148,000    200,541
    Hu Lane Associate, Inc......................................    49,000    137,468
    HUA ENG Wire & Cable Co., Ltd...............................   132,000     40,367
    Hua Nan Financial Holdings Co., Ltd.........................   982,413    642,455
    Huaku Development Co., Ltd..................................   106,000    268,065
    Huang Hsiang Construction Corp..............................    64,000     57,711
    Hung Ching Development & Construction Co., Ltd..............    54,000     38,870
    Hung Sheng Construction, Ltd................................   372,600    272,091
*   Hwa Fong Rubber Industrial Co., Ltd.........................   111,000     43,667
    Ibase Technology, Inc.......................................    49,345     63,409
*   Ichia Technologies, Inc.....................................   138,000     77,174
*   I-Chiun Precision Industry Co., Ltd.........................    92,000     27,019
*   Ideal Bike Corp.............................................    54,000     10,591
    IEI Integration Corp........................................    63,900     70,889
    Infortrend Technology, Inc..................................    63,000     26,010
    Innodisk Corp...............................................    33,432    125,813
    Innolux Corp................................................ 5,590,000  1,793,735
    Inpaq Technology Co., Ltd...................................    24,000     26,642
    Intai Technology Corp.......................................     7,000     24,388
    Integrated Service Technology, Inc..........................    19,680     27,162
    IntelliEPI, Inc.............................................     8,000     17,079
    International CSRC Investment Holdings Co...................   229,020    311,652
    International Games System Co., Ltd.........................    32,000    265,136
    Inventec Corp...............................................   569,000    457,161
    Iron Force Industrial Co., Ltd..............................    14,000     38,538
    I-Sheng Electric Wire & Cable Co., Ltd......................    25,000     35,126
    ITE Technology, Inc.........................................    43,000     48,813
    ITEQ Corp...................................................   114,000    376,471
    Jarllytec Co., Ltd..........................................    21,000     46,082

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Jentech Precision Industrial Co., Ltd.......................  20,000 $ 75,913
    Jess-Link Products Co., Ltd.................................  22,250   22,986
    Jih Lin Technology Co., Ltd.................................  28,000   59,433
#   Jih Sun Financial Holdings Co., Ltd......................... 668,452  212,526
    Jinli Group Holdings, Ltd...................................  56,056   32,004
    Johnson Health Tech Co., Ltd................................  26,065   37,324
    Jourdeness Group, Ltd.......................................  21,000   69,063
    K Laser Technology, Inc..................................... 111,000   51,212
    Kaori Heat Treatment Co., Ltd...............................  13,000   18,682
    Kaulin Manufacturing Co., Ltd...............................  45,000   24,552
    Kayee International Group Co., Ltd..........................   8,000   27,313
    KEE TAI Properties Co., Ltd................................. 156,000   58,547
    Kenda Rubber Industrial Co., Ltd............................ 127,899  124,799
    Kenmec Mechanical Engineering Co., Ltd......................  84,000   39,034
    Kerry TJ Logistics Co., Ltd.................................  45,000   53,528
    Key Ware Electronics Co., Ltd...............................  53,858   16,725
    Kindom Construction Corp.................................... 143,000   97,604
    King Chou Marine Technology Co., Ltd........................  36,340   45,222
    King Slide Works Co., Ltd...................................   9,000   94,639
    King Yuan Electronics Co., Ltd.............................. 707,000  655,718
    Kingpak Technology, Inc.....................................   7,000   39,633
#   King's Town Bank Co., Ltd................................... 345,000  369,125
    King's Town Construction Co., Ltd...........................  34,000   28,433
    Kinik Co....................................................  59,000  117,919
*   Kinko Optical Co., Ltd......................................  39,000   38,189
    Kinpo Electronics........................................... 495,000  176,436
    Kinsus Interconnect Technology Corp......................... 112,000  169,165
    KMC Kuei Meng International, Inc............................  32,300  118,215
    KS Terminals, Inc...........................................  32,000   47,540
    Kung Long Batteries Industrial Co., Ltd.....................  33,000  175,382
    Kung Sing Engineering Corp.................................. 101,000   23,924
*   Kuo Toong International Co., Ltd............................  59,224   42,230
    Kuoyang Construction Co., Ltd............................... 165,642   64,269
    Kwong Fong Industries Corp..................................  22,464   10,784
    Kwong Lung Enterprise Co., Ltd..............................  20,000   31,794
    KYE Systems Corp............................................  99,000   28,252
    L&K Engineering Co., Ltd....................................  71,000   63,192
    La Kaffa International Co., Ltd.............................  11,000   35,310
    LAN FA Textile..............................................  93,000   23,063
#   Land Mark Optoelectronics Corp..............................  20,000  179,337
    Lanner Electronics, Inc.....................................  30,600   77,033
    Largan Precision Co., Ltd...................................   4,000  600,490
    Laser Tek Taiwan Co., Ltd...................................  14,000   13,608
    Laster Tech Corp., Ltd......................................  17,405   21,878
    Lealea Enterprise Co., Ltd.................................. 276,000   89,859
    Ledlink Optics, Inc.........................................  17,850   15,846
    LEE CHI Enterprises Co., Ltd................................  36,000   11,722
    Lelon Electronics Corp......................................  30,850   40,415
    Lemtech Holdings Co., Ltd...................................   7,000   32,789
    LES Enphants Co., Ltd.......................................  53,000   14,922
    Lextar Electronics Corp..................................... 102,000   57,866
    Li Cheng Enterprise Co., Ltd................................  34,238   75,087
*   Li Peng Enterprise Co., Ltd................................. 283,600   66,970
    Lian HWA Food Corp..........................................  28,388   42,070
    Lida Holdings, Ltd..........................................  14,000   26,375
    Lien Hwa Industrial Corp.................................... 242,481  266,071
    Lifestyle Global Enterprise, Inc............................  11,000   41,324
    Lingsen Precision Industries, Ltd........................... 174,000   54,023
    Lion Travel Service Co., Ltd................................  20,000   55,449

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Lite-On Semiconductor Corp..................................   106,000 $  119,059
    Lite-On Technology Corp.....................................   700,417    988,259
    Long Bon International Co., Ltd.............................   158,875     88,735
#   Long Chen Paper Co., Ltd....................................   172,316    101,056
    Longwell Co.................................................    24,000     42,269
    Lotes Co., Ltd..............................................    33,653    239,008
    Lu Hai Holding Corp.........................................    13,199     18,854
    Lumax International Corp., Ltd..............................    21,600     50,285
    Lung Yen Life Service Corp..................................    49,000     97,289
*   LuxNet Corp.................................................    39,207     28,769
    Macauto Industrial Co., Ltd.................................    33,000     92,011
    Machvision, Inc.............................................     9,000    123,420
    Macronix International......................................   740,798    576,398
    Makalot Industrial Co., Ltd.................................   100,167    691,093
    Marketech International Corp................................     9,000     15,735
    Materials Analysis Technology, Inc..........................    27,257     66,930
    Mayer Steel Pipe Corp.......................................    64,000     33,042
    MediaTek, Inc...............................................    42,000    402,550
    Mega Financial Holding Co., Ltd............................. 1,141,975  1,096,362
    Meiloon Industrial Co.......................................    42,750     30,330
    Mercuries & Associates Holding, Ltd.........................   189,573    107,382
#*  Mercuries Life Insurance Co., Ltd...........................   406,319    146,028
    Merida Industry Co., Ltd....................................    13,000     75,755
    Merry Electronics Co., Ltd..................................    75,191    433,087
*   Microbio Co., Ltd...........................................   139,000     65,955
    Micro-Star International Co., Ltd...........................   187,000    519,425
    Mildef Crete, Inc...........................................    26,000     36,186
    MIN AIK Technology Co., Ltd.................................    58,600     30,091
    Mirle Automation Corp.......................................    99,000    160,410
    Mitac Holdings Corp.........................................   264,087    273,827
    Mobiletron Electronics Co., Ltd.............................    16,000     19,338
    momo.com, Inc...............................................     8,000     71,397
*   Motech Industries, Inc......................................   153,589     42,586
    MPI Corp....................................................    30,000     68,333
    Nak Sealing Technologies Corp...............................    29,000     67,784
    Namchow Holdings Co., Ltd...................................    87,000    150,070
    Nan Kang Rubber Tire Co., Ltd...............................   103,000    118,052
    Nan Liu Enterprise Co., Ltd.................................     7,000     37,429
    Nan Ya Plastics Corp........................................   337,000    852,576
    Nan Ya Printed Circuit Board Corp...........................    85,000    128,000
    Nang Kuang Pharmaceutical Co., Ltd..........................    14,000     13,873
    Nantex Industry Co., Ltd....................................   137,780    145,507
    Nanya Technology Corp.......................................   137,432    291,870
    National Aerospace Fasteners Corp...........................     8,000     21,711
    Netronix, Inc...............................................    31,000     42,979
    New Best Wire Industrial Co., Ltd...........................    14,400     11,937
    New Era Electronics Co., Ltd................................    29,000     21,482
    Nexcom International Co., Ltd...............................    13,000     11,820
#   Nichidenbo Corp.............................................    93,030    175,639
    Nien Hsing Textile Co., Ltd.................................    51,245     46,765
    Nien Made Enterprise Co., Ltd...............................    29,000    227,551
    Nishoku Technology, Inc.....................................    16,000     28,171
    Nova Technology Corp........................................     5,000     27,692
    Novatek Microelectronics Corp...............................   158,000  1,033,582
    Nuvoton Technology Corp.....................................    49,000     77,877
    O-Bank Co., Ltd.............................................   476,000    121,818
*   Ocean Plastics Co., Ltd.....................................    30,000     26,367
    On-Bright Electronics, Inc..................................    19,120    110,992
    OptoTech Corp...............................................   138,693    104,497

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Orient Europharma Co., Ltd..................................     8,000 $   14,874
*   Orient Semiconductor Electronics, Ltd.......................   139,107     72,202
#   Oriental Union Chemical Corp................................   355,000    298,981
    O-TA Precision Industry Co., Ltd............................    21,422     18,826
    Pacific Hospital Supply Co., Ltd............................    15,000     35,582
    Paiho Shih Holdings Corp....................................    43,956     68,324
*   Pan Jit International, Inc..................................   173,000    152,729
    Pan-International Industrial Corp...........................   156,000    133,234
    Pao long International Co., Ltd.............................    21,000     10,682
    Parade Technologies, Ltd....................................    34,000    576,427
*   Paragon Technologies Co., Ltd...............................    26,000     15,907
    Parpro Corp.................................................    19,000     22,395
*   PChome Online, Inc..........................................    10,022     42,656
    PCL Technologies, Inc.......................................    15,180     46,352
    P-Duke Technology Co., Ltd..................................    20,700     68,733
    Pegatron Corp...............................................   590,000  1,115,376
    PharmaEngine, Inc...........................................     3,599     12,419
    Pharmally International Holding Co., Ltd....................     8,567     59,423
*   Phihong Technology Co., Ltd.................................   149,222     49,599
    Phison Electronics Corp.....................................    69,000    649,841
    Pixart Imaging, Inc.........................................    14,000     44,832
    Planet Technology Corp......................................    21,000     43,859
    Plastron Precision Co., Ltd.................................    24,720     12,064
    Plotech Co., Ltd............................................    24,000     13,421
    Polytronics Technology Corp.................................    24,000     45,180
    Posiflex Technology, Inc....................................    29,284    103,358
    Pou Chen Corp............................................... 1,267,000  1,541,366
    Power Wind Health Industry, Inc.............................     6,240     40,219
    Powertech Technology, Inc...................................   394,000    983,721
    Poya International Co., Ltd.................................    16,181    196,153
    President Chain Store Corp..................................    55,000    513,159
    President Securities Corp...................................   374,811    163,177
    Primax Electronics, Ltd.....................................   251,000    514,076
    Prince Housing & Development Corp...........................   480,000    173,191
    Promate Electronic Co., Ltd.................................    39,000     40,905
*   Promise Technology, Inc.....................................    26,000      6,764
#   Prosperity Dielectrics Co., Ltd.............................    46,086    104,520
    Qisda Corp..................................................   532,000    338,839
    QST International Corp......................................    28,000     73,405
    Qualipoly Chemical Corp.....................................    21,000     20,031
    Quang Viet Enterprise Co., Ltd..............................    17,000     86,302
    Quanta Computer, Inc........................................   350,000    671,183
    Quanta Storage, Inc.........................................    79,000    145,522
    Quintain Steel Co., Ltd.....................................   123,309     32,371
    Radiant Opto-Electronics Corp...............................   246,000    831,416
*   Radium Life Tech Co., Ltd...................................   281,460    123,411
    Rafael Microelectronics, Inc................................    12,000     65,220
    Realtek Semiconductor Corp..................................    80,000    542,426
    Rechi Precision Co., Ltd....................................   170,000    142,275
    Rich Development Co., Ltd...................................   234,000     68,742
    RichWave Technology Corp....................................    25,300     45,602
*   Ritek Corp..................................................   403,491    135,116
    Rodex Fasteners Corp........................................    13,000     19,325
#*  Roo Hsing Co., Ltd..........................................   321,000    143,596
*   Rotam Global Agrosciences, Ltd..............................    32,000     19,593
    Ruentex Development Co., Ltd................................   144,952    199,104
    Ruentex Industries, Ltd.....................................   172,200    411,578
    Run Long Construction Co., Ltd..............................    78,000    167,265
    Samebest Co., Ltd...........................................     4,800     20,857

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
TAIWAN -- (Continued)
    Sampo Corp..................................................   118,400 $ 64,003
    San Fang Chemical Industry Co., Ltd.........................    60,679   46,667
    San Far Property, Ltd.......................................    41,000   25,428
    San Shing Fastech Corp......................................    51,000   89,839
    Sanitar Co., Ltd............................................    13,000   16,221
    Sanyang Motor Co., Ltd......................................   151,000   98,475
    SCI Pharmtech, Inc..........................................    13,000   39,662
    Scientech Corp..............................................    27,000   62,061
    SDI Corp....................................................    57,000  129,230
    Senao International Co., Ltd................................    28,000   32,251
    Senao Networks, Inc.........................................    13,000   44,925
#   Sercomm Corp................................................   131,000  288,871
    Sesoda Corp.................................................    63,999   54,074
    Shan-Loong Transportation Co., Ltd..........................    32,000   31,170
    Sharehope Medicine Co., Ltd.................................    13,330   12,215
    Sheng Yu Steel Co., Ltd.....................................    40,000   24,991
    ShenMao Technology, Inc.....................................    21,000   13,574
    Shih Her Technologies, Inc..................................     9,000   13,615
*   Shih Wei Navigation Co., Ltd................................   126,591   38,604
    Shihlin Electric & Engineering Corp.........................    67,000   90,587
#   Shin Kong Financial Holding Co., Ltd........................ 2,644,094  749,169
    Shin Zu Shing Co., Ltd......................................    48,000  182,863
*   Shining Building Business Co., Ltd..........................   189,735   62,356
    Shinkong Insurance Co., Ltd.................................    89,000  111,871
    Shinkong Synthetic Fibers Corp..............................   487,000  214,322
    Shiny Chemical Industrial Co., Ltd..........................    29,000   82,016
*   Shuttle, Inc................................................    76,000   29,469
    Sigurd Microelectronics Corp................................   226,000  225,673
    Silergy Corp................................................     7,000  114,813
*   Silicon Integrated Systems Corp.............................   179,146   51,315
*   Silitech Technology Corp....................................    58,000   27,548
    Simplo Technology Co., Ltd..................................    49,600  421,248
    Sinbon Electronics Co., Ltd.................................   117,064  413,413
    Sincere Navigation Corp.....................................   108,000   60,142
    Single Well Industrial Corp.................................    23,000   18,117
    Sinher Technology, Inc......................................    28,000   45,140
    Sinmag Equipment Corp.......................................    17,420   69,420
    Sino-American Silicon Products, Inc.........................   268,000  581,057
    Sinon Corp..................................................   243,000  148,266
    SinoPac Financial Holdings Co., Ltd......................... 1,682,445  648,535
    Sinphar Pharmaceutical Co., Ltd.............................    50,000   32,449
    Sinyi Realty Co.............................................   128,544  130,856
    Sirtec International Co., Ltd...............................    40,800   32,623
    Sitronix Technology Corp....................................    51,000  210,040
    Siward Crystal Technology Co., Ltd..........................    64,000   43,163
    Soft-World International Corp...............................    21,000   49,754
*   Solar Applied Materials Technology Co.......................    86,262   52,416
    Solomon Technology Corp.....................................    56,000   43,138
    Solteam Electronics Co., Ltd................................    11,110   10,054
    Song Shang Electronics Co., Ltd.............................    26,000   14,298
    Sonix Technology Co., Ltd...................................    29,000   29,500
    Spirox Corp.................................................    29,000   24,520
    Sporton International, Inc..................................    16,491   97,842
    St Shine Optical Co., Ltd...................................    17,000  317,612
    Standard Chemical & Pharmaceutical Co., Ltd.................    32,000   34,194
    Standard Foods Corp.........................................   102,402  181,215
    Stark Technology, Inc.......................................    34,200   62,123
    Sunjuice Holdings Co., Ltd..................................     5,000   27,511
    Sunko INK Co., Ltd..........................................    29,000    8,732

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Sunny Friend Environmental Technology Co., Ltd..............    18,000 $  153,321
#   Sunonwealth Electric Machine Industry Co., Ltd..............   113,000    132,828
    Sunplus Technology Co., Ltd.................................   226,000     92,999
    Sunrex Technology Corp......................................    42,561     25,850
    Sunspring Metal Corp........................................    35,000     39,844
    Supreme Electronics Co., Ltd................................   136,509    136,301
    Swancor Holding Co., Ltd....................................    11,000     33,624
    Symtek Automation Asia Co., Ltd.............................    15,000     28,989
    Syncmold Enterprise Corp....................................    45,000    127,193
    Synmosa Biopharma Corp......................................    17,599     16,815
    Synnex Technology International Corp........................   276,250    344,715
    Sysage Technology Co., Ltd..................................    22,000     25,488
    Systex Corp.................................................    51,000    112,133
    T3EX Global Holdings Corp...................................    18,000     16,274
#   TA Chen Stainless Pipe......................................   338,260    480,553
    Ta Liang Technology Co., Ltd................................    32,000     43,251
    Ta Ya Electric Wire & Cable.................................   212,000     74,949
    Ta Yih Industrial Co., Ltd..................................    17,000     34,995
#   TA-I Technology Co., Ltd....................................    33,000     55,541
*   Tai Tung Communication Co., Ltd.............................    59,000     35,768
    Taichung Commercial Bank Co., Ltd...........................   931,092    361,639
    TaiDoc Technology Corp......................................    26,471    131,667
    Taiflex Scientific Co., Ltd.................................    89,060    114,848
*   TaiMed Biologics, Inc.......................................     6,000     30,521
    Taimide Tech, Inc...........................................    49,000     83,284
    Tainan Enterprises Co., Ltd.................................    28,000     21,913
    Tainan Spinning Co., Ltd....................................   426,240    166,308
*   Tainergy Tech Co., Ltd......................................    81,000     12,316
    Tainet Communication System Corp............................    12,000     23,826
    Tai-Saw Technology Co., Ltd.................................    27,000     17,991
    Taishin Financial Holding Co., Ltd.......................... 1,640,722    743,984
    Taisun Enterprise Co., Ltd..................................    61,000     38,694
*   Taita Chemical Co., Ltd.....................................   104,000     34,553
    Taiwan Business Bank........................................ 1,028,866    424,820
    Taiwan Cement Corp..........................................   746,900  1,015,894
    Taiwan Chinsan Electronic Industrial Co., Ltd...............    26,919     33,319
    Taiwan Cogeneration Corp....................................   114,000     99,234
    Taiwan Cooperative Financial Holding Co., Ltd............... 1,284,810    852,759
    Taiwan FamilyMart Co., Ltd..................................     4,000     28,622
    Taiwan Fertilizer Co., Ltd..................................   150,000    218,430
    Taiwan Fire & Marine Insurance Co., Ltd.....................    73,000     47,846
    Taiwan FU Hsing Industrial Co., Ltd.........................    36,000     47,413
    Taiwan Glass Industry Corp..................................   317,046    126,842
    Taiwan High Speed Rail Corp.................................   134,000    163,181
    Taiwan Hon Chuan Enterprise Co., Ltd........................   152,927    245,580
    Taiwan Hopax Chemicals Manufacturing Co., Ltd...............    78,000     49,029
*   Taiwan Land Development Corp................................   286,666     81,159
    Taiwan Mobile Co., Ltd......................................   117,000    427,803
    Taiwan Navigation Co., Ltd..................................    69,000     43,454
    Taiwan Optical Platform Co., Ltd............................     5,252     18,925
    Taiwan Paiho, Ltd...........................................   152,000    372,199
    Taiwan PCB Techvest Co., Ltd................................   101,000    123,912
*   Taiwan Prosperity Chemical Corp.............................    84,000     60,517
    Taiwan Pulp & Paper Corp....................................   117,000     71,738
    Taiwan Sakura Corp..........................................    51,200     67,901
    Taiwan Secom Co., Ltd.......................................    46,000    128,620
    Taiwan Semiconductor Co., Ltd...............................   111,000    200,764
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
      ADR.......................................................   134,422  5,890,372
    Taiwan Semiconductor Manufacturing Co., Ltd.................   557,000  4,676,589

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Taiwan Shin Kong Security Co., Ltd..........................    56,000 $   69,330
    Taiwan Steel Union Co., Ltd.................................     5,000     16,134
    Taiwan Styrene Monomer......................................   292,000    236,612
    Taiwan Surface Mounting Technology Corp.....................   107,800    204,191
    Taiwan Taxi Co., Ltd........................................     6,300     13,056
    Taiwan TEA Corp.............................................   310,000    156,495
#   Taiwan Union Technology Corp................................   113,000    412,512
    Taiyen Biotech Co., Ltd.....................................    42,000     43,252
#*  Tatung Co., Ltd.............................................   807,000    622,821
    TCI Co., Ltd................................................    16,500    246,336
    Te Chang Construction Co., Ltd..............................    17,000     15,865
#   Teco Electric and Machinery Co., Ltd........................   413,000    309,485
    Tehmag Foods Corp...........................................     9,600     66,381
    Test Research, Inc..........................................    88,000    153,428
    Test-Rite International Co., Ltd............................    62,000     42,561
*   Tex-Ray Industrial Co., Ltd.................................    50,000     16,574
    Thinking Electronic Industrial Co., Ltd.....................    47,000    126,914
    Thye Ming Industrial Co., Ltd...............................    56,000     58,114
    Ton Yi Industrial Corp......................................   294,000    119,440
    Tong Hsing Electronic Industries, Ltd.......................    46,000    171,409
    Tong Yang Industry Co., Ltd.................................   199,000    284,265
*   Tong-Tai Machine & Tool Co., Ltd............................    85,060     57,848
#   TOPBI International Holdings, Ltd...........................    41,111    116,471
    Topco Scientific Co., Ltd...................................    48,876    140,281
    Topkey Corp.................................................    18,000     80,896
    Topoint Technology Co., Ltd.................................    43,200     28,261
    Toung Loong Textile Manufacturing...........................    42,000     65,502
#   TPK Holding Co., Ltd........................................   212,000    392,977
    Trade-Van Information Services Co...........................    11,000     12,467
    Transcend Information, Inc..................................    50,000    113,288
    Tripod Technology Corp......................................   181,000    581,153
    Tsang Yow Industrial Co., Ltd...............................    20,000     12,590
    Tsann Kuen Enterprise Co., Ltd..............................    16,000     10,643
    TSC Auto ID Technology Co., Ltd.............................    12,300    112,901
*   TSEC Corp...................................................   130,997     28,937
    TSRC Corp...................................................   179,000    164,907
    Ttet Union Corp.............................................    22,000     75,444
    TTFB Co., Ltd...............................................     3,000     25,066
    TTY Biopharm Co., Ltd.......................................   118,000    313,512
    Tul Corp....................................................    14,000     29,859
    Tung Ho Steel Enterprise Corp...............................   303,000    216,788
    Tung Thih Electronic Co., Ltd...............................    28,000     66,048
    TURVO International Co., Ltd................................    35,410     88,043
*   TWi Pharmaceuticals, Inc....................................    11,000     25,121
#   TXC Corp....................................................    99,000    115,551
    TYC Brother Industrial Co., Ltd.............................   116,000    102,677
*   Tycoons Group Enterprise....................................   143,700     30,414
    Tyntek Corp.................................................   108,000     60,195
    UDE Corp....................................................    65,000     62,773
    Ultra Chip, Inc.............................................    35,000     49,028
    U-Ming Marine Transport Corp................................   176,000    184,277
    Unimicron Technology Corp...................................   527,000    589,023
#   Union Bank Of Taiwan........................................   378,490    134,207
    Uni-President Enterprises Corp..............................   463,560  1,101,732
    Unitech Computer Co., Ltd...................................    35,000     23,572
    Unitech Printed Circuit Board Corp..........................   368,540    226,356
    United Integrated Services Co., Ltd.........................    64,000    285,186
    United Microelectronics Corp................................ 4,851,000  2,115,268
    United Orthopedic Corp......................................    18,422     28,148

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    United Radiant Technology...................................    34,000 $   24,011
*   United Renewable Energy Co., Ltd............................   746,960    254,491
*   Unity Opto Technology Co., Ltd..............................   146,000     46,340
    Universal Cement Corp.......................................   158,120    101,837
    Universal Microwave Technology, Inc.........................    19,177     62,460
*   Unizyx Holding Corp.........................................   111,000     82,952
    UPC Technology Corp.........................................   279,936    114,447
    Userjoy Technology Co., Ltd.................................     7,699     16,580
    USI Corp....................................................   443,204    170,117
    Usun Technology Co., Ltd....................................    11,200     11,126
    Utechzone Co., Ltd..........................................    25,000     55,395
    Vanguard International Semiconductor Corp...................   246,000    546,618
    VHQ Media Holdings, Ltd.....................................    11,000     43,454
    Victory New Materials, Ltd. Co..............................    52,030     35,154
    Visual Photonics Epitaxy Co., Ltd...........................    66,500    182,064
    Vivotek, Inc................................................    21,525     78,408
    Voltronic Power Technology Corp.............................     7,150    141,242
    Wafer Works Corp............................................   131,046    166,281
    Waffer Technology Corp......................................    31,000     13,054
*   Wah Hong Industrial Corp....................................    27,000     22,654
    Wah Lee Industrial Corp.....................................    68,000    119,108
    Walsin Lihwa Corp...........................................   798,000    448,445
#   Walsin Technology Corp......................................   109,398    676,438
    Walton Advanced Engineering, Inc............................   164,000     59,518
    Wan Hai Lines, Ltd..........................................   200,000    105,538
    Waterland Financial Holdings Co., Ltd....................... 1,012,584    340,909
*   Wei Chuan Foods Corp........................................    57,000     49,881
    Weikeng Industrial Co., Ltd.................................    91,189     60,401
    Well Shin Technology Co., Ltd...............................    34,000     59,480
    Wholetech System Hitech, Ltd................................    19,000     19,579
    Win Semiconductors Corp.....................................    96,840    651,779
    Winbond Electronics Corp.................................... 2,078,804  1,082,670
    Winstek Semiconductor Co., Ltd..............................    41,000     34,709
    Wisdom Marine Lines Co., Ltd................................   137,076    130,431
    Wisechip Semiconductor, Inc.................................     4,000      6,230
    Wistron Corp................................................   890,288    739,090
    Wistron NeWeb Corp..........................................   146,267    378,933
    Wonderful Hi-Tech Co., Ltd..................................    42,000     27,233
    Wowprime Corp...............................................    41,000    123,254
    WPG Holdings, Ltd...........................................   350,520    462,628
    WT Microelectronics Co., Ltd................................   201,567    266,314
*   WUS Printed Circuit Co., Ltd................................   109,550     90,932
    XAC Automation Corp.........................................    27,000     25,126
    XPEC Entertainment, Inc.....................................    17,960      1,441
    Xxentria Technology Materials Corp..........................    27,000     68,379
#   Yageo Corp..................................................    64,425    639,083
*   Yang Ming Marine Transport Corp.............................   460,215    130,771
    YC Co., Ltd.................................................   164,065     72,741
    YC INOX Co., Ltd............................................    75,900     64,263
    Yea Shin International Development Co., Ltd.................    79,988     49,110
#   Yeong Guan Energy Technology Group Co., Ltd.................    41,401    109,752
    YFC-Boneagle Electric Co., Ltd..............................    50,000     48,116
    YFY, Inc....................................................   454,000    174,943
    Yi Jinn Industrial Co., Ltd.................................    92,800     42,392
#   Yieh Phui Enterprise Co., Ltd...............................   366,524    111,797
    Yonyu Plastics Co., Ltd.....................................    38,000     44,472
    Young Fast Optoelectronics Co., Ltd.........................    52,000     29,349
    Youngtek Electronics Corp...................................    47,160     70,603
    Yuanta Financial Holding Co., Ltd........................... 1,991,918  1,155,329

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
TAIWAN -- (Continued)
    Yuanta Futures Co., Ltd.....................................    14,000 $     21,398
    Yuen Chang Stainless Steel Co., Ltd.........................    30,000       24,386
    Yulon Finance Corp..........................................    72,000      269,337
    Yulon Motor Co., Ltd........................................   344,000      217,252
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.............    14,000       33,282
    Yungshin Construction & Development Co., Ltd................    14,000       15,887
    YungShin Global Holding Corp................................    42,800       58,319
    Yungtay Engineering Co., Ltd................................   103,000      215,018
    Zeng Hsing Industrial Co., Ltd..............................    32,000      156,113
    Zenitron Corp...............................................    78,000       57,714
    Zero One Technology Co., Ltd................................    35,000       31,875
    Zhen Ding Technology Holding, Ltd...........................   265,000      948,080
    Zig Sheng Industrial Co., Ltd...............................   168,000       48,373
#   Zinwell Corp................................................   115,000       85,459
    Zippy Technology Corp.......................................    55,000       65,355
    ZongTai Real Estate Development Co., Ltd....................    74,700       46,038
                                                                           ------------
TOTAL TAIWAN....................................................            144,026,769
                                                                           ------------
THAILAND -- (0.7%)
    AAPICO Hitech PCL...........................................    12,000        7,630
    Advanced Info Service PCL...................................    49,500      294,597
    Advanced Information Technology PCL.........................    24,600       16,259
    AEON Thana Sinsap Thailand PCL..............................    29,800      172,219
    After You PCL...............................................    47,400       13,437
    Airports of Thailand PCL....................................   133,500      286,445
    AJ Plast PCL................................................    58,400       18,201
    Amata Corp. PCL.............................................    67,300       47,221
    Ananda Development PCL......................................   531,100       66,211
    AP Thailand PCL.............................................   413,300      102,273
    Asia Aviation PCL...........................................   442,700       59,073
    Asia Plus Group Holdings PCL................................   419,700       40,491
    Asia Sermkij Leasing PCL....................................    16,400       12,123
    Asian Seafoods Coldstorage PCL..............................    76,400       18,786
    B Grimm Power PCL...........................................    63,900       67,553
    Bangchak Corp. PCL..........................................   218,500      222,435
    Bangkok Airways PCL.........................................   218,000       80,576
    Bangkok Aviation Fuel Services PCL..........................    90,200      103,126
    Bangkok Bank PCL............................................     9,900       64,812
    Bangkok Bank PCL............................................    11,900       75,668
    Bangkok Chain Hospital PCL..................................   313,200      178,551
    Bangkok Dusit Medical Services PCL, Class F.................   135,400      108,150
    Bangkok Expressway & Metro PCL.............................. 1,397,740      477,224
    Bangkok Land PCL............................................ 3,625,000      178,269
    Bangkok Life Assurance PCL..................................   136,800      121,052
    Bangkok Ranch PCL...........................................    89,300       10,406
    Banpu PCL...................................................   677,300      347,932
    Banpu Power PCL.............................................   127,400       90,986
    BCPG PCL....................................................    89,900       50,969
    Beauty Community PCL........................................   597,700      130,118
*   BEC World PCL...............................................   756,252      213,196
    Berli Jucker PCL............................................    52,451       84,611
    Better World Green PCL......................................   506,200       17,441
    Big Camera Corp. PCL........................................ 1,122,000       43,228
    BJC Heavy Industries PCL....................................   223,400       14,975
    BTS Group Holdings PCL......................................   263,900       97,542
    Bumrungrad Hospital PCL.....................................    31,600      175,198
    Buriram Sugar PCL...........................................    74,480       14,581
    Cal-Comp Electronics Thailand PCL...........................   751,690       44,736
    Carabao Group PCL, Class F..................................    38,100       69,517

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
THAILAND -- (Continued)
    Central Pattana PCL.........................................    75,200 $177,842
    Central Plaza Hotel PCL.....................................   175,100  234,472
    CH Karnchang PCL............................................    59,700   50,023
    Charoen Pokphand Foods PCL..................................   502,300  428,745
    Chularat Hospital PCL, Class F.............................. 1,103,200   67,730
    CK Power PCL................................................   661,600  121,233
    Com7 PCL....................................................   111,800   68,989
*   Country Group Development PCL...............................   270,500    9,236
    CP ALL PCL..................................................   171,500  416,327
    Dhipaya Insurance PCL.......................................   133,200   98,466
    Diamond Building Products PCL...............................   227,200   38,786
    Dynasty Ceramic PCL......................................... 1,001,020   64,592
    Eastern Polymer Group PCL, Class F..........................   158,200   32,210
    Eastern Printing PCL........................................    81,564    8,635
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   233,400   83,344
    Electricity Generating PCL..................................    22,100  204,905
    Energy Absolute PCL.........................................   138,800  242,384
*   Energy Earth PCL............................................   286,200    2,455
    Erawan Group PCL (The)......................................   879,800  191,530
    Esso Thailand PCL...........................................   514,700  178,956
    Forth Corp. PCL.............................................    52,900    9,859
    Forth Smart Service PCL.....................................    86,500   20,457
    Fortune Parts Industry PCL..................................    77,300    5,521
    GFPT PCL....................................................   176,100   85,499
*   Global Green Chemicals PCL, Class F.........................    68,400   26,353
    Global Power Synergy PCL....................................    60,700  118,358
    Glow Energy PCL.............................................    58,900  168,813
    Golden Land Property Development PCL........................   184,500   47,967
    Hana Microelectronics PCL...................................    63,700   64,847
    Home Product Center PCL.....................................   569,220  279,930
    Ichitan Group PCL...........................................    66,400    8,195
    Indorama Ventures PCL.......................................   182,500  261,531
    Interhides PCL..............................................    97,300   20,725
    Interlink Communication PCL.................................    52,200    8,748
    Intouch Holdings PCL........................................    14,300   26,652
    IRPC PCL.................................................... 3,454,600  611,386
*   Italian-Thai Development PCL................................ 1,131,400   82,928
    Jasmine International PCL................................... 2,172,500  381,081
    Jay Mart PCL................................................   138,483   40,341
    JWD Infologistics PCL.......................................   233,700   63,686
    Kang Yong Electric PCL......................................       100    1,278
    Karmarts PCL................................................    84,900   10,584
    Kasikornbank PCL............................................    12,200   72,990
    Kasikornbank PCL............................................    70,000  418,794
    KCE Electronics PCL.........................................   233,100  181,077
    KGI Securities Thailand PCL.................................   584,100   79,405
    Khon Kaen Sugar Industry PCL................................   523,596   49,202
    Kiatnakin Bank PCL..........................................   107,700  222,653
    Krung Thai Bank PCL.........................................   516,000  305,478
    Krungthai Card PCL..........................................   414,000  525,200
    Land & Houses PCL...........................................   316,600  111,070
    Lanna Resources PCL.........................................   121,200   43,279
    LH Financial Group PCL...................................... 2,832,800  132,212
    Loxley PCL..................................................   395,800   25,044
    LPN Development PCL.........................................   181,700   39,840
    Major Cineplex Group PCL....................................   245,200  218,894
    Maybank Kim Eng Securities Thailand PCL.....................   112,900   35,718
    MBK PCL.....................................................   218,200  143,530
    MC Group PCL................................................   101,000   28,631

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
*   MCOT PCL....................................................    39,800 $   13,339
    MCS Steel PCL...............................................   101,800     22,321
    Mega Lifesciences PCL.......................................   100,400    113,215
    Minor International PCL.....................................   130,970    153,841
    MK Restaurants Group PCL....................................    50,500    115,078
    Mono Technology PCL.........................................   829,300     47,537
    Muangthai Capital PCL.......................................   110,300    177,931
    Namyong Terminal PCL........................................    65,900     10,734
    Netbay PCL..................................................    13,100     12,413
    Origin Property PCL, Class F................................   285,200     70,574
    Padaeng Industry PCL........................................    33,900     12,742
    PCS Machine Group Holding PCL...............................    40,200      8,751
*   Plan B Media Pcl, Class F...................................   276,600     58,916
    Polyplex Thailand PCL.......................................   171,000     76,595
*   Power Solution Technologies PCL.............................   474,700      9,219
*   Precious Shipping PCL.......................................   216,100     56,183
    Premier Marketing PCL.......................................   116,700     31,254
    Property Perfect PCL........................................ 1,590,900     40,863
    Pruksa Holding PCL..........................................   319,400    188,088
    PTG Energy PCL..............................................   448,900    154,672
    PTT Exploration & Production PCL............................   241,700  1,010,711
    PTT Global Chemical PCL.....................................   371,100    799,158
    PTT PCL..................................................... 1,762,000  2,690,603
    Pylon PCL...................................................    73,200     14,445
    Quality Houses PCL.......................................... 1,825,983    169,300
    Raimon Land PCL.............................................   559,200     22,245
    Rajthanee Hospital PCL......................................    16,000     12,028
    Ratch Group PCL.............................................     6,100     11,894
    Ratch Group PCL.............................................    54,100    105,489
    Ratchthani Leasing PCL......................................   679,625    131,987
    Regional Container Lines PCL................................   128,700     18,383
    Robinson PCL................................................    37,700     68,787
    Rojana Industrial Park PCL..................................   385,300     64,569
    RS PCL......................................................   122,100     73,432
    Sabina PCL..................................................    10,900      9,389
    Saha Pathana Inter-Holding PCL..............................    18,900     41,441
    Saha-Union PCL..............................................    22,400     31,925
    Samart Corp. PCL............................................   137,600     32,326
    Samart Telcoms PCL..........................................    70,100     19,762
    Sansiri PCL................................................. 2,634,900    118,024
    Sappe PCL...................................................    67,600     39,385
    SC Asset Corp. PCL..........................................   708,025     66,977
*   SCG Ceramics PCL............................................    87,000      5,777
    SEAFCO PCL..................................................   131,130     34,092
    Sena Development PCL........................................   241,700     28,164
    Siam Cement PCL (The).......................................    10,100    146,161
    Siam Cement PCL (The).......................................     5,100     73,804
    Siam City Cement PCL........................................    10,668     72,512
    Siam Commercial Bank PCL (The)..............................    96,500    395,975
    Siam Future Development PCL.................................   271,020     53,058
    Siam Global House PCL.......................................   260,600    141,218
    Siam Wellness Group Pcl.....................................    38,200     16,273
    Siamgas & Petrochemicals PCL................................   423,600    137,993
    Singha Estate PCL...........................................   363,700     36,228
    Somboon Advance Technology PCL..............................    96,000     58,036
    SPCG PCL....................................................   242,800    136,896
    Sri Trang Agro-Industry PCL.................................   303,240    124,431
    Sriracha Construction PCL...................................    11,900      3,485
    Srisawad Corp. PCL..........................................   202,061    346,526

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
THAILAND -- (Continued)
    Srisawad Finance PCL........................................    22,500 $    12,686
    Star Petroleum Refining PCL.................................   774,000     256,990
*   STP & I PCL.................................................   266,320      58,394
    Supalai PCL.................................................   337,300     233,495
*   Super Energy Corp. PCL...................................... 8,056,000     158,975
    SVI PCL.....................................................   321,400      48,323
    Synnex Thailand PCL.........................................   150,590      54,245
    Syntec Construction PCL.....................................   180,600      14,256
    Taokaenoi Food & Marketing PCL, Class F.....................   200,800      67,929
*   Tata Steel Thailand PCL..................................... 1,213,600      28,891
*   Thai Airways International PCL..............................   443,400     176,388
    Thai Nakarin Hospital PCL...................................    12,500      14,389
    Thai Oil PCL................................................   343,000     744,017
    Thai Reinsurance PCL........................................   297,000       7,722
    Thai Solar Energy PCL, Class F..............................   260,190      21,027
    Thai Stanley Electric PCL, Class F..........................     6,800      50,055
    Thai Union Group PCL, Class F...............................    92,400      54,702
    Thai Vegetable Oil PCL......................................   201,502     170,425
    Thai Wah PCL................................................    77,600      19,810
    Thaicom PCL.................................................   233,800      47,968
    Thaifoods Group PCL.........................................   578,600      60,171
    Thaire Life Assurance PCL...................................    98,100      17,822
    Thanachart Capital PCL......................................   284,400     472,144
    Thitikorn PCL...............................................    33,700      10,873
    Thoresen Thai Agencies PCL..................................   259,400      43,470
    Tipco Asphalt PCL...........................................   151,800      85,588
    TIPCO Foods PCL.............................................    42,900      11,288
    Tisco Financial Group PCL...................................    31,000      81,323
    Tisco Financial Group PCL...................................    37,100      97,326
    TMB Bank PCL................................................ 3,140,000     198,678
    TMT Steel PCL...............................................   109,200      20,181
    TOA Paint Thailand PCL......................................    46,700      46,078
    Total Access Communication PCL..............................   145,300     230,978
    Total Access Communication PCL..............................   122,300     194,416
    TPI Polene PCL.............................................. 2,384,500     147,888
    TPI Polene Power PCL........................................   284,300      55,213
    True Corp. PCL.............................................. 2,392,165     385,894
*   TTCL PCL....................................................    44,100      10,844
    TTW PCL.....................................................   458,500     178,086
*   U City PCL, Class F.........................................   690,400      49,307
    Unique Engineering & Construction PCL.......................   383,500     123,729
    United Paper PCL............................................   151,300      47,866
    Univentures PCL.............................................   425,400      83,947
    Vanachai Group PCL..........................................   243,000      43,005
    VGI Global Media PCL........................................   164,800      49,814
    Vibhavadi Medical Center PCL................................   878,900      53,133
    Vinythai PCL................................................   122,600      96,966
    WHA Corp. PCL...............................................   564,300      77,420
    WHA Utilities and Power PCL.................................   205,600      37,997
    Workpoint Entertainment PCL.................................   124,720      91,025
                                                                           -----------
TOTAL THAILAND..................................................            26,016,746
                                                                           -----------
TURKEY -- (0.2%)
    Adana Cimento Sanayii TAS, Class A..........................     8,467       9,895
#*  Akbank Turk A.S.............................................   215,231     221,279
    Akcansa Cimento A.S.........................................    33,140      35,786
    Aksa Akrilik Kimya Sanayii A.S..............................    48,420      66,113
*   Aksa Enerji Uretim A.S......................................    17,690       6,976
    Aksigorta A.S...............................................    52,333      37,037

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TURKEY -- (Continued)
    Alarko Holding A.S.......................................... 105,073 $ 47,076
    Albaraka Turk Katilim Bankasi A.S........................... 119,909   28,771
    Alkim Alkali Kimya A.S......................................   4,427   17,137
    Anadolu Anonim Turk Sigorta Sirketi.........................  59,865   41,611
    Anadolu Cam Sanayii A.S..................................... 181,808   93,659
    Anadolu Efes Biracilik Ve Malt Sanayii A.S..................  42,392  140,859
    Anadolu Hayat Emeklilik A.S.................................  37,705   34,597
*   Arcelik A.S.................................................  25,413   78,223
    Aselsan Elektronik Sanayi Ve Ticaret A.S....................   4,853   16,653
    Aygaz A.S...................................................  15,260   23,621
*   Bera Holding A.S............................................ 118,593   35,402
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S...........  32,471   13,618
    BIM Birlesik Magazalar A.S..................................  19,087  265,640
    Bolu Cimento Sanayii A.S....................................  33,473   17,003
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S...............  21,448   33,120
    Borusan Yatirim ve Pazarlama A.S............................   1,669   10,180
*   Boyner Perakende Ve Tekstil Yatirimlari A.S.................   5,916    4,742
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.............   3,447    3,770
    Bursa Cimento Fabrikasi A.S.................................  27,024   20,040
#   Cemtas Celik Makina Sanayi Ve Ticaret A.S...................  13,122   11,993
*   Cimsa Cimento Sanayi VE Ticaret A.S.........................  29,680   32,659
    Coca-Cola Icecek A.S........................................  33,693  178,950
#   Dogan Sirketler Grubu Holding A.S........................... 492,406   87,619
    Dogus Otomotiv Servis ve Ticaret A.S........................  16,254   12,564
    Eczacibasi Yatirim Holding Ortakligi A.S....................   6,259    7,926
    EGE Endustri VE Ticaret A.S.................................     708   49,455
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
      ve Ticaret A.S............................................  75,296   35,390
    ENERJISA ENERJI AS..........................................  61,562   55,557
    Enka Insaat ve Sanayi A.S...................................  77,379   69,677
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S.................   8,498   22,337
    Eregli Demir ve Celik Fabrikalari TAS....................... 143,207  220,189
*   Fenerbahce Futbol A.S.......................................  11,914   14,229
    Ford Otomotiv Sanayi A.S....................................  11,312   99,992
*   Global Yatirim Holding A.S..................................  60,308   29,356
    Goodyear Lastikleri TAS.....................................  39,372   20,734
*   Gozde Girisim Sermayesi Yatirim Ortakligi A.S...............  53,484   29,880
*   GSD Holding AS..............................................  29,592    4,471
*   Gubre Fabrikalari TAS.......................................  19,511    8,739
*   Hektas Ticaret TAS..........................................  36,038   73,157
#*  Ihlas Holding A.S........................................... 323,517   27,094
*   Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S........  24,192   17,946
*   Is Finansal Kiralama A.S....................................  35,715   47,368
    Is Yatirim Menkul Degerler A.S., Class A....................  97,764   39,673
*   Izmir Demir Celik Sanayi A.S................................  39,675   11,577
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class A...................................................  76,242   28,912
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class B...................................................  52,374   19,507
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class D................................................... 349,100  132,513
*   Karsan Otomotiv Sanayii Ve Ticaret A.S...................... 168,442   42,133
#   KOC Holding A.S.............................................  74,886  203,594
    Kordsa Teknik Tekstil A.S...................................  29,285   58,596
*   Koza Altin Isletmeleri A.S..................................   7,733   55,218
*   Koza Anadolu Metal Madencilik Isletmeleri A.S...............  24,010   22,352
*   Logo Yazilim Sanayi Ve Ticaret A.S..........................  10,340   66,385
*   Migros Ticaret A.S..........................................  38,967   90,086
#*  NET Holding A.S............................................. 112,186   31,968
*   Netas Telekomunikasyon A.S..................................   7,863    9,727
    Nuh Cimento Sanayi A.S......................................  13,762   16,467
    Otokar Otomotiv Ve Savunma Sanayi A.S.......................     701   13,170
*   Pegasus Hava Tasimaciligi A.S...............................  31,666  164,342

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
TURKEY -- (Continued)
    Petkim Petrokimya Holding A.S............................... 123,999 $    93,023
    Polisan Holding A.S.........................................  14,415       7,075
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.......... 103,364      56,138
*   Sasa Polyester Sanayi A.S...................................  27,403      27,905
#*  Sekerbank Turk AS........................................... 137,814      23,363
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S....................  62,356      41,964
    Soda Sanayii A.S............................................  73,732      95,931
    Tat Gida Sanayi A.S.........................................  29,962      20,857
    TAV Havalimanlari Holding A.S...............................  79,416     337,107
    Tekfen Holding A.S..........................................  69,811     311,816
    Tofas Turk Otomobil Fabrikasi A.S...........................  33,556     100,938
    Trakya Cam Sanayii A.S...................................... 188,725     100,358
    Tupras Turkiye Petrol Rafinerileri A.S......................  11,001     227,532
*   Turcas Petrol A.S...........................................  44,944      10,501
*   Turk Hava Yollari AO........................................ 151,960     365,001
*   Turk Telekomunikasyon A.S...................................  64,091      45,837
*   Turk Traktor ve Ziraat Makineleri A.S.......................   3,459      16,098
#   Turkcell Iletisim Hizmetleri A.S............................ 245,704     515,311
    Turkcell Iletisim Hizmetleri A.S., ADR......................   2,400      12,528
#   Turkiye Garanti Bankasi A.S................................. 344,813     473,428
#   Turkiye Halk Bankasi A.S.................................... 141,055     138,623
*   Turkiye Is Bankasi, Class C................................. 221,130     199,126
*   Turkiye Sinai Kalkinma Bankasi A.S.......................... 458,364      57,678
#   Turkiye Sise ve Cam Fabrikalari A.S......................... 199,626     204,254
    Turkiye Vakiflar Bankasi TAO, Class D....................... 226,508     153,850
    Ulker Biskuvi Sanayi A.S....................................  81,475     259,803
*   Vestel Elektronik Sanayi ve Ticaret A.S.....................  32,970      66,269
*   Yapi ve Kredi Bankasi A.S................................... 237,267      82,479
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.................  61,645      45,840
*   Zorlu Enerji Elektrik Uretim A.S............................ 119,076      24,999
                                                                         -----------
TOTAL TURKEY....................................................           7,581,942
                                                                         -----------
UNITED KINGDOM -- (11.1%)
    3i Group P.L.C.............................................. 217,642   3,045,338
    4imprint Group P.L.C........................................   1,338      46,739
    888 Holdings P.L.C..........................................  99,747     188,138
    A.G. Barr P.L.C.............................................  61,093     678,294
    AA P.L.C.................................................... 173,957     168,418
*   Acacia Mining P.L.C.........................................  87,800     168,241
    Admiral Group P.L.C.........................................  29,846     859,693
    Advanced Medical Solutions Group PLC........................   2,858      12,301
    Aggreko P.L.C............................................... 127,945   1,426,360
    Air Partner P.L.C...........................................  18,918      22,365
    Alliance Pharma P.L.C.......................................  13,316      13,606
    Anglo American P.L.C........................................ 412,690  10,709,181
    Anglo Pacific Group P.L.C...................................  47,509     132,265
    Anglo-Eastern Plantations P.L.C.............................   2,772      19,068
    Antofagasta P.L.C........................................... 107,177   1,274,095
    Arrow Global Group P.L.C....................................  79,490     199,873
    Ashmore Group P.L.C......................................... 142,899     857,394
    Ashtead Group P.L.C.........................................  76,598   2,126,915
*   ASOS P.L.C..................................................   1,336      68,510
    Associated British Foods P.L.C..............................  55,068   1,839,402
#   AstraZeneca P.L.C., Sponsored ADR........................... 140,738   5,300,193
    AstraZeneca P.L.C...........................................     906      67,497
    Auto Trader Group P.L.C..................................... 369,799   2,733,688
    AVEVA Group P.L.C...........................................  10,606     463,412
    Aviva P.L.C................................................. 709,308   3,983,566
    Avon Rubber P.L.C...........................................   5,124      98,592

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
    B&M European Value Retail SA................................   396,415 $ 2,043,628
    Babcock International Group P.L.C...........................   163,973   1,125,617
    BAE Systems P.L.C...........................................   340,458   2,188,219
    Balfour Beatty P.L.C........................................   179,849     590,393
    Banco Esprito Santa S.A.....................................    41,755   1,058,439
    Bank of Georgia Group P.L.C.................................    16,230     364,267
    Barclays P.L.C., Sponsored ADR..............................   339,988   2,910,297
    Barclays P.L.C..............................................   242,263     519,898
    Barratt Developments P.L.C..................................   279,388   2,197,901
    BBA Aviation P.L.C..........................................   319,316   1,134,729
    BCA Marketplace P.L.C.......................................    11,264      30,324
    Beazley P.L.C...............................................   170,875   1,287,565
    Bellway P.L.C...............................................    93,042   3,778,197
    Berkeley Group Holdings P.L.C...............................    63,651   3,122,503
#   BHP Group P.L.C., ADR.......................................    66,509   3,134,569
    BHP Group P.L.C.............................................   106,827   2,521,604
    Biffa P.L.C.................................................     8,676      26,870
    Bloomsbury Publishing P.L.C.................................     4,506      13,961
    Bodycote P.L.C..............................................   122,482   1,372,204
    Bovis Homes Group P.L.C.....................................    66,354     962,050
    BP P.L.C., Sponsored ADR....................................   472,008  20,640,910
    BP P.L.C....................................................     2,213      16,092
    Braemar Shipping Services P.L.C.............................    11,607      29,120
    Brewin Dolphin Holdings P.L.C...............................   178,323     762,859
    British American Tobacco P.L.C., Sponsored ADR..............    26,174   1,026,021
    British American Tobacco P.L.C..............................   161,622   6,327,327
    Britvic P.L.C...............................................    99,386   1,186,463
    BT Group P.L.C., Sponsored ADR..............................     7,252     109,433
    BT Group P.L.C..............................................   902,237   2,692,287
*   BTG P.L.C...................................................    37,267     406,293
    Bunzl P.L.C.................................................    33,940   1,023,668
    Burberry Group P.L.C........................................    62,345   1,643,227
    Burford Capital, Ltd........................................    38,442     822,541
*   Cairn Energy P.L.C..........................................   294,062     656,074
*   Capita P.L.C................................................     8,283      13,808
    Capital & Counties Properties P.L.C.........................   195,752     618,980
*   Carclo P.L.C................................................    18,366       5,680
#   Card Factory P.L.C..........................................   165,768     443,626
    CareTech Holdings P.L.C.....................................     7,551      32,875
    Carnival P.L.C..............................................     1,122      59,482
#   Carnival P.L.C., ADR........................................    15,705     848,384
    Castings P.L.C..............................................     1,541       7,225
    Centamin P.L.C..............................................   503,005     582,436
    Central Asia Metals P.L.C...................................     5,908      17,585
    Centrica P.L.C.............................................. 1,257,319   1,747,884
    Charles Taylor P.L.C........................................     6,917      21,065
    Chemring Group P.L.C........................................    77,510     155,525
    Chesnara P.L.C..............................................    18,573      88,919
    Cineworld Group P.L.C.......................................   273,232   1,133,831
*   Circassia Pharmaceuticals P.L.C.............................     6,887       2,844
    Clarkson P.L.C..............................................     5,335     180,709
    Clipper Logistics P.L.C.....................................     1,947       7,336
    Close Brothers Group P.L.C..................................   108,512   2,200,067
    CLS Holdings P.L.C..........................................    43,689     137,221
    CMC Markets P.L.C...........................................    71,447      73,012
*   Cobham P.L.C................................................   637,312     960,923
    Coca-Cola HBC AG............................................    35,700   1,278,605
    Compass Group P.L.C.........................................    94,974   2,161,017
    Computacenter P.L.C.........................................    48,547     764,993

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    Connect Group P.L.C.........................................  25,999 $   13,074
    Consort Medical P.L.C.......................................  12,596    151,767
    ConvaTec Group P.L.C........................................ 245,764    445,126
    Costain Group P.L.C.........................................  61,092    256,289
    Countryside Properties P.L.C................................  13,731     60,821
*   Countrywide P.L.C...........................................  29,521      2,502
    Cranswick P.L.C.............................................  28,555  1,080,498
    Crest Nicholson Holdings P.L.C.............................. 122,164    614,086
    Croda International P.L.C...................................  15,635  1,059,114
    CVS Group P.L.C.............................................   1,146      9,367
    CYBG P.L.C.................................................. 175,010    464,379
    Daejan Holdings P.L.C.......................................   1,616    122,367
    Daily Mail & General Trust P.L.C............................  32,320    277,238
    Dart Group P.L.C............................................  17,328    210,771
    DCC P.L.C...................................................  18,914  1,692,998
    De La Rue P.L.C.............................................  35,365    203,715
#   Debenhams P.L.C............................................. 368,181      8,786
    Devro P.L.C................................................. 103,536    268,531
    DFS Furniture P.L.C.........................................   8,387     27,515
    Diageo P.L.C., Sponsored ADR................................  19,256  3,247,332
    Diageo P.L.C................................................  19,191    809,049
    Dignity P.L.C...............................................  18,991    176,515
    Diploma P.L.C...............................................  62,832  1,313,982
    Direct Line Insurance Group P.L.C........................... 701,272  3,017,607
    DiscoverIE Group P.L.C......................................  10,998     61,099
    Dixons Carphone P.L.C....................................... 303,082    574,587
    Domino's Pizza Group P.L.C.................................. 156,496    547,312
    Drax Group P.L.C............................................ 188,479    839,440
    DS Smith P.L.C.............................................. 309,752  1,446,744
    Dunelm Group P.L.C..........................................  37,503    418,514
    easyJet P.L.C...............................................  42,704    647,048
*   EI Group P.L.C.............................................. 215,422    597,501
*   Eland Oil & Gas P.L.C.......................................   7,612     12,426
    Electrocomponents P.L.C..................................... 176,735  1,490,288
    Elementis P.L.C............................................. 185,885    395,174
    EMIS Group P.L.C............................................   5,262     76,810
*   EnQuest P.L.C............................................... 680,305    189,747
    Entertainment One, Ltd...................................... 144,648    900,948
    Equiniti Group P.L.C........................................  46,958    131,626
    Essentra P.L.C..............................................  79,859    440,427
    Euromoney Institutional Investor P.L.C......................  15,831    253,833
    Evraz P.L.C................................................. 100,308    823,685
    Experian P.L.C..............................................  62,672  1,824,314
    Ferguson P.L.C..............................................  23,392  1,664,720
    Ferrexpo P.L.C.............................................. 283,679    768,474
    Fevertree Drinks P.L.C......................................   1,170     48,106
*   Findel P.L.C................................................   4,561     10,244
*   Firstgroup P.L.C............................................ 788,323  1,137,421
    Forterra P.L.C..............................................   3,331     13,562
*   Foxtons Group P.L.C......................................... 120,683    106,176
    Fresnillo P.L.C.............................................  22,304    218,452
    Fuller Smith & Turner P.L.C., Class A.......................   1,787     26,876
    Future P.L.C................................................   8,072     89,227
    G4S P.L.C................................................... 384,168  1,085,778
    Galliford Try P.L.C.........................................  49,976    354,257
*   GAME Digital P.L.C..........................................  15,634      5,778
    Games Workshop Group P.L.C..................................  10,369    563,299
    Gamma Communications P.L.C..................................   1,735     24,968
*   Gem Diamonds, Ltd...........................................  49,479     58,113

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
*   Genel Energy P.L.C..........................................    26,196 $    78,809
    Genus P.L.C.................................................    14,367     452,416
*   Georgia Capital P.L.C.......................................     9,995     131,878
    GlaxoSmithKline P.L.C., Sponsored ADR.......................   102,847   4,230,097
    GlaxoSmithKline P.L.C.......................................    46,231     949,733
    Glencore P.L.C.............................................. 1,708,314   6,777,835
    Go-Ahead Group P.L.C. (The).................................    32,655     826,831
    Gocompare.Com Group P.L.C...................................    89,528     102,841
    Gooch & Housego P.L.C.......................................     1,366      27,229
    Grafton Group P.L.C.........................................    62,669     722,290
    Grainger P.L.C..............................................   194,194     638,637
    Greencore Group P.L.C.......................................   143,147     429,430
    Greene King P.L.C...........................................   177,849   1,489,467
    Greggs P.L.C................................................    73,554   1,727,405
*   Gulf Keystone Petroleum, Ltd................................    40,326     133,744
    GVC Holdings P.L.C..........................................    98,895     843,919
    Gym Group P.L.C. (The)......................................     7,599      22,790
    H&T Group P.L.C.............................................     2,446      10,047
    Halfords Group P.L.C........................................   145,161     442,834
    Halma P.L.C.................................................   116,928   2,751,276
    Hargreaves Lansdown P.L.C...................................    35,077   1,036,136
    Hastings Group Holdings P.L.C...............................   113,424     282,689
    Hays P.L.C..................................................   948,433   1,880,244
    Headlam Group P.L.C.........................................    16,615      93,065
    Helical P.L.C...............................................    51,701     232,373
    Highland Gold Mining, Ltd...................................    11,618      24,890
    Hikma Pharmaceuticals P.L.C.................................    44,332   1,023,004
    Hill & Smith Holdings P.L.C.................................    41,313     687,394
    Hilton Food Group P.L.C.....................................     3,648      48,422
    Hiscox, Ltd.................................................   107,195   2,344,643
    Hochschild Mining P.L.C.....................................   167,984     408,575
    Hollywood Bowl Group P.L.C..................................     7,802      24,385
    HomeServe P.L.C.............................................   143,014   2,026,966
    Howden Joinery Group P.L.C..................................   399,446   2,652,676
    HSBC Holdings P.L.C.........................................   141,183   1,230,123
#   HSBC Holdings P.L.C., Sponsored ADR.........................   351,872  15,331,063
    Hunting P.L.C...............................................    57,000     438,059
    Huntsworth P.L.C............................................    46,497      54,086
    Ibstock P.L.C...............................................   179,227     610,862
*   IDOX P.L.C..................................................    32,237      15,548
    IG Group Holdings P.L.C.....................................   199,441   1,326,721
*   IGas Energy P.L.C...........................................     8,300       7,642
    IMI P.L.C...................................................   211,703   2,907,439
    Imperial Brands P.L.C., Sponsored ADR.......................       658      21,056
    Imperial Brands P.L.C.......................................    70,032   2,228,291
    Inchcape P.L.C..............................................   235,411   1,889,976
*   Indivior P.L.C..............................................   187,157      93,498
    Informa P.L.C...............................................   169,860   1,727,141
    Inmarsat P.L.C..............................................   120,985     862,482
#   InterContinental Hotels Group P.L.C., ADR...................    13,252     876,117
    InterContinental Hotels Group P.L.C.........................     2,901     187,884
    Intermediate Capital Group P.L.C............................    61,223     946,102
    International Consolidated Airlines Group SA................   168,445   1,190,343
    International Personal Finance P.L.C........................    83,172     198,155
    Interserve P.L.C............................................    43,311       3,389
    Intertek Group P.L.C........................................    24,557   1,717,610
    Investec P.L.C..............................................   206,769   1,312,260
    iomart Group P.L.C..........................................     2,055       9,344
*   IP Group P.L.C..............................................    90,615     118,290

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    ITE Group P.L.C.............................................   315,491 $  299,595
    ITV P.L.C...................................................   745,373  1,330,963
    IWG P.L.C...................................................   435,443  1,933,672
    J D Wetherspoon P.L.C.......................................    66,590  1,188,586
    J Sainsbury P.L.C...........................................   364,037  1,057,613
    James Fisher & Sons P.L.C...................................    23,036    593,725
    James Halstead P.L.C........................................     2,551     16,979
    JD Sports Fashion P.L.C.....................................   247,253  2,032,466
    John Laing Group P.L.C......................................    16,143     81,048
    John Menzies P.L.C..........................................    53,819    344,066
    John Wood Group P.L.C.......................................   344,117  2,109,695
    Johnson Matthey P.L.C.......................................    47,419  2,068,626
*   JPJ Group P.L.C.............................................    13,921    129,391
    Jupiter Fund Management P.L.C...............................   198,157    972,425
*   Just Eat P.L.C..............................................    19,227    175,774
    Just Group P.L.C............................................   137,784    123,085
    Kainos Group P.L.C..........................................     9,539     65,782
    KAZ Minerals P.L.C..........................................   137,275  1,164,008
    KCOM Group P.L.C............................................   275,186    351,188
    Keller Group P.L.C..........................................    37,930    348,265
    Kier Group P.L.C............................................    39,973    196,206
    Kin & Carta P.L.C...........................................    49,558     70,567
    Kingfisher P.L.C............................................   661,377  2,280,551
*   Lamprell P.L.C..............................................    55,247     47,735
    Lancashire Holdings, Ltd....................................    61,751    554,860
    Legal & General Group P.L.C................................. 1,662,435  6,045,494
*   Liberty Global P.L.C., Class A..............................     4,558    123,099
*   Liberty Global P.L.C., Class C..............................    11,158    291,774
    Liontrust Asset Management P.L.C............................        39        345
    Lloyds Banking Group P.L.C.................................. 5,692,338  4,655,394
    Lloyds Banking Group P.L.C., ADR............................   599,055  1,946,929
    London Stock Exchange Group P.L.C...........................    33,701  2,209,548
*   Lonmin P.L.C................................................    66,593     60,228
    Lookers P.L.C...............................................   143,781    169,811
    Low & Bonar P.L.C...........................................    18,759      3,811
    LSL Property Services P.L.C.................................    10,839     37,690
*   Luceco P.L.C................................................    17,334     17,421
    M&C Saatchi P.L.C...........................................     1,840      9,060
    Man Group P.L.C............................................. 1,078,026  2,208,956
    Marks & Spencer Group P.L.C.................................   694,298  2,589,910
    Marshalls P.L.C.............................................   130,285  1,096,603
    Marston's P.L.C.............................................   300,488    398,856
    McBride P.L.C...............................................   101,385    142,006
    McBride P.L.C............................................... 1,520,775      1,983
    McCarthy & Stone P.L.C......................................    74,287    124,011
    McColl's Retail Group P.L.C.................................     9,044     10,123
    Mears Group P.L.C...........................................    52,545    164,193
    Mediclinic International P.L.C..............................    20,931     93,149
    Mediclinic International P.L.C..............................    98,758    442,495
    Meggitt P.L.C...............................................   327,415  2,329,827
    Melrose Industries P.L.C....................................   749,015  1,981,856
    Merlin Entertainments P.L.C.................................   277,288  1,326,016
    Micro Focus International P.L.C.............................    17,726    444,747
    Millennium & Copthorne Hotels P.L.C.........................    54,867    319,501
*   Mitchells & Butlers P.L.C...................................   101,371    338,035
#   Mitie Group P.L.C...........................................   152,499    261,016
    MJ Gleeson P.L.C............................................       192      2,091
    Mondi P.L.C.................................................    50,748  1,115,200
    Moneysupermarket.com Group P.L.C............................   203,294    965,625

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    Morgan Advanced Materials P.L.C.............................   225,138 $  819,933
    Morgan Sindall Group P.L.C..................................    11,718    200,482
*   Mothercare P.L.C............................................    88,704     23,420
    Motorpoint group P.L.C......................................    12,001     28,831
    N Brown Group P.L.C.........................................    34,022     47,958
    NAHL Group P.L.C............................................     4,678      7,141
    National Express Group P.L.C................................   233,331  1,251,074
    National Grid P.L.C.........................................    32,656    357,777
    National Grid P.L.C., Sponsored ADR.........................    16,040    877,714
    NCC Group P.L.C.............................................    32,322     73,617
    Next P.L.C..................................................    14,386  1,083,175
#   NMC Health P.L.C............................................     8,350    308,348
    Non-Standard Finance P.L.C..................................    16,800     11,619
    Norcros P.L.C...............................................    10,981     30,783
    Northgate P.L.C.............................................    81,893    392,447
*   Nostrum Oil & Gas P.L.C.....................................    10,799     13,199
*   Ocado Group P.L.C...........................................    47,351    842,960
    On the Beach Group P.L.C....................................    53,715    320,519
    OneSavings Bank P.L.C.......................................   104,571    594,576
*   Ophir Energy P.L.C..........................................   262,656    194,453
    Oxford Instruments P.L.C....................................    26,628    403,547
    Pagegroup P.L.C.............................................   221,475  1,557,021
*   Pan African Resources P.L.C.................................    92,070     10,758
    Paragon Banking Group P.L.C.................................   144,772    867,087
    PayPoint P.L.C..............................................    17,143    225,401
    Pearson P.L.C...............................................    48,693    527,486
#   Pearson P.L.C., Sponsored ADR...............................    58,249    631,419
    Pendragon P.L.C.............................................   625,536    187,458
    Pennon Group P.L.C..........................................   162,717  1,589,641
    Persimmon P.L.C.............................................    43,041  1,257,350
*   Petra Diamonds, Ltd.........................................   383,600    101,528
    Petrofac, Ltd...............................................   202,208  1,167,356
*   Petropavlovsk P.L.C......................................... 1,019,318    111,657
    Pets at Home Group P.L.C....................................   178,990    354,279
    Phoenix Group Holdings P.L.C................................   176,166  1,665,199
    Photo-Me International P.L.C................................   152,834    181,704
    Playtech P.L.C..............................................   136,146    778,535
    Polypipe Group P.L.C........................................   129,429    742,071
*   Premier Foods P.L.C.........................................   371,531    171,669
#*  Premier Oil P.L.C...........................................   651,595    844,977
*   Provident Financial P.L.C...................................    42,204    293,002
    Prudential P.L.C., ADR......................................    47,937  2,188,324
*   PureTech Health P.L.C.......................................     1,784      4,603
    PZ Cussons P.L.C............................................    90,040    240,903
    QinetiQ Group P.L.C.........................................   269,922  1,063,339
    Quilter P.L.C...............................................   492,365    949,593
    Rank Group P.L.C............................................    54,918    114,672
    Rathbone Brothers P.L.C.....................................    10,568    347,686
*   Raven Property Group, Ltd...................................    41,230     22,618
    Reach P.L.C.................................................   122,015    117,592
    Reckitt Benckiser Group P.L.C...............................    19,638  1,588,841
    Redrow P.L.C................................................   171,650  1,381,660
    RELX P.L.C., Sponsored ADR..................................    33,736    773,894
    RELX P.L.C..................................................    14,114    324,278
    RELX P.L.C..................................................    48,598  1,113,505
    Renewi P.L.C................................................   173,267     74,950
    Renishaw P.L.C..............................................    20,279  1,197,575
    Rentokil Initial P.L.C......................................   243,890  1,242,914
    Restaurant Group P.L.C. (The)...............................   324,768    610,794

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
    Rhi Magnesita NV............................................     7,801 $   481,821
    Rhi Magnesita NV............................................     4,381     283,925
    Ricardo P.L.C...............................................    11,242     112,887
    Rightmove P.L.C.............................................   222,836   1,575,696
    Rio Tinto P.L.C.............................................     2,919     170,292
#   Rio Tinto P.L.C., Sponsored ADR.............................   172,914  10,184,635
    RM P.L.C....................................................     3,746      11,260
    Robert Walters P.L.C........................................     7,903      60,826
    Rolls-Royce Holdings P.L.C..................................   219,142   2,624,343
    Rotork P.L.C................................................   497,866   2,030,657
    Royal Bank of Scotland Group P.L.C..........................    56,366     176,501
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR..........   191,462   1,223,442
    Royal Dutch Shell P.L.C., Class A...........................    34,402   1,096,099
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............   161,107  10,235,128
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B............   124,657   8,088,993
    Royal Dutch Shell P.L.C., Class B...........................    38,017   1,226,937
    Royal Mail P.L.C............................................   239,245     789,411
    RPC Group P.L.C.............................................   201,832   2,080,255
    RPS Group P.L.C.............................................    54,453     137,822
    RSA Insurance Group P.L.C...................................   239,376   1,696,963
    Saga P.L.C..................................................   312,217     240,108
    Sage Group P.L.C. (The).....................................   134,437   1,274,348
*   Savannah Petroleum P.L.C....................................    14,623       4,095
    Savills P.L.C...............................................    77,686     915,745
    Schroders P.L.C.............................................    20,671     855,509
    Schroders P.L.C.............................................     7,502     236,479
    SDL P.L.C...................................................     9,524      65,452
    Senior P.L.C................................................   214,188     648,128
    Severfield P.L.C............................................    10,461      10,381
    Severn Trent P.L.C..........................................    41,486   1,104,295
    SIG P.L.C...................................................   286,853     567,519
    Smith & Nephew P.L.C........................................    98,945   1,912,852
    Smiths Group P.L.C..........................................    83,747   1,667,365
    Soco International P.L.C....................................   110,586     108,565
    Softcat P.L.C...............................................    50,014     592,833
    Spectris P.L.C..............................................    34,609   1,243,536
    Speedy Hire P.L.C...........................................   131,568     101,223
    Spirax-Sarco Engineering P.L.C..............................    19,497   2,102,140
    Spire Healthcare Group P.L.C................................   150,472     263,371
    Spirent Communications P.L.C................................   162,626     336,374
*   Sportech P.L.C..............................................    15,125       6,107
*   Sports Direct International P.L.C...........................   162,500     631,929
    SSE P.L.C...................................................   164,651   2,463,611
    SSP Group P.L.C.............................................   167,810   1,525,292
    St James's Place P.L.C......................................   140,949   2,068,473
    St. Modwen Properties P.L.C.................................    99,425     533,590
    Stagecoach Group P.L.C......................................   325,624     559,658
    Standard Chartered P.L.C....................................   511,170   4,673,716
    Standard Life Aberdeen P.L.C................................   275,003   1,001,979
    SThree P.L.C................................................    35,092     138,015
    Stobart Group, Ltd..........................................    69,365     134,708
    Stock Spirits Group P.L.C...................................    13,018      38,226
    Superdry P.L.C..............................................    28,193     190,126
    Synthomer P.L.C.............................................   209,808   1,148,967
#   TalkTalk Telecom Group P.L.C................................   243,875     395,133
    Tarsus Group P.L.C..........................................     3,951      16,257
    Tate & Lyle P.L.C...........................................   328,995   3,297,444
    Taylor Wimpey P.L.C......................................... 1,400,120   3,319,414
    Ted Baker P.L.C.............................................    16,365     344,103

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
UNITED KINGDOM -- (Continued)
    Telecom Plus P.L.C..........................................    34,768 $      640,558
    Tesco P.L.C.................................................   797,601      2,602,284
*   Thomas Cook Group P.L.C.....................................   530,482        184,925
    Topps Tiles P.L.C...........................................    88,422         86,911
    TP ICAP P.L.C...............................................   254,273        933,498
    Travis Perkins P.L.C........................................   127,370      2,324,086
    Trifast P.L.C...............................................    15,757         49,741
    TT Electronics P.L.C........................................    30,580         98,709
    TUI AG......................................................    43,709        486,719
    Tullow Oil P.L.C............................................   807,564      2,367,876
    Tyman P.L.C.................................................     6,085         20,217
    U & I Group P.L.C...........................................    65,825        153,520
    UDG Healthcare P.L.C........................................    16,709        143,446
    Ultra Electronics Holdings P.L.C............................    52,770      1,097,602
    Unilever P.L.C., Sponsored ADR..............................    32,698      1,988,038
    Unilever P.L.C..............................................    15,104        915,530
    United Utilities Group P.L.C................................   119,279      1,293,942
    Urban & Civic P.L.C.........................................     4,147         15,703
*   Vectura Group P.L.C.........................................   356,011        338,779
    Vertu Motors P.L.C..........................................    36,084         15,168
    Vesuvius P.L.C..............................................    71,474        576,642
    Victrex P.L.C...............................................    48,003      1,526,935
    Vitec Group P.L.C. (The)....................................     3,131         47,377
    Vodafone Group P.L.C........................................ 3,422,553      6,348,404
    Vodafone Group P.L.C., Sponsored ADR........................    28,154        521,412
    Volution Group P.L.C........................................     6,100         13,796
    Weir Group P.L.C (The)......................................    18,594        404,138
    WH Smith P.L.C..............................................    41,451      1,108,990
    Whitbread P.L.C.............................................    15,014        874,103
    William Hill P.L.C..........................................   440,511        925,384
    Wilmington PL.C.............................................     5,594         14,602
    Wincanton P.L.C.............................................    27,121         87,245
*   Wizz Air Holdings P.L.C.....................................     1,105         49,018
    Wm Morrison Supermarkets P.L.C..............................   636,635      1,794,433
    WPP P.L.C., Sponsored ADR...................................     4,077        253,997
    WPP P.L.C...................................................   169,462      2,114,512
    Xaar P.L.C..................................................    12,821         16,247
    XP Power, Ltd...............................................       236          8,264
    Young & Co's Brewery P.L.C., Class A........................       375          8,685
                                                                           --------------
TOTAL UNITED KINGDOM............................................              421,458,561
                                                                           --------------
UNITED STATES -- (0.0%)
    CME Group, Inc..............................................         1            127
    Newmont Goldcorp Corp.......................................    23,704        736,263
*   Newmont Goldcorp Corp.......................................    19,057        588,902
                                                                           --------------
TOTAL UNITED STATES.............................................                1,325,292
                                                                           --------------
TOTAL COMMON STOCKS.............................................            3,573,190,562
                                                                           --------------
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Alpargatas SA...............................................    32,797        130,900
    Banco ABC Brasil S.A........................................    35,650        176,836
    Banco Bradesco SA...........................................   258,367      2,344,418
    Banco do Estado do Rio Grande do Sul SA, Class B............   126,225        786,110
*   Banco Pan SA................................................    40,600         35,101
    Braskem SA, Class A.........................................    31,067        378,562
    Centrais Eletricas Brasileiras SA, Class B..................    29,900        264,221

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BRAZIL -- (Continued)
    Centrais Eletricas Santa Catarina...........................     900 $    10,788
    Cia Brasileira de Distribuicao..............................  25,443     626,163
    Cia de Saneamento do Parana................................. 107,441     390,186
    Cia de Transmissao de Energia Eletrica Paulista.............  55,468     297,067
    Cia Energetica de Minas Gerais.............................. 214,100     804,834
    Cia Energetica de Sao Paulo, Class B........................  51,200     337,146
    Cia Energetica do Ceara, Class A............................   3,100      41,103
    Cia Ferro Ligas da Bahia - FERBASA..........................  26,337     142,193
    Cia Paranaense de Energia...................................  27,200     285,797
    Gerdau SA................................................... 268,788     969,970
*   Gol Linhas Aereas Inteligentes SA...........................  22,000     127,811
    Grazziotin SA...............................................     600       3,507
    Itau Unibanco Holding SA.................................... 302,664   2,611,288
    Lojas Americanas SA.........................................  28,290     113,417
    Marcopolo SA................................................ 173,347     155,615
    Petroleo Brasileiro SA...................................... 638,598   4,415,188
    Randon SA Implementos e Participacoes.......................  49,300     106,871
    Schulz SA...................................................  12,700      23,320
    Telefonica Brasil SA........................................  14,770     175,420
    Unipar Carbocloro SA........................................  34,845     344,709
    Usinas Siderurgicas de Minas Gerais SA, Class A............. 199,318     438,682
                                                                         -----------
TOTAL BRAZIL....................................................          16,537,223
                                                                         -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B...............................  15,035      35,518
    Embotelladora Andina SA, Class B............................  87,181     311,241
                                                                         -----------
TOTAL CHILE.....................................................             346,759
                                                                         -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA......................................... 115,405      52,469
    Banco Davivienda SA.........................................  23,683     292,993
    Bancolombia SA..............................................   8,144     103,020
    Grupo Argos SA..............................................   7,594      36,170
    Grupo Aval Acciones y Valores SA............................ 140,001      53,909
    Grupo de Inversiones Suramericana SA........................  11,306     121,898
                                                                         -----------
TOTAL COLOMBIA..................................................             660,459
                                                                         -----------
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG.................................  12,687     938,086
    Biotest AG..................................................   5,953     149,900
    Draegerwerk AG & Co. KGaA...................................   3,745     225,025
    Fuchs Petrolub SE...........................................  16,682     727,382
    Henkel AG & Co. KGaA........................................   4,579     463,712
    Jungheinrich AG.............................................  33,276   1,161,137
    Porsche Automobil Holding SE................................  27,167   1,888,586
    Sartorius AG................................................   7,266   1,334,067
    Schaeffler AG...............................................  52,285     448,208
    Sixt SE.....................................................  10,279     789,719
    STO SE & Co. KGaA...........................................   1,089     108,605
    Villeroy & Boch AG..........................................   5,018      81,690
    Volkswagen AG...............................................  43,057   7,517,842
                                                                         -----------
TOTAL GERMANY...................................................          15,833,959
                                                                         -----------
SOUTH KOREA -- (0.0%)
*   CJ Corp.....................................................   1,054      33,084
                                                                         -----------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES      VALUE>>
                                                                   ---------- --------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C.................................. 15,559,082 $       20,289
                                                                              --------------
TOTAL PREFERRED STOCKS............................................                33,431,773
                                                                              --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*     Amaysim Australia, Ltd. Rights 03/25/19.....................     16,948              0
                                                                              --------------
BRAZIL -- (0.0%)
*     Gafisa S.A. Rights 05/23/19.................................     13,710          1,259
*     Terra Santa Agro SA Right 06/03/19..........................        392              0
                                                                              --------------
TOTAL BRAZIL......................................................                     1,259
                                                                              --------------
CANADA -- (0.0%)
*     Pan American Silver Corp. Rights 02/22/29...................     86,048         16,338
*     Pan American Silver Corp. Rights 02/22/29...................      2,994            568
*     Tervita Corp. Warrants 07/19/20.............................        966             61
                                                                              --------------
TOTAL CANADA......................................................                    16,967
                                                                              --------------
HONG KONG -- (0.0%)
*     China International Marine Containers Co., Ltd. Rights
        05/03/19..................................................      1,665              0
*     Haitong Securities Co., Ltd. Rights 05/23/19................     15,871              0
*     I-Cable Communications, Ltd. Rights 05/24/19................    600,075            306
                                                                              --------------
TOTAL HONG KONG...................................................                       306
                                                                              --------------
INDIA -- (0.0%)
*     Bharti Airtel, Ltd. Rights 05/17/19.........................     95,452        137,647
                                                                              --------------
INDONESIA -- (0.0%)
*     Medco Energi Internasional Tbk PT Warrants 12/11/20.........    807,400         14,958
                                                                              --------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23......................    328,770              0
                                                                              --------------
SOUTH KOREA -- (0.0%)
*     Doosan Heavy Industries & Construction Co., Ltd. Rights
        05/09/2019................................................     29,437         36,287
                                                                              --------------
SWEDEN -- (0.0%)
*     Anoto Group AB Warrants 04/30/21............................      2,438              0
*     MQ Holding AB Rights 05/17/19...............................     23,912          4,444
                                                                              --------------
TOTAL SWEDEN......................................................                     4,444
                                                                              --------------
SWITZERLAND -- (0.0%)
      Bachem Holding Ltd Rights 05/06/19..........................        635          6,232
                                                                              --------------
THAILAND -- (0.0%)
*     MINT W6 Warrants 04/26/20...................................      6,549              0
                                                                              --------------
TOTAL RIGHTS/WARRANTS.............................................                   218,100
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             3,606,840,435
                                                                              --------------

                                                                                 VALUE+
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (5.0%)
@(S)  The DFA Short Term Investment Fund.......................... 16,397,197    189,731,965
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,595,775,532)...........................................            $3,796,572,400
                                                                              ==============

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ----------------------------------------------
                                           LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                         ------------ ------------ ------- ------------
Common Stocks
   Australia............................ $  1,053,786 $164,916,819   --    $165,970,605
   Austria..............................           --   16,228,525   --      16,228,525
   Belgium..............................      119,594   30,837,948   --      30,957,542
   Brazil...............................   59,743,560           --   --      59,743,560
   Canada...............................  232,989,193      250,982   --     233,240,175
   Chile................................   10,406,136           --   --      10,406,136
   China................................   31,483,117  266,753,907   --     298,237,024
   Colombia.............................    3,434,489           --   --       3,434,489
   Czech Republic.......................           --    1,852,898   --       1,852,898
   Denmark..............................      408,385   47,829,453   --      48,237,838
   Egypt................................       63,379      147,436   --         210,815
   Finland..............................      209,454   42,108,950   --      42,318,404
   France...............................    1,309,553  214,049,495   --     215,359,048
   Germany..............................    1,677,961  189,415,265   --     191,093,226
   Greece...............................           --      666,287   --         666,287
   Hong Kong............................       98,923   81,733,172   --      81,832,095
   Hungary..............................           --    3,593,032   --       3,593,032
   India................................    1,363,590  100,347,206   --     101,710,796
   Indonesia............................      160,500   20,778,675   --      20,939,175
   Ireland..............................    5,723,125   13,215,160   --      18,938,285
   Israel...............................    1,025,326   18,147,879   --      19,173,205
   Italy................................       73,767   78,949,709   --      79,023,476
   Japan................................    2,929,046  590,292,101   --     593,221,147
   Malaysia.............................           --   22,311,895   --      22,311,895
   Mexico...............................   27,143,885          235   --      27,144,120
   Netherlands..........................    9,436,509   60,841,612   --      70,278,121
   New Zealand..........................           --   11,709,084   --      11,709,084
   Norway...............................      267,420   25,653,904   --      25,921,324
   Peru.................................      516,489          142   --         516,631
   Philippines..........................      169,925   10,601,635   --      10,771,560
   Poland...............................           --   11,909,148   --      11,909,148
   Portugal.............................           --    6,515,495   --       6,515,495
   Russia...............................    5,224,716    5,424,365   --      10,649,081
   Singapore............................           --   27,881,229   --      27,881,229
   South Africa.........................    4,831,627   64,320,414   --      69,152,041
   South Korea..........................    1,979,732  138,543,129   --     140,522,861
   Spain................................      381,240   64,476,289   --      64,857,529
   Sweden...............................      154,301   72,432,301   --      72,586,602
   Switzerland..........................    5,131,151  158,535,597   --     163,666,748
   Taiwan...............................    6,094,510  137,932,259   --     144,026,769
   Thailand.............................   26,014,291        2,455   --      26,016,746
   Turkey...............................       12,528    7,569,414   --       7,581,942
   United Kingdom.......................   97,449,017  324,009,544   --     421,458,561
   United States........................    1,325,165          127   --       1,325,292
Preferred Stocks
   Brazil...............................   16,537,223           --   --      16,537,223
   Chile................................      346,759           --   --         346,759
   Colombia.............................      660,459           --   --         660,459
   Germany..............................           --   15,833,959   --      15,833,959
   South Korea..........................           --       33,084   --          33,084
   United Kingdom.......................           --       20,289   --          20,289
Rights/Warrants
   Brazil...............................           --        1,259   --           1,259
   Canada...............................           --       16,967   --          16,967
   Hong Kong............................           --          306   --             306

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ----------------------------------------------------
                                           LEVEL 1         LEVEL 2     LEVEL 3     TOTAL
                                         ------------   -------------- ------- --------------
   India................................           --   $      137,647   --    $      137,647
   Indonesia............................           --           14,958   --            14,958
   South Korea..........................           --           36,287   --            36,287
   Sweden...............................           --            4,444   --             4,444
   Switzerland..........................           --            6,232   --             6,232
Securities Lending Collateral...........           --      189,731,965   --       189,731,965
                                         ------------   --------------   --    --------------
TOTAL................................... $557,949,831   $3,238,622,569   --    $3,796,572,400
                                         ============   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
COMMON STOCKS -- (95.7%)
BRAZIL -- (7.1%)
    AES Tiete Energia SA........................................  2,255,458 $  6,212,274
    AES Tiete Energia SA........................................        681          375
    Aliansce Shopping Centers SA................................  1,085,310    5,258,955
    Alliar Medicos A Frente SA..................................    234,019      894,633
    Alupar Investimento SA......................................  1,206,046    7,185,033
    Ambev SA, ADR............................................... 15,156,098   71,385,222
    Ambev SA....................................................  1,591,620    7,497,187
    Anima Holding SA............................................    329,559    1,676,749
    Arezzo Industria e Comercio SA..............................    545,880    7,100,018
    Atacadao S.A................................................    501,505    2,711,460
*   Azul SA, ADR................................................    402,128   10,439,243
*   B2W Cia Digital.............................................    672,553    6,560,695
    B3 SA - Brasil Bolsa Balcao.................................  5,891,987   51,765,819
    Banco Bradesco SA, ADR...................................... 12,110,773  109,723,606
    Banco Bradesco SA...........................................  5,482,795   43,346,674
    Banco BTG Pactual SA........................................    272,135    2,871,885
    Banco do Brasil SA..........................................  4,057,023   51,402,133
    Banco Santander Brasil SA...................................  1,071,749   12,302,523
    BB Seguridade Participacoes SA..............................  3,719,861   26,809,638
    BR Malls Participacoes SA...................................  8,202,770   25,731,063
    BR Properties SA............................................    616,694    1,376,163
*   Brasil Brokers Participacoes SA.............................     19,301       26,777
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.......    239,603      947,144
#   Braskem SA, Sponsored ADR...................................    559,977   13,691,438
*   BRF SA......................................................  2,910,875   23,050,335
    Camil Alimentos S.A.........................................    138,066      242,956
    CCR SA...................................................... 11,282,591   33,636,859
    Centrais Eletricas Brasileiras SA...........................  1,215,800   10,139,160
#   Cia Brasileira de Distribuicao..............................    150,971    3,707,848
    Cia de Locacao das Americas.................................    239,914    2,508,601
    Cia de Saneamento Basico do Estado de Sao Paulo.............  1,492,504   17,889,798
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR........    772,983    9,244,877
    Cia de Saneamento de Minas Gerais-COPASA....................    743,658   13,086,226
    Cia de Saneamento do Parana.................................    211,680    4,232,412
    Cia de Saneamento do Parana.................................      9,000       48,384
    Cia Energetica de Minas Gerais, Sponsored ADR...............  1,059,059    3,918,520
    Cia Energetica de Minas Gerais..............................    981,139    4,421,394
    Cia Hering..................................................  1,057,676    8,612,786
#   Cia Paranaense de Energia, Sponsored ADR....................    283,710    2,956,258
    Cia Paranaense de Energia...................................    186,823    1,814,819
*   Cia Siderurgica Nacional SA, Sponsored ADR..................  3,613,990   13,191,063
*   Cia Siderurgica Nacional SA.................................  4,805,090   17,817,961
    Cielo SA....................................................  5,833,219   11,425,141
    Construtora Tenda SA........................................  1,120,990    5,137,382
*   Cosan Logistica SA..........................................  1,426,089    5,295,416
    Cosan SA....................................................  1,375,850   16,445,918
    CSU Cardsystem SA...........................................    255,398      445,518
    CVC Brasil Operadora e Agencia de Viagens SA................  1,242,760   17,999,118
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.....  3,780,706   17,143,392
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes.............................................     15,734       48,874
    Dimed SA Distribuidora da Medicamentos......................      1,500      138,482
    Direcional Engenharia SA....................................  1,392,826    2,926,956
    Duratex SA..................................................  3,887,255    9,854,203
    EcoRodovias Infraestrutura e Logistica SA...................  2,422,043    5,009,505
    EDP - Energias do Brasil SA.................................  3,633,492   16,225,662

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
BRAZIL -- (Continued)
    Embraer SA, Sponsored ADR...................................  1,325,663 $ 26,526,517
    Enauta Participacoes SA.....................................  1,184,057    4,046,406
    Energisa SA.................................................  1,207,200   12,869,083
*   Eneva SA....................................................    199,900    1,012,984
    Engie Brasil Energia SA.....................................  1,412,761   16,029,618
    Equatorial Energia SA.......................................  2,093,158   43,826,547
    Estacio Participacoes SA....................................  2,767,645   19,184,563
*   Even Construtora e Incorporadora SA.........................  2,267,719    3,764,977
    Ez Tec Empreendimentos e Participacoes SA...................  1,035,480    5,706,746
    Fleury SA...................................................  1,995,788   10,561,475
    Fras-Le SA..................................................    119,300      154,560
*   Gafisa SA...................................................    189,389      279,173
*   Gafisa SA, ADR..............................................    103,158      304,315
#   Gerdau SA, Sponsored ADR....................................  4,354,272   15,588,294
    Gerdau SA...................................................    811,471    2,404,757
#*  Gol Linhas Aereas Inteligentes SA, ADR......................    320,559    3,625,528
    Grendene SA.................................................  1,364,584    2,554,397
    Guararapes Confeccoes SA....................................     98,966    3,636,737
    Hapvida Participacoes e Investimentos S.A...................    123,900      956,164
*   Helbor Empreendimentos SA...................................  2,906,629      941,424
    Hypera SA...................................................  1,404,218   10,055,964
    Iguatemi Empresa de Shopping Centers SA.....................    361,444    3,519,403
    Industrias Romi SA..........................................    116,200      266,415
    Instituto Hermes Pardini SA.................................    234,560    1,220,327
    International Meal Co. Alimentacao SA, Class A..............  1,389,676    2,612,000
    Iochpe-Maxion SA............................................  1,511,393    7,662,771
    IRB Brasil Resseguros S/A...................................    238,000    5,699,472
    Itau Unibanco Holding SA, ADR...............................  4,200,570   36,334,930
    Itau Unibanco Holding SA....................................  1,870,959   14,004,398
    JBS SA...................................................... 10,618,575   53,538,351
    JHSF Participacoes SA.......................................  1,713,770    1,066,435
    JSL SA......................................................    724,246    1,872,907
    Kepler Weber SA.............................................    157,904      741,377
    Klabin SA...................................................  2,837,207   12,011,333
    Kroton Educacional SA....................................... 10,698,389   26,602,049
    Light SA....................................................  1,270,696    6,866,963
    Linx SA.....................................................    220,150    1,806,183
    Localiza Rent a Car SA......................................  3,829,290   35,352,401
*   LOG Commercial Properties e Participacoes SA................    291,388    1,303,446
    Lojas Americanas SA.........................................    492,890    1,608,986
    Lojas Renner SA.............................................  5,227,997   62,505,037
    M Dias Branco SA............................................    172,807    1,832,915
    Magazine Luiza SA...........................................    544,868   26,577,097
*   Magnesita Refratarios SA....................................    330,510    5,006,840
    Mahle-Metal Leve SA.........................................    581,123    3,567,272
    Marcopolo SA................................................    550,400      418,299
*   Marfrig Global Foods SA.....................................  1,371,362    2,560,090
*   Marisa Lojas SA.............................................    684,518    1,405,312
*   Mills Estruturas e Servicos de Engenharia SA................  1,600,406    1,922,397
    Movida Participacoes SA.....................................    405,498    1,239,938
    MRV Engenharia e Participacoes SA...........................  3,948,097   14,609,902
    Multiplan Empreendimentos Imobiliarios SA...................    893,455    5,459,484
    Natura Cosmeticos SA........................................  1,881,000   25,060,172
    Odontoprev SA...............................................  2,842,395   12,105,786
*   Paranapanema SA.............................................  2,310,631      824,994
*   Petro Rio SA................................................    680,180    3,200,459
    Petroleo Brasileiro SA, Sponsored ADR.......................  4,065,689   56,106,508
    Petroleo Brasileiro SA, Sponsored ADR.......................  1,709,461   26,035,091
    Petroleo Brasileiro SA...................................... 17,214,592  131,531,758

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ----------- --------------
BRAZIL -- (Continued)
    Porto Seguro SA.............................................   1,188,953 $   16,410,226
    Portobello SA...............................................   1,737,534      2,140,290
*   Profarma Distribuidora de Produtos Farmaceuticos SA.........     178,775        187,843
    Qualicorp Consultoria e Corretora de Seguros SA.............   2,853,146     12,515,394
    Raia Drogasil SA............................................   1,654,572     29,174,749
    Restoque Comercio e Confeccoes de Roupas SA.................     106,909        804,593
*   Rumo SA.....................................................   5,443,675     25,128,285
    Santos Brasil Participacoes SA..............................   2,866,892      2,785,662
*   Sao Carlos Empreendimentos e Participacoes SA...............      21,500        178,203
    Sao Martinho SA.............................................   2,138,281     10,410,289
    Ser Educacional SA..........................................     664,006      3,906,715
    SLC Agricola SA.............................................     730,898      7,661,092
    Smiles Fidelidade SA........................................     638,391      7,977,649
    Sonae Sierra Brasil SA......................................     233,280      1,743,160
*   Springs Global Participacoes SA.............................      75,671        165,773
    Sul America SA..............................................   3,630,643     28,888,848
#*  Suzano Papel e Celulose SA, Sponsored ADR...................     118,993      2,456,007
    Suzano SA...................................................   4,021,167     41,769,435
    T4F Entretenimento SA.......................................     361,892        551,915
*   Technos SA..................................................     213,216        125,066
*   Tecnisa SA..................................................   1,896,625        638,480
    Tegma Gestao Logistica SA...................................     389,052      2,430,893
    Telefonica Brasil SA, ADR...................................     550,562      6,551,687
*   Terra Santa Agro SA.........................................       5,300         17,707
#   TIM Participacoes SA, ADR...................................     309,336      4,581,266
    TIM Participacoes SA........................................   3,318,337      9,892,979
    TOTVS SA....................................................     352,269      4,002,342
    Transmissora Alianca de Energia Eletrica SA.................   2,194,647     14,692,174
    Trisul SA...................................................      74,700         92,587
    Tupy SA.....................................................     669,273      2,986,988
    Ultrapar Participacoes SA...................................   3,673,300     19,672,872
    Ultrapar Participacoes SA, Sponsored ADR....................     203,290      1,089,634
    Usinas Siderurgicas de Minas Gerais SA......................     262,144        705,986
    Vale SA, Sponsored ADR......................................   2,810,743     35,921,297
    Vale SA.....................................................  19,234,312    245,757,324
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e...............................................
    Identificacao S.A...........................................   1,026,449      4,646,520
    Via Varejo SA...............................................   5,982,960      6,255,932
*   Vulcabras Azaleia SA........................................     922,890      1,454,556
    WEG SA......................................................   1,384,640      6,561,070
    Wiz Solucoes e Corretagem de Seguros SA.....................     685,590      1,431,992
                                                                             --------------
TOTAL BRAZIL....................................................              2,089,987,738
                                                                             --------------
CHILE -- (1.2%)
    AES Gener SA................................................  15,838,780      4,302,639
    Aguas Andinas SA, Class A...................................  21,192,374     12,202,590
    Banco de Chile..............................................  14,742,399      2,162,930
    Banco de Chile, ADR.........................................     316,377      9,301,487
    Banco de Credito e Inversiones SA...........................     210,275     14,000,534
    Banco Santander Chile, ADR..................................     777,016     21,756,447
    Besalco SA..................................................   2,740,595      2,508,739
    CAP SA......................................................   1,232,575     14,081,892
    Cementos BIO BIO SA.........................................     180,149        245,235
    Cencosud SA.................................................   6,901,208     13,093,241
    Cia Cervecerias Unidas SA...................................     339,280      4,688,706
#   Cia Cervecerias Unidas SA, Sponsored ADR....................     402,910     11,096,141
*   Cia Pesquera Camanchaca SA..................................      49,415          5,189
*   Cia Sud Americana de Vapores SA............................. 192,975,782      6,159,953
*   Clinica Las Condes SA.......................................         849         51,958

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
CHILE -- (Continued)
    Colbun SA...................................................  38,654,666 $  8,640,656
    Cristalerias de Chile SA....................................      59,157      467,282
    Embotelladora Andina SA, ADR, Class B.......................      69,763    1,478,976
    Empresa Nacional de Telecomunicaciones SA...................   1,246,637   13,054,993
    Empresas CMPC SA............................................   5,374,979   18,092,244
    Empresas COPEC SA...........................................   1,177,727   14,780,274
    Empresas Hites SA...........................................   1,284,893      820,488
*   Empresas La Polar SA........................................  11,864,620      448,449
    Enel Americas SA, ADR.......................................   2,330,101   20,365,079
    Enel Americas SA............................................  81,087,893   14,228,992
    Enel Chile SA, ADR..........................................   2,417,197   12,158,501
    Enel Chile SA...............................................  51,882,835    5,228,117
    Engie Energia Chile SA......................................   5,108,151    9,796,970
*   Enjoy SA....................................................   1,885,576      137,249
    Forus SA....................................................     588,564    1,539,843
    Grupo Security SA...........................................   2,249,447      914,990
    Hortifrut SA................................................      18,414       51,656
    Instituto de Diagnostico SA.................................       4,394       14,272
    Inversiones Aguas Metropolitanas SA.........................   5,095,067    7,860,380
    Inversiones La Construccion SA..............................     288,747    5,047,211
    Itau CorpBanca.............................................. 997,868,314    8,913,485
#   Itau CorpBanca, ADR.........................................      72,474      965,716
#   Latam Airlines Group SA, Sponsored ADR......................   1,646,936   16,172,911
    Latam Airlines Group SA.....................................      94,057      932,793
    Masisa SA...................................................  15,805,533    1,139,268
    Molibdenos y Metales SA.....................................      84,984    1,047,212
    Multiexport Foods SA........................................   3,782,251    2,177,880
    Parque Arauco SA............................................   5,019,594   13,858,913
    PAZ Corp. SA................................................   1,378,694    2,035,574
    Ripley Corp. SA.............................................   8,075,450    6,954,926
    SACI Falabella..............................................   2,268,911   16,749,340
    Salfacorp SA................................................   2,393,887    3,135,062
    Sigdo Koppers SA............................................   1,833,468    3,473,113
*   SMU SA......................................................     583,407      154,185
    Sociedad Matriz SAAM SA.....................................  25,264,504    2,433,942
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR........     341,596   12,174,481
    Socovesa SA.................................................   1,574,885      926,015
    SONDA SA....................................................   3,886,113    6,062,405
    Vina Concha y Toro SA.......................................   3,039,844    6,400,144
                                                                             ------------
TOTAL CHILE.....................................................              356,491,668
                                                                             ------------
CHINA -- (17.7%)
*   21Vianet Group, Inc., ADR...................................     303,037    2,381,871
    361 Degrees International, Ltd..............................   5,351,000    1,177,865
    3SBio, Inc..................................................   2,167,000    4,006,598
#*  500.com, Ltd., ADR, Class A.................................     114,481    1,458,488
*   51job, Inc., ADR............................................      57,060    5,268,920
*   58.com, Inc., ADR...........................................     170,171   12,216,576
*   A8 New Media Group, Ltd.....................................   5,276,000      179,081
    AAC Technologies Holdings, Inc..............................   3,462,000   22,489,696
    Agile Group Holdings, Ltd...................................  12,170,465   18,386,805
    Agricultural Bank of China, Ltd., Class H...................  42,033,460   19,427,267
    Air China, Ltd., Class H....................................  10,246,000   12,220,203
    Ajisen China Holdings, Ltd..................................   2,945,000    1,253,207
    AKM Industrial Co., Ltd.....................................     240,000       42,005
*   Alibaba Group Holding, Ltd., Sponsored ADR..................   1,510,117  280,232,412
*   Alibaba Health Information Technology, Ltd..................   2,476,000    2,965,663
*   Alibaba Pictures Group, Ltd.................................  42,040,000    9,449,043
*   Aluminum Corp. of China, Ltd., ADR..........................     225,375    2,168,107

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
CHINA -- (Continued)
*   Aluminum Corp. of China, Ltd., Class H......................  16,904,000 $ 6,575,085
    AMVIG Holdings, Ltd.........................................   1,688,000     408,997
    Angang Steel Co., Ltd., Class H.............................   6,229,160   4,191,374
    Anhui Conch Cement Co., Ltd., Class H.......................   6,352,000  38,771,432
    Anhui Expressway Co., Ltd., Class H.........................   2,416,000   1,633,443
    ANTA Sports Products, Ltd...................................   4,947,000  34,792,913
#*  Anton Oilfield Services Group...............................  15,710,000   2,166,123
*   Aowei Holdings, Ltd.........................................     187,000      37,171
*   Art Group Holdings, Ltd.....................................     455,000      18,164
    Asia Cement China Holdings Corp.............................   3,617,500   4,295,034
*   Asia Television Holdings, Ltd...............................   2,034,000      59,250
*   Asian Citrus Holdings, Ltd..................................   3,478,000      49,877
    Ausnutria Dairy Corp., Ltd..................................   1,270,000   2,046,683
#*  AVIC International Holding HK, Ltd..........................  14,994,207     478,953
#   AVIC International Holdings, Ltd., Class H..................   1,678,000   1,060,233
    AviChina Industry & Technology Co., Ltd., Class H...........  11,497,212   6,765,550
    BAIC Motor Corp., Ltd., Class H.............................  11,858,500   8,324,287
*   Baidu, Inc., Sponsored ADR..................................     342,705  56,967,852
    BAIOO Family Interactive, Ltd...............................   4,356,000     282,452
    Bank of China, Ltd., Class H................................ 107,524,702  51,343,580
    Bank of Chongqing Co., Ltd., Class H........................   2,734,000   1,775,447
    Bank of Communications Co., Ltd., Class H...................  10,887,618   9,182,902
*   Baoye Group Co., Ltd., Class H..............................   1,566,440   1,071,834
#*  Baozun, Inc., Sponsored ADR.................................      38,456   1,865,116
    BBI Life Sciences Corp......................................     253,500      76,342
    BBMG Corp., Class H.........................................  11,245,404   3,960,897
    Beijing Capital International Airport Co., Ltd., Class H....   8,324,000   7,409,891
#   Beijing Capital Land, Ltd., Class H.........................   7,222,000   3,029,339
*   Beijing Enterprises Clean Energy Group, Ltd.................  65,400,000   1,051,470
#*  Beijing Enterprises Environment Group, Ltd..................     702,000      71,634
    Beijing Enterprises Holdings, Ltd...........................   2,150,528  11,458,700
#*  Beijing Enterprises Medical & Health Group, Ltd.............  12,414,000     383,011
    Beijing Enterprises Water Group, Ltd........................  18,820,469  11,677,978
#*  Beijing Gas Blue Sky Holdings, Ltd..........................   4,368,000     145,032
    Beijing Jingneng Clean Energy Co., Ltd., Class H............   7,914,000   1,586,117
#   Beijing North Star Co., Ltd., Class H.......................   5,214,000   2,069,327
#*  Beijing Properties Holdings, Ltd............................   5,540,967     170,899
#   Beijing Urban Construction Design & Development Group Co.,
      Ltd., Class H.............................................   1,040,000     362,020
#   Best Pacific International Holdings, Ltd....................   2,202,000     827,985
    BII Railway Transportation Technology Holdings Co., Ltd.....   1,820,000     166,969
#*  Bitauto Holdings, Ltd., ADR.................................     180,687   2,320,021
    Bosideng International Holdings, Ltd........................  19,052,157   5,244,754
#*  Boyaa Interactive International, Ltd........................   2,348,000     623,646
    Brilliance China Automotive Holdings, Ltd...................  11,476,000  12,641,342
    Brilliant Circle Holdings International, Ltd................      60,000       6,234
#   BYD Co., Ltd., Class H......................................   2,909,300  19,852,092
#   BYD Electronic International Co., Ltd.......................   5,923,722  10,620,010
    C C Land Holdings, Ltd......................................  13,761,530   3,176,956
#*  C.banner International Holdings, Ltd........................   3,093,000     155,783
    Cabbeen Fashion, Ltd........................................   1,829,000     543,063
#   Canvest Environmental Protection Group Co., Ltd.............   2,812,000   1,365,161
*   Capital Environment Holdings, Ltd...........................   3,860,000      97,296
#*  CAR, Inc....................................................   6,154,000   4,984,474
#*  Carnival Group International Holdings, Ltd..................   8,250,000      50,478
    Carrianna Group Holdings Co., Ltd...........................   2,236,877     256,853
*   CECEP COSTIN New Materials Group, Ltd.......................   2,583,000      37,042
    Central China Real Estate, Ltd..............................   5,592,074   2,785,096
#   Central China Securities Co., Ltd., Class H.................   3,306,000     852,413

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
CHINA -- (Continued)
*   Century Sunshine Group Holdings, Ltd........................  12,975,000 $    356,070
*   CGN Meiya Power Holdings Co., Ltd...........................   8,006,000    1,200,521
    CGN Power Co., Ltd., Class H................................  26,532,000    7,000,054
    Changshouhua Food Co., Ltd..................................   1,543,000      653,051
*   Changyou.com, Ltd., ADR.....................................      62,433    1,214,322
#   Chaowei Power Holdings, Ltd.................................   5,266,000    2,423,861
*   Cheetah Mobile, Inc., ADR...................................     172,949    1,089,579
*   Chiho Environmental Group, Ltd..............................     454,000       64,865
#   China Aerospace International Holdings, Ltd.................  14,554,600    1,004,067
    China Agri-Industries Holdings, Ltd.........................  16,953,800    5,464,715
#   China Aircraft Leasing Group Holdings, Ltd..................   1,334,000    1,530,975
    China All Access Holdings, Ltd..............................   3,800,000      225,491
    China Aluminum Cans Holdings, Ltd...........................      94,000       14,007
*   China Animal Healthcare, Ltd................................   1,485,000       94,649
#   China Animation Characters Co., Ltd.........................   2,698,000      779,286
#   China Aoyuan Group, Ltd.....................................   9,454,000   11,475,542
    China BlueChemical, Ltd., Class H...........................  13,661,122    4,656,282
#*  China Chengtong Development Group, Ltd......................     546,000       19,512
    China Cinda Asset Management Co., Ltd., Class H.............  29,528,000    7,874,812
    China CITIC Bank Corp., Ltd., Class H.......................  16,590,607   10,645,577
    China Coal Energy Co., Ltd., Class H........................   9,196,168    4,059,740
    China Communications Construction Co., Ltd., Class H........  12,791,387   12,320,424
    China Communications Services Corp., Ltd., Class H..........   9,947,327    8,022,864
    China Conch Venture Holdings, Ltd...........................   3,572,500   12,075,918
    China Construction Bank Corp., Class H...................... 226,157,302  199,372,416
    China Datang Corp. Renewable Power Co., Ltd., Class H.......  12,830,000    1,470,804
*   China Distance Education Holdings, Ltd., ADR................      16,626      108,235
    China Dongxiang Group Co., Ltd..............................  21,467,888    3,177,556
#*  China Dynamics Holdings, Ltd................................   7,940,000      127,684
#   China Eastern Airlines Corp., Ltd., Class H.................   8,106,000    5,760,177
#   China Electronics Huada Technology Co., Ltd.................   2,820,000      270,077
    China Electronics Optics Valley Union Holding Co., Ltd......   4,356,000      322,985
*   China Energine International Holdings, Ltd..................   2,588,000       71,603
#   China Energy Engineering Corp., Ltd., Class H...............   2,658,000      318,576
    China Everbright Bank Co., Ltd., Class H....................   6,920,000    3,417,921
    China Everbright International, Ltd.........................  11,788,777   11,559,381
    China Everbright, Ltd.......................................   6,706,896   12,227,055
#   China Evergrande Group......................................  16,422,000   52,664,723
    China Fiber Optic Network System Group, Ltd.................   4,584,800      122,732
    China Financial Services Holdings, Ltd......................   1,424,000       94,357
    China Foods, Ltd............................................   8,404,000    3,294,483
    China Galaxy Securities Co., Ltd., Class H..................  11,740,500    7,692,902
#   China Gas Holdings, Ltd.....................................   7,434,000   23,980,019
*   China Glass Holdings, Ltd...................................   4,448,000      363,437
#*  China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
      Class A...................................................   3,100,000    1,828,260
*   China Greenfresh Group Co., Ltd.............................   2,613,000      286,639
#   China Greenland Broad Greenstate Group Co., Ltd.............   5,504,000      406,505
    China Hanking Holdings, Ltd.................................   3,723,000      474,367
#   China Harmony New Energy Auto Holding, Ltd..................   5,620,000    1,995,574
#*  China High Precision Automation Group, Ltd..................   1,360,000       39,657
#   China High Speed Transmission Equipment Group Co., Ltd......   1,839,000    1,394,103
    China Hongqiao Group, Ltd...................................   7,359,500    6,066,803
    China Huarong Asset Management Co., Ltd., Class H...........  60,302,000   12,932,268
*   China Huishan Dairy Holdings Co., Ltd.......................   5,269,748      211,601
*   China Huiyuan Juice Group, Ltd..............................   3,751,500      181,148
#   China International Capital Corp., Ltd., Class H............   2,967,600    6,382,907
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................   1,359,000    1,714,088
*   China ITS Holdings Co., Ltd.................................   1,701,096       52,601
    China Jinmao Holdings Group, Ltd............................  26,680,976   17,299,165

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
CHINA -- (Continued)
#   China Lesso Group Holdings, Ltd.............................  8,428,000 $  5,968,085
    China Life Insurance Co., Ltd., ADR.........................    881,250   12,478,500
    China Life Insurance Co., Ltd., Class H.....................  1,838,000    5,222,879
    China Lilang, Ltd...........................................  2,984,000    3,112,866
#*  China Logistics Property Holdings Co., Ltd..................    103,000       39,017
*   China Longevity Group Co., Ltd..............................    893,399       29,268
    China Longyuan Power Group Corp., Ltd., Class H............. 10,798,000    7,446,292
*   China LotSynergy Holdings, Ltd.............................. 13,040,000       79,921
    China Machinery Engineering Corp., Class H..................  5,268,000    2,552,897
    China Maple Leaf Educational Systems, Ltd...................  4,450,000    2,081,496
    China Medical System Holdings, Ltd..........................  8,070,800    7,169,548
    China Meidong Auto Holdings, Ltd............................  1,364,000      790,396
    China Mengniu Dairy Co., Ltd................................  3,895,000   14,389,668
    China Merchants Bank Co., Ltd., Class H..................... 11,462,146   56,726,184
    China Merchants Land, Ltd................................... 10,506,000    1,834,654
    China Merchants Port Holdings Co., Ltd......................  5,318,958   10,758,320
#   China Merchants Securities Co., Ltd., Class H...............    376,000      514,692
*   China Metal Resources Utilization, Ltd......................    296,000      144,942
    China Minsheng Banking Corp., Ltd., Class H................. 11,637,460    8,746,152
#*  China Minsheng Financial Holding Corp., Ltd.................  1,620,000       28,798
    China Mobile, Ltd........................................... 13,173,000  125,688,886
    China Mobile, Ltd., Sponsored ADR...........................  1,997,961   95,242,801
*   China Modern Dairy Holdings, Ltd............................  1,105,000      165,871
#   China Molybdenum Co., Ltd., Class H......................... 17,169,000    6,477,271
    China National Building Material Co., Ltd., Class H......... 27,708,150   25,788,405
#   China New Town Development Co., Ltd.........................  6,821,177      163,048
    China NT Pharma Group Co., Ltd..............................  4,305,000      461,221
*   China Nuclear Energy Technology Corp., Ltd..................    818,000       55,307
    China Oil & Gas Group, Ltd.................................. 28,680,000    1,758,738
    China Oilfield Services, Ltd., Class H......................  5,912,000    6,331,271
    China Oriental Group Co., Ltd...............................  8,504,000    5,222,063
    China Overseas Grand Oceans Group, Ltd...................... 11,064,500    5,900,479
    China Overseas Land & Investment, Ltd....................... 18,806,033   70,459,660
    China Overseas Property Holdings, Ltd....................... 11,396,344    5,393,439
    China Pacific Insurance Group Co., Ltd., Class H............  5,973,465   24,514,426
    China Petroleum & Chemical Corp., ADR.......................    211,889   16,260,347
    China Petroleum & Chemical Corp., Class H................... 70,800,400   54,424,892
*   China Pioneer Pharma Holdings, Ltd..........................  2,974,000      360,754
#   China Power Clean Energy Development Co., Ltd...............  2,497,000    1,703,719
    China Power International Development, Ltd.................. 21,415,600    5,706,012
*   China Properties Group, Ltd.................................  2,545,000      376,038
    China Railway Construction Corp., Ltd., Class H.............  8,955,187   10,581,630
    China Railway Group, Ltd., Class H..........................  9,885,000    7,797,031
    China Railway Signal & Communication Corp., Ltd., Class H...  3,685,000    2,705,937
*   China Rare Earth Holdings, Ltd..............................  8,554,399      360,194
    China Reinsurance Group Corp., Class H......................  6,779,000    1,383,188
    China Resources Beer Holdings Co., Ltd......................  3,939,661   18,025,702
    China Resources Cement Holdings, Ltd........................ 13,018,946   13,053,564
    China Resources Gas Group, Ltd..............................  4,796,000   22,261,600
    China Resources Land, Ltd................................... 13,684,610   59,598,620
    China Resources Medical Holdings Co., Ltd...................  2,563,500    1,863,569
    China Resources Pharmaceutical Group, Ltd...................  2,126,500    3,026,045
    China Resources Power Holdings Co., Ltd.....................  6,522,820    9,127,467
*   China Ruifeng Renewable Energy Holdings, Ltd................  4,172,000      258,112
*   China Rundong Auto Group, Ltd...............................     85,000       13,013
*   China Saite Group Co., Ltd..................................  1,232,000       48,678
    China Sanjiang Fine Chemicals Co., Ltd......................  4,777,000    1,244,087
    China SCE Group Holdings, Ltd............................... 17,486,400    8,265,142
#*  China Shengmu Organic Milk, Ltd.............................  5,244,000      240,750

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
    China Shenhua Energy Co., Ltd., Class H..................... 13,010,000 $28,797,120
    China Shineway Pharmaceutical Group, Ltd....................  1,796,000   1,796,161
#*  China Silver Group, Ltd.....................................  7,074,000     613,810
    China Singyes Solar Technologies Holdings, Ltd..............  1,529,805     193,059
    China South City Holdings, Ltd.............................. 28,566,711   4,335,525
#   China Southern Airlines Co., Ltd., Sponsored ADR............     41,944   1,803,592
    China Southern Airlines Co., Ltd., Class H..................  9,144,000   7,949,622
    China Starch Holdings, Ltd.................................. 12,525,000     319,468
    China State Construction International Holdings, Ltd........  9,601,460   9,964,932
    China Sunshine Paper Holdings Co., Ltd......................  1,914,500     307,737
    China Suntien Green Energy Corp., Ltd., Class H.............  8,964,000   2,581,881
    China Taifeng Beddings Holdings, Ltd........................  1,662,000      42,902
    China Taiping Insurance Holdings Co., Ltd...................  6,700,130  20,375,898
    China Telecom Corp., Ltd., ADR..............................    136,139   7,057,446
    China Telecom Corp., Ltd., Class H.......................... 18,830,000   9,759,237
#   China Tian Lun Gas Holdings, Ltd............................  1,077,000   1,120,569
*   China Tianrui Group Cement Co., Ltd.........................     22,000      17,372
    China Traditional Chinese Medicine Holdings Co., Ltd........  9,494,000   5,389,076
    China Travel International Investment Hong Kong, Ltd........ 15,391,892   3,557,433
    China Unicom Hong Kong, Ltd................................. 29,320,000  34,813,766
    China Unicom Hong Kong, Ltd., ADR...........................  1,125,159  13,355,637
    China Vanke Co., Ltd., Class H..............................  6,530,300  25,267,032
#   China Vast Industrial Urban Development Co., Ltd............    435,000     187,430
#   China Water Affairs Group, Ltd..............................  5,220,000   5,367,771
#*  China Water Industry Group, Ltd.............................  4,764,000     638,802
    China Wood Optimization Holding, Ltd........................  1,168,000     297,682
    China XLX Fertiliser, Ltd...................................    548,000     195,613
    China Yuhua Education Corp., Ltd............................    376,000     168,219
#*  China Yurun Food Group, Ltd.................................  8,753,000   1,487,569
    China ZhengTong Auto Services Holdings, Ltd.................  6,480,500   3,595,019
    China Zhongwang Holdings, Ltd............................... 11,270,379   6,154,347
#   Chinasoft International, Ltd................................  8,762,000   5,008,595
    Chongqing Machinery & Electric Co., Ltd., Class H...........  8,241,962     778,113
    Chongqing Rural Commercial Bank Co., Ltd., Class H.......... 17,372,000  10,162,027
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd...  2,402,000     211,667
    Chu Kong Shipping Enterprise Group Co., Ltd.................    166,000      37,880
    CIFI Holdings Group Co., Ltd................................ 21,836,000  14,510,126
    CIMC Enric Holdings, Ltd....................................  2,950,000   2,873,843
*   CIMC-TianDa Holdings Co., Ltd...............................  3,700,000     137,063
*   CITIC Dameng Holdings, Ltd..................................  3,547,000     201,469
    CITIC Resources Holdings, Ltd............................... 18,228,000   1,721,980
    CITIC Securities Co., Ltd., Class H.........................  3,809,500   8,257,206
    CITIC, Ltd..................................................  7,718,567  11,240,192
#   Citychamp Watch & Jewellery Group, Ltd......................  9,990,000   2,217,313
    Clear Media, Ltd............................................    279,000     231,340
    CNOOC, Ltd.................................................. 43,446,000  78,912,425
    CNOOC, Ltd., Sponsored ADR..................................    236,528  42,972,407
*   Coastal Greenland, Ltd......................................  5,328,000     158,825
#*  COFCO Meat Holdings, Ltd....................................    686,000     280,832
*   Cogobuy Group...............................................  3,081,000   1,134,227
#   Colour Life Services Group Co., Ltd.........................  3,273,000   2,380,772
#*  Comba Telecom Systems Holdings, Ltd.........................  9,754,210   2,369,191
    Concord New Energy Group, Ltd............................... 34,005,909   1,668,712
    Consun Pharmaceutical Group, Ltd............................  3,575,000   2,507,553
#*  Coolpad Group, Ltd.......................................... 23,872,600     341,379
*   COSCO SHIPPING Development Co., Ltd., Class H...............  9,453,300   1,278,249
#   COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....  8,698,000   5,623,746
*   COSCO SHIPPING Holdings Co., Ltd., Class H..................  9,793,000   4,555,576
#   COSCO SHIPPING International Hong Kong Co., Ltd.............  2,792,000     972,615

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
    COSCO SHIPPING Ports, Ltd................................... 10,322,438 $10,295,423
*   Coslight Technology International Group Co., Ltd............    904,000     265,023
#   Cosmo Lady China Holdings Co., Ltd..........................  3,452,000   1,066,000
    Country Garden Holdings Co., Ltd............................ 37,392,660  60,256,645
*   Country Garden Services Holdings Co., Ltd...................  4,645,673   8,580,719
    CP Pokphand Co., Ltd........................................ 26,735,658   2,214,127
#   CPMC Holdings, Ltd..........................................  3,243,000   1,368,470
    CRCC High-Tech Equipment Corp., Ltd., Class H...............  1,930,000     490,006
    CRRC Corp., Ltd., Class H...................................  6,815,324   5,953,637
    CSC Financial Co., Ltd., Class H............................    547,500     467,419
*   CSMall Group, Ltd...........................................  1,377,266     161,671
    CSPC Pharmaceutical Group, Ltd.............................. 19,984,000  38,573,723
#*  CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H...................................................    242,000     229,610
#   CT Environmental Group, Ltd................................. 17,816,000     772,160
*   Ctrip.com International, Ltd., ADR..........................    703,594  30,993,316
#*  CWT International, Ltd...................................... 23,990,000     403,666
    Da Ming International Holdings, Ltd.........................    112,000      28,529
*   DaChan Food Asia, Ltd.......................................  1,277,087      67,160
    Dah Chong Hong Holdings, Ltd................................  5,889,420   2,155,495
    Dali Foods Group Co., Ltd...................................  7,369,500   5,233,925
#   Dalian Port PDA Co., Ltd., Class H..........................  7,937,399   1,022,914
*   Daphne International Holdings, Ltd..........................  6,388,000     203,669
    Datang International Power Generation Co., Ltd., Class H.... 10,354,000   2,680,610
#   Dawnrays Pharmaceutical Holdings, Ltd.......................  4,689,982     854,707
#*  DBA Telecommunication Asia Holdings, Ltd....................  1,020,000      49,487
#*  Differ Group Holding Co., Ltd...............................  7,294,000     442,036
*   Digital China Holdings, Ltd.................................  5,931,000   2,829,633
*   Dongfang Electric Corp., Ltd., Class H......................  1,425,400   1,089,145
    Dongfeng Motor Group Co., Ltd., Class H..................... 10,686,000  10,381,637
#   Dongjiang Environmental Co., Ltd., Class H..................  1,132,795   1,262,155
    Dongyue Group, Ltd..........................................  9,074,000   6,615,074
#*  Dynagreen Environmental Protection Group Co., Ltd.,
      Class H...................................................  1,984,000     985,352
#*  Dynasty Fine Wines Group, Ltd...............................  1,602,000     294,065
    E-Commodities Holdings, Ltd.................................  4,428,000     311,116
    Embry Holdings, Ltd.........................................    509,000     148,841
    ENN Energy Holdings, Ltd....................................  2,577,000  24,355,176
#   Essex Bio-technology, Ltd...................................    656,000     605,250
    EVA Precision Industrial Holdings, Ltd......................  5,064,516     523,229
#   Everbright Securities Co., Ltd., Class H....................    304,200     292,238
*   EverChina International Holdings Co., Ltd................... 17,352,500     498,639
*   Evergreen International Holdings, Ltd.......................    631,000      34,747
#*  Fang Holdings, Ltd., ADR....................................    116,401     176,930
    Fantasia Holdings Group Co., Ltd............................ 14,315,519   2,715,737
    Far East Horizon, Ltd.......................................  8,127,000   9,033,763
*   Feiyu Technology International Co., Ltd.....................  1,311,000      52,488
#*  First Tractor Co., Ltd., Class H............................  1,998,000     510,032
*   Forgame Holdings, Ltd.......................................    121,800     113,428
    Fosun International, Ltd....................................  5,006,120   7,776,519
    Fu Shou Yuan International Group, Ltd.......................  5,179,000   4,443,942
#   Fufeng Group, Ltd........................................... 10,517,800   5,572,509
#*  Fuguiniao Co., Ltd., Class H................................    782,600      72,576
#   Fullshare Holdings, Ltd..................................... 19,732,517   2,213,824
    Future Land Development Holdings, Ltd....................... 15,526,000  18,515,574
    Fuyao Glass Industry Group Co., Ltd., Class H...............  2,008,000   7,062,779
*   GCL New Energy Holdings, Ltd................................  5,994,000     225,447
#*  GCL-Poly Energy Holdings, Ltd............................... 91,495,320   6,538,379
    Geely Automobile Holdings, Ltd.............................. 23,435,000  47,207,042
    Gemdale Properties & Investment Corp., Ltd.................. 10,442,000   1,400,270
    Genertec Universal Medical Group Co., Ltd...................  4,424,000   3,527,423

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
    GF Securities Co., Ltd., Class H............................  2,235,400 $ 3,026,275
*   Glorious Property Holdings, Ltd............................. 17,149,712     843,077
    Golden Eagle Retail Group, Ltd..............................  3,060,000   3,629,987
*   Golden Meditech Holdings, Ltd...............................     68,000       6,942
    Golden Throat Holdings Group Co., Ltd.......................    931,500     167,141
    Goldlion Holdings, Ltd......................................    931,866     379,693
    Goldpac Group, Ltd..........................................  1,488,000     417,485
#*  GOME Retail Holdings, Ltd................................... 78,250,660   8,986,766
    Good Friend International Holdings, Inc.....................    487,333      81,093
#   Grand Baoxin Auto Group, Ltd................................  3,836,364   1,344,374
#   Great Wall Motor Co., Ltd., Class H......................... 18,747,750  15,266,308
    Greatview Aseptic Packaging Co., Ltd........................  5,896,000   3,590,248
    Greenland Hong Kong Holdings, Ltd...........................  6,872,275   2,825,046
    Greentown China Holdings, Ltd...............................  4,956,500   4,493,483
    Greentown Service Group Co., Ltd............................  4,004,000   3,455,872
    Guangdong Investment, Ltd...................................  7,620,000  14,254,484
*   Guangdong Land Holdings, Ltd................................  3,385,361     698,566
    Guangdong Yueyun Transportation Co., Ltd., Class H..........  1,331,000     541,157
    Guangshen Railway Co., Ltd., Sponsored ADR..................     68,574   1,258,333
    Guangshen Railway Co., Ltd., Class H........................  3,836,000   1,375,787
    Guangzhou Automobile Group Co., Ltd., Class H...............  5,181,690   5,580,819
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.,
      Class H...................................................    504,000   2,615,752
    Guangzhou R&F Properties Co., Ltd., Class H.................  8,256,332  16,425,042
*   Guodian Technology & Environment Group Corp., Ltd.,
      Class H...................................................  1,410,000      64,719
*   Guolian Securities Co., Ltd., Class H.......................    271,500      98,920
#   Guorui Properties, Ltd......................................  3,088,000     648,188
    Guotai Junan Securities Co., Ltd., Class H..................    115,600     246,965
*   Haichang Ocean Park Holdings, Ltd...........................  2,632,000     557,866
    Haier Electronics Group Co., Ltd............................  4,856,000  13,882,975
#*  Hailiang Education Group, Inc., ADR.........................     17,328     997,920
    Haitian International Holdings, Ltd.........................  4,199,000  10,529,412
    Haitong Securities Co., Ltd., Class H.......................  6,759,600   8,717,816
*   Hanergy Thin Film Power Group, Ltd.......................... 37,310,000  17,835,063
#   Harbin Bank Co., Ltd., Class H..............................    663,000     152,062
#   Harbin Electric Co., Ltd., Class H..........................  4,702,587   2,519,033
*   Harmonicare Medical Holdings, Ltd...........................    898,000     233,520
#*  HC Group, Inc...............................................  2,092,000   1,068,089
#*  Health and Happiness H&H International Holdings, Ltd........  1,909,500  11,728,493
    Henderson Investment, Ltd...................................    660,000      58,879
    Hengan International Group Co., Ltd.........................  3,543,622  31,155,606
#*  Hengdeli Holdings, Ltd...................................... 14,196,800     742,330
#*  HengTen Networks Group, Ltd................................. 21,580,000     618,348
*   Hi Sun Technology China, Ltd................................  5,868,000   1,010,711
    Hilong Holding, Ltd.........................................  5,858,000     709,400
    Hisense Home Appliances Group Co., Ltd., Class H............  1,515,000   2,066,203
    HKC Holdings, Ltd...........................................  1,032,088     830,498
*   Honghua Group, Ltd.......................................... 14,337,000   1,225,716
    Honworld Group, Ltd.........................................    531,500     298,715
    Hopefluent Group Holdings, Ltd..............................  1,139,973     341,879
#   Hopson Development Holdings, Ltd............................  4,942,000   5,426,788
    HOSA International, Ltd.....................................  2,198,000      30,484
*   Hua Han Health Industry Holdings, Ltd....................... 22,376,041     453,522
#   Hua Hong Semiconductor, Ltd.................................  2,254,000   5,342,730
    Huadian Fuxin Energy Corp., Ltd., Class H................... 13,340,000   2,872,691
    Huadian Power International Corp., Ltd., Class H............  6,720,000   2,871,141
#   Huaneng Power International, Inc., Sponsored ADR............    105,617   2,685,840
    Huaneng Power International, Inc., Class H..................  5,658,000   3,622,000
    Huaneng Renewables Corp., Ltd., Class H..................... 35,542,000  10,245,328
    Huatai Securities Co., Ltd., Class H........................  2,786,000   5,250,553

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
CHINA -- (Continued)
    Huaxi Holdings Co., Ltd.....................................      60,000 $     16,677
    Huazhong In-Vehicle Holdings Co., Ltd.......................   2,490,000      450,700
    Huazhu Group, Ltd., ADR.....................................     510,944   21,664,026
    Huishang Bank Corp., Ltd., Class H..........................   2,611,400    1,117,783
#*  Hydoo International Holding, Ltd............................     304,000       14,679
    IMAX China Holding, Inc.....................................   1,164,900    3,208,866
    Industrial & Commercial Bank of China, Ltd., Class H........ 149,722,725  112,615,411
    Inner Mongolia Yitai Coal Co., Ltd., Class H................      55,700       49,350
*   JD.com, Inc., ADR...........................................     577,213   17,472,238
#*  Jiangnan Group, Ltd.........................................   9,582,000      506,558
    Jiangsu Expressway Co., Ltd., Class H.......................   4,316,000    6,146,124
    Jiangxi Copper Co., Ltd., Class H...........................   5,058,000    6,709,288
#   Jiayuan International Group, Ltd............................   1,647,869      737,521
#*  Jinchuan Group International Resources Co., Ltd.............   5,991,000      558,077
#   Jingrui Holdings, Ltd.......................................   1,250,000      449,932
#*  JinkoSolar Holding Co., Ltd., ADR...........................     175,044    3,406,356
#   JNBY Design, Ltd............................................     979,000    1,934,486
    Joy City Property, Ltd......................................   9,476,000    1,352,061
    Ju Teng International Holdings, Ltd.........................   5,878,090    1,719,126
*   Jumei International Holding, Ltd., ADR......................      70,325      170,890
    Jutal Offshore Oil Services, Ltd............................     196,000       20,264
    K Wah International Holdings, Ltd...........................   3,256,064    2,043,591
*   Kai Yuan Holdings, Ltd......................................  16,790,000      116,026
    Kaisa Group Holdings, Ltd...................................  18,225,684    7,739,313
    Kangda International Environmental Co., Ltd.................   3,066,000      430,274
#   Kasen International Holdings, Ltd...........................   3,300,000    2,680,949
    Kingboard Holdings, Ltd.....................................   4,844,166   15,794,265
    Kingboard Laminates Holdings, Ltd...........................   8,483,484    8,922,001
#   Kingdee International Software Group Co., Ltd...............   4,985,600    6,119,659
    Kingsoft Corp., Ltd.........................................   4,590,000   11,756,895
#*  Kong Sun Holdings, Ltd......................................     575,000        6,743
    Koradior Holdings, Ltd......................................     702,000      840,165
#*  KuangChi Science, Ltd.......................................   6,308,000      531,153
    Kunlun Energy Co., Ltd......................................  20,392,000   21,569,804
    KWG Group Holdings, Ltd.....................................   9,074,644   10,643,313
    KWG Property Holding, Ltd...................................     263,500      309,049
*   Labixiaoxin Snacks Group, Ltd...............................   1,901,000      106,294
    Lai Fung Holdings, Ltd......................................     551,515      690,930
*   Launch Tech Co., Ltd., Class H..............................      11,500       10,946
    Le Saunda Holdings, Ltd.....................................   1,385,800      123,616
    Lee & Man Chemical Co., Ltd.................................     821,339      499,283
    Lee & Man Paper Manufacturing, Ltd..........................   9,801,200    7,955,540
#   Lee's Pharmaceutical Holdings, Ltd..........................   1,641,000    1,404,948
    Legend Holdings Corp., Class H..............................     210,500      574,172
    Lenovo Group, Ltd...........................................  41,860,000   38,790,487
*   Leoch International Technology, Ltd.........................   2,600,000      215,182
*   Li Ning Co., Ltd............................................   4,687,583    8,516,005
*   Lianhua Supermarket Holdings Co., Ltd., Class H.............   1,614,400      323,465
#*  Lifestyle China Group, Ltd..................................   2,072,000      769,217
#*  Lifetech Scientific Corp....................................   8,484,000    1,787,813
#*  Link Motion, Inc., Sponsored ADR............................     206,737       23,857
#*  Lisi Group Holdings, Ltd....................................     512,000       54,334
    Livzon Pharmaceutical Group, Inc., Class H..................     507,398    1,845,616
    LK Technology Holdings, Ltd.................................     637,500       79,800
    Logan Property Holdings Co., Ltd............................   9,676,000   15,398,091
    Longfor Group Holdings, Ltd.................................   7,546,500   27,903,352
#*  LongiTech Smart Energy Holding, Ltd.........................     439,500       43,226
    Lonking Holdings, Ltd.......................................  12,181,000    4,142,048
    Luye Pharma Group, Ltd......................................   5,866,000    5,320,613

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
CHINA -- (Continued)
    LVGEM China Real Estate Investment Co., Ltd.................    348,000 $    108,725
#   Maanshan Iron & Steel Co., Ltd., Class H.................... 15,728,000    7,249,945
    Maoye International Holdings, Ltd...........................  7,164,000      575,719
#*  Meitu, Inc..................................................    666,000      245,084
    Metallurgical Corp. of China, Ltd., Class H.................  6,038,000    1,671,313
    Min Xin Holdings, Ltd.......................................    720,000      452,519
    Ming Lam Holdings, Ltd......................................  8,140,000       39,444
#*  Mingfa Group International Co., Ltd.........................  4,986,000       35,783
*   Mingyuan Medicare Development Co., Ltd......................  4,480,000       24,614
#   Minmetals Land, Ltd.........................................  8,739,644    1,680,850
*   Minsheng Education Group Co., Ltd...........................    642,000      148,381
#   Minth Group, Ltd............................................  4,459,000   14,097,042
*   MMG, Ltd.................................................... 18,453,999    7,989,341
    MOBI Development Co., Ltd...................................    123,000       18,073
    Modern Land China Co., Ltd..................................  1,646,000      273,364
    Momo, Inc., Sponsored ADR...................................    695,542   24,392,658
#*  Munsun Capital Group, Ltd...................................  9,623,788      127,262
    Nan Hai Corp., Ltd.......................................... 35,000,003      691,519
*   Nature Home Holding Co., Ltd................................  1,119,000      198,264
    NetDragon Websoft Holdings, Ltd.............................    137,000      398,312
    NetEase, Inc., ADR..........................................    270,176   76,873,177
#   New Century Healthcare Holding Co., Ltd.....................     58,000       37,000
    New China Life Insurance Co., Ltd., Class H.................  1,467,900    8,140,975
*   New Oriental Education & Technology Group, Inc., Sponsored
      ADR.......................................................    184,891   17,649,695
*   New Provenance Everlasting Holdings, Ltd....................  2,890,000       12,173
*   New World Department Store China, Ltd.......................  2,929,538      616,401
    Nexteer Automotive Group, Ltd...............................  6,984,000   10,951,225
    Nine Dragons Paper Holdings, Ltd............................ 11,392,000   10,543,734
#*  Noah Holdings, Ltd., ADR....................................     87,175    4,737,089
#*  North Mining Shares Co., Ltd................................ 51,110,000      202,373
    NVC Lighting Holdings, Ltd..................................  8,142,000      722,745
#*  O-Net Technologies Group, Ltd...............................  1,988,000    1,156,471
    Orient Securities Co., Ltd., Class H........................    632,000      457,084
*   Ourgame International Holdings, Ltd.........................    242,000       22,665
    Overseas Chinese Town Asia Holdings, Ltd....................  1,347,817      571,989
#   Ozner Water International Holding, Ltd......................  1,811,000      374,206
#   Pacific Online, Ltd.........................................  2,443,195      557,921
#*  Panda Green Energy Group, Ltd...............................  3,460,000      146,219
#   Parkson Retail Group, Ltd...................................  7,287,500      595,288
#   PAX Global Technology, Ltd..................................  5,319,000    2,484,367
    People's Insurance Co. Group of China, Ltd. (The),
       Class H.................................................. 16,403,000    6,716,841
    PetroChina Co., Ltd., ADR...................................    217,878   13,789,499
    PetroChina Co., Ltd., Class H............................... 49,282,000   31,239,547
    Phoenix Media Investment Holdings, Ltd......................  5,334,000      591,645
*   Phoenix New Media, Ltd., ADR................................     69,195      300,998
    PICC Property & Casualty Co., Ltd., Class H................. 15,829,398   17,784,801
    Ping An Insurance Group Co. of China, Ltd., Class H......... 17,734,000  214,663,987
#   Poly Culture Group Corp., Ltd., Class H.....................    535,700      630,909
    Poly Property Group Co., Ltd................................ 14,480,068    6,075,235
    Pou Sheng International Holdings, Ltd.......................  9,639,609    2,262,071
    Powerlong Real Estate Holdings, Ltd.........................  9,956,715    4,849,367
    Prosperity International Holdings HK, Ltd...................  1,378,000       33,199
#*  PW Medtech Group, Ltd.......................................  4,390,000      749,125
#   Q Technology Group Co., Ltd.................................  2,932,000    3,027,042
*   Qingdao Port International Co., Ltd., Class H...............  2,107,000    1,463,517
    Qingling Motors Co., Ltd., Class H..........................  3,798,000    1,138,284
#   Qinhuangdao Port Co., Ltd., Class H.........................  1,912,500      421,514
#*  Qinqin Foodstuffs Group Cayman Co., Ltd.....................    328,724      106,995
    Qunxing Paper Holdings Co., Ltd.............................    854,211       41,160

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
CHINA -- (Continued)
*   Real Gold Mining, Ltd.......................................     640,000 $    21,456
    Red Star Macalline Group Corp., Ltd., Class H...............   1,141,104   1,081,945
#   Redco Group.................................................   5,482,000   2,190,673
    Regal International Airport Group Co., Ltd., Class H........     734,000     594,703
#*  Renhe Commercial Holdings Co., Ltd.......................... 107,936,615   3,569,704
    Renren, Inc., ADR...........................................       2,700       4,671
*   REXLot Holdings, Ltd........................................   3,197,569       8,560
    Road King Infrastructure, Ltd...............................   2,124,000   4,823,277
*   Ronshine China Holdings, Ltd................................   1,843,000   2,538,075
#*  Sany Heavy Equipment International Holdings Co., Ltd........   6,049,500   2,893,967
#   Seaspan Corp................................................     366,007   3,711,311
#*  Semiconductor Manufacturing International Corp..............  13,141,695  14,070,930
#*  Semiconductor Manufacturing International Corp., ADR........     173,964     927,228
#   Shandong Chenming Paper Holdings, Ltd., Class H.............   3,010,533   1,562,903
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H....   7,788,000   7,655,608
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H...........   1,259,200     668,215
#   Shanghai Electric Group Co., Ltd., Class H..................   7,962,000   3,107,908
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H......   1,666,000   5,730,336
#*  Shanghai Fudan Microelectronics Group Co., Ltd., Class H....     452,000     758,056
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.,
      Class H...................................................   1,536,000   1,372,011
#   Shanghai Haohai Biological Technology Co., Ltd., Class H....      71,600     459,427
    Shanghai Industrial Holdings, Ltd...........................   3,364,000   7,912,319
    Shanghai Industrial Urban Development Group, Ltd............  12,731,025   2,549,647
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H...................................................   9,926,000   2,459,064
#   Shanghai La Chapelle Fashion Co., Ltd., Class H.............     275,200     140,689
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H.........   2,988,300   6,258,126
*   Shanghai Prime Machinery Co., Ltd., Class H.................   4,974,000     710,081
*   Shanghai Zendai Property, Ltd...............................  10,965,000     164,651
*   Sheen Tai Holdings Grp Co., Ltd.............................     344,000       7,707
    Shengjing Bank Co., Ltd., Class H...........................     528,000     306,798
    Shenguan Holdings Group, Ltd................................   6,774,000     348,656
    Shenzhen Expressway Co., Ltd., Class H......................   3,806,000   4,635,782
    Shenzhen International Holdings, Ltd........................   6,600,012  14,266,633
#   Shenzhen Investment, Ltd....................................  23,013,942   9,157,799
    Shenzhou International Group Holdings, Ltd..................   2,297,000  30,873,572
    Shimao Property Holdings, Ltd...............................   9,967,183  30,379,999
#*  Shougang Concord International Enterprises Co., Ltd.........  54,758,200   2,235,064
    Shougang Fushan Resources Group, Ltd........................  16,914,461   4,100,112
    Shui On Land, Ltd...........................................  30,569,276   7,448,631
#*  Shunfeng International Clean Energy, Ltd....................  11,502,000     395,144
    Sichuan Expressway Co., Ltd., Class H.......................   4,724,000   1,578,170
    Sihuan Pharmaceutical Holdings Group, Ltd...................  22,137,000   5,964,808
#*  Silver Grant International Industries, Ltd..................   7,084,000   1,356,371
    SIM Technology Group, Ltd...................................   5,367,000     202,083
    Sino Biopharmaceutical, Ltd.................................  27,264,997  26,250,380
#*  Sino Oil And Gas Holdings, Ltd..............................   6,777,223     144,935
#*  Sinofert Holdings, Ltd......................................  14,824,673   1,834,122
    Sino-I Technology, Ltd......................................   5,320,000      48,242
#*  Sinolink Worldwide Holdings, Ltd............................  10,943,492   1,076,665
#   SinoMedia Holding, Ltd......................................   1,167,258     267,737
    Sino-Ocean Group Holding, Ltd...............................  21,847,462   9,814,776
    Sinopec Engineering Group Co., Ltd., Class H................   6,485,000   6,271,162
    Sinopec Kantons Holdings, Ltd...............................   6,714,000   2,999,983
#   Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR.....      31,247   1,402,343
    Sinopec Shanghai Petrochemical Co., Ltd., Class H...........  16,637,000   7,535,373
    Sinopharm Group Co., Ltd., Class H..........................   4,731,200  18,595,025
#   Sinosoft Technology Group, Ltd..............................   5,071,400   1,813,208
    Sinotrans, Ltd., Class H....................................  14,976,000   6,153,313
#   Sinotruk Hong Kong, Ltd.....................................   4,755,500  10,323,427

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
CHINA -- (Continued)
    Skyfame Realty Holdings, Ltd................................ 17,386,000 $  2,861,000
#   Skyworth Digital Holdings, Ltd.............................. 13,534,811    4,001,154
#*  SMI Holdings Group, Ltd.....................................  5,388,799      343,463
*   SOHO China, Ltd............................................. 15,940,339    5,781,811
#*  Sohu.com, Ltd., ADR.........................................    110,251    2,278,888
*   Southern Energy Holdings Group, Ltd.........................     82,000      164,448
#*  Sparkle Roll Group, Ltd.....................................  9,328,000      398,282
    Springland International Holdings, Ltd......................  3,157,000      660,023
*   SPT Energy Group, Inc.......................................  3,130,000      311,092
*   SRE Group, Ltd.............................................. 18,349,714      237,018
    SSY Group, Ltd.............................................. 14,912,506   14,125,501
#*  Starrise Media Holdings, Ltd................................  1,702,000      290,160
    Suchuang Gas Corp., Ltd.....................................    302,000       82,431
    Sun Art Retail Group, Ltd................................... 11,848,000   10,354,368
#   Sun King Power Electronics Group............................  2,370,000      390,601
    Sunac China Holdings, Ltd................................... 12,410,000   63,956,183
    Sunny Optical Technology Group Co., Ltd.....................  3,119,000   38,155,037
#*  Sunshine 100 China Holdings, Ltd............................    182,000       37,003
    Superb Summit International Group, Ltd......................     95,000        6,630
#   Symphony Holdings, Ltd......................................  5,920,000      762,731
*   TAL Education Group, ADR....................................    667,337   25,672,454
#   Tarena International, Inc., ADR.............................    134,163      681,548
*   Taung Gold International, Ltd............................... 39,970,000      224,047
    TCL Electronics Holdings, Ltd...............................  3,978,932    2,131,973
*   Tech Pro Technology Development, Ltd........................ 37,652,000       61,435
#*  Technovator International, Ltd..............................  2,848,000      410,487
    Ten Pao Group Holdings, Ltd.................................     60,000        8,437
    Tencent Holdings, Ltd....................................... 10,834,800  534,021,752
    Tenfu Cayman Holdings Co., Ltd..............................    101,000       68,345
#*  Tenwow International Holdings, Ltd..........................  2,865,000       52,042
*   Tesson Holdings, Ltd........................................     87,000        7,316
    Texhong Textile Group, Ltd..................................  2,383,500    3,229,340
    Tian An China Investment Co., Ltd...........................  1,162,357      638,468
#   Tian Ge Interactive Holdings, Ltd...........................    951,000      294,781
    Tian Shan Development Holding, Ltd..........................  1,392,000      449,542
#   Tiangong International Co., Ltd.............................  3,342,000      873,641
#*  Tianjin Capital Environmental Protection Group Co., Ltd.,
      Class H...................................................  1,534,000      621,842
    Tianjin Development Holdings, Ltd...........................  2,585,800      899,675
    Tianjin Port Development Holdings, Ltd...................... 13,391,200    1,554,153
    Tianneng Power International, Ltd...........................  6,583,952    6,182,797
    Tianyun International Holdings, Ltd.........................  1,450,000      225,458
*   Tibet Water Resources, Ltd..................................  6,551,000    1,879,689
    Tingyi Cayman Islands Holding Corp.......................... 10,016,000   16,493,629
    Tomson Group, Ltd...........................................  1,985,780      761,914
#   Tong Ren Tang Technologies Co., Ltd., Class H...............  3,115,000    4,324,705
#   Tongda Group Holdings, Ltd.................................. 23,960,000    2,597,309
    Tonly Electronics Holdings, Ltd.............................    432,080      374,572
#   Top Spring International Holdings, Ltd......................    397,500      114,459
#*  Tou Rong Chang Fu Group, Ltd................................  5,680,000       85,437
    Towngas China Co., Ltd......................................  5,735,728    4,563,500
    TPV Technology, Ltd.........................................  5,768,578    1,339,750
    TravelSky Technology, Ltd., Class H.........................  3,168,938    8,150,726
    Trigiant Group, Ltd.........................................  4,146,000      750,525
#*  Truly International Holdings, Ltd...........................  9,951,000    1,679,142
    Tsaker Chemical Group, Ltd..................................    220,500       82,680
    Tsingtao Brewery Co., Ltd., Class H.........................    798,000    5,090,475
#*  Tuniu Corp., Sponsored ADR..................................     39,881      183,453
    Uni-President China Holdings, Ltd...........................  7,122,308    6,522,169
    United Energy Group, Ltd.................................... 31,041,100    5,821,180

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
CHINA -- (Continued)
#*  V1 Group, Ltd............................................... 13,654,600 $      434,152
    Vinda International Holdings, Ltd...........................    438,000        843,436
*   Vipshop Holdings, Ltd., ADR.................................  1,699,752     14,634,865
    Wanguo International Mining Group, Ltd......................    284,000         67,745
    Want Want China Holdings, Ltd............................... 27,604,000     21,915,731
    Wasion Holdings, Ltd........................................  3,640,000      1,858,798
*   Weibo Corp., Sponsored ADR..................................    132,738      9,092,553
    Weichai Power Co., Ltd., Class H............................ 11,137,120     18,235,210
    Weiqiao Textile Co., Class H................................  2,809,500      1,135,647
    West China Cement, Ltd...................................... 22,132,000      3,109,178
#   Wisdom Education International Holdings Co., Ltd............    680,000        399,847
#   Wisdom Sports Group.........................................    860,000         58,164
    Wison Engineering Services Co., Ltd.........................    397,000         58,742
#   Xiabuxiabu Catering Management China Holdings Co., Ltd......  2,087,000      3,675,920
    Xiamen International Port Co., Ltd., Class H................  7,153,338      1,022,797
*   Xinchen China Power Holdings, Ltd...........................  1,577,000         85,453
    Xingda International Holdings, Ltd..........................  7,005,831      2,225,915
    Xingfa Aluminium Holdings, Ltd..............................    348,000        292,934
    Xinhua Winshare Publishing and Media Co., Ltd., Class H.....  1,896,000      1,456,407
#   Xinjiang Goldwind Science & Technology Co., Ltd., Class H...  3,277,784      3,579,941
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H..........  4,520,000        392,056
*   Xinming China Holdings, Ltd.................................     70,000         11,066
#   Xinyi Solar Holdings, Ltd................................... 24,147,215     13,769,847
#   Xinyuan Real Estate Co., Ltd., ADR..........................     45,438        202,199
    Xtep International Holdings, Ltd............................  5,221,000      2,976,637
*   Xunlei, Ltd., ADR...........................................     51,425        179,988
#   Yadea Group Holdings, Ltd...................................  2,348,000        805,467
*   Yanchang Petroleum International, Ltd....................... 21,950,000        305,293
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H...................................................  1,150,500      2,843,496
    Yanzhou Coal Mining Co., Ltd., Class H...................... 11,854,000     12,655,516
#*  Yashili International Holdings, Ltd.........................  2,933,000        400,052
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H....    506,000      2,511,517
    Yida China Holdings, Ltd....................................    612,000        200,434
    Yihai International Holding, Ltd............................  1,624,000      8,021,610
    Yip's Chemical Holdings, Ltd................................  1,348,000        460,926
#   Yirendai, Ltd., ADR.........................................    146,597      2,322,096
#*  Youyuan International Holdings, Ltd.........................  3,499,760      1,071,040
    Yuexiu Property Co., Ltd.................................... 49,825,784     11,565,606
    Yuexiu Transport Infrastructure, Ltd........................  3,831,415      3,122,582
    Yum China Holdings, Inc.....................................  1,130,936     53,764,697
#   Yunnan Water Investment Co., Ltd., Class H..................    932,000        286,425
    Yuzhou Properties Co., Ltd.................................. 16,684,806      8,818,714
*   YY, Inc., ADR...............................................    208,937     17,678,160
#   Zhaojin Mining Industry Co., Ltd., Class H..................  4,859,666      4,186,628
    Zhejiang Expressway Co., Ltd., Class H......................  6,620,000      7,100,582
    Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H....  1,225,000        617,688
#*  Zhong An Real Estate, Ltd................................... 11,976,888        442,910
    Zhongsheng Group Holdings, Ltd..............................  4,855,500     12,773,613
#   Zhongyu Gas Holdings, Ltd...................................  1,544,550      1,446,071
#   Zhou Hei Ya International Holdings Co., Ltd.................  2,299,500      1,212,132
#*  Zhuguang Holdings Group Co., Ltd............................    822,000        129,142
    Zhuhai Holdings Investment Group, Ltd.......................  1,056,000        117,395
    Zhuzhou CRRC Times Electric Co., Ltd., Class H..............  1,288,750      6,547,085
    Zijin Mining Group Co., Ltd., Class H....................... 30,202,000     11,798,176
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H...................................................  7,909,200      4,642,363
*   ZTE Corp., Class H..........................................  1,060,192      3,379,806
    ZTO Express Cayman, Inc., ADR...............................    203,166      4,049,098
                                                                            --------------
TOTAL CHINA.....................................................             5,191,403,691
                                                                            --------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
COLOMBIA -- (0.4%)
    Almacenes Exito SA..........................................  1,819,110 $  8,158,075
    Banco de Bogota SA..........................................     89,595    1,908,700
    Bancolombia SA, Sponsored ADR...............................    414,296   21,013,093
    Bancolombia SA..............................................    820,000    9,992,422
    Bolsa de Valores de Colombia................................     20,739       80,179
    Celsia SA ESP...............................................  1,274,387    1,765,794
    Cementos Argos SA...........................................  1,832,227    4,573,130
*   CEMEX Latam Holdings SA.....................................  1,142,162    1,720,352
*   Constructora Conconcreto SA.................................     19,345        2,902
*   Corp. Financiera Colombiana SA..............................    295,166    2,296,876
#   Ecopetrol SA, Sponsored ADR.................................    417,332    7,716,469
    Ecopetrol SA................................................ 21,604,701   19,945,885
*   Empresa de Telecomunicaciones de Bogota.....................  2,559,373      201,061
    Grupo Argos SA..............................................    391,800    2,229,682
    Grupo Aval Acciones y Valores SA, ADR.......................    188,466    1,481,343
    Grupo de Inversiones Suramericana SA........................    546,910    6,089,464
*   Grupo Energia Bogota SA ESP.................................  4,124,018    2,844,370
    Grupo Nutresa SA............................................    471,389    3,907,284
    Interconexion Electrica SA ESP..............................  2,504,033   12,252,007
    Mineros SA..................................................     17,511       12,348
                                                                            ------------
TOTAL COLOMBIA..................................................             108,191,436
                                                                            ------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S.....................................................  1,032,809   24,056,852
    Komercni banka A.S..........................................    186,424    7,072,183
#   Moneta Money Bank A.S.......................................  2,558,146    8,199,651
#   O2 Czech Republic A.S.......................................    378,192    4,118,549
#   Philip Morris CR A.S........................................      3,615    2,168,394
                                                                            ------------
TOTAL CZECH REPUBLIC............................................              45,615,629
                                                                            ------------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR.............  3,828,381   16,780,318
    Commercial International Bank Egypt S.A.E., GDR.............    345,664    1,512,280
*   Egyptian Financial Group-Hermes Holding Co., GDR............     56,514      101,160
*   Egyptian Financial Group-Hermes Holding Co., GDR............     18,996       34,198
                                                                            ------------
TOTAL EGYPT.....................................................              18,427,956
                                                                            ------------
GREECE -- (0.2%)
    Aegean Airlines SA..........................................    192,686    1,822,092
*   Alpha Bank AE...............................................    187,531      291,963
    Athens Water Supply & Sewage Co. SA.........................     94,088      627,068
*   Ellaktor SA.................................................    272,894      524,418
*   Eurobank Ergasias SA........................................     58,740       49,214
*   FF Group....................................................    156,853      352,919
    Fourlis Holdings SA.........................................    159,481      962,719
*   GEK Terna Holding Real Estate Construction SA...............    246,078    1,419,049
    Hellenic Exchanges - Athens Stock Exchange SA...............    391,706    1,970,254
    Hellenic Petroleum SA.......................................    487,671    4,523,918
    Hellenic Telecommunications Organization SA.................  1,054,511   14,645,998
    Holding Co. ADMIE IPTO SA...................................    525,419    1,009,692
*   Iaso SA.....................................................     27,546       45,696
*   Intracom Holdings SA........................................    220,276      220,336
*   Intralot SA-Integrated Lottery Systems & Services...........    726,755      339,755
    JUMBO SA....................................................    470,477    8,586,685
*   LAMDA Development SA........................................     40,956      312,690
*   Marfin Investment Group Holdings SA.........................  5,537,637      569,768
    Motor Oil Hellas Corinth Refineries SA......................    287,114    7,322,027
    Mytilineos Holdings SA......................................    308,236    3,337,742

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
GREECE -- (Continued)
*   National Bank of Greece SA..................................    100,603 $    221,336
    OPAP SA.....................................................    705,709    7,615,427
*   Piraeus Bank SA.............................................    107,485      219,117
    Piraeus Port Authority SA...................................     21,988      510,438
*   Public Power Corp. SA.......................................    525,419      745,902
    Sarantis SA.................................................     13,507      111,941
    Terna Energy SA.............................................    180,368    1,408,922
    Titan Cement Co. SA.........................................    244,035    5,290,946
                                                                            ------------
TOTAL GREECE....................................................              65,058,032
                                                                            ------------
HONG KONG -- (0.0%)
    China Household Holdings, Ltd...............................  3,080,000       37,534
    HC Group, Inc...............................................     25,000       12,747
*   Leyou Technologies Holdings, Ltd............................ 11,370,000    3,262,682
                                                                            ------------
TOTAL HONG KONG.................................................               3,312,963
                                                                            ------------
HUNGARY -- (0.4%)
    CIG Pannonia Life Insurance P.L.C., Class A.................     71,774      106,433
    Magyar Telekom Telecommunications P.L.C.....................  4,329,282    6,826,117
    Magyar Telekom Telecommunications P.L.C., Sponsored ADR.....     36,206      274,080
    MOL Hungarian Oil & Gas P.L.C...............................  4,399,855   50,667,252
    OTP Bank P.L.C..............................................  1,127,923   50,159,835
    Richter Gedeon Nyrt.........................................    672,649   13,346,516
                                                                            ------------
TOTAL HUNGARY...................................................             121,380,233
                                                                            ------------
INDIA -- (12.5%)
*   3M India, Ltd...............................................      8,720    2,874,272
*   5Paisa Capital, Ltd.........................................     22,647       93,665
    Aarti Drugs, Ltd............................................     38,782      345,808
    Aarti Industries, Ltd.......................................    267,146    6,231,324
    ABB India, Ltd..............................................    122,480    2,599,628
    Abbott India, Ltd...........................................      9,321      993,276
    ACC, Ltd....................................................    277,980    6,523,276
    Accelya Kale Solutions, Ltd.................................      3,197       42,191
    Action Construction Equipment, Ltd..........................    165,096      233,909
    Adani Enterprises, Ltd......................................  2,576,442    4,692,562
*   Adani Gas, Ltd..............................................  2,599,564    4,932,924
*   Adani Green Energy, Ltd.....................................  2,028,508    1,160,193
    Adani Ports & Special Economic Zone, Ltd....................  4,747,385   26,742,237
*   Adani Power, Ltd............................................ 11,143,027    7,141,122
*   Adani Transmissions, Ltd....................................  1,861,612    5,837,175
*   Aditya Birla Capital, Ltd...................................  2,056,608    2,888,106
*   Aditya Birla Fashion and Retail, Ltd........................  2,100,200    6,576,642
    Advanced Enzyme Technologies, Ltd...........................     44,427      121,659
    Aegis Logistics, Ltd........................................    723,466    2,019,173
    Agro Tech Foods, Ltd........................................     51,860      434,625
    Ahluwalia Contracts India, Ltd..............................     25,428      119,574
    AIA Engineering, Ltd........................................    224,584    5,848,384
    Ajanta Pharma, Ltd..........................................    392,007    5,590,114
    Akzo Nobel India, Ltd.......................................     90,488    2,226,698
    Alembic Pharmaceuticals, Ltd................................    528,798    4,221,128
    Alembic, Ltd................................................  1,003,056      601,797
    Alkyl Amines Chemicals......................................      6,717       81,278
*   Allahabad Bank..............................................  3,942,495    2,645,605
    Allcargo Logistics, Ltd.....................................    593,380      916,654
    Amara Raja Batteries, Ltd...................................    633,280    6,028,354
    Ambuja Cements, Ltd.........................................  2,308,654    7,311,753
*   Amtek Auto, Ltd.............................................    876,612       35,542

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDIA -- (Continued)
    Anant Raj, Ltd..............................................  1,204,980 $   527,427
*   Andhra Bank.................................................  2,744,960     975,862
    Andhra Sugars, Ltd. (The)...................................      6,071      30,070
*   Anveshan Heavy Engineering, Ltd.............................     63,184     420,006
    Apar Industries, Ltd........................................    132,296   1,276,222
    APL Apollo Tubes, Ltd.......................................     60,348   1,383,902
    Apollo Hospitals Enterprise, Ltd............................    436,559   7,655,616
    Apollo Tyres, Ltd...........................................  3,586,241  10,589,967
    Aptech, Ltd.................................................     65,611     150,890
*   Arvind Fashions, Ltd........................................    341,192   4,905,446
    Arvind, Ltd.................................................  1,760,513   2,099,591
    Asahi India Glass, Ltd......................................    384,529   1,309,792
    Ashiana Housing, Ltd........................................    101,152     170,213
    Ashok Leyland, Ltd.......................................... 12,195,721  15,276,370
    Ashoka Buildcon, Ltd........................................    761,281   1,355,028
    Asian Paints, Ltd...........................................  1,411,925  29,719,098
    Astra Microwave Products, Ltd...............................     90,438     113,434
    Astral Polytechnik, Ltd.....................................    182,323   3,251,685
*   AstraZeneca Pharma India, Ltd...............................      4,481     151,184
    Atul, Ltd...................................................    111,296   5,445,415
    Aurobindo Pharma, Ltd.......................................  2,548,529  29,933,957
    Automotive Axles, Ltd.......................................     55,057     894,555
    Avanti Feeds, Ltd...........................................    243,671   1,276,818
*   Axis Bank, Ltd..............................................  4,363,304  47,984,333
    Bajaj Auto, Ltd.............................................    464,501  19,962,837
*   Bajaj Corp., Ltd............................................    548,909   2,592,805
    Bajaj Electricals, Ltd......................................    379,731   3,111,267
    Bajaj Finance, Ltd..........................................    673,807  30,039,944
    Bajaj Finserv, Ltd..........................................    166,745  18,024,173
*   Bajaj Hindusthan Sugar, Ltd.................................  4,864,854     580,531
    Bajaj Holdings & Investment, Ltd............................    194,689   8,649,121
    Balaji Amines, Ltd..........................................    104,011     654,867
    Balaji Telefilms, Ltd.......................................    106,009     114,968
    Balkrishna Industries, Ltd..................................    667,382   8,789,175
    Balmer Lawrie & Co., Ltd....................................    436,249   1,063,271
    Balrampur Chini Mills, Ltd..................................  1,807,835   3,927,976
    Banco Products India, Ltd...................................    104,639     222,997
*   Bank of Baroda..............................................  5,465,480   9,161,493
*   Bank of Maharashtra.........................................    871,316     226,287
    Bannari Amman Sugars, Ltd...................................      3,050      61,956
    BASF India, Ltd.............................................     54,296   1,081,207
    Bata India, Ltd.............................................    262,044   5,482,908
    Bayer CropScience, Ltd......................................      2,183     131,760
    BEML, Ltd...................................................    168,659   2,114,345
    Berger Paints India, Ltd....................................  1,813,628   8,396,541
*   BF Utilities, Ltd...........................................    123,479     326,663
    Bhansali Engineering Polymers, Ltd..........................    871,714     905,306
    Bharat Electronics, Ltd.....................................  2,939,685   3,679,014
*   Bharat Financial Inclusion, Ltd.............................    409,307   5,909,735
    Bharat Forge, Ltd...........................................  1,889,882  12,796,569
    Bharat Heavy Electricals, Ltd...............................  6,135,772   6,233,227
    Bharat Petroleum Corp., Ltd.................................  3,197,774  17,523,917
    Bharat Rasayan, Ltd.........................................      3,791     222,248
    Bharti Airtel, Ltd.......................................... 10,743,232  49,389,388
    Bharti Infratel, Ltd........................................  1,814,623   6,851,533
    Biocon, Ltd.................................................    436,692   3,734,839
    Birla Corp., Ltd............................................    153,086   1,103,691
    Bliss Gvs Pharma, Ltd.......................................    667,531   1,616,561
    BLS International Services, Ltd.............................    169,057     296,815

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Blue Dart Express, Ltd......................................    38,976 $ 1,838,780
    Blue Star, Ltd..............................................   289,325   2,812,795
    Bodal Chemicals, Ltd........................................   819,591   1,433,914
    Bombay Dyeing & Manufacturing Co., Ltd......................   580,664     930,930
    Borosil Glass Works, Ltd....................................    33,227      96,273
    Bosch, Ltd..................................................    17,882   4,628,320
    Brigade Enterprises, Ltd....................................   321,504   1,042,639
    Britannia Industries, Ltd...................................   271,134  11,297,881
    BSE, Ltd....................................................    40,179     358,501
    Cadila Healthcare, Ltd...................................... 1,534,067   7,235,020
    Can Fin Homes, Ltd..........................................   693,895   3,170,461
*   Canara Bank................................................. 1,095,726   4,091,065
    Capacit'e Infraprojects, Ltd................................    22,428      73,282
    Caplin Point Laboratories, Ltd..............................   200,414   1,052,975
    Carborundum Universal, Ltd..................................   433,785   2,236,013
    Care Ratings, Ltd...........................................   197,404   2,792,665
    Castrol India, Ltd.......................................... 1,967,871   4,333,245
    CCL Products India, Ltd.....................................   648,126   2,404,335
    Ceat, Ltd...................................................   309,195   4,673,075
    Central Depository Services India, Ltd......................    38,565     129,809
    Century Plyboards India, Ltd................................   978,593   2,442,390
    Century Textiles & Industries, Ltd..........................   333,591   4,400,438
    Cera Sanitaryware, Ltd......................................    34,646   1,398,390
    CESC, Ltd...................................................   669,478   6,741,461
*   CG Power and Industrial Solutions, Ltd...................... 4,514,694   2,444,624
    Chambal Fertilizers & Chemicals, Ltd........................ 1,986,034   4,436,471
    Chennai Petroleum Corp., Ltd................................   486,953   1,770,181
    Chennai Super Kings Cricket, Ltd............................ 2,606,099      15,808
    Cholamandalam Investment and Finance Co., Ltd...............   397,282   7,926,809
*   Cigniti Technologies, Ltd...................................     8,421      43,828
    Cipla, Ltd.................................................. 1,636,802  13,248,391
    City Union Bank, Ltd........................................ 1,870,165   5,484,846
*   Claro India, Ltd............................................    81,366     117,450
    Coal India, Ltd............................................. 2,230,650   8,098,626
    Cochin Shipyard, Ltd........................................    24,159     130,661
*   Coffee Day Enterprises, Ltd.................................   198,367     742,710
    Colgate-Palmolive India, Ltd................................   586,812  10,210,114
    Container Corp. Of India, Ltd...............................   699,645   4,977,385
    Coromandel International, Ltd...............................   974,213   6,065,370
*   Corp. Bank.................................................. 1,731,657     685,439
*   Cox & Kings Financial Service, Ltd..........................   316,299     172,125
    Cox & Kings, Ltd............................................   983,193   1,710,741
    CRISIL, Ltd.................................................   108,046   2,233,923
    Crompton Greaves Consumer Electricals, Ltd.................. 4,121,569  14,069,941
    Cummins India, Ltd..........................................   328,292   3,414,170
    Cyient, Ltd.................................................   322,814   2,737,056
    Dabur India, Ltd............................................ 2,185,378  12,495,809
    DB Corp., Ltd...............................................   293,713     790,604
*   DB Realty, Ltd..............................................   448,984      95,065
    DCB Bank, Ltd............................................... 2,325,134   7,078,388
    DCM Shriram, Ltd............................................   380,196   2,391,653
    Deepak Fertilisers & Petrochemicals Corp., Ltd..............   347,969     676,460
    Deepak Nitrite, Ltd.........................................   241,579     917,421
    Delta Corp., Ltd............................................   849,325   2,990,552
    Dewan Housing Finance Corp., Ltd............................ 1,611,071   3,077,687
    DFM Foods, Ltd..............................................    13,560      52,152
    Dhampur Sugar Mills, Ltd....................................   286,159     917,176
    Dhanuka Agritech, Ltd.......................................    84,811     454,801
    Digicontent, Ltd............................................   184,544      57,841

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDIA -- (Continued)
    Dilip Buildcon, Ltd.........................................    285,534 $ 2,205,515
    Dish TV India, Ltd..........................................  6,231,116   3,224,950
*   Dishman Carbogen Amcis, Ltd.................................    712,998   2,336,937
    Divi's Laboratories, Ltd....................................    492,304  12,352,471
    Dixon Technologies India, Ltd...............................        709      23,954
    DLF, Ltd....................................................  3,283,504   8,125,542
    Dr Lal PathLabs, Ltd........................................     73,336   1,096,427
#   Dr Reddy's Laboratories, Ltd., ADR..........................    323,859  13,566,453
    Dr Reddy's Laboratories, Ltd................................    322,934  13,592,598
    Dynamatic Technologies, Ltd.................................      7,283     149,497
    eClerx Services, Ltd........................................    185,078   3,046,781
    Edelweiss Financial Services, Ltd...........................  3,203,773   6,858,970
    Eicher Motors, Ltd..........................................     56,984  16,663,382
    EID Parry India, Ltd........................................    739,891   2,057,743
    EIH Associated Hotels.......................................      1,507       8,128
    EIH, Ltd....................................................  1,045,324   2,837,466
    Electrosteel Castings, Ltd..................................  1,031,119     289,889
    Elgi Equipments, Ltd........................................    119,334     456,242
    Emami, Ltd..................................................    817,904   4,522,403
    Endurance Technologies, Ltd.................................     28,182     479,315
    Engineers India, Ltd........................................  1,866,362   2,995,893
    Entertainment Network India, Ltd............................     47,731     337,442
*   Eris Lifesciences, Ltd......................................     15,171     136,624
*   Eros International Media, Ltd...............................    343,882     353,232
    Escorts, Ltd................................................    764,254   8,178,371
    Essel Propack, Ltd..........................................  1,249,663   2,433,783
    Eveready Industries India, Ltd..............................    439,798     740,362
    Excel Crop Care, Ltd........................................      2,462     120,282
    Excel Industries, Ltd.......................................      5,565      84,705
    Exide Industries, Ltd.......................................  2,068,967   6,365,569
*   FDC, Ltd....................................................    438,251   1,107,232
    Federal Bank, Ltd........................................... 11,780,938  15,732,587
*   Federal-Mogul Goetze India, Ltd.............................     49,416     393,429
    Finolex Cables, Ltd.........................................    581,430   3,680,123
    Finolex Industries, Ltd.....................................    479,592   3,196,497
    Firstsource Solutions, Ltd..................................  2,917,420   2,129,364
*   Fortis Healthcare, Ltd......................................  1,051,700   2,100,846
*   Future Enterprises, Ltd.....................................  1,802,368     881,507
    Future Lifestyle Fashions, Ltd..............................     44,648     309,574
*   Future Retail, Ltd..........................................    807,317   4,836,352
    Gabriel India, Ltd..........................................    886,980   1,858,979
    GAIL India, Ltd.............................................  4,337,164  22,149,713
    Garware Technical Fibres, Ltd...............................     58,325     914,056
    Gateway Distriparks, Ltd....................................    750,979   1,429,117
    Gati, Ltd...................................................    515,519     601,920
*   Gayatri Projects, Ltd.......................................    190,466     445,415
    GE Power India, Ltd.........................................    101,694   1,327,805
    GE T&D India, Ltd...........................................    146,056     533,442
    General Insurance Corp. of India............................      3,295      11,368
    Geojit Financial Services, Ltd..............................    455,500     251,510
    GHCL, Ltd...................................................    401,167   1,445,275
    GIC Housing Finance, Ltd....................................    222,754     827,323
    Gillette India, Ltd.........................................     27,507   3,009,494
    GlaxoSmithKline Consumer Healthcare, Ltd....................     46,331   4,859,400
    GlaxoSmithKline Pharmaceuticals, Ltd........................     42,030     774,256
    Glenmark Pharmaceuticals, Ltd...............................    958,105   8,737,884
    GM Breweries, Ltd...........................................     36,486     288,383
*   GMR Infrastructure, Ltd..................................... 20,731,898   4,947,970
    GOCL Corp., Ltd.............................................     29,857     139,929

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
INDIA -- (Continued)
*   Godawari Power and Ispat, Ltd...............................    45,359 $    143,872
    Godfrey Phillips India, Ltd.................................   138,969    2,199,429
    Godrej Consumer Products, Ltd............................... 1,653,463   15,511,281
    Godrej Industries, Ltd......................................   288,308    2,138,159
*   Godrej Properties, Ltd......................................   276,006    3,249,694
    Granules India, Ltd......................................... 1,098,297    1,766,303
    Graphite India, Ltd.........................................   284,329    1,571,406
    Grasim Industries, Ltd...................................... 1,172,395   15,184,550
    Great Eastern Shipping Co., Ltd. (The)......................   541,931    2,245,754
    Greaves Cotton, Ltd......................................... 1,150,901    2,466,540
    Greenply Industries, Ltd....................................   269,939      656,541
    Grindwell Norton, Ltd.......................................    58,381      513,951
    GRUH Finance, Ltd........................................... 1,376,257    6,294,524
*   GTL Infrastructure, Ltd..................................... 3,127,799       40,516
    Gujarat Alkalies & Chemicals, Ltd...........................   255,341    1,766,642
    Gujarat Ambuja Exports, Ltd.................................   249,184      752,262
    Gujarat Fluorochemicals, Ltd................................   258,505    3,885,967
    Gujarat Gas, Ltd............................................ 1,228,355    2,809,441
    Gujarat Industries Power Co., Ltd...........................   230,702      230,201
    Gujarat Mineral Development Corp., Ltd......................   966,050    1,027,097
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........   616,618    2,768,389
    Gujarat Pipavav Port, Ltd................................... 1,311,179    1,653,033
    Gujarat State Fertilizers & Chemicals, Ltd..................   886,282    1,253,034
    Gujarat State Petronet, Ltd................................. 1,589,795    4,526,619
    Gulf Oil Lubricants India, Ltd..............................   118,106    1,457,345
*   GVK Power & Infrastructure, Ltd............................. 5,763,742      598,266
    Hatsun Agro Products, Ltd...................................    64,293      647,230
    Hatsun Agro Products, Ltd...................................     2,757       22,085
    Havells India, Ltd.......................................... 1,508,257   16,786,393
    HBL Power Systems, Ltd......................................   313,844      107,989
    HCL Technologies, Ltd....................................... 3,553,227   60,303,307
    HDFC Bank, Ltd.............................................. 2,994,559   99,546,222
*   HealthCare Global Enterprises, Ltd..........................    12,428       35,062
    HEG, Ltd....................................................    78,554    1,832,666
    HeidelbergCement India, Ltd................................. 1,121,415    2,942,471
    Heritage Foods, Ltd.........................................   110,117      824,200
    Hero MotoCorp, Ltd..........................................   396,873   14,298,135
    Hester Biosciences, Ltd.....................................       984       20,109
    Hexaware Technologies, Ltd.................................. 1,597,153    8,020,475
    Hikal, Ltd..................................................   344,385      877,273
    HIL, Ltd....................................................     9,539      253,822
    Himachal Futuristic Communications, Ltd..................... 8,148,663    2,590,033
    Himadri Speciality Chemical, Ltd............................   934,063    1,485,182
    Himatsingka Seide, Ltd......................................   389,966    1,193,687
    Hindalco Industries, Ltd.................................... 6,108,030   18,067,235
    Hinduja Global Solutions, Ltd...............................    61,835      549,512
    Hinduja Ventures, Ltd.......................................    15,191       84,219
*   Hindustan Oil Exploration Co., Ltd..........................   137,473      244,600
    Hindustan Petroleum Corp., Ltd.............................. 2,944,961   12,394,209
    Hindustan Unilever, Ltd..................................... 2,097,223   52,832,474
    Honda SIEL Power Products, Ltd..............................     9,298      141,327
    Honeywell Automation India, Ltd.............................     8,512    2,948,628
*   Hotel Leela Venture, Ltd....................................   348,455       51,613
*   Housing Development & Infrastructure, Ltd................... 4,217,847    1,401,150
    Housing Development Finance Corp., Ltd...................... 3,498,747  100,400,284
    HSIL, Ltd...................................................   306,178    1,183,378
    HT Media, Ltd...............................................   738,177      416,432
    Huhtamaki PPL, Ltd..........................................    99,639      322,398
    I G Petrochemicals, Ltd.....................................    92,188      390,068

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDIA -- (Continued)
    ICICI Bank, Ltd., Sponsored ADR.............................  3,293,712 $ 37,713,002
    ICICI Bank, Ltd.............................................    197,870    1,148,342
    ICICI Lombard General Insurance Co., Ltd....................      8,106      126,720
    ICICI Prudential Life Insurance Co., Ltd....................    708,898    3,753,854
    ICRA, Ltd...................................................      1,187       53,803
*   IDFC First Bank, Ltd........................................ 11,008,851    7,868,250
    IDFC, Ltd...................................................  7,523,792    4,317,747
*   IFB Industries, Ltd.........................................     34,104      445,044
*   IFCI, Ltd...................................................  8,855,040    1,349,910
    Igarashi Motors India, Ltd..................................     11,520       52,838
    IIFL Holdings, Ltd..........................................  1,078,536    6,685,345
*   IL&FS Transportation Networks, Ltd..........................    556,777       39,692
    India Cements, Ltd. (The)...................................  2,114,115    3,245,304
    India Glycols, Ltd..........................................    130,172      474,387
    Indiabulls Housing Finance, Ltd.............................  2,591,629   25,762,475
    Indiabulls Integrated Services, Ltd.........................     45,392      195,635
*   Indiabulls Real Estate, Ltd.................................  3,004,965    4,920,056
    Indiabulls Ventures, Ltd....................................    965,274    4,095,018
    Indiabulls Ventures, Ltd....................................    203,485      509,627
*   Indian Bank.................................................  1,178,102    4,285,509
    Indian Hotels Co., Ltd. (The)...............................  2,682,680    5,940,184
    Indian Hume Pipe Co., Ltd...................................     78,623      300,715
    Indian Oil Corp., Ltd.......................................  6,279,620   14,338,500
*   Indian Overseas Bank........................................  3,088,588      626,543
    Indo Count Industries, Ltd..................................    856,164      500,797
    Indoco Remedies, Ltd........................................    286,549      820,022
    Indraprastha Gas, Ltd.......................................  1,810,600    8,121,782
    IndusInd Bank, Ltd..........................................    576,234   13,264,947
    INEOS Styrolution India, Ltd................................     25,643      201,283
    Infibeam Avenues, Ltd.......................................    773,525      464,105
    Info Edge India, Ltd........................................     23,881      663,808
#   Infosys, Ltd., Sponsored ADR................................  7,416,008   79,796,246
    Infosys, Ltd................................................ 12,734,298  136,704,354
    Ingersoll-Rand India, Ltd...................................     72,976      638,072
*   Inox Leisure, Ltd...........................................    682,582    3,074,728
*   Inox Wind, Ltd..............................................    148,178      136,582
    Insecticides India, Ltd.....................................     24,259      218,120
*   Intellect Design Arena, Ltd.................................    483,238    1,566,511
    InterGlobe Aviation, Ltd....................................    473,029   10,306,213
*   International Paper APPM, Ltd...............................    101,657      646,960
    Ipca Laboratories, Ltd......................................    401,140    5,528,441
    IRB Infrastructure Developers, Ltd..........................  1,646,176    2,882,050
    ITC, Ltd.................................................... 13,190,874   57,202,370
    ITD Cementation India, Ltd..................................    446,570      795,873
    J Kumar Infraprojects, Ltd..................................    230,955      400,726
    Jagran Prakashan, Ltd.......................................    967,142    1,579,478
    Jai Corp., Ltd..............................................    599,093    1,001,884
    Jain Irrigation Systems, Ltd................................  4,317,964    3,366,908
*   Jaiprakash Associates, Ltd.................................. 16,895,116    1,313,016
*   Jaiprakash Power Ventures, Ltd..............................  8,537,589      357,681
*   Jammu & Kashmir Bank, Ltd. (The)............................  2,387,613    2,074,838
    Jamna Auto Industries, Ltd..................................  2,237,446    1,750,389
*   Jaypee Infratech, Ltd.......................................  1,219,297       40,348
    JB Chemicals & Pharmaceuticals, Ltd.........................    257,188    1,274,424
    JBM Auto, Ltd...............................................     27,923      101,105
*   Jet Airways India, Ltd......................................    231,994      499,682
    Jindal Poly Films, Ltd......................................    194,636      706,616
    Jindal Saw, Ltd.............................................  1,698,813    1,982,802
*   Jindal Stainless Hisar, Ltd.................................    888,373    1,111,781

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
*   Jindal Stainless, Ltd.......................................   311,619 $   166,765
*   Jindal Steel & Power, Ltd................................... 3,397,498   8,705,842
    JK Cement, Ltd..............................................   195,418   2,554,907
    JK Lakshmi Cement, Ltd......................................   379,998   2,027,061
    JK Paper, Ltd...............................................   836,446   1,657,822
    JK Tyre & Industries, Ltd...................................   887,238   1,106,167
    JM Financial, Ltd........................................... 2,793,364   3,575,954
    JMC Projects India, Ltd.....................................   108,418     176,885
    Johnson Controls-Hitachi Air Conditioning India, Ltd........    65,246   1,729,145
*   JSW Energy, Ltd............................................. 4,695,264   4,697,714
    JSW Steel, Ltd.............................................. 9,387,775  41,845,742
    JTEKT India, Ltd............................................   184,577     269,257
    Jubilant Foodworks, Ltd.....................................   682,221  13,061,102
    Jubilant Life Sciences, Ltd.................................   977,854   9,269,094
*   Just Dial, Ltd..............................................   332,855   2,774,073
    Jyothy Laboratories, Ltd....................................   650,061   1,673,092
    Kajaria Ceramics, Ltd.......................................   903,464   7,690,484
    Kalpataru Power Transmission, Ltd...........................   616,544   4,128,485
    Kalyani Steels, Ltd.........................................   178,214     502,481
    Kansai Nerolac Paints, Ltd..................................   652,949   4,130,472
    Karnataka Bank, Ltd. (The).................................. 2,286,724   4,159,969
    Karur Vysya Bank, Ltd. (The)................................ 3,455,929   3,863,820
    Kaveri Seed Co., Ltd........................................   362,896   2,317,208
    KCP, Ltd. (The).............................................   488,895     625,591
    KEC International, Ltd...................................... 1,216,786   4,995,974
    KEI Industries, Ltd.........................................   638,914   3,768,784
*   Kesoram Industries, Ltd.....................................     8,965       8,545
    Kewal Kiran Clothing, Ltd...................................       454       8,706
*   Kiri Industries, Ltd........................................   121,153     945,516
    Kirloskar Brothers, Ltd.....................................    75,874     184,450
    Kirloskar Oil Engines, Ltd..................................   128,407     302,701
    KNR Constructions, Ltd......................................   328,673   1,134,561
    Kolte-Patil Developers, Ltd.................................   314,419   1,042,458
    Kotak Mahindra Bank, Ltd.................................... 1,786,619  35,590,667
*   KPIT Engineering, Ltd....................................... 1,778,899   2,640,711
*   KPIT Technologies, Ltd...................................... 1,778,899   2,410,249
    KPR Mill, Ltd...............................................   109,640     942,332
    KRBL, Ltd...................................................   641,696   3,082,246
    KSB, Ltd....................................................    20,312     193,669
    L&T Finance Holdings, Ltd................................... 4,222,541   7,945,747
    LA Opala RG, Ltd............................................   103,124     305,759
    Lakshmi Machine Works, Ltd..................................    22,317   1,854,030
*   Lakshmi Vilas Bank, Ltd. (The).............................. 1,096,935   1,187,064
*   Lanco Infratech, Ltd........................................   978,499       1,583
    Larsen & Toubro Infotech, Ltd...............................   178,897   4,399,726
    Larsen & Toubro, Ltd........................................ 2,725,219  52,813,107
    Laurus Labs, Ltd............................................    19,877     109,709
    LG Balakrishnan & Bros, Ltd.................................    53,475     282,204
    LIC Housing Finance, Ltd.................................... 2,762,097  19,718,274
    Linde India, Ltd............................................    52,952     366,133
    LT Foods, Ltd............................................... 1,278,157     630,556
    Lumax Industries, Ltd.......................................    11,696     285,812
    Lupin, Ltd.................................................. 1,452,635  18,196,662
    LUX Industries, Ltd.........................................    53,895   1,014,998
    Magma Fincorp, Ltd..........................................   399,847     715,809
    Mahanagar Gas, Ltd..........................................   133,054   1,844,865
    Maharashtra Scooters, Ltd...................................     4,626     243,056
    Maharashtra Seamless, Ltd...................................   236,894   1,618,085
    Mahindra & Mahindra Financial Services, Ltd................. 2,000,506  11,474,542

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDIA -- (Continued)
    Mahindra & Mahindra, Ltd....................................  2,998,321 $27,856,493
*   Mahindra CIE Automotive, Ltd................................    542,585   1,781,017
    Mahindra Holidays & Resorts India, Ltd......................    501,278   1,693,815
    Mahindra Lifespace Developers, Ltd..........................    181,991     997,865
    Maithan Alloys, Ltd.........................................     42,720     316,994
*   Majesco, Ltd................................................     87,185     654,624
    Man Infraconstruction, Ltd..................................    763,845     385,835
    Manappuram Finance, Ltd.....................................  6,589,039  11,148,283
    Mangalam Cement, Ltd........................................        821       3,329
    Mangalore Refinery & Petrochemicals, Ltd....................  1,596,436   1,674,461
    Marico, Ltd.................................................  3,185,376  16,477,377
    Marksans Pharma, Ltd........................................  2,335,721     791,339
    Maruti Suzuki India, Ltd....................................    405,353  38,678,718
    Mastek, Ltd.................................................     73,272     504,277
*   Max Financial Services, Ltd.................................    990,380   5,959,157
*   Max India, Ltd..............................................    836,816     844,441
    Mayur Uniquoters, Ltd.......................................    125,960     602,372
    McLeod Russel India, Ltd....................................    480,871     421,797
    Meghmani Organics, Ltd......................................  1,262,302   1,205,565
    Merck, Ltd..................................................     50,889   2,721,305
    Minda Corp., Ltd............................................    775,468   1,417,794
    Minda Industries, Ltd.......................................    664,319   3,439,816
    Mindtree, Ltd...............................................  1,109,628  15,638,527
    Mirza International, Ltd....................................    250,443     195,954
    MM Forgings, Ltd............................................     13,582     107,411
    MOIL, Ltd...................................................    659,403   1,454,124
    Monte Carlo Fashions, Ltd...................................      7,112      32,911
*   Morepen Laboratories, Ltd...................................  1,896,828     452,730
    Motherson Sumi Systems, Ltd.................................  4,741,450   9,998,513
    Motilal Oswal Financial Services, Ltd.......................    235,777   2,403,341
    Mphasis, Ltd................................................    588,714   8,164,368
    MPS, Ltd....................................................     30,914     215,704
    MRF, Ltd....................................................      9,848   7,525,330
    Multi Commodity Exchange of India, Ltd......................    114,659   1,422,374
    Munjal Showa, Ltd...........................................     24,755      55,361
*   Music Broadcast, Ltd........................................     71,076      59,645
*   Muthoot Capital Services, Ltd...............................     26,966     290,924
    Muthoot Finance, Ltd........................................  1,163,289   9,988,317
*   Nagarjuna Fertilizers & Chemicals, Ltd......................    471,146      41,998
*   Narayana Hrudayalaya, Ltd...................................     27,004      78,386
    Natco Pharma, Ltd...........................................    593,983   4,613,287
    National Aluminium Co., Ltd.................................  6,055,539   4,528,244
    National Fertilizers, Ltd...................................     41,533      21,362
    Nava Bharat Ventures, Ltd...................................    621,543     911,744
    Navin Fluorine International, Ltd...........................    129,633   1,251,367
    Navneet Education, Ltd......................................    751,153   1,204,662
    NBCC India, Ltd.............................................  1,787,980   1,491,946
    NCC, Ltd....................................................  5,048,480   7,199,706
    NCL Industries, Ltd.........................................      7,642      15,756
    NESCO, Ltd..................................................    244,504   1,751,675
    Nestle India, Ltd...........................................    102,135  15,961,158
*   Network18 Media & Investments, Ltd..........................    328,862     156,310
*   Neuland Laboratories, Ltd...................................     24,295     247,529
    NHPC, Ltd................................................... 10,295,531   3,457,480
    NIIT Technologies, Ltd......................................    548,859  10,190,010
*   NIIT, Ltd...................................................    931,884   1,410,128
    Nilkamal, Ltd...............................................     85,528   1,633,714
    NLC India, Ltd..............................................    682,214     637,263
    NOCIL, Ltd..................................................    873,270   1,683,211

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CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    NRB Bearings, Ltd...........................................   312,497 $   841,939
    NTPC, Ltd................................................... 5,893,135  11,313,088
    Nucleus Software Exports, Ltd...............................    54,386     295,558
    Oberoi Realty, Ltd..........................................   568,321   4,144,007
    Odisha Cement, Ltd..........................................   424,030   6,976,406
    Oil & Natural Gas Corp., Ltd................................ 4,107,381  10,000,069
    Oil India, Ltd.............................................. 1,041,140   2,724,356
    Omaxe, Ltd..................................................   517,582   1,546,334
    Oracle Financial Services Software, Ltd.....................    96,551   4,886,993
    Orient Cement, Ltd..........................................   479,819     726,420
    Orient Electric, Ltd........................................   218,209     472,210
    Orient Paper & Industries, Ltd..............................   277,986     131,801
    Orient Refractories, Ltd....................................   193,740     666,955
*   Oriental Bank of Commerce................................... 1,852,140   2,560,816
    Oriental Carbon & Chemicals, Ltd............................     6,014      99,263
    Page Industries, Ltd........................................    31,237  10,416,429
*   Panacea Biotec, Ltd.........................................    22,036      60,949
    Panama Petrochem, Ltd.......................................    52,528      92,877
    Parag Milk Foods, Ltd.......................................   269,907     933,183
    PC Jeweller, Ltd............................................ 1,928,375   3,291,771
    Persistent Systems, Ltd.....................................   315,055   2,876,681
    Petronet LNG, Ltd........................................... 5,707,049  19,713,636
    Pfizer, Ltd.................................................    76,319   3,458,948
    Phillips Carbon Black, Ltd..................................   621,818   1,406,974
    Phoenix Mills, Ltd.(The)....................................   333,460   2,876,768
    PI Industries, Ltd..........................................   581,800   8,785,003
    Pidilite Industries, Ltd....................................   775,250  13,732,175
    Piramal Enterprises, Ltd....................................   370,826  12,538,666
    PNB Housing Finance, Ltd....................................    52,322     533,019
    PNC Infratech, Ltd..........................................    56,679     122,671
    Poly Medicure, Ltd..........................................    53,069     149,133
    Polyplex Corp., Ltd.........................................    68,669     506,047
    Power Finance Corp., Ltd.................................... 5,673,884   9,405,284
    Power Grid Corp. of India, Ltd.............................. 5,364,314  14,390,345
    Power Mech Projects, Ltd....................................     8,260     105,447
*   Prabhat Dairy, Ltd..........................................   224,916     225,366
    Praj Industries, Ltd........................................   873,945   1,715,830
*   Prakash Industries, Ltd.....................................   650,924     650,784
    Prestige Estates Projects, Ltd..............................   786,411   2,980,282
*   Prime Focus, Ltd............................................    99,429      88,085
    Prism Johnson, Ltd..........................................   469,139     634,890
    Procter & Gamble Hygiene & Health Care, Ltd.................    29,714   4,366,005
    PSP Projects, Ltd...........................................    11,848      80,062
    PTC India Financial Services, Ltd........................... 2,393,781     559,418
    PTC India, Ltd.............................................. 2,755,823   2,734,271
*   Punjab & Sind Bank..........................................   169,733      67,320
*   Punjab National Bank........................................ 4,436,746   5,425,605
    Puravankara, Ltd............................................   339,295     356,162
    PVR, Ltd....................................................   271,563   6,914,387
*   Quess Corp., Ltd............................................    17,430     175,192
    Quick Heal Technologies, Ltd................................   169,473     510,790
    Radico Khaitan, Ltd.........................................   513,495   2,613,317
    Rain Industries Ltd......................................... 1,540,045   2,538,310
    Rajesh Exports, Ltd.........................................   626,266   6,032,954
    Rallis India, Ltd...........................................   690,266   1,468,906
    Ramco Cements, Ltd. (The)...................................   651,764   7,248,741
    Ramco Industries, Ltd.......................................   149,173     447,524
*   Ramco Systems, Ltd..........................................    35,975     114,871
    Ramkrishna Forgings, Ltd....................................   111,665     818,707

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDIA -- (Continued)
    Rane Holdings, Ltd..........................................     13,531 $    235,562
    Rashtriya Chemicals & Fertilizers, Ltd......................  1,606,202    1,317,374
    Ratnamani Metals & Tubes, Ltd...............................     39,928      505,854
*   RattanIndia Power, Ltd......................................  4,006,047      149,767
    Raymond, Ltd................................................    386,857    4,295,156
    RBL Bank, Ltd...............................................    684,121    6,648,769
    REC, Ltd....................................................  7,282,092   15,428,148
    Redington India, Ltd........................................  1,702,301    2,524,430
    Relaxo Footwears, Ltd.......................................     95,483    1,200,630
    Reliance Capital, Ltd.......................................  1,198,664    2,257,119
*   Reliance Communications, Ltd................................ 13,612,260      362,677
    Reliance Home Finance, Ltd..................................  1,367,589      509,540
    Reliance Industries, Ltd.................................... 10,635,522  213,012,886
    Reliance Industries, Ltd., GDR..............................    118,317    4,738,596
    Reliance Infrastructure, Ltd................................  1,022,967    1,575,431
*   Reliance Power, Ltd.........................................  7,410,211      638,635
    Repco Home Finance, Ltd.....................................    458,844    2,760,641
    Responsive Industries, Ltd..................................      9,974       11,913
    Rico Auto Industries, Ltd...................................    452,332      416,834
    RP SG Retail, Ltd...........................................    401,687      835,017
*   RP-SG Business Process Services, Ltd........................    133,896      985,541
*   Ruchi Soya Industries, Ltd..................................    695,742       75,006
    Rushil Decor, Ltd...........................................     13,161      111,621
    Sadbhav Engineering, Ltd....................................    484,639    1,670,835
    Sadbhav Infrastructure Project, Ltd.........................     69,153       84,934
    Sagar Cements, Ltd..........................................      4,371       39,407
*   Sanghi Industries, Ltd......................................    167,423      147,290
    Sanofi India, Ltd...........................................     46,749    3,768,496
    Sarda Energy & Minerals, Ltd................................     17,271       68,843
    Saregama India, Ltd.........................................     29,176      238,466
    Sasken Technologies, Ltd....................................     22,710      246,397
    Savita Oil Technologies, Ltd................................        491        8,401
    SBI Life Insurance Co., Ltd.................................     17,619      162,239
    Schaeffler India, Ltd.......................................     28,128    2,184,252
*   Sequent Scientific, Ltd.....................................    208,950      208,241
    Seshasayee Paper & Boards, Ltd..............................        621        8,040
    SH Kelkar & Co., Ltd........................................    108,524      234,095
    Shankara Building Products, Ltd.............................     37,658      281,120
    Shanthi Gears, Ltd..........................................     11,262       20,658
    Sharda Cropchem, Ltd........................................    132,225      693,004
    Sharda Motor Industries, Ltd................................      6,180      131,323
    Shemaroo Entertainment, Ltd.................................     14,915       82,327
*   Shilpa Medicare, Ltd........................................     53,646      299,601
*   Shipping Corp. of India, Ltd................................  1,401,161      695,672
    Shoppers Stop, Ltd..........................................     89,085      589,304
    Shree Cement, Ltd...........................................     37,366   10,625,318
    Shriram City Union Finance, Ltd.............................     29,224      690,313
*   Shriram EPC, Ltd............................................     65,499        7,490
    Shriram Transport Finance Co., Ltd..........................    921,189   14,701,908
*   Sical Logistics, Ltd........................................     60,040      102,415
    Siemens, Ltd................................................    185,491    3,127,145
    Simplex Infrastructures, Ltd................................     55,290      127,267
    Sintex Industries, Ltd......................................  2,309,755      262,454
*   Sintex Plastics Technology, Ltd.............................  4,138,720    1,065,521
    Siyaram Silk Mills, Ltd.....................................     40,259      206,297
    SJVN, Ltd...................................................  2,045,404      707,492
    SKF India, Ltd..............................................     91,184    2,579,820
    Skipper, Ltd................................................    199,530      180,767
    SML ISUZU, Ltd..............................................     63,908      726,172

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDIA -- (Continued)
    Sobha, Ltd..................................................    553,921 $  3,809,352
    Solar Industries India, Ltd.................................    123,958    1,919,827
*   Solara Active Pharma Sciences, Ltd..........................     53,545      293,999
    Somany Ceramics, Ltd........................................     78,538      479,802
    Sonata Software, Ltd........................................    739,713    3,505,059
    South Indian Bank, Ltd. (The)............................... 10,031,976    2,237,223
    Srei Infrastructure Finance, Ltd............................  1,944,721      725,989
    SRF, Ltd....................................................    233,885    8,626,320
    Srikalahasthi Pipes, Ltd....................................    101,100      316,397
    Star Cement, Ltd............................................    153,095      232,642
*   State Bank of India.........................................  5,150,329   23,057,600
*   State Bank of India, GDR....................................     13,057      584,619
*   State Bank of India, GDR....................................        831       37,146
*   Steel Authority of India, Ltd...............................  4,131,035    3,315,671
    Sterlite Technologies, Ltd..................................  1,576,909    4,309,749
    Strides Pharma Science, Ltd.................................    525,153    3,623,418
    Subros, Ltd.................................................    170,664      688,376
    Sudarshan Chemical Industries...............................    278,778    1,343,517
    Sun Pharmaceutical Industries, Ltd..........................  2,089,921   13,697,816
    Sun TV Network, Ltd.........................................    995,431    8,223,508
    Sundaram Finance Holdings, Ltd..............................     91,918      105,800
    Sundaram Finance, Ltd.......................................    112,786    2,338,861
    Sundaram-Clayton, Ltd.......................................      5,683      227,695
    Sundram Fasteners, Ltd......................................    787,785    6,219,885
    Sunteck Realty, Ltd.........................................    332,295    2,216,828
    Suprajit Engineering, Ltd...................................    247,946      835,960
    Supreme Industries, Ltd.....................................    394,742    6,484,027
    Supreme Petrochem, Ltd......................................    230,846      687,187
    Surya Roshni, Ltd...........................................    193,799      666,190
    Sutlej Textiles and Industries, Ltd.........................     50,403       27,141
    Suven Life Sciences, Ltd....................................    529,721    2,012,033
*   Suzlon Energy, Ltd.......................................... 20,679,561    2,066,872
    Swan Energy, Ltd............................................     50,703       78,421
    Swaraj Engines, Ltd.........................................     20,336      409,272
    Symphony, Ltd...............................................    115,261    2,254,143
*   Syndicate Bank..............................................  4,968,875    2,677,461
    Syngene International, Ltd..................................    244,695    2,166,647
    TAKE Solutions, Ltd.........................................    720,911    1,521,253
    Tamil Nadu Newsprint & Papers, Ltd..........................    218,195      605,278
    Tasty Bite Eatables, Ltd....................................        225       28,335
    Tata Chemicals, Ltd.........................................    787,578    6,519,680
    Tata Communications, Ltd....................................    709,341    5,773,903
    Tata Consultancy Services, Ltd..............................  3,896,968  126,439,039
    Tata Elxsi, Ltd.............................................    226,824    3,037,125
    Tata Global Beverages, Ltd..................................  3,585,665   10,783,559
    Tata Metaliks, Ltd..........................................    167,122    1,484,761
#*  Tata Motors, Ltd., Sponsored ADR............................    247,865    3,817,121
*   Tata Motors, Ltd............................................ 14,221,985   43,909,284
    Tata Power Co., Ltd. (The)..................................  7,686,521    7,480,253
    Tata Sponge Iron, Ltd.......................................     63,846      675,242
    Tata Steel, Ltd.............................................  4,327,725   34,822,483
*   Tata Teleservices Maharashtra, Ltd..........................  1,736,742       73,617
    TCI Express, Ltd............................................    165,342    1,605,354
    Tech Mahindra, Ltd..........................................  3,446,620   41,446,524
*   Techno Electric & Engineering Co., Ltd......................    251,349      859,659
*   Tejas Networks, Ltd.........................................     24,914       67,968
    Texmaco Rail & Engineering, Ltd.............................    734,828      715,604
    Thermax, Ltd................................................    157,398    2,216,820
    Thirumalai Chemicals, Ltd...................................    761,920      943,367

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDIA -- (Continued)
    Thomas Cook India, Ltd......................................    367,146 $ 1,314,633
    Thyrocare Technologies, Ltd.................................     63,025     444,911
*   TI Financial Holdings, Ltd..................................    467,852   3,486,331
    Tide Water Oil Co India, Ltd................................      5,881     424,141
    Time Technoplast, Ltd.......................................  1,022,942   1,337,930
    Timken India, Ltd...........................................    168,865   1,347,545
    Tinplate Co. of India, Ltd. (The)...........................    366,355     753,265
    Titagarh Wagons, Ltd........................................    530,117     472,776
    Titan Co., Ltd..............................................  1,325,225  22,127,917
    Torrent Pharmaceuticals, Ltd................................    366,183   9,479,044
    Torrent Power, Ltd..........................................  1,520,927   5,535,855
    Tourism Finance Corp. of India, Ltd.........................     64,118     104,402
    Transport Corp. of India, Ltd...............................    359,811   1,500,961
    Trent, Ltd..................................................    335,830   1,714,665
    Trident, Ltd................................................  1,210,058   1,140,411
    Triveni Engineering & Industries, Ltd.......................  1,082,175   1,021,883
    Triveni Turbine, Ltd........................................    689,421   1,040,816
    TTK Prestige, Ltd...........................................     26,588   3,137,558
    Tube Investments of India, Ltd..............................    477,002   2,606,655
    TV Today Network, Ltd.......................................    297,942   1,319,328
*   TV18 Broadcast, Ltd.........................................  6,228,318   2,813,612
    TVS Motor Co., Ltd..........................................    864,342   6,074,116
    TVS Srichakra, Ltd..........................................     23,344     726,394
*   UCO Bank....................................................  2,656,338     684,212
    Uflex, Ltd..................................................    365,036   1,197,246
    UFO Moviez India, Ltd.......................................     91,796     290,518
    UltraTech Cement, Ltd.......................................    284,318  18,876,422
    Unichem Laboratories, Ltd...................................    286,553     787,764
*   Union Bank of India.........................................  3,735,651   4,470,287
    Uniply Industries, Ltd......................................     31,980      14,452
*   Unitech, Ltd................................................ 14,151,971     264,537
    United Breweries, Ltd.......................................    477,376   9,743,897
*   United Spirits, Ltd.........................................  1,664,465  13,429,349
    UPL, Ltd....................................................  3,373,321  46,989,824
*   V2 Retail, Ltd..............................................     47,260     173,480
    VA Tech Wabag, Ltd..........................................    295,520   1,218,697
    Vadafone Idea, Ltd.......................................... 40,910,763   9,087,523
    Vaibhav Global, Ltd.........................................     29,811     295,287
    Vakrangee, Ltd..............................................  2,783,260   2,514,246
    Vardhman Textiles, Ltd......................................    159,753   2,579,164
    Vedanta, Ltd................................................ 14,221,836  34,246,617
    Vedanta, Ltd., ADR..........................................    402,259   3,845,596
    Venky's India, Ltd..........................................     74,810   2,148,159
    Vesuvius India, Ltd.........................................      8,399     134,234
    V-Guard Industries, Ltd.....................................  1,512,553   4,720,564
    Vinati Organics, Ltd........................................    122,711   3,176,515
    Vindhya Telelinks, Ltd......................................     15,083     282,042
    VIP Industries, Ltd.........................................    776,285   5,225,862
    Visaka Industries, Ltd......................................      8,808      50,271
    V-Mart Retail, Ltd..........................................     51,305   2,061,843
*   Vodafone Idea, Ltd.......................................... 17,869,069   3,943,299
    Voltas, Ltd.................................................    441,791   3,831,855
    VRL Logistics, Ltd..........................................    421,724   1,643,237
    VST Industries, Ltd.........................................     25,785   1,260,245
    VST Tillers Tractors, Ltd...................................     10,274     186,310
    WABCO India, Ltd............................................     30,179   2,714,583
    Welspun Corp., Ltd..........................................  1,136,481   2,178,474
    Welspun Enterprises, Ltd....................................    567,765     917,362
    Welspun India, Ltd..........................................  3,435,460   2,624,346

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ----------- --------------
INDIA -- (Continued)
    West Coast Paper Mills, Ltd.................................     270,547 $      951,250
    Wheels India, Ltd...........................................       4,388         54,345
    Whirlpool of India, Ltd.....................................     142,091      2,842,504
    Wipro, Ltd..................................................   6,302,884     27,085,898
*   Wockhardt, Ltd..............................................     337,442      1,997,059
    Wonderla Holidays, Ltd......................................      58,499        264,523
    Yes Bank, Ltd...............................................  11,961,067     28,687,994
    Zee Entertainment Enterprises, Ltd..........................   2,327,938     14,550,773
    Zee Learn, Ltd..............................................     431,939        161,926
*   Zee Media Corp., Ltd........................................   1,064,318        227,162
    Zensar Technologies, Ltd....................................     653,841      2,187,598
*   Zuari Agro Chemicals, Ltd...................................      17,382         43,868
    Zydus Wellness, Ltd.........................................      58,987      1,102,610
                                                                             --------------
TOTAL INDIA.....................................................              3,663,541,898
                                                                             --------------
INDONESIA -- (2.8%)
    Ace Hardware Indonesia Tbk PT...............................  77,547,300      8,984,531
    Adaro Energy Tbk PT......................................... 202,749,200     18,599,792
    Adhi Karya Persero Tbk PT...................................  27,876,479      3,409,658
*   Agung Podomoro Land Tbk PT..................................  82,632,200      1,003,159
    AKR Corporindo Tbk PT.......................................  12,854,000      4,018,460
*   Alam Sutera Realty Tbk PT................................... 146,965,700      3,463,997
*   Alfa Energi Investama Tbk PT................................      34,700         16,254
    Aneka Tambang Tbk PT........................................ 120,219,619      7,318,398
    Arwana Citramulia Tbk PT....................................  18,995,100        679,929
    Asahimas Flat Glass Tbk PT..................................     476,500        188,977
    Astra Agro Lestari Tbk PT...................................   4,864,322      3,713,100
    Astra Graphia Tbk PT........................................   2,554,000        227,751
    Astra International Tbk PT..................................  96,796,300     51,816,835
    Astra Otoparts Tbk PT.......................................     795,200         87,626
*   Astrindo Nusantara Infrastructure Tbk PT....................  23,591,300         82,698
*   Asuransi Kresna Mitra Tbk PT................................   1,008,600         48,833
*   Bakrie and Brothers Tbk PT..................................   1,971,645          6,919
*   Bakrie Telecom Tbk PT.......................................  35,294,139         12,384
*   Bank Artha Graha Internasional Tbk PT.......................  18,584,000         95,244
*   Bank Bukopin Tbk............................................  58,647,100      1,284,826
    Bank Central Asia Tbk PT....................................  27,523,400     55,599,301
    Bank Danamon Indonesia Tbk PT...............................  12,730,654      7,910,344
*   Bank Ina Perdana PT.........................................   2,332,500        129,300
    Bank Mandiri Persero Tbk PT.................................  45,472,536     24,773,613
    Bank Maybank Indonesia Tbk PT...............................   3,700,300         66,520
    Bank Negara Indonesia Persero Tbk PT........................  44,787,330     30,225,078
*   Bank Pan Indonesia Tbk PT...................................  39,963,100      3,631,894
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........  38,014,500      5,420,858
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................  51,406,700      2,454,196
*   Bank Permata Tbk PT.........................................  38,200,719      2,521,653
    Bank Rakyat Indonesia Agroniaga Tbk PT......................     818,600         18,620
    Bank Rakyat Indonesia Persero Tbk PT........................ 281,291,900     86,484,631
    Bank Tabungan Negara Persero Tbk PT.........................  48,827,335      8,694,766
    Barito Pacific Tbk PT.......................................  62,476,100     17,680,358
    Bayan Resources Tbk PT......................................     949,000      1,159,385
    Bekasi Fajar Industrial Estate Tbk PT.......................  57,512,600      1,195,490
*   Berlian Laju Tanker Tbk PT..................................  26,853,166         94,222
*   Bintang Oto Global Tbk PT...................................     331,900         18,052
    BISI International Tbk PT...................................  12,624,712      1,328,467
    Blue Bird Tbk PT............................................     492,500        113,708
*   Buana Lintas Lautan Tbk PT..................................   7,572,400        104,783
    Bukit Asam Tbk PT...........................................  40,830,500     11,359,164
*   Bumi Resources Tbk PT.......................................  73,157,800        632,336

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
INDONESIA -- (Continued)
*   Bumi Serpong Damai Tbk PT...................................  64,232,200 $ 6,474,828
*   Bumi Teknokultura Unggul Tbk PT.............................  23,841,400     192,423
    Catur Sentosa Adiprana Tbk PT...............................     864,200      36,020
    Charoen Pokphand Indonesia Tbk PT...........................  45,566,660  16,866,747
    Ciputra Development Tbk PT.................................. 136,060,015  10,795,309
*   Citra Marga Nusaphala Persada Tbk PT........................  13,387,781   1,214,732
*   City Retail Developments Tbk PT.............................  11,633,200     106,217
*   Clipan Finance Indonesia Tbk PT.............................   2,919,000      68,102
*   Delta Dunia Makmur Tbk PT...................................  93,016,100   3,527,996
    Dharma Satya Nusantara Tbk PT...............................   3,624,400      98,190
*   Eagle High Plantations Tbk PT............................... 152,987,200   1,716,851
    Elnusa Tbk PT...............................................  58,342,800   1,578,580
*   Energi Mega Persada Tbk PT..................................  37,164,601     156,560
    Erajaya Swasembada Tbk PT...................................  18,170,300   1,850,782
    Fajar Surya Wisesa Tbk PT...................................     866,000     486,531
*   Gajah Tunggal Tbk PT........................................  25,364,600   1,318,282
*   Garuda Indonesia Persero Tbk PT.............................  51,142,853   1,672,831
    Global Mediacom Tbk PT...................................... 102,651,300   2,897,321
    Gudang Garam Tbk PT.........................................   3,528,800  20,939,203
*   Hanson International Tbk PT................................. 594,418,000   4,129,637
    Harum Energy Tbk PT.........................................  11,509,900   1,083,453
    Hexindo Adiperkasa Tbk PT...................................     615,356     133,867
    Indah Kiat Pulp & Paper Corp. Tbk PT........................  20,053,300  10,424,692
    Indika Energy Tbk PT........................................  20,685,700   2,478,756
    Indo Tambangraya Megah Tbk PT...............................   4,487,300   6,059,852
    Indocement Tunggal Prakarsa Tbk PT..........................   5,522,000   8,539,004
*   Indofarma Persero Tbk PT....................................     155,600      42,610
    Indofood CBP Sukses Makmur Tbk PT...........................  10,648,700   7,275,962
    Indofood Sukses Makmur Tbk PT...............................  45,592,600  22,261,184
    Indomobil Multi Jasa Tbk PT.................................   2,553,300     111,142
    Indomobil Sukses Internasional Tbk PT.......................   4,812,900     949,977
*   Indo-Rama Synthetics Tbk PT.................................     151,200      49,616
    Indosat Tbk PT..............................................   7,489,700   1,372,508
    Industri dan Perdagangan Bintraco Dharma Tbk PT.............   1,430,300     261,124
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT................   9,653,600     690,663
*   Inti Agri Resources Tbk PT..................................  10,879,700      70,252
*   Intikeramik Alamasri Industri Tbk PT........................   8,259,500      95,621
*   Intiland Development Tbk PT.................................  95,357,500   2,219,650
    Japfa Comfeed Indonesia Tbk PT..............................  57,960,300   6,351,562
    Jasa Marga Persero Tbk PT...................................  14,394,493   6,168,169
    Jaya Real Property Tbk PT...................................   2,438,200     101,829
    Kalbe Farma Tbk PT..........................................  87,111,000   9,451,070
*   Kapuas Prima Coal Tbk PT....................................  21,901,000     891,366
*   Kawasan Industri Jababeka Tbk PT............................ 156,386,645   2,745,027
    KMI Wire & Cable Tbk PT.....................................  27,809,200     862,257
*   Krakatau Steel Persero Tbk PT...............................  48,553,737   1,493,581
*   Kresna Graha Investama Tbk PT............................... 101,741,900   4,142,581
    Link Net Tbk PT.............................................   4,141,300   1,262,951
*   Lippo Cikarang Tbk PT.......................................   6,324,100     821,937
    Lippo Karawaci Tbk PT....................................... 175,117,262   4,023,732
*   M Cash Integrasi PT.........................................     671,800     170,693
    Malindo Feedmill Tbk PT.....................................  15,450,000   1,306,747
    Matahari Department Store Tbk PT............................  17,601,400   5,039,559
*   Matahari Putra Prima Tbk PT.................................   3,373,672      47,895
    Mayora Indah Tbk PT.........................................  43,837,125   8,002,360
*   Medco Energi Internasional Tbk PT...........................  99,815,500   6,158,978
    Media Nusantara Citra Tbk PT................................  52,904,393   3,492,612
*   Mega Manunggal Property Tbk PT..............................   2,062,900      62,132
    Metrodata Electronics Tbk PT................................   1,654,600     125,454

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
INDONESIA -- (Continued)
    Metropolitan Kentjana Tbk PT................................      11,400 $    12,489
*   Minna Padi Investama Sekuritas Tbk PT.......................     121,800       4,921
    Mitra Adiperkasa Tbk PT..................................... 103,634,000   7,241,351
*   Mitra Keluarga Karyasehat Tbk PT............................   9,706,900   1,470,828
*   MNC Investama Tbk PT........................................ 192,282,200   1,107,464
*   MNC Land Tbk PT.............................................     269,000       2,495
*   MNC Sky Vision Tbk PT.......................................   2,015,900     139,341
    Modernland Realty Tbk PT....................................  46,248,000     985,060
*   Multipolar Tbk PT...........................................  47,735,800     422,382
*   Multistrada Arah Sarana Tbk PT..............................   3,155,000     184,815
    Nippon Indosari Corpindo Tbk PT.............................  20,615,089   1,881,053
    Pabrik Kertas Tjiwi Kimia Tbk PT............................   4,873,500   3,449,337
*   Pacific Strategic Financial Tbk PT..........................     284,700      11,789
    Pakuwon Jati Tbk PT......................................... 187,678,500   9,414,459
    Pan Brothers Tbk PT.........................................  42,792,100   1,515,044
*   Panin Financial Tbk PT...................................... 211,679,700   6,007,589
*   Paninvest Tbk PT............................................   5,860,000     553,168
*   Pelat Timah Nusantara Tbk PT................................     115,100      19,960
*   Pelayaran Tamarin Samudra Tbk PT............................   2,055,200     658,575
    Perusahaan Gas Negara Persero Tbk...........................  61,191,000   9,973,392
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......  49,963,100   3,823,107
*   Pool Advista Indonesia Tbk PT...............................   8,941,700   1,355,379
    PP Persero Tbk PT...........................................  40,611,490   6,854,296
    PP Properti Tbk PT..........................................  59,676,300     611,298
    Puradelta Lestari Tbk PT....................................  12,026,200     215,960
    Ramayana Lestari Sentosa Tbk PT.............................  32,745,800   4,103,360
    Resource Alam Indonesia Tbk PT..............................   2,034,000      40,019
*   Rimo International Lestari Tbk PT........................... 105,202,700     988,848
    Rukun Raharja Tbk PT........................................   2,153,700      41,752
    Salim Ivomas Pratama Tbk PT.................................  47,502,100   1,380,981
    Sampoerna Agro PT...........................................   5,442,659     936,447
    Sarana Menara Nusantara Tbk PT..............................   9,329,300     507,690
    Sawit Sumbermas Sarana Tbk PT...............................  59,535,700   4,532,997
    Selamat Sempurna Tbk PT.....................................  16,614,200   1,749,141
    Semen Baturaja Persero Tbk PT...............................  13,569,800     933,562
    Semen Indonesia Persero Tbk PT..............................  14,758,200  14,009,779
*   Sentul City Tbk PT.......................................... 287,565,600   2,325,161
*   Siloam International Hospitals Tbk PT.......................   2,086,925     598,092
    Sinar Mas Multiartha Tbk PT.................................     278,500     189,575
*   Sitara Propertindo Tbk PT...................................  18,413,400     975,563
*   Smartfren Telecom Tbk PT....................................  16,495,700     361,320
    Sri Rejeki Isman Tbk PT..................................... 153,300,900   3,614,891
*   Sugih Energy Tbk PT.........................................  58,447,900     205,080
    Sumber Alfaria Trijaya Tbk PT...............................     969,100      69,670
    Summarecon Agung Tbk PT.....................................  80,980,964   6,358,716
    Surya Citra Media Tbk PT....................................  42,281,900   5,520,302
*   Surya Esa Perkasa Tbk PT....................................  19,017,400     482,946
    Surya Semesta Internusa Tbk PT..............................  63,018,100   2,987,208
    Telekomunikasi Indonesia Persero Tbk PT.....................  55,290,600  14,723,182
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR......     937,901  25,088,852
    Tempo Scan Pacific Tbk PT...................................   1,009,000     123,219
*   Tiga Pilar Sejahtera Food Tbk...............................  35,980,639     159,072
    Timah Tbk PT................................................  45,084,667   4,340,593
    Tiphone Mobile Indonesia Tbk PT.............................  20,448,600     968,232
    Total Bangun Persada Tbk PT.................................  12,914,800     552,915
*   Totalindo Eka Persada Tbk PT................................  19,957,400     966,480
    Tower Bersama Infrastructure Tbk PT.........................  13,598,100   3,773,648
*   Trada Alam Minera Tbk PT.................................... 159,625,200   1,311,895
*   Trias Sentosa Tbk PT........................................   3,690,500     101,115

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
INDONESIA -- (Continued)
    Tunas Baru Lampung Tbk PT...................................  27,454,100 $  1,628,157
    Tunas Ridean Tbk PT.........................................   8,038,500      652,913
    Ultrajaya Milk Industry & Trading Co. Tbk PT................  10,716,900      963,149
    Unilever Indonesia Tbk PT...................................   4,838,500   15,453,000
    United Tractors Tbk PT......................................  12,349,046   23,582,111
*   Vale Indonesia Tbk PT.......................................  24,511,050    5,253,868
*   Visi Media Asia Tbk PT......................................  77,105,500      730,783
    Waskita Beton Precast Tbk PT................................ 157,393,100    4,867,647
    Waskita Karya Persero Tbk PT................................  63,395,051    9,452,757
    Wijaya Karya Beton Tbk PT...................................  45,615,800    1,953,746
    Wijaya Karya Persero Tbk PT.................................  42,376,822    7,209,802
*   XL Axiata Tbk PT............................................  36,038,300    7,389,402
                                                                             ------------
TOTAL INDONESIA.................................................              811,720,867
                                                                             ------------
MALAYSIA -- (2.9%)
#   Duopharma Biotech Bhd.......................................     972,116      331,997
#   7-Eleven Malaysia Holdings Bhd, Class B.....................   2,157,773      772,755
#   Aeon Co. M Bhd..............................................   5,269,500    1,836,601
#   AEON Credit Service M Bhd...................................     849,340    3,349,412
    AFFIN Bank Bhd..............................................   4,133,066    2,240,316
    AirAsia Group Bhd...........................................  19,025,600   12,568,409
#*  AirAsia X Bhd...............................................  29,627,700    1,685,780
    Ajinomoto Malaysia Bhd......................................      32,600      138,669
    Alliance Bank Malaysia Bhd..................................   8,272,300    8,128,431
    Allianz Malaysia Bhd........................................      27,400       90,147
    AMMB Holdings Bhd...........................................  13,303,650   14,382,502
    Amway Malaysia Holdings Bhd.................................     101,900      146,700
#   Ann Joo Resources Bhd.......................................   2,454,250    1,045,354
    APM Automotive Holdings Bhd.................................     189,700      138,763
#   Astro Malaysia Holdings Bhd.................................  10,223,300    3,587,366
#   Axiata Group Bhd............................................  18,289,008   17,571,382
    Batu Kawan Bhd..............................................     387,650    1,575,354
*   Benalec Holdings Bhd........................................   2,356,800      116,996
*   Berjaya Assets Bhd..........................................   1,549,900      112,564
#*  Berjaya Corp. Bhd...........................................  39,012,163    2,503,204
    Berjaya Food Bhd............................................     245,400      105,658
*   Berjaya Land Bhd............................................   3,329,400      185,288
    Berjaya Sports Toto Bhd.....................................   6,471,698    4,118,329
*   Bermaz Auto Bhd.............................................   6,615,800    3,840,305
    BIMB Holdings Bhd...........................................   4,269,299    4,791,639
#*  Borneo Oil Bhd..............................................   9,879,600      107,953
    Boustead Holdings Bhd.......................................   4,863,731    1,506,113
    Boustead Plantations Bhd....................................   3,205,000      619,989
    British American Tobacco Malaysia Bhd.......................     913,600    7,708,125
#*  Bumi Armada Bhd.............................................  30,448,050    1,731,161
    Bursa Malaysia Bhd..........................................   6,493,400   10,601,424
    CAB Cakaran Corp. Bhd.......................................   2,175,800      305,469
#   Cahya Mata Sarawak Bhd......................................   5,212,500    4,211,440
    Can-One Bhd.................................................     637,500      495,135
#   Carlsberg Brewery Malaysia Bhd, Class B.....................   1,369,000    8,365,861
    CB Industrial Product Holding Bhd...........................   3,066,720      868,163
    CIMB Group Holdings Bhd.....................................  17,588,721   22,433,594
    CJ Century Logistics Holdings Bhd, Class B..................     174,800       18,637
*   Coastal Contracts Bhd.......................................   1,852,777      470,772
#   Comfort Glove Bhd...........................................     307,200       62,819
*   CRG, Inc. Bhd...............................................     947,500       10,455
#   CSC Steel Holdings Bhd......................................   1,215,100      329,418
#   Cypark Resources Bhd........................................   2,637,150    1,065,692
    D&O Green Technologies Bhd..................................   7,692,000    1,256,993

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
MALAYSIA -- (Continued)
#*  Dagang NeXchange Bhd........................................ 13,846,300 $   939,626
#   Datasonic Group Bhd.........................................  6,968,000     828,490
#*  Dayang Enterprise Holdings Bhd..............................  6,971,712   2,378,832
    Dialog Group Bhd............................................  8,683,584   6,759,453
    DiGi.Com Bhd................................................ 13,024,220  14,490,430
#   DRB-Hicom Bhd............................................... 11,073,000   5,844,584
    Dutch Lady Milk Industries Bhd..............................     81,000   1,255,655
#*  Eastern & Oriental Bhd......................................  8,534,053   1,804,426
*   Eco World Development Group Bhd.............................  5,608,800   1,255,792
#*  Eco World International Bhd.................................    504,300      86,700
#   Econpile Holdings Bhd....................................... 11,230,600   1,755,059
#   Ekovest BHD................................................. 14,249,450   3,038,019
    Engtex Group Bhd............................................    938,500     189,585
#   Evergreen Fibreboard Bhd....................................  6,808,950     618,148
*   FGV Holdings Bhd............................................ 21,123,700   6,377,600
    Fraser & Neave Holdings Bhd.................................    225,000   1,899,747
    Frontken Corp. Bhd..........................................  9,842,000   3,291,439
#   Gabungan AQRS Bhd...........................................  3,244,007   1,177,969
#   Gadang Holdings Bhd.........................................  7,124,700   1,423,184
    Gamuda Bhd..................................................  9,473,300   8,019,017
#   Gas Malaysia Bhd............................................    568,700     394,750
    Genting Bhd................................................. 15,179,200  25,858,429
    Genting Malaysia Bhd........................................ 10,471,000   8,059,213
#   Genting Plantations Bhd.....................................  1,177,900   2,989,259
#   George Kent Malaysia Bhd....................................  5,691,187   1,737,127
#   Globetronics Technology Bhd.................................  6,838,845   3,144,072
    Glomac Bhd..................................................  3,327,340     306,285
    Guan Chong Bhd..............................................    311,000     312,153
    GuocoLand Malaysia Bhd......................................    910,900     163,136
#   Hai-O Enterprise Bhd........................................  1,922,100   1,194,861
    HAP Seng Consolidated Bhd...................................  6,287,240  15,032,133
    Hap Seng Plantations Holdings Bhd...........................  1,346,800     539,570
    Hartalega Holdings Bhd......................................  8,815,200  10,729,157
#   Heineken Malaysia Bhd.......................................    879,200   5,211,401
#   Hengyuan Refining Co. Bhd...................................  1,495,800   2,144,853
#   HeveaBoard Bhd..............................................  5,229,900     917,962
    Hiap Teck Venture Bhd....................................... 10,677,200     711,102
#*  Hibiscus Petroleum Bhd......................................  6,806,700   1,873,546
    Hock Seng LEE Bhd...........................................  1,486,113     513,783
    Hong Leong Bank Bhd.........................................  1,634,565   7,905,413
    Hong Leong Financial Group Bhd..............................  1,455,298   6,764,861
    Hong Leong Industries Bhd...................................    544,000   1,390,397
#*  HSS Engineers Bhd...........................................  1,966,100     528,541
*   Hua Yang Bhd................................................    453,452      42,269
#   Hup Seng Industries Bhd.....................................  1,288,500     308,582
    I-Bhd.......................................................  1,185,700     120,473
    IGB Bhd.....................................................    478,372     314,419
    IHH Healthcare Bhd..........................................  5,231,700   7,037,155
    IJM Corp. Bhd............................................... 22,188,826  12,562,348
    IJM Plantations Bhd.........................................  1,227,800     487,110
#   Inari Amertron Bhd.......................................... 23,857,032   9,994,991
    Inch Kenneth Kajang Rubber P.L.C............................    113,000      16,821
    Insas Bhd...................................................  6,381,202   1,228,562
    IOI Corp. Bhd............................................... 11,630,477  12,676,289
#   IOI Properties Group Bhd....................................  9,388,519   3,112,392
*   Iris Corp. Bhd.............................................. 18,215,200     816,104
#*  Iskandar Waterfront City Bhd................................  6,684,700   1,651,487
#*  JAKS Resources Bhd..........................................  7,288,100   1,349,507
#   Jaya Tiasa Holdings Bhd.....................................  4,781,739     711,214

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
MALAYSIA -- (Continued)
#   JCY International Bhd.......................................  6,295,800 $   297,469
#   JHM Consolidation Bhd.......................................  1,088,100     334,605
#   Karex Bhd...................................................  2,393,725     368,164
    Keck Seng Malaysia Bhd......................................    338,000     390,380
    Kenanga Investment Bank Bhd.................................  1,779,386     252,020
#   Kerjaya Prospek Group Bhd...................................  2,122,460     673,050
    Kesm Industries Bhd.........................................     58,600     111,339
#   Kim Loong Resources Bhd.....................................    865,260     253,432
    Kimlun Corp. Bhd............................................    856,102     300,480
#*  KNM Group Bhd............................................... 23,879,781   1,245,445
    Kossan Rubber Industries....................................  7,212,200   6,350,884
    KPJ Healthcare Bhd..........................................  8,942,700   2,121,112
*   Kretam Holdings Bhd.........................................  4,698,400     461,593
*   KSL Holdings Bhd............................................  6,620,111   1,363,394
    Kuala Lumpur Kepong Bhd.....................................  1,568,722   9,397,227
    Kumpulan Fima BHD...........................................    909,400     365,019
    Kumpulan Perangsang Selangor Bhd............................  2,363,961     951,056
*   Kwantas Corp. BHD...........................................     23,900       4,803
#*  Lafarge Malaysia Bhd........................................  2,441,300   1,950,953
    Land & General Bhd.......................................... 21,242,520     825,116
*   Landmarks Bhd...............................................  1,904,692     220,989
    LBS Bina Group Bhd..........................................  8,741,000   1,299,679
#   Lii Hen Industries Bhd......................................  1,258,900     819,965
    Lingkaran Trans Kota Holdings Bhd...........................  1,135,500   1,178,716
*   Lion Industries Corp. Bhd...................................  3,871,900     553,173
    Lotte Chemical Titan Holding Bhd............................     11,300       9,656
#   LPI Capital Bhd.............................................    458,740   1,718,180
#   Magni-Tech Industries Bhd...................................    943,600   1,062,613
#   Magnum Bhd..................................................  5,249,100   3,087,112
    Mah Sing Group Bhd.......................................... 12,855,051   2,985,860
#   Malakoff Corp. Bhd.......................................... 11,529,700   2,457,643
    Malayan Banking Bhd......................................... 17,314,819  38,743,688
#   Malayan Flour Mills Bhd.....................................  3,975,000     720,555
*   Malayan United Industries Bhd...............................  3,684,900     165,053
    Malaysia Airports Holdings Bhd..............................  6,760,545  12,485,758
    Malaysia Building Society Bhd............................... 15,305,885   3,685,407
#*  Malaysia Marine and Heavy Engineering Holdings Bhd..........  2,804,100     532,976
#*  Malaysian Bulk Carriers Bhd.................................  4,295,323     604,178
    Malaysian Pacific Industries Bhd............................  1,176,925   2,789,510
    Malaysian Resources Corp. Bhd............................... 20,893,100   5,209,550
    Malton Bhd..................................................  4,585,100     672,053
#   Matrix Concepts Holdings Bhd................................  4,175,737   1,940,848
#   Maxis Bhd...................................................  6,382,015   8,275,640
#   MBM Resources BHD...........................................  1,495,110   1,088,917
#   Media Chinese International, Ltd............................    905,600      47,148
#*  Media Prima Bhd.............................................  8,675,420     965,942
    Mega First Corp. Bhd........................................  1,350,000   1,290,483
    MISC Bhd....................................................  5,939,660   9,922,920
    Mitrajaya Holdings Bhd......................................  2,660,980     254,169
#   MKH Bhd.....................................................  3,092,375   1,019,687
#   MMC Corp. Bhd...............................................  6,769,500   1,719,379
*   MNRB Holdings Bhd...........................................  3,728,040     919,559
*   MPHB Capital Bhd............................................    958,500     243,704
    Muda Holdings Bhd...........................................    945,300     416,661
*   Mudajaya Group Bhd..........................................  3,825,410     301,389
#   Muhibbah Engineering M Bhd..................................  4,046,500   2,793,875
*   Mulpha International Bhd....................................  1,885,140   1,099,438
#   My EG Services Bhd.......................................... 12,376,600   4,498,404
*   Naim Holdings Bhd...........................................  1,867,450     501,857

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
MALAYSIA -- (Continued)
    Nestle Malaysia Bhd.........................................    108,400 $ 3,827,832
#   NTPM Holdings Bhd...........................................  1,527,800     167,793
*   OCK Group Bhd...............................................  2,278,500     284,305
    Oriental Holdings BHD.......................................    802,140   1,317,198
    OSK Holdings Bhd............................................  8,228,667   1,961,289
#   Padini Holdings Bhd.........................................  5,507,500   5,116,459
    Panasonic Manufacturing Malaysia Bhd........................     84,700     774,332
    Pantech Group Holdings Bhd..................................  1,728,110     240,508
    Paramount Corp. Bhd.........................................  1,275,125     652,978
*   Parkson Holdings Bhd........................................    917,816      56,670
#*  Pentamaster Corp. Bhd.......................................  2,039,620   2,134,122
*   PESTECH International Bhd...................................  1,521,400     412,518
    Petron Malaysia Refining & Marketing Bhd....................    863,700   1,423,706
    Petronas Chemicals Group Bhd................................ 11,875,600  25,854,406
    Petronas Dagangan Bhd.......................................  1,079,700   6,318,592
    Petronas Gas Bhd............................................  2,236,708   9,570,549
#   PIE Industrial Bhd..........................................  1,171,100     442,544
#   Pos Malaysia Bhd............................................  3,066,600   1,358,571
    PPB Group Bhd...............................................  2,480,340  11,232,206
#   Press Metal Aluminium Holdings Bhd.......................... 10,224,180  11,756,395
    Protasco Bhd................................................  1,548,705     104,881
    Public Bank Bhd............................................. 11,077,811  60,306,925
#   QL Resources Bhd............................................  5,340,687   8,805,743
    Ranhill Holdings Bhd........................................    674,160     190,775
    RGB International Bhd.......................................  7,248,228     368,915
    RHB Bank Bhd................................................  5,884,619   8,488,963
*   Rimbunan Sawit Bhd..........................................  1,063,700      62,794
    Salcon Bhd..................................................  6,830,068     471,006
    Sam Engineering & Equipment M Bhd...........................     87,300     174,760
*   Sapura Energy Bhd........................................... 48,272,888   3,783,850
#   Sarawak Oil Palms Bhd.......................................    943,791     597,591
    Scicom MSC Bhd..............................................    252,900      66,125
#   Scientex Bhd................................................  2,483,228   5,134,293
    SEG International BHD.......................................    533,828      81,368
    Selangor Dredging Bhd.......................................    240,900      40,502
#   Selangor Properties Bhd.....................................     78,800     119,343
#   Serba Dinamik Holdings Bhd..................................  3,479,000   3,520,567
    Shangri-La Hotels Malaysia Bhd..............................    382,300     503,969
    SHL Consolidated Bhd........................................    153,500      91,374
    Sime Darby Bhd..............................................  9,598,787   5,391,496
    Sime Darby Plantation Bhd................................... 10,082,687  12,568,469
    Sime Darby Property Bhd.....................................  7,999,887   2,148,186
#*  Sino Hua-An International Bhd...............................  5,822,400     317,805
    SKP Resources Bhd...........................................  9,109,000   3,039,670
    SP Setia Bhd Group..........................................  4,849,459   2,661,693
    Star Media Group Bhd........................................  2,131,900     364,017
*   Sumatec Resources Bhd.......................................  4,417,200      10,747
    Sunway Bhd.................................................. 15,359,571   6,208,202
#   Sunway Construction Group Bhd...............................  3,493,519   1,690,677
#   Supermax Corp. Bhd.......................................... 12,493,200   4,568,115
    Suria Capital Holdings Bhd..................................    335,580     115,368
    Syarikat Takaful Malaysia Keluarga Bhd......................  3,189,700   4,681,507
    Ta Ann Holdings Bhd.........................................  2,387,524   1,357,795
    TA Enterprise Bhd........................................... 12,862,100   2,022,503
#   TA Global Bhd...............................................  9,633,540     628,891
#   Taliworks Corp. Bhd.........................................  2,909,166     709,977
    Tambun Indah Land Bhd.......................................  2,204,100     423,919
    Tan Chong Motor Holdings Bhd................................  1,342,000     528,860
    Tasek Corp. Bhd.............................................      5,900       8,741

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
MALAYSIA -- (Continued)
    TDM Bhd.....................................................  7,177,930 $    364,421
    Telekom Malaysia Bhd........................................  6,899,602    4,860,774
    Tenaga Nasional Bhd.........................................  9,934,181   29,565,432
    TH Plantations Bhd..........................................    834,340      109,383
    Thong Guan Industries Bhd...................................    333,000      216,823
    TIME dotCom Bhd.............................................  1,663,760    3,601,377
*   Tiong NAM Logistics Holdings................................  1,679,194      241,794
#   Top Glove Corp. Bhd......................................... 14,688,720   17,311,345
    Tropicana Corp. Bhd.........................................  5,443,790    1,145,393
    TSH Resources Bhd...........................................  3,091,050      771,276
    Tune Protect Group Bhd......................................  5,673,400      955,415
#   Uchi Technologies Bhd.......................................  2,529,340    1,746,276
    UEM Edgenta Bhd.............................................  2,626,600    1,836,824
    UEM Sunrise Bhd............................................. 19,559,545    4,403,114
    UMW Holdings Bhd............................................  3,587,206    4,732,915
    Unisem M Bhd................................................     29,700       18,414
    United Malacca Bhd..........................................    218,650      283,472
    United Plantations Bhd......................................    174,800    1,129,867
    UOA Development Bhd.........................................  5,272,300    2,880,817
#*  Velesto Energy Bhd.......................................... 34,363,592    2,455,029
    ViTrox Corp. Bhd............................................    866,400    1,503,219
*   Vivocom International Holdings Bhd.......................... 10,418,833       50,286
*   Vizione Holdings Bhd........................................    450,142      120,953
    VS Industry Bhd............................................. 15,136,800    4,182,146
*   Wah Seong Corp. Bhd.........................................  3,193,739      571,538
#*  WCE Holdings Bhd............................................  1,397,100      194,236
#   WCT Holdings Bhd............................................ 11,742,147    3,010,539
    Wellcall Holdings Bhd.......................................  3,231,850    1,016,967
    Westports Holdings Bhd......................................  6,865,600    6,323,298
#   WTK Holdings Bhd............................................  2,932,850      450,737
#   Yinson Holdings Bhd.........................................  2,989,500    3,500,768
    YNH Property Bhd............................................  4,602,493    1,849,683
    YTL Corp. Bhd............................................... 38,665,012   10,552,504
*   YTL Land & Development Bhd..................................    282,800       26,381
#   YTL Power International Bhd................................. 11,218,459    2,413,891
    Zhulian Corp. Bhd...........................................    299,666      105,196
                                                                            ------------
TOTAL MALAYSIA..................................................             849,904,349
                                                                            ------------
MEXICO -- (3.1%)
#   ALEATICA S.A.B. de C.V......................................     43,728       48,439
    Alfa S.A.B. de C.V., Class A................................ 30,350,041   30,577,773
#   Alpek S.A.B. de C.V.........................................  6,790,930    8,328,474
#   Alsea S.A.B. de C.V.........................................  6,393,511   14,279,187
    America Movil S.A.B. de C.V., Sponsored ADR, Class L........  4,015,002   59,301,579
#   America Movil S.A.B. de C.V., Series L...................... 48,410,715   35,929,304
#   Arca Continental S.A.B. de C.V..............................  2,516,177   14,309,137
#*  Axtel S.A.B. de C.V......................................... 11,284,931    1,392,926
    Banco del Bajio SA..........................................    184,544      396,680
#   Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR.............................  1,078,523    9,091,949
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, Class B.........................  5,889,476    9,888,411
#   Becle S.A.B. de C.V.........................................    959,675    1,481,193
*   Bio Pappel S.A.B. de C.V....................................    222,356      281,614
    Bolsa Mexicana de Valores S.A.B. de C.V.....................  4,365,169    8,984,658
#*  Cemex S.A.B. de C.V......................................... 19,242,144    8,911,713
*   Cemex S.A.B. de C.V., Sponsored ADR.........................  5,092,821   23,426,977
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............    139,908    8,970,901
    Coca-Cola Femsa S.A.B. de C.V...............................    328,303    2,088,158

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
MEXICO -- (Continued)
#   Consorcio ARA S.A.B. de C.V., Series *...................... 11,454,755 $ 3,051,338
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR......    409,913   3,758,902
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A..  1,056,165     962,695
*   Corp Interamericana de Entretenimiento S.A.B. de C.V.,
      Class B...................................................    222,600     157,400
    Corp. Actinver S.A.B. de C.V................................     61,598      42,402
    Corp. Inmobiliaria Vesta S.A.B. de C.V......................  5,359,405   8,410,402
    Corp. Moctezuma S.A.B. de C.V...............................    392,200   1,248,527
    Credito Real S.A.B. de C.V. SOFOM ER........................  1,604,188   1,853,159
    Cydsa S.A.B. de C.V.........................................      6,129       8,988
*   Desarrolladora Homex S.A.B. de C.V..........................    348,740       2,281
    Dine S.A.B. de C.V..........................................      7,300       3,810
    El Puerto de Liverpool S.A.B. de C.V........................    798,392   5,164,895
#*  Elementia S.A.B. de C.V.....................................     60,292      33,044
#*  Empresas ICA S.A.B. de C.V..................................  4,691,828      26,040
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR...........    246,788      22,781
    Fomento Economico Mexicano S.A.B. de C.V....................     10,710     104,672
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR....    423,553  41,334,537
#*  Genomma Lab Internacional S.A.B. de C.V., Class B...........  8,497,861   6,804,475
    Gentera S.A.B. de C.V.......................................  8,097,479   7,402,213
#   Gruma S.A.B. de C.V., Class B...............................  2,290,475  22,895,386
#*  Grupo Aeromexico S.A.B. de C.V..............................  1,151,209   1,170,778
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V..........  3,325,529  20,480,042
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR....        100       4,918
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR........    168,898  17,121,190
#   Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....  1,235,338  12,517,753
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........     50,793   8,357,988
#   Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B.....    820,276  13,470,392
#   Grupo Bimbo S.A.B. de C.V., Class A.........................  8,948,375  19,871,904
    Grupo Carso S.A.B. de C.V., Series A1.......................  2,784,476  10,810,219
#   Grupo Cementos de Chihuahua S.A.B. de C.V...................    791,686   4,534,360
#   Grupo Comercial Chedraui S.A. de C.V........................  3,333,088   6,557,961
#   Grupo Elektra S.A.B. de C.V.................................    295,881  15,763,464
#*  Grupo Famsa S.A.B. de C.V., Class A.........................  2,953,526   1,012,669
#   Grupo Financiero Banorte S.A.B. de C.V...................... 11,439,072  72,480,187
#   Grupo Financiero Inbursa S.A.B. de C.V...................... 10,542,423  16,110,245
#*  Grupo GICSA SAB de CV.......................................    683,848     218,237
*   Grupo Gigante S.A.B. de C.V., Series *......................     41,000      65,422
    Grupo Herdez S.A.B. de C.V., Series *.......................  2,448,452   5,270,738
*   Grupo Hotelero Santa Fe S.A.B. de C.V.......................    272,456      86,949
    Grupo Industrial Saltillo S.A.B. de C.V.....................    265,646     297,766
    Grupo KUO S.A.B. de C.V., Class B...........................    271,325     693,993
#   Grupo Lala S.A.B. de C.V....................................  2,910,145   3,889,864
#   Grupo Mexico S.A.B. de C.V., Series B....................... 24,442,328  71,749,841
#*  Grupo Pochteca S.A.B. de C.V................................    387,811     129,797
#   Grupo Rotoplas S.A.B. de C.V................................    300,389     293,770
    Grupo Sanborns S.A.B. de C.V................................    611,992     606,900
*   Grupo Simec S.A.B. de C.V., Sponsored ADR...................      8,806      80,487
#*  Grupo Simec S.A.B. de C.V., Series B........................  1,365,772   4,190,017
#*  Grupo Sports World S.A.B. de C.V............................    218,149     218,520
    Grupo Televisa S.A.B., Sponsored ADR........................  2,153,350  21,834,969
#   Grupo Televisa S.A.B., Series CPO...........................  3,812,773   7,767,235
*   Grupo Traxion S.A.B. de C.V.................................    115,439      86,529
#*  Hoteles City Express S.A.B. de C.V..........................  2,517,175   2,590,502
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V.............................................  2,275,386   4,212,244
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR............     51,000   2,499,000
    Industrias Bachoco S.A.B. de C.V., Series B.................  1,451,017   5,935,639
#*  Industrias CH S.A.B. de C.V., Series B......................  2,264,008  10,601,258
    Industrias Penoles S.A.B. de C.V............................  1,124,238  12,927,899
#   Infraestructura Energetica Nova S.A.B. de C.V...............  3,375,996  14,753,927

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
MEXICO -- (Continued)
#   Kimberly-Clark de Mexico S.A.B. de C.V., Class A............ 10,890,581 $ 18,808,014
#*  La Comer S.A.B. de C.V......................................  5,515,435    6,313,246
#   Megacable Holdings S.A.B. de C.V............................  2,741,227   12,044,900
    Mexichem S.A.B. de C.V...................................... 10,209,948   23,712,941
*   Minera Frisco S.A.B. de C.V., Class A1......................  2,388,099      510,177
    Nemak S.A.B. de C.V.........................................  5,048,310    2,774,770
*   Organizacion Cultiba S.A.B. de C.V..........................    194,351      172,230
#*  Organizacion Soriana S.A.B. de C.V., Class B................  3,381,651    4,095,565
    Promotora y Operadora de Infraestructura S.A.B. de C.V......  1,451,760   14,734,509
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L...................................................     21,802      143,179
    Qualitas Controladora S.A.B. de C.V.........................  1,320,288    3,513,525
    Regional S.A.B. de C.V......................................  2,914,696   15,774,436
#*  Telesites S.A.B. de C.V.....................................  6,435,346    4,395,972
#   TV Azteca S.A.B. de C.V..................................... 11,094,156    1,205,521
    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................    691,748    1,547,131
    Vitro S.A.B. de C.V., Series A..............................    392,129    1,106,613
#   Wal-Mart de Mexico S.A.B. de C.V............................ 18,521,329   54,417,746
                                                                            ------------
TOTAL MEXICO....................................................             897,513,068
                                                                            ------------
PERU -- (0.1%)
#   Cementos Pacasmayo SAA, ADR.................................     35,917      341,201
    Cia de Minas Buenaventura SAA, ADR..........................    157,251    2,549,039
    Credicorp, Ltd..............................................    161,404   38,236,607
    Fossal SAA, ADR.............................................      3,794        2,295
    Grana y Montero SAA, Sponsored ADR..........................    228,206      821,542
                                                                            ------------
TOTAL PERU......................................................              41,950,684
                                                                            ------------
PHILIPPINES -- (1.2%)
    8990 Holdings, Inc..........................................    284,400       78,535
    A Soriano Corp..............................................    818,000      103,656
    Aboitiz Equity Ventures, Inc................................  6,261,350    6,684,397
    Aboitiz Power Corp..........................................  5,807,900    4,204,961
    ACR Mining Corp.............................................     11,905          767
*   AgriNurture, Inc............................................    123,700       37,818
    Alliance Global Group, Inc.................................. 30,331,494    8,708,736
    Alsons Consolidated Resources, Inc..........................  3,329,000       91,370
*   Apex Mining Co., Inc........................................ 12,769,000      318,492
*   Atlas Consolidated Mining & Development Corp................  2,979,300      165,214
    Ayala Corp..................................................  1,228,600   21,311,116
    Ayala Land, Inc............................................. 23,565,820   22,171,033
    Bank of the Philippine Islands..............................  3,320,396    5,409,924
    BDO Unibank, Inc............................................  5,931,143   15,270,198
    Belle Corp.................................................. 29,177,700    1,357,452
    Bloomberry Resorts Corp..................................... 36,185,800    8,850,292
    Cebu Air, Inc...............................................  2,738,260    4,308,518
    Cebu Holdings, Inc..........................................  2,065,000      249,701
*   CEMEX Holdings Philippines, Inc.............................  9,356,600      389,587
    Century Pacific Food, Inc...................................  5,207,050    1,530,015
    Century Properties Group, Inc...............................  1,153,062       11,064
    Chelsea Logistics Holdings Corp.............................    663,300       72,629
    China Banking Corp..........................................  1,511,190      769,623
    Cirtek Holdings Philippines Corp............................    836,990      456,002
    COL Financial Group, Inc....................................    133,700       48,581
    Cosco Capital, Inc.......................................... 14,390,000    2,063,081
    D&L Industries, Inc......................................... 24,308,700    5,096,399
    DMCI Holdings, Inc.......................................... 37,136,100    7,955,087
*   DoubleDragon Properties Corp................................  3,286,790    1,587,965
    Eagle Cement Corp...........................................    337,400      102,668

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
PHILIPPINES -- (Continued)
*   East West Banking Corp......................................   6,503,250 $ 1,452,425
*   EEI Corp....................................................   4,317,600     766,524
    Emperador, Inc..............................................   3,636,900     518,703
*   Empire East Land Holdings, Inc..............................  19,350,000     182,371
    Filinvest Development Corp..................................     267,400      76,971
    Filinvest Land, Inc......................................... 149,618,687   4,420,726
    First Gen Corp..............................................  12,736,900   5,407,498
    First Philippine Holdings Corp..............................   2,582,190   3,903,830
*   Global Ferronickel Holdings, Inc............................  11,097,176     323,742
*   Global-Estate Resorts, Inc..................................     647,000      16,855
    Globe Telecom, Inc..........................................     216,145   7,387,776
    GT Capital Holdings, Inc....................................     335,972   5,581,647
    Holcim Philippines, Inc.....................................     117,300      28,559
    Integrated Micro-Electronics, Inc...........................   6,618,940   1,321,205
    International Container Terminal Services, Inc..............   4,744,542  11,510,437
    JG Summit Holdings, Inc.....................................   7,320,520   9,269,276
    Jollibee Foods Corp.........................................   2,380,377  13,914,166
*   Lepanto Consolidated Mining Co..............................  30,246,517      63,870
    Lopez Holdings Corp.........................................  19,935,200   1,843,299
    LT Group, Inc...............................................  13,541,800   4,169,616
    MacroAsia Corp..............................................   1,803,830     763,482
    Manila Electric Co..........................................   1,246,800   9,224,184
    Manila Water Co., Inc.......................................  10,601,400   4,591,015
    Max's Group, Inc............................................   1,623,500     467,257
    Megawide Construction Corp..................................  11,057,870   4,732,687
    Megaworld Corp..............................................  92,928,800   9,990,865
    Metro Pacific Investments Corp..............................  82,904,500   7,272,212
    Metro Retail Stores Group, Inc..............................   1,329,000      87,557
    Metropolitan Bank & Trust Co................................   4,038,939   5,757,727
    Nickel Asia Corp............................................  18,569,340     855,187
    Pepsi-Cola Products Philippines, Inc........................  12,190,791     300,934
    Petron Corp.................................................  23,208,800   2,760,191
    Philex Mining Corp..........................................   2,787,050     165,822
*   Philippine National Bank....................................   2,426,943   2,444,415
    Philippine Stock Exchange, Inc. (The).......................      84,552     292,815
*   Philweb Corp................................................     116,780       7,241
    Phinma Energy Corp..........................................  14,418,000     442,688
    Phoenix Petroleum Philippines, Inc..........................   2,579,670     596,959
    Pilipinas Shell Petroleum Corp..............................   1,148,340     996,965
#   PLDT, Inc., Sponsored ADR...................................     276,849   6,547,479
    PLDT, Inc...................................................     297,020   7,007,056
    Premium Leisure Corp........................................  41,024,000     575,123
*   Prime Orion Philippines, Inc................................     928,000      51,105
    Primex Corp.................................................     105,400       5,065
    Puregold Price Club, Inc....................................   6,710,480   5,401,436
*   PXP Energy Corp.............................................   2,553,700     396,952
    RFM Corp....................................................   6,096,300     567,740
    Rizal Commercial Banking Corp...............................   2,919,464   1,456,384
    Robinsons Land Corp.........................................  22,781,818  10,703,446
    Robinsons Retail Holdings, Inc..............................   1,947,460   2,914,790
    San Miguel Corp.............................................   3,813,090  13,215,754
    San Miguel Food and Beverage, Inc...........................     506,520   1,126,777
    Security Bank Corp..........................................   1,801,268   6,222,861
    Semirara Mining & Power Corp................................   8,484,500   3,883,230
    Shakey's Pizza Asia Ventures, Inc...........................      35,200       8,777
    SM Investments Corp.........................................     481,790   8,789,791
    SM Prime Holdings, Inc......................................  22,790,790  18,141,756
    SSI Group, Inc..............................................   2,131,000     124,756
    Starmalls, Inc..............................................     912,800     119,877

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
PHILIPPINES -- (Continued)
    STI Education Systems Holdings, Inc......................... 18,553,000 $    238,536
*   Top Frontier Investment Holdings, Inc.......................    153,057      788,787
*   Travellers International Hotel Group, Inc...................  5,224,800      564,610
    Union Bank Of Philippines...................................  1,482,222    1,733,207
    Universal Robina Corp.......................................  3,846,430   11,235,830
    Vista Land & Lifescapes, Inc................................ 58,625,800    8,228,272
    Wilcon Depot, Inc...........................................    885,100      283,386
                                                                            ------------
TOTAL PHILIPPINES...............................................             353,647,363
                                                                            ------------
POLAND -- (1.4%)
*   AB SA.......................................................      2,455       11,755
    Agora SA....................................................    194,395      636,479
*   Alior Bank SA...............................................    711,741   10,962,126
    Alumetal SA.................................................      8,077       96,209
    Amica SA....................................................     26,905      914,087
#*  AmRest Holdings SE..........................................    223,521    2,413,267
    Apator SA...................................................     37,049      251,086
    Asseco Poland SA............................................    818,254   11,363,525
    Bank Handlowy w Warszawie SA................................    177,158    2,884,100
*   Bank Millennium SA..........................................  3,875,535    9,791,873
    Bank Pekao SA...............................................    358,950   10,713,241
#*  Bioton SA...................................................    361,374      439,657
*   Boryszew SA.................................................  1,773,783    2,095,352
    Budimex SA..................................................    102,300    3,948,403
    CCC SA......................................................    197,569   10,745,239
#*  CD Projekt SA...............................................    478,640   26,935,311
#   Ciech SA....................................................    432,543    5,423,502
    ComArch SA..................................................     12,715      623,049
*   Cyfrowy Polsat SA...........................................  1,467,167   10,185,646
*   Dino Polska SA..............................................    148,561    4,932,782
    Dom Development SA..........................................     13,312      282,138
    Echo Investment SA..........................................     54,962       55,620
    Elektrobudowa SA............................................      2,716       12,231
*   Enea SA.....................................................  2,477,456    4,960,259
*   Energa SA...................................................  1,203,679    2,363,581
#   Eurocash SA.................................................    776,433    4,418,239
*   Fabryki Mebli Forte SA......................................    100,082      721,170
    Famur SA....................................................    463,881      590,015
    Firma Oponiarska Debica SA..................................     11,985      270,248
#*  Getin Noble Bank SA.........................................  4,003,506      504,439
    Globe Trade Centre SA.......................................    284,873      658,110
    Grupa Azoty SA..............................................    226,072    2,449,383
    Grupa Azoty Zaklady Chemiczne Police SA.....................     17,834       68,539
    Grupa Kety SA...............................................     64,151    5,817,404
    Grupa Lotos SA..............................................  1,369,854   29,846,332
*   Impexmetal SA...............................................  1,188,985    1,294,362
#   ING Bank Slaski SA..........................................    122,454    6,183,073
    Inter Cars SA...............................................     26,428    1,507,158
*   Jastrzebska Spolka Weglowa SA...............................    503,539    7,665,642
    Kernel Holding SA...........................................    520,817    7,234,074
*   KGHM Polska Miedz SA........................................  1,242,835   33,557,070
#   KRUK SA.....................................................    152,214    6,919,220
    LC Corp. SA.................................................  1,066,105      708,093
    Lentex SA...................................................     34,442       67,198
    LPP SA......................................................      6,045   13,554,134
#*  Lubelski Wegiel Bogdanka SA.................................     85,042      902,416
#   mBank SA....................................................     77,521    8,994,120
*   Netia SA....................................................    886,920    1,155,876
    Neuca SA....................................................     17,025    1,228,283

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
POLAND -- (Continued)
*   NEWAG SA....................................................        511 $      2,252
*   Orange Polska SA............................................  4,915,487    6,356,332
#   Pfleiderer Group SA.........................................     35,721      233,038
*   PGE Polska Grupa Energetyczna SA............................  5,044,198   12,557,704
*   PKP Cargo SA................................................     87,931    1,026,934
*   Polnord SA..................................................    302,992      544,017
    Polski Koncern Naftowy Orlen S.A............................  2,114,968   54,300,672
    Polskie Gornictwo Naftowe i Gazownictwo SA..................  5,488,247    8,345,813
    Powszechna Kasa Oszczednosci Bank Polski SA.................  2,298,813   23,661,370
    Powszechny Zaklad Ubezpieczen SA............................  2,248,472   24,749,651
*   Rafako SA...................................................    591,437      294,146
    Santander Bank Polska SA....................................    117,603   12,230,768
    Stalexport Autostrady SA....................................    582,303      531,097
    Stalprodukt SA..............................................      9,473      856,207
*   Tauron Polska Energia SA.................................... 11,694,698    5,304,242
#   Trakcja SA..................................................    458,822      304,753
*   VRG SA......................................................    952,401    1,010,635
    Warsaw Stock Exchange.......................................    231,672    2,527,950
    Wawel SA....................................................        590      114,147
    Zespol Elektrowni Patnow Adamow Konin SA....................     49,544       92,247
                                                                            ------------
TOTAL POLAND....................................................             414,399,091
                                                                            ------------
RUSSIA -- (1.5%)
    Etalon Group P.L.C., GDR....................................    650,174    1,205,198
    Etalon Group P.L.C., GDR....................................    327,591      606,043
    Gazprom PJSC, Sponsored ADR.................................  6,583,688   32,914,049
    Gazprom PJSC, Sponsored ADR.................................  1,395,629    7,006,058
    Globaltrans Investment P.L.C., GDR..........................    193,097    1,866,339
    Globaltrans Investment P.L.C., GDR..........................    302,654    2,926,664
*   Lenta, Ltd..................................................    937,733    3,361,773
*   Lenta, Ltd., GDR............................................    143,301      514,034
    Lukoil PJSC, Sponsored ADR(BYZF386).........................    249,436   21,326,778
    Lukoil PJSC, Sponsored ADR(BYZDW2900).......................    598,466   50,813,750
    Magnitogorsk Iron & Steel Works PJSC, GDR...................    724,938    6,458,823
*   Mail.Ru Group, Ltd., GDR....................................     83,777    1,932,454
*   Mail.Ru Group, Ltd., GDR....................................     41,991      969,992
*   Mechel PJSC, Sponsored ADR..................................    365,199      766,917
    MMC Norilsk Nickel PJSC, ADR................................    293,397    6,573,560
    MMC Norilsk Nickel PJSC, ADR................................  1,034,973   23,011,210
    Novatek PJSC, GDR...........................................    111,723   21,554,448
    Novatek PJSC, GDR...........................................     12,180    2,347,086
    Novolipetsk Steel PJSC, GDR.................................    348,244    9,197,834
    Novolipetsk Steel PJSC, GDR.................................     98,256    2,588,063
*   O'Key Group SA, GDR.........................................     71,285      129,248
    PhosAgro PJSC, GDR..........................................    307,967    3,886,370
    PhosAgro PJSC, GDR..........................................     30,107      379,047
    Ros Agro P.L.C., GDR........................................    135,725    1,555,779
    Ros Agro P.L.C., GDR........................................     12,318      141,164
    Rosneft Oil Co. PJSC, GDR...................................  1,259,537    8,378,440
    Rosneft Oil Co. PJSC, GDR...................................  2,952,866   19,676,130
    Rostelecom PJSC, Sponsored ADR..............................    229,833    1,554,820
    Rostelecom PJSC, Sponsored ADR..............................    164,180    1,129,642
    RusHydro PJSC, ADR..........................................  4,579,241    3,603,570
    Sberbank of Russia PJSC, Sponsored ADR......................  4,081,901   58,509,602
    Sberbank of Russia PJSC, Sponsored ADR......................  3,621,141   52,325,487
    Severstal PJSC, GDR.........................................    650,882   10,545,999
    Severstal PJSC, GDR.........................................     68,697    1,112,204
    Tatneft PJSC, Sponsored ADR.................................    723,504   50,947,207
    Tatneft PJSC, Sponsored ADR.................................     18,038    1,267,620

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
RUSSIA -- (Continued)
    TMK PJSC, GDR...............................................    362,678 $  1,327,401
    TMK PJSC, GDR...............................................     80,338      294,208
    VEON, Ltd...................................................  2,728,268    6,384,147
    VTB Bank PJSC, GDR..........................................  3,938,248    4,404,607
    VTB Bank PJSC, GDR..........................................  4,801,096    5,358,023
    X5 Retail Group NV, GDR.....................................    398,885   12,113,339
    X5 Retail Group NV, GDR.....................................     97,633    2,963,162
                                                                            ------------
TOTAL RUSSIA....................................................             445,928,289
                                                                            ------------
SINGAPORE -- (0.0%)
*   Pacc Offshore Services Holdings, Ltd........................  1,055,250      140,464
                                                                            ------------
SOUTH AFRICA -- (6.9%)
    Absa Group, Ltd.............................................  6,582,879   75,832,611
    Adcock Ingram Holdings, Ltd.................................    882,344    4,070,692
*   Adcorp Holdings, Ltd........................................    375,402      574,548
    Advtech, Ltd................................................  4,551,304    4,318,124
    AECI, Ltd...................................................  1,441,301    9,633,429
    African Oxygen, Ltd.........................................    749,903    1,149,861
#*  African Phoenix Investments, Ltd............................  4,779,215      191,431
    African Rainbow Minerals, Ltd...............................  1,716,684   20,448,954
    Afrimat, Ltd................................................    111,050      236,928
    Alexander Forbes Group Holdings, Ltd........................  1,413,835      539,541
    Allied Electronics Corp., Ltd., Class A.....................    317,803      457,946
    Alviva Holdings, Ltd........................................  1,442,572    1,658,996
    Anglo American Platinum, Ltd................................    308,849   15,623,871
    AngloGold Ashanti, Ltd......................................    879,879   10,468,675
    AngloGold Ashanti, Ltd., Sponsored ADR......................  4,151,296   48,985,293
*   ArcelorMittal South Africa, Ltd.............................  1,769,762      377,241
#*  Ascendis Health, Ltd........................................    834,386      258,613
    Aspen Pharmacare Holdings, Ltd..............................  1,677,293   12,086,380
    Assore, Ltd.................................................    248,365    6,446,218
    Astral Foods, Ltd...........................................    621,331    7,882,730
    Attacq, Ltd.................................................  2,294,864    2,253,795
*   Aveng, Ltd.................................................. 42,695,535       59,816
    AVI, Ltd....................................................  4,002,127   25,721,804
    Balwin Properties, Ltd......................................     21,544        4,319
    Barloworld, Ltd.............................................  3,846,199   34,356,090
    Bid Corp., Ltd..............................................  2,192,811   46,358,156
#   Bidvest Group, Ltd. (The)...................................  3,483,543   52,985,028
#*  Blue Label Telecoms, Ltd....................................  5,180,860    1,780,922
#*  Brait SE....................................................  1,630,730    2,619,094
    Capitec Bank Holdings, Ltd..................................    306,160   28,637,916
    Cashbuild, Ltd..............................................    270,933    4,977,072
    Caxton and CTP Publishers and Printers, Ltd.................    433,083      243,139
#   City Lodge Hotels, Ltd......................................    368,440    3,098,359
    Clicks Group, Ltd...........................................  2,284,939   31,271,979
    Clover Industries, Ltd......................................    700,358    1,119,736
#   Coronation Fund Managers, Ltd...............................  2,327,355    8,339,960
#   Curro Holdings, Ltd.........................................    426,015      794,281
*   DataTec, Ltd................................................  3,761,420    8,614,593
#   Dis-Chem Pharmacies, Ltd....................................    518,557      978,429
#   Discovery, Ltd..............................................  3,016,001   30,392,696
    Distell Group Holdings, Ltd.................................    327,814    3,139,657
    DRDGOLD, Ltd., Sponsored ADR................................      4,569        8,727
#   DRDGOLD, Ltd................................................  3,818,510      750,119
*   enX Group, Ltd..............................................    187,307      169,251
#*  EOH Holdings, Ltd...........................................  1,200,453    1,715,641
    Exxaro Resources, Ltd.......................................  2,296,957   26,284,549

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SOUTH AFRICA -- (Continued)
#*  Famous Brands, Ltd..........................................    866,031 $  5,091,101
    FirstRand, Ltd.............................................. 23,983,632  114,138,966
#   Foschini Group, Ltd. (The)..................................  2,611,678   33,839,488
    Gold Fields, Ltd............................................  1,019,995    3,844,067
    Gold Fields, Ltd., Sponsored ADR............................ 10,013,640   37,551,150
*   Grand Parade Investments, Ltd...............................    885,554      194,929
#*  Grindrod Shipping Holdings, Ltd.............................    148,785      767,716
    Grindrod, Ltd...............................................  6,127,577    3,284,806
*   Harmony Gold Mining Co., Ltd................................  2,249,054    3,853,293
#*  Harmony Gold Mining Co., Ltd., Sponsored ADR................  4,160,002    7,238,403
    Hudaco Industries, Ltd......................................    335,973    3,136,082
    Hulamin, Ltd................................................    737,867      224,349
*   Impala Platinum Holdings, Ltd...............................  5,388,509   21,670,931
    Imperial Logistics, Ltd.....................................  2,075,831    9,080,685
    Investec, Ltd...............................................  2,579,956   16,508,979
    Invicta Holdings, Ltd.......................................    139,879      262,917
    Italtile, Ltd...............................................    434,457      440,210
    JSE, Ltd....................................................  1,111,405   10,783,474
    KAP Industrial Holdings, Ltd................................  8,622,263    4,441,958
    Kumba Iron Ore, Ltd.........................................    728,314   21,903,250
    Lewis Group, Ltd............................................  1,279,414    2,805,318
    Liberty Holdings, Ltd.......................................  1,963,500   14,214,519
#   Life Healthcare Group Holdings, Ltd......................... 15,196,605   27,718,314
    Long4Life, Ltd..............................................  1,628,088      566,644
#   Massmart Holdings, Ltd......................................  1,490,087    9,827,877
    Merafe Resources, Ltd....................................... 11,698,336    1,117,859
    Metair Investments, Ltd.....................................  1,689,459    2,782,556
    Metrofile Holdings, Ltd.....................................    160,794       20,300
    MiX Telematics, Ltd., Sponsored ADR.........................     40,982      737,266
    MMI Holdings, Ltd........................................... 12,986,619   16,238,674
    Mondi, Ltd..................................................  1,263,954   27,930,109
    Motus Holdings Ltd..........................................     10,008       62,234
    Mpact, Ltd..................................................  1,778,818    2,950,820
#   Mr. Price Group, Ltd........................................  2,053,573   31,122,176
#   MTN Group, Ltd.............................................. 15,515,059  112,408,584
#*  Multichoice Group, Ltd......................................    671,488    6,029,544
    Murray & Roberts Holdings, Ltd..............................  4,260,045    4,540,645
*   Nampak, Ltd.................................................  7,185,786    5,270,793
    Naspers, Ltd., Class N......................................    671,488  172,740,493
    Nedbank Group, Ltd..........................................  2,244,778   41,873,411
    NEPI Rockcastle P.L.C.......................................  1,050,435    8,769,653
    Netcare, Ltd................................................ 10,377,594   17,468,121
#*  Northam Platinum, Ltd.......................................  3,645,624   15,197,544
    Novus Holdings, Ltd.........................................    161,502       44,776
#   Oceana Group, Ltd...........................................    835,992    4,084,358
    Old Mutual, Ltd.............................................     68,865      110,769
#   Omnia Holdings, Ltd.........................................    700,311    2,844,254
    Peregrine Holdings, Ltd.....................................  2,922,017    3,957,551
#   Pick n Pay Stores, Ltd......................................  3,835,073   18,619,755
#   Pioneer Foods Group, Ltd....................................  1,061,874    6,395,197
#*  PPC, Ltd.................................................... 14,258,000    4,968,830
    PSG Group, Ltd..............................................    864,847   16,039,566
    Raubex Group, Ltd...........................................  1,676,338    2,549,832
#   RCL Foods, Ltd..............................................    191,066      183,907
#   Reunert, Ltd................................................  2,210,742   11,987,839
#   Rhodes Food Group Pty, Ltd..................................    538,736      678,672
#*  Royal Bafokeng Platinum, Ltd................................    478,184    1,132,591
    Sanlam, Ltd................................................. 12,724,133   68,132,425
    Santam, Ltd.................................................    363,141    8,519,214

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
SOUTH AFRICA -- (Continued)
    Sappi, Ltd..................................................  6,439,075 $   30,746,996
#   Sasol, Ltd..................................................  1,932,095     64,099,996
#   Sasol, Ltd., Sponsored ADR..................................  1,128,917     37,254,261
#   Shoprite Holdings, Ltd......................................  3,413,393     41,203,041
#*  Sibanye Gold, Ltd........................................... 10,973,751     10,331,549
#*  Sibanye Gold, Ltd., Sponsored ADR...........................  2,222,764      8,379,821
    SPAR Group, Ltd. (The)......................................  2,288,457     31,071,474
    Spur Corp., Ltd.............................................    565,367        909,852
*   Stadio Holdings, Ltd........................................    610,868        151,563
    Standard Bank Group, Ltd....................................  8,843,736    123,510,283
#*  Steinhoff International Holdings NV......................... 10,257,445      1,475,219
*   Sun International, Ltd......................................  1,333,978      5,110,692
*   Super Group, Ltd............................................  4,863,353     12,528,403
#   Telkom SA SOC, Ltd..........................................  3,790,899     22,562,499
    Tiger Brands, Ltd...........................................  1,278,910     22,245,651
    Tongaat Hulett, Ltd.........................................  1,197,561      1,790,740
    Transaction Capital, Ltd....................................  1,243,670      1,662,587
    Trencor, Ltd................................................    939,647      1,664,269
    Truworths International, Ltd................................  5,423,132     28,754,594
    Tsogo Sun Holdings, Ltd.....................................  4,674,907      7,036,801
    Vodacom Group, Ltd..........................................  3,761,748     30,357,146
    Wilson Bayly Holmes-Ovcon, Ltd..............................    685,196      5,405,025
#   Woolworths Holdings, Ltd....................................  9,828,528     32,815,058
                                                                            --------------
TOTAL SOUTH AFRICA..............................................             2,029,884,474
                                                                            --------------
SOUTH KOREA -- (16.0%)
#*  3S Korea Co., Ltd...........................................     61,927        148,200
#   ABco Electronics Co., Ltd...................................     75,429        346,745
#*  Able C&C Co., Ltd...........................................    115,555      1,302,531
#   ABOV Semiconductor Co., Ltd.................................    110,227        818,460
#*  Ace Technologies Corp.......................................     95,509        626,850
#*  Actoz Soft Co., Ltd.........................................     38,947        438,896
#   ADTechnology Co., Ltd.......................................     13,196        169,638
#*  Advanced Cosmeceutical Technology Co., Ltd..................     19,800         75,935
#*  Advanced Digital Chips, Inc.................................    171,610        370,254
#   Advanced Nano Products Co., Ltd.............................     46,866        702,341
#   Advanced Process Systems Corp...............................     12,249        288,870
#   Aekyung Petrochemical Co., Ltd..............................    211,383      1,655,328
    AfreecaTV Co., Ltd..........................................     84,123      4,605,722
#*  Agabang&Company.............................................    245,322        775,230
#   Ahn-Gook Pharmaceutical Co., Ltd............................     62,788        710,507
    Ahnlab, Inc.................................................     34,822      1,842,520
#   AJ Networks Co., Ltd........................................    145,293        761,617
*   AJ Rent A Car Co., Ltd......................................    231,183      2,220,076
#*  Ajin Industrial Co., Ltd....................................    222,120        499,187
    AK Holdings, Inc............................................     63,085      2,790,777
#*  Alticast Corp...............................................     77,513        212,885
#   ALUKO Co., Ltd..............................................    387,169        894,453
*   Aminologics Co., Ltd........................................     99,988        189,316
    Amorepacific Corp...........................................     80,001     14,246,007
    AMOREPACIFIC Group..........................................    112,823      7,269,253
#*  Amotech Co., Ltd............................................     97,329      1,977,915
#*  Anam Electronics Co., Ltd...................................    287,995        678,316
#*  Ananti, Inc.................................................     85,716      1,062,497
#   Anapass, Inc................................................     45,308      1,018,245
#*  Aprogen Healthcare & Games, Inc.............................    172,736        127,280
#*  Aprogen KIC, Inc............................................     11,732         38,346
#*  Aprogen pharmaceuticals, Inc................................     35,657         80,527
#*  APS Holdings Corp...........................................    241,836        902,459

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   Asia Cement Co., Ltd........................................    20,218 $ 1,756,949
    ASIA Holdings Co., Ltd......................................    12,739   1,402,335
#   Asia Paper Manufacturing Co., Ltd...........................    58,770   2,146,458
*   Asiana Airlines, Inc........................................ 1,495,642   8,476,627
#   Atec Co., Ltd...............................................    32,288     209,707
#*  A-Tech Solution Co., Ltd....................................    36,570     289,466
#   Atinum Investment Co., Ltd..................................   409,667     869,575
    AtlasBX Co., Ltd............................................       255      14,421
#   AUK Corp....................................................   263,933     623,921
#   Aurora World Corp...........................................    65,735     622,672
#   Austem Co., Ltd.............................................   211,715     611,945
#   Autech Corp.................................................   167,394   1,648,792
#   Avaco Co., Ltd..............................................   101,289     602,682
#   Avatec Co., Ltd.............................................    19,435     121,220
#   Baiksan Co., Ltd............................................   114,849     893,462
#*  Barun Electronics Co., Ltd..................................   447,625     120,130
#*  Barunson Entertainment & Arts Corp..........................   269,424     428,565
#   Bcworld Pharm Co., Ltd......................................    25,226     488,828
    BGF Co., Ltd................................................   851,128   6,005,515
    BGF retail Co., Ltd.........................................       940     176,051
#*  BH Co., Ltd.................................................   180,247   3,046,331
*   Binex Co., Ltd..............................................   125,311   1,274,112
    Binggrae Co., Ltd...........................................    34,012   2,147,537
#*  Biolog Device Co., Ltd......................................   170,537     303,063
#*  BioSmart Co., Ltd...........................................   123,860     474,230
#*  Biotoxtech Co., Ltd.........................................    54,860     390,325
#*  Biovill Co., Ltd............................................   109,654     153,477
#*  BIT Computer Co., Ltd.......................................    55,474     254,734
    Bixolon Co., Ltd............................................    35,044     186,432
#*  Bluecom Co., Ltd............................................   136,842     490,882
    BNK Financial Group, Inc.................................... 2,090,669  12,546,222
    Boditech Med, Inc...........................................    64,797     611,221
#*  Bohae Brewery Co., Ltd......................................   813,709     959,671
#   BoKwang Industry Co., Ltd...................................   105,286     417,905
    Bolak Co., Ltd..............................................    39,990      83,554
    Bookook Securities Co., Ltd.................................    11,386     208,684
#*  Boryung Medience Co., Ltd...................................    43,591     390,878
#   Boryung Pharmaceutical Co., Ltd.............................   108,705   1,216,805
#*  Bosung Power Technology Co., Ltd............................   276,470     591,299
#*  Brain Contents Co., Ltd.....................................   748,568     770,093
#*  Bubang Co., Ltd.............................................   230,831     576,640
    Bukwang Pharmaceutical Co., Ltd.............................    60,316     949,136
    Busan City Gas Co., Ltd.....................................     1,126      37,410
    BYC Co., Ltd................................................       588     129,760
#*  BYON Co., Ltd...............................................   146,553     193,754
    Byucksan Corp...............................................   449,000   1,073,628
#*  CammSys Corp................................................   574,596     998,982
    Capro Corp..................................................   357,306   1,407,357
    Caregen Co., Ltd............................................    12,761     835,694
    Castec Korea Co., Ltd.......................................     6,753      20,779
    Cell Biotech Co., Ltd.......................................    49,706   1,286,423
*   Celltrion Pharm, Inc........................................    58,301   2,970,828
#*  Celltrion, Inc..............................................   237,091  43,121,916
#   Changhae Ethanol Co., Ltd...................................    66,333     739,392
#*  Charm Engineering Co., Ltd..................................   471,868     645,374
    Cheil Worldwide, Inc........................................   356,350   7,774,441
#*  Chemtronics Co., Ltd........................................    87,309     789,185
#   Cheryong Electric Co., Ltd..................................    41,558     247,316
#   Cheryong Industrial Co. Ltd/new.............................    30,580     176,339

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
#*  ChinHung International, Inc................................. 115,198 $   188,327
#   Chinyang Holdings Corp...................................... 149,111     325,322
*   Choa Pharmaceutical Co......................................  86,412     340,971
    Choheung Corp...............................................     245      40,345
#   Chokwang Paint, Ltd.........................................  53,005     319,124
    Chong Kun Dang Pharmaceutical Corp..........................  52,476   4,584,069
    Chongkundang Holdings Corp..................................  28,297   1,848,890
#   Choong Ang Vaccine Laboratory...............................  45,131     817,838
#*  Chorokbaem Media Co., Ltd................................... 468,376     660,435
    Chosun Refractories Co., Ltd................................   2,770     204,263
#   Chungdahm Learning, Inc.....................................  73,222   1,343,916
    CJ CGV Co., Ltd............................................. 129,306   4,760,810
    CJ CheilJedang Corp.........................................  67,650  18,250,386
    CJ Corp..................................................... 149,115  15,251,144
    CJ ENM Co., Ltd.............................................  15,218   2,855,636
#   CJ Freshway Corp............................................  67,862   1,767,078
    CJ Hello Co., Ltd........................................... 420,712   3,116,989
#*  CJ Logistics Corp...........................................  50,564   6,827,507
#*  CJ Seafood Corp............................................. 119,537     300,119
#   CKD Bio Corp................................................  44,817     944,504
#   Clean & Science Co., Ltd....................................  44,547     917,302
#*  CLIO Cosmetics Co., Ltd.....................................  14,021     250,730
#*  CMG Pharmaceutical Co., Ltd................................. 264,823   1,127,920
#*  CODI-M Co., Ltd............................................. 205,929     137,801
    Com2uSCorp..................................................  44,942   3,842,638
#   Commax Co., Ltd.............................................  63,295     239,628
*   Coreana Cosmetics Co., Ltd.................................. 119,739     507,578
#   Cosmax BTI, Inc.............................................  42,026     828,749
#   COSMAX NBT Inc..............................................  76,140     867,769
#   Cosmax, Inc.................................................  48,230   5,729,922
#   Cosmecca Korea Co., Ltd.....................................  18,030     357,488
#*  CosmoAM&T Co., Ltd..........................................  75,835     916,595
#*  Cosmochemical Co., Ltd......................................  99,762   1,165,231
#*  COSON Co., Ltd..............................................  72,330     581,771
#   Coweaver Co., Ltd...........................................  28,980     184,859
#   COWELL FASHION Co., Ltd..................................... 366,501   2,352,371
#*  Creative & Innovative System................................ 154,207     314,156
    Crown Confectionery Co., Ltd................................  29,181     250,922
#   CROWNHAITAI Holdings Co., Ltd...............................  98,796   1,009,170
#*  CrucialTec Co., Ltd......................................... 505,558     519,078
#   CS Wind Corp................................................  29,266     954,172
#*  CTC BIO, Inc................................................  54,395     389,727
#*  CTGen Co., Ltd.............................................. 181,494     426,997
    Cuckoo Holdings Co., Ltd....................................   6,726     837,809
    Cuckoo Homesys Co., Ltd.....................................   4,184     768,281
#*  Curo Co., Ltd............................................... 762,574     590,240
*   CUROCOM Co., Ltd............................................ 140,600     155,511
#*  Curoholdings Co., Ltd....................................... 296,693     160,873
#   Cymechs, Inc................................................  77,077     745,764
#   D.I Corp.................................................... 262,207   1,048,540
#*  DA Technology Co., Ltd......................................  40,570     127,162
#   Dae Dong Industrial Co., Ltd................................ 144,551     730,529
    Dae Han Flour Mills Co., Ltd................................  11,480   2,032,188
    Dae Hwa Pharmaceutical Co., Ltd.............................  66,591   1,123,131
#   Dae Hyun Co., Ltd........................................... 307,246     698,198
#*  Dae Won Chemical Co., Ltd................................... 250,699     377,773
#   Dae Won Kang Up Co., Ltd.................................... 191,286     838,313
#*  Dae Young Packaging Co., Ltd................................ 765,181     828,412
#   Daea TI Co., Ltd............................................ 555,408   2,886,697

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   Daebongls Co., Ltd..........................................    47,429 $   357,394
#   Daechang Co., Ltd...........................................   481,457     456,162
    Daechang Forging Co., Ltd...................................     2,486      87,424
    Daeduck Electronics Co......................................   630,128   5,720,456
#   Daegu Department Store......................................    35,866     217,844
#*  Daehan New Pharm Co., Ltd...................................   115,615   1,115,502
#   Daehan Steel Co., Ltd.......................................   159,804     891,101
#   Dae-Il Corp.................................................   186,437   1,008,299
#*  Daejoo Electronic Materials Co., Ltd........................    42,465     591,667
    Daekyo Co., Ltd.............................................   194,461   1,027,911
#   Daelim B&Co Co., Ltd........................................    91,182     398,183
#*  Daelim C&S Co., Ltd.........................................    24,536     231,300
    Daelim Industrial Co., Ltd..................................   235,882  19,572,240
#*  Daemyung Corp. Co., Ltd.....................................   244,531     441,501
#   Daeryuk Can Co., Ltd........................................   119,023     596,198
    Daesang Corp................................................   252,074   5,733,617
#   Daesang Holdings Co., Ltd...................................   198,356   1,390,811
    Daesung Energy Co., Ltd.....................................    13,173      63,223
#*  Daesung Industrial Co., Ltd.................................   156,284     730,734
#*  Daesung Private Equity, Inc.................................   148,393     251,974
#*  Daewon Cable Co., Ltd.......................................   271,441     325,667
#   Daewon Media Co., Ltd.......................................    60,982     477,014
#   Daewon Pharmaceutical Co., Ltd..............................   106,745   1,614,158
#   Daewon San Up Co., Ltd......................................    90,036     524,117
#*  Daewoo Electronic Components Co., Ltd.......................   221,333     464,690
*   Daewoo Engineering & Construction Co., Ltd..................   788,018   3,405,627
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd...........   221,872   5,529,963
    Daewoong Co., Ltd...........................................   130,911   2,428,845
    Daewoong Pharmaceutical Co., Ltd............................    16,355   2,848,369
*   Dahaam E-Tec Co., Ltd.......................................     1,420      33,125
#   Daihan Pharmaceutical Co., Ltd..............................    47,140   1,641,388
#   Daishin Information & Communication.........................    14,863      17,139
    Daishin Securities Co., Ltd.................................   442,733   4,838,408
#*  Danal Co., Ltd..............................................   231,009     665,055
#   Danawa Co., Ltd.............................................    36,867     730,293
#   Daou Data Corp..............................................   243,098   2,010,607
#   Daou Technology, Inc........................................   398,818   7,570,571
#*  Dasan Networks, Inc.........................................    95,640     604,306
#   Dawonsys Co., Ltd...........................................    82,802   1,172,394
#*  Dayou Automotive Seat Technology Co., Ltd...................   741,131     754,304
#*  Dayou Plus Co., Ltd.........................................   397,817     327,031
    DB Financial Investment Co., Ltd............................   369,142   1,617,253
    DB HiTek Co., Ltd...........................................   479,680   6,573,637
    DB Insurance Co., Ltd.......................................   566,261  33,174,357
#*  DB, Inc..................................................... 1,051,115     784,203
#   DCM Corp....................................................    31,333     313,795
    Dentium Co., Ltd............................................     2,939     179,855
#*  Deutsch Motors, Inc.........................................   181,168   1,216,290
#   Development Advance Solution Co., Ltd.......................    31,713     195,620
    DGB Financial Group, Inc.................................... 1,332,948   9,608,831
#   DHP Korea Co., Ltd..........................................    71,327     611,442
    Digital Chosun Co., Ltd.....................................   217,681     373,687
    Digital Daesung Co., Ltd....................................    11,002      93,675
#*  Digital Optics Co., Ltd.....................................   292,216     189,255
#   Digital Power Communications Co., Ltd.......................   228,121   1,190,894
*   DIO Corp....................................................    75,816   2,562,444
#*  Diostech Co., Ltd...........................................   617,037     414,282
#   Display Tech Co., Ltd.......................................    15,091      52,433
#   DMS Co., Ltd................................................   212,012   1,028,899

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SOUTH KOREA -- (Continued)
#   DNF Co., Ltd................................................    95,949 $  699,949
#   Dong A Eltek Co., Ltd.......................................   119,019    911,136
#   Dong Ah Tire & Rubber Co., Ltd..............................    42,233    473,640
    Dong-A Socio Holdings Co., Ltd..............................    17,775  1,645,006
    Dong-A ST Co., Ltd..........................................    24,522  2,143,107
#   Dong-Ah Geological Engineering Co., Ltd.....................   123,923  1,935,572
#   Dongbang Transport Logistics Co., Ltd.......................   107,587    196,455
#   Dongbu Corp.................................................    67,969    480,466
#   Dong-Il Corp................................................    11,088    948,269
#   Dongil Industries Co., Ltd..................................    14,699    776,229
    Dongjin Semichem Co., Ltd...................................   317,117  3,063,721
    DongKook Pharmaceutical Co., Ltd............................    23,776  1,173,712
#   Dongkuk Industries Co., Ltd.................................   354,643    863,033
*   Dongkuk Steel Mill Co., Ltd.................................   773,485  5,008,780
#   Dongkuk Structures & Construction Co., Ltd..................   315,787    752,475
    Dongsuh Cos., Inc...........................................    67,390  1,129,143
#   Dongsung Chemical Co., Ltd..................................    22,347    291,962
#   DONGSUNG Corp...............................................   276,877  1,336,457
#*  Dongsung Finetec Co., Ltd...................................    59,725    487,616
#   Dongwha Enterprise Co., Ltd.................................    56,324    880,423
#   Dongwha Pharm Co., Ltd......................................   191,452  1,604,712
#   Dongwon Development Co., Ltd................................   565,677  2,302,557
    Dongwon F&B Co., Ltd........................................     9,421  1,995,014
    Dongwon Industries Co., Ltd.................................    14,816  3,389,659
    Dongwon Systems Corp........................................    34,291  1,044,266
    Dongwoo Farm To Table Co., Ltd..............................    15,270     56,653
#   Dongwoon Anatech Co., Ltd...................................     2,756     15,540
#   Dongyang E&P, Inc...........................................    55,195    475,022
#*  Dongyang Steel Pipe Co., Ltd................................   153,304    171,981
    Doosan Bobcat, Inc..........................................   102,449  2,809,239
    Doosan Corp.................................................    56,381  4,956,845
#*  Doosan Heavy Industries & Construction Co., Ltd.............   900,011  5,394,081
#*  Doosan Infracore Co., Ltd................................... 1,575,796  9,818,201
    DoubleUGames Co., Ltd.......................................    55,579  3,592,335
    Douzone Bizon Co., Ltd......................................   184,227  9,025,761
    DRB Holding Co., Ltd........................................    74,120    409,244
#*  Dream Security Co., Ltd.....................................    19,906     63,393
*   Dreamus Co..................................................     4,170     30,220
#*  DRTECH Corp.................................................    44,089     65,611
#   DSR Wire Corp...............................................    72,923    321,435
    DTR Automotive Corp.........................................    45,595  1,362,794
#*  Duk San Neolux Co., Ltd.....................................    80,140  1,182,199
#   Duksung Co., Ltd............................................    41,724    111,875
#   DY Corp.....................................................   185,851    926,368
#   DY POWER Corp...............................................    70,589    953,846
    e Tec E&C, Ltd..............................................    21,350  2,024,326
    E1 Corp.....................................................    28,520  1,570,094
    Eagon Holdings Co., Ltd.....................................   392,598  1,048,139
#   Eagon Industrial, Ltd.......................................    65,244    578,182
#   Easy Bio, Inc...............................................   646,138  4,475,004
#*  EcoBio Holdings Co., Ltd....................................    60,256    398,174
#*  Ecopro Co., Ltd.............................................   152,876  3,566,528
    e-Credible Co., Ltd.........................................     6,969    111,855
    Eehwa Construction Co., Ltd.................................    47,035    241,099
#*  EG Corp.....................................................    42,169    390,621
#*  Ehwa Technologies Information Co., Ltd...................... 5,256,013  1,078,458
#   Elcomtec Co., Ltd...........................................   135,076    191,883
    e-LITECOM Co., Ltd..........................................    72,326    427,832
#*  ELK Corp....................................................   287,694    193,824

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
    E-MART, Inc.................................................   128,443 $18,943,021
#*  EMKOREA Co., Ltd............................................    71,409     435,620
#   EM-Tech Co., Ltd............................................   118,971   1,715,492
#*  EMW Co., Ltd................................................    94,607      84,431
#*  Enerzent Co., Ltd...........................................   177,532     256,392
#   Enex Co., Ltd...............................................   171,994     235,127
#   ENF Technology Co., Ltd.....................................   139,679   2,274,067
#   Eo Technics Co., Ltd........................................    42,777   2,602,167
#*  eSang Networks Co., Ltd.....................................    25,658     195,731
#   Estechpharma Co., Ltd.......................................    60,050     459,433
#*  ESTsoft Corp................................................     3,612      26,711
#*  E-TRON Co., Ltd............................................. 1,461,912     220,255
#   Eugene Corp.................................................   568,307   3,003,130
    Eugene Investment & Securities Co., Ltd.....................   963,006   2,261,276
#   Eugene Technology Co., Ltd..................................   129,098   1,541,685
#*  Eusu Holdings Co., Ltd......................................   139,722   1,058,564
#   EVERDIGM Corp...............................................    82,015     421,785
#*  EXA E&C, Inc................................................    34,309      43,561
#*  Exem Co., Ltd...............................................    37,161     110,786
#   Ezwelfare Co., Ltd..........................................    11,115      92,106
#   F&F Co., Ltd................................................    63,622   4,438,719
#   Farmsco.....................................................   178,907   1,331,522
#*  FarmStory Co., Ltd..........................................   664,852     863,457
#*  Feelingk Co., Ltd...........................................   274,119     457,670
#*  Feelux Co., Ltd.............................................   334,117   2,517,319
    Fila Korea, Ltd.............................................   354,269  25,054,464
#   Fine DNC Co., Ltd...........................................   184,017     350,300
#   Fine Semitech Corp..........................................   181,960   1,231,505
#*  Fine Technix Co., Ltd.......................................   292,984     443,485
#*  Firstec Co., Ltd............................................   107,198     250,150
#*  FN Republic Co., Ltd........................................    80,912     123,291
#*  Foosung Co., Ltd............................................   538,300   3,702,053
    Fursys, Inc.................................................    11,586     364,114
#   Gabia, Inc..................................................    40,503     309,653
#   Galaxia Communications Co., Ltd.............................    58,607     179,343
*   Gamevil, Inc................................................    30,791   1,253,583
#   Gaon Cable Co., Ltd.........................................    18,867     298,964
#*  Genic Co., Ltd..............................................    40,913     330,660
#*  Genie Music Corp............................................    82,701     320,684
#   Geumhwa PSC Co., Ltd........................................     1,959      58,204
#*  Gigalane Co., Ltd...........................................   229,497     479,982
#*  Global Standard Technology Co., Ltd.........................   110,726     733,721
#   GMB Korea Corp..............................................   122,836     818,456
#*  GNCO Co., Ltd...............................................   608,481     859,314
#   GOLFZON Co., Ltd............................................    32,833   1,229,047
#   Golfzon Newdin Holdings Co., Ltd............................   280,892     893,256
#*  Good People Co., Ltd........................................    57,754     202,148
    Grand Korea Leisure Co., Ltd................................   258,969   5,159,617
    Green Cross Cell Corp.......................................     3,787     152,953
    Green Cross Corp............................................    17,590   2,171,927
    Green Cross Holdings Corp...................................   115,684   2,414,762
    GS Engineering & Construction Corp..........................   393,388  13,687,244
#   GS Global Corp..............................................   603,779   1,375,329
    GS Holdings Corp............................................   614,357  27,378,710
    GS Home Shopping, Inc.......................................    24,021   3,523,912
    GS Retail Co., Ltd..........................................   177,855   5,968,488
#*  G-SMATT GLOBAL Co., Ltd.....................................   469,124     538,882
    Gwangju Shinsegae Co., Ltd..................................     3,565     603,561
#*  GY Commerce Co., Ltd........................................   128,715      92,970

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   Hae In Corp.................................................    32,128 $   135,386
#   HAESUNG DS Co., Ltd.........................................    62,646     837,748
#   Haesung Industrial Co., Ltd.................................     7,907      76,524
#   Haimarrow Food Service Co., Ltd.............................   194,781     439,967
#   Haitai Confectionery & Foods Co., Ltd.......................    40,740     356,137
#*  Halla Corp..................................................   239,130     832,577
#   Halla Holdings Corp.........................................   102,972   3,905,080
#   Han Kuk Carbon Co., Ltd.....................................   262,286   1,902,933
    Hana Financial Group, Inc................................... 1,682,016  53,052,005
    Hana Micron, Inc............................................   244,422   1,112,746
#   Hana Tour Service, Inc......................................    82,098   4,524,454
*   Hanall Biopharma Co., Ltd...................................    70,885   1,985,766
#   Hancom MDS, Inc.............................................    32,086     427,279
    Hancom, Inc.................................................   115,000   1,301,107
#   Handok, Inc.................................................    42,834   1,142,189
    Handsome Co., Ltd...........................................   120,128   4,406,478
    Hanil Cement Co., Ltd.......................................    19,051   2,395,752
    Hanil Holdings Co., Ltd.....................................    15,629     763,145
    Hanil Hyundai Cement Co., Ltd...............................     5,301     175,122
#*  Hanil Vacuum Co., Ltd.......................................   438,947     528,132
#*  Hanjin Heavy Industries & Construction Co., Ltd.............   945,223   1,331,072
#*  Hanjin Heavy Industries & Construction Holdings Co., Ltd....    85,414     268,402
#   Hanjin Kal Corp.............................................   279,218   8,851,145
#   Hanjin Transportation Co., Ltd..............................    75,955   2,748,330
*   Hankook Cosmetics Co., Ltd..................................    58,457     609,602
#   Hankook Cosmetics Manufacturing Co., Ltd....................    13,079     402,420
    Hankook Shell Oil Co., Ltd..................................     7,524   2,076,005
    Hankook Tire Co., Ltd.......................................   497,670  16,933,675
#   Hankuk Paper Manufacturing Co., Ltd.........................    26,909     432,341
*   Hankuk Steel Wire Co., Ltd..................................     5,197      12,787
    Hanla IMS Co., Ltd..........................................    12,172      82,293
    Hanmi Pharm Co., Ltd........................................    21,188   7,895,497
    Hanmi Science Co., Ltd......................................    31,947   2,060,369
#   Hanmi Semiconductor Co., Ltd................................   219,684   1,741,602
#   HanmiGlobal Co., Ltd........................................    61,322     574,695
#   Hanon Systems............................................... 1,150,124  12,367,100
#   Hans Biomed Corp............................................    47,046   1,126,712
    Hansae Co., Ltd.............................................    74,281   1,842,679
#   Hansae MK Co., Ltd..........................................    21,805     131,965
#   Hansae Yes24 Holdings Co., Ltd..............................   132,782   1,097,883
#   Hanshin Construction........................................   101,205   1,581,204
#   Hanshin Machinery Co........................................   185,958     371,310
    Hansol Chemical Co., Ltd....................................    84,049   6,160,431
*   Hansol Holdings Co., Ltd....................................   495,203   1,979,175
#   Hansol HomeDeco Co., Ltd....................................   727,815     915,439
    Hansol Paper Co., Ltd.......................................   240,047   3,072,773
#*  Hansol Technics Co., Ltd....................................   187,145   1,004,082
#   Hanssem Co., Ltd............................................    67,958   5,998,130
*   Hanwha Aerospace Co., Ltd...................................   295,022   7,809,378
    Hanwha Chemical Corp........................................   926,004  16,364,867
    Hanwha Corp.................................................   575,328  14,597,368
#   Hanwha Galleria Timeworld Co., Ltd..........................    20,968     547,620
    Hanwha General Insurance Co., Ltd...........................   792,574   3,412,248
*   Hanwha Investment & Securities Co., Ltd..................... 1,435,186   2,902,137
    Hanwha Life Insurance Co., Ltd.............................. 3,319,694  11,349,312
#   Hanyang Eng Co., Ltd........................................    97,297   1,305,606
    Hanyang Securities Co., Ltd.................................    35,079     214,657
#*  Harim Co., Ltd..............................................   555,966   1,669,505
    Harim Holdings Co., Ltd.....................................    10,220     117,521

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   HB Technology Co., Ltd......................................   794,440 $ 2,235,197
    HDC Holdings Co., Ltd.......................................   630,485   9,297,114
#   HDC Hyundai Engineering Plastics Co., Ltd...................   227,951   1,088,232
#   HDC I-Controls Co., Ltd.....................................    44,961     438,635
#*  Heung-A Shipping Co., Ltd................................... 1,718,596     516,812
#*  Heungkuk Fire & Marine Insurance Co., Ltd...................   139,530     586,592
#   High Tech Pharm Co., Ltd....................................    21,787     256,670
#*  Hisem Co., Ltd..............................................    25,621     165,889
    Hite Jinro Co., Ltd.........................................   313,502   5,451,113
    Hitejinro Holdings Co., Ltd.................................    89,495     703,988
    HizeAero Co., Ltd...........................................       528       2,658
#   HJ Magnolia Yongpyong Hotel & Resort Corp...................   235,875   1,442,140
*   HLB POWER Co., Ltd..........................................    56,879      52,869
#*  Home Center Holdings Co., Ltd...............................   606,260     731,989
#*  Homecast Co., Ltd...........................................   144,379     712,828
#   Hotel Shilla Co., Ltd.......................................   175,082  17,274,312
#   HS Industries Co., Ltd......................................   575,593   5,249,827
#   HS R&A Co., Ltd.............................................   452,448     862,934
#*  HSD Engine Co., Ltd.........................................   186,924     637,121
*   Huayi Brothers Korea Co., Ltd...............................     5,415      15,636
    Huchems Fine Chemical Corp..................................   199,019   3,730,594
#*  Hugel, Inc..................................................    13,846   4,921,830
#*  Humax Co., Ltd..............................................   175,352   1,035,810
#   Humedix Co., Ltd............................................    39,858     923,928
*   Huneed Technologies.........................................    79,988     639,247
    Huons Co., Ltd..............................................    57,446   3,166,843
    Huons Global Co., Ltd.......................................    50,284   1,769,878
#   Husteel Co., Ltd............................................    21,233     220,666
#   Huvis Corp..................................................   182,366   1,266,603
#   Huvitz Co., Ltd.............................................    63,825     554,872
#   Hwa Shin Co., Ltd...........................................   206,077     621,933
    Hwacheon Machine Tool Co., Ltd..............................     5,581     204,789
#   Hwail Pharm Co., Ltd........................................    98,662     621,041
#*  Hwajin Co., Ltd.............................................   149,308     146,669
#   Hwangkum Steel & Technology Co., Ltd........................   109,131     826,423
    HwaSung Industrial Co., Ltd.................................   113,787   1,457,319
    Hy-Lok Corp.................................................    76,054   1,283,619
*   Hyosung Advanced Materials Corp.............................    28,092   3,117,672
    Hyosung Chemical Corp.......................................    20,005   2,371,191
    Hyosung Corp................................................   139,621   8,978,091
    Hyosung TNC Co., Ltd........................................    27,137   3,860,855
    HyosungITX Co., Ltd.........................................     8,136      77,966
#*  Hyulim ROBOT Co., Ltd.......................................   508,462     562,426
#   Hyundai BNG Steel Co., Ltd..................................   128,452   1,128,849
#   Hyundai Construction Equipment Co., Ltd.....................   106,237   4,463,105
#   Hyundai Corp Holdings, Inc..................................    70,475     860,343
#   Hyundai Corp................................................    85,557   1,714,482
    Hyundai Department Store Co., Ltd...........................   117,133  10,185,618
#*  Hyundai Electric & Energy System Co., Ltd...................    36,779     744,710
    Hyundai Elevator Co., Ltd...................................    73,563   5,417,231
    Hyundai Engineering & Construction Co., Ltd.................   281,884  12,682,900
    Hyundai Glovis Co., Ltd.....................................   119,013  16,280,894
    Hyundai Greenfood Co., Ltd..................................   280,109   3,346,877
*   Hyundai Heavy Industries Co., Ltd...........................   159,920  17,076,206
    Hyundai Heavy Industries Holdings Co., Ltd..................    54,523  15,970,714
    Hyundai Home Shopping Network Corp..........................    39,088   3,348,535
    Hyundai Hy Communications & Networks Co., Ltd...............   378,360   1,370,814
#   Hyundai Livart Furniture Co., Ltd...........................    96,320   1,726,401
    Hyundai Marine & Fire Insurance Co., Ltd....................   699,173  22,884,003

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
*   Hyundai Merchant Marine Co., Ltd............................   203,437 $   701,079
#   Hyundai Mipo Dockyard Co., Ltd..............................   182,566   8,805,739
    Hyundai Mobis Co., Ltd......................................   220,784  44,040,908
#   Hyundai Motor Co............................................   450,000  53,415,217
#   Hyundai Motor Securities Co., Ltd...........................   213,592   1,863,407
#   Hyundai Pharmaceutical Co., Ltd.............................   162,318     687,964
#*  Hyundai Rotem Co., Ltd......................................   122,642   2,275,832
    Hyundai Steel Co............................................   511,317  20,305,931
#   Hyundai Telecommunication Co., Ltd..........................    61,342     536,844
#   Hyundai Wia Corp............................................   211,150   9,034,205
#   HyVision System, Inc........................................   105,503   1,012,681
*   I&C Technology Co., Ltd.....................................    23,375     108,702
#   i3system, Inc...............................................    27,366     536,858
#*  iA, Inc.....................................................   164,417     486,291
#   ICD Co., Ltd................................................   179,392   1,559,464
#*  i-Components Co., Ltd.......................................    32,924     174,211
#   IHQ, Inc....................................................   769,078   1,514,698
    Il Dong Pharmaceutical Co., Ltd.............................    29,619     566,618
#   IlDong Holdings Co., Ltd....................................    26,501     293,143
#   Iljin Diamond Co., Ltd......................................    35,999   1,009,565
    Iljin Display Co., Ltd......................................   105,776     484,232
#*  Iljin Electric Co., Ltd.....................................   175,194     531,008
#   Iljin Holdings Co., Ltd.....................................   220,946     749,311
#*  Iljin Materials Co., Ltd....................................    67,969   2,180,192
#   Ilshin Spinning Co., Ltd....................................    14,976   1,327,632
#*  Ilshin Stone Co., Ltd.......................................   177,068     362,373
    ilShinbiobase Co., Ltd......................................   119,594     222,561
#   Ilsung Pharmaceuticals Co., Ltd.............................     3,836     304,062
*   Ilyang Pharmaceutical Co., Ltd..............................    48,569   1,167,379
#*  IM Co., Ltd.................................................   378,564     450,634
#   iMarketKorea, Inc...........................................   202,731   1,690,499
*   In the F Co., Ltd...........................................    25,740      46,858
    InBody Co., Ltd.............................................    97,148   1,843,287
#*  Incross Co., Ltd............................................     9,948     223,285
    Industrial Bank of Korea.................................... 1,757,359  21,310,009
#*  Infinitt Healthcare Co., Ltd................................    60,664     360,882
    InfoBank Corp...............................................    29,188     210,987
*   Infraware, Inc..............................................   126,506     134,839
#   INITECH Co., Ltd............................................   112,989     587,622
#*  InkTec Co., Ltd.............................................    12,681      42,268
    Innocean Worldwide, Inc.....................................    39,875   2,431,158
#*  InnoWireless, Inc...........................................    21,914     475,942
#*  Innox Advanced Materials Co., Ltd...........................    57,404   2,595,617
#*  Inscobee, Inc...............................................   100,410     364,218
#*  Insun ENT Co., Ltd..........................................   260,960   2,185,584
*   Insung Information Co., Ltd.................................    54,223     160,700
#   Intelligent Digital Integrated Security Co., Ltd............    27,364     564,264
#*  Interflex Co., Ltd..........................................   106,377   1,314,295
*   Intergis Co., Ltd...........................................    13,600      28,663
#   Interojo Co., Ltd...........................................    63,829   1,454,507
#   Interpark Corp..............................................   100,284     485,487
#   Interpark Holdings Corp.....................................   534,606   1,136,779
#   INTOPS Co., Ltd.............................................   161,573   2,261,925
#   INVENIA Co., Ltd............................................   119,341     371,514
#   Inzi Controls Co., Ltd......................................   130,290     800,746
#   INZI Display Co., Ltd.......................................   124,958     212,879
#*  Iones Co., Ltd..............................................    81,095     531,117
    IS Dongseo Co., Ltd.........................................   155,007   4,825,845
#   ISC Co., Ltd................................................    87,282     862,528

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   i-SENS, Inc.................................................    63,448 $ 1,332,282
#   ISU Chemical Co., Ltd.......................................   125,099   1,083,134
#   IsuPetasys Co., Ltd.........................................   180,283     855,631
#   It's Hanbul Co., Ltd........................................    12,358     320,849
#   J.ESTINA Co., Ltd...........................................    68,017     329,718
#   Jahwa Electronics Co., Ltd..................................    97,182   1,085,038
#   JASTECH, Ltd................................................   111,800   1,073,861
#*  Jayjun Cosmetic Co., Ltd....................................   182,660   1,309,681
    JB Financial Group Co., Ltd................................. 2,160,829  10,529,235
#   JC Hyun System, Inc.........................................    84,392     416,930
*   Jcontentree Corp............................................   321,312   1,553,808
#   Jeil Pharma Holdings, Inc...................................    47,529   1,019,655
    Jeju Air Co., Ltd...........................................    58,161   2,036,219
#*  Jeju Semiconductor Corp.....................................    83,002     305,900
#*  Jeongsan Aikang Co., Ltd....................................   125,996     228,872
    Jinro Distillers Co., Ltd...................................    12,438     318,570
#   Jinsung T.E.C...............................................    76,654     588,255
    JLS Co., Ltd................................................    36,730     229,015
#   JS Corp.....................................................    26,732     373,845
    Jusung Engineering Co., Ltd.................................   358,325   2,516,882
#   JVM Co., Ltd................................................    25,724     828,760
    JW Holdings Corp............................................   176,852   1,008,141
#   JW Life Science Corp........................................    35,153     730,848
    JW Pharmaceutical Corp......................................    58,397   1,837,176
    JYP Entertainment Corp......................................   199,482   5,099,231
#   Kakao Corp..................................................   120,263  12,382,616
#*  Kanglim Co., Ltd............................................   165,131     386,301
    Kangnam Jevisco Co., Ltd....................................    36,468     847,258
    Kangwon Land, Inc...........................................   374,940  10,922,300
#   KAON Media Co., Ltd.........................................   142,145   1,240,655
    KB Financial Group, Inc..................................... 1,262,746  49,859,979
#   KB Financial Group, Inc., ADR...............................   530,393  20,966,435
#*  KB Metal Co., Ltd...........................................    62,702     106,904
#*  KBI Dongkook Industrial Co., Ltd............................   326,363     256,351
    KC Co., Ltd.................................................    92,282   1,285,444
#   KC Cottrell Co., Ltd........................................     5,541      43,208
#   KC Green Holdings Co., Ltd..................................   162,216     815,705
#   KC Tech Co., Ltd............................................    70,767   1,204,757
    KCC Corp....................................................    42,524  12,923,635
#   KCC Engineering & Construction Co., Ltd.....................    75,650     477,175
    KCI, Ltd....................................................     7,564      81,048
*   KD Construction Co., Ltd.................................... 1,359,692     115,233
#*  KEC Corp.................................................... 1,085,411   1,188,290
#   KEPCO Engineering & Construction Co., Inc...................    48,067     938,609
    KEPCO Plant Service & Engineering Co., Ltd..................    96,518   3,029,581
#   Keyang Electric Machinery Co., Ltd..........................   232,033     771,663
#*  KEYEAST Co., Ltd............................................   738,123   2,332,934
#   KG Chemical Corp............................................   120,121   1,482,163
#   KG Eco Technology Service Co., Ltd..........................   251,676     859,234
#   Kginicis Co., Ltd...........................................   111,969   1,372,399
#   KGMobilians Co., Ltd........................................   183,389   1,133,429
#*  KH Vatec Co., Ltd...........................................   112,362     803,694
    Kia Motors Corp............................................. 1,121,776  43,484,400
#   KINX, Inc...................................................     4,462     120,321
    KISCO Corp..................................................   248,745   1,278,112
    KISCO Holdings Co., Ltd.....................................    41,331     480,481
#   Kishin Corp.................................................    42,990     147,365
    KISWIRE, Ltd................................................    68,539   1,505,487
#*  Kiwi Media Group Co., Ltd................................... 1,506,170     385,988

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   KIWOOM Securities Co., Ltd..................................    90,223 $ 6,364,794
#*  KleanNara Co., Ltd..........................................   171,324     412,603
#   KL-Net Corp.................................................   124,486     315,610
#   KM Corp.....................................................     6,461      48,475
    KMH Co., Ltd................................................   159,063   1,044,790
#*  KMH Hitech Co., Ltd.........................................    53,654      51,730
    Kocom Co., Ltd..............................................    25,809     178,170
#*  Kodaco Co., Ltd.............................................   447,742     841,325
    Koentec Co., Ltd............................................    19,301     187,828
#   Koh Young Technology, Inc...................................    84,258   6,975,284
    Kolmar BNH Co., Ltd.........................................    80,842   2,003,823
    Kolmar Korea Holdings Co., Ltd..............................    40,766   1,267,597
#   Kolon Corp..................................................    64,267   1,502,611
#   Kolon Global Corp...........................................    95,385   1,000,824
#   Kolon Industries, Inc.......................................   165,506   6,562,079
#*  Kolon Life Science, Inc.....................................    54,585   1,964,707
#   Kolon Plastic, Inc..........................................    99,256     505,692
    Komelon Corp................................................    19,563     135,946
    KoMiCo, Ltd.................................................    10,430     244,841
*   Komipharm International Co., Ltd............................    13,072     236,735
#*  KONA I Co., Ltd.............................................    59,267     617,281
#   Kook Soon Dang Brewery Co., Ltd.............................   146,832     558,279
    Korea Aerospace Industries, Ltd.............................   242,168   7,254,516
    Korea Airport Service Co., Ltd..............................       449      19,259
#   Korea Alcohol Industrial Co., Ltd...........................   175,010   1,332,267
#   Korea Asset In Trust Co., Ltd...............................   214,136     777,910
#   Korea Autoglass Corp........................................   100,799   1,727,016
#   Korea Cast Iron Pipe Industries Co., Ltd....................    64,280     561,566
#*  Korea Circuit Co., Ltd......................................   137,372     713,348
#*  Korea District Heating Corp.................................    28,061   1,382,801
#*  Korea Electric Power Corp., Sponsored ADR...................   715,987   8,713,562
*   Korea Electric Power Corp...................................   433,914  10,504,422
    Korea Electric Terminal Co., Ltd............................    48,134   2,394,382
#   Korea Electronic Certification Authority, Inc...............   109,586     460,022
#   Korea Electronic Power Industrial Development Co., Ltd......    93,274     289,651
#   Korea Export Packaging Industrial Co., Ltd..................    11,845     231,768
#*  Korea Flange Co., Ltd.......................................   151,815     228,545
    Korea Gas Corp..............................................   178,798   7,061,158
#   Korea Industrial Co., Ltd...................................    46,780      97,553
#*  Korea Information & Communications Co., Ltd.................   152,736   1,190,476
#   Korea Information Certificate Authority, Inc................   105,543     390,194
    Korea Investment Holdings Co., Ltd..........................   300,996  17,670,099
    Korea Kolmar Co., Ltd.......................................    38,031   2,414,467
#*  Korea Line Corp.............................................   140,074   2,874,381
#*  Korea Materials & Analysis Corp.............................    45,066     533,422
    Korea Petrochemical Ind Co., Ltd............................    38,782   4,992,570
    Korea Petroleum Industries Co...............................       772      78,307
    Korea Real Estate Investment & Trust Co., Ltd...............   598,926   1,334,993
    Korea United Pharm, Inc.....................................    57,626   1,298,259
#   Korea Zinc Co., Ltd.........................................    33,804  13,111,615
    Korean Air Lines Co., Ltd...................................   621,134  17,640,452
    Korean Reinsurance Co....................................... 1,039,443   8,115,892
#   Kortek Corp.................................................   125,538   1,644,626
#   KPX Chemical Co., Ltd.......................................    16,686     807,919
#*  KR Motors Co., Ltd..........................................   240,304     113,151
#*  KSIGN Co., Ltd..............................................   184,644     270,795
    KSS LINE, Ltd...............................................   140,635     872,240
    KT Corp., Sponsored ADR.....................................   309,798   3,726,870
    KT Corp.....................................................    35,348     827,331

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
*   KT Hitel Co., Ltd...........................................   100,170 $   414,769
    KT Skylife Co., Ltd.........................................   262,230   2,649,357
#   KT Submarine Co., Ltd.......................................   115,335     368,090
    KT&G Corp...................................................   370,129  32,375,995
#*  KTB Investment & Securities Co., Ltd........................   516,724   1,403,317
#   KTCS Corp...................................................   321,749     661,396
#   Ktis Corp...................................................   286,104     631,976
#*  Kuk Young G&M...............................................    79,758      95,100
#   Kukbo Design Co., Ltd.......................................    30,319     421,571
    Kukdo Chemical Co., Ltd.....................................    39,007   1,543,745
#   Kukdong Oil & Chemicals Co., Ltd............................    45,496     147,125
#*  Kuk-il Paper Manufacturing Co., Ltd.........................   363,623     691,542
#   Kukje Pharma Co., Ltd.......................................    71,970     316,846
    Kum Yang Co., Ltd...........................................    19,425      40,215
#   Kumho Industrial Co., Ltd...................................   151,706   1,864,529
    Kumho Petrochemical Co., Ltd................................   151,174  11,903,011
#*  Kumho Tire Co., Inc......................................... 1,138,548   4,407,723
#   Kumkang Kind Co., Ltd.......................................    35,944     749,250
#   Kwang Dong Pharmaceutical Co., Ltd..........................   327,071   2,062,225
#*  Kwang Myung Electric Co., Ltd...............................   229,093     485,218
#   Kyeryong Construction Industrial Co., Ltd...................    65,231   1,408,094
    Kyobo Securities Co., Ltd...................................   253,068   2,253,074
#   Kyongbo Pharmaceutical Co., Ltd.............................   116,545   1,023,273
#   Kyung Dong Navien Co., Ltd..................................    39,371   1,748,913
#*  Kyung Nam Pharm Co., Ltd....................................   107,722     297,396
#   Kyung Nong Corp.............................................    18,152     226,841
    Kyungbang Co., Ltd..........................................   111,416   1,067,368
#   Kyungchang Industrial Co., Ltd..............................   227,058     275,799
    KyungDong City Gas Co., Ltd.................................    20,582     659,335
#   KyungDong Invest Co., Ltd...................................     7,800     278,140
#   Kyungdong Pharm Co., Ltd....................................   131,084   1,229,745
#   Kyung-In Synthetic Corp.....................................   268,909   1,495,256
#   L&F Co., Ltd................................................   134,032   3,450,314
#*  L&K Biomed Co., Ltd.........................................    26,871     161,251
#*  LabGenomics Co., Ltd........................................    30,845     204,023
#*  LB Semicon, Inc.............................................   450,341   3,162,769
#   LEADCORP, Inc. (The)........................................   226,884   1,190,784
#*  Leaders Cosmetics Co., Ltd..................................    62,660     623,905
#*  Lee Ku Industrial Co., Ltd..................................   244,339     454,382
    LEENO Industrial, Inc.......................................    78,837   3,860,840
#*  Leenos Corp.................................................   149,133     227,446
    LF Corp.....................................................   234,606   5,010,111
    LG Chem, Ltd................................................   230,246  71,423,112
    LG Corp.....................................................   382,912  23,944,696
#*  LG Display Co., Ltd., ADR...................................   865,280   7,225,088
#*  LG Display Co., Ltd......................................... 2,421,307  41,173,755
    LG Electronics, Inc......................................... 1,041,982  67,699,706
#   LG Hausys, Ltd..............................................    91,051   4,740,662
#   LG Household & Health Care, Ltd.............................    41,152  50,144,812
    LG Innotek Co., Ltd.........................................   132,299  13,877,765
    LG International Corp.......................................   365,649   5,959,510
    LG Uplus Corp............................................... 1,603,494  19,641,468
#   LIG Nex1 Co., Ltd...........................................    54,276   1,739,494
#   Lion Chemtech Co., Ltd......................................    56,388     433,614
*   LIS Co., Ltd................................................     5,982      71,756
#*  Liveplex Co., Ltd...........................................   593,203     393,037
#   LMS Co., Ltd................................................    35,029     197,567
    Lock & Lock Co., Ltd........................................    80,519   1,180,435
*   LONGTU KOREA, Inc...........................................     2,592      11,198

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#   LOT Vacuum Co., Ltd.........................................   117,611 $ 1,121,921
    Lotte Chemical Corp.........................................   149,634  34,477,147
    Lotte Chilsung Beverage Co., Ltd............................       748   1,108,409
    Lotte Confectionery Co., Ltd................................       192      30,393
    Lotte Corp..................................................    63,421   2,665,041
    LOTTE Fine Chemical Co., Ltd................................   149,679   6,169,348
    Lotte Food Co., Ltd.........................................     2,403   1,297,468
    LOTTE Himart Co., Ltd.......................................    96,638   3,933,176
#*  Lotte Non-Life Insurance Co., Ltd...........................   989,323   2,333,837
    Lotte Shopping Co., Ltd.....................................    50,720   7,743,836
#*  Lotte Tour Development Co., Ltd.............................    20,893     241,224
#   LS Cable & System Asia, Ltd.................................    54,545     316,038
    LS Corp.....................................................   151,884   6,448,834
    LS Industrial Systems Co., Ltd..............................   131,548   5,422,483
#*  Lumens Co., Ltd.............................................   483,998     941,134
#*  Lutronic Corp...............................................    75,044     587,425
#*  LVMC Holdings...............................................   327,384     747,927
    Macquarie Korea Infrastructure Fund......................... 2,143,392  20,645,893
*   Macrogen, Inc...............................................    59,215   1,662,284
#   Maeil Holdings Co., Ltd.....................................    94,205   1,024,081
*   Magicmicro Co., Ltd.........................................    50,554      62,345
#*  Majestar Co., Ltd...........................................    77,416      18,328
#   MAKUS, Inc..................................................    17,927      87,068
#   Mando Corp..................................................   307,973   8,816,982
#*  Maniker Co., Ltd............................................   611,854     602,759
#   Mcnex Co., Ltd..............................................   121,950   2,243,622
#*  ME2ON Co., Ltd..............................................   190,923   1,371,650
*   Mediana Co., Ltd............................................     4,014      26,965
    Medy-Tox, Inc...............................................    31,966  15,329,984
#   Meerecompany, Inc...........................................    19,736   1,035,627
#   MegaStudy Co., Ltd..........................................    75,009     859,731
#   MegaStudyEdu Co., Ltd.......................................    62,470   2,208,908
#*  Melfas, Inc.................................................   168,601     373,306
    Meritz Financial Group, Inc.................................   373,453   4,227,403
    Meritz Fire & Marine Insurance Co., Ltd.....................   528,017  10,754,211
#   Meritz Securities Co., Ltd.................................. 2,424,324  10,521,503
#   META BIOMED Co., Ltd........................................    99,911     256,902
#*  Mgame Corp..................................................   159,392     455,076
    Mi Chang Oil Industrial Co., Ltd............................     3,580     243,790
#   MiCo, Ltd...................................................   428,066   2,394,617
#   Minwise Co., Ltd............................................    83,229   1,757,125
#   Mirae Asset Daewoo Co., Ltd................................. 2,597,377  17,382,656
    Mirae Asset Life Insurance Co., Ltd.........................   468,166   2,124,310
#*  Mirae Corp.................................................. 2,667,207     365,848
    Miwon Chemicals Co., Ltd....................................     1,485      56,797
    Miwon Commercial Co., Ltd...................................     3,306     126,551
#   Miwon Specialty Chemical Co., Ltd...........................    10,292     661,402
#   MK Electron Co., Ltd........................................   259,181   1,904,046
#*  MNTech Co., Ltd.............................................   219,401     774,162
#   Mobase Co., Ltd.............................................   191,674     943,200
#*  Mobile Appliance, Inc.......................................    38,760     238,100
#*  Moda-InnoChips Co., Ltd.....................................    69,174     290,813
    Modetour Network, Inc.......................................   103,310   1,984,579
#   Monalisa Co., Ltd...........................................    90,283     302,784
    MonAmi Co., Ltd.............................................    38,910      93,286
#   Moorim P&P Co., Ltd.........................................   359,111   1,878,241
#   Moorim Paper Co., Ltd.......................................   277,360     852,262
#   Motonic Corp................................................    89,012     963,109
#*  MP Group, Inc...............................................   104,321      22,019

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
#*  MP Hankang Co., Ltd.........................................   238,453 $   361,092
#   Muhak Co., Ltd..............................................   144,494   1,680,398
#   Multicampus Corp............................................    17,880     809,645
#*  MyungMoon Pharm Co., Ltd....................................   137,771     679,067
#   Nam Hwa Construction Co., Ltd...............................    34,033     277,888
    Namhae Chemical Corp........................................   108,812   1,001,736
#*  NamKwang Engineering & Construction Co., Ltd................     4,022      44,418
#*  Namsun Aluminum Co., Ltd....................................   981,281   2,398,549
#*  Namuga Co., Ltd.............................................     8,126     241,804
    Namyang Dairy Products Co., Ltd.............................     3,380   1,777,569
*   NanoenTek, Inc..............................................     6,498      30,727
    Nasmedia Co., Ltd...........................................    22,380     776,592
#*  Nature & Environment Co., Ltd...............................    33,161      53,851
    NAVER Corp..................................................   433,005  44,345,110
    NCSoft Corp.................................................    66,709  30,041,522
#   NeoPharm Co., Ltd...........................................    52,817   2,451,454
#*  Neowiz......................................................   136,663   1,531,625
*   NEOWIZ HOLDINGS Corp........................................    63,040     729,104
#   NEPES Corp..................................................   286,512   5,063,160
#*  Netmarble Corp..............................................    18,008   1,967,991
#*  Neuros Co., Ltd.............................................    51,922     267,127
*   New Power Plasma Co., Ltd...................................     2,329      38,381
*   NewGLAB Co., Ltd............................................    10,130      88,476
#   Nexen Corp..................................................   264,426   1,440,710
    Nexen Tire Corp.............................................   434,490   3,744,673
#*  Next Entertainment World Co., Ltd...........................   105,355     536,062
#*  Next Science Co Ltd.........................................     5,770      30,843
    NextEye Co., Ltd............................................    28,610      63,666
    Nexturn Co., Ltd............................................    44,309     444,049
    NH Investment & Securities Co., Ltd......................... 1,193,157  14,077,367
*   NHN BUGS Corp...............................................    25,784     153,803
*   NHN Corp....................................................   104,943   7,553,425
#   NHN KCP Corp................................................   146,217   1,793,938
#   NI Steel Co., Ltd...........................................    21,389      46,556
    NICE Holdings Co., Ltd......................................   241,088   4,614,930
#   Nice Information & Telecommunication, Inc...................    70,932   1,295,598
    NICE Information Service Co., Ltd...........................   361,764   4,336,128
#   NICE Total Cash Management Co., Ltd.........................   192,224   1,654,377
#*  NK Co., Ltd.................................................   742,931     986,500
#   Nong Shim Holdings Co., Ltd.................................    19,991   1,475,488
#   Nong Woo Bio Co., Ltd.......................................    80,539     813,152
    NongShim Co., Ltd...........................................    21,146   5,080,886
    Noroo Holdings Co., Ltd.....................................    18,672     203,905
#   NOROO Paint & Coatings Co., Ltd.............................   113,466     763,873
    NPC.........................................................    83,760     285,820
#   NS Shopping Co., Ltd........................................   174,046   2,131,597
*   nTels Co., Ltd..............................................     7,472     109,425
#   Nuri Telecom Co., Ltd.......................................    48,568     289,977
*   NUVOTEC Co., Ltd............................................    46,960      64,457
    OCI Co., Ltd................................................   151,688  12,101,046
#*  Omnisystem Co., Ltd.........................................   283,554     531,956
    Openbase, Inc...............................................   155,472     351,880
#   Opto Device Technology Co., Ltd.............................   125,010     620,255
#   OptoElectronics Solutions Co., Ltd..........................    30,470     888,973
#   OPTRON-TEC, Inc.............................................   286,837   1,605,284
    Orange Life Insurance, Ltd..................................       425      12,960
#*  Orbitech Co., Ltd...........................................   112,455     439,221
#*  Orientbio, Inc..............................................   374,028     175,956
    Orion Corp..................................................    30,176   2,503,333

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
    Orion Holdings Corp.........................................   356,152 $ 5,829,874
#*  OSANGJAIEL Co., Ltd.........................................    42,523     364,539
*   Osstem Implant Co., Ltd.....................................    96,738   4,795,786
#*  Osung Advanced Materials Co., Ltd...........................   266,954     501,867
    Ottogi Corp.................................................     4,097   2,545,478
#   Paik Kwang Industrial Co., Ltd..............................   153,243     397,884
*   Pan Ocean Co., Ltd.......................................... 1,497,292   6,114,382
    Pang Rim Co., Ltd...........................................    51,450     105,251
#   Pan-Pacific Co., Ltd........................................   299,190     752,810
#*  PaperCorea, Inc.............................................   261,939     208,056
    Paradise Co., Ltd...........................................   194,034   3,088,489
#   Partron Co., Ltd............................................   335,922   3,994,082
#*  Paru Co., Ltd...............................................   167,991     364,221
#*  Paxnet Co., Ltd.............................................    34,981     203,979
#*  Pearl Abyss Corp............................................     8,441   1,261,123
#*  People & Technology, Inc....................................    56,315     579,428
    Pharma Research Products Co., Ltd...........................    17,341     603,596
*   Phoenix Materials Co., Ltd..................................   162,456     103,278
#   PNE Solution Co., Ltd.......................................    64,032     741,403
#*  Pobis TNC Co., Ltd..........................................   249,537     339,618
#*  POLUS BioPharm, Inc.........................................    44,171      94,504
    POSCO, Sponsored ADR........................................   509,304  28,098,302
    POSCO.......................................................   196,862  43,089,843
#   POSCO Chemtech Co., Ltd.....................................   109,089   5,374,420
#   POSCO Coated & Color Steel Co., Ltd.........................    29,123     484,277
    Posco ICT Co., Ltd..........................................   384,591   1,887,874
    Posco International Corp....................................   387,464   6,074,758
#   Posco M-Tech Co., Ltd.......................................   145,597     803,010
#*  Power Logics Co., Ltd.......................................   335,861   3,102,059
#   Protec Co., Ltd.............................................    56,363     978,479
#   PS TEC Co., Ltd.............................................    57,269     224,110
#   PSK, Inc....................................................   160,966   2,259,849
#   Pulmuone Co., Ltd...........................................    10,586   1,169,023
#   Pungkuk Alcohol Industry Co., Ltd...........................    51,541     772,633
#   Pyeong Hwa Automotive Co., Ltd..............................   139,307   1,314,075
#*  RaonSecure Co., Ltd.........................................   211,560     564,331
#   Rayence Co., Ltd............................................    44,276     621,213
#*  Redrover Co., Ltd...........................................   372,004     386,360
    Reyon Pharmaceutical Co., Ltd...............................    48,551     793,809
    RFHIC Corp..................................................    10,310     283,224
#*  RFTech Co., Ltd.............................................   179,198   1,015,322
#   Robostar Co., Ltd...........................................    44,727   1,045,875
#   S Net Systems, Inc..........................................   112,746     827,521
#   S&S Tech Corp...............................................   166,405     928,681
*   S&T Corp....................................................    11,333     126,605
#   S&T Dynamics Co., Ltd.......................................   229,210   1,508,561
    S&T Holdings Co., Ltd.......................................    83,154     939,457
    S&T Motiv Co., Ltd..........................................    92,860   3,031,063
#*  S.Y. Co., Ltd...............................................   122,424     581,523
    S-1 Corp....................................................   108,513   9,107,150
#   Sajo Industries Co., Ltd....................................    33,947   1,714,496
#*  Sajodongaone Co., Ltd.......................................   207,543     260,797
    Sam Chun Dang Pharm Co., Ltd................................    95,248   3,746,096
#*  SAM KANG M&T Co., Ltd.......................................   134,219     565,190
#   Sam Young Electronics Co., Ltd..............................   122,389   1,333,889
#   Sam Yung Trading Co., Ltd...................................    92,517   1,263,794
#   Sam-A Pharm Co., Ltd........................................     6,959     110,266
    Sambo Corrugated Board Co., Ltd.............................     1,700      17,422
#   Sambo Motors Co., Ltd.......................................   141,368     856,269

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
SOUTH KOREA -- (Continued)
#*  Sambon Electronics Co., Ltd.................................     33,266 $      112,906
    Samchully Co., Ltd..........................................     23,615      1,882,444
#*  Samchuly Bicycle Co., Ltd...................................     69,792        433,148
#   Samho Development Co., Ltd..................................    211,574        917,317
#   Samho International Co., Ltd................................     17,488        271,461
#   SAMHWA Paints Industrial Co., Ltd...........................    103,623        536,547
#   Samick Musical Instruments Co., Ltd.........................    605,539      1,154,074
#   Samick THK Co., Ltd.........................................     94,963      1,168,748
    Samil Pharmaceutical Co., Ltd...............................     11,145        327,533
#   Samji Electronics Co., Ltd..................................    139,440      1,291,573
#   Samjin LND Co., Ltd.........................................     95,857        210,870
    Samjin Pharmaceutical Co., Ltd..............................     97,912      3,281,164
#   Samkee Automotive Co., Ltd..................................    275,558        652,974
#   Samkwang Glass Co., Ltd.....................................     29,868      1,102,261
#   Sammok S-Form Co., Ltd......................................     36,524        434,819
#*  SAMPYO Cement Co., Ltd......................................    273,064        850,615
#*  Samsung Biologics Co., Ltd..................................     17,541      5,112,391
    Samsung C&T Corp............................................    188,545     16,572,538
    Samsung Card Co., Ltd.......................................    212,926      6,769,164
#   Samsung Climate Control Co., Ltd............................      5,930         51,327
#   Samsung Electro-Mechanics Co., Ltd..........................    213,178     19,869,958
    Samsung Electronics Co., Ltd., GDR..........................      3,726      3,688,340
#   Samsung Electronics Co., Ltd................................ 27,785,408  1,092,444,830
    Samsung Electronics Co., Ltd., GDR..........................        408        402,288
*   Samsung Engineering Co., Ltd................................    319,634      4,669,317
    Samsung Fire & Marine Insurance Co., Ltd....................    198,724     51,734,041
*   Samsung Heavy Industries Co., Ltd...........................  3,036,289     21,415,335
    Samsung Life Insurance Co., Ltd.............................    282,575     20,554,054
#*  Samsung Pharmaceutical Co., Ltd.............................    253,175        648,057
    Samsung Publishing Co., Ltd.................................      4,454         65,008
    Samsung SDI Co., Ltd........................................    139,560     28,337,103
    Samsung SDS Co., Ltd........................................     79,314     14,748,729
    Samsung Securities Co., Ltd.................................    466,066     14,243,033
#   SAMT Co., Ltd...............................................    625,150        985,143
#   Samwha Capacitor Co., Ltd...................................     98,324      5,045,499
#   Samwha Electric Co., Ltd....................................     31,386        508,199
    Samyang Corp................................................     35,599      1,874,495
#   Samyang Foods Co., Ltd......................................     28,636      1,938,421
    Samyang Holdings Corp.......................................     43,809      3,014,265
#   Samyang Tongsang Co., Ltd...................................     19,586      1,009,233
#   Samyoung M-Tek Co., Ltd.....................................     34,531        106,283
#   Sang-A Frontec Co., Ltd.....................................     48,694        732,464
#*  Sangbo Corp.................................................    197,426        349,489
#*  Sangsangin Co., Ltd.........................................    367,421      6,068,832
#*  Sangsangin Industry Co., Ltd................................    288,320         72,888
    Sangsin Brake...............................................     37,481        144,329
#   Sangsin Energy Display Precision Co., Ltd...................     25,727        220,835
#   SaraminHR Co., Ltd..........................................     39,297        775,831
#   Satrec Initiative Co., Ltd..................................     22,982        370,391
#   SAVEZONE I&C Corp...........................................    138,591        456,834
#*  SBI Investment Korea Co., Ltd...............................    540,570        394,514
*   SBS Media Holdings Co., Ltd.................................    532,665      1,086,232
#*  SBW.........................................................  1,397,803      1,198,811
#*  S-Connect Co., Ltd..........................................    839,575      1,434,467
#*  SD Biotechnologies Co., Ltd.................................     57,853        486,259
#*  SDN Co., Ltd................................................    182,166        244,023
    Seah Besteel Corp...........................................    168,887      2,840,672
    SeAH Holdings Corp..........................................      4,471        369,958
    SeAH Steel Corp.............................................     24,017      1,325,011

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
    SeAH Steel Holdings Corp....................................    26,048 $ 1,249,715
    Sebang Co., Ltd.............................................   103,422   1,294,315
    Sebang Global Battery Co., Ltd..............................    87,551   3,582,577
#   Sebo Manufacturing Engineer Corp............................    39,280     361,577
*   Seegene, Inc................................................    83,259   1,677,532
#   Sejin Heavy Industries Co., Ltd.............................    13,442      61,981
#   Sejong Industrial Co., Ltd..................................   134,046     846,907
*   Sejong Telecom, Inc......................................... 3,022,784   1,293,384
#*  Sejoong Co., Ltd............................................    79,996     237,303
#*  Sekonix Co., Ltd............................................   120,927     781,045
#*  Selvas AI, Inc..............................................    76,838     248,639
#   Sempio Foods Co.............................................     8,094     227,993
#   Semyung Electric Machinery Co., Ltd.........................    27,707     134,462
#   S-Energy Co., Ltd...........................................   128,096     581,534
#*  Seobu T&D...................................................   216,518   1,939,351
#   Seohan Co., Ltd............................................. 1,093,556   1,667,600
#   Seohee Construction Co., Ltd................................ 2,244,426   2,409,012
#   Seojin System Co., Ltd......................................    18,316     381,634
#   Seondo Electric Co., Ltd....................................    46,925     155,951
#   Seoul Auction Co., Ltd......................................    50,625     388,190
#*  Seoul Electronics & Telecom.................................    73,908      94,283
#*  Seoul Food Industrial Co., Ltd.............................. 1,169,428     200,232
#*  Seoul Pharma Co., Ltd.......................................    27,475     186,332
    Seoul Semiconductor Co., Ltd................................   396,151   6,514,969
#*  Seouleaguer Co., Ltd........................................    45,929     102,972
#   Seoulin Bioscience Co., Ltd.................................    29,490     249,318
#   SEOWONINTECH Co., Ltd.......................................   115,985     548,862
#   Seoyon Co., Ltd.............................................   143,004     576,261
#   Seoyon E-Hwa Co., Ltd.......................................   112,285     708,550
#   Sewha P&C, Inc..............................................     6,930      20,152
#*  Sewon Cellontech Co., Ltd...................................   269,688     846,818
    Sewon Precision Industry Co., Ltd...........................     8,303      60,398
#   SEWOONMEDICAL Co., Ltd......................................   134,747     448,108
    SFA Engineering Corp........................................   233,076   8,384,460
#*  SFA Semicon Co., Ltd........................................ 1,070,992   2,255,243
#*  SFC Co., Ltd................................................    79,611     123,695
#*  SG Corp..................................................... 1,064,476     742,961
#*  SG&G Corp...................................................   236,478     411,946
#*  SGA Co., Ltd................................................   570,544     259,838
#   SH Energy & Chemical Co., Ltd...............................   774,901     773,903
#*  Shin Poong Pharmaceutical Co., Ltd..........................   225,378   1,555,539
#   Shindaeyang Paper Co., Ltd..................................    15,299   1,087,288
    Shinhan Financial Group Co., Ltd............................ 1,097,286  41,471,801
#   Shinhan Financial Group Co., Ltd., ADR......................   340,327  12,898,393
#   Shinil Industrial Co., Ltd..................................   485,981     814,921
#   Shinsegae Engineering & Construction Co., Ltd...............    29,134     763,626
#   Shinsegae Food Co., Ltd.....................................    16,628   1,279,467
#   Shinsegae Information & Communication Co., Ltd..............    12,219   1,477,542
#   Shinsegae International, Inc................................     6,944   1,871,266
    Shinsegae, Inc..............................................    51,366  14,968,042
#*  Shinsung E&G Co., Ltd.......................................   582,918     584,361
#*  Shinsung Tongsang Co., Ltd..................................   811,922     664,383
#*  Shinwha Intertek Corp.......................................   240,196     487,867
#*  Shinwon Construction Co., Ltd...............................    17,181      65,471
#*  Shinwon Corp................................................   531,110     890,564
    Shinyoung Securities Co., Ltd...............................    28,077   1,414,184
#   SHOWBOX Corp................................................   444,603   1,361,269
#*  Signetics Corp..............................................   718,131     984,185
#   SIGONG TECH Co., Ltd........................................    85,660     466,857

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SOUTH KOREA -- (Continued)
    Silicon Works Co., Ltd......................................    64,421 $  2,690,073
#   Silla Co., Ltd..............................................    77,068      982,734
    SIMMTECH Co., Ltd...........................................   251,885    1,480,057
#   Simmtech Holding Co., Ltd...................................   297,091      515,113
#   SIMPAC, Inc.................................................   168,032      369,921
    Sindoh Co., Ltd.............................................    42,147    1,810,601
#   Sinil Pharm Co., Ltd........................................    15,161      136,349
#   SinSin Pharmaceutical Co., Ltd..............................    16,393      110,211
#   SK Bioland Co., Ltd.........................................    61,103      931,587
    SK D&D Co., Ltd.............................................    29,503      744,687
    SK Discovery Co., Ltd.......................................   175,114    4,557,624
#   SK Gas, Ltd.................................................    48,485    3,560,974
    SK Holdings Co., Ltd........................................   205,541   45,200,740
    SK Hynix, Inc............................................... 3,409,628  230,732,158
    SK Innovation Co., Ltd......................................   315,284   49,297,434
    SK Materials Co., Ltd.......................................    42,116    6,210,333
    SK Networks Co., Ltd........................................ 1,325,074    6,649,014
#   SK Securities Co., Ltd...................................... 4,998,921    3,036,482
#   SK Telecom Co., Ltd., Sponsored ADR.........................   122,524    2,891,566
    SK Telecom Co., Ltd.........................................    56,504   11,984,848
    SKC Co., Ltd................................................   218,563    6,692,201
#*  SKC Solmics Co., Ltd........................................   368,607    1,321,973
#   SKCKOLONPI, Inc.............................................   107,592    2,799,304
    SL Corp.....................................................   168,252    3,501,381
*   SM Culture & Contents Co., Ltd..............................   166,837      299,771
*   SM Entertainment Co.........................................    53,663    1,902,976
#*  S-MAC Co., Ltd..............................................   861,286      780,840
#   SMCore, Inc.................................................     6,422       61,701
#   SMEC Co., Ltd...............................................   224,187      610,052
*   SNTEK Co., Ltd..............................................     5,277       25,682
#*  SNU Precision Co., Ltd......................................   138,479      355,566
#   S-Oil Corp..................................................   199,315   15,715,721
#*  Solborn, Inc................................................   145,243      635,570
*   Solco Biomedical Co., Ltd...................................   876,431      222,826
#*  Solid, Inc..................................................   242,308      903,982
#   Songwon Industrial Co., Ltd.................................   179,752    3,081,031
#*  Sonokong Co., Ltd...........................................    98,314      231,567
#*  Soosan Heavy Industries Co., Ltd............................    69,489       96,238
    Soulbrain Co., Ltd..........................................    97,342    4,198,049
    SPC Samlip Co., Ltd.........................................    18,390    2,116,368
#   SPG Co., Ltd................................................    66,801      520,721
#   Spigen Korea Co., Ltd.......................................    23,255    1,506,379
#   Ssangyong Cement Industrial Co., Ltd........................ 1,033,940    5,107,395
*   Ssangyong Motor Co..........................................   324,206    1,467,978
#   ST Pharm Co., Ltd...........................................    31,147      611,074
#   Suheung Co., Ltd............................................    62,688    1,455,909
#   Sun Kwang Co., Ltd..........................................    25,703      395,346
#   Sunchang Corp...............................................    62,367      293,463
#*  SundayToz Corp..............................................    34,964      665,842
#   Sung Bo Chemicals Co., Ltd..................................    63,949      279,394
#   Sung Kwang Bend Co., Ltd....................................   230,005    2,296,353
#*  Sungchang Enterprise Holdings, Ltd..........................   695,774    1,248,178
#   Sungdo Engineering & Construction Co., Ltd..................   123,643      646,803
#   Sungshin Cement Co., Ltd....................................   255,558    2,162,862
    Sungwoo Hitech Co., Ltd.....................................   683,117    2,850,368
#   Sunjin Co., Ltd.............................................   145,680    1,598,137
#*  Sunny Electronics Corp......................................   119,120      324,596
#*  Supex BNP Co., Ltd..........................................    51,803       48,500
#*  Suprema HQ, Inc.............................................    25,328      160,999

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SOUTH KOREA -- (Continued)
#*  Suprema, Inc................................................    40,238 $1,026,538
#   SurplusGlobal, Inc..........................................    51,265    147,740
#*  Synopex, Inc................................................   715,946  1,759,460
#   Systems Technology, Inc.....................................   155,960  2,053,368
#   Tae Kyung Industrial Co., Ltd...............................    73,750    369,470
    Taekwang Industrial Co., Ltd................................     3,530  4,529,442
#*  Taewoong Co., Ltd...........................................   124,212  1,085,460
    Taeyoung Engineering & Construction Co., Ltd................   491,874  5,383,246
*   Taihan Electric Wire Co., Ltd...............................   760,200    643,323
#*  Taihan Fiberoptics Co., Ltd.................................   311,240  1,134,333
#   Taihan Textile Co., Ltd.....................................     6,505     91,075
#   Tailim Packaging Co., Ltd...................................   155,579    715,375
#*  TBH Global Co., Ltd.........................................   209,967    492,315
#   TechWing, Inc...............................................   155,841  1,950,368
#   Telechips, Inc..............................................    52,440    548,620
#   TES Co., Ltd................................................   191,570  2,994,935
#   Tesna Co., Ltd..............................................    66,627  2,231,848
#*  Theragen Etex Co., Ltd......................................    13,295    122,372
#*  Thinkware Systems Corp......................................    92,085    637,513
#*  TK Chemical Corp............................................   610,002  1,441,027
    TK Corp.....................................................   165,202  1,642,412
#*  TOBESOFT Co., Ltd...........................................    76,792    291,553
#   Tokai Carbon Korea Co., Ltd.................................    52,591  2,791,418
#   Tong Yang Moolsan Co., Ltd..................................   562,991    821,635
    Tongyang Life Insurance Co., Ltd............................   507,561  1,970,589
#*  Tongyang pile, Inc..........................................     5,078     26,408
    Tongyang, Inc............................................... 1,702,203  2,902,856
#   Tonymoly Co., Ltd...........................................    34,741    415,287
#   Top Engineering Co., Ltd....................................   158,313  1,157,525
#   Toptec Co., Ltd.............................................   225,283  1,957,973
#   Tovis Co., Ltd..............................................   186,685  1,117,807
    TS Corp.....................................................    36,769    651,013
#*  T'way Holdings, Inc.........................................   440,801    955,964
#   UBCare Co., Ltd.............................................   111,753    629,351
#   Ubiquoss Holdings, Inc......................................    96,735  2,041,593
#   Ubiquoss, Inc...............................................    24,418    801,315
#*  Ugint Co., Ltd.............................................. 1,040,790    654,474
    UIL Co., Ltd................................................    84,771    387,046
#   Uju Electronics Co., Ltd....................................    53,381    414,560
#*  Unick Corp..................................................   107,839    729,202
#   Unid Co., Ltd...............................................    59,739  2,573,260
#   Union Semiconductor Equipment & Materials Co., Ltd..........   264,792  1,300,860
#   Uniquest Corp...............................................   106,534    646,121
#*  Unison Co., Ltd.............................................   675,272    773,648
#   UniTest, Inc................................................   227,673  3,069,575
    Value Added Technology Co., Ltd.............................    70,503  1,610,581
#   Very Good Tour Co., Ltd.....................................    29,456    206,903
    Vessel Co., Ltd.............................................    10,708     38,566
#   Viatron Technologies, Inc...................................    70,072    726,749
#   VICTEK Co., Ltd.............................................    75,937    200,240
    Vieworks Co., Ltd...........................................    71,217  1,945,043
#   Visang Education, Inc.......................................    96,185    612,108
#*  Vitzrocell Co., Ltd.........................................    89,663    857,292
*   W Holding Co., Ltd..........................................   470,616    204,594
*   Webzen, Inc.................................................   122,204  1,946,414
#*  Welcron Co., Ltd............................................   127,017    443,055
#   Wemade Co., Ltd.............................................    38,376  1,578,210
    Whanin Pharmaceutical Co., Ltd..............................    80,461  1,331,702
#*  WillBes & Co. (The).........................................   673,948    828,620

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
SOUTH KOREA -- (Continued)
#   Winix, Inc..................................................    61,216 $    1,239,955
    Wins Co., Ltd...............................................    39,739        483,285
#   WiSoL Co., Ltd..............................................   322,084      4,941,427
#*  WIZIT Co., Ltd..............................................   316,484        328,053
#*  Won Ik Corp.................................................    36,259        153,232
#*  WONIK CUBE Corp.............................................   130,346        267,227
*   Wonik Holdings Co., Ltd.....................................   445,026      1,892,397
    WONIK IPS Co., Ltd..........................................   352,307      8,435,217
#   Wonik Materials Co., Ltd....................................    64,333      1,307,618
#*  Wonik QnC Corp..............................................   111,255      1,344,882
#*  Wonpung Mulsan Co., Ltd.....................................    61,031        170,112
*   Woojin, Inc.................................................    10,731         53,703
#*  Woongjin Co., Ltd...........................................   593,793      1,138,870
    Woongjin Coway Co., Ltd.....................................   231,722     17,412,760
#*  Woongjin Energy Co., Ltd....................................   183,851        143,851
#*  Woongjin Thinkbig Co., Ltd..................................   627,801      1,592,989
*   Woori Financial Group, Inc., Sponsored ADR..................     4,016        143,813
    Woori Financial Group, Inc.................................. 2,279,149     27,022,398
#*  Woori Investment Bank Co., Ltd.............................. 1,609,403      1,027,681
    Woori Technology Investment Co., Ltd........................    59,779        172,479
#*  Woori Technology, Inc.......................................   156,100        183,380
#*  Wooridul Pharmaceutical, Ltd................................    75,342        497,372
#   Woorison F&G Co., Ltd.......................................   454,784      1,116,993
#   Woory Industrial Co., Ltd...................................    75,382      1,921,041
#   Wooshin Systems Co., Ltd....................................    82,751        444,340
#*  Woosu AMS Co., Ltd..........................................   132,228        469,659
#*  WooSung Feed Co., Ltd.......................................   229,739        719,656
    Worldex Industry & Trading Co., Ltd.........................    18,504         93,502
#   Y G-1 Co., Ltd..............................................   233,576      2,242,817
#*  YeaRimDang Publishing Co., Ltd..............................   201,900      1,042,258
#*  Yeong Hwa Metal Co., Ltd....................................   172,763        217,405
#   YES24 Co., Ltd..............................................    32,156        124,342
#*  Yest Co., Ltd...............................................    20,395        270,202
#   YG Entertainment, Inc.......................................    40,685      1,254,288
#*  YG PLUS.....................................................    95,371        155,428
*   YIK Corp....................................................    14,394         41,366
#*  YJM Games Co., Ltd..........................................   228,653        453,812
#   YMC Co., Ltd................................................   167,086      1,203,557
*   Yonwoo Co., Ltd.............................................    22,729        549,792
#   Yoosung Enterprise Co., Ltd.................................   173,620        432,493
#   YooSung T&S Co., Ltd........................................   140,682        408,774
#   Youlchon Chemical Co., Ltd..................................   106,296      1,298,054
#*  Young In Frontier Co., Ltd..................................    48,026        372,879
    Young Poong Corp............................................     2,669      1,771,327
#   Young Poong Precision Corp..................................   109,306        898,130
    Youngone Corp...............................................   141,681      4,482,169
    Youngone Holdings Co., Ltd..................................    38,610      2,148,964
#*  YoungWoo DSP Co., Ltd.......................................   235,275        262,777
    YTN Co., Ltd................................................    18,296         32,637
#*  Yuanta Securities Korea Co., Ltd............................ 1,231,895      3,507,955
    Yuhan Corp..................................................    24,540      5,162,646
    YuHwa Securities Co., Ltd...................................    10,267        111,512
#*  Yungjin Pharmaceutical Co., Ltd.............................   265,384      1,492,398
#*  Yuyang DNU Co., Ltd.........................................    84,134        584,057
#   Yuyu Pharma, Inc............................................    23,174        254,553
#   Zeus Co., Ltd...............................................    63,074        862,582
*   Zungwon En-Sys, Inc.........................................     9,089         14,553
                                                                           --------------
TOTAL SOUTH KOREA...............................................            4,686,142,430
                                                                           --------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (15.8%)
#   ABC Taiwan Electronics Corp.................................    675,220 $   518,554
#   Ability Enterprise Co., Ltd.................................  3,525,974   1,628,932
#   Ability Opto-Electronics Technology Co., Ltd................    679,874   1,154,661
    AcBel Polytech, Inc.........................................  3,775,468   2,754,429
    Accton Technology Corp......................................  3,510,369  14,912,098
    Ace Pillar Co., Ltd.........................................    406,000     277,386
#   Acer, Inc................................................... 19,570,595  13,303,096
    ACES Electronic Co., Ltd....................................  1,103,000     865,572
*   Acon Holding, Inc...........................................  1,730,000     440,858
#   Acter Co., Ltd..............................................    660,705   3,863,640
*   Action Electronics Co., Ltd.................................  1,735,000     398,477
#   Actron Technology Corp......................................    924,200   3,220,093
#   A-DATA Technology Co., Ltd..................................  2,284,465   3,698,851
#   Addcn Technology Co., Ltd...................................    169,146   1,489,357
#   Adlink Technology, Inc......................................    721,107     978,348
    Advanced Ceramic X Corp.....................................    405,000   4,064,726
#   Advanced International Multitech Co., Ltd...................  1,452,000   2,164,259
*   Advanced Lithium Electrochemistry Cayman Co., Ltd...........    327,000     211,483
#   Advanced Optoelectronic Technology, Inc.....................    781,000     450,142
#   Advanced Power Electronics Corp.............................    100,000      91,761
#   Advanced Wireless Semiconductor Co..........................  1,609,000   2,635,840
    Advancetek Enterprise Co., Ltd..............................  1,443,662     743,334
#   Advantech Co., Ltd..........................................  1,419,458  11,500,890
    Aerospace Industrial Development Corp.......................  3,073,000   3,119,139
#*  AGV Products Corp...........................................  5,412,603   1,235,221
    AimCore Technology Co., Ltd.................................    240,819     126,503
    Airmate Cayman International Co., Ltd.......................     18,000      13,149
#   Airtac International Group..................................    887,299  11,886,807
#   Alchip Technologies, Ltd....................................    621,000   1,635,965
    Alcor Micro Corp............................................    463,000     264,799
#   Alexander Marine Co., Ltd...................................     52,000      69,417
#*  ALI Corp....................................................  3,285,000   1,150,142
    All Ring Tech Co., Ltd......................................    771,000   1,169,337
#   Allied Circuit Co., Ltd.....................................    247,000     487,874
#   Allis Electric Co., Ltd.....................................  1,842,000     934,544
#   Alltek Technology Corp......................................    813,044     494,728
    Alltop Technology Co., Ltd..................................    764,000   1,570,572
#   Alpha Networks, Inc.........................................  3,965,100   2,563,662
#   Altek Corp..................................................  2,873,159   2,497,434
#   Amazing Microelectronic Corp................................    668,775   1,762,370
#   Ambassador Hotel (The)......................................  1,753,000   1,242,765
    AMICCOM Electronics Corp....................................    240,690     156,749
    Ampire Co., Ltd.............................................    368,000     301,721
    AMPOC Far-East Co., Ltd.....................................    763,567     777,743
*   AmTRAN Technology Co., Ltd..................................  8,854,944   3,425,672
    Anderson Industrial Corp....................................    765,705     247,730
    Anpec Electronics Corp......................................    855,702   1,758,361
#   AP Memory Technology Corp...................................    231,983     315,813
#   Apacer Technology, Inc......................................    879,005     960,524
#   APAQ Technology Co., Ltd....................................    604,520     626,313
#   APCB, Inc...................................................  1,713,000   1,733,731
#   Apex Biotechnology Corp.....................................    923,625     935,823
#*  Apex International Co., Ltd.................................  1,491,916   2,471,510
#   Apex Medical Corp...........................................    464,463     398,558
#   Apex Science & Engineering..................................    980,870     263,922
    Arcadyan Technology Corp....................................  1,322,753   3,668,501
    Ardentec Corp...............................................  4,730,993   4,854,626
    Argosy Research, Inc........................................     82,000     132,562
    ASE Technology Holding Co., Ltd., ADR.......................  1,021,465   4,647,666

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CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#   ASE Technology Holding Co., Ltd............................. 22,471,387 $52,199,367
    Asia Cement Corp............................................ 11,050,655  14,957,233
#   Asia Electronic Material Co., Ltd...........................    319,000     210,249
    Asia Optical Co., Inc.......................................  2,126,000   6,102,865
*   Asia Pacific Telecom Co., Ltd...............................  9,856,000   2,580,306
#   Asia Plastic Recycling Holding, Ltd.........................  2,970,533     732,177
    Asia Polymer Corp...........................................  4,209,260   1,942,675
    Asia Tech Image, Inc........................................    585,000     858,859
#   Asia Vital Components Co., Ltd..............................  3,822,864   5,324,416
#   ASMedia Technology, Inc.....................................    234,048   4,059,859
#   ASPEED Technology, Inc......................................    167,999   3,498,467
#   ASROCK, Inc.................................................    341,000     688,329
    Asustek Computer, Inc.......................................  2,565,861  19,616,397
    Aten International Co., Ltd.................................    978,715   2,957,356
#   AU Optronics Corp., Sponsored ADR...........................  1,414,505   4,936,622
#   AU Optronics Corp........................................... 91,987,497  32,898,284
    Audix Corp..................................................    718,375     920,478
#   AURAS Technology Co., Ltd...................................    516,303   2,301,544
    Aurona Industries, Inc......................................    514,000     347,011
#   Aurora Corp.................................................    395,258   1,260,288
    Avalue Technology, Inc......................................    451,000     688,372
#   Avermedia Technologies......................................  2,854,037   1,132,539
*   Avision, Inc................................................    588,956      70,160
    AVY Precision Technology, Inc...............................  1,008,775   1,060,820
#   Awea Mechantronic Co., Ltd..................................    216,062     226,847
    Axiomtek Co., Ltd...........................................    630,000   1,154,549
*   Azurewave Technologies, Inc.................................     78,000      54,127
    Bank of Kaohsiung Co., Ltd..................................  5,151,345   1,611,190
    Basso Industry Corp.........................................  1,328,284   2,508,405
#   BenQ Materials Corp.........................................  2,062,000   1,830,789
#   BES Engineering Corp........................................ 16,762,050   4,234,018
#   Bin Chuan Enterprise Co., Ltd...............................  1,091,257     664,267
#*  Bionet Corp.................................................    260,000     310,954
    Bionime Corp................................................    172,000     274,331
#   Biostar Microtech International Corp........................  2,047,712     640,061
#   Bioteque Corp...............................................    736,680   2,732,558
#   Bizlink Holding, Inc........................................  1,317,291   8,544,194
#*  Boardtek Electronics Corp...................................  1,087,000   1,183,258
    Bon Fame Co., Ltd...........................................    157,000     296,833
#   Bright Led Electronics Corp.................................  1,267,180     502,105
#   Brighton-Best International Taiwan, Inc.....................    425,749     479,043
#   C Sun Manufacturing, Ltd....................................  1,609,740   1,781,085
#*  Cameo Communications, Inc...................................  2,503,116     679,546
    Capital Futures Corp........................................    635,400     983,926
    Capital Securities Corp..................................... 22,156,554   6,670,702
#   Career Technology MFG. Co., Ltd.............................  3,698,802   4,065,839
*   Carnival Industrial Corp....................................  2,097,000     393,949
#   Casetek Holdings, Ltd.......................................  2,024,221   3,389,986
#   Caswell, Inc................................................     97,000     279,100
    Catcher Technology Co., Ltd.................................  5,203,872  41,258,027
    Cathay Chemical Works.......................................     35,000      21,708
    Cathay Financial Holding Co., Ltd........................... 22,771,499  32,974,618
#   Cathay Real Estate Development Co., Ltd.....................  6,960,600   5,668,524
#   Cayman Engley Industrial Co., Ltd...........................    304,801   1,209,419
    CCP Contact Probes Co., Ltd.................................     46,000      49,501
#   Celxpert Energy Corp........................................    765,000     815,248
#   Center Laboratories, Inc....................................  2,212,804   5,637,223
    Central Reinsurance Co., Ltd................................  1,353,312     779,848
    Chailease Holding Co., Ltd..................................  8,595,784  36,646,667

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CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
    Chain Chon Industrial Co., Ltd..............................  2,092,000 $   585,169
#   ChainQui Construction Development Co., Ltd..................    621,828     587,833
*   Champion Building Materials Co., Ltd........................  3,432,390     732,309
    Chang Hwa Commercial Bank, Ltd.............................. 23,851,861  14,288,160
    Chang Wah Electromaterials, Inc.............................    352,520   2,044,561
#   Chang Wah Technology Co., Ltd...............................     50,298     454,076
#   Channel Well Technology Co., Ltd............................  1,893,000   1,665,821
    Chant Sincere Co., Ltd......................................    361,000     324,869
#   Charoen Pokphand Enterprise.................................  2,496,620   4,745,111
#   Chaun-Choung Technology Corp................................    246,000   1,377,866
    CHC Healthcare Group........................................    489,000     638,126
    CHC Resources Corp..........................................    447,048     759,836
    Chen Full International Co., Ltd............................  1,087,000   1,386,764
    Chenbro Micom Co., Ltd......................................    757,000   1,604,313
*   Cheng Fwa Industrial Co., Ltd...............................    100,000      45,016
#   Cheng Loong Corp............................................  9,446,160   6,041,456
#*  Cheng Mei Materials Technology Corp.........................  7,656,200   3,186,432
#   Cheng Shin Rubber Industry Co., Ltd......................... 14,575,508  19,472,123
#   Cheng Uei Precision Industry Co., Ltd.......................  4,591,630   5,579,803
#   Chenming Mold Industry Corp.................................  1,250,708     750,260
    Chia Chang Co., Ltd.........................................  1,029,000   1,490,300
#   Chia Hsin Cement Corp.......................................  3,800,747   1,845,559
#   Chian Hsing Forging Industrial Co., Ltd.....................    590,000   1,138,060
    Chicony Electronics Co., Ltd................................  3,889,689   9,588,604
#   Chicony Power Technology Co., Ltd...........................  1,733,696   3,084,708
#   Chieftek Precision Co., Ltd.................................    595,000   2,187,713
    Chien Kuo Construction Co., Ltd.............................  2,170,706     727,512
#   Chilisin Electronics Corp...................................  1,875,925   5,998,529
    Chime Ball Technology Co., Ltd..............................    204,282     298,222
    China Airlines, Ltd......................................... 33,799,057  10,722,257
    China Bills Finance Corp....................................  3,570,000   1,704,120
    China Chemical & Pharmaceutical Co., Ltd....................  3,043,000   1,857,532
    China Development Financial Holding Corp.................... 53,962,157  17,394,140
    China Ecotek Corp...........................................    179,000     199,344
#   China Electric Manufacturing Corp...........................  4,033,220   1,303,226
#   China Fineblanking Technology Co., Ltd......................    481,601     516,526
#   China General Plastics Corp.................................  4,970,996   3,658,203
#   China Glaze Co., Ltd........................................    912,022     302,739
    China Life Insurance Co., Ltd............................... 12,914,554  10,752,709
    China Man-Made Fiber Corp................................... 14,541,304   4,582,965
    China Metal Products........................................  2,988,405   3,634,721
    China Motor Corp............................................  5,435,716   4,881,266
#*  China Petrochemical Development Corp........................ 29,232,325  11,041,391
#   China Steel Chemical Corp...................................    969,998   4,225,113
    China Steel Corp............................................ 43,311,440  34,995,896
#   China Steel Structure Co., Ltd..............................    972,000     829,842
#   China Wire & Cable Co., Ltd.................................  1,096,680     736,420
#   Chinese Maritime Transport, Ltd.............................  1,012,964   1,061,517
#*  Ching Feng Home Fashions Co., Ltd...........................    617,659     442,971
#   Chin-Poon Industrial Co., Ltd...............................  4,268,617   5,315,821
    Chipbond Technology Corp....................................  5,538,000  12,567,944
    ChipMOS Techinologies, Inc..................................  2,065,155   1,800,477
    ChipMOS Technologies, Inc., ADR.............................     57,727     994,066
    Chlitina Holding, Ltd.......................................    580,000   4,746,653
    Chong Hong Construction Co., Ltd............................  2,047,739   5,761,182
#   Chroma ATE, Inc.............................................  1,898,705   9,095,967
#   Chun YU Works & Co., Ltd....................................  1,435,000   1,092,051
#   Chun Yuan Steel.............................................  3,064,177   1,036,055
    Chung Hsin Electric & Machinery Manufacturing Corp..........  4,423,500   2,978,958

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CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#*  Chung Hung Steel Corp....................................... 13,521,926 $ 5,387,728
    Chung Hwa Food Industrial Co., Ltd..........................     16,650      37,951
    Chung Hwa Pulp Corp.........................................  5,388,308   1,664,138
    Chunghwa Chemical Synthesis & Biotech Co., Ltd..............    212,000     169,722
#   Chunghwa Precision Test Tech Co., Ltd.......................    130,000   2,029,684
#   Chunghwa Telecom Co., Ltd., Sponsored ADR...................    442,581  15,950,619
    Chunghwa Telecom Co., Ltd...................................  6,715,000  24,188,892
*   Chuwa Wool Industry Co., Ltd................................     25,000      27,435
#   Chyang Sheng Dyeing & Finishing Co., Ltd....................  2,071,000   1,026,406
    Cleanaway Co., Ltd..........................................    807,000   4,453,869
    Clevo Co....................................................  4,114,482   3,918,788
#*  CMC Magnetics Corp.......................................... 20,671,032   4,722,070
    C-Media Electronics, Inc....................................    504,000     287,511
    CoAsia Microelectronics Corp................................    894,642     273,862
#   Coland Holdings, Ltd........................................    169,000     153,244
    Collins Co., Ltd............................................    316,060     109,461
    Compal Electronics, Inc..................................... 32,890,560  21,260,895
#   Compeq Manufacturing Co., Ltd............................... 11,321,000   9,381,294
    Compucase Enterprise........................................    798,000     730,394
    Concord Securities Co., Ltd.................................  5,750,935   1,368,561
#   Concraft Holding Co., Ltd...................................    419,430   1,803,023
    Continental Holdings Corp...................................  4,936,250   2,461,345
#*  Contrel Technology Co., Ltd.................................  1,236,000     785,690
#   Coremax Corp................................................    823,552   2,302,585
    Coretronic Corp.............................................  4,980,600   7,753,993
#   Co-Tech Development Corp....................................  2,463,800   2,620,381
    Cowealth Medical Holding Co., Ltd...........................    143,150     213,259
#   Coxon Precise Industrial Co., Ltd...........................  1,235,000     766,571
    Creative Sensor, Inc........................................  1,138,000     816,058
#*  CSBC Corp. Taiwan...........................................  2,366,157   1,996,546
    CTBC Financial Holding Co., Ltd............................. 64,976,931  44,512,554
    CTCI Corp...................................................  5,190,896   8,048,931
#   C-Tech United Corp..........................................    197,819     140,111
#   Cub Elecparts, Inc..........................................    626,969   5,577,922
    CviLux Corp.................................................    796,378     660,022
#   CX Technology Co., Ltd......................................    558,078     419,798
#   Cyberlink Corp..............................................    608,504   1,477,782
#   CyberPower Systems, Inc.....................................    450,000   1,312,781
#   CyberTAN Technology, Inc....................................  3,498,873   1,860,061
    Cypress Technology Co., Ltd.................................    381,100   1,085,772
#   DA CIN Construction Co., Ltd................................  2,038,809   1,385,882
    Dadi Early-Childhood Education Group, Ltd...................    142,802   1,128,180
    Dafeng TV, Ltd..............................................    405,061     481,820
#   Da-Li Development Co., Ltd..................................  1,447,898   1,474,304
*   Danen Technology Corp.......................................  4,108,000     198,317
    Darfon Electronics Corp.....................................  2,275,700   3,517,555
#   Darwin Precisions Corp......................................  3,851,304   2,407,402
    Davicom Semiconductor, Inc..................................    451,392     279,155
#   Daxin Materials Corp........................................    850,500   2,566,024
#   De Licacy Industrial Co., Ltd...............................  2,270,201   1,685,217
#*  Delpha Construction Co., Ltd................................  1,249,754     687,487
    Delta Electronics, Inc......................................  9,784,028  51,640,898
    Depo Auto Parts Ind Co., Ltd................................  1,081,634   2,420,635
    Dimerco Data System Corp....................................     56,000      69,260
    Dimerco Express Corp........................................    910,000     642,368
*   D-Link Corp.................................................  7,046,758   3,290,627
    Draytek Corp................................................    173,000     161,888
    Dyaco International, Inc....................................     21,000      24,671
    DYNACOLOR, Inc..............................................    267,000     341,297

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
                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#*  Dynamic Electronics Co., Ltd................................  2,954,583 $   898,447
    Dynapack International Technology Corp......................  1,661,000   2,673,275
    E Ink Holdings, Inc.........................................  5,321,000   6,389,064
#   E.Sun Financial Holding Co., Ltd............................ 43,481,956  35,703,360
    Eastern Media International Corp............................  3,655,615   1,475,141
    Eclat Textile Co., Ltd......................................  1,061,518  15,174,969
#   ECOVE Environment Corp......................................    245,000   1,482,992
#*  Edimax Technology Co., Ltd..................................  2,002,423     723,399
*   Edison Opto Corp............................................  1,150,000     596,137
    Edom Technology Co., Ltd....................................  1,838,038     822,041
    eGalax_eMPIA Technology, Inc................................    481,451     730,675
#   Egis Technology, Inc........................................    744,000   6,258,539
    Elan Microelectronics Corp..................................  1,424,026   3,861,476
#*  E-Lead Electronic Co., Ltd..................................    532,846     343,597
    E-LIFE MALL Corp............................................    407,000     861,432
#   Elite Advanced Laser Corp...................................  1,867,320   3,960,960
#   Elite Material Co., Ltd.....................................  3,002,839   9,681,042
    Elite Semiconductor Memory Technology, Inc..................  2,730,390   2,888,176
    Elitegroup Computer Systems Co., Ltd........................  3,906,028   1,512,678
#   eMemory Technology, Inc.....................................    573,000   7,163,873
    Emerging Display Technologies Corp..........................  1,185,000     575,412
*   ENG Electric Co., Ltd.......................................    842,222      97,143
#   Ennoconn Corp...............................................    511,531   4,516,794
#   EnTie Commercial Bank Co., Ltd..............................  2,246,166   1,031,984
#   Epileds Technologies, Inc...................................    935,000     532,761
#   Epistar Corp................................................ 11,095,261   9,718,171
    Eslite Spectrum Corp. (The).................................     33,550     142,851
    Eson Precision Ind. Co., Ltd................................    878,000   1,067,189
    Eternal Materials Co., Ltd..................................  6,315,999   5,224,999
*   E-Ton Solar Tech Co., Ltd...................................  1,040,336      96,095
*   Etron Technology, Inc.......................................  3,184,000   1,014,055
#   Eurocharm Holdings Co., Ltd.................................    366,000   1,827,413
    Eva Airways Corp............................................ 27,964,333  13,714,501
#*  Everest Textile Co., Ltd....................................  3,722,632   1,373,495
    Evergreen International Storage & Transport Corp............  5,761,000   2,566,160
    Evergreen Marine Corp. Taiwan, Ltd.......................... 20,313,728   8,918,102
    Everlight Chemical Industrial Corp..........................  4,106,756   2,221,221
#   Everlight Electronics Co., Ltd..............................  4,771,570   4,778,396
*   Everspring Industry Co., Ltd................................    914,000     374,972
#   Excellence Opto, Inc........................................    141,000      90,962
#   Excelliance Mos Corp........................................    147,000     453,973
    Excelsior Medical Co., Ltd..................................  1,184,581   1,884,729
    EZconn Corp.................................................    342,000     439,599
    Far Eastern Department Stores, Ltd.......................... 11,455,000   6,081,996
    Far Eastern International Bank.............................. 24,947,419   9,289,694
    Far Eastern New Century Corp................................ 17,858,705  19,501,619
    Far EasTone Telecommunications Co., Ltd.....................  9,137,000  22,421,645
#   Faraday Technology Corp.....................................  1,044,893   1,725,274
    Farglory F T Z Investment Holding Co., Ltd..................    614,000     352,250
    Farglory Land Development Co., Ltd..........................  4,533,105   5,595,274
#*  Federal Corp................................................  4,463,938   1,568,324
    Feedback Technology Corp....................................    268,200     718,126
    Feng Hsin Steel Co., Ltd....................................  3,162,131   6,222,790
    Feng TAY Enterprise Co., Ltd................................  2,384,292  19,333,136
#*  First Copper Technology Co., Ltd............................  2,101,000     704,196
    First Financial Holding Co., Ltd............................ 41,419,942  29,571,302
#   First Hi-Tec Enterprise Co., Ltd............................    708,496   1,096,705
    First Hotel.................................................  1,245,293     578,419
    First Insurance Co., Ltd. (The).............................  2,261,640   1,058,216

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CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#*  First Steamship Co., Ltd....................................  6,872,194 $ 2,730,518
#*  FIT Holding Co., Ltd........................................    953,436     753,161
#   FLEXium Interconnect, Inc...................................  3,465,724  10,892,353
    Flytech Technology Co., Ltd.................................  1,028,070   2,606,685
#   FocalTech Systems Co., Ltd..................................  3,177,174   2,588,263
#   Forest Water Environment Engineering Co., Ltd...............    358,277     677,122
    Formosa Advanced Technologies Co., Ltd......................  1,848,000   2,109,820
    Formosa Chemicals & Fibre Corp.............................. 12,107,198  43,565,838
    Formosa International Hotels Corp...........................    526,975   2,677,834
#   Formosa Laboratories, Inc...................................    977,000   1,312,827
    Formosa Oilseed Processing Co., Ltd.........................    408,891     993,906
    Formosa Optical Technology Co., Ltd.........................    200,000     410,923
#   Formosa Petrochemical Corp..................................  5,374,000  19,943,108
    Formosa Plastics Corp....................................... 10,510,770  38,144,819
    Formosa Sumco Technology Corp...............................     43,000     164,245
    Formosa Taffeta Co., Ltd....................................  5,961,460   7,190,068
#   Formosan Rubber Group, Inc..................................  3,602,143   2,006,445
    Formosan Union Chemical.....................................  3,297,986   1,495,383
    Fortune Electric Co., Ltd...................................    982,304     666,115
#   Founding Construction & Development Co., Ltd................  1,467,882     764,205
    Foxconn Technology Co., Ltd.................................  5,186,241  11,635,442
#   Foxsemicon Integrated Technology, Inc.......................    666,402   3,093,423
#   Froch Enterprise Co., Ltd...................................  2,692,384   1,216,368
    FSP Technology, Inc.........................................  1,478,619     998,367
    Fubon Financial Holding Co., Ltd............................ 31,410,387  46,417,929
    Fulgent Sun International Holding Co., Ltd..................    904,226   1,951,396
    Fullerton Technology Co., Ltd...............................    835,670     576,320
#   Fulltech Fiber Glass Corp...................................  4,267,540   2,180,063
#   Fwusow Industry Co., Ltd....................................    874,294     517,807
    G Shank Enterprise Co., Ltd.................................  1,449,510   1,113,731
#*  G Tech Optoelectronics Corp.................................    953,955     353,637
#   Gallant Precision Machining Co., Ltd........................  1,684,000   1,320,857
#   GCS Holdings, Inc...........................................    515,000   1,012,274
#   GEM Services, Inc...........................................    722,700   1,680,502
#   Gemtek Technology Corp......................................  3,869,574   3,260,386
#   General Interface Solution Holding, Ltd.....................  2,246,000   8,714,412
#   General Plastic Industrial Co., Ltd.........................    563,478     644,926
    Generalplus Technology, Inc.................................    645,000     748,286
*   Genesis Photonics, Inc......................................    309,116      11,812
    Genesys Logic, Inc..........................................    768,000     904,959
#   Genius Electronic Optical Co., Ltd..........................    677,810   8,712,630
*   Genmont Biotech, Inc........................................    132,314     115,351
#   Genovate Biotechnology Co., Ltd.............................    273,000     247,718
*   GeoVision, Inc..............................................    455,840     482,145
    Getac Technology Corp.......................................  4,370,281   6,582,333
#   Giant Manufacturing Co., Ltd................................  1,710,363  13,044,319
#   Giantplus Technology Co., Ltd...............................  3,055,000   1,176,686
#   Gigabyte Technology Co., Ltd................................  5,819,750   9,368,522
#   Gigasolar Materials Corp....................................    241,820     628,567
#*  Gigastorage Corp............................................  3,888,728     757,277
#   Ginko International Co., Ltd................................    448,000   3,071,589
#   Global Brands Manufacture, Ltd..............................  3,283,973   1,539,764
    Global Lighting Technologies, Inc...........................    942,000   1,190,575
#   Global Mixed Mode Technology, Inc...........................    592,000   1,568,705
#   Global PMX Co., Ltd.........................................    432,000   1,569,592
#   Global Unichip Corp.........................................    638,000   4,700,825
#   Globalwafers Co., Ltd.......................................  1,104,779  12,110,279
    Globe Union Industrial Corp.................................  2,566,820   1,450,722
    Gloria Material Technology Corp.............................  5,755,885   3,681,530

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
*   GlycoNex, Inc...............................................    129,000 $    97,700
#*  Gold Circuit Electronics, Ltd...............................  5,158,747   2,095,928
    Golden Friends Corp.........................................    104,400     193,277
#   Goldsun Building Materials Co., Ltd......................... 13,113,672   3,528,318
#   Good Will Instrument Co., Ltd...............................    224,342     201,210
#   Gourmet Master Co., Ltd.....................................    568,102   3,624,233
    Grand Fortune Securities Co., Ltd...........................  1,129,000     309,318
    Grand Ocean Retail Group, Ltd...............................  1,080,000   1,109,243
    Grand Pacific Petrochemical................................. 10,006,000   6,899,050
    Grand Plastic Technology Corp...............................    252,000   1,118,306
    GrandTech CG Systems, Inc...................................    372,000     563,129
    Grape King Bio, Ltd.........................................  1,024,000   7,109,470
    Great China Metal Industry..................................  1,123,000     914,166
    Great Taipei Gas Co., Ltd...................................  1,566,000   1,480,069
    Great Wall Enterprise Co., Ltd..............................  6,953,562   7,902,242
    Greatek Electronics, Inc....................................  3,089,000   4,276,213
*   Green Energy Technology, Inc................................  2,077,221      21,501
    Green River Holding Co., Ltd................................     60,350     207,240
#   Green Seal Holding, Ltd.....................................    479,400     575,055
    GTM Holdings Corp...........................................  1,184,550     705,537
    Gudeng Precision Industrial Co., Ltd........................    165,520     187,321
#   Hannstar Board Corp.........................................  3,671,875   3,906,429
#   HannStar Display Corp....................................... 35,089,323   9,086,556
#*  HannsTouch Solution, Inc....................................  6,112,391   2,981,089
    Hanpin Electron Co., Ltd....................................    733,000     900,238
#   Harvatek Corp...............................................  1,518,839     795,812
#   Hey Song Corp...............................................  1,974,500   2,028,157
    HI CLEARANCE, Inc...........................................      2,979       1,976
    Hi-Clearance, Inc...........................................    139,000     474,511
#   Highlight Tech Corp.........................................    553,000     460,255
    Highwealth Construction Corp................................  5,530,130   8,858,056
    HIM International Music, Inc................................    331,200   1,138,000
    Hiroca Holdings, Ltd........................................    744,221   1,804,940
*   HiTi Digital, Inc...........................................    401,991      59,746
#   Hitron Technology, Inc......................................  2,914,997   2,018,957
#   Hiwin Technologies Corp.....................................  1,585,191  15,096,417
    Ho Tung Chemical Corp....................................... 10,110,828   2,273,997
    Hocheng Corp................................................  3,010,300     773,079
    Hold-Key Electric Wire & Cable Co., Ltd.....................    266,901      73,932
    Holiday Entertainment Co., Ltd..............................    524,400   1,110,048
    Holtek Semiconductor, Inc...................................  1,721,000   4,125,584
#   Holy Stone Enterprise Co., Ltd..............................    976,675   3,259,879
    Hon Hai Precision Industry Co., Ltd......................... 35,204,403  99,111,950
    Hon Hai Precision Industry Co., Ltd., GDR...................     20,173     114,583
    Hong Ho Precision Textile Co., Ltd..........................    186,000     187,413
    Hong Pu Real Estate Development Co., Ltd....................  2,939,554   1,845,078
#   Hong TAI Electric Industrial................................  2,480,000     786,738
    Hong YI Fiber Industry Co...................................  1,736,680   1,132,918
    Horizon Securities Co., Ltd.................................  4,134,000     886,186
#   Hota Industrial Manufacturing Co., Ltd......................  1,961,762   7,146,870
#   Hotai Motor Co., Ltd........................................  1,459,000  22,080,547
    Hotron Precision Electronic Industrial Co., Ltd.............    741,438   1,305,350
#   Hsin Kuang Steel Co., Ltd...................................  2,155,783   2,134,175
#   Hsin Yung Chien Co., Ltd....................................    289,100     806,783
    Hsing TA Cement Co..........................................    350,222     193,874
#*  HTC Corp....................................................  4,179,619   5,663,411
#   Hu Lane Associate, Inc......................................    970,688   2,723,231
#   HUA ENG Wire & Cable Co., Ltd...............................  4,331,000   1,324,468
    Hua Nan Financial Holdings Co., Ltd......................... 29,260,447  19,135,049

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#   Huaku Development Co., Ltd..................................  2,804,400 $ 7,092,080
#   Huang Hsiang Construction Corp..............................  1,555,735   1,402,851
#   Hung Ching Development & Construction Co., Ltd..............  1,337,000     962,399
    Hung Sheng Construction, Ltd................................  6,952,880   5,077,344
    Huxen Corp..................................................    239,072     360,154
*   Hwa Fong Rubber Industrial Co., Ltd.........................  2,639,112   1,038,229
    Hwacom Systems, Inc.........................................    221,000     132,698
#   Ibase Technology, Inc.......................................  1,229,345   1,579,718
*   Ichia Technologies, Inc.....................................  3,386,255   1,893,708
*   I-Chiun Precision Industry Co., Ltd.........................  1,994,211     585,664
#*  Ideal Bike Corp.............................................  2,205,885     432,626
    IEI Integration Corp........................................  1,061,955   1,178,111
    Infortrend Technology, Inc..................................  1,997,866     824,840
#   Info-Tek Corp...............................................    475,000     256,490
    Innodisk Corp...............................................    843,466   3,174,185
#   Innolux Corp................................................ 99,786,151  32,019,668
#   Inpaq Technology Co., Ltd...................................    729,000     809,251
    Intai Technology Corp.......................................    318,000   1,107,915
#   Integrated Service Technology, Inc..........................    630,610     870,347
#   IntelliEPI, Inc.............................................    240,000     512,361
#   International CSRC Investment Holdings Co...................  7,305,419   9,941,250
    International Games System Co., Ltd.........................    761,000   6,305,277
    Inventec Corp............................................... 17,827,276  14,323,251
    Iron Force Industrial Co., Ltd..............................    507,682   1,397,508
#   I-Sheng Electric Wire & Cable Co., Ltd......................    859,000   1,206,937
    ITE Technology, Inc.........................................  1,342,646   1,524,149
#   ITEQ Corp...................................................  2,188,611   7,227,612
#   Jarllytec Co., Ltd..........................................    589,828   1,294,312
#   Jentech Precision Industrial Co., Ltd.......................    561,156   2,129,959
    Jess-Link Products Co., Ltd.................................    971,450   1,003,605
#   Jih Lin Technology Co., Ltd.................................    265,000     562,495
    Jih Sun Financial Holdings Co., Ltd......................... 13,339,192   4,241,029
    Jinan Acetate Chemical Co., Ltd.............................      4,000      19,166
    Jinli Group Holdings, Ltd...................................  1,775,498   1,013,676
    Johnson Health Tech Co., Ltd................................    706,247   1,011,325
#   Jourdeness Group, Ltd.......................................    372,000   1,223,410
#   K Laser Technology, Inc.....................................  1,929,459     890,189
#   Kaimei Electronic Corp......................................    309,598     561,450
    Kaori Heat Treatment Co., Ltd...............................    696,321   1,000,654
    Kaulin Manufacturing Co., Ltd...............................  1,433,684     782,218
#   Kayee International Group Co., Ltd..........................     39,000     133,150
#   KEE TAI Properties Co., Ltd.................................  4,995,101   1,874,656
#   Kenda Rubber Industrial Co., Ltd............................  3,622,304   3,534,517
#   Kenmec Mechanical Engineering Co., Ltd......................  2,205,000   1,024,631
#   Kerry TJ Logistics Co., Ltd.................................  1,379,000   1,640,349
    Key Ware Electronics Co., Ltd...............................    232,709      72,267
#   Kindom Construction Corp....................................  5,311,000   3,624,982
    King Chou Marine Technology Co., Ltd........................    805,800   1,002,742
#   King Slide Works Co., Ltd...................................    368,450   3,874,400
#   King Yuan Electronics Co., Ltd.............................. 14,274,032  13,238,668
    Kingcan Holdings, Ltd.......................................    267,594     132,616
#   Kingpak Technology, Inc.....................................    333,782   1,889,803
    King's Town Bank Co., Ltd...................................  7,924,653   8,478,805
#   King's Town Construction Co., Ltd...........................  1,175,690     983,176
#   Kinik Co....................................................  1,640,000   3,277,753
#*  Kinko Optical Co., Ltd......................................  1,283,772   1,257,092
    Kinpo Electronics........................................... 14,579,892   5,196,816
#   Kinsus Interconnect Technology Corp.........................  3,224,476   4,870,255
#   KMC Kuei Meng International, Inc............................    630,951   2,309,215

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#   KNH Enterprise Co., Ltd.....................................    719,150 $   256,092
#   KS Terminals, Inc...........................................  1,177,290   1,749,002
    Kung Long Batteries Industrial Co., Ltd.....................    717,000   3,810,573
#   Kung Sing Engineering Corp..................................  3,026,000     716,770
*   Kuo Toong International Co., Ltd............................  2,186,545   1,559,126
    Kuoyang Construction Co., Ltd...............................  5,216,418   2,023,970
    Kwong Fong Industries Corp..................................  1,034,733     496,719
    Kwong Lung Enterprise Co., Ltd..............................    716,000   1,138,215
#   KYE Systems Corp............................................  2,684,107     765,973
#   L&K Engineering Co., Ltd....................................  2,034,000   1,810,332
#   La Kaffa International Co., Ltd.............................    168,947     542,324
    LAN FA Textile..............................................  2,003,412     496,835
#   Land Mark Optoelectronics Corp..............................    504,600   4,524,678
    Lanner Electronics, Inc.....................................  1,026,579   2,584,324
#   Largan Precision Co., Ltd...................................    302,234  45,372,100
    Laser Tek Taiwan Co., Ltd...................................    970,144     942,979
#   Laster Tech Corp., Ltd......................................    559,163     702,869
*   Leader Electronics, Inc.....................................    872,886     237,019
    Leadtrend Technology Corp...................................      4,085       3,230
#   Lealea Enterprise Co., Ltd..................................  9,626,965   3,134,321
    Ledlink Optics, Inc.........................................    613,858     544,931
    Ledtech Electronics Corp....................................    106,095      29,811
#   LEE CHI Enterprises Co., Ltd................................  1,798,000     585,428
#   Lelon Electronics Corp......................................    880,765   1,153,833
#   Lemtech Holdings Co., Ltd...................................    220,000   1,030,514
*   Leofoo Development Co., Ltd.................................  2,303,655     472,972
#   LES Enphants Co., Ltd.......................................  1,769,479     498,198
#   Lextar Electronics Corp.....................................  3,357,000   1,904,466
#   Li Cheng Enterprise Co., Ltd................................  1,214,843   2,664,246
*   Li Peng Enterprise Co., Ltd.................................  7,837,060   1,850,673
    Lian HWA Food Corp..........................................    745,154   1,104,288
    Lida Holdings, Ltd..........................................    475,000     894,871
    Lien Hwa Industrial Corp....................................  5,708,476   6,263,822
    Lifestyle Global Enterprise, Inc............................    120,000     450,812
#   Lingsen Precision Industries, Ltd...........................  4,087,490   1,269,066
#   Lion Travel Service Co., Ltd................................    344,000     953,719
    Lite-On Semiconductor Corp..................................  2,417,887   2,715,773
    Lite-On Technology Corp..................................... 19,836,419  27,988,342
    Long Bon International Co., Ltd.............................  3,728,846   2,082,632
#   Long Chen Paper Co., Ltd....................................  6,402,506   3,754,815
#   Longwell Co.................................................  1,070,000   1,884,506
#   Lotes Co., Ltd..............................................    636,062   4,517,400
    Lu Hai Holding Corp.........................................    338,790     483,947
#*  Lucky Cement Corp...........................................  1,780,000     405,469
    Lumax International Corp., Ltd..............................    604,126   1,406,423
    Lung Yen Life Service Corp..................................    820,000   1,628,105
#*  LuxNet Corp.................................................    698,189     512,305
#   Macauto Industrial Co., Ltd.................................    585,000   1,631,110
    Machvision, Inc.............................................    349,000   4,785,960
#   Macroblock, Inc.............................................    325,790   1,146,429
#   Macronix International...................................... 17,407,837  13,544,637
    Makalot Industrial Co., Ltd.................................  1,883,416  12,994,463
    Marketech International Corp................................     17,000      29,721
    Materials Analysis Technology, Inc..........................    535,932   1,315,985
#   Mayer Steel Pipe Corp.......................................  1,493,905     771,273
#   Maywufa Co., Ltd............................................    178,462      75,140
    MediaTek, Inc...............................................  3,718,823  35,643,148
    Mega Financial Holding Co., Ltd............................. 36,379,220  34,926,161
#   Meiloon Industrial Co.......................................  1,013,889     719,328

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#   Mercuries & Associates Holding, Ltd.........................  4,747,049 $ 2,688,931
#*  Mercuries Life Insurance Co., Ltd........................... 13,305,763   4,781,994
#   Merida Industry Co., Ltd....................................    662,588   3,861,109
    Merry Electronics Co., Ltd..................................  1,374,384   7,916,211
*   Microbio Co., Ltd...........................................  3,630,358   1,722,593
    Microelectronics Technology, Inc............................    246,772     214,411
    Micro-Star International Co., Ltd...........................  5,120,465  14,222,985
    Mildef Crete, Inc...........................................    572,000     796,094
    MIN AIK Technology Co., Ltd.................................  1,446,249     742,640
    Mirle Automation Corp.......................................  1,921,512   3,113,439
#   Mitac Holdings Corp.........................................  8,096,503   8,395,113
    MJ International Co., Ltd...................................     24,000      53,651
#   Mobiletron Electronics Co., Ltd.............................    654,960     791,586
#   momo.com, Inc...............................................    327,000   2,918,356
#*  Mosel Vitelic, Inc..........................................    359,129     240,769
#*  Motech Industries, Inc......................................  5,418,003   1,502,260
    MPI Corp....................................................    779,000   1,774,393
#   Nak Sealing Technologies Corp...............................    510,549   1,193,341
    Namchow Holdings Co., Ltd...................................  2,009,000   3,465,420
    Nan Kang Rubber Tire Co., Ltd...............................  3,090,197   3,541,800
#   Nan Liu Enterprise Co., Ltd.................................    264,000   1,411,614
    Nan Ren Lake Leisure Amusement Co., Ltd.....................  1,231,000     299,276
    Nan Ya Plastics Corp........................................ 16,094,584  40,717,698
#   Nan Ya Printed Circuit Board Corp...........................  2,464,211   3,710,806
    Nang Kuang Pharmaceutical Co., Ltd..........................    548,000     543,019
#   Nantex Industry Co., Ltd....................................  2,949,363   3,114,779
#   Nanya Technology Corp.......................................  6,090,751  12,935,173
#   National Petroleum Co., Ltd.................................    651,000     911,994
#   Netronix, Inc...............................................    687,000     952,461
*   New Asia Construction & Development Corp....................    873,423     174,781
    New Best Wire Industrial Co., Ltd...........................    110,200      91,355
#   New Era Electronics Co., Ltd................................    516,000     382,240
    Nexcom International Co., Ltd...............................    644,267     585,766
#   Nichidenbo Corp.............................................  1,376,552   2,598,900
    Nien Hsing Textile Co., Ltd.................................  1,389,656   1,268,156
    Nien Made Enterprise Co., Ltd...............................  1,069,000   8,388,007
    Niko Semiconductor Co., Ltd.................................    121,000     119,603
#   Nishoku Technology, Inc.....................................    328,800     578,911
#   Nova Technology Corp........................................     64,000     354,463
#   Novatek Microelectronics Corp...............................  3,789,000  24,786,344
#   Nuvoton Technology Corp.....................................  1,005,000   1,597,281
    O-Bank Co., Ltd.............................................  1,682,000     430,459
#*  Ocean Plastics Co., Ltd.....................................  1,159,000   1,018,627
#   On-Bright Electronics, Inc..................................    362,800   2,106,067
#   OptoTech Corp...............................................  4,372,397   3,294,357
    Orient Europharma Co., Ltd..................................    378,000     702,806
*   Orient Semiconductor Electronics, Ltd.......................  3,895,637   2,022,001
#   Oriental Union Chemical Corp................................  7,972,819   6,714,717
    O-TA Precision Industry Co., Ltd............................    387,683     340,701
#   Pacific Construction Co.....................................  1,133,276     418,150
    Pacific Hospital Supply Co., Ltd............................    500,000   1,186,075
#   Paiho Shih Holdings Corp....................................    850,608   1,322,171
#*  Pan Jit International, Inc..................................  3,617,860   3,193,942
    Pan-International Industrial Corp...........................  4,705,854   4,019,103
    Pao long International Co., Ltd.............................    321,000     163,289
    Parade Technologies, Ltd....................................    593,805  10,067,206
#*  Paragon Technologies Co., Ltd...............................    740,626     453,126
    Parpro Corp.................................................    354,000     417,256
*   PChome Online, Inc..........................................    141,939     604,125

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#   PCL Technologies, Inc.......................................    337,280 $ 1,029,884
#   P-Duke Technology Co., Ltd..................................    393,100   1,305,267
#   Pegatron Corp............................................... 17,936,293  33,907,991
    PharmaEngine, Inc...........................................    217,190     749,425
#   Pharmally International Holding Co., Ltd....................    212,543   1,474,254
#*  Phihong Technology Co., Ltd.................................  3,766,101   1,251,783
    Phison Electronics Corp.....................................  1,243,000  11,706,558
#   Phoenix Tours International, Inc............................    266,700     316,024
*   Pili International Multimedia Co., Ltd......................     26,400      34,058
    Pixart Imaging, Inc.........................................    645,000   2,065,469
    Planet Technology Corp......................................    181,000     378,019
    Plastron Precision Co., Ltd.................................    330,012     161,057
#   Plotech Co., Ltd............................................    684,000     382,509
#   Polytronics Technology Corp.................................    565,408   1,064,384
#   Posiflex Technology, Inc....................................    505,939   1,785,715
    Pou Chen Corp............................................... 19,963,005  24,285,950
#   Power Wind Health Industry, Inc.............................     97,351     627,468
    Powertech Technology, Inc...................................  7,520,580  18,777,046
    Poya International Co., Ltd.................................    412,515   5,000,673
    President Chain Store Corp..................................  2,727,728  25,450,143
    President Securities Corp...................................  9,786,144   4,260,489
    Primax Electronics, Ltd.....................................  4,180,000   8,561,111
    Prince Housing & Development Corp........................... 11,424,140   4,121,988
#*  Princeton Technology Corp...................................  1,205,000     342,940
    Pro Hawk Corp...............................................     65,000     317,714
    Promate Electronic Co., Ltd.................................  1,293,000   1,356,154
*   Promise Technology, Inc.....................................  1,584,538     412,249
#   Prosperity Dielectrics Co., Ltd.............................    764,687   1,734,264
    P-Two Industries, Inc.......................................    192,000     299,449
#   Qisda Corp.................................................. 15,157,525   9,654,061
#   QST International Corp......................................    642,000   1,683,078
#   Qualipoly Chemical Corp.....................................  1,000,893     954,725
#   Quang Viet Enterprise Co., Ltd..............................    159,000     807,178
    Quanta Computer, Inc........................................ 10,527,436  20,188,100
    Quanta Storage, Inc.........................................  2,418,000   4,454,079
    Quintain Steel Co., Ltd.....................................  3,069,215     805,722
#   Radiant Opto-Electronics Corp...............................  5,893,692  19,919,141
*   Radium Life Tech Co., Ltd...................................  7,028,861   3,081,920
#   Rafael Microelectronics, Inc................................    237,000   1,288,093
    Realtek Semiconductor Corp..................................  2,661,861  18,048,277
    Rechi Precision Co., Ltd....................................  4,260,292   3,565,498
#   Rexon Industrial Corp., Ltd.................................    222,559     516,577
#   Rich Development Co., Ltd...................................  6,660,769   1,956,715
#   RichWave Technology Corp....................................    617,100   1,112,284
*   Right WAY Industrial Co., Ltd...............................    288,000     189,172
*   Ritek Corp.................................................. 11,780,382   3,944,867
#*  Roo Hsing Co., Ltd..........................................  5,126,000   2,293,060
*   Rotam Global Agrosciences, Ltd..............................    743,217     455,063
    Ruentex Development Co., Ltd................................  3,919,827   5,384,222
    Ruentex Engineering & Construction Co.......................    295,000     562,168
    Ruentex Industries, Ltd.....................................  2,977,294   7,116,072
    Run Long Construction Co., Ltd..............................    643,352   1,379,623
#   Sagittarius Life Science Corp...............................    194,744     318,379
#   Samebest Co., Ltd...........................................    259,200   1,126,303
    Sampo Corp..................................................  3,912,895   2,115,194
#   San Fang Chemical Industry Co., Ltd.........................  1,340,659   1,031,071
#   San Far Property, Ltd.......................................    571,331     354,334
#   San Shing Fastech Corp......................................    941,622   1,658,708
    Sanitar Co., Ltd............................................    425,000     530,289

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
    Sanyang Motor Co., Ltd......................................  4,504,802 $ 2,937,831
#*  Savior Lifetec Corp.........................................    153,000     104,307
    Scan-D Corp.................................................     10,000      14,110
#   SCI Pharmtech, Inc..........................................    335,312   1,023,000
#   Scientech Corp..............................................    524,000   1,204,434
    ScinoPharm Taiwan, Ltd......................................    556,075     456,409
    SDI Corp....................................................  1,356,000   3,074,320
#   Sea Sonic Electronics Co., Ltd..............................    202,000     208,690
#   Senao International Co., Ltd................................    567,547     653,717
#   Senao Networks, Inc.........................................    302,000   1,043,632
#   Sercomm Corp................................................  2,499,000   5,510,601
    Sesoda Corp.................................................  1,945,168   1,643,513
    Shan-Loong Transportation Co., Ltd..........................    629,247     612,922
    Sharehope Medicine Co., Ltd.................................    583,262     534,480
    Sheng Yu Steel Co., Ltd.....................................  1,274,000     795,969
    ShenMao Technology, Inc.....................................    834,450     539,388
#   Shieh Yih Machinery Industry Co., Ltd.......................    447,000     174,303
    Shih Her Technologies, Inc..................................    468,000     707,994
*   Shih Wei Navigation Co., Ltd................................  1,772,641     540,565
#   Shihlin Electric & Engineering Corp.........................  1,601,787   2,165,678
    Shin Hai Gas Corp...........................................      8,242      10,881
#   Shin Kong Financial Holding Co., Ltd........................ 65,952,123  18,686,665
    Shin Shin Natural Gas Co....................................      9,480      10,327
#   Shin Zu Shing Co., Ltd......................................  1,701,245   6,481,133
    Shinih Enterprise Co., Ltd..................................    119,000      61,694
*   Shining Building Business Co., Ltd..........................  4,288,359   1,409,366
    Shinkong Insurance Co., Ltd.................................  2,366,784   2,975,006
    Shinkong Synthetic Fibers Corp.............................. 13,818,844   6,081,488
    Shinkong Textile Co., Ltd...................................    874,169   1,196,498
    Shiny Chemical Industrial Co., Ltd..........................    701,717   1,984,558
#   ShunSin Technology Holding, Ltd.............................    181,000     666,932
#*  Shuttle, Inc................................................  2,782,000   1,078,737
    Sigurd Microelectronics Corp................................  4,373,877   4,367,550
#   Silergy Corp................................................    156,000   2,558,685
#*  Silicon Integrated Systems Corp.............................  5,418,817   1,552,167
#*  Silitech Technology Corp....................................  1,586,117     753,350
    Simplo Technology Co., Ltd..................................  1,455,880  12,364,644
    Sinbon Electronics Co., Ltd.................................  2,267,849   8,008,940
    Sincere Navigation Corp.....................................  3,612,370   2,011,625
#   Single Well Industrial Corp.................................    439,279     346,010
#   Sinher Technology, Inc......................................    575,000     926,988
    Sinmag Equipment Corp.......................................    430,519   1,715,661
    Sino-American Silicon Products, Inc.........................  5,383,000  11,670,999
    Sinon Corp..................................................  4,549,740   2,776,007
    SinoPac Financial Holdings Co., Ltd......................... 47,298,497  18,232,247
#   Sinopower Semiconductor, Inc................................    127,000     462,265
    Sinphar Pharmaceutical Co., Ltd.............................  1,111,507     721,351
    Sinyi Realty Co.............................................  1,926,314   1,960,965
    Sirtec International Co., Ltd...............................  1,125,000     899,521
    Sitronix Technology Corp....................................  1,095,774   4,512,861
    Siward Crystal Technology Co., Ltd..........................  2,146,705   1,447,769
#   Soft-World International Corp...............................    845,000   2,002,002
#*  Solar Applied Materials Technology Co.......................  3,121,639   1,896,817
#   Solomon Technology Corp.....................................  1,451,000   1,117,730
#   Solteam Electronics Co., Ltd................................    666,930     603,521
#   Song Shang Electronics Co., Ltd.............................    994,240     546,757
    Sonix Technology Co., Ltd...................................    911,000     926,701
    Southeast Cement Co., Ltd...................................  1,181,000     621,475
*   Speed Tech Corp.............................................    298,000     618,856

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
TAIWAN -- (Continued)
#   Spirox Corp.................................................    921,540 $   779,179
#   Sporton International, Inc..................................    552,479   3,277,874
    St Shine Optical Co., Ltd...................................    440,000   8,220,557
    Standard Chemical & Pharmaceutical Co., Ltd.................  1,028,040   1,098,511
    Standard Foods Corp.........................................  2,076,734   3,675,076
#   Stark Technology, Inc.......................................    905,520   1,644,832
#   Sun Race Sturmey-Archer, Inc................................     26,550      29,303
    Sunjuice Holdings Co., Ltd..................................     45,000     247,595
#   Sunko INK Co., Ltd..........................................    479,000     144,231
    Sunny Friend Environmental Technology Co., Ltd..............    570,000   4,855,161
#   Sunonwealth Electric Machine Industry Co., Ltd..............  2,813,001   3,306,584
#   Sunplus Technology Co., Ltd.................................  6,355,153   2,615,151
    Sunrex Technology Corp......................................  1,336,145     811,512
#   Sunspring Metal Corp........................................  1,104,000   1,256,801
#   Supreme Electronics Co., Ltd................................  4,410,857   4,404,143
#   Swancor Holding Co., Ltd....................................    900,061   2,751,245
    Sweeten Real Estate Development Co., Ltd....................    956,527     830,053
#   Symtek Automation Asia Co., Ltd.............................    436,420     843,429
    Syncmold Enterprise Corp....................................  1,272,000   3,595,325
#   Synmosa Biopharma Corp......................................    256,016     244,615
    Synnex Technology International Corp........................  8,243,732  10,286,843
    Sysage Technology Co., Ltd..................................    829,779     961,341
*   Sysgration..................................................    827,806     179,745
    Systex Corp.................................................  1,339,293   2,944,674
    T3EX Global Holdings Corp...................................  1,110,000   1,003,582
#   TA Chen Stainless Pipe...................................... 10,201,348  14,492,661
    Ta Liang Technology Co., Ltd................................    416,000     562,260
#   Ta Ya Electric Wire & Cable.................................  6,234,520   2,204,096
#   Ta Yih Industrial Co., Ltd..................................    371,000     763,715
#   Tah Hsin Industrial Corp....................................    456,300     454,741
    TAI Roun Products Co., Ltd..................................    263,000      96,203
#   TA-I Technology Co., Ltd....................................  1,235,446   2,079,342
#*  Tai Tung Communication Co., Ltd.............................    926,353     561,595
    Taichung Commercial Bank Co., Ltd........................... 26,385,612  10,248,260
#   TaiDoc Technology Corp......................................    652,532   3,245,694
#   Taiflex Scientific Co., Ltd.................................  2,236,460   2,884,054
#*  TaiMed Biologics, Inc.......................................    392,000   1,994,015
#   Taimide Tech, Inc...........................................  1,422,800   2,418,284
#   Tainan Enterprises Co., Ltd.................................  1,030,289     806,300
#   Tainan Spinning Co., Ltd.................................... 11,360,791   4,432,696
*   Tainergy Tech Co., Ltd......................................  2,852,000     433,629
    Tainet Communication System Corp............................     62,000     123,102
#   Tai-Saw Technology Co., Ltd.................................    309,960     206,538
    Taishin Financial Holding Co., Ltd.......................... 43,205,918  19,591,678
#   Taisun Enterprise Co., Ltd..................................  2,636,775   1,672,576
#*  Taita Chemical Co., Ltd.....................................  2,571,609     854,381
    Taiwan Business Bank........................................ 29,204,974  12,058,773
    Taiwan Cement Corp.......................................... 23,125,374  31,453,909
#   Taiwan Chinsan Electronic Industrial Co., Ltd...............    781,448     967,232
#   Taiwan Cogeneration Corp....................................  3,564,657   3,102,942
    Taiwan Cooperative Financial Holding Co., Ltd............... 32,187,264  21,363,461
#   Taiwan FamilyMart Co., Ltd..................................    214,000   1,531,283
#   Taiwan Fertilizer Co., Ltd..................................  5,778,000   8,413,918
    Taiwan Fire & Marine Insurance Co., Ltd.....................  1,359,880     891,291
#   Taiwan FU Hsing Industrial Co., Ltd.........................  1,676,000   2,207,341
    Taiwan Glass Industry Corp..................................  8,353,904   3,342,172
    Taiwan High Speed Rail Corp.................................  7,739,000   9,424,311
    Taiwan Hon Chuan Enterprise Co., Ltd........................  3,270,545   5,252,047
    Taiwan Hopax Chemicals Manufacturing Co., Ltd...............  1,900,000   1,194,292

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE>>
                                                               ---------- ------------
TAIWAN -- (Continued)
*   Taiwan IC Packaging Corp..................................     81,000 $      9,192
*   Taiwan Land Development Corp..............................  9,913,009    2,806,494
#*  Taiwan Line Tek Electronic................................    665,071      633,581
    Taiwan Mobile Co., Ltd....................................  5,551,900   20,300,174
    Taiwan Navigation Co., Ltd................................  2,184,720    1,375,856
#   Taiwan Paiho, Ltd.........................................  2,583,152    6,325,302
    Taiwan PCB Techvest Co., Ltd..............................  3,063,816    3,758,847
#   Taiwan Pulp & Paper Corp..................................  2,774,260    1,701,029
#   Taiwan Sakura Corp........................................  1,391,243    1,845,060
    Taiwan Sanyo Electric Co., Ltd............................    456,650      385,015
    Taiwan Secom Co., Ltd.....................................  1,631,405    4,561,542
    Taiwan Semiconductor Co., Ltd.............................  2,686,000    4,858,118
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      Sponsored ADR........................................... 10,778,196  472,300,549
    Taiwan Semiconductor Manufacturing Co., Ltd............... 41,147,652  345,476,942
    Taiwan Shin Kong Security Co., Ltd........................  1,457,561    1,804,502
    Taiwan Styrene Monomer....................................  6,481,404    5,251,980
    Taiwan Surface Mounting Technology Corp...................  3,320,674    6,289,902
    Taiwan Taxi Co., Ltd......................................    130,200      269,825
#   Taiwan TEA Corp...........................................  8,318,896    4,199,560
    Taiwan Union Technology Corp..............................  2,259,000    8,246,594
#   Taiyen Biotech Co., Ltd...................................  1,266,910    1,304,682
#*  Tatung Co., Ltd........................................... 14,708,588   11,351,688
#   Tayih Lun An Co., Ltd.....................................    106,000       81,453
    TCI Co., Ltd..............................................    626,884    9,359,019
    Te Chang Construction Co., Ltd............................    377,980      352,734
#   Teapo Electronic Corp.....................................    346,000      518,699
    Teco Electric and Machinery Co., Ltd...................... 13,946,000   10,450,553
    Tehmag Foods Corp.........................................     88,600      612,646
    Ten Ren Tea Co., Ltd......................................    180,170      224,119
    Test Research, Inc........................................  1,267,370    2,209,660
    Test-Rite International Co., Ltd..........................  2,469,166    1,694,999
#*  Tex-Ray Industrial Co., Ltd...............................  1,233,000      408,707
#   Thinking Electronic Industrial Co., Ltd...................    995,058    2,686,944
    Thye Ming Industrial Co., Ltd.............................  1,609,992    1,670,773
    Ton Yi Industrial Corp....................................  6,216,300    2,525,424
#   Tong Hsing Electronic Industries, Ltd.....................  1,231,534    4,589,042
    Tong Yang Industry Co., Ltd...............................  4,535,341    6,478,578
*   Tong-Tai Machine & Tool Co., Ltd..........................  2,139,804    1,455,237
#   TOPBI International Holdings, Ltd.........................    874,109    2,476,417
    Topco Scientific Co., Ltd.................................  1,365,050    3,917,873
#   Topco Technologies Corp...................................    292,468      696,118
    Topkey Corp...............................................     61,000      274,148
    Topoint Technology Co., Ltd...............................  1,581,993    1,034,941
    Toung Loong Textile Manufacturing.........................    982,000    1,531,509
#   TPK Holding Co., Ltd......................................  3,994,000    7,403,545
    Trade-Van Information Services Co.........................    344,000      389,866
#   Transcend Information, Inc................................  1,326,870    3,006,367
    Tripod Technology Corp....................................  3,709,660   11,910,934
#*  TrueLight Corp............................................     75,600       72,817
#   Tsang Yow Industrial Co., Ltd.............................  1,051,000      661,582
    Tsann Kuen Enterprise Co., Ltd............................    770,441      512,479
    TSC Auto ID Technology Co., Ltd...........................    336,700    3,090,543
*   TSEC Corp.................................................  4,515,514      997,470
    TSRC Corp.................................................  4,424,154    4,075,842
#   Ttet Union Corp...........................................    318,000    1,090,508
    TTFB Co., Ltd.............................................    119,000      994,266
#   TTY Biopharm Co., Ltd.....................................  1,784,991    4,742,514
#   Tul Corp..................................................    361,600      771,206
    Tung Ho Steel Enterprise Corp.............................  8,491,645    6,075,545

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
TAIWAN -- (Continued)
#   Tung Thih Electronic Co., Ltd...............................     564,848 $ 1,332,388
    TURVO International Co., Ltd................................     875,515   2,176,876
    TXC Corp....................................................   2,593,762   3,027,390
#   TYC Brother Industrial Co., Ltd.............................   2,748,333   2,432,676
#*  Tycoons Group Enterprise....................................   4,260,353     901,700
#   Tyntek Corp.................................................   2,670,413   1,488,378
#   UDE Corp....................................................     713,000     688,575
    Ultra Chip, Inc.............................................     554,000     776,044
    U-Ming Marine Transport Corp................................   3,800,200   3,978,914
#   Unimicron Technology Corp...................................  16,592,563  18,545,363
#   Union Bank Of Taiwan........................................   7,467,359   2,647,821
#   Union Insurance Co., Ltd....................................     589,895     376,624
    Uni-President Enterprises Corp..............................  24,290,734  57,731,225
    Unitech Computer Co., Ltd...................................     850,365     572,717
#   Unitech Printed Circuit Board Corp..........................   6,000,839   3,685,694
#   United Integrated Services Co., Ltd.........................   1,680,640   7,488,991
#   United Microelectronics Corp................................ 127,663,441  55,667,379
#   United Orthopedic Corp......................................     633,468     967,916
#   United Radiant Technology...................................     966,000     682,194
*   United Renewable Energy Co., Ltd............................  22,983,900   7,830,654
#*  Unity Opto Technology Co., Ltd..............................   4,273,276   1,356,328
    Univacco Technology, Inc....................................      52,000      43,113
    Universal Cement Corp.......................................   3,493,790   2,250,173
#*  Universal Microelectronics Co., Ltd.........................     240,000     160,633
#   Universal Microwave Technology, Inc.........................     373,272   1,215,751
#*  Unizyx Holding Corp.........................................   3,307,496   2,471,749
#   UPC Technology Corp.........................................   9,260,602   3,786,041
#   Userjoy Technology Co., Ltd.................................     289,380     623,179
#   USI Corp....................................................   9,556,226   3,668,019
    Usun Technology Co., Ltd....................................     450,100     447,134
    Utechzone Co., Ltd..........................................     621,000   1,376,006
    Vanguard International Semiconductor Corp...................   7,269,000  16,151,907
#   Ve Wong Corp................................................     704,524     588,904
#   VHQ Media Holdings, Ltd.....................................     324,000   1,279,920
    Victory New Materials, Ltd. Co..............................   1,385,000     935,765
#   Visual Photonics Epitaxy Co., Ltd...........................   1,668,224   4,567,262
#   Vivotek, Inc................................................     172,200     627,262
    Voltronic Power Technology Corp.............................     347,350   6,861,601
#   Wafer Works Corp............................................   2,507,909   3,182,227
#   Waffer Technology Corp......................................   1,144,000     481,742
#*  Wah Hong Industrial Corp....................................     364,280     305,641
    Wah Lee Industrial Corp.....................................   1,698,000   2,974,187
    Walsin Lihwa Corp...........................................  24,578,307  13,812,060
#   Walsin Technology Corp......................................   2,963,496  18,324,109
#   Walton Advanced Engineering, Inc............................   3,862,662   1,401,818
    Wan Hai Lines, Ltd..........................................   5,818,026   3,070,126
    WAN HWA Enterprise Co.......................................     556,452     231,534
    Waterland Financial Holdings Co., Ltd.......................  17,122,280   5,764,594
*   Wei Chuan Foods Corp........................................   1,220,000   1,067,625
    Weikeng Industrial Co., Ltd.................................   2,706,754   1,792,885
#   Well Shin Technology Co., Ltd...............................     979,443   1,713,439
    Weltrend Semiconductor......................................      85,000      72,180
#*  Wha Yu Industrial Co., Ltd..................................     556,000     333,160
    Wholetech System Hitech, Ltd................................     270,000     278,235
    Win Semiconductors Corp.....................................   2,808,248  18,900,850
#   Winbond Electronics Corp....................................  34,323,188  17,875,995
    Winmate, Inc................................................     127,000     216,360
#   Winstek Semiconductor Co., Ltd..............................     794,000     672,160
    Wintek Corp.................................................   6,349,135      70,496

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
TAIWAN -- (Continued)
    Wisdom Marine Lines Co., Ltd................................  3,781,595 $    3,598,273
#   Wisechip Semiconductor, Inc.................................    179,846        280,095
    Wistron Corp................................................ 24,035,169     19,953,264
    Wistron NeWeb Corp..........................................  2,448,515      6,343,353
    Wowprime Corp...............................................    948,000      2,849,871
    WPG Holdings, Ltd...........................................  9,890,957     13,054,421
    WT Microelectronics Co., Ltd................................  4,645,789      6,138,102
*   WUS Printed Circuit Co., Ltd................................  2,544,700      2,112,219
#   XAC Automation Corp.........................................    776,000        722,136
    XPEC Entertainment, Inc.....................................     63,985          5,135
    Xxentria Technology Materials Corp..........................  1,170,736      2,964,966
#   Yageo Corp..................................................  1,638,231     16,250,934
*   Yang Ming Marine Transport Corp............................. 13,312,491      3,782,765
#   YC Co., Ltd.................................................  4,507,107      1,998,302
    YC INOX Co., Ltd............................................  3,364,560      2,848,700
    YCC Parts Manufacturing Co., Ltd............................     51,000         58,288
    Yea Shin International Development Co., Ltd.................  1,614,715        991,383
#   Yeong Guan Energy Technology Group Co., Ltd.................  1,203,774      3,191,141
    YFC-Boneagle Electric Co., Ltd..............................  1,232,000      1,185,588
    YFY, Inc.................................................... 14,507,997      5,590,455
#   Yi Jinn Industrial Co., Ltd.................................  2,955,096      1,349,927
#   Yieh Phui Enterprise Co., Ltd............................... 12,523,865      3,820,026
#   Yonyu Plastics Co., Ltd.....................................  1,029,050      1,204,322
#   Young Fast Optoelectronics Co., Ltd.........................  1,553,137        876,586
#   Youngtek Electronics Corp...................................  1,384,569      2,072,831
    Yuanta Financial Holding Co., Ltd........................... 48,444,301     28,098,102
    Yuanta Futures Co., Ltd.....................................     48,000         73,365
    Yuen Chang Stainless Steel Co., Ltd.........................     26,000         21,135
#   Yulon Finance Corp..........................................  1,472,000      5,506,447
#   Yulon Motor Co., Ltd........................................ 10,002,715      6,317,175
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.............    385,350        916,095
    Yungshin Construction & Development Co., Ltd................    580,200        658,394
    YungShin Global Holding Corp................................  1,178,400      1,605,692
    Yungtay Engineering Co., Ltd................................  2,992,000      6,245,959
#   Zeng Hsing Industrial Co., Ltd..............................    692,974      3,380,685
#   Zenitron Corp...............................................  2,014,000      1,490,207
#   Zero One Technology Co., Ltd................................  1,126,000      1,025,463
    Zhen Ding Technology Holding, Ltd...........................  4,791,150     17,141,104
#   Zig Sheng Industrial Co., Ltd...............................  6,713,638      1,933,091
#   Zinwell Corp................................................  3,052,980      2,268,739
    Zippy Technology Corp.......................................  1,317,028      1,564,987
    ZongTai Real Estate Development Co., Ltd....................  2,588,625      1,595,393
                                                                            --------------
TOTAL TAIWAN....................................................             4,628,002,593
                                                                            --------------
THAILAND -- (3.3%)
    AAPICO Hitech PCL...........................................    125,100         79,547
    AAPICO Hitech PCL...........................................    867,080        551,346
    Advanced Info Service PCL...................................  3,625,809     21,578,816
    Advanced Information Technology PCL.........................    549,600        363,244
    AEON Thana Sinsap Thailand PCL..............................    259,500      1,499,695
    AEON Thana Sinsap Thailand PCL..............................     11,200         64,727
    After You PCL...............................................    160,600         45,526
    Airports of Thailand PCL.................................... 15,631,000     33,538,716
    AJ Plast PCL................................................  1,649,700        514,159
    Amata Corp. PCL.............................................  1,597,000      1,120,526
    Ananda Development PCL...................................... 21,233,700      2,647,146
    AP Thailand PCL............................................. 16,667,836      4,124,539
    Asia Aviation PCL........................................... 18,885,100      2,519,985
    Asia Plus Group Holdings PCL................................ 11,597,500      1,118,882

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
THAILAND -- (Continued)
    Asia Plus Group Holdings PCL................................     468,800 $    45,228
    Asia Sermkij Leasing PCL....................................   1,093,000     807,981
    Asian Insulators PCL........................................   9,576,560      69,743
    Asian Phytoceuticals PCL....................................      34,523       4,390
    Asian Seafoods Coldstorage PCL..............................   1,643,100     404,020
    B Grimm Power PCL...........................................   1,063,200   1,123,978
    Bangchak Corp. PCL..........................................   5,133,400   5,225,857
    Bangkok Airways PCL.........................................   6,815,100   2,518,972
    Bangkok Aviation Fuel Services PCL..........................   2,503,142   2,861,854
    Bangkok Bank PCL............................................     672,700   4,403,893
    Bangkok Chain Hospital PCL..................................  14,329,250   8,168,907
    Bangkok Dusit Medical Services PCL, Class F.................   9,696,500   7,745,051
    Bangkok Expressway & Metro PCL..............................  57,062,555  19,482,595
    Bangkok Insurance PCL.......................................      21,940     222,664
    Bangkok Land PCL............................................ 142,152,904   6,990,761
    Bangkok Life Assurance PCL..................................   3,319,340   2,937,239
    Bangkok Ranch PCL...........................................   5,638,700     657,039
    Bank of Ayudhya PCL.........................................      17,900      21,587
    Banpu PCL...................................................  17,219,410   8,845,680
    Banpu Power PCL.............................................   1,566,600   1,118,825
    BCPG PCL....................................................     394,500     223,663
    Beauty Community PCL........................................  22,044,000   4,798,929
*   BEC World PCL...............................................  13,788,000   3,886,985
    Berli Jucker PCL............................................   4,101,050   6,615,633
    Better World Green PCL......................................  20,286,700     698,994
    Big Camera Corp. PCL........................................  21,819,200     840,646
    BJC Heavy Industries PCL....................................   2,734,400     183,293
    BTS Group Holdings PCL......................................  15,976,400   5,905,138
    Bumrungrad Hospital PCL.....................................   2,162,800  11,991,092
    Buriram Sugar PCL...........................................   1,876,960     367,455
    Cal-Comp Electronics Thailand PCL...........................  19,781,728   1,177,299
    Carabao Group PCL, Class F..................................     798,500   1,456,934
    Central Pattana PCL.........................................   5,485,900  12,973,702
    Central Plaza Hotel PCL.....................................   5,324,400   7,129,776
    CH Karnchang PCL............................................   2,148,467   1,800,203
    Charoen Pokphand Foods PCL..................................  20,894,100  17,834,431
    Charoong Thai Wire & Cable PCL..............................   1,034,400     257,587
    Christiani & Nielsen Thai...................................   1,484,100      92,044
    Chularat Hospital PCL, Class F..............................  50,101,300   3,075,914
*   CIMB Thai Bank PCL..........................................   1,623,900      39,167
    CK Power PCL................................................  22,258,310   4,078,657
    COL PCL.....................................................     308,000     238,296
    Com7 PCL....................................................   5,776,700   3,564,636
*   Country Group Development PCL...............................  13,949,400     476,268
    Country Group Holdings PCL..................................   6,787,311     182,838
    CP ALL PCL..................................................  16,271,500  39,500,117
    Dhipaya Insurance PCL.......................................   3,200,000   2,365,544
    Diamond Building Products PCL...............................   1,041,800     177,848
    Dynasty Ceramic PCL.........................................  27,222,560   1,756,569
    Eastern Polymer Group PCL, Class F..........................   4,255,400     866,409
    Eastern Printing PCL........................................     851,304      90,130
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   3,877,000   1,384,426
    Electricity Generating PCL..................................     754,200   6,992,739
    Energy Absolute PCL.........................................   7,415,300  12,949,193
*   Energy Earth PCL............................................   3,836,900      32,907
    Erawan Group PCL (The)......................................  16,529,600   3,598,456
    Esso Thailand PCL...........................................  14,846,000   5,161,804
    Forth Corp. PCL.............................................     878,100     163,655
    Forth Smart Service PCL.....................................   3,867,600     914,656

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
THAILAND -- (Continued)
    Fortune Parts Industry PCL..................................  4,101,300 $   292,904
*   G J Steel PCL...............................................  6,467,310      28,361
    GFPT PCL....................................................  6,615,922   3,212,116
*   Global Green Chemicals PCL, Class F.........................  1,844,600     710,684
    Global Power Synergy PCL....................................  2,395,200   4,670,359
    Glow Energy PCL.............................................  3,022,700   8,663,337
*   GMM Grammy PCL..............................................    370,000      97,353
    Golden Land Property Development PCL........................  9,014,770   2,343,699
    Golden Land Property Development PCL........................    816,400     212,251
    Grande Asset Hotels & Property PCL..........................  2,158,431      61,525
*   Group Lease PCL.............................................    909,900     213,759
    Gunkul Engineering PCL......................................  1,735,200     150,013
    Hana Microelectronics PCL...................................  4,118,857   4,193,042
    Home Product Center PCL..................................... 31,271,215  15,378,483
    ICC International PCL.......................................     51,000      65,497
    Ichitan Group PCL...........................................  5,594,600     690,453
    Indorama Ventures PCL.......................................  9,238,600  13,239,341
*   Inter Far East Energy Corp..................................  4,117,300      74,969
    Interhides PCL..............................................  1,293,200     275,451
    Interlink Communication PCL.................................    922,050     154,517
    Intouch Holdings PCL........................................  2,023,214   3,770,751
    Intouch Holdings PCL........................................    148,700     344,677
    IRPC PCL.................................................... 72,796,490  12,883,326
*   Italian-Thai Development PCL................................ 24,888,819   1,824,271
    Jasmine International PCL................................... 52,864,200   9,272,969
    Jay Mart PCL................................................  3,711,845   1,081,289
    JMT Network Services PCL....................................    462,700     228,995
    Jubilee Enterprise PCL......................................    102,600      46,921
    JWD Infologistics PCL.......................................  3,036,500     827,488
    Kang Yong Electric PCL......................................      1,400      17,892
    Karmarts PCL................................................  5,364,066     668,723
    Kasikornbank PCL............................................  1,466,600   8,774,334
    Kasikornbank PCL............................................  3,372,600  20,177,497
    KCE Electronics PCL.........................................  6,060,464   4,707,894
    KGI Securities Thailand PCL................................. 15,428,900   2,097,460
    Khon Kaen Sugar Industry PCL................................ 19,818,548   1,862,354
    Khonburi Sugar PCL..........................................    284,500      36,359
    Kiatnakin Bank PCL..........................................  3,035,507   6,275,441
    Krung Thai Bank PCL......................................... 15,188,675   8,991,886
    Krungthai Card PCL..........................................  7,886,500  10,004,800
    Lam Soon Thailand PCL.......................................  2,797,200     410,052
    Land & Houses PCL...........................................  3,326,700   1,167,080
    Land & Houses PCL........................................... 12,114,380   4,249,994
    Lanna Resources PCL.........................................  2,397,350     856,062
    LH Financial Group PCL...................................... 50,480,127   2,356,003
    Loxley PCL.................................................. 12,373,435     782,908
    LPN Development PCL.........................................  9,378,796   2,056,431
    Major Cineplex Group PCL....................................  5,582,400   4,983,505
    Malee Group PCL.............................................    721,400     176,254
    Maybank Kim Eng Securities Thailand PCL.....................    615,900     194,850
    MBK PCL.....................................................  6,368,600   4,189,212
    MC Group PCL................................................  3,388,500     960,561
*   MCOT PCL....................................................  1,938,900     649,843
    MCS Steel PCL...............................................  3,002,500     658,340
    Mega Lifesciences PCL.......................................  3,521,900   3,971,446
    Millcon Steel PCL...........................................  2,111,406      68,782
    Minor International PCL.....................................  8,362,057   9,822,307
    MK Restaurants Group PCL....................................    899,200   2,049,078
    Modernform Group PCL........................................    724,300      84,398

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
THAILAND -- (Continued)
    Mono Technology PCL......................................... 18,084,900 $  1,036,660
    Muang Thai Insurance PCL....................................     19,800       56,128
    Muangthai Capital PCL.......................................  5,721,500    9,229,671
    Muramoto Electron Thailand PCL..............................      7,400       41,955
    Namyong Terminal PCL........................................  3,100,000      504,933
*   Nation Multimedia Group PCL.................................  9,190,800       57,577
    Netbay PCL..................................................    528,100      500,392
    Origin Property PCL, Class F................................  7,465,700    1,847,425
    Padaeng Industry PCL........................................    800,200      300,780
    PCS Machine Group Holding PCL...............................  1,809,900      394,011
*   Plan B Media Pcl, Class F...................................  9,716,600    2,069,628
    Platinum Group PCL (The)....................................  1,054,100      199,759
    Polyplex Thailand PCL.......................................  5,511,687    2,468,821
*   Power Solution Technologies PCL.............................  3,546,500       68,875
*   Precious Shipping PCL.......................................  7,213,200    1,875,319
    Premier Marketing PCL.......................................  3,823,900    1,024,098
*   Principal Capital PCL.......................................    788,900      121,084
    Property Perfect PCL........................................ 52,310,000    1,343,593
    Pruksa Holding PCL..........................................  8,722,000    5,136,213
    PTG Energy PCL..............................................  9,405,600    3,240,771
    PTT Exploration & Production PCL............................  7,420,169   31,028,741
    PTT Global Chemical PCL..................................... 14,070,311   30,300,200
    PTT PCL..................................................... 72,022,800  109,980,000
    Pylon PCL...................................................  1,020,200      201,324
    Quality Houses PCL.......................................... 63,922,404    5,926,713
    Raimon Land PCL............................................. 20,721,700      824,324
    Ratch Group PCL.............................................    543,500    1,059,761
    Ratch Group PCL.............................................  2,014,801    3,928,625
    Ratchthani Leasing PCL...................................... 15,267,275    2,964,984
    Regional Container Lines PCL................................  4,406,900      629,459
    Robinson PCL................................................  1,645,700    3,002,726
    Rojana Industrial Park PCL..................................  9,780,912    1,639,088
    RS PCL......................................................  5,955,100    3,581,454
    S 11 Group PCL..............................................    938,400      217,515
    Saha Pathana Inter-Holding PCL..............................     33,600       73,673
    Saha-Union PCL..............................................    723,700    1,031,428
    Sahaviriya Steel Industries PCL............................. 72,645,680       21,390
    Samart Corp. PCL............................................  3,732,200      876,789
*   Samart Digital Public Co., Ltd..............................  6,718,300       75,758
    Samart Telcoms PCL..........................................  3,107,100      875,925
    Sansiri PCL................................................. 93,144,585    4,172,177
    Sappe PCL...................................................  2,099,700    1,223,318
    SC Asset Corp. PCL.......................................... 24,585,116    2,325,671
    Scan Inter PCL..............................................  2,678,500      307,073
*   SCG Ceramics PCL............................................  6,618,192      439,485
    SEAFCO PCL..................................................  3,740,440      972,456
    Sena Development PCL........................................  1,288,750      150,169
    Siam Cement PCL (The).......................................    435,100    6,296,513
    Siam Cement PCL (The).......................................    737,000   10,665,435
    Siam City Cement PCL........................................    539,288    3,665,638
    Siam City Cement PCL........................................      7,624       51,822
    Siam Commercial Bank PCL (The)..............................  4,706,069   19,310,729
    Siam Future Development PCL................................. 10,462,502    2,048,258
    Siam Global House PCL.......................................  7,263,186    3,935,885
    Siam Wellness Group Pcl.....................................  2,259,600      962,586
    Siamgas & Petrochemicals PCL................................ 14,228,100    4,634,996
    Singha Estate PCL........................................... 20,348,817    2,026,914
    SNC Former PCL..............................................  1,031,100      442,477
    Somboon Advance Technology PCL..............................  2,787,225    1,684,994

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
THAILAND -- (Continued)
    SPCG PCL....................................................   4,456,600 $ 2,512,727
    Sri Ayudhya Capital PCL.....................................     168,700     231,186
    Sri Trang Agro-Industry PCL.................................  11,864,840   4,868,580
    Sriracha Construction PCL...................................     765,700     224,254
    Srisawad Corp. PCL..........................................   5,401,202   9,262,829
    Srisawad Finance PCL........................................      60,000      33,829
    Srithai Superware PCL.......................................  13,370,500     494,195
    Star Petroleum Refining PCL.................................  18,741,000   6,222,540
*   Stars Microelectronics Thailand PCL.........................     356,000      24,532
*   STP & I PCL.................................................   7,277,033   1,595,591
    Supalai PCL.................................................   9,372,225   6,487,899
*   Super Energy Corp. PCL...................................... 142,893,400   2,819,823
    Susco PCL...................................................   2,397,300     223,773
    SVI PCL.....................................................  11,648,328   1,751,354
*   Symphony Communication PCL..................................     337,877      52,706
    Synergetic Auto Performance Co., Ltd........................   1,043,700      95,461
    Synnex Thailand PCL.........................................   2,538,690     914,485
    Syntec Construction PCL.....................................   9,735,400     768,464
    Taokaenoi Food & Marketing PCL, Class F.....................   6,151,700   2,081,076
    Tapaco PCL..................................................   1,308,500     245,920
*   Tata Steel Thailand PCL.....................................  31,162,400     741,846
*   Thai Airways International PCL..............................  11,620,237   4,622,616
    Thai Central Chemical PCL...................................     247,700     223,066
    Thai Nakarin Hospital PCL...................................     146,500     168,641
    Thai Oil PCL................................................  10,289,700  22,319,866
    Thai Rayon PCL..............................................       6,000       7,400
    Thai Rayon PCL..............................................      20,400      25,161
    Thai Reinsurance PCL........................................   5,342,300     138,891
    Thai Solar Energy PCL, Class F..............................   2,084,825     168,484
    Thai Stanley Electric PCL...................................       5,600      41,222
    Thai Stanley Electric PCL, Class F..........................     166,400   1,224,871
    Thai Union Group PCL, Class F...............................   6,713,960   3,974,748
    Thai Vegetable Oil PCL......................................   3,906,825   3,304,128
    Thai Wah PCL................................................   3,961,700   1,011,366
    Thaicom PCL.................................................   5,621,300   1,153,313
    Thaifoods Group PCL.........................................   7,838,400     815,144
    Thaire Life Assurance PCL...................................   3,356,500     609,795
    Thanachart Capital PCL......................................   6,672,700  11,077,623
    Thitikorn PCL...............................................   1,857,400     599,255
    Thoresen Thai Agencies PCL..................................  11,482,100   1,924,173
    Tipco Asphalt PCL...........................................   1,259,700     710,246
    Tipco Asphalt PCL...........................................   3,024,900   1,705,504
    TIPCO Foods PCL.............................................   2,484,600     653,740
    Tisco Financial Group PCL...................................          90         236
    Tisco Financial Group PCL...................................   2,128,700   5,584,295
    TKS Technologies PCL........................................     437,800     113,135
    TMB Bank PCL................................................  97,256,813   6,153,759
    TMT Steel PCL...............................................   3,603,800     666,012
    TOA Paint Thailand PCL......................................     221,400     218,453
    Total Access Communication PCL..............................   3,768,500   5,990,646
    Total Access Communication PCL..............................   6,307,700  10,027,119
    TPC Power Holdings Co., Ltd.................................     679,000     207,369
    TPI Polene PCL..............................................  84,169,210   5,220,205
    TPI Polene Power PCL........................................   3,773,500     732,833
    TRC Construction PC.........................................  14,218,139     155,876
    True Corp. PCL..............................................  88,899,448  14,340,866
*   TTCL PCL....................................................   2,024,168     497,720
    TTW PCL.....................................................  13,341,600   5,182,015
*   U City PCL, Class F.........................................   2,419,815     172,817

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
THAILAND -- (Continued)
    Unique Engineering & Construction PCL.......................  9,849,105 $  3,177,628
    United Paper PCL............................................  2,894,400      915,691
    Univanich Palm Oil PCL......................................  1,299,900      228,017
    Univentures PCL............................................. 10,830,800    2,137,323
    Vanachai Group PCL..........................................  7,880,740    1,394,712
    VGI Global Media PCL........................................ 13,981,100    4,226,080
    Vibhavadi Medical Center PCL................................ 38,180,100    2,308,147
    Vinythai PCL................................................  3,098,600    2,450,733
    WHA Corp. PCL............................................... 33,884,200    4,648,795
    WHA Utilities and Power PCL.................................  1,193,300      220,532
    Workpoint Entertainment PCL.................................  2,049,180    1,495,564
                                                                            ------------
TOTAL THAILAND..................................................             969,250,765
                                                                            ------------
TURKEY -- (0.9%)
#   Adana Cimento Sanayii TAS, Class A..........................    443,383      518,181
*   Afyon Cimento Sanayi TAS....................................    539,070      386,188
#*  Akbank Turk A.S............................................. 12,812,804   13,172,859
#   Akcansa Cimento A.S.........................................    545,422      588,970
#*  Akenerji Elektrik Uretim A.S................................  3,299,984      310,103
#   Aksa Akrilik Kimya Sanayii A.S..............................  1,381,746    1,886,637
#*  Aksa Enerji Uretim A.S......................................  1,306,781      515,350
    Aksigorta A.S...............................................  1,427,864    1,010,533
#   Alarko Holding A.S..........................................  2,989,683    1,339,473
#   Albaraka Turk Katilim Bankasi A.S...........................  6,521,251    1,564,731
    Alkim Alkali Kimya A.S......................................    200,782      777,235
    Anadolu Anonim Turk Sigorta Sirketi.........................  1,739,079    1,208,806
#   Anadolu Cam Sanayii A.S.....................................  3,205,642    1,651,394
#   Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    969,975    3,223,017
    Anadolu Hayat Emeklilik A.S.................................    747,719      686,082
*   Arcelik A.S.................................................  1,117,385    3,439,402
#   Aselsan Elektronik Sanayi Ve Ticaret A.S....................    676,570    2,321,640
    AvivaSA Emeklilik ve Hayat A.S., Class A....................    100,170      159,298
    Aygaz A.S...................................................    498,193      771,160
#*  Bagfas Bandirma Gubre Fabrikalari A.S.......................    305,717      276,259
#*  Bera Holding A.S............................................  4,178,658    1,247,390
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S...........  1,083,806      454,553
    BIM Birlesik Magazalar A.S..................................  1,219,605   16,973,636
*   Bizim Toptan Satis Magazalari A.S...........................    132,244      177,958
    Bolu Cimento Sanayii A.S....................................    878,330      446,168
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S...............    590,647      912,066
    Borusan Yatirim ve Pazarlama A.S............................     15,462       94,310
*   Boyner Perakende Ve Tekstil Yatirimlari A.S.................    248,603      199,252
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.............    205,704      224,994
    Bursa Cimento Fabrikasi A.S.................................    312,973      232,087
#   Celebi Hava Servisi A.S.....................................     95,480    1,194,301
#   Cemtas Celik Makina Sanayi Ve Ticaret A.S...................    238,577      218,049
#*  Cimsa Cimento Sanayi VE Ticaret A.S.........................    656,173      722,038
    Coca-Cola Icecek A.S........................................    719,948    3,823,773
#*  Deva Holding A.S............................................    174,912      127,910
#   Dogan Sirketler Grubu Holding A.S........................... 19,124,155    3,402,980
    Dogus Otomotiv Servis ve Ticaret A.S........................    685,387      529,805
    Eczacibasi Yatirim Holding Ortakligi A.S....................    256,838      325,246
    EGE Endustri VE Ticaret A.S.................................     23,133    1,615,885
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
      ve Ticaret A.S............................................  2,657,561    1,249,100
    ENERJISA ENERJI AS..........................................    379,314      342,314
#   Enka Insaat ve Sanayi A.S...................................  2,325,598    2,094,117
#   Erbosan Erciyas Boru Sanayii ve Ticaret A.S.................    251,107      660,037
#   Eregli Demir ve Celik Fabrikalari TAS.......................  9,795,799   15,061,579
#*  Fenerbahce Futbol A.S.......................................    358,337      427,957

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES     VALUE>>
                                                            ---------- -----------
TURKEY -- (Continued)
    Ford Otomotiv Sanayi A.S...............................    521,048 $ 4,605,773
#*  Global Yatirim Holding A.S.............................  1,808,018     880,078
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S....    127,492     231,692
#   Goodyear Lastikleri TAS................................  1,462,243     770,050
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S..........  2,519,523   1,407,563
*   GSD Holding AS.........................................  4,144,454     626,126
#*  Gubre Fabrikalari TAS..................................    561,747     251,621
*   Hektas Ticaret TAS.....................................    664,797   1,349,540
#*  Ihlas Gayrimenkul Proje Gelistirme Ve Ticaret A.S......  1,823,882     269,211
#*  Ihlas Holding A.S...................................... 10,529,272     881,818
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S...    753,290     558,815
*   Is Finansal Kiralama A.S...............................    420,014     557,059
    Is Yatirim Menkul Degerler A.S., Class A...............  1,701,544     690,485
#*  Izmir Demir Celik Sanayi A.S...........................  1,761,785     514,075
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class A..............................................  2,702,311   1,024,743
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class B..............................................    993,866     370,174
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class D..............................................  7,261,045   2,756,185
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.................  5,019,368   1,255,512
    Kartonsan Karton Sanayi ve Ticaret A.S.................      5,309     279,593
#*  Kerevitas Gida Sanayi ve Ticaret A.S...................    197,574      50,408
#   KOC Holding A.S........................................  2,521,933   6,856,414
#   Konya Cimento Sanayii A.S..............................      7,328     227,592
#   Kordsa Teknik Tekstil A.S..............................    962,224   1,925,305
#*  Koza Altin Isletmeleri A.S.............................    278,457   1,988,340
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S..........  1,233,411   1,148,263
#*  Logo Yazilim Sanayi Ve Ticaret A.S.....................     95,095     610,526
#*  Metro Ticari ve Mali Yatirimlar Holding A.S............  2,618,321     346,887
#*  Migros Ticaret A.S.....................................    474,409   1,096,763
#*  NET Holding A.S........................................  3,631,836   1,034,908
#*  Netas Telekomunikasyon A.S.............................    398,923     493,505
    Nuh Cimento Sanayi A.S.................................    286,975     343,388
    Otokar Otomotiv Ve Savunma Sanayi A.S..................     47,022     883,433
#*  Pegasus Hava Tasimaciligi A.S..........................    687,951   3,570,361
#   Petkim Petrokimya Holding A.S..........................  7,287,815   5,467,266
#   Polisan Holding A.S....................................    827,559     406,189
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.....  1,084,973     589,257
#*  Sasa Polyester Sanayi A.S..............................  1,134,345   1,155,119
#*  Sekerbank Turk AS......................................  5,937,535   1,006,576
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S...............  1,442,025     970,453
    Soda Sanayii A.S.......................................  2,782,650   3,620,432
#   Tat Gida Sanayi A.S....................................    608,818     423,814
    TAV Havalimanlari Holding A.S..........................  1,633,463   6,933,760
    Tekfen Holding A.S.....................................  2,103,426   9,395,097
    Tofas Turk Otomobil Fabrikasi A.S......................  1,178,016   3,543,511
    Trakya Cam Sanayii A.S.................................  5,824,562   3,097,302
#*  Tumosan Motor ve Traktor Sanayi A.S....................    374,799     279,951
    Tupras Turkiye Petrol Rafinerileri A.S.................    699,285  14,463,230
#*  Turcas Petrol A.S......................................  1,395,484     326,046
*   Turk Hava Yollari AO...................................  7,233,312  17,374,088
#*  Turk Telekomunikasyon A.S..............................  3,866,003   2,764,883
#*  Turk Traktor ve Ziraat Makineleri A.S..................    161,252     750,443
    Turkcell Iletisim Hizmetleri A.S.......................  8,413,852  17,646,241
#   Turkcell Iletisim Hizmetleri A.S., ADR.................    291,527   1,521,771
    Turkiye Garanti Bankasi A.S............................ 10,771,287  14,788,953
#   Turkiye Halk Bankasi A.S...............................  4,252,292   4,178,976
#*  Turkiye Is Bankasi, Class C............................  8,660,006   7,798,293
*   Turkiye Sinai Kalkinma Bankasi A.S..................... 23,917,902   3,009,702
#   Turkiye Sise ve Cam Fabrikalari A.S....................  6,218,597   6,362,753
    Turkiye Vakiflar Bankasi TAO, Class D..................  7,974,481   5,416,455

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ---------- ---------------
TURKEY -- (Continued)
    Ulker Biskuvi Sanayi A.S....................................  1,321,875 $     4,215,119
#*  Vestel Elektronik Sanayi ve Ticaret A.S.....................  1,163,272       2,338,137
#*  Yapi ve Kredi Bankasi A.S................................... 10,481,875       3,643,727
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.................  1,944,000       1,445,587
#*  Zorlu Enerji Elektrik Uretim A.S............................  4,091,394         858,949
                                                                            ---------------
TOTAL TURKEY....................................................                274,213,109
                                                                            ---------------
TOTAL COMMON STOCKS.............................................             28,066,108,790
                                                                            ---------------
PREFERRED STOCKS -- (2.1%)
BRAZIL -- (2.0%)
    AES Tiete Energia SA........................................      6,203           3,417
    Alpargatas SA...............................................  1,332,081       5,316,638
    Banco ABC Brasil S.A........................................  1,180,719       5,856,771
    Banco Bradesco SA...........................................  7,287,556      66,127,169
    Banco do Estado do Rio Grande do Sul SA, Class B............  2,632,494      16,394,763
*   Banco Pan SA................................................  1,641,307       1,418,997
    Braskem SA, Class A.........................................    245,575       2,992,419
    Centrais Eletricas Brasileiras SA, Class B..................  1,292,563      11,422,128
    Centrais Eletricas Santa Catarina...........................     66,063         791,860
    Cia Brasileira de Distribuicao..............................  1,056,193      25,993,375
    Cia de Saneamento do Parana.................................  1,719,290       6,243,832
    Cia de Transmissao de Energia Eletrica Paulista.............  2,197,972      11,771,547
    Cia Energetica de Minas Gerais..............................  7,103,818      26,704,311
    Cia Energetica de Sao Paulo, Class B........................  1,743,242      11,479,051
    Cia Energetica do Ceara, Class A............................     89,730       1,189,733
    Cia Ferro Ligas da Bahia - FERBASA..........................    571,282       3,084,349
    Cia Paranaense de Energia...................................    668,441       7,023,480
    Eucatex SA Industria e Comercio.............................     87,459         101,486
    Gerdau SA...................................................  2,824,371      10,192,255
*   Gol Linhas Aereas Inteligentes SA...........................    306,300       1,779,479
    Itau Unibanco Holding SA.................................... 16,854,817     145,417,985
    Lojas Americanas SA.........................................  2,272,109       9,109,064
    Marcopolo SA................................................  5,763,755       5,174,165
    Petroleo Brasileiro SA...................................... 24,466,728     169,159,929
    Randon SA Implementos e Participacoes.......................  2,113,795       4,582,198
    Schulz SA...................................................     56,040         102,902
    Telefonica Brasil SA........................................    894,497      10,623,734
    Unipar Carbocloro SA........................................    603,065       5,965,897
    Usinas Siderurgicas de Minas Gerais SA, Class A.............  5,107,698      11,241,599
                                                                            ---------------
TOTAL BRAZIL....................................................                577,264,533
                                                                            ---------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B...............................    329,325         777,972
    Embotelladora Andina SA, Class B............................  1,282,230       4,577,635
    Sociedad Quimica y Minera de Chile SA, Class B..............     87,886       3,133,558
                                                                            ---------------
TOTAL CHILE.....................................................                  8,489,165
                                                                            ---------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA.........................................  2,764,993       1,257,107
    Banco Davivienda SA.........................................    667,690       8,260,295
    Bancolombia SA..............................................    299,076       3,783,255
    Grupo Argos SA..............................................     93,838         446,951
    Grupo Aval Acciones y Valores SA............................ 10,167,208       3,915,000
    Grupo de Inversiones Suramericana SA........................    244,480       2,635,915
                                                                            ---------------
TOTAL COLOMBIA..................................................                 20,298,523
                                                                            ---------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ---------- ---------------
SOUTH KOREA -- (0.0%)
*     CJ Corp...................................................     22,135 $       694,794
                                                                            ---------------
TOTAL PREFERRED STOCKS..........................................                606,747,015
                                                                            ---------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*     Gafisa S.A. Rights 05/23/19...............................    120,799          11,091
*     Terra Santa Agro SA Right 06/03/19........................      1,095               0
                                                                            ---------------
TOTAL BRAZIL....................................................                     11,091
                                                                            ---------------
HONG KONG -- (0.0%)
*     China International Marine Containers Co., Ltd. Rights
        05/03/19................................................     13,194               0
*     Haitong Securities Co., Ltd. Rights 05/23/19..............    241,414               0
*     Prosperity International Holdings HK, Ltd. Rights 05/14/19    551,200           4,145
                                                                            ---------------
TOTAL HONG KONG.................................................                      4,145
                                                                            ---------------
INDIA -- (0.0%)
*     Bharti Airtel, Ltd. Rights 05/17/19.......................  3,008,913       4,339,004
                                                                            ---------------
INDONESIA -- (0.0%)
*     Medco Energi Internasional Tbk PT Warrants 12/11/20....... 13,884,831         257,235
                                                                            ---------------
MALAYSIA -- (0.0%)
*     Sunway Bhd Warrants 10/03/24..............................          1               0
                                                                            ---------------
POLAND -- (0.0%)
*     Hawe SA Rights 09/30/15...................................  1,003,528               0
                                                                            ---------------
SOUTH KOREA -- (0.0%)
*     Doosan Heavy Industries & Construction Co., Ltd. Rights
        05/09/2019..............................................    522,463         644,050
                                                                            ---------------
THAILAND -- (0.0%)
*     Grande Asset Hotels Foreign Rights 06/03/19...............    215,843               0
*     MINT W6 Warrants 04/26/20.................................    418,103               0
*     Sub Sri Thai PCL Warrants 09/30/21........................          0               0
                                                                            ---------------
TOTAL THAILAND..................................................                          0
                                                                            ---------------
TOTAL RIGHTS/WARRANTS...........................................                  5,255,525
                                                                            ---------------
TOTAL INVESTMENT SECURITIES.....................................             28,678,111,330
                                                                            ---------------

                                                                                VALUE+
                                                                            ---------------
SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)  The DFA Short Term Investment Fund........................ 55,974,340     647,679,091
                                                                            ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $25,447,581,911)........................................            $29,325,790,421
                                                                            ===============

As of April 30, 2019, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                         UNREALIZED
                                                        NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                             CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                             --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R).........................     650    06/21/19  $ 33,804,530 $ 35,106,500  $ 1,301,970
S&P 500(R) Emini Index.................................   1,465    06/21/19   204,127,507  215,977,625   11,850,118
                                                                             ------------ ------------  -----------
TOTAL FUTURES CONTRACTS................................                      $237,932,037 $251,084,125  $13,152,088
                                                                             ============ ============  ===========

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
Common Stocks
   Brazil.................................... $2,084,980,898 $     5,006,840   --    $ 2,089,987,738
   Chile.....................................    356,491,668              --   --        356,491,668
   China.....................................    909,849,945   4,281,553,746   --      5,191,403,691
   Colombia..................................    108,191,436              --   --        108,191,436
   Czech Republic............................             --      45,615,629   --         45,615,629
   Egypt.....................................      1,613,440      16,814,516   --         18,427,956
   Greece....................................             --      65,058,032   --         65,058,032
   Hong Kong.................................         12,747       3,300,216   --          3,312,963
   Hungary...................................        274,080     121,106,153   --        121,380,233
   India.....................................    151,687,990   3,511,853,908   --      3,663,541,898
   Indonesia.................................     25,590,113     786,130,754   --        811,720,867
   Malaysia..................................             --     849,904,349   --        849,904,349
   Mexico....................................    897,487,028          26,040   --        897,513,068
   Peru......................................     41,948,389           2,295   --         41,950,684
   Philippines...............................      6,547,479     347,099,884   --        353,647,363
   Poland....................................             --     414,399,091   --        414,399,091
   Russia....................................    129,664,449     316,263,840   --        445,928,289
   Singapore.................................             --         140,464   --            140,464
   South Africa..............................    146,184,465   1,883,700,009   --      2,029,884,474
   South Korea...............................    112,121,840   4,574,020,590   --      4,686,142,430
   Taiwan....................................    498,944,105   4,129,058,488   --      4,628,002,593
   Thailand..................................    968,994,179         256,586   --        969,250,765
   Turkey....................................      1,521,771     272,691,338   --        274,213,109
Preferred Stocks
   Brazil....................................    577,264,533              --   --        577,264,533
   Chile.....................................      8,489,165              --   --          8,489,165
   Colombia..................................     20,298,523              --   --         20,298,523
   South Korea...............................             --         694,794   --            694,794
Rights/Warrants
   Brazil....................................             --          11,091   --             11,091
   Hong Kong.................................             --           4,145   --              4,145
   India.....................................             --       4,339,004   --          4,339,004
   Indonesia.................................             --         257,235   --            257,235
   South Korea...............................             --         644,050   --            644,050
Securities Lending Collateral................             --     647,679,091   --        647,679,091
Futures Contracts**..........................     13,152,088              --   --         13,152,088
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $7,061,310,331 $22,277,632,178   --    $29,338,942,509
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMON STOCKS -- (98.4%)
COMMUNICATION SERVICES -- (6.0%)
#   Altice USA, Inc., Class A................................... 137,941 $ 3,249,890
    CBS Corp., Class B..........................................  97,077   4,977,138
    Comcast Corp., Class A...................................... 207,454   9,030,472
    Interpublic Group of Cos., Inc. (The).......................  50,318   1,157,314
*   Live Nation Entertainment, Inc..............................       1          65
#   Match Group, Inc............................................   4,952     299,101
#   Omnicom Group, Inc..........................................  58,188   4,656,786
#*  Sprint Corp.................................................  10,048      56,068
*   T-Mobile US, Inc............................................  38,215   2,789,313
    Verizon Communications, Inc................................. 732,708  41,903,570
#   World Wrestling Entertainment, Inc., Class A................   2,634     220,861
*   Zayo Group Holdings, Inc....................................  45,431   1,421,536
                                                                         -----------
TOTAL COMMUNICATION SERVICES....................................          69,762,114
                                                                         -----------
CONSUMER DISCRETIONARY -- (17.8%)
*   Amazon.com, Inc.............................................  22,905  44,126,941
    Aptiv P.L.C.................................................  66,870   5,730,759
    Aramark.....................................................  16,001     497,311
    Autoliv, Inc................................................  17,496   1,373,261
    Best Buy Co., Inc...........................................  71,277   5,303,722
*   Booking Holdings, Inc.......................................   5,646  10,473,274
*   Burlington Stores, Inc......................................  10,915   1,843,653
    Capri Holdings, Ltd.........................................  24,966   1,100,501
    Darden Restaurants, Inc.....................................  20,813   2,447,609
    Dollar General Corp.........................................  10,319   1,301,123
*   Five Below, Inc.............................................   2,249     329,231
#   Gap, Inc. (The).............................................  90,321   2,355,572
#*  Garrett Motion, Inc.........................................   5,883     110,600
    General Motors Co........................................... 170,415   6,637,664
#   H&R Block, Inc..............................................   8,484     230,850
#   Hanesbrands, Inc............................................  70,921   1,281,542
#   Harley-Davidson, Inc........................................  31,257   1,163,698
    Hilton Worldwide Holdings, Inc..............................  23,446   2,039,568
    Home Depot, Inc. (The)...................................... 125,512  25,566,794
    Kohl's Corp.................................................  39,994   2,843,573
    Las Vegas Sands Corp........................................  48,829   3,273,984
    Lear Corp...................................................   9,750   1,394,250
    Lowe's Cos., Inc............................................  96,419  10,908,846
*   Lululemon Athletica, Inc....................................  19,914   3,511,834
    Macy's, Inc.................................................  55,078   1,296,536
    Marriott International, Inc., Class A.......................  31,425   4,286,999
    NIKE, Inc., Class B......................................... 155,829  13,686,461
#   Nordstrom, Inc..............................................  39,071   1,602,692
*   NVR, Inc....................................................     920   2,900,282
*   O'Reilly Automotive, Inc....................................   7,303   2,764,697
    Polaris Industries, Inc.....................................   8,976     865,286
    Pool Corp...................................................   6,161   1,132,022
    Ross Stores, Inc............................................  40,882   3,992,536
    Service Corp. International.................................  39,958   1,662,652
*   ServiceMaster Global Holdings, Inc..........................   7,292     357,527
    Starbucks Corp.............................................. 127,762   9,924,552
    Target Corp.................................................  68,931   5,336,638
    TJX Cos., Inc. (The)........................................ 141,074   7,742,141
    Tractor Supply Co...........................................  29,851   3,089,579

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  14,286 $  4,985,528
    VF Corp.....................................................  33,190    3,133,468
#   Williams-Sonoma, Inc........................................   1,800      102,906
    Wyndham Destinations, Inc...................................   7,845      341,728
    Wynn Resorts, Ltd...........................................  26,609    3,843,670
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY....................................          208,894,060
                                                                         ------------
CONSUMER STAPLES -- (9.3%)
    Altria Group, Inc........................................... 285,640   15,518,821
    Brown-Forman Corp., Class A.................................   4,389      229,545
    Brown-Forman Corp., Class B.................................  27,140    1,446,291
#   Campbell Soup Co............................................  69,315    2,681,797
    Church & Dwight Co., Inc....................................  16,341    1,224,758
    Clorox Co. (The)............................................  23,806    3,802,533
    Coca-Cola Co. (The)......................................... 402,471   19,745,227
    Costco Wholesale Corp.......................................  54,131   13,290,785
    Estee Lauder Cos., Inc. (The), Class A......................  23,710    4,073,615
    General Mills, Inc..........................................  36,315    1,869,133
#*  Herbalife Nutrition, Ltd....................................   8,932      472,056
    Hershey Co. (The)...........................................  14,045    1,753,518
    Ingredion, Inc..............................................   5,589      529,558
    Kellogg Co..................................................  89,714    5,409,754
#   Keurig Dr Pepper, Inc.......................................  11,310      328,782
    Kroger Co. (The)............................................ 108,512    2,797,439
    PepsiCo, Inc................................................ 181,767   23,275,264
    Sysco Corp..................................................  52,536    3,696,958
    Walmart, Inc................................................  69,502    7,147,586
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          109,293,420
                                                                         ------------
ENERGY -- (2.0%)
    Anadarko Petroleum Corp.....................................  50,636    3,688,833
    Apache Corp.................................................  83,696    2,754,435
    Cabot Oil & Gas Corp........................................  48,978    1,268,040
    Cimarex Energy Co...........................................  18,392    1,262,795
    ConocoPhillips.............................................. 122,749    7,747,917
*   Continental Resources, Inc..................................  28,953    1,331,548
#   Encana Corp.................................................  22,315      154,643
    Occidental Petroleum Corp...................................  87,329    5,141,932
    PBF Energy, Inc., Class A...................................     577       19,376
                                                                         ------------
TOTAL ENERGY....................................................           23,369,519
                                                                         ------------
FINANCIALS -- (3.7%)
    American Express Co.........................................  97,128   11,386,316
    Ameriprise Financial, Inc...................................  33,494    4,915,914
    Aon P.L.C...................................................  24,178    4,355,425
#*  Credit Acceptance Corp......................................   1,186      588,517
    Discover Financial Services.................................  14,023    1,142,734
    Erie Indemnity Co., Class A.................................     726      137,446
    FactSet Research Systems, Inc...............................   6,976    1,924,469
    Interactive Brokers Group, Inc., Class A....................   3,600      195,264
    Lazard, Ltd., Class A.......................................   3,825      148,716
    LPL Financial Holdings, Inc.................................  18,737    1,388,224
    MarketAxess Holdings, Inc...................................   3,198      890,099
    Marsh & McLennan Cos., Inc..................................  40,122    3,783,103
    Moody's Corp................................................  15,044    2,957,951
    MSCI, Inc...................................................  14,597    3,289,872
    S&P Global, Inc.............................................  23,025    5,080,697
    Santander Consumer USA Holdings, Inc........................  21,091      450,293

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    T Rowe Price Group, Inc.....................................   9,133 $    981,798
                                                                         ------------
TOTAL FINANCIALS................................................           43,616,838
                                                                         ------------
HEALTH CARE -- (9.2%)
    AbbVie, Inc.................................................  80,446    6,386,608
    AmerisourceBergen Corp......................................  60,089    4,492,254
    Amgen, Inc..................................................  93,489   16,764,447
*   Biogen, Inc.................................................  27,369    6,274,070
*   Catalent, Inc...............................................     504       22,589
*   Celgene Corp................................................  73,557    6,962,906
*   Cigna Corp..................................................   5,612      891,410
*   Elanco Animal Health, Inc...................................  10,680      336,420
    Eli Lilly & Co..............................................  95,261   11,149,347
    Encompass Health Corp.......................................  15,589    1,004,711
*   Exelixis, Inc...............................................   2,288       44,982
    Gilead Sciences, Inc........................................ 182,157   11,847,491
    Johnson & Johnson...........................................  68,418    9,660,622
    Merck & Co., Inc............................................ 226,437   17,822,856
*   Mettler-Toledo International, Inc...........................   4,446    3,313,426
*   Molina Healthcare, Inc......................................  12,577    1,630,357
*   Nektar Therapeutics.........................................  16,288      521,542
*   Waters Corp.................................................  14,817    3,164,022
    Zoetis, Inc.................................................  50,629    5,156,057
                                                                         ------------
TOTAL HEALTH CARE...............................................          107,446,117
                                                                         ------------
INDUSTRIALS -- (17.5%)
    3M Co.......................................................  76,750   14,544,892
    Allegion P.L.C..............................................  17,092    1,696,039
    Allison Transmission Holdings, Inc..........................  22,693    1,063,394
    American Airlines Group, Inc................................  50,289    1,718,878
    Boeing Co. (The)............................................  41,230   15,572,159
#   BWX Technologies, Inc.......................................   1,500       76,650
    Caterpillar, Inc............................................  93,447   13,028,381
    CH Robinson Worldwide, Inc..................................  32,291    2,615,571
    Cintas Corp.................................................   3,432      745,224
*   Copart, Inc.................................................  36,219    2,438,263
    CSX Corp....................................................  51,696    4,116,552
    Cummins, Inc................................................   5,198      864,375
    Deere & Co..................................................  46,325    7,672,810
    Delta Air Lines, Inc........................................  92,272    5,378,535
    Donaldson Co., Inc..........................................  20,479    1,096,446
    Emerson Electric Co.........................................  17,117    1,215,136
    Expeditors International of Washington, Inc.................  36,666    2,912,014
    Fastenal Co.................................................  65,386    4,612,982
    FedEx Corp..................................................  15,941    3,020,182
    General Dynamics Corp.......................................  17,163    3,067,371
    Graco, Inc..................................................  31,407    1,609,609
    Harris Corp.................................................  11,934    2,010,879
*   HD Supply Holdings, Inc.....................................  28,412    1,298,144
    Honeywell International, Inc................................  90,936   15,789,218
    Huntington Ingalls Industries, Inc..........................  10,810    2,406,090
    Illinois Tool Works, Inc....................................  32,379    5,039,144
    JB Hunt Transport Services, Inc.............................  27,962    2,641,850
    KAR Auction Services, Inc...................................  27,656    1,562,011
#   Lennox International, Inc...................................   2,197      596,376
    Lincoln Electric Holdings, Inc..............................   8,192      714,916
    Lockheed Martin Corp........................................  25,181    8,393,583
    Masco Corp..................................................   3,900      152,334

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
    Nordson Corp................................................   7,070 $  1,031,866
    Northrop Grumman Corp.......................................  21,045    6,101,156
    PACCAR, Inc.................................................  33,806    2,422,876
*   Resideo Technologies, Inc...................................   3,906       88,666
    Robert Half International, Inc..............................  26,339    1,635,388
    Rockwell Automation, Inc....................................  25,843    4,670,089
#   Rollins, Inc................................................  31,120    1,203,410
*   Sensata Technologies Holding P.L.C..........................   7,661      382,590
    Southwest Airlines Co.......................................  53,480    2,900,220
    Spirit AeroSystems Holdings, Inc., Class A..................  24,700    2,146,430
    Toro Co. (The)..............................................  18,495    1,352,909
    TransUnion..................................................  11,083      771,931
    Union Pacific Corp.......................................... 107,236   18,985,061
*   United Continental Holdings, Inc............................  65,695    5,837,658
    United Parcel Service, Inc., Class B........................  70,880    7,528,874
*   United Rentals, Inc.........................................  20,513    2,890,692
    Verisk Analytics, Inc.......................................  31,833    4,492,910
*   WABCO Holdings, Inc.........................................  12,337    1,633,912
    Waste Management, Inc.......................................  57,467    6,168,508
    WW Grainger, Inc............................................  12,899    3,637,518
                                                                         ------------
TOTAL INDUSTRIALS...............................................          205,552,672
                                                                         ------------
INFORMATION TECHNOLOGY -- (29.9%)
    Accenture P.L.C., Class A...................................  89,904   16,422,764
#*  Advanced Micro Devices, Inc................................. 144,135    3,982,450
    Alliance Data Systems Corp..................................  13,200    2,113,320
    Amphenol Corp., Class A.....................................  30,151    3,001,834
    Apple, Inc.................................................. 213,682   42,879,567
    Applied Materials, Inc...................................... 138,054    6,084,040
*   Aspen Technology, Inc.......................................   6,461      787,660
    Automatic Data Processing, Inc..............................  51,086    8,398,028
    Booz Allen Hamilton Holding Corp............................  24,512    1,453,316
    Broadridge Financial Solutions, Inc.........................  24,862    2,936,948
*   Cadence Design Systems, Inc.................................  17,149    1,189,798
    CDK Global, Inc.............................................   2,876      173,480
    CDW Corp....................................................  31,625    3,339,600
    Citrix Systems, Inc.........................................  27,351    2,761,357
*   F5 Networks, Inc............................................  12,438    1,951,522
*   Fair Isaac Corp.............................................   3,930    1,099,417
#*  Fiserv, Inc.................................................  43,370    3,783,599
*   Gartner, Inc................................................  13,578    2,158,495
*   GoDaddy, Inc., Class A......................................  14,999    1,222,418
    Intel Corp.................................................. 217,957   11,124,525
    International Business Machines Corp........................ 145,047   20,345,743
    Intuit, Inc.................................................  26,493    6,651,333
    Jack Henry & Associates, Inc................................  10,351    1,542,920
    KLA-Tencor Corp.............................................  40,399    5,150,064
    Lam Research Corp...........................................  19,914    4,130,761
    Mastercard, Inc., Class A................................... 103,339   26,272,907
    Maxim Integrated Products, Inc..............................  66,111    3,966,660
*   Micron Technology, Inc...................................... 170,453    7,169,253
    Microsoft Corp.............................................. 354,106   46,246,244
    NetApp, Inc.................................................  54,833    3,994,584
    NVIDIA Corp.................................................  51,136    9,255,616
*   ON Semiconductor Corp.......................................  33,818      779,843
    Oracle Corp................................................. 390,543   21,608,744
    Paychex, Inc................................................  38,825    3,273,336
#*  Paycom Software, Inc........................................   8,312    1,683,429
    QUALCOMM, Inc............................................... 119,601   10,301,234

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                    SHARES       VALUE+
                                                                   --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
*     Red Hat, Inc................................................     1,365 $      249,153
      Sabre Corp..................................................    58,513      1,214,730
      Seagate Technology P.L.C....................................    71,264      3,443,476
      Skyworks Solutions, Inc.....................................    15,610      1,376,490
      Texas Instruments, Inc......................................   122,062     14,382,565
      Total System Services, Inc..................................    29,928      3,059,839
#     Ubiquiti Networks, Inc......................................     4,939        841,853
      Visa, Inc., Class A.........................................   199,744     32,843,906
      Western Digital Corp........................................    19,367        990,041
      Western Union Co. (The).....................................    25,456        494,865
*     Zebra Technologies Corp., Class A...........................    12,547      2,649,174
                                                                             --------------
TOTAL INFORMATION TECHNOLOGY......................................              350,782,901
                                                                             --------------
MATERIALS -- (2.9%)
      Avery Dennison Corp.........................................    18,343      2,029,653
*     Axalta Coating Systems, Ltd.................................    59,171      1,596,434
*     Berry Global Group, Inc.....................................    30,253      1,778,876
      Celanese Corp...............................................    33,634      3,628,772
      Chemours Co. (The)..........................................    35,777      1,288,330
*     Crown Holdings, Inc.........................................    31,101      1,807,901
      Eastman Chemical Co.........................................     7,037        555,078
      Freeport-McMoRan, Inc.......................................   196,418      2,417,906
      International Paper Co......................................    60,286      2,821,988
      LyondellBasell Industries NV, Class A.......................    43,157      3,807,742
      NewMarket Corp..............................................       319        133,846
      Packaging Corp. of America..................................    24,404      2,419,901
      PPG Industries, Inc.........................................    26,978      3,169,915
      Sealed Air Corp.............................................    11,977        558,368
      Sherwin-Williams Co. (The)..................................     9,495      4,318,611
      Southern Copper Corp........................................     2,568         98,662
      Steel Dynamics, Inc.........................................    50,290      1,593,187
      WR Grace & Co...............................................     1,617        122,213
                                                                             --------------
TOTAL MATERIALS...................................................               34,147,383
                                                                             --------------
UTILITIES -- (0.1%)
      NRG Energy, Inc.............................................    11,621        478,437
                                                                             --------------
TOTAL COMMON STOCKS...............................................            1,153,343,461
                                                                             --------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 7,126,990      7,126,990
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S)  The DFA Short Term Investment Fund.......................... 1,001,149     11,584,296
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,056,774,833)...........................................           $1,172,054,747
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                     LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                   ------------ ------- ------- ------------
Common Stocks
   Communication Services......................... $ 69,762,114   --      --    $ 69,762,114
   Consumer Discretionary.........................  208,894,060   --      --     208,894,060

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------------------
                                                      LEVEL 1         LEVEL 2   LEVEL 3     TOTAL
                                                   --------------   ----------- ------- --------------
   Consumer Staples............................... $  109,293,420            --   --    $  109,293,420
   Energy.........................................     23,369,519            --   --        23,369,519
   Financials.....................................     43,616,838            --   --        43,616,838
   Health Care....................................    107,446,117            --   --       107,446,117
   Industrials....................................    205,552,672            --   --       205,552,672
   Information Technology.........................    350,782,901            --   --       350,782,901
   Materials......................................     34,147,383            --   --        34,147,383
   Utilities......................................        478,437            --   --           478,437
Temporary Cash Investments........................      7,126,990            --   --         7,126,990
Securities Lending Collateral.....................             --   $11,584,296   --        11,584,296
                                                   --------------   -----------   --    --------------
TOTAL............................................. $1,160,470,451   $11,584,296   --    $1,172,054,747
                                                   ==============   ===========   ==    ==============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
COMMON STOCKS -- (93.1%)
AUSTRALIA -- (5.8%)
    Amcor, Ltd.................................................. 111,585 $ 1,261,339
    Aristocrat Leisure, Ltd.....................................  64,460   1,186,617
    Aurizon Holdings, Ltd.......................................  38,508     129,214
    Beach Energy, Ltd........................................... 222,548     333,721
    BHP Group, Ltd.............................................. 193,864   5,130,096
    BlueScope Steel, Ltd........................................  11,644     110,651
    Brambles, Ltd...............................................  93,157     791,619
    Caltex Australia, Ltd.......................................  31,359     601,317
    CIMIC Group, Ltd............................................  10,548     376,286
    Coca-Cola Amatil, Ltd.......................................  52,976     328,615
    Cochlear, Ltd...............................................   5,354     707,718
*   Coles Group, Ltd............................................ 125,869   1,119,126
    Computershare, Ltd..........................................  51,520     648,134
    CSL, Ltd....................................................  22,583   3,167,532
#   Domino's Pizza Enterprises, Ltd.............................   4,701     142,503
    Evolution Mining, Ltd.......................................  99,657     224,645
    Flight Centre Travel Group, Ltd.............................   2,958      80,130
    Fortescue Metals Group, Ltd................................. 123,385     623,490
    IDP Education, Ltd..........................................     949      10,443
    Iluka Resources, Ltd........................................  14,185      86,560
    James Hardie Industries P.L.C...............................  45,581     620,143
    Macquarie Group, Ltd........................................   4,672     443,999
    Magellan Financial Group, Ltd...............................  12,548     394,980
    Medibank Pvt, Ltd........................................... 288,214     580,856
    Northern Star Resources, Ltd................................  68,179     394,794
    Qantas Airways, Ltd.........................................  95,797     378,946
    Ramsay Health Care, Ltd.....................................  15,584     717,673
    REA Group, Ltd..............................................   5,212     293,720
    Reece, Ltd..................................................   9,871      71,851
    Rio Tinto, Ltd..............................................  20,575   1,386,803
    Seek, Ltd...................................................  22,265     285,972
    Telstra Corp., Ltd.......................................... 272,240     648,433
    TPG Telecom, Ltd............................................  24,792     117,804
    Wesfarmers, Ltd.............................................  74,353   1,887,249
    Woolworths Group, Ltd.......................................  67,496   1,515,456
                                                                         -----------
TOTAL AUSTRALIA.................................................          26,798,435
                                                                         -----------
AUSTRIA -- (0.2%)
    OMV AG......................................................  11,997     643,508
    Voestalpine AG..............................................   4,436     142,724
                                                                         -----------
TOTAL AUSTRIA...................................................             786,232
                                                                         -----------
BELGIUM -- (1.0%)
#   Anheuser-Busch InBev SA.....................................  30,001   2,667,303
    Colruyt SA..................................................   5,366     387,367
    Proximus SADP...............................................  15,552     435,566
    UCB SA......................................................  16,964   1,348,281
                                                                         -----------
TOTAL BELGIUM...................................................           4,838,517
                                                                         -----------
CANADA -- (8.1%)
*   Air Canada..................................................   7,400     177,640
    Alimentation Couche-Tard, Inc., Class B.....................  23,059   1,359,581
*   B2Gold Corp.................................................  88,340     240,022
    Barrick Gold Corp...........................................  56,169     714,009

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CANADA -- (Continued)
    Barrick Gold Corp...........................................   2,592 $    32,970
*   Bausch Health Cos., Inc.....................................  14,622     337,622
*   Bausch Health Cos., Inc.....................................  20,641     476,698
    BCE, Inc....................................................   8,457     378,366
    CAE, Inc....................................................   5,619     130,692
    CAE, Inc....................................................  16,865     392,786
#*  Canada Goose Holdings, Inc..................................   2,000     106,800
#*  Canada Goose Holdings, Inc..................................   2,775     148,157
    Canadian National Railway Co................................  34,801   3,228,837
    Canadian Natural Resources, Ltd.............................  55,067   1,653,202
    Canadian Natural Resources, Ltd.............................  21,555     646,219
    Canadian Pacific Railway, Ltd...............................   5,828   1,305,880
    Canadian Tire Corp., Ltd., Class A..........................   6,182     680,449
    CCL Industries, Inc., Class B...............................  15,547     663,216
*   CGI, Inc....................................................  10,702     768,725
    CI Financial Corp...........................................  23,373     336,193
    Cogeco Communications, Inc..................................   1,467      97,424
    Constellation Software, Inc.................................   1,525   1,345,568
    Dollarama, Inc..............................................   3,900     117,143
    Encana Corp................................................. 154,857   1,072,683
    Enerplus Corp...............................................   9,100      83,277
    Finning International, Inc..................................  14,300     256,711
    FirstService Corp...........................................   2,000     174,039
    George Weston, Ltd..........................................   6,904     515,494
    Gildan Activewear, Inc......................................  15,837     583,910
    Husky Energy, Inc...........................................  32,875     356,798
    Inter Pipeline, Ltd.........................................  37,917     617,563
    Keyera Corp.................................................  19,237     444,560
    Kirkland Lake Gold, Ltd.....................................  12,700     410,567
    Kirkland Lake Gold, Ltd.....................................   2,510      81,123
    Linamar Corp................................................   2,527      95,859
    Loblaw Cos., Ltd............................................  17,285     846,768
    Magna International, Inc....................................  35,924   1,998,811
    Methanex Corp...............................................   6,154     337,978
    National Bank of Canada.....................................  29,126   1,387,491
    Norbord, Inc................................................   2,300      58,577
#   Northland Power, Inc........................................   9,200     163,577
    Open Text Corp..............................................  14,800     568,933
    Open Text Corp..............................................   8,945     343,935
    Parkland Fuel Corp..........................................  11,900     366,762
    Quebecor, Inc., Class B.....................................  12,282     306,294
    Restaurant Brands International, Inc........................   5,900     385,083
    Restaurant Brands International, Inc........................   5,572     363,517
    Rogers Communications, Inc., Class B........................  16,835     847,137
    Royal Bank of Canada........................................  34,564   2,754,405
*   Seven Generations Energy, Ltd., Class A.....................  21,591     169,221
    Shaw Communications, Inc., Class B..........................  19,962     404,247
    Shaw Communications, Inc., Class B..........................  32,364     655,371
*   Spin Master Corp............................................   1,500      49,858
    Suncor Energy, Inc..........................................  52,396   1,727,891
    Suncor Energy, Inc..........................................  40,200   1,326,600
    Teck Resources, Ltd., Class B...............................  53,376   1,262,342
    TFI International, Inc......................................   6,400     210,196
#   Toromont Industries, Ltd....................................   7,438     386,807
#   Vermilion Energy, Inc.......................................   4,600     117,464
    Vermilion Energy, Inc.......................................   7,737     197,758
    West Fraser Timber Co., Ltd.................................   6,100     314,038
                                                                         -----------
TOTAL CANADA....................................................          37,581,844
                                                                         -----------

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
DENMARK -- (1.4%)
    Coloplast A.S., Class B.....................................   7,887 $   851,965
    Novo Nordisk A.S., Class B.................................. 112,830   5,528,054
    Pandora A.S.................................................   8,075     339,184
                                                                         -----------
TOTAL DENMARK...................................................           6,719,203
                                                                         -----------
FINLAND -- (0.9%)
    Elisa Oyj...................................................  12,448     528,643
    Kone Oyj, Class B...........................................  20,771   1,141,329
#   Neste Oyj...................................................  32,832   1,085,185
    Orion Oyj, Class B..........................................   1,083      36,112
    Stora Enso Oyj, Class R.....................................  33,187     413,295
    UPM-Kymmene Oyj.............................................   9,371     264,588
    Wartsila Oyj Abp............................................  48,121     770,536
                                                                         -----------
TOTAL FINLAND...................................................           4,239,688
                                                                         -----------
FRANCE -- (9.4%)
    Aeroports de Paris..........................................   1,646     335,311
    Air Liquide SA..............................................   9,703   1,290,808
    Airbus SE...................................................  27,556   3,773,234
    Arkema SA...................................................   7,158     734,959
    Atos SE.....................................................   1,182     121,877
    BioMerieux..................................................     367      29,149
#   Bouygues SA.................................................  22,483     846,313
#   Bureau Veritas SA...........................................  23,154     586,923
#   Carrefour SA................................................   4,191      81,683
    Cie Generale des Etablissements Michelin SCA................  20,502   2,651,124
    Danone SA...................................................  29,506   2,386,373
    Eiffage SA..................................................   9,816   1,024,900
    Electricite de France SA....................................  35,897     518,422
#   Eurofins Scientific SE......................................   1,040     476,245
    Eutelsat Communications SA..................................   5,255      94,973
    Faurecia SA.................................................   5,934     301,931
    Hermes International........................................   1,457   1,025,096
    Iliad SA....................................................   2,852     290,553
    Ipsen SA....................................................   3,809     444,853
#   Kering SA...................................................   3,989   2,360,508
    Legrand SA..................................................  27,507   2,023,219
#   LVMH Moet Hennessy Louis Vuitton SE.........................  16,314   6,405,155
    Orange SA................................................... 135,207   2,113,090
#   Peugeot SA..................................................  74,710   1,958,812
    Publicis Groupe SA..........................................   2,812     167,135
    Safran SA...................................................   6,795     990,447
    Sartorius Stedim Biotech....................................   1,515     205,774
    SEB SA......................................................   2,553     467,738
    SES SA......................................................   6,218     105,878
    Sodexo SA...................................................  10,442   1,197,255
    STMicroelectronics NV.......................................  82,777   1,520,177
    Teleperformance.............................................   5,159     991,770
    Thales SA...................................................  12,245   1,463,002
*   Ubisoft Entertainment SA....................................   6,204     592,719
    Valeo SA....................................................  24,525     892,041
#   Vinci SA....................................................  29,561   2,985,551
                                                                         -----------
TOTAL FRANCE....................................................          43,454,998
                                                                         -----------
GERMANY -- (6.9%)
    Adidas AG...................................................   9,039   2,328,338
    Axel Springer SE............................................   5,256     297,698
    BASF SE.....................................................  46,056   3,760,055

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
    Bayerische Motoren Werke AG.................................    21,924 $ 1,870,302
    Continental AG..............................................     7,858   1,303,570
    Covestro AG.................................................    19,820   1,089,061
    Deutsche Boerse AG..........................................    15,758   2,105,621
    Deutsche Lufthansa AG.......................................    32,636     789,587
    Deutsche Post AG............................................    59,452   2,066,577
    Deutsche Telekom AG.........................................   208,363   3,491,101
    E.ON SE.....................................................   236,568   2,543,514
    Evonik Industries AG........................................    15,080     450,178
    Fielmann AG.................................................     2,260     160,684
    Fresenius Medical Care AG & Co. KGaA........................     6,382     537,897
    Fuchs Petrolub SE...........................................     3,253     129,895
    Hella GmbH & Co KGaA........................................     2,433     132,718
    Hochtief AG.................................................     1,827     273,153
    Hugo Boss AG................................................     2,031     141,914
    Infineon Technologies AG....................................   103,951   2,464,220
*   Innogy SE...................................................     5,407     234,557
    KION Group AG...............................................     7,765     534,175
    Lanxess AG..................................................     6,122     354,518
    METRO AG....................................................    24,514     416,530
    MTU Aero Engines AG.........................................     5,095   1,202,062
    Nemetschek SE...............................................     1,411     261,035
    Rational AG.................................................       333     224,866
    RTL Group SA................................................     3,727     210,009
    Symrise AG..................................................    12,385   1,192,093
    Thyssenkrupp AG.............................................     4,973      70,112
    United Internet AG..........................................     8,836     355,250
    Volkswagen AG...............................................     2,309     413,997
    Wirecard AG.................................................     3,749     566,352
                                                                           -----------
TOTAL GERMANY...................................................            31,971,639
                                                                           -----------
HONG KONG -- (2.9%)
    AIA Group, Ltd..............................................   193,000   1,976,211
    ASM Pacific Technology, Ltd.................................    33,500     388,567
    BOC Aviation, Ltd...........................................    26,500     227,780
#   Chow Tai Fook Jewellery Group, Ltd..........................   116,000     124,155
    Galaxy Entertainment Group, Ltd.............................   136,000   1,018,536
    Hang Seng Bank, Ltd.........................................    45,400   1,192,822
    HKT Trust & HKT, Ltd........................................   460,000     713,187
    Hong Kong Exchanges & Clearing, Ltd.........................    63,435   2,203,656
    Melco International Development, Ltd........................    51,000     125,323
#   MGM China Holdings, Ltd.....................................    96,400     199,005
    NagaCorp., Ltd..............................................   156,000     200,327
    PCCW, Ltd...................................................   529,000     318,976
    Prada SpA...................................................    57,300     161,169
    Samsonite International SA..................................   168,900     484,402
    Sands China, Ltd............................................   107,200     590,046
    Techtronic Industries Co., Ltd..............................   148,500   1,074,620
    Vitasoy International Holdings, Ltd.........................    66,000     332,323
    WH Group, Ltd............................................... 1,079,500   1,277,278
    Wynn Macau, Ltd.............................................   128,000     368,278
    Xinyi Glass Holdings, Ltd...................................   216,000     247,045
    Yue Yuen Industrial Holdings, Ltd...........................    82,000     264,858
                                                                           -----------
TOTAL HONG KONG.................................................            13,488,564
                                                                           -----------
IRELAND -- (0.4%)
    CRH P.L.C., Sponsored ADR...................................     2,163      72,785
    Glanbia P.L.C...............................................    15,625     287,367

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
IRELAND -- (Continued)
    Kerry Group P.L.C., Class A.................................   5,944 $  665,780
    Kingspan Group P.L.C........................................   8,982    472,220
    Smurfit Kappa Group P.L.C...................................  14,377    421,596
                                                                         ----------
TOTAL IRELAND...................................................          1,919,748
                                                                         ----------
ISRAEL -- (0.4%)
    Bank Leumi Le-Israel BM.....................................  18,070    123,742
    Bezeq The Israeli Telecommunication Corp., Ltd..............  83,741     57,285
    Delek Group, Ltd............................................     249     47,419
    Elbit Systems, Ltd..........................................   1,440    200,735
    Elbit Systems, Ltd..........................................     108     15,089
    Israel Chemicals, Ltd.......................................  42,714    226,802
    Israel Discount Bank, Ltd., Class A.........................  83,748    326,925
    Mizrahi Tefahot Bank, Ltd...................................   9,405    203,591
*   Nice, Ltd...................................................     155     21,352
#*  Nice, Ltd., Sponsored ADR...................................   3,246    447,494
    Strauss Group, Ltd..........................................   2,965     75,635
*   Tower Semiconductor, Ltd....................................     700     12,579
                                                                         ----------
TOTAL ISRAEL....................................................          1,758,648
                                                                         ----------
ITALY -- (1.9%)
    A2A SpA.....................................................  80,563    134,833
    CNH Industrial NV...........................................  87,697    953,431
    Enel SpA.................................................... 260,577  1,650,016
    Eni SpA..................................................... 117,209  1,997,375
    Ferrari NV..................................................   1,191    161,537
#   Ferrari NV..................................................   7,841  1,066,611
    Fiat Chrysler Automobiles NV................................ 116,979  1,802,797
    FinecoBank Banca Fineco SpA.................................  28,869    380,261
    Moncler SpA.................................................  11,948    491,233
    Recordati SpA...............................................   4,602    185,956
                                                                         ----------
TOTAL ITALY.....................................................          8,824,050
                                                                         ----------
JAPAN -- (21.0%)
    Acom Co., Ltd...............................................  33,200    116,668
    Advantest Corp..............................................  19,200    544,487
    Aeon Co., Ltd...............................................  35,600    658,121
#   Ain Holdings, Inc...........................................   2,500    198,862
    Air Water, Inc..............................................  12,400    189,145
    Aisin Seiki Co., Ltd........................................  10,700    413,928
    Alps Alpine Co., Ltd........................................  27,400    579,476
    Asahi Group Holdings, Ltd...................................  24,000  1,046,479
    Asahi Intecc Co., Ltd.......................................   8,900    450,865
    Astellas Pharma, Inc........................................  87,400  1,183,734
    Bandai Namco Holdings, Inc..................................  23,300  1,117,022
    Benefit One, Inc............................................   5,300    110,839
    Bridgestone Corp............................................  42,000  1,666,156
    Brother Industries, Ltd.....................................  26,200    517,318
    Calbee, Inc.................................................   6,200    171,680
    Capcom Co., Ltd.............................................   6,900    155,689
    Colowide Co., Ltd...........................................   3,600     72,322
    Cosmo Energy Holdings Co., Ltd..............................   6,600    136,294
    Cosmos Pharmaceutical Corp..................................   1,100    175,847
    Create SD Holdings Co., Ltd.................................   1,500     34,694
    CyberAgent, Inc.............................................   9,200    368,775
#   Daifuku Co., Ltd............................................   9,200    565,990
    Daiichikosho Co., Ltd.......................................   4,000    195,980
    Daikin Industries, Ltd......................................  12,000  1,527,834

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Daio Paper Corp.............................................   6,900 $   79,885
    Daito Trust Construction Co., Ltd...........................   5,800    776,640
    Daiwa House Industry Co., Ltd...............................  41,900  1,174,436
    DIC Corp....................................................   8,200    240,863
    Disco Corp..................................................   2,400    415,312
    DMG Mori Co., Ltd...........................................   7,300    105,267
    en-japan, Inc...............................................   1,800     58,617
    Fast Retailing Co., Ltd.....................................   3,000  1,735,771
    FP Corp.....................................................     700     42,650
    Fuji Electric Co., Ltd......................................  13,700    485,679
#   Fuji Kyuko Co., Ltd.........................................   2,100     79,591
    Fujitsu, Ltd................................................  13,700  1,005,780
    Furukawa Electric Co., Ltd..................................   5,800    153,091
    Fuyo General Lease Co., Ltd.................................     400     19,979
    GMO internet, Inc...........................................   6,800    105,546
    GMO Payment Gateway, Inc....................................   3,200    255,173
#   Goldwin, Inc................................................   1,000    159,910
    GungHo Online Entertainment, Inc............................  34,300    107,012
    Hakuhodo DY Holdings, Inc...................................  22,500    380,428
    Haseko Corp.................................................  34,500    417,242
    Hikari Tsushin, Inc.........................................   1,871    346,900
    Hino Motors, Ltd............................................  29,900    283,466
    HIS Co., Ltd................................................   2,000     63,882
    Hitachi Capital Corp........................................   5,700    132,729
    Hitachi Construction Machinery Co., Ltd.....................  14,000    375,950
    Hitachi, Ltd................................................  28,700    954,511
    Horiba, Ltd.................................................   3,100    187,758
    Hoya Corp...................................................  18,800  1,327,799
    Idemitsu Kosan Co., Ltd.....................................  22,338    725,806
    IHI Corp....................................................  19,600    467,919
    Isuzu Motors, Ltd...........................................  32,600    469,529
    Ito En, Ltd.................................................   4,700    234,493
#   Iwatani Corp................................................   3,700    115,964
    Izumi Co., Ltd..............................................   3,600    157,232
    Japan Airlines Co., Ltd.....................................   1,800     58,704
#   Japan Exchange Group, Inc...................................  55,700    909,559
    Japan Tobacco, Inc..........................................  75,000  1,733,071
    JTEKT Corp..................................................  19,700    254,124
    JXTG Holdings, Inc.......................................... 220,900  1,074,720
    Kajima Corp.................................................  37,500    556,579
    Kakaku.com, Inc.............................................  11,700    241,049
    Kaken Pharmaceutical Co., Ltd...............................   2,100     89,956
    Kao Corp....................................................  24,400  1,883,617
    Kawasaki Heavy Industries, Ltd..............................  10,700    249,984
    KDDI Corp................................................... 133,900  3,086,066
    Keihan Holdings Co., Ltd....................................   1,400     59,620
    Kirin Holdings Co., Ltd.....................................  31,500    716,577
    Kobe Bussan Co., Ltd........................................   2,400     95,490
    Koito Manufacturing Co., Ltd................................  12,000    718,569
    Komatsu, Ltd................................................  62,900  1,624,732
    Konami Holdings Corp........................................   3,200    145,714
    Konica Minolta, Inc.........................................  53,000    532,206
    Kose Corp...................................................   2,700    505,780
    Kusuri no Aoki Holdings Co., Ltd............................   1,500    105,926
    Kyoritsu Maintenance Co., Ltd...............................   2,700    138,742
    Kyudenko Corp...............................................   1,500     42,808
    Lasertec Corp...............................................   3,800    172,668
    Lawson, Inc.................................................   5,600    261,465
    M3, Inc.....................................................  35,600    635,520

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Maruha Nichiro Corp.........................................   4,300 $  136,660
    McDonald's Holdings Co. Japan, Ltd..........................   4,600    213,019
    MEIJI Holdings Co., Ltd.....................................   8,300    654,255
#   Minebea Mitsumi, Inc........................................  44,100    786,506
    Mitsubishi Chemical Holdings Corp...........................  79,200    564,668
    Mitsubishi UFJ Lease & Finance Co., Ltd.....................  50,600    258,006
    Mitsui Chemicals, Inc.......................................  22,800    560,467
    Mixi, Inc...................................................   6,200    133,970
    MonotaRO Co., Ltd...........................................  11,200    257,909
    Morinaga & Co., Ltd.........................................   2,800    116,896
    Murata Manufacturing Co., Ltd...............................  25,600  1,285,469
    NET One Systems Co., Ltd....................................   5,430    140,984
    Nichirei Corp...............................................   8,600    199,259
    Nidec Corp..................................................   7,800  1,114,141
    Nifco, Inc..................................................  10,000    282,290
    Nihon M&A Center, Inc.......................................  12,600    359,552
    Nihon Unisys, Ltd...........................................   7,600    194,836
    Nippon Suisan Kaisha, Ltd...................................  25,400    178,218
    Nipro Corp..................................................  17,400    216,142
    Nissan Chemical Corp........................................  11,200    498,977
#   Nissan Motor Co., Ltd....................................... 160,100  1,285,289
    Nitori Holdings Co., Ltd....................................   3,600    429,489
    Nitto Denko Corp............................................  18,900  1,021,871
    Noevir Holdings Co., Ltd....................................     700     36,790
    Nomura Research Institute, Ltd..............................   8,700    425,856
    NSK, Ltd....................................................  45,100    468,754
    NTN Corp....................................................  30,800    101,665
    NTT Data Corp...............................................  36,100    420,962
    NTT DOCOMO, Inc.............................................  89,800  1,950,059
    Olympus Corp................................................  87,600    983,188
    Open House Co., Ltd.........................................   2,900    106,541
    Oracle Corp.................................................   3,300    226,273
    OSG Corp....................................................   7,500    150,985
    Otsuka Corp.................................................   3,000    117,999
    Panasonic Corp.............................................. 166,900  1,536,847
    Park24 Co., Ltd.............................................  10,000    210,395
    Penta-Ocean Construction Co., Ltd...........................   4,500     20,644
*   PeptiDream, Inc.............................................   8,700    471,278
    Persol Holdings Co., Ltd....................................  18,500    348,714
    Pigeon Corp.................................................  10,700    458,127
    Pilot Corp..................................................   3,000    124,001
    Rakuten, Inc................................................  91,100  1,019,182
    Recruit Holdings Co., Ltd...................................  56,500  1,701,433
    Relo Group, Inc.............................................   8,700    237,606
*   Renesas Electronics Corp.................................... 106,200    568,774
    Ryohin Keikaku Co., Ltd.....................................   2,500    476,860
    Sankyu, Inc.................................................   5,800    278,165
    Sanwa Holdings Corp.........................................  17,500    210,775
    Sapporo Holdings, Ltd.......................................   7,100    145,606
    SCREEN Holdings Co., Ltd....................................   5,000    240,186
    SCSK Corp...................................................   3,300    156,818
    Seibu Holdings, Inc.........................................  28,000    455,797
    Sekisui Chemical Co., Ltd...................................   7,700    123,612
    Seria Co., Ltd..............................................   2,800     83,282
    Seven & I Holdings Co., Ltd.................................  50,600  1,751,129
    Seven Bank, Ltd.............................................  66,500    180,908
    Sharp Corp..................................................  23,000    256,576
    Shiseido Co., Ltd...........................................  18,900  1,486,636
    Showa Denko K.K.............................................  19,000    648,661

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
#   Skylark Holdings Co., Ltd...................................  21,100 $   347,568
    SoftBank Group Corp.........................................  57,500   6,096,801
    Sony Corp...................................................  87,200   4,392,098
    Stanley Electric Co., Ltd...................................   8,000     216,904
    SUMCO Corp..................................................  30,300     399,713
#   Sumitomo Rubber Industries, Ltd.............................  22,403     275,475
    Sundrug Co., Ltd............................................   7,700     206,441
    Suntory Beverage & Food, Ltd................................   5,500     243,205
    Sushiro Global Holdings, Ltd................................   1,600     104,746
    Suzuki Motor Corp...........................................  22,700   1,035,884
    Sysmex Corp.................................................   7,700     441,226
    Taiheiyo Cement Corp........................................  14,000     451,483
    Taisei Corp.................................................  23,900   1,051,602
    Taiyo Nippon Sanso Corp.....................................  10,400     173,282
    Taiyo Yuden Co., Ltd........................................  16,200     394,529
    TDK Corp....................................................   7,900     692,151
    TechnoPro Holdings, Inc.....................................   3,400     204,573
    Teijin, Ltd.................................................  22,800     392,208
    Terumo Corp.................................................  34,900   1,053,235
    Toei Animation Co., Ltd.....................................     900      44,738
#   Tokai Carbon Co., Ltd.......................................  22,100     255,732
    Tokuyama Corp...............................................   7,300     181,369
    Tokyo Century Corp..........................................   5,600     259,000
    Tokyo Electron, Ltd.........................................   9,500   1,507,967
    Topcon Corp.................................................     600       7,291
    Tosoh Corp..................................................  34,600     557,878
    Toyo Tire Corp..............................................  14,100     164,948
    Toyoda Gosei Co., Ltd.......................................   4,400      91,596
    Toyota Boshoku Corp.........................................   6,800     100,478
    Trend Micro, Inc............................................  11,200     559,909
    Tsuruha Holdings, Inc.......................................   3,100     264,200
    Ube Industries, Ltd.........................................   8,700     186,143
    Ulvac, Inc..................................................   4,100     138,114
    Unicharm Corp...............................................  14,500     478,526
    USS Co., Ltd................................................  17,700     339,766
    Welcia Holdings Co., Ltd....................................   5,000     197,089
    Yahoo Japan Corp............................................ 133,000     355,039
    Yamaha Motor Co., Ltd.......................................  39,800     820,756
    Yaoko Co., Ltd..............................................   2,000      95,178
    Yaskawa Electric Corp.......................................  26,500     986,537
    Yokohama Rubber Co., Ltd. (The).............................   5,900     111,172
    Zenkoku Hosho Co., Ltd......................................   4,800     168,546
    Zensho Holdings Co., Ltd....................................   8,100     182,579
    ZOZO, Inc...................................................  16,400     291,321
                                                                         -----------
TOTAL JAPAN.....................................................          97,323,214
                                                                         -----------
NETHERLANDS -- (3.0%)
#   ASML Holding NV.............................................   9,811   2,048,643
    ASML Holding NV.............................................   2,890     603,490
    GrandVision NV..............................................   6,983     157,142
#   Heineken NV.................................................  15,506   1,676,312
    Koninklijke KPN NV.......................................... 442,359   1,359,526
*   OCI NV......................................................   7,748     225,032
    Randstad NV.................................................   9,832     562,304
    Unilever NV.................................................  78,582   4,754,997
#   Unilever NV.................................................   4,014     242,865
    Wolters Kluwer NV...........................................  31,955   2,230,378
                                                                         -----------
TOTAL NETHERLANDS...............................................          13,860,689
                                                                         -----------

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd............................................  36,784 $   413,511
    Air New Zealand, Ltd........................................  33,783      60,498
    Fisher & Paykel Healthcare Corp., Ltd.......................   2,889      30,562
    Spark New Zealand, Ltd...................................... 203,751     499,939
    Z Energy, Ltd...............................................  15,488      65,485
                                                                         -----------
TOTAL NEW ZEALAND...............................................           1,069,995
                                                                         -----------
NORWAY -- (0.8%)
    Aker BP ASA.................................................  10,671     352,223
    Austevoll Seafood ASA.......................................   4,937      57,515
    Bakkafrost P/F..............................................   1,233      63,331
    Equinor ASA.................................................  95,318   2,124,793
    Mowi ASA....................................................   6,167     133,796
    Salmar ASA..................................................   3,568     162,290
    Telenor ASA.................................................  48,258     970,075
                                                                         -----------
TOTAL NORWAY....................................................           3,864,023
                                                                         -----------
PORTUGAL -- (0.1%)
    Jeronimo Martins SGPS SA....................................  24,197     394,376
                                                                         -----------
SINGAPORE -- (1.0%)
    Dairy Farm International Holdings, Ltd......................  30,000     235,008
    Genting Singapore, Ltd...................................... 698,800     506,712
    Great Eastern Holdings, Ltd.................................   2,500      47,717
    Jardine Cycle & Carriage, Ltd...............................  11,500     300,499
    SATS, Ltd...................................................  57,800     222,301
    Sembcorp Industries, Ltd.................................... 102,900     201,236
    Singapore Airlines, Ltd.....................................  65,100     463,859
    Singapore Exchange, Ltd.....................................  68,600     372,476
    Singapore Technologies Engineering, Ltd..................... 137,800     401,550
    Singapore Telecommunications, Ltd........................... 442,500   1,022,622
    United Overseas Bank, Ltd...................................  36,400     745,416
    Venture Corp., Ltd..........................................  25,200     316,037
                                                                         -----------
TOTAL SINGAPORE.................................................           4,835,433
                                                                         -----------
SPAIN -- (2.8%)
    Acciona SA..................................................   3,342     387,608
    ACS Actividades de Construccion y Servicios SA..............  37,076   1,704,953
    Aena SME SA.................................................   8,598   1,596,371
    Amadeus IT Group SA.........................................  24,309   1,937,346
    Cellnex Telecom SA..........................................  15,597     480,451
    Enagas SA...................................................  13,992     399,127
    Endesa SA...................................................  39,557     986,883
*   Fomento de Construcciones y Contratas SA....................   8,112      99,469
    Grifols SA..................................................  19,327     537,122
    Industria de Diseno Textil SA...............................  56,714   1,717,221
    Naturgy Energy Group SA.....................................  14,393     409,744
    Telefonica SA............................................... 353,217   2,944,894
                                                                         -----------
TOTAL SPAIN.....................................................          13,201,189
                                                                         -----------
SWEDEN -- (2.5%)
    Atlas Copco AB, Class A.....................................  32,468   1,013,466
#   Atlas Copco AB, Class B.....................................  19,019     541,702
    Axfood AB...................................................   8,155     149,690
    Boliden AB..................................................  32,420     964,817
    Electrolux AB, Series B.....................................  27,243     667,680
*   Epiroc AB, Class A..........................................  37,373     386,347

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SWEDEN -- (Continued)
*   Epiroc AB, Class B..........................................    22,901 $   226,623
    Essity AB, Class B..........................................    19,261     571,106
#   Hennes & Mauritz AB, Class B................................    48,453     845,454
    Indutrade AB................................................     7,221     220,780
    Kindred Group P.L.C.........................................     9,742      85,074
    Loomis AB, Class B..........................................     6,914     255,799
    Millicom International Cellular SA..........................     5,707     333,814
#   Sandvik AB..................................................    71,240   1,319,250
#   Securitas AB, Class B.......................................    32,022     559,954
    SKF AB, Class A.............................................       811      15,007
    SKF AB, Class B.............................................    44,840     832,319
*   Swedish Orphan Biovitrum AB.................................     9,888     180,423
    Tele2 AB, Class B...........................................    23,307     311,371
    Volvo AB, Class A...........................................    13,649     218,528
    Volvo AB, Class B...........................................   104,937   1,681,765
                                                                           -----------
TOTAL SWEDEN....................................................            11,380,969
                                                                           -----------
SWITZERLAND -- (7.5%)
    ABB, Ltd....................................................   124,551   2,561,853
    EMS-Chemie Holding AG.......................................     1,043     631,629
    Geberit AG..................................................     4,718   1,978,299
    Givaudan SA.................................................     1,064   2,755,020
    Kuehne + Nagel International AG.............................     7,013   1,019,373
    Logitech International SA...................................       914      35,390
    Nestle SA...................................................    53,459   5,146,904
    Partners Group Holding AG...................................     1,714   1,292,810
    Roche Holding AG............................................     1,798     470,408
    Roche Holding AG............................................    46,633  12,304,737
    Schindler Holding AG........................................     2,231     474,319
    SGS SA......................................................       515   1,358,853
    Sika AG.....................................................    12,303   1,885,091
    Straumann Holding AG........................................     1,009     815,444
#   Swisscom AG.................................................     2,586   1,204,958
    Temenos AG..................................................     5,708     949,512
                                                                           -----------
TOTAL SWITZERLAND...............................................            34,884,600
                                                                           -----------
UNITED KINGDOM -- (14.9%)
    Admiral Group P.L.C.........................................    20,419     588,155
    Anglo American P.L.C........................................    58,599   1,520,626
    Ashtead Group P.L.C.........................................    61,998   1,721,513
#   AstraZeneca P.L.C., Sponsored ADR...........................   143,050   5,387,263
    AstraZeneca P.L.C...........................................     3,067     228,491
    Auto Trader Group P.L.C.....................................    77,951     576,242
    BAE Systems P.L.C...........................................   380,128   2,443,189
    Berkeley Group Holdings P.L.C...............................     8,008     392,845
    BHP Group P.L.C.............................................   131,628   3,107,021
    BT Group P.L.C.............................................. 1,117,363   3,334,226
    Bunzl P.L.C.................................................    31,970     964,250
    Burberry Group P.L.C........................................    47,154   1,242,838
    Burford Capital, Ltd........................................    13,194     282,311
    Centrica P.L.C..............................................   699,457     972,362
    Coca-Cola HBC AG............................................     8,079     289,352
    Compass Group P.L.C.........................................    87,425   1,989,253
    Croda International P.L.C...................................    14,434     977,742
    Diageo P.L.C., Sponsored ADR................................    31,343   5,285,683
    Evraz P.L.C.................................................    38,809     318,682
    Experian P.L.C..............................................    99,104   2,884,809
    Ferguson P.L.C..............................................    29,833   2,123,107

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                     SHARES     VALUE>>
                                                                   ---------- ------------
UNITED KINGDOM -- (Continued)
      Fresnillo P.L.C.............................................     20,442 $    200,215
      G4S P.L.C...................................................     57,218      161,716
      GlaxoSmithKline P.L.C., Sponsored ADR.......................    110,184    4,531,868
      GlaxoSmithKline P.L.C.......................................     14,845      304,964
      Halma P.L.C.................................................     12,630      297,180
      Hargreaves Lansdown P.L.C...................................     23,181      684,741
      Hikma Pharmaceuticals P.L.C.................................     11,798      272,250
      Imperial Brands P.L.C.......................................     61,483    1,956,277
      International Consolidated Airlines Group SA................    118,349      836,331
      Intertek Group P.L.C........................................     16,573    1,159,179
      ITV P.L.C...................................................    402,321      718,398
      JD Sports Fashion P.L.C.....................................     48,757      400,792
      Mondi P.L.C.................................................     44,689      982,052
      Next P.L.C..................................................     11,873      893,962
      Persimmon P.L.C.............................................     35,296    1,031,097
      RELX P.L.C., Sponsored ADR..................................     52,238    1,198,340
      RELX P.L.C..................................................      8,501      195,316
      RELX P.L.C..................................................     28,850      661,027
      Rentokil Initial P.L.C......................................    207,942    1,059,716
      Rightmove P.L.C.............................................     75,350      532,808
      Rio Tinto P.L.C.............................................      8,041      469,104
      Rio Tinto P.L.C., Sponsored ADR.............................     58,717    3,458,431
      Rolls-Royce Holdings P.L.C..................................    149,212    1,786,893
      Sage Group P.L.C. (The).....................................    101,265      959,906
      Smith & Nephew P.L.C........................................     10,361      200,304
      Spirax-Sarco Engineering P.L.C..............................      8,146      878,283
      SSE P.L.C...................................................    137,330    2,054,817
      St James's Place P.L.C......................................     16,532      242,613
      TUI AG......................................................      6,586       73,338
      Unilever P.L.C., Sponsored ADR..............................     57,860    3,517,888
      Whitbread P.L.C.............................................     10,215      594,709
                                                                              ------------
TOTAL UNITED KINGDOM..............................................              68,944,475
                                                                              ------------
TOTAL COMMON STOCKS...............................................             432,140,529
                                                                              ------------
PREFERRED STOCKS -- (0.8%)
GERMANY -- (0.8%)
      Bayerische Motoren Werke AG.................................      3,523      260,493
      Fuchs Petrolub SE...........................................      5,550      241,996
      Sartorius AG................................................      2,766      507,849
      Schaeffler AG...............................................     12,566      107,721
      Volkswagen AG...............................................     13,688    2,389,953
                                                                              ------------
TOTAL GERMANY.....................................................               3,508,012
                                                                              ------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C.................................. 10,594,052       13,814
                                                                              ------------
TOTAL PREFERRED STOCKS............................................               3,521,826
                                                                              ------------
TOTAL INVESTMENT SECURITIES.......................................             435,662,355
                                                                              ------------

                                                                                VALUE+
                                                                              ------------
SECURITIES LENDING COLLATERAL -- (6.1%)
@(S)  The DFA Short Term Investment Fund..........................  2,456,957   28,429,451
                                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $453,336,694).............................................            $464,091,806
                                                                              ============

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------------
                                                     LEVEL 1       LEVEL 2    LEVEL 3    TOTAL
                                                   -----------   ------------ ------- ------------
Common Stocks
   Australia......................................          --   $ 26,798,435   --    $ 26,798,435
   Austria........................................          --        786,232   --         786,232
   Belgium........................................          --      4,838,517   --       4,838,517
   Canada......................................... $37,581,844             --   --      37,581,844
   Denmark........................................          --      6,719,203   --       6,719,203
   Finland........................................          --      4,239,688   --       4,239,688
   France.........................................          --     43,454,998   --      43,454,998
   Germany........................................          --     31,971,639   --      31,971,639
   Hong Kong......................................          --     13,488,564   --      13,488,564
   Ireland........................................      72,785      1,846,963   --       1,919,748
   Israel.........................................     475,162      1,283,486   --       1,758,648
   Italy..........................................   1,066,611      7,757,439   --       8,824,050
   Japan..........................................          --     97,323,214   --      97,323,214
   Netherlands....................................   5,358,487      8,502,202   --      13,860,689
   New Zealand....................................          --      1,069,995   --       1,069,995
   Norway.........................................          --      3,864,023   --       3,864,023
   Portugal.......................................          --        394,376   --         394,376
   Singapore......................................          --      4,835,433   --       4,835,433
   Spain..........................................          --     13,201,189   --      13,201,189
   Sweden.........................................          --     11,380,969   --      11,380,969
   Switzerland....................................      35,390     34,849,210   --      34,884,600
   United Kingdom.................................  23,379,473     45,565,002   --      68,944,475
Preferred Stocks
   Germany........................................          --      3,508,012   --       3,508,012
   United Kingdom.................................          --         13,814   --          13,814
Securities Lending Collateral.....................          --     28,429,451   --      28,429,451
                                                   -----------   ------------   --    ------------
TOTAL............................................. $67,969,752   $396,122,054   --    $464,091,806
                                                   ===========   ============   ==    ============

                See accompanying Notes to Financial Statements.

                   EMERGING MARKETS TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES  VALUE>>
                                                                 ------- --------
COMMON STOCKS -- (98.1%)
BRAZIL -- (7.5%)
    Aliansce Shopping Centers SA................................  13,800 $ 66,869
    Alliar Medicos A Frente SA..................................  16,400   62,696
    Anima Holding SA............................................   7,300   37,141
    Banco BTG Pactual SA........................................  32,029  338,007
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.......   3,500   13,835
*   BRF SA......................................................   4,286   33,940
    Camil Alimentos S.A.........................................  21,849   38,448
    CCR SA...................................................... 137,800  410,824
    Cia Brasileira de Distribuicao..............................  18,959  465,633
    Cia de Locacao das Americas.................................  13,934  145,697
*   Cia Siderurgica Nacional SA, Sponsored ADR..................  74,967  273,630
*   Cia Siderurgica Nacional SA.................................  47,999  177,987
    Cielo SA.................................................... 190,700  373,512
    Construtora Tenda SA........................................  17,600   80,659
    Cosan SA....................................................  30,138  360,248
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.....  58,100  263,451
    Direcional Engenharia SA....................................  16,400   34,464
    Duratex SA..................................................  59,179  150,019
    Embraer SA..................................................  74,866  374,989
    Embraer SA, Sponsored ADR...................................  11,184  223,792
    Enauta Participacoes SA.....................................  16,500   56,387
    Estacio Participacoes SA....................................  46,400  321,632
*   Even Construtora e Incorporadora SA.........................  36,400   60,433
    Ez Tec Empreendimentos e Participacoes SA...................  14,908   82,161
*   Gafisa SA...................................................   8,699   12,823
    Gerdau SA, Sponsored ADR.................................... 121,953  436,592
    Grendene SA.................................................  45,300   84,798
    Guararapes Confeccoes SA....................................   2,400   88,194
*   Helbor Empreendimentos SA...................................  60,300   19,531
    Hypera SA...................................................  65,100  466,198
    International Meal Co. Alimentacao SA, Class A..............  29,700   55,823
    Iochpe-Maxion SA............................................  21,400  108,498
    JHSF Participacoes SA.......................................  24,900   15,495
    JSL SA......................................................   6,700   17,326
    Kroton Educacional SA....................................... 270,317  672,156
    Mahle-Metal Leve SA.........................................   6,800   41,742
*   Marisa Lojas SA.............................................  13,500   27,715
*   Mills Estruturas e Servicos de Engenharia SA................  20,400   24,504
    Movida Participacoes SA.....................................  19,105   58,420
    MRV Engenharia e Participacoes SA...........................  45,400  168,002
    Multiplan Empreendimentos Imobiliarios SA...................   3,213   19,633
*   Petro Rio SA................................................   6,600   31,055
    Petrobras Distribuidora S.A.................................  24,000  145,061
    Porto Seguro SA.............................................  16,600  229,117
    Portobello SA...............................................  19,200   23,651
    Qualicorp Consultoria e Corretora de Seguros SA.............  48,300  211,869
    Santos Brasil Participacoes SA..............................  79,142   76,900
    Sao Martinho SA.............................................  34,100  166,017
    Ser Educacional SA..........................................  13,800   81,193
    SLC Agricola SA.............................................   9,300   97,480
    Sul America SA..............................................  54,300  432,062
    T4F Entretenimento SA.......................................   9,600   14,641
    Tupy SA.....................................................  18,400   82,120
    Ultrapar Participacoes SA...................................  50,243  269,083
    Usinas Siderurgicas de Minas Gerais SA......................   4,000   10,773

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
BRAZIL -- (Continued)
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................     15,010 $   67,947
    Via Varejo SA...............................................     42,000     43,916
*   Vulcabras Azaleia SA........................................     13,400     21,120
                                                                            ----------
TOTAL BRAZIL....................................................             8,767,909
                                                                            ----------
CHILE -- (1.0%)
    CAP SA......................................................     22,705    259,399
*   Cia Pesquera Camanchaca SA..................................    101,696     10,679
*   Cia Sud Americana de Vapores SA.............................  3,114,946     99,432
    Empresa Nacional de Telecomunicaciones SA...................     16,763    175,545
    Empresas Hites SA...........................................     14,664      9,364
    Grupo Security SA...........................................    193,814     78,836
    Inversiones Aguas Metropolitanas SA.........................     31,983     49,342
    Itau CorpBanca.............................................. 15,925,805    142,258
    Masisa SA...................................................    355,430     25,619
    Ripley Corp. SA.............................................    132,151    113,814
    Salfacorp SA................................................     60,512     79,247
    Sigdo Koppers SA............................................     11,933     22,605
*   SMU SA......................................................    157,651     41,665
    Sociedad Matriz SAAM SA.....................................    630,242     60,716
    Socovesa SA.................................................     18,777     11,041
                                                                            ----------
TOTAL CHILE.....................................................             1,179,562
                                                                            ----------
CHINA -- (17.3%)
    361 Degrees International, Ltd..............................     43,000      9,465
    Agile Group Holdings, Ltd...................................    178,000    268,918
*   Aluminum Corp. of China, Ltd., Class H......................    450,000    175,035
    Angang Steel Co., Ltd., Class H.............................    142,000     95,547
*   Anton Oilfield Services Group...............................    226,000     31,161
#   Asia Cement China Holdings Corp.............................     63,500     75,393
    AVIC International Holdings, Ltd., Class H..................     24,000     15,164
    BAIC Motor Corp., Ltd., Class H.............................    192,500    135,129
    Bank of Chongqing Co., Ltd., Class H........................     69,500     45,133
    BBMG Corp., Class H.........................................    296,000    104,258
    Beijing Capital International Airport Co., Ltd., Class H....    202,000    179,817
    Beijing Capital Land, Ltd., Class H.........................    168,000     70,469
*   Beijing Enterprises Clean Energy Group, Ltd.................  1,640,000     26,367
    Beijing Enterprises Holdings, Ltd...........................     58,000    309,043
    Beijing Enterprises Water Group, Ltd........................    622,000    385,947
    Beijing North Star Co., Ltd., Class H.......................     42,000     16,669
*   Bitauto Holdings, Ltd., ADR.................................      4,091     52,528
    Bosideng International Holdings, Ltd........................    364,000    100,203
    Brilliance China Automotive Holdings, Ltd...................    304,000    334,870
    BYD Electronic International Co., Ltd.......................     78,500    140,734
    C C Land Holdings, Ltd......................................    156,000     36,014
#*  CAR, Inc....................................................     74,000     59,937
#*  Carnival Group International Holdings, Ltd..................  1,460,000      8,933
    Central China Real Estate, Ltd..............................     89,000     44,326
    Central China Securities Co., Ltd., Class H.................     91,000     23,463
*   CGN Meiya Power Holdings Co., Ltd...........................     88,000     13,196
*   Changyou.com, Ltd., ADR.....................................      2,806     54,577
    Chaowei Power Holdings, Ltd.................................     63,000     28,998
*   Cheetah Mobile, Inc., ADR...................................      4,570     28,791
    China Aerospace International Holdings, Ltd.................    194,000     13,383
    China Agri-Industries Holdings, Ltd.........................    237,000     76,392
    China Aoyuan Group, Ltd.....................................    160,000    194,213
    China BlueChemical, Ltd., Class H...........................    224,000     76,349

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
CHINA -- (Continued)
    China Cinda Asset Management Co., Ltd., Class H............. 1,043,000 $278,157
    China Coal Energy Co., Ltd., Class H........................   264,000  116,545
    China Communications Services Corp., Ltd., Class H..........   264,000  212,925
    China Dongxiang Group Co., Ltd..............................   465,000   68,827
    China Eastern Airlines Corp., Ltd., Class H.................   166,000  117,961
    China Everbright, Ltd.......................................   112,000  204,182
    China Galaxy Securities Co., Ltd., Class H..................   332,500  217,869
    China Harmony New Energy Auto Holding, Ltd..................    77,500   27,519
    China Huarong Asset Management Co., Ltd., Class H........... 1,183,000  253,704
    China International Capital Corp., Ltd., Class H............   123,600  265,847
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................    41,400   52,217
    China Jinmao Holdings Group, Ltd............................   604,000  391,616
    China Lesso Group Holdings, Ltd.............................   110,000   77,894
    China Machinery Engineering Corp., Class H..................    88,000   42,645
    China Merchants Land, Ltd...................................   100,000   17,463
    China Merchants Port Holdings Co., Ltd......................   150,000  303,396
*   China Modern Dairy Holdings, Ltd............................   100,000   15,011
    China National Building Material Co., Ltd., Class H.........   444,000  413,238
*   China Oceanwide Holdings, Ltd...............................   112,000    7,711
    China Oil & Gas Group, Ltd..................................   400,000   24,529
    China Oilfield Services, Ltd., Class H......................   212,000  227,035
    China Oriental Group Co., Ltd...............................   150,000   92,111
    China Overseas Grand Oceans Group, Ltd......................   246,000  131,187
    China Reinsurance Group Corp., Class H......................   675,000  137,727
    China Resources Cement Holdings, Ltd........................   282,000  282,750
    China Resources Medical Holdings Co., Ltd...................    84,500   61,428
    China Resources Pharmaceutical Group, Ltd...................    80,500  114,553
    China Sanjiang Fine Chemicals Co., Ltd......................    48,000   12,501
    China SCE Group Holdings, Ltd...............................   208,000   98,313
*   China Shengmu Organic Milk, Ltd.............................   474,000   21,761
    China Shineway Pharmaceutical Group, Ltd....................    40,000   40,004
*   China Silver Group, Ltd.....................................   154,000   13,363
    China South City Holdings, Ltd..............................   548,000   83,169
    China State Construction International Holdings, Ltd........   246,000  255,313
    China Taiping Insurance Holdings Co., Ltd...................    10,200   31,019
    China Traditional Chinese Medicine Holdings Co., Ltd........   260,000  147,584
    China Travel International Investment Hong Kong, Ltd........   314,000   72,573
    China Vast Industrial Urban Development Co., Ltd............    26,000   11,203
#*  China Water Industry Group, Ltd.............................   116,000   15,554
    China ZhengTong Auto Services Holdings, Ltd.................   141,000   78,219
    China Zhongwang Holdings, Ltd...............................   192,000  104,844
    Chinasoft International, Ltd................................   270,000  154,339
    Chongqing Rural Commercial Bank Co., Ltd., Class H..........   293,000  171,395
    CIFI Holdings Group Co., Ltd................................   404,000  268,460
    CITIC Resources Holdings, Ltd...............................   382,000   36,087
    Citychamp Watch & Jewellery Group, Ltd......................   204,000   45,278
*   Comba Telecom Systems Holdings, Ltd.........................   280,000   68,009
    Concord New Energy Group, Ltd...............................   730,000   35,822
*   COSCO SHIPPING Development Co., Ltd., Class H...............   513,000   69,366
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....   192,000  124,139
*   COSCO SHIPPING Holdings Co., Ltd., Class H..................   151,000   70,243
    COSCO SHIPPING International Hong Kong Co., Ltd.............    38,000   13,238
    COSCO SHIPPING Ports, Ltd...................................   204,000  203,466
    Cosmo Lady China Holdings Co., Ltd..........................    89,000   27,484
    CPMC Holdings, Ltd..........................................    51,000   21,521
    Dah Chong Hong Holdings, Ltd................................   105,000   38,429
    Dawnrays Pharmaceutical Holdings, Ltd.......................    48,000    8,748
*   Digital China Holdings, Ltd.................................    88,000   41,984
#   Dongfeng Motor Group Co., Ltd., Class H.....................   312,000  303,113

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
CHINA -- (Continued)
    Dongyue Group, Ltd..........................................   118,000 $ 86,024
    Everbright Securities Co., Ltd., Class H....................    18,600   17,869
*   Fang Holdings, Ltd., ADR....................................    17,049   25,914
    Fantasia Holdings Group Co., Ltd............................   243,000   46,099
    Far East Horizon, Ltd.......................................   239,000  265,666
*   GCL New Energy Holdings, Ltd................................   964,000   36,258
#*  GCL-Poly Energy Holdings, Ltd............................... 1,699,000  121,413
    Gemdale Properties & Investment Corp., Ltd..................   458,000   61,418
    Genertec Universal Medical Group Co., Ltd...................   108,500   86,511
#*  GOME Retail Holdings, Ltd................................... 1,157,000  132,877
    Grand Baoxin Auto Group, Ltd................................    82,500   28,910
#   Great Wall Motor Co., Ltd., Class H.........................   335,000  272,791
    Greenland Hong Kong Holdings, Ltd...........................    62,000   25,487
    Greentown China Holdings, Ltd...............................   113,500  102,897
    Guangshen Railway Co., Ltd., Class H........................   176,000   63,123
    Guangzhou R&F Properties Co., Ltd., Class H.................   110,800  220,424
    Guorui Properties, Ltd......................................   118,000   24,769
*   Haichang Ocean Park Holdings, Ltd...........................   141,000   29,886
    Harbin Electric Co., Ltd., Class H..........................    40,000   21,427
*   HC Group, Inc...............................................    68,500   34,973
*   Hi Sun Technology China, Ltd................................   300,000   51,672
    Hisense Home Appliances Group Co., Ltd., Class H............    43,000   58,645
*   Honghua Group, Ltd..........................................   186,000   15,902
    Hopson Development Holdings, Ltd............................    78,000   85,651
    Hua Hong Semiconductor, Ltd.................................    49,000  116,146
    Huaneng Renewables Corp., Ltd., Class H.....................   540,000  155,660
    Jiangxi Copper Co., Ltd., Class H...........................   155,000  205,603
    Jiayuan International Group, Ltd............................    48,000   21,483
    Jingrui Holdings, Ltd.......................................    35,000   12,598
#*  JinkoSolar Holding Co., Ltd., ADR...........................     6,473  125,965
    Joy City Property, Ltd......................................   316,000   45,088
    Ju Teng International Holdings, Ltd.........................    96,000   28,076
*   Jumei International Holding, Ltd., ADR......................     6,100   14,823
    Kaisa Group Holdings, Ltd...................................   245,000  104,036
    Kingboard Holdings, Ltd.....................................    82,000  267,359
    Kingboard Laminates Holdings, Ltd...........................   128,000  134,616
    Kingsoft Corp., Ltd.........................................    52,000  133,194
    Kunlun Energy Co., Ltd......................................   372,000  393,486
    KWG Group Holdings, Ltd.....................................   147,000  172,411
    Lee & Man Chemical Co., Ltd.................................    22,000   13,374
#*  Lifestyle China Group, Ltd..................................    55,500   20,604
    Livzon Pharmaceutical Group, Inc., Class H..................     8,100   29,463
    Lonking Holdings, Ltd.......................................   313,000  106,433
    Maanshan Iron & Steel Co., Ltd., Class H....................   220,000  101,411
    Metallurgical Corp. of China, Ltd., Class H.................   319,000   88,299
    NetDragon Websoft Holdings, Ltd.............................    30,000   87,222
    Nine Dragons Paper Holdings, Ltd............................   184,000  170,299
    Orient Securities Co., Ltd., Class H........................    76,000   54,966
*   Panda Green Energy Group, Ltd...............................   420,000   17,749
    PAX Global Technology, Ltd..................................    99,000   46,240
    Poly Property Group Co., Ltd................................   250,000  104,890
    Pou Sheng International Holdings, Ltd.......................   225,000   52,799
    Powerlong Real Estate Holdings, Ltd.........................   151,000   73,544
*   Qingdao Port International Co., Ltd., Class H...............   103,000   71,544
    Qingling Motors Co., Ltd., Class H..........................    46,000   13,786
    Red Star Macalline Group Corp., Ltd., Class H...............    57,800   54,803
*   Renhe Commercial Holdings Co., Ltd..........................   622,000   20,571
*   Ronshine China Holdings, Ltd................................    32,000   44,069
*   Sany Heavy Equipment International Holdings Co., Ltd........   104,000   49,752

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CHINA -- (Continued)
#*  Semiconductor Manufacturing International Corp.............. 345,500 $   369,930
    Shandong Chenming Paper Holdings, Ltd., Class H.............  34,500      17,910
    Shanghai Electric Group Co., Ltd., Class H.................. 290,000     113,199
    Shanghai Haohai Biological Technology Co., Ltd., Class H....   4,000      25,666
    Shanghai Industrial Holdings, Ltd...........................  60,000     141,123
    Shanghai Industrial Urban Development Group, Ltd............ 176,000      35,248
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H................................................... 140,000      34,684
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H.........  99,500     208,374
    Shenzhen Investment, Ltd.................................... 386,000     153,599
    Shimao Property Holdings, Ltd............................... 133,000     405,384
*   Shougang Concord International Enterprises Co., Ltd......... 360,000      14,694
    Shougang Fushan Resources Group, Ltd........................ 396,000      95,991
    Shui On Land, Ltd........................................... 464,500     113,182
    Sihuan Pharmaceutical Holdings Group, Ltd................... 364,000      98,080
*   Silver Grant International Industries, Ltd.................. 164,000      31,401
*   SINA Corp...................................................   4,559     286,943
*   Sinofert Holdings, Ltd...................................... 356,000      44,045
    Sino-Ocean Group Holding, Ltd............................... 363,000     163,074
    Sinopec Engineering Group Co., Ltd., Class H................ 140,500     135,867
    Sinopec Kantons Holdings, Ltd............................... 130,000      58,087
    Sinopec Shanghai Petrochemical Co., Ltd., Class H........... 216,000      97,833
    Sinotrans, Ltd., Class H.................................... 231,000      94,913
#   Sinotruk Hong Kong, Ltd.....................................  75,500     163,898
    Skyworth Digital Holdings, Ltd.............................. 278,000      82,182
*   SOHO China, Ltd............................................. 242,500      87,959
    Tarena International, Inc., ADR.............................   8,079      41,041
    TCL Electronics Holdings, Ltd............................... 107,000      57,332
    Texhong Textile Group, Ltd..................................  31,000      42,001
    Tian Ge Interactive Holdings, Ltd...........................  34,000      10,539
    Tiangong International Co., Ltd............................. 108,000      28,233
    Tianjin Port Development Holdings, Ltd...................... 114,000      13,231
    Tianneng Power International, Ltd...........................  90,000      84,516
    Tomson Group, Ltd...........................................  34,000      13,045
#   Tongda Group Holdings, Ltd.................................. 520,000      56,369
*   Vipshop Holdings, Ltd., ADR.................................  53,520     460,807
    Wasion Holdings, Ltd........................................  60,000      30,640
    West China Cement, Ltd...................................... 328,000      46,079
    Xingda International Holdings, Ltd..........................  69,000      21,923
    Xinhua Winshare Publishing and Media Co., Ltd., Class H.....  62,000      47,625
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H...  90,678      99,037
#   Xinyuan Real Estate Co., Ltd., ADR..........................   8,920      39,694
    Xtep International Holdings, Ltd............................ 106,500      60,719
#*  Xunlei, Ltd., ADR...........................................   4,589      16,061
    Yanzhou Coal Mining Co., Ltd., Class H...................... 212,000     226,334
#   Yirendai, Ltd., ADR.........................................   2,786      44,130
    Yuexiu Property Co., Ltd.................................... 852,000     197,767
*   YY, Inc., ADR...............................................   5,207     440,564
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H................................................... 171,800     100,839
                                                                         -----------
TOTAL CHINA.....................................................          20,393,770
                                                                         -----------
COLOMBIA -- (0.4%)
    Almacenes Exito SA..........................................  20,237      90,756
*   CEMEX Latam Holdings SA.....................................  32,076      48,313
*   Corp. Financiera Colombiana SA..............................   9,082      70,673
    Grupo Argos SA..............................................  44,244     251,787
                                                                         -----------
TOTAL COLOMBIA..................................................             461,529
                                                                         -----------

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
GREECE -- (0.3%)
    AUTOHELLAS SA...............................................     443 $ 12,431
    Bank of Greece..............................................   1,813   26,749
*   Ellaktor SA.................................................  12,635   24,281
*   GEK Terna Holding Real Estate Construction SA...............   3,754   21,648
    Mytilineos Holdings SA......................................   9,547  103,380
*   National Bank of Greece SA..................................  25,860   56,894
*   Piraeus Bank SA.............................................  23,559   48,027
                                                                         --------
TOTAL GREECE....................................................          293,410
                                                                         --------
INDIA -- (11.7%)
    ACC, Ltd....................................................   7,742  181,679
    Adani Enterprises, Ltd......................................  20,898   38,062
*   Adani Transmissions, Ltd....................................  36,428  114,222
*   Aditya Birla Capital, Ltd...................................  73,935  103,827
*   Allahabad Bank..............................................  49,802   33,420
    Allcargo Logistics, Ltd.....................................   7,469   11,538
*   Andhra Bank................................................. 100,148   35,604
*   Anveshan Heavy Engineering, Ltd.............................     876    5,822
    APL Apollo Tubes, Ltd.......................................     538   12,337
    Apollo Tyres, Ltd...........................................  45,245  133,606
*   Arvind Fashions, Ltd........................................   4,730   67,999
    Arvind, Ltd.................................................  23,648   28,203
    Ashok Leyland, Ltd.......................................... 101,743  127,443
    Ashoka Buildcon, Ltd........................................  11,027   19,627
    Bajaj Holdings & Investment, Ltd............................   3,755  166,817
    Balmer Lawrie & Co., Ltd....................................   6,849   16,693
    Balrampur Chini Mills, Ltd..................................  26,095   56,698
*   Bank of Maharashtra......................................... 109,673   28,483
    BEML, Ltd...................................................   1,985   24,884
    Bharat Electronics, Ltd..................................... 106,654  133,477
    Bharat Heavy Electricals, Ltd............................... 161,813  164,383
    Birla Corp., Ltd............................................   3,651   26,322
    Borosil Glass Works, Ltd....................................   2,853    8,266
    BSE, Ltd....................................................   1,590   14,187
    Can Fin Homes, Ltd..........................................   5,185   23,691
*   Canara Bank.................................................  30,736  114,758
    Ceat, Ltd...................................................   3,566   53,895
    Century Textiles & Industries, Ltd..........................   5,197   68,554
*   CG Power and Industrial Solutions, Ltd......................  82,362   44,597
    Chambal Fertilizers & Chemicals, Ltd........................  17,972   40,146
    City Union Bank, Ltd........................................  47,938  140,593
    Cochin Shipyard, Ltd........................................   3,729   20,168
*   Coffee Day Enterprises, Ltd.................................   5,178   19,387
    Container Corp. Of India, Ltd...............................  34,646  246,479
    Coromandel International, Ltd...............................   3,434   21,380
    Cox & Kings, Ltd............................................  14,772   25,703
    DCB Bank, Ltd...............................................  29,588   90,075
    DCM Shriram, Ltd............................................   7,262   45,682
    Dewan Housing Finance Corp., Ltd............................  25,687   49,071
    Dilip Buildcon, Ltd.........................................   2,926   22,601
    Dish TV India, Ltd.......................................... 134,081   69,394
*   Dishman Carbogen Amcis, Ltd.................................   9,797   32,111
    DLF, Ltd....................................................  89,747  222,093
    eClerx Services, Ltd........................................   1,934   31,838
    Edelweiss Financial Services, Ltd...........................  47,807  102,350
    EID Parry India, Ltd........................................  13,557   37,704
    Engineers India, Ltd........................................  38,600   61,961
    Escorts, Ltd................................................  15,289  163,609
    Essel Propack, Ltd..........................................  13,100   25,513

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Exide Industries, Ltd.......................................  11,589 $ 35,656
*   FDC, Ltd....................................................   4,221   10,664
    Federal Bank, Ltd........................................... 247,236  330,166
    Finolex Cables, Ltd.........................................   5,643   35,717
    Finolex Industries, Ltd.....................................   2,910   19,395
    Firstsource Solutions, Ltd..................................  28,378   20,713
    Gateway Distriparks, Ltd....................................   6,382   12,145
*   Gayatri Projects, Ltd.......................................   7,061   16,513
    GHCL, Ltd...................................................   5,981   21,548
    Glenmark Pharmaceuticals, Ltd...............................  25,269  230,452
    Godfrey Phillips India, Ltd.................................   3,321   52,561
    Granules India, Ltd.........................................  23,739   38,178
    Great Eastern Shipping Co., Ltd. (The)......................  11,434   47,382
    Greaves Cotton, Ltd.........................................  11,143   23,881
    Gujarat Alkalies & Chemicals, Ltd...........................   4,036   27,924
    Gujarat Ambuja Exports, Ltd.................................   2,885    8,710
    Gujarat Fluorochemicals, Ltd................................   4,974   74,771
    Gujarat Mineral Development Corp., Ltd......................   8,135    8,649
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........   7,707   34,602
    Gujarat Pipavav Port, Ltd...................................  14,776   18,628
*   Hathway Cable & Datacom, Ltd................................  29,154   12,729
    HeidelbergCement India, Ltd.................................   9,938   26,076
    Hikal, Ltd..................................................   4,944   12,594
    Himachal Futuristic Communications, Ltd.....................  77,811   24,732
    Himadri Speciality Chemical, Ltd............................  15,947   25,356
    Himatsingka Seide, Ltd......................................   3,148    9,636
*   Housing Development & Infrastructure, Ltd...................  30,103   10,000
    HSIL, Ltd...................................................   3,064   11,842
*   IDFC First Bank, Ltd........................................ 265,852  190,010
    IDFC, Ltd................................................... 157,367   90,310
*   IFCI, Ltd................................................... 137,396   20,945
    IIFL Holdings, Ltd..........................................  14,244   88,292
    India Cements, Ltd. (The)...................................  33,122   50,844
    Indiabulls Housing Finance, Ltd.............................  34,384  341,799
*   Indiabulls Real Estate, Ltd.................................  37,606   61,573
*   Indian Bank.................................................  21,862   79,526
    Indian Hotels Co., Ltd. (The)...............................  24,224   53,639
*   Indian Overseas Bank........................................  51,707   10,489
    Infibeam Avenues, Ltd.......................................  27,370   16,422
*   Inox Leisure, Ltd...........................................   7,264   32,721
*   Intellect Design Arena, Ltd.................................   7,781   25,224
    Ipca Laboratories, Ltd......................................   8,259  113,824
    Jagran Prakashan, Ltd.......................................   7,667   12,521
    Jain Irrigation Systems, Ltd................................  62,855   49,011
*   Jaiprakash Associates, Ltd.................................. 218,125   16,952
*   Jammu & Kashmir Bank, Ltd. (The)............................  37,004   32,157
    JB Chemicals & Pharmaceuticals, Ltd.........................   2,024   10,029
    Jindal Saw, Ltd.............................................  26,493   30,922
*   Jindal Steel & Power, Ltd...................................  71,104  182,199
    JK Cement, Ltd..............................................   1,962   25,651
    JK Lakshmi Cement, Ltd......................................   5,723   30,529
    JK Paper, Ltd...............................................  13,452   26,662
    JK Tyre & Industries, Ltd...................................   6,770    8,441
    JM Financial, Ltd...........................................  39,853   51,018
*   JSW Energy, Ltd.............................................  71,185   71,222
    Jubilant Life Sciences, Ltd.................................  10,790  102,279
*   Just Dial, Ltd..............................................   6,530   54,422
    Kalpataru Power Transmission, Ltd...........................   5,738   38,423
    Karnataka Bank, Ltd. (The)..................................  33,129   60,268

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Karur Vysya Bank, Ltd. (The)................................  65,165 $ 72,856
    Kaveri Seed Co., Ltd........................................   2,772   17,700
    KEC International, Ltd......................................  14,665   60,213
    KNR Constructions, Ltd......................................   3,460   11,944
*   KPIT Engineering, Ltd.......................................  25,181   37,380
*   KPIT Technologies, Ltd......................................  25,181   34,118
    KPR Mill, Ltd...............................................   2,140   18,393
    KRBL, Ltd...................................................   9,700   46,592
    L&T Finance Holdings, Ltd...................................  91,903  172,938
*   Lakshmi Vilas Bank, Ltd. (The)..............................  24,882   26,926
    Laurus Labs, Ltd............................................   3,813   21,045
    LIC Housing Finance, Ltd....................................  50,638  361,499
    Lupin, Ltd..................................................  30,254  378,981
    Magma Fincorp, Ltd..........................................  12,666   22,675
    Maharashtra Scooters, Ltd...................................     662   34,782
    Maharashtra Seamless, Ltd...................................   5,333   36,427
    Mahindra & Mahindra Financial Services, Ltd.................  50,402  289,097
*   Mahindra CIE Automotive, Ltd................................  14,124   46,362
    Mahindra Lifespace Developers, Ltd..........................   2,338   12,819
    Manappuram Finance, Ltd.....................................  80,626  136,415
    Marksans Pharma, Ltd........................................  26,446    8,960
*   Max India, Ltd..............................................  13,709   13,834
    Minda Corp., Ltd............................................   5,307    9,703
    MOIL, Ltd...................................................  12,607   27,801
    Motilal Oswal Financial Services, Ltd.......................   6,018   61,343
    Mphasis, Ltd................................................  13,725  190,340
    MRF, Ltd....................................................     215  164,292
    Multi Commodity Exchange of India, Ltd......................   1,925   23,880
    Muthoot Finance, Ltd........................................  18,420  158,159
    Natco Pharma, Ltd...........................................   5,151   40,006
    National Aluminium Co., Ltd.................................  96,361   72,057
    Nava Bharat Ventures, Ltd...................................  12,110   17,764
    Navin Fluorine International, Ltd...........................   1,166   11,256
    Navneet Education, Ltd......................................   7,583   12,161
    NCC, Ltd....................................................  85,408  121,801
    NESCO, Ltd..................................................   1,511   10,825
    NIIT Technologies, Ltd......................................   1,281   23,783
    NOCIL, Ltd..................................................   4,237    8,167
    Oberoi Realty, Ltd..........................................   8,794   64,123
    Odisha Cement, Ltd..........................................   4,666   76,768
    Omaxe, Ltd..................................................   7,179   21,448
*   Oriental Bank of Commerce...................................  29,921   41,370
    Parag Milk Foods, Ltd.......................................   5,536   19,140
    PC Jeweller, Ltd............................................  29,255   49,939
    Persistent Systems, Ltd.....................................   7,143   65,221
    Petronet LNG, Ltd...........................................  90,689  313,263
    Phillips Carbon Black, Ltd..................................   7,970   18,034
    Phoenix Mills, Ltd.(The)....................................   5,997   51,736
    PNB Housing Finance, Ltd....................................   8,531   86,908
    PNC Infratech, Ltd..........................................   4,829   10,451
    Polyplex Corp., Ltd.........................................   1,358   10,008
    Power Finance Corp., Ltd.................................... 132,788  220,115
    Praj Industries, Ltd........................................  13,041   25,604
    Prestige Estates Projects, Ltd..............................  17,342   65,721
    Prism Johnson, Ltd..........................................  14,680   19,867
    PTC India, Ltd..............................................  49,707   49,318
*   Punjab National Bank........................................ 128,827  157,540
    Rain Industries Ltd.........................................  23,364   38,509
    Rajesh Exports, Ltd.........................................  11,146  107,372

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Rallis India, Ltd...........................................     6,437 $    13,698
    Ramco Cements, Ltd. (The)...................................     6,959      77,396
    Ramkrishna Forgings, Ltd....................................     1,299       9,524
    Rashtriya Chemicals & Fertilizers, Ltd......................    22,775      18,680
    Raymond, Ltd................................................     4,928      54,714
    RBL Bank, Ltd...............................................    19,574     190,234
    REC, Ltd....................................................   132,979     281,735
    Redington India, Ltd........................................    44,660      66,229
    Reliance Capital, Ltd.......................................    27,980      52,687
*   Reliance Communications, Ltd................................   212,520       5,662
*   Reliance Power, Ltd.........................................   102,272       8,814
    Repco Home Finance, Ltd.....................................     4,281      25,757
*   Shilpa Medicare, Ltd........................................     1,958      10,935
    Shriram City Union Finance, Ltd.............................     1,286      30,377
    Shriram Transport Finance Co., Ltd..........................    25,076     400,206
*   Sintex Plastics Technology, Ltd.............................    36,644       9,434
    Sobha, Ltd..................................................     8,336      57,327
    Somany Ceramics, Ltd........................................     2,052      12,536
    South Indian Bank, Ltd. (The)...............................   177,967      39,688
    SRF, Ltd....................................................     2,578      95,084
*   Steel Authority of India, Ltd...............................    99,143      79,575
    Strides Pharma Science, Ltd.................................     9,046      62,415
    Sundaram Finance, Ltd.......................................     4,385      90,932
    Sunteck Realty, Ltd.........................................     7,768      51,822
*   Syndicate Bank..............................................   125,524      67,638
    TAKE Solutions, Ltd.........................................     4,668       9,850
    Tata Chemicals, Ltd.........................................    11,231      92,972
    Tata Global Beverages, Ltd..................................    54,579     164,141
*   Tejas Networks, Ltd.........................................     3,361       9,169
    Thomas Cook India, Ltd......................................    17,303      61,957
    Time Technoplast, Ltd.......................................    21,141      27,651
    Timken India, Ltd...........................................     1,401      11,180
    Transport Corp. of India, Ltd...............................     2,618      10,921
    TV Today Network, Ltd.......................................     2,698      11,947
*   TV18 Broadcast, Ltd.........................................    68,802      31,081
    TVS Srichakra, Ltd..........................................       316       9,833
*   UCO Bank....................................................    37,419       9,638
    Uflex, Ltd..................................................     2,494       8,180
*   Union Bank of India.........................................    63,547      76,044
    VA Tech Wabag, Ltd..........................................     4,573      18,859
    Vadafone Idea, Ltd.......................................... 1,269,810     282,063
    Vaibhav Global, Ltd.........................................     1,289      12,768
    Vardhman Textiles, Ltd......................................     1,259      20,326
    Vindhya Telelinks, Ltd......................................       449       8,396
*   Vodafone Idea, Ltd..........................................   554,630     122,394
    Welspun Corp., Ltd..........................................     9,965      19,101
    Welspun Enterprises, Ltd....................................     6,252      10,102
    Welspun India, Ltd..........................................    46,870      35,804
    West Coast Paper Mills, Ltd.................................     2,110       7,419
*   Wockhardt, Ltd..............................................     6,912      40,907
    Zensar Technologies, Ltd....................................    12,992      43,468
                                                                           -----------
TOTAL INDIA.....................................................            13,803,515
                                                                           -----------
INDONESIA -- (2.9%)
    Adaro Energy Tbk PT......................................... 2,432,800     223,180
    Adhi Karya Persero Tbk PT...................................   334,900      40,963
*   Alam Sutera Realty Tbk PT................................... 1,815,300      42,787
    Aneka Tambang Tbk PT........................................ 2,166,400     131,880
    Astra Agro Lestari Tbk PT...................................   121,100      92,440

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDONESIA -- (Continued)
    Astra Otoparts Tbk PT.......................................    43,000 $    4,738
*   Bank Bukopin Tbk............................................ 1,313,400     28,774
*   Bank Pan Indonesia Tbk PT...................................   434,700     39,506
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........   265,300     37,832
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................   316,900     15,129
*   Bank Permata Tbk PT.........................................   717,100     47,336
    Bank Tabungan Negara Persero Tbk PT......................... 1,026,700    182,826
*   Bumi Serpong Damai Tbk PT................................... 1,370,300    138,131
    Ciputra Development Tbk PT.................................. 2,487,600    197,372
*   Delta Dunia Makmur Tbk PT...................................   807,300     30,620
*   Eagle High Plantations Tbk PT............................... 2,031,300     22,796
    Erajaya Swasembada Tbk PT...................................   263,400     26,829
*   Garuda Indonesia Persero Tbk PT.............................   510,900     16,711
    Global Mediacom Tbk PT...................................... 1,139,900     32,174
    Indah Kiat Pulp & Paper Corp. Tbk PT........................   315,700    164,116
    Indika Energy Tbk PT........................................   444,100     53,216
    Indo Tambangraya Megah Tbk PT...............................    58,000     78,326
    Indofood Sukses Makmur Tbk PT...............................   420,100    205,119
*   Indo-Rama Synthetics Tbk PT.................................    18,700      6,136
*   Intiland Development Tbk PT.................................   545,900     12,707
*   Krakatau Steel Persero Tbk PT...............................   285,400      8,779
    Lippo Karawaci Tbk PT....................................... 2,721,600     62,535
    Malindo Feedmill Tbk PT.....................................   206,200     17,440
*   Medco Energi Internasional Tbk PT........................... 1,195,600     73,773
    Media Nusantara Citra Tbk PT................................ 1,081,700     71,411
    Modernland Realty Tbk PT.................................... 2,099,600     44,720
*   Multistrada Arah Sarana Tbk PT..............................   777,400     45,539
    Pan Brothers Tbk PT.........................................   402,700     14,258
*   Panin Financial Tbk PT...................................... 3,192,000     90,591
*   Paninvest Tbk PT............................................   140,700     13,282
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......   684,000     52,339
    PP Persero Tbk PT...........................................   551,300     93,047
    PP Properti Tbk PT.......................................... 4,485,600     45,949
    Puradelta Lestari Tbk PT....................................   814,500     14,626
*   Rimo International Lestari Tbk PT........................... 3,228,000     30,341
*   Sentul City Tbk PT.......................................... 3,986,600     32,234
*   Siloam International Hospitals Tbk PT.......................    44,700     12,811
    Sri Rejeki Isman Tbk PT..................................... 1,753,600     41,351
    Summarecon Agung Tbk PT..................................... 1,395,600    109,584
    Surya Semesta Internusa Tbk PT..............................   883,000     41,856
    Timah Tbk PT................................................   620,300     59,720
*   Trada Alam Minera Tbk PT.................................... 2,672,100     21,961
    Tunas Baru Lampung Tbk PT...................................   469,000     27,814
*   Vale Indonesia Tbk PT.......................................   482,400    103,401
*   Visi Media Asia Tbk PT......................................   817,200      7,745
    Waskita Beton Precast Tbk PT................................ 1,916,000     59,256
    Waskita Karya Persero Tbk PT................................ 1,066,100    158,965
    Wijaya Karya Beton Tbk PT...................................   212,800      9,114
    Wijaya Karya Persero Tbk PT.................................   642,300    109,278
*   XL Axiata Tbk PT............................................   542,400    111,215
                                                                           ----------
TOTAL INDONESIA.................................................            3,456,579
                                                                           ----------
MALAYSIA -- (3.1%)
    Aeon Co. M Bhd..............................................    96,000     33,459
    AFFIN Bank Bhd..............................................    44,500     24,121
    AirAsia Group Bhd...........................................   245,200    161,980
    Alliance Bank Malaysia Bhd..................................   147,400    144,836
    Allianz Malaysia Bhd........................................     3,700     12,173
    AMMB Holdings Bhd...........................................   284,700    307,788

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
MALAYSIA -- (Continued)
*   Berjaya Corp. Bhd........................................... 447,700 $   28,727
    Boustead Holdings Bhd.......................................  58,300     18,053
    Boustead Plantations Bhd....................................  59,400     11,491
*   Bumi Armada Bhd............................................. 375,700     21,361
    Cahya Mata Sarawak Bhd......................................  79,000     63,828
*   Dayang Enterprise Holdings Bhd..............................  61,200     20,882
    DRB-Hicom Bhd............................................... 171,500     90,522
*   Eastern & Oriental Bhd...................................... 122,600     25,922
*   Eco World Development Group Bhd.............................  42,200      9,448
#   Ekovest BHD................................................. 254,400     54,239
*   FGV Holdings Bhd............................................ 325,900     98,395
    Gamuda Bhd.................................................. 294,300    249,121
    Genting Plantations Bhd.....................................   5,300     13,450
    George Kent Malaysia Bhd....................................  96,500     29,455
#   Hengyuan Refining Co. Bhd...................................  22,900     32,837
    IJM Corp. Bhd............................................... 451,100    255,393
#   IOI Properties Group Bhd.................................... 231,700     76,811
#*  Iskandar Waterfront City Bhd................................  81,900     20,234
    Keck Seng Malaysia Bhd......................................   8,000      9,240
    LBS Bina Group Bhd..........................................  61,400      9,129
    Lotte Chemical Titan Holding Bhd............................  49,200     42,043
    Magnum Bhd..................................................  86,900     51,108
    Mah Sing Group Bhd.......................................... 151,300     35,143
    Malaysia Airports Holdings Bhd.............................. 159,400    294,389
#   Malaysia Building Society Bhd............................... 248,900     59,931
    Malaysian Pacific Industries Bhd............................  10,100     23,939
    Malaysian Resources Corp. Bhd............................... 182,400     45,480
    Matrix Concepts Holdings Bhd................................  65,700     30,537
    MBM Resources BHD...........................................  15,700     11,435
    Mega First Corp. Bhd........................................  37,500     35,847
    MKH Bhd.....................................................  39,000     12,860
    MMC Corp. Bhd............................................... 174,000     44,194
    Muhibbah Engineering M Bhd..................................  39,300     27,134
    Oriental Holdings BHD.......................................   7,600     12,480
#   OSK Holdings Bhd............................................  50,000     11,917
    Paramount Corp. Bhd.........................................  37,900     19,408
    Petron Malaysia Refining & Marketing Bhd....................   7,600     12,528
    Pos Malaysia Bhd............................................  65,900     29,195
    Sime Darby Bhd.............................................. 415,300    233,268
    Sime Darby Property Bhd..................................... 443,400    119,065
    SP Setia Bhd Group.......................................... 235,899    129,476
    Sunway Bhd.................................................. 212,201     85,770
    Ta Ann Holdings Bhd.........................................  29,600     16,834
    UEM Sunrise Bhd............................................. 183,900     41,398
    UMW Holdings Bhd............................................   8,500     11,215
    United Malacca Bhd..........................................   7,800     10,112
    UOA Development Bhd.........................................  17,900      9,781
*   Vizione Holdings Bhd........................................  65,700     17,654
    VS Industry Bhd............................................. 180,500     49,870
    WCT Holdings Bhd............................................ 124,700     31,972
    Yinson Holdings Bhd.........................................  72,900     85,367
#   YNH Property Bhd............................................  32,000     12,860
    YTL Corp. Bhd............................................... 505,200    137,880
                                                                         ----------
TOTAL MALAYSIA..................................................          3,614,985
                                                                         ----------
MEXICO -- (3.5%)
    ALEATICA S.A.B. de C.V......................................  25,687     28,454
    Alfa S.A.B. de C.V., Class A................................ 476,555    480,131
#   Alpek S.A.B. de C.V.........................................  87,730    107,593

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
MEXICO -- (Continued)
    Banco del Bajio SA..........................................   132,262 $  284,299
#   Becle S.A.B. de C.V.........................................    42,500     65,596
*   Cemex S.A.B. de C.V......................................... 1,515,619    701,936
    Consorcio ARA S.A.B. de C.V., Series *......................    98,355     26,200
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR......     7,922     72,645
*   Elementia S.A.B. de C.V.....................................     5,664      3,104
*   Genomma Lab Internacional S.A.B. de C.V., Class B...........   145,685    116,654
    Gentera S.A.B. de C.V.......................................   103,082     94,231
*   Grupo Aeromexico S.A.B. de C.V..............................    50,391     51,248
    Grupo Carso S.A.B. de C.V., Series A1.......................    45,801    177,814
    Grupo Cementos de Chihuahua S.A.B. de C.V...................    28,788    164,883
    Grupo Comercial Chedraui S.A. de C.V........................    51,311    100,956
    Grupo Herdez S.A.B. de C.V., Series *.......................    44,978     96,823
*   Grupo Hotelero Santa Fe S.A.B. de C.V.......................    28,640      9,140
    Grupo Industrial Saltillo S.A.B. de C.V.....................    19,600     21,970
#   Grupo Televisa S.A.B., Series CPO...........................   105,605    215,135
*   Grupo Traxion S.A.B. de C.V.................................    74,509     55,849
*   Hoteles City Express S.A.B. de C.V..........................    62,040     63,847
    Industrias Bachoco S.A.B. de C.V., Series B.................    20,205     82,652
#*  Industrias CH S.A.B. de C.V., Series B......................    11,503     53,863
    Industrias Penoles S.A.B. de C.V............................    19,738    226,972
*   La Comer S.A.B. de C.V......................................   114,970    131,601
    Mexichem S.A.B. de C.V......................................    91,024    211,406
    Nemak S.A.B. de C.V.........................................   115,418     63,439
    Promotora y Operadora de Infraestructura S.A.B. de C.V......    31,967    324,446
    TV Azteca S.A.B. de C.V.....................................   385,500     41,890
    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................    27,450     61,393
    Vitro S.A.B. de C.V., Series A..............................     4,000     11,288
                                                                           ----------
TOTAL MEXICO....................................................            4,147,458
                                                                           ----------
PHILIPPINES -- (1.4%)
    8990 Holdings, Inc..........................................   177,900     49,126
    Alliance Global Group, Inc..................................   736,100    211,348
    Belle Corp..................................................   525,000     24,425
    Cebu Air, Inc...............................................    38,560     60,672
    China Banking Corp..........................................    68,300     34,784
    Cosco Capital, Inc..........................................   303,100     43,455
    DMCI Holdings, Inc..........................................    67,200     14,395
    Filinvest Development Corp..................................   121,800     35,060
    Filinvest Land, Inc......................................... 1,703,000     50,318
    First Philippine Holdings Corp..............................    31,550     47,698
    GT Capital Holdings, Inc....................................     9,870    163,974
    Integrated Micro-Electronics, Inc...........................    72,600     14,492
    International Container Terminal Services, Inc..............    14,660     35,566
    Lopez Holdings Corp.........................................   173,300     16,024
    LT Group, Inc...............................................   250,800     77,223
    Megaworld Corp.............................................. 1,683,700    181,016
    Nickel Asia Corp............................................   405,000     18,652
    Petron Corp.................................................   283,200     33,681
    Philex Mining Corp..........................................   146,000      8,687
*   Philippine National Bank....................................    47,300     47,640
    Pilipinas Shell Petroleum Corp..............................    11,500      9,984
    RFM Corp....................................................   109,000     10,151
    Rizal Commercial Banking Corp...............................    68,400     34,122
    Robinsons Land Corp.........................................   288,800    135,685
    Security Bank Corp..........................................    36,300    125,406
    Union Bank Of Philippines...................................    19,090     22,322

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
PHILIPPINES -- (Continued)
    Vista Land & Lifescapes, Inc................................ 634,700 $   89,082
                                                                         ----------
TOTAL PHILIPPINES...............................................          1,594,988
                                                                         ----------
POLAND -- (1.7%)
*   Alior Bank SA...............................................  15,704    241,871
    Amica SA....................................................     672     22,831
    Asseco Poland SA............................................  13,478    187,176
    Bank Handlowy w Warszawie SA................................   4,450     72,445
*   Bank Millennium SA..........................................  97,447    246,208
    Ciech SA....................................................   5,343     66,994
    ComArch SA..................................................     626     30,675
*   Cyfrowy Polsat SA...........................................  20,099    139,535
    Dom Development SA..........................................     670     14,200
    Echo Investment SA..........................................  14,725     14,901
*   Enea SA.....................................................  37,542     75,165
    Grupa Azoty SA..............................................   8,937     96,828
    Grupa Lotos SA..............................................  11,487    250,278
    Inter Cars SA...............................................     214     12,204
*   Jastrzebska Spolka Weglowa SA...............................   8,492    129,278
    Kernel Holding SA...........................................   7,613    105,744
    KRUK SA.....................................................     673     30,593
    LC Corp. SA.................................................  39,555     26,272
*   Lubelski Wegiel Bogdanka SA.................................   1,563     16,586
*   Netia SA....................................................  19,625     25,576
*   PKP Cargo SA................................................   3,662     42,768
    Stalexport Autostrady SA....................................  13,257     12,091
    Stalprodukt SA..............................................     216     19,523
*   Tauron Polska Energia SA.................................... 204,916     92,942
    Warsaw Stock Exchange.......................................   1,473     16,073
                                                                         ----------
TOTAL POLAND....................................................          1,988,757
                                                                         ----------
RUSSIA -- (1.0%)
    Etalon Group P.L.C., GDR....................................  14,720     27,232
    Globaltrans Investment P.L.C., GDR..........................   8,642     83,568
*   Lenta, Ltd..................................................  26,645     95,522
    Magnitogorsk Iron & Steel Works PJSC, GDR...................  16,840    150,036
*   Mail.Ru Group, Ltd., GDR....................................   4,918    113,606
    PhosAgro PJSC, GDR..........................................   2,374     29,889
    Ros Agro P.L.C., GDR........................................   3,013     34,529
    RusHydro PJSC, ADR.......................................... 103,992     80,729
    TMK PJSC, GDR...............................................   3,822     13,988
    VEON, Ltd...................................................  57,567    134,707
    VTB Bank PJSC, GDR.......................................... 123,910    138,283
    X5 Retail Group NV, GDR.....................................   9,502    288,386
                                                                         ----------
TOTAL RUSSIA....................................................          1,190,475
                                                                         ----------
SOUTH AFRICA -- (6.7%)
    Adcock Ingram Holdings, Ltd.................................   6,350     29,296
*   Adcorp Holdings, Ltd........................................   7,281     11,143
    Advtech, Ltd................................................  84,198     79,884
    AECI, Ltd...................................................  33,923    226,736
    African Oxygen, Ltd.........................................  17,052     26,147
    African Rainbow Minerals, Ltd...............................  29,837    355,415
    Alexander Forbes Group Holdings, Ltd........................ 176,003     67,165
    Allied Electronics Corp., Ltd., Class A.....................  36,040     51,933
    Alviva Holdings, Ltd........................................  19,705     22,661
    AngloGold Ashanti, Ltd......................................  25,079    298,386
    AngloGold Ashanti, Ltd., Sponsored ADR......................  22,301    263,143

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH AFRICA -- (Continued)
    Aspen Pharmacare Holdings, Ltd..............................  10,670 $   76,887
    Assore, Ltd.................................................   5,691    147,708
    Astral Foods, Ltd...........................................  11,734    148,867
    Barloworld, Ltd.............................................  34,950    312,190
    Bidvest Group, Ltd. (The)...................................  29,884    454,539
*   Blue Label Telecoms, Ltd....................................  41,945     14,419
    Clover Industries, Ltd......................................  18,040     28,842
*   DataTec, Ltd................................................  57,458    131,593
    Distell Group Holdings, Ltd.................................   5,639     54,008
*   EOH Holdings, Ltd...........................................  25,195     36,008
    Exxaro Resources, Ltd.......................................  43,210    494,461
    Gold Fields, Ltd............................................  66,459    250,465
    Gold Fields, Ltd., Sponsored ADR............................  91,296    342,360
    Grindrod, Ltd...............................................  61,737     33,095
*   Harmony Gold Mining Co., Ltd................................  81,964    140,428
*   Harmony Gold Mining Co., Ltd., Sponsored ADR................  16,913     29,429
    Hudaco Industries, Ltd......................................   3,955     36,917
*   Impala Platinum Holdings, Ltd............................... 106,402    427,916
    Imperial Logistics, Ltd.....................................  22,265     97,398
    Invicta Holdings, Ltd.......................................   6,213     11,678
    KAP Industrial Holdings, Ltd................................ 223,916    115,355
    Lewis Group, Ltd............................................   6,721     14,737
    Liberty Holdings, Ltd.......................................  21,936    158,803
    Life Healthcare Group Holdings, Ltd......................... 149,194    272,127
    Long4Life, Ltd..............................................  88,335     30,744
    Merafe Resources, Ltd....................................... 107,504     10,273
    Metair Investments, Ltd.....................................  31,298     51,548
    MMI Holdings, Ltd........................................... 163,591    204,557
    Motus Holdings Ltd..........................................   1,583      9,844
    Mpact, Ltd..................................................  21,681     35,966
*   Nampak, Ltd................................................. 126,634     92,886
    Oceana Group, Ltd...........................................   5,864     28,649
    Omnia Holdings, Ltd.........................................  14,165     57,530
    Peregrine Holdings, Ltd.....................................  32,244     43,671
    Pioneer Foods Group, Ltd....................................  23,061    138,886
*   PPC, Ltd.................................................... 411,890    143,541
    Raubex Group, Ltd...........................................  35,771     54,410
    RCL Foods, Ltd..............................................   9,673      9,311
    Reunert, Ltd................................................  33,165    179,839
    Rhodes Food Group Pty, Ltd..................................   6,432      8,103
*   Royal Bafokeng Platinum, Ltd................................  12,976     30,735
    Sappi, Ltd..................................................  74,610    356,268
*   Sibanye Gold, Ltd........................................... 299,636    282,101
*   Super Group, Ltd............................................  62,202    160,238
    Telkom SA SOC, Ltd..........................................  61,152    363,962
    Tongaat Hulett, Ltd.........................................  28,548     42,688
    Transaction Capital, Ltd....................................  49,054     65,577
    Trencor, Ltd................................................  27,669     49,006
    Tsogo Sun Holdings, Ltd.....................................  72,139    108,586
    Wilson Bayly Holmes-Ovcon, Ltd..............................   9,319     73,511
                                                                         ----------
TOTAL SOUTH AFRICA..............................................          7,894,569
                                                                         ----------
SOUTH KOREA -- (17.1%)
*   Able C&C Co., Ltd...........................................   1,801     20,301
    Aekyung Petrochemical Co., Ltd..............................   4,211     32,976
*   Agabang&Company.............................................   4,166     13,165
*   AJ Rent A Car Co., Ltd......................................   2,199     21,117
    AK Holdings, Inc............................................     985     43,575
    ALUKO Co., Ltd..............................................   8,599     19,866

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    Asia Cement Co., Ltd........................................    269 $ 23,376
    ASIA Holdings Co., Ltd......................................     91   10,017
    Asia Paper Manufacturing Co., Ltd...........................  1,081   39,481
*   Asiana Airlines, Inc........................................ 19,573  110,931
    Autech Corp.................................................  1,278   12,588
    BGF Co., Ltd................................................  4,573   32,267
    Binggrae Co., Ltd...........................................  1,362   85,997
    BNK Financial Group, Inc.................................... 43,405  260,476
    Busan City Gas Co., Ltd.....................................    284    9,436
    Byucksan Corp...............................................  8,914   21,315
    Capro Corp..................................................  7,250   28,556
    Chongkundang Holdings Corp..................................    380   24,829
    Chosun Refractories Co., Ltd................................    302   22,270
    CJ CheilJedang Corp.........................................  1,113  300,261
    CJ Corp.....................................................  2,382  243,626
    CJ Hello Co., Ltd...........................................  3,508   25,990
    D.I Corp....................................................  3,646   14,580
    Dae Han Flour Mills Co., Ltd................................    144   25,491
    Dae Won Kang Up Co., Ltd....................................  2,525   11,066
    Daeduck Electronics Co......................................  5,983   54,315
    Daekyo Co., Ltd.............................................  5,085   26,879
    Daelim Industrial Co., Ltd..................................  4,669  387,409
    Daesang Corp................................................  3,678   83,659
*   Daewoo Engineering & Construction Co., Ltd.................. 26,853  116,052
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd...........  6,460  161,010
*   Danal Co., Ltd.............................................. 13,434   38,675
    Daou Data Corp..............................................  2,532   20,942
    Daou Technology, Inc........................................  5,867  111,370
    DB Financial Investment Co., Ltd............................  3,038   13,310
    DB HiTek Co., Ltd...........................................  7,287   99,863
    DB Insurance Co., Ltd.......................................  8,076  473,132
*   Deutsch Motors, Inc.........................................  6,227   41,806
    DGB Financial Group, Inc.................................... 28,574  205,982
    DMS Co., Ltd................................................  4,659   22,610
    Dong-A ST Co., Ltd..........................................    312   27,267
    Dong-Ah Geological Engineering Co., Ltd.....................  2,381   37,189
    Dong-Il Corp................................................    179   15,308
*   Dongkuk Steel Mill Co., Ltd.................................  9,676   62,658
    DONGSUNG Corp...............................................  4,993   24,101
    Dongwha Pharm Co., Ltd......................................  3,593   30,116
    Dongwon Development Co., Ltd................................  7,989   32,519
    Dongwon Industries Co., Ltd.................................    188   43,011
    Doosan Bobcat, Inc..........................................  6,812  186,791
    Doosan Corp.................................................    767   67,432
*   Doosan Heavy Industries & Construction Co., Ltd............. 13,741   82,355
*   Doosan Infracore Co., Ltd................................... 21,457  133,691
    DTR Automotive Corp.........................................    372   11,119
    e Tec E&C, Ltd..............................................    342   32,427
    Easy Bio, Inc...............................................  5,999   41,548
    E-MART, Inc.................................................  3,458  509,993
    EM-Tech Co., Ltd............................................  2,190   31,579
    ENF Technology Co., Ltd.....................................  2,872   46,758
    Eugene Corp................................................. 10,128   53,520
    Eugene Technology Co., Ltd..................................  2,599   31,037
    Farmsco.....................................................  3,427   25,506
    Fursys, Inc.................................................    403   12,665
    GS Engineering & Construction Corp..........................  9,935  345,671
    GS Global Corp.............................................. 11,688   26,624
    GS Holdings Corp............................................  8,154  363,382

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    GS Home Shopping, Inc.......................................    574 $ 84,207
    GS Retail Co., Ltd..........................................  2,384   80,003
    Gwangju Shinsegae Co., Ltd..................................     63   10,666
    HAESUNG DS Co., Ltd.........................................  2,578   34,475
*   Halla Corp..................................................  6,443   22,433
    Halla Holdings Corp.........................................  1,256   47,632
    Handok, Inc.................................................  1,372   36,585
    Handsome Co., Ltd...........................................  2,491   91,374
*   Hanjin Heavy Industries & Construction Co., Ltd............. 17,514   24,663
    Hanjin Kal Corp.............................................  6,854  217,270
    Hanjin Transportation Co., Ltd..............................  1,543   55,831
    Hankook Tire Co., Ltd.......................................  7,514  255,671
    Hansae Yes24 Holdings Co., Ltd..............................  3,050   25,218
    Hanshin Construction........................................  1,431   22,358
*   Hansol Holdings Co., Ltd....................................  5,304   21,198
    Hansol HomeDeco Co., Ltd.................................... 11,444   14,394
    Hansol Paper Co., Ltd.......................................  3,482   44,572
*   Hansol Technics Co., Ltd....................................  3,744   20,088
*   Hanwha Aerospace Co., Ltd...................................  6,356  168,246
    Hanwha Chemical Corp........................................ 17,310  305,912
    Hanwha Corp.................................................  7,084  179,737
    Hanwha General Insurance Co., Ltd...........................  7,541   32,466
*   Hanwha Investment & Securities Co., Ltd..................... 19,019   38,459
    Hanwha Life Insurance Co., Ltd.............................. 51,376  175,643
    Hanyang Eng Co., Ltd........................................  2,207   29,615
*   Harim Co., Ltd.............................................. 11,062   33,218
    Harim Holdings Co., Ltd.....................................  4,838   55,633
    HDC Holdings Co., Ltd.......................................  5,899   86,986
*   Heungkuk Fire & Marine Insurance Co., Ltd...................  9,154   38,484
    Hite Jinro Co., Ltd.........................................  4,304   74,837
    HJ Magnolia Yongpyong Hotel & Resort Corp...................  5,843   35,724
    Huchems Fine Chemical Corp..................................    816   15,296
    Huons Global Co., Ltd.......................................    833   29,320
    Huvis Corp..................................................  1,579   10,967
    HwaSung Industrial Co., Ltd.................................  1,665   21,324
    Hy-Lok Corp.................................................  1,868   31,528
    Hyundai BNG Steel Co., Ltd..................................  2,603   22,875
    Hyundai Construction Equipment Co., Ltd.....................  1,632   68,561
    Hyundai Corp................................................  1,610   32,263
    Hyundai Department Store Co., Ltd...........................  2,689  233,829
*   Hyundai Electric & Energy System Co., Ltd...................    952   19,276
    Hyundai Glovis Co., Ltd.....................................  2,953  403,968
    Hyundai Greenfood Co., Ltd..................................  7,090   84,715
    Hyundai Home Shopping Network Corp..........................    898   76,929
    Hyundai Hy Communications & Networks Co., Ltd...............  5,306   19,224
    Hyundai Livart Furniture Co., Ltd...........................  1,826   32,728
    Hyundai Marine & Fire Insurance Co., Ltd.................... 10,237  335,058
    Hyundai Motor Securities Co., Ltd...........................  3,996   34,862
    Hyundai Wia Corp............................................  2,823  120,784
    HyVision System, Inc........................................  3,468   33,288
    ICD Co., Ltd................................................  2,922   25,401
    IDIS Holdings Co., Ltd......................................  1,420   18,891
    IHQ, Inc.................................................... 12,983   25,570
    Ilshin Spinning Co., Ltd....................................    160   14,184
    iMarketKorea, Inc...........................................  4,471   37,282
*   Insun ENT Co., Ltd..........................................  5,586   46,784
*   Interflex Co., Ltd..........................................  1,958   24,191
    Interpark Holdings Corp.....................................  5,276   11,219
    INTOPS Co., Ltd.............................................  2,924   40,934

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    IS Dongseo Co., Ltd.........................................  1,974 $ 61,457
    Jahwa Electronics Co., Ltd..................................  2,599   29,018
    KAON Media Co., Ltd.........................................  3,271   28,550
    KC Co., Ltd.................................................  2,037   28,374
    KCC Corp....................................................    990  300,875
    KG Chemical Corp............................................  1,807   22,296
    KGMobilians Co., Ltd........................................  3,097   19,141
    KISCO Corp..................................................  2,292   11,777
    KISCO Holdings Co., Ltd.....................................  1,802   20,949
    KISWIRE, Ltd................................................    558   12,257
    KIWOOM Securities Co., Ltd..................................  2,087  147,228
    KMH Co., Ltd................................................  4,054   26,628
    Kolon Corp..................................................  1,235   28,875
    Kolon Industries, Inc.......................................  2,837  112,483
    Korea Alcohol Industrial Co., Ltd...........................  1,839   13,999
    Korea Asset In Trust Co., Ltd...............................  5,830   21,179
    Korea Autoglass Corp........................................  1,897   32,502
    Korea Electric Terminal Co., Ltd............................  1,452   72,228
    Korea Investment Holdings Co., Ltd..........................  7,037  413,110
*   Korea Line Corp.............................................  2,164   44,406
    Korea Petrochemical Ind Co., Ltd............................    740   95,263
    Korea Real Estate Investment & Trust Co., Ltd............... 23,718   52,867
    Korean Air Lines Co., Ltd...................................  7,204  204,596
    Korean Reinsurance Co....................................... 14,855  115,987
    Kortek Corp.................................................  2,426   31,782
    KPX Chemical Co., Ltd.......................................    249   12,056
    KT Skylife Co., Ltd.........................................  3,494   35,301
*   KTB Investment & Securities Co., Ltd........................ 10,955   29,752
    Kukdo Chemical Co., Ltd.....................................    754   29,840
    Kumho Industrial Co., Ltd...................................  2,973   36,539
    Kumho Petrochemical Co., Ltd................................  2,943  231,723
    Kwang Dong Pharmaceutical Co., Ltd..........................  6,444   40,630
    Kyeryong Construction Industrial Co., Ltd...................    554   11,959
    Kyobo Securities Co., Ltd...................................  3,914   34,846
    Kyungbang Co., Ltd..........................................  1,871   17,924
    Kyung-In Synthetic Corp.....................................  5,504   30,605
    LEADCORP, Inc. (The)........................................  2,739   14,375
    LF Corp.....................................................  2,925   62,465
    LG Hausys, Ltd..............................................    938   48,838
    LG Innotek Co., Ltd.........................................  2,363  247,872
    LG International Corp.......................................  4,819   78,542
    Lotte Chilsung Beverage Co., Ltd............................     55   81,501
    LOTTE Fine Chemical Co., Ltd................................  2,962  122,085
    Lotte Food Co., Ltd.........................................     74   39,955
    LOTTE Himart Co., Ltd.......................................  1,797   73,138
*   Lotte Non-Life Insurance Co., Ltd........................... 14,792   34,895
    Lotte Shopping Co., Ltd.....................................    224   34,200
    LS Corp.....................................................  2,906  123,386
    LS Industrial Systems Co., Ltd..............................  2,061   84,956
*   Lumens Co., Ltd............................................. 10,766   20,934
    Mando Corp..................................................  5,284  151,276
    Meritz Financial Group, Inc.................................  6,357   71,960
    Meritz Securities Co., Ltd.................................. 46,870  203,415
    Mirae Asset Daewoo Co., Ltd................................. 64,437  431,237
    Mirae Asset Life Insurance Co., Ltd......................... 14,911   67,659
    MK Electron Co., Ltd........................................  4,052   29,768
    Moorim P&P Co., Ltd.........................................  4,758   24,886
    Muhak Co., Ltd..............................................  3,935   45,762
    Namhae Chemical Corp........................................  2,744   25,262

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
*   Namsun Aluminum Co., Ltd.................................... 20,118 $ 49,175
    Namyang Dairy Products Co., Ltd.............................     48   25,244
*   Neowiz......................................................  2,725   30,540
    Nexen Corp..................................................  3,032   16,520
    Nexen Tire Corp.............................................  6,381   54,995
    NH Investment & Securities Co., Ltd......................... 23,021  271,611
*   NHN Corp....................................................  1,849  133,084
    NICE Holdings Co., Ltd......................................  2,945   56,373
    Nice Information & Telecommunication, Inc...................    623   11,379
    Nong Shim Holdings Co., Ltd.................................    164   12,104
    NongShim Co., Ltd...........................................    507  121,820
    NS Shopping Co., Ltd........................................  2,986   36,570
    OCI Co., Ltd................................................  3,004  239,647
    Orange Life Insurance, Ltd..................................  3,758  114,593
    Orion Holdings Corp.........................................  4,507   73,775
*   Pan Ocean Co., Ltd.......................................... 39,992  163,312
    Poongsan Corp...............................................  2,799   66,757
    Poongsan Holdings Corp......................................    612   21,349
    Posco International Corp....................................  7,967  124,909
    Pulmuone Co., Ltd...........................................    128   14,135
    Reyon Pharmaceutical Co., Ltd...............................  1,419   23,201
*   RFTech Co., Ltd.............................................  3,243   18,375
    S&T Motiv Co., Ltd..........................................  1,479   48,276
    Sajo Industries Co., Ltd....................................    588   29,697
    Sam Young Electronics Co., Ltd..............................  2,074   22,604
    Sam Yung Trading Co., Ltd...................................  2,468   33,713
    Samho Development Co., Ltd..................................  4,766   20,664
    Samick Musical Instruments Co., Ltd.........................  8,299   15,817
    Samji Electronics Co., Ltd..................................  1,682   15,580
    Samkwang Glass Co., Ltd.....................................    874   32,254
    Sammok S-Form Co., Ltd......................................  2,023   24,084
*   SAMPYO Cement Co., Ltd......................................  9,240   28,783
    Samsung Card Co., Ltd.......................................  4,944  157,175
*   Samsung Heavy Industries Co., Ltd........................... 71,715  505,815
    Samsung Securities Co., Ltd................................. 10,310  315,075
    Samyang Corp................................................    593   31,225
    Samyang Holdings Corp.......................................    509   35,022
*   SBW......................................................... 22,720   19,486
*   S-Connect Co., Ltd..........................................  8,958   15,305
    Seah Besteel Corp...........................................  2,148   36,129
    Sebang Co., Ltd.............................................  1,020   12,765
    Sebang Global Battery Co., Ltd..............................  1,376   56,306
    Seohan Co., Ltd............................................. 19,101   29,128
    Seohee Construction Co., Ltd................................ 27,983   30,035
*   SFA Semicon Co., Ltd........................................  8,599   18,107
    Shindaeyang Paper Co., Ltd..................................    369   26,225
    Shinsegae Food Co., Ltd.....................................    418   32,164
    Shinsegae Information & Communication Co., Ltd..............    286   34,584
    Shinsegae, Inc..............................................  1,260  367,164
*   Shinsung E&G Co., Ltd....................................... 21,811   21,865
    Shinyoung Securities Co., Ltd...............................    247   12,441
    Silla Co., Ltd..............................................    770    9,819
    SIMMTECH Co., Ltd...........................................  4,307   25,308
    Sindoh Co., Ltd.............................................  1,082   46,482
    SK Chemicals Co., Ltd.......................................    507   29,394
    SK Discovery Co., Ltd.......................................  2,070   53,875
    SK Gas, Ltd.................................................  1,140   83,727
    SK Networks Co., Ltd........................................ 24,348  122,174
    SKC Co., Ltd................................................  4,832  147,951

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
    SL Corp.....................................................   2,473 $    51,464
*   S-MAC Co., Ltd..............................................  36,548      33,134
*   Solid, Inc..................................................   1,131       4,219
    Songwon Industrial Co., Ltd.................................   2,633      45,131
    Soulbrain Co., Ltd..........................................   1,537      66,286
    SPG Co., Ltd................................................   4,430      34,532
*   Ssangyong Motor Co..........................................   6,352      28,761
    ST Pharm Co., Ltd...........................................   1,650      32,371
    Suheung Co., Ltd............................................   1,350      31,353
    Sung Kwang Bend Co., Ltd....................................   2,934      29,293
*   Sungchang Enterprise Holdings, Ltd..........................  12,418      22,277
    Sungshin Cement Co., Ltd....................................   4,536      38,389
    Sungwoo Hitech Co., Ltd.....................................   8,732      36,435
    Sunjin Co., Ltd.............................................   2,612      28,654
    Taekwang Industrial Co., Ltd................................      70      89,819
*   Taewoong Co., Ltd...........................................   3,151      27,536
    Taeyoung Engineering & Construction Co., Ltd................   4,719      51,646
    TechWing, Inc...............................................   3,343      41,838
    TES Co., Ltd................................................   2,837      44,353
*   TK Chemical Corp............................................   8,032      18,974
    TK Corp.....................................................   2,960      29,428
    Tongyang Life Insurance Co., Ltd............................   5,937      23,050
    Tongyang, Inc...............................................  19,744      33,670
    Top Engineering Co., Ltd....................................   3,288      24,041
    Toptec Co., Ltd.............................................   2,680      23,292
    Tovis Co., Ltd..............................................   1,651       9,886
    Unid Co., Ltd...............................................   1,341      57,764
    Union Semiconductor Equipment & Materials Co., Ltd..........   8,375      41,144
    Whanin Pharmaceutical Co., Ltd..............................     625      10,344
*   Wonik Holdings Co., Ltd.....................................   8,665      36,846
    Wonik Materials Co., Ltd....................................   1,147      23,314
*   Woongjin Co., Ltd...........................................  15,317      29,377
    Y G-1 Co., Ltd..............................................   3,707      35,595
    Youlchon Chemical Co., Ltd..................................   2,606      31,824
    Young Poong Corp............................................      78      51,766
    Youngone Corp...............................................   3,385     107,087
    Youngone Holdings Co., Ltd..................................     926      51,540
*   Yuanta Securities Korea Co., Ltd............................  17,353      49,415
    Zeus Co., Ltd...............................................   1,991      27,228
                                                                         -----------
TOTAL SOUTH KOREA...............................................          20,075,814
                                                                         -----------
TAIWAN -- (17.9%)
    Ability Enterprise Co., Ltd.................................  36,000      16,631
    AcBel Polytech, Inc.........................................  83,000      60,553
    Acer, Inc................................................... 550,000     373,862
    A-DATA Technology Co., Ltd..................................  51,000      82,576
    Advanced International Multitech Co., Ltd...................  14,000      20,867
*   AGV Products Corp...........................................  44,000      10,041
    Alchip Technologies, Ltd....................................  11,000      28,978
*   ALI Corp....................................................  59,000      20,657
    Alpha Networks, Inc.........................................  73,000      47,199
    Altek Corp..................................................  59,000      51,285
    Ambassador Hotel (The)......................................  50,000      35,447
*   AmTRAN Technology Co., Ltd.................................. 164,000      63,446
    Apacer Technology, Inc......................................  10,000      10,927
    APCB, Inc...................................................  17,000      17,206
*   Apex International Co., Ltd.................................  28,000      46,385
    Ardentec Corp...............................................  92,000      94,404
*   Asia Pacific Telecom Co., Ltd............................... 232,000      60,738

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Asia Polymer Corp...........................................  66,000 $ 30,461
    Asia Vital Components Co., Ltd..............................  60,000   83,567
    AU Optronics Corp........................................... 245,000   87,621
    Audix Corp..................................................   8,000   10,251
    Bank of Kaohsiung Co., Ltd..................................  66,000   20,643
    BES Engineering Corp........................................ 361,000   91,187
    Capital Securities Corp..................................... 323,000   97,246
    Casetek Holdings, Ltd.......................................  31,000   51,916
    Cathay Real Estate Development Co., Ltd..................... 104,000   84,695
    Celxpert Energy Corp........................................  10,000   10,657
    Channel Well Technology Co., Ltd............................  31,000   27,280
    CHC Healthcare Group........................................  13,000   16,964
    Chen Full International Co., Ltd............................  12,000   15,309
    Cheng Loong Corp............................................ 135,000   86,342
*   Cheng Mei Materials Technology Corp.........................  78,000   32,463
    Cheng Uei Precision Industry Co., Ltd.......................  76,000   92,356
    Chia Chang Co., Ltd.........................................  17,000   24,621
    Chia Hsin Cement Corp.......................................  51,000   24,764
    Chilisin Electronics Corp...................................  28,000   89,534
    China Airlines, Ltd......................................... 438,000  138,949
    China Bills Finance Corp....................................  96,000   45,825
    China Chemical & Pharmaceutical Co., Ltd....................  48,000   29,301
    China General Plastics Corp.................................  76,000   55,929
    China Life Insurance Co., Ltd............................... 294,000  244,786
    China Man-Made Fiber Corp................................... 249,000   78,477
    China Metal Products........................................  79,000   96,086
    China Motor Corp............................................ 109,000   97,882
*   China Petrochemical Development Corp........................ 554,000  209,252
    Chin-Poon Industrial Co., Ltd...............................  68,000   84,682
    Chipbond Technology Corp....................................  98,000  222,401
    ChipMOS Techinologies, Inc..................................  50,000   43,592
    Chong Hong Construction Co., Ltd............................  31,000   87,216
    Chun Yuan Steel.............................................  34,000   11,496
    Chung Hsin Electric & Machinery Manufacturing Corp..........  73,000   49,161
*   Chung Hung Steel Corp....................................... 161,000   64,149
    Chung Hwa Pulp Corp.........................................  48,000   14,824
    Clevo Co....................................................  74,000   70,480
*   CMC Magnetics Corp.......................................... 360,000   82,238
    Compal Electronics, Inc..................................... 690,000  446,025
    Compeq Manufacturing Co., Ltd............................... 189,000  156,617
    Concord Securities Co., Ltd.................................  56,000   13,326
    Continental Holdings Corp...................................  60,000   29,918
    Coretronic Corp.............................................  66,000  102,751
    Co-Tech Development Corp....................................  32,000   34,034
    CyberTAN Technology, Inc....................................  61,000   32,429
    DA CIN Construction Co., Ltd................................  60,000   40,785
    Darfon Electronics Corp.....................................  37,000   57,191
    Darwin Precisions Corp......................................  94,000   58,758
    Depo Auto Parts Ind Co., Ltd................................   7,000   15,666
*   D-Link Corp................................................. 143,000   66,777
    Dynapack International Technology Corp......................  25,000   40,236
    E Ink Holdings, Inc......................................... 156,000  187,313
    Elite Semiconductor Memory Technology, Inc..................  56,000   59,236
    Elitegroup Computer Systems Co., Ltd........................  25,000    9,682
    Epistar Corp................................................ 178,000  155,907
    Eternal Materials Co., Ltd.................................. 135,000  111,681
    Eva Airways Corp............................................ 376,799  184,793
*   Everest Textile Co., Ltd....................................  42,000   15,496
    Evergreen International Storage & Transport Corp............  87,000   38,753

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
TAIWAN -- (Continued)
    Evergreen Marine Corp. Taiwan, Ltd..........................   370,000 $162,437
    Everlight Chemical Industrial Corp..........................    50,000   27,043
    Everlight Electronics Co., Ltd..............................   107,000  107,153
    Excelsior Medical Co., Ltd..................................    12,000   19,093
    Far Eastern Department Stores, Ltd..........................   220,000  116,808
    Far Eastern International Bank..............................   407,000  151,555
    Farglory Land Development Co., Ltd..........................    72,000   88,871
*   Federal Corp................................................    42,000   14,756
*   First Steamship Co., Ltd....................................    89,000   35,362
    FLEXium Interconnect, Inc...................................    59,000  185,430
    FocalTech Systems Co., Ltd..................................    63,000   51,322
    Formosa Advanced Technologies Co., Ltd......................    12,000   13,700
    Formosa Laboratories, Inc...................................    10,000   13,437
    Formosa Taffeta Co., Ltd....................................   164,000  197,799
    Formosan Rubber Group, Inc..................................    33,000   18,381
    Formosan Union Chemical.....................................    32,000   14,510
    Foxconn Technology Co., Ltd.................................   154,000  345,502
    Fulgent Sun International Holding Co., Ltd..................    19,215   41,468
    Fulltech Fiber Glass Corp...................................    62,000   31,673
    G Shank Enterprise Co., Ltd.................................    14,000   10,757
    GCS Holdings, Inc...........................................     8,000   15,725
    Gemtek Technology Corp......................................    62,000   52,239
    General Interface Solution Holding, Ltd.....................    45,000  174,599
    Gigabyte Technology Co., Ltd................................    96,000  154,539
*   Gigastorage Corp............................................    51,000    9,932
    Global Brands Manufacture, Ltd..............................    77,000   36,103
    Global Mixed Mode Technology, Inc...........................    15,000   39,748
    Globe Union Industrial Corp.................................    44,000   24,868
    Gloria Material Technology Corp.............................    63,000   40,295
*   Gold Circuit Electronics, Ltd...............................   118,000   47,942
    Goldsun Building Materials Co., Ltd.........................   141,000   37,937
    Grand Pacific Petrochemical.................................   157,000  108,250
    Greatek Electronics, Inc....................................    44,000   60,911
    Hannstar Board Corp.........................................    69,000   73,408
    HannStar Display Corp.......................................   504,000  130,513
*   HannsTouch Solution, Inc....................................   121,000   59,013
    Hey Song Corp...............................................     6,000    6,163
    Hiroca Holdings, Ltd........................................    16,000   38,804
    Hitron Technology, Inc......................................    29,000   20,086
    Ho Tung Chemical Corp.......................................   176,000   39,584
    Hong Pu Real Estate Development Co., Ltd....................    16,000   10,043
    Hsin Kuang Steel Co., Ltd...................................    43,000   42,569
    Huaku Development Co., Ltd..................................    37,000   93,570
    Huang Hsiang Construction Corp..............................    28,000   25,248
    Hung Ching Development & Construction Co., Ltd..............    13,000    9,358
    Hung Sheng Construction, Ltd................................    97,000   70,834
    Ibase Technology, Inc.......................................    18,000   23,130
*   Ichia Technologies, Inc.....................................    27,000   15,099
    IEI Integration Corp........................................    31,000   34,391
    Innolux Corp................................................ 1,416,000  454,370
    International CSRC Investment Holdings Co...................   120,000  163,297
    Inventec Corp...............................................   361,000  290,044
    ITE Technology, Inc.........................................    13,000   14,757
    Jarllytec Co., Ltd..........................................    10,000   21,944
    Jess-Link Products Co., Ltd.................................    13,000   13,430
    Jih Sun Financial Holdings Co., Ltd.........................   285,000   90,612
    KEE TAI Properties Co., Ltd.................................    49,000   18,390
    Kenda Rubber Industrial Co., Ltd............................    55,000   53,667
    Kindom Construction Corp....................................    71,000   48,460

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    King Yuan Electronics Co., Ltd.............................. 207,000 $191,985
    King's Town Bank Co., Ltd................................... 139,000  148,720
    Kinpo Electronics........................................... 205,000   73,070
    Kinsus Interconnect Technology Corp.........................  61,000   92,134
    KS Terminals, Inc...........................................  11,000   16,342
*   Kuo Toong International Co., Ltd............................  29,000   20,679
    Kuoyang Construction Co., Ltd...............................  32,000   12,416
    Lealea Enterprise Co., Ltd.................................. 108,000   35,162
    Lextar Electronics Corp.....................................  69,000   39,144
*   Li Peng Enterprise Co., Ltd................................. 119,000   28,101
    Lingsen Precision Industries, Ltd...........................  39,000   12,109
    Lite-On Semiconductor Corp..................................  38,000   42,682
    Lite-On Technology Corp..................................... 333,000  469,849
    Long Bon International Co., Ltd.............................  55,000   30,719
    Long Chen Paper Co., Ltd.................................... 127,000   74,480
    Lung Yen Life Service Corp..................................  21,000   41,695
    Macronix International...................................... 302,000  234,979
    Mercuries & Associates Holding, Ltd.........................  23,000   13,028
*   Mercuries Life Insurance Co., Ltd........................... 189,113   67,966
*   Microbio Co., Ltd...........................................  59,000   27,995
    Mitac Holdings Corp......................................... 123,000  127,536
*   Motech Industries, Inc......................................  81,000   22,459
    MPI Corp....................................................   7,000   15,944
    Nan Ya Printed Circuit Board Corp...........................  58,000   87,341
    O-Bank Co., Ltd.............................................  73,000   18,682
    OptoTech Corp............................................... 110,000   82,879
*   Orient Semiconductor Electronics, Ltd.......................  82,709   42,929
    Oriental Union Chemical Corp................................  94,000   79,167
*   Pan Jit International, Inc..................................  43,000   37,962
    Pan-International Industrial Corp...........................  99,000   84,552
*   Phihong Technology Co., Ltd.................................  32,000   10,636
    Pou Chen Corp............................................... 309,000  375,913
    Powertech Technology, Inc................................... 121,000  302,107
    President Securities Corp................................... 103,000   44,842
    Prince Housing & Development Corp...........................  34,000   12,268
    Promate Electronic Co., Ltd.................................  18,000   18,879
    Qisda Corp.................................................. 336,000  214,004
    Quanta Storage, Inc.........................................  17,000   31,315
*   Radium Life Tech Co., Ltd................................... 166,000   72,785
    Rechi Precision Co., Ltd....................................  31,000   25,944
    Rich Development Co., Ltd...................................  50,000   14,688
    Ruentex Development Co., Ltd................................  89,000  122,249
    Ruentex Industries, Ltd.....................................  60,000  143,407
    Sampo Corp..................................................  43,200   23,353
    San Fang Chemical Industry Co., Ltd.........................  20,000   15,382
    San Far Property, Ltd.......................................  22,000   13,644
    Sanyang Motor Co., Ltd...................................... 100,000   65,216
    Sesoda Corp.................................................  16,000   13,519
    Shihlin Electric & Engineering Corp.........................  30,000   40,561
    Shin Kong Financial Holding Co., Ltd........................ 356,000  100,868
    Shin Zu Shing Co., Ltd......................................  30,000  114,289
*   Shining Building Business Co., Ltd..........................  33,000   10,845
    Shinkong Insurance Co., Ltd.................................  23,000   28,911
    Shinkong Synthetic Fibers Corp.............................. 199,000   87,577
    Sigurd Microelectronics Corp................................  81,000   80,883
*   Silicon Integrated Systems Corp.............................  82,000   23,488
    Sincere Navigation Corp.....................................  88,000   49,005
    Sinher Technology, Inc......................................   8,000   12,897
    Sino-American Silicon Products, Inc.........................  94,000  203,803

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Sinon Corp..................................................  56,000 $ 34,168
    Sinphar Pharmaceutical Co., Ltd.............................  20,000   12,980
*   Solar Applied Materials Technology Co.......................  54,000   32,812
    Sunplus Technology Co., Ltd................................. 144,000   59,256
    Sunspring Metal Corp........................................  12,000   13,661
    Supreme Electronics Co., Ltd................................  63,000   62,904
    Sweeten Real Estate Development Co., Ltd....................  14,000   12,149
    Syncmold Enterprise Corp....................................  29,000   81,969
    Synnex Technology International Corp........................ 242,000  301,977
    Systex Corp.................................................  29,000   63,762
    Ta Ya Electric Wire & Cable................................. 111,000   39,242
    Taichung Commercial Bank Co., Ltd........................... 361,000  140,214
    Taiflex Scientific Co., Ltd.................................  39,000   50,293
    Tainan Spinning Co., Ltd....................................  95,000   37,067
    Taiwan Business Bank........................................ 772,000  318,760
    Taiwan Chinsan Electronic Industrial Co., Ltd...............  13,000   16,091
    Taiwan Fertilizer Co., Ltd.................................. 143,000  208,236
    Taiwan Fire & Marine Insurance Co., Ltd.....................  16,000   10,487
    Taiwan FU Hsing Industrial Co., Ltd.........................   9,000   11,853
    Taiwan Glass Industry Corp.................................. 153,000   61,211
    Taiwan Hon Chuan Enterprise Co., Ltd........................  46,000   73,870
    Taiwan Hopax Chemicals Manufacturing Co., Ltd...............  20,000   12,571
*   Taiwan Land Development Corp................................ 124,000   35,106
    Taiwan Navigation Co., Ltd..................................  52,000   32,748
    Taiwan PCB Techvest Co., Ltd................................  53,000   65,023
    Taiwan Pulp & Paper Corp....................................  22,000   13,489
    Taiwan Shin Kong Security Co., Ltd..........................  30,000   37,141
    Taiwan Surface Mounting Technology Corp.....................  61,000  115,544
    Taiwan TEA Corp............................................. 120,000   60,579
    Teco Electric and Machinery Co., Ltd........................ 352,000  263,774
    Test-Rite International Co., Ltd............................  18,000   12,356
    Thye Ming Industrial Co., Ltd...............................  15,000   15,566
    Ton Yi Industrial Corp...................................... 154,000   62,564
    Tong Yang Industry Co., Ltd.................................  84,000  119,991
*   Tong-Tai Machine & Tool Co., Ltd............................  18,000   12,241
    TOPBI International Holdings, Ltd...........................  13,000   36,830
    Topco Scientific Co., Ltd...................................  16,000   45,922
    TPK Holding Co., Ltd........................................  55,000  101,952
    Transcend Information, Inc..................................  32,000   72,504
    Tripod Technology Corp......................................  80,000  256,863
    TSRC Corp...................................................  73,000   67,253
    Tung Ho Steel Enterprise Corp............................... 127,000   90,865
    TXC Corp....................................................  60,000   70,031
    TYC Brother Industrial Co., Ltd.............................  38,000   33,636
*   Tycoons Group Enterprise....................................  88,000   18,625
    Tyntek Corp.................................................  60,000   33,442
    U-Ming Marine Transport Corp................................  81,000   84,809
    Unimicron Technology Corp................................... 207,000  231,362
    Union Bank Of Taiwan........................................ 140,000   49,642
    Unitech Printed Circuit Board Corp.......................... 166,000  101,957
*   Unity Opto Technology Co., Ltd..............................  46,000   14,600
    Universal Cement Corp.......................................  19,000   12,237
*   Unizyx Holding Corp.........................................  28,000   20,925
    UPC Technology Corp......................................... 145,000   59,281
    USI Corp.................................................... 102,000   39,151
    Wah Lee Industrial Corp.....................................  14,000   24,522
    Walsin Lihwa Corp........................................... 448,000  251,759
    Walton Advanced Engineering, Inc............................  49,000   17,783
    Wan Hai Lines, Ltd.......................................... 101,000   53,297

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
TAIWAN -- (Continued)
    Waterland Financial Holdings Co., Ltd.......................   394,000 $   132,649
    Weikeng Industrial Co., Ltd.................................    66,000      43,717
    Well Shin Technology Co., Ltd...............................     9,000      15,745
    Weltrend Semiconductor......................................    18,000      15,285
    Winbond Electronics Corp....................................   533,000     277,594
    Wisdom Marine Lines Co., Ltd................................    56,000      53,285
    Wistron Corp................................................   490,000     406,783
    WPG Holdings, Ltd...........................................   243,000     320,720
    WT Microelectronics Co., Ltd................................    90,000     118,910
*   WUS Printed Circuit Co., Ltd................................    35,000      29,052
*   Yang Ming Marine Transport Corp.............................   204,000      57,967
    YC Co., Ltd.................................................    53,000      23,498
    YC INOX Co., Ltd............................................    51,000      43,181
    Yeong Guan Energy Technology Group Co., Ltd.................    23,000      60,972
    YFY, Inc....................................................   172,000      66,278
    Yieh Phui Enterprise Co., Ltd...............................   189,000      57,649
    Youngtek Electronics Corp...................................    21,000      31,439
    Yulon Motor Co., Ltd........................................   228,000     143,992
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.............     5,000      11,887
    Zenitron Corp...............................................    27,000      19,978
    Zhen Ding Technology Holding, Ltd...........................    80,000     286,213
    Zig Sheng Industrial Co., Ltd...............................    34,000       9,790
    Zinwell Corp................................................    70,000      52,019
    ZongTai Real Estate Development Co., Ltd....................    27,000      16,640
                                                                           -----------
TOTAL TAIWAN....................................................            21,046,238
                                                                           -----------
THAILAND -- (3.6%)
    Alucon PCL..................................................     2,100      11,742
    Amata Corp. PCL.............................................    91,300      64,060
    Ananda Development PCL......................................   401,800      50,091
    AP Thailand PCL.............................................   293,300      72,579
    Asia Sermkij Leasing PCL....................................    24,700      18,259
    Bangchak Corp. PCL..........................................    95,800      97,525
    Bangkok Airways PCL.........................................    83,900      31,011
    Bangkok Land PCL............................................ 2,102,200     103,382
    Bangkok Life Assurance PCL..................................    90,900      80,436
    Banpu PCL...................................................   379,900     195,156
*   BEC World PCL...............................................   262,400      73,973
    Cal-Comp Electronics Thailand PCL...........................   528,800      31,471
    Dhipaya Insurance PCL.......................................    56,600      41,841
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   179,600      64,133
    Esso Thailand PCL...........................................   190,000      66,061
    GFPT PCL....................................................    94,100      45,687
*   Global Green Chemicals PCL, Class F.........................    42,800      16,490
    Golden Land Property Development PCL........................   183,800      47,785
    Hana Microelectronics PCL...................................   102,200     104,041
    ICC International PCL.......................................     9,200      11,815
    IRPC PCL.................................................... 1,479,100     261,767
*   Italian-Thai Development PCL................................   219,300      16,074
    KGI Securities Thailand PCL.................................   205,600      27,950
    Khon Kaen Sugar Industry PCL................................   125,300      11,774
    Kiatnakin Bank PCL..........................................   104,800     216,658
    LH Financial Group PCL...................................... 1,591,600      74,283
    LPN Development PCL.........................................   181,500      39,796
    MBK PCL.....................................................   137,900      90,709
    MC Group PCL................................................    58,600      16,612
    Polyplex Thailand PCL.......................................    55,700      24,949
*   Precious Shipping PCL.......................................   146,100      37,984
    Property Perfect PCL........................................   786,100      20,191

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
    Pruksa Holding PCL..........................................   109,100 $   64,247
    Quality Houses PCL..........................................   972,600     90,177
    Rojana Industrial Park PCL..................................    62,400     10,457
    Saha-Union PCL..............................................    21,500     30,642
    Sansiri PCL................................................. 1,743,700     78,105
    SC Asset Corp. PCL..........................................   297,500     28,143
*   SCG Ceramics PCL............................................   390,100     25,905
    Siam City Cement PCL........................................    12,989     88,289
    Siam Future Development PCL.................................   267,840     52,435
    Siamgas & Petrochemicals PCL................................   137,400     44,760
    Singha Estate PCL...........................................   555,700     55,352
    Somboon Advance Technology PCL..............................    35,800     21,643
    SPCG PCL....................................................    74,000     41,723
    Sri Trang Agro-Industry PCL.................................   194,300     79,728
    Star Petroleum Refining PCL.................................   319,200    105,983
*   STP & I PCL.................................................   174,900     38,349
    Supalai PCL.................................................   151,400    104,806
*   Super Energy Corp. PCL...................................... 2,236,200     44,129
    SVI PCL.....................................................   229,100     34,446
*   Tata Steel Thailand PCL..................................... 1,082,200     25,763
*   Thai Airways International PCL..............................   121,900     48,493
    Thai Central Chemical PCL...................................    13,500     12,157
    Thai Stanley Electric PCL...................................     2,800     20,611
    Thai Union Group PCL, Class F...............................   338,700    200,515
    Thaicom PCL.................................................   118,200     24,251
    Thaifoods Group PCL.........................................   145,600     15,141
    Thanachart Capital PCL......................................   106,600    176,971
    Thoresen Thai Agencies PCL..................................   239,200     40,085
    Tipco Asphalt PCL...........................................   111,700     62,979
    Tisco Financial Group PCL...................................    57,900    151,891
    TMB Bank PCL................................................ 1,861,300    117,771
    TPI Polene PCL..............................................   908,800     56,364
    TPI Polene Power PCL........................................   430,300     83,566
*   U City PCL, Class F.........................................   274,500     19,604
    Unique Engineering & Construction PCL.......................   141,900     45,781
    Univentures PCL.............................................   109,300     21,569
    Vinythai PCL................................................    73,200     57,895
                                                                           ----------
TOTAL THAILAND..................................................            4,287,011
                                                                           ----------
TURKEY -- (1.0%)
    Aksa Akrilik Kimya Sanayii A.S..............................    13,028     17,788
*   Aksa Enerji Uretim A.S......................................    34,262     13,512
#   Albaraka Turk Katilim Bankasi A.S...........................    43,951     10,546
    Anadolu Cam Sanayii A.S.....................................    36,374     18,738
    Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    26,267     87,280
*   Arcelik A.S.................................................    34,773    107,034
    Aygaz A.S...................................................     4,735      7,329
*   Bera Holding A.S............................................    69,189     20,654
*   Cimsa Cimento Sanayi VE Ticaret A.S.........................     9,985     10,987
    Coca-Cola Icecek A.S........................................    18,920    100,487
    Dogan Sirketler Grubu Holding A.S...........................   237,501     42,261
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
      ve Ticaret A.S............................................    22,452     10,553
*   Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S........    36,116     26,792
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.,
      Class D...................................................    43,130     16,371
*   Koza Anadolu Metal Madencilik Isletmeleri A.S...............    23,854     22,207
    Nuh Cimento Sanayi A.S......................................     7,715      9,232
*   Pegasus Hava Tasimaciligi A.S...............................     6,826     35,426
*   Sekerbank Turk AS...........................................    54,024      9,159
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S....................    15,820     10,647

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                   ------- ------------
TURKEY -- (Continued)
      TAV Havalimanlari Holding A.S...............................  27,645 $    117,348
      Trakya Cam Sanayii A.S...................................... 111,081       59,069
      Turkiye Halk Bankasi A.S.................................... 142,313      139,859
*     Turkiye Sinai Kalkinma Bankasi A.S.......................... 402,201       50,611
      Turkiye Vakiflar Bankasi TAO, Class D....................... 170,774      115,994
*     Vestel Elektronik Sanayi ve Ticaret A.S.....................  25,869       51,996
*     Zorlu Enerji Elektrik Uretim A.S............................  86,061       18,068
                                                                           ------------
TOTAL TURKEY......................................................            1,129,948
                                                                           ------------
TOTAL COMMON STOCKS...............................................          115,326,517
                                                                           ------------
PREFERRED STOCKS -- (1.3%)
BRAZIL -- (1.3%)
      Banco ABC Brasil S.A........................................  21,060      104,465
      Banco do Estado do Rio Grande do Sul SA, Class B............  39,700      247,246
      Cia Brasileira de Distribuicao..............................  12,367      304,357
      Cia Ferro Ligas da Bahia - FERBASA..........................   9,800       52,910
      Gerdau SA...................................................  87,800      316,842
      Marcopolo SA................................................ 149,694      134,381
      Randon SA Implementos e Participacoes.......................  34,900       75,655
      Unipar Carbocloro SA........................................   6,509       64,391
      Usinas Siderurgicas de Minas Gerais SA, Class A............. 104,900      230,876
                                                                           ------------
TOTAL BRAZIL......................................................            1,531,123
                                                                           ------------
COLOMBIA -- (0.0%)
      Avianca Holdings SA.........................................  68,868       31,311
                                                                           ------------
SOUTH KOREA -- (0.0%)
*     CJ Corp.....................................................     284        8,914
                                                                           ------------
TOTAL PREFERRED STOCKS............................................            1,571,348
                                                                           ------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*     Gafisa S.A. Rights 05/23/19.................................   5,548          510
                                                                           ------------
HONG KONG -- (0.0%)
*     China International Marine Containers Co., Ltd. Rights
        05/03/19..................................................     401            0
                                                                           ------------
SOUTH KOREA -- (0.0%)
*     Doosan Heavy Industries & Construction Co., Ltd. Rights
        05/09/2019................................................   7,976        9,832
                                                                           ------------
TOTAL RIGHTS/WARRANTS.............................................               10,342
                                                                           ------------
TOTAL INVESTMENT SECURITIES.......................................          116,908,207
                                                                           ------------

                                                                             VALUE+
                                                                           ------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund..........................  62,928      728,139
                                                                           ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $109,705,747).............................................         $117,636,346
                                                                           ============

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         --------------------------------------------
                                           LEVEL 1       LEVEL 2   LEVEL 3    TOTAL
                                         -----------   ----------- ------- ------------
Common Stocks
   Brazil............................... $ 8,767,909            --   --    $  8,767,909
   Chile................................   1,179,562            --   --       1,179,562
   China................................   1,631,838   $18,761,932   --      20,393,770
   Colombia.............................     461,529            --   --         461,529
   Greece...............................          --       293,410   --         293,410
   India................................     111,201    13,692,314   --      13,803,515
   Indonesia............................          --     3,456,579   --       3,456,579
   Malaysia.............................          --     3,614,985   --       3,614,985
   Mexico...............................   4,147,458            --   --       4,147,458
   Philippines..........................          --     1,594,988   --       1,594,988
   Poland...............................          --     1,988,757   --       1,988,757
   Russia...............................   1,040,439       150,036   --       1,190,475
   South Africa.........................     634,932     7,259,637   --       7,894,569
   South Korea..........................          --    20,075,814   --      20,075,814
   Taiwan...............................          --    21,046,238   --      21,046,238
   Thailand.............................   4,287,011            --   --       4,287,011
   Turkey...............................          --     1,129,948   --       1,129,948
Preferred Stocks
   Brazil...............................   1,531,123            --   --       1,531,123
   Colombia.............................      31,311            --   --          31,311
   South Korea..........................          --         8,914   --           8,914
Rights/Warrants
   Brazil...............................          --           510   --             510
   South Korea..........................          --         9,832   --           9,832
Securities Lending Collateral...........          --       728,139   --         728,139
                                         -----------   -----------   --    ------------
TOTAL................................... $23,824,313   $93,812,033   --    $117,636,346
                                         ===========   ===========   ==    ============

                See accompanying Notes to Financial Statements.

                        THE U.S. LARGE CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    SHARES       VALUE+
                                                                  ---------- --------------
COMMON STOCKS -- (96.8%)
COMMUNICATION SERVICES -- (9.1%)
#    Altice USA, Inc., Class A...................................    584,995 $   13,782,482
     AT&T, Inc................................................... 35,433,006  1,097,005,866
#    CenturyLink, Inc............................................  7,391,428     84,410,108
*    Charter Communications, Inc., Class A.......................    940,732    349,190,311
     Comcast Corp., Class A...................................... 21,941,529    955,114,757
# *  Discovery, Inc., Class A....................................  1,025,284     31,681,276
*    Discovery, Inc., Class C....................................  1,468,143     42,223,793
# *  DISH Network Corp., Class A.................................    438,597     15,403,527
# *  GCI Liberty, Inc., Class A..................................     59,566      3,551,325
     Interpublic Group of Cos., Inc. (The).......................    407,368      9,369,464
*    Liberty Broadband Corp., Class A............................     27,366      2,692,541
# *  Liberty Broadband Corp., Class C............................    172,660     17,043,269
# *  Liberty Media Corp.-Liberty Formula One, Class A............     39,281      1,483,251
*    Liberty Media Corp.-Liberty Formula One, Class C............     78,562      3,048,991
*    Liberty Media Corp.-Liberty SiriusXM, Class A...............    157,126      6,275,612
*    Liberty Media Corp.-Liberty SiriusXM, Class C...............    314,252     12,620,360
*    Madison Square Garden Co. (The), Class A....................     12,058      3,767,401
     News Corp., Class A.........................................    527,829      6,555,636
     News Corp., Class B.........................................     64,856        810,051
# *  Sprint Corp.................................................  2,014,058     11,238,444
*    T-Mobile US, Inc............................................  1,093,947     79,847,191
     Viacom, Inc., Class A.......................................      4,879        169,057
     Viacom, Inc., Class B.......................................  1,836,044     53,080,032
     Walt Disney Co. (The).......................................    113,677     15,570,339
                                                                             --------------
TOTAL COMMUNICATION SERVICES.....................................             2,815,935,084
                                                                             --------------
CONSUMER DISCRETIONARY -- (7.1%)
     Advance Auto Parts, Inc.....................................    259,412     43,145,404
     Aramark.....................................................    948,310     29,473,475
#    Autoliv, Inc................................................    418,017     32,810,154
     BorgWarner, Inc.............................................  1,108,515     46,302,672
# *  Caesars Entertainment Corp..................................    154,842      1,449,321
# *  CarMax, Inc.................................................    262,735     20,456,547
     Carnival Corp...............................................  1,353,266     74,240,173
*    Dollar Tree, Inc............................................    797,992     88,800,550
     DR Horton, Inc..............................................  3,053,585    135,304,351
     Foot Locker, Inc............................................    499,764     28,591,498
     Ford Motor Co............................................... 16,051,999    167,743,390
#    Gap, Inc. (The).............................................    783,458     20,432,585
     Garmin, Ltd.................................................    537,036     46,045,467
     General Motors Co...........................................  6,055,833    235,874,695
     Gentex Corp.................................................  1,387,044     31,943,623
     Goodyear Tire & Rubber Co. (The)............................  1,225,284     23,537,706
#    Harley-Davidson, Inc........................................    509,141     18,955,319
#    Hyatt Hotels Corp., Class A.................................    139,548     10,707,518
#    Kohl's Corp.................................................  1,636,864    116,381,030
     Lear Corp...................................................    355,345     50,814,335
     Lennar Corp., Class A.......................................    939,354     48,874,589
     Lennar Corp., Class B.......................................     37,985      1,584,734
# *  LKQ Corp....................................................  1,629,947     49,061,405
#    Macy's, Inc.................................................  2,356,380     55,469,185
     MGM Resorts International...................................  2,471,336     65,811,678
*    Mohawk Industries, Inc......................................    582,542     79,371,347
#    Newell Brands, Inc..........................................    686,895      9,877,550

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                    SHARES       VALUE+
                                                                  ---------- --------------
CONSUMER DISCRETIONARY -- (Continued)
*    Norwegian Cruise Line Holdings, Ltd.........................  1,521,501 $   85,797,441
     PulteGroup, Inc.............................................  2,391,049     75,222,401
     PVH Corp....................................................    453,566     58,505,478
*    Qurate Retail, Inc..........................................  2,762,021     47,092,458
     Ralph Lauren Corp...........................................    326,288     42,932,975
     Royal Caribbean Cruises, Ltd................................  1,239,713    149,930,890
*    Skechers U.S.A., Inc., Class A..............................     31,900      1,009,954
     Tapestry, Inc...............................................    359,565     11,603,163
     Target Corp.................................................  1,473,116    114,048,641
     Toll Brothers, Inc..........................................    212,428      8,093,507
# *  Veoneer, Inc................................................    324,704      7,166,217
#    Whirlpool Corp..............................................    504,658     70,056,624
                                                                             --------------
TOTAL CONSUMER DISCRETIONARY.....................................             2,204,520,050
                                                                             --------------
CONSUMER STAPLES -- (5.1%)
     Archer-Daniels-Midland Co...................................  1,273,313     56,789,760
     Bunge, Ltd..................................................    586,005     30,712,522
#    Conagra Brands, Inc.........................................    318,122      9,791,795
#    Constellation Brands, Inc., Class A.........................    211,260     44,717,404
#    Coty, Inc., Class A.........................................    419,572      4,539,769
     Ingredion, Inc..............................................    246,558     23,361,370
#    JM Smucker Co. (The)........................................    897,022    110,001,808
#    Kraft Heinz Co. (The).......................................    974,551     32,394,075
     Kroger Co. (The)............................................  2,545,010     65,610,358
     Molson Coors Brewing Co., Class B...........................  1,072,046     68,814,633
     Mondelez International, Inc., Class A.......................  3,530,822    179,542,299
*    Pilgrim's Pride Corp........................................      6,211        167,138
*    Post Holdings, Inc..........................................    394,384     44,478,627
#    Seaboard Corp...............................................         13         58,443
     Tyson Foods, Inc., Class A..................................  1,750,467    131,302,530
*    US Foods Holding Corp.......................................  1,060,209     38,750,639
     Walgreens Boots Alliance, Inc...............................  3,401,321    182,208,766
     Walmart, Inc................................................  5,346,820    549,866,969
                                                                             --------------
TOTAL CONSUMER STAPLES...........................................             1,573,108,905
                                                                             --------------
ENERGY -- (14.1%)
     Anadarko Petroleum Corp.....................................  1,045,026     76,130,144
#    Apache Corp.................................................  2,420,600     79,661,946
#    Baker Hughes a GE Co........................................    820,593     19,710,644
     Chevron Corp................................................  8,332,828  1,000,439,330
#    Cimarex Energy Co...........................................    164,116     11,268,205
     Concho Resources, Inc.......................................    803,854     92,748,674
     ConocoPhillips..............................................  5,133,675    324,037,566
     Devon Energy Corp...........................................  1,783,080     57,308,191
     Diamondback Energy, Inc.....................................    521,040     55,433,446
     Exxon Mobil Corp............................................ 14,447,635  1,159,856,138
#    Helmerich & Payne, Inc......................................    360,314     21,085,575
#    Hess Corp...................................................    942,191     60,413,287
     HollyFrontier Corp..........................................  1,384,206     66,068,152
     Kinder Morgan, Inc..........................................  7,052,891    140,140,944
     Marathon Oil Corp...........................................  6,031,073    102,769,484
     Marathon Petroleum Corp.....................................  3,692,836    224,782,927
     Murphy Oil Corp.............................................    727,091     19,805,959
     National Oilwell Varco, Inc.................................  1,225,519     32,035,067
#    Noble Energy, Inc...........................................  2,942,820     79,632,709
     Occidental Petroleum Corp...................................  3,079,335    181,311,245
*    Parsley Energy, Inc., Class A...............................    301,021      6,008,379
     PBF Energy, Inc., Class A...................................     24,537        823,952

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                    SHARES       VALUE+
                                                                  ---------- --------------
ENERGY -- (Continued)
     Phillips 66.................................................  1,085,777 $  102,356,198
     Pioneer Natural Resources Co................................    347,819     57,897,951
     Schlumberger, Ltd...........................................  1,545,495     65,961,727
#    Targa Resources Corp........................................  1,077,933     43,279,010
#    TechnipFMC P.L.C............................................  1,440,051     35,410,854
# *  Transocean, Ltd.............................................    586,439      4,609,410
     Valero Energy Corp..........................................  2,510,791    227,628,312
     Williams Cos., Inc. (The)...................................    833,584     23,615,435
# *  WPX Energy, Inc.............................................    336,015      4,667,248
                                                                             --------------
TOTAL ENERGY.....................................................             4,376,898,109
                                                                             --------------
FINANCIALS -- (21.9%)
     Aflac, Inc..................................................  2,358,348    118,813,572
*    Alleghany Corp..............................................     33,873     22,250,496
     Allstate Corp. (The)........................................    958,907     94,989,328
     Ally Financial, Inc.........................................  2,960,989     87,970,983
     American Financial Group, Inc...............................    352,608     36,505,506
     American International Group, Inc...........................  1,399,338     66,566,509
*    Arch Capital Group, Ltd.....................................    538,218     18,181,004
     Assurant, Inc...............................................    226,026     21,472,470
*    Athene Holding, Ltd., Class A...............................    102,152      4,613,184
     Axis Capital Holdings, Ltd..................................    110,882      6,303,642
     Bank of America Corp........................................ 17,339,347    530,237,201
     Bank of New York Mellon Corp. (The).........................  3,775,210    187,476,929
#    BB&T Corp...................................................  2,089,291    106,971,699
*    Berkshire Hathaway, Inc., Class B...........................  2,954,909    640,358,329
     BOK Financial Corp..........................................      6,114        532,774
     Capital One Financial Corp..................................  2,121,634    196,951,284
     Chubb, Ltd..................................................    590,560     85,749,312
     CIT Group, Inc..............................................    473,057     25,199,746
     Citigroup, Inc..............................................  7,147,502    505,328,391
     Citizens Financial Group, Inc...............................    912,076     33,017,151
     CNA Financial Corp..........................................    195,005      9,034,582
     Comerica, Inc...............................................     32,500      2,554,175
     East West Bancorp, Inc......................................     27,696      1,425,790
     Everest Re Group, Ltd.......................................    128,591     30,283,181
     Fifth Third Bancorp.........................................  4,857,785    140,001,364
     Goldman Sachs Group, Inc. (The).............................  1,573,221    323,957,668
     Hartford Financial Services Group, Inc. (The)...............  2,304,192    120,532,284
#    Huntington Bancshares, Inc..................................  6,621,934     92,177,321
     Invesco, Ltd................................................    920,299     20,218,969
#    Janus Henderson Group P.L.C.................................     19,392        486,158
     Jefferies Financial Group, Inc..............................    303,442      6,241,802
     JPMorgan Chase & Co.........................................  8,086,435    938,430,782
     KeyCorp.....................................................  4,138,937     72,638,344
     Lincoln National Corp.......................................    841,098     56,118,059
     Loews Corp..................................................  1,192,580     61,167,428
     M&T Bank Corp...............................................    137,746     23,426,462
*    Markel Corp.................................................         10         10,715
     MetLife, Inc................................................  1,722,503     79,459,063
     Morgan Stanley..............................................  5,549,021    267,740,263
#    New York Community Bancorp, Inc.............................    922,610     10,729,954
     Old Republic International Corp.............................    816,263     18,251,641
#    PacWest Bancorp.............................................    282,094     11,156,818
#    People's United Financial, Inc..............................    396,896      6,862,332
     PNC Financial Services Group, Inc. (The)....................  1,313,525    179,860,978
     Principal Financial Group, Inc..............................  1,705,517     97,487,352
#    Prosperity Bancshares, Inc..................................     53,792      3,961,243
     Prudential Financial, Inc...................................    751,138     79,402,798

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                    SHARES       VALUE+
                                                                  ---------- --------------
FINANCIALS -- (Continued)
     Regions Financial Corp......................................  6,240,662 $   96,917,481
     Reinsurance Group of America, Inc...........................    239,920     36,350,279
#    RenaissanceRe Holdings, Ltd.................................    118,695     18,440,455
#    Santander Consumer USA Holdings, Inc........................    809,133     17,274,990
     State Street Corp...........................................    412,299     27,896,150
     SunTrust Banks, Inc.........................................  1,285,995     84,206,953
     Synchrony Financial.........................................    949,129     32,906,303
     Synovus Financial Corp......................................    261,271      9,630,449
     Travelers Cos., Inc. (The)..................................  1,165,331    167,516,331
     Unum Group..................................................    831,133     30,685,430
     Voya Financial, Inc.........................................    184,436     10,123,692
     Wells Fargo & Co............................................ 15,105,491    731,256,819
     WR Berkley Corp.............................................    534,336     32,754,797
#    Zions Bancorp NA............................................    922,609     45,512,302
                                                                             --------------
TOTAL FINANCIALS.................................................             6,784,579,467
                                                                             --------------
HEALTH CARE -- (13.9%)
     Abbott Laboratories.........................................  4,087,436    325,196,408
     Allergan P.L.C..............................................    496,938     73,049,886
     Anthem, Inc.................................................  1,376,563    362,077,366
     Becton Dickinson and Co.....................................     47,308     11,388,928
*    Bio-Rad Laboratories, Inc., Class A.........................     21,944      6,603,608
     Cardinal Health, Inc........................................  1,267,590     61,744,309
*    Centene Corp................................................  1,547,126     79,769,817
*    Cigna Corp..................................................  1,485,867    236,015,114
     CVS Health Corp.............................................  5,855,936    318,445,800
     Danaher Corp................................................  1,886,239    249,813,493
*    DaVita, Inc.................................................  1,134,770     62,684,695
     DENTSPLY SIRONA, Inc........................................    220,294     11,263,632
# *  Henry Schein, Inc...........................................    164,463     10,535,500
     Humana, Inc.................................................    529,635    135,274,075
*    IQVIA Holdings, Inc.........................................    543,735     75,524,791
*    Jazz Pharmaceuticals P.L.C..................................    204,648     26,557,171
*    Laboratory Corp. of America Holdings........................    757,506    121,140,359
     McKesson Corp...............................................    681,683     81,290,698
     Medtronic P.L.C.............................................  4,359,974    387,209,291
*    Mylan NV....................................................  3,245,750     87,602,792
#    PerkinElmer, Inc............................................    110,802     10,619,264
#    Perrigo Co. P.L.C...........................................    386,545     18,523,236
     Pfizer, Inc................................................. 24,583,746    998,345,925
     Quest Diagnostics, Inc......................................    955,008     92,043,671
*    STERIS P.L.C................................................    209,661     27,461,398
# *  Syneos Health, Inc..........................................     13,705        643,176
     Thermo Fisher Scientific, Inc...............................  1,073,774    297,918,596
*    United Therapeutics Corp....................................    191,973     19,690,671
#    Universal Health Services, Inc., Class B....................    538,930     68,374,049
*    WellCare Health Plans, Inc..................................     37,753      9,753,488
     Zimmer Biomet Holdings, Inc.................................    322,650     39,737,574
                                                                             --------------
TOTAL HEALTH CARE................................................             4,306,298,781
                                                                             --------------
INDUSTRIALS -- (10.2%)
     Acuity Brands, Inc..........................................      4,965        726,528
# *  AECOM.......................................................    520,350     17,639,865
     AGCO Corp...................................................    438,069     31,006,524
#    Alaska Air Group, Inc.......................................    606,171     37,521,985
#    AMERCO......................................................     77,034     28,746,778
     Arconic, Inc................................................  2,007,289     43,116,568
     Arcosa, Inc.................................................     81,906      2,549,734

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                    SHARES       VALUE+
                                                                  ---------- --------------
INDUSTRIALS -- (Continued)
     Carlisle Cos., Inc..........................................    360,870 $   51,034,235
     Cummins, Inc................................................    400,577     66,611,949
     Delta Air Lines, Inc........................................  2,950,569    171,988,667
     Dover Corp..................................................    724,763     71,055,765
     Eaton Corp. P.L.C...........................................  1,816,899    150,475,575
     FedEx Corp..................................................  1,023,792    193,967,632
     Fluor Corp..................................................    790,150     31,392,660
     Fortune Brands Home & Security, Inc.........................    462,957     24,434,870
# *  Gardner Denver Holdings, Inc................................     81,351      2,745,596
     General Electric Co.........................................  9,060,025     92,140,454
# *  Genesee & Wyoming, Inc., Class A............................     58,287      5,167,143
     Hubbell, Inc................................................     27,996      3,572,290
     Ingersoll-Rand P.L.C........................................    830,409    101,816,447
     Jacobs Engineering Group, Inc...............................    415,660     32,396,540
*    JetBlue Airways Corp........................................  2,305,410     42,765,355
     Johnson Controls International P.L.C........................  2,804,749    105,178,087
     Kansas City Southern........................................    678,198     83,513,302
     L3 Technologies, Inc........................................    393,538     86,019,536
     ManpowerGroup, Inc..........................................    395,462     37,980,170
     Nielsen Holdings P.L.C......................................  1,268,599     32,387,332
     Norfolk Southern Corp.......................................  1,385,379    282,645,024
     nVent Electric P.L.C........................................  1,031,245     28,823,298
     Oshkosh Corp................................................    362,340     29,925,661
     Owens Corning...............................................    810,816     41,570,536
     PACCAR, Inc.................................................    768,804     55,100,183
     Pentair P.L.C...............................................  1,025,620     39,988,924
     Quanta Services, Inc........................................    653,713     26,540,748
     Republic Services, Inc......................................  1,904,674    157,745,101
# *  Sensata Technologies Holding P.L.C..........................    635,184     31,721,089
#    Snap-on, Inc................................................    315,643     53,116,404
     Southwest Airlines Co.......................................  1,385,529     75,137,238
     Stanley Black & Decker, Inc.................................  1,036,769    151,990,335
     Textron, Inc................................................  1,940,539    102,848,567
*    United Continental Holdings, Inc............................  1,791,923    159,230,278
*    United Rentals, Inc.........................................     37,200      5,242,224
     United Technologies Corp....................................  2,077,962    296,338,161
#    Wabtec Corp.................................................    304,785     22,575,425
# *  XPO Logistics, Inc..........................................    847,283     57,683,027
                                                                             --------------
TOTAL INDUSTRIALS................................................             3,166,173,810
                                                                             --------------
INFORMATION TECHNOLOGY -- (10.3%)
*    Akamai Technologies, Inc....................................     37,876      3,032,353
     Amdocs, Ltd.................................................    700,307     38,572,910
     Analog Devices, Inc.........................................    609,183     70,811,432
*    Arrow Electronics, Inc......................................    652,120     55,110,661
     Avnet, Inc..................................................    494,284     24,027,145
     Broadcom, Inc...............................................    457,974    145,818,922
*    Ciena Corp..................................................     75,200      2,884,672
     Cisco Systems, Inc..........................................  4,131,076    231,133,702
     Corning, Inc................................................  3,685,701    117,389,577
     Cypress Semiconductor Corp..................................     93,842      1,612,206
*    Dell Technologies, Class C..................................    395,882     26,686,406
     Dolby Laboratories, Inc., Class A...........................     16,857      1,090,479
     DXC Technology Co...........................................  1,347,255     88,568,544
     Fidelity National Information Services, Inc.................  1,231,562    142,774,983
*    Flex, Ltd...................................................  1,392,460     15,372,758
     Hewlett Packard Enterprise Co...............................  7,597,949    120,123,574
     HP, Inc.....................................................  9,619,949    191,917,982
     Intel Corp.................................................. 22,465,295  1,146,628,657

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                   SHARES       VALUE+
                                                                  --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
# *  IPG Photonics Corp..........................................     1,434 $      250,563
     Jabil, Inc..................................................   235,135      7,103,428
     Juniper Networks, Inc....................................... 2,261,055     62,789,497
     Lam Research Corp...........................................    71,254     14,780,217
     Leidos Holdings, Inc........................................   739,121     54,310,611
#    Marvell Technology Group, Ltd............................... 1,039,678     26,012,744
*    Micron Technology, Inc...................................... 5,266,057    221,490,357
     MKS Instruments, Inc........................................       500         45,505
*    Nuance Communications, Inc..................................     5,268         88,660
*    ON Semiconductor Corp....................................... 1,905,615     43,943,482
*    Qorvo, Inc..................................................   497,144     37,589,058
     Skyworks Solutions, Inc.....................................   258,206     22,768,605
     SS&C Technologies Holdings, Inc.............................   125,493      8,490,856
     SYNNEX Corp.................................................    39,666      4,279,168
     TE Connectivity, Ltd........................................   990,455     94,737,021
#    Western Digital Corp........................................ 1,416,253     72,398,853
*    Worldpay, Inc., Class A.....................................   338,367     39,659,996
     Xerox Corp.................................................. 1,739,519     58,030,354
                                                                            --------------
TOTAL INFORMATION TECHNOLOGY.....................................            3,192,325,938
                                                                            --------------
MATERIALS -- (4.5%)
     Air Products & Chemicals, Inc...............................   389,905     80,238,550
#    Albemarle Corp..............................................   584,580     43,878,575
# *  Alcoa Corp..................................................   830,728     22,163,823
     Ashland Global Holdings, Inc................................   317,279     25,550,478
     Ball Corp...................................................   481,524     28,862,549
     CF Industries Holdings, Inc................................. 1,284,847     57,535,449
*    Dow, Inc.................................................... 1,044,326     59,244,614
     DowDuPont, Inc.............................................. 3,134,679    120,528,408
     Eastman Chemical Co......................................... 1,058,943     83,529,424
     Freeport-McMoRan, Inc....................................... 6,322,109     77,825,162
     Huntsman Corp...............................................   582,473     12,954,199
#    International Flavors & Fragrances, Inc.....................    30,072      4,143,621
     International Paper Co...................................... 1,927,977     90,248,603
     Linde P.L.C.................................................   363,794     65,577,506
     LyondellBasell Industries NV, Class A.......................   458,633     40,465,190
#    Martin Marietta Materials, Inc..............................   262,481     58,244,534
     Mosaic Co. (The)............................................ 1,232,432     32,178,799
#    Newmont Goldcorp Corp....................................... 2,941,540     91,364,232
     Nucor Corp.................................................. 2,517,086    143,650,098
     Packaging Corp. of America..................................    60,987      6,047,471
     Reliance Steel & Aluminum Co................................   456,094     41,942,404
#    Royal Gold, Inc.............................................   121,993     10,620,711
#    Sonoco Products Co..........................................   172,782     10,895,633
     Steel Dynamics, Inc......................................... 1,698,064     53,794,667
#    Valvoline, Inc.............................................. 1,033,732     19,124,042
#    Vulcan Materials Co.........................................   517,644     65,280,085
#    Westlake Chemical Corp......................................   371,564     25,916,589
     WestRock Co................................................. 1,056,585     40,551,732
                                                                            --------------
TOTAL MATERIALS..................................................            1,412,357,148
                                                                            --------------
REAL ESTATE -- (0.3%)
*    CBRE Group, Inc., Class A...................................   735,801     38,313,158
# *  Howard Hughes Corp. (The)...................................    10,913      1,211,343
     Jones Lang LaSalle, Inc.....................................   309,764     47,880,222
                                                                            --------------
TOTAL REAL ESTATE................................................               87,404,723
                                                                            --------------

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                      SHARES        VALUE+
                                                                    ----------- ---------------
UTILITIES -- (0.3%)
       MDU Resources Group, Inc....................................     248,941 $     6,509,807
       NRG Energy, Inc.............................................   1,445,428      59,508,271
       Vistra Energy Corp..........................................   1,043,212      28,427,527
                                                                                ---------------
TOTAL UTILITIES....................................................                  94,445,605
                                                                                ---------------
TOTAL COMMON STOCKS................................................              30,014,047,620
                                                                                ---------------
TEMPORARY CASH INVESTMENTS -- (0.9%)
       State Street Institutional U.S. Government Money Market
         Fund 2.370%............................................... 276,182,719     276,182,719
                                                                                ---------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@ (S)  The DFA Short Term Investment Fund..........................  60,841,593     703,998,078
                                                                                ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $23,161,639,466)...........................................             $30,994,228,417
                                                                                ===============

P.L.C. Public Limited Company

+   See Note B to Financial Statements.
#   Total or Partial Securities on Loan.
*   Non-Income Producing Securities.
@   Security purchased with cash proceeds from Securities on Loan.
(S) Affiliated Fund.

As of April 30, 2019, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index...  1,445     06/21/19  $200,416,238 $213,029,125  $12,612,887
                                               ------------ ------------  -----------
TOTAL FUTURES CONTRACTS..                      $200,416,238 $213,029,125  $12,612,887
                                               ============ ============  ===========

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------
                                  LEVEL 1     LEVEL 2 LEVEL 3     TOTAL
                               -------------- ------- ------- --------------
Common Stocks
  Communication Services...... $2,815,935,084   --      --    $2,815,935,084
  Consumer Discretionary......  2,204,520,050   --      --     2,204,520,050
  Consumer Staples............  1,573,108,905   --      --     1,573,108,905
  Energy......................  4,376,898,109   --      --     4,376,898,109
  Financials..................  6,784,579,467   --      --     6,784,579,467
  Health Care.................  4,306,298,781   --      --     4,306,298,781
  Industrials.................  3,166,173,810   --      --     3,166,173,810
  Information Technology......  3,192,325,938   --      --     3,192,325,938
  Materials...................  1,412,357,148   --      --     1,412,357,148
  Real Estate.................     87,404,723   --      --        87,404,723
  Utilities...................     94,445,605   --      --        94,445,605
Temporary Cash Investments....    276,182,719   --      --       276,182,719

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ----------------------------------------------------
                                        LEVEL 1         LEVEL 2    LEVEL 3      TOTAL
                                    ---------------   ------------ ------- ---------------
Securities Lending Collateral......              --   $703,998,078   --    $   703,998,078
Futures Contracts**................ $    12,612,887             --   --         12,612,887
                                    ---------------   ------------   --    ---------------
TOTAL.............................. $30,302,843,226   $703,998,078   --    $31,006,841,304
                                    ===============   ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES    VALUE>>
                                                                  --------- ----------
COMMON STOCKS -- (96.7%)
COMMUNICATION SERVICES -- (2.8%)
#    Aeria, Inc..................................................    15,800 $   87,054
#    Akatsuki, Inc...............................................    26,400  1,202,493
*    AlphaPolis Co., Ltd.........................................    11,300    201,694
     Amuse, Inc..................................................    33,598    798,450
     AOI TYO Holdings, Inc.......................................   166,231  1,140,846
     Asahi Broadcasting Group Holdings Corp......................    72,200    499,738
     Asahi Net, Inc..............................................    82,400    443,463
     Ateam, Inc..................................................    94,800  1,419,415
*    Atrae, Inc..................................................    36,800  1,128,324
     Avex, Inc...................................................   286,800  3,634,469
# *  Bengo4.com, Inc.............................................    33,300  1,300,870
# *  CareerIndex, Inc............................................    25,100    179,667
     Carta Holdings, Inc.........................................    70,100    753,231
     Ceres, Inc..................................................    21,200    404,670
     COLOPL, Inc.................................................   380,200  2,314,406
*    COOKPAD, Inc................................................   201,500    491,176
# *  Cyberstep, Inc..............................................    29,500    281,826
#    Dip Corp....................................................   243,500  3,721,906
*    eBook Initiative Japan Co., Ltd.............................     9,100    138,107
# *  Extreme Co., Ltd............................................    17,300    326,757
     F@N Communications, Inc.....................................   368,300  2,261,080
#    Faith, Inc..................................................    54,410    419,011
#    Freebit Co., Ltd............................................    69,000    701,346
*    Full Speed, Inc.............................................    41,900    203,811
     Gakken Holdings Co., Ltd....................................    38,900  1,821,902
     Gree, Inc...................................................   973,000  3,797,374
     Gurunavi, Inc...............................................   219,500  1,223,862
#    IMAGICA GROUP, Inc..........................................   110,000    566,304
     Intage Holdings, Inc........................................   260,600  2,195,416
     Internet Initiative Japan, Inc..............................   193,800  3,933,399
     ITmedia, Inc................................................    20,400     83,974
*    Itokuro, Inc................................................    55,100  1,185,005
*    Kadokawa Dwango.............................................   218,016  2,749,840
     Kamakura Shinsho, Ltd.......................................    56,100    734,043
# *  KLab, Inc...................................................   141,900  1,056,600
     LIFULL Co., Ltd.............................................   462,800  2,510,270
     Macromill, Inc..............................................   247,200  2,835,147
     MarkLines Co., Ltd..........................................    66,400    945,647
     Marvelous, Inc..............................................   241,800  1,864,897
#    Members Co., Ltd............................................    45,500    740,018
     Mixi, Inc...................................................   180,400  3,898,100
# *  Mobile Factory, Inc.........................................    22,300    308,075
     MTI, Ltd....................................................   192,600  1,121,021
*    Mynet, Inc..................................................    17,800    151,386
     Okinawa Cellular Telephone Co...............................    85,500  2,683,772
     Proto Corp..................................................    91,800  1,722,585
*    Sharingtechnology, Inc......................................    13,400    144,803
#    Shobunsha Publications, Inc.................................   252,700    921,489
     SKY Perfect JSAT Holdings, Inc.............................. 1,132,900  4,532,568
     SoldOut, Inc................................................     6,300    224,549
# *  Synchro Food Co., Ltd.......................................    47,900    240,291
     Toei Animation Co., Ltd.....................................    77,700  3,862,408
     Toei Co., Ltd...............................................    37,000  4,804,862
     Tohokushinsha Film Corp.....................................    87,200    460,089

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                  SHARES    VALUE>>
                                                                  ------- -----------
COMMUNICATION SERVICES -- (Continued)
     Tow Co., Ltd................................................ 135,400 $   883,585
     Tv Tokyo Holdings Corp...................................... 103,500   2,181,528
*    Usen-Next Holdings Co., Ltd.................................  97,100     729,622
     ValueCommerce Co., Ltd...................................... 107,000   2,711,720
*    V-Cube, Inc................................................. 112,200     524,580
*    Vector, Inc................................................. 206,200   2,454,993
*    Vision, Inc.................................................  42,800   1,969,713
# *  WirelessGate, Inc...........................................  30,400     112,478
     Wowow, Inc..................................................  42,100   1,090,942
*    Zappallas, Inc..............................................  55,900     210,222
     Zenrin Co., Ltd............................................. 287,150   6,271,444
     ZIGExN Co., Ltd............................................. 445,600   2,326,227
                                                                          -----------
TOTAL COMMUNICATION SERVICES.....................................          98,840,560
                                                                          -----------
CONSUMER DISCRETIONARY -- (17.8%)
     Adastria Co., Ltd........................................... 150,440   3,699,039
#    Adventure, Inc..............................................   8,800     360,775
#    Aeon Fantasy Co., Ltd.......................................  60,932   1,456,733
*    AGORA Hospitality Group Co., Ltd............................ 341,200     101,220
     Ahresty Corp................................................ 152,800     876,641
     Aigan Co., Ltd..............................................  86,100     203,778
     Ainavo Holdings Co., Ltd....................................   1,700      14,161
     Aisan Industry Co., Ltd..................................... 273,500   1,853,897
*    Akebono Brake Industry Co., Ltd............................. 396,600     461,063
     Alleanza Holdings Co., Ltd..................................  75,600     581,798
     Alpen Co., Ltd.............................................. 132,500   2,060,230
     Alpha Corp..................................................  52,600     597,635
     Amiyaki Tei Co., Ltd........................................  32,000     997,164
*    Anrakutei Co., Ltd..........................................   1,300      56,718
     AOKI Holdings, Inc.......................................... 287,400   3,003,651
     Aoyama Trading Co., Ltd..................................... 343,700   7,549,367
     Arata Corp.................................................. 102,100   3,647,534
     Arcland Sakamoto Co., Ltd................................... 228,600   2,971,387
     Arcland Service Holdings Co., Ltd........................... 106,900   1,904,792
     Asahi Co., Ltd.............................................. 111,900   1,360,037
     Asante, Inc.................................................  49,700     970,914
     Ashimori Industry Co., Ltd..................................  30,899     449,550
#    ASKUL Corp..................................................  32,900     884,328
#    Asti Corp...................................................  20,800     374,038
#    Atom Corp................................................... 738,900   6,394,627
     Atsugi Co., Ltd............................................. 125,900   1,062,355
*    Aucfan Co., Ltd.............................................   3,100      28,822
#    Aucnet, Inc.................................................  15,000     170,479
     Autobacs Seven Co., Ltd..................................... 553,000   9,644,305
     Baroque Japan, Ltd..........................................  96,500     835,374
*    Beaglee, Inc................................................  35,400     321,121
#    Beauty Garage, Inc..........................................  17,400     221,468
#    Beenos, Inc.................................................  48,200     613,571
     Belluna Co., Ltd............................................ 383,700   2,895,292
#    Bookoff Group Holdings, Ltd.................................  68,800     529,029
     BRONCO BILLY Co., Ltd.......................................  75,800   1,576,433
#    Can Do Co., Ltd.............................................  67,900   1,041,928
#    Central Automotive Products, Ltd............................  85,400   1,305,786
     Central Sports Co., Ltd.....................................  52,100   1,473,011
#    Chikaranomoto Holdings Co., Ltd.............................  35,400     242,654
     CHIMNEY Co., Ltd............................................  37,900     921,135
     Chiyoda Co., Ltd............................................ 123,100   1,950,727
     Chofu Seisakusho Co., Ltd................................... 142,400   3,006,583
     Chori Co., Ltd..............................................  82,100   1,225,695

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Chuo Spring Co., Ltd........................................  20,000 $  528,071
     Cleanup Corp................................................ 149,800    838,166
     Coco's Japan Co., Ltd.......................................  54,300    925,865
#    Colowide Co., Ltd........................................... 298,800  6,002,690
     Corona Corp................................................. 105,500    996,756
#    Create Restaurants Holdings, Inc............................ 346,200  4,154,894
     Cross Plus, Inc.............................................   9,800     56,030
     Daido Metal Co., Ltd........................................ 312,200  1,968,239
     Daidoh, Ltd.................................................  82,300    238,979
     Daikoku Denki Co., Ltd......................................  62,000    846,046
     Daikyonishikawa Corp........................................ 271,700  2,740,325
     Dainichi Co., Ltd...........................................  66,800    401,042
     Daisyo Corp.................................................   1,900     26,663
     DCM Holdings Co., Ltd....................................... 813,400  8,062,569
     DD Holdings Co., Ltd........................................  29,600    497,820
     Descente, Ltd............................................... 182,100  3,857,527
     Doshisha Co., Ltd........................................... 176,500  2,823,416
     Doutor Nichires Holdings Co., Ltd........................... 209,386  3,993,851
     Dynic Corp..................................................  42,200    278,559
     Eagle Industry Co., Ltd..................................... 202,100  2,315,954
#    EAT&Co, Ltd.................................................  33,000    486,532
#    EDION Corp.................................................. 552,600  4,686,092
*    Enigmo, Inc.................................................  91,700  2,449,869
#    ES-Con Japan, Ltd........................................... 194,100  1,383,071
     ESCRIT, Inc.................................................  47,100    270,359
     ESTELLE Holdings Co., Ltd...................................  12,600     71,934
     Evolable Asia Corp..........................................  31,400    595,157
     Exedy Corp.................................................. 225,100  5,158,202
#    FCC Co., Ltd................................................ 286,300  5,928,062
     Felissimo Corp..............................................  21,200    189,617
#    Fields Corp................................................. 119,200    841,051
#    Fine Sinter Co., Ltd........................................  10,300    211,491
     First Juken Co., Ltd........................................  50,100    547,628
     First-corp, Inc.............................................  43,100    360,284
     FJ Next Co., Ltd............................................ 116,100    930,662
     Foster Electric Co., Ltd.................................... 151,200  2,357,582
     France Bed Holdings Co., Ltd................................ 153,900  1,267,706
     F-Tech, Inc................................................. 104,800    832,721
     Fuji Co., Ltd............................................... 148,400  2,474,551
     Fuji Corp...................................................  40,200    811,407
     Fuji Corp., Ltd............................................. 200,800  1,517,247
#    Fuji Kyuko Co., Ltd......................................... 156,200  5,920,074
     Fujibo Holdings, Inc........................................  77,700  1,932,929
     Fujikura Composites, Inc.................................... 145,600    625,110
     Fujio Food System Co., Ltd..................................  58,100  1,519,924
     Fujishoji Co., Ltd..........................................  55,100    474,315
     Fujita Kanko, Inc...........................................  58,300  1,441,692
     Fujitsu General, Ltd........................................ 512,500  7,483,806
     FuKoKu Co., Ltd.............................................  67,200    498,553
# *  Funai Electric Co., Ltd..................................... 133,100    963,183
     Furukawa Battery Co., Ltd. (The)............................ 101,100    606,131
     Furyu Corp..................................................  97,600    884,127
     Futaba Industrial Co., Ltd.................................. 441,000  2,781,805
#    Gakkyusha Co., Ltd..........................................  50,900    586,337
#    Genki Sushi Co., Ltd........................................  38,000  1,478,952
#    Geo Holdings Corp........................................... 245,000  3,338,305
     Gfoot Co., Ltd..............................................  98,100    568,314
     GLOBERIDE, Inc..............................................  63,399  1,830,684
#    Gokurakuyu Holdings Co., Ltd................................  82,500    429,316

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Golf Digest Online, Inc.....................................  71,200 $  420,353
    Greens Co., Ltd.............................................  26,500    365,033
    GSI Creos Corp..............................................  31,592    332,315
    G-Tekt Corp................................................. 141,000  2,011,512
    Gunze, Ltd.................................................. 121,100  5,157,778
    H2O Retailing Corp.......................................... 282,200  3,595,277
#   Hagihara Industries, Inc....................................  99,300  1,298,006
    Hakuyosha Co., Ltd..........................................  13,600    368,143
#   Hamee Corp..................................................  36,100    250,985
#   Handsman Co., Ltd...........................................  40,500    448,586
    Happinet Corp............................................... 123,800  1,471,948
#   Harada Industry Co., Ltd....................................  65,600    487,219
    Hard Off Corp. Co., Ltd.....................................  69,200    470,446
    Haruyama Holdings, Inc......................................  57,900    435,996
    Heian Ceremony Service Co., Ltd.............................   8,300     65,533
#   Hiday Hidaka Corp........................................... 180,165  3,283,101
    HI-LEX Corp................................................. 109,700  2,032,613
    Himaraya Co., Ltd...........................................  35,900    277,645
    Hinokiya Group Co., Ltd.....................................  49,000  1,004,178
#   Hiramatsu, Inc.............................................. 266,500    819,297
    H-One Co., Ltd.............................................. 144,500  1,245,215
    Honeys Holdings Co., Ltd.................................... 123,740  1,142,427
#   Hoosiers Holdings........................................... 368,500  2,188,190
*   Hotland Co., Ltd............................................  66,900    920,377
#   House Do Co., Ltd...........................................  28,700    358,837
    HUB Co., Ltd................................................  33,900    368,502
#   I K K, Inc..................................................  66,200    437,539
    I.K Co., Ltd................................................  29,500    150,841
    IBJ, Inc....................................................  57,900    469,738
    Ichibanya Co., Ltd.......................................... 117,158  4,801,273
    Ichikoh Industries, Ltd..................................... 153,100    959,123
#   IDOM, Inc................................................... 240,500    585,664
    IJTT Co., Ltd............................................... 170,180    915,295
    Imasen Electric Industrial.................................. 128,100  1,204,444
#   Istyle, Inc................................................. 307,900  2,196,618
    Janome Sewing Machine Co., Ltd.............................. 104,900    438,524
#   Japan Best Rescue System Co., Ltd...........................  86,500  1,273,005
    Japan Wool Textile Co., Ltd. (The).......................... 375,600  3,027,870
#   JFLA Holdings, Inc.......................................... 106,300    367,787
    JINS, Inc................................................... 107,700  5,772,219
#   Joban Kosan Co., Ltd........................................  44,899    668,212
    Jolly - Pasta Co., Ltd......................................  23,200    398,743
    Joshin Denki Co., Ltd....................................... 133,200  2,864,484
    JP-Holdings, Inc............................................ 356,800    923,879
    JVC Kenwood Corp............................................ 747,400  1,986,844
    Kappa Create Co., Ltd.......................................  47,600    622,307
    Kasai Kogyo Co., Ltd........................................ 204,200  1,694,498
    Kawai Musical Instruments Manufacturing Co., Ltd............  37,400    990,017
    Keihin Corp................................................. 340,100  5,605,153
    Keiyo Co., Ltd.............................................. 282,600  1,225,644
    KFC Holdings Japan, Ltd.....................................  69,400  1,241,031
    King Co., Ltd...............................................  47,900    295,998
#   Kintetsu Department Store Co., Ltd..........................  61,400  1,803,114
    Ki-Star Real Estate Co., Ltd................................  50,600    750,795
*   KNT-CT Holdings Co., Ltd....................................  90,300  1,129,267
    Kohnan Shoji Co., Ltd....................................... 171,100  3,784,858
*   Kojima Co., Ltd............................................. 251,600  1,235,007
    Komatsu Matere Co., Ltd..................................... 231,000  1,801,873
    KOMEDA Holdings Co., Ltd.................................... 384,600  7,051,931

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CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#    Komehyo Co., Ltd............................................  53,500 $  568,113
     Komeri Co., Ltd............................................. 245,500  5,188,983
     Konaka Co., Ltd............................................. 144,506    596,557
     Koshidaka Holdings Co., Ltd................................. 258,600  3,626,361
     Kourakuen Holdings Corp.....................................  82,400  2,374,396
#    KU Holdings Co., Ltd........................................ 127,700  1,005,465
     Kura Corp...................................................  83,700  3,621,942
     Kurabo Industries, Ltd...................................... 126,500  2,379,556
     Kushikatsu Tanaka Holdings Co...............................  12,100    343,521
# *  KYB Corp.................................................... 153,900  4,175,555
     Kyoritsu Maintenance Co., Ltd...............................  94,762  4,869,437
#    Kyoto Kimono Yuzen Co., Ltd.................................  29,100    103,134
# *  Laox Co., Ltd............................................... 153,800    454,238
#    LEC, Inc.................................................... 184,500  2,413,852
*    LIKE Kidsnext Co., Ltd......................................  43,600    329,436
*    Litalico, Inc...............................................  36,800    597,208
     LIXIL VIVA Corp............................................. 173,500  2,043,208
     Look Holdings, Inc..........................................  36,700    478,357
     Mamiya-Op Co., Ltd..........................................  32,700    303,026
     Mars Group Holdings Corp....................................  96,500  1,893,301
     Maruzen CHI Holdings Co., Ltd............................... 113,100    373,924
     Matsuya Co., Ltd............................................ 165,400  1,478,314
     Matsuyafoods Holdings Co., Ltd..............................  68,700  2,265,737
     Media Do Holdings Co., Ltd..................................  37,400  1,000,685
     Meiko Network Japan Co., Ltd................................ 125,100  1,245,517
     Meiwa Estate Co., Ltd.......................................  89,900    452,078
     Mikuni Corp................................................. 174,900    747,798
     Misawa Homes Co., Ltd....................................... 131,500    920,278
     Mitsuba Corp................................................ 217,290  1,407,165
     Mizuno Corp................................................. 147,900  3,400,304
     Monogatari Corp. (The)......................................  40,800  3,268,396
     Morito Co., Ltd............................................. 114,300    862,667
     MRK Holdings, Inc...........................................   7,200     12,856
     MrMax Holdings, Ltd......................................... 176,100    729,457
     Murakami Corp...............................................  30,000    697,270
     Musashi Seimitsu Industry Co., Ltd.......................... 380,200  5,935,332
     Nafco Co., Ltd..............................................  47,500    620,329
     Nagawa Co., Ltd.............................................  48,100  2,659,448
*    Naigai Co., Ltd.............................................  21,500    101,921
#    Nakayamafuku Co., Ltd.......................................  72,300    328,628
     Nextage Co., Ltd............................................ 211,200  2,272,547
     Nichirin Co., Ltd...........................................  69,660  1,109,810
     Nihon Eslead Corp...........................................  59,800    836,821
#    Nihon House Holdings Co., Ltd............................... 312,800  1,277,205
     Nihon Plast Co., Ltd........................................ 122,500    860,199
     Nihon Tokushu Toryo Co., Ltd................................  87,400    944,957
     Nikki Co., Ltd..............................................   2,100     38,612
     Nippon Felt Co., Ltd........................................  77,600    323,507
     Nippon Piston Ring Co., Ltd.................................  46,000    665,305
     Nippon Seiki Co., Ltd....................................... 356,000  5,914,688
#    Nippon View Hotel Co., Ltd..................................  41,400    439,790
     Nishikawa Rubber Co., Ltd...................................  31,700    517,599
     Nishimatsuya Chain Co., Ltd................................. 372,800  2,971,918
#    Nissan Shatai Co., Ltd...................................... 530,700  4,881,282
     Nissan Tokyo Sales Holdings Co., Ltd........................ 174,100    457,906
     Nissin Kogyo Co., Ltd....................................... 316,900  4,224,348
     Nittan Valve Co., Ltd.......................................  93,500    269,561
     Nojima Corp................................................. 228,900  3,938,136
     Ohashi Technica, Inc........................................  73,600    953,105

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CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Ohsho Food Service Corp..................................... 108,000 $7,033,322
# *  Oisix ra daichi, Inc........................................  63,300    944,208
*    Omikenshi Co., Ltd..........................................   4,800     22,620
     Onward Holdings Co., Ltd.................................... 825,300  4,553,068
#    Ootoya Holdings Co., Ltd....................................  39,600    784,072
*    Open Door, Inc..............................................  69,400  2,009,857
# *  Otsuka Kagu, Ltd............................................  70,200    188,658
     Ozu Corp....................................................  23,000    396,077
     Pacific Industrial Co., Ltd................................. 372,500  6,108,174
     PAL GROUP Holdings Co., Ltd.................................  82,400  2,527,103
#    PAPYLESS Co., Ltd...........................................  34,600    696,708
     Parco Co., Ltd.............................................. 153,800  1,477,502
#    Paris Miki Holdings, Inc.................................... 180,100    634,831
     PC Depot Corp............................................... 223,881    823,941
     People Co., Ltd.............................................  19,600    205,960
#    Pepper Food Service Co., Ltd................................  70,600  1,430,395
#    PIA Corp....................................................  35,500  1,503,908
     Piolax, Inc................................................. 225,200  4,239,919
     Plenus Co., Ltd............................................. 151,700  2,505,993
     Press Kogyo Co., Ltd........................................ 619,600  3,355,969
#    Pressance Corp.............................................. 281,800  3,451,895
     Raccoon Holdings, Inc.......................................  87,200    546,864
     Regal Corp..................................................   1,500     36,179
     Renaissance, Inc............................................  93,100  1,723,994
# *  Renown, Inc................................................. 345,000    314,039
#    Resol Holdings Co., Ltd.....................................  16,799    609,611
     Resorttrust, Inc............................................ 302,600  4,235,948
     Rhythm Watch Co., Ltd.......................................  53,800    613,568
     Riberesute Corp.............................................  60,400    480,170
#    Ride On Express Holdings Co., Ltd...........................  52,500    566,399
     Right On Co., Ltd........................................... 106,825    748,001
     Riken Corp..................................................  69,100  3,313,141
     Ringer Hut Co., Ltd......................................... 176,100  3,730,330
     Riso Kyoiku Co., Ltd........................................ 688,700  2,635,308
     Round One Corp.............................................. 516,800  6,963,982
     Royal Holdings Co., Ltd..................................... 224,700  5,501,634
*    Royal Hotel, Ltd. (The).....................................   2,100     33,639
     Sac's Bar Holdings, Inc..................................... 138,350  1,380,989
#    Saizeriya Co., Ltd.......................................... 228,500  5,140,772
     Sakai Ovex Co., Ltd.........................................  30,999    482,967
     San Holdings, Inc...........................................  31,100    696,965
*    Sanden Holdings Corp........................................  97,400    701,861
#    Sanei Architecture Planning Co., Ltd........................  80,900  1,147,181
     Sangetsu Corp............................................... 367,050  6,880,380
     Sankyo Seiko Co., Ltd....................................... 247,400  1,128,822
     Sanoh Industrial Co., Ltd................................... 193,000    917,073
#    Sanyei Corp.................................................   4,300    121,468
#    Sanyo Electric Railway Co., Ltd............................. 127,298  2,543,609
     Sanyo Housing Nagoya Co., Ltd...............................  79,600    678,611
     Sanyo Shokai, Ltd........................................... 100,699  1,704,008
#    Scroll Corp................................................. 206,200    685,855
#    Seiko Holdings Corp......................................... 217,782  4,942,324
     Seiren Co., Ltd............................................. 380,600  5,702,725
*    Senshukai Co., Ltd.......................................... 230,700    499,392
     SFP Holdings Co., Ltd.......................................  67,100  1,104,741
     Shidax Corp................................................. 143,400    398,062
     Shikibo, Ltd................................................  65,500    599,251
     Shimachu Co., Ltd........................................... 273,900  6,623,198
     Shimojima Co., Ltd..........................................  40,900    438,935

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CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Shoei Co., Ltd..............................................  92,700 $4,030,418
     Showa Corp.................................................. 399,000  5,860,580
     Snow Peak, Inc..............................................  57,900    824,264
     SNT Corp.................................................... 233,800    768,999
     Soft99 Corp.................................................  83,400    675,789
     Sotoh Co., Ltd..............................................  44,500    390,648
#    Space Value Holdings Co., Ltd............................... 235,300  1,285,569
     SPK Corp....................................................  22,200    482,453
     SRS Holdings Co., Ltd....................................... 100,500    909,954
     St Marc Holdings Co., Ltd................................... 125,700  2,822,433
     Starts Corp., Inc........................................... 267,400  5,954,604
     Step Co., Ltd...............................................  64,000    866,546
     Studio Alice Co., Ltd.......................................  64,700  1,193,339
*    Studio Atao Co., Ltd........................................     500      9,714
#    Suminoe Textile Co., Ltd....................................  39,100  1,054,323
     Sumitomo Riko Co., Ltd...................................... 293,300  2,584,392
     Suncall Corp................................................ 132,600    724,601
     Sushiro Global Holdings, Ltd................................  85,300  5,584,285
#    Syuppin Co., Ltd............................................ 122,600    817,863
     T RAD Co., Ltd..............................................  49,000  1,050,367
     Tachikawa Corp..............................................  73,900    840,513
     Tachi-S Co., Ltd............................................ 226,340  3,491,337
     Taiho Kogyo Co., Ltd........................................ 120,900    956,217
#    Take And Give Needs Co., Ltd................................  65,910    869,037
#    Takihyo Co., Ltd............................................  36,100    591,544
#    Tama Home Co., Ltd.......................................... 129,600  1,278,830
     Tamron Co., Ltd............................................. 134,200  2,627,696
     Tbk Co., Ltd................................................ 163,200    596,361
     Tear Corp...................................................  60,900    374,820
#    Temairazu, Inc..............................................   8,500    213,669
#    Tenpos Holdings Co., Ltd....................................  33,300    647,590
     T-Gaia Corp................................................. 160,300  2,606,020
     Tigers Polymer Corp.........................................  87,800    477,986
# *  TKP Corp....................................................   7,300    336,597
     Toa Corp.................................................... 187,600  2,064,263
     Toabo Corp..................................................  52,099    215,539
     Tokai Rika Co., Ltd......................................... 218,300  3,790,621
#    Token Corp..................................................  50,050  3,055,595
# *  Tokyo Base Co., Ltd.........................................  98,400    945,100
     Tokyo Dome Corp............................................. 667,400  6,628,425
     Tokyo Individualized Educational Institute, Inc.............  98,900    893,809
#    Tokyo Radiator Manufacturing Co., Ltd.......................  24,300    196,126
     Tokyotokeiba Co., Ltd.......................................  89,900  2,622,874
     Tokyu Recreation Co., Ltd...................................  20,700    924,740
     Tomy Co., Ltd............................................... 685,193  7,347,100
     Topre Corp.................................................. 263,500  4,942,788
#    Toridoll Holdings Corp...................................... 144,100  3,227,422
     Torikizoku Co., Ltd.........................................  42,500    725,271
#    Tosho Co., Ltd.............................................. 124,000  3,186,275
     Toyo Tire Corp.............................................. 208,900  2,443,802
     TPR Co., Ltd................................................ 171,400  3,378,709
     TSI Holdings Co., Ltd....................................... 507,795  3,157,875
     Tsukada Global Holdings, Inc................................ 109,700    599,371
     Tsukamoto Corp. Co., Ltd....................................  19,000    202,033
     Tsutsumi Jewelry Co., Ltd...................................  57,100    930,630
#    Umenohana Co., Ltd..........................................  22,200    528,576
     Unipres Corp................................................ 314,000  4,852,696
     United Arrows, Ltd.......................................... 177,600  5,609,835
*    Unitika, Ltd................................................ 460,900  1,828,438

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
                                                                  SHARES    VALUE>>
                                                                  ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
# *  VIA Holdings, Inc........................................... 155,400 $    908,192
     Village Vanguard Co., Ltd...................................  38,600      328,252
# *  Visionary Holdings Co., Ltd................................. 501,100      294,608
     VT Holdings Co., Ltd........................................ 611,700    2,468,512
     Wacoal Holdings Corp........................................ 242,400    5,986,772
     Waseda Academy Co., Ltd.....................................  27,000      176,434
     WATAMI Co., Ltd............................................. 177,900    2,490,298
     Watts Co., Ltd..............................................  59,800      377,110
     Weds Co., Ltd...............................................  14,500       78,692
#    Xebio Holdings Co., Ltd..................................... 202,000    2,126,622
     Yachiyo Industry Co., Ltd...................................  54,900      372,939
#    Yagi & Co., Ltd.............................................  18,600      250,884
     Yamato International, Inc................................... 119,800      449,259
#    Yasunaga Corp...............................................  54,500      861,833
     Yellow Hat, Ltd............................................. 261,800    3,312,909
     Yomiuri Land Co., Ltd.......................................  29,300    1,156,350
     Yondoshi Holdings, Inc...................................... 132,420    2,917,516
     Yorozu Corp................................................. 150,500    2,191,929
     Yossix Co., Ltd.............................................  22,600      590,222
#    Yume No Machi Souzou Iinkai Co., Ltd........................ 123,400    1,851,365
     Yutaka Giken Co., Ltd.......................................   8,700      144,083
#    Zojirushi Corp.............................................. 285,400    2,944,853
                                                                          ------------
TOTAL CONSUMER DISCRETIONARY.....................................          640,292,323
                                                                          ------------
CONSUMER STAPLES -- (6.9%)
     Aeon Hokkaido Corp.......................................... 256,300    1,695,508
     AFC-HD AMS Life Science Co., Ltd............................  51,100      314,731
#    Albis Co., Ltd..............................................  38,700      790,301
     Arcs Co., Ltd............................................... 332,000    6,730,511
     Artnature, Inc.............................................. 130,100      733,292
     Axial Retailing, Inc........................................ 121,300    3,613,473
     Belc Co., Ltd...............................................  82,600    3,702,598
#    Bourbon Corp................................................  50,700      855,148
     Bull-Dog Sauce Co., Ltd.....................................   1,500       27,666
     Cawachi, Ltd................................................  43,300      766,660
#    C'BON COSMETICS Co., Ltd....................................   8,200      187,059
     Chubu Shiryo Co., Ltd....................................... 175,100    1,938,927
     Chuo Gyorui Co., Ltd........................................   9,800      248,251
     cocokara fine, Inc.......................................... 149,160    5,938,835
#    Como Co., Ltd...............................................   2,600       54,768
#    Cota Co., Ltd...............................................  84,221      949,728
     Create SD Holdings Co., Ltd................................. 189,800    4,389,925
     Daikokutenbussan Co., Ltd...................................  45,600    1,565,215
     Delica Foods Holdings Co., Ltd..............................  31,100      391,874
     DyDo Group Holdings, Inc....................................  73,000    3,264,057
     Earth Corp..................................................  15,300      701,678
     Ebara Foods Industry, Inc...................................  25,200      494,170
     Eco's Co., Ltd..............................................  54,000      715,223
     Ensuiko Sugar Refining Co., Ltd.............................  86,200      179,828
     Feed One Co., Ltd........................................... 968,940    1,490,464
*    First Baking Co., Ltd.......................................  12,000      108,205
     Fujicco Co., Ltd............................................ 152,300    3,011,905
     Fujiya Co., Ltd.............................................  75,700    1,405,983
     G-7 Holdings, Inc...........................................  44,800    1,013,210
#    Genky DrugStores Co., Ltd...................................  54,000    1,268,009
#    HABA Laboratories, Inc......................................  16,100    1,079,639
#    Hagoromo Foods Corp.........................................  19,500      459,311
     Halows Co., Ltd.............................................  59,300    1,174,222
     Hayashikane Sangyo Co., Ltd.................................  29,400      153,891

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CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CONSUMER STAPLES -- (Continued)
    Heiwado Co., Ltd............................................ 235,500 $4,339,185
    Hokkaido Coca-Cola Bottling Co., Ltd........................  18,699    628,153
    Hokuto Corp................................................. 189,700  3,264,956
    Ichimasa Kamaboko Co., Ltd..................................  40,600    423,956
    Imuraya Group Co., Ltd......................................  59,000  1,299,166
    Inageya Co., Ltd............................................ 170,500  2,042,813
    Itochu-Shokuhin Co., Ltd....................................  36,200  1,524,586
    Itoham Yonekyu Holdings, Inc................................  70,000    437,822
    Iwatsuka Confectionery Co., Ltd.............................   4,900    180,010
    Japan Meat Co., Ltd.........................................  76,100  1,169,960
    J-Oil Mills, Inc............................................  75,900  2,717,718
    Kadoya Sesame Mills, Inc....................................  14,900    668,403
    Kakiyasu Honten Co., Ltd....................................  65,000  1,228,744
    Kameda Seika Co., Ltd.......................................  93,400  4,386,304
    Kaneko Seeds Co., Ltd.......................................  39,500    477,270
#   Kanemi Co., Ltd.............................................   5,400    145,020
    Kansai Super Market, Ltd....................................  88,800    841,584
    Kato Sangyo Co., Ltd........................................ 188,000  6,137,253
    Kenko Mayonnaise Co., Ltd...................................  93,700  1,917,233
#   Key Coffee, Inc............................................. 138,900  2,616,994
    Kirindo Holdings Co., Ltd...................................  47,900    742,805
#   Kitanotatsujin Corp......................................... 378,400  1,821,661
    Kotobuki Spirits Co., Ltd................................... 159,100  7,146,786
    Kyokuyo Co., Ltd............................................  70,399  1,751,362
#   Lacto Japan Co., Ltd........................................  28,400  1,183,201
    Life Corp................................................... 151,600  2,949,144
    Mandom Corp................................................. 132,000  3,417,602
    Marudai Food Co., Ltd....................................... 157,300  2,752,198
    Maruha Nichiro Corp......................................... 119,907  3,810,798
    Maxvalu Nishinihon Co., Ltd.................................  22,500    351,866
    Maxvalu Tokai Co., Ltd......................................  49,300    955,703
    Medical System Network Co., Ltd............................. 165,300    738,852
    Megmilk Snow Brand Co., Ltd................................. 178,700  3,960,263
#   Meito Sangyo Co., Ltd.......................................  66,200    863,730
    Milbon Co., Ltd............................................. 168,752  8,639,664
    Ministop Co., Ltd........................................... 116,300  1,833,220
    Mitsubishi Shokuhin Co., Ltd................................ 116,300  3,010,262
    Mitsui Sugar Co., Ltd....................................... 126,370  3,051,104
    Miyoshi Oil & Fat Co., Ltd..................................  48,100    507,407
    Morinaga Milk Industry Co., Ltd............................. 294,800  9,760,883
    Morozoff, Ltd...............................................  20,400    933,772
    Nagatanien Holdings Co., Ltd................................  83,000  1,674,169
    Nakamuraya Co., Ltd.........................................  27,400  1,076,302
#   Natori Co., Ltd.............................................  68,500  1,032,181
    Nichimo Co., Ltd............................................  17,000    260,048
    Nihon Chouzai Co., Ltd......................................  52,760  1,919,379
    Niitaka Co., Ltd............................................   2,860     40,306
    Nippon Beet Sugar Manufacturing Co., Ltd....................  70,200  1,180,808
    Nippon Flour Mills Co., Ltd................................. 425,300  7,187,396
    Nishimoto Co., Ltd..........................................   1,700     61,490
    Nisshin Oillio Group, Ltd. (The)............................ 201,900  5,778,649
    Nissin Sugar Co., Ltd....................................... 117,300  2,082,501
    Nitto Fuji Flour Milling Co., Ltd...........................   7,700    428,906
    Noevir Holdings Co., Ltd....................................  23,200  1,219,317
    Oenon Holdings, Inc......................................... 444,900  1,596,211
#   OIE Sangyo Co., Ltd.........................................  20,900    248,003
    Okuwa Co., Ltd.............................................. 180,900  1,829,525
    Olympic Group Corp..........................................  62,300    433,473
    OUG Holdings, Inc...........................................  19,400    462,499

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CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
    Pickles Corp................................................  28,800 $    536,011
    Plant Co., Ltd..............................................  29,100      269,301
    Prima Meat Packers, Ltd..................................... 228,000    4,185,192
    Qol Holdings Co., Ltd....................................... 162,900    2,474,717
    Retail Partners Co., Ltd.................................... 111,200    1,161,211
    Riken Vitamin Co., Ltd......................................  80,200    2,640,480
#   Rock Field Co., Ltd......................................... 149,800    2,143,454
    Rokko Butter Co., Ltd.......................................  92,800    1,798,480
    S Foods, Inc................................................ 135,462    4,697,767
#   S&B Foods, Inc..............................................  40,898    1,498,986
#   Sagami Rubber Industries Co., Ltd...........................  63,300    1,079,312
    San-A Co., Ltd.............................................. 141,200    5,541,661
    Sapporo Holdings, Ltd....................................... 289,500    5,937,026
    Sato Foods Co., Ltd.........................................     800       26,059
    Satudora Holdings Co., Ltd..................................   1,300       23,259
    Shinobu Foods Products Co., Ltd.............................   1,600       10,341
#   Shoei Foods Corp............................................  83,600    2,343,848
    Showa Sangyo Co., Ltd....................................... 145,400    3,930,667
    Sogo Medical Holdings Co., Ltd.............................. 131,900    2,448,601
    Starzen Co., Ltd............................................  54,400    1,965,889
    Toho Co., Ltd...............................................  55,000    1,086,437
    Tohto Suisan Co., Ltd.......................................  18,099      377,870
#   Torigoe Co., Ltd. (The)..................................... 105,400      726,226
    Toyo Sugar Refining Co., Ltd................................  15,700      138,003
    Transaction Co., Ltd........................................  92,400      672,889
    United Super Markets Holdings, Inc.......................... 441,700    3,993,116
    Uoriki Co., Ltd.............................................  15,300      201,431
    Valor Holdings Co., Ltd..................................... 267,200    6,518,164
    Warabeya Nichiyo Holdings Co., Ltd.......................... 101,560    1,633,562
#   Watahan & Co., Ltd..........................................  46,000      985,945
    Yaizu Suisankagaku Industry Co., Ltd........................  62,100      620,462
#   Yakuodo Co., Ltd............................................  81,300    1,991,044
#   YA-MAN, Ltd................................................. 177,800    1,710,710
    Yamatane Corp...............................................  67,600      984,370
    Yamaya Corp.................................................  28,500      548,927
    Yamazawa Co., Ltd...........................................   7,700      111,925
    Yaoko Co., Ltd..............................................   3,200      152,285
    Yokohama Reito Co., Ltd..................................... 359,400    2,846,668
    Yomeishu Seizo Co., Ltd.....................................  51,100      974,384
#   Yuasa Funashoku Co., Ltd....................................  14,300      475,264
    Yutaka Foods Corp...........................................   3,900       63,168
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          248,079,953
                                                                         ------------
ENERGY -- (1.1%)
#   BP Castrol K.K..............................................  52,100      682,406
    Fuji Kosan Co., Ltd.........................................  33,100      208,516
    Fuji Oil Co., Ltd........................................... 247,600      619,671
    Itochu Enex Co., Ltd........................................ 377,700    3,092,608
#   Iwatani Corp................................................ 293,300    9,192,515
    Japan Oil Transportation Co., Ltd...........................  16,600      427,707
    Japan Petroleum Exploration Co., Ltd........................ 288,200    6,256,558
    Mitsuuroko Group Holdings Co., Ltd.......................... 208,600    1,683,909
    Modec, Inc.................................................. 156,900    4,824,454
    Nippon Coke & Engineering Co., Ltd.......................... 647,800      582,308
    Sala Corp................................................... 356,800    1,962,969
    San-Ai Oil Co., Ltd......................................... 398,400    3,362,940
#   Shinko Plantech Co., Ltd.................................... 328,800    3,441,717
    Sinanen Holdings Co., Ltd...................................  57,200    1,074,912
    Toa Oil Co., Ltd............................................  51,700      834,763

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
ENERGY -- (Continued)
#    Toyo Kanetsu K.K............................................    63,200 $ 1,205,214
                                                                            -----------
TOTAL ENERGY.....................................................            39,453,167
                                                                            -----------
FINANCIALS -- (8.1%)
     77 Bank, Ltd. (The).........................................   471,152   6,761,005
     Advance Create Co., Ltd.....................................    41,800     689,904
     Aichi Bank, Ltd. (The)......................................    72,200   2,357,602
*    Aiful Corp.................................................. 2,481,200   5,821,476
     Aizawa Securities Co., Ltd..................................   271,900   1,635,137
#    Akatsuki Corp...............................................   112,400     288,327
     Akita Bank, Ltd. (The)......................................   116,540   2,301,455
# *  Anicom Holdings, Inc........................................   141,000   4,376,067
#    Aomori Bank, Ltd. (The).....................................   142,900   3,737,999
#    Asax Co., Ltd...............................................     9,300      44,469
     Awa Bank, Ltd. (The)........................................   255,400   6,429,700
     Bank of Iwate, Ltd. (The)...................................   119,900   3,453,048
#    Bank of Kochi, Ltd. (The)...................................    52,700     391,283
#    Bank of Nagoya, Ltd. (The)..................................    96,830   3,140,077
     Bank of Okinawa, Ltd. (The).................................   166,360   5,176,086
     Bank of Saga, Ltd. (The)....................................   109,600   1,735,839
     Bank of the Ryukyus, Ltd....................................   208,080   2,252,706
#    Bank of Toyama, Ltd. (The)..................................    13,000     369,895
     Chiba Kogyo Bank, Ltd. (The)................................   408,600   1,053,378
     Chugoku Bank, Ltd. (The)....................................   309,700   2,998,965
#    Chukyo Bank, Ltd. (The).....................................    81,500   1,607,823
     Daishi Hokuetsu Financial Group, Inc........................   293,700   8,644,070
     Daito Bank, Ltd. (The)......................................    62,800     355,047
     DSB Co., Ltd................................................    61,300     246,474
     eGuarantee, Inc.............................................   219,900   2,352,228
     Ehime Bank, Ltd. (The)......................................   245,200   2,332,661
#    Entrust, Inc................................................    21,000      95,277
     FIDEA Holdings Co., Ltd..................................... 1,258,300   1,482,376
     Financial Products Group Co., Ltd...........................   497,600   4,282,399
#    First Bank of Toyama, Ltd. (The)............................   281,800     963,424
#    First Brothers Co., Ltd.....................................    43,700     458,821
     Fukui Bank, Ltd. (The)......................................   173,300   2,530,275
     Fukuoka Financial Group, Inc................................    68,476   1,598,385
*    Fukushima Bank, Ltd. (The)..................................   204,100     588,541
     Fuyo General Lease Co., Ltd.................................   150,600   7,522,015
     GCA Corp....................................................   142,800   1,053,212
     GMO Financial Holdings, Inc.................................   251,400   1,350,629
*    Hirose Tusyo, Inc...........................................    20,800     335,541
     Hiroshima Bank, Ltd. (The)..................................   599,500   3,233,782
     Hokkoku Bank, Ltd. (The)....................................   175,200   5,406,437
     Hokuhoku Financial Group, Inc...............................   921,300  10,161,429
     Hyakugo Bank, Ltd. (The).................................... 1,680,509   5,436,126
     Hyakujushi Bank, Ltd. (The).................................   168,100   3,502,855
     IBJ Leasing Co., Ltd........................................   217,200   5,108,994
     Ichiyoshi Securities Co., Ltd...............................   288,400   2,101,987
     IwaiCosmo Holdings, Inc.....................................   148,600   1,598,522
     Iyo Bank, Ltd. (The)........................................    30,200     167,980
#    J Trust Co., Ltd............................................   505,700   1,668,250
     Jaccs Co., Ltd..............................................   181,100   3,146,563
     Jafco Co., Ltd..............................................   232,900   8,816,619
*    Japan Asia Investment Co., Ltd..............................   127,300     221,411
#    Japan Investment Adviser Co., Ltd...........................    75,600   1,861,455
     Japan Securities Finance Co., Ltd...........................   828,500   4,305,063
     Jimoto Holdings, Inc........................................ 1,008,300     927,748
     Juroku Bank, Ltd. (The).....................................   234,500   4,790,378

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
FINANCIALS -- (Continued)
#    kabu.com Securities Co., Ltd................................ 1,103,500 $  5,543,593
     Kansai Mirai Financial Group, Inc...........................    27,753      193,910
     Keiyo Bank, Ltd. (The)......................................   786,200    4,861,598
     Kita-Nippon Bank, Ltd. (The)................................    53,706      920,258
     Kiyo Bank, Ltd. (The).......................................   475,090    6,478,044
#    Kosei Securities Co., Ltd. (The)............................    33,999      216,408
     Kyokuto Securities Co., Ltd.................................   188,600    1,675,501
     Kyushu Financial Group, Inc.................................   282,627    1,140,618
     Kyushu Leasing Service Co., Ltd.............................    25,400      158,816
# *  M&A Capital Partners Co., Ltd...............................    34,700    1,485,292
#    Marusan Securities Co., Ltd.................................   404,100    2,291,647
     Mercuria Investment Co., Ltd................................    81,600      509,548
#    Michinoku Bank, Ltd. (The)..................................   329,298    4,806,443
     Mito Securities Co., Ltd....................................   424,800      845,679
     Miyazaki Bank, Ltd. (The)...................................   125,900    3,039,166
#    Monex Group, Inc............................................ 1,271,900    3,874,388
#    Money Partners Group Co., Ltd...............................   149,100      392,557
     Musashino Bank, Ltd. (The)..................................   241,200    4,687,200
#    Nagano Bank, Ltd. (The).....................................    58,399      897,731
     Nanto Bank, Ltd. (The)......................................   188,800    3,539,733
     NEC Capital Solutions, Ltd..................................    72,000    1,120,452
#    Newton Financial Consulting, Inc............................     3,300       46,609
     Nishi-Nippon Financial Holdings, Inc........................   732,700    6,062,936
     North Pacific Bank, Ltd..................................... 2,218,700    5,442,077
#    OAK Capital Corp............................................   354,100      457,022
     Ogaki Kyoritsu Bank, Ltd. (The).............................   287,300    6,494,185
     Oita Bank, Ltd. (The).......................................    88,889    2,675,379
     Okasan Securities Group, Inc................................ 1,129,300    4,136,555
     Ricoh Leasing Co., Ltd......................................   110,300    3,223,746
     San ju San Financial Group, Inc.............................   126,510    1,708,230
     San-In Godo Bank, Ltd. (The)................................ 1,014,800    6,724,928
     Sawada Holdings Co., Ltd....................................   150,600    1,322,953
     Senshu Ikeda Holdings, Inc.................................. 1,953,300    4,853,536
#    Shiga Bank, Ltd. (The)......................................   338,200    8,093,591
     Shikoku Bank, Ltd. (The)....................................   408,400    3,733,603
#    Shimane Bank, Ltd. (The)....................................    29,800      217,770
     Shimizu Bank, Ltd. (The)....................................    39,200      621,282
#    Sparx Group Co., Ltd........................................   693,300    1,500,320
     Strike Co., Ltd.............................................    39,000      711,586
#    Taiko Bank, Ltd. (The)......................................    41,100      615,116
     Tochigi Bank, Ltd. (The)....................................   806,200    1,634,590
     Toho Bank, Ltd. (The)....................................... 1,414,800    3,670,999
     Tohoku Bank, Ltd. (The).....................................    70,400      685,528
     Tokai Tokyo Financial Holdings, Inc......................... 1,635,800    5,436,143
#    Tokyo Kiraboshi Financial Group, Inc........................   234,538    3,389,039
     Tomato Bank, Ltd............................................    54,500      522,872
     TOMONY Holdings, Inc........................................   974,950    3,548,309
     Tottori Bank, Ltd. (The)....................................    67,800      860,835
     Towa Bank, Ltd. (The).......................................   167,100    1,071,846
#    Toyo Securities Co., Ltd....................................   513,300      599,196
     Tsukuba Bank, Ltd...........................................   284,400      502,168
     Yamagata Bank, Ltd. (The)...................................   203,500    3,279,629
     Yamanashi Chuo Bank, Ltd. (The).............................   248,700    2,917,508
                                                                            ------------
TOTAL FINANCIALS.................................................            290,707,883
                                                                            ------------
HEALTH CARE -- (4.9%)
#    Advantage Risk Management Co., Ltd..........................    38,800      321,435
     As One Corp.................................................    33,568    2,686,622
     ASKA Pharmaceutical Co., Ltd................................   181,500    1,897,291

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                  SHARES    VALUE>>
                                                                  ------- -----------
HEALTH CARE -- (Continued)
     Biofermin Pharmaceutical Co., Ltd...........................  27,300 $   559,792
     BML, Inc.................................................... 202,200   5,713,154
     Carenet, Inc................................................  25,600     184,034
     Charm Care Corp. KK.........................................  36,700     553,261
     CMIC Holdings Co., Ltd......................................  86,100   1,269,325
     Create Medic Co., Ltd.......................................  44,100     384,374
#    Daiken Medical Co., Ltd..................................... 118,800     609,442
     Daito Pharmaceutical Co., Ltd...............................  84,280   2,722,224
#    Dvx, Inc....................................................  45,800     378,443
     Eiken Chemical Co., Ltd..................................... 228,800   4,115,122
#    Elan Corp................................................... 105,700   1,612,179
#    EM Systems Co., Ltd......................................... 139,300   1,880,383
     EPS Holdings, Inc........................................... 228,900   4,103,831
     FALCO HOLDINGS Co., Ltd.....................................  67,300     862,717
     FINDEX, Inc................................................. 119,200     898,195
     Fuji Pharma Co., Ltd........................................ 120,400   1,827,458
     Fukuda Denshi Co., Ltd......................................  53,100   3,702,756
     Fuso Pharmaceutical Industries, Ltd.........................  48,000   1,064,713
     Hogy Medical Co., Ltd....................................... 155,200   5,081,010
#    I'rom Group Co., Ltd........................................  31,800     531,293
     Iwaki & Co., Ltd............................................ 196,300     809,839
*    Japan Animal Referral Medical Center Co., Ltd...............  13,900     355,769
#    Japan Lifeline Co., Ltd..................................... 462,300   7,332,234
     Japan Medical Dynamic Marketing, Inc........................ 109,400   1,216,232
     JCR Pharmaceuticals Co., Ltd................................  33,400   1,884,366
     Jeol, Ltd................................................... 250,200   5,069,415
     JMS Co., Ltd................................................  89,157     536,080
     Kanamic Network Co., Ltd....................................  40,600     704,637
     Kawasumi Laboratories, Inc..................................  93,180     613,316
     Kissei Pharmaceutical Co., Ltd.............................. 209,800   5,204,861
     KYORIN Holdings, Inc........................................ 270,900   5,090,813
     Linical Co., Ltd............................................  84,500     962,072
     Mani, Inc................................................... 170,700   9,863,654
# *  Medical Data Vision Co., Ltd................................ 152,500   1,387,689
     Medius Holdings Co., Ltd....................................  75,300     505,125
*    MedPeer, Inc................................................  20,000     440,890
     Menicon Co., Ltd............................................ 197,600   5,702,965
     Miraca Holdings, Inc........................................ 472,500  12,110,780
     Mizuho Medy Co., Ltd........................................  26,200     661,543
     Mochida Pharmaceutical Co., Ltd.............................  84,298   3,915,229
     N Field Co., Ltd............................................  63,000     410,476
     Nagaileben Co., Ltd.........................................   5,400     121,667
     Nakanishi, Inc.............................................. 199,300   3,837,617
     NichiiGakkan Co., Ltd....................................... 283,400   3,475,122
     Nichi-iko Pharmaceutical Co., Ltd........................... 366,450   4,392,340
     Nikkiso Co., Ltd............................................ 420,800   5,216,578
     Nippon Chemiphar Co., Ltd...................................  17,100     445,855
     Nissui Pharmaceutical Co., Ltd..............................  94,200     999,816
     Paramount Bed Holdings Co., Ltd............................. 149,800   7,039,352
*    Pharma Foods International Co., Ltd.........................  15,000      63,124
     Rion Co., Ltd...............................................  65,300   1,173,954
#    Seed Co., Ltd...............................................  94,700     973,005
     Seikagaku Corp.............................................. 246,100   2,710,047
# *  Shin Nippon Biomedical Laboratories, Ltd.................... 127,300     877,487
     Ship Healthcare Holdings, Inc............................... 128,500   5,286,658
     Shofu, Inc..................................................  69,200     786,991
     Software Service, Inc.......................................  24,900   2,225,137
     Solasto Corp................................................ 344,900   3,458,472
     St-Care Holding Corp........................................  93,200     436,891

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
HEALTH CARE -- (Continued)
    Techno Medica Co., Ltd......................................  27,800 $    526,152
    Toho Holdings Co., Ltd...................................... 198,400    4,648,705
    Tokai Corp.................................................. 160,800    3,715,648
    Torii Pharmaceutical Co., Ltd............................... 114,500    2,275,985
    Towa Pharmaceutical Co., Ltd................................ 216,000    5,318,617
    Tsukui Corp................................................. 422,300    2,638,089
#   Uchiyama Holdings Co., Ltd..................................  26,400      115,566
    UNIMAT Retirement Community Co., Ltd........................  27,300      449,101
    Value HR Co., Ltd...........................................  23,200      537,962
#   Vital KSK Holdings, Inc..................................... 329,400    3,143,037
*   Wakamoto Pharmaceutical Co., Ltd............................ 112,300      283,840
    WIN-Partners Co., Ltd....................................... 125,700    1,374,394
                                                                         ------------
TOTAL HEALTH CARE...............................................          176,284,248
                                                                         ------------
INDUSTRIALS -- (29.1%)
    A&A Material Corp...........................................  26,000      243,589
    Abist Co., Ltd..............................................  22,400      638,256
    Advan Co., Ltd.............................................. 197,900    1,845,353
#   Advanex, Inc................................................  22,099      350,558
    Aeon Delight Co., Ltd....................................... 117,300    3,949,385
    Aichi Corp.................................................. 266,400    1,820,263
    Aida Engineering, Ltd....................................... 353,300    2,787,459
    Airtech Japan, Ltd..........................................  22,000      121,709
    AIT Corp....................................................  72,800      708,443
    Ajis Co., Ltd...............................................  31,200      969,379
#   Alconix Corp................................................ 169,400    2,017,180
    Alinco, Inc.................................................  99,200      867,329
    Alps Logistics Co., Ltd..................................... 111,600      837,428
    Altech Co., Ltd.............................................  10,900       22,487
    Altech Corp................................................. 125,700    2,192,445
    Anest Iwata Corp............................................ 248,900    2,174,056
*   Arrk Corp................................................... 606,500      568,286
    Asahi Diamond Industrial Co., Ltd........................... 364,700    2,581,915
#   Asahi Kogyosha Co., Ltd.....................................  30,100      819,162
    Asanuma Corp................................................  51,700    1,145,916
#   Asukanet Co., Ltd...........................................  66,800      959,810
    Asunaro Aoki Construction Co., Ltd.......................... 135,400    1,053,093
    Bando Chemical Industries, Ltd.............................. 261,100    2,545,348
    BayCurrent Consulting, Inc.................................. 100,800    3,652,713
    Bell System24 Holdings, Inc................................. 266,700    3,890,872
    Br Holdings Corp............................................ 194,000      556,671
#   Bunka Shutter Co., Ltd...................................... 430,700    3,177,443
    Canare Electric Co., Ltd....................................  23,500      408,026
    Career Design Center Co., Ltd...............................  33,900      448,698
    Central Glass Co., Ltd...................................... 238,300    5,569,081
    Central Security Patrols Co., Ltd...........................  41,300    1,959,085
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H...... 104,200    1,168,027
    Chiyoda Integre Co., Ltd....................................  78,300    1,463,525
    Chodai Co., Ltd.............................................   3,900       27,584
    Chudenko Corp............................................... 236,200    4,836,258
    Chugai Ro Co., Ltd..........................................  44,000      735,768
#   Chuo Warehouse Co., Ltd.....................................  16,300      154,170
#   CKD Corp.................................................... 398,200    4,631,419
    CMC Corp....................................................  14,600      269,365
    Comany, Inc.................................................   4,700       56,778
#   Cosel Co., Ltd.............................................. 175,000    1,880,435
    Creek & River Co., Ltd......................................  72,100      796,568
    CTI Engineering Co., Ltd....................................  83,400    1,146,229
    CTS Co., Ltd................................................ 197,400    1,206,993

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
INDUSTRIALS -- (Continued)
     Dai-Dan Co., Ltd............................................   114,900 $ 2,553,985
     Daido Kogyo Co., Ltd........................................    46,800     365,477
#    Daihatsu Diesel Manufacturing Co., Ltd......................   124,100     723,218
     Daihen Corp.................................................   160,000   4,478,619
     Daiho Corp..................................................   132,300   3,548,551
     Dai-Ichi Cutter Kogyo K.K...................................    25,300     413,533
     Daiichi Jitsugyo Co., Ltd...................................    66,200   2,043,631
#    Daiichi Kensetsu Corp.......................................    24,900     356,886
#    Daiki Axis Co., Ltd.........................................    51,700     400,598
*    Daikokuya Holdings Co., Ltd.................................   138,700      38,872
     Daiohs Corp.................................................    18,400     231,175
     Daiseki Co., Ltd............................................   302,863   8,320,277
     Daiseki Eco. Solution Co., Ltd..............................    46,559     253,971
     Daisue Construction Co., Ltd................................    59,100     493,238
     Daiwa Industries, Ltd.......................................   240,700   2,811,339
     Denyo Co., Ltd..............................................   124,600   1,583,837
#    DMG Mori Co., Ltd...........................................   398,300   5,743,551
     DMW Corp....................................................     4,800      92,659
     Duskin Co., Ltd.............................................   346,300   8,546,394
     Ebara Jitsugyo Co., Ltd.....................................    43,300     814,700
     Eidai Co., Ltd..............................................   185,600     686,119
     Endo Lighting Corp..........................................    21,500     157,670
     en-japan, Inc...............................................    29,100     947,637
#    Enshu, Ltd..................................................    36,099     386,970
     EPCO Co., Ltd...............................................    28,000     245,186
     ERI Holdings Co., Ltd.......................................     1,500      12,881
     Escrow Agent Japan, Inc.....................................   171,400     464,270
     F&M Co., Ltd................................................    41,700     453,202
*    FDK Corp....................................................    47,198     457,208
#    Freund Corp.................................................    83,900     606,195
     Fudo Tetra Corp.............................................   126,080   1,734,525
#    Fuji Corp...................................................   484,400   7,322,266
     Fuji Die Co., Ltd...........................................    61,100     349,857
     Fuji Furukawa Engineering & Construction Co., Ltd...........     1,200      20,005
     Fujikura, Ltd............................................... 1,953,600   8,060,828
#    Fujimak Corp................................................    12,600      89,886
     Fujisash Co., Ltd...........................................   677,400     525,175
     Fujitec Co., Ltd............................................   527,900   6,483,660
     Fukuda Corp.................................................    75,000   2,963,912
     Fukushima Industries Corp...................................    97,600   3,384,022
     Fukuvi Chemical Industry Co., Ltd...........................    10,600      54,820
     Fukuyama Transporting Co., Ltd..............................    57,557   2,217,497
     FULLCAST Holdings Co., Ltd..................................   140,900   3,107,332
     Funai Soken Holdings, Inc...................................   308,470   8,002,785
     Furukawa Co., Ltd...........................................   238,200   2,970,829
     Furusato Industries, Ltd....................................    66,800     979,255
     Futaba Corp.................................................   268,000   4,354,625
     G Three Holdings Corp.......................................     2,520       6,448
     Gakujo Co., Ltd.............................................    27,600     283,499
     Gecoss Corp.................................................   100,700     904,804
     Giken, Ltd..................................................    90,100   2,824,918
     Glory, Ltd..................................................   266,855   6,737,772
# *  Grace Technology, Inc.......................................    54,300     936,256
     GS Yuasa Corp...............................................   258,899   5,201,752
     Hamakyorex Co., Ltd.........................................   132,900   4,918,155
     Hanwa Co., Ltd..............................................   285,000   8,214,671
#    Hashimoto Sogyo Holdings Co., Ltd...........................     4,070      52,638
     Hazama Ando Corp............................................ 1,528,900  10,281,112
#    Helios Techno Holdings Co., Ltd.............................   138,300     817,596

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES    VALUE>>
                                                                  --------- ----------
INDUSTRIALS -- (Continued)
     Hibiya Engineering, Ltd.....................................   144,700 $2,423,232
     Hirakawa Hewtech Corp.......................................    81,000  1,010,608
#    Hirano Tecseed Co., Ltd.....................................    70,400  1,182,543
#    Hirata Corp.................................................    53,200  3,668,106
     Hisaka Works, Ltd...........................................   163,300  1,449,581
     Hitachi Zosen Corp.......................................... 1,245,379  3,859,997
     HITO Communications Holdings................................    50,900    861,737
#    Hoden Seimitsu Kako Kenkyusho Co., Ltd......................    30,300    276,957
     Hokuetsu Industries Co., Ltd................................   155,000  1,683,953
     Hokuriku Electrical Construction Co., Ltd...................    81,500    669,022
     Hosokawa Micron Corp........................................    55,000  2,596,521
     Howa Machinery, Ltd.........................................    59,700    520,346
     HyAS&Co, Inc................................................    30,100     82,948
     Ichikawa Co., Ltd...........................................     1,000     12,278
     Ichiken Co., Ltd............................................    35,400    621,078
     Ichinen Holdings Co., Ltd...................................   157,800  1,723,256
#    Idec Corp...................................................   230,200  4,699,007
     Ihara Science Corp..........................................    50,800    580,285
     Iino Kaiun Kaisha, Ltd......................................   650,500  2,271,242
     Inaba Denki Sangyo Co., Ltd.................................   201,800  8,220,969
     Inaba Seisakusho Co., Ltd...................................    68,100    868,264
     Inabata & Co., Ltd..........................................   337,600  4,640,138
     Insource Co., Ltd...........................................    45,100    949,349
     Interworks, Inc.............................................     8,400     50,670
     Inui Global Logistics Co., Ltd..............................   146,080  1,149,722
#    IR Japan Holdings, Ltd......................................    61,000  1,052,961
     Iseki & Co., Ltd............................................   147,000  2,300,513
#    Ishii Iron Works Co., Ltd...................................    11,000    196,487
#    Isolite Insulating Products Co., Ltd........................    48,000    221,112
     Itoki Corp..................................................   252,700  1,246,530
#    Iwaki Co., Ltd..............................................    32,400    282,391
     Iwasaki Electric Co., Ltd...................................    35,800    439,134
     JAC Recruitment Co., Ltd....................................   104,400  2,560,382
     Jalux, Inc..................................................    44,600  1,013,292
     Jamco Corp..................................................    68,500  1,379,640
     Japan Asia Group, Ltd.......................................   189,000    603,619
#    Japan Elevator Service Holdings Co., Ltd....................   104,100  2,123,582
     Japan Foundation Engineering Co., Ltd.......................   134,500    456,863
     Japan Pulp & Paper Co., Ltd.................................    84,400  3,231,669
     Japan Steel Works, Ltd. (The)...............................   339,800  6,567,389
     Japan Transcity Corp........................................   271,200  1,083,150
     JK Holdings Co., Ltd........................................   111,140    582,287
*    JMC Corp....................................................     6,800     70,778
     Juki Corp...................................................   235,300  2,714,621
     Kamei Corp..................................................   172,600  1,728,170
     Kanaden Corp................................................   135,500  1,538,435
     Kanagawa Chuo Kotsu Co., Ltd................................    42,300  1,455,757
     Kanamoto Co., Ltd...........................................   243,500  5,780,260
     Kandenko Co., Ltd...........................................   286,200  2,412,752
     Kanematsu Corp..............................................   644,825  7,157,135
     Katakura Industries Co., Ltd................................   182,800  2,101,992
#    Kato Works Co., Ltd.........................................    61,100  1,541,059
     KAWADA TECHNOLOGIES, Inc....................................    47,300  2,953,350
     Kawagishi Bridge Works Co., Ltd.............................    11,700    264,306
     Kawanishi Warehouse Co., Ltd................................     1,700     19,181
     Kawasaki Kinkai Kisen Kaisha, Ltd...........................     9,599    265,841
# *  Kawasaki Kisen Kaisha, Ltd..................................   684,200  9,946,187
     Kawata Manufacturing Co., Ltd...............................    28,600    381,006
     Keihin Co., Ltd.............................................    24,900    292,148

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CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    KFC, Ltd....................................................   7,800 $   115,818
*   KI Holdings Co., Ltd........................................ 104,000     426,735
    Kimura Chemical Plants Co., Ltd............................. 107,500     358,981
    Kimura Unity Co., Ltd.......................................  19,600     197,701
    King Jim Co., Ltd........................................... 105,700     837,670
*   Kinki Sharyo Co., Ltd. (The)................................  26,999     495,127
    Kintetsu World Express, Inc................................. 293,300   4,436,892
    Kitagawa Corp...............................................  57,700   1,204,037
    Kitano Construction Corp....................................  26,172     710,689
    Kito Corp................................................... 160,700   2,553,638
    Kitz Corp................................................... 623,900   4,768,368
    Kobayashi Metals, Ltd.......................................   7,900      23,559
*   Kobe Electric Railway Co., Ltd..............................  34,699   1,245,812
#   Kobelco Eco-Solutions Co., Ltd..............................  21,399     368,302
    Koike Sanso Kogyo Co., Ltd..................................  14,500     305,720
#   Kokusai Co., Ltd............................................  51,600     346,545
    Kokuyo Co., Ltd............................................. 281,925   3,575,263
    KOMAIHALTEC, Inc............................................  24,900     403,470
    Komatsu Wall Industry Co., Ltd..............................  53,500     897,546
    Komori Corp................................................. 396,800   4,588,339
    Kondotec, Inc............................................... 129,900   1,141,292
    Konoike Transport Co., Ltd.................................. 202,500   3,273,945
*   Kosaido Co., Ltd............................................ 212,900   1,465,020
#   Kozo Keikaku Engineering, Inc...............................  20,700     454,086
    KRS Corp....................................................  46,500     850,479
    Kumagai Gumi Co., Ltd....................................... 299,100   8,776,101
    Kuroda Precision Industries, Ltd............................  16,300     203,616
    Kyodo Printing Co., Ltd.....................................  52,000   1,169,561
    Kyokuto Boeki Kaisha, Ltd...................................  45,000     653,686
    Kyokuto Kaihatsu Kogyo Co., Ltd............................. 237,800   3,351,125
    Kyoritsu Printing Co., Ltd.................................. 199,200     371,137
#   Like Co., Ltd...............................................  63,200     707,783
    Link And Motivation, Inc.................................... 210,200   1,610,361
    Lonseal Corp................................................  13,900     225,801
    Maeda Corp.................................................. 174,800   1,740,805
    Maeda Kosen Co., Ltd........................................ 135,500   2,591,222
    Maeda Road Construction Co., Ltd............................ 274,000   5,437,294
    Maezawa Industries, Inc.....................................  25,300      82,304
    Maezawa Kasei Industries Co., Ltd...........................  95,100     887,618
    Maezawa Kyuso Industries Co., Ltd...........................  74,400   1,300,726
    Makino Milling Machine Co., Ltd............................. 177,900   7,547,987
    Marubeni Construction Material Lease Co., Ltd...............   3,900      64,826
    Marufuji Sheet Piling Co., Ltd..............................  11,800     247,350
    Maruka Corp.................................................  43,700     838,715
    Marumae Co., Ltd............................................  26,300     225,433
#   Maruwa Unyu Kikan Co., Ltd..................................  74,700   2,639,692
    Maruyama Manufacturing Co., Inc.............................  27,900     356,238
    Maruzen Co., Ltd............................................  67,300   1,398,402
    Maruzen Showa Unyu Co., Ltd.................................  78,400   2,078,735
#   Matching Service Japan Co., Ltd.............................  50,000     773,565
    Matsuda Sangyo Co., Ltd..................................... 100,082   1,265,786
    Matsui Construction Co., Ltd................................ 146,300     927,769
    Max Co., Ltd................................................ 206,800   3,167,992
    Meidensha Corp.............................................. 277,110   3,949,884
    Meiji Electric Industries Co., Ltd..........................  54,800     908,852
    Meiji Shipping Co., Ltd..................................... 111,000     341,408
    Meisei Industrial Co., Ltd.................................. 297,400   1,995,386
    Meitec Corp................................................. 216,400  10,071,077
    Meiwa Corp.................................................. 170,200     694,526

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CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDUSTRIALS -- (Continued)
#   Mesco, Inc..................................................    29,800 $  292,689
    METAWATER Co., Ltd..........................................    74,900  2,246,688
#   Mie Kotsu Group Holdings, Inc...............................   391,400  2,078,554
#   Mirait Holdings Corp........................................   438,355  6,448,585
    Mitani Corp.................................................    73,800  3,879,853
    Mitani Sangyo Co., Ltd......................................   135,600    359,180
    Mitsubishi Kakoki Kaisha, Ltd...............................    44,100    621,321
    Mitsubishi Logisnext Co., Ltd...............................   204,400  2,300,969
    Mitsubishi Pencil Co., Ltd..................................   121,400  2,499,501
    Mitsuboshi Belting, Ltd.....................................   166,400  3,161,269
*   Mitsui E&S Holdings Co., Ltd................................   639,200  6,316,309
    Mitsui Matsushima Holdings Co., Ltd.........................    65,700    751,918
    Mitsui-Soko Holdings Co., Ltd...............................   173,600  2,759,599
    Mitsumura Printing Co., Ltd.................................     9,300    192,735
    Miyaji Engineering Group, Inc...............................    41,517    703,753
#   Mori-Gumi Co., Ltd..........................................    69,500    251,885
    Morita Holdings Corp........................................   224,500  3,811,834
#   Musashi Co., Ltd............................................     5,000    101,927
    NAC Co., Ltd................................................    76,500    687,726
    Nachi-Fujikoshi Corp........................................   111,500  5,536,874
#   Nadex Co., Ltd..............................................    40,600    311,483
    Nagase & Co., Ltd...........................................   269,700  4,121,444
    Naigai Trans Line, Ltd......................................    42,000    503,087
    Nakabayashi Co., Ltd........................................   108,600    499,580
    Nakakita Seisakusho Co., Ltd................................     3,700     97,799
    Nakamoto Packs Co., Ltd.....................................    38,500    544,603
    Nakanishi Manufacturing Co., Ltd............................     5,700     48,715
    Nakano Corp.................................................   108,100    462,364
    Namura Shipbuilding Co., Ltd................................   420,428  1,421,744
    Narasaki Sangyo Co., Ltd....................................    25,400    418,730
#   Nexyz Group Corp............................................    58,000  1,283,023
    Nice Holdings, Inc..........................................    50,900    456,370
#   Nichias Corp................................................   480,100  9,281,448
#   Nichiban Co., Ltd...........................................    81,800  1,705,538
    Nichiden Corp...............................................    99,600  1,490,614
    Nichiha Corp................................................   213,280  5,866,871
    Nichireki Co., Ltd..........................................   192,500  1,832,409
#   Nihon Dengi Co., Ltd........................................    30,200    761,301
    Nihon Flush Co., Ltd........................................    64,200  1,293,369
    Nikkato Corp................................................    53,000    432,152
#   Nikko Co., Ltd..............................................    36,100    794,282
    Nikkon Holdings Co., Ltd....................................   385,300  9,092,278
    Nippi, Inc..................................................    11,900    319,952
    Nippon Air Conditioning Services Co., Ltd...................   202,100  1,273,151
#   Nippon Carbon Co., Ltd......................................    74,000  3,265,550
    Nippon Concept Corp.........................................    40,400    395,225
    Nippon Densetsu Kogyo Co., Ltd..............................   272,400  5,876,554
    Nippon Dry-Chemical Co., Ltd................................     4,300     43,290
    Nippon Filcon Co., Ltd......................................    13,100     60,442
    Nippon Hume Corp............................................   165,600  1,155,414
    Nippon Kanzai Co., Ltd......................................    77,200  1,399,234
    Nippon Koei Co., Ltd........................................    85,900  1,969,141
    Nippon Parking Development Co., Ltd., Class C............... 1,511,300  2,373,785
    Nippon Rietec Co., Ltd......................................     9,300    119,867
    Nippon Road Co., Ltd. (The).................................    51,100  2,943,539
    Nippon Seisen Co., Ltd......................................    24,300    633,718
*   Nippon Sharyo, Ltd..........................................    54,899  1,210,178
    Nippon Sheet Glass Co., Ltd.................................   772,500  6,395,948
    Nippon Steel Trading Corp...................................   117,460  4,914,085

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CONTINUED

                                                                   SHARES    VALUE>>
                                                                  --------- ----------
INDUSTRIALS -- (Continued)
     Nippon Thompson Co., Ltd....................................   398,800 $2,072,565
     Nippon Tungsten Co., Ltd....................................     6,699    139,877
     Nishimatsu Construction Co., Ltd............................   389,300  8,444,730
     Nishi-Nippon Railroad Co., Ltd..............................   212,900  5,014,660
     Nishio Rent All Co., Ltd....................................   138,000  3,829,389
#    Nissei ASB Machine Co., Ltd.................................    63,900  2,361,935
#    Nissei Corp.................................................    38,900    394,820
     Nissei Plastic Industrial Co., Ltd..........................   169,000  1,507,830
     Nisshinbo Holdings, Inc.....................................   972,780  8,684,328
     Nissin Corp.................................................   109,100  1,874,039
     Nissin Electric Co., Ltd....................................   384,200  3,642,513
     Nitta Corp..................................................   160,700  5,293,754
     Nitto Boseki Co., Ltd.......................................   200,000  4,170,500
     Nitto Kogyo Corp............................................   195,500  3,838,181
     Nitto Kohki Co., Ltd........................................    80,100  1,650,327
     Nitto Seiko Co., Ltd........................................   198,900  1,176,087
     Nittoc Construction Co., Ltd................................   170,600    873,185
     Nittoku Engineering Co., Ltd................................     4,500    113,097
     NJS Co., Ltd................................................    42,800    584,258
#    nms Holdings Co.............................................    44,200    170,929
     Noda Corp...................................................   145,800  1,053,437
     Nomura Co., Ltd.............................................   318,800  8,917,729
     Noritake Co., Ltd...........................................    74,500  3,633,587
     Noritsu Koki Co., Ltd.......................................   154,700  2,984,977
     Noritz Corp.................................................   220,100  3,414,050
#    NS Tool Co., Ltd............................................    61,700  1,412,053
     NS United Kaiun Kaisha, Ltd.................................    67,800  1,489,156
     NTN Corp....................................................   945,200  3,119,941
     Obara Group, Inc............................................    90,600  3,465,064
     Ochi Holdings Co., Ltd......................................     7,300     80,125
     Odawara Engineering Co., Ltd................................     6,500    133,801
     Odelic Co., Ltd.............................................    27,800    983,023
     Ohba Co., Ltd...............................................    84,000    519,819
     Ohmoto Gumi Co., Ltd........................................     4,100    178,075
     Oiles Corp..................................................   177,470  2,966,104
     Okabe Co., Ltd..............................................   291,100  2,663,887
#    Okada Aiyon Corp............................................    38,600    455,534
     Okamoto Machine Tool Works, Ltd.............................    21,699    581,859
     Okamura Corp................................................   475,200  4,796,543
#    OKK Corp....................................................    28,700    207,322
     OKUMA Corp..................................................   108,300  6,379,911
     Okumura Corp................................................   247,480  8,006,256
     Onoken Co., Ltd.............................................   128,700  1,833,629
     Organo Corp.................................................    53,300  1,586,522
     Oriental Consultants Holdings Co., Ltd......................     4,700     85,274
     Origin Co., Ltd.............................................    26,700    495,708
     OSG Corp....................................................   243,700  4,906,001
     OSJB Holdings Corp.......................................... 1,031,600  2,464,761
#    Outsourcing, Inc............................................   557,700  7,332,529
     Oyo Corp....................................................   165,400  1,743,785
#    Paraca, Inc.................................................    37,900    680,700
     Parker Corp.................................................    34,000    149,272
*    Pasco Corp..................................................     7,800     69,665
     Pasona Group, Inc...........................................   134,000  2,125,429
     Pegasus Sewing Machine Manufacturing Co., Ltd...............   150,600    867,867
     Penta-Ocean Construction Co., Ltd........................... 1,583,500  7,264,498
# *  Phil Co., Inc...............................................     8,900    309,360
     Prestige International, Inc.................................   400,100  5,743,940
     Pronexus, Inc...............................................   124,000  1,476,427

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CONTINUED

                                                                  SHARES    VALUE>>
                                                                  ------- -----------
INDUSTRIALS -- (Continued)
     PS Mitsubishi Construction Co., Ltd......................... 243,400 $ 1,434,219
     Punch Industry Co., Ltd..................................... 107,900     625,059
     Quick Co., Ltd..............................................  77,900   1,211,584
     Raito Kogyo Co., Ltd........................................ 299,700   3,869,635
#    Rasa Corp...................................................  63,200     473,573
     Relia, Inc.................................................. 204,700   2,166,284
     Rheon Automatic Machinery Co., Ltd.......................... 152,100   2,306,009
#    Rix Corp....................................................  17,100     229,267
# *  Rozetta Corp................................................  22,800     878,878
     Ryobi, Ltd.................................................. 178,440   4,070,892
     S LINE Co., Ltd.............................................  23,800     219,541
     Sakai Heavy Industries, Ltd.................................  24,500     699,312
#    Sakai Moving Service Co., Ltd...............................  86,600   5,101,455
*    Sanix, Inc.................................................. 134,800     279,597
     Sanki Engineering Co., Ltd.................................. 337,700   3,695,452
     Sanko Gosei, Ltd............................................ 139,300     437,200
#    Sanko Metal Industrial Co., Ltd.............................  17,700     427,699
     Sankyo Tateyama, Inc........................................ 210,300   2,339,068
#    Sanoyas Holdings Corp....................................... 159,500     346,211
#    Sansei Technologies, Inc....................................  88,000   1,224,439
#    Sansha Electric Manufacturing Co., Ltd......................  66,700     565,205
     Sanyo Denki Co., Ltd........................................  38,600   1,816,589
     Sanyo Engineering & Construction, Inc.......................  78,500     477,892
     Sanyo Industries, Ltd.......................................   9,900     165,364
     Sanyo Trading Co., Ltd......................................  80,000   1,626,218
     Sata Construction Co., Ltd..................................  91,299     323,705
     Sato Holdings Corp.......................................... 214,300   5,217,466
     Sato Shoji Corp.............................................  93,000     783,292
     Sawafuji Electric Co., Ltd..................................   1,900      30,672
     SBS Holdings, Inc........................................... 149,200   2,521,105
#    SEC Carbon, Ltd.............................................  10,900     970,917
#    Secom Joshinetsu Co., Ltd...................................  32,000   1,037,118
#    Seibu Electric & Machinery Co., Ltd.........................  10,300      90,543
#    Seika Corp..................................................  67,000     823,695
     Seikitokyu Kogyo Co., Ltd................................... 208,430   1,064,518
     Sekisui Jushi Corp.......................................... 223,200   4,321,031
     Senko Group Holdings Co., Ltd............................... 900,100   7,239,214
     Senshu Electric Co., Ltd....................................  54,200   1,259,658
     Shibusawa Warehouse Co., Ltd. (The).........................  62,200     979,076
     Shibuya Corp................................................  99,400   3,089,929
     Shima Seiki Manufacturing, Ltd.............................. 211,500   7,116,557
#    Shin Nippon Air Technologies Co., Ltd....................... 116,680   1,880,791
#    Shin-Keisei Electric Railway Co., Ltd.......................  41,099     764,741
     Shinki Bus Co., Ltd.........................................     400      12,688
     Shinmaywa Industries, Ltd................................... 707,200   8,732,442
     Shinnihon Corp.............................................. 208,700   1,794,141
     Shinsho Corp................................................  36,300     868,714
     Shinwa Co., Ltd.............................................  69,000   1,407,204
*    Shoko Co., Ltd..............................................  44,400     259,406
#    Showa Aircraft Industry Co., Ltd............................  48,937     597,695
#    SIGMAXYZ, Inc............................................... 133,700   1,309,082
     Sinfonia Technology Co., Ltd................................ 173,200   2,465,159
     Sinko Industries, Ltd....................................... 151,700   2,183,301
     Sintokogio, Ltd............................................. 328,700   3,092,789
     SMS Co., Ltd................................................ 551,200  10,697,555
     Soda Nikka Co., Ltd......................................... 126,500     653,001
     Sodick Co., Ltd............................................. 209,900   1,896,206
     Space Co., Ltd.............................................. 100,062   1,161,312
#    S-Pool, Inc.................................................  54,500   1,241,033

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CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDUSTRIALS -- (Continued)
    Star Micronics Co., Ltd.....................................   263,600 $4,302,199
    Subaru Enterprise Co., Ltd..................................     8,100    419,000
    Sugimoto & Co., Ltd.........................................    70,500  1,262,081
#   Sumiseki Holdings, Inc......................................   476,200    509,786
    Sumitomo Densetsu Co., Ltd..................................   129,500  2,225,077
    Sumitomo Mitsui Construction Co., Ltd....................... 1,393,140  9,092,070
    Sumitomo Precision Products Co., Ltd........................    21,184    591,113
    Sumitomo Warehouse Co., Ltd. (The)..........................   473,900  6,078,256
    Suzumo Machinery Co., Ltd...................................     2,200     24,089
    SWCC Showa Holdings Co., Ltd................................    98,700    686,740
#   Tacmina Corp................................................    14,200    244,361
    Tadano, Ltd.................................................   825,100  8,729,780
    Taihei Dengyo Kaisha, Ltd...................................   121,700  2,684,077
    Taiheiyo Kouhatsu, Inc......................................    44,200    293,392
    Taikisha, Ltd...............................................   184,900  5,587,956
    Taisei Oncho Co., Ltd.......................................    13,300    210,046
#   Takadakiko Co., Ltd.........................................     7,500    173,134
    Takagi Seiko Corp...........................................     2,300     76,437
    Takamatsu Construction Group Co., Ltd.......................   106,200  2,290,832
    Takamatsu Machinery Co., Ltd................................    41,800    365,666
    Takamiya Co., Ltd...........................................   128,600    779,096
    Takano Co., Ltd.............................................    60,100    447,576
    Takaoka Toko Co., Ltd.......................................    55,020    637,556
    Takara Printing Co., Ltd....................................    21,455    331,683
    Takara Standard Co., Ltd....................................   267,900  4,078,067
    Takasago Thermal Engineering Co., Ltd.......................   350,100  5,552,620
    Takashima & Co., Ltd........................................    26,600    408,104
    Takeei Corp.................................................   162,900  1,150,006
    Takeuchi Manufacturing Co., Ltd.............................   289,400  5,488,011
#   Takigami Steel Construction Co., Ltd. (The).................     5,300    233,801
    Takisawa Machine Tool Co., Ltd..............................    45,100    633,155
    Takuma Co., Ltd.............................................   303,000  3,653,442
#   Tanabe Engineering Corp.....................................    39,500    277,917
    Tanseisha Co., Ltd..........................................   268,249  2,995,513
    Tatsuta Electric Wire and Cable Co., Ltd....................   317,600  1,394,872
    TECHNO ASSOCIE Co., Ltd.....................................    56,800    552,622
    Techno Ryowa, Ltd...........................................    71,390    529,358
    Techno Smart Corp...........................................    49,500    412,745
    Teikoku Electric Manufacturing Co., Ltd.....................   127,100  1,296,052
    Teikoku Sen-I Co., Ltd......................................   128,500  2,860,307
    Tekken Corp.................................................    97,800  2,557,151
    Tenox Corp..................................................    22,500    164,301
    Teraoka Seisakusho Co., Ltd.................................    76,000    352,877
    Terasaki Electric Co., Ltd..................................    24,400    202,035
    Toa Corp....................................................   117,000  1,680,711
    TOA ROAD Corp...............................................    26,500    678,955
#   Toba, Inc...................................................     9,800    241,259
    Tobishima Corp..............................................   151,070  1,933,820
    Tocalo Co., Ltd.............................................   474,700  3,906,678
    Toenec Corp.................................................    58,600  1,627,219
#   Togami Electric Manufacturing Co., Ltd......................    17,800    240,929
#   TOKAI Holdings Corp.........................................   743,300  6,208,929
    Tokai Lease Co., Ltd........................................    19,300    281,510
    Tokyo Energy & Systems, Inc.................................   184,200  1,589,741
#   Tokyo Keiki, Inc............................................    66,022    658,287
    Tokyo Sangyo Co., Ltd.......................................   146,700    677,526
    Tokyu Construction Co., Ltd.................................   661,700  4,751,915
    Toli Corp...................................................   284,300    665,672
    Tomoe Corp..................................................   159,000    513,236

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CONTINUED

                                                                 SHARES     VALUE>>
                                                                 ------- --------------
INDUSTRIALS -- (Continued)
#   Tomoe Engineering Co., Ltd..................................  58,900 $    1,296,992
    Tonami Holdings Co., Ltd....................................  40,900      2,247,482
    Toppan Forms Co., Ltd....................................... 366,900      3,355,466
    Torishima Pump Manufacturing Co., Ltd....................... 143,800      1,305,782
    Toshiba Machine Co., Ltd.................................... 157,000      3,590,350
    Toshiba Plant Systems & Services Corp....................... 172,350      3,094,896
#   Tosho Printing Co., Ltd..................................... 175,399      1,534,047
    Totech Corp.................................................  57,000      1,120,758
    Totetsu Kogyo Co., Ltd...................................... 193,200      5,672,812
    Totoku Electric Co., Ltd....................................  17,700        302,640
    Toyo Construction Co., Ltd.................................. 595,000      2,191,938
    Toyo Denki Seizo K.K........................................  41,250        564,849
*   Toyo Engineering Corp....................................... 221,078      1,179,067
#   Toyo Logistics Co., Ltd.....................................  80,800        230,742
    Toyo Machinery & Metal Co., Ltd............................. 109,300        614,483
    Toyo Tanso Co., Ltd.........................................  81,500      1,617,491
#   Toyo Wharf & Warehouse Co., Ltd.............................  41,300        554,018
    Trancom Co., Ltd............................................  56,800      3,303,854
#   Trinity Industrial Corp.....................................  36,000        226,554
    Trusco Nakayama Corp........................................ 154,100      3,894,841
    Trust Tech, Inc.............................................  77,100      2,628,072
    Tsubaki Nakashima Co., Ltd.................................. 333,200      6,226,046
    Tsubakimoto Chain Co........................................ 208,840      7,784,444
    Tsubakimoto Kogyo Co., Ltd..................................  28,800        944,293
    Tsudakoma Corp..............................................  31,998        547,370
#   Tsugami Corp................................................ 333,500      3,023,076
    Tsukishima Kikai Co., Ltd................................... 210,100      2,756,547
    Tsurumi Manufacturing Co., Ltd.............................. 141,900      2,543,254
    Uchida Yoko Co., Ltd........................................  54,000      1,723,691
    Ueki Corp...................................................  34,800        730,377
    Union Tool Co...............................................  52,300      1,443,952
    Ushio, Inc.................................................. 799,700      9,721,789
#   UT Group Co., Ltd........................................... 204,000      5,883,805
    Utoc Corp................................................... 102,200        499,260
    Waida Manufacturing Co., Ltd................................   4,300         58,813
    Wakachiku Construction Co., Ltd.............................  99,200      1,275,556
    Wakita & Co., Ltd........................................... 294,800      3,096,641
    WDB Holdings Co., Ltd.......................................  65,900      1,957,858
    Weathernews, Inc............................................  40,200      1,220,965
    Will Group, Inc............................................. 101,200      1,035,137
    World Holdings Co., Ltd.....................................  45,300        770,210
    Yahagi Construction Co., Ltd................................ 200,200      1,404,420
    YAMABIKO Corp............................................... 256,528      2,537,353
    YAMADA Consulting Group Co., Ltd............................  78,800      1,714,225
#   Yamashina Corp.............................................. 224,200        139,298
    Yamato Corp................................................. 117,000        548,136
#   Yamaura Corp................................................  46,400        375,495
    Yamazen Corp................................................ 465,300      4,895,693
    Yasuda Logistics Corp....................................... 122,200        948,108
    Yokogawa Bridge Holdings Corp............................... 239,000      3,888,967
    Yondenko Corp...............................................  27,360        649,936
    Yuasa Trading Co., Ltd...................................... 128,600      3,668,590
    Yuken Kogyo Co., Ltd........................................  24,000        375,728
#   Yumeshin Holdings Co., Ltd.................................. 362,700      2,627,207
    Yurtec Corp................................................. 277,500      1,958,285
    Zaoh Co., Ltd...............................................  21,500        259,498
#   Zenitaka Corp. (The)........................................  19,600        940,294
    Zuiko Corp..................................................  29,000        936,259
                                                                         --------------
TOTAL INDUSTRIALS...............................................          1,046,158,415
                                                                         --------------

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CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
INFORMATION TECHNOLOGY -- (13.4%)
     A&D Co., Ltd................................................ 141,000 $1,156,039
     Access Co., Ltd............................................. 208,000  1,676,956
     Ad-sol Nissin Corp..........................................  43,000    648,974
     Adtec Plasma Technology Co., Ltd............................  30,700    232,844
#    AGS Corp....................................................  11,600     74,322
     Ai Holdings Corp............................................ 301,400  4,925,164
     Aichi Tokei Denki Co., Ltd..................................  18,900    702,242
     Aiphone Co., Ltd............................................  74,900  1,182,653
*    Allied Telesis Holdings K.K................................. 381,000    280,952
     Alpha Systems, Inc..........................................  60,520  1,490,757
     Amano Corp.................................................. 379,800  9,925,195
     AOI Electronics Co., Ltd....................................  31,400    677,578
     Argo Graphics, Inc.......................................... 122,200  2,513,620
*    Arisawa Manufacturing Co., Ltd.............................. 206,500  1,584,507
     ArtSpark Holdings, Inc......................................  48,100    277,313
     Asahi Intelligence Service Co., Ltd.........................   1,300     12,287
#    Aval Data Corp..............................................  25,400    438,035
     Avant Corp..................................................  54,500    803,420
*    Axell Corp..................................................  44,900    211,379
     Azia Co., Ltd...............................................  14,300    157,263
#    Billing System Corp.........................................  10,000    298,851
# *  BrainPad, Inc...............................................   7,200    403,334
     Broadleaf Co., Ltd.......................................... 722,700  3,723,883
     Business Brain Showa-Ota, Inc...............................  10,100    184,146
     CAC Holdings Corp...........................................  94,200  1,346,165
     Canon Electronics, Inc...................................... 147,700  2,434,060
     Capital Asset Planning, Inc.................................  13,200    163,629
     CDS Co., Ltd................................................  13,200    154,010
*    Change, Inc.................................................  10,000    339,601
     Chino Corp..................................................  47,400    557,328
     Citizen Watch Co., Ltd...................................... 899,600  5,072,150
#    CMK Corp.................................................... 392,800  2,726,730
     Computer Engineering & Consulting, Ltd...................... 173,300  3,431,635
     Computer Institute of Japan, Ltd............................ 102,900    846,923
     Comture Corp................................................  82,500  2,844,168
#    CONEXIO Corp................................................ 128,600  1,596,840
#    Core Corp...................................................  44,500    535,735
     Cresco, Ltd.................................................  41,200  1,254,888
# *  CRI Middleware Co., Ltd.....................................   6,400    199,525
#    Cube System, Inc............................................  58,300    414,035
#    Cyber Com Co., Ltd..........................................  14,800    287,821
     Cybernet Systems Co., Ltd...................................  49,900    246,056
     Cybozu, Inc................................................. 141,600  1,345,676
#    Dai-ichi Seiko Co., Ltd.....................................  72,300    741,828
#    Daiko Denshi Tsushin, Ltd...................................  37,200    237,111
#    Daishinku Corp..............................................  64,099    610,306
     Daitron Co., Ltd............................................  54,400    813,254
     Daiwabo Holdings Co., Ltd................................... 137,900  7,057,140
     Denki Kogyo Co., Ltd........................................  75,300  2,208,346
     Densan System Co., Ltd......................................  50,300  1,451,843
#    Dexerials Corp.............................................. 465,500  2,945,157
     Digital Arts, Inc...........................................  88,000  7,598,454
#    Digital Hearts Holdings Co., Ltd............................ 109,300  1,228,937
     Digital Information Technologies Corp.......................  54,900    753,779
     DKK-Toa Corp................................................  11,900     87,622
     Double Standard, Inc........................................   9,300    429,392
     DTS Corp.................................................... 166,200  5,886,416
     Ebase Co., Ltd..............................................  18,600    180,483
#    E-Guardian, Inc.............................................  74,000  1,411,992

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CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
     Eizo Corp...................................................   132,900 $ 5,107,767
     Elecom Co., Ltd.............................................   137,400   4,610,315
     Elematec Corp...............................................    61,471   1,131,099
#    Enomoto Co., Ltd............................................    30,200     249,517
     Enplas Corp.................................................    63,500   1,799,487
     ESPEC Corp..................................................   166,000   3,279,611
#    Excel Co., Ltd..............................................    56,000     992,694
     Fenwal Controls of Japan, Ltd...............................    21,600     301,253
     Ferrotec Holdings Corp......................................   260,500   2,913,993
# *  FFRI, Inc...................................................    20,500     598,567
#    Fixstars Corp...............................................   115,700   1,528,777
     Focus Systems Corp..........................................     1,900      16,385
     Forval Corp.................................................    52,300     470,005
#    Fronteo, Inc................................................   118,100     535,449
     FTGroup Co., Ltd............................................    67,000     817,428
     Fuji Soft, Inc..............................................    80,000   3,164,337
     Fujitsu Frontech, Ltd.......................................    88,800     847,588
     Fukui Computer Holdings, Inc................................    48,600     977,320
     Furuno Electric Co., Ltd....................................   194,900   1,642,300
     Furuya Metal Co., Ltd.......................................     6,700     290,723
     Future Corp.................................................   150,800   2,520,797
     Future Innovation Group, Inc................................    11,900      34,080
#    Geomatec Co., Ltd...........................................    29,900     198,472
#    GL Sciences, Inc............................................    46,700     723,204
     GMO Cloud K.K...............................................    16,800     632,522
     GMO internet, Inc...........................................   192,900   2,994,081
     GMO Pepabo, Inc.............................................       800      25,598
# *  Gunosy, Inc.................................................    44,800     671,826
     Hagiwara Electric Holdings Co., Ltd.........................    51,100   1,419,510
     Hakuto Co., Ltd.............................................   100,600   1,091,523
     Hibino Corp.................................................    26,300     566,733
     Hioki EE Corp...............................................    69,700   2,515,787
     Hochiki Corp................................................   120,000   1,368,964
#    Hokuriku Electric Industry Co., Ltd.........................    48,200     463,895
     Honda Tsushin Kogyo Co., Ltd................................   113,800     570,160
     Hosiden Corp................................................   423,800   4,054,315
     Ibiden Co., Ltd.............................................   140,378   2,518,569
#    Icom, Inc...................................................    79,000   1,482,172
     ID Holdings Corp............................................    52,100     631,773
#    Ikegami Tsushinki Co., Ltd..................................    40,799     429,686
     Ines Corp...................................................   166,100   2,074,653
     I-Net Corp..................................................    80,390     961,829
     Infocom Corp................................................   188,000   3,615,420
#    Infomart Corp...............................................   769,400  11,194,230
     Information Services International-Dentsu, Ltd..............    90,100   3,095,067
     Innotech Corp...............................................   116,200   1,042,873
     Intelligent Wave, Inc.......................................    33,500     223,353
#    Inter Action Corp...........................................    27,600     476,789
     I-O Data Device, Inc........................................    56,200     599,373
     Iriso Electronics Co., Ltd..................................   154,500   8,040,836
     ISB Corp....................................................    13,700     230,967
     Ishii Hyoki Co., Ltd........................................    31,000     175,238
*    ITbook Holdings Co., Ltd....................................   101,500     324,128
*    Itfor, Inc..................................................   145,300   1,220,206
     Iwatsu Electric Co., Ltd....................................    68,500     493,618
     Japan Aviation Electronics Industry, Ltd....................   382,900   6,195,136
     Japan Cash Machine Co., Ltd.................................   154,800   1,648,573
# *  Japan Display, Inc.......................................... 3,483,900   2,459,652
#    Japan Electronic Materials Corp.............................    51,800     321,139

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CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
     Japan Material Co., Ltd..................................... 481,200 $7,184,770
     Jastec Co., Ltd.............................................  83,900    713,165
     JBCC Holdings, Inc.......................................... 117,800  1,604,888
*    JIG-SAW, Inc................................................  26,700    715,065
     Justsystems Corp............................................ 270,000  7,748,460
     Kaga Electronics Co., Ltd................................... 133,600  2,466,968
     Kanematsu Electronics, Ltd..................................  89,400  2,652,293
     KEL Corp....................................................  27,900    206,190
     Koa Corp.................................................... 163,500  2,258,062
     KSK Co., Ltd................................................   1,500     26,254
#    Kyoden Co., Ltd............................................. 110,000    390,229
     Kyosan Electric Manufacturing Co., Ltd...................... 319,900  1,253,276
     Kyowa Electronic Instruments Co., Ltd....................... 142,900    538,560
#    LAC Co., Ltd................................................ 100,100  1,417,827
     Lasertec Corp............................................... 210,200  9,551,290
     Macnica Fuji Electronics Holdings, Inc...................... 389,750  5,642,531
#    Mamezou Holdings Co., Ltd................................... 124,900  1,238,952
     Marubun Corp................................................ 112,200    653,678
#    Maruwa Co., Ltd.............................................  70,000  3,811,437
#    Maxell Holdings, Ltd........................................ 396,400  6,032,264
     MCJ Co., Ltd................................................ 537,300  3,868,664
#    Megachips Corp.............................................. 112,800  1,513,095
#    Meiko Electronics Co., Ltd.................................. 179,500  3,521,735
# *  Metaps, Inc.................................................  12,800    137,507
     Micronics Japan Co., Ltd.................................... 223,800  1,733,593
#    Mimaki Engineering Co., Ltd................................. 136,300    752,892
     Mimasu Semiconductor Industry Co., Ltd...................... 119,981  1,789,399
     Miraial Co., Ltd............................................  48,000    537,213
#    Miroku Jyoho Service Co., Ltd............................... 140,300  3,782,394
     Mitachi Co., Ltd............................................  17,900    122,147
     Mitsubishi Research Institute, Inc..........................  56,200  1,561,189
     Mitsui High-Tec, Inc........................................ 184,400  2,138,188
     Mutoh Holdings Co., Ltd.....................................  14,600    244,219
     Nagano Keiki Co., Ltd.......................................  96,400    698,052
     Nakayo, Inc.................................................  77,100    969,916
     NEC Networks & System Integration Corp...................... 175,600  4,230,237
#    NF Corp.....................................................  22,500    378,565
     Nichicon Corp............................................... 397,800  3,882,237
# *  Nihon Dempa Kogyo Co., Ltd..................................  73,100    318,139
     Nihon Denkei Co., Ltd.......................................  31,800    410,845
     Nippon Chemi-Con Corp.......................................  83,600  1,707,649
#    Nippon Computer Dynamics Co., Ltd...........................  38,600    342,460
#    Nippon Information Development Co., Ltd.....................  12,600    143,528
#    Nippon Kodoshi Corp.........................................  56,200    797,962
     Nippon Signal Co., Ltd...................................... 372,300  3,458,958
     Nippon Systemware Co., Ltd..................................  55,400  1,092,051
     Nissha Co., Ltd............................................. 253,600  2,952,968
     Nohmi Bosai, Ltd............................................ 167,400  3,023,220
     NSD Co., Ltd................................................ 293,480  7,269,800
     NuFlare Technology, Inc.....................................  35,300  2,192,925
#    Ohara, Inc..................................................  35,900    451,731
#    Ohizumi Manufacturing Co., Ltd..............................  27,100    157,741
#    Okaya Electric Industries Co., Ltd..........................  77,800    257,865
     Oki Electric Industry Co., Ltd.............................. 694,400  8,139,537
     ONO Sokki Co., Ltd..........................................  37,400    206,602
#    Optex Group Co., Ltd........................................ 271,520  4,548,473
#    Oro Co., Ltd................................................   7,900    489,699
     Osaki Electric Co., Ltd..................................... 324,800  2,159,949
#    Oval Corp...................................................  35,600     83,520

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CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
     Paltek Corp.................................................  38,500 $  198,904
     PCI Holdings, Inc...........................................  12,800    274,541
     Poletowin Pitcrew Holdings, Inc............................. 221,100  2,002,058
#    Pro-Ship, Inc...............................................  38,300    408,017
     Rakus Co., Ltd.............................................. 122,500  2,139,556
#    RECOMM Co., Ltd............................................. 404,200    611,696
#    Remixpoint, Inc............................................. 150,200    436,317
     Renesas Easton Co., Ltd..................................... 105,100    391,934
     Restar Holdings Corp........................................ 161,100  2,613,150
     Riken Keiki Co., Ltd........................................ 113,500  2,150,644
     Riso Kagaku Corp............................................ 134,300  2,229,503
     Roland DG Corp.............................................. 104,400  2,258,841
#    Rorze Corp..................................................  74,600  1,758,158
     RS Technologies Co., Ltd....................................  23,400    687,994
     Ryoden Corp................................................. 110,600  1,518,442
     Ryosan Co., Ltd............................................. 187,200  5,049,263
     Ryoyo Electro Corp.......................................... 168,200  2,589,693
#    Saison Information Systems Co., Ltd.........................  23,800    304,491
#    Sakura Internet, Inc........................................ 151,000    733,002
     Samco, Inc..................................................  14,700    120,790
     Sanken Electric Co., Ltd.................................... 193,200  4,153,925
     Sanshin Electronics Co., Ltd................................ 150,100  2,531,951
     Satori Electric Co., Ltd....................................  88,480    793,311
     Saxa Holdings, Inc..........................................  32,600    514,572
     Scala, Inc.................................................. 120,700    982,015
#    Seikoh Giken Co., Ltd.......................................  18,000    413,455
     SEMITEC Corp................................................   5,500    248,764
#    Shibaura Electronics Co., Ltd...............................  58,000  2,078,733
     Shibaura Mechatronics Corp..................................  31,800  1,093,745
# *  SHIFT, Inc..................................................  41,800  2,302,697
     Shindengen Electric Manufacturing Co., Ltd..................  53,700  2,209,691
# *  Shinkawa, Ltd...............................................  88,400    396,985
     Shinko Electric Industries Co., Ltd......................... 566,300  4,997,717
     Shinko Shoji Co., Ltd....................................... 157,100  2,646,871
#    Shirai Electronics Industrial Co., Ltd......................  51,100    158,211
     Shizuki Electric Co., Inc................................... 127,100    709,730
#    Showa Shinku Co., Ltd.......................................  25,400    291,958
     Sigma Koki Co., Ltd.........................................  31,600    381,430
#    Siix Corp................................................... 242,700  3,890,921
     SK-Electronics Co., Ltd.....................................  64,100  1,022,465
#    SMK Corp....................................................  36,599    847,177
#    Softbank Technology Corp....................................  74,000  1,653,705
     Softbrain Co., Ltd.......................................... 111,300    531,096
     Softcreate Holdings Corp....................................  58,200    825,438
     Soliton Systems K.K.........................................  49,000    455,741
# *  So-net Media Networks Corp..................................  14,900    142,459
#    Soshin Electric Co., Ltd....................................  58,400    274,725
#    Sourcenext Corp............................................. 364,000  1,680,740
     SRA Holdings................................................  75,600  1,638,125
#    Sumida Corp................................................. 206,049  3,076,817
     Sun-Wa Technos Corp.........................................  82,000    653,238
#    Suzuki Co., Ltd.............................................  77,300    478,698
#    System Information Co., Ltd.................................  54,800    459,831
     System Research Co., Ltd....................................  13,600    322,604
     Systemsoft Corp............................................. 255,800    230,393
     Systena Corp................................................ 564,200  6,792,187
     Tachibana Eletech Co., Ltd.................................. 129,360  2,019,537
#    Takachiho Koheki Co., Ltd...................................  37,400    321,057
#    TAKEBISHI Corp..............................................  53,100    656,815

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CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
     Tamura Corp.................................................   651,300 $  4,046,106
     Tazmo Co., Ltd..............................................    39,500      319,262
     TDC Soft, Inc...............................................   109,900      851,234
#    TechMatrix Corp.............................................   107,300    1,911,953
#    Techno Horizon Holdings Co., Ltd............................    53,800      189,859
     Tecnos Japan, Inc...........................................   109,700      663,342
     Teikoku Tsushin Kogyo Co., Ltd..............................    53,800      590,399
# *  Terilogy Co., Ltd...........................................     8,800       74,207
#    TESEC Corp..................................................    19,400      232,298
     TKC Corp....................................................   119,000    4,659,487
     Tokyo Electron Device, Ltd..................................    45,600      795,134
     Tokyo Seimitsu Co., Ltd.....................................   315,100    9,152,729
     Tomen Devices Corp..........................................    15,300      328,023
     Topcon Corp.................................................   862,100   10,476,108
#    Torex Semiconductor, Ltd....................................    45,500      533,402
     Toshiba TEC Corp............................................   212,600    5,875,105
     Toukei Computer Co., Ltd....................................    22,710      618,227
     Towa Corp...................................................   169,300    1,408,788
     Toyo Corp...................................................   165,500    1,349,925
#    Tri Chemical Laboratories, Inc..............................    37,100    1,955,945
#    Tsuzuki Denki Co., Ltd......................................    41,500      342,909
     Ulvac, Inc..................................................   361,900   12,191,101
#    UMC Electronics Co., Ltd....................................    51,600      669,400
     Uniden Holdings Corp........................................    44,000      971,677
     UNIRITA, Inc................................................     8,100      117,426
#    UNITED, Inc.................................................    80,100    1,030,214
     V Technology Co., Ltd.......................................    38,600    5,188,729
#    VINX Corp...................................................     9,400       93,574
     Wacom Co., Ltd.............................................. 1,108,900    4,484,181
#    YAC Holdings Co., Ltd.......................................    87,500      683,899
#    Yamaichi Electronics Co., Ltd...............................   153,400    1,746,012
     Yashima Denki Co., Ltd......................................   129,600    1,026,786
#    Yokowo Co., Ltd.............................................   100,000    1,600,442
     Zuken, Inc..................................................   113,200    1,557,166
                                                                            ------------
TOTAL INFORMATION TECHNOLOGY.....................................            482,866,707
                                                                            ------------
MATERIALS -- (9.9%)
     Achilles Corp...............................................   109,000    1,933,163
     ADEKA Corp..................................................   665,700   10,001,126
     Agro-Kanesho Co., Ltd.......................................     1,300       26,514
     Aichi Steel Corp............................................    81,700    2,509,023
     Arakawa Chemical Industries, Ltd............................   132,600    1,788,897
     Araya Industrial Co., Ltd...................................    26,500      374,605
     Asahi Holdings, Inc.........................................   299,850    5,836,776
     Asahi Printing Co., Ltd.....................................    25,700      247,787
     ASAHI YUKIZAI Corp..........................................    98,600    1,597,199
     Asahipen Corp...............................................     2,100       32,844
     Asia Pile Holdings Corp.....................................   220,000    1,196,898
     C Uyemura & Co., Ltd........................................    34,200    2,113,040
     Carlit Holdings Co., Ltd....................................   139,400    1,068,874
     Chuetsu Pulp & Paper Co., Ltd...............................    44,400      560,748
*    Chugai Mining Co., Ltd......................................   652,700      111,562
#    Chugoku Marine Paints, Ltd..................................   478,100    4,527,351
     CI Takiron Corp.............................................   324,200    1,960,082
#    CK-San-Etsu Co., Ltd........................................    21,200      551,879
     Dai Nippon Toryo Co., Ltd...................................   145,500    1,374,960
     Daido Steel Co., Ltd........................................    86,300    3,521,086
#    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................   130,800    1,008,860
     Daiken Corp.................................................    93,900    1,775,023

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CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
MATERIALS -- (Continued)
#   Daiki Aluminium Industry Co., Ltd...........................   202,100 $ 1,179,547
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......    93,400   2,720,579
#   Daio Paper Corp.............................................   290,600   3,364,417
#   DKS Co., Ltd................................................    67,300   2,198,434
    Dowa Holdings Co., Ltd......................................    98,100   3,198,773
    Dynapac Co., Ltd............................................     8,500     113,119
    Fuji Seal International, Inc................................    67,600   2,364,060
    Fujikura Kasei Co., Ltd.....................................   184,200   1,008,303
    Fujimori Kogyo Co., Ltd.....................................   120,900   3,536,556
    Fumakilla, Ltd..............................................    30,301     400,050
    Fuso Chemical Co., Ltd......................................   142,200   2,544,966
    Geostr Corp.................................................   111,400     388,879
    Godo Steel, Ltd.............................................    67,700   1,056,646
    Gun-Ei Chemical Industry Co., Ltd...........................    31,600     778,033
    Hakudo Co., Ltd.............................................    46,300     644,302
    Harima Chemicals Group, Inc.................................   106,100   1,047,665
    Hodogaya Chemical Co., Ltd..................................    44,900   1,233,813
    Hokkan Holdings, Ltd........................................    54,100     895,875
    Hokko Chemical Industry Co., Ltd............................   135,500     638,496
    Hokuetsu Corp............................................... 1,042,799   5,688,458
    Honshu Chemical Industry Co., Ltd...........................    28,200     305,774
    Ise Chemicals Corp..........................................    14,800     453,648
#   Ishihara Chemical Co., Ltd..................................    35,500     553,193
    Ishihara Sangyo Kaisha, Ltd.................................   222,050   2,495,640
    Ishizuka Glass Co., Ltd.....................................    15,400     271,136
    Japan Pure Chemical Co., Ltd................................     1,000      19,994
    JCU Corp....................................................   181,800   3,097,824
    JSP Corp....................................................   102,700   2,154,095
    Kanto Denka Kogyo Co., Ltd..................................   335,900   2,511,793
    Katakura & Co-op Agri Corp..................................    21,500     222,077
#   KeePer Technical Laboratory Co., Ltd........................    51,000     622,221
    KH Neochem Co., Ltd.........................................   230,400   6,730,250
    Kimoto Co., Ltd.............................................   247,400     376,793
    Koatsu Gas Kogyo Co., Ltd...................................   225,193   1,683,427
    Kogi Corp...................................................     5,499      68,370
    Kohsoku Corp................................................    72,200     765,017
    Konishi Co., Ltd............................................   260,700   4,015,894
#   Konoshima Chemical Co., Ltd.................................    39,000     301,068
    Krosaki Harima Corp.........................................    41,200   2,177,341
#   Kumiai Chemical Industry Co., Ltd...........................   697,587   5,122,257
#   Kunimine Industries Co., Ltd................................    38,600     294,734
    Kureha Corp.................................................   141,650   8,479,560
    Kurimoto, Ltd...............................................    67,900     888,058
    Kuriyama Holdings Corp......................................    92,600     774,723
#   Kyoei Steel, Ltd............................................   158,900   2,640,273
    Kyowa Leather Cloth Co., Ltd................................    91,900     648,540
    Lintec Corp.................................................   196,000   4,232,976
    MEC Co., Ltd................................................   131,000   1,405,516
    Mitani Sekisan Co., Ltd.....................................    73,600   2,006,255
    Mitsubishi Paper Mills, Ltd.................................   405,600   2,058,822
    Mitsubishi Steel Manufacturing Co., Ltd.....................    53,500     776,480
#   Mitsui Mining & Smelting Co., Ltd...........................   484,900  12,611,807
    Molitec Steel Co., Ltd......................................    83,100     299,575
    MORESCO Corp................................................    47,800     643,823
    Mory Industries, Inc........................................    39,300     900,803
    Nakayama Steel Works, Ltd...................................   220,200   1,025,889
    Neturen Co., Ltd............................................   261,200   2,246,475
*   New Japan Chemical Co., Ltd.................................   200,600     365,504
    Nicca Chemical Co., Ltd.....................................    49,300     462,927

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
MATERIALS -- (Continued)
    Nichia Steel Works, Ltd.....................................   138,600 $   429,939
#   Nihon Kagaku Sangyo Co., Ltd................................    90,200     872,828
    Nihon Nohyaku Co., Ltd......................................   243,500   1,035,589
    Nihon Parkerizing Co., Ltd..................................   508,500   6,637,877
    Nihon Yamamura Glass Co., Ltd...............................   110,400   1,459,182
    Nippon Carbide Industries Co., Inc..........................    49,300     673,359
    Nippon Chemical Industrial Co., Ltd.........................    42,600     812,209
    Nippon Concrete Industries Co., Ltd.........................   306,600     779,496
    Nippon Denko Co., Ltd.......................................   970,214   2,032,732
    Nippon Fine Chemical Co., Ltd...............................    81,500     968,157
    Nippon Kinzoku Co., Ltd.....................................    27,000     289,379
    Nippon Koshuha Steel Co., Ltd...............................    26,799     127,861
    Nippon Light Metal Holdings Co., Ltd........................ 4,755,800  10,512,940
    Nippon Pillar Packing Co., Ltd..............................   157,500   1,854,728
    Nippon Soda Co., Ltd........................................   193,300   5,341,249
#   Nippon Yakin Kogyo Co., Ltd................................. 1,240,500   2,843,129
    Nitta Gelatin, Inc..........................................   100,500     615,464
    Nittetsu Mining Co., Ltd....................................    43,700   1,682,614
#   Nitto FC Co., Ltd...........................................   126,300     999,911
    Nozawa Corp.................................................    52,500     360,842
    Oat Agrio Co., Ltd..........................................    18,000     273,101
    Okamoto Industries, Inc.....................................    82,600   4,277,500
    Okura Industrial Co., Ltd...................................    60,900   1,009,320
    Osaka Organic Chemical Industry, Ltd........................    98,800   1,006,320
    Osaka Soda Co., Ltd.........................................   108,599   2,625,157
    Osaka Steel Co., Ltd........................................    94,200   1,613,425
#   OSAKA Titanium Technologies Co., Ltd........................   155,500   2,160,034
    Pacific Metals Co., Ltd.....................................   126,799   2,785,979
    Pack Corp. (The)............................................    96,200   3,099,193
#   Rasa Industries, Ltd........................................    46,100     647,862
    Riken Technos Corp..........................................   248,500   1,162,334
    Sakai Chemical Industry Co., Ltd............................   112,100   2,774,916
    Sakata INX Corp.............................................   307,900   2,799,866
    Sanyo Chemical Industries, Ltd..............................    96,300   4,874,098
    Sanyo Special Steel Co., Ltd................................   147,060   2,948,885
    Seiko PMC Corp..............................................    78,600     560,630
    Sekisui Plastics Co., Ltd...................................   179,100   1,334,977
    Shikoku Chemicals Corp......................................   260,000   2,812,577
    Shinagawa Refractories Co., Ltd.............................    44,300   1,323,372
    Shin-Etsu Polymer Co., Ltd..................................   336,500   2,562,191
    Shinko Wire Co., Ltd........................................     4,600      41,181
    SK Kaken Co., Ltd...........................................     1,600     661,295
    Soken Chemical & Engineering Co., Ltd.......................    46,400     657,362
    Stella Chemifa Corp.........................................    82,400   2,288,281
    Sumitomo Bakelite Co., Ltd..................................    36,700   1,432,500
    Sumitomo Osaka Cement Co., Ltd..............................   234,999   9,576,189
    Sumitomo Seika Chemicals Co., Ltd...........................    70,900   2,754,698
#   T Hasegawa Co., Ltd.........................................   194,600   3,144,391
    T&K Toka Co., Ltd...........................................   146,900   1,296,362
    Taisei Lamick Co., Ltd......................................    43,900   1,111,460
    Taiyo Holdings Co., Ltd.....................................   140,400   4,945,526
    Takasago International Corp.................................   104,000   3,163,517
    Takemoto Yohki Co., Ltd.....................................    44,700     563,855
    Taoka Chemical Co., Ltd.....................................     1,600      71,164
    Tayca Corp..................................................   139,300   3,145,041
    Tenma Corp..................................................   129,800   2,412,586
    Toagosei Co., Ltd...........................................   871,100   9,509,470
#   Toda Kogyo Corp.............................................    24,800     496,476
    Toho Acetylene Co., Ltd.....................................    12,700     160,549

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
MATERIALS -- (Continued)
     Toho Chemical Industry Co., Ltd.............................    47,000 $    178,779
     Toho Titanium Co., Ltd......................................   211,900    1,783,068
#    Toho Zinc Co., Ltd..........................................    93,799    2,455,296
     Tohoku Steel Co., Ltd.......................................    16,300      204,192
     Tokushu Tokai Paper Co., Ltd................................    71,058    2,625,730
     Tokuyama Corp...............................................   257,798    6,405,003
     Tokyo Ohka Kogyo Co., Ltd...................................   242,500    7,765,614
     Tokyo Printing Ink Manufacturing Co., Ltd...................    10,200      233,132
#    Tokyo Rope Manufacturing Co., Ltd...........................   100,300      987,621
     Tokyo Steel Manufacturing Co., Ltd..........................   819,300    7,016,341
     Tokyo Tekko Co., Ltd........................................    74,900      829,052
     Tomoegawa Co., Ltd..........................................    33,600      309,712
     Tomoku Co., Ltd.............................................    81,500    1,296,961
     Topy Industries, Ltd........................................   114,200    2,642,834
#    Toyo Gosei Co., Ltd.........................................    32,800      522,466
     Toyo Ink SC Holdings Co., Ltd...............................   275,600    6,603,712
     Toyobo Co., Ltd.............................................   715,200    9,332,148
#    TYK Corp....................................................   183,700      610,498
#    UACJ Corp...................................................   183,541    3,712,641
     Valqua, Ltd.................................................   126,199    2,707,682
#    Vertex Corp.................................................    45,998      446,570
     Wavelock Holdings Co., Ltd..................................    30,900      224,881
     Wood One Co., Ltd...........................................    48,500      473,432
     Yamato Kogyo Co., Ltd.......................................   201,800    5,602,970
     Yodogawa Steel Works, Ltd...................................   154,200    2,942,100
     Yoshicon Co., Ltd...........................................     3,100       32,232
#    Yotai Refractories Co., Ltd.................................   118,000      554,830
     Yushiro Chemical Industry Co., Ltd..........................    73,800      883,112
                                                                            ------------
TOTAL MATERIALS..................................................            355,625,554
                                                                            ------------
REAL ESTATE -- (1.6%)
#    AD Works Co., Ltd........................................... 1,948,800      596,523
     Airport Facilities Co., Ltd.................................   146,470      725,358
     Anabuki Kosan, Inc..........................................     4,600      121,707
     Aoyama Zaisan Networks Co., Ltd.............................    52,600      752,217
     Apaman Co., Ltd.............................................    77,800      526,638
     Arealink Co., Ltd...........................................    28,100      286,899
     B-Lot Co., Ltd..............................................    11,000      169,547
#    Cosmos Initia Co., Ltd......................................    99,600      503,060
     CRE, Inc....................................................    65,900      573,032
     Daibiru Corp................................................   351,200    3,114,439
     Dear Life Co., Ltd..........................................   128,900      489,232
     Goldcrest Co., Ltd..........................................   139,170    1,834,070
#    Good Com Asset Co., Ltd.....................................     6,200       84,554
     Grandy House Corp...........................................   117,800      474,801
     Heiwa Real Estate Co., Ltd..................................   236,600    4,564,082
#    Ichigo, Inc.................................................   860,300    2,778,771
     Intellex Co., Ltd...........................................    30,000      196,817
*    Japan Asset Marketing Co., Ltd.............................. 1,648,500    1,557,783
     Japan Corporate Housing Service, Inc........................    10,500       79,145
     Japan Property Management Center Co., Ltd...................    82,200      668,484
     Kabuki-Za Co., Ltd..........................................    15,600      803,689
     Keihanshin Building Co., Ltd................................   291,800    2,676,173
     Kenedix, Inc................................................ 1,050,600    5,002,904
     Land Business Co., Ltd......................................    11,000       77,483
*    LAND Co., Ltd............................................... 1,824,900      131,656
# *  Leopalace21 Corp............................................ 2,072,900    3,511,401
     Mugen Estate Co., Ltd.......................................    83,200      442,219
#    Nippon Commercial Development Co., Ltd......................    85,500    1,141,421

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                      SHARES      VALUE>>
                                                                    ---------- --------------
REAL ESTATE -- (Continued)
       Nisshin Fudosan Co..........................................    235,100 $      959,154
# *    Prospect Co., Ltd...........................................  3,669,000        591,290
       Raysum Co., Ltd.............................................    103,800        945,376
       SAMTY Co., Ltd..............................................     99,900      1,296,171
       Sankyo Frontier Co., Ltd....................................     23,100        723,356
       Sansei Landic Co., Ltd......................................     40,600        275,805
#      Shinoken Group Co., Ltd.....................................    142,500        923,046
#      Star Mica Co., Ltd..........................................     87,200      1,040,252
       Sun Frontier Fudousan Co., Ltd..............................    246,800      2,525,054
#      Takara Leben Co., Ltd.......................................    667,100      2,074,593
#      Tateru, Inc.................................................    112,500        269,265
       TOC Co., Ltd................................................    401,550      2,510,108
       Tokyo Rakutenchi Co., Ltd...................................     21,100        955,152
#      Tokyo Theatres Co., Inc.....................................     55,299        661,533
       Tosei Corp..................................................    239,800      1,994,259
       Unizo Holdings Co., Ltd.....................................    209,900      3,721,143
       Urbanet Corp. Co., Ltd......................................    114,800        356,467
                                                                               --------------
TOTAL REAL ESTATE..................................................                55,706,129
                                                                               --------------
UTILITIES -- (1.1%)
       EF-ON, Inc..................................................    100,120        752,756
#      eRex Co., Ltd...............................................    249,500      2,280,664
       Hiroshima Gas Co., Ltd......................................    337,400      1,077,947
       Hokkaido Electric Power Co., Inc............................  1,289,300      7,231,167
       Hokkaido Gas Co., Ltd.......................................    103,200      1,323,478
*      Hokuriku Electric Power Co..................................    643,700      4,786,535
#      Hokuriku Gas Co., Ltd.......................................     10,100        268,227
       K&O Energy Group, Inc.......................................    109,300      1,583,928
       Nippon Gas Co., Ltd.........................................    105,000      2,763,334
       Okinawa Electric Power Co., Inc. (The)......................    358,321      5,920,917
# *    RENOVA, Inc.................................................    186,500      1,623,179
       Saibu Gas Co., Ltd..........................................    247,900      5,215,598
       Shizuoka Gas Co., Ltd.......................................    403,600      3,276,716
#      Toell Co., Ltd..............................................     60,800        420,484
       West Holdings Corp..........................................    107,700      1,431,957
                                                                               --------------
TOTAL UTILITIES....................................................                39,956,887
                                                                               --------------
TOTAL COMMON STOCKS................................................             3,473,971,826
                                                                               --------------

                                                                                  VALUE+
                                                                               --------------
SECURITIES LENDING COLLATERAL -- (3.3%)
@ (S)  The DFA Short Term Investment Fund.......................... 10,295,555    119,129,871
                                                                               --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,311,087,347)............................................            $3,593,101,697
                                                                               ==============

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
#   Total or Partial Securities on Loan.
*   Non-Income Producing Securities.
+   See Note B to Financial Statements.
@   Security purchased with cash proceeds from Securities on Loan.
(S) Affiliated Fund.

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                           ------------------------------------------------
                                                            LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                                           ----------   -------------- ------- --------------
Common Stocks
  Communication Services..................................         --   $   98,840,560   --    $   98,840,560
  Consumer Discretionary.................................. $2,622,874      637,669,449   --       640,292,323
  Consumer Staples........................................         --      248,079,953   --       248,079,953
  Energy..................................................         --       39,453,167   --        39,453,167
  Financials..............................................         --      290,707,883   --       290,707,883
  Health Care.............................................         --      176,284,248   --       176,284,248
  Industrials.............................................         --    1,046,158,415   --     1,046,158,415
  Information Technology..................................         --      482,866,707   --       482,866,707
  Materials...............................................         --      355,625,554   --       355,625,554
  Real Estate.............................................         --       55,706,129   --        55,706,129
  Utilities...............................................         --       39,956,887   --        39,956,887
Securities Lending
   Collateral.............................................         --      119,129,871   --       119,129,871
                                                           ----------   --------------   --    --------------
TOTAL..................................................... $2,622,874   $3,590,478,823   --    $3,593,101,697
                                                           ==========   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
COMMON STOCKS -- (95.0%)
AUSTRALIA -- (51.3%)
*    3P Learning, Ltd............................................    93,233 $    70,357
*    88 Energy, Ltd..............................................   604,262       5,965
     A2B Australia, Ltd..........................................   212,947     300,466
     Accent Group, Ltd........................................... 1,949,380   2,220,315
#    Adairs, Ltd.................................................   486,486     643,285
     Adelaide Brighton, Ltd...................................... 2,667,604   8,150,738
#    Ainsworth Game Technology, Ltd..............................   384,348     223,505
# *  Alkane Resources, Ltd....................................... 1,385,657     234,501
     Alliance Aviation Services, Ltd.............................    40,111      73,628
     ALS, Ltd.................................................... 2,248,565  12,604,830
     Altium, Ltd.................................................   688,857  16,462,526
*    Altura Mining, Ltd..........................................    82,065       6,071
#    AMA Group, Ltd.............................................. 1,621,708   1,316,434
# *  Amaysim Australia, Ltd...................................... 1,339,423     622,962
     Ansell, Ltd.................................................   874,039  16,640,182
#    AP Eagers, Ltd..............................................   314,888   1,926,394
     APN Property Group, Ltd.....................................    26,661       8,320
     Apollo Tourism & Leisure, Ltd...............................   131,394      80,432
     Appen, Ltd..................................................   685,679  12,282,560
#    ARB Corp., Ltd..............................................   586,518   7,501,647
     Ardent Leisure Group, Ltd................................... 3,969,602   3,580,038
#    ARQ Group, Ltd..............................................   982,475   1,215,107
*    Asaleo Care, Ltd............................................   554,155     359,487
#    AUB Group, Ltd..............................................   419,285   3,741,971
*    Aurelia Metals, Ltd......................................... 2,048,667   1,077,980
     Ausdrill, Ltd............................................... 3,379,624   3,913,906
     Austal, Ltd................................................. 1,484,908   2,796,646
# *  Australian Agricultural Co., Ltd............................ 3,143,444   2,616,699
     Australian Finance Group, Ltd...............................   677,484     573,381
     Australian Pharmaceutical Industries, Ltd................... 3,189,340   3,239,882
     Australian Vintage, Ltd..................................... 4,317,004   1,475,771
     Auswide Bank, Ltd...........................................   102,961     357,319
#    Automotive Holdings Group, Ltd.............................. 1,525,769   2,584,805
     Aveo Group.................................................. 2,903,443   4,364,903
     AVJennings, Ltd............................................. 7,058,528   2,750,982
*    AVZ Minerals, Ltd...........................................   254,799       7,205
*    Axsesstoday, Ltd............................................    20,251       8,700
#    Baby Bunting Group, Ltd.....................................   318,497     550,474
#    Bank of Queensland, Ltd.....................................   766,622   5,010,344
     Bapcor, Ltd................................................. 1,694,969   6,806,042
*    Base Resources, Ltd.........................................   375,988      70,382
     Beach Energy, Ltd........................................... 6,100,551   9,148,070
#    Bega Cheese, Ltd............................................ 1,467,014   5,243,714
     Bell Financial Group, Ltd...................................   122,493      64,835
# *  Bellamy's Australia, Ltd....................................   602,826   4,584,080
     Berkeley Energia, Ltd.......................................    27,600       6,807
#    Bingo Industries, Ltd.......................................   371,091     441,345
#    Blackmores, Ltd.............................................    97,753   6,373,318
     Bravura Solutions, Ltd......................................   969,689   3,949,836
     Breville Group, Ltd.........................................   830,596  11,257,259
     Brickworks, Ltd.............................................   456,011   5,262,219
*    Bubs Australia, Ltd.........................................   114,559      96,867
*    Buru Energy, Ltd............................................   678,801     121,805
#    BWX, Ltd....................................................   335,452     511,710
*    Byron Energy, Ltd...........................................    41,456       9,209

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
AUSTRALIA -- (Continued)
*    Cann Group, Ltd.............................................     35,345 $    60,340
     Capitol Health, Ltd.........................................  3,495,372     652,351
# *  Cardno, Ltd.................................................  1,127,842     791,683
*    Carnarvon Petroleum, Ltd....................................  5,027,591   1,543,886
     carsales.com, Ltd...........................................  1,702,940  16,178,085
*    Cash Converters International, Ltd..........................  3,582,331     391,242
# *  Catapult Group International, Ltd...........................    384,667     325,733
     Cedar Woods Properties, Ltd.................................    406,549   1,632,986
     Centuria Capital Group......................................    130,290     128,636
*    Champion Iron, Ltd..........................................     21,501      33,702
     Citadel Group, Ltd. (The)...................................     83,353     404,343
     City Chic Collective, Ltd...................................     75,568      86,645
#    Class, Ltd..................................................    376,569     462,512
#    Clean Seas Seafood, Ltd.....................................     87,730      59,710
# *  Clean TeQ Holdings, Ltd.....................................     86,928      19,035
     Cleanaway Waste Management, Ltd............................. 10,528,922  16,719,843
     Clinuvel Pharmaceuticals, Ltd...............................     34,474     582,041
     Clover Corp., Ltd...........................................    305,525     475,027
     Codan, Ltd..................................................    642,673   1,474,022
#    Collection House, Ltd.......................................  2,180,326   2,014,800
     Collins Foods, Ltd..........................................    816,595   4,293,367
# *  Cooper Energy, Ltd.......................................... 10,067,389   3,830,163
#    Corporate Travel Management, Ltd............................    545,523  10,264,542
     Costa Group Holdings, Ltd...................................  1,857,144   7,434,160
#    Credit Corp. Group, Ltd.....................................    560,652   9,432,978
*    CSG, Ltd....................................................  1,608,459     203,872
     CSR, Ltd....................................................  3,957,955   9,942,775
*    CuDeco, Ltd.................................................    387,893      12,059
*    Dacian Gold, Ltd............................................     68,612      95,347
     Data#3, Ltd.................................................    821,486   1,031,771
     Decmil Group, Ltd...........................................    591,286     394,211
#    Dicker Data, Ltd............................................    193,123     576,003
#    Domain Holdings Australia, Ltd..............................  1,651,808   3,148,600
#    Domino's Pizza Enterprises, Ltd.............................    166,271   5,040,230
     Downer EDI, Ltd.............................................  2,028,028  11,072,805
     DuluxGroup, Ltd.............................................  2,924,888  20,107,769
     DWS, Ltd....................................................    514,109     369,797
#    Eclipx Group, Ltd...........................................  2,757,791   1,974,564
     Elders, Ltd.................................................    987,192   4,207,399
*    Electro Optic Systems Holdings, Ltd.........................    456,109     888,471
#    Emeco Holdings, Ltd.........................................    251,980     370,040
# *  EML Payments, Ltd...........................................    436,776     604,101
# *  Energy World Corp., Ltd.....................................     87,518       4,867
#    EQT Holdings, Ltd...........................................     93,813   1,806,437
     ERM Power, Ltd..............................................  1,065,441   1,309,832
     Estia Health, Ltd...........................................  1,409,903   2,873,477
     Euroz, Ltd..................................................    101,762      88,881
     EVENT Hospitality and Entertainment, Ltd....................    544,188   5,027,704
# *  FAR, Ltd....................................................  8,256,005     325,371
*    FBR, Ltd....................................................    188,610      10,399
#    Finbar Group, Ltd...........................................    203,868     121,302
     Fleetwood Corp., Ltd........................................    338,355     464,335
     FlexiGroup, Ltd.............................................  1,878,458   1,850,100
#    Freedom Foods Group, Ltd....................................     69,806     255,528
#    G8 Education, Ltd...........................................  2,932,110   6,306,108
# *  Galaxy Resources, Ltd.......................................  2,797,281   2,886,862
#    GBST Holdings, Ltd..........................................    178,479     320,087
#    Genworth Mortgage Insurance Australia, Ltd..................  1,921,522   3,240,687
# *  Gold Road Resources, Ltd....................................  3,490,958   2,305,439

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
AUSTRALIA -- (Continued)
     GR Engineering Services, Ltd................................    55,230 $    38,560
     GrainCorp, Ltd., Class A.................................... 1,833,496  11,627,510
     Grange Resources, Ltd.......................................   449,866      84,222
     GUD Holdings, Ltd...........................................   959,446   7,995,049
     GWA Group, Ltd.............................................. 1,988,370   4,722,468
     Hansen Technologies, Ltd.................................... 1,182,313   2,511,065
     Healius, Ltd................................................ 3,214,850   7,067,349
#    Healthscope, Ltd............................................ 5,420,705   9,365,533
     Helloworld Travel, Ltd......................................    37,164     115,635
# *  Highfield Resources, Ltd....................................   160,730      90,189
*    Hills, Ltd..................................................    95,956      10,150
*    Horizon Oil, Ltd............................................   714,889      60,233
#    HT&E, Ltd................................................... 1,761,318   2,148,756
#    HUB24, Ltd..................................................    22,060     233,452
     IDP Education, Ltd..........................................   583,182   6,417,685
     Iluka Resources, Ltd........................................   763,938   4,661,704
*    Image Resources NL..........................................   243,336      33,473
     Imdex, Ltd.................................................. 2,184,909   1,602,846
#    IMF Bentham, Ltd............................................ 2,010,160   3,917,733
# *  Immutep, Ltd................................................ 1,409,121      27,864
*    ImpediMed, Ltd..............................................   115,197      21,188
#    Independence Group NL....................................... 3,525,457  11,114,293
#    Infigen Energy.............................................. 5,283,489   1,715,259
     Infomedia, Ltd.............................................. 2,700,601   3,409,682
#    Inghams Group, Ltd.......................................... 1,624,090   5,096,359
     Integral Diagnostics, Ltd...................................     1,449       3,130
#    Integrated Research, Ltd....................................   555,701     973,359
#    InvoCare, Ltd...............................................   975,382  10,524,258
     ioneer, Ltd.................................................   290,821      40,084
#    IOOF Holdings, Ltd.......................................... 2,254,189  10,318,717
     IPH, Ltd....................................................   932,331   4,690,392
     IRESS, Ltd.................................................. 1,095,248  11,070,199
# *  iSelect, Ltd................................................    96,851      40,982
     iSentia Group, Ltd.......................................... 1,014,066     154,025
     IVE Group, Ltd..............................................   502,966     773,023
#    Japara Healthcare, Ltd...................................... 1,713,716   1,861,054
#    JB Hi-Fi, Ltd...............................................   862,756  15,680,993
     Jumbo Interactive, Ltd......................................   208,843   2,534,790
#    Jupiter Mines, Ltd.......................................... 1,388,004     347,848
     K&S Corp., Ltd..............................................   197,087     243,656
# *  Karoon Energy, Ltd.......................................... 1,714,597   1,155,406
*    Kingsgate Consolidated, Ltd................................. 1,797,365     336,408
#    Kogan.com, Ltd..............................................   203,396     805,309
     Lifestyle Communities, Ltd..................................    96,718     355,359
     Link Administration Holdings, Ltd...........................   271,150   1,454,436
#    Lovisa Holdings, Ltd........................................   104,858     745,899
# *  Lynas Corp., Ltd............................................ 4,538,007   6,336,815
     MACA, Ltd...................................................   705,456     512,523
*    Macmahon Holdings, Ltd...................................... 4,688,396     645,566
*    Mastermyne Group, Ltd.......................................    17,500      10,608
     MaxiTRANS Industries, Ltd...................................   872,413     197,057
*    Mayne Pharma Group, Ltd..................................... 9,688,305   4,788,545
#    McMillan Shakespeare, Ltd...................................   461,967   4,320,551
     McPherson's, Ltd............................................   470,863     398,195
*    Medusa Mining, Ltd..........................................   155,314      43,811
# *  Mesoblast, Ltd..............................................   585,984     678,788
# *  Metals X, Ltd............................................... 3,061,840     605,459
#    Metcash, Ltd................................................ 7,684,060  15,548,215
#    Michael Hill International, Ltd............................. 1,490,263     677,050

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
AUSTRALIA -- (Continued)
#    Michael Hill International, Ltd.............................     94,305 $    42,574
     Midway, Ltd.................................................      3,757       9,486
*    Millennium Minerals, Ltd....................................  1,328,072     140,596
*    Mincor Resources NL.........................................    952,401     302,270
     Mineral Resources, Ltd......................................  1,194,671  13,141,851
*    MMA Offshore, Ltd...........................................  4,729,196     583,107
#    MNF Group, Ltd..............................................    194,514     610,016
     Moelis Australia, Ltd.......................................     19,541      57,929
     Monadelphous Group, Ltd.....................................    726,646   9,704,084
#    Monash IVF Group, Ltd.......................................    841,142     637,277
#    Money3 Corp., Ltd...........................................    764,767   1,052,869
#    Mortgage Choice, Ltd........................................    793,228     475,565
     Motorcycle Holdings, Ltd....................................     19,615      20,488
     Mount Gibson Iron, Ltd......................................  4,351,406   3,668,560
*    Myanmar Metals, Ltd.........................................    825,831      46,137
# *  Myer Holdings, Ltd..........................................  2,931,633   1,470,582
     MyState, Ltd................................................    488,761   1,452,093
     Navigator Global Investments, Ltd...........................    948,747   2,683,263
#    Navitas, Ltd................................................  1,792,167   7,310,037
#    Neometals, Ltd..............................................    626,513      97,214
# *  NetComm Wireless, Ltd.......................................    180,398     138,430
     Netwealth Group, Ltd........................................      9,090      60,990
     New Hope Corp., Ltd.........................................  1,721,130   3,269,044
# *  NEXTDC, Ltd.................................................  1,141,663   5,145,080
     nib holdings, Ltd...........................................  3,369,261  13,658,663
#    Nick Scali, Ltd.............................................    352,697   1,573,045
#    Nine Entertainment Co. Holdings, Ltd........................ 11,745,187  14,477,785
     NRW Holdings, Ltd...........................................  2,249,086   4,661,322
#    Nufarm, Ltd.................................................  1,894,118   6,767,686
#    OFX Group, Ltd..............................................  1,746,689   1,885,284
     OM Holdings, Ltd............................................    342,290     246,430
*    OneMarket, Ltd..............................................    112,823      64,353
*    Onevue Holdings, Ltd........................................    857,257     290,492
     oOh!media, Ltd..............................................  1,178,418   3,136,252
*    Orocobre, Ltd...............................................     23,186      54,585
     Orora, Ltd..................................................  6,055,609  12,939,752
     Ovato, Ltd..................................................  2,421,092     126,584
     OZ Minerals, Ltd............................................  2,477,965  17,448,010
#    Pacific Current Group, Ltd..................................    193,128     643,859
     Pacific Energy, Ltd.........................................     33,400      15,083
     Pacific Smiles Group, Ltd...................................    256,946     231,854
     Pact Group Holdings, Ltd....................................  1,622,656   3,009,506
*    Paladin Energy, Ltd.........................................    576,526      52,916
*    Panoramic Resources, Ltd....................................  3,017,715     895,686
# *  Pantoro, Ltd................................................    506,265      80,352
#    Paragon Care, Ltd...........................................    834,834     258,954
     Peet, Ltd...................................................    805,682     576,811
     Pendal Group, Ltd...........................................  1,960,399  12,626,707
#    Perpetual, Ltd..............................................    353,370  10,201,748
# *  Perseus Mining, Ltd.........................................  6,569,858   2,090,698
#    Pioneer Credit, Ltd.........................................    166,590     296,073
#    Platinum Asset Management, Ltd..............................  1,861,171   6,540,764
# *  Praemium, Ltd...............................................  1,152,591     362,010
     Premier Investments, Ltd....................................    829,371   9,985,023
*    Prime Media Group, Ltd......................................     62,765      12,153
#    Pro Medicus, Ltd............................................    243,898   3,520,985
     PWR Holdings, Ltd...........................................    113,712     315,271
     QMS Media, Ltd..............................................    416,148     208,331
     Qube Holdings, Ltd..........................................  2,733,942   5,457,226

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
AUSTRALIA -- (Continued)
*    Ramelius Resources, Ltd.....................................  3,194,151 $ 1,691,436
     Reckon, Ltd.................................................    446,073     221,563
*    Red 5, Ltd..................................................    682,020      50,564
*    Red River Resources, Ltd....................................    614,980      99,971
*    Redbubble, Ltd..............................................     30,966      20,567
     Reece, Ltd..................................................    900,041   6,551,365
     Regis Healthcare, Ltd.......................................  1,336,461   3,188,102
     Regis Resources, Ltd........................................  3,349,243  11,331,219
     Reject Shop, Ltd. (The).....................................    107,368     177,938
#    Reliance Worldwide Corp., Ltd...............................  2,522,061   8,678,289
     Resolute Mining, Ltd........................................  6,407,325   5,124,930
     Rhipe, Ltd..................................................    171,838     294,480
     Ridley Corp., Ltd...........................................  1,837,627   1,785,780
*    RPMGlobal Holdings, Ltd.....................................     52,065      22,060
     Ruralco Holdings, Ltd.......................................    241,336     743,595
     RXP Services, Ltd...........................................    364,327     111,697
     Salmat, Ltd.................................................    645,788     255,321
     Sandfire Resources NL.......................................  1,360,365   6,766,477
*    Saracen Mineral Holdings, Ltd...............................  6,775,200  13,364,005
#    SeaLink Travel Group, Ltd...................................    182,139     514,945
     Select Harvests, Ltd........................................    657,942   2,971,491
*    Senex Energy, Ltd........................................... 12,561,041   3,141,385
#    Servcorp, Ltd...............................................    343,996     747,851
     Service Stream, Ltd.........................................  2,182,851   3,632,954
     Seven Group Holdings, Ltd...................................    216,937   2,999,762
*    Seven West Media, Ltd.......................................  4,952,693   1,976,573
     SG Fleet Group, Ltd.........................................    355,767     614,819
*    Sheffield Resources, Ltd....................................    142,244      52,609
     Shriro Holdings, Ltd........................................    105,523      48,653
     Sigma Healthcare, Ltd.......................................  3,411,098   1,261,590
# *  Silver Lake Resources, Ltd..................................  2,737,039   1,523,144
#    Sims Metal Management, Ltd..................................  1,382,214  10,067,792
     SmartGroup Corp., Ltd.......................................    525,097   3,142,056
     Southern Cross Media Group, Ltd.............................  3,928,938   3,490,062
#    Spark Infrastructure Group..................................  9,801,431  15,635,284
#    SpeedCast International, Ltd................................  1,939,251   5,304,219
     SRG Global, Ltd.............................................    268,763      66,285
     St Barbara, Ltd.............................................  3,784,439   8,549,016
     Stanmore Coal, Ltd..........................................     11,342      10,568
     Steadfast Group, Ltd........................................  5,773,132  13,879,219
*    Strike Energy, Ltd..........................................  1,969,468      88,835
#    Sundance Energy Australia, Ltd..............................  2,937,895     966,724
     Sunland Group, Ltd..........................................  1,211,896   1,372,936
#    Super Retail Group, Ltd.....................................  1,111,568   6,789,416
# *  Superloop, Ltd..............................................    466,251     556,261
# *  Syrah Resources, Ltd........................................  1,509,884   1,184,330
     Tassal Group, Ltd...........................................  1,469,560   5,307,012
     Technology One, Ltd.........................................  1,774,751  11,006,789
# *  Thorn Group, Ltd............................................    744,756     230,965
*    Tiger Resources, Ltd........................................  9,447,997          73
     Tribune Resources, Ltd......................................      3,093       9,378
*    Troy Resources, Ltd.........................................    372,547      22,144
#    Villa World, Ltd............................................    907,350   1,435,160
# *  Village Roadshow, Ltd.......................................    968,676   2,455,560
# *  Virgin Australia Holdings, Ltd.............................. 11,131,924   1,410,807
     Virtus Health, Ltd..........................................    578,909   1,621,331
     Vita Group, Ltd.............................................    374,497     454,873
*    Vocus Group, Ltd............................................  3,878,951  10,685,734
     Webjet, Ltd.................................................    897,139  10,661,960

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
AUSTRALIA -- (Continued)
     Webster, Ltd................................................     78,767 $     84,252
     Western Areas, Ltd..........................................  2,043,870    3,265,895
# *  Westgold Resources, Ltd.....................................  1,773,640    1,858,151
     WPP AUNZ, Ltd...............................................  1,716,960      671,060
     Xenith IP Group, Ltd........................................      9,607       14,499
                                                                             ------------
TOTAL AUSTRALIA..................................................             916,133,621
                                                                             ------------
CANADA -- (0.0%)
*    Great Panther Mining, Ltd...................................    443,915      390,998
                                                                             ------------
CHINA -- (0.2%)
     APT Satellite Holdings, Ltd.................................  2,938,500    1,320,107
     China Flavors & Fragrances Co., Ltd.........................  1,601,028      453,507
#    China Goldjoy Group, Ltd.................................... 14,128,000      568,192
*    China Medical & HealthCare Group, Ltd....................... 39,706,800      912,106
     Nanfang Communication Holdings, Ltd.........................    332,000      189,744
*    Strong Petrochemical Holdings, Ltd..........................    234,000       12,207
     Xinghua Port Holdings, Ltd..................................  1,173,750      178,562
                                                                             ------------
TOTAL CHINA......................................................               3,634,425
                                                                             ------------
HONG KONG -- (27.3%)
     Aeon Credit Service Asia Co., Ltd...........................    752,000      750,030
     Aeon Stores Hong Kong Co., Ltd..............................    248,000      132,220
#    Agritrade Resources, Ltd.................................... 26,140,000    4,258,643
     Alco Holdings, Ltd..........................................  1,100,000      104,942
     Allied Group, Ltd...........................................    661,200    3,725,805
     Allied Properties HK, Ltd................................... 12,731,857    2,923,194
     Alltronics Holdings, Ltd....................................  2,500,600      289,279
#    APAC Resources, Ltd.........................................  3,586,513      516,792
# *  Applied Development Holdings, Ltd........................... 14,125,000      698,241
     Arts Optical International Hldgs, Ltd.......................    730,000      170,529
     Asia Financial Holdings, Ltd................................  2,404,908    1,461,964
*    Asia Investment Finance Group, Ltd.......................... 15,652,000      114,074
     Asia Satellite Telecommunications Holdings, Ltd.............    934,500      795,792
     Asia Standard Hotel Group, Ltd.............................. 32,411,654    1,612,101
#    Asia Standard International Group, Ltd...................... 13,222,917    2,699,282
#    Asiasec Properties, Ltd.....................................  1,542,000      531,513
     Associated International Hotels, Ltd........................    952,000    2,791,511
*    Auto Italia Holdings........................................  1,900,000       16,000
     Automated Systems Holdings, Ltd.............................    404,400       53,677
*    BeijingWest Industries International, Ltd...................  1,277,600      131,964
     Best Food Holding Co., Ltd..................................    996,000      135,402
*    Bison Finance Group, Ltd....................................    788,000      115,319
     BOCOM International Holdings Co., Ltd.......................    146,000       29,642
#    BOE Varitronix, Ltd.........................................  3,234,293      973,745
*    Bonjour Holdings, Ltd....................................... 14,578,600      373,902
     Bossini International Holdings, Ltd.........................    287,500        9,898
#    Bright Smart Securities & Commodities Group, Ltd............  6,830,000    1,579,233
*    Brightoil Petroleum Holdings, Ltd...........................  9,102,000    1,740,389
*    Brockman Mining, Ltd........................................ 22,810,814      502,601
*    Burwill Holdings, Ltd....................................... 36,586,960      648,709
     Cafe de Coral Holdings, Ltd.................................  3,082,000    7,593,325
#    Camsing International Holding, Ltd..........................  3,218,000    3,424,134
*    Cash Financial Services Group, Ltd..........................  1,836,000       15,942
     Century City International Holdings, Ltd....................  6,871,460      613,773
     CGN Mining Co., Ltd.........................................  4,855,000      241,770
*    Champion Technology Holdings, Ltd...........................  2,131,743       56,123
     Chen Hsong Holdings.........................................  1,212,000      458,749

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ----------- ----------
HONG KONG -- (Continued)
     Cheuk Nang Holdings, Ltd....................................     679,350 $  367,355
     Chevalier International Holdings, Ltd.......................     820,989  1,287,343
*    China Baoli Technologies Holdings, Ltd......................   1,147,500     30,643
*    China Best Group Holding, Ltd...............................   4,250,000    104,177
*    China Chuanglian Education Financial Group, Ltd.............   2,164,000     14,289
     China Display Optoelectronics Technology Holdings, Ltd......   5,256,000    510,329
*    China Energy Development Holdings, Ltd......................  56,266,000  1,221,186
*    China Fortune Financial Group, Ltd..........................     612,000      4,987
*    China LNG Group, Ltd........................................   1,134,001    151,936
*    China Ludao Technology Co., Ltd.............................     580,000     94,169
     China Motor Bus Co., Ltd....................................      60,600    792,030
#    China New Higher Education Group Ltd........................     477,000    213,301
*    China Shandong Hi-Speed Financial Group, Ltd................   9,144,000    417,171
*    China Solar Energy Holdings, Ltd............................   1,669,500      7,183
#    China Star Entertainment, Ltd...............................   9,500,000    703,137
# *  China Strategic Holdings, Ltd...............................  79,596,250    809,264
*    China Ting Group Holdings, Ltd..............................   2,565,151     96,633
*    China Tonghai International Financial, Ltd..................   1,300,000     96,261
     Chinese Estates Holdings, Ltd...............................   3,152,000  3,290,536
*    Chinlink International Holdings, Ltd........................     909,800    110,405
     Chinney Investments, Ltd....................................   1,180,000    416,951
     Chong Hing Bank, Ltd........................................     196,000    371,234
     Chow Sang Sang Holdings International, Ltd..................   2,454,000  4,077,962
     CHTC Fong's International Co., Ltd..........................      42,000      4,769
     Chuang's China Investments, Ltd.............................   8,571,407    558,149
     Chuang's Consortium International, Ltd......................   7,399,043  1,687,515
     CITIC Telecom International Holdings, Ltd...................  12,913,125  5,351,095
#    CK Life Sciences Intl Holdings, Inc.........................  23,450,000  1,362,257
*    CMIC Ocean En-Tech Holding Co., Ltd.........................   3,163,000    167,327
*    CMMB Vision Holdings, Ltd...................................   9,204,000     94,973
     CNQC International Holdings, Ltd............................   4,480,000    907,979
     CNT Group, Ltd..............................................   8,303,264    367,855
# *  Common Splendor International Health Industry Group, Ltd....  14,974,000  1,012,427
     Continental Holdings, Ltd...................................     450,000      5,708
#    Convenience Retail Asia, Ltd................................     142,000     72,439
# *  Convoy Global Holdings, Ltd.................................  38,622,000    154,098
# *  Cosmopolitan International Holdings, Ltd....................   4,146,000    802,096
#    Cowell e Holdings, Inc......................................   5,499,000  1,246,698
*    CP Lotus Corp...............................................  11,880,000    110,436
     Crocodile Garments..........................................   2,196,000    203,836
     Cross-Harbour Holdings, Ltd. (The)..........................   1,539,645  2,159,121
     CSI Properties, Ltd.........................................  47,326,383  2,655,388
*    CST Group, Ltd.............................................. 140,296,000    429,215
     CW Group Holdings, Ltd......................................   1,361,500     15,030
     Dah Sing Banking Group, Ltd.................................   4,065,516  7,780,523
     Dah Sing Financial Holdings, Ltd............................   1,713,344  9,000,121
     Dickson Concepts International, Ltd.........................   1,495,000    806,166
*    Digital Domain Holdings, Ltd................................  33,130,000    516,676
# *  Dingyi Group Investment, Ltd................................   1,915,000    131,946
*    DTXS Silk Road Investment Holdings Co., Ltd.................      42,000     20,511
     Dynamic Holdings, Ltd.......................................      70,000     70,127
     Eagle Nice International Holdings, Ltd......................   2,192,000    823,664
     EcoGreen International Group, Ltd...........................   1,994,640    417,610
*    eForce Holdings, Ltd........................................   8,360,000    195,526
     Emperor Capital Group, Ltd..................................  32,445,000  1,512,819
     Emperor Entertainment Hotel, Ltd............................   5,040,000  1,079,650
#    Emperor International Holdings, Ltd.........................  10,008,753  2,991,141
     Emperor Watch & Jewellery, Ltd..............................  34,640,000  1,056,015
*    Energy International Investments Holdings, Ltd..............     680,000     13,097

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES      VALUE>>
                                                                  ----------- -----------
HONG KONG -- (Continued)
*    ENM Holdings, Ltd...........................................  16,656,000 $ 1,891,796
*    EPI Holdings, Ltd...........................................   1,005,000      15,439
# *  Esprit Holdings, Ltd........................................  17,811,150   3,615,272
*    Eternity Investment, Ltd....................................     820,000      18,817
     Fairwood Holdings, Ltd......................................     871,100   3,048,168
     Far East Consortium International, Ltd......................  10,816,130   5,107,005
*    Far East Holdings International, Ltd........................   1,911,000      95,058
# *  FIH Mobile, Ltd.............................................  28,627,000   4,278,935
     First Pacific Co., Ltd......................................  14,280,000   5,922,492
*    First Shanghai Investments, Ltd.............................   7,496,000     555,277
     Fountain SET Holdings, Ltd..................................   6,628,000   1,164,012
     Four Seas Mercantile Holdings, Ltd..........................     610,000     268,548
     Freeman Fintech Corp, Ltd...................................  18,264,000     793,828
     Future Bright Holdings, Ltd.................................   3,288,000     230,819
     Get Nice Financial Group, Ltd...............................   2,090,600     261,516
     Get Nice Holdings, Ltd......................................  56,380,000   2,013,389
     Giordano International, Ltd.................................  13,576,000   6,459,639
#    Global Brands Group Holding, Ltd............................   7,156,599     875,454
     Glorious Sun Enterprises, Ltd...............................   4,328,000     502,703
     Gold Peak Industries Holdings, Ltd..........................   3,029,642     309,810
     Golden Resources Development International, Ltd.............   3,150,500     244,967
# *  Gold-Finance Holdings, Ltd..................................   9,580,000     191,727
# *  Good Resources Holdings, Ltd................................   9,720,000     201,144
#    Goodbaby International Holdings, Ltd........................   6,505,000   1,847,167
*    GR Properties, Ltd..........................................   2,204,000     375,364
     Great Eagle Holdings, Ltd...................................     736,248   3,469,732
# *  Great Harvest Maeta Group Holdings, Ltd.....................     130,000      29,501
*    Greater Bay Area Investments Group Holdings, Ltd............  18,640,000      23,761
*    Greenheart Group, Ltd.......................................   1,069,400      65,525
*    Greentech Technology International, Ltd.....................   6,240,000      50,830
*    G-Resources Group, Ltd...................................... 244,593,600   2,343,232
     Guangnan Holdings, Ltd......................................   2,363,600     310,313
#    Guotai Junan International Holdings, Ltd....................  35,903,797   7,247,040
#    Haitong International Securities Group, Ltd.................  20,886,400   7,576,666
     Hanison Construction Holdings, Ltd..........................   2,405,649     414,230
*    Hao Tian Development Group, Ltd.............................  19,412,400     529,869
     Harbour Centre Development, Ltd.............................     935,500   1,717,497
     HKBN, Ltd...................................................   6,569,500  11,764,776
*    HKBridge Financial Holdings, Ltd............................     103,000       8,674
     HKR International, Ltd......................................   7,066,969   3,890,131
     Hon Kwok Land Investment Co., Ltd...........................     388,800     203,118
     Hong Kong Ferry Holdings Co., Ltd...........................     866,300     979,753
*    Hong Kong Finance Investment Holding Group, Ltd.............   7,208,000     836,820
#    Hong Kong International Construction Investment Management
       Group Co., Ltd............................................   2,892,000   1,094,907
     Hong Kong Shanghai Alliance Holdings, Ltd...................   1,248,002     100,190
# *  Hong Kong Television Network, Ltd...........................   4,801,751   2,131,551
     Hongkong & Shanghai Hotels, Ltd. (The)......................   3,635,345   5,322,900
     Hongkong Chinese, Ltd.......................................   5,038,000     750,812
     Honma Golf, Ltd.............................................     973,500     970,574
     Hop Hing Group Holdings, Ltd................................  13,596,000     260,419
     Hopewell Holdings, Ltd......................................   3,604,500  17,827,682
# *  Hsin Chong Group Holdings, Ltd..............................  10,243,403     457,015
#    Huarong International Financial Holdings, Ltd...............     732,000      57,970
     Hung Hing Printing Group, Ltd...............................   3,040,000     527,076
     Hutchison Telecommunications Hong Kong Holdings, Ltd........  14,106,000   5,974,282
     I-CABLE Communications, Ltd.................................   4,080,000      54,043
     IGG, Inc....................................................  12,149,000  15,403,135
*    Imagi International Holdings, Ltd...........................   2,590,300     727,593

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
HONG KONG -- (Continued)
     International Housewares Retail Co., Ltd....................  1,459,000 $   383,178
     IPE Group, Ltd..............................................  3,345,000     413,753
*    IRC, Ltd.................................................... 16,960,266     383,325
     IT, Ltd.....................................................  5,154,532   2,499,989
#    ITC Properties Group, Ltd...................................  6,476,100   1,601,384
#    Jacobson Pharma Corp., Ltd..................................  2,284,000     431,545
     Johnson Electric Holdings, Ltd..............................  2,746,492   6,465,844
     Kader Holdings Co., Ltd.....................................    788,000      88,369
     Kam Hing International Holdings, Ltd........................  1,830,000     140,970
     Karrie International Holdings, Ltd..........................  2,278,000     340,120
     Keck Seng Investments.......................................    912,600     604,749
     Kerry Logistics Network, Ltd................................  3,322,500   5,928,318
     Kin Yat Holdings, Ltd.......................................    242,000      48,398
     Kingmaker Footwear Holdings, Ltd............................  2,248,955     472,434
     Kowloon Development Co., Ltd................................  2,995,000   4,072,734
*    Kwan On Holdings, Ltd.......................................  2,340,000     211,472
     Kwoon Chung Bus Holdings, Ltd...............................     44,000      23,622
#    Lai Sun Development Co., Ltd................................  2,010,008   3,145,647
     Lai Sun Garment International, Ltd..........................    677,602   1,007,979
     Lam Soon Hong Kong, Ltd.....................................    302,310     610,216
*    Landing International Development, Ltd......................  2,674,000     854,655
     Landsea Green Group Co., Ltd................................  2,892,000     362,052
     Langham Hospitality Investments and Langham Hospitality
       Investments, Ltd..........................................  1,202,000     491,807
# *  Lerthai Group, Ltd..........................................     40,000      42,231
*    Leyou Technologies Holdings, Ltd............................     45,000      12,913
     Li & Fung, Ltd..............................................  6,380,000   1,060,054
     Lifestyle International Holdings, Ltd.......................  2,950,500   5,142,237
     Lippo China Resources, Ltd.................................. 20,922,000     481,370
     Lippo, Ltd..................................................  1,161,700     466,055
     Liu Chong Hing Investment, Ltd..............................  1,401,200   2,439,325
     L'Occitane International SA.................................  2,071,750   3,722,962
#    Luk Fook Holdings International, Ltd........................  3,863,000  13,841,104
     Luks Group Vietnam Holdings Co., Ltd........................    514,913     123,549
     Lung Kee Bermuda Holdings...................................  1,577,875     687,933
#    Macau Legend Development, Ltd............................... 18,092,000   2,906,625
     Magnificent Hotel Investment, Ltd........................... 13,170,000     320,520
*    Magnus Concordia Group, Ltd.................................  8,740,000     210,240
#    Man Wah Holdings, Ltd....................................... 15,486,000   7,967,307
# *  Mason Group Holdings, Ltd................................... 90,933,399   1,483,950
     Master Glory Group, Ltd.....................................     19,743         831
     Master Glory Group, Ltd.....................................    953,238      40,099
     Matrix Holdings, Ltd........................................  1,067,414     462,080
*    Maxnerva Technology Services, Ltd...........................    982,000      89,260
#    Mega Expo Holdings, Ltd.....................................    870,000     491,618
*    Mei Ah Entertainment Group, Ltd.............................  1,080,000      37,157
# *  Meilleure Health International Industry Group, Ltd..........  2,190,000     309,743
     Melbourne Enterprises, Ltd..................................     39,500   1,200,739
     Melco International Development, Ltd........................    138,000     339,108
#    Microport Scientific Corp...................................  3,994,000   3,763,798
     Midland Holdings, Ltd.......................................  3,801,897     830,079
     Million Hope Industries Holdings, Ltd.......................    962,259      89,543
     Ming Fai International Holdings, Ltd........................  2,148,000     309,612
#    Miramar Hotel & Investment..................................  1,081,000   2,271,702
     Modern Dental Group, Ltd....................................  2,546,000     438,238
# *  Mongolian Mining Corp....................................... 21,104,000     396,182
     NagaCorp., Ltd..............................................  3,750,000   4,815,564
     Nameson Holdings, Ltd.......................................  7,900,000     714,029
     Nanyang Holdings, Ltd.......................................    133,500   1,037,046

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
HONG KONG -- (Continued)
     National Electronics Hldgs..................................  2,668,600 $  421,437
*    National United Resources Holdings, Ltd..................... 18,280,000     61,983
*    Neo-Neon Holdings, Ltd......................................  2,625,500    221,086
*    New Century Group Hong Kong, Ltd............................ 13,351,464    216,003
*    NEW Concepts Holdings, Ltd..................................  1,012,000    180,120
*    New Sports Group, Ltd.......................................  3,081,000    196,907
*    New Times Energy Corp., Ltd................................. 10,056,600    129,567
# *  NewOcean Energy Holdings, Ltd............................... 10,596,000  2,919,792
*    Newtree Group Holdings, Ltd.................................  9,054,000    634,404
*    Nimble Holdings Co., Ltd....................................  1,002,000    103,995
*    OCI International Holdings, Ltd.............................     56,000      9,983
#    OP Financial, Ltd...........................................  8,140,000  2,584,049
*    Orange Sky Golden Harvest Entertainment Holdings, Ltd....... 10,874,706    408,747
     Oriental Watch Holdings.....................................  3,372,800    998,232
#    Oshidori International Holdings, Ltd........................ 15,482,400  2,453,527
*    Pacific Andes International Holdings, Ltd................... 19,435,067     67,882
#    Pacific Basin Shipping, Ltd................................. 33,384,000  6,859,125
     Pacific Textiles Holdings, Ltd..............................  8,124,000  6,874,223
     Pak Fah Yeow International, Ltd.............................      5,000      1,882
     Paliburg Holdings, Ltd......................................  3,180,830  1,306,868
*    Paradise Entertainment, Ltd.................................  3,652,000    581,913
     PC Partner Group, Ltd.......................................  2,502,000    687,818
     Pegasus International Holdings, Ltd.........................    172,000     20,262
     Perfect Shape Medical, Ltd..................................  3,908,000  1,221,624
#    Pico Far East Holdings, Ltd.................................  5,886,000  2,164,901
     Playmates Holdings, Ltd.....................................  7,082,000  1,046,366
     Playmates Toys, Ltd.........................................  6,288,000    577,344
     Plover Bay Technologies, Ltd................................  2,192,000    355,654
#    Pokfulam Development Co.....................................    234,000    524,223
     Polytec Asset Holdings, Ltd................................. 13,298,026  1,899,344
*    PT International Development Co., Ltd.......................  3,553,150    240,021
     Public Financial Holdings, Ltd..............................  3,124,000  1,366,220
*    PYI Corp., Ltd.............................................. 30,759,973    459,145
*    Rare Earth Magnesium Technology Group Holdings, Ltd.........  7,480,000    212,806
# *  Realord Group Holdings, Ltd.................................  3,514,000  2,141,091
     Regal Hotels International Holdings, Ltd....................  2,977,800  1,864,844
*    Regent Pacific Group, Ltd................................... 10,370,000    331,128
#    Regina Miracle International Holdings, Ltd..................  2,217,000  1,778,672
#    Sa Sa International Holdings, Ltd........................... 14,969,522  5,082,577
     Safety Godown Co., Ltd......................................    400,000    798,299
     SAS Dragon Holdings, Ltd....................................  2,182,000    718,086
#    SEA Holdings, Ltd...........................................  1,683,523  2,150,180
     Shenwan Hongyuan HK, Ltd....................................  4,291,250  1,002,774
     Shun Ho Property Investments, Ltd...........................  1,254,757    456,965
     Shun Tak Holdings, Ltd...................................... 13,633,419  6,073,759
# *  Shunten International Holdings, Ltd.........................  9,192,000    545,996
*    Silver Base Group Holdings, Ltd.............................  6,728,515    217,913
*    Sincere Watch Hong Kong, Ltd................................  4,450,000     81,792
     Sing Tao News Corp., Ltd....................................  1,974,000    254,358
     Singamas Container Holdings, Ltd............................ 12,548,000  2,223,759
     SIS International Holdings..................................     34,000     17,441
     SITC International Holdings Co., Ltd........................  4,366,000  4,647,896
#    Sitoy Group Holdings, Ltd...................................  2,487,000    582,646
     SmarTone Telecommunications Holdings, Ltd...................  4,266,981  4,446,989
*    SOCAM Development, Ltd......................................  1,448,170    359,824
# *  Solartech International Holdings, Ltd....................... 14,860,000    144,374
*    Solomon Systech International, Ltd.......................... 11,998,000    367,361
     Soundwill Holdings, Ltd.....................................    645,500    966,584
     Sounth China Financial Holding, Ltd.........................     98,000      8,521

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
HONG KONG -- (Continued)
*    South China Holdings Co., Ltd............................... 17,774,503 $   481,990
*    South Shore Holdings, Ltd...................................    156,750       6,496
     Stella International Holdings, Ltd..........................  2,268,000   4,024,481
     Stelux Holdings International, Ltd..........................    847,400      23,919
*    Success Universe Group, Ltd.................................  6,716,000     223,140
# *  Summit Ascent Holdings, Ltd.................................  8,864,000   1,842,218
     Sun Hing Vision Group Holdings, Ltd.........................    358,000     131,637
     Sun Hung Kai & Co., Ltd.....................................  5,148,429   2,567,618
     SUNeVision Holdings, Ltd....................................  1,115,000     951,840
*    Synergy Group Holdings International, Ltd...................    652,000      78,188
     TAI Cheung Holdings, Ltd....................................  2,170,000   2,299,197
     Tai Sang Land Development, Ltd..............................    798,910     551,859
#    Tai United Holdings, Ltd....................................    670,000      47,781
*    Talent Property Group, Ltd.................................. 14,355,000     114,499
#    Tan Chong International, Ltd................................  1,176,000     375,871
#    Tao Heung Holdings, Ltd.....................................  1,468,000     286,452
     Television Broadcasts, Ltd..................................  2,851,600   5,602,391
*    Termbray Industries International Holdings, Ltd.............  1,876,900      93,462
     Tern Properties Co., Ltd....................................      7,200       4,054
     Texwinca Holdings, Ltd......................................  7,156,000   2,844,809
*    TFG International Group, Ltd................................  1,376,000      41,051
*    Theme International Holdings, Ltd...........................  3,620,000      53,641
     Tian Teck Land, Ltd.........................................  1,024,000   1,139,776
     TK Group Holdings, Ltd......................................  1,208,000     815,696
# *  TOM Group, Ltd..............................................  1,146,000     267,661
# *  Town Health International Medical Group, Ltd................  5,764,157     506,994
     Tradelink Electronic Commerce, Ltd..........................  5,738,000   1,039,043
     Transport International Holdings, Ltd.......................  1,455,464   4,443,966
*    Trinity, Ltd................................................  8,046,000     389,968
     Tsui Wah Holdings, Ltd......................................  4,630,000     496,103
     Union Medical Healthcare, Ltd...............................  1,726,097   1,198,281
#    United Laboratories International Holdings, Ltd. (The)......  6,898,000   4,039,304
*    Universal Technologies Holdings, Ltd........................  7,410,000     219,086
*    Up Energy Development Group, Ltd............................  3,929,000      12,120
*    Value Convergence Holdings, Ltd.............................  8,372,000     757,706
     Value Partners Group, Ltd...................................  8,223,000   6,197,904
     Vanke Property Overseas, Ltd................................     49,000      31,285
     Vantage International Holdings, Ltd.........................  3,160,000     290,524
     Vedan International Holdings, Ltd...........................  3,576,000     351,613
     Victory City International Holdings, Ltd.................... 56,303,490     652,814
     Vitasoy International Holdings, Ltd.........................  2,209,000  11,122,740
#    VPower Group International Holdings, Ltd....................  1,330,000     480,216
#    VSTECS Holdings, Ltd........................................  7,381,600   4,041,797
     VTech Holdings, Ltd.........................................  1,289,400  11,780,847
     Wai Kee Holdings, Ltd.......................................  7,224,738   4,902,866
*    Wan Kei Group Holdings, Ltd.................................    655,000      61,020
     Wang On Group, Ltd.......................................... 36,500,000     413,877
# *  We Solutions, Ltd...........................................  8,436,000     487,677
     Win Hanverky Holdings, Ltd..................................  3,310,000     417,466
     Winfull Group Holdings, Ltd.................................  9,512,000     129,739
     Wing On Co. International, Ltd..............................    759,000   2,587,981
     Wing Tai Properties, Ltd....................................  2,165,331   1,644,545
*    Wonderful Sky Financial Group Holdings, Ltd.................  1,386,000     226,309
     Wong's International Holdings, Ltd..........................     91,641      40,410
     Yangtzekiang Garment, Ltd...................................    388,500     188,543
*    Yat Sing Holdings, Ltd......................................  1,385,000      28,082
     YGM Trading, Ltd............................................    447,000     422,636
     YT Realty Group, Ltd........................................  3,450,008   1,030,072
     YTO Express Holdings, Ltd...................................    144,000      61,097

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
HONG KONG -- (Continued)
# *  Yunfeng Financial Group, Ltd................................   280,000 $    176,445
                                                                            ------------
TOTAL HONG KONG..................................................            486,812,105
                                                                            ------------
NEW ZEALAND -- (6.4%)
     Abano Healthcare Group, Ltd.................................    49,184      149,875
     Air New Zealand, Ltd........................................   351,578      629,599
#    Arvida Group, Ltd...........................................   513,989      446,522
*    CBL Corp., Ltd..............................................    47,180       18,730
     Chorus, Ltd................................................. 2,976,900   11,914,380
#    Colonial Motor Co., Ltd. (The)..............................   144,588      813,824
#    Comvita, Ltd................................................    25,647       71,248
     EBOS Group, Ltd.............................................   417,915    5,978,867
     Freightways, Ltd............................................   983,165    5,588,374
     Genesis Energy, Ltd......................................... 2,280,215    4,653,787
#    Gentrack Group, Ltd.........................................    71,302      261,898
     Hallenstein Glasson Holdings, Ltd...........................   294,639      970,321
     Heartland Group Holdings, Ltd............................... 1,549,847    1,606,596
     Infratil, Ltd............................................... 4,020,366   11,652,402
     Investore Property, Ltd.....................................   195,946      214,574
#    Kathmandu Holdings, Ltd.....................................   858,047    1,347,377
     Mainfreight, Ltd............................................   459,650   10,749,200
     Metlifecare, Ltd............................................   947,577    3,131,116
#    Metro Performance Glass, Ltd................................    76,447       21,445
#    Millennium & Copthorne Hotels New Zealand, Ltd..............   395,725      746,090
     NEW Zealand King Salmon Investments, Ltd....................    13,526       26,832
     New Zealand Refining Co., Ltd. (The)........................   776,279    1,079,049
     NZME, Ltd...................................................    16,366        6,005
     NZME, Ltd...................................................   945,851      346,810
#    NZX, Ltd.................................................... 1,162,123      783,656
     Oceania Healthcare, Ltd.....................................   481,603      344,496
*    Pacific Edge, Ltd...........................................   442,720       80,294
     PGG Wrightson, Ltd.......................................... 1,130,027      399,753
     Port of Tauranga, Ltd.......................................   736,789    2,904,707
*    Pushpay Holdings, Ltd.......................................   616,231    1,557,230
     Restaurant Brands New Zealand, Ltd..........................   153,540      872,831
*    Rubicon, Ltd................................................ 1,442,620      187,231
     Sanford, Ltd................................................   394,979    1,799,980
#    Scales Corp., Ltd...........................................   316,974    1,053,892
     Scott Technology, Ltd.......................................    45,734       74,924
*    Serko, Ltd..................................................    24,873       60,800
#    Skellerup Holdings, Ltd.....................................   743,486    1,087,350
     SKY Network Television, Ltd.................................   378,345      308,737
     SKYCITY Entertainment Group, Ltd............................ 4,719,639   12,861,540
#    Steel & Tube Holdings, Ltd..................................   438,720      363,310
     Summerset Group Holdings, Ltd............................... 1,308,982    4,906,759
*    Synlait Milk, Ltd...........................................   324,748    2,294,122
     Tourism Holdings, Ltd.......................................   563,982    1,522,417
# *  TOWER, Ltd.................................................. 2,065,565    1,074,816
     Trade Me Group, Ltd......................................... 2,239,106    9,621,049
#    Trustpower, Ltd.............................................   235,886    1,094,397
#    Turners Automotive Group, Ltd...............................    17,908       28,723
     Vector, Ltd.................................................   922,764    2,261,382
#    Vista Group International, Ltd..............................   185,207      623,797
#    Warehouse Group, Ltd. (The).................................   303,126      433,035
     Z Energy, Ltd...............................................   623,171    2,634,850
                                                                            ------------
TOTAL NEW ZEALAND................................................            113,660,999
                                                                            ------------

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
SINGAPORE -- (9.8%)
*    Abterra, Ltd................................................    230,320 $    1,236
     Accordia Golf Trust.........................................  4,271,400  1,901,381
#    AEM Holdings, Ltd...........................................  1,805,200  1,515,915
     Amara Holdings, Ltd.........................................    974,800    358,308
#    Ascendas India Trust........................................  3,944,200  3,770,291
*    ASL Marine Holdings, Ltd....................................     28,850      1,337
     Avarga, Ltd.................................................  3,076,900    532,136
*    Baker Technology, Ltd.......................................    289,580    114,216
     Banyan Tree Holdings, Ltd...................................  1,193,800    500,555
#    Best World International, Ltd...............................  2,911,550  3,467,915
#    Bonvests Holdings, Ltd......................................    950,000    907,388
     Boustead Singapore, Ltd.....................................  1,898,536  1,123,912
#    BreadTalk Group, Ltd........................................  2,058,300  1,279,109
#    Bukit Sembawang Estates, Ltd................................  1,192,003  4,994,393
#    Bund Center Investment, Ltd.................................    659,825    288,900
#    Centurion Corp., Ltd........................................  1,404,600    449,606
#    China Aviation Oil Singapore Corp., Ltd.....................  2,658,299  2,684,249
#    China Sunsine Chemical Holdings, Ltd........................  1,897,200  1,621,708
#    Chip Eng Seng Corp., Ltd....................................  3,974,600  2,323,509
     Chuan Hup Holdings, Ltd.....................................  3,800,000  1,020,591
#    CITIC Envirotech, Ltd.......................................  1,980,800    582,343
     Civmec, Ltd.................................................    162,700     43,055
# *  COSCO Shipping International Singapore Co., Ltd.............  8,001,500  2,093,739
# *  Creative Technology, Ltd....................................    452,700  1,400,476
#    CSE Global, Ltd.............................................  4,172,800  1,611,374
*    Del Monte Pacific, Ltd......................................  2,449,764    245,126
     Delfi, Ltd..................................................    788,500    783,882
#    Delong Holdings, Ltd........................................    148,300    666,331
     Duty Free International, Ltd................................    720,700    102,938
*    Dyna-Mac Holdings, Ltd......................................  2,007,300    154,747
     Elec & Eltek International Co., Ltd.........................    163,500    225,211
     EnGro Corp., Ltd............................................    151,400     91,285
# *  Ezion Holdings, Ltd......................................... 44,905,878  1,419,714
# *  Ezra Holdings, Ltd.......................................... 12,922,168     98,125
     Far East Orchard, Ltd.......................................  1,180,903  1,103,455
#    First Resources, Ltd........................................  5,081,700  6,836,379
     First Sponsor Group, Ltd....................................    484,728    456,796
     Food Empire Holdings, Ltd...................................  1,418,200    568,191
#    Fragrance Group, Ltd........................................  6,077,000    598,165
     Frencken Group, Ltd.........................................  1,066,300    518,519
     Fu Yu Corp., Ltd............................................  2,653,800    419,841
*    Gallant Venture, Ltd........................................  5,118,600    480,650
#    Geo Energy Resources, Ltd...................................  3,932,300    506,394
     GK Goh Holdings, Ltd........................................  1,484,065    927,580
#    GL, Ltd.....................................................  3,457,800  2,021,500
     Golden Agri-Resources, Ltd.................................. 29,343,400  6,239,048
#    Golden Energy & Resources, Ltd..............................    603,700    104,402
     GP Industries, Ltd..........................................  2,540,709  1,083,075
#    GuocoLand, Ltd..............................................  1,679,514  2,408,860
#    Halcyon Agri Corp., Ltd.....................................  1,718,048    656,817
#    Hanwell Holdings, Ltd.......................................  1,888,219    361,440
     Haw Par Corp., Ltd..........................................    254,300  2,711,697
#    Health Management International, Ltd........................  1,813,630    714,244
#    Hiap Hoe, Ltd...............................................    498,000    313,351
#    Hi-P International, Ltd.....................................  1,239,900  1,334,064
     Ho Bee Land, Ltd............................................  1,630,100  3,057,566
     Hong Fok Corp., Ltd.........................................  3,489,094  2,274,150
*    Hong Leong Asia, Ltd........................................  1,866,400    768,852
#    Hong Leong Finance, Ltd.....................................    652,600  1,334,469

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
SINGAPORE -- (Continued)
     Hotel Grand Central, Ltd....................................  1,626,983 $1,645,441
     Hour Glass, Ltd. (The)......................................  1,814,832  1,047,175
#    Hutchison Port Holdings Trust............................... 14,817,100  3,480,670
#    Hwa Hong Corp., Ltd.........................................  2,123,500    483,125
# *  Hyflux, Ltd.................................................  3,707,700     93,806
#    iFAST Corp., Ltd............................................    910,700    749,571
#    Indofood Agri Resources, Ltd................................  3,609,300    743,660
     Isetan Singapore, Ltd.......................................    119,000    273,658
#    Japfa, Ltd..................................................  4,050,200  1,909,124
#    Keppel Infrastructure Trust................................. 15,573,346  5,438,992
# *  Keppel Telecommunications & Transportation, Ltd.............  1,369,300  1,922,920
     Koh Brothers Group, Ltd.....................................  1,432,000    258,700
#    KSH Holdings, Ltd...........................................  1,278,300    498,652
#    Lian Beng Group, Ltd........................................  2,710,300  1,046,157
     Low Keng Huat Singapore, Ltd................................    912,900    369,390
     Lum Chang Holdings, Ltd.....................................  1,094,030    285,823
#    Mandarin Oriental International, Ltd........................  1,299,100  2,508,062
*    Marco Polo Marine, Ltd......................................  3,322,500     41,555
#    Memtech International, Ltd..................................    214,100    165,588
     Metro Holdings, Ltd.........................................  2,884,792  2,185,776
     Mewah International, Inc....................................     89,000     18,298
# *  Midas Holdings, Ltd.........................................  9,643,353    255,246
# *  mm2 Asia, Ltd...............................................  2,962,400    600,271
     Nera Telecommunications, Ltd................................  1,143,400    260,473
     NetLink NBN Trust...........................................    650,100    396,828
     New Toyo International Holdings, Ltd........................  1,066,600    176,858
     NSL, Ltd....................................................    409,900    352,439
#    OUE, Ltd....................................................  2,192,100  2,837,803
#    Oxley Holdings, Ltd.........................................  7,224,975  1,722,610
*    Pacc Offshore Services Holdings, Ltd........................  1,132,900    150,800
#    Pan-United Corp., Ltd.......................................  2,435,750    572,554
#    Penguin International, Ltd..................................    446,032    147,383
     Perennial Real Estate Holdings, Ltd.........................    167,100     81,700
#    Q&M Dental Group Singapore, Ltd.............................  2,206,500    770,549
#    QAF, Ltd....................................................  1,552,380    959,200
# *  Raffles Education Corp., Ltd................................  5,429,723    367,853
#    Raffles Medical Group, Ltd..................................  7,251,456  5,759,280
#    RHT Health Trust............................................  3,131,500     41,420
#    Riverstone Holdings, Ltd....................................  1,315,500    995,233
#    Roxy-Pacific Holdings, Ltd..................................    505,740    146,959
     SBS Transit, Ltd............................................    902,200  2,674,304
*    Sembcorp Marine, Ltd........................................  1,008,100  1,267,301
     Sheng Siong Group, Ltd......................................  5,350,000  4,052,477
     SHS Holdings, Ltd...........................................  2,175,300    301,283
#    SIA Engineering Co., Ltd....................................  1,174,900  2,161,242
#    SIIC Environment Holdings, Ltd..............................  4,986,920  1,138,657
#    Sinarmas Land, Ltd..........................................  6,897,100  1,318,877
#    Sing Holdings, Ltd..........................................  1,668,000    489,811
     Sing Investments & Finance, Ltd.............................    328,475    360,305
     Singapore Post, Ltd......................................... 11,080,000  8,470,151
#    Singapore Press Holdings, Ltd...............................    674,600  1,246,793
     Singapore Reinsurance Corp., Ltd............................  1,514,530    328,406
     Singapore Shipping Corp., Ltd...............................  1,640,700    344,106
     Singapura Finance, Ltd......................................     60,124     42,229
# *  Sino Grandness Food Industry Group, Ltd.....................  4,412,635    159,223
     Stamford Land Corp., Ltd....................................  3,297,700  1,187,063
#    StarHub, Ltd................................................  5,764,100  6,573,269
     Straco Corp., Ltd...........................................    130,000     76,522
#    Sunningdale Tech, Ltd.......................................  1,184,660  1,168,373

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                     SHARES      VALUE>>
                                                                    --------- --------------
SINGAPORE -- (Continued)
*      SunVic Chemical Holdings, Ltd...............................   526,945 $        8,523
# *    Swiber Holdings, Ltd........................................ 2,895,250         43,426
# *    Thomson Medical Group, Ltd.................................. 4,294,500        237,045
       Tuan Sing Holdings, Ltd..................................... 5,018,266      1,438,882
#      UMS Holdings, Ltd........................................... 3,967,175      2,133,530
#      United Engineers, Ltd....................................... 3,318,328      6,174,569
       United Industrial Corp., Ltd................................    93,169        216,999
#      United Overseas Insurance, Ltd..............................   181,850        958,552
       UOB-Kay Hian Holdings, Ltd.................................. 2,086,021      1,949,513
#      Valuetronics Holdings, Ltd.................................. 3,369,750      1,697,310
*      Vibrant Group, Ltd.......................................... 1,771,125        178,227
       Vicom, Ltd..................................................   119,500        597,492
       Wee Hur Holdings, Ltd....................................... 2,769,000        458,018
       Wing Tai Holdings, Ltd...................................... 4,029,267      6,080,561
       Yeo Hiap Seng, Ltd..........................................   223,731        162,178
# *    Yongnam Holdings, Ltd....................................... 2,817,300        370,199
       Zhongmin Baihui Retail Group, Ltd...........................    26,900         14,042
                                                                              --------------
TOTAL SINGAPORE....................................................              174,015,566
                                                                              --------------
TOTAL COMMON STOCKS................................................            1,694,647,714
                                                                              --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*      Amaysim Australia, Ltd. Rights 03/25/19.....................   536,086              0
                                                                              --------------
HONG KONG -- (0.0%)
*      I-Cable Communications, Ltd. Rights 05/24/19................ 3,060,000          1,560
                                                                              --------------
SINGAPORE -- (0.0%)
# *    Ezion Holdings, Ltd. Warrants 04/16/23...................... 5,659,201              0
                                                                              --------------
TOTAL RIGHTS/WARRANTS..............................................                    1,560
                                                                              --------------
TOTAL INVESTMENT SECURITIES........................................            1,694,649,274
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (5.0%)
@ (S)  The DFA Short Term Investment Fund.......................... 7,783,244     90,059,920
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,759,922,077)............................................           $1,784,709,194
                                                                              ==============
CP     Certificate Participation...................................
SA     Special Assessment..........................................

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*   Non-Income Producing Securities.
#   Total or Partial Securities on Loan.
@   Security purchased with cash proceeds from Securities on Loan.
(S) Affiliated Fund.

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------
                                              LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              --------   -------------- ------- --------------
Common Stocks
   Australia.................................       --   $  916,133,621   --    $  916,133,621
   Canada.................................... $390,998               --   --           390,998
   China.....................................       --   $    3,634,425   --    $    3,634,425
   Hong Kong................................. $321,561      486,490,544   --       486,812,105
   New Zealand...............................       --      113,660,999   --       113,660,999
   Singapore.................................   14,042      174,001,524   --       174,015,566
Rights/Warrants
   Hong Kong.................................       --            1,560   --             1,560
Securities Lending Collateral................       --       90,059,920   --        90,059,920
                                              --------   --------------   --    --------------
TOTAL........................................ $726,601   $1,783,982,593   --    $1,784,709,194
                                              ========   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
COMMON STOCKS -- (99.2%)
COMMUNICATION SERVICES -- (6.4%)
    4imprint Group P.L.C........................................   120,437 $  4,207,120
    Ascential P.L.C.............................................   661,937    3,080,875
    Auto Trader Group P.L.C..................................... 4,801,178   35,492,046
    Bloomsbury Publishing P.L.C.................................   140,804      436,254
    Centaur Media P.L.C.........................................   537,905      365,313
    Cineworld Group P.L.C....................................... 5,201,644   21,585,272
    Daily Mail & General Trust P.L.C............................   952,797    8,173,034
    Entertainment One, Ltd...................................... 2,492,334   15,523,642
    Euromoney Institutional Investor P.L.C......................   650,007   10,422,149
*   Frontier Developments PLC...................................     3,416       43,631
    Future P.L.C................................................    58,536      647,051
    Gamma Communications P.L.C..................................    10,029      144,322
    Huntsworth P.L.C............................................ 1,049,610    1,220,926
    Inmarsat P.L.C.............................................. 2,400,987   17,116,231
    ITE Group P.L.C............................................. 4,483,302    4,257,410
    KCOM Group P.L.C............................................ 3,365,144    4,294,541
    Kin & Carta P.L.C...........................................   972,688    1,385,031
    Reach P.L.C................................................. 1,819,647    1,753,692
    Rightmove P.L.C............................................. 1,959,819   13,858,080
    STV Group P.L.C.............................................     4,868       23,825
#   TalkTalk Telecom Group P.L.C................................ 3,686,790    5,973,441
    Tarsus Group P.L.C..........................................   244,568    1,006,290
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            151,010,176
                                                                           ------------
CONSUMER DISCRETIONARY -- (21.4%)
    888 Holdings P.L.C.......................................... 1,648,130    3,108,627
    AA P.L.C.................................................... 3,904,659    3,780,341
*   ASOS P.L.C..................................................    13,101      671,820
    B&M European Value Retail SA................................ 5,334,358   27,500,076
    BCA Marketplace P.L.C....................................... 1,766,162    4,754,668
    Bellway P.L.C...............................................   860,052   34,924,504
*   Boohoo Group P.L.C.......................................... 3,046,795    9,798,095
    Bovis Homes Group P.L.C..................................... 1,262,993   18,311,818
    Card Factory P.L.C.......................................... 1,978,052    5,293,639
*   Carpetright P.L.C...........................................   406,341      167,590
    Connect Group P.L.C......................................... 1,268,381      637,845
    Countryside Properties P.L.C................................ 2,491,284   11,035,149
    Crest Nicholson Holdings P.L.C.............................. 1,346,209    6,767,030
#   Debenhams P.L.C............................................. 6,862,458      163,760
    DFS Furniture P.L.C......................................... 1,080,912    3,546,055
    Dignity P.L.C...............................................   333,551    3,100,251
    Dixons Carphone P.L.C....................................... 5,718,379   10,840,985
    Domino's Pizza Group P.L.C.................................. 3,552,860   12,425,385
    Dunelm Group P.L.C..........................................   713,609    7,963,498
*   EI Group P.L.C.............................................. 3,877,460   10,754,642
*   Findel P.L.C................................................   246,067      552,686
    Fuller Smith & Turner P.L.C., Class A.......................   140,561    2,113,966
*   GAME Digital P.L.C..........................................    15,397        5,690
    Games Workshop Group P.L.C..................................   223,955   12,166,421
    Gocompare.Com Group P.L.C................................... 1,864,523    2,141,778
    Greene King P.L.C........................................... 2,728,082   22,847,410
    Greggs P.L.C................................................   734,900   17,259,023
    GVC Holdings P.L.C..........................................   942,838    8,045,664
    Gym Group P.L.C. (The)......................................   725,657    2,176,316

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
CONSUMER DISCRETIONARY -- (Continued)
     Halfords Group P.L.C........................................  1,391,797 $  4,245,867
     Headlam Group P.L.C.........................................    476,333    2,668,056
     Henry Boot P.L.C............................................    478,544    1,751,933
     Hollywood Bowl Group P.L.C..................................    163,205      510,104
     Hostelworld Group P.L.C.....................................    226,453      732,847
     Inchcape P.L.C..............................................  2,863,449   22,988,943
     J D Wetherspoon P.L.C.......................................    522,819    9,331,963
     JD Sports Fashion P.L.C.....................................  2,029,276   16,681,031
     John Menzies P.L.C..........................................    528,218    3,376,908
*    JPJ Group P.L.C.............................................    396,416    3,684,544
     Lookers P.L.C...............................................  1,995,121    2,356,322
     Marston's P.L.C.............................................  4,559,734    6,052,409
     McCarthy & Stone P.L.C......................................  2,354,144    3,929,887
     Merlin Entertainments P.L.C.................................  4,473,988   21,395,018
     Millennium & Copthorne Hotels P.L.C.........................  1,670,579    9,728,091
*    Mitchells & Butlers P.L.C...................................  1,629,024    5,432,197
     MJ Gleeson P.L.C............................................    201,540    2,195,293
     Moneysupermarket.com Group P.L.C............................  3,912,801   18,585,395
*    Mothercare P.L.C............................................  1,543,280      407,468
     Motorpoint group P.L.C......................................     44,038      105,797
#    N Brown Group P.L.C.........................................  1,128,966    1,591,400
*    Ocado Group P.L.C...........................................    481,905    8,579,046
#    On the Beach Group P.L.C....................................    763,275    4,554,489
#    Pendragon P.L.C.............................................  7,772,229    2,329,152
     Pets at Home Group P.L.C....................................  2,578,831    5,104,345
     Photo-Me International P.L.C................................  1,513,993    1,799,981
     Playtech P.L.C..............................................  1,580,065    9,035,413
     Rank Group P.L.C............................................    874,026    1,825,012
     Redrow P.L.C................................................  1,760,115   14,167,628
     Restaurant Group P.L.C. (The)...............................  3,143,360    5,911,749
     Revolution Bars Group P.L.C.................................     17,764       16,225
*    Sportech P.L.C..............................................    408,363      164,896
*    Sports Direct International P.L.C...........................  1,385,516    5,387,982
     SSP Group P.L.C.............................................  2,923,877   26,576,348
     Superdry P.L.C..............................................    287,961    1,941,934
     Ted Baker P.L.C.............................................    196,229    4,126,061
     Telford Homes P.L.C.........................................    122,435      445,760
# *  Thomas Cook Group P.L.C.....................................  8,571,929    2,988,161
     Topps Tiles P.L.C...........................................    925,429      909,613
     Vitec Group P.L.C. (The)....................................    188,614    2,854,021
     WH Smith P.L.C..............................................    718,011   19,209,836
     William Hill P.L.C..........................................  5,449,085   11,446,922
                                                                             ------------
TOTAL CONSUMER DISCRETIONARY.....................................             509,980,779
                                                                             ------------
CONSUMER STAPLES -- (5.2%)
     A.G. Barr P.L.C.............................................    735,919    8,170,651
     Anglo-Eastern Plantations P.L.C.............................    107,628      740,364
     Britvic P.L.C...............................................  1,760,993   21,022,606
     Carr's Group P.L.C..........................................    349,511      668,460
     Cranswick P.L.C.............................................    343,025   12,979,793
     Devro P.L.C.................................................  1,052,919    2,730,854
     Fevertree Drinks P.L.C......................................    414,912   17,059,779
     Greencore Group P.L.C.......................................  3,518,843   10,556,249
     Hilton Food Group P.L.C.....................................    214,700    2,849,834
#    Majestic Wine P.L.C.........................................    109,075      365,968
     McBride P.L.C...............................................  1,141,195    1,598,425
     McBride P.L.C............................................... 17,117,925       22,322
     McColl's Retail Group P.L.C.................................     60,390       67,598
*    Premier Foods P.L.C.........................................  4,896,591    2,262,516

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
CONSUMER STAPLES -- (Continued)
     PZ Cussons P.L.C............................................  1,712,581 $  4,582,037
*    REA Holdings P.L.C..........................................     50,639      125,857
     Stock Spirits Group P.L.C...................................  1,064,915    3,127,048
     Tate & Lyle P.L.C...........................................  3,470,820   34,787,259
                                                                             ------------
TOTAL CONSUMER STAPLES...........................................             123,717,620
                                                                             ------------
ENERGY -- (4.3%)
*    Amerisur Resources P.L.C....................................  1,006,443      168,755
     Anglo Pacific Group P.L.C...................................    858,448    2,389,911
*    Cairn Energy P.L.C..........................................  4,861,884   10,847,230
     Diversified Gas & Oil P.L.C.................................    185,255      298,720
*    EnQuest P.L.C............................................... 11,246,628    3,136,841
*    Genel Energy P.L.C..........................................    529,589    1,593,243
*    Gulf Keystone Petroleum, Ltd................................  1,366,284    4,531,365
*    Gulf Marine Services P.L.C..................................    125,859       20,135
     Hunting P.L.C...............................................  1,246,189    9,577,278
*    Hurricane Energy P.L.C......................................  1,136,879      694,986
     John Wood Group P.L.C.......................................  3,091,313   18,952,064
*    Lamprell P.L.C..............................................  1,219,262    1,053,473
*    Nostrum Oil & Gas P.L.C.....................................    184,064      224,967
*    Ophir Energy P.L.C..........................................  4,489,031    3,323,384
# *  Pantheon Resources P.L.C....................................    379,233      105,646
     Petrofac, Ltd...............................................  1,736,856   10,026,953
*    Premier Oil P.L.C...........................................  5,111,162    6,628,066
*    Rockhopper Exploration P.L.C................................     95,701       30,017
*    Savannah Petroleum P.L.C....................................     28,000        7,841
     Soco International P.L.C....................................  1,265,317    1,242,193
     Tullow Oil P.L.C............................................  9,672,607   28,361,260
                                                                             ------------
TOTAL ENERGY.....................................................             103,214,328
                                                                             ------------
FINANCIALS -- (13.8%)
#    Arrow Global Group P.L.C....................................  1,078,018    2,710,611
     Ashmore Group P.L.C.........................................  2,500,969   15,005,817
     Bank of Georgia Group P.L.C.................................    259,716    5,829,074
     Beazley P.L.C...............................................  3,039,405   22,902,309
     Brewin Dolphin Holdings P.L.C...............................  1,971,669    8,434,730
     Burford Capital, Ltd........................................    173,096    3,703,722
     Charles Stanley Group P.L.C.................................    122,025      466,639
     Charles Taylor P.L.C........................................    206,958      630,283
     Chesnara P.L.C..............................................    725,596    3,473,836
     City of London Investment Group P.L.C.......................      5,500       29,864
     Close Brothers Group P.L.C..................................  1,032,305   20,929,857
     CMC Markets P.L.C...........................................    688,906      703,994
     CME Group, Inc..............................................          1          129
     CYBG P.L.C..................................................  6,092,424   16,165,895
*    Georgia Capital P.L.C.......................................    186,415    2,459,641
     Hansard Global P.L.C........................................     16,468        7,955
     Hastings Group Holdings P.L.C...............................  1,917,394    4,778,762
     Hiscox, Ltd.................................................    880,627   19,261,692
     IG Group Holdings P.L.C.....................................  2,463,141   16,385,306
     Intermediate Capital Group P.L.C............................  1,891,309   29,227,307
     International Personal Finance P.L.C........................  1,344,149    3,202,400
*    IP Group P.L.C..............................................  3,052,685    3,985,017
     Jupiter Fund Management P.L.C...............................  2,680,081   13,152,084
     Just Group P.L.C............................................  4,611,315    4,119,373
     Lancashire Holdings, Ltd....................................  1,449,448   13,023,931
     Liontrust Asset Management P.L.C............................      1,513       13,395
     Man Group P.L.C............................................. 10,998,653   22,537,062

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
FINANCIALS -- (Continued)
# *  Metro Bank P.L.C............................................     97,643 $    957,654
     Non-Standard Finance P.L.C..................................    215,168      148,807
     Numis Corp. P.L.C...........................................    119,175      429,105
     OneSavings Bank P.L.C.......................................  1,361,876    7,743,431
     Paragon Banking Group P.L.C.................................  1,986,747   11,899,285
     Phoenix Group Holdings P.L.C................................  2,445,112   23,112,287
*    Provident Financial P.L.C...................................  1,085,414    7,535,502
     Quilter P.L.C...............................................  7,422,340   14,314,982
     Rathbone Brothers P.L.C.....................................    318,681   10,484,555
     River & Mercantile Group P.L.C..............................     10,512       35,294
     S&U P.L.C...................................................     20,717      591,361
     Saga P.L.C..................................................  6,657,190    5,119,650
     TP ICAP P.L.C...............................................  3,396,565   12,469,621
     Waterloo Investment Holdings, Ltd...........................      4,000           40
                                                                             ------------
TOTAL FINANCIALS.................................................             327,982,259
                                                                             ------------
HEALTH CARE -- (3.3%)
     Alliance Pharma P.L.C.......................................    841,103      859,434
*    BTG P.L.C...................................................  2,027,017   22,098,966
     CareTech Holdings P.L.C.....................................    206,325      898,262
# *  Circassia Pharmaceuticals P.L.C.............................    516,889      213,469
     Consort Medical P.L.C.......................................    292,501    3,524,297
     ConvaTec Group P.L.C........................................  5,452,293    9,875,152
#    CVS Group P.L.C.............................................    102,232      835,650
     EMIS Group P.L.C............................................    136,555    1,993,304
     Genus P.L.C.................................................    127,231    4,006,493
     Hikma Pharmaceuticals P.L.C.................................    359,971    8,306,681
*    Indivior P.L.C..............................................  4,141,064    2,068,753
     Integrated Diagnostics Holdings P.L.C.......................    330,094    1,604,948
#    Mediclinic International P.L.C..............................  1,621,434    7,264,999
     Spire Healthcare Group P.L.C................................  1,437,036    2,515,240
     UDG Healthcare P.L.C........................................    931,878    8,000,108
*    Vectura Group P.L.C.........................................  4,014,799    3,820,464
                                                                             ------------
TOTAL HEALTH CARE................................................              77,886,220
                                                                             ------------
INDUSTRIALS -- (27.3%)
     Aggreko P.L.C...............................................  1,607,013   17,915,344
     Air Partner P.L.C...........................................    253,425      299,604
     Avon Rubber P.L.C...........................................    195,186    3,755,621
     Babcock International Group P.L.C...........................  2,995,017   20,559,743
     Balfour Beatty P.L.C........................................  4,399,129   14,441,081
     BBA Aviation P.L.C..........................................  7,186,917   25,539,590
     Biffa P.L.C.................................................    813,260    2,518,696
     Bodycote P.L.C..............................................  1,383,148   15,495,835
     Braemar Shipping Services P.L.C.............................    144,282      361,984
     Chemring Group P.L.C........................................  1,734,909    3,481,132
     Clarkson P.L.C..............................................    163,550    5,539,827
#    Clipper Logistics P.L.C.....................................    175,891      662,700
*    Cobham P.L.C................................................ 16,450,293   24,803,343
     Costain Group P.L.C.........................................    719,416    3,018,041
     Dart Group P.L.C............................................    258,400    3,143,084
     De La Rue P.L.C.............................................    718,827    4,140,694
# *  Dialight P.L.C..............................................    105,397      676,576
     Diploma P.L.C...............................................    752,989   15,746,971
*    Firstgroup P.L.C............................................  7,962,112   11,488,021
     G4S P.L.C...................................................  8,580,996   24,252,553
     Galliford Try P.L.C.........................................    755,660    5,356,533
     Go-Ahead Group P.L.C. (The).................................    329,220    8,335,913

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
INDUSTRIALS -- (Continued)
     Goodwin P.L.C...............................................       383 $     15,502
     Grafton Group P.L.C......................................... 1,602,051   18,464,389
     Hays P.L.C.................................................. 9,878,691   19,584,251
     HomeServe P.L.C............................................. 1,967,670   27,888,245
     Howden Joinery Group P.L.C.................................. 4,476,142   29,725,561
     IMI P.L.C................................................... 1,817,981   24,967,382
#    Interserve P.L.C............................................   629,566       49,257
     IWG P.L.C................................................... 4,123,173   18,309,774
     James Fisher & Sons P.L.C...................................   301,008    7,758,123
     John Laing Group P.L.C...................................... 2,104,166   10,564,295
     Keller Group P.L.C..........................................   477,111    4,380,723
     Kier Group P.L.C............................................   929,137    4,560,635
     Mears Group P.L.C...........................................   763,170    2,384,753
     Meggitt P.L.C............................................... 3,974,849   28,284,320
#    Mitie Group P.L.C........................................... 2,310,926    3,955,362
     Morgan Advanced Materials P.L.C............................. 1,779,476    6,480,700
     Morgan Sindall Group P.L.C..................................   222,427    3,805,488
     National Express Group P.L.C................................ 2,851,815   15,290,858
     Norcros P.L.C...............................................   116,690      327,113
     Northgate P.L.C............................................. 2,144,364   10,276,198
     Pagegroup P.L.C............................................. 2,344,376   16,481,507
     PayPoint P.L.C..............................................   389,513    5,121,427
     Polypipe Group P.L.C........................................ 1,451,990    8,324,871
     Porvair P.L.C...............................................    15,572      114,033
     QinetiQ Group P.L.C......................................... 3,901,654   15,370,290
     Redde P.L.C.................................................   210,332      330,688
     Renewi P.L.C................................................ 4,168,554    1,803,178
# *  Renold P.L.C................................................   193,435       85,674
     Ricardo P.L.C...............................................   298,879    3,001,203
     Robert Walters P.L.C........................................   386,365    2,973,662
     Rotork P.L.C................................................ 5,721,728   23,337,341
     Royal Mail P.L.C............................................ 2,569,484    8,478,254
     RPS Group P.L.C............................................. 1,379,834    3,492,408
     Senior P.L.C................................................ 3,210,727    9,715,582
     Severfield P.L.C............................................ 1,090,941    1,082,561
     SIG P.L.C................................................... 4,528,627    8,959,580
     Speedy Hire P.L.C........................................... 2,895,508    2,227,677
     Spirax-Sarco Engineering P.L.C..............................    57,805    6,232,387
     Staffline Group P.L.C.......................................     2,683       30,878
     Stagecoach Group P.L.C...................................... 3,009,333    5,172,214
     SThree P.L.C................................................   656,206    2,580,822
     Stobart Group, Ltd.......................................... 1,732,886    3,365,304
     T Clarke P.L.C..............................................   147,457      246,697
     Travis Perkins P.L.C........................................ 1,643,485   29,988,227
     Trifast P.L.C...............................................   512,824    1,618,870
     Tyman P.L.C.................................................   794,254    2,638,875
     Ultra Electronics Holdings P.L.C............................   633,752   13,181,870
     Vesuvius P.L.C.............................................. 1,658,142   13,377,649
*    Volex P.L.C.................................................   307,047      376,982
     Volution Group P.L.C........................................   338,389      765,307
     Vp P.L.C....................................................   159,998    1,658,254
     Weir Group P.L.C (The)......................................    34,315      745,833
     Wilmington PL.C.............................................   334,384      872,842
     Wincanton P.L.C.............................................   718,070    2,309,942
*    Wizz Air Holdings P.L.C.....................................    58,373    2,589,447
     XP Power, Ltd...............................................    92,520    3,239,941
                                                                            ------------
TOTAL INDUSTRIALS................................................            650,498,092
                                                                            ------------

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
INFORMATION TECHNOLOGY -- (5.9%)
     AVEVA Group P.L.C...........................................   289,873 $ 12,665,542
     Computacenter P.L.C.........................................   527,576    8,313,474
     DiscoverIE Group P.L.C......................................   426,968    2,371,744
     Electrocomponents P.L.C..................................... 3,231,445   27,248,613
     Equiniti Group P.L.C........................................ 2,267,873    6,356,959
     FDM Group Holdings P.L.C....................................   290,887    3,714,103
     iomart Group P.L.C..........................................    61,804      281,020
# *  IQE P.L.C...................................................   333,707      347,414
     Kainos Group P.L.C..........................................   208,006    1,434,441
     NCC Group P.L.C............................................. 1,458,834    3,322,649
     Oxford Instruments P.L.C....................................   340,016    5,152,933
     Renishaw P.L.C..............................................   245,828   14,517,361
     RM P.L.C....................................................   336,909    1,012,686
     SDL P.L.C...................................................   459,363    3,156,867
     Smart Metering Systems P.L.C................................   205,617    1,325,103
     Softcat P.L.C...............................................   758,809    8,994,428
     Spectris P.L.C..............................................   786,835   28,271,770
     Spirent Communications P.L.C................................ 3,908,618    8,084,545
#    Strix Group P.L.C...........................................   150,422      334,815
# *  Telit Communications P.L.C..................................    82,391      198,534
     TT Electronics P.L.C........................................   951,216    3,070,417
     Xaar P.L.C..................................................   155,393      196,918
                                                                            ------------
TOTAL INFORMATION TECHNOLOGY.....................................            140,372,336
                                                                            ------------
MATERIALS -- (6.5%)
*    Acacia Mining P.L.C.........................................   741,235    1,420,339
*    Carclo P.L.C................................................   205,594       63,586
     Castings P.L.C..............................................   159,566      748,140
     Centamin P.L.C.............................................. 8,423,834    9,754,068
     Central Asia Metals P.L.C...................................   281,051      836,553
     Elementis P.L.C............................................. 4,004,056    8,512,238
     Essentra P.L.C.............................................. 1,174,358    6,476,652
     Ferrexpo P.L.C.............................................. 2,362,974    6,401,196
     Forterra P.L.C.............................................. 1,176,302    4,789,336
*    Gem Diamonds, Ltd...........................................   679,902      798,541
     Highland Gold Mining, Ltd................................... 1,213,571    2,599,944
     Hill & Smith Holdings P.L.C.................................   514,928    8,567,721
     Hochschild Mining P.L.C..................................... 1,415,805    3,443,557
     Ibstock P.L.C............................................... 2,674,723    9,116,302
     KAZ Minerals P.L.C.......................................... 1,661,200   14,085,960
*    Lonmin P.L.C................................................ 1,584,135    1,432,720
     Low & Bonar P.L.C........................................... 2,377,348      482,987
     Marshalls P.L.C............................................. 1,413,639   11,898,540
*    Petra Diamonds, Ltd......................................... 5,639,982    1,492,736
*    Petropavlovsk P.L.C.........................................   740,190       81,081
     Rhi Magnesita NV............................................    47,107    3,052,924
     RPC Group P.L.C............................................. 2,589,442   26,689,032
     Scapa Group P.L.C...........................................   146,041      754,619
*    Sirius Minerals P.L.C....................................... 1,194,227      272,132
     Synthomer P.L.C............................................. 1,832,121   10,033,204
     Victrex P.L.C...............................................   625,988   19,912,150
     Zotefoams P.L.C.............................................    90,496      721,512
                                                                            ------------
TOTAL MATERIALS..................................................            154,437,770
                                                                            ------------
REAL ESTATE -- (3.0%)
     Capital & Counties Properties P.L.C......................... 4,730,124   14,956,935
     CLS Holdings P.L.C..........................................   508,554    1,597,301
*    Countrywide P.L.C........................................... 1,699,141      144,019

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                     SHARES      VALUE>>
                                                                    --------- --------------
REAL ESTATE -- (Continued)
       Daejan Holdings P.L.C.......................................    46,247 $    3,501,913
*      Foxtons Group P.L.C......................................... 1,145,927      1,008,176
#      Grainger P.L.C.............................................. 4,344,203     14,286,578
       Harworth Group P.L.C........................................    30,680         54,690
       Helical P.L.C...............................................   670,135      3,011,960
       LSL Property Services P.L.C.................................   404,839      1,407,746
*      Raven Property Group, Ltd................................... 1,003,570        550,547
       Savills P.L.C............................................... 1,028,033     12,118,217
       St. Modwen Properties P.L.C................................. 2,832,022     15,198,773
       U & I Group P.L.C...........................................   851,229      1,985,270
       Urban & Civic P.L.C.........................................   391,179      1,481,231
#      Watkin Jones P.L.C..........................................   274,194        799,349
                                                                              --------------
TOTAL REAL ESTATE..................................................               72,102,705
                                                                              --------------
UTILITIES -- (2.1%)
       Drax Group P.L.C............................................ 2,899,857     12,915,265
       Pennon Group P.L.C.......................................... 2,915,542     28,482,980
       Telecom Plus P.L.C..........................................   394,631      7,270,591
                                                                              --------------
TOTAL UTILITIES....................................................               48,668,836
                                                                              --------------
TOTAL COMMON STOCKS................................................            2,359,871,121
                                                                              --------------

                                                                                 VALUE+
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@ (S)  The DFA Short Term Investment Fund.......................... 1,636,823     18,939,683
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,218,764,430)............................................           $2,378,810,804
                                                                              ==============

P.L.C. Public Limited Company
SA     Special Assessment

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
+      See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                   LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                                   ------- ------------ ------- ------------
Common Stocks
   Communication Services.........................   --    $151,010,176   --    $151,010,176
   Consumer Discretionary.........................   --     509,980,779   --     509,980,779
   Consumer Staples...............................   --     123,717,620   --     123,717,620
   Energy.........................................   --     103,214,328   --     103,214,328
   Financials.....................................   --     327,982,259   --     327,982,259
   Health Care....................................   --      77,886,220   --      77,886,220
   Industrials....................................   --     650,498,092   --     650,498,092
   Information Technology.........................   --     140,372,336   --     140,372,336
   Materials......................................   --     154,437,770   --     154,437,770
   Real Estate....................................   --      72,102,705   --      72,102,705

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------------
                                                   LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                                   ------- -------------- ------- --------------
   Utilities......................................   --    $   48,668,836   --    $   48,668,836
Securities Lending Collateral.....................   --        18,939,683   --        18,939,683
                                                     --    --------------   --    --------------
TOTAL.............................................   --    $2,378,810,804   --    $2,378,810,804
                                                     ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
COMMON STOCKS -- (91.3%)
AUSTRIA -- (3.0%)
     Agrana Beteiligungs AG......................................    83,446 $  1,874,183
#    ANDRITZ AG..................................................   510,397   24,374,529
     Atrium European Real Estate, Ltd............................   968,162    3,761,525
     Austria Technologie & Systemtechnik AG......................   173,991    3,472,263
     CA Immobilien Anlagen AG....................................   496,800   17,426,988
     DO & CO AG..................................................    52,537    4,440,438
     EVN AG......................................................   230,431    3,447,546
#    FACC AG.....................................................   168,506    2,769,925
     Flughafen Wien AG...........................................    29,476    1,295,257
#    IMMOFINANZ AG...............................................   669,588   17,172,952
     Josef Manner & Co. AG.......................................       870       88,199
     Kapsch TrafficCom AG........................................    35,686    1,320,923
#    Lenzing AG..................................................    92,686   10,419,330
     Mayr Melnhof Karton AG......................................    56,424    7,306,624
     Oberbank AG.................................................    40,168    4,280,145
     Oesterreichische Post AG....................................   241,483    9,403,896
     Palfinger AG................................................    96,606    3,152,802
#    POLYTEC Holding AG..........................................   105,679    1,221,838
#    Porr AG.....................................................    75,463    2,010,578
     Rosenbauer International AG.................................    19,948      991,575
     S IMMO AG...................................................   363,879    7,966,178
     Schoeller-Bleckmann Oilfield Equipment AG...................    75,301    7,034,498
# *  Semperit AG Holding.........................................    69,672    1,079,707
     Strabag SE..................................................   111,162    3,734,791
     Telekom Austria AG.......................................... 1,083,156    8,119,549
     UBM Development AG..........................................    16,910      797,126
     UNIQA Insurance Group AG....................................   958,393   10,213,610
     Vienna Insurance Group AG Wiener Versicherung Gruppe........   267,304    7,443,046
     Voestalpine AG..............................................    55,580    1,788,233
     Wienerberger AG.............................................   617,965   14,201,392
# *  Zumtobel Group AG...........................................   182,287    1,313,440
                                                                            ------------
TOTAL AUSTRIA....................................................            183,923,086
                                                                            ------------
BELGIUM -- (4.1%)
     Ackermans & van Haaren NV...................................   174,099   28,051,355
*    AGFA-Gevaert NV............................................. 1,361,710    5,890,939
*    Argenx SE...................................................   195,734   25,084,753
     Atenor......................................................    17,052    1,276,972
     Banque Nationale de Belgique................................        87      247,986
     Barco NV....................................................    74,142   13,186,618
#    Bekaert SA..................................................   253,902    6,949,166
# *  Biocartis NV................................................   231,370    2,993,236
#    bpost SA....................................................   525,510    6,326,639
# *  Celyad SA...................................................    42,190      880,867
     Cie d'Entreprises CFE.......................................    48,396    4,821,878
#    Cie Immobiliere de Belgique SA..............................    16,878    1,116,773
     Co.Br.Ha Societe Commerciale de Brasserie SA................       111      512,493
     Deceuninck NV...............................................   435,935    1,115,674
     D'ieteren SA................................................   202,237    8,376,415
     Econocom Group SA...........................................   727,792    3,036,222
     Elia System Operator SA.....................................   191,890   12,951,515
#    Euronav NV.................................................. 1,282,924   12,153,335
     EVS Broadcast Equipment SA..................................    61,796    1,579,901
*    Exmar NV....................................................   134,980      897,856
     Fagron......................................................   282,720    5,615,352

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                  SHARES    VALUE>>
                                                                  ------- ------------
BELGIUM -- (Continued)
*    Galapagos NV................................................  83,035 $  9,504,131
*    Galapagos NV................................................ 220,186   25,291,182
     Gimv NV.....................................................  91,118    5,479,484
# *  Ion Beam Applications....................................... 126,538    2,280,352
     Jensen-Group NV.............................................  20,645      782,718
     Kinepolis Group NV..........................................  98,670    5,875,363
#    Lotus Bakeries NV...........................................   1,729    4,542,327
# *  MDxHealth................................................... 239,516      376,941
#    Melexis NV.................................................. 110,146    8,851,752
# *  Nyrstar NV..................................................  84,985       21,544
#    Ontex Group NV.............................................. 487,570   12,274,344
     Orange Belgium SA........................................... 168,305    3,531,083
*    Oxurion NV..................................................  66,163      295,389
     Picanol.....................................................  28,690    2,337,764
     Recticel SA................................................. 270,323    2,826,807
     Resilux.....................................................   5,788      961,527
     Roularta Media Group NV.....................................  19,318      307,022
     Sioen Industries NV.........................................  53,303    1,516,872
     Sipef NV....................................................  35,643    1,951,961
     Telenet Group Holding NV.................................... 104,065    5,527,181
     TER Beke SA.................................................   3,565      555,418
*    Tessenderlo Group SA........................................ 214,654    7,762,407
     Van de Velde NV.............................................  38,052    1,285,724
*    Viohalco SA................................................. 583,796    2,210,465
                                                                          ------------
TOTAL BELGIUM....................................................          249,415,703
                                                                          ------------
DENMARK -- (5.1%)
*    Agat Ejendomme A.S.......................................... 307,965      205,319
# *  ALK-Abello A.S..............................................  43,332    7,371,381
     Alm Brand A.S............................................... 563,835    5,385,982
#    Ambu A.S., Class B.......................................... 755,139   21,726,594
     Arkil Holding A.S., Class B.................................      92       21,074
*    Bang & Olufsen A.S.......................................... 256,627    2,234,269
     BankNordik P/F..............................................  10,800      183,419
# *  Bavarian Nordic A.S......................................... 185,816    3,903,536
     Brodrene Hartmann A.S.......................................  16,148      716,765
     Columbus A.S................................................ 430,058      862,167
#    D/S Norden A.S.............................................. 217,180    3,445,128
     DFDS A.S.................................................... 306,367   14,566,516
     Djurslands Bank A.S.........................................   8,970      331,602
#    FLSmidth & Co. A.S.......................................... 296,273   14,891,385
     Fluegger Group A.S., Class B................................   4,198      192,554
     GN Store Nord A.S........................................... 418,163   21,433,061
     GronlandsBANKEN A.S.........................................   1,125       92,077
# *  H+H International A.S., Class B............................. 106,543    1,773,227
     Harboes Bryggeri A.S., Class B..............................  17,239      224,410
     IC Group A.S................................................  43,760      254,652
#    ISS A.S..................................................... 612,951   19,088,284
#    Jeudan A.S..................................................   7,494    1,131,661
     Jyske Bank A.S.............................................. 500,030   20,168,442
     Lan & Spar Bank.............................................   4,981      347,275
     Matas A.S................................................... 125,052    1,242,498
*    Nilfisk Holding A.S......................................... 198,988    8,416,452
# *  NKT A.S..................................................... 206,194    3,803,282
     NNIT A.S....................................................  71,616    1,889,022
     Pandora A.S................................................. 170,189    7,148,653
     Parken Sport & Entertainment A.S............................  36,911      598,942
     Per Aarsleff Holding A.S.................................... 140,173    4,646,057
#    Ringkjoebing Landbobank A.S................................. 177,874   11,488,923

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
DENMARK -- (Continued)
#    Roblon A.S., Class B........................................       973 $     26,334
     Rockwool International A.S., Class A........................       775      184,318
     Rockwool International A.S., Class B........................    50,812   13,594,681
     Royal Unibrew A.S...........................................   364,385   26,147,290
     RTX A.S.....................................................    57,507    1,392,650
     Scandinavian Tobacco Group A.S., Class A....................   282,602    3,362,369
#    Schouw & Co., A.S...........................................    88,411    6,291,207
     SimCorp A.S.................................................   277,672   27,259,105
     Solar A.S., Class B.........................................    37,386    1,775,838
     Spar Nord Bank A.S..........................................   593,003    5,100,354
     Sydbank A.S.................................................   505,787   10,926,927
     Tivoli A.S..................................................     9,878    1,036,372
     Topdanmark A.S..............................................   475,380   25,649,109
*    TORM P.L.C..................................................    93,974      744,924
     United International Enterprises............................    10,336    2,150,409
# *  Veloxis Pharmaceuticals A.S.................................   120,013       43,378
*    Vestjysk Bank A.S........................................... 1,610,355      786,331
*    Zealand Pharma A.S..........................................   185,786    3,833,501
                                                                            ------------
TOTAL DENMARK....................................................            310,089,706
                                                                            ------------
FINLAND -- (5.5%)
# *  Afarak Group Oyj............................................   316,672      298,817
#    Ahlstrom-Munksjo Oyj........................................   178,111    2,678,336
     Aktia Bank Oyj..............................................   294,884    2,871,404
     Alandsbanken Abp, Class B...................................    21,354      345,309
     Alma Media Oyj..............................................   129,772      889,797
     Apetit Oyj..................................................    19,668      192,100
     Asiakastieto Group Oyj......................................     1,406       42,254
     Aspo Oyj....................................................    92,762      884,747
     Atria Oyj...................................................    81,692      744,159
# *  BasWare Oyj.................................................    56,551    1,306,223
#    Bittium Oyj.................................................   204,447    1,547,872
     Cargotec Oyj, Class B.......................................   285,341   11,714,821
#    Caverion Oyj................................................   696,383    5,074,633
#    Citycon Oyj.................................................   528,288    5,397,935
     Cramo Oyj...................................................   263,681    5,549,434
     Digia Oyj...................................................    69,731      231,942
#    Finnair Oyj.................................................   487,004    4,073,088
     Fiskars Oyj Abp.............................................   217,953    4,966,668
*    F-Secure Oyj................................................   614,091    1,895,774
     Glaston Oyj ABP.............................................     9,217       20,747
*    HKScan Oyj, Class A.........................................   257,744      639,451
#    Huhtamaki Oyj...............................................   732,278   28,003,154
     Ilkka-Yhtyma Oyj............................................    61,503      261,519
     Kemira Oyj..................................................   740,091   10,489,717
     Kesko Oyj, Class A..........................................    44,025    2,117,422
     Kesko Oyj, Class B..........................................   447,808   23,285,971
#    Konecranes Oyj..............................................   453,082   18,938,815
     Lassila & Tikanoja Oyj......................................   209,198    3,397,978
#    Lehto Group Oyj.............................................   129,587      615,358
     Metsa Board Oyj............................................. 1,431,405    8,007,197
#    Metso Oyj...................................................   700,671   26,217,174
     Nokian Renkaat Oyj..........................................   833,611   27,942,455
     Olvi Oyj, Class A...........................................    93,741    3,472,582
     Oriola Oyj, Class A.........................................     6,054       15,675
     Oriola Oyj, Class B.........................................   914,957    2,361,142
     Orion Oyj, Class A..........................................   142,119    4,768,027
#    Orion Oyj, Class B..........................................   680,891   22,703,962
#    Outokumpu Oyj............................................... 2,921,503   11,185,775

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
FINLAND -- (Continued)
*    Outotec Oyj................................................. 1,208,606 $  6,384,721
#    Pihlajalinna Oyj............................................    77,064      929,612
     Ponsse Oyj..................................................    71,769    2,416,148
*    QT Group Oyj................................................    55,899      781,636
     Raisio Oyj, Class V.........................................   807,089    2,705,042
     Ramirent Oyj................................................   550,202    3,864,716
     Rapala VMC Oyj..............................................   113,078      387,108
     Raute Oyj, Class A..........................................     2,644       78,949
#    Revenio Group Oyj...........................................   121,898    2,808,093
     Sanoma Oyj..................................................   749,458    7,651,331
*    SRV Group Oyj...............................................    66,041      127,681
*    Stockmann Oyj Abp, Class A..................................    49,045      149,735
# *  Stockmann Oyj Abp, Class B..................................   189,838      506,021
     Teleste Oyj.................................................    52,966      347,420
     Tieto Oyj...................................................   375,516   10,691,520
#    Tikkurila Oyj...............................................   249,076    4,176,681
     Tokmanni Group Corp.........................................   312,819    2,739,343
     Uponor Oyj..................................................   361,379    4,327,696
     Vaisala Oyj, Class A........................................   116,031    2,514,948
#    Valmet Oyj..................................................   919,512   25,329,801
     Viking Line Abp.............................................     7,869      141,561
#    YIT Oyj..................................................... 1,430,763    8,778,815
                                                                            ------------
TOTAL FINLAND....................................................            332,988,012
                                                                            ------------
FRANCE -- (11.2%)
     ABC arbitrage...............................................   116,625      861,444
     Actia Group.................................................    51,304      245,611
*    Air France-KLM.............................................. 1,450,296   16,735,709
     Akka Technologies...........................................    77,126    5,664,217
     AKWEL.......................................................    58,127    1,134,360
#    Albioma SA..................................................   177,226    4,170,104
     Altamir.....................................................   136,094    2,409,848
     Alten SA....................................................   182,661   19,948,763
#    Altran Technologies SA...................................... 1,621,281   21,137,463
*    Amplitude Surgical SAS......................................    19,526       57,630
     Antalis International SAS...................................     5,899        6,485
     APRIL SA....................................................    75,626    1,814,760
     Assystem SA.................................................    62,252    2,449,792
     Aubay.......................................................    40,157    1,432,093
#    Axway Software SA...........................................    38,973      557,003
*    Baikowski SAS...............................................     8,805      148,282
#    Bastide le Confort Medical..................................    18,094      788,076
#    Beneteau SA.................................................   241,400    3,064,651
     Bigben Interactive..........................................    89,162    1,067,210
     Boiron SA...................................................    40,254    2,148,175
     Bonduelle SCA...............................................    92,418    2,959,997
# *  Bourbon Corp................................................   163,857      384,458
     Burelle SA..................................................     1,029    1,085,357
#    Casino Guichard Perrachon SA................................   271,603   11,120,732
     Catering International Services.............................    14,124      191,719
*    Cegedim SA..................................................    29,922      870,963
*    CGG SA...................................................... 4,375,479    7,909,766
     Chargeurs SA................................................   121,828    2,595,891
     Cie des Alpes...............................................    67,699    2,043,808
     Cie Plastic Omnium SA.......................................   335,529   10,165,655
*    Coface SA...................................................   672,871    6,787,145
*    DBV Technologies SA.........................................    11,968      233,655
     Derichebourg SA.............................................   644,921    2,810,357
     Devoteam SA.................................................    36,203    4,244,349

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
FRANCE -- (Continued)
#    Edenred.....................................................   693,381 $32,691,352
#    Electricite de Strasbourg SA................................    21,353   2,520,609
#    Elior Group SA..............................................   858,106  11,886,624
#    Elis SA..................................................... 1,046,857  18,682,811
     Eramet......................................................    65,268   4,570,653
# *  Erytech Pharma SA...........................................     3,609      28,731
     Esso SA Francaise...........................................    16,391     562,753
*    Etablissements Maurel et Prom...............................   200,110     756,475
     Euronext NV.................................................   368,245  25,586,440
#    Europcar Mobility Group.....................................   662,189   5,524,043
     Eutelsat Communications SA.................................. 1,246,264  22,523,516
     Exel Industries, Class A....................................    10,419     759,602
     Fleury Michon SA............................................     6,124     277,530
*    Fnac Darty S.A..............................................   123,492  10,856,747
     Gaumont SA..................................................    11,360   1,589,125
     Gaztransport Et Technigaz SA................................   126,899  11,483,138
     GEA.........................................................     2,433     240,105
     Getlink SE.................................................. 1,084,454  17,455,300
     Gevelot SA..................................................     3,466     758,551
     GL Events...................................................    64,244   1,583,237
     Groupe Crit.................................................    23,123   1,770,257
#    Groupe Gorge................................................    22,858     383,227
     Groupe Open.................................................    30,206     567,134
     Groupe SFPI.................................................    29,940      77,575
     Guerbet.....................................................    38,347   2,289,691
     Haulotte Group SA...........................................    75,426     737,705
     HERIGE SADCS................................................     4,147     120,495
*    HiPay Group SA..............................................     4,778      36,030
*    ID Logistics Group..........................................    13,767   2,460,515
#    Imerys SA...................................................   208,694  11,120,218
     Ingenico Group SA...........................................   419,926  35,441,818
     Interparfums SA.............................................     6,461     324,091
     IPSOS.......................................................   232,649   6,748,261
     Jacquet Metal Service SA....................................    76,405   1,523,784
     Kaufman & Broad SA..........................................   119,647   4,773,862
     Korian SA...................................................   371,941  14,972,105
#    Lagardere SCA...............................................   778,374  21,199,658
     Lanson-BCC..................................................     8,795     292,106
*    Latecoere SACA..............................................   429,909   1,571,837
     Laurent-Perrier.............................................    13,221   1,399,273
     Le Belier...................................................    10,566     393,307
     Lectra......................................................   162,586   3,913,789
     Linedata Services...........................................    14,505     453,971
     LISI........................................................   111,918   3,746,405
     LNA Sante SA................................................    36,391   1,880,592
     Maisons du Monde SA.........................................   269,238   5,796,985
#    Maisons France Confort SA...................................    15,908     659,316
     Manitou BF SA...............................................    60,874   2,002,606
     Manutan International.......................................    15,102   1,148,717
     Mersen SA...................................................   122,759   4,368,989
# *  METabolic EXplorer SA.......................................   156,395     314,436
     Metropole Television SA.....................................   285,999   5,676,820
     Mr Bricolage SA.............................................    29,965     183,034
     Neopost SA..................................................   287,438   7,050,468
#    Nexans SA...................................................   221,611   7,772,931
     Nexity SA...................................................   296,539  13,870,405
# *  Nicox.......................................................   145,865     890,055
     NRJ Group...................................................    81,965     643,839
     Oeneo SA....................................................   172,372   1,964,671

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
FRANCE -- (Continued)
*    OL Groupe SA................................................    10,735 $     35,854
# *  Onxeo SA....................................................   246,319      226,623
# *  Onxeo SA....................................................    48,958       45,954
# *  Pierre & Vacances SA........................................    29,600      591,880
#    Plastivaloire...............................................    52,074      567,347
     PSB Industries SA...........................................     8,805      313,604
#    Rallye SA...................................................   156,235    1,819,749
# *  Recylex SA..................................................   102,008      572,640
     Rexel SA.................................................... 2,315,771   31,132,984
     Robertet SA.................................................     4,305    2,749,318
     Rothschild & Co.............................................    95,569    3,288,978
     Rubis SCA...................................................   544,052   29,841,360
     Samse SA....................................................     8,068    1,253,673
     Savencia SA.................................................    33,317    2,539,911
     Seche Environnement SA......................................    15,254      518,196
     Societe BIC SA..............................................   180,119   15,516,601
# *  Societe des Bains de Mer et du Cercle des Etrangers a
       Monaco....................................................    60,012    3,279,295
     Societe Marseillaise du Tunnel Prado-Carenage SA............     5,211      118,340
     Societe pour l'Informatique Industrielle....................    41,060    1,008,736
# *  SOITEC......................................................   121,539   12,310,006
# *  Solocal Group............................................... 3,930,265    4,181,426
     Somfy SA....................................................   102,875    9,317,897
     Sopra Steria Group..........................................   101,694   12,987,925
#    SPIE SA.....................................................   816,988   15,772,249
# *  SRP Groupe SA...............................................    55,158      173,563
*    Stallergenes Greer P.L.C....................................    18,020      742,832
     Stef SA.....................................................    27,648    2,618,656
     Sword Group.................................................    36,122    1,315,396
     Synergie SA.................................................    69,728    2,793,605
#    Tarkett SA..................................................   211,769    5,133,243
# *  Technicolor SA.............................................. 1,999,083    2,399,205
#    Television Francaise 1......................................   615,411    6,726,875
     TFF Group...................................................    14,788      665,048
#    Thermador Groupe............................................    37,127    2,119,170
     Total Gabon.................................................     3,107      543,296
*    Touax SA....................................................     9,530       65,475
     Trigano SA..................................................    54,707    5,245,364
     Union Financiere de France BQE SA...........................    18,317      417,862
# *  Vallourec SA................................................ 2,261,226    5,609,586
*    Valneva SE..................................................    29,048      107,247
     Vetoquinol SA...............................................    19,343    1,215,203
#    Vicat SA....................................................   120,155    6,354,285
     VIEL & Cie SA...............................................   162,802      913,262
     Vilmorin & Cie SA...........................................    35,320    1,965,447
*    Virbac SA...................................................    21,012    3,742,859
     Vranken-Pommery Monopole SA.................................    21,530      563,034
     XPO Logistics Europe SADIR..................................        33       10,522
                                                                            ------------
TOTAL FRANCE.....................................................            681,555,429
                                                                            ------------
GERMANY -- (16.3%)
     7C Solarparken AG...........................................    12,773       44,067
     Aareal Bank AG..............................................   455,580   15,935,337
     Adler Modemaerkte AG........................................    47,849      176,752
     ADLER Real Estate AG........................................   245,889    3,536,234
#    ADO Properties SA...........................................   220,260   11,577,926
*    ADVA Optical Networking SE..................................   364,431    3,127,944
# *  AIXTRON SE..................................................   549,541    6,362,533
     All for One Group AG........................................     4,222      241,174
#    Allgeier SE.................................................    46,014    1,318,978

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
GERMANY -- (Continued)
     Amadeus Fire AG.............................................    41,125 $ 5,488,143
     Atoss Software AG...........................................     1,333     164,107
     Aurubis AG..................................................   300,477  14,692,200
     Basler AG...................................................    10,445   1,890,342
     Bauer AG....................................................    74,713   1,880,956
     BayWa AG....................................................   106,449   3,137,843
     BayWa AG....................................................       124       4,448
     Bechtle AG..................................................   225,300  23,193,822
     Bertrandt AG................................................    42,139   3,288,509
     bet-at-home.com AG..........................................    21,796   1,800,949
     Bijou Brigitte AG...........................................    22,217   1,099,275
     Bilfinger SE................................................   240,674   8,900,239
     Borussia Dortmund GmbH & Co. KGaA...........................   602,892   5,790,616
     CANCOM SE...................................................   251,598  12,734,341
     Carl Zeiss Meditec AG.......................................    20,245   1,991,293
*    CECONOMY AG................................................. 1,011,524   6,794,390
     CENIT AG....................................................    53,174     815,185
     CENTROTEC Sustainable AG....................................    42,180     557,634
     Cewe Stiftung & Co. KGAA....................................    43,060   4,067,587
     comdirect bank AG...........................................   217,781   2,538,678
     CompuGroup Medical SE.......................................   182,337  12,099,700
     Corestate Capital Holding SA................................    55,837   2,243,136
     CropEnergies AG.............................................   145,642     954,717
     CTS Eventim AG & Co. KGaA...................................   442,453  22,724,048
     Data Modul AG Produktion Und Vertrieb Von Elektronischen
       Systemen..................................................    11,455     915,441
*    DEAG Deutsche Entertainment AG..............................    44,855     229,924
     Delticom AG.................................................    28,981     221,667
     Deutsche Beteiligungs AG....................................    95,542   3,796,000
     Deutsche EuroShop AG........................................   394,656  11,860,629
     Deutsche Pfandbriefbank AG.................................. 1,019,760  14,238,801
     Deutz AG.................................................... 1,027,597  10,154,704
*    Dialog Semiconductor P.L.C..................................   621,432  24,176,299
     DIC Asset AG................................................   435,337   4,776,516
     Diebold Nixdorf AG..........................................    32,530   2,195,253
     DMG Mori AG.................................................    15,692     809,239
#    Dr Hoenle AG................................................    35,751   2,257,711
     Draegerwerk AG & Co. KGaA...................................    17,850     833,331
     Duerr AG....................................................   410,542  18,566,328
     Eckert & Ziegler Strahlen- und Medizintechnik AG............    32,518   2,869,432
     EDAG Engineering Group AG...................................    52,516     825,374
     Elmos Semiconductor AG......................................    92,807   2,557,055
#    ElringKlinger AG............................................   204,148   1,548,435
     Energiekontor AG............................................     2,066      35,402
# *  Evotec SE...................................................   793,010  19,792,912
#    Ferratum Oyj................................................    64,645     873,340
     Fielmann AG.................................................   167,571  11,914,163
#    First Sensor AG.............................................    44,242   1,187,830
     FORTEC Elektronik AG........................................       372       8,750
     Francotyp-Postalia Holding AG, Class A......................    55,619     225,600
     Freenet AG..................................................   981,903  23,070,010
     FRIWO AG....................................................       513      13,821
     Fuchs Petrolub SE...........................................    74,674   2,981,806
     GEA Group AG................................................   464,920  13,025,977
     Gerresheimer AG.............................................   262,222  19,756,453
     Gesco AG....................................................    56,186   1,627,394
     GFT Technologies SE.........................................   121,382   1,237,842
     Grand City Properties SA....................................   780,011  18,380,156
     GRENKE AG...................................................    69,704   7,436,222
     H&R GmbH & Co. KGaA.........................................    70,149     580,616

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
GERMANY -- (Continued)
     Hamburger Hafen und Logistik AG.............................   182,979 $ 4,618,730
     Hapag-Lloyd AG..............................................    58,492   1,800,861
     Hawesko Holding AG..........................................        52       2,218
# *  Heidelberger Druckmaschinen AG.............................. 1,982,859   3,715,131
     Hella GmbH & Co KGaA........................................   247,008  13,474,074
     Highlight Communications AG.................................    98,406     502,765
*    HolidayCheck Group AG.......................................   214,527     753,278
     Hornbach Baumarkt AG........................................    33,693     651,299
     Hornbach Holding AG & Co. KGaA..............................    22,731   1,232,323
     Hugo Boss AG................................................   488,688  34,146,665
     Indus Holding AG............................................   133,474   7,112,259
     Isra Vision AG..............................................   111,249   4,473,433
     IVU Traffic Technologies AG.................................    49,140     449,704
     Jenoptik AG.................................................   391,123  15,480,134
     K+S AG...................................................... 1,567,865  31,925,446
     Kloeckner & Co. SE..........................................   575,851   4,051,747
     Koenig & Bauer AG...........................................    95,477   4,641,604
     Krones AG...................................................   114,135  10,648,367
     KSB SE & Co. KGaA...........................................     3,466   1,286,408
     KWS Saat SE.................................................    80,955   5,492,845
     Lanxess AG..................................................   561,292  32,503,778
     LEG Immobilien AG...........................................     1,480     172,686
#    Leifheit AG.................................................    60,321   1,473,859
#    Leoni AG....................................................   245,460   5,676,005
*    LPKF Laser & Electronics AG.................................    79,814     789,166
# *  Manz AG.....................................................    30,876     858,412
     MasterFlex SE...............................................    21,291     155,260
     Mediclin AG.................................................    88,966     554,186
# *  Medigene AG.................................................    88,650     882,272
     METRO AG....................................................   422,765   7,183,418
     MLP SE......................................................   415,171   2,092,741
     Nemetschek SE...............................................   147,899  27,361,339
     Nexus AG....................................................    80,634   2,309,650
*    Nordex SE...................................................   508,398   8,258,383
     Norma Group SE..............................................   237,761  11,242,270
     OHB SE......................................................    38,414   1,537,956
#    OSRAM Licht AG..............................................   537,458  18,485,862
#    Paragon GmbH & Co. KGaA.....................................    14,660     464,389
     Patrizia Immobilien AG......................................   358,404   7,475,552
# *  Petro Welt Technologies AG..................................    12,774      72,324
     Pfeiffer Vacuum Technology AG...............................    56,577   9,510,720
#    PNE AG......................................................   493,007   1,360,748
     Progress-Werk Oberkirch AG..................................     8,558     254,967
     ProSiebenSat.1 Media SE..................................... 1,109,960  17,546,858
     PSI Software AG.............................................    48,600   1,009,411
     QSC AG......................................................   717,814   1,211,490
*    R Stahl AG..................................................    14,952     422,944
     Rheinmetall AG..............................................   339,164  39,081,174
     RHOEN-KLINIKUM AG...........................................   233,180   6,880,436
     RIB Software SE.............................................   292,708   5,766,906
*    Rocket Internet SE..........................................   497,217  13,136,788
#    S&T AG......................................................   298,480   8,064,481
     SAF-Holland SA..............................................   362,112   4,518,588
     Salzgitter AG...............................................   310,376  10,258,300
# *  Schaltbau Holding AG........................................    32,728   1,039,219
#    Schloss Wachenheim AG.......................................     8,017     157,929
     Scout24 AG..................................................   271,406  13,998,661
     Secunet Security Networks AG................................     5,929     726,107
# *  Senvion SA..................................................    31,747      35,436

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
GERMANY -- (Continued)
# *  SGL Carbon SE...............................................   276,966 $  2,479,741
# *  Shop Apotheke Europe NV.....................................    24,231      939,145
     SHW AG......................................................    25,624      594,082
     Siltronic AG................................................   153,046   15,036,459
     Sixt Leasing SE.............................................    62,457      905,636
     Sixt SE.....................................................    96,696   10,782,818
*    SLM Solutions Group AG......................................     9,386      108,938
#    SMA Solar Technology AG.....................................    87,177    1,989,542
*    SMT Scharf AG...............................................    22,763      330,403
     Softing AG..................................................    26,963      234,515
     Software AG.................................................   395,714   15,102,112
     Stabilus SA.................................................   170,155    9,495,113
     STRATEC SE..................................................    24,452    1,724,278
     Stroeer SE & Co. KGaA.......................................   216,062   14,632,529
     Suedzucker AG...............................................   584,233    8,990,963
# *  SUESS MicroTec SE...........................................   137,494    1,809,782
     Surteco Group SE............................................    45,548    1,281,161
     Syzygy AG...................................................     2,030       21,006
     TAG Immobilien AG........................................... 1,024,715   23,076,543
     Takkt AG....................................................   199,472    3,139,588
     Technotrans SE..............................................    47,270    1,297,443
*    Tele Columbus AG............................................   296,432      638,370
     TLG Immobilien AG...........................................   722,981   21,299,555
# *  Tom Tailor Holding SE.......................................   214,000      590,513
     Traffic Systems SE..........................................    35,766      559,526
     VERBIO Vereinigte BioEnergie AG.............................   147,791    1,282,204
     Vossloh AG..................................................    68,437    3,150,023
     Wacker Chemie AG............................................    89,853    7,898,822
     Wacker Neuson SE............................................   220,998    6,141,748
     Washtec AG..................................................    76,707    6,038,770
     Wuestenrot & Wuerttembergische AG...........................   114,555    2,351,079
     XING SE.....................................................    20,306    7,556,970
     Zeal Network SE.............................................    48,021    1,092,577
                                                                            ------------
TOTAL GERMANY....................................................            989,715,452
                                                                            ------------
IRELAND -- (0.5%)
     C&C Group P.L.C............................................. 1,085,694    4,114,504
     C&C Group P.L.C.............................................   399,607    1,512,914
*    Cairn Homes P.L.C...........................................   538,940      775,764
     Datalex P.L.C...............................................   107,125      110,168
     FBD Holdings P.L.C..........................................   125,459    1,249,971
     FBD Holdings P.L.C..........................................     2,063       20,902
     Glanbia P.L.C...............................................   181,510    3,338,243
     Glanbia P.L.C...............................................   700,613   12,930,874
*    IFG Group P.L.C.............................................   313,153      760,286
*    Independent News & Media P.L.C.............................. 1,939,277      224,215
     Irish Continental Group P.L.C...............................   494,297    2,790,834
     Irish Continental Group P.L.C...............................   234,200    1,320,384
     Kingspan Group P.L.C........................................    28,055    1,474,964
*    Permanent TSB Group Holdings P.L.C..........................   147,302      227,261
     Smurfit Kappa Group P.L.C...................................     2,223       65,188
                                                                            ------------
TOTAL IRELAND....................................................             30,916,472
                                                                            ------------
ISRAEL -- (2.8%)
     Adgar Investment and Development, Ltd.......................     6,982       12,657
*    ADO Group, Ltd..............................................    98,830    2,072,693
     Afcon Holdings, Ltd.........................................     1,840      101,427
*    Africa Israel Properties, Ltd...............................    98,160    2,668,819

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES    VALUE>>
                                                                  --------- ----------
ISRAEL -- (Continued)
     Africa Israel Residences, Ltd...............................     2,237 $   43,138
*    Airport City, Ltd...........................................   462,195  7,675,252
*    Albaad Massuot Yitzhak, Ltd.................................     2,660     21,684
*    Allot, Ltd..................................................   186,140  1,396,795
#    Alony Hetz Properties & Investments, Ltd....................   589,102  7,179,280
#    Alrov Properties and Lodgings, Ltd..........................    49,177  1,766,428
     Amot Investments, Ltd.......................................   698,200  4,116,367
     Arad, Ltd...................................................    15,796    204,782
*    Arko Holdings, Ltd.......................................... 1,440,389    593,238
     Ashtrom Group, Ltd..........................................    59,873    392,343
     Ashtrom Properties, Ltd.....................................   193,644    971,928
     AudioCodes, Ltd.............................................   178,789  2,585,039
#    Avgol Industries 1953, Ltd..................................   468,925    502,513
*    Azorim-Investment Development & Construction Co., Ltd.......   434,861    519,905
     Bayside Land Corp...........................................     6,295  3,088,077
     Bet Shemesh Engines Holdings 1997, Ltd......................    15,850    402,252
     Bezeq The Israeli Telecommunication Corp., Ltd..............   334,360    228,726
     Big Shopping Centers, Ltd...................................    32,063  2,245,301
# *  BioLine RX, Ltd.............................................    96,617     38,963
     Blue Square Real Estate, Ltd................................    35,391  1,401,099
*    Bonus Biogroup, Ltd.........................................   613,036     85,401
*    Brack Capital Properties NV.................................    17,815  1,879,648
#    Brainsway, Ltd..............................................    46,759    257,044
     Camtek, Ltd.................................................   106,833  1,110,923
#    Carasso Motors, Ltd.........................................    94,524    455,470
     Castro Model, Ltd...........................................       145      2,780
*    Cellcom Israel, Ltd.........................................   379,471  1,588,957
*    Ceragon Networks, Ltd.......................................   266,244  1,019,715
*    Clal Biotechnology Industries, Ltd..........................   182,384    148,619
*    Clal Insurance Enterprises Holdings, Ltd....................   173,588  2,409,915
     Cohen Development & Industrial Buildings, Ltd...............     3,184     85,911
# *  Compugen, Ltd...............................................   192,244    666,577
     Danel Adir Yeoshua, Ltd.....................................    21,382  1,249,208
     Delek Automotive Systems, Ltd...............................   222,032  1,000,125
     Delek Group, Ltd............................................     6,139  1,169,095
#    Delta-Galil Industries, Ltd.................................    71,758  2,167,639
     Dexia Israel Bank, Ltd......................................     1,031    203,553
#    Direct Insurance Financial Investments, Ltd.................   111,207  1,251,673
     Dor Alon Energy in Israel 1988, Ltd.........................     9,069    149,759
# *  El Al Israel Airlines.......................................   979,163    246,300
#    Electra Consumer Products 1970, Ltd.........................    43,078    568,697
     Electra, Ltd................................................    12,443  3,407,946
*    Elron Electronic Industries, Ltd............................    92,425    225,776
# *  Energix-Renewable Energies, Ltd.............................   757,422  1,338,695
# *  Enlight Renewable Energy, Ltd............................... 2,163,770  1,410,765
*    Equital, Ltd................................................   110,847  3,306,168
*    Evogene, Ltd................................................    79,189    162,476
*    First International Bank Of Israel, Ltd.....................    47,441  1,192,229
     FMS Enterprises Migun, Ltd..................................    19,186    529,672
# *  Foresight Autonomous Holdings, Ltd..........................   172,589     46,266
     Formula Systems 1985, Ltd...................................    62,629  2,991,249
     Fox Wizel, Ltd..............................................    57,012  1,607,299
     Gilat Satellite Networks, Ltd...............................   225,761  2,015,380
     Hadera Paper, Ltd...........................................    24,065  1,723,529
#    Hamlet Israel-Canada, Ltd...................................    32,722    715,369
     Harel Insurance Investments & Financial Services, Ltd.......   796,762  5,972,845
     Hilan, Ltd..................................................    95,929  2,647,015
     IDI Insurance Co., Ltd......................................    44,710  2,088,923
*    Industrial Buildings Corp., Ltd.............................   996,271  1,727,214

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
ISRAEL -- (Continued)
#    Inrom Construction Industries, Ltd..........................    359,992 $  1,320,822
     Intec Pharma, Ltd...........................................     24,773      151,115
# *  Intercure, Ltd..............................................     33,315       94,112
     Israel Canada T.R, Ltd......................................      2,330        2,644
     Israel Land Development - Urban Renewal, Ltd................     29,765      275,358
     Isras Investment Co., Ltd...................................      5,066      734,211
     Issta Lines, Ltd............................................     11,573      206,919
# *  Kamada, Ltd.................................................    204,692    1,195,265
     Kenon Holdings, Ltd.........................................    101,622    1,994,993
     Kerur Holdings, Ltd.........................................     30,969      813,642
     Klil Industries, Ltd........................................      5,406      444,543
     Maabarot Products, Ltd......................................     25,295      285,643
#    Magic Software Enterprises, Ltd.............................    127,159    1,237,694
     Matrix IT, Ltd..............................................    238,821    3,183,164
#    Maytronics, Ltd.............................................    279,074    1,895,377
     Mediterranean Towers, Ltd...................................    291,699      553,914
     Mega Or Holdings, Ltd.......................................     77,313    1,014,246
     Meitav Dash Investments, Ltd................................     91,774      288,390
     Melisron, Ltd...............................................     79,406    4,012,863
     Menora Mivtachim Holdings, Ltd..............................    181,505    2,336,422
     Migdal Insurance & Financial Holding, Ltd...................  2,398,189    2,488,750
     Minrav Holdings, Ltd........................................        263       34,350
     Mivtach Shamir Holdings, Ltd................................     23,078      417,677
     Naphtha Israel Petroleum Corp., Ltd.........................    241,939    1,469,879
#    Nawi Brothers, Ltd..........................................     98,368      576,409
     Neto ME Holdings, Ltd.......................................      8,982      766,688
*    Nova Measuring Instruments, Ltd.............................    176,385    4,937,244
     NR Spuntech Industries, Ltd.................................     76,176      212,121
*    Oil Refineries, Ltd......................................... 10,199,710    5,010,534
     One Software Technologies, Ltd..............................        552       25,939
     OPC Energy, Ltd.............................................     17,219      115,299
*    Partner Communications Co., Ltd.............................    816,972    3,693,883
     Paz Oil Co., Ltd............................................     56,718    8,268,631
*    Perion Network, Ltd.........................................      5,485       15,981
     Phoenix Holdings, Ltd. (The)................................    555,047    3,168,522
     Plasson Industries, Ltd.....................................     20,285      861,377
     Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........     50,072    2,616,614
# *  Redhill Biopharma, Ltd......................................    572,172      450,424
#    Scope Metals Group, Ltd.....................................     46,613    1,244,621
#    Shapir Engineering and Industry, Ltd........................    581,522    2,095,313
# *  Shikun & Binui, Ltd.........................................  1,298,894    3,360,235
     Shufersal, Ltd..............................................    846,453    5,628,709
     Summit Real Estate Holdings, Ltd............................    190,940    1,739,436
*    Suny Cellular Communication, Ltd............................    473,129      283,775
#    Tadiran Holdings, Ltd.......................................     14,981      413,957
*    Tower Semiconductor, Ltd....................................    327,213    5,971,700
# *  Union Bank of Israel........................................    199,952      966,637
     YH Dimri Construction & Development, Ltd....................      1,529       28,362
                                                                             ------------
TOTAL ISRAEL.....................................................             169,958,935
                                                                             ------------
ITALY -- (9.6%)
# *  A.S. Roma SpA...............................................    856,401      524,737
     A2A SpA.....................................................  9,147,046   15,308,821
     ACEA SpA....................................................    406,026    7,383,756
*    Aeffe SpA...................................................    264,395      875,324
     Amplifon SpA................................................    570,479   10,974,806
     Anima Holding SpA...........................................  1,796,542    7,159,961
#    Aquafil SpA.................................................     65,942      716,888
*    Arnoldo Mondadori Editore SpA...............................  1,200,844    2,300,902

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES      VALUE>>
                                                                  ----------- -----------
ITALY -- (Continued)
     Ascopiave SpA...............................................     533,953 $ 2,298,421
# *  Astaldi SpA.................................................     116,542      91,144
     Autogrill SpA...............................................     958,111   9,310,828
     Autostrade Meridionali SpA..................................       3,917     135,073
     Avio SpA....................................................      73,979   1,049,759
#    Azimut Holding SpA..........................................     909,734  18,396,292
#    B&C Speakers SpA............................................      18,289     242,917
# *  Banca Carige SpA............................................ 148,414,098     183,107
     Banca Farmafactoring SpA....................................     600,801   3,548,077
     Banca Finnat Euramerica SpA.................................     616,149     232,835
     Banca Generali SpA..........................................     422,144  11,927,642
     Banca IFIS SpA..............................................     158,534   2,738,122
     Banca Mediolanum SpA........................................     293,114   2,152,849
# *  Banca Monte dei Paschi di Siena SpA.........................     213,039     323,730
     Banca Popolare di Sondrio SCPA..............................   3,145,191   8,562,240
     Banca Profilo SpA...........................................   1,814,636     340,723
#    Banca Sistema SpA...........................................     331,868     624,874
# *  Banco BPM SpA...............................................  12,445,367  29,626,415
#    Banco di Desio e della Brianza SpA..........................     238,796     545,164
     BasicNet SpA................................................     164,744   1,008,438
     BE..........................................................     564,587     671,279
     Biesse SpA..................................................      88,272   1,967,053
#    BPER Banca..................................................   3,576,937  17,197,492
#    Brembo SpA..................................................   1,149,779  15,124,401
     Brunello Cucinelli SpA......................................     245,252   8,916,347
#    Buzzi Unicem SpA............................................     616,834  13,752,703
     Cairo Communication SpA.....................................     546,490   2,255,733
#    Carraro SpA.................................................     162,374     430,607
     Cembre SpA..................................................      17,131     442,731
     Cementir Holding SpA........................................     357,880   2,598,832
     Cerved Group SpA............................................   1,380,566  13,492,487
     CIR-Compagnie Industriali Riunite SpA.......................   2,650,178   3,262,774
     Credito Emiliano SpA........................................     577,631   3,299,940
*    Credito Valtellinese SpA....................................  46,943,662   3,779,995
# *  d'Amico International Shipping SA...........................   2,577,810     262,340
     Danieli & C Officine Meccaniche SpA.........................      91,752   1,869,653
     Datalogic SpA...............................................     126,734   3,007,740
     De' Longhi SpA..............................................     420,811  10,786,534
     DeA Capital SpA.............................................     778,374   1,355,080
     DiaSorin SpA................................................     161,158  15,754,301
     doBank SpA..................................................      60,673     856,954
     El.En. SpA..................................................      17,150     348,466
# *  Elica SpA...................................................     109,441     286,295
     Emak SpA....................................................     388,913     593,498
     Enav SpA....................................................   1,325,433   7,238,055
# *  ePrice SpA..................................................      99,656     156,195
     ERG SpA.....................................................     420,457   7,767,205
#    Esprinet SpA................................................     235,490     960,144
# *  Eurotech SpA................................................     276,627   1,181,744
# *  Exprivia SpA................................................     109,673     148,295
     Falck Renewables SpA........................................     988,254   3,536,128
*    Fiera Milano SpA............................................     171,549     901,129
#    Fila SpA....................................................     141,852   2,203,468
*    Fincantieri SpA.............................................   3,883,790   4,755,830
     FNM SpA.....................................................   1,231,913     704,108
# *  GEDI Gruppo Editoriale SpA..................................     927,122     358,232
#    Gefran SpA..................................................      37,987     327,393
#    Geox SpA....................................................     604,392   1,126,497
     Gruppo MutuiOnline SpA......................................     166,775   3,226,494

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
ITALY -- (Continued)
*    Guala Closures SpA..........................................    12,688 $     94,316
     Hera SpA.................................................... 6,378,888   22,707,242
#    IMA Industria Macchine Automatiche SpA......................   126,854    9,975,273
# *  IMMSI SpA................................................... 1,338,219      794,523
     Infrastrutture Wireless Italiane SpA........................     6,937       57,501
*    Intek Group SpA............................................. 1,988,417      714,805
     Interpump Group SpA.........................................   548,784   20,636,609
     Iren SpA.................................................... 5,007,895   11,712,772
     Italgas SpA................................................. 3,818,401   23,851,645
     Italmobiliare SpA...........................................    54,033    1,203,038
     IVS Group SA................................................    56,191      677,876
# *  Juventus Football Club SpA.................................. 3,178,690    4,502,210
     La Doria SpA................................................    80,464      734,068
#    Maire Tecnimont SpA......................................... 1,175,046    4,204,580
     MARR SpA....................................................   233,653    5,675,184
     Massimo Zanetti Beverage Group SpA..........................    65,668      452,286
# *  Mediaset SpA................................................ 3,820,606   12,719,171
# *  Openjobmetis SpA agenzia per il lavoro......................    63,025      529,889
# *  OVS SpA.....................................................   977,759    2,040,330
     Piaggio & C SpA............................................. 1,436,521    3,969,166
     Prima Industrie SpA.........................................    32,468      735,109
     Prysmian SpA................................................   144,791    2,795,694
     RAI Way SpA.................................................   537,647    2,829,638
     Reno de Medici SpA.......................................... 1,282,618    1,015,817
     Reply SpA...................................................   147,345    9,604,524
#    Retelit SpA.................................................   812,002    1,388,641
# *  Rizzoli Corriere Della Sera Mediagroup SpA.................. 1,132,439    1,646,544
     Sabaf SpA...................................................    49,948      877,234
     SAES Getters SpA............................................    58,626    1,419,588
# *  Safilo Group SpA............................................   233,748      247,526
*    Saipem SpA.................................................. 5,016,428   25,445,731
#    Salini Impregilo SpA........................................ 1,282,257    2,677,625
     Salvatore Ferragamo SpA.....................................   377,547    8,565,724
     Saras SpA................................................... 4,486,402    8,015,415
     Servizi Italia SpA..........................................    62,874      277,687
     Sesa SpA....................................................    54,398    1,693,602
     Societa Cattolica di Assicurazioni SC....................... 1,205,206   11,228,919
     Societa Iniziative Autostradali e Servizi SpA...............   628,235   10,358,615
# *  Sogefi SpA..................................................   332,859      528,123
#    SOL SpA.....................................................   169,975    2,286,271
#    Tamburi Investment Partners SpA.............................   802,919    5,723,338
     Technogym SpA...............................................   653,410    8,018,112
*    Tinexta S.p.A...............................................   119,871    1,526,992
# *  Tiscali SpA................................................. 9,160,788      150,237
#    Tod's SpA...................................................    73,658    3,622,398
# *  TREVI - Finanziaria Industriale SpA.........................   509,518      171,819
#    TXT e-solutions SpA.........................................    34,904      368,274
     Unieuro SpA.................................................    45,290      748,446
#    Unione di Banche Italiane SpA............................... 7,724,232   24,114,133
     Unipol Gruppo SpA........................................... 3,241,237   16,511,324
#    UnipolSai Assicurazioni SpA.................................   348,889      956,028
     Zignago Vetro SpA...........................................   198,723    2,535,138
                                                                            ------------
TOTAL ITALY......................................................            580,824,747
                                                                            ------------
NETHERLANDS -- (6.0%)
#    Aalberts NV.................................................   686,058   26,992,853
#    Accell Group NV.............................................   154,132    4,394,728
*    AFC Ajax NV.................................................    13,955      306,328
# *  Altice Europe NV............................................ 4,683,910   14,864,149

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
NETHERLANDS -- (Continued)
*    Altice Europe NV, Class B...................................   159,363 $    503,438
#    AMG Advanced Metallurgical Group NV.........................   184,488    5,608,998
#    Amsterdam Commodities NV....................................   117,896    2,687,635
     APERAM SA...................................................   390,560   12,049,096
#    Arcadis NV..................................................   500,819    9,463,267
# *  Argenx SE...................................................     2,413      309,073
     ASM International NV........................................   328,973   22,429,178
*    Basic-Fit NV................................................   166,836    5,921,962
#    BE Semiconductor Industries NV..............................   589,568   16,982,847
# *  Beter Bed Holding NV........................................    22,883      112,209
     BinckBank NV................................................   388,322    2,755,569
#    Boskalis Westminster........................................   653,419   17,933,132
#    Brunel International NV.....................................   155,662    2,525,954
#    Corbion NV..................................................   400,740   12,819,624
#    Flow Traders................................................   226,049    6,478,071
#    ForFarmers NV...............................................   213,722    1,827,368
# *  Fugro NV....................................................   597,586    5,446,469
#    GrandVision NV..............................................   216,926    4,881,607
*    Heijmans NV.................................................   163,686    1,858,487
     Hunter Douglas NV...........................................    24,041    1,698,443
     IMCD NV.....................................................   340,422   27,524,564
#    Intertrust NV...............................................   455,266    8,653,925
     KAS Bank NV.................................................    99,500    1,391,971
#    Kendrion NV.................................................   103,326    2,536,165
     Koninklijke BAM Groep NV.................................... 1,876,205    9,162,296
     Koninklijke Vopak NV........................................   186,634    8,333,775
# *  Lucas Bols NV...............................................    20,321      353,737
     Nederland Apparatenfabriek..................................    33,193    1,852,312
# *  OCI NV......................................................   340,695    9,895,105
#    Ordina NV...................................................   673,792    1,442,586
#    PostNL NV................................................... 3,007,302    7,800,799
     SBM Offshore NV............................................. 1,376,758   25,547,688
#    SIF Holding NV..............................................    35,317      417,663
     Signify NV..................................................   712,323   21,376,410
     Sligro Food Group NV........................................   166,919    6,100,342
# *  Takeaway.com NV.............................................   233,901   20,160,199
     TKH Group NV................................................   264,245   14,217,173
# *  TomTom NV...................................................   970,108    8,385,554
     Van Lanschot Kempen NV......................................    77,449    2,016,761
#    Wessanen....................................................   484,021    6,284,000
                                                                            ------------
TOTAL NETHERLANDS................................................            364,303,510
                                                                            ------------
NORWAY -- (2.5%)
     ABG Sundal Collier Holding ASA.............................. 2,436,095    1,215,566
     AF Gruppen ASA..............................................    65,387    1,164,552
*    Akastor ASA................................................. 1,077,318    1,665,865
*    Aker Solutions ASA.......................................... 1,116,886    5,734,076
     American Shipping Co. ASA...................................   195,707      775,041
# *  Archer, Ltd.................................................   745,010      480,063
     Arendals Fossekompani A.S...................................        90       30,638
#    Atea ASA....................................................   515,668    7,371,604
     Austevoll Seafood ASA.......................................   189,139    2,203,444
*    Avance Gas Holding, Ltd.....................................   403,745    1,151,464
# *  Axactor SE..................................................   845,257    2,062,876
#    B2Holding ASA...............................................   927,595    1,435,444
     Bakkafrost P/F..............................................     1,828       93,892
     Bonheur ASA.................................................   140,320    2,252,180
     Borregaard ASA..............................................   705,375    7,160,919
# *  BW LPG, Ltd.................................................   723,962    3,332,818

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
NORWAY -- (Continued)
*    BW Offshore, Ltd............................................    837,993 $  4,672,168
     Data Respons ASA............................................     14,736       52,994
     DNO ASA.....................................................  3,966,806    9,005,924
# *  DOF ASA.....................................................    847,189      465,438
     Entra ASA...................................................     43,246      627,696
     Europris ASA................................................  1,190,528    3,720,396
*    FLEX LNG, Ltd...............................................    152,258    2,097,167
# *  Frontline, Ltd..............................................    567,154    4,710,436
# *  Funcom NV...................................................    448,602      835,315
     Grieg Seafood ASA...........................................    372,209    4,300,239
*    Hexagon Composites ASA......................................    624,367    2,942,337
     Hoegh LNG Holdings, Ltd.....................................    261,397    1,189,832
# *  IDEX ASA....................................................    506,708      203,550
     Itera ASA...................................................     10,713       10,586
*    Kongsberg Automotive ASA....................................  2,171,519    1,994,527
     Kongsberg Gruppen ASA.......................................     69,528    1,007,928
     Kvaerner ASA................................................  1,605,790    2,235,351
     Magnora ASA.................................................    220,956      205,124
# *  NEL ASA.....................................................  8,250,620    6,933,326
# *  Next Biometrics Group A.S...................................     13,526       13,148
# *  Nordic Nanovector ASA.......................................    328,770    1,755,127
# *  Nordic Semiconductor ASA....................................    943,456    4,496,034
#    Norway Royal Salmon ASA.....................................     92,921    2,009,933
# *  Norwegian Air Shuttle ASA...................................    490,935    2,057,252
*    Norwegian Finans Holding ASA................................    548,148    4,516,630
     Norwegian Property ASA......................................    817,711    1,007,334
#    Ocean Yield ASA.............................................    347,647    2,642,147
# *  Odfjell Drilling, Ltd.......................................    624,875    2,166,852
     Odfjell SE, Class A.........................................    137,586      450,541
     Olav Thon Eiendomsselskap ASA...............................    111,765    2,058,992
*    Otello Corp. ASA............................................    367,975      634,702
# *  Panoro Energy ASA...........................................    321,667      628,095
*    Petroleum Geo-Services ASA..................................  2,204,670    4,893,929
# *  PhotoCure ASA...............................................    106,211      607,004
*    Prosafe SE..................................................    319,687      602,639
# *  Protector Forsikring ASA....................................    428,366    2,908,062
*    Q-Free ASA..................................................    179,836      164,596
# *  REC Silicon ASA............................................. 15,518,466    1,256,853
     Sbanken ASA.................................................    442,522    4,355,677
#    Scatec Solar ASA............................................    570,555    5,419,729
     Selvaag Bolig ASA...........................................    296,654    1,684,182
     Solon Eiendom ASA...........................................     56,855      258,939
# *  Solstad Offshore ASA........................................    675,336      106,673
     Spectrum ASA................................................    248,097    1,604,422
     Stolt-Nielsen, Ltd..........................................    188,039    2,356,844
# *  Thin Film Electronics ASA...................................  2,062,851       56,602
     Tomra Systems ASA...........................................     75,820    2,287,380
     Treasure ASA................................................    306,583      507,045
     Veidekke ASA................................................    710,316    7,948,267
#    Wallenius Wilhelmsen ASA....................................    105,450      374,471
     Wilh Wilhelmsen Holding ASA, Class A........................     68,304    1,234,463
#    XXL ASA.....................................................    234,858      716,880
                                                                             ------------
TOTAL NORWAY.....................................................             149,122,220
                                                                             ------------
PORTUGAL -- (1.2%)
     Altri SGPS SA...............................................    569,324    4,463,668
*    Banco Comercial Portugues SA, Class R....................... 64,683,272   18,156,134
#    CTT-Correios de Portugal SA.................................  1,106,710    3,138,342
     Ibersol SGPS SA.............................................     36,721      326,939

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
PORTUGAL -- (Continued)
# *  Mota-Engil SGPS SA..........................................    760,385 $ 2,027,051
     Navigator Co. SA (The)......................................  2,015,028   8,910,020
     NOS SGPS SA.................................................  2,046,029  13,751,048
     Novabase SGPS SA............................................     72,649     203,979
     REN - Redes Energeticas Nacionais SGPS SA...................  3,152,817   9,024,552
     Semapa-Sociedade de Investimento e Gestao...................    174,523   2,863,479
     Sonae Capital SGPS SA.......................................    789,547     808,553
     Sonae SGPS SA...............................................  6,828,206   7,618,044
# *  Teixeira Duarte SA..........................................    797,539     130,289
                                                                             -----------
TOTAL PORTUGAL...................................................             71,422,098
                                                                             -----------
SPAIN -- (5.4%)
     Acciona SA..................................................    206,462  23,945,626
     Acerinox SA.................................................  1,257,724  13,099,763
# *  Adveo Group International SA................................     84,445      34,457
     Alantra Partners SA.........................................     58,864   1,022,912
     Almirall SA.................................................    472,247   7,620,737
# *  Amper SA....................................................  6,171,198   1,848,501
     Applus Services SA..........................................    915,222  11,501,508
#    Atresmedia Corp. de Medios de Comunicacion SA...............    609,294   3,290,995
     Azkoyen SA..................................................     67,253     598,483
     Bolsas y Mercados Espanoles SHMSF SA........................    501,422  14,242,387
     Cellnex Telecom SA..........................................    981,389  30,230,783
     Cia de Distribucion Integral Logista Holdings SA............    363,381   8,621,181
     CIE Automotive SA...........................................    504,560  14,101,111
     Construcciones y Auxiliar de Ferrocarriles SA...............    129,944   6,128,396
# *  Deoleo SA...................................................  2,541,069     160,128
#    Distribuidora Internacional de Alimentacion SA..............  3,849,981   2,682,347
# *  Duro Felguera SA............................................ 16,320,605     223,763
#    Ebro Foods SA...............................................    533,238  11,255,565
# *  eDreams ODIGEO SA...........................................    408,701   1,433,319
     Elecnor SA..................................................    200,108   2,653,860
     Ence Energia y Celulosa SA..................................  1,139,858   6,141,898
     Ercros SA...................................................    793,840   2,709,674
     Euskaltel SA................................................    530,684   4,986,524
     Faes Farma SA...............................................  1,982,309   9,097,838
*    Fluidra SA..................................................    357,448   3,910,568
*    Fomento de Construcciones y Contratas SA....................    303,000   3,715,367
*    Global Dominion Access SA...................................    710,368   3,798,046
     Grupo Catalana Occidente SA.................................    247,676   9,348,105
*    Grupo Empresarial San Jose SA...............................    153,495   1,317,879
# *  Grupo Ezentis SA............................................  1,683,706   1,009,087
     Iberpapel Gestion SA........................................     46,287   1,604,972
*    Indra Sistemas SA...........................................    859,495  10,136,579
     Laboratorios Farmaceuticos Rovi SA..........................     72,405   1,495,837
*    Liberbank SA................................................ 13,599,029   6,032,831
*    Masmovil Ibercom SA.........................................    320,134   7,018,171
#    Mediaset Espana Comunicacion SA.............................  1,072,499   8,317,347
     Melia Hotels International SA...............................    793,796   7,867,926
     Miquel y Costas & Miquel SA.................................    145,855   2,588,109
# *  Natra SA....................................................    244,091     245,843
#    Obrascon Huarte Lain SA.....................................    926,681   1,134,727
     Parques Reunidos Servicios Centrales SAU, Class C...........     45,336     705,368
*    Pharma Mar SA...............................................  1,334,762   3,161,490
     Prim SA.....................................................     39,523     498,831
# *  Promotora de Informaciones SA, Class A......................  2,378,213   4,342,386
     Prosegur Cia de Seguridad SA................................  1,802,082   9,377,249
*    Quabit Inmobiliaria SA......................................    822,731   1,133,626
*    Realia Business SA..........................................  1,782,137   1,900,179

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SPAIN -- (Continued)
     Renta 4 Banco SA............................................       442 $      3,762
#    Sacyr S.A................................................... 3,110,695    7,637,000
# *  Solaria Energia y Medio Ambiente SA.........................   395,783    2,311,016
*    Talgo SA....................................................   644,045    4,254,412
     Tecnicas Reunidas SA........................................   202,691    6,053,277
     Telepizza Group SA..........................................   141,409      953,438
#    Tubacex SA..................................................   799,622    2,485,564
# *  Tubos Reunidos SA...........................................   785,848      202,013
     Unicaja Banco SA............................................ 1,813,219    2,089,437
     Vidrala SA..................................................   110,249   10,352,833
     Viscofan SA.................................................   281,337   16,925,293
*    Vocento SA..................................................   352,577      553,581
     Zardoya Otis SA............................................. 1,139,409    9,209,422
                                                                            ------------
TOTAL SPAIN......................................................            331,323,327
                                                                            ------------
SWEDEN -- (7.2%)
*    AcadeMedia AB...............................................   300,778    1,711,572
     AddLife AB, Class B.........................................   106,038    2,844,744
     AddNode Group AB............................................    66,817    1,016,912
     AddTech AB, Class B.........................................   371,039    9,024,731
#    AF POYRY AB, Class B........................................   691,852   12,907,225
#    Alimak Group AB.............................................   246,227    4,130,060
*    Arise AB....................................................    36,861       78,323
     Arjo AB, Class B............................................   632,168    2,346,754
     Atrium Ljungberg AB, Class B................................   227,594    3,714,847
#    Attendo AB..................................................   668,745    3,643,950
     Avanza Bank Holding AB......................................   813,250    6,513,796
     BE Group AB.................................................    27,710      123,761
     Beijer Alma AB..............................................   282,817    3,976,799
*    Beijer Electronics Group AB.................................    91,696      525,728
     Beijer Ref AB...............................................   441,215    9,333,355
     Bergman & Beving AB.........................................   187,937    2,005,763
     Besqab AB...................................................    21,962      204,816
     Betsson AB..................................................   985,787    7,482,873
     Bilia AB, Class A...........................................   648,517    5,565,535
#    BillerudKorsnas AB..........................................   268,265    3,646,758
     BioGaia AB, Class B.........................................   122,115    5,923,870
     Biotage AB..................................................   460,673    6,251,585
     Bjorn Borg AB...............................................    99,769      297,447
     Bonava AB...................................................    12,198      154,404
#    Bonava AB, Class B..........................................   443,063    5,642,198
     Bravida Holding AB..........................................   773,585    6,775,490
     Bufab AB....................................................   209,370    2,374,275
#    Bulten AB...................................................   119,933    1,014,125
     Bure Equity AB..............................................   451,708    8,397,665
# *  Byggmax Group AB............................................   369,474    1,651,113
     Catena AB...................................................   148,096    3,811,662
# *  Cavotec SA..................................................    79,682       98,898
#    Clas Ohlson AB, Class B.....................................   148,783    1,236,032
     Cloetta AB, Class B......................................... 1,644,759    5,023,545
*    CLX Communications AB.......................................    27,728      355,996
*    Collector AB................................................   140,712      785,968
     Concentric AB...............................................   370,992    5,948,927
     Coor Service Management Holding AB..........................   232,307    2,008,198
     Corem Property Group AB.....................................   163,626      236,822
     Dedicare AB, Class B........................................    20,550      105,395
     Dios Fastigheter AB.........................................   842,290    5,996,190
#    Dometic Group AB............................................   801,797    7,325,024
*    Doro AB.....................................................   155,569      621,647

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
SWEDEN -- (Continued)
#    Duni AB.....................................................   218,979 $ 2,703,498
#    Dustin Group AB.............................................   447,207   4,008,369
     Eastnine AB.................................................   126,421   1,442,476
     Elanders AB, Class B........................................    54,920     517,451
# *  Eltel AB....................................................   192,132     383,391
*    Enea AB.....................................................    83,607   1,348,213
     eWork Group AB..............................................    32,666     290,302
#    Fagerhult AB................................................   211,351   1,805,249
#    Fenix Outdoor International AG..............................    18,629   1,886,535
# *  Fingerprint Cards AB, Class B...............................   634,700     933,423
     Granges AB..................................................   548,678   5,957,257
     Gunnebo AB..................................................   175,854     465,977
     Haldex AB...................................................   234,732   1,804,813
     Heba Fastighets AB, Class B.................................    64,591   1,030,145
*    Hembla AB...................................................   141,182   2,670,186
     Hemfosa Fastigheter AB...................................... 1,370,174  11,338,714
     Hiq International AB........................................   134,926      47,593
     HIQ International AB........................................   131,912     741,993
#    HMS Networks AB.............................................   122,484   2,230,255
     Hoist Finance AB............................................   445,011   2,025,164
     Holmen AB, Class B..........................................   121,708   2,559,520
     Humana AB...................................................    49,221     311,377
     Indutrade AB................................................    92,355   2,823,728
     Inwido AB...................................................   356,017   2,350,093
#    JM AB.......................................................   535,651  10,203,207
     KappAhl AB..................................................   488,702     893,897
     Kindred Group P.L.C......................................... 1,152,560  10,065,005
#    Klovern AB, Class B......................................... 4,139,138   5,601,926
     KNOW IT AB..................................................   201,190   4,740,987
     Kungsleden AB............................................... 1,447,681  10,999,677
     Lagercrantz Group AB, Class B...............................   464,919   5,663,408
     Lindab International AB.....................................   605,276   6,827,494
     Loomis AB, Class B..........................................   400,228  14,807,340
# *  Medivir AB, Class B.........................................   169,635     314,196
#    Mekonomen AB................................................   282,646   2,065,365
     Modern Times Group MTG AB, Class B..........................   110,530   1,428,047
     Momentum Group AB, Class B..................................   180,501   1,866,312
# *  MQ Holding AB...............................................    25,122      11,307
     Mycronic AB.................................................   476,989   6,696,710
     Nederman Holding AB.........................................    29,566     373,593
# *  Net Insight AB, Class B..................................... 1,129,868     247,586
     NetEnt AB................................................... 1,474,929   4,687,576
     New Wave Group AB, Class B..................................   436,499   3,143,500
     Nobia AB....................................................   838,070   5,266,385
     Nobina AB...................................................   719,169   4,617,549
     Nolato AB, Class B..........................................   174,895   8,117,239
     Nordic Waterproofing Holding A.S............................    53,122     512,914
     NP3 Fastigheter AB..........................................   141,534   1,116,762
*    Nyfosa AB................................................... 1,212,212   7,217,382
     OEM International AB, Class B...............................    46,319   1,047,472
     Opus Group AB............................................... 1,440,504     758,480
     Oriflame Holding AG.........................................   241,499   4,981,215
     Peab AB..................................................... 1,265,537  11,575,839
     Platzer Fastigheter Holding AB, Class B.....................   236,965   1,932,455
#    Pricer AB, Class B..........................................   884,404   1,144,991
     Proact IT Group AB..........................................    60,384   1,609,694
*    Qliro Group AB..............................................   819,636   1,061,649
     Ratos AB, Class B........................................... 1,226,956   2,787,216
# *  RaySearch Laboratories AB...................................   155,570   1,976,957

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SWEDEN -- (Continued)
# *  Recipharm AB, Class B.......................................   323,845 $  4,632,757
     Resurs Holding AB...........................................   564,295    3,493,234
     Rottneros AB................................................   704,234    1,070,498
     Sagax AB, Class B...........................................   156,242    2,752,903
*    SAS AB...................................................... 2,103,222    3,835,925
     Scandi Standard AB..........................................   389,635    2,671,641
     Scandic Hotels Group AB.....................................   466,040    4,338,421
#    Sectra AB, Class B..........................................   104,792    3,551,307
     Semcon AB...................................................   115,027      701,448
*    Sensys Gatso Group AB....................................... 2,274,070      383,280
     SkiStar AB..................................................   330,885    4,001,472
#    Sweco AB, Class B...........................................   299,211    7,636,653
     Systemair AB................................................    84,050    1,017,834
     Thule Group AB..............................................   742,478   17,296,696
#    Troax Group AB..............................................    62,703    2,245,735
     VBG Group AB, Class B.......................................    26,108      428,265
     Vitrolife AB................................................   389,509    8,200,189
     Wallenstam AB, Class B......................................   615,562    5,923,934
#    Wihlborgs Fastigheter AB.................................... 1,068,982   14,222,425
                                                                            ------------
TOTAL SWEDEN.....................................................            439,276,449
                                                                            ------------
SWITZERLAND -- (10.9%)
     Allreal Holding AG..........................................   103,332   16,488,981
*    Alpiq Holding AG............................................     7,272      504,140
     ALSO Holding AG.............................................    41,139    5,162,523
#    ams AG......................................................   285,353   12,045,395
     APG SGA SA..................................................     8,652    2,476,922
#    Arbonia AG..................................................   328,378    3,545,725
*    Aryzta AG................................................... 5,645,125    8,441,100
     Ascom Holding AG............................................   232,217    3,168,397
#    Autoneum Holding AG.........................................    20,419    2,703,434
     Bachem Holding AG, Class B..................................     3,538      451,927
#    Banque Cantonale de Geneve..................................     9,148    1,805,158
     Banque Cantonale du Jura SA.................................     4,071      227,206
     Banque Cantonale Vaudoise...................................     7,626    6,021,290
     Belimo Holding AG...........................................     2,959   15,545,362
     Bell Food Group AG..........................................    12,884    3,710,963
     Bellevue Group AG...........................................    55,759    1,101,685
     Berner Kantonalbank AG......................................    28,221    6,594,632
#    BFW Liegenschaften AG.......................................     2,894      122,994
     BKW AG......................................................   143,339    9,138,969
#    Bobst Group SA..............................................    60,527    4,344,922
     Bossard Holding AG, Class A.................................    42,302    6,897,600
     Bucher Industries AG........................................    52,624   17,850,126
     Burckhardt Compression Holding AG...........................    11,896    3,590,787
     Burkhalter Holding AG.......................................    28,526    2,193,967
     Calida Holding AG...........................................    29,555      916,525
     Carlo Gavazzi Holding AG....................................     2,376      612,039
     Cembra Money Bank AG........................................   208,404   19,354,771
     Cham Group AG...............................................     2,461    1,006,660
     Cicor Technologies, Ltd.....................................    14,473      844,323
     Cie Financiere Tradition SA.................................    10,069    1,069,496
     Coltene Holding AG..........................................    25,919    2,555,154
     Conzzeta AG.................................................     9,126    7,869,916
     COSMO Pharmaceuticals NV....................................       313       29,527
     Daetwyler Holding AG........................................    46,131    7,153,046
     DKSH Holding AG.............................................   194,599   11,950,202
     dormakaba Holding AG........................................    24,489   18,498,777
*    Dottikon Es Holding AG......................................       143       62,302

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
SWITZERLAND -- (Continued)
     Dufry AG....................................................    76,498 $ 7,486,950
     EFG International AG........................................   624,475   4,694,657
     Emmi AG.....................................................    16,371  14,443,295
     Energiedienst Holding AG....................................    76,963   2,318,347
# *  Evolva Holding SA........................................... 3,349,123     758,730
#    Feintool International Holding AG...........................    14,850   1,072,469
     Flughafen Zurich AG.........................................    68,686  11,322,781
     Forbo Holding AG............................................     8,555  13,744,140
# *  GAM Holding AG.............................................. 1,257,924   5,217,894
     Georg Fischer AG............................................    28,475  27,693,978
     Gurit Holding AG............................................     3,022   3,260,479
     Helvetia Holding AG.........................................    44,844  28,497,194
     Hiag Immobilien Holding AG..................................    17,252   2,210,830
# *  HOCHDORF Holding AG.........................................     7,010     947,812
     Huber & Suhner AG...........................................    86,847   6,944,922
     Hypothekarbank Lenzburg AG..................................         6      26,618
#    Implenia AG.................................................   105,240   3,312,264
#    Inficon Holding AG..........................................    14,476   8,139,352
     Interroll Holding AG........................................     4,807  10,489,872
     Intershop Holding AG........................................     9,875   4,839,156
     Investis Holding SA.........................................     1,343      87,994
     Jungfraubahn Holding AG.....................................    11,706   1,661,584
     Kardex AG...................................................    47,685   7,411,103
#    Komax Holding AG............................................    30,538   7,010,907
#    Kudelski SA.................................................   235,411   1,498,362
*    Lastminute.com NV...........................................    22,489     467,441
     LEM Holding SA..............................................     3,811   5,214,881
     Liechtensteinische Landesbank AG............................    59,087   4,030,227
#    Luzerner Kantonalbank AG....................................    19,197   8,945,856
# *  MCH Group AG................................................     8,468     146,793
# *  Meier Tobler Group AG.......................................    22,913     402,815
     Metall Zug AG...............................................     1,019   2,683,167
# *  Meyer Burger Technology AG.................................. 1,377,244     947,573
     Mikron Holding AG...........................................     8,692      67,848
#    Mobilezone Holding AG.......................................   256,704   2,340,033
     Mobimo Holding AG...........................................    50,411  11,624,256
*    Newron Pharmaceuticals SpA..................................    34,584     310,518
     OC Oerlikon Corp. AG........................................ 1,622,924  21,210,174
*    Orascom Development Holding AG..............................    94,819   1,535,543
#    Orell Fuessli Holding AG....................................     5,028     478,833
     Orior AG....................................................    35,374   2,699,375
     Panalpina Welttransport Holding AG..........................    72,893  15,626,409
     Phoenix Mecano AG...........................................     4,259   1,991,928
     Plazza AG, Class A..........................................     7,153   1,755,783
     PSP Swiss Property AG.......................................   325,433  33,206,495
     Rieter Holding AG...........................................    18,515   2,676,205
     Romande Energie Holding SA..................................     2,625   3,090,561
#    Schaffner Holding AG........................................     3,310     767,837
*    Schmolz + Bickenbach AG..................................... 3,372,134   1,554,137
     Schweiter Technologies AG...................................     6,432   6,248,577
     SFS Group AG................................................   119,799  11,064,607
     Siegfried Holding AG........................................    30,515  11,577,739
     St Galler Kantonalbank AG...................................    15,021   6,799,290
     Sulzer AG...................................................   128,023  13,509,693
     Sunrise Communications Group AG.............................   266,460  17,693,503
     Swissquote Group Holding SA.................................    68,671   2,689,892
     Tamedia AG..................................................    15,821   1,675,756
     Tecan Group AG..............................................     1,965     443,601
     Thurgauer Kantonalbank......................................     3,152     335,495

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                      SHARES      VALUE>>
                                                                    ---------- --------------
SWITZERLAND -- (Continued)
#      Tornos Holding AG...........................................     26,632 $      209,144
#      u-blox Holding AG...........................................     48,136      4,039,991
       Valiant Holding AG..........................................    106,613     11,955,741
       Valora Holding AG...........................................     26,121      6,648,626
       VAT Group AG................................................    198,115     24,623,674
       Vaudoise Assurances Holding SA. ............................      6,373      3,196,393
       Vetropack Holding AG........................................      1,292      2,813,867
*      Von Roll Holding AG.........................................    339,643        423,961
       Vontobel Holding AG.........................................    180,762     10,659,512
       VP Bank AG..................................................     22,487      3,276,973
       VZ Holding AG...............................................     16,741      4,084,321
       Walliser Kantonalbank.......................................     18,991      2,198,512
       Warteck Invest AG...........................................          2          3,906
#      Ypsomed Holding AG..........................................     21,974      2,877,980
       Zehnder Group AG............................................     73,360      2,525,439
       Zug Estates Holding AG, Class B.............................      1,110      1,977,809
       Zuger Kantonalbank AG.......................................        688      4,189,929
                                                                               --------------
TOTAL SWITZERLAND..................................................               662,667,252
                                                                               --------------
UNITED KINGDOM -- (0.0%)
       Rhi Magnesita NV............................................     47,928      2,960,228
                                                                               --------------
TOTAL COMMON STOCKS................................................             5,550,462,626
                                                                               --------------
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
       Biotest AG..................................................     95,389      2,401,946
       Draegerwerk AG & Co. KGaA...................................     57,452      3,452,108
       Fuchs Petrolub SE...........................................      5,953        259,567
       Jungheinrich AG.............................................    365,498     12,753,734
       Sixt SE.....................................................    117,444      9,023,034
       STO SE & Co. KGaA...........................................     13,302      1,326,605
       Villeroy & Boch AG..........................................     50,436        821,069
                                                                               --------------
TOTAL GERMANY......................................................                30,038,063
                                                                               --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*      Intercell AG Rights 05/16/13................................    254,689              0
                                                                               --------------
SWEDEN -- (0.0%)
# *    Anoto Group AB Warrants 04/30/21............................     24,130              0
*      MQ Holding AB Rights 05/17/19...............................     50,244          9,338
                                                                               --------------
TOTAL SWEDEN.......................................................                     9,338
                                                                               --------------
SWITZERLAND -- (0.0%)
*      Bachem Holding Ltd Rights 05/06/19..........................      3,538         34,722
                                                                               --------------
TOTAL RIGHTS/WARRANTS..............................................                    44,060
                                                                               --------------
TOTAL INVESTMENT SECURITIES........................................             5,580,544,749
                                                                               --------------
SECURITIES LENDING COLLATERAL -- (8.2%)
@ (S)  The DFA Short Term Investment Fund.......................... 43,031,340    497,915,630
                                                                               --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,402,747,530)............................................            $6,078,460,379
                                                                               ==============

P.L.C. Public Limited Company

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

SA   Special Assessment

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
#    Total or Partial Securities on Loan.
*    Non-Income Producing Securities.
@    Security purchased with cash proceeds from Securities on Loan.
(S)  Affiliated Fund.

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                              -----------   -------------- ------- --------------
Common Stocks
   Austria...................................          --   $  183,923,086   --    $  183,923,086
   Belgium................................... $ 9,504,131      239,911,572   --       249,415,703
   Denmark...................................          --      310,089,706   --       310,089,706
   Finland...................................   5,397,935      327,590,077   --       332,988,012
   France....................................          --      681,555,429   --       681,555,429
   Germany...................................          --      989,715,452   --       989,715,452
   Ireland...................................          --       30,916,472   --        30,916,472
   Israel....................................   1,019,715      168,939,220   --       169,958,935
   Italy.....................................          --      580,824,747   --       580,824,747
   Netherlands...............................     309,073      363,994,437   --       364,303,510
   Norway....................................          --      149,122,220   --       149,122,220
   Portugal..................................          --       71,422,098   --        71,422,098
   Spain.....................................          --      331,323,327   --       331,323,327
   Sweden....................................          --      439,276,449   --       439,276,449
   Switzerland...............................          --      662,667,252   --       662,667,252
   United Kingdom............................          --        2,960,228   --         2,960,228
Preferred Stocks
   Germany...................................          --       30,038,063   --        30,038,063
Rights/Warrants
   Sweden....................................          --            9,338   --             9,338
   Switzerland...............................          --           34,722   --            34,722
Securities Lending Collateral................          --      497,915,630   --       497,915,630
                                              -----------   --------------   --    --------------
TOTAL........................................ $16,230,854   $6,062,229,525   --    $6,078,460,379
                                              ===========   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
COMMON STOCKS -- (95.9%)
BRAZIL -- (6.1%)
    Ambev SA, ADR............................................... 5,984,451 $28,186,764
    Ambev SA....................................................   855,320   4,028,910
    Atacadao S.A................................................   459,081   2,482,089
*   B2W Cia Digital.............................................    82,600     805,756
    B3 SA - Brasil Bolsa Balcao................................. 1,910,917  16,788,934
    Banco Bradesco SA, ADR...................................... 1,268,081  11,488,812
    Banco Bradesco SA........................................... 1,230,994   9,732,171
    Banco BTG Pactual SA........................................    83,656     882,835
    Banco do Brasil SA..........................................   716,865   9,082,618
    Banco Santander Brasil SA...................................   374,457   4,298,363
    BB Seguridade Participacoes SA..............................   636,043   4,584,064
#   Braskem SA, Sponsored ADR...................................   144,940   3,543,783
*   BRF SA......................................................   891,940   7,063,002
    CCR SA...................................................... 2,924,049   8,717,486
    Centrais Eletricas Brasileiras SA...........................   270,077   2,252,306
*   Centrais Eletricas Brasileiras SA, ADR......................    42,419     375,408
    Cia de Saneamento Basico do Estado de Sao Paulo.............   457,600   5,484,991
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR........    75,638     904,631
    Cia Energetica de Minas Gerais..............................   193,500     871,986
*   Cia Siderurgica Nacional SA, Sponsored ADR..................   380,551   1,389,011
*   Cia Siderurgica Nacional SA.................................   860,290   3,190,078
    Cielo SA.................................................... 1,808,236   3,541,673
    Cosan SA....................................................   324,677   3,880,955
    Embraer SA, Sponsored ADR...................................   329,053   6,584,351
    Engie Brasil Energia SA.....................................   271,376   3,079,115
    Equatorial Energia SA.......................................   333,000   6,972,355
#   Gerdau SA, Sponsored ADR....................................   631,681   2,261,418
    Gerdau SA...................................................   176,416     522,801
    Hapvida Participacoes e Investimentos S.A...................   229,609   1,771,944
    Hypera SA...................................................   385,349   2,759,583
    IRB Brasil Resseguros S/A...................................   194,968   4,668,969
    Itau Unibanco Holding SA....................................   619,039   4,633,596
    JBS SA...................................................... 3,172,448  15,995,332
    Klabin SA...................................................   759,700   3,216,194
    Kroton Educacional SA....................................... 2,692,854   6,695,908
    Localiza Rent a Car SA......................................   970,006   8,955,196
    Lojas Americanas SA.........................................   166,884     544,775
    Lojas Renner SA............................................. 1,274,302  15,235,336
    M Dias Branco SA............................................    33,900     359,568
    Magazine Luiza SA...........................................   114,700   5,594,737
    Natura Cosmeticos SA........................................   339,200   4,519,091
    Petrobras Distribuidora S.A.................................   550,056   3,324,661
    Petroleo Brasileiro SA, Sponsored ADR....................... 1,299,604  17,934,535
    Petroleo Brasileiro SA, Sponsored ADR.......................   556,265   8,471,916
    Petroleo Brasileiro SA...................................... 2,884,877  22,042,517
    Porto Seguro SA.............................................   331,829   4,579,987
    Raia Drogasil SA............................................   402,200   7,091,915
*   Rumo SA..................................................... 1,776,456   8,200,213
*   Suzano Papel e Celulose SA, Sponsored ADR...................    45,406     937,189
    Suzano SA...................................................   725,080   7,531,690
    Telefonica Brasil SA, ADR...................................    66,193     787,697
    TIM Participacoes SA........................................ 1,073,613   3,200,769
    Ultrapar Participacoes SA...................................   622,968   3,336,392
#   Ultrapar Participacoes SA, Sponsored ADR....................   519,216   2,782,998
    Vale SA, Sponsored ADR...................................... 1,665,739  21,288,138

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
BRAZIL -- (Continued)
    Vale SA.....................................................   3,260,013 $ 41,653,268
    WEG SA......................................................     363,333    1,721,641
                                                                             ------------
TOTAL BRAZIL....................................................              382,832,421
                                                                             ------------
CHILE -- (1.2%)
    AES Gener SA................................................   2,468,815      670,659
    Aguas Andinas SA, Class A...................................   4,770,656    2,746,948
#   Banco de Chile, ADR.........................................     128,472    3,777,085
    Banco de Credito e Inversiones SA...........................      78,219    5,207,964
    Banco Santander Chile, ADR..................................     227,071    6,357,988
    Cencosud SA.................................................   2,652,360    5,032,161
    Cia Cervecerias Unidas SA...................................     109,017    1,506,569
#   Cia Cervecerias Unidas SA, Sponsored ADR....................     122,813    3,382,270
    Colbun SA...................................................  11,908,297    2,661,917
    Embotelladora Andina SA, ADR, Class B.......................      22,761      482,533
    Empresa Nacional de Telecomunicaciones SA...................     198,858    2,082,475
    Empresas CMPC SA............................................   1,691,695    5,694,266
    Empresas COPEC SA...........................................     319,791    4,013,323
    Enel Americas SA, ADR.......................................     853,477    7,459,390
    Enel Chile SA, ADR..........................................     808,893    4,068,732
    Itau CorpBanca.............................................. 231,853,767    2,071,040
    Itau CorpBanca, ADR.........................................      30,902      411,769
#   Latam Airlines Group SA, Sponsored ADR......................     509,653    5,004,792
    Latam Airlines Group SA.....................................      35,910      356,131
    SACI Falabella..............................................     783,273    5,782,204
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR........     153,936    5,486,279
                                                                             ------------
TOTAL CHILE.....................................................               74,256,495
                                                                             ------------
CHINA -- (17.5%)
    AAC Technologies Holdings, Inc..............................     922,500    5,992,705
    Agile Group Holdings, Ltd...................................   3,456,000    5,221,230
    Agricultural Bank of China, Ltd., Class H...................  12,316,000    5,692,280
    Air China, Ltd., Class H....................................   2,406,000    2,869,589
*   Alibaba Group Holding, Ltd., Sponsored ADR..................     538,538   99,936,497
    Alibaba Health Information Technology, Ltd..................   1,428,000    1,710,407
*   Aluminum Corp. of China, Ltd., ADR..........................      90,448      870,110
*   Aluminum Corp. of China, Ltd., Class H......................   3,718,000    1,446,176
    Angang Steel Co., Ltd., Class H.............................   2,354,000    1,583,920
#   Anhui Conch Cement Co., Ltd., Class H.......................   1,609,000    9,821,038
    ANTA Sports Products, Ltd...................................   1,125,000    7,912,275
    BAIC Motor Corp., Ltd., Class H.............................   3,597,500    2,525,330
*   Baidu, Inc., Sponsored ADR..................................     106,675   17,732,585
    Bank of China, Ltd., Class H................................  32,226,181   15,388,162
    Bank of Communications Co., Ltd., Class H...................   3,273,515    2,760,968
    BBMG Corp., Class H.........................................   3,531,500    1,243,878
    Beijing Capital International Airport Co., Ltd., Class H....   1,452,000    1,292,547
    Beijing Enterprises Holdings, Ltd...........................     545,472    2,906,449
    Beijing Enterprises Water Group, Ltd........................   5,806,000    3,602,585
    Brilliance China Automotive Holdings, Ltd...................   2,582,000    2,844,192
#   BYD Co., Ltd., Class H......................................     662,386    4,519,901
    CGN Power Co., Ltd., Class H................................   4,916,000    1,297,010
    China Cinda Asset Management Co., Ltd., Class H.............   9,500,000    2,533,552
    China CITIC Bank Corp., Ltd., Class H.......................   7,325,928    4,700,776
    China Coal Energy Co., Ltd., Class H........................   2,166,777      956,545
    China Communications Construction Co., Ltd., Class H........   4,611,000    4,441,229
    China Communications Services Corp., Ltd., Class H..........   2,176,000    1,755,019
    China Conch Venture Holdings, Ltd...........................   1,450,500    4,903,043
    China Construction Bank Corp., Class H......................  48,066,590   42,373,835

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
    China Eastern Airlines Corp., Ltd., ADR.....................      2,200 $    75,680
    China Eastern Airlines Corp., Ltd., Class H.................  2,220,000   1,577,547
    China Everbright Bank Co., Ltd., Class H....................  2,002,000     988,826
    China Everbright International, Ltd.........................  2,975,703   2,917,799
#   China Evergrande Group......................................  3,151,000  10,105,136
    China Galaxy Securities Co., Ltd., Class H..................  3,482,000   2,281,563
    China Gas Holdings, Ltd.....................................  1,752,800   5,654,046
    China Hongqiao Group, Ltd...................................  2,630,000   2,168,040
    China Huarong Asset Management Co., Ltd., Class H........... 20,946,000   4,492,045
*   China Huishan Dairy Holdings Co., Ltd.......................  2,888,000     115,965
#   China International Capital Corp., Ltd., Class H............  1,015,600   2,184,419
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................    346,600     437,162
    China Jinmao Holdings Group, Ltd............................  6,254,000   4,054,911
#   China Life Insurance Co., Ltd., ADR.........................    539,265   7,635,992
    China Longyuan Power Group Corp., Ltd., Class H.............  2,767,000   1,908,121
    China Mengniu Dairy Co., Ltd................................  1,227,000   4,533,022
    China Merchants Bank Co., Ltd., Class H.....................  2,139,054  10,586,182
    China Merchants Port Holdings Co., Ltd......................  1,470,638   2,974,566
#   China Merchants Securities Co., Ltd., Class H...............    281,400     385,197
    China Minsheng Banking Corp., Ltd., Class H.................  5,119,600   3,847,644
    China Mobile, Ltd., Sponsored ADR...........................    902,501  43,022,223
    China Molybdenum Co., Ltd., Class H.........................  4,872,966   1,838,402
    China National Building Material Co., Ltd., Class H.........  7,488,000   6,969,198
    China Oilfield Services, Ltd., Class H......................  1,908,000   2,043,313
    China Overseas Land & Investment, Ltd.......................  5,578,000  20,898,824
    China Pacific Insurance Group Co., Ltd., Class H............  1,845,000   7,571,672
    China Petroleum & Chemical Corp., ADR.......................    123,421   9,471,304
    China Petroleum & Chemical Corp., Class H................... 10,440,800   8,025,935
    China Railway Construction Corp., Ltd., Class H.............  2,218,500   2,621,424
    China Railway Group, Ltd., Class H..........................  3,567,000   2,813,557
    China Railway Signal & Communication Corp., Ltd., Class H...  1,662,000   1,220,425
    China Reinsurance Group Corp., Class H......................  5,460,000   1,114,059
    China Resources Beer Holdings Co., Ltd......................    849,611   3,887,348
    China Resources Cement Holdings, Ltd........................  4,378,000   4,389,641
    China Resources Gas Group, Ltd..............................  1,108,000   5,143,005
    China Resources Land, Ltd...................................  3,844,666  16,744,123
    China Resources Pharmaceutical Group, Ltd...................  1,569,000   2,232,713
    China Resources Power Holdings Co., Ltd.....................  1,790,517   2,505,494
    China Shenhua Energy Co., Ltd., Class H.....................  2,188,000   4,843,051
    China Southern Airlines Co., Ltd., Sponsored ADR............     12,306     529,158
    China Southern Airlines Co., Ltd., Class H..................  3,138,000   2,728,118
    China State Construction International Holdings, Ltd........  1,914,250   1,986,716
    China Taiping Insurance Holdings Co., Ltd...................  1,595,306   4,851,517
#   China Telecom Corp., Ltd., ADR..............................     55,096   2,856,177
    China Telecom Corp., Ltd., Class H..........................  3,440,000   1,782,888
    China Unicom Hong Kong, Ltd.................................  4,736,000   5,623,397
    China Unicom Hong Kong, Ltd., ADR...........................    508,463   6,035,456
    China Vanke Co., Ltd., Class H..............................  1,335,700   5,168,090
    Chongqing Rural Commercial Bank Co., Ltd., Class H..........  3,392,000   1,984,204
    CIFI Holdings Group Co., Ltd................................    626,000     415,980
    CITIC Securities Co., Ltd., Class H.........................  1,616,000   3,502,729
    CITIC, Ltd..................................................  2,553,000   3,717,816
    CNOOC, Ltd..................................................  1,832,000   3,327,523
    CNOOC, Ltd., Sponsored ADR..................................    104,426  18,972,116
*   COSCO SHIPPING Development Co., Ltd., Class H...............  1,035,000     139,950
*   COSCO SHIPPING Holdings Co., Ltd., Class H..................  3,060,000   1,423,472
    Country Garden Holdings Co., Ltd............................  7,976,686  12,854,082
*   Country Garden Services Holdings Co., Ltd...................    542,492   1,002,002
    CRRC Corp., Ltd., Class H...................................  2,686,000   2,346,399

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
    CSC Financial Co., Ltd., Class H............................    542,500 $   463,151
    CSPC Pharmaceutical Group, Ltd..............................  5,148,000   9,936,826
*   Ctrip.com International, Ltd., ADR..........................     60,207   2,652,118
    Dali Foods Group Co., Ltd...................................  1,145,500     813,551
    Dalian Port PDA Co., Ltd., Class H..........................    155,000      19,975
    Datang International Power Generation Co., Ltd., Class H....  2,836,000     734,229
    Dongfeng Motor Group Co., Ltd., Class H.....................  3,018,000   2,932,040
    ENN Energy Holdings, Ltd....................................    709,600   6,706,416
#   Everbright Securities Co., Ltd., Class H....................    129,400     124,312
    Fosun International, Ltd....................................  1,692,222   2,628,702
    Fullshare Holdings, Ltd.....................................  4,520,000     507,106
    Fuyao Glass Industry Group Co., Ltd., Class H...............    716,400   2,519,808
    Geely Automobile Holdings, Ltd..............................  5,029,000  10,130,327
    GF Securities Co., Ltd., Class H............................  1,142,800   1,547,118
#   Great Wall Motor Co., Ltd., Class H.........................  5,681,500   4,626,450
    Guangdong Investment, Ltd...................................  1,340,000   2,506,694
    Guangshen Railway Co., Ltd., Sponsored ADR..................     27,353     501,927
    Guangzhou Automobile Group Co., Ltd., Class H...............  2,175,162   2,342,708
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.,
      Class H...................................................    168,000     871,917
#   Guangzhou R&F Properties Co., Ltd., Class H.................  2,051,600   4,081,427
    Guotai Junan Securities Co., Ltd., Class H..................    302,400     646,040
    Haier Electronics Group Co., Ltd............................  1,372,000   3,922,455
    Haitian International Holdings, Ltd.........................     43,000     107,827
    Haitong Securities Co., Ltd., Class H.......................  2,657,600   3,427,491
    Hanergy Thin Film Power Group, Ltd..........................  5,416,000   2,588,976
    Hengan International Group Co., Ltd.........................    853,000   7,499,596
    Huadian Power International Corp., Ltd., Class H............  1,738,000     742,566
    Huaneng Power International, Inc., Sponsored ADR............     33,132     842,547
    Huaneng Power International, Inc., Class H..................  1,598,000   1,022,968
    Huatai Securities Co., Ltd., Class H........................  1,105,800   2,084,013
    Huishang Bank Corp., Ltd., Class H..........................    800,800     342,774
    Industrial & Commercial Bank of China, Ltd., Class H........ 37,297,185  28,053,442
*   JD.com, Inc., ADR...........................................    302,812   9,166,119
    Jiangsu Expressway Co., Ltd., Class H.......................  1,192,000   1,697,447
    Jiangxi Copper Co., Ltd., Class H...........................  1,322,000   1,753,594
    Jiayuan International Group, Ltd............................    142,000      63,554
    Kingboard Holdings, Ltd.....................................    336,000   1,095,518
    Kunlun Energy Co., Ltd......................................  5,458,000   5,773,244
    Lee & Man Paper Manufacturing, Ltd..........................    755,000     612,826
    Legend Holdings Corp., Class H..............................    337,700     921,130
    Lenovo Group, Ltd........................................... 10,679,278   9,896,187
    Logan Property Holdings Co., Ltd............................  2,282,000   3,631,505
    Longfor Group Holdings, Ltd.................................  1,986,000   7,343,279
    Maanshan Iron & Steel Co., Ltd., Class H....................  1,996,000     920,072
    Metallurgical Corp. of China, Ltd., Class H.................  2,643,000     731,580
    Minth Group, Ltd............................................     76,000     240,272
    Momo, Inc., Sponsored ADR...................................    142,815   5,008,522
    NetEase, Inc., ADR..........................................     51,056  14,526,964
    New China Life Insurance Co., Ltd., Class H.................    465,300   2,580,554
*   New Oriental Education & Technology Group, Inc., Sponsored
      ADR.......................................................     25,455   2,429,934
    Nexteer Automotive Group, Ltd...............................    331,000     519,023
    Nine Dragons Paper Holdings, Ltd............................  3,616,000   3,346,747
    Orient Securities Co., Ltd., Class H........................    778,800     563,254
    People's Insurance Co. Group of China, Ltd. (The), Class H..  5,449,000   2,231,303
    PetroChina Co., Ltd., ADR...................................    118,623   7,507,650
    PetroChina Co., Ltd., Class H...............................  3,056,000   1,937,179
    PICC Property & Casualty Co., Ltd., Class H.................  6,075,198   6,825,666
    Ping An Insurance Group Co. of China, Ltd., Class H.........  3,690,000  44,666,184
    Postal Savings Bank of China Co., Ltd., Class H.............    958,000     582,972

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES      VALUE>>
                                                                  --------- --------------
CHINA -- (Continued)
     Red Star Macalline Group Corp., Ltd., Class H...............   350,809 $      332,622
# *  Semiconductor Manufacturing International Corp.............. 3,574,600      3,827,356
# *  Semiconductor Manufacturing International Corp., ADR........     8,235         43,893
#    Shanghai Electric Group Co., Ltd., Class H.................. 2,292,000        894,665
     Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H......   511,500      1,759,344
     Shanghai Pharmaceuticals Holding Co., Ltd., Class H.........   723,000      1,514,113
     Shenzhen International Holdings, Ltd........................   270,500        584,715
     Shenzhou International Group Holdings, Ltd..................   574,000      7,715,033
     Shimao Property Holdings, Ltd............................... 2,297,871      7,003,916
     Sino Biopharmaceutical, Ltd................................. 7,435,000      7,158,320
     Sinopec Engineering Group Co., Ltd., Class H................   762,000        736,874
     Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR.....     7,417        332,897
     Sinopec Shanghai Petrochemical Co., Ltd., Class H........... 5,113,000      2,315,824
     Sinopharm Group Co., Ltd., Class H.......................... 1,034,000      4,063,928
#    Sinotruk Hong Kong, Ltd..................................... 1,021,000      2,216,427
     Sun Art Retail Group, Ltd................................... 2,963,500      2,589,903
     Sunac China Holdings, Ltd................................... 2,940,000     15,151,586
     Sunny Optical Technology Group Co., Ltd.....................   581,700      7,115,994
     Tencent Holdings, Ltd....................................... 3,697,300    182,231,202
     Tingyi Cayman Islands Holding Corp.......................... 3,242,000      5,338,693
     TravelSky Technology, Ltd., Class H.........................   963,000      2,476,902
     Tsingtao Brewery Co., Ltd., Class H.........................   320,000      2,041,293
     United Energy Group, Ltd.................................... 3,164,000        593,349
     Want Want China Holdings, Ltd............................... 6,644,000      5,274,892
# *  Weibo Corp., Sponsored ADR..................................     7,032        481,692
     Weichai Power Co., Ltd., Class H............................ 3,524,800      5,771,283
#    Xinjiang Goldwind Science & Technology Co., Ltd., Class H...   788,159        860,814
     Yanzhou Coal Mining Co., Ltd., Class H...................... 3,460,000      3,693,950
     Yum China Holdings, Inc.....................................   110,332      5,245,183
*    YY, Inc., ADR...............................................    16,883      1,428,471
     Zhejiang Expressway Co., Ltd., Class H......................   904,000        969,626
     Zhongsheng Group Holdings, Ltd.............................. 1,061,500      2,792,542
     Zhuzhou CRRC Times Electric Co., Ltd., Class H..............   476,700      2,421,723
     Zijin Mining Group Co., Ltd., Class H....................... 7,745,000      3,025,524
     Zoomlion Heavy Industry Science and Technology Co., Ltd.,
       Class H...................................................   724,400        425,192
*    ZTE Corp., Class H..........................................   319,685      1,019,130
                                                                            --------------
TOTAL CHINA......................................................            1,094,309,844
                                                                            --------------
COLOMBIA -- (0.4%)
     Banco de Bogota SA..........................................    51,765      1,102,783
     Bancolombia SA, Sponsored ADR...............................   111,500      5,655,280
     Bancolombia SA..............................................   248,044      3,022,635
     Cementos Argos SA...........................................   306,742        765,610
     Ecopetrol SA, Sponsored ADR.................................   145,775      2,695,380
     Ecopetrol SA................................................ 3,327,922      3,072,403
     Grupo Argos SA..............................................   289,800      1,649,214
     Grupo Aval Acciones y Valores SA, ADR.......................    81,955        644,166
     Grupo de Inversiones Suramericana SA........................   272,860      3,038,107
*    Grupo Energia Bogota SA ESP.................................   936,969        646,236
     Grupo Nutresa SA............................................   171,224      1,419,254
     Interconexion Electrica SA ESP..............................   600,993      2,940,604
                                                                            --------------
TOTAL COLOMBIA...................................................               26,651,672
                                                                            --------------
CZECH REPUBLIC -- (0.2%)
     CEZ A.S.....................................................   305,092      7,106,399
     Komercni banka A.S..........................................    51,559      1,955,943
     Moneta Money Bank A.S.......................................    44,477        142,563
     O2 Czech Republic A.S.......................................    70,083        763,211

THE EMERGING MARKETS SERIES
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CZECH REPUBLIC -- (Continued)
    Philip Morris CR A.S........................................       755 $   452,873
                                                                           -----------
TOTAL CZECH REPUBLIC............................................            10,420,989
                                                                           -----------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR............. 1,751,028   7,674,996
    Commercial International Bank Egypt S.A.E., GDR.............   110,141     481,867
*   Egyptian Financial Group-Hermes Holding Co., GDR............    33,850      60,591
*   Egyptian Financial Group-Hermes Holding Co., GDR............    17,482      31,472
                                                                           -----------
TOTAL EGYPT.....................................................             8,248,926
                                                                           -----------
GREECE -- (0.3%)
    Aegean Airlines SA..........................................     4,877      46,118
*   Alpha Bank AE...............................................   105,217     163,810
*   Eurobank Ergasias SA........................................   290,840     243,675
*   FF Group....................................................    12,618      28,390
    Hellenic Petroleum SA.......................................   109,986   1,020,294
    Hellenic Telecommunications Organization SA.................   340,319   4,726,657
    JUMBO SA....................................................   168,373   3,072,979
    Motor Oil Hellas Corinth Refineries SA......................    96,253   2,454,659
*   National Bank of Greece SA..................................   226,062     497,355
    OPAP SA.....................................................   278,698   3,007,478
*   Piraeus Bank SA.............................................    11,341      23,120
    Terna Energy SA.............................................    69,082     539,626
    Titan Cement Co. SA.........................................    61,385   1,330,894
                                                                           -----------
TOTAL GREECE....................................................            17,155,055
                                                                           -----------
HUNGARY -- (0.5%)
    MOL Hungarian Oil & Gas P.L.C............................... 1,279,647  14,735,985
    OTP Bank P.L.C..............................................   262,272  11,663,491
    Richter Gedeon Nyrt.........................................   151,458   3,005,188
                                                                           -----------
TOTAL HUNGARY...................................................            29,404,664
                                                                           -----------
INDIA -- (13.6%)
*   3M India, Ltd...............................................     1,473     485,528
*   5Paisa Capital, Ltd.........................................     4,048      16,744
    ABB India, Ltd..............................................    42,536     902,823
    ACC, Ltd....................................................    89,253   2,094,474
    Adani Enterprises, Ltd......................................   274,364     499,708
*   Adani Gas, Ltd..............................................   274,364     520,632
*   Adani Green Energy, Ltd.....................................   208,791     119,417
    Adani Ports & Special Economic Zone, Ltd.................... 1,059,392   5,967,607
*   Adani Power, Ltd............................................ 1,288,677     825,862
*   Adani Transmissions, Ltd....................................   323,333   1,013,826
*   Aditya Birla Capital, Ltd...................................   895,470   1,257,513
*   Aditya Birla Fashion and Retail, Ltd........................   411,628   1,288,987
    AIA Engineering, Ltd........................................    15,720     409,364
    Ambuja Cements, Ltd.........................................   819,644   2,595,900
    Apollo Hospitals Enterprise, Ltd............................   106,015   1,859,108
    Apollo Tyres, Ltd...........................................    79,582     235,001
    Ashok Leyland, Ltd.......................................... 3,332,094   4,173,783
    Asian Paints, Ltd...........................................   448,324   9,436,610
    Astral Polytechnik, Ltd.....................................     7,001     124,861
    Aurobindo Pharma, Ltd.......................................   652,018   7,658,331
*   Avenue Supermarts, Ltd......................................    16,071     298,067
*   Axis Bank, Ltd.............................................. 1,624,999  17,870,516
    Bajaj Auto, Ltd.............................................   152,968   6,574,098
    Bajaj Finance, Ltd..........................................   249,497  11,123,179

THE EMERGING MARKETS SERIES
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Bajaj Finserv, Ltd..........................................    46,272 $ 5,001,736
    Bajaj Holdings & Investment, Ltd............................    65,332   2,902,395
    Balkrishna Industries, Ltd..................................   135,519   1,784,735
*   Bank of Baroda..............................................   932,221   1,562,632
    Bata India, Ltd.............................................    31,465     658,362
    Bayer CropScience, Ltd......................................     3,410     205,819
    Berger Paints India, Ltd....................................   372,075   1,722,595
    Bharat Electronics, Ltd..................................... 1,847,465   2,312,101
    Bharat Forge, Ltd...........................................   405,941   2,748,665
    Bharat Heavy Electricals, Ltd............................... 1,489,333   1,512,988
    Bharat Petroleum Corp., Ltd.................................   829,380   4,545,032
    Bharti Airtel, Ltd.......................................... 2,008,582   9,233,966
    Bharti Infratel, Ltd........................................   472,935   1,785,677
    Biocon, Ltd.................................................   128,660   1,100,374
    Bosch, Ltd..................................................     6,941   1,796,509
    Britannia Industries, Ltd...................................    63,182   2,632,730
    Cadila Healthcare, Ltd......................................   462,720   2,182,296
*   Canara Bank.................................................   283,414   1,058,171
    Castrol India, Ltd..........................................   499,613   1,100,146
    Cholamandalam Investment and Finance Co., Ltd...............   112,767   2,249,995
    Cipla, Ltd..................................................   555,658   4,497,535
    City Union Bank, Ltd........................................    91,754     269,097
    Coal India, Ltd.............................................   745,896   2,708,059
    Colgate-Palmolive India, Ltd................................   115,396   2,007,809
    Container Corp. Of India, Ltd...............................   312,698   2,224,579
    Coromandel International, Ltd...............................     5,122      31,889
    Crompton Greaves Consumer Electricals, Ltd..................     6,221      21,237
    Cummins India, Ltd..........................................    97,690   1,015,956
    Dabur India, Ltd............................................   743,476   4,251,134
    Dewan Housing Finance Corp., Ltd............................   360,475     688,628
    Divi's Laboratories, Ltd....................................   118,905   2,983,463
    DLF, Ltd....................................................   786,711   1,946,839
    Dr Reddy's Laboratories, Ltd., ADR..........................   148,465   6,219,199
    Dr Reddy's Laboratories, Ltd................................    71,015   2,989,089
    Edelweiss Financial Services, Ltd...........................   878,090   1,879,906
    Eicher Motors, Ltd..........................................    20,610   6,026,820
    Emami, Ltd..................................................   180,662     998,927
    Endurance Technologies, Ltd.................................    12,854     218,619
    Exide Industries, Ltd.......................................   403,542   1,241,573
    Federal Bank, Ltd........................................... 2,661,927   3,554,810
*   Future Retail, Ltd..........................................   173,866   1,041,570
    GAIL India, Ltd............................................. 1,127,882   5,760,047
    GAIL India, Ltd., GDR.......................................    51,184   1,569,748
    General Insurance Corp. of India............................     3,917      13,514
    Gillette India, Ltd.........................................     1,424     155,797
    GlaxoSmithKline Consumer Healthcare, Ltd....................    13,803   1,447,720
    GlaxoSmithKline Pharmaceuticals, Ltd........................    27,076     498,781
    Glenmark Pharmaceuticals, Ltd...............................   177,039   1,614,589
    Godrej Consumer Products, Ltd...............................   506,589   4,752,354
    Godrej Industries, Ltd......................................   102,233     758,183
*   Godrej Properties, Ltd......................................    20,013     235,633
    Graphite India, Ltd.........................................    47,786     264,100
    Grasim Industries, Ltd......................................   377,779   4,892,885
    GRUH Finance, Ltd...........................................   249,522   1,141,227
    Havells India, Ltd..........................................   234,115   2,605,621
    HCL Technologies, Ltd.......................................   862,054  14,630,281
    HDFC Bank, Ltd.............................................. 1,383,984  46,006,901
    HEG, Ltd....................................................     9,287     216,666
    Hero MotoCorp, Ltd..........................................    85,976   3,097,456

THE EMERGING MARKETS SERIES
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Hindalco Industries, Ltd.................................... 2,322,605 $ 6,870,145
    Hindustan Petroleum Corp., Ltd..............................   726,814   3,058,878
    Hindustan Unilever, Ltd.....................................   992,915  25,013,151
    Honeywell Automation India, Ltd.............................       255      88,334
    Housing Development Finance Corp., Ltd...................... 1,308,824  37,558,103
    ICICI Bank, Ltd., Sponsored ADR............................. 1,010,599  11,571,353
    ICICI Lombard General Insurance Co., Ltd....................    48,718     761,603
    ICICI Prudential Life Insurance Co., Ltd....................   237,801   1,259,237
*   IDFC First Bank, Ltd........................................ 2,686,862   1,920,355
    IIFL Holdings, Ltd..........................................   120,008     743,874
    Indiabulls Housing Finance, Ltd.............................   888,168   8,828,967
    Indiabulls Ventures, Ltd....................................   103,518     439,158
*   Indian Bank.................................................   114,252     415,607
    Indian Hotels Co., Ltd. (The)...............................   149,470     330,967
    Indian Oil Corp., Ltd....................................... 1,482,131   3,384,207
    Indraprastha Gas, Ltd.......................................   274,014   1,229,141
    IndusInd Bank, Ltd..........................................   173,449   3,992,808
    Info Edge India, Ltd........................................    29,418     817,717
    Infosys, Ltd., Sponsored ADR................................ 1,695,776  18,246,550
    Infosys, Ltd................................................ 3,610,458  38,758,739
    InterGlobe Aviation, Ltd....................................   133,462   2,907,830
    ITC, Ltd.................................................... 4,651,620  20,171,803
*   Jindal Steel & Power, Ltd................................... 1,051,483   2,694,349
    JSW Steel, Ltd.............................................. 2,677,650  11,935,549
    Jubilant Foodworks, Ltd.....................................   107,404   2,056,247
    Kansai Nerolac Paints, Ltd..................................   127,527     806,719
    Kotak Mahindra Bank, Ltd....................................   538,866  10,734,568
    L&T Finance Holdings, Ltd................................... 1,403,145   2,640,362
    Larsen & Toubro Infotech, Ltd...............................    76,384   1,878,559
    Larsen & Toubro, Ltd........................................   562,297  10,896,976
    LIC Housing Finance, Ltd....................................   915,481   6,535,507
    Lupin, Ltd..................................................   490,576   6,145,278
    Mahindra & Mahindra Financial Services, Ltd.................   539,797   3,096,178
    Mahindra & Mahindra, Ltd....................................   947,433   8,802,313
    Mangalore Refinery & Petrochemicals, Ltd....................   285,511     299,465
    Marico, Ltd.................................................   748,884   3,873,842
    Maruti Suzuki India, Ltd....................................   138,331  13,199,522
    Mindtree, Ltd...............................................   189,573   2,671,744
    Motherson Sumi Systems, Ltd................................. 1,437,389   3,031,087
    Motilal Oswal Financial Services, Ltd.......................    23,089     235,353
    Mphasis, Ltd................................................   170,865   2,369,580
    MRF, Ltd....................................................     2,969   2,268,756
    Muthoot Finance, Ltd........................................   360,148   3,092,329
    Natco Pharma, Ltd...........................................     5,022      39,004
    NBCC India, Ltd.............................................   239,532     199,873
    Nestle India, Ltd...........................................    37,106   5,798,744
    NHPC, Ltd................................................... 3,026,547   1,016,385
    NTPC, Ltd................................................... 1,784,906   3,426,496
    Oberoi Realty, Ltd..........................................    85,041     620,091
    Odisha Cement, Ltd..........................................    78,770   1,295,973
    Oil & Natural Gas Corp., Ltd................................   974,121   2,371,651
    Oil India, Ltd..............................................   345,413     903,844
    Oracle Financial Services Software, Ltd.....................    36,515   1,848,231
    Page Industries, Ltd........................................     6,472   2,158,182
    Petronet LNG, Ltd........................................... 1,989,103   6,870,881
    Pfizer, Ltd.................................................     2,325     105,374
    PI Industries, Ltd..........................................       805      12,155
    Pidilite Industries, Ltd....................................   195,176   3,457,196
    Piramal Enterprises, Ltd....................................   119,497   4,040,528

THE EMERGING MARKETS SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
INDIA -- (Continued)
     PNB Housing Finance, Ltd....................................     26,993 $    274,985
     Power Finance Corp., Ltd....................................  1,462,437    2,424,201
     Power Grid Corp. of India, Ltd..............................  1,910,627    5,125,461
     Procter & Gamble Hygiene & Health Care, Ltd.................     10,744    1,578,662
*    Punjab National Bank........................................  1,362,458    1,666,122
     Rajesh Exports, Ltd.........................................    161,667    1,557,373
     Ramco Cements, Ltd. (The)...................................     96,533    1,073,614
     RBL Bank, Ltd...............................................    362,712    3,525,090
     REC, Ltd....................................................  2,124,950    4,502,009
     Reliance Industries, Ltd....................................  3,145,620   63,001,853
     Reliance Industries, Ltd., GDR..............................      3,374      135,129
     Sanofi India, Ltd...........................................        529       42,643
     SBI Life Insurance Co., Ltd.................................     26,108      240,407
     Shree Cement, Ltd...........................................     10,928    3,107,463
     Shriram Transport Finance Co., Ltd..........................    342,689    5,469,217
     Siemens, Ltd................................................     82,309    1,387,626
     SRF, Ltd....................................................      7,970      293,955
*    State Bank of India.........................................  1,485,493    6,650,430
*    Steel Authority of India, Ltd...............................    899,628      722,064
     Sun Pharmaceutical Industries, Ltd..........................    747,796    4,901,227
     Sun TV Network, Ltd.........................................    154,048    1,272,630
     Sundaram Finance Holdings, Ltd..............................     27,690       31,872
     Sundaram Finance, Ltd.......................................     46,405      962,308
     Supreme Industries, Ltd.....................................      3,625       59,544
     Tata Chemicals, Ltd.........................................    100,083      828,501
     Tata Communications, Ltd....................................    109,030      887,484
     Tata Consultancy Services, Ltd..............................  1,381,009   44,807,519
     Tata Global Beverages, Ltd..................................    335,765    1,009,782
# *  Tata Motors, Ltd., Sponsored ADR............................     41,094      632,848
*    Tata Motors, Ltd............................................  4,224,425   13,042,587
     Tata Power Co., Ltd. (The)..................................  1,856,520    1,806,700
     Tata Steel, Ltd.............................................    841,300    6,769,412
     Tech Mahindra, Ltd..........................................    939,022   11,291,990
     Titan Co., Ltd..............................................    364,783    6,090,957
     Torrent Pharmaceuticals, Ltd................................    105,606    2,733,726
     TVS Motor Co., Ltd..........................................    131,305      922,739
     UltraTech Cement, Ltd.......................................     79,522    5,279,619
     United Breweries, Ltd.......................................     88,189    1,800,058
*    United Spirits, Ltd.........................................    345,436    2,787,070
     UPL, Ltd....................................................  1,089,936   15,182,633
     Vadafone Idea, Ltd.......................................... 12,766,215    2,835,764
     Vakrangee, Ltd..............................................     90,055       81,351
     Vedanta, Ltd................................................  4,103,469    9,881,279
     Vodafone Idea, Ltd..........................................  5,576,048    1,230,508
     Voltas, Ltd.................................................    141,440    1,226,774
     Whirlpool of India, Ltd.....................................     13,680      273,666
     Wipro, Ltd..................................................  1,877,725    8,069,303
     Yes Bank, Ltd...............................................  3,352,181    8,040,031
     Zee Entertainment Enterprises, Ltd..........................    890,630    5,566,882
                                                                             ------------
TOTAL INDIA......................................................             846,809,590
                                                                             ------------
INDONESIA -- (2.7%)
     Ace Hardware Indonesia Tbk PT...............................  5,621,000      651,242
     Adaro Energy Tbk PT......................................... 56,601,000    5,192,459
     Astra Agro Lestari Tbk PT...................................  1,255,245      958,170
     Astra International Tbk PT.................................. 22,239,310   11,905,111
     Bank Central Asia Tbk PT....................................  8,457,600   17,084,977
     Bank Danamon Indonesia Tbk PT...............................  4,749,479    2,951,145
     Bank Mandiri Persero Tbk PT................................. 15,448,034    8,416,149

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDONESIA -- (Continued)
    Bank Negara Indonesia Persero Tbk PT........................ 13,179,322 $  8,894,168
*   Bank Pan Indonesia Tbk PT...................................  3,188,400      289,766
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........  1,514,200      215,925
*   Bank Permata Tbk PT.........................................  7,825,200      516,546
    Bank Rakyat Indonesia Persero Tbk PT........................ 63,168,800   19,421,570
    Bank Tabungan Negara Persero Tbk PT.........................  9,133,700    1,626,453
    Barito Pacific Tbk PT....................................... 12,319,700    3,486,401
    Bayan Resources Tbk PT......................................     79,500       97,124
    Bukit Asam Tbk PT...........................................  8,340,900    2,320,463
*   Bumi Serpong Damai Tbk PT................................... 14,811,100    1,493,010
    Charoen Pokphand Indonesia Tbk PT........................... 11,695,400    4,329,116
    Gudang Garam Tbk PT.........................................    812,100    4,818,841
    Indah Kiat Pulp & Paper Corp. Tbk PT........................  4,970,400    2,583,859
    Indo Tambangraya Megah Tbk PT...............................    623,300      841,732
    Indocement Tunggal Prakarsa Tbk PT..........................  1,672,900    2,586,907
    Indofood CBP Sukses Makmur Tbk PT...........................  3,456,800    2,361,936
    Indofood Sukses Makmur Tbk PT............................... 14,411,400    7,036,555
    Indosat Tbk PT..............................................  1,720,800      315,341
    Japfa Comfeed Indonesia Tbk PT..............................  1,452,100      159,128
    Jasa Marga Persero Tbk PT...................................  3,871,113    1,658,807
    Kalbe Farma Tbk PT.......................................... 27,775,800    3,013,523
    Matahari Department Store Tbk PT............................  3,036,900      869,512
    Mayora Indah Tbk PT......................................... 18,503,625    3,377,791
    Media Nusantara Citra Tbk PT................................  6,042,300      398,897
*   Mitra Keluarga Karyasehat Tbk PT............................  2,587,500      392,068
    Pabrik Kertas Tjiwi Kimia Tbk PT............................    493,400      349,216
    Pakuwon Jati Tbk PT......................................... 46,392,900    2,327,193
    Perusahaan Gas Negara Persero Tbk........................... 14,270,600    2,325,935
    Sarana Menara Nusantara Tbk PT.............................. 15,733,500      856,200
    Semen Baturaja Persero Tbk PT...............................  1,298,200       89,312
    Semen Indonesia Persero Tbk PT..............................  4,499,500    4,271,320
    Sinar Mas Agro Resources & Technology Tbk PT................  1,035,900      267,804
*   Smartfren Telecom Tbk PT.................................... 16,517,200      361,791
    Surya Citra Media Tbk PT....................................  8,971,800    1,171,353
    Telekomunikasi Indonesia Persero Tbk PT..................... 37,216,900    9,910,386
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR......    196,768    5,263,544
*   Totalindo Eka Persada Tbk PT................................    722,000       34,964
    Tower Bersama Infrastructure Tbk PT.........................  2,333,400      647,549
    Unilever Indonesia Tbk PT...................................  2,015,700    6,437,659
    United Tractors Tbk PT......................................  4,272,296    8,158,505
*   Vale Indonesia Tbk PT.......................................  4,292,200      920,020
    Waskita Karya Persero Tbk PT................................ 15,857,379    2,364,474
*   XL Axiata Tbk PT............................................ 12,061,400    2,473,106
                                                                            ------------
TOTAL INDONESIA.................................................             168,495,023
                                                                            ------------
MALAYSIA -- (2.9%)
    AFFIN Bank Bhd..............................................    538,890      292,104
#   AirAsia Group Bhd...........................................  6,063,200    4,005,381
    Alliance Bank Malaysia Bhd..................................  1,892,200    1,859,291
    AMMB Holdings Bhd...........................................  3,674,859    3,972,870
    Astro Malaysia Holdings Bhd.................................  2,812,500      986,909
    Axiata Group Bhd............................................  4,573,695    4,394,232
    Batu Kawan Bhd..............................................    105,400      428,331
    BIMB Holdings Bhd...........................................  1,193,855    1,339,921
    Boustead Holdings Bhd.......................................    264,800       81,999
    British American Tobacco Malaysia Bhd.......................    247,500    2,088,180
    Bursa Malaysia Bhd..........................................    406,600      663,834
    Carlsberg Brewery Malaysia Bhd, Class B.....................     35,900      219,382
    CIMB Group Holdings Bhd.....................................  4,938,173    6,298,409

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
MALAYSIA -- (Continued)
    Dialog Group Bhd............................................  1,487,318 $  1,157,754
    DiGi.Com Bhd................................................  5,082,520    5,654,688
*   FGV Holdings Bhd............................................  3,312,000      999,948
    Fraser & Neave Holdings Bhd.................................    118,800    1,003,066
    Gamuda Bhd..................................................  2,962,200    2,507,461
    Genting Bhd.................................................  5,238,500    8,924,013
    Genting Malaysia Bhd........................................  4,360,000    3,355,761
#   Genting Plantations Bhd.....................................    415,400    1,054,197
    HAP Seng Consolidated Bhd...................................    973,700    2,328,015
#   Hartalega Holdings Bhd......................................  2,213,600    2,694,217
    Heineken Malaysia Bhd.......................................     44,800      265,549
    Hong Leong Bank Bhd.........................................    446,566    2,159,771
    Hong Leong Financial Group Bhd..............................    667,383    3,102,288
    IHH Healthcare Bhd..........................................  1,798,500    2,419,161
    IJM Corp. Bhd...............................................  5,975,162    3,382,877
    Inari Amertron Bhd..........................................  3,266,200    1,368,387
    IOI Corp. Bhd...............................................  3,070,405    3,346,496
#   IOI Properties Group Bhd....................................  2,847,529      943,986
    Kuala Lumpur Kepong Bhd.....................................    692,500    4,148,332
    Lotte Chemical Titan Holding Bhd............................      9,800        8,374
    Malayan Banking Bhd.........................................  4,762,143   10,655,785
    Malaysia Airports Holdings Bhd..............................  2,790,541    5,153,729
    Malaysia Building Society Bhd...............................  3,920,810      944,067
    Maxis Bhd...................................................  2,881,400    3,736,348
    MISC Bhd....................................................  2,133,598    3,564,433
    MMC Corp. Bhd...............................................  1,596,500      405,494
    Nestle Malaysia Bhd.........................................     44,500    1,571,388
    Petronas Chemicals Group Bhd................................  3,389,400    7,379,073
    Petronas Dagangan Bhd.......................................    307,800    1,801,299
    Petronas Gas Bhd............................................    890,500    3,810,320
    PPB Group Bhd...............................................    947,980    4,292,922
#   Press Metal Aluminium Holdings Bhd..........................  1,919,800    2,207,505
    Public Bank Bhd.............................................  3,656,014   19,903,116
    QL Resources Bhd............................................    831,990    1,371,788
    RHB Bank Bhd................................................  1,697,005    2,448,045
*   Sapura Energy Bhd...........................................  1,536,800      120,461
    Sime Darby Bhd..............................................  4,705,061    2,642,763
    Sime Darby Plantation Bhd...................................  3,100,461    3,864,847
    Sime Darby Property Bhd.....................................  3,068,061      823,857
    SP Setia Bhd Group..........................................  1,667,711      915,347
#   Sunway Bhd..................................................  3,620,874    1,463,525
#   Telekom Malaysia Bhd........................................  1,604,564    1,130,416
    Tenaga Nasional Bhd.........................................  3,718,850   11,067,788
#   Top Glove Corp. Bhd.........................................  2,541,300    2,995,041
    UMW Holdings Bhd............................................    936,466    1,235,562
    United Plantations Bhd......................................     46,700      301,858
    Westports Holdings Bhd......................................  1,630,900    1,502,078
    YTL Corp. Bhd............................................... 13,545,299    3,696,800
    YTL Power International Bhd.................................  2,843,597      611,861
                                                                            ------------
TOTAL MALAYSIA..................................................             179,072,700
                                                                            ------------
MEXICO -- (3.6%)
    Alfa S.A.B. de C.V., Class A................................ 11,166,689   11,250,479
    America Movil S.A.B. de C.V., Sponsored ADR, Class L........    109,448    1,616,547
#   America Movil S.A.B. de C.V., Series L...................... 48,207,854   35,778,745
    Arca Continental S.A.B. de C.V..............................    697,902    3,968,868
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR.............................    122,692    1,034,294

THE EMERGING MARKETS SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
MEXICO -- (Continued)
     Banco Santander Mexico SA Institucion de Banca Multiple
       Grupo Financiero Santand, Class B.........................  2,874,373 $  4,826,063
#    Becle S.A.B. de C.V.........................................    789,596    1,218,688
# *  Cemex S.A.B. de C.V......................................... 24,758,419   11,466,494
     Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............     25,753    1,651,282
     Coca-Cola Femsa S.A.B. de C.V...............................    390,519    2,483,880
     El Puerto de Liverpool S.A.B. de C.V........................    293,210    1,896,811
#    Fomento Economico Mexicano S.A.B. de C.V....................  1,232,252   12,043,183
#    Gruma S.A.B. de C.V., Class B...............................    573,607    5,733,725
     Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR........     13,641    1,382,788
#    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....    533,221    5,403,160
     Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........     32,374    5,327,142
#    Grupo Bimbo S.A.B. de C.V., Class A.........................  2,617,893    5,813,627
     Grupo Carso S.A.B. de C.V., Series A1.......................    793,269    3,079,722
#    Grupo Elektra S.A.B. de C.V.................................     95,655    5,096,151
     Grupo Financiero Banorte S.A.B. de C.V......................  2,860,580   18,125,193
     Grupo Financiero Inbursa S.A.B. de C.V......................  3,950,124    6,036,322
     Grupo Lala S.A.B. de C.V....................................    676,654      904,454
#    Grupo Mexico S.A.B. de C.V., Series B.......................  6,360,255   18,670,369
     Grupo Televisa S.A.B., Sponsored ADR........................    202,737    2,055,753
#    Grupo Televisa S.A.B., Series CPO...........................  3,716,830    7,571,783
# *  Impulsora del Desarrollo y el Empleo en America Latina
       S.A.B. de C.V.............................................  2,300,948    4,259,565
#    Industrias Penoles S.A.B. de C.V............................    374,851    4,310,507
     Infraestructura Energetica Nova S.A.B. de C.V...............    759,365    3,318,611
     Kimberly-Clark de Mexico S.A.B. de C.V., Class A............  2,758,212    4,763,427
     Megacable Holdings S.A.B. de C.V............................    250,780    1,101,923
#    Mexichem S.A.B. de C.V......................................  3,426,482    7,958,117
*    Organizacion Soriana S.A.B. de C.V., Class B................  1,059,965    1,283,739
#    Promotora y Operadora de Infraestructura S.A.B. de C.V......    284,767    2,890,217
     Wal-Mart de Mexico S.A.B. de C.V............................  7,198,435   21,149,811
                                                                             ------------
TOTAL MEXICO.....................................................             225,471,440
                                                                             ------------
PERU -- (0.3%)
     Cementos Pacasmayo SAA, ADR.................................     15,158      144,004
     Cia de Minas Buenaventura SAA, ADR..........................    125,122    2,028,228
     Credicorp, Ltd..............................................     70,995   16,818,715
     Grana y Montero SAA, Sponsored ADR..........................    108,988      392,357
                                                                             ------------
TOTAL PERU.......................................................              19,383,304
                                                                             ------------
PHILIPPINES -- (1.4%)
     Aboitiz Equity Ventures, Inc................................  2,290,670    2,445,439
     Aboitiz Power Corp..........................................  1,962,800    1,421,081
     Alliance Global Group, Inc..................................  9,328,900    2,678,501
     Ayala Corp..................................................    321,242    5,572,217
     Ayala Land, Inc.............................................  9,812,818    9,232,028
     Bank of the Philippine Islands..............................  1,087,292    1,771,526
     BDO Unibank, Inc............................................  1,553,962    4,000,799
     Bloomberry Resorts Corp.....................................  1,369,000      334,829
     DMCI Holdings, Inc.......................................... 12,758,800    2,733,118
     Emperador, Inc..............................................  1,850,900      263,980
     Globe Telecom, Inc..........................................     65,910    2,252,786
     GT Capital Holdings, Inc....................................    155,895    2,589,950
     International Container Terminal Services, Inc..............  1,859,110    4,510,271
     JG Summit Holdings, Inc.....................................  3,900,510    4,938,843
     Jollibee Foods Corp.........................................    639,740    3,739,512
     LT Group, Inc...............................................  4,703,300    1,448,179
     Manila Electric Co..........................................    295,630    2,187,156
     Megaworld Corp.............................................. 27,678,000    2,975,688

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
PHILIPPINES -- (Continued)
    Metro Pacific Investments Corp.............................. 20,451,700 $ 1,793,981
    Metropolitan Bank & Trust Co................................  1,471,167   2,097,229
*   Philippine National Bank....................................     43,048      43,358
#   PLDT, Inc., Sponsored ADR...................................    121,988   2,885,016
    PLDT, Inc...................................................    117,390   2,769,370
    Puregold Price Club, Inc....................................  2,074,700   1,669,979
    Robinsons Land Corp.........................................  3,184,682   1,496,240
    Robinsons Retail Holdings, Inc..............................    541,860     811,009
    San Miguel Corp.............................................  1,462,960   5,070,460
    Security Bank Corp..........................................    429,970   1,485,422
    Semirara Mining & Power Corp................................  1,838,000     841,225
    SM Investments Corp.........................................    189,763   3,462,042
    SM Prime Holdings, Inc......................................  7,730,810   6,153,822
*   Top Frontier Investment Holdings, Inc.......................     36,799     189,645
    Universal Robina Corp.......................................  1,309,160   3,824,195
                                                                            -----------
TOTAL PHILIPPINES...............................................             89,688,896
                                                                            -----------
POLAND -- (1.6%)
*   Alior Bank SA...............................................    227,085   3,497,528
    AmRest Holdings SE..........................................     39,645     428,031
    Bank Handlowy w Warszawie SA................................     53,319     868,024
*   Bank Millennium SA..........................................  1,435,638   3,627,263
#   Bank Pekao SA...............................................    120,869   3,607,462
    CCC SA......................................................     41,478   2,255,875
*   CD Projekt SA...............................................     82,087   4,619,419
*   Cyfrowy Polsat SA...........................................    563,870   3,914,606
*   Dino Polska SA..............................................     82,960   2,754,583
    Grupa Azoty SA..............................................     80,163     868,528
    Grupa Lotos SA..............................................    352,784   7,686,446
#   ING Bank Slaski SA..........................................     38,424   1,940,144
*   Jastrzebska Spolka Weglowa SA...............................    115,275   1,754,893
*   KGHM Polska Miedz SA........................................    384,416  10,379,394
    LPP SA......................................................      2,207   4,948,548
    mBank SA....................................................     30,837   3,577,762
*   Orange Polska SA............................................    531,341     687,090
*   PGE Polska Grupa Energetyczna SA............................  1,838,184   4,576,222
    Polski Koncern Naftowy Orlen S.A............................    565,808  14,526,818
    Polskie Gornictwo Naftowe i Gazownictwo SA..................  1,863,953   2,834,458
    Powszechna Kasa Oszczednosci Bank Polski SA.................    665,637   6,851,311
    Powszechny Zaklad Ubezpieczen SA............................    808,411   8,898,439
    Santander Bank Polska SA....................................     33,813   3,516,503
*   Tauron Polska Energia SA....................................    463,794     210,358
                                                                            -----------
TOTAL POLAND....................................................             98,829,705
                                                                            -----------
RUSSIA -- (1.8%)
    Gazprom PJSC, Sponsored ADR.................................  2,221,918  11,108,108
    Gazprom PJSC, Sponsored ADR.................................     42,939     215,554
    Lukoil PJSC, Sponsored ADR(BYZF386).........................     68,365   5,845,208
    Lukoil PJSC, Sponsored ADR(BYZDW2900).......................    171,816  14,588,323
    Magnitogorsk Iron & Steel Works PJSC, GDR...................    199,210   1,774,858
*   Mail.Ru Group, Ltd., GDR....................................     52,592   1,214,875
    MMC Norilsk Nickel PJSC, ADR................................     36,191     810,859
    MMC Norilsk Nickel PJSC, ADR................................    406,377   9,035,237
    Novatek PJSC, GDR...........................................     41,558   8,017,684
    Novolipetsk Steel PJSC, GDR.................................    111,869   2,954,689
    PhosAgro PJSC, GDR..........................................     83,207   1,050,025
    PhosAgro PJSC, GDR..........................................     27,937     351,727
    Rosneft Oil Co. PJSC, GDR...................................     71,061     472,698

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
RUSSIA -- (Continued)
     Rosneft Oil Co. PJSC, GDR...................................   700,727 $  4,669,225
     Rostelecom PJSC, Sponsored ADR..............................    20,806      140,753
     Rostelecom PJSC, Sponsored ADR..............................    78,867      542,645
     RusHydro PJSC, ADR..........................................    12,131        9,417
     RusHydro PJSC, ADR.......................................... 1,196,354      941,454
     Sberbank of Russia PJSC, Sponsored ADR...................... 1,818,206   26,062,001
     Severstal PJSC, GDR.........................................   191,829    3,108,134
     Severstal PJSC, GDR.........................................     3,447       55,807
     Tatneft PJSC, Sponsored ADR.................................   137,960    9,714,772
     Tatneft PJSC, Sponsored ADR.................................    26,646    1,872,548
     VEON, Ltd...................................................   346,509      810,831
     VTB Bank PJSC, GDR.......................................... 1,358,280    1,519,125
     VTB Bank PJSC, GDR.......................................... 1,913,221    2,135,155
     X5 Retail Group NV, GDR.....................................   104,478    3,170,907
                                                                            ------------
TOTAL RUSSIA.....................................................            112,192,619
                                                                            ------------
SOUTH AFRICA -- (7.2%)
     Absa Group, Ltd............................................. 2,048,444   23,597,404
     Anglo American Platinum, Ltd................................    87,998    4,451,591
     AngloGold Ashanti, Ltd......................................    30,125      358,423
     AngloGold Ashanti, Ltd., Sponsored ADR...................... 1,637,102   19,317,804
     Aspen Pharmacare Holdings, Ltd..............................   574,874    4,142,476
#    Assore, Ltd.................................................    37,362      969,716
     AVI, Ltd....................................................   384,243    2,469,543
     Bid Corp., Ltd..............................................   668,539   14,133,564
     Bidvest Group, Ltd. (The)...................................   983,621   14,960,971
     Capitec Bank Holdings, Ltd..................................    75,595    7,071,085
     Clicks Group, Ltd...........................................   444,655    6,085,608
     Discovery, Ltd..............................................   761,043    7,669,145
     Distell Group Holdings, Ltd.................................    19,337      185,201
     Exxaro Resources, Ltd.......................................   631,839    7,230,263
     FirstRand, Ltd.............................................. 4,821,116   22,943,864
     Foschini Group, Ltd. (The)..................................   501,026    6,491,789
     Gold Fields, Ltd............................................    61,553      231,976
     Gold Fields, Ltd., Sponsored ADR............................ 3,517,277   13,189,789
# *  Impala Platinum Holdings, Ltd............................... 1,026,619    4,128,747
     Imperial Logistics, Ltd.....................................   555,326    2,429,264
     Investec, Ltd...............................................   738,692    4,726,844
     Kumba Iron Ore, Ltd.........................................   164,394    4,943,970
     Liberty Holdings, Ltd.......................................   287,868    2,083,985
     Life Healthcare Group Holdings, Ltd......................... 3,722,374    6,789,538
     MMI Holdings, Ltd...........................................   965,496    1,207,272
     Mondi, Ltd..................................................   295,967    6,540,104
#    Mr. Price Group, Ltd........................................   439,100    6,654,620
#    MTN Group, Ltd.............................................. 4,040,869   29,276,612
*    Multichoice Group, Ltd......................................   269,196    2,417,213
     Naspers, Ltd., Class N......................................   269,196   69,250,754
     Nedbank Group, Ltd..........................................   764,770   14,265,789
     NEPI Rockcastle P.L.C.......................................   355,850    2,970,847
     Netcare, Ltd................................................ 2,825,287    4,755,674
     Oceana Group, Ltd...........................................   114,893      561,326
     Old Mutual, Ltd.............................................    77,296      124,330
     Pick n Pay Stores, Ltd......................................   261,842    1,271,275
     Pioneer Foods Group, Ltd....................................    31,622      190,445
     PSG Group, Ltd..............................................   301,924    5,599,522
     Sanlam, Ltd................................................. 3,708,837   19,859,275
     Sappi, Ltd.................................................. 1,893,884    9,043,418
     Sasol, Ltd., Sponsored ADR..................................   742,393   24,498,969
     Shoprite Holdings, Ltd......................................   724,615    8,746,822

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH AFRICA -- (Continued)
*    Sibanye Gold, Ltd........................................... 3,531,257 $  3,324,602
     SPAR Group, Ltd. (The)......................................   287,889    3,908,806
     Standard Bank Group, Ltd.................................... 2,064,368   28,830,652
# *  Steinhoff International Holdings NV......................... 3,896,458      560,386
#    Telkom SA SOC, Ltd..........................................    77,207      459,517
     Tiger Brands, Ltd...........................................   444,130    7,725,298
     Truworths International, Ltd................................   821,083    4,353,556
#    Vodacom Group, Ltd..........................................   888,759    7,172,247
#    Woolworths Holdings, Ltd.................................... 2,502,184    8,354,182
                                                                            ------------
TOTAL SOUTH AFRICA...............................................            452,526,073
                                                                            ------------
SOUTH KOREA -- (15.5%)
     Amorepacific Corp...........................................    27,561    4,907,866
     AMOREPACIFIC Group..........................................    27,890    1,796,969
     BGF Co., Ltd................................................   212,223    1,497,431
     BGF retail Co., Ltd.........................................     5,922    1,109,124
     BNK Financial Group, Inc....................................   525,177    3,151,615
*    Celltrion Pharm, Inc........................................    11,585      590,334
# *  Celltrion, Inc..............................................    79,315   14,425,747
     Cheil Worldwide, Inc........................................    93,735    2,045,004
     CJ CGV Co., Ltd.............................................     4,832      177,905
     CJ CheilJedang Corp.........................................    19,918    5,373,410
     CJ Corp.....................................................    44,364    4,537,450
     CJ ENM Co., Ltd.............................................    13,021    2,443,372
# *  CJ Logistics Corp...........................................    10,274    1,387,268
     Com2uSCorp..................................................    11,105      949,501
     Cosmax, Inc.................................................     6,422      762,960
     Cuckoo Holdings Co., Ltd....................................       768       95,619
     Daelim Industrial Co., Ltd..................................    58,487    4,852,942
*    Daewoo Engineering & Construction Co., Ltd..................   249,616    1,078,781
*    Daewoo Shipbuilding & Marine Engineering Co., Ltd...........    71,856    1,790,947
     Daewoong Pharmaceutical Co., Ltd............................     1,896      330,205
     DB Insurance Co., Ltd.......................................   171,260   10,033,254
#    DGB Financial Group, Inc....................................   320,239    2,308,509
     Dongsuh Cos., Inc...........................................    31,182      522,465
     Doosan Bobcat, Inc..........................................    62,510    1,714,077
#    Doosan Corp.................................................    16,851    1,481,489
*    Doosan Heavy Industries & Construction Co., Ltd.............   239,641    1,436,252
# *  Doosan Infracore Co., Ltd...................................   492,270    3,067,152
     Douzone Bizon Co., Ltd......................................    19,977      978,725
     E-MART, Inc.................................................    42,516    6,270,342
     Fila Korea, Ltd.............................................    75,486    5,338,489
     Grand Korea Leisure Co., Ltd................................    41,934      835,480
     Green Cross Corp............................................     4,294      530,202
     Green Cross Holdings Corp...................................    23,565      491,891
     GS Engineering & Construction Corp..........................   155,729    5,418,317
     GS Holdings Corp............................................   190,987    8,511,302
     GS Home Shopping, Inc.......................................     4,597      674,386
     GS Retail Co., Ltd..........................................    53,143    1,783,382
     Hana Financial Group, Inc...................................   580,821   18,319,521
*    Hanall Biopharma Co., Ltd...................................    12,811      358,886
#    Hanjin Kal Corp.............................................    63,239    2,004,661
     Hankook Tire Co., Ltd.......................................   148,630    5,057,272
     Hanmi Pharm Co., Ltd........................................     6,448    2,402,783
     Hanmi Science Co., Ltd......................................    10,613      684,473
     Hanon Systems...............................................   266,528    2,865,933
#    Hanssem Co., Ltd............................................    16,476    1,454,210
*    Hanwha Aerospace Co., Ltd...................................    61,456    1,626,771
     Hanwha Chemical Corp........................................   268,962    4,753,249

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- -----------
SOUTH KOREA -- (Continued)
     Hanwha Corp.................................................   166,569 $ 4,226,231
     Hanwha Life Insurance Co., Ltd.............................. 1,038,851   3,551,606
     HDC Holdings Co., Ltd.......................................   163,056   2,404,418
     Hite Jinro Co., Ltd.........................................    48,621     845,413
# *  HLB, Inc....................................................    28,982   2,084,789
#    Hotel Shilla Co., Ltd.......................................    55,107   5,437,084
# *  Hugel, Inc..................................................     2,135     758,927
*    Hyosung Advanced Materials Corp.............................     7,969     884,456
     Hyosung Chemical Corp.......................................     5,674     672,552
     Hyosung Corp................................................    39,608   2,546,914
     Hyosung TNC Co., Ltd........................................     7,698   1,095,215
     Hyundai Construction Equipment Co., Ltd.....................    16,066     674,953
     Hyundai Department Store Co., Ltd...........................    28,328   2,463,339
     Hyundai Elevator Co., Ltd...................................    16,325   1,202,185
     Hyundai Engineering & Construction Co., Ltd.................   115,296   5,187,551
     Hyundai Glovis Co., Ltd.....................................    27,895   3,816,016
     Hyundai Greenfood Co., Ltd..................................    51,951     620,735
*    Hyundai Heavy Industries Co., Ltd...........................    60,096   6,417,032
     Hyundai Heavy Industries Holdings Co., Ltd..................    20,482   5,999,524
     Hyundai Home Shopping Network Corp..........................     5,020     430,046
     Hyundai Marine & Fire Insurance Co., Ltd....................   208,568   6,826,452
# *  Hyundai Merchant Marine Co., Ltd............................   188,580     649,879
#    Hyundai Mipo Dockyard Co., Ltd..............................    40,720   1,964,055
     Hyundai Mobis Co., Ltd......................................    59,300  11,828,874
     Hyundai Motor Co............................................   128,680  15,274,378
# *  Hyundai Rotem Co., Ltd......................................    32,868     609,922
     Hyundai Steel Co............................................   191,753   7,615,088
     Hyundai Wia Corp............................................    18,822     805,313
# *  Iljin Materials Co., Ltd....................................    17,651     566,178
     Industrial Bank of Korea....................................   481,487   5,838,586
     Innocean Worldwide, Inc.....................................     3,114     189,859
     Jeil Pharmaceutical Co., Ltd................................       157       5,736
#    Kakao Corp..................................................    28,969   2,982,729
     Kangwon Land, Inc...........................................   104,801   3,052,936
     KB Financial Group, Inc.....................................   413,344  16,321,028
#    KB Financial Group, Inc., ADR...............................    63,998   2,529,841
     KCC Corp....................................................    11,809   3,588,919
     KEPCO Plant Service & Engineering Co., Ltd..................    30,975     972,267
     Kia Motors Corp.............................................   410,443  15,910,367
#    KIWOOM Securities Co., Ltd..................................    25,281   1,783,452
     Koh Young Technology, Inc...................................     2,393     198,104
     Kolon Industries, Inc.......................................    40,014   1,586,499
     Korea Aerospace Industries, Ltd.............................    37,044   1,109,710
# *  Korea Electric Power Corp., Sponsored ADR...................   130,759   1,591,337
*    Korea Electric Power Corp...................................   150,306   3,638,688
     Korea Gas Corp..............................................    41,078   1,622,268
     Korea Investment Holdings Co., Ltd..........................    87,714   5,149,288
     Korea Kolmar Co., Ltd.......................................    15,861   1,006,965
     Korea Petrochemical Ind Co., Ltd............................     3,924     505,153
     Korea Zinc Co., Ltd.........................................     9,767   3,788,343
     Korean Air Lines Co., Ltd...................................   185,901   5,279,662
     Korean Reinsurance Co.......................................    69,779     544,829
     KT Corp., Sponsored ADR.....................................    82,100     987,663
     KT&G Corp...................................................    98,283   8,597,030
     Kumho Petrochemical Co., Ltd................................    36,680   2,888,079
*    Kumho Tire Co., Inc.........................................   149,636     579,294
     LG Chem, Ltd................................................    41,518  12,879,028
     LG Corp.....................................................   147,582   9,228,768
# *  LG Display Co., Ltd., ADR...................................   808,137   6,747,944

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
# *  LG Display Co., Ltd.........................................   525,059 $  8,928,504
     LG Electronics, Inc.........................................   226,351   14,706,488
     LG Household & Health Care, Ltd.............................    13,212   16,099,175
     LG Innotek Co., Ltd.........................................    40,182    4,214,970
     LG Uplus Corp...............................................   427,869    5,241,039
     LIG Nex1 Co., Ltd...........................................     2,016       64,611
     Lotte Chemical Corp.........................................    42,891    9,882,509
     Lotte Chilsung Beverage Co., Ltd............................        40       59,273
     Lotte Confectionery Co., Ltd................................       237       37,453
     Lotte Corp..................................................    22,342      938,843
     LOTTE Fine Chemical Co., Ltd................................    26,238    1,081,457
     LOTTE Himart Co., Ltd.......................................    14,100      573,871
     Lotte Shopping Co., Ltd.....................................    21,751    3,320,893
     LS Corp.....................................................    41,095    1,744,850
     LS Industrial Systems Co., Ltd..............................    29,426    1,212,956
     Macquarie Korea Infrastructure Fund.........................   501,890    4,834,378
#    Mando Corp..................................................    96,447    2,761,192
     Medy-Tox, Inc...............................................     7,354    3,526,769
     Meritz Financial Group, Inc.................................   132,014    1,494,368
     Meritz Fire & Marine Insurance Co., Ltd.....................   174,445    3,552,951
#    Meritz Securities Co., Ltd..................................   775,459    3,365,472
#    Mirae Asset Daewoo Co., Ltd.................................   800,765    5,359,028
     NAVER Corp..................................................   127,452   13,052,674
     NCSoft Corp.................................................    16,404    7,387,326
# *  Netmarble Corp..............................................    13,796    1,507,686
     Nexen Tire Corp.............................................    44,385      382,534
     NH Investment & Securities Co., Ltd.........................   340,746    4,020,265
*    NHN Corp....................................................    18,836    1,355,749
     NongShim Co., Ltd...........................................     5,761    1,384,233
     OCI Co., Ltd................................................    46,230    3,688,040
     Orange Life Insurance, Ltd..................................     3,478      106,055
     Orion Corp..................................................     8,589      712,555
     Orion Holdings Corp.........................................    67,257    1,100,933
     Ottogi Corp.................................................     1,212      753,019
*    Pan Ocean Co., Ltd..........................................   431,074    1,760,346
     Paradise Co., Ltd...........................................    42,701      679,683
# *  Pearl Abyss Corp............................................     9,265    1,384,232
     POSCO, Sponsored ADR........................................   104,186    5,747,942
     POSCO.......................................................    70,065   15,336,072
#    POSCO Chemtech Co., Ltd.....................................    25,913    1,276,640
     Posco International Corp....................................    99,219    1,555,580
     S-1 Corp....................................................    25,840    2,168,669
# *  Samsung Biologics Co., Ltd..................................     6,740    1,964,398
     Samsung C&T Corp............................................    51,407    4,518,538
     Samsung Card Co., Ltd.......................................    54,707    1,739,199
#    Samsung Electro-Mechanics Co., Ltd..........................    47,511    4,428,419
     Samsung Electronics Co., Ltd., GDR..........................    52,509   51,978,277
     Samsung Electronics Co., Ltd................................ 4,912,950  193,163,506
*    Samsung Engineering Co., Ltd................................   229,832    3,357,460
     Samsung Fire & Marine Insurance Co., Ltd....................    63,656   16,571,637
*    Samsung Heavy Industries Co., Ltd...........................   840,137    5,925,594
     Samsung Life Insurance Co., Ltd.............................   111,334    8,098,257
#    Samsung SDI Co., Ltd........................................    39,931    8,107,831
     Samsung SDS Co., Ltd........................................    29,343    5,456,438
     Samsung Securities Co., Ltd.................................   124,839    3,815,095
     Seoul Semiconductor Co., Ltd................................    43,467      714,844
     SFA Engineering Corp........................................    28,906    1,039,838
     Shinhan Financial Group Co., Ltd............................   305,033   11,528,688
     Shinhan Financial Group Co., Ltd., ADR......................    67,490    2,557,871

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SOUTH KOREA -- (Continued)
    Shinsegae International, Inc................................        519 $    139,860
    Shinsegae, Inc..............................................     14,738    4,294,650
    SK Discovery Co., Ltd.......................................     40,851    1,063,221
    SK Holdings Co., Ltd........................................     38,964    8,568,651
    SK Hynix, Inc...............................................    821,484   55,590,456
    SK Innovation Co., Ltd......................................     98,190   15,352,873
    SK Materials Co., Ltd.......................................      9,016    1,329,480
    SK Networks Co., Ltd........................................    327,565    1,643,670
    SK Telecom Co., Ltd., Sponsored ADR.........................     24,883      587,239
    SK Telecom Co., Ltd.........................................     18,352    3,892,564
    SKC Co., Ltd................................................     45,410    1,390,413
    S-Oil Corp..................................................     39,787    3,137,152
    Ssangyong Cement Industrial Co., Ltd........................    246,810    1,219,177
    Taekwang Industrial Co., Ltd................................        497      637,715
    Tongyang Life Insurance Co., Ltd............................     44,805      173,954
    Woongjin Coway Co., Ltd.....................................     80,403    6,041,887
*   Woori Financial Group, Inc., Sponsored ADR..................      3,749      134,252
    Woori Financial Group, Inc..................................    807,880    9,578,511
    Young Poong Corp............................................        516      342,452
    Youngone Corp...............................................     47,262    1,495,164
    Yuhan Corp..................................................      9,855    2,073,263
*   Yungjin Pharmaceutical Co., Ltd.............................     60,994      343,002
                                                                            ------------
TOTAL SOUTH KOREA...............................................             965,148,199
                                                                            ------------
TAIWAN -- (15.0%)
    Accton Technology Corp......................................    685,000    2,909,890
#   Acer, Inc...................................................  5,009,811    3,405,415
    Advantech Co., Ltd..........................................    373,663    3,027,534
    Airtac International Group..................................    218,518    2,927,403
    ASE Technology Holding Co., Ltd., ADR.......................    133,966      609,546
    ASE Technology Holding Co., Ltd.............................  7,079,782   16,445,809
    Asia Cement Corp............................................  3,763,758    5,094,305
*   Asia Pacific Telecom Co., Ltd...............................  2,696,000      705,814
    Asustek Computer, Inc.......................................  1,099,180    8,403,398
#   AU Optronics Corp., Sponsored ADR...........................    169,591      591,873
#   AU Optronics Corp........................................... 22,720,873    8,125,862
#   Brighton-Best International Taiwan, Inc.....................    175,000      196,906
    Catcher Technology Co., Ltd.................................  1,524,429   12,086,180
    Cathay Financial Holding Co., Ltd...........................  6,545,450    9,478,238
    Chailease Holding Co., Ltd..................................  2,451,916   10,453,328
    Chang Hwa Commercial Bank, Ltd..............................  9,221,974    5,524,308
#   Cheng Shin Rubber Industry Co., Ltd.........................  3,477,965    4,646,380
    Chicony Electronics Co., Ltd................................  1,172,497    2,890,362
    China Airlines, Ltd.........................................  9,779,536    3,102,415
    China Development Financial Holding Corp.................... 22,365,121    7,209,164
    China Life Insurance Co., Ltd...............................  4,867,354    4,052,578
    China Motor Corp............................................    825,000      740,849
*   China Petrochemical Development Corp........................  3,819,000    1,442,481
    China Steel Corp............................................ 15,533,932   12,551,508
    Chipbond Technology Corp....................................  1,246,000    2,827,674
#   Chroma ATE, Inc.............................................    730,000    3,497,150
#   Chunghwa Telecom Co., Ltd., Sponsored ADR...................    254,851    9,184,830
    Chunghwa Telecom Co., Ltd...................................  1,536,000    5,533,007
    Compal Electronics, Inc.....................................  8,616,541    5,569,847
    CTBC Financial Holding Co., Ltd............................. 20,702,175   14,182,059
    CTCI Corp...................................................  1,199,000    1,859,153
    Delta Electronics, Inc......................................  1,961,486   10,352,883
    E Ink Holdings, Inc.........................................  1,072,000    1,287,178
    E.Sun Financial Holding Co., Ltd............................ 15,030,377   12,341,555

THE EMERGING MARKETS SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
TAIWAN -- (Continued)
     Eclat Textile Co., Ltd......................................    258,402 $ 3,693,995
     Eternal Materials Co., Ltd..................................  1,630,591   1,348,929
     Eva Airways Corp............................................  8,054,441   3,950,126
     Evergreen Marine Corp. Taiwan, Ltd..........................  5,141,782   2,257,337
     Far Eastern New Century Corp................................  7,623,085   8,324,372
     Far EasTone Telecommunications Co., Ltd.....................  2,601,000   6,382,697
     Feng Hsin Steel Co., Ltd....................................      7,000      13,775
     Feng TAY Enterprise Co., Ltd................................    500,424   4,057,710
     First Financial Holding Co., Ltd............................ 15,909,988  11,358,757
     Formosa Chemicals & Fibre Corp..............................  2,951,518  10,620,571
#    Formosa Petrochemical Corp..................................  1,719,000   6,379,271
     Formosa Plastics Corp.......................................  3,312,153  12,020,192
     Formosa Sumco Technology Corp...............................     29,000     110,770
     Formosa Taffeta Co., Ltd....................................  1,608,000   1,939,396
     Foxconn Technology Co., Ltd.................................  1,494,627   3,353,227
     Fubon Financial Holding Co., Ltd............................  8,817,233  13,030,011
     General Interface Solution Holding, Ltd.....................    608,000   2,359,022
     Giant Manufacturing Co., Ltd................................    489,506   3,733,285
#    Globalwafers Co., Ltd.......................................    293,000   3,211,784
#    Gourmet Master Co., Ltd.....................................    133,840     853,838
     HannStar Display Corp.......................................  2,123,000     549,762
     Highwealth Construction Corp................................  1,290,190   2,066,602
#    Hiwin Technologies Corp.....................................    452,627   4,310,551
     Hon Hai Precision Industry Co., Ltd.........................  9,612,322  27,061,841
     Hota Industrial Manufacturing Co., Ltd......................    230,235     838,766
#    Hotai Motor Co., Ltd........................................    390,000   5,902,271
# *  HTC Corp....................................................    301,235     408,175
     Hua Nan Financial Holdings Co., Ltd......................... 12,116,935   7,923,944
     Innolux Corp................................................ 29,692,241   9,527,732
#    International CSRC Investment Holdings Co...................  1,077,000   1,465,587
     Inventec Corp...............................................  5,188,550   4,168,719
     Kenda Rubber Industrial Co., Ltd............................    494,377     482,396
     King Slide Works Co., Ltd...................................     57,000     599,378
     King's Town Bank Co., Ltd...................................  1,629,000   1,742,912
#    Largan Precision Co., Ltd...................................    133,860  20,095,388
     Lien Hwa Industrial Corp....................................     83,600      91,733
#    Lite-On Technology Corp.....................................  4,435,410   6,258,175
     Long Chen Paper Co., Ltd....................................    231,943     136,025
#    Macronix International......................................  5,042,074   3,923,122
     Makalot Industrial Co., Ltd.................................    103,000     710,639
     MediaTek, Inc...............................................  1,092,995  10,475,837
     Mega Financial Holding Co., Ltd............................. 17,948,369  17,231,475
     Merida Industry Co., Ltd....................................    164,287     957,353
     Micro-Star International Co., Ltd...........................  2,008,000   5,577,570
#    Nan Ya Plastics Corp........................................  4,331,599  10,958,515
     Nanya Technology Corp.......................................  2,714,010   5,763,852
     Nien Made Enterprise Co., Ltd...............................    257,000   2,016,574
     Novatek Microelectronics Corp...............................    883,000   5,776,285
     Parade Technologies, Ltd....................................     82,000   1,390,205
#    Pegatron Corp...............................................  4,155,345   7,855,547
     Phison Electronics Corp.....................................    295,000   2,778,306
     Pou Chen Corp...............................................  5,983,487   7,279,198
     Powertech Technology, Inc...................................  2,453,819   6,126,585
     Poya International Co., Ltd.................................     55,275     670,066
     President Chain Store Corp..................................    795,831   7,425,232
     Qisda Corp..................................................  3,366,000   2,143,857
#    Quanta Computer, Inc........................................  3,869,000   7,419,448
     Radiant Opto-Electronics Corp...............................    819,000   2,768,006
     Realtek Semiconductor Corp..................................    728,950   4,942,516

THE EMERGING MARKETS SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
TAIWAN -- (Continued)
     Ruentex Development Co., Ltd....................................  1,044,230 $  1,434,340
     Ruentex Industries, Ltd.........................................    876,109    2,094,001
     Shin Kong Financial Holding Co., Ltd............................ 16,193,329    4,588,166
     Silergy Corp....................................................     85,000    1,394,155
     Simplo Technology Co., Ltd......................................    338,000    2,870,600
     Sino-American Silicon Products, Inc.............................  1,508,000    3,269,527
     SinoPac Financial Holdings Co., Ltd............................. 17,621,623    6,792,643
     St Shine Optical Co., Ltd.......................................      7,000      130,782
#    Standard Foods Corp.............................................    624,418    1,104,996
     Synnex Technology International Corp............................  2,164,343    2,700,750
#    TA Chen Stainless Pipe..........................................  1,806,000    2,565,714
     Taichung Commercial Bank Co., Ltd...............................    438,442      170,292
# *  TaiMed Biologics, Inc...........................................    144,000      732,495
     Taishin Financial Holding Co., Ltd.............................. 16,620,662    7,536,622
     Taiwan Business Bank............................................  6,908,631    2,852,583
     Taiwan Cement Corp..............................................  8,576,292   11,665,018
     Taiwan Cooperative Financial Holding Co., Ltd................... 13,888,806    9,218,335
     Taiwan FamilyMart Co., Ltd......................................     85,000      608,220
     Taiwan Fertilizer Co., Ltd......................................  1,322,000    1,925,095
     Taiwan Glass Industry Corp......................................  2,181,374      872,709
     Taiwan High Speed Rail Corp.....................................  2,031,000    2,473,288
     Taiwan Mobile Co., Ltd..........................................  2,215,300    8,100,106
     Taiwan Secom Co., Ltd...........................................    427,670    1,195,800
     Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR.....  1,789,741   78,426,451
     Taiwan Semiconductor Manufacturing Co., Ltd..................... 22,792,808  191,369,111
# *  Tatung Co., Ltd.................................................  3,114,000    2,403,301
     TCI Co., Ltd....................................................     99,000    1,478,013
     Teco Electric and Machinery Co., Ltd............................  3,222,000    2,414,433
     Tong Yang Industry Co., Ltd.....................................    140,000      199,985
     Transcend Information, Inc......................................    333,181      754,908
     Tripod Technology Corp..........................................    893,870    2,870,028
     Unimicron Technology Corp.......................................  2,224,000    2,485,745
     Uni-President Enterprises Corp..................................  5,022,033   11,935,749
     United Microelectronics Corp.................................... 33,504,000   14,609,350
     Vanguard International Semiconductor Corp.......................  1,133,000    2,517,555
     Voltronic Power Technology Corp.................................     75,350    1,488,475
     Walsin Lihwa Corp...............................................  6,242,000    3,507,763
#    Walsin Technology Corp..........................................    706,000    4,365,392
     Wan Hai Lines, Ltd..............................................  1,467,800      774,546
     Win Semiconductors Corp.........................................  1,053,034    7,087,422
     Winbond Electronics Corp........................................  7,122,407    3,709,449
     Wintek Corp.....................................................    604,760        6,715
     Wistron Corp....................................................  6,755,699    5,608,375
     WPG Holdings, Ltd...............................................  2,879,039    3,799,853
#    Yageo Corp......................................................    414,682    4,113,565
     Yuanta Financial Holding Co., Ltd............................... 16,914,806    9,810,730
     Yulon Motor Co., Ltd............................................    826,000      521,657
     Zhen Ding Technology Holding, Ltd...............................  1,297,700    4,642,729
                                                                                 ------------
TOTAL TAIWAN.........................................................             937,273,629
                                                                                 ------------
THAILAND -- (3.2%)
     Advanced Info Service PCL.......................................  1,483,600    8,829,569
     AEON Thana Sinsap Thailand PCL..................................      4,400       25,428
     Airports of Thailand PCL........................................  4,615,300    9,902,836
     B Grimm Power PCL...............................................    674,700      713,269
     Bangchak Corp. PCL..............................................  1,453,500    1,479,679
     Bangkok Bank PCL................................................    207,800    1,360,382
     Bangkok Dusit Medical Services PCL, Class F.....................  3,640,100    2,907,519
     Bangkok Expressway & Metro PCL.................................. 14,823,799    5,061,219

THE EMERGING MARKETS SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
THAILAND -- (Continued)
    Bangkok Life Assurance PCL..................................    845,800 $   748,437
    Banpu PCL...................................................  5,246,650   2,695,225
    Banpu Power PCL.............................................    910,600     650,327
    Berli Jucker PCL............................................  1,309,800   2,112,911
    BTS Group Holdings PCL......................................  6,576,800   2,430,892
    Bumrungrad Hospital PCL.....................................    402,600   2,232,113
    Carabao Group PCL, Class F..................................    298,700     545,005
    Central Pattana PCL.........................................  1,713,700   4,052,760
    Central Plaza Hotel PCL.....................................  1,495,000   2,001,919
    CH Karnchang PCL............................................    500,300     419,202
    Charoen Pokphand Foods PCL..................................  7,313,600   6,242,619
    CP ALL PCL..................................................  5,689,600  13,811,872
    Electricity Generating PCL..................................    166,200   1,540,962
    Energy Absolute PCL.........................................  2,027,900   3,541,282
    Esso Thailand PCL...........................................  1,635,000     568,473
    Global Power Synergy PCL....................................    530,900   1,035,193
    Glow Energy PCL.............................................    737,100   2,112,597
    Home Product Center PCL.....................................  6,546,913   3,219,625
    Indorama Ventures PCL.......................................  1,976,800   2,832,846
    Intouch Holdings PCL........................................  1,037,786   1,934,167
    IRPC PCL.................................................... 23,713,100   4,196,680
    Jasmine International PCL...................................  5,215,000     914,769
    Kasikornbank PCL............................................    990,400   5,925,337
    Kasikornbank PCL............................................    179,400   1,073,309
    Kiatnakin Bank PCL..........................................    753,600   1,557,951
    Krung Thai Bank PCL.........................................  5,671,687   3,357,710
    Krungthai Card PCL..........................................  1,904,000   2,415,411
    Land & Houses PCL...........................................    790,000     277,150
    Land & Houses PCL...........................................  2,877,040   1,009,330
    Minor International PCL.....................................  2,330,270   2,737,200
    MK Restaurants Group PCL....................................    512,600   1,168,102
    Muangthai Capital PCL.......................................  1,772,300   2,858,996
    Pruksa Holding PCL..........................................  1,867,300   1,099,616
    PTT Exploration & Production PCL............................  1,864,655   7,797,383
    PTT Global Chemical PCL.....................................  4,344,272   9,355,323
    PTT PCL..................................................... 16,434,000  25,094,988
    Ratch Group PCL.............................................    661,500   1,289,847
    Robinson PCL................................................    646,300   1,179,232
    Siam Cement PCL (The).......................................    151,800   2,196,761
    Siam Cement PCL (The).......................................    223,000   3,227,126
    Siam City Cement PCL........................................    111,567     758,341
    Siam Commercial Bank PCL (The)..............................  1,265,966   5,194,723
    Siam Global House PCL.......................................  2,427,844   1,315,637
    Srisawad Corp. PCL..........................................  1,162,611   1,993,828
    Star Petroleum Refining PCL.................................  4,448,400   1,476,994
    Supalai PCL.................................................    280,100     193,899
    Thai Oil PCL................................................  3,024,200   6,559,933
    Thai Union Group PCL, Class F...............................  3,618,740   2,142,339
    Thanachart Capital PCL......................................  1,977,100   3,282,265
    Tisco Financial Group PCL...................................    724,600   1,900,869
    TMB Bank PCL................................................ 26,863,500   1,699,742
    TOA Paint Thailand PCL......................................    399,000     393,688
    Total Access Communication PCL..............................    769,300   1,222,928
    Total Access Communication PCL..............................  1,459,300   2,319,796
    TPI Polene PCL..............................................  1,123,700      69,692
    TPI Polene Power PCL........................................  2,998,600     582,344
    True Corp. PCL.............................................. 26,292,131   4,241,330
    TTW PCL.....................................................    914,000     355,007
    VGI Global Media PCL........................................  3,447,200   1,041,988

THE EMERGING MARKETS SERIES
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ---------- --------------
THAILAND -- (Continued)
     WHA Corp. PCL............................................... 14,117,300 $    1,936,845
                                                                             --------------
TOTAL THAILAND...................................................               202,422,737
                                                                             --------------
TURKEY -- (0.8%)
# *  Akbank Turk A.S.............................................  4,695,174      4,827,114
#    Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    316,851      1,052,829
# *  Arcelik A.S.................................................    325,341      1,001,426
#    Aselsan Elektronik Sanayi Ve Ticaret A.S....................    141,812        486,626
     BIM Birlesik Magazalar A.S..................................    361,723      5,034,216
     Coca-Cola Icecek A.S........................................    204,766      1,087,549
#    Enka Insaat ve Sanayi A.S...................................    806,244        725,994
     Eregli Demir ve Celik Fabrikalari TAS.......................  2,461,933      3,785,357
     Ford Otomotiv Sanayi A.S....................................    126,138      1,114,989
#    KOC Holding A.S.............................................    540,881      1,470,501
# *  Koza Altin Isletmeleri A.S..................................     67,645        483,024
#    Petkim Petrokimya Holding A.S...............................  1,767,718      1,326,129
     Soda Sanayii A.S............................................    477,309        621,014
     TAV Havalimanlari Holding A.S...............................    540,265      2,293,330
     Tekfen Holding A.S..........................................    423,774      1,892,816
     Tofas Turk Otomobil Fabrikasi A.S...........................    285,875        859,921
     Tupras Turkiye Petrol Rafinerileri A.S......................    188,145      3,891,381
# *  Turk Hava Yollari AO........................................  1,606,643      3,859,083
*    Turk Telekomunikasyon A.S...................................    802,767        574,122
#    Turkcell Iletisim Hizmetleri A.S............................  1,664,980      3,491,937
#    Turkcell Iletisim Hizmetleri A.S., ADR......................     73,838        385,434
     Turkiye Garanti Bankasi A.S.................................  2,660,861      3,653,356
#    Turkiye Halk Bankasi A.S....................................  1,332,954      1,309,972
# *  Turkiye Is Bankasi, Class C.................................  2,612,331      2,352,391
#    Turkiye Sise ve Cam Fabrikalari A.S.........................  1,624,463      1,662,120
     Turkiye Vakiflar Bankasi TAO, Class D.......................  1,962,311      1,332,848
*    Yapi ve Kredi Bankasi A.S...................................  2,425,128        843,027
                                                                             --------------
TOTAL TURKEY.....................................................                51,418,506
                                                                             --------------
TOTAL COMMON STOCKS..............................................             5,992,012,487
                                                                             --------------
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.7%)
     Banco Bradesco SA...........................................  2,296,111     20,834,875
     Centrais Eletricas Brasileiras SA, Class B..................    208,452      1,842,050
     Cia Brasileira de Distribuicao..............................    338,040      8,319,313
     Cia Energetica de Minas Gerais..............................  1,249,530      4,697,170
     Gerdau SA...................................................  1,407,421      5,078,934
     Itau Unibanco Holding SA....................................  4,269,308     36,834,228
     Lojas Americanas SA.........................................    681,959      2,734,027
     Petroleo Brasileiro SA......................................  2,860,161     19,774,799
     Telefonica Brasil SA........................................    314,262      3,732,417
                                                                             --------------
TOTAL BRAZIL.....................................................               103,847,813
                                                                             --------------
CHILE -- (0.0%)
     Embotelladora Andina SA, Class B............................    395,915      1,413,439
                                                                             --------------
COLOMBIA -- (0.1%)
     Banco Davivienda SA.........................................    172,705      2,136,612
     Bancolombia SA..............................................     30,330        383,669
     Grupo Argos SA..............................................     55,405        263,894
     Grupo Aval Acciones y Valores SA............................  3,971,981      1,529,457

THE EMERGING MARKETS SERIES
CONTINUED


                                                                      SHARES      VALUE>>
                                                                    ---------- --------------
COLOMBIA -- (Continued)
       Grupo de Inversiones Suramericana SA........................    130,814 $    1,410,400
                                                                               --------------
TOTAL COLOMBIA.....................................................                 5,724,032
                                                                               --------------
SOUTH KOREA -- (0.0%)
# *    CJ Corp.....................................................      6,654        208,929
                                                                               --------------
TOTAL PREFERRED STOCKS.............................................               111,194,213
                                                                               --------------
RIGHTS/WARRANTS -- (0.0%)
HONG KONG -- (0.0%)
*      China International Marine Containers Co., Ltd. Rights
         05/03/19..................................................      3,365              0
*      Haitong Securities Co., Ltd. Rights 05/23/19................     94,914              0
                                                                               --------------
TOTAL HONG KONG....................................................                         0
                                                                               --------------
INDIA -- (0.0%)
       Bharti Airtel, Ltd. Rights 05/17/19.........................    569,597        821,388
                                                                               --------------
SOUTH KOREA -- (0.0%)
       Doosan Heavy Industries & Construction Co., Ltd. Rights
         05/09/2019................................................    139,113        171,487
                                                                               --------------
THAILAND -- (0.0%)
*      MINT W6 Warrants 04/26/20...................................    116,514              0
                                                                               --------------
TOTAL RIGHTS/WARRANTS..............................................                   992,875
                                                                               --------------
TOTAL INVESTMENT SECURITIES........................................             6,104,199,575
                                                                               --------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@ (S)  The DFA Short Term Investment Fund.......................... 12,258,452    141,842,552
                                                                               --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,301,030,994)............................................            $6,246,042,127
                                                                               ==============

ADR    American Depositary Receipt
CP     Certificate Participation
GDR    Global Depositary Receipt
P.L.C. Public Limited Company
SA     Special Assessment

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

As of April 30, 2019, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                                        UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..........    650     06/21/19  $33,804,604 $35,106,500   $1,301,896
S&P 500(R) Emini Index..................     49     06/21/19    6,853,285   7,223,825      370,540
                                                              ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.................                      $40,657,889 $42,330,325   $1,672,436
                                                              =========== ===========   ==========

THE EMERGING MARKETS SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------------
                                                 LEVEL 1        LEVEL 2        LEVEL 3           TOTAL
                                              -------------- -------------- -------------    --------------
Common Stocks
   Brazil.................................... $  382,832,421             --            --    $  382,832,421
   Chile.....................................     74,256,495             --            --        74,256,495
   China.....................................    257,305,215 $  837,004,629            --     1,094,309,844
   Colombia..................................     26,651,672             --            --        26,651,672
   Czech Republic............................             --     10,420,989            --        10,420,989
   Egypt.....................................        542,458      7,706,468            --         8,248,926
   Greece....................................             --     17,155,055            --        17,155,055
   Hungary...................................             --     29,404,664            --        29,404,664
   India.....................................     36,805,079    810,004,511            --       846,809,590
   Indonesia.................................      5,263,544    163,231,479            --       168,495,023
   Malaysia..................................             --    179,072,700            --       179,072,700
   Mexico....................................    225,471,440             --            --       225,471,440
   Peru......................................     19,383,304             --            --        19,383,304
   Philippines...............................      2,885,016     86,803,880            --        89,688,896
   Poland....................................             --     98,829,705            --        98,829,705
   Russia....................................     17,106,339     95,086,280            --       112,192,619
   South Africa..............................     59,423,775    393,102,298            --       452,526,073
   South Korea...............................     30,462,600    934,685,599            --       965,148,199
   Taiwan....................................     88,812,700    848,460,929            --       937,273,629
   Thailand..................................    202,422,737             --            --       202,422,737
   Turkey....................................        385,434     51,033,072            --        51,418,506
Preferred Stocks.............................
   Brazil....................................    103,847,813             --            --       103,847,813
   Chile.....................................      1,413,439             --            --         1,413,439
   Colombia..................................      5,724,032             --            --         5,724,032
   South Korea...............................             --        208,929            --           208,929
Rights/Warrants..............................
   India.....................................             --        821,388            --           821,388
   South Korea...............................             --        171,487            --           171,487
Securities Lending Collateral................             --    141,842,552            --       141,842,552
Futures Contracts**..........................      1,672,436             --            --         1,672,436
                                              -------------- -------------- -------------    --------------
TOTAL........................................ $1,542,667,949 $4,705,046,614            --    $6,247,714,563
                                              ============== ============== =============    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES     VALUE>>
                                                                  --------- -----------
COMMON STOCKS -- (94.7%)
BRAZIL -- (7.7%)
     AES Tiete Energia SA........................................ 2,418,408 $ 6,661,086
     AES Tiete Energia SA........................................       878         484
     Aliansce Shopping Centers SA................................ 1,143,577   5,541,293
     Alliar Medicos A Frente SA..................................   298,600   1,141,520
     Alupar Investimento SA...................................... 1,525,352   9,087,303
     Anima Holding SA............................................   381,200   1,939,491
     Arezzo Industria e Comercio SA..............................   530,586   6,901,096
*    Azul SA, ADR................................................   461,836  11,989,225
*    B2W Cia Digital.............................................   204,583   1,995,695
     BR Malls Participacoes SA................................... 8,819,000  27,664,099
     BR Properties SA............................................ 1,222,253   2,727,478
     BrasilAgro - Co. Brasileira de Propriedades Agricolas.......   281,842   1,114,114
*    BRF SA......................................................   756,646   5,991,650
     Camil Alimentos S.A.........................................   576,622   1,014,688
     Cia de Locacao das Americas.................................   529,354   5,535,058
     Cia de Saneamento de Minas Gerais-COPASA....................   700,092  12,319,591
     Cia de Saneamento do Parana.................................   845,507  16,905,396
     Cia de Saneamento do Parana.................................     9,900      53,223
     Cia Energetica de Minas Gerais.............................. 1,151,389   5,188,606
     Cia Hering.................................................. 1,449,301  11,801,836
#    Cia Paranaense de Energia, Sponsored ADR....................   127,664   1,330,259
     Cia Paranaense de Energia...................................   213,600   2,074,934
*    Cia Siderurgica Nacional SA................................. 5,378,927  19,945,831
     Construtora Tenda SA........................................ 1,340,900   6,145,207
*    Cosan Logistica SA.......................................... 1,148,662   4,265,262
     Cosan SA....................................................   151,300   1,808,531
     CSU Cardsystem SA...........................................   276,835     482,913
     CVC Brasil Operadora e Agencia de Viagens SA................ 1,279,587  18,532,490
     Cyrela Brazil Realty SA Empreendimentos e Participacoes..... 3,078,900  13,961,093
     Cyrela Commercial Properties SA Empreendimentos e
       Participacoes.............................................    37,800     117,417
     Dimed SA Distribuidora da Medicamentos......................     1,100     101,553
     Direcional Engenharia SA.................................... 1,528,977   3,213,070
     Duratex SA.................................................. 3,345,190   8,480,066
     EcoRodovias Infraestrutura e Logistica SA................... 2,499,807   5,170,344
     EDP - Energias do Brasil SA................................. 3,355,514  14,984,328
     Embraer SA..................................................   811,595   4,065,116
     Embraer SA, Sponsored ADR...................................   491,786   9,840,638
     Enauta Participacoes SA.....................................   923,124   3,154,692
     Energisa SA.................................................   760,284   8,104,836
*    Eneva SA....................................................   690,500   3,499,078
     Equatorial Energia SA....................................... 1,832,058  38,359,634
     Estacio Participacoes SA.................................... 3,056,890  21,189,531
*    Even Construtora e Incorporadora SA......................... 2,083,304   3,458,802
     Ez Tec Empreendimentos e Participacoes SA...................   921,263   5,077,274
     Fleury SA................................................... 1,867,731   9,883,813
     Fras-Le SA..................................................   242,460     314,120
*    Gafisa SA...................................................   303,161     446,882
# *  Gafisa SA, ADR..............................................    70,312     207,420
# *  Gol Linhas Aereas Inteligentes SA, ADR......................   372,923   4,217,759
     Grendene SA................................................. 2,754,123   5,155,508
     Guararapes Confeccoes SA....................................    97,278   3,574,708
*    Helbor Empreendimentos SA................................... 2,524,448     817,640
     Hypera SA...................................................   156,200   1,118,588
     Iguatemi Empresa de Shopping Centers SA.....................    96,195     936,657
     Industrias Romi SA..........................................   166,400     381,509

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- ------------
BRAZIL -- (Continued)
    Instituto Hermes Pardini SA.................................   401,958 $  2,091,235
    International Meal Co. Alimentacao SA, Class A.............. 1,545,395    2,904,685
    Iochpe-Maxion SA............................................ 1,144,900    5,804,650
    JHSF Participacoes SA....................................... 1,107,047      688,887
    JSL SA......................................................   637,228    1,647,877
    Kepler Weber SA.............................................   168,646      791,812
    Kroton Educacional SA.......................................   454,700    1,130,633
    Light SA.................................................... 1,274,552    6,887,801
    Linx SA.....................................................    58,936      483,530
    Localiza Rent a Car SA......................................   434,334    4,009,816
*   LOG Commercial Properties e Participacoes SA................    75,529      337,857
    M Dias Branco SA............................................    10,414      110,458
    Mahle-Metal Leve SA.........................................   500,114    3,069,992
    Marcopolo SA................................................   597,500      454,095
*   Marfrig Global Foods SA.....................................   366,740      684,639
*   Marisa Lojas SA.............................................   722,120    1,482,509
*   Mills Estruturas e Servicos de Engenharia SA................ 1,289,420    1,548,843
    Movida Participacoes SA..................................... 1,036,188    3,168,472
    MRV Engenharia e Participacoes SA........................... 3,320,154   12,286,204
    Multiplan Empreendimentos Imobiliarios SA...................    58,480      357,344
    Natura Cosmeticos SA........................................   268,318    3,574,745
    Odontoprev SA............................................... 2,753,869   11,728,753
    Omega Geracao SA............................................   164,649      890,199
    Ouro Fino Saude Animal Participacoes SA.....................     6,000       46,334
*   Paranapanema SA............................................. 3,272,543    1,168,438
*   Petro Rio SA................................................   920,044    4,329,094
    Porto Seguro SA.............................................   503,642    6,951,393
    Portobello SA...............................................   913,051    1,124,694
*   Profarma Distribuidora de Produtos Farmaceuticos SA.........   166,002      174,423
    Qualicorp Consultoria e Corretora de Seguros SA............. 2,402,763   10,539,778
    Restoque Comercio e Confeccoes de Roupas SA.................   137,181    1,032,414
    Santos Brasil Participacoes SA.............................. 2,973,690    2,889,434
*   Sao Carlos Empreendimentos e Participacoes SA...............    84,509      700,452
    Sao Martinho SA............................................. 1,629,144    7,931,539
    Ser Educacional SA..........................................   537,517    3,162,510
    SLC Agricola SA.............................................   632,873    6,633,618
    Smiles Fidelidade SA........................................   564,900    7,059,269
    Sonae Sierra Brasil SA......................................   286,546    2,141,184
*   Springs Global Participacoes SA.............................   148,300      324,883
    Sul America SA.............................................. 2,954,999   23,512,786
    T4F Entretenimento SA.......................................   319,100      486,654
*   Technos SA..................................................   272,800      160,016
*   Tecnisa SA.................................................. 2,018,036      679,352
    Tegma Gestao Logistica SA...................................   373,002    2,330,609
*   Terra Santa Agro SA.........................................       400        1,336
    TOTVS SA....................................................   581,526    6,607,072
    Transmissora Alianca de Energia Eletrica SA................. 3,505,351   23,466,748
    Trisul SA...................................................   249,600      309,366
    Tupy SA.....................................................   707,008    3,155,400
    Unipar Carbocloro SA........................................     2,063       20,256
    Usinas Siderurgicas de Minas Gerais SA......................    61,900      166,704
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................   781,650    3,538,366
    Via Varejo SA............................................... 5,702,519    5,962,696
*   Vulcabras Azaleia SA........................................   815,809    1,285,787
    Wiz Solucoes e Corretagem de Seguros SA.....................   677,744    1,415,604
                                                                           ------------
TOTAL BRAZIL....................................................            555,433,680
                                                                           ------------

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- ------------
CHILE -- (1.7%)
     AES Gener SA................................................   7,561,581 $  2,054,120
     Banvida SA..................................................      28,774       15,082
     Besalco SA..................................................   3,002,361    2,748,359
     CAP SA......................................................     790,612    9,032,564
     Cementos BIO BIO SA.........................................     352,724      480,159
*    Cia Pesquera Camanchaca SA..................................   1,358,085      142,606
*    Cia Sud Americana de Vapores SA............................. 163,561,783    5,221,033
*    Clinica Las Condes SA.......................................       3,871      236,901
     Cristalerias de Chile SA....................................     130,323    1,029,423
     Embotelladora Andina SA, ADR, Class B.......................      20,423      432,968
     Empresa Nacional de Telecomunicaciones SA...................     682,558    7,147,863
     Empresas Hites SA...........................................   1,238,776      791,039
*    Empresas La Polar SA........................................  22,027,880      832,591
     Empresas Lipigas SA.........................................       3,250       25,878
     Empresas Tricot SA..........................................      70,631       88,976
     Engie Energia Chile SA......................................   6,067,790   11,637,471
*    Enjoy SA....................................................   2,562,139      186,495
     Forus SA....................................................     817,277    2,138,218
     Grupo Security SA...........................................   8,442,026    3,433,896
     Hortifrut SA................................................      72,075      202,189
     Instituto de Diagnostico SA.................................       2,928        9,511
     Inversiones Aguas Metropolitanas SA.........................   3,850,330    5,940,070
     Inversiones La Construccion SA..............................     362,765    6,341,023
     Masisa SA...................................................  19,941,198    1,437,368
     Multiexport Foods SA........................................   5,177,562    2,981,322
     Parque Arauco SA............................................   5,935,365   16,387,320
     PAZ Corp. SA................................................   1,331,427    1,965,786
     Ripley Corp. SA.............................................   8,768,391    7,551,717
     Salfacorp SA................................................   3,334,338    4,366,688
     Sigdo Koppers SA............................................   1,132,172    2,144,658
*    SMU SA......................................................   4,871,525    1,287,469
     Sociedad Matriz SAAM SA.....................................  39,497,287    3,805,105
     Socovesa SA.................................................   3,154,986    1,855,097
     SONDA SA....................................................   3,828,655    5,972,770
     Vina Concha y Toro SA.......................................   4,495,173    9,464,221
                                                                              ------------
TOTAL CHILE......................................................              119,387,956
                                                                              ------------
CHINA -- (17.1%)
*    21Vianet Group, Inc., ADR...................................     536,547    4,217,259
     361 Degrees International, Ltd..............................   5,491,000    1,208,681
     3SBio, Inc..................................................   6,733,500   12,449,665
# *  500.com, Ltd., ADR, Class A.................................      76,699      977,145
*    51job, Inc., ADR............................................     126,147   11,648,414
*    A8 New Media Group, Ltd.....................................   5,228,000      177,451
     AAG Energy Holdings, Ltd....................................      84,601       16,744
     Agile Group Holdings, Ltd...................................     512,000      773,516
     Ajisen China Holdings, Ltd..................................   4,219,000    1,795,341
     AKM Industrial Co., Ltd.....................................   2,660,000      465,550
#    Alibaba Pictures Group, Ltd.................................  59,170,000   13,299,236
     AMVIG Holdings, Ltd.........................................   2,508,000      607,680
     Anhui Expressway Co., Ltd., Class H.........................   2,962,000    2,002,590
*    Anton Oilfield Services Group...............................  12,002,000    1,654,857
*    Aowei Holdings, Ltd.........................................   1,795,000      356,803
     Art Group Holdings, Ltd.....................................     320,000       12,774
#    Asia Cement China Holdings Corp.............................   3,072,500    3,647,959
     Asia Television Holdings, Ltd...............................   3,434,000      100,032
     Asian Citrus Holdings, Ltd..................................   2,314,000       33,184
     Ausnutria Dairy Corp., Ltd..................................   1,950,000    3,142,545
#    AVIC International Holding HK, Ltd..........................  39,043,722    1,247,156

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED



                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
     AVIC International Holdings, Ltd., Class H..................  1,960,000 $ 1,238,413
     AviChina Industry & Technology Co., Ltd., Class H........... 14,492,000   8,527,837
     BAIOO Family Interactive, Ltd...............................  5,590,000     362,467
     Bank of Chongqing Co., Ltd., Class H........................  2,533,500   1,645,243
     Bank of Tianjin Co., Ltd., Class H..........................     22,500      12,897
# *  Bank of Zhengzhou Co., Ltd., Class H........................    105,000      42,830
*    Baoye Group Co., Ltd., Class H..............................  1,758,000   1,202,909
# *  Baozun, Inc., Sponsored ADR.................................    202,391   9,815,963
     BBI Life Sciences Corp......................................  1,299,000     391,196
     Beijing Capital International Airport Co., Ltd., Class H....  3,162,000   2,814,762
#    Beijing Capital Land, Ltd., Class H.........................  7,522,500   3,155,387
#    Beijing Enterprises Clean Energy Group, Ltd................. 59,768,570     960,931
#    Beijing Enterprises Environment Group, Ltd..................    622,000      63,471
     Beijing Enterprises Medical & Health Group, Ltd............. 29,094,000     897,642
     Beijing Enterprises Water Group, Ltd........................  3,228,000   2,002,953
#    Beijing Gas Blue Sky Holdings, Ltd.......................... 15,784,000     524,080
     Beijing Jingneng Clean Energy Co., Ltd., Class H............  9,098,000   1,823,413
#    Beijing North Star Co., Ltd., Class H.......................  5,840,000   2,317,773
#    Beijing Properties Holdings, Ltd............................ 10,632,000     327,921
     Beijing Urban Construction Design & Development Group Co.,
       Ltd., Class H.............................................  2,032,000     707,332
#    Best Pacific International Holdings, Ltd....................  2,128,000     800,160
     BII Railway Transportation Technology Holdings Co., Ltd.....  2,636,000     241,829
     Billion Industrial Holdings, Ltd............................     44,000      73,952
# *  Bitauto Holdings, Ltd., ADR.................................    171,973   2,208,133
*    Boer Power Holdings, Ltd....................................  1,245,000      93,925
     Bosideng International Holdings, Ltd........................ 19,416,000   5,344,914
*    Boyaa Interactive International, Ltd........................  3,127,000     830,554
     Brilliance China Automotive Holdings, Ltd...................  3,384,000   3,727,632
     Brilliant Circle Holdings International, Ltd................    250,000      25,976
     BYD Electronic International Co., Ltd.......................  3,942,500   7,068,088
     C C Land Holdings, Ltd...................................... 15,159,015   3,499,576
# *  C.banner International Holdings, Ltd........................  4,867,000     245,132
     Cabbeen Fashion, Ltd........................................  1,566,000     464,974
#    Canvest Environmental Protection Group Co., Ltd.............  4,729,000   2,295,820
#    Capital Environment Holdings, Ltd........................... 21,762,000     548,536
# *  CAR, Inc....................................................  5,896,000   4,775,505
#    Carnival Group International Holdings, Ltd.................. 31,930,000     195,366
     Carrianna Group Holdings Co., Ltd...........................  2,031,257     233,243
     CECEP COSTIN New Materials Group, Ltd.......................  4,494,000      64,447
#    Central China Real Estate, Ltd..............................  6,528,626   3,251,539
#    Central China Securities Co., Ltd., Class H.................  4,469,000   1,152,279
     Century Sunshine Group Holdings, Ltd........................ 12,390,000     340,016
     CGN Meiya Power Holdings Co., Ltd...........................  9,134,000   1,369,668
     Changshouhua Food Co., Ltd..................................  1,773,000     750,395
*    Changyou.com, Ltd., ADR.....................................     98,471   1,915,261
#    Chaowei Power Holdings, Ltd.................................  4,399,000   2,024,794
*    Cheetah Mobile, Inc., ADR...................................    205,689   1,295,841
     Chiho Environmental Group, Ltd..............................  2,108,000     301,180
#    China Aerospace International Holdings, Ltd................. 16,486,500   1,137,341
     China Agri-Industries Holdings, Ltd......................... 14,132,800   4,555,423
     China Aircraft Leasing Group Holdings, Ltd..................  1,897,000   2,177,106
     China All Access Holdings, Ltd..............................  6,278,000     372,535
*    China Animal Healthcare, Ltd................................  3,671,000     233,977
#    China Animation Characters Co., Ltd.........................  5,184,000   1,497,338
#    China Aoyuan Group, Ltd.....................................  8,910,000  10,815,219
#    China Beidahuang Industry Group Holdings, Ltd...............  4,032,000     117,012
     China BlueChemical, Ltd., Class H........................... 12,142,000   4,138,502
#    China Chengtong Development Group, Ltd......................  2,628,000      93,915

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
     China City Infrastructure Group, Ltd........................  1,220,000 $    38,813
     China Communications Services Corp., Ltd., Class H..........  9,412,000   7,591,104
     China Conch Venture Holdings, Ltd...........................  1,377,000   4,654,595
     China Datang Corp. Renewable Power Co., Ltd., Class H....... 15,221,000   1,744,903
     China Daye Non-Ferrous Metals Mining, Ltd...................  7,434,000      50,390
*    China Distance Education Holdings, Ltd., ADR................     30,224     196,758
     China Dongxiang Group Co., Ltd.............................. 24,374,985   3,607,848
#    China Dynamics Holdings, Ltd................................ 10,040,000     161,454
#    China Electronics Huada Technology Co., Ltd.................  5,858,000     561,033
#    China Electronics Optics Valley Union Holding Co., Ltd...... 14,592,000   1,081,954
     China Energine International Holdings, Ltd..................  5,728,000     158,479
     China Energy Engineering Corp., Ltd., Class H...............    404,000      48,422
     China Everbright, Ltd.......................................  6,106,000  11,131,587
     China Fiber Optic Network System Group, Ltd.................  9,639,999     258,056
     China Financial Services Holdings, Ltd......................  7,270,000     481,726
     China Foods, Ltd............................................  6,558,000   2,570,826
     China Glass Holdings, Ltd...................................  4,476,000     365,725
#    China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
       Class A...................................................  4,964,000   2,927,575
*    China Greenfresh Group Co., Ltd.............................  2,833,000     310,772
#    China Greenland Broad Greenstate Group Co., Ltd.............  5,628,000     415,663
     China Hanking Holdings, Ltd.................................  4,368,000     556,550
#    China Harmony New Energy Auto Holding, Ltd..................  5,776,500   2,051,144
     China High Precision Automation Group, Ltd..................  1,289,000      37,587
#    China High Speed Transmission Equipment Group Co., Ltd......  2,578,000   1,954,321
*    China Huiyuan Juice Group, Ltd..............................  4,929,500     238,030
     China International Marine Containers Group Co., Ltd.,
       Class H...................................................  1,348,600   1,700,971
*    China ITS Holdings Co., Ltd.................................  1,994,412      61,671
     China Jinmao Holdings Group, Ltd............................  3,042,300   1,972,538
     China Lesso Group Holdings, Ltd.............................  7,773,000   5,504,263
     China Lilang, Ltd...........................................  3,376,000   3,521,794
# *  China Logistics Property Holdings Co., Ltd..................  1,731,000     655,706
#    China Longevity Group Co., Ltd..............................  1,076,350      35,262
     China LotSynergy Holdings, Ltd.............................. 30,380,000     186,196
     China Machinery Engineering Corp., Class H..................  6,507,000   3,153,322
#    China Maple Leaf Educational Systems, Ltd...................  9,306,000   4,352,899
     China Medical System Holdings, Ltd..........................  7,509,500   6,670,927
     China Meidong Auto Holdings, Ltd............................  2,426,000   1,405,792
     China Merchants Land, Ltd................................... 11,282,000   1,970,166
     China Metal Resources Utilization, Ltd......................    932,000     456,371
#    China Minsheng Financial Holding Corp., Ltd.................  4,620,000      82,127
# *  China Modern Dairy Holdings, Ltd............................  4,012,000     602,241
     China National Building Material Co., Ltd., Class H.........  4,270,450   3,974,574
#    China New Town Development Co., Ltd......................... 11,720,648     280,161
     China NT Pharma Group Co., Ltd..............................  5,561,500     595,838
     China Nuclear Energy Technology Corp., Ltd..................  3,078,000     208,111
#    China Oceanwide Holdings, Ltd...............................  4,994,000     343,828
     China Oil & Gas Group, Ltd.................................. 32,918,000   2,018,623
#    China Oriental Group Co., Ltd...............................  8,006,000   4,916,255
*    China Outfitters Holdings, Ltd..............................     24,000         633
     China Overseas Grand Oceans Group, Ltd...................... 11,892,749   6,342,168
     China Overseas Property Holdings, Ltd....................... 10,065,000   4,763,367
*    China Pioneer Pharma Holdings, Ltd..........................  3,489,000     423,225
#    China Power Clean Energy Development Co., Ltd...............  3,688,999   2,517,028
     China Power International Development, Ltd.................. 28,927,333   7,707,452
     China Properties Group, Ltd.................................  2,751,000     406,475
*    China Rare Earth Holdings, Ltd..............................  7,602,799     320,125
     China Resources Cement Holdings, Ltd........................    732,000     733,946
     China Resources Medical Holdings Co., Ltd...................  4,665,000   3,391,282
#    China Ruifeng Renewable Energy Holdings, Ltd................  5,192,000     321,217

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
*    China Rundong Auto Group, Ltd...............................    160,000 $    24,496
*    China Saite Group Co., Ltd..................................  2,376,000      93,880
     China Sandi Holdings, Ltd...................................    132,000       8,744
     China Sanjiang Fine Chemicals Co., Ltd......................  5,329,000   1,387,846
     China SCE Group Holdings, Ltd............................... 12,989,200   6,139,490
# *  China Shengmu Organic Milk, Ltd............................. 11,882,000     545,497
     China Shineway Pharmaceutical Group, Ltd....................  2,291,200   2,291,405
*    China Silver Group, Ltd.....................................  7,204,000     625,090
#    China Singyes Solar Technologies Holdings, Ltd..............  3,426,655     432,438
     China South City Holdings, Ltd.............................. 25,324,000   3,843,384
     China Starch Holdings, Ltd..................................  7,505,000     191,426
     China State Construction International Holdings, Ltd........    156,000     161,906
     China Sunshine Paper Holdings Co., Ltd......................  1,834,500     294,877
     China Suntien Green Energy Corp., Ltd., Class H............. 11,039,000   3,179,538
     China Taifeng Beddings Holdings, Ltd........................  1,336,000      34,487
#    China Tian Lun Gas Holdings, Ltd............................  1,933,500   2,011,718
# *  China Tianrui Group Cement Co., Ltd.........................    148,000     116,863
     China Traditional Chinese Medicine Holdings Co., Ltd........ 12,676,000   7,195,273
     China Travel International Investment Hong Kong, Ltd........ 16,015,900   3,701,656
     China Vast Industrial Urban Development Co., Ltd............  1,601,000     689,829
     China Water Affairs Group, Ltd..............................  6,610,000   6,797,120
     China Water Industry Group, Ltd.............................  8,432,000   1,130,642
     China Wood Optimization Holding, Ltd........................  2,740,000     698,330
     China XLX Fertiliser, Ltd...................................  2,043,000     729,265
     China Yuhua Education Corp., Ltd............................  2,810,000   1,257,172
# *  China Yurun Food Group, Ltd.................................  9,253,000   1,572,544
     China ZhengTong Auto Services Holdings, Ltd.................  6,456,000   3,581,427
#    China Zhongwang Holdings, Ltd............................... 11,658,800   6,366,450
#    Chinasoft International, Ltd................................ 15,102,000   8,632,710
     Chongqing Machinery & Electric Co., Ltd., Class H...........  8,030,000     758,101
*    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd...  2,388,000     210,433
     Chu Kong Shipping Enterprise Group Co., Ltd.................  1,366,000     311,709
     CIFI Holdings Group Co., Ltd................................ 17,374,000  11,545,106
     CIMC Enric Holdings, Ltd....................................  4,218,000   4,109,109
# *  CIMC-TianDa Holdings Co., Ltd...............................  9,220,000     341,546
     CITIC Dameng Holdings, Ltd..................................  6,073,000     344,945
     CITIC Resources Holdings, Ltd............................... 18,534,600   1,750,944
     Citychamp Watch & Jewellery Group, Ltd...................... 11,770,000   2,612,390
     Clear Media, Ltd............................................    383,000     317,574
     Coastal Greenland, Ltd......................................  5,336,000     159,064
*    COFCO Meat Holdings, Ltd....................................  2,330,000     953,846
*    Cogobuy Group...............................................  4,572,000   1,683,118
#    Colour Life Services Group Co., Ltd.........................  2,408,000   1,751,573
#    Comba Telecom Systems Holdings, Ltd......................... 11,485,338   2,789,663
     Concord New Energy Group, Ltd............................... 40,614,964   1,993,026
     Consun Pharmaceutical Group, Ltd............................  2,763,000   1,938,005
# *  Coolpad Group, Ltd.......................................... 18,661,174     266,856
*    COSCO SHIPPING Development Co., Ltd., Class H............... 15,682,000   2,120,476
#    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....  9,348,000   6,044,007
#    COSCO SHIPPING International Hong Kong Co., Ltd.............  3,737,000   1,301,813
     COSCO SHIPPING Ports, Ltd................................... 10,720,143  10,692,087
     Coslight Technology International Group Co., Ltd............    966,000     283,199
     Cosmo Lady China Holdings Co., Ltd..........................  4,645,000   1,434,407
*    Country Garden Services Holdings Co., Ltd...................  4,531,000   8,368,914
#    CP Pokphand Co., Ltd........................................ 42,714,594   3,537,430
#    CPMC Holdings, Ltd..........................................  2,640,000   1,114,018
#    CRCC High-Tech Equipment Corp., Ltd., Class H...............  3,644,000     925,172
*    CSMall Group, Ltd...........................................    947,266     111,195
# *  CSSC Offshore and Marine Engineering Group Co., Ltd.,
       Class H...................................................  1,142,000   1,083,531

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                      SHARES     VALUE>>
                                                                    ---------- -----------
CHINA -- (Continued)
#    CT Environmental Group, Ltd................................... 18,320,000 $   794,004
#    CWT International, Ltd........................................ 24,080,000     405,180
     Cybernaut International Holdings Co., Ltd.....................  3,760,000      96,506
#    Da Ming International Holdings, Ltd...........................    880,000     224,155
     DaChan Food Asia, Ltd.........................................  1,267,955      66,679
     Dah Chong Hong Holdings, Ltd..................................  6,486,747   2,374,113
#    Dalian Port PDA Co., Ltd., Class H............................  4,868,400     627,404
*    Daphne International Holdings, Ltd............................  6,652,000     212,086
     Dawnrays Pharmaceutical Holdings, Ltd.........................  6,951,886   1,266,919
#    DBA Telecommunication Asia Holdings, Ltd......................    876,000      42,500
# *  Differ Group Holding Co., Ltd................................. 11,998,000     727,111
     Digital China Holdings, Ltd...................................  6,557,500   3,128,531
*    Dongfang Electric Corp., Ltd., Class H........................  2,218,000   1,694,769
#    Dongjiang Environmental Co., Ltd., Class H....................  1,268,975   1,413,886
     Dongyue Group, Ltd............................................  8,207,000   5,983,019
# *  Dynagreen Environmental Protection Group Co., Ltd., Class H...  3,006,000   1,492,928
#    Dynasty Fine Wines Group, Ltd.................................  1,508,000     276,810
     E-Commodities Holdings, Ltd...................................  8,448,000     593,565
     Embry Holdings, Ltd...........................................    470,000     137,437
     Essex Bio-technology, Ltd.....................................    698,000     644,001
     EVA Precision Industrial Holdings, Ltd........................  5,156,435     532,726
     EverChina International Holdings Co., Ltd..................... 12,045,000     346,123
*    Evergreen International Holdings, Ltd.........................    634,000      34,912
# *  Fang Holdings, Ltd., ADR......................................    588,287     894,196
     Fantasia Holdings Group Co., Ltd.............................. 13,855,500   2,628,469
     Far East Horizon, Ltd......................................... 11,914,000  13,243,295
     Feiyu Technology International Co., Ltd.......................  1,515,000      60,656
# *  First Tractor Co., Ltd., Class H..............................  2,667,176     680,853
*    Forgame Holdings, Ltd.........................................     23,400      21,792
#    Fu Shou Yuan International Group, Ltd.........................  5,744,000   4,928,751
#    Fufeng Group, Ltd.............................................  9,461,600   5,012,916
# *  Fuguiniao Co., Ltd., Class H..................................  1,930,000     178,982
     Future Land Development Holdings, Ltd.........................  8,616,000  10,275,035
#    GCL New Energy Holdings, Ltd.................................. 17,178,000     646,100
#    GCL-Poly Energy Holdings, Ltd................................. 80,265,000   5,735,845
     Gemdale Properties & Investment Corp., Ltd.................... 24,280,000   3,255,943
     Genertec Universal Medical Group Co., Ltd.....................  5,810,000   4,632,533
#    Glorious Property Holdings, Ltd............................... 21,037,501   1,034,200
     Golden Eagle Retail Group, Ltd................................  3,141,000   3,726,075
     Golden Meditech Holdings, Ltd.................................    356,000      36,345
     Golden Throat Holdings Group Co., Ltd.........................    991,500     177,907
     Golden Wheel Tiandi Holdings Co., Ltd.........................    546,000      48,605
     Goldlion Holdings, Ltd........................................  1,872,962     763,148
     Goldpac Group, Ltd............................................  2,314,000     649,234
# *  GOME Retail Holdings, Ltd..................................... 79,929,000   9,179,517
     Good Friend International Holdings, Inc.......................    398,667      66,339
#    Grand Baoxin Auto Group, Ltd..................................  4,173,992   1,462,689
     Greater China Financial Holdings, Ltd.........................  1,780,000      45,351
     Greatview Aseptic Packaging Co., Ltd..........................  7,076,000   4,308,785
     Greenland Hong Kong Holdings, Ltd.............................  7,333,000   3,014,440
     Greentown China Holdings, Ltd.................................  6,186,648   5,608,716
#    Greentown Service Group Co., Ltd..............................  4,406,000   3,802,841
     Ground International Development, Ltd.........................    370,000      15,479
     Guangdong Land Holdings, Ltd..................................  4,818,800     994,355
     Guangdong Yueyun Transportation Co., Ltd., Class H............  1,308,000     531,806
     Guangshen Railway Co., Ltd., Class H..........................  3,364,000   1,206,504
*    Guodian Technology & Environment Group Corp., Ltd., Class H...  1,369,000      62,837
*    Guolian Securities Co., Ltd., Class H.........................  1,658,000     604,084
#    Guorui Properties, Ltd........................................  3,888,000     816,113

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
*    Haichang Ocean Park Holdings, Ltd...........................  5,878,000 $ 1,245,872
# *  Hailiang Education Group, Inc., ADR.........................     30,293   1,744,574
#    Haitian International Holdings, Ltd.........................  4,306,000  10,797,725
*    Hanergy Thin Film Power Group, Ltd.......................... 17,084,000   8,166,556
     Harbin Bank Co., Ltd., Class H..............................  1,594,000     365,591
#    Harbin Electric Co., Ltd., Class H..........................  5,127,413   2,746,599
# *  Harmonicare Medical Holdings, Ltd...........................  2,403,000     624,888
#    HC Group, Inc...............................................  3,644,500   1,860,732
     Health and Happiness H&H International Holdings, Ltd........  1,402,000   8,611,337
     Henderson Investment, Ltd...................................  1,863,000     166,200
     Hengdeli Holdings, Ltd...................................... 14,521,399     759,302
# *  HengTen Networks Group, Ltd................................. 38,840,000   1,112,912
     Hi Sun Technology China, Ltd................................ 12,972,000   2,234,312
     Hilong Holding, Ltd.........................................  6,316,000     764,863
     Hisense Home Appliances Group Co., Ltd., Class H............  2,660,000   3,627,789
     HKC Holdings, Ltd...........................................  1,441,577   1,160,005
*    Honghua Group, Ltd.......................................... 19,908,000   1,701,998
     Honworld Group, Ltd.........................................  1,187,500     667,402
     Hopefluent Group Holdings, Ltd..............................  1,725,670     517,530
     Hopson Development Holdings, Ltd............................  4,514,000   4,956,803
     HOSA International, Ltd.....................................  3,700,000      51,316
     Hua Han Health Industry Holdings, Ltd....................... 25,871,698     524,373
#    Hua Hong Semiconductor, Ltd.................................  2,513,000   5,956,646
     Huadian Fuxin Energy Corp., Ltd., Class H................... 16,972,000   3,654,821
     Huaneng Renewables Corp., Ltd., Class H..................... 29,660,000   8,549,784
     Huaxi Holdings Co., Ltd.....................................    444,000     123,413
     Huazhong In-Vehicle Holdings Co., Ltd.......................  3,530,000     638,944
# *  Hydoo International Holding, Ltd............................  2,110,000     101,885
     IMAX China Holding, Inc.....................................    853,400   2,350,799
     Inner Mongolia Yitai Coal Co., Ltd., Class H................    224,800     199,173
#    Inspur International, Ltd...................................    876,000     473,420
# *  Jiangnan Group, Ltd......................................... 11,016,000     582,367
#    Jiayuan International Group, Ltd............................  3,227,816   1,444,644
#    Jinchuan Group International Resources Co., Ltd............. 12,519,000   1,166,177
#    Jingrui Holdings, Ltd.......................................  1,393,000     501,404
# *  JinkoSolar Holding Co., Ltd., ADR...........................    170,941   3,326,512
     JNBY Design, Ltd............................................  1,084,000   2,141,964
     Joy City Property, Ltd...................................... 18,494,000   2,638,773
     Ju Teng International Holdings, Ltd.........................  5,896,000   1,724,364
# *  Jumei International Holding, Ltd., ADR......................    134,565     326,993
#    Jutal Offshore Oil Services, Ltd............................  1,158,000     119,722
     K Wah International Holdings, Ltd...........................  6,677,948   4,191,254
     Kai Yuan Holdings, Ltd...................................... 13,400,000      92,600
     Kaisa Group Holdings, Ltd................................... 17,106,000   7,263,853
     Kangda International Environmental Co., Ltd.................  4,479,000     628,571
#    Kasen International Holdings, Ltd...........................  4,649,000   3,776,889
     Kinetic Mines and Energy, Ltd...............................    312,000      18,287
     Kingboard Holdings, Ltd.....................................  4,077,921  13,295,945
     Kingboard Laminates Holdings, Ltd...........................  5,917,000   6,222,854
#    Kingdee International Software Group Co., Ltd............... 15,099,200  18,533,768
     Kingsoft Corp., Ltd.........................................  4,644,000  11,895,212
     Kong Sun Holdings, Ltd......................................  1,325,000      15,539
     Koradior Holdings, Ltd......................................  1,008,000   1,206,391
#    KuangChi Science, Ltd.......................................  8,317,000     700,317
     KWG Group Holdings, Ltd..................................... 10,440,950  12,245,803
*    Labixiaoxin Snacks Group, Ltd...............................  1,152,000      64,414
     Lai Fung Holdings, Ltd......................................    627,532     786,163
*    Launch Tech Co., Ltd., Class H..............................     56,500      53,777
     Le Saunda Holdings, Ltd.....................................  1,765,799     157,513

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
     Lee & Man Chemical Co., Ltd.................................  1,070,785 $   650,919
     Lee & Man Paper Manufacturing, Ltd..........................  8,606,000   6,985,408
     Lee's Pharmaceutical Holdings, Ltd..........................  1,721,500   1,473,868
*    Leoch International Technology, Ltd.........................  2,764,000     228,755
*    Li Ning Co., Ltd............................................ 13,365,500  24,281,313
*    Lianhua Supermarket Holdings Co., Ltd., Class H.............  3,005,600     602,209
     Lifestyle China Group, Ltd..................................  1,897,500     704,435
# *  Lifetech Scientific Corp.................................... 15,504,000   3,267,121
#    Link Motion, Inc., Sponsored ADR............................    690,534      79,688
#    Lisi Group Holdings, Ltd....................................  1,088,000     115,460
     Livzon Pharmaceutical Group, Inc., Class H..................    841,364   3,060,388
     LK Technology Holdings, Ltd.................................    322,500      40,369
# *  LongiTech Smart Energy Holding, Ltd.........................    995,000      97,861
     Lonking Holdings, Ltd....................................... 12,979,000   4,413,401
     Luye Pharma Group, Ltd......................................  7,631,500   6,921,966
     LVGEM China Real Estate Investment Co., Ltd.................    600,000     187,457
#    Maanshan Iron & Steel Co., Ltd., Class H.................... 14,778,000   6,812,035
     Maoye International Holdings, Ltd...........................  8,518,000     684,530
     Min Xin Holdings, Ltd.......................................    922,000     579,476
     Mingfa Group International Co., Ltd.........................  7,108,000      51,012
     Mingyuan Medicare Development Co., Ltd......................  6,950,000      38,184
#    Minmetals Land, Ltd......................................... 11,220,000   2,157,883
#    Minth Group, Ltd............................................  3,291,000  10,404,433
     MMG, Ltd.................................................... 14,722,999   6,374,069
     MOBI Development Co., Ltd...................................    962,000     141,352
*    Mobile Internet China Holding, Ltd..........................    945,000      28,934
     Modern Land China Co., Ltd..................................  5,766,800     957,737
     Munsun Capital Group, Ltd...................................  4,818,905      63,724
#    Nan Hai Corp., Ltd.......................................... 21,550,000     425,778
*    Nature Home Holding Co., Ltd................................  1,187,000     210,312
#    NetDragon Websoft Holdings, Ltd.............................    440,000   1,279,252
#    New Century Healthcare Holding Co., Ltd.....................    110,500      70,492
#    New Provenance Everlasting Holdings, Ltd.................... 12,350,000      52,021
     New Universe Environmental Group, Ltd.......................    300,000      13,096
     New World Department Store China, Ltd.......................  3,628,462     763,460
     Nexteer Automotive Group, Ltd...............................  5,787,000   9,074,275
     Nine Dragons Paper Holdings, Ltd............................  1,672,000   1,547,500
# *  Noah Holdings, Ltd., ADR....................................    155,711   8,461,336
#    North Mining Shares Co., Ltd................................ 80,560,000     318,983
#    NVC Lighting Holdings, Ltd..................................  8,433,000     748,576
# *  O-Net Technologies Group, Ltd...............................  3,164,000   1,840,580
*    Ourgame International Holdings, Ltd.........................  1,942,000     181,884
     Overseas Chinese Town Asia Holdings, Ltd....................  1,342,183     569,598
#    Ozner Water International Holding, Ltd......................  2,638,000     545,088
#    Pacific Online, Ltd.........................................  2,928,365     668,713
#    Panda Green Energy Group, Ltd............................... 18,254,000     771,409
     Parkson Retail Group, Ltd...................................  8,280,500     676,403
#    PAX Global Technology, Ltd..................................  5,910,000   2,760,407
     Peking University Resources Holdings Co., Ltd...............    176,000       5,936
#    Phoenix Media Investment Holdings, Ltd......................  8,340,000     925,069
*    Phoenix New Media, Ltd., ADR................................    146,073     635,418
     Poly Culture Group Corp., Ltd., Class H.....................    628,800     740,555
     Poly Property Group Co., Ltd................................ 15,779,000   6,620,213
     Pou Sheng International Holdings, Ltd....................... 15,028,806   3,526,723
     Powerlong Real Estate Holdings, Ltd.........................  9,746,000   4,746,740
     Prosperity International Holdings HK, Ltd...................  1,162,000      27,995
# *  PW Medtech Group, Ltd.......................................  5,032,000     858,679
#    Q Technology Group Co., Ltd.................................  2,488,000   2,568,650
*    Qingdao Port International Co., Ltd., Class H...............  3,450,000   2,396,362

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- -----------
CHINA -- (Continued)
     Qingling Motors Co., Ltd., Class H..........................   4,464,000 $ 1,337,888
#    Qinhuangdao Port Co., Ltd., Class H.........................   3,958,000     872,341
# *  Qinqin Foodstuffs Group Cayman Co., Ltd.....................      65,000      21,157
     Qunxing Paper Holdings Co., Ltd.............................     669,913      32,280
*    Real Gold Mining, Ltd.......................................     300,500      10,074
#    Redco Group.................................................   6,978,000   2,788,492
     Regal International Airport Group Co., Ltd., Class H........     807,000     653,849
# *  Renhe Commercial Holdings Co., Ltd.......................... 129,099,000   4,269,591
#    Renren, Inc., ADR...........................................      37,726      65,266
#    REXLot Holdings, Ltd........................................  98,652,252     264,085
     Rivera Holdings, Ltd........................................   1,382,000     105,738
     Road King Infrastructure, Ltd...............................   1,941,000   4,407,712
*    Ronshine China Holdings, Ltd................................   2,005,000   2,761,172
     Royale Furniture Holdings, Ltd..............................     130,000      17,397
# *  Sany Heavy Equipment International Holdings Co., Ltd........   6,885,000   3,293,655
#    Seaspan Corp................................................     430,472   4,364,986
# *  Semiconductor Manufacturing International Corp..............   2,667,000   2,855,581
#    Shandong Chenming Paper Holdings, Ltd., Class H.............   2,933,250   1,522,782
     Shandong Weigao Group Medical Polymer Co., Ltd., Class H....  11,976,000  11,772,413
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H...........   1,446,400     767,556
*    Shanghai Fudan Microelectronics Group Co., Ltd., Class H....   1,246,000   2,089,686
     Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.,
       Class H...................................................   1,723,000   1,539,046
     Shanghai Haohai Biological Technology Co., Ltd., Class H....     207,000   1,328,232
     Shanghai Industrial Holdings, Ltd...........................   3,590,000   8,443,883
#    Shanghai Industrial Urban Development Group, Ltd............  13,698,000   2,743,304
     Shanghai Jin Jiang International Hotels Group Co., Ltd.,
       Class H...................................................   8,524,000   2,111,733
#    Shanghai La Chapelle Fashion Co., Ltd., Class H.............     175,800      89,873
*    Shanghai Prime Machinery Co., Ltd., Class H.................   5,358,000     764,900
#    Shanghai Zendai Property, Ltd...............................  21,220,000     318,641
     Sheen Tai Holdings Grp Co., Ltd.............................   1,888,000      42,300
     Shengjing Bank Co., Ltd., Class H...........................      62,500      36,316
     Shenguan Holdings Group, Ltd................................   7,098,000     365,332
     Shenzhen Expressway Co., Ltd., Class H......................   4,920,400   5,993,142
     Shenzhen International Holdings, Ltd........................   7,648,867  16,533,846
     Shenzhen Investment, Ltd....................................  23,170,643   9,220,154
     Shougang Concord International Enterprises Co., Ltd.........  51,776,000   2,113,340
     Shougang Fushan Resources Group, Ltd........................  17,778,000   4,309,436
     Shui On Land, Ltd...........................................  26,651,143   6,493,923
# *  Shunfeng International Clean Energy, Ltd....................   9,986,000     343,063
     Sichuan Expressway Co., Ltd., Class H.......................   5,324,000   1,778,615
     Sihuan Pharmaceutical Holdings Group, Ltd...................  26,645,000   7,179,487
     Silver Grant International Industries, Ltd..................   6,502,000   1,244,936
#    Sino Oil And Gas Holdings, Ltd..............................   7,481,777     160,003
#    Sinofert Holdings, Ltd......................................  16,775,327   2,075,459
     Sino-I Technology, Ltd......................................   3,950,000      35,819
     Sinolink Worldwide Holdings, Ltd............................  16,500,800   1,623,415
#    SinoMedia Holding, Ltd......................................   1,126,000     258,273
     Sino-Ocean Group Holding, Ltd...............................  12,535,500   5,631,461
     Sinopec Engineering Group Co., Ltd., Class H................   7,755,500   7,499,769
     Sinopec Kantons Holdings, Ltd...............................   6,960,000   3,109,902
#    Sinosoft Technology Group, Ltd..............................   5,361,599   1,916,965
     Sinotrans, Ltd., Class H....................................  14,955,000   6,144,685
     Sinotruk Hong Kong, Ltd.....................................   4,735,500  10,280,011
     Skyfame Realty Holdings, Ltd................................  18,696,000   3,076,570
#    Skyworth Digital Holdings, Ltd..............................  13,675,628   4,042,783
#    SMI Holdings Group, Ltd.....................................   6,450,413     411,127
*    SOHO China, Ltd.............................................  14,601,500   5,296,193
# *  Sohu.com, Ltd., ADR.........................................     115,019   2,377,443
*    Southern Energy Holdings Group, Ltd.........................     230,000     461,257

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
     Sparkle Roll Group, Ltd.....................................  7,624,000 $   325,525
     Springland International Holdings, Ltd......................  5,366,000   1,121,852
# *  SPT Energy Group, Inc.......................................  4,396,000     436,920
     SRE Group, Ltd.............................................. 34,584,346     446,716
     SSY Group, Ltd.............................................. 12,301,152  11,651,961
# *  Starrise Media Holdings, Ltd................................  2,410,000     410,862
     Suchuang Gas Corp., Ltd.....................................    564,000     153,943
#    Sun King Power Electronics Group............................  3,644,000     600,569
# *  Sunshine 100 China Holdings, Ltd............................    643,000     130,729
     Symphony Holdings, Ltd......................................  8,650,000   1,114,464
     Tang Palace China Holdings, Ltd.............................    440,000      77,423
#    Tarena International, Inc., ADR.............................    238,494   1,211,550
     Taung Gold International, Ltd............................... 37,090,000     207,903
     TCL Electronics Holdings, Ltd...............................  4,977,347   2,666,939
     Tech Pro Technology Development, Ltd........................ 43,862,000      71,568
     Technovator International, Ltd..............................  3,078,000     443,638
     Ten Pao Group Holdings, Ltd.................................  1,296,000     182,235
     Tenfu Cayman Holdings Co., Ltd..............................    244,000     165,111
# *  Tenwow International Holdings, Ltd..........................  4,336,000      78,763
     Tesson Holdings, Ltd........................................    162,000      13,622
     Texhong Textile Group, Ltd..................................  2,117,500   2,868,944
     Tian An China Investment Co., Ltd...........................  1,718,000     943,675
     Tian Ge Interactive Holdings, Ltd...........................  2,904,000     900,151
#    Tian Shan Development Holding, Ltd..........................  1,742,000     562,574
     Tiangong International Co., Ltd.............................  2,186,000     571,448
# *  Tianjin Capital Environmental Protection Group Co., Ltd.,
       Class H...................................................  2,518,000   1,020,729
     Tianjin Development Holdings, Ltd...........................  3,726,000   1,296,384
     Tianjin Port Development Holdings, Ltd...................... 14,364,800   1,667,147
     Tianneng Power International, Ltd...........................  5,358,048   5,031,586
     Tianyun International Holdings, Ltd.........................  1,978,000     307,556
#    Tibet Water Resources, Ltd.................................. 12,716,000   3,648,622
     Time Watch Investments, Ltd.................................  1,562,000     209,422
     Tomson Group, Ltd...........................................  3,049,054   1,169,877
#    Tong Ren Tang Technologies Co., Ltd., Class H...............  4,017,000   5,576,995
#    Tongda Group Holdings, Ltd.................................. 24,750,000   2,682,946
     Tongfang Kontafarma Holdings, Ltd...........................    186,000       5,925
     Tonly Electronics Holdings, Ltd.............................    598,176     518,561
#    Top Spring International Holdings, Ltd......................  1,539,500     443,293
     Tou Rong Chang Fu Group, Ltd................................ 15,232,000     229,117
     Towngas China Co., Ltd......................................  7,010,657   5,577,868
     TPV Technology, Ltd.........................................  5,225,964   1,213,728
     Trigiant Group, Ltd.........................................  3,878,000     702,011
     Truly International Holdings, Ltd...........................  8,011,573   1,351,881
#    Tsaker Chemical Group, Ltd..................................  1,314,500     492,890
# *  Tuniu Corp., Sponsored ADR..................................    118,517     545,178
     Uni-President China Holdings, Ltd...........................  8,237,000   7,542,936
#    United Energy Group, Ltd.................................... 40,014,900   7,504,049
# *  V1 Group, Ltd............................................... 11,181,579     355,522
     Vinda International Holdings, Ltd...........................    841,000   1,619,475
*    Vipshop Holdings, Ltd., ADR.................................  1,952,438  16,810,491
     Wanguo International Mining Group, Ltd......................    442,000     105,434
     Wasion Holdings, Ltd........................................  4,030,000   2,057,955
     Weiqiao Textile Co., Class H................................  2,249,500     909,286
     Wenzhou Kangning Hospital Co., Ltd., Class H................      2,700      14,460
     West China Cement, Ltd...................................... 16,034,000   2,252,510
#    Wisdom Education International Holdings Co., Ltd............  2,284,000   1,343,015
#    Wisdom Sports Group.........................................  3,257,000     220,278
     Wison Engineering Services Co., Ltd.........................  1,373,000     203,157
#    Xiabuxiabu Catering Management China Holdings Co., Ltd......  2,073,000   3,651,261

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES      VALUE>>
                                                                  ---------- --------------
CHINA -- (Continued)
     Xiamen International Port Co., Ltd., Class H................  7,248,000 $    1,036,332
     Xinchen China Power Holdings, Ltd...........................  2,119,000        114,823
     Xingda International Holdings, Ltd..........................  6,117,235      1,943,588
     Xingfa Aluminium Holdings, Ltd..............................    503,000        423,408
     Xinhua Winshare Publishing and Media Co., Ltd., Class H.....  2,708,103      2,080,221
*    Xinjiang Xinxin Mining Industry Co., Ltd., Class H..........  4,353,598        377,622
*    Xinming China Holdings, Ltd.................................    224,000         35,410
     Xinyi Solar Holdings, Ltd................................... 17,367,372      9,903,670
#    Xinyuan Real Estate Co., Ltd., ADR..........................    121,398        540,221
     Xtep International Holdings, Ltd............................  6,224,500      3,548,760
*    Xunlei, Ltd., ADR...........................................     92,530        323,855
#    Yadea Group Holdings, Ltd...................................  7,014,000      2,406,109
     Yanchang Petroleum International, Ltd....................... 30,610,000        425,742
#    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
       Class H...................................................  1,018,000      2,516,018
# *  Yashili International Holdings, Ltd.........................  5,308,000        723,995
     YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H....    588,200      2,919,515
     Yida China Holdings, Ltd....................................  1,148,000        375,977
     Yihai International Holding, Ltd............................  1,454,000      7,181,909
     Yip's Chemical Holdings, Ltd................................  1,850,000        632,577
#    Yirendai, Ltd., ADR.........................................     85,486      1,354,098
     Yorkey Optical International Cayman, Ltd....................    396,000         61,123
# *  Youyuan International Holdings, Ltd.........................  2,894,070        885,679
*    YuanShengTai Dairy Farm, Ltd................................  5,941,000        137,848
     Yuexiu Property Co., Ltd.................................... 50,846,284     11,802,485
#    Yuexiu Transport Infrastructure, Ltd........................  4,586,018      3,737,580
     Yunnan Water Investment Co., Ltd., Class H..................  1,680,000        516,303
     Yuzhou Properties Co., Ltd.................................. 11,545,364      6,102,274
*    YY, Inc., ADR...............................................    213,182     18,037,329
     Zhaojin Mining Industry Co., Ltd., Class H..................  8,321,500      7,169,016
     Zhejiang Expressway Co., Ltd., Class H......................  4,490,000      4,815,954
     Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H....  1,837,800        926,683
# *  Zhong An Real Estate, Ltd................................... 21,554,800        797,106
     Zhongsheng Group Holdings, Ltd..............................  3,435,000      9,036,631
#    Zhongyu Gas Holdings, Ltd...................................  1,834,306      1,717,353
#    Zhou Hei Ya International Holdings Co., Ltd.................  3,119,000      1,644,114
#    Zhuguang Holdings Group Co., Ltd............................  7,324,000      1,150,651
     Zhuhai Holdings Investment Group, Ltd.......................  1,800,000        200,105
     Zoomlion Heavy Industry Science and Technology Co., Ltd.,
       Class H...................................................  6,882,000      4,039,440
                                                                             --------------
TOTAL CHINA......................................................             1,227,759,450
                                                                             --------------
COLOMBIA -- (0.3%)
     Almacenes Exito SA..........................................  1,652,483      7,410,811
     Bolsa de Valores de Colombia................................     63,819        246,729
     Celsia SA ESP...............................................  2,086,952      2,891,686
     Cementos Argos SA...........................................  1,046,924      2,613,060
*    CEMEX Latam Holdings SA.....................................  1,118,385      1,684,539
*    Constructora Conconcreto SA.................................    323,906         48,587
*    Corp. Financiera Colombiana SA..............................    286,871      2,232,331
*    Empresa de Telecomunicaciones de Bogota.....................  3,255,012        255,710
     Grupo Nutresa SA............................................    165,024      1,367,863
     Interconexion Electrica SA ESP..............................    143,660        702,915
     Mineros SA..................................................    115,553         81,485
     Promigas SA ESP.............................................     10,240         19,050
                                                                             --------------
TOTAL COLOMBIA...................................................                19,554,766
                                                                             --------------
GREECE -- (0.3%)
     Aegean Airlines SA..........................................    203,247      1,921,959
     Athens Water Supply & Sewage Co. SA.........................    124,127        827,269

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- -----------
GREECE -- (Continued)
     Bank of Greece..............................................   140,045 $ 2,066,238
*    Ellaktor SA.................................................   769,249   1,478,260
     Fourlis Holdings SA.........................................   271,724   1,640,283
*    GEK Terna Holding Real Estate Construction SA...............   475,188   2,740,249
     Hellenic Exchanges - Athens Stock Exchange SA...............   430,910   2,167,447
     Holding Co. ADMIE IPTO SA...................................    99,530     191,266
*    Iaso SA.....................................................   528,264     876,341
*    Intracom Holdings SA........................................   379,795     379,899
*    Intralot SA-Integrated Lottery Systems & Services...........   796,641     372,426
*    LAMDA Development SA........................................   102,236     780,551
*    Marfin Investment Group Holdings SA......................... 5,032,612     517,806
     Mytilineos Holdings SA......................................   327,991   3,551,660
*    Piraeus Bank SA.............................................   120,308     245,257
     Piraeus Port Authority SA...................................    42,172     978,997
     Sarantis SA.................................................   187,696   1,555,549
     Terna Energy SA.............................................   177,048   1,382,989
                                                                            -----------
TOTAL GREECE.....................................................            23,674,446
                                                                            -----------
HONG KONG -- (0.0%)
     Essex Bio-technology, Ltd...................................    15,000      13,824
     HC Group, Inc...............................................    40,000      20,396
#    Leyou Technologies Holdings, Ltd............................ 7,380,000   2,117,730
                                                                            -----------
TOTAL HONG KONG..................................................             2,151,950
                                                                            -----------
HUNGARY -- (0.2%)
     CIG Pannonia Life Insurance P.L.C., Class A.................   205,071     304,099
     Magyar Telekom Telecommunications P.L.C..................... 2,525,223   3,981,599
# *  Opus Global Nyrt............................................   153,396     239,522
     Richter Gedeon Nyrt.........................................   381,935   7,578,249
                                                                            -----------
TOTAL HUNGARY....................................................            12,103,469
                                                                            -----------
INDIA -- (10.6%)
*    3M India, Ltd...............................................     5,931   1,954,966
*    5Paisa Capital, Ltd.........................................    34,270     141,731
     Aarti Drugs, Ltd............................................    21,074     187,911
     Aarti Industries, Ltd.......................................   196,430   4,581,836
     Abbott India, Ltd...........................................    15,291   1,629,459
     Accelya Kale Solutions, Ltd.................................     3,300      43,550
     Adani Enterprises, Ltd......................................   303,642     553,034
*    Adani Gas, Ltd..............................................   303,642     576,190
*    Adani Green Energy, Ltd.....................................     6,494       3,714
*    Adani Power, Ltd............................................ 1,605,930   1,029,177
*    Adani Transmissions, Ltd....................................   523,322   1,640,902
*    Aditya Birla Fashion and Retail, Ltd........................   696,764   2,181,872
     Advanced Enzyme Technologies, Ltd...........................   152,877     418,637
     Aegis Logistics, Ltd........................................   711,110   1,984,688
     Agro Tech Foods, Ltd........................................    75,356     631,539
     Ahluwalia Contracts India, Ltd..............................    24,323     114,378
     AIA Engineering, Ltd........................................   236,014   6,146,033
     Ajanta Pharma, Ltd..........................................   204,074   2,910,151
     Akzo Nobel India, Ltd.......................................    74,807   1,840,825
     Alembic Pharmaceuticals, Ltd................................   451,977   3,607,905
     Alembic, Ltd................................................   646,465     387,855
     Alkyl Amines Chemicals......................................    22,811     276,021
*    Allahabad Bank.............................................. 2,513,394   1,686,609
     Allcargo Logistics, Ltd.....................................   453,470     700,521
     Amara Raja Batteries, Ltd...................................   266,056   2,532,655
*    Amtek Auto, Ltd.............................................   217,501       8,818

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
    Anant Raj, Ltd..............................................   729,609 $  319,354
*   Andhra Bank................................................. 2,028,483    721,147
    Andhra Sugars, Ltd. (The)...................................    26,020    128,877
*   Anveshan Heavy Engineering, Ltd.............................    41,601    276,534
    Apar Industries, Ltd........................................    98,495    950,153
    APL Apollo Tubes, Ltd.......................................    40,523    929,274
    Apollo Hospitals Enterprise, Ltd............................   350,445  6,145,498
    Apollo Tyres, Ltd........................................... 2,135,080  6,304,771
    Aptech, Ltd.................................................    93,269    214,496
*   Arvind Fashions, Ltd........................................   224,643  3,229,773
    Arvind, Ltd................................................. 1,123,214  1,339,547
    Asahi India Glass, Ltd......................................   458,070  1,560,289
    Ashiana Housing, Ltd........................................   240,932    405,426
    Ashoka Buildcon, Ltd........................................   516,254    918,896
    Astra Microwave Products, Ltd...............................    45,929     57,607
    Astral Polytechnik, Ltd.....................................   125,652  2,240,972
*   AstraZeneca Pharma India, Ltd...............................    19,541    659,290
    Atul, Ltd...................................................    70,294  3,439,297
    Automotive Axles, Ltd.......................................    37,418    607,960
    Avanti Feeds, Ltd...........................................   198,519  1,040,225
*   Bajaj Corp., Ltd............................................   469,523  2,217,821
    Bajaj Electricals, Ltd......................................   182,733  1,497,194
*   Bajaj Hindusthan Sugar, Ltd................................. 2,965,216    353,844
    Bajaj Holdings & Investment, Ltd............................   110,956  4,929,256
    Balaji Amines, Ltd..........................................    66,502    418,706
    Balaji Telefilms, Ltd.......................................   215,547    233,764
    Balkrishna Industries, Ltd..................................   475,987  6,268,573
*   Ballarpur Industries, Ltd................................... 1,442,553     55,009
    Balmer Lawrie & Co., Ltd....................................   308,856    752,778
    Balrampur Chini Mills, Ltd.................................. 1,144,517  2,486,751
    Banco Products India, Ltd...................................   152,996    326,051
*   Bank of Baroda..............................................   976,400  1,636,688
*   Bank of Maharashtra.........................................   869,980    225,940
    Bannari Amman Sugars, Ltd...................................    14,297    290,422
    BASF India, Ltd.............................................    86,158  1,715,681
    Bata India, Ltd.............................................   101,386  2,121,362
    Bayer CropScience, Ltd......................................     6,694    404,033
    BEML, Ltd...................................................    78,877    988,819
    Berger Paints India, Ltd....................................   630,589  2,919,435
*   BF Utilities, Ltd...........................................    30,209     79,918
    Bhansali Engineering Polymers, Ltd..........................   399,040    414,417
*   Bharat Financial Inclusion, Ltd.............................   367,223  5,302,110
    Bharat Rasayan, Ltd.........................................     2,566    150,432
    Birla Corp., Ltd............................................   162,236  1,169,659
    Bliss Gvs Pharma, Ltd.......................................   354,023    857,338
    BLS International Services, Ltd.............................    20,214     35,490
    Blue Dart Express, Ltd......................................    34,007  1,604,357
    Blue Star, Ltd..............................................   204,026  1,983,525
    Bodal Chemicals, Ltd........................................   329,039    575,670
    Bombay Dyeing & Manufacturing Co., Ltd......................   616,079    987,708
    Borosil Glass Works, Ltd....................................    34,694    100,523
    Brigade Enterprises, Ltd....................................   302,306    980,380
    BSE, Ltd....................................................    45,992    410,368
    Can Fin Homes, Ltd..........................................   218,992  1,000,592
*   Canara Bank.................................................   398,906  1,489,378
    Capacit'e Infraprojects, Ltd................................    12,686     41,451
    Caplin Point Laboratories, Ltd..............................   127,657    670,710
    Carborundum Universal, Ltd..................................   400,972  2,066,874
    Care Ratings, Ltd...........................................   163,596  2,314,384

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Castrol India, Ltd..........................................   366,997 $   808,126
    CCL Products India, Ltd.....................................   443,978   1,647,013
    Ceat, Ltd...................................................   149,415   2,258,211
    Central Depository Services India, Ltd......................   124,315     418,441
    Century Plyboards India, Ltd................................   473,285   1,181,233
    Century Textiles & Industries, Ltd..........................    23,932     315,690
    Cera Sanitaryware, Ltd......................................    32,275   1,302,691
    CESC, Ltd...................................................   604,391   6,086,053
*   CG Power and Industrial Solutions, Ltd...................... 2,641,173   1,430,146
    Chambal Fertilizers & Chemicals, Ltd........................ 1,062,885   2,374,309
    Chennai Petroleum Corp., Ltd................................   352,997   1,283,222
    Chennai Super Kings Cricket, Ltd............................ 1,658,632      10,061
    City Union Bank, Ltd........................................ 1,375,265   4,033,397
*   Claro India, Ltd............................................    44,794      64,659
*   Coffee Day Enterprises, Ltd.................................   248,712     931,207
    Coromandel International, Ltd...............................   571,426   3,557,651
*   Corp. Bank.................................................. 1,394,331     551,916
*   Cox & Kings Financial Service, Ltd..........................   263,756     143,532
    Cox & Kings, Ltd............................................   791,270   1,376,798
    CRISIL, Ltd.................................................   117,238   2,423,973
    Crompton Greaves Consumer Electricals, Ltd.................. 3,171,444  10,826,467
    Cyient, Ltd.................................................   394,638   3,346,033
    DB Corp., Ltd...............................................   154,469     415,793
*   DB Realty, Ltd..............................................   162,634      34,435
    DCB Bank, Ltd............................................... 1,566,838   4,769,913
    DCM Shriram, Ltd............................................   301,177   1,894,578
    Deepak Fertilisers & Petrochemicals Corp., Ltd..............   187,415     364,339
    Deepak Nitrite, Ltd.........................................   294,798   1,119,525
    Delta Corp., Ltd............................................   661,802   2,330,266
    Dewan Housing Finance Corp., Ltd............................   857,976   1,639,023
    DFM Foods, Ltd..............................................    37,685     144,936
    Dhampur Sugar Mills, Ltd....................................   134,484     431,038
    Dhanuka Agritech, Ltd.......................................    50,591     271,295
    Digicontent, Ltd............................................   182,037      57,055
    Dilip Buildcon, Ltd.........................................   164,852   1,273,346
    Dish TV India, Ltd.......................................... 3,416,870   1,768,421
*   Dishman Carbogen Amcis, Ltd.................................   642,272   2,105,124
    Dixon Technologies India, Ltd...............................     3,220     108,791
    Dr Lal PathLabs, Ltd........................................   123,244   1,842,589
    Dynamatic Technologies, Ltd.................................     8,945     183,612
    eClerx Services, Ltd........................................   142,491   2,345,707
    Edelweiss Financial Services, Ltd...........................   951,824   2,037,764
    EID Parry India, Ltd........................................   515,005   1,432,303
    EIH, Ltd.................................................... 1,027,752   2,789,768
    Electrosteel Castings, Ltd..................................   761,096     213,975
    Elgi Equipments, Ltd........................................   360,052   1,376,563
    Endurance Technologies, Ltd.................................    15,397     261,870
    Engineers India, Ltd........................................ 1,176,324   1,888,241
    Entertainment Network India, Ltd............................    67,400     476,495
*   Eris Lifesciences, Ltd......................................     3,354      30,205
*   Eros International Media, Ltd...............................   156,752     161,014
    Escorts, Ltd................................................   518,182   5,545,126
    Essel Propack, Ltd..........................................   782,764   1,524,473
    Eveready Industries India, Ltd..............................   279,246     470,086
    Excel Crop Care, Ltd........................................     4,882     238,512
    Excel Industries, Ltd.......................................     3,403      51,797
    Exide Industries, Ltd....................................... 1,079,269   3,320,576
*   FDC, Ltd....................................................   429,517   1,085,166
    Federal Bank, Ltd........................................... 8,415,991  11,238,945

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
INDIA -- (Continued)
*   Federal-Mogul Goetze India, Ltd.............................     82,059 $  653,319
    FIEM Industries, Ltd........................................     13,594     93,806
    Finolex Cables, Ltd.........................................    707,829  4,480,157
    Finolex Industries, Ltd.....................................    298,707  1,990,893
    Firstsource Solutions, Ltd..................................  1,633,959  1,192,593
*   Fortis Healthcare, Ltd......................................  2,321,065  4,636,493
*   Future Enterprises, Ltd.....................................    791,059    386,893
    Future Lifestyle Fashions, Ltd..............................    111,982    776,445
*   Future Retail, Ltd..........................................    229,423  1,374,392
    Gabriel India, Ltd..........................................    415,189    870,175
    Garware Technical Fibres, Ltd...............................     54,543    854,785
    Gateway Distriparks, Ltd....................................    635,597  1,209,544
    Gati, Ltd...................................................    124,440    145,296
*   Gayatri Projects, Ltd.......................................    297,572    695,888
    GE Power India, Ltd.........................................     73,376    958,061
    GE T&D India, Ltd...........................................    185,968    679,213
    Geojit Financial Services, Ltd..............................    280,174    154,702
    GHCL, Ltd...................................................    228,000    821,410
    GIC Housing Finance, Ltd....................................     98,590    366,170
    Gillette India, Ltd.........................................     14,622  1,599,768
    GlaxoSmithKline Pharmaceuticals, Ltd........................     11,774    216,895
    Glenmark Pharmaceuticals, Ltd...............................    549,552  5,011,895
    GM Breweries, Ltd...........................................     37,452    296,021
*   GMR Infrastructure, Ltd..................................... 11,964,271  2,855,448
    GOCL Corp., Ltd.............................................     46,790    219,285
*   Godawari Power and Ispat, Ltd...............................     26,165     82,992
    Godfrey Phillips India, Ltd.................................     90,837  1,437,656
    Godrej Agrovet, Ltd.........................................      8,130     60,529
    Godrej Industries, Ltd......................................    419,995  3,114,776
*   Godrej Properties, Ltd......................................    219,286  2,581,873
    Granules India, Ltd.........................................    674,954  1,085,474
    Graphite India, Ltd.........................................     52,686    291,181
    Great Eastern Shipping Co., Ltd. (The)......................    476,566  1,974,882
    Greaves Cotton, Ltd.........................................    615,503  1,319,108
    Greenply Industries, Ltd....................................    223,561    543,741
    Grindwell Norton, Ltd.......................................    101,866    896,767
    GRUH Finance, Ltd...........................................  1,261,788  5,770,982
*   GTL Infrastructure, Ltd.....................................    938,311     12,155
    Gujarat Alkalies & Chemicals, Ltd...........................    175,904  1,217,037
    Gujarat Ambuja Exports, Ltd.................................    261,578    789,678
    Gujarat Fluorochemicals, Ltd................................    224,424  3,373,646
    Gujarat Gas, Ltd............................................  1,484,059  3,394,277
    Gujarat Industries Power Co., Ltd...........................    320,510    319,813
    Gujarat Mineral Development Corp., Ltd......................    757,628    805,504
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........    269,342  1,209,247
    Gujarat Pipavav Port, Ltd...................................  1,223,530  1,542,532
    Gujarat State Fertilizers & Chemicals, Ltd..................    969,096  1,370,118
    Gujarat State Petronet, Ltd.................................  1,224,601  3,486,803
    Gulf Oil Lubricants India, Ltd..............................     98,950  1,220,967
*   GVK Power & Infrastructure, Ltd.............................  5,800,593    602,091
    Hatsun Agro Products, Ltd...................................     58,503    588,943
    Hatsun Agro Products, Ltd...................................      3,375     27,036
    HBL Power Systems, Ltd......................................    627,675    215,973
*   HealthCare Global Enterprises, Ltd..........................     92,974    262,301
    HEG, Ltd....................................................     11,644    271,655
    HeidelbergCement India, Ltd.................................    558,522  1,465,501
    Heritage Foods, Ltd.........................................     77,562    580,534
    Hester Biosciences, Ltd.....................................      8,653    176,829
    Hexaware Technologies, Ltd..................................    751,914  3,775,911

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
INDIA -- (Continued)
    Hikal, Ltd..................................................    334,617 $  852,393
    HIL, Ltd....................................................     15,712    418,079
    Himachal Futuristic Communications, Ltd.....................  3,544,759  1,126,693
    Himadri Speciality Chemical, Ltd............................    754,490  1,199,657
    Himatsingka Seide, Ltd......................................    248,863    761,770
    Hinduja Global Solutions, Ltd...............................     48,678    432,589
    Hinduja Ventures, Ltd.......................................     37,897    210,102
*   Hindustan Oil Exploration Co., Ltd..........................    249,147    443,298
    Honda SIEL Power Products, Ltd..............................     16,776    254,991
    Honeywell Automation India, Ltd.............................     12,283  4,254,934
*   Hotel Leela Venture, Ltd....................................    487,744     72,245
*   Housing Development & Infrastructure, Ltd...................  2,901,689    963,928
    HSIL, Ltd...................................................    236,140    912,681
    HT Media, Ltd...............................................    728,149    410,775
    Huhtamaki PPL, Ltd..........................................    141,795    458,801
    I G Petrochemicals, Ltd.....................................     70,875    299,888
    ICRA, Ltd...................................................      2,896    131,266
*   IDFC First Bank, Ltd........................................  9,693,262  6,927,971
    IDFC, Ltd...................................................  5,315,848  3,050,654
*   IFB Industries, Ltd.........................................     62,865    820,364
*   IFCI, Ltd...................................................  6,365,167    970,340
    Igarashi Motors India, Ltd..................................      1,191      5,464
    IIFL Holdings, Ltd..........................................  1,410,829  8,745,075
*   IL&FS Transportation Networks, Ltd..........................    546,574     38,964
    India Cements, Ltd. (The)...................................  1,331,790  2,044,384
    India Glycols, Ltd..........................................     70,838    258,156
    India Nippon Electricals, Ltd...............................     14,955     93,596
    Indiabulls Integrated Services, Ltd.........................     41,160    177,395
*   Indiabulls Real Estate, Ltd.................................  1,754,817  2,873,177
    Indiabulls Ventures, Ltd....................................    929,117  3,941,628
    Indiabulls Ventures, Ltd....................................    152,225    381,246
*   Indian Bank.................................................    682,217  2,481,659
    Indian Hotels Co., Ltd. (The)...............................  3,596,183  7,962,928
    Indian Hume Pipe Co., Ltd...................................     61,177    233,988
*   Indian Overseas Bank........................................  2,435,813    494,123
    Indo Count Industries, Ltd..................................    435,926    254,987
    Indoco Remedies, Ltd........................................    253,541    725,562
    INEOS Styrolution India, Ltd................................     30,905    242,587
    Infibeam Avenues, Ltd.......................................     98,091     58,853
    Ingersoll-Rand India, Ltd...................................     78,519    686,537
*   Inox Leisure, Ltd...........................................    413,809  1,864,025
*   Inox Wind, Ltd..............................................    288,165    265,614
    Insecticides India, Ltd.....................................     32,706    294,070
*   Intellect Design Arena, Ltd.................................    342,953  1,111,749
*   International Paper APPM, Ltd...............................     49,835    317,157
    Ipca Laboratories, Ltd......................................    376,669  5,191,186
    IRB Infrastructure Developers, Ltd..........................  1,170,839  2,049,852
    ITD Cementation India, Ltd..................................    370,866    660,954
    J Kumar Infraprojects, Ltd..................................    166,672    289,190
    Jagran Prakashan, Ltd.......................................    764,222  1,248,082
    Jai Corp., Ltd..............................................    411,654    688,424
    Jain Irrigation Systems, Ltd................................  2,117,960  1,651,467
*   Jaiprakash Associates, Ltd..................................  8,194,430    636,836
*   Jaiprakash Power Ventures, Ltd.............................. 14,119,051    591,515
*   Jammu & Kashmir Bank, Ltd. (The)............................  2,013,045  1,749,338
    Jamna Auto Industries, Ltd..................................    953,834    746,199
    Jayant Agro-Organics, Ltd...................................      6,584     19,389
*   Jaypee Infratech, Ltd.......................................  2,580,451     85,391
    JB Chemicals & Pharmaceuticals, Ltd.........................    204,577  1,013,725

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
    JBM Auto, Ltd...............................................    15,094 $   54,653
*   Jet Airways India, Ltd......................................   223,316    480,991
    Jindal Poly Films, Ltd......................................   124,106    450,561
    Jindal Saw, Ltd............................................. 1,033,433  1,206,191
*   Jindal Stainless Hisar, Ltd.................................   334,099    418,118
*   Jindal Stainless, Ltd.......................................   475,544    254,490
*   Jindal Steel & Power, Ltd................................... 1,710,632  4,383,370
    JK Cement, Ltd..............................................   157,446  2,058,459
    JK Lakshmi Cement, Ltd......................................   288,501  1,538,979
    JK Paper, Ltd...............................................   563,814  1,117,470
    JK Tyre & Industries, Ltd...................................   473,459    590,287
    JM Financial, Ltd........................................... 1,845,543  2,362,591
    JMC Projects India, Ltd.....................................   267,320    436,135
    Johnson Controls-Hitachi Air Conditioning India, Ltd........    63,677  1,687,563
*   JSW Energy, Ltd............................................. 2,902,020  2,903,534
*   JSW Holdings, Ltd...........................................       665     28,513
    JTEKT India, Ltd............................................   112,450    164,039
    Jubilant Foodworks, Ltd.....................................   471,166  9,020,460
    Jubilant Life Sciences, Ltd.................................   507,088  4,806,696
*   Just Dial, Ltd..............................................   250,576  2,088,345
    Jyothy Laboratories, Ltd....................................   857,351  2,206,604
    Kajaria Ceramics, Ltd.......................................   514,765  4,381,793
    Kalpataru Power Transmission, Ltd...........................   384,967  2,577,806
    Kalyani Steels, Ltd.........................................   113,000    318,607
    Kansai Nerolac Paints, Ltd..................................   257,401  1,628,286
    Karnataka Bank, Ltd. (The).................................. 1,179,918  2,146,487
    Karur Vysya Bank, Ltd. (The)................................ 2,844,542  3,180,274
    Kaveri Seed Co., Ltd........................................   211,584  1,351,032
    KCP, Ltd. (The).............................................   278,078    355,829
    KEC International, Ltd......................................   606,662  2,490,880
    KEI Industries, Ltd.........................................   247,955  1,462,621
*   Kesoram Industries, Ltd.....................................    78,725     75,034
    Kewal Kiran Clothing, Ltd...................................     2,328     44,640
*   Kiri Industries, Ltd........................................    74,470    581,187
    Kirloskar Brothers, Ltd.....................................   136,214    331,137
    Kirloskar Oil Engines, Ltd..................................   257,475    606,960
    Kitex Garments, Ltd.........................................    18,189     25,843
    KNR Constructions, Ltd......................................   257,784    889,856
    Kolte-Patil Developers, Ltd.................................   143,148    474,608
*   KPIT Engineering, Ltd....................................... 1,131,802  1,680,119
*   KPIT Technologies, Ltd...................................... 1,131,802  1,533,490
    KPR Mill, Ltd...............................................   107,543    924,308
    KRBL, Ltd...................................................   419,992  2,017,340
    KSB, Ltd....................................................    40,851    389,503
    LA Opala RG, Ltd............................................   111,012    329,147
    Lakshmi Machine Works, Ltd..................................    23,004  1,911,104
*   Lakshmi Vilas Bank, Ltd. (The)..............................   722,986    782,390
    Laurus Labs, Ltd............................................    95,931    529,480
    LG Balakrishnan & Bros, Ltd.................................    50,669    267,396
    Linde India, Ltd............................................    99,527    688,172
    LT Foods, Ltd...............................................   694,369    342,555
    Lumax Auto Technologies, Ltd................................     4,975      8,771
    Lumax Industries, Ltd.......................................     7,257    177,338
    LUX Industries, Ltd.........................................    33,759    635,779
    Magma Fincorp, Ltd..........................................   365,908    655,051
    Mahanagar Gas, Ltd..........................................   136,880  1,897,914
    Maharashtra Scooters, Ltd...................................     5,428    285,194
    Maharashtra Seamless, Ltd...................................   209,430  1,430,495
    Mahindra & Mahindra Financial Services, Ltd.................   321,541  1,844,301

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
*   Mahindra CIE Automotive, Ltd................................   326,221 $1,070,810
    Mahindra Holidays & Resorts India, Ltd......................   307,406  1,038,724
    Mahindra Lifespace Developers, Ltd..........................   151,214    829,113
    Mahindra Logistics, Ltd.....................................     4,419     33,991
    Maithan Alloys, Ltd.........................................    42,638    316,386
*   Majesco, Ltd................................................    95,655    718,220
    Man Infraconstruction, Ltd..................................   474,414    239,637
    Manappuram Finance, Ltd..................................... 3,420,364  5,787,063
    Mangalore Refinery & Petrochemicals, Ltd....................   677,229    710,328
    Manpasand Beverages Ltd.....................................    46,700     73,322
    Marksans Pharma, Ltd........................................ 1,431,414    484,961
    MAS Financial Services, Ltd.................................     1,194     10,303
    Mastek, Ltd.................................................    56,155    386,473
*   Max Financial Services, Ltd.................................   612,057  3,682,772
*   Max India, Ltd..............................................   960,513    969,265
    Mayur Uniquoters, Ltd.......................................    95,841    458,336
    McLeod Russel India, Ltd....................................   347,840    305,109
    Meghmani Organics, Ltd......................................   515,231    492,073
*   Mercator, Ltd...............................................   233,243     14,917
    Merck, Ltd..................................................    47,301  2,529,436
    Minda Corp., Ltd............................................   381,569    697,625
    Minda Industries, Ltd.......................................   242,145  1,253,817
    Mindtree, Ltd...............................................   680,170  9,585,966
    Mirza International, Ltd....................................   122,058     95,502
    MM Forgings, Ltd............................................     9,652     76,332
    MOIL, Ltd...................................................   440,659    971,747
    Monte Carlo Fashions, Ltd...................................    17,675     81,792
*   Morepen Laboratories, Ltd................................... 1,481,116    353,509
    Motilal Oswal Financial Services, Ltd.......................   177,299  1,807,258
    Mphasis, Ltd................................................   522,888  7,251,484
    MPS, Ltd....................................................    36,417    254,101
    Multi Commodity Exchange of India, Ltd......................    73,097    906,787
    Munjal Showa, Ltd...........................................    39,839     89,094
*   Music Broadcast, Ltd........................................    24,775     20,790
*   Muthoot Capital Services, Ltd...............................    31,522    340,076
    Muthoot Finance, Ltd........................................   697,543  5,989,295
*   Nagarjuna Fertilizers & Chemicals, Ltd......................   535,484     47,733
*   Narayana Hrudayalaya, Ltd...................................   166,225    482,509
    Natco Pharma, Ltd...........................................   585,449  4,547,006
    National Aluminium Co., Ltd................................. 3,240,291  2,423,043
    National Fertilizers, Ltd...................................    49,204     25,308
    Nava Bharat Ventures, Ltd...................................   493,710    724,225
    Navin Fluorine International, Ltd...........................   103,610  1,000,163
*   Navkar Corp., Ltd...........................................    45,000     22,153
    Navneet Education, Ltd......................................   669,884  1,074,327
    NBCC India, Ltd............................................. 1,747,404  1,458,088
    NCC, Ltd.................................................... 2,947,396  4,203,322
    NESCO, Ltd..................................................   174,641  1,251,163
*   Network18 Media & Investments, Ltd..........................   627,668    298,334
*   Neuland Laboratories, Ltd...................................    14,795    150,738
    NIIT Technologies, Ltd......................................   306,008  5,681,285
*   NIIT, Ltd...................................................   461,951    699,025
    Nilkamal, Ltd...............................................    34,638    661,638
    NLC India, Ltd..............................................   127,460    119,062
    NOCIL, Ltd..................................................   388,874    749,547
    NRB Bearings, Ltd...........................................   277,595    747,905
    Nucleus Software Exports, Ltd...............................    30,339    164,876
    Oberoi Realty, Ltd..........................................   592,760  4,322,208
    Odisha Cement, Ltd..........................................   318,094  5,233,481

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
    Omaxe, Ltd..................................................   328,663 $  981,917
    Orient Cement, Ltd..........................................   417,073    631,426
    Orient Electric, Ltd........................................   307,079    664,527
    Orient Paper & Industries, Ltd..............................   307,079    145,595
    Orient Refractories, Ltd....................................   173,321    596,662
*   Oriental Bank of Commerce................................... 1,694,261  2,342,528
    Oriental Carbon & Chemicals, Ltd............................    13,160    217,210
    Page Industries, Ltd........................................     5,333  1,778,366
    Paisalo Digital, Ltd........................................     7,508     34,853
*   Panacea Biotec, Ltd.........................................    41,966    116,074
    Panama Petrochem, Ltd.......................................   126,555    223,766
    Parag Milk Foods, Ltd.......................................   258,721    894,508
    PC Jeweller, Ltd............................................ 1,075,573  1,836,022
    Persistent Systems, Ltd.....................................   254,372  2,322,601
    Pfizer, Ltd.................................................    92,470  4,190,921
    Phillips Carbon Black, Ltd..................................   561,485  1,270,459
    Phoenix Mills, Ltd.(The)....................................   349,448  3,014,697
    PI Industries, Ltd..........................................   441,077  6,660,128
    PNC Infratech, Ltd..........................................    39,003     84,415
    Poly Medicure, Ltd..........................................    54,673    153,641
    Polyplex Corp., Ltd.........................................    49,131    362,064
    Power Mech Projects, Ltd....................................    15,464    197,413
*   Prabhat Dairy, Ltd..........................................   159,023    159,341
    Praj Industries, Ltd........................................   655,281  1,286,523
*   Prakash Industries, Ltd.....................................   358,348    358,271
    Prestige Estates Projects, Ltd..............................   781,418  2,961,360
*   Prime Focus, Ltd............................................   140,332    124,322
    Prism Johnson, Ltd..........................................   631,808    855,032
    PSP Projects, Ltd...........................................     4,905     33,145
    PTC India Financial Services, Ltd........................... 1,650,202    385,646
    PTC India, Ltd.............................................. 1,738,816  1,725,218
    Puravankara, Ltd............................................   384,178    403,276
    PVR, Ltd....................................................   157,143  4,001,088
*   Quess Corp., Ltd............................................    19,999    201,013
    Quick Heal Technologies, Ltd................................    67,308    202,866
    Radico Khaitan, Ltd.........................................   430,771  2,192,312
    Rain Industries Ltd.........................................   648,863  1,069,459
    Rajesh Exports, Ltd.........................................   217,546  2,095,667
    Rallis India, Ltd...........................................   455,415    969,137
    Ramco Cements, Ltd. (The)...................................   413,435  4,598,111
    Ramco Industries, Ltd.......................................   176,508    529,529
*   Ramco Systems, Ltd..........................................    28,350     90,524
    Ramkrishna Forgings, Ltd....................................    75,535    553,808
*   Ramky Infrastructure, Ltd...................................    23,515     34,500
    Rane Holdings, Ltd..........................................    15,722    273,705
    Rashtriya Chemicals & Fertilizers, Ltd......................   893,387    732,738
    Ratnamani Metals & Tubes, Ltd...............................    67,754    858,385
*   RattanIndia Power, Ltd...................................... 5,297,987    198,066
    Raymond, Ltd................................................   227,777  2,528,939
    Redington India, Ltd........................................ 1,824,608  2,705,805
    Relaxo Footwears, Ltd.......................................   104,598  1,315,245
    Reliance Capital, Ltd.......................................   731,461  1,377,362
*   Reliance Communications, Ltd................................ 9,038,246    240,810
    Reliance Home Finance, Ltd..................................   983,665    366,497
    Reliance Infrastructure, Ltd................................   847,732  1,305,558
*   Reliance Power, Ltd......................................... 4,062,078    350,082
    Repco Home Finance, Ltd.....................................   241,685  1,454,101
    Rico Auto Industries, Ltd...................................   148,401    136,755
    RP SG Retail, Ltd...........................................   362,635    753,836

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
*   RP-SG Business Process Services, Ltd........................   120,878 $  889,726
    Rushil Decor, Ltd...........................................     7,854     66,611
    Sadbhav Engineering, Ltd....................................   518,335  1,787,004
    Sadbhav Infrastructure Project, Ltd.........................   168,293    206,698
    Sagar Cements, Ltd..........................................    15,163    136,705
*   Sanghi Industries, Ltd......................................   343,110    301,850
    Sanofi India, Ltd...........................................    42,692  3,441,456
*   Sanwaria Consumer, Ltd......................................   853,445    105,589
    Sarda Energy & Minerals, Ltd................................    42,763    170,455
    Saregama India, Ltd.........................................    54,353    444,246
    Sasken Technologies, Ltd....................................    40,116    435,247
    Savita Oil Technologies, Ltd................................     1,504     25,735
    Schaeffler India, Ltd.......................................    38,269  2,971,742
*   Schneider Electric Infrastructure, Ltd......................    22,038     31,609
*   Sequent Scientific, Ltd.....................................   169,337    168,762
    SH Kelkar & Co., Ltd........................................   130,662    281,848
    Shankara Building Products, Ltd.............................    23,325    174,123
    Shanthi Gears, Ltd..........................................     5,154      9,454
    Sharda Cropchem, Ltd........................................    97,276    509,833
    Sharda Motor Industries, Ltd................................     1,720     36,550
    Shemaroo Entertainment, Ltd.................................    16,694     92,147
*   Shilpa Medicare, Ltd........................................   121,313    677,506
*   Shipping Corp. of India, Ltd................................   842,726    418,411
    Shoppers Stop, Ltd..........................................    69,462    459,496
    Shriram City Union Finance, Ltd.............................    58,297  1,377,060
*   Shriram EPC, Ltd............................................   106,141     12,137
*   Sical Logistics, Ltd........................................    65,637    111,963
    Simplex Infrastructures, Ltd................................   113,011    260,130
    Sintex Industries, Ltd...................................... 1,094,584    124,376
*   Sintex Plastics Technology, Ltd............................. 2,842,241    731,740
*   SITI Networks, Ltd.......................................... 1,024,334     60,978
    Siyaram Silk Mills, Ltd.....................................    27,445    140,635
    SJVN, Ltd...................................................   733,114    253,579
    SKF India, Ltd..............................................   126,043  3,566,066
    Skipper, Ltd................................................   148,385    134,432
    SML ISUZU, Ltd..............................................    39,324    446,829
    Sobha, Ltd..................................................   391,520  2,692,509
    Solar Industries India, Ltd.................................   147,717  2,287,800
*   Solara Active Pharma Sciences, Ltd..........................     9,208     50,557
    Somany Ceramics, Ltd........................................    48,736    297,737
    Sonata Software, Ltd........................................   299,967  1,421,365
    South Indian Bank, Ltd. (The)............................... 4,306,579    960,407
    Srei Infrastructure Finance, Ltd............................ 1,205,273    449,943
    SRF, Ltd....................................................   118,385  4,366,363
    Srikalahasthi Pipes, Ltd....................................   120,091    375,830
    Star Cement, Ltd............................................   191,487    290,983
    Sterlite Technologies, Ltd..................................   941,122  2,572,120
    Strides Pharma Science, Ltd.................................   353,724  2,440,603
    Subros, Ltd.................................................   120,150    484,627
    Sudarshan Chemical Industries...............................   131,756    634,973
    Sundaram Finance Holdings, Ltd..............................    54,598     62,844
    Sundaram Finance, Ltd.......................................    55,429  1,149,440
    Sundaram-Clayton, Ltd.......................................     6,812    272,930
    Sundram Fasteners, Ltd......................................   460,112  3,632,773
    Sunteck Realty, Ltd.........................................   293,029  1,954,875
    Suprajit Engineering, Ltd...................................   222,187    749,113
    Supreme Industries, Ltd.....................................   298,569  4,904,291
    Supreme Petrochem, Ltd......................................   172,445    513,337
    Surya Roshni, Ltd...........................................   101,312    348,263

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
    Sutlej Textiles and Industries, Ltd.........................    82,602 $   44,479
    Suven Life Sciences, Ltd....................................   457,898  1,739,228
*   Suzlon Energy, Ltd.......................................... 6,762,404    675,886
    Swan Energy, Ltd............................................    76,621    118,508
    Swaraj Engines, Ltd.........................................    26,536    534,050
    Symphony, Ltd...............................................    62,949  1,231,085
*   Syndicate Bank.............................................. 3,628,799  1,955,366
    Syngene International, Ltd..................................   194,225  1,719,761
    TAKE Solutions, Ltd.........................................   358,444    756,382
    Tamil Nadu Newsprint & Papers, Ltd..........................   159,773    443,214
    Tasty Bite Eatables, Ltd....................................       395     49,744
    Tata Chemicals, Ltd.........................................   273,969  2,267,953
    Tata Communications, Ltd....................................   138,853  1,130,237
    Tata Elxsi, Ltd.............................................   132,247  1,770,759
    Tata Global Beverages, Ltd.................................. 2,360,828  7,099,974
    Tata Metaliks, Ltd..........................................    76,191    676,903
    Tata Sponge Iron, Ltd.......................................    42,664    451,219
*   Tata Teleservices Maharashtra, Ltd.......................... 2,626,681    111,339
    TCI Express, Ltd............................................   125,394  1,217,496
    Techno Electric & Engineering Co., Ltd......................   248,038    848,335
*   Tejas Networks, Ltd.........................................    35,238     96,133
    Texmaco Rail & Engineering, Ltd.............................   418,713    407,759
    Thermax, Ltd................................................   223,046  3,141,417
    Thirumalai Chemicals, Ltd...................................   307,194    380,350
    Thomas Cook India, Ltd......................................   235,693    843,941
    Thyrocare Technologies, Ltd.................................    61,221    432,176
*   TI Financial Holdings, Ltd..................................   526,505  3,923,400
    Tide Water Oil Co India, Ltd................................     6,961    502,031
    Time Technoplast, Ltd.......................................   760,995    995,323
    Timken India, Ltd...........................................   162,434  1,296,225
    Tinplate Co. of India, Ltd. (The)...........................   182,823    375,904
    Titagarh Wagons, Ltd........................................   272,853    243,339
    Torrent Power, Ltd.......................................... 1,249,416  4,547,612
    Tourism Finance Corp. of India, Ltd.........................    95,791    155,974
    Transport Corp. of India, Ltd...............................   253,698  1,058,308
    Trent, Ltd..................................................   449,150  2,293,249
    Trident, Ltd................................................   717,657    676,351
    Triveni Engineering & Industries, Ltd.......................   433,753    409,587
    Triveni Turbine, Ltd........................................   426,083    643,256
    TTK Prestige, Ltd...........................................    29,272  3,454,288
    Tube Investments of India, Ltd..............................   545,099  2,978,782
    TV Today Network, Ltd.......................................   168,008    743,962
*   TV18 Broadcast, Ltd......................................... 3,725,921  1,683,167
    TVS Srichakra, Ltd..........................................    14,221    442,514
*   UCO Bank.................................................... 1,704,835    439,126
    Uflex, Ltd..................................................   232,965    764,079
    UFO Moviez India, Ltd.......................................    38,046    120,409
    Unichem Laboratories, Ltd...................................   245,041    673,643
*   Union Bank of India......................................... 2,771,751  3,316,831
    Uniply Industries, Ltd......................................    12,215      5,520
*   Unitech, Ltd................................................ 9,045,963    169,092
*   Usha Martin, Ltd............................................    23,860     11,188
*   V2 Retail, Ltd..............................................    92,038    337,850
    VA Tech Wabag, Ltd..........................................   217,671    897,655
    Vaibhav Global, Ltd.........................................    55,744    552,162
    Vardhman Textiles, Ltd......................................   133,634  2,157,481
    Venky's India, Ltd..........................................    28,060    805,739
    Vesuvius India, Ltd.........................................     9,930    158,703
    V-Guard Industries, Ltd.....................................   996,331  3,109,474

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
INDIA -- (Continued)
    Vinati Organics, Ltd........................................      74,867 $  1,938,018
    Vindhya Telelinks, Ltd......................................      15,392      287,820
    VIP Industries, Ltd.........................................     343,789    2,314,349
    Visaka Industries, Ltd......................................      25,952      148,120
    V-Mart Retail, Ltd..........................................      40,820    1,640,473
    VRL Logistics, Ltd..........................................     202,393      788,619
    VST Industries, Ltd.........................................      31,243    1,527,005
    VST Tillers Tractors, Ltd...................................      13,719      248,783
    WABCO India, Ltd............................................      28,104    2,527,938
    Welspun Corp., Ltd..........................................     615,771    1,180,346
    Welspun Enterprises, Ltd....................................     411,154      664,319
    Welspun India, Ltd..........................................   2,323,695    1,775,069
    West Coast Paper Mills, Ltd.................................     156,042      548,648
    Wheels India, Ltd...........................................       3,448       42,703
    Whirlpool of India, Ltd.....................................      74,562    1,491,599
*   Wockhardt, Ltd..............................................     164,979      976,383
    Wonderla Holidays, Ltd......................................      80,157      362,457
    Zee Learn, Ltd..............................................     956,093      358,422
*   Zee Media Corp., Ltd........................................     838,464      178,957
    Zensar Technologies, Ltd....................................     543,524    1,818,503
*   Zuari Agro Chemicals, Ltd...................................      16,783       42,356
    Zydus Wellness, Ltd.........................................      85,355    1,595,492
                                                                             ------------
TOTAL INDIA.....................................................              760,698,080
                                                                             ------------
INDONESIA -- (2.9%)
    Ace Hardware Indonesia Tbk PT...............................  54,882,200    6,358,581
    Adhi Karya Persero Tbk PT...................................  15,633,888    1,912,229
*   Agung Podomoro Land Tbk PT..................................  53,158,700      645,349
    AKR Corporindo Tbk PT.......................................  16,063,800    5,021,918
*   Alam Sutera Realty Tbk PT................................... 103,850,200    2,447,760
*   Alfa Energi Investama Tbk PT................................     605,600      283,676
    Aneka Tambang Tbk PT........................................  68,820,791    4,189,482
    Arwana Citramulia Tbk PT....................................  29,196,500    1,045,088
    Asahimas Flat Glass Tbk PT..................................     978,600      388,108
    Astra Agro Lestari Tbk PT...................................   2,891,300    2,207,026
    Astra Graphia Tbk PT........................................   2,211,000      197,164
    Astra Otoparts Tbk PT.......................................   3,219,400      354,759
*   Astrindo Nusantara Infrastructure Tbk PT.................... 116,519,400      408,454
*   Asuransi Kresna Mitra Tbk PT................................   8,263,400      400,086
*   Bakrie Telecom Tbk PT.......................................  49,756,298       17,458
*   Bank Bukopin Tbk............................................  42,210,366      924,734
*   Bank Ina Perdana PT.........................................   6,533,600      362,185
    Bank Maybank Indonesia Tbk PT...............................   6,622,700      119,056
*   Bank Nationalnobu Tbk PT....................................     715,800       46,683
*   Bank Pan Indonesia Tbk PT...................................  28,318,900    2,573,655
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........  22,455,700    3,202,177
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................  30,021,800    1,433,264
*   Bank Permata Tbk PT.........................................  24,540,202    1,619,914
    Bank Tabungan Negara Persero Tbk PT.........................   2,403,249      427,951
    Barito Pacific Tbk PT.......................................  14,604,700    4,133,042
    Bekasi Fajar Industrial Estate Tbk PT.......................  50,608,200    1,051,971
*   Berlian Laju Tanker Tbk PT..................................  35,106,366      123,180
    BFI Finance Indonesia Tbk PT................................     648,400       30,443
*   Bintang Oto Global Tbk PT...................................   6,748,100      367,023
    BISI International Tbk PT...................................  15,390,200    1,619,472
    Blue Bird Tbk PT............................................   2,225,700      513,870
*   Buana Lintas Lautan Tbk PT..................................   6,462,500       89,425
    Bukit Asam Tbk PT...........................................   2,099,200      584,004
*   Bumi Resources Tbk PT.......................................  70,558,100      609,865

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ----------- ----------
INDONESIA -- (Continued)
*   Bumi Serpong Damai Tbk PT...................................   3,083,700 $  310,848
*   Bumi Teknokultura Unggul Tbk PT.............................  64,075,000    517,147
    Catur Sentosa Adiprana Tbk PT...............................   2,986,100    124,462
*   Centratama Telekomunikasi Indonesia Tbk PT..................   1,300,300      7,941
    Ciputra Development Tbk PT.................................. 101,513,720  8,054,328
*   Citra Marga Nusaphala Persada Tbk PT........................  17,389,602  1,577,834
*   City Retail Developments Tbk PT.............................  12,056,400    110,081
*   Clipan Finance Indonesia Tbk PT.............................   1,454,500     33,934
*   Delta Dunia Makmur Tbk PT...................................  40,125,800  1,521,927
    Dharma Satya Nusantara Tbk PT...............................   2,071,600     56,122
*   Eagle High Plantations Tbk PT...............................  96,757,400  1,085,830
    Elnusa Tbk PT...............................................  29,189,600    789,782
*   Energi Mega Persada Tbk PT..................................  39,263,200    165,401
    Erajaya Swasembada Tbk PT...................................  10,697,000  1,089,570
    Fajar Surya Wisesa Tbk PT...................................     644,000    361,809
*   Gajah Tunggal Tbk PT........................................  19,223,200    999,093
*   Garuda Indonesia Persero Tbk PT.............................  41,557,749  1,359,312
    Global Mediacom Tbk PT......................................  64,609,000  1,823,582
*   Hanson International Tbk PT................................. 472,579,500  3,283,181
    Harum Energy Tbk PT.........................................   7,616,400    716,949
    Hexindo Adiperkasa Tbk PT...................................     508,500    110,621
    Impack Pratama Industri Tbk PT..............................     169,800     10,365
    Indah Kiat Pulp & Paper Corp. Tbk PT........................  12,434,500  6,464,065
    Indika Energy Tbk PT........................................  12,820,200  1,536,237
    Indo Tambangraya Megah Tbk PT...............................   2,899,800  3,916,020
*   Indofarma Persero Tbk PT....................................      76,200     20,867
    Indomobil Multi Jasa Tbk PT.................................   5,577,700    242,791
    Indomobil Sukses Internasional Tbk PT.......................   1,854,400    366,024
*   Indo-Rama Synthetics Tbk PT.................................     115,600     37,934
    Indosat Tbk PT..............................................   6,632,000  1,215,332
    Industri dan Perdagangan Bintraco Dharma Tbk PT.............   3,073,700    561,153
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT................  24,978,100  1,787,048
*   Inti Agri Resources Tbk PT..................................  92,782,800    599,113
*   Intikeramik Alamasri Industri Tbk PT........................  48,315,207    559,350
*   Intiland Development Tbk PT.................................  67,011,432  1,559,834
    Japfa Comfeed Indonesia Tbk PT..............................  39,588,600  4,338,305
    Jaya Real Property Tbk PT...................................  14,870,000    621,031
*   Kapuas Prima Coal Tbk PT....................................  27,454,500  1,117,393
*   Kawasan Industri Jababeka Tbk PT............................ 155,903,557  2,736,548
    KMI Wire & Cable Tbk PT.....................................  17,852,200    553,528
*   Krakatau Steel Persero Tbk PT...............................  36,962,302  1,137,012
*   Kresna Graha Investama Tbk PT............................... 121,185,200  4,934,246
    Link Net Tbk PT.............................................   6,508,000  1,984,712
*   Lippo Cikarang Tbk PT.......................................   4,982,900    647,623
    Lippo Karawaci Tbk PT....................................... 122,866,100  2,823,138
*   M Cash Integrasi PT.........................................   2,008,000    510,198
    Malindo Feedmill Tbk PT.....................................  10,825,300    915,594
    Matahari Department Store Tbk PT............................  10,764,800  3,082,132
*   Matahari Putra Prima Tbk PT.................................     804,928     11,427
*   Medco Energi Internasional Tbk PT...........................  61,674,733  3,805,555
    Media Nusantara Citra Tbk PT................................  36,775,500  2,427,824
*   Mega Manunggal Property Tbk PT..............................   1,096,800     33,034
    Metrodata Electronics Tbk PT................................   3,723,900    282,351
    Metropolitan Kentjana Tbk PT................................       7,900      8,655
*   Minna Padi Investama Sekuritas Tbk PT.......................     136,100      5,499
    Mitra Adiperkasa Tbk PT.....................................  67,679,300  4,729,042
*   Mitra Keluarga Karyasehat Tbk PT............................   7,205,100  1,091,745
*   MNC Investama Tbk PT........................................ 193,556,400  1,114,803
*   MNC Land Tbk PT.............................................  11,480,500    106,499

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES      VALUE>>
                                                                 ----------- ------------
INDONESIA -- (Continued)
*   MNC Sky Vision Tbk PT.......................................   1,534,400 $    106,059
    Modernland Realty Tbk PT....................................  86,748,800    1,847,708
*   Multipolar Tbk PT...........................................  30,666,500      271,347
*   Multistrada Arah Sarana Tbk PT..............................  11,323,400      663,306
    Nippon Indosari Corpindo Tbk PT.............................  19,245,089    1,756,045
    Pabrik Kertas Tjiwi Kimia Tbk PT............................   3,139,800    2,222,269
*   Pacific Strategic Financial Tbk PT..........................  12,878,400      533,281
    Pakuwon Jati Tbk PT.........................................  16,849,500      845,216
    Pan Brothers Tbk PT.........................................  30,784,400    1,089,914
*   Panin Financial Tbk PT...................................... 164,994,800    4,682,645
    Panin Sekuritas Tbk PT......................................      30,500        3,042
*   Paninvest Tbk PT............................................   9,360,600      883,615
*   Pelat Timah Nusantara Tbk PT................................      52,300        9,070
*   Pelayaran Tamarin Samudra Tbk PT............................   4,904,300    1,571,550
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......  28,030,700    2,144,870
*   Pool Advista Indonesia Tbk PT...............................  11,839,700    1,794,656
    PP Persero Tbk PT...........................................  25,864,614    4,365,359
    PP Properti Tbk PT.......................................... 166,048,000    1,700,923
    Puradelta Lestari Tbk PT....................................  38,799,400      696,739
    Ramayana Lestari Sentosa Tbk PT.............................  28,425,300    3,561,960
    Resource Alam Indonesia Tbk PT..............................   2,456,000       48,321
*   Rimo International Lestari Tbk PT........................... 203,288,400    1,910,800
    Rukun Raharja Tbk PT........................................     491,600        9,530
    Salim Ivomas Pratama Tbk PT.................................  34,132,600      992,303
    Sampoerna Agro PT...........................................   5,907,900    1,016,495
    Sawit Sumbermas Sarana Tbk PT...............................  25,323,500    1,928,109
    Selamat Sempurna Tbk PT.....................................  21,628,300    2,277,025
    Semen Baturaja Persero Tbk PT...............................  21,830,200    1,501,853
*   Sentul City Tbk PT.......................................... 203,622,200    1,646,422
*   Siloam International Hospitals Tbk PT.......................   3,832,450    1,098,342
    Sinar Mas Agro Resources & Technology Tbk PT................   1,037,460      268,207
*   Sitara Propertindo Tbk PT...................................  39,473,800    2,091,367
*   Smartfren Telecom Tbk PT....................................  11,158,200      244,408
    Sri Rejeki Isman Tbk PT..................................... 113,843,331    2,684,467
*   Sugih Energy Tbk PT......................................... 100,457,800      352,484
    Summarecon Agung Tbk PT.....................................  77,571,664    6,091,014
    Surya Citra Media Tbk PT....................................     677,500       88,454
*   Surya Esa Perkasa Tbk PT....................................  30,516,300      774,960
    Surya Semesta Internusa Tbk PT..............................  34,282,800    1,625,086
    Tempo Scan Pacific Tbk PT...................................   1,861,700      227,350
*   Tiga Pilar Sejahtera Food Tbk...............................  19,238,200       85,053
    Timah Tbk PT................................................  25,124,314    2,418,881
    Tiphone Mobile Indonesia Tbk PT.............................  18,327,400      867,794
    Total Bangun Persada Tbk PT.................................  12,489,400      534,702
    Tower Bersama Infrastructure Tbk PT.........................   8,737,900    2,424,880
*   Trada Alam Minera Tbk PT.................................... 207,403,600    1,704,567
*   Trias Sentosa Tbk PT........................................  33,233,000      910,542
    Tunas Baru Lampung Tbk PT...................................  20,570,900    1,219,951
    Tunas Ridean Tbk PT.........................................  11,568,200      939,606
    Ultrajaya Milk Industry & Trading Co. Tbk PT................  15,265,600    1,371,950
    Unggul Indah Cahaya Tbk PT..................................      48,239       18,717
*   Vale Indonesia Tbk PT.......................................  14,130,200    3,028,765
*   Visi Media Asia Tbk PT......................................  61,827,900      585,986
    Waskita Beton Precast Tbk PT................................  77,439,500    2,394,947
    Waskita Karya Persero Tbk PT................................   7,186,000    1,071,495
    Wijaya Karya Beton Tbk PT...................................  31,666,300    1,356,283
    Wijaya Karya Persero Tbk PT.................................  26,680,307    4,539,268
*   XL Axiata Tbk PT............................................   5,134,400    1,052,773
                                                                             ------------
TOTAL INDONESIA.................................................              211,855,564
                                                                             ------------

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
MALAYSIA -- (3.2%)
     Duopharma Biotech Bhd.......................................    624,100 $  213,142
#    7-Eleven Malaysia Holdings Bhd, Class B.....................  2,842,946  1,018,134
#    Aeon Co. M Bhd..............................................  3,548,000  1,236,600
#    AEON Credit Service M Bhd...................................    674,700  2,660,711
     AFFIN Bank Bhd..............................................  1,752,864    950,135
# *  AirAsia X Bhd............................................... 19,274,700  1,096,707
     Ajinomoto Malaysia Bhd......................................     62,800    267,128
     Alliance Bank Malaysia Bhd..................................  3,286,400  3,229,244
     Allianz Malaysia Bhd........................................    150,500    495,153
     Amway Malaysia Holdings Bhd.................................    223,300    321,473
#    Ann Joo Resources Bhd.......................................  1,102,650    469,659
     APM Automotive Holdings Bhd.................................    256,900    187,919
*    ATA IMS Bhd.................................................     73,800     32,125
*    Benalec Holdings Bhd........................................  2,457,700    122,005
# *  Berjaya Assets Bhd..........................................  3,662,800    266,016
*    Berjaya Corp. Bhd........................................... 22,916,027  1,470,400
     Berjaya Food Bhd............................................    357,600    153,966
*    Berjaya Land Bhd............................................  4,424,500    246,233
     Berjaya Sports Toto Bhd.....................................  4,226,867  2,689,809
# *  Bermaz Auto Bhd.............................................  4,847,700  2,813,968
     BIMB Holdings Bhd...........................................  1,481,408  1,662,655
     Bintulu Port Holdings Bhd...................................     25,900     30,759
# *  Borneo Oil Bhd..............................................  6,671,999     72,904
     Boustead Holdings Bhd.......................................  2,775,328    859,414
     Boustead Plantations Bhd....................................  3,392,899    656,337
# *  Bumi Armada Bhd............................................. 17,512,700    995,706
     Bursa Malaysia Bhd..........................................  4,938,200  8,062,333
#    CAB Cakaran Corp. Bhd.......................................  2,339,700    328,480
#    Cahya Mata Sarawak Bhd......................................  3,940,200  3,183,485
     Can-One Bhd.................................................    404,600    314,246
     Carlsberg Brewery Malaysia Bhd, Class B.....................  1,127,700  6,891,294
#    CB Industrial Product Holding Bhd...........................  2,699,940    764,330
     Chin Teck Plantations BHD...................................     33,000     53,167
     CJ Century Logistics Holdings Bhd, Class B..................  1,140,500    121,601
*    Coastal Contracts Bhd.......................................  1,753,166    445,462
#    Comfort Glove Bhd...........................................    772,600    157,989
*    CRG, Inc. Bhd...............................................  1,119,300     12,350
     CSC Steel Holdings Bhd......................................    875,500    237,351
#    Cypark Resources Bhd........................................  1,738,950    702,723
#    D&O Green Technologies Bhd..................................  4,297,400    702,262
*    Dagang NeXchange Bhd........................................  8,606,100    584,020
#    Datasonic Group Bhd.........................................  4,590,800    545,843
*    Dayang Enterprise Holdings Bhd..............................  2,227,696    760,117
#    DRB-Hicom Bhd...............................................  6,073,600  3,205,786
     Dutch Lady Milk Industries Bhd..............................    139,300  2,159,417
# *  Eastern & Oriental Bhd......................................  6,255,607  1,322,675
*    Eco World Development Group Bhd.............................  7,359,600  1,647,790
*    Eco World International Bhd.................................    872,100    149,933
#    Econpile Holdings Bhd.......................................  4,724,750    738,359
#    Ekovest BHD.................................................  8,038,650  1,713,861
     Engtex Group Bhd............................................    448,700     90,641
     Evergreen Fibreboard Bhd....................................  4,150,750    376,824
     FAR East Holdings BHD.......................................    258,300    178,768
*    FGV Holdings Bhd............................................ 10,024,500  3,026,565
     Frontken Corp. Bhd..........................................  3,807,700  1,273,401
     Gabungan AQRS Bhd...........................................  2,297,410    834,239
     Gadang Holdings Bhd.........................................  2,911,100    581,503
#    Gas Malaysia Bhd............................................  1,194,900    829,413
#    George Kent Malaysia Bhd....................................  2,496,500    762,009

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
MALAYSIA -- (Continued)
#    Globetronics Technology Bhd.................................  4,008,072 $1,842,660
     Glomac Bhd..................................................  2,883,060    265,389
     Guan Chong Bhd..............................................    353,500    354,810
#    GuocoLand Malaysia Bhd......................................  1,578,400    282,680
     Hai-O Enterprise Bhd........................................  1,388,520    863,164
     HAP Seng Consolidated Bhd...................................  1,371,840  3,279,926
     Hap Seng Plantations Holdings Bhd...........................  1,241,100    497,223
     Heineken Malaysia Bhd.......................................    927,600  5,498,289
#    Hengyuan Refining Co. Bhd...................................    771,500  1,106,267
#    HeveaBoard Bhd..............................................  2,743,500    481,544
     Hiap Teck Venture Bhd.......................................  6,749,600    449,524
# *  Hibiscus Petroleum Bhd......................................  7,291,800  2,007,070
     Hock Seng LEE Bhd...........................................  1,288,408    445,432
     Hong Leong Industries Bhd...................................    614,100  1,569,564
# *  HSS Engineers Bhd...........................................  1,705,900    458,592
*    Hua Yang Bhd................................................    489,666     45,645
     Hup Seng Industries Bhd.....................................  1,433,633    343,340
     I-Bhd.......................................................  1,686,000    171,307
     IGB Bhd.....................................................    623,877    410,055
     IJM Corp. Bhd...............................................    176,000     99,644
     IJM Plantations Bhd.........................................  1,456,300    577,763
     Inari Amertron Bhd.......................................... 13,795,645  5,779,736
     Inch Kenneth Kajang Rubber P.L.C............................    968,700    144,198
     Insas Bhd...................................................  3,987,881    767,780
*    Iris Corp. Bhd.............................................. 12,929,400    579,282
# *  Iskandar Waterfront City Bhd................................  4,187,300  1,034,493
# *  JAKS Resources Bhd..........................................  2,370,200    438,880
#    Jaya Tiasa Holdings Bhd.....................................  3,127,127    465,115
#    JCY International Bhd.......................................  3,776,100    178,416
#    JHM Consolidation Bhd.......................................  1,456,900    448,016
#    Karex Bhd...................................................  1,244,749    191,447
     Keck Seng Malaysia Bhd......................................    858,750    991,830
     Kenanga Investment Bank Bhd.................................  1,871,360    265,046
     Kerjaya Prospek Group Bhd...................................  2,135,480    677,178
     Kesm Industries Bhd.........................................     73,200    139,078
     Kim Loong Resources Bhd.....................................  1,032,880    302,527
#    Kimlun Corp. Bhd............................................    738,786    259,304
# *  KNM Group Bhd............................................... 13,729,780    716,074
     Kossan Rubber Industries....................................  5,724,100  5,040,500
#    KPJ Healthcare Bhd.......................................... 18,824,600  4,464,993
# *  Kretam Holdings Bhd.........................................  4,653,800    457,212
# *  KSL Holdings Bhd............................................  4,411,618    908,561
     Kumpulan Fima BHD...........................................    826,650    331,804
     Kumpulan Perangsang Selangor Bhd............................  1,496,746    602,163
*    Kwantas Corp. BHD...........................................     45,900      9,225
# *  Lafarge Malaysia Bhd........................................  1,398,700  1,117,764
     Land & General Bhd.......................................... 15,164,960    589,048
*    Landmarks Bhd...............................................  1,774,700    205,906
#    LBS Bina Group Bhd..........................................  4,793,880    712,791
     Lii Hen Industries Bhd......................................    863,000    562,102
     Lingkaran Trans Kota Holdings Bhd...........................  1,287,300  1,336,293
# *  Lion Industries Corp. Bhd...................................  1,873,400    267,650
#    LPI Capital Bhd.............................................    353,124  1,322,603
     Magni-Tech Industries Bhd...................................    450,500    507,320
#    Magnum Bhd..................................................  4,991,900  2,935,847
     Mah Sing Group Bhd.......................................... 10,191,787  2,367,260
     Malakoff Corp. Bhd..........................................  7,727,700  1,647,218
     Malayan Flour Mills Bhd.....................................  3,141,675    569,497
*    Malayan United Industries Bhd...............................  2,568,600    115,052

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
MALAYSIA -- (Continued)
#    Malaysia Building Society Bhd...............................  7,751,678 $1,866,477
*    Malaysia Marine and Heavy Engineering Holdings Bhd..........  1,302,000    247,471
# *  Malaysian Bulk Carriers Bhd.................................  2,585,400    363,661
     Malaysian Pacific Industries Bhd............................    735,913  1,744,238
#    Malaysian Resources Corp. Bhd............................... 11,814,998  2,945,988
     Malton Bhd..................................................  2,329,300    341,413
     Matrix Concepts Holdings Bhd................................  2,943,958  1,368,327
#    MBM Resources BHD...........................................  1,421,296  1,035,156
#    Media Chinese International, Ltd............................  4,708,500    245,137
*    Media Prima Bhd.............................................  6,293,703    700,756
     Mega First Corp. Bhd........................................  1,223,400  1,169,464
     Mitrajaya Holdings Bhd......................................  1,218,278    116,366
#    MKH Bhd.....................................................  2,280,734    752,054
#    MMC Corp. Bhd...............................................  3,639,900    924,495
*    MNRB Holdings Bhd...........................................  2,800,920    690,875
# *  MPHB Capital Bhd............................................  1,429,100    363,357
     Muda Holdings Bhd...........................................    520,200    229,289
*    Mudajaya Group Bhd..........................................  2,539,423    200,071
     Muhibbah Engineering M Bhd..................................  2,493,150  1,721,376
*    Mulpha International Bhd....................................  1,254,030    731,367
     My EG Services Bhd.......................................... 12,196,200  4,432,836
*    Naim Holdings Bhd...........................................  2,000,050    537,492
     NTPM Holdings Bhd...........................................    640,000     70,289
# *  OCK Group Bhd...............................................  1,947,200    242,967
     Oriental Holdings BHD.......................................    602,300    989,039
#    OSK Holdings Bhd............................................  8,212,455  1,957,425
     Pacific & Orient Bhd........................................    222,167     53,716
#    Padini Holdings Bhd.........................................  2,892,600  2,687,221
     Panasonic Manufacturing Malaysia Bhd........................    147,384  1,347,393
     Pantech Group Holdings Bhd..................................  2,356,663    327,987
     Paramount Corp. Bhd.........................................    769,825    394,220
*    Parkson Holdings Bhd........................................  1,127,914     69,642
# *  Pentamaster Corp. Bhd.......................................  1,120,140  1,172,040
# *  PESTECH International Bhd...................................  1,953,600    529,706
#    Petron Malaysia Refining & Marketing Bhd....................    515,800    850,235
#    PIE Industrial Bhd..........................................  1,202,600    454,447
#    Pos Malaysia Bhd............................................  2,985,200  1,322,509
     Protasco Bhd................................................    350,675     23,748
     QL Resources Bhd............................................  3,221,159  5,311,058
     Ranhill Holdings Bhd........................................  1,577,760    446,478
     RGB International Bhd.......................................  2,549,714    129,774
# *  Rimbunan Sawit Bhd..........................................  3,667,900    216,530
     Salcon Bhd..................................................  4,112,516    283,602
     Sam Engineering & Equipment M Bhd...........................    168,800    337,909
*    Sapura Energy Bhd........................................... 26,988,800  2,115,505
#    Sarawak Oil Palms Bhd.......................................  1,033,504    654,395
     Scicom MSC Bhd..............................................    393,400    102,861
#    Scientex Bhd................................................  1,585,424  3,278,004
#    SEG International BHD.......................................    145,885     22,236
     Selangor Dredging Bhd.......................................    411,300     69,150
#    Selangor Properties Bhd.....................................    230,200    348,638
     Serba Dinamik Holdings Bhd..................................  2,080,300  2,105,155
     Shangri-La Hotels Malaysia Bhd..............................    426,800    562,631
     SHL Consolidated Bhd........................................    168,500    100,304
     SKP Resources Bhd...........................................  5,378,200  1,794,703
     Star Media Group Bhd........................................  1,687,500    288,137
*    Sumatec Resources Bhd....................................... 12,844,200     31,249
     Sunway Bhd..................................................  2,061,792    833,358
     Sunway Construction Group Bhd...............................  2,539,836  1,229,146

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
MALAYSIA -- (Continued)
#    Supermax Corp. Bhd..........................................  6,818,200 $  2,493,062
     Suria Capital Holdings Bhd..................................    839,760      288,698
     Syarikat Takaful Malaysia Keluarga Bhd......................  2,201,600    3,231,277
#    Ta Ann Holdings Bhd.........................................  1,652,289      939,664
     TA Enterprise Bhd...........................................  9,123,900    1,434,689
     TA Global Bhd...............................................  8,747,540      571,052
#    Taliworks Corp. Bhd.........................................  3,645,016      889,560
     Tambun Indah Land Bhd.......................................  1,157,800      222,682
     Tan Chong Motor Holdings Bhd................................  1,527,900      602,120
     TDM Bhd.....................................................  2,660,120      135,053
     TH Plantations Bhd..........................................    783,120      102,668
     Thong Guan Industries Bhd...................................    195,900      127,554
#    TIME dotCom Bhd.............................................  2,037,188    4,409,699
# *  Tiong NAM Logistics Holdings................................  1,439,016      207,210
#    TMC Life Sciences Bhd.......................................  1,464,600      271,027
     Tropicana Corp. Bhd.........................................  4,261,355      896,605
     TSH Resources Bhd...........................................  4,081,300    1,018,363
#    Tune Protect Group Bhd......................................  4,183,300      704,478
#    Uchi Technologies Bhd.......................................  1,751,900    1,209,525
#    UEM Edgenta Bhd.............................................  2,396,500    1,675,911
     UEM Sunrise Bhd............................................. 12,288,100    2,766,215
     UMW Holdings Bhd............................................  1,095,600    1,445,521
     United Malacca Bhd..........................................    466,350      604,607
     United Plantations Bhd......................................    434,300    2,807,215
     UOA Development Bhd.........................................  5,353,900    2,925,404
# *  Velesto Energy Bhd.......................................... 25,827,208    1,845,166
#    ViTrox Corp. Bhd............................................    807,900    1,401,720
*    Vivocom International Holdings Bhd.......................... 11,667,833       56,314
# *  Vizione Holdings Bhd........................................    347,528       93,381
     VS Industry Bhd.............................................  7,063,637    1,951,612
# *  Wah Seong Corp. Bhd.........................................  2,187,269      391,425
*    WCE Holdings Bhd............................................    758,500      105,453
#    WCT Holdings Bhd............................................  7,737,802    1,983,876
#    Wellcall Holdings Bhd.......................................  2,990,700      941,084
     WTK Holdings Bhd............................................  2,322,000      356,858
     Yinson Holdings Bhd.........................................  4,226,000    4,948,735
#    YNH Property Bhd............................................  3,542,616    1,423,732
*    YTL Land & Development Bhd..................................    328,100       30,607
     Zhulian Corp. Bhd...........................................    320,933      112,661
                                                                             ------------
TOTAL MALAYSIA...................................................             230,579,192
                                                                             ------------
MEXICO -- (3.0%)
#    ALEATICA S.A.B. de C.V......................................    223,597      247,684
#    Alpek S.A.B. de C.V.........................................  4,261,227    5,226,017
#    Alsea S.A.B. de C.V.........................................  5,525,277   12,340,084
# *  Axtel S.A.B. de C.V.........................................  8,375,710    1,033,834
#    Banco del Bajio SA..........................................  4,019,431    8,639,834
     Becle S.A.B. de C.V.........................................    210,113      324,295
*    Bio Pappel S.A.B. de C.V....................................    347,496      440,104
     Bolsa Mexicana de Valores S.A.B. de C.V.....................  4,230,469    8,707,410
*    CMR S.A.B. de C.V...........................................      1,323          294
     Consorcio ARA S.A.B. de C.V., Series *......................  9,145,151    2,436,102
# *  Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR......    288,296    2,643,674
# *  Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A..  2,046,089    1,865,011
*    Corp Interamericana de Entretenimiento S.A.B. de C.V.,
       Class B...................................................    960,372      679,078
     Corp. Actinver S.A.B. de C.V................................    198,770      136,828
     Corp. Inmobiliaria Vesta S.A.B. de C.V......................  6,228,224    9,773,822
     Corp. Moctezuma S.A.B. de C.V...............................    861,300    2,741,858
     Corporativo Fragua S.A.B. de C.V............................          3           41

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
MEXICO -- (Continued)
     Corporativo GBM S.A.B. de C.V...............................     22,477 $     15,147
     Corpovael S.A. de C.V.......................................     73,341       57,991
#    Credito Real S.A.B. de C.V. SOFOM ER........................  1,889,121    2,182,313
     Cydsa S.A.B. de C.V.........................................     10,875       15,947
*    Desarrolladora Homex S.A.B. de C.V..........................  3,278,053       21,441
# *  Elementia S.A.B. de C.V.....................................    642,287      352,012
# *  Empresas ICA S.A.B. de C.V..................................  3,768,186       20,914
*    Financiera Independencia S.A.B. de C.V. SOFOM ENR...........      6,374          588
# *  Genomma Lab Internacional S.A.B. de C.V., Class B...........  7,428,588    5,948,278
     Gentera S.A.B. de C.V.......................................  8,494,025    7,764,711
     Gruma S.A.B. de C.V., Class B...............................    138,581    1,385,244
# *  Grupo Aeromexico S.A.B. de C.V..............................  2,253,281    2,291,583
#    Grupo Aeroportuario del Centro Norte S.A.B. de C.V..........  3,537,370   21,784,650
     Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....    227,202    2,302,251
     Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........      3,233      531,990
     Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B.....     40,178      659,794
#    Grupo Cementos de Chihuahua S.A.B. de C.V...................  1,439,462    8,244,480
#    Grupo Comercial Chedraui S.A. de C.V........................  3,156,757    6,211,024
# *  Grupo Famsa S.A.B. de C.V., Class A.........................  2,314,340      793,512
# *  Grupo GICSA SAB de CV.......................................  2,528,781      807,012
     Grupo Herdez S.A.B. de C.V., Series *.......................  2,008,535    4,323,736
*    Grupo Hotelero Santa Fe S.A.B. de C.V.......................    555,076      177,142
     Grupo Industrial Saltillo S.A.B. de C.V.....................  1,098,605    1,231,441
     Grupo KUO S.A.B. de C.V., Class B...........................    758,658    1,940,490
#    Grupo Lala S.A.B. de C.V....................................  1,389,485    1,857,264
*    Grupo Pochteca S.A.B. de C.V................................    561,552      187,947
#    Grupo Posadas S.A.B. de C.V.................................    198,900      377,703
#    Grupo Rotoplas S.A.B. de C.V................................    902,602      882,712
     Grupo Sanborns S.A.B. de C.V................................    905,924      898,386
# *  Grupo Simec S.A.B. de C.V., Series B........................  1,196,960    3,672,123
*    Grupo Sports World S.A.B. de C.V............................    583,706      584,699
*    Grupo Traxion S.A.B. de C.V.................................    233,904      175,325
# *  Hoteles City Express S.A.B. de C.V..........................  2,626,983    2,703,509
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR............     29,952    1,467,648
     Industrias Bachoco S.A.B. de C.V., Series B.................  1,390,019    5,686,116
# *  Industrias CH S.A.B. de C.V., Series B......................  1,951,148    9,136,285
# *  La Comer S.A.B. de C.V......................................  4,493,851    5,143,889
#    Megacable Holdings S.A.B. de C.V............................  2,879,356   12,651,837
*    Minera Frisco S.A.B. de C.V., Class A1......................  2,242,920      479,162
#    Nemak S.A.B. de C.V.........................................  5,830,033    3,204,439
# *  Organizacion Cultiba S.A.B. de C.V..........................  1,205,623    1,068,400
# *  Organizacion Soriana S.A.B. de C.V., Class B................    296,407      358,983
     Promotora y Operadora de Infraestructura S.A.B. de C.V......  1,076,890   10,929,799
     Promotora y Operadora de Infraestructura S.A.B. de C.V.,
       Class L...................................................     23,763      156,057
     Qualitas Controladora S.A.B. de C.V.........................  1,849,211    4,921,085
#    Regional S.A.B. de C.V......................................  2,221,228   12,021,363
# *  Telesites S.A.B. de C.V..................................... 10,769,063    7,356,325
#    TV Azteca S.A.B. de C.V..................................... 12,256,140    1,331,785
#    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................    675,318    1,510,384
     Vitro S.A.B. de C.V., Series A..............................    946,504    2,671,096
                                                                             ------------
TOTAL MEXICO.....................................................             217,733,982
                                                                             ------------
PHILIPPINES -- (1.3%)
     8990 Holdings, Inc..........................................  2,735,200      755,305
     A Soriano Corp..............................................  3,380,211      428,337
     ACR Mining Corp.............................................     48,205        3,105
*    AgriNurture, Inc............................................  2,010,500      614,659
     Alsons Consolidated Resources, Inc..........................  7,226,000      198,330
*    Apex Mining Co., Inc........................................ 10,607,000      264,566

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
PHILIPPINES -- (Continued)
*   Atlas Consolidated Mining & Development Corp................  6,148,000 $  340,931
    Belle Corp.................................................. 31,632,400  1,471,654
    Bloomberry Resorts Corp..................................... 20,437,200  4,998,513
    Cebu Air, Inc...............................................  1,623,830  2,555,017
    Cebu Holdings, Inc..........................................  3,294,900    398,420
*   CEMEX Holdings Philippines, Inc.............................  8,976,600    373,765
    Century Pacific Food, Inc...................................  6,386,400  1,876,550
    Century Properties Group, Inc............................... 23,171,151    222,340
    Chelsea Logistics Holdings Corp.............................    364,500     39,911
    China Banking Corp..........................................  2,708,728  1,379,508
    Cirtek Holdings Philippines Corp............................    922,600    502,643
    COL Financial Group, Inc....................................     92,200     33,502
    Cosco Capital, Inc.......................................... 17,361,800  2,489,146
    D&L Industries, Inc......................................... 20,104,800  4,215,038
*   DoubleDragon Properties Corp................................  4,167,290  2,013,365
    Eagle Cement Corp...........................................    344,200    104,737
*   East West Banking Corp......................................  5,256,400  1,173,956
*   EEI Corp....................................................  3,348,000    594,386
    Emperador, Inc..............................................  7,185,800  1,024,856
*   Empire East Land Holdings, Inc.............................. 18,785,000    177,046
    Filinvest Development Corp..................................  3,592,622  1,034,130
    Filinvest Land, Inc......................................... 99,522,577  2,940,555
    First Gen Corp.............................................. 10,271,100  4,360,633
    First Philippine Holdings Corp..............................  2,178,040  3,292,824
*   Global Ferronickel Holdings, Inc............................ 13,305,294    388,160
*   Global-Estate Resorts, Inc..................................  2,410,000     62,783
    Holcim Philippines, Inc.....................................  1,452,400    353,616
    Integrated Micro-Electronics, Inc...........................  3,915,614    781,595
*   Leisure & Resorts World Corp................................  2,134,640    154,504
*   Lepanto Consolidated Mining Co.............................. 35,595,454     75,166
    Lopez Holdings Corp......................................... 19,175,000  1,773,007
    MacroAsia Corp..............................................  3,917,360  1,658,047
    Manila Water Co., Inc.......................................  9,588,700  4,152,458
    Max's Group, Inc............................................  2,293,000    659,945
    Megawide Construction Corp..................................  6,066,308  2,596,335
    Metro Retail Stores Group, Inc..............................  5,654,900    372,557
    Nickel Asia Corp............................................ 15,713,600    723,669
    Pepsi-Cola Products Philippines, Inc........................ 10,829,900    267,340
    Petron Corp................................................. 15,485,800  1,841,705
    Philex Mining Corp..........................................  5,473,700    325,670
*   Philippine National Bank....................................  2,305,115  2,321,710
*   Philippine National Construction Corp.......................    173,000      3,051
    Philippine Savings Bank.....................................    566,987    630,748
    Philippine Seven Corp.......................................      6,300     13,911
    Philippine Stock Exchange, Inc. (The).......................    121,592    421,090
*   Philweb Corp................................................    249,240     15,454
    Phinma Energy Corp.......................................... 12,750,000    391,474
    Phoenix Petroleum Philippines, Inc..........................  2,243,580    519,185
    Pilipinas Shell Petroleum Corp..............................  1,480,890  1,285,678
    Premium Leisure Corp........................................ 42,219,000    591,876
*   Prime Orion Philippines, Inc................................  3,566,000    196,381
    Puregold Price Club, Inc....................................  4,655,100  3,747,008
*   PXP Energy Corp.............................................  5,655,100    879,040
    RFM Corp....................................................  8,840,668    823,319
    Rizal Commercial Banking Corp...............................  3,896,052  1,943,558
    Robinsons Land Corp......................................... 15,635,351  7,345,864
    Robinsons Retail Holdings, Inc..............................  2,184,170  3,269,078
    San Miguel Food and Beverage, Inc...........................  1,213,230  2,698,887
    Security Bank Corp..........................................    162,100    560,009

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
PHILIPPINES -- (Continued)
     Semirara Mining & Power Corp................................  3,095,000 $ 1,416,536
     Shakey's Pizza Asia Ventures, Inc...........................    274,900      68,542
     SSI Group, Inc..............................................  7,322,000     428,656
     Starmalls, Inc..............................................    565,000      74,201
     STI Education Systems Holdings, Inc......................... 19,394,000     249,348
*    Travellers International Hotel Group, Inc...................  8,892,700     960,976
     Union Bank Of Philippines...................................  1,467,341   1,715,806
     Vista Land & Lifescapes, Inc................................ 41,552,500   5,831,993
     Wilcon Depot, Inc...........................................  6,933,800   2,220,021
                                                                             -----------
TOTAL PHILIPPINES................................................             96,687,685
                                                                             -----------
POLAND -- (1.2%)
*    AB SA.......................................................      1,082       5,181
     Agora SA....................................................    272,784     893,137
*    Alior Bank SA...............................................    265,981   4,096,598
     Alumetal SA.................................................      5,799      69,075
     Amica SA....................................................     22,493     764,191
     Apator SA...................................................     69,995     474,366
     Asseco Poland SA............................................    641,693   8,911,529
     Bank Handlowy w Warszawie SA................................      2,330      37,932
*    Bank Ochrony Srodowiska SA..................................     17,835      33,266
*    Bioton SA...................................................    520,287     632,994
*    Boryszew SA.................................................    880,717   1,040,382
     Budimex SA..................................................     90,910   3,508,791
     CCC SA......................................................     62,233   3,384,683
*    CD Projekt SA...............................................     10,404     585,482
     Ciech SA....................................................    251,850   3,157,857
     ComArch SA..................................................     10,951     536,611
     Dom Development SA..........................................      8,295     175,806
     Echo Investment SA..........................................     97,246      98,411
*    Enea SA.....................................................  1,491,141   2,985,500
*    Energa SA...................................................  1,278,135   2,509,785
#    Eurocash SA.................................................    701,023   3,989,123
*    Fabryki Mebli Forte SA......................................    123,857     892,488
     Famur SA....................................................  1,092,859   1,390,020
     Firma Oponiarska Debica SA..................................     29,483     664,809
*    Getin Holding SA............................................    751,114     271,242
# *  Getin Noble Bank SA.........................................  2,585,838     325,814
     Globe Trade Centre SA.......................................    449,348   1,038,079
     Grupa Azoty SA..............................................     61,035     661,285
     Grupa Azoty Zaklady Chemiczne Police SA.....................     76,751     294,967
     Grupa Kety SA...............................................     74,744   6,778,008
*    Impexmetal SA...............................................    842,310     916,962
     Inter Cars SA...............................................     40,888   2,331,795
*    Jastrzebska Spolka Weglowa SA...............................    173,213   2,636,914
     Kernel Holding SA...........................................    395,799   5,497,591
     KRUK SA.....................................................    135,716   6,169,267
     LC Corp. SA.................................................  1,498,011     994,960
     Lentex SA...................................................    124,367     242,646
*    Lubelski Wegiel Bogdanka SA.................................     74,454     790,062
*    Netia SA....................................................  1,046,440   1,363,770
     Neuca SA....................................................     13,449     970,289
*    NEWAG SA....................................................        493       2,173
*    Orange Polska SA............................................  3,589,868   4,642,143
#    Pfleiderer Group SA.........................................     26,161     170,670
*    PKP Cargo SA................................................    153,785   1,796,034
*    Polnord SA..................................................    263,808     473,663
# *  Rafako SA...................................................    524,953     261,081
     Stalexport Autostrady SA....................................    606,953     553,579

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
POLAND -- (Continued)
     Stalprodukt SA..............................................      9,458 $   854,851
*    Tauron Polska Energia SA....................................  7,193,941   3,262,880
     Trakcja SA..................................................    245,280     162,917
# *  VRG SA......................................................  1,446,409   1,534,849
#    Warsaw Stock Exchange.......................................    177,919   1,941,410
     Wawel SA....................................................      1,897     367,011
     Zespol Elektrowni Patnow Adamow Konin SA....................     91,906     171,122
                                                                             -----------
TOTAL POLAND.....................................................             88,316,051
                                                                             -----------
RUSSIA -- (0.1%)
     Etalon Group P.L.C., GDR....................................    181,292     335,390
     Globaltrans Investment P.L.C., GDR..........................    191,912   1,855,789
*    Lenta, Ltd..................................................    563,341   2,019,578
*    Mechel PJSC, Sponsored ADR..................................     51,323     107,778
     Ros Agro P.L.C., GDR........................................     20,742     237,703
     Rostelecom PJSC, Sponsored ADR..............................     10,508      71,087
     TMK PJSC, GDR...............................................     94,649     346,415
                                                                             -----------
TOTAL RUSSIA.....................................................              4,973,740
                                                                             -----------
SINGAPORE -- (0.0%)
*    Pacc Offshore Services Holdings, Ltd........................    684,256      91,081
                                                                             -----------
SOUTH AFRICA -- (7.0%)
     Adcock Ingram Holdings, Ltd.................................    713,262   3,290,632
*    Adcorp Holdings, Ltd........................................    903,638   1,383,005
     Advtech, Ltd................................................  4,016,140   3,810,378
     AECI, Ltd...................................................  1,196,476   7,997,057
     African Oxygen, Ltd.........................................  1,006,967   1,544,030
*    African Phoenix Investments, Ltd............................  5,869,014     235,082
     African Rainbow Minerals, Ltd...............................  1,208,962  14,401,024
     Afrimat, Ltd................................................    260,432     555,638
     Alexander Forbes Group Holdings, Ltd........................  5,939,620   2,266,647
     Allied Electronics Corp., Ltd., Class A.....................    758,500   1,092,979
     Alviva Holdings, Ltd........................................  1,347,307   1,549,439
# *  ArcelorMittal South Africa, Ltd.............................  1,929,062     411,197
*    Ascendis Health, Ltd........................................  1,529,922     474,190
     Assore, Ltd.................................................    121,743   3,159,793
     Astral Foods, Ltd...........................................    439,962   5,581,729
*    Aveng, Ltd.................................................. 49,342,489      69,128
#    AVI, Ltd....................................................  3,729,371  23,968,792
     Barloworld, Ltd.............................................  2,368,295  21,154,744
# *  Blue Label Telecoms, Ltd....................................  4,158,740   1,429,568
#    Brait SE....................................................  2,007,780   3,224,668
     Cashbuild, Ltd..............................................    204,294   3,752,905
     Caxton and CTP Publishers and Printers, Ltd.................    323,754     181,760
     City Lodge Hotels, Ltd......................................    321,275   2,701,730
     Clicks Group, Ltd...........................................  1,797,110  24,595,487
#    Clover Industries, Ltd......................................  1,360,664   2,175,438
     Coronation Fund Managers, Ltd...............................  2,158,479   7,734,801
#    Curro Holdings, Ltd.........................................  1,016,595   1,895,385
*    DataTec, Ltd................................................  3,639,577   8,335,542
#    Dis-Chem Pharmacies, Ltd....................................  1,548,491   2,921,741
     Distell Group Holdings, Ltd.................................    342,310   3,278,493
     DRDGOLD, Ltd., Sponsored ADR................................      9,400      17,954
#    DRDGOLD, Ltd................................................  2,932,131     575,996
*    enX Group, Ltd..............................................    408,074     368,738
# *  EOH Holdings, Ltd...........................................  1,103,441   1,576,995
# *  Famous Brands, Ltd..........................................    699,154   4,110,088

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
SOUTH AFRICA -- (Continued)
#    Foschini Group, Ltd. (The)..................................  1,192,037 $15,445,212
     Gold Fields, Ltd............................................  1,454,632   5,482,089
     Gold Fields, Ltd., Sponsored ADR............................  2,115,143   7,931,786
*    Grand Parade Investments, Ltd...............................  3,013,383     663,308
#    Grindrod Shipping Holdings, Ltd.............................    123,682     638,188
#    Grindrod, Ltd...............................................  4,995,485   2,677,926
*    Harmony Gold Mining Co., Ltd................................  2,530,985   4,336,324
# *  Harmony Gold Mining Co., Ltd., Sponsored ADR................  2,381,883   4,144,476
     Hudaco Industries, Ltd......................................    278,331   2,598,033
     Hulamin, Ltd................................................  1,369,904     416,520
# *  Impala Platinum Holdings, Ltd...............................  5,690,288  22,884,594
     Imperial Logistics, Ltd.....................................    834,544   3,650,698
     Invicta Holdings, Ltd.......................................    370,489     696,371
     Italtile, Ltd...............................................    592,632     600,479
     JSE, Ltd....................................................    988,951   9,595,357
     KAP Industrial Holdings, Ltd................................ 12,902,730   6,647,139
     Lewis Group, Ltd............................................    952,725   2,089,001
     Liberty Holdings, Ltd.......................................  1,315,243   9,521,542
     Life Healthcare Group Holdings, Ltd.........................  7,682,011  14,011,840
     Long4Life, Ltd..............................................  3,106,656   1,081,249
#    Massmart Holdings, Ltd......................................    990,941   6,535,757
     Merafe Resources, Ltd....................................... 11,617,602   1,110,144
     Metair Investments, Ltd.....................................  1,506,648   2,481,464
     MiX Telematics, Ltd.........................................     37,895      27,468
     MiX Telematics, Ltd., Sponsored ADR.........................     27,358     492,170
     MMI Holdings, Ltd...........................................  8,391,793  10,493,231
     Motus Holdings Ltd..........................................     64,097     398,583
     Mpact, Ltd..................................................  1,678,378   2,784,204
     Murray & Roberts Holdings, Ltd..............................  3,959,853   4,220,680
*    Nampak, Ltd.................................................  6,133,432   4,498,888
*    Net 1 UEPS Technologies, Inc................................        776       2,428
     Netcare, Ltd................................................  3,093,985   5,207,961
*    Northam Platinum, Ltd.......................................  3,302,942  13,769,003
     Oceana Group, Ltd...........................................    444,791   2,173,090
#    Omnia Holdings, Ltd.........................................    672,921   2,733,012
     Peregrine Holdings, Ltd.....................................  2,058,969   2,788,647
#    Pick n Pay Stores, Ltd......................................  4,055,742  19,691,131
     Pioneer Foods Group, Ltd....................................    910,160   5,481,491
# *  PPC, Ltd.................................................... 14,995,052   5,225,688
     PSG Konsult, Ltd............................................    216,482     160,404
     Raubex Group, Ltd...........................................  1,436,375   2,184,831
#    RCL Foods, Ltd..............................................    705,154     678,731
     Reunert, Ltd................................................  1,727,540   9,367,657
#    Rhodes Food Group Pty, Ltd..................................    695,531     876,194
# *  Royal Bafokeng Platinum, Ltd................................    865,373   2,049,660
     Santam, Ltd.................................................    373,923   8,772,157
#    Sappi, Ltd..................................................    119,205     569,212
*    Sibanye Gold, Ltd...........................................  9,077,270   8,546,053
     SPAR Group, Ltd. (The)......................................  2,053,140  27,876,462
     Spur Corp., Ltd.............................................    620,797     999,057
# *  Stadio Holdings, Ltd........................................    754,869     187,292
*    Sun International, Ltd......................................  1,310,213   5,019,642
*    Super Group, Ltd............................................  3,727,054   9,601,202
#    Telkom SA SOC, Ltd..........................................  2,845,745  16,937,175
     Tongaat Hulett, Ltd.........................................  1,012,167   1,513,516
     Transaction Capital, Ltd....................................  1,797,546   2,403,031
     Trencor, Ltd................................................  1,407,311   2,492,579
     Truworths International, Ltd................................  4,396,568  23,311,535
     Tsogo Sun Holdings, Ltd.....................................  3,699,806   5,569,052

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES    VALUE>>
                                                                  ------- ------------
SOUTH AFRICA -- (Continued)
     Wilson Bayly Holmes-Ovcon, Ltd.............................. 510,129 $  4,024,045
                                                                          ------------
TOTAL SOUTH AFRICA...............................................          500,189,432
                                                                          ------------
SOUTH KOREA -- (16.1%)
# *  3S Korea Co., Ltd........................................... 310,107      742,131
#    ABco Electronics Co., Ltd...................................  76,717      352,666
# *  Able C&C Co., Ltd...........................................  86,451      974,472
#    ABOV Semiconductor Co., Ltd................................. 116,080      861,920
# *  Ace Technologies Corp....................................... 190,914    1,253,017
# *  Actoz Soft Co., Ltd.........................................  49,722      560,320
#    ADTechnology Co., Ltd.......................................  63,869      821,054
# *  Advanced Cosmeceutical Technology Co., Ltd..................  97,584      374,247
# *  Advanced Digital Chips, Inc................................. 169,506      365,715
#    Advanced Nano Products Co., Ltd.............................  68,114    1,020,766
#    Advanced Process Systems Corp...............................  94,610    2,231,198
#    Aekyung Petrochemical Co., Ltd.............................. 139,019    1,088,650
#    AfreecaTV Co., Ltd..........................................  74,661    4,087,679
# *  Agabang&Company............................................. 236,156      746,265
#    Ahn-Gook Pharmaceutical Co., Ltd............................  58,793      665,299
     Ahnlab, Inc.................................................  53,146    2,812,089
# *  AIBIT Co., Ltd.............................................. 206,880      176,962
#    AJ Networks Co., Ltd........................................  97,100      508,992
*    AJ Rent A Car Co., Ltd......................................  96,956      931,079
# *  Ajin Industrial Co., Ltd.................................... 102,112      229,484
     AJINEXTEK Co., Ltd..........................................  31,359      278,764
     AK Holdings, Inc............................................  43,806    1,937,905
# *  Alticast Corp...............................................  73,734      202,506
#    ALUKO Co., Ltd.............................................. 348,822      805,862
# *  Aminologics Co., Ltd........................................ 464,945      880,321
# *  Amotech Co., Ltd............................................  72,347    1,470,232
# *  Anam Electronics Co., Ltd................................... 738,248    1,738,799
# *  Ananti, Inc.................................................  61,770      765,673
#    Anapass, Inc................................................  74,135    1,666,099
# *  Aprogen Healthcare & Games, Inc............................. 348,018      256,437
# *  Aprogen KIC, Inc............................................ 115,172      376,435
# *  Aprogen pharmaceuticals, Inc................................ 432,802      977,437
# *  APS Holdings Corp........................................... 294,525    1,099,078
# *  Arion Technology, Inc....................................... 129,146       92,355
#    Asia Cement Co., Ltd........................................  15,324    1,331,694
     ASIA Holdings Co., Ltd......................................  10,018    1,102,730
#    Asia Paper Manufacturing Co., Ltd...........................  44,435    1,622,901
*    Asiana Airlines, Inc........................................ 934,787    5,297,953
#    Atec Co., Ltd...............................................  15,058       97,800
# *  A-Tech Solution Co., Ltd....................................  36,321      287,496
#    Atinum Investment Co., Ltd.................................. 291,863      619,520
#    AtlasBX Co., Ltd............................................     571       32,292
#    AUK Corp.................................................... 214,954      508,138
#    Aurora World Corp...........................................  45,949      435,250
#    Austem Co., Ltd............................................. 172,157      497,605
#    Autech Corp................................................. 116,207    1,144,612
#    Avaco Co., Ltd.............................................. 105,551      628,042
#    Avatec Co., Ltd.............................................   5,446       33,968
#    Baiksan Co., Ltd............................................  98,551      766,672
# *  Barun Electronics Co., Ltd.................................. 545,499      146,397
# *  Barunson Entertainment & Arts Corp.......................... 180,998      287,909
#    Bcworld Pharm Co., Ltd......................................  43,184      836,817
#    BG T&A Co...................................................  46,993      104,235
     BGF Co., Ltd................................................ 161,314    1,138,223
# *  BH Co., Ltd................................................. 206,331    3,487,173

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
SOUTH KOREA -- (Continued)
# *  Binex Co., Ltd.............................................. 224,974 $2,287,445
     Binggrae Co., Ltd...........................................  54,405  3,435,162
# *  Biolog Device Co., Ltd...................................... 126,061    224,024
*    BioSmart Co., Ltd........................................... 141,602    542,160
# *  Biotoxtech Co., Ltd.........................................  90,712    645,410
# *  Biovill Co., Ltd............................................ 187,949    263,063
# *  BIT Computer Co., Ltd....................................... 120,643    553,987
#    Bixolon Co., Ltd............................................  91,886    488,829
# *  Bluecom Co., Ltd............................................  96,226    345,183
#    Boditech Med, Inc........................................... 120,959  1,140,989
# *  Bohae Brewery Co., Ltd...................................... 576,129    679,474
#    BoKwang Industry Co., Ltd................................... 108,320    429,947
#    Bolak Co., Ltd.............................................. 340,652    711,745
     Bookook Securities Co., Ltd.................................  14,493    265,629
# *  Boryung Medience Co., Ltd...................................  53,361    478,485
#    Boryung Pharmaceutical Co., Ltd............................. 260,596  2,917,018
# *  Bosung Power Technology Co., Ltd............................ 453,255    969,397
# *  Brain Contents Co., Ltd..................................... 844,733    869,023
# *  Bubang Co., Ltd............................................. 213,403    533,103
#    Bukwang Pharmaceutical Co., Ltd............................. 219,024  3,446,574
#    Busan City Gas Co., Ltd.....................................   6,019    199,948
#    BYC Co., Ltd................................................   1,007    222,225
# *  BYON Co., Ltd............................................... 424,660    561,433
#    Byucksan Corp............................................... 357,349    854,476
# *  CammSys Corp................................................ 328,112    570,449
     Capro Corp.................................................. 300,601  1,184,007
     Caregen Co., Ltd............................................  27,611  1,808,194
     Castec Korea Co., Ltd.......................................   7,540     23,201
#    Cell Biotech Co., Ltd.......................................  49,353  1,277,287
#    Changhae Ethanol Co., Ltd...................................  51,364    572,538
# *  Charm Engineering Co., Ltd.................................. 307,521    420,597
# *  Chemtronics Co., Ltd........................................  71,610    647,280
# *  Chemtros Co., Ltd........................................... 103,775    328,448
#    Cheryong Electric Co., Ltd..................................  96,558    574,626
#    Cheryong Industrial Co. Ltd/new.............................  59,347    342,223
# *  ChinHung International, Inc................................. 234,602    383,529
     Chinyang Holdings Corp...................................... 167,246    364,888
# *  Choa Pharmaceutical Co...................................... 207,782    819,883
# *  Chokwang Leather Co., Ltd...................................     607     19,793
#    Chokwang Paint, Ltd.........................................  44,694    269,086
     Chong Kun Dang Pharmaceutical Corp..........................  59,297  5,179,921
#    Chongkundang Holdings Corp..................................  27,397  1,790,092
#    Choong Ang Vaccine Laboratory...............................  74,822  1,355,881
# *  Chorokbaem Media Co., Ltd................................... 344,008    485,069
     Chosun Refractories Co., Ltd................................   6,812    502,324
#    Chungdahm Learning, Inc.....................................  44,088    809,191
     CJ CGV Co., Ltd............................................. 116,011  4,271,312
#    CJ Freshway Corp............................................  48,097  1,252,411
     CJ Hello Co., Ltd........................................... 217,479  1,611,268
# *  CJ Seafood Corp............................................. 186,914    469,281
#    CKD Bio Corp................................................  31,884    671,945
#    Clean & Science Co., Ltd....................................  40,549    834,976
# *  CLIO Cosmetics Co., Ltd.....................................  33,489    598,865
# *  CMG Pharmaceutical Co., Ltd................................. 543,337  2,314,152
# *  Codes Combine Co., Ltd......................................  76,049    190,915
# *  CODI-M Co., Ltd............................................. 997,941    667,792
     Com2uSCorp..................................................  21,659  1,851,891
#    Commax Co., Ltd.............................................  70,961    268,651
# *  Coreana Cosmetics Co., Ltd.................................. 215,426    913,199

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
SOUTH KOREA -- (Continued)
#    Cosmax BTI, Inc.............................................  38,714 $  763,431
#    COSMAX NBT Inc.............................................. 101,444  1,156,158
     Cosmax, Inc.................................................  65,540  7,786,421
#    Cosmecca Korea Co., Ltd.....................................  43,311    858,745
# *  CosmoAM&T Co., Ltd.......................................... 104,108  1,258,322
# *  Cosmochemical Co., Ltd......................................  87,632  1,023,551
*    COSON Co., Ltd.............................................. 131,806  1,060,154
#    COWELL FASHION Co., Ltd..................................... 234,384  1,504,384
# *  Creative & Innovative System................................ 281,148    572,764
#    Crown Confectionery Co., Ltd................................  39,940    343,437
#    CROWNHAITAI Holdings Co., Ltd...............................  61,249    625,640
# *  CrucialTec Co., Ltd......................................... 543,909    558,456
#    CS Wind Corp................................................  46,867  1,528,026
# *  CTC BIO, Inc................................................ 156,314  1,119,952
# *  CTGen Co., Ltd.............................................. 190,033    447,087
#    Cuckoo Holdings Co., Ltd....................................   9,015  1,122,941
#    Cuckoo Homesys Co., Ltd.....................................   6,957  1,277,450
*    Curexo, Inc.................................................   4,005     23,466
# *  Curo Co., Ltd............................................... 759,802    588,094
*    CUROCOM Co., Ltd............................................ 323,268    357,553
# *  Curoholdings Co., Ltd....................................... 423,171    229,453
#    Cymechs, Inc................................................  44,360    429,208
#    D.I Corp.................................................... 217,218    868,633
# *  DA Technology Co., Ltd...................................... 302,573    948,379
#    Dae Dong Industrial Co., Ltd................................ 106,425    537,849
     Dae Han Flour Mills Co., Ltd................................   7,679  1,359,336
     Dae Hwa Pharmaceutical Co., Ltd............................. 103,801  1,750,719
#    Dae Hyun Co., Ltd........................................... 229,329    521,136
# *  Dae Won Chemical Co., Ltd................................... 273,923    412,769
#    Dae Won Kang Up Co., Ltd.................................... 161,566    708,065
# *  Dae Young Packaging Co., Ltd................................ 599,323    648,849
#    Daea TI Co., Ltd............................................ 552,451  2,871,329
#    Daebongls Co., Ltd..........................................  61,042    459,973
#    Daechang Co., Ltd........................................... 314,932    298,386
     Daechang Forging Co., Ltd...................................   8,880    312,280
     Daeduck Electronics Co...................................... 536,529  4,870,742
     Daegu Department Store......................................  31,479    191,198
# *  Daehan New Pharm Co., Ltd...................................  82,189    792,994
#    Daehan Steel Co., Ltd....................................... 119,261    665,025
#    Dae-Il Corp................................................. 106,529    576,136
# *  Daejoo Electronic Materials Co., Ltd........................  81,087  1,129,790
     Daekyo Co., Ltd............................................. 239,025  1,263,474
#    Daelim B&Co Co., Ltd........................................  95,813    418,406
*    Daelim C&S Co., Ltd.........................................   7,531     70,994
# *  Daemyung Corp. Co., Ltd..................................... 523,723    945,582
#    Daeryuk Can Co., Ltd........................................ 104,537    523,636
     Daesang Corp................................................ 224,742  5,111,930
#    Daesang Holdings Co., Ltd................................... 140,590    985,773
#    Daesung Energy Co., Ltd.....................................  65,638    315,024
#    Daesung Holdings Co., Ltd...................................  26,734    183,029
# *  Daesung Industrial Co., Ltd.................................  80,183    374,910
*    Daesung Private Equity, Inc.................................  59,602    101,205
# *  Daewon Cable Co., Ltd....................................... 428,874    514,551
#    Daewon Media Co., Ltd.......................................  71,993    563,145
#    Daewon Pharmaceutical Co., Ltd.............................. 121,264  1,833,711
#    Daewon San Up Co., Ltd...................................... 104,480    608,198
# *  Daewoo Electronic Components Co., Ltd....................... 278,267    584,224
     Daewoong Co., Ltd........................................... 210,183  3,899,611
*    Dahaam E-Tec Co., Ltd.......................................   2,100     48,988

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
     Daihan Pharmaceutical Co., Ltd..............................    37,901 $1,319,691
     Daishin Securities Co., Ltd.................................   297,668  3,253,065
*    Daiyang Metal Co., Ltd......................................     2,014     12,886
# *  Danal Co., Ltd..............................................   414,148  1,192,297
#    Danawa Co., Ltd.............................................    59,033  1,169,376
#    Daou Data Corp..............................................   158,191  1,308,361
#    Daou Technology, Inc........................................   271,350  5,150,907
# *  Dasan Networks, Inc.........................................   138,800    877,015
#    Dawonsys Co., Ltd...........................................   167,481  2,371,365
# *  DAYLI BlockChian Co., Ltd...................................    47,181     62,488
# *  Dayou Automotive Seat Technology Co., Ltd...................   461,278    469,477
# *  Dayou Plus Co., Ltd.........................................   443,110    364,264
     DB Financial Investment Co., Ltd............................   272,775  1,195,058
     DB HiTek Co., Ltd...........................................   293,840  4,026,846
*    DB, Inc.....................................................   904,150    674,557
#    DCM Corp....................................................    42,882    429,456
     Dentium Co., Ltd............................................    35,983  2,202,017
# *  Deutsch Motors, Inc.........................................   186,431  1,251,624
#    Development Advance Solution Co., Ltd.......................    66,494    410,165
#    DHP Korea Co., Ltd..........................................    94,291    808,298
     Digital Chosun Co., Ltd.....................................   208,832    358,496
#    Digital Daesung Co., Ltd....................................    69,556    592,222
*    Digital Optics Co., Ltd.....................................    63,634     41,213
#    Digital Power Communications Co., Ltd.......................   270,969  1,414,580
*    DIO Corp....................................................   104,542  3,533,331
# *  Diostech Co., Ltd...........................................   550,695    369,740
#    Display Tech Co., Ltd.......................................    52,616    182,813
#    DMS Co., Ltd................................................   164,147    796,609
#    DNF Co., Ltd................................................    71,182    519,273
     Dohwa Engineering Co., Ltd..................................    57,285    473,077
#    Dong A Eltek Co., Ltd.......................................    73,971    566,276
#    Dong Ah Tire & Rubber Co., Ltd..............................    44,790    502,325
     Dong-A Socio Holdings Co., Ltd..............................    20,129  1,862,830
     Dong-A ST Co., Ltd..........................................    51,439  4,495,525
#    Dong-Ah Geological Engineering Co., Ltd.....................    76,065  1,188,071
#    Dongbang Transport Logistics Co., Ltd.......................    25,627     46,795
#    Dongbu Corp.................................................    68,458    483,923
     Dong-Il Corp................................................     6,992    597,970
     Dongil Industries Co., Ltd..................................    11,521    608,404
     Dongjin Semichem Co., Ltd...................................   274,360  2,650,639
     DongKook Pharmaceutical Co., Ltd............................    44,129  2,178,445
#    Dongkuk Industries Co., Ltd.................................   312,436    760,321
*    Dongkuk Steel Mill Co., Ltd.................................   519,614  3,364,813
#    Dongkuk Structures & Construction Co., Ltd..................   277,208    660,547
#    Dongsung Chemical Co., Ltd..................................    16,310    213,089
#    DONGSUNG Corp...............................................   228,930  1,105,021
# *  Dongsung Finetec Co., Ltd...................................   148,186  1,209,842
#    Dongwha Enterprise Co., Ltd.................................    42,331    661,693
     Dongwha Pharm Co., Ltd......................................   200,939  1,684,230
     Dongwon Development Co., Ltd................................   511,595  2,082,419
     Dongwon F&B Co., Ltd........................................    12,562  2,660,159
     Dongwon Industries Co., Ltd.................................    12,554  2,872,150
#    Dongwon Systems Corp........................................    30,549    930,311
#    Dongwoo Farm To Table Co., Ltd..............................    75,970    281,857
#    Dongwoon Anatech Co., Ltd...................................    29,658    167,228
     Dongyang E&P, Inc...........................................    39,994    344,199
# *  Dongyang Steel Pipe Co., Ltd................................ 1,013,637  1,137,130
# *  Doosan Heavy Industries & Construction Co., Ltd.............   413,437  2,477,869
     DoubleUGames Co., Ltd.......................................    76,013  4,913,082

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
     Douzone Bizon Co., Ltd......................................   135,489 $6,637,960
     DRB Holding Co., Ltd........................................    66,135    365,156
# *  Dream Security Co., Ltd.....................................   136,849    435,810
*    Dreamus Co..................................................    87,597    634,820
# *  DRTECH Corp.................................................   152,670    227,197
#    DSR Wire Corp...............................................    63,527    280,018
# *  DT&C Co., Ltd...............................................     3,240     32,188
#    DTR Automotive Corp.........................................    32,595    974,236
# *  Duk San Neolux Co., Ltd.....................................   100,090  1,476,495
     Duksung Co., Ltd............................................    75,560    202,599
     DY Corp.....................................................   146,891    732,174
     DY POWER Corp...............................................    60,459    816,962
     e Tec E&C, Ltd..............................................    13,399  1,270,442
#    E1 Corp.....................................................    32,658  1,797,901
     Eagon Holdings Co., Ltd.....................................   298,627    797,261
     Eagon Industrial, Ltd.......................................    20,500    181,668
     Easy Bio, Inc...............................................   402,526  2,787,803
# *  EcoBio Holdings Co., Ltd....................................    60,798    401,756
# *  Ecopro Co., Ltd.............................................   158,695  3,702,282
#    e-Credible Co., Ltd.........................................    28,154    451,881
#    Eehwa Construction Co., Ltd.................................   100,999    517,715
# *  EG Corp.....................................................    38,302    354,800
# *  Ehwa Technologies Information Co., Ltd...................... 3,915,868    803,480
#    Elcomtec Co., Ltd...........................................   261,529    371,517
# *  Elentec Co., Ltd............................................   112,258    414,247
#    e-LITECOM Co., Ltd..........................................    36,695    217,063
# *  ELK Corp....................................................   192,381    129,610
# *  EMKOREA Co., Ltd............................................   236,062  1,440,062
#    EM-Tech Co., Ltd............................................   106,420  1,534,514
# *  EMW Co., Ltd................................................   204,411    182,424
# *  Enerzent Co., Ltd...........................................   224,980    324,916
#    Enex Co., Ltd...............................................   312,464    427,159
#    ENF Technology Co., Ltd.....................................    84,532  1,376,237
     Eo Technics Co., Ltd........................................    69,018  4,198,433
*    Esmo Corp...................................................    74,633    377,776
#    Estechpharma Co., Ltd.......................................    86,130    658,967
# *  ESTsoft Corp................................................    31,344    231,794
# *  ESV, Inc....................................................    46,918     14,354
# *  E-TRON Co., Ltd............................................. 1,491,477    224,710
#    Eugene Corp.................................................   453,657  2,397,279
     Eugene Investment & Securities Co., Ltd.....................   588,034  1,380,788
#    Eugene Technology Co., Ltd..................................   128,700  1,536,932
*    Eusu Holdings Co., Ltd......................................   119,655    906,530
#    EVERDIGM Corp...............................................    87,678    450,909
# *  E-World.....................................................    84,101    174,178
# *  EXA E&C, Inc................................................    69,546     88,300
# *  Exem Co., Ltd...............................................   152,435    454,448
#    Ezwelfare Co., Ltd..........................................    43,872    363,552
#    F&F Co., Ltd................................................    61,898  4,318,440
#    Farmsco.....................................................   155,877  1,160,120
# *  FarmStory Co., Ltd..........................................   524,996    681,823
# *  Feelingk Co., Ltd...........................................   315,573    526,882
# *  Feelux Co., Ltd.............................................   283,759  2,137,910
     Fila Korea, Ltd.............................................    72,536  5,129,861
#    Fine DNC Co., Ltd...........................................   103,000    196,074
#    Fine Semitech Corp..........................................    16,149    109,296
# *  Fine Technix Co., Ltd.......................................   216,885    328,295
# *  Firstec Co., Ltd............................................   209,199    488,172
# *  FN Republic Co., Ltd........................................   328,447    500,479

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                  SHARES   VALUE>>
                                                                  ------- ----------
SOUTH KOREA -- (Continued)
*    FNC Entertainment Co., Ltd..................................   3,147 $   24,170
# *  Foosung Co., Ltd............................................ 431,979  2,970,851
# *  Fourth-Link, Inc............................................  52,309     65,378
#    Fursys, Inc.................................................  16,042    504,153
#    Gabia, Inc..................................................  61,787    472,374
#    Galaxia Communications Co., Ltd............................. 102,339    313,166
*    Gamevil, Inc................................................  45,326  1,845,341
#    Gaon Cable Co., Ltd.........................................  23,823    377,496
# *  Genic Co., Ltd..............................................  42,514    343,599
# *  Genie Music Corp............................................ 275,927  1,069,943
#    Geumhwa PSC Co., Ltd........................................   6,842    203,284
# *  Gigalane Co., Ltd........................................... 267,290    559,024
*    Globon Co., Ltd.............................................  19,418     48,242
#    GMB Korea Corp..............................................  79,071    526,850
# *  GMP Co., Ltd................................................  59,009    421,286
#    GnCenergy Co., Ltd..........................................  26,859    109,187
# *  GNCO Co., Ltd............................................... 682,448    963,773
     GOLFZON Co., Ltd............................................  26,580    994,976
#    Golfzon Newdin Holdings Co., Ltd............................ 210,823    670,432
# *  Good People Co., Ltd........................................ 190,533    666,896
     Grand Korea Leisure Co., Ltd................................  23,405    466,314
     Green Cross Cell Corp.......................................  51,854  2,094,332
     Green Cross Holdings Corp...................................  54,464  1,136,869
     GS Global Corp.............................................. 401,208    913,899
     GS Home Shopping, Inc.......................................  28,185  4,134,777
# *  G-SMATT GLOBAL Co., Ltd..................................... 535,408    615,022
     Gwangju Shinsegae Co., Ltd..................................   3,808    644,701
# *  GY Commerce Co., Ltd........................................ 149,142    107,725
     Haatz, Inc..................................................  24,715    169,088
#    Hae In Corp.................................................  49,750    209,644
     HAESUNG DS Co., Ltd.........................................  80,685  1,078,979
#    Haesung Industrial Co., Ltd.................................  24,140    233,627
#    Haimarrow Food Service Co., Ltd............................. 166,776    376,710
     Haitai Confectionery & Foods Co., Ltd.......................  64,176    561,007
# *  Halla Corp.................................................. 161,986    563,985
#    Halla Holdings Corp.........................................  85,442  3,240,277
# *  Han Chang Corp..............................................  60,815    180,025
#    Han Kuk Carbon Co., Ltd..................................... 261,268  1,895,547
#    Hana Micron, Inc............................................ 153,881    700,553
#    Hana Tour Service, Inc......................................  93,489  5,152,217
#    Hancom MDS, Inc.............................................  52,411    697,940
     Hancom, Inc................................................. 147,765  1,671,810
#    Handok, Inc.................................................  56,096  1,495,826
     Handsome Co., Ltd........................................... 143,494  5,263,578
#    Hanil Cement Co., Ltd.......................................  15,772  1,983,403
#    Hanil Holdings Co., Ltd.....................................  12,939    631,795
#    Hanil Hyundai Cement Co., Ltd...............................  22,245    734,877
# *  Hanil Vacuum Co., Ltd....................................... 342,141    411,657
# *  Hanjin Heavy Industries & Construction Co., Ltd............. 678,185    955,027
# *  Hanjin Heavy Industries & Construction Holdings Co., Ltd....  83,704    263,028
     Hanjin Kal Corp............................................. 103,090  3,267,943
#    Hanjin Transportation Co., Ltd..............................  79,636  2,881,522
# *  Hankook Cosmetics Co., Ltd..................................  77,549    808,697
#    Hankook Cosmetics Manufacturing Co., Ltd....................  15,453    475,464
     Hankook Shell Oil Co., Ltd..................................   5,623  1,551,485
*    Hankook Technology, Inc.....................................  79,500     77,162
     Hankuk Paper Manufacturing Co., Ltd.........................  24,759    397,797
# *  Hankuk Steel Wire Co., Ltd..................................  58,735    144,515
#    Hanla IMS Co., Ltd..........................................  41,360    279,628

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
#    Hanmi Semiconductor Co., Ltd................................   230,587 $1,828,039
#    HanmiGlobal Co., Ltd........................................    65,410    613,006
#    Hans Biomed Corp............................................    62,852  1,505,252
     Hansae Co., Ltd.............................................   183,802  4,559,551
#    Hansae MK Co., Ltd..........................................    42,409    256,661
     Hansae Yes24 Holdings Co., Ltd..............................    98,521    814,602
#    Hanshin Construction........................................    62,759    980,532
#    Hanshin Machinery Co........................................   232,826    464,894
     Hansol Chemical Co., Ltd....................................    76,789  5,628,304
*    Hansol Holdings Co., Ltd....................................   375,272  1,499,847
#    Hansol HomeDeco Co., Ltd....................................   664,337    835,597
     Hansol Paper Co., Ltd.......................................   150,155  1,922,087
# *  Hansol Technics Co., Ltd....................................   161,112    864,408
#    Hanwha Galleria Timeworld Co., Ltd..........................    14,252    372,219
     Hanwha General Insurance Co., Ltd...........................   473,064  2,036,670
*    Hanwha Investment & Securities Co., Ltd..................... 1,037,750  2,098,469
#    Hanyang Eng Co., Ltd........................................    82,288  1,104,204
     Hanyang Securities Co., Ltd.................................    41,592    254,512
# *  Harim Co., Ltd..............................................   397,741  1,194,373
     Harim Holdings Co., Ltd.....................................   165,143  1,899,005
#    HB Technology Co., Ltd......................................   465,974  1,311,041
     HDC Holdings Co., Ltd.......................................   203,276  2,997,502
     HDC Hyundai Engineering Plastics Co., Ltd...................   155,480    742,257
#    HDC I-Controls Co., Ltd.....................................    43,044    419,933
# *  Heung-A Shipping Co., Ltd................................... 1,444,950    434,521
# *  Heungkuk Fire & Marine Insurance Co., Ltd...................   316,902  1,332,273
#    High Tech Pharm Co., Ltd....................................    28,011    329,994
*    Hisem Co., Ltd..............................................    59,394    384,561
     Hite Jinro Co., Ltd.........................................   188,573  3,278,872
     Hitejinro Holdings Co., Ltd.................................    68,617    539,757
#    HizeAero Co., Ltd...........................................     9,927     49,980
     HJ Magnolia Yongpyong Hotel & Resort Corp...................   150,446    919,827
# *  HLB POWER Co., Ltd..........................................   266,189    247,424
# *  Home Center Holdings Co., Ltd...............................   534,946    645,885
# *  Homecast Co., Ltd...........................................   247,449  1,221,705
     HS Industries Co., Ltd......................................   354,175  3,230,333
#    HS R&A Co., Ltd.............................................   262,709    501,053
*    HSD Engine Co., Ltd.........................................   177,715    605,733
# *  Huayi Brothers Korea Co., Ltd...............................    77,945    225,063
     Huchems Fine Chemical Corp..................................   211,043  3,955,982
*    Humax Co., Ltd..............................................   139,852    826,110
#    Humedix Co., Ltd............................................    51,302  1,189,206
*    Huneed Technologies.........................................    87,618    700,225
     Huons Co., Ltd..............................................    51,240  2,824,701
     Huons Global Co., Ltd.......................................    52,150  1,835,557
#    Husteel Co., Ltd............................................    20,207    210,003
#    Huvis Corp..................................................   124,216    862,729
#    Huvitz Co., Ltd.............................................    89,652    779,403
     Hwa Shin Co., Ltd...........................................   153,608    463,584
     Hwacheon Machine Tool Co., Ltd..............................     6,481    237,813
#    Hwail Pharm Co., Ltd........................................    76,780    483,302
# *  Hwajin Co., Ltd.............................................   195,001    191,554
     Hwangkum Steel & Technology Co., Ltd........................    78,961    597,953
#    HWASEUNG ENTERPRISE CO LTD..................................    30,488    354,109
     HwaSung Industrial Co., Ltd.................................    80,662  1,033,073
     Hy-Lok Corp.................................................    78,186  1,319,602
# *  Hyosung ONB Co., Ltd........................................    15,415    118,764
#    HyosungITX Co., Ltd.........................................    27,938    267,724
# *  Hyulim ROBOT Co., Ltd.......................................   547,191    605,265

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
# *  Hyundai Bioscience Co. Ltd..................................   290,847 $4,146,552
#    Hyundai BNG Steel Co., Ltd..................................    89,537    786,860
#    Hyundai Construction Equipment Co., Ltd.....................    88,920  3,735,586
#    Hyundai Corp. Holdings, Inc.................................    54,532    665,711
#    Hyundai Corp................................................    68,663  1,375,942
*    Hyundai Electric & Energy System Co., Ltd...................    29,039    587,989
     Hyundai Greenfood Co., Ltd..................................   324,682  3,879,456
     Hyundai Home Shopping Network Corp..........................    42,667  3,655,135
     Hyundai Hy Communications & Networks Co., Ltd...............   332,548  1,204,835
*    Hyundai Information Technology Co., Ltd.....................    49,162     87,757
#    Hyundai Livart Furniture Co., Ltd...........................   114,716  2,056,124
# *  Hyundai Merchant Marine Co., Ltd............................ 1,278,971  4,407,557
#    Hyundai Motor Securities Co., Ltd...........................   153,422  1,338,475
#    Hyundai Pharmaceutical Co., Ltd.............................   201,448    853,812
#    Hyundai Telecommunication Co., Ltd..........................    26,501    231,928
#    Hyundai Wia Corp............................................   119,394  5,108,358
#    HyVision System, Inc........................................    99,434    954,427
# *  I&C Technology Co., Ltd.....................................    56,987    265,009
#    i3system, Inc...............................................    41,083    805,954
# *  iA, Inc.....................................................   217,993    644,751
#    ICD Co., Ltd................................................   112,631    979,107
*    ICK Co., Ltd................................................    72,662    129,826
# *  i-Components Co., Ltd.......................................    35,217    186,344
     IDIS Holdings Co., Ltd......................................     1,320     17,560
#    IHQ, Inc....................................................   535,723  1,055,105
#    Il Dong Pharmaceutical Co., Ltd.............................    73,715  1,410,184
#    IlDong Holdings Co., Ltd....................................    34,859    385,596
#    Iljin Diamond Co., Ltd......................................    41,385  1,160,611
#    Iljin Display Co., Ltd......................................   147,030    673,089
# *  Iljin Electric Co., Ltd.....................................   143,914    436,199
#    Iljin Holdings Co., Ltd.....................................   198,059    671,693
#    Ilshin Spinning Co., Ltd....................................    11,832  1,048,914
# *  Ilshin Stone Co., Ltd.......................................   420,824    861,223
#    ilShinbiobase Co., Ltd......................................   281,686    524,210
#    Ilsung Pharmaceuticals Co., Ltd.............................     4,076    323,085
*    Ilyang Pharmaceutical Co., Ltd..............................    89,656  2,154,925
# *  IM Co., Ltd.................................................   267,965    318,980
     iMarketKorea, Inc...........................................   167,002  1,392,568
# *  In the F Co., Ltd...........................................    76,193    138,705
     InBody Co., Ltd.............................................    92,069  1,746,918
# *  INCON Co., Ltd..............................................   204,515    210,091
# *  Incross Co., Ltd............................................    26,724    599,826
# *  Infinitt Healthcare Co., Ltd................................   127,161    756,464
     InfoBank Corp...............................................     4,325     31,263
# *  Infraware, Inc..............................................   177,642    189,343
#    INITECH Co., Ltd............................................    67,933    353,299
# *  InkTec Co., Ltd.............................................    10,746     35,819
     Innocean Worldwide, Inc.....................................    58,969  3,595,309
# *  InnoWireless, Inc...........................................    39,934    867,312
*    Innox Advanced Materials Co., Ltd...........................    47,394  2,142,998
*    Inscobee, Inc...............................................   569,376  2,065,300
# *  Insun ENT Co., Ltd..........................................   266,481  2,231,823
# *  Insung Information Co., Ltd.................................    84,518    250,485
#    Intelligent Digital Integrated Security Co., Ltd............    44,742    922,610
# *  Interflex Co., Ltd..........................................    80,840    998,784
*    Intergis Co., Ltd...........................................    11,220     23,647
#    Interojo Co., Ltd...........................................    66,673  1,519,315
#    Interpark Corp..............................................   103,871    502,852
#    Interpark Holdings Corp.....................................   369,455    785,604

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
     INTOPS Co., Ltd.............................................   116,641 $1,632,904
#    INVENIA Co., Ltd............................................   107,804    335,598
#    Inzi Controls Co., Ltd......................................    69,983    430,107
     INZI Display Co., Ltd.......................................    32,254     54,948
# *  Iones Co., Ltd..............................................    75,333    493,379
     IS Dongseo Co., Ltd.........................................   129,017  4,016,696
#    ISC Co., Ltd................................................    75,550    746,591
#    i-SENS, Inc.................................................    95,050  1,995,862
     ISU Chemical Co., Ltd.......................................    92,426    800,244
#    IsuPetasys Co., Ltd.........................................   234,729  1,114,034
#    It's Hanbul Co., Ltd........................................    70,613  1,833,318
#    J.ESTINA Co., Ltd...........................................    98,913    479,489
#    Jahwa Electronics Co., Ltd..................................    92,216  1,029,593
#    JASTECH, Ltd................................................    66,749    641,137
# *  Jayjun Cosmetic Co., Ltd....................................   181,470  1,301,149
     JB Financial Group Co., Ltd................................. 1,588,145  7,738,677
#    JC Hyun System, Inc.........................................    96,331    475,913
*    Jcontentree Corp............................................   369,237  1,785,565
#    Jeil Pharma Holdings, Inc...................................    16,398    351,789
     Jeil Pharmaceutical Co., Ltd................................     5,220    190,739
     Jeju Air Co., Ltd...........................................    63,504  2,223,278
# *  Jeju Semiconductor Corp.....................................   154,448    569,211
# *  Jeongsan Aikang Co., Ltd....................................   237,589    431,581
#    Jinro Distillers Co., Ltd...................................    16,024    410,417
#    Jinsung T.E.C...............................................   101,741    780,779
#    JLS Co., Ltd................................................    62,953    392,517
# *  JNK Heaters Co., Ltd........................................    52,520    271,708
*    JoyCity Corp................................................    12,749    103,600
#    JS Corp.....................................................    37,413    523,218
     Jusung Engineering Co., Ltd.................................   325,414  2,285,715
#    JVM Co., Ltd................................................    29,789    959,724
#    JW Holdings Corp............................................   287,332  1,637,927
#    JW Life Science Corp........................................    63,353  1,317,141
     JW Pharmaceutical Corp......................................   104,371  3,283,523
     JYP Entertainment Corp......................................   211,588  5,408,689
# *  Kanglim Co., Ltd............................................   240,269    562,076
#    Kangnam Jevisco Co., Ltd....................................    29,806    692,480
#    KAON Media Co., Ltd.........................................   111,714    975,051
*    KB Metal Co., Ltd...........................................     4,711      8,032
*    KBI Dongkook Industrial Co., Ltd............................   147,284    115,689
     KC Co., Ltd.................................................    73,125  1,018,596
#    KC Cottrell Co., Ltd........................................    77,372    603,383
#    KC Green Holdings Co., Ltd..................................   118,684    596,804
     KC Tech Co., Ltd............................................    74,585  1,269,754
#    KCC Engineering & Construction Co., Ltd.....................    62,491    394,172
     KCI, Ltd....................................................    33,797    362,134
     KCTC........................................................    13,113     38,443
*    KD Construction Co., Ltd....................................   147,361     12,489
# *  KEC Corp....................................................   714,549    782,276
#    KEPCO Engineering & Construction Co., Inc...................   111,799  2,183,110
#    Keyang Electric Machinery Co., Ltd..........................   205,292    682,731
# *  KEYEAST Co., Ltd............................................   466,462  1,474,314
#    KG Chemical Corp............................................    70,812    873,744
#    KG Eco Technology Service Co., Ltd..........................   314,871  1,074,985
     Kginicis Co., Ltd...........................................   136,223  1,669,679
#    KGMobilians Co., Ltd........................................   134,426    830,815
# *  KH Vatec Co., Ltd...........................................   120,737    863,598
     KINX, Inc...................................................    18,867    508,763
     KISCO Corp..................................................   194,863  1,001,253

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
#    KISCO Holdings Co., Ltd.....................................    55,977 $  650,744
#    Kishin Corp.................................................    49,420    169,407
     KISWIRE, Ltd................................................    57,254  1,257,608
# *  Kiwi Media Group Co., Ltd................................... 1,683,238    431,366
# *  KleanNara Co., Ltd..........................................   141,308    340,315
#    KL-Net Corp.................................................   122,853    311,470
     KM Corp.....................................................    32,246    241,931
     KMH Co., Ltd................................................   123,798    813,156
# *  KMH Hitech Co., Ltd.........................................   121,868    117,497
#    Kocom Co., Ltd..............................................    59,560    411,167
# *  Kodaco Co., Ltd.............................................   278,877    524,021
     Koentec Co., Ltd............................................   161,790  1,574,458
#    Koh Young Technology, Inc...................................    87,881  7,275,214
     Kolmar BNH Co., Ltd.........................................   101,108  2,506,154
#    Kolmar Korea Holdings Co., Ltd..............................    81,272  2,527,110
#    Kolon Corp..................................................    57,338  1,340,606
# *  Kolon Fashion Material, Inc.................................    98,755    206,765
     Kolon Global Corp...........................................    44,535    467,282
# *  Kolon Life Science, Inc.....................................    60,941  2,193,482
#    Kolon Plastic, Inc..........................................   120,233    612,566
#    Komelon Corp................................................    37,331    259,418
#    KoMiCo, Ltd.................................................    34,202    802,882
# *  KONA I Co., Ltd.............................................   104,008  1,083,269
#    Kook Soon Dang Brewery Co., Ltd.............................   102,707    390,508
#    Kopla Co., Ltd..............................................   112,709    336,505
#    Korea Alcohol Industrial Co., Ltd...........................   115,298    877,708
#    Korea Asset In Trust Co., Ltd...............................   310,278  1,127,173
#    Korea Autoglass Corp........................................    70,686  1,211,082
#    Korea Cast Iron Pipe Industries Co., Ltd....................    73,524    642,324
# *  Korea Circuit Co., Ltd......................................    93,570    485,892
*    Korea District Heating Corp.................................    26,322  1,297,106
     Korea Electric Terminal Co., Ltd............................    50,403  2,507,252
#    Korea Electronic Certification Authority, Inc...............   139,013    583,552
#    Korea Electronic Power Industrial Development Co., Ltd......    71,059    220,665
     Korea Export Packaging Industrial Co., Ltd..................     5,621    109,985
# *  Korea Flange Co., Ltd.......................................    97,231    146,373
#    Korea Fuel-Tech Corp........................................    46,115    122,498
#    Korea Industrial Co., Ltd...................................    88,039    183,592
# *  Korea Information & Communications Co., Ltd.................   117,495    915,796
#    Korea Information Certificate Authority, Inc................   150,707    557,165
*    Korea Line Corp.............................................   124,843  2,561,834
# *  Korea Materials & Analysis Corp.............................    41,315    489,024
     Korea Petrochemical Ind Co., Ltd............................    29,031  3,737,282
     Korea Real Estate Investment & Trust Co., Ltd............... 1,069,123  2,383,052
#    Korea United Pharm, Inc.....................................    88,713  1,998,619
     Korean Reinsurance Co.......................................   571,040  4,458,635
     Kortek Corp.................................................    89,452  1,171,877
*    Kossen Co., Ltd.............................................    62,368    118,167
# *  KPM Tech Co., Ltd...........................................   113,288    124,569
#    KPX Chemical Co., Ltd.......................................    17,179    831,789
# *  KSIGN Co., Ltd..............................................   353,784    518,853
#    KSS LINE, Ltd...............................................   114,094    707,629
*    KT Hitel Co., Ltd...........................................   110,032    455,604
     KT Skylife Co., Ltd.........................................   191,759  1,937,376
#    KT Submarine Co., Ltd.......................................   129,898    414,568
# *  KTB Investment & Securities Co., Ltd........................   426,943  1,159,490
#    KTCS Corp...................................................   270,563    556,177
     Ktis Corp...................................................   212,059    468,418
# *  Kuk Young G&M...............................................   186,943    222,904

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES   VALUE>>
                                                                  ------- ----------
SOUTH KOREA -- (Continued)
#    Kukbo Design Co., Ltd.......................................  30,951 $  430,359
#    Kukdo Chemical Co., Ltd.....................................  30,388  1,202,638
#    Kukdong Oil & Chemicals Co., Ltd............................  89,179    288,388
# *  Kuk-il Paper Manufacturing Co., Ltd......................... 729,098  1,386,607
#    Kum Yang Co., Ltd...........................................  95,714    198,156
#    Kumho Industrial Co., Ltd................................... 209,790  2,578,406
# *  Kumho Tire Co., Inc......................................... 628,346  2,432,550
#    Kumkang Kind Co., Ltd.......................................  21,211    442,142
#    Kwang Dong Pharmaceutical Co., Ltd.......................... 317,899  2,004,394
# *  Kwang Myung Electric Co., Ltd............................... 345,066    730,848
#    Kyeryong Construction Industrial Co., Ltd...................  32,916    710,534
     Kyobo Securities Co., Ltd................................... 183,392  1,632,746
     Kyongbo Pharmaceutical Co., Ltd.............................  95,168    835,582
#    Kyung Dong Navien Co., Ltd..................................  51,000  2,265,489
# *  Kyung Nam Pharm Co., Ltd....................................  62,169    171,635
#    Kyung Nong Corp.............................................  35,483    443,423
#    Kyungbang Co., Ltd..........................................  90,006    862,260
     Kyungchang Industrial Co., Ltd..............................  15,666     19,029
     KyungDong City Gas Co., Ltd.................................  23,917    766,170
#    KyungDong Invest Co., Ltd...................................   8,652    308,522
     Kyungdong Pharm Co., Ltd.................................... 129,644  1,216,236
#    Kyung-In Synthetic Corp..................................... 272,056  1,512,755
#    L&F Co., Ltd................................................ 111,918  2,881,045
# *  L&K Biomed Co., Ltd.........................................  26,992    161,977
# *  LabGenomics Co., Ltd........................................  49,913    330,148
# *  LB Semicon, Inc............................................. 280,854  1,972,453
#    LEADCORP, Inc. (The)........................................ 147,896    776,221
# *  Leaders Cosmetics Co., Ltd.................................. 101,387  1,009,509
# *  Lee Ku Industrial Co., Ltd.................................. 223,689    415,981
     LEENO Industrial, Inc.......................................  79,506  3,893,602
# *  Leenos Corp................................................. 229,858    350,561
     LF Corp..................................................... 173,767  3,710,868
#    LG Hausys, Ltd..............................................  61,572  3,205,809
     LG International Corp....................................... 324,054  5,281,576
     LIG Nex1 Co., Ltd........................................... 104,817  3,359,285
#    Lion Chemtech Co., Ltd......................................  72,991    561,288
*    LIS Co., Ltd................................................  54,679    655,893
# *  Liveplex Co., Ltd........................................... 686,550    454,886
#    LMS Co., Ltd................................................  51,354    289,642
     Lock & Lock Co., Ltd........................................ 160,625  2,354,815
# *  LONGTU KOREA, Inc........................................... 102,159    441,332
#    LOT Vacuum Co., Ltd.........................................  76,658    731,260
     Lotte Chilsung Beverage Co., Ltd............................   1,067  1,581,113
     Lotte Confectionery Co., Ltd................................     719    113,815
     LOTTE Fine Chemical Co., Ltd................................ 125,869  5,187,966
     Lotte Food Co., Ltd.........................................   3,536  1,909,216
     LOTTE Himart Co., Ltd.......................................  60,745  2,472,327
*    Lotte Non-Life Insurance Co., Ltd........................... 598,357  1,411,539
# *  Lotte Tour Development Co., Ltd............................. 121,092  1,398,088
     LS Cable & System Asia, Ltd.................................  81,589    472,733
# *  Lumens Co., Ltd............................................. 362,528    704,935
# *  Lutronic Corp............................................... 166,662  1,304,587
#    LVMC Holdings............................................... 254,936    582,415
*    Macrogen, Inc...............................................  84,095  2,360,715
     Maeil Holdings Co., Ltd.....................................  72,701    790,316
# *  Magicmicro Co., Ltd......................................... 415,153    511,979
# *  Majestar Co., Ltd........................................... 253,982     60,131
#    MAKUS, Inc..................................................  21,923    106,476
# *  Maniker Co., Ltd............................................ 373,806    368,250

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
#    Mcnex Co., Ltd..............................................    85,920 $1,580,746
# *  ME2ON Co., Ltd..............................................   205,602  1,477,108
# *  Mediana Co., Ltd............................................    35,251    236,808
#    Meerecompany, Inc...........................................    26,488  1,389,931
#    MegaStudy Co., Ltd..........................................    64,566    740,036
#    MegaStudyEdu Co., Ltd.......................................    68,438  2,419,933
# *  Melfas, Inc.................................................   166,086    367,738
#    META BIOMED Co., Ltd........................................   157,118    403,999
*    Metalabs Co., Ltd...........................................    11,419     20,919
# *  Mgame Corp..................................................   132,226    377,515
     Mi Chang Oil Industrial Co., Ltd............................     6,392    435,280
#    MiCo, Ltd...................................................   256,498  1,434,860
# *  Microfriend, Inc............................................    41,780    171,526
#    Minwise Co., Ltd............................................    84,803  1,790,355
     Mirae Asset Life Insurance Co., Ltd.........................   720,495  3,269,257
# *  Mirae Corp.................................................. 5,388,167    739,069
#    Miwon Chemicals Co., Ltd....................................     3,853    147,367
     Miwon Commercial Co., Ltd...................................     4,834    185,041
#    Miwon Specialty Chemical Co., Ltd...........................    13,243    851,059
#    MK Electron Co., Ltd........................................   135,468    995,201
# *  MNTech Co., Ltd.............................................   151,340    534,007
#    Mobase Co., Ltd.............................................   130,616    642,743
# *  Mobile Appliance, Inc.......................................    87,251    535,976
*    Moda-InnoChips Co., Ltd.....................................    26,364    110,837
     Modetour Network, Inc.......................................   138,475  2,660,097
#    Monalisa Co., Ltd...........................................   104,413    350,172
#    MonAmi Co., Ltd.............................................   104,161    249,723
     Moorim P&P Co., Ltd.........................................   202,756  1,060,465
#    Moorim Paper Co., Ltd.......................................   161,230    495,422
#    Motonic Corp................................................    88,699    959,722
# *  MP Group, Inc...............................................   151,072     31,887
# *  MP Hankang Co., Ltd.........................................   266,666    403,815
#    MS Autotech Co., Ltd........................................   143,953    524,549
     Muhak Co., Ltd..............................................   122,263  1,421,862
#    Multicampus Corp............................................    19,542    884,904
# *  MyungMoon Pharm Co., Ltd....................................   169,439    835,157
#    Nam Hwa Construction Co., Ltd...............................    37,268    304,303
#    Namhae Chemical Corp........................................   230,945  2,126,107
# *  NamKwang Engineering & Construction Co., Ltd................    24,008    265,141
# *  Namsun Aluminum Co., Ltd....................................   677,470  1,655,943
*    Namuga Co., Ltd.............................................     8,722    259,539
     Namyang Dairy Products Co., Ltd.............................     3,096  1,628,211
# *  Nano Chem Tech, Inc.........................................   123,768    484,442
# *  NanoenTek, Inc..............................................    96,101    454,433
     Nasmedia Co., Ltd...........................................    31,278  1,085,355
# *  Nature & Environment Co., Ltd...............................   245,711    399,020
     NeoPharm Co., Ltd...........................................    39,656  1,840,598
# *  Neowiz......................................................   133,655  1,497,914
# *  NEOWIZ HOLDINGS Corp........................................    42,417    490,584
#    NEPES Corp..................................................   155,670  2,750,957
# *  Neuros Co., Ltd.............................................   132,787    683,159
# *  New Power Plasma Co., Ltd...................................    34,503    568,590
# *  NewGLAB Co., Ltd............................................    54,737    478,077
     Nexen Corp..................................................   257,315  1,401,966
     Nexen Tire Corp.............................................   270,530  2,331,576
# *  Next Entertainment World Co., Ltd...........................   127,809    650,311
# *  Next Science Co. Ltd........................................    60,106    321,295
#    NextEye Co., Ltd............................................   197,968    440,537
#    Nexturn Co., Ltd............................................    53,705    538,213

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
*    NHN BUGS Corp...............................................    55,774 $  332,696
*    NHN Corp....................................................    95,000  6,837,763
#    NHN KCP Corp................................................   125,837  1,543,896
     NI Steel Co., Ltd...........................................     6,100     13,277
     NICE Holdings Co., Ltd......................................   142,334  2,724,571
     Nice Information & Telecommunication, Inc...................    47,343    864,737
     NICE Information Service Co., Ltd...........................   272,052  3,260,834
#    NICE Total Cash Management Co., Ltd.........................   178,566  1,536,829
# *  NK Co., Ltd.................................................   510,585    677,980
#    Nong Shim Holdings Co., Ltd.................................    14,750  1,088,662
#    Nong Woo Bio Co., Ltd.......................................    64,184    648,025
#    Noroo Holdings Co., Ltd.....................................    14,784    161,447
#    NOROO Paint & Coatings Co., Ltd.............................    86,179    580,172
     NPC.........................................................    66,771    227,847
     NS Shopping Co., Ltd........................................   145,658  1,783,920
# *  NSN Co., Ltd................................................    13,286     45,893
# *  nTels Co., Ltd..............................................    22,909    335,496
#    Nuri Telecom Co., Ltd.......................................    57,184    341,419
# *  NUVOTEC Co., Ltd............................................   153,125    210,177
     Oceanbridge Co., Ltd........................................    19,278    203,136
# *  Omnisystem Co., Ltd.........................................   306,179    574,401
#    Openbase, Inc...............................................   183,847    416,102
#    Opto Device Technology Co., Ltd.............................    83,155    412,585
#    OptoElectronics Solutions Co., Ltd..........................    45,866  1,338,157
     OPTRON-TEC, Inc.............................................   154,117    862,516
# *  Orbitech Co., Ltd...........................................   159,009    621,049
# *  Orientbio, Inc.............................................. 1,249,881    587,988
     Orion Holdings Corp.........................................   119,410  1,954,628
# *  OSANGJAIEL Co., Ltd.........................................    95,462    818,371
*    Oscotec, Inc................................................    39,406    913,416
*    Osstem Implant Co., Ltd.....................................   101,908  5,052,089
# *  Osung Advanced Materials Co., Ltd...........................   278,129    522,876
#    Paik Kwang Industrial Co., Ltd..............................   147,025    381,740
     Pang Rim Co., Ltd...........................................   101,740    208,130
#    Pan-Pacific Co., Ltd........................................   249,450    627,656
# *  PaperCorea, Inc.............................................   237,569    188,699
     Paradise Co., Ltd...........................................   127,458  2,028,781
#    Partron Co., Ltd............................................   373,043  4,435,451
# *  Paru Co., Ltd...............................................   257,213    557,662
# *  Paxnet Co., Ltd.............................................    60,006    349,903
# *  People & Technology, Inc....................................    61,565    633,445
#    Pharma Research Products Co., Ltd...........................    45,777  1,593,379
# *  Phoenix Materials Co., Ltd..................................   304,133    193,346
#    PNE Solution Co., Ltd.......................................    86,108    997,013
# *  Pobis TNC Co., Ltd..........................................   250,451    340,862
# *  POLUS BioPharm, Inc.........................................    42,209     90,306
#    Poongsan Corp...............................................   188,055  4,485,179
#    Poongsan Holdings Corp......................................    34,674  1,209,575
     POSCO Coated & Color Steel Co., Ltd.........................    20,770    345,378
     Posco ICT Co., Ltd..........................................   433,606  2,128,478
#    Posco M-Tech Co., Ltd.......................................   196,627  1,084,455
# *  Power Logics Co., Ltd.......................................   232,551  2,147,873
#    Protec Co., Ltd.............................................    48,479    841,610
#    PS TEC Co., Ltd.............................................   105,727    413,741
#    PSK, Inc....................................................   124,011  1,741,027
#    Pulmuone Co., Ltd...........................................     9,866  1,089,512
#    Pungkuk Alcohol Industry Co., Ltd...........................    33,554    502,996
#    Pyeong Hwa Automotive Co., Ltd..............................    96,605    911,270
# *  RaonSecure Co., Ltd.........................................   235,194    627,374

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                  SHARES   VALUE>>
                                                                  ------- ----------
SOUTH KOREA -- (Continued)
     Rayence Co., Ltd............................................  21,065 $  295,552
# *  Redrover Co., Ltd........................................... 335,561    348,510
#    Reyon Pharmaceutical Co., Ltd...............................  59,538    973,447
     RFHIC Corp..................................................  35,138    965,267
# *  RFTech Co., Ltd............................................. 166,961    945,988
#    Robostar Co., Ltd...........................................  58,914  1,377,616
*    Rorze Systems Corp..........................................  12,806     40,804
#    S Net Systems, Inc.......................................... 100,072    734,498
#    S&S Tech Corp............................................... 126,918    708,310
# *  S&T Corp....................................................  13,299    148,568
#    S&T Dynamics Co., Ltd....................................... 190,917  1,256,533
     S&T Holdings Co., Ltd.......................................  67,890    767,007
#    S&T Motiv Co., Ltd..........................................  89,148  2,909,899
# *  S.Y. Co., Ltd............................................... 125,687    597,023
#    Sajo Industries Co., Ltd....................................  25,607  1,293,284
# *  Sajodongaone Co., Ltd....................................... 256,108    321,823
     Sam Chun Dang Pharm Co., Ltd................................ 129,025  5,074,543
# *  SAM KANG M&T Co., Ltd....................................... 103,756    436,912
     Sam Young Electronics Co., Ltd..............................  95,284  1,038,478
#    Sam Yung Trading Co., Ltd...................................  91,416  1,248,743
#    Sam-A Pharm Co., Ltd........................................   4,439     70,337
     Sambo Corrugated Board Co., Ltd.............................   1,545     15,834
#    Sambo Motors Co., Ltd.......................................  73,265    443,768
# *  Sambon Electronics Co., Ltd................................. 284,390    965,227
     Samchully Co., Ltd..........................................  24,231  1,931,547
# *  Samchuly Bicycle Co., Ltd...................................  69,555    431,677
#    Samho Development Co., Ltd.................................. 163,248    707,791
#    Samho International Co., Ltd................................  45,454    705,568
#    SAMHWA Paints Industrial Co., Ltd...........................  83,835    434,087
#    Samick Musical Instruments Co., Ltd......................... 487,714    929,516
#    Samick THK Co., Ltd.........................................  82,624  1,016,887
     Samil Pharmaceutical Co., Ltd...............................  34,462  1,012,781
#    Samji Electronics Co., Ltd..................................  96,661    895,330
#    Samjin LND Co., Ltd.........................................  98,862    217,481
     Samjin Pharmaceutical Co., Ltd..............................  87,581  2,934,958
#    Samkee Automotive Co., Ltd.................................. 179,493    425,335
#    Samkwang Glass Co., Ltd.....................................  25,070    925,193
#    Sammok S-Form Co., Ltd......................................  29,818    354,984
# *  SAMPYO Cement Co., Ltd...................................... 231,777    722,003
     Samsung Climate Control Co., Ltd............................   3,552     30,744
# *  Samsung Pharmaceutical Co., Ltd............................. 286,207    732,610
#    Samsung Publishing Co., Ltd.................................  33,817    493,574
#    SAMT Co., Ltd............................................... 470,734    741,806
#    Samwha Capacitor Co., Ltd...................................  63,837  3,275,798
#    Samwha Electric Co., Ltd....................................  33,509    542,575
     Samyang Corp................................................  32,842  1,729,323
#    Samyang Foods Co., Ltd......................................  27,537  1,864,027
     Samyang Holdings Corp.......................................  38,258  2,632,320
#    Samyang Tongsang Co., Ltd...................................  16,412    845,682
#    Samyoung M-Tek Co., Ltd.....................................  10,739     33,054
#    Sang-A Frontec Co., Ltd.....................................  60,793    914,459
# *  Sangbo Corp................................................. 184,995    327,483
# *  Sangsangin Co., Ltd......................................... 277,671  4,586,397
# *  Sangsangin Industry Co., Ltd................................ 240,030     60,680
     Sangsin Brake...............................................  47,715    183,737
#    Sangsin Energy Display Precision Co., Ltd...................  74,772    641,826
#    SaraminHR Co., Ltd..........................................  49,012    967,632
#    Satrec Initiative Co., Ltd..................................  43,202    696,268
#    SAVEZONE I&C Corp........................................... 118,777    391,522

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
# *  SBI Investment Korea Co., Ltd...............................   753,154 $  549,660
*    SBS Media Holdings Co., Ltd.................................   403,298    822,422
*    SBW......................................................... 1,010,123    866,321
# *  S-Connect Co., Ltd..........................................   422,477    721,829
# *  SD Biotechnologies Co., Ltd.................................    91,170    766,291
# *  SDN Co., Ltd................................................   374,984    502,315
     Seah Besteel Corp...........................................   119,506  2,010,086
     SeAH Holdings Corp..........................................     5,096    421,674
     SeAH Steel Corp.............................................    13,823    762,613
     SeAH Steel Holdings Corp....................................    15,747    755,500
#    Sebang Co., Ltd.............................................    84,554  1,058,184
     Sebang Global Battery Co., Ltd..............................    58,927  2,411,286
#    Sebo Manufacturing Engineer Corp............................    50,252    462,576
#    Secuve Co., Ltd.............................................   175,005    257,222
*    Seegene, Inc................................................   157,090  3,165,115
     Sejin Heavy Industries Co., Ltd.............................    45,765    211,021
#    Sejong Industrial Co., Ltd..................................    73,373    463,573
*    Sejong Telecom, Inc......................................... 2,720,131  1,163,885
# *  Sejoong Co., Ltd............................................    80,478    238,733
# *  Sekonix Co., Ltd............................................    84,992    548,947
# *  Selvas AI, Inc..............................................   179,027    579,311
#    Sempio Foods Co.............................................    14,221    400,579
#    Semyung Electric Machinery Co., Ltd.........................    76,449    371,008
#    S-Energy Co., Ltd...........................................    89,497    406,301
# *  Seobu T&D...................................................   262,250  2,348,972
#    Seohan Co., Ltd.............................................   696,802  1,062,577
#    Seohee Construction Co., Ltd................................ 1,572,208  1,687,499
#    Seojin System Co., Ltd......................................     7,450    155,229
#    Seondo Electric Co., Ltd....................................    91,667    304,647
#    Seoul Auction Co., Ltd......................................    99,099    759,887
# *  Seoul Electronics & Telecom.................................   269,734    344,095
# *  Seoul Food Industrial Co., Ltd.............................. 2,476,815    424,086
# *  Seoul Pharma Co., Ltd.......................................    56,814    385,305
     Seoul Semiconductor Co., Ltd................................   304,747  5,011,769
# *  Seouleaguer Co., Ltd........................................   113,345    254,119
#    Seoulin Bioscience Co., Ltd.................................    28,534    241,236
#    Seowon Co., Ltd.............................................   158,377    161,521
#    SEOWONINTECH Co., Ltd.......................................    91,951    435,128
#    Seoyon Co., Ltd.............................................   112,588    453,692
#    Seoyon E-Hwa Co., Ltd.......................................    93,174    587,954
#    Sewha P&C, Inc..............................................   111,502    324,247
# *  Sewon Cellontech Co., Ltd...................................   413,385  1,298,025
     Sewon Precision Industry Co., Ltd...........................    25,563    185,951
#    SEWOONMEDICAL Co., Ltd......................................   179,369    596,501
     SFA Engineering Corp........................................   154,588  5,561,005
# *  SFA Semicon Co., Ltd........................................   658,251  1,386,113
# *  SFC Co., Ltd................................................   290,874    451,942
# *  SG Corp..................................................... 1,029,814    718,768
# *  SG&G Corp...................................................   178,205    310,434
# *  SGA Co., Ltd................................................   639,445    291,217
# *  SGA Solutions Co., Ltd......................................   160,395    241,372
#    SH Energy & Chemical Co., Ltd...............................   739,431    738,479
# *  Shin Poong Pharmaceutical Co., Ltd..........................   330,036  2,277,882
#    Shindaeyang Paper Co., Ltd..................................    10,629    755,395
#    Shinil Industrial Co., Ltd..................................   651,705  1,092,817
#    Shinsegae Engineering & Construction Co., Ltd...............    22,487    589,403
#    Shinsegae Food Co., Ltd.....................................    17,956  1,381,652
#    Shinsegae Information & Communication Co., Ltd..............     9,260  1,119,735
     Shinsegae International, Inc................................    19,399  5,227,634

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
# *  Shinsung E&G Co., Ltd.......................................   907,709 $  909,956
# *  Shinsung Tongsang Co., Ltd..................................   518,762    424,495
# *  Shinwha Intertek Corp.......................................   245,476    498,592
# *  Shinwon Construction Co., Ltd...............................    99,883    380,622
# *  Shinwon Corp................................................   415,632    696,931
#    Shinyoung Securities Co., Ltd...............................    33,458  1,685,215
     SHOWBOX Corp................................................   272,138    833,222
# *  Signetics Corp..............................................   450,335    617,176
#    SIGONG TECH Co., Ltd........................................    93,198    507,940
     Silicon Works Co., Ltd......................................    89,032  3,717,772
#    Silla Co., Ltd..............................................    55,354    705,847
     SIMMTECH Co., Ltd...........................................   123,693    726,811
#    Simmtech Holding Co., Ltd...................................   126,986    220,175
#    SIMPAC, Inc.................................................   114,590    252,270
     Sindoh Co., Ltd.............................................    40,874  1,755,914
     Sinil Pharm Co., Ltd........................................     1,227     11,035
#    SinSin Pharmaceutical Co., Ltd..............................    60,923    409,589
#    SK Bioland Co., Ltd.........................................    90,889  1,385,709
#    SK Chemicals Co., Ltd.......................................    18,686  1,083,329
#    SK D&D Co., Ltd.............................................    61,345  1,548,413
     SK Discovery Co., Ltd.......................................    60,364  1,571,072
#    SK Gas, Ltd.................................................    35,778  2,627,710
     SK Networks Co., Ltd........................................ 1,085,649  5,447,617
#    SK Securities Co., Ltd...................................... 4,149,640  2,520,606
     SKC Co., Ltd................................................   140,935  4,315,302
*    SKC Solmics Co., Ltd........................................   240,517    862,591
#    SKCKOLONPI, Inc.............................................   114,729  2,984,993
     SL Corp.....................................................   109,481  2,278,337
*    SM Culture & Contents Co., Ltd..............................   324,599    583,235
*    SM Entertainment Co.........................................   173,695  6,159,503
# *  S-MAC Co., Ltd.............................................. 1,016,327    921,399
*    SMARK Co., Ltd..............................................    45,350     38,744
#    SMCore, Inc.................................................   115,434  1,109,066
#    SMEC Co., Ltd...............................................   216,193    588,299
*    SNTEK Co., Ltd..............................................     1,749      8,512
# *  SNU Precision Co., Ltd......................................   165,332    424,515
# *  Solborn, Inc................................................   140,620    615,340
# *  Solco Biomedical Co., Ltd................................... 1,496,270    380,416
# *  Solid, Inc..................................................   229,788    857,273
     Songwon Industrial Co., Ltd.................................   162,692  2,788,615
# *  Sonokong Co., Ltd...........................................   138,753    326,817
# *  Soosan Heavy Industries Co., Ltd............................   206,213    285,592
     Soulbrain Co., Ltd..........................................   103,125  4,447,451
     SPC Samlip Co., Ltd.........................................    20,260  2,331,573
#    SPG Co., Ltd................................................   135,956  1,059,791
#    Spigen Korea Co., Ltd.......................................    23,443  1,518,557
*    Ssangyong Motor Co..........................................   342,624  1,551,373
#    ST Pharm Co., Ltd...........................................    62,124  1,218,813
#    Suheung Co., Ltd............................................    58,794  1,365,472
     Sun Kwang Co., Ltd..........................................    24,809    381,595
#    Sunchang Corp...............................................    55,687    262,031
# *  SundayToz Corp..............................................    45,574    867,895
#    Sung Bo Chemicals Co., Ltd..................................    89,031    388,977
#    Sung Kwang Bend Co., Ltd....................................   169,036  1,687,643
# *  Sungchang Enterprise Holdings, Ltd..........................   521,155    934,922
#    Sungdo Engineering & Construction Co., Ltd..................   100,287    524,623
#    Sungshin Cement Co., Ltd....................................   156,234  1,322,254
     Sungwoo Hitech Co., Ltd.....................................   461,540  1,925,818
#    Sunjin Co., Ltd.............................................   116,336  1,276,228

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
# *  Sunny Electronics Corp......................................   208,190 $  567,306
# *  Supex BNP Co., Ltd..........................................   290,949    272,398
# *  Suprema HQ, Inc.............................................    36,612    232,727
# *  Suprema, Inc................................................    36,649    934,977
     SurplusGlobal, Inc..........................................    14,061     40,522
*    Synergy Innovation Co., Ltd.................................    82,346    152,867
# *  Synopex, Inc................................................   552,009  1,356,580
#    Systems Technology, Inc.....................................    93,403  1,229,743
#    Tae Kyung Industrial Co., Ltd...............................    55,377    277,426
     Taekwang Industrial Co., Ltd................................     2,548  3,269,410
*    Taewoong Co., Ltd...........................................    87,859    767,779
     Taeyoung Engineering & Construction Co., Ltd................   371,706  4,068,084
*    Taihan Electric Wire Co., Ltd............................... 1,094,911    926,574
# *  Taihan Fiberoptics Co., Ltd.................................   455,943  1,661,712
     Taihan Textile Co., Ltd.....................................     6,240     87,365
     Tailim Packaging Co., Ltd...................................    97,320    447,492
# *  TBH Global Co., Ltd.........................................   131,435    308,179
#    TechWing, Inc...............................................   113,770  1,423,845
#    Telechips, Inc..............................................    52,136    545,440
#    TES Co., Ltd................................................   127,041  1,986,112
#    Tesna Co., Ltd..............................................    46,344  1,552,415
# *  Theragen Etex Co., Ltd......................................   205,088  1,887,697
# *  Thinkware Systems Corp......................................    66,802    462,476
# *  TK Chemical Corp............................................   444,689  1,050,503
#    TK Corp.....................................................   143,769  1,429,328
# *  TOBESOFT Co., Ltd...........................................   120,531    457,616
#    Tokai Carbon Korea Co., Ltd.................................    40,094  2,128,104
#    Tong Yang Moolsan Co., Ltd..................................   438,988    640,664
     Tongyang Life Insurance Co., Ltd............................   337,737  1,311,253
# *  Tongyang Networks Corp......................................   133,420    255,853
*    Tongyang pile, Inc..........................................     3,387     17,614
     Tongyang, Inc............................................... 1,460,426  2,490,541
#    Tonymoly Co., Ltd...........................................    56,762    678,522
#    Top Engineering Co., Ltd....................................   106,674    779,960
#    Toptec Co., Ltd.............................................   162,584  1,413,045
     Tovis Co., Ltd..............................................   127,615    764,116
     TS Corp.....................................................    29,662    525,180
# *  T'way Holdings, Inc.........................................   280,509    608,339
#    UBCare Co., Ltd.............................................   200,126  1,127,034
#    Ubiquoss Holdings, Inc......................................    80,974  1,708,957
     Ubiquoss, Inc...............................................    29,354    963,297
# *  Ugint Co., Ltd..............................................   630,240    396,310
#    UIL Co., Ltd................................................   100,293    457,916
#    Uju Electronics Co., Ltd....................................    57,321    445,158
# *  Uni-Chem Co., Ltd...........................................   344,228    640,530
# *  Unick Corp..................................................    67,234    454,633
#    Unid Co., Ltd...............................................    45,825  1,973,914
#    Union Semiconductor Equipment & Materials Co., Ltd..........   219,217  1,076,961
#    Uniquest Corp...............................................   116,456    706,297
# *  Unison Co., Ltd.............................................   554,510    635,293
# *  Unitekno Co., Ltd...........................................    17,561    269,136
#    UniTest, Inc................................................   148,026  1,995,744
     Value Added Technology Co., Ltd.............................    87,989  2,010,034
#    Very Good Tour Co., Ltd.....................................    51,748    363,485
#    Vessel Co., Ltd.............................................    55,092    198,419
#    Viatron Technologies, Inc...................................    88,843    921,431
#    VICTEK Co., Ltd.............................................   129,990    342,774
#    Vieworks Co., Ltd...........................................    65,044  1,776,449
#    Visang Education, Inc.......................................    54,760    348,485

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
SOUTH KOREA -- (Continued)
#    Vitzro Tech Co., Ltd........................................    11,550 $   60,490
# *  Vitzrocell Co., Ltd.........................................   106,295  1,016,315
# *  VitzroSys Co., Ltd..........................................   289,611    120,243
# *  W Holding Co., Ltd..........................................   971,568    422,376
*    Webzen, Inc.................................................   127,638  2,032,965
# *  Welcron Co., Ltd............................................   189,702    661,711
#    Wemade Co., Ltd.............................................    75,166  3,091,196
#    Whanin Pharmaceutical Co., Ltd..............................   120,322  1,991,437
# *  WillBes & Co. (The).........................................   395,146    485,833
#    Winix, Inc..................................................    69,947  1,416,805
#    Wins Co., Ltd...............................................    68,892    837,829
#    WiSoL Co., Ltd..............................................   180,026  2,761,967
# *  WIZIT Co., Ltd..............................................   625,404    648,266
*    Won Ik Corp.................................................     8,055     34,041
# *  WONIK CUBE Corp.............................................   186,576    382,506
*    Wonik Holdings Co., Ltd.....................................   290,705  1,236,173
     WONIK IPS Co., Ltd..........................................   272,942  6,534,997
     Wonik Materials Co., Ltd....................................    65,541  1,332,172
# *  Wonik QnC Corp..............................................   145,417  1,757,841
# *  Woojin Plaimm Co., Ltd......................................    12,566     58,502
*    Woojin, Inc.................................................     2,070     10,359
# *  Woongjin Co., Ltd...........................................   437,943    839,956
# *  Woongjin Energy Co., Ltd....................................   130,463    102,079
# *  Woongjin Thinkbig Co., Ltd..................................   429,512  1,089,848
# *  Woori Investment Bank Co., Ltd.............................. 3,270,585  2,088,424
     Woori Technology Investment Co., Ltd........................   439,468  1,267,990
# *  Woori Technology, Inc.......................................   758,362    890,893
# *  Wooridul Pharmaceutical, Ltd................................    98,530    650,448
     Woorison F&G Co., Ltd.......................................   129,980    319,243
#    Woory Industrial Co., Ltd...................................    47,038  1,198,720
#    Wooshin Systems Co., Ltd....................................    87,771    471,296
# *  Woosu AMS Co., Ltd..........................................   139,479    495,414
# *  WooSung Feed Co., Ltd.......................................   171,724    537,924
*    Woowon Development Co., Ltd.................................    30,318    100,518
#    Worldex Industry & Trading Co., Ltd.........................    46,320    234,059
#    Y G-1 Co., Ltd..............................................   156,704  1,504,685
# *  YeaRimDang Publishing Co., Ltd..............................   114,015    588,574
# *  Yeong Hwa Metal Co., Ltd....................................   195,869    246,482
#    YES24 Co., Ltd..............................................    58,265    225,301
# *  Yest Co., Ltd...............................................    54,484    721,828
#    YG Entertainment, Inc.......................................    93,654  2,887,282
# *  YG PLUS.....................................................   174,306    284,070
# *  YIK Corp....................................................   162,264    466,318
# *  YJM Games Co., Ltd..........................................   302,227    599,836
#    YMC Co., Ltd................................................   120,112    865,193
*    Yonwoo Co., Ltd.............................................    36,845    891,245
#    Yoosung Enterprise Co., Ltd.................................   146,134    364,024
#    YooSung T&S Co., Ltd........................................   106,473    309,374
     Youlchon Chemical Co., Ltd..................................    86,600  1,057,533
#    Young Heung Iron & Steel Co., Ltd...........................   241,560    273,746
# *  Young In Frontier Co., Ltd..................................    81,993    636,603
     Young Poong Corp............................................       385    255,512
#    Young Poong Precision Corp..................................    90,051    739,918
     Youngone Corp...............................................    46,369  1,466,913
     Youngone Holdings Co., Ltd..................................    38,622  2,149,632
# *  YoungWoo DSP Co., Ltd.......................................   197,393    220,467
     YTN Co., Ltd................................................    73,837    131,714
*    Yuanta Securities Korea Co., Ltd............................   897,943  2,556,990
#    YuHwa Securities Co., Ltd...................................    17,992    195,414

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES      VALUE>>
                                                                  --------- --------------
SOUTH KOREA -- (Continued)
# *  Yujin Robot Co., Ltd........................................   128,690 $      454,265
*    Yungjin Pharmaceutical Co., Ltd.............................   494,889      2,783,028
# *  Yuyang DNU Co., Ltd.........................................   178,450      1,238,796
     Yuyu Pharma, Inc............................................     1,676         18,410
#    Zeus Co., Ltd...............................................    56,787        776,603
# *  Zungwon En-Sys, Inc.........................................    86,136        137,918
                                                                            --------------
TOTAL SOUTH KOREA................................................            1,160,385,284
                                                                            --------------
TAIWAN -- (17.4%)
#    ABC Taiwan Electronics Corp.................................   494,910        380,080
#    Ability Enterprise Co., Ltd................................. 1,872,293        864,963
#    Ability Opto-Electronics Technology Co., Ltd................   463,232        786,728
     AcBel Polytech, Inc......................................... 3,416,599      2,492,613
#    Ace Pillar Co., Ltd.........................................   448,000        306,081
#    ACES Electronic Co., Ltd....................................   790,000        619,948
*    Acon Holding, Inc........................................... 1,294,000        329,752
     Acter Co., Ltd..............................................   340,302      1,990,002
*    Action Electronics Co., Ltd................................. 1,395,000        320,389
     Actron Technology Corp......................................   526,150      1,833,209
     A-DATA Technology Co., Ltd.................................. 1,784,879      2,889,955
     Addcn Technology Co., Ltd...................................   117,299      1,032,836
#    Adlink Technology, Inc......................................   858,031      1,164,117
#    Advanced Ceramic X Corp.....................................   318,000      3,191,563
     Advanced International Multitech Co., Ltd...................   949,000      1,414,519
*    Advanced Lithium Electrochemistry Cayman Co., Ltd...........   919,000        594,350
#    Advanced Optoelectronic Technology, Inc.....................   642,000        370,027
#    Advanced Power Electronics Corp.............................   113,000        103,690
     Advanced Wireless Semiconductor Co.......................... 1,199,000      1,964,184
#    Advancetek Enterprise Co., Ltd.............................. 1,403,519        722,665
     AEON Motor Co., Ltd.........................................     9,000         12,383
     Aerospace Industrial Development Corp....................... 1,593,000      1,616,918
*    AGV Products Corp........................................... 3,439,433        784,920
     AimCore Technology Co., Ltd.................................   260,551        136,868
     Airmate Cayman International Co., Ltd.......................     7,000          5,113
#    Alchip Technologies, Ltd....................................   423,000      1,114,353
     Alcor Micro Corp............................................   278,000        158,994
     Alexander Marine Co., Ltd...................................    17,000         22,694
*    ALI Corp.................................................... 2,225,000        779,016
     All Ring Tech Co., Ltd......................................   476,000        721,925
#    Allied Circuit Co., Ltd.....................................   206,000        406,891
     Allis Electric Co., Ltd..................................... 1,196,000        606,794
#    Alltek Technology Corp...................................... 1,093,873        665,610
#    Alltop Technology Co., Ltd..................................   429,000        881,905
#    Alpha Networks, Inc......................................... 2,682,386      1,734,314
#    Altek Corp.................................................. 2,076,945      1,805,342
#    Amazing Microelectronic Corp................................   415,773      1,095,654
#    Ambassador Hotel (The)...................................... 1,701,000      1,205,900
#    AMICCOM Electronics Corp....................................   311,000        202,539
     Ampire Co., Ltd.............................................   774,000        634,599
     AMPOC Far-East Co., Ltd.....................................   685,444        698,170
*    AmTRAN Technology Co., Ltd.................................. 7,364,951      2,849,245
#    Anderson Industrial Corp.................................... 1,079,416        349,225
     Anpec Electronics Corp......................................   511,007      1,050,056
#    AP Memory Technology Corp...................................   261,375        355,826
     Apacer Technology, Inc......................................   708,325        774,015
#    APAQ Technology Co., Ltd....................................   401,120        415,581
     APCB, Inc...................................................   998,000      1,010,078
     Apex Biotechnology Corp.....................................   791,483        801,936
# *  Apex International Co., Ltd................................. 1,285,470      2,129,511

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
     Apex Medical Corp...........................................    464,500 $  398,590
     Apex Science & Engineering..................................  1,046,132    281,481
#    Arcadyan Technology Corp....................................  1,080,718  2,997,245
     Ardentec Corp...............................................  3,472,274  3,563,013
#    Argosy Research, Inc........................................    268,000    433,251
#    Asia Electronic Material Co., Ltd...........................    470,000    309,772
#    Asia Optical Co., Inc.......................................  1,699,000  4,877,125
*    Asia Pacific Telecom Co., Ltd...............................  1,609,000    421,237
     Asia Plastic Recycling Holding, Ltd.........................  1,699,182    418,814
     Asia Polymer Corp...........................................  2,907,232  1,341,757
     Asia Tech Image, Inc........................................    382,000    560,828
#    Asia Vital Components Co., Ltd..............................  2,619,058  3,647,777
#    ASMedia Technology, Inc.....................................    170,424  2,956,220
#    ASPEED Technology, Inc......................................    157,599  3,281,894
#    ASROCK, Inc.................................................    302,000    609,605
     ATE Energy International Co., Ltd...........................      9,000     10,064
     Aten International Co., Ltd.................................    665,479  2,010,859
     Audix Corp..................................................    614,600    787,508
#    AURAS Technology Co., Ltd...................................    474,148  2,113,628
     Aurona Industries, Inc......................................    508,000    342,961
     Aurora Corp.................................................    515,349  1,643,201
     Avalue Technology, Inc......................................    320,000    488,424
#    Avermedia Technologies......................................  1,525,446    605,328
*    Avision, Inc................................................    386,000     45,983
     AVY Precision Technology, Inc...............................    625,691    657,972
#    Awea Mechantronic Co., Ltd..................................    273,210    286,847
     Axiomtek Co., Ltd...........................................    430,000    788,026
# *  Azurewave Technologies, Inc.................................    457,000    317,132
#    Bank of Kaohsiung Co., Ltd..................................  3,516,548  1,099,873
#    Basso Industry Corp.........................................  1,006,900  1,901,485
#    BenQ Materials Corp.........................................  1,429,000  1,268,767
#    BES Engineering Corp........................................ 11,871,750  2,998,750
     Bin Chuan Enterprise Co., Ltd...............................    565,070    343,968
# *  Bionet Corp.................................................    132,000    157,869
     Bionime Corp................................................    202,000    322,179
#    Biostar Microtech International Corp........................  1,292,975    404,150
     Bioteque Corp...............................................    444,308  1,648,066
#    Bizlink Holding, Inc........................................    862,492  5,594,283
# *  Boardtek Electronics Corp...................................    893,000    972,078
     Bon Fame Co., Ltd...........................................    135,000    255,239
     Bright Led Electronics Corp.................................    809,520    320,763
#    Brighton-Best International Taiwan, Inc.....................    833,318    937,631
#    C Sun Manufacturing, Ltd....................................  1,215,221  1,344,573
*    Calin Technology Co., Ltd...................................    122,000    143,039
# *  Cameo Communications, Inc...................................  1,675,818    454,951
#    Capital Futures Corp........................................    765,642  1,185,607
     Capital Securities Corp..................................... 15,092,501  4,543,918
#    Career Technology MFG. Co., Ltd.............................  2,912,469  3,201,477
*    Carnival Industrial Corp....................................  1,419,000    266,577
#    Casetek Holdings, Ltd.......................................  1,315,571  2,203,202
     Cathay Chemical Works.......................................     30,000     18,607
     Cathay Real Estate Development Co., Ltd.....................  4,504,700  3,668,506
#    Cayman Engley Industrial Co., Ltd...........................    237,099    940,784
     CCP Contact Probes Co., Ltd.................................    137,000    147,428
#    Celxpert Energy Corp........................................    629,000    670,315
#    Center Laboratories, Inc....................................  1,442,023  3,673,622
#    Central Reinsurance Co., Ltd................................    965,380    556,302
     Chain Chon Industrial Co., Ltd..............................  1,286,000    359,717
#    ChainQui Construction Development Co., Ltd..................    550,714    520,607

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
*    Champion Building Materials Co., Ltd........................  2,387,851 $  509,454
#    Chang Wah Electromaterials, Inc.............................    259,905  1,507,411
#    Chang Wah Technology Co., Ltd...............................     80,817    729,593
     Channel Well Technology Co., Ltd............................  1,263,000  1,111,427
     Chant Sincere Co., Ltd......................................    411,000    369,865
     Charoen Pokphand Enterprise.................................  1,319,985  2,508,782
#    Chaun-Choung Technology Corp................................    150,000    840,162
     CHC Healthcare Group........................................    722,000    942,182
#    CHC Resources Corp..........................................    472,282    802,725
     Chen Full International Co., Ltd............................    700,000    893,040
     Chenbro Micom Co., Ltd......................................    485,000  1,027,862
     Cheng Loong Corp............................................  6,533,383  4,178,539
# *  Cheng Mei Materials Technology Corp.........................  5,012,900  2,086,317
     Cheng Uei Precision Industry Co., Ltd.......................  3,100,331  3,767,559
#    Chenming Mold Industry Corp.................................    816,437    489,755
     Chia Chang Co., Ltd.........................................    922,000  1,335,332
#    Chia Hsin Cement Corp.......................................  2,646,121  1,284,898
#    Chian Hsing Forging Industrial Co., Ltd.....................    265,000    511,163
#    Chicony Power Technology Co., Ltd...........................  1,136,454  2,022,055
#    Chieftek Precision Co., Ltd.................................    441,750  1,624,239
     Chien Kuo Construction Co., Ltd.............................  1,660,312    556,453
#    Chilisin Electronics Corp...................................  1,029,380  3,291,585
     Chime Ball Technology Co., Ltd..............................    203,840    297,577
     China Bills Finance Corp....................................  5,819,000  2,777,668
     China Chemical & Pharmaceutical Co., Ltd....................  1,958,000  1,195,218
     China Ecotek Corp...........................................    214,000    238,322
#    China Electric Manufacturing Corp...........................  2,593,900    838,148
#    China Fineblanking Technology Co., Ltd......................    425,432    456,284
#    China General Plastics Corp.................................  3,110,951  2,289,378
     China Glaze Co., Ltd........................................    507,002    168,296
#    China Man-Made Fiber Corp................................... 11,692,605  3,685,144
#    China Metal Products........................................  1,987,603  2,417,470
     China Motor Corp............................................  1,355,000  1,216,788
*    China Petrochemical Development Corp........................ 21,223,000  8,016,175
#    China Steel Chemical Corp...................................  1,179,554  5,137,897
#    China Steel Structure Co., Ltd..............................    621,000    530,177
#    China Wire & Cable Co., Ltd.................................    716,160    480,901
#    Chinese Maritime Transport, Ltd.............................    754,594    790,763
# *  Ching Feng Home Fashions Co., Ltd...........................    577,409    414,105
     Chin-Poon Industrial Co., Ltd...............................  2,752,207  3,427,396
     Chipbond Technology Corp....................................  2,785,000  6,320,283
#    ChipMOS Techinologies, Inc..................................  2,176,076  1,897,182
     ChipMOS Technologies, Inc., ADR.............................      5,134     88,400
     Chlitina Holding, Ltd.......................................    388,000  3,175,347
     Chong Hong Construction Co., Ltd............................  1,313,666  3,695,913
#    Chun YU Works & Co., Ltd....................................  1,442,000  1,097,378
#    Chun Yuan Steel.............................................  2,655,529    897,884
     Chung Hsin Electric & Machinery Manufacturing Corp..........  3,037,375  2,045,487
# *  Chung Hung Steel Corp.......................................  7,878,979  3,139,330
     Chung Hwa Food Industrial Co., Ltd..........................     96,850    220,751
#    Chung Hwa Pulp Corp.........................................  3,987,405  1,231,480
     Chunghwa Chemical Synthesis & Biotech Co., Ltd..............    139,000    111,280
     Chunghwa Precision Test Tech Co., Ltd.......................      9,000    140,517
#    Chyang Sheng Dyeing & Finishing Co., Ltd....................  1,255,000    621,989
     Cleanaway Co., Ltd..........................................    602,000  3,322,465
#    Clevo Co....................................................  3,795,200  3,614,692
# *  CMC Magnetics Corp.......................................... 14,960,566  3,417,576
#    C-Media Electronics, Inc....................................    464,000    264,693
     CoAsia Microelectronics Corp................................    803,397    245,931

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
TAIWAN -- (Continued)
     Coland Holdings, Ltd........................................   321,000 $  291,072
#    Collins Co., Ltd............................................   562,431    194,786
     Compeq Manufacturing Co., Ltd............................... 6,346,000  5,258,696
     Compucase Enterprise........................................   527,000    482,353
     Concord Securities Co., Ltd................................. 4,011,110    954,532
#    Concraft Holding Co., Ltd...................................   301,400  1,295,642
     Continental Holdings Corp................................... 3,306,320  1,648,618
# *  Contrel Technology Co., Ltd................................. 1,135,000    721,487
#    Coremax Corp................................................   502,278  1,404,329
     Coretronic Corp............................................. 3,293,200  5,126,983
     Co-Tech Development Corp.................................... 1,202,533  1,278,957
     Cowealth Medical Holding Co., Ltd...........................   139,700    208,119
#    Coxon Precise Industrial Co., Ltd...........................   841,000    522,013
     Creative Sensor, Inc........................................   757,000    542,844
# *  CSBC Corp. Taiwan........................................... 1,757,676  1,483,114
     CTCI Corp................................................... 1,999,000  3,099,621
#    C-Tech United Corp..........................................   376,971    267,001
#    Cub Elecparts, Inc..........................................   412,811  3,672,634
#    CviLux Corp.................................................   567,040    469,951
     CX Technology Co., Ltd......................................   313,755    236,013
#    Cyberlink Corp..............................................   529,697  1,286,396
#    CyberPower Systems, Inc.....................................   302,000    881,022
     CyberTAN Technology, Inc.................................... 2,464,779  1,310,319
     Cypress Technology Co., Ltd.................................   271,700    774,086
#    DA CIN Construction Co., Ltd................................ 1,226,711    833,858
     Dadi Early-Childhood Education Group, Ltd...................   166,886  1,318,451
     Dafeng TV, Ltd..............................................   493,870    587,458
#    Da-Li Development Co., Ltd.................................. 1,180,032  1,201,553
*    Danen Technology Corp....................................... 2,771,000    133,772
     Darfon Electronics Corp..................................... 1,769,550  2,735,197
#    Darwin Precisions Corp...................................... 3,639,635  2,275,090
#    Davicom Semiconductor, Inc..................................   611,888    378,411
#    Daxin Materials Corp........................................   427,200  1,288,896
#    De Licacy Industrial Co., Ltd............................... 2,191,407  1,626,727
# *  Delpha Construction Co., Ltd................................   847,931    466,445
     Depo Auto Parts Ind Co., Ltd................................   800,000  1,790,354
     Dimerco Data System Corp....................................   290,000    358,666
     Dimerco Express Corp........................................   828,000    584,484
*    D-Link Corp................................................. 4,851,668  2,265,585
     Draytek Corp................................................   332,000    310,675
     Dyaco International, Inc....................................    35,000     41,119
#    DYNACOLOR, Inc..............................................   306,000    391,150
# *  Dynamic Electronics Co., Ltd................................ 2,052,321    624,082
     Dynapack International Technology Corp...................... 1,148,000  1,847,634
     E Ink Holdings, Inc......................................... 2,394,000  2,874,538
     Eastern Media International Corp............................ 3,692,511  1,490,029
#    ECOVE Environment Corp......................................   221,000  1,337,720
# *  Edimax Technology Co., Ltd.................................. 1,489,108    537,958
*    Edison Opto Corp............................................   861,000    446,325
#    Edom Technology Co., Ltd.................................... 1,255,968    561,717
#    eGalax_eMPIA Technology, Inc................................   397,131    602,706
#    Egis Technology, Inc........................................   597,000  5,021,972
     Elan Microelectronics Corp.................................. 2,093,400  5,676,592
# *  E-Lead Electronic Co., Ltd..................................   507,942    327,538
# *  Electric Power Technology, Ltd..............................   141,000     99,709
#    E-LIFE MALL Corp............................................   512,000  1,083,668
#    Elite Advanced Laser Corp................................... 1,076,226  2,282,891
     Elite Material Co., Ltd..................................... 2,098,350  6,765,003
     Elite Semiconductor Memory Technology, Inc.................. 2,053,200  2,171,852

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
     Elitegroup Computer Systems Co., Ltd........................  2,721,254 $1,053,854
     eMemory Technology, Inc.....................................    523,000  6,538,753
#    Emerging Display Technologies Corp..........................    748,000    363,214
*    ENG Electric Co., Ltd.......................................    867,514    100,060
#    Ennoconn Corp...............................................    313,378  2,767,113
#    EnTie Commercial Bank Co., Ltd..............................  2,229,603  1,024,374
     Epileds Technologies, Inc...................................    607,000    345,868
# *  Episil Holdings, Inc........................................    867,000    547,589
#    Epistar Corp................................................  8,349,000  7,312,763
     Eslite Spectrum Corp. (The).................................     72,000    306,565
     Eson Precision Ind. Co., Ltd................................    525,000    638,126
     Eternal Materials Co., Ltd..................................  5,205,985  4,306,724
*    E-Ton Solar Tech Co., Ltd...................................  1,110,911    102,614
*    Etron Technology, Inc.......................................  3,017,000    960,868
#    Eurocharm Holdings Co., Ltd.................................    275,000  1,373,056
*    Everest Textile Co., Ltd....................................  3,023,957  1,115,713
     Evergreen International Storage & Transport Corp............  4,083,000  1,818,718
     Everlight Chemical Industrial Corp..........................  3,499,606  1,892,832
     Everlight Electronics Co., Ltd..............................  3,258,000  3,262,661
# *  Everspring Industry Co., Ltd................................  1,017,000    417,228
     Excellence Opto, Inc........................................     30,000     19,354
     Excelsior Medical Co., Ltd..................................    670,217  1,066,350
     EZconn Corp.................................................    346,000    444,741
     Far Eastern Department Stores, Ltd..........................  9,348,000  4,963,291
     Far Eastern International Bank.............................. 17,872,108  6,655,054
#    Faraday Technology Corp.....................................    640,305  1,057,239
#    Farglory F T Z Investment Holding Co., Ltd..................    485,000    278,243
     Farglory Land Development Co., Ltd..........................  2,383,000  2,941,370
# *  Federal Corp................................................  3,492,238  1,226,935
     Feedback Technology Corp....................................    254,200    680,640
     Feng Hsin Steel Co., Ltd....................................  3,347,100  6,586,793
# *  First Copper Technology Co., Ltd............................  1,173,000    393,156
     First Hi-Tec Enterprise Co., Ltd............................    492,205    761,901
     First Hotel.................................................  1,084,350    503,664
     First Insurance Co., Ltd. (The).............................  1,424,179    666,370
# *  First Steamship Co., Ltd....................................  4,110,424  1,633,188
# *  FIT Holding Co., Ltd........................................    485,456    383,483
#    FLEXium Interconnect, Inc...................................  2,389,087  7,508,613
     Flytech Technology Co., Ltd.................................    826,309  2,095,117
#    FocalTech Systems Co., Ltd..................................  2,166,048  1,764,556
     Forest Water Environment Engineering Co., Ltd...............    329,133    622,042
     Formosa Advanced Technologies Co., Ltd......................  1,212,000  1,383,713
     Formosa International Hotels Corp...........................    422,329  2,146,073
#    Formosa Laboratories, Inc...................................    689,832    926,950
     Formosa Oilseed Processing Co., Ltd.........................    623,567  1,515,727
#    Formosa Optical Technology Co., Ltd.........................    160,000    328,738
     Formosan Rubber Group, Inc..................................  2,586,952  1,440,969
#    Formosan Union Chemical.....................................  2,529,193  1,146,795
     Fortune Electric Co., Ltd...................................  1,047,078    710,040
#    Founding Construction & Development Co., Ltd................  1,138,623    592,787
#    Foxsemicon Integrated Technology, Inc.......................    488,027  2,265,410
#    Froch Enterprise Co., Ltd...................................  1,316,189    594,629
     FSP Technology, Inc.........................................  1,062,427    717,353
#    Fulgent Sun International Holding Co., Ltd..................    677,033  1,461,095
     Fullerton Technology Co., Ltd...............................    668,600    461,100
#    Fulltech Fiber Glass Corp...................................  2,779,083  1,419,688
#    Fwusow Industry Co., Ltd....................................    867,138    513,569
     G Shank Enterprise Co., Ltd.................................    952,281    731,685
# *  G Tech Optoelectronics Corp.................................    749,354    277,790

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
#    Gallant Precision Machining Co., Ltd........................  1,215,000 $  952,994
#    Gamania Digital Entertainment Co., Ltd......................    533,000  1,302,425
#    GCS Holdings, Inc...........................................    520,000  1,022,102
#    GEM Services, Inc...........................................    468,700  1,089,873
#    Gemtek Technology Corp......................................  2,674,219  2,253,216
     General Interface Solution Holding, Ltd.....................    526,000  2,040,864
#    General Plastic Industrial Co., Ltd.........................    410,357    469,672
     Generalplus Technology, Inc.................................    380,000    440,850
*    Genesis Photonics, Inc......................................    289,976     11,080
     Genesys Logic, Inc..........................................    659,000    776,521
#    Genius Electronic Optical Co., Ltd..........................    312,427  4,015,964
# *  Genmont Biotech, Inc........................................    299,000    260,668
     Genovate Biotechnology Co., Ltd.............................    256,000    232,293
# *  GeoVision, Inc..............................................    510,096    539,532
     Getac Technology Corp.......................................  2,870,360  4,323,215
#    Giantplus Technology Co., Ltd...............................  2,350,900    905,490
#    Gigabyte Technology Co., Ltd................................  4,135,800  6,657,732
#    Gigasolar Materials Corp....................................    187,880    488,360
# *  Gigastorage Corp............................................  2,758,561    537,192
     Ginko International Co., Ltd................................    373,000  2,557,372
#    Global Brands Manufacture, Ltd..............................  2,233,359  1,047,160
#    Global Lighting Technologies, Inc...........................    605,000    764,648
     Global Mixed Mode Technology, Inc...........................    551,000  1,460,062
#    Global PMX Co., Ltd.........................................    278,000  1,010,061
#    Global Unichip Corp.........................................    638,000  4,700,825
     Globe Union Industrial Corp.................................  1,644,914    929,677
     Gloria Material Technology Corp.............................  4,017,547  2,569,669
*    GlycoNex, Inc...............................................    258,000    195,401
# *  Gold Circuit Electronics, Ltd...............................  3,261,227  1,324,992
     Golden Friends Corp.........................................    250,600    463,939
     Goldsun Building Materials Co., Ltd.........................  9,458,722  2,544,930
     Good Way Technology Co., Ltd................................    175,000    211,202
     Good Will Instrument Co., Ltd...............................    355,869    319,176
     Grand Fortune Securities Co., Ltd...........................  1,666,000    456,443
#    Grand Ocean Retail Group, Ltd...............................    677,000    695,331
     Grand Pacific Petrochemical.................................  7,236,000  4,989,159
     Grand Plastic Technology Corp...............................    133,000    590,217
     GrandTech CG Systems, Inc...................................    403,000    610,056
#    Grape King Bio, Ltd.........................................    764,000  5,304,331
#    Great China Metal Industry..................................  1,134,000    923,121
     Great Taipei Gas Co., Ltd...................................  1,912,000  1,807,083
     Great Wall Enterprise Co., Ltd..............................  4,143,868  4,709,219
     Greatek Electronics, Inc....................................  2,192,000  3,034,464
*    Green Energy Technology, Inc................................  1,570,850     16,260
     Green River Holding Co., Ltd................................     75,950    260,810
#    Green Seal Holding, Ltd.....................................    335,700    402,682
     GTM Holdings Corp...........................................    801,150    477,178
     Gudeng Precision Industrial Co., Ltd........................     44,000     49,795
#    Hannstar Board Corp.........................................  2,292,049  2,438,462
#    HannStar Display Corp....................................... 21,469,505  5,559,636
# *  HannsTouch Solution, Inc....................................  4,039,805  1,970,263
     Hanpin Electron Co., Ltd....................................    430,000    528,107
#    Harvatek Corp...............................................  1,000,949    524,458
#    Hey Song Corp...............................................  2,037,750  2,093,125
     HI CLEARANCE, Inc...........................................      3,964      2,630
     Hi-Clearance, Inc...........................................    185,000    631,543
#    Highlight Tech Corp.........................................    596,000    496,043
     HIM International Music, Inc................................    208,710    717,126
     Hiroca Holdings, Ltd........................................    598,448  1,451,400

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
*    HiTi Digital, Inc...........................................    372,891 $   55,421
#    Hitron Technology, Inc......................................  1,711,557  1,185,442
     Ho Tung Chemical Corp.......................................  6,928,684  1,558,310
     Hocheng Corp................................................  2,223,700    571,071
     Hold-Key Electric Wire & Cable Co., Ltd.....................    205,908     57,037
     Holiday Entertainment Co., Ltd..............................    572,800  1,212,501
     Holtek Semiconductor, Inc...................................  1,382,000  3,312,932
#    Holy Stone Enterprise Co., Ltd..............................  1,024,910  3,420,871
     Hong Pu Real Estate Development Co., Ltd....................  1,799,185  1,129,299
#    Hong TAI Electric Industrial................................  1,589,000    504,084
     Hong YI Fiber Industry Co...................................  1,282,652    836,734
#    Horizon Securities Co., Ltd.................................  2,827,000    606,011
#    Hota Industrial Manufacturing Co., Ltd......................  1,550,932  5,650,180
#    Hotron Precision Electronic Industrial Co., Ltd.............    429,466    756,103
#    Hsin Kuang Steel Co., Ltd...................................  1,975,443  1,955,643
     Hsin Yung Chien Co., Ltd....................................    256,100    714,690
     Hsing TA Cement Co..........................................    488,162    270,234
#    Hu Lane Associate, Inc......................................    616,866  1,730,597
     HUA ENG Wire & Cable Co., Ltd...............................  2,965,565    906,903
     Huaku Development Co., Ltd..................................  1,821,816  4,607,210
     Huang Hsiang Construction Corp..............................    868,800    783,422
#    Hung Ching Development & Construction Co., Ltd..............  1,255,000    903,374
     Hung Sheng Construction, Ltd................................  4,300,080  3,140,135
     Huxen Corp..................................................    301,244    453,814
*    Hwa Fong Rubber Industrial Co., Ltd.........................  1,923,890    756,860
#    Hwacom Systems, Inc.........................................    442,000    265,397
     Ibase Technology, Inc.......................................    919,206  1,181,187
*    Ichia Technologies, Inc.....................................  2,327,000  1,301,337
*    I-Chiun Precision Industry Co., Ltd.........................  1,337,313    392,745
# *  Ideal Bike Corp.............................................  1,305,734    256,085
     IEI Integration Corp........................................  1,366,388  1,515,842
     Infortrend Technology, Inc..................................  1,371,163    566,099
#    Info-Tek Corp...............................................    478,000    258,110
     Innodisk Corp...............................................    462,864  1,741,879
#    Inpaq Technology Co., Ltd...................................    512,000    568,363
     Intai Technology Corp.......................................    252,000    877,971
#    Integrated Service Technology, Inc..........................    432,178    596,478
     IntelliEPI, Inc.............................................    225,000    480,338
#    International CSRC Investment Holdings Co...................  5,545,941  7,546,944
     International Games System Co., Ltd.........................    446,000  3,695,340
     Iron Force Industrial Co., Ltd..............................    379,393  1,044,364
#    I-Sheng Electric Wire & Cable Co., Ltd......................    791,000  1,111,393
#    ITE Technology, Inc.........................................  1,158,095  1,314,650
#    ITEQ Corp...................................................  1,659,614  5,480,669
#    Jarllytec Co., Ltd..........................................    392,000    860,200
#    Jentech Precision Industrial Co., Ltd.......................    496,868  1,885,944
     Jess-Link Products Co., Ltd.................................    815,925    842,932
#    Jih Lin Technology Co., Ltd.................................    324,000    687,730
     Jih Sun Financial Holdings Co., Ltd......................... 11,724,332  3,727,604
#    Jinan Acetate Chemical Co., Ltd.............................     49,000    234,788
     Jinli Group Holdings, Ltd...................................  1,025,653    585,571
     Johnson Health Tech Co., Ltd................................    737,257  1,055,731
#    Jourdeness Group, Ltd.......................................    193,000    634,726
#    K Laser Technology, Inc.....................................  1,102,000    508,427
     Kaimei Electronic Corp......................................    278,795    505,589
#    Kaori Heat Treatment Co., Ltd...............................    613,197    881,200
#    Kaulin Manufacturing Co., Ltd...............................    919,330    501,586
     KEE TAI Properties Co., Ltd.................................  2,783,473  1,044,634
     Kenda Rubber Industrial Co., Ltd............................  1,216,000  1,186,530

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
#    Kenmec Mechanical Engineering Co., Ltd......................  1,494,000 $  694,240
#    Kerry TJ Logistics Co., Ltd.................................  1,641,000  1,952,004
     Key Ware Electronics Co., Ltd...............................    266,244     82,681
#    Kindom Construction Corp....................................  2,824,000  1,927,499
     King Chou Marine Technology Co., Ltd........................    503,920    627,081
     King Slide Works Co., Ltd...................................     50,000    525,770
     King Yuan Electronics Co., Ltd..............................  9,372,979  8,693,112
     Kingcan Holdings, Ltd.......................................    254,844    126,297
     Kingpak Technology, Inc.....................................    217,117  1,229,270
     King's Town Bank Co., Ltd...................................  4,565,701  4,884,969
#    King's Town Construction Co., Ltd...........................    889,074    743,492
#    Kinik Co....................................................    858,000  1,714,824
# *  Kinko Optical Co., Ltd......................................    964,000    943,966
     Kinpo Electronics........................................... 10,076,157  3,591,518
#    Kinsus Interconnect Technology Corp.........................  2,318,000  3,501,112
     KMC Kuei Meng International, Inc............................    464,253  1,699,118
#    KNH Enterprise Co., Ltd.....................................    333,020    118,590
#    KS Terminals, Inc...........................................    964,482  1,432,851
     Kung Long Batteries Industrial Co., Ltd.....................    478,000  2,540,382
#    Kung Sing Engineering Corp..................................  2,084,000    493,638
# *  Kuo Toong International Co., Ltd............................  1,787,511  1,274,593
     Kuoyang Construction Co., Ltd...............................  3,902,383  1,514,124
     Kwong Fong Industries Corp..................................    840,764    403,605
     Kwong Lung Enterprise Co., Ltd..............................    520,000    826,637
#    KYE Systems Corp............................................  1,869,672    533,555
#    L&K Engineering Co., Ltd....................................  1,281,048  1,140,178
#    La Kaffa International Co., Ltd.............................    142,701    458,074
     LAN FA Textile..............................................  1,708,933    423,806
#    Land Mark Optoelectronics Corp..............................    469,300  4,208,148
     Lanner Electronics, Inc.....................................    772,626  1,945,019
     Laser Tek Taiwan Co., Ltd...................................    516,504    502,041
#    Laster Tech Corp., Ltd......................................    341,589    429,378
*    Leader Electronics, Inc.....................................    749,000    203,379
     Leadtrend Technology Corp...................................      3,086      2,440
#    Lealea Enterprise Co., Ltd..................................  5,816,892  1,893,848
     Ledlink Optics, Inc.........................................    325,300    288,774
     Ledtech Electronics Corp....................................    174,000     48,891
#    LEE CHI Enterprises Co., Ltd................................  1,386,000    451,281
#    Lelon Electronics Corp......................................    628,300    823,095
#    Lemtech Holdings Co., Ltd...................................    153,000    716,676
*    Leofoo Development Co., Ltd.................................  1,810,116    371,641
#    LES Enphants Co., Ltd.......................................  1,029,754    289,928
#    Lextar Electronics Corp.....................................  2,460,500  1,395,871
#    Li Cheng Enterprise Co., Ltd................................    593,506  1,301,605
*    Li Peng Enterprise Co., Ltd.................................  5,029,897  1,187,779
     Lian HWA Food Corp..........................................    600,625    890,101
     Lida Holdings, Ltd..........................................    341,000    642,423
     Lien Hwa Industrial Corp....................................  4,981,587  5,466,218
     Lifestyle Global Enterprise, Inc............................    110,000    413,244
     Lingsen Precision Industries, Ltd...........................  2,752,506    854,586
     Lion Travel Service Co., Ltd................................    291,000    806,780
     Lite-On Semiconductor Corp..................................  1,906,539  2,141,427
     Long Bon International Co., Ltd.............................  2,916,093  1,628,693
#    Long Chen Paper Co., Ltd....................................  4,510,693  2,645,342
#    Longwell Co.................................................    788,000  1,387,842
#    Lotes Co., Ltd..............................................    521,923  3,706,769
     Lu Hai Holding Corp.........................................    315,690    450,950
*    Lucky Cement Corp...........................................  1,645,000    374,717
     Lumax International Corp., Ltd..............................    647,592  1,507,615

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
#    Lung Yen Life Service Corp..................................  1,299,000 $2,579,157
# *  LuxNet Corp.................................................    677,153    496,869
#    Macauto Industrial Co., Ltd.................................    385,000  1,073,465
     Machvision, Inc.............................................    251,000  3,442,051
#    Macroblock, Inc.............................................    272,010    957,182
#    Macronix International...................................... 11,030,486  8,582,567
     Makalot Industrial Co., Ltd.................................  1,344,677  9,277,481
#    Marketech International Corp................................    168,000    293,716
     Materials Analysis Technology, Inc..........................    291,041    714,653
     Mayer Steel Pipe Corp.......................................    944,567    487,661
     Maywufa Co., Ltd............................................     69,322     29,188
#    Mechema Chemicals International Corp........................    236,000    546,574
     Meiloon Industrial Co.......................................    974,730    691,546
     Mercuries & Associates Holding, Ltd.........................  3,100,696  1,756,366
# *  Mercuries Life Insurance Co., Ltd...........................  9,460,820  3,400,150
#    Merry Electronics Co., Ltd..................................  1,308,216  7,535,095
*    Microbio Co., Ltd...........................................  2,912,607  1,382,022
#    Microelectronics Technology, Inc............................    367,655    319,441
     Mildef Crete, Inc...........................................    356,000    495,471
     MIN AIK Technology Co., Ltd.................................  1,087,452    558,400
     Mirle Automation Corp.......................................  1,349,098  2,185,952
     Mitac Holdings Corp.........................................  5,239,403  5,432,639
#    Mobiletron Electronics Co., Ltd.............................    507,800    613,728
#    momo.com, Inc...............................................    241,000  2,150,837
# *  Mosel Vitelic, Inc..........................................    231,486    155,194
# *  Motech Industries, Inc......................................  3,745,731  1,038,586
     MPI Corp....................................................    474,000  1,079,669
     Nak Sealing Technologies Corp...............................    402,954    941,852
     Namchow Holdings Co., Ltd...................................  1,306,000  2,252,782
     Nan Kang Rubber Tire Co., Ltd...............................  4,181,952  4,793,104
#    Nan Liu Enterprise Co., Ltd.................................    309,000  1,652,230
     Nan Ren Lake Leisure Amusement Co., Ltd.....................    765,000    185,984
#    Nan Ya Printed Circuit Board Corp...........................  1,804,000  2,716,608
     Nang Kuang Pharmaceutical Co., Ltd..........................    449,000    444,919
#    Nantex Industry Co., Ltd....................................  2,142,606  2,262,775
#    National Petroleum Co., Ltd.................................    217,824    305,152
     Netronix, Inc...............................................    519,000    719,545
*    New Asia Construction & Development Corp....................    338,835     67,805
     New Best Wire Industrial Co., Ltd...........................    195,600    162,151
#    New Era Electronics Co., Ltd................................    312,000    231,122
     Nexcom International Co., Ltd...............................    751,094    682,893
#    Nichidenbo Corp.............................................  1,161,417  2,192,730
#    Nien Hsing Textile Co., Ltd.................................    999,345    911,970
     Niko Semiconductor Co., Ltd.................................    374,000    369,681
#    Nishoku Technology, Inc.....................................    262,400    462,002
#    Nova Technology Corp........................................     70,000    387,694
#    Nuvoton Technology Corp.....................................    699,000  1,110,945
     O-Bank Co., Ltd.............................................  1,188,000    304,034
*    Ocean Plastics Co., Ltd.....................................  1,107,200    973,101
#    On-Bright Electronics, Inc..................................    237,052  1,376,096
     OptoTech Corp...............................................  3,230,358  2,433,894
     Orient Europharma Co., Ltd..................................    321,000    596,827
*    Orient Semiconductor Electronics, Ltd.......................  3,560,599  1,848,102
     Oriental Union Chemical Corp................................  5,088,267  4,285,344
     O-TA Precision Industry Co., Ltd............................    111,227     97,748
     Pacific Construction Co.....................................  1,868,921    689,585
     Pacific Hospital Supply Co., Ltd............................    420,000    996,303
#    Paiho Shih Holdings Corp....................................    999,820  1,554,104
# *  Pan Jit International, Inc..................................  2,371,541  2,093,658

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES    VALUE>>
                                                                  --------- ----------
TAIWAN -- (Continued)
#    Pan-International Industrial Corp........................... 3,108,747 $2,655,071
#    Pao long International Co., Ltd.............................   436,000    221,788
#    Parade Technologies, Ltd....................................   390,401  6,618,751
# *  Paragon Technologies Co., Ltd...............................   480,246    293,822
     Parpro Corp.................................................   218,000    256,954
#    PCL Technologies, Inc.......................................   276,040    842,888
     P-Duke Technology Co., Ltd..................................   308,500  1,024,357
     PharmaEngine, Inc...........................................   453,581  1,565,106
#    Pharmally International Holding Co., Ltd....................   285,452  1,979,969
# *  Phihong Technology Co., Ltd................................. 2,365,401    786,216
     Phoenix Tours International, Inc............................   299,450    354,831
*    Pili International Multimedia Co., Ltd......................    38,500     49,667
#    Pixart Imaging, Inc.........................................   892,150  2,856,911
     Planet Technology Corp......................................   190,000    396,815
     Plastron Precision Co., Ltd.................................   551,462    269,133
#    Plotech Co., Ltd............................................   684,000    382,509
     Polytronics Technology Corp.................................   396,027    745,524
#    Posiflex Technology, Inc....................................   332,457  1,173,409
     Power Wind Health Industry, Inc.............................   147,282    949,294
#    Poya International Co., Ltd.................................   352,098  4,268,274
     President Securities Corp................................... 6,671,524  2,904,510
     Primax Electronics, Ltd..................................... 2,988,000  6,119,761
#    Prince Housing & Development Corp........................... 9,047,644  3,264,515
# *  Princeton Technology Corp................................... 1,016,000    289,151
     Pro Hawk Corp...............................................   122,000    596,325
     Promate Electronic Co., Ltd................................. 1,227,000  1,286,931
*    Promise Technology, Inc..................................... 1,094,286    284,700
#    Prosperity Dielectrics Co., Ltd.............................   708,559  1,606,969
     P-Two Industries, Inc.......................................   221,000    344,679
     Qisda Corp.................................................. 3,314,900  2,111,311
     QST International Corp......................................   407,000  1,066,998
#    Qualipoly Chemical Corp.....................................   679,048    647,725
#    Quang Viet Enterprise Co., Ltd..............................   114,000    578,731
     Quanta Storage, Inc......................................... 1,534,000  2,825,706
     Quintain Steel Co., Ltd..................................... 1,760,823    462,246
     Radiant Opto-Electronics Corp............................... 2,864,000  9,679,573
*    Radium Life Tech Co., Ltd................................... 5,207,100  2,283,139
#    Rafael Microelectronics, Inc................................   165,000    896,774
#    Rechi Precision Co., Ltd.................................... 2,569,181  2,150,183
#    Rexon Industrial Corp., Ltd.................................    81,000    188,008
     Rich Development Co., Ltd................................... 4,476,036  1,314,913
#    RichWave Technology Corp....................................   339,900    612,649
*    Right WAY Industrial Co., Ltd...............................    96,000     63,057
*    Ritek Corp.................................................. 8,749,924  2,930,065
# *  Roo Hsing Co., Ltd.......................................... 5,236,000  2,342,267
#    Rotam Global Agrosciences, Ltd..............................   497,268    304,472
#    Ruentex Engineering & Construction Co.......................   208,000    396,376
     Run Long Construction Co., Ltd..............................   134,000    287,354
#    Sagittarius Life Science Corp...............................   156,889    256,492
#    Samebest Co., Ltd...........................................   166,400    723,059
     Sampo Corp.................................................. 2,773,861  1,499,466
#    San Fang Chemical Industry Co., Ltd......................... 1,333,647  1,025,679
     San Far Property, Ltd.......................................   133,300     82,671
#    San Shing Fastech Corp......................................   794,875  1,400,207
     Sanitar Co., Ltd............................................   311,000    388,047
#    Sanyang Motor Co., Ltd...................................... 4,243,628  2,767,505
#    SCI Pharmtech, Inc..........................................   449,395  1,371,055
#    Scientech Corp..............................................   357,000    820,578
     SDI Corp....................................................   929,000  2,106,227

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
     Sea Sonic Electronics Co., Ltd..............................     45,000 $   46,490
#    Senao International Co., Ltd................................    813,541    937,060
#    Senao Networks, Inc.........................................    213,000    736,071
#    Sercomm Corp................................................  1,721,000  3,795,016
#    Sesoda Corp.................................................  1,326,712  1,120,967
     Shan-Loong Transportation Co., Ltd..........................    558,000    543,524
#    Sharehope Medicine Co., Ltd.................................    773,107    708,446
     Sheng Yu Steel Co., Ltd.....................................    867,980    542,296
     ShenMao Technology, Inc.....................................    604,891    391,001
     Shieh Yih Machinery Industry Co., Ltd.......................    166,000     64,730
#    Shih Her Technologies, Inc..................................    360,000    544,611
*    Shih Wei Navigation Co., Ltd................................  1,334,081    406,827
#    Shihlin Electric & Engineering Corp.........................  1,745,000  2,359,308
     Shin Hai Gas Corp...........................................      1,245      1,644
     Shin Zu Shing Co., Ltd......................................  1,281,144  4,880,699
     Shinih Enterprise Co., Ltd..................................     71,000     36,809
*    Shining Building Business Co., Ltd..........................  2,954,272    970,919
     Shinkong Insurance Co., Ltd.................................  1,471,131  1,849,186
     Shinkong Synthetic Fibers Corp.............................. 10,308,395  4,536,586
#    Shinkong Textile Co., Ltd...................................    979,542  1,340,725
     Shiny Chemical Industrial Co., Ltd..........................    509,031  1,439,614
# *  Shuttle, Inc................................................  2,436,152    944,633
     Sigurd Microelectronics Corp................................  2,925,974  2,921,742
# *  Silicon Integrated Systems Corp.............................  3,569,887  1,022,559
*    Silitech Technology Corp....................................    994,774    472,483
     Simplo Technology Co., Ltd..................................  1,137,800  9,663,222
     Sinbon Electronics Co., Ltd.................................  1,611,813  5,692,140
     Sincere Navigation Corp.....................................  2,547,786  1,418,789
     Single Well Industrial Corp.................................    296,916    233,874
     Sinher Technology, Inc......................................    332,000    535,235
     Sinmag Equipment Corp.......................................    314,056  1,251,544
     Sinon Corp..................................................  3,065,510  1,870,409
#    Sinphar Pharmaceutical Co., Ltd.............................  1,128,938    732,663
     Sinyi Realty Co.............................................  1,679,660  1,709,874
     Sirtec International Co., Ltd...............................    765,600    612,154
#    Sitronix Technology Corp....................................    901,879  3,714,319
     Siward Crystal Technology Co., Ltd..........................  1,230,000    829,530
     Soft-World International Corp...............................    817,000  1,935,663
# *  Solar Applied Materials Technology Co.......................  1,633,207    992,394
     Solomon Technology Corp.....................................    869,000    669,405
     Solteam Electronics Co., Ltd................................    484,034    438,014
     Song Shang Electronics Co., Ltd.............................    672,840    370,011
#    Sonix Technology Co., Ltd...................................  1,094,000  1,112,855
     Southeast Cement Co., Ltd...................................  1,053,700    554,486
# *  Speed Tech Corp.............................................    311,000    645,853
#    Spirox Corp.................................................    667,824    564,657
     Sporton International, Inc..................................    516,192  3,062,582
     St Shine Optical Co., Ltd...................................    237,000  4,427,891
#    Standard Chemical & Pharmaceutical Co., Ltd.................    904,571    966,579
#    Stark Technology, Inc.......................................    787,688  1,430,796
#    Sun Race Sturmey-Archer, Inc................................    253,000    279,237
#    Sun Yad Construction Co., Ltd...............................     90,000     46,670
     Sunjuice Holdings Co., Ltd..................................     72,000    396,152
#    Sunko INK Co., Ltd..........................................    865,000    260,459
     Sunny Friend Environmental Technology Co., Ltd..............    536,000  4,565,555
#    Sunonwealth Electric Machine Industry Co., Ltd..............  1,471,487  1,729,681
     Sunplus Technology Co., Ltd.................................  4,002,000  1,646,826
     Sunrex Technology Corp......................................    916,612    556,708
     Sunspring Metal Corp........................................    800,000    910,725

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
*    Sunty Development Co., Ltd..................................     42,000 $   15,163
     Supreme Electronics Co., Ltd................................  2,838,508  2,834,187
#    Swancor Holding Co., Ltd....................................    429,206  1,311,968
#    Sweeten Real Estate Development Co., Ltd....................    559,874    485,846
     Symtek Automation Asia Co., Ltd.............................    305,172    589,778
     Syncmold Enterprise Corp....................................    894,750  2,529,022
#    Synmosa Biopharma Corp......................................    642,166    613,569
#    Sysage Technology Co., Ltd..................................    762,583    883,491
*    Sysgration..................................................    945,256    205,248
     Systex Corp.................................................  1,405,388  3,089,996
     T3EX Global Holdings Corp...................................    759,117    686,339
     TA Chen Stainless Pipe......................................  1,010,251  1,435,225
     Ta Liang Technology Co., Ltd................................    409,000    552,798
#    Ta Ya Electric Wire & Cable.................................  4,420,306  1,562,715
     Ta Yih Industrial Co., Ltd..................................    219,000    450,818
     Tah Hsin Industrial Corp....................................    439,600    438,098
     TAI Roun Products Co., Ltd..................................    201,000     73,524
#    TA-I Technology Co., Ltd....................................  1,001,718  1,685,961
# *  Tai Tung Communication Co., Ltd.............................    604,197    366,290
     Taichung Commercial Bank Co., Ltd........................... 18,145,234  7,047,670
#    TaiDoc Technology Corp......................................    374,470  1,862,613
#    Taiflex Scientific Co., Ltd.................................  1,614,340  2,081,791
#    Taimide Tech, Inc...........................................    742,250  1,261,577
#    Tainan Enterprises Co., Ltd.................................    885,370    692,887
     Tainan Spinning Co., Ltd....................................  9,543,044  3,723,457
# *  Tainergy Tech Co., Ltd......................................  1,582,000    240,533
     Tainet Communication System Corp............................     66,000    131,044
#    Tai-Saw Technology Co., Ltd.................................    235,120    156,669
#    Taisun Enterprise Co., Ltd..................................  2,399,648  1,522,160
# *  Taita Chemical Co., Ltd.....................................  1,430,951    475,413
#    Taiwan Chinsan Electronic Industrial Co., Ltd...............    670,935    830,445
#    Taiwan Cogeneration Corp....................................  2,747,566  2,391,685
     Taiwan Fire & Marine Insurance Co., Ltd.....................  1,356,338    888,969
     Taiwan FU Hsing Industrial Co., Ltd.........................  1,173,000  1,544,875
     Taiwan Hon Chuan Enterprise Co., Ltd........................  2,220,468  3,565,767
     Taiwan Hopax Chemicals Manufacturing Co., Ltd...............  1,321,120    830,423
*    Taiwan IC Packaging Corp....................................    106,000     12,028
*    Taiwan Land Development Corp................................  6,444,991  1,824,656
# *  Taiwan Line Tek Electronic..................................    608,306    579,504
     Taiwan Navigation Co., Ltd..................................  1,468,777    924,981
     Taiwan Optical Platform Co., Ltd............................      9,453     34,064
#    Taiwan Paiho, Ltd...........................................  1,991,287  4,876,015
     Taiwan PCB Techvest Co., Ltd................................  2,089,238  2,563,185
# *  Taiwan Prosperity Chemical Corp.............................    457,000    329,244
#    Taiwan Pulp & Paper Corp....................................  2,174,980  1,333,582
#    Taiwan Sakura Corp..........................................  1,477,803  1,959,855
     Taiwan Sanyo Electric Co., Ltd..............................    417,400    351,923
     Taiwan Semiconductor Co., Ltd...............................  1,582,000  2,861,334
     Taiwan Shin Kong Security Co., Ltd..........................  1,728,710  2,140,192
     Taiwan Styrene Monomer......................................  3,812,209  3,089,091
     Taiwan Surface Mounting Technology Corp.....................  2,239,388  4,241,768
     Taiwan Taxi Co., Ltd........................................     58,800    121,857
#    Taiwan TEA Corp.............................................  5,442,897  2,747,693
#    Taiwan Union Technology Corp................................  1,612,000  5,884,687
#    Taiyen Biotech Co., Ltd.....................................    818,883    843,297
*    Tatung Co., Ltd.............................................  3,650,015  2,816,982
     Tayih Lun An Co., Ltd.......................................    315,890    242,738
     TCI Co., Ltd................................................    321,826  4,804,678
     Te Chang Construction Co., Ltd..............................    334,206    311,884

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES    VALUE>>
                                                                  ---------- ----------
TAIWAN -- (Continued)
#    Teapo Electronic Corp.......................................    558,000 $  836,515
     Tehmag Foods Corp...........................................    154,800  1,070,401
     Ten Ren Tea Co., Ltd........................................    164,980    205,223
#    Test Research, Inc..........................................  1,233,821  2,151,167
     Test-Rite International Co., Ltd............................  2,181,495  1,497,522
*    Tex-Ray Industrial Co., Ltd.................................    803,000    266,174
     Thinking Electronic Industrial Co., Ltd.....................    629,204  1,699,032
     Thye Ming Industrial Co., Ltd...............................  1,178,669  1,223,167
#    Ton Yi Industrial Corp......................................  5,537,644  2,249,714
#    Tong Hsing Electronic Industries, Ltd.......................  1,176,963  4,385,695
#    Tong Yang Industry Co., Ltd.................................  3,342,741  4,774,991
*    Tong-Tai Machine & Tool Co., Ltd............................  1,557,892  1,059,490
     TOPBI International Holdings, Ltd...........................    364,464  1,032,554
     Topco Scientific Co., Ltd...................................  1,403,087  4,027,044
     Topco Technologies Corp.....................................    276,720    658,635
     Topkey Corp.................................................     73,000    328,079
     Topoint Technology Co., Ltd.................................  1,034,898    677,031
     Toung Loong Textile Manufacturing...........................    694,000  1,082,349
#    TPK Holding Co., Ltd........................................  2,736,000  5,071,632
#    Trade-Van Information Services Co...........................    245,000    277,666
     Transart Graphics Co., Ltd..................................     18,000     32,060
     Transcend Information, Inc..................................  1,029,000  2,331,466
*    TrueLight Corp..............................................     37,100     35,734
     Tsang Yow Industrial Co., Ltd...............................    571,000    359,432
     Tsann Kuen Enterprise Co., Ltd..............................    357,686    237,924
     TSC Auto ID Technology Co., Ltd.............................    185,700  1,704,526
*    TSEC Corp...................................................  3,019,205    666,938
     TSRC Corp...................................................  4,903,200  4,517,173
#    Ttet Union Corp.............................................    300,000  1,028,781
     TTFB Co., Ltd...............................................     71,000    593,217
     TTY Biopharm Co., Ltd.......................................  1,767,979  4,697,315
#    Tul Corp....................................................    101,200    215,835
#    Tung Ho Steel Enterprise Corp...............................  6,639,000  4,750,027
#    Tung Thih Electronic Co., Ltd...............................    466,600  1,100,636
     TURVO International Co., Ltd................................    491,922  1,223,112
     TXC Corp....................................................  2,416,053  2,819,972
#    TYC Brother Industrial Co., Ltd.............................  1,595,980  1,412,675
# *  Tycoons Group Enterprise....................................  2,822,767    597,436
#    Tyntek Corp.................................................  2,372,039  1,322,077
     UDE Corp....................................................    486,000    469,351
#    Ultra Chip, Inc.............................................    463,000    648,571
     U-Ming Marine Transport Corp................................  3,747,000  3,923,212
     Unimicron Technology Corp...................................  8,522,000  9,524,965
#    Union Bank Of Taiwan........................................  8,021,693  2,844,380
#    Union Insurance Co., Ltd....................................    467,660    298,582
     Unitech Computer Co., Ltd...................................    684,804    461,213
#    Unitech Printed Circuit Board Corp..........................  4,549,937  2,794,555
     United Integrated Services Co., Ltd.........................  1,477,951  6,585,801
#    United Orthopedic Corp......................................    684,935  1,046,556
     United Radiant Technology...................................    735,000    519,060
*    United Renewable Energy Co., Ltd............................ 14,637,403  4,986,988
*    Unity Opto Technology Co., Ltd..............................  2,760,500    876,176
     Univacco Technology, Inc....................................     32,000     26,531
     Universal Cement Corp.......................................  2,965,433  1,909,885
*    Universal Microelectronics Co., Ltd.........................     29,000     19,410
#    Universal Microwave Technology, Inc.........................    350,526  1,141,667
# *  Unizyx Holding Corp.........................................  2,706,430  2,022,562
     UPC Technology Corp.........................................  7,051,611  2,882,932
     Userjoy Technology Co., Ltd.................................    247,487    532,963

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
TAIWAN -- (Continued)
     USI Corp....................................................  7,076,156 $ 2,716,080
     Usun Technology Co., Ltd....................................    354,200     351,866
#    Utechzone Co., Ltd..........................................    455,000   1,008,185
#    Ve Wong Corp................................................    660,696     552,269
#    VHQ Media Holdings, Ltd.....................................    170,000     671,563
     Victory New Materials, Ltd. Co..............................    877,120     592,619
#    Visual Photonics Epitaxy Co., Ltd...........................  1,351,772   3,700,879
#    Vivotek, Inc................................................    180,200     656,403
#    Wafer Works Corp............................................  2,761,548   3,504,064
     Waffer Technology Corp......................................    780,000     328,461
# *  Wah Hong Industrial Corp....................................    144,021     120,838
     Wah Lee Industrial Corp.....................................  1,277,000   2,236,771
#    Walsin Technology Corp......................................  2,159,793  13,354,593
#    Walton Advanced Engineering, Inc............................  2,391,197     867,801
     WAN HWA Enterprise Co.......................................    781,238     325,066
     Waterland Financial Holdings Co., Ltd....................... 16,058,982   5,406,611
# *  Ways Technical Corp., Ltd...................................    189,000     228,321
*    Wei Chuan Foods Corp........................................  1,088,000     952,111
#    Weikeng Industrial Co., Ltd.................................  2,156,515   1,428,421
     Well Shin Technology Co., Ltd...............................    700,000   1,224,581
     Weltrend Semiconductor......................................    182,000     154,551
*    Wha Yu Industrial Co., Ltd..................................    301,000     180,362
     Wholetech System Hitech, Ltd................................    194,000     199,917
#    Winmate, Inc................................................    230,000     391,833
     Winstek Semiconductor Co., Ltd..............................    469,000     397,032
     Wintek Corp.................................................  5,447,000      60,479
     Wisdom Marine Lines Co., Ltd................................  2,801,953   2,666,121
#    Wisechip Semiconductor, Inc.................................    137,302     213,836
     Wistron NeWeb Corp..........................................  2,262,155   5,860,552
     Wowprime Corp...............................................    508,000   1,527,146
#    WT Microelectronics Co., Ltd................................  3,725,450   4,922,133
*    WUS Printed Circuit Co., Ltd................................  1,780,700   1,478,063
     XAC Automation Corp.........................................    539,000     501,587
     XPEC Entertainment, Inc.....................................    192,135      15,420
     Xxentria Technology Materials Corp..........................  1,045,207   2,647,055
*    Yang Ming Marine Transport Corp.............................  8,849,981   2,514,736
#    YC Co., Ltd.................................................  3,174,453   1,407,447
     YC INOX Co., Ltd............................................  2,638,388   2,233,866
#    YCC Parts Manufacturing Co., Ltd............................    204,000     233,151
     Yea Shin International Development Co., Ltd.................    860,076     528,059
#    Yeong Guan Energy Technology Group Co., Ltd.................    821,929   2,178,890
     YFC-Boneagle Electric Co., Ltd..............................    751,000     722,708
     YFY, Inc.................................................... 11,013,212   4,243,788
#    Yi Jinn Industrial Co., Ltd.................................  1,676,284     765,749
#    Yieh Phui Enterprise Co., Ltd...............................  9,563,833   2,917,158
     Ying Han Technology Co., Ltd................................     73,000      81,342
#    Yonyu Plastics Co., Ltd.....................................    497,600     582,353
#    Young Fast Optoelectronics Co., Ltd.........................    905,872     511,272
#    Youngtek Electronics Corp...................................    903,666   1,352,874
     Yuanta Futures Co., Ltd.....................................    302,000     461,586
     Yulon Finance Corp..........................................    824,480   3,084,209
#    Yulon Motor Co., Ltd........................................  4,305,000   2,718,806
     Yung Chi Paint & Varnish Manufacturing Co., Ltd.............    466,869   1,109,891
     Yungshin Construction & Development Co., Ltd................    690,000     782,992
     YungShin Global Holding Corp................................  1,491,015   2,031,662
     Yungtay Engineering Co., Ltd................................  2,989,000   6,239,697
     Yusin Holding Corp..........................................      6,000      14,824
     Zeng Hsing Industrial Co., Ltd..............................    433,107   2,112,920
#    Zenitron Corp...............................................  1,445,000   1,069,190

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ----------- --------------
TAIWAN -- (Continued)
#   Zero One Technology Co., Ltd................................     764,000 $      695,785
#   Zig Sheng Industrial Co., Ltd...............................   3,607,732      1,038,792
#   Zinwell Corp................................................   2,343,586      1,741,573
    Zippy Technology Corp.......................................     958,948      1,139,491
#   ZongTai Real Estate Development Co., Ltd....................   1,308,849        806,656
                                                                             --------------
TOTAL TAIWAN....................................................              1,248,814,515
                                                                             --------------
THAILAND -- (3.6%)
    AAPICO Hitech PCL...........................................      32,300         20,538
    AAPICO Hitech PCL...........................................   1,013,740        644,602
    Advanced Information Technology PCL.........................     660,000        436,210
    AEON Thana Sinsap Thailand PCL..............................     577,700      3,338,626
    AEON Thana Sinsap Thailand PCL..............................      74,500        430,548
    After You PCL...............................................   2,055,300        582,630
    AJ Plast PCL................................................   1,497,588        466,750
    Amarin Printing & Publishing PCL............................     415,000         66,946
    Amata Corp. PCL.............................................   5,216,610      3,660,206
    Amata VN PCL................................................     291,900         48,460
    Ananda Development PCL......................................  16,799,800      2,094,384
    AP Thailand PCL.............................................  12,540,116      3,103,114
    Asia Aviation PCL...........................................  13,800,800      1,841,548
    Asia Plus Group Holdings PCL................................   9,390,700        905,978
    Asia Sermkij Leasing PCL....................................   1,107,600        818,774
    Asian Insulators PCL........................................  12,731,600         92,720
    Asian Phytoceuticals PCL....................................     139,443         17,733
    Asian Seafoods Coldstorage PCL..............................   1,040,400        255,823
    Bangchak Corp. PCL..........................................   2,893,900      2,946,022
    Bangkok Airways PCL.........................................   6,591,800      2,436,437
    Bangkok Aviation Fuel Services PCL..........................   1,910,646      2,184,450
    Bangkok Chain Hospital PCL..................................  16,348,637      9,320,131
    Bangkok Insurance PCL.......................................     185,181      1,879,362
    Bangkok Land PCL............................................ 102,591,870      5,045,238
    Bangkok Ranch PCL...........................................   4,475,000        521,441
    BCPG PCL....................................................   2,296,600      1,302,066
    Beauty Community PCL........................................  20,407,600      4,442,688
*   BEC World PCL...............................................   9,033,748      2,546,710
    Better World Green PCL......................................  12,511,800        431,104
    Big Camera Corp. PCL........................................  12,506,400        481,844
    BJC Heavy Industries PCL....................................   3,479,500        233,238
    Buriram Sugar PCL...........................................   1,978,400        387,314
    Cal-Comp Electronics Thailand PCL...........................  17,045,744      1,014,469
    Central Plaza Hotel PCL.....................................      19,400         25,978
    CH Karnchang PCL............................................   4,061,800      3,403,388
    Charoong Thai Wire & Cable PCL..............................     967,100        240,828
    Christiani & Nielsen Thai...................................   1,532,600         95,052
    Chularat Hospital PCL, Class F..............................  54,323,100      3,335,107
*   CIMB Thai Bank PCL..........................................   7,604,900        183,423
    CK Power PCL................................................  22,534,990      4,129,356
    COL PCL.....................................................     258,600        200,076
    Com7 PCL....................................................   3,803,900      2,347,277
*   Country Group Development PCL...............................  23,786,000        812,114
    Country Group Holdings PCL..................................   8,622,100        232,263
    Dhipaya Insurance PCL.......................................   2,373,600      1,754,642
    Diamond Building Products PCL...............................   1,511,800        258,083
    Dusit Thani PCL.............................................     114,500         38,735
    Dynasty Ceramic PCL.........................................  23,996,680      1,548,415
    Eastern Polymer Group PCL, Class F..........................   8,262,700      1,682,304
    Eastern Printing PCL........................................     745,308         78,908
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   4,636,900      1,655,776

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
THAILAND -- (Continued)
*   Energy Earth PCL............................................  4,765,400 $   40,870
    Erawan Group PCL (The)...................................... 14,852,570  3,233,371
    Esso Thailand PCL........................................... 11,311,700  3,932,964
    Forth Corp. PCL.............................................  2,232,900    416,155
    Forth Smart Service PCL.....................................  2,541,300    600,997
    Fortune Parts Industry PCL..................................  2,658,200    189,842
    G J Steel PCL............................................... 16,722,780     73,334
    GFPT PCL....................................................  5,253,200  2,550,496
    Global Green Chemicals PCL, Class F.........................  1,481,500    570,789
*   GMM Grammy PCL..............................................    121,460     31,958
    Golden Land Property Development PCL........................  9,715,830  2,525,964
*   Group Lease PCL.............................................    132,500     31,128
    Gunkul Engineering PCL......................................  4,444,080    384,202
    Haad Thip PCL...............................................     16,600      7,800
    Hana Microelectronics PCL...................................  4,920,796  5,009,424
    ICC International PCL.......................................    204,600    262,760
    Ichitan Group PCL...........................................  4,239,400    523,202
*   Inter Far East Energy Corp..................................  4,679,700     85,209
    Interhides PCL..............................................  1,057,300    225,204
    Interlink Communication PCL.................................  1,498,100    251,052
*   International Engineering PCL............................... 39,494,487      4,701
*   Italian-Thai Development PCL................................ 15,994,527  1,172,347
    Jasmine International PCL................................... 27,614,600  4,843,908
    Jay Mart PCL................................................  2,350,195    684,630
    JMT Network Services PCL....................................    926,800    458,683
    Jubilee Enterprise PCL......................................     24,700     11,296
    JWD Infologistics PCL.......................................  2,544,800    693,493
    Kang Yong Electric PCL......................................      5,000     63,900
    Karmarts PCL................................................  3,249,300    405,081
    KCE Electronics PCL.........................................  4,713,600  3,661,622
    KGI Securities Thailand PCL.................................  8,198,300  1,114,507
    Khon Kaen Sugar Industry PCL................................ 15,190,237  1,427,430
    Khonburi Sugar PCL..........................................    138,500     17,700
    Lam Soon Thailand PCL.......................................  1,383,900    202,871
    Lanna Resources PCL.........................................  1,833,750    654,808
    LH Financial Group PCL...................................... 48,598,139  2,268,167
    Loxley PCL..................................................  7,932,176    501,895
    LPN Development PCL.........................................    136,400     29,908
    LPN Development PCL.........................................  7,112,503  1,559,515
    Major Cineplex Group PCL....................................  4,142,400  3,697,992
    Malee Group PCL.............................................    484,300    118,325
    Master Ad PCL...............................................  1,292,700     60,738
    Maybank Kim Eng Securities Thailand PCL.....................  1,203,300    380,684
    MBK PCL.....................................................  7,295,500  4,798,919
    MC Group PCL................................................  3,600,000  1,020,517
*   MCOT PCL....................................................  2,506,000    839,912
    MCS Steel PCL...............................................  1,667,900    365,710
    Mega Lifesciences PCL.......................................  3,554,100  4,007,756
    Millcon Steel PCL...........................................  3,315,133    107,995
    Modernform Group PCL........................................  2,292,900    267,176
    Mono Technology PCL......................................... 13,261,800    760,191
    Muang Thai Insurance PCL....................................     61,288    173,737
    Muramoto Electron Thailand PCL..............................     14,000     79,374
    Namyong Terminal PCL........................................  4,598,200    748,963
*   Nation Multimedia Group PCL.................................  8,825,500     55,289
    Netbay PCL..................................................    597,100    565,772
    Nirvana Daii PCL............................................    206,600     20,579
    Origin Property PCL, Class F................................  4,330,550  1,071,616
    Padaeng Industry PCL........................................    937,800    352,501

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ----------- ----------
THAILAND -- (Continued)
    PCS Machine Group Holding PCL...............................   2,646,100 $  576,050
*   Plan B Media Pcl, Class F...................................  11,916,400  2,538,184
    Platinum Group PCL (The)....................................   2,912,500    551,938
    Polyplex Thailand PCL.......................................   3,951,550  1,769,997
*   Power Solution Technologies PCL.............................   4,933,700     95,815
*   Precious Shipping PCL.......................................   6,585,900  1,712,231
    Premier Marketing PCL.......................................   2,777,100    743,750
    Prima Marine PCL............................................     975,100    232,130
    Principal Capital PCL.......................................   1,296,400    198,978
    Property Perfect PCL........................................  41,392,900  1,063,185
    Pruksa Holding PCL..........................................   4,855,100  2,859,072
    PTG Energy PCL..............................................   7,295,600  2,513,754
    Pylon PCL...................................................   1,256,200    247,895
    Quality Houses PCL..........................................  52,682,926  4,884,619
    Raimon Land PCL.............................................  13,437,800    534,566
    Rajthanee Hospital PCL......................................     198,700    149,375
    Ratchthani Leasing PCL......................................  13,861,937  2,692,060
    Regional Container Lines PCL................................   3,754,500    536,273
    Rojana Industrial Park PCL..................................   8,117,854  1,360,392
    RS PCL......................................................   4,105,900  2,469,327
    S 11 Group PCL..............................................   1,096,300    254,115
    Sabina PCL..................................................      88,800     76,492
    Saha Pathana Inter-Holding PCL..............................     699,100  1,532,874
    Sahamitr Pressure Container PCL.............................      90,900     27,476
    Saha-Union PCL..............................................     859,300  1,224,688
    Sahaviriya Steel Industries PCL.............................  87,225,900     25,683
    Samart Corp. PCL............................................   3,732,800    876,930
*   Samart Digital Public Co., Ltd..............................   7,958,600     89,745
    Samart Telcoms PCL..........................................   2,136,000    602,161
    Sansiri PCL.................................................  69,366,810  3,107,112
    Sappe PCL...................................................   1,610,700    938,419
    SC Asset Corp. PCL..........................................  19,009,315  1,798,219
    Scan Inter PCL..............................................   4,115,100    471,770
*   SCG Ceramics PCL............................................   4,998,929    331,957
    SEAFCO PCL..................................................   3,048,820    792,645
    Sena Development PCL........................................   2,172,733    253,174
    Sermsang Power Corp. Co., Ltd...............................      86,800     21,615
    Siam Future Development PCL.................................  12,064,647  2,361,912
    Siam Wellness Group Pcl.....................................   2,256,300    961,180
    Siamgas & Petrochemicals PCL................................   8,004,500  2,607,574
    Singha Estate PCL...........................................  25,426,854  2,532,730
    Sino-Thai Engineering & Construction PCL....................   1,167,000    922,999
    SNC Former PCL..............................................     241,600    103,678
    Somboon Advance Technology PCL..............................   2,220,437  1,342,347
    SPCG PCL....................................................   3,350,500  1,889,084
    Sri Ayudhya Capital PCL.....................................     187,300    256,676
    Sri Trang Agro-Industry PCL.................................   8,027,708  3,294,063
    Sriracha Construction PCL...................................     830,400    243,203
    Srisawad Corp. PCL..........................................   3,286,300  5,635,863
    Srisawad Finance PCL........................................     409,295    230,769
    Srithai Superware PCL.......................................  10,347,100    382,446
    Srivichai Vejvivat PCL......................................      48,000      9,698
    Star Petroleum Refining PCL.................................   1,911,500    634,672
    Stars Microelectronics Thailand PCL.........................     424,000     29,218
    STP & I PCL.................................................   7,297,364  1,600,048
    Supalai PCL.................................................   7,778,891  5,384,918
*   Super Energy Corp. PCL...................................... 104,764,200  2,067,391
    Susco PCL...................................................   1,179,500    110,099
    SVI PCL.....................................................  13,016,300  1,957,032

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
THAILAND -- (Continued)
*    Symphony Communication PCL..................................    255,405 $     39,841
     Synergetic Auto Performance Co., Ltd........................  1,851,600      169,355
     Synnex Thailand PCL.........................................  2,926,440    1,054,160
     Syntec Construction PCL.....................................  5,395,500      425,894
     Taokaenoi Food & Marketing PCL, Class F.....................  3,626,180    1,226,711
     Tapaco PCL..................................................    292,700       55,010
*    Tata Steel Thailand PCL..................................... 26,758,900      637,017
*    Thai Airways International PCL..............................  6,254,100    2,487,927
*    Thai Airways International PCL..............................    141,400       56,250
     Thai Central Chemical PCL...................................    295,800      266,382
     Thai Nakarin Hospital PCL...................................    274,400      315,872
     Thai President Foods PCL....................................      1,430        7,167
     Thai Rayon PCL..............................................     38,400       47,361
     Thai Reinsurance PCL........................................ 12,259,300      318,723
     Thai Solar Energy PCL, Class F..............................  5,181,295      418,723
     Thai Stanley Electric PCL, Class F..........................    206,600    1,520,783
     Thai Steel Cable PCL........................................      3,400        1,353
     Thai Vegetable Oil PCL......................................  4,503,875    3,809,072
     Thai Wacoal PCL.............................................     78,000      114,832
     Thai Wah PCL................................................  2,788,800      711,941
     Thaicom PCL.................................................  4,240,700      870,057
     Thaifoods Group PCL.........................................  9,041,300      940,239
     Thaire Life Assurance PCL...................................  2,618,800      475,773
     Thitikorn PCL...............................................  1,622,400      523,437
     Thoresen Thai Agencies PCL..................................  9,617,454    1,611,695
     Tipco Asphalt PCL...........................................  4,537,300    2,558,227
     TIPCO Foods PCL.............................................  2,066,682      543,779
     TKS Technologies PCL........................................    227,150       58,700
     TMT Steel PCL...............................................  2,352,200      434,706
     TPC Power Holdings Co., Ltd.................................  1,517,100      463,327
     TPI Polene PCL.............................................. 60,752,600    3,767,898
     TRC Construction PCL........................................ 29,701,754      325,626
*    TTCL PCL....................................................  1,330,540      327,165
*    TTCL PCL....................................................  1,068,171      262,651
     TTW PCL..................................................... 12,307,300    4,780,283
*    U City PCL, Class F.........................................  3,935,514      281,064
     Unique Engineering & Construction PCL.......................  5,469,370    1,764,589
     United Paper PCL............................................  3,155,600      998,326
     United Power of Asia PCL....................................    500,000        5,012
     Univanich Palm Oil PCL......................................  2,135,200      374,538
     Univentures PCL.............................................  8,066,900    1,591,902
     Vanachai Group PCL..........................................  5,125,659      907,125
     VGI Global Media PCL........................................  9,939,500    3,004,422
     Vibhavadi Medical Center PCL................................ 34,168,300    2,065,617
     Vinythai PCL................................................  2,839,734    2,245,992
     WHA Corp. PCL...............................................  7,253,600      995,169
     WHA Utilities and Power PCL.................................  4,624,700      854,682
     Workpoint Entertainment PCL.................................  1,357,340      990,635
                                                                             ------------
TOTAL THAILAND...................................................             258,656,034
                                                                             ------------
TURKEY -- (1.0%)
     Adana Cimento Sanayii TAS, Class A..........................    584,890      683,561
# *  Afyon Cimento Sanayi TAS....................................    510,123      365,450
#    Akcansa Cimento A.S.........................................    406,847      439,330
*    Akenerji Elektrik Uretim A.S................................    585,035       54,976
#    Aksa Akrilik Kimya Sanayii A.S..............................    719,825      982,849
# *  Aksa Enerji Uretim A.S......................................  1,304,431      514,423
     Aksigorta A.S...............................................    991,138      701,452
#    Alarko Holding A.S..........................................  1,783,022      798,851

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
TURKEY -- (Continued)
#    Albaraka Turk Katilim Bankasi A.S................................ 3,931,296 $  943,288
#    Alkim Alkali Kimya A.S...........................................   143,841    556,814
#    Anadolu Anonim Turk Sigorta Sirketi.............................. 2,052,847  1,426,901
     Anadolu Cam Sanayii A.S.......................................... 2,144,824  1,104,911
#    Anadolu Hayat Emeklilik A.S......................................   911,211    836,096
     AvivaSA Emeklilik ve Hayat A.S., Class A.........................    97,076    154,378
     Aygaz A.S........................................................   709,919  1,098,893
# *  Bagfas Bandirma Gubre Fabrikalari A.S............................   305,510    276,072
# *  Baticim Bati Anadolu Cimento Sanayii A.S.........................   770,153    273,847
# *  Bera Holding A.S................................................. 3,260,283    973,242
# *  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S................ 1,146,397    480,804
*    Bizim Toptan Satis Magazalari A.S................................   336,401    452,688
     Bolu Cimento Sanayii A.S.........................................   506,059    257,065
#    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................   508,647    785,443
     Borusan Yatirim ve Pazarlama A.S.................................    28,364    173,006
*    Boyner Perakende Ve Tekstil Yatirimlari A.S......................   287,924    230,767
# *  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S..................   430,709    471,098
#    Celebi Hava Servisi A.S..........................................    51,197    640,397
# *  Cimsa Cimento Sanayi VE Ticaret A.S..............................   556,545    612,409
#    Dogan Sirketler Grubu Holding A.S................................ 9,970,149  1,774,103
#    Dogus Otomotiv Servis ve Ticaret A.S.............................   484,393    374,436
#    Eczacibasi Yatirim Holding Ortakligi A.S.........................   226,880    287,309
     EGE Endustri VE Ticaret A.S......................................    14,939  1,043,518
#    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
       Ticaret A.S.................................................... 1,560,582    733,501
     ENERJISA ENERJI AS............................................... 1,583,071  1,428,650
#    Erbosan Erciyas Boru Sanayii ve Ticaret A.S......................   161,885    425,516
# *  Fenerbahce Futbol A.S............................................   282,748    337,681
# *  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S...............   413,527    150,523
# *  Global Yatirim Holding A.S....................................... 1,528,623    744,078
#    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S..............   107,555    195,461
#    Goodyear Lastikleri TAS..........................................   749,260    394,577
*    Gozde Girisim Sermayesi Yatirim Ortakligi A.S.................... 1,732,666    967,975
*    GSD Holding AS................................................... 2,632,862    397,761
# *  Gubre Fabrikalari TAS............................................   663,443    297,174
# *  Hektas Ticaret TAS...............................................   404,119    820,363
# *  Ihlas Gayrimenkul Proje Gelistirme Ve Ticaret A.S................ 1,141,706    168,520
# *  Ihlas Holding A.S................................................ 7,162,300    599,837
     Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret A.S...   170,909    187,945
# *  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.............   796,450    590,833
# *  Is Finansal Kiralama A.S.........................................   558,147    740,263
     Is Yatirim Menkul Degerler A.S., Class A......................... 1,135,191    460,660
# *  Isiklar Enerji ve Yapi Holding A.S...............................   739,540     38,437
# *  Izmir Demir Celik Sanayi A.S..................................... 1,055,577    308,009
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A..... 1,794,266    680,403
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class B.....   980,518    365,202
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D..... 6,321,063  2,399,382
# *  Karsan Otomotiv Sanayii Ve Ticaret A.S........................... 1,568,932    392,442
     Kartonsan Karton Sanayi ve Ticaret A.S...........................    10,145    534,327
# *  Kerevitas Gida Sanayi ve Ticaret A.S.............................   459,795    117,310
#    Konya Cimento Sanayii A.S........................................    11,299    350,922
#    Kordsa Teknik Tekstil A.S........................................   528,149  1,056,768
# *  Koza Altin Isletmeleri A.S.......................................   374,513  2,674,234
# *  Koza Anadolu Metal Madencilik Isletmeleri A.S.................... 1,175,270  1,094,136
# *  Logo Yazilim Sanayi Ve Ticaret A.S...............................   113,926    731,424
#    Mardin Cimento Sanayii ve Ticaret A.S............................   273,476    138,448
# *  Metro Ticari ve Mali Yatirimlar Holding A.S...................... 1,698,921    225,081
# *  Migros Ticaret A.S...............................................   448,873  1,037,727
# *  NET Holding A.S.................................................. 2,071,456    590,271
# *  Netas Telekomunikasyon A.S.......................................   450,118    556,838

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ---------- --------------
TURKEY -- (Continued)
     Nuh Cimento Sanayi A.S......................................    435,429 $      521,025
     Otokar Otomotiv Ve Savunma Sanayi A.S.......................     82,998      1,559,338
# *  Parsan Makina Parcalari Sanayii A.S.........................    126,184        245,557
*    Pegasus Hava Tasimaciligi A.S...............................    326,074      1,692,275
#    Polisan Holding A.S.........................................    698,330        342,760
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S..........  1,508,806        819,444
# *  Sasa Polyester Sanayi A.S...................................  1,059,208      1,078,605
# *  Sekerbank Turk AS...........................................  3,162,508        536,132
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S....................  1,345,460        905,467
     Soda Sanayii A.S............................................  3,254,164      4,233,906
#    Tat Gida Sanayi A.S.........................................    635,556        442,427
     Tekfen Holding A.S..........................................  1,182,097      5,279,918
     Trakya Cam Sanayii A.S......................................  3,952,351      2,101,724
# *  Tumosan Motor ve Traktor Sanayi A.S.........................    301,099        224,902
# *  Turcas Petrol A.S...........................................    932,689        217,917
# *  Turk Traktor ve Ziraat Makineleri A.S.......................    111,967        521,078
*    Turkiye Sinai Kalkinma Bankasi A.S.......................... 11,740,928      1,477,416
     Ulker Biskuvi Sanayi A.S....................................  1,144,106      3,648,259
# *  Vestel Elektronik Sanayi ve Ticaret A.S.....................    788,499      1,584,857
# *  Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.................  1,001,129        744,454
# *  Zorlu Enerji Elektrik Uretim A.S............................  4,203,616        882,509
                                                                             --------------
TOTAL TURKEY.....................................................                71,761,026
                                                                             --------------
TOTAL COMMON STOCKS..............................................             6,810,807,383
                                                                             --------------
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.8%)
     AES Tiete Energia SA........................................      7,992          4,403
     Alpargatas SA...............................................  1,427,511      5,697,520
*    AZUL SA.....................................................    127,409      1,104,768
     Banco ABC Brasil S.A........................................    980,846      4,865,332
     Banco do Estado do Rio Grande do Sul SA, Class B............  1,957,792     12,192,824
*    Banco Pan SA................................................  1,854,940      1,603,694
     Centrais Eletricas Santa Catarina...........................     80,500        964,908
     Cia de Saneamento do Parana.................................  2,793,401     10,144,610
     Cia de Transmissao de Energia Eletrica Paulista.............  2,214,232     11,858,629
     Cia Energetica de Minas Gerais..............................  5,786,382     21,751,873
     Cia Energetica de Sao Paulo, Class B........................  2,043,355     13,455,262
     Cia Energetica do Ceara, Class A............................    137,839      1,827,612
     Cia Ferro Ligas da Bahia--FERBASA...........................    490,634      2,648,931
     Cia Paranaense de Energia...................................    960,299     10,090,107
     Eucatex SA Industria e Comercio.............................    147,078        170,668
*    Gol Linhas Aereas Inteligentes SA...........................    389,348      2,261,954
     Grazziotin SA...............................................     10,300         60,207
     Marcopolo SA................................................  5,658,518      5,079,693
     Randon SA Implementos e Participacoes.......................  2,113,057      4,580,598
     Schulz SA...................................................     51,100         93,831
     Unipar Carbocloro SA........................................    465,910      4,609,074
     Usinas Siderurgicas de Minas Gerais SA, Class A.............  4,506,318      9,918,014
                                                                             --------------
TOTAL BRAZIL.....................................................               124,984,512
                                                                             --------------
CHILE -- (0.0%)
     Coca-Cola Embonor SA, Class B...............................    666,620      1,574,770
                                                                             --------------
COLOMBIA -- (0.0%)
     Avianca Holdings SA.........................................  3,056,704      1,389,733

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                 SHARES      VALUE>>
                                                               ---------- --------------
COLOMBIA -- (Continued)
       Banco Davivienda SA....................................     42,983 $      531,762
                                                                          --------------
TOTAL COLOMBIA................................................                 1,921,495
                                                                          --------------
TOTAL PREFERRED STOCKS........................................               128,480,777
                                                                          --------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
       Gafisa S.A. Rights 05/23/19............................    193,369         17,753
*      Terra Santa Agro SA Right 06/03/19.....................         83              0
                                                                          --------------
TOTAL BRAZIL..................................................                    17,753
                                                                          --------------
HONG KONG -- (0.0%)
*      China International Marine Containers Co., Ltd. Rights
         05/03/19.............................................     13,093              0
*      Prosperity International Holdings HK, Ltd. Rights
         05/14/19.............................................    464,800          3,496
                                                                          --------------
TOTAL HONG KONG...............................................                     3,496
                                                                          --------------
INDONESIA -- (0.0%)
*      Medco Energi Internasional Tbk PT Warrants 12/11/20.... 13,254,866        245,564
                                                                          --------------
POLAND -- (0.0%)
*      Hawe SA Rights 09/30/15................................    846,548              0
                                                                          --------------
SOUTH KOREA -- (0.0%)
*      Doosan Heavy Industries & Construction Co., Ltd.
         Rights 05/09/2019....................................    212,322        261,733
                                                                          --------------
TOTAL RIGHTS/WARRANTS.........................................                   528,546
                                                                          --------------
TOTAL INVESTMENT SECURITIES...................................             6,939,816,706
                                                                          --------------

                                                                             VALUE+
                                                                          --------------
SECURITIES LENDING COLLATERAL -- (3.5%)
@ (S)  The DFA Short Term Investment Fund..................... 21,799,826    252,245,784
                                                                          --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,909,001,073).......................................            $7,192,062,490
                                                                          ==============

ADR    American Depositary Receipt
CP     Certificate Participation
GDR    Global Depositary Receipt
P.L.C. Public Limited Company
SA     Special Assessment
ST     Special Tax

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
+      See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

As of April 30, 2019, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                        UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..........    650     06/21/19  $33,805,254 $35,106,500   $1,301,246

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                                        UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                              --------- ---------- ----------- ----------- --------------
S&P 500(R) Emini Index..................     88     06/21/19  $12,493,609 $12,973,400   $  479,791
                                                              ----------- -----------   ----------
TOTAL FUTURES CONTRACTS.................                      $46,298,863 $48,079,900   $1,781,037
                                                              =========== ===========   ==========

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------------
                                                 LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
                                              -------------- -------------- -------------  --------------
Common Stocks
   Brazil.................................... $  555,433,680             --            --  $  555,433,680
   Chile.....................................    119,387,956             --            --     119,387,956
   China.....................................     93,322,215 $1,134,437,235            --   1,227,759,450
   Colombia..................................     19,554,766             --            --      19,554,766
   Greece....................................             --     23,674,446            --      23,674,446
   Hong Kong.................................         34,220      2,117,730            --       2,151,950
   Hungary...................................             --     12,103,469            --      12,103,469
   India.....................................      5,338,776    755,359,304            --     760,698,080
   Indonesia.................................        493,122    211,362,442            --     211,855,564
   Malaysia..................................             --    230,579,192            --     230,579,192
   Mexico....................................    217,713,068         20,914            --     217,733,982
   Philippines...............................             --     96,687,685            --      96,687,685
   Poland....................................             --     88,316,051            --      88,316,051
   Russia....................................      4,973,740             --            --       4,973,740
   Singapore.................................             --         91,081            --          91,081
   South Africa..............................     12,586,386    487,603,046            --     500,189,432
   South Korea...............................         48,988  1,160,336,296            --   1,160,385,284
   Taiwan....................................         88,400  1,248,726,115            --   1,248,814,515
   Thailand..................................    258,351,562        304,472            --     258,656,034
   Turkey....................................             --     71,761,026            --      71,761,026
Preferred Stocks
   Brazil....................................    124,984,512             --            --     124,984,512
   Chile.....................................      1,574,770             --            --       1,574,770
   Colombia..................................      1,921,495             --            --       1,921,495
Rights/Warrants
   Brazil....................................             --         17,753            --          17,753
   Hong Kong.................................             --          3,496            --           3,496
   Indonesia.................................             --        245,564            --         245,564
   South Korea...............................             --        261,733            --         261,733
Securities Lending Collateral................             --    252,245,784            --     252,245,784
Futures Contracts**..........................      1,781,037             --            --       1,781,037
                                              -------------- -------------- -------------  --------------
TOTAL........................................ $1,417,588,693 $5,776,254,834            --  $7,193,843,527
                                              ============== ============== =============  ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
COMMON STOCKS -- (96.1%)
BRAZIL -- (7.4%)
     Aliansce Shopping Centers SA................................  1,046,014 $  5,068,543
     Alliar Medicos A Frente SA..................................    240,800      920,556
     Banco Bradesco SA, ADR......................................  1,690,361   15,314,669
     Banco Bradesco SA...........................................    526,862    4,165,342
     Banco BTG Pactual SA........................................    394,925    4,167,707
     Banco do Brasil SA..........................................  6,586,246   83,447,171
     Banco Santander Brasil SA...................................  1,461,877   16,780,772
     BrasilAgro - Co. Brasileira de Propriedades Agricolas.......    230,784      912,283
     Camil Alimentos S.A.........................................    447,847      788,081
*    Cia Siderurgica Nacional SA.................................  1,582,944    5,869,783
     Construtora Tenda SA........................................  1,227,432    5,625,195
     Cosan SA....................................................  1,023,272   12,231,455
     CSU Cardsystem SA...........................................    167,100      291,491
     Cyrela Brazil Realty SA Empreendimentos e Participacoes.....  2,756,617   12,499,720
     Direcional Engenharia SA....................................  1,348,561    2,833,935
     Duratex SA..................................................  4,116,770   10,436,024
     Embraer SA..................................................  1,042,062    5,219,479
     Embraer SA, Sponsored ADR...................................    968,215   19,373,982
     Enauta Participacoes SA.....................................  1,308,838    4,472,834
*    Even Construtora e Incorporadora SA.........................  1,733,656    2,878,300
     Ez Tec Empreendimentos e Participacoes SA...................    876,264    4,829,272
     Fras-Le SA..................................................     87,200      112,972
# *  Gafisa SA, ADR..............................................    165,084      486,997
#    Gerdau SA, Sponsored ADR....................................  7,033,312   25,179,257
     Gerdau SA...................................................  1,370,145    4,060,362
     Guararapes Confeccoes SA....................................      5,682      208,798
*    Helbor Empreendimentos SA...................................  2,472,026      800,661
     Industrias Romi SA..........................................    147,100      337,260
     International Meal Co. Alimentacao SA, Class A..............  1,106,764    2,080,245
     Iochpe-Maxion SA............................................  1,407,439    7,135,724
     JBS SA...................................................... 12,549,075   63,271,840
     JHSF Participacoes SA.......................................  1,415,274      880,689
     Kroton Educacional SA....................................... 12,403,907   30,842,899
*    LOG Commercial Properties e Participacoes SA................    205,741      920,329
*    Magnesita Refratarios SA....................................    643,250    9,744,472
     Marcopolo SA................................................     13,800       10,488
*    Marisa Lojas SA.............................................    761,846    1,564,066
*    Mills Estruturas e Servicos de Engenharia SA................    460,746      553,445
     Movida Participacoes SA.....................................    604,527    1,848,532
     MRV Engenharia e Participacoes SA...........................  3,861,033   14,287,723
*    Paranapanema SA.............................................  1,650,689      589,366
*    Petro Rio SA................................................    258,799    1,217,730
     Petroleo Brasileiro SA, Sponsored ADR....................... 14,367,145  198,266,601
#    Petroleo Brasileiro SA, Sponsored ADR....................... 11,860,183  180,630,587
     Petroleo Brasileiro SA......................................  7,641,396   58,385,714
*    Profarma Distribuidora de Produtos Farmaceuticos SA.........     17,900       18,808
     Qualicorp Consultoria e Corretora de Seguros SA.............    484,700    2,126,148
     Restoque Comercio e Confeccoes de Roupas SA.................        100          753
     Santos Brasil Participacoes SA..............................  1,256,600    1,220,996
*    Sao Carlos Empreendimentos e Participacoes SA...............     62,800      520,517
     Sao Martinho SA.............................................    102,089      497,024
     Ser Educacional SA..........................................    515,281    3,031,683
     SLC Agricola SA.............................................    576,217    6,039,764
*    Springs Global Participacoes SA.............................    113,500      248,646
     Sul America SA..............................................  2,321,731   18,473,899

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                   SHARES       VALUE>>
                                                                 ----------- --------------
BRAZIL -- (Continued)
*   Suzano Papel e Celulose SA, Sponsored ADR...................     445,972 $    9,204,860
    T4F Entretenimento SA.......................................     215,500        328,655
*   Tecnisa SA..................................................   1,518,714        511,260
*   Terra Santa Agro SA.........................................         800          2,673
    Trisul SA...................................................     219,400        271,935
    Tupy SA.....................................................     730,506      3,260,273
    Usinas Siderurgicas de Minas Gerais SA......................     566,200      1,524,846
    Vale SA, Sponsored ADR......................................  14,048,492    179,539,726
    Vale SA.....................................................  27,795,565    355,144,685
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................     617,637      2,795,914
*   Vulcabras Azaleia SA........................................      41,400         65,250
                                                                             --------------
TOTAL BRAZIL....................................................              1,406,371,666
                                                                             --------------
CHILE -- (1.3%)
    Besalco SA..................................................     512,877        469,487
    CAP SA......................................................   1,154,544     13,190,405
    Cementos BIO BIO SA.........................................     665,307        905,674
    Cencosud SA.................................................  14,786,503     28,053,531
*   Cia Pesquera Camanchaca SA..................................   1,334,309        140,109
*   Cia Sud Americana de Vapores SA.............................  54,421,171      1,737,171
    Cristalerias de Chile SA....................................     264,624      2,090,268
    Empresa Nacional de Telecomunicaciones SA...................     676,541      7,084,852
    Empresas CMPC SA............................................  11,266,670     37,923,747
    Empresas COPEC SA...........................................   2,575,783     32,325,639
    Empresas Hites SA...........................................   1,895,532      1,210,420
*   Empresas La Polar SA........................................  18,316,480        692,310
    Enel Americas SA, ADR.......................................   3,876,008     33,876,310
    Enel Americas SA............................................  26,545,785      4,658,152
    Enel Chile SA, ADR..........................................   2,519,077     12,670,957
    Grupo Security SA...........................................   3,661,063      1,489,182
    Inversiones Aguas Metropolitanas SA.........................   4,382,127      6,760,497
    Itau CorpBanca.............................................. 910,863,357      8,136,311
    Itau CorpBanca, ADR.........................................       3,677         48,996
#   Latam Airlines Group SA, Sponsored ADR......................     922,994      9,063,801
    Latam Airlines Group SA.....................................   1,753,047     17,385,526
    Masisa SA...................................................  39,714,473      2,862,632
    PAZ Corp. SA................................................   2,208,690      3,261,022
    Ripley Corp. SA.............................................  11,549,485      9,946,915
    Salfacorp SA................................................   3,686,682      4,828,122
    Sigdo Koppers SA............................................     196,163        371,589
*   SMU SA......................................................     449,171        118,709
    Sociedad Matriz SAAM SA.....................................  54,597,593      5,259,845
    Socovesa SA.................................................   5,535,586      3,254,864
    Vina Concha y Toro SA.......................................   1,552,271      3,268,180
                                                                             --------------
TOTAL CHILE.....................................................                253,085,223
                                                                             --------------
CHINA -- (16.9%)
#   361 Degrees International, Ltd..............................   6,238,000      1,373,111
*   A8 New Media Group, Ltd.....................................     986,000         33,467
    Agile Group Holdings, Ltd...................................  13,764,999     20,795,784
    Agricultural Bank of China, Ltd., Class H................... 130,489,000     60,310,160
    Air China, Ltd., Class H....................................  10,422,000     12,430,115
    Ajisen China Holdings, Ltd..................................   1,465,000        623,412
*   Aluminum Corp. of China, Ltd., Class H......................  19,804,000      7,703,087
    AMVIG Holdings, Ltd.........................................   3,673,100        889,980
    Angang Steel Co., Ltd., Class H.............................   6,478,640      4,359,240
*   Anton Oilfield Services Group...............................  11,998,000      1,654,306

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                    SHARES      VALUE>>
                                                                  ----------- ------------
CHINA -- (Continued)
     Asia Cement China Holdings Corp.............................   4,370,000 $  5,188,473
# *  Asian Citrus Holdings, Ltd..................................   4,633,000       66,441
     AVIC International Holdings, Ltd., Class H..................   2,272,000    1,435,548
     BAIC Motor Corp., Ltd., Class H.............................  12,237,500    8,590,333
     Bank of China, Ltd., Class H................................ 307,333,817  146,753,426
     Bank of Chongqing Co., Ltd., Class H........................   3,051,500    1,981,630
     Bank of Communications Co., Ltd., Class H...................  29,388,574   24,787,094
     Bank of Tianjin Co., Ltd., Class H..........................      29,000       16,623
*    Baoye Group Co., Ltd., Class H..............................   2,099,120    1,436,320
#    BBMG Corp., Class H.........................................  13,275,000    4,675,769
     Beijing Capital International Airport Co., Ltd., Class H....   3,930,000    3,498,423
#    Beijing Capital Land, Ltd., Class H.........................   6,287,060    2,637,170
# *  Beijing Enterprises Clean Energy Group, Ltd.................   4,880,000       78,458
     Beijing Enterprises Holdings, Ltd...........................   2,426,500   12,929,167
*    Beijing Enterprises Medical & Health Group, Ltd.............   3,048,000       94,040
#    Beijing North Star Co., Ltd., Class H.......................   3,694,000    1,466,071
*    Beijing Properties Holdings, Ltd............................     456,000       14,064
#    Beijing Urban Construction Design & Development Group Co.,
       Ltd., Class H.............................................      65,000       22,626
#    Best Pacific International Holdings, Ltd....................     210,000       78,963
     Bosideng International Holdings, Ltd........................   9,076,000    2,498,478
*    Boyaa Interactive International, Ltd........................   1,806,000      479,687
     Brilliance China Automotive Holdings, Ltd...................   6,956,000    7,662,354
     BYD Electronic International Co., Ltd.......................   2,661,500    4,771,520
     C C Land Holdings, Ltd......................................  19,499,429    4,501,595
     Cabbeen Fashion, Ltd........................................   1,005,000      298,403
*    Capital Environment Holdings, Ltd...........................   8,486,000      213,899
# *  CAR, Inc....................................................   1,718,000    1,391,506
# *  Carnival Group International Holdings, Ltd..................  14,690,000       89,882
     Carrianna Group Holdings Co., Ltd...........................   3,478,391      399,412
*    CECEP COSTIN New Materials Group, Ltd.......................     132,000        1,893
     Central China Real Estate, Ltd..............................   5,981,350    2,978,972
*    Century Sunshine Group Holdings, Ltd........................  12,740,000      349,621
*    CGN Meiya Power Holdings Co., Ltd...........................  12,014,000    1,801,532
     Changshouhua Food Co., Ltd..................................      91,000       38,514
*    Changyou.com, Ltd., ADR.....................................       2,306       44,852
#    Chaowei Power Holdings, Ltd.................................   4,715,000    2,170,244
*    Chigo Holding, Ltd..........................................  19,830,000      264,495
*    Chiho Environmental Group, Ltd..............................     518,000       74,009
     China Aerospace International Holdings, Ltd.................  15,130,000    1,043,761
     China Agri-Industries Holdings, Ltd.........................  16,891,500    5,444,634
#    China Aircraft Leasing Group Holdings, Ltd..................      49,000       56,235
     China Aoyuan Group, Ltd.....................................   9,176,000   11,138,098
*    China Beidahuang Industry Group Holdings, Ltd...............     408,000       11,841
     China BlueChemical, Ltd., Class H...........................  15,166,878    5,169,506
     China Cinda Asset Management Co., Ltd., Class H.............  50,276,000   13,408,089
     China CITIC Bank Corp., Ltd., Class H.......................  33,474,112   21,479,095
     China Coal Energy Co., Ltd., Class H........................  10,180,000    4,494,062
     China Communications Construction Co., Ltd., Class H........  23,080,327   22,230,537
     China Communications Services Corp., Ltd., Class H..........   9,655,071    7,787,149
     China Construction Bank Corp., Class H...................... 494,824,101  436,219,728
     China Dongxiang Group Co., Ltd..............................  19,415,000    2,873,699
     China Eastern Airlines Corp., Ltd., Class H.................   5,502,000    3,909,758
     China Electronics Optics Valley Union Holding Co., Ltd......   2,644,000      196,045
     China Energy Engineering Corp., Ltd., Class H...............   1,236,000      148,141
     China Everbright Bank Co., Ltd., Class H....................  11,539,000    5,699,335
     China Everbright, Ltd.......................................   7,131,869   13,001,805
     China Fiber Optic Network System Group, Ltd.................   3,598,000       96,316
     China Financial Services Holdings, Ltd......................   1,884,000      124,838

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
CHINA -- (Continued)
     China Galaxy Securities Co., Ltd., Class H.................. 11,765,500 $  7,709,284
*    China Glass Holdings, Ltd...................................  5,100,000      416,711
*    China Greenfresh Group Co., Ltd.............................  2,720,000      298,376
     China Hanking Holdings, Ltd.................................    127,000       16,182
#    China Harmony New Energy Auto Holding, Ltd..................  4,896,500    1,738,670
*    China High Precision Automation Group, Ltd..................    429,000       12,509
#    China High Speed Transmission Equipment Group Co., Ltd......  1,889,000    1,432,007
     China Hongqiao Group, Ltd................................... 10,475,000    8,635,065
     China Huarong Asset Management Co., Ltd., Class H........... 67,837,000   14,548,212
*    China Huiyuan Juice Group, Ltd..............................  5,210,483      251,597
#    China International Capital Corp., Ltd., Class H............  3,462,400    7,447,156
     China International Marine Containers Group Co., Ltd.,
       Class H...................................................  1,614,600    2,036,473
*    China ITS Holdings Co., Ltd.................................  1,707,147       52,788
     China Jinmao Holdings Group, Ltd............................ 23,178,580   15,028,314
     China Lesso Group Holdings, Ltd.............................  6,946,000    4,918,642
*    China Longevity Group Co., Ltd..............................  1,152,649       37,761
     China Machinery Engineering Corp., Class H..................  4,498,000    2,179,751
#    China Merchants Land, Ltd................................... 10,958,000    1,913,587
     China Merchants Port Holdings Co., Ltd......................  6,449,903   13,045,811
     China Merchants Securities Co., Ltd., Class H...............    222,000      303,887
     China Minsheng Banking Corp., Ltd., Class H................. 28,809,400   21,651,751
     China Mobile, Ltd........................................... 29,011,500  276,810,379
     China Mobile, Ltd., Sponsored ADR...........................  1,343,555   64,047,267
     China National Building Material Co., Ltd., Class H......... 31,301,250   29,132,559
     China New Town Development Co., Ltd......................... 11,705,522      279,800
     China NT Pharma Group Co., Ltd..............................     86,500        9,267
     China Oil & Gas Group, Ltd.................................. 11,660,000      715,024
     China Oilfield Services, Ltd., Class H......................  7,678,000    8,222,513
     China Oriental Group Co., Ltd...............................  6,528,000    4,008,658
     China Overseas Grand Oceans Group, Ltd...................... 12,582,500    6,709,999
     China Overseas Land & Investment, Ltd....................... 29,202,000  109,409,729
     China Petroleum & Chemical Corp., ADR.......................  1,082,399   83,063,284
     China Petroleum & Chemical Corp., Class H................... 73,021,575   56,132,329
*    China Properties Group, Ltd.................................  4,538,000      670,514
     China Railway Construction Corp., Ltd., Class H............. 13,191,014   15,586,768
     China Railway Group, Ltd., Class H.......................... 20,920,000   16,501,151
*    China Rare Earth Holdings, Ltd..............................  5,740,600      241,715
     China Reinsurance Group Corp., Class H...................... 17,570,000    3,584,985
     China Resources Cement Holdings, Ltd........................ 14,368,000   14,406,206
     China Resources Land, Ltd................................... 18,796,000   81,859,525
     China Resources Medical Holdings Co., Ltd...................    623,500      453,261
*    China Rundong Auto Group, Ltd...............................     22,000        3,368
*    China Saite Group Co., Ltd..................................    546,000       21,573
     China Sanjiang Fine Chemicals Co., Ltd......................  3,394,000      883,909
     China SCE Group Holdings, Ltd............................... 14,316,000    6,766,617
# *  China Shengmu Organic Milk, Ltd.............................    309,000       14,186
     China Shenhua Energy Co., Ltd., Class H..................... 23,531,500   52,086,043
     China Shineway Pharmaceutical Group, Ltd....................  1,055,000    1,055,095
# *  China Silver Group, Ltd.....................................  4,278,000      371,201
     China Singyes Solar Technologies Holdings, Ltd..............    953,400      120,317
     China South City Holdings, Ltd.............................. 30,906,000    4,690,555
     China Southern Airlines Co., Ltd., Class H.................. 11,774,000   10,236,095
     China Starch Holdings, Ltd.................................. 15,290,000      389,994
     China State Construction International Holdings, Ltd........  6,160,000    6,393,192
     China Sunshine Paper Holdings Co., Ltd......................  1,374,500      220,937
     China Taifeng Beddings Holdings, Ltd........................    640,000       16,521
     China Taiping Insurance Holdings Co., Ltd...................  3,069,600    9,335,021
     China Traditional Chinese Medicine Holdings Co., Ltd........     44,000       24,976
     China Travel International Investment Hong Kong, Ltd........ 19,141,631    4,424,087

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
CHINA -- (Continued)
#    China Unicom Hong Kong, Ltd., ADR...........................  5,927,101 $ 70,354,689
     China Vast Industrial Urban Development Co., Ltd............    498,000      214,575
     China XLX Fertiliser, Ltd...................................  1,072,000      382,659
# *  China Yurun Food Group, Ltd.................................  4,336,000      736,902
     China ZhengTong Auto Services Holdings, Ltd.................  7,878,000    4,370,273
     China Zhongwang Holdings, Ltd............................... 13,848,554    7,562,195
     Chongqing Machinery & Electric Co., Ltd., Class H...........  7,384,000      697,113
     Chongqing Rural Commercial Bank Co., Ltd., Class H.......... 21,368,000   12,499,550
*    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd...  1,188,000      104,688
     Chu Kong Shipping Enterprise Group Co., Ltd.................    526,000      120,029
     CIFI Holdings Group Co., Ltd................................ 14,666,000    9,745,627
*    CITIC Dameng Holdings, Ltd..................................  4,333,000      246,113
     CITIC Resources Holdings, Ltd...............................  9,744,000      920,505
     CITIC Securities Co., Ltd., Class H.........................  1,257,500    2,725,669
     CITIC, Ltd.................................................. 19,505,483   28,404,932
     Citychamp Watch & Jewellery Group, Ltd......................  1,596,000      354,237
     Clear Media, Ltd............................................    101,000       83,747
     CNOOC, Ltd.................................................. 90,082,000  163,618,954
     CNOOC, Ltd., Sponsored ADR..................................    199,068   36,166,674
*    Cogobuy Group...............................................    713,000      262,481
# *  Comba Telecom Systems Holdings, Ltd......................... 11,682,267    2,837,495
     Concord New Energy Group, Ltd............................... 35,200,000    1,727,307
*    Coolpad Group, Ltd..........................................  5,085,893       72,729
*    COSCO SHIPPING Development Co., Ltd., Class H...............  4,215,000      569,941
#    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....  6,372,000    4,119,856
     COSCO SHIPPING International Hong Kong Co., Ltd.............  4,282,000    1,491,669
     COSCO SHIPPING Ports, Ltd................................... 13,430,656   13,395,506
*    Coslight Technology International Group Co., Ltd............    978,000      286,717
     Cosmo Lady China Holdings Co., Ltd..........................    153,000       47,247
#    CPMC Holdings, Ltd..........................................  3,356,000    1,416,153
     CRCC High-Tech Equipment Corp., Ltd., Class H...............  1,883,500      478,200
#    CT Environmental Group, Ltd.................................  9,748,000      422,486
*    Ctrip.com International, Ltd., ADR..........................    312,304   13,756,991
*    DaChan Food Asia, Ltd.......................................  1,354,958       71,255
     Dah Chong Hong Holdings, Ltd................................  8,042,108    2,943,367
*    Daphne International Holdings, Ltd..........................  2,622,000       83,597
     Dawnrays Pharmaceutical Holdings, Ltd.......................    189,000       34,444
*    Digital China Holdings, Ltd.................................    323,000      154,101
*    Dongfang Electric Corp., Ltd., Class H......................    471,600      360,348
     Dongfeng Motor Group Co., Ltd., Class H..................... 12,986,000   12,616,127
     Dongyue Group, Ltd..........................................  4,662,000    3,398,664
*    Dynasty Fine Wines Group, Ltd...............................  8,362,600    1,535,048
     E-Commodities Holdings, Ltd.................................  4,884,000      343,155
     Embry Holdings, Ltd.........................................    539,000      157,614
     EVA Precision Industrial Holdings, Ltd......................  4,310,000      445,278
#    Everbright Securities Co., Ltd., Class H....................    995,000      955,874
*    Evergreen International Holdings, Ltd.......................    687,000       37,830
     Fantasia Holdings Group Co., Ltd............................ 12,997,015    2,465,609
     Far East Horizon, Ltd.......................................  4,615,000    5,129,915
     Fosun International, Ltd.................................... 11,099,183   17,241,497
#    Fufeng Group, Ltd...........................................  8,739,000    4,630,070
# *  GCL New Energy Holdings, Ltd................................  9,334,000      351,071
# *  GCL-Poly Energy Holdings, Ltd............................... 92,029,000    6,576,517
     Gemdale Properties & Investment Corp., Ltd.................. 15,276,000    2,048,508
#    Genertec Universal Medical Group Co., Ltd...................  4,271,500    3,405,829
     GF Securities Co., Ltd., Class H............................  4,127,000    5,587,115
*    Glorious Property Holdings, Ltd............................. 22,989,000    1,130,135
     Goldlion Holdings, Ltd......................................  1,962,000      799,427
     Goldpac Group, Ltd..........................................  1,145,000      321,250

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                       SHARES      VALUE>>
                                                                     ----------- ------------
CHINA -- (Continued)
# *  GOME Retail Holdings, Ltd......................................  80,257,000 $  9,217,186
#    Grand Baoxin Auto Group, Ltd...................................   4,723,500    1,655,252
#    Great Wall Motor Co., Ltd., Class H............................  16,351,500   13,315,040
     Greenland Hong Kong Holdings, Ltd..............................   7,541,575    3,100,181
     Greentown China Holdings, Ltd..................................   5,869,091    5,320,824
     Guangdong Yueyun Transportation Co., Ltd., Class H.............     225,000       91,480
#    Guangshen Railway Co., Ltd., Sponsored ADR.....................     319,904    5,870,238
#    Guangzhou Automobile Group Co., Ltd., Class H..................   8,892,000    9,576,922
     Guangzhou R&F Properties Co., Ltd., Class H....................   8,149,114   16,211,743
*    Guodian Technology & Environment Group Corp., Ltd., Class H....   1,412,000       64,811
*    Guolian Securities Co., Ltd., Class H..........................     171,500       62,485
#    Guorui Properties, Ltd.........................................   2,790,000      585,636
     Guotai Junan Securities Co., Ltd., Class H.....................     236,600      505,466
     Haitong Securities Co., Ltd., Class H..........................  11,612,800   14,976,959
*    Hanergy Thin Film Power Group, Ltd.............................  14,642,000    6,999,222
     Harbin Bank Co., Ltd., Class H.................................   1,489,000      341,509
#    Harbin Electric Co., Ltd., Class H.............................   5,567,474    2,982,327
# *  HC Group, Inc..................................................   1,447,000      738,779
*    Hengdeli Holdings, Ltd.........................................  13,844,000      723,882
*    Hi Sun Technology China, Ltd...................................   6,210,000    1,069,617
     Hilong Holding, Ltd............................................   5,833,000      706,372
     HKC Holdings, Ltd..............................................   1,208,155      972,175
*    Honghua Group, Ltd.............................................   5,861,000      501,076
     Honworld Group, Ltd............................................     547,500      307,708
     Hopefluent Group Holdings, Ltd.................................   1,624,000      487,039
     Hopson Development Holdings, Ltd...............................   5,194,000    5,703,508
# *  Hua Han Health Industry Holdings, Ltd..........................  23,012,000      466,412
#    Hua Hong Semiconductor, Ltd....................................   2,382,000    5,646,132
     Huaneng Renewables Corp., Ltd., Class H........................  33,002,000    9,513,148
     Huatai Securities Co., Ltd., Class H...........................   4,174,800    7,867,914
     Huishang Bank Corp., Ltd., Class H.............................   1,351,900      578,667
# *  Hydoo International Holding, Ltd...............................   1,112,000       53,695
     Industrial & Commercial Bank of China, Ltd., Class H........... 314,498,996  236,553,494
     Inner Mongolia Yitai Coal Co., Ltd., Class H...................      10,500        9,303
# *  Jiangnan Group, Ltd............................................  10,086,000      533,202
     Jiangxi Copper Co., Ltd., Class H..............................   5,828,000    7,730,670
#    Jiayuan International Group, Ltd...............................   3,504,000    1,568,253
     Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H........      37,000       16,459
#    Jingrui Holdings, Ltd..........................................   1,133,000      407,818
# *  JinkoSolar Holding Co., Ltd., ADR..............................     219,323    4,268,026
     Joy City Property, Ltd.........................................  10,296,000    1,469,061
     Ju Teng International Holdings, Ltd............................   6,520,249    1,906,933
     K Wah International Holdings, Ltd..............................   2,184,233    1,370,882
*    Kai Yuan Holdings, Ltd.........................................  41,600,000      287,474
     Kaisa Group Holdings, Ltd......................................   6,307,632    2,678,458
#    Kangda International Environmental Co., Ltd....................   4,786,000      671,654
     Kasen International Holdings, Ltd..............................     209,000      169,793
     Kingboard Holdings, Ltd........................................   5,960,345   19,433,535
     Kingboard Laminates Holdings, Ltd..............................     766,000      805,595
     Kunlun Energy Co., Ltd.........................................  23,804,000   25,178,875
     KWG Group Holdings, Ltd........................................   9,703,000   11,380,289
*    Labixiaoxin Snacks Group, Ltd..................................   2,175,000      121,615
     Lai Fung Holdings, Ltd.........................................     808,588    1,012,988
     Le Saunda Holdings, Ltd........................................     120,000       10,704
     Lee & Man Paper Manufacturing, Ltd.............................   2,802,000    2,274,357
     Legend Holdings Corp., Class H.................................     845,800    2,307,053
*    Leoch International Technology, Ltd............................   2,305,000      190,767
*    Lianhua Supermarket Holdings Co., Ltd., Class H................     529,000      105,992
     LK Technology Holdings, Ltd....................................     785,000       98,263

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                       SHARES      VALUE>>
                                                                     ----------- -----------
CHINA -- (Continued)
     Longfor Group Holdings, Ltd....................................   9,774,500 $36,141,432
     Lonking Holdings, Ltd..........................................  15,258,000   5,188,356
#    Maanshan Iron & Steel Co., Ltd., Class H.......................  13,546,000   6,244,135
     Maoye International Holdings, Ltd..............................   7,604,000     611,079
     Metallurgical Corp. of China, Ltd., Class H....................   7,884,000   2,182,285
     Min Xin Holdings, Ltd..........................................     708,418     445,240
*    Mingfa Group International Co., Ltd............................     608,000       4,363
     Minmetals Land, Ltd............................................  11,587,205   2,228,506
     MOBI Development Co., Ltd......................................     303,000      44,522
     Modern Land China Co., Ltd.....................................   2,673,200     443,959
# *  Munsun Capital Group, Ltd......................................   4,091,500      54,105
*    Nature Home Holding Co., Ltd...................................     668,000     118,356
*    New World Department Store China, Ltd..........................   3,343,000     703,397
     Nine Dragons Paper Holdings, Ltd...............................   9,899,000   9,161,905
# *  North Mining Shares Co., Ltd...................................   5,170,000      20,471
     NVC Lighting Holdings, Ltd.....................................   5,114,000     453,957
     Orient Securities Co., Ltd., Class H...........................     852,000     616,195
     Overseas Chinese Town Asia Holdings, Ltd.......................   1,014,000     430,323
     Ozner Water International Holding, Ltd.........................     349,000      72,114
# *  Panda Green Energy Group, Ltd..................................   3,744,000     158,220
     Parkson Retail Group, Ltd......................................   6,361,500     519,647
#    PAX Global Technology, Ltd.....................................   4,039,000   1,886,512
     People's Insurance Co. Group of China, Ltd. (The), Class H.....   4,446,000   1,820,586
     PetroChina Co., Ltd., ADR......................................      75,718   4,792,192
     PetroChina Co., Ltd., Class H.................................. 132,694,000  84,113,886
     PICC Property & Casualty Co., Ltd., Class H....................  15,719,000  17,660,766
     Poly Culture Group Corp., Ltd., Class H........................     297,300     350,138
     Poly Property Group Co., Ltd...................................  15,643,488   6,563,357
     Postal Savings Bank of China Co., Ltd., Class H................  12,790,000   7,783,098
     Pou Sheng International Holdings, Ltd..........................   5,061,000   1,187,636
     Powerlong Real Estate Holdings, Ltd............................  11,011,000   5,362,852
     Prosperity International Holdings HK, Ltd......................   1,612,000      38,837
*    PW Medtech Group, Ltd..........................................   1,439,000     245,556
*    Qingdao Port International Co., Ltd., Class H..................     484,000     336,185
     Qingling Motors Co., Ltd., Class H.............................   6,468,000   1,938,500
#    Qinhuangdao Port Co., Ltd., Class H............................     209,000      46,063
     Qunxing Paper Holdings Co., Ltd................................   5,020,071     241,891
*    Real Gold Mining, Ltd..........................................   3,137,500     105,186
     Red Star Macalline Group Corp., Ltd., Class H..................     984,743     933,690
     Regal International Airport Group Co., Ltd., Class H...........     729,000     590,652
*    Renhe Commercial Holdings Co., Ltd.............................  43,919,000   1,452,499
# *  REXLot Holdings, Ltd...........................................  67,831,618     181,581
*    Ronshine China Holdings, Ltd...................................   1,277,500   1,759,300
*    Royale Furniture Holdings, Ltd.................................     582,000      77,885
# *  Sany Heavy Equipment International Holdings Co., Ltd...........   4,972,000   2,378,511
#    Seaspan Corp...................................................     574,922   5,829,709
# *  Semiconductor Manufacturing International Corp.................  10,248,698  10,973,372
# *  Semiconductor Manufacturing International Corp., ADR...........     966,923   5,153,700
     Shandong Chenming Paper Holdings, Ltd., Class H................   2,097,227   1,088,765
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H..............     104,000      55,189
     Shanghai Electric Group Co., Ltd., Class H.....................   7,500,000   2,927,570
     Shanghai Industrial Holdings, Ltd..............................   3,809,918   8,961,143
#    Shanghai Industrial Urban Development Group, Ltd...............  12,082,000   2,419,667
     Shanghai Jin Jiang International Hotels Group Co., Ltd.,
       Class H......................................................   9,100,000   2,254,431
     Shanghai La Chapelle Fashion Co., Ltd., Class H................      81,000      41,409
     Shanghai Pharmaceuticals Holding Co., Ltd., Class H............   2,950,000   6,177,917
*    Shanghai Prime Machinery Co., Ltd., Class H....................   6,602,000     942,492
     Shengjing Bank Co., Ltd., Class H..............................     444,500     258,280
     Shenguan Holdings Group, Ltd...................................   3,610,000     185,806

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
CHINA -- (Continued)
     Shenzhen Investment, Ltd.................................... 25,444,650 $10,125,036
     Shimao Property Holdings, Ltd...............................  9,482,535  28,902,790
*    Shougang Concord International Enterprises Co., Ltd......... 54,246,416   2,214,175
     Shougang Fushan Resources Group, Ltd........................ 18,894,594   4,580,101
     Shui On Land, Ltd........................................... 28,914,303   7,045,373
# *  Shunfeng International Clean Energy, Ltd.................... 12,548,000     431,078
     Sihuan Pharmaceutical Holdings Group, Ltd...................  7,119,000   1,918,212
# *  Silver Grant International Industries, Ltd..................  6,324,804   1,211,008
     SIM Technology Group, Ltd...................................  7,297,000     274,753
# *  Sinofert Holdings, Ltd......................................  7,484,000     925,927
# *  Sinolink Worldwide Holdings, Ltd............................  9,156,508     900,854
     Sino-Ocean Group Holding, Ltd............................... 25,352,102  11,389,204
     Sinopec Engineering Group Co., Ltd., Class H................  6,411,500   6,200,086
     Sinopec Kantons Holdings, Ltd...............................  5,530,000   2,470,942
     Sinopec Shanghai Petrochemical Co., Ltd., Class H...........      2,000         906
     Sinotrans, Ltd., Class H.................................... 11,567,000   4,752,629
#    Sinotruk Hong Kong, Ltd.....................................  5,172,335  11,228,309
     Skyworth Digital Holdings, Ltd.............................. 13,555,083   4,007,147
*    SOHO China, Ltd............................................. 17,012,888   6,170,841
     Springland International Holdings, Ltd......................  4,416,000     923,238
*    SPT Energy Group, Inc.......................................  2,392,000     237,742
*    SRE Group, Ltd.............................................. 21,316,285     275,336
*    Starrise Media Holdings, Ltd................................    270,000      46,030
     Sun King Power Electronics Group............................    148,000      24,392
# *  Sunshine 100 China Holdings, Ltd............................    187,000      38,019
#    Tarena International, Inc., ADR.............................      2,806      14,254
*    Taung Gold International, Ltd...............................  5,980,000      33,520
     TCL Electronics Holdings, Ltd...............................  2,639,666   1,414,373
# *  Technovator International, Ltd..............................  2,134,000     307,577
*    Tenwow International Holdings, Ltd..........................  2,993,000      54,368
     Texhong Textile Group, Ltd..................................  1,049,500   1,421,939
     Tian An China Investment Co., Ltd...........................  4,449,000   2,443,778
#    Tian Ge Interactive Holdings, Ltd...........................    655,000     203,030
     Tiangong International Co., Ltd.............................  2,716,000     709,996
     Tianjin Port Development Holdings, Ltd...................... 15,187,657   1,762,646
#    Tianneng Power International, Ltd...........................  2,584,000   2,426,559
     Time Watch Investments, Ltd.................................     92,000      12,335
#    Tomson Group, Ltd...........................................  3,384,526   1,298,592
#    Tongda Group Holdings, Ltd.................................. 19,680,000   2,133,349
     Tonly Electronics Holdings, Ltd.............................     41,330      35,829
#    Top Spring International Holdings, Ltd......................    146,000      42,040
     TPV Technology, Ltd.........................................  6,438,496   1,495,338
     Trigiant Group, Ltd.........................................  2,750,000     497,816
     United Energy Group, Ltd....................................  3,434,000     643,983
*    V1 Group, Ltd...............................................  6,098,000     193,888
     Wasion Holdings, Ltd........................................  4,016,000   2,050,806
     Weiqiao Textile Co., Class H................................  3,211,000   1,297,941
     West China Cement, Ltd...................................... 23,346,000   3,279,725
     Wisdom Sports Group.........................................    440,000      29,758
     Xiamen International Port Co., Ltd., Class H................  8,442,000   1,207,052
*    Xinchen China Power Holdings, Ltd...........................  3,245,000     175,838
     Xingda International Holdings, Ltd..........................  6,739,842   2,141,404
     Xingfa Aluminium Holdings, Ltd..............................    435,000     366,168
     Xinhua Winshare Publishing and Media Co., Ltd., Class H.....  1,323,000   1,016,258
*    Xinjiang Xinxin Mining Industry Co., Ltd., Class H..........  2,068,000     179,374
     Xinyuan Real Estate Co., Ltd., ADR..........................    105,240     468,318
*    Yanchang Petroleum International, Ltd....................... 19,330,000     268,853
     Yanzhou Coal Mining Co., Ltd., Class H...................... 11,792,000  12,589,323
     Yip's Chemical Holdings, Ltd................................    842,000     287,908

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                    SHARES      VALUE>>
                                                                  ---------- --------------
CHINA -- (Continued)
# *  Youyuan International Holdings, Ltd.........................  3,645,251 $    1,115,565
*    YuanShengTai Dairy Farm, Ltd................................    363,000          8,423
     Yuexiu Property Co., Ltd.................................... 51,974,786     12,064,434
     Yuzhou Properties Co., Ltd.................................. 15,413,040      8,146,525
     Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H....    473,600        238,806
# *  Zhong An Real Estate, Ltd................................... 14,249,600        526,956
     Zhuhai Holdings Investment Group, Ltd.......................  1,404,000        156,082
     Zoomlion Heavy Industry Science and Technology Co., Ltd.,
       Class H...................................................  7,258,800      4,260,606
                                                                             --------------
TOTAL CHINA......................................................             3,215,127,304
                                                                             --------------
COLOMBIA -- (0.2%)
     Almacenes Exito SA..........................................  1,836,636      8,236,673
     Banco de Bogota SA..........................................      2,143         45,654
     Cementos Argos SA...........................................     76,280        190,390
*    Corp. Financiera Colombiana SA..............................     13,672        106,391
     Grupo Argos SA..............................................  1,497,443      8,521,751
     Grupo de Inversiones Suramericana SA........................  1,682,817     18,737,002
     Grupo Nutresa SA............................................    188,247      1,560,355
     Mineros SA..................................................    128,115         90,343
                                                                             --------------
TOTAL COLOMBIA...................................................                37,488,559
                                                                             --------------
CZECH REPUBLIC -- (0.2%)
     CEZ A.S.....................................................  1,651,447     38,466,566
                                                                             --------------
GREECE -- (0.0%)
     Aegean Airlines SA..........................................      4,638         43,858
*    Alpha Bank AE...............................................    121,090        188,522
     Bank of Greece..............................................     25,557        377,070
*    Ellaktor SA.................................................  1,001,517      1,924,607
*    Eurobank Ergasias SA........................................  3,358,252      2,813,648
     Fourlis Holdings SA.........................................     32,716        197,493
*    GEK Terna Holding Real Estate Construction SA...............     12,077         69,644
     Hellenic Petroleum SA.......................................     40,427        375,024
*    Intracom Holdings SA........................................    835,372        835,601
*    LAMDA Development SA........................................     24,397        186,266
     Mytilineos Holdings SA......................................     91,198        987,540
*    National Bank of Greece SA..................................  1,298,800      2,857,470
*    Piraeus Bank SA.............................................    233,708        476,433
     Terna Energy SA.............................................      7,594         59,320
                                                                             --------------
TOTAL GREECE.....................................................                11,392,496
                                                                             --------------
HUNGARY -- (0.3%)
     MOL Hungarian Oil & Gas P.L.C...............................  3,564,546     41,048,114
     OTP Bank P.L.C..............................................    131,267      5,837,571
     Richter Gedeon Nyrt.........................................    209,789      4,162,576
                                                                             --------------
TOTAL HUNGARY....................................................                51,048,261
                                                                             --------------
INDIA -- (13.3%)
*    5Paisa Capital, Ltd.........................................     37,764        156,184
     Aarti Drugs, Ltd............................................     16,264        145,021
     ACC, Ltd....................................................    399,879      9,383,844
     Adani Enterprises, Ltd......................................  1,573,170      2,865,268
*    Adani Gas, Ltd..............................................  3,374,526      6,403,489
*    Adani Green Energy, Ltd.....................................  2,292,136      1,310,974
*    Adani Power, Ltd............................................  5,015,882      3,214,479
*    Adani Transmissions, Ltd....................................    674,212      2,114,024
*    Aditya Birla Capital, Ltd...................................  2,509,481      3,524,078

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDIA -- (Continued)
*   Aditya Birla Fashion and Retail, Ltd........................    578,245 $  1,810,736
    Alembic, Ltd................................................    517,596      310,539
*   Allahabad Bank..............................................  1,291,820      866,874
    Allcargo Logistics, Ltd.....................................    507,319      783,707
    Ambuja Cements, Ltd.........................................  4,818,079   15,259,370
*   Amtek Auto, Ltd.............................................    941,223       38,161
    Anant Raj, Ltd..............................................    831,469      363,939
*   Andhra Bank.................................................  2,343,184      833,027
    Andhra Sugars, Ltd. (The)...................................     14,835       73,478
*   Anveshan Heavy Engineering, Ltd.............................     73,554      488,941
    Apar Industries, Ltd........................................    155,271    1,497,855
    Apollo Tyres, Ltd...........................................  3,968,756   11,719,512
*   Arvind Fashions, Ltd........................................    413,216    5,940,959
    Arvind, Ltd.................................................  2,290,392    2,731,525
    Ashiana Housing, Ltd........................................     51,567       86,774
    Ashoka Buildcon, Ltd........................................    601,302    1,070,277
    Astra Microwave Products, Ltd...............................    107,891      135,325
    Aurobindo Pharma, Ltd.......................................  1,151,205   13,521,573
*   Axis Bank, Ltd.............................................. 10,042,110  110,435,566
*   Bajaj Hindusthan Sugar, Ltd.................................  1,112,982      132,814
    Bajaj Holdings & Investment, Ltd............................    388,303   17,250,484
    Balmer Lawrie & Co., Ltd....................................    602,759    1,469,108
    Balrampur Chini Mills, Ltd..................................  2,398,306    5,210,923
    Banco Products India, Ltd...................................    125,222      266,861
*   Bank of Baroda..............................................  5,782,021    9,692,093
*   Bank of Maharashtra.........................................    969,657      251,827
    Bannari Amman Sugars, Ltd...................................        295        5,992
    BEML, Ltd...................................................    259,434    3,252,320
    Bharat Electronics, Ltd.....................................  6,189,860    7,746,604
    Bharat Heavy Electricals, Ltd...............................  6,623,591    6,728,794
    Bharti Airtel, Ltd.......................................... 17,589,710   80,864,400
    Bharti Infratel, Ltd........................................  1,288,478    4,864,950
    Birla Corp., Ltd............................................    181,577    1,309,101
    Bodal Chemicals, Ltd........................................    178,198      311,766
    Brigade Enterprises, Ltd....................................    282,044      914,670
    BSE, Ltd....................................................    106,298      948,454
    Can Fin Homes, Ltd..........................................    369,568    1,688,585
*   Canara Bank.................................................  1,877,228    7,008,925
    Capacit'e Infraprojects, Ltd................................     26,378       86,189
    Ceat, Ltd...................................................    367,118    5,548,505
*   Central Bank of India.......................................     70,316       31,773
    Century Textiles & Industries, Ltd..........................     12,794      168,767
*   CG Power and Industrial Solutions, Ltd......................  5,625,807    3,046,271
    Chambal Fertilizers & Chemicals, Ltd........................  1,839,878    4,109,983
    Chennai Super Kings Cricket, Ltd............................  5,080,767       30,819
    Cipla, Ltd..................................................    488,243    3,951,873
    City Union Bank, Ltd........................................  1,583,412    4,643,851
*   Claro India, Ltd............................................     81,406      117,509
*   Coffee Day Enterprises, Ltd.................................    140,892      527,517
    Container Corp. Of India, Ltd...............................    403,681    2,871,848
*   Corp. Bank..................................................  1,646,469      651,719
*   Cox & Kings Financial Service, Ltd..........................    447,522      243,534
    Cox & Kings, Ltd............................................  1,277,114    2,222,160
    Cyient, Ltd.................................................    124,698    1,057,282
    DB Corp., Ltd...............................................    134,428      361,848
*   DB Realty, Ltd..............................................    280,877       59,471
    DCB Bank, Ltd...............................................  2,729,055    8,308,041
    DCM Shriram, Ltd............................................    449,761    2,829,257
    Deepak Fertilisers & Petrochemicals Corp., Ltd..............    355,569      691,235

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDIA -- (Continued)
    Delta Corp., Ltd............................................     51,743 $   182,192
    Dewan Housing Finance Corp., Ltd............................  1,845,369   3,525,275
    Dhampur Sugar Mills, Ltd....................................    276,624     886,615
    Digicontent, Ltd............................................    200,067      62,706
    Dilip Buildcon, Ltd.........................................      5,030      38,853
    Dish TV India, Ltd..........................................  2,132,040   1,103,450
*   Dishman Carbogen Amcis, Ltd.................................    939,398   3,078,990
    DLF, Ltd....................................................  5,287,405  13,084,507
    Dr Reddy's Laboratories, Ltd., ADR..........................    263,337  11,031,187
    Dr Reddy's Laboratories, Ltd................................    496,386  20,893,357
    eClerx Services, Ltd........................................      2,417      39,789
    Edelweiss Financial Services, Ltd...........................  1,092,164   2,338,218
    EID Parry India, Ltd........................................  1,017,629   2,830,173
    EIH, Ltd....................................................    770,630   2,091,826
    Electrosteel Castings, Ltd..................................    948,259     266,594
    Engineers India, Ltd........................................    678,889   1,089,756
*   Eros International Media, Ltd...............................    366,181     376,137
    Essel Propack, Ltd..........................................  1,207,533   2,351,732
    Excel Industries, Ltd.......................................      1,169      17,793
*   FDC, Ltd....................................................     66,849     168,893
    Federal Bank, Ltd........................................... 13,994,525  18,688,672
    Finolex Cables, Ltd.........................................    508,817   3,220,523
    Finolex Industries, Ltd.....................................    127,851     852,131
    Firstsource Solutions, Ltd..................................  2,891,369   2,110,350
*   Fortis Healthcare, Ltd......................................  2,206,119   4,406,880
*   Future Enterprises, Ltd.....................................  1,595,393     780,279
*   Future Retail, Ltd..........................................    408,418   2,446,688
    GAIL India, Ltd.............................................  7,319,114  37,378,403
    Gateway Distriparks, Ltd....................................    387,484     737,384
    Gati, Ltd...................................................    614,254     717,203
    General Insurance Corp. of India............................     52,226     180,187
    GHCL, Ltd...................................................    401,634   1,446,957
    GIC Housing Finance, Ltd....................................    173,759     645,353
    Glenmark Pharmaceuticals, Ltd...............................    793,749   7,238,963
    GOCL Corp., Ltd.............................................      1,597       7,485
*   Godawari Power and Ispat, Ltd...............................     28,059      88,999
    Godfrey Phillips India, Ltd.................................     70,572   1,116,926
    Granules India, Ltd.........................................  2,038,393   3,278,183
    Grasim Industries, Ltd......................................  2,263,752  29,319,512
    Great Eastern Shipping Co., Ltd. (The)......................    831,168   3,444,348
    Greaves Cotton, Ltd.........................................    340,138     728,963
    Greenply Industries, Ltd....................................      9,992      24,302
*   GTL Infrastructure, Ltd.....................................    591,437       7,661
    Gujarat Alkalies & Chemicals, Ltd...........................    278,639   1,927,835
    Gujarat Ambuja Exports, Ltd.................................    143,135     432,110
    Gujarat Fluorochemicals, Ltd................................    389,580   5,856,348
    Gujarat Mineral Development Corp., Ltd......................  1,179,090   1,253,599
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........    677,138   3,040,102
    Gujarat Pipavav Port, Ltd...................................    297,915     375,588
    Gujarat State Fertilizers & Chemicals, Ltd..................  2,160,587   3,054,659
    Gujarat State Petronet, Ltd.................................  2,069,544   5,892,607
    HBL Power Systems, Ltd......................................    233,016      80,177
    HCL Technologies, Ltd.......................................     79,232   1,344,680
    HeidelbergCement India, Ltd.................................    396,490   1,040,347
    Hikal, Ltd..................................................    308,026     784,656
    HIL, Ltd....................................................     19,693     524,009
    Himachal Futuristic Communications, Ltd.....................  8,946,866   2,843,740
    Himatsingka Seide, Ltd......................................    387,504   1,186,150
    Hindalco Industries, Ltd.................................... 12,648,144  37,412,552

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDIA -- (Continued)
    Hinduja Global Solutions, Ltd...............................     74,046 $   658,028
    Honda SIEL Power Products, Ltd..............................      3,435      52,211
*   Housing Development & Infrastructure, Ltd...................  4,112,310   1,366,091
    HSIL, Ltd...................................................    460,561   1,780,068
    HT Media, Ltd...............................................    800,270     451,461
    Huhtamaki PPL, Ltd..........................................      6,622      21,427
    I G Petrochemicals, Ltd.....................................     19,941      84,375
    ICICI Bank, Ltd., Sponsored ADR.............................  7,765,802  88,918,431
*   IDFC First Bank, Ltd........................................ 12,664,396   9,051,501
    IDFC, Ltd................................................... 10,842,370   6,222,209
*   IFCI, Ltd...................................................  8,590,624   1,309,601
    IIFL Holdings, Ltd..........................................  2,626,942  16,283,196
*   IL&FS Transportation Networks, Ltd..........................    529,814      37,769
    India Cements, Ltd. (The)...................................  3,596,922   5,521,509
    India Glycols, Ltd..........................................    118,892     433,279
    Indiabulls Housing Finance, Ltd.............................  3,206,046  31,870,179
    Indiabulls Integrated Services, Ltd.........................      2,045       8,814
*   Indiabulls Real Estate, Ltd.................................  2,831,621   4,636,238
*   Indian Bank.................................................    746,740   2,716,370
    Indian Hotels Co., Ltd. (The)...............................  3,280,419   7,263,741
    Indian Hume Pipe Co., Ltd...................................      2,945      11,264
    Indo Count Industries, Ltd..................................    394,566     230,794
    Indoco Remedies, Ltd........................................     52,819     151,153
    INEOS Styrolution India, Ltd................................     32,615     256,010
    Infibeam Avenues, Ltd.......................................    734,288     440,563
    Infosys, Ltd................................................    686,667   7,371,460
    Ingersoll-Rand India, Ltd...................................     49,395     431,889
*   Inox Leisure, Ltd...........................................     18,187      81,924
*   Inox Wind, Ltd..............................................     45,583      42,016
    Insecticides India, Ltd.....................................     13,709     123,262
*   Intellect Design Arena, Ltd.................................    387,096   1,254,848
*   International Paper APPM, Ltd...............................     25,252     160,708
    ITD Cementation India, Ltd..................................    169,769     302,561
    J Kumar Infraprojects, Ltd..................................    162,706     282,309
    Jagran Prakashan, Ltd.......................................    460,647     752,301
    Jai Corp., Ltd..............................................    581,912     973,152
    Jain Irrigation Systems, Ltd................................  4,545,937   3,544,669
*   Jaiprakash Associates, Ltd.................................. 12,787,902     993,821
*   Jammu & Kashmir Bank, Ltd. (The)............................  3,109,430   2,702,098
*   Jaypee Infratech, Ltd.......................................  1,697,229      56,164
    JB Chemicals & Pharmaceuticals, Ltd.........................    390,870   1,936,849
    Jindal Poly Films, Ltd......................................    212,093     769,993
    Jindal Saw, Ltd.............................................  2,045,495   2,387,439
*   Jindal Stainless Hisar, Ltd.................................     10,311      12,904
*   Jindal Stainless, Ltd.......................................    222,465     119,053
*   Jindal Steel & Power, Ltd...................................  4,313,643  11,053,396
    JK Cement, Ltd..............................................    205,774   2,690,302
    JK Lakshmi Cement, Ltd......................................    398,674   2,126,686
    JK Paper, Ltd...............................................    912,990   1,809,531
    JK Tyre & Industries, Ltd...................................  1,011,114   1,260,610
    JM Financial, Ltd...........................................  3,377,135   4,323,275
    JMC Projects India, Ltd.....................................    131,140     213,956
*   JSW Energy, Ltd.............................................  5,211,739   5,214,459
    JSW Steel, Ltd.............................................. 12,679,661  56,519,231
    Jubilant Life Sciences, Ltd.................................  1,061,040  10,057,616
    Kalpataru Power Transmission, Ltd...........................    674,556   4,516,943
    Kalyani Steels, Ltd.........................................     81,065     228,566
    Karnataka Bank, Ltd. (The)..................................  2,633,673   4,791,133
    Karur Vysya Bank, Ltd. (The)................................  3,026,301   3,383,485

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
    Kaveri Seed Co., Ltd........................................    69,940 $   446,590
    KCP, Ltd. (The).............................................   226,777     290,184
*   Kiri Industries, Ltd........................................   121,540     948,536
    Kirloskar Brothers, Ltd.....................................    64,949     157,891
    Kirloskar Oil Engines, Ltd..................................   294,687     694,682
    KNR Constructions, Ltd......................................   166,080     573,299
    Kolte-Patil Developers, Ltd.................................   175,156     580,731
*   KPIT Engineering, Ltd....................................... 2,056,795   3,053,237
*   KPIT Technologies, Ltd...................................... 2,056,795   2,786,773
    KPR Mill, Ltd...............................................    33,394     287,014
    KRBL, Ltd...................................................    96,906     465,467
    L&T Finance Holdings, Ltd................................... 5,551,958  10,447,371
    Lakshmi Machine Works, Ltd..................................     1,659     137,825
*   Lakshmi Vilas Bank, Ltd. (The)..............................   673,471     728,806
    Larsen & Toubro, Ltd........................................ 2,728,847  52,883,406
    Laurus Labs, Ltd............................................    42,971     237,173
    LG Balakrishnan & Bros, Ltd.................................    18,860      99,530
    LIC Housing Finance, Ltd.................................... 2,997,338  21,397,631
    Linde India, Ltd............................................    60,036     415,114
    LT Foods, Ltd...............................................   835,299     412,080
    Lumax Auto Technologies, Ltd................................    31,726      55,934
    Lupin, Ltd.................................................. 2,218,773  27,793,810
    Magma Fincorp, Ltd..........................................   420,814     753,344
    Maharashtra Scooters, Ltd...................................     6,710     352,552
    Maharashtra Seamless, Ltd...................................   186,256   1,272,206
    Mahindra & Mahindra Financial Services, Ltd................. 2,045,375  11,731,903
    Mahindra & Mahindra, Ltd.................................... 5,958,500  55,358,620
*   Mahindra CIE Automotive, Ltd................................   135,869     445,985
    Mahindra Lifespace Developers, Ltd..........................   254,946   1,397,880
    Maithan Alloys, Ltd.........................................    17,220     127,777
*   Majesco, Ltd................................................    15,115     113,490
    Man Infraconstruction, Ltd..................................   232,063     117,220
    Manappuram Finance, Ltd..................................... 6,463,052  10,935,120
    Mangalam Cement, Ltd........................................     7,882      31,961
    Manpasand Beverages Ltd.....................................    61,017      95,801
    Marksans Pharma, Ltd........................................ 1,625,109     550,585
    Mastek, Ltd.................................................   106,954     736,085
*   Max India, Ltd..............................................   489,573     494,034
    McLeod Russel India, Ltd....................................   509,828     447,197
    Meghmani Organics, Ltd......................................   977,465     933,530
    Merck, Ltd..................................................    59,636   3,189,054
    Mirza International, Ltd....................................    72,490      56,718
    MOIL, Ltd...................................................   460,725   1,015,997
    Monte Carlo Fashions, Ltd...................................     5,789      26,789
    Motilal Oswal Financial Services, Ltd.......................     4,389      44,738
    Mphasis, Ltd................................................   501,866   6,959,948
    MPS, Ltd....................................................     3,844      26,822
    MRF, Ltd....................................................    11,739   8,970,331
    Munjal Showa, Ltd...........................................    11,077      24,772
    Muthoot Finance, Ltd........................................   957,558   8,221,854
*   Nagarjuna Fertilizers & Chemicals, Ltd......................   597,736      53,282
    National Aluminium Co., Ltd................................. 5,916,629   4,424,369
    National Fertilizers, Ltd...................................    33,882      17,427
    Nava Bharat Ventures, Ltd...................................   711,659   1,043,935
    Navin Fluorine International, Ltd...........................    19,225     185,582
    NCC, Ltd.................................................... 7,162,268  10,214,207
*   Neuland Laboratories, Ltd...................................     2,923      29,781
*   NIIT, Ltd...................................................   894,660   1,353,800
    Nilkamal, Ltd...............................................    58,652   1,120,342

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDIA -- (Continued)
    NOCIL, Ltd..................................................    551,407 $  1,062,826
    Nucleus Software Exports, Ltd...............................     25,508      138,622
    Oberoi Realty, Ltd..........................................    684,793    4,993,282
    Odisha Cement, Ltd..........................................    284,948    4,688,142
    Omaxe, Ltd..................................................    611,880    1,828,061
    Orient Cement, Ltd..........................................    621,657      941,155
*   Oriental Bank of Commerce...................................    975,550    1,348,820
    Parag Milk Foods, Ltd.......................................    103,725      358,621
    PC Jeweller, Ltd............................................  2,648,612    4,521,228
    Persistent Systems, Ltd.....................................    302,263    2,759,880
    Petronet LNG, Ltd...........................................  4,844,788   16,735,162
    Phillips Carbon Black, Ltd..................................    526,465    1,191,221
    Piramal Enterprises, Ltd....................................    726,943   24,579,979
    PNB Housing Finance, Ltd....................................    128,312    1,307,150
    PNC Infratech, Ltd..........................................    265,114      573,791
    Polyplex Corp., Ltd.........................................     87,179      642,453
    Power Finance Corp., Ltd....................................  7,489,036   12,414,161
    Power Mech Projects, Ltd....................................     22,671      289,418
*   Prabhat Dairy, Ltd..........................................    136,781      137,055
    Praj Industries, Ltd........................................    913,652    1,793,787
*   Prakash Industries, Ltd.....................................    651,250      651,110
    Prestige Estates Projects, Ltd..............................    601,586    2,279,846
    PTC India Financial Services, Ltd...........................  2,742,677      640,954
    PTC India, Ltd..............................................  2,964,013    2,940,833
*   Punjab National Bank........................................  9,035,323   11,049,110
    Puravankara, Ltd............................................    495,974      520,630
    Quick Heal Technologies, Ltd................................     66,350      199,978
    Rain Industries Ltd.........................................    885,256    1,459,084
    Rajesh Exports, Ltd.........................................    562,821    5,421,775
    Rallis India, Ltd...........................................    449,676      956,924
    Ramco Industries, Ltd.......................................    133,835      401,509
*   Ramco Systems, Ltd..........................................     20,610       65,809
    Ramkrishna Forgings, Ltd....................................     30,402      222,902
    Rashtriya Chemicals & Fertilizers, Ltd......................  2,038,995    1,672,342
    Ratnamani Metals & Tubes, Ltd...............................      6,971       88,317
    Raymond, Ltd................................................    453,217    5,031,931
    REC, Ltd....................................................  9,747,321   20,651,086
    Redington India, Ltd........................................  2,467,332    3,658,934
    Reliance Capital, Ltd.......................................  1,546,388    2,911,894
*   Reliance Communications, Ltd................................  9,652,161      257,167
    Reliance Home Finance, Ltd..................................  1,766,396      658,129
#   Reliance Industries, Ltd., GDR..............................     98,068    3,949,084
    Reliance Industries, Ltd.................................... 34,682,789  694,642,069
    Reliance Industries, Ltd., GDR..............................     14,730      589,936
*   Reliance Power, Ltd.........................................  8,848,791      762,616
    Repco Home Finance, Ltd.....................................    349,634    2,103,578
    Rico Auto Industries, Ltd...................................    173,157      159,568
*   Ruchi Soya Industries, Ltd..................................    456,150       49,176
    S Chand & Co., Ltd..........................................      5,198       11,082
    Sadbhav Engineering, Ltd....................................     53,649      184,960
*   Sanghi Industries, Ltd......................................    133,780      117,693
    Sarda Energy & Minerals, Ltd................................     55,259      220,265
    Sasken Technologies, Ltd....................................     19,299      209,389
*   Sequent Scientific, Ltd.....................................    503,560      501,851
    Seshasayee Paper & Boards, Ltd..............................     11,959      154,830
    Sharda Cropchem, Ltd........................................     28,099      147,270
*   Shilpa Medicare, Ltd........................................      4,373       24,422
*   Shipping Corp. of India, Ltd................................  1,519,213      754,285
*   Shree Renuka Sugars, Ltd....................................    334,703       51,740

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
INDIA -- (Continued)
     Shriram City Union Finance, Ltd.............................     26,024 $   614,725
     Shriram Transport Finance Co., Ltd..........................  1,388,143  22,154,358
*    Sical Logistics, Ltd........................................      3,268       5,575
     Simplex Infrastructures, Ltd................................     88,696     204,161
     Sintex Industries, Ltd......................................  1,475,571     167,667
*    Sintex Plastics Technology, Ltd.............................  4,798,319   1,235,337
     Siyaram Silk Mills, Ltd.....................................      5,861      30,033
     SML ISUZU, Ltd..............................................     16,035     182,202
     Sobha, Ltd..................................................    788,048   5,419,459
*    Solara Active Pharma Sciences, Ltd..........................      1,685       9,253
     Somany Ceramics, Ltd........................................     18,040     110,209
     South Indian Bank, Ltd. (The)............................... 11,308,588   2,521,920
     Srei Infrastructure Finance, Ltd............................  1,890,601     705,785
     SRF, Ltd....................................................    223,833   8,255,574
     Srikalahasthi Pipes, Ltd....................................     77,761     243,357
     Star Cement, Ltd............................................    104,969     159,511
*    State Bank of India......................................... 10,858,864  48,614,244
*    Steel Authority of India, Ltd...............................  4,978,791   3,996,101
     Strides Pharma Science, Ltd.................................    488,075   3,367,588
     Sun Pharmaceutical Industries, Ltd..........................  4,862,927  31,872,729
     Sunteck Realty, Ltd.........................................    278,532   1,858,161
     Surya Roshni, Ltd...........................................    119,025     409,152
     Sutlej Textiles and Industries, Ltd.........................      7,506       4,042
     Suven Life Sciences, Ltd....................................     70,978     269,595
*    Syndicate Bank..............................................  2,092,900   1,127,752
     TAKE Solutions, Ltd.........................................    549,686   1,159,937
     Tamil Nadu Newsprint & Papers, Ltd..........................    298,482     827,995
     Tata Chemicals, Ltd.........................................    779,795   6,455,251
     Tata Global Beverages, Ltd..................................  3,294,311   9,907,338
# *  Tata Motors, Ltd., Sponsored ADR............................    103,766   1,597,996
*    Tata Motors, Ltd............................................ 20,086,473  62,015,439
     Tata Steel, Ltd.............................................  5,048,396  40,621,270
     Tech Mahindra, Ltd..........................................    694,611   8,352,882
*    Techno Electric & Engineering Co., Ltd......................     51,972     177,754
*    Tejas Networks, Ltd.........................................    119,614     326,320
     Texmaco Rail & Engineering, Ltd.............................    477,074     464,593
     Thirumalai Chemicals, Ltd...................................    160,281     198,451
     Thomas Cook India, Ltd......................................     60,365     216,148
*    TI Financial Holdings, Ltd..................................    490,492   3,655,039
     Tide Water Oil Co India, Ltd................................      2,390     172,368
     Time Technoplast, Ltd.......................................  1,163,979   1,522,395
     Tinplate Co. of India, Ltd. (The)...........................    292,174     600,741
     Titagarh Wagons, Ltd........................................    207,006     184,615
     Tourism Finance Corp. of India, Ltd.........................     31,946      52,017
     Transport Corp. of India, Ltd...............................    155,588     649,040
     Trident, Ltd................................................    824,020     776,592
     Triveni Engineering & Industries, Ltd.......................    408,524     385,764
     Tube Investments of India, Ltd..............................    473,033   2,584,966
     TV Today Network, Ltd.......................................     29,230     129,434
*    TV18 Broadcast, Ltd.........................................  6,730,550   3,040,493
     TVS Srichakra, Ltd..........................................      1,572      48,916
*    UCO Bank....................................................  2,330,376     600,251
     Uflex, Ltd..................................................    378,232   1,240,527
     UFO Moviez India, Ltd.......................................     21,281      67,351
     Unichem Laboratories, Ltd...................................    329,973     907,130
*    Union Bank of India.........................................  2,045,981   2,448,334
*    Unitech, Ltd................................................ 11,023,990     206,067
*    Usha Martin, Ltd............................................    368,127     172,616
     VA Tech Wabag, Ltd..........................................    189,424     781,167

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES       VALUE>>
                                                                 ----------- --------------
INDIA -- (Continued)
    Vadafone Idea, Ltd..........................................  46,457,267 $   10,319,570
    Vardhman Textiles, Ltd......................................     237,835      3,839,775
    Vedanta, Ltd................................................  19,112,519     46,023,530
    Vedanta, Ltd., ADR..........................................     896,603      8,571,528
    Vindhya Telelinks, Ltd......................................      22,265        416,340
    Visaka Industries, Ltd......................................      17,061         97,375
*   Vodafone Idea, Ltd..........................................  20,291,680      4,477,915
    Welspun Corp., Ltd..........................................     961,041      1,842,180
    Welspun Enterprises, Ltd....................................     669,556      1,081,830
    Welspun India, Ltd..........................................   1,732,918      1,323,775
    West Coast Paper Mills, Ltd.................................     190,931        671,318
    Wipro, Ltd..................................................  11,623,435     49,950,335
*   Wockhardt, Ltd..............................................     316,401      1,872,533
    Yes Bank, Ltd...............................................  20,223,842     48,505,828
*   Zee Media Corp., Ltd........................................     374,089         79,844
    Zensar Technologies, Ltd....................................     834,111      2,790,739
*   Zuari Agro Chemicals, Ltd...................................      23,149         58,422
                                                                             --------------
TOTAL INDIA.....................................................              2,526,657,605
                                                                             --------------
INDONESIA -- (2.7%)
    Adaro Energy Tbk PT......................................... 205,631,200     18,864,180
    Adhi Karya Persero Tbk PT...................................  25,122,600      3,072,823
*   Agung Podomoro Land Tbk PT..................................  83,425,700      1,012,792
    AKR Corporindo Tbk PT.......................................   1,265,700        395,687
*   Alam Sutera Realty Tbk PT................................... 163,979,200      3,865,007
    Aneka Tambang Tbk PT........................................ 108,397,777      6,598,741
    Asahimas Flat Glass Tbk PT..................................   4,414,900      1,750,926
    Astra Agro Lestari Tbk PT...................................   4,173,267      3,185,594
    Astra Graphia Tbk PT........................................     436,900         38,960
    Astra International Tbk PT..................................   6,250,700      3,346,114
    Astra Otoparts Tbk PT.......................................     614,000         67,659
*   Astrindo Nusantara Infrastructure Tbk PT.................... 119,031,500        417,260
*   Bakrie and Brothers Tbk PT..................................   5,548,865         19,472
*   Bakrie Telecom Tbk PT....................................... 160,430,200         56,291
*   Bank Bukopin Tbk............................................  53,579,833      1,173,813
    Bank Danamon Indonesia Tbk PT...............................  30,265,454     18,805,800
    Bank Mandiri Persero Tbk PT................................. 139,635,462     76,073,939
    Bank Negara Indonesia Persero Tbk PT........................  97,785,841     65,991,534
*   Bank Pan Indonesia Tbk PT................................... 102,406,801      9,306,852
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........  35,943,500      5,125,534
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................  32,278,300      1,540,991
*   Bank Permata Tbk PT.........................................  17,865,700      1,179,326
    Bank Tabungan Negara Persero Tbk PT.........................  53,985,527      9,613,294
    Barito Pacific Tbk PT.......................................  41,511,700     11,747,560
    Bekasi Fajar Industrial Estate Tbk PT.......................  60,308,300      1,253,603
*   Berlian Laju Tanker Tbk PT.................................. 128,161,466        449,689
    BISI International Tbk PT...................................  13,394,400      1,409,459
    Blue Bird Tbk PT............................................      58,800         13,576
*   Buana Lintas Lautan Tbk PT..................................   7,179,500         99,346
*   Bumi Serpong Damai Tbk PT...................................  79,997,800      8,064,055
*   Centratama Telekomunikasi Indonesia Tbk PT..................   6,763,500         41,305
    Ciputra Development Tbk PT.................................. 157,343,578     12,483,994
*   City Retail Developments Tbk PT.............................   1,000,000          9,131
*   Clipan Finance Indonesia Tbk PT.............................   1,352,100         31,545
*   Delta Dunia Makmur Tbk PT...................................  36,250,300      1,374,933
*   Eagle High Plantations Tbk PT............................... 121,823,200      1,367,123
    Elnusa Tbk PT...............................................  59,038,100      1,597,392
*   Energi Mega Persada Tbk PT..................................  11,397,301         48,012
    Erajaya Swasembada Tbk PT...................................  18,961,200      1,931,342

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES      VALUE>>
                                                                 ----------- -----------
INDONESIA -- (Continued)
*   Gajah Tunggal Tbk PT........................................  22,458,400 $ 1,167,237
*   Garuda Indonesia Persero Tbk PT.............................  44,829,481   1,466,327
    Global Mediacom Tbk PT...................................... 116,334,000   3,283,514
*   Hanson International Tbk PT.................................  42,319,300     294,007
    Harum Energy Tbk PT.........................................  11,545,600   1,086,813
    Hexindo Adiperkasa Tbk PT...................................     721,744     157,011
    Indah Kiat Pulp & Paper Corp. Tbk PT........................  34,810,100  18,096,003
    Indika Energy Tbk PT........................................  20,402,200   2,444,784
    Indo Tambangraya Megah Tbk PT...............................   4,231,200   5,714,003
    Indofood Sukses Makmur Tbk PT...............................  60,822,600  29,697,432
    Indomobil Multi Jasa Tbk PT.................................   1,109,800      48,308
    Indomobil Sukses Internasional Tbk PT.......................   1,420,400     280,361
*   Indo-Rama Synthetics Tbk PT.................................     180,100      59,100
    Industri dan Perdagangan Bintraco Dharma Tbk PT.............     621,900     113,538
*   Intiland Development Tbk PT.................................  93,291,800   2,171,566
    Japfa Comfeed Indonesia Tbk PT..............................  37,729,250   4,134,548
    Jaya Real Property Tbk PT................................... 111,025,100   4,636,851
*   Kawasan Industri Jababeka Tbk PT............................ 263,200,556   4,619,913
    KMI Wire & Cable Tbk PT.....................................   7,493,500     232,345
*   Krakatau Steel Persero Tbk PT...............................   6,180,600     190,124
*   Lippo Cikarang Tbk PT.......................................   4,630,600     601,835
    Lippo Karawaci Tbk PT....................................... 189,951,449   4,364,582
    Malindo Feedmill Tbk PT.....................................  12,350,200   1,044,569
*   Matahari Putra Prima Tbk PT.................................   2,187,900      31,061
*   Medco Energi Internasional Tbk PT........................... 110,730,466   6,832,471
    Media Nusantara Citra Tbk PT................................  43,150,200   2,848,665
    Metrodata Electronics Tbk PT................................   5,464,850     414,352
*   MNC Investama Tbk PT........................................ 318,720,600   1,835,696
    Modernland Realty Tbk PT....................................  89,667,000   1,909,864
*   Multipolar Tbk PT...........................................  45,937,700     406,472
*   Multistrada Arah Sarana Tbk PT..............................   1,773,100     103,865
    Pabrik Kertas Tjiwi Kimia Tbk PT............................   2,824,400   1,999,037
    Pan Brothers Tbk PT.........................................  39,179,650   1,387,146
*   Panin Financial Tbk PT...................................... 202,496,000   5,746,950
*   Paninvest Tbk PT............................................  25,830,500   2,438,329
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......  48,369,784   3,701,189
    PP Persero Tbk PT...........................................  36,178,400   6,106,091
    PP Properti Tbk PT..........................................  29,431,800     301,487
    Puradelta Lestari Tbk PT....................................  23,048,100     413,885
    Ramayana Lestari Sentosa Tbk PT.............................  27,546,700   3,451,863
    Salim Ivomas Pratama Tbk PT.................................  45,823,200   1,332,173
    Sampoerna Agro PT...........................................  11,367,341   1,955,829
    Selamat Sempurna Tbk PT.....................................  23,068,400   2,428,639
    Semen Baturaja Persero Tbk PT...............................   7,305,800     502,617
    Semen Indonesia Persero Tbk PT..............................  19,945,300  18,933,830
*   Sentul City Tbk PT.......................................... 296,761,600   2,399,516
*   Siloam International Hospitals Tbk PT.......................   1,503,000     430,745
    Sinar Mas Agro Resources & Technology Tbk PT................   7,704,700   1,991,842
    Sri Rejeki Isman Tbk PT..................................... 146,730,000   3,459,947
    Summarecon Agung Tbk PT.....................................  20,050,500   1,574,388
*   Surya Esa Perkasa Tbk PT....................................   4,650,600     118,102
    Surya Semesta Internusa Tbk PT..............................  47,439,000   2,248,722
    Tempo Scan Pacific Tbk PT...................................   1,055,200     128,861
*   Tiga Pilar Sejahtera Food Tbk...............................  41,727,122     184,478
    Timah Tbk PT................................................  50,543,560   4,866,156
    Tiphone Mobile Indonesia Tbk PT.............................   7,827,700     370,638
*   Trada Alam Minera Tbk PT....................................  98,501,800     809,547
*   Trias Sentosa Tbk PT........................................     336,500       9,220
    Tunas Baru Lampung Tbk PT...................................  26,890,100   1,594,710

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- ------------
INDONESIA -- (Continued)
     Tunas Ridean Tbk PT.........................................  34,967,000 $  2,840,131
     Ultrajaya Milk Industry & Trading Co. Tbk PT................  19,136,500    1,719,835
     Unggul Indah Cahaya Tbk PT..................................     288,335      111,874
     United Tractors Tbk PT......................................  15,431,600   29,468,649
*    Vale Indonesia Tbk PT.......................................  24,058,000    5,156,759
*    Visi Media Asia Tbk PT......................................   7,098,000       67,273
     Waskita Beton Precast Tbk PT................................ 113,134,800    3,498,885
     Waskita Karya Persero Tbk PT................................  64,376,600    9,599,114
     Wijaya Karya Beton Tbk PT...................................  36,183,000    1,549,735
     Wijaya Karya Persero Tbk PT.................................  36,848,800    6,269,289
*    XL Axiata Tbk PT............................................  37,138,300    7,614,949
                                                                              ------------
TOTAL INDONESIA..................................................              512,494,301
                                                                              ------------
MALAYSIA -- (2.8%)
     Aeon Co. M Bhd..............................................   1,627,500      567,240
     AFFIN Bank Bhd..............................................  10,401,418    5,638,057
#    AirAsia Group Bhd...........................................  21,600,700   14,269,534
# *  AirAsia X Bhd...............................................   1,246,100       70,902
     Alliance Bank Malaysia Bhd..................................  15,072,700   14,810,560
     Allianz Malaysia Bhd........................................      67,900      223,395
     AMMB Holdings Bhd...........................................  20,478,562   22,139,260
#    Ann Joo Resources Bhd.......................................   2,197,300      935,909
     APM Automotive Holdings Bhd.................................     721,300      527,623
     Batu Kawan Bhd..............................................   2,000,350    8,129,136
*    Benalec Holdings Bhd........................................   2,321,900      115,263
*    Berjaya Assets Bhd..........................................     604,700       43,917
*    Berjaya Corp. Bhd...........................................  40,886,578    2,623,475
     Berjaya Food Bhd............................................     121,800       52,441
# *  Berjaya Land Bhd............................................  12,046,600      670,420
     BIMB Holdings Bhd...........................................   1,075,907    1,207,542
     Boustead Holdings Bhd.......................................  11,788,191    3,650,356
#    Boustead Plantations Bhd....................................   3,092,200      598,169
*    Bumi Armada Bhd.............................................  29,247,800    1,662,919
     Cahya Mata Sarawak Bhd......................................     401,600      324,473
     Can-One Bhd.................................................     401,400      311,760
#    CB Industrial Product Holding Bhd...........................   1,722,100      487,512
     Chin Teck Plantations BHD...................................     309,100      497,998
#    CIMB Group Holdings Bhd.....................................  58,737,666   74,917,155
     CJ Century Logistics Holdings Bhd, Class B..................      71,300        7,602
*    Coastal Contracts Bhd.......................................   2,691,400      683,858
     CSC Steel Holdings Bhd......................................   1,737,656      471,085
     Cypark Resources Bhd........................................     693,750      280,350
*    Dagang NeXchange Bhd........................................     909,800       61,740
*    Dayang Enterprise Holdings Bhd..............................   3,469,100    1,183,699
     DRB-Hicom Bhd...............................................   9,386,100    4,954,199
# *  Eastern & Oriental Bhd......................................  10,841,813    2,292,375
# *  Eco World Development Group Bhd.............................   4,264,100      954,718
#    Ekovest BHD.................................................  13,316,200    2,839,048
     Engtex Group Bhd............................................     775,500      156,658
     Evergreen Fibreboard Bhd....................................   6,661,289      604,743
     FAR East Holdings BHD.......................................   1,534,860    1,062,270
*    FGV Holdings Bhd............................................  21,118,000    6,375,879
#    Gabungan AQRS Bhd...........................................   3,962,274    1,438,787
     Gadang Holdings Bhd.........................................   5,114,000    1,021,540
     Gamuda Bhd..................................................  13,061,400   11,056,294
     Genting Bhd.................................................  22,808,200   38,854,763
     Genting Malaysia Bhd........................................  23,206,300   17,861,189
#    George Kent Malaysia Bhd....................................   3,849,400    1,174,957
     Glomac Bhd..................................................   4,821,890      443,860

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
MALAYSIA -- (Continued)
     GuocoLand Malaysia Bhd......................................  2,319,700 $   415,442
     HAP Seng Consolidated Bhd...................................  3,358,782   8,030,496
     Hap Seng Plantations Holdings Bhd...........................  2,818,200   1,129,058
#    Hengyuan Refining Co. Bhd...................................  1,136,100   1,629,073
     HeveaBoard Bhd..............................................  2,287,600     401,524
#    Hiap Teck Venture Bhd.......................................  9,625,500     641,059
     Hong Leong Financial Group Bhd..............................  2,908,334  13,519,207
     Hong Leong Industries Bhd...................................    379,600     970,211
*    Hua Yang Bhd................................................    581,410      54,197
     I-Bhd.......................................................     84,900       8,626
#    IGB Bhd.....................................................  3,067,495   2,016,170
     IJM Corp. Bhd............................................... 28,436,918  16,099,746
     Insas Bhd...................................................  5,629,600   1,083,857
#    IOI Properties Group Bhd....................................  8,273,625   2,742,793
*    Iris Corp. Bhd.............................................. 18,898,200     846,705
*    Iskandar Waterfront City Bhd................................  3,662,100     904,739
# *  JAKS Resources Bhd..........................................  7,885,900   1,460,199
     Jaya Tiasa Holdings Bhd.....................................  5,444,733     809,825
     JCY International Bhd.......................................  7,912,200     373,842
     Keck Seng Malaysia Bhd......................................  2,454,400   2,834,756
     Kenanga Investment Bank Bhd.................................  2,123,487     300,756
     Kimlun Corp. Bhd............................................    912,902     320,416
# *  KNM Group Bhd............................................... 24,453,390   1,275,362
*    Kretam Holdings Bhd.........................................  3,429,400     336,921
# *  KSL Holdings Bhd............................................  7,658,051   1,577,155
     Kumpulan Fima BHD...........................................  1,536,200     616,606
#    Kumpulan Perangsang Selangor Bhd............................  1,874,707     754,222
     Land & General Bhd.......................................... 31,014,620   1,204,690
*    Landmarks Bhd...............................................  2,119,208     245,877
     LBS Bina Group Bhd..........................................  8,370,780   1,244,631
# *  Lion Industries Corp. Bhd...................................  3,076,300     439,507
     Lotte Chemical Titan Holding Bhd............................    258,800     221,153
#    Magni-Tech Industries Bhd...................................     16,900      19,032
#    Magnum Bhd..................................................  6,044,000   3,554,610
     Mah Sing Group Bhd.......................................... 14,040,162   3,261,128
     Malayan Banking Bhd......................................... 10,883,301  24,352,505
     Malayan Flour Mills Bhd.....................................  4,901,775     888,553
*    Malayan United Industries Bhd...............................    881,500      39,484
     Malaysia Airports Holdings Bhd..............................    601,254   1,110,430
#    Malaysia Building Society Bhd............................... 14,808,404   3,565,622
*    Malaysia Marine and Heavy Engineering Holdings Bhd..........  2,335,400     443,890
*    Malaysian Bulk Carriers Bhd.................................  4,315,625     607,034
     Malaysian Pacific Industries Bhd............................    205,275     486,536
#    Malaysian Resources Corp. Bhd............................... 24,219,700   6,039,015
     Malton Bhd..................................................  3,899,500     571,562
     Matrix Concepts Holdings Bhd................................    683,200     317,546
#    MBM Resources BHD...........................................  1,944,003   1,415,854
# *  Media Prima Bhd.............................................  6,626,700     737,832
     Mega First Corp. Bhd........................................  1,864,700   1,782,491
     MISC Bhd.................................................... 12,569,904  20,999,544
     Mitrajaya Holdings Bhd......................................    496,730      47,446
*    MK Land Holdings Bhd........................................    224,000      10,031
     MKH Bhd.....................................................  4,298,778   1,417,488
#    MMC Corp. Bhd............................................... 10,572,580   2,685,320
# *  MNRB Holdings Bhd...........................................  5,589,959   1,378,820
*    MPHB Capital Bhd............................................    178,400      45,359
#    Muda Holdings Bhd...........................................  1,409,900     621,443
*    Mudajaya Group Bhd..........................................  4,766,526     375,536
     Muhibbah Engineering M Bhd..................................  4,202,300   2,901,446

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
MALAYSIA -- (Continued)
# *  Mulpha International Bhd....................................  1,983,560 $  1,156,838
*    Naim Holdings Bhd...........................................  2,121,850      570,224
*    OCK Group Bhd...............................................    108,300       13,513
#    Oriental Holdings BHD.......................................  3,258,979    5,351,583
#    OSK Holdings Bhd............................................ 11,566,506    2,756,857
     Pacific & Orient Bhd........................................    199,452       48,223
     Panasonic Manufacturing Malaysia Bhd........................    216,880    1,982,729
     Pantech Group Holdings Bhd..................................  4,490,772      625,000
     Paramount Corp. Bhd.........................................  1,758,925      900,727
*    Parkson Holdings Bhd........................................  4,355,328      268,915
#    Petron Malaysia Refining & Marketing Bhd....................    233,600      385,062
#    PIE Industrial Bhd..........................................    181,200       68,473
#    Pos Malaysia Bhd............................................  1,282,500      568,176
     PPB Group Bhd...............................................  4,206,039   19,047,025
     Protasco Bhd................................................  1,079,229       73,087
     RHB Bank Bhd................................................ 11,623,200   16,767,255
*    Rimbunan Sawit Bhd..........................................  6,810,000      402,020
*    Sapura Energy Bhd........................................... 41,938,100    3,287,300
#    Sarawak Oil Palms Bhd.......................................    677,967      429,276
     Selangor Dredging Bhd.......................................    623,900      104,894
     Selangor Properties Bhd.....................................     75,300      114,042
     Shangri-La Hotels Malaysia Bhd..............................    511,500      674,288
     SHL Consolidated Bhd........................................    178,600      106,316
     Sime Darby Bhd.............................................. 19,859,700   11,154,897
     Sime Darby Property Bhd.....................................  5,860,700    1,573,756
     SP Setia Bhd Group..........................................  8,245,073    4,525,423
     Star Media Group Bhd........................................  1,601,100      273,384
*    Sumatec Resources Bhd.......................................  2,855,100        6,946
     Sunway Bhd.................................................. 16,829,369    6,802,281
     Supermax Corp. Bhd..........................................  1,740,400      636,374
     Suria Capital Holdings Bhd..................................    989,280      340,101
     Ta Ann Holdings Bhd.........................................  2,438,126    1,386,573
     TA Enterprise Bhd........................................... 17,599,500    2,767,436
     TA Global Bhd............................................... 14,845,680      969,147
     Tan Chong Motor Holdings Bhd................................  3,394,200    1,337,599
     TDM Bhd.....................................................  7,441,814      377,818
     TH Plantations Bhd..........................................    849,700      111,397
     Thong Guan Industries Bhd...................................    114,200       74,358
     TIME dotCom Bhd.............................................  2,715,380    5,877,714
*    Tiong NAM Logistics Holdings................................  1,474,262      212,285
     Tropicana Corp. Bhd.........................................  7,650,546    1,609,703
     TSH Resources Bhd...........................................     95,400       23,804
     Tune Protect Group Bhd......................................  1,821,900      306,812
     UEM Edgenta Bhd.............................................  1,330,200      930,230
#    UEM Sunrise Bhd............................................. 18,699,245    4,209,449
#    United Malacca Bhd..........................................    960,500    1,245,255
     UOA Development Bhd.........................................  8,522,800    4,656,910
# *  Velesto Energy Bhd.......................................... 16,557,527    1,182,915
*    Vivocom International Holdings Bhd..........................  3,725,667       17,982
*    Vizione Holdings Bhd........................................  1,111,771      298,734
     VS Industry Bhd............................................. 16,271,100    4,495,542
*    Wah Seong Corp. Bhd.........................................  3,549,983      635,290
#    WCT Holdings Bhd............................................ 11,987,862    3,073,538
     WTK Holdings Bhd............................................  4,434,150      681,466
     Yinson Holdings Bhd.........................................    471,200      551,785
#    YNH Property Bhd............................................  5,092,450    2,046,591
     YTL Corp. Bhd............................................... 58,955,243   16,090,140
*    YTL Land & Development Bhd..................................    444,000       41,419
                                                                             ------------
TOTAL MALAYSIA...................................................             528,665,885
                                                                             ------------

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
MEXICO -- (3.2%)
     ALEATICA S.A.B. de C.V......................................     43,335 $     48,003
#    Alfa S.A.B. de C.V., Class A................................ 32,768,205   33,014,082
#    Alpek S.A.B. de C.V.........................................  4,125,775    5,059,897
     Arca Continental S.A.B. de C.V..............................  1,350,793    7,681,766
#    Banco del Bajio SA..........................................    818,806    1,760,037
     Banco Santander Mexico SA Institucion de Banca Multiple
       Grupo Financiero Santand, ADR.............................  2,006,184   16,912,131
     Banco Santander Mexico SA Institucion de Banca Multiple
       Grupo Financiero Santand, Class B.........................  5,479,867    9,200,679
#    Becle S.A.B. de C.V.........................................  1,245,274    1,921,996
*    Bio Pappel S.A.B. de C.V....................................    418,232      529,691
# *  Cemex S.A.B. de C.V.........................................  4,082,443    1,890,723
# *  Cemex S.A.B. de C.V., Sponsored ADR.........................  8,230,918   37,862,220
     Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............    108,685    6,968,882
     Coca-Cola Femsa S.A.B. de C.V...............................  1,106,840    7,040,011
     Consorcio ARA S.A.B. de C.V., Series *......................  8,345,931    2,223,204
*    Corp.Interamericana de Entretenimiento S.A.B. de C.V.,
       Class B...................................................  1,519,014    1,074,093
     Corp. Actinver S.A.B. de C.V................................    105,133       72,371
     Corpovael S.A. de C.V.......................................        800          633
     Credito Real S.A.B. de C.V. SOFOM ER........................  1,437,906    1,661,070
     Cydsa S.A.B. de C.V.........................................      5,874        8,614
#    Dine S.A.B. de C.V..........................................  1,027,267      536,182
#    El Puerto de Liverpool S.A.B. de C.V........................    729,806    4,721,204
     Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR....    673,264   65,703,833
*    Genomma Lab Internacional S.A.B. de C.V., Class B...........  1,430,400    1,145,361
     Gentera S.A.B. de C.V.......................................  1,760,597    1,609,429
*    Grupo Aeromexico S.A.B. de C.V..............................  1,712,815    1,741,930
#    Grupo Carso S.A.B. de C.V., Series A1.......................  5,636,112   21,881,175
#    Grupo Cementos de Chihuahua S.A.B. de C.V...................  2,025,875   11,603,144
     Grupo Comercial Chedraui S.A. de C.V........................  3,281,329    6,456,123
     Grupo Elektra S.A.B. de C.V.................................    243,767   12,987,020
*    Grupo Famsa S.A.B. de C.V., Class A.........................  2,095,552      718,497
     Grupo Financiero Banorte S.A.B. de C.V...................... 16,569,450  104,987,268
     Grupo Financiero Inbursa S.A.B. de C.V...................... 15,558,740   23,775,854
*    Grupo Gigante S.A.B. de C.V., Series *......................    471,076      751,674
#    Grupo Herdez S.A.B. de C.V., Series *.......................    977,438    2,104,113
     Grupo Industrial Saltillo S.A.B. de C.V.....................  1,363,406    1,528,260
     Grupo KUO S.A.B. de C.V., Class B...........................  2,034,528    5,203,901
     Grupo Lala S.A.B. de C.V....................................    285,453      381,553
     Grupo Mexico S.A.B. de C.V., Series B....................... 37,305,803  109,510,250
*    Grupo Pochteca S.A.B. de C.V................................     67,810       22,695
     Grupo Posadas S.A.B. de C.V.................................    328,713      624,213
#    Grupo Rotoplas S.A.B. de C.V................................    152,319      148,963
     Grupo Sanborns S.A.B. de C.V................................  1,389,018    1,377,460
# *  Grupo Simec S.A.B. de C.V., Series B........................    953,957    2,926,620
*    Grupo Sports World S.A.B. de C.V............................    293,561      294,060
     Grupo Televisa S.A.B., Sponsored ADR........................    655,016    6,641,862
#    Grupo Televisa S.A.B., Series CPO...........................  1,720,049    3,504,018
# *  Hoteles City Express S.A.B. de C.V..........................    441,758      454,627
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR............     30,390    1,489,110
     Industrias Bachoco S.A.B. de C.V., Series B.................  1,571,410    6,428,128
# *  Industrias CH S.A.B. de C.V., Series B......................  1,906,973    8,929,435
#    Industrias Penoles S.A.B. de C.V............................    451,576    5,192,788
# *  La Comer S.A.B. de C.V......................................  4,997,412    5,720,291
     Medica Sur S.A.B. de C.V., Class B..........................      1,000        1,345
#    Mexichem S.A.B. de C.V...................................... 10,214,475   23,723,455
*    Minera Frisco S.A.B. de C.V., Class A1......................  7,052,683    1,506,685
     Nemak S.A.B. de C.V.........................................  3,726,648    2,048,327
*    Organizacion Cultiba S.A.B. de C.V..........................    157,421      139,504

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- ------------
MEXICO -- (Continued)
# *  Organizacion Soriana S.A.B. de C.V., Class B................  14,107,819 $ 17,086,180
     Promotora y Operadora de Infraestructura S.A.B. de C.V......     398,758    4,047,159
     Promotora y Operadora de Infraestructura S.A.B. de C.V.,
       Class L...................................................       3,563       23,399
     Qualitas Controladora S.A.B. de C.V.........................     817,311    2,175,012
#    TV Azteca S.A.B. de C.V.....................................   9,572,299    1,040,152
     Unifin Financiera S.A.B. de C.V. SOFOM ENR..................     440,722      985,698
#    Vitro S.A.B. de C.V., Series A..............................   1,511,386    4,265,229
                                                                              ------------
TOTAL MEXICO.....................................................              613,073,289
                                                                              ------------
PHILIPPINES -- (1.1%)
     8990 Holdings, Inc..........................................   1,057,900      292,131
     ACR Mining Corp.............................................     105,455        6,792
     Alliance Global Group, Inc..................................  37,464,706   10,756,814
     Alsons Consolidated Resources, Inc..........................  19,066,000      523,299
*    Apex Mining Co., Inc........................................   2,248,000       56,071
*    Atlas Consolidated Mining & Development Corp................   5,118,500      283,842
     Bank of the Philippine Islands..............................   2,582,373    4,207,462
     BDO Unibank, Inc............................................  13,112,928   33,760,276
     Belle Corp..................................................   4,041,000      188,002
     Cebu Air, Inc...............................................   2,569,180    4,042,479
*    CEMEX Holdings Philippines, Inc.............................  18,739,000      780,248
     Century Properties Group, Inc...............................  25,977,400      249,267
     China Banking Corp..........................................     972,632      495,345
     Cosco Capital, Inc..........................................  17,705,600    2,538,436
     DMCI Holdings, Inc..........................................   3,290,900      704,958
*    East West Banking Corp......................................   5,191,600    1,159,483
*    EEI Corp....................................................   2,125,400      377,332
     Emperador, Inc..............................................   1,340,900      191,242
*    Empire East Land Holdings, Inc..............................  18,975,000      178,837
     Filinvest Development Corp..................................     460,900      132,669
     Filinvest Land, Inc......................................... 151,950,031    4,489,609
     First Philippine Holdings Corp..............................   3,887,080    5,876,600
*    Global Ferronickel Holdings, Inc............................   7,872,176      229,658
     GT Capital Holdings, Inc....................................     358,827    5,961,346
     Integrated Micro-Electronics, Inc...........................   1,963,900      392,014
     International Container Terminal Services, Inc..............   1,481,870    3,595,072
     JG Summit Holdings, Inc.....................................  13,312,510   16,856,361
     Lopez Holdings Corp.........................................  28,101,500    2,598,392
     LT Group, Inc...............................................  17,465,000    5,377,597
     Megaworld Corp.............................................. 132,413,100   14,235,860
     Metro Retail Stores Group, Inc..............................   1,545,000      101,788
     Metropolitan Bank & Trust Co................................   8,514,784   12,138,288
     Nickel Asia Corp............................................  16,862,940      776,601
     Pepsi-Cola Products Philippines, Inc........................   1,602,000       39,546
     Petron Corp.................................................  23,046,800    2,740,924
     Philex Mining Corp..........................................   4,679,000      278,387
*    Philippine National Bank....................................   4,319,133    4,350,227
*    Philippine National Construction Corp.......................     398,900        7,035
     Philippine Savings Bank.....................................   1,869,373    2,079,595
     Phinma Energy Corp..........................................  23,376,000      717,733
     Phoenix Petroleum Philippines, Inc..........................   1,527,700      353,524
     Pilipinas Shell Petroleum Corp..............................     170,230      147,790
     Premium Leisure Corp........................................   7,012,000       98,303
     RFM Corp....................................................     976,000       90,893
     Rizal Commercial Banking Corp...............................   6,264,706    3,125,169
     Robinsons Land Corp.........................................  32,419,008   15,231,230
     Robinsons Retail Holdings, Inc..............................     312,740      468,082
     San Miguel Corp.............................................   6,239,056   21,623,888
     San Miguel Food and Beverage, Inc...........................     253,200      563,255

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
PHILIPPINES -- (Continued)
     Security Bank Corp..........................................  2,005,054 $  6,926,883
     SSI Group, Inc..............................................  2,648,000      155,023
     STI Education Systems Holdings, Inc......................... 13,050,000      167,784
*    Top Frontier Investment Holdings, Inc.......................    628,532    3,239,169
*    Travellers International Hotel Group, Inc...................  2,808,200      303,464
     Union Bank Of Philippines...................................  4,413,349    5,160,662
     Vista Land & Lifescapes, Inc................................ 63,669,468    8,936,163
                                                                             ------------
TOTAL PHILIPPINES................................................             210,358,900
                                                                             ------------
POLAND -- (1.3%)
*    AB SA.......................................................      5,573       26,684
     Agora SA....................................................    465,665    1,524,658
*    Alior Bank SA...............................................    319,821    4,925,834
     Alumetal SA.................................................      6,054       72,112
     Amica SA....................................................      6,556      222,738
     Asseco Poland SA............................................  1,103,475   15,324,539
     Bank Handlowy w Warszawie SA................................     35,592      579,431
*    Bank Millennium SA..........................................  4,115,409   10,397,936
     Bank Pekao SA...............................................      6,427      191,821
*    Boryszew SA.................................................    273,031      322,529
     Ciech SA....................................................    136,582    1,712,553
     Cognor SA...................................................    156,283       76,704
*    Cyfrowy Polsat SA...........................................    813,860    5,650,134
*    Enea SA.....................................................  2,462,151    4,929,615
     Firma Oponiarska Debica SA..................................     59,770    1,347,746
*    Getin Holding SA............................................    755,545      272,842
# *  Getin Noble Bank SA.........................................    948,327      119,488
     Grupa Azoty SA..............................................    236,563    2,563,053
     Grupa Kety SA...............................................     46,979    4,260,194
     Grupa Lotos SA..............................................  1,270,205   27,675,183
*    Impexmetal SA...............................................  2,378,349    2,589,137
# *  Jastrzebska Spolka Weglowa SA...............................    175,136    2,666,189
     Kernel Holding SA...........................................    477,026    6,625,823
*    KGHM Polska Miedz SA........................................  1,293,233   34,917,838
     LC Corp. SA.................................................  1,411,591      937,561
# *  Lubelski Wegiel Bogdanka SA.................................     52,381      555,836
     mBank SA....................................................     23,560    2,733,472
*    Netia SA....................................................  2,014,102    2,624,872
*    PGE Polska Grupa Energetyczna SA............................  6,784,656   16,890,634
*    PKP Cargo SA................................................     99,453    1,161,498
*    Polnord SA..................................................      5,709       10,250
     Polski Koncern Naftowy Orlen S.A............................  2,468,268   63,371,460
     Powszechna Kasa Oszczednosci Bank Polski SA.................  1,707,753   17,577,669
     Stalexport Autostrady SA....................................    189,773      173,085
     Stalprodukt SA..............................................      3,659      330,715
*    Tauron Polska Energia SA.................................... 11,188,556    5,074,676
#    Trakcja SA..................................................    455,344      302,442
                                                                             ------------
TOTAL POLAND.....................................................             240,738,951
                                                                             ------------
RUSSIA -- (2.1%)
*    AFI Development P.L.C., GDR.................................     16,827        3,135
     Etalon Group P.L.C., GDR....................................    102,930      190,420
     Gazprom PJSC, Sponsored ADR................................. 22,632,193  113,145,869
     Gazprom PJSC, Sponsored ADR.................................  1,009,968    5,070,039
     Lukoil PJSC, Sponsored ADR(BYZF386).........................  1,402,353  119,901,181
     Lukoil PJSC, Sponsored ADR(BYZDW2900).......................  1,526,223  129,586,499
     Magnitogorsk Iron & Steel Works PJSC, GDR...................    650,611    5,796,608
     Ros Agro P.L.C., GDR........................................      1,124       12,881

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
RUSSIA -- (Continued)
     Rosneft Oil Co. PJSC, GDR...................................  3,253,460 $ 21,642,016
     RusHydro PJSC, ADR..........................................  6,661,504    5,242,177
     VEON, Ltd...................................................    172,170      402,878
     VTB Bank PJSC, GDR..........................................  4,113,307    4,590,451
                                                                             ------------
TOTAL RUSSIA.....................................................             405,584,154
                                                                             ------------
SINGAPORE -- (0.0%)
*    Pacc Offshore Services Holdings, Ltd........................  1,129,525      150,351
                                                                             ------------
SOUTH AFRICA -- (6.7%)
     Absa Group, Ltd.............................................  8,396,833   96,728,767
*    Adcorp Holdings, Ltd........................................    946,143    1,448,059
     AECI, Ltd...................................................  1,762,421   11,779,745
     African Oxygen, Ltd.........................................    152,803      234,300
*    African Phoenix Investments, Ltd............................  9,747,006      390,414
     African Rainbow Minerals, Ltd...............................  1,985,204   23,647,535
     Alexander Forbes Group Holdings, Ltd........................  6,539,178    2,495,448
     Allied Electronics Corp., Ltd., Class A.....................    128,358      184,961
     Alviva Holdings, Ltd........................................  1,043,350    1,199,880
     Anglo American Platinum, Ltd................................    230,610   11,665,963
     AngloGold Ashanti, Ltd......................................  1,921,898   22,866,469
     AngloGold Ashanti, Ltd., Sponsored ADR......................  3,390,165   40,003,947
*    ArcelorMittal South Africa, Ltd.............................  2,595,706      553,299
*    Ascendis Health, Ltd........................................    171,417       53,130
     Aspen Pharmacare Holdings, Ltd..............................  1,864,971   13,438,765
     Assore, Ltd.................................................    101,418    2,632,265
     Astral Foods, Ltd...........................................     42,426      538,252
# *  Aveng, Ltd.................................................. 85,419,618      119,671
     Barloworld, Ltd.............................................  4,026,341   35,965,204
# *  Blue Label Telecoms, Ltd....................................  3,405,788    1,170,741
# *  Brait SE....................................................  2,567,253    4,123,230
     Caxton and CTP Publishers and Printers, Ltd.................  2,959,784    1,661,664
     Clover Industries, Ltd......................................  1,515,598    2,423,147
*    DataTec, Ltd................................................  4,630,574   10,605,173
#    DRDGOLD, Ltd................................................  5,442,943    1,069,228
*    enX Group, Ltd..............................................    391,330      353,608
# *  EOH Holdings, Ltd...........................................    527,922      754,486
     Exxaro Resources, Ltd.......................................  2,604,099   29,799,238
     Gold Fields, Ltd............................................  2,282,800    8,603,216
#    Gold Fields, Ltd., Sponsored ADR............................ 12,618,767   47,320,376
*    Grindrod Shipping Holdings, Ltd.............................    180,623      931,996
     Grindrod, Ltd...............................................  7,282,414    3,903,879
*    Harmony Gold Mining Co., Ltd................................  1,956,999    3,352,917
# *  Harmony Gold Mining Co., Ltd., Sponsored ADR................    491,788      855,711
     Hudaco Industries, Ltd......................................    168,404    1,571,938
     Hulamin, Ltd................................................  1,953,365      593,922
# *  Impala Platinum Holdings, Ltd...............................  5,427,700   21,828,545
     Imperial Logistics, Ltd.....................................  2,349,675   10,278,611
     Investec, Ltd...............................................  3,180,915   20,354,478
     Invicta Holdings, Ltd.......................................     93,463      175,673
     KAP Industrial Holdings, Ltd................................  7,152,927    3,684,995
     Kumba Iron Ore, Ltd.........................................    377,577   11,355,217
     Lewis Group, Ltd............................................  1,552,682    3,404,501
     Liberty Holdings, Ltd.......................................  1,745,199   12,634,155
     Life Healthcare Group Holdings, Ltd.........................  2,150,101    3,921,743
     Long4Life, Ltd..............................................  1,083,039      376,944
     Merafe Resources, Ltd....................................... 24,677,197    2,358,081
#    Metair Investments, Ltd.....................................  1,669,284    2,749,327
     MMI Holdings, Ltd........................................... 16,965,267   21,213,639

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ---------- --------------
SOUTH AFRICA -- (Continued)
     Motus Holdings Ltd..........................................     42,547 $      264,576
     Mpact, Ltd..................................................  2,843,639      4,717,215
#    MTN Group, Ltd.............................................. 21,421,193    155,199,279
     Murray & Roberts Holdings, Ltd..............................  6,948,515      7,406,198
*    Nampak, Ltd.................................................  5,601,515      4,108,726
#    Nedbank Group, Ltd..........................................  3,285,941     61,294,951
     Novus Holdings, Ltd.........................................    267,647         74,205
#    Old Mutual, Ltd.............................................  5,071,720      8,157,835
#    Omnia Holdings, Ltd.........................................    746,296      3,031,019
     Peregrine Holdings, Ltd.....................................  1,540,786      2,086,825
*    PPC, Ltd....................................................  9,875,599      3,441,589
     Raubex Group, Ltd...........................................  2,256,689      3,432,589
#    RCL Foods, Ltd..............................................    159,113        153,151
     Reunert, Ltd................................................  1,200,060      6,507,375
     Rhodes Food Group Pty, Ltd..................................     23,326         29,385
*    Royal Bafokeng Platinum, Ltd................................    574,255      1,360,139
     Sappi, Ltd..................................................  7,787,230     37,184,522
#    Sasol, Ltd..................................................  3,327,411    110,391,586
#    Sasol, Ltd., Sponsored ADR..................................  1,548,605     51,103,965
# *  Sibanye Gold, Ltd........................................... 10,071,562      9,482,158
# *  Sibanye Gold, Ltd., Sponsored ADR...........................  2,498,559      9,419,569
     Standard Bank Group, Ltd.................................... 16,505,640    230,515,279
# *  Steinhoff International Holdings NV......................... 23,998,309      3,451,422
*    Super Group, Ltd............................................  4,871,573     12,549,578
#    Telkom SA SOC, Ltd..........................................  5,022,540     29,892,923
     Tongaat Hulett, Ltd.........................................  1,558,340      2,330,221
     Trencor, Ltd................................................  1,646,638      2,916,467
     Tsogo Sun Holdings, Ltd.....................................  2,766,053      4,163,540
     Wilson Bayly Holmes-Ovcon, Ltd..............................    621,792      4,904,875
                                                                             --------------
TOTAL SOUTH AFRICA...............................................             1,268,947,615
                                                                             --------------
SOUTH KOREA -- (16.5%)
#    Aekyung Petrochemical Co., Ltd..............................    182,088      1,425,920
     AJ Networks Co., Ltd........................................     71,995        377,393
# *  AJ Rent A Car Co., Ltd......................................    156,989      1,507,583
# *  Ajin Industrial Co., Ltd....................................     98,707        221,832
     AK Holdings, Inc............................................     27,619      1,221,819
     ALUKO Co., Ltd..............................................     13,515         31,223
*    APS Holdings Corp...........................................     38,646        144,215
#    Asia Cement Co., Ltd........................................     20,519      1,783,087
#    ASIA Holdings Co., Ltd......................................     14,861      1,635,885
#    Asia Paper Manufacturing Co., Ltd...........................     73,595      2,687,912
*    Asiana Airlines, Inc........................................  1,218,203      6,904,227
#    AUK Corp....................................................    400,076        945,754
#    Austem Co., Ltd.............................................    335,589        969,992
     Avaco Co., Ltd..............................................     48,579        289,051
     Baiksan Co., Ltd............................................     17,172        133,589
     BGF Co., Ltd................................................    282,831      1,995,641
     Bixolon Co., Ltd............................................     32,698        173,952
# *  Bluecom Co., Ltd............................................     78,495        281,579
     BNK Financial Group, Inc....................................  3,074,361     18,449,411
#    Bookook Securities Co., Ltd.................................     34,569        633,584
*    Bubang Co., Ltd.............................................     10,960         27,379
     Busan City Gas Co., Ltd.....................................      2,708         89,890
     BYC Co., Ltd................................................        752        165,951
     Byucksan Corp...............................................    323,207        772,837
#    Capro Corp..................................................    401,917      1,583,070
     Castec Korea Co., Ltd.......................................     17,797         54,762
     Chinyang Holdings Corp......................................    105,928        231,108

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- -----------
SOUTH KOREA -- (Continued)
#    Chokwang Paint, Ltd.........................................    75,208 $   452,800
#    Chongkundang Holdings Corp..................................    17,451   1,140,205
#    Chosun Refractories Co., Ltd................................     9,716     716,468
     CJ CheilJedang Corp.........................................    18,041   4,867,040
     CJ Corp.....................................................   123,555  12,636,926
     CJ Hello Co., Ltd...........................................   474,905   3,518,496
     CKD Bio Corp................................................    28,938     609,859
#    Cosmax BTI, Inc.............................................    40,113     791,029
     CROWNHAITAI Holdings Co., Ltd...............................    49,193     502,490
     Cymechs, Inc................................................     6,384      61,769
#    D.I Corp....................................................   267,068   1,067,978
#    Dae Dong Industrial Co., Ltd................................   187,650     948,342
     Dae Han Flour Mills Co., Ltd................................    14,982   2,652,112
#    Dae Hyun Co., Ltd...........................................   338,986     770,325
#    Dae Won Kang Up Co., Ltd....................................   368,376   1,614,412
# *  Dae Young Packaging Co., Ltd................................   812,054     879,159
#    Daechang Co., Ltd...........................................   656,070     621,602
     Daechang Forging Co., Ltd...................................     3,535     124,314
     Daeduck Electronics Co......................................   499,842   4,537,689
#    Daegu Department Store......................................    71,060     431,607
#    Daehan Steel Co., Ltd.......................................   185,618   1,035,045
#    Dae-Il Corp.................................................   146,397     791,752
     Daekyo Co., Ltd.............................................   184,455     975,020
     Daelim B&Co Co., Ltd........................................    17,858      77,984
# *  Daelim C&S Co., Ltd.........................................    22,478     211,899
     Daelim Industrial Co., Ltd..................................   317,354  26,332,355
     Daeryuk Can Co., Ltd........................................     2,323      11,636
     Daesang Corp................................................   316,559   7,200,378
     Daesang Holdings Co., Ltd...................................   180,337   1,264,467
     Daewon San Up Co., Ltd......................................    61,406     357,456
*    Daewoo Engineering & Construction Co., Ltd.................. 1,803,514   7,794,360
*    Daewoo Shipbuilding & Marine Engineering Co., Ltd...........   319,791   7,970,507
*    Dahaam E-Tec Co., Ltd.......................................     3,535      82,463
#    Daishin Securities Co., Ltd.................................   545,344   5,959,793
#    Daou Data Corp..............................................   138,815   1,148,107
#    Daou Technology, Inc........................................   474,297   9,003,353
# *  Dayou Automotive Seat Technology Co., Ltd...................   117,031     119,111
# *  Dayou Plus Co., Ltd.........................................    51,812      42,593
     DB Financial Investment Co., Ltd............................   426,045   1,866,552
     DB HiTek Co., Ltd...........................................   176,891   2,424,152
     DB Insurance Co., Ltd.......................................    79,293   4,645,374
*    DB, Inc.....................................................   426,494     318,193
     DCM Corp....................................................     5,497      55,052
# *  Deutsch Motors, Inc.........................................   200,743   1,347,709
#    Development Advance Solution Co., Ltd.......................    97,050     598,648
#    DGB Financial Group, Inc.................................... 2,027,056  14,612,452
#    Display Tech Co., Ltd.......................................    43,544     151,292
     DMS Co., Ltd................................................   191,327     928,514
     Dong A Eltek Co., Ltd.......................................    90,795     695,071
     Dong Ah Tire & Rubber Co., Ltd..............................     5,165      57,930
     Dong-A Socio Holdings Co., Ltd..............................     5,512     510,114
#    Dong-Ah Geological Engineering Co., Ltd.....................    84,391   1,318,116
#    Dongbang Transport Logistics Co., Ltd.......................   302,271     551,951
     Dongbu Corp.................................................    30,646     216,634
     Dong-Il Corp................................................    19,321   1,652,372
#    Dongil Industries Co., Ltd..................................    19,900   1,050,884
#    Dongkuk Industries Co., Ltd.................................   429,695   1,045,674
*    Dongkuk Steel Mill Co., Ltd................................. 1,017,464   6,588,691
#    DONGSUNG Corp...............................................   218,586   1,055,092

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
#    Dongwha Enterprise Co., Ltd.................................    26,388 $    412,481
     Dongwha Pharm Co., Ltd......................................    37,344      313,010
     Dongwon Development Co., Ltd................................   453,393    1,845,511
     Dongwon Industries Co., Ltd.................................     8,471    1,938,027
#    Dongwoo Farm To Table Co., Ltd..............................    14,971       55,544
#    Dongyang E&P, Inc...........................................    37,218      320,308
     Doosan Bobcat, Inc..........................................   258,678    7,093,170
     Doosan Corp.................................................    83,771    7,364,891
# *  Doosan Heavy Industries & Construction Co., Ltd.............   969,262    5,809,122
# *  Doosan Infracore Co., Ltd................................... 2,430,780   15,145,289
#    DRB Holding Co., Ltd........................................   117,552      649,048
#    DTR Automotive Corp.........................................    50,162    1,499,298
     DY Corp.....................................................   211,585    1,054,640
     e Tec E&C, Ltd..............................................    10,099      957,549
     Eagon Holdings Co., Ltd.....................................   385,141    1,028,231
#    Eagon Industrial, Ltd.......................................   105,000      930,494
#    Easy Bio, Inc...............................................   552,747    3,828,199
#    e-LITECOM Co., Ltd..........................................    87,616      518,277
     E-MART, Inc.................................................   233,776   34,477,742
#    ENF Technology Co., Ltd.....................................   112,574    1,832,780
#    Eugene Corp.................................................   714,143    3,773,777
#    Eugene Investment & Securities Co., Ltd..................... 1,113,895    2,615,585
*    Eusu Holdings Co., Ltd......................................    84,644      641,280
#    EVERDIGM Corp...............................................    36,984      190,201
# *  FarmStory Co., Ltd..........................................   739,942      960,978
     Fine Semitech Corp..........................................    23,873      161,573
# *  Fine Technix Co., Ltd.......................................   193,415      292,769
#    Fursys, Inc.................................................    28,479      895,011
#    Gaon Cable Co., Ltd.........................................    28,266      447,899
     Geumhwa PSC Co., Ltd........................................       490       14,558
#    GMB Korea Corp..............................................   105,900      705,611
#    Golfzon Newdin Holdings Co., Ltd............................   311,182      989,581
     GS Engineering & Construction Corp..........................   593,061   20,634,515
#    GS Global Corp..............................................   712,614    1,623,240
     GS Holdings Corp............................................   730,481   32,553,755
     GS Home Shopping, Inc.......................................     2,245      329,344
     Gwangju Shinsegae Co., Ltd..................................     6,906    1,169,196
     Haitai Confectionery & Foods Co., Ltd.......................     6,605       57,739
# *  Halla Corp..................................................   263,583      917,715
     Halla Holdings Corp.........................................   126,761    4,807,247
#    Han Kuk Carbon Co., Ltd.....................................   231,961    1,682,920
     Hana Financial Group, Inc................................... 3,990,767  125,871,708
#    Hana Micron, Inc............................................   200,404      912,351
     Handsome Co., Ltd...........................................   146,627    5,378,501
     Hanil Cement Co., Ltd.......................................    24,093    3,029,822
#    Hanil Holdings Co., Ltd.....................................    20,065      979,743
# *  Hanjin Heavy Industries & Construction Co., Ltd.............   571,915      805,376
# *  Hanjin Heavy Industries & Construction Holdings Co., Ltd....   179,841      565,126
#    Hanjin Kal Corp.............................................   360,307   11,421,647
#    Hanjin Transportation Co., Ltd..............................   144,886    5,242,506
     Hankook Tire Co., Ltd.......................................   602,727   20,508,340
#    Hankuk Paper Manufacturing Co., Ltd.........................    38,692      621,656
     Hansae Yes24 Holdings Co., Ltd..............................     4,416       36,513
     Hanshin Construction........................................    85,445    1,334,973
# *  Hansol Holdings Co., Ltd....................................   524,455    2,096,086
#    Hansol HomeDeco Co., Ltd.................................... 1,063,396    1,337,530
     Hansol Paper Co., Ltd.......................................   253,221    3,241,410
# *  Hansol Technics Co., Ltd....................................   201,562    1,081,433
*    Hanwha Aerospace Co., Ltd...................................   367,791    9,735,609

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
     Hanwha Chemical Corp........................................ 1,417,649 $ 25,053,495
     Hanwha Corp.................................................   722,482   18,330,997
#    Hanwha Galleria Timeworld Co., Ltd..........................     5,778      150,904
     Hanwha General Insurance Co., Ltd...........................   691,548    2,977,303
# *  Hanwha Investment & Securities Co., Ltd..................... 1,308,017    2,644,984
     Hanwha Life Insurance Co., Ltd.............................. 4,538,676   15,516,746
     Hanyang Eng Co., Ltd........................................   153,087    2,054,239
#    Hanyang Securities Co., Ltd.................................    97,444      596,284
# *  Harim Co., Ltd..............................................   178,051      534,668
#    Harim Holdings Co., Ltd.....................................   133,945    1,540,254
     HDC Holdings Co., Ltd.......................................   466,485    6,878,768
     HDC Hyundai Engineering Plastics Co., Ltd...................   126,055      601,783
# *  Heung-A Shipping Co., Ltd................................... 2,197,266      660,756
# *  Heungkuk Fire & Marine Insurance Co., Ltd...................   137,832      579,453
     Hite Jinro Co., Ltd.........................................   340,172    5,914,846
     Hitejinro Holdings Co., Ltd.................................   114,200      898,323
#    HJ Magnolia Yongpyong Hotel & Resort Corp...................    77,198      471,989
#    HS R&A Co., Ltd.............................................   501,663      956,799
# *  HSD Engine Co., Ltd.........................................    77,848      265,340
# *  Humax Co., Ltd..............................................   182,229    1,076,433
*    Huneed Technologies.........................................    48,132      384,661
     Husteel Co., Ltd............................................    16,188      168,235
#    Huvis Corp..................................................   195,376    1,356,963
#    Hwa Shin Co., Ltd...........................................   247,915      748,199
#    Hwacheon Machine Tool Co., Ltd..............................    14,514      532,575
#    Hwangkum Steel & Technology Co., Ltd........................   114,189      864,726
     HwaSung Industrial Co., Ltd.................................   114,076    1,461,021
     Hy-Lok Corp.................................................    55,372      934,554
*    Hyosung Advanced Materials Corp.............................     2,061      228,679
     Hyosung Chemical Corp.......................................     1,451      172,004
     Hyosung Corp................................................    15,145      973,871
     Hyosung TNC Co., Ltd........................................     2,944      418,844
#    Hyundai BNG Steel Co., Ltd..................................   147,362    1,295,032
#    Hyundai Construction Equipment Co., Ltd.....................   151,125    6,348,857
     Hyundai Corp.Holdings, Inc..................................    44,874      547,812
#    Hyundai Corp................................................    61,068    1,223,746
     Hyundai Department Store Co., Ltd...........................   235,472   20,476,112
# *  Hyundai Electric & Energy System Co., Ltd...................    20,968      424,565
     Hyundai Engineering & Construction Co., Ltd.................   744,173   33,482,821
     Hyundai Glovis Co., Ltd.....................................    31,115    4,256,510
     Hyundai Greenfood Co., Ltd..................................   453,956    5,424,084
# *  Hyundai Heavy Industries Co., Ltd...........................   343,598   36,689,284
     Hyundai Heavy Industries Holdings Co., Ltd..................   121,522   35,595,860
     Hyundai Home Shopping Network Corp..........................    55,879    4,786,962
     Hyundai Hy Communications & Networks Co., Ltd...............   436,902    1,582,914
     Hyundai Livart Furniture Co., Ltd...........................    77,880    1,395,890
     Hyundai Marine & Fire Insurance Co., Ltd....................   221,095    7,236,462
#    Hyundai Mipo Dockyard Co., Ltd..............................   237,881   11,473,757
     Hyundai Mobis Co., Ltd......................................   512,294  102,189,901
     Hyundai Motor Co............................................ 1,066,375  126,579,226
     Hyundai Motor Securities Co., Ltd...........................   230,719    2,012,825
     Hyundai Steel Co............................................ 1,155,612   45,892,826
#    Hyundai Wia Corp............................................   184,792    7,906,459
#    IDIS Holdings Co., Ltd......................................    42,253      562,099
# *  Iljin Electric Co., Ltd.....................................   239,602      726,227
     Iljin Holdings Co., Ltd.....................................   120,743      409,485
#    Ilshin Spinning Co., Ltd....................................    17,863    1,583,566
#    Ilsung Pharmaceuticals Co., Ltd.............................     9,407      745,648
     iMarketKorea, Inc...........................................   190,417    1,587,817

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
     Industrial Bank of Korea.................................... 3,427,427 $ 41,561,514
     INITECH Co., Ltd............................................    31,597      164,326
# *  Intergis Co., Ltd...........................................    49,180      103,650
#    Interpark Holdings Corp.....................................   507,741    1,079,654
     INTOPS Co., Ltd.............................................   191,036    2,674,390
#    Inzi Controls Co., Ltd......................................   173,688    1,067,465
#    INZI Display Co., Ltd.......................................   244,705      416,881
*    Iones Co., Ltd..............................................    83,897      549,468
#    IS Dongseo Co., Ltd.........................................    78,490    2,443,635
#    ISC Co., Ltd................................................   103,788    1,025,641
#    ISU Chemical Co., Ltd.......................................   145,929    1,263,484
#    Jahwa Electronics Co., Ltd..................................   103,866    1,159,665
     JB Financial Group Co., Ltd................................. 1,744,618    8,501,135
#    Kangnam Jevisco Co., Ltd....................................    41,716      969,184
#    KAON Media Co., Ltd.........................................   110,468      964,175
     KB Financial Group, Inc..................................... 2,237,478   88,347,642
     KB Financial Group, Inc., ADR............................... 3,003,621  118,733,099
*    KB Metal Co., Ltd...........................................    33,213       56,626
# *  KBI Dongkook Industrial Co., Ltd............................   661,873      519,887
     KC Co., Ltd.................................................    98,742    1,375,429
#    KC Green Holdings Co., Ltd..................................    90,159      453,366
     KCC Corp....................................................    52,982   16,101,966
     KCC Engineering & Construction Co., Ltd.....................    60,568      382,043
     KCTC........................................................     3,399        9,965
# *  KEC Corp.................................................... 1,304,851    1,428,529
#    Keyang Electric Machinery Co., Ltd..........................   264,942      881,107
#    KG Chemical Corp............................................    98,299    1,212,903
#    KG Eco Technology Service Co., Ltd..........................   436,927    1,491,690
#    KGMobilians Co., Ltd........................................   149,720      925,339
# *  KH Vatec Co., Ltd...........................................   153,792    1,100,031
     Kia Motors Corp............................................. 2,598,979  100,746,534
#    KISCO Corp..................................................   262,696    1,349,796
#    KISCO Holdings Co., Ltd.....................................    66,442      772,402
#    Kishin Corp.................................................   107,298      367,807
     KISWIRE, Ltd................................................    94,457    2,074,795
#    KIWOOM Securities Co., Ltd..................................   112,009    7,901,691
# *  KleanNara Co., Ltd..........................................   110,992      267,304
     KMH Co., Ltd................................................    98,465      646,758
# *  Kodaco Co., Ltd.............................................   291,772      548,251
#    Kolon Corp..................................................    55,393    1,295,130
#    Kolon Global Corp...........................................    41,349      433,853
     Kolon Industries, Inc.......................................   232,624    9,223,214
#    Komelon Corp................................................    33,167      230,482
#    Kook Soon Dang Brewery Co., Ltd.............................   112,565      427,990
#    Korea Alcohol Industrial Co., Ltd...........................   160,870    1,224,626
     Korea Asset In Trust Co., Ltd...............................   205,206      745,469
#    Korea Autoglass Corp........................................    82,390    1,411,609
#    Korea Cast Iron Pipe Industries Co., Ltd....................    33,557      293,162
# *  Korea Circuit Co., Ltd......................................   149,135      774,432
     Korea Electric Terminal Co., Ltd............................    36,311    1,806,258
     Korea Export Packaging Industrial Co., Ltd..................     4,498       88,011
*    Korea Flange Co., Ltd.......................................   303,789      457,329
     Korea Investment Holdings Co., Ltd..........................   590,627   34,673,010
*    Korea Line Corp.............................................   102,990    2,113,401
     Korea Petrochemical Ind Co., Ltd............................    43,313    5,575,864
#    Korea Petroleum Industries Co...............................     1,552      157,425
     Korea Real Estate Investment & Trust Co., Ltd...............   824,777    1,838,410
     Korean Air Lines Co., Ltd...................................   635,027   18,035,019
     Korean Reinsurance Co....................................... 1,205,708    9,414,080

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
#    Kortek Corp.................................................   140,429 $  1,839,707
#    KPX Chemical Co., Ltd.......................................    23,339    1,130,050
#    KSS LINE, Ltd...............................................   140,622      872,159
     KT Skylife Co., Ltd.........................................   175,369    1,771,785
#    KT Submarine Co., Ltd.......................................    22,384       71,438
# *  KTB Investment & Securities Co., Ltd........................   733,359    1,991,653
#    KTCS Corp...................................................   403,554      829,557
     Ktis Corp...................................................   218,841      483,399
#    Kukdo Chemical Co., Ltd.....................................    38,571    1,526,490
#    Kukdong Oil & Chemicals Co., Ltd............................    26,930       87,087
#    Kumho Industrial Co., Ltd...................................     7,575       93,100
# *  Kumho Tire Co., Inc.........................................   772,971    2,992,445
#    Kumkang Kind Co., Ltd.......................................    19,221      400,660
#    Kwang Dong Pharmaceutical Co., Ltd..........................    32,278      203,517
#    Kyeryong Construction Industrial Co., Ltd...................    50,723    1,094,920
     Kyobo Securities Co., Ltd...................................   317,865    2,829,964
#    Kyungbang Co., Ltd..........................................   147,273    1,410,879
     Kyungchang Industrial Co., Ltd..............................     8,656       10,514
     Kyung-In Synthetic Corp.....................................   109,258      607,524
#    LEADCORP, Inc. (The)........................................   182,863      959,743
*    Lee Ku Industrial Co., Ltd..................................   102,941      191,433
     LF Corp.....................................................   324,942    6,939,274
     LG Corp.....................................................   792,305   49,545,333
# *  LG Display Co., Ltd., ADR................................... 4,048,932   33,808,582
*    LG Display Co., Ltd......................................... 1,617,796   27,510,239
     LG Electronics, Inc......................................... 1,568,275  101,894,041
#    LG Hausys, Ltd..............................................    73,396    3,821,437
     LG International Corp.......................................   376,771    6,140,781
     LG Uplus Corp............................................... 1,672,864   20,491,193
#    LMS Co., Ltd................................................    47,891      270,110
     LOT Vacuum Co., Ltd.........................................    98,332      938,014
     Lotte Chemical Corp.........................................   236,303   54,446,538
     Lotte Chilsung Beverage Co., Ltd............................       861    1,275,850
     Lotte Confectionery Co., Ltd................................        54        8,485
     Lotte Corp..................................................    86,233    3,623,634
     LOTTE Fine Chemical Co., Ltd................................   184,639    7,610,301
     Lotte Food Co., Ltd.........................................     1,198      646,844
#    LOTTE Himart Co., Ltd.......................................   111,258    4,528,211
# *  Lotte Non-Life Insurance Co., Ltd...........................   744,668    1,756,690
     Lotte Shopping Co., Ltd.....................................   122,576   18,714,613
     LS Corp.....................................................   211,167    8,965,927
*    Lumens Co., Ltd.............................................   440,737      857,013
# *  LVMC Holdings...............................................   173,671      396,761
     Maeil Holdings Co., Ltd.....................................    11,288      122,709
#    Mando Corp..................................................   182,954    5,237,804
     MegaStudy Co., Ltd..........................................    32,163      368,643
*    Melfas, Inc.................................................     5,474       12,120
     Meritz Financial Group, Inc.................................   215,934    2,444,324
#    Meritz Securities Co., Ltd.................................. 4,846,908   21,035,454
#    Mi Chang Oil Industrial Co., Ltd............................     7,099      483,425
     Mirae Asset Daewoo Co., Ltd................................. 4,797,673   32,107,892
     Mirae Asset Life Insurance Co., Ltd.........................   791,081    3,589,542
     MK Electron Co., Ltd........................................   223,969    1,645,365
# *  MNTech Co., Ltd.............................................   248,755      877,738
     Mobase Co., Ltd.............................................   159,085      782,834
#    Moorim P&P Co., Ltd.........................................   367,245    1,920,783
#    Moorim Paper Co., Ltd.......................................   304,607      935,986
#    Motonic Corp................................................   100,277    1,084,996
#    Muhak Co., Ltd..............................................    80,921      941,074

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
     Namyang Dairy Products Co., Ltd.............................     4,517 $  2,375,521
*    Neowiz......................................................    33,577      376,308
# *  NEOWIZ HOLDINGS Corp........................................    76,012      879,135
*    New Power Plasma Co., Ltd...................................    23,576      388,519
#    Nexen Corp..................................................   251,411    1,369,798
#    Nexen Tire Corp.............................................   361,168    3,112,744
     NH Investment & Securities Co., Ltd......................... 2,039,549   24,063,464
*    NHN Corp....................................................    88,217    6,349,547
     Nice Information & Telecommunication, Inc...................     4,203       76,769
#    Nong Shim Holdings Co., Ltd.................................    25,423    1,876,410
     NongShim Co., Ltd...........................................    29,301    7,040,341
#    NOROO Paint & Coatings Co., Ltd.............................   116,553      784,655
#    NPC.........................................................   116,690      398,189
     NS Shopping Co., Ltd........................................    76,038      931,262
     OCI Co., Ltd................................................   247,400   19,736,557
     Opto Device Technology Co., Ltd.............................    58,130      288,420
     Orange Life Insurance, Ltd..................................   124,488    3,796,035
     Orion Holdings Corp.........................................   180,047    2,947,198
     Paik Kwang Industrial Co., Ltd..............................   239,367      621,501
*    Pan Ocean Co., Ltd.......................................... 2,482,134   10,136,110
     Pang Rim Co., Ltd...........................................    29,400       60,144
     Pan-Pacific Co., Ltd........................................   106,975      269,166
#    Poongsan Corp...............................................   336,983    8,037,166
#    Poongsan Holdings Corp......................................    60,932    2,125,565
#    POSCO, Sponsored ADR........................................ 1,487,744   82,078,836
     POSCO.......................................................   694,466  152,007,145
#    POSCO Coated & Color Steel Co., Ltd.........................    32,979      548,397
     Posco International Corp....................................   601,331    9,427,818
     Protec Co., Ltd.............................................    33,803      586,830
#    PS TEC Co., Ltd.............................................    35,164      137,607
     Pulmuone Co., Ltd...........................................     4,780      527,860
#    Pyeong Hwa Automotive Co., Ltd..............................   156,969    1,480,680
# *  RFTech Co., Ltd.............................................   195,968    1,110,339
     S&T Dynamics Co., Ltd.......................................   296,345    1,950,414
#    S&T Holdings Co., Ltd.......................................   111,470    1,259,365
     S&T Motiv Co., Ltd..........................................   115,765    3,778,710
     Sajo Industries Co., Ltd....................................    38,017    1,920,052
#    Sam Young Electronics Co., Ltd..............................   155,438    1,694,083
     Sambo Corrugated Board Co., Ltd.............................    34,495      353,521
#    Sambo Motors Co., Ltd.......................................   160,079      969,602
#    Samho Development Co., Ltd..................................   211,521      917,087
     Samho International Co., Ltd................................     5,198       80,687
#    SAMHWA Paints Industrial Co., Ltd...........................   107,642      557,357
#    Samick Musical Instruments Co., Ltd.........................   716,750    1,366,027
#    Samji Electronics Co., Ltd..................................   140,335    1,299,864
     Samjin LND Co., Ltd.........................................    92,054      202,504
#    Samkee Automotive Co., Ltd..................................   104,071      246,611
     Samkwang Glass Co., Ltd.....................................     2,678       98,830
     Sammok S-Form Co., Ltd......................................    66,256      788,779
# *  SAMPYO Cement Co., Ltd......................................   345,858    1,077,374
     Samsung C&T Corp............................................   456,123   40,091,817
     Samsung Card Co., Ltd.......................................   335,569   10,668,127
     Samsung Fire & Marine Insurance Co., Ltd....................    53,985   14,053,975
*    Samsung Heavy Industries Co., Ltd........................... 4,070,394   28,709,010
     Samsung Life Insurance Co., Ltd.............................   851,300   61,922,201
     Samsung SDI Co., Ltd........................................    52,377   10,634,941
     Samsung Securities Co., Ltd.................................   825,273   25,220,442
     SAMT Co., Ltd...............................................   655,192    1,032,485
#    Samyang Corp................................................    42,469    2,236,240

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES     VALUE>>
                                                                  --------- ------------
SOUTH KOREA -- (Continued)
     Samyang Holdings Corp.......................................    62,869 $  4,325,686
#    Samyang Tongsang Co., Ltd...................................    22,283    1,148,205
#    SAVEZONE I&C Corp...........................................    94,588      311,788
*    SBS Media Holdings Co., Ltd.................................   488,064      995,280
     Seah Besteel Corp...........................................   223,999    3,767,653
#    SeAH Holdings Corp..........................................    12,963    1,072,637
     SeAH Steel Corp.............................................    24,338    1,342,706
#    SeAH Steel Holdings Corp....................................    23,988    1,150,882
     Sebang Co., Ltd.............................................   153,120    1,916,280
     Sebang Global Battery Co., Ltd..............................   101,308    4,145,512
     Sebo Manufacturing Engineer Corp............................    39,565      364,201
#    Sejong Industrial Co., Ltd..................................   200,279    1,265,370
# *  Sejoong Co., Ltd............................................    74,223      220,178
# *  Sekonix Co., Ltd............................................   133,733      863,756
#    S-Energy Co., Ltd...........................................    40,484      183,790
#    Seohan Co., Ltd.............................................   661,074    1,008,094
     Seohee Construction Co., Ltd................................ 2,314,254    2,483,960
     SEOWONINTECH Co., Ltd.......................................    16,998       80,438
#    Seoyon Co., Ltd.............................................   131,812      531,159
     Seoyon E-Hwa Co., Ltd.......................................    92,868      586,023
     Sewon Precision Industry Co., Ltd...........................     1,457       10,599
# *  SFA Semicon Co., Ltd........................................   621,936    1,309,643
*    SG Corp.....................................................    29,677       20,713
# *  SG&G Corp...................................................   291,585      507,943
#    Shindaeyang Paper Co., Ltd..................................    24,283    1,725,774
     Shinhan Financial Group Co., Ltd............................ 2,592,282   97,975,006
#    Shinhan Financial Group Co., Ltd., ADR...................... 1,406,701   53,313,967
#    Shinsegae Engineering & Construction Co., Ltd...............    16,765      439,425
     Shinsegae Food Co., Ltd.....................................     1,939      149,199
     Shinsegae Information & Communication Co., Ltd..............     3,820      461,921
     Shinsegae, Inc..............................................    87,988   25,639,696
# *  Shinsung Tongsang Co., Ltd..................................   881,967      721,700
# *  Shinwha Intertek Corp.......................................   125,015      253,921
# *  Shinwon Corp................................................   181,086      303,645
     Shinyoung Securities Co., Ltd...............................    46,987    2,366,644
# *  Signetics Corp..............................................   799,767    1,096,066
#    Silla Co., Ltd..............................................    70,200      895,156
     SIMMTECH Co., Ltd...........................................   197,539    1,160,724
#    Simmtech Holding Co., Ltd...................................     3,959        6,865
     SIMPAC, Inc.................................................   143,838      316,658
     Sindoh Co., Ltd.............................................    61,585    2,645,642
     SK Discovery Co., Ltd.......................................   192,652    5,014,089
#    SK Gas, Ltd.................................................    60,978    4,478,520
     SK Innovation Co., Ltd......................................   880,786  137,718,665
     SK Networks Co., Ltd........................................ 1,836,089    9,213,207
#    SK Securities Co., Ltd...................................... 2,864,051    1,739,703
     SKC Co., Ltd................................................   307,350    9,410,779
     SL Corp.....................................................   211,707    4,405,695
*    SNU Precision Co., Ltd......................................    11,913       30,588
# *  Ssangyong Motor Co..........................................   375,901    1,702,049
#    Sun Kwang Co., Ltd..........................................    32,999      507,568
     Sunchang Corp...............................................    54,825      257,975
#    Sung Kwang Bend Co., Ltd....................................   156,885    1,566,328
*    Sungchang Enterprise Holdings, Ltd..........................   326,002      584,829
#    Sungdo Engineering & Construction Co., Ltd..................   148,317      775,878
#    Sungshin Cement Co., Ltd....................................   336,014    2,843,784
     Sungwoo Hitech Co., Ltd.....................................   839,253    3,501,860
#    Sunjin Co., Ltd.............................................    36,614      401,662
#    Tae Kyung Industrial Co., Ltd...............................   152,886      765,923

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ---------- --------------
SOUTH KOREA -- (Continued)
     Taekwang Industrial Co., Ltd................................      5,258 $    6,746,685
*    Taewoong Co., Ltd...........................................    117,534      1,027,102
#    Taeyoung Engineering & Construction Co., Ltd................    586,789      6,422,029
     Tailim Packaging Co., Ltd...................................    192,898        886,974
# *  TBH Global Co., Ltd.........................................    197,666        463,472
*    Thinkware Systems Corp......................................     85,996        595,358
# *  TK Chemical Corp............................................    764,480      1,805,956
#    TK Corp.....................................................    120,940      1,202,366
#    Tong Yang Moolsan Co., Ltd..................................    300,253        438,192
     Tongyang Life Insurance Co., Ltd............................    592,249      2,299,387
*    Tongyang pile, Inc..........................................      7,975         41,473
#    Tongyang, Inc...............................................    358,717        611,739
#    Top Engineering Co., Ltd....................................    180,980      1,323,257
#    Tovis Co., Ltd..............................................    164,140        982,815
#    TS Corp.....................................................     65,988      1,168,349
*    T'way Holdings, Inc.........................................     59,858        129,814
     Ubiquoss Holdings, Inc......................................     30,750        648,979
#    UIL Co., Ltd................................................     82,914        378,568
     Uju Electronics Co., Ltd....................................     61,425        477,030
#    Unid Co., Ltd...............................................     78,309      3,373,164
     Uniquest Corp...............................................     16,606        100,714
     Viatron Technologies, Inc...................................      2,049         21,251
#    Visang Education, Inc.......................................     52,293        332,787
# *  WillBes & Co. (The).........................................    804,229        988,801
# *  Wonik Holdings Co., Ltd.....................................    504,277      2,144,352
# *  Woongjin Co., Ltd...........................................    243,455        466,936
# *  Woongjin Energy Co., Ltd....................................    118,888         93,022
# *  Woongjin Thinkbig Co., Ltd..................................    472,438      1,198,769
*    Woori Financial Group, Inc., Sponsored ADR..................     10,679        382,415
     Woori Financial Group, Inc..................................  5,361,552     63,568,459
#    Woorison F&G Co., Ltd.......................................    249,469        612,720
     Wooshin Systems Co., Ltd....................................     26,128        140,297
# *  WooSung Feed Co., Ltd.......................................    255,261        799,603
#    Y G-1 Co., Ltd..............................................    252,253      2,422,155
*    YeaRimDang Publishing Co., Ltd..............................    206,798      1,067,543
#    Yoosung Enterprise Co., Ltd.................................    197,921        493,027
#    YooSung T&S Co., Ltd........................................    196,580        571,194
     Youlchon Chemical Co., Ltd..................................    125,980      1,538,429
#    Young Poong Corp............................................      3,825      2,538,524
#    Young Poong Precision Corp..................................    130,166      1,069,530
     Youngone Corp...............................................     79,606      2,518,387
#    Youngone Holdings Co., Ltd..................................     19,511      1,085,948
*    Yuanta Securities Korea Co., Ltd............................  1,042,264      2,967,960
     YuHwa Securities Co., Ltd...................................     29,804        323,707
#    Zeus Co., Ltd...............................................     74,697      1,021,535
                                                                             --------------
TOTAL SOUTH KOREA................................................             3,144,482,999
                                                                             --------------
TAIWAN -- (16.1%)
#    Ability Enterprise Co., Ltd.................................  2,942,330      1,359,300
     AcBel Polytech, Inc.........................................  1,454,000      1,060,780
#    Acer, Inc................................................... 27,094,109     18,417,199
#    ACES Electronic Co., Ltd....................................  1,404,000      1,101,780
*    Acon Holding, Inc...........................................  2,183,000        556,297
     A-DATA Technology Co., Ltd..................................    908,000      1,470,172
     Advanced International Multitech Co., Ltd...................    444,000        661,798
#    Advanced Optoelectronic Technology, Inc.....................    551,000        317,578
     Advancetek Enterprise Co., Ltd..............................    186,639         96,099
# *  AGV Products Corp...........................................  5,743,211      1,310,670
     AimCore Technology Co., Ltd.................................    386,223        202,884

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
TAIWAN -- (Continued)
     Airmate Cayman International Co., Ltd.......................     12,000 $      8,766
     Alcor Micro Corp............................................    522,000      298,543
#    Allis Electric Co., Ltd.....................................  1,447,000      734,140
#    Alpha Networks, Inc.........................................  4,590,313    2,967,897
#    Altek Corp..................................................  4,122,365    3,583,281
#    Ambassador Hotel (The)......................................  1,493,000    1,058,441
#    AMPOC Far-East Co., Ltd.....................................  1,326,000    1,350,618
# *  AmTRAN Technology Co., Ltd.................................. 10,964,956    4,241,963
     Apacer Technology, Inc......................................    497,210      543,321
     APCB, Inc...................................................  2,072,000    2,097,075
# *  Apex International Co., Ltd.................................  2,038,263    3,376,589
     Apex Medical Corp...........................................     28,000       24,027
     Apex Science & Engineering..................................    211,536       56,918
     Ardentec Corp...............................................  2,953,058    3,030,229
#    Asia Cement Corp............................................ 24,769,589   33,526,023
     Asia Electronic Material Co., Ltd...........................     23,000       15,159
*    Asia Pacific Telecom Co., Ltd...............................  8,189,000    2,143,884
     Asia Plastic Recycling Holding, Ltd.........................  2,759,942      680,270
     Asia Polymer Corp...........................................  4,774,830    2,203,699
     Asia Tech Image, Inc........................................     41,000       60,194
#    Asia Vital Components Co., Ltd..............................  3,574,984    4,979,173
#    ASROCK, Inc.................................................    204,000      411,786
     Asustek Computer, Inc.......................................  4,485,000   34,288,507
#    AU Optronics Corp., Sponsored ADR...........................  8,902,653   31,070,259
#    AU Optronics Corp........................................... 51,158,812   18,296,369
     Audix Corp..................................................  1,081,332    1,385,547
#    Avermedia Technologies......................................  2,331,000      924,988
*    Avision, Inc................................................    599,555       71,423
     AVY Precision Technology, Inc...............................    985,934    1,036,801
     Bank of Kaohsiung Co., Ltd..................................  6,178,412    1,932,426
#    BES Engineering Corp........................................ 19,220,443    4,854,996
     Bin Chuan Enterprise Co., Ltd...............................     87,000       52,958
#    Biostar Microtech International Corp........................  2,187,055      683,616
     Bright Led Electronics Corp.................................  1,317,000      521,846
# *  Cameo Communications, Inc...................................  2,551,197      692,599
     Capital Securities Corp..................................... 27,366,158    8,239,164
#    Career Technology MFG. Co., Ltd.............................    825,192      907,077
*    Carnival Industrial Corp....................................  3,948,000      741,683
#    Casetek Holdings, Ltd.......................................  2,209,933    3,701,000
     Catcher Technology Co., Ltd.................................  3,569,000   28,296,219
     Cathay Chemical Works.......................................    812,000      503,627
#    Cathay Financial Holding Co., Ltd........................... 89,008,000  128,889,397
     Cathay Real Estate Development Co., Ltd.....................  8,492,694    6,916,220
     CCP Contact Probes Co., Ltd.................................      9,000        9,685
#    Celxpert Energy Corp........................................    362,000      385,778
     Central Reinsurance Co., Ltd................................  1,898,366    1,093,936
     Chain Chon Industrial Co., Ltd..............................    767,000      214,543
#    ChainQui Construction Development Co., Ltd..................    853,737      807,063
# *  Champion Building Materials Co., Ltd........................  4,563,828      973,704
     Chang Hwa Commercial Bank, Ltd.............................. 69,936,278   41,894,456
     Chang Wah Electromaterials, Inc.............................     38,800      225,034
     Channel Well Technology Co., Ltd............................    235,000      206,798
     CHC Healthcare Group........................................    561,000      732,084
     Chen Full International Co., Ltd............................    188,000      239,845
#    Cheng Loong Corp............................................ 12,927,659    8,268,109
# *  Cheng Mei Materials Technology Corp.........................  2,619,000    1,090,001
     Cheng Uei Precision Industry Co., Ltd.......................  6,284,635    7,637,163
     Chenming Mold Industry Corp.................................    522,000      313,131
#    Chia Chang Co., Ltd.........................................  1,624,000    2,352,039

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- ------------
TAIWAN -- (Continued)
#    Chia Hsin Cement Corp.......................................   5,290,191 $  2,568,800
#    Chien Kuo Construction Co., Ltd.............................   3,395,247    1,137,917
#    Chilisin Electronics Corp...................................   1,720,000    5,499,937
     China Airlines, Ltd.........................................  43,583,353   13,826,182
     China Bills Finance Corp....................................   3,151,000    1,504,113
     China Chemical & Pharmaceutical Co., Ltd....................   3,394,264    2,071,954
     China Development Financial Holding Corp.................... 120,595,734   38,872,781
     China Electric Manufacturing Corp...........................   4,019,200    1,298,695
#    China General Plastics Corp.................................     784,037      576,980
     China Glaze Co., Ltd........................................   1,537,799      510,461
     China Life Insurance Co., Ltd...............................  17,055,450   14,200,435
     China Man-Made Fiber Corp...................................  14,394,272    4,536,625
     China Metal Products........................................   4,188,969    5,094,936
     China Motor Corp............................................   5,881,749    5,281,803
# *  China Petrochemical Development Corp........................  31,041,397   11,724,699
     China Steel Corp............................................ 139,388,320  112,626,574
#    China Steel Structure Co., Ltd..............................   1,078,219      920,527
     China Wire & Cable Co., Ltd.................................   1,332,600      894,840
#    Chinese Maritime Transport, Ltd.............................   1,370,270    1,435,949
     Chin-Poon Industrial Co., Ltd...............................   3,405,815    4,241,351
     Chipbond Technology Corp....................................     487,000    1,105,198
     ChipMOS Techinologies, Inc..................................   2,829,085    2,466,500
     ChipMOS Technologies, Inc., ADR.............................      38,574      664,240
     Chun YU Works & Co., Ltd....................................   3,083,000    2,346,197
     Chun Yuan Steel.............................................   5,982,287    2,022,722
     Chung Hsin Electric & Machinery Manufacturing Corp..........   5,598,250    3,770,081
# *  Chung Hung Steel Corp.......................................   9,865,000    3,930,648
#    Chung Hwa Pulp Corp.........................................   6,011,353    1,856,561
     Chyang Sheng Dyeing & Finishing Co., Ltd....................     223,000      110,521
     Clevo Co....................................................   1,405,000    1,338,175
# *  CMC Magnetics Corp..........................................  22,145,621    5,058,923
     CoAsia Microelectronics Corp................................     421,797      129,118
     Coland Holdings, Ltd........................................     116,000      105,185
     Collins Co., Ltd............................................   1,584,224      548,663
     Compal Electronics, Inc.....................................  54,866,332   35,466,326
     Compeq Manufacturing Co., Ltd...............................  10,178,000    8,434,132
     Compucase Enterprise........................................      14,000       12,814
#    Concord Securities Co., Ltd.................................   2,118,440      504,129
#    Continental Holdings Corp...................................   5,867,540    2,925,710
*    Contrel Technology Co., Ltd.................................   1,062,000      675,083
     Coretronic Corp.............................................   6,773,800   10,545,717
#    Coxon Precise Industrial Co., Ltd...........................   1,417,000      879,539
     Creative Sensor, Inc........................................     503,000      360,701
*    CSBC Corp. Taiwan...........................................   2,065,177    1,742,582
     CTBC Financial Holding Co., Ltd............................. 158,940,073  108,882,159
     CviLux Corp.................................................     116,000       96,138
     CX Technology Co., Ltd......................................      42,162       31,715
     Cyberlink Corp..............................................      35,000       84,999
     CyberTAN Technology, Inc....................................     969,000      515,137
#    DA CIN Construction Co., Ltd................................   2,433,579    1,654,227
*    Danen Technology Corp.......................................     816,000       39,393
#    Darwin Precisions Corp......................................   5,864,635    3,665,909
*    Delpha Construction Co., Ltd................................   1,147,015      630,971
     Depo Auto Parts Ind Co., Ltd................................     416,000      930,984
#    Dimerco Express Corp........................................     188,000      132,709
# *  D-Link Corp.................................................   8,376,552    3,911,601
     Donpon Precision, Inc.......................................      55,000       42,736
*    Dynamic Electronics Co., Ltd................................   3,862,324    1,174,478
     Dynapack International Technology Corp......................   1,005,000    1,617,484

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
TAIWAN -- (Continued)
     E Ink Holdings, Inc.........................................  1,082,000 $  1,299,186
     E.Sun Financial Holding Co., Ltd............................ 90,872,938   74,616,451
*    Edimax Technology Co., Ltd..................................  2,270,902      820,390
*    Edison Opto Corp............................................  1,335,000      692,037
     Edom Technology Co., Ltd....................................    880,046      393,590
     Elite Semiconductor Memory Technology, Inc..................  1,077,000    1,139,239
     Elitegroup Computer Systems Co., Ltd........................  4,455,395    1,725,430
     Emerging Display Technologies Corp..........................     45,000       21,851
*    ENG Electric Co., Ltd.......................................    834,997       96,310
#    EnTie Commercial Bank Co., Ltd..............................  2,385,232    1,095,877
     Epileds Technologies, Inc...................................    338,000      192,592
#    Epistar Corp................................................ 12,943,869   11,337,339
#    Eson Precision Ind. Co., Ltd................................    723,000      878,790
     Eternal Materials Co., Ltd..................................  1,746,513    1,444,827
*    E-Ton Solar Tech Co., Ltd...................................  1,027,543       94,914
     Eva Airways Corp............................................ 24,708,345   12,117,672
*    Everest Textile Co., Ltd....................................  3,887,378    1,434,280
     Evergreen International Storage & Transport Corp............  8,141,000    3,626,300
     Evergreen Marine Corp. Taiwan, Ltd.......................... 23,836,707   10,464,755
     Everlight Chemical Industrial Corp..........................    531,950      287,716
     Everlight Electronics Co., Ltd..............................  3,183,000    3,187,554
     Excellence Opto, Inc........................................     96,000       61,932
#    Excelsior Medical Co., Ltd..................................  1,206,726    1,919,963
     EZconn Corp.................................................    185,000      237,795
     Far Eastern Department Stores, Ltd.......................... 10,965,445    5,822,068
     Far Eastern International Bank.............................. 30,506,804   11,359,848
     Far Eastern New Century Corp................................ 33,657,528   36,753,857
#    Farglory F T Z Investment Holding Co., Ltd..................  1,093,000      627,051
     Farglory Land Development Co., Ltd..........................  3,818,264    4,712,936
# *  Federal Corp................................................  5,848,160    2,054,646
# *  First Copper Technology Co., Ltd............................  1,924,750      645,122
     First Financial Holding Co., Ltd............................ 90,979,349   64,953,682
     First Hotel.................................................  1,769,857      822,072
     First Insurance Co., Ltd. (The).............................  3,503,064    1,639,076
# *  First Steamship Co., Ltd....................................  7,971,360    3,167,247
# *  FIT Holding Co., Ltd........................................    185,150      146,258
#    FocalTech Systems Co., Ltd..................................    874,000      711,998
     Forest Water Environment Engineering Co., Ltd...............      8,000       15,120
#    Formosa Advanced Technologies Co., Ltd......................  2,188,000    2,497,990
     Formosa Laboratories, Inc...................................    958,154    1,287,503
     Formosa Taffeta Co., Ltd....................................  7,598,511    9,164,502
     Formosan Rubber Group, Inc..................................  4,164,957    2,319,940
     Formosan Union Chemical.....................................  3,321,572    1,506,078
#    Founding Construction & Development Co., Ltd................  2,943,418    1,532,395
     Foxconn Technology Co., Ltd.................................  8,843,142   19,839,777
     Froch Enterprise Co., Ltd...................................  2,446,734    1,105,388
#    FSP Technology, Inc.........................................  1,706,292    1,152,092
     Fubon Financial Holding Co., Ltd............................ 88,876,471  131,340,683
#    Fulgent Sun International Holding Co., Ltd..................    307,487      663,583
#    Fullerton Technology Co., Ltd...............................  1,395,200      962,199
#    Fulltech Fiber Glass Corp...................................  5,946,690    3,037,853
     Fwusow Industry Co., Ltd....................................  2,613,119    1,547,640
     G Shank Enterprise Co., Ltd.................................  1,890,902    1,452,874
#    Gemtek Technology Corp......................................  4,854,962    4,090,643
*    Genesis Photonics, Inc......................................     27,810        1,063
     Getac Technology Corp.......................................    727,065    1,095,075
#    Giantplus Technology Co., Ltd...............................  3,474,100    1,338,110
#    Gigabyte Technology Co., Ltd................................  5,548,287    8,931,526
# *  Gigastorage Corp............................................  4,569,600      889,868

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- ------------
TAIWAN -- (Continued)
     Global Brands Manufacture, Ltd..............................   4,322,951 $  2,026,912
#    Global Lighting Technologies, Inc...........................   1,051,000    1,328,338
     Globe Union Industrial Corp.................................   3,161,625    1,786,896
     Gloria Material Technology Corp.............................   6,638,116    4,245,815
# *  Gold Circuit Electronics, Ltd...............................   5,204,965    2,114,705
     Goldsun Building Materials Co., Ltd.........................  16,068,261    4,323,269
     Good Will Instrument Co., Ltd...............................     235,746      211,439
#    Grand Fortune Securities Co., Ltd...........................     791,000      216,714
#    Grand Ocean Retail Group, Ltd...............................     934,000      959,289
#    Grand Pacific Petrochemical.................................  13,491,000    9,301,928
     Great China Metal Industry..................................     902,000      734,263
     Great Wall Enterprise Co., Ltd..............................   6,035,828    6,859,301
*    Green Energy Technology, Inc................................   1,424,880       14,749
#    Green Seal Holding, Ltd.....................................     466,000      558,981
#    GTM Holdings Corp...........................................   1,753,900    1,044,651
#    Hannstar Board Corp.........................................   4,883,635    5,195,595
#    HannStar Display Corp.......................................  38,369,435    9,935,958
# *  HannsTouch Solution, Inc....................................   3,678,481    1,794,041
#    Hanpin Electron Co., Ltd....................................     286,000      351,252
#    Harvatek Corp...............................................   2,130,553    1,116,326
     Hey Song Corp...............................................   2,920,500    2,999,864
     Highwealth Construction Corp................................   1,126,000    1,803,605
#    Hiroca Holdings, Ltd........................................     932,000    2,260,355
*    HiTi Digital, Inc...........................................      83,000       12,336
#    Hitron Technology, Inc......................................   1,927,098    1,334,728
     Ho Tung Chemical Corp.......................................  12,005,475    2,700,116
     Hocheng Corp................................................   3,317,300      851,920
     Hold-Key Electric Wire & Cable Co., Ltd.....................      76,124       21,086
     Hon Hai Precision Industry Co., Ltd.........................  65,155,192  183,433,254
#    Hong Pu Real Estate Development Co., Ltd....................   2,776,655    1,742,830
     Hong TAI Electric Industrial................................   2,620,000      831,151
#    Hong YI Fiber Industry Co...................................     810,000      528,401
     Horizon Securities Co., Ltd.................................   4,594,000      984,794
#    Hsin Kuang Steel Co., Ltd...................................   1,100,124    1,089,097
     Hsing TA Cement Co..........................................   1,632,614      903,772
# *  HTC Corp....................................................   5,642,000    7,644,947
#    HUA ENG Wire & Cable Co., Ltd...............................   4,595,035    1,405,213
     Hua Nan Financial Holdings Co., Ltd.........................  62,091,204   40,604,923
#    Huaku Development Co., Ltd..................................   2,563,000    6,481,599
#    Huang Hsiang Construction Corp..............................   1,195,000    1,077,566
     Hung Ching Development & Construction Co., Ltd..............   1,447,468    1,041,916
#    Hung Sheng Construction, Ltd................................   4,960,670    3,622,531
     Huxen Corp..................................................     268,281      404,156
*    Hwa Fong Rubber Industrial Co., Ltd.........................     265,000      104,251
     Hwacom Systems, Inc.........................................     333,000      199,948
*    Ichia Technologies, Inc.....................................   2,184,260    1,221,512
*    I-Chiun Precision Industry Co., Ltd.........................   2,275,000      668,127
*    Ideal Bike Corp.............................................      53,254       10,444
     Infortrend Technology, Inc..................................   1,104,000      455,798
#    Innolux Corp................................................ 144,747,544   46,447,009
     Inpaq Technology Co., Ltd...................................     213,000      236,448
     Integrated Service Technology, Inc..........................      10,000       13,802
     International CSRC Investment Holdings Co...................   9,043,510   12,306,453
     Inventec Corp...............................................  31,534,277   25,336,083
     ITE Technology, Inc.........................................   1,908,479    2,166,473
     Jarllytec Co., Ltd..........................................     805,000    1,766,483
     Jess-Link Products Co., Ltd.................................   1,110,500    1,147,258
     Jih Sun Financial Holdings Co., Ltd.........................  10,570,918    3,360,891
#    Jinli Group Holdings, Ltd...................................   1,705,722      973,839

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
TAIWAN -- (Continued)
     Johnson Health Tech Co., Ltd................................    150,000 $   214,796
#    K Laser Technology, Inc.....................................  1,931,601     891,178
#    Kaulin Manufacturing Co., Ltd...............................  1,571,656     857,496
     KEE TAI Properties Co., Ltd.................................  1,968,000     738,588
#    Kenmec Mechanical Engineering Co., Ltd......................  1,954,000     907,995
#    Kindom Construction Corp....................................  4,633,000   3,162,218
     King Chou Marine Technology Co., Ltd........................    243,100     302,515
#    King Yuan Electronics Co., Ltd.............................. 16,319,805  15,136,051
     King's Town Bank Co., Ltd................................... 11,647,012  12,461,459
     King's Town Construction Co., Ltd...........................    360,380     301,369
# *  Kinko Optical Co., Ltd......................................  1,407,000   1,377,759
     Kinpo Electronics........................................... 20,881,375   7,442,900
#    Kinsus Interconnect Technology Corp.........................  2,969,000   4,484,383
     KNH Enterprise Co., Ltd.....................................  1,619,078     576,560
#    Kung Sing Engineering Corp..................................  3,317,000     785,700
*    Kuo Toong International Co., Ltd............................  1,048,160     747,395
     Kuoyang Construction Co., Ltd...............................  5,878,811   2,280,978
     Kwong Fong Industries Corp..................................  1,204,649     578,287
     KYE Systems Corp............................................  2,869,909     818,996
     L&K Engineering Co., Ltd....................................  2,117,000   1,884,205
#    LAN FA Textile..............................................  2,812,713     697,538
*    Leader Electronics, Inc.....................................  1,966,056     533,852
#    Lealea Enterprise Co., Ltd..................................  9,384,941   3,055,523
     Ledtech Electronics Corp....................................    172,000      48,329
     LEE CHI Enterprises Co., Ltd................................  2,361,900     769,033
*    Leofoo Development Co., Ltd.................................  3,315,908     680,801
     LES Enphants Co., Ltd.......................................    877,000     246,920
#    Lextar Electronics Corp.....................................  4,289,000   2,433,200
*    Li Peng Enterprise Co., Ltd.................................  7,696,381   1,817,452
     Lida Holdings, Ltd..........................................    273,000     514,316
     Lien Hwa Industrial Corp....................................  7,897,494   8,665,797
     Lingsen Precision Industries, Ltd...........................  5,568,480   1,728,877
     Lite-On Semiconductor Corp..................................  2,622,729   2,945,852
     Lite-On Technology Corp..................................... 25,616,738  36,144,126
     Long Bon International Co., Ltd.............................  1,697,100     947,863
#    Long Chen Paper Co., Ltd....................................  9,820,463   5,759,311
*    Lucky Cement Corp...........................................  2,487,000     566,518
*    LuxNet Corp.................................................     93,888      68,891
#    Macronix International...................................... 21,473,605  16,708,118
     Materials Analysis Technology, Inc..........................     57,000     139,964
#    Mayer Steel Pipe Corp.......................................  2,046,456   1,056,543
     Maywufa Co., Ltd............................................    252,070     106,132
     Mega Financial Holding Co., Ltd............................. 96,252,796  92,408,266
#    Mercuries & Associates Holding, Ltd.........................  3,493,514   1,978,875
# *  Mercuries Life Insurance Co., Ltd........................... 12,080,999   4,341,823
     MIN AIK Technology Co., Ltd.................................  1,446,600     742,821
#    Mitac Holdings Corp.........................................  9,358,660   9,703,820
*    Mosel Vitelic, Inc..........................................    234,190     157,007
# *  Motech Industries, Inc......................................  3,980,658   1,103,724
#    MPI Corp....................................................    191,000     435,057
     Nan Ren Lake Leisure Amusement Co., Ltd.....................  1,652,000     401,629
#    Nan Ya Printed Circuit Board Corp...........................  3,428,000   5,162,157
#    Nanya Technology Corp....................................... 15,746,000  33,440,413
*    New Asia Construction & Development Corp....................  1,810,304     362,261
#    New Era Electronics Co., Ltd................................    203,000     150,377
#    Nien Hsing Textile Co., Ltd.................................  1,772,061   1,617,126
     Niko Semiconductor Co., Ltd.................................     77,000      76,111
#    Nishoku Technology, Inc.....................................    264,000     464,819
     O-Bank Co., Ltd.............................................    890,000     227,770

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- -----------
TAIWAN -- (Continued)
# *  Ocean Plastics Co., Ltd.....................................     265,000 $   232,904
     OptoTech Corp...............................................   2,486,387   1,873,354
*    Orient Semiconductor Electronics, Ltd.......................   1,705,670     885,315
#    Pacific Construction Co.....................................   2,487,452     917,807
# *  Pan Jit International, Inc..................................   1,379,000   1,217,417
#    Pan-International Industrial Corp...........................   6,396,444   5,462,976
# *  Paragon Technologies Co., Ltd...............................     817,191     499,970
#    Pegatron Corp...............................................  28,024,998  52,980,367
# *  Phihong Technology Co., Ltd.................................   3,918,882   1,302,565
     Plastron Precision Co., Ltd.................................      33,536      16,367
#    Plotech Co., Ltd............................................     517,000     289,118
     Pou Chen Corp...............................................  22,855,550  27,804,869
#    President Securities Corp...................................  12,224,324   5,321,974
     Prince Housing & Development Corp...........................   7,234,018   2,610,134
     Promate Electronic Co., Ltd.................................     157,000     164,668
*    Promise Technology, Inc.....................................     909,000     236,495
#    P-Two Industries, Inc.......................................     110,000     171,560
#    Qisda Corp..................................................  23,225,171  14,792,468
#    Qualipoly Chemical Corp.....................................     290,593     277,189
     Quanta Storage, Inc.........................................   1,830,000   3,370,953
     Quintain Steel Co., Ltd.....................................   2,530,473     664,293
     Radiant Opto-Electronics Corp...............................   2,734,000   9,240,207
*    Radium Life Tech Co., Ltd...................................   9,105,124   3,992,291
     Rich Development Co., Ltd...................................   7,068,054   2,076,362
*    Ritek Corp..................................................  14,529,095   4,865,321
# *  Rotam Global Agrosciences, Ltd..............................     415,693     254,524
     Ruentex Development Co., Ltd................................   4,426,320   6,079,934
     Ruentex Industries, Ltd.....................................   2,643,600   6,318,504
     Sampo Corp..................................................   4,177,340   2,258,145
     San Fang Chemical Industry Co., Ltd.........................      23,000      17,689
#    San Far Property, Ltd.......................................     467,800     290,125
     Sanyang Motor Co., Ltd......................................   2,721,624   1,774,922
#    Sesoda Corp.................................................   1,687,713   1,425,984
     Shan-Loong Transportation Co., Ltd..........................     456,000     444,170
     Sharehope Medicine Co., Ltd.................................     107,400      98,417
#    Sheng Yu Steel Co., Ltd.....................................   1,512,000     944,667
     ShenMao Technology, Inc.....................................     978,000     632,179
#    Shih Her Technologies, Inc..................................     411,000     621,764
*    Shih Wei Navigation Co., Ltd................................   2,302,577     702,169
#    Shihlin Electric & Engineering Corp.........................   4,479,000   6,055,782
#    Shin Kong Financial Holding Co., Ltd........................ 101,314,259  28,706,060
     Shin Zu Shing Co., Ltd......................................   1,789,000   6,815,448
*    Shining Building Business Co., Ltd..........................   1,158,692     380,803
#    Shinkong Insurance Co., Ltd.................................   3,041,412   3,823,002
     Shinkong Synthetic Fibers Corp..............................  18,384,754   8,090,884
# *  Shuttle, Inc................................................   4,367,015   1,693,336
     Sigurd Microelectronics Corp................................   5,300,047   5,292,381
# *  Silicon Integrated Systems Corp.............................   4,978,808   1,426,131
*    Silitech Technology Corp....................................     824,803     391,753
     Sincere Navigation Corp.....................................   4,232,740   2,357,091
     Sinher Technology, Inc......................................     231,000     372,407
     Sinon Corp..................................................   5,544,877   3,383,186
     SinoPac Financial Holdings Co., Ltd.........................  96,201,115  37,082,838
     Sinphar Pharmaceutical Co., Ltd.............................     180,000     116,817
     Sirtec International Co., Ltd...............................     454,200     363,166
#    Siward Crystal Technology Co., Ltd..........................   2,461,875   1,660,324
# *  Solar Applied Materials Technology Co.......................   1,734,922   1,054,199
     Solomon Technology Corp.....................................     539,000     415,201
     Solteam Electronics Co., Ltd................................      39,390      35,645

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- -----------
TAIWAN -- (Continued)
     Southeast Cement Co., Ltd...................................  2,940,700 $ 1,547,478
     Spirox Corp.................................................    505,563     427,463
     Stark Technology, Inc.......................................    543,160     986,623
     Sunko INK Co., Ltd..........................................     76,000      22,884
     Sunplus Technology Co., Ltd.................................  6,888,620   2,834,673
     Sunrex Technology Corp......................................  1,466,108     890,446
#    Sunspring Metal Corp........................................    667,000     759,317
#    Supreme Electronics Co., Ltd................................  4,212,441   4,206,029
     Sweeten Real Estate Development Co., Ltd....................  1,282,925   1,113,294
     Synnex Technology International Corp........................  6,193,550   7,728,547
     Systex Corp.................................................  1,007,801   2,215,830
     T3EX Global Holdings Corp...................................    309,499     279,827
#    Ta Ya Electric Wire & Cable.................................  7,159,329   2,531,044
     Tah Hsin Industrial Corp....................................  1,342,900   1,338,313
     TAI Roun Products Co., Ltd..................................     63,000      23,045
# *  Tai Tung Communication Co., Ltd.............................    558,000     338,284
     Taichung Commercial Bank Co., Ltd........................... 32,235,685  12,520,448
#    Taiflex Scientific Co., Ltd.................................  2,075,960   2,677,079
#    Tainan Enterprises Co., Ltd.................................  1,134,183     887,608
#    Tainan Spinning Co., Ltd.................................... 16,557,485   6,460,316
*    Tainergy Tech Co., Ltd......................................  2,172,000     330,239
     Tai-Saw Technology Co., Ltd.................................    158,000     105,281
#    Taishin Financial Holding Co., Ltd.......................... 90,218,066  40,909,287
#    Taisun Enterprise Co., Ltd..................................  2,234,423   1,417,353
# *  Taita Chemical Co., Ltd.....................................  2,481,864     824,564
#    Taiwan Business Bank........................................ 40,032,240  16,529,367
     Taiwan Cement Corp.......................................... 64,501,697  87,731,793
#    Taiwan Chinsan Electronic Industrial Co., Ltd...............    272,000     336,666
#    Taiwan Cogeneration Corp....................................  2,535,333   2,206,942
     Taiwan Cooperative Financial Holding Co., Ltd............... 74,943,734  49,741,959
#    Taiwan Fertilizer Co., Ltd..................................  5,781,000   8,418,287
     Taiwan Fire & Marine Insurance Co., Ltd.....................  1,382,000     905,789
     Taiwan FU Hsing Industrial Co., Ltd.........................    667,000     878,458
     Taiwan Glass Industry Corp.................................. 13,706,982   5,483,794
     Taiwan Hon Chuan Enterprise Co., Ltd........................    941,932   1,512,614
     Taiwan Hopax Chemicals Manufacturing Co., Ltd...............  1,732,000   1,088,692
# *  Taiwan Land Development Corp................................  8,958,322   2,536,211
# *  Taiwan Line Tek Electronic..................................    146,771     139,822
     Taiwan Navigation Co., Ltd..................................  1,695,000   1,067,448
     Taiwan PCB Techvest Co., Ltd................................  4,075,946   5,000,580
#    Taiwan Pulp & Paper Corp....................................  3,216,660   1,972,285
     Taiwan Shin Kong Security Co., Ltd..........................     39,000      48,283
#    Taiwan Surface Mounting Technology Corp.....................  3,706,991   7,021,650
#    Taiwan TEA Corp.............................................  8,595,092   4,338,990
#    Taiyen Biotech Co., Ltd.....................................  1,213,217   1,249,388
     Te Chang Construction Co., Ltd..............................     80,260      74,900
     TeCo.Electric and Machinery Co., Ltd........................ 18,598,725  13,937,111
     Test-Rite International Co., Ltd............................  1,514,266   1,039,492
*    Tex-Ray Industrial Co., Ltd.................................    501,000     166,068
     Thye Ming Industrial Co., Ltd...............................     26,000      26,982
     Ton Yi Industrial Corp......................................  3,458,600   1,405,085
     Tong Yang Industry Co., Ltd.................................  1,778,000   2,539,812
# *  Tong-Tai Machine & Tool Co., Ltd............................  2,705,447   1,839,919
     Topoint Technology Co., Ltd.................................  1,969,459   1,288,421
#    TPK Holding Co., Ltd........................................  4,404,000   8,163,548
     Tripod Technology Corp......................................  2,828,000   9,080,110
     Tsann Kuen Enterprise Co., Ltd..............................    215,000     143,013
*    TSEC Corp...................................................  1,723,684     380,759
#    Tung Ho Steel Enterprise Corp............................... 12,473,274   8,924,294

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES      VALUE>>
                                                                  ----------- -----------
TAIWAN -- (Continued)
     TXC Corp....................................................   1,351,000 $ 1,576,862
#    TYC Brother Industrial Co., Ltd.............................   1,566,723   1,386,779
# *  Tycoons Group Enterprise....................................   6,125,337   1,296,422
#    Tyntek Corp.................................................   2,284,097   1,273,062
     UDE Corp....................................................     368,000     355,394
     U-Ming Marine Transport Corp................................   2,256,000   2,362,094
#    Unimicron Technology Corp...................................  20,059,363  22,420,175
#    Union Bank Of Taiwan........................................  12,464,532   4,419,749
     Unitech Computer Co., Ltd...................................   1,357,739     914,431
#    Unitech Printed Circuit Board Corp..........................   7,514,466   4,615,358
#    United Microelectronics Corp................................ 197,526,681  86,131,100
*    United Renewable Energy Co., Ltd............................  19,156,450   6,526,636
*    Unity Opto Technology Co., Ltd..............................   2,924,000     928,071
     Univacco Technology, Inc....................................      46,000      38,139
     Universal Cement Corp.......................................   5,909,583   3,806,063
# *  Unizyx Holding Corp.........................................   4,026,000   3,008,699
#    UPC Technology Corp.........................................  12,564,831   5,136,919
     USI Corp....................................................   8,187,827   3,142,779
     Usun Technology Co., Ltd....................................     191,100     189,841
     Ve Wong Corp................................................   1,564,806   1,308,005
#    Victory New Materials, Ltd. Co..............................   1,083,170     731,835
     Waffer Technology Corp......................................      69,000      29,056
# *  Wah Hong Industrial Corp....................................     509,516     427,498
     Wah Lee Industrial Corp.....................................   2,043,000   3,578,483
     Walsin Lihwa Corp...........................................  36,558,412  20,544,416
#    Walton Advanced Engineering, Inc............................   3,931,853   1,426,928
     Wan Hai Lines, Ltd..........................................   8,094,000   4,271,139
     Waterland Financial Holdings Co., Ltd.......................  32,750,337  11,026,124
     Weikeng Industrial Co., Ltd.................................   2,633,514   1,744,373
#    Well Shin Technology Co., Ltd...............................   1,094,080   1,913,986
# *  Wha Yu Industrial Co., Ltd..................................     302,000     180,961
#    Winbond Electronics Corp....................................  48,008,572  25,003,534
     Winstek Semiconductor Co., Ltd..............................     247,000     209,098
     Wintek Corp.................................................  20,783,484     230,763
     Wisdom Marine Lines Co., Ltd................................   3,199,953   3,044,827
     Wistron Corp................................................  44,399,343  36,858,981
     WPG Holdings, Ltd...........................................   9,139,284  12,062,337
#    WT Microelectronics Co., Ltd................................   7,706,751  10,182,301
# *  WUS Printed Circuit Co., Ltd................................   2,864,739   2,377,866
*    Yang Ming Marine Transport Corp.............................  11,742,759   3,336,723
#    YC Co., Ltd.................................................   5,824,177   2,582,247
     YC INOX Co., Ltd............................................   4,636,833   3,925,906
     Yea Shin International Development Co., Ltd.................   1,184,825     727,445
#    Yeong Guan Energy Technology Group Co., Ltd.................   1,042,000   2,762,287
#    YFY, Inc....................................................  19,902,847   7,669,285
#    Yi Jinn Industrial Co., Ltd.................................   2,884,142   1,317,515
#    Yieh Phui Enterprise Co., Ltd...............................  14,597,025   4,452,381
#    Young Fast Optoelectronics Co., Ltd.........................   1,400,000     790,156
#    Youngtek Electronics Corp...................................   1,155,047   1,729,215
     Yuanta Financial Holding Co., Ltd........................... 124,148,918  72,007,417
#    Yulon Motor Co., Ltd........................................  12,331,572   7,787,956
     Yung Chi Paint & Varnish Manufacturing Co., Ltd.............     243,687     579,319
     Yungshin Construction & Development Co., Ltd................      47,000      53,334
     Zenitron Corp...............................................   2,495,000   1,846,111
#    Zero One Technology Co., Ltd................................     638,000     581,035
     Zhen Ding Technology Holding, Ltd...........................   4,263,000  15,251,563
#    Zig Sheng Industrial Co., Ltd...............................   6,209,352   1,787,889
#    Zinwell Corp................................................     742,000     551,397

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
TAIWAN -- (Continued)
    ZongTai Real Estate Development Co., Ltd....................  2,169,159 $    1,336,873
                                                                            --------------
TOTAL TAIWAN                                                                 3,071,679,635
                                                                            --------------
THAILAND -- (3.1%)
    AAPICO Hitech PCL...........................................    123,300         78,402
    AAPICO Hitech PCL...........................................    769,560        489,336
    AJ Plast PCL................................................  1,465,000        456,594
    Ananda Development PCL......................................  5,845,600        728,754
    AP Thailand PCL............................................. 14,294,830      3,537,327
    Asia Aviation PCL...........................................  6,854,200        914,609
    Asia Aviation PCL...........................................    405,600         54,122
    Asia Plus Group Holdings PCL................................  4,806,900        463,751
    Bangchak Corp. PCL..........................................  4,858,500      4,946,006
    Bangkok Airways PCL.........................................  4,748,400      1,755,086
    Bangkok Bank PCL............................................  1,676,453     10,659,983
    Bangkok Insurance PCL.......................................    212,828      2,159,946
    Bangkok Land PCL............................................ 92,545,196      4,551,165
    Bangkok Life Assurance PCL..................................    626,500        554,381
    Bangkok Ranch PCL...........................................  3,511,800        409,206
    Bank of Ayudhya PCL.........................................     95,100        114,686
    Banpu PCL................................................... 22,464,750     11,540,232
    Better World Green PCL......................................  4,460,000        153,673
    Cal-Comp Electronics Thailand PCL........................... 24,568,414      1,462,177
    Charoen Pokphand Foods PCL.................................. 29,602,800     25,267,856
    Charoong Thai Wire & Cable PCL..............................  1,135,900        282,863
    Esso Thailand PCL...........................................  6,673,600      2,320,343
*   G J Steel PCL............................................... 24,256,975        106,374
    GFPT PCL....................................................  4,175,200      2,027,114
    Golden Land Property Development PCL........................  3,261,500        847,939
    Hana Microelectronics PCL...................................  4,793,400      4,879,734
    ICC International PCL.......................................  2,483,400      3,189,331
    Ichitan Group PCL...........................................  3,906,600        482,130
    IRPC PCL.................................................... 84,238,700     14,908,337
*   Italian-Thai Development PCL................................ 17,118,800      1,254,753
    Kang Yong Electric PCL......................................        200          2,556
    Kasikornbank PCL............................................  9,218,201     55,150,396
    KGI Securities Thailand PCL.................................  6,533,800        888,228
    Khon Kaen Sugar Industry PCL................................  9,647,207        906,550
    Kiatnakin Bank PCL..........................................  3,675,600      7,598,734
    Krung Thai Bank PCL......................................... 28,970,000     17,150,603
    Lalin Property PCL..........................................    204,200         30,958
    LH Financial Group PCL...................................... 16,993,446        793,116
    LPN Development PCL.........................................  9,316,501      2,042,772
*   MCOT PCL....................................................    836,800        280,462
    Millcon Steel PCL...........................................  5,225,313        170,222
*   Nation Multimedia Group PCL.................................  2,644,800         16,569
    Padaeng Industry PCL........................................    978,200        367,687
    Polyplex Thailand PCL.......................................  4,213,625      1,887,387
*   Precious Shipping PCL.......................................  9,282,350      2,413,266
    Property Perfect PCL........................................ 48,579,000      1,247,761
    Pruksa Holding PCL..........................................  4,115,200      2,423,360
    PTT Exploration & Production PCL............................ 10,295,800     43,053,698
    PTT Global Chemical PCL..................................... 27,055,141     58,262,833
    PTT PCL..................................................... 98,695,400    150,709,499
    Quality Houses PCL.......................................... 22,802,697      2,114,205
    Regional Container Lines PCL................................  3,650,000        521,347
    Rojana Industrial Park PCL..................................  7,855,473      1,316,422
    Saha Pathana Inter-Holding PCL..............................  2,585,400      5,668,849
    Saha Pathanapibul PCL.......................................  1,572,733      2,697,169

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES     VALUE>>
                                                                  ---------- ------------
THAILAND -- (Continued)
     Saha-Union PCL..............................................  2,362,200 $  3,366,644
     Sahaviriya Steel Industries PCL............................. 90,527,440       26,655
     Samart Telcoms PCL..........................................    113,900       32,110
     Sansiri PCL................................................. 35,600,066    1,594,615
     SC Asset Corp. PCL.......................................... 22,412,553    2,120,154
*    SCG Ceramics PCL............................................    456,027       30,283
     Sena Development PCL........................................  1,331,366      155,135
     Siam Commercial Bank PCL (The).............................. 13,026,500   53,452,514
     Siam Future Development PCL.................................  6,946,495    1,359,925
     Somboon Advance Technology PCL..............................  1,951,200    1,179,582
     Sri Ayudhya Capital PCL.....................................     48,600       66,601
     Sri Trang Agro-Industry PCL.................................  8,901,340    3,652,547
     Srithai Superware PCL....................................... 15,468,500      571,741
     Star Petroleum Refining PCL................................. 14,535,500    4,826,196
*    STP & I PCL.................................................    822,000      180,235
     Supalai PCL.................................................  4,484,700    3,104,522
*    Super Energy Corp. PCL...................................... 64,425,000    1,271,347
     SVI PCL.....................................................  3,742,300      562,664
     Syntec Construction PCL.....................................  4,736,800      373,899
*    Tata Steel Thailand PCL..................................... 38,442,300      915,149
*    Thai Airways International PCL..............................  9,568,411    3,806,384
     Thai Oil PCL................................................  8,820,600   19,133,173
     Thai Rayon PCL..............................................     58,700       72,398
     Thai Stanley Electric PCL...................................     43,100      317,259
     Thai Stanley Electric PCL, Class F..........................    174,600    1,285,231
     Thai Wacoal PCL.............................................     85,000      125,137
     Thaicom PCL.................................................  4,450,700      913,143
     Thanachart Capital PCL......................................  3,778,100    6,272,179
     Thitikorn PCL...............................................  1,723,300      555,990
     Thoresen Thai Agencies PCL..................................  6,672,278    1,118,142
     TMB Bank PCL................................................ 86,309,700    5,461,099
     TPI Polene PCL.............................................. 49,955,140    3,098,236
     True Corp. PCL.............................................. 96,286,700   15,532,545
     Unique Engineering & Construction PCL.......................    121,700       39,264
     Univentures PCL.............................................  5,184,000    1,022,998
     Vinythai PCL................................................  2,767,517    2,188,874
                                                                             ------------
TOTAL THAILAND...................................................             598,095,429
                                                                             ------------
TURKEY -- (0.9%)
# *  Akbank Turk A.S............................................. 26,900,488   27,656,424
*    Akenerji Elektrik Uretim A.S................................  1,914,170      179,877
#    Albaraka Turk Katilim Bankasi A.S...........................  5,662,530    1,358,687
     Anadolu Anonim Turk Sigorta Sirketi.........................  2,861,153    1,988,742
     Anadolu Cam Sanayii A.S.....................................  2,322,784    1,196,588
     Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    340,548    1,131,567
# *  Bagfas Bandirma Gubre Fabrikalari A.S.......................    375,466      339,287
*    Bera Holding A.S............................................    343,720      102,605
#    Borusan Mannesmann Boru Sanayi ve Ticaret A.S...............    527,749      814,940
*    Boyner Perakende Ve Tekstil Yatirimlari A.S.................     42,167       33,796
# *  Cimsa Cimento Sanayi VE Ticaret A.S.........................    463,012      509,488
#    Dogan Sirketler Grubu Holding A.S........................... 11,546,424    2,054,588
     Dogus Otomotiv Servis ve Ticaret A.S........................    174,498      134,887
     Eczacibasi Yatirim Holding Ortakligi A.S....................    282,215      357,383
     EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi
       ve Ticaret A.S............................................  1,908,942      897,236
#    Enka Insaat ve Sanayi A.S...................................  3,732,394    3,360,887
*    Global Yatirim Holding A.S..................................  1,043,752      508,061
# *  Gozde Girisim Sermayesi Yatirim Ortakligi A.S...............  1,934,165    1,080,545
*    GSD Holding AS..............................................  3,552,612      536,713
# *  Ihlas Holding A.S........................................... 13,565,247    1,136,078

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                    SHARES       VALUE>>
                                                                  ---------- ---------------
TURKEY -- (Continued)
*    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A    118,805 $        45,052
# *  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D  2,862,066       1,086,398
*    Metro Ticari ve Mali Yatirimlar Holding A.S.................    345,341          45,752
# *  Pegasus Hava Tasimaciligi A.S...............................    487,086       2,527,903
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S..........    373,835         203,033
# *  Sekerbank Turk AS...........................................  1,352,044         229,209
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S....................  1,806,234       1,215,558
     Trakya Cam Sanayii A.S......................................  7,144,157       3,799,017
*    Turcas Petrol A.S...........................................     40,811           9,535
*    Turk Hava Yollari AO........................................  8,452,774      20,303,179
#    Turkiye Garanti Bankasi A.S................................. 30,412,959      41,756,928
#    Turkiye Halk Bankasi A.S.................................... 10,941,829      10,753,176
# *  Turkiye Is Bankasi, Class C................................. 21,102,595      19,002,782
*    Turkiye Sinai Kalkinma Bankasi A.S.......................... 17,218,531       2,166,688
     Turkiye Sise ve Cam Fabrikalari A.S.........................  3,786,290       3,874,062
     Turkiye Vakiflar Bankasi TAO, Class D....................... 19,837,906      13,474,373
# *  Yapi ve Kredi Bankasi A.S................................... 26,524,830       9,220,607
                                                                             ---------------
TOTAL TURKEY.....................................................                175,091,631
                                                                             ---------------
TOTAL COMMON STOCKS..............................................             18,309,000,820
                                                                             ---------------
PREFERRED STOCKS -- (1.1%)
BRAZIL -- (1.0%)
     Banco ABC Brasil S.A........................................  1,189,798       5,901,806
     Banco do Estado do Rio Grande do Sul SA, Class B............  2,435,168      15,165,847
*    Banco Pan SA................................................  1,756,692       1,518,754
     Cia Brasileira de Distribuicao..............................  1,063,256      26,167,199
     Cia Ferro Ligas da Bahia--FERBASA...........................    700,234       3,780,560
     Eucatex SA Industria e Comercio.............................    256,928         298,136
     Gerdau SA...................................................    494,320       1,783,843
     Grazziotin SA...............................................      6,400          37,410
     Marcopolo SA................................................  4,267,200       3,830,697
     Petroleo Brasileiro SA...................................... 17,582,289     121,561,770
     Randon SA Implementos e Participacoes.......................  2,241,400       4,858,815
     Schulz SA...................................................     93,480         171,650
     Unipar Carbocloro SA........................................    461,207       4,562,557
     Usinas Siderurgicas de Minas Gerais SA, Class A.............  5,335,052      11,741,985
                                                                             ---------------
TOTAL BRAZIL.....................................................                201,381,029
                                                                             ---------------
COLOMBIA -- (0.1%)
     Avianca Holdings SA.........................................  1,653,949         751,970
     Grupo Argos SA..............................................    374,078       1,781,737
     Grupo de Inversiones Suramericana SA........................  1,047,979      11,299,017
                                                                             ---------------
TOTAL COLOMBIA...................................................                 13,832,724
                                                                             ---------------
SOUTH KOREA -- (0.0%)
# *  CJ Corp.....................................................     14,663         460,256
                                                                             ---------------
TOTAL PREFERRED STOCKS...........................................                215,674,009
                                                                             ---------------
RIGHTS/WARRANTS -- (0.1%)
BRAZIL -- (0.0%)
*    Terra Santa Agro SA Right 06/03/19..........................        165               0
                                                                             ---------------
HONG KONG -- (0.0%)
*    China International Marine Containers Co., Ltd. Rights
       05/03/19..................................................     12,816               0
*    Haitong Securities Co., Ltd. Rights 05/23/19................    414,742               0

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                      SHARES       VALUE>>
                                                                    ---------- ---------------
HONG KONG -- (Continued)
*      Prosperity International Holdings HK, Ltd. Rights 05/14/19..    644,800 $         4,850
                                                                               ---------------
TOTAL HONG KONG                                                                          4,850
                                                                               ---------------
INDIA -- (0.1%)
*      Bharti Airtel, Ltd. Rights 05/17/19.........................  4,988,126       7,193,128
                                                                               ---------------
INDONESIA -- (0.0%)
*      Medco Energi Internasional Tbk PT Warrants 12/11/20......... 14,598,798         270,462
                                                                               ---------------
MALAYSIA -- (0.0%)
*      Sunway Bhd Warrants 10/03/24................................          1               0
                                                                               ---------------
POLAND -- (0.0%)
*      Hawe SA Rights 09/30/15.....................................    952,876               0
                                                                               ---------------
SOUTH KOREA -- (0.0%)
*      Doosan Heavy Industries & Construction Co., Ltd. Rights
         05/09/2019................................................    562,663         693,605
                                                                               ---------------
TOTAL RIGHTS/WARRANTS..............................................                  8,162,045
                                                                               ---------------
TOTAL INVESTMENT SECURITIES........................................             18,532,836,874
                                                                               ---------------

                                                                                   VALUE+
                                                                               ---------------
SECURITIES LENDING COLLATERAL -- (2.7%)
@ (S)  The DFA Short Term Investment Fund.......................... 44,287,987     512,456,292
                                                                               ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $17,429,703,368)...........................................            $19,045,293,166
                                                                               ===============

ADR    American Depositary Receipt
GDR    Global Depositary Receipt
P.L.C. Public Limited Company
SA     Special Assessment

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
+      See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

As of April 30, 2019, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                                                          UNREALIZED
                                         NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                              --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..........    650     06/21/19  $ 33,805,254 $ 35,106,500   $1,301,246
S&P 500(R) Emini Index..................    601     06/21/19    86,822,447   88,602,425    1,779,978
                                                              ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.................                      $120,627,701 $123,708,925   $3,081,224
                                                              ============ ============   ==========

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


Summary of the Fund's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------------
                                                 LEVEL 1           LEVEL 2        LEVEL 3            TOTAL
                                              --------------   --------------- -------------    ---------------
Common Stocks
   Brazil.................................... $1,396,627,194   $     9,744,472            --    $ 1,406,371,666
   Chile.....................................    253,085,223                --            --        253,085,223
   China.....................................    293,869,031     2,921,258,273            --      3,215,127,304
   Colombia..................................     37,488,559                --            --         37,488,559
   Czech Republic............................             --        38,466,566            --         38,466,566
   Greece....................................             --        11,392,496            --         11,392,496
   Hungary...................................             --        51,048,261            --         51,048,261
   India.....................................    120,473,910     2,406,183,695            --      2,526,657,605
   Indonesia.................................        505,980       511,988,321            --        512,494,301
   Malaysia..................................             --       528,665,885            --        528,665,885
   Mexico....................................    613,073,289                --            --        613,073,289
   Philippines...............................             --       210,358,900            --        210,358,900
   Poland....................................             --       240,738,951            --        240,738,951
   Russia....................................    151,809,866       253,774,288            --        405,584,154
   Singapore.................................             --           150,351            --            150,351
   South Africa..............................    148,703,568     1,120,244,047            --      1,268,947,615
   South Korea...............................    351,967,821     2,792,515,178            --      3,144,482,999
   Taiwan....................................     31,734,499     3,039,945,136            --      3,071,679,635
   Thailand..................................    598,052,205            43,224            --        598,095,429
   Turkey....................................             --       175,091,631            --        175,091,631
Preferred Stocks
   Brazil....................................    201,381,029                --            --        201,381,029
   Colombia..................................     13,832,724                --            --         13,832,724
   South Korea...............................             --           460,256            --            460,256
Rights/Warrants
   Hong Kong.................................             --             4,850            --              4,850
   India.....................................             --         7,193,128            --          7,193,128
   Indonesia.................................             --           270,462            --            270,462
   South Korea...............................             --           693,605            --            693,605
Securities Lending Collateral................             --       512,456,292            --        512,456,292
Futures Contracts**..........................      3,081,224                --            --          3,081,224
                                              --------------   --------------- -------------    ---------------
TOTAL........................................ $4,215,686,122   $14,832,688,268            --    $19,048,374,390
                                              ==============   =============== =============    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMON STOCKS -- (93.3%)
COMMUNICATION SERVICES -- (8.7%)
    A.H. Belo Corp., Class A....................................   1,763 $     6,364
    Activision Blizzard, Inc....................................  13,104     631,744
*   Alaska Communications Systems Group, Inc....................   2,160       3,758
*   Alphabet, Inc., Class A.....................................   5,122   6,141,073
*   Alphabet, Inc., Class C.....................................   5,378   6,391,645
#   Altice USA, Inc., Class A...................................  53,278   1,255,230
#   AMC Entertainment Holdings, Inc., Class A...................   8,224     124,676
#*  AMC Networks, Inc., Class A.................................   5,887     343,860
#*  ANGI Homeservices, Inc., Class A............................   3,777      65,644
    AT&T, Inc................................................... 360,668  11,166,281
    ATN International, Inc......................................   2,682     163,736
*   Ballantyne Strong, Inc......................................     900       1,782
*   Boingo Wireless, Inc........................................   7,938     180,510
    Cable One, Inc..............................................     630     668,134
*   Care.com, Inc...............................................   2,861      47,922
#*  Cars.com, Inc...............................................  10,644     221,502
    CBS Corp., Class A..........................................     234      12,023
    CBS Corp., Class B..........................................  26,891   1,378,702
    CenturyLink, Inc............................................  60,276     688,352
*   Charter Communications, Inc., Class A.......................   8,437   3,131,730
*   Cincinnati Bell, Inc........................................   8,716      77,572
    Cinemark Holdings, Inc......................................  16,489     693,362
*   Clear Channel Outdoor Holdings, Inc., Class A...............   5,653      27,643
    Cogent Communications Holdings, Inc.........................   4,641     256,322
    Comcast Corp., Class A...................................... 282,930  12,315,943
#*  comScore, Inc...............................................   8,429     105,784
#   Consolidated Communications Holdings, Inc...................  14,555      75,104
*   Cumulus Media, Inc., Class A................................     633      11,470
*   DHI Group, Inc..............................................   3,750      11,437
#*  Discovery, Inc., Class A....................................   8,305     256,624
*   Discovery, Inc., Class C....................................  19,389     557,628
*   DISH Network Corp., Class A.................................  16,307     572,702
*   Electronic Arts, Inc........................................   4,128     390,715
    Emerald Expositions Events, Inc.............................   8,308     116,727
#   Entercom Communications Corp., Class A......................  22,559     155,206
    Entravision Communications Corp., Class A...................   9,735      27,939
    EW Scripps Co. (The), Class A...............................   9,868     224,892
*   Facebook, Inc., Class A.....................................  63,263  12,235,064
#*  Fluent, Inc.................................................   6,199      43,579
*   Fox Corp., Class A..........................................  20,646     804,988
*   Fox Corp., Class B..........................................   8,856     340,956
#*  Frontier Communications Corp................................   3,122       8,898
    Gannett Co., Inc............................................  18,477     172,390
*   GCI Liberty, Inc., Class A..................................  11,506     685,988
*   Glu Mobile, Inc.............................................  11,161     122,101
*   Gray Television, Inc........................................  14,857     348,099
*   Hemisphere Media Group, Inc.................................   1,613      23,566
*   IAC/InterActiveCorp.........................................   1,437     323,095
*   IMAX Corp...................................................   8,607     209,839
#*  Intelsat SA.................................................  14,547     294,431
    Interpublic Group of Cos., Inc. (The).......................  43,675   1,004,525
*   Iridium Communications, Inc.................................  14,903     409,236
    John Wiley & Sons, Inc., Class A............................   8,354     385,788
    John Wiley & Sons, Inc., Class B............................     312      14,364

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
COMMUNICATION SERVICES -- (Continued)
*   Lee Enterprises, Inc........................................  1,100 $    3,080
*   Liberty Broadband Corp., Class A............................  1,824    179,463
*   Liberty Broadband Corp., Class C............................  8,437    832,816
#*  Liberty Latin America, Ltd., Class A........................  9,637    201,702
*   Liberty Latin America, Ltd., Class C........................ 22,949    478,257
*   Liberty Media Corp.-Liberty Braves, Class A.................    363     10,295
*   Liberty Media Corp.-Liberty Braves, Class C.................  2,065     58,130
#*  Liberty Media Corp.-Liberty Formula One, Class A............  3,674    138,730
*   Liberty Media Corp.-Liberty Formula One, Class C............ 17,861    693,185
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............  5,683    226,979
*   Liberty Media Corp.-Liberty SiriusXM, Class C............... 12,512    502,482
*   Liberty TripAdvisor Holdings, Inc., Class A.................  9,889    145,764
#   Lions Gate Entertainment Corp., Class A..................... 10,479    152,889
    Lions Gate Entertainment Corp., Class B..................... 16,116    219,178
#*  Live Nation Entertainment, Inc..............................  7,217    471,559
*   Loral Space & Communications, Inc...........................  2,740    100,887
*   Madison Square Garden Co. (The), Class A....................  1,865    582,701
*   Marchex, Inc., Class B......................................  3,498     16,685
    Marcus Corp. (The)..........................................  3,336    125,500
#   Match Group, Inc............................................  4,722    285,209
#*  McClatchy Co. (The), Class A................................    656      2,048
*   Meet Group, Inc. (The)...................................... 11,744     65,297
#   Meredith Corp...............................................  6,490    382,910
#*  MSG Networks, Inc., Class A.................................  5,969    137,466
    National CineMedia, Inc..................................... 12,798     89,330
*   Netflix, Inc................................................  2,877  1,066,044
    New Media Investment Group, Inc.............................  9,677    103,447
#   New York Times Co. (The), Class A........................... 10,741    356,064
    News Corp., Class A......................................... 44,079    547,461
    News Corp., Class B......................................... 21,216    264,988
    Nexstar Media Group, Inc., Class A..........................  9,114  1,066,794
#   Omnicom Group, Inc.......................................... 16,960  1,357,309
*   ORBCOMM, Inc................................................  6,642     48,088
#*  Pareteum Corp...............................................  3,937     17,953
*   pdvWireless, Inc............................................  2,082     82,864
#*  QuinStreet, Inc.............................................  7,305    104,242
*   Reading International, Inc., Class A........................  2,550     38,913
*   Rosetta Stone, Inc..........................................  3,490     88,018
    Saga Communications, Inc., Class A..........................    347     11,132
    Salem Media Group, Inc......................................  1,500      3,105
    Scholastic Corp.............................................  5,612    223,807
    Shenandoah Telecommunications Co............................  9,759    403,339
    Sinclair Broadcast Group, Inc., Class A..................... 12,321    564,179
#   Sirius XM Holdings, Inc..................................... 59,838    347,659
#*  Snap, Inc., Class A......................................... 20,845    232,213
    Spok Holdings, Inc..........................................  2,587     35,830
#*  Sprint Corp................................................. 65,319    364,480
*   Take-Two Interactive Software, Inc..........................  1,685    163,159
*   TechTarget, Inc.............................................  3,207     53,525
    TEGNA, Inc.................................................. 34,128    543,318
    Telephone & Data Systems, Inc............................... 18,275    582,607
*   T-Mobile US, Inc............................................ 19,434  1,418,488
    Townsquare Media, Inc., Class A.............................  1,300      7,345
#*  Travelzoo...................................................  2,000     35,140
    Tribune Media Co., Class A..................................  4,715    217,833
*   Tribune Publishing Co.......................................  5,864     63,097
*   TripAdvisor, Inc............................................  9,352    497,807
#*  TrueCar Inc................................................. 11,250     72,450
*   Twitter, Inc................................................ 26,234  1,046,999

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
COMMUNICATION SERVICES -- (Continued)
*   United States Cellular Corp.................................   6,305 $    303,270
    Verizon Communications, Inc................................. 221,129   12,646,367
    Viacom, Inc., Class A.......................................   1,446       50,104
    Viacom, Inc., Class B.......................................  33,510      968,774
*   Vonage Holdings Corp........................................  22,729      220,926
    Walt Disney Co. (The)....................................... 110,644   15,154,909
#   World Wrestling Entertainment, Inc., Class A................   4,019      336,993
*   Yelp, Inc...................................................   9,440      378,166
*   Zayo Group Holdings, Inc....................................  28,061      878,029
*   Zedge, Inc., Class B........................................   1,022        2,131
*   Zillow Group, Inc., Class A.................................   3,866      128,390
#*  Zillow Group, Inc., Class C.................................  10,635      355,209
*   Zynga, Inc., Class A........................................  85,388      483,296
                                                                         ------------
TOTAL COMMUNICATION SERVICES....................................          115,967,448
                                                                         ------------
CONSUMER DISCRETIONARY -- (12.0%)
*   1-800-Flowers.com, Inc., Class A............................   5,186      110,410
    Aaron's, Inc................................................   9,727      541,697
#   Abercrombie & Fitch Co., Class A............................  14,633      437,380
    Acushnet Holdings Corp......................................   9,745      245,671
#   Adient P.L.C................................................   8,258      190,760
*   Adtalem Global Education, Inc...............................   7,923      390,762
    Advance Auto Parts, Inc.....................................   3,773      627,525
*   Amazon.com, Inc.............................................  12,704   24,474,510
*   American Axle & Manufacturing Holdings, Inc.................  20,599      303,835
    American Eagle Outfitters, Inc..............................  27,256      648,148
*   American Public Education, Inc..............................   2,802       89,664
*   America's Car-Mart, Inc.....................................   1,100      108,955
    Aptiv P.L.C.................................................  16,687    1,430,076
    Aramark.....................................................  33,272    1,034,094
    Ark Restaurants Corp........................................     120        2,393
#*  Asbury Automotive Group, Inc................................   4,281      343,251
#*  Ascena Retail Group, Inc....................................  38,662       46,008
*   Ascent Capital Group, Inc., Class A.........................   1,761        1,233
#*  At Home Group, Inc..........................................   8,348      196,095
#   Autoliv, Inc................................................  14,574    1,143,913
*   AutoNation, Inc.............................................  15,199      637,294
*   AutoZone, Inc...............................................     719      739,355
*   Barnes & Noble Education, Inc...............................   6,289       27,043
#   Barnes & Noble, Inc.........................................  13,154       66,165
    Bassett Furniture Industries, Inc...........................   1,200       21,312
    BBX Capital Corp............................................  10,920       60,497
*   Beazer Homes USA, Inc.......................................   4,142       55,047
#   Bed Bath & Beyond, Inc......................................  21,255      355,171
    Best Buy Co., Inc...........................................  21,147    1,573,548
#   Big 5 Sporting Goods Corp...................................   3,788        9,962
#   Big Lots, Inc...............................................   6,301      234,145
*   Biglari Holdings, Inc., Class A.............................      22       16,214
*   Biglari Holdings, Inc., Class B.............................     227       31,628
    Bloomin' Brands, Inc........................................  11,019      220,270
*   Booking Holdings, Inc.......................................   1,633    3,029,199
#*  Boot Barn Holdings, Inc.....................................   4,393      126,474
    BorgWarner, Inc.............................................  26,807    1,119,728
*   Bright Horizons Family Solutions, Inc.......................   4,585      587,568
#   Brinker International, Inc..................................   3,652      156,196
    Brunswick Corp..............................................  11,366      582,053
#   Buckle, Inc. (The)..........................................   1,193       22,047
*   Build-A-Bear Workshop, Inc..................................   2,400       13,440
#*  Burlington Stores, Inc......................................   4,185      706,888

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CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
    Caleres, Inc................................................  7,051 $  184,948
    Callaway Golf Co............................................ 15,410    270,600
    Capri Holdings, Ltd......................................... 21,090    929,647
*   Career Education Corp.......................................  8,848    160,591
#*  CarMax, Inc................................................. 11,811    919,604
    Carnival Corp............................................... 16,645    913,145
    Carriage Services, Inc......................................  2,352     41,278
*   Carrols Restaurant Group, Inc...............................  8,663     84,984
    Carter's, Inc...............................................  6,367    674,329
#*  Carvana Co..................................................    843     60,325
    Cato Corp. (The), Class A...................................  4,682     70,979
*   Cavco Industries, Inc.......................................  1,219    152,095
#*  Century Communities, Inc....................................  4,391    111,663
#   Cheesecake Factory, Inc. (The)..............................  7,163    355,428
*   Chegg, Inc..................................................  6,293    224,345
    Chico's FAS, Inc............................................ 20,302     71,057
#   Children's Place, Inc. (The)................................  2,492    281,147
*   Chipotle Mexican Grill, Inc.................................  1,339    921,286
#   Choice Hotels International, Inc............................  3,662    304,092
    Citi Trends, Inc............................................  2,312     42,795
    Collectors Universe, Inc....................................  1,300     22,607
    Columbia Sportswear Co......................................  6,551    654,903
#*  Conn's, Inc.................................................  4,758    123,089
*   Container Store Group, Inc. (The)...........................  4,590     39,658
    Cooper Tire & Rubber Co.....................................  9,405    280,833
*   Cooper-Standard Holdings, Inc...............................  3,315    167,971
#   Cracker Barrel Old Country Store, Inc.......................  3,532    595,990
*   Crocs, Inc.................................................. 12,640    352,024
    CSS Industries, Inc.........................................    770      5,398
    Culp, Inc...................................................  1,923     39,460
    Dana, Inc................................................... 22,857    445,711
    Darden Restaurants, Inc.....................................  7,121    837,430
#   Dave & Buster's Entertainment, Inc..........................  5,781    328,592
*   Deckers Outdoor Corp........................................  4,655    736,468
*   Del Taco Restaurants, Inc...................................  5,595     56,230
    Delphi Technologies P.L.C...................................  9,247    204,636
*   Delta Apparel, Inc..........................................    600     14,442
*   Denny's Corp................................................  5,995    111,627
#   Designer Brands, Inc........................................ 13,719    305,248
#*  Destination Maternity Corp..................................  1,363      3,108
#*  Destination XL Group, Inc...................................  6,598     13,922
#   Dick's Sporting Goods, Inc.................................. 11,333    419,321
#   Dillard's, Inc., Class A....................................  4,423    302,754
#   Dine Brands Global, Inc.....................................  1,722    152,673
*   Dixie Group, Inc. (The).....................................  1,369      1,097
    Dollar General Corp......................................... 17,619  2,221,580
*   Dollar Tree, Inc............................................ 16,929  1,883,859
#   Domino's Pizza, Inc.........................................  1,400    378,812
#*  Dorman Products, Inc........................................  5,212    456,936
    DR Horton, Inc.............................................. 19,658    871,046
#*  Drive Shack, Inc............................................  7,528     38,694
    Dunkin' Brands Group, Inc...................................  8,793    656,222
    eBay, Inc................................................... 39,581  1,533,764
*   El Pollo Loco Holdings, Inc.................................  4,262     54,468
    Escalade, Inc...............................................  1,450     17,458
    Ethan Allen Interiors, Inc..................................  6,300    139,230
*   Etsy, Inc...................................................  4,318    291,638
    Expedia Group, Inc..........................................  6,271    814,227
#*  Express, Inc................................................ 11,471     42,213

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CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Extended Stay America, Inc..................................  33,725 $  604,015
*   Fiesta Restaurant Group, Inc................................   3,560     45,070
*   Five Below, Inc.............................................   5,358    784,358
    Flexsteel Industries, Inc...................................   1,721     37,277
#*  Floor & Decor Holdings, Inc., Class A.......................  11,435    549,109
    Foot Locker, Inc............................................  16,311    933,152
    Ford Motor Co............................................... 176,380  1,843,171
#*  Fossil Group, Inc...........................................   8,906    116,401
*   Fox Factory Holding Corp....................................   5,006    388,466
#*  Francesca's Holdings Corp...................................   9,125      6,312
#*  Fred's, Inc., Class A.......................................   4,237      6,186
*   frontdoor, Inc..............................................   6,655    234,522
#*  FTD Cos., Inc...............................................   3,598      2,582
#*  Gaia, Inc...................................................   1,300     13,754
#   GameStop Corp., Class A.....................................  16,305    141,038
#   Gap, Inc. (The).............................................  37,710    983,477
    Garmin, Ltd.................................................   7,514    644,250
#*  Garrett Motion, Inc.........................................   2,277     42,808
    General Motors Co...........................................  74,050  2,884,247
*   Genesco, Inc................................................   3,712    166,335
    Gentex Corp.................................................  36,720    845,662
*   Gentherm, Inc...............................................   4,760    201,634
    Genuine Parts Co............................................  10,381  1,064,468
#*  G-III Apparel Group, Ltd....................................   7,768    335,189
    Goodyear Tire & Rubber Co. (The)............................  33,965    652,468
    Graham Holdings Co., Class B................................     687    510,736
*   Grand Canyon Education, Inc.................................   6,144    712,028
*   Green Brick Partners, Inc...................................   5,861     52,397
    Group 1 Automotive, Inc.....................................   2,918    228,509
*   Groupon, Inc................................................  71,300    250,976
#*  GrubHub, Inc................................................   4,398    293,742
#   Guess?, Inc.................................................  14,243    290,130
#   H&R Block, Inc..............................................  14,295    388,967
#*  Habit Restaurants, Inc. (The), Class A......................   2,378     25,349
    Hamilton Beach Brands Holding Co., Class A..................   1,000     18,100
#   Hanesbrands, Inc............................................  42,867    774,607
#   Harley-Davidson, Inc........................................  26,252    977,362
    Hasbro, Inc.................................................   3,980    405,403
#   Haverty Furniture Cos., Inc.................................   4,379    104,308
*   Helen of Troy, Ltd..........................................   3,762    541,728
#*  Hibbett Sports, Inc.........................................   3,281     67,917
*   Hilton Grand Vacations, Inc.................................  14,676    470,219
    Hilton Worldwide Holdings, Inc..............................  18,452  1,605,139
    Home Depot, Inc. (The)......................................  36,053  7,343,996
    Hooker Furniture Corp.......................................   1,478     44,059
#*  Horizon Global Corp.........................................   3,114      8,657
*   Houghton Mifflin Harcourt Co................................  20,187    143,933
    Hyatt Hotels Corp., Class A.................................   3,436    263,644
#*  Installed Building Products, Inc............................   4,932    236,884
#*  iRobot Corp.................................................   3,767    390,035
#   J. Jill, Inc................................................   4,381     24,577
    Jack in the Box, Inc........................................   2,513    193,752
#*  JC Penney Co., Inc..........................................  51,435     70,466
    Johnson Outdoors, Inc., Class A.............................   1,404    107,645
*   K12, Inc....................................................   7,870    237,044
    KB Home.....................................................  11,801    305,764
#*  Kirkland's, Inc.............................................   2,193     12,895
    Kohl's Corp.................................................  17,179  1,221,427
    L Brands, Inc...............................................  16,930    434,085

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CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Lakeland Industries, Inc....................................   1,000 $   12,690
#*  Lands' End, Inc.............................................   4,280     74,943
*   Laureate Education, Inc., Class A...........................  16,357    257,459
    La-Z-Boy, Inc...............................................   7,281    238,817
#   LCI Industries..............................................   5,054    443,994
*   Leaf Group, Ltd.............................................   2,563     21,504
    Lear Corp...................................................   6,571    939,653
#   Leggett & Platt, Inc........................................  18,744    737,764
    Lennar Corp., Class A.......................................  15,777    820,877
    Lennar Corp., Class B.......................................   1,637     68,296
#*  LGI Homes, Inc..............................................   3,499    242,516
*   Libbey, Inc.................................................   2,657      6,643
*   Liberty Expedia Holdings, Inc., Class A.....................   8,754    406,361
    Liberty Tax, Inc............................................   1,484     13,356
    Lifetime Brands, Inc........................................   1,597     15,108
#*  Lindblad Expeditions Holdings, Inc..........................   7,580    122,872
*   Liquidity Services, Inc.....................................   3,459     23,487
#   Lithia Motors, Inc., Class A................................   3,529    400,612
*   LKQ Corp....................................................  18,860    567,686
    Lowe's Cos., Inc............................................  23,301  2,636,275
*   Luby's, Inc.................................................   1,850      2,683
*   Lululemon Athletica, Inc....................................   5,841  1,030,060
#*  Lumber Liquidators Holdings, Inc............................   3,367     44,512
*   M/I Homes, Inc..............................................   3,235     91,130
    Macy's, Inc.................................................  40,676    957,513
*   Malibu Boats, Inc., Class A.................................   3,928    163,483
    Marine Products Corp........................................   5,029     76,290
*   MarineMax, Inc..............................................   3,867     66,860
    Marriott International, Inc., Class A.......................   8,710  1,188,218
    Marriott Vacations Worldwide Corp...........................   4,748    501,531
*   MasterCraft Boat Holdings, Inc..............................   3,129     77,411
#*  Mattel, Inc.................................................   8,765    106,845
    McDonald's Corp.............................................  10,048  1,985,183
    MDC Holdings, Inc...........................................   9,687    296,035
>>  Media General, Inc. Contingent Value Rights.................  13,638        535
*   Meritage Homes Corp.........................................   5,126    262,195
#*  Michaels Cos., Inc. (The)...................................  15,366    172,714
*   Modine Manufacturing Co.....................................   7,038    104,092
*   Mohawk Industries, Inc......................................   3,403    463,659
#   Monro, Inc..................................................   5,228    438,263
#*  Motorcar Parts of America, Inc..............................   2,723     56,257
    Movado Group, Inc...........................................   2,400     85,560
*   Murphy USA, Inc.............................................   7,055    602,991
    Nathan's Famous, Inc........................................     600     41,430
#*  National Vision Holdings, Inc...............................   6,940    187,380
*   Nautilus, Inc...............................................   4,510     24,129
#*  New Home Co., Inc. (The)....................................   1,900      8,759
    NIKE, Inc., Class B.........................................  39,169  3,440,213
#*  Noodles & Co................................................   5,800     41,470
#   Nordstrom, Inc..............................................  20,001    820,441
*   Norwegian Cruise Line Holdings, Ltd.........................  15,307    863,162
*   NVR, Inc....................................................     328  1,034,013
    Office Depot, Inc........................................... 101,785    244,284
#*  Ollie's Bargain Outlet Holdings, Inc........................   2,994    286,346
*   O'Reilly Automotive, Inc....................................   3,095  1,171,674
#*  Overstock.com, Inc..........................................   1,429     18,834
#   Oxford Industries, Inc......................................   2,746    228,083
#   Papa John's International, Inc..............................   2,782    142,327
#*  Party City Holdco, Inc......................................  16,849    112,888

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CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
#   Penske Automotive Group, Inc................................ 13,288 $  610,185
#   PetMed Express, Inc.........................................  3,666     80,102
#*  Pier 1 Imports, Inc.........................................  9,720      8,815
*   Planet Fitness, Inc., Class A...............................  8,283    627,023
*   Playa Hotels & Resorts NV................................... 17,215    137,720
#   Polaris Industries, Inc.....................................  7,148    689,067
    Pool Corp...................................................  4,278    786,040
*   Potbelly Corp...............................................  2,522     22,446
    PulteGroup, Inc............................................. 42,450  1,335,477
    PVH Corp....................................................  5,736    739,887
#*  Quotient Technology Inc..................................... 10,037     93,244
*   Qurate Retail, Inc.......................................... 45,923    782,987
    Ralph Lauren Corp...........................................  2,776    365,266
*   Red Lion Hotels Corp........................................  3,317     26,271
#*  Red Robin Gourmet Burgers, Inc..............................  1,987     63,644
*   Regis Corp..................................................  6,020    112,694
*   Rent-A-Center, Inc..........................................  5,617    140,032
#*  RH..........................................................  2,156    230,067
    Rocky Brands, Inc...........................................    402     10,255
#*  Roku, Inc...................................................    399     25,372
    Ross Stores, Inc............................................ 11,147  1,088,616
    Royal Caribbean Cruises, Ltd................................ 11,036  1,334,694
#   RTW RetailWinds, Inc........................................  9,740     22,597
*   Rubicon Project, Inc. (The).................................  4,400     28,116
#*  Sally Beauty Holdings, Inc.................................. 13,103    231,923
#*  SeaWorld Entertainment, Inc................................. 11,472    305,385
#*  Sequential Brands Group, Inc................................  4,898      4,553
    Service Corp. International................................. 26,628  1,107,991
*   ServiceMaster Global Holdings, Inc..........................  8,478    415,676
#*  Shake Shack, Inc., Class A..................................  2,708    166,000
*   Shiloh Industries, Inc......................................  1,671      9,558
#   Shoe Carnival, Inc..........................................  2,230     79,522
*   Shutterfly, Inc.............................................  5,322    233,263
    Shutterstock, Inc...........................................  5,086    205,729
#   Signet Jewelers, Ltd........................................ 10,017    232,194
    Six Flags Entertainment Corp................................  5,071    269,219
*   Skechers U.S.A., Inc., Class A.............................. 18,038    571,083
    Skyline Champion Corp.......................................  9,462    199,743
#*  Sleep Number Corp...........................................  5,337    185,728
#   Sonic Automotive, Inc., Class A.............................  4,084     82,619
*   Sotheby's...................................................  7,019    296,061
    Speedway Motorsports, Inc...................................  5,202     95,457
#*  Sportsman's Warehouse Holdings, Inc.........................  2,963     13,215
#*  Stamps.com, Inc.............................................  2,929    251,308
    Standard Motor Products, Inc................................  3,872    193,484
    Starbucks Corp.............................................. 16,367  1,271,389
    Steven Madden, Ltd.......................................... 10,477    380,839
*   Stoneridge, Inc.............................................  5,645    177,422
    Strategic Education, Inc....................................  2,887    413,851
    Strattec Security Corp......................................    400     12,116
    Superior Group of Cos, Inc..................................  1,686     28,224
    Superior Industries International, Inc......................  2,981     14,756
#   Tailored Brands, Inc........................................  6,122     49,894
    Tapestry, Inc............................................... 24,552    792,293
    Target Corp................................................. 27,114  2,099,166
*   Taylor Morrison Home Corp., Class A......................... 18,612    360,328
*   Tempur Sealy International, Inc.............................  5,761    353,725
    Tenneco, Inc., Class A......................................  9,882    216,613
#*  Tesla, Inc..................................................    463    110,513

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CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------ ------------
CONSUMER DISCRETIONARY -- (Continued)
    Texas Roadhouse, Inc........................................  9,453 $    510,557
    Thor Industries, Inc........................................  7,247      477,360
#   Tiffany & Co................................................  8,629      930,379
    Tile Shop Holdings, Inc.....................................  6,244       30,346
    Tilly's, Inc., Class A......................................  1,998       23,496
    TJX Cos., Inc. (The)........................................ 36,578    2,007,401
    Toll Brothers, Inc.......................................... 15,972      608,533
*   TopBuild Corp...............................................  5,984      426,240
    Tower International, Inc....................................  3,480       81,223
*   Town Sports International Holdings, Inc.....................  2,998       10,883
    Tractor Supply Co...........................................  7,013      725,845
*   TRI Pointe Group, Inc....................................... 20,623      269,130
*   Tuesday Morning Corp........................................  4,854       10,922
    Tupperware Brands Corp......................................  5,794      137,897
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  2,786      972,258
#*  Under Armour, Inc., Class A.................................  7,938      183,288
*   Under Armour, Inc., Class C.................................  8,856      183,496
*   Unifi, Inc..................................................  2,302       46,500
*   Universal Electronics, Inc..................................  2,569       97,750
*   Universal Technical Institute, Inc..........................  1,356        4,597
#*  Urban Outfitters, Inc....................................... 17,675      525,478
#*  US Auto Parts Network, Inc..................................  4,356        4,356
    Vail Resorts, Inc...........................................  2,206      504,843
#*  Veoneer, Inc................................................ 13,133      289,845
*   Vera Bradley, Inc...........................................  7,851       96,410
    VF Corp..................................................... 10,853    1,024,632
#*  Visteon Corp................................................  4,374      288,771
#*  Vitamin Shoppe, Inc.........................................  2,704       16,981
*   VOXX International Corp.....................................  2,097        9,143
#*  Wayfair, Inc., Class A......................................  1,983      321,543
#*  Weight Watchers International, Inc..........................  6,624      135,262
    Wendy's Co. (The)........................................... 33,785      628,739
    Weyco Group, Inc............................................  1,047       35,923
#   Whirlpool Corp..............................................  5,585      775,310
*   William Lyon Homes, Class A.................................  5,183       87,385
#   Williams-Sonoma, Inc........................................ 10,952      626,126
#   Wingstop, Inc...............................................  3,132      235,746
    Winmark Corp................................................    400       73,820
#   Winnebago Industries, Inc...................................  5,225      184,808
    Wolverine World Wide, Inc...................................  9,969      366,959
    Wyndham Destinations, Inc...................................  9,126      397,529
    Wyndham Hotels & Resorts, Inc............................... 13,629      759,408
    Yum! Brands, Inc............................................  4,438      463,283
*   ZAGG, Inc...................................................  4,743       39,082
    Zovio, Inc..................................................  6,286       37,842
*   Zumiez, Inc.................................................  4,107      109,369
                                                                        ------------
TOTAL CONSUMER DISCRETIONARY....................................         159,488,249
                                                                        ------------
CONSUMER STAPLES -- (4.4%)
    Alico, Inc..................................................    938       26,058
    Andersons, Inc. (The).......................................  5,770      188,679
    Archer-Daniels-Midland Co................................... 30,959    1,380,771
*   Avon Products, Inc.......................................... 52,712      167,624
#   B&G Foods, Inc.............................................. 11,996      311,896
#*  BJ's Wholesale Club Holdings, Inc...........................    712       20,185
    Bunge, Ltd.................................................. 16,860      883,633
#   Calavo Growers, Inc.........................................  3,049      292,125
#   Cal-Maine Foods, Inc........................................  7,142      293,608
#   Campbell Soup Co............................................ 23,150      895,673

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
CONSUMER STAPLES -- (Continued)
#   Casey's General Stores, Inc.................................  5,772 $  763,924
#*  Central Garden & Pet Co.....................................  1,889     50,965
*   Central Garden & Pet Co., Class A...........................  7,956    194,763
*   Chefs' Warehouse, Inc. (The)................................  5,111    167,027
#   Clorox Co. (The)............................................  8,227  1,314,099
    Coca-Cola Co. (The)......................................... 88,268  4,330,428
#   Coca-Cola Consolidated, Inc.................................  1,445    469,668
    Colgate-Palmolive Co........................................ 10,406    757,453
    Conagra Brands, Inc......................................... 23,022    708,617
    Costco Wholesale Corp....................................... 14,103  3,462,710
    Coty, Inc., Class A......................................... 43,666    472,466
*   Darling Ingredients, Inc.................................... 28,357    618,466
#   Dean Foods Co............................................... 15,230     25,891
*   Edgewell Personal Care Co...................................  8,356    344,518
#   Energizer Holdings, Inc.....................................  8,759    419,469
*   Farmer Brothers Co..........................................  2,029     40,905
    Flowers Foods, Inc.......................................... 24,419    530,869
    Fresh Del Monte Produce, Inc................................  8,311    245,258
    General Mills, Inc.......................................... 39,747  2,045,778
#*  Hain Celestial Group, Inc. (The)............................ 10,183    222,193
#*  Herbalife Nutrition, Ltd....................................  9,000    475,650
#   Hormel Foods Corp........................................... 24,428    975,654
#*  Hostess Brands, Inc......................................... 19,002    254,627
    Ingles Markets, Inc., Class A...............................  3,705    101,702
    Ingredion, Inc..............................................  9,599    909,505
    Inter Parfums, Inc..........................................  4,004    290,250
    J&J Snack Foods Corp........................................  1,979    311,059
    JM Smucker Co. (The)........................................  8,824  1,082,087
    John B. Sanfilippo & Son, Inc...............................  1,772    127,779
    Kellogg Co.................................................. 27,142  1,636,663
#   Keurig Dr Pepper, Inc.......................................  8,579    249,392
    Kimberly-Clark Corp.........................................  6,194    795,186
#   Kraft Heinz Co. (The)....................................... 14,430    479,653
    Kroger Co. (The)............................................ 97,426  2,511,642
    Lamb Weston Holdings, Inc...................................  4,265    298,763
    Lancaster Colony Corp.......................................  3,757    558,703
*   Landec Corp.................................................  3,686     38,740
*   Lifevantage Corp............................................  1,400     15,932
#*  Lifeway Foods, Inc..........................................  2,341      4,893
#   Limoneira Co................................................  2,048     46,776
    Mannatech, Inc..............................................     40        718
    McCormick & Co., Inc........................................     90     13,843
#   McCormick & Co., Inc. Non-Voting............................  5,157    794,023
    Medifast, Inc...............................................  1,250    183,363
*   Monster Beverage Corp.......................................  7,270    433,292
#   National Beverage Corp......................................  3,892    217,952
*   Natural Alternatives International, Inc.....................    920     11,969
*   Natural Grocers by Vitamin Cottage, Inc.....................  3,961     49,037
#   Natural Health Trends Corp..................................  1,566     18,103
*   Nature's Sunshine Products, Inc.............................  1,300     11,700
    Nu Skin Enterprises, Inc., Class A..........................  9,660    491,404
    Oil-Dri Corp. of America....................................    877     27,897
    PepsiCo, Inc................................................ 49,465  6,333,993
*   Performance Food Group Co................................... 14,676    600,982
*   Pilgrim's Pride Corp........................................ 21,104    567,909
*   Post Holdings, Inc.......................................... 10,990  1,239,452
    PriceSmart, Inc.............................................  4,237    253,415
#*  Primo Water Corp............................................  4,305     67,804
#*  Revlon, Inc., Class A.......................................  3,472     74,127

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER STAPLES -- (Continued)
#*  Rite Aid Corp...............................................   4,177 $    38,264
    Rocky Mountain Chocolate Factory, Inc.......................     400       3,938
#   Sanderson Farms, Inc........................................   2,916     442,153
    Seaboard Corp...............................................      70     314,691
*   Seneca Foods Corp., Class A.................................   1,000      24,750
*   Simply Good Foods Co. (The).................................  10,526     236,414
*   Smart & Final Stores, Inc...................................   8,113      52,978
    SpartanNash Co..............................................   6,615     106,965
#   Spectrum Brands Holdings, Inc...............................   8,548     526,300
*   Sprouts Farmers Market, Inc.................................  21,236     454,875
    Sysco Corp..................................................  13,879     976,665
#   Tootsie Roll Industries, Inc................................   2,735     106,200
#*  TreeHouse Foods, Inc........................................   9,109     610,121
    Tyson Foods, Inc., Class A..................................  20,984   1,574,010
#*  United Natural Foods, Inc...................................   8,568     110,699
*   US Foods Holding Corp.......................................  31,846   1,163,971
*   USANA Health Sciences, Inc..................................   3,684     307,467
#   Village Super Market, Inc., Class A.........................   1,203      35,344
    Walgreens Boots Alliance, Inc...............................  36,821   1,972,501
    Walmart, Inc................................................  52,906   5,440,853
#   WD-40 Co....................................................   1,271     213,846
#   Weis Markets, Inc...........................................   4,404     185,188
                                                                         -----------
TOTAL CONSUMER STAPLES..........................................          59,099,551
                                                                         -----------
ENERGY -- (5.9%)
*   Abraxas Petroleum Corp......................................  36,839      50,838
    Adams Resources & Energy, Inc...............................     617      22,305
    Anadarko Petroleum Corp.....................................  29,884   2,177,049
#*  Antero Resources Corp.......................................  35,349     256,280
    Apache Corp.................................................  26,715     879,191
*   Apergy Corp.................................................   9,950     394,915
#*  Approach Resources, Inc.....................................   4,800       1,641
#   Arch Coal, Inc., Class A....................................   3,328     322,749
    Archrock, Inc...............................................  23,037     232,904
*   Ardmore Shipping Corp.......................................   4,312      30,098
#   Baker Hughes a GE Co........................................  15,640     375,673
*   Basic Energy Services, Inc..................................   3,571       8,999
*   Bonanza Creek Energy, Inc...................................   3,181      76,567
#*  Bristow Group, Inc..........................................   6,399       3,232
*   C&J Energy Services, Inc....................................  11,128     156,348
    Cabot Oil & Gas Corp........................................  21,361     553,036
*   Cactus, Inc., Class A.......................................   4,025     146,108
#*  California Resources Corp...................................   4,753     100,193
#*  Callon Petroleum Co.........................................  40,340     302,953
#*  CARBO Ceramics, Inc.........................................   2,747       7,472
#*  Carrizo Oil & Gas, Inc......................................  17,528     224,709
#*  Centennial Resource Development, Inc., Class A..............  32,332     340,456
*   Cheniere Energy, Inc........................................   9,249     595,173
#*  Chesapeake Energy Corp...................................... 107,375     312,461
    Chevron Corp................................................  75,204   9,028,992
    Cimarex Energy Co...........................................  16,882   1,159,118
*   Clean Energy Fuels Corp.....................................  31,215      98,015
#*  Cloud Peak Energy, Inc......................................  15,919         963
*   CNX Resources Corp..........................................  30,904     276,900
#*  Comstock Resources, Inc.....................................   3,500      21,350
    Concho Resources, Inc.......................................  11,088   1,279,333
    ConocoPhillips..............................................  62,558   3,948,661
*   CONSOL Energy, Inc..........................................   5,068     171,805
#*  Contango Oil & Gas Co.......................................   3,481      10,513

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
*   Continental Resources, Inc..................................  16,357 $   752,258
#   Core Laboratories NV........................................   4,794     303,892
    CVR Energy, Inc.............................................  14,289     651,721
*   Dawson Geophysical Co.......................................   3,320       9,296
    Delek US Holdings, Inc......................................  12,636     468,290
#*  Denbury Resources, Inc......................................  78,980     176,125
    Devon Energy Corp...........................................  28,585     918,722
    DHT Holdings, Inc...........................................  22,418     119,488
#*  Diamond Offshore Drilling, Inc..............................  23,041     223,728
    Diamondback Energy, Inc.....................................   9,086     966,660
#   DMC Global, Inc.............................................   2,624     181,843
*   Dorian LPG, Ltd.............................................   8,362      67,063
#*  Dril-Quip, Inc..............................................   6,451     281,006
*   Earthstone Energy, Inc., Class A............................   2,192      14,686
#   EnLink Midstream LLC........................................  29,993     350,618
#   Ensco Rowan P.L.C., Class A.................................  33,230     464,223
    EOG Resources, Inc..........................................  27,483   2,639,742
    EQT Corp....................................................   7,446     152,271
#*  Equitrans Midstream Corp....................................   5,956     124,063
*   Era Group, Inc..............................................   2,969      28,621
    Evolution Petroleum Corp....................................   7,931      55,755
*   Exterran Corp...............................................   5,185      73,731
#*  Extraction Oil & Gas, Inc...................................  28,594     134,392
    Exxon Mobil Corp............................................ 158,416  12,717,636
*   Forum Energy Technologies, Inc..............................  17,036     101,875
*   Frank's International NV....................................  40,538     236,742
    GasLog, Ltd.................................................  11,104     173,556
*   Geospace Technologies Corp..................................     900      12,105
#   Green Plains, Inc...........................................   6,606     114,746
*   Gulf Island Fabrication, Inc................................   2,558      21,999
*   Gulfport Energy Corp........................................  32,490     212,810
*   Halcon Resources Corp.......................................  22,367      29,077
    Hallador Energy Co..........................................   3,488      17,998
    Halliburton Co..............................................  46,369   1,313,634
*   Helix Energy Solutions Group, Inc...........................  26,378     206,276
    Helmerich & Payne, Inc......................................  11,688     683,982
#   Hess Corp...................................................  15,878   1,018,097
#*  HighPoint Resources Corp....................................  31,175      85,420
    HollyFrontier Corp..........................................  19,161     914,555
*   Independence Contract Drilling, Inc.........................   5,696      16,120
*   International Seaways, Inc..................................   5,977     106,510
*   ION Geophysical Corp........................................   1,761      22,523
#*  Jagged Peak Energy, Inc.....................................   5,428      57,374
*   Keane Group, Inc............................................  17,763     186,334
#*  Key Energy Services, Inc....................................   1,518       6,345
    Kinder Morgan, Inc..........................................  71,188   1,414,506
*   KLX Energy Services Holdings, Inc...........................   3,456      96,941
#   Kosmos Energy, Ltd..........................................  46,744     312,717
*   Laredo Petroleum, Inc.......................................  39,250     118,535
*   Lonestar Resources US, Inc., Class A........................   3,122      12,426
#   Mammoth Energy Services, Inc................................   4,395      68,518
    Marathon Oil Corp...........................................  77,681   1,323,684
    Marathon Petroleum Corp.....................................  18,591   1,131,634
#*  Matador Resources Co........................................  19,784     389,547
*   Matrix Service Co...........................................   3,686      72,282
#*  McDermott International, Inc................................  23,899     193,343
*   Midstates Petroleum Co., Inc................................     652       8,326
*   Mitcham Industries, Inc.....................................     900       3,357
    Montage Resources Corp......................................   2,270      25,242

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
ENERGY -- (Continued)
    Murphy Oil Corp............................................. 25,293 $  688,981
#   Nabors Industries, Ltd...................................... 64,804    226,814
    NACCO Industries, Inc., Class A.............................    500     20,445
    National Oilwell Varco, Inc................................. 20,240    529,074
*   Natural Gas Services Group, Inc.............................  1,608     25,841
#*  NCS Multistage Holdings, Inc................................  1,235      4,903
*   Newpark Resources, Inc...................................... 15,130    110,449
*   Nine Energy Service, Inc....................................  1,191     23,975
#*  Noble Corp. P.L.C........................................... 39,705    104,424
    Noble Energy, Inc........................................... 36,913    998,866
    Nordic American Tankers, Ltd................................    168        360
#*  Northern Oil and Gas, Inc................................... 52,195    138,317
*   Oasis Petroleum, Inc........................................ 51,967    316,999
    Occidental Petroleum Corp................................... 41,339  2,434,040
*   Oceaneering International, Inc.............................. 17,327    332,678
*   Oil States International, Inc............................... 10,349    199,943
    ONEOK, Inc.................................................. 10,864    737,992
*   Overseas Shipholding Group, Inc., Class A...................  7,143     13,000
*   Pacific Ethanol, Inc........................................  4,800      5,232
    Panhandle Oil and Gas, Inc., Class A........................  1,762     26,430
*   Par Pacific Holdings, Inc...................................  8,758    171,131
*   Parsley Energy, Inc., Class A............................... 26,290    524,748
    Patterson-UTI Energy, Inc................................... 34,781    472,674
    PBF Energy, Inc., Class A................................... 18,928    635,602
*   PDC Energy, Inc............................................. 10,773    468,518
    Peabody Energy Corp......................................... 17,090    491,679
#*  Penn Virginia Corp..........................................  2,482    111,442
    Phillips 66.................................................  8,842    833,535
*   Pioneer Energy Services Corp................................  7,534     13,109
    Pioneer Natural Resources Co................................  5,544    922,854
*   ProPetro Holding Corp....................................... 13,968    309,112
*   QEP Resources, Inc.......................................... 41,564    312,561
#   Range Resources Corp........................................ 41,289    373,253
#*  Renewable Energy Group, Inc.................................  4,824    116,355
#*  REX American Resources Corp.................................    885     74,791
*   RigNet, Inc.................................................  1,558     14,630
*   Ring Energy, Inc............................................  8,136     42,144
#   RPC, Inc.................................................... 16,651    171,339
*   SandRidge Energy, Inc.......................................  2,796     23,375
    Schlumberger, Ltd........................................... 25,394  1,083,816
#   Scorpio Tankers, Inc........................................  7,764    200,156
*   SEACOR Holdings, Inc........................................  3,070    136,738
#*  SEACOR Marine Holdings, Inc.................................  2,298     31,207
#*  Select Energy Services, Inc., Class A....................... 11,822    136,189
    SemGroup Corp., Class A..................................... 13,019    170,028
#   Ship Finance International, Ltd............................. 21,220    270,767
*   SilverBow Resources, Inc....................................    693     12,571
    SM Energy Co................................................ 18,530    295,183
    Solaris Oilfield Infrastructure, Inc., Class A..............  2,781     47,249
#*  Southwestern Energy Co...................................... 96,217    380,057
*   SRC Energy, Inc............................................. 39,850    245,077
*   Superior Energy Services, Inc............................... 27,368     98,251
*   Talos Energy, Inc...........................................  9,633    286,100
#   Targa Resources Corp........................................ 14,907    598,516
    TechnipFMC P.L.C............................................ 24,881    611,824
#   Teekay Corp.................................................  5,911     24,590
    Teekay Tankers, Ltd., Class A...............................  4,200      4,578
*   TETRA Technologies, Inc..................................... 16,092     38,299
#*  Tidewater, Inc..............................................  6,073    136,643

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
#*  Transocean, Ltd.............................................  55,537 $   436,521
#*  Ultra Petroleum Corp........................................  12,075       5,076
#*  Unit Corp...................................................   9,588     130,013
    US Silica Holdings, Inc.....................................  13,336     210,976
    Valero Energy Corp..........................................  18,213   1,651,191
#*  W&T Offshore, Inc...........................................  21,180     135,128
#*  Whiting Petroleum Corp......................................  15,039     411,918
    Williams Cos., Inc. (The)...................................  22,326     632,496
    World Fuel Services Corp....................................  11,456     353,418
*   WPX Energy, Inc.............................................  45,569     632,953
                                                                         -----------
TOTAL ENERGY....................................................          78,581,110
                                                                         -----------
FINANCIALS -- (17.0%)
#   1st Constitution Bancorp....................................     749      14,066
    1st Source Corp.............................................   4,346     203,523
    ACNB Corp...................................................     303      11,475
    Affiliated Managers Group, Inc..............................   3,228     358,050
    Aflac, Inc..................................................  20,697   1,042,715
*   Alleghany Corp..............................................     799     524,847
*   Allegiance Bancshares, Inc..................................   2,498      86,356
    Allstate Corp. (The)........................................   9,203     911,649
    Ally Financial, Inc.........................................  30,614     909,542
*   A-Mark Precious Metals, Inc.................................   1,195      13,456
*   Ambac Financial Group, Inc..................................   5,554     103,860
    American Equity Investment Life Holding Co..................  15,947     469,001
    American Express Co.........................................  29,565   3,465,905
    American Financial Group, Inc...............................   7,342     760,117
    American International Group, Inc...........................  24,038   1,143,488
    American National Bankshares, Inc...........................   1,300      49,166
    American National Insurance Co..............................   3,670     415,774
    Ameriprise Financial, Inc...................................  14,256   2,092,353
    Ameris Bancorp..............................................   8,118     295,982
    AMERISAFE, Inc..............................................   2,385     141,240
    AmeriServ Financial, Inc....................................     300       1,239
    Ames National Corp..........................................     500      14,125
    Aon P.L.C...................................................   7,541   1,358,436
*   Arch Capital Group, Ltd.....................................  22,305     753,463
#   Ares Management Corp., Class A..............................   6,747     164,964
    Argo Group International Holdings, Ltd......................   5,821     454,445
    Arrow Financial Corp........................................   2,230      75,040
    Arthur J Gallagher & Co.....................................   9,965     833,273
    Artisan Partners Asset Management, Inc., Class A............   5,857     165,987
    Associated Banc-Corp........................................  26,016     590,303
    Assurant, Inc...............................................   6,594     626,430
    Assured Guaranty, Ltd.......................................  10,813     515,780
*   Asta Funding, Inc...........................................     271       1,264
*   Athene Holding, Ltd., Class A...............................  17,332     782,713
*   Atlantic Capital Bancshares, Inc............................   4,182      72,934
*   Atlanticus Holdings Corp....................................     886       3,110
#*  Atlas Financial Holdings, Inc...............................   1,166       1,492
    Axis Capital Holdings, Ltd..................................   8,837     502,383
#*  Axos Financial, Inc.........................................   9,044     295,920
    Banc of California, Inc.....................................   9,859     143,054
    BancFirst Corp..............................................   4,666     263,162
*   Bancorp, Inc. (The).........................................  11,054     112,861
    BancorpSouth Bank...........................................  18,039     549,829
    Bank of America Corp........................................ 261,088   7,984,071
    Bank of Commerce Holdings...................................     300       3,246
#   Bank of Hawaii Corp.........................................   5,432     447,488

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
FINANCIALS -- (Continued)
    Bank of Marin Bancorp.......................................  2,280 $    96,558
    Bank of New York Mellon Corp. (The)......................... 26,464   1,314,202
    Bank of NT Butterfield & Son, Ltd. (The)....................  9,367     374,867
    Bank of Princeton (The).....................................    613      18,451
#   Bank OZK.................................................... 19,773     645,588
    BankFinancial Corp..........................................  2,924      43,889
    BankUnited, Inc............................................. 16,752     612,788
    Bankwell Financial Group, Inc...............................    700      21,343
    Banner Corp.................................................  6,395     339,063
    Bar Harbor Bankshares.......................................  1,390      36,529
*   Baycom Corp.................................................    742      17,103
    BB&T Corp................................................... 21,111   1,080,883
    BCB Bancorp, Inc............................................  1,443      19,076
*   Berkshire Hathaway, Inc., Class B........................... 53,554  11,605,687
    Berkshire Hills Bancorp, Inc................................  7,420     222,526
#   BGC Partners, Inc., Class A................................. 41,530     224,262
    BlackRock, Inc..............................................  2,135   1,035,987
*   Blucora, Inc................................................  5,883     205,905
    BOK Financial Corp..........................................  6,081     529,898
    Boston Private Financial Holdings, Inc...................... 13,196     151,094
    Bridge Bancorp, Inc.........................................  3,707     114,880
*   Brighthouse Financial, Inc.................................. 12,273     512,889
    BrightSphere Investment Group P.L.C......................... 15,556     228,051
    Brookline Bancorp, Inc...................................... 14,704     221,295
    Brown & Brown, Inc.......................................... 33,737   1,071,150
    Bryn Mawr Bank Corp.........................................  3,259     124,135
    C&F Financial Corp..........................................    500      24,250
    Cadence BanCorp............................................. 21,245     483,324
    Cambridge Bancorp...........................................    338      28,341
    Camden National Corp........................................  3,149     138,493
*   Cannae Holdings, Inc........................................ 13,199     338,818
    Capital City Bank Group, Inc................................  2,300      52,762
    Capital One Financial Corp.................................. 18,531   1,720,233
    Capitol Federal Financial, Inc.............................. 22,312     307,906
    Capstar Financial Holdings, Inc.............................  1,712      26,519
    Carolina Financial Corp.....................................  3,703     133,641
    Cathay General Bancorp...................................... 12,692     466,939
    Cboe Global Markets, Inc....................................  5,235     531,928
    CBTX, Inc...................................................  2,954      93,642
    CenterState Banks Corp...................................... 22,767     561,890
    Central Pacific Financial Corp..............................  4,075     122,291
    Central Valley Community Bancorp............................  1,231      25,186
    Century Bancorp, Inc., Class A..............................    292      26,768
    Charles Schwab Corp. (The).................................. 45,463   2,081,296
    Chemical Financial Corp..................................... 12,310     540,778
    Chemung Financial Corp......................................    400      18,952
    Chubb, Ltd.................................................. 12,665   1,838,958
    Cincinnati Financial Corp...................................  7,729     743,375
    CIT Group, Inc.............................................. 10,425     555,340
    Citigroup, Inc.............................................. 64,686   4,573,300
    Citizens & Northern Corp....................................  1,891      53,610
    Citizens Financial Group, Inc............................... 25,448     921,218
    Citizens Holding Co.........................................    160       3,443
#*  Citizens, Inc...............................................  3,580      24,201
#   City Holding Co.............................................  2,229     176,938
    Civista Bancshares, Inc.....................................  1,487      32,714
    CME Group, Inc..............................................  6,593   1,179,488
    CNB Financial Corp..........................................  2,238      63,738
    CNO Financial Group, Inc.................................... 13,279     219,767

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    Codorus Valley Bancorp, Inc.................................    603 $   12,759
#   Cohen & Steers, Inc.........................................  6,215    311,682
    Columbia Banking System, Inc................................ 12,935    485,580
    Comerica, Inc............................................... 11,832    929,877
#   Commerce Bancshares, Inc.................................... 12,414    750,178
    Community Bank System, Inc..................................  7,335    487,484
    Community Bankers Trust Corp................................    100        788
    Community Financial Corp. (The).............................    300      9,186
    Community Trust Bancorp, Inc................................  2,916    123,201
    ConnectOne Bancorp, Inc.....................................  5,084    110,984
#*  Consumer Portfolio Services, Inc............................  4,008     14,108
*   Cowen, Inc..................................................  4,505     75,459
    Crawford & Co., Class A.....................................  2,549     22,941
    Crawford & Co., Class B.....................................  3,450     30,429
#*  Credit Acceptance Corp......................................  2,690  1,334,832
#   Cullen/Frost Bankers, Inc...................................  5,733    582,989
*   Customers Bancorp, Inc......................................  5,789    131,121
    CVB Financial Corp.......................................... 19,536    423,931
    Diamond Hill Investment Group, Inc..........................    832    120,207
    Dime Community Bancshares, Inc..............................  7,365    148,405
    Discover Financial Services................................. 31,336  2,553,571
#   DNB Financial Corp..........................................    400     16,392
    Donegal Group, Inc., Class A................................  3,167     42,755
*   Donnelley Financial Solutions, Inc..........................  7,932    121,439
    E*TRADE Financial Corp...................................... 17,387    880,825
*   Eagle Bancorp, Inc..........................................  6,217    343,551
    East West Bancorp, Inc...................................... 17,684    910,372
    Eaton Vance Corp............................................ 16,031    666,409
*   eHealth, Inc................................................  2,510    152,457
*   Elevate Credit, Inc.........................................  3,112     13,942
    EMC Insurance Group, Inc....................................  2,748     88,238
    Employers Holdings, Inc.....................................  6,414    275,289
#*  Encore Capital Group, Inc...................................  4,540    128,300
*   Enova International, Inc....................................  5,913    162,194
*   Enstar Group, Ltd...........................................  3,018    534,971
    Enterprise Bancorp, Inc.....................................  1,259     39,948
    Enterprise Financial Services Corp..........................  3,833    163,056
*   Equity Bancshares, Inc., Class A............................  2,425     63,681
    Erie Indemnity Co., Class A.................................  3,027    573,072
    ESSA Bancorp, Inc...........................................  1,600     24,496
*   Essent Group, Ltd........................................... 13,267    629,519
    Evercore, Inc., Class A.....................................  6,474    630,762
    Everest Re Group, Ltd.......................................  2,258    531,759
#*  EZCORP, Inc., Class A.......................................  8,301     90,232
#   FactSet Research Systems, Inc...............................  2,416    666,502
    Farmers & Merchants Bancorp, Inc............................    266      8,443
    Farmers National Banc Corp..................................  4,026     57,934
    FB Financial Corp...........................................  5,174    190,093
    FBL Financial Group, Inc., Class A..........................  4,367    272,806
    Federal Agricultural Mortgage Corp., Class C................  1,582    120,991
#   Federated Investors, Inc., Class B.......................... 22,558    693,207
    FedNat Holding Co...........................................  1,756     28,570
    Fidelity National Financial, Inc............................ 14,494    579,035
    Fidelity Southern Corp......................................  5,519    160,658
    Fifth Third Bancorp......................................... 72,378  2,085,934
    Financial Institutions, Inc.................................  2,921     80,328
    First American Financial Corp............................... 13,153    750,510
    First Bancorp...............................................  4,770    180,831
    First BanCorp............................................... 35,938    406,099

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    First Bancorp, Inc..........................................  1,481 $   39,706
    First Bancshares, Inc. (The)................................  1,821     56,232
    First Bank..................................................    916     10,452
    First Busey Corp............................................  9,880    255,299
    First Business Financial Services, Inc......................    989     22,777
    First Choice Bancorp........................................    624     13,266
    First Citizens BancShares, Inc., Class A....................  1,452    650,859
    First Commonwealth Financial Corp........................... 16,640    226,470
    First Community Bancshares, Inc.............................  3,990    138,692
    First Defiance Financial Corp...............................  3,646    107,593
    First Financial Bancorp..................................... 16,417    412,067
#   First Financial Bankshares, Inc.............................  7,027    432,301
    First Financial Corp........................................  1,138     46,851
    First Financial Northwest, Inc..............................  1,800     30,114
    First Foundation, Inc.......................................  5,470     77,729
    First Hawaiian, Inc......................................... 21,301    588,973
#   First Horizon National Corp................................. 33,203    501,033
    First Internet Bancorp......................................  1,237     27,078
    First Interstate BancSystem, Inc., Class A..................  6,686    282,550
    First Merchants Corp........................................  8,850    324,530
    First Mid Bancshares, Inc...................................  2,167     74,740
    First Midwest Bancorp, Inc.................................. 17,127    367,717
    First Northwest Bancorp.....................................  1,283     20,887
    First of Long Island Corp. (The)............................  3,590     83,539
    First Republic Bank.........................................  6,942    733,214
    FirstCash, Inc..............................................  6,053    591,257
    Flagstar Bancorp, Inc.......................................  8,915    318,711
    Flushing Financial Corp.....................................  5,263    118,944
#   FNB Corp.................................................... 52,496    636,776
    Franklin Financial Network, Inc.............................  2,340     64,701
#   Franklin Resources, Inc..................................... 26,052    901,139
    FS Bancorp, Inc.............................................    425     21,968
    Fulton Financial Corp....................................... 26,830    462,818
#   GAIN Capital Holdings, Inc..................................  6,727     35,451
    GAMCO Investors, Inc., Class A..............................  1,540     33,387
*   Genworth Financial, Inc., Class A........................... 60,600    229,674
    German American Bancorp, Inc................................  3,377    100,803
    Glacier Bancorp, Inc........................................  9,633    410,269
    Global Indemnity, Ltd.......................................  1,700     52,360
    Goldman Sachs Group, Inc. (The).............................  9,123  1,878,608
*   Great Elm Capital Group, Inc................................    619      2,646
    Great Southern Bancorp, Inc.................................  2,505    145,165
    Great Western Bancorp, Inc..................................  9,899    348,148
*   Green Dot Corp., Class A....................................  5,967    380,516
#   Greenhill & Co., Inc........................................  3,377     69,938
#*  Greenlight Capital Re, Ltd., Class A........................  4,400     52,712
    Guaranty Bancshares, Inc....................................  1,200     33,684
*   Hallmark Financial Services, Inc............................  2,410     27,667
    Hamilton Lane, Inc., Class A................................  4,246    207,460
    Hancock Whitney Corp........................................ 14,253    623,426
    Hanmi Financial Corp........................................  4,733    112,267
    Hanover Insurance Group, Inc. (The).........................  4,284    516,693
*   HarborOne Bancorp, Inc......................................  3,039     56,890
    Hartford Financial Services Group, Inc. (The)............... 34,183  1,788,113
#   HCI Group, Inc..............................................  1,645     70,110
    Heartland Financial USA, Inc................................  5,901    264,955
#   Hennessy Advisors, Inc......................................  1,107     11,059
    Heritage Commerce Corp......................................  8,432    105,569
#   Heritage Financial Corp.....................................  6,566    198,753

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Heritage Insurance Holdings, Inc............................   4,010 $    54,696
    Hilltop Holdings, Inc.......................................  12,037     253,138
    Hingham Institution for Savings.............................     155      28,677
    Home Bancorp, Inc...........................................   1,154      42,283
#   Home BancShares, Inc........................................  28,696     550,676
*   HomeStreet, Inc.............................................   5,364     150,943
    HomeTrust Bancshares, Inc...................................   3,038      77,044
    Hope Bancorp, Inc...........................................  23,851     335,345
    HopFed Bancorp, Inc.........................................       6         117
    Horace Mann Educators Corp..................................   7,432     286,727
    Horizon Bancorp, Inc........................................   6,336     103,087
    Houlihan Lokey, Inc.........................................   4,722     232,889
*   Howard Bancorp, Inc.........................................   1,896      28,497
    Huntington Bancshares, Inc..................................  80,223   1,116,704
    IBERIABANK Corp.............................................   8,174     649,833
    Independence Holding Co.....................................   2,048      78,397
    Independent Bank Corp.......................................   4,037     323,889
    Independent Bank Corp.......................................   4,359      93,849
    Independent Bank Group, Inc.................................   7,669     437,133
#   Interactive Brokers Group, Inc., Class A....................  12,539     680,115
    Intercontinental Exchange, Inc..............................  10,424     847,992
    International Bancshares Corp...............................  11,298     468,528
*   INTL. FCStone, Inc..........................................   3,467     140,622
    Invesco, Ltd................................................  43,621     958,353
    Investar Holding Corp.......................................     501      11,663
    Investors Bancorp, Inc......................................  44,334     520,925
    Investors Title Co..........................................     166      28,041
    James River Group Holdings, Ltd.............................   5,019     211,902
#   Janus Henderson Group P.L.C.................................  22,202     556,604
    Jefferies Financial Group, Inc..............................  31,263     643,080
    JPMorgan Chase & Co......................................... 134,015  15,552,441
    Kearny Financial Corp.......................................  16,555     231,770
    Kemper Corp.................................................   8,245     741,061
    KeyCorp.....................................................  55,362     971,603
    Kingstone Cos., Inc.........................................     707       8,208
#   Kinsale Capital Group, Inc..................................   2,001     145,273
    Ladenburg Thalmann Financial Services, Inc..................  20,093      73,741
    Lakeland Bancorp, Inc.......................................   6,960     115,258
    Lakeland Financial Corp.....................................   3,857     184,172
    Lazard, Ltd., Class A.......................................  19,922     774,567
    LCNB Corp...................................................     700      11,900
#   LegacyTexas Financial Group, Inc............................   7,692     308,295
    Legg Mason, Inc.............................................   9,673     323,562
*   LendingClub Corp............................................  71,744     228,146
#*  LendingTree, Inc............................................   1,174     451,779
    Lincoln National Corp.......................................  11,304     754,203
#   Live Oak Bancshares, Inc....................................   5,676      99,160
    Loews Corp..................................................  16,936     868,647
    LPL Financial Holdings, Inc.................................  15,071   1,116,610
    M&T Bank Corp...............................................  10,569   1,797,470
    Macatawa Bank Corp..........................................   4,300      44,376
    Maiden Holdings, Ltd........................................  14,428       9,429
    Manning & Napier, Inc.......................................   1,962       4,022
*   Markel Corp.................................................     766     820,777
#   MarketAxess Holdings, Inc...................................   1,289     358,767
    Marlin Business Services Corp...............................   1,780      38,786
    Marsh & McLennan Cos., Inc..................................   8,684     818,814
*   MBIA, Inc...................................................  17,849     172,600
    MBT Financial Corp..........................................   3,354      33,674

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    Mercantile Bank Corp........................................  2,926 $   98,899
    Merchants Bancorp...........................................    900     21,762
    Mercury General Corp........................................  9,444    507,898
    Meridian Bancorp, Inc.......................................  8,479    146,008
    Meta Financial Group, Inc...................................  5,963    153,607
    MetLife, Inc................................................ 22,488  1,037,371
*   MGIC Investment Corp........................................ 12,754    186,719
    Midland States Bancorp, Inc.................................  3,717     99,690
#   MidSouth Bancorp, Inc.......................................  1,200     14,244
    MidWestOne Financial Group, Inc.............................  1,517     42,749
    Moelis & Co., Class A.......................................  6,240    255,528
    Moody's Corp................................................  5,295  1,041,103
    Morgan Stanley.............................................. 49,926  2,408,930
    Morningstar, Inc............................................  5,164    740,776
*   Mr Cooper Group, Inc........................................  6,630     57,018
    MSCI, Inc...................................................  3,231    728,203
    MutualFirst Financial, Inc..................................  1,200     35,868
    Nasdaq, Inc.................................................  8,708    802,878
    National Bank Holdings Corp., Class A.......................  5,328    203,743
    National Bankshares, Inc....................................    518     21,906
    National General Holdings Corp.............................. 17,952    442,517
    National Western Life Group, Inc., Class A..................    548    146,163
    Navient Corp................................................ 38,838    524,701
    Navigators Group, Inc. (The)................................  4,910    343,405
    NBT Bancorp, Inc............................................  8,109    308,304
    Nelnet, Inc., Class A.......................................  4,956    287,696
#   New York Community Bancorp, Inc............................. 49,204    572,243
>>  NewStar Financial, Inc......................................  6,871        669
*   NI Holdings, Inc............................................  1,752     28,085
*   Nicholas Financial, Inc.....................................    801      7,113
*   Nicolet Bankshares, Inc.....................................  1,249     76,251
*   NMI Holdings, Inc., Class A.................................  9,763    274,145
    Northern Trust Corp......................................... 11,502  1,133,522
    Northfield Bancorp, Inc.....................................  8,607    129,105
    Northrim BanCorp, Inc.......................................    900     31,941
    Northwest Bancshares, Inc................................... 18,491    322,298
    OceanFirst Financial Corp...................................  8,952    225,411
*   Ocwen Financial Corp........................................ 14,518     24,535
    OFG Bancorp.................................................  9,654    194,818
    Old Line Bancshares, Inc....................................  1,887     47,175
    Old National Bancorp........................................ 28,697    490,145
    Old Republic International Corp............................. 32,144    718,740
    Old Second Bancorp, Inc.....................................  4,090     54,193
*   On Deck Capital, Inc........................................ 10,484     57,243
    OneMain Holdings, Inc....................................... 20,427    693,905
    Oppenheimer Holdings, Inc., Class A.........................  3,256     85,470
    Opus Bank...................................................  5,305    116,020
#   Origin Bancorp, Inc.........................................  3,105    108,178
    Oritani Financial Corp......................................  9,197    159,568
    Orrstown Financial Services, Inc............................    909     18,853
*   Pacific Mercantile Bancorp..................................  2,550     19,967
    Pacific Premier Bancorp, Inc................................ 10,646    309,479
#   PacWest Bancorp............................................. 12,656    500,545
#   Park National Corp..........................................  2,477    241,953
    Parke Bancorp, Inc..........................................  1,315     30,087
    PCSB Financial Corp.........................................  2,196     41,834
    Peapack Gladstone Financial Corp............................  2,762     79,905
    Penns Woods Bancorp, Inc....................................    829     36,194
#   Pennymac Financial Services, Inc............................ 10,210    227,683

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    Peoples Bancorp, Inc........................................  2,534 $   82,811
    Peoples Financial Services Corp.............................    400     17,400
#   People's United Financial, Inc.............................. 42,429    733,597
    People's Utah Bancorp.......................................  1,400     39,830
    Pinnacle Financial Partners, Inc............................  8,118    471,412
    Piper Jaffray Cos...........................................  2,600    209,560
    PJT Partners, Inc., Class A.................................  3,394    146,349
    PNC Financial Services Group, Inc. (The).................... 12,492  1,710,530
#*  Ponce de Leon Federal Bank..................................  1,100     15,917
    Popular, Inc................................................ 10,173    587,084
#*  PRA Group, Inc..............................................  7,470    210,056
    Preferred Bank..............................................  2,495    122,729
    Premier Financial Bancorp, Inc..............................  1,898     31,469
    Primerica, Inc..............................................  7,316    953,202
    Principal Financial Group, Inc.............................. 21,274  1,216,022
    ProAssurance Corp...........................................  9,671    362,953
    Progressive Corp. (The)..................................... 15,584  1,217,890
#   Prosperity Bancshares, Inc..................................  7,354    541,549
    Protective Insurance Corp., Class B.........................  2,066     33,573
*   Provident Bancorp, Inc......................................    506     12,397
    Provident Financial Holdings, Inc...........................  1,300     26,325
    Provident Financial Services, Inc........................... 11,857    314,448
    Prudential Bancorp, Inc.....................................    845     14,754
    Prudential Financial, Inc................................... 11,285  1,192,937
    Pzena Investment Management, Inc., Class A..................  1,300     12,935
    QCR Holdings, Inc...........................................  1,925     65,854
    Radian Group, Inc........................................... 10,400    243,568
    Raymond James Financial, Inc................................  7,425    679,907
    RBB Bancorp.................................................  2,116     40,966
*   Regional Management Corp....................................  1,515     37,527
    Regions Financial Corp...................................... 56,256    873,656
    Reinsurance Group of America, Inc...........................  3,457    523,770
    RenaissanceRe Holdings, Ltd.................................  4,814    747,903
    Renasant Corp............................................... 10,242    371,375
    Republic Bancorp, Inc., Class A.............................  3,438    162,480
*   Republic First Bancorp, Inc.................................  6,280     32,154
    Riverview Bancorp, Inc......................................    100        742
#   RLI Corp....................................................  3,585    291,568
    S&P Global, Inc.............................................  7,808  1,722,913
    S&T Bancorp, Inc............................................  6,690    268,135
*   Safeguard Scientifics, Inc..................................  1,519     17,377
    Safety Insurance Group, Inc.................................  2,530    235,088
    Sandy Spring Bancorp, Inc...................................  6,454    225,180
    Santander Consumer USA Holdings, Inc........................ 48,503  1,035,539
    SB One Bancorp..............................................    800     19,000
*   Seacoast Banking Corp. of Florida...........................  4,740    134,426
    SEI Investments Co.......................................... 18,552  1,010,156
*   Select Bancorp, Inc.........................................  2,670     32,788
    Selective Insurance Group, Inc..............................  6,923    493,679
    ServisFirst Bancshares, Inc.................................  7,036    238,802
    Shore Bancshares, Inc.......................................  1,532     24,252
    SI Financial Group, Inc.....................................  1,043     14,936
    Sierra Bancorp..............................................  1,944     51,438
    Signature Bank..............................................  6,160    813,551
    Silvercrest Asset Management Group, Inc., Class A...........    800     11,632
#   Simmons First National Corp., Class A....................... 14,506    368,307
    SLM Corp.................................................... 57,783    587,075
*   SmartFinancial, Inc.........................................    641     13,326
    South State Corp............................................  6,067    459,029

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
*   Southern First Bancshares, Inc..............................    700 $   25,767
    Southern Missouri Bancorp, Inc..............................  1,213     40,696
    Southern National Bancorp of Virginia, Inc..................  3,254     48,550
#   Southside Bancshares, Inc...................................  5,693    199,995
#*  Spirit of Texas Bancshares, Inc.............................    630     14,156
    State Auto Financial Corp...................................  7,246    243,683
    State Street Corp........................................... 20,840  1,410,034
    Sterling Bancorp............................................ 31,018    664,406
    Sterling Bancorp, Inc.......................................  1,545     15,126
    Stewart Information Services Corp...........................  3,962    168,425
    Stifel Financial Corp....................................... 11,434    682,267
    Stock Yards Bancorp, Inc....................................  2,400     82,440
    Summit Financial Group, Inc.................................  1,249     32,536
    SunTrust Banks, Inc......................................... 25,685  1,681,854
*   SVB Financial Group.........................................  3,366    847,290
    Synchrony Financial......................................... 65,540  2,272,272
    Synovus Financial Corp...................................... 18,544    683,532
    T Rowe Price Group, Inc..................................... 17,518  1,883,185
    TCF Financial Corp.......................................... 30,065    665,338
    TD Ameritrade Holding Corp.................................. 12,506    657,565
    Territorial Bancorp, Inc....................................  1,300     37,635
*   Texas Capital Bancshares, Inc...............................  6,755    437,251
#   TFS Financial Corp.......................................... 10,988    182,840
*   Third Point Reinsurance, Ltd................................ 15,019    174,371
    Timberland Bancorp, Inc.....................................    500     15,600
    Tiptree, Inc................................................  5,339     30,432
    Tompkins Financial Corp.....................................  1,833    147,868
    Torchmark Corp..............................................  5,807    509,042
    Towne Bank.................................................. 12,538    326,991
    Travelers Cos., Inc. (The).................................. 12,409  1,783,794
    TriCo Bancshares............................................  5,202    207,612
*   TriState Capital Holdings, Inc..............................  4,350    101,181
#*  Triumph Bancorp, Inc........................................  3,989    123,699
    TrustCo Bank Corp. NY....................................... 13,664    109,312
#   Trustmark Corp.............................................. 10,221    367,547
    U.S. Bancorp................................................ 49,980  2,664,934
    UMB Financial Corp..........................................  8,246    576,066
    Umpqua Holdings Corp........................................ 32,017    555,815
    Union Bankshares Corp....................................... 12,908    471,142
#   United Bankshares, Inc...................................... 16,146    633,569
#   United Community Banks, Inc................................. 13,224    371,330
    United Community Financial Corp.............................  6,434     59,257
    United Financial Bancorp, Inc...............................  8,746    115,360
    United Fire Group, Inc......................................  3,989    173,960
    United Insurance Holdings Corp..............................  6,562    100,530
    United Security Bancshares..................................    402      4,221
    Unity Bancorp, Inc..........................................    471     10,174
    Universal Insurance Holdings, Inc...........................  6,041    179,961
    Univest Financial Corp......................................  4,401    110,993
    Unum Group.................................................. 22,954    847,462
#   Valley National Bancorp..................................... 53,384    559,464
    Value Line, Inc.............................................    213      4,931
    Veritex Holdings, Inc.......................................  7,085    187,823
#   Virtu Financial, Inc., Class A.............................. 14,728    362,014
    Virtus Investment Partners, Inc.............................  1,053    129,108
    Voya Financial, Inc......................................... 14,371    788,824
#   Waddell & Reed Financial, Inc., Class A..................... 12,818    240,081
    Walker & Dunlop, Inc........................................  5,376    295,411
    Washington Federal, Inc.....................................  8,533    282,784

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    Washington Trust Bancorp, Inc...............................   2,152 $    111,495
    Waterstone Financial, Inc...................................   4,026       66,671
    Webster Financial Corp......................................   9,015      478,967
    Wells Fargo & Co............................................ 180,470    8,736,553
    WesBanco, Inc...............................................   9,133      368,243
    West Bancorporation, Inc....................................   1,799       37,725
#   Westamerica Bancorporation..................................   3,633      233,311
*   Western Alliance Bancorp....................................  12,318      588,554
    Western New England Bancorp, Inc............................   3,241       31,308
    Westwood Holdings Group, Inc................................   1,130       35,358
    White Mountains Insurance Group, Ltd........................     580      544,643
    Willis Towers Watson P.L.C..................................   6,121    1,128,345
    Wintrust Financial Corp.....................................   9,351      712,546
#   WisdomTree Investments, Inc.................................  22,580      162,576
*   World Acceptance Corp.......................................   1,607      208,894
    WR Berkley Corp.............................................  11,056      677,733
    WSFS Financial Corp.........................................   9,099      392,895
    Zions Bancorp NA............................................  16,756      826,573
                                                                         ------------
TOTAL FINANCIALS................................................          225,883,884
                                                                         ------------
HEALTH CARE -- (5.6%)
    Abbott Laboratories.........................................  30,052    2,390,937
*   ABIOMED, Inc................................................     962      266,868
#*  Acadia Healthcare Co., Inc..................................  14,410      461,408
*   Achillion Pharmaceuticals, Inc..............................  21,184       62,705
#*  Aclaris Therapeutics, Inc...................................   2,600       16,380
*   Acorda Therapeutics, Inc....................................   6,805       71,112
*   Addus HomeCare Corp.........................................   1,934      131,319
*   Aduro Biotech, Inc..........................................   4,711       19,268
*   Adverum Biotechnologies, Inc................................   9,125       58,856
#*  Agios Pharmaceuticals, Inc..................................   1,615       90,311
*   Akebia Therapeutics, Inc....................................   6,042       36,494
#*  Albireo Pharma, Inc.........................................     887       30,531
#*  Alder Biopharmaceuticals, Inc...............................   5,585       75,900
*   Alexion Pharmaceuticals, Inc................................   4,402      599,244
*   Align Technology, Inc.......................................   3,480    1,129,886
*   Alkermes P.L.C..............................................   7,558      229,159
*   Allscripts Healthcare Solutions, Inc........................  26,335      259,926
#*  Alnylam Pharmaceuticals, Inc................................   2,424      216,560
#*  AMAG Pharmaceuticals, Inc...................................   7,011       78,243
*   Amedisys, Inc...............................................   4,356      556,784
*   American Renal Associates Holdings, Inc.....................   5,573       38,342
    AmerisourceBergen Corp......................................  17,341    1,296,413
*   AMN Healthcare Services, Inc................................   7,401      385,296
*   Amphastar Pharmaceuticals, Inc..............................   5,517      119,112
#*  AnaptysBio, Inc.............................................   2,828      205,652
*   AngioDynamics, Inc..........................................   5,619      115,414
*   Anika Therapeutics, Inc.....................................   2,097       66,789
    Anthem, Inc.................................................   8,464    2,226,286
#*  Apollo Medical Holdings, Inc................................   2,065       39,958
*   Applied Genetic Technologies Corp...........................     868        3,880
*   Aptevo Therapeutics, Inc....................................   1,916        1,395
#*  Aratana Therapeutics, Inc...................................   2,379       11,181
*   Ardelyx, Inc................................................   4,740       16,116
#*  Array BioPharma Inc.........................................   3,394       76,738
*   Assembly Biosciences, Inc...................................   1,961       30,945
*   Assertio Therapeutics, Inc..................................   8,079       33,689
#*  Atara Biotherapeutics, Inc..................................   2,923       98,213
    Atrion Corp.................................................     296      260,480

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
HEALTH CARE -- (Continued)
*   Avanos Medical, Inc.........................................  7,494 $  314,373
    Baxter International, Inc................................... 10,745    819,844
*   BioMarin Pharmaceutical, Inc................................  6,180    528,575
#*  BioScrip, Inc............................................... 15,003     28,806
*   BioSpecifics Technologies Corp..............................  1,201     80,467
*   BioTelemetry, Inc...........................................  3,516    191,270
#*  Bluebird Bio, Inc...........................................  1,628    230,899
*   Boston Scientific Corp...................................... 19,324    717,307
*   Brookdale Senior Living, Inc................................ 34,248    211,653
    Bruker Corp................................................. 14,078    543,411
*   Calithera Biosciences, Inc..................................  4,617     28,441
*   Cambrex Corp................................................  5,633    242,332
    Cantel Medical Corp.........................................  4,455    307,128
*   Capital Senior Living Corp..................................  2,106      8,845
    Cardinal Health, Inc........................................ 21,180  1,031,678
*   Cardiovascular Systems, Inc.................................  2,246     79,823
*   Castlight Health, Inc., Class B.............................  9,290     34,652
*   Centene Corp................................................ 19,577  1,009,390
*   Cerner Corp................................................. 23,950  1,591,477
    Chemed Corp.................................................  1,762    575,786
*   ChemoCentryx, Inc...........................................  5,991     79,501
*   Cigna Corp.................................................. 18,007  2,860,232
*   Collegium Pharmaceutical, Inc...............................  1,638     22,817
    Computer Programs & Systems, Inc............................    864     26,257
*   Concert Pharmaceuticals, Inc................................  4,356     44,780
    CONMED Corp.................................................  3,906    312,597
*   CorVel Corp.................................................  3,700    265,660
#*  Covetrus, Inc...............................................  4,351    143,017
*   Cross Country Healthcare, Inc...............................  7,273     51,275
*   CryoLife, Inc...............................................  5,283    161,977
#*  Cumberland Pharmaceuticals, Inc.............................  1,600      8,960
#*  Cutera, Inc.................................................  1,041     18,467
    CVS Health Corp............................................. 35,885  1,951,426
*   Cymabay Therapeutics, Inc...................................  3,348     42,888
*   DaVita, Inc................................................. 13,401    740,271
#*  Deciphera Pharmaceuticals, Inc..............................  4,480    103,040
    DENTSPLY SIRONA, Inc........................................ 10,601    542,029
#*  Dermira, Inc................................................  3,600     39,924
*   DexCom, Inc.................................................    979    118,528
#*  Dicerna Pharmaceuticals, Inc................................  4,937     63,984
    Digirad Corp................................................  2,900      2,094
#*  Diplomat Pharmacy, Inc...................................... 13,263     74,008
*   Edwards Lifesciences Corp...................................  1,369    241,040
*   Emergent BioSolutions, Inc..................................  6,778    350,287
*   Enanta Pharmaceuticals, Inc.................................  1,946    169,672
    Encompass Health Corp....................................... 13,306    857,572
    Ensign Group, Inc. (The)....................................  9,480    488,410
*   Epizyme, Inc................................................  4,801     59,580
#*  Evolent Health, Inc., Class A............................... 15,042    203,819
#*  Exact Sciences Corp.........................................  2,217    218,796
*   Exelixis, Inc............................................... 41,489    815,674
#*  Five Star Senior Living, Inc................................    859        541
*   FONAR Corp..................................................  1,170     23,213
*   Genomic Health, Inc.........................................    782     50,306
#*  Global Blood Therapeutics, Inc..............................  4,548    251,959
*   Globus Medical, Inc., Class A...............................  5,211    234,964
#*  GlycoMimetics, Inc..........................................  3,403     41,415
*   Haemonetics Corp............................................  4,699    410,129
#*  Halozyme Therapeutics, Inc..................................  5,555     89,602

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
HEALTH CARE -- (Continued)
#*  HealthEquity, Inc...........................................  3,658 $  247,830
*   HealthStream, Inc...........................................  4,637    121,397
#*  Henry Schein, Inc...........................................  7,869    504,088
#*  Heska Corp..................................................    405     31,452
    Hill-Rom Holdings, Inc......................................  8,987    911,462
*   HMS Holdings Corp...........................................  9,021    274,509
*   Hologic, Inc................................................ 25,448  1,180,278
*   Horizon Pharma P.L.C........................................ 19,518    498,295
    Humana, Inc.................................................  5,539  1,414,716
*   ICU Medical, Inc............................................    895    203,613
*   IDEXX Laboratories, Inc.....................................  2,828    656,096
*   Incyte Corp.................................................  4,348    333,926
*   Innoviva, Inc............................................... 16,512    231,663
#*  Inogen, Inc.................................................    628     54,824
#*  Inovalon Holdings, Inc., Class A............................  4,195     56,758
#*  Inovio Pharmaceuticals, Inc.................................  3,700     13,912
#*  Insmed, Inc.................................................  3,453    105,109
#*  Insulet Corp................................................  1,294    111,608
*   Integer Holdings Corp.......................................  4,638    320,439
*   Integra LifeSciences Holdings Corp..........................  6,533    340,957
#*  Intellia Therapeutics, Inc..................................  4,713     72,486
#*  IntriCon Corp...............................................    300      7,011
*   Intuitive Surgical, Inc.....................................  1,185    605,097
#   Invacare Corp...............................................  5,484     40,582
#*  Invitae Corp................................................  1,605     37,910
#*  Ionis Pharmaceuticals, Inc..................................  3,851    286,245
#*  Iovance Biotherapeutics, Inc................................  8,082     92,135
*   IQVIA Holdings, Inc.........................................  8,399  1,166,621
*   Jazz Pharmaceuticals P.L.C..................................  6,066    787,185
#*  Kala Pharmaceuticals, Inc...................................  1,454     11,283
*   KalVista Pharmaceuticals, Inc...............................  1,219     28,037
#*  Karyopharm Therapeutics, Inc................................  3,855     18,003
*   Kindred Biosciences, Inc....................................  4,043     35,942
#*  Kura Oncology, Inc..........................................  4,804     72,733
*   Laboratory Corp. of America Holdings........................  5,195    830,784
#*  Lannett Co., Inc............................................  1,300      9,997
*   Lantheus Holdings, Inc......................................  8,507    205,529
    LeMaitre Vascular, Inc......................................  1,973     56,980
*   LHC Group, Inc..............................................  4,722    524,661
*   LivaNova P.L.C..............................................  5,324    366,770
    Luminex Corp................................................  6,401    146,007
*   MacroGenics, Inc............................................  6,166    103,404
#*  Madrigal Pharmaceuticals, Inc...............................    207     21,959
*   Magellan Health, Inc........................................  4,058    284,060
#*  Mallinckrodt P.L.C.......................................... 14,740    227,880
*   Masimo Corp.................................................  2,528    329,019
    McKesson Corp............................................... 13,633  1,625,735
#*  Medidata Solutions, Inc.....................................  1,943    175,531
*   Medpace Holdings, Inc.......................................  4,749    266,751
    Medtronic P.L.C............................................. 24,711  2,194,584
#*  Melinta Therapeutics, Inc...................................    357      1,564
    Meridian Bioscience, Inc....................................  7,966     91,689
*   Merit Medical Systems, Inc..................................  5,423    304,664
#   Mesa Laboratories, Inc......................................    245     57,989
*   Mettler-Toledo International, Inc...........................  1,569  1,169,313
#*  MiMedx Group, Inc...........................................  1,700      4,080
*   Minerva Neurosciences, Inc..................................  5,706     42,053
#*  Mirati Therapeutics, Inc....................................  1,045     62,167
*   Molina Healthcare, Inc......................................  9,135  1,184,170

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
HEALTH CARE -- (Continued)
*   Momenta Pharmaceuticals, Inc................................ 14,362 $  200,924
*   Myriad Genetics, Inc........................................  7,131    224,484
#*  NantKwest, Inc..............................................  3,700      4,144
    National HealthCare Corp....................................  2,673    201,624
    National Research Corp......................................  2,585    102,314
*   Natus Medical, Inc..........................................  4,797    128,368
*   Nektar Therapeutics......................................... 14,435    462,209
*   Neogen Corp.................................................  3,025    183,497
#*  NeoGenomics, Inc............................................  5,221    108,753
*   Neurocrine Biosciences, Inc.................................  1,050     75,852
#*  NewLink Genetics Corp.......................................    540        923
*   NextGen Healthcare, Inc.....................................  7,770    145,998
*   NuVasive, Inc...............................................  4,819    292,031
*   Nuvectra Corp...............................................    663      6,259
*   ObsEva SA...................................................  3,939     54,752
*   Omnicell, Inc...............................................  2,910    233,848
#*  OPKO Health, Inc............................................ 33,424     79,883
*   OraSure Technologies, Inc...................................  7,089     67,062
*   Orthofix Medical, Inc.......................................  2,488    136,318
*   Otonomy, Inc................................................  4,367     11,704
#   Owens & Minor, Inc..........................................  9,088     30,990
*   Pacira BioSciences, Inc.....................................  3,056    121,690
#   Patterson Cos., Inc......................................... 15,555    339,721
*   PDL BioPharma, Inc.......................................... 20,904     68,356
#*  Penumbra, Inc...............................................    413     55,549
#*  PetIQ, Inc..................................................  2,017     55,407
    Phibro Animal Health Corp., Class A.........................  3,118    108,226
*   PRA Health Sciences, Inc....................................  6,179    598,251
*   Premier, Inc., Class A......................................  9,768    324,591
#*  Prestige Consumer Healthcare, Inc...........................  8,493    249,864
#*  Progenics Pharmaceuticals, Inc..............................  4,762     24,477
#*  Protagonist Therapeutics, Inc...............................  3,345     34,554
*   Prothena Corp. P.L.C........................................  5,425     56,420
*   Providence Service Corp. (The)..............................  1,714    113,690
#*  PTC Therapeutics, Inc.......................................  2,476     92,652
    Quest Diagnostics, Inc......................................  9,052    872,432
*   Quidel Corp.................................................  3,607    230,632
#*  RadNet, Inc.................................................  5,706     69,100
*   Regeneron Pharmaceuticals, Inc..............................  1,985    681,133
*   Repligen Corp...............................................  3,931    264,871
#   ResMed, Inc.................................................  6,035    630,718
*   Retrophin, Inc..............................................  4,493     85,726
#*  Rhythm Pharmaceuticals, Inc.................................  4,359    110,196
#*  Rigel Pharmaceuticals, Inc.................................. 17,905     39,928
*   RTI Surgical Holdings, Inc..................................  9,786     52,942
#*  Sage Therapeutics, Inc......................................  1,801    302,982
#*  Sarepta Therapeutics, Inc...................................  1,252    146,409
*   SeaSpine Holdings Corp......................................    959     14,126
#*  Seattle Genetics, Inc.......................................  3,143    213,033
*   Select Medical Holdings Corp................................ 17,803    255,829
*   SIGA Technologies, Inc......................................  3,400     17,816
    Simulations Plus, Inc.......................................  2,208     49,746
#*  Spark Therapeutics, Inc.....................................  3,610    385,151
#*  Spectrum Pharmaceuticals, Inc............................... 11,608    108,767
#*  STAAR Surgical Co...........................................  1,031     33,487
*   STERIS P.L.C................................................  5,726    749,991
    Stryker Corp................................................  6,610  1,248,695
*   Supernus Pharmaceuticals, Inc...............................  7,971    292,775
*   Surmodics, Inc..............................................    551     23,935

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ -----------
HEALTH CARE -- (Continued)
#*  Syneos Health, Inc.......................................... 11,523 $   540,774
#*  Synlogic, Inc...............................................  2,058      17,658
#*  Syros Pharmaceuticals, Inc..................................  1,876      13,563
#*  Teladoc Health, Inc.........................................  2,994     170,299
    Teleflex, Inc...............................................  1,624     464,756
*   Tetraphase Pharmaceuticals, Inc.............................  2,427       2,573
#*  Tivity Health, Inc..........................................  7,570     163,663
*   Triple-S Management Corp., Class B..........................  2,795      63,502
*   United Therapeutics Corp....................................  7,208     739,325
    US Physical Therapy, Inc....................................    789      91,911
#   Utah Medical Products, Inc..................................    296      24,982
#*  Vanda Pharmaceuticals, Inc..................................  6,449     105,054
*   Varex Imaging Corp..........................................  5,401     177,369
*   Varian Medical Systems, Inc.................................  3,823     520,578
*   Veeva Systems, Inc., Class A................................  2,151     300,860
#*  Verastem, Inc...............................................  3,540       7,540
*   Vertex Pharmaceuticals, Inc.................................  1,486     251,104
#*  Viking Therapeutics, Inc....................................  4,539      35,540
*   Waters Corp.................................................  4,097     874,873
*   WellCare Health Plans, Inc..................................  3,298     852,038
    West Pharmaceutical Services, Inc...........................  5,208     644,698
#*  Wright Medical Group NV.....................................  8,318     245,963
#*  Xencor, Inc.................................................  7,519     230,908
    Zimmer Biomet Holdings, Inc.................................  9,693   1,193,790
    Zoetis, Inc................................................. 13,251   1,349,482
#*  Zogenix, Inc................................................  6,223     242,635
                                                                        -----------
TOTAL HEALTH CARE...............................................         74,927,443
                                                                        -----------
INDUSTRIALS -- (13.0%)
    3M Co....................................................... 18,576   3,520,338
#   AAON, Inc...................................................  9,578     480,911
    AAR Corp....................................................  6,777     228,859
    ABM Industries, Inc......................................... 10,461     397,204
*   Acacia Research Corp........................................  2,366       7,524
    ACCO Brands Corp............................................ 18,062     165,087
    Actuant Corp., Class A......................................  8,856     226,536
    Acuity Brands, Inc..........................................  5,701     834,227
*   Advanced Disposal Services, Inc............................. 12,761     412,691
    Advanced Drainage Systems, Inc..............................  9,885     277,274
*   AECOM....................................................... 17,566     595,487
*   Aegion Corp.................................................  5,936     118,186
    AGCO Corp...................................................  8,279     585,988
    Air Lease Corp.............................................. 17,658     680,892
*   Air Transport Services Group, Inc........................... 11,969     281,631
    Aircastle, Ltd.............................................. 14,004     278,960
    Alamo Group, Inc............................................  1,500     155,460
    Alaska Air Group, Inc....................................... 13,705     848,339
    Albany International Corp., Class A.........................  4,589     339,448
    Allegiant Travel Co.........................................  2,878     422,721
    Allegion P.L.C..............................................  9,586     951,219
    Allied Motion Technologies, Inc.............................  1,625      59,491
    Allison Transmission Holdings, Inc.......................... 15,819     741,278
    Altra Industrial Motion Corp................................  6,844     256,582
    AMERCO......................................................  3,162   1,179,964
*   Ameresco, Inc., Class A.....................................  3,516      52,951
#   American Airlines Group, Inc................................ 16,310     557,476
*   American Woodmark Corp......................................  2,938     264,214
    AMETEK, Inc................................................. 11,475   1,011,751
    AO Smith Corp............................................... 10,078     529,800

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    Apogee Enterprises, Inc.....................................  4,460 $  179,738
    Applied Industrial Technologies, Inc........................  6,789    406,933
*   ARC Document Solutions, Inc.................................  6,764     16,098
#   ArcBest Corp................................................  4,841    147,941
    Arconic, Inc................................................ 43,752    939,793
    Arcosa, Inc.................................................  5,619    174,919
    Argan, Inc..................................................  2,682    128,253
*   Armstrong Flooring, Inc.....................................  4,306     62,394
    Armstrong World Industries, Inc.............................  5,207    451,291
*   Arotech Corp................................................  3,345      9,700
*   ASGN, Inc...................................................  7,408    467,000
    Astec Industries, Inc.......................................  3,697    124,626
*   Astronics Corp..............................................  3,552    118,424
#*  Astronics Corp., Class B....................................    835     27,805
*   Atkore International Group, Inc.............................  6,051    149,823
*   Atlas Air Worldwide Holdings, Inc...........................  4,083    197,168
#*  Avis Budget Group, Inc...................................... 11,933    424,218
#*  Axon Enterprise, Inc........................................  1,558     98,933
    AZZ, Inc....................................................  3,732    177,233
#*  Babcock & Wilcox Enterprises, Inc...........................  6,411      2,238
    Barnes Group, Inc...........................................  6,940    386,003
    Barrett Business Services, Inc..............................  1,545    112,569
#*  Beacon Roofing Supply, Inc.................................. 11,719    441,338
    BG Staffing, Inc............................................  1,394     32,578
*   Blue Bird Corp..............................................  4,546     78,691
*   BMC Stock Holdings, Inc..................................... 10,755    221,338
    Brady Corp., Class A........................................  6,607    322,356
    Briggs & Stratton Corp......................................  7,415     90,463
    Brink's Co. (The)...........................................  7,328    585,727
*   Broadwind Energy, Inc.......................................  2,383      4,742
*   Builders FirstSource, Inc................................... 18,911    260,594
*   CAI International, Inc......................................  3,296     81,840
    Carlisle Cos., Inc..........................................  6,318    893,492
*   Casella Waste Systems, Inc., Class A........................  6,717    250,678
*   CBIZ, Inc...................................................  7,764    149,923
#*  CECO Environmental Corp.....................................  5,117     39,708
    CH Robinson Worldwide, Inc.................................. 10,835    877,635
*   Chart Industries, Inc.......................................  4,374    386,093
#*  Cimpress NV.................................................  3,963    358,255
#   Cintas Corp.................................................  6,055  1,314,783
#*  CIRCOR International, Inc...................................  3,070    103,520
*   Civeo Corp.................................................. 23,478     47,191
*   Clean Harbors, Inc..........................................  9,329    709,004
#*  Colfax Corp................................................. 15,380    464,015
    Columbus McKinnon Corp......................................  2,711    106,705
    Comfort Systems USA, Inc....................................  5,828    315,295
*   Commercial Vehicle Group, Inc...............................  7,440     66,365
*   Construction Partners, Inc., Class A........................  2,107     27,602
*   Continental Building Products, Inc..........................  6,680    171,342
    Copa Holdings SA, Class A...................................  5,082    423,127
#*  Copart, Inc................................................. 13,215    889,634
    Costamare, Inc.............................................. 13,178     79,595
*   CoStar Group, Inc...........................................    883    438,189
    Covanta Holding Corp........................................ 16,529    298,679
*   Covenant Transportation Group, Inc., Class A................  2,890     56,442
*   CPI Aerostructures, Inc.....................................  1,046      6,621
    CRA International, Inc......................................  1,211     63,069
    Crane Co....................................................  8,493    722,330
*   CSW Industrials, Inc........................................  2,635    157,968

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    CSX Corp.................................................... 36,421 $2,900,204
    Cummins, Inc................................................ 16,580  2,757,088
    Curtiss-Wright Corp.........................................  6,017    685,577
    Deere & Co.................................................. 12,726  2,107,807
    Delta Air Lines, Inc........................................ 36,528  2,129,217
    Deluxe Corp.................................................  6,892    308,210
    Donaldson Co., Inc.......................................... 15,354    822,053
    Douglas Dynamics, Inc.......................................  4,778    180,417
    Dover Corp.................................................. 10,328  1,012,557
*   Ducommun, Inc...............................................  1,848     74,992
*   DXP Enterprises, Inc........................................  1,836     78,746
*   Dycom Industries, Inc.......................................  5,823    288,763
#*  Eagle Bulk Shipping, Inc....................................  6,676     36,384
    Eastern Co. (The)...........................................    312      8,942
    Eaton Corp. P.L.C........................................... 13,958  1,156,002
*   Echo Global Logistics, Inc..................................  4,801    110,135
    EMCOR Group, Inc............................................  8,203    690,200
    Emerson Electric Co......................................... 18,474  1,311,469
    Encore Wire Corp............................................  3,557    210,895
    EnerSys.....................................................  6,065    419,637
    Ennis, Inc..................................................  3,943     79,570
    EnPro Industries, Inc.......................................  3,288    244,364
    Equifax, Inc................................................  5,111    643,730
    ESCO Technologies, Inc......................................  3,769    282,675
    Espey Manufacturing & Electronics Corp......................    200      4,988
    Expeditors International of Washington, Inc.................  9,952    790,388
    Exponent, Inc...............................................  7,621    431,501
    Fastenal Co................................................. 16,865  1,189,826
    Federal Signal Corp......................................... 10,280    295,756
    FedEx Corp.................................................. 11,728  2,221,987
    Flowserve Corp.............................................. 11,326    555,314
    Fluor Corp.................................................. 15,166    602,545
    Forrester Research, Inc.....................................  3,145    159,955
    Fortive Corp................................................  8,424    727,328
    Fortune Brands Home & Security, Inc......................... 20,447  1,079,193
    Forward Air Corp............................................  5,175    327,681
*   Franklin Covey Co...........................................  1,696     48,353
    Franklin Electric Co., Inc..................................  6,549    319,984
*   FreightCar America, Inc.....................................  1,800     12,456
*   FTI Consulting, Inc.........................................  4,198    356,746
*   Gardner Denver Holdings, Inc................................ 28,508    962,145
#   GATX Corp...................................................  6,389    492,784
#*  Genco Shipping & Trading, Ltd...............................  4,464     45,086
*   Gencor Industries, Inc......................................  1,048     12,649
*   Generac Holdings, Inc....................................... 10,626    584,324
*   Genesee & Wyoming, Inc., Class A............................  5,949    527,379
*   Gibraltar Industries, Inc...................................  4,567    181,173
    Global Brass & Copper Holdings, Inc.........................  6,453    279,996
*   GMS, Inc....................................................  6,537    115,182
#   Golden Ocean Group, Ltd..................................... 11,267     67,151
*   Goldfield Corp. (The).......................................  5,963     13,953
    Gorman-Rupp Co. (The).......................................  4,380    145,854
*   GP Strategies Corp..........................................  2,129     27,102
    Graco, Inc.................................................. 18,078    926,497
    GrafTech International, Ltd................................. 18,235    208,791
    Graham Corp.................................................    739     15,297
#   Granite Construction, Inc...................................  8,076    362,532
*   Great Lakes Dredge & Dock Corp..............................  8,897     91,016
    Greenbrier Cos., Inc. (The).................................  5,118    181,843

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    Griffon Corp................................................  7,377 $  144,737
    H&E Equipment Services, Inc.................................  6,393    194,411
*   Harsco Corp................................................. 13,392    303,195
#   Hawaiian Holdings, Inc......................................  7,630    215,242
*   HD Supply Holdings, Inc..................................... 27,984  1,278,589
#   Healthcare Services Group, Inc..............................  7,016    237,492
    Heartland Express, Inc...................................... 15,098    297,129
#   HEICO Corp..................................................  3,145    331,892
    HEICO Corp., Class A........................................  4,738    423,719
    Heidrick & Struggles International, Inc.....................  2,552     91,311
*   Herc Holdings, Inc..........................................  4,935    237,670
*   Heritage-Crystal Clean, Inc.................................  2,711     77,887
    Herman Miller, Inc..........................................  9,288    360,560
#*  Hertz Global Holdings, Inc.................................. 13,284    241,503
    Hexcel Corp................................................. 11,394    805,670
*   Hill International, Inc.....................................  4,939     13,088
    Hillenbrand, Inc............................................ 11,533    496,150
    HNI Corp....................................................  7,531    276,463
    Honeywell International, Inc................................ 22,401  3,889,486
*   Houston Wire & Cable Co.....................................  3,000     18,570
*   Hub Group, Inc., Class A....................................  6,456    268,376
    Hubbell, Inc................................................  8,775  1,119,690
*   Hudson Global, Inc..........................................  2,300      3,657
#*  Hudson Technologies, Inc....................................  5,402      7,293
    Hurco Cos., Inc.............................................    876     34,453
*   Huron Consulting Group, Inc.................................  3,546    171,378
#*  Huttig Building Products, Inc...............................    812      2,217
    Hyster-Yale Materials Handling, Inc.........................  1,661    110,656
    ICF International, Inc......................................  2,339    182,138
    IDEX Corp...................................................  5,387    843,927
*   IES Holdings, Inc...........................................  2,130     37,296
    Illinois Tool Works, Inc....................................  9,081  1,413,276
    Ingersoll-Rand P.L.C........................................ 17,229  2,112,448
*   InnerWorkings, Inc.......................................... 10,091     34,108
*   Innovative Solutions & Support, Inc.........................    400      1,480
    Insperity, Inc..............................................  4,590    548,780
    Insteel Industries, Inc.....................................  2,607     54,591
    Interface, Inc.............................................. 11,789    189,096
    ITT, Inc.................................................... 12,504    757,117
    Jacobs Engineering Group, Inc...............................  6,610    515,183
    JB Hunt Transport Services, Inc............................. 10,044    948,957
#*  JELD-WEN Holding, Inc....................................... 18,390    363,202
*   JetBlue Airways Corp........................................ 31,686    587,775
    John Bean Technologies Corp.................................  5,117    561,795
    Johnson Controls International P.L.C........................ 25,225    945,937
    Kadant, Inc.................................................  1,782    174,796
    Kaman Corp..................................................  4,466    276,490
    Kansas City Southern........................................  5,295    652,026
    KAR Auction Services, Inc................................... 19,407  1,096,107
    Kelly Services, Inc., Class A...............................  6,650    148,029
    Kennametal, Inc............................................. 14,001    569,841
#*  KeyW Holding Corp. (The)....................................  7,421     84,154
    Kforce, Inc.................................................  7,254    261,289
    Kimball International, Inc., Class B........................  8,202    128,443
*   Kirby Corp..................................................  6,737    550,548
#   Knight-Swift Transportation Holdings, Inc................... 20,724    691,145
    Knoll, Inc..................................................  8,232    179,787
    Korn Ferry..................................................  6,567    308,780
    Landstar System, Inc........................................  4,726    514,945

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
*   Lawson Products, Inc........................................    700 $   22,988
*   LB Foster Co., Class A......................................  1,400     30,086
#   Lennox International, Inc...................................  1,620    439,749
#   Lincoln Electric Holdings, Inc..............................  8,864    773,561
#   Lindsay Corp................................................  1,207    102,595
*   LS Starrett Co. (The), Class A..............................    230      1,658
#   LSC Communications, Inc.....................................  5,785     40,437
    LSI Industries, Inc.........................................  3,205     10,897
*   Lydall, Inc.................................................  2,299     56,578
#   Macquarie Infrastructure Corp............................... 13,465    545,467
*   Manitowoc Co., Inc. (The)...................................  5,671    101,284
    ManpowerGroup, Inc..........................................  8,694    834,972
    Marten Transport, Ltd.......................................  7,874    155,748
    Masco Corp.................................................. 11,232    438,722
*   Masonite International Corp.................................  4,533    233,404
#*  MasTec, Inc................................................. 12,037    609,674
    Matson, Inc.................................................  8,426    333,754
    Matthews International Corp., Class A.......................  5,311    212,759
    McGrath RentCorp............................................  4,273    264,926
*   Mercury Systems, Inc........................................  3,508    256,154
*   Meritor, Inc................................................ 17,090    414,603
#*  Middleby Corp. (The)........................................  7,636  1,008,945
*   Milacron Holdings Corp...................................... 11,371    166,130
    Miller Industries, Inc......................................  1,300     43,004
*   Mistras Group, Inc..........................................  3,322     45,545
    Mobile Mini, Inc............................................  6,113    220,190
    Moog, Inc., Class A.........................................  4,615    432,149
*   MRC Global, Inc............................................. 12,769    221,287
#   MSA Safety, Inc.............................................  4,797    527,238
    MSC Industrial Direct Co., Inc., Class A....................  6,274    524,820
    Mueller Industries, Inc..................................... 10,050    293,158
    Mueller Water Products, Inc., Class A....................... 20,822    223,420
    Multi-Color Corp............................................  3,128    156,087
*   MYR Group, Inc..............................................  2,344     84,736
    Navigant Consulting, Inc....................................  5,929    135,359
*   Navistar International Corp.................................  9,648    329,383
*   NCI Building Systems, Inc................................... 11,654     66,661
    Nielsen Holdings P.L.C...................................... 29,392    750,378
*   NL Industries, Inc..........................................  7,700     27,335
#   NN, Inc.....................................................  5,147     46,529
#   Nordson Corp................................................  8,527  1,244,516
    Norfolk Southern Corp....................................... 12,640  2,578,813
*   Northwest Pipe Co...........................................  1,465     35,116
#*  NOW, Inc.................................................... 19,244    281,347
*   NV5 Global, Inc.............................................  1,346     85,256
    nVent Electric P.L.C........................................ 15,895    444,265
    Old Dominion Freight Line, Inc..............................  5,988    893,889
#   Omega Flex, Inc.............................................  1,381    116,915
*   Orion Group Holdings, Inc...................................  3,661      9,482
    Oshkosh Corp................................................ 10,684    882,392
    Owens Corning............................................... 16,362    838,880
    PACCAR, Inc................................................. 36,513  2,616,887
*   PAM Transportation Services, Inc............................    751     37,565
    Parker-Hannifin Corp........................................  9,194  1,664,849
    Park-Ohio Holdings Corp.....................................  1,783     65,311
*   Patrick Industries, Inc.....................................  3,766    187,810
*   Patriot Transportation Holding, Inc.........................    133      2,483
    Pentair P.L.C............................................... 24,825    967,927
*   Performant Financial Corp...................................  6,812     13,147

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
*   Perma-Pipe International Holdings, Inc......................    300 $    2,688
*   PGT Innovations, Inc........................................ 11,942    175,070
*   PICO Holdings, Inc..........................................  3,320     37,948
    Pitney Bowes, Inc........................................... 35,018    248,978
    Powell Industries, Inc......................................  1,301     38,054
    Preformed Line Products Co..................................    889     50,131
    Primoris Services Corp......................................  8,827    193,488
*   Proto Labs, Inc.............................................  2,337    256,579
    Quad/Graphics, Inc..........................................  7,683     93,809
    Quanex Building Products Corp...............................  5,988    100,119
    Quanta Services, Inc........................................ 16,785    681,471
*   Radiant Logistics, Inc......................................  4,889     31,974
    Raven Industries, Inc.......................................  4,856    188,947
*   RBC Bearings, Inc...........................................  2,358    324,343
*   RCM Technologies, Inc.......................................    300      1,197
    Regal Beloit Corp...........................................  7,258    617,511
    Republic Services, Inc...................................... 22,861  1,893,348
*   Resideo Technologies, Inc...................................  8,149    184,982
    Resources Connection, Inc...................................  5,098     81,874
#   REV Group, Inc.............................................. 10,564    134,057
*   Rexnord Corp................................................ 13,889    397,225
    Robert Half International, Inc.............................. 14,808    919,429
    Rockwell Automation, Inc....................................  7,799  1,409,357
#   Rollins, Inc................................................ 10,666    412,454
    Roper Technologies, Inc.....................................  1,658    596,383
#   RR Donnelley & Sons Co......................................  1,892      8,741
    Rush Enterprises, Inc., Class A.............................  4,805    203,780
    Ryder System, Inc...........................................  8,414    530,082
*   Saia, Inc...................................................  4,422    284,733
    Schneider National, Inc., Class B........................... 10,750    224,675
#   Scorpio Bulkers, Inc........................................  8,594     46,236
*   Sensata Technologies Holding P.L.C.......................... 24,635  1,230,272
*   SIFCO Industries, Inc.......................................    157        458
    Simpson Manufacturing Co., Inc..............................  6,586    419,396
#*  SiteOne Landscape Supply, Inc...............................  4,790    322,367
    SkyWest, Inc................................................  9,624    592,742
    Snap-on, Inc................................................  3,937    662,518
    Southwest Airlines Co....................................... 28,706  1,556,726
*   SP Plus Corp................................................  3,718    128,345
    Spartan Motors, Inc.........................................  4,649     43,236
    Spirit AeroSystems Holdings, Inc., Class A..................  9,607    834,848
*   Spirit Airlines, Inc........................................  9,581    521,015
*   SPX Corp....................................................  7,166    261,559
*   SPX FLOW, Inc...............................................  7,343    263,907
    Standex International Corp..................................  1,553    102,607
    Stanley Black & Decker, Inc.................................  7,968  1,168,109
    Steelcase, Inc., Class A.................................... 16,047    277,453
#*  Stericycle, Inc.............................................  8,516    497,249
*   Sterling Construction Co., Inc..............................  2,955     40,070
    Sun Hydraulics Corp.........................................  4,776    249,976
#*  Sunrun, Inc................................................. 15,108    229,793
    Systemax, Inc...............................................  5,216    118,455
*   Team, Inc...................................................  2,690     45,461
*   Teledyne Technologies, Inc..................................  3,319    824,805
    Tennant Co..................................................  3,041    201,862
    Terex Corp..................................................  9,836    327,834
    Tetra Tech, Inc.............................................  7,608    492,390
*   Textainer Group Holdings, Ltd...............................  9,854     94,500
*   Thermon Group Holdings, Inc.................................  3,864     99,653

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------ ------------
INDUSTRIALS -- (Continued)
    Timken Co. (The)............................................  9,088 $    435,770
    Titan International, Inc....................................  8,488       58,822
*   Titan Machinery, Inc........................................  4,124       70,933
    Toro Co. (The).............................................. 10,992      804,065
*   TPI Composites, Inc.........................................  3,818      118,167
*   TransDigm Group, Inc........................................  1,446      697,724
    TransUnion..................................................  8,503      592,234
#*  Trex Co., Inc...............................................  5,729      396,848
*   TriMas Corp.................................................  7,022      217,190
*   TriNet Group, Inc........................................... 11,018      686,862
#   Trinity Industries, Inc..................................... 23,072      497,432
    Triton International, Ltd................................... 12,587      414,742
#   Triumph Group, Inc..........................................  8,322      197,481
*   TrueBlue, Inc...............................................  6,368      153,851
#*  Tutor Perini Corp...........................................  8,900      177,733
*   Twin Disc, Inc..............................................  1,100       20,834
*   Ultralife Corp..............................................    900       10,395
    UniFirst Corp...............................................  1,551      245,260
    Union Pacific Corp.......................................... 27,892    4,938,000
*   United Continental Holdings, Inc............................ 27,824    2,472,441
    United Parcel Service, Inc., Class B........................ 20,634    2,191,743
*   United Rentals, Inc.........................................  9,840    1,386,653
    United Technologies Corp.................................... 26,954    3,843,910
*   Univar, Inc................................................. 19,239      429,607
    Universal Forest Products, Inc.............................. 11,574      427,659
    Universal Logistics Holdings, Inc...........................  3,206       78,290
    US Ecology, Inc.............................................  4,032      245,992
*   USA Truck, Inc..............................................    905       12,887
    Valmont Industries, Inc.....................................  2,887      389,283
*   Vectrus, Inc................................................  1,615       65,488
    Verisk Analytics, Inc.......................................  9,442    1,332,644
*   Veritiv Corp................................................  2,207       61,553
    Viad Corp...................................................  3,384      207,473
*   Vicor Corp..................................................  2,134       80,046
*   Volt Information Sciences, Inc..............................    639        3,093
    VSE Corp....................................................  1,308       39,986
    Wabash National Corp........................................ 10,621      160,165
*   WABCO Holdings, Inc.........................................  8,028    1,063,228
#   Wabtec Corp.................................................  9,507      704,183
*   WageWorks, Inc..............................................  3,959      193,160
    Waste Management, Inc....................................... 15,535    1,667,527
    Watsco, Inc.................................................  2,538      402,197
    Watts Water Technologies, Inc., Class A.....................  3,668      313,944
#*  Welbilt, Inc................................................ 15,412      259,384
#   Werner Enterprises, Inc..................................... 11,037      369,739
*   Wesco Aircraft Holdings, Inc................................ 15,444      130,347
*   WESCO International, Inc....................................  7,079      405,202
#*  Willdan Group, Inc..........................................  1,339       52,931
*   Willis Lease Finance Corp...................................    856       42,560
#*  WillScot Corp............................................... 12,485      168,173
    Woodward, Inc...............................................  6,752      735,293
    WW Grainger, Inc............................................  4,089    1,153,098
#*  XPO Logistics, Inc..........................................  8,157      555,329
    Xylem, Inc.................................................. 12,782    1,066,019
#*  YRC Worldwide, Inc..........................................  2,988       20,348
                                                                        ------------
TOTAL INDUSTRIALS...............................................         172,685,282
                                                                        ------------
INFORMATION TECHNOLOGY -- (19.7%)
#*  3D Systems Corp............................................. 13,845      147,311

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Acacia Communications, Inc..................................   4,290 $   248,305
    Accenture P.L.C., Class A...................................  24,451   4,466,464
*   ACI Worldwide, Inc..........................................  16,717     593,788
*   Adobe, Inc..................................................   4,495   1,300,179
    ADTRAN, Inc.................................................   7,336     125,739
*   Advanced Energy Industries, Inc.............................   6,527     377,000
#*  Advanced Micro Devices, Inc.................................   9,466     261,546
*   Agilysys, Inc...............................................   2,641      50,522
*   Akamai Technologies, Inc....................................   7,021     562,101
#*  Alarm.com Holdings, Inc.....................................   4,305     305,138
    Alliance Data Systems Corp..................................   6,194     991,659
*   Alpha & Omega Semiconductor, Ltd............................   2,773      34,385
*   Altair Engineering, Inc., Class A...........................     766      30,211
#*  Alteryx, Inc., Class A......................................     585      51,854
#*  Ambarella, Inc..............................................   4,675     234,311
    Amdocs, Ltd.................................................  15,846     872,798
    American Software, Inc., Class A............................   2,466      31,935
*   Amkor Technology, Inc.......................................  42,762     387,424
    Amphenol Corp., Class A.....................................  12,151   1,209,754
*   Amtech Systems, Inc.........................................     531       3,515
    Analog Devices, Inc.........................................  12,118   1,408,596
*   Anixter International, Inc..................................   5,319     334,406
*   ANSYS, Inc..................................................   3,532     691,566
*   Appfolio, Inc., Class A.....................................   1,797     174,507
    Apple, Inc.................................................. 189,070  37,940,677
    Applied Materials, Inc......................................  36,747   1,619,440
#*  Applied Optoelectronics, Inc................................   1,137      14,235
*   Aquantia Corp...............................................   2,376      22,596
*   Arista Networks, Inc........................................     604     188,623
*   Arlo Technologies, Inc......................................   6,293      24,983
*   Arrow Electronics, Inc......................................  10,150     857,776
*   Aspen Technology, Inc.......................................   6,166     751,697
#*  Atlassian Corp. P.L.C., Class A.............................     969     106,735
*   Autodesk, Inc...............................................   2,501     445,703
    Automatic Data Processing, Inc..............................  12,942   2,127,535
*   Avaya Holdings Corp.........................................  16,002     305,318
*   Avid Technology, Inc........................................   4,744      36,054
    Avnet, Inc..................................................  11,416     554,932
    AVX Corp....................................................  26,735     436,048
*   Aware, Inc..................................................   2,169       7,179
*   Axcelis Technologies, Inc...................................   5,425     115,498
#*  AXT, Inc....................................................   5,700      32,490
    Badger Meter, Inc...........................................   4,929     273,461
    Bel Fuse, Inc., Class B.....................................   1,369      32,445
#   Belden, Inc.................................................   7,034     390,739
    Benchmark Electronics, Inc..................................   7,549     204,049
*   Black Knight, Inc...........................................  11,880     670,270
    Blackbaud, Inc..............................................   4,232     335,555
    Booz Allen Hamilton Holding Corp............................  15,345     909,805
*   Bottomline Technologies De, Inc.............................   2,535     128,195
    Broadcom, Inc...............................................  12,778   4,068,515
    Broadridge Financial Solutions, Inc.........................   7,308     863,294
#*  BroadVision, Inc............................................     200         242
    Brooks Automation, Inc......................................   8,503     318,948
*   BSQUARE Corp................................................   1,400       2,674
    Cabot Microelectronics Corp.................................   3,811     481,139
*   CACI International, Inc., Class A...........................   3,266     636,674
*   Cadence Design Systems, Inc.................................  12,785     887,023
#*  CalAmp Corp.................................................   2,256      32,960

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CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Calix, Inc..................................................   5,648 $   38,689
#*  Carbonite, Inc..............................................   3,977     97,556
*   Cardtronics P.L.C., Class A.................................   8,186    292,731
    Cass Information Systems, Inc...............................   1,795     88,547
*   CCUR Holdings, Inc..........................................   1,400      4,662
    CDK Global, Inc.............................................   8,207    495,046
    CDW Corp....................................................   9,329    985,142
*   CEVA, Inc...................................................   3,198     80,558
*   ChannelAdvisor Corp.........................................   1,349     15,851
*   Ciena Corp..................................................  13,957    535,391
*   Cirrus Logic, Inc...........................................   8,489    403,907
    Cisco Systems, Inc.......................................... 131,700  7,368,615
*   Cision, Ltd.................................................  19,371    233,614
    Citrix Systems, Inc.........................................   8,342    842,208
*   Clearfield, Inc.............................................     600      8,844
    Cognex Corp.................................................   5,413    272,978
    Cognizant Technology Solutions Corp., Class A...............  20,113  1,467,444
#*  Coherent, Inc...............................................   2,590    383,346
    Cohu, Inc...................................................   5,805     86,088
*   CommScope Holding Co., Inc..................................  20,226    501,200
    Communications Systems, Inc.................................     400      1,108
*   CommVault Systems, Inc......................................   1,529     80,425
*   Computer Task Group, Inc....................................   1,668      7,723
    Comtech Telecommunications Corp.............................   4,246     99,908
*   Conduent, Inc...............................................  25,856    331,732
*   Control4 Corp...............................................   2,838     49,410
*   CoreLogic, Inc..............................................  12,654    513,879
#*  Coupa Software, Inc.........................................     863     89,174
*   Cray, Inc...................................................   5,378    141,226
#*  Cree, Inc...................................................  13,221    873,776
    CSG Systems International, Inc..............................   5,276    235,573
    CTS Corp....................................................   5,074    151,966
*   CyberOptics Corp............................................   1,062     18,840
    Cypress Semiconductor Corp..................................  39,541    679,314
    Daktronics, Inc.............................................   6,045     45,821
*   Dell Technologies, Class C..................................   4,610    310,760
#*  Diebold Nixdorf, Inc........................................   7,621     76,896
*   Digi International, Inc.....................................   3,785     48,713
*   Diodes, Inc.................................................   6,659    242,521
    Dolby Laboratories, Inc., Class A...........................   5,762    372,744
#*  Dropbox, Inc., Class A......................................   2,397     58,439
*   DSP Group, Inc..............................................   4,082     58,332
    DXC Technology Co...........................................  25,421  1,671,177
#*  Eastman Kodak Co............................................   2,896      7,124
#   Ebix, Inc...................................................   4,651    234,782
*   EchoStar Corp., Class A.....................................   8,692    346,376
*   Electronics for Imaging, Inc................................   7,649    284,466
*   EMCORE Corp.................................................   2,998     11,752
*   Endurance International Group Holdings, Inc.................  19,562    108,178
#   Entegris, Inc...............................................  21,829    891,933
#*  Envestnet, Inc..............................................   2,507    177,972
*   EPAM Systems, Inc...........................................   2,074    371,993
*   ePlus, Inc..................................................   2,309    217,716
#*  Euronet Worldwide, Inc......................................   4,793    718,423
    EVERTEC, Inc................................................  12,591    394,224
*   ExlService Holdings, Inc....................................   4,954    294,268
*   F5 Networks, Inc............................................   3,442    540,050
*   Fabrinet....................................................   4,857    293,946
*   Fair Isaac Corp.............................................   3,113    870,862

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   FARO Technologies, Inc......................................   2,355 $   132,469
    Fidelity National Information Services, Inc.................  10,973   1,272,100
*   Finisar Corp................................................  22,305     537,774
*   First Data Corp., Class A...................................  46,214   1,195,094
#*  First Solar, Inc............................................  11,159     686,613
#*  Fiserv, Inc.................................................  11,370     991,919
#*  Fitbit, Inc., Class A.......................................  26,095     137,782
*   FleetCor Technologies, Inc..................................   6,169   1,609,801
*   Flex, Ltd...................................................  65,335     721,298
    FLIR Systems, Inc...........................................  14,873     787,377
*   FormFactor, Inc.............................................  10,578     200,453
*   Fortinet, Inc...............................................   5,439     508,111
*   Frequency Electronics, Inc..................................     400       4,820
*   Gartner, Inc................................................   3,950     627,931
    Genpact, Ltd................................................  25,828     937,556
    Global Payments, Inc........................................   6,648     971,073
*   Globant SA..................................................   3,400     285,566
*   GoDaddy, Inc., Class A......................................   5,914     481,991
*   GSI Technology, Inc.........................................   1,378      11,203
#*  GTT Communications, Inc.....................................   7,469     313,325
*   Guidewire Software, Inc.....................................   4,687     499,165
    Hackett Group, Inc. (The)...................................   7,650     117,427
*   Harmonic, Inc...............................................  12,292      69,573
    Hewlett Packard Enterprise Co............................... 104,790   1,656,730
    HP, Inc.....................................................  20,182     402,631
#*  HubSpot, Inc................................................     762     140,581
#*  Ichor Holdings, Ltd.........................................   4,545     114,443
#*  ID Systems, Inc.............................................     100         561
#*  II-VI, Inc..................................................   8,512     339,118
*   Immersion Corp..............................................   4,084      38,594
#*  Infinera Corp...............................................  27,543     119,537
#*  Inphi Corp..................................................   1,905      86,982
*   Insight Enterprises, Inc....................................   5,305     300,157
    Intel Corp.................................................. 254,664  12,998,051
    InterDigital, Inc...........................................   4,536     296,609
#*  Internap Corp...............................................   2,275       8,964
    International Business Machines Corp........................  38,332   5,376,830
    Intuit, Inc.................................................   6,884   1,728,297
*   IPG Photonics Corp..........................................   3,408     595,480
*   Itron, Inc..................................................   5,664     303,930
    j2 Global, Inc..............................................   7,345     643,569
    Jabil, Inc..................................................  24,596     743,045
    Jack Henry & Associates, Inc................................   3,250     484,445
    Juniper Networks, Inc.......................................  16,523     458,844
    KBR, Inc....................................................  22,339     496,373
    KEMET Corp..................................................   9,197     164,350
*   Key Tronic Corp.............................................     700       3,885
*   Keysight Technologies, Inc..................................   8,105     705,378
*   Kimball Electronics, Inc....................................   4,412      66,754
    KLA-Tencor Corp.............................................  11,764   1,499,675
*   Knowles Corp................................................  16,465     310,859
#*  Kopin Corp..................................................   8,422      10,528
    Kulicke & Soffa Industries, Inc.............................  10,024     233,258
*   KVH Industries, Inc.........................................   2,284      22,383
    Lam Research Corp...........................................  10,442   2,165,984
*   Lattice Semiconductor Corp..................................  13,214     171,121
    Leidos Holdings, Inc........................................  10,089     741,340
*   Limelight Networks, Inc.....................................  10,418      30,941
#   Littelfuse, Inc.............................................   2,767     556,305

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   LiveRamp Holdings, Inc......................................   9,016 $   525,903
    LogMeIn, Inc................................................   7,911     651,866
#*  Lumentum Holdings, Inc......................................   7,258     449,778
*   Luxoft Holding, Inc.........................................   3,232     188,813
#*  MACOM Technology Solutions Holdings, Inc....................   9,413     130,747
#*  MagnaChip Semiconductor Corp................................   3,475      30,754
*   Manhattan Associates, Inc...................................   7,823     527,661
    Marvell Technology Group, Ltd...............................  31,228     781,325
    Mastercard, Inc., Class A...................................  27,434   6,974,820
    Maxim Integrated Products, Inc..............................  15,883     952,980
    MAXIMUS, Inc................................................   8,637     636,115
#*  MaxLinear, Inc..............................................   7,572     203,763
#*  Maxwell Technologies, Inc...................................   1,381       6,063
    Methode Electronics, Inc....................................   6,969     205,655
#   Microchip Technology, Inc...................................  15,246   1,522,923
*   Micron Technology, Inc......................................  64,086   2,695,457
    Microsoft Corp.............................................. 248,829  32,497,067
*   MicroStrategy, Inc., Class A................................   1,129     169,011
*   Mimecast, Ltd...............................................   1,199      61,760
    MKS Instruments, Inc........................................   8,036     731,356
#*  MongoDB, Inc................................................     399      56,227
    Monolithic Power Systems, Inc...............................   2,213     344,586
    Monotype Imaging Holdings, Inc..............................   4,924      84,890
    Motorola Solutions, Inc.....................................   4,388     635,865
    MTS Systems Corp............................................   2,499     137,395
*   Nanometrics, Inc............................................   3,351      99,826
*   Napco Security Technologies, Inc............................     990      24,532
    National Instruments Corp...................................  10,494     494,267
#*  NCR Corp....................................................  18,405     532,825
*   NeoPhotonics Corp...........................................   3,479      23,762
    NetApp, Inc.................................................  15,602   1,136,606
*   NETGEAR, Inc................................................   5,417     168,090
*   Netscout Systems, Inc.......................................  13,803     405,808
#*  New Relic, Inc..............................................     959     100,925
    NIC, Inc....................................................   9,323     160,915
*   Novanta, Inc................................................   5,733     498,886
*   Nuance Communications, Inc..................................  25,908     436,032
#*  Nutanix, Inc., Class A......................................     974      42,067
    NVE Corp....................................................     473      45,318
    NVIDIA Corp.................................................  10,651   1,927,831
#*  Okta, Inc...................................................   1,408     146,474
*   ON Semiconductor Corp.......................................  29,280     675,197
*   OneSpan, Inc................................................   4,122      76,422
    Oracle Corp.................................................  94,457   5,226,306
#*  OSI Systems, Inc............................................   2,831     255,158
*   Palo Alto Networks, Inc.....................................     658     163,730
#*  PAR Technology Corp.........................................     700      16,597
    Park Electrochemical Corp...................................   2,637      43,379
    Paychex, Inc................................................  11,692     985,753
#*  Paycom Software, Inc........................................   3,694     748,146
*   Paylocity Holding Corp......................................   1,671     161,335
*   PayPal Holdings, Inc........................................  10,382   1,170,778
    PC Connection, Inc..........................................   4,626     171,902
*   PCM, Inc....................................................   1,200      33,108
    PC-Tel, Inc.................................................     700       3,311
#*  PDF Solutions, Inc..........................................   3,755      48,740
    Pegasystems, Inc............................................   1,997     149,795
*   Perceptron, Inc.............................................     800       5,824
*   Perficient, Inc.............................................   5,213     153,471

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INFORMATION TECHNOLOGY -- (Continued)
    Perspecta, Inc.............................................. 27,597 $  636,939
*   PFSweb, Inc.................................................  1,937      8,949
*   Photronics, Inc.............................................  9,051     84,536
#*  Pivotal Software, Inc., Class A.............................  5,539    120,196
    Plantronics, Inc............................................  5,655    291,119
*   Plexus Corp.................................................  4,564    274,662
    Power Integrations, Inc.....................................  2,233    176,452
    Presidio, Inc...............................................  9,884    148,458
*   PRGX Global, Inc............................................  2,000     16,040
    Progress Software Corp......................................  5,856    267,092
*   Proofpoint, Inc.............................................    880    110,370
*   PTC, Inc....................................................    633     57,268
#*  Pure Storage, Inc., Class A.................................  6,614    151,196
    QAD, Inc., Class A..........................................  1,197     56,103
    QAD, Inc., Class B..........................................    160      5,304
*   Qorvo, Inc..................................................  5,818    439,899
    QUALCOMM, Inc............................................... 34,768  2,994,568
*   Qualys, Inc.................................................  3,354    302,732
*   Quantenna Communications, Inc...............................  3,874     94,332
*   Rambus, Inc................................................. 17,769    203,633
*   RealNetworks, Inc...........................................  4,961     12,899
#*  RealPage, Inc...............................................  4,304    280,664
*   Red Hat, Inc................................................  4,806    877,239
*   Ribbon Communications, Inc.................................. 13,426     71,963
    Richardson Electronics, Ltd.................................    900      5,265
*   RingCentral, Inc., Class A..................................    851     99,031
*   Rogers Corp.................................................  1,882    315,273
*   Rudolph Technologies, Inc...................................  5,748    139,044
    Sabre Corp.................................................. 34,255    711,134
*   salesforce.com, Inc.........................................  5,143    850,395
*   Sanmina Corp................................................ 10,807    366,573
    Sapiens International Corp. NV..............................  5,133     78,894
*   ScanSource, Inc.............................................  4,044    152,257
    Science Applications International Corp.....................  6,654    498,717
    Seagate Technology P.L.C.................................... 21,865  1,056,517
*   Semtech Corp................................................  6,025    324,567
*   ServiceNow, Inc.............................................    712    193,315
*   ServiceSource International, Inc............................  4,300      4,558
*   Silicon Laboratories, Inc...................................  3,027    325,887
    Skyworks Solutions, Inc..................................... 12,295  1,084,173
#*  SMART Global Holdings, Inc..................................  3,473     75,503
#*  SMTC Corp...................................................  1,466      4,970
#*  SolarEdge Technologies, Inc.................................  8,198    363,171
*   Splunk, Inc.................................................  1,083    149,497
*   SPS Commerce, Inc...........................................  1,207    125,214
*   Square, Inc., Class A.......................................  1,700    123,794
    SS&C Technologies Holdings, Inc............................. 11,971    809,958
*   StarTek, Inc................................................  2,316     15,980
*   Stratasys, Ltd..............................................  9,417    218,945
*   Super Micro Computer, Inc...................................  7,085    158,846
*   Sykes Enterprises, Inc......................................  8,051    223,415
    Symantec Corp............................................... 12,414    300,543
#*  Synaptics, Inc..............................................  5,180    195,131
#*  Synchronoss Technologies, Inc...............................  4,424     23,801
    SYNNEX Corp.................................................  6,842    738,115
*   Synopsys, Inc...............................................  5,499    665,819
*   Tableau Software, Inc., Class A.............................  1,397    170,169
    TE Connectivity, Ltd........................................ 16,274  1,556,608
*   Tech Data Corp..............................................  6,512    694,244

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------ ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Telaria, Inc................................................  5,147 $     37,110
#*  Telenav, Inc................................................  4,400       27,412
*   Teradata Corp............................................... 10,594      481,709
    Teradyne, Inc............................................... 23,814    1,166,886
    TESSCO Technologies, Inc....................................    672       12,459
    Texas Instruments, Inc...................................... 36,671    4,320,944
    TiVo Corp................................................... 14,680      137,552
    Total System Services, Inc.................................. 10,273    1,050,312
#*  Trade Desk, Inc. (The), Class A.............................  2,206      488,585
    TransAct Technologies, Inc..................................    400        3,768
    Travelport Worldwide, Ltd................................... 17,639      276,580
*   Trimble, Inc................................................ 12,763      520,986
    TTEC Holdings, Inc..........................................  7,261      264,736
#*  TTM Technologies, Inc....................................... 19,870      263,079
#*  Twilio, Inc., Class A.......................................  2,063      282,920
*   Tyler Technologies, Inc.....................................  1,387      321,659
    Ubiquiti Networks, Inc......................................  6,407    1,092,073
*   Ultimate Software Group, Inc. (The).........................    306      101,179
#*  Ultra Clean Holdings, Inc...................................  5,638       67,487
*   Unisys Corp.................................................  6,481       72,652
#   Universal Display Corp......................................  3,472      554,131
*   Upland Software, Inc........................................    318       14,784
*   Veeco Instruments, Inc......................................  7,204       87,745
*   Verint Systems, Inc.........................................  6,720      405,821
*   VeriSign, Inc...............................................  3,455      682,190
    Versum Materials, Inc....................................... 15,323      799,554
#*  ViaSat, Inc.................................................  5,754      522,578
*   Viavi Solutions, Inc........................................ 18,540      246,582
*   Virtusa Corp................................................  3,383      187,926
#   Visa, Inc., Class A......................................... 51,666    8,495,440
    Vishay Intertechnology, Inc................................. 22,767      451,014
*   Vishay Precision Group, Inc.................................    793       30,031
    VMware, Inc., Class A.......................................    640      130,643
    Wayside Technology Group, Inc...............................    200        2,368
    Western Digital Corp........................................ 17,000      869,040
#   Western Union Co. (The)..................................... 28,699      557,909
*   WEX, Inc....................................................  4,711      990,723
*   Workday, Inc., Class A......................................    696      143,118
*   Worldpay, Inc., Class A.....................................  6,896      808,280
    Xilinx, Inc................................................. 14,245    1,711,394
    Xperi Corp..................................................  6,862      170,521
*   Zebra Technologies Corp., Class A...........................  4,608      972,933
*   Zendesk, Inc................................................    863       75,754
*   Zix Corp....................................................  5,219       42,535
                                                                        ------------
TOTAL INFORMATION TECHNOLOGY....................................         261,942,347
                                                                        ------------
MATERIALS -- (4.5%)
*   AdvanSix, Inc...............................................  5,953      179,959
#*  AgroFresh Solutions, Inc....................................  3,300       10,527
    Air Products & Chemicals, Inc...............................  3,758      773,359
#*  AK Steel Holding Corp....................................... 49,152      118,948
#   Albemarle Corp.............................................. 12,823      962,494
*   Alcoa Corp.................................................. 22,972      612,893
#*  Allegheny Technologies, Inc................................. 20,116      501,291
    American Vanguard Corp......................................  4,707       74,088
*   Ampco-Pittsburgh Corp.......................................  1,853        5,967
    AptarGroup, Inc.............................................  8,578      954,217
    Ashland Global Holdings, Inc................................  6,710      540,356
    Avery Dennison Corp.........................................  8,618      953,582

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CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
MATERIALS -- (Continued)
*   Axalta Coating Systems, Ltd.................................  37,131 $1,001,794
    Balchem Corp................................................   3,382    343,307
    Ball Corp...................................................  23,749  1,423,515
    Bemis Co., Inc..............................................  14,525    834,025
*   Berry Global Group, Inc.....................................  19,807  1,164,652
    Boise Cascade Co............................................   6,896    190,950
    Cabot Corp..................................................   7,933    360,000
    Carpenter Technology Corp...................................   7,820    388,419
    Celanese Corp...............................................  12,787  1,379,589
*   Century Aluminum Co.........................................  13,837    116,369
    CF Industries Holdings, Inc.................................  11,708    524,284
    Chase Corp..................................................   1,440    134,885
    Chemours Co. (The)..........................................  19,641    707,272
*   Clearwater Paper Corp.......................................   3,333     67,227
#   Cleveland-Cliffs, Inc.......................................  41,133    410,919
*   Coeur Mining, Inc...........................................  38,110    137,577
    Commercial Metals Co........................................  18,623    321,992
#   Compass Minerals International, Inc.........................   5,350    307,037
    Core Molding Technologies, Inc..............................   1,483     12,042
*   Crown Holdings, Inc.........................................  16,318    948,565
    Domtar Corp.................................................   9,965    487,288
*   Dow, Inc....................................................  25,569  1,450,529
    DowDuPont, Inc..............................................  62,083  2,387,091
    Eagle Materials, Inc........................................   5,490    499,096
    Eastman Chemical Co.........................................   9,863    777,993
    Ecolab, Inc.................................................   4,440    817,315
    Element Solutions, Inc......................................  41,494    450,625
*   Ferro Corp..................................................  15,399    275,180
    Ferroglobe P.L.C............................................  28,473     61,217
*   Flotek Industries, Inc......................................   9,677     34,547
    FMC Corp....................................................   9,353    739,448
    Freeport-McMoRan, Inc....................................... 102,983  1,267,721
    Friedman Industries, Inc....................................     400      2,940
    FutureFuel Corp.............................................   5,733     84,218
*   GCP Applied Technologies, Inc...............................  11,750    338,283
    Gold Resource Corp..........................................   7,506     27,472
#   Graphic Packaging Holding Co................................  49,045    680,745
    Greif, Inc., Class A........................................   5,069    200,327
    Greif, Inc., Class B........................................   1,804     87,765
    Hawkins, Inc................................................   1,749     64,556
    Haynes International, Inc...................................   2,316     74,830
    HB Fuller Co................................................   7,056    345,532
    Hecla Mining Co.............................................  75,093    157,695
    Huntsman Corp...............................................  38,643    859,420
*   Ingevity Corp...............................................   4,396    505,584
    Innophos Holdings, Inc......................................   2,975     95,765
    Innospec, Inc...............................................   3,417    289,830
#   International Flavors & Fragrances, Inc.....................   5,052    696,115
    International Paper Co......................................  42,272  1,978,752
*   Intrepid Potash, Inc........................................  24,709     91,917
    Kaiser Aluminum Corp........................................   1,125    110,700
*   Koppers Holdings, Inc.......................................   2,199     58,801
*   Kraton Corp.................................................   5,299    173,913
#   Kronos Worldwide, Inc.......................................  11,641    158,318
    Linde P.L.C.................................................   8,966  1,616,211
#*  Livent Corp.................................................   9,872    106,420
    Louisiana-Pacific Corp......................................  24,795    621,115
#*  LSB Industries, Inc.........................................   2,432     14,227
    LyondellBasell Industries NV, Class A.......................  17,399  1,535,114

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CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ -----------
MATERIALS -- (Continued)
#   Martin Marietta Materials, Inc..............................  3,289 $   729,829
    Materion Corp...............................................  3,299     191,441
    Mercer International, Inc...................................  9,632     136,389
    Mosaic Co. (The)............................................ 21,325     556,796
    Myers Industries, Inc.......................................  2,822      50,486
    Neenah, Inc.................................................  3,401     230,758
#   Newmont Goldcorp Corp....................................... 28,868     896,640
    Nucor Corp.................................................. 24,867   1,419,160
    Olympic Steel, Inc..........................................  1,248      20,243
*   OMNOVA Solutions, Inc.......................................  6,502      48,115
    Owens-Illinois, Inc......................................... 24,514     484,397
    Packaging Corp. of America.................................. 10,348   1,026,108
    PH Glatfelter Co............................................  8,364     131,984
    PolyOne Corp................................................ 13,939     385,274
    PPG Industries, Inc......................................... 23,611   2,774,292
*   PQ Group Holdings, Inc......................................    800      12,648
    Quaker Chemical Corp........................................  1,334     298,576
#   Rayonier Advanced Materials, Inc............................  9,093     134,940
    Reliance Steel & Aluminum Co................................  7,877     724,369
    Resolute Forest Products, Inc............................... 12,875     101,841
#   Royal Gold, Inc.............................................  5,963     519,139
    RPM International, Inc...................................... 18,354   1,113,170
*   Ryerson Holding Corp........................................  2,729      23,606
    Schnitzer Steel Industries, Inc., Class A...................  3,400      80,648
#   Scotts Miracle-Gro Co. (The)................................  7,553     642,156
#   Sealed Air Corp............................................. 10,249     477,808
#   Sensient Technologies Corp..................................  7,028     492,803
    Sherwin-Williams Co. (The)..................................  1,537     699,074
    Silgan Holdings, Inc........................................ 18,127     542,722
    Sonoco Products Co.......................................... 15,018     947,035
    Southern Copper Corp........................................  2,905     111,610
    Steel Dynamics, Inc......................................... 40,009   1,267,485
    Stepan Co...................................................  3,841     355,446
#*  Summit Materials, Inc., Class A............................. 19,243     337,137
*   SunCoke Energy, Inc......................................... 13,379     115,193
    Synalloy Corp...............................................    498       8,790
#   Tecnoglass, Inc.............................................  6,128      43,999
#*  TimkenSteel Corp............................................  6,176      62,625
*   Trecora Resources...........................................  2,437      22,786
    Tredegar Corp...............................................  4,800      86,496
    Trinseo SA..................................................  7,449     334,833
*   Tronox Holdings P.L.C., Class A............................. 12,211     172,664
*   UFP Technologies, Inc.......................................  1,356      49,358
    United States Lime & Minerals, Inc..........................    600      48,552
#   United States Steel Corp.................................... 29,019     452,696
*   Universal Stainless & Alloy Products, Inc...................    900      12,951
#*  US Concrete, Inc............................................  2,301     108,446
#   Valvoline, Inc.............................................. 18,327     339,050
*   Venator Materials P.L.C.....................................  9,707      58,824
*   Verso Corp., Class A........................................  6,331     141,308
    Vulcan Materials Co.........................................  6,953     876,843
    Warrior Met Coal, Inc.......................................  9,650     299,150
    Westlake Chemical Corp......................................  5,247     365,978
    WestRock Co................................................. 16,679     640,140
    Worthington Industries, Inc.................................  8,715     349,733
#   WR Grace & Co...............................................  7,589     573,577
                                                                        -----------
TOTAL MATERIALS.................................................         59,814,833
                                                                        -----------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc....................................  8,628 $  203,793
#*  Altisource Portfolio Solutions SA...........................  1,456     34,464
*   CBRE Group, Inc., Class A................................... 23,898  1,244,369
    Consolidated-Tomoka Land Co.................................    400     24,800
#*  Five Point Holdings LLC, Class A............................  3,432     29,206
*   Forestar Group, Inc.........................................    569     10,965
*   FRP Holdings, Inc...........................................  1,450     73,500
    Griffin Industrial Realty, Inc..............................    375     13,691
    HFF, Inc., Class A..........................................  8,045    382,862
*   Howard Hughes Corp. (The)...................................  4,563    506,493
    Jones Lang LaSalle, Inc.....................................  5,309    820,612
#   Kennedy-Wilson Holdings, Inc................................ 17,337    373,439
*   Marcus & Millichap, Inc.....................................  7,113    306,570
    Newmark Group, Inc., Class A................................ 22,861    194,776
*   Rafael Holdings, Inc., Class B..............................  1,879     30,440
    RE/MAX Holdings, Inc., Class A..............................  3,265    141,472
#   Realogy Holdings Corp....................................... 21,100    274,722
    RMR Group, Inc. (The), Class A..............................  2,582    149,343
#*  St Joe Co. (The)............................................  9,888    168,492
*   Stratus Properties, Inc.....................................    889     23,807
#*  Tejon Ranch Co..............................................  3,235     55,804
                                                                        ----------
TOTAL REAL ESTATE...............................................         5,063,620
                                                                        ----------
UTILITIES -- (2.1%)
    AES Corp.................................................... 25,282    432,828
    ALLETE, Inc.................................................  5,027    409,449
    Alliant Energy Corp.........................................  7,185    339,348
    Ameren Corp.................................................  6,748    491,052
    American Electric Power Co., Inc............................  6,865    587,301
    American States Water Co....................................  4,861    345,957
    American Water Works Co., Inc...............................  5,223    565,076
#   Aqua America, Inc........................................... 12,776    499,031
*   AquaVenture Holdings, Ltd...................................  3,728     72,510
    Artesian Resources Corp., Class A...........................    900     32,652
#*  Atlantic Power Corp......................................... 16,242     37,519
    Atlantica Yield P.L.C....................................... 10,848    222,276
    Atmos Energy Corp...........................................  3,101    317,356
#   Avangrid, Inc...............................................  2,894    148,202
    Avista Corp.................................................  6,403    276,225
    Black Hills Corp............................................  4,560    331,786
#   California Water Service Group..............................  5,792    291,859
    CenterPoint Energy, Inc..................................... 13,373    414,563
    Chesapeake Utilities Corp...................................  1,966    182,130
#   Clearway Energy, Inc., Class A..............................  4,404     67,689
#   Clearway Energy, Inc., Class C..............................  7,141    113,328
    CMS Energy Corp.............................................  7,872    437,290
#   Connecticut Water Service, Inc..............................  1,346     92,295
    Consolidated Edison, Inc....................................  8,393    723,141
    Consolidated Water Co., Ltd.................................    959     12,141
    Dominion Energy, Inc........................................ 10,615    826,590
    DTE Energy Co...............................................  4,878    613,213
    Duke Energy Corp............................................  9,590    873,841
    Edison International........................................  8,988    573,165
    El Paso Electric Co.........................................  4,149    253,545
    Entergy Corp................................................  5,126    496,709
    Evergy, Inc.................................................  9,451    546,457
    Eversource Energy...........................................  8,746    626,738
    Exelon Corp................................................. 13,590    692,411
    FirstEnergy Corp............................................ 14,192    596,490

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                    SHARES       VALUE+
                                                                   --------- --------------
UTILITIES -- (Continued)
      Genie Energy, Ltd., Class B.................................     1,601 $       13,913
      Hawaiian Electric Industries, Inc...........................    10,463        434,005
      IDACORP, Inc................................................     3,564        352,907
      MDU Resources Group, Inc....................................    21,189        554,092
      MGE Energy, Inc.............................................     3,981        269,872
      Middlesex Water Co..........................................     2,438        141,380
      National Fuel Gas Co........................................     5,754        340,694
      New Jersey Resources Corp...................................     9,580        479,766
      NextEra Energy, Inc.........................................     6,463      1,256,666
      NiSource, Inc...............................................     9,717        269,938
      Northwest Natural Holding Co................................     3,465        231,774
      NorthWestern Corp...........................................     4,909        342,894
      NRG Energy, Inc.............................................    10,648        438,378
      OGE Energy Corp.............................................    13,172        557,702
      ONE Gas, Inc................................................     4,222        373,731
      Ormat Technologies, Inc.....................................     6,540        381,674
      Otter Tail Corp.............................................     5,140        263,682
      Pattern Energy Group, Inc., Class A.........................     9,652        223,154
*     PG&E Corp...................................................     8,497        191,352
      Pinnacle West Capital Corp..................................     4,285        408,232
      PNM Resources, Inc..........................................     7,757        360,235
      Portland General Electric Co................................     5,879        307,530
#     PPL Corp....................................................    18,647        581,973
      Public Service Enterprise Group, Inc........................     6,646        396,434
      RGC Resources, Inc..........................................       150          4,155
#     Sempra Energy...............................................     3,598        460,364
      SJW Group...................................................     3,477        215,783
#     South Jersey Industries, Inc................................    10,032        322,228
      Southern Co. (The)..........................................    13,331        709,476
      Southwest Gas Holdings, Inc.................................     4,563        379,596
      Spark Energy, Inc., Class A.................................     1,000          9,460
      Spire, Inc..................................................     5,762        485,103
      TerraForm Power, Inc., Class A..............................     1,317         17,859
      UGI Corp....................................................     7,431        405,064
      Unitil Corp.................................................     1,532         87,186
      Vistra Energy Corp..........................................    32,855        895,299
      WEC Energy Group, Inc.......................................     8,319        652,459
      Xcel Energy, Inc............................................    12,697        717,381
      York Water Co. (The)........................................     1,162         39,543
                                                                             --------------
TOTAL UTILITIES...................................................               28,115,097
                                                                             --------------
TOTAL COMMON STOCKS...............................................            1,241,568,864
                                                                             --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc............................................     1,025         26,455
                                                                             --------------
TOTAL INVESTMENT SECURITIES.......................................            1,241,595,319
                                                                             --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 2,775,242      2,775,242
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (6.5%)
@(S)  The DFA Short Term Investment Fund.......................... 7,405,712     85,691,493
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $961,072,686).............................................           $1,330,062,054
                                                                             ==============

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1         LEVEL 2   LEVEL 3     TOTAL
                                              --------------   ----------- ------- --------------
Common Stocks
   Communication Services.................... $  115,967,448            --   --    $  115,967,448
   Consumer Discretionary....................    159,487,714   $       535   --       159,488,249
   Consumer Staples..........................     59,099,551            --   --        59,099,551
   Energy....................................     78,581,110            --   --        78,581,110
   Financials................................    225,883,215           669   --       225,883,884
   Health Care...............................     74,927,443            --   --        74,927,443
   Industrials...............................    172,685,282            --   --       172,685,282
   Information Technology....................    261,942,347            --   --       261,942,347
   Materials.................................     59,814,833            --   --        59,814,833
   Real Estate...............................      5,063,620            --   --         5,063,620
   Utilities.................................     28,115,097            --   --        28,115,097
Preferred Stocks
   Communication Services....................         26,455            --   --            26,455
Temporary Cash Investments...................      2,775,242            --   --         2,775,242
Securities Lending Collateral................             --    85,691,493   --        85,691,493
                                              --------------   -----------   --    --------------
TOTAL........................................ $1,244,369,357   $85,692,697   --    $1,330,062,054
                                              ==============   ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMON STOCKS -- (95.1%)
COMMUNICATION SERVICES -- (9.4%)
    A.H. Belo Corp., Class A....................................     200 $       722
    Activision Blizzard, Inc....................................  31,972   1,541,370
*   Alphabet, Inc., Class A.....................................  13,077  15,678,800
*   Alphabet, Inc., Class C.....................................  13,662  16,237,014
#   Altice USA, Inc., Class A...................................  94,760   2,232,546
#   AMC Entertainment Holdings, Inc., Class A...................   7,693     116,626
#*  AMC Networks, Inc., Class A.................................   8,450     493,565
#*  ANGI Homeservices, Inc., Class A............................   9,304     161,704
    AT&T, Inc................................................... 131,933   4,084,646
    ATN International, Inc......................................   3,315     202,381
#*  AutoWeb, Inc................................................     864       2,938
*   Ballantyne Strong, Inc......................................   1,448       2,867
    Beasley Broadcast Group, Inc., Class A......................   1,101       4,041
*   Boingo Wireless, Inc........................................   8,699     197,815
    Cable One, Inc..............................................   1,065   1,129,464
*   Care.com, Inc...............................................   3,200      53,600
#*  Cargurus, Inc...............................................   3,500     142,590
#*  Cars.com, Inc...............................................  16,889     351,460
    CBS Corp., Class A..........................................     482      24,765
    CBS Corp., Class B..........................................  37,559   1,925,650
#*  Central European Media Enterprises, Ltd., Class A...........  13,095      51,856
    CenturyLink, Inc............................................  14,620     166,960
*   Charter Communications, Inc., Class A.......................  13,951   5,178,472
*   Cincinnati Bell, Inc........................................   6,277      55,865
#   Cinemark Holdings, Inc......................................  26,577   1,117,563
*   Clear Channel Outdoor Holdings, Inc., Class A...............   6,385      31,223
    Cogent Communications Holdings, Inc.........................   5,178     285,981
    Comcast Corp., Class A...................................... 365,646  15,916,570
#*  comScore, Inc...............................................   6,024      75,601
#   Consolidated Communications Holdings, Inc...................  14,002      72,250
#*  Daily Journal Corp..........................................     490     109,270
*   DHI Group, Inc..............................................   2,357       7,189
#*  Discovery, Inc., Class A....................................  23,887     738,108
*   Discovery, Inc., Class C....................................  55,486   1,595,777
*   DISH Network Corp., Class A.................................  37,148   1,304,638
*   Electronic Arts, Inc........................................  22,066   2,088,547
    Emerald Expositions Events, Inc.............................   2,613      36,713
#   Entercom Communications Corp., Class A......................  25,371     174,552
    Entravision Communications Corp., Class A...................  13,516      38,791
    EW Scripps Co. (The), Class A...............................  22,068     502,930
*   Facebook, Inc., Class A..................................... 136,405  26,380,727
*   Fox Corp., Class A..........................................  33,761   1,316,341
*   Fox Corp., Class B..........................................  14,944     575,344
#*  Frontier Communications Corp................................   5,677      16,179
#   Gannett Co., Inc............................................  19,028     177,531
*   GCI Liberty, Inc., Class A..................................   9,281     553,333
*   Gray Television, Inc........................................  31,074     728,064
*   Hemisphere Media Group, Inc.................................   1,000      14,610
*   IAC/InterActiveCorp.........................................   4,296     965,913
    IDT Corp., Class B..........................................   3,461      24,642
*   IMAX Corp...................................................   7,797     190,091
#*  Intelsat SA.................................................  24,213     490,071
    Interpublic Group of Cos., Inc. (The)....................... 119,181   2,741,163
#*  Iridium Communications, Inc.................................  18,004     494,390

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMUNICATION SERVICES -- (Continued)
    John Wiley & Sons, Inc., Class A............................  14,877 $   687,020
    John Wiley & Sons, Inc., Class B............................     200       9,208
*   Liberty Broadband Corp., Class A............................   3,089     303,927
*   Liberty Broadband Corp., Class C............................  16,216   1,600,681
*   Liberty Latin America, Ltd., Class A........................  12,581     263,320
*   Liberty Latin America, Ltd., Class C........................  22,922     477,694
*   Liberty Media Corp.-Liberty Braves, Class A.................     527      14,946
*   Liberty Media Corp.-Liberty Braves, Class C.................   1,908      53,710
#*  Liberty Media Corp.-Liberty Formula One, Class A............   5,918     223,464
*   Liberty Media Corp.-Liberty Formula One, Class C............  46,556   1,806,838
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............  12,015     479,879
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............  20,253     813,360
*   Liberty TripAdvisor Holdings, Inc., Class A.................  16,746     246,836
#   Lions Gate Entertainment Corp., Class A.....................  17,848     260,402
    Lions Gate Entertainment Corp., Class B.....................  19,968     271,565
*   Live Nation Entertainment, Inc..............................  22,405   1,463,943
*   Loral Space & Communications, Inc...........................     400      14,728
*   Madison Square Garden Co. (The), Class A....................   2,970     927,947
*   Marchex, Inc., Class B......................................   2,015       9,612
#   Match Group, Inc............................................   7,675     463,570
*   Meet Group, Inc. (The)......................................  25,182     140,012
#   Meredith Corp...............................................  10,660     628,940
#*  MSG Networks, Inc., Class A.................................  12,712     292,757
    National CineMedia, Inc.....................................  21,103     147,299
*   Netflix, Inc................................................  16,334   6,052,400
    New Media Investment Group, Inc.............................  11,046     118,082
#   New York Times Co. (The), Class A...........................  32,700   1,084,005
    News Corp., Class A.........................................  60,860     755,881
    News Corp., Class B.........................................  19,684     245,853
#   Nexstar Media Group, Inc., Class A..........................  16,250   1,902,063
#   Omnicom Group, Inc..........................................  34,929   2,795,368
#*  ORBCOMM, Inc................................................   7,866      56,950
*   pdvWireless, Inc............................................   1,027      40,875
#*  QuinStreet, Inc.............................................   6,800      97,036
*   Reading International, Inc., Class A........................   1,600      24,416
*   Rosetta Stone, Inc..........................................   3,020      76,164
    Saga Communications, Inc., Class A..........................     369      11,838
    Salem Media Group, Inc......................................   1,000       2,070
    Scholastic Corp.............................................   9,232     368,172
    Shenandoah Telecommunications Co............................  13,321     550,557
    Sinclair Broadcast Group, Inc., Class A.....................  25,691   1,176,391
#   Sirius XM Holdings, Inc..................................... 215,617   1,252,735
#*  Snap, Inc., Class A.........................................  16,407     182,774
    Spok Holdings, Inc..........................................   3,028      41,938
#*  Sprint Corp.................................................  80,731     450,479
*   Take-Two Interactive Software, Inc..........................   5,546     537,019
*   TechTarget, Inc.............................................   6,809     113,642
    TEGNA, Inc..................................................  75,013   1,194,207
    Telephone & Data Systems, Inc...............................  12,956     413,037
*   T-Mobile US, Inc............................................  22,482   1,640,961
    Townsquare Media, Inc., Class A.............................   1,134       6,407
#*  Travelzoo...................................................     800      14,056
    Tribune Media Co., Class A..................................   5,261     243,058
*   Tribune Publishing Co.......................................  12,777     137,481
*   TripAdvisor, Inc............................................  17,169     913,906
*   TrueCar Inc.................................................  15,836     101,984
*   Twitter, Inc................................................  78,877   3,147,981
*   United States Cellular Corp.................................   6,027     289,899
    Verizon Communications, Inc................................. 317,881  18,179,614

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
COMMUNICATION SERVICES -- (Continued)
    Viacom, Inc., Class A.......................................   2,977 $    103,153
    Viacom, Inc., Class B.......................................  89,237    2,579,842
*   Vonage Holdings Corp........................................  25,042      243,408
    Walt Disney Co. (The)....................................... 156,431   21,426,354
#   World Wrestling Entertainment, Inc., Class A................   5,014      420,424
#*  Yelp, Inc...................................................  17,922      717,955
*   Zayo Group Holdings, Inc....................................  34,820    1,089,518
*   Zedge, Inc., Class B........................................     894        1,864
*   Zillow Group, Inc., Class A.................................  13,869      460,590
#*  Zillow Group, Inc., Class C.................................  31,476    1,051,298
*   Zynga, Inc., Class A........................................ 196,626    1,112,903
                                                                         ------------
TOTAL COMMUNICATION SERVICES....................................          193,830,085
                                                                         ------------
CONSUMER DISCRETIONARY -- (13.5%)
*   1-800-Flowers.com, Inc., Class A............................   4,534       96,529
    Aaron's, Inc................................................  12,130      675,520
    Abercrombie & Fitch Co., Class A............................  14,943      446,646
    Acushnet Holdings Corp......................................  12,965      326,848
#   Adient P.L.C................................................   6,701      154,793
*   Adtalem Global Education, Inc...............................   2,243      110,625
    Advance Auto Parts, Inc.....................................   6,782    1,127,982
*   Amazon.com, Inc.............................................  38,076   73,354,176
*   American Axle & Manufacturing Holdings, Inc.................  10,524      155,229
    American Eagle Outfitters, Inc..............................  39,731      944,803
*   America's Car-Mart, Inc.....................................     715       70,821
    Aptiv P.L.C.................................................  24,263    2,079,339
    Aramark.....................................................  28,742      893,301
    Ark Restaurants Corp........................................     500        9,973
#*  Asbury Automotive Group, Inc................................   5,471      438,665
#*  Ascena Retail Group, Inc....................................  65,128       77,502
#*  At Home Group, Inc..........................................  10,212      239,880
#   Autoliv, Inc................................................  18,376    1,442,332
*   AutoNation, Inc.............................................  14,145      593,100
*   AutoZone, Inc...............................................   1,691    1,738,872
*   Barnes & Noble Education, Inc...............................   9,131       39,263
#   Barnes & Noble, Inc.........................................  12,778       64,273
    Bassett Furniture Industries, Inc...........................   1,000       17,760
*   Beazer Homes USA, Inc.......................................   6,286       83,541
#   Bed Bath & Beyond, Inc......................................  36,482      609,614
    Best Buy Co., Inc...........................................  30,973    2,304,701
#   Big 5 Sporting Goods Corp...................................   2,727        7,172
#   Big Lots, Inc...............................................   6,998      260,046
*   Biglari Holdings, Inc., Class A.............................      11        8,107
*   Biglari Holdings, Inc., Class B.............................     112       15,605
#   BJ's Restaurants, Inc.......................................   3,275      163,455
    Bloomin' Brands, Inc........................................  11,210      224,088
*   Booking Holdings, Inc.......................................   3,545    6,575,940
#*  Boot Barn Holdings, Inc.....................................   4,889      140,754
    BorgWarner, Inc.............................................  40,447    1,689,471
*   Bright Horizons Family Solutions, Inc.......................   5,795      742,629
#   Brinker International, Inc..................................   4,620      197,597
    Brunswick Corp..............................................  16,610      850,598
#   Buckle, Inc. (The)..........................................     733       13,546
*   Build-A-Bear Workshop, Inc..................................   1,300        7,280
#*  Burlington Stores, Inc......................................   6,286    1,061,768
    Caleres, Inc................................................   8,038      210,837
    Callaway Golf Co............................................  17,312      303,999
    Capri Holdings, Ltd.........................................  32,974    1,453,494
#*  CarMax, Inc.................................................  22,715    1,768,590

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Carrols Restaurant Group, Inc...............................   4,467 $   43,821
    Carter's, Inc...............................................   9,263    981,044
#*  Carvana Co..................................................   1,415    101,257
    Cato Corp. (The), Class A...................................   5,374     81,470
*   Cavco Industries, Inc.......................................   2,078    259,272
#*  Century Casinos, Inc........................................   1,500     13,650
#*  Century Communities, Inc....................................   7,845    199,498
#   Cheesecake Factory, Inc. (The)..............................   4,899    243,088
    Chico's FAS, Inc............................................  29,010    101,535
#   Children's Place, Inc. (The)................................   2,987    336,993
*   Chipotle Mexican Grill, Inc.................................   1,341    922,662
    Churchill Downs, Inc........................................   2,595    261,706
*   Chuy's Holdings, Inc........................................   1,407     27,985
    Citi Trends, Inc............................................   2,012     37,242
    Collectors Universe, Inc....................................     906     15,755
    Columbia Sportswear Co......................................  11,739  1,173,548
#*  Conn's, Inc.................................................   2,661     68,840
*   Cooper-Standard Holdings, Inc...............................   2,124    107,623
#   Cracker Barrel Old Country Store, Inc.......................   3,288    554,817
*   Crocs, Inc..................................................  10,712    298,329
    CSS Industries, Inc.........................................     242      1,696
    Culp, Inc...................................................     882     18,099
    Dana, Inc...................................................  20,677    403,202
#   Dave & Buster's Entertainment, Inc..........................   4,447    252,767
*   Deckers Outdoor Corp........................................   6,752  1,068,234
#*  Del Frisco's Restaurant Group, Inc..........................   1,909     12,790
*   Del Taco Restaurants, Inc...................................   3,674     36,924
    Delphi Technologies P.L.C...................................   7,009    155,109
*   Delta Apparel, Inc..........................................     231      5,560
*   Denny's Corp................................................   6,766    125,983
#   Designer Brands, Inc........................................  12,830    285,468
*   Destination XL Group, Inc...................................   3,519      7,425
#   Dick's Sporting Goods, Inc..................................  17,702    654,974
#   Dillard's, Inc., Class A....................................   3,924    268,598
#   Dine Brands Global, Inc.....................................   3,598    318,999
    Dollar General Corp.........................................  16,350  2,061,571
*   Dollar Tree, Inc............................................  36,821  4,097,441
#   Domino's Pizza, Inc.........................................   2,134    577,418
*   Dorman Products, Inc........................................   3,559    312,018
    DR Horton, Inc..............................................  69,209  3,066,651
#*  Drive Shack, Inc............................................   4,575     23,516
    Dunkin' Brands Group, Inc...................................  22,168  1,654,398
    eBay, Inc...................................................  62,357  2,416,334
*   El Pollo Loco Holdings, Inc.................................   8,900    113,742
#*  Eldorado Resorts, Inc.......................................   3,223    159,120
    Escalade, Inc...............................................   1,044     12,570
    Ethan Allen Interiors, Inc..................................   6,584    145,506
#*  Etsy, Inc...................................................   8,753    591,178
    Expedia Group, Inc..........................................  10,494  1,362,541
#*  Express, Inc................................................  14,324     52,712
*   Fiesta Restaurant Group, Inc................................   2,341     29,637
*   Five Below, Inc.............................................   6,401    937,042
    Flexsteel Industries, Inc...................................     561     12,151
#*  Floor & Decor Holdings, Inc., Class A.......................  14,508    696,674
    Foot Locker, Inc............................................  24,022  1,374,299
    Ford Motor Co............................................... 333,353  3,483,539
#*  Fossil Group, Inc...........................................  10,851    141,823
*   Fox Factory Holding Corp....................................   3,872    300,467
#*  Francesca's Holdings Corp...................................   5,663      3,917

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Fred's, Inc., Class A.......................................   4,728 $     6,903
*   frontdoor, Inc..............................................   6,887     242,698
#*  FTD Cos., Inc...............................................   3,046       2,186
#   GameStop Corp., Class A.....................................  18,630     161,150
#   Gap, Inc. (The).............................................  64,019   1,669,616
    Garmin, Ltd.................................................  20,454   1,753,726
#*  Garrett Motion, Inc.........................................   3,757      70,632
    General Motors Co...........................................  74,421   2,898,698
*   Genesco, Inc................................................   5,082     227,724
    Gentex Corp.................................................  32,950     758,839
*   Gentherm, Inc...............................................   4,370     185,113
    Genuine Parts Co............................................  14,717   1,509,081
*   G-III Apparel Group, Ltd....................................  12,016     518,490
    Graham Holdings Co., Class B................................     541     402,196
*   Grand Canyon Education, Inc.................................   1,839     213,122
*   Green Brick Partners, Inc...................................   1,323      11,828
    Group 1 Automotive, Inc.....................................   3,900     305,409
*   Groupon, Inc................................................ 154,901     545,252
#*  GrubHub, Inc................................................   5,467     365,141
#   Guess?, Inc.................................................  13,348     271,899
#   H&R Block, Inc..............................................   8,326     226,550
#*  Habit Restaurants, Inc. (The), Class A......................   3,908      41,659
#   Hanesbrands, Inc............................................  37,330     674,553
#   Harley-Davidson, Inc........................................  38,718   1,441,471
    Hasbro, Inc.................................................  10,598   1,079,512
    Haverty Furniture Cos., Inc.................................   2,689      64,052
*   Helen of Troy, Ltd..........................................   2,970     427,680
#*  Hibbett Sports, Inc.........................................   6,448     133,474
*   Hilton Grand Vacations, Inc.................................  11,006     352,632
    Home Depot, Inc. (The)......................................  81,161  16,532,496
    Hooker Furniture Corp.......................................   2,589      77,178
*   Horizon Global Corp.........................................   1,167       3,244
*   Houghton Mifflin Harcourt Co................................   9,200      65,596
    Hyatt Hotels Corp., Class A.................................   3,975     305,002
#*  Installed Building Products, Inc............................   9,746     468,100
#   International Game Technology P.L.C.........................  14,669     214,607
#*  iRobot Corp.................................................   5,251     543,689
*   J Alexander's Holdings, Inc.................................     942      10,353
#   J. Jill, Inc................................................   3,309      18,563
#   Jack in the Box, Inc........................................   2,744     211,562
#*  JC Penney Co., Inc..........................................  25,567      35,027
    Johnson Outdoors, Inc., Class A.............................     769      58,959
    KB Home.....................................................  20,227     524,082
#*  Kirkland's, Inc.............................................   1,705      10,025
    Kohl's Corp.................................................  29,164   2,073,560
    L Brands, Inc...............................................  40,644   1,042,112
*   Lakeland Industries, Inc....................................   1,175      14,911
#*  Lands' End, Inc.............................................   1,300      22,763
    Las Vegas Sands Corp........................................  15,911   1,066,833
    La-Z-Boy, Inc...............................................   9,289     304,679
#   LCI Industries..............................................   5,127     450,407
*   Leaf Group, Ltd.............................................   1,900      15,941
    Lear Corp...................................................  11,793   1,686,399
    Lennar Corp., Class A.......................................  42,098   2,190,359
    Lennar Corp., Class B.......................................   2,365      98,668
#*  LGI Homes, Inc..............................................   1,516     105,074
*   Liberty Expedia Holdings, Inc., Class A.....................   8,811     409,007
    Liberty Tax, Inc............................................   1,115      10,035
    Lifetime Brands, Inc........................................   1,200      11,352

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Lincoln Educational Services Corp...........................   4,082 $    12,409
*   Liquidity Services, Inc.....................................   2,301      15,624
#   Lithia Motors, Inc., Class A................................   4,989     566,351
*   LKQ Corp....................................................  33,763   1,016,266
    Lowe's Cos., Inc............................................  58,579   6,627,628
*   Lululemon Athletica, Inc....................................  16,984   2,995,128
#*  Lumber Liquidators Holdings, Inc............................   1,940      25,647
*   M/I Homes, Inc..............................................   4,720     132,962
    Macy's, Inc.................................................  57,899   1,362,942
*   Malibu Boats, Inc., Class A.................................   2,400      99,888
    Marine Products Corp........................................   1,421      21,557
*   MarineMax, Inc..............................................   7,469     129,139
*   MasterCraft Boat Holdings, Inc..............................   1,741      43,072
#*  Mattel, Inc.................................................  23,062     281,126
    McDonald's Corp.............................................  22,095   4,365,309
    MDC Holdings, Inc...........................................  20,433     624,432
>>  Media General, Inc. Contingent Value Rights.................   7,656         300
*   Meritage Homes Corp.........................................   7,013     358,715
    MGM Resorts International...................................   8,144     216,875
#*  Michaels Cos., Inc. (The)...................................  23,636     265,669
*   Modine Manufacturing Co.....................................   3,297      48,763
#   Monro, Inc..................................................   6,596     552,943
#*  Motorcar Parts of America, Inc..............................   1,259      26,011
    Movado Group, Inc...........................................   2,805      99,998
*   Murphy USA, Inc.............................................   6,296     538,119
    Nathan's Famous, Inc........................................     200      13,810
#*  National Vision Holdings, Inc...............................   9,555     257,985
*   Nautilus, Inc...............................................   3,718      19,891
#*  New Home Co., Inc. (The)....................................     994       4,582
#   Newell Brands, Inc..........................................  32,823     471,995
    NIKE, Inc., Class B......................................... 147,990  12,997,962
#   Nordstrom, Inc..............................................  35,622   1,461,214
*   NVR, Inc....................................................     591   1,863,116
    Office Depot, Inc........................................... 100,995     242,388
#*  Ollie's Bargain Outlet Holdings, Inc........................   8,588     821,356
*   O'Reilly Automotive, Inc....................................   5,769   2,183,970
#*  Overstock.com, Inc..........................................   3,993      52,628
#   Oxford Industries, Inc......................................   2,924     242,867
#   Papa John's International, Inc..............................   3,147     161,001
#*  Party City Holdco, Inc......................................   9,088      60,890
    Peak Resorts, Inc...........................................   1,900       8,341
#*  Penn National Gaming, Inc...................................   6,814     147,659
#   Penske Automotive Group, Inc................................  16,396     752,904
#   PetMed Express, Inc.........................................   3,207      70,073
#*  Pier 1 Imports, Inc.........................................   9,693       8,791
*   Planet Fitness, Inc., Class A...............................  14,806   1,120,814
    Polaris Industries, Inc.....................................  10,909   1,051,628
    Pool Corp...................................................   5,268     967,942
*   Potbelly Corp...............................................   1,810      16,109
    PulteGroup, Inc............................................. 103,794   3,265,359
    PVH Corp....................................................   7,901   1,019,150
*   Quotient Technology Inc.....................................  19,412     180,337
*   Qurate Retail, Inc..........................................  67,345   1,148,232
    Ralph Lauren Corp...........................................   5,911     777,769
    RCI Hospitality Holdings, Inc...............................     288       6,558
*   Red Lion Hotels Corp........................................   1,771      14,026
#*  Red Robin Gourmet Burgers, Inc..............................   1,171      37,507
*   Rent-A-Center, Inc..........................................   4,988     124,351
#*  RH..........................................................   3,165     337,737

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
    Ross Stores, Inc............................................ 27,678 $2,703,033
    RTW RetailWinds, Inc........................................  4,752     11,025
*   Rubicon Project, Inc. (The).................................  3,297     21,068
    Ruth's Hospitality Group, Inc...............................  4,263    110,753
#*  Sally Beauty Holdings, Inc.................................. 21,002    371,735
#*  Scientific Games Corp., Class A.............................  7,843    181,409
#*  Sequential Brands Group, Inc................................  2,082      1,935
    Service Corp. International................................. 12,313    512,344
*   ServiceMaster Global Holdings, Inc.......................... 20,621  1,011,048
#*  Shake Shack, Inc., Class A..................................  3,039    186,291
*   Shiloh Industries, Inc......................................  1,200      6,864
#   Shoe Carnival, Inc..........................................  2,176     77,596
*   Shutterfly, Inc.............................................  3,565    156,254
    Shutterstock, Inc...........................................  6,118    247,473
    Signet Jewelers, Ltd........................................  9,071    210,266
    Six Flags Entertainment Corp................................  8,530    452,858
*   Skechers U.S.A., Inc., Class A.............................. 24,899    788,302
    Skyline Champion Corp.......................................  2,637     55,667
#*  Sleep Number Corp...........................................  5,045    175,566
    Sonic Automotive, Inc., Class A.............................  1,600     32,368
#*  Sotheby's...................................................  6,856    289,186
    Speedway Motorsports, Inc...................................  2,775     50,921
#*  Stamps.com, Inc.............................................  2,854    244,873
    Standard Motor Products, Inc................................  1,900     94,943
    Starbucks Corp.............................................. 53,979  4,193,089
#*  Stein Mart, Inc.............................................  5,735      5,295
    Steven Madden, Ltd.......................................... 13,290    483,092
*   Stoneridge, Inc.............................................  2,300     72,289
    Strategic Education, Inc....................................    900    129,015
    Superior Group of Cos, Inc..................................    923     15,451
    Superior Industries International, Inc......................  3,000     14,850
#   Tailored Brands, Inc........................................  4,047     32,983
*   Tandy Leather Factory, Inc..................................  1,562      9,247
    Tapestry, Inc............................................... 49,920  1,610,918
    Target Corp................................................. 26,818  2,076,250
*   Taylor Morrison Home Corp., Class A......................... 38,053    736,706
#*  Tempur Sealy International, Inc.............................  9,002    552,723
    Tenneco, Inc., Class A......................................  4,755    104,230
#*  Tesla, Inc..................................................  2,361    563,547
    Texas Roadhouse, Inc........................................  7,283    393,355
    Thor Industries, Inc........................................  6,707    441,790
#   Tiffany & Co................................................ 15,121  1,630,346
    Tile Shop Holdings, Inc.....................................  5,547     26,958
    Tilly's, Inc., Class A......................................    804      9,455
    TJX Cos., Inc. (The)........................................ 89,942  4,936,017
    Toll Brothers, Inc.......................................... 40,177  1,530,744
*   TopBuild Corp...............................................  3,356    239,048
    Tower International, Inc....................................  4,154     96,954
*   Town Sports International Holdings, Inc.....................  3,271     11,874
    Tractor Supply Co...........................................  7,303    755,861
*   Trans World Entertainment Corp..............................  1,000        360
*   TRI Pointe Group, Inc....................................... 37,214    485,643
#*  Tuesday Morning Corp........................................  4,976     11,196
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  6,382  2,227,190
#*  Under Armour, Inc., Class A................................. 13,363    308,552
*   Under Armour, Inc., Class C................................. 15,923    329,925
    Unique Fabricating, Inc.....................................    842      2,865
*   Universal Electronics, Inc..................................  1,355     51,558
*   Universal Technical Institute, Inc..........................  2,800      9,492

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Urban Outfitters, Inc.......................................  19,675 $    584,938
#*  US Auto Parts Network, Inc..................................   3,173        3,173
    Vail Resorts, Inc...........................................   2,305      527,499
#*  Veoneer, Inc................................................   8,838      195,055
*   Vera Bradley, Inc...........................................   4,500       55,260
    VF Corp.....................................................  19,995    1,887,728
#*  Visteon Corp................................................   7,065      466,431
*   Vitamin Shoppe, Inc.........................................   1,139        7,153
*   VOXX International Corp.....................................   2,400       10,464
#*  Wayfair, Inc., Class A......................................   7,495    1,215,314
#*  Weight Watchers International, Inc..........................   5,193      106,041
    Wendy's Co. (The)...........................................  25,688      478,054
    Weyco Group, Inc............................................   1,334       45,770
#   Whirlpool Corp..............................................   9,064    1,258,264
*   William Lyon Homes, Class A.................................   6,522      109,961
#   Williams-Sonoma, Inc........................................  14,858      849,432
#   Wingstop, Inc...............................................   3,249      244,552
    Winmark Corp................................................     415       76,588
#   Winnebago Industries, Inc...................................   6,406      226,580
    Wolverine World Wide, Inc...................................  13,457      495,352
    Wyndham Destinations, Inc...................................  10,369      451,674
    Wyndham Hotels & Resorts, Inc...............................     718       40,007
    Wynn Resorts, Ltd...........................................   9,768    1,410,988
*   ZAGG, Inc...................................................   2,300       18,952
*   Zumiez, Inc.................................................   3,334       88,784
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY....................................          277,289,636
                                                                         ------------
CONSUMER STAPLES -- (5.2%)
    Alico, Inc..................................................     390       10,834
    Andersons, Inc. (The).......................................   6,689      218,730
*   Avon Products, Inc.......................................... 103,731      329,865
#   B&G Foods, Inc..............................................   4,822      125,372
#*  BJ's Wholesale Club Holdings, Inc...........................   7,817      221,612
#*  Boston Beer Co., Inc. (The), Class A........................   1,286      398,673
    Brown-Forman Corp., Class A.................................   5,788      302,712
#   Brown-Forman Corp., Class B.................................  29,150    1,553,403
#   Calavo Growers, Inc.........................................   2,429      232,722
#   Campbell Soup Co............................................  17,119      662,334
#   Casey's General Stores, Inc.................................   8,650    1,144,827
#*  Central Garden & Pet Co.....................................   2,583       69,689
*   Central Garden & Pet Co., Class A...........................   5,818      142,425
*   Chefs' Warehouse, Inc. (The)................................   6,039      197,355
    Church & Dwight Co., Inc....................................  18,100    1,356,595
#   Clorox Co. (The)............................................  12,128    1,937,205
    Coca-Cola Co. (The)......................................... 107,792    5,288,276
#   Coca-Cola Consolidated, Inc.................................   1,553      504,772
    Colgate-Palmolive Co........................................  49,403    3,596,044
    Constellation Brands, Inc., Class A.........................  10,446    2,211,105
    Costco Wholesale Corp.......................................  42,811   10,511,385
#   Coty, Inc., Class A.........................................  73,744      797,910
*   Craft Brew Alliance, Inc....................................   1,900       26,809
*   Darling Ingredients, Inc....................................  24,005      523,549
#   Dean Foods Co...............................................  10,015       17,025
*   Edgewell Personal Care Co...................................   8,724      359,691
#   Energizer Holdings, Inc.....................................   9,264      443,653
    Estee Lauder Cos., Inc. (The), Class A......................  26,280    4,515,167
*   Farmer Brothers Co..........................................   3,036       61,206
    Flowers Foods, Inc..........................................  21,322      463,540
    Fresh Del Monte Produce, Inc................................   6,825      201,406

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
    General Mills, Inc..........................................  37,805 $  1,945,823
#*  Hain Celestial Group, Inc. (The)............................  11,454      249,926
#*  Herbalife Nutrition, Ltd....................................  27,195    1,437,256
#*  Hostess Brands, Inc.........................................  10,759      144,171
    Ingles Markets, Inc., Class A...............................   3,819      104,832
    Inter Parfums, Inc..........................................   5,710      413,918
    J&J Snack Foods Corp........................................   1,914      300,843
    JM Smucker Co. (The)........................................  11,959    1,466,532
    John B. Sanfilippo & Son, Inc...............................     549       39,588
    Kellogg Co..................................................  37,359    2,252,748
#   Keurig Dr Pepper, Inc.......................................  13,729      399,102
#   Kraft Heinz Co. (The).......................................  37,116    1,233,736
    Kroger Co. (The)............................................ 152,887    3,941,427
    Lamb Weston Holdings, Inc...................................   6,220      435,711
    Lancaster Colony Corp.......................................   3,667      545,320
*   Landec Corp.................................................   1,591       16,721
*   Lifeway Foods, Inc..........................................   1,074        2,245
    Limoneira Co................................................   2,840       64,866
    McCormick & Co., Inc........................................     200       30,762
#   McCormick & Co., Inc. Non-Voting............................  10,675    1,643,630
    Medifast, Inc...............................................   2,326      341,201
    Molson Coors Brewing Co., Class B...........................  10,726      688,502
*   Monster Beverage Corp.......................................  21,144    1,260,182
#   National Beverage Corp......................................   6,471      362,376
*   Natural Alternatives International, Inc.....................   1,014       13,192
*   Natural Grocers by Vitamin Cottage, Inc.....................   2,440       30,207
#   Natural Health Trends Corp..................................     187        2,162
*   Nature's Sunshine Products, Inc.............................     500        4,500
    Nu Skin Enterprises, Inc., Class A..........................  11,419      580,885
    Oil-Dri Corp. of America....................................     489       15,555
    PepsiCo, Inc................................................  76,705    9,822,075
*   Performance Food Group Co...................................  23,567      965,069
*   Post Holdings, Inc..........................................  10,379    1,170,544
    PriceSmart, Inc.............................................   3,821      228,534
#*  Primo Water Corp............................................   8,993      141,640
    Procter & Gamble Co. (The).................................. 142,380   15,160,622
#*  Revlon, Inc., Class A.......................................   6,086      129,936
#*  Rite Aid Corp...............................................     929        8,511
    Rocky Mountain Chocolate Factory, Inc.......................     960        9,451
*   S&W Seed Co.................................................   2,831        8,323
*   Seneca Foods Corp., Class A.................................     504       12,474
*   Simply Good Foods Co. (The).................................   7,384      165,845
*   Smart & Final Stores, Inc...................................   6,195       40,453
    SpartanNash Co..............................................   5,718       92,460
#   Spectrum Brands Holdings, Inc...............................   9,330      574,448
#*  Sprouts Farmers Market, Inc.................................  22,022      471,711
    Sysco Corp..................................................  42,442    2,986,644
#   Tootsie Roll Industries, Inc................................   1,560       60,575
#*  TreeHouse Foods, Inc........................................   9,615      644,013
*   United Natural Foods, Inc...................................  10,995      142,055
    United-Guardian, Inc........................................   1,797       34,161
*   US Foods Holding Corp.......................................  44,222    1,616,314
*   USANA Health Sciences, Inc..................................   5,627      469,629
#   Village Super Market, Inc., Class A.........................   1,201       35,285
    Walgreens Boots Alliance, Inc...............................  67,964    3,640,831
    Walmart, Inc................................................ 100,017   10,285,748
#   Weis Markets, Inc...........................................   5,451      229,215
*   Willamette Valley Vineyards, Inc............................     500        3,665
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          107,544,041
                                                                         ------------

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
ENERGY -- (1.7%)
    Adams Resources & Energy, Inc...............................    101 $    3,651
*   Apergy Corp................................................. 18,144    720,135
    Archrock, Inc............................................... 36,742    371,462
*   Ardmore Shipping Corp.......................................  1,581     11,035
#   Baker Hughes a GE Co........................................ 33,747    810,603
*   Basic Energy Services, Inc..................................  6,023     15,178
#*  Bristow Group, Inc..........................................  5,575      2,815
*   C&J Energy Services, Inc....................................  3,027     42,529
*   Cactus, Inc., Class A.......................................  7,288    264,554
*   Cheniere Energy, Inc........................................  5,473    352,188
*   Clean Energy Fuels Corp..................................... 38,949    122,300
#*  Contango Oil & Gas Co.......................................    870      2,627
#   Core Laboratories NV........................................  8,204    520,052
    CVR Energy, Inc............................................. 24,166  1,102,211
*   Dawson Geophysical Co.......................................  2,598      7,274
    Delek US Holdings, Inc...................................... 28,364  1,051,170
    DHT Holdings, Inc........................................... 12,865     68,571
#*  Diamond Offshore Drilling, Inc.............................. 12,360    120,016
#   DMC Global, Inc.............................................  1,127     78,101
*   Dorian LPG, Ltd.............................................  1,709     13,706
#*  Dril-Quip, Inc.............................................. 10,312    449,191
#   EnLink Midstream LLC........................................ 16,574    193,750
#   Ensco Rowan P.L.C., Class A................................. 37,987    530,678
*   Era Group, Inc..............................................  2,030     19,569
    Evolution Petroleum Corp....................................  2,234     15,705
*   Exterran Corp...............................................  7,674    109,124
*   Forum Energy Technologies, Inc.............................. 24,623    147,246
*   Frank's International NV.................................... 59,327    346,470
*   Geospace Technologies Corp..................................    400      5,380
    Green Plains, Inc...........................................  5,254     91,262
*   Gulf Island Fabrication, Inc................................  1,300     11,180
*   Helix Energy Solutions Group, Inc........................... 44,922    351,290
    Helmerich & Payne, Inc...................................... 21,045  1,231,553
    HollyFrontier Corp.......................................... 26,729  1,275,775
*   Independence Contract Drilling, Inc.........................    700      1,981
#*  Key Energy Services, Inc....................................    796      3,327
*   KLX Energy Services Holdings, Inc...........................  3,208     89,984
    Marathon Petroleum Corp..................................... 46,910  2,855,412
*   Matrix Service Co...........................................  7,677    150,546
#*  McDermott International, Inc................................ 40,511    327,734
#   Nabors Industries, Ltd...................................... 83,044    290,654
    National Oilwell Varco, Inc................................. 36,004    941,145
*   Natural Gas Services Group, Inc.............................  2,367     38,038
*   Newpark Resources, Inc...................................... 19,968    145,766
#*  Noble Corp. P.L.C........................................... 43,772    115,120
    Nordic American Tankers, Ltd................................     60        128
*   Oceaneering International, Inc.............................. 26,764    513,869
*   Oil States International, Inc............................... 17,410    336,361
    ONEOK, Inc.................................................. 30,840  2,094,961
*   Overseas Shipholding Group, Inc., Class A...................  8,155     14,842
*   Pacific Ethanol, Inc........................................  2,589      2,822
    Panhandle Oil and Gas, Inc., Class A........................  1,703     25,545
    Patterson-UTI Energy, Inc................................... 45,976    624,814
    PBF Energy, Inc., Class A................................... 35,222  1,182,755
    Phillips 66................................................. 26,577  2,505,414
*   Pioneer Energy Services Corp................................  6,317     10,992
*   ProPetro Holding Corp....................................... 18,338    405,820
#*  Renewable Energy Group, Inc.................................  6,490    156,539
#*  REX American Resources Corp.................................    900     76,059

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ -----------
ENERGY -- (Continued)
*   RigNet, Inc.................................................  1,879 $    17,644
#   RPC, Inc.................................................... 36,702     377,664
    Schlumberger, Ltd........................................... 95,251   4,065,313
    Scorpio Tankers, Inc........................................  8,540     220,161
#*  SEACOR Holdings, Inc........................................  4,801     213,837
*   SEACOR Marine Holdings, Inc.................................  2,940      39,925
#*  Select Energy Services, Inc., Class A....................... 16,044     184,827
    SemGroup Corp., Class A..................................... 12,084     157,817
#   Ship Finance International, Ltd.............................  9,635     122,943
*   Superior Energy Services, Inc............................... 29,418     105,611
#   Targa Resources Corp........................................ 11,856     476,018
    TechnipFMC P.L.C............................................ 45,077   1,108,443
    Teekay Tankers, Ltd., Class A...............................  8,061       8,787
*   TETRA Technologies, Inc..................................... 36,989      88,034
#*  Transocean, Ltd............................................. 89,920     706,771
    US Silica Holdings, Inc.....................................  4,144      65,558
    Valero Energy Corp.......................................... 41,285   3,742,898
    World Fuel Services Corp....................................  4,085     126,022
                                                                        -----------
TOTAL ENERGY....................................................         35,197,252
                                                                        -----------
FINANCIALS -- (16.2%)
*   1347 Property Insurance Holdings, Inc.......................  1,900       9,519
#   1st Constitution Bancorp....................................  1,118      20,996
    1st Source Corp.............................................  4,284     200,620
    ACNB Corp...................................................    674      25,524
    Affiliated Managers Group, Inc..............................  9,587   1,063,390
    Aflac, Inc.................................................. 70,547   3,554,158
*   Alleghany Corp..............................................  1,577   1,035,900
*   Allegiance Bancshares, Inc..................................  1,231      42,556
    Allstate Corp. (The)........................................ 24,145   2,391,804
    Ally Financial, Inc......................................... 49,946   1,483,896
*   A-Mark Precious Metals, Inc.................................    800       9,008
*   Ambac Financial Group, Inc..................................  4,904      91,705
    American Equity Investment Life Holding Co.................. 25,049     736,691
    American Express Co......................................... 54,653   6,406,971
    American Financial Group, Inc............................... 18,181   1,882,279
    American International Group, Inc........................... 74,874   3,561,756
    American National Bankshares, Inc...........................  1,300      49,166
    American National Insurance Co..............................  6,024     682,459
    American River Bankshares...................................    700       8,967
    Ameriprise Financial, Inc................................... 38,723   5,683,375
    Ameris Bancorp..............................................  7,104     259,012
    AMERISAFE, Inc..............................................  4,756     281,650
    AmeriServ Financial, Inc....................................  3,000      12,390
    Aon P.L.C................................................... 17,312   3,118,584
*   Arch Capital Group, Ltd..................................... 46,622   1,574,891
#   Ares Management Corp., Class A.............................. 13,236     323,620
    Argo Group International Holdings, Ltd...................... 10,744     838,784
    Arrow Financial Corp........................................  1,707      57,441
    Arthur J Gallagher & Co..................................... 23,691   1,981,041
    Artisan Partners Asset Management, Inc., Class A............ 10,241     290,230
    Associated Banc-Corp........................................ 36,053     818,043
    Assurant, Inc............................................... 11,814   1,122,330
    Assured Guaranty, Ltd....................................... 26,059   1,243,014
*   Asta Funding, Inc...........................................     35         163
*   Athene Holding, Ltd., Class A............................... 34,636   1,564,162
*   Atlantic Capital Bancshares, Inc............................  4,603      80,276
#*  Atlas Financial Holdings, Inc...............................  1,019       1,304
#   Auburn National Bancorporation, Inc.........................    400      14,308

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Axis Capital Holdings, Ltd..................................  19,373 $1,101,355
#*  Axos Financial, Inc.........................................  10,851    355,045
    Banc of California, Inc.....................................  10,033    145,579
    BancFirst Corp..............................................   5,170    291,588
#*  Bancorp of New Jersey, Inc..................................     846     11,387
*   Bancorp, Inc. (The).........................................  13,671    139,581
#   BancorpSouth Bank...........................................  21,481    654,741
    Bank of America Corp........................................ 321,330  9,826,271
    Bank of Commerce Holdings...................................   1,070     11,577
#   Bank of Hawaii Corp.........................................   6,782    558,701
    Bank of Marin Bancorp.......................................   1,638     69,369
    Bank of New York Mellon Corp. (The).........................  32,381  1,608,040
    Bank of NT Butterfield & Son, Ltd. (The)....................   9,036    361,621
    Bank of South Carolina Corp.................................     550     10,725
    Bank OZK....................................................  21,168    691,135
    BankFinancial Corp..........................................   1,550     23,266
    BankUnited, Inc.............................................  18,374    672,121
    Bankwell Financial Group, Inc...............................     459     13,995
    Banner Corp.................................................   6,670    353,643
    Bar Harbor Bankshares.......................................   1,356     35,636
    BB&T Corp...................................................  36,578  1,872,794
    BCB Bancorp, Inc............................................   1,421     18,786
    Berkshire Hills Bancorp, Inc................................   7,947    238,331
#   BGC Partners, Inc., Class A.................................  33,666    181,796
    BlackRock, Inc..............................................   5,772  2,800,805
*   Blucora, Inc................................................   3,816    133,560
    BOK Financial Corp..........................................  10,638    926,995
    Boston Private Financial Holdings, Inc......................  16,548    189,475
    Bridge Bancorp, Inc.........................................   1,706     52,869
*   Brighthouse Financial, Inc..................................  22,498    940,191
    BrightSphere Investment Group P.L.C.........................  15,386    225,559
    Brookline Bancorp, Inc......................................  17,677    266,039
    Brown & Brown, Inc..........................................  83,051  2,636,869
    Bryn Mawr Bank Corp.........................................   4,630    176,357
    C&F Financial Corp..........................................     202      9,797
    Cadence BanCorp.............................................  17,166    390,526
    Cambridge Bancorp...........................................     412     34,546
    Camden National Corp........................................   1,950     85,761
*   Cannae Holdings, Inc........................................  15,701    403,045
    Capital City Bank Group, Inc................................   2,327     53,381
    Capital One Financial Corp..................................  23,297  2,162,661
    Capitol Federal Financial, Inc..............................  34,711    479,012
    Capstar Financial Holdings, Inc.............................     607      9,402
    Carolina Financial Corp.....................................   4,130    149,052
    Cathay General Bancorp......................................  14,235    523,706
    Cboe Global Markets, Inc....................................   4,774    485,086
    CenterState Banks Corp......................................  22,630    558,508
*   Central Federal Corp........................................   1,038     13,068
    Central Pacific Financial Corp..............................   3,622    108,696
    Central Valley Community Bancorp............................   1,512     30,936
    Century Bancorp, Inc., Class A..............................     255     23,376
    Charles Schwab Corp. (The)..................................  72,017  3,296,938
    Chemical Financial Corp.....................................  11,517    505,942
    Chemung Financial Corp......................................     900     42,642
    Chubb, Ltd..................................................  31,406  4,560,151
    Cincinnati Financial Corp...................................  14,013  1,347,770
    CIT Group, Inc..............................................  16,645    886,679
    Citigroup, Inc.............................................. 137,505  9,721,603
    Citizens & Northern Corp....................................   1,544     43,772

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    Citizens Community Bancorp, Inc.............................    800 $    9,408
    Citizens Financial Group, Inc............................... 28,735  1,040,207
    Citizens First Corp.........................................    530     13,356
#*  Citizens, Inc...............................................  4,745     32,076
    City Holding Co.............................................  2,664    211,468
    Civista Bancshares, Inc.....................................  2,072     45,584
    CME Group, Inc..............................................  8,462  1,513,852
    CNA Financial Corp..........................................  2,531    117,261
    CNB Financial Corp..........................................  2,020     57,530
    CNO Financial Group, Inc....................................  7,390    122,304
    Codorus Valley Bancorp, Inc.................................    809     17,118
#   Cohen & Steers, Inc......................................... 11,580    580,737
    Colony Bankcorp, Inc........................................    989     16,922
    Columbia Banking System, Inc................................ 11,761    441,508
    Comerica, Inc...............................................  3,380    265,634
#   Commerce Bancshares, Inc.................................... 18,922  1,143,456
    Community Bank System, Inc..................................  8,413    559,128
    Community Bankers Trust Corp................................  1,900     14,972
    Community Financial Corp. (The).............................     92      2,817
    Community Trust Bancorp, Inc................................  5,088    214,968
    Community West Bancshares...................................  1,400     14,266
    ConnectOne Bancorp, Inc.....................................  5,325    116,245
#*  Consumer Portfolio Services, Inc............................  2,632      9,265
#   County Bancorp, Inc.........................................    489      8,768
*   Cowen, Inc..................................................  6,629    111,036
    Crawford & Co., Class A.....................................  2,485     22,365
    Crawford & Co., Class B.....................................  3,005     26,504
#*  Credit Acceptance Corp......................................  4,080  2,024,578
#   Cullen/Frost Bankers, Inc...................................  9,854  1,002,053
*   Customers Bancorp, Inc......................................  7,263    164,507
    CVB Financial Corp.......................................... 25,260    548,142
    Diamond Hill Investment Group, Inc..........................    856    123,675
    Dime Community Bancshares, Inc..............................  9,366    188,725
    Discover Financial Services................................. 64,202  5,231,821
    DNB Financial Corp..........................................    100      4,098
    Donegal Group, Inc., Class A................................  3,292     44,442
*   Donnelley Financial Solutions, Inc..........................  8,339    127,670
    E*TRADE Financial Corp...................................... 29,828  1,511,086
*   Eagle Bancorp, Inc..........................................  7,017    387,759
    East West Bancorp, Inc...................................... 24,049  1,238,043
    Eaton Vance Corp............................................ 25,045  1,041,121
*   eHealth, Inc................................................  4,542    275,881
*   Elevate Credit, Inc.........................................  4,886     21,889
    EMC Insurance Group, Inc....................................  3,133    100,601
    Employers Holdings, Inc..................................... 10,615    455,596
#*  Encore Capital Group, Inc...................................  6,969    196,944
*   Enova International, Inc.................................... 10,518    288,509
*   Enstar Group, Ltd...........................................  4,429    785,085
*   Entegra Financial Corp......................................  1,100     32,450
    Enterprise Bancorp, Inc.....................................    881     27,954
    Enterprise Financial Services Corp..........................  5,162    219,591
*   Equity Bancshares, Inc., Class A............................  1,838     48,266
    Erie Indemnity Co., Class A................................. 10,391  1,967,224
    ESSA Bancorp, Inc...........................................  1,868     28,599
*   Essent Group, Ltd........................................... 27,638  1,311,423
    Evans Bancorp, Inc..........................................    394     14,476
    Evercore, Inc., Class A.....................................  9,946    969,039
    Everest Re Group, Ltd.......................................  5,180  1,219,890
#*  EZCORP, Inc., Class A....................................... 15,632    169,920

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
#   FactSet Research Systems, Inc...............................  2,091 $  576,844
    Farmers National Banc Corp..................................  1,526     21,959
    FB Financial Corp...........................................  6,074    223,159
    FBL Financial Group, Inc., Class A..........................  6,908    431,543
    Federal Agricultural Mortgage Corp., Class C................  2,638    201,754
#   Federated Investors, Inc., Class B.......................... 22,493    691,210
    FedNat Holding Co...........................................  1,868     30,392
    Fidelity National Financial, Inc............................ 22,430    896,078
    Fidelity Southern Corp......................................  5,768    167,906
    Fifth Third Bancorp......................................... 47,373  1,365,290
    Financial Institutions, Inc.................................  3,311     91,052
    First American Financial Corp............................... 32,892  1,876,818
    First Bancorp...............................................  5,408    205,017
    First BanCorp............................................... 47,566    537,496
    First Bancorp, Inc..........................................  1,624     43,539
    First Bancshares, Inc. (The)................................    400     12,352
    First Busey Corp............................................ 10,005    258,529
    First Business Financial Services, Inc......................  1,369     31,528
#   First Capital, Inc..........................................    400     20,472
    First Citizens BancShares, Inc., Class A....................  1,922    861,536
    First Commonwealth Financial Corp........................... 20,211    275,072
    First Community Bancshares, Inc.............................  2,068     71,884
#   First Community Corp........................................  1,506     28,298
    First Defiance Financial Corp...............................  1,644     48,514
    First Financial Bancorp..................................... 18,083    453,883
#   First Financial Bankshares, Inc.............................  7,869    484,101
    First Financial Corp........................................    822     33,842
    First Financial Northwest, Inc..............................  1,300     21,749
    First Foundation, Inc.......................................  4,608     65,480
#   First Guaranty Bancshares, Inc..............................    550     11,798
    First Hawaiian, Inc......................................... 24,560    679,084
    First Horizon National Corp................................. 43,634    658,437
    First Interstate BancSystem, Inc., Class A..................  8,016    338,756
    First Merchants Corp........................................  9,328    342,058
    First Mid Bancshares, Inc...................................    350     12,072
    First Midwest Bancorp, Inc.................................. 18,539    398,032
    First Northwest Bancorp.....................................    817     13,301
    First of Long Island Corp. (The)............................  2,544     59,199
#   First Republic Bank......................................... 12,182  1,286,663
#   First Savings Financial Group, Inc..........................    238     13,828
    First United Corp...........................................    402      7,606
    First US Bancshares, Inc....................................    700      7,018
    FirstCash, Inc..............................................  8,158    796,873
    Flagstar Bancorp, Inc....................................... 14,928    533,676
    Flushing Financial Corp.....................................  6,093    137,702
#   FNB Corp.................................................... 57,689    699,768
    Franklin Financial Network, Inc.............................  2,002     55,355
#   Franklin Resources, Inc..................................... 45,762  1,582,908
    FS Bancorp, Inc.............................................    606     31,324
    Fulton Financial Corp....................................... 34,584    596,574
#   GAIN Capital Holdings, Inc..................................  6,006     31,652
*   Genworth Financial, Inc., Class A........................... 36,151    137,012
#   German American Bancorp, Inc................................  3,132     93,490
    Glacier Bancorp, Inc........................................ 13,427    571,856
    Glen Burnie Bancorp.........................................    300      3,227
    Global Indemnity, Ltd.......................................  1,893     58,304
    Goldman Sachs Group, Inc. (The)............................. 19,435  4,002,055
*   Great Elm Capital Group, Inc................................    393      1,680
    Great Southern Bancorp, Inc.................................  2,513    145,628

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Great Western Bancorp, Inc..................................  10,057 $   353,705
*   Green Dot Corp., Class A....................................   7,962     507,737
    Greene County Bancorp, Inc..................................   3,316     102,531
#   Greenhill & Co., Inc........................................   6,444     133,455
#*  Greenlight Capital Re, Ltd., Class A........................   5,732      68,669
    Guaranty Federal Bancshares, Inc............................     101       2,295
*   Hallmark Financial Services, Inc............................   1,500      17,220
*   Hamilton Bancorp, Inc.......................................     400       6,304
    Hamilton Lane, Inc., Class A................................   3,686     180,098
    Hancock Whitney Corp........................................  16,095     703,995
    Hanmi Financial Corp........................................   6,116     145,072
    Hanover Insurance Group, Inc. (The).........................   9,294   1,120,949
    Hartford Financial Services Group, Inc. (The)...............  66,924   3,500,794
    Hawthorn Bancshares, Inc....................................     588      13,824
    HCI Group, Inc..............................................   1,344      57,281
    Heartland Financial USA, Inc................................   7,970     357,853
#   Hennessy Advisors, Inc......................................   1,267      12,657
    Heritage Commerce Corp......................................   6,579      82,369
#   Heritage Financial Corp.....................................   6,341     191,942
    Heritage Insurance Holdings, Inc............................   3,323      45,326
    Hilltop Holdings, Inc.......................................  10,662     224,222
    Hingham Institution for Savings.............................     221      40,887
*   HMN Financial, Inc..........................................     600      13,290
    Home Bancorp, Inc...........................................     196       7,181
#   Home BancShares, Inc........................................  28,778     552,250
*   HomeStreet, Inc.............................................   7,077     199,147
    HomeTrust Bancshares, Inc...................................   2,385      60,484
    Hope Bancorp, Inc...........................................  24,516     344,695
    HopFed Bancorp, Inc.........................................     670      13,092
    Horace Mann Educators Corp..................................  11,530     444,827
    Horizon Bancorp, Inc........................................   4,743      77,169
    Houlihan Lokey, Inc.........................................   4,475     220,707
*   Howard Bancorp, Inc.........................................     900      13,527
    IBERIABANK Corp.............................................  10,807     859,156
    IF Bancorp, Inc.............................................   1,300      26,033
    Independence Holding Co.....................................     479      18,336
    Independent Bank Corp.......................................   3,966     318,192
    Independent Bank Corp.......................................   2,690      57,916
    Independent Bank Group, Inc.................................   8,381     477,717
#   Interactive Brokers Group, Inc., Class A....................  12,092     655,870
    Intercontinental Exchange, Inc..............................  12,184     991,168
    International Bancshares Corp...............................  11,889     493,037
*   INTL. FCStone, Inc..........................................   2,279      92,436
    Invesco, Ltd................................................  96,083   2,110,944
    Investors Bancorp, Inc......................................  50,373     591,883
    Investors Title Co..........................................      67      11,318
    James River Group Holdings, Ltd.............................   8,855     373,858
#   Janus Henderson Group P.L.C.................................  47,439   1,189,296
    JPMorgan Chase & Co......................................... 269,087  31,227,546
    Kearny Financial Corp.......................................  20,016     280,224
    Kemper Corp.................................................  16,462   1,479,605
    Kentucky First Federal Bancorp..............................   1,169       8,925
    KeyCorp.....................................................  54,759     961,020
    Kingstone Cos., Inc.........................................   1,394      16,184
    Kinsale Capital Group, Inc..................................   3,743     271,742
    Ladenburg Thalmann Financial Services, Inc..................  19,449      71,378
    Lake Shore Bancorp, Inc.....................................     663       9,978
    Lakeland Bancorp, Inc.......................................   7,907     130,940
    Lakeland Financial Corp.....................................   4,437     211,867

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Landmark Bancorp, Inc.......................................     435 $   10,779
    Lazard, Ltd., Class A.......................................  23,624    918,501
    LCNB Corp...................................................     917     15,589
#   LegacyTexas Financial Group, Inc............................   7,368    295,309
    Legg Mason, Inc.............................................  18,003    602,200
*   LendingClub Corp............................................  82,868    263,520
#*  LendingTree, Inc............................................   1,798    691,906
    Lincoln National Corp.......................................  26,650  1,778,088
#   Live Oak Bancshares, Inc....................................   6,544    114,324
    Loews Corp..................................................  14,028    719,496
    LPL Financial Holdings, Inc.................................  25,847  1,915,004
    M&T Bank Corp...............................................  14,264  2,425,878
    Macatawa Bank Corp..........................................   3,313     34,190
    Mackinac Financial Corp.....................................   4,036     63,325
    Maiden Holdings, Ltd........................................  31,583     20,639
*   Malvern Bancorp, Inc........................................     515     10,913
#   Manning & Napier, Inc.......................................   1,200      2,460
*   Markel Corp.................................................   1,617  1,732,632
#   MarketAxess Holdings, Inc...................................   2,500    695,825
    Marlin Business Services Corp...............................   1,642     35,779
    Marsh & McLennan Cos., Inc..................................  28,818  2,717,249
#*  MBIA, Inc...................................................   3,063     29,619
    MBT Financial Corp..........................................   2,535     25,451
    Mercantile Bank Corp........................................   1,891     63,916
    Mercury General Corp........................................  14,458    777,551
    Meridian Bancorp, Inc.......................................  11,329    195,085
    Meta Financial Group, Inc...................................   6,639    171,021
    MetLife, Inc................................................  76,879  3,546,428
*   MGIC Investment Corp........................................   3,341     48,912
#   Mid Penn Bancorp, Inc.......................................     810     19,748
    Middlefield Banc Corp.......................................     477     19,342
    Midland States Bancorp, Inc.................................   1,527     40,954
    MidSouth Bancorp, Inc.......................................     627      7,442
    MidWestOne Financial Group, Inc.............................   1,531     43,144
*   MMA Capital Holdings, Inc...................................     709     22,546
    Moelis & Co., Class A.......................................  10,045    411,343
    Moody's Corp................................................  13,567  2,667,544
    Morgan Stanley.............................................. 108,824  5,250,758
    Morningstar, Inc............................................   8,292  1,189,487
*   Mr Cooper Group, Inc........................................   4,817     41,426
    MSB Financial Corp..........................................     705     12,531
    MSCI, Inc...................................................   8,567  1,930,830
    MutualFirst Financial, Inc..................................     477     14,258
    MVB Financial Corp..........................................     945     15,678
    Nasdaq, Inc.................................................  15,653  1,443,207
    National Bank Holdings Corp., Class A.......................   6,516    249,172
#   National Bankshares, Inc....................................     507     21,441
    National General Holdings Corp..............................  29,224    720,372
    National Western Life Group, Inc., Class A..................     764    203,774
    Navient Corp................................................  49,070    662,936
    Navigators Group, Inc. (The)................................   7,553    528,257
#   NBT Bancorp, Inc............................................   7,504    285,302
    Nelnet, Inc., Class A.......................................   5,909    343,017
#   New York Community Bancorp, Inc.............................  83,960    976,455
>>  NewStar Financial, Inc......................................   4,932        480
*   Nicholas Financial, Inc.....................................   2,510     22,289
*   Nicolet Bankshares, Inc.....................................     399     24,359
*   NMI Holdings, Inc., Class A.................................  16,533    464,247
    Northeast Bancorp...........................................   1,100     24,112

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    Northern Trust Corp......................................... 11,946 $1,177,278
    Northfield Bancorp, Inc.....................................  5,016     75,240
    Northrim BanCorp, Inc.......................................    383     13,593
    Northwest Bancshares, Inc................................... 26,339    459,089
    Norwood Financial Corp......................................    600     19,308
    OceanFirst Financial Corp...................................  9,960    250,793
*   Ocwen Financial Corp........................................ 15,293     25,845
    OFG Bancorp.................................................  7,001    141,280
    Ohio Valley Banc Corp.......................................    243      9,132
    Old Line Bancshares, Inc....................................  1,817     45,425
    Old National Bancorp........................................ 29,541    504,560
    Old Point Financial Corp....................................    189      3,988
    Old Republic International Corp............................. 77,458  1,731,961
    Old Second Bancorp, Inc.....................................  1,641     21,743
*   On Deck Capital, Inc........................................ 19,130    104,450
    OneMain Holdings, Inc....................................... 29,115    989,037
    Oppenheimer Holdings, Inc., Class A.........................  2,150     56,437
    Opus Bank...................................................  6,320    138,218
    Oritani Financial Corp......................................  8,528    147,961
    Orrstown Financial Services, Inc............................  1,170     24,266
*   Pacific Mercantile Bancorp..................................  1,500     11,745
    Pacific Premier Bancorp, Inc................................  6,705    194,914
#   PacWest Bancorp............................................. 15,762    623,387
    Park National Corp..........................................  2,332    227,790
    Parke Bancorp, Inc..........................................    601     13,751
    Pathfinder Bancorp, Inc.....................................    900     12,510
    Peapack Gladstone Financial Corp............................  2,215     64,080
    Penns Woods Bancorp, Inc....................................    569     24,843
#   Pennymac Financial Services, Inc............................  3,666     81,752
    Peoples Bancorp of North Carolina, Inc......................  1,287     35,997
    Peoples Bancorp, Inc........................................  2,291     74,870
    Peoples Financial Corp......................................    800      9,136
    Peoples Financial Services Corp.............................    500     21,750
#   People's United Financial, Inc.............................. 57,187    988,763
    People's Utah Bancorp.......................................  1,091     31,039
    Pinnacle Financial Partners, Inc............................  8,162    473,967
    Piper Jaffray Cos...........................................  2,856    230,194
    PJT Partners, Inc., Class A.................................  3,092    133,327
    Plumas Bancorp..............................................    646     16,893
    PNC Financial Services Group, Inc. (The).................... 12,454  1,705,326
    Popular, Inc................................................ 16,254    938,018
#*  PRA Group, Inc..............................................  6,390    179,687
    Preferred Bank..............................................  1,425     70,096
    Premier Financial Bancorp, Inc..............................  1,616     26,793
    Primerica, Inc.............................................. 11,425  1,488,563
    Principal Financial Group, Inc.............................. 29,246  1,671,701
    ProAssurance Corp........................................... 12,357    463,758
    Progressive Corp. (The)..................................... 33,704  2,633,968
#   Prosperity Bancshares, Inc.................................. 10,348    762,027
    Protective Insurance Corp., Class A.........................  1,036     17,705
    Protective Insurance Corp., Class B.........................  1,722     27,983
*   Provident Bancorp, Inc......................................    533     13,059
    Provident Financial Holdings, Inc...........................    990     20,048
    Provident Financial Services, Inc........................... 17,626    467,442
    Prudential Bancorp, Inc.....................................    879     15,347
    Prudential Financial, Inc................................... 33,608  3,552,702
    Pzena Investment Management, Inc., Class A..................  2,038     20,278
    QCR Holdings, Inc...........................................  1,402     47,962
    Radian Group, Inc...........................................  1,600     37,472

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Raymond James Financial, Inc................................  13,346 $1,222,093
*   Regional Management Corp....................................   1,439     35,644
    Regions Financial Corp......................................  96,306  1,495,632
    Reinsurance Group of America, Inc...........................   6,379    966,482
    RenaissanceRe Holdings, Ltd.................................   8,851  1,375,091
    Renasant Corp...............................................   9,364    339,539
    Republic Bancorp, Inc., Class A.............................   2,095     99,010
*   Republic First Bancorp, Inc.................................   3,400     17,408
    Riverview Bancorp, Inc......................................   1,676     12,436
#   RLI Corp....................................................   6,955    565,650
    S&P Global, Inc.............................................  10,464  2,308,986
    S&T Bancorp, Inc............................................   5,521    221,282
    Safety Insurance Group, Inc.................................   3,426    318,344
    Salisbury Bancorp, Inc......................................     800     31,088
    Sandy Spring Bancorp, Inc...................................   6,112    213,248
    Santander Consumer USA Holdings, Inc........................  54,974  1,173,695
    SB Financial Group, Inc.....................................   1,621     29,664
    SB One Bancorp..............................................     492     11,685
*   Seacoast Banking Corp. of Florida...........................   5,406    153,314
*   Security National Financial Corp., Class A..................     882      4,481
    SEI Investments Co..........................................  24,879  1,354,662
*   Select Bancorp, Inc.........................................   1,607     19,734
    Selective Insurance Group, Inc..............................  13,056    931,023
    ServisFirst Bancshares, Inc.................................   7,396    251,020
    Severn Bancorp, Inc.........................................   1,832     16,964
    Shore Bancshares, Inc.......................................   1,820     28,811
    SI Financial Group, Inc.....................................     863     12,358
    Sierra Bancorp..............................................   1,779     47,072
    Signature Bank..............................................   8,118  1,072,144
    Silvercrest Asset Management Group, Inc., Class A...........     953     13,857
    Simmons First National Corp., Class A.......................  14,970    380,088
    SLM Corp....................................................  90,024    914,644
    Sound Financial Bancorp, Inc................................     200      6,850
    South State Corp............................................   5,889    445,562
*   Southern First Bancshares, Inc..............................     700     25,767
    Southern Missouri Bancorp, Inc..............................     700     23,485
    Southern National Bancorp of Virginia, Inc..................   1,339     19,978
#   Southside Bancshares, Inc...................................   5,959    209,340
    State Auto Financial Corp...................................   4,621    155,404
    State Street Corp...........................................  15,127  1,023,493
    Sterling Bancorp............................................  40,169    860,420
    Stewardship Financial Corp..................................   1,104     10,046
    Stewart Information Services Corp...........................   4,590    195,121
    Stifel Financial Corp.......................................  14,026    836,931
    Stock Yards Bancorp, Inc....................................   2,229     76,566
    Summit Financial Group, Inc.................................     488     12,712
    Summit State Bank...........................................     845      9,718
    SunTrust Banks, Inc.........................................  24,866  1,628,226
*   SVB Financial Group.........................................   5,445  1,370,615
    Synchrony Financial......................................... 130,209  4,514,346
    Synovus Financial Corp......................................  26,451    974,984
    T Rowe Price Group, Inc.....................................  18,079  1,943,492
    TCF Financial Corp..........................................  34,358    760,343
    TD Ameritrade Holding Corp..................................  13,444    706,886
    Territorial Bancorp, Inc....................................   1,317     38,127
*   Texas Capital Bancshares, Inc...............................   7,459    482,821
#   TFS Financial Corp..........................................  21,817    363,035
*   Third Point Reinsurance, Ltd................................  23,306    270,583
    Timberland Bancorp, Inc.....................................     618     19,282

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    Tiptree, Inc................................................   3,518 $     20,053
    Tompkins Financial Corp.....................................   2,031      163,841
    Torchmark Corp..............................................   9,115      799,021
    Towne Bank..................................................  13,691      357,061
    Travelers Cos., Inc. (The)..................................  32,207    4,629,756
    TriCo Bancshares............................................   3,293      131,424
*   TriState Capital Holdings, Inc..............................   3,298       76,711
*   Triumph Bancorp, Inc........................................   3,953      122,583
    TrustCo Bank Corp. NY.......................................  18,825      150,600
#   Trustmark Corp..............................................  14,587      524,549
    Two River Bancorp...........................................     685       10,433
    U.S. Bancorp................................................  33,261    1,773,477
    UMB Financial Corp..........................................  11,291      788,789
    Umpqua Holdings Corp........................................  32,129      557,759
    Union Bankshares Corp.......................................  13,228      482,822
    United Bancshares, Inc......................................     300        6,906
#   United Bankshares, Inc......................................  17,401      682,815
#   United Community Banks, Inc.................................  13,445      377,536
    United Community Financial Corp.............................   6,179       56,909
    United Financial Bancorp, Inc...............................   8,147      107,459
    United Fire Group, Inc......................................   7,187      313,425
    United Insurance Holdings Corp..............................   5,155       78,975
    United Security Bancshares..................................   3,542       37,191
    Unity Bancorp, Inc..........................................     600       12,960
    Universal Insurance Holdings, Inc...........................   9,298      276,987
    Univest Financial Corp......................................   5,773      145,595
    Unum Group..................................................  39,562    1,460,629
#   Valley National Bancorp.....................................  62,431      654,277
    Veritex Holdings, Inc.......................................   7,108      188,433
#   Virtu Financial, Inc., Class A..............................  15,753      387,209
#   Virtus Investment Partners, Inc.............................   1,133      138,917
    Voya Financial, Inc.........................................  31,686    1,739,245
#   Waddell & Reed Financial, Inc., Class A.....................  16,366      306,535
    Walker & Dunlop, Inc........................................   7,179      394,486
    Washington Federal, Inc.....................................  15,665      519,138
    Washington Trust Bancorp, Inc...............................   2,655      137,556
    Waterstone Financial, Inc...................................   6,401      106,001
    Webster Financial Corp......................................  14,318      760,715
    Wellesley Bank..............................................   1,081       36,268
    Wells Fargo & Co............................................ 183,508    8,883,622
    WesBanco, Inc...............................................  10,686      430,860
    West Bancorporation, Inc....................................   2,622       54,983
#   Westamerica Bancorporation..................................   4,107      263,752
*   Western Alliance Bancorp....................................  19,136      914,318
    Western New England Bancorp, Inc............................   2,300       22,218
    Westwood Holdings Group, Inc................................   1,098       34,356
    White Mountains Insurance Group, Ltd........................     362      339,932
    Willis Towers Watson P.L.C..................................  15,669    2,888,423
    Wintrust Financial Corp.....................................  12,587      959,129
#   WisdomTree Investments, Inc.................................  11,800       84,960
*   World Acceptance Corp.......................................   2,207      286,888
    WR Berkley Corp.............................................  23,264    1,426,083
    WSFS Financial Corp.........................................   9,338      403,215
    Zions Bancorp NA............................................  29,134    1,437,180
                                                                         ------------
TOTAL FINANCIALS................................................          332,144,543
                                                                         ------------
HEALTH CARE -- (11.9%)
    Abbott Laboratories.........................................  38,659    3,075,710
    AbbVie, Inc.................................................  78,607    6,240,610

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ -----------
HEALTH CARE -- (Continued)
*   ABIOMED, Inc................................................  2,172 $   602,534
*   Accuray, Inc................................................  6,422      26,587
*   Achillion Pharmaceuticals, Inc.............................. 15,963      47,250
*   Acorda Therapeutics, Inc....................................  6,995      73,098
*   Addus HomeCare Corp.........................................  1,000      67,900
*   Aduro Biotech, Inc..........................................  5,482      22,421
*   Adverum Biotechnologies, Inc................................  3,621      23,355
*   Affimed NV..................................................  9,000      29,700
    Agilent Technologies, Inc................................... 23,928   1,878,348
#*  Agios Pharmaceuticals, Inc..................................  2,444     136,668
#*  Akebia Therapeutics, Inc....................................  4,833      29,191
#*  Akorn, Inc..................................................  7,820      21,114
*   Albireo Pharma, Inc.........................................    500      17,210
*   Alexion Pharmaceuticals, Inc................................  7,994   1,088,223
*   Align Technology, Inc.......................................  6,306   2,047,432
*   Alkermes P.L.C..............................................  3,226      97,812
    Allergan P.L.C.............................................. 21,138   3,107,286
*   Allscripts Healthcare Solutions, Inc........................ 32,484     320,617
#*  Alnylam Pharmaceuticals, Inc................................  4,046     361,470
#*  AMAG Pharmaceuticals, Inc...................................  7,067      78,868
*   Amedisys, Inc...............................................  5,572     712,213
#*  American Renal Associates Holdings, Inc.....................  5,278      36,313
    AmerisourceBergen Corp...................................... 37,987   2,839,908
    Amgen, Inc.................................................. 58,703  10,526,622
*   AMN Healthcare Services, Inc................................ 13,840     720,510
*   Amphastar Pharmaceuticals, Inc..............................  2,833      61,164
#*  AnaptysBio, Inc.............................................  2,977     216,487
*   AngioDynamics, Inc..........................................  7,077     145,362
#*  ANI Pharmaceuticals, Inc....................................  1,307      92,771
*   Anika Therapeutics, Inc.....................................  2,735      87,110
    Anthem, Inc................................................. 22,456   5,906,602
*   Aptevo Therapeutics, Inc....................................  1,972       1,436
*   Aratana Therapeutics, Inc...................................  2,068       9,720
#*  Arena Pharmaceuticals, Inc..................................    563      25,757
#*  Array BioPharma Inc.........................................  5,370     121,416
*   Assertio Therapeutics, Inc..................................  1,202       5,012
#*  Atara Biotherapeutics, Inc..................................  3,132     105,235
    Atrion Corp.................................................    364     320,320
*   Audentes Therapeutics, Inc..................................  2,891     109,251
    Becton Dickinson and Co.....................................  9,909   2,385,493
*   Biogen, Inc................................................. 13,725   3,146,319
*   BioMarin Pharmaceutical, Inc................................  5,819     497,699
*   Bio-Rad Laboratories, Inc., Class A.........................  2,283     687,023
#*  BioScrip, Inc............................................... 18,552      35,620
*   BioSpecifics Technologies Corp..............................    876      58,692
    Bio-Techne Corp.............................................  3,810     779,488
*   BioTelemetry, Inc...........................................  4,746     258,182
#*  Bluebird Bio, Inc...........................................  3,917     555,548
*   Boston Scientific Corp...................................... 69,266   2,571,154
    Bristol-Myers Squibb Co..................................... 83,565   3,879,923
    Bruker Corp................................................. 34,977   1,350,112
*   Cambrex Corp................................................  3,236     139,213
    Cantel Medical Corp.........................................  4,819     332,222
    Cardinal Health, Inc........................................ 48,247   2,350,111
*   Cardiovascular Systems, Inc.................................  4,231     150,370
*   Castlight Health, Inc., Class B.............................    100         373
*   Catalent, Inc............................................... 21,816     977,793
*   Celgene Corp................................................ 59,184   5,602,357
*   Centene Corp................................................ 39,308   2,026,720

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
HEALTH CARE -- (Continued)
*   Cerner Corp................................................. 44,494 $2,956,626
*   Charles River Laboratories International, Inc...............  8,160  1,146,235
    Chemed Corp.................................................  1,951    637,548
*   ChemoCentryx, Inc...........................................  5,216     69,216
*   Chimerix, Inc...............................................  5,901     15,933
#*  Cidara Therapeutics, Inc....................................  1,583      3,562
*   Cigna Corp.................................................. 37,367  5,935,374
#*  Clearside Biomedical, Inc...................................  4,576      5,674
    Computer Programs & Systems, Inc............................    184      5,592
*   Concert Pharmaceuticals, Inc................................    800      8,224
    CONMED Corp.................................................  4,320    345,730
    Cooper Cos., Inc. (The).....................................  3,583  1,038,783
#*  Corcept Therapeutics, Inc................................... 12,907    159,789
*   CorVel Corp.................................................  6,563    471,223
#*  Corvus Pharmaceuticals, Inc.................................  2,175      9,200
#*  Covetrus, Inc...............................................  2,975     97,788
*   Cross Country Healthcare, Inc...............................  9,956     70,190
#*  CryoLife, Inc...............................................  7,198    220,691
*   Cumberland Pharmaceuticals, Inc.............................  1,705      9,548
#*  Cutera, Inc.................................................  1,203     21,341
    CVS Health Corp............................................. 90,550  4,924,109
*   Cymabay Therapeutics, Inc...................................  3,616     46,321
    Danaher Corp................................................ 30,125  3,989,755
*   DaVita, Inc................................................. 26,040  1,438,450
#*  Deciphera Pharmaceuticals, Inc..............................  3,013     69,299
    DENTSPLY SIRONA, Inc........................................ 20,681  1,057,420
*   DexCom, Inc.................................................  2,909    352,193
    Digirad Corp................................................  1,500      1,083
#*  Diplomat Pharmacy, Inc......................................  7,144     39,864
#*  Eagle Pharmaceuticals, Inc..................................  2,161    111,097
*   Edwards Lifesciences Corp...................................  7,775  1,368,944
*   Electromed, Inc.............................................  2,300     13,110
*   Emergent BioSolutions, Inc..................................  7,615    393,543
*   Enanta Pharmaceuticals, Inc.................................  2,047    178,478
    Encompass Health Corp.......................................  2,644    170,406
*   Endo International P.L.C.................................... 31,188    233,910
#*  Enzo Biochem, Inc...........................................  1,646      5,712
#*  Evolent Health, Inc., Class A............................... 19,587    265,404
*   Exact Sciences Corp.........................................  9,953    982,262
*   Exelixis, Inc............................................... 36,889    725,238
*   Five Prime Therapeutics, Inc................................  4,115     45,594
*   FONAR Corp..................................................    776     15,396
*   Genomic Health, Inc.........................................    701     45,095
    Gilead Sciences, Inc........................................ 54,749  3,560,875
*   Globus Medical, Inc., Class A............................... 12,326    555,779
#*  GlycoMimetics, Inc..........................................  3,034     36,924
*   Haemonetics Corp............................................  7,487    653,465
#*  Halozyme Therapeutics, Inc..................................  9,227    148,831
*   Harvard Bioscience, Inc.....................................  3,317     12,837
#*  HealthEquity, Inc........................................... 10,034    679,803
*   HealthStream, Inc...........................................  4,750    124,355
#*  Henry Schein, Inc........................................... 14,144    906,065
#*  Heska Corp..................................................  1,107     85,970
    Hill-Rom Holdings, Inc...................................... 10,467  1,061,563
*   HMS Holdings Corp........................................... 13,644    415,187
*   Hologic, Inc................................................ 40,915  1,897,638
*   Horizon Pharma P.L.C........................................ 15,452    394,490
    Humana, Inc.................................................  9,650  2,464,706
*   ICU Medical, Inc............................................  2,147    488,442

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
*   IDEXX Laboratories, Inc.....................................   5,239 $ 1,215,448
*   Illumina, Inc...............................................   4,634   1,445,808
*   Incyte Corp.................................................   4,196     322,253
*   Innoviva, Inc...............................................  10,187     142,924
#*  Inogen, Inc.................................................   1,052      91,840
#*  Inovalon Holdings, Inc., Class A............................   3,820      51,685
*   Inspire Medical Systems, Inc................................   2,520     130,259
#*  Insulet Corp................................................   2,899     250,039
*   Integer Holdings Corp.......................................   4,357     301,025
#*  Integra LifeSciences Holdings Corp..........................   8,158     425,766
#*  Intra-Cellular Therapies, Inc...............................   2,471      32,543
*   Intuitive Surgical, Inc.....................................   4,323   2,207,453
#   Invacare Corp...............................................   3,836      28,386
#*  Ionis Pharmaceuticals, Inc..................................   9,517     707,399
*   IQVIA Holdings, Inc.........................................  14,470   2,009,883
*   Jazz Pharmaceuticals P.L.C..................................   5,949     772,002
    Johnson & Johnson........................................... 175,288  24,750,666
#*  Karyopharm Therapeutics, Inc................................   3,622      16,915
    Kewaunee Scientific Corp....................................     534      12,090
*   Kindred Biosciences, Inc....................................   1,675      14,891
*   Laboratory Corp. of America Holdings........................   9,338   1,493,333
#*  Lannett Co., Inc............................................     400       3,076
*   Lantheus Holdings, Inc......................................   7,641     184,607
#   LeMaitre Vascular, Inc......................................   4,355     125,772
*   LHC Group, Inc..............................................   5,841     648,993
#*  Ligand Pharmaceuticals, Inc.................................   1,699     213,819
#*  Lipocine, Inc...............................................   1,313       2,416
*   LivaNova P.L.C..............................................   4,817     331,843
    Luminex Corp................................................   6,816     155,473
*   MacroGenics, Inc............................................   2,879      48,281
#*  Madrigal Pharmaceuticals, Inc...............................     552      58,556
*   Magellan Health, Inc........................................   5,513     385,910
#*  Mallinckrodt P.L.C..........................................   8,123     125,582
*   Masimo Corp.................................................   6,732     876,170
    McKesson Corp...............................................  41,951   5,002,657
#*  Medidata Solutions, Inc.....................................   5,972     539,510
*   MEDNAX, Inc.................................................  16,172     452,331
*   Medpace Holdings, Inc.......................................   5,469     307,194
    Medtronic P.L.C.............................................  56,094   4,981,708
    Merck & Co., Inc............................................ 115,273   9,073,138
    Meridian Bioscience, Inc....................................   4,317      49,689
*   Merit Medical Systems, Inc..................................   6,597     370,619
#   Mesa Laboratories, Inc......................................     200      47,338
*   Mettler-Toledo International, Inc...........................   2,599   1,936,931
*   Minerva Neurosciences, Inc..................................   5,400      39,798
#*  Mirati Therapeutics, Inc....................................   1,129      67,164
*   Molina Healthcare, Inc......................................  21,102   2,735,452
*   Mylan NV....................................................   2,725      73,548
*   Myriad Genetics, Inc........................................   6,538     205,816
    National Research Corp......................................     931      36,849
*   Natus Medical, Inc..........................................   3,851     103,053
#*  Nektar Therapeutics.........................................  12,431     398,041
*   Neogen Corp.................................................   4,152     251,860
#*  NeoGenomics, Inc............................................   6,093     126,917
*   Neurocrine Biosciences, Inc.................................   2,000     144,480
#*  NewLink Genetics Corp.......................................   1,938       3,314
*   NextGen Healthcare, Inc.....................................   5,664     106,427
*   NuVasive, Inc...............................................   3,689     223,553
*   Nuvectra Corp...............................................     849       8,015

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
HEALTH CARE -- (Continued)
*   Omnicell, Inc...............................................   3,322 $  266,956
#*  OPKO Health, Inc............................................  72,128    172,386
*   OraSure Technologies, Inc...................................   3,692     34,926
*   Orthofix Medical, Inc.......................................   1,449     79,391
*   Otonomy, Inc................................................   3,300      8,844
#*  Ovid therapeutics, Inc......................................   4,442      9,062
#   Owens & Minor, Inc..........................................   6,914     23,577
*   Pacira BioSciences, Inc.....................................   1,924     76,614
#   Patterson Cos., Inc.........................................  11,046    241,245
#*  PDL BioPharma, Inc..........................................  17,391     56,869
#*  Penumbra, Inc...............................................   1,530    205,785
    PerkinElmer, Inc............................................   8,081    774,483
    Perrigo Co. P.L.C...........................................   5,376    257,618
*   Pfenex, Inc.................................................   2,224     12,877
    Pfizer, Inc................................................. 238,848  9,699,617
    Phibro Animal Health Corp., Class A.........................     893     30,996
*   PRA Health Sciences, Inc....................................  12,365  1,197,179
*   Premier, Inc., Class A......................................  12,776    424,546
#*  Prestige Consumer Healthcare, Inc...........................   5,817    171,136
*   Prothena Corp. P.L.C........................................   8,464     88,026
*   Providence Service Corp. (The)..............................   1,646    109,179
    Psychemedics Corp...........................................     600      6,894
    Quest Diagnostics, Inc......................................   8,777    845,927
*   Quidel Corp.................................................   2,190    140,029
#*  Quorum Health Corp..........................................   3,733      7,653
*   Ra Pharmaceuticals, Inc.....................................   1,700     37,740
*   RadNet, Inc.................................................   5,858     70,940
*   Regeneron Pharmaceuticals, Inc..............................   4,120  1,413,737
#*  REGENXBIO, Inc..............................................   4,538    228,715
#*  Repligen Corp...............................................   5,247    353,543
#   ResMed, Inc.................................................  10,493  1,096,623
*   Retrophin, Inc..............................................   3,350     63,918
#*  Rhythm Pharmaceuticals, Inc.................................   2,267     57,310
*   RTI Surgical Holdings, Inc..................................   7,852     42,479
#*  Sage Therapeutics, Inc......................................   3,963    666,695
#*  Sangamo Therapeutics, Inc...................................   7,200     84,168
#*  Sarepta Therapeutics, Inc...................................   1,768    206,750
*   SeaSpine Holdings Corp......................................     289      4,257
#*  Seattle Genetics, Inc.......................................   3,292    223,132
*   Sierra Oncology, Inc........................................   5,140      7,710
    Simulations Plus, Inc.......................................   2,272     51,188
#*  Spectrum Pharmaceuticals, Inc...............................   6,748     63,229
*   STERIS P.L.C................................................   4,871    638,004
    Stryker Corp................................................  20,674  3,905,525
*   Supernus Pharmaceuticals, Inc...............................   4,614    169,472
*   Surmodics, Inc..............................................   1,314     57,080
#*  Syndax Pharmaceuticals, Inc.................................   5,336     38,152
#*  Syneos Health, Inc..........................................  16,667    782,182
#*  Synlogic, Inc...............................................   3,260     27,971
#*  Syros Pharmaceuticals, Inc..................................      52        376
    Taro Pharmaceutical Industries, Ltd.........................   3,672    394,409
#*  Teladoc Health, Inc.........................................   4,817    273,991
    Teleflex, Inc...............................................   2,178    623,300
*   Tetraphase Pharmaceuticals, Inc.............................   5,296      5,614
    Thermo Fisher Scientific, Inc...............................  20,586  5,711,586
#*  Tivity Health, Inc..........................................   7,661    165,631
*   Triple-S Management Corp., Class B..........................   2,100     47,712
#*  Ultragenyx Pharmaceutical Inc...............................     700     46,200
*   United Therapeutics Corp....................................   8,846    907,334

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------ ------------
HEALTH CARE -- (Continued)
    UnitedHealth Group, Inc..................................... 90,321 $ 21,051,115
    US Physical Therapy, Inc....................................  1,213      141,302
#   Utah Medical Products, Inc..................................    407       34,351
#*  Vanda Pharmaceuticals, Inc..................................  2,458       40,041
*   Varex Imaging Corp..........................................  5,760      189,158
*   Varian Medical Systems, Inc.................................  6,834      930,586
*   Veeva Systems, Inc., Class A................................  7,607    1,063,991
*   Vertex Pharmaceuticals, Inc.................................  8,064    1,362,655
*   Waters Corp.................................................  6,199    1,323,734
*   WellCare Health Plans, Inc..................................  8,932    2,307,582
#*  Wright Medical Group NV.....................................  7,475      221,036
#*  Xencor, Inc.................................................  3,723      114,333
*   Zafgen, Inc.................................................  2,872        7,352
    Zimmer Biomet Holdings, Inc................................. 16,347    2,013,296
    Zoetis, Inc................................................. 13,465    1,371,276
#*  Zogenix, Inc................................................  4,233      165,045
                                                                        ------------
TOTAL HEALTH CARE...............................................         245,022,754
                                                                        ------------
INDUSTRIALS -- (12.5%)
    3M Co....................................................... 24,489    4,640,910
#   AAON, Inc...................................................  9,209      462,384
    AAR Corp....................................................  6,170      208,361
    ABM Industries, Inc......................................... 22,609      858,464
*   Acacia Research Corp........................................  3,806       12,103
    ACCO Brands Corp............................................ 15,408      140,829
    Acme United Corp............................................    500       10,335
    Actuant Corp., Class A......................................  8,274      211,649
    Acuity Brands, Inc..........................................  8,573    1,254,487
#   ADT, Inc....................................................  8,222       54,183
    Advanced Drainage Systems, Inc..............................  7,577      212,535
*   AECOM....................................................... 39,064    1,324,270
*   Aegion Corp.................................................  9,894      196,990
#*  Aerojet Rocketdyne Holdings, Inc............................ 16,542      560,112
*   Aerovironment, Inc..........................................  2,565      175,856
    AGCO Corp................................................... 19,965    1,413,123
    Air Lease Corp.............................................. 33,211    1,280,616
*   Air Transport Services Group, Inc...........................  9,263      217,958
    Aircastle, Ltd.............................................. 27,355      544,912
    Alamo Group, Inc............................................  2,044      211,840
    Alaska Air Group, Inc....................................... 12,015      743,729
    Albany International Corp., Class A.........................  4,826      356,979
    Allegion P.L.C..............................................  7,618      755,934
    Allied Motion Technologies, Inc.............................    500       18,305
    Allison Transmission Holdings, Inc.......................... 27,079    1,268,922
    Altra Industrial Motion Corp................................ 11,440      428,886
    AMERCO......................................................  6,442    2,403,961
*   Ameresco, Inc., Class A.....................................  6,493       97,785
*   American Woodmark Corp......................................  2,700      242,811
    AMETEK, Inc................................................. 17,268    1,522,520
    AO Smith Corp............................................... 12,611      662,960
#   Apogee Enterprises, Inc.....................................  4,771      192,271
    Applied Industrial Technologies, Inc........................  9,233      553,426
*   ARC Document Solutions, Inc.................................  2,577        6,133
*   ARC Group Worldwide, Inc....................................  2,172        1,629
#   ArcBest Corp................................................  5,840      178,470
    Arconic, Inc................................................ 21,339      458,362
    Arcosa, Inc.................................................  6,644      206,828
    Argan, Inc..................................................  3,356      160,484
*   Armstrong Flooring, Inc.....................................  2,090       30,284

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    Armstrong World Industries, Inc.............................  6,607 $  572,629
*   ASGN, Inc................................................... 15,540    979,642
    Astec Industries, Inc.......................................  4,309    145,256
*   Astronics Corp..............................................  5,151    171,734
#*  Astronics Corp., Class B....................................  1,188     39,560
*   Atkore International Group, Inc............................. 12,360    306,034
*   Atlas Air Worldwide Holdings, Inc...........................  3,402    164,283
#*  Avis Budget Group, Inc...................................... 26,948    958,001
    AZZ, Inc....................................................  3,314    157,382
    Barnes Group, Inc...........................................  9,557    531,560
    Barrett Business Services, Inc..............................  1,389    101,203
#*  Beacon Roofing Supply, Inc.................................. 21,110    795,003
    BG Staffing, Inc............................................  2,546     59,500
*   Blue Bird Corp..............................................  2,016     34,897
*   BMC Stock Holdings, Inc..................................... 12,581    258,917
    Brady Corp., Class A........................................  5,547    270,638
    Briggs & Stratton Corp......................................  8,492    103,602
    Brink's Co. (The)........................................... 10,118    808,732
*   Builders FirstSource, Inc................................... 24,160    332,925
#   BWX Technologies, Inc....................................... 11,003    562,253
*   CAI International, Inc......................................  1,115     27,685
    Carlisle Cos., Inc..........................................  6,748    954,302
*   Casella Waste Systems, Inc., Class A........................  2,537     94,681
    Caterpillar, Inc............................................ 53,318  7,433,596
*   CBIZ, Inc...................................................  9,062    174,987
#*  CECO Environmental Corp.....................................  2,011     15,605
    CH Robinson Worldwide, Inc.................................. 13,697  1,109,457
*   Chart Industries, Inc.......................................  5,655    499,167
#*  Cimpress NV.................................................  4,714    426,146
    Cintas Corp.................................................  8,963  1,946,226
#*  CIRCOR International, Inc...................................  2,327     78,466
*   Civeo Corp.................................................. 14,984     30,118
*   Clean Harbors, Inc.......................................... 11,131    845,956
#*  Colfax Corp................................................. 21,984    663,257
    Columbus McKinnon Corp......................................  3,885    152,914
    Comfort Systems USA, Inc....................................  9,955    538,566
*   Commercial Vehicle Group, Inc...............................  3,200     28,544
*   Continental Building Products, Inc..........................  4,160    106,704
    Copa Holdings SA, Class A...................................  4,130    343,864
*   Copart, Inc................................................. 25,291  1,702,590
*   CoStar Group, Inc...........................................  1,876    930,965
*   Covenant Transportation Group, Inc., Class A................  3,969     77,515
*   CPI Aerostructures, Inc.....................................  1,133      7,172
    CRA International, Inc......................................    684     35,623
    Crane Co.................................................... 12,658  1,076,563
*   CSW Industrials, Inc........................................  1,566     93,882
    CSX Corp.................................................... 15,877  1,264,286
    Cubic Corp..................................................  5,925    336,422
    Cummins, Inc................................................ 28,148  4,680,731
    Curtiss-Wright Corp.........................................  8,982  1,023,409
    Deere & Co.................................................. 19,898  3,295,706
    Deluxe Corp.................................................  9,552    427,165
    Donaldson Co., Inc.......................................... 26,476  1,417,525
    Douglas Dynamics, Inc.......................................  4,728    178,529
    Dover Corp.................................................. 14,709  1,442,070
*   Ducommun, Inc...............................................  1,219     49,467
*   DXP Enterprises, Inc........................................  5,236    224,572
*   Dycom Industries, Inc.......................................  6,464    320,550
    Eaton Corp. P.L.C........................................... 23,734  1,965,650

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
*   Echo Global Logistics, Inc..................................   5,738 $  131,630
    EMCOR Group, Inc............................................  11,929  1,003,706
    Emerson Electric Co.........................................  39,324  2,791,611
    Encore Wire Corp............................................   4,262    252,694
    EnerSys.....................................................   8,254    571,094
    Ennis, Inc..................................................   7,441    150,159
    EnPro Industries, Inc.......................................   2,521    187,361
    Equifax, Inc................................................  10,240  1,289,728
    ESCO Technologies, Inc......................................   3,707    278,025
#*  ExOne Co. (The).............................................   1,400     12,404
    Expeditors International of Washington, Inc.................  23,849  1,894,088
    Exponent, Inc...............................................  10,538    596,662
    Fastenal Co.................................................  30,668  2,163,627
    Federal Signal Corp.........................................  11,857    341,126
    FedEx Corp..................................................  10,527  1,994,445
    Flowserve Corp..............................................  16,573    812,574
    Fluor Corp..................................................  39,937  1,586,697
    Forrester Research, Inc.....................................   4,222    214,731
    Fortive Corp................................................  18,658  1,610,932
    Fortune Brands Home & Security, Inc.........................  29,718  1,568,516
    Forward Air Corp............................................   5,320    336,862
*   Franklin Covey Co...........................................   1,000     28,510
    Franklin Electric Co., Inc..................................   8,686    424,398
*   FreightCar America, Inc.....................................   1,405      9,723
*   FTI Consulting, Inc.........................................   9,087    772,213
*   Gardner Denver Holdings, Inc................................  41,232  1,391,580
#   GATX Corp...................................................   5,242    404,315
*   Gencor Industries, Inc......................................   1,295     15,631
*   Generac Holdings, Inc.......................................  12,958    712,560
    General Dynamics Corp.......................................  19,112  3,415,697
    General Electric Co......................................... 283,570  2,883,907
*   Genesee & Wyoming, Inc., Class A............................   5,435    481,813
*   Gibraltar Industries, Inc...................................   5,794    229,848
    Global Brass & Copper Holdings, Inc.........................   5,644    244,893
*   GMS, Inc....................................................   8,137    143,374
*   Goldfield Corp. (The).......................................   3,131      7,327
    Gorman-Rupp Co. (The).......................................   3,775    125,708
*   GP Strategies Corp..........................................   2,804     35,695
    Graco, Inc..................................................  34,327  1,759,259
    GrafTech International, Ltd.................................  16,162    185,055
    Graham Corp.................................................     400      8,280
#   Granite Construction, Inc...................................   9,174    411,821
*   Great Lakes Dredge & Dock Corp..............................   9,514     97,328
    Greenbrier Cos., Inc. (The).................................   7,951    282,499
    Griffon Corp................................................   6,042    118,544
    H&E Equipment Services, Inc.................................  11,912    362,244
    Harris Corp.................................................  13,930  2,347,205
*   Harsco Corp.................................................  18,453    417,776
*   HD Supply Holdings, Inc.....................................  54,005  2,467,488
#   Healthcare Services Group, Inc..............................   8,956    303,161
    Heartland Express, Inc......................................  13,348    262,689
#   HEICO Corp..................................................   5,475    577,777
    HEICO Corp., Class A........................................   8,787    785,821
    Heidrick & Struggles International, Inc.....................   4,482    160,366
*   Herc Holdings, Inc..........................................   7,086    341,262
*   Heritage-Crystal Clean, Inc.................................   1,237     35,539
    Herman Miller, Inc..........................................  10,085    391,500
#*  Hertz Global Holdings, Inc..................................  20,432    371,454
    Hexcel Corp.................................................  13,257    937,402

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
*   Hill International, Inc.....................................  3,244 $    8,597
    Hillenbrand, Inc............................................ 10,474    450,591
    HNI Corp....................................................  7,765    285,053
    Honeywell International, Inc................................ 28,318  4,916,854
*   Houston Wire & Cable Co.....................................  1,900     11,761
*   Hub Group, Inc., Class A....................................  5,891    244,889
    Hubbell, Inc................................................ 11,619  1,482,584
*   Hudson Technologies, Inc....................................  2,424      3,272
    Huntington Ingalls Industries, Inc..........................  7,781  1,731,895
    Hurco Cos., Inc.............................................    600     23,598
*   Huron Consulting Group, Inc.................................  6,007    290,318
#*  Huttig Building Products, Inc...............................  2,740      7,480
    Hyster-Yale Materials Handling, Inc.........................  1,600    106,592
    ICF International, Inc......................................  4,658    362,718
    IDEX Corp...................................................  6,646  1,041,162
*   IES Holdings, Inc...........................................  1,364     23,884
    Illinois Tool Works, Inc.................................... 22,480  3,498,562
    Ingersoll-Rand P.L.C........................................ 25,462  3,121,896
*   InnerWorkings, Inc..........................................  7,179     24,265
    Insperity, Inc..............................................  8,343    997,489
    Insteel Industries, Inc.....................................  2,902     60,768
    Interface, Inc..............................................  9,097    145,916
    ITT, Inc.................................................... 29,854  1,807,660
    Jacobs Engineering Group, Inc............................... 17,514  1,365,041
    JB Hunt Transport Services, Inc.............................  6,551    618,938
*   JELD-WEN Holding, Inc.......................................  5,814    114,827
*   JetBlue Airways Corp........................................ 27,992    519,252
    John Bean Technologies Corp.................................  6,000    658,740
    Johnson Controls International P.L.C........................ 53,084  1,990,650
    Kadant, Inc.................................................  2,282    223,841
    Kaman Corp..................................................  5,016    310,541
    KAR Auction Services, Inc................................... 36,751  2,075,696
    Kelly Services, Inc., Class A...............................  7,921    176,321
    Kennametal, Inc............................................. 15,668    637,688
*   KeyW Holding Corp. (The).................................... 12,613    143,031
    Kforce, Inc.................................................  9,003    324,288
    Kimball International, Inc., Class B........................  5,382     84,282
*   Kirby Corp..................................................  1,689    138,025
#   Knight-Swift Transportation Holdings, Inc................... 15,929    531,232
    Knoll, Inc..................................................  6,267    136,871
    Korn Ferry.................................................. 10,355    486,892
#*  Kratos Defense & Security Solutions, Inc.................... 17,831    283,156
    L3 Technologies, Inc........................................  8,931  1,952,138
    Landstar System, Inc........................................  6,798    740,710
*   Lawson Products, Inc........................................    796     26,141
*   LB Foster Co., Class A......................................    958     20,587
#   Lennox International, Inc...................................  4,826  1,310,018
    Lincoln Electric Holdings, Inc.............................. 13,027  1,136,866
#   Lindsay Corp................................................  1,188    100,980
*   LS Starrett Co. (The), Class A..............................  1,000      7,210
#   LSC Communications, Inc.....................................  7,122     49,783
    LSI Industries, Inc.........................................  1,800      6,120
*   Lydall, Inc.................................................  2,892     71,172
#   Macquarie Infrastructure Corp...............................  6,266    253,836
*   Manitowoc Co., Inc. (The)...................................  5,741    102,534
    ManpowerGroup, Inc.......................................... 21,150  2,031,246
    Marten Transport, Ltd.......................................  5,543    109,641
    Masco Corp.................................................. 30,947  1,208,790
*   Masonite International Corp.................................  2,005    103,237

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
#*  MasTec, Inc................................................. 26,011 $1,317,457
    Matthews International Corp., Class A.......................  7,666    307,100
    McGrath RentCorp............................................  5,554    344,348
*   Mercury Systems, Inc........................................  6,295    459,661
*   Meritor, Inc................................................ 23,825    577,995
#*  Middleby Corp. (The)........................................  9,113  1,204,101
*   Milacron Holdings Corp...................................... 10,781    157,510
    Miller Industries, Inc......................................    900     29,772
*   Mistras Group, Inc..........................................  3,871     53,071
    Mobile Mini, Inc............................................ 11,404    410,772
    Moog, Inc., Class A.........................................  4,688    438,984
*   MRC Global, Inc............................................. 17,222    298,457
#   MSA Safety, Inc.............................................  5,336    586,480
    MSC Industrial Direct Co., Inc., Class A.................... 11,202    937,047
    Mueller Industries, Inc.....................................  5,807    169,390
    Mueller Water Products, Inc., Class A....................... 21,298    228,528
    Multi-Color Corp............................................  4,043    201,746
*   MYR Group, Inc..............................................  3,112    112,499
    Navigant Consulting, Inc....................................  6,703    153,029
*   Navistar International Corp................................. 14,569    497,386
*   NCI Building Systems, Inc...................................  7,677     43,912
    Nielsen Holdings P.L.C...................................... 89,327  2,280,518
*   NL Industries, Inc..........................................  1,570      5,574
#   NN, Inc.....................................................  3,098     28,006
#   Nordson Corp................................................ 11,500  1,678,425
    Northrop Grumman Corp....................................... 11,562  3,351,939
*   Northwest Pipe Co...........................................  1,100     26,367
#*  NOW, Inc.................................................... 26,596    388,834
*   NV5 Global, Inc.............................................  2,181    138,145
    nVent Electric P.L.C........................................ 17,052    476,603
    Old Dominion Freight Line, Inc..............................  5,315    793,423
#   Omega Flex, Inc.............................................    391     33,102
*   Orion Group Holdings, Inc...................................  1,224      3,170
    Oshkosh Corp................................................ 17,734  1,464,651
    PACCAR, Inc................................................. 99,177  7,108,016
*   PAM Transportation Services, Inc............................     48      2,401
    Parker-Hannifin Corp........................................ 13,602  2,463,050
    Park-Ohio Holdings Corp.....................................  1,124     41,172
*   Patrick Industries, Inc.....................................  4,554    227,108
*   Patriot Transportation Holding, Inc.........................    404      7,543
    Pentair P.L.C............................................... 33,442  1,303,904
*   PGT Innovations, Inc........................................  4,692     68,785
    Pitney Bowes, Inc........................................... 48,535    345,084
    Powell Industries, Inc......................................  1,050     30,713
    Preformed Line Products Co..................................    500     28,195
    Primoris Services Corp......................................  9,291    203,659
*   Proto Labs, Inc.............................................  3,531    387,668
#   Quad/Graphics, Inc..........................................  5,242     64,005
    Quanex Building Products Corp...............................  2,223     37,169
    Quanta Services, Inc........................................ 24,816  1,007,530
*   Radiant Logistics, Inc......................................  3,151     20,608
    Raven Industries, Inc.......................................  2,635    102,528
    Raytheon Co................................................. 29,224  5,189,890
*   RBC Bearings, Inc...........................................  3,481    478,812
    Regal Beloit Corp...........................................  8,638    734,921
*   Resideo Technologies, Inc...................................  9,762    221,597
    Resources Connection, Inc...................................  6,015     96,601
#   REV Group, Inc..............................................  2,821     35,798
*   Rexnord Corp................................................ 16,932    484,255

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    Robert Half International, Inc.............................. 40,675 $2,525,511
    Rockwell Automation, Inc.................................... 13,399  2,421,333
#   Rollins, Inc................................................ 23,535    910,098
    Roper Technologies, Inc.....................................  4,662  1,676,921
#   RR Donnelley & Sons Co......................................  3,608     16,669
    Rush Enterprises, Inc., Class A.............................  6,687    283,596
    Ryder System, Inc...........................................  9,464    596,232
*   Saia, Inc...................................................  3,500    225,365
    Schneider National, Inc., Class B........................... 11,758    245,742
#   Scorpio Bulkers, Inc........................................  5,386     28,977
*   Sensata Technologies Holding P.L.C.......................... 34,920  1,743,905
#*  SiteOne Landscape Supply, Inc............................... 11,088    746,222
    Snap-on, Inc................................................  8,970  1,509,472
*   SP Plus Corp................................................  2,747     94,826
    Spartan Motors, Inc.........................................  3,151     29,304
    Spirit AeroSystems Holdings, Inc., Class A.................. 17,232  1,497,461
*   SPX Corp....................................................  6,561    239,477
*   SPX FLOW, Inc...............................................  7,258    260,853
    Standex International Corp..................................  1,282     84,702
    Stanley Black & Decker, Inc................................. 16,396  2,403,654
    Steelcase, Inc., Class A.................................... 15,524    268,410
*   Sterling Construction Co., Inc..............................  1,372     18,604
    Sun Hydraulics Corp.........................................  3,372    176,490
#*  Sunrun, Inc................................................. 29,639    450,809
    Systemax, Inc............................................... 13,866    314,897
#*  Team, Inc...................................................  3,960     66,924
*   Teledyne Technologies, Inc..................................  4,554  1,131,715
    Tennant Co..................................................  1,764    117,094
    Terex Corp.................................................. 11,874    395,760
    Tetra Tech, Inc.............................................  8,750    566,300
*   Textainer Group Holdings, Ltd...............................  1,000      9,590
    Textron, Inc................................................ 30,651  1,624,503
*   Thermon Group Holdings, Inc.................................  3,145     81,110
    Timken Co. (The)............................................ 13,819    662,621
    Titan International, Inc....................................  6,299     43,652
*   Titan Machinery, Inc........................................  1,852     31,854
    Toro Co. (The).............................................. 26,381  1,929,770
*   TPI Composites, Inc.........................................  6,062    187,619
*   TransDigm Group, Inc........................................  3,741  1,805,107
    TransUnion.................................................. 14,933  1,040,083
*   Trex Co., Inc...............................................  4,022    278,604
*   TriMas Corp.................................................  4,787    148,062
*   TriNet Group, Inc........................................... 25,641  1,598,460
#   Trinity Industries, Inc..................................... 28,599    616,594
    Triton International, Ltd................................... 26,095    859,830
#   Triumph Group, Inc..........................................  7,373    174,961
*   TrueBlue, Inc...............................................  9,340    225,654
#*  Tutor Perini Corp........................................... 10,903    217,733
*   Twin Disc, Inc..............................................  1,000     18,940
    UniFirst Corp...............................................  2,349    371,447
    Union Pacific Corp.......................................... 10,445  1,849,183
    United Parcel Service, Inc., Class B........................ 29,623  3,146,555
*   United Rentals, Inc......................................... 14,693  2,070,538
    United Technologies Corp.................................... 48,235  6,878,793
#*  Univar, Inc................................................. 37,328    833,534
    Universal Forest Products, Inc..............................  9,153    338,203
    Universal Logistics Holdings, Inc...........................  1,639     40,024
*   USA Truck, Inc..............................................  1,300     18,512
    Valmont Industries, Inc.....................................  3,833    516,842

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
*   Vectrus, Inc................................................     888 $     36,008
    Verisk Analytics, Inc.......................................  23,307    3,289,550
*   Veritiv Corp................................................   2,117       59,043
    Viad Corp...................................................   2,443      149,780
#*  Vicor Corp..................................................   2,080       78,021
    VSE Corp....................................................   1,028       31,426
    Wabash National Corp........................................   8,546      128,874
*   WABCO Holdings, Inc.........................................  11,076    1,466,905
#   Wabtec Corp.................................................  16,129    1,194,675
*   WageWorks, Inc..............................................   3,504      170,960
    Watsco, Inc.................................................   5,603      887,907
    Watts Water Technologies, Inc., Class A.....................   4,478      383,272
#*  Welbilt, Inc................................................  19,187      322,917
    Werner Enterprises, Inc.....................................  13,608      455,868
*   Wesco Aircraft Holdings, Inc................................  14,445      121,916
*   WESCO International, Inc....................................  14,356      821,737
#*  Willdan Group, Inc..........................................     407       16,089
*   Willis Lease Finance Corp...................................     474       23,567
    Woodward, Inc...............................................  11,090    1,207,701
#   WW Grainger, Inc............................................   9,528    2,686,896
#*  XPO Logistics, Inc..........................................  16,377    1,114,946
    Xylem, Inc..................................................  18,944    1,579,930
#*  YRC Worldwide, Inc..........................................   3,057       20,818
                                                                         ------------
TOTAL INDUSTRIALS...............................................          256,898,960
                                                                         ------------
INFORMATION TECHNOLOGY -- (20.1%)
*   Acacia Communications, Inc..................................   6,401      370,490
    Accenture P.L.C., Class A...................................  43,563    7,957,653
*   ACI Worldwide, Inc..........................................  18,655      662,626
*   Adobe, Inc..................................................  24,327    7,036,585
    ADTRAN, Inc.................................................   9,073      155,511
#*  Advanced Micro Devices, Inc.................................  51,855    1,432,754
*   Agilysys, Inc...............................................   1,572       30,072
*   Akamai Technologies, Inc....................................  10,100      808,606
#*  Alarm.com Holdings, Inc.....................................   5,868      415,924
    Alliance Data Systems Corp..................................   8,722    1,396,392
    Amdocs, Ltd.................................................  19,391    1,068,056
    American Software, Inc., Class A............................   1,400       18,130
*   Amkor Technology, Inc.......................................  32,186      291,605
*   Amtech Systems, Inc.........................................   1,892       12,525
    Analog Devices, Inc.........................................  11,088    1,288,869
*   Anixter International, Inc..................................   7,471      469,702
*   ANSYS, Inc..................................................   6,254    1,224,533
*   Appfolio, Inc., Class A.....................................   1,445      140,324
    Apple, Inc.................................................. 377,101   75,672,858
    Applied Materials, Inc......................................  71,884    3,167,928
#*  Applied Optoelectronics, Inc................................     821       10,279
*   Arista Networks, Inc........................................   2,918      911,262
*   Arlo Technologies, Inc......................................  11,974       47,537
*   Arrow Electronics, Inc......................................  19,908    1,682,425
*   Aspen Technology, Inc.......................................   7,663      934,196
#*  Asure Software, Inc.........................................   1,020        7,099
#*  Atlassian Corp. P.L.C., Class A.............................   1,914      210,827
*   Autodesk, Inc...............................................  13,118    2,337,759
    Automatic Data Processing, Inc..............................  32,663    5,369,471
#*  Avaya Holdings Corp.........................................  14,823      282,823
*   Avid Technology, Inc........................................   2,813       21,379
    Avnet, Inc..................................................  21,529    1,046,525
*   Aware, Inc..................................................     500        1,655

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   AXT, Inc....................................................   2,116 $    12,061
    Badger Meter, Inc...........................................   2,964     164,443
    Bel Fuse, Inc., Class B.....................................     878      20,809
    Belden, Inc.................................................   5,498     305,414
    Benchmark Electronics, Inc..................................   8,185     221,241
*   Black Knight, Inc...........................................  17,616     993,895
    Blackbaud, Inc..............................................   6,067     481,052
    Booz Allen Hamilton Holding Corp............................  21,189   1,256,296
*   Bottomline Technologies De, Inc.............................   3,516     177,804
    Broadcom, Inc...............................................  13,540   4,311,136
    Broadridge Financial Solutions, Inc.........................  11,542   1,363,456
    Brooks Automation, Inc......................................   7,442     279,149
    Cabot Microelectronics Corp.................................   3,765     475,331
*   CACI International, Inc., Class A...........................   4,202     819,138
*   Cadence Design Systems, Inc.................................  20,582   1,427,979
*   CalAmp Corp.................................................   2,229      32,566
*   Calix, Inc..................................................   5,447      37,312
#*  Carbonite, Inc..............................................   6,338     155,471
*   Cardtronics P.L.C., Class A.................................  10,306     368,543
    Cass Information Systems, Inc...............................   1,580      77,941
    CDK Global, Inc.............................................  18,357   1,107,294
    CDW Corp....................................................  15,481   1,634,794
*   CEVA, Inc...................................................   2,935      73,933
*   Ciena Corp..................................................  30,944   1,187,012
*   Cirrus Logic, Inc...........................................   3,978     189,273
    Cisco Systems, Inc.......................................... 249,827  13,977,821
*   Cision, Ltd.................................................  19,436     234,398
    Citrix Systems, Inc.........................................  13,329   1,345,696
*   Clearfield, Inc.............................................   1,200      17,688
#   ClearOne, Inc...............................................   1,716       3,655
    Cognex Corp.................................................  10,793     544,291
    Cognizant Technology Solutions Corp., Class A...............  37,602   2,743,442
#*  Coherent, Inc...............................................   3,204     474,224
    Cohu, Inc...................................................   5,249      77,843
*   CommScope Holding Co., Inc..................................   8,901     220,567
*   CommVault Systems, Inc......................................   3,665     192,779
*   Computer Task Group, Inc....................................   2,600      12,038
    Comtech Telecommunications Corp.............................   4,990     117,415
*   Conduent, Inc...............................................  31,474     403,811
*   Control4 Corp...............................................   4,003      69,692
*   CoreLogic, Inc..............................................  16,467     668,725
#*  Coupa Software, Inc.........................................   3,310     342,022
*   Cray, Inc...................................................   2,625      68,933
    CSG Systems International, Inc..............................   7,754     346,216
*   CyberOptics Corp............................................     483       8,568
    Daktronics, Inc.............................................   4,036      30,593
*   Dell Technologies, Class C..................................   4,900     330,309
#*  Diebold Nixdorf, Inc........................................   3,154      31,824
*   Digi International, Inc.....................................   2,612      33,616
    Dolby Laboratories, Inc., Class A...........................   5,867     379,536
#*  Dropbox, Inc., Class A......................................   1,900      46,322
*   DSP Group, Inc..............................................   1,896      27,094
    DXC Technology Co...........................................  41,096   2,701,651
#   Ebix, Inc...................................................   2,775     140,082
*   EchoStar Corp., Class A.....................................   8,357     333,026
*   Electronics for Imaging, Inc................................   8,510     316,487
*   EMCORE Corp.................................................   1,184       4,641
*   Endurance International Group Holdings, Inc.................  39,008     215,714
#   Entegris, Inc...............................................  10,757     439,531

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Envestnet, Inc..............................................   3,721 $   264,154
*   EPAM Systems, Inc...........................................   7,371   1,322,063
*   ePlus, Inc..................................................   2,542     239,685
#*  Euronet Worldwide, Inc......................................   8,835   1,324,278
    EVERTEC, Inc................................................  19,384     606,913
*   ExlService Holdings, Inc....................................   6,245     370,953
*   Extreme Networks, Inc.......................................   3,197      25,576
*   F5 Networks, Inc............................................   5,859     919,277
*   Fabrinet....................................................   3,800     229,976
*   Fair Isaac Corp.............................................   4,534   1,268,386
*   FARO Technologies, Inc......................................   3,724     209,475
    Fidelity National Information Services, Inc.................  19,035   2,206,728
*   Finisar Corp................................................  20,405     491,965
*   First Data Corp., Class A...................................  55,858   1,444,488
#*  Fiserv, Inc.................................................  29,825   2,601,933
#*  Fitbit, Inc., Class A.......................................  36,521     192,831
*   FleetCor Technologies, Inc..................................   8,800   2,296,360
*   Flex, Ltd...................................................  54,516     601,857
    FLIR Systems, Inc...........................................  12,692     671,914
*   FormFactor, Inc.............................................  11,485     217,641
*   Fortinet, Inc...............................................  10,500     980,910
*   Frequency Electronics, Inc..................................   1,723      20,762
*   Gartner, Inc................................................   7,263   1,154,599
    Genpact, Ltd................................................  25,252     916,648
    Global Payments, Inc........................................  11,359   1,659,209
    GlobalSCAPE, Inc............................................   2,764      20,923
*   Globant SA..................................................   4,454     374,091
*   GoDaddy, Inc., Class A......................................  10,571     861,536
*   GSI Technology, Inc.........................................   2,247      18,268
#*  GTT Communications, Inc.....................................   9,048     379,564
*   Guidewire Software, Inc.....................................   6,614     704,391
    Hackett Group, Inc. (The)...................................   4,000      61,400
*   Harmonic, Inc...............................................   9,882      55,932
    Hewlett Packard Enterprise Co............................... 144,284   2,281,130
    HP, Inc.....................................................  95,782   1,910,851
#*  HubSpot, Inc................................................   1,883     347,395
#*  Ichor Holdings, Ltd.........................................   4,111     103,515
*   Immersion Corp..............................................   4,600      43,470
#*  Infinera Corp...............................................  27,228     118,170
#*  Inphi Corp..................................................   3,230     147,482
*   Insight Enterprises, Inc....................................   6,419     363,187
    Intel Corp.................................................. 238,699  12,183,197
    InterDigital, Inc...........................................   3,428     224,157
*   Internap Corp...............................................     200         788
    International Business Machines Corp........................  71,654  10,050,907
*   Intevac, Inc................................................   1,900       9,101
    Intuit, Inc.................................................  21,758   5,462,563
*   Itron, Inc..................................................   5,355     287,349
#   j2 Global, Inc..............................................  10,355     907,305
    Jabil, Inc..................................................  17,553     530,276
    Jack Henry & Associates, Inc................................   5,680     846,661
    Juniper Networks, Inc.......................................  31,636     878,532
    KBR, Inc....................................................  44,438     987,412
*   Key Tronic Corp.............................................     334       1,854
*   Keysight Technologies, Inc..................................   9,178     798,761
*   Kimball Electronics, Inc....................................   1,207      18,262
    KLA-Tencor Corp.............................................  16,983   2,164,993
*   Knowles Corp................................................  14,303     270,041
#*  Kopin Corp..................................................   5,600       7,000

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Kulicke & Soffa Industries, Inc.............................   8,480 $   197,330
*   KVH Industries, Inc.........................................   1,119      10,966
    Lam Research Corp...........................................  22,819   4,733,345
*   Lattice Semiconductor Corp..................................   3,688      47,760
    Leidos Holdings, Inc........................................  16,707   1,227,630
*   Limelight Networks, Inc.....................................   9,772      29,023
*   LiveRamp Holdings, Inc......................................  12,127     707,368
    LogMeIn, Inc................................................   9,610     791,864
#*  Lumentum Holdings, Inc......................................   6,055     375,228
*   Luxoft Holding, Inc.........................................   1,045      61,049
#*  MagnaChip Semiconductor Corp................................   3,441      30,453
*   Manhattan Associates, Inc...................................   8,544     576,293
    ManTech International Corp., Class A........................   5,183     321,294
#   Marvell Technology Group, Ltd...............................  41,654   1,042,183
    Mastercard, Inc., Class A...................................  79,574  20,230,894
    MAXIMUS, Inc................................................  12,054     887,777
#*  MaxLinear, Inc..............................................   7,148     192,353
    Methode Electronics, Inc....................................   2,769      81,713
    Microsoft Corp.............................................. 316,759  41,368,725
*   MicroStrategy, Inc., Class A................................   1,106     165,568
*   Mimecast, Ltd...............................................   1,716      88,391
    MKS Instruments, Inc........................................   5,684     517,301
*   MoneyGram International, Inc................................   4,365      14,448
#*  MongoDB, Inc................................................   1,167     164,454
    Monolithic Power Systems, Inc...............................   2,310     359,690
    Monotype Imaging Holdings, Inc..............................   3,966      68,374
    Motorola Solutions, Inc.....................................  11,789   1,708,344
    MTS Systems Corp............................................   2,492     137,010
*   Nanometrics, Inc............................................   3,370     100,392
    National Instruments Corp...................................  16,237     764,763
#*  NCR Corp....................................................  25,960     751,542
    NetApp, Inc.................................................  24,218   1,764,281
*   NETGEAR, Inc................................................   6,047     187,638
*   Netscout Systems, Inc.......................................  17,095     502,593
#*  New Relic, Inc..............................................   2,518     264,994
    NIC, Inc....................................................   9,866     170,287
*   Novanta, Inc................................................   5,473     476,260
*   Nuance Communications, Inc..................................  44,026     740,958
#*  Nutanix, Inc., Class A......................................   5,770     249,206
    NVE Corp....................................................     386      36,983
    NVIDIA Corp.................................................  38,814   7,025,334
#*  Okta, Inc...................................................   2,062     214,510
*   OneSpan, Inc................................................   4,089      75,810
    Oracle Corp................................................. 161,963   8,961,413
*   OSI Systems, Inc............................................   3,192     287,695
*   Palo Alto Networks, Inc.....................................   1,958     487,209
#*  PAR Technology Corp.........................................   1,359      32,222
    Paychex, Inc................................................  25,045   2,111,544
#*  Paycom Software, Inc........................................   6,879   1,393,204
*   Paylocity Holding Corp......................................   3,759     362,931
*   PayPal Holdings, Inc........................................  41,196   4,645,673
    PC Connection, Inc..........................................   2,867     106,538
*   PCM, Inc....................................................     600      16,554
#*  PDF Solutions, Inc..........................................   2,200      28,556
    Pegasystems, Inc............................................   6,779     508,493
*   Perficient, Inc.............................................   2,924      86,083
    Perspecta, Inc..............................................  24,715     570,422
*   PFSweb, Inc.................................................   1,693       7,822
*   Photronics, Inc.............................................   6,810      63,605

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Pivotal Software, Inc., Class A.............................  6,142 $  133,281
    Plantronics, Inc............................................  5,841    300,695
    Power Integrations, Inc.....................................  2,673    211,220
    Presidio, Inc...............................................  5,748     86,335
*   PRGX Global, Inc............................................  1,900     15,238
    Progress Software Corp...................................... 11,017    502,485
*   Proofpoint, Inc.............................................  3,205    401,971
*   PTC, Inc....................................................  3,649    330,125
#*  Pure Storage, Inc., Class A................................. 17,880    408,737
    QAD, Inc., Class A..........................................  1,155     54,135
    QUALCOMM, Inc............................................... 93,233  8,030,158
*   Qualys, Inc.................................................  4,646    419,348
*   Rambus, Inc.................................................  9,125    104,573
*   RealNetworks, Inc...........................................  2,200      5,720
#*  RealPage, Inc...............................................  9,172    598,106
*   Red Hat, Inc................................................ 11,295  2,061,676
*   Ribbon Communications, Inc..................................  4,779     25,615
    Richardson Electronics, Ltd.................................    500      2,925
*   RingCentral, Inc., Class A..................................  3,191    371,337
*   Rudolph Technologies, Inc...................................  3,224     77,989
    Sabre Corp.................................................. 60,957  1,265,467
*   salesforce.com, Inc......................................... 17,615  2,912,640
    Sapiens International Corp. NV..............................  1,234     18,967
*   ScanSource, Inc.............................................  5,587    210,351
    Science Applications International Corp..................... 13,135    984,468
*   Seachange International, Inc................................  5,000      6,650
*   Semtech Corp................................................  5,448    293,484
*   ServiceNow, Inc.............................................  4,508  1,223,967
*   ServiceSource International, Inc............................  4,898      5,192
*   Silicon Laboratories, Inc...................................  3,324    357,862
*   Splunk, Inc.................................................  4,996    689,648
*   SPS Commerce, Inc...........................................  1,467    152,187
*   Square, Inc., Class A.......................................  6,027    438,886
    SS&C Technologies Holdings, Inc............................. 28,153  1,904,832
*   StarTek, Inc................................................  1,400      9,660
*   Stratasys, Ltd..............................................  6,894    160,286
*   Super Micro Computer, Inc...................................  4,918    110,262
*   Sykes Enterprises, Inc...................................... 10,168    282,162
    Symantec Corp............................................... 13,395    324,293
*   Synaptics, Inc..............................................  2,318     87,319
*   Synchronoss Technologies, Inc...............................  5,296     28,492
    SYNNEX Corp................................................. 10,332  1,114,616
*   Synopsys, Inc............................................... 11,190  1,354,885
*   Tableau Software, Inc., Class A.............................  3,507    427,188
    TE Connectivity, Ltd........................................  5,294    506,371
*   Tech Data Corp..............................................  7,383    787,102
*   Telaria, Inc................................................  6,046     43,592
#*  Telenav, Inc................................................  2,293     14,285
*   Teradata Corp............................................... 23,082  1,049,539
    Teradyne, Inc............................................... 36,238  1,775,662
    TESSCO Technologies, Inc....................................    626     11,606
    TiVo Corp................................................... 15,131    141,777
    Total System Services, Inc.................................. 14,519  1,484,423
#*  Trade Desk, Inc. (The), Class A.............................  3,561    788,690
    TransAct Technologies, Inc..................................    300      2,826
    Travelport Worldwide, Ltd................................... 17,596    275,905
*   Trimble, Inc................................................ 27,255  1,112,549
    TTEC Holdings, Inc..........................................  5,825    212,379
#*  Twilio, Inc., Class A.......................................  4,085    560,217

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Tyler Technologies, Inc.....................................   2,943 $    682,511
#   Ubiquiti Networks, Inc......................................   6,969    1,187,866
*   Ultimate Software Group, Inc. (The).........................   2,236      739,333
*   Unisys Corp.................................................   6,140       68,829
#   Universal Display Corp......................................   2,110      336,756
*   Upland Software, Inc........................................     302       14,040
*   Verint Systems, Inc.........................................   9,133      551,542
*   VeriSign, Inc...............................................   8,351    1,648,905
#*  ViaSat, Inc.................................................   8,532      774,876
*   Viavi Solutions, Inc........................................  26,161      347,941
*   Virtusa Corp................................................   4,344      241,309
#   Visa, Inc., Class A......................................... 132,813   21,838,442
*   Vishay Precision Group, Inc.................................     335       12,686
    VMware, Inc., Class A.......................................   3,396      693,225
#   Western Union Co. (The).....................................  64,196    1,247,970
*   WEX, Inc....................................................   7,379    1,551,804
*   Workday, Inc., Class A......................................   3,194      656,782
*   Worldpay, Inc., Class A.....................................  11,884    1,392,924
    Xerox Corp..................................................  42,307    1,411,362
    Xilinx, Inc.................................................  20,922    2,513,569
    Xperi Corp..................................................   5,194      129,071
*   Zebra Technologies Corp., Class A...........................   6,971    1,471,857
*   Zendesk, Inc................................................   6,121      537,301
*   Zix Corp....................................................   2,090       17,034
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          412,689,652
                                                                         ------------
MATERIALS -- (3.2%)
*   AdvanSix, Inc...............................................   5,770      174,427
#*  AgroFresh Solutions, Inc....................................   3,791       12,093
#   Albemarle Corp..............................................  19,807    1,486,713
    American Vanguard Corp......................................   6,217       97,856
*   Ampco-Pittsburgh Corp.......................................   1,800        5,796
    AptarGroup, Inc.............................................  12,240    1,361,578
    Ashland Global Holdings, Inc................................  11,871      955,972
    Avery Dennison Corp.........................................  14,194    1,570,566
*   Axalta Coating Systems, Ltd.................................  81,217    2,191,235
    Balchem Corp................................................   4,275      433,955
    Ball Corp...................................................  50,863    3,048,728
    Bemis Co., Inc..............................................  15,938      915,160
*   Berry Global Group, Inc.....................................  34,122    2,006,374
    Boise Cascade Co............................................   9,523      263,692
    Celanese Corp...............................................   8,737      942,635
    Chase Corp..................................................   1,529      143,221
    Chemours Co. (The)..........................................  36,199    1,303,526
*   Clearwater Paper Corp.......................................   2,428       48,973
*   Coeur Mining, Inc...........................................  33,561      121,155
    Commercial Metals Co........................................   1,000       17,290
#   Compass Minerals International, Inc.........................   7,740      444,199
*   Crown Holdings, Inc.........................................  29,362    1,706,813
    Domtar Corp.................................................   5,740      280,686
*   Dow, Inc....................................................  15,066      854,694
    DowDuPont, Inc..............................................  38,209    1,469,136
    Eastman Chemical Co.........................................   5,734      452,298
    Ecolab, Inc.................................................  20,756    3,820,764
    Element Solutions, Inc......................................  57,074      619,824
*   Ferro Corp..................................................  22,476      401,646
    Ferroglobe P.L.C............................................   7,336       15,772
    FMC Corp....................................................  16,390    1,295,793
    FutureFuel Corp.............................................   5,003       73,494

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
MATERIALS -- (Continued)
#*  GCP Applied Technologies, Inc............................... 13,183 $  379,539
#   Graphic Packaging Holding Co................................ 38,248    530,882
    Greif, Inc., Class A........................................  7,653    302,447
    Greif, Inc., Class B........................................  1,339     65,142
    Hawkins, Inc................................................  1,225     45,215
    Haynes International, Inc...................................    347     11,212
    HB Fuller Co................................................ 13,059    639,499
    Hecla Mining Co............................................. 46,245     97,115
    Huntsman Corp............................................... 47,081  1,047,081
*   Ingevity Corp...............................................  6,430    739,514
    Innophos Holdings, Inc......................................  2,662     85,690
    Innospec, Inc...............................................  5,686    482,287
#   International Flavors & Fragrances, Inc..................... 12,364  1,703,636
    International Paper Co...................................... 37,204  1,741,519
*   Koppers Holdings, Inc.......................................  2,305     61,636
*   Kraton Corp.................................................  6,001    196,953
#   Kronos Worldwide, Inc....................................... 12,911    175,590
#*  Livent Corp................................................. 22,215    239,478
    Louisiana-Pacific Corp...................................... 23,248    582,362
*   LSB Industries, Inc.........................................  1,000      5,850
    LyondellBasell Industries NV, Class A....................... 13,162  1,161,283
#   Martin Marietta Materials, Inc..............................    998    221,456
    Materion Corp...............................................  3,829    222,197
    Mercer International, Inc...................................  9,541    135,101
    Minerals Technologies, Inc..................................  8,295    520,677
    Mosaic Co. (The)............................................ 13,356    348,725
    Myers Industries, Inc.......................................  8,836    158,076
    Neenah, Inc.................................................  3,136    212,778
#   NewMarket Corp..............................................  3,288  1,379,579
#   Newmont Goldcorp Corp....................................... 21,408    664,932
    Northern Technologies International Corp....................    500     13,240
*   OMNOVA Solutions, Inc.......................................  5,800     42,920
    Packaging Corp. of America..................................  9,427    934,781
    PH Glatfelter Co............................................  6,681    105,426
    PolyOne Corp................................................  7,683    212,358
    PPG Industries, Inc......................................... 32,938  3,870,215
*   PQ Group Holdings, Inc......................................  2,891     45,707
    Quaker Chemical Corp........................................  1,340    299,919
#   Rayonier Advanced Materials, Inc............................  8,900    132,076
    Reliance Steel & Aluminum Co................................ 19,853  1,825,682
#   Royal Gold, Inc.............................................  4,773    415,537
    RPM International, Inc...................................... 22,665  1,374,632
*   Ryerson Holding Corp........................................  4,643     40,162
    Schnitzer Steel Industries, Inc., Class A...................  4,535    107,570
#   Scotts Miracle-Gro Co. (The)................................ 15,624  1,328,352
#   Sealed Air Corp............................................. 33,303  1,552,586
#   Sensient Technologies Corp..................................  8,535    598,474
    Sherwin-Williams Co. (The)..................................  7,858  3,574,054
    Silgan Holdings, Inc........................................ 25,977    777,751
    Sonoco Products Co.......................................... 21,035  1,326,467
    Stepan Co...................................................  4,943    457,425
    Synalloy Corp...............................................    300      5,295
*   Trecora Resources...........................................    500      4,675
    Tredegar Corp...............................................  2,773     49,969
    Trinseo SA..................................................  9,167    412,057
*   UFP Technologies, Inc.......................................    760     27,664
*   Universal Stainless & Alloy Products, Inc...................    601      8,648
#*  US Concrete, Inc............................................  1,620     76,351
#   Valvoline, Inc.............................................. 50,091    926,684

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
MATERIALS -- (Continued)
*   Verso Corp., Class A........................................  2,362 $    52,720
    Vulcan Materials Co.........................................  6,992     881,761
    Westlake Chemical Corp......................................  4,791     334,172
    WestRock Co.................................................  8,916     342,196
    Worthington Industries, Inc.................................  9,898     397,207
#   WR Grace & Co...............................................  4,844     366,110
                                                                        -----------
TOTAL MATERIALS.................................................         65,614,358
                                                                        -----------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc....................................  8,184     193,306
#*  Altisource Portfolio Solutions SA...........................    510      12,072
*   CBRE Group, Inc., Class A................................... 56,884   2,961,950
    Consolidated-Tomoka Land Co.................................    572      35,464
*   FRP Holdings, Inc...........................................    837      42,428
    Griffin Industrial Realty, Inc..............................    600      21,906
    HFF, Inc., Class A..........................................  7,882     375,104
*   Howard Hughes Corp. (The)...................................  4,175     463,425
    Jones Lang LaSalle, Inc..................................... 11,152   1,723,765
*   JW Mays, Inc................................................    248       9,300
#   Kennedy-Wilson Holdings, Inc................................  4,457      96,004
*   Marcus & Millichap, Inc.....................................  6,835     294,588
#*  Maui Land & Pineapple Co., Inc..............................  7,404      88,626
    Newmark Group, Inc., Class A................................ 15,617     133,057
*   Rafael Holdings, Inc., Class B..............................  1,730      28,026
    RE/MAX Holdings, Inc., Class A..............................  3,270     141,689
#   Realogy Holdings Corp....................................... 19,187     249,815
    RMR Group, Inc. (The), Class A..............................  3,772     218,172
#*  St Joe Co. (The)............................................  5,730      97,639
*   Stratus Properties, Inc.....................................    321       8,596
                                                                        -----------
TOTAL REAL ESTATE...............................................          7,194,932
                                                                        -----------
UTILITIES -- (1.0%)
    American States Water Co....................................  9,309     662,521
    American Water Works Co., Inc............................... 20,355   2,202,207
#   Aqua America, Inc........................................... 51,698   2,019,324
    Atmos Energy Corp........................................... 10,082   1,031,792
    California Water Service Group.............................. 11,633     586,187
    Chesapeake Utilities Corp...................................  4,529     419,567
#   Clearway Energy, Inc., Class A..............................  5,815      89,376
    Clearway Energy, Inc., Class C.............................. 10,478     166,286
    Connecticut Water Service, Inc..............................  3,157     216,475
    Consolidated Edison, Inc.................................... 26,699   2,300,386
    Consolidated Water Co., Ltd.................................    163       2,064
    Eversource Energy........................................... 36,091   2,586,281
    Genie Energy, Ltd., Class B.................................    102         886
    Middlesex Water Co..........................................  3,825     221,812
    New Jersey Resources Corp................................... 18,798     941,404
    Northwest Natural Holding Co................................  6,141     410,771
    ONE Gas, Inc................................................  9,892     875,640
    Ormat Technologies, Inc..................................... 11,734     684,796
    Pattern Energy Group, Inc., Class A......................... 27,600     638,112
*   PG&E Corp................................................... 34,715     781,782
    SJW Group...................................................  5,899     366,092
#   South Jersey Industries, Inc................................ 22,212     713,449
    Southwest Gas Holdings, Inc................................. 13,412   1,115,744
    Spire, Inc.................................................. 10,026     844,089
    TerraForm Power, Inc., Class A.............................. 42,205     572,300
    UGI Corp.................................................... 14,609     796,337

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                    SHARES       VALUE+
                                                                   --------- --------------
UTILITIES -- (Continued)
      Unitil Corp.................................................     2,002 $      113,934
      York Water Co. (The)........................................     1,961         66,733
                                                                             --------------
TOTAL UTILITIES...................................................               21,426,347
                                                                             --------------
TOTAL COMMON STOCKS...............................................            1,954,852,560
                                                                             --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 2,576,036      2,576,036
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (4.8%)
@(S)  The DFA Short Term Investment Fund.......................... 8,563,297     99,085,908
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,534,532,514)...........................................           $2,056,514,504
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
Common Stocks
   Communication Services.................... $  193,830,085          --   --    $  193,830,085
   Consumer Discretionary....................    277,289,336 $       300   --       277,289,636
   Consumer Staples..........................    107,544,041          --   --       107,544,041
   Energy....................................     35,197,252          --   --        35,197,252
   Financials................................    332,144,063         480   --       332,144,543
   Health Care...............................    245,022,754          --   --       245,022,754
   Industrials...............................    256,898,960          --   --       256,898,960
   Information Technology....................    412,689,652          --   --       412,689,652
   Materials.................................     65,614,358          --   --        65,614,358
   Real Estate...............................      7,194,932          --   --         7,194,932
   Utilities.................................     21,426,347          --   --        21,426,347
Temporary Cash Investments...................      2,576,036          --   --         2,576,036
Securities Lending Collateral................             --  99,085,908   --        99,085,908
                                              -------------- -----------   --    --------------
TOTAL........................................ $1,957,427,816 $99,086,688   --    $2,056,514,504
                                              ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
COMMON STOCKS -- (91.4%)
AUSTRALIA -- (4.8%)
#   A2B Australia, Ltd..........................................  17,255 $   24,347
    Accent Group, Ltd...........................................  35,171     40,059
#   Adairs, Ltd.................................................   7,029      9,295
#   Ainsworth Game Technology, Ltd..............................  11,413      6,637
    ALS, Ltd....................................................  90,498    507,307
    Altium, Ltd.................................................  15,373    367,389
#   AMA Group, Ltd..............................................  28,681     23,282
#*  Amaysim Australia, Ltd......................................  24,391     11,344
    Amcor, Ltd.................................................. 123,834  1,399,800
#   AMP, Ltd.................................................... 613,224    982,958
    AP Eagers, Ltd..............................................  13,391     81,922
    APA Group...................................................  62,345    423,209
#   Apollo Tourism & Leisure, Ltd...............................  13,090      8,013
    Appen, Ltd..................................................  16,246    291,014
#   ARB Corp., Ltd..............................................   5,263     67,315
    Ardent Leisure Group, Ltd...................................  30,005     27,060
    Aristocrat Leisure, Ltd.....................................  29,760    547,839
    Atlas Arteria, Ltd..........................................  92,106    454,826
#   AUB Group, Ltd..............................................   3,107     27,729
*   Aurelia Metals, Ltd.........................................  31,225     16,430
    Ausdrill, Ltd............................................... 150,951    174,815
    Austal, Ltd.................................................  74,939    141,139
    Australia & New Zealand Banking Group, Ltd..................  77,845  1,493,423
    Australian Finance Group, Ltd...............................  11,264      9,533
    Australian Pharmaceutical Industries, Ltd................... 123,165    125,117
    Auswide Bank, Ltd...........................................   3,218     11,168
#   Automotive Holdings Group, Ltd..............................  56,315     95,403
    Aveo Group..................................................  57,209     86,005
    Bank of Queensland, Ltd.....................................  16,223    106,027
#   Bapcor, Ltd.................................................  50,491    202,743
    Beach Energy, Ltd........................................... 639,902    959,564
    Bell Financial Group, Ltd...................................  28,791     15,239
#*  Bellamy's Australia, Ltd....................................   6,252     47,542
#   Bingo Industries, Ltd.......................................  47,858     56,918
#   Blackmores, Ltd.............................................   3,409    222,261
    Boral, Ltd..................................................  31,280    107,091
    Brambles, Ltd............................................... 108,493    921,940
    Bravura Solutions, Ltd......................................  20,290     82,647
    Breville Group, Ltd.........................................  12,856    174,240
    Brickworks, Ltd.............................................   6,749     77,881
#   BWX, Ltd....................................................   6,995     10,670
    Caltex Australia, Ltd.......................................  87,688  1,681,441
    Capitol Health, Ltd.........................................  85,927     16,037
*   Cardno, Ltd.................................................  42,097     29,550
    carsales.com, Ltd...........................................  37,290    354,258
*   Cash Converters International, Ltd..........................  25,015      2,732
    Cedar Woods Properties, Ltd.................................  15,202     61,062
    Challenger, Ltd............................................. 101,476    587,440
#   Citadel Group, Ltd. (The)...................................   2,860     13,874
    Clean Seas Seafood, Ltd.....................................  14,344      9,763
    Clinuvel Pharmaceuticals, Ltd...............................   2,590     43,728
    Coca-Cola Amatil, Ltd.......................................  72,716    451,064
    Cochlear, Ltd...............................................   4,720    623,913
#   Codan, Ltd..................................................   6,374     14,619
*   Coles Group, Ltd............................................ 100,360    892,321

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
    Collection House, Ltd.......................................  24,532 $   22,670
    Collins Foods, Ltd..........................................  12,859     67,608
    Commonwealth Bank of Australia..............................  67,144  3,528,767
    Computershare, Ltd..........................................  48,660    612,155
#*  Cooper Energy, Ltd..........................................  77,798     29,598
#   Corporate Travel Management, Ltd............................  10,572    198,922
#   Credit Corp. Group, Ltd.....................................   8,405    141,414
    Crown Resorts, Ltd..........................................  18,425    172,716
*   CSG, Ltd....................................................  27,740      3,516
    CSL, Ltd....................................................  16,272  2,282,340
    CSR, Ltd.................................................... 106,659    267,938
    Data#3, Ltd.................................................   4,250      5,338
    Decmil Group, Ltd...........................................  13,977      9,318
#   Dicker Data, Ltd............................................   5,460     16,285
#   Domain Holdings Australia, Ltd..............................  47,193     89,957
#   Domino's Pizza Enterprises, Ltd.............................   5,648    171,210
    Downer EDI, Ltd.............................................   5,695     31,094
    DuluxGroup, Ltd.............................................  89,595    615,940
    DWS, Ltd....................................................  10,135      7,290
    Eclipx Group, Ltd...........................................  56,400     40,382
    Elanor Investor Group.......................................   5,147      6,819
    Elders, Ltd.................................................  25,964    110,658
#   Emeco Holdings, Ltd.........................................  13,674     20,081
*   EML Payments, Ltd...........................................  20,274     28,041
    EQT Holdings, Ltd...........................................   2,271     43,730
    Estia Health, Ltd...........................................  19,070     38,866
    EVENT Hospitality and Entertainment, Ltd....................  14,335    132,440
    Evolution Mining, Ltd....................................... 106,933    241,046
    FlexiGroup, Ltd.............................................  52,945     52,146
    Flight Centre Travel Group, Ltd.............................   9,828    266,232
    Fortescue Metals Group, Ltd................................. 409,002  2,066,771
    Freedom Foods Group, Ltd....................................   4,272     15,638
#*  Galaxy Resources, Ltd.......................................  28,503     29,416
    Genworth Mortgage Insurance Australia, Ltd..................  51,269     86,466
#*  Gold Road Resources, Ltd....................................  19,058     12,586
    GUD Holdings, Ltd...........................................   8,605     71,705
#   GWA Group, Ltd..............................................  37,983     90,211
    Hansen Technologies, Ltd....................................  35,326     75,027
#   Harvey Norman Holdings, Ltd.................................  78,630    231,182
    Healius, Ltd................................................ 108,684    238,925
    Healthscope, Ltd............................................  58,768    101,535
    Helloworld Travel, Ltd......................................   2,504      7,791
#   HT&E, Ltd...................................................  55,611     67,844
#   HUB24, Ltd..................................................   3,753     39,716
    Huon Aquaculture Group, Ltd.................................   3,674     12,244
    Iluka Resources, Ltd........................................  37,003    225,800
    Imdex, Ltd..................................................  15,311     11,232
#   IMF Bentham, Ltd............................................  36,088     70,334
    Independence Group NL....................................... 110,186    347,370
    Infigen Energy.............................................. 229,945     74,651
    Infomedia, Ltd..............................................  21,693     27,389
#   Inghams Group, Ltd..........................................  27,394     85,962
    Insurance Australia Group, Ltd.............................. 204,269  1,135,014
    Integral Diagnostics, Ltd...................................  10,572     22,836
#   Integrated Research, Ltd....................................   8,063     14,123
#   InvoCare, Ltd...............................................  20,340    219,466
    IOOF Holdings, Ltd..........................................  33,814    154,786
    IPH, Ltd....................................................  12,754     64,163
    IRESS, Ltd..................................................  24,659    249,240

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
#*  iSelect, Ltd................................................  14,507 $    6,139
    iSentia Group, Ltd..........................................  11,748      1,784
    IVE Group, Ltd..............................................  30,196     46,409
#   James Hardie Industries P.L.C...............................  46,695    635,299
    Japara Healthcare, Ltd......................................  20,935     22,735
#   JB Hi-Fi, Ltd...............................................  29,012    527,307
    Jumbo Interactive, Ltd......................................   3,096     37,577
#*  Karoon Energy, Ltd..........................................  51,820     34,920
#   Kogan.com, Ltd..............................................   3,003     11,890
    LendLease Group.............................................  38,859    364,395
    Lifestyle Communities, Ltd..................................   4,774     17,541
    Link Administration Holdings, Ltd........................... 137,560    737,865
#   Lovisa Holdings, Ltd........................................   3,086     21,952
    Lycopodium, Ltd.............................................   4,037     13,388
#*  Lynas Corp., Ltd............................................  59,157     82,606
    MACA, Ltd...................................................  13,065      9,492
*   Macmahon Holdings, Ltd......................................  77,872     10,723
    Macquarie Group, Ltd........................................  17,528  1,665,779
#   Magellan Financial Group, Ltd...............................  24,912    784,169
#   McMillan Shakespeare, Ltd...................................  26,557    248,375
    McPherson's, Ltd............................................  23,483     19,859
    Medibank Pvt, Ltd........................................... 307,743    620,214
#*  Mesoblast, Ltd..............................................  46,441     53,796
#*  Metals X, Ltd...............................................  30,022      5,937
    Metcash, Ltd................................................ 299,418    605,854
    Michael Hill International, Ltd.............................  11,133      5,026
    Mineral Resources, Ltd......................................  44,413    488,560
*   MMA Offshore, Ltd...........................................  57,644      7,107
#   MNF Group, Ltd..............................................   4,580     14,363
    Moelis Australia, Ltd.......................................   1,893      5,612
    Monadelphous Group, Ltd.....................................  20,090    268,294
    Monash IVF Group, Ltd.......................................  56,998     43,184
    Money3 Corp., Ltd...........................................  14,317     19,710
#   Mortgage Choice, Ltd........................................   6,312      3,784
    Mount Gibson Iron, Ltd......................................  33,294     28,069
#*  Myer Holdings, Ltd.......................................... 113,042     56,705
    MyState, Ltd................................................   3,303      9,813
    National Australia Bank, Ltd................................ 181,573  3,241,991
    Navigator Global Investments, Ltd...........................  13,844     39,154
    Newcrest Mining, Ltd........................................  11,939    210,905
    nib holdings, Ltd...........................................  77,443    313,947
#   Nick Scali, Ltd.............................................   4,897     21,841
    Nine Entertainment Co. Holdings, Ltd........................ 230,310    283,893
    Northern Star Resources, Ltd................................  98,959    573,027
    NRW Holdings, Ltd...........................................  72,305    149,855
#   Nufarm, Ltd.................................................  48,254    172,412
    OM Holdings, Ltd............................................  11,518      8,292
    oOh!media, Ltd..............................................  50,045    133,190
    Orica, Ltd..................................................  28,292    370,944
    Orora, Ltd.................................................. 306,315    654,540
    Ovato, Ltd..................................................  36,901      1,929
    OZ Minerals, Ltd............................................  34,317    241,635
    Pacific Current Group, Ltd..................................   3,822     12,742
    Pact Group Holdings, Ltd....................................  41,591     77,138
    Paragon Care, Ltd...........................................  15,431      4,786
    Peet, Ltd...................................................  24,669     17,661
    Pendal Group, Ltd...........................................  57,768    372,077
#   Perpetual, Ltd..............................................   7,435    214,647
*   Perseus Mining, Ltd.........................................  91,475     29,110

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
#   Pioneer Credit, Ltd.........................................   5,734 $   10,191
#   Platinum Asset Management, Ltd..............................  36,938    129,812
#*  Praemium, Ltd...............................................  32,007     10,053
    Premier Investments, Ltd....................................  10,883    131,023
*   Prime Media Group, Ltd......................................  65,486     12,680
    Pro Medicus, Ltd............................................   8,668    125,134
    PWR Holdings, Ltd...........................................   4,526     12,548
    Qantas Airways, Ltd.........................................  45,715    180,836
    QBE Insurance Group, Ltd.................................... 107,326    978,926
    QMS Media, Ltd..............................................  15,008      7,513
    Qube Holdings, Ltd.......................................... 112,273    224,108
*   Ramelius Resources, Ltd.....................................  11,958      6,332
#   Ramsay Health Care, Ltd.....................................  11,749    541,064
    REA Group, Ltd..............................................   5,384    303,413
    Reckon, Ltd.................................................   5,948      2,954
#   Reece, Ltd..................................................  10,889     79,261
    Regis Healthcare, Ltd.......................................  13,189     31,462
    Regis Resources, Ltd........................................  23,487     79,462
    Reject Shop, Ltd. (The).....................................   2,168      3,593
    Reliance Worldwide Corp., Ltd...............................  44,227    152,183
#   Resolute Mining, Ltd........................................ 156,322    125,035
#*  Retail Food Group, Ltd......................................   6,557        970
    Ridley Corp., Ltd...........................................  37,584     36,524
    Ruralco Holdings, Ltd.......................................   5,712     17,600
    Sandfire Resources NL.......................................  48,604    241,757
*   Saracen Mineral Holdings, Ltd...............................  87,716    173,019
#   SeaLink Travel Group, Ltd...................................   5,765     16,299
    Seek, Ltd...................................................  68,831    884,068
    Servcorp, Ltd...............................................   3,293      7,159
    Service Stream, Ltd.........................................  28,718     47,796
#   Seven Group Holdings, Ltd...................................  15,630    216,129
*   Seven West Media, Ltd....................................... 246,158     98,239
    SG Fleet Group, Ltd.........................................  14,442     24,958
    Sigma Healthcare, Ltd....................................... 127,457     47,140
    Silver Chef, Ltd............................................   2,430      1,490
#*  Silver Lake Resources, Ltd..................................  85,282     47,459
    Sims Metal Management, Ltd..................................  28,258    205,826
    Sims Metal Management, Ltd., Sponsored ADR..................     819      5,999
    SmartGroup Corp., Ltd.......................................   4,807     28,764
    Sonic Healthcare, Ltd.......................................  35,586    643,533
    Southern Cross Media Group, Ltd............................. 154,987    137,674
    Spark Infrastructure Group..................................  55,160     87,991
    SpeedCast International, Ltd................................  24,026     65,716
    St Barbara, Ltd.............................................  98,406    222,298
    Star Entertainment Grp, Ltd. (The)..........................  64,736    207,284
    Steadfast Group, Ltd........................................ 112,723    270,998
    Suncorp Group, Ltd..........................................  54,447    509,529
    Sundance Energy Australia, Ltd..............................  27,392      9,013
#   Super Retail Group, Ltd.....................................  27,252    166,454
*   Superloop, Ltd..............................................  14,817     17,677
    Sydney Airport..............................................  39,474    212,179
#*  Syrah Resources, Ltd........................................  17,205     13,495
    Tabcorp Holdings, Ltd....................................... 136,042    459,371
    Tassal Group, Ltd...........................................  35,747    129,093
    Technology One, Ltd.........................................  49,706    308,271
*   Thorn Group, Ltd............................................  17,790      5,517
*   Tiger Resources, Ltd........................................  41,785          0
    TPG Telecom, Ltd............................................  61,955    294,391
    Transurban Group............................................ 108,204  1,024,630

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
AUSTRALIA -- (Continued)
    Treasury Wine Estates, Ltd..................................  20,251 $   245,639
#   Villa World, Ltd............................................  21,421      33,882
*   Virgin Australia Holdings, Ltd.............................. 109,700      13,903
    Virtus Health, Ltd..........................................   7,683      21,518
    Vita Group, Ltd.............................................  30,286      36,786
*   Vocus Group, Ltd............................................  88,943     245,020
    Webjet, Ltd.................................................  13,274     157,754
    Wesfarmers, Ltd.............................................  10,000     253,823
    Western Areas, Ltd..........................................  50,110      80,071
#*  Westgold Resources, Ltd.....................................  25,582      26,801
#   Westpac Banking Corp........................................ 212,350   4,125,196
#   Westpac Banking Corp., Sponsored ADR........................  12,660     246,997
    WiseTech Global, Ltd........................................  12,522     198,278
    Woolworths Group, Ltd.......................................  69,365   1,557,420
    WorleyParsons, Ltd..........................................  78,309     789,100
    WPP AUNZ, Ltd...............................................  63,742      24,913
*   Xero, Ltd...................................................   2,138      82,233
                                                                         -----------
TOTAL AUSTRALIA.................................................          63,180,058
                                                                         -----------
AUSTRIA -- (0.4%)
#   Agrana Beteiligungs AG......................................   2,065      46,379
#   ANDRITZ AG..................................................   8,721     416,480
    Atrium European Real Estate, Ltd............................  10,430      40,523
    CA Immobilien Anlagen AG....................................  10,757     377,339
    DO & CO AG..................................................     711      60,094
    Erste Group Bank AG.........................................  13,436     537,656
#   FACC AG.....................................................   2,711      44,564
    Flughafen Wien AG...........................................     724      31,815
#   IMMOFINANZ AG...............................................  15,019     385,180
    Lenzing AG..................................................   1,020     114,664
    Mayr Melnhof Karton AG......................................     505      65,395
    Oesterreichische Post AG....................................   4,551     177,226
    Palfinger AG................................................   1,285      41,937
#   POLYTEC Holding AG..........................................     633       7,319
#   Porr AG.....................................................   1,946      51,848
    Raiffeisen Bank International AG............................  30,399     810,810
    Rosenbauer International AG.................................     153       7,605
    S IMMO AG...................................................   8,477     185,582
    Schoeller-Bleckmann Oilfield Equipment AG...................   1,693     158,157
#*  Semperit AG Holding.........................................   1,318      20,425
    Strabag SE..................................................   1,859      62,458
    Telekom Austria AG..........................................  16,443     123,260
    UBM Development AG..........................................     294      13,859
    UNIQA Insurance Group AG....................................  31,666     337,465
    Verbund AG..................................................     443      21,998
    Vienna Insurance Group AG Wiener Versicherung Gruppe........   6,574     183,052
    Voestalpine AG..............................................   7,020     225,862
    Wienerberger AG.............................................   7,824     179,803
*   Zumtobel Group AG...........................................   3,016      21,731
                                                                         -----------
TOTAL AUSTRIA...................................................           4,750,486
                                                                         -----------
BELGIUM -- (0.8%)
    Ageas.......................................................  20,985   1,108,961
*   AGFA-Gevaert NV.............................................  41,929     181,390
#   Anheuser-Busch InBev SA/NV, Sponsored ADR...................     522      46,427
*   Argenx SE, ADR..............................................   1,556     199,277
    Atenor......................................................     197      14,753
    Banque Nationale de Belgique................................       8      22,803

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
BELGIUM -- (Continued)
    Barco NV....................................................  1,299 $   231,035
    Bekaert SA.................................................. 12,784     349,891
#*  Biocartis NV................................................  1,000      12,937
#   bpost SA.................................................... 11,113     133,790
    Cie d'Entreprises CFE.......................................  1,646     163,997
    Cie Immobiliere de Belgique SA..............................     49       3,242
    Colruyt SA.................................................. 11,620     838,837
    Deceuninck NV...............................................  9,767      24,996
    D'ieteren SA................................................  4,962     205,520
    Econocom Group SA........................................... 12,277      51,218
    Elia System Operator SA.....................................  4,068     274,568
*   Euronav NV..................................................  3,468      32,530
    EVS Broadcast Equipment SA..................................  2,905      74,270
*   Exmar NV....................................................  1,527      10,157
    Fagron......................................................  9,334     185,391
*   Galapagos NV................................................  1,355     155,092
*   Galapagos NV................................................    817      93,843
    Gimv NV.....................................................  1,973     118,649
    Jensen-Group NV.............................................    524      19,867
    KBC Group NV................................................  9,259     687,350
    Kinepolis Group NV..........................................  2,000     119,091
    Lotus Bakeries NV...........................................     45     118,221
#   Melexis NV..................................................  2,399     192,793
#*  Nyrstar NV..................................................  3,261         827
#   Ontex Group NV..............................................  6,144     154,672
    Orange Belgium SA........................................... 10,306     216,223
*   Oxurion NV..................................................  5,875      26,229
    Picanol.....................................................     86       7,008
    Proximus SADP............................................... 28,225     790,500
    Recticel SA.................................................  7,995      83,605
    Resilux.....................................................    110      18,274
    Roularta Media Group NV.....................................    245       3,894
    Sioen Industries NV.........................................  1,156      32,897
    Solvay SA...................................................  1,211     146,017
    Telenet Group Holding NV....................................  8,021     426,018
*   Tessenderlo Group SA........................................  4,398     159,042
    UCB SA...................................................... 22,288   1,771,427
#   Umicore SA.................................................. 20,500     795,559
    Van de Velde NV.............................................    515      17,401
                                                                        -----------
TOTAL BELGIUM...................................................         10,320,489
                                                                        -----------
CANADA -- (7.1%)
*   5N Plus, Inc................................................  1,597       4,351
#   Absolute Software Corp......................................  3,100      20,594
    Acadian Timber Corp.........................................    600       7,479
    Aecon Group, Inc............................................ 14,064     201,034
*   Africa Oil Corp............................................. 13,871      12,632
    AG Growth International, Inc................................  2,900     126,654
    AGF Management, Ltd., Class B............................... 15,002      62,037
    Agnico Eagle Mines, Ltd..................................... 12,336     510,862
#   Agnico Eagle Mines, Ltd.....................................  2,095      86,754
*   Aimia, Inc.................................................. 40,823     127,677
*   Air Canada..................................................  7,500     180,040
    AirBoss of America Corp.....................................    900       6,355
    AKITA Drilling, Ltd., Class A...............................    142         340
*   Alacer Gold Corp............................................ 51,456     136,351
    Alamos Gold, Inc., Class A.................................. 38,473     178,624
#   Alamos Gold, Inc., Class A..................................  4,666      21,699
#   Alaris Royalty Corp.........................................  8,689     117,587

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   Alcanna, Inc................................................   5,628 $   22,055
*   Alexco Resource Corp........................................  15,497     16,310
    Algoma Central Corp.........................................   1,600     15,729
    Algonquin Power & Utilities Corp............................  26,265    299,763
    Algonquin Power & Utilities Corp............................   9,626    109,736
    Alimentation Couche-Tard, Inc., Class B.....................  30,870  1,820,125
#   AltaGas, Ltd................................................  18,300    243,281
    Altus Group, Ltd............................................   7,075    142,905
    Andrew Peller, Ltd., Class A................................   4,800     47,330
*   Argonaut Gold, Inc..........................................  11,100     14,334
*   Aritzia, Inc................................................  13,000    188,542
#*  Asanko Gold, Inc............................................  10,852      7,047
*   ATS Automation Tooling Systems, Inc.........................   7,150    114,479
#*  Aurora Cannabis, Inc........................................  32,075    291,377
#   AutoCanada, Inc.............................................   2,455     21,752
*   B2Gold Corp................................................. 186,891    507,788
#   Badger Daylighting, Ltd.....................................   4,600    155,165
#   Bank of Montreal............................................  24,263  1,916,482
    Bank of Montreal............................................  26,327  2,079,043
    Bank of Nova Scotia (The)...................................  74,327  4,093,339
    Bank of Nova Scotia (The)...................................   8,642    475,829
    Barrick Gold Corp........................................... 109,763  1,395,285
    Barrick Gold Corp........................................... 186,916  2,377,572
    Barrick Gold Corp...........................................   4,228     46,944
    BCE, Inc....................................................   4,008    179,322
    BCE, Inc....................................................   5,779    258,552
    Bird Construction, Inc......................................   4,800     28,376
*   BlackBerry, Ltd.............................................  40,255    369,287
#*  BlackBerry, Ltd.............................................   7,778     71,402
    BMTC Group, Inc.............................................   1,803     18,115
#*  Bombardier, Inc., Class A...................................  19,500     34,642
*   Bombardier, Inc., Class B................................... 196,596    336,049
    Boralex, Inc., Class A......................................  25,688    350,701
    Brookfield Real Estate Services, Inc........................   1,000     12,861
    BRP, Inc....................................................   2,687     83,516
    CAE, Inc....................................................  46,008  1,070,097
    CAE, Inc....................................................   9,562    222,699
#*  Calfrac Well Services, Ltd..................................   6,016     14,055
    Calian Group, Ltd...........................................     800     20,685
    Cameco Corp.................................................  49,076    541,422
    Cameco Corp.................................................  26,141    288,597
    Canaccord Genuity Group, Inc................................  14,170     60,395
#*  Canada Goose Holdings, Inc..................................     700     37,380
#*  Canada Goose Holdings, Inc..................................   4,407    235,290
    Canadian Imperial Bank of Commerce..........................  12,629  1,063,430
    Canadian Imperial Bank of Commerce..........................   7,306    615,311
#   Canadian Tire Corp., Ltd., Class A..........................   6,699    737,355
#   Canadian Western Bank.......................................  13,782    309,033
*   Canfor Corp.................................................  15,114    158,056
    Canfor Pulp Products, Inc...................................   5,300     58,036
#*  Canopy Growth Corp..........................................   6,700    338,426
#   CanWel Building Materials Group, Ltd........................   6,923     25,063
#*  Capstone Mining Corp........................................  19,300      9,508
    Cascades, Inc...............................................  20,097    120,459
    CCL Industries, Inc., Class B...............................  19,075    813,717
*   Celestica, Inc..............................................   9,526     67,920
*   Celestica, Inc..............................................  10,522     75,006
*   Centerra Gold, Inc..........................................  31,407    159,882
    Cervus Equipment Corp.......................................     900      8,901

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   CES Energy Solutions Corp...................................  83,453 $  162,583
*   CGI, Inc....................................................  15,542  1,116,382
*   CGI, Inc....................................................   3,100    223,134
#   Chesswood Group, Ltd........................................   1,100      8,441
*   China Gold International Resources Corp., Ltd...............  34,632     45,238
    CI Financial Corp...........................................  49,286    708,921
#   Cineplex, Inc...............................................  15,075    288,290
    Clearwater Seafoods, Inc....................................   3,100     11,639
    Cogeco Communications, Inc..................................   3,725    247,379
    Cogeco, Inc.................................................   1,229     75,499
    Colliers International Group, Inc...........................   4,681    300,769
    Colliers International Group, Inc...........................   2,953    190,114
    Computer Modelling Group, Ltd...............................  22,654     99,768
    Constellation Software, Inc.................................   1,935  1,707,327
#*  Continental Gold, Inc.......................................  26,700     54,209
*   Copper Mountain Mining Corp.................................  14,100     11,051
    Corby Spirit and Wine, Ltd..................................   1,500     19,975
#   Corus Entertainment, Inc., Class B..........................  37,969    215,962
    Cott Corp...................................................  11,894    184,476
    Cott Corp...................................................  11,072    171,572
*   CRH Medical Corp............................................  14,400     43,855
*   Cronos Group, Inc...........................................   8,384    143,869
*   Delphi Energy Corp..........................................   4,200        941
#*  Denison Mines Corp..........................................  45,000     24,520
*   Detour Gold Corp............................................  40,314    358,093
#   DHX Media, Ltd..............................................  14,321     19,883
    Dollarama, Inc..............................................  19,216    577,183
    Dorel Industries, Inc., Class B.............................   5,728     50,409
    DREAM Unlimited Corp., Class A..............................  20,300    113,342
*   Dundee Precious Metals, Inc.................................   7,525     23,647
    ECN Capital Corp............................................  68,262    218,589
    E-L Financial Corp., Ltd....................................     100     60,088
#*  Eldorado Gold Corp..........................................  36,345    151,383
    Element Fleet Management Corp............................... 119,707    742,528
    Empire Co., Ltd., Class A...................................  19,472    433,131
    Enbridge, Inc...............................................  35,445  1,309,387
    Enbridge, Inc...............................................  51,016  1,884,531
*   Endeavour Mining Corp.......................................  10,645    151,135
#*  Endeavour Silver Corp.......................................  13,413     29,235
    Enerflex, Ltd...............................................  33,780    467,227
*   Energy Fuels, Inc...........................................     205        614
    Enghouse Systems, Ltd.......................................   8,000    195,566
    Ensign Energy Services, Inc.................................  22,244     93,479
#   Equitable Group, Inc........................................   1,900    103,573
#*  Essential Energy Services Trust.............................  12,100      3,342
    Evertz Technologies, Ltd....................................   3,500     44,308
    Exco Technologies, Ltd......................................   6,124     42,832
#   Extendicare, Inc............................................   6,041     36,840
    Fairfax Financial Holdings, Ltd.............................   3,610  1,721,547
    Fiera Capital Corp..........................................   7,600     70,684
    Finning International, Inc..................................  29,031    521,158
    Firm Capital Mortgage Investment Corp.......................   4,200     41,884
    First Capital Realty, Inc...................................  26,200    417,534
#*  First Majestic Silver Corp..................................   8,237     50,601
    First National Financial Corp...............................   1,800     43,210
#   First Quantum Minerals, Ltd.................................  19,828    209,423
    FirstService Corp...........................................     201     17,531
    FirstService Corp...........................................   4,815    418,999
#*  Fission Uranium Corp........................................  18,500      7,457

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
*   Fortuna Silver Mines, Inc...................................  43,326 $  132,594
#   Frontera Energy Corp........................................   1,529     13,616
    Gamehost, Inc...............................................     900      6,852
*   GDI Integrated Facility Services, Inc.......................     900     16,593
*   Gear Energy, Ltd............................................  26,600     15,686
#   Genworth MI Canada, Inc.....................................   8,838    274,633
    George Weston, Ltd..........................................  16,114  1,203,167
    Gibson Energy, Inc..........................................  15,436    254,521
#   Gluskin Sheff + Associates, Inc.............................   3,700     39,798
    GMP Capital, Inc............................................   6,037      8,967
    goeasy, Ltd.................................................   1,700     61,671
*   Golden Star Resources, Ltd..................................   6,360     26,110
*   GoldMoney, Inc..............................................   6,600     12,267
    Granite Oil Corp............................................       1          1
*   Great Canadian Gaming Corp..................................   4,200    161,423
    Great-West Lifeco, Inc......................................  13,739    345,295
    Guardian Capital Group, Ltd., Class A.......................   2,250     39,720
#*  Guyana Goldfields, Inc......................................  21,834     15,157
*   Heroux-Devtek, Inc..........................................   3,377     38,315
#   High Liner Foods, Inc.......................................   1,530      8,565
#*  Home Capital Group, Inc.....................................  11,300    159,754
    Horizon North Logistics, Inc................................  14,000     24,871
    Hudbay Minerals, Inc........................................   6,494     43,120
    Hudbay Minerals, Inc........................................  64,431    428,995
#   Hudson's Bay Co.............................................  17,397     96,744
    Hydro One, Ltd..............................................  33,229    537,736
*   IA Financial Crop., Inc.....................................  29,802  1,186,563
*   IAMGOLD Corp................................................  80,946    243,497
*   IBI Group, Inc..............................................   3,800     14,154
    IGM Financial, Inc..........................................   8,900    245,801
#*  Imperial Metals Corp........................................   2,300      4,326
*   Indigo Books & Music, Inc...................................   1,191      8,241
    Information Services Corp...................................   1,843     23,263
    Innergex Renewable Energy, Inc..............................  30,673    324,199
    Intact Financial Corp.......................................   6,229    509,637
    Inter Pipeline, Ltd.........................................  23,499    382,734
*   Interfor Corp...............................................  14,742    183,766
*   Intertain Group, Ltd. (The).................................   1,300     11,518
    Intertape Polymer Group, Inc................................  10,000    138,986
    Invesque, Inc...............................................   2,700     18,522
*   Ivanhoe Mines, Ltd., Class A................................  64,158    156,121
    Jamieson Wellness, Inc......................................   6,774     91,014
#   Just Energy Group, Inc......................................  16,822     61,401
    K-Bro Linen, Inc............................................     500     14,791
    Keyera Corp.................................................   6,857    158,463
*   Kinaxis, Inc................................................   2,680    146,453
    Kinder Morgan Canada, Ltd...................................     700      7,832
*   Kinross Gold Corp........................................... 298,651    949,655
*   Kinross Gold Corp...........................................   7,386     23,487
    Kirkland Lake Gold, Ltd.....................................  17,436    563,673
    Kirkland Lake Gold, Ltd.....................................   3,908    126,307
*   Knight Therapeutics, Inc....................................  26,182    142,665
    KP Tissue, Inc..............................................   1,100      6,749
#   Labrador Iron Ore Royalty Corp..............................   5,500    127,267
*   Largo Resources, Ltd........................................  10,000     12,615
    Lassonde Industries, Inc., Class A..........................     400     51,205
#   Laurentian Bank of Canada...................................   3,644    115,437
    Leon's Furniture, Ltd.......................................   3,136     33,989
    Linamar Corp................................................   6,676    253,246

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Loblaw Cos., Ltd............................................  14,857 $  727,815
    Lucara Diamond Corp.........................................  75,030     93,528
*   Lundin Gold, Inc............................................   8,600     33,702
    Lundin Mining Corp.......................................... 113,400    608,603
    Magellan Aerospace Corp.....................................   3,300     46,186
    Magna International, Inc....................................   8,200    456,426
#   Magna International, Inc....................................  31,519  1,753,717
*   Mainstreet Equity Corp......................................     540     20,869
*   Major Drilling Group International, Inc.....................   6,400     19,682
*   Mav Beauty Brands, Inc......................................   1,700      9,745
    Mediagrif Interactive Technologies, Inc.....................   1,302      9,845
#   Medical Facilities Corp.....................................   6,000     73,449
    Melcor Developments, Ltd....................................     200      2,051
    Metro, Inc..................................................  15,237    551,600
    Morguard Corp...............................................     453     65,517
    Morneau Shepell, Inc........................................   8,101    168,164
#   Mountain Province Diamonds, Inc.............................   5,600      5,852
    MTY Food Group, Inc.........................................   1,707     70,520
    Mullen Group, Ltd...........................................  34,921    261,184
#   National Bank of Canada.....................................  74,080  3,528,988
*   New Gold, Inc...............................................  95,898     82,319
#   NFI Group, Inc..............................................  12,378    313,030
    Norbord, Inc................................................   4,800    122,248
#   Norbord, Inc................................................   3,916     99,701
    North American Construction Group, Ltd......................   1,900     24,833
    North West Co., Inc. (The)..................................   8,605    181,773
    Nutrien, Ltd................................................   7,194    390,161
    Nutrien, Ltd................................................       0          7
    OceanaGold Corp............................................. 141,841    398,091
    Open Text Corp..............................................   9,500    365,194
    Open Text Corp..............................................  17,963    690,677
#   Osisko Gold Royalties, Ltd..................................  21,200    239,582
#   Osisko Gold Royalties, Ltd..................................   5,317     60,082
#*  Osisko Mining, Inc..........................................   6,095     12,648
    Pan American Silver Corp....................................  12,133    154,508
    Pan American Silver Corp....................................  31,308    397,926
#   Park Lawn Corp..............................................   3,070     58,274
#   Parkland Fuel Corp..........................................  23,148    713,429
    Pason Systems, Inc..........................................  21,242    316,323
    Pembina Pipeline Corp.......................................   4,298    153,655
    Pembina Pipeline Corp.......................................  12,655    452,543
*   Photon Control, Inc.........................................  13,400     13,703
*   PHX Energy Services Corp....................................   2,100      5,188
    Pizza Pizza Royalty Corp....................................   3,756     29,494
*   Points International, Ltd...................................   1,029     13,387
    Pollard Banknote, Ltd.......................................   1,300     21,494
#   PrairieSky Royalty, Ltd.....................................  45,697    658,662
*   Precision Drilling Corp.....................................  48,546    119,218
*   Precision Drilling Corp.....................................  12,221     29,819
*   Premier Gold Mines, Ltd.....................................  21,100     26,460
    Premium Brands Holdings Corp................................   4,647    279,333
#*  Pretium Resources, Inc......................................  14,724    111,774
#   Quarterhill, Inc............................................  28,500     31,697
    Quebecor, Inc., Class B.....................................  30,468    759,824
#*  Questerre Energy Corp., Class A.............................   7,500      2,127
    Recipe Unlimited Corp.......................................   1,700     34,261
    Reitmans Canada, Ltd., Class A..............................   4,300     10,720
    Richelieu Hardware, Ltd.....................................   4,953     76,937
    Ritchie Bros Auctioneers, Inc...............................   5,562    193,551

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
CANADA -- (Continued)
    Ritchie Bros Auctioneers, Inc...............................  5,589 $  194,441
    Rocky Mountain Dealerships, Inc.............................  1,700     11,687
    Rogers Communications, Inc., Class B........................  4,000    201,388
    Rogers Communications, Inc., Class B........................ 17,177    864,347
    Rogers Sugar, Inc........................................... 13,200     60,596
*   Roxgold, Inc................................................ 20,000     12,988
    Royal Bank of Canada........................................ 31,679  2,524,720
    Royal Bank of Canada........................................ 45,353  3,614,181
    Russel Metals, Inc.......................................... 15,715    276,834
*   Sabina Gold & Silver Corp................................... 10,300      8,073
*   Sandstorm Gold, Ltd......................................... 26,231    141,170
    Saputo, Inc.................................................  8,664    296,259
    Savaria Corp................................................  1,300     12,518
#   Secure Energy Services, Inc................................. 57,057    341,567
*   SEMAFO, Inc................................................. 41,774    111,007
    Shaw Communications, Inc., Class B.......................... 31,066    629,111
    Shaw Communications, Inc., Class B.......................... 16,830    340,807
    ShawCor, Ltd................................................  9,300    138,004
*   Shopify, Inc., Class A......................................  2,505    610,043
    Sienna Senior Living, Inc...................................  2,900     40,003
*   Sierra Wireless, Inc........................................  3,326     44,539
*   Sierra Wireless, Inc........................................  4,919     65,915
#   Sleep Country Canada Holdings, Inc..........................  5,405     74,961
    SNC-Lavalin Group, Inc......................................  9,240    230,362
*   Spin Master Corp............................................  6,765    224,860
    Sprott, Inc................................................. 15,700     35,157
#*  SSR Mining, Inc.............................................  5,994     68,991
*   SSR Mining, Inc.............................................  8,600     99,244
    Stantec, Inc................................................  8,658    216,822
    Stantec, Inc................................................  5,660    141,953
*   Stars Group, Inc. (The).....................................  8,400    158,507
#*  Stars Group, Inc. (The).....................................  3,349     63,263
    Stella-Jones, Inc...........................................  8,543    291,739
#*  STEP Energy Services, Ltd...................................  2,700      4,676
*   Storm Resources, Ltd........................................  5,100      7,994
#   Stuart Olson, Inc...........................................  1,000      3,463
    Sun Life Financial, Inc..................................... 19,311    802,307
    Sun Life Financial, Inc..................................... 15,837    657,711
*   SunOpta, Inc................................................  5,100     18,082
    Superior Plus Corp.......................................... 34,962    304,812
*   Taseko Mines, Ltd...........................................  5,100      3,578
    TELUS Corp..................................................  4,708    173,356
*   Teranga Gold Corp...........................................  4,340     10,528
*   Tervita Corp................................................    819      3,917
    TFI International, Inc...................................... 11,457    376,284
    Tidewater Midstream and Infrastructure, Ltd................. 10,857     12,480
#   Timbercreek Financial Corp.................................. 14,450    100,741
#*  TMAC Resources, Inc.........................................  3,200      9,268
    TMX Group, Ltd..............................................  3,026    193,030
*   Torex Gold Resources, Inc................................... 17,800    170,201
    Toromont Industries, Ltd.................................... 10,200    530,443
    Toronto-Dominion Bank (The)................................. 56,245  3,208,362
    Toronto-Dominion Bank (The)................................. 16,886    961,995
    Total Energy Services, Inc.................................. 14,570    106,579
    Transcontinental, Inc., Class A............................. 16,600    199,492
    TransGlobe Energy Corp......................................  3,755      7,344
#*  Trevali Mining Corp......................................... 30,400      7,942
#*  Trican Well Service, Ltd.................................... 57,460     60,475
    Tricon Capital Group, Inc................................... 15,180    120,674

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CANADA -- (Continued)
*   Trisura Group, Ltd..........................................     600 $    12,760
*   Turquoise Hill Resources, Ltd...............................  64,127      95,733
#   Uni-Select, Inc.............................................   7,819      83,460
#   Valener, Inc................................................   8,127     158,755
    VersaBank...................................................   2,200      12,316
    Wajax Corp..................................................   5,000      59,304
*   Wesdome Gold Mines, Ltd.....................................   7,100      22,418
    West Fraser Timber Co., Ltd.................................  14,893     766,717
#   Western Forest Products, Inc................................ 106,053     148,824
#   WestJet Airlines, Ltd.......................................   1,100      15,527
    Wheaton Precious Metals Corp................................   6,648     144,129
    Winpak, Ltd.................................................   4,811     158,511
    WSP Global, Inc.............................................   5,742     310,052
    Yamana Gold, Inc............................................ 235,345     516,470
*   Yangarra Resources, Ltd.....................................   5,600      12,958
#*  Yellow Pages, Ltd...........................................   2,947      15,310
                                                                         -----------
TOTAL CANADA....................................................          92,873,994
                                                                         -----------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd.................................  29,250      13,140
    China Goldjoy Group, Ltd.................................... 220,000       8,848
    Nanfang Communication Holdings, Ltd.........................  36,000      20,575
                                                                         -----------
TOTAL CHINA.....................................................              42,563
                                                                         -----------
DENMARK -- (2.2%)
*   Agat Ejendomme A.S..........................................   6,708       4,472
*   ALK-Abello A.S..............................................   1,422     241,902
    Alm Brand A.S...............................................  14,637     139,819
#   Ambu A.S., Class B..........................................  12,560     361,372
*   Bang & Olufsen A.S..........................................   6,371      55,468
    BankNordik P/F..............................................     744      12,635
#*  Bavarian Nordic A.S.........................................   2,204      46,301
    Carlsberg A.S., Class B.....................................   4,426     572,285
    Chr Hansen Holding A.S......................................  15,827   1,617,219
    Coloplast A.S., Class B.....................................   6,119     660,983
    Columbus A.S................................................   6,523      13,077
#   D/S Norden A.S..............................................   3,069      48,684
    Danske Bank A.S.............................................  33,638     597,874
#*  Demant A.S..................................................  15,666     494,989
    FLSmidth & Co. A.S..........................................   6,922     347,916
*   Genmab A.S..................................................   1,651     274,272
    GN Store Nord A.S...........................................  17,874     916,137
    H Lundbeck A.S..............................................  12,253     516,568
*   H+H International A.S., Class B.............................   1,880      31,289
    IC Group A.S................................................     953       5,546
    ISS A.S.....................................................  37,185   1,158,001
    Jeudan A.S..................................................     126      19,027
    Jyske Bank A.S..............................................   9,251     373,134
    Matas A.S...................................................   7,736      76,864
*   Nilfisk Holding A.S.........................................   5,997     253,651
*   NKT A.S.....................................................   2,878      53,085
    NNIT A.S....................................................   2,493      65,758
    Novo Nordisk A.S., Sponsored ADR............................  14,665     718,732
    Novo Nordisk A.S., Class B.................................. 161,826   7,928,590
    Novozymes A.S., Class B.....................................  22,643   1,056,869
    Orsted A.S..................................................   7,949     609,611
    Pandora A.S.................................................  29,756   1,249,877
    Parken Sport & Entertainment A.S............................     758      12,300

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
DENMARK -- (Continued)
    Per Aarsleff Holding A.S....................................   5,205 $   172,521
#   Ringkjoebing Landbobank A.S.................................   4,060     262,203
    Royal Unibrew A.S...........................................  18,845   1,352,267
    RTX A.S.....................................................     814      19,713
    Schouw & Co., A.S...........................................   1,845     131,288
    SimCorp A.S.................................................   5,233     513,724
    Solar A.S., Class B.........................................   1,106      52,535
    Spar Nord Bank A.S..........................................   9,865      84,848
    Sydbank A.S.................................................   8,954     193,440
    Topdanmark A.S..............................................   8,571     462,448
    Tryg A.S....................................................  20,618     631,007
    Vestas Wind Systems A.S.....................................  45,484   4,115,568
*   Zealand Pharma A.S..........................................   2,534      52,286
                                                                         -----------
TOTAL DENMARK...................................................          28,578,155
                                                                         -----------
FINLAND -- (1.5%)
#   Ahlstrom-Munksjo Oyj........................................   1,884      28,335
    Aktia Bank Oyj..............................................   9,756      94,998
    Alma Media Oyj..............................................   2,777      19,041
    Asiakastieto Group Oyj......................................     569      17,100
    Aspo Oyj....................................................   2,264      21,594
#*  BasWare Oyj.................................................     341       7,876
    Bittium Oyj.................................................   1,503      11,379
    Cargotec Oyj, Class B.......................................  13,989     574,326
    Cramo Oyj...................................................  10,119     212,965
    Elisa Oyj...................................................  22,222     943,726
    Fiskars Oyj Abp.............................................   3,943      89,852
*   F-Secure Oyj................................................  12,351      38,129
#   Huhtamaki Oyj...............................................  23,661     904,824
    Kemira Oyj..................................................  24,181     342,731
    Kesko Oyj, Class A..........................................   2,859     137,506
    Kesko Oyj, Class B..........................................   9,855     512,459
    Kone Oyj, Class B...........................................  25,397   1,395,520
    Konecranes Oyj..............................................  14,094     589,129
    Lassila & Tikanoja Oyj......................................   4,050      65,784
    Lehto Group Oyj.............................................   2,244      10,656
    Metsa Board Oyj.............................................  38,283     214,153
#   Metso Oyj...................................................  19,871     743,518
#   Neste Oyj...................................................  57,081   1,886,680
    Nokia Oyj................................................... 192,911   1,013,672
    Nokia Oyj...................................................   4,241      22,182
    Nokian Renkaat Oyj..........................................  13,010     436,092
    Olvi Oyj, Class A...........................................   2,822     104,539
    Oriola Oyj, Class B.........................................  32,924      84,964
    Orion Oyj, Class A..........................................   2,772      92,999
    Orion Oyj, Class B..........................................  17,309     577,160
#   Outokumpu Oyj...............................................  40,689     155,789
*   Outotec Oyj.................................................  28,380     149,923
    Pihlajalinna Oyj............................................     935      11,279
    Ponsse Oyj..................................................   2,300      77,431
    Raisio Oyj, Class V.........................................  25,934      86,920
    Ramirent Oyj................................................  18,250     128,191
    Revenio Group Oyj...........................................   3,089      71,159
    Sampo Oyj, Class A..........................................  47,553   2,177,363
    Sanoma Oyj..................................................  17,815     181,876
*   SRV Group Oyj...............................................   3,096       5,986
*   Stockmann Oyj Abp, Class B..................................   4,541      12,104
    Stora Enso Oyj, Class R..................................... 106,101   1,321,330
    Teleste Oyj.................................................   1,086       7,123

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FINLAND -- (Continued)
    Tieto Oyj...................................................  10,113 $   287,933
    Tikkurila Oyj...............................................  11,310     189,654
    Tokmanni Group Corp.........................................  11,072      96,957
    UPM-Kymmene Oyj.............................................  41,723   1,178,041
    Uponor Oyj..................................................  11,341     135,814
    Vaisala Oyj, Class A........................................   1,519      32,924
#   Valmet Oyj..................................................  23,859     657,244
    Wartsila Oyj Abp............................................  51,531     825,138
#   YIT Oyj.....................................................  32,242     197,830
                                                                         -----------
TOTAL FINLAND...................................................          19,181,898
                                                                         -----------
FRANCE -- (9.0%)
    ABC arbitrage...............................................   2,990      22,085
    Actia Group.................................................   1,265       6,056
    Aeroports de Paris..........................................   2,419     492,781
#   Airbus SE...................................................  43,621   5,973,008
    Akka Technologies...........................................   2,171     159,440
    AKWEL.......................................................   1,450      28,297
#   Albioma SA..................................................   9,450     222,357
    Alstom SA...................................................  17,667     777,298
    Altamir.....................................................   1,314      23,267
    Alten SA....................................................   8,940     976,355
#   Altran Technologies SA......................................  41,417     539,974
*   Amplitude Surgical SAS......................................   1,872       5,525
    Amundi SA...................................................   4,788     344,483
    APRIL SA....................................................   1,239      29,732
    Arkema SA...................................................  16,748   1,719,627
    Assystem SA.................................................   2,223      87,481
    Atos SE.....................................................  13,094   1,350,132
    Aubay.......................................................   1,143      40,762
    AXA SA, Sponsored ADR.......................................   2,900      76,676
#   AXA SA...................................................... 124,726   3,326,012
    Axway Software SA...........................................     890      12,720
#   Bastide le Confort Medical..................................     836      36,412
    Beneteau SA.................................................   9,685     122,954
    Bigben Interactive..........................................   2,247      26,895
    BioMerieux..................................................   7,454     592,028
    BNP Paribas SA..............................................  53,907   2,869,636
    Boiron SA...................................................   1,586      84,638
    Bonduelle SCA...............................................   2,388      76,484
#   Bouygues SA.................................................  44,143   1,661,647
#   Bureau Veritas SA...........................................  50,471   1,279,374
    Burelle SA..................................................      22      23,205
    Capgemini SE................................................  12,285   1,490,837
#   Carrefour SA................................................ 101,342   1,975,159
#   Casino Guichard Perrachon SA................................   7,486     306,513
*   Cegedim SA..................................................   1,985      57,779
*   CGG SA...................................................... 123,442     223,152
    Chargeurs SA................................................   2,377      50,649
    Cie de Saint-Gobain.........................................   6,278     257,398
    Cie des Alpes...............................................   2,569      77,557
    Cie Plastic Omnium SA.......................................  10,055     304,640
#   CNP Assurances..............................................  21,975     519,066
*   Coface SA...................................................  26,052     262,782
    Credit Agricole SA..........................................  81,506   1,119,244
    Danone SA...................................................  33,835   2,736,492
    Dassault Aviation SA........................................      58      87,770
    Dassault Systemes SE........................................   9,883   1,565,101
    Dassault Systemes SE, Sponsored ADR.........................   1,000     158,840

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
FRANCE -- (Continued)
    Derichebourg SA............................................. 22,081 $   96,222
    Devoteam SA.................................................  1,177    137,989
#   Edenred..................................................... 53,752  2,534,286
    Eiffage SA.................................................. 20,401  2,130,093
#   Elior Group SA.............................................. 11,937    165,353
    Elis SA..................................................... 18,450    329,269
#*  Erytech Pharma SA...........................................  1,777     14,147
    EssilorLuxottica SA.........................................  7,402    901,849
    Esso SA Francaise...........................................    838     28,771
#   Eurofins Scientific SE......................................  1,966    900,286
#   Europcar Mobility Group..................................... 29,582    246,776
    Eutelsat Communications SA.................................. 66,060  1,193,891
    Exel Industries, Class A....................................    192     13,998
    Faurecia SA................................................. 16,678    848,602
*   Fnac Darty S.A..............................................  7,034    618,391
    Gaztransport Et Technigaz SA................................  4,851    438,969
    Getlink SE.................................................. 19,580    315,158
    GL Events...................................................  2,714     66,884
    Groupe Crit.................................................  1,032     79,008
    Groupe Open.................................................    640     12,016
    Guerbet.....................................................    757     45,200
    Haulotte Group SA...........................................  2,205     21,566
    Hermes International........................................  3,174  2,233,120
*   ID Logistics Group..........................................    200     35,745
    Iliad SA....................................................  8,972    914,041
    Imerys SA...................................................  2,773    147,759
    Ingenico Group SA........................................... 16,142  1,362,387
    Interparfums SA.............................................  1,056     52,975
    Ipsen SA....................................................  4,142    483,744
    IPSOS.......................................................  9,174    266,103
    Jacquet Metal Service SA....................................  3,178     63,380
    JCDecaux SA.................................................  6,247    204,778
    Kaufman & Broad SA..........................................  4,591    183,179
#   Kering SA...................................................  5,644  3,339,862
    Korian SA................................................... 11,872    477,895
    Lagardere SCA............................................... 32,168    876,122
*   Latecoere SACA.............................................. 11,328     41,418
    Laurent-Perrier.............................................    274     28,999
    Le Belier...................................................    180      6,700
    Lectra......................................................  3,183     76,622
    Legrand SA.................................................. 22,901  1,684,435
    Linedata Services...........................................    313      9,796
    LISI........................................................  4,382    146,685
    LNA Sante SA................................................    215     11,111
#   L'Oreal SA.................................................. 17,797  4,895,109
#   LVMH Moet Hennessy Louis Vuitton SE......................... 21,897  8,597,137
    Maisons du Monde SA.........................................  4,243     91,356
    Maisons France Confort SA...................................    226      9,367
    Manitou BF SA...............................................  2,761     90,830
    Manutan International.......................................     96      7,302
    Mersen SA...................................................  2,463     87,658
    Metropole Television SA.....................................  8,229    163,338
#   Natixis SA.................................................. 78,591    463,116
    Neopost SA..................................................  8,062    197,750
#   Nexans SA...................................................  6,075    213,079
    Nexity SA................................................... 17,553    821,029
    NRJ Group...................................................  2,187     17,179
    Oeneo SA....................................................  5,354     61,024
*   OL Groupe SA................................................  2,891      9,656

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Orange SA, Sponsored ADR....................................   5,900 $   91,804
    Orange SA................................................... 180,032  2,813,639
    Orpea.......................................................   5,645    688,738
    Pernod Ricard SA............................................   5,883  1,025,801
#   Peugeot SA.................................................. 163,553  4,288,176
#   Plastivaloire...............................................   1,658     18,064
    Publicis Groupe SA..........................................  41,996  2,496,088
    Rallye SA...................................................   3,965     46,182
#*  Recylex SA..................................................     633      3,553
    Remy Cointreau SA...........................................   2,836    377,900
    Renault SA..................................................  16,671  1,137,402
    Rexel SA....................................................  86,075  1,157,183
    Robertet SA.................................................      52     33,209
    Rothschild & Co.............................................   3,010    103,588
    Rubis SCA...................................................  18,867  1,034,859
    Safran SA...................................................  17,585  2,563,210
    Samse SA....................................................       4        622
#   Sanofi......................................................  36,792  3,210,075
    Sartorius Stedim Biotech....................................   3,659    496,983
    Savencia SA.................................................     995     75,854
#   Schneider Electric SE.......................................  25,446  2,153,193
    Schneider Electric SE.......................................     278     23,667
#   SCOR SE.....................................................  42,021  1,715,490
    SEB SA......................................................   4,810    881,246
    Seche Environnement SA......................................     652     22,149
    SES SA......................................................  76,760  1,307,045
    Societe BIC SA..............................................   5,560    478,974
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco     162      8,852
    Societe Generale SA.........................................  27,627    876,094
    Societe pour l'Informatique Industrielle....................     691     16,976
    Sodexo SA...................................................  15,205  1,743,369
#*  Solocal Group...............................................  90,190     95,954
    Somfy SA....................................................     650     58,874
    Sopra Steria Group..........................................   3,152    402,560
    SPIE SA.....................................................  20,549    396,706
*   Stallergenes Greer P.L.C....................................     302     12,449
    Stef SA.....................................................     548     51,903
    Suez........................................................  58,160    817,488
    Sword Group.................................................     269      9,796
    Synergie SA.................................................   2,798    112,100
    Tarkett SA..................................................   4,364    105,783
*   Technicolor SA..............................................  28,227     33,877
    Teleperformance.............................................   9,051  1,739,970
#   Television Francaise 1......................................  17,258    188,642
    Thales SA...................................................  12,858  1,536,241
    Thermador Groupe............................................     635     36,245
    Total Gabon.................................................      24      4,197
    Trigano SA..................................................   1,235    118,413
*   Ubisoft Entertainment SA....................................  15,093  1,441,958
    Union Financiere de France BQE SA...........................   1,214     27,695
    Valeo SA....................................................  31,228  1,135,847
    Vetoquinol SA...............................................     192     12,062
    VIEL & Cie SA...............................................     300      1,683
    Vilmorin & Cie SA...........................................   1,348     75,001
#   Vinci SA....................................................  33,227  3,355,803
*   Virbac SA...................................................     670    119,347
#   Vivendi SA..................................................  36,581  1,061,784
    Vranken-Pommery Monopole SA.................................     575     15,037

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- ------------
FRANCE -- (Continued)
*   Worldline SA................................................   4,754 $    299,631
                                                                         ------------
TOTAL FRANCE....................................................          117,847,861
                                                                         ------------
GERMANY -- (7.4%)
    1&1 Drillisch AG............................................   3,024      112,924
    Aareal Bank AG..............................................   7,374      257,929
    Adidas AG...................................................  18,557    4,780,060
    ADLER Real Estate AG........................................   6,632       95,378
    ADO Properties SA...........................................   4,740      249,157
*   ADVA Optical Networking SE..................................   9,981       85,668
*   AIXTRON SE..................................................   5,902       68,333
    All for One Group AG........................................     139        7,940
    Allgeier SE.................................................     500       14,332
    Allianz SE, Sponsored ADR...................................  10,000      241,200
    Allianz SE..................................................  17,344    4,192,290
    Amadeus Fire AG.............................................   1,371      182,960
    Aroundtown SA...............................................  40,334      327,695
    Atoss Software AG...........................................     148       18,220
    Aurubis AG..................................................  13,714      670,563
    Axel Springer SE............................................   9,825      556,484
    BASF SE.....................................................  81,545    6,657,410
    Basler AG...................................................     178       32,215
    Bauer AG....................................................   2,135       53,750
    Bayerische Motoren Werke AG.................................  36,996    3,156,070
    BayWa AG....................................................   4,441      130,909
    Bechtle AG..................................................   6,363      655,048
    Beiersdorf AG...............................................   6,339      693,618
    Bertrandt AG................................................   1,257       98,096
    bet-at-home.com AG..........................................     361       29,829
    Bijou Brigitte AG...........................................     495       24,492
    Bilfinger SE................................................   5,056      186,973
    Borussia Dortmund GmbH & Co. KGaA...........................  13,319      127,925
    Brenntag AG.................................................  31,977    1,725,562
    CANCOM SE...................................................   6,653      336,734
    Carl Zeiss Meditec AG.......................................   2,339      230,063
*   CECONOMY AG.................................................  19,030      127,824
    CENIT AG....................................................     563        8,631
    CENTROTEC Sustainable AG....................................   2,956       39,079
    Cewe Stiftung & Co. KGAA....................................   1,338      126,392
    comdirect bank AG...........................................   1,558       18,162
*   Commerzbank AG.............................................. 131,870    1,188,592
    CompuGroup Medical SE.......................................   6,336      420,451
    Continental AG..............................................   7,066    1,172,184
    Corestate Capital Holding SA................................   1,650       66,285
    Covestro AG.................................................  33,345    1,832,227
    CropEnergies AG.............................................   2,020       13,242
    CTS Eventim AG & Co. KGaA...................................   8,634      443,436
    Daimler AG..................................................  84,354    5,536,657
*   Delivery Hero SE............................................   5,962      274,843
    Delticom AG.................................................      86          658
    Deutsche Bank AG............................................  27,092      224,322
    Deutsche Beteiligungs AG....................................   3,090      122,769
    Deutsche Boerse AG..........................................  17,902    2,392,107
    Deutsche EuroShop AG........................................   4,905      147,410
    Deutsche Pfandbriefbank AG..................................   7,619      106,383
    Deutsche Post AG............................................  36,443    1,266,774
    Deutsche Telekom AG, Sponsored ADR..........................   6,013      100,958
    Deutsche Telekom AG......................................... 156,037    2,614,384
    Deutsche Wohnen SE..........................................   3,013      135,738

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
GERMANY -- (Continued)
    Deutz AG.................................................... 30,765 $  304,019
*   Dialog Semiconductor P.L.C.................................. 20,828    810,296
    DIC Asset AG................................................ 11,974    131,379
    Diebold Nixdorf AG..........................................  1,267     85,502
    DMG Mori AG.................................................  2,478    127,791
    Dr Hoenle AG................................................    323     20,398
    Draegerwerk AG & Co. KGaA...................................    596     27,824
    Duerr AG.................................................... 12,280    555,350
    Eckert & Ziegler Strahlen- und Medizintechnik AG............    790     69,711
    EDAG Engineering Group AG...................................  1,820     28,604
    ElringKlinger AG............................................  2,943     22,322
    Evonik Industries AG........................................ 14,698    438,774
*   Evotec SE................................................... 15,509    387,093
    Ferratum Oyj................................................    315      4,256
    Fielmann AG.................................................  2,162    153,716
    First Sensor AG.............................................    411     11,035
    Fraport AG Frankfurt Airport Services Worldwide.............  6,173    513,872
    Freenet AG.................................................. 24,179    568,091
    Fresenius Medical Care AG & Co. KGaA, ADR...................  6,891    290,662
    Fresenius Medical Care AG & Co. KGaA........................ 35,797  3,017,094
    Fresenius SE & Co. KGaA..................................... 19,690  1,119,670
    Fuchs Petrolub SE...........................................  5,707    227,886
    GEA Group AG................................................ 27,768    777,995
    Gesco AG....................................................  1,666     48,255
    GFT Technologies SE.........................................  3,422     34,897
    Grammer AG..................................................    139      6,008
    Grand City Properties SA.................................... 19,650    463,032
    GRENKE AG...................................................    402     42,887
    H&R GmbH & Co. KGaA.........................................  2,873     23,778
    Hamburger Hafen und Logistik AG.............................  3,656     92,284
    Hannover Rueck SE...........................................  7,769  1,173,195
*   Heidelberger Druckmaschinen AG.............................. 47,568     89,125
    Hella GmbH & Co KGaA........................................  5,661    308,803
    Henkel AG & Co. KGaA........................................  3,860    368,085
    Hochtief AG.................................................    983    146,967
*   HolidayCheck Group AG.......................................  5,120     17,978
    Hornbach Baumarkt AG........................................  1,445     27,932
    Hornbach Holding AG & Co. KGaA..............................    717     38,871
    Hugo Boss AG................................................ 12,008    839,049
    Indus Holding AG............................................  5,952    317,157
    Infineon Technologies AG.................................... 56,501  1,339,390
*   Innogy SE................................................... 22,467    974,622
    Isra Vision AG..............................................  1,235     49,661
    Jenoptik AG.................................................  6,327    250,414
    K+S AG...................................................... 40,737    829,502
    KION Group AG............................................... 14,810  1,018,819
    Kloeckner & Co. SE..........................................  8,626     60,693
    Koenig & Bauer AG...........................................  1,638     79,631
    Krones AG...................................................  1,684    157,111
    KWS Saat SE.................................................  1,120     75,993
    Lanxess AG.................................................. 17,908  1,037,032
    LEG Immobilien AG...........................................  9,566  1,116,157
    Leifheit AG.................................................    566     13,829
    Leoni AG....................................................  6,219    143,808
*   Manz AG.....................................................    207      5,755
    Merck KGaA..................................................  3,946    420,606
    METRO AG.................................................... 50,461    857,409
    MLP SE...................................................... 13,290     66,991
    MTU Aero Engines AG.........................................  7,660  1,807,222

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
GERMANY -- (Continued)
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...  8,590 $2,137,654
    Nemetschek SE...............................................  2,996    554,261
    Nexus AG....................................................  1,263     36,177
*   Nordex SE................................................... 12,619    204,982
    Norma Group SE..............................................  7,134    337,323
    OHB SE......................................................    906     36,273
    OSRAM Licht AG.............................................. 11,909    409,620
    Paragon GmbH & Co. KGaA.....................................    163      5,163
    Patrizia Immobilien AG......................................  6,841    142,687
    Pfeiffer Vacuum Technology AG...............................  1,209    203,236
    PNE AG......................................................  7,350     20,287
    ProSiebenSat.1 Media SE..................................... 62,253    984,130
    PSI Software AG.............................................    690     14,331
    Puma SE.....................................................    469    290,486
    Puma SE.....................................................    296    183,095
*   QIAGEN NV...................................................  2,224     86,654
*   QIAGEN NV................................................... 14,881    576,198
    QSC AG...................................................... 22,904     38,656
    Rational AG.................................................    415    280,239
    Rheinmetall AG..............................................  5,625    648,157
    RHOEN-KLINIKUM AG...........................................  1,409     41,575
    RIB Software SE.............................................  5,917    116,576
*   Rocket Internet SE.......................................... 12,256    323,811
    RTL Group SA................................................  9,450    532,490
    S&T AG......................................................  5,127    138,524
    SAF-Holland SA..............................................  6,576     82,058
    Salzgitter AG...............................................  2,089     69,044
    SAP SE, Sponsored ADR....................................... 15,059  1,940,503
    SAP SE...................................................... 27,870  3,592,674
    Scout24 AG.................................................. 10,406    536,724
    Secunet Security Networks AG................................    212     25,963
*   Shop Apotheke Europe NV.....................................    417     16,162
    SHW AG......................................................    515     11,940
    Siemens AG.................................................. 18,718  2,244,330
    Sixt Leasing SE.............................................  2,338     33,901
    Sixt SE.....................................................  3,167    353,160
    SMA Solar Technology AG.....................................    983     22,434
    Software AG.................................................  5,844    223,032
    Stabilus SA.................................................  3,300    184,149
    STRATEC SE..................................................    663     46,753
    Stroeer SE & Co. KGaA.......................................  7,837    530,751
    Symrise AG.................................................. 21,445  2,064,145
    TAG Immobilien AG........................................... 24,369    548,789
    Takkt AG....................................................  6,528    102,747
*   Talanx AG...................................................  5,912    236,599
    Technotrans SE..............................................    943     25,883
*   Tele Columbus AG............................................    755      1,626
    Telefonica Deutschland Holding AG........................... 38,795    125,980
    Thyssenkrupp AG............................................. 40,417    569,824
    TLG Immobilien AG........................................... 24,428    719,667
*   Tom Tailor Holding SE.......................................  4,194     11,573
    Uniper SE...................................................  7,497    227,485
    United Internet AG.......................................... 30,711  1,234,732
    VERBIO Vereinigte BioEnergie AG.............................  5,473     47,483
    Vonovia SE.................................................. 35,827  1,790,518
    Vossloh AG..................................................  1,268     58,364
    Wacker Chemie AG............................................  1,909    167,817
    Wacker Neuson SE............................................  6,335    176,056
    Washtec AG..................................................  1,809    142,414

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
    Wirecard AG.................................................    10,172 $ 1,536,657
    Wuestenrot & Wuerttembergische AG...........................     4,218      86,569
    XING SE.....................................................       373     138,814
*   Zalando SE..................................................     4,783     225,406
    Zeal Network SE.............................................     1,881      42,797
                                                                           -----------
TOTAL GERMANY...................................................            96,953,731
                                                                           -----------
HONG KONG -- (2.3%)
    Aeon Credit Service Asia Co., Ltd...........................    28,000      27,927
    AIA Group, Ltd..............................................   664,600   6,805,129
    Allied Properties HK, Ltd...................................   150,000      34,440
    Alltronics Holdings, Ltd....................................    32,000       3,702
    Asia Satellite Telecommunications Holdings, Ltd.............     3,000       2,555
    Asia Standard International Group, Ltd......................    80,000      16,331
#   Asiasec Properties, Ltd.....................................    17,000       5,860
    ASM Pacific Technology, Ltd.................................    41,700     483,679
#   Associated International Hotels, Ltd........................     4,000      11,729
    Bank of East Asia, Ltd. (The)...............................    42,007     132,595
    BOC Aviation, Ltd...........................................    55,800     479,628
    BOC Hong Kong Holdings, Ltd.................................   142,000     636,473
    BOCOM International Holdings Co., Ltd.......................    76,000      15,430
    BOE Varitronix, Ltd.........................................    23,000       6,925
    Bright Smart Securities & Commodities Group, Ltd............    72,000      16,648
*   Brightoil Petroleum Holdings, Ltd...........................   229,000      43,787
    Cathay Pacific Airways, Ltd.................................    45,000      75,781
    Century City International Holdings, Ltd....................   232,000      20,723
    China Motor Bus Co., Ltd....................................     1,000      13,070
#   China New Higher Education Group Ltd........................   107,000      47,847
#*  China Shandong Hi-Speed Financial Group, Ltd................   372,000      16,971
#   China Star Entertainment, Ltd...............................   100,000       7,401
*   China Strategic Holdings, Ltd............................... 1,640,000      16,674
    Chinese Estates Holdings, Ltd...............................    50,500      52,720
    Chong Hing Bank, Ltd........................................    12,000      22,729
    Chow Sang Sang Holdings International, Ltd..................    59,000      98,044
    Chow Tai Fook Jewellery Group, Ltd..........................   122,400     131,004
    Chuang's Consortium International, Ltd......................    92,000      20,983
    CITIC Telecom International Holdings, Ltd...................   185,000      76,662
    CK Asset Holdings, Ltd......................................   121,000     972,905
    CK Hutchison Holdings, Ltd..................................    55,704     585,667
    CK Life Sciences Intl Holdings, Inc.........................   492,000      28,581
    CNQC International Holdings, Ltd............................    37,500       7,600
#*  Common Splendor International Health Industry Group, Ltd....   150,000      10,142
#   Convenience Retail Asia, Ltd................................    66,000      33,669
#*  Convoy Global Holdings, Ltd.................................   528,000       2,107
*   Cosmopolitan International Holdings, Ltd....................    60,000      11,608
    Cowell e Holdings, Inc......................................    52,000      11,789
    Cross-Harbour Holdings, Ltd. (The)..........................     9,000      12,621
    CSI Properties, Ltd.........................................   840,000      47,131
    CW Group Holdings, Ltd......................................    85,500         944
    Dah Sing Banking Group, Ltd.................................    69,200     132,434
    Dah Sing Financial Holdings, Ltd............................    23,600     123,970
    Dickson Concepts International, Ltd.........................     6,500       3,505
    Eagle Nice International Holdings, Ltd......................    24,000       9,018
    Emperor Capital Group, Ltd..................................   444,000      20,702
    Emperor Entertainment Hotel, Ltd............................    65,000      13,924
    Emperor International Holdings, Ltd.........................   280,000      83,679
    Emperor Watch & Jewellery, Ltd..............................   350,000      10,670
*   ENM Holdings, Ltd...........................................   208,000      23,625
*   Esprit Holdings, Ltd........................................   214,300      43,498

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    Fairwood Holdings, Ltd......................................     4,500 $   15,746
    Far East Consortium International, Ltd......................   267,000    126,068
#*  FIH Mobile, Ltd.............................................   666,000     99,548
*   First Shanghai Investments, Ltd.............................   112,000      8,297
    Fountain SET Holdings, Ltd..................................    74,000     12,996
    Freeman Fintech Corp, Ltd...................................    24,000      1,043
    Galaxy Entertainment Group, Ltd.............................   141,000  1,055,982
#   Genting Hong Kong, Ltd......................................    96,000     12,862
    Get Nice Holdings, Ltd......................................   884,000     31,569
    Giordano International, Ltd.................................   302,000    143,696
#   Global Brands Group Holding, Ltd............................   128,136     15,675
    Glorious Sun Enterprises, Ltd...............................    21,000      2,439
    Golden Resources Development International, Ltd.............    76,000      5,909
#*  Gold-Finance Holdings, Ltd..................................    44,000        881
#   Goodbaby International Holdings, Ltd........................   175,000     49,693
    Great Eagle Holdings, Ltd...................................    17,000     80,116
*   G-Resources Group, Ltd...................................... 1,842,000     17,647
    Guoco Group, Ltd............................................     6,000     89,389
#   Guotai Junan International Holdings, Ltd....................   414,000     83,564
#   Haitong International Securities Group, Ltd.................   364,349    132,170
    Hang Lung Group, Ltd........................................     5,000     14,912
    Hang Seng Bank, Ltd.........................................    61,000  1,602,690
    Hanison Construction Holdings, Ltd..........................    89,806     15,464
    Harbour Centre Development, Ltd.............................     9,000     16,523
    Henderson Land Development Co., Ltd.........................    53,400    329,112
    HKBN, Ltd...................................................   102,500    183,559
    HKR International, Ltd......................................    83,600     46,019
    HKT Trust & HKT, Ltd........................................   473,000    733,342
    Hon Kwok Land Investment Co., Ltd...........................    26,000     13,583
    Hong Kong Exchanges & Clearing, Ltd.........................     6,053    210,274
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................    70,000     26,502
*   Hong Kong Television Network, Ltd...........................    38,000     16,869
    Hongkong & Shanghai Hotels, Ltd. (The)......................    55,500     81,264
    Hongkong Chinese, Ltd.......................................    58,000      8,644
    Honma Golf, Ltd.............................................    11,500     11,465
*   Hsin Chong Group Holdings, Ltd..............................    56,000      2,498
    Hutchison Telecommunications Hong Kong Holdings, Ltd........   148,000     62,682
    Hysan Development Co., Ltd..................................    58,000    325,074
#*  I-CABLE Communications, Ltd.................................    80,392      1,065
    IGG, Inc....................................................   115,000    145,803
*   Imagi International Holdings, Ltd...........................    56,000     15,730
    International Housewares Retail Co., Ltd....................    42,000     11,030
    IT, Ltd.....................................................   120,000     58,201
    ITC Properties Group, Ltd...................................    47,000     11,622
    Jacobson Pharma Corp., Ltd..................................    76,000     14,360
    Johnson Electric Holdings, Ltd..............................    66,500    156,556
    Karrie International Holdings, Ltd..........................    74,000     11,049
    Kerry Logistics Network, Ltd................................    54,000     96,352
    Kerry Properties, Ltd.......................................   124,000    530,766
    Kingston Financial Group, Ltd...............................   338,000     79,396
    Kowloon Development Co., Ltd................................    43,000     58,473
    Lai Sun Development Co., Ltd................................    36,900     57,748
    Lai Sun Garment International, Ltd..........................     6,000      8,925
*   Landing International Development, Ltd......................   244,800     78,242
    Landsea Green Group Co., Ltd................................    96,000     12,018
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................    80,500     32,937
    Li & Fung, Ltd.............................................. 2,245,360    373,072

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    Lifestyle International Holdings, Ltd.......................    80,500 $  140,298
    Liu Chong Hing Investment, Ltd..............................    32,000     55,708
    L'Occitane International SA.................................    53,750     96,589
#   Luk Fook Holdings International, Ltd........................    83,000    297,388
    Lung Kee Bermuda Holdings...................................    18,000      7,848
    Man Wah Holdings, Ltd.......................................   386,400    198,797
#*  Mason Group Holdings, Ltd................................... 2,620,000     42,756
#   Mega Expo Holdings, Ltd.....................................   120,000     67,809
    Melco International Development, Ltd........................   146,000    358,767
    Melco Resorts & Entertainment, Ltd., ADR....................     1,858     46,636
#   MGM China Holdings, Ltd.....................................    79,200    163,498
#   Microport Scientific Corp...................................    45,000     42,406
    Midland Holdings, Ltd.......................................    13,026      2,844
    Million Hope Industries Holdings, Ltd.......................     7,122        663
    Miramar Hotel & Investment..................................    11,000     23,116
    Modern Dental Group, Ltd....................................    47,000      8,090
    MTR Corp., Ltd..............................................    15,500     92,340
    NagaCorp., Ltd..............................................   330,000    423,770
    Nameson Holdings, Ltd.......................................    26,000      2,350
*   NEW Concepts Holdings, Ltd..................................    12,000      2,136
#   New World Development Co., Ltd..............................   209,000    346,252
*   NewOcean Energy Holdings, Ltd...............................   312,000     85,973
#   NWS Holdings, Ltd...........................................    69,242    143,991
    OP Financial, Ltd...........................................    80,000     25,396
    Oriental Watch Holdings.....................................    44,000     13,022
    Oshidori International Holdings, Ltd........................   288,000     45,640
    Pacific Textiles Holdings, Ltd..............................   207,000    175,156
    Paliburg Holdings, Ltd......................................    52,000     21,365
    PC Partner Group, Ltd.......................................    30,000      8,247
    PCCW, Ltd...................................................   354,000    213,455
    Pico Far East Holdings, Ltd.................................    98,000     36,045
    Playmates Holdings, Ltd.....................................    90,000     13,297
    Polytec Asset Holdings, Ltd.................................    98,300     14,040
    Power Assets Holdings, Ltd..................................    80,000    558,014
    Prada SpA...................................................    39,800    111,947
    Public Financial Holdings, Ltd..............................    50,000     21,866
*   Realord Group Holdings, Ltd.................................    10,000      6,093
    Regal Hotels International Holdings, Ltd....................    12,000      7,515
    Regina Miracle International Holdings, Ltd..................    58,000     46,533
#   Sa Sa International Holdings, Ltd...........................   271,038     92,025
    Samsonite International SA..................................   223,800    641,854
    SEA Holdings, Ltd...........................................    13,170     16,821
    Singamas Container Holdings, Ltd............................   276,000     48,913
#   Sino Land Co., Ltd..........................................   230,197    404,929
    Sitoy Group Holdings, Ltd...................................    91,000     21,319
    SJM Holdings, Ltd...........................................   155,000    187,425
    SmarTone Telecommunications Holdings, Ltd...................    47,500     49,504
    Soundwill Holdings, Ltd.....................................    11,500     17,220
    Stella International Holdings, Ltd..........................    47,500     84,287
*   Summit Ascent Holdings, Ltd.................................    60,000     12,470
    Sun Hung Kai & Co., Ltd.....................................   140,000     69,821
    Sun Hung Kai Properties, Ltd................................    72,707  1,254,802
    SUNeVision Holdings, Ltd....................................    92,000     78,537
    Swire Properties, Ltd.......................................    33,600    136,729
    TAI Cheung Holdings, Ltd....................................    16,000     16,953
    Tao Heung Holdings, Ltd.....................................    83,000     16,196
    Techtronic Industries Co., Ltd..............................   154,000  1,114,421
    Television Broadcasts, Ltd..................................    53,200    104,519
    Texwinca Holdings, Ltd......................................    78,000     31,008

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
HONG KONG -- (Continued)
    TK Group Holdings, Ltd......................................  26,000 $    17,556
#*  TOM Group, Ltd.............................................. 136,000      31,764
    Tradelink Electronic Commerce, Ltd..........................  62,000      11,227
    Transport International Holdings, Ltd.......................  16,400      50,074
*   Trinity, Ltd................................................  12,000         582
    Union Medical Healthcare, Ltd...............................  32,000      22,215
#   United Laboratories International Holdings, Ltd. (The)......  94,000      55,044
*   Value Convergence Holdings, Ltd.............................  44,000       3,982
    Value Partners Group, Ltd................................... 272,000     205,014
    Victory City International Holdings, Ltd....................  41,042         476
    Vitasoy International Holdings, Ltd......................... 102,000     513,590
#   VPower Group International Holdings, Ltd....................  28,000      10,110
#   VSTECS Holdings, Ltd........................................ 160,400      87,827
    VTech Holdings, Ltd.........................................  14,300     130,655
    Wang On Group, Ltd.......................................... 720,000       8,164
#*  We Solutions, Ltd...........................................  84,000       4,856
    Wharf Holdings, Ltd. (The)..................................  64,000     183,934
    Wharf Real Estate Investment Co., Ltd.......................  33,000     252,921
    Wheelock & Co., Ltd.........................................  65,000     463,217
    Wynn Macau, Ltd.............................................  74,800     215,212
                                                                         -----------
TOTAL HONG KONG.................................................          29,588,176
                                                                         -----------
IRELAND -- (0.5%)
    AIB Group P.L.C.............................................  23,314     108,314
    Bank of Ireland Group P.L.C.................................  57,387     366,847
    C&C Group P.L.C.............................................  55,187     209,145
    C&C Group P.L.C.............................................   1,711       6,478
*   Cairn Homes P.L.C...........................................  29,131      41,932
    CRH P.L.C., Sponsored ADR...................................   7,445     250,524
    Datalex P.L.C...............................................   3,175       3,265
    FBD Holdings P.L.C..........................................   3,090      31,308
    Glanbia P.L.C...............................................  35,929     660,788
*   Kenmare Resources P.L.C.....................................       5          12
    Kerry Group P.L.C., Class A.................................   4,912     550,187
    Kingspan Group P.L.C........................................  38,788   2,039,241
    Paddy Power Betfair P.L.C...................................  12,605   1,056,982
    Paddy Power Betfair P.L.C...................................     284      24,052
*   Permanent TSB Group Holdings P.L.C..........................   7,118      10,982
    Smurfit Kappa Group P.L.C...................................  61,262   1,796,467
                                                                         -----------
TOTAL IRELAND...................................................           7,156,524
                                                                         -----------
ISRAEL -- (0.4%)
*   ADO Group, Ltd..............................................   1,114      23,363
*   Africa Israel Properties, Ltd...............................   1,744      47,417
*   Airport City, Ltd...........................................   9,974     165,629
*   Albaad Massuot Yitzhak, Ltd.................................     659       5,371
*   Allot, Ltd..................................................   1,587      11,909
    Alony Hetz Properties & Investments, Ltd....................  15,090     183,899
    Alrov Properties and Lodgings, Ltd..........................     593      21,300
    Amot Investments, Ltd.......................................  17,552     103,481
    Arad, Ltd...................................................   1,164      15,090
*   Arko Holdings, Ltd..........................................  28,181      11,607
    Ashtrom Group, Ltd..........................................   4,258      27,902
    Ashtrom Properties, Ltd.....................................   2,396      12,026
    Avgol Industries 1953, Ltd..................................   9,272       9,936
*   Azorim-Investment Development & Construction Co., Ltd.......   8,746      10,456
    Azrieli Group, Ltd..........................................   1,989     113,319
    Bank Leumi Le-Israel BM.....................................  51,660     353,765

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
ISRAEL -- (Continued)
    Bayside Land Corp...........................................     109 $ 53,471
    Bezeq The Israeli Telecommunication Corp., Ltd.............. 111,657   76,381
    Big Shopping Centers, Ltd...................................     847   59,314
    Blue Square Real Estate, Ltd................................     648   25,653
*   Brack Capital Properties NV.................................     311   32,864
*   Cellcom Israel, Ltd.........................................   7,235   30,295
*   Clal Insurance Enterprises Holdings, Ltd....................   4,555   63,237
*   Compugen, Ltd...............................................   1,357    4,705
    Danel Adir Yeoshua, Ltd.....................................     219   12,795
    Delek Automotive Systems, Ltd...............................   4,240   19,099
    Delek Group, Ltd............................................     983  187,200
    Delta-Galil Industries, Ltd.................................   2,033   61,412
    Dexia Israel Bank, Ltd......................................     101   19,941
    Direct Insurance Financial Investments, Ltd.................   1,839   20,699
    Dor Alon Energy in Israel 1988, Ltd.........................      46      760
    Electra Consumer Products 1970, Ltd.........................     508    6,706
    Electra, Ltd................................................     260   71,210
*   Equital, Ltd................................................   3,285   97,968
*   Evogene, Ltd................................................   1,229    2,522
*   First International Bank Of Israel, Ltd.....................   5,867  147,443
    FMS Enterprises Migun, Ltd..................................     305    8,420
    Formula Systems 1985, Ltd...................................   1,327   63,379
    Fox Wizel, Ltd..............................................     800   22,554
    Gilat Satellite Networks, Ltd...............................   1,309   11,686
    Hadera Paper, Ltd...........................................     162   11,602
    Hamlet Israel-Canada, Ltd...................................     723   15,806
    Harel Insurance Investments & Financial Services, Ltd.......  18,971  142,214
    Hilan, Ltd..................................................   1,245   34,354
    IDI Insurance Co., Ltd......................................   1,058   49,431
    IES Holdings, Ltd...........................................     199   10,074
*   Industrial Buildings Corp., Ltd.............................  10,136   17,573
    Inrom Construction Industries, Ltd..........................   3,619   13,278
    Israel Chemicals, Ltd.......................................  56,350  299,207
    Isras Investment Co., Ltd...................................      72   10,435
*   Kamada Ltd..................................................   1,000    5,740
    Kerur Holdings, Ltd.........................................     668   17,550
    Magic Software Enterprises, Ltd.............................   1,400   13,454
    Magic Software Enterprises, Ltd.............................   1,688   16,430
    Matrix IT, Ltd..............................................   5,714   76,160
    Maytronics, Ltd.............................................   5,335   36,234
    Mediterranean Towers, Ltd...................................   7,618   14,466
    Mega Or Holdings, Ltd.......................................   1,064   13,958
    Meitav Dash Investments, Ltd................................   4,702   14,776
    Melisron, Ltd...............................................   2,903  146,706
    Menora Mivtachim Holdings, Ltd..............................   5,649   72,717
    Migdal Insurance & Financial Holding, Ltd...................  80,579   83,622
    Mivtach Shamir Holdings, Ltd................................   1,141   20,650
    Mizrahi Tefahot Bank, Ltd...................................   8,853  191,642
    Nawi Brothers, Ltd..........................................   2,032   11,907
    Neto ME Holdings, Ltd.......................................     139   11,865
*   Nice, Ltd...................................................   1,948  268,348
#*  Nice, Ltd., Sponsored ADR...................................   2,426  334,448
*   Nova Measuring Instruments, Ltd.............................   2,946   82,462
    NR Spuntech Industries, Ltd.................................   3,315    9,231
*   Oil Refineries, Ltd......................................... 415,557  204,139
*   Partner Communications Co., Ltd.............................  10,633   48,076
    Paz Oil Co., Ltd............................................     988  144,036
    Phoenix Holdings, Ltd. (The)................................  26,089  148,931
    Plasson Industries, Ltd.....................................     227    9,639

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ISRAEL -- (Continued)
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........   1,215 $   63,492
    Scope Metals Group, Ltd.....................................     502     13,404
    Shalag Industries, Ltd......................................   2,338      8,253
    Shapir Engineering and Industry, Ltd........................  16,481     59,384
*   Shikun & Binui, Ltd.........................................  24,323     62,924
    Shufersal, Ltd..............................................  23,523    156,422
    Summit Real Estate Holdings, Ltd............................   2,721     24,788
    Taptica international Ltd...................................   5,174      9,825
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........   7,711    117,361
*   Union Bank of Israel........................................   2,519     12,178
                                                                         ----------
TOTAL ISRAEL....................................................          5,345,376
                                                                         ----------
ITALY -- (2.3%)
    ACEA SpA....................................................  13,267    241,266
*   Aeffe SpA...................................................   3,089     10,227
    Amplifon SpA................................................  14,413    277,276
    Anima Holding SpA...........................................  26,948    107,399
    Aquafil SpA.................................................     688      7,480
*   Arnoldo Mondadori Editore SpA...............................  17,537     33,602
    Ascopiave SpA...............................................  12,034     51,801
    Assicurazioni Generali SpA.................................. 125,318  2,431,425
#*  Astaldi SpA.................................................   6,533      5,109
    Atlantia SpA................................................  29,824    814,217
    Autogrill SpA...............................................  10,678    103,768
    Avio SpA....................................................   1,274     18,078
#   Azimut Holding SpA..........................................  20,855    421,722
    Banca Farmafactoring SpA....................................  13,211     78,019
    Banca Generali SpA..........................................   8,349    235,900
    Banca IFIS SpA..............................................   3,287     56,771
    Banca Mediolanum SpA........................................  20,414    149,936
#*  Banca Monte dei Paschi di Siena SpA.........................     519        789
    Banca Popolare di Sondrio SCPA..............................  71,179    193,773
    Banca Sistema SpA...........................................   7,802     14,690
#*  Banco BPM SpA............................................... 258,694    615,826
    Banco di Desio e della Brianza SpA..........................   2,917      6,659
    BasicNet SpA................................................   3,053     18,688
    BE..........................................................   8,991     10,690
*   BF SpA......................................................   4,090     11,931
    Biesse SpA..................................................   1,260     28,078
    BPER Banca..................................................  93,451    449,301
    Brunello Cucinelli SpA......................................   5,543    201,521
    Cairo Communication SpA.....................................  11,491     47,430
    Carraro SpA.................................................   4,563     12,101
    Cerved Group SpA............................................  22,923    224,030
    CIR-Compagnie Industriali Riunite SpA.......................  71,470     87,990
    CNH Industrial NV........................................... 117,575  1,278,261
    Credito Emiliano SpA........................................  18,908    108,019
    Danieli & C Officine Meccaniche SpA.........................   1,806     36,801
    Datalogic SpA...............................................     887     21,051
    Davide Campari-Milano SpA...................................  42,820    431,967
    De' Longhi SpA..............................................   5,473    140,288
    DeA Capital SpA.............................................  16,227     28,250
    DiaSorin SpA................................................   3,624    354,271
    doBank SpA..................................................     718     10,141
    Emak SpA....................................................   7,007     10,693
    Enav SpA....................................................  22,195    121,205
    Esprinet SpA................................................  10,115     41,241
    Falck Renewables SpA........................................  34,844    124,677
    Ferrari NV..................................................   7,197    976,222

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ITALY -- (Continued)
#   Ferrari NV..................................................     3,170 $  431,215
    Fiat Chrysler Automobiles NV................................   111,776  1,722,624
    Fiat Chrysler Automobiles NV................................   138,948  2,141,189
    Fila SpA....................................................     1,800     27,960
*   Fincantieri SpA.............................................    63,031     77,184
    FinecoBank Banca Fineco SpA.................................    36,862    485,544
    FNM SpA.....................................................    13,074      7,473
*   GEDI Gruppo Editoriale SpA..................................    14,144      5,465
    Geox SpA....................................................     8,302     15,474
    Gruppo MutuiOnline SpA......................................     2,722     52,661
    Hera SpA....................................................   134,706    479,520
#   IMA Industria Macchine Automatiche SpA......................     3,980    312,971
*   IMMSI SpA...................................................    13,995      8,309
    Infrastrutture Wireless Italiane SpA........................     7,680     63,659
*   Intek Group SpA.............................................     9,436      3,392
    Interpump Group SpA.........................................     7,529    283,122
    Intesa Sanpaolo SpA.........................................   575,831  1,508,687
    Iren SpA....................................................    58,641    137,153
    Italgas SpA.................................................   100,034    624,862
    Italmobiliare SpA...........................................     1,641     36,537
#*  Juventus Football Club SpA..................................    57,536     81,492
    La Doria SpA................................................     1,145     10,446
    Leonardo SpA................................................    67,936    785,667
    Maire Tecnimont SpA.........................................    22,476     80,424
    MARR SpA....................................................     5,628    136,698
    Massimo Zanetti Beverage Group SpA..........................     3,293     22,680
#*  Mediaset SpA................................................   106,584    354,829
    Mediobanca Banca di Credito Finanziario SpA.................   161,356  1,710,261
    Moncler SpA.................................................    43,758  1,799,078
#*  Mondo TV SpA................................................     3,025      4,554
*   Openjobmetis SpA agenzia per il lavoro......................     1,095      9,206
#*  OVS SpA.....................................................    18,316     38,221
    Piaggio & C SpA.............................................    23,244     64,224
    Poste Italiane SpA..........................................    13,785    147,326
    Prima Industrie SpA.........................................       680     15,396
    Prysmian SpA................................................     6,468    124,887
    RAI Way SpA.................................................     6,938     36,515
    Recordati SpA...............................................     8,239    332,919
    Reno de Medici SpA..........................................    17,508     13,866
    Reply SpA...................................................     2,570    167,523
#   Retelit SpA.................................................    14,510     24,814
#*  Rizzoli Corriere Della Sera Mediagroup SpA..................    13,608     19,786
    Sabaf SpA...................................................       200      3,513
    SAES Getters SpA............................................       856     20,727
#*  Safilo Group SpA............................................     6,117      6,478
*   Saipem SpA..................................................   142,806    724,384
    Salini Impregilo SpA........................................    12,528     26,161
    Salvatore Ferragamo SpA.....................................     7,937    180,073
    Saras SpA...................................................    41,476     74,101
    Sesa SpA....................................................       840     26,152
    Snam SpA....................................................   153,738    782,662
    Societa Cattolica di Assicurazioni SC.......................    56,189    523,514
    Societa Iniziative Autostradali e Servizi SpA...............     8,800    145,098
    SOL SpA.....................................................     1,421     19,113
    Tamburi Investment Partners SpA.............................     4,427     31,556
    Technogym SpA...............................................    13,606    166,962
*   Telecom Italia SpA.......................................... 1,921,018  1,075,338
*   Telecom Italia SpA, Sponsored ADR...........................     6,420     35,438
    Tenaris SA..................................................     3,108     43,083

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
ITALY -- (Continued)
    Terna Rete Elettrica Nazionale SpA..........................  73,927 $   443,500
*   Tinexta S.p.A...............................................   1,761      22,433
#*  Tiscali SpA................................................. 417,308       6,844
    Tod's SpA...................................................   1,324      65,112
#*  TREVI--Finanziaria Industriale SpA..........................  22,039       7,432
    UniCredit SpA...............................................   5,523      76,455
    Unieuro SpA.................................................   1,671      27,614
#   Unione di Banche Italiane SpA...............................  49,692     155,132
    Unipol Gruppo SpA........................................... 110,794     564,399
    UnipolSai Assicurazioni SpA.................................  51,465     141,025
                                                                         -----------
TOTAL ITALY.....................................................          30,450,692
                                                                         -----------
JAPAN -- (21.4%)
    77 Bank, Ltd. (The).........................................   6,400      91,840
    A&D Co., Ltd................................................   4,200      34,435
    ABC-Mart, Inc...............................................   3,100     192,665
    Abist Co., Ltd..............................................     500      14,247
    Access Co., Ltd.............................................   2,700      21,768
    Achilles Corp...............................................   4,400      78,036
    Acom Co., Ltd...............................................  34,500     121,236
    Adastria Co., Ltd...........................................   5,800     142,611
    ADEKA Corp..................................................  18,700     280,939
    Ad-sol Nissin Corp..........................................     900      13,583
    Advan Co., Ltd..............................................   4,400      41,029
    Advantest Corp..............................................  15,300     433,888
#   Adventure, Inc..............................................     300      12,299
    Aeon Co., Ltd...............................................  45,799     846,666
    Aeon Delight Co., Ltd.......................................   2,100      70,705
    Aeon Fantasy Co., Ltd.......................................     900      21,517
    AEON Financial Service Co., Ltd.............................  20,500     425,611
    Aeon Hokkaido Corp..........................................   3,500      23,154
#   Aeria, Inc..................................................   1,500       8,265
    Ahresty Corp................................................   1,800      10,327
    Ai Holdings Corp............................................   3,500      57,193
    Aica Kogyo Co., Ltd.........................................   4,400     152,664
    Aichi Bank, Ltd. (The)......................................   1,200      39,185
    Aichi Corp..................................................   7,600      51,929
    Aichi Steel Corp............................................   2,800      85,989
    Aichi Tokei Denki Co., Ltd..................................     300      11,147
    Aida Engineering, Ltd.......................................  13,800     108,879
*   Aiful Corp..................................................  38,900      91,269
#   Ain Holdings, Inc...........................................   4,300     342,042
    Aiphone Co., Ltd............................................   1,300      20,527
    Air Water, Inc..............................................  40,700     620,823
    Airport Facilities Co., Ltd.................................   2,400      11,885
    Aisan Industry Co., Ltd.....................................   3,900      26,436
    Aisin Seiki Co., Ltd........................................   4,300     166,345
    AIT Corp....................................................   2,200      21,409
#   Aizawa Securities Co., Ltd..................................   5,900      35,481
    Ajis Co., Ltd...............................................     400      12,428
#   Akatsuki, Inc...............................................     800      36,439
#*  Akebono Brake Industry Co., Ltd.............................  17,600      20,461
    Akita Bank, Ltd. (The)......................................   2,300      45,421
    Albis Co., Ltd..............................................   1,500      30,632
    Alconix Corp................................................   2,300      27,388
    Alfresa Holdings Corp.......................................  11,300     315,314
    Alinco, Inc.................................................   1,000       8,743
#   Alleanza Holdings Co., Ltd..................................   1,400      10,774
    Alpen Co., Ltd..............................................   4,000      62,196

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Alpha Corp..................................................     800 $    9,090
    Alpha Systems, Inc..........................................   1,000     24,632
    Alps Alpine Co., Ltd........................................  33,016    698,248
    Alps Logistics Co., Ltd.....................................   1,600     12,006
    Altech Corp.................................................   1,000     17,442
    Amada Holdings Co., Ltd.....................................  10,700    119,948
    Amano Corp..................................................   5,200    135,890
    Amiyaki Tei Co., Ltd........................................     400     12,465
    Amuse, Inc..................................................   1,000     23,765
    Anest Iwata Corp............................................   4,500     39,306
#*  Anicom Holdings, Inc........................................   1,700     52,761
#   Anritsu Corp................................................   7,800    135,663
    AOI Electronics Co., Ltd....................................     400      8,632
    AOI TYO Holdings, Inc.......................................   4,600     31,570
    AOKI Holdings, Inc..........................................   4,500     47,030
    Aomori Bank, Ltd. (The).....................................   2,400     62,780
    Aoyama Trading Co., Ltd.....................................   4,800    105,432
    Aozora Bank, Ltd............................................   2,800     68,414
#   Apaman Co., Ltd.............................................   1,700     11,508
    Arakawa Chemical Industries, Ltd............................   1,600     21,585
    Arata Corp..................................................   3,000    107,175
    Arcland Sakamoto Co., Ltd...................................   6,200     80,589
    Arcland Service Holdings Co., Ltd...........................   1,000     17,818
    Arcs Co., Ltd...............................................   6,723    136,293
#   Arealink Co., Ltd...........................................   1,200     12,252
    Argo Graphics, Inc..........................................   1,600     32,912
    Ariake Japan Co., Ltd.......................................     700     40,904
*   Arisawa Manufacturing Co., Ltd..............................   4,400     33,762
    Artnature, Inc..............................................   4,700     26,491
    Asahi Broadcasting Group Holdings Corp......................   2,300     15,920
    Asahi Co., Ltd..............................................   2,300     27,954
    Asahi Diamond Industrial Co., Ltd...........................  11,400     80,707
    Asahi Group Holdings, Ltd...................................  20,400    889,507
    Asahi Holdings, Inc.........................................  14,900    290,038
    Asahi Intecc Co., Ltd.......................................   9,000    455,931
    Asahi Kasei Corp............................................ 114,900  1,184,201
    Asahi Kogyosha Co., Ltd.....................................     400     10,886
    Asahi Net, Inc..............................................   2,100     11,302
    ASAHI YUKIZAI Corp..........................................   1,900     30,778
    Asante, Inc.................................................     900     17,582
#   Asanuma Corp................................................     900     19,948
    Ashimori Industry Co., Ltd..................................     800     11,639
    Asia Pile Holdings Corp.....................................   3,100     16,865
    Asics Corp..................................................  14,900    183,565
    ASKA Pharmaceutical Co., Ltd................................   3,100     32,406
    ASKUL Corp..................................................   1,200     32,255
    Astellas Pharma, Inc........................................  98,700  1,336,780
#   Asukanet Co., Ltd...........................................     700     10,058
    Asunaro Aoki Construction Co., Ltd..........................   2,000     15,555
#   Ateam, Inc..................................................   2,000     29,945
#   Atom Corp...................................................   6,900     59,714
*   Atrae, Inc..................................................   1,200     36,793
    Atsugi Co., Ltd.............................................   1,800     15,189
    Aucnet, Inc.................................................     600      6,819
    Autobacs Seven Co., Ltd.....................................   6,300    109,872
    Avex, Inc...................................................   7,100     89,975
    Awa Bank, Ltd. (The)........................................   3,500     88,113
    Axial Retailing, Inc........................................   3,800    113,200
    Azbil Corp..................................................  11,400    274,395

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Bandai Namco Holdings, Inc.................................. 25,100 $1,203,315
    Bando Chemical Industries, Ltd..............................  3,500     34,120
    Bank of Iwate, Ltd. (The)...................................  2,300     66,239
    Bank of Kochi, Ltd. (The)...................................  2,500     18,562
    Bank of Kyoto, Ltd. (The)...................................  2,400    104,003
    Bank of Nagoya, Ltd. (The)..................................  1,900     61,615
    Bank of Okinawa, Ltd. (The).................................  2,780     86,496
    Bank of Saga, Ltd. (The)....................................  2,600     41,179
    Bank of the Ryukyus, Ltd....................................  6,200     67,122
    Bank of Toyama, Ltd. (The)..................................    600     17,072
#   Baroque Japan, Ltd..........................................  1,300     11,254
    BayCurrent Consulting, Inc..................................  1,200     43,485
    Beenos, Inc.................................................  1,200     15,276
    Belc Co., Ltd...............................................  2,000     89,651
    Bell System24 Holdings, Inc.................................  7,900    115,253
    Belluna Co., Ltd............................................ 12,500     94,321
    Benefit One, Inc............................................  8,400    175,669
    Benesse Holdings, Inc.......................................  2,600     71,884
#*  Bengo4.com, Inc.............................................    800     31,252
    Bic Camera, Inc............................................. 19,800    212,380
    Biofermin Pharmaceutical Co., Ltd...........................    500     10,253
    BML, Inc....................................................  2,900     81,939
    Bourbon Corp................................................  1,000     16,867
#   BP Castrol K.K..............................................  1,200     15,718
    Br Holdings Corp............................................  2,900      8,321
#*  BrainPad, Inc...............................................    600     33,611
    Broadleaf Co., Ltd.......................................... 12,700     65,440
    BRONCO BILLY Co., Ltd.......................................  1,000     20,797
    Brother Industries, Ltd..................................... 41,000    809,544
    Bunka Shutter Co., Ltd...................................... 17,500    129,104
    C Uyemura & Co., Ltd........................................    400     24,714
    CAC Holdings Corp...........................................  1,300     18,578
#   Can Do Co., Ltd.............................................  1,000     15,345
    Canon Electronics, Inc......................................  2,500     41,199
    Canon Marketing Japan, Inc..................................  7,700    167,074
#   Canon, Inc., Sponsored ADR.................................. 14,250    394,440
    Canon, Inc.................................................. 19,500    541,087
    Capcom Co., Ltd.............................................  9,900    223,380
*   CareerIndex, Inc............................................    800      5,726
    Carlit Holdings Co., Ltd....................................  1,500     11,502
    Carta Holdings, Inc.........................................  1,100     11,820
    Casio Computer Co., Ltd..................................... 21,200    267,039
#   Cawachi, Ltd................................................  3,600     63,741
    Central Automotive Products, Ltd............................  1,000     15,290
    Central Japan Railway Co....................................  3,755    807,473
#   Central Security Patrols Co., Ltd...........................    700     33,205
    Central Sports Co., Ltd.....................................  1,100     31,100
    Ceres, Inc..................................................    600     11,453
#   Charm Care Corp. KK.........................................  1,100     16,583
    Chiba Bank, Ltd. (The)...................................... 15,500     81,413
    Chiba Kogyo Bank, Ltd. (The)................................  8,900     22,944
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H......  2,200     24,661
    CHIMNEY Co., Ltd............................................    600     14,583
    Chino Corp..................................................    800      9,406
    Chiyoda Co., Ltd............................................  1,900     30,109
    Chiyoda Integre Co., Ltd....................................  1,700     31,775
    Chofu Seisakusho Co., Ltd...................................  4,800    101,345
    Chubu Shiryo Co., Ltd.......................................  2,900     32,112
    Chudenko Corp...............................................  6,100    124,899

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Chugai Pharmaceutical Co., Ltd..............................  6,800 $431,231
    Chugai Ro Co., Ltd..........................................  1,100   18,394
    Chugoku Bank, Ltd. (The)....................................  9,600   92,961
    Chugoku Marine Paints, Ltd.................................. 13,600  128,785
    Chukyo Bank, Ltd. (The).....................................  1,900   37,483
    Chuo Spring Co., Ltd........................................    500   13,202
    CI Takiron Corp............................................. 13,000   78,597
#   Citizen Watch Co., Ltd...................................... 26,500  149,413
    CKD Corp.................................................... 11,200  130,266
    Cleanup Corp................................................  5,200   29,095
    CMIC Holdings Co., Ltd......................................  2,500   36,856
    Coca-Cola Bottlers Japan Holdings, Inc......................  7,900  195,067
    cocokara fine, Inc..........................................  3,500  139,353
    Coco's Japan Co., Ltd.......................................    700   11,936
    COLOPL, Inc.................................................  3,800   23,132
    Colowide Co., Ltd...........................................  5,900  118,527
    Computer Engineering & Consulting, Ltd......................  2,600   51,484
    COMSYS Holdings Corp........................................ 13,121  345,205
    Comture Corp................................................    900   31,027
    Concordia Financial Group, Ltd.............................. 20,610   80,463
    CONEXIO Corp................................................  6,100   75,744
*   COOKPAD, Inc................................................  4,800   11,700
    Corona Corp.................................................  3,100   29,289
#   Cosel Co., Ltd..............................................  4,800   51,578
    Cosmo Energy Holdings Co., Ltd.............................. 13,800  284,979
    Cosmos Pharmaceutical Corp..................................  1,000  159,861
    Cota Co., Ltd...............................................  1,210   13,645
    CRE, Inc....................................................  1,900   16,521
    Create Medic Co., Ltd.......................................  1,600   13,946
    Create Restaurants Holdings, Inc............................  3,500   42,005
    Create SD Holdings Co., Ltd.................................  4,600  106,394
    Credit Saison Co., Ltd......................................  4,100   52,458
    Creek & River Co., Ltd......................................  1,500   16,572
    Cresco, Ltd.................................................    400   12,183
    CTI Engineering Co., Ltd....................................  1,100   15,118
    CTS Co., Ltd................................................  3,200   19,566
    CyberAgent, Inc............................................. 12,400  497,044
    Cybozu, Inc.................................................  1,800   17,106
    Dai Nippon Printing Co., Ltd................................  4,900  116,316
#   Dai Nippon Toryo Co., Ltd...................................  1,400   13,230
    Daibiru Corp................................................  7,600   67,397
    Daicel Corp................................................. 36,200  406,115
    Dai-Dan Co., Ltd............................................  4,600  102,248
    Daido Kogyo Co., Ltd........................................  1,000    7,809
    Daido Metal Co., Ltd........................................  4,500   28,370
    Daido Steel Co., Ltd........................................  6,900  281,524
    Daidoh, Ltd.................................................  5,000   14,519
    Daifuku Co., Ltd............................................ 10,800  664,423
    Daihatsu Diesel Manufacturing Co., Ltd......................  2,400   13,987
    Daihen Corp.................................................  5,000  139,957
    Daiho Corp..................................................  3,300   88,513
    Daiichi Jitsugyo Co., Ltd...................................  1,600   49,393
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................    900    6,942
    Dai-ichi Life Holdings, Inc................................. 50,200  724,627
    Daiichi Sankyo Co., Ltd.....................................  8,100  400,500
    Dai-ichi Seiko Co., Ltd.....................................  1,300   13,339
    Daiichikosho Co., Ltd.......................................  7,300  357,664
    Daiken Corp.................................................  2,400   45,368
#   Daiken Medical Co., Ltd.....................................  1,900    9,747

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
#   Daiki Aluminium Industry Co., Ltd...........................  2,000 $   11,673
    Daikin Industries, Ltd......................................  9,500  1,209,535
    Daikoku Denki Co., Ltd......................................    800     10,917
    Daikokutenbussan Co., Ltd...................................  1,300     44,622
    Dainichi Co., Ltd...........................................  1,500      9,005
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......  3,800    110,687
    Daio Paper Corp.............................................  3,200     37,048
    Daiseki Co., Ltd............................................  2,600     71,427
    Daishi Hokuetsu Financial Group, Inc........................  3,200     94,181
    Daisue Construction Co., Ltd................................    900      7,511
    Daito Pharmaceutical Co., Ltd...............................  2,100     67,829
    Daito Trust Construction Co., Ltd...........................  7,600  1,017,666
    Daitron Co., Ltd............................................  1,100     16,444
    Daiwa House Industry Co., Ltd............................... 71,800  2,012,518
    Daiwa Industries, Ltd.......................................  6,200     72,415
    Daiwa Securities Group, Inc................................. 44,700    208,071
    Daiwabo Holdings Co., Ltd...................................  4,700    240,526
#   DCM Holdings Co., Ltd....................................... 21,800    216,086
    DD Holdings Co., Ltd........................................    700     11,773
#   Dear Life Co., Ltd..........................................  4,200     15,941
    DeNA Co., Ltd............................................... 12,800    199,895
    Denka Co., Ltd..............................................  6,200    187,211
    Denki Kogyo Co., Ltd........................................  2,100     61,587
    Densan System Co., Ltd......................................    800     23,091
    Denso Corp.................................................. 10,000    436,950
    Dentsu, Inc................................................. 11,300    462,398
    Denyo Co., Ltd..............................................  4,000     50,845
    Descente, Ltd...............................................  2,800     59,314
    Dexerials Corp..............................................  8,600     54,411
    DIC Corp.................................................... 29,800    875,331
    Digital Arts, Inc...........................................  1,800    155,423
    Digital Hearts Holdings Co., Ltd............................  1,700     19,114
#   Dip Corp....................................................  5,500     84,068
    Disco Corp..................................................  2,200    380,703
    DKS Co., Ltd................................................  1,600     52,266
#   DMG Mori Co., Ltd........................................... 21,200    305,707
    Doshisha Co., Ltd...........................................  4,700     75,184
    Doutor Nichires Holdings Co., Ltd...........................  2,700     51,500
    Dowa Holdings Co., Ltd......................................  8,700    283,683
    DTS Corp....................................................  2,200     77,919
    Duskin Co., Ltd.............................................  3,600     88,845
    Dvx, Inc....................................................  1,300     10,742
    DyDo Group Holdings, Inc....................................  2,200     98,369
    Eagle Industry Co., Ltd.....................................  6,100     69,903
    Earth Corp..................................................    700     32,103
    East Japan Railway Co.......................................  8,100    763,359
    Ebara Corp.................................................. 19,700    606,304
    Ebara Foods Industry, Inc...................................  1,300     25,493
    Ebara Jitsugyo Co., Ltd.....................................  1,000     18,815
    Eco's Co., Ltd..............................................  1,900     25,165
#   EDION Corp.................................................. 16,400    139,073
    eGuarantee, Inc.............................................  3,900     41,718
    E-Guardian, Inc.............................................  1,100     20,989
    Ehime Bank, Ltd. (The)......................................  4,399     41,849
    Eidai Co., Ltd..............................................  3,400     12,569
    Eiken Chemical Co., Ltd.....................................  2,200     39,568
    Eisai Co., Ltd..............................................  8,000    465,845
    Eizo Corp...................................................  2,300     88,396
#   Elan Corp...................................................  1,800     27,454

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Elecom Co., Ltd.............................................  2,500 $   83,885
    Elematec Corp...............................................  2,400     44,161
#   EM Systems Co., Ltd.........................................  2,000     26,998
*   Enigmo, Inc.................................................  1,100     29,388
    en-japan, Inc...............................................  8,800    286,571
    EPS Holdings, Inc...........................................  3,300     59,164
    eRex Co., Ltd...............................................  5,700     52,103
    ES-Con Japan, Ltd...........................................  3,600     25,652
#   Escrow Agent Japan, Inc.....................................  4,000     10,835
    ESPEC Corp..................................................  1,500     29,635
    Evolable Asia Corp..........................................    800     15,163
    Excel Co., Ltd..............................................  1,300     23,045
    Exedy Corp..................................................  5,800    132,908
    Ezaki Glico Co., Ltd........................................  1,200     63,330
    F@N Communications, Inc.....................................  7,300     44,816
    Faith, Inc..................................................    700      5,391
    FALCO HOLDINGS Co., Ltd.....................................  2,800     35,893
    Fancl Corp..................................................  7,200    213,628
    FANUC Corp..................................................  7,400  1,390,278
    Fast Retailing Co., Ltd.....................................  3,900  2,256,502
    FCC Co., Ltd................................................  8,600    178,070
*   FDK Corp....................................................    900      8,718
    Feed One Co., Ltd........................................... 23,600     36,302
    Ferrotec Holdings Corp......................................  6,000     67,117
#*  FFRI, Inc...................................................    400     11,679
    FIDEA Holdings Co., Ltd..................................... 26,300     30,983
    Fields Corp.................................................  3,500     24,695
    Financial Products Group Co., Ltd...........................  4,500     38,727
#   FINDEX, Inc.................................................    600      4,521
    First Bank of Toyama, Ltd. (The)............................  8,100     27,692
    First Brothers Co., Ltd.....................................    900      9,449
    First Juken Co., Ltd........................................  1,300     14,210
#   Fixstars Corp...............................................  2,500     33,033
    FJ Next Co., Ltd............................................  1,400     11,222
    Foster Electric Co., Ltd....................................  6,000     93,555
    FP Corp.....................................................  3,200    194,970
    France Bed Holdings Co., Ltd................................  3,800     31,301
#   Freebit Co., Ltd............................................  1,600     16,263
#   Freund Corp.................................................    800      5,780
    F-Tech, Inc.................................................  1,700     13,508
    Fudo Tetra Corp.............................................  3,400     46,775
    Fuji Co., Ltd...............................................  2,700     45,022
    Fuji Corp................................................... 12,300    185,929
    Fuji Corp...................................................    400      8,074
    Fuji Corp., Ltd.............................................  4,500     34,002
    Fuji Electric Co., Ltd...................................... 17,400    616,847
    Fuji Media Holdings, Inc....................................  6,200     83,438
    Fuji Oil Co., Ltd...........................................  3,700      9,260
    Fuji Pharma Co., Ltd........................................  1,500     22,767
    Fuji Seal International, Inc................................  8,200    286,765
    Fuji Soft, Inc..............................................  1,000     39,554
    Fujicco Co., Ltd............................................  1,400     27,687
    FUJIFILM Holdings Corp......................................  7,400    345,700
    Fujikura Composites, Inc....................................  5,200     22,325
    Fujikura Kasei Co., Ltd.....................................  2,500     13,685
    Fujikura, Ltd............................................... 55,000    226,938
    Fujimi, Inc.................................................  1,000     23,282
    Fujimori Kogyo Co., Ltd.....................................  3,500    102,382
#   Fujio Food System Co., Ltd..................................  1,200     31,393

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Fujita Kanko, Inc...........................................    400 $    9,892
    Fujitec Co., Ltd............................................ 13,200    162,122
    Fujitsu Frontech, Ltd.......................................  1,400     13,363
    Fujitsu General, Ltd........................................  5,500     80,314
    Fujitsu, Ltd................................................ 21,800  1,600,438
    Fujiya Co., Ltd.............................................    500      9,287
    FuKoKu Co., Ltd.............................................  2,000     14,838
    Fukuda Corp.................................................  1,300     51,374
    Fukuda Denshi Co., Ltd......................................  1,300     90,651
    Fukui Bank, Ltd. (The)......................................  4,700     68,623
    Fukui Computer Holdings, Inc................................    700     14,077
    Fukuoka Financial Group, Inc................................  3,332     77,776
*   Fukushima Bank, Ltd. (The)..................................  3,300      9,516
    Fukushima Industries Corp...................................  2,300     79,746
    Fukuyama Transporting Co., Ltd..............................    800     30,822
    FULLCAST Holdings Co., Ltd..................................  4,800    105,857
#*  Funai Electric Co., Ltd.....................................  2,200     15,920
    Funai Soken Holdings, Inc...................................  5,250    136,203
#   Furukawa Battery Co., Ltd. (The)............................  2,000     11,991
    Furukawa Co., Ltd...........................................  6,600     82,315
    Furukawa Electric Co., Ltd.................................. 10,200    269,228
    Furuno Electric Co., Ltd....................................  3,500     29,492
    Furusato Industries, Ltd....................................    900     13,194
    Furyu Corp..................................................  1,100      9,965
    Fuso Chemical Co., Ltd......................................  4,600     82,327
    Fuso Pharmaceutical Industries, Ltd.........................  1,300     28,836
    Futaba Corp.................................................  4,600     74,744
    Futaba Industrial Co., Ltd.................................. 12,600     79,480
    Future Corp.................................................  3,000     50,148
    Fuyo General Lease Co., Ltd.................................  6,600    329,650
    G-7 Holdings, Inc...........................................  1,800     40,709
    Gakken Holdings Co., Ltd....................................    600     28,101
    Gakkyusha Co., Ltd..........................................  1,200     13,823
    GCA Corp....................................................  1,500     11,063
    Gecoss Corp.................................................  3,400     30,549
    Genki Sushi Co., Ltd........................................    900     35,028
    Genky DrugStores Co., Ltd...................................    900     21,133
    Geo Holdings Corp...........................................  6,700     91,292
    Giken, Ltd..................................................  2,400     75,248
#   GL Sciences, Inc............................................  1,000     15,486
    GLOBERIDE, Inc..............................................  1,800     51,976
    Glory, Ltd.................................................. 14,500    366,108
    GMO Cloud K.K...............................................    700     26,355
    GMO Financial Holdings, Inc.................................  6,600     35,458
    GMO internet, Inc........................................... 12,800    198,674
    GMO Payment Gateway, Inc....................................  4,900    390,733
    Goldcrest Co., Ltd..........................................  4,500     59,304
#   Goldwin, Inc................................................  1,500    239,866
    Gree, Inc................................................... 16,200     63,225
    Greens Co., Ltd.............................................  1,400     19,285
    GS Yuasa Corp............................................... 11,600    233,065
    G-Tekt Corp.................................................  4,600     65,624
    Gun-Ei Chemical Industry Co., Ltd...........................    100      2,462
    GungHo Online Entertainment, Inc............................ 46,100    143,827
    Gunma Bank, Ltd. (The)...................................... 26,300    104,297
#*  Gunosy, Inc.................................................  2,100     31,492
    Gurunavi, Inc...............................................  7,600     42,375
    H2O Retailing Corp..........................................  8,760    111,604
    HABA Laboratories, Inc......................................    400     26,823

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Hachijuni Bank, Ltd. (The).................................. 24,100 $   97,006
    Hagihara Industries, Inc....................................  1,800     23,529
    Hagiwara Electric Holdings Co., Ltd.........................    900     25,001
    Hakuhodo DY Holdings, Inc................................... 37,800    639,119
    Hakuto Co., Ltd.............................................  2,000     21,700
    Halows Co., Ltd.............................................  1,900     37,623
    Hamakyorex Co., Ltd.........................................  2,100     77,713
    Hamamatsu Photonics KK......................................  2,900    118,034
#   Hamee Corp..................................................  1,600     11,124
    Hankyu Hanshin Holdings, Inc................................ 10,100    377,609
    Hanwa Co., Ltd..............................................  4,800    138,352
    Happinet Corp...............................................  2,700     32,102
    Hard Off Corp. Co., Ltd.....................................  1,800     12,237
    Harima Chemicals Group, Inc.................................  1,100     10,862
    Harmonic Drive Systems, Inc.................................  2,100     83,609
    Haruyama Holdings, Inc......................................  1,400     10,542
    Haseko Corp................................................. 83,500  1,009,846
    Hazama Ando Corp............................................ 37,500    252,169
    Heiwa Corp..................................................  7,500    149,446
    Heiwa Real Estate Co., Ltd..................................  2,800     54,013
    Heiwado Co., Ltd............................................  6,300    116,080
#   Helios Techno Holdings Co., Ltd.............................  4,500     26,603
    Hibiya Engineering, Ltd.....................................  6,300    105,504
    Hiday Hidaka Corp...........................................  1,823     33,220
    Hikari Tsushin, Inc.........................................  1,800    333,736
#   HI-LEX Corp.................................................  2,400     44,469
    Hino Motors, Ltd............................................ 42,600    403,868
    Hinokiya Group Co., Ltd.....................................    900     18,444
    Hioki EE Corp...............................................    900     32,485
    Hirakawa Hewtech Corp.......................................    600      7,486
#   Hiramatsu, Inc..............................................  2,800      8,608
    Hirano Tecseed Co., Ltd.....................................    600     10,078
    Hirata Corp.................................................  1,300     89,634
    Hirose Electric Co., Ltd....................................  1,225    141,977
#*  Hirose Tusyo, Inc...........................................    800     12,905
    Hiroshima Bank, Ltd. (The).................................. 22,900    123,526
    HIS Co., Ltd................................................  6,000    191,645
    Hisaka Works, Ltd...........................................  4,700     41,721
    Hisamitsu Pharmaceutical Co., Inc...........................  1,900     80,816
    Hitachi Capital Corp........................................ 16,200    377,231
    Hitachi Chemical Co., Ltd................................... 21,400    570,777
    Hitachi Construction Machinery Co., Ltd..................... 20,800    558,554
    Hitachi High-Technologies Corp..............................  7,500    334,290
    Hitachi Metals, Ltd......................................... 24,010    277,527
    Hitachi Transport System, Ltd...............................  8,300    230,167
    Hitachi Zosen Corp.......................................... 39,400    122,119
    Hitachi, Ltd................................................ 43,100  1,433,429
    Hitachi, Ltd., ADR..........................................  3,100    206,537
    HITO Communications Holdings................................    800     13,544
    Hochiki Corp................................................  2,400     27,379
    Hodogaya Chemical Co., Ltd..................................  1,200     32,975
    Hogy Medical Co., Ltd.......................................  1,800     58,929
    Hokkaido Coca-Cola Bottling Co., Ltd........................    500     16,796
    Hokkan Holdings, Ltd........................................    600      9,936
    Hokkoku Bank, Ltd. (The)....................................  2,700     83,318
    Hokuetsu Corp............................................... 17,900     97,644
    Hokuetsu Industries Co., Ltd................................  2,900     31,506
    Hokuhoku Financial Group, Inc...............................  7,900     87,133
    Hokuriku Electric Industry Co., Ltd.........................  1,800     17,324

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Hokuriku Electrical Construction Co., Ltd...................  1,500 $   12,313
    Hokuto Corp.................................................    600     10,327
    Honda Motor Co., Ltd., Sponsored ADR........................ 20,519    572,275
    Honda Motor Co., Ltd........................................ 94,200  2,628,456
    H-One Co., Ltd..............................................  2,000     17,235
    Honeys Holdings Co., Ltd....................................  2,300     21,235
    Hoosiers Holdings...........................................  3,200     19,002
    Horiba, Ltd.................................................  6,500    393,687
    Hoshizaki Corp..............................................  3,500    226,914
    Hosiden Corp................................................    800      7,653
    Hosokawa Micron Corp........................................  1,000     47,209
#*  Hotland Co., Ltd............................................  1,200     16,509
    House Foods Group, Inc......................................  4,300    173,497
    Howa Machinery, Ltd.........................................  1,900     16,560
    Hulic Co., Ltd.............................................. 13,000    112,153
    Hyakugo Bank, Ltd. (The).................................... 25,000     80,870
    Hyakujushi Bank, Ltd. (The).................................  2,500     52,095
#   I K K, Inc..................................................  1,800     11,897
    IBJ Leasing Co., Ltd........................................  5,300    124,667
    IBJ, Inc....................................................  2,300     18,660
    Ichibanya Co., Ltd..........................................    900     36,883
#   Ichigo, Inc................................................. 52,900    170,867
    Ichiken Co., Ltd............................................    500      8,772
    Ichikoh Industries, Ltd.....................................  4,000     25,059
    Ichinen Holdings Co., Ltd...................................  2,200     24,025
    Ichiyoshi Securities Co., Ltd...............................  3,300     24,052
    Icom, Inc...................................................  2,500     46,904
    ID Holdings Corp............................................  1,000     12,126
    Idec Corp...................................................  3,800     77,568
    Idemitsu Kosan Co., Ltd..................................... 11,644    378,337
#   IDOM, Inc................................................... 17,100     41,642
    Ihara Science Corp..........................................  1,300     14,850
    IHI Corp.................................................... 28,300    675,618
    Iida Group Holdings Co., Ltd................................ 16,920    286,717
    IJTT Co., Ltd...............................................  2,200     11,832
    IMAGICA GROUP, Inc..........................................  2,100     10,811
    Imasen Electric Industrial..................................  2,500     23,506
#   Imuraya Group Co., Ltd......................................    900     19,818
    Inaba Denki Sangyo Co., Ltd.................................  3,200    130,362
    Inaba Seisakusho Co., Ltd...................................    700      8,925
    Inabata & Co., Ltd..........................................  5,900     81,092
    Inageya Co., Ltd............................................  2,000     23,963
    Ines Corp...................................................    500      6,245
    I-Net Corp..................................................  1,700     20,340
    Infocom Corp................................................  4,000     76,924
#   Infomart Corp............................................... 14,900    216,785
    Information Services International-Dentsu, Ltd..............  1,400     48,092
    Innotech Corp...............................................  2,000     17,950
    Insource Co., Ltd...........................................    900     18,945
    Intage Holdings, Inc........................................  4,500     37,910
    Internet Initiative Japan, Inc..............................  6,700    135,984
    Inui Global Logistics Co., Ltd..............................  1,600     12,593
    I-O Data Device, Inc........................................  1,200     12,798
    IR Japan Holdings, Ltd......................................    800     13,809
    I'rom Group Co., Ltd........................................  1,500     25,061
    Iseki & Co., Ltd............................................  4,100     64,164
    Isetan Mitsukoshi Holdings, Ltd............................. 18,540    176,734
    Ishihara Sangyo Kaisha, Ltd.................................  8,000     89,913
#   Istyle, Inc.................................................  6,000     42,805

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Isuzu Motors, Ltd........................................... 55,600 $800,792
*   Itfor, Inc..................................................  2,800   23,514
#   Ito En, Ltd.................................................  8,600  429,072
    Itochu Enex Co., Ltd........................................ 17,100  140,015
    Itochu Techno-Solutions Corp................................ 11,900  292,443
    Itochu-Shokuhin Co., Ltd....................................  1,300   54,750
    Itoham Yonekyu Holdings, Inc................................ 12,900   80,684
    Itoki Corp..................................................  5,600   27,624
*   Itokuro, Inc................................................  1,000   21,506
    IwaiCosmo Holdings, Inc.....................................  2,600   27,969
    Iwaki & Co., Ltd............................................  8,200   33,829
    Iwasaki Electric Co., Ltd...................................    700    8,586
    Iwatani Corp................................................  9,500  297,746
    Iwatsu Electric Co., Ltd....................................  1,800   12,971
    Iyo Bank, Ltd. (The)........................................ 14,800   82,322
    Izumi Co., Ltd..............................................  5,800  253,318
    J Front Retailing Co., Ltd.................................. 37,900  463,095
    JAC Recruitment Co., Ltd....................................  3,500   85,837
    Jaccs Co., Ltd..............................................  5,500   95,561
    Jafco Co., Ltd..............................................  3,700  140,067
    Jalux, Inc..................................................    500   11,360
    Jamco Corp..................................................  1,600   32,225
    Janome Sewing Machine Co., Ltd..............................  1,200    5,016
    Japan Airport Terminal Co., Ltd.............................  3,400  143,781
*   Japan Animal Referral Medical Center Co., Ltd...............    600   15,357
    Japan Asia Group, Ltd.......................................  3,200   10,220
*   Japan Asset Marketing Co., Ltd.............................. 39,200   37,043
    Japan Aviation Electronics Industry, Ltd.................... 10,000  161,795
#   Japan Best Rescue System Co., Ltd...........................  2,100   30,905
    Japan Cash Machine Co., Ltd.................................  3,800   40,469
#*  Japan Display, Inc.......................................... 48,200   34,029
    Japan Elevator Service Holdings Co., Ltd....................  1,000   20,399
    Japan Exchange Group, Inc................................... 43,300  707,072
    Japan Foundation Engineering Co., Ltd.......................  3,400   11,549
    Japan Investment Adviser Co., Ltd...........................  1,500   36,934
#   Japan Lifeline Co., Ltd.....................................  8,700  137,985
    Japan Material Co., Ltd.....................................  7,900  117,954
    Japan Meat Co., Ltd.........................................  2,100   32,285
    Japan Medical Dynamic Marketing, Inc........................  2,800   31,128
    Japan Property Management Center Co., Ltd...................    900    7,319
    Japan Pulp & Paper Co., Ltd.................................  2,100   80,409
    Japan Securities Finance Co., Ltd........................... 15,200   78,982
    Japan Steel Works, Ltd. (The)...............................  9,600  185,541
    Japan Transcity Corp........................................  3,000   11,982
    Japan Wool Textile Co., Ltd. (The).......................... 10,600   85,451
    JBCC Holdings, Inc..........................................  1,200   16,349
    JCR Pharmaceuticals Co., Ltd................................    900   50,776
    JCU Corp....................................................  6,100  103,942
    Jeol, Ltd...................................................  6,100  123,595
    JGC Corp....................................................  8,500  122,472
#*  JIG-SAW, Inc................................................    300    8,034
    Jimoto Holdings, Inc........................................ 10,800    9,937
    JINS, Inc...................................................  2,000  107,191
    JK Holdings Co., Ltd........................................  2,700   14,146
    JMS Co., Ltd................................................  3,800   22,848
    Joban Kosan Co., Ltd........................................  1,000   14,883
    J-Oil Mills, Inc............................................  1,100   39,387
    Joshin Denki Co., Ltd.......................................  3,700   79,569
    JP-Holdings, Inc............................................  5,600   14,500

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    JSP Corp....................................................   4,200 $   88,093
    JSR Corp....................................................  17,500    267,024
    JTEKT Corp..................................................  42,300    545,657
    Juki Corp...................................................   5,400     62,299
    Justsystems Corp............................................   4,900    140,620
    JVC Kenwood Corp............................................  36,220     96,285
    K&O Energy Group, Inc.......................................   1,700     24,636
    kabu.com Securities Co., Ltd................................  12,600     63,298
*   Kadokawa Dwango.............................................   7,902     99,663
    Kadoya Sesame Mills, Inc....................................     200      8,972
    Kagome Co., Ltd.............................................   1,800     49,169
    Kajima Corp.................................................  84,901  1,260,116
    Kakaku.com, Inc.............................................  14,300    294,616
    Kaken Pharmaceutical Co., Ltd...............................   4,700    201,331
    Kakiyasu Honten Co., Ltd....................................   1,500     28,356
    Kameda Seika Co., Ltd.......................................   1,100     51,659
    Kamei Corp..................................................   3,000     30,038
    Kamigumi Co., Ltd...........................................  14,600    348,774
    Kanaden Corp................................................   2,100     23,843
    Kanagawa Chuo Kotsu Co., Ltd................................     800     27,532
    Kanamic Network Co., Ltd....................................   1,000     17,356
    Kanamoto Co., Ltd...........................................   7,300    173,289
    Kandenko Co., Ltd...........................................  14,500    122,239
    Kaneka Corp.................................................   8,600    332,086
    Kanematsu Corp..............................................  21,400    237,526
    Kanematsu Electronics, Ltd..................................   2,300     68,236
#   Kanemi Co., Ltd.............................................     400     10,742
    Kansai Mirai Financial Group, Inc...........................   7,015     49,014
    Kansai Paint Co., Ltd.......................................  11,500    219,263
    Kansai Super Market, Ltd....................................   2,500     23,693
    Kao Corp....................................................  17,900  1,381,834
    Kappa Create Co., Ltd.......................................   1,800     23,533
    Kasai Kogyo Co., Ltd........................................   6,300     52,279
    Katakura Industries Co., Ltd................................   5,200     59,794
    Kato Sangyo Co., Ltd........................................   3,100    101,199
    Kato Works Co., Ltd.........................................   2,400     60,533
    KAWADA TECHNOLOGIES, Inc....................................     500     31,219
    Kawai Musical Instruments Manufacturing Co., Ltd............     700     18,530
    Kawasaki Heavy Industries, Ltd..............................  23,400    546,694
    Kawasumi Laboratories, Inc..................................   3,700     24,354
    KDDI Corp................................................... 123,500  2,846,372
    Keihan Holdings Co., Ltd....................................  10,800    459,929
    Keihanshin Building Co., Ltd................................   3,500     32,099
    Keihin Corp.................................................   5,800     95,589
    Keikyu Corp.................................................  13,800    235,785
    Keio Corp...................................................   4,600    277,744
    Keisei Electric Railway Co., Ltd............................   5,600    196,424
    Keiyo Bank, Ltd. (The)......................................   6,300     38,957
    Keiyo Co., Ltd..............................................   9,700     42,069
    Kenedix, Inc................................................  39,300    187,145
    Kenko Mayonnaise Co., Ltd...................................     900     18,415
    Kewpie Corp.................................................  13,300    308,076
    Key Coffee, Inc.............................................     600     11,305
    Keyence Corp................................................   5,000  3,123,967
    KFC Holdings Japan, Ltd.....................................     800     14,306
    KH Neochem Co., Ltd.........................................   2,700     78,870
    Kikkoman Corp...............................................   6,100    284,047
    Kinden Corp.................................................   7,300    117,290
#   King Jim Co., Ltd...........................................   1,500     11,887

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Kintetsu Department Store Co., Ltd..........................  1,100 $   32,303
    Kintetsu Group Holdings Co., Ltd............................ 10,500    466,710
    Kintetsu World Express, Inc................................. 12,600    190,606
    Kirin Holdings Co., Ltd..................................... 40,200    914,488
    Kirindo Holdings Co., Ltd...................................  1,200     18,609
    Kissei Pharmaceutical Co., Ltd..............................  3,600     89,311
    Ki-Star Real Estate Co., Ltd................................    900     13,354
    Kitagawa Corp...............................................  1,000     20,867
    Kita-Nippon Bank, Ltd. (The)................................  1,600     27,416
    Kitano Construction Corp....................................    300      8,146
#   Kitanotatsujin Corp.........................................  8,500     40,920
    Kito Corp...................................................  2,500     39,727
    Kitz Corp................................................... 16,900    129,164
    Kiyo Bank, Ltd. (The).......................................  7,300     99,538
#*  KLab, Inc...................................................  7,300     54,356
*   KNT-CT Holdings Co., Ltd....................................  1,700     21,260
    Koa Corp....................................................  3,300     45,576
    Kobayashi Pharmaceutical Co., Ltd...........................  3,600    287,097
    Kobe Bussan Co., Ltd........................................  4,300    171,086
*   Kobe Electric Railway Co., Ltd..............................    400     14,361
    Kohnan Shoji Co., Ltd.......................................  6,400    141,573
    Koito Manufacturing Co., Ltd................................ 13,100    784,437
*   Kojima Co., Ltd.............................................  3,200     15,708
    Kokuyo Co., Ltd.............................................  9,900    125,548
    KOMAIHALTEC, Inc............................................    500      8,102
    Komatsu Matere Co., Ltd.....................................  4,400     34,321
    Komatsu Wall Industry Co., Ltd..............................  1,100     18,454
    Komatsu, Ltd................................................ 62,200  1,606,651
    KOMEDA Holdings Co., Ltd....................................  4,300     78,844
#   Komehyo Co., Ltd............................................    800      8,495
    Komeri Co., Ltd.............................................  6,000    126,818
    Komori Corp.................................................  9,500    109,852
    Konaka Co., Ltd.............................................  2,300      9,495
    Konami Holdings Corp........................................  7,400    336,964
#   Kondotec, Inc...............................................  2,500     21,965
    Konica Minolta, Inc......................................... 73,000    733,039
    Konishi Co., Ltd............................................  8,100    124,775
    Konoike Transport Co., Ltd..................................  5,100     82,455
    Kose Corp...................................................  4,300    805,501
    Koshidaka Holdings Co., Ltd.................................  4,300     60,299
    Kotobuki Spirits Co., Ltd...................................  3,300    148,236
    Kourakuen Holdings Corp.....................................    800     23,052
    Krosaki Harima Corp.........................................    300     15,854
    KRS Corp....................................................  1,000     18,290
    K's Holdings Corp........................................... 27,676    246,872
#   KU Holdings Co., Ltd........................................  2,200     17,322
    Kubota Corp................................................. 27,100    412,604
    Kumagai Gumi Co., Ltd.......................................  6,200    181,918
#   Kumiai Chemical Industry Co., Ltd........................... 16,400    120,422
#   Kura Corp...................................................  1,000     43,273
    Kurabo Industries, Ltd......................................  1,700     31,978
    Kuraray Co., Ltd............................................ 32,800    440,692
    Kureha Corp.................................................  1,900    113,739
    Kurita Water Industries, Ltd................................  5,400    140,568
    Kusuri no Aoki Holdings Co., Ltd............................  1,600    112,988
*   KYB Corp....................................................  4,500    122,092
    Kyocera Corp................................................  6,400    415,900
#   Kyoden Co., Ltd.............................................  3,100     10,997
    Kyodo Printing Co., Ltd.....................................  1,600     35,986

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Kyokuto Boeki Kaisha, Ltd...................................  1,200 $ 17,432
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................  6,700   94,418
    Kyokuto Securities Co., Ltd.................................  2,300   20,433
    Kyokuyo Co., Ltd............................................  1,700   42,292
    KYORIN Holdings, Inc........................................  4,500   84,565
    Kyoritsu Printing Co., Ltd..................................  3,900    7,266
    Kyosan Electric Manufacturing Co., Ltd......................  5,000   19,589
    Kyowa Electronic Instruments Co., Ltd.......................  3,500   13,191
    Kyowa Exeo Corp............................................. 17,200  470,460
    Kyudenko Corp...............................................  9,500  271,117
    Kyushu Financial Group, Inc................................. 21,840   88,141
    Kyushu Leasing Service Co., Ltd.............................  2,100   13,130
    Kyushu Railway Co...........................................  4,100  133,595
#   LAC Co., Ltd................................................  1,900   26,912
#   Lacto Japan Co., Ltd........................................    600   24,997
*   Laox Co., Ltd...............................................  5,000   14,767
    Lasertec Corp...............................................  5,700  259,003
    Lawson, Inc.................................................  7,600  354,845
    LEC, Inc....................................................  2,400   31,400
#*  Leopalace21 Corp............................................ 79,000  133,823
    Life Corp...................................................  3,800   73,923
    LIFULL Co., Ltd.............................................  9,500   51,529
    Like Co., Ltd...............................................  1,000   11,199
*   LINE Corp...................................................  1,100   36,855
    Linical Co., Ltd............................................    400    4,554
    Link And Motivation, Inc....................................  3,400   26,048
    Lintec Corp................................................. 10,900  235,405
    Lion Corp................................................... 11,600  238,778
#*  Litalico, Inc...............................................    600    9,737
    LIXIL Group Corp............................................ 26,500  346,209
    Look Holdings, Inc..........................................    900   11,731
*   M&A Capital Partners Co., Ltd...............................  1,100   47,084
    M3, Inc..................................................... 43,300  772,978
    Mabuchi Motor Co., Ltd......................................  3,000  111,264
    Macnica Fuji Electronics Holdings, Inc......................  7,500  108,580
    Macromill, Inc..............................................  7,600   87,165
    Maeda Corp.................................................. 16,400  163,325
    Maeda Kosen Co., Ltd........................................  1,600   30,597
    Maeda Road Construction Co., Ltd............................  5,000   99,221
    Maezawa Kasei Industries Co., Ltd...........................  1,300   12,134
#   Maezawa Kyuso Industries Co., Ltd...........................  1,300   22,728
    Makino Milling Machine Co., Ltd.............................  4,800  203,656
    Makita Corp.................................................  6,100  222,549
    Mamezou Holdings Co., Ltd...................................  2,000   19,839
    Mandom Corp.................................................  2,700   69,905
    Mani, Inc...................................................  1,700   98,232
    MarkLines Co., Ltd..........................................  1,200   17,090
    Mars Group Holdings Corp....................................    100    1,962
    Marubun Corp................................................  2,800   16,313
    Maruha Nichiro Corp.........................................  6,600  209,757
    Marui Group Co., Ltd........................................ 17,400  353,934
    Maruichi Steel Tube, Ltd....................................  2,800   77,411
    Maruka Corp.................................................  1,100   21,112
#   Marusan Securities Co., Ltd.................................  2,500   14,177
    Maruwa Unyu Kikan Co., Ltd..................................  1,800   63,607
    Maruzen Co., Ltd............................................  1,000   20,779
    Maruzen Showa Unyu Co., Ltd.................................  2,000   53,029
    Marvelous, Inc..............................................  4,600   35,478
    Matsuda Sangyo Co., Ltd.....................................  4,300   54,384

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Matsui Construction Co., Ltd................................   1,700 $   10,781
    Matsui Securities Co., Ltd..................................   6,500     57,982
    Matsumotokiyoshi Holdings Co., Ltd..........................   7,300    241,708
#   Matsuya Co., Ltd............................................   2,200     19,663
    Matsuyafoods Holdings Co., Ltd..............................     400     13,192
    Max Co., Ltd................................................   3,600     55,149
#   Maxell Holdings, Ltd........................................   6,500     98,915
#   Maxvalu Nishinihon Co., Ltd.................................     800     12,511
    Maxvalu Tokai Co., Ltd......................................   1,400     27,140
    Mazda Motor Corp............................................  69,600    823,713
    McDonald's Holdings Co. Japan, Ltd..........................   2,100     97,248
    MCJ Co., Ltd................................................  16,700    120,243
    Mebuki Financial Group, Inc.................................  37,600     95,865
#*  Medical Data Vision Co., Ltd................................     600      5,460
    Medical System Network Co., Ltd.............................   6,000     26,819
    Medipal Holdings Corp.......................................  17,100    384,516
#   Medius Holdings Co., Ltd....................................   1,700     11,404
    Megmilk Snow Brand Co., Ltd.................................   8,000    177,292
    Meidensha Corp..............................................   9,500    135,412
    Meiji Electric Industries Co., Ltd..........................   1,200     19,902
    MEIJI Holdings Co., Ltd.....................................  10,300    811,907
    Meiko Electronics Co., Ltd..................................   2,700     52,973
    Meisei Industrial Co., Ltd..................................   4,200     28,180
    Meitec Corp.................................................   6,300    293,197
    Meito Sangyo Co., Ltd.......................................   1,800     23,485
    Meiwa Corp..................................................   3,000     12,242
    Members Co., Ltd............................................   1,400     22,770
    Menicon Co., Ltd............................................   3,400     98,128
    Mercuria Investment Co., Ltd................................     900      5,620
    METAWATER Co., Ltd..........................................     800     23,997
    Michinoku Bank, Ltd. (The)..................................   3,100     45,248
#   Micronics Japan Co., Ltd....................................   4,100     31,759
    Mie Kotsu Group Holdings, Inc...............................   6,000     31,863
    Mikuni Corp.................................................   1,500      6,413
    Milbon Co., Ltd.............................................   3,600    184,311
    Mimaki Engineering Co., Ltd.................................   2,100     11,600
    Mimasu Semiconductor Industry Co., Ltd......................   4,600     68,604
    Minebea Mitsumi, Inc........................................  22,600    403,062
    Ministop Co., Ltd...........................................   2,600     40,983
    Miraca Holdings, Inc........................................  15,600    399,848
#   Mirait Holdings Corp........................................  13,500    198,597
#   Miroku Jyoho Service Co., Ltd...............................   3,400     91,662
    Misawa Homes Co., Ltd.......................................   5,800     40,590
    MISUMI Group, Inc...........................................  17,300    451,722
    Mitani Corp.................................................   1,000     52,573
    Mitani Sangyo Co., Ltd......................................   4,100     10,860
    Mitani Sekisan Co., Ltd.....................................     500     13,629
    Mito Securities Co., Ltd....................................   8,900     17,718
    Mitsuba Corp................................................   3,200     20,723
    Mitsubishi Chemical Holdings Corp........................... 119,100    849,141
    Mitsubishi Electric Corp....................................  84,500  1,209,189
    Mitsubishi Estate Co., Ltd..................................  47,500    803,222
    Mitsubishi Gas Chemical Co., Inc............................  15,700    235,702
    Mitsubishi Heavy Industries, Ltd............................  11,900    495,933
    Mitsubishi Kakoki Kaisha, Ltd...............................     500      7,044
    Mitsubishi Logisnext Co., Ltd...............................   9,500    106,943
    Mitsubishi Logistics Corp...................................   5,999    160,556
    Mitsubishi Motors Corp......................................  93,400    524,491
    Mitsubishi Paper Mills, Ltd.................................   2,600     13,198

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Mitsubishi Pencil Co., Ltd..................................   3,100 $   63,826
    Mitsubishi Research Institute, Inc..........................   1,000     27,779
    Mitsubishi Shokuhin Co., Ltd................................   3,600     93,181
#   Mitsubishi Steel Manufacturing Co., Ltd.....................   1,000     14,514
    Mitsubishi Tanabe Pharma Corp...............................  11,800    148,528
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.........   5,319     26,382
    Mitsubishi UFJ Financial Group, Inc......................... 582,200  2,888,600
    Mitsubishi UFJ Lease & Finance Co., Ltd..................... 100,300    511,422
    Mitsuboshi Belting, Ltd.....................................   2,000     37,996
    Mitsui Chemicals, Inc.......................................  30,400    747,290
*   Mitsui E&S Holdings Co., Ltd................................  13,100    129,449
    Mitsui Fudosan Co., Ltd.....................................  34,600    801,403
    Mitsui Mining & Smelting Co., Ltd...........................  12,300    319,912
    Mitsui-Soko Holdings Co., Ltd...............................   4,800     76,302
    Mitsuuroko Group Holdings Co., Ltd..........................   1,400     11,301
    Miura Co., Ltd..............................................   2,300     58,881
    Mixi, Inc...................................................  11,000    237,689
    Miyaji Engineering Group, Inc...............................   1,000     16,951
    Miyazaki Bank, Ltd. (The)...................................   2,300     55,521
    Miyoshi Oil & Fat Co., Ltd..................................   1,900     20,043
    Mizuho Financial Group, Inc................................. 629,215    982,662
#   Mizuho Financial Group, Inc., ADR...........................  28,400     89,176
    Mizuno Corp.................................................   3,900     89,663
#*  Mobile Factory, Inc.........................................     900     12,434
    Mochida Pharmaceutical Co., Ltd.............................   1,600     74,312
    Modec, Inc..................................................   4,700    144,518
    Monex Group, Inc............................................  18,000     54,831
#   Money Partners Group Co., Ltd...............................   3,000      7,899
    Monogatari Corp. (The)......................................     800     64,086
    MonotaRO Co., Ltd...........................................  16,000    368,441
    Morinaga & Co., Ltd.........................................   3,400    141,945
    Morinaga Milk Industry Co., Ltd.............................   4,900    162,240
    Morita Holdings Corp........................................   4,700     79,802
    Morito Co., Ltd.............................................   1,400     10,566
    Morozoff, Ltd...............................................     300     13,732
    Mory Industries, Inc........................................     400      9,168
    MrMax Holdings, Ltd.........................................   3,700     15,326
    MS&AD Insurance Group Holdings, Inc.........................  20,852    648,157
    MTI, Ltd....................................................   4,000     23,282
    Mugen Estate Co., Ltd.......................................   1,800      9,567
    Murakami Corp...............................................     600     13,945
    Murata Manufacturing Co., Ltd...............................   8,700    436,859
    Musashino Bank, Ltd. (The)..................................   3,800     73,845
    N Field Co., Ltd............................................   1,100      7,167
    Nabtesco Corp...............................................  15,000    459,958
    NAC Co., Ltd................................................   1,200     10,788
    Nachi-Fujikoshi Corp........................................   3,500    173,803
    Nagano Bank, Ltd. (The).....................................   1,400     21,521
    Nagano Keiki Co., Ltd.......................................   2,600     18,827
    Nagase & Co., Ltd...........................................  15,900    242,977
    Nagatanien Holdings Co., Ltd................................   1,000     20,171
#   Nagawa Co., Ltd.............................................     600     33,174
    Nagoya Railroad Co., Ltd....................................  15,900    430,969
    Nakabayashi Co., Ltd........................................   3,000     13,801
    Nakamuraya Co., Ltd.........................................     600     23,569
    Nakanishi, Inc..............................................   4,600     88,575
    Nakano Corp.................................................   1,900      8,127
    Namura Shipbuilding Co., Ltd................................   9,800     33,140
    Nankai Electric Railway Co., Ltd............................   7,800    212,838

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Natori Co., Ltd.............................................   1,200 $   18,082
    NEC Capital Solutions, Ltd..................................   3,600     56,023
    NEC Corp....................................................  24,900    840,949
    NEC Networks & System Integration Corp......................   5,700    137,314
    NET One Systems Co., Ltd....................................  10,300    267,428
    Neturen Co., Ltd............................................   8,400     72,245
*   Nexon Co., Ltd..............................................  34,200    486,844
    Nextage Co., Ltd............................................   3,400     36,585
    Nexyz Group Corp............................................     700     15,485
    NGK Insulators, Ltd.........................................  18,900    280,737
    NGK Spark Plug Co., Ltd.....................................     800     15,598
    NHK Spring Co., Ltd.........................................  44,100    397,229
    Nichia Steel Works, Ltd.....................................   1,000      3,102
    Nichias Corp................................................   8,900    172,058
    Nichiban Co., Ltd...........................................   1,500     31,275
    Nichiden Corp...............................................   2,900     43,401
    Nichiha Corp................................................   2,800     77,022
    NichiiGakkan Co., Ltd.......................................   7,800     95,646
    Nichi-iko Pharmaceutical Co., Ltd...........................   8,800    105,478
    Nichirei Corp...............................................  15,300    354,496
    Nichireki Co., Ltd..........................................   3,000     28,557
    Nichirin Co., Ltd...........................................   1,430     22,782
    Nidec Corp..................................................  10,300  1,471,237
#   Nidec Corp., Sponsored ADR..................................   5,300    189,210
    Nifco, Inc..................................................  29,500    832,757
    Nihon Chouzai Co., Ltd......................................   1,600     58,207
    Nihon Eslead Corp...........................................     800     11,195
    Nihon Flush Co., Ltd........................................     900     18,131
#   Nihon House Holdings Co., Ltd...............................   4,300     17,557
    Nihon Kohden Corp...........................................   8,000    233,601
    Nihon M&A Center, Inc.......................................  19,000    542,181
#   Nihon Nohyaku Co., Ltd......................................   9,400     39,978
    Nihon Parkerizing Co., Ltd..................................  20,000    261,077
    Nihon Plast Co., Ltd........................................   1,900     13,342
    Nihon Tokushu Toryo Co., Ltd................................   2,000     21,624
    Nihon Unisys, Ltd...........................................  11,500    294,817
    Nihon Yamamura Glass Co., Ltd...............................     300      3,965
    Nikkiso Co., Ltd............................................   8,700    107,852
    Nikko Co., Ltd..............................................     600     13,201
    Nikkon Holdings Co., Ltd....................................   6,100    143,947
    Nikon Corp..................................................  26,200    365,380
    Nintendo Co., Ltd...........................................   5,400  1,859,844
    Nippo Corp..................................................   4,900     99,623
    Nippon Air Conditioning Services Co., Ltd...................   2,400     15,119
    Nippon Beet Sugar Manufacturing Co., Ltd....................   1,800     30,277
#   Nippon Carbon Co., Ltd......................................   1,400     61,781
    Nippon Commercial Development Co., Ltd......................   1,500     20,025
    Nippon Concept Corp.........................................   1,200     11,739
    Nippon Concrete Industries Co., Ltd.........................     700      1,780
    Nippon Densetsu Kogyo Co., Ltd..............................   4,000     86,293
    Nippon Express Co., Ltd.....................................  10,800    593,930
    Nippon Flour Mills Co., Ltd.................................   4,100     69,288
    Nippon Gas Co., Ltd.........................................   7,700    202,644
    Nippon Hume Corp............................................   3,300     23,025
    Nippon Kanzai Co., Ltd......................................   1,300     23,562
    Nippon Kayaku Co., Ltd......................................  24,500    287,911
#   Nippon Kodoshi Corp.........................................     800     11,359
    Nippon Koei Co., Ltd........................................   2,400     55,017
    Nippon Light Metal Holdings Co., Ltd........................ 151,000    333,793

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nippon Paint Holdings Co., Ltd..............................  15,500 $  590,337
    Nippon Paper Industries Co., Ltd............................   6,000    118,905
    Nippon Parking Development Co., Ltd., Class C...............  29,200     45,864
    Nippon Pillar Packing Co., Ltd..............................     800      9,421
    Nippon Piston Ring Co., Ltd.................................     900     13,017
    Nippon Road Co., Ltd. (The).................................   1,000     57,603
    Nippon Seiki Co., Ltd.......................................   5,400     89,717
    Nippon Seisen Co., Ltd......................................     500     13,039
#*  Nippon Sharyo, Ltd..........................................   2,200     48,496
    Nippon Shinyaku Co., Ltd....................................     800     55,240
    Nippon Shokubai Co., Ltd....................................   2,700    187,831
    Nippon Signal Co., Ltd......................................   9,800     91,050
    Nippon Soda Co., Ltd........................................   3,700    102,238
    Nippon Steel Trading Corp...................................   3,100    129,692
    Nippon Suisan Kaisha, Ltd...................................  66,200    464,489
    Nippon Systemware Co., Ltd..................................   1,000     19,712
    Nippon Telegraph & Telephone Corp...........................  27,500  1,144,231
    Nippon Thompson Co., Ltd....................................  12,600     65,482
#   Nippon Yakin Kogyo Co., Ltd.................................  11,400     26,128
    Nipro Corp..................................................  31,300    388,807
    Nishimatsu Construction Co., Ltd............................   7,500    162,691
#   Nishimatsuya Chain Co., Ltd.................................   5,900     47,034
    Nishi-Nippon Financial Holdings, Inc........................  11,100     91,850
    Nishi-Nippon Railroad Co., Ltd..............................   4,700    110,704
    Nishio Rent All Co., Ltd....................................   4,600    127,646
    Nissan Chemical Corp........................................  10,800    481,156
    Nissan Motor Co., Ltd....................................... 216,300  1,736,465
    Nissan Shatai Co., Ltd......................................   9,500     87,379
    Nissan Tokyo Sales Holdings Co., Ltd........................   5,300     13,940
    Nissei ASB Machine Co., Ltd.................................   1,400     51,748
    Nissei Plastic Industrial Co., Ltd..........................   1,200     10,706
    Nissha Co., Ltd.............................................   1,500     17,466
    Nisshin Fudosan Co..........................................   3,300     13,463
    Nisshin Oillio Group, Ltd. (The)............................   3,000     85,864
    Nisshin Seifun Group, Inc...................................   5,480    127,782
    Nisshinbo Holdings, Inc.....................................  15,204    135,731
    Nissin Electric Co., Ltd....................................   7,600     72,054
    Nissin Foods Holdings Co., Ltd..............................   1,300     86,036
    Nissin Kogyo Co., Ltd.......................................   5,300     70,650
    Nissin Sugar Co., Ltd.......................................   2,600     46,159
    Nissui Pharmaceutical Co., Ltd..............................   3,800     40,332
    Nitori Holdings Co., Ltd....................................   3,800    453,350
    Nitta Corp..................................................   1,700     56,001
    Nittetsu Mining Co., Ltd....................................     200      7,701
    Nitto Boseki Co., Ltd.......................................   3,200     66,728
    Nitto Denko Corp............................................  27,900  1,508,476
    Nitto Fuji Flour Milling Co., Ltd...........................     300     16,711
    Nitto Kogyo Corp............................................   3,300     64,788
    Nitto Kohki Co., Ltd........................................   2,100     43,267
    Nitto Seiko Co., Ltd........................................   4,200     24,834
    Nittoc Construction Co., Ltd................................   1,700      8,701
    Nittoku Engineering Co., Ltd................................     900     22,619
    NJS Co., Ltd................................................     700      9,556
    Noda Corp...................................................   1,400     10,115
    Noevir Holdings Co., Ltd....................................   2,900    152,415
    NOF Corp....................................................  10,200    363,595
    Nohmi Bosai, Ltd............................................   3,700     66,821
    Nojima Corp.................................................   8,800    151,401
    Nomura Co., Ltd.............................................   5,600    156,648

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nomura Holdings, Inc........................................ 171,700 $  650,094
#   Nomura Holdings, Inc., Sponsored ADR........................  33,606    127,703
    Nomura Real Estate Holdings, Inc............................  19,500    414,672
    Nomura Research Institute, Ltd..............................   6,922    338,824
    Noritake Co., Ltd...........................................   1,700     82,914
    Noritsu Koki Co., Ltd.......................................   3,300     63,674
    Noritz Corp.................................................   6,900    107,028
    NS Solutions Corp...........................................   5,700    153,152
    NS Tool Co., Ltd............................................     900     20,597
    NSD Co., Ltd................................................   3,400     84,221
    NSK, Ltd....................................................  38,600    401,195
    NTN Corp.................................................... 106,000    349,888
    NTT Data Corp...............................................  36,100    420,962
    NTT DOCOMO, Inc.............................................  81,300  1,765,476
    NuFlare Technology, Inc.....................................     600     37,274
    Obara Group, Inc............................................   2,200     84,141
    Obayashi Corp............................................... 114,600  1,126,587
    OBIC Business Consultants Co., Ltd..........................     600     24,113
    Obic Co., Ltd...............................................   2,600    301,848
    Odakyu Electric Railway Co., Ltd............................  16,700    393,369
    Odelic Co., Ltd.............................................     400     14,144
    Oenon Holdings, Inc.........................................  11,900     42,695
    Ogaki Kyoritsu Bank, Ltd. (The).............................   3,800     85,896
    Ohara, Inc..................................................     700      8,808
    Ohashi Technica, Inc........................................   1,000     12,950
    Ohsho Food Service Corp.....................................     600     39,074
    Oiles Corp..................................................   3,100     51,811
    Oita Bank, Ltd. (The).......................................   1,900     57,186
    Oji Holdings Corp...........................................  72,000    432,034
    Okabe Co., Ltd..............................................   8,200     75,039
    Okamoto Industries, Inc.....................................   1,500     77,679
    Okamoto Machine Tool Works, Ltd.............................     400     10,726
    Okamura Corp................................................   9,900     99,928
    Okasan Securities Group, Inc................................  16,100     58,973
    Oki Electric Industry Co., Ltd..............................  20,000    234,434
    Okinawa Cellular Telephone Co...............................   2,800     87,890
    OKK Corp....................................................     800      5,779
    OKUMA Corp..................................................   3,300    194,402
    Okumura Corp................................................   3,600    116,464
    Okura Industrial Co., Ltd...................................     400      6,629
    Okuwa Co., Ltd..............................................   5,700     57,647
    Olympic Group Corp..........................................   2,900     20,178
    Olympus Corp................................................  90,400  1,014,614
    Omron Corp..................................................  15,200    816,453
    Ono Pharmaceutical Co., Ltd.................................   6,200    116,468
    Onoken Co., Ltd.............................................   1,900     27,070
    Onward Holdings Co., Ltd....................................  15,000     82,753
#   Ootoya Holdings Co., Ltd....................................     700     13,860
*   Open Door, Inc..............................................   1,100     31,857
    Open House Co., Ltd.........................................  10,400    382,079
#   Optex Group Co., Ltd........................................   2,200     36,854
    Oracle Corp.................................................   3,300    226,273
    Organo Corp.................................................   1,700     50,602
    Orient Corp.................................................  70,700     74,583
    Oriental Land Co., Ltd......................................   8,000    884,871
    Origin Co., Ltd.............................................     400      7,426
    Osaka Gas Co., Ltd..........................................  14,600    270,084
    Osaka Organic Chemical Industry, Ltd........................   1,300     13,241
    Osaka Soda Co., Ltd.........................................   2,000     48,346

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Osaki Electric Co., Ltd.....................................   9,400 $   62,511
    OSG Corp....................................................  11,700    235,536
    OSJB Holdings Corp..........................................  22,600     53,997
    Otsuka Corp.................................................  11,900    468,063
#*  Otsuka Kagu, Ltd............................................     300        806
    OUG Holdings, Inc...........................................     500     11,920
#   Outsourcing, Inc............................................  20,900    274,789
    Oyo Corp....................................................   5,500     57,986
    Pacific Industrial Co., Ltd.................................   5,900     96,747
    Pack Corp. (The)............................................   2,600     83,762
    PAL GROUP Holdings Co., Ltd.................................   2,100     64,404
    PALTAC Corp.................................................   2,400    132,549
    Pan Pacific International Holdings Corp.....................   7,200    463,999
    Panasonic Corp.............................................. 181,500  1,671,287
    Panasonic Corp., Sponsored ADR..............................  24,160    222,393
    Paraca, Inc.................................................     900     16,164
    Paramount Bed Holdings Co., Ltd.............................   3,200    150,373
    Parco Co., Ltd..............................................   4,400     42,269
    Paris Miki Holdings, Inc....................................   2,800      9,870
    Park24 Co., Ltd.............................................  11,300    237,746
    Parker Corp.................................................   2,500     10,976
    Pasona Group, Inc...........................................   5,800     91,996
    PC Depot Corp...............................................   9,220     33,932
    Pegasus Sewing Machine Manufacturing Co., Ltd...............   2,600     14,983
    Penta-Ocean Construction Co., Ltd...........................  76,800    352,329
#   Pepper Food Service Co., Ltd................................     600     12,156
#*  PeptiDream, Inc.............................................   7,600    411,692
    Persol Holdings Co., Ltd....................................  22,700    427,882
#*  Phil Co., Inc...............................................     300     10,428
    PIA Corp....................................................     700     29,655
    Pickles Corp................................................   1,200     22,334
    Pilot Corp..................................................   3,400    140,535
    Piolax, Inc.................................................   3,000     56,482
    Plenus Co., Ltd.............................................   1,100     18,171
    Pola Orbis Holdings, Inc....................................   9,600    303,032
    Poletowin Pitcrew Holdings, Inc.............................   3,200     28,976
    Press Kogyo Co., Ltd........................................  12,400     67,163
    Pressance Corp..............................................  12,300    150,668
    Prestige International, Inc.................................   4,600     66,039
    Pronexus, Inc...............................................   1,800     21,432
#*  Prospect Co., Ltd...........................................  33,000      5,318
    Proto Corp..................................................     400      7,506
    PS Mitsubishi Construction Co., Ltd.........................   4,900     28,873
    Punch Industry Co., Ltd.....................................   2,000     11,586
    Qol Holdings Co., Ltd.......................................   6,100     92,669
    Quick Co., Ltd..............................................     800     12,442
    Raito Kogyo Co., Ltd........................................   7,700     99,420
    Rakus Co., Ltd..............................................     800     13,973
    Rakuten, Inc................................................ 175,700  1,965,645
#   Rasa Industries, Ltd........................................     600      8,432
    Raysum Co., Ltd.............................................   1,900     17,305
    Recruit Holdings Co., Ltd................................... 113,200  3,408,889
    Relia, Inc..................................................   6,900     73,021
    Relo Group, Inc.............................................  14,100    385,085
    Renaissance, Inc............................................     700     12,962
    Rengo Co., Ltd..............................................  44,200    389,863
#*  Renown, Inc.................................................   2,100      1,912
    Resol Holdings Co., Ltd.....................................     300     10,887
    Restar Holdings Corp........................................     700     11,354

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Retail Partners Co., Ltd....................................    900 $  9,398
    Rheon Automatic Machinery Co., Ltd..........................  1,500   22,742
    Rhythm Watch Co., Ltd.......................................    900   10,264
    Ricoh Co., Ltd.............................................. 38,800  392,538
    Ricoh Leasing Co., Ltd......................................  4,500  131,522
#   Right On Co., Ltd...........................................  2,600   18,205
    Riken Keiki Co., Ltd........................................  2,700   51,161
    Riken Technos Corp..........................................  2,100    9,823
    Rinnai Corp.................................................  2,300  155,167
    Rion Co., Ltd...............................................  1,600   28,765
    Riso Kagaku Corp............................................  5,000   83,005
#   Rock Field Co., Ltd.........................................  2,200   31,479
    Rohto Pharmaceutical Co., Ltd...............................  6,500  182,901
    Rokko Butter Co., Ltd.......................................  1,000   19,380
    Roland DG Corp..............................................  3,000   64,909
#   Rorze Corp..................................................  1,000   23,568
    Round One Corp.............................................. 10,500  141,490
#*  Rozetta Corp................................................    600   23,128
    RS Technologies Co., Ltd....................................    200    5,880
    Ryobi, Ltd..................................................  3,100   70,723
    Ryoden Corp.................................................  1,900   26,085
    Ryohin Keikaku Co., Ltd.....................................  2,600  495,934
    Ryosan Co., Ltd.............................................  5,300  142,955
    Ryoyo Electro Corp..........................................  7,100  109,315
    S Foods, Inc................................................  1,100   38,148
    S&B Foods, Inc..............................................    700   25,656
    Sac's Bar Holdings, Inc.....................................  2,700   26,951
#   Sagami Rubber Industries Co., Ltd...........................  2,000   34,101
    Saizeriya Co., Ltd..........................................  2,500   56,245
    Sakai Chemical Industry Co., Ltd............................  3,600   89,114
    Sakai Heavy Industries, Ltd.................................    400   11,417
    Sakai Moving Service Co., Ltd...............................    900   53,017
    Sakai Ovex Co., Ltd.........................................    700   10,906
    Sakata INX Corp............................................. 12,800  116,396
#   Sakura Internet, Inc........................................  3,000   14,563
#   Sala Corp...................................................  4,000   22,006
    SAMTY Co., Ltd..............................................  1,600   20,760
    San Holdings, Inc...........................................    500   11,205
    San ju San Financial Group, Inc.............................  1,510   20,389
    San-A Co., Ltd..............................................  3,100  121,665
    San-Ai Oil Co., Ltd......................................... 16,600  140,123
*   Sanden Holdings Corp........................................  2,700   19,456
    Sanei Architecture Planning Co., Ltd........................  1,100   15,598
    Sangetsu Corp...............................................  4,500   84,353
    San-In Godo Bank, Ltd. (The)................................ 11,700   77,534
    Sanken Electric Co., Ltd....................................  3,399   73,081
    Sanki Engineering Co., Ltd..................................  8,700   95,204
    Sankyo Co., Ltd.............................................  5,800  229,061
    Sankyo Frontier Co., Ltd....................................  1,000   31,314
    Sankyo Seiko Co., Ltd.......................................  3,200   14,601
    Sankyo Tateyama, Inc........................................  3,400   37,817
    Sankyu, Inc.................................................  6,300  302,145
    Sanoh Industrial Co., Ltd...................................  2,800   13,305
    Sansei Technologies, Inc....................................  1,300   18,088
    Sansha Electric Manufacturing Co., Ltd......................  1,000    8,474
    Sanshin Electronics Co., Ltd................................  2,400   40,484
    Santen Pharmaceutical Co., Ltd.............................. 17,300  264,270
    Sanwa Holdings Corp......................................... 52,900  637,143
    Sanyo Chemical Industries, Ltd..............................  3,200  161,964

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Sanyo Denki Co., Ltd........................................   2,200 $  103,536
#   Sanyo Electric Railway Co., Ltd.............................   1,400     27,974
    Sanyo Housing Nagoya Co., Ltd...............................   1,800     15,345
    Sanyo Shokai, Ltd...........................................   2,800     47,381
    Sanyo Trading Co., Ltd......................................   1,700     34,557
    Sapporo Holdings, Ltd.......................................  15,100    309,669
    Sato Holdings Corp..........................................   7,400    180,164
    Sato Shoji Corp.............................................   1,000      8,423
    Satori Electric Co., Ltd....................................     900      8,069
    Sawada Holdings Co., Ltd....................................   3,400     29,867
    Sawai Pharmaceutical Co., Ltd...............................   2,600    139,698
    Saxa Holdings, Inc..........................................   1,300     20,520
    SBI Holdings, Inc...........................................  35,300    756,881
    SBS Holdings, Inc...........................................   2,200     37,174
#   Scala, Inc..................................................   2,600     21,154
    SCREEN Holdings Co., Ltd....................................   8,800    422,727
#   Scroll Corp.................................................   2,500      8,315
    SCSK Corp...................................................   4,643    220,639
    SEC Carbon, Ltd.............................................     200     17,815
    Secom Co., Ltd..............................................  12,400  1,043,228
    Seed Co., Ltd...............................................   2,100     21,577
    Sega Sammy Holdings, Inc....................................  22,600    286,260
    Seibu Holdings, Inc.........................................  13,500    219,759
    Seika Corp..................................................   1,000     12,294
    Seikagaku Corp..............................................   4,900     53,959
    Seikitokyu Kogyo Co., Ltd...................................   4,600     23,494
    Seiko Epson Corp............................................  26,500    425,034
    Seiko Holdings Corp.........................................   3,800     86,237
    Seino Holdings Co., Ltd.....................................  13,900    189,229
    Seiren Co., Ltd.............................................   6,200     92,898
    Sekisui House, Ltd..........................................  59,500    959,335
    Sekisui Jushi Corp..........................................   4,000     77,438
    Sekisui Plastics Co., Ltd...................................   6,100     45,468
    Senko Group Holdings Co., Ltd...............................  29,820    239,833
    Senshu Electric Co., Ltd....................................   1,100     25,565
    Senshu Ikeda Holdings, Inc..................................  30,200     75,041
*   Senshukai Co., Ltd..........................................   5,500     11,906
    Seria Co., Ltd..............................................   5,200    154,666
    Seven & I Holdings Co., Ltd.................................  59,000  2,041,830
    Seven Bank, Ltd............................................. 149,000    405,344
    SFP Holdings Co., Ltd.......................................     900     14,818
    Sharp Corp..................................................  11,000    122,710
    Shibaura Electronics Co., Ltd...............................     800     28,672
    Shibaura Mechatronics Corp..................................     500     17,197
    Shibusawa Warehouse Co., Ltd. (The).........................     900     14,167
    Shibuya Corp................................................   2,100     65,280
*   SHIFT, Inc..................................................     500     27,544
    Shiga Bank, Ltd. (The)......................................   2,700     64,615
    Shikibo, Ltd................................................   1,100     10,064
    Shikoku Bank, Ltd. (The)....................................   3,800     34,740
    Shikoku Chemicals Corp......................................   5,700     61,660
    Shima Seiki Manufacturing, Ltd..............................   3,100    104,309
    Shimachu Co., Ltd...........................................   3,700     89,470
    Shimadzu Corp...............................................  12,000    321,879
#   Shimamura Co., Ltd..........................................   1,900    141,672
    Shimano, Inc................................................   2,400    352,760
    Shimizu Bank, Ltd. (The)....................................   1,200     19,019
    Shimizu Corp................................................  54,100    463,381
    Shimojima Co., Ltd..........................................   1,000     10,732

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Shin Nippon Air Technologies Co., Ltd.......................  1,200 $   19,343
*   Shin Nippon Biomedical Laboratories, Ltd....................  2,100     14,475
    Shinagawa Refractories Co., Ltd.............................    400     11,949
    Shindengen Electric Manufacturing Co., Ltd..................  1,000     41,149
    Shin-Etsu Chemical Co., Ltd.................................  8,500    805,158
    Shin-Etsu Polymer Co., Ltd.................................. 12,800     97,462
#*  Shinkawa, Ltd...............................................    400      1,796
    Shinko Electric Industries Co., Ltd.........................  8,000     70,602
    Shinko Plantech Co., Ltd.................................... 11,000    115,143
#   Shinko Shoji Co., Ltd.......................................  2,100     35,381
    Shinmaywa Industries, Ltd................................... 10,200    125,949
    Shinnihon Corp..............................................  5,000     42,984
#   Shinoken Group Co., Ltd.....................................  2,800     18,137
*   Shinsei Bank, Ltd........................................... 13,600    189,643
    Shinsho Corp................................................    800     19,145
    Shinwa Co., Ltd.............................................  1,300     26,513
    Shionogi & Co., Ltd......................................... 14,500    846,989
    Ship Healthcare Holdings, Inc...............................  6,900    283,875
    Shiseido Co., Ltd........................................... 38,700  3,044,063
    Shizuoka Bank, Ltd. (The)................................... 14,000    107,574
    Shizuoka Gas Co., Ltd....................................... 14,800    120,157
    SHO-BOND Holdings Co., Ltd..................................    400     27,489
#   Shoei Co., Ltd..............................................  1,700     73,913
#   Shoei Foods Corp............................................  1,500     42,055
    Shofu, Inc..................................................  2,000     22,745
    Showa Corp..................................................  8,700    127,787
    Showa Denko K.K............................................. 26,700    911,539
    Showa Sangyo Co., Ltd.......................................  1,800     48,660
#   SIGMAXYZ, Inc...............................................  1,100     10,770
    Sinanen Holdings Co., Ltd...................................  1,400     26,309
    Sinfonia Technology Co., Ltd................................  5,700     81,128
    Sinko Industries, Ltd.......................................  3,100     44,616
    Sintokogio, Ltd.............................................  8,900     83,741
    SK-Electronics Co., Ltd.....................................  1,200     19,141
    SKY Perfect JSAT Holdings, Inc.............................. 29,800    119,225
    Skylark Holdings Co., Ltd................................... 19,100    314,623
    SMC Corp....................................................  1,500    626,497
    SMK Corp....................................................    400      9,259
    SMS Co., Ltd................................................ 11,200    217,367
    SNT Corp....................................................  2,900      9,538
    Soda Nikka Co., Ltd.........................................  2,000     10,324
    Sodick Co., Ltd............................................. 10,800     97,566
    Soft99 Corp.................................................  1,100      8,913
    SoftBank Group Corp......................................... 67,884  7,197,874
#   Softbank Technology Corp....................................  1,200     26,817
    Softcreate Holdings Corp....................................    700      9,928
    Software Service, Inc.......................................    400     35,745
    Sogo Medical Holdings Co., Ltd..............................  3,100     57,549
    Sohgo Security Services Co., Ltd............................  5,100    227,874
    Solasto Corp................................................  7,400     74,203
    SoldOut, Inc................................................    800     28,514
    Sompo Holdings, Inc......................................... 13,400    505,758
    Sony Corp................................................... 72,200  3,636,577
    Sony Financial Holdings, Inc................................  6,600    135,703
    Sotetsu Holdings, Inc.......................................  5,200    144,059
    Sotoh Co., Ltd..............................................  1,200     10,534
#   Sourcenext Corp.............................................  6,200     28,628
    Space Co., Ltd..............................................    700      8,124
#   Space Value Holdings Co., Ltd...............................  3,000     16,391

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
#   Sparx Group Co., Ltd........................................  15,000 $   32,460
    SPK Corp....................................................     200      4,346
#   S-Pool, Inc.................................................   1,500     34,157
    Square Enix Holdings Co., Ltd...............................   8,200    283,744
    SRA Holdings................................................     800     17,335
    SRS Holdings Co., Ltd.......................................   2,600     23,541
    St Marc Holdings Co., Ltd...................................   1,700     38,171
    Star Mica Co., Ltd..........................................     700      8,351
#   Star Micronics Co., Ltd.....................................   6,600    107,718
    Starts Corp., Inc...........................................   7,400    164,787
    St-Care Holding Corp........................................   1,700      7,969
    Stella Chemifa Corp.........................................   1,700     47,210
    Step Co., Ltd...............................................   1,000     13,540
    Strike Co., Ltd.............................................     600     10,947
    Studio Alice Co., Ltd.......................................   1,900     35,044
    Subaru Corp.................................................  47,300  1,159,084
    Sugi Holdings Co., Ltd......................................   2,600    131,496
    Sugimoto & Co., Ltd.........................................   1,300     23,272
#   Sumida Corp.................................................   3,400     50,770
    Suminoe Textile Co., Ltd....................................     500     13,482
    Sumitomo Bakelite Co., Ltd..................................   6,100    238,099
    Sumitomo Chemical Co., Ltd.................................. 226,231  1,128,667
    Sumitomo Dainippon Pharma Co., Ltd..........................  10,700    236,396
    Sumitomo Densetsu Co., Ltd..................................   5,400     92,783
    Sumitomo Electric Industries, Ltd...........................  34,600    460,377
    Sumitomo Forestry Co., Ltd..................................  29,400    404,479
    Sumitomo Heavy Industries, Ltd..............................  23,600    839,152
    Sumitomo Metal Mining Co., Ltd..............................   9,800    308,248
    Sumitomo Mitsui Construction Co., Ltd.......................  44,700    291,726
    Sumitomo Mitsui Financial Group, Inc........................  67,500  2,453,369
    Sumitomo Mitsui Trust Holdings, Inc.........................  13,500    471,031
    Sumitomo Precision Products Co., Ltd........................     300      8,371
    Sumitomo Realty & Development Co., Ltd......................  16,000    591,521
    Sumitomo Riko Co., Ltd......................................   4,100     36,127
    Sumitomo Rubber Industries, Ltd.............................       0          2
    Sumitomo Seika Chemicals Co., Ltd...........................   2,000     77,707
    Sumitomo Warehouse Co., Ltd. (The)..........................   6,600     84,652
    Sun Frontier Fudousan Co., Ltd..............................   9,200     94,127
    Suncall Corp................................................   2,600     14,208
    Sundrug Co., Ltd............................................   6,500    174,268
    Suntory Beverage & Food, Ltd................................   7,700    340,488
    Sun-Wa Technos Corp.........................................   1,100      8,763
*   Suruga Bank, Ltd............................................  10,500     46,513
    Sushiro Global Holdings, Ltd................................   1,500     98,200
    Suzuken Co., Ltd............................................   3,490    201,235
    Suzuki Co., Ltd.............................................     700      4,335
    Suzuki Motor Corp...........................................  22,800  1,040,447
    SWCC Showa Holdings Co., Ltd................................   2,900     20,178
    Sysmex Corp.................................................  16,700    956,944
    Systena Corp................................................  10,000    120,386
    Syuppin Co., Ltd............................................   1,800     12,008
    T Hasegawa Co., Ltd.........................................   5,200     84,023
    T RAD Co., Ltd..............................................     800     17,149
    T&D Holdings, Inc...........................................  23,800    257,780
    T&K Toka Co., Ltd...........................................   1,000      8,825
    Tachibana Eletech Co., Ltd..................................   1,800     28,101
    Tachikawa Corp..............................................   1,000     11,374
    Tachi-S Co., Ltd............................................   3,600     55,531
    Tadano, Ltd.................................................  12,100    128,021

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Taihei Dengyo Kaisha, Ltd...................................  3,400 $   74,987
    Taiho Kogyo Co., Ltd........................................  1,600     12,655
    Taikisha, Ltd...............................................  5,600    169,240
    Taiko Bank, Ltd. (The)......................................  1,400     20,953
    Taisei Corp................................................. 25,300  1,113,202
    Taisho Pharmaceutical Holdings Co., Ltd.....................  2,200    203,500
    Taiyo Holdings Co., Ltd.....................................  3,100    109,196
    Taiyo Nippon Sanso Corp.....................................  5,800     96,638
    Takamatsu Construction Group Co., Ltd.......................  1,900     40,985
    Takamiya Co., Ltd...........................................  3,400     20,598
    Takano Co., Ltd.............................................    200      1,489
    Takaoka Toko Co., Ltd.......................................  1,400     16,223
    Takara Bio, Inc.............................................  1,100     24,211
    Takara Holdings, Inc........................................  7,900     92,266
    Takara Printing Co., Ltd....................................    800     12,368
    Takara Standard Co., Ltd....................................  6,600    100,467
    Takasago International Corp.................................  2,700     82,130
    Takasago Thermal Engineering Co., Ltd.......................  9,000    142,741
    Takashimaya Co., Ltd........................................ 11,800    132,682
    Take And Give Needs Co., Ltd................................  1,500     19,778
    TAKEBISHI Corp..............................................  1,000     12,369
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............  6,660    121,744
    Takeda Pharmaceutical Co., Ltd.............................. 54,830  2,023,322
    Takeei Corp.................................................  3,000     21,179
    Takeuchi Manufacturing Co., Ltd.............................  9,100    172,567
    Takihyo Co., Ltd............................................    500      8,193
    Takisawa Machine Tool Co., Ltd..............................  1,100     15,443
    Takuma Co., Ltd.............................................  3,800     45,819
#   Tama Home Co., Ltd..........................................  2,100     20,722
    Tamron Co., Ltd.............................................  1,000     19,580
    Tamura Corp.................................................  8,200     50,941
    Tanseisha Co., Ltd..........................................  3,700     41,318
#   Tateru, Inc.................................................  4,000      9,574
    Tatsuta Electric Wire and Cable Co., Ltd.................... 10,400     45,676
    Tayca Corp..................................................  3,300     74,506
    Tbk Co., Ltd................................................  3,900     14,251
    TDC Soft, Inc...............................................  1,200      9,295
    TechMatrix Corp.............................................  1,500     26,728
    Techno Ryowa, Ltd...........................................  1,600     11,864
    TechnoPro Holdings, Inc.....................................  6,700    403,130
    Tecnos Japan, Inc...........................................  1,300      7,861
    Teijin, Ltd................................................. 57,800    994,282
    Teikoku Electric Manufacturing Co., Ltd.....................  2,000     20,394
    Teikoku Sen-I Co., Ltd......................................  1,100     24,485
    Teikoku Tsushin Kogyo Co., Ltd..............................    900      9,877
    Tekken Corp.................................................  2,900     75,826
    Tenma Corp..................................................  3,400     63,196
#   Tenpos Holdings Co., Ltd....................................    900     17,502
    Terumo Corp................................................. 18,000    543,216
    T-Gaia Corp.................................................  2,700     43,894
    THK Co., Ltd................................................ 13,200    349,059
    Tigers Polymer Corp.........................................  1,800      9,799
    TIS, Inc....................................................  9,800    447,133
    TKC Corp....................................................  1,500     58,733
    Toa Corp....................................................  2,800     30,810
    Toa Corp....................................................  4,400     63,206
    Toa Oil Co., Ltd............................................    300      4,844
    TOA ROAD Corp...............................................    300      7,686
    Toagosei Co., Ltd........................................... 13,900    151,741

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Tobishima Corp..............................................  1,930 $   24,706
    Tobu Railway Co., Ltd....................................... 10,300    291,657
    TOC Co., Ltd................................................ 10,400     65,011
    Tocalo Co., Ltd............................................. 15,500    127,562
    Tochigi Bank, Ltd. (The).................................... 17,000     34,468
    Toda Corp................................................... 22,000    136,063
    Toei Animation Co., Ltd.....................................  1,200     59,651
    Toei Co., Ltd...............................................    800    103,889
    Toenec Corp.................................................  2,800     77,751
    Toho Bank, Ltd. (The)....................................... 24,600     63,830
    Toho Co., Ltd...............................................  3,200    134,382
    Toho Co., Ltd...............................................  1,500     29,630
    Toho Gas Co., Ltd........................................... 12,600    519,495
    Toho Holdings Co., Ltd...................................... 11,300    264,770
#   Toho Titanium Co., Ltd......................................  4,300     36,183
    Toho Zinc Co., Ltd..........................................  2,300     60,205
    Tohoku Bank, Ltd. (The).....................................  2,400     23,370
    Tohokushinsha Film Corp.....................................  2,900     15,301
    Tohto Suisan Co., Ltd.......................................    700     14,615
#   Tokai Carbon Co., Ltd....................................... 27,400    317,062
    Tokai Corp..................................................  2,300     53,147
    TOKAI Holdings Corp......................................... 13,800    115,274
    Tokai Rika Co., Ltd.........................................  6,800    118,077
    Tokai Tokyo Financial Holdings, Inc......................... 25,600     85,075
#   Token Corp..................................................  2,320    141,638
    Tokio Marine Holdings, Inc.................................. 30,700  1,555,424
    Tokushu Tokai Paper Co., Ltd................................  1,300     48,038
*   Tokyo Base Co., Ltd.........................................  3,100     29,774
    Tokyo Broadcasting System Holdings, Inc.....................  4,700     89,402
    Tokyo Century Corp.......................................... 13,900    642,876
    Tokyo Dome Corp............................................. 11,200    111,235
    Tokyo Electron Device, Ltd..................................  1,100     19,181
    Tokyo Electron, Ltd.........................................  9,600  1,523,841
    Tokyo Energy & Systems, Inc.................................  3,500     30,207
    Tokyo Gas Co., Ltd.......................................... 33,900    862,488
    Tokyo Individualized Educational Institute, Inc.............  1,300     11,749
    Tokyo Keiki, Inc............................................  1,000      9,971
    Tokyo Kiraboshi Financial Group, Inc........................  4,285     61,918
    Tokyo Ohka Kogyo Co., Ltd...................................  6,600    211,353
    Tokyo Rakutenchi Co., Ltd...................................    300     13,580
    Tokyo Rope Manufacturing Co., Ltd...........................  3,300     32,494
    Tokyo Sangyo Co., Ltd.......................................  2,400     11,084
    Tokyo Seimitsu Co., Ltd.....................................  8,700    252,709
    Tokyo Tatemono Co., Ltd..................................... 37,200    419,898
#   Tokyo Theatres Co., Inc.....................................  1,000     11,963
    Tokyotokeiba Co., Ltd.......................................  1,600     46,681
    Tokyu Construction Co., Ltd................................. 18,600    133,574
    Tokyu Corp.................................................. 22,183    362,142
    Tokyu Fudosan Holdings Corp................................. 88,600    499,867
    Tokyu Recreation Co., Ltd...................................    300     13,402
    Toli Corp...................................................  4,700     11,005
    Tomato Bank, Ltd............................................  3,000     28,782
    Tomoe Corp..................................................  3,500     11,298
    Tomoe Engineering Co., Ltd..................................  1,000     22,020
    Tomoku Co., Ltd.............................................    600      9,548
    TOMONY Holdings, Inc........................................ 17,400     63,327
    Tomy Co., Ltd............................................... 20,300    217,670
    Tonami Holdings Co., Ltd....................................    700     38,465
    Topcon Corp................................................. 28,600    347,543

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Toppan Forms Co., Ltd.......................................  10,100 $   92,369
    Toppan Printing Co., Ltd....................................   8,000    129,848
    Topre Corp..................................................   4,200     78,784
    Topy Industries, Ltd........................................   3,300     76,369
    Toray Industries, Inc.......................................  96,607    661,089
#   Torex Semiconductor, Ltd....................................     900     10,551
#   Toridoll Holdings Corp......................................   3,200     71,671
    Torigoe Co., Ltd. (The).....................................   3,600     24,805
    Torikizoku Co., Ltd.........................................   1,000     17,065
    Torishima Pump Manufacturing Co., Ltd.......................   2,400     21,793
    Tosei Corp..................................................   9,700     80,669
    Toshiba Corp................................................   2,000     66,643
    Toshiba Machine Co., Ltd....................................   4,700    107,482
    Toshiba Plant Systems & Services Corp.......................   2,800     50,280
    Toshiba TEC Corp............................................   6,300    174,098
    Tosho Co., Ltd..............................................     200      5,139
#   Tosho Printing Co., Ltd.....................................   4,800     41,981
#   Totech Corp.................................................     500      9,831
    Totetsu Kogyo Co., Ltd......................................   4,300    126,258
    TOTO, Ltd...................................................  10,800    457,788
    Tottori Bank, Ltd. (The)....................................   1,400     17,775
    Tow Co., Ltd................................................   2,900     18,925
    Towa Bank, Ltd. (The).......................................   3,400     21,809
    Towa Corp...................................................   2,800     23,300
    Towa Pharmaceutical Co., Ltd................................   5,100    125,578
    Toyo Construction Co., Ltd..................................  14,800     54,522
    Toyo Corp...................................................   4,000     32,627
    Toyo Denki Seizo K.K........................................     200      2,739
*   Toyo Engineering Corp.......................................   3,500     18,666
    Toyo Ink SC Holdings Co., Ltd...............................   9,000    215,651
    Toyo Kanetsu K.K............................................   2,700     51,489
    Toyo Logistics Co., Ltd.....................................   3,900     11,137
    Toyo Machinery & Metal Co., Ltd.............................   1,800     10,120
    Toyo Securities Co., Ltd....................................  25,300     29,534
    Toyo Seikan Group Holdings, Ltd.............................   9,900    198,507
    Toyo Suisan Kaisha, Ltd.....................................   3,700    141,282
    Toyo Tanso Co., Ltd.........................................   2,700     53,586
    Toyo Wharf & Warehouse Co., Ltd.............................     900     12,073
    Toyobo Co., Ltd.............................................  22,223    289,969
    Toyoda Gosei Co., Ltd.......................................  15,500    322,667
    Toyota Boshoku Corp.........................................  17,300    255,627
    Toyota Industries Corp......................................   2,800    158,714
    Toyota Motor Corp., Sponsored ADR...........................  20,409  2,522,552
    Toyota Motor Corp........................................... 143,419  8,879,134
    TPR Co., Ltd................................................   5,100    100,533
    Trancom Co., Ltd............................................   1,600     93,066
    Transaction Co., Ltd........................................   1,000      7,282
    Trend Micro, Inc............................................  11,400    569,907
#   Tri Chemical Laboratories, Inc..............................     800     42,177
    Trusco Nakayama Corp........................................   4,100    103,627
    Trust Tech, Inc.............................................   2,700     92,034
    TS Tech Co., Ltd............................................   8,700    261,283
    TSI Holdings Co., Ltd.......................................  16,600    103,232
    Tsubaki Nakashima Co., Ltd..................................   9,700    181,250
    Tsubakimoto Chain Co........................................   5,300    197,556
    Tsubakimoto Kogyo Co., Ltd..................................     600     19,673
#   Tsugami Corp................................................   9,000     81,582
    Tsukada Global Holdings, Inc................................   1,900     10,381
    Tsukuba Bank, Ltd...........................................   5,900     10,418

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Tsukui Corp.................................................  11,000 $ 68,716
    Tsuruha Holdings, Inc.......................................   2,700  230,110
    Tsurumi Manufacturing Co., Ltd..............................   4,200   75,276
    Tsutsumi Jewelry Co., Ltd...................................   2,500   40,746
    TV Asahi Holdings Corp......................................   4,400   77,650
    Tv Tokyo Holdings Corp......................................   3,500   73,771
    UACJ Corp...................................................   8,800  178,005
    Uchida Yoko Co., Ltd........................................   1,300   41,496
    Ulvac, Inc..................................................   9,200  309,915
    UMC Electronics Co., Ltd....................................     600    7,784
    Unicharm Corp...............................................  21,300  702,938
    Uniden Holdings Corp........................................   1,000   22,084
    UNIMAT Retirement Community Co., Ltd........................   1,400   23,031
    Union Tool Co...............................................     900   24,848
    Unipres Corp................................................   5,000   77,272
    United Arrows, Ltd..........................................   3,500  110,554
    United Super Markets Holdings, Inc..........................   9,200   83,171
    UNITED, Inc.................................................   2,300   29,582
#   Universal Entertainment Corp................................   2,900   91,383
    Unizo Holdings Co., Ltd.....................................   4,900   86,868
*   Usen-Next Holdings Co., Ltd.................................   1,300    9,768
    Ushio, Inc..................................................  23,100  280,822
    USS Co., Ltd................................................  15,100  289,857
    UT Group Co., Ltd...........................................   6,300  181,706
    Utoc Corp...................................................   2,100   10,259
    V Technology Co., Ltd.......................................     700   94,096
    Valor Holdings Co., Ltd.....................................  10,200  248,822
    Valqua, Ltd.................................................   1,000   21,456
    ValueCommerce Co., Ltd......................................   2,100   53,221
*   Vector, Inc.................................................   5,100   60,720
#*  VIA Holdings, Inc...........................................   1,700    9,935
*   Vision, Inc.................................................   1,000   46,021
#   Vital KSK Holdings, Inc.....................................  13,300  126,905
    VT Holdings Co., Ltd........................................  17,400   70,218
    Wacoal Holdings Corp........................................  11,100  274,147
    Wacom Co., Ltd..............................................  20,600   83,302
    Wakachiku Construction Co., Ltd.............................   1,200   15,430
    Wakita & Co., Ltd...........................................   8,300   87,185
    Warabeya Nichiyo Holdings Co., Ltd..........................   1,600   25,736
    Watahan & Co., Ltd..........................................   1,300   27,864
    WATAMI Co., Ltd.............................................     700    9,799
    Watts Co., Ltd..............................................   1,800   11,351
    WDB Holdings Co., Ltd.......................................     500   14,855
    Weathernews, Inc............................................     500   15,186
    Welcia Holdings Co., Ltd....................................   3,600  141,904
    West Japan Railway Co.......................................   4,000  297,495
    Will Group, Inc.............................................     700    7,160
    WIN-Partners Co., Ltd.......................................   1,100   12,027
#*  WirelessGate, Inc...........................................   1,100    4,070
    Workman Co., Ltd............................................   1,600   77,687
    World Holdings Co., Ltd.....................................   2,300   39,106
    Wowow, Inc..................................................   1,300   33,687
    Xebio Holdings Co., Ltd.....................................   5,600   58,956
    Yahagi Construction Co., Ltd................................   5,300   37,180
    Yahoo Japan Corp............................................ 157,900  421,509
    Yaizu Suisankagaku Industry Co., Ltd........................   1,300   12,989
    Yakult Honsha Co., Ltd......................................   6,100  416,481
#   Yakuodo Co., Ltd............................................   1,700   41,633
    YAMABIKO Corp...............................................   7,100   70,227

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- ------------
JAPAN -- (Continued)
    YAMADA Consulting Group Co., Ltd............................     400 $      8,702
#   Yamada Denki Co., Ltd.......................................  51,300      243,184
    Yamagata Bank, Ltd. (The)...................................   3,400       54,795
    Yamaguchi Financial Group, Inc..............................  17,200      127,258
    Yamaha Corp.................................................   5,100      264,804
    Yamaha Motor Co., Ltd.......................................  54,000    1,113,588
    Yamaichi Electronics Co., Ltd...............................   3,500       39,837
#   YA-MAN, Ltd.................................................   5,300       50,994
    Yamanashi Chuo Bank, Ltd. (The).............................   3,300       38,712
    Yamatane Corp...............................................   1,400       20,386
    Yamato Corp.................................................   3,900       18,271
    Yamato Holdings Co., Ltd....................................  11,600      251,995
    Yamato International, Inc...................................     400        1,500
    Yamaya Corp.................................................   1,000       19,261
    Yamazaki Baking Co., Ltd....................................  15,600      232,397
    Yamazawa Co., Ltd...........................................     700       10,175
    Yamazen Corp................................................   9,400       98,903
    Yaoko Co., Ltd..............................................   2,400      114,214
    Yashima Denki Co., Ltd......................................   2,000       15,845
    Yaskawa Electric Corp.......................................  33,000    1,228,517
    Yasuda Logistics Corp.......................................   1,500       11,638
    Yasunaga Corp...............................................   1,200       18,976
    Yellow Hat, Ltd.............................................   6,000       75,926
    Yodogawa Steel Works, Ltd...................................   4,700       89,675
    Yokogawa Bridge Holdings Corp...............................   5,400       87,868
    Yokogawa Electric Corp......................................  19,500      408,351
    Yokohama Reito Co., Ltd.....................................  11,600       91,879
#   Yokowo Co., Ltd.............................................   1,600       25,607
    Yomeishu Seizo Co., Ltd.....................................     800       15,255
    Yomiuri Land Co., Ltd.......................................     600       23,680
    Yondenko Corp...............................................     400        9,502
    Yondoshi Holdings, Inc......................................   2,300       50,674
    Yorozu Corp.................................................   2,000       29,129
    Yossix Co., Ltd.............................................     400       10,446
    Yuasa Funashoku Co., Ltd....................................     400       13,294
    Yuasa Trading Co., Ltd......................................   2,900       82,729
#   Yume No Machi Souzou Iinkai Co., Ltd........................   2,400       36,007
#   Yumeshin Holdings Co., Ltd..................................  10,100       73,159
    Yurtec Corp.................................................  10,600       74,803
    Zenitaka Corp. (The)........................................     400       19,190
    Zenkoku Hosho Co., Ltd......................................   8,100      284,421
    Zenrin Co., Ltd.............................................   5,150      112,478
    Zensho Holdings Co., Ltd....................................   7,500      169,054
    Zeon Corp...................................................  37,900      372,272
    ZIGExN Co., Ltd.............................................   9,900       51,682
#   Zojirushi Corp..............................................   5,400       55,719
    ZOZO, Inc...................................................  20,200      358,822
    Zuiko Corp..................................................     400       12,914
    Zuken, Inc..................................................   1,000       13,756
                                                                         ------------
TOTAL JAPAN.....................................................          279,736,128
                                                                         ------------
NETHERLANDS -- (3.4%)
    Aalberts NV.................................................  19,728      776,195
#   ABN AMRO Group NV...........................................  38,120      897,813
#   Accell Group NV.............................................   1,936       55,201
#   Aegon NV.................................................... 107,708      562,252
    Akzo Nobel NV...............................................  14,532    1,234,757
#*  Altice Europe NV............................................  21,438       68,032
*   Altice Europe NV, Class B...................................   5,130       16,206

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NETHERLANDS -- (Continued)
#   AMG Advanced Metallurgical Group NV.........................   2,691 $    81,815
    Amsterdam Commodities NV....................................   2,816      64,195
    APERAM SA...................................................   7,340     226,445
#   Arcadis NV..................................................   8,683     164,070
    ASM International NV........................................   9,798     668,022
#   ASML Holding NV.............................................   5,741   1,198,764
    ASML Holding NV.............................................  16,997   3,549,313
    ASR Nederland NV............................................  43,269   1,925,213
*   Basic-Fit NV................................................   3,475     123,348
#   BE Semiconductor Industries NV..............................  16,622     478,806
#*  Beter Bed Holding NV........................................   1,161       5,693
    BinckBank NV................................................   5,442      38,617
#   Brunel International NV.....................................   3,850      62,475
*   Coca-Cola European Partners P.L.C...........................  15,863     848,460
    Corbion NV..................................................  15,671     501,313
    Flow Traders................................................   4,407     126,295
    ForFarmers NV...............................................   5,548      47,437
#*  Fugro NV....................................................  16,706     152,260
    GrandVision NV..............................................   7,500     168,777
*   Heijmans NV.................................................   2,550      28,953
#   Heineken NV.................................................  14,072   1,521,286
    Hunter Douglas NV...........................................     556      39,280
    IMCD NV.....................................................   7,080     572,448
#   ING Groep NV, Sponsored ADR.................................  56,649     722,841
#   ING Groep NV................................................ 125,370   1,599,724
    Intertrust NV...............................................  10,668     202,783
    KAS Bank NV.................................................   1,864      26,077
    Kendrion NV.................................................   2,786      68,383
    Koninklijke Ahold Delhaize NV, Sponsored ADR................     839      20,205
    Koninklijke Ahold Delhaize NV...............................  50,836   1,225,228
    Koninklijke BAM Groep NV....................................  34,684     169,376
    Koninklijke DSM NV..........................................  19,129   2,187,815
    Koninklijke KPN NV.......................................... 952,536   2,927,480
    Koninklijke Philips NV......................................  42,736   1,835,243
    Koninklijke Philips NV......................................  24,760   1,064,680
#   Koninklijke Vopak NV........................................  11,902     531,460
*   Lucas Bols NV...............................................     535       9,313
    Nederland Apparatenfabriek..................................     620      34,599
    NN Group NV.................................................  18,857     822,913
    Ordina NV...................................................  14,209      30,421
#   PostNL NV...................................................  63,511     164,744
    Randstad NV.................................................  36,560   2,090,911
    Signify NV..................................................  13,328     399,966
    Sligro Food Group NV........................................   3,972     145,164
*   Takeaway.com NV.............................................   1,499     129,201
    TKH Group NV................................................   9,890     532,112
*   TomTom NV...................................................  21,971     189,916
    Unilever NV.................................................  97,673   5,910,193
#   Unilever NV.................................................  22,626   1,368,976
    Van Lanschot Kempen NV......................................   2,578      67,131
    Wessanen....................................................  13,303     172,712
    Wolters Kluwer NV...........................................  42,510   2,967,091
                                                                         -----------
TOTAL NETHERLANDS...............................................          43,820,399
                                                                         -----------
NEW ZEALAND -- (0.4%)
    Arvida Group, Ltd...........................................  23,875      20,741
    Auckland International Airport, Ltd.........................  62,948     335,116
    Chorus, Ltd.................................................  91,476     366,112
    Chorus, Ltd., ADR...........................................     880      17,424

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NEW ZEALAND -- (Continued)
    Contact Energy, Ltd.........................................  15,513 $   69,645
    EBOS Group, Ltd.............................................  13,197    188,802
    Fisher & Paykel Healthcare Corp., Ltd.......................  43,677    462,053
    Fletcher Building, Ltd......................................  39,194    135,036
    Fletcher Building, Ltd......................................   1,711      5,918
#   Fonterra Co-operative Group, Ltd............................   7,350     20,874
    Freightways, Ltd............................................  26,683    151,668
    Gentrack Group, Ltd.........................................   3,743     13,748
    Hallenstein Glasson Holdings, Ltd...........................   4,953     16,311
    Heartland Group Holdings, Ltd...............................  70,424     73,003
    Infratil, Ltd...............................................  94,898    275,047
    Investore Property, Ltd.....................................  12,036     13,180
    Kathmandu Holdings, Ltd.....................................   9,300     14,604
    Mainfreight, Ltd............................................   4,854    113,514
    Mercury NZ, Ltd.............................................  55,726    137,797
    Meridian Energy, Ltd........................................  77,486    210,482
    Metlifecare, Ltd............................................   8,381     27,694
    NEW Zealand King Salmon Investments, Ltd....................   6,477     12,849
    New Zealand Refining Co., Ltd. (The)........................  40,839     56,767
    NZME, Ltd...................................................   3,265      1,197
    NZX, Ltd....................................................  21,052     14,196
    Oceania Healthcare, Ltd.....................................  22,119     15,822
#   PGG Wrightson, Ltd..........................................  28,848     10,205
#   Port of Tauranga, Ltd.......................................  14,966     59,002
    Restaurant Brands New Zealand, Ltd..........................   1,631      9,272
    Ryman Healthcare, Ltd.......................................  11,015     89,451
    Sanford, Ltd................................................  10,196     46,465
#   Scales Corp., Ltd...........................................  17,828     59,275
#   Skellerup Holdings, Ltd.....................................  11,410     16,687
    SKY Network Television, Ltd.................................  56,118     45,793
    Spark New Zealand, Ltd...................................... 251,037    615,963
    Steel & Tube Holdings, Ltd..................................   4,051      3,355
#   Summerset Group Holdings, Ltd...............................  21,866     81,965
*   Synlait Milk, Ltd...........................................   8,279     58,485
    Tourism Holdings, Ltd.......................................  30,491     82,308
    Trade Me Group, Ltd.........................................  73,952    317,759
#   Turners Automotive Group, Ltd...............................   4,885      7,835
    Vista Group International, Ltd..............................   6,694     22,546
    Warehouse Group, Ltd. (The).................................  21,957     31,367
    Z Energy, Ltd............................................... 125,390    530,166
                                                                         ----------
TOTAL NEW ZEALAND...............................................          4,857,499
                                                                         ----------
NORWAY -- (0.7%)
    ABG Sundal Collier Holding ASA..............................  66,881     33,372
#*  Adevinta ASA, Class A.......................................   6,229     62,828
*   Adevinta ASA, Class B.......................................   8,103     79,720
    AF Gruppen ASA..............................................   2,896     51,578
*   Akastor ASA.................................................  49,939     77,221
*   Aker Solutions ASA..........................................  39,627    203,444
    American Shipping Co. ASA...................................   3,443     13,635
    Atea ASA....................................................  19,381    277,056
    Austevoll Seafood ASA.......................................   9,985    116,324
*   Axactor SE..................................................       1          2
#   B2Holding ASA...............................................  42,116     65,174
    Bakkafrost P/F..............................................   3,980    204,426
    Bonheur ASA.................................................   1,304     20,930
    Borregaard ASA..............................................  18,199    184,755
*   BW LPG, Ltd.................................................   2,364     10,883
*   BW Offshore, Ltd............................................  32,972    183,833

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NORWAY -- (Continued)
    Data Respons ASA............................................   5,367 $   19,301
    DNB ASA.....................................................  76,110  1,463,534
#*  DOF ASA.....................................................  21,762     11,956
    Entra ASA...................................................  11,405    165,538
    Europris ASA................................................  37,542    117,319
*   FLEX LNG, Ltd...............................................   1,660     22,860
    Gjensidige Forsikring ASA...................................  15,577    302,909
    Golar LNG, Ltd..............................................     568     11,099
    Grieg Seafood ASA...........................................   7,968     92,057
*   Kongsberg Automotive ASA....................................  23,789     21,850
    Kongsberg Gruppen ASA.......................................   1,924     27,892
    Kvaerner ASA................................................  48,650     67,724
    Leroy Seafood Group ASA.....................................  51,677    374,162
    Mowi ASA....................................................  31,247    677,923
*   Nordic Nanovector ASA.......................................   2,120     11,318
#*  Nordic Semiconductor ASA....................................   5,554     26,467
#   Norway Royal Salmon ASA.....................................   1,022     22,106
*   Norwegian Finans Holding ASA................................  11,866     97,773
    Norwegian Property ASA......................................  18,600     22,913
    Ocean Yield ASA.............................................  18,561    141,065
*   Odfjell Drilling, Ltd.......................................  25,534     88,543
    Olav Thon Eiendomsselskap ASA...............................   2,241     41,285
    Orkla ASA...................................................  56,550    443,835
*   Otello Corp. ASA............................................  13,655     23,553
*   Petroleum Geo-Services ASA..................................  56,139    124,617
*   Prosafe SE..................................................     682      1,286
*   Protector Forsikring ASA....................................   8,545     58,010
    Salmar ASA..................................................   4,785    217,645
    Sbanken ASA.................................................   7,067     69,559
#   Scatec Solar ASA............................................  22,216    211,031
#   Schibsted ASA, Class A......................................   6,229    163,638
#   Schibsted ASA, Class B......................................   8,103    193,849
    Selvaag Bolig ASA...........................................   8,011     45,480
    Solon Eiendom ASA...........................................   2,379     10,835
    SpareBank 1 SR-Bank ASA.....................................  20,141    232,875
    Spectrum ASA................................................   1,749     11,311
    Storebrand ASA..............................................  78,333    662,017
    Subsea 7 SA.................................................  31,142    395,642
    TGS NOPEC Geophysical Co. ASA...............................  27,628    722,437
    Tomra Systems ASA...........................................   5,436    163,996
    Treasure ASA................................................   7,397     12,234
    Veidekke ASA................................................  12,420    138,977
    Wilh Wilhelmsen Holding ASA, Class A........................   2,067     37,357
#   XXL ASA.....................................................   8,040     24,541
                                                                         ----------
TOTAL NORWAY....................................................          9,377,500
                                                                         ----------
PORTUGAL -- (0.1%)
    Altri SGPS SA...............................................   8,565     67,152
    CTT-Correios de Portugal SA.................................  14,273     40,474
    Jeronimo Martins SGPS SA....................................  25,833    421,041
#*  Mota-Engil SGPS SA..........................................  25,583     68,200
    Navigator Co. SA (The)......................................  38,189    168,863
    NOS SGPS SA.................................................  57,353    385,464
    REN--Redes Energeticas Nacionais SGPS SA....................  76,448    218,823
    Sonae Capital SGPS SA.......................................  11,819     12,103
    Sonae SGPS SA............................................... 193,650    216,050
                                                                         ----------
TOTAL PORTUGAL..................................................          1,598,170
                                                                         ----------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SINGAPORE -- (0.8%)
    Accordia Golf Trust......................................... 113,300 $   50,435
    AEM Holdings, Ltd...........................................  37,300     31,323
    Ascendas India Trust........................................  36,600     34,986
    Banyan Tree Holdings, Ltd...................................  47,000     19,707
#   Best World International, Ltd...............................  54,600     65,033
    Boustead Projects, Ltd......................................   5,100      3,524
    Boustead Singapore, Ltd.....................................  50,700     30,014
    BreadTalk Group, Ltd........................................  21,400     13,299
    Bukit Sembawang Estates, Ltd................................   9,900     41,480
    Bund Center Investment, Ltd.................................   5,250      2,299
    Centurion Corp., Ltd........................................  30,100      9,635
    China Aviation Oil Singapore Corp., Ltd.....................  58,000     58,566
    China Sunsine Chemical Holdings, Ltd........................  10,300      8,804
    Chip Eng Seng Corp., Ltd....................................  86,900     50,801
    CITIC Envirotech, Ltd....................................... 135,700     39,895
    City Developments, Ltd......................................  37,500    246,832
    ComfortDelGro Corp., Ltd.................................... 101,000    200,049
*   COSCO Shipping International Singapore Co., Ltd.............  43,600     11,409
    Dairy Farm International Holdings, Ltd......................  26,700    209,157
    DBS Group Holdings, Ltd.....................................  49,994  1,039,647
*   Del Monte Pacific, Ltd......................................  92,600      9,266
    Delfi, Ltd..................................................  28,200     28,035
*   Ezion Holdings, Ltd......................................... 350,280     11,074
#*  Ezra Holdings, Ltd.......................................... 194,482      1,477
    Food Empire Holdings, Ltd...................................  44,600     17,869
    Fraser and Neave, Ltd.......................................   9,200     12,111
    Frasers Property, Ltd.......................................  31,000     42,422
    Frencken Group, Ltd.........................................  50,100     24,363
    Genting Singapore, Ltd...................................... 267,100    193,679
    GL, Ltd.....................................................  35,200     20,579
    Great Eastern Holdings, Ltd.................................   3,000     57,260
    GuocoLand, Ltd..............................................  50,066     71,808
    Halcyon Agri Corp., Ltd.....................................  28,372     10,847
    Haw Par Corp., Ltd..........................................  10,400    110,899
    Health Management International, Ltd........................  27,500     10,830
    Hi-P International, Ltd.....................................  16,200     17,430
    Ho Bee Land, Ltd............................................  20,300     38,076
    Hong Fok Corp., Ltd.........................................  41,300     26,919
*   Hong Leong Asia, Ltd........................................  47,900     19,732
    Hong Leong Finance, Ltd.....................................  33,200     67,889
    Hongkong Land Holdings, Ltd.................................  47,000    328,149
#   Hutchison Port Holdings Trust............................... 727,400    170,873
    iFAST Corp., Ltd............................................  14,500     11,934
    Keppel Corp., Ltd...........................................  44,800    223,256
*   Keppel Telecommunications & Transportation, Ltd.............   3,000      4,213
    Lian Beng Group, Ltd........................................  30,000     11,580
    Mandarin Oriental International, Ltd........................   6,800     13,128
    Metro Holdings, Ltd.........................................  30,100     22,806
#*  Midas Holdings, Ltd......................................... 200,100      5,296
*   mm2 Asia, Ltd...............................................  84,400     17,102
    NSL, Ltd....................................................   2,000      1,720
    OUE, Ltd....................................................  23,700     30,681
    Oversea-Chinese Banking Corp., Ltd.......................... 199,483  1,777,044
    Oxley Holdings, Ltd.........................................  54,484     12,990
*   Pacc Offshore Services Holdings, Ltd........................  40,700      5,418
    Perennial Real Estate Holdings, Ltd.........................  30,700     15,010
    Q&M Dental Group Singapore, Ltd.............................  44,400     15,505
*   Raffles Education Corp., Ltd................................   6,903        468
    Raffles Medical Group, Ltd..................................  22,300     17,711

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SINGAPORE -- (Continued)
    RHT Health Trust............................................    49,000 $       648
    Riverstone Holdings, Ltd....................................    18,900      14,299
    SATS, Ltd...................................................    86,260     331,759
*   Sembcorp Marine, Ltd........................................    62,200      78,193
    Sheng Siong Group, Ltd......................................    84,300      63,855
    SIA Engineering Co., Ltd....................................    11,900      21,890
    Sinarmas Land, Ltd..........................................   101,700      19,447
    Singapore Exchange, Ltd.....................................    76,700     416,456
    Singapore Post, Ltd.........................................   261,400     199,828
#   Singapore Press Holdings, Ltd...............................   151,100     279,262
    Singapore Technologies Engineering, Ltd.....................   149,400     435,352
    Singapore Telecommunications, Ltd...........................   202,500     472,401
    Singapore Telecommunications, Ltd...........................   108,800     251,438
#*  Sino Grandness Food Industry Group, Ltd.....................    75,600       2,728
    Stamford Land Corp., Ltd....................................    32,000      11,519
    StarHub, Ltd................................................    69,400      79,142
    Straits Trading Co., Ltd....................................     8,300      13,802
    Sunningdale Tech, Ltd.......................................    16,000      15,780
*   Swiber Holdings, Ltd........................................    50,250         754
    Tuan Sing Holdings, Ltd.....................................    67,400      19,325
    UMS Holdings, Ltd...........................................    38,500      20,705
    United Engineers, Ltd.......................................    47,800      88,944
    United Industrial Corp., Ltd................................    20,000      46,582
    United Overseas Bank, Ltd...................................    59,085   1,209,970
    UOB-Kay Hian Holdings, Ltd..................................    11,000      10,280
    UOL Group, Ltd..............................................    64,851     361,950
    Valuetronics Holdings, Ltd..................................    39,610      19,951
    Venture Corp., Ltd..........................................    22,300     279,668
    Wing Tai Holdings, Ltd......................................    81,100     122,388
*   Yongnam Holdings, Ltd.......................................    42,375       5,568
                                                                           -----------
TOTAL SINGAPORE.................................................            10,538,228
                                                                           -----------
SPAIN -- (2.4%)
    Acciona SA..................................................     6,716     778,927
    Acerinox SA.................................................    41,593     433,210
    ACS Actividades de Construccion y Servicios SA..............    25,038   1,151,392
    Aena SME SA.................................................     6,672   1,238,775
    Alantra Partners SA.........................................     1,471      25,562
    Almirall SA.................................................     5,399      87,126
    Amadeus IT Group SA.........................................    45,511   3,627,074
#*  Amper SA....................................................   117,290      35,133
    Applus Services SA..........................................    23,199     291,540
    Atresmedia Corp. de Medios de Comunicacion SA...............     9,050      48,882
    Azkoyen SA..................................................     1,659      14,763
    Banco Bilbao Vizcaya Argentaria SA..........................    53,952     328,071
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR...........    98,218     598,149
    Banco de Sabadell SA........................................ 1,015,770   1,182,696
#   Banco Santander SA.......................................... 1,106,345   5,608,477
#   Banco Santander SA, Sponsored ADR...........................    13,171      65,724
    Bankia SA...................................................    59,650     165,210
    Bankinter SA................................................   103,179     824,730
    Bolsas y Mercados Espanoles SHMSF SA........................     7,484     212,575
    CaixaBank SA................................................   189,185     603,026
    Construcciones y Auxiliar de Ferrocarriles SA...............     3,871     182,563
#*  Deoleo SA...................................................    42,935       2,706
#   Distribuidora Internacional de Alimentacion SA..............    43,262      30,141
*   eDreams ODIGEO SA...........................................     6,553      22,981
    Elecnor SA..................................................     1,739      23,063
    Enagas SA...................................................    53,963   1,539,313

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SPAIN -- (Continued)
    Ence Energia y Celulosa SA..................................  26,204 $   141,195
    Ercros SA...................................................   7,631      26,047
    Euskaltel SA................................................  17,844     167,670
    Faes Farma SA...............................................  53,562     245,824
    Ferrovial SA................................................  14,657     361,443
*   Fluidra SA..................................................   3,712      40,610
*   Global Dominion Access SA...................................  18,590      99,393
    Grifols SA..................................................  14,134     392,802
    Grupo Catalana Occidente SA.................................   4,132     155,955
*   Grupo Empresarial San Jose SA...............................   2,330      20,005
#*  Grupo Ezentis SA............................................  13,405       8,034
    Iberdrola S.A............................................... 216,147   1,964,207
    Iberpapel Gestion SA........................................     308      10,680
*   Indra Sistemas SA...........................................  44,884     529,346
    Industria de Diseno Textil SA...............................  59,743   1,808,935
    Laboratorios Farmaceuticos Rovi SA..........................     843      17,416
*   Liberbank SA................................................ 245,703     108,999
    Mapfre SA................................................... 188,578     566,524
*   Masmovil Ibercom SA.........................................   3,451      75,655
    Mediaset Espana Comunicacion SA.............................  59,656     462,639
*   Natra SA....................................................  11,402      11,484
#   Obrascon Huarte Lain SA.....................................  12,647      15,486
*   Promotora de Informaciones SA, Class A......................  39,368      71,882
    Prosegur Cia de Seguridad SA................................  63,181     328,766
*   Quabit Inmobiliaria SA......................................   7,690      10,596
*   Realia Business SA..........................................  46,116      49,171
    Red Electrica Corp. SA......................................  42,861     889,532
    Sacyr S.A...................................................  46,133     113,261
    Siemens Gamesa Renewable Energy SA..........................  37,139     667,033
*   Talgo SA....................................................  10,713      70,768
    Tecnicas Reunidas SA........................................   2,322      69,346
    Telefonica SA, Sponsored ADR................................  24,925     206,877
    Telefonica SA............................................... 215,496   1,796,669
    Telepizza Group SA..........................................   3,944      26,592
    Tubacex SA..................................................  15,354      47,727
    Unicaja Banco SA............................................  47,739      55,011
    Vidrala SA..................................................     856      80,338
*   Vocento SA..................................................   7,149      11,225
    Zardoya Otis SA.............................................  27,935     225,787
                                                                         -----------
TOTAL SPAIN.....................................................          31,072,739
                                                                         -----------
SWEDEN -- (3.2%)
    AddLife AB, Class B.........................................   2,467      66,171
    AddNode Group AB............................................   1,864      28,369
    AddTech AB, Class B.........................................   5,296     128,814
    AF POYRY AB, Class B........................................  14,020     261,558
#   Alfa Laval AB...............................................  23,814     552,762
    Alimak Group AB.............................................   5,990     100,473
    Arjo AB, Class B............................................  21,153      78,525
    Assa Abloy AB, Class B......................................  32,240     689,212
#   Atlas Copco AB, Class A.....................................  51,167   1,597,142
#   Atlas Copco AB, Class B.....................................  28,974     825,243
    Atrium Ljungberg AB, Class B................................   4,089      66,742
#   Attendo AB..................................................   7,795      42,474
    Avanza Bank Holding AB......................................  25,105     201,081
    Axfood AB...................................................  26,570     487,708
    Beijer Alma AB..............................................   4,931      69,337
*   Beijer Electronics Group AB.................................   1,922      11,020
    Beijer Ref AB...............................................   4,508      95,361

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SWEDEN -- (Continued)
    Bergman & Beving ABi........................................  4,407 $   47,034
    Betsson AB.................................................. 31,493    239,056
    Bilia AB, Class A........................................... 32,371    277,806
#   BillerudKorsnas AB.......................................... 62,336    847,387
    BioGaia AB, Class B.........................................  3,858    187,154
    Biotage AB..................................................  5,881     79,808
    Bjorn Borg AB...............................................    385      1,148
    Boliden AB.................................................. 58,283  1,734,498
    Bonava AB...................................................    993     12,569
    Bonava AB, Class B.......................................... 19,165    244,057
    Bravida Holding AB.......................................... 20,629    180,680
    Bufab AB....................................................  5,476     62,098
#   Bulten AB...................................................  2,524     21,342
    Bure Equity AB.............................................. 12,761    237,239
#*  Byggmax Group AB............................................ 14,566     65,093
    Castellum AB................................................ 12,682    228,015
    Catena AB...................................................  1,630     41,953
#   Clas Ohlson AB, Class B.....................................  5,003     41,563
    Cloetta AB, Class B.........................................  8,159     24,920
*   Collector AB................................................  2,336     13,048
    Concentric AB...............................................  6,786    108,815
    Coor Service Management Holding AB..........................  1,931     16,693
    Corem Property Group AB..................................... 10,422     15,084
    Dedicare AB, Class B........................................    813      4,170
    Dios Fastigheter AB......................................... 14,012     99,750
    Dometic Group AB............................................ 26,226    239,594
*   Doro AB.....................................................  4,193     16,755
    Duni AB.....................................................  5,763     71,150
#   Dustin Group AB............................................. 16,664    149,361
    Eastnine AB.................................................  3,292     37,562
    Elanders AB, Class B........................................  1,312     12,362
    Electrolux AB, Series B..................................... 45,931  1,125,692
#   Elekta AB, Class B.......................................... 45,367    538,097
#*  Eltel AB....................................................  8,642     17,245
*   Epiroc AB, Class A.......................................... 35,389    365,837
*   Epiroc AB, Class B.......................................... 20,800    205,832
    Fabege AB................................................... 40,352    560,476
#   Fagerhult AB................................................  4,449     38,001
*   Fastighets AB Balder, Class B............................... 10,674    337,650
    FastPartner AB..............................................  4,214     30,563
    Fenix Outdoor International AG..............................    372     37,672
#*  Fingerprint Cards AB, Class B............................... 28,611     42,077
    Getinge AB, Class B......................................... 33,210    467,902
    GHP Specialty Care AB.......................................  7,694     11,062
    Granges AB.................................................. 22,945    249,125
    Gunnebo AB.................................................. 13,968     37,012
    Haldex AB...................................................  5,613     43,157
    Heba Fastighets AB, Class B.................................    995     15,869
*   Hembla AB...................................................  5,868    110,982
    Hemfosa Fastigheter AB......................................  9,660     79,940
#   Hennes & Mauritz AB, Class B................................ 57,955  1,011,254
    Hexagon AB, Class B.........................................  8,894    485,899
    Hexpol AB................................................... 67,205    524,940
    Hiq International AB........................................  3,867      1,364
    HIQ International AB........................................  3,867     21,752
    HMS Networks AB.............................................  1,283     23,362
    Hoist Finance AB............................................ 11,064     50,350
    Holmen AB, Class B.......................................... 19,488    409,833
    Hufvudstaden AB, Class A.................................... 10,373    172,848

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
    Humana AB...................................................   3,331 $   21,072
    Husqvarna AB, Class A.......................................   3,992     36,719
#   Husqvarna AB, Class B.......................................  66,629    608,348
    ICA Gruppen AB..............................................  11,287    408,414
    Indutrade AB................................................  14,827    453,331
*   International Petroleum Corp................................   3,960     20,632
#   Intrum AB...................................................  15,320    390,114
    Inwido AB...................................................  12,397     81,833
#   ITAB Shop Concept AB, Class B...............................   2,638      6,485
#   JM AB.......................................................  28,922    550,913
    KappAhl AB..................................................  10,570     19,334
    Kindred Group P.L.C.........................................  59,608    520,541
    Klovern AB, Class B.........................................  72,844     98,587
    KNOW IT AB..................................................   2,091     49,274
    Kungsleden AB...............................................  14,236    108,167
    Lagercrantz Group AB, Class B...............................   5,286     64,391
    Lifco AB, Class B...........................................   4,465    212,673
    Lindab International AB.....................................  16,424    185,262
    Loomis AB, Class B..........................................  19,836    733,878
*   Medivir AB, Class B.........................................   1,257      2,328
#   Mekonomen AB................................................   3,321     24,267
    Millicom International Cellular SA..........................   8,594    502,680
    Momentum Group AB, Class B..................................   2,281     23,585
    Nederman Holding AB.........................................   2,490     31,463
    NetEnt AB...................................................  35,685    113,413
    New Wave Group AB, Class B..................................  15,434    111,150
    Nibe Industrier AB, Class B.................................  32,522    437,254
    Nobia AB....................................................  30,967    194,595
    Nobina AB...................................................  12,072     77,510
    Nolato AB, Class B..........................................   1,519     70,500
    Nordea Bank Abp.............................................  95,344    750,105
    Nordic Waterproofing Holding A.S............................   3,893     37,588
    NP3 Fastigheter AB..........................................   2,467     19,466
*   Nyfosa AB...................................................  13,556     80,711
    OEM International AB, Class B...............................   1,038     23,474
    Opus Group AB...............................................  29,430     15,496
    Oriflame Holding AG.........................................   6,031    124,397
    Pandox AB...................................................   9,525    163,448
    Peab AB.....................................................  46,997    429,881
    Platzer Fastigheter Holding AB, Class B.....................   3,011     24,555
    Pricer AB, Class B..........................................  17,492     22,646
    Proact IT Group AB..........................................   1,939     51,689
*   Qliro Group AB..............................................   5,322      6,893
    Ratos AB, Class B...........................................  20,626     46,855
#*  RaySearch Laboratories AB...................................   4,605     58,520
    Resurs Holding AB...........................................  18,573    114,975
#   Saab AB, Class B............................................  13,239    435,826
    Sagax AB, Class B...........................................   2,465     43,432
#   Sandvik AB..................................................  83,634  1,548,766
    Scandic Hotels Group AB.....................................  18,056    168,085
    Sectra AB, Class B..........................................   3,843    130,236
#   Securitas AB, Class B.......................................  29,951    523,739
    Skandinaviska Enskilda Banken AB, Class A................... 143,259  1,367,780
#   Skandinaviska Enskilda Banken AB, Class C...................   1,278     12,375
    Skanska AB, Class B.........................................  17,264    300,638
    SKF AB, Class A.............................................   2,127     39,359
    SKF AB, Class B.............................................  53,346    990,207
    SkiStar AB..................................................   9,011    108,972
#   Svenska Cellulosa AB SCA, Class A...........................   3,383     33,046

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWEDEN -- (Continued)
    Svenska Cellulosa AB SCA, Class B...........................  58,710 $   512,530
#   Svenska Handelsbanken AB, Class A...........................  85,345     932,231
    Svenska Handelsbanken AB, Class B...........................   2,284      24,830
    Sweco AB, Class B...........................................   8,930     227,917
    Swedbank AB, Class A........................................  76,796   1,254,786
*   Swedish Orphan Biovitrum AB.................................  14,056     256,475
    Systemair AB................................................   2,239      27,114
    Tele2 AB, Class B...........................................       0           1
    Telefonaktiebolaget LM Ericsson, Sponsored ADR..............  67,310     666,369
    Telefonaktiebolaget LM Ericsson, Class A....................   3,084      30,675
    Telefonaktiebolaget LM Ericsson, Class B....................  58,155     575,279
    Telia Co. AB................................................ 265,372   1,130,624
    Thule Group AB..............................................  13,840     322,415
    Trelleborg AB, Class B......................................  10,664     176,370
#   Troax Group AB..............................................   1,695      60,707
*   Victoria Park AB, Class B...................................   2,863      11,217
    Vitrolife AB................................................   8,912     187,621
    Volvo AB, Class A...........................................  28,237     452,090
    Volvo AB, Class B........................................... 179,422   2,875,493
    Wallenstam AB, Class B......................................  25,844     248,713
#   Wihlborgs Fastigheter AB....................................  23,749     315,972
                                                                         -----------
TOTAL SWEDEN....................................................          41,796,851
                                                                         -----------
SWITZERLAND -- (6.6%)
    ABB, Ltd., Sponsored ADR....................................  40,420     835,077
    ABB, Ltd.................................................... 107,852   2,218,377
    Adecco Group AG.............................................  48,303   2,775,151
*   Alcon, Inc..................................................  12,614     734,135
*   Alcon, Inc..................................................   4,130     237,841
    Allreal Holding AG..........................................   3,752     598,717
    ALSO Holding AG.............................................   1,595     200,156
#   ams AG......................................................   5,512     232,674
    APG SGA SA..................................................     280      80,159
    Arbonia AG..................................................   6,183      66,762
*   Aryzta AG...................................................  90,170     134,830
    Ascom Holding AG............................................   6,241      85,153
    Baloise Holding AG..........................................   9,207   1,578,460
    Banque Cantonale de Geneve..................................     227      44,794
    Banque Cantonale Vaudoise...................................     439     346,623
    Belimo Holding AG...........................................      51     267,933
    Bellevue Group AG...........................................   1,265      24,994
    Berner Kantonalbank AG......................................     828     193,486
    BFW Liegenschaften AG.......................................     385      16,362
    BKW AG......................................................   3,400     216,776
    Bobst Group SA..............................................   1,036      74,369
    Bossard Holding AG, Class A.................................   1,691     275,728
    Bucher Industries AG........................................   1,467     497,608
    Burckhardt Compression Holding AG...........................     350     105,647
    Burkhalter Holding AG.......................................   1,437     110,521
    Calida Holding AG...........................................     274       8,497
    Carlo Gavazzi Holding AG....................................      62      15,971
    Cembra Money Bank AG........................................   5,216     484,417
    Cicor Technologies, Ltd.....................................     223      13,009
    Cie Financiere Richemont SA.................................  38,362   2,804,352
    Cie Financiere Tradition SA.................................     374      39,725
    Clariant AG.................................................  34,760     715,167
    Coltene Holding AG..........................................     444      43,771
    Conzzeta AG.................................................     106      91,410
    Credit Suisse Group AG...................................... 113,281   1,506,512

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
SWITZERLAND -- (Continued)
    Daetwyler Holding AG........................................    667 $   103,425
    DKSH Holding AG.............................................  2,979     182,939
    dormakaba Holding AG........................................    534     403,379
    Dufry AG....................................................  6,279     614,533
#   EFG International AG........................................ 14,008     105,309
    Emmi AG.....................................................    401     353,782
    EMS-Chemie Holding AG.......................................    742     449,347
#   Feintool International Holding AG...........................    280      20,222
#   Flughafen Zurich AG.........................................  3,125     515,151
    Forbo Holding AG............................................    166     266,689
*   GAM Holding AG.............................................. 24,303     100,809
    Geberit AG..................................................  1,929     808,847
    Georg Fischer AG............................................    708     688,581
    Givaudan SA.................................................  1,110   2,874,128
    Gurit Holding AG............................................     97     104,655
    Helvetia Holding AG.........................................  1,170     743,505
    Hiag Immobilien Holding AG..................................     90      11,533
#*  HOCHDORF Holding AG.........................................     97      13,115
    Huber & Suhner AG...........................................  2,249     179,847
    Hypothekarbank Lenzburg AG..................................      6      26,618
    Implenia AG.................................................  2,375      74,749
#   Inficon Holding AG..........................................    294     165,306
    Interroll Holding AG........................................     76     165,848
    Intershop Holding AG........................................    174      85,267
    Investis Holding SA.........................................    355      23,260
    Julius Baer Group, Ltd...................................... 24,005   1,159,559
    Jungfraubahn Holding AG.....................................    197      27,963
    Kardex AG...................................................  1,357     210,902
    Komax Holding AG............................................    858     196,979
#   Kudelski SA.................................................  3,540      22,532
#   Kuehne + Nagel International AG.............................  5,765     837,970
*   Lastminute.com NV...........................................    764      15,880
    LEM Holding SA..............................................     36      49,262
    Liechtensteinische Landesbank AG............................  1,746     119,092
    Logitech International SA................................... 11,748     460,357
    Logitech International SA................................... 13,983     541,422
    Luzerner Kantonalbank AG....................................    369     171,955
#*  Meier Tobler Group AG.......................................    300       5,274
    Metall Zug AG...............................................     31      81,627
    Mobilezone Holding AG.......................................  5,203      47,429
    Mobimo Holding AG...........................................  1,392     320,981
*   Newron Pharmaceuticals SpA..................................  2,060      18,496
    Novartis AG, Sponsored ADR.................................. 63,074   5,186,575
    Novartis AG................................................. 20,654   1,692,390
    OC Oerlikon Corp. AG........................................ 38,436     502,324
*   Orascom Development Holding AG..............................  1,574      25,490
    Panalpina Welttransport Holding AG..........................  3,642     780,752
    Partners Group Holding AG...................................  2,519   1,899,993
    Phoenix Mecano AG...........................................     46      21,514
    Plazza AG, Class A..........................................    212      52,038
    PSP Swiss Property AG.......................................  7,360     750,999
    Rieter Holding AG...........................................    364      52,613
    Roche Holding AG............................................  2,054     537,385
    Roche Holding AG............................................ 53,543  14,128,032
    Schaffner Holding AG........................................     38       8,815
    Schindler Holding AG........................................  1,703     362,064
*   Schmolz + Bickenbach AG..................................... 87,913      40,517
    Schweiter Technologies AG...................................    149     144,539
    SFS Group AG................................................  2,906     268,397

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWITZERLAND -- (Continued)
    SGS SA......................................................     482 $ 1,271,781
    Sika AG.....................................................  17,380   2,662,999
    Sonova Holding AG...........................................   5,004   1,010,719
    St Galler Kantonalbank AG...................................     385     174,271
    Straumann Holding AG........................................   1,679   1,356,918
    Sulzer AG...................................................   2,786     293,994
#   Sunrise Communications Group AG.............................   7,667     509,105
    Swatch Group AG (The).......................................   1,998     609,767
    Swatch Group AG (The).......................................   3,663     214,940
    Swiss Life Holding AG.......................................   2,968   1,395,341
    Swiss Prime Site AG.........................................  10,605     851,627
    Swiss Re AG.................................................  20,371   1,961,275
    Swisscom AG.................................................   7,646   3,562,686
    Swissquote Group Holding SA.................................   1,149      45,007
    Tamedia AG..................................................     447      47,346
    Tecan Group AG..............................................     505     114,004
    Temenos AG..................................................   9,072   1,509,106
#   u-blox Holding AG...........................................   1,030      86,447
    UBS Group AG................................................ 120,539   1,616,362
*   UBS Group AG................................................  89,365   1,201,066
    Valiant Holding AG..........................................   2,309     258,935
    Valora Holding AG...........................................     845     215,079
    VAT Group AG................................................   6,785     843,306
    Vaudoise Assurances Holding SA..............................     207     103,821
    Vetropack Holding AG........................................      19      41,380
#   Vifor Pharma AG.............................................   8,457   1,104,392
    Vontobel Holding AG.........................................   5,505     324,629
    VP Bank AG..................................................     787     114,688
    VZ Holding AG...............................................     330      80,511
    Walliser Kantonalbank.......................................     563      65,176
    Warteck Invest AG...........................................      14      27,341
#   Ypsomed Holding AG..........................................     484      63,390
    Zehnder Group AG............................................   1,165      40,105
    Zug Estates Holding AG, Class B.............................       8      14,254
    Zuger Kantonalbank AG.......................................      11      66,990
    Zurich Insurance Group AG...................................  13,120   4,182,233
                                                                         -----------
TOTAL SWITZERLAND...............................................          85,539,116
                                                                         -----------
UNITED KINGDOM -- (13.7%)
    3i Group P.L.C.............................................. 201,772   2,823,279
    4imprint Group P.L.C........................................   1,640      57,289
    888 Holdings P.L.C..........................................  38,545      72,702
    A.G. Barr P.L.C.............................................  22,081     245,158
    AA P.L.C.................................................... 107,961     104,524
*   Acacia Mining P.L.C.........................................  58,523     112,141
    Admiral Group P.L.C.........................................  27,650     796,438
    Alliance Pharma P.L.C.......................................  40,229      41,106
    Antofagasta P.L.C...........................................  27,235     323,763
    Arrow Global Group P.L.C....................................  23,248      58,456
    Ascential P.L.C.............................................   3,313      15,420
    Ashmore Group P.L.C.........................................  50,964     305,784
    Ashtead Group P.L.C.........................................  45,894   1,274,350
*   ASOS P.L.C..................................................   7,251     371,832
#   AstraZeneca P.L.C., Sponsored ADR........................... 131,004   4,933,611
    AstraZeneca P.L.C...........................................  17,905   1,333,919
    Auto Trader Group P.L.C..................................... 252,419   1,865,973
    AVEVA Group P.L.C...........................................   6,218     271,686
    Aviva P.L.C................................................. 403,753   2,267,531
    Avon Rubber P.L.C...........................................   2,869      55,203

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    B&M European Value Retail SA................................ 197,243 $1,016,842
    Babcock International Group P.L.C...........................  66,202    454,454
    BAE Systems P.L.C........................................... 257,299  1,653,733
    Balfour Beatty P.L.C........................................  71,896    236,014
    Banco Esprito Santa S.A.....................................  28,204    714,952
    Barclays P.L.C., Sponsored ADR.............................. 109,454    936,926
    Barratt Developments P.L.C.................................. 284,899  2,241,255
    BBA Aviation P.L.C.......................................... 184,744    656,511
    BCA Marketplace P.L.C.......................................  11,013     29,648
    Beazley P.L.C...............................................  82,480    621,497
    Bellway P.L.C...............................................  40,538  1,646,144
    Berkeley Group Holdings P.L.C...............................  45,024  2,208,725
    Bloomsbury Publishing P.L.C.................................  12,823     39,730
    Bodycote P.L.C..............................................  24,434    273,742
*   Boohoo Group P.L.C.......................................... 126,825    407,853
    Bovis Homes Group P.L.C.....................................  33,911    491,667
    Braemar Shipping Services P.L.C.............................   3,084      7,737
    Brewin Dolphin Holdings P.L.C...............................  58,268    249,268
    Britvic P.L.C...............................................  46,461    554,648
    BT Group P.L.C., Sponsored ADR..............................   1,200     18,108
    BT Group P.L.C.............................................. 485,656  1,449,204
*   BTG P.L.C...................................................  12,349    134,631
    Bunzl P.L.C.................................................  31,462    948,928
    Burberry Group P.L.C........................................  49,707  1,310,127
    Burford Capital, Ltd........................................  10,818    231,472
*   Cairn Energy P.L.C..........................................  41,919     93,524
    Camellia P.L.C..............................................      85     12,046
*   Capita P.L.C................................................  13,811     23,024
    Capital & Counties Properties P.L.C.........................  76,340    241,392
    Card Factory P.L.C..........................................  76,217    203,971
    CareTech Holdings P.L.C.....................................   1,691      7,363
    Castings P.L.C..............................................   1,710      8,017
    Centamin P.L.C..............................................  79,875     92,488
    Central Asia Metals P.L.C...................................   1,536      4,572
    Chemring Group P.L.C........................................  38,926     78,106
    Chesnara P.L.C..............................................  15,828     75,778
#*  Circassia Pharmaceuticals P.L.C.............................   9,031      3,730
    City of London Investment Group P.L.C.......................   3,231     17,544
    Clarkson P.L.C..............................................   1,923     65,137
    Clipper Logistics P.L.C.....................................   2,202      8,296
    Close Brothers Group P.L.C..................................  20,483    415,290
    CLS Holdings P.L.C..........................................  16,343     51,331
    CMC Markets P.L.C...........................................   8,404      8,588
*   Cobham P.L.C................................................ 296,498    447,052
    Coca-Cola HBC AG............................................  15,097    540,703
    Compass Group P.L.C......................................... 173,537  3,948,632
    Computacenter P.L.C.........................................  25,339    399,282
    Connect Group P.L.C.........................................  19,006      9,558
    Consort Medical P.L.C.......................................   4,983     60,039
    ConvaTec Group P.L.C........................................ 204,297    370,021
    Costain Group P.L.C.........................................  23,192     97,293
    Countryside Properties P.L.C................................  55,653    246,515
*   Countrywide P.L.C...........................................  20,878      1,770
    Crest Nicholson Holdings P.L.C..............................  98,480    495,032
    Croda International P.L.C...................................  16,660  1,128,516
    CYBG P.L.C..................................................  48,710    129,249
    Daejan Holdings P.L.C.......................................     679     51,415
    Daily Mail & General Trust P.L.C............................  12,203    104,678
    DCC P.L.C...................................................  18,227  1,631,504

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    De La Rue P.L.C.............................................  10,460 $   60,253
    Debenhams P.L.C.............................................  50,413      1,203
    DFS Furniture P.L.C.........................................  14,547     47,723
    Diageo P.L.C., Sponsored ADR................................  29,388  4,955,992
    Diageo P.L.C................................................  19,868    837,590
*   Dialight P.L.C..............................................   4,837     31,050
    Dignity P.L.C...............................................   8,483     78,844
    Diploma P.L.C...............................................  37,144    776,778
    Direct Line Insurance Group P.L.C........................... 292,902  1,260,370
    DiscoverIE Group P.L.C......................................   3,314     18,409
    Dixons Carphone P.L.C....................................... 162,918    308,862
#   Domino's Pizza Group P.L.C..................................  78,868    275,824
    DS Smith P.L.C.............................................. 255,991  1,195,645
    Dunelm Group P.L.C..........................................  17,690    197,411
*   EI Group P.L.C.............................................. 136,802    379,438
#*  EKF Diagnostics Holdings P.L.C..............................  32,850     14,595
*   Eland Oil & Gas P.L.C.......................................   4,579      7,475
    Electrocomponents P.L.C.....................................  78,580    662,613
    Elementis P.L.C.............................................  44,221     94,010
    EMIS Group P.L.C............................................   5,284     77,131
    Entertainment One, Ltd...................................... 102,433    638,010
    Equiniti Group P.L.C........................................  29,470     82,606
    Euromoney Institutional Investor P.L.C......................  11,218    179,868
    Experian P.L.C..............................................  94,023  2,736,907
    FDM Group Holdings P.L.C....................................   3,105     39,645
    Ferguson P.L.C..............................................  26,130  1,859,552
    Fevertree Drinks P.L.C......................................   1,943     79,890
*   Findel P.L.C................................................   6,370     14,308
*   Firstgroup P.L.C............................................   9,077     13,097
    Forterra P.L.C..............................................  20,601     83,877
*   Foxtons Group P.L.C.........................................  29,595     26,037
    Fresnillo P.L.C.............................................   6,976     68,325
    Fuller Smith & Turner P.L.C., Class A.......................     636      9,565
    G4S P.L.C................................................... 381,411  1,077,986
    Galliford Try P.L.C.........................................  15,068    106,810
*   GAME Digital P.L.C..........................................  32,270     11,926
    Games Workshop Group P.L.C..................................   5,277    286,675
    Gamma Communications P.L.C..................................     563      8,102
*   Gem Diamonds, Ltd...........................................   5,103      5,993
    GlaxoSmithKline P.L.C., Sponsored ADR.......................  78,251  3,218,464
    GlaxoSmithKline P.L.C.......................................  37,310    766,467
    Go-Ahead Group P.L.C. (The).................................   5,918    149,845
    Gocompare.Com Group P.L.C...................................  56,021     64,351
    Grafton Group P.L.C.........................................  35,012    403,530
    Grainger P.L.C..............................................  72,979    240,003
    Greencore Group P.L.C.......................................  61,109    183,322
    Greene King P.L.C...........................................  45,156    378,177
*   Gulf Keystone Petroleum, Ltd................................   7,583     25,149
    GVC Holdings P.L.C..........................................  25,605    218,499
    Gym Group P.L.C. (The)......................................   6,772     20,310
    H&T Group P.L.C.............................................   3,020     12,404
    Halfords Group P.L.C........................................  38,780    118,304
    Halma P.L.C.................................................  66,845  1,572,840
    Hargreaves Lansdown P.L.C...................................  22,365    660,637
    Hastings Group Holdings P.L.C...............................  57,235    142,648
    Hays P.L.C.................................................. 453,465    898,983
    Headlam Group P.L.C.........................................   8,074     45,224
    Helical P.L.C...............................................  20,717     93,114
    Highland Gold Mining, Ltd...................................   8,756     18,759

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    Hikma Pharmaceuticals P.L.C.................................    11,186 $  258,128
    Hill & Smith Holdings P.L.C.................................    24,622    409,678
    Hilton Food Group P.L.C.....................................     5,331     70,761
    Hiscox, Ltd.................................................    32,436    709,455
    Hochschild Mining P.L.C.....................................    76,218    185,379
    Hollywood Bowl Group P.L.C..................................    12,376     38,682
    HomeServe P.L.C.............................................    70,635  1,001,126
    Howden Joinery Group P.L.C..................................   114,501    760,388
    HSBC Holdings P.L.C.........................................   104,147    907,429
    HSBC Holdings P.L.C., Sponsored ADR.........................    87,339  3,805,360
    Hunting P.L.C...............................................    28,753    220,974
    Huntsworth P.L.C............................................    14,305     16,640
    Ibstock P.L.C...............................................    22,296     75,992
    IG Group Holdings P.L.C.....................................    55,133    366,756
    IMI P.L.C...................................................    67,013    920,333
    Inchcape P.L.C..............................................   159,356  1,279,375
*   Indivior P.L.C..............................................   124,970     62,431
    Informa P.L.C...............................................   125,721  1,278,339
    Inmarsat P.L.C..............................................    65,888    469,704
    Intermediate Capital Group P.L.C............................    29,382    454,061
    Intertek Group P.L.C........................................    14,128    988,166
    Investec P.L.C..............................................    41,505    263,412
    iomart Group P.L.C..........................................     1,231      5,597
*   IP Group P.L.C..............................................    50,109     65,413
    ITE Group P.L.C.............................................   110,628    105,054
    ITV P.L.C...................................................   684,026  1,221,420
    IWG P.L.C...................................................    94,501    419,651
    J Sainsbury P.L.C...........................................   106,414    309,158
    James Fisher & Sons P.L.C...................................     5,479    141,215
    JD Sports Fashion P.L.C.....................................    95,232    782,825
    John Laing Group P.L.C......................................    25,238    126,711
    John Menzies P.L.C..........................................    14,196     90,755
    John Wood Group P.L.C.......................................   128,957    790,602
    Johnson Matthey P.L.C.......................................    35,188  1,535,056
*   JPJ Group P.L.C.............................................     2,895     26,908
    Jupiter Fund Management P.L.C...............................   110,606    542,782
*   Just Eat P.L.C..............................................    35,120    321,068
    Just Group P.L.C............................................   171,085    152,833
    Kainos Group P.L.C..........................................     7,999     55,162
    KCOM Group P.L.C............................................    73,667     94,013
    Keller Group P.L.C..........................................     8,200     75,291
    Kier Group P.L.C............................................    14,760     72,449
    Kin & Carta P.L.C...........................................    19,522     27,798
    Kingfisher P.L.C............................................   203,362    701,230
*   Lamprell P.L.C..............................................    15,273     13,196
    Lancashire Holdings, Ltd....................................    33,735    303,124
    Legal & General Group P.L.C.................................   980,568  3,565,864
*   Liberty Global P.L.C., Class A..............................     1,556     42,016
*   Liberty Global P.L.C., Class C..............................     3,809     99,605
    Liontrust Asset Management P.L.C............................        39        345
    Lloyds Banking Group P.L.C.................................. 5,090,438  4,163,139
    Lookers P.L.C...............................................    86,054    101,633
    Low & Bonar P.L.C...........................................    37,908      7,701
    LSL Property Services P.L.C.................................     4,773     16,597
*   Luceco P.L.C................................................    11,426     11,484
    M&C Saatchi P.L.C...........................................     1,389      6,840
    Man Group P.L.C.............................................   216,372    443,362
    Marks & Spencer Group P.L.C.................................   269,105  1,003,831
    Marshalls P.L.C.............................................    65,491    551,235

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    McBride P.L.C...............................................  25,127 $   35,194
    McBride P.L.C............................................... 376,905        491
    McCarthy & Stone P.L.C......................................  89,034    148,629
    Mears Group P.L.C...........................................  10,519     32,870
    Mediclinic International P.L.C..............................  22,453    100,603
    Meggitt P.L.C............................................... 102,722    730,952
    Melrose Industries P.L.C.................................... 384,252  1,016,712
    Merlin Entertainments P.L.C.................................  86,964    415,870
    Micro Focus International P.L.C.............................  10,594    265,803
    Millennium & Copthorne Hotels P.L.C.........................  13,857     80,692
    Mitie Group P.L.C...........................................  78,894    135,034
    MJ Gleeson P.L.C............................................   2,377     25,892
    Mondi P.L.C.................................................  17,403    382,435
    Moneysupermarket.com Group P.L.C............................ 149,914    712,076
    Morgan Advanced Materials P.L.C.............................  19,500     71,017
    Morgan Sindall Group P.L.C..................................  12,847    219,798
    Motorpoint group P.L.C......................................   4,035      9,694
    N Brown Group P.L.C.........................................  15,969     22,510
    NAHL Group P.L.C............................................   7,284     11,119
    National Express Group P.L.C................................  16,053     86,073
    National Grid P.L.C.........................................  88,811    973,006
#   National Grid P.L.C., Sponsored ADR.........................  12,153    665,035
    NCC Group P.L.C.............................................   7,937     18,077
    Next P.L.C..................................................  11,850    892,230
    NMC Health P.L.C............................................   4,913    181,427
    Non-Standard Finance P.L.C..................................  28,755     19,887
    Norcros P.L.C...............................................   4,809     13,481
    Northgate P.L.C.............................................  38,316    183,618
*   Ocado Group P.L.C...........................................  27,188    484,011
    On the Beach Group P.L.C....................................  35,306    210,672
    OneSavings Bank P.L.C.......................................  60,029    341,316
*   Ophir Energy P.L.C..........................................  50,161     37,136
    Oxford Instruments P.L.C....................................  10,006    151,641
    Pagegroup P.L.C............................................. 127,840    898,745
    Paragon Banking Group P.L.C.................................  49,207    294,717
    Park Group P.L.C............................................  10,000      9,014
    PayPoint P.L.C..............................................   4,270     56,143
    Pearson P.L.C...............................................  29,998    324,965
#   Pearson P.L.C., Sponsored ADR...............................  14,073    152,551
#   Pendragon P.L.C............................................. 479,754    143,771
    Persimmon P.L.C.............................................  46,715  1,364,678
    Petrofac, Ltd............................................... 104,155    601,292
*   Petropavlovsk P.L.C......................................... 139,668     15,299
    Pets at Home Group P.L.C....................................  77,143    152,691
    Phoenix Group Holdings P.L.C................................  67,837    641,226
    Photo-Me International P.L.C................................  30,925     36,767
    Playtech P.L.C..............................................  38,306    219,048
    Polar Capital Holdings P.L.C................................   1,231      9,446
    Polypipe Group P.L.C........................................  19,552    112,100
    Porvair P.L.C...............................................   1,478     10,823
*   Premier Foods P.L.C......................................... 113,932     52,643
*   Provident Financial P.L.C...................................  20,012    138,934
    Prudential P.L.C., ADR......................................  47,405  2,164,038
    Prudential P.L.C............................................  23,058    523,909
    PureTech Health P.L.C.......................................   5,528     14,262
    PZ Cussons P.L.C............................................  23,846     63,800
    QinetiQ Group P.L.C.........................................  79,137    311,755
    Quilter P.L.C............................................... 112,296    216,578
    Rank Group P.L.C............................................  14,277     29,811

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    Rathbone Brothers P.L.C.....................................   6,096 $  200,557
*   Raven Property Group, Ltd...................................   4,637      2,544
    Reach P.L.C.................................................  73,377     70,717
    Reckitt Benckiser Group P.L.C...............................  35,933  2,907,211
    Redde P.L.C.................................................   7,605     11,957
    Redrow P.L.C................................................  63,189    508,629
    RELX P.L.C., Sponsored ADR.................................. 118,548  2,719,486
    RELX P.L.C..................................................  20,913    480,489
    RELX P.L.C..................................................  62,004  1,420,670
    Renishaw P.L.C..............................................   7,437    439,192
    Rentokil Initial P.L.C...................................... 346,789  1,767,309
    Restaurant Group P.L.C. (The)...............................  55,831    105,002
    Ricardo P.L.C...............................................   3,720     37,354
    Rightmove P.L.C............................................. 228,405  1,615,075
    RM P.L.C....................................................   4,800     14,428
    Robert Walters P.L.C........................................   6,350     48,873
    Rolls-Royce Holdings P.L.C.................................. 138,435  1,657,833
    Rotork P.L.C................................................ 207,595    846,722
    Royal Mail P.L.C............................................ 100,763    332,477
    RPC Group P.L.C.............................................  70,671    728,396
    RPS Group P.L.C.............................................  53,937    136,516
    RSA Insurance Group P.L.C...................................  87,068    617,235
    Sage Group P.L.C. (The)..................................... 122,930  1,165,272
*   Savannah Petroleum P.L.C....................................  14,019      3,926
    Savills P.L.C...............................................  48,803    575,279
    Schroders P.L.C.............................................  13,693    566,711
    Schroders P.L.C.............................................   4,919    155,058
    SDL P.L.C...................................................   4,158     28,575
    Secure Trust Bank P.L.C.....................................      32        627
    Senior P.L.C................................................  58,566    177,219
    Severfield P.L.C............................................  32,226     31,978
    Severn Trent P.L.C..........................................  44,321  1,179,759
    SIG P.L.C...................................................  79,851    157,980
    Smart Metering Systems P.L.C................................   2,406     15,506
    Smith & Nephew P.L.C., Sponsored ADR........................  22,655    884,678
    Smith & Nephew P.L.C........................................  32,916    636,348
    Smiths Group P.L.C..........................................  74,660  1,486,447
    Softcat P.L.C...............................................  29,977    355,328
    Spectris P.L.C..............................................  15,429    554,379
    Speedy Hire P.L.C...........................................  69,931     53,802
    Spirax-Sarco Engineering P.L.C..............................  10,239  1,103,949
    Spire Healthcare Group P.L.C................................  16,381     28,672
    Spirent Communications P.L.C................................  75,291    155,731
*   Sports Direct International P.L.C...........................  52,315    203,442
    SSE P.L.C................................................... 142,042  2,125,321
    SSP Group P.L.C.............................................  77,445    703,928
    St James's Place P.L.C...................................... 165,127  2,423,293
    St. Modwen Properties P.L.C.................................  53,231    285,678
    Stagecoach Group P.L.C......................................  61,139    105,081
    Standard Chartered P.L.C.................................... 140,415  1,283,839
    Standard Life Aberdeen P.L.C................................ 180,637    658,153
    SThree P.L.C................................................  14,938     58,750
    Stobart Group, Ltd..........................................  36,729     71,329
    STV Group P.L.C.............................................   2,401     11,751
    Superdry P.L.C..............................................   5,843     39,404
    Synthomer P.L.C.............................................  63,436    347,393
    T Clarke P.L.C..............................................   8,800     14,722
#   TalkTalk Telecom Group P.L.C................................ 132,891    215,314
    Tarsus Group P.L.C..........................................   7,226     29,732

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE>>
                                                                 --------- --------------
UNITED KINGDOM -- (Continued)
    Taylor Wimpey P.L.C......................................... 1,116,811 $    2,647,743
    Ted Baker P.L.C.............................................     9,460        198,913
    Telecom Plus P.L.C..........................................    19,943        367,425
    Telford Homes P.L.C.........................................     4,098         14,920
    Tesco P.L.C.................................................   617,681      2,015,271
    Topps Tiles P.L.C...........................................    19,712         19,375
    TP ICAP P.L.C...............................................    37,842        138,927
    Travis Perkins P.L.C........................................    41,319        753,937
    Trifast P.L.C...............................................     3,680         11,617
    TT Electronics P.L.C........................................    12,853         41,488
    Tullow Oil P.L.C............................................   142,995        419,279
    Tyman P.L.C.................................................     7,295         24,237
    U & I Group P.L.C...........................................    18,768         43,771
    UDG Healthcare P.L.C........................................     9,941         85,343
    Ultra Electronics Holdings P.L.C............................    18,001        374,416
    Unilever P.L.C., Sponsored ADR..............................    66,013      4,013,590
    Unilever P.L.C..............................................    23,908      1,449,185
    United Utilities Group P.L.C................................   168,969      1,832,980
    Urban & Civic P.L.C.........................................     3,598         13,624
*   Vectura Group P.L.C.........................................   113,658        108,156
    Vertu Motors P.L.C..........................................     6,379          2,681
    Vesuvius P.L.C..............................................    14,833        119,670
    Victrex P.L.C...............................................    24,271        772,040
    Vitec Group P.L.C. (The)....................................     4,046         61,222
    Vodafone Group P.L.C........................................    51,828         96,134
    Vodafone Group P.L.C., Sponsored ADR........................     2,548         47,192
    Volution Group P.L.C........................................     4,505         10,189
    Vp P.L.C....................................................     2,417         25,050
    Watkin Jones P.L.C..........................................    14,285         41,645
    Weir Group P.L.C (The)......................................    11,097        241,192
    WH Smith P.L.C..............................................    18,697        500,224
    Whitbread P.L.C.............................................     8,605        500,976
    William Hill P.L.C..........................................   120,763        253,687
    Wilmington PL.C.............................................     6,622         17,285
    Wincanton P.L.C.............................................    12,368         39,786
*   Wizz Air Holdings P.L.C.....................................       512         22,713
    Wm Morrison Supermarkets P.L.C..............................   295,243        832,178
    WPP P.L.C., Sponsored ADR...................................     6,805        423,951
    WPP P.L.C...................................................    97,381      1,215,100
    Xaar P.L.C..................................................     3,874          4,909
    XP Power, Ltd...............................................       775         27,140
    Young & Co's Brewery P.L.C., Class A........................       299          6,925
                                                                           --------------
TOTAL UNITED KINGDOM............................................              178,945,513
                                                                           --------------
UNITED STATES -- (0.0%)
    International Flavors & Fragrances, Inc.....................        15          2,063
    Newmont Goldcorp Corp.......................................    10,261        318,711
*   Newmont Goldcorp Corp.......................................     3,589        110,888
                                                                           --------------
TOTAL UNITED STATES.............................................                  431,662
                                                                           --------------
TOTAL COMMON STOCKS.............................................            1,193,983,808
                                                                           --------------
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG.................................     6,108        451,630
    Biotest AG..................................................     1,669         42,026
    Draegerwerk AG & Co. KGaA...................................     1,325         79,615
    Fuchs Petrolub SE...........................................    12,927        563,653

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                    SHARES      VALUE>>
                                                                   --------- --------------
GERMANY -- (Continued)
      Henkel AG & Co. KGaA........................................     6,618 $      670,200
      Jungheinrich AG.............................................    17,755        619,545
      Porsche Automobil Holding SE................................     9,226        641,370
      Sartorius AG................................................     5,372        986,321
      Schaeffler AG...............................................     9,114         78,129
      Sixt SE.....................................................     4,406        338,506
      STO SE & Co. KGaA...........................................       507         50,563
      Villeroy & Boch AG..........................................       866         14,098
                                                                             --------------
TOTAL GERMANY.....................................................                4,535,656
                                                                             --------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C.................................. 9,828,885         12,816
                                                                             --------------
TOTAL PREFERRED STOCKS............................................                4,548,472
                                                                             --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*     Amaysim Australia, Ltd. Rights 03/25/19.....................     9,756              0
                                                                             --------------
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13................................       265              0
                                                                             --------------
CANADA -- (0.0%)
*     Pan American Silver Corp. Rights 02/22/29...................    39,567          7,512
*     Pan American Silver Corp. Rights 02/22/29...................     1,089            207
*     Tervita Corp. Warrants 07/19/20.............................       171             11
                                                                             --------------
TOTAL CANADA......................................................                    7,730
                                                                             --------------
HONG KONG -- (0.0%)
*     I-Cable Communications, Ltd. Rights 05/24/19................    60,294             31
                                                                             --------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23......................   210,168              0
                                                                             --------------
TOTAL RIGHTS/WARRANTS.............................................                    7,761
                                                                             --------------
TOTAL INVESTMENT SECURITIES.......................................            1,198,540,041
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (8.2%)
@(S)  The DFA Short Term Investment Fund.......................... 9,295,519    107,558,451
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,188,933,917)...........................................           $1,306,098,492
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- -----------
Common Stocks
   Australia................................. $   252,996 $62,927,062   --    $63,180,058
   Austria...................................          --   4,750,486   --      4,750,486
   Belgium...................................     433,326   9,887,163   --     10,320,489
   Canada....................................  92,827,050      46,944   --     92,873,994
   China.....................................          --      42,563   --         42,563
   Denmark...................................     718,732  27,859,423   --     28,578,155

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                LEVEL 1       LEVEL 2       LEVEL 3       TOTAL
                                              ------------ -------------- ----------- --------------
   Finland...................................           -- $   19,181,898          -- $   19,181,898
   France.................................... $    327,320    117,520,541          --    117,847,861
   Germany...................................    3,067,394     93,886,337          --     96,953,731
   Hong Kong.................................       47,299     29,540,877          --     29,588,176
   Ireland...................................      250,524      6,906,000          --      7,156,524
   Israel....................................      471,003      4,874,373          --      5,345,376
   Italy.....................................    2,607,842     27,842,850          --     30,450,692
   Japan.....................................    4,519,093    275,217,035          --    279,736,128
   Netherlands...............................   11,267,232     32,553,167          --     43,820,399
   New Zealand...............................       17,424      4,840,075          --      4,857,499
   Norway....................................      153,647      9,223,853          --      9,377,500
   Portugal..................................           --      1,598,170          --      1,598,170
   Singapore.................................           --     10,538,228          --     10,538,228
   Spain.....................................      870,750     30,201,989          --     31,072,739
   Sweden....................................      687,001     41,109,850          --     41,796,851
   Switzerland...............................    8,736,116     76,803,000          --     85,539,116
   United Kingdom............................   29,346,406    149,599,107          --    178,945,513
   United States.............................      429,599          2,063          --        431,662
Preferred Stocks
   Germany...................................           --      4,535,656          --      4,535,656
   United Kingdom............................           --         12,816          --         12,816
Rights/Warrants
   Canada....................................           --          7,730          --          7,730
   Hong Kong.................................           --             31          --             31
Securities Lending Collateral................           --    107,558,451          --    107,558,451
                                              ------------ -------------- ----------- --------------
TOTAL........................................ $157,030,754 $1,149,067,738          -- $1,306,098,492
                                              ============ ============== =========== ==============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (6.3%)
*   3P Learning, Ltd............................................  16,060 $   12,119
    Accent Group, Ltd...........................................  70,772     80,608
#   Adairs, Ltd.................................................  37,884     50,094
    Adelaide Brighton, Ltd...................................... 115,220    352,049
    AGL Energy, Ltd.............................................  24,748    388,255
    Alliance Aviation Services, Ltd.............................  19,925     36,575
    ALS, Ltd.................................................... 141,822    795,015
    Altium, Ltd.................................................  17,452    417,074
    Alumina, Ltd................................................  21,958     34,746
#   AMA Group, Ltd..............................................  74,926     60,822
#*  Amaysim Australia, Ltd......................................  16,048      7,464
    Amcor, Ltd..................................................  54,487    615,912
    AMP, Ltd.................................................... 345,296    553,487
    Ansell, Ltd.................................................  20,375    387,905
    AP Eagers, Ltd..............................................  17,570    107,488
    APA Group...................................................  43,110    292,638
    Apollo Tourism & Leisure, Ltd...............................  32,340     19,797
    Appen, Ltd..................................................  16,869    302,174
#   ARB Corp., Ltd..............................................   9,899    126,610
    Ardent Leisure Group, Ltd...................................  88,209     79,552
#   ARQ Group, Ltd..............................................  18,865     23,332
*   Asaleo Care, Ltd............................................ 145,885     94,637
    ASX, Ltd....................................................   2,768    145,426
    Atlas Arteria, Ltd..........................................  33,693    166,378
*   Aurelia Metals, Ltd......................................... 153,576     80,810
    Aurizon Holdings, Ltd....................................... 294,911    989,576
    Ausdrill, Ltd............................................... 178,673    206,919
    AusNet Services............................................. 182,628    228,648
    Australia & New Zealand Banking Group, Ltd..................  75,340  1,445,366
#*  Australian Agricultural Co., Ltd............................  85,892     71,499
    Australian Finance Group, Ltd...............................  30,768     26,040
    Australian Pharmaceutical Industries, Ltd................... 117,548    119,411
    Auswide Bank, Ltd...........................................   3,299     11,449
#   Automotive Holdings Group, Ltd..............................  40,084     67,906
    Aveo Group..................................................  62,077     93,324
    AVJennings, Ltd.............................................  17,132      6,677
#   Baby Bunting Group, Ltd.....................................  11,398     19,700
#   Bank of Queensland, Ltd.....................................  63,613    415,750
    Bapcor, Ltd.................................................  82,901    332,884
*   Base Resources, Ltd.........................................  44,322      8,297
    Beach Energy, Ltd........................................... 600,978    901,195
#   Bega Cheese, Ltd............................................  13,156     47,025
    Bell Financial Group, Ltd...................................  31,306     16,570
#*  Bellamy's Australia, Ltd....................................  11,116     84,530
    Bendigo & Adelaide Bank, Ltd................................  62,330    452,722
    BHP Group, Ltd.............................................. 207,542  5,492,048
    BHP Group, Ltd., Sponsored ADR..............................     254     13,449
#   Bingo Industries, Ltd.......................................  50,056     59,533
#   Blackmores, Ltd.............................................   1,997    130,201
    BlueScope Steel, Ltd........................................ 120,539  1,145,457
    Boral, Ltd.................................................. 128,339    439,387
    Brambles, Ltd...............................................  60,252    512,003
    Bravura Solutions, Ltd......................................  38,691    157,600
    Breville Group, Ltd.........................................  14,081    190,843
    Brickworks, Ltd.............................................  13,749    158,659

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
#   BWX, Ltd....................................................   7,948 $   12,124
    Caltex Australia, Ltd.......................................  61,622  1,181,618
    Capitol Health, Ltd......................................... 106,977     19,965
*   Cardno, Ltd.................................................  56,221     39,464
*   Carnarvon Petroleum, Ltd.................................... 239,936     73,680
    carsales.com, Ltd...........................................  42,540    404,134
*   Cash Converters International, Ltd.......................... 147,100     16,065
    Cedar Woods Properties, Ltd.................................  15,467     62,126
    Centuria Capital Group......................................  47,027     46,430
#   Challenger, Ltd.............................................  70,242    406,628
    CIMIC Group, Ltd............................................   6,079    216,860
#   Citadel Group, Ltd. (The)...................................   6,156     29,863
#   Class, Ltd..................................................   5,320      6,534
    Cleanaway Waste Management, Ltd............................. 424,996    674,890
    Clinuvel Pharmaceuticals, Ltd...............................   2,420     40,858
    Coca-Cola Amatil, Ltd.......................................  55,150    342,101
    Cochlear, Ltd...............................................   3,141    415,193
    Codan, Ltd..................................................  39,633     90,901
*   Coles Group, Ltd............................................  53,343    474,283
#   Collection House, Ltd.......................................  41,771     38,600
    Collins Foods, Ltd..........................................  35,393    186,084
#   Commonwealth Bank of Australia..............................  75,467  3,966,184
    Computershare, Ltd..........................................  28,363    356,814
#*  Cooper Energy, Ltd.......................................... 328,856    125,114
#   Corporate Travel Management, Ltd............................  12,621    237,476
    Costa Group Holdings, Ltd...................................  53,942    215,930
#   Credit Corp. Group, Ltd.....................................  17,246    290,164
*   CSG, Ltd....................................................  39,609      5,020
    CSR, Ltd.................................................... 148,769    373,722
    Data#3, Ltd.................................................  13,503     16,960
    Decmil Group, Ltd...........................................  45,323     30,217
#   Dicker Data, Ltd............................................   9,917     29,578
#   Domain Holdings Australia, Ltd..............................  40,395     76,999
#   Domino's Pizza Enterprises, Ltd.............................  10,129    307,044
    Downer EDI, Ltd............................................. 134,280    733,154
    DuluxGroup, Ltd.............................................  60,190    413,789
    DWS, Ltd....................................................   4,748      3,415
    Eclipx Group, Ltd...........................................  76,114     54,497
    Elders, Ltd.................................................  38,829    165,489
*   EML Payments, Ltd...........................................  19,307     26,703
*   Empired, Ltd................................................  30,093      8,701
#*  Energy World Corp., Ltd.....................................  19,261      1,071
    EQT Holdings, Ltd...........................................     676     13,017
    Estia Health, Ltd...........................................  58,859    119,959
    EVENT Hospitality and Entertainment, Ltd....................  27,118    250,541
    Evolution Mining, Ltd....................................... 220,024    495,973
*   FAR, Ltd.................................................... 396,113     15,611
#   Finbar Group, Ltd...........................................   8,281      4,927
    Fleetwood Corp., Ltd........................................  19,034     26,121
    FlexiGroup, Ltd.............................................  25,812     25,422
    Flight Centre Travel Group, Ltd.............................  10,111    273,898
    Fortescue Metals Group, Ltd................................. 342,293  1,729,677
    G8 Education, Ltd........................................... 107,070    230,276
#*  Galaxy Resources, Ltd.......................................  17,015     17,560
#*  Gascoyne Resources, Ltd.....................................  18,229        593
    GBST Holdings, Ltd..........................................   1,530      2,744
#   Genworth Mortgage Insurance Australia, Ltd..................  57,286     96,615
#*  Gold Road Resources, Ltd....................................  72,008     47,554
    Grange Resources, Ltd....................................... 136,583     25,571

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
*   Greenland Minerals, Ltd..................................... 279,308 $   14,426
    GTN, Ltd....................................................   1,005        903
    GUD Holdings, Ltd...........................................  13,326    111,045
#   GWA Group, Ltd..............................................  65,361    155,235
    Hansen Technologies, Ltd....................................  56,426    119,841
#   Harvey Norman Holdings, Ltd................................. 143,732    422,591
    Helloworld Travel, Ltd......................................   6,051     18,828
#   HT&E, Ltd...................................................  48,303     58,928
    Huon Aquaculture Group, Ltd.................................   6,086     20,282
    IDP Education, Ltd..........................................  24,578    270,471
    Iluka Resources, Ltd........................................ 140,618    858,079
    Imdex, Ltd.................................................. 101,591     74,527
#   IMF Bentham, Ltd............................................  32,022     62,410
    Incitec Pivot, Ltd.......................................... 194,023    461,077
    Independence Group NL....................................... 134,830    425,063
    Infigen Energy.............................................. 206,596     67,070
    Infomedia, Ltd..............................................  63,939     80,727
#   Inghams Group, Ltd..........................................  48,683    152,766
    Insurance Australia Group, Ltd.............................. 166,290    923,985
    Integral Diagnostics, Ltd...................................  12,222     26,400
#   Integrated Research, Ltd....................................   9,550     16,728
#   InvoCare, Ltd...............................................  22,275    240,345
#   IOOF Holdings, Ltd..........................................  61,194    280,120
    IPH, Ltd....................................................  39,526    198,848
    IRESS, Ltd..................................................  24,374    246,360
#*  iSelect, Ltd................................................  55,125     23,326
    iSentia Group, Ltd..........................................  47,120      7,157
    IVE Group, Ltd..............................................  23,613     36,291
    James Hardie Industries P.L.C...............................  21,269    289,371
    Japara Healthcare, Ltd......................................  51,658     56,099
#   JB Hi-Fi, Ltd...............................................  42,150    766,096
    Jumbo Interactive, Ltd......................................   6,105     74,098
#   Jupiter Mines, Ltd.......................................... 226,652     56,801
#*  Karoon Energy, Ltd..........................................  57,060     38,451
*   Kingsgate Consolidated, Ltd.................................  33,671      6,302
    Kogan.com, Ltd..............................................   4,259     16,863
    LendLease Group.............................................  41,655    390,615
    Lifestyle Communities, Ltd..................................  17,655     64,868
    Link Administration Holdings, Ltd........................... 101,775    545,916
    Lovisa Holdings, Ltd........................................   9,718     69,128
*   Lucapa Diamond Co., Ltd.....................................  15,354      1,625
*   Lynas Corp., Ltd............................................ 186,856    260,923
    MACA, Ltd...................................................  65,560     47,630
*   Macmahon Holdings, Ltd...................................... 237,156     32,655
    Macquarie Group, Ltd........................................  13,246  1,258,849
    Magellan Financial Group, Ltd...............................  15,143    476,664
    MaxiTRANS Industries, Ltd...................................  11,936      2,696
*   Mayne Pharma Group, Ltd..................................... 206,742    102,184
#   McMillan Shakespeare, Ltd...................................  27,118    253,621
#   McPherson's, Ltd............................................  30,743     25,998
    Medibank Pvt, Ltd........................................... 210,778    424,794
*   Medusa Mining, Ltd..........................................  45,149     12,736
#*  Mesoblast, Ltd..............................................  57,584     66,704
#*  Metals X, Ltd............................................... 150,864     29,832
#   Michael Hill International, Ltd.............................  22,149      9,999
    Mineral Resources, Ltd......................................  58,225    640,498
*   MMA Offshore, Ltd........................................... 129,478     15,965
#   MNF Group, Ltd..............................................   4,270     13,391
    Monadelphous Group, Ltd.....................................  26,086    348,369

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
    Monash IVF Group, Ltd.......................................  37,578 $   28,470
    Money3 Corp., Ltd...........................................  28,388     39,082
    Mortgage Choice, Ltd........................................  32,978     19,771
    Motorcycle Holdings, Ltd....................................   2,826      2,952
    Mount Gibson Iron, Ltd...................................... 139,377    117,505
#*  Myer Holdings, Ltd.......................................... 244,786    122,791
#   MyState, Ltd................................................   7,026     20,874
    National Australia Bank, Ltd................................ 187,654  3,350,568
    Navigator Global Investments, Ltd...........................  20,379     57,636
#   Navitas, Ltd................................................  28,102    114,625
*   NetComm Wireless, Ltd.......................................  13,414     10,293
    New Hope Corp., Ltd.........................................  47,377     89,986
    Newcrest Mining, Ltd........................................  21,032    371,535
#*  NEXTDC, Ltd.................................................  17,022     76,712
    nib holdings, Ltd...........................................  85,198    345,385
#   Nick Scali, Ltd.............................................  11,735     52,339
#   Nine Entertainment Co. Holdings, Ltd........................ 276,795    341,193
    Northern Star Resources, Ltd................................  98,812    572,176
    NRW Holdings, Ltd........................................... 138,473    286,991
#   Nufarm, Ltd.................................................  47,909    171,179
    OFX Group, Ltd..............................................  40,584     43,804
    Oil Search, Ltd.............................................  42,832    234,566
    OM Holdings, Ltd............................................  98,157     70,668
#*  Onevue Holdings, Ltd........................................  24,977      8,464
    oOh!media, Ltd..............................................  34,950     93,016
    Orica, Ltd..................................................  33,857    443,909
    Origin Energy, Ltd.......................................... 108,017    561,318
    Orora, Ltd.................................................. 330,773    706,803
    Ovato, Ltd..................................................  63,875      3,340
    OZ Minerals, Ltd............................................  93,530    658,570
    Pacific Current Group, Ltd..................................  11,857     39,529
    Pact Group Holdings, Ltd....................................  47,849     88,745
*   Panoramic Resources, Ltd.................................... 117,017     34,732
    Paragon Care, Ltd...........................................   7,901      2,451
    Peet, Ltd...................................................  82,024     58,723
    Pendal Group, Ltd...........................................  86,509    557,195
#   Perpetual, Ltd..............................................  14,243    411,194
*   Perseus Mining, Ltd......................................... 278,562     88,646
#   Pioneer Credit, Ltd.........................................  17,994     31,980
#   Platinum Asset Management, Ltd..............................  42,077    147,872
#*  Praemium, Ltd...............................................  43,406     13,633
    Premier Investments, Ltd....................................  11,463    138,006
*   Prime Media Group, Ltd......................................  92,232     17,859
    Pro Medicus, Ltd............................................   6,317     91,194
    PWR Holdings, Ltd...........................................  10,450     28,973
    Qantas Airways, Ltd.........................................  67,188    265,776
    QBE Insurance Group, Ltd....................................  87,720    800,098
    QMS Media, Ltd..............................................  27,380     13,707
    Qube Holdings, Ltd.......................................... 201,531    402,276
*   Ramelius Resources, Ltd..................................... 127,013     67,259
#   REA Group, Ltd..............................................   2,678    150,917
    Reckon, Ltd.................................................   6,209      3,084
#   Reece, Ltd..................................................  23,559    171,485
    Regis Healthcare, Ltd.......................................  30,740     73,330
    Regis Resources, Ltd........................................ 145,748    493,097
    Reject Shop, Ltd. (The).....................................   5,557      9,209
    Reliance Worldwide Corp., Ltd...............................  11,543     39,719
    Resolute Mining, Ltd........................................ 129,724    103,760
    Ridley Corp., Ltd...........................................  41,173     40,011

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
    Rio Tinto, Ltd..............................................  38,586 $2,600,786
    Ruralco Holdings, Ltd.......................................   9,648     29,727
    RXP Services, Ltd...........................................  24,648      7,557
    Sandfire Resources NL.......................................  58,335    290,159
    Santos, Ltd................................................. 169,076    855,627
*   Saracen Mineral Holdings, Ltd............................... 120,142    236,979
    SeaLink Travel Group, Ltd...................................  12,568     35,532
    Seek, Ltd...................................................  25,229    324,042
    Select Harvests, Ltd........................................  21,439     96,826
*   Senex Energy, Ltd........................................... 179,170     44,809
#   Servcorp, Ltd...............................................  12,793     27,812
    Service Stream, Ltd.........................................  74,410    123,842
#   Seven Group Holdings, Ltd...................................  12,827    177,369
*   Seven West Media, Ltd....................................... 334,126    133,347
    SG Fleet Group, Ltd.........................................  15,329     26,491
    Sigma Healthcare, Ltd....................................... 213,333     78,901
    Silver Chef, Ltd............................................   4,994      3,063
*   Silver Lake Resources, Ltd.................................. 210,030    116,880
#   Sims Metal Management, Ltd..................................  34,179    248,954
    SmartGroup Corp., Ltd.......................................   8,685     51,969
    Sonic Healthcare, Ltd.......................................  10,684    193,208
    South32, Ltd., ADR..........................................   2,251     26,382
    South32, Ltd................................................ 408,457    964,702
    Southern Cross Media Group, Ltd............................. 214,940    190,930
    Spark Infrastructure Group.................................. 112,119    178,853
    SpeedCast International, Ltd................................  76,666    209,696
    SRG Global, Ltd.............................................  58,683     14,473
    St Barbara, Ltd............................................. 185,488    419,016
    Steadfast Group, Ltd........................................  63,233    152,019
    Suncorp Group, Ltd..........................................  78,043    730,346
    Sundance Energy Australia, Ltd.............................. 190,843     62,797
    Sunland Group, Ltd..........................................   6,809      7,714
#   Super Retail Group, Ltd.....................................  46,268    282,603
#*  Superloop, Ltd..............................................  20,360     24,291
    Sydney Airport..............................................  41,285    221,913
#*  Syrah Resources, Ltd........................................  88,183     69,169
    Tassal Group, Ltd...........................................  49,506    178,781
    Technology One, Ltd.........................................  50,987    316,215
    Telstra Corp., Ltd.......................................... 217,713    518,558
*   Terracom, Ltd...............................................  40,724     17,223
#*  Thorn Group, Ltd............................................  35,581     11,034
*   Tiger Resources, Ltd........................................ 219,444          2
    TPG Telecom, Ltd............................................  88,273    419,446
    Transurban Group............................................  45,743    433,160
*   Troy Resources, Ltd.........................................     583         35
    Villa World, Ltd............................................  47,288     74,796
*   Village Roadshow, Ltd.......................................  22,975     58,241
*   Virgin Australia Holdings, Ltd.............................. 393,465     49,866
    Virtus Health, Ltd..........................................  22,644     63,418
    Vita Group, Ltd.............................................  22,463     27,284
*   Vocus Group, Ltd............................................ 183,044    504,250
    Webjet, Ltd.................................................   8,260     98,165
#   Webster, Ltd................................................  11,619     12,428
    Wesfarmers, Ltd.............................................  49,629  1,259,697
    Western Areas, Ltd..........................................  61,478     98,236
*   Westgold Resources, Ltd.....................................  40,111     42,022
    Westpac Banking Corp........................................ 170,325  3,308,801
#   Whitehaven Coal, Ltd........................................ 269,225    798,476
    WiseTech Global, Ltd........................................   8,160    129,208

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
AUSTRALIA -- (Continued)
    Woodside Petroleum, Ltd..................................... 35,114 $   875,382
    Woolworths Group, Ltd....................................... 34,137     766,462
    WorleyParsons, Ltd.......................................... 44,414     447,549
    WPP AUNZ, Ltd............................................... 68,187      26,650
*   Xero, Ltd...................................................  1,193      45,886
                                                                        -----------
TOTAL AUSTRALIA.................................................         79,682,742
                                                                        -----------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG......................................  4,134      92,849
#   ANDRITZ AG..................................................  8,612     411,275
    Atrium European Real Estate, Ltd............................ 24,184      93,960
    Austria Technologie & Systemtechnik AG......................  8,985     179,310
    CA Immobilien Anlagen AG.................................... 10,722     376,111
    DO & CO AG..................................................  1,322     111,736
    Erste Group Bank AG......................................... 25,825   1,033,415
    EVN AG......................................................  6,725     100,615
#   FACC AG.....................................................  2,706      44,482
    Flughafen Wien AG...........................................    986      43,327
    IMMOFINANZ AG............................................... 17,520     449,329
    Kapsch TrafficCom AG........................................    788      29,168
    Lenzing AG..................................................  4,008     450,561
    Mayr Melnhof Karton AG......................................  1,715     222,084
    Oesterreichische Post AG....................................  5,490     213,793
    OMV AG......................................................  9,131     489,779
    Palfinger AG................................................  1,670      54,501
#   POLYTEC Holding AG..........................................  2,865      33,124
#   Porr AG.....................................................  2,673      71,217
    Raiffeisen Bank International AG............................ 38,525   1,027,549
    Rosenbauer International AG.................................    131       6,512
    S IMMO AG...................................................  8,446     184,903
    Schoeller-Bleckmann Oilfield Equipment AG...................  1,480     138,259
#*  Semperit AG Holding.........................................    945      14,645
    Strabag SE..................................................  4,197     141,010
    Telekom Austria AG.......................................... 26,772     200,688
    UBM Development AG..........................................  1,080      50,910
    UNIQA Insurance Group AG.................................... 37,705     401,823
    Verbund AG..................................................  1,562      77,564
    Wienerberger AG.............................................  9,422     216,526
*   Zumtobel Group AG...........................................  2,684      19,339
                                                                        -----------
TOTAL AUSTRIA...................................................          6,980,364
                                                                        -----------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV...................................  3,130     504,315
    Ageas....................................................... 10,668     563,755
*   AGFA-Gevaert NV............................................. 70,197     303,681
#   Argenx SE, ADR..............................................    932     119,361
    Atenor......................................................    548      41,038
    Banque Nationale de Belgique................................     19      54,158
    Barco NV....................................................  1,081     192,263
    Bekaert SA..................................................  7,752     212,168
#   bpost SA.................................................... 13,289     159,987
    Cie d'Entreprises CFE.......................................  2,314     230,553
    Cie Immobiliere de Belgique SA..............................    381      25,210
    Colruyt SA.................................................. 10,547     761,378
    Deceuninck NV............................................... 13,585      34,768
    D'ieteren SA................................................  4,152     171,971
    Econocom Group SA........................................... 16,652      69,469
    Elia System Operator SA.....................................  1,781     120,208

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
BELGIUM -- (Continued)
    Euronav NV..................................................  3,611 $   34,207
#   Euronav NV.................................................. 20,316    190,564
    EVS Broadcast Equipment SA..................................  5,135    131,283
*   Exmar NV....................................................  9,024     60,026
    Fagron......................................................  7,808    155,082
    Gimv NV.....................................................  3,232    194,360
    Jensen-Group NV.............................................  1,201     45,534
    KBC Group NV................................................ 15,848  1,176,490
    Kinepolis Group NV..........................................  2,693    160,356
    Lotus Bakeries NV...........................................     51    133,984
#   Melexis NV..................................................  3,794    304,900
#*  Nyrstar NV.................................................. 15,384      3,900
#   Ontex Group NV.............................................. 13,272    334,116
*   Oxurion NV..................................................  7,971     35,587
    Picanol.....................................................    293     23,875
    Proximus SADP............................................... 27,141    760,141
    Recticel SA................................................. 11,663    121,962
    Resilux.....................................................    280     46,515
    Roularta Media Group NV.....................................    370      5,880
    Sioen Industries NV.........................................  2,506     71,314
    Sipef NV....................................................  1,654     90,580
    Solvay SA...................................................  6,848    825,703
    Telenet Group Holding NV....................................  8,229    437,065
    TER Beke SA.................................................    193     30,069
*   Tessenderlo Group SA........................................  6,656    240,697
#   Umicore SA.................................................. 18,461    716,430
    Van de Velde NV.............................................    784     26,490
                                                                        ----------
TOTAL BELGIUM...................................................         9,921,393
                                                                        ----------
CANADA -- (10.1%)
*   5N Plus, Inc................................................ 14,000     38,143
#   Absolute Software Corp......................................  8,900     59,125
    Acadian Timber Corp.........................................  3,200     39,890
*   Advantage Oil & Gas, Ltd.................................... 49,377     81,822
    Aecon Group, Inc............................................ 18,295    261,513
#*  Africa Oil Corp............................................. 14,600     13,296
#   AG Growth International, Inc................................  5,800    253,309
    AGF Management, Ltd., Class B............................... 14,987     61,975
#   Agnico Eagle Mines, Ltd.....................................  8,524    352,979
*   Aimia, Inc.................................................. 32,950    103,053
*   Air Canada.................................................. 19,241    461,887
    AirBoss of America Corp.....................................  3,978     28,090
*   Alacer Gold Corp............................................ 84,338    223,483
    Alamos Gold, Inc., Class A.................................. 51,898    240,953
#   Alamos Gold, Inc., Class A.................................. 18,797     87,404
    Alaris Royalty Corp.........................................  8,582    116,139
*   Alexco Resource Corp........................................  1,285      1,375
*   Alexco Resource Corp........................................ 10,800     11,367
    Algoma Central Corp.........................................  1,200     11,797
    Algonquin Power & Utilities Corp............................ 12,369    141,167
    Algonquin Power & Utilities Corp............................ 11,652    132,833
    Alimentation Couche-Tard, Inc., Class B..................... 15,126    891,843
#*  Alio Gold, Inc..............................................  6,570      4,561
#   AltaGas, Ltd................................................ 47,228    627,850
    Altius Minerals Corp........................................  7,201     68,747
    Altus Group, Ltd............................................  1,916     38,700
#*  Americas Silver Corp........................................  7,847     14,116
*   Amerigo Resources, Ltd...................................... 32,000     19,825
    Andrew Peller, Ltd., Class A................................  2,900     28,595

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   ARC Resources, Ltd..........................................  99,491 $  632,005
*   Argonaut Gold, Inc..........................................  55,372     71,504
*   Aritzia, Inc................................................  11,450    166,062
#*  Asanko Gold, Inc............................................  35,902     23,315
    Atco, Ltd., Class I.........................................   7,139    244,859
#*  Athabasca Oil Corp..........................................  92,749     69,231
*   ATS Automation Tooling Systems, Inc.........................   2,080     33,303
#*  Aurora Cannabis, Inc........................................   6,246     56,739
#   AutoCanada, Inc.............................................   4,621     40,943
*   B2Gold Corp................................................. 354,491    963,161
#   Badger Daylighting, Ltd.....................................   4,456    150,307
    Bank of Montreal............................................  29,924  2,363,632
    Bank of Montreal............................................  29,963  2,366,178
    Bank of Nova Scotia (The)...................................  26,600  1,464,916
    Bank of Nova Scotia (The)...................................  46,621  2,566,952
    Barrick Gold Corp...........................................  56,264    715,217
    Barrick Gold Corp........................................... 128,507  1,634,609
    Barrick Gold Corp...........................................   5,632     62,524
*   Baytex Energy Corp..........................................  96,599    196,124
*   Baytex Energy Corp..........................................   2,602      5,282
    BCE, Inc....................................................   3,215    143,833
    BCE, Inc....................................................   2,798    125,183
#*  Bellatrix Exploration, Ltd..................................   4,740        920
    Birchcliff Energy, Ltd......................................  78,147    204,161
*   Black Diamond Group, Ltd....................................   7,742     15,256
*   BlackBerry, Ltd.............................................  52,933    485,591
#   BlackBerry, Ltd.............................................  17,367    159,429
    BMTC Group, Inc.............................................   3,210     32,251
*   BNK Petroleum, Inc..........................................  27,500      5,440
#*  Bombardier, Inc., Class A...................................  11,600     20,608
*   Bombardier, Inc., Class B................................... 105,030    179,532
    Bonavista Energy Corp.......................................  84,553     66,269
#   Bonterra Energy Corp........................................   6,180     30,861
    Boralex, Inc., Class A......................................  26,823    366,196
    Brookfield Asset Management, Inc., Class A..................   6,254    301,380
    Brookfield Real Estate Services, Inc........................   1,100     14,147
    BRP, Inc....................................................   3,068     95,358
#*  BSM Technologies, Inc.......................................   9,300      9,649
#*  Calfrac Well Services, Ltd..................................  26,244     61,315
    Calian Group, Ltd...........................................   2,100     54,299
    Cameco Corp.................................................  10,458    115,376
    Cameco Corp.................................................  38,412    424,068
    Canaccord Genuity Group, Inc................................  36,583    155,922
#*  Canacol Energy, Ltd.........................................  16,100     48,070
#   Canada Goose Holdings, Inc..................................   5,554    296,528
#   Canadian Imperial Bank of Commerce..........................  11,100    934,680
    Canadian Imperial Bank of Commerce..........................  17,164  1,445,552
    Canadian National Railway Co................................   9,800    910,287
    Canadian National Railway Co................................  11,986  1,112,061
    Canadian Natural Resources, Ltd.............................   6,235    187,185
    Canadian Natural Resources, Ltd............................. 136,764  4,100,185
    Canadian Pacific Railway, Ltd...............................   2,100    470,521
    Canadian Pacific Railway, Ltd...............................   2,100    470,547
#   Canadian Tire Corp., Ltd., Class A..........................   5,068    557,832
    Canadian Utilities, Ltd., Class A...........................   4,811    132,619
#   Canadian Western Bank.......................................  29,641    664,638
*   Canfor Corp.................................................  21,927    229,303
    Canfor Pulp Products, Inc...................................  11,391    124,734
#*  Canopy Growth Corp..........................................   1,399     70,665

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   Canopy Growth Corp..........................................     543 $   27,432
#   CanWel Building Materials Group, Ltd........................  20,500     74,214
    Capital Power Corp..........................................  18,001    405,785
*   Capstone Mining Corp........................................  94,575     46,592
#   Cardinal Energy, Ltd........................................  26,424     61,538
    Cascades, Inc...............................................  23,294    139,621
    CCL Industries, Inc., Class B...............................   4,850    206,895
*   Celestica, Inc..............................................  19,328    137,809
    Cenovus Energy, Inc.........................................  46,800    463,913
    Cenovus Energy, Inc.........................................  32,519    322,263
*   Centerra Gold, Inc..........................................  67,103    341,601
    Cervus Equipment Corp.......................................   2,500     24,726
#   CES Energy Solutions Corp...................................  71,198    138,708
*   CGI, Inc....................................................   8,717    626,142
#   Chesswood Group, Ltd........................................   2,800     21,485
*   China Gold International Resources Corp., Ltd...............  56,934     74,371
    CI Financial Corp...........................................  46,364    666,891
#   Cineplex, Inc...............................................  24,265    464,036
    Clearwater Seafoods, Inc....................................   5,177     19,437
    Cogeco Communications, Inc..................................   6,247    414,866
    Cogeco, Inc.................................................   1,976    121,389
    Colliers International Group, Inc...........................   1,020     65,538
    Colliers International Group, Inc...........................   6,483    417,376
    Computer Modelling Group, Ltd...............................  15,890     69,979
#*  Conifex Timber, Inc.........................................   2,800      2,926
    Constellation Software, Inc.................................   1,266  1,117,042
#*  Continental Gold, Inc.......................................  33,898     68,823
#*  Copper Mountain Mining Corp.................................  51,894     40,672
#   Corus Entertainment, Inc., Class B..........................  39,715    225,893
    Cott Corp...................................................   5,408     83,878
    Cott Corp...................................................   6,156     95,393
#   Crescent Point Energy Corp..................................  81,674    314,578
    Crescent Point Energy Corp..................................   9,725     37,731
#*  Crew Energy, Inc............................................  30,233     25,501
*   CRH Medical Corp............................................  23,056     70,216
*   Delphi Energy Corp..........................................  49,792     11,150
#*  Denison Mines Corp.......................................... 140,508     76,563
*   Descartes Systems Group, Inc. (The).........................   1,400     55,972
*   Detour Gold Corp............................................  33,900    301,120
#   DHX Media, Ltd..............................................  31,800     44,150
*   DIRTT Environmental Solutions...............................   5,700     39,271
    Dollarama, Inc..............................................  11,865    356,384
    Dorel Industries, Inc., Class B.............................   8,016     70,545
    DREAM Unlimited Corp., Class A..............................   9,947     55,537
*   Dundee Precious Metals, Inc.................................  41,531    130,511
*   Echelon Financial Holdings, Inc.............................   1,200     12,612
    ECN Capital Corp............................................  99,265    317,867
    E-L Financial Corp., Ltd....................................     100     60,088
*   Eldorado Gold Corp..........................................  23,706     98,739
#   Eldorado Gold Corp..........................................   1,449      6,026
    Element Fleet Management Corp............................... 115,952    719,236
#   Emera, Inc..................................................   2,190     82,241
    Empire Co., Ltd., Class A...................................  23,897    531,560
    Enbridge, Inc...............................................  23,066    852,093
    Enbridge, Inc...............................................  19,907    735,365
    Encana Corp................................................. 107,727    746,217
    Encana Corp.................................................  56,119    388,905
*   Endeavour Mining Corp.......................................  15,581    221,207
*   Endeavour Silver Corp.......................................   4,949     10,888

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Enerflex, Ltd...............................................  27,441 $  379,549
*   Energy Fuels, Inc...........................................   5,893     17,639
    Enerplus Corp...............................................  42,400    388,015
    Enerplus Corp...............................................  48,910    447,526
    Enghouse Systems, Ltd.......................................   7,732    189,015
    Ensign Energy Services, Inc.................................  37,617    158,083
*   Epsilon Energy, Ltd.........................................   3,422     14,268
#   Equitable Group, Inc........................................   2,750    149,909
#*  Essential Energy Services Trust.............................  19,400      5,358
    Evertz Technologies, Ltd....................................   4,600     58,234
#   Exchange Income Corp........................................   4,758    126,080
    Exco Technologies, Ltd......................................   6,801     47,567
#   Extendicare, Inc............................................  16,049     97,873
    Fairfax Financial Holdings, Ltd.............................   2,717  1,295,691
    Fiera Capital Corp..........................................   3,653     33,975
    Finning International, Inc..................................  34,235    614,579
    Firm Capital Mortgage Investment Corp.......................   7,100     70,804
    First Capital Realty, Inc...................................  10,224    162,934
#*  First Majestic Silver Corp..................................  11,600     71,261
*   First Mining Gold Corp......................................  44,500      8,802
    First National Financial Corp...............................   3,000     72,016
    First Quantum Minerals, Ltd.................................  50,580    534,230
    FirstService Corp...........................................   4,525    394,670
    FirstService Corp...........................................   1,700    147,933
#*  Fission Uranium Corp........................................  72,500     29,223
    Fortis, Inc.................................................   9,259    342,245
    Fortis, Inc.................................................   6,800    251,600
*   Fortuna Silver Mines, Inc...................................  46,259    141,570
*   Fortuna Silver Mines, Inc...................................   1,312      4,028
    Franco-Nevada Corp..........................................     400     28,660
    Franco-Nevada Corp..........................................   2,203    157,911
#   Freehold Royalties, Ltd.....................................  16,720    114,820
#   Frontera Energy Corp........................................   2,400     21,372
*   GDI Integrated Facility Services, Inc.......................   2,600     47,936
*   Gear Energy, Ltd............................................  59,300     34,968
#   Genworth MI Canada, Inc.....................................   6,939    215,623
    George Weston, Ltd..........................................   9,816    732,921
    Gibson Energy, Inc..........................................  21,859    360,428
    Gildan Activewear, Inc......................................   4,100    151,183
    Gildan Activewear, Inc......................................   6,808    251,011
#   Gluskin Sheff + Associates, Inc.............................   7,174     77,165
    GMP Capital, Inc............................................  11,400     16,934
    goeasy, Ltd.................................................   4,750    172,315
*   Golden Star Resources, Ltd..................................  10,349     42,487
*   GoldMining, Inc.............................................  18,000     11,958
*   GoldMoney, Inc..............................................   5,800     10,780
#   Gran Tierra Energy, Inc.....................................   2,706      6,467
*   Gran Tierra Energy, Inc..................................... 126,076    303,027
*   Great Panther Mining, Ltd...................................  10,515      9,262
    Great-West Lifeco, Inc......................................   7,378    185,428
    Guardian Capital Group, Ltd., Class A.......................   4,328     76,403
#*  Guyana Goldfields, Inc......................................  26,400     18,326
*   Heroux-Devtek, Inc..........................................   8,414     95,464
#   High Arctic Energy Services, Inc............................   8,400     24,265
    High Liner Foods, Inc.......................................   5,650     31,630
*   Home Capital Group, Inc.....................................  23,185    327,778
    Horizon North Logistics, Inc................................  19,000     33,754
    Hudbay Minerals, Inc........................................  31,643    210,110
    Hudbay Minerals, Inc........................................  49,524    329,741

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
#   Hudson's Bay Co.............................................  26,087 $  145,068
    Husky Energy, Inc...........................................  78,524    852,235
    Hydro One, Ltd..............................................  12,600    203,902
*   IA Financial Crop., Inc.....................................  22,100    879,909
*   IAMGOLD Corp................................................  86,561    260,387
*   IAMGOLD Corp................................................   4,292     13,005
*   IBI Group, Inc..............................................   1,900      7,077
    IGM Financial, Inc..........................................   7,769    214,565
#*  Imperial Metals Corp........................................   7,560     14,220
    Imperial Oil, Ltd...........................................  11,407    331,716
*   Indigo Books & Music, Inc...................................     900      6,228
    Information Services Corp...................................   3,800     47,964
    Innergex Renewable Energy, Inc..............................  18,586    196,450
    Intact Financial Corp.......................................   2,167    177,297
#   Inter Pipeline, Ltd.........................................  32,015    521,436
*   Interfor Corp...............................................  21,569    268,868
    Intertape Polymer Group, Inc................................  23,559    327,438
    Invesque, Inc...............................................   3,800     26,068
*   Ivanhoe Mines, Ltd., Class A................................ 116,847    284,333
    Jamieson Wellness, Inc......................................  12,173    163,555
#   Just Energy Group, Inc......................................  15,696     57,292
    Just Energy Group, Inc......................................   4,023     14,684
    K-Bro Linen, Inc............................................   1,451     42,922
*   Kelt Exploration, Ltd.......................................  37,600    155,486
    Keyera Corp.................................................  34,254    791,598
*   Kinaxis, Inc................................................     435     23,771
    Kinder Morgan Canada, Ltd...................................   5,064     56,665
*   Kinross Gold Corp........................................... 380,521  1,209,987
*   Kinross Gold Corp...........................................  27,330     86,909
    Kirkland Lake Gold, Ltd.....................................  24,117    779,658
*   Knight Therapeutics, Inc....................................  28,671    156,228
    KP Tissue, Inc..............................................   1,300      7,976
#   Labrador Iron Ore Royalty Corp..............................   5,109    118,220
#*  Largo Resources, Ltd........................................  40,433     51,005
    Lassonde Industries, Inc., Class A..........................     459     58,758
#   Laurentian Bank of Canada...................................   8,573    271,582
*   Leagold Mining Corp.........................................  10,300     11,840
    Leon's Furniture, Ltd.......................................   5,506     59,675
    Linamar Corp................................................  14,328    543,516
    Loblaw Cos., Ltd............................................  13,388    655,879
#   Lucara Diamond Corp......................................... 114,752    143,044
#*  Lundin Gold, Inc............................................  10,600     41,539
    Lundin Mining Corp.......................................... 173,438    930,820
    Magellan Aerospace Corp.....................................   4,737     66,297
    Magna International, Inc....................................  34,984  1,947,269
    Magna International, Inc....................................  26,058  1,449,867
*   Mainstreet Equity Corp......................................     500     19,323
*   Major Drilling Group International, Inc.....................  21,320     65,566
    Manulife Financial Corp.....................................   1,200     22,097
    Manulife Financial Corp.....................................  65,511  1,206,057
    Maple Leaf Foods, Inc.......................................   9,400    219,336
#*  Marathon Gold Corp..........................................  14,000      8,465
    Martinrea International, Inc................................  28,236    287,271
    Mediagrif Interactive Technologies, Inc.....................   2,100     15,879
#   Medical Facilities Corp.....................................  14,050    171,994
*   MEG Energy Corp.............................................  41,056    182,648
    Melcor Developments, Ltd....................................   1,100     11,282
    Methanex Corp...............................................   1,735     95,110
    Methanex Corp...............................................  10,248    562,820

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Metro, Inc..................................................  17,943 $  649,589
    Morguard Corp...............................................     700    101,241
    Morneau Shepell, Inc........................................   4,800     99,640
    Mountain Province Diamonds, Inc.............................   3,882      4,057
    MTY Food Group, Inc.........................................   2,985    123,326
    Mullen Group, Ltd...........................................  21,781    162,906
    National Bank of Canada.....................................  52,657  2,508,449
#*  New Gold, Inc............................................... 118,603    101,809
    NFI Group, Inc..............................................  18,644    471,493
    Norbord, Inc................................................   3,712     94,537
#   Norbord, Inc................................................   9,497    241,794
    North American Construction Group, Ltd......................   7,400     96,111
    North American Construction Group, Ltd......................   5,792     75,701
    North West Co., Inc. (The)..................................  10,709    226,218
#   Northland Power, Inc........................................  18,164    322,958
    Nutrien, Ltd................................................  17,162    929,846
*   NuVista Energy, Ltd.........................................  52,211    169,919
#*  Obsidian Energy, Ltd........................................  68,600     19,970
*   Obsidian Energy, Ltd........................................  20,635      6,087
#   OceanaGold Corp............................................. 197,015    552,942
    Onex Corp...................................................     580     33,643
    Open Text Corp..............................................   5,600    215,272
    Open Text Corp..............................................  12,999    499,812
#   Osisko Gold Royalties, Ltd..................................  16,991    192,020
#   Osisko Gold Royalties, Ltd..................................  17,699    199,999
#*  Osisko Mining, Inc..........................................   9,905     20,554
#*  Painted Pony Energy, Ltd....................................  23,500     27,715
    Pan American Silver Corp....................................  39,313    499,666
#*  Paramount Resources, Ltd., Class A..........................  14,976     99,713
*   Parex Resources, Inc........................................  58,874  1,002,840
    Park Lawn Corp..............................................     800     15,185
#   Parkland Fuel Corp..........................................  24,374    751,215
    Pason Systems, Inc..........................................  14,685    218,680
    Pembina Pipeline Corp.......................................   3,671    131,275
#*  Pengrowth Energy Corp.......................................  83,284     38,543
*   Pengrowth Energy Corp.......................................   4,002      1,865
#   Peyto Exploration & Development Corp........................  50,298    227,143
*   PHX Energy Services Corp....................................   8,838     21,836
    Pizza Pizza Royalty Corp....................................   7,900     62,035
*   Points International, Ltd...................................   1,000     12,876
*   Points International, Ltd...................................   1,715     22,312
    Polaris Infrastructure, Inc.................................   6,500     53,613
#*  PolyMet Mining Corp.........................................   9,900      5,394
#   PrairieSky Royalty, Ltd.....................................  28,571    411,813
*   Precision Drilling Corp.....................................  37,964     93,231
*   Precision Drilling Corp.....................................  19,847     48,427
*   Premier Gold Mines, Ltd.....................................  44,350     55,615
    Premium Brands Holdings Corp................................   9,754    586,318
#   Pretium Resources, Inc......................................  12,757     97,081
*   Pretium Resources, Inc......................................   5,163     39,194
*   Pulse Seismic, Inc..........................................   4,200      7,430
    Quarterhill, Inc............................................  31,600     35,145
    Quebecor, Inc., Class B.....................................  14,800    369,089
*   Real Matters, Inc...........................................   7,500     31,910
#   Recipe Unlimited Corp.......................................   5,300    106,815
    Reitmans Canada, Ltd., Class A..............................  12,000     29,917
    Richelieu Hardware, Ltd.....................................  16,452    255,554
    Ritchie Bros Auctioneers, Inc...............................   1,000     34,799
    Ritchie Bros Auctioneers, Inc...............................   3,431    119,364

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Rocky Mountain Dealerships, Inc.............................   4,278 $   29,410
    Rogers Communications, Inc., Class B........................  10,036    505,283
    Rogers Communications, Inc., Class B........................   4,076    205,104
    Rogers Sugar, Inc...........................................  31,218    143,309
*   Roxgold, Inc................................................ 101,700     66,044
    Royal Bank of Canada........................................  23,869  1,902,286
#   Royal Bank of Canada........................................  62,571  4,986,283
    Russel Metals, Inc..........................................  23,365    411,595
*   Sabina Gold & Silver Corp...................................  40,900     32,056
*   Sandstorm Gold, Ltd.........................................  45,436    244,528
    Saputo, Inc.................................................   9,280    317,322
#   Secure Energy Services, Inc.................................  48,309    289,198
*   SEMAFO, Inc.................................................  83,058    220,711
*   Seven Generations Energy, Ltd., Class A..................... 100,026    783,961
    Shaw Communications, Inc., Class B..........................   2,509     50,809
    Shaw Communications, Inc., Class B..........................  36,208    733,212
    ShawCor, Ltd................................................  16,294    241,789
*   Shopify, Inc., Class A......................................     752    183,135
#   Sienna Senior Living, Inc...................................   7,700    106,215
*   Sierra Wireless, Inc........................................   4,998     66,973
    Sleep Country Canada Holdings, Inc..........................  13,187    182,888
    SNC-Lavalin Group, Inc......................................  10,079    251,279
*   Solium Capital, Inc.........................................   1,700     24,275
*   Spin Master Corp............................................   2,624     87,219
    Sprott, Inc.................................................  14,599     32,692
*   SSR Mining, Inc.............................................  10,834    124,700
*   SSR Mining, Inc.............................................  18,862    217,667
    Stantec, Inc................................................   1,800     45,077
    Stantec, Inc................................................  17,759    445,396
#   Stella-Jones, Inc...........................................   6,695    228,630
*   Storm Resources, Ltd........................................   5,000      7,838
*   Stornoway Diamond Corp......................................  47,014      2,369
#   Stuart Olson, Inc...........................................   5,900     20,434
    Sun Life Financial, Inc.....................................  31,369  1,302,755
    Suncor Energy, Inc..........................................   5,800    191,260
    Suncor Energy, Inc.......................................... 160,680  5,302,440
*   SunOpta, Inc................................................   3,392     12,027
    Superior Plus Corp..........................................  53,070    462,684
#   Supremex, Inc...............................................   3,700      8,506
#   Surge Energy, Inc...........................................  70,035     75,801
*   Tamarack Valley Energy, Ltd.................................  68,150    139,383
*   Taseko Mines, Ltd...........................................  33,379     23,420
    Teck Resources, Ltd., Class B...............................  58,533  1,384,135
    Teck Resources, Ltd., Class B...............................  57,219  1,353,229
    TELUS Corp..................................................   1,498     55,159
*   Teranga Gold Corp...........................................  24,400     59,192
*   Tervita Corp................................................     759      3,631
    TFI International, Inc......................................  29,167    957,937
    Thomson Reuters Corp........................................   7,800    482,020
#   Thomson Reuters Corp........................................   3,237    200,176
    Tidewater Midstream and Infrastructure, Ltd.................  71,300     81,960
#   Timbercreek Financial Corp..................................  20,935    145,953
#*  TMAC Resources, Inc.........................................   1,000      2,896
    TMX Group, Ltd..............................................   6,195    395,182
    TORC Oil & Gas, Ltd.........................................  40,565    145,340
*   Torex Gold Resources, Inc...................................  28,014    267,865
    Toromont Industries, Ltd....................................   7,642    397,416
    Toronto-Dominion Bank (The).................................  19,958  1,138,457
    Toronto-Dominion Bank (The).................................  53,477  3,046,585

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- ------------
CANADA -- (Continued)
    Torstar Corp., Class B......................................   2,714 $      1,418
    Total Energy Services, Inc..................................  13,840      101,241
    Tourmaline Oil Corp.........................................  56,472      844,325
    TransAlta Corp..............................................  59,192      399,415
    TransAlta Corp..............................................  31,016      208,738
    TransAlta Renewables, Inc...................................  23,284      241,061
    TransCanada Corp............................................   5,037      240,567
    Transcontinental, Inc., Class A.............................  23,619      283,844
    TransGlobe Energy Corp......................................  16,500       32,268
#*  Trevali Mining Corp......................................... 127,243       33,243
#*  Trican Well Service, Ltd....................................  69,115       72,742
    Tricon Capital Group, Inc...................................  22,747      180,828
*   Trisura Group, Ltd..........................................   1,711       36,376
*   Turquoise Hill Resources, Ltd...............................  77,100      115,100
*   Turquoise Hill Resources, Ltd...............................   3,396        5,094
#   Uni-Select, Inc.............................................   7,611       81,240
#   Valener, Inc................................................   8,244      161,040
#   Vermilion Energy, Inc.......................................  14,286      364,811
    Vermilion Energy, Inc.......................................  30,353      775,823
    VersaBank...................................................   2,400       13,436
    Wajax Corp..................................................   6,875       81,543
    Waste Connections, Inc......................................   2,374      220,236
    Waste Connections, Inc......................................     400       37,125
*   Wesdome Gold Mines, Ltd.....................................  21,100       66,622
    West Fraser Timber Co., Ltd.................................  16,204      834,209
*   Western Energy Services Corp................................  20,900        5,421
#   Western Forest Products, Inc................................ 128,611      180,480
#   Westshore Terminals Investment Corp.........................  16,246      254,901
    Wheaton Precious Metals Corp................................   5,299      114,626
    Wheaton Precious Metals Corp................................  25,288      548,244
    Whitecap Resources, Inc.....................................  87,256      351,056
    Winpak, Ltd.................................................   5,232      172,382
    WSP Global, Inc.............................................     888       47,949
    Yamana Gold, Inc............................................ 167,414      367,394
    Yamana Gold, Inc............................................  14,406       31,549
*   Yangarra Resources, Ltd.....................................  26,719       61,826
#*  Yellow Pages, Ltd...........................................   5,429       28,205
                                                                         ------------
TOTAL CANADA....................................................          126,376,493
                                                                         ------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd.................................  63,250       28,415
    China Goldjoy Group, Ltd.................................... 512,000       20,591
                                                                         ------------
TOTAL CHINA.....................................................               49,006
                                                                         ------------
DENMARK -- (1.2%)
*   Agat Ejendomme A.S..........................................  17,713       11,809
#*  ALK-Abello A.S..............................................     563       95,774
    Alm Brand A.S...............................................  11,941      114,065
#   Ambu A.S., Class B..........................................  13,860      398,775
*   Bang & Olufsen A.S..........................................   7,740       67,387
    BankNordik P/F..............................................   1,197       20,329
#*  Bavarian Nordic A.S.........................................   2,920       61,342
    Brodrene Hartmann A.S.......................................     947       42,035
    Chr Hansen Holding A.S......................................   8,059      823,477
    Coloplast A.S., Class B.....................................   4,151      448,397
    Columbus A.S................................................  15,956       31,988
    D/S Norden A.S..............................................   7,090      112,469
    Danske Bank A.S.............................................  19,204      341,327

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
DENMARK -- (Continued)
#*  Demant A.S.................................................. 15,945 $   503,804
    DFDS A.S....................................................  8,218     390,733
#   FLSmidth & Co. A.S..........................................  6,739     338,718
    GN Store Nord A.S........................................... 32,830   1,682,711
    GronlandsBANKEN A.S.........................................     85       6,957
*   H+H International A.S., Class B.............................  5,954      99,094
    IC Group A.S................................................  2,062      11,999
    ISS A.S..................................................... 23,374     727,904
    Jeudan A.S..................................................    324      48,927
    Jyske Bank A.S.............................................. 11,978     483,126
    Matas A.S...................................................  5,750      57,131
*   Nilfisk Holding A.S.........................................  9,174     388,026
*   NKT A.S.....................................................  4,615      85,124
    NNIT A.S....................................................  2,649      69,873
    Orsted A.S..................................................  3,589     275,241
    Pandora A.S................................................. 33,757   1,417,936
    Parken Sport & Entertainment A.S............................  1,139      18,482
    Per Aarsleff Holding A.S....................................  6,469     214,416
    Ringkjoebing Landbobank A.S.................................  7,451     481,261
    Rockwool International A.S., Class A........................    710     168,859
    Rockwool International A.S., Class B........................  2,428     649,608
    Schouw & Co., A.S...........................................  2,078     147,868
    SimCorp A.S.................................................  5,449     534,929
    Solar A.S., Class B.........................................  1,281      60,848
    Spar Nord Bank A.S.......................................... 15,373     132,221
    Sydbank A.S................................................. 11,213     242,244
    Tivoli A.S..................................................    256      26,859
    Topdanmark A.S.............................................. 10,767     580,933
*   TORM P.L.C..................................................  6,179      48,980
    Tryg A.S.................................................... 12,901     394,831
    United International Enterprises............................    387      80,516
    Vestas Wind Systems A.S..................................... 26,779   2,423,067
*   Vestjysk Bank A.S........................................... 22,084      10,784
                                                                        -----------
TOTAL DENMARK...................................................         15,373,184
                                                                        -----------
FINLAND -- (1.4%)
#*  Afarak Group Oyj............................................ 11,381      10,739
#   Ahlstrom-Munksjo Oyj........................................  3,900      58,646
    Aktia Bank Oyj.............................................. 12,613     122,818
    Alma Media Oyj..............................................  6,819      46,755
    Asiakastieto Group Oyj......................................    967      29,061
    Aspo Oyj....................................................  5,171      49,320
    Atria Oyj...................................................  2,128      19,385
#*  BasWare Oyj.................................................    558      12,889
    Bittium Oyj.................................................  6,159      46,630
    Cargotec Oyj, Class B.......................................  8,754     359,400
    Caverion Oyj................................................  2,736      19,938
#   Citycon Oyj.................................................  7,699      78,665
    Cramo Oyj...................................................  9,188     193,371
    Digia Oyj...................................................  3,511      11,678
    Elisa Oyj................................................... 14,518     616,552
    Finnair Oyj................................................. 14,000     117,090
    Fiskars Oyj Abp.............................................  6,191     141,079
    Fortum Oyj.................................................. 54,219   1,150,013
*   F-Secure Oyj................................................  7,922      24,456
*   HKScan Oyj, Class A......................................... 10,963      27,199
#   Huhtamaki Oyj............................................... 31,301   1,196,986
    Ilkka-Yhtyma Oyj............................................  2,909      12,369
    Kemira Oyj.................................................. 32,835     465,388

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
FINLAND -- (Continued)
    Kesko Oyj, Class A..........................................  2,339 $   112,496
    Kesko Oyj, Class B.......................................... 14,306     743,911
#   Konecranes Oyj.............................................. 19,785     827,012
    Lassila & Tikanoja Oyj...................................... 12,008     195,044
    Lehto Group Oyj.............................................  1,807       8,581
    Metsa Board Oyj............................................. 47,755     267,139
#   Metso Oyj................................................... 30,651   1,146,876
#   Neste Oyj................................................... 50,616   1,672,994
    Nokian Renkaat Oyj.......................................... 34,309   1,150,030
    Oriola Oyj, Class B......................................... 38,503      99,361
#   Outokumpu Oyj............................................... 50,552     193,552
*   Outotec Oyj.................................................  5,885      31,089
    Pihlajalinna Oyj............................................    536       6,466
    Ponsse Oyj..................................................  2,973     100,088
    Raisio Oyj, Class V......................................... 35,159     117,839
    Ramirent Oyj................................................ 28,629     201,095
    Raute Oyj, Class A..........................................    401      11,974
    Revenio Group Oyj...........................................  3,270      75,329
    Sampo Oyj, Class A.......................................... 30,741   1,407,573
    Sanoma Oyj.................................................. 25,923     264,652
*   SRV Group Oyj...............................................  3,102       5,997
*   Stockmann Oyj Abp, Class B..................................  5,241      13,970
    Teleste Oyj.................................................  1,197       7,851
    Tieto Oyj................................................... 11,128     316,831
    Tikkurila Oyj............................................... 12,676     212,560
    Tokmanni Group Corp......................................... 20,394     178,589
    UPM-Kymmene Oyj............................................. 83,049   2,344,873
    Uponor Oyj.................................................. 18,691     223,834
    Valmet Oyj.................................................. 37,202   1,024,804
#   YIT Oyj..................................................... 25,279     155,106
                                                                        -----------
TOTAL FINLAND...................................................         17,927,943
                                                                        -----------
FRANCE -- (8.1%)
    ABC arbitrage...............................................  5,165      38,151
    Accor SA....................................................  5,060     213,195
    Actia Group.................................................  3,218      15,406
    Aeroports de Paris..........................................  2,014     410,277
    Air Liquide SA.............................................. 16,150   2,148,464
    Airbus SE................................................... 17,660   2,418,178
    Akka Technologies...........................................  4,107     301,622
    AKWEL.......................................................  3,913      76,363
#   Albioma SA..................................................  8,257     194,286
    Alstom SA................................................... 18,467     812,496
    Altamir.....................................................  3,848      68,137
    Alten SA....................................................  9,511   1,038,715
#   Altran Technologies SA...................................... 43,541     567,666
*   Amplitude Surgical SAS......................................  1,826       5,389
    Amundi SA...................................................  1,740     125,188
    APRIL SA....................................................  3,809      91,403
    Arkema SA................................................... 21,109   2,167,400
    Assystem SA.................................................  1,877      73,865
    Atos SE..................................................... 11,535   1,189,383
    Aubay.......................................................  1,711      61,018
#   AXA SA...................................................... 48,558   1,294,874
    Axway Software SA...........................................  1,116      15,950
*   Baikowski SAS...............................................    395       6,652
    Bastide le Confort Medical..................................    789      34,365
    Beneteau SA.................................................  9,994     126,877
    Bigben Interactive..........................................  3,072      36,770

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    BNP Paribas SA..............................................  28,598 $1,522,360
    Boiron SA...................................................   1,900    101,394
    Bonduelle SCA...............................................   4,816    154,249
#*  Bourbon Corp................................................   3,477      8,158
#   Bouygues SA.................................................  43,174  1,625,172
#   Bureau Veritas SA...........................................  32,581    825,886
    Burelle SA..................................................      30     31,643
    Capgemini SE................................................  15,964  1,937,299
#   Carrefour SA................................................  91,287  1,779,187
#   Casino Guichard Perrachon SA................................   9,663    395,650
*   Cegedim SA..................................................   1,561     45,437
#*  CGG SA...................................................... 161,860    292,602
    Chargeurs SA................................................   3,878     82,632
    Cie de Saint-Gobain.........................................  63,372  2,598,249
    Cie des Alpes...............................................   2,635     79,550
    Cie Generale des Etablissements Michelin SCA................  24,889  3,218,409
    Cie Plastic Omnium SA.......................................  15,525    470,367
#   CNP Assurances..............................................  11,887    280,780
*   Coface SA...................................................  29,501    297,572
    Credit Agricole SA..........................................  27,825    382,094
    Danone SA...................................................  20,997  1,698,186
    Dassault Systemes SE........................................   3,497    553,795
    Derichebourg SA.............................................  37,574    163,735
    Devoteam SA.................................................   1,357    159,091
#   Edenred.....................................................  24,983  1,177,892
    Eiffage SA..................................................  24,726  2,581,671
    Electricite de France SA....................................  81,709  1,180,036
    Electricite de Strasbourg SA................................     112     13,221
    Elior Group SA..............................................  28,156    390,021
#   Elis SA.....................................................  53,902    961,966
    Engie SA....................................................  64,096    951,345
    Eramet......................................................   2,714    190,059
#*  Erytech Pharma SA...........................................   2,355     18,748
    EssilorLuxottica SA.........................................   8,962  1,091,917
    Esso SA Francaise...........................................     718     24,651
*   Etablissements Maurel et Prom...............................   7,575     28,636
    Euronext NV.................................................  11,989    833,021
#   Europcar Mobility Group.....................................  35,933    299,756
    Eutelsat Communications SA..................................  68,501  1,238,007
    Exel Industries, Class A....................................     266     19,393
    Faurecia SA.................................................  19,537    994,072
    Fleury Michon SA............................................     175      7,931
*   Fnac Darty S.A..............................................   4,763    418,737
*   Fnac Darty SA (BLRZL56).....................................     903     79,577
    Gaztransport Et Technigaz SA................................   3,795    343,411
    Getlink SE..................................................  29,951    482,089
    GL Events...................................................   2,690     66,293
    Groupe Crit.................................................     826     63,237
    Groupe Gorge................................................     802     13,446
    Groupe Open.................................................     976     18,325
    Guerbet.....................................................   2,118    126,465
    Haulotte Group SA...........................................   2,041     19,962
    HERIGE SADCS................................................     200      5,811
    Hermes International........................................     787    553,707
*   ID Logistics Group..........................................     417     74,529
#   Iliad SA....................................................   8,188    834,170
    Imerys SA...................................................   7,961    424,200
    Ingenico Group SA...........................................  12,432  1,049,263
    Interparfums SA.............................................   1,180     59,190

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Ipsen SA....................................................   2,355 $  275,040
    IPSOS.......................................................  10,845    314,572
    Jacquet Metal Service SA....................................   3,858     76,942
    JCDecaux SA.................................................   9,430    309,118
    Kaufman & Broad SA..........................................   7,894    314,967
#   Kering SA...................................................   1,882  1,113,682
    Korian SA...................................................   7,744    311,723
#   Lagardere SCA...............................................  37,113  1,010,803
*   Latecoere SACA..............................................  17,663     64,580
    Le Belier...................................................   1,008     37,522
    Lectra......................................................   8,585    206,659
    Legrand SA..................................................  17,950  1,320,274
    Linedata Services...........................................   1,500     46,946
    LISI........................................................   5,674    189,935
    LNA Sante SA................................................   1,551     80,152
#   LVMH Moet Hennessy Louis Vuitton SE.........................  13,701  5,379,247
    Maisons du Monde SA.........................................   5,716    123,072
    Maisons France Confort SA...................................     901     37,342
    Manitou BF SA...............................................   2,548     83,823
    Manutan International.......................................     278     21,146
    Mersen SA...................................................   4,927    175,352
*   METabolic EXplorer SA.......................................   7,040     14,154
    Metropole Television SA.....................................  10,154    201,548
    Natixis SA..................................................  53,964    317,996
    Neopost SA..................................................  11,230    275,457
    Nexans SA...................................................   6,931    243,102
    Nexity SA...................................................  13,786    644,831
#*  Nicox.......................................................   1,341      8,183
    NRJ Group...................................................   4,221     33,156
    Oeneo SA....................................................   7,914     90,203
*   OL Groupe SA................................................   4,903     16,376
#*  Onxeo SA....................................................   7,633      7,023
    Orpea.......................................................   5,418    661,042
#   Peugeot SA.................................................. 147,891  3,877,536
#*  Pierre & Vacances SA........................................     743     14,857
#   Plastivaloire...............................................   2,229     24,285
    PSB Industries SA...........................................     395     14,069
    Rallye SA...................................................   5,260     61,266
#*  Recylex SA..................................................   3,158     17,728
    Rexel SA....................................................  50,956    685,047
    Robertet SA.................................................     199    127,088
    Rothschild & Co.............................................   5,200    178,956
    Rubis SCA...................................................  13,553    743,385
    Safran SA...................................................   9,857  1,436,768
    Samse SA....................................................      48      7,459
    Sartorius Stedim Biotech....................................   2,020    274,366
    Savencia SA.................................................   1,061     80,885
#   SCOR SE.....................................................  21,815    890,588
    SEB SA......................................................   4,923    901,949
    Seche Environnement SA......................................   1,053     35,772
    SES SA...................................................... 102,536  1,745,950
    Societe BIC SA..............................................   8,814    759,294
    Societe Generale SA.........................................  42,616  1,351,418
    Societe Marseillaise du Tunnel Prado-Carenage SA............     467     10,605
    Societe pour l'Informatique Industrielle....................   1,640     40,290
    Sodexo SA...................................................   7,943    910,725
*   SOITEC......................................................   3,223    326,403
#*  Solocal Group...............................................  94,864    100,926
    Somfy SA....................................................   2,083    188,668

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- ------------
FRANCE -- (Continued)
    Sopra Steria Group..........................................   3,302 $    421,781
#   SPIE SA.....................................................  27,246      525,994
*   SRP Groupe SA...............................................   2,351        7,398
*   Stallergenes Greer P.L.C....................................   1,070       44,108
    Stef SA.....................................................   1,222      115,741
    STMicroelectronics NV.......................................  97,308    1,787,034
#   STMicroelectronics NV.......................................   3,197       58,665
    Suez........................................................  37,066      520,994
    Sword Group.................................................     974       35,469
    Synergie SA.................................................   2,431       97,396
#   Tarkett SA..................................................  11,085      268,698
*   Technicolor SA..............................................  73,458       88,161
    Teleperformance.............................................   9,363    1,799,949
#   Television Francaise 1......................................  14,992      163,873
    TFF Group...................................................     380       17,089
    Thermador Groupe............................................   1,400       79,911
    Total Gabon.................................................     250       43,716
#   Total SA.................................................... 171,271    9,521,085
    TOTAL SA, Sponsored ADR.....................................   1,853      103,170
*   Touax SA....................................................     710        4,878
    Trigano SA..................................................   1,605      153,889
*   Ubisoft Entertainment SA....................................  13,221    1,263,110
    Union Financiere de France BQE SA...........................   1,264       28,835
    Valeo SA....................................................  29,576    1,075,760
#*  Vallourec SA................................................  54,905      136,207
    Veolia Environnement SA.....................................  20,894      494,195
    Vetoquinol SA...............................................     532       33,422
    Vicat SA....................................................   4,979      263,310
    Vilmorin & Cie SA...........................................   1,927      107,215
#   Vinci SA....................................................  31,612    3,192,694
*   Virbac SA...................................................     918      163,523
    Vivendi SA..................................................  25,866      750,783
*   Worldline SA................................................   3,251      204,901
                                                                         ------------
TOTAL FRANCE....................................................          101,255,547
                                                                         ------------
GERMANY -- (6.2%)
    1&1 Drillisch AG............................................   5,762      215,168
    7C Solarparken AG...........................................   9,042       31,195
    Aareal Bank AG..............................................  10,684      373,706
    Adler Modemaerkte AG........................................   1,392        5,142
    ADLER Real Estate AG........................................   8,152      117,237
#   ADO Properties SA...........................................   5,044      265,137
*   ADVA Optical Networking SE..................................  14,838      127,356
*   AIXTRON SE..................................................   3,200       37,049
    All for One Group AG........................................     614       35,074
    Allgeier SE.................................................     901       25,827
    Allianz SE..................................................  19,578    4,732,279
    Amadeus Fire AG.............................................   1,150      153,468
    Aroundtown SA...............................................  64,298      522,391
    Atoss Software AG...........................................     243       29,916
    Aurubis AG..................................................   9,731      475,809
    Axel Springer SE............................................   8,991      509,246
    BASF SE.....................................................  84,915    6,932,540
    Basler AG...................................................     215       38,911
    Bauer AG....................................................   2,614       65,809
    BayWa AG....................................................   3,443      101,491
    Bechtle AG..................................................   5,456      561,675
    Beiersdorf AG...............................................   1,694      185,359
    Bertrandt AG................................................   1,821      142,110

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    Bijou Brigitte AG...........................................     834 $   41,265
    Bilfinger SE................................................   5,146    190,301
    Borussia Dortmund GmbH & Co. KGaA...........................  26,440    253,949
    Brenntag AG.................................................  27,483  1,483,054
    CANCOM SE...................................................   7,158    362,294
    Carl Zeiss Meditec AG.......................................   1,144    112,523
*   CECONOMY AG.................................................  33,172    222,816
    CENIT AG....................................................   3,069     47,049
    CENTROTEC Sustainable AG....................................   2,688     35,536
    Cewe Stiftung & Co. KGAA....................................   2,318    218,966
    comdirect bank AG...........................................   2,668     31,101
*   Commerzbank AG..............................................  75,985    684,883
    CompuGroup Medical SE.......................................   4,659    309,167
    Continental AG..............................................  12,416  2,059,700
    Corestate Capital Holding SA................................   2,921    117,345
    CropEnergies AG.............................................   9,615     63,029
    CTS Eventim AG & Co. KGaA...................................  11,889    610,610
    Delticom AG.................................................     534      4,084
    Deutsche Bank AG............................................ 111,725    925,083
    Deutsche Beteiligungs AG....................................   4,228    167,984
    Deutsche Boerse AG..........................................  10,969  1,465,704
    Deutsche EuroShop AG........................................   3,175     95,419
    Deutsche Pfandbriefbank AG..................................  23,435    327,220
    Deutsche Telekom AG......................................... 330,061  5,530,139
    Deutsche Wohnen SE..........................................  13,006    585,857
*   Dialog Semiconductor P.L.C..................................  17,913    696,890
    DIC Asset AG................................................   9,629    105,649
    DMG Mori AG.................................................   4,388    226,290
    Dr Hoenle AG................................................     981     61,951
    Draegerwerk AG & Co. KGaA...................................     801     37,395
    Duerr AG....................................................  16,230    733,985
    E.ON SE..................................................... 197,282  2,121,122
    Eckert & Ziegler Strahlen- und Medizintechnik AG............   1,205    106,331
    EDAG Engineering Group AG...................................   3,367     52,918
    Elmos Semiconductor AG......................................   4,335    119,440
    ElringKlinger AG............................................   5,449     41,330
    Energiekontor AG............................................   2,205     37,784
    Evonik Industries AG........................................  27,076    808,290
    Ferratum Oyj................................................     573      7,741
    Fielmann AG.................................................   4,381    311,486
    First Sensor AG.............................................     731     19,626
    FORTEC Elektronik AG........................................      65      1,529
    Francotyp-Postalia Holding AG, Class A......................   2,956     11,990
    Fraport AG Frankfurt Airport Services Worldwide.............   7,592    631,997
    Freenet AG..................................................  45,068  1,058,882
    Fresenius Medical Care AG & Co. KGaA........................  28,159  2,373,337
    Fuchs Petrolub SE...........................................   4,496    179,530
    GEA Group AG................................................  19,694    551,780
    Gerresheimer AG.............................................   9,780    736,849
    Gesco AG....................................................   2,374     68,761
    GFT Technologies SE.........................................   5,152     52,540
    Grand City Properties SA....................................  19,175    451,839
    GRENKE AG...................................................     346     36,912
    H&R GmbH & Co. KGaA.........................................   3,109     25,732
    Hamburger Hafen und Logistik AG.............................  10,573    266,882
    Hannover Rueck SE...........................................   2,333    352,306
    Hapag-Lloyd AG..............................................   6,086    187,377
    HeidelbergCement AG.........................................  10,198    825,223
*   Heidelberger Druckmaschinen AG..............................  78,275    146,658

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
GERMANY -- (Continued)
    Hella GmbH & Co KGaA........................................ 12,571 $  685,737
    Henkel AG & Co. KGaA........................................  1,460    139,224
    Highlight Communications AG.................................  1,578      8,062
    Hochtief AG.................................................  1,791    267,770
    Hornbach Holding AG & Co. KGaA..............................  2,702    146,484
    Hugo Boss AG................................................ 13,109    915,980
    Indus Holding AG............................................  5,552    295,842
    Infineon Technologies AG.................................... 83,750  1,985,344
*   Innogy SE................................................... 10,575    458,745
    Isra Vision AG..............................................  1,475     59,311
    IVU Traffic Technologies AG.................................  3,262     29,852
    Jenoptik AG.................................................  7,124    281,959
    K+S AG...................................................... 31,515    641,720
    KION Group AG............................................... 18,471  1,270,669
    Kloeckner & Co. SE.......................................... 12,707     89,408
    Koenig & Bauer AG...........................................  3,072    149,345
    KSB SE & Co. KGaA...........................................     11      4,083
    KWS Saat SE.................................................  1,695    115,007
    Lanxess AG.................................................. 21,679  1,255,406
    LEG Immobilien AG...........................................  7,693    897,616
    Leifheit AG.................................................  1,553     37,945
    Leoni AG....................................................  9,337    215,908
*   LPKF Laser & Electronics AG.................................  1,872     18,510
*   Manz AG.....................................................    577     16,042
    MasterFlex SE...............................................    948      6,913
    METRO AG.................................................... 60,356  1,025,540
    MLP SE...................................................... 16,050     80,903
    MTU Aero Engines AG.........................................  6,538  1,542,508
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...  4,591  1,142,488
    Nemetschek SE...............................................  3,551    656,936
    Nexus AG....................................................    544     15,582
*   Nordex SE................................................... 10,527    171,000
    Norma Group SE.............................................. 12,279    580,599
    OHB SE......................................................  2,122     84,957
    OSRAM Licht AG.............................................. 14,114    485,451
    Paragon GmbH & Co. KGaA.....................................    295      9,345
    Patrizia Immobilien AG......................................  8,646    180,333
*   Petro Welt Technologies AG..................................  1,302      7,372
    Pfeiffer Vacuum Technology AG...............................  2,404    404,118
    PNE AG...................................................... 20,038     55,307
    Progress-Werk Oberkirch AG..................................    549     16,356
    ProSiebenSat.1 Media SE..................................... 42,290    668,544
    PSI Software AG.............................................  1,741     36,160
    Puma SE.....................................................    228    141,217
    Puma SE.....................................................    113     69,898
    QIAGEN NV...................................................    507     19,734
*   QIAGEN NV...................................................  8,387    324,770
    QSC AG...................................................... 38,579     65,112
*   R Stahl AG..................................................    287      8,118
    Rational AG.................................................    420    283,615
    RIB Software SE.............................................  1,858     36,606
*   Rocket Internet SE.......................................... 12,391    327,378
    RTL Group SA................................................  8,129    458,054
    RWE AG...................................................... 54,820  1,406,135
    S&T AG......................................................  7,279    196,668
    SAF-Holland SA.............................................. 15,350    191,544
    Salzgitter AG...............................................  9,848    325,488
    SAP SE, Sponsored ADR.......................................  2,290    295,089
    SAP SE......................................................  8,642  1,114,026

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
GERMANY -- (Continued)
*   Schaltbau Holding AG........................................     438 $    13,908
    Scout24 AG..................................................   7,183     370,487
    Secunet Security Networks AG................................     211      25,841
*   Senvion SA..................................................   3,421       3,819
*   SGL Carbon SE...............................................   6,998      62,655
    Shop Apotheke Europe NV.....................................     411      15,930
    SHW AG......................................................     730      16,925
    Siltronic AG................................................   3,390     333,061
    Sixt Leasing SE.............................................   4,411      63,960
    SMA Solar Technology AG.....................................   1,346      30,718
*   SMT Scharf AG...............................................     570       8,273
    Softing AG..................................................     978       8,506
    Software AG.................................................   6,122     233,641
    Stabilus SA.................................................   6,518     363,722
    STRATEC SE..................................................     401      28,277
    Stroeer SE & Co. KGaA.......................................   7,447     504,339
    Suedzucker AG...............................................  11,514     177,193
*   SUESS MicroTec SE...........................................   2,792      36,750
    Surteco Group SE............................................   1,556      43,767
    Symrise AG..................................................   8,978     864,159
    TAG Immobilien AG...........................................  22,864     514,896
    Takkt AG....................................................   8,040     126,546
*   Talanx AG...................................................   9,232     369,467
    Technotrans SE..............................................   2,825      77,539
*   Tele Columbus AG............................................   4,512       9,717
    Telefonica Deutschland Holding AG...........................  97,109     315,346
    Thyssenkrupp AG.............................................  19,380     273,231
    TLG Immobilien AG...........................................  16,652     490,580
*   Tom Tailor Holding SE.......................................   6,607      18,231
    Traffic Systems SE..........................................     623       9,746
    TUI AG......................................................  17,393     194,370
    Uniper SE...................................................  12,376     375,530
    United Internet AG..........................................  32,890   1,322,338
    VERBIO Vereinigte BioEnergie AG.............................   6,536      56,705
    Vonovia SE..................................................  17,326     865,893
    Vossloh AG..................................................   2,156      99,237
    Wacker Chemie AG............................................   4,737     416,421
    Wacker Neuson SE............................................   7,576     210,544
    Washtec AG..................................................   2,225     175,163
    Wirecard AG.................................................   5,101     770,595
    Wuestenrot & Wuerttembergische AG...........................   4,234      86,897
    XING SE.....................................................     503     187,194
*   Zalando SE..................................................   1,838      86,618
                                                                         -----------
TOTAL GERMANY...................................................          77,755,893
                                                                         -----------
HONG KONG -- (3.0%)
    Aeon Credit Service Asia Co., Ltd...........................  22,000      21,942
#   Agritrade Resources, Ltd.................................... 790,000     128,704
    AIA Group, Ltd.............................................. 463,000   4,740,859
    Allied Properties HK, Ltd................................... 342,000      78,522
    Alltronics Holdings, Ltd....................................  43,200       4,998
    APAC Resources, Ltd.........................................  20,000       2,882
#*  Applied Development Holdings, Ltd........................... 235,000      11,617
    Asia Financial Holdings, Ltd................................  40,000      24,316
    Asia Satellite Telecommunications Holdings, Ltd.............   3,000       2,555
    Asia Standard International Group, Ltd...................... 156,000      31,845
    Asiasec Properties, Ltd.....................................  62,000      21,371
    ASM Pacific Technology, Ltd.................................  88,900   1,031,153
    Bank of East Asia, Ltd. (The)...............................  95,253     300,667

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES   VALUE>>
                                                                 --------- --------
HONG KONG -- (Continued)
    BOC Aviation, Ltd...........................................    60,000 $515,729
    BOC Hong Kong Holdings, Ltd.................................   168,000  753,011
    BOE Varitronix, Ltd.........................................    38,000   11,441
*   Bonjour Holdings, Ltd.......................................   234,000    6,001
    Bright Smart Securities & Commodities Group, Ltd............   132,000   30,521
*   Brightoil Petroleum Holdings, Ltd...........................   444,000   84,897
*   Burwill Holdings, Ltd....................................... 1,052,000   18,653
    Cafe de Coral Holdings, Ltd.................................   124,000  305,507
#   Camsing International Holding, Ltd..........................    28,000   29,794
    Cathay Pacific Airways, Ltd.................................   144,000  242,498
    Century City International Holdings, Ltd....................   420,000   37,515
    CGN Mining Co., Ltd.........................................   245,000   12,201
    Chevalier International Holdings, Ltd.......................    12,000   18,816
*   China Best Group Holding, Ltd...............................   290,000    7,109
    China Display Optoelectronics Technology Holdings, Ltd......   176,000   17,089
*   China Energy Development Holdings, Ltd...................... 1,680,000   36,462
    China Motor Bus Co., Ltd....................................     1,400   18,298
#   China New Higher Education Group Ltd........................    53,000   23,700
*   China Strategic Holdings, Ltd............................... 2,830,000   28,773
    Chinese Estates Holdings, Ltd...............................   121,000  126,318
    Chong Hing Bank, Ltd........................................     9,000   17,046
    Chow Sang Sang Holdings International, Ltd..................   104,000  172,823
    Chow Tai Fook Jewellery Group, Ltd..........................   151,000  161,615
    Chuang's China Investments, Ltd.............................   190,000   12,372
    Chuang's Consortium International, Ltd......................   200,000   45,614
    CITIC Telecom International Holdings, Ltd...................   571,000  236,618
    CK Asset Holdings, Ltd......................................    71,308  573,355
    CK Infrastructure Holdings, Ltd.............................    28,000  227,067
    CK Life Sciences Intl Holdings, Inc.........................   852,000   49,494
    CLP Holdings, Ltd...........................................    31,000  351,840
*   CMIC Ocean En-Tech Holding Co., Ltd.........................    51,000    2,698
*   CMMB Vision Holdings, Ltd...................................   312,000    3,219
    CNQC International Holdings, Ltd............................   147,500   29,894
    CNT Group, Ltd..............................................   128,000    5,671
#*  Common Splendor International Health Industry Group, Ltd....   300,000   20,284
#   Convenience Retail Asia, Ltd................................    54,000   27,547
#*  Convoy Global Holdings, Ltd.................................   576,000    2,298
#*  Cosmopolitan International Holdings, Ltd....................    60,000   11,608
#   Cowell e Holdings, Inc......................................   141,000   31,967
    Crocodile Garments..........................................   111,000   10,303
    Cross-Harbour Holdings, Ltd. (The)..........................    37,939   53,204
    CSI Properties, Ltd......................................... 1,190,000   66,768
*   CST Group, Ltd.............................................. 4,280,000   13,094
    Dah Sing Banking Group, Ltd.................................   131,328  251,334
    Dah Sing Financial Holdings, Ltd............................    28,920  151,915
    Dickson Concepts International, Ltd.........................    21,500   11,594
*   Digital Domain Holdings, Ltd................................ 1,110,000   17,311
    Eagle Nice International Holdings, Ltd......................    74,000   27,806
    Emperor Capital Group, Ltd..................................   888,000   41,405
    Emperor Watch & Jewellery, Ltd..............................   810,000   24,693
*   ENM Holdings, Ltd...........................................   156,000   17,719
#*  Esprit Holdings, Ltd........................................   420,400   85,332
*   Eternity Investment, Ltd....................................   710,000   16,293
    Fairwood Holdings, Ltd......................................    16,500   57,737
    Far East Consortium International, Ltd......................   384,829  181,703
*   Far East Holdings International, Ltd........................   147,000    7,312
*   FIH Mobile, Ltd.............................................   573,000   85,647
    First Pacific Co., Ltd......................................   752,000  311,885
*   First Shanghai Investments, Ltd.............................   128,000    9,482

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    Fountain SET Holdings, Ltd..................................   164,000 $   28,802
    Freeman Fintech Corp, Ltd...................................   312,000     13,561
    Future Bright Holdings, Ltd.................................    48,000      3,370
    Get Nice Financial Group, Ltd...............................   101,500     12,697
    Get Nice Holdings, Ltd...................................... 1,580,000     56,423
    Giordano International, Ltd.................................   382,000    181,761
#   Global Brands Group Holding, Ltd............................   143,200     17,517
#*  Gold-Finance Holdings, Ltd..................................    38,000        760
*   Good Resources Holdings, Ltd................................   410,000      8,484
#   Goodbaby International Holdings, Ltd........................   231,000     65,595
    Great Eagle Holdings, Ltd...................................    43,597    205,461
*   Greenheart Group, Ltd.......................................    70,400      4,314
*   G-Resources Group, Ltd...................................... 6,825,600     65,390
#   Guotai Junan International Holdings, Ltd....................   974,000    196,598
#   Haitong International Securities Group, Ltd.................   731,956    265,521
    Hang Lung Group, Ltd........................................   116,000    345,959
    Hang Lung Properties, Ltd...................................   113,000    265,971
    Hang Seng Bank, Ltd.........................................    54,400  1,429,285
    Hanison Construction Holdings, Ltd..........................    26,565      4,574
*   Hao Tian Development Group, Ltd.............................   245,000      6,687
    Henderson Land Development Co., Ltd.........................    40,227    247,925
    HK Electric Investments & HK Electric Investments, Ltd......    91,000     89,174
    HKBN, Ltd...................................................   123,000    220,271
    HKT Trust & HKT, Ltd........................................   580,000    899,236
    Hon Kwok Land Investment Co., Ltd...........................    38,000     19,852
    Hong Kong & China Gas Co., Ltd..............................   121,436    289,899
    Hong Kong Exchanges & Clearing, Ltd.........................    35,048  1,217,526
    Hong Kong Ferry Holdings Co., Ltd...........................    22,000     24,881
*   Hong Kong Finance Investment Holding Group, Ltd.............   216,000     25,077
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................   116,000     43,917
*   Hong Kong Television Network, Ltd...........................    68,000     30,186
    Hongkong & Shanghai Hotels, Ltd. (The)......................   118,000    172,776
    Hongkong Chinese, Ltd.......................................   136,000     20,268
    Honma Golf, Ltd.............................................    25,000     24,925
    Hopewell Holdings, Ltd......................................   135,003    667,704
*   Huan Yue Interactive Holdings, Ltd..........................    95,000      8,353
    Hung Hing Printing Group, Ltd...............................    86,000     14,911
    Hutchison Telecommunications Hong Kong Holdings, Ltd........   306,000    129,599
    Hysan Development Co., Ltd..................................    36,000    201,770
#*  I-CABLE Communications, Ltd.................................    63,112        836
    IGG, Inc....................................................   161,000    204,124
*   Imagi International Holdings, Ltd...........................    31,500      8,848
    International Housewares Retail Co., Ltd....................    59,000     15,495
    IT, Ltd.....................................................   176,000     85,361
    ITC Properties Group, Ltd...................................   117,143     28,967
#   Jacobson Pharma Corp., Ltd..................................    72,000     13,604
    Johnson Electric Holdings, Ltd..............................   100,875    237,482
    Kader Holdings Co., Ltd.....................................   102,000     11,439
    Karrie International Holdings, Ltd..........................   110,000     16,424
    Kerry Logistics Network, Ltd................................   122,500    218,576
    Kerry Properties, Ltd.......................................   102,500    438,738
    Kingmaker Footwear Holdings, Ltd............................    42,000      8,823
    Kingston Financial Group, Ltd...............................   644,000    151,274
    Kowloon Development Co., Ltd................................    85,000    115,587
    Kwoon Chung Bus Holdings, Ltd...............................    22,000     11,811
    Lai Sun Development Co., Ltd................................    55,120     86,262
    Landsea Green Group Co., Ltd................................   264,000     33,050

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................    30,000 $   12,275
*   Lerthai Group, Ltd..........................................    20,000     21,115
    Li & Fung, Ltd.............................................. 1,696,000    281,795
    Lifestyle International Holdings, Ltd.......................   104,000    181,255
    Liu Chong Hing Investment, Ltd..............................    46,000     80,081
    L'Occitane International SA.................................   108,500    194,976
    Luk Fook Holdings International, Ltd........................    97,000    347,550
    Lung Kee Bermuda Holdings...................................    24,000     10,464
    Magnificent Hotel Investment, Ltd...........................   102,000      2,482
    Man Wah Holdings, Ltd.......................................   494,400    254,361
*   Mason Group Holdings, Ltd................................... 3,999,598     65,270
    Master Glory Group, Ltd.....................................   163,500      6,878
#   Microport Scientific Corp...................................    31,000     29,213
    Midland Holdings, Ltd.......................................    65,125     14,219
    Million Hope Industries Holdings, Ltd.......................    10,626        989
    Ming Fai International Holdings, Ltd........................    64,000      9,225
    Miramar Hotel & Investment..................................    31,000     65,146
    Modern Dental Group, Ltd....................................    72,000     12,393
*   Mongolian Mining Corp.......................................   552,000     10,363
    MTR Corp., Ltd..............................................    18,061    107,597
    Nameson Holdings, Ltd.......................................   206,000     18,619
*   New Times Energy Corp., Ltd.................................   280,000      3,607
    New World Development Co., Ltd..............................   709,083  1,174,745
*   NewOcean Energy Holdings, Ltd...............................   238,000     65,582
    OP Financial, Ltd...........................................   108,000     34,285
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.......   275,000     10,336
    Oriental Watch Holdings.....................................   118,000     34,924
    Oshidori International Holdings, Ltd........................ 1,080,000    171,150
    Pacific Basin Shipping, Ltd................................. 1,279,000    262,785
    Pacific Textiles Holdings, Ltd..............................   300,000    253,849
    Paliburg Holdings, Ltd......................................    58,000     23,830
    PC Partner Group, Ltd.......................................    60,000     16,494
    PCCW, Ltd................................................... 1,150,000    693,427
    Perfect Shape Medical, Ltd..................................    88,000     27,508
    Pico Far East Holdings, Ltd.................................   162,000     59,584
    Playmates Holdings, Ltd.....................................   140,000     20,685
    Playmates Toys, Ltd.........................................   212,000     19,465
    Polytec Asset Holdings, Ltd.................................   263,500     37,635
    Power Assets Holdings, Ltd..................................    29,000    202,280
    Prada SpA...................................................    65,000    182,827
    Public Financial Holdings, Ltd..............................   104,000     45,482
*   PYI Corp., Ltd..............................................   568,000      8,478
*   Rare Earth Magnesium Technology Group Holdings, Ltd.........   350,000      9,958
*   Realord Group Holdings, Ltd.................................    30,000     18,279
    Regal Hotels International Holdings, Ltd....................    76,000     47,595
*   Regent Pacific Group, Ltd...................................   410,000     13,092
    Regina Miracle International Holdings, Ltd..................    87,000     69,799
#   Sa Sa International Holdings, Ltd...........................   369,700    125,524
    Samsonite International SA..................................   381,000  1,092,700
    SAS Dragon Holdings, Ltd....................................    64,000     21,062
    SEA Holdings, Ltd...........................................    39,706     50,712
    Shangri-La Asia, Ltd........................................   144,000    204,161
    Shenwan Hongyuan HK, Ltd....................................    67,500     15,773
    Shun Ho Property Investments, Ltd...........................     1,683        613
    Shun Tak Holdings, Ltd......................................   252,000    112,267
    Singamas Container Holdings, Ltd............................   386,000     68,407
    Sino Land Co., Ltd..........................................   246,188    433,058
    SITC International Holdings Co., Ltd........................   364,000    387,502

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
HONG KONG -- (Continued)
    Sitoy Group Holdings, Ltd...................................    46,000 $    10,777
    SmarTone Telecommunications Holdings, Ltd...................   151,500     157,891
*   SOCAM Development, Ltd......................................    22,875       5,684
*   Solartech International Holdings, Ltd.......................   400,000       3,886
    Soundwill Holdings, Ltd.....................................    25,500      38,184
*   South Shore Holdings, Ltd...................................   110,000       4,559
    Stella International Holdings, Ltd..........................    99,000     175,672
    Sun Hung Kai & Co., Ltd.....................................   115,000      57,353
    Sun Hung Kai Properties, Ltd................................    45,196     780,008
    SUNeVision Holdings, Ltd....................................   106,000      90,489
    Swire Pacific, Ltd., Class A................................    58,000     734,481
    Swire Pacific, Ltd., Class B................................   112,500     223,129
    Swire Properties, Ltd.......................................    42,000     170,911
*   Synergy Group Holdings International, Ltd...................   136,000      16,309
    TAI Cheung Holdings, Ltd....................................    41,000      43,441
    Tao Heung Holdings, Ltd.....................................    46,000       8,976
    Techtronic Industries Co., Ltd..............................   109,000     788,778
    Television Broadcasts, Ltd..................................    62,400     122,594
    Texwinca Holdings, Ltd......................................   224,000      89,049
    TK Group Holdings, Ltd......................................    54,000      36,463
#*  TOM Group, Ltd..............................................   124,000      28,962
#*  Town Health International Medical Group, Ltd................   210,998      18,559
    Tradelink Electronic Commerce, Ltd..........................   164,000      29,697
    Transport International Holdings, Ltd.......................    54,000     164,878
*   Trinity, Ltd................................................    32,000       1,551
    Tsui Wah Holdings, Ltd......................................   168,000      18,001
#   United Laboratories International Holdings, Ltd. (The)......   150,000      87,836
*   Value Convergence Holdings, Ltd.............................   192,000      17,377
    Value Partners Group, Ltd...................................   339,000     255,514
    Vantage International Holdings, Ltd.........................   100,000       9,194
    Vedan International Holdings, Ltd...........................   124,000      12,192
    Victory City International Holdings, Ltd.................... 1,980,662      22,965
    Vitasoy International Holdings, Ltd.........................    98,000     493,449
#   VPower Group International Holdings, Ltd....................   101,000      36,468
#   VSTECS Holdings, Ltd........................................   196,000     107,320
    VTech Holdings, Ltd.........................................    59,200     540,892
    Wai Kee Holdings, Ltd.......................................    34,000      23,073
    Wang On Group, Ltd.......................................... 3,440,000      39,007
    WH Group, Ltd............................................... 1,218,500   1,441,745
    Wharf Holdings, Ltd. (The)..................................    91,000     261,531
    Wharf Real Estate Investment Co., Ltd.......................    28,000     214,600
    Wheelock & Co., Ltd.........................................    48,000     342,068
    Win Hanverky Holdings, Ltd..................................   108,000      13,621
    Winfull Group Holdings, Ltd.................................   496,000       6,765
    Wing On Co. International, Ltd..............................     9,000      30,688
    Wing Tai Properties, Ltd....................................    62,000      47,088
*   Wonderful Sky Financial Group Holdings, Ltd.................    46,000       7,511
    Xinyi Glass Holdings, Ltd...................................   514,000     587,876
    YT Realty Group, Ltd........................................    38,309      11,438
    Yue Yuen Industrial Holdings, Ltd...........................   187,000     604,006
                                                                           -----------
TOTAL HONG KONG.................................................            38,145,244
                                                                           -----------
IRELAND -- (0.7%)
    AIB Group P.L.C.............................................    52,112     242,106
    Bank of Ireland Group P.L.C.................................   135,930     868,933
    CRH P.L.C...................................................     3,476     116,935
    CRH P.L.C., Sponsored ADR...................................    86,820   2,921,493
    Datalex P.L.C...............................................    13,426      13,808
    FBD Holdings P.L.C..........................................     4,057      41,105

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
IRELAND -- (Continued)
    Glanbia P.L.C...............................................  64,633 $1,188,698
*   IFG Group P.L.C.............................................   4,791     11,632
*   Independent News & Media P.L.C..............................  61,393      7,098
    Irish Continental Group P.L.C...............................  65,808    371,556
    Kerry Group P.L.C., Class A.................................   7,705    863,027
    Kingspan Group P.L.C........................................  31,744  1,668,909
*   Permanent TSB Group Holdings P.L.C..........................  13,273     20,478
    Smurfit Kappa Group P.L.C...................................  34,107  1,000,165
                                                                         ----------
TOTAL IRELAND...................................................          9,335,943
                                                                         ----------
ISRAEL -- (0.9%)
    Adgar Investment and Development, Ltd.......................   6,846     12,411
*   ADO Group, Ltd..............................................   2,397     50,267
    Afcon Holdings, Ltd.........................................     286     15,765
*   Africa Israel Properties, Ltd...............................   2,148     58,401
    Africa Israel Residences, Ltd...............................     740     14,270
*   Airport City, Ltd...........................................  11,254    186,888
*   Allot, Ltd..................................................   3,159     23,705
    Alony Hetz Properties & Investments, Ltd....................  19,674    239,763
    Alrov Properties and Lodgings, Ltd..........................   1,668     59,935
    Amot Investments, Ltd.......................................  16,980    100,109
    Arad, Ltd...................................................   1,741     22,571
*   Arko Holdings, Ltd..........................................  52,460     21,606
    Ashtrom Group, Ltd..........................................   4,557     29,862
    Ashtrom Properties, Ltd.....................................   9,439     47,376
    Avgol Industries 1953, Ltd..................................  23,344     25,016
*   Azorim-Investment Development & Construction Co., Ltd.......  22,077     26,395
    Azrieli Group, Ltd..........................................   3,059    174,279
    Bank Hapoalim BM............................................ 129,193    951,094
    Bank Leumi Le-Israel BM..................................... 217,944  1,492,467
    Bayside Land Corp...........................................     149     73,093
    Bezeq The Israeli Telecommunication Corp., Ltd..............  81,788     55,949
    Big Shopping Centers, Ltd...................................     833     58,333
    Blue Square Real Estate, Ltd................................     814     32,225
*   Brack Capital Properties NV.................................     439     46,328
    Carasso Motors, Ltd.........................................   2,219     10,692
    Castro Model, Ltd...........................................     354      6,787
#*  Cellcom Israel, Ltd.........................................  11,947     50,026
*   Cellcom Israel, Ltd.........................................   3,337     13,682
*   Ceragon Networks, Ltd.......................................   7,505     28,744
*   Clal Insurance Enterprises Holdings, Ltd....................   7,038     97,708
    Danel Adir Yeoshua, Ltd.....................................     247     14,431
    Delek Automotive Systems, Ltd...............................   9,595     43,220
    Delek Group, Ltd............................................   1,208    230,048
    Delta-Galil Industries, Ltd.................................   3,106     93,825
    Dexia Israel Bank, Ltd......................................      87     17,177
    Direct Insurance Financial Investments, Ltd.................   3,306     37,210
    Dor Alon Energy in Israel 1988, Ltd.........................     967     15,968
*   El Al Israel Airlines.......................................  62,551     15,734
    Electra Consumer Products 1970, Ltd.........................   2,972     39,235
    Electra, Ltd................................................     371    101,611
*   Energix-Renewable Energies, Ltd.............................  10,003     17,680
*   Equital, Ltd................................................   5,972    178,114
*   First International Bank Of Israel, Ltd.....................  10,866    273,072
    FMS Enterprises Migun, Ltd..................................     330      9,110
    Formula Systems 1985, Ltd...................................   2,261    107,989
    Fox Wizel, Ltd..............................................   2,984     84,126
    Gilat Satellite Networks, Ltd...............................   2,199     19,631
    Hadera Paper, Ltd...........................................   1,308     93,679

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
ISRAEL -- (Continued)
    Hamlet Israel-Canada, Ltd...................................     477 $    10,428
    Harel Insurance Investments & Financial Services, Ltd.......  34,538     258,911
    Hilan, Ltd..................................................   2,773      76,517
    IDI Insurance Co., Ltd......................................   1,400      65,410
    IES Holdings, Ltd...........................................     544      27,539
*   Industrial Buildings Corp., Ltd.............................  30,451      52,792
    Inrom Construction Industries, Ltd..........................   7,714      28,303
    Israel Chemicals, Ltd.......................................  54,893     291,470
    Israel Discount Bank, Ltd., Class A......................... 262,047   1,022,947
    Israel Land Development--Urban Renewal, Ltd.................   1,404      12,988
    Isras Investment Co., Ltd...................................     211      30,580
    Kenon Holdings, Ltd.........................................   2,757      54,124
    Kerur Holdings, Ltd.........................................     968      25,432
    Klil Industries, Ltd........................................     213      17,515
    Maabarot Products, Ltd......................................     805       9,090
    Magic Software Enterprises, Ltd.............................   1,344      13,082
    Malam--Team, Ltd............................................     164      18,733
    Matrix IT, Ltd..............................................   6,841      91,181
    Maytronics, Ltd.............................................   8,431      57,260
    Mediterranean Towers, Ltd...................................  18,802      35,704
    Mega Or Holdings, Ltd.......................................   3,782      49,615
    Meitav Dash Investments, Ltd................................   7,248      22,776
    Melisron, Ltd...............................................   1,602      80,959
    Menora Mivtachim Holdings, Ltd..............................   7,969     102,581
    Migdal Insurance & Financial Holding, Ltd................... 104,926     108,888
    Mivtach Shamir Holdings, Ltd................................     595      10,769
#   Mizrahi Tefahot Bank, Ltd...................................  21,435     464,005
    Naphtha Israel Petroleum Corp., Ltd.........................  12,979      78,853
    Nawi Brothers, Ltd..........................................   6,200      36,330
    Neto ME Holdings, Ltd.......................................     380      32,436
*   Nice, Ltd...................................................     653      89,954
*   Nice, Ltd., Sponsored ADR...................................   2,267     312,529
*   Nova Measuring Instruments, Ltd.............................   4,633     129,684
*   Oil Refineries, Ltd......................................... 527,463     259,112
    One Software Technologies, Ltd..............................     286      13,439
    OPC Energy, Ltd.............................................   3,473      23,255
    Palram Industries 1990, Ltd.................................   1,581       8,232
*   Partner Communications Co., Ltd.............................  34,075     154,068
*   Partner Communications Co., Ltd., ADR.......................   1,321       6,129
    Paz Oil Co., Ltd............................................   3,228     470,594
    Phoenix Holdings, Ltd. (The)................................  33,483     191,140
    Plasson Industries, Ltd.....................................     968      41,105
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........   1,201      62,761
    Scope Metals Group, Ltd.....................................   1,610      42,989
    Shapir Engineering and Industry, Ltd........................  29,722     107,093
*   Shikun & Binui, Ltd.........................................  61,820     159,928
    Shufersal, Ltd..............................................  27,713     184,285
    Strauss Group, Ltd..........................................   5,149     131,347
    Summit Real Estate Holdings, Ltd............................   6,014      54,787
#*  Suny Cellular Communication, Ltd............................  24,074      14,439
    Tadiran Holdings, Ltd.......................................     495      13,678
*   Tower Semiconductor, Ltd....................................  14,875     267,304
*   Tower Semiconductor, Ltd....................................   5,566     101,580
*   Union Bank of Israel........................................   2,641      12,768
    YH Dimri Construction & Development, Ltd....................   1,190      22,074
                                                                         -----------
TOTAL ISRAEL....................................................          11,479,099
                                                                         -----------
ITALY -- (2.8%)
    A2A SpA..................................................... 396,285     663,237

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ITALY -- (Continued)
    ACEA SpA....................................................    15,647 $  284,547
*   Aeffe SpA...................................................     5,749     19,033
    Amplifon SpA................................................    14,773    284,201
    Anima Holding SpA...........................................    45,597    181,723
    Aquafil SpA.................................................     2,441     26,537
*   Arnoldo Mondadori Editore SpA...............................    26,239     50,276
    Ascopiave SpA...............................................     8,110     34,910
    Assicurazioni Generali SpA..................................    92,081  1,786,559
#*  Astaldi SpA.................................................    15,778     12,340
    Atlantia SpA................................................    20,349    555,530
    Autogrill SpA...............................................    25,173    244,629
    Avio SpA....................................................     2,121     30,097
#   Azimut Holding SpA..........................................    31,975    646,586
#   B&C Speakers SpA............................................       646      8,580
#*  Banca Carige SpA............................................    40,876         50
    Banca Farmafactoring SpA....................................    14,238     84,084
    Banca Generali SpA..........................................     8,183    231,210
    Banca IFIS SpA..............................................     5,863    101,263
    Banca Mediolanum SpA........................................    22,850    167,828
#*  Banca Monte dei Paschi di Siena SpA.........................    18,901     28,722
    Banca Popolare di Sondrio SCPA..............................   117,655    320,295
    Banca Profilo SpA...........................................    37,962      7,128
    Banca Sistema SpA...........................................     9,819     18,488
#*  Banco BPM SpA...............................................   261,561    622,651
    Banco di Desio e della Brianza SpA..........................     6,714     15,328
    BasicNet SpA................................................     5,935     36,330
    BE..........................................................    12,564     14,938
*   BF SpA......................................................     5,355     15,622
    Biesse SpA..................................................     2,053     45,749
    BPER Banca..................................................    72,362    347,908
    Brembo SpA..................................................    28,667    377,091
    Brunello Cucinelli SpA......................................     5,789    210,464
#   Buzzi Unicem SpA............................................    15,525    346,140
    Cairo Communication SpA.....................................    17,083     70,515
    Cementir Holding SpA........................................     7,248     52,633
    Cerved Group SpA............................................    24,908    243,430
    CIR-Compagnie Industriali Riunite SpA.......................    85,893    105,747
    Credito Emiliano SpA........................................    25,960    148,307
*   Credito Valtellinese SpA.................................... 1,720,981    138,577
#*  d'Amico International Shipping SA...........................    34,823      3,544
    Danieli & C Officine Meccaniche SpA.........................     3,400     69,283
    Datalogic SpA...............................................     2,952     70,059
    De' Longhi SpA..............................................     9,038    231,669
    DeA Capital SpA.............................................    19,837     34,534
    DiaSorin SpA................................................     3,572    349,187
    doBank SpA..................................................       814     11,497
    El.En. SpA..................................................       405      8,229
#*  Elica SpA...................................................     4,248     11,113
    Emak SpA....................................................    12,990     19,823
    Enav SpA....................................................    20,262    110,649
    Enel SpA....................................................   507,792  3,215,421
    Eni SpA.....................................................   251,305  4,282,523
    Eni SpA, Sponsored ADR......................................     3,109    105,488
    ERG SpA.....................................................     9,634    177,971
    Esprinet SpA................................................     9,762     39,802
*   Exprivia SpA................................................     6,596      8,919
    Falck Renewables SpA........................................    40,994    146,683
    Ferrari NV..................................................     5,231    709,502
    Ferrari NV..................................................     1,916    260,633

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ITALY -- (Continued)
    Fiat Chrysler Automobiles NV................................ 108,658 $1,674,571
    Fiat Chrysler Automobiles NV................................  83,504  1,286,797
*   Fiera Milano SpA............................................   3,369     17,697
    FinecoBank Banca Fineco SpA.................................  53,709    707,451
    FNM SpA.....................................................  35,502     20,291
*   GEDI Gruppo Editoriale SpA..................................  13,362      5,163
    Geox SpA....................................................  10,145     18,909
    Gruppo MutuiOnline SpA......................................   3,454     66,822
    Hera SpA.................................................... 161,633    575,373
#   IMA Industria Macchine Automatiche SpA......................   2,404    189,041
*   IMMSI SpA...................................................  64,785     38,464
    Infrastrutture Wireless Italiane SpA........................  13,961    115,723
*   Intek Group SpA.............................................  60,280     21,670
    Interpump Group SpA.........................................   7,570    284,664
    Intesa Sanpaolo SpA......................................... 399,230  1,045,989
    Iren SpA.................................................... 119,253    278,916
    Italgas SpA.................................................  85,312    532,901
    Italmobiliare SpA...........................................   2,762     61,496
    IVS Group SA................................................     645      7,781
    La Doria SpA................................................   1,769     16,138
    Maire Tecnimont SpA.........................................  33,875    121,212
    MARR SpA....................................................   5,647    137,160
    Massimo Zanetti Beverage Group SpA..........................   3,336     22,977
#*  Mediaset SpA................................................ 130,980    436,045
    Mediobanca Banca di Credito Finanziario SpA................. 110,468  1,170,884
    Moncler SpA.................................................  20,825    856,205
#*  Mondo TV SpA................................................   2,962      4,459
*   Openjobmetis SpA agenzia per il lavoro......................     850      7,146
#*  OVS SpA.....................................................  65,769    137,243
    Piaggio & C SpA.............................................  71,436    197,381
    Prima Industrie SpA.........................................     595     13,471
    Prysmian SpA................................................   6,911    133,441
    RAI Way SpA.................................................  18,777     98,823
    Recordati SpA...............................................   8,772    354,457
    Reno de Medici SpA..........................................  51,419     40,723
    Reply SpA...................................................   2,544    165,828
#   Retelit SpA.................................................  14,038     24,007
*   Rizzoli Corriere Della Sera Mediagroup SpA..................  24,091     35,028
    Sabaf SpA...................................................   1,265     22,217
    SAES Getters SpA............................................     993     24,045
#*  Safilo Group SpA............................................   7,495      7,937
*   Saipem SpA..................................................  49,837    252,796
#   Salini Impregilo SpA........................................  11,659     24,346
    Salvatore Ferragamo SpA.....................................   5,986    135,809
    Saras SpA................................................... 209,638    374,540
    Servizi Italia SpA..........................................   2,903     12,821
    Sesa SpA....................................................   1,124     34,994
    Snam SpA....................................................  86,406    439,883
    Societa Cattolica di Assicurazioni SC.......................  44,344    413,154
    Societa Iniziative Autostradali e Servizi SpA...............  14,799    244,012
*   Sogefi SpA..................................................  12,614     20,014
#   SOL SpA.....................................................   5,393     72,539
    Tamburi Investment Partners SpA.............................   3,882     27,672
    Technogym SpA...............................................  17,901    219,666
    Tenaris SA..................................................   6,644     92,098
    Terna Rete Elettrica Nazionale SpA.......................... 111,736    670,322
*   Tinexta S.p.A...............................................   2,082     26,522
#*  Tiscali SpA................................................. 259,219      4,251
    Tod's SpA...................................................   1,485     73,030

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
ITALY -- (Continued)
#*  TREVI--Finanziaria Industriale SpA..........................   7,195 $     2,426
    UniCredit SpA...............................................  55,222     764,502
    Unieuro SpA.................................................   1,036      17,121
#   Unione di Banche Italiane SpA............................... 184,750     576,767
    Unipol Gruppo SpA........................................... 121,335     618,098
    UnipolSai Assicurazioni SpA................................. 201,058     550,941
    Zignago Vetro SpA...........................................   4,955      63,212
                                                                         -----------
TOTAL ITALY.....................................................          35,153,894
                                                                         -----------
JAPAN -- (21.0%)
    77 Bank, Ltd. (The).........................................   9,600     137,759
    A&A Material Corp...........................................   1,500      14,053
    A&D Co., Ltd................................................   7,100      58,212
    ABC-Mart, Inc...............................................   1,400      87,010
    Abist Co., Ltd..............................................     900      25,644
    Access Co., Ltd.............................................   4,500      36,280
    Achilles Corp...............................................   3,200      56,753
    Acom Co., Ltd...............................................  13,900      48,846
    Adastria Co., Ltd...........................................   7,780     191,296
    ADEKA Corp..................................................  20,700     310,986
    Ad-sol Nissin Corp..........................................     800      12,074
    Adtec Plasma Technology Co., Ltd............................   1,000       7,585
    Advan Co., Ltd..............................................   4,000      37,299
    Advance Create Co., Ltd.....................................     700      11,553
#   Advanex, Inc................................................     500       7,932
    Advantest Corp..............................................   6,300     178,660
#   Adventure, Inc..............................................     300      12,299
    Aeon Co., Ltd...............................................  51,565     953,268
    Aeon Delight Co., Ltd.......................................   4,300     144,777
    Aeon Fantasy Co., Ltd.......................................   2,600      62,160
    AEON Financial Service Co., Ltd.............................  17,100     355,022
    Aeon Hokkaido Corp..........................................   4,700      31,092
    Aeon Mall Co., Ltd..........................................   8,400     128,965
#   Aeria, Inc..................................................   5,000      27,549
    AGC, Inc....................................................  37,500   1,279,418
    Agro-Kanesho Co., Ltd.......................................     600      12,237
    Ahresty Corp................................................   4,600      26,391
    Ai Holdings Corp............................................   6,700     109,484
    Aica Kogyo Co., Ltd.........................................   4,300     149,195
    Aichi Bank, Ltd. (The)......................................   2,200      71,838
    Aichi Corp..................................................   7,900      53,979
    Aichi Steel Corp............................................   2,600      79,847
    Aichi Tokei Denki Co., Ltd..................................     500      18,578
    Aida Engineering, Ltd.......................................  11,500      90,732
*   Aiful Corp..................................................  51,500     120,831
    Aigan Co., Ltd..............................................   2,100       4,970
#   Ain Holdings, Inc...........................................   6,100     485,223
    Aiphone Co., Ltd............................................   2,000      31,580
    Air Water, Inc..............................................  41,100     626,925
    Airport Facilities Co., Ltd.................................   6,100      30,209
    Aisan Industry Co., Ltd.....................................  10,100      68,462
    Aisin Seiki Co., Ltd........................................  18,318     708,630
    AIT Corp....................................................   1,200      11,678
#   Aizawa Securities Co., Ltd..................................   9,400      56,529
    Ajis Co., Ltd...............................................   1,100      34,177
    Akatsuki Corp...............................................   3,800       9,748
    Akatsuki, Inc...............................................   1,700      77,433
*   Akebono Brake Industry Co., Ltd.............................  28,700      33,365
    Akita Bank, Ltd. (The)......................................   3,500      69,119

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Albis Co., Ltd..............................................  1,400 $ 28,590
#   Alconix Corp................................................  5,900   70,256
    Alfresa Holdings Corp.......................................  3,100   86,502
    Alinco, Inc.................................................  3,800   33,224
#   Alleanza Holdings Co., Ltd..................................  2,500   19,239
*   Allied Telesis Holdings K.K................................. 15,600   11,504
    Alpen Co., Ltd..............................................  4,100   63,751
    Alpha Corp..................................................  1,500   17,043
    Alps Alpine Co., Ltd........................................ 46,308  979,357
    Alps Logistics Co., Ltd.....................................  1,800   13,507
    Altech Corp.................................................  3,300   57,558
    Amada Holdings Co., Ltd..................................... 21,200  237,654
    Amano Corp..................................................  9,200  240,421
    Amiyaki Tei Co., Ltd........................................    600   18,697
    Amuse, Inc..................................................    600   14,259
    ANA Holdings, Inc...........................................  1,700   59,494
    Anest Iwata Corp............................................  3,400   29,698
*   Anicom Holdings, Inc........................................    500   15,518
#   Anritsu Corp................................................  1,700   29,568
    AOI Electronics Co., Ltd....................................    900   19,421
    AOI TYO Holdings, Inc.......................................  4,066   27,905
    AOKI Holdings, Inc..........................................  9,700  101,376
#   Aomori Bank, Ltd. (The).....................................  4,600  120,327
    Aoyama Trading Co., Ltd.....................................  6,900  151,558
#   Aoyama Zaisan Networks Co., Ltd.............................    700   10,011
    Aozora Bank, Ltd............................................ 13,600  332,296
#   Apaman Co., Ltd.............................................  3,300   22,338
    Arakawa Chemical Industries, Ltd............................  4,300   58,011
    Arata Corp..................................................  2,600   92,885
    Araya Industrial Co., Ltd...................................    800   11,309
    Arcland Sakamoto Co., Ltd...................................  6,900   89,688
    Arcland Service Holdings Co., Ltd...........................  2,200   39,201
    Arcs Co., Ltd...............................................  8,000  162,181
    Arealink Co., Ltd...........................................  1,900   19,399
    Argo Graphics, Inc..........................................  2,000   41,139
    Ariake Japan Co., Ltd.......................................    800   46,748
*   Arisawa Manufacturing Co., Ltd..............................  7,900   60,618
*   Arrk Corp...................................................  1,300    1,218
    Artnature, Inc..............................................  5,000   28,182
    ArtSpark Holdings, Inc......................................  1,700    9,801
    As One Corp.................................................    600   48,021
    Asahi Broadcasting Group Holdings Corp......................  1,500   10,382
    Asahi Co., Ltd..............................................  3,500   42,539
    Asahi Diamond Industrial Co., Ltd........................... 13,100   92,742
    Asahi Holdings, Inc......................................... 10,600  206,336
    Asahi Intecc Co., Ltd.......................................  6,400  324,217
    Asahi Kogyosha Co., Ltd.....................................  1,076   29,283
    Asahi Net, Inc..............................................  2,800   15,069
    Asahi Printing Co., Ltd.....................................  1,200   11,570
    ASAHI YUKIZAI Corp..........................................  3,400   55,076
    Asanuma Corp................................................  1,700   37,680
#   Asax Co., Ltd...............................................  2,400   11,476
    Ashimori Industry Co., Ltd..................................  1,100   16,004
    Asia Pile Holdings Corp.....................................  6,300   34,275
    Asics Corp..................................................  9,800  120,734
    ASKUL Corp..................................................    400   10,752
    Asti Corp...................................................    600   10,790
#   Asukanet Co., Ltd...........................................  1,300   18,679
    Asunaro Aoki Construction Co., Ltd..........................  3,100   24,111

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
#   Ateam, Inc..................................................  1,900 $ 28,448
*   Atrae, Inc..................................................    400   12,264
    Atsugi Co., Ltd.............................................  5,100   43,034
    Autobacs Seven Co., Ltd.....................................  7,400  129,056
    Aval Data Corp..............................................  1,000   17,245
    Avant Corp..................................................  2,400   35,380
    Avex, Inc................................................... 10,900  138,130
    Awa Bank, Ltd. (The)........................................  6,500  163,638
*   Axell Corp..................................................  1,700    8,003
    Axial Retailing, Inc........................................  4,400  131,074
    Azbil Corp.................................................. 13,400  322,535
    Bandai Namco Holdings, Inc.................................. 13,600  651,995
    Bando Chemical Industries, Ltd..............................  7,300   71,164
    Bank of Iwate, Ltd. (The)...................................  3,200   92,158
    Bank of Kochi, Ltd. (The)...................................  1,900   14,107
    Bank of Kyoto, Ltd. (The)...................................  7,299  316,299
    Bank of Nagoya, Ltd. (The)..................................  2,699   87,525
    Bank of Okinawa, Ltd. (The).................................  4,780  148,724
    Bank of Saga, Ltd. (The)....................................  4,700   74,438
    Bank of the Ryukyus, Ltd.................................... 11,900  128,831
    Bank of Toyama, Ltd. (The)..................................    400   11,381
    Baroque Japan, Ltd..........................................  3,800   32,896
    BayCurrent Consulting, Inc..................................  4,600  166,691
    Belc Co., Ltd...............................................  2,800  125,512
    Bell System24 Holdings, Inc................................. 11,500  167,773
    Belluna Co., Ltd............................................ 12,000   90,549
    Benefit One, Inc............................................  6,800  142,208
    Benesse Holdings, Inc.......................................  4,000  110,591
*   Bengo4.com, Inc.............................................    700   27,346
    Bic Camera, Inc............................................. 17,200  184,492
    Biofermin Pharmaceutical Co., Ltd...........................    700   14,354
    BML, Inc....................................................  4,100  115,845
    Bookoff Group Holdings, Ltd.................................  3,100   23,837
    Bourbon Corp................................................  2,500   42,167
    BP Castrol K.K..............................................    700    9,169
    Br Holdings Corp............................................  2,800    8,034
#*  BrainPad, Inc...............................................    800   44,815
    Broadleaf Co., Ltd.......................................... 10,400   53,588
    BRONCO BILLY Co., Ltd.......................................  2,600   54,073
    Bunka Shutter Co., Ltd...................................... 13,200   97,382
    C Uyemura & Co., Ltd........................................    600   37,071
    CAC Holdings Corp...........................................  3,200   45,730
    Calbee, Inc.................................................  4,900  135,683
#   Can Do Co., Ltd.............................................  2,200   33,759
    Canare Electric Co., Ltd....................................    700   12,154
    Canon Electronics, Inc......................................  5,100   84,047
    Canon Marketing Japan, Inc..................................  3,400   73,773
    Canon, Inc.................................................. 34,300  951,759
    Capcom Co., Ltd............................................. 14,200  320,404
    Career Design Center Co., Ltd...............................  1,500   19,854
#*  CareerIndex, Inc............................................  1,600   11,453
    Carlit Holdings Co., Ltd....................................  5,200   39,872
    Carta Holdings, Inc.........................................  2,900   31,161
#   Casio Computer Co., Ltd..................................... 15,800  199,020
#   Cawachi, Ltd................................................  3,900   69,053
    Central Automotive Products, Ltd............................  1,900   29,051
    Central Glass Co., Ltd......................................  7,500  175,275
    Central Japan Railway Co....................................  2,400  516,094
    Central Security Patrols Co., Ltd...........................  1,200   56,923

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Central Sports Co., Ltd.....................................  1,800 $ 50,891
    Charm Care Corp. KK.........................................  1,500   22,613
    Chiba Bank, Ltd. (The)...................................... 42,700  224,278
    Chiba Kogyo Bank, Ltd. (The)................................ 12,300   31,710
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H......  4,800   53,805
    CHIMNEY Co., Ltd............................................    500   12,152
    Chino Corp..................................................  1,400   16,461
    Chiyoda Co., Ltd............................................  2,900   45,955
    Chiyoda Integre Co., Ltd....................................  2,200   41,121
    Chofu Seisakusho Co., Ltd...................................  4,700   99,234
    Chori Co., Ltd..............................................  2,600   38,816
    Chubu Electric Power Co., Inc............................... 16,800  244,298
    Chubu Shiryo Co., Ltd.......................................  2,500   27,683
    Chudenko Corp...............................................  6,800  139,232
    Chuetsu Pulp & Paper Co., Ltd...............................  1,800   22,733
    Chugai Ro Co., Ltd..........................................  1,400   23,411
    Chugoku Bank, Ltd. (The).................................... 19,900  192,701
    Chugoku Electric Power Co., Inc. (The)...................... 18,400  219,689
    Chugoku Marine Paints, Ltd.................................. 10,600  100,376
    Chukyo Bank, Ltd. (The).....................................  2,900   57,211
    Chuo Spring Co., Ltd........................................    400   10,561
    Chuo Warehouse Co., Ltd.....................................  1,100   10,404
    CI Takiron Corp.............................................  8,600   51,995
    Citizen Watch Co., Ltd...................................... 34,500  194,519
    CKD Corp.................................................... 13,000  151,202
    CK-San-Etsu Co., Ltd........................................    700   18,222
    Cleanup Corp................................................  4,700   26,298
    CMC Corp....................................................    800   14,760
    CMIC Holdings Co., Ltd......................................  4,000   58,970
    CMK Corp.................................................... 12,600   87,466
    Coca-Cola Bottlers Japan Holdings, Inc......................  7,956  196,437
    cocokara fine, Inc..........................................  3,900  155,279
    Computer Engineering & Consulting, Ltd......................  2,600   51,484
    Computer Institute of Japan, Ltd............................  2,100   17,284
    COMSYS Holdings Corp........................................  6,863  180,561
    Comture Corp................................................  1,700   58,607
    Concordia Financial Group, Ltd.............................. 65,032  253,891
    CONEXIO Corp................................................  5,900   73,261
*   COOKPAD, Inc................................................  3,100    7,557
    Core Corp...................................................  1,200   14,447
    Corona Corp.................................................  3,800   35,902
    Cosel Co., Ltd..............................................  1,300   13,969
    Cosmo Energy Holdings Co., Ltd.............................. 17,600  363,451
#   Cosmos Initia Co., Ltd......................................  2,100   10,607
    Cosmos Pharmaceutical Corp..................................    700  111,902
    Cota Co., Ltd...............................................  1,760   19,847
    CRE, Inc....................................................  2,400   20,869
    Create Medic Co., Ltd.......................................  2,200   19,175
    Create Restaurants Holdings, Inc............................  7,800   93,611
    Create SD Holdings Co., Ltd.................................  4,500  104,081
    Credit Saison Co., Ltd...................................... 20,100  257,171
    Creek & River Co., Ltd......................................  1,300   14,363
    Cresco, Ltd.................................................  2,100   63,963
    CTI Engineering Co., Ltd....................................  3,300   45,354
    CTS Co., Ltd................................................  4,000   24,458
    Cube System, Inc............................................  2,300   16,334
#   CyberAgent, Inc.............................................  6,400  256,539
#*  Cyberstep, Inc..............................................    900    8,598
    Cybozu, Inc.................................................  3,300   31,361

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Dai Nippon Toryo Co., Ltd...................................   5,000 $   47,249
    Daibiru Corp................................................   6,400     56,755
    Daicel Corp.................................................  63,200    709,019
    Dai-Dan Co., Ltd............................................   3,700     82,243
    Daido Kogyo Co., Ltd........................................   2,100     16,400
    Daido Metal Co., Ltd........................................   9,100     57,370
    Daido Steel Co., Ltd........................................   7,200    293,764
    Daidoh, Ltd.................................................   4,900     14,228
    Daifuku Co., Ltd............................................   6,100    375,276
    Daihatsu Diesel Manufacturing Co., Ltd......................   4,800     27,973
    Daihen Corp.................................................   5,000    139,957
    Daiho Corp..................................................   5,000    134,110
    Dai-Ichi Cutter Kogyo K.K...................................   1,000     16,345
    Daiichi Jitsugyo Co., Ltd...................................   1,800     55,567
    Daiichi Kensetsu Corp.......................................     900     12,900
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................   5,600     43,193
    Dai-ichi Life Holdings, Inc.................................  32,700    472,018
    Dai-ichi Seiko Co., Ltd.....................................   2,500     25,651
    Daiichikosho Co., Ltd.......................................   6,800    333,166
    Daiken Corp.................................................   3,000     56,710
    Daiken Medical Co., Ltd.....................................   2,300     11,799
#   Daiki Aluminium Industry Co., Ltd...........................   7,200     42,022
    Daiki Axis Co., Ltd.........................................   1,200      9,298
    Daikokutenbussan Co., Ltd...................................   2,400     82,380
    Daikyonishikawa Corp........................................  11,800    119,013
    Dainichi Co., Ltd...........................................   2,000     12,007
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......   2,700     78,646
    Daio Paper Corp.............................................  18,600    215,341
    Daiohs Corp.................................................   1,500     18,846
    Daiseki Co., Ltd............................................   4,300    118,130
    Daiseki Eco. Solution Co., Ltd..............................   1,300      7,091
    Daishi Hokuetsu Financial Group, Inc........................   6,700    197,192
    Daishinku Corp..............................................   1,900     18,090
    Daisue Construction Co., Ltd................................   1,600     13,353
    Daito Bank, Ltd. (The)......................................   1,100      6,219
    Daito Pharmaceutical Co., Ltd...............................   3,000     96,899
    Daito Trust Construction Co., Ltd...........................   3,600    482,052
    Daitron Co., Ltd............................................   2,500     37,374
    Daiwa House Industry Co., Ltd...............................  54,600  1,530,411
    Daiwa Industries, Ltd.......................................   7,600     88,767
    Daiwa Securities Group, Inc................................. 102,800    478,517
    Daiwabo Holdings Co., Ltd...................................   5,500    281,467
#   DCM Holdings Co., Ltd.......................................  26,600    263,664
    DD Holdings Co., Ltd........................................     700     11,773
#   Dear Life Co., Ltd..........................................   6,600     25,050
    DeNA Co., Ltd...............................................  13,200    206,142
    Denka Co., Ltd..............................................  22,100    667,317
    Denki Kogyo Co., Ltd........................................   2,500     73,318
    Densan System Co., Ltd......................................   1,800     51,955
    Denso Corp..................................................  17,800    777,771
    Dentsu, Inc.................................................   2,600    106,393
    Denyo Co., Ltd..............................................   3,400     43,219
    Descente, Ltd...............................................   2,700     57,196
    Dexerials Corp..............................................  14,400     91,107
    DIC Corp....................................................  21,100    619,781
    Digital Arts, Inc...........................................   1,900    164,058
    Digital Hearts Holdings Co., Ltd............................   1,600     17,990
    Digital Information Technologies Corp.......................   1,000     13,730
#   Dip Corp....................................................   6,500     99,353

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Disco Corp..................................................  2,100 $363,398
    DKS Co., Ltd................................................  2,400   78,399
    DMG Mori Co., Ltd........................................... 20,700  298,497
    Doshisha Co., Ltd...........................................  4,800   76,784
    Double Standard, Inc........................................    800   36,937
    Doutor Nichires Holdings Co., Ltd...........................  4,700   89,648
    Dowa Holdings Co., Ltd...................................... 12,300  401,069
    DSB Co., Ltd................................................  2,000    8,042
    DTS Corp....................................................  3,500  123,962
    Duskin Co., Ltd.............................................  8,000  197,433
    Dvx, Inc....................................................  1,700   14,047
    DyDo Group Holdings, Inc....................................  2,200   98,369
    Dynic Corp..................................................  1,100    7,261
    Eagle Industry Co., Ltd.....................................  7,800   89,384
    Earth Corp..................................................  1,700   77,964
    Ebara Corp.................................................. 14,900  458,575
    Ebara Foods Industry, Inc...................................  1,600   31,376
    Ebara Jitsugyo Co., Ltd.....................................  1,200   22,578
    Eco's Co., Ltd..............................................  2,100   27,814
#   EDION Corp.................................................. 17,700  150,097
    EF-ON, Inc..................................................  6,039   45,404
    eGuarantee, Inc.............................................  3,600   38,509
    E-Guardian, Inc.............................................  1,200   22,897
    Ehime Bank, Ltd. (The)......................................  7,700   73,252
    Eidai Co., Ltd..............................................  6,000   22,181
    Eiken Chemical Co., Ltd.....................................  3,000   53,957
    Eizo Corp...................................................  2,100   80,710
    Elan Corp...................................................  2,000   30,505
    Elecom Co., Ltd.............................................  3,300  110,728
    Electric Power Development Co., Ltd.........................  4,200   97,631
    Elematec Corp...............................................  1,500   27,601
#   EM Systems Co., Ltd.........................................  3,800   51,295
    Endo Lighting Corp..........................................  3,700   27,134
*   Enigmo, Inc.................................................  2,300   61,447
    en-japan, Inc...............................................  5,800  188,876
    Enomoto Co., Ltd............................................    600    4,957
    Enplas Corp.................................................  1,700   48,175
#   Enshu, Ltd..................................................  1,300   13,936
    EPS Holdings, Inc...........................................  7,900  141,635
#   eRex Co., Ltd...............................................  5,300   48,447
#   ES-Con Japan, Ltd........................................... 14,300  101,895
    ESCRIT, Inc.................................................  2,500   14,350
#   Escrow Agent Japan, Inc.....................................  5,500   14,898
    ESPEC Corp..................................................  2,500   49,392
    Excel Co., Ltd..............................................  2,400   42,544
    Exedy Corp..................................................  7,300  167,281
    F@N Communications, Inc..................................... 11,800   72,443
    Faith, Inc..................................................  1,900   14,632
    FALCO HOLDINGS Co., Ltd.....................................  1,900   24,356
    FANUC Corp..................................................  2,000  375,751
    Fast Retailing Co., Ltd.....................................  1,500  867,886
    FCC Co., Ltd................................................ 10,100  209,128
*   FDK Corp....................................................  1,200   11,624
    Feed One Co., Ltd........................................... 23,800   36,610
    Felissimo Corp..............................................  1,000    8,944
    Fenwal Controls of Japan, Ltd...............................  1,200   16,736
    Ferrotec Holdings Corp...................................... 11,300  126,404
#*  FFRI, Inc...................................................    700   20,439
    FIDEA Holdings Co., Ltd..................................... 38,200   45,003

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Financial Products Group Co., Ltd........................... 13,100 $  112,740
#   FINDEX, Inc.................................................  1,800     13,563
    First Bank of Toyama, Ltd. (The)............................ 10,400     35,556
    First Brothers Co., Ltd.....................................  1,700     17,849
    First Juken Co., Ltd........................................  1,100     12,024
#   First-corp, Inc.............................................  1,400     11,703
#   Fixstars Corp...............................................  2,500     33,033
    FJ Next Co., Ltd............................................  3,700     29,659
    Foster Electric Co., Ltd....................................  7,000    109,147
    FP Corp.....................................................  4,300    261,991
    France Bed Holdings Co., Ltd................................  5,400     44,481
#   Freebit Co., Ltd............................................  2,300     23,378
    F-Tech, Inc.................................................  4,000     31,783
    FTGroup Co., Ltd............................................  1,000     12,200
    Fudo Tetra Corp.............................................  4,390     60,395
    Fuji Co., Ltd...............................................  5,300     88,377
    Fuji Corp................................................... 15,300    231,277
    Fuji Corp...................................................  1,800     36,332
    Fuji Corp., Ltd.............................................  7,000     52,892
    Fuji Die Co., Ltd...........................................  1,600      9,162
    Fuji Electric Co., Ltd...................................... 13,400    475,043
    Fuji Furukawa Engineering & Construction Co., Ltd...........    600     10,003
#   Fuji Kyuko Co., Ltd.........................................  2,799    106,084
    Fuji Media Holdings, Inc....................................  8,600    115,736
    Fuji Oil Co., Ltd........................................... 12,400     31,034
    Fuji Oil Holdings, Inc......................................  9,900    318,002
    Fuji Seal International, Inc................................  9,400    328,730
    Fuji Soft, Inc..............................................  1,800     71,198
    Fujibo Holdings, Inc........................................  2,100     52,241
    Fujicco Co., Ltd............................................  3,100     61,306
    Fujikura Composites, Inc....................................  4,800     20,608
    Fujikura Kasei Co., Ltd.....................................  5,000     27,370
    Fujikura, Ltd............................................... 81,000    334,217
    Fujimi, Inc.................................................  2,500     58,204
    Fujimori Kogyo Co., Ltd.....................................  3,900    114,082
    Fujio Food System Co., Ltd..................................    700     18,312
#   Fujisash Co., Ltd........................................... 13,200     10,234
    Fujita Kanko, Inc...........................................  2,000     49,458
    Fujitec Co., Ltd............................................  6,800     83,517
    Fujitsu Frontech, Ltd.......................................  2,700     25,771
    Fujitsu General, Ltd........................................ 12,700    185,452
    Fujitsu, Ltd................................................ 21,500  1,578,414
    Fujiya Co., Ltd.............................................  1,000     18,573
#   FuKoKu Co., Ltd.............................................  2,600     19,289
    Fukuda Corp.................................................  1,200     47,423
    Fukuda Denshi Co., Ltd......................................    700     48,812
    Fukui Bank, Ltd. (The)......................................  5,600     81,763
    Fukui Computer Holdings, Inc................................    700     14,077
    Fukuoka Financial Group, Inc................................  9,628    224,739
*   Fukushima Bank, Ltd. (The)..................................  6,100     17,590
    Fukushima Industries Corp...................................  2,800     97,083
    Fukuyama Transporting Co., Ltd..............................  2,900    111,728
#*  Full Speed, Inc.............................................  2,300     11,188
    FULLCAST Holdings Co., Ltd..................................  3,400     74,982
#*  Funai Electric Co., Ltd.....................................  3,500     25,328
    Funai Soken Holdings, Inc...................................  4,480    116,227
    Furukawa Battery Co., Ltd. (The)............................  4,000     23,981
    Furukawa Electric Co., Ltd.................................. 19,200    506,783
    Furuno Electric Co., Ltd....................................  7,300     61,513

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Furusato Industries, Ltd....................................  2,200 $ 32,251
#   Furuya Metal Co., Ltd.......................................    600   26,035
    Furyu Corp..................................................  5,800   52,540
    Fuso Chemical Co., Ltd......................................  5,800  103,803
    Fuso Pharmaceutical Industries, Ltd.........................  1,700   37,709
    Futaba Corp.................................................  7,400  120,240
    Futaba Industrial Co., Ltd.................................. 15,900  100,296
    Future Corp.................................................  4,600   76,894
    Fuyo General Lease Co., Ltd.................................  5,200  259,724
    G-7 Holdings, Inc...........................................  2,100   47,494
    Gakken Holdings Co., Ltd....................................    800   37,468
    Gakkyusha Co., Ltd..........................................  1,500   17,279
    GCA Corp....................................................  3,400   25,076
    Gecoss Corp.................................................  3,900   35,042
    Genki Sushi Co., Ltd........................................    700   27,244
    Genky DrugStores Co., Ltd...................................  2,000   46,963
    Geo Holdings Corp...........................................  9,700  132,170
#   Geomatec Co., Ltd...........................................  1,800   11,948
    Geostr Corp.................................................  5,000   17,454
    Gfoot Co., Ltd..............................................  2,000   11,586
    Giken, Ltd..................................................  2,900   90,924
    GL Sciences, Inc............................................  1,400   21,681
    GLOBERIDE, Inc..............................................  3,200   92,402
    Glory, Ltd.................................................. 13,200  333,284
    GMO Cloud K.K...............................................    600   22,590
    GMO Financial Holdings, Inc.................................  6,400   34,384
#   GMO internet, Inc........................................... 12,100  187,809
#   GMO Payment Gateway, Inc....................................  2,000  159,483
    Godo Steel, Ltd.............................................  3,000   46,823
    Gokurakuyu Holdings Co., Ltd................................  1,800    9,367
    Goldcrest Co., Ltd..........................................  5,400   71,165
#   Goldwin, Inc................................................  1,500  239,866
    Grandy House Corp...........................................  3,100   12,495
    Gree, Inc................................................... 20,800   81,177
    Greens Co., Ltd.............................................  1,100   15,152
    GS Yuasa Corp............................................... 17,199  345,559
    GSI Creos Corp..............................................  1,500   15,778
    G-Tekt Corp.................................................  5,200   74,183
    Gun-Ei Chemical Industry Co., Ltd...........................    800   19,697
    GungHo Online Entertainment, Inc............................ 37,700  117,620
    Gunma Bank, Ltd. (The)...................................... 36,100  143,160
#*  Gunosy, Inc.................................................  2,500   37,490
    Gurunavi, Inc............................................... 11,400   63,563
    H2O Retailing Corp.......................................... 19,060  242,828
    HABA Laboratories, Inc......................................    500   33,529
    Hachijuni Bank, Ltd. (The).................................. 44,300  178,314
    Hagihara Industries, Inc....................................  2,000   26,143
    Hagiwara Electric Holdings Co., Ltd.........................  1,800   50,002
    Hakudo Co., Ltd.............................................  1,900   26,440
    Hakuhodo DY Holdings, Inc................................... 14,100  238,402
    Hakuto Co., Ltd.............................................  3,600   39,060
#   Hakuyosha Co., Ltd..........................................    400   10,828
    Halows Co., Ltd.............................................  2,300   45,543
    Hamakyorex Co., Ltd.........................................  4,500  166,529
    Hamamatsu Photonics KK......................................  2,400   97,683
    Handsman Co., Ltd...........................................    800    8,861
    Hankyu Hanshin Holdings, Inc................................ 15,400  575,760
    Hanwa Co., Ltd..............................................  8,700  250,764
    Happinet Corp...............................................  4,100   48,748

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Harada Industry Co., Ltd....................................   3,000 $   22,281
    Hard Off Corp. Co., Ltd.....................................   1,400      9,518
    Harima Chemicals Group, Inc.................................   3,800     37,522
    Harmonic Drive Systems, Inc.................................   2,400     95,553
    Haruyama Holdings, Inc......................................   2,200     16,566
    Haseko Corp.................................................  70,600    853,834
    Hayashikane Sangyo Co., Ltd.................................   1,800      9,422
    Hazama Ando Corp............................................  49,100    330,174
    Heiwa Real Estate Co., Ltd..................................   7,200    138,890
    Heiwado Co., Ltd............................................   6,600    121,608
#   Helios Techno Holdings Co., Ltd.............................   4,900     28,968
    Hibino Corp.................................................     900     19,394
    Hibiya Engineering, Ltd.....................................   4,400     73,685
#   Hiday Hidaka Corp...........................................   3,829     69,775
    Hikari Tsushin, Inc.........................................     700    129,786
#   HI-LEX Corp.................................................   5,100     94,497
#   Himaraya Co., Ltd...........................................   1,200      9,281
    Hinokiya Group Co., Ltd.....................................   1,900     38,938
    Hioki EE Corp...............................................   1,200     43,313
#   Hirakawa Hewtech Corp.......................................   2,600     32,439
#   Hiramatsu, Inc..............................................   9,300     28,591
#   Hirano Tecseed Co., Ltd.....................................   1,800     30,235
    Hirata Corp.................................................   1,800    124,109
    Hirose Electric Co., Ltd....................................     600     69,540
#*  Hirose Tusyo, Inc...........................................     900     14,519
    Hiroshima Bank, Ltd. (The)..................................  64,700    349,000
    Hiroshima Gas Co., Ltd......................................   7,500     23,961
    HIS Co., Ltd................................................   5,900    188,451
    Hisaka Works, Ltd...........................................   5,000     44,384
    Hisamitsu Pharmaceutical Co., Inc...........................     900     38,281
    Hitachi Capital Corp........................................  19,700    458,732
    Hitachi Zosen Corp..........................................  26,100     80,896
    HITO Communications Holdings................................   1,100     18,623
    Hochiki Corp................................................   3,600     41,069
    Hoden Seimitsu Kako Kenkyusho Co., Ltd......................     900      8,226
    Hodogaya Chemical Co., Ltd..................................   1,400     38,471
    Hogy Medical Co., Ltd.......................................   3,100    101,489
    Hokkaido Coca-Cola Bottling Co., Ltd........................     400     13,437
    Hokkaido Electric Power Co., Inc............................  29,100    163,210
    Hokkaido Gas Co., Ltd.......................................   2,000     25,649
    Hokkan Holdings, Ltd........................................   2,500     41,399
    Hokko Chemical Industry Co., Ltd............................   6,000     28,273
    Hokkoku Bank, Ltd. (The)....................................   5,400    166,637
    Hokuetsu Corp...............................................  23,600    128,738
    Hokuetsu Industries Co., Ltd................................   6,000     65,185
    Hokuhoku Financial Group, Inc...............................  24,100    265,810
    Hokuriku Electric Industry Co., Ltd.........................   1,000      9,624
*   Hokuriku Electric Power Co..................................  25,500    189,617
    Hokuriku Electrical Construction Co., Ltd...................   2,900     23,806
    Hokuto Corp.................................................   5,800     99,825
    Honda Motor Co., Ltd........................................ 100,600  2,807,035
    H-One Co., Ltd..............................................   5,000     43,087
    Honeys Holdings Co., Ltd....................................   4,450     41,085
#   Honshu Chemical Industry Co., Ltd...........................   1,000     10,843
    Hoosiers Holdings...........................................   9,100     54,037
    Horiba, Ltd.................................................   9,600    581,445
    Hoshizaki Corp..............................................   1,600    103,732
    Hosiden Corp................................................  13,000    124,365
    Hosokawa Micron Corp........................................   1,800     84,977

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
#*  Hotland Co., Ltd............................................    900 $   12,382
    House Foods Group, Inc......................................  1,100     44,383
    Howa Machinery, Ltd.........................................  3,900     33,992
    Hoya Corp...................................................  9,200    649,774
    Hulic Co., Ltd..............................................  6,900     59,527
    Hyakugo Bank, Ltd. (The).................................... 43,200    139,744
    Hyakujushi Bank, Ltd. (The).................................  4,900    102,106
#   I K K, Inc..................................................  2,100     13,880
    I.K Co., Ltd................................................  1,600      8,181
#   Ibiden Co., Ltd............................................. 14,000    251,179
    IBJ Leasing Co., Ltd........................................  7,900    185,824
    IBJ, Inc....................................................  2,700     21,905
    Ichibanya Co., Ltd..........................................  1,100     45,079
    Ichigo, Inc................................................. 76,100    245,803
    Ichiken Co., Ltd............................................  1,200     21,054
    Ichikoh Industries, Ltd..................................... 11,300     70,791
    Ichimasa Kamaboko Co., Ltd..................................  1,500     15,663
    Ichinen Holdings Co., Ltd...................................  5,400     58,971
    Ichiyoshi Securities Co., Ltd............................... 10,100     73,613
    Icom, Inc...................................................  3,500     65,666
    ID Holdings Corp............................................  1,700     20,614
    Idec Corp...................................................  6,900    140,848
    Idemitsu Kosan Co., Ltd..................................... 37,105  1,205,615
    IDOM, Inc................................................... 19,900     48,460
    Ihara Science Corp..........................................  2,000     22,846
    IHI Corp.................................................... 25,300    603,998
    Iida Group Holdings Co., Ltd................................  9,640    163,354
    Iino Kaiun Kaisha, Ltd...................................... 18,800     65,641
    IJTT Co., Ltd...............................................  7,800     41,951
    Ikegami Tsushinki Co., Ltd..................................  1,400     14,744
#   IMAGICA GROUP, Inc..........................................  3,000     15,445
    Imasen Electric Industrial..................................  3,600     33,849
    Inaba Denki Sangyo Co., Ltd.................................  2,100     85,550
    Inaba Seisakusho Co., Ltd...................................  1,700     21,675
    Inabata & Co., Ltd..........................................  9,600    131,947
    Inageya Co., Ltd............................................  4,200     50,321
    Ines Corp...................................................  3,800     47,463
    I-Net Corp..................................................  3,730     44,628
    Infocom Corp................................................  4,800     92,309
    Infomart Corp............................................... 15,800    229,879
    Information Services International-Dentsu, Ltd..............  1,900     65,268
    Innotech Corp...............................................  4,100     36,797
    Inpex Corp.................................................. 62,500    608,051
    Insource Co., Ltd...........................................  1,100     23,155
    Intage Holdings, Inc........................................  7,700     64,868
#   Inter Action Corp...........................................  1,800     31,095
    Internet Initiative Japan, Inc..............................  8,500    172,517
    Inui Global Logistics Co., Ltd..............................  2,700     21,250
    I-O Data Device, Inc........................................  1,100     11,732
    IR Japan Holdings, Ltd......................................  1,000     17,262
    Iriso Electronics Co., Ltd..................................  5,400    281,039
    I'rom Group Co., Ltd........................................  1,200     20,049
#   Ise Chemicals Corp..........................................    400     12,261
    Iseki & Co., Ltd............................................  4,600     71,989
    Isetan Mitsukoshi Holdings, Ltd............................. 24,900    237,362
#   Ishihara Chemical Co., Ltd..................................  1,700     26,491
    Ishihara Sangyo Kaisha, Ltd.................................  8,500     95,532
    Ishizuka Glass Co., Ltd.....................................  1,000     17,606
#   Isolite Insulating Products Co., Ltd........................  2,800     12,898

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
#   Istyle, Inc.................................................   3,800 $ 27,110
*   ITbook Holdings Co., Ltd....................................   3,900   12,454
#*  Itfor, Inc..................................................   3,100   26,033
#   Ito En, Ltd.................................................   4,500  224,514
    ITOCHU Corp.................................................  21,000  378,912
    Itochu Enex Co., Ltd........................................  13,900  113,813
    Itochu Techno-Solutions Corp................................   6,400  157,280
    Itoham Yonekyu Holdings, Inc................................  22,900  143,230
    Itoki Corp..................................................   9,400   46,369
*   Itokuro, Inc................................................   1,000   21,506
    IwaiCosmo Holdings, Inc.....................................   5,600   60,240
#   Iwaki & Co., Ltd............................................   6,000   24,753
    Iwasaki Electric Co., Ltd...................................   2,000   24,533
#   Iwatani Corp................................................  11,500  360,429
    Iwatsu Electric Co., Ltd....................................   2,900   20,898
    Iyo Bank, Ltd. (The)........................................  33,800  188,005
    Izumi Co., Ltd..............................................   2,900  126,659
    J Front Retailing Co., Ltd..................................  29,200  356,791
#   J Trust Co., Ltd............................................  14,400   47,504
    JAC Recruitment Co., Ltd....................................   2,600   63,764
    Jaccs Co., Ltd..............................................   2,900   50,387
    Jafco Co., Ltd..............................................   6,900  261,205
    Jalux, Inc..................................................   1,500   34,079
    Jamco Corp..................................................   2,300   46,324
    Janome Sewing Machine Co., Ltd..............................   7,199   30,095
    Japan Airlines Co., Ltd.....................................   7,800  254,384
    Japan Airport Terminal Co., Ltd.............................   2,400  101,492
#   Japan Asia Group, Ltd.......................................   3,700   11,817
*   Japan Asia Investment Co., Ltd..............................   2,700    4,696
*   Japan Asset Marketing Co., Ltd..............................  10,100    9,544
    Japan Aviation Electronics Industry, Ltd....................  15,000  242,693
#   Japan Best Rescue System Co., Ltd...........................   2,300   33,849
*   Japan Display, Inc.......................................... 142,900  100,888
    Japan Exchange Group, Inc...................................  24,400  398,442
    Japan Foundation Engineering Co., Ltd.......................   6,500   22,079
    Japan Investment Adviser Co., Ltd...........................   2,100   51,707
    Japan Lifeline Co., Ltd.....................................  10,100  160,189
    Japan Material Co., Ltd.....................................  10,600  158,268
    Japan Meat Co., Ltd.........................................   3,000   46,122
    Japan Medical Dynamic Marketing, Inc........................   4,600   51,140
    Japan Oil Transportation Co., Ltd...........................     700   18,036
    Japan Petroleum Exploration Co., Ltd........................   3,500   75,982
    Japan Property Management Center Co., Ltd...................   1,700   13,825
    Japan Pulp & Paper Co., Ltd.................................   2,600   99,554
    Japan Securities Finance Co., Ltd...........................  21,600  112,238
    Japan Steel Works, Ltd. (The)...............................  20,800  402,006
    Japan Transcity Corp........................................   8,700   34,747
    Japan Wool Textile Co., Ltd. (The)..........................  12,400   99,962
    Jastec Co., Ltd.............................................   1,400   11,900
    JBCC Holdings, Inc..........................................   1,700   23,161
    JCR Pharmaceuticals Co., Ltd................................     700   39,493
    JCU Corp....................................................   8,700  148,246
    Jeol, Ltd...................................................   9,300  188,431
    JFE Holdings, Inc...........................................  47,200  812,210
    JGC Corp....................................................   7,000  100,859
#*  JIG-SAW, Inc................................................     300    8,034
    Jimoto Holdings, Inc........................................  34,900   32,112
    JINS, Inc...................................................   2,500  133,988
    JK Holdings Co., Ltd........................................   3,200   16,766

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    JMS Co., Ltd................................................   5,000 $   30,064
#   Joban Kosan Co., Ltd........................................   1,200     17,859
    J-Oil Mills, Inc............................................   2,100     75,194
    Joshin Denki Co., Ltd.......................................   3,600     77,418
    JP-Holdings, Inc............................................   7,900     20,456
    JSP Corp....................................................   3,300     69,216
    JSR Corp....................................................  16,900    257,869
    JTEKT Corp..................................................  42,200    544,367
    Juki Corp...................................................   9,000    103,832
    Juroku Bank, Ltd. (The).....................................   5,600    114,397
    Justsystems Corp............................................   4,400    126,271
    JVC Kenwood Corp............................................  45,500    120,955
    JXTG Holdings, Inc.......................................... 376,650  1,832,473
    K&O Energy Group, Inc.......................................   3,800     55,068
    kabu.com Securities Co., Ltd................................  21,700    109,013
*   Kadokawa Dwango.............................................   9,185    115,848
    Kadoya Sesame Mills, Inc....................................     400     17,944
    Kaga Electronics Co., Ltd...................................   4,200     77,554
    Kagome Co., Ltd.............................................   2,600     71,022
    Kajima Corp.................................................  67,400  1,000,357
    Kakaku.com, Inc.............................................   9,900    203,965
    Kakiyasu Honten Co., Ltd....................................   2,400     45,369
    Kameda Seika Co., Ltd.......................................   2,100     98,621
    Kamei Corp..................................................   6,100     61,077
    Kamigumi Co., Ltd...........................................   7,600    181,553
    Kanaden Corp................................................   4,800     54,498
    Kanagawa Chuo Kotsu Co., Ltd................................   1,400     48,181
    Kanamic Network Co., Ltd....................................     700     12,149
    Kanamoto Co., Ltd...........................................   9,800    232,635
    Kandenko Co., Ltd...........................................  15,900    134,042
    Kaneka Corp.................................................   9,500    366,839
    Kaneko Seeds Co., Ltd.......................................     900     10,875
    Kanematsu Corp..............................................  20,400    226,427
    Kanematsu Electronics, Ltd..................................   3,400    100,870
    Kansai Electric Power Co., Inc. (The).......................  19,200    232,286
    Kansai Mirai Financial Group, Inc...........................  15,423    107,760
    Kansai Paint Co., Ltd.......................................   7,500    142,998
    Kansai Super Market, Ltd....................................   2,800     26,536
    Kanto Denka Kogyo Co., Ltd..................................  11,500     85,995
    Kao Corp....................................................  15,200  1,173,401
    Kappa Create Co., Ltd.......................................   1,200     15,688
    Kasai Kogyo Co., Ltd........................................   7,000     58,088
    Katakura & Co-op Agri Corp..................................     700      7,230
    Katakura Industries Co., Ltd................................   6,600     75,892
    Kato Works Co., Ltd.........................................   2,500     63,055
    KAWADA TECHNOLOGIES, Inc....................................     700     43,707
    Kawai Musical Instruments Manufacturing Co., Ltd............   1,500     39,707
    Kawasaki Heavy Industries, Ltd..............................  21,800    509,313
*   Kawasaki Kisen Kaisha, Ltd..................................  16,500    239,860
    Kawasumi Laboratories, Inc..................................   3,000     19,746
    KDDI Corp................................................... 140,500  3,238,180
    KeePer Technical Laboratory Co., Ltd........................     900     10,980
    Keihan Holdings Co., Ltd....................................  16,300    694,152
    Keihanshin Building Co., Ltd................................   4,200     38,519
    Keihin Co., Ltd.............................................     900     10,560
    Keihin Corp.................................................  13,900    229,084
    Keikyu Corp.................................................  16,500    281,917
    Keio Corp...................................................   2,600    156,986
    Keisei Electric Railway Co., Ltd............................   3,300    115,750

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Keiyo Bank, Ltd. (The)......................................  21,800 $  134,804
    Keiyo Co., Ltd..............................................  11,200     48,575
    KEL Corp....................................................   1,000      7,390
    Kenedix, Inc................................................  42,100    200,478
    Kenko Mayonnaise Co., Ltd...................................   2,600     53,200
    Kewpie Corp.................................................  21,500    498,017
    Key Coffee, Inc.............................................   1,600     30,145
    Keyence Corp................................................   1,900  1,187,107
    KFC Holdings Japan, Ltd.....................................   2,700     48,282
    KFC, Ltd....................................................     800     11,879
    KH Neochem Co., Ltd.........................................   5,100    148,977
*   KI Holdings Co., Ltd........................................   6,000     24,619
    Kikkoman Corp...............................................     900     41,909
    Kimoto Co., Ltd.............................................   4,300      6,549
    Kimura Chemical Plants Co., Ltd.............................   5,400     18,033
    Kimura Unity Co., Ltd.......................................   1,200     12,104
    Kinden Corp.................................................  12,600    202,445
    King Co., Ltd...............................................   3,600     22,246
    King Jim Co., Ltd...........................................   2,500     19,812
*   Kinki Sharyo Co., Ltd. (The)................................   1,300     23,840
    Kintetsu Department Store Co., Ltd..........................     900     26,430
    Kintetsu Group Holdings Co., Ltd............................   5,000    222,243
    Kintetsu World Express, Inc.................................  11,300    170,941
    Kirindo Holdings Co., Ltd...................................   1,900     29,464
    Kissei Pharmaceutical Co., Ltd..............................   4,200    104,196
    Ki-Star Real Estate Co., Ltd................................   3,100     45,997
    Kitagawa Corp...............................................   2,400     50,081
    Kita-Nippon Bank, Ltd. (The)................................   1,700     29,130
    Kitano Construction Corp....................................   1,000     27,155
    Kitanotatsujin Corp.........................................   4,600     22,145
    Kito Corp...................................................   7,900    125,537
    Kitz Corp...................................................  23,500    179,607
    Kiyo Bank, Ltd. (The).......................................  11,900    162,261
#*  KLab, Inc...................................................   8,400     62,547
*   KNT-CT Holdings Co., Ltd....................................   1,300     16,257
    Koa Corp....................................................   7,100     98,057
    Koatsu Gas Kogyo Co., Ltd...................................   6,900     51,581
    Kobayashi Pharmaceutical Co., Ltd...........................   1,400    111,649
    Kobe Bussan Co., Ltd........................................   4,100    163,128
*   Kobe Electric Railway Co., Ltd..............................     700     25,132
    Kobe Steel, Ltd............................................. 104,400    799,492
    Kobelco Eco-Solutions Co., Ltd..............................   1,200     20,653
    Koei Tecmo Holdings Co., Ltd................................   1,300     23,718
    Kohnan Shoji Co., Ltd.......................................   7,300    161,481
    Kohsoku Corp................................................   1,700     18,013
    Koito Manufacturing Co., Ltd................................   8,600    514,974
*   Kojima Co., Ltd.............................................   5,800     28,470
    Kokuyo Co., Ltd.............................................   8,900    112,866
    KOMAIHALTEC, Inc............................................     500      8,102
    Komatsu Matere Co., Ltd.....................................   5,500     42,902
    Komatsu Wall Industry Co., Ltd..............................   2,000     33,553
    Komatsu, Ltd................................................  69,600  1,797,796
    KOMEDA Holdings Co., Ltd....................................   8,200    150,353
#   Komehyo Co., Ltd............................................   2,300     24,424
    Komeri Co., Ltd.............................................   8,400    177,546
    Komori Corp.................................................  11,900    137,604
    Konaka Co., Ltd.............................................   5,700     23,531
    Konami Holdings Corp........................................   4,700    214,018
    Kondotec, Inc...............................................   3,600     31,629

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Konica Minolta, Inc.........................................  96,100 $965,001
    Konishi Co., Ltd............................................   6,000   92,426
    Konoike Transport Co., Ltd..................................   6,500  105,090
    Konoshima Chemical Co., Ltd.................................     700    5,404
*   Kosaido Co., Ltd............................................   2,900   19,956
    Kose Corp...................................................   1,500  280,989
    Kosei Securities Co., Ltd. (The)............................   1,000    6,365
    Koshidaka Holdings Co., Ltd.................................   7,400  103,771
    Kotobuki Spirits Co., Ltd...................................   3,100  139,252
    Kourakuen Holdings Corp.....................................     900   25,934
    Krosaki Harima Corp.........................................   1,400   73,987
    KRS Corp....................................................   1,500   27,435
    K's Holdings Corp...........................................  29,800  265,818
    KU Holdings Co., Ltd........................................   3,800   29,920
    Kubota Corp.................................................  31,400  478,073
    Kumagai Gumi Co., Ltd.......................................   7,700  225,931
#   Kumiai Chemical Industry Co., Ltd...........................  14,210  104,341
#   Kura Corp...................................................   1,800   77,891
    Kurabo Industries, Ltd......................................   3,100   58,313
    Kuraray Co., Ltd............................................  64,400  865,262
    Kureha Corp.................................................   3,100  185,575
    Kurimoto, Ltd...............................................   2,100   27,466
    Kurita Water Industries, Ltd................................  14,600  380,055
    Kuriyama Holdings Corp......................................   2,000   16,733
    Kushikatsu Tanaka Holdings Co...............................     400   11,356
    Kusuri no Aoki Holdings Co., Ltd............................   1,600  112,988
*   KYB Corp....................................................   2,800   75,969
    Kyocera Corp................................................   5,000  324,922
#   Kyoden Co., Ltd.............................................   6,700   23,769
    Kyodo Printing Co., Ltd.....................................   1,600   35,987
    Kyoei Steel, Ltd............................................   5,500   91,387
    Kyokuto Boeki Kaisha, Ltd...................................   1,500   21,790
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................   6,500   91,599
    Kyokuto Securities Co., Ltd.................................   5,500   48,861
    Kyokuyo Co., Ltd............................................   2,100   52,243
    KYORIN Holdings, Inc........................................   5,600  105,236
    Kyoritsu Maintenance Co., Ltd...............................   6,380  327,842
    Kyoritsu Printing Co., Ltd..................................   7,400   13,787
    Kyosan Electric Manufacturing Co., Ltd......................  10,000   39,177
    Kyowa Electronic Instruments Co., Ltd.......................   5,000   18,844
    Kyowa Exeo Corp.............................................   7,019  191,986
    Kyowa Hakko Kirin Co., Ltd..................................   2,400   46,688
    Kyowa Leather Cloth Co., Ltd................................   3,800   26,817
    Kyudenko Corp...............................................   6,000  171,232
    Kyushu Electric Power Co., Inc..............................  12,100  117,179
    Kyushu Financial Group, Inc.................................  52,950  213,694
    Kyushu Leasing Service Co., Ltd.............................   2,100   13,130
#   LAC Co., Ltd................................................   1,800   25,495
#   Lacto Japan Co., Ltd........................................   1,200   49,994
#*  LAND Co., Ltd............................................... 139,400   10,057
*   Laox Co., Ltd...............................................   4,600   13,586
    Lasertec Corp...............................................   5,800  263,547
    Lawson, Inc.................................................   3,000  140,070
    LEC, Inc....................................................   5,400   70,649
#*  Leopalace21 Corp............................................  69,000  116,883
    Life Corp...................................................   5,200  101,158
    LIFULL Co., Ltd.............................................   9,800   53,156
    Like Co., Ltd...............................................   1,100   12,319
    Linical Co., Ltd............................................   2,200   25,048

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Link And Motivation, Inc....................................   4,700 $ 36,007
    Lintec Corp.................................................   9,000  194,371
    Lion Corp...................................................   7,200  148,207
    LIXIL Group Corp............................................  30,400  397,160
    LIXIL VIVA Corp.............................................   5,900   69,481
    Lonseal Corp................................................     800   12,996
    Look Holdings, Inc..........................................   1,000   13,034
*   M&A Capital Partners Co., Ltd...............................     900   38,523
    M3, Inc.....................................................  22,500  401,663
    Mabuchi Motor Co., Ltd......................................   3,800  140,934
    Macnica Fuji Electronics Holdings, Inc......................  11,550  167,213
    Macromill, Inc..............................................  11,800  135,335
    Maeda Corp..................................................  18,900  188,222
    Maeda Kosen Co., Ltd........................................   5,500  105,179
    Maeda Road Construction Co., Ltd............................  10,100  200,426
    Maezawa Kasei Industries Co., Ltd...........................   2,300   21,467
    Maezawa Kyuso Industries Co., Ltd...........................   2,100   36,714
    Makino Milling Machine Co., Ltd.............................   6,200  263,055
    Mamezou Holdings Co., Ltd...................................   5,100   50,590
    Mamiya-Op Co., Ltd..........................................   1,100   10,194
    Mandom Corp.................................................   2,000   51,782
    Mani, Inc...................................................   1,200   69,340
    MarkLines Co., Ltd..........................................   1,200   17,090
    Marubeni Corp...............................................  44,200  316,719
    Marubun Corp................................................   3,300   19,226
    Marudai Food Co., Ltd.......................................   5,000   87,482
    Marufuji Sheet Piling Co., Ltd..............................     400    8,385
    Maruha Nichiro Corp.........................................  10,800  343,238
    Marui Group Co., Ltd........................................  15,800  321,388
    Maruichi Steel Tube, Ltd....................................   2,900   80,176
    Maruka Corp.................................................   1,700   32,627
#   Marumae Co., Ltd............................................   1,200   10,286
#   Marusan Securities Co., Ltd.................................   7,400   41,965
    Maruwa Co., Ltd.............................................   2,700  147,013
    Maruwa Unyu Kikan Co., Ltd..................................   1,400   49,472
    Maruyama Manufacturing Co., Inc.............................     600    7,661
    Maruzen CHI Holdings Co., Ltd...............................   3,900   12,894
    Maruzen Co., Ltd............................................   1,000   20,779
    Maruzen Showa Unyu Co., Ltd.................................   2,700   71,589
    Marvelous, Inc..............................................  10,800   83,296
    Matsuda Sangyo Co., Ltd.....................................   3,100   39,207
    Matsui Construction Co., Ltd................................   6,000   38,049
    Matsui Securities Co., Ltd..................................   9,500   84,743
    Matsumotokiyoshi Holdings Co., Ltd..........................   5,500  182,109
    Matsuyafoods Holdings Co., Ltd..............................   2,000   65,960
    Max Co., Ltd................................................   3,500   53,617
    Maxell Holdings, Ltd........................................   8,900  135,437
#   Maxvalu Nishinihon Co., Ltd.................................   1,600   25,022
    Maxvalu Tokai Co., Ltd......................................   1,800   34,894
    Mazda Motor Corp............................................  39,200  463,930
    McDonald's Holdings Co. Japan, Ltd..........................   2,500  115,771
    MCJ Co., Ltd................................................  23,800  171,365
    Mebuki Financial Group, Inc................................. 118,350  301,744
    MEC Co., Ltd................................................   2,200   23,604
    Media Do Holdings Co., Ltd..................................   1,000   26,756
#*  Medical Data Vision Co., Ltd................................   2,400   21,839
    Medical System Network Co., Ltd.............................   7,000   31,288
    Medipal Holdings Corp.......................................   5,300  119,177
#   Medius Holdings Co., Ltd....................................   1,500   10,062

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
*   MedPeer, Inc................................................   1,300 $   28,658
#   Megachips Corp..............................................   4,900     65,728
    Megmilk Snow Brand Co., Ltd.................................  12,500    277,019
    Meidensha Corp..............................................  11,700    166,770
    Meiji Electric Industries Co., Ltd..........................   1,500     24,877
    Meiji Shipping Co., Ltd.....................................   2,700      8,305
#   Meiko Electronics Co., Ltd..................................   7,500    147,148
#   Meiko Network Japan Co., Ltd................................   5,300     52,768
    Meisei Industrial Co., Ltd..................................   7,400     49,650
    Meitec Corp.................................................   4,100    190,811
    Meito Sangyo Co., Ltd.......................................   2,500     32,618
    Meiwa Corp..................................................   6,500     26,524
    Meiwa Estate Co., Ltd.......................................   2,100     10,560
    Menicon Co., Ltd............................................   5,200    150,078
    Mercuria Investment Co., Ltd................................   1,500      9,367
#   Mesco, Inc..................................................     600      5,893
    METAWATER Co., Ltd..........................................   2,300     68,990
    Michinoku Bank, Ltd. (The)..................................   4,799     70,046
    Micronics Japan Co., Ltd....................................   7,500     58,096
    Mie Kotsu Group Holdings, Inc...............................  12,100     64,258
    Mikuni Corp.................................................   7,000     29,929
    Milbon Co., Ltd.............................................   3,080    157,688
    Mimaki Engineering Co., Ltd.................................   5,500     30,381
    Mimasu Semiconductor Industry Co., Ltd......................   4,500     67,113
    Minebea Mitsumi, Inc........................................  35,490    632,950
    Ministop Co., Ltd...........................................   3,000     47,289
    Miraca Holdings, Inc........................................  14,000    358,838
    Miraial Co., Ltd............................................   1,700     19,026
#   Mirait Holdings Corp........................................   8,610    126,661
#   Miroku Jyoho Service Co., Ltd...............................   2,600     70,094
    Misawa Homes Co., Ltd.......................................   6,700     46,889
    MISUMI Group, Inc...........................................  11,700    305,500
    Mitani Corp.................................................   2,000    105,145
    Mitani Sangyo Co., Ltd......................................   7,800     20,661
    Mitani Sekisan Co., Ltd.....................................   1,600     43,614
    Mito Securities Co., Ltd....................................  16,800     33,445
    Mitsuba Corp................................................   9,300     60,227
    Mitsubishi Corp.............................................  38,200  1,052,321
    Mitsubishi Electric Corp.................................... 112,800  1,614,160
    Mitsubishi Estate Co., Ltd..................................  45,900    776,166
    Mitsubishi Gas Chemical Co., Inc............................  22,500    337,789
    Mitsubishi Heavy Industries, Ltd............................   3,700    154,198
    Mitsubishi Kakoki Kaisha, Ltd...............................   1,100     15,498
    Mitsubishi Logisnext Co., Ltd...............................   8,300     93,435
#   Mitsubishi Logistics Corp...................................   7,600    203,404
    Mitsubishi Materials Corp...................................  18,100    470,766
    Mitsubishi Paper Mills, Ltd.................................   6,500     32,994
    Mitsubishi Pencil Co., Ltd..................................   4,400     90,591
    Mitsubishi Research Institute, Inc..........................   1,700     47,225
    Mitsubishi Steel Manufacturing Co., Ltd.....................   2,900     42,090
    Mitsubishi UFJ Financial Group, Inc......................... 339,900  1,686,422
    Mitsubishi UFJ Lease & Finance Co., Ltd.....................  98,600    502,754
    Mitsuboshi Belting, Ltd.....................................   4,100     77,892
    Mitsui & Co., Ltd...........................................  46,900    758,588
    Mitsui Chemicals, Inc.......................................  27,800    683,377
*   Mitsui E&S Holdings Co., Ltd................................  15,400    152,176
    Mitsui Fudosan Co., Ltd.....................................  21,100    488,717
    Mitsui High-Tec, Inc........................................   3,800     44,062
    Mitsui Matsushima Holdings Co., Ltd.........................   1,100     12,589

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Mitsui Mining & Smelting Co., Ltd...........................  17,700 $  460,361
    Mitsui OSK Lines, Ltd.......................................  13,700    348,712
    Mitsui Sugar Co., Ltd.......................................   2,500     60,361
    Mitsui-Soko Holdings Co., Ltd...............................   7,300    116,043
    Mitsuuroko Group Holdings Co., Ltd..........................   6,900     55,700
    Mixi, Inc...................................................  14,700    317,639
    Miyaji Engineering Group, Inc...............................   1,500     25,426
    Miyazaki Bank, Ltd. (The)...................................   3,700     89,316
    Miyoshi Oil & Fat Co., Ltd..................................   2,400     25,318
    Mizuho Financial Group, Inc................................. 699,599  1,092,583
    Mizuno Corp.................................................   4,000     91,962
*   Mobile Factory, Inc.........................................   1,400     19,341
    Modec, Inc..................................................   2,800     86,096
    Molitec Steel Co., Ltd......................................   2,000      7,210
    Monex Group, Inc............................................  45,600    138,904
    Monogatari Corp. (The)......................................     900     72,097
    MonotaRO Co., Ltd...........................................   9,800    225,670
#   MORESCO Corp................................................   1,700     22,897
    Mori-Gumi Co., Ltd..........................................   1,900      6,886
    Morinaga & Co., Ltd.........................................   5,600    233,792
    Morinaga Milk Industry Co., Ltd.............................  11,000    364,212
    Morita Holdings Corp........................................   5,300     89,990
    Morito Co., Ltd.............................................   3,500     26,416
    Morozoff, Ltd...............................................     500     22,887
    Mory Industries, Inc........................................   1,200     27,505
    MrMax Holdings, Ltd.........................................   8,700     36,038
    MS&AD Insurance Group Holdings, Inc.........................  14,000    435,172
    MTI, Ltd....................................................   7,700     44,818
    Mugen Estate Co., Ltd.......................................   2,600     13,819
    Murakami Corp...............................................   1,000     23,242
    Murata Manufacturing Co., Ltd...............................  17,100    858,653
    Musashi Seimitsu Industry Co., Ltd..........................  15,600    243,533
    Musashino Bank, Ltd. (The)..................................   6,600    128,257
    Mutoh Holdings Co., Ltd.....................................     200      3,345
*   Mynet, Inc..................................................   2,500     21,262
    N Field Co., Ltd............................................   1,600     10,425
    Nabtesco Corp...............................................  11,600    355,701
    NAC Co., Ltd................................................   2,700     24,273
    Nachi-Fujikoshi Corp........................................   4,500    223,461
    Nadex Co., Ltd..............................................   1,100      8,439
    Nafco Co., Ltd..............................................   1,700     22,201
    Nagano Bank, Ltd. (The).....................................   1,800     27,670
    Nagano Keiki Co., Ltd.......................................   2,200     15,931
    Nagase & Co., Ltd...........................................  12,800    195,604
    Nagatanien Holdings Co., Ltd................................   2,200     44,376
#   Nagawa Co., Ltd.............................................     900     49,761
    Nagoya Railroad Co., Ltd....................................   8,300    224,971
    Naigai Trans Line, Ltd......................................   1,400     16,770
    Nakabayashi Co., Ltd........................................   4,900     22,541
#   Nakamoto Packs Co., Ltd.....................................     400      5,658
    Nakamuraya Co., Ltd.........................................     600     23,569
    Nakanishi, Inc..............................................   5,300    102,054
    Nakano Corp.................................................   4,900     20,958
    Nakayama Steel Works, Ltd...................................   5,100     23,760
    Nakayamafuku Co., Ltd.......................................   1,900      8,636
    Nakayo, Inc.................................................   1,100     13,838
    Namura Shipbuilding Co., Ltd................................  12,900     43,623
    Nankai Electric Railway Co., Ltd............................   8,300    226,481
    Nanto Bank, Ltd. (The)......................................   5,700    106,867

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Narasaki Sangyo Co., Ltd....................................  1,000 $ 16,485
#   Natori Co., Ltd.............................................    800   12,055
    NEC Capital Solutions, Ltd..................................  2,400   37,348
    NEC Corp.................................................... 27,200  918,627
    NEC Networks & System Integration Corp......................  4,300  103,588
    NET One Systems Co., Ltd....................................  7,100  184,344
    Neturen Co., Ltd............................................  5,800   49,883
#*  New Japan Chemical Co., Ltd.................................  5,200    9,475
*   Nexon Co., Ltd.............................................. 20,700  294,669
    Nextage Co., Ltd............................................  3,700   39,813
#   Nexyz Group Corp............................................  1,100   24,333
    NGK Insulators, Ltd......................................... 26,000  386,199
    NGK Spark Plug Co., Ltd..................................... 22,600  440,655
    NH Foods, Ltd............................................... 12,500  503,766
    NHK Spring Co., Ltd......................................... 47,800  430,556
    Nicca Chemical Co., Ltd.....................................  1,900   17,841
    Nice Holdings, Inc..........................................  1,400   12,552
    Nichia Steel Works, Ltd.....................................  6,500   20,163
    Nichias Corp................................................ 17,700  342,182
    Nichiban Co., Ltd...........................................  2,800   58,380
    Nichicon Corp...............................................  7,200   70,267
    Nichiden Corp...............................................  2,800   41,905
    Nichiha Corp................................................  7,200  198,056
    NichiiGakkan Co., Ltd....................................... 12,000  147,147
    Nichirei Corp............................................... 15,400  356,813
    Nichireki Co., Ltd..........................................  5,800   55,210
    Nichirin Co., Ltd...........................................  2,810   44,768
    Nidec Corp..................................................  4,100  585,638
    Nidec Corp., Sponsored ADR..................................    776   27,703
    Nifco, Inc.................................................. 16,200  457,310
    Nihon Chouzai Co., Ltd......................................  2,800  101,862
#*  Nihon Dempa Kogyo Co., Ltd..................................  3,900   16,973
    Nihon Dengi Co., Ltd........................................    600   15,125
    Nihon Denkei Co., Ltd.......................................    900   11,628
    Nihon Eslead Corp...........................................  2,600   36,384
    Nihon Flush Co., Ltd........................................  1,600   32,234
    Nihon House Holdings Co., Ltd............................... 11,100   45,323
    Nihon Kagaku Sangyo Co., Ltd................................  2,900   28,062
    Nihon Kohden Corp...........................................  6,800  198,561
    Nihon M&A Center, Inc....................................... 15,500  442,306
    Nihon Nohyaku Co., Ltd......................................  9,800   41,679
    Nihon Parkerizing Co., Ltd.................................. 12,400  161,868
    Nihon Plast Co., Ltd........................................  3,800   26,684
    Nihon Tokushu Toryo Co., Ltd................................  2,700   29,192
    Nihon Unisys, Ltd........................................... 16,300  417,871
    Nihon Yamamura Glass Co., Ltd...............................  1,600   21,148
    Nikkato Corp................................................  1,400   11,415
    Nikkiso Co., Ltd............................................  8,400  104,133
    Nikko Co., Ltd..............................................  1,000   22,002
    Nikkon Holdings Co., Ltd.................................... 13,300  313,852
#   Nikon Corp.................................................. 26,300  366,774
    Nintendo Co., Ltd...........................................    900  309,974
    Nippi, Inc..................................................    400   10,755
    Nippo Corp.................................................. 10,000  203,312
    Nippon Air Conditioning Services Co., Ltd...................  3,800   23,939
    Nippon Beet Sugar Manufacturing Co., Ltd....................  3,000   50,462
    Nippon Carbide Industries Co., Inc..........................  1,700   23,219
#   Nippon Carbon Co., Ltd......................................  4,200  185,342
    Nippon Chemical Industrial Co., Ltd.........................  1,799   34,300

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Nippon Chemi-Con Corp.......................................   3,900 $ 79,663
    Nippon Chemiphar Co., Ltd...................................     500   13,037
    Nippon Coke & Engineering Co., Ltd..........................  51,300   46,114
    Nippon Commercial Development Co., Ltd......................   3,100   41,385
    Nippon Concept Corp.........................................   2,200   21,522
    Nippon Concrete Industries Co., Ltd.........................  13,200   33,560
    Nippon Denko Co., Ltd.......................................  27,900   58,454
    Nippon Densetsu Kogyo Co., Ltd..............................   7,600  163,957
    Nippon Electric Glass Co., Ltd..............................  13,600  373,714
    Nippon Express Co., Ltd.....................................   9,500  522,438
    Nippon Filcon Co., Ltd......................................   1,500    6,921
    Nippon Fine Chemical Co., Ltd...............................   2,700   32,074
    Nippon Flour Mills Co., Ltd.................................  10,900  184,206
    Nippon Gas Co., Ltd.........................................  11,600  305,283
    Nippon Hume Corp............................................   6,600   46,049
    Nippon Kanzai Co., Ltd......................................     700   12,687
    Nippon Kinzoku Co., Ltd.....................................   1,500   16,077
#   Nippon Kodoshi Corp.........................................   1,600   22,718
    Nippon Koei Co., Ltd........................................   3,000   68,771
    Nippon Koshuha Steel Co., Ltd...............................   2,000    9,542
    Nippon Light Metal Holdings Co., Ltd........................ 175,500  387,952
    Nippon Paint Holdings Co., Ltd..............................   5,300  201,857
#   Nippon Paper Industries Co., Ltd............................  19,900  394,369
    Nippon Parking Development Co., Ltd., Class C...............  20,100   31,571
    Nippon Pillar Packing Co., Ltd..............................   5,000   58,880
    Nippon Piston Ring Co., Ltd.................................   2,300   33,265
    Nippon Road Co., Ltd. (The).................................   1,600   92,166
    Nippon Seiki Co., Ltd.......................................   7,800  129,591
    Nippon Seisen Co., Ltd......................................   1,000   26,079
#*  Nippon Sharyo, Ltd..........................................   2,200   48,496
    Nippon Sheet Glass Co., Ltd.................................  28,900  239,279
    Nippon Shokubai Co., Ltd....................................   2,900  201,744
    Nippon Signal Co., Ltd......................................   8,900   82,688
    Nippon Soda Co., Ltd........................................   5,700  157,502
    Nippon Steel Corp...........................................  53,398  955,118
    Nippon Steel Trading Corp...................................   4,100  171,529
    Nippon Suisan Kaisha, Ltd...................................  89,000  624,464
    Nippon Systemware Co., Ltd..................................   1,400   27,597
    Nippon Telegraph & Telephone Corp...........................  12,400  515,944
    Nippon Thompson Co., Ltd....................................  14,800   76,916
#   Nippon View Hotel Co., Ltd..................................   1,000   10,623
#   Nippon Yakin Kogyo Co., Ltd.................................  46,600  106,804
    Nippon Yusen K.K............................................  20,200  345,176
    Nishikawa Rubber Co., Ltd...................................   1,200   19,594
    Nishimatsu Construction Co., Ltd............................  11,300  245,121
    Nishimatsuya Chain Co., Ltd.................................   8,800   70,153
    Nishi-Nippon Financial Holdings, Inc........................  27,900  230,867
#   Nishi-Nippon Railroad Co., Ltd..............................   7,600  179,011
    Nishio Rent All Co., Ltd....................................   5,600  155,396
    Nissan Shatai Co., Ltd......................................  13,400  123,251
    Nissan Tokyo Sales Holdings Co., Ltd........................   4,900   12,888
    Nissei ASB Machine Co., Ltd.................................   2,600   96,104
    Nissei Plastic Industrial Co., Ltd..........................   4,600   41,042
    Nissha Co., Ltd.............................................   5,100   59,385
    Nisshin Fudosan Co..........................................   9,400   38,350
    Nisshin Oillio Group, Ltd. (The)............................   3,900  111,623
    Nisshin Seifun Group, Inc...................................   1,040   24,251
    Nisshinbo Holdings, Inc.....................................  29,511  263,454
    Nissin Corp.................................................   3,500   60,120

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nissin Electric Co., Ltd....................................  14,600 $  138,419
    Nissin Kogyo Co., Ltd.......................................  10,300    137,301
    Nissin Sugar Co., Ltd.......................................   3,100     55,036
    Nissui Pharmaceutical Co., Ltd..............................   2,600     27,596
    Nitori Holdings Co., Ltd....................................   1,500    178,954
    Nitta Corp..................................................   1,900     62,589
    Nitta Gelatin, Inc..........................................   3,200     19,597
    Nittan Valve Co., Ltd.......................................   4,000     11,532
    Nittetsu Mining Co., Ltd....................................   1,700     65,456
    Nitto Boseki Co., Ltd.......................................   3,000     62,557
    Nitto Denko Corp............................................  21,000  1,135,412
#   Nitto FC Co., Ltd...........................................   3,400     26,918
    Nitto Fuji Flour Milling Co., Ltd...........................     300     16,711
    Nitto Kogyo Corp............................................   3,600     70,678
    Nitto Kohki Co., Ltd........................................   2,400     49,448
    Nitto Seiko Co., Ltd........................................   4,900     28,973
    Nittoc Construction Co., Ltd................................   6,700     34,293
    Nittoku Engineering Co., Ltd................................     900     22,619
    NJS Co., Ltd................................................   1,500     20,476
    nms Holdings Co.............................................   3,600     13,922
    Noda Corp...................................................   2,000     14,450
    Noevir Holdings Co., Ltd....................................   3,100    162,926
    NOF Corp....................................................   9,000    320,819
    Nojima Corp.................................................   9,100    156,562
    NOK Corp....................................................  16,000    257,020
    Nomura Co., Ltd.............................................   5,000    139,864
    Nomura Holdings, Inc........................................  98,300    372,185
    Nomura Real Estate Holdings, Inc............................   9,300    197,767
    Nomura Research Institute, Ltd..............................   3,663    179,300
    Noritake Co., Ltd...........................................   1,500     73,159
    Noritsu Koki Co., Ltd.......................................   1,900     36,661
    Noritz Corp.................................................   7,100    110,131
    North Pacific Bank, Ltd.....................................  63,700    156,245
    Nozawa Corp.................................................   2,000     13,746
    NS Solutions Corp...........................................   5,400    145,092
    NS Tool Co., Ltd............................................   2,700     61,792
    NS United Kaiun Kaisha, Ltd.................................   3,000     65,892
    NSD Co., Ltd................................................   4,700    116,424
    NSK, Ltd....................................................  57,900    601,793
    NTN Corp.................................................... 151,000    498,425
    NTT Data Corp...............................................  17,200    200,569
    NTT DOCOMO, Inc.............................................  80,900  1,756,790
    NuFlare Technology, Inc.....................................   1,000     62,123
    Oat Agrio Co., Ltd..........................................     600      9,103
    Obara Group, Inc............................................   3,600    137,685
    Obayashi Corp...............................................  67,600    664,549
    Obic Co., Ltd...............................................   1,300    150,924
    Odakyu Electric Railway Co., Ltd............................   9,099    214,327
    Odelic Co., Ltd.............................................   1,400     49,505
    Ogaki Kyoritsu Bank, Ltd. (The).............................   6,600    149,188
#   Ohara, Inc..................................................   1,700     21,391
    Ohashi Technica, Inc........................................   3,300     42,734
    Ohba Co., Ltd...............................................   3,200     19,803
    Ohsho Food Service Corp.....................................   2,100    136,759
    Oiles Corp..................................................   3,240     54,151
    Oita Bank, Ltd. (The).......................................   3,900    117,382
    Oji Holdings Corp........................................... 124,400    746,458
    Okabe Co., Ltd..............................................   8,900     81,445
    Okada Aiyon Corp............................................     800      9,441

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Okamoto Machine Tool Works, Ltd.............................   1,100 $   29,497
    Okamura Corp................................................  10,700    108,003
    Okasan Securities Group, Inc................................  32,000    117,214
    Oki Electric Industry Co., Ltd..............................  28,100    329,379
    Okinawa Cellular Telephone Co...............................   3,200    100,445
    Okinawa Electric Power Co., Inc. (The)......................   7,193    118,858
    OKK Corp....................................................   1,800     13,003
    OKUMA Corp..................................................   3,900    229,747
    Okumura Corp................................................   6,300    203,812
    Okura Industrial Co., Ltd...................................   1,600     26,517
    Okuwa Co., Ltd..............................................   6,600     66,749
    Omron Corp..................................................  11,900    639,197
    Ono Pharmaceutical Co., Ltd.................................   3,200     60,113
    ONO Sokki Co., Ltd..........................................   3,200     17,677
    Onoken Co., Ltd.............................................   4,000     56,989
    Onward Holdings Co., Ltd....................................  16,700     92,132
    Ootoya Holdings Co., Ltd....................................     600     11,880
*   Open Door, Inc..............................................   1,200     34,753
#   Open House Co., Ltd.........................................   6,400    235,125
    Optex Group Co., Ltd........................................   4,300     72,033
    Oracle Corp.................................................   1,300     89,138
    Organo Corp.................................................   1,800     53,579
#   Orient Corp.................................................  83,000     87,559
    Oriental Land Co., Ltd......................................   2,900    320,766
    Origin Co., Ltd.............................................   1,400     25,992
    ORIX Corp................................................... 153,300  2,171,622
    Osaka Gas Co., Ltd..........................................   9,400    173,890
    Osaka Organic Chemical Industry, Ltd........................   3,500     35,649
    Osaka Soda Co., Ltd.........................................   2,300     55,598
    Osaka Steel Co., Ltd........................................   3,600     61,660
    OSAKA Titanium Technologies Co., Ltd........................   5,500     76,400
    Osaki Electric Co., Ltd.....................................  11,100     73,816
    OSG Corp....................................................  14,700    295,930
    OSJB Holdings Corp..........................................  31,900     76,217
    Otsuka Corp.................................................   4,100    161,265
    Otsuka Holdings Co., Ltd....................................   4,900    175,173
#*  Otsuka Kagu, Ltd............................................   1,700      4,569
    OUG Holdings, Inc...........................................     500     11,920
#   Outsourcing, Inc............................................  20,600    270,845
    Oyo Corp....................................................   5,800     61,148
    Pacific Industrial Co., Ltd.................................  12,700    208,252
    Pacific Metals Co., Ltd.....................................   1,600     35,155
    Pack Corp. (The)............................................   2,800     90,205
    PAL GROUP Holdings Co., Ltd.................................   2,900     88,939
    PALTAC Corp.................................................   3,200    176,732
    Pan Pacific International Holdings Corp.....................   3,900    251,333
    PAPYLESS Co., Ltd...........................................     700     14,095
    Paraca, Inc.................................................   1,500     26,941
    Paramount Bed Holdings Co., Ltd.............................   3,800    178,568
    Parco Co., Ltd..............................................   4,900     47,073
    Paris Miki Holdings, Inc....................................   8,700     30,666
    Park24 Co., Ltd.............................................   8,000    168,316
    Parker Corp.................................................   3,000     13,171
    Pasona Group, Inc...........................................   6,100     96,755
    PC Depot Corp...............................................   7,800     28,706
    Pegasus Sewing Machine Manufacturing Co., Ltd...............   5,300     30,542
    Penta-Ocean Construction Co., Ltd...........................  92,000    422,061
#   Pepper Food Service Co., Ltd................................   1,600     32,417
    Persol Holdings Co., Ltd....................................   7,400    139,486

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    PIA Corp....................................................     900 $   38,127
    Pickles Corp................................................     700     13,028
    Pigeon Corp.................................................   8,700    372,496
    Pilot Corp..................................................   4,600    190,135
    Piolax, Inc.................................................   6,200    116,730
    Plenus Co., Ltd.............................................   1,300     21,475
    Pola Orbis Holdings, Inc....................................   4,000    126,263
    Poletowin Pitcrew Holdings, Inc.............................   4,600     41,653
    Press Kogyo Co., Ltd........................................  23,000    124,576
    Pressance Corp..............................................  11,700    143,319
    Prestige International, Inc.................................   4,500     64,603
    Prima Meat Packers, Ltd.....................................   8,599    157,844
    Pronexus, Inc...............................................   1,800     21,432
    Pro-Ship, Inc...............................................   1,000     10,653
#*  Prospect Co., Ltd........................................... 125,000     20,145
    Proto Corp..................................................   2,700     50,664
    PS Mitsubishi Construction Co., Ltd.........................   8,000     47,139
    Punch Industry Co., Ltd.....................................   4,300     24,910
    Qol Holdings Co., Ltd.......................................   8,200    124,571
    Quick Co., Ltd..............................................   1,500     23,330
    Raito Kogyo Co., Ltd........................................   8,000    103,294
    Rakus Co., Ltd..............................................   2,100     36,678
    Rakuten, Inc................................................ 110,700  1,238,457
    Rasa Corp...................................................   1,700     12,739
#   Rasa Industries, Ltd........................................   2,100     29,512
    Raysum Co., Ltd.............................................   5,400     49,181
#   RECOMM Co., Ltd.............................................   7,800     11,804
    Recruit Holdings Co., Ltd...................................  31,500    948,587
    Relia, Inc..................................................   9,100     96,303
    Relo Group, Inc.............................................   9,200    251,261
    Renaissance, Inc............................................   2,600     48,146
    Renesas Easton Co., Ltd.....................................   4,100     15,290
*   Renesas Electronics Corp.................................... 125,500    672,138
    Rengo Co., Ltd..............................................  61,700    544,220
*   RENOVA, Inc.................................................   4,400     38,295
*   Renown, Inc.................................................  17,300     15,747
#   Resol Holdings Co., Ltd.....................................     300     10,887
    Resona Holdings, Inc........................................ 103,100    437,672
    Resorttrust, Inc............................................  24,800    347,163
    Restar Holdings Corp........................................   3,000     48,662
#   Retail Partners Co., Ltd....................................   2,500     26,106
    Rheon Automatic Machinery Co., Ltd..........................   2,500     37,903
    Rhythm Watch Co., Ltd.......................................   1,300     14,826
    Riberesute Corp.............................................   1,300     10,335
    Ricoh Co., Ltd..............................................  42,200    426,935
    Ricoh Leasing Co., Ltd......................................   3,900    113,986
    Ride On Express Holdings Co., Ltd...........................   1,500     16,183
    Right On Co., Ltd...........................................   4,200     29,409
    Riken Corp..................................................   2,100    100,689
    Riken Keiki Co., Ltd........................................   2,100     39,792
    Riken Technos Corp..........................................   8,700     40,693
    Riken Vitamin Co., Ltd......................................   1,700     55,970
    Ringer Hut Co., Ltd.........................................   3,600     76,259
    Rinnai Corp.................................................   1,600    107,942
    Rion Co., Ltd...............................................   1,800     32,360
    Riso Kagaku Corp............................................   3,500     58,103
    Riso Kyoiku Co., Ltd........................................  18,500     70,790
#   Rix Corp....................................................     800     10,726
#   Rock Field Co., Ltd.........................................   2,800     40,065

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Rohm Co., Ltd...............................................  3,000 $221,221
    Rohto Pharmaceutical Co., Ltd...............................  7,200  202,598
    Rokko Butter Co., Ltd.......................................  3,200   62,017
    Roland DG Corp..............................................  3,900   84,382
#   Rorze Corp..................................................  2,300   54,206
    Round One Corp.............................................. 21,400  288,369
    Royal Holdings Co., Ltd.....................................  5,300  129,767
*   Rozetta Corp................................................    900   34,693
    RS Technologies Co., Ltd....................................  1,100   32,342
#*  RVH, Inc....................................................  3,800    5,896
    Ryobi, Ltd..................................................  6,600  150,571
    Ryoden Corp.................................................  3,500   48,052
    Ryohin Keikaku Co., Ltd.....................................  1,300  247,967
    Ryosan Co., Ltd.............................................  4,100  110,587
    Ryoyo Electro Corp..........................................  5,100   78,522
    S Foods, Inc................................................  2,100   72,827
    S LINE Co., Ltd.............................................  1,300   11,992
    Sac's Bar Holdings, Inc.....................................  4,300   42,922
    Saibu Gas Co., Ltd..........................................  5,500  115,715
    Saison Information Systems Co., Ltd.........................    800   10,235
    Sakai Chemical Industry Co., Ltd............................  3,500   86,639
    Sakai Moving Service Co., Ltd...............................  2,700  159,052
    Sakai Ovex Co., Ltd.........................................  1,500   23,370
    Sakata INX Corp.............................................  8,300   75,475
#   Sakura Internet, Inc........................................  2,600   12,621
    Sala Corp................................................... 11,500   63,268
    SAMTY Co., Ltd..............................................  5,300   68,766
    San Holdings, Inc...........................................  1,300   29,134
    San ju San Financial Group, Inc.............................  3,450   46,584
    San-A Co., Ltd..............................................  3,400  133,439
    San-Ai Oil Co., Ltd......................................... 13,200  111,423
*   Sanden Holdings Corp........................................  5,500   39,633
    Sanei Architecture Planning Co., Ltd........................  3,900   55,303
    Sangetsu Corp...............................................  4,800   89,976
    San-In Godo Bank, Ltd. (The)................................ 27,500  182,238
*   Sanix, Inc..................................................  7,600   15,764
    Sanken Electric Co., Ltd....................................  7,700  165,555
    Sanki Engineering Co., Ltd..................................  9,100   99,581
#   Sanko Gosei, Ltd............................................  4,500   14,123
    Sanko Metal Industrial Co., Ltd.............................    800   19,331
    Sankyo Frontier Co., Ltd....................................  1,100   34,446
    Sankyo Seiko Co., Ltd.......................................  8,500   38,783
    Sankyo Tateyama, Inc........................................  6,600   73,409
    Sankyu, Inc.................................................  9,200  441,228
    Sanoh Industrial Co., Ltd...................................  8,500   40,389
    Sansei Landic Co., Ltd......................................  2,000   13,586
#   Sansei Technologies, Inc....................................  2,400   33,394
    Sanshin Electronics Co., Ltd................................  3,200   53,979
    Santen Pharmaceutical Co., Ltd..............................  8,600  131,371
    Sanwa Holdings Corp......................................... 24,500  295,085
    Sanyei Corp.................................................    500   14,124
    Sanyo Chemical Industries, Ltd..............................  3,100  156,902
    Sanyo Denki Co., Ltd........................................  2,200  103,536
    Sanyo Electric Railway Co., Ltd.............................  3,200   63,941
#   Sanyo Engineering & Construction, Inc.......................  2,300   14,002
    Sanyo Housing Nagoya Co., Ltd...............................  2,500   21,313
    Sanyo Shokai, Ltd...........................................  3,599   60,902
    Sanyo Special Steel Co., Ltd................................  4,300   86,225
    Sanyo Trading Co., Ltd......................................  2,400   48,787

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Sata Construction Co., Ltd..................................  3,000 $   10,637
    Sato Holdings Corp..........................................  6,900    167,991
    Sato Shoji Corp.............................................  3,600     30,321
#   Satori Electric Co., Ltd....................................  3,200     28,691
    Sawada Holdings Co., Ltd....................................  4,600     40,409
    Sawai Pharmaceutical Co., Ltd...............................  7,500    402,975
    Saxa Holdings, Inc..........................................  1,300     20,520
    SBI Holdings, Inc........................................... 28,600    613,223
    SBS Holdings, Inc...........................................  6,000    101,385
#   Scala, Inc..................................................  4,600     37,426
    SCREEN Holdings Co., Ltd.................................... 11,600    557,231
#   Scroll Corp.................................................  7,000     23,283
    SCSK Corp...................................................  5,200    247,108
    SEC Carbon, Ltd.............................................    500     44,537
    Secom Joshinetsu Co., Ltd...................................    400     12,964
    Seed Co., Ltd...............................................  3,600     36,989
    Seibu Electric & Machinery Co., Ltd.........................  1,200     10,549
    Seibu Holdings, Inc......................................... 26,900    437,891
    Seika Corp..................................................  1,500     18,441
    Seikagaku Corp..............................................  4,700     51,756
    Seikitokyu Kogyo Co., Ltd...................................  9,100     46,477
    Seiko Epson Corp............................................ 36,000    577,404
    Seiko Holdings Corp.........................................  7,499    170,182
    Seiko PMC Corp..............................................  1,300      9,273
    Seino Holdings Co., Ltd..................................... 18,200    247,767
    Seiren Co., Ltd.............................................  9,300    139,347
    Sekisui Chemical Co., Ltd................................... 50,600    812,307
    Sekisui House, Ltd.......................................... 59,300    956,110
    Sekisui Jushi Corp..........................................  5,100     98,733
    Sekisui Plastics Co., Ltd...................................  7,400     55,158
    Senko Group Holdings Co., Ltd............................... 36,100    290,341
    Senshu Electric Co., Ltd....................................  1,900     44,158
    Senshu Ikeda Holdings, Inc.................................. 45,300    112,561
*   Senshukai Co., Ltd..........................................  8,300     17,967
    Seria Co., Ltd..............................................  4,800    142,768
    Seven & I Holdings Co., Ltd................................. 50,200  1,737,286
    Seven Bank, Ltd............................................. 99,100    269,594
    Shibaura Electronics Co., Ltd...............................  2,300     82,433
    Shibaura Mechatronics Corp..................................  1,200     41,273
    Shibusawa Warehouse Co., Ltd. (The).........................  2,600     40,926
    Shibuya Corp................................................  3,900    121,235
#   Shidax Corp.................................................  6,100     16,933
*   SHIFT, Inc..................................................  1,400     77,124
    Shiga Bank, Ltd. (The)......................................  8,100    193,844
    Shikibo, Ltd................................................  2,900     26,532
    Shikoku Bank, Ltd. (The)....................................  9,300     85,021
    Shikoku Chemicals Corp......................................  9,100     98,440
#   Shikoku Electric Power Co., Inc............................. 14,900    150,580
    Shima Seiki Manufacturing, Ltd..............................  2,300     77,390
    Shimachu Co., Ltd...........................................  5,800    140,250
    Shimamura Co., Ltd..........................................  2,800    208,779
    Shimane Bank, Ltd. (The)....................................    900      6,577
    Shimano, Inc................................................    900    132,285
    Shimizu Bank, Ltd. (The)....................................  3,400     53,887
    Shimizu Corp................................................ 55,200    472,803
*   Shin Nippon Biomedical Laboratories, Ltd....................  3,200     22,058
    Shinagawa Refractories Co., Ltd.............................  1,600     47,797
    Shindengen Electric Manufacturing Co., Ltd..................  2,200     90,527
    Shin-Etsu Chemical Co., Ltd................................. 12,200  1,155,639

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Shin-Etsu Polymer Co., Ltd..................................  8,100 $   61,675
#*  Shinkawa, Ltd...............................................  3,800     17,065
    Shinko Electric Industries Co., Ltd......................... 17,900    157,971
    Shinko Plantech Co., Ltd....................................  9,300     97,348
#   Shinko Shoji Co., Ltd.......................................  4,900     82,557
    Shinmaywa Industries, Ltd................................... 14,100    174,106
    Shinnihon Corp..............................................  8,500     73,072
#   Shinoken Group Co., Ltd.....................................  7,200     46,638
*   Shinsei Bank, Ltd........................................... 12,700    177,093
    Shinsho Corp................................................  1,400     33,504
    Shinwa Co., Ltd.............................................  2,300     46,907
    Ship Healthcare Holdings, Inc...............................  8,800    362,043
    Shiseido Co., Ltd........................................... 10,300    810,177
    Shizuki Electric Co., Inc...................................  3,200     17,869
    Shizuoka Bank, Ltd. (The)................................... 30,300    232,821
    Shizuoka Gas Co., Ltd....................................... 13,800    112,038
    Shobunsha Publications, Inc.................................  3,000     10,940
#   Shoei Co., Ltd..............................................  1,900     82,608
#   Shoei Foods Corp............................................  2,200     61,680
    Shofu, Inc..................................................  2,600     29,569
*   Shoko Co., Ltd..............................................  1,400      8,179
    Showa Aircraft Industry Co., Ltd............................    800      9,771
    Showa Corp.................................................. 17,300    254,105
    Showa Denko K.K............................................. 23,700    809,119
    Showa Sangyo Co., Ltd.......................................  3,400     91,914
#   Showa Shinku Co., Ltd.......................................    700      8,046
    Sigma Koki Co., Ltd.........................................    700      8,449
    SIGMAXYZ, Inc...............................................  2,600     25,457
#   Siix Corp...................................................  7,900    126,651
    Sinanen Holdings Co., Ltd...................................  2,400     45,101
    Sinfonia Technology Co., Ltd................................  6,900     98,208
    Sinko Industries, Ltd.......................................  2,600     37,420
    Sintokogio, Ltd............................................. 10,000     94,092
    SK Kaken Co., Ltd...........................................    200     82,662
    SK-Electronics Co., Ltd.....................................  2,100     33,497
    SKY Perfect JSAT Holdings, Inc.............................. 38,100    152,433
    Skylark Holdings Co., Ltd................................... 24,200    398,633
    SMC Corp....................................................    700    292,365
    SMK Corp....................................................  1,100     25,462
    SMS Co., Ltd................................................  9,200    178,551
    SNT Corp....................................................  8,200     26,971
    Soda Nikka Co., Ltd.........................................  4,200     21,681
    Sodick Co., Ltd............................................. 13,900    125,571
    Soft99 Corp.................................................    800      6,482
    SoftBank Group Corp......................................... 65,700  6,966,258
#   Softbank Technology Corp....................................  1,200     26,817
    Softbrain Co., Ltd..........................................  2,500     11,929
    Softcreate Holdings Corp....................................    800     11,346
#   Software Service, Inc.......................................    400     35,745
    Sogo Medical Holdings Co., Ltd..............................  5,100     94,677
    Sohgo Security Services Co., Ltd............................  3,700    165,320
    Soken Chemical & Engineering Co., Ltd.......................  2,200     31,168
    Solasto Corp................................................  7,600     76,209
    Soliton Systems K.K.........................................  2,100     19,532
    Sompo Holdings, Inc......................................... 13,700    517,081
    Soshin Electric Co., Ltd....................................  2,500     11,760
    Sotetsu Holdings, Inc.......................................  5,700    157,911
    Sotoh Co., Ltd..............................................  1,100      9,656
#   Sourcenext Corp............................................. 15,200     70,185

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Space Co., Ltd..............................................  1,890 $   21,935
    Space Value Holdings Co., Ltd...............................  7,000     38,245
    Sparx Group Co., Ltd........................................ 33,800     73,144
    SPK Corp....................................................    600     13,039
    Square Enix Holdings Co., Ltd...............................  1,400     48,444
    SRA Holdings................................................  2,600     56,338
    SRS Holdings Co., Ltd.......................................  1,200     10,865
    St Marc Holdings Co., Ltd...................................  4,900    110,023
    Stanley Electric Co., Ltd...................................  9,700    262,997
#   Star Mica Co., Ltd..........................................  2,200     26,245
#   Star Micronics Co., Ltd.....................................  8,300    135,464
    Starts Corp., Inc........................................... 10,500    233,820
    Starzen Co., Ltd............................................  1,700     61,434
    St-Care Holding Corp........................................  2,700     12,657
    Stella Chemifa Corp.........................................  2,100     58,318
    Step Co., Ltd...............................................  2,300     31,141
    Strike Co., Ltd.............................................    800     14,597
    Studio Alice Co., Ltd.......................................  3,800     70,088
    Subaru Enterprise Co., Ltd..................................    400     20,691
    Sugi Holdings Co., Ltd......................................  2,800    141,611
    Sugimoto & Co., Ltd.........................................  2,600     46,545
    SUMCO Corp.................................................. 60,900    803,384
    Sumida Corp.................................................  8,500    126,926
#   Suminoe Textile Co., Ltd....................................  1,500     40,447
    Sumiseki Holdings, Inc...................................... 13,600     14,559
    Sumitomo Corp............................................... 30,800    441,451
    Sumitomo Densetsu Co., Ltd..................................  4,100     70,446
    Sumitomo Electric Industries, Ltd........................... 81,900  1,089,735
    Sumitomo Forestry Co., Ltd.................................. 35,800    492,529
    Sumitomo Heavy Industries, Ltd.............................. 22,300    792,928
    Sumitomo Metal Mining Co., Ltd.............................. 14,700    462,372
    Sumitomo Mitsui Construction Co., Ltd....................... 55,620    362,994
    Sumitomo Mitsui Financial Group, Inc........................ 38,300  1,392,060
    Sumitomo Mitsui Trust Holdings, Inc......................... 10,400    362,868
    Sumitomo Osaka Cement Co., Ltd.............................. 11,000    448,249
    Sumitomo Precision Products Co., Ltd........................    600     16,742
    Sumitomo Realty & Development Co., Ltd...................... 18,000    665,461
    Sumitomo Riko Co., Ltd...................................... 10,700     94,282
    Sumitomo Rubber Industries, Ltd............................. 52,525    645,863
    Sumitomo Seika Chemicals Co., Ltd...........................  2,400     93,248
    Sumitomo Warehouse Co., Ltd. (The).......................... 13,100    168,021
    Sun Frontier Fudousan Co., Ltd..............................  9,900    101,289
    Suncall Corp................................................  3,600     19,672
    Sundrug Co., Ltd............................................  3,600     96,518
    Suntory Beverage & Food, Ltd................................  4,300    190,142
    Sun-Wa Technos Corp.........................................  3,300     26,289
*   Suruga Bank, Ltd............................................ 27,400    121,378
    Sushiro Global Holdings, Ltd................................  2,500    163,666
    Suzuken Co., Ltd............................................  1,050     60,543
    Suzuki Co., Ltd.............................................  2,100     13,005
    SWCC Showa Holdings Co., Ltd................................  5,900     41,051
    Sysmex Corp.................................................  9,000    515,719
    Systena Corp................................................ 12,500    150,483
    Syuppin Co., Ltd............................................  3,700     24,683
    T Hasegawa Co., Ltd.........................................  6,300    101,797
    T RAD Co., Ltd..............................................  1,500     32,154
    T&D Holdings, Inc........................................... 48,000    519,892
    T&K Toka Co., Ltd...........................................  4,100     36,182
    Tachibana Eletech Co., Ltd..................................  4,880     76,185

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Tachikawa Corp..............................................  1,800 $   20,473
    Tachi-S Co., Ltd............................................  7,100    109,519
    Tadano, Ltd................................................. 18,000    190,445
    Taihei Dengyo Kaisha, Ltd...................................  3,900     86,014
    Taiheiyo Cement Corp........................................ 27,300    880,392
    Taiheiyo Kouhatsu, Inc......................................  2,400     15,931
    Taiho Kogyo Co., Ltd........................................  3,300     26,100
    Taikisha, Ltd...............................................  2,600     78,576
    Taiko Bank, Ltd. (The)......................................  1,900     28,436
    Taisei Corp................................................. 25,800  1,135,202
    Taisei Lamick Co., Ltd......................................    900     22,786
    Taisei Oncho Co., Ltd.......................................  1,100     17,372
    Taisho Pharmaceutical Holdings Co., Ltd.....................  1,500    138,750
    Taiyo Holdings Co., Ltd.....................................  3,500    123,286
    Taiyo Yuden Co., Ltd........................................ 34,500    840,200
    Takachiho Koheki Co., Ltd...................................  1,900     16,310
#   Takagi Seiko Corp...........................................    500     16,617
    Takamatsu Construction Group Co., Ltd.......................  1,800     38,828
    Takamatsu Machinery Co., Ltd................................    900      7,873
    Takamiya Co., Ltd...........................................  4,700     28,474
    Takano Co., Ltd.............................................  2,300     17,129
    Takaoka Toko Co., Ltd.......................................  3,000     34,763
    Takara Leben Co., Ltd....................................... 27,900     86,765
    Takara Standard Co., Ltd....................................  7,900    120,257
    Takasago International Corp.................................  3,000     91,255
    Takasago Thermal Engineering Co., Ltd.......................  5,600     88,817
    Takashima & Co., Ltd........................................    600      9,205
    Takashimaya Co., Ltd........................................ 16,500    185,529
    Take And Give Needs Co., Ltd................................  3,100     40,874
    TAKEBISHI Corp..............................................  2,200     27,213
    Takeei Corp.................................................  3,700     26,120
    Takemoto Yohki Co., Ltd.....................................  2,500     31,536
    Takeuchi Manufacturing Co., Ltd............................. 10,800    204,805
    Takihyo Co., Ltd............................................  1,600     26,218
    Takisawa Machine Tool Co., Ltd..............................  1,800     25,270
    Takuma Co., Ltd.............................................  9,500    114,547
    Tama Home Co., Ltd..........................................  4,700     46,377
    Tamron Co., Ltd.............................................  4,300     84,196
    Tamura Corp.................................................  8,400     52,184
    Tanabe Engineering Corp.....................................  1,100      7,739
    Tanseisha Co., Ltd..........................................  5,400     60,301
#   Tateru, Inc.................................................  3,000      7,180
    Tatsuta Electric Wire and Cable Co., Ltd.................... 10,600     46,554
    Tayca Corp..................................................  3,300     74,506
    Tazmo Co., Ltd..............................................  2,300     18,590
    Tbk Co., Ltd................................................  6,200     22,656
    TDC Soft, Inc...............................................  2,800     21,687
    TDK Corp.................................................... 18,600  1,629,621
    Tear Corp...................................................  1,600      9,847
    TechMatrix Corp.............................................  1,900     33,856
#   Techno Horizon Holdings Co., Ltd............................  2,900     10,234
    Techno Medica Co., Ltd......................................    900     17,034
    Techno Ryowa, Ltd...........................................  1,600     11,864
    Techno Smart Corp...........................................  2,600     21,680
    TechnoPro Holdings, Inc.....................................  6,600    397,113
    Tecnos Japan, Inc...........................................  1,400      8,466
    Teijin, Ltd................................................. 61,700  1,061,371
    Teikoku Sen-I Co., Ltd......................................  2,300     51,196
    Teikoku Tsushin Kogyo Co., Ltd..............................  1,600     17,558

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Tekken Corp.................................................  3,300 $ 86,284
    Tenma Corp..................................................  4,400   81,783
    Teraoka Seisakusho Co., Ltd.................................  2,100    9,751
    T-Gaia Corp.................................................  3,700   60,151
    THK Co., Ltd................................................ 21,400  565,898
    Tigers Polymer Corp.........................................  3,500   19,054
    TIS, Inc....................................................  9,700  442,570
    TKC Corp....................................................  2,800  109,635
    Toa Corp....................................................  5,200   57,218
    Toa Corp....................................................  4,100   58,897
    Toa Oil Co., Ltd............................................  2,100   33,907
    TOA ROAD Corp...............................................  1,500   38,431
    Toagosei Co., Ltd........................................... 24,700  269,641
    Toba, Inc...................................................    500   12,309
    Tobishima Corp..............................................  4,270   54,659
    Tobu Railway Co., Ltd.......................................  6,300  178,392
    TOC Co., Ltd................................................ 12,700   79,388
    Tocalo Co., Ltd............................................. 20,500  168,711
    Tochigi Bank, Ltd. (The).................................... 29,200   59,204
    Toda Corp................................................... 28,500  176,263
    Toda Kogyo Corp.............................................    800   16,015
    Toei Animation Co., Ltd.....................................  2,700  134,215
    Toei Co., Ltd...............................................    400   51,944
#   Toell Co., Ltd..............................................  1,900   13,140
    Toenec Corp.................................................  2,000   55,536
#   Togami Electric Manufacturing Co., Ltd......................  1,000   13,535
    Toho Bank, Ltd. (The)....................................... 49,400  128,179
    Toho Co., Ltd...............................................  1,400   58,792
    Toho Co., Ltd...............................................  2,500   49,383
    Toho Gas Co., Ltd...........................................  4,700  193,780
    Toho Holdings Co., Ltd......................................  6,000  140,586
    Toho Titanium Co., Ltd...................................... 10,200   85,830
    Toho Zinc Co., Ltd..........................................  1,600   41,882
    Tohoku Bank, Ltd. (The).....................................  1,800   17,528
    Tohoku Electric Power Co., Inc.............................. 14,100  161,408
    Tohoku Steel Co., Ltd.......................................    900   11,274
    Tohokushinsha Film Corp.....................................  5,700   30,075
#   Tokai Carbon Co., Ltd....................................... 38,500  445,506
    Tokai Corp..................................................  2,700   62,390
    TOKAI Holdings Corp......................................... 28,600  238,901
    Tokai Lease Co., Ltd........................................  1,100   16,045
    Tokai Rika Co., Ltd......................................... 18,900  328,185
    Tokai Tokyo Financial Holdings, Inc......................... 33,300  110,664
#   Token Corp..................................................  2,310  141,027
    Tokio Marine Holdings, Inc.................................. 18,800  952,507
    Tokushu Tokai Paper Co., Ltd................................  2,300   84,989
    Tokuyama Corp............................................... 21,100  524,230
*   Tokyo Base Co., Ltd.........................................  1,800   17,288
    Tokyo Broadcasting System Holdings, Inc.....................  5,200   98,913
    Tokyo Century Corp..........................................  7,600  351,500
    Tokyo Dome Corp............................................. 21,700  215,518
*   Tokyo Electric Power Co. Holdings, Inc...................... 41,100  232,148
    Tokyo Electron Device, Ltd..................................  1,800   31,387
    Tokyo Electron, Ltd.........................................  4,100  650,807
    Tokyo Energy & Systems, Inc.................................  7,100   61,277
    Tokyo Gas Co., Ltd..........................................  9,900  251,877
    Tokyo Individualized Educational Institute, Inc.............  1,500   13,556
    Tokyo Keiki, Inc............................................  2,000   19,941
    Tokyo Kiraboshi Financial Group, Inc........................  7,022  101,467

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Tokyo Ohka Kogyo Co., Ltd...................................   3,900 $124,890
    Tokyo Printing Ink Manufacturing Co., Ltd...................     300    6,857
    Tokyo Rakutenchi Co., Ltd...................................     400   18,107
#   Tokyo Rope Manufacturing Co., Ltd...........................   2,600   25,601
    Tokyo Sangyo Co., Ltd.......................................   6,600   30,482
    Tokyo Seimitsu Co., Ltd.....................................  11,100  322,422
    Tokyo Steel Manufacturing Co., Ltd..........................  10,400   89,064
    Tokyo Tatemono Co., Ltd.....................................  39,100  441,344
    Tokyo Tekko Co., Ltd........................................   2,300   25,458
    Tokyo Theatres Co., Inc.....................................   1,900   22,729
    Tokyu Construction Co., Ltd.................................  28,040  201,366
    Tokyu Corp..................................................  13,300  217,130
    Tokyu Fudosan Holdings Corp.................................  94,543  533,397
    Tokyu Recreation Co., Ltd...................................     600   26,804
    Toli Corp...................................................  10,700   25,053
    Tomato Bank, Ltd............................................   2,600   24,944
    Tomen Devices Corp..........................................     500   10,720
    Tomoe Corp..................................................   5,400   17,431
    Tomoe Engineering Co., Ltd..................................   1,500   33,030
    Tomoegawa Co., Ltd..........................................   1,200   11,061
    Tomoku Co., Ltd.............................................   2,200   35,010
    TOMONY Holdings, Inc........................................  35,300  128,474
    Tomy Co., Ltd...............................................  26,400  283,079
    Tonami Holdings Co., Ltd....................................   1,300   71,436
    Topcon Corp.................................................  33,400  405,872
    Toppan Forms Co., Ltd.......................................  11,500  105,173
    Toppan Printing Co., Ltd....................................  14,800  240,220
    Topre Corp..................................................  11,400  213,844
    Topy Industries, Ltd........................................   4,000   92,569
    Toray Industries, Inc....................................... 118,200  808,851
#   Torex Semiconductor, Ltd....................................   1,400   16,412
    Toridoll Holdings Corp......................................   7,400  165,739
    Torigoe Co., Ltd. (The).....................................   4,100   28,250
    Torishima Pump Manufacturing Co., Ltd.......................   4,500   40,862
    Tosei Corp..................................................   8,900   74,015
    Toshiba Corp................................................   3,100  103,297
    Toshiba Machine Co., Ltd....................................   3,900   89,187
    Toshiba Plant Systems & Services Corp.......................   3,900   70,032
    Toshiba TEC Corp............................................   8,800  243,184
    Tosho Co., Ltd..............................................   3,200   82,226
    Tosho Printing Co., Ltd.....................................   5,000   43,730
    Tosoh Corp..................................................  44,600  719,114
#   Totech Corp.................................................   1,700   33,426
    Totetsu Kogyo Co., Ltd......................................   4,800  140,939
    TOTO, Ltd...................................................   8,899  377,209
    Totoku Electric Co., Ltd....................................     500    8,549
    Tottori Bank, Ltd. (The)....................................   2,400   30,472
    Toukei Computer Co., Ltd....................................     700   19,056
    Tow Co., Ltd................................................   5,100   33,281
    Towa Bank, Ltd. (The).......................................   9,200   59,012
    Towa Corp...................................................   7,800   64,906
    Towa Pharmaceutical Co., Ltd................................   7,200  177,287
    Toyo Construction Co., Ltd..................................  21,000   77,363
    Toyo Corp...................................................   5,600   45,677
    Toyo Denki Seizo K.K........................................   1,200   16,432
*   Toyo Engineering Corp.......................................   7,500   39,999
    Toyo Gosei Co., Ltd.........................................   1,400   22,300
    Toyo Ink SC Holdings Co., Ltd...............................   7,300  174,917
    Toyo Kanetsu K.K............................................   2,900   55,303

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
#   Toyo Logistics Co., Ltd.....................................  6,300 $ 17,991
    Toyo Machinery & Metal Co., Ltd.............................  4,900   27,548
    Toyo Securities Co., Ltd.................................... 14,000   16,343
    Toyo Seikan Group Holdings, Ltd............................. 11,100  222,569
    Toyo Suisan Kaisha, Ltd.....................................  1,400   53,458
    Toyo Tanso Co., Ltd.........................................  2,300   45,647
    Toyo Tire Corp.............................................. 33,000  386,048
    Toyo Wharf & Warehouse Co., Ltd.............................  1,500   20,122
    Toyobo Co., Ltd............................................. 28,900  377,096
    Toyoda Gosei Co., Ltd....................................... 23,700  493,368
    Toyota Boshoku Corp......................................... 16,400  242,329
    Toyota Industries Corp......................................  3,900  221,066
    Toyota Tsusho Corp.......................................... 18,400  611,170
    TPR Co., Ltd................................................  6,600  130,102
    Trancom Co., Ltd............................................  2,600  151,233
    Transaction Co., Ltd........................................  2,200   16,021
    Trend Micro, Inc............................................  3,500  174,972
#   Tri Chemical Laboratories, Inc..............................  1,400   73,809
    Trinity Industrial Corp.....................................  2,000   12,586
    Trusco Nakayama Corp........................................  6,800  171,868
    Trust Tech, Inc.............................................  1,600   54,538
    TS Tech Co., Ltd............................................ 11,700  351,381
    TSI Holdings Co., Ltd....................................... 10,600   65,919
    Tsubaki Nakashima Co., Ltd.................................. 14,500  270,941
    Tsubakimoto Chain Co........................................  7,100  264,650
    Tsubakimoto Kogyo Co., Ltd..................................  1,200   39,346
    Tsudakoma Corp..............................................  1,200   20,528
#   Tsugami Corp................................................ 14,000  126,906
    Tsukada Global Holdings, Inc................................  5,000   27,319
    Tsukishima Kikai Co., Ltd...................................  5,700   74,785
    Tsukuba Bank, Ltd........................................... 28,700   50,676
    Tsukui Corp................................................. 16,000   99,951
    Tsumura & Co................................................  3,300  101,479
    Tsuruha Holdings, Inc.......................................  2,500  213,065
    Tsurumi Manufacturing Co., Ltd..............................  4,800   86,030
    Tsutsumi Jewelry Co., Ltd...................................  1,500   24,447
    Tsuzuki Denki Co., Ltd......................................  1,700   14,047
    TV Asahi Holdings Corp......................................  3,200   56,473
    Tv Tokyo Holdings Corp......................................  3,500   73,771
    TYK Corp....................................................  5,500   18,278
#   UACJ Corp................................................... 10,100  204,301
    Ube Industries, Ltd......................................... 33,900  725,314
    Uchida Yoko Co., Ltd........................................  1,700   54,264
    Uchiyama Holdings Co., Ltd..................................  3,100   13,570
    Ulvac, Inc.................................................. 14,200  478,347
    UMC Electronics Co., Ltd....................................  1,400   18,162
    Unicharm Corp...............................................  7,800  257,414
    Uniden Holdings Corp........................................  1,300   28,709
    UNIMAT Retirement Community Co., Ltd........................  1,200   19,741
    Union Tool Co...............................................  1,200   33,131
    Unipres Corp................................................ 13,400  207,090
    United Arrows, Ltd..........................................  3,800  120,030
    United Super Markets Holdings, Inc.......................... 11,400  103,060
    UNITED, Inc.................................................  3,600   46,302
*   Unitika, Ltd................................................ 18,800   74,582
    Unizo Holdings Co., Ltd.....................................  4,800   85,095
    Urbanet Corp. Co., Ltd......................................  3,300   10,247
*   Usen-Next Holdings Co., Ltd.................................  2,700   20,288
    Ushio, Inc.................................................. 22,200  269,881

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    USS Co., Ltd................................................  7,300 $140,129
    UT Group Co., Ltd...........................................  5,200  149,979
    Utoc Corp...................................................  3,900   19,052
    V Technology Co., Ltd.......................................    800  107,538
    Valor Holdings Co., Ltd..................................... 12,400  302,490
    Valqua, Ltd.................................................  4,800  102,987
    Value HR Co., Ltd...........................................    700   16,232
    ValueCommerce Co., Ltd......................................  2,700   68,427
*   V-Cube, Inc.................................................  4,000   18,702
*   Vector, Inc.................................................  4,800   57,148
#   Vertex Corp.................................................  1,060   10,291
    Village Vanguard Co., Ltd...................................  1,200   10,205
*   Vision, Inc.................................................  1,000   46,021
#*  Visionary Holdings Co., Ltd................................. 23,900   14,051
#   Vital KSK Holdings, Inc.....................................  5,400   51,525
    VT Holdings Co., Ltd........................................ 25,500  102,905
    Wacoal Holdings Corp........................................  8,200  202,523
    Wacom Co., Ltd.............................................. 22,600   91,390
    Wakachiku Construction Co., Ltd.............................  3,700   47,576
*   Wakamoto Pharmaceutical Co., Ltd............................  4,500   11,374
    Wakita & Co., Ltd...........................................  8,700   91,387
    Warabeya Nichiyo Holdings Co., Ltd..........................  3,800   61,122
    Waseda Academy Co., Ltd.....................................  2,000   13,069
    Watahan & Co., Ltd..........................................  2,400   51,441
    WATAMI Co., Ltd.............................................  4,400   61,593
    Watts Co., Ltd..............................................  1,800   11,351
    WDB Holdings Co., Ltd.......................................  1,400   41,593
    Weathernews, Inc............................................    900   27,335
    Welcia Holdings Co., Ltd....................................  2,130   83,960
    West Holdings Corp..........................................  5,300   70,468
    Will Group, Inc.............................................  3,100   31,709
    WIN-Partners Co., Ltd.......................................  1,900   20,774
#*  WirelessGate, Inc...........................................  3,300   12,210
    Wood One Co., Ltd...........................................  1,900   18,547
    Workman Co., Ltd............................................    400   19,422
    World Holdings Co., Ltd.....................................  2,600   44,206
    Wowow, Inc..................................................  1,700   44,052
    Xebio Holdings Co., Ltd.....................................  6,300   66,325
    YAC Holdings Co., Ltd.......................................  1,700   13,287
    Yachiyo Industry Co., Ltd...................................    900    6,114
    Yagi & Co., Ltd.............................................    800   10,791
    Yahagi Construction Co., Ltd................................  6,700   47,001
    Yahoo Japan Corp............................................ 79,900  213,291
    Yaizu Suisankagaku Industry Co., Ltd........................  1,700   16,985
    Yakult Honsha Co., Ltd......................................  1,900  129,724
#   Yakuodo Co., Ltd............................................  1,500   36,735
    YAMABIKO Corp...............................................  8,100   80,118
    YAMADA Consulting Group Co., Ltd............................  1,400   30,456
#   Yamada Denki Co., Ltd....................................... 39,200  185,825
    Yamagata Bank, Ltd. (The)...................................  5,399   87,011
    Yamaguchi Financial Group, Inc.............................. 24,800  183,488
#   Yamaichi Electronics Co., Ltd...............................  5,700   64,878
#   YA-MAN, Ltd.................................................  5,800   55,805
    Yamanashi Chuo Bank, Ltd. (The).............................  7,300   85,637
    Yamatane Corp...............................................  2,600   37,860
#   Yamato Corp.................................................  2,700   12,649
    Yamato Holdings Co., Ltd....................................  8,600  186,824
    Yamato International, Inc...................................  3,200   12,000
    Yamato Kogyo Co., Ltd.......................................  6,600  183,249

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ ------------
JAPAN -- (Continued)
    Yamaura Corp................................................  2,200 $     17,804
    Yamazaki Baking Co., Ltd.................................... 22,900      341,147
    Yamazawa Co., Ltd...........................................    900       13,082
    Yamazen Corp................................................ 11,300      118,894
    Yaoko Co., Ltd..............................................  3,700      176,080
    Yashima Denki Co., Ltd......................................  3,400       26,937
    Yaskawa Electric Corp....................................... 13,900      517,466
    Yasuda Logistics Corp.......................................  3,400       26,379
    Yasunaga Corp...............................................  2,300       36,371
    Yellow Hat, Ltd.............................................  9,400      118,951
    Yodogawa Steel Works, Ltd...................................  4,400       83,951
    Yokogawa Bridge Holdings Corp...............................  6,500      105,767
    Yokogawa Electric Corp...................................... 16,600      347,621
    Yokohama Reito Co., Ltd..................................... 12,100       95,839
    Yokohama Rubber Co., Ltd. (The)............................. 40,200      757,479
#   Yokowo Co., Ltd.............................................  3,700       59,216
    Yondenko Corp...............................................  1,100       26,130
    Yondoshi Holdings, Inc......................................  2,900       63,894
    Yorozu Corp.................................................  5,900       85,929
#   Yotai Refractories Co., Ltd.................................  4,900       23,040
    Yuasa Trading Co., Ltd......................................  3,500       99,845
    Yuken Kogyo Co., Ltd........................................    700       10,959
#   Yume No Machi Souzou Iinkai Co., Ltd........................  2,600       39,008
#   Yumeshin Holdings Co., Ltd..................................  7,900       57,223
    Yurtec Corp................................................. 10,600       74,803
    Yushiro Chemical Industry Co., Ltd..........................  2,000       23,933
    Yutaka Giken Co., Ltd.......................................    200        3,312
    Zaoh Co., Ltd...............................................    800        9,656
    Zenitaka Corp. (The)........................................    600       28,785
    Zenkoku Hosho Co., Ltd...................................... 10,100      354,649
    Zenrin Co., Ltd.............................................  5,700      124,490
    Zensho Holdings Co., Ltd....................................  9,400      211,881
    Zeon Corp................................................... 51,600      506,840
    ZIGExN Co., Ltd.............................................  9,400       49,072
    Zojirushi Corp..............................................  6,100       62,942
    ZOZO, Inc................................................... 10,100      179,411
    Zuiko Corp..................................................    700       22,599
    Zuken, Inc..................................................  1,400       19,258
                                                                        ------------
TOTAL JAPAN.....................................................         263,524,083
                                                                        ------------
NETHERLANDS -- (2.8%)
    Aalberts NV................................................. 30,044    1,182,077
#   ABN AMRO Group NV........................................... 26,025      612,948
#   Accell Group NV.............................................  3,380       96,373
#   Aegon NV.................................................... 95,752      499,840
    Aegon NV.................................................... 17,377       90,360
    Akzo Nobel NV............................................... 16,598    1,410,277
#*  Altice Europe NV............................................ 76,429      242,543
*   Altice Europe NV, Class B...................................  3,103        9,803
#   AMG Advanced Metallurgical Group NV......................... 10,708      325,556
    Amsterdam Commodities NV....................................  4,113       93,770
    APERAM SA...................................................  9,685      298,790
#   Arcadis NV.................................................. 14,235      268,979
#   ArcelorMittal............................................... 38,288      836,210
    ASM International NV........................................ 11,525      785,767
#   ASML Holding NV.............................................  5,450    1,138,019
    ASML Holding NV............................................. 12,601    2,631,318
    ASR Nederland NV............................................ 31,857    1,417,447
*   Basic-Fit NV................................................  9,132      324,147

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NETHERLANDS -- (Continued)
#   BE Semiconductor Industries NV..............................  28,622 $   824,473
*   Beter Bed Holding NV........................................   3,857      18,913
    BinckBank NV................................................  19,199     136,238
#   Boskalis Westminster........................................  14,950     410,304
    Brunel International NV.....................................   1,267      20,560
*   Coca-Cola European Partners P.L.C...........................  21,042   1,125,467
    Corbion NV..................................................  18,042     577,161
    Flow Traders................................................  13,664     391,580
    ForFarmers NV...............................................  11,164      95,455
#*  Fugro NV....................................................  17,870     162,869
    GrandVision NV..............................................  15,221     342,527
*   Heijmans NV.................................................   5,499      62,435
    Hunter Douglas NV...........................................   1,198      84,636
    IMCD NV.....................................................   6,809     550,537
    ING Groep NV................................................ 104,018   1,327,272
    Intertrust NV...............................................   6,117     116,275
    KAS Bank NV.................................................   3,123      43,690
    Kendrion NV.................................................   4,107     100,807
    Koninklijke Ahold Delhaize NV...............................  98,064   2,363,491
    Koninklijke BAM Groep NV....................................  66,743     325,934
    Koninklijke DSM NV..........................................  16,091   1,840,354
    Koninklijke KPN NV.......................................... 537,132   1,650,797
    Koninklijke Vopak NV........................................   4,920     219,693
    Nederland Apparatenfabriek..................................   1,294      72,211
    NN Group NV.................................................  18,616     812,395
*   OCI NV......................................................  22,234     645,762
    Ordina NV...................................................  25,878      55,405
#   Randstad NV.................................................  32,807   1,876,273
    SBM Offshore NV.............................................  30,098     558,511
    SIF Holding NV..............................................   1,055      12,477
    Signify NV..................................................  31,291     939,025
    Sligro Food Group NV........................................   7,614     278,267
*   Takeaway.com NV.............................................     509      43,871
    TKH Group NV................................................  11,860     638,103
*   TomTom NV...................................................  36,667     316,947
    Unilever NV.................................................  32,865   1,988,661
#   Unilever NV.................................................  14,403     871,447
    Van Lanschot Kempen NV......................................   3,124      81,348
    Wessanen....................................................  18,265     237,133
    Wolters Kluwer NV...........................................  19,213   1,341,019
                                                                         -----------
TOTAL NETHERLANDS...............................................          35,824,547
                                                                         -----------
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd............................................  56,401     634,037
    Abano Healthcare Group, Ltd.................................   2,918       8,892
    Air New Zealand, Ltd........................................ 201,351     360,575
    Arvida Group, Ltd...........................................  18,686      16,233
    Auckland International Airport, Ltd.........................  47,356     252,107
*   CBL Corp., Ltd..............................................   8,101       3,216
    Chorus, Ltd................................................. 125,405     501,906
#   Comvita, Ltd................................................   2,440       6,778
    Contact Energy, Ltd.........................................  48,151     216,171
    EBOS Group, Ltd.............................................  13,953     199,617
#*  Eroad, Ltd..................................................   3,923       7,085
    Fisher & Paykel Healthcare Corp., Ltd.......................  30,399     321,587
    Fletcher Building, Ltd......................................  66,999     230,833
#   Fonterra Co-operative Group, Ltd............................  11,016      31,286
    Freightways, Ltd............................................  34,642     196,907
    Genesis Energy, Ltd.........................................  65,241     133,153

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NEW ZEALAND -- (Continued)
    Gentrack Group, Ltd.........................................   5,468 $   20,084
    Hallenstein Glasson Holdings, Ltd...........................   9,781     32,211
    Heartland Group Holdings, Ltd...............................  93,474     96,897
    Infratil, Ltd...............................................  84,722    245,553
    Investore Property, Ltd.....................................  23,836     26,102
    Kathmandu Holdings, Ltd.....................................  37,346     58,644
    Mainfreight, Ltd............................................  14,016    327,773
    Mercury NZ, Ltd.............................................  24,238     59,935
    Meridian Energy, Ltd........................................  28,632     77,775
    Metlifecare, Ltd............................................  28,991     95,796
#   Metro Performance Glass, Ltd................................  28,095      7,881
    NEW Zealand King Salmon Investments, Ltd....................  12,378     24,554
    New Zealand Refining Co., Ltd. (The)........................  33,462     46,513
    NZME, Ltd...................................................  18,597      6,819
#   NZX, Ltd....................................................  41,030     27,668
    Oceania Healthcare, Ltd.....................................  26,135     18,695
    PGG Wrightson, Ltd..........................................  27,698      9,798
    Port of Tauranga, Ltd.......................................  32,566    128,388
    Restaurant Brands New Zealand, Ltd..........................   5,440     30,925
    Ryman Healthcare, Ltd.......................................  16,350    132,776
    Sanford, Ltd................................................   9,130     41,607
    Scales Corp., Ltd...........................................  16,423     54,604
#   Skellerup Holdings, Ltd.....................................  28,994     42,404
#   SKY Network Television, Ltd.................................  82,458     67,287
    Spark New Zealand, Ltd...................................... 135,398    332,223
    Steel & Tube Holdings, Ltd..................................  26,145     21,651
    Summerset Group Holdings, Ltd...............................  58,228    218,269
*   Synlait Milk, Ltd...........................................   9,559     67,528
    Tourism Holdings, Ltd.......................................  27,790     75,017
#*  TOWER, Ltd..................................................  17,032      8,863
    Trade Me Group, Ltd.........................................  66,206    284,476
#   Trustpower, Ltd.............................................   7,314     33,933
#   Vector, Ltd.................................................  17,959     44,011
    Vista Group International, Ltd..............................  12,295     41,411
    Warehouse Group, Ltd. (The).................................  25,303     36,147
    Z Energy, Ltd...............................................  77,831    329,080
                                                                         ----------
TOTAL NEW ZEALAND...............................................          6,293,681
                                                                         ----------
NORWAY -- (1.1%)
    ABG Sundal Collier Holding ASA.............................. 140,849     70,281
#*  Adevinta ASA, Class A.......................................   2,182     22,009
*   Adevinta ASA, Class B.......................................   2,783     27,380
    AF Gruppen ASA..............................................   3,136     55,853
*   Akastor ASA.................................................  34,023     52,610
    Aker BP ASA.................................................  11,645    384,372
*   Aker Solutions ASA..........................................  32,032    164,452
    American Shipping Co. ASA...................................  14,670     58,096
*   Archer, Ltd.................................................  12,255      7,897
#   Atea ASA....................................................  22,384    319,985
    Austevoll Seafood ASA.......................................  24,096    280,715
#*  Avance Gas Holding, Ltd.....................................  10,487     29,908
#*  Axactor SE..................................................  10,472     25,557
#   B2Holding ASA...............................................  18,973     29,361
    Bakkafrost P/F..............................................   6,466    332,115
    Bonheur ASA.................................................   6,002     96,334
    Borregaard ASA..............................................  31,409    318,862
#*  BW LPG, Ltd.................................................  12,367     56,932
*   BW Offshore, Ltd............................................  27,016    150,626
    Data Respons ASA............................................   7,305     26,270

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
NORWAY -- (Continued)
    DNB ASA.....................................................    33,465 $   643,505
    DNO ASA.....................................................   210,457     477,805
#*  DOF ASA.....................................................    31,179      17,129
    Entra ASA...................................................     8,739     126,843
    Equinor ASA.................................................    97,963   2,183,755
    Equinor ASA, Sponsored ADR..................................     3,101      68,811
    Europris ASA................................................    57,413     179,415
*   FLEX LNG, Ltd...............................................     3,497      48,171
*   Frontline, Ltd..............................................    17,943     149,024
    Gjensidige Forsikring ASA...................................     7,694     149,617
    Grieg Seafood ASA...........................................    14,604     168,724
*   Hexagon Composites ASA......................................    12,297      57,950
    Hoegh LNG Holdings, Ltd.....................................    11,854      53,957
*   Kongsberg Automotive ASA....................................    69,568      63,898
    Kvaerner ASA................................................    31,962      44,493
    Leroy Seafood Group ASA.....................................    30,393     220,057
    Mowi ASA....................................................    20,357     441,657
*   NEL ASA.....................................................    38,810      32,614
*   Nordic Semiconductor ASA....................................     4,141      19,734
    Norsk Hydro ASA.............................................   204,186     879,446
#   Norway Royal Salmon ASA.....................................     2,810      60,782
#*  Norwegian Air Shuttle ASA...................................    13,818      57,904
*   Norwegian Finans Holding ASA................................    27,148     223,694
    Norwegian Property ASA......................................    22,578      27,814
#   Ocean Yield ASA.............................................    18,903     143,664
*   Odfjell Drilling, Ltd.......................................    26,164      90,728
    Odfjell SE, Class A.........................................     3,280      10,741
    Olav Thon Eiendomsselskap ASA...............................     3,755      69,177
    Orkla ASA...................................................    49,493     388,448
*   Otello Corp. ASA............................................    18,354      31,658
*   Petroleum Geo-Services ASA..................................    89,474     198,614
*   Prosafe SE..................................................    10,014      18,877
*   Protector Forsikring ASA....................................    12,346      83,814
#*  REC Silicon ASA.............................................   457,056      37,017
    Salmar ASA..................................................     4,507     205,000
    Sbanken ASA.................................................    10,925     107,533
#   Scatec Solar ASA............................................    21,225     201,617
#   Schibsted ASA, Class A......................................     2,182      57,322
#   Schibsted ASA, Class B......................................     2,783      66,578
    Selvaag Bolig ASA...........................................     9,716      55,160
    Solon Eiendom ASA...........................................     3,787      17,244
#*  Solstad Offshore ASA........................................    51,987       8,212
    SpareBank 1 SR-Bank ASA.....................................    17,743     205,149
    Spectrum ASA................................................    11,722      75,805
    Stolt-Nielsen, Ltd..........................................     7,288      91,346
    Storebrand ASA..............................................    41,471     350,484
    Subsea 7 SA.................................................    17,551     222,976
#   Telenor ASA.................................................    16,959     340,907
    TGS NOPEC Geophysical Co. ASA...............................    16,290     425,963
    Tomra Systems ASA...........................................     9,964     300,600
    Treasure ASA................................................    11,954      19,770
    Veidekke ASA................................................    26,121     292,288
#   XXL ASA.....................................................     7,060      21,550
    Yara International ASA......................................     4,353     196,817
                                                                           -----------
TOTAL NORWAY....................................................            13,241,473
                                                                           -----------
PORTUGAL -- (0.3%)
    Altri SGPS SA...............................................    17,850     139,949
*   Banco Comercial Portugues SA, Class R....................... 1,456,963     408,959

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
PORTUGAL -- (Continued)
    CTT-Correios de Portugal SA.................................    26,952 $   76,429
    EDP - Energias de Portugal SA...............................    67,830    257,392
    EDP Renovaveis SA...........................................    23,116    229,859
    Galp Energia SGPS SA........................................    36,078    604,893
    Jeronimo Martins SGPS SA....................................    25,923    422,508
#*  Mota-Engil SGPS SA..........................................    24,656     65,729
    Navigator Co. SA (The)......................................    48,904    216,245
    NOS SGPS SA.................................................    86,892    583,985
    REN - Redes Energeticas Nacionais SGPS SA...................    25,119     71,900
    Semapa-Sociedade de Investimento e Gestao...................     7,457    122,350
    Sonae Capital SGPS SA.......................................    22,088     22,620
    Sonae SGPS SA...............................................   157,575    175,802
*   Teixeira Duarte SA..........................................    12,108      1,978
                                                                           ----------
TOTAL PORTUGAL..................................................            3,400,598
                                                                           ----------
SINGAPORE -- (1.2%)
    Accordia Golf Trust.........................................   144,700     64,412
    AEM Holdings, Ltd...........................................    25,700     21,582
#   Amara Holdings, Ltd.........................................    40,200     14,776
    Ascendas India Trust........................................   123,700    118,246
    Banyan Tree Holdings, Ltd...................................    72,700     30,483
#   Best World International, Ltd...............................    53,300     63,485
    Boustead Projects, Ltd......................................     2,700      1,865
    Boustead Singapore, Ltd.....................................    79,500     47,063
    BreadTalk Group, Ltd........................................    24,000     14,915
    Bukit Sembawang Estates, Ltd................................    38,100    159,636
    CapitaLand, Ltd.............................................   143,400    372,641
    Centurion Corp., Ltd........................................    37,000     11,844
    China Aviation Oil Singapore Corp., Ltd.....................    29,900     30,192
    China Sunsine Chemical Holdings, Ltd........................   107,400     91,805
    Chip Eng Seng Corp., Ltd....................................   104,700     61,207
    Chuan Hup Holdings, Ltd.....................................    81,300     21,835
#   CITIC Envirotech, Ltd.......................................   259,900     76,409
    City Developments, Ltd......................................    24,300    159,947
    ComfortDelGro Corp., Ltd....................................   206,400    408,813
    Dairy Farm International Holdings, Ltd......................    13,800    108,104
    DBS Group Holdings, Ltd.....................................    34,677    721,123
*   Del Monte Pacific, Ltd......................................    53,748      5,378
    Delfi, Ltd..................................................    26,800     26,643
    Delong Holdings, Ltd........................................     9,000     40,438
    Duty Free International, Ltd................................    58,700      8,384
*   Dyna-Mac Holdings, Ltd......................................    42,000      3,238
    Elec & Eltek International Co., Ltd.........................     6,400      8,816
*   Ezion Holdings, Ltd.........................................   982,352     31,057
#*  Ezra Holdings, Ltd..........................................   190,010      1,443
    Far East Orchard, Ltd.......................................    39,600     37,003
#   First Resources, Ltd........................................   102,800    138,296
    Food Empire Holdings, Ltd...................................    42,400     16,987
    Fragrance Group, Ltd........................................    64,000      6,300
    Fraser and Neave, Ltd.......................................     9,100     11,979
    Frasers Property, Ltd.......................................    62,400     85,392
    Frencken Group, Ltd.........................................    61,500     29,906
    Fu Yu Corp., Ltd............................................   102,100     16,153
*   Gallant Venture, Ltd........................................    52,000      4,883
    Geo Energy Resources, Ltd...................................   113,700     14,642
    GL, Ltd.....................................................    85,500     49,985
    Golden Agri-Resources, Ltd.................................. 1,138,100    241,985
    Golden Energy & Resources, Ltd..............................    34,500      5,966
    Great Eastern Holdings, Ltd.................................     3,500     66,803

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SINGAPORE -- (Continued)
    GuocoLand, Ltd..............................................  70,700 $  101,402
    Halcyon Agri Corp., Ltd.....................................  43,213     16,520
    Hanwell Holdings, Ltd.......................................  88,400     16,921
    Haw Par Corp., Ltd..........................................  17,600    187,676
    Hi-P International, Ltd.....................................  51,800     55,734
    Ho Bee Land, Ltd............................................  39,400     73,902
    Hong Fok Corp., Ltd.........................................  66,700     43,474
*   Hong Leong Asia, Ltd........................................  59,600     24,552
    Hong Leong Finance, Ltd.....................................  44,700     91,405
    Hongkong Land Holdings, Ltd.................................  34,000    237,385
    Hotel Grand Central, Ltd....................................  28,891     29,219
    Hour Glass, Ltd. (The)......................................   3,100      1,789
#   Hutchison Port Holdings Trust............................... 914,900    214,918
*   Hyflux, Ltd.................................................  78,700      1,991
    iFAST Corp., Ltd............................................  17,500     14,404
    Indofood Agri Resources, Ltd................................ 119,900     24,704
    Japfa, Ltd.................................................. 166,300     78,388
    Jardine Cycle & Carriage, Ltd...............................   6,066    158,507
    Keppel Corp., Ltd...........................................  87,500    436,048
#   Keppel Infrastructure Trust................................. 452,371    157,991
*   Keppel Telecommunications & Transportation, Ltd.............  22,700     31,878
    KSH Holdings, Ltd...........................................  38,300     14,940
    Lian Beng Group, Ltd........................................  68,800     26,556
    Lum Chang Holdings, Ltd.....................................  70,700     18,471
    Memtech International, Ltd..................................  21,300     16,474
    Metro Holdings, Ltd.........................................  77,400     58,645
#*  Midas Holdings, Ltd......................................... 218,800      5,791
*   mm2 Asia, Ltd............................................... 101,700     20,608
    Olam International, Ltd.....................................  16,700     24,302
    Oversea-Chinese Banking Corp., Ltd.......................... 226,607  2,018,671
    Oxley Holdings, Ltd......................................... 179,228     42,732
*   Pacc Offshore Services Holdings, Ltd........................  43,100      5,737
    Pan-United Corp., Ltd.......................................  47,875     11,254
    Penguin International, Ltd..................................  28,666      9,472
    Perennial Real Estate Holdings, Ltd.........................  18,700      9,143
    Q&M Dental Group Singapore, Ltd.............................  44,700     15,610
    QAF, Ltd....................................................  44,382     27,423
*   Raffles Education Corp., Ltd................................ 133,900      9,071
    RHT Health Trust............................................ 103,300      1,366
    Riverstone Holdings, Ltd....................................  21,800     16,493
    Roxy-Pacific Holdings, Ltd..................................  25,150      7,308
    SATS, Ltd...................................................  66,500    255,761
    SBS Transit, Ltd............................................   6,200     18,378
    Sembcorp Industries, Ltd.................................... 370,500    724,566
    Sheng Siong Group, Ltd......................................  98,700     74,763
    SIIC Environment Holdings, Ltd.............................. 190,400     43,474
    Sinarmas Land, Ltd.......................................... 175,900     33,636
    Sing Holdings, Ltd..........................................  67,700     19,880
    Singapore Airlines, Ltd..................................... 120,000    855,040
    Singapore Exchange, Ltd.....................................  40,600    220,445
    Singapore Post, Ltd......................................... 368,600    281,778
#   Singapore Press Holdings, Ltd............................... 185,000    341,916
    Singapore Telecommunications, Ltd........................... 103,300    240,983
    Singapore Telecommunications, Ltd...........................  70,900    163,851
#*  Sino Grandness Food Industry Group, Ltd.....................  66,909      2,414
    Stamford Land Corp., Ltd.................................... 122,800     44,204
    StarHub, Ltd................................................  74,700     85,186
    Straits Trading Co., Ltd....................................  19,800     32,925
    Sunningdale Tech, Ltd.......................................  49,000     48,326

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SINGAPORE -- (Continued)
*   Swiber Holdings, Ltd........................................  23,999 $       360
*   Thomson Medical Group, Ltd.................................. 277,600      15,323
    Tuan Sing Holdings, Ltd..................................... 103,000      29,533
    UMS Holdings, Ltd...........................................  71,875      38,654
#   United Engineers, Ltd.......................................  84,500     157,233
    United Overseas Bank, Ltd...................................  86,270   1,766,677
    UOB-Kay Hian Holdings, Ltd..................................  61,808      57,763
    UOL Group, Ltd..............................................  54,351     303,347
    Valuetronics Holdings, Ltd.................................. 117,650      59,259
    Venture Corp., Ltd..........................................  46,200     579,401
*   Vibrant Group, Ltd..........................................  68,346       6,878
    Wee Hur Holdings, Ltd.......................................  81,000      13,398
    Wing Tai Holdings, Ltd...................................... 114,900     173,395
*   Yongnam Holdings, Ltd.......................................  92,650      12,174
                                                                         -----------
TOTAL SINGAPORE.................................................          14,511,856
                                                                         -----------
SPAIN -- (2.3%)
    Acciona SA..................................................   6,672     773,824
    Acerinox SA.................................................  50,810     529,209
    ACS Actividades de Construccion y Servicios SA..............  22,009   1,012,095
    Aena SME SA.................................................   4,633     860,198
    Alantra Partners SA.........................................     932      16,196
    Almirall SA.................................................   1,558      25,149
    Amadeus IT Group SA.........................................  16,254   1,295,389
*   Amper SA.................................................... 166,633      49,913
    Applus Services SA..........................................  42,510     534,219
    Atresmedia Corp. de Medios de Comunicacion SA...............  12,702      68,608
    Azkoyen SA..................................................   1,900      16,908
    Banco de Sabadell SA........................................ 647,042     753,373
    Banco Santander SA.......................................... 473,189   2,398,772
    Bankia SA................................................... 155,268     430,042
    Bankinter SA................................................ 113,933     910,689
    Bolsas y Mercados Espanoles SHMSF SA........................  19,372     550,242
    CaixaBank SA................................................ 212,160     676,260
    Cellnex Telecom SA..........................................  30,294     933,179
    CIE Automotive SA...........................................   8,712     243,477
    Construcciones y Auxiliar de Ferrocarriles SA...............   1,770      83,476
#*  Deoleo SA................................................... 121,923       7,683
#   Distribuidora Internacional de Alimentacion SA..............  93,919      65,435
*   Duro Felguera SA............................................ 135,000       1,851
    Ebro Foods SA...............................................  13,793     291,151
*   eDreams ODIGEO SA...........................................   7,637      26,783
    Elecnor SA..................................................   7,592     100,686
    Enagas SA...................................................  45,819   1,307,003
    Ence Energia y Celulosa SA..................................  46,545     250,799
    Endesa SA...................................................  20,349     507,674
    Ercros SA...................................................  32,968     112,532
    Euskaltel SA................................................  29,850     280,483
    Faes Farma SA...............................................  90,017     413,133
    Ferrovial SA................................................   3,686      90,897
*   Fluidra SA..................................................  10,494     114,807
*   Fomento de Construcciones y Contratas SA....................   5,024      61,604
*   Global Dominion Access SA...................................  36,157     193,314
    Grupo Catalana Occidente SA.................................   4,007     151,237
*   Grupo Empresarial San Jose SA...............................   5,655      48,553
#*  Grupo Ezentis SA............................................  29,005      17,383
    Iberdrola S.A............................................... 393,555   3,576,386
    Iberpapel Gestion SA........................................     773      26,821
*   Indra Sistemas SA...........................................  41,635     491,029

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SPAIN -- (Continued)
    Industria de Diseno Textil SA...............................  21,251 $   643,451
    Laboratorios Farmaceuticos Rovi SA..........................      13         269
*   Liberbank SA................................................ 583,259     258,747
    Mapfre SA................................................... 275,251     826,905
*   Masmovil Ibercom SA.........................................   8,860     194,234
    Mediaset Espana Comunicacion SA.............................  58,553     454,085
    Melia Hotels International SA...............................  28,859     286,044
*   Natra SA....................................................  15,901      16,015
    Naturgy Energy Group SA.....................................  28,690     816,756
#   Obrascon Huarte Lain SA.....................................  27,745      33,974
*   Promotora de Informaciones SA, Class A......................  63,603     116,133
    Prosegur Cia de Seguridad SA................................  77,688     404,254
*   Quabit Inmobiliaria SA......................................  21,153      29,146
*   Realia Business SA..........................................  45,114      48,102
    Red Electrica Corp. SA......................................  35,355     733,753
    Repsol SA...................................................  35,715     606,039
    Sacyr S.A................................................... 102,516     251,685
    Siemens Gamesa Renewable Energy SA..........................   9,381     168,487
*   Solaria Energia y Medio Ambiente SA.........................   7,125      41,604
*   Talgo SA....................................................  16,386     108,242
    Telefonica SA, Sponsored ADR................................   2,163      17,953
    Telefonica SA............................................... 154,966   1,292,005
    Telepizza Group SA..........................................  11,740      79,156
    Tubacex SA..................................................  25,843      80,331
    Unicaja Banco SA............................................  59,084      68,085
    Vidrala SA..................................................   4,996     469,163
    Viscofan SA.................................................  11,760     707,484
*   Vocento SA..................................................   7,738      12,149
    Zardoya Otis SA.............................................  24,356     196,857
                                                                         -----------
TOTAL SPAIN.....................................................          29,259,570
                                                                         -----------
SWEDEN -- (2.6%)
    AAK AB......................................................  21,762     353,713
*   AcadeMedia AB...............................................   9,268      52,739
#   AddLife AB, Class B.........................................   2,786      74,735
    AddNode Group AB............................................   5,324      81,028
    AddTech AB, Class B.........................................   9,863     239,896
    AF POYRY AB, Class B........................................  15,609     291,202
#   Alfa Laval AB...............................................  13,507     313,520
    Alimak Group AB.............................................   9,381     157,351
    Arjo AB, Class B............................................  44,131     163,824
    Atrium Ljungberg AB, Class B................................   5,609      91,552
#   Attendo AB..................................................  14,824      80,775
    Avanza Bank Holding AB......................................  20,530     164,437
    Axfood AB...................................................   6,708     123,129
    BE Group AB.................................................   2,614      11,675
    Beijer Alma AB..............................................  12,606     177,258
*   Beijer Electronics Group AB.................................   2,445      14,018
    Beijer Ref AB...............................................   8,919     188,670
    Bergman & Beving AB.........................................   3,912      41,751
#   Besqab AB...................................................   1,035       9,652
    Bilia AB, Class A...........................................  33,505     287,538
#   BillerudKorsnas AB..........................................  50,615     688,053
    BioGaia AB, Class B.........................................   3,627     175,948
    Biotage AB..................................................   9,092     123,383
    Bjorn Borg AB...............................................   2,898       8,640
    Boliden AB..................................................  42,600   1,267,773
    Bonava AB...................................................     969      12,266
    Bonava AB, Class B..........................................  21,002     267,451

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
SWEDEN -- (Continued)
    Bravida Holding AB.......................................... 34,487 $302,056
    Bufab AB....................................................  8,811   99,918
    Bulten AB...................................................  2,966   25,080
    Bure Equity AB.............................................. 17,729  329,598
#*  Byggmax Group AB............................................ 18,910   84,505
    Castellum AB................................................  7,157  128,679
    Catena AB...................................................  3,861   99,374
    Cavotec SA..................................................  8,277   10,273
#   Clas Ohlson AB, Class B.....................................  6,895   57,281
    Cloetta AB, Class B......................................... 60,701  185,398
*   Collector AB................................................  2,194   12,255
    Concentric AB...............................................  9,782  156,856
    Coor Service Management Holding AB..........................  4,123   35,642
    Dios Fastigheter AB......................................... 16,550  117,818
#   Dometic Group AB............................................ 53,403  487,877
*   Doro AB.....................................................  5,800   23,177
#   Duni AB.....................................................  5,891   72,730
#   Dustin Group AB............................................. 18,598  166,696
    Eastnine AB.................................................  4,136   47,192
    Elanders AB, Class B........................................  1,369   12,899
    Electrolux AB, Series B..................................... 20,251  496,318
    Elekta AB, Class B.......................................... 17,950  212,904
#*  Eltel AB.................................................... 14,557   29,048
*   Enea AB.....................................................  2,198   35,444
*   Epiroc AB, Class A.......................................... 13,356  138,069
*   Epiroc AB, Class B..........................................  8,453   83,649
    Essity AB, Class A..........................................  1,061   31,396
    Essity AB, Class B.......................................... 33,701  999,265
    Fabege AB...................................................  6,681   92,797
#   Fagerhult AB................................................  6,328   54,050
*   Fastighets AB Balder, Class B...............................  7,208  228,010
    FastPartner AB..............................................  5,997   43,494
    Fenix Outdoor International AG..............................    573   58,027
#*  Fingerprint Cards AB, Class B............................... 19,879   29,235
    Getinge AB, Class B......................................... 33,705  474,876
    Granges AB.................................................. 25,022  271,676
    Gunnebo AB.................................................. 12,605   33,401
    Haldex AB...................................................  9,561   73,513
*   Hembla AB...................................................  4,875   92,201
    Hemfosa Fastigheter AB...................................... 25,441  210,534
#   Hennes & Mauritz AB, Class B................................ 22,236  387,995
    Hexagon AB, Class B.........................................  6,501  355,164
    Hexpol AB................................................... 30,226  236,096
    Hiq International AB........................................  9,640    3,400
    HIQ International AB........................................  9,640   54,224
    HMS Networks AB.............................................    752   13,693
    Hoist Finance AB............................................ 12,304   55,993
    Holmen AB, Class B.......................................... 13,241  278,458
    Hufvudstaden AB, Class A....................................  8,902  148,336
    Humana AB...................................................  2,026   12,817
    Husqvarna AB, Class A.......................................  3,743   34,429
#   Husqvarna AB, Class B....................................... 59,353  541,916
    ICA Gruppen AB..............................................  7,685  278,078
    Indutrade AB................................................ 10,578  323,419
*   International Petroleum Corp................................ 14,208   74,024
#   Intrum AB................................................... 14,527  369,921
    Inwido AB................................................... 16,779  110,759
#   ITAB Shop Concept AB, Class B...............................  2,085    5,125
    JM AB....................................................... 22,300  424,776

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
    KappAhl AB..................................................  19,092 $   34,922
    Klovern AB, Class B.........................................  92,370    125,014
    KNOW IT AB..................................................   8,777    206,828
    Kungsleden AB...............................................  16,633    126,380
    Lagercrantz Group AB, Class B...............................  15,291    186,267
    Lifco AB, Class B...........................................   2,281    108,647
    Lindab International AB.....................................  19,129    215,774
    Loomis AB, Class B..........................................  24,059    890,117
    Lundin Petroleum AB.........................................   7,146    232,718
*   Medivir AB, Class B.........................................   2,235      4,140
#   Mekonomen AB................................................   5,182     37,866
    Millicom International Cellular SA..........................   8,549    500,048
    Modern Times Group MTG AB, Class B..........................   3,408     44,031
    Momentum Group AB, Class B..................................   4,954     51,222
*   MQ Holding AB...............................................   4,787      2,155
    Mycronic AB.................................................   9,725    136,535
    Nederman Holding AB.........................................   5,462     69,017
#*  Net Insight AB, Class B.....................................  19,401      4,251
    New Wave Group AB, Class B..................................  14,821    106,735
    Nibe Industrier AB, Class B.................................  23,396    314,556
    Nobia AB....................................................  31,165    195,839
    Nobina AB...................................................  39,899    256,178
    Nolato AB, Class B..........................................   3,468    160,957
    Nordea Bank Abp.............................................  83,521    657,089
    NP3 Fastigheter AB..........................................   6,024     47,532
*   Nyfosa AB...................................................  31,889    189,864
    OEM International AB, Class B...............................   1,213     27,431
    Opus Group AB...............................................  66,452     34,990
    Pandox AB...................................................  10,061    172,646
    Peab AB.....................................................  57,999    530,516
    Platzer Fastigheter Holding AB, Class B.....................   8,730     71,193
    Pricer AB, Class B..........................................  31,342     40,577
    Proact IT Group AB..........................................   3,942    105,084
*   Qliro Group AB..............................................  33,776     43,749
    Ratos AB, Class B...........................................  54,153    123,017
#*  RaySearch Laboratories AB...................................   3,756     47,731
*   Recipharm AB, Class B.......................................  11,888    170,064
#   Resurs Holding AB...........................................  20,316    125,765
    Rottneros AB................................................  22,228     33,789
    Sagax AB, Class B...........................................   5,415     95,409
#   Sandvik AB..................................................  92,603  1,714,858
*   SAS AB......................................................  88,072    160,629
    Scandi Standard AB..........................................  16,388    112,369
    Scandic Hotels Group AB.....................................  22,472    209,194
    Sectra AB, Class B..........................................   4,544    153,992
#   Securitas AB, Class B.......................................  16,440    287,479
    Semcon AB...................................................   4,640     28,295
    Skandinaviska Enskilda Banken AB, Class A................... 108,964  1,040,345
#   Skandinaviska Enskilda Banken AB, Class C...................   1,001      9,693
    Skanska AB, Class B.........................................  19,483    339,280
    SkiStar AB..................................................  12,819    155,023
    SSAB AB, Class B, Share.....................................  12,326     40,110
    SSAB AB, Class A............................................   2,180      8,227
    SSAB AB, Class A............................................  11,755     44,411
    SSAB AB, Class B............................................  59,467    191,769
#   Svenska Cellulosa AB SCA, Class A...........................   2,239     21,871
    Svenska Cellulosa AB SCA, Class B...........................  34,869    304,401
#   Svenska Handelsbanken AB, Class A...........................  65,520    715,681
    Svenska Handelsbanken AB, Class B...........................   1,480     16,090

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWEDEN -- (Continued)
    Sweco AB, Class B...........................................  13,082 $   333,887
    Swedbank AB, Class A........................................  58,132     949,831
*   Swedish Orphan Biovitrum AB.................................   6,693     122,125
    Systemair AB................................................   3,753      45,448
    Tele2 AB, Class B...........................................  81,576   1,089,822
    Telia Co. AB................................................ 230,338     981,361
    Thule Group AB..............................................  17,181     400,247
    Trelleborg AB, Class B......................................  24,259     401,214
#   Troax Group AB..............................................   1,984      71,058
    Wallenstam AB, Class B......................................   9,785      94,167
#   Wihlborgs Fastigheter AB....................................  21,978     292,409
                                                                         -----------
TOTAL SWEDEN....................................................          32,175,740
                                                                         -----------
SWITZERLAND -- (4.1%)
    ABB, Ltd., Sponsored ADR....................................   6,352     131,232
    ABB, Ltd.................................................... 153,948   3,166,512
    Adecco Group AG.............................................  32,662   1,876,529
    Allreal Holding AG..........................................   4,746     757,333
*   Alpiq Holding AG............................................     895      62,047
    ALSO Holding AG.............................................   1,645     206,431
#   ams AG......................................................   2,344      98,946
    APG SGA SA..................................................     313      89,607
    Arbonia AG..................................................   8,815      95,182
*   Aryzta AG................................................... 163,610     244,644
    Ascom Holding AG............................................   7,876     107,461
#   Autoneum Holding AG.........................................     854     113,068
#   Baloise Holding AG..........................................   8,754   1,500,797
    Banque Cantonale de Geneve..................................     316      62,356
    Banque Cantonale Vaudoise...................................     512     404,262
    Belimo Holding AG...........................................      87     457,062
    Bell Food Group AG..........................................     632     182,034
    Bellevue Group AG...........................................   2,601      51,390
#   Berner Kantonalbank AG......................................   1,225     286,256
    BFW Liegenschaften AG.......................................     225       9,562
    BKW AG......................................................   2,088     133,126
    Bobst Group SA..............................................   2,128     152,758
    Bossard Holding AG, Class A.................................   2,664     434,381
    Bucher Industries AG........................................   2,165     734,371
    Burckhardt Compression Holding AG...........................     543     163,904
    Burkhalter Holding AG.......................................     843      64,836
    Calida Holding AG...........................................   1,035      32,096
    Carlo Gavazzi Holding AG....................................     117      30,138
    Cembra Money Bank AG........................................   6,562     609,422
    Cham Group AG...............................................      53      21,679
    Cicor Technologies, Ltd.....................................     650      37,920
    Cie Financiere Richemont SA.................................   9,165     669,983
    Cie Financiere Tradition SA.................................     530      56,295
    Clariant AG.................................................  42,605     876,573
    Coltene Holding AG..........................................     940      92,667
    Conzzeta AG.................................................     264     227,664
    Credit Suisse Group AG......................................  71,491     950,751
    Credit Suisse Group AG, Sponsored ADR.......................  16,580     220,515
    Daetwyler Holding AG........................................   1,231     190,878
    DKSH Holding AG.............................................   6,590     404,688
    dormakaba Holding AG........................................     602     454,746
#   EFG International AG........................................  26,058     195,898
    Emmi AG.....................................................     490     432,302
    EMS-Chemie Holding AG.......................................     476     288,260
    Energiedienst Holding AG....................................     346      10,422

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWITZERLAND -- (Continued)
#*  Evolva Holding SA...........................................  22,215 $    5,033
#   Feintool International Holding AG...........................     721     52,071
#   Flughafen Zurich AG.........................................   4,044    666,647
    Forbo Holding AG............................................     368    591,215
*   GAM Holding AG..............................................  37,876    157,110
    Geberit AG..................................................   2,110    884,742
    Georg Fischer AG............................................   1,075  1,045,515
    Givaudan SA.................................................     433  1,121,169
    Gurit Holding AG............................................     111    119,759
    Helvetia Holding AG.........................................   1,071    680,593
    Hiag Immobilien Holding AG..................................     775     99,316
#*  HOCHDORF Holding AG.........................................     269     36,371
    Huber & Suhner AG...........................................   3,713    296,919
    Hypothekarbank Lenzburg AG..................................       3     13,309
    Implenia AG.................................................   3,739    117,679
#   Inficon Holding AG..........................................     453    254,706
    Interroll Holding AG........................................     152    331,696
    Intershop Holding AG........................................     192     94,088
    Investis Holding SA.........................................     172     11,269
    Julius Baer Group, Ltd......................................  23,729  1,146,226
    Jungfraubahn Holding AG.....................................     613     87,011
    Kardex AG...................................................   3,375    524,535
    Komax Holding AG............................................     807    185,271
    Kudelski SA.................................................   5,386     34,281
#   Kuehne + Nagel International AG.............................   3,075    446,966
    LafargeHolcim, Ltd..........................................  16,429    843,423
*   Lastminute.com NV...........................................   1,394     28,975
    LEM Holding SA..............................................      68     93,050
    Liechtensteinische Landesbank AG............................   2,804    191,256
    Logitech International SA...................................   5,413    212,114
    Logitech International SA...................................   9,093    352,081
    Luzerner Kantonalbank AG....................................     728    339,250
*   MCH Group AG................................................     293      5,079
#*  Meier Tobler Group AG.......................................     721     12,675
    Metall Zug AG...............................................      47    123,757
    Mikron Holding AG...........................................     546      4,262
    Mobilezone Holding AG.......................................   7,762     70,756
    Mobimo Holding AG...........................................   1,259    290,312
    Newron Pharmaceuticals SpA..................................     976      8,763
    OC Oerlikon Corp. AG........................................  44,474    581,236
#   Orell Fuessli Holding AG....................................      12      1,143
    Orior AG....................................................   1,160     88,519
    Partners Group Holding AG...................................     999    753,510
    Phoenix Mecano AG...........................................     139     65,010
#   Plazza AG, Class A..........................................     201     49,338
    PSP Swiss Property AG.......................................   7,711    786,814
    Romande Energie Holding SA..................................      24     28,257
    Schaffner Holding AG........................................     178     41,292
*   Schmolz + Bickenbach AG..................................... 119,472     55,062
    Schweiter Technologies AG...................................     256    248,707
    SFS Group AG................................................   4,792    442,588
    SGS SA......................................................     305    804,758
    Sonova Holding AG...........................................   5,713  1,153,924
    St Galler Kantonalbank AG...................................     549    248,506
    Straumann Holding AG........................................     771    623,099
    Sulzer AG...................................................   3,978    419,780
#   Sunrise Communications Group AG.............................  12,635    838,990
    Swatch Group AG (The).......................................   2,040    622,585
    Swatch Group AG (The).......................................   3,749    219,986

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWITZERLAND -- (Continued)
    Swiss Life Holding AG.......................................   3,291 $ 1,547,192
    Swiss Prime Site AG.........................................  10,229     821,433
    Swiss Re AG.................................................  10,358     997,245
#   Swisscom AG.................................................   4,212   1,962,599
    Swissquote Group Holding SA.................................   2,546      99,729
    Tamedia AG..................................................     479      50,736
    Temenos AG..................................................   5,716     950,843
    Thurgauer Kantonalbank......................................     103      10,963
#   u-blox Holding AG...........................................   1,941     162,906
*   UBS Group AG................................................ 114,924   1,544,579
    Valiant Holding AG..........................................   3,154     353,694
#   Valora Holding AG...........................................     987     251,223
    VAT Group AG................................................   8,623   1,071,751
    Vaudoise Assurances Holding SA..............................     240     120,373
    Vetropack Holding AG........................................      64     139,387
#   Vifor Pharma AG.............................................   2,975     388,502
*   Von Roll Holding AG.........................................   5,887       7,348
    Vontobel Holding AG.........................................   7,247     427,355
    VP Bank AG..................................................     766     111,627
    VZ Holding AG...............................................     408      99,540
    Walliser Kantonalbank.......................................      10       1,158
    Warteck Invest AG...........................................      13      25,388
#   Ypsomed Holding AG..........................................     385      50,424
    Zehnder Group AG............................................   2,871      98,835
    Zug Estates Holding AG, Class B.............................      25      44,545
    Zuger Kantonalbank AG.......................................      16      97,440
    Zurich Insurance Group AG...................................  10,394   3,313,272
                                                                         -----------
TOTAL SWITZERLAND...............................................          51,791,425
                                                                         -----------
UNITED KINGDOM -- (16.1%)
    3i Group P.L.C.............................................. 128,128   1,792,821
    4imprint Group P.L.C........................................   1,699      59,350
    A.G. Barr P.L.C.............................................  30,934     343,449
    AA P.L.C....................................................  92,061      89,130
*   Acacia Mining P.L.C.........................................  47,363      90,756
    Admiral Group P.L.C.........................................  17,663     508,770
    Aggreko P.L.C...............................................  82,578     920,603
    Air Partner P.L.C...........................................   9,325      11,024
    Anglo American P.L.C........................................ 205,936   5,343,977
    Anglo Pacific Group P.L.C...................................  37,140     103,397
    Anglo-Eastern Plantations P.L.C.............................   3,681      25,321
    Antofagasta P.L.C...........................................  54,306     645,577
    Arrow Global Group P.L.C....................................  41,043     103,200
    Ascential P.L.C.............................................   3,318      15,443
    Ashmore Group P.L.C.........................................  56,347     338,082
    Ashtead Group P.L.C.........................................  49,049   1,361,955
    Associated British Foods P.L.C..............................   3,780     126,261
    Auto Trader Group P.L.C..................................... 164,268   1,214,329
    AVEVA Group P.L.C...........................................   5,030     219,778
    Aviva P.L.C................................................. 246,586   1,384,858
    Avon Rubber P.L.C...........................................   5,568     107,135
    B&M European Value Retail SA................................ 260,349   1,342,170
    Balfour Beatty P.L.C........................................  79,671     261,537
    Banco Esprito Santa S.A.....................................  18,000     456,274
    Bank of Georgia Group P.L.C.................................   7,070     158,679
    Barclays P.L.C., Sponsored ADR..............................  77,566     663,965
    Barclays P.L.C.............................................. 152,565     327,405
    Barratt Developments P.L.C.................................. 186,413   1,466,481
    BBA Aviation P.L.C.......................................... 190,965     678,619

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    BCA Marketplace P.L.C.......................................    25,359 $   68,269
    Beazley P.L.C...............................................    23,541    177,384
    Bellway P.L.C...............................................    40,333  1,637,820
    Berkeley Group Holdings P.L.C...............................    34,747  1,704,570
    BHP Group P.L.C., ADR.......................................    48,655  2,293,110
    BHP Group P.L.C.............................................    12,358    291,705
    Biffa P.L.C.................................................    11,067     34,275
    Bloomsbury Publishing P.L.C.................................     9,816     30,413
    Bodycote P.L.C..............................................    59,339    664,793
*   Boohoo Group P.L.C..........................................   100,272    322,462
    Bovis Homes Group P.L.C.....................................    39,560    573,571
    BP P.L.C., Sponsored ADR....................................   226,442  9,902,303
    BP P.L.C....................................................   504,161  3,666,107
    Braemar Shipping Services P.L.C.............................     6,415     16,094
    Brewin Dolphin Holdings P.L.C...............................    85,272    364,791
    Britvic P.L.C...............................................    49,636    592,551
    BT Group P.L.C., Sponsored ADR..............................     1,608     24,265
    BT Group P.L.C.............................................. 1,055,752  3,150,378
*   BTG P.L.C...................................................    16,894    184,182
    Bunzl P.L.C.................................................    19,825    597,944
    Burberry Group P.L.C........................................    31,082    819,228
    Burford Capital, Ltd........................................     5,468    117,021
*   Cairn Energy P.L.C..........................................   123,841    276,299
*   Capita P.L.C................................................    37,474     62,470
    Capital & Counties Properties P.L.C.........................    94,353    298,350
*   Carclo P.L.C................................................     7,329      2,267
    Card Factory P.L.C..........................................   121,517    325,202
    CareTech Holdings P.L.C.....................................     9,179     39,964
    Carnival P.L.C..............................................     1,660     88,004
#   Carnival P.L.C., ADR........................................     5,689    307,320
*   Carpetright P.L.C...........................................     1,047        432
    Centamin P.L.C..............................................   286,277    331,484
    Centrica P.L.C..............................................   490,060    681,265
    Charles Taylor P.L.C........................................     3,600     10,964
    Chesnara P.L.C..............................................    10,149     48,589
    Cineworld Group P.L.C.......................................   152,705    633,680
#*  Circassia Pharmaceuticals P.L.C.............................    29,532     12,196
    City of London Investment Group P.L.C.......................     7,175     38,959
    Clarkson P.L.C..............................................     3,110    105,343
    Clipper Logistics P.L.C.....................................     7,032     26,494
    Close Brothers Group P.L.C..................................    48,934    992,131
    CLS Holdings P.L.C..........................................    26,474     83,151
    CMC Markets P.L.C...........................................    33,566     34,301
*   Cobham P.L.C................................................   384,071    579,093
    Coca-Cola HBC AG............................................    13,883    497,223
    Compass Group P.L.C.........................................    37,721    858,294
    Computacenter P.L.C.........................................    24,302    382,956
    Connect Group P.L.C.........................................    18,166      9,135
    Consort Medical P.L.C.......................................     6,852     82,559
    ConvaTec Group P.L.C........................................   243,323    440,705
    Costain Group P.L.C.........................................    36,363    152,547
    Countryside Properties P.L.C................................    70,684    313,095
*   Countrywide P.L.C...........................................    41,736      3,538
    Cranswick P.L.C.............................................    14,144    535,198
    Crest Nicholson Holdings P.L.C..............................    78,420    394,196
    Croda International P.L.C...................................     9,188    622,371
    CYBG P.L.C..................................................   112,981    299,788
    Daejan Holdings P.L.C.......................................     1,142     86,474
    Daily Mail & General Trust P.L.C............................    13,658    117,154

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    DCC P.L.C...................................................     9,273 $  830,029
    De La Rue P.L.C.............................................    21,557    124,176
    Debenhams P.L.C.............................................   140,138      3,344
    Devro P.L.C.................................................    64,719    167,855
    DFS Furniture P.L.C.........................................    24,652     80,874
    Dignity P.L.C...............................................     9,279     86,245
    Diploma P.L.C...............................................    34,465    720,753
    Direct Line Insurance Group P.L.C...........................   389,042  1,674,066
    DiscoverIE Group P.L.C......................................     5,122     28,452
    Dixons Carphone P.L.C.......................................   205,831    390,217
    Domino's Pizza Group P.L.C..................................    83,305    291,342
    Drax Group P.L.C............................................    71,384    317,927
    DS Smith P.L.C..............................................   180,199    841,647
    Dunelm Group P.L.C..........................................    21,181    236,369
    easyJet P.L.C...............................................    37,457    567,546
    Electrocomponents P.L.C.....................................   133,391  1,124,797
    Elementis P.L.C.............................................    65,114    138,426
    EMIS Group P.L.C............................................     3,696     53,951
*   EnQuest P.L.C...............................................   385,681    107,572
    Entertainment One, Ltd......................................   159,216    991,686
    Equiniti Group P.L.C........................................    33,132     92,871
    Euromoney Institutional Investor P.L.C......................    16,019    256,847
    Evraz P.L.C.................................................    44,279    363,600
    Experian P.L.C..............................................    42,779  1,245,250
    FDM Group Holdings P.L.C....................................     4,204     53,678
    Ferguson P.L.C..............................................    13,617    969,068
    Ferrexpo P.L.C..............................................   122,170    330,953
    Fevertree Drinks P.L.C......................................       508     20,887
*   Findel P.L.C................................................    18,658     41,907
*   Firstgroup P.L.C............................................   399,229    576,022
    Forterra P.L.C..............................................    60,604    246,750
*   Foxtons Group P.L.C.........................................    38,161     33,574
    Fresnillo P.L.C.............................................    11,425    111,900
    G4S P.L.C...................................................   472,272  1,334,787
    Galliford Try P.L.C.........................................    16,609    117,734
    Games Workshop Group P.L.C..................................     6,452    350,507
*   Gem Diamonds, Ltd...........................................    29,324     34,441
*   Genel Energy P.L.C..........................................    15,176     45,656
    Genus P.L.C.................................................     1,529     48,148
    Glencore P.L.C.............................................. 1,122,897  4,455,159
    Go-Ahead Group P.L.C. (The).................................    18,670    472,728
    Gocompare.Com Group P.L.C...................................    52,665     60,496
    Grafton Group P.L.C.........................................    41,524    478,584
    Grainger P.L.C..............................................    70,718    232,567
    Greencore Group P.L.C.......................................    90,910    272,723
    Greggs P.L.C................................................    45,157  1,060,506
*   Gulf Keystone Petroleum, Ltd................................    61,826    205,050
*   Gulf Marine Services P.L.C..................................    22,626      3,620
    Gym Group P.L.C. (The)......................................    12,823     38,457
    Halfords Group P.L.C........................................    61,248    186,845
    Halma P.L.C.................................................    61,089  1,437,404
    Hargreaves Lansdown P.L.C...................................    12,265    362,294
    Hastings Group Holdings P.L.C...............................    42,151    105,054
    Hays P.L.C..................................................   433,514    859,430
    Headlam Group P.L.C.........................................    12,033     67,400
    Helical P.L.C...............................................    23,608    106,107
    Henry Boot P.L.C............................................     3,282     12,015
    Hill & Smith Holdings P.L.C.................................    27,258    453,537
    Hilton Food Group P.L.C.....................................     7,381     97,972

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    Hiscox, Ltd.................................................    16,764 $  366,669
    Hochschild Mining P.L.C.....................................    81,816    198,995
    Hollywood Bowl Group P.L.C..................................    17,863     55,832
    HomeServe P.L.C.............................................    85,820  1,216,352
*   Horizon Discovery Group P.L.C...............................       896      2,183
    Hostelworld Group P.L.C.....................................     2,529      8,184
    Howden Joinery Group P.L.C..................................   191,376  1,270,907
    HSBC Holdings P.L.C., Sponsored ADR.........................   149,475  6,512,626
    Hunting P.L.C...............................................    27,204    209,070
    Huntsworth P.L.C............................................    26,579     30,917
    Ibstock P.L.C...............................................   102,905    350,733
    IG Group Holdings P.L.C.....................................    89,515    595,472
    IMI P.L.C...................................................    92,056  1,264,262
    Inchcape P.L.C..............................................   133,755  1,073,840
*   Indivior P.L.C..............................................    92,158     46,039
    Informa P.L.C...............................................    46,785    475,714
    Inmarsat P.L.C..............................................    89,937    641,146
#   InterContinental Hotels Group P.L.C., ADR...................     6,252    413,308
    InterContinental Hotels Group P.L.C.........................     4,909    317,955
    Intermediate Capital Group P.L.C............................    28,742    444,169
    International Consolidated Airlines Group SA................   100,254    708,460
    International Personal Finance P.L.C........................    53,657    127,836
    Intertek Group P.L.C........................................    12,013    840,235
    Investec P.L.C..............................................    88,201    559,768
*   IP Group P.L.C..............................................    80,263    104,776
    ITE Group P.L.C.............................................   136,350    129,480
    ITV P.L.C...................................................   271,623    485,019
    IWG P.L.C...................................................   224,713    997,883
    J Sainsbury P.L.C...........................................   181,651    527,739
    James Fisher & Sons P.L.C...................................    13,176    339,596
    JD Sports Fashion P.L.C.....................................   169,439  1,392,820
    John Laing Group P.L.C......................................    24,125    121,123
    John Menzies P.L.C..........................................    25,276    161,590
    John Wood Group P.L.C.......................................   113,846    697,960
    Johnson Matthey P.L.C.......................................    20,197    881,077
    Jupiter Fund Management P.L.C...............................    88,403    433,824
*   Just Eat P.L.C..............................................    11,579    105,855
    Just Group P.L.C............................................    89,546     79,993
    Kainos Group P.L.C..........................................     1,984     13,682
    KAZ Minerals P.L.C..........................................    64,883    550,170
    KCOM Group P.L.C............................................   154,979    197,782
    Keller Group P.L.C..........................................    17,172    157,669
    Kier Group P.L.C............................................    14,264     70,014
    Kin & Carta P.L.C...........................................    15,056     21,439
    Kingfisher P.L.C............................................   242,360    835,702
*   Lamprell P.L.C..............................................    41,997     36,286
    Lancashire Holdings, Ltd....................................    37,144    333,755
    Legal & General Group P.L.C.................................   575,878  2,094,197
*   Liberty Global P.L.C., Class A..............................     3,806    102,799
*   Liberty Global P.L.C., Class C..............................     9,330    243,980
    Lloyds Banking Group P.L.C.................................. 3,947,570  3,228,461
    Lloyds Banking Group P.L.C., ADR............................   153,413    498,592
    London Stock Exchange Group P.L.C...........................    17,368  1,138,721
*   Lonmin P.L.C................................................    14,920     13,494
    Lookers P.L.C...............................................    75,313     88,948
    Low & Bonar P.L.C...........................................    85,446     17,359
    LSL Property Services P.L.C.................................     8,985     31,244
    Man Group P.L.C.............................................   376,306    771,079
    Marks & Spencer Group P.L.C.................................   350,539  1,307,601

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    Marshalls P.L.C.............................................  69,132 $  581,881
    McBride P.L.C...............................................  51,771     72,514
    McBride P.L.C............................................... 776,565      1,013
    McCarthy & Stone P.L.C......................................  41,469     69,226
    McColl's Retail Group P.L.C.................................   4,154      4,650
    Mears Group P.L.C...........................................  24,782     77,439
    Meggitt P.L.C...............................................  92,288    656,705
    Melrose Industries P.L.C.................................... 324,115    857,591
    Merlin Entertainments P.L.C................................. 227,950  1,090,078
    Micro Focus International P.L.C.............................  25,706    644,963
    Millennium & Copthorne Hotels P.L.C.........................  23,987    139,681
    Mitie Group P.L.C...........................................  70,762    121,116
    MJ Gleeson P.L.C............................................   4,944     53,853
    Mondi P.L.C.................................................  24,183    531,428
    Moneysupermarket.com Group P.L.C............................ 108,245    514,152
    Morgan Advanced Materials P.L.C............................. 106,612    388,272
    Morgan Sindall Group P.L.C..................................  10,265    175,623
    Morses Club P.L.C...........................................   4,863     11,225
*   Mothercare P.L.C............................................  36,668      9,681
    Motorpoint group P.L.C......................................   7,562     18,167
    N Brown Group P.L.C.........................................  16,501     23,260
    NAHL Group P.L.C............................................   7,421     11,328
    National Express Group P.L.C................................ 140,758    754,716
    National Grid P.L.C.........................................   6,163     67,522
    National Grid P.L.C., Sponsored ADR.........................   6,626    362,566
    Next P.L.C..................................................   7,233    544,599
    Non-Standard Finance P.L.C..................................  28,954     20,024
    Norcros P.L.C...............................................   7,961     22,317
    Northgate P.L.C.............................................  40,459    193,887
*   Nostrum Oil & Gas P.L.C.....................................  13,966     17,070
*   Ocado Group P.L.C...........................................  16,623    295,929
    On the Beach Group P.L.C....................................  33,693    201,047
    OneSavings Bank P.L.C.......................................  60,451    343,716
*   Ophir Energy P.L.C.......................................... 135,176    100,075
    Oxford Instruments P.L.C....................................  16,863    255,558
    Pagegroup P.L.C............................................. 121,868    856,760
*   Pan African Resources P.L.C.................................  79,559      9,296
    Paragon Banking Group P.L.C.................................  60,805    364,181
    PayPoint P.L.C..............................................   9,908    130,273
    Pearson P.L.C...............................................  24,441    264,767
#   Pendragon P.L.C............................................. 410,508    123,019
    Pennon Group P.L.C..........................................  72,742    710,643
    Persimmon P.L.C.............................................  32,656    953,975
*   Petra Diamonds, Ltd......................................... 178,681     47,292
    Petrofac, Ltd...............................................  96,522    557,226
*   Petropavlovsk P.L.C......................................... 595,412     65,222
    Pets at Home Group P.L.C.................................... 139,344    275,807
    Phoenix Group Holdings P.L.C................................ 110,361  1,043,181
    Photo-Me International P.L.C................................  91,911    109,273
    Polypipe Group P.L.C........................................  58,035    332,739
    Porvair P.L.C...............................................   3,597     26,341
    Premier Asset Management Group P.L.C........................   1,993      5,518
*   Premier Foods P.L.C......................................... 201,780     93,234
*   Premier Oil P.L.C........................................... 266,330    345,372
*   Provident Financial P.L.C...................................  34,288    238,045
    Prudential P.L.C., ADR......................................  30,236  1,380,273
    PZ Cussons P.L.C............................................  40,997    109,688
    Quilter P.L.C............................................... 279,465    538,985
    Rathbone Brothers P.L.C.....................................   6,232    205,032

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
*   Raven Property Group, Ltd...................................  45,460 $   24,939
    Reach P.L.C.................................................  80,674     77,750
    Redrow P.L.C................................................  77,246    621,771
    RELX P.L.C., Sponsored ADR..................................  40,597    931,287
    RELX P.L.C..................................................  22,194    508,521
    Renewi P.L.C................................................  74,274     32,128
    Renishaw P.L.C..............................................  12,409    732,813
*   Renold P.L.C................................................   9,728      4,309
    Rentokil Initial P.L.C...................................... 294,780  1,502,261
    Rhi Magnesita NV............................................   3,146    194,310
    Rhi Magnesita NV............................................   3,276    212,312
    Ricardo P.L.C...............................................   7,238     72,681
    Rightmove P.L.C............................................. 147,870  1,045,604
    Rio Tinto P.L.C.............................................  24,424  1,424,873
    Rio Tinto P.L.C., Sponsored ADR.............................  67,897  3,999,133
    Robert Walters P.L.C........................................  10,939     84,192
    Rolls-Royce Holdings P.L.C.................................. 124,927  1,496,068
    Rotork P.L.C................................................ 264,948  1,080,649
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR..........  65,240    416,884
    Royal Dutch Shell P.L.C., Class A...........................  73,004  2,326,022
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............  71,937  4,570,158
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B............  79,041  5,128,971
    Royal Dutch Shell P.L.C., Class B...........................   6,426    207,394
    Royal Mail P.L.C............................................ 120,943    399,063
    RPC Group P.L.C............................................. 114,915  1,184,410
    RPS Group P.L.C.............................................  36,515     92,421
    RSA Insurance Group P.L.C...................................  96,225    682,150
    S&U P.L.C...................................................     377     10,761
    Saga P.L.C.................................................. 204,926    157,596
    San Leon Energy P.L.C.......................................  19,595      9,920
    Savills P.L.C...............................................  48,715    574,241
    Schroders P.L.C.............................................  11,881    491,718
    Schroders P.L.C.............................................   4,208    132,645
    SDL P.L.C...................................................   2,946     20,246
    Senior P.L.C................................................ 113,041    342,059
    Severfield P.L.C............................................  44,779     44,435
    Severn Trent P.L.C..........................................  23,750    632,189
    SIG P.L.C................................................... 102,573    202,934
    Smith & Nephew P.L.C., Sponsored ADR........................     750     29,288
    Smith & Nephew P.L.C........................................  60,055  1,161,012
    Smiths Group P.L.C..........................................  48,977    975,110
    Soco International P.L.C....................................  69,861     68,584
    Softcat P.L.C...............................................  23,174    274,690
    Spectris P.L.C..............................................  18,058    648,842
    Speedy Hire P.L.C...........................................  79,422     61,104
    Spirax-Sarco Engineering P.L.C..............................   7,791    840,007
    Spirent Communications P.L.C................................ 104,099    215,317
*   Sports Direct International P.L.C...........................  44,943    174,774
    SSE P.L.C...................................................  88,116  1,318,447
    SSP Group P.L.C.............................................  88,000    799,865
    St James's Place P.L.C......................................  92,340  1,355,120
    St. Modwen Properties P.L.C.................................  51,974    278,932
    Stagecoach Group P.L.C...................................... 178,513    306,815
    Standard Chartered P.L.C.................................... 205,094  1,875,210
    Standard Life Aberdeen P.L.C................................ 135,278    492,887
    SThree P.L.C................................................  31,635    124,419
    Stobart Group, Ltd..........................................  27,165     52,755
    STV Group P.L.C.............................................     100        489
    Superdry P.L.C..............................................   9,884     66,655

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE>>
                                                                 --------- --------------
UNITED KINGDOM -- (Continued)
    Synthomer P.L.C.............................................    79,984 $      438,015
    TalkTalk Telecom Group P.L.C................................    84,632        137,123
    Tarsus Group P.L.C..........................................     8,917         36,690
    Tate & Lyle P.L.C...........................................   139,102      1,394,189
    Taylor Wimpey P.L.C.........................................   910,215      2,157,944
    Ted Baker P.L.C.............................................     6,614        139,071
    Telecom Plus P.L.C..........................................    21,210        390,768
    Tesco P.L.C.................................................   507,525      1,655,871
*   Thomas Cook Group P.L.C.....................................   265,125         92,422
    Topps Tiles P.L.C...........................................    62,658         61,587
    TP ICAP P.L.C...............................................    96,416        353,967
    Travis Perkins P.L.C........................................    85,874      1,566,920
    TT Electronics P.L.C........................................    27,053         87,324
    TUI AG......................................................    20,624        229,656
    Tullow Oil P.L.C............................................   516,616      1,514,782
    Tyman P.L.C.................................................     2,416          8,027
    U & I Group P.L.C...........................................    32,804         76,507
    UDG Healthcare P.L.C........................................     9,433         80,982
    Unilever P.L.C., Sponsored ADR..............................    33,461      2,034,429
    Unilever P.L.C..............................................     3,266        197,969
    United Utilities Group P.L.C................................    68,285        740,758
    Urban & Civic P.L.C.........................................     3,016         11,420
*   Vectura Group P.L.C.........................................   162,496        154,630
    Vertu Motors P.L.C..........................................    25,972         10,918
    Vesuvius P.L.C..............................................    29,762        240,116
    Victrex P.L.C...............................................    26,974        858,020
    Vitec Group P.L.C. (The)....................................     6,546         99,051
    Vodafone Group P.L.C........................................ 1,553,815      2,882,131
    Volution Group P.L.C........................................     9,901         22,392
    Vp P.L.C....................................................     2,866         29,704
    Weir Group P.L.C (The)......................................     3,077         66,878
    WH Smith P.L.C..............................................    21,764        582,279
    Whitbread P.L.C.............................................     9,776        569,151
    Wilmington PL.C.............................................     1,608          4,197
    Wincanton P.L.C.............................................    21,985         70,723
*   Wizz Air Holdings P.L.C.....................................     2,207         97,903
    Wm Morrison Supermarkets P.L.C..............................   274,625        774,064
    WPP P.L.C...................................................   147,315      1,838,166
    Xaar P.L.C..................................................     5,723          7,252
    XP Power, Ltd...............................................     1,423         49,832
                                                                           --------------
TOTAL UNITED KINGDOM............................................              201,703,938
                                                                           --------------
UNITED STATES -- (0.1%)
    International Flavors & Fragrances, Inc.....................        26          3,576
    Newmont Goldcorp Corp.......................................    15,083        468,471
*   Newmont Goldcorp Corp.......................................     8,304        256,613
                                                                           --------------
TOTAL UNITED STATES.............................................                  728,660
                                                                           --------------
TOTAL COMMON STOCKS.............................................            1,181,892,316
                                                                           --------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
    Biotest AG..................................................     1,499         37,746
    Draegerwerk AG & Co. KGaA...................................     1,227         73,727
    Fuchs Petrolub SE...........................................     9,834        428,790
    Henkel AG & Co. KGaA........................................     2,584        261,680
    Jungheinrich AG.............................................    18,575        648,158
    Sartorius AG................................................     3,661        672,174

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                    SHARES      VALUE>>
                                                                   --------- --------------
GERMANY -- (Continued)
      STO SE & Co. KGaA...........................................       570 $       56,846
                                                                             --------------
TOTAL GERMANY.....................................................                2,179,121
                                                                             --------------
UNITED KINGDOM -- (0.0%)..........................................
      Rolls-Royce Holdings P.L.C.................................. 8,869,817         11,566
                                                                             --------------
TOTAL PREFERRED STOCKS............................................                2,190,687
                                                                             --------------
RIGHTS/WARRANTS -- (0.0%).........................................
AUSTRALIA -- (0.0%)...............................................
*.... Amaysim Australia, Ltd. Rights 03/25/19.....................     6,419              0
*.... Gascoyne Resources, Ltd. Rights 05/01/19....................    14,583              0
                                                                             --------------
TOTAL AUSTRALIA...................................................                        0
                                                                             --------------
CANADA -- (0.0%)..................................................
*.... Pan American Silver Corp. Rights 02/22/29...................    51,227          9,726
*.... Pan American Silver Corp. Rights 02/22/29...................    16,073          3,052
*.... Tervita Corp. Warrants 07/19/20.............................       159             10
                                                                             --------------
TOTAL CANADA......................................................                   12,788
                                                                             --------------
HONG KONG -- (0.0%)...............................................
*.... I-Cable Communications, Ltd. Rights 05/24/19................    47,334             24
                                                                             --------------
SINGAPORE -- (0.0%)...............................................
*.... Ezion Holdings, Ltd. Warrants 04/16/23......................   155,491              0
                                                                             --------------
SWEDEN -- (0.0%)..................................................
*.... MQ Holding AB Rights 05/17/19...............................     9,574          1,780
                                                                             --------------
TOTAL RIGHTS/WARRANTS.............................................                   14,592
                                                                             --------------
TOTAL INVESTMENT SECURITIES.......................................            1,184,097,595
                                                                             --------------

                                                                                VALUE+
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (5.6%)...........................
@(S). The DFA Short Term Investment Fund.......................... 6,103,109     70,619,071
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%).....................................
  (Cost $1,184,738,264)...........................................           $1,254,716,666
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                                LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                              ------------ ------------ ------- ------------
Common Stocks
   Australia................................. $     39,831 $ 79,642,911   --    $ 79,682,742
   Austria...................................           --    6,980,364   --       6,980,364
   Belgium...................................      309,925    9,611,468   --       9,921,393
   Canada....................................  126,299,701       76,792   --     126,376,493
   China.....................................           --       49,006   --          49,006
   Denmark...................................           --   15,373,184   --      15,373,184
   Finland...................................       78,665   17,849,278   --      17,927,943
   France....................................      161,835  101,093,712   --     101,255,547
   Germany...................................    1,309,804   76,446,089   --      77,755,893
   Hong Kong.................................       10,565   38,134,679   --      38,145,244

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------------
                                                LEVEL 1       LEVEL 2        LEVEL 3           TOTAL
                                              ------------ -------------- -------------    --------------
   Ireland................................... $  2,921,493 $    6,414,450            --    $    9,335,943
   Israel....................................      628,388     10,850,711            --        11,479,099
   Italy.....................................    1,652,918     33,500,976            --        35,153,894
   Japan.....................................       27,703    263,496,380            --       263,524,083
   Netherlands...............................    5,546,549     30,277,998            --        35,824,547
   New Zealand...............................           --      6,293,681            --         6,293,681
   Norway....................................      118,200     13,123,273            --        13,241,473
   Portugal..................................           --      3,400,598            --         3,400,598
   Singapore.................................           --     14,511,856            --        14,511,856
   Spain.....................................       17,953     29,241,617            --        29,259,570
   Sweden....................................       74,024     32,101,716            --        32,175,740
   Switzerland...............................    2,248,407     49,543,018            --        51,791,425
   United Kingdom............................   40,460,220    161,243,718            --       201,703,938
   United States.............................      725,084          3,576            --           728,660
Preferred Stocks.............................
   Germany...................................           --      2,179,121            --         2,179,121
   United Kingdom............................           --         11,566            --            11,566
Rights/Warrants..............................
   Canada....................................           --         12,788            --            12,788
   Hong Kong.................................           --             24            --                24
   Sweden....................................           --          1,780            --             1,780
Securities Lending Collateral................           --     70,619,071            --        70,619,071
                                              ------------ -------------- -------------    --------------
TOTAL........................................ $182,631,265 $1,072,085,401            --    $1,254,716,666
                                              ============ ============== =============    ==============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
COMMON STOCKS -- (96.0%)
BRAZIL -- (7.2%)
    AES Tiete Energia SA........................................ 138,315 $  380,965
    AES Tiete Energia SA........................................      60         33
    Aliansce Shopping Centers SA................................  36,525    176,985
    Alliar Medicos A Frente SA..................................  40,100    153,299
    Alupar Investimento SA......................................  80,539    479,812
    Anima Holding SA............................................  15,000     76,318
    Arezzo Industria e Comercio SA..............................  28,528    371,051
    Atacadao S.A................................................ 142,900    772,610
*   Azul SA, ADR................................................  19,031    494,045
*   B2W Cia Digital.............................................  24,900    242,897
    B3 SA--Brasil Bolsa Balcao.................................. 300,688  2,641,785
    Banco Bradesco SA, ADR...................................... 446,767  4,047,712
    Banco Bradesco SA........................................... 260,174  2,056,921
    Banco BTG Pactual SA........................................  40,339    425,704
    Banco do Brasil SA.......................................... 107,674  1,364,220
    Banco Santander Brasil SA...................................  47,132    541,025
    BB Seguridade Participacoes SA.............................. 197,222  1,421,411
    BR Malls Participacoes SA................................... 408,937  1,282,784
    BR Properties SA............................................  61,600    137,461
*   Brasil Brokers Participacoes SA.............................  13,000     18,036
    BrasilAgro--Co. Brasileira de Propriedades Agricolas........  20,100     79,455
#   Braskem SA, Sponsored ADR...................................  32,252    788,561
*   BRF SA...................................................... 167,049  1,322,810
    Camil Alimentos S.A.........................................  35,734     62,881
    CCR SA...................................................... 702,026  2,092,955
    Centrais Eletricas Brasileiras SA...........................  61,682    514,397
    Cia de Locacao das Americas.................................  43,707    457,011
    Cia de Saneamento Basico do Estado de Sao Paulo.............  97,536  1,169,109
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR........  37,154    444,362
    Cia de Saneamento de Minas Gerais-COPASA....................  26,920    473,714
    Cia de Saneamento do Parana.................................  56,950  1,138,680
    Cia de Saneamento do Parana.................................   4,100     22,042
    Cia Energetica de Minas Gerais..............................  82,808    373,167
    Cia Paranaense de Energia...................................  11,200    108,798
*   Cia Siderurgica Nacional SA, Sponsored ADR.................. 356,608  1,301,619
*   Cia Siderurgica Nacional SA................................. 105,800    392,322
    Cielo SA.................................................... 326,777    640,036
    Construtora Tenda SA........................................  60,396    276,789
*   Cosan Logistica SA.......................................... 121,127    449,776
    Cosan SA....................................................  56,497    675,324
    CSU Cardsystem SA...........................................  25,900     45,180
    CVC Brasil Operadora e Agencia de Viagens SA................  77,329  1,119,970
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..... 194,968    884,071
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes.............................................   2,400      7,455
    Direcional Engenharia SA....................................  75,458    158,571
    Duratex SA.................................................. 250,795    635,766
    EcoRodovias Infraestrutura e Logistica SA................... 151,036    312,387
    EDP--Energias do Brasil SA.................................. 126,212    563,610
    Embraer SA..................................................  37,300    186,828
    Embraer SA, Sponsored ADR................................... 100,608  2,013,166
    Enauta Participacoes SA.....................................  55,700    190,350
    Energisa SA.................................................  98,855  1,053,821
*   Eneva SA....................................................  55,128    279,359
    Engie Brasil Energia SA.....................................  67,311    763,731
    Equatorial Energia SA.......................................  84,363  1,766,393

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
BRAZIL -- (Continued)
    Estacio Participacoes SA....................................   158,779 $1,100,613
*   Even Construtora e Incorporadora SA.........................    99,900    165,859
    Ez Tec Empreendimentos e Participacoes SA...................    46,885    258,393
    Fleury SA...................................................   107,360    568,137
    Fras-Le SA..................................................    24,000     31,093
*   Gafisa SA...................................................    30,552     45,035
    Gerdau SA, Sponsored ADR....................................    17,483     62,589
    Gerdau SA...................................................    28,367     84,064
#*  Gol Linhas Aereas Inteligentes SA, ADR......................    37,639    425,691
    Grendene SA.................................................    76,515    143,230
    Guararapes Confeccoes SA....................................     9,317    342,375
    Hapvida Participacoes e Investimentos S.A...................    20,362    157,138
*   Helbor Empreendimentos SA...................................   148,324     48,040
    Industrias Romi SA..........................................    15,100     34,620
    Instituto Hermes Pardini SA.................................    33,068    172,040
    International Meal Co. Alimentacao SA, Class A..............   103,900    195,288
    Iochpe-Maxion SA............................................    83,900    425,374
    IRB Brasil Resseguros S/A...................................    45,252  1,083,666
    Itau Unibanco Holding SA....................................   125,939    942,672
    JBS SA......................................................   606,735  3,059,129
    JHSF Participacoes SA.......................................    99,000     61,605
    JSL SA......................................................    45,100    116,629
    Kepler Weber SA.............................................    12,772     59,966
    Klabin SA...................................................   370,819  1,569,864
    Kroton Educacional SA.......................................   498,323  1,239,104
    Light SA....................................................    47,598    257,224
    Localiza Rent a Car SA......................................   236,794  2,186,107
*   LOG Commercial Properties e Participacoes SA................    12,282     54,940
    Lojas Americanas SA.........................................    33,288    108,665
    Lojas Renner SA.............................................   264,296  3,159,878
    Magazine Luiza SA...........................................    28,600  1,395,026
    Mahle-Metal Leve SA.........................................    33,737    207,097
    Marcopolo SA................................................    82,200     62,471
*   Marisa Lojas SA.............................................    44,971     92,325
*   Mills Estruturas e Servicos de Engenharia SA................    84,911    101,995
    Movida Participacoes SA.....................................    57,163    174,794
    MRV Engenharia e Participacoes SA...........................   189,727    702,083
    Natura Cosmeticos SA........................................   114,300  1,522,795
    Odontoprev SA...............................................   160,832    684,985
    Omega Geracao SA............................................    20,046    108,382
    Ouro Fino Saude Animal Participacoes SA.....................     4,300     33,206
*   Paranapanema SA.............................................   208,514     74,448
*   Petro Rio SA................................................    61,200    287,965
    Petroleo Brasileiro SA, Sponsored ADR.......................   176,992  2,442,490
    Petroleo Brasileiro SA, Sponsored ADR.......................   205,156  3,124,526
    Petroleo Brasileiro SA...................................... 1,029,156  7,863,486
    Porto Seguro SA.............................................    68,391    943,950
    Portobello SA...............................................    82,900    102,116
*   Profarma Distribuidora de Produtos Farmaceuticos SA.........    16,726     17,574
    Qualicorp Consultoria e Corretora de Seguros SA.............   180,433    791,474
    Raia Drogasil SA............................................    99,113  1,747,640
    Restoque Comercio e Confeccoes de Roupas SA.................     7,614     57,300
*   Rumo SA.....................................................   374,526  1,728,829
    Santos Brasil Participacoes SA..............................   132,500    128,746
*   Sao Carlos Empreendimentos e Participacoes SA...............     9,700     80,398
    Sao Martinho SA.............................................   120,631    587,296
    Ser Educacional SA..........................................    25,685    151,119
    SLC Agricola SA.............................................    34,300    359,524
    Smiles Fidelidade SA........................................    36,500    456,122

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
BRAZIL -- (Continued)
    Sonae Sierra Brasil SA......................................     15,400 $    115,075
*   Springs Global Participacoes SA.............................     15,400       33,737
    Sul America SA..............................................    213,255    1,696,861
*   Suzano Papel e Celulose SA, Sponsored ADR...................        299        6,170
    Suzano SA...................................................    149,754    1,555,553
    T4F Entretenimento SA.......................................     18,700       28,519
*   Technos SA..................................................     51,055       29,947
*   Tecnisa SA..................................................     87,908       29,593
    Tegma Gestao Logistica SA...................................     22,188      138,636
    Telefonica Brasil SA, ADR...................................     27,663      329,190
    TIM Participacoes SA, ADR...................................     13,731      203,356
    TIM Participacoes SA........................................    246,832      735,882
    Transmissora Alianca de Energia Eletrica SA.................    184,453    1,234,830
    Trisul SA...................................................     36,300       44,992
    Tupy SA.....................................................     47,700      212,887
    Ultrapar Participacoes SA...................................      7,988       42,781
    Ultrapar Participacoes SA, Sponsored ADR....................     97,422      522,182
    Unipar Carbocloro SA........................................      5,600       54,985
    Usinas Siderurgicas de Minas Gerais SA......................     36,900       99,376
    Vale SA, Sponsored ADR......................................    317,514    4,057,835
    Vale SA.....................................................    914,275   11,681,713
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................     51,492      233,094
    Via Varejo SA...............................................    444,672      464,960
*   Vulcabras Azaleia SA........................................     74,809      117,906
    WEG SA......................................................     60,553      286,928
    Wiz Solucoes e Corretagem de Seguros SA.....................     51,600      107,777
                                                                            ------------
TOTAL BRAZIL....................................................             108,103,495
                                                                            ------------
CHILE -- (1.4%)
    AES Gener SA................................................  1,446,568      392,963
    Aguas Andinas SA, Class A...................................  1,162,882      669,589
*   Australis Seafoods SA.......................................    128,638       16,049
#   Banco de Chile, ADR.........................................     16,552      486,637
    Banco de Credito e Inversiones SA...........................     11,707      779,476
    Banco Santander Chile, ADR..................................     33,740      944,720
    Besalco SA..................................................    223,587      204,671
    CAP SA......................................................     72,274      825,714
    Cencosud SA.................................................    559,747    1,061,974
*   Cia Pesquera Camanchaca SA..................................     88,516        9,295
*   Cia Sud Americana de Vapores SA............................. 12,578,924      401,530
    Colbun SA...................................................  2,582,911      577,370
    Embotelladora Andina SA, ADR, Class B.......................     12,656      268,307
    Empresa Nacional de Telecomunicaciones SA...................     98,019    1,026,472
    Empresas CMPC SA............................................    239,811      807,207
    Empresas COPEC SA...........................................     63,593      798,081
    Empresas Hites SA...........................................     72,367       46,211
*   Empresas La Polar SA........................................  1,322,647       49,992
    Enel Americas SA, ADR.......................................    213,936    1,869,805
    Enel Americas SA............................................  1,037,610      182,076
    Enel Chile SA, ADR..........................................    184,928      930,185
    Engie Energia Chile SA......................................    508,418      975,100
    Forus SA....................................................     40,582      106,173
    Grupo Security SA...........................................    634,725      258,182
    Hortifrut SA................................................      9,628       27,009
    Inversiones Aguas Metropolitanas SA.........................    320,527      494,491
    Inversiones La Construccion SA..............................     23,171      405,022
    Itau CorpBanca.............................................. 40,199,961      359,087
    Itau CorpBanca, ADR.........................................      4,431       59,043

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHILE -- (Continued)
#   Latam Airlines Group SA, Sponsored ADR......................   110,557 $ 1,085,670
    Latam Airlines Group SA.....................................     6,967      69,094
    Masisa SA................................................... 1,158,148      83,480
    Molibdenos y Metales SA.....................................     3,068      37,805
    Multiexport Foods SA........................................   508,645     292,886
    Parque Arauco SA............................................   274,543     758,003
    PAZ Corp. SA................................................   103,525     152,850
    Ripley Corp. SA.............................................   540,338     465,362
    SACI Falabella..............................................   133,459     985,208
    Salfacorp SA................................................   232,384     304,333
    Sigdo Koppers SA............................................   167,460     317,217
*   SMU SA......................................................   228,828      60,476
    Sociedad Matriz SAAM SA..................................... 2,984,574     287,529
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR........    22,517     802,506
    Socovesa SA.................................................   166,772      98,060
    SONDA SA....................................................   242,411     378,165
                                                                           -----------
TOTAL CHILE.....................................................            21,211,075
                                                                           -----------
CHINA -- (17.2%)
*   21Vianet Group, Inc., ADR...................................    16,554     130,114
    361 Degrees International, Ltd..............................   293,000      64,495
    3SBio, Inc..................................................   234,500     433,570
*   51job, Inc., ADR............................................     1,270     117,272
*   58.com, Inc., ADR...........................................     5,775     414,587
*   A8 New Media Group, Ltd.....................................   334,000      11,337
    AAC Technologies Holdings, Inc..............................   215,500   1,399,922
    AAG Energy Holdings, Ltd....................................    20,860       4,128
    Agile Group Holdings, Ltd...................................   662,749   1,001,263
    Agricultural Bank of China, Ltd., Class H................... 2,492,000   1,151,767
    Ajisen China Holdings, Ltd..................................   175,000      74,469
    AKM Industrial Co., Ltd.....................................    70,000      12,251
*   Alibaba Group Holding, Ltd., Sponsored ADR..................    41,666   7,731,960
*   Alibaba Health Information Technology, Ltd..................   128,000     153,314
*   Alibaba Pictures Group, Ltd................................. 1,850,000     415,812
*   Aluminum Corp. of China, Ltd., ADR..........................     8,700      83,694
*   Aluminum Corp. of China, Ltd., Class H......................   774,000     301,060
    AMVIG Holdings, Ltd.........................................   138,000      33,437
    Angang Steel Co., Ltd., Class H.............................   424,000     285,294
    Anhui Conch Cement Co., Ltd., Class H.......................   398,500   2,432,370
    Anhui Expressway Co., Ltd., Class H.........................   124,000      83,836
    ANTA Sports Products, Ltd...................................   186,000   1,308,163
*   Aowei Holdings, Ltd.........................................    78,000      15,505
#   Asia Cement China Holdings Corp.............................   195,000     231,522
*   Asia Television Holdings, Ltd...............................   642,000      18,701
    Ausnutria Dairy Corp., Ltd..................................   126,000     203,057
*   AVIC International Holding HK, Ltd.......................... 1,469,171      46,929
    AVIC International Holdings, Ltd., Class H..................   100,000      63,184
    BAIC Motor Corp., Ltd., Class H.............................   754,000     529,284
*   Baidu, Inc., Sponsored ADR..................................    26,637   4,427,868
    BAIOO Family Interactive, Ltd...............................   216,000      14,006
    Bank of China, Ltd., Class H................................ 6,673,356   3,186,561
    Bank of Chongqing Co., Ltd., Class H........................   211,000     137,022
    Bank of Communications Co., Ltd., Class H...................   747,580     630,529
    Bank of Tianjin Co., Ltd., Class H..........................    20,500      11,751
*   Baoye Group Co., Ltd., Class H..............................    78,000      53,371
#*  Baozun, Inc., Sponsored ADR.................................     5,078     246,283
    BBI Life Sciences Corp......................................    52,500      15,810
    BBMG Corp., Class H.........................................   597,282     210,377
    Beijing Capital International Airport Co., Ltd., Class H....   512,000     455,774

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
#   Beijing Capital Land, Ltd., Class H.........................    178,000 $    74,664
*   Beijing Enterprises Clean Energy Group, Ltd.................  5,400,000      86,819
#*  Beijing Enterprises Medical & Health Group, Ltd.............  1,494,000      46,095
#   Beijing Enterprises Water Group, Ltd........................  1,090,000     676,338
#*  Beijing Gas Blue Sky Holdings, Ltd..........................  1,496,000      49,672
    Beijing Jingneng Clean Energy Co., Ltd., Class H............    482,000      96,602
    Beijing North Star Co., Ltd., Class H.......................    350,000     138,908
*   Beijing Properties Holdings, Ltd............................    636,000      19,616
#   Beijing Urban Construction Design & Development Group Co.,
      Ltd., Class H.............................................    125,000      43,512
#   Best Pacific International Holdings, Ltd....................    134,000      50,386
    BII Railway Transportation Technology Holdings Co., Ltd.....    116,000      10,642
#*  Bitauto Holdings, Ltd., ADR.................................      7,217      92,666
    Bosideng International Holdings, Ltd........................    468,000     128,833
*   Boyaa Interactive International, Ltd........................    145,000      38,513
    Brilliance China Automotive Holdings, Ltd...................    436,000     480,274
    C C Land Holdings, Ltd......................................    717,187     165,568
*   C.banner International Holdings, Ltd........................    537,000      27,047
    Cabbeen Fashion, Ltd........................................     64,000      19,003
#   Canvest Environmental Protection Group Co., Ltd.............    148,000      71,851
*   Capital Environment Holdings, Ltd...........................  1,364,000      34,381
#*  CAR, Inc....................................................    276,000     223,548
#*  Carnival Group International Holdings, Ltd..................  2,500,000      15,296
    Carrianna Group Holdings Co., Ltd...........................    248,000      28,477
*   CECEP COSTIN New Materials Group, Ltd.......................    186,000       2,667
    Central China Real Estate, Ltd..............................    271,194     135,066
#   Central China Securities Co., Ltd., Class H.................    247,000      63,686
*   Century Sunshine Group Holdings, Ltd........................    680,000      18,661
*   CGN Meiya Power Holdings Co., Ltd...........................    440,000      65,979
    CGN Power Co., Ltd., Class H................................  1,060,000     279,664
    Changshouhua Food Co., Ltd..................................    110,000      46,556
*   Changyou.com, Ltd., ADR.....................................      4,750      92,387
#   Chaowei Power Holdings, Ltd.................................    282,000     129,800
*   Cheetah Mobile, Inc., ADR...................................      9,953      62,704
*   Chiho Environmental Group, Ltd..............................     72,000      10,287
    China Aerospace International Holdings, Ltd.................    624,000      43,047
    China Agri-Industries Holdings, Ltd.........................    578,800     186,564
    China Aircraft Leasing Group Holdings, Ltd..................     29,000      33,282
    China All Access Holdings, Ltd..............................    266,000      15,784
#   China Animation Characters Co., Ltd.........................     99,000      28,595
    China Aoyuan Group, Ltd.....................................    336,000     407,847
#*  China Beidahuang Industry Group Holdings, Ltd...............    528,000      15,323
    China BlueChemical, Ltd., Class H...........................    515,143     175,582
#*  China Chengtong Development Group, Ltd......................  1,142,000      40,811
    China Cinda Asset Management Co., Ltd., Class H.............  1,850,000     493,376
    China CITIC Bank Corp., Ltd., Class H.......................  1,314,000     843,145
    China Coal Energy Co., Ltd., Class H........................    367,000     162,016
    China Communications Services Corp., Ltd., Class H..........    292,800     236,153
    China Conch Venture Holdings, Ltd...........................    210,500     711,541
    China Construction Bank Corp., Class H...................... 11,738,990  10,348,686
    China Datang Corp. Renewable Power Co., Ltd., Class H.......    690,000      79,100
*   China Distance Education Holdings, Ltd., ADR................      6,004      39,086
    China Dongxiang Group Co., Ltd..............................  1,090,000     161,336
*   China Dynamics Holdings, Ltd................................    980,000      15,759
    China Eastern Airlines Corp., Ltd., Class H.................    562,000     399,361
    China Electronics Huada Technology Co., Ltd.................    162,000      15,515
#   China Electronics Optics Valley Union Holding Co., Ltd......    368,000      27,286
#*  China Energine International Holdings, Ltd..................    236,000       6,529
    China Energy Engineering Corp., Ltd., Class H...............    320,000      38,354

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    China Everbright Bank Co., Ltd., Class H....................   374,000 $  184,726
    China Everbright International, Ltd.........................   560,592    549,683
    China Everbright, Ltd.......................................   258,000    470,349
#   China Evergrande Group......................................   701,000  2,248,080
    China Fiber Optic Network System Group, Ltd.................   396,000     10,601
    China Financial Services Holdings, Ltd......................   182,000     12,060
    China Foods, Ltd............................................   344,000    134,853
    China Galaxy Securities Co., Ltd., Class H..................   230,000    150,706
#   China Gas Holdings, Ltd.....................................   365,600  1,179,324
*   China Glass Holdings, Ltd...................................   200,000     16,342
*   China Greenfresh Group Co., Ltd.............................   158,000     17,332
#   China Greenland Broad Greenstate Group Co., Ltd.............   184,000     13,590
    China Hanking Holdings, Ltd.................................   191,000     24,336
    China Harmony New Energy Auto Holding, Ltd..................   305,000    108,301
*   China High Precision Automation Group, Ltd..................    73,000      2,129
#   China High Speed Transmission Equipment Group Co., Ltd......   148,000    112,195
    China Hongqiao Group, Ltd...................................   488,000    402,283
    China Huarong Asset Management Co., Ltd., Class H........... 4,235,000    908,231
*   China Huishan Dairy Holdings Co., Ltd.......................   231,000      9,276
*   China Huiyuan Juice Group, Ltd..............................   159,000      7,678
#   China International Capital Corp., Ltd., Class H............   135,600    291,657
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................   143,000    180,364
    China Jinmao Holdings Group, Ltd............................   715,120    463,663
    China Lesso Group Holdings, Ltd.............................   406,000    287,499
    China Life Insurance Co., Ltd., ADR.........................    37,404    529,641
    China Life Insurance Co., Ltd., Class H.....................   318,000    903,632
    China Lilang, Ltd...........................................   161,000    167,953
#*  China Logistics Property Holdings Co., Ltd..................   122,000     46,214
*   China Longevity Group Co., Ltd..............................    30,000        983
    China Longyuan Power Group Corp., Ltd., Class H.............   694,000    478,582
    China Maple Leaf Educational Systems, Ltd...................   192,000     89,808
    China Medical System Holdings, Ltd..........................   456,000    405,079
    China Meidong Auto Holdings, Ltd............................   182,000    105,463
    China Mengniu Dairy Co., Ltd................................   177,000    653,908
    China Merchants Bank Co., Ltd., Class H.....................   799,598  3,957,212
    China Merchants Land, Ltd...................................   584,000    101,983
    China Merchants Port Holdings Co., Ltd......................   197,731    399,938
#   China Merchants Securities Co., Ltd., Class H...............    48,400     66,253
#*  China Metal Resources Utilization, Ltd......................   184,000     90,099
    China Minsheng Banking Corp., Ltd., Class H.................   918,520    690,315
    China Mobile, Ltd...........................................   578,500  5,519,701
    China Mobile, Ltd., Sponsored ADR...........................   155,765  7,425,318
*   China Modern Dairy Holdings, Ltd............................   526,000     78,958
#   China Molybdenum Co., Ltd., Class H......................... 1,008,000    380,284
    China New Town Development Co., Ltd.........................   416,254      9,950
    China NT Pharma Group Co., Ltd..............................   198,000     21,213
*   China Nuclear Energy Technology Corp., Ltd..................   114,000      7,708
#*  China Oceanwide Holdings, Ltd...............................   728,000     50,121
    China Oil & Gas Group, Ltd.................................. 1,990,000    122,032
    China Oilfield Services, Ltd., Class H......................   404,000    432,651
    China Oriental Group Co., Ltd...............................   450,000    276,332
    China Overseas Grand Oceans Group, Ltd......................   591,250    315,302
    China Overseas Land & Investment, Ltd....................... 1,118,000  4,188,757
    China Overseas Property Holdings, Ltd.......................   577,000    273,071
    China Pacific Insurance Group Co., Ltd., Class H............   351,000  1,440,464
*   China Pioneer Pharma Holdings, Ltd..........................   119,000     14,435
#   China Power Clean Energy Development Co., Ltd...............   150,000    102,346
    China Power International Development, Ltd..................   942,999    251,254
*   China Properties Group, Ltd.................................   128,000     18,913

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    China Railway Signal & Communication Corp., Ltd., Class H...   339,000 $  248,931
*   China Rare Earth Holdings, Ltd..............................   325,200     13,693
    China Reinsurance Group Corp., Class H......................   846,000    172,618
    China Resources Cement Holdings, Ltd........................   712,000    713,893
    China Resources Land, Ltd...................................   762,222  3,319,596
    China Resources Power Holdings Co., Ltd.....................   403,903    565,187
*   China Ruifeng Renewable Energy Holdings, Ltd................   288,000     17,818
*   China Rundong Auto Group, Ltd...............................    23,000      3,521
*   China Sandi Holdings, Ltd...................................   240,000     15,898
    China Sanjiang Fine Chemicals Co., Ltd......................   342,000     89,068
    China SCE Group Holdings, Ltd...............................   721,600    341,072
#*  China Shengmu Organic Milk, Ltd.............................   716,000     32,871
    China Shenhua Energy Co., Ltd., Class H.....................   696,884  1,542,525
    China Shineway Pharmaceutical Group, Ltd....................    89,000     89,008
*   China Silver Group, Ltd.....................................   214,000     18,569
    China Singyes Solar Technologies Holdings, Ltd..............     3,999        505
    China South City Holdings, Ltd.............................. 1,426,000    216,422
    China Southern Airlines Co., Ltd., Sponsored ADR............     6,230    267,890
    China Southern Airlines Co., Ltd., Class H..................   314,000    272,986
    China State Construction International Holdings, Ltd........   519,408    539,071
    China Sunshine Paper Holdings Co., Ltd......................    91,000     14,627
    China Suntien Green Energy Corp., Ltd., Class H.............   647,000    186,354
    China Taifeng Beddings Holdings, Ltd........................   134,000      3,459
    China Taiping Insurance Holdings Co., Ltd...................   431,612  1,312,584
#   China Telecom Corp., Ltd., ADR..............................    16,175    838,512
    China Telecom Corp., Ltd., Class H..........................   302,000    156,521
    China Tian Lun Gas Holdings, Ltd............................    79,500     82,716
#*  China Tianrui Group Cement Co., Ltd.........................    13,000     10,265
    China Traditional Chinese Medicine Holdings Co., Ltd........   406,000    230,458
    China Travel International Investment Hong Kong, Ltd........   596,000    137,750
    China Unicom Hong Kong, Ltd................................. 1,424,000  1,690,819
    China Unicom Hong Kong, Ltd., ADR...........................    89,553  1,062,994
    China Vanke Co., Ltd., Class H..............................   351,400  1,359,637
    China Vast Industrial Urban Development Co., Ltd............   139,000     59,891
    China Water Affairs Group, Ltd..............................   296,000    304,379
#*  China Water Industry Group, Ltd.............................   236,000     31,645
    China Wood Optimization Holding, Ltd........................    44,000     11,214
    China XLX Fertiliser, Ltd...................................   127,000     45,334
*   China Yurun Food Group, Ltd.................................   179,000     30,421
    China ZhengTong Auto Services Holdings, Ltd.................   442,500    245,474
    China Zhongwang Holdings, Ltd...............................   519,518    283,690
    Chinasoft International, Ltd................................   532,000    304,106
    Chongqing Machinery & Electric Co., Ltd., Class H...........   368,000     34,742
    Chongqing Rural Commercial Bank Co., Ltd., Class H..........   715,000    418,251
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd...    92,000      8,107
    Chu Kong Shipping Enterprise Group Co., Ltd.................   132,000     30,121
    CIFI Holdings Group Co., Ltd................................ 1,354,000    899,739
    CIMC Enric Holdings, Ltd....................................   158,000    153,921
*   CIMC-TianDa Holdings Co., Ltd...............................   380,000     14,077
*   CITIC Dameng Holdings, Ltd..................................   235,000     13,348
    CITIC Resources Holdings, Ltd............................... 1,070,000    101,082
    CITIC Securities Co., Ltd., Class H.........................   159,500    345,721
    CITIC, Ltd..................................................   319,433    465,175
    Citychamp Watch & Jewellery Group, Ltd......................   668,000    148,265
    Clear Media, Ltd............................................    24,000     19,900
    CNOOC, Ltd.................................................. 2,970,000  5,394,510
    CNOOC, Ltd., Sponsored ADR..................................    11,570  2,102,038
*   COFCO Meat Holdings, Ltd....................................    61,000     24,972
*   Cogobuy Group...............................................   185,000     68,105

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Colour Life Services Group Co., Ltd.........................   153,000 $  111,292
#*  Comba Telecom Systems Holdings, Ltd.........................   362,533     88,055
    Concord New Energy Group, Ltd............................... 1,644,648     80,705
#   Consun Pharmaceutical Group, Ltd............................   165,000    115,733
*   Coolpad Group, Ltd..........................................   970,160     13,873
    COSCO SHIPPING Ports, Ltd...................................   501,921    500,607
*   Coslight Technology International Group Co., Ltd............    36,000     10,554
#   Cosmo Lady China Holdings Co., Ltd..........................   176,000     54,350
    Country Garden Holdings Co., Ltd............................ 2,194,000  3,535,536
*   Country Garden Services Holdings Co., Ltd...................   310,287    573,111
    CP Pokphand Co., Ltd........................................ 1,652,000    136,811
    CPMC Holdings, Ltd..........................................   134,000     56,545
    CRCC High-Tech Equipment Corp., Ltd., Class H...............   162,500     41,257
    CSC Financial Co., Ltd., Class H............................    44,000     37,564
*   CSMall Group, Ltd...........................................   125,733     14,759
    CSPC Pharmaceutical Group, Ltd..............................   840,000  1,621,393
#*  CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H...................................................    42,000     39,850
#   CT Environmental Group, Ltd.................................   882,000     38,227
*   Ctrip.com International, Ltd., ADR..........................    27,605  1,216,000
#*  CWT International, Ltd......................................   960,000     16,153
*   DaChan Food Asia, Ltd.......................................    57,000      2,998
    Dah Chong Hong Holdings, Ltd................................   303,000    110,896
    Dali Foods Group Co., Ltd...................................   603,000    428,259
#   Dalian Port PDA Co., Ltd., Class H..........................   394,799     50,879
*   Daphne International Holdings, Ltd..........................   418,000     13,327
    Datang International Power Generation Co., Ltd., Class H....   644,000    166,729
    Dawnrays Pharmaceutical Holdings, Ltd.......................   248,000     45,196
*   DBA Telecommunication Asia Holdings, Ltd....................   112,000      5,434
*   Differ Group Holding Co., Ltd...............................   702,000     42,543
*   Digital China Holdings, Ltd.................................   182,250     86,950
*   Dongfang Electric Corp., Ltd., Class H......................   109,600     83,745
#   Dongjiang Environmental Co., Ltd., Class H..................    80,800     90,027
    Dongyue Group, Ltd..........................................   480,000    349,927
    E-Commodities Holdings, Ltd.................................   600,000     42,157
    Embry Holdings, Ltd.........................................    14,000      4,094
    ENN Energy Holdings, Ltd....................................   140,800  1,330,698
    Essex Bio-technology, Ltd...................................    68,000     62,739
    EVA Precision Industrial Holdings, Ltd......................   184,000     19,010
#   Everbright Securities Co., Ltd., Class H....................    41,000     39,388
    Fantasia Holdings Group Co., Ltd............................   583,500    110,693
#*  First Tractor Co., Ltd., Class H............................   154,000     39,312
    Fu Shou Yuan International Group, Ltd.......................   208,000    178,478
    Fufeng Group, Ltd...........................................   667,400    353,600
#*  Fuguiniao Co., Ltd., Class H................................    51,000      4,730
#   Fullshare Holdings, Ltd..................................... 1,097,482    123,128
    Future Land Development Holdings, Ltd.......................   646,000    770,389
    Fuyao Glass Industry Group Co., Ltd., Class H...............   132,400    465,693
*   GCL New Energy Holdings, Ltd................................ 1,132,000     42,577
#*  GCL-Poly Energy Holdings, Ltd............................... 5,026,000    359,165
    Gemdale Properties & Investment Corp., Ltd.................. 1,048,000    140,537
    Genertec Universal Medical Group Co., Ltd...................   362,000    288,636
    GF Securities Co., Ltd., Class H............................   110,800    150,001
*   Glorious Property Holdings, Ltd............................. 1,043,000     51,274
    Golden Eagle Retail Group, Ltd..............................   169,000    200,480
    Goldlion Holdings, Ltd......................................    92,152     37,548
    Goldpac Group, Ltd..........................................    85,000     23,848
#*  GOME Retail Holdings, Ltd................................... 2,602,940    298,937
    Good Friend International Holdings, Inc.....................    22,000      3,661
#   Grand Baoxin Auto Group, Ltd................................   266,823     93,503

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Greatview Aseptic Packaging Co., Ltd........................   326,000 $  198,511
    Greenland Hong Kong Holdings, Ltd...........................   384,000    157,854
    Greentown China Holdings, Ltd...............................   311,000    281,948
    Greentown Service Group Co., Ltd............................   308,000    265,836
    Guangdong Investment, Ltd...................................   324,000    606,096
*   Guangdong Land Holdings, Ltd................................   142,000     29,302
    Guangdong Yueyun Transportation Co., Ltd., Class H..........    50,000     20,329
    Guangshen Railway Co., Ltd., Sponsored ADR..................     5,691    104,430
    Guangshen Railway Co., Ltd., Class H........................   272,000     97,553
    Guangzhou Automobile Group Co., Ltd., Class H...............   216,836    233,538
    Guangzhou R&F Properties Co., Ltd., Class H.................   392,400    780,636
*   Guodian Technology & Environment Group Corp., Ltd., Class H.   209,000      9,593
*   Guolian Securities Co., Ltd., Class H.......................    36,500     13,299
    Guorui Properties, Ltd......................................   336,000     70,528
    Guotai Junan Securities Co., Ltd., Class H..................    42,200     90,155
*   Haichang Ocean Park Holdings, Ltd...........................   419,000     88,809
    Haier Electronics Group Co., Ltd............................   270,000    771,912
#*  Hailiang Education Group, Inc., ADR.........................     2,865    164,995
    Haitian International Holdings, Ltd.........................   226,000    566,718
    Haitong Securities Co., Ltd., Class H.......................   292,000    376,591
*   Hanergy Thin Film Power Group, Ltd.......................... 1,016,000    485,672
    Harbin Bank Co., Ltd., Class H..............................   312,000     71,559
#*  HC Group, Inc...............................................   156,500     79,902
#*  Health and Happiness H&H International Holdings, Ltd........    71,000    436,095
    Hengan International Group Co., Ltd.........................   221,500  1,947,433
*   Hengdeli Holdings, Ltd......................................   687,200     35,933
#*  HengTen Networks Group, Ltd................................. 5,848,000    167,567
*   Hi Sun Technology China, Ltd................................   600,000    103,345
    Hilong Holding, Ltd.........................................   346,000     41,900
    Hisense Home Appliances Group Co., Ltd., Class H............    98,000    133,655
    HKC Holdings, Ltd...........................................    42,723     34,378
*   Honghua Group, Ltd..........................................   766,000     65,488
    Honworld Group, Ltd.........................................    72,000     40,466
    Hopefluent Group Holdings, Ltd..............................    42,000     12,596
    Hopson Development Holdings, Ltd............................   197,000    216,325
*   Hua Han Health Industry Holdings, Ltd....................... 1,184,000     23,998
#   Hua Hong Semiconductor, Ltd.................................   105,000    248,885
    Huadian Fuxin Energy Corp., Ltd., Class H...................   782,000    168,399
    Huadian Power International Corp., Ltd., Class H............   382,000    163,211
    Huaneng Power International, Inc., Sponsored ADR............     6,108    155,326
    Huaneng Power International, Inc., Class H..................   352,000    225,335
    Huaneng Renewables Corp., Ltd., Class H..................... 1,738,000    500,995
    Huatai Securities Co., Ltd., Class H........................   115,400    217,485
    Huazhong In-Vehicle Holdings Co., Ltd.......................   128,000     23,169
    Huazhu Group, Ltd., ADR.....................................    29,302  1,242,405
    Huishang Bank Corp., Ltd., Class H..........................    97,900     41,905
#*  Hydoo International Holding, Ltd............................   136,000      6,567
#   IMAX China Holding, Inc.....................................    60,300    166,104
    Industrial & Commercial Bank of China, Ltd., Class H........ 6,011,017  4,521,245
    Inner Mongolia Yitai Coal Co., Ltd., Class H................    17,400     15,416
*   JD.com, Inc., ADR...........................................    35,897  1,086,602
#*  Jiangnan Group, Ltd.........................................   488,000     25,798
    Jiangsu Expressway Co., Ltd., Class H.......................   270,000    384,489
    Jiangxi Copper Co., Ltd., Class H...........................   198,000    262,641
#   Jiayuan International Group, Ltd............................   407,910    182,564
#*  Jinchuan Group International Resources Co., Ltd............. 1,549,000    144,293
#   Jingrui Holdings, Ltd.......................................   171,000     61,551
#*  JinkoSolar Holding Co., Ltd., ADR...........................    10,218    198,842
    JNBY Design, Ltd............................................    77,500    153,139

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Joy City Property, Ltd...................................... 1,120,000 $  159,805
    Ju Teng International Holdings, Ltd.........................   316,000     92,418
    Jutal Offshore Oil Services, Ltd............................   202,000     20,884
    K Wah International Holdings, Ltd...........................   225,892    141,776
*   Kai Yuan Holdings, Ltd...................................... 1,320,000      9,122
    Kaisa Group Holdings, Ltd...................................   898,000    381,325
    Kangda International Environmental Co., Ltd.................   250,000     35,084
    Kasen International Holdings, Ltd...........................    76,000     61,743
    Kingboard Holdings, Ltd.....................................   259,900    847,397
    Kingboard Laminates Holdings, Ltd...........................   390,473    410,657
#   Kingdee International Software Group Co., Ltd...............   211,000    258,996
    Kingsoft Corp., Ltd.........................................   123,000    315,054
    Koradior Holdings, Ltd......................................    52,000     62,234
#*  KuangChi Science, Ltd.......................................   492,000     41,428
    Kunlun Energy Co., Ltd...................................... 1,134,000  1,199,498
    KWG Group Holdings, Ltd.....................................   308,330    361,629
*   Labixiaoxin Snacks Group, Ltd...............................    73,000      4,082
    Lai Fung Holdings, Ltd......................................    31,500     39,463
*   Launch Tech Co., Ltd., Class H..............................    39,500     37,597
    Le Saunda Holdings, Ltd.....................................    92,400      8,242
    Lee & Man Chemical Co., Ltd.................................    86,000     52,278
    Lee & Man Paper Manufacturing, Ltd..........................   521,000    422,891
    Lee's Pharmaceutical Holdings, Ltd..........................   104,000     89,040
    Legend Holdings Corp., Class H..............................    92,300    251,763
    Lenovo Group, Ltd........................................... 2,398,000  2,222,159
*   Leoch International Technology, Ltd.........................   148,000     12,249
*   Li Ning Co., Ltd............................................   199,000    361,526
#*  Lifestyle China Group, Ltd..................................   222,000     82,416
#*  Lifetech Scientific Corp....................................   474,000     99,885
#*  Link Motion, Inc., Sponsored ADR............................    24,777      2,859
#*  Lisi Group Holdings, Ltd....................................   102,000     10,824
    Livzon Pharmaceutical Group, Inc., Class H..................    28,132    102,328
    Logan Property Holdings Co., Ltd............................   476,000    757,492
    Longfor Group Holdings, Ltd.................................   425,500  1,573,296
#*  LongiTech Smart Energy Holding, Ltd.........................    91,500      8,999
    Lonking Holdings, Ltd.......................................   896,000    304,677
    Luye Pharma Group, Ltd......................................   352,500    319,727
    LVGEM China Real Estate Investment Co., Ltd.................   184,000     57,487
    Maoye International Holdings, Ltd...........................   383,000     30,779
    Min Xin Holdings, Ltd.......................................    66,000     41,481
*   Mingfa Group International Co., Ltd.........................   374,000      2,684
    Minmetals Land, Ltd.........................................   565,644    108,787
    Minth Group, Ltd............................................   246,000    777,724
*   MMG, Ltd....................................................   966,000    418,213
    MOBI Development Co., Ltd...................................   100,000     14,694
    Modern Land China Co., Ltd..................................   184,000     30,558
    Momo, Inc., Sponsored ADR...................................    45,129  1,582,674
    Nan Hai Corp., Ltd.......................................... 4,000,000     79,031
*   Nature Home Holding Co., Ltd................................   168,000     29,766
#   NetDragon Websoft Holdings, Ltd.............................    43,000    125,018
    NetEase, Inc., ADR..........................................    15,030  4,276,486
#   New Century Healthcare Holding Co., Ltd.....................    11,500      7,336
    New China Life Insurance Co., Ltd., Class H.................    83,200    461,427
*   New Oriental Education & Technology Group, Inc., Sponsored
      ADR.......................................................     6,676    637,291
*   New Provenance Everlasting Holdings, Ltd.................... 1,640,000      6,908
*   New World Department Store China, Ltd.......................   209,000     43,975
    Nexteer Automotive Group, Ltd...............................   343,000    537,839
    Nine Dragons Paper Holdings, Ltd............................   659,000    609,930
#*  Noah Holdings, Ltd., ADR....................................     5,159    280,340

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHINA -- (Continued)
*   North Mining Shares Co., Ltd................................ 7,490,000 $    29,657
    NVC Lighting Holdings, Ltd..................................   403,000      35,773
*   O-Net Technologies Group, Ltd...............................    88,000      51,192
    Orient Securities Co., Ltd., Class H........................   120,000      86,788
    Overseas Chinese Town Asia Holdings, Ltd....................   108,000      45,833
#   Ozner Water International Holding, Ltd......................   147,000      30,374
#   Pacific Online, Ltd.........................................   219,000      50,010
#*  Panda Green Energy Group, Ltd............................... 1,196,000      50,543
    Parkson Retail Group, Ltd...................................   380,000      31,041
    PAX Global Technology, Ltd..................................   184,000      85,942
    People's Insurance Co. Group of China, Ltd. (The), Class H..   332,000     135,950
#   Phoenix Media Investment Holdings, Ltd......................   466,000      51,689
*   Phoenix New Media, Ltd., ADR................................     5,499      23,921
    PICC Property & Casualty Co., Ltd., Class H.................   717,582     806,225
    Ping An Insurance Group Co. of China, Ltd., Class H......... 1,086,500  13,151,710
    Poly Culture Group Corp., Ltd., Class H.....................    25,300      29,796
    Poly Property Group Co., Ltd................................   678,111     284,507
    Postal Savings Bank of China Co., Ltd., Class H.............   540,000     328,606
    Pou Sheng International Holdings, Ltd.......................   722,687     169,589
    Powerlong Real Estate Holdings, Ltd.........................   493,000     240,113
    Prosperity International Holdings HK, Ltd...................    70,000       1,686
#*  PW Medtech Group, Ltd.......................................   223,000      38,054
#   Q Technology Group Co., Ltd.................................    97,000     100,144
*   Qingdao Port International Co., Ltd., Class H...............   197,000     136,836
    Qingling Motors Co., Ltd., Class H..........................   266,000      79,722
#   Qinhuangdao Port Co., Ltd., Class H.........................   128,500      28,321
*   Qinqin Foodstuffs Group Cayman Co., Ltd.....................    24,300       7,909
    Qunxing Paper Holdings Co., Ltd.............................   124,416       5,995
    Red Star Macalline Group Corp., Ltd., Class H...............    92,807      87,996
#   Redco Group.................................................   422,000     168,636
    Regal International Airport Group Co., Ltd., Class H........    41,000      33,219
#*  Renhe Commercial Holdings Co., Ltd.......................... 5,645,854     186,721
    Road King Infrastructure, Ltd...............................    77,000     174,855
*   Ronshine China Holdings, Ltd................................   208,000     286,446
*   Royale Furniture Holdings, Ltd..............................   140,000      18,735
#*  Sany Heavy Equipment International Holdings Co., Ltd........   216,000     103,330
#   Seaspan Corp................................................    18,764     190,267
#*  Semiconductor Manufacturing International Corp..............   647,400     693,177
#*  Semiconductor Manufacturing International Corp., ADR........    20,927     111,541
    Shandong Chenming Paper Holdings, Ltd., Class H.............   158,249      82,154
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H....   352,000     346,016
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H...........    67,600      35,873
#*  Shanghai Fudan Microelectronics Group Co., Ltd., Class H....    46,000      77,147
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.,
      Class H...................................................    83,000      74,139
    Shanghai Haohai Biological Technology Co., Ltd., Class H....     9,100      58,391
    Shanghai Industrial Holdings, Ltd...........................   134,000     315,176
    Shanghai Industrial Urban Development Group, Ltd............   382,000      76,503
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H...................................................   522,000     129,320
#   Shanghai La Chapelle Fashion Co., Ltd., Class H.............    20,000      10,224
*   Shanghai Prime Machinery Co., Ltd., Class H.................   278,000      39,687
#*  Shanghai Zendai Property, Ltd............................... 2,775,000      41,670
    Shengjing Bank Co., Ltd., Class H...........................    97,500      56,653
    Shenguan Holdings Group, Ltd................................   550,000      28,308
    Shenzhen Expressway Co., Ltd., Class H......................   188,000     228,988
    Shenzhen International Holdings, Ltd........................   299,625     647,672
    Shenzhen Investment, Ltd....................................   892,987     355,341
    Shenzhou International Group Holdings, Ltd..................   146,000   1,962,360
    Shimao Property Holdings, Ltd...............................   484,356   1,476,318
*   Shougang Concord International Enterprises Co., Ltd......... 3,138,000     128,084

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHINA -- (Continued)
    Shougang Fushan Resources Group, Ltd........................   738,000 $   178,893
    Shui On Land, Ltd........................................... 1,104,521     269,132
*   Shunfeng International Clean Energy, Ltd....................   438,000      15,047
    Sichuan Expressway Co., Ltd., Class H.......................   284,000      94,877
    Sihuan Pharmaceutical Holdings Group, Ltd...................   979,000     263,791
*   Silver Grant International Industries, Ltd..................   508,000      97,267
*   SINA Corp...................................................    10,153     639,030
    Sino Biopharmaceutical, Ltd................................. 1,165,000   1,121,647
*   Sino Oil And Gas Holdings, Ltd..............................   348,500       7,453
#*  Sinofert Holdings, Ltd......................................   796,000      98,482
#*  Sinolink Worldwide Holdings, Ltd............................   450,000      44,273
    SinoMedia Holding, Ltd......................................   118,644      27,214
    Sino-Ocean Group Holding, Ltd............................... 1,009,003     453,286
    Sinopec Kantons Holdings, Ltd...............................   218,000      97,408
    Sinopec Shanghai Petrochemical Co., Ltd., Class H........... 1,130,000     511,809
    Sinopharm Group Co., Ltd., Class H..........................   154,800     608,410
    Sinosoft Technology Group, Ltd..............................   238,800      85,380
    Sinotrans, Ltd., Class H....................................   728,000     299,119
#   Sinotruk Hong Kong, Ltd.....................................   171,000     371,214
    Skyfame Realty Holdings, Ltd................................   888,000     146,127
#   Skyworth Digital Holdings, Ltd..............................   453,193     133,973
#*  SMI Holdings Group, Ltd.....................................   323,200      20,600
*   SOHO China, Ltd.............................................   526,912     191,119
#*  Sohu.com, Ltd., ADR.........................................     6,475     133,838
*   Southern Energy Holdings Group, Ltd.........................    10,000      20,055
#*  Sparkle Roll Group, Ltd.....................................   456,000      19,470
    Springland International Holdings, Ltd......................   239,000      49,967
*   SPT Energy Group, Inc.......................................    72,000       7,156
*   SRE Group, Ltd.............................................. 2,226,857      28,764
    SSY Group, Ltd..............................................   547,719     518,813
#*  Starrise Media Holdings, Ltd................................    70,000      11,934
    Sun Art Retail Group, Ltd...................................   581,000     507,756
#   Sun King Power Electronics Group............................    96,000      15,822
    Sunac China Holdings, Ltd...................................   635,000   3,272,536
    Sunny Optical Technology Group Co., Ltd.....................   121,200   1,482,652
#*  Sunshine 100 China Holdings, Ltd............................   120,000      24,397
#   Symphony Holdings, Ltd......................................   390,000      50,247
*   TAL Education Group, ADR....................................    25,856     994,680
    Tarena International, Inc., ADR.............................     8,606      43,718
*   Taung Gold International, Ltd............................... 3,250,000      18,217
    TCL Electronics Holdings, Ltd...............................   297,666     159,494
*   Tech Pro Technology Development, Ltd........................ 1,644,000       2,682
#*  Technovator International, Ltd..............................   108,000      15,566
    Tencent Holdings, Ltd.......................................   675,400  33,288,874
    Tenfu Cayman Holdings Co., Ltd..............................    66,000      44,661
*   Tesson Holdings, Ltd........................................    78,000       6,559
    Texhong Textile Group, Ltd..................................   125,000     169,359
#   Tian An China Investment Co., Ltd...........................   140,000      76,900
#   Tian Ge Interactive Holdings, Ltd...........................   199,000      61,684
    Tian Shan Development Holding, Ltd..........................    60,000      19,377
    Tiangong International Co., Ltd.............................   304,000      79,469
*   Tianjin Capital Environmental Protection Group Co., Ltd.,
      Class H...................................................    80,000      32,430
    Tianjin Development Holdings, Ltd...........................   124,000      43,143
    Tianjin Port Development Holdings, Ltd......................   744,000      86,347
#   Tianneng Power International, Ltd...........................   336,000     315,528
    Tingyi Cayman Islands Holding Corp..........................   604,000     994,624
    Tomson Group, Ltd...........................................   152,385      58,468
#   Tong Ren Tang Technologies Co., Ltd., Class H...............   138,000     191,592
#   Tongda Group Holdings, Ltd.................................. 1,590,000     172,359

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Tonly Electronics Holdings, Ltd.............................    22,200 $   19,245
#   Top Spring International Holdings, Ltd......................    95,000     27,355
    Towngas China Co., Ltd......................................   213,826    170,126
    TPV Technology, Ltd.........................................   355,412     82,544
    TravelSky Technology, Ltd., Class H.........................   146,500    376,808
    Trigiant Group, Ltd.........................................   190,000     34,395
*   Truly International Holdings, Ltd...........................   641,140    108,187
    Tsaker Chemical Group, Ltd..................................    61,500     23,060
*   Tuniu Corp., Sponsored ADR..................................     6,952     31,979
    Uni-President China Holdings, Ltd...........................   403,966    369,927
    United Energy Group, Ltd.................................... 2,382,000    446,700
    Vinda International Holdings, Ltd...........................    75,000    144,424
*   Vipshop Holdings, Ltd., ADR.................................    95,934    825,992
    Want Want China Holdings, Ltd............................... 1,625,000  1,290,141
    Wasion Holdings, Ltd........................................   148,000     75,577
#*  Weibo Corp., Sponsored ADR..................................     8,133    557,110
    Weichai Power Co., Ltd., Class H............................   515,120    843,425
    Weiqiao Textile Co., Class H................................    58,000     23,445
    West China Cement, Ltd...................................... 1,018,000    143,012
    Wisdom Education International Holdings Co., Ltd............   166,000     97,610
    Wisdom Sports Group.........................................   118,000      7,981
#   Xiabuxiabu Catering Management China Holdings Co., Ltd......   137,500    242,184
    Xiamen International Port Co., Ltd., Class H................   272,000     38,891
    Xingda International Holdings, Ltd..........................   278,393     88,452
    Xingfa Aluminium Holdings, Ltd..............................    48,000     40,405
    Xinhua Winshare Publishing and Media Co., Ltd., Class H.....    83,000     63,756
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H...   122,258    133,528
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H..........   236,000     20,470
    Xinyi Solar Holdings, Ltd................................... 1,188,862    677,944
    Xinyuan Real Estate Co., Ltd., ADR..........................    15,156     67,444
    Xtep International Holdings, Ltd............................   188,000    107,184
*   Xunlei, Ltd., ADR...........................................     6,250     21,875
#   Yadea Group Holdings, Ltd...................................   388,000    133,101
*   Yanchang Petroleum International, Ltd....................... 2,200,000     30,599
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H...................................................    49,500    122,341
    Yanzhou Coal Mining Co., Ltd., Class H......................   708,000    755,872
#*  Yashili International Holdings, Ltd.........................   245,000     33,417
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H....    37,600    186,627
    Yida China Holdings, Ltd....................................    36,000     11,790
    Yihai International Holding, Ltd............................   133,000    656,942
    Yip's Chemical Holdings, Ltd................................    88,000     30,090
#   Yirendai, Ltd., ADR.........................................     5,819     92,173
#*  Youyuan International Holdings, Ltd.........................   136,920     41,902
*   YuanShengTai Dairy Farm, Ltd................................   191,000      4,432
    Yuexiu Property Co., Ltd.................................... 1,801,292    418,117
    Yuexiu Transport Infrastructure, Ltd........................   144,752    117,972
    Yum China Holdings, Inc.....................................    78,364  3,725,425
    Yunnan Water Investment Co., Ltd., Class H..................    49,000     15,059
    Yuzhou Properties Co., Ltd..................................   604,948    319,744
*   YY, Inc., ADR...............................................    10,843    917,426
    Zhaojin Mining Industry Co., Ltd., Class H..................   111,500     96,058
    Zhejiang Expressway Co., Ltd., Class H......................   370,000    396,860
    Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H....    73,600     37,112
*   Zhong An Real Estate, Ltd...................................   490,000     18,120
    Zhongsheng Group Holdings, Ltd..............................   188,500    495,897
    Zhongyu Gas Holdings, Ltd...................................    58,455     54,728
#   Zhou Hei Ya International Holdings Co., Ltd.................   139,000     73,271
*   Zhuguang Holdings Group Co., Ltd............................   344,000     54,045
    Zhuhai Holdings Investment Group, Ltd.......................    82,000      9,116

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- ------------
CHINA -- (Continued)
    Zhuzhou CRRC Times Electric Co., Ltd., Class H..............    52,550 $    266,964
    Zijin Mining Group Co., Ltd., Class H....................... 1,596,000      623,465
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H...................................................   171,200      100,487
*   ZTE Corp., Class H..........................................    45,520      145,114
    ZTO Express Cayman, Inc., ADR...............................    50,474    1,005,947
                                                                           ------------
TOTAL CHINA.....................................................            257,406,186
                                                                           ------------
COLOMBIA -- (0.5%)
    Almacenes Exito SA..........................................   139,241      624,447
    Banco de Bogota SA..........................................    14,112      300,637
    Bancolombia SA, Sponsored ADR...............................    17,194      872,080
    Bancolombia SA..............................................    36,461      444,309
    Bolsa de Valores de Colombia................................     3,425       13,241
    Celsia SA ESP...............................................   223,607      309,831
    Cementos Argos SA...........................................   184,943      461,607
*   CEMEX Latam Holdings SA.....................................    76,893      115,818
*   Constructora Conconcreto SA.................................     2,809          421
*   Corp. Financiera Colombiana SA..............................    36,064      280,634
    Ecopetrol SA................................................ 1,268,594    1,171,191
*   Empresa de Telecomunicaciones de Bogota.....................   193,442       15,197
    Grupo Argos SA..............................................    56,177      319,696
    Grupo Aval Acciones y Valores SA, ADR.......................    22,511      176,936
    Grupo de Inversiones Suramericana SA........................    52,476      584,284
*   Grupo Energia Bogota SA ESP.................................   281,309      194,021
    Grupo Nutresa SA............................................    43,422      359,920
    Interconexion Electrica SA ESP..............................   149,272      730,374
    Mineros SA..................................................     5,269        3,716
    Promigas SA ESP.............................................     7,608       14,154
                                                                           ------------
TOTAL COLOMBIA..................................................              6,992,514
                                                                           ------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S.....................................................    63,342    1,475,403
    Komercni banka A.S..........................................     9,727      369,004
    Moneta Money Bank A.S.......................................   325,174    1,042,283
    O2 Czech Republic A.S.......................................    21,410      233,157
                                                                           ------------
TOTAL CZECH REPUBLIC............................................              3,119,847
                                                                           ------------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR.............   266,956    1,170,105
*   Egyptian Financial Group-Hermes Holding Co., GDR............     7,190       12,871
*   Egyptian Financial Group-Hermes Holding Co., GDR............     1,326        2,387
                                                                           ------------
TOTAL EGYPT.....................................................              1,185,363
                                                                           ------------
GREECE -- (0.3%)
    Aegean Airlines SA..........................................    14,009      132,473
*   Alpha Bank AE...............................................    11,944       18,595
    Athens Water Supply & Sewage Co. SA.........................    13,763       91,726
    Bank of Greece..............................................        93        1,372
*   Ellaktor SA.................................................    37,044       71,187
*   Eurobank Ergasias SA........................................   127,166      106,544
*   FF Group....................................................    11,777       26,498
    Fourlis Holdings SA.........................................    16,770      101,233
*   GEK Terna Holding Real Estate Construction SA...............    19,516      112,542
    Hellenic Exchanges--Athens Stock Exchange SA................    15,093       75,917
    Hellenic Petroleum SA.......................................    13,422      124,510
    Hellenic Telecommunications Organization SA.................    63,383      880,320
    Holding Co. ADMIE IPTO SA...................................    42,446       81,568

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GREECE -- (Continued)
*   Intracom Holdings SA........................................  13,354 $   13,358
    JUMBO SA....................................................  28,161    513,967
*   LAMDA Development SA........................................  10,922     83,387
*   Marfin Investment Group Holdings SA......................... 371,966     38,272
    Motor Oil Hellas Corinth Refineries SA......................  20,574    524,682
    Mytilineos Holdings SA......................................  24,553    265,873
*   National Bank of Greece SA..................................  89,116    196,062
*   Piraeus Bank SA.............................................  54,656    111,421
    Piraeus Port Authority SA...................................   3,323     77,141
*   Public Power Corp. SA.......................................  23,407     33,229
    Sarantis SA.................................................   7,160     59,339
    Terna Energy SA.............................................  15,305    119,553
    Titan Cement Co. SA.........................................   9,067    196,583
                                                                         ----------
TOTAL GREECE....................................................          4,057,352
                                                                         ----------
HONG KONG -- (0.0%)
*   Leyou Technologies Holdings, Ltd............................ 450,000    129,130
                                                                         ----------
HUNGARY -- (0.4%)
    CIG Pannonia Life Insurance P.L.C., Class A.................  14,978     22,211
    Magyar Telekom Telecommunications P.L.C..................... 260,648    410,972
    MOL Hungarian Oil & Gas P.L.C............................... 274,210  3,157,710
    OTP Bank P.L.C..............................................  44,441  1,976,335
                                                                         ----------
TOTAL HUNGARY...................................................          5,567,228
                                                                         ----------
INDIA -- (10.9%)
*   3M India, Ltd...............................................     554    182,609
*   5Paisa Capital, Ltd.........................................   4,308     17,816
    Aarti Drugs, Ltd............................................   2,831     25,243
    Aarti Industries, Ltd.......................................  15,698    366,164
    ABB India, Ltd..............................................   6,497    137,898
    Abbott India, Ltd...........................................   1,520    161,976
    ACC, Ltd....................................................  17,993    422,236
    Action Construction Equipment, Ltd..........................   7,217     10,225
    Adani Enterprises, Ltd......................................  84,387    153,697
*   Adani Gas, Ltd.............................................. 146,362    277,736
*   Adani Green Energy, Ltd..................................... 111,381     63,704
*   Adani Power, Ltd............................................ 470,066    301,246
*   Adani Transmissions, Ltd.................................... 105,208    329,885
*   Aditya Birla Capital, Ltd................................... 227,885    320,020
*   Aditya Birla Fashion and Retail, Ltd........................ 110,024    344,533
    Advanced Enzyme Technologies, Ltd...........................   8,712     23,857
    Aegis Logistics, Ltd........................................  32,617     91,033
    Agro Tech Foods, Ltd........................................   4,264     35,735
    Ahluwalia Contracts India, Ltd..............................   2,080      9,781
    AIA Engineering, Ltd........................................  12,413    323,247
    Ajanta Pharma, Ltd..........................................  12,898    183,929
    Akzo Nobel India, Ltd.......................................   4,786    117,772
    Alembic Pharmaceuticals, Ltd................................  27,495    219,479
    Alembic, Ltd................................................  54,445     32,665
*   Allahabad Bank.............................................. 268,239    180,001
    Allcargo Logistics, Ltd.....................................  33,994     52,514
    Amara Raja Batteries, Ltd...................................  22,700    216,087
    Ambuja Cements, Ltd......................................... 116,793    369,896
*   Amtek Auto, Ltd.............................................  52,973      2,148
    Anant Raj, Ltd..............................................  53,435     23,389
*   Andhra Bank................................................. 205,859     73,185
    Andhra Sugars, Ltd. (The)...................................   2,017      9,990

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
*   Anveshan Heavy Engineering, Ltd.............................   3,112 $   20,686
    Apar Industries, Ltd........................................   7,842     75,650
    APL Apollo Tubes, Ltd.......................................   3,950     90,581
    Apollo Tyres, Ltd........................................... 157,155    464,070
*   Arvind Fashions, Ltd........................................  16,804    241,600
    Arvind, Ltd.................................................  84,021    100,204
    Asahi India Glass, Ltd......................................  26,973     91,876
    Ashiana Housing, Ltd........................................  15,215     25,603
    Ashok Leyland, Ltd.......................................... 603,939    756,494
    Ashoka Buildcon, Ltd........................................  39,544     70,386
    Asian Paints, Ltd...........................................  67,549  1,421,814
    Astral Polytechnik, Ltd.....................................  10,824    193,043
    Atul, Ltd...................................................   4,562    223,206
    Automotive Axles, Ltd.......................................   3,807     61,855
    Avanti Feeds, Ltd...........................................  18,377     96,294
*   Avenue Supermarts, Ltd......................................     539      9,997
*   Axis Bank, Ltd.............................................. 240,191  2,641,440
    Bajaj Auto, Ltd.............................................  30,089  1,293,133
*   Bajaj Corp., Ltd............................................  33,236    156,992
    Bajaj Finance, Ltd..........................................  43,930  1,958,506
    Bajaj Finserv, Ltd..........................................   6,448    696,992
*   Bajaj Hindusthan Sugar, Ltd................................. 210,829     25,159
    Bajaj Holdings & Investment, Ltd............................  13,923    618,534
    Balaji Amines, Ltd..........................................   6,470     40,736
    Balaji Telefilms, Ltd.......................................  15,956     17,305
    Balkrishna Industries, Ltd..................................  45,952    605,171
    Balmer Lawrie & Co., Ltd....................................  20,437     49,811
    Balrampur Chini Mills, Ltd..................................  81,604    177,305
    Banco Products India, Ltd...................................  11,777     25,098
*   Bank of Baroda.............................................. 215,324    360,936
*   Bank of Maharashtra.........................................  36,741      9,542
    Bannari Amman Sugars, Ltd...................................     894     18,160
    BASF India, Ltd.............................................   2,478     49,345
    Bata India, Ltd.............................................   9,609    201,055
    BEML, Ltd...................................................   5,626     70,529
    Berger Paints India, Ltd.................................... 106,165    491,511
*   BF Utilities, Ltd...........................................   3,693      9,770
    Bhansali Engineering Polymers, Ltd..........................  29,445     30,580
*   Bharat Financial Inclusion, Ltd.............................  13,479    194,615
    Bharat Forge, Ltd........................................... 102,023    690,807
    Bharat Petroleum Corp., Ltd................................. 171,963    942,363
    Bharat Rasayan, Ltd.........................................     365     21,398
    Bharti Airtel, Ltd.......................................... 705,200  3,241,985
    Bharti Infratel, Ltd........................................  95,502    360,590
    Biocon, Ltd.................................................  35,617    304,617
    Birla Corp., Ltd............................................  10,855     78,260
    Blue Star, Ltd..............................................  14,558    141,532
    Bodal Chemicals, Ltd........................................  28,773     50,340
    Bombay Dyeing & Manufacturing Co., Ltd......................  33,291     53,373
    Borosil Glass Works, Ltd....................................   9,673     28,027
    Bosch, Ltd..................................................   1,194    309,038
    Brigade Enterprises, Ltd....................................  21,714     70,419
    Britannia Industries, Ltd...................................  14,010    583,783
    BSE, Ltd....................................................   7,368     65,742
    Can Fin Homes, Ltd..........................................  22,994    105,061
*   Canara Bank.................................................  41,465    154,816
    Capacit'e Infraprojects, Ltd................................   5,809     18,981
    Carborundum Universal, Ltd..................................  26,926    138,794
    Care Ratings, Ltd...........................................  16,852    238,404

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Castrol India, Ltd.......................................... 106,814 $235,204
    CCL Products India, Ltd.....................................  38,497  142,811
    Ceat, Ltd...................................................  12,726  192,337
    Central Depository Services India, Ltd......................   4,550   15,315
    Century Plyboards India, Ltd................................  37,659   93,990
    Century Textiles & Industries, Ltd..........................  18,089  238,614
    Cera Sanitaryware, Ltd......................................   2,844  114,790
    CESC, Ltd...................................................  24,069  242,368
*   CG Power and Industrial Solutions, Ltd...................... 203,600  110,246
    Chambal Fertilizers & Chemicals, Ltd........................  72,529  162,018
    Chennai Petroleum Corp., Ltd................................  22,713   82,567
    Chennai Super Kings Cricket, Ltd............................ 130,176      790
    Cholamandalam Investment and Finance Co., Ltd...............  20,470  408,430
    City Union Bank, Ltd........................................ 133,999  392,995
*   Claro India, Ltd............................................   4,027    5,812
    Coal India, Ltd............................................. 118,447  430,035
*   Coffee Day Enterprises, Ltd.................................  25,890   96,935
    Colgate-Palmolive India, Ltd................................  31,915  555,298
    Container Corp. Of India, Ltd...............................  65,461  465,697
    Coromandel International, Ltd...............................  45,855  285,489
*   Corp. Bank.................................................. 134,506   53,241
*   Cox & Kings Financial Service, Ltd..........................  17,066    9,287
    Cox & Kings, Ltd............................................  46,655   81,179
    CRISIL, Ltd.................................................   9,323  192,759
    Crompton Greaves Consumer Electricals, Ltd.................. 196,701  671,485
    Cummins India, Ltd..........................................  13,400  139,357
    Cyient, Ltd.................................................  23,996  203,456
    Dabur India, Ltd............................................ 100,058  572,123
    DB Corp., Ltd...............................................  25,664   69,081
    DCB Bank, Ltd...............................................  99,628  303,297
    DCM Shriram, Ltd............................................  26,469  166,505
    Deepak Fertilisers & Petrochemicals Corp., Ltd..............  16,772   32,605
    Deepak Nitrite, Ltd.........................................  14,093   53,520
    Dewan Housing Finance Corp., Ltd............................  95,892  183,186
    DFM Foods, Ltd..............................................   2,005    7,711
    Dhampur Sugar Mills, Ltd....................................  15,975   51,202
    Dhanuka Agritech, Ltd.......................................   9,320   49,979
    Digicontent, Ltd............................................   6,889    2,159
    Dilip Buildcon, Ltd.........................................  18,685  144,326
    Dish TV India, Ltd.......................................... 176,773   91,490
*   Dishman Carbogen Amcis, Ltd.................................  29,525   96,772
    Divi's Laboratories, Ltd....................................  18,148  455,354
    Dixon Technologies India, Ltd...............................     440   14,866
    DLF, Ltd.................................................... 150,151  371,572
    Dr Lal PathLabs, Ltd........................................  12,391  185,255
    Dynamatic Technologies, Ltd.................................   1,869   38,365
    eClerx Services, Ltd........................................  12,162  200,207
    Edelweiss Financial Services, Ltd........................... 176,449  377,760
    Eicher Motors, Ltd..........................................   2,874  840,421
    EID Parry India, Ltd........................................  39,453  109,724
    EIH, Ltd....................................................  53,723  145,828
    Electrosteel Castings, Ltd..................................  34,724    9,762
    Elgi Equipments, Ltd........................................  25,498   97,485
    Emami, Ltd..................................................  49,436  273,344
    Endurance Technologies, Ltd.................................  12,236  208,108
    Engineers India, Ltd........................................  76,414  122,660
    Entertainment Network India, Ltd............................   2,514   17,773
*   Eris Lifesciences, Ltd......................................   2,491   22,433
*   Eros International Media, Ltd...............................  11,209   11,514

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Escorts, Ltd................................................  29,203 $  312,505
    Essel Propack, Ltd..........................................  79,748    155,313
    Excel Industries, Ltd.......................................     733     11,157
    Exide Industries, Ltd.......................................  93,154    286,606
*   FDC, Ltd....................................................  25,379     64,120
    Federal Bank, Ltd........................................... 722,162    964,395
*   Federal-Mogul Goetze India, Ltd.............................   3,768     29,999
    Finolex Cables, Ltd.........................................  29,305    185,484
    Finolex Industries, Ltd.....................................  17,949    119,631
    Firstsource Solutions, Ltd.................................. 142,208    103,795
*   Future Enterprises, Ltd.....................................  99,463     48,646
    Future Lifestyle Fashions, Ltd..............................  13,486     93,507
*   Future Retail, Ltd..........................................  45,532    272,766
    Gabriel India, Ltd..........................................  37,453     78,496
    GAIL India, Ltd............................................. 260,245  1,329,059
    Garware Technical Fibres, Ltd...............................   5,427     85,051
    Gateway Distriparks, Ltd....................................  28,293     53,842
    Gati, Ltd...................................................  16,063     18,755
    GE T&D India, Ltd...........................................   4,230     15,449
    Geojit Financial Services, Ltd..............................  31,446     17,363
    GHCL, Ltd...................................................  20,516     73,913
    GIC Housing Finance, Ltd....................................  12,531     46,541
    Gillette India, Ltd.........................................   2,089    228,554
*   GMR Infrastructure, Ltd..................................... 651,382    155,462
    Godrej Consumer Products, Ltd...............................  98,749    926,373
    Godrej Industries, Ltd......................................  13,364     99,109
*   Godrej Properties, Ltd......................................   6,390     75,236
    Granules India, Ltd.........................................  79,722    128,210
    Graphite India, Ltd.........................................   3,594     19,863
    Grasim Industries, Ltd......................................  85,463  1,106,900
    Great Eastern Shipping Co., Ltd. (The)......................  26,241    108,742
    Greaves Cotton, Ltd.........................................  47,399    101,583
    Greenply Industries, Ltd....................................  19,337     47,031
    Grindwell Norton, Ltd.......................................   9,426     82,981
    GRUH Finance, Ltd...........................................  94,310    431,341
    Gujarat Alkalies & Chemicals, Ltd...........................  11,691     80,887
    Gujarat Ambuja Exports, Ltd.................................  20,394     61,567
    Gujarat Fluorochemicals, Ltd................................  16,368    246,051
    Gujarat Gas, Ltd............................................  80,245    183,533
    Gujarat Industries Power Co., Ltd...........................  19,775     19,732
    Gujarat Mineral Development Corp., Ltd......................  47,029     50,001
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........  25,754    115,626
    Gujarat Pipavav Port, Ltd................................... 105,817    133,406
    Gujarat State Fertilizers & Chemicals, Ltd..................  73,343    103,693
    Gujarat State Petronet, Ltd.................................  85,718    244,065
    Gulf Oil Lubricants India, Ltd..............................   7,008     86,474
*   GVK Power & Infrastructure, Ltd............................. 350,798     36,412
    Hatsun Agro Products, Ltd...................................   9,736     98,011
    Hatsun Agro Products, Ltd...................................     537      4,302
    Havells India, Ltd..........................................  55,386    616,428
    HBL Power Systems, Ltd......................................  56,931     19,589
    HCL Technologies, Ltd....................................... 176,096  2,988,607
    HDFC Bank, Ltd.............................................. 193,056  6,417,638
*   HealthCare Global Enterprises, Ltd..........................  17,375     49,019
    HEG, Ltd....................................................   2,260     52,726
    HeidelbergCement India, Ltd.................................  39,068    102,510
    Heritage Foods, Ltd.........................................   6,774     50,702
    Hero MotoCorp, Ltd..........................................  19,708    710,020
    Hexaware Technologies, Ltd..................................  69,847    350,753

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
INDIA -- (Continued)
    Hikal, Ltd..................................................  20,116 $    51,244
    HIL, Ltd....................................................   1,730      46,033
    Himachal Futuristic Communications, Ltd..................... 320,731     101,944
    Himadri Speciality Chemical, Ltd............................  42,228      67,143
    Himatsingka Seide, Ltd......................................  14,705      45,012
    Hindalco Industries, Ltd.................................... 338,800   1,002,153
    Hinduja Global Solutions, Ltd...............................   3,291      29,246
    Hindustan Unilever, Ltd..................................... 141,308   3,559,779
    Honda SIEL Power Products, Ltd..............................     575       8,740
    Honeywell Automation India, Ltd.............................     764     264,656
*   Hotel Leela Venture, Ltd....................................  47,230       6,996
*   Housing Development & Infrastructure, Ltd................... 152,147      50,543
    Housing Development Finance Corp., Ltd...................... 178,767   5,129,910
    HSIL, Ltd...................................................  17,822      68,882
    HT Media, Ltd...............................................  27,555      15,545
    Huhtamaki PPL, Ltd..........................................  11,366      36,777
    I G Petrochemicals, Ltd.....................................   7,843      33,185
    ICICI Bank, Ltd., Sponsored ADR............................. 133,484   1,528,398
    ICICI Bank, Ltd.............................................   4,545      26,374
    ICICI Lombard General Insurance Co., Ltd....................  13,789     215,562
    ICICI Prudential Life Insurance Co., Ltd....................  51,567     273,065
*   IDFC First Bank, Ltd........................................ 795,936     568,872
    IDFC, Ltd................................................... 483,656     277,560
*   IFB Industries, Ltd.........................................   4,858      63,395
*   IFCI, Ltd................................................... 477,690      72,822
    IIFL Holdings, Ltd..........................................  99,665     617,777
    India Cements, Ltd. (The)...................................  62,288      95,616
    Indiabulls Housing Finance, Ltd............................. 143,708   1,428,551
*   Indiabulls Real Estate, Ltd................................. 135,430     221,741
    Indiabulls Ventures, Ltd....................................  35,876     152,198
    Indiabulls Ventures, Ltd....................................   6,548      16,399
*   Indian Bank.................................................  59,582     216,738
    Indian Hotels Co., Ltd. (The)............................... 126,210     279,463
    Indian Hume Pipe Co., Ltd...................................   8,416      32,189
    Indian Oil Corp., Ltd....................................... 323,914     739,605
*   Indian Overseas Bank........................................ 504,163     102,273
    Indo Count Industries, Ltd..................................  32,201      18,835
    Indoco Remedies, Ltd........................................  12,214      34,953
    Indraprastha Gas, Ltd.......................................  97,935     439,306
    IndusInd Bank, Ltd..........................................  17,880     411,599
    INEOS Styrolution India, Ltd................................   1,619      12,708
    Info Edge India, Ltd........................................   6,840     190,128
    Infosys, Ltd., Sponsored ADR................................ 141,430   1,521,787
    Infosys, Ltd................................................ 976,998  10,488,201
    Ingersoll-Rand India, Ltd...................................   4,807      42,030
*   Inox Leisure, Ltd...........................................  29,769     134,096
*   Inox Wind, Ltd..............................................  30,495      28,109
    Insecticides India, Ltd.....................................   3,523      31,676
*   Intellect Design Arena, Ltd.................................  22,152      71,810
    InterGlobe Aviation, Ltd....................................  30,400     662,346
*   International Paper APPM, Ltd...............................   8,004      50,939
    IRB Infrastructure Developers, Ltd..........................  83,799     146,711
    ITD Cementation India, Ltd..................................  35,112      62,576
    J Kumar Infraprojects, Ltd..................................  16,833      29,207
    Jagran Prakashan, Ltd.......................................  54,556      89,098
    Jai Corp., Ltd..............................................  22,407      37,472
    Jain Irrigation Systems, Ltd................................ 155,375     121,153
*   Jaiprakash Power Ventures, Ltd.............................. 476,905      19,980
*   Jammu & Kashmir Bank, Ltd. (The)............................ 143,649     124,831

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Jamna Auto Industries, Ltd..................................  77,992 $   61,014
*   Jaypee Infratech, Ltd....................................... 255,716      8,462
    JB Chemicals & Pharmaceuticals, Ltd.........................  12,437     61,628
*   Jet Airways India, Ltd......................................  13,549     29,183
    Jindal Poly Films, Ltd......................................   2,316      8,408
    Jindal Saw, Ltd.............................................  82,171     95,907
*   Jindal Stainless Hisar, Ltd.................................  26,953     33,731
*   Jindal Stainless, Ltd.......................................  48,382     25,892
*   Jindal Steel & Power, Ltd................................... 194,376    498,074
    JK Cement, Ltd..............................................  10,543    137,840
    JK Lakshmi Cement, Ltd......................................  13,039     69,555
    JK Paper, Ltd...............................................  41,108     81,475
    JK Tyre & Industries, Ltd...................................  33,006     41,150
    JM Financial, Ltd........................................... 157,571    201,716
    JMC Projects India, Ltd.....................................  21,310     34,767
    Johnson Controls-Hitachi Air Conditioning India, Ltd........   3,653     96,812
*   JSW Energy, Ltd............................................. 213,678    213,790
    JSW Steel, Ltd.............................................. 566,622  2,525,702
    JTEKT India, Ltd............................................  33,878     49,420
    Jubilant Foodworks, Ltd.....................................  27,848    533,149
    Jubilant Life Sciences, Ltd.................................  50,434    478,065
*   Just Dial, Ltd..............................................  13,206    110,061
    Jyothy Laboratories, Ltd....................................  27,180     69,954
    Kajaria Ceramics, Ltd.......................................  46,896    399,189
    Kalpataru Power Transmission, Ltd...........................  29,121    194,999
    Kalyani Steels, Ltd.........................................  11,486     32,385
    Kansai Nerolac Paints, Ltd..................................  47,210    298,644
    Karnataka Bank, Ltd. (The)..................................  98,718    179,586
    Karur Vysya Bank, Ltd. (The)................................ 188,782    211,064
    Kaveri Seed Co., Ltd........................................  10,293     65,724
    KCP, Ltd. (The).............................................  30,121     38,543
    KEC International, Ltd......................................  50,704    208,184
    KEI Industries, Ltd.........................................  25,830    152,364
*   Kesoram Industries, Ltd.....................................  21,666     20,650
*   Kiri Industries, Ltd........................................   7,501     58,540
    Kirloskar Oil Engines, Ltd..................................  25,693     60,568
    KNR Constructions, Ltd......................................  22,800     78,704
    Kolte-Patil Developers, Ltd.................................  11,282     37,406
    Kotak Mahindra Bank, Ltd....................................  85,194  1,697,123
*   KPIT Engineering, Ltd.......................................  80,994    120,233
*   KPIT Technologies, Ltd......................................  80,994    109,740
    KPR Mill, Ltd...............................................  10,932     93,958
    KRBL, Ltd...................................................  34,591    166,150
    L&T Finance Holdings, Ltd................................... 305,522    574,915
    LA Opala RG, Ltd............................................   2,832      8,397
    Lakshmi Machine Works, Ltd..................................     415     34,477
*   Lakshmi Vilas Bank, Ltd. (The)..............................  34,290     37,107
    Larsen & Toubro Infotech, Ltd...............................  14,313    352,009
    Laurus Labs, Ltd............................................   7,515     41,478
    LG Balakrishnan & Bros, Ltd.................................   5,958     31,442
    LIC Housing Finance, Ltd.................................... 151,919  1,084,531
    Linde India, Ltd............................................  11,710     80,968
    LT Foods, Ltd...............................................  64,829     31,982
    Lumax Industries, Ltd.......................................   2,016     49,265
    LUX Industries, Ltd.........................................   2,233     42,054
    Magma Fincorp, Ltd..........................................  72,433    129,670
    Mahanagar Gas, Ltd..........................................  14,324    198,610
    Maharashtra Scooters, Ltd...................................   1,746     91,737
    Maharashtra Seamless, Ltd...................................  12,963     88,543

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Mahindra & Mahindra Financial Services, Ltd.................  12,054 $   69,140
    Mahindra & Mahindra, Ltd.................................... 179,226  1,665,135
*   Mahindra CIE Automotive, Ltd................................  41,536    136,341
*   Majesco, Ltd................................................   8,575     64,385
    Man Infraconstruction, Ltd..................................  34,618     17,486
    Manappuram Finance, Ltd..................................... 303,883    514,153
    Marico, Ltd................................................. 167,431    866,090
    Marksans Pharma, Ltd........................................ 116,022     39,308
    MAS Financial Services, Ltd.................................   1,478     12,754
    Mastek, Ltd.................................................   2,825     19,442
*   Max Financial Services, Ltd.................................  53,010    318,963
    Mayur Uniquoters, Ltd.......................................   7,210     34,480
    McLeod Russel India, Ltd....................................  28,188     24,725
    Meghmani Organics, Ltd......................................  52,538     50,177
    Merck, Ltd..................................................   1,462     78,181
    Minda Corp., Ltd............................................  41,409     75,708
    Minda Industries, Ltd.......................................  35,542    184,035
    Mindtree, Ltd...............................................  60,156    847,808
    MOIL, Ltd...................................................  39,430     86,952
    Monte Carlo Fashions, Ltd...................................   1,444      6,682
    Motherson Sumi Systems, Ltd................................. 334,789    705,984
    Motilal Oswal Financial Services, Ltd.......................  22,940    233,834
    Mphasis, Ltd................................................  38,640    535,865
    MPS, Ltd....................................................   2,372     16,551
    MRF, Ltd....................................................     475    362,970
    Multi Commodity Exchange of India, Ltd......................   3,805     47,202
    Munjal Showa, Ltd...........................................   5,198     11,625
*   Music Broadcast, Ltd........................................  26,285     22,058
*   Muthoot Capital Services, Ltd...............................   3,237     34,922
    Muthoot Finance, Ltd........................................  58,940    506,075
    National Aluminium Co., Ltd................................. 299,608    224,043
    Nava Bharat Ventures, Ltd...................................  54,195     79,499
    Navin Fluorine International, Ltd...........................   5,554     53,614
    Navneet Education, Ltd......................................  37,731     60,511
    NBCC India, Ltd............................................. 111,654     93,168
    NCC, Ltd.................................................... 226,588    323,140
    NESCO, Ltd..................................................  11,674     83,635
    Nestle India, Ltd...........................................   5,986    935,463
*   Neuland Laboratories, Ltd...................................   3,851     39,236
    NHPC, Ltd................................................... 669,900    224,968
    NIIT Technologies, Ltd......................................  21,859    405,830
*   NIIT, Ltd...................................................  23,857     36,100
    Nilkamal, Ltd...............................................   2,517     48,079
    NLC India, Ltd..............................................  88,191     82,380
    NOCIL, Ltd..................................................  29,828     57,493
    NRB Bearings, Ltd...........................................  22,385     60,310
    NTPC, Ltd................................................... 409,769    786,636
    Oberoi Realty, Ltd..........................................  28,894    210,685
    Odisha Cement, Ltd..........................................  38,292    630,004
    Omaxe, Ltd..................................................  22,851     68,271
    Oracle Financial Services Software, Ltd.....................   7,861    397,890
    Orient Cement, Ltd..........................................  28,090     42,527
    Orient Electric, Ltd........................................   8,650     18,719
    Orient Paper & Industries, Ltd..............................   8,650      4,101
    Orient Refractories, Ltd....................................  20,027     68,944
*   Oriental Bank of Commerce................................... 121,359    167,794
    Oriental Carbon & Chemicals, Ltd............................   1,568     25,880
    Page Industries, Ltd........................................   2,239    746,627
    Panama Petrochem, Ltd.......................................   3,578      6,326

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Parag Milk Foods, Ltd.......................................  15,727 $   54,375
    PC Jeweller, Ltd............................................  73,554    125,558
    Persistent Systems, Ltd.....................................  24,430    223,064
    Petronet LNG, Ltd........................................... 324,395  1,120,545
    Phillips Carbon Black, Ltd..................................  29,375     66,466
    Phoenix Mills, Ltd.(The)....................................  22,383    193,099
    PI Industries, Ltd..........................................  34,648    523,174
    Pidilite Industries, Ltd....................................  43,979    779,010
    PNB Housing Finance, Ltd....................................   8,886     90,524
    PNC Infratech, Ltd..........................................  25,944     56,151
    Poly Medicure, Ltd..........................................   6,882     19,340
    Polyplex Corp., Ltd.........................................   6,276     46,250
    Power Finance Corp., Ltd.................................... 303,129    502,480
    Power Grid Corp. of India, Ltd.............................. 315,960    847,596
    Praj Industries, Ltd........................................  30,429     59,742
*   Prakash Industries, Ltd.....................................  32,212     32,205
    Prestige Estates Projects, Ltd..............................  66,478    251,933
*   Prime Focus, Ltd............................................  35,207     31,190
    Procter & Gamble Hygiene & Health Care, Ltd.................   3,205    470,924
    PSP Projects, Ltd...........................................   3,766     25,449
    PTC India Financial Services, Ltd........................... 117,889     27,550
    PTC India, Ltd.............................................. 115,845    114,939
*   Punjab & Sind Bank..........................................  30,516     12,103
*   Punjab National Bank........................................ 259,306    317,100
    Puravankara, Ltd............................................  19,821     20,806
    PVR, Ltd....................................................  14,617    372,170
*   Quess Corp., Ltd............................................   1,237     12,433
    Rain Industries Ltd.........................................  50,053     82,498
    Rajesh Exports, Ltd.........................................  37,411    360,388
    Ramco Cements, Ltd. (The)...................................  34,166    379,985
    Ramco Industries, Ltd.......................................  13,922     41,766
    Ramkrishna Forgings, Ltd....................................   7,724     56,631
    Rane Holdings, Ltd..........................................   1,683     29,299
    Rashtriya Chemicals & Fertilizers, Ltd......................  77,501     63,565
    Ratnamani Metals & Tubes, Ltd...............................   5,709     72,328
*   RattanIndia Power, Ltd...................................... 375,276     14,030
    RBL Bank, Ltd...............................................  55,585    540,214
    REC, Ltd.................................................... 368,269    780,230
    Redington India, Ltd........................................ 143,736    213,154
    Relaxo Footwears, Ltd.......................................   5,754     72,352
    Reliance Capital, Ltd.......................................  52,467     98,797
    Reliance Home Finance, Ltd.................................. 116,001     43,220
    Reliance Infrastructure, Ltd................................  57,599     88,706
*   Reliance Power, Ltd......................................... 229,033     19,739
    Repco Home Finance, Ltd.....................................  23,561    141,755
    Rico Auto Industries, Ltd...................................  23,570     21,720
    RP SG Retail, Ltd...........................................  14,441     30,020
*   RP-SG Business Process Services, Ltd........................   4,814     35,432
*   Ruchi Soya Industries, Ltd..................................  24,974      2,692
    Sadbhav Engineering, Ltd....................................  39,909    137,590
    Sadbhav Infrastructure Project, Ltd.........................  32,915     40,426
    Sagar Cements, Ltd..........................................     739      6,663
*   Sanghi Industries, Ltd......................................  45,846     40,333
    Sarda Energy & Minerals, Ltd................................   2,144      8,546
    Savita Oil Technologies, Ltd................................     516      8,829
    Security & Intelligence Services India, Ltd.................   1,008     11,743
*   Sequent Scientific, Ltd.....................................  13,673     13,627
    Seshasayee Paper & Boards, Ltd..............................     769      9,956
    SH Kelkar & Co., Ltd........................................   5,746     12,395

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Shankara Building Products, Ltd.............................   3,661 $   27,330
    Sharda Cropchem, Ltd........................................   8,445     44,261
    Sharda Motor Industries, Ltd................................     327      6,949
*   Shilpa Medicare, Ltd........................................   9,013     50,336
    Shoppers Stop, Ltd..........................................   5,605     37,077
    Shree Cement, Ltd...........................................   2,077    590,611
    Shriram City Union Finance, Ltd.............................   5,898    139,319
*   Shriram EPC, Ltd............................................  22,118      2,529
    Shriram Transport Finance Co., Ltd..........................  62,766  1,001,727
*   Sical Logistics, Ltd........................................   6,311     10,765
    Simplex Infrastructures, Ltd................................   8,725     20,083
*   Sintex Plastics Technology, Ltd............................. 184,858     47,592
    Siyaram Silk Mills, Ltd.....................................   2,906     14,891
    SJVN, Ltd...................................................  84,836     29,344
    SML ISUZU, Ltd..............................................   3,384     38,452
    Sobha, Ltd..................................................  31,407    215,988
    Solar Industries India, Ltd.................................   9,823    152,136
    Somany Ceramics, Ltd........................................   7,348     44,890
    Sonata Software, Ltd........................................  31,777    150,572
    South Indian Bank, Ltd. (The)............................... 645,437    143,938
    Srei Infrastructure Finance, Ltd............................  86,569     32,317
    SRF, Ltd....................................................   8,127    299,746
    Srikalahasthi Pipes, Ltd....................................   7,842     24,542
    Star Cement, Ltd............................................  34,381     52,245
*   State Bank of India......................................... 181,889    814,302
*   Steel Authority of India, Ltd............................... 178,598    143,347
    Sterlite Technologies, Ltd..................................  61,607    168,374
    Strides Pharma Science, Ltd.................................  30,798    212,498
    Subros, Ltd.................................................  14,654     59,107
    Sudarshan Chemical Industries...............................  10,535     50,771
    Sun TV Network, Ltd.........................................  42,031    347,229
    Sundaram Finance Holdings, Ltd..............................   4,466      5,141
    Sundaram Finance, Ltd.......................................  10,822    224,418
    Sundaram-Clayton, Ltd.......................................   1,860     74,523
    Sundram Fasteners, Ltd......................................  35,624    281,266
    Sunteck Realty, Ltd.........................................  30,413    202,893
    Suprajit Engineering, Ltd...................................  22,155     74,697
    Supreme Industries, Ltd.....................................  20,001    328,536
    Supreme Petrochem, Ltd......................................  17,842     53,112
    Surya Roshni, Ltd...........................................  12,778     43,925
    Sutlej Textiles and Industries, Ltd.........................  15,646      8,425
    Suven Life Sciences, Ltd....................................  28,997    110,139
*   Suzlon Energy, Ltd.......................................... 890,447     88,998
    Swaraj Engines, Ltd.........................................   2,273     45,745
    Symphony, Ltd...............................................   7,174    140,301
*   Syndicate Bank.............................................. 318,537    171,643
    Syngene International, Ltd..................................  22,484    199,084
    TAKE Solutions, Ltd.........................................  24,685     52,090
    Tamil Nadu Newsprint & Papers, Ltd..........................  13,867     38,467
    Tasty Bite Eatables, Ltd....................................     176     22,164
    Tata Chemicals, Ltd.........................................  26,278    217,533
    Tata Communications, Ltd....................................  33,278    270,877
    Tata Consultancy Services, Ltd.............................. 220,909  7,167,511
    Tata Elxsi, Ltd.............................................   9,084    121,633
    Tata Global Beverages, Ltd.................................. 161,648    486,142
    Tata Metaliks, Ltd..........................................   5,166     45,896
    Tata Power Co., Ltd. (The).................................. 350,425    341,021
    Tata Sponge Iron, Ltd.......................................   2,770     29,296
    Tata Steel, Ltd............................................. 226,368  1,821,441

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDIA -- (Continued)
    TCI Express, Ltd............................................     8,425 $   81,796
    Tech Mahindra, Ltd..........................................   191,363  2,301,197
*   Techno Electric & Engineering Co., Ltd......................    14,738     50,407
*   Tejas Networks, Ltd.........................................     8,203     22,379
    Texmaco Rail & Engineering, Ltd.............................    32,187     31,345
    Thermax, Ltd................................................     5,073     71,449
    Thirumalai Chemicals, Ltd...................................    28,380     35,139
    Thomas Cook India, Ltd......................................    47,330    169,474
    Thyrocare Technologies, Ltd.................................     8,171     57,681
*   TI Financial Holdings, Ltd..................................    30,297    225,767
    Tide Water Oil Co.India, Ltd................................       569     41,037
    Time Technoplast, Ltd.......................................    62,676     81,975
    Timken India, Ltd...........................................     5,771     46,053
    Tinplate Co. of India, Ltd. (The)...........................    13,601     27,965
    Titagarh Wagons, Ltd........................................    24,770     22,091
    Titan Co., Ltd..............................................    85,114  1,421,189
    Torrent Pharmaceuticals, Ltd................................    25,371    656,756
    Torrent Power, Ltd..........................................    63,788    232,175
    Tourism Finance Corp. of India, Ltd.........................     4,049      6,593
    Transport Corp. of India, Ltd...............................    16,849     70,286
    Trent, Ltd..................................................    23,170    118,300
    Trident, Ltd................................................    38,950     36,708
    Triveni Engineering & Industries, Ltd.......................    46,924     44,310
    Triveni Turbine, Ltd........................................    39,003     58,883
    TTK Prestige, Ltd...........................................       971    114,584
    Tube Investments of India, Ltd..............................    37,042    202,422
    TV Today Network, Ltd.......................................    13,322     58,992
*   TV18 Broadcast, Ltd.........................................   270,590    122,238
    TVS Motor Co., Ltd..........................................    24,380    171,329
    TVS Srichakra, Ltd..........................................     1,771     55,108
*   UCO Bank....................................................   218,544     56,292
    Uflex, Ltd..................................................    15,527     50,926
    UFO Moviez India, Ltd.......................................     2,912      9,216
    UltraTech Cement, Ltd.......................................    14,222    944,226
*   Union Bank of India.........................................   162,966    195,014
*   Unitech, Ltd................................................   461,266      8,622
    UPL, Ltd....................................................   194,685  2,711,925
*   V2 Retail, Ltd..............................................     3,003     11,023
    VA Tech Wabag, Ltd..........................................    16,956     69,925
    Vadafone Idea, Ltd.......................................... 1,471,149    326,787
    Vaibhav Global, Ltd.........................................     5,973     59,164
    Vakrangee, Ltd..............................................   160,488    144,976
    Vardhman Textiles, Ltd......................................    10,903    176,026
    Vedanta, Ltd................................................   842,431  2,028,600
    Venky's India, Ltd..........................................     2,911     83,589
    Vesuvius India, Ltd.........................................     1,000     15,982
    V-Guard Industries, Ltd.....................................    62,850    196,150
    Vinati Organics, Ltd........................................     7,191    186,147
    Vindhya Telelinks, Ltd......................................     1,762     32,948
    VIP Industries, Ltd.........................................    23,109    155,567
    Visaka Industries, Ltd......................................     1,557      8,887
    V-Mart Retail, Ltd..........................................     3,123    125,507
*   Vodafone Idea, Ltd..........................................   642,571    141,801
    Voltas, Ltd.................................................    12,247    106,224
    VRL Logistics, Ltd..........................................    15,003     58,459
    VST Tillers Tractors, Ltd...................................     1,799     32,623
    WABCO India, Ltd............................................     2,053    184,666
    Welspun Corp., Ltd..........................................    45,947     88,074
    Welspun Enterprises, Ltd....................................    26,652     43,063

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
INDIA -- (Continued)
    Welspun India, Ltd..........................................    187,140 $    142,956
    West Coast Paper Mills, Ltd.................................     14,590       51,299
    Wheels India, Ltd...........................................      1,390       17,215
    Whirlpool of India, Ltd.....................................      8,665      173,342
    Wipro, Ltd..................................................    323,377    1,389,676
    Wonderla Holidays, Ltd......................................      3,715       16,799
    Yes Bank, Ltd...............................................    602,119    1,444,151
    Zee Entertainment Enterprises, Ltd..........................    155,249      970,384
    Zee Learn, Ltd..............................................     34,956       13,104
    Zensar Technologies, Ltd....................................     39,770      133,061
                                                                            ------------
TOTAL INDIA.....................................................             163,120,581
                                                                            ------------
INDONESIA -- (2.9%)
    Ace Hardware Indonesia Tbk PT...............................  3,702,200      428,932
    Adaro Energy Tbk PT.........................................  9,572,400      878,152
    Adhi Karya Persero Tbk PT...................................  1,285,925      157,285
*   Agung Podomoro Land Tbk PT..................................  2,914,000       35,376
    AKR Corporindo Tbk PT.......................................    479,400      149,872
*   Alam Sutera Realty Tbk PT...................................  7,548,900      177,928
*   Alfa Energi Investama Tbk PT................................    129,700       60,754
    Aneka Tambang Tbk PT........................................  4,130,089      251,420
    Arwana Citramulia Tbk PT....................................  1,603,400       57,394
    Astra Agro Lestari Tbk PT...................................    335,067      255,768
    Astra Graphia Tbk PT........................................    236,000       21,045
    Astra International Tbk PT..................................  4,295,900    2,299,674
    Astra Otoparts Tbk PT.......................................    444,800       49,014
*   Astrindo Nusantara Infrastructure Tbk PT....................  5,686,600       19,934
*   Asuransi Kresna Mitra Tbk PT................................    678,200       32,836
*   Bank Bukopin Tbk............................................  4,982,000      109,144
    Bank Central Asia Tbk PT....................................  1,565,000    3,161,416
    Bank Danamon Indonesia Tbk PT...............................  1,037,342      644,565
*   Bank Ina Perdana PT.........................................    268,700       14,895
    Bank Mandiri Persero Tbk PT.................................  3,024,244    1,647,620
    Bank Negara Indonesia Persero Tbk PT........................  2,483,500    1,676,009
*   Bank Pan Indonesia Tbk PT...................................  2,269,600      206,264
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........  1,789,100      255,125
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................  1,904,100       90,903
*   Bank Permata Tbk PT.........................................  1,264,758       83,487
    Bank Rakyat Indonesia Persero Tbk PT........................ 14,930,100    4,590,336
    Bank Tabungan Negara Persero Tbk PT.........................  2,953,973      526,019
    Barito Pacific Tbk PT.......................................  2,756,100      779,960
    Bayan Resources Tbk PT......................................     13,000       15,882
    Bekasi Fajar Industrial Estate Tbk PT.......................  3,096,300       64,361
*   Berlian Laju Tanker Tbk PT..................................  2,525,666        8,862
*   Bintang Oto Global Tbk PT...................................    442,800       24,083
    BISI International Tbk PT...................................    932,700       98,146
    Blue Bird Tbk PT............................................    291,800       67,371
    Bukit Asam Tbk PT...........................................  1,919,505      534,012
*   Bumi Serpong Damai Tbk PT...................................  2,728,200      275,012
*   Bumi Teknokultura Unggul Tbk PT.............................  2,771,100       22,365
    Charoen Pokphand Indonesia Tbk PT...........................  2,531,615      937,091
*   Citra Marga Nusaphala Persada Tbk PT........................    896,868       81,377
*   Delta Dunia Makmur Tbk PT...................................  3,936,700      149,315
*   Eagle High Plantations Tbk PT...............................  7,369,200       82,699
    Elnusa Tbk PT...............................................  2,138,700       57,867
    Erajaya Swasembada Tbk PT...................................    981,400       99,963
    Fajar Surya Wisesa Tbk PT...................................    102,500       57,586
*   Gajah Tunggal Tbk PT........................................  1,335,300       69,400
*   Garuda Indonesia Persero Tbk PT.............................  2,211,146       72,324

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
INDONESIA -- (Continued)
    Global Mediacom Tbk PT......................................  5,909,100 $  166,784
*   Hanson International Tbk PT................................. 49,726,000    345,465
    Harum Energy Tbk PT.........................................    645,200     60,734
    Indah Kiat Pulp & Paper Corp. Tbk PT........................  1,193,900    620,648
    Indika Energy Tbk PT........................................    944,200    113,143
    Indo Tambangraya Megah Tbk PT...............................    248,100    335,045
    Indocement Tunggal Prakarsa Tbk PT..........................    334,100    516,639
    Indofood CBP Sukses Makmur Tbk PT...........................    703,900    480,955
    Indofood Sukses Makmur Tbk PT...............................  2,064,700  1,008,117
    Indosat Tbk PT..............................................    493,300     90,399
    Industri dan Perdagangan Bintraco Dharma Tbk PT.............    242,700     44,309
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT................  2,102,300    150,408
*   Inti Agri Resources Tbk PT..................................  3,873,200     25,010
*   Intikeramik Alamasri Industri Tbk PT........................  2,263,200     26,201
*   Intiland Development Tbk PT.................................  3,908,900     90,988
    Japfa Comfeed Indonesia Tbk PT..............................  3,168,300    347,197
    Jasa Marga Persero Tbk PT...................................    785,526    336,605
    Jaya Real Property Tbk PT...................................    915,200     38,222
    Kalbe Farma Tbk PT..........................................  5,434,200    589,581
*   Kapuas Prima Coal Tbk PT....................................  1,774,000     72,201
*   Kawasan Industri Jababeka Tbk PT............................  8,369,468    146,908
    KMI Wire & Cable Tbk PT.....................................  1,523,700     47,244
*   Krakatau Steel Persero Tbk PT...............................  2,346,831     72,192
*   Kresna Graha Investama Tbk PT...............................  2,084,300     84,866
    Link Net Tbk PT.............................................    609,400    185,846
*   Lippo Cikarang Tbk PT.......................................    404,600     52,585
    Malindo Feedmill Tbk PT.....................................    779,500     65,929
    Matahari Department Store Tbk PT............................  1,895,100    542,597
    Mayora Indah Tbk PT.........................................  2,040,025    372,402
*   Medco Energi Internasional Tbk PT...........................  6,126,400    378,021
    Media Nusantara Citra Tbk PT................................  3,301,700    217,970
    Metrodata Electronics Tbk PT................................    280,703     21,294
    Mitra Adiperkasa Tbk PT.....................................  4,877,000    340,777
*   Mitra Keluarga Karyasehat Tbk PT............................  1,042,400    157,949
*   MNC Investama Tbk PT........................................ 12,227,100     70,423
*   MNC Sky Vision Tbk PT.......................................    269,000     18,594
    Modernland Realty Tbk PT....................................  6,013,600    128,087
*   Multistrada Arah Sarana Tbk PT..............................     33,500      1,962
    Nippon Indosari Corpindo Tbk PT.............................  1,068,744     97,519
    Pabrik Kertas Tjiwi Kimia Tbk PT............................    327,500    231,796
*   Pacific Strategic Financial Tbk PT..........................    821,300     34,009
    Pakuwon Jati Tbk PT.........................................  8,661,500    434,484
    Pan Brothers Tbk PT.........................................  1,955,500     69,234
*   Panin Financial Tbk PT...................................... 13,395,500    380,172
*   Paninvest Tbk PT............................................    840,400     79,331
*   Pelayaran Tamarin Samudra Tbk PT............................    179,700     57,584
    Perusahaan Gas Negara Persero Tbk...........................  3,122,300    508,897
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......  2,582,400    197,602
*   Pool Advista Indonesia Tbk PT...............................    350,400     53,113
    PP Persero Tbk PT...........................................  1,621,042    273,595
    PP Properti Tbk PT..........................................  5,985,600     61,314
    Puradelta Lestari Tbk PT....................................  4,921,400     88,376
    Ramayana Lestari Sentosa Tbk PT.............................  1,095,400    137,264
*   Rimo International Lestari Tbk PT........................... 16,281,100    153,033
    Salim Ivomas Pratama Tbk PT.................................  3,103,000     90,210
    Sampoerna Agro PT...........................................    572,600     98,520
    Sarana Menara Nusantara Tbk PT..............................  6,228,400    338,943
    Sawit Sumbermas Sarana Tbk PT...............................  2,461,100    187,386
    Selamat Sempurna Tbk PT.....................................  1,169,600    123,135

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
INDONESIA -- (Continued)
    Semen Baturaja Persero Tbk PT...............................    807,400 $    55,547
    Semen Indonesia Persero Tbk PT..............................    678,000     643,617
*   Sentul City Tbk PT.......................................... 10,601,200      85,718
    Sinar Mas Agro Resources & Technology Tbk PT................     36,000       9,307
    Sinar Mas Multiartha Tbk PT.................................     16,500      11,232
*   Sitara Propertindo Tbk PT...................................  1,053,500      55,816
*   Smartfren Telecom Tbk PT....................................  6,352,200     139,138
    Sri Rejeki Isman Tbk PT.....................................  8,246,800     194,463
*   Sugih Energy Tbk PT.........................................  5,670,200      19,895
    Sumber Alfaria Trijaya Tbk PT...............................  1,508,900     108,477
    Summarecon Agung Tbk PT.....................................  4,527,900     355,536
    Surya Citra Media Tbk PT....................................  2,575,800     336,295
*   Surya Esa Perkasa Tbk PT....................................  1,568,000      39,819
    Surya Semesta Internusa Tbk PT..............................  2,192,100     103,911
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR......     89,204   2,386,207
    Tempo Scan Pacific Tbk PT...................................    107,300      13,103
*   Tiga Pilar Sejahtera Food Tbk...............................  1,372,000       6,066
    Timah Tbk PT................................................  1,220,631     117,518
    Tiphone Mobile Indonesia Tbk PT.............................  1,094,000      51,800
    Total Bangun Persada Tbk PT.................................    672,000      28,770
*   Totalindo Eka Persada Tbk PT................................    559,300      27,085
    Tower Bersama Infrastructure Tbk PT.........................    994,600     276,014
*   Trada Alam Minera Tbk PT.................................... 12,608,800     103,627
    Tunas Baru Lampung Tbk PT...................................  1,989,500     117,987
    Tunas Ridean Tbk PT.........................................    238,000      19,331
    Ultrajaya Milk Industry & Trading Co. Tbk PT................  1,078,000      96,882
    Unilever Indonesia Tbk PT...................................    322,000   1,028,390
    United Tractors Tbk PT......................................    828,495   1,582,119
*   Vale Indonesia Tbk PT.......................................    789,000     169,120
*   Visi Media Asia Tbk PT......................................  5,092,600      48,266
    Waskita Beton Precast Tbk PT................................  6,832,900     211,319
    Waskita Karya Persero Tbk PT................................  3,149,243     469,580
    Wijaya Karya Beton Tbk PT...................................  2,303,100      98,643
    Wijaya Karya Persero Tbk PT.................................  1,856,449     315,848
*   XL Axiata Tbk PT............................................  2,144,700     439,756
                                                                            -----------
TOTAL INDONESIA.................................................             43,204,859
                                                                            -----------
MALAYSIA -- (2.5%)
    Duopharma Biotech Bhd.......................................    122,933      41,984
    Aeon Co. M Bhd..............................................    289,100     100,761
#   AEON Credit Service M Bhd...................................     53,790     212,123
    AFFIN Bank Bhd..............................................    275,199     149,171
    AirAsia Group Bhd...........................................    984,900     650,630
*   AirAsia X Bhd...............................................  1,567,100      89,166
    Alliance Bank Malaysia Bhd..................................    501,300     492,582
    Allianz Malaysia Bhd........................................      9,700      31,914
    AMMB Holdings Bhd...........................................    575,075     621,710
    Amway Malaysia Holdings Bhd.................................     13,300      19,147
    Ann Joo Resources Bhd.......................................    154,200      65,679
    APM Automotive Holdings Bhd.................................     22,800      16,678
    Astro Malaysia Holdings Bhd.................................    488,100     171,275
*   ATA IMS Bhd.................................................     54,500      23,724
    Axiata Group Bhd............................................    965,318     927,441
    Batu Kawan Bhd..............................................     39,400     160,116
*   Benalec Holdings Bhd........................................    227,000      11,269
    Berjaya Food Bhd............................................     45,400      19,547
*   Bermaz Auto Bhd.............................................    328,300     190,570
    BIMB Holdings Bhd...........................................    264,231     296,559
    Boustead Holdings Bhd.......................................    238,660      73,904

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
MALAYSIA -- (Continued)
#   Boustead Plantations Bhd....................................   324,260 $   62,726
*   Bumi Armada Bhd............................................. 1,709,700     97,207
#   Bursa Malaysia Bhd..........................................   363,700    593,793
    CAB Cakaran Corp. Bhd.......................................   172,400     24,204
    Cahya Mata Sarawak Bhd......................................   139,800    112,951
    Can-One Bhd.................................................    42,900     33,320
    CB Industrial Product Holding Bhd...........................   196,580     55,650
    CIMB Group Holdings Bhd..................................... 1,188,154  1,515,435
*   Coastal Contracts Bhd.......................................   125,600     31,914
    CSC Steel Holdings Bhd......................................    55,500     15,046
    Cypark Resources Bhd........................................   138,200     55,848
    D&O Green Technologies Bhd..................................   343,200     56,084
*   Dagang NeXchange Bhd........................................   698,200     47,381
    Datasonic Group Bhd.........................................   375,000     44,587
#*  Dayang Enterprise Holdings Bhd..............................   279,950     95,522
    Dialog Group Bhd............................................   423,614    329,749
    DiGi.Com Bhd................................................   674,900    750,877
    DRB-Hicom Bhd...............................................   485,300    256,153
    Dutch Lady Milk Industries Bhd..............................     6,400     99,212
#*  Eastern & Oriental Bhd......................................   389,780     82,414
*   Eco World Development Group Bhd.............................   688,800    154,220
*   Eco World International Bhd.................................   344,400     59,210
    Econpile Holdings Bhd.......................................   910,350    142,265
#   Ekovest BHD.................................................   547,650    116,760
    Engtex Group Bhd............................................   164,000     33,129
    Evergreen Fibreboard Bhd....................................   218,700     19,855
*   FGV Holdings Bhd............................................   684,700    206,722
    Fraser & Neave Holdings Bhd.................................    13,600    114,829
    Frontken Corp. Bhd..........................................   391,400    130,895
    Gabungan AQRS Bhd...........................................   185,778     67,460
    Gadang Holdings Bhd.........................................   254,400     50,817
    Gamuda Bhd..................................................   697,500    590,424
#   Gas Malaysia Bhd............................................    57,400     39,843
#   Genting Plantations Bhd.....................................    69,900    177,391
    George Kent Malaysia Bhd....................................   290,500     88,670
    Globetronics Technology Bhd.................................   336,066    154,502
    Glomac Bhd..................................................   194,040     17,862
    Guan Chong Bhd..............................................    24,500     24,591
    GuocoLand Malaysia Bhd......................................    34,800      6,232
    Hai-O Enterprise Bhd........................................    91,300     56,756
    HAP Seng Consolidated Bhd...................................   275,520    658,740
    Hap Seng Plantations Holdings Bhd...........................    90,600     36,297
    Hartalega Holdings Bhd......................................   364,600    443,762
#   Hengyuan Refining Co. Bhd...................................    63,600     91,197
    HeveaBoard Bhd..............................................   272,900     47,900
#   Hiap Teck Venture Bhd.......................................   583,500     38,861
    Hock Seng LEE Bhd...........................................    61,600     21,297
    Hong Leong Bank Bhd.........................................   108,190    523,250
    Hong Leong Financial Group Bhd..............................    67,713    314,760
    Hong Leong Industries Bhd...................................    26,900     68,753
*   HSS Engineers Bhd...........................................    81,200     21,829
*   Hua Yang Bhd................................................   128,710     11,998
    Hup Seng Industries Bhd.....................................   218,300     52,281
    I-Bhd.......................................................    59,800      6,076
    IGB Bhd.....................................................    10,502      6,903
    IJM Corp. Bhd............................................... 1,136,914    643,671
    IJM Plantations Bhd.........................................    85,300     33,841
#   Inari Amertron Bhd.......................................... 1,170,963    490,579
    Insas Bhd...................................................   254,813     49,059

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
MALAYSIA -- (Continued)
    IOI Corp. Bhd...............................................   340,705 $  371,341
#   IOI Properties Group Bhd....................................   759,310    251,719
*   Iris Corp. Bhd..............................................   736,100     32,980
#*  Iskandar Waterfront City Bhd................................   289,100     71,424
*   JAKS Resources Bhd..........................................   315,000     58,327
    Jaya Tiasa Holdings Bhd.....................................   293,305     43,625
    JCY International Bhd.......................................   209,500      9,899
    JHM Consolidation Bhd.......................................   137,400     42,252
    Kenanga Investment Bank Bhd.................................   159,100     22,534
    Kerjaya Prospek Group Bhd...................................   234,960     74,508
    Kesm Industries Bhd.........................................     3,000      5,700
    Kim Loong Resources Bhd.....................................   152,760     44,743
    Kimlun Corp. Bhd............................................    50,834     17,842
*   KNM Group Bhd............................................... 1,273,484     66,418
*   Kretam Holdings Bhd.........................................   399,000     39,200
#*  KSL Holdings Bhd............................................   376,864     77,614
#   Kuala Lumpur Kepong Bhd.....................................    86,550    518,467
#   Kumpulan Perangsang Selangor Bhd............................    59,084     23,770
*   Lafarge Malaysia Bhd........................................   124,800     99,733
    Land & General Bhd.......................................... 1,013,940     39,384
*   Landmarks Bhd...............................................   139,100     16,139
#   LBS Bina Group Bhd..........................................   556,060     82,679
    Lii Hen Industries Bhd......................................    89,600     58,360
    Lingkaran Trans Kota Holdings Bhd...........................   112,800    117,093
*   Lion Industries Corp. Bhd...................................   197,600     28,231
    LPI Capital Bhd.............................................    60,300    225,850
    Magni-Tech Industries Bhd...................................    44,000     49,550
    Mah Sing Group Bhd..........................................   786,452    182,670
    Malakoff Corp. Bhd..........................................   570,000    121,500
    Malayan Banking Bhd.........................................   771,429  1,726,151
#   Malayan Flour Mills Bhd.....................................   285,450     51,744
*   Malayan United Industries Bhd...............................   357,000     15,991
    Malaysia Airports Holdings Bhd..............................   427,067    788,732
#   Malaysia Building Society Bhd...............................   677,709    163,181
*   Malaysia Marine and Heavy Engineering Holdings Bhd..........   141,900     26,971
*   Malaysian Bulk Carriers Bhd.................................   219,725     30,906
#   Malaysian Pacific Industries Bhd............................    67,663    160,373
#   Malaysian Resources Corp. Bhd...............................   925,400    230,742
    Malton Bhd..................................................   177,500     26,017
    Matrix Concepts Holdings Bhd................................   320,550    148,989
    Maxis Bhd...................................................   383,500    497,289
    MBM Resources BHD...........................................   100,630     73,291
#   Media Chinese International, Ltd............................   100,600      5,238
*   Media Prima Bhd.............................................   502,600     55,961
#   Mega First Corp. Bhd........................................    78,700     75,230
    Mitrajaya Holdings Bhd......................................   269,098     25,703
    MKH Bhd.....................................................   200,015     65,953
#   MMC Corp. Bhd...............................................   422,700    107,361
*   MNRB Holdings Bhd...........................................   253,799     62,602
*   MPHB Capital Bhd............................................    74,900     19,044
    Muda Holdings Bhd...........................................   113,800     50,160
*   Mudajaya Group Bhd..........................................   106,100      8,359
    Muhibbah Engineering M Bhd..................................   152,300    105,154
*   Mulpha International Bhd....................................    87,720     51,159
#   My EG Services Bhd.......................................... 1,075,250    390,811
    Nestle Malaysia Bhd.........................................    16,400    579,118
    NTPM Holdings Bhd...........................................   103,400     11,356
    Oriental Holdings BHD.......................................    70,300    115,440
#   OSK Holdings Bhd............................................   493,664    117,664

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
MALAYSIA -- (Continued)
    Padini Holdings Bhd.........................................   228,200 $  211,997
    Panasonic Manufacturing Malaysia Bhd........................    13,100    119,761
    Pantech Group Holdings Bhd..................................   217,196     30,228
    Paramount Corp. Bhd.........................................   131,100     67,135
*   Parkson Holdings Bhd........................................   179,905     11,108
*   PESTECH International Bhd...................................   231,300     62,716
#   Petron Malaysia Refining & Marketing Bhd....................    50,500     83,243
    PIE Industrial Bhd..........................................    93,100     35,181
#   Pos Malaysia Bhd............................................   134,600     59,631
    PPB Group Bhd...............................................    72,260    327,229
    Press Metal Aluminium Holdings Bhd..........................   443,400    509,849
    Public Bank Bhd.............................................   654,870  3,565,072
    QL Resources Bhd............................................   247,704    408,415
    Ranhill Holdings Bhd........................................   133,800     37,863
    RHB Bank Bhd................................................   397,562    573,510
*   Rimbunan Sawit Bhd..........................................   496,600     29,316
    Salcon Bhd..................................................   318,117     21,938
    Sam Engineering & Equipment M Bhd...........................    16,800     33,631
*   Sapura Energy Bhd........................................... 2,080,211    163,056
    Sarawak Oil Palms Bhd.......................................    45,314     28,692
    Scicom MSC Bhd..............................................    31,200      8,158
    Scientex Bhd................................................   138,700    286,775
    Selangor Dredging Bhd.......................................   150,900     25,370
    Selangor Properties Bhd.....................................     2,100      3,180
    Serba Dinamik Holdings Bhd..................................   284,300    287,697
    Shangri-La Hotels Malaysia Bhd..............................    77,100    101,638
    SHL Consolidated Bhd........................................    98,500     58,634
    Sime Darby Plantation Bhd...................................   600,100    748,048
    Sime Darby Property Bhd.....................................   274,400     73,684
    SKP Resources Bhd...........................................   530,700    177,094
    SP Setia Bhd Group..........................................   471,068    258,552
    Star Media Group Bhd........................................   114,600     19,568
    Sunway Construction Group Bhd...............................   187,510     90,745
#   Supermax Corp. Bhd..........................................   491,700    179,789
    Suria Capital Holdings Bhd..................................    21,720      7,467
#   Syarikat Takaful Malaysia Keluarga Bhd......................   171,600    251,856
#   Ta Ann Holdings Bhd.........................................   100,326     57,056
    TA Enterprise Bhd...........................................   620,300     97,539
    TA Global Bhd...............................................   529,180     34,546
#   Taliworks Corp. Bhd.........................................   179,300     43,758
    Tan Chong Motor Holdings Bhd................................   103,100     40,630
    Telekom Malaysia Bhd........................................   406,160    286,140
    Tenaga Nasional Bhd.........................................   639,100  1,902,046
    Thong Guan Industries Bhd...................................    11,900      7,748
    TIME dotCom Bhd.............................................    47,500    102,819
*   Tiong NAM Logistics Holdings................................    91,850     13,226
    Tropicana Corp. Bhd.........................................   224,652     47,268
    TSH Resources Bhd...........................................   272,900     68,094
    Tune Protect Group Bhd......................................   265,100     44,644
    Uchi Technologies Bhd.......................................   152,170    105,059
    UEM Edgenta Bhd.............................................   164,900    115,317
    UEM Sunrise Bhd............................................. 1,075,564    242,124
    UMW Holdings Bhd............................................   156,700    206,748
    United Malacca Bhd..........................................    20,100     26,059
    United Plantations Bhd......................................    14,100     91,139
    UOA Development Bhd.........................................   371,400    202,935
*   Velesto Energy Bhd.......................................... 1,403,835    100,294
    ViTrox Corp. Bhd............................................    61,800    107,224
#*  Vizione Holdings Bhd........................................   278,200     74,753

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
MALAYSIA -- (Continued)
    VS Industry Bhd.............................................   852,481 $   235,532
*   Wah Seong Corp. Bhd.........................................   218,605      39,121
*   WCE Holdings Bhd............................................    56,300       7,827
    WCT Holdings Bhd............................................   531,375     136,238
    Wellcall Holdings Bhd.......................................   272,550      85,763
#   Westports Holdings Bhd......................................   418,100     385,075
    WTK Holdings Bhd............................................   104,800      16,106
    Yinson Holdings Bhd.........................................   281,300     329,408
    YNH Property Bhd............................................   216,208      86,891
    YTL Corp. Bhd............................................... 1,899,830     518,504
    YTL Power International Bhd.................................   589,246     126,789
    Zhulian Corp. Bhd...........................................    58,200      20,431
                                                                           -----------
TOTAL MALAYSIA..................................................            38,082,429
                                                                           -----------
MEXICO -- (3.5%)
    Alfa S.A.B. de C.V., Class A................................ 2,060,747   2,076,210
    Alpek S.A.B. de C.V.........................................   393,901     483,085
#   Alsea S.A.B. de C.V.........................................   353,533     789,577
    America Movil S.A.B. de C.V., Sponsored ADR, Class L........   116,929   1,727,041
#   America Movil S.A.B. de C.V., Series L...................... 4,985,903   3,700,421
    Arca Continental S.A.B. de C.V..............................   125,102     711,437
#*  Axtel S.A.B. de C.V.........................................   751,020      92,700
#   Banco del Bajio SA..........................................    48,375     103,983
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR.............................    65,862     555,217
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, Class B.........................   294,160     493,894
*   Bio Pappel S.A.B. de C.V....................................    22,232      28,157
    Bolsa Mexicana de Valores S.A.B. de C.V.....................   210,773     433,826
#*  Cemex S.A.B. de C.V......................................... 2,767,377   1,281,669
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............     9,186     589,006
    Consorcio ARA S.A.B. de C.V., Series *......................   439,846     117,167
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR......    15,490     142,043
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A..   248,143     226,182
    Corp. Actinver S.A.B. de C.V................................     9,800       6,746
#   Corp. Inmobiliaria Vesta S.A.B. de C.V......................   326,198     511,896
    Corp. Moctezuma S.A.B. de C.V...............................    87,200     277,592
    Credito Real S.A.B. de C.V. SOFOM ER........................   150,887     174,305
*   Desarrolladora Homex S.A.B. de C.V..........................   115,610         756
    El Puerto de Liverpool S.A.B. de C.V........................    39,922     258,260
#*  Elementia S.A.B. de C.V.....................................    36,084      19,776
#*  Empresas ICA S.A.B. de C.V..................................    72,400         402
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR...........    21,447       1,980
    Fomento Economico Mexicano S.A.B. de C.V....................   125,708   1,228,583
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR....     2,219     216,552
    Gentera S.A.B. de C.V.......................................   761,373     696,000
    Gruma S.A.B. de C.V., Class B...............................   110,234   1,101,889
#*  Grupo Aeromexico S.A.B. de C.V..............................   157,608     160,287
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V..........   210,376   1,295,586
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR........     7,415     751,659
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....   100,845   1,021,868
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........     4,576     752,981
    Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B.....    14,680     241,072
    Grupo Bimbo S.A.B. de C.V., Class A.........................   367,305     815,684
    Grupo Carso S.A.B. de C.V., Series A1.......................   141,303     548,583
    Grupo Cementos de Chihuahua S.A.B. de C.V...................   106,023     607,244
    Grupo Comercial Chedraui S.A. de C.V........................   238,677     469,605
    Grupo Elektra S.A.B. de C.V.................................    26,886   1,432,388
*   Grupo Famsa S.A.B. de C.V., Class A.........................   138,137      47,363

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
MEXICO -- (Continued)
    Grupo Financiero Banorte S.A.B. de C.V......................   622,435 $ 3,943,867
#   Grupo Financiero Inbursa S.A.B. de C.V......................   731,331   1,117,572
#*  Grupo GICSA SAB de CV.......................................   209,490      66,855
    Grupo Herdez S.A.B. de C.V., Series *.......................   228,509     491,907
*   Grupo Hotelero Santa Fe S.A.B. de C.V.......................    21,807       6,959
    Grupo Industrial Saltillo S.A.B. de C.V.....................    81,706      91,585
    Grupo KUO S.A.B. de C.V., Class B...........................    28,600      73,153
#   Grupo Lala S.A.B. de C.V....................................   226,079     302,190
#   Grupo Mexico S.A.B. de C.V., Series B....................... 1,442,882   4,235,544
#*  Grupo Pochteca S.A.B. de C.V................................    35,990      12,046
#   Grupo Rotoplas S.A.B. de C.V................................    59,409      58,100
    Grupo Sanborns S.A.B. de C.V................................   147,588     146,360
*   Grupo Simec S.A.B. de C.V., Sponsored ADR...................     2,821      25,784
*   Grupo Simec S.A.B. de C.V., Series B........................    45,467     139,487
*   Grupo Sports World S.A.B. de C.V............................    42,700      42,773
    Grupo Televisa S.A.B., Sponsored ADR........................    15,502     157,190
#   Grupo Televisa S.A.B., Series CPO...........................   816,042   1,662,409
*   Grupo Traxion S.A.B. de C.V.................................    44,630      33,453
#*  Hoteles City Express S.A.B. de C.V..........................   213,881     220,111
#*  Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V.............................................   188,521     348,994
#   Industrias Bachoco S.A.B. de C.V., Sponsored ADR............     1,710      83,790
    Industrias Bachoco S.A.B. de C.V., Series B.................    93,519     382,556
#*  Industrias CH S.A.B. de C.V., Series B......................   112,779     528,090
    Industrias Penoles S.A.B. de C.V............................    68,391     786,446
    Infraestructura Energetica Nova S.A.B. de C.V...............   151,922     663,936
#   Kimberly-Clark de Mexico S.A.B. de C.V., Class A............   687,660   1,187,588
#*  La Comer S.A.B. de C.V......................................   374,644     428,836
#   Megacable Holdings S.A.B. de C.V............................   221,613     973,763
    Mexichem S.A.B. de C.V......................................   570,872   1,325,869
*   Minera Frisco S.A.B. de C.V., Class A1......................   277,464      59,275
    Nemak S.A.B. de C.V.........................................   519,618     285,605
*   Organizacion Cultiba S.A.B. de C.V..........................    24,314      21,547
#*  Organizacion Soriana S.A.B. de C.V., Class B................   226,563     274,394
    Promotora y Operadora de Infraestructura S.A.B. de C.V......    84,104     853,606
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L...................................................     9,187      60,333
    Qualitas Controladora S.A.B. de C.V.........................    87,577     233,058
    Regional S.A.B. de C.V......................................   167,956     908,984
#*  Telesites S.A.B. de C.V.....................................   637,365     435,383
    TV Azteca S.A.B. de C.V.....................................   760,843      82,675
#   Unifin Financiera S.A.B. de C.V. SOFOM ENR..................    60,615     135,569
    Vitro S.A.B. de C.V., Series A..............................    87,821     247,837
    Wal-Mart de Mexico S.A.B. de C.V............................ 1,026,541   3,016,093
                                                                           -----------
TOTAL MEXICO....................................................            52,342,244
                                                                           -----------
PERU -- (0.2%)
    Cementos Pacasmayo SAA, ADR.................................     6,089      57,846
    Cia de Minas Buenaventura SAA, ADR..........................    15,794     256,021
    Credicorp, Ltd..............................................    14,540   3,444,526
*   Fossal SAA, ADR.............................................       455         275
    Grana y Montero SAA, Sponsored ADR..........................    13,427      48,337
                                                                           -----------
TOTAL PERU......................................................             3,807,005
                                                                           -----------
PHILIPPINES -- (1.4%)
    8990 Holdings, Inc..........................................   135,800      37,500
    Aboitiz Equity Ventures, Inc................................   438,380     467,999
    Aboitiz Power Corp..........................................   427,900     309,803
*   AgriNurture, Inc............................................   118,000      36,076
*   Apex Mining Co., Inc........................................ 1,427,000      35,593

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
PHILIPPINES -- (Continued)
*   Atlas Consolidated Mining & Development Corp................   168,700 $    9,355
    Ayala Corp..................................................    90,066  1,562,272
    Ayala Land, Inc............................................. 1,782,360  1,676,868
    Bank of the Philippine Islands..............................   199,525    325,086
    BDO Unibank, Inc............................................   361,038    929,522
    Cebu Air, Inc...............................................   178,860    281,428
*   CEMEX Holdings Philippines, Inc............................. 1,226,000     51,048
    Century Pacific Food, Inc...................................   679,100    199,544
    Century Properties Group, Inc...............................   500,000      4,798
    China Banking Corp..........................................   311,037    158,406
    Cirtek Holdings Philippines Corp............................   107,000     58,295
    Cosco Capital, Inc.......................................... 1,637,800    234,810
    D&L Industries, Inc......................................... 1,238,200    259,593
    DMCI Holdings, Inc.......................................... 2,110,950    452,196
*   DoubleDragon Properties Corp................................   360,290    174,069
    Eagle Cement Corp...........................................   227,300     69,166
*   East West Banking Corp......................................   445,150     99,419
*   EEI Corp....................................................   357,100     63,398
*   Empire East Land Holdings, Inc.............................. 1,223,000     11,527
    Filinvest Development Corp..................................   301,500     86,786
    Filinvest Land, Inc......................................... 7,918,000    233,950
    First Gen Corp..............................................   760,100    322,703
    First Philippine Holdings Corp..............................   182,270    275,561
*   Global Ferronickel Holdings, Inc............................   769,529     22,450
    Globe Telecom, Inc..........................................    13,340    455,958
    GT Capital Holdings, Inc....................................    27,185    451,636
    Holcim Philippines, Inc.....................................    55,500     13,513
    Integrated Micro-Electronics, Inc...........................   339,960     67,859
    JG Summit Holdings, Inc.....................................   551,150    697,869
    Jollibee Foods Corp.........................................   101,720    594,590
*   Lepanto Consolidated Mining Co.............................. 1,834,182      3,873
    Lopez Holdings Corp......................................... 1,438,900    133,047
    MacroAsia Corp..............................................   130,550     55,256
    Manila Electric Co..........................................    52,430    387,892
    Manila Water Co., Inc.......................................   615,600    266,590
    Max's Group, Inc............................................   216,700     62,368
    Megawide Construction Corp..................................   570,174    244,030
    Megaworld Corp.............................................. 5,206,800    559,788
    Metro Pacific Investments Corp.............................. 4,352,200    381,766
    Metro Retail Stores Group, Inc..............................   714,000     47,040
    Metropolitan Bank & Trust Co................................   223,403    318,473
    Nickel Asia Corp............................................ 1,635,400     75,316
    Pepsi-Cola Products Philippines, Inc........................   737,300     18,201
    Petron Corp................................................. 1,360,500    161,802
    Philex Mining Corp..........................................   819,300     48,746
*   Philippine National Bank....................................   217,422    218,987
    Philippine Stock Exchange, Inc. (The).......................     5,304     18,368
    Phinma Energy Corp..........................................   675,000     20,725
    Phoenix Petroleum Philippines, Inc..........................   189,140     43,769
    Pilipinas Shell Petroleum Corp..............................   195,290    169,547
    PLDT, Inc., Sponsored ADR...................................    12,298    290,848
    PLDT, Inc...................................................    25,530    602,283
*   Prime Orion Philippines, Inc................................   612,000     33,703
    Puregold Price Club, Inc....................................   460,330    370,531
*   PXP Energy Corp.............................................   151,300     23,518
    RFM Corp....................................................   532,000     49,544
    Rizal Commercial Banking Corp...............................   339,756    169,488
    Robinsons Land Corp......................................... 1,436,066    674,698
    Robinsons Retail Holdings, Inc..............................   175,350    262,449

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
PHILIPPINES -- (Continued)
    San Miguel Food and Beverage, Inc...........................   105,150 $   233,911
    Security Bank Corp..........................................   114,636     396,034
    Semirara Mining & Power Corp................................   667,880     305,679
    Shakey's Pizza Asia Ventures, Inc...........................    33,900       8,452
    SM Investments Corp.........................................    17,465     318,632
    SM Prime Holdings, Inc...................................... 1,097,412     873,554
    SSI Group, Inc..............................................   711,000      41,624
    Starmalls, Inc..............................................    82,400      10,822
    STI Education Systems Holdings, Inc......................... 1,881,000      24,184
*   Top Frontier Investment Holdings, Inc.......................    10,142      52,267
    Union Bank Of Philippines...................................   135,942     158,961
    Universal Robina Corp.......................................   307,880     899,350
    Vista Land & Lifescapes, Inc................................ 3,502,900     491,640
    Wilcon Depot, Inc...........................................   451,200     144,462
                                                                           -----------
TOTAL PHILIPPINES...............................................            20,402,864
                                                                           -----------
POLAND -- (1.6%)
    Agora SA....................................................    20,446      66,943
*   Alior Bank SA...............................................    47,587     732,928
    Alumetal SA.................................................       814       9,696
    Amica SA....................................................     3,001     101,958
*   AmRest Holdings SE..........................................    22,525     243,193
    Apator SA...................................................     5,949      40,317
    Asseco Poland SA............................................    51,594     716,513
    Bank Handlowy w Warszawie SA................................     8,857     144,190
*   Bank Millennium SA..........................................   198,542     501,633
*   Bank Ochrony Srodowiska SA..................................    10,593      19,758
    Bank Pekao SA...............................................    12,773     381,224
*   Bioton SA...................................................    23,777      28,928
*   Boryszew SA.................................................    75,701      89,425
    Budimex SA..................................................     5,973     230,536
#   CCC SA......................................................    10,842     589,667
*   CD Projekt SA...............................................    19,947   1,122,511
    Ciech SA....................................................    23,153     290,307
    ComArch SA..................................................       477      23,374
*   Cyfrowy Polsat SA...........................................   101,869     707,214
*   Dino Polska SA..............................................    15,010     498,388
    Echo Investment SA..........................................    10,773      10,902
    Elektrobudowa SA............................................        39         176
*   Enea SA.....................................................   152,494     305,317
*   Energa SA...................................................    74,286     145,870
    Eurocash SA.................................................    46,687     265,669
*   Fabryki Mebli Forte SA......................................     8,318      59,938
    Famur SA....................................................   102,921     130,906
    Firma Oponiarska Debica SA..................................     1,289      29,066
*   Getin Noble Bank SA.........................................   290,102      36,553
#   Globe Trade Centre SA.......................................    71,094     164,241
    Grupa Azoty SA..............................................    18,334     198,640
    Grupa Azoty Zaklady Chemiczne Police SA.....................     3,091      11,879
    Grupa Kety SA...............................................     6,904     626,075
    Grupa Lotos SA..............................................    62,514   1,362,053
*   Impexmetal SA...............................................    60,302      65,646
    ING Bank Slaski SA..........................................     6,365     321,388
    Inter Cars SA...............................................     3,230     184,203
*   Jastrzebska Spolka Weglowa SA...............................    30,411     462,963
    Kernel Holding SA...........................................    38,613     536,329
*   KGHM Polska Miedz SA........................................    76,057   2,053,571
#   KRUK SA.....................................................     6,526     296,654
    LC Corp. SA.................................................   173,386     115,161

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
POLAND -- (Continued)
    LPP SA......................................................     341 $   764,592
*   Lubelski Wegiel Bogdanka SA.................................   7,028      74,577
    mBank SA....................................................   4,686     543,678
*   Netia SA....................................................  82,111     107,011
    Neuca SA....................................................   1,512     109,084
    Pfleiderer Group SA.........................................   1,270       8,285
*   PGE Polska Grupa Energetyczna SA............................ 169,960     423,121
*   PKP Cargo SA................................................  14,823     173,116
*   Polnord SA..................................................  24,222      43,490
    Polski Koncern Naftowy Orlen S.A............................ 132,521   3,402,406
    Polskie Gornictwo Naftowe i Gazownictwo SA.................. 373,045     567,278
    Powszechna Kasa Oszczednosci Bank Polski SA................. 126,344   1,300,442
    Powszechny Zaklad Ubezpieczen SA............................ 132,351   1,456,830
*   Rafako SA...................................................  30,429      15,134
    Santander Bank Polska SA....................................   4,533     471,434
    Stalexport Autostrady SA....................................  56,461      51,496
    Stalprodukt SA..............................................     658      59,473
*   Tauron Polska Energia SA.................................... 613,234     278,138
*   VRG SA......................................................  89,212      94,667
    Warsaw Stock Exchange.......................................  11,916     130,025
    Wawel SA....................................................     227      43,917
    Zespol Elektrowni Patnow Adamow Konin SA....................   2,460       4,580
                                                                         -----------
TOTAL POLAND....................................................          24,044,677
                                                                         -----------
RUSSIA -- (1.7%)
    Etalon Group P.L.C., GDR....................................  52,035      96,455
    Etalon Group P.L.C., GDR....................................   4,553       8,423
    Gazprom PJSC, Sponsored ADR................................. 220,702   1,103,363
    Gazprom PJSC, Sponsored ADR................................. 165,776     832,195
    Globaltrans Investment P.L.C., GDR..........................  13,798     133,362
    Globaltrans Investment P.L.C., GDR..........................  16,899     163,413
*   Lenta, Ltd..................................................  87,213     312,659
*   Lenta, Ltd., GDR............................................   9,815      35,207
    Lukoil PJSC, Sponsored ADR(BYZF386).........................  26,205   2,240,527
    Lukoil PJSC, Sponsored ADR(BYZDW2900).......................  20,281   1,721,992
    Magnitogorsk Iron & Steel Works PJSC, GDR...................  47,794     425,820
*   Mail.Ru Group, Ltd., GDR....................................   1,271      29,318
*   Mail.Ru Group, Ltd., GDR....................................   5,926     136,891
*   Mechel PJSC, Sponsored ADR..................................  29,036      60,976
    MMC Norilsk Nickel PJSC, ADR................................   7,018     157,238
    MMC Norilsk Nickel PJSC, ADR................................  63,265   1,406,611
    Novatek PJSC, GDR...........................................   5,829   1,123,248
    Novolipetsk Steel PJSC, GDR.................................  21,109     557,532
    Novolipetsk Steel PJSC, GDR.................................     648      17,068
*   O'Key Group SA, GDR.........................................   6,334      11,484
    PhosAgro PJSC, GDR..........................................  24,221     305,655
    PhosAgro PJSC, GDR..........................................   2,510      31,601
    Ros Agro P.L.C., GDR........................................     818       9,376
    Ros Agro P.L.C., GDR........................................   7,900      90,534
    Rosneft Oil Co. PJSC, GDR................................... 125,858     837,207
    Rosneft Oil Co. PJSC, GDR................................... 126,625     843,753
    Rostelecom PJSC, Sponsored ADR..............................  15,006     101,516
    Rostelecom PJSC, Sponsored ADR..............................  19,115     131,521
    RusHydro PJSC, ADR.......................................... 240,058     188,910
    Sberbank of Russia PJSC, Sponsored ADR...................... 205,157   2,940,702
    Sberbank of Russia PJSC, Sponsored ADR...................... 240,591   3,476,540
    Severstal PJSC, GDR.........................................  34,964     566,509
    Severstal PJSC, GDR.........................................  11,396     184,501
    Tatneft PJSC, Sponsored ADR.................................  14,051     989,434

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
RUSSIA -- (Continued)
    Tatneft PJSC, Sponsored ADR.................................    23,558 $ 1,655,538
    TMK PJSC, GDR...............................................    18,979      69,463
    TMK PJSC, GDR...............................................    13,562      49,666
    VEON, Ltd...................................................   167,493     391,934
    VTB Bank PJSC, GDR..........................................   171,074     191,332
    VTB Bank PJSC, GDR..........................................   384,255     428,829
    X5 Retail Group NV, GDR.....................................    24,211     735,240
    X5 Retail Group NV, GDR.....................................     5,889     178,731
                                                                           -----------
TOTAL RUSSIA....................................................            24,972,274
                                                                           -----------
SINGAPORE -- (0.0%)
*   Pacc Offshore Services Holdings, Ltd........................    53,398       7,108
                                                                           -----------
SOUTH AFRICA -- (7.1%)
    Absa Group, Ltd.............................................   347,674   4,005,091
*   Adcorp Holdings, Ltd........................................    61,325      93,857
    Advtech, Ltd................................................   323,333     306,767
    AECI, Ltd...................................................    85,439     571,061
    African Oxygen, Ltd.........................................    71,919     110,277
*   African Phoenix Investments, Ltd............................   282,387      11,311
    African Rainbow Minerals, Ltd...............................    83,223     991,343
    Afrimat, Ltd................................................    59,000     125,878
    Alexander Forbes Group Holdings, Ltd........................   202,587      77,310
    Allied Electronics Corp., Ltd., Class A.....................    89,110     128,405
    Alviva Holdings, Ltd........................................    81,663      93,915
    Anglo American Platinum, Ltd................................    19,267     974,668
    AngloGold Ashanti, Ltd., Sponsored ADR......................   320,438   3,781,168
*   ArcelorMittal South Africa, Ltd.............................   164,858      35,141
*   Ascendis Health, Ltd........................................   107,869      33,433
    Assore, Ltd.................................................    19,334     501,806
    Astral Foods, Ltd...........................................    35,227     446,919
    Attacq, Ltd.................................................   113,778     111,742
*   Aveng, Ltd.................................................. 3,030,115       4,245
    AVI, Ltd....................................................   180,140   1,157,766
    Barloworld, Ltd.............................................   156,320   1,396,325
    Bid Corp., Ltd..............................................   119,206   2,520,131
    Bidvest Group, Ltd. (The)...................................   204,199   3,105,887
*   Blue Label Telecoms, Ltd....................................   273,933      94,165
#*  Brait SE....................................................   163,021     261,826
    Capitec Bank Holdings, Ltd..................................    17,442   1,631,508
    Cashbuild, Ltd..............................................    18,720     343,889
    Caxton and CTP Publishers and Printers, Ltd.................    26,485      14,869
    City Lodge Hotels, Ltd......................................    25,970     218,392
    Clicks Group, Ltd...........................................   129,427   1,771,355
    Clover Industries, Ltd......................................   105,643     168,903
    Coronation Fund Managers, Ltd...............................   136,564     489,370
    Curro Holdings, Ltd.........................................    65,841     122,757
*   DataTec, Ltd................................................   183,958     421,310
#   Dis-Chem Pharmacies, Ltd....................................    81,127     153,073
    Discovery, Ltd..............................................   124,893   1,258,566
    DRDGOLD, Ltd., Sponsored ADR................................     1,600       3,056
#   DRDGOLD, Ltd................................................   216,155      42,462
*   enX Group, Ltd..............................................    10,265       9,275
*   EOH Holdings, Ltd...........................................    74,757     106,840
    Exxaro Resources, Ltd.......................................   130,516   1,493,521
#*  Famous Brands, Ltd..........................................    51,937     305,320
    FirstRand, Ltd.............................................. 1,402,875   6,676,332
    Foschini Group, Ltd. (The)..................................   127,112   1,646,989
    Gold Fields, Ltd............................................    29,233     110,171

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH AFRICA -- (Continued)
    Gold Fields, Ltd., Sponsored ADR............................   521,793 $ 1,956,724
*   Grand Parade Investments, Ltd...............................   131,391      28,922
*   Grindrod Shipping Holdings, Ltd.............................     8,149      42,045
    Grindrod, Ltd...............................................   298,451     159,990
*   Harmony Gold Mining Co., Ltd................................   113,948     195,226
#*  Harmony Gold Mining Co., Ltd., Sponsored ADR................   152,302     265,005
    Hudaco Industries, Ltd......................................    23,402     218,442
    Hulamin, Ltd................................................    71,054      21,604
*   Impala Platinum Holdings, Ltd...............................   398,335   1,601,981
    Imperial Logistics, Ltd.....................................   117,688     514,824
    Investec, Ltd...............................................   100,734     644,591
    Invicta Holdings, Ltd.......................................    17,919      33,680
    Italtile, Ltd...............................................    59,858      60,651
    JSE, Ltd....................................................    53,446     518,563
    KAP Industrial Holdings, Ltd................................ 1,458,712     751,489
    Kumba Iron Ore, Ltd.........................................    37,443   1,126,057
    Lewis Group, Ltd............................................    61,979     135,899
    Liberty Holdings, Ltd.......................................   102,435     741,566
    Long4Life, Ltd..............................................   284,968      99,181
#   Massmart Holdings, Ltd......................................    77,310     509,898
    Merafe Resources, Ltd.......................................   704,578      67,327
    Metair Investments, Ltd.....................................   111,669     183,920
    Metrofile Holdings, Ltd.....................................    78,662       9,931
    MiX Telematics, Ltd., Sponsored ADR.........................     8,700     156,513
    MMI Holdings, Ltd...........................................   729,985     912,785
    Mondi, Ltd..................................................    64,971   1,435,691
    Mpact, Ltd..................................................   120,100     199,230
#   Mr. Price Group, Ltd........................................   100,584   1,524,364
*   Multichoice Group, Ltd......................................    37,569     337,346
    Murray & Roberts Holdings, Ltd..............................   245,552     261,726
*   Nampak, Ltd.................................................   431,250     316,323
    Naspers, Ltd., Class N......................................    39,571  10,179,652
    Nedbank Group, Ltd..........................................   191,858   3,578,861
    NEPI Rockcastle P.L.C.......................................   135,013   1,127,168
*   Northam Platinum, Ltd.......................................   196,332     818,451
    Novus Holdings, Ltd.........................................    10,396       2,882
    Oceana Group, Ltd...........................................    50,833     248,352
#   Omnia Holdings, Ltd.........................................    45,056     182,991
    Peregrine Holdings, Ltd.....................................   177,989     241,066
    Pick n Pay Stores, Ltd......................................   206,862   1,004,341
#   Pioneer Foods Group, Ltd....................................    81,212     489,104
*   PPC, Ltd.................................................... 1,097,019     382,305
    PSG Group, Ltd..............................................    60,234   1,117,108
    Raubex Group, Ltd...........................................   103,405     157,286
    RCL Foods, Ltd..............................................    19,226      18,506
    Reunert, Ltd................................................   120,607     653,996
    Rhodes Food Group Pty, Ltd..................................    55,653      70,109
#*  Royal Bafokeng Platinum, Ltd................................    65,433     154,980
    Sanlam, Ltd.................................................   856,482   4,586,104
    Santam, Ltd.................................................    29,470     691,360
    Sappi, Ltd..................................................   363,083   1,733,745
    Sasol, Ltd..................................................    11,323     375,657
    Sasol, Ltd., Sponsored ADR..................................   125,832   4,152,456
    Shoprite Holdings, Ltd......................................   156,208   1,885,586
#*  Sibanye Gold, Ltd...........................................   810,834     763,383
*   Sibanye Gold, Ltd., Sponsored ADR...........................   146,127     550,900
    SPAR Group, Ltd. (The)......................................   123,722   1,679,833
    Spur Corp., Ltd.............................................    43,547      70,081
#*  Stadio Holdings, Ltd........................................    55,206      13,697

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- ------------
SOUTH AFRICA -- (Continued)
    Standard Bank Group, Ltd.................................... 488,433 $  6,821,382
*   Steinhoff International Holdings NV......................... 643,070       92,486
*   Super Group, Ltd............................................ 267,571      689,285
    Telkom SA SOC, Ltd.......................................... 192,751    1,147,207
    Tiger Brands, Ltd...........................................  59,719    1,038,766
    Tongaat Hulett, Ltd.........................................  82,116      122,790
    Transaction Capital, Ltd.................................... 176,301      235,686
    Trencor, Ltd................................................ 107,914      191,133
    Truworths International, Ltd................................ 282,627    1,498,548
    Vodacom Group, Ltd.......................................... 289,113    2,333,130
    Wilson Bayly Holmes-Ovcon, Ltd..............................  33,634      265,315
    Woolworths Holdings, Ltd.................................... 540,717    1,805,322
                                                                         ------------
TOTAL SOUTH AFRICA..............................................          106,130,899
                                                                         ------------
SOUTH KOREA -- (15.6%)
*   3S Korea Co., Ltd...........................................   8,243       19,727
    ABco Electronics Co., Ltd...................................   3,678       16,908
*   Able C&C Co., Ltd...........................................   2,437       27,470
#   ABOV Semiconductor Co., Ltd.................................   5,668       42,086
#*  Ace Technologies Corp.......................................   7,562       49,631
*   Actoz Soft Co., Ltd.........................................   1,963       22,121
    ADTechnology Co., Ltd.......................................     340        4,371
    Advanced Nano Products Co., Ltd.............................   1,159       17,369
    Advanced Process Systems Corp...............................   2,912       68,674
    Aekyung Petrochemical Co., Ltd..............................   8,325       65,193
    AfreecaTV Co., Ltd..........................................   3,846      210,568
*   Agabang&Company.............................................  17,471       55,209
    Ahn-Gook Pharmaceutical Co., Ltd............................   3,399       38,463
    Ahnlab, Inc.................................................   1,337       70,744
#*  AIBIT Co., Ltd..............................................  14,873       12,722
    AJ Networks Co., Ltd........................................  12,026       63,040
*   AJ Rent A Car Co., Ltd......................................  11,281      108,333
*   Ajin Industrial Co., Ltd....................................   6,328       14,221
    AK Holdings, Inc............................................   3,176      140,501
    ALUKO Co., Ltd..............................................  21,440       49,532
*   Aminologics Co., Ltd........................................  18,012       34,104
    Amorepacific Corp...........................................   4,231      753,426
    AMOREPACIFIC Group..........................................   4,974      320,478
*   Amotech Co., Ltd............................................   2,859       58,100
*   Anam Electronics Co., Ltd...................................   6,840       16,110
*   Ananti, Inc.................................................   5,444       67,481
    Anapass, Inc................................................   1,860       41,801
*   Aprogen Healthcare & Games, Inc.............................  25,054       18,461
*   Aprogen KIC, Inc............................................   2,120        6,929
*   APS Holdings Corp...........................................  11,595       43,269
    Asia Cement Co., Ltd........................................     944       82,010
    ASIA Holdings Co., Ltd......................................     649       71,441
    Asia Paper Manufacturing Co., Ltd...........................   3,151      115,084
*   Asiana Airlines, Inc........................................  70,735      400,894
    Atinum Investment Co., Ltd..................................  13,201       28,021
    AUK Corp....................................................  21,315       50,387
    Aurora World Corp...........................................   2,940       27,849
    Austem Co., Ltd.............................................  16,074       46,461
#   Autech Corp.................................................   7,412       73,006
    Avaco Co., Ltd..............................................   3,893       23,164
    Baiksan Co., Ltd............................................   6,975       54,262
#*  Barun Electronics Co., Ltd..................................  17,795        4,776
    Bcworld Pharm Co., Ltd......................................   1,296       25,114
    BGF Co., Ltd................................................  17,273      121,877

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    BGF retail Co., Ltd.........................................  2,013 $  377,012
#*  BH Co., Ltd................................................. 12,339    208,540
*   Binex Co., Ltd..............................................  5,304     53,929
    Binggrae Co., Ltd...........................................  1,631    102,982
*   BioSmart Co., Ltd...........................................  5,234     20,040
*   Biovill Co., Ltd............................................ 12,806     17,924
#*  BIT Computer Co., Ltd.......................................  4,083     18,749
    Bixolon Co., Ltd............................................  6,510     34,633
*   Bluecom Co., Ltd............................................  6,343     22,754
    BNK Financial Group, Inc.................................... 93,518    561,204
    Boditech Med, Inc...........................................  3,424     32,298
#   BoKwang Industry Co., Ltd...................................  7,220     28,658
    Bolak Co., Ltd..............................................  8,270     17,279
    Bookook Securities Co., Ltd.................................  2,445     44,812
#*  Boryung Medience Co., Ltd...................................  1,719     15,414
*   Bosung Power Technology Co., Ltd............................ 12,851     27,485
*   Brain Contents Co., Ltd..................................... 27,608     28,402
*   Bubang Co., Ltd.............................................  6,068     15,158
    Bukwang Pharmaceutical Co., Ltd.............................  5,626     88,531
    Busan City Gas Co., Ltd.....................................  1,934     64,255
    BYC Co., Ltd................................................    105     23,171
*   BYON Co., Ltd............................................... 24,096     31,857
    Byucksan Corp............................................... 25,334     60,577
*   CammSys Corp................................................ 39,805     69,204
    Capro Corp.................................................. 21,846     86,047
    Caregen Co., Ltd............................................  1,154     75,573
    Cell Biotech Co., Ltd.......................................  2,758     71,379
*   Celltrion Pharm, Inc........................................  2,289    116,640
    Changhae Ethanol Co., Ltd...................................  3,245     36,171
*   Charm Engineering Co., Ltd.................................. 29,767     40,712
    Cheil Worldwide, Inc........................................ 23,058    503,053
*   Chemtronics Co., Ltd........................................  3,054     27,605
    Cheryong Electric Co., Ltd..................................  2,732     16,258
    Chinyang Holdings Corp...................................... 14,183     30,944
*   Choa Pharmaceutical Co......................................  4,050     15,981
    Chokwang Paint, Ltd.........................................  4,183     25,184
    Chong Kun Dang Pharmaceutical Corp..........................  2,695    235,423
    Chongkundang Holdings Corp..................................  1,606    104,934
    Choong Ang Vaccine Laboratory...............................  2,018     36,569
*   Chorokbaem Media Co., Ltd................................... 12,910     18,204
    Chosun Refractories Co., Ltd................................    493     36,354
    Chungdahm Learning, Inc.....................................  3,558     65,303
    CJ CGV Co., Ltd.............................................  7,018    258,390
    CJ CheilJedang Corp.........................................  3,765  1,015,709
    CJ Corp.....................................................  8,656    885,316
    CJ ENM Co., Ltd.............................................  3,848    722,072
    CJ Freshway Corp............................................  3,084     80,305
    CJ Hello Co., Ltd........................................... 15,905    117,838
*   CJ Logistics Corp...........................................  1,607    216,988
*   CJ Seafood Corp.............................................  9,592     24,082
    CKD Bio Corp................................................  1,704     35,911
    Clean & Science Co., Ltd....................................  2,765     56,936
*   CODI-M Co., Ltd............................................. 16,364     10,950
    Com2uSCorp..................................................  3,835    327,901
    Commax Co., Ltd.............................................  3,464     13,114
*   Coreana Cosmetics Co., Ltd..................................  6,531     27,685
    Cosmax BTI, Inc.............................................  1,847     36,415
    COSMAX NBT Inc..............................................  4,988     56,848
    Cosmax, Inc.................................................  2,440    289,882

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    Cosmecca Korea Co., Ltd.....................................  1,630 $   32,319
*   CosmoAM&T Co., Ltd..........................................  4,130     49,918
*   Cosmochemical Co., Ltd......................................  3,885     45,377
*   COSON Co., Ltd..............................................  3,452     27,765
    COWELL FASHION Co., Ltd..................................... 17,951    115,218
    Crown Confectionery Co., Ltd................................  1,598     13,741
    CROWNHAITAI Holdings Co., Ltd...............................  4,773     48,755
*   CrucialTec Co., Ltd......................................... 32,411     33,278
    CS Wind Corp................................................    913     29,767
*   CTC BIO, Inc................................................  3,110     22,282
*   CTGen Co., Ltd..............................................  9,318     21,922
    Cuckoo Holdings Co., Ltd....................................    273     34,060
    Cuckoo Homesys Co., Ltd.....................................    118     21,668
*   Curexo, Inc.................................................  3,543     20,759
*   Curo Co., Ltd............................................... 32,241     24,955
*   CUROCOM Co., Ltd............................................ 18,350     20,296
    Cymechs, Inc................................................  5,294     51,222
    D.I Corp.................................................... 12,993     51,958
#*  DA Technology Co., Ltd......................................  7,655     23,994
    Dae Dong Industrial Co., Ltd................................ 10,164     51,367
    Dae Han Flour Mills Co., Ltd................................    671    118,780
    Dae Hwa Pharmaceutical Co., Ltd.............................  3,709     62,556
    Dae Hyun Co., Ltd........................................... 11,147     25,331
*   Dae Won Chemical Co., Ltd................................... 18,773     28,289
    Dae Won Kang Up Co., Ltd.................................... 19,618     85,976
*   Dae Young Packaging Co., Ltd................................ 31,775     34,401
    Daea TI Co., Ltd............................................ 10,645     55,327
    Daechang Co., Ltd........................................... 38,643     36,613
    Daechang Forging Co., Ltd...................................    557     19,588
    Daeduck Electronics Co...................................... 31,101    282,339
    Daegu Department Store......................................  3,040     18,464
    Daehan Steel Co., Ltd.......................................  7,550     42,100
    Dae-Il Corp.................................................  8,181     44,245
*   Daejoo Electronic Materials Co., Ltd........................  1,884     26,250
    Daekyo Co., Ltd.............................................  8,911     47,103
    Daelim B&Co Co., Ltd........................................  4,387     19,158
*   Daelim C&S Co., Ltd.........................................  3,529     33,268
    Daelim Industrial Co., Ltd.................................. 14,003  1,161,895
*   Daemyung Corp. Co., Ltd.....................................  8,276     14,942
    Daeryuk Can Co., Ltd........................................  5,712     28,612
    Daesang Corp................................................ 12,237    278,340
#   Daesang Holdings Co., Ltd...................................  8,544     59,908
    Daesung Energy Co., Ltd.....................................  2,270     10,895
*   Daesung Industrial Co., Ltd.................................  9,382     43,867
*   Daewon Cable Co., Ltd....................................... 22,526     27,026
    Daewon Media Co., Ltd.......................................  2,653     20,752
    Daewon Pharmaceutical Co., Ltd..............................  5,892     89,097
    Daewon San Up Co., Ltd......................................  5,449     31,720
*   Daewoo Electronic Components Co., Ltd....................... 17,408     36,548
*   Daewoo Engineering & Construction Co., Ltd.................. 67,781    292,933
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd........... 16,903    421,292
    Daewoong Co., Ltd...........................................  8,070    149,726
    Daewoong Pharmaceutical Co., Ltd............................    657    114,422
    Daihan Pharmaceutical Co., Ltd..............................  2,228     77,578
    Daishin Securities Co., Ltd................................. 17,661    193,008
*   Danal Co., Ltd.............................................. 18,356     52,845
    Danawa Co., Ltd.............................................  2,714     53,761
    Daou Data Corp.............................................. 12,276    101,532
    Daou Technology, Inc........................................ 15,049    285,668

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
#*  Dasan Networks, Inc.........................................  7,284 $   46,024
    Dawonsys Co., Ltd...........................................  4,711     66,703
*   Dayou Automotive Seat Technology Co., Ltd................... 37,134     37,794
*   Dayou Plus Co., Ltd......................................... 20,668     16,990
    DB Financial Investment Co., Ltd............................ 21,575     94,523
    DB HiTek Co., Ltd........................................... 25,265    346,237
    DB Insurance Co., Ltd....................................... 29,085  1,703,942
*   DB, Inc..................................................... 53,148     39,652
    DCM Corp....................................................  1,241     12,428
    Dentium Co., Ltd............................................  2,353    143,994
*   Deutsch Motors, Inc.........................................  7,028     47,183
    Development Advance Solution Co., Ltd.......................  6,743     41,594
    DGB Financial Group, Inc.................................... 61,671    444,568
    DHP Korea Co., Ltd..........................................  4,848     41,559
    Digital Chosun Co., Ltd..................................... 13,524     23,216
    Digital Power Communications Co., Ltd.......................  5,359     27,976
*   DIO Corp....................................................  2,153     72,768
*   Diostech Co., Ltd........................................... 24,906     16,722
    Display Tech Co., Ltd.......................................    696      2,418
    DMS Co., Ltd................................................ 10,092     48,977
    DNF Co., Ltd................................................  6,948     50,686
    Dohwa Engineering Co., Ltd..................................  1,622     13,395
    Dong A Eltek Co., Ltd.......................................  6,688     51,199
    Dong Ah Tire & Rubber Co., Ltd..............................  2,864     32,125
    Dong-A ST Co., Ltd..........................................  1,814    158,535
    Dong-Ah Geological Engineering Co., Ltd.....................  4,846     75,690
    Dongbu Corp.................................................  3,827     27,053
    Dong-Il Corp................................................    700     59,865
    Dongil Industries Co., Ltd..................................    730     38,550
    Dongjin Semichem Co., Ltd................................... 17,598    170,017
    DongKook Pharmaceutical Co., Ltd............................  1,170     57,758
    Dongkuk Industries Co., Ltd................................. 19,628     47,765
*   Dongkuk Steel Mill Co., Ltd................................. 37,868    245,218
    Dongkuk Structures & Construction Co., Ltd.................. 16,680     39,746
    Dongsuh Cos., Inc...........................................  7,174    120,203
    DONGSUNG Corp............................................... 11,591     55,949
*   Dongsung Finetec Co., Ltd...................................  5,363     43,785
    Dongwha Enterprise Co., Ltd.................................  2,550     39,860
    Dongwha Pharm Co., Ltd......................................  9,743     81,664
    Dongwon Development Co., Ltd................................ 30,221    123,013
    Dongwon F&B Co., Ltd........................................    468     99,105
    Dongwon Industries Co., Ltd.................................    898    205,448
#   Dongwon Systems Corp........................................  2,110     64,256
    Dongyang E&P, Inc...........................................  3,315     28,530
*   Dongyang Steel Pipe Co., Ltd................................ 28,151     31,581
    Doosan Corp.................................................  2,852    250,739
#*  Doosan Heavy Industries & Construction Co., Ltd............. 50,252    301,176
    DoubleUGames Co., Ltd.......................................  3,094    199,980
    Douzone Bizon Co., Ltd...................................... 10,333    506,241
    DRB Holding Co., Ltd........................................  3,863     21,329
*   Dream Security Co., Ltd.....................................  5,015     15,971
*   Dreamus Co..................................................  2,691     19,502
    DSR Wire Corp...............................................  1,764      7,775
    DTR Automotive Corp.........................................  2,675     79,953
*   Duk San Neolux Co., Ltd.....................................  2,327     34,327
    DY Corp.....................................................  8,382     41,779
    DY POWER Corp...............................................  3,899     52,686
    e Tec E&C, Ltd..............................................  1,166    110,556
    E1 Corp.....................................................  1,823    100,361

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    Eagon Holdings Co., Ltd.....................................  27,333 $   72,973
    Eagon Industrial, Ltd.......................................   6,249     55,378
    Easy Bio, Inc...............................................  20,553    142,345
*   EcoBio Holdings Co., Ltd....................................   2,985     19,725
*   Ecopro Co., Ltd.............................................   7,642    178,284
    e-Credible Co., Ltd.........................................   1,402     22,503
    Eehwa Construction Co., Ltd.................................   2,332     11,954
*   EG Corp.....................................................     493      4,567
*   Ehwa Technologies Information Co., Ltd...................... 354,067     72,649
    Elcomtec Co., Ltd...........................................   9,977     14,173
    e-LITECOM Co., Ltd..........................................   5,790     34,250
    E-MART, Inc.................................................   9,025  1,331,025
*   EMKOREA Co., Ltd............................................   8,717     53,177
#   EM-Tech Co., Ltd............................................   7,200    103,820
*   EMW Co., Ltd................................................   3,658      3,265
*   Enerzent Co., Ltd...........................................  18,802     27,154
#   ENF Technology Co., Ltd.....................................   7,754    126,240
    Eo Technics Co., Ltd........................................   2,319    141,067
    Estechpharma Co., Ltd.......................................   2,989     22,868
    Eugene Corp.................................................  28,810    152,242
    Eugene Investment & Securities Co., Ltd.....................  42,469     99,723
    Eugene Technology Co., Ltd..................................   7,654     91,404
#*  Eusu Holdings Co., Ltd......................................   6,956     52,702
    EVERDIGM Corp...............................................   5,254     27,020
*   Exem Co., Ltd...............................................   3,347      9,978
    F&F Co., Ltd................................................   3,015    210,348
    Farmsco.....................................................   9,968     74,187
*   FarmStory Co., Ltd..........................................  32,468     42,167
*   Feelingk Co., Ltd...........................................  20,694     34,551
#*  Feelux Co., Ltd.............................................  12,210     91,993
    Fila Korea, Ltd.............................................  19,395  1,371,645
#   Fine Semitech Corp..........................................   7,015     47,478
*   Fine Technix Co., Ltd.......................................  10,892     16,487
*   FN Republic Co., Ltd........................................  20,555     31,321
*   FNC Entertainment Co., Ltd..................................   1,512     11,613
#*  Foosung Co., Ltd............................................  25,877    177,964
*   Fourth-Link, Inc............................................   6,152      7,689
    Fursys, Inc.................................................   1,797     56,474
    Gabia, Inc..................................................   4,174     31,911
*   Gamevil, Inc................................................   1,075     43,766
    Gaon Cable Co., Ltd.........................................   1,471     23,309
*   Genic Co., Ltd..............................................   2,113     17,077
*   Genie Music Corp............................................   5,644     21,885
*   Gigalane Co., Ltd...........................................  11,619     24,301
#   GMB Korea Corp..............................................   4,841     32,256
*   GNCO Co., Ltd...............................................  25,842     36,495
    GOLFZON Co., Ltd............................................   1,940     72,609
    Golfzon Newdin Holdings Co., Ltd............................  11,819     37,585
*   Good People Co., Ltd........................................   5,076     17,767
    Green Cross Cell Corp.......................................     983     39,702
    Green Cross Corp............................................   1,073    132,489
    Green Cross Holdings Corp...................................   9,106    190,077
    GS Engineering & Construction Corp..........................  30,868  1,073,998
    GS Global Corp..............................................  28,138     64,095
    GS Holdings Corp............................................  35,073  1,563,022
    GS Home Shopping, Inc.......................................   1,367    200,541
    GS Retail Co., Ltd..........................................   8,070    270,814
#*  G-SMATT GLOBAL Co., Ltd.....................................  19,008     21,834
    Gwangju Shinsegae Co., Ltd..................................     441     74,662

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
*   GY Commerce Co., Ltd........................................   6,187 $    4,469
    HAESUNG DS Co., Ltd.........................................   5,158     68,977
    Haimarrow Food Service Co., Ltd.............................   8,573     19,364
    Haitai Confectionery & Foods Co., Ltd.......................   2,525     22,073
*   Halla Corp..................................................  12,823     44,646
    Halla Holdings Corp.........................................   5,136    194,776
    Han Kuk Carbon Co., Ltd.....................................   7,373     53,492
    Hana Financial Group, Inc................................... 107,893  3,403,013
    Hana Micron, Inc............................................  11,094     50,506
    Hana Tour Service, Inc......................................   3,452    190,241
*   Hanall Biopharma Co., Ltd...................................   3,829    107,265
    Hancom MDS, Inc.............................................   2,533     33,731
    Hancom, Inc.................................................   5,785     65,451
    Handok, Inc.................................................   2,303     61,411
    Handsome Co., Ltd...........................................   5,125    187,993
    Hanil Cement Co., Ltd.......................................   1,072    134,778
    Hanil Holdings Co., Ltd.....................................     878     42,884
    Hanil Hyundai Cement Co., Ltd...............................     500     16,518
*   Hanil Vacuum Co., Ltd.......................................  25,230     30,356
#*  Hanjin Heavy Industries & Construction Co., Ltd.............  45,833     64,542
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd....   6,254     19,652
#   Hanjin Kal Corp.............................................  10,804    342,484
    Hanjin Transportation Co., Ltd..............................   5,352    193,655
*   Hankook Cosmetics Co., Ltd..................................   2,704     28,198
    Hankook Cosmetics Manufacturing Co., Ltd....................     456     14,030
    Hankook Shell Oil Co., Ltd..................................     457    126,094
    Hankook Tire Co., Ltd.......................................  26,184    890,935
    Hankuk Paper Manufacturing Co., Ltd.........................   2,272     36,504
    Hanmi Semiconductor Co., Ltd................................  11,729     92,985
    HanmiGlobal Co., Ltd........................................   3,314     31,058
    Hanon Systems...............................................  45,925    493,824
    Hans Biomed Corp............................................   1,476     35,349
    Hansae Co., Ltd.............................................   3,493     86,650
    Hansae MK Co., Ltd..........................................   4,458     26,980
    Hansae Yes24 Holdings Co., Ltd..............................   3,777     31,229
    Hanshin Construction........................................   5,084     79,431
    Hanshin Machinery Co........................................  11,420     22,803
    Hansol Chemical Co., Ltd....................................   5,595    410,089
*   Hansol Holdings Co., Ltd....................................  23,663     94,574
    Hansol HomeDeco Co., Ltd....................................  40,610     51,079
    Hansol Paper Co., Ltd.......................................  11,350    145,294
#*  Hansol Technics Co., Ltd....................................  11,933     64,024
    Hanssem Co., Ltd............................................   2,594    228,952
    Hanwha Chemical Corp........................................  50,438    891,369
    Hanwha Galleria Timeworld Co., Ltd..........................   1,061     27,710
    Hanwha General Insurance Co., Ltd...........................  39,443    169,813
*   Hanwha Investment & Securities Co., Ltd.....................  72,927    147,468
    Hanwha Life Insurance Co., Ltd.............................. 197,859    676,437
    Hanyang Eng Co., Ltd........................................   6,152     82,552
    Hanyang Securities Co., Ltd.................................   5,181     31,704
*   Harim Co., Ltd..............................................   8,916     26,774
    Harim Holdings Co., Ltd.....................................   8,703    100,077
    HB Technology Co., Ltd......................................  13,027     36,652
    HDC Holdings Co., Ltd.......................................  24,523    361,612
    HDC Hyundai Engineering Plastics Co., Ltd...................   9,569     45,682
    HDC I-Controls Co., Ltd.....................................   2,438     23,785
#*  Heung-A Shipping Co., Ltd...................................  86,595     26,041
*   Heungkuk Fire & Marine Insurance Co., Ltd...................  32,372    136,094
*   Hisem Co., Ltd..............................................   6,201     40,150

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    HJ Magnolia Yongpyong Hotel & Resort Corp................... 12,765 $   78,045
#*  HLB, Inc....................................................  4,624    332,622
*   Home Center Holdings Co., Ltd............................... 28,326     34,200
*   Homecast Co., Ltd...........................................  8,164     40,307
#   Hotel Shilla Co., Ltd....................................... 10,778  1,063,402
    HS Industries Co., Ltd...................................... 26,100    238,051
    HS R&A Co., Ltd............................................. 24,330     46,404
*   HSD Engine Co., Ltd......................................... 10,450     35,619
    Huchems Fine Chemical Corp.................................. 12,690    237,873
*   Hugel, Inc..................................................    293    104,153
*   Humax Co., Ltd.............................................. 10,256     60,583
    Humedix Co., Ltd............................................  1,789     41,470
    Huons Co., Ltd..............................................  2,356    129,879
    Huons Global Co., Ltd.......................................  1,924     67,720
    Husteel Co., Ltd............................................  2,394     24,880
    Huvis Corp..................................................  8,020     55,702
    Huvitz Co., Ltd.............................................  6,177     53,701
    Hwa Shin Co., Ltd........................................... 11,649     35,156
    Hwacheon Machine Tool Co., Ltd..............................    515     18,897
*   Hwajin Co., Ltd............................................. 13,178     12,945
    Hwangkum Steel & Technology Co., Ltd........................  5,147     38,977
    HwaSung Industrial Co., Ltd.................................  4,660     59,683
    Hy-Lok Corp.................................................  6,254    105,553
*   Hyosung Advanced Materials Corp.............................  1,594    176,903
    Hyosung Chemical Corp.......................................  1,136    134,618
    Hyosung Corp................................................  7,925    509,633
    Hyosung TNC Co., Ltd........................................  1,540    219,100
#*  Hyulim ROBOT Co., Ltd....................................... 21,742     24,050
    Hyundai BNG Steel Co., Ltd..................................  6,287     55,251
#   Hyundai Construction Equipment Co., Ltd.....................  6,858    288,127
    Hyundai Corp Holdings, Inc..................................  4,379     53,458
    Hyundai Corp................................................  4,149     83,153
    Hyundai Department Store Co., Ltd...........................  5,190    451,311
    Hyundai Engineering & Construction Co., Ltd................. 13,469    606,015
    Hyundai Glovis Co., Ltd.....................................  5,118    700,139
    Hyundai Greenfood Co., Ltd.................................. 23,428    279,929
*   Hyundai Heavy Industries Co., Ltd...........................  9,325    995,720
    Hyundai Heavy Industries Holdings Co., Ltd..................  3,579  1,048,350
    Hyundai Home Shopping Network Corp..........................  3,128    267,965
    Hyundai Hy Communications & Networks Co., Ltd............... 24,414     88,453
    Hyundai Livart Furniture Co., Ltd...........................  6,436    115,356
    Hyundai Marine & Fire Insurance Co., Ltd.................... 37,969  1,242,729
*   Hyundai Merchant Marine Co., Ltd............................ 49,667    171,161
#   Hyundai Mipo Dockyard Co., Ltd..............................  7,942    383,068
    Hyundai Mobis Co., Ltd...................................... 12,824  2,558,069
    Hyundai Motor Securities Co., Ltd........................... 10,101     88,123
*   Hyundai Rotem Co., Ltd......................................  5,324     98,796
    Hyundai Steel Co............................................ 28,949  1,149,647
    Hyundai Telecommunication Co., Ltd..........................  2,596     22,719
    Hyundai Wia Corp............................................  9,032    386,441
#   HyVision System, Inc........................................  6,172     59,243
    i3system, Inc...............................................  1,104     21,658
    ICD Co., Ltd................................................  8,052     69,996
*   i-Components Co., Ltd.......................................  1,634      8,646
    IDIS Holdings Co., Ltd......................................  3,560     47,359
    IHQ, Inc.................................................... 16,278     32,059
    Iljin Diamond Co., Ltd......................................  1,011     28,353
    Iljin Display Co., Ltd...................................... 16,601     75,998
*   Iljin Electric Co., Ltd.....................................  9,122     27,649

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    Iljin Holdings Co., Ltd.....................................  12,691 $   43,040
*   Iljin Materials Co., Ltd....................................   4,124    132,283
    Ilshin Spinning Co., Ltd....................................     744     65,956
*   Ilyang Pharmaceutical Co., Ltd..............................   3,037     72,996
*   IM Co., Ltd.................................................   9,895     11,779
    iMarketKorea, Inc...........................................   8,309     69,286
    InBody Co., Ltd.............................................   5,197     98,608
*   Incross Co., Ltd............................................     620     13,916
    Industrial Bank of Korea....................................  92,539  1,122,142
#*  Infinitt Healthcare Co., Ltd................................   5,114     30,422
*   Infraware, Inc..............................................   9,605     10,238
    INITECH Co., Ltd............................................   6,800     35,365
#*  InkTec Co., Ltd.............................................   3,256     10,853
    Innocean Worldwide, Inc.....................................   1,735    105,782
*   InnoWireless, Inc...........................................   1,034     22,457
*   Innox Advanced Materials Co., Ltd...........................   3,418    154,548
*   Inscobee, Inc...............................................  29,125    105,645
*   Insun ENT Co., Ltd..........................................  10,668     89,346
    Intelligent Digital Integrated Security Co., Ltd............   1,165     24,023
*   Interflex Co., Ltd..........................................   5,956     73,587
    Interojo Co., Ltd...........................................   4,205     95,822
    Interpark Corp..............................................   4,000     19,364
    Interpark Holdings Corp.....................................  25,238     53,666
    INTOPS Co., Ltd.............................................   9,595    134,324
    INVENIA Co., Ltd............................................   3,944     12,278
    Inzi Controls Co., Ltd......................................   7,005     43,052
    INZI Display Co., Ltd.......................................   5,255      8,952
*   Iones Co., Ltd..............................................   3,976     26,040
    IS Dongseo Co., Ltd.........................................   9,489    295,422
    ISC Co., Ltd................................................   4,726     46,703
    i-SENS, Inc.................................................   4,238     88,990
    ISU Chemical Co., Ltd.......................................   7,276     62,997
#   IsuPetasys Co., Ltd.........................................   8,407     39,900
    It's Hanbul Co., Ltd........................................   2,922     75,864
    J.ESTINA Co., Ltd...........................................   5,394     26,148
#   Jahwa Electronics Co., Ltd..................................   5,727     63,942
    JASTECH, Ltd................................................   5,041     48,420
*   Jayjun Cosmetic Co., Ltd....................................   9,047     64,867
    JB Financial Group Co., Ltd................................. 110,968    540,723
    JC Hyun System, Inc.........................................   6,531     32,266
*   Jcontentree Corp............................................  17,088     82,635
    Jeju Air Co., Ltd...........................................   2,880    100,829
*   Jeju Semiconductor Corp.....................................   8,133     29,974
*   Jeongsan Aikang Co., Ltd....................................   3,986      7,241
    Jinsung T.E.C...............................................   7,638     58,615
    JLS Co., Ltd................................................   3,636     22,671
    JS Corp.....................................................   1,923     26,893
    Jusung Engineering Co., Ltd.................................  15,257    107,165
    JVM Co., Ltd................................................   1,224     39,434
    JW Life Science Corp........................................   3,290     68,401
    JYP Entertainment Corp......................................   9,379    239,749
    Kakao Corp..................................................   5,960    613,658
*   Kanglim Co., Ltd............................................   7,932     18,556
    Kangnam Jevisco Co., Ltd....................................   1,835     42,632
    KAON Media Co., Ltd.........................................   7,055     61,577
    KB Financial Group, Inc.....................................  65,434  2,583,705
#   KB Financial Group, Inc., ADR...............................  39,797  1,573,175
#*  KB Metal Co., Ltd...........................................   9,168     15,631
    KC Co., Ltd.................................................   5,083     70,804

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    KC Cottrell Co., Ltd........................................     626 $    4,882
    KC Green Holdings Co., Ltd..................................   7,765     39,046
    KC Tech Co., Ltd............................................   3,975     67,667
    KCC Corp....................................................   2,156    655,238
    KCC Engineering & Construction Co., Ltd.....................   4,872     30,731
*   KEC Corp....................................................  46,114     50,485
    KEPCO Engineering & Construction Co., Inc...................   2,230     43,545
    KEPCO Plant Service & Engineering Co., Ltd..................   6,401    200,919
    Keyang Electric Machinery Co., Ltd..........................  13,591     45,199
#*  KEYEAST Co., Ltd............................................  36,566    115,572
    KG Chemical Corp............................................   4,943     60,991
    KG Eco Technology Service Co., Ltd..........................  10,678     36,455
    Kginicis Co., Ltd...........................................   9,067    111,134
    KGMobilians Co., Ltd........................................   6,433     39,759
*   KH Vatec Co., Ltd...........................................   5,721     40,921
    KINX, Inc...................................................     817     22,031
    KISCO Corp..................................................  10,871     55,858
    KISCO Holdings Co., Ltd.....................................   4,668     54,266
    Kishin Corp.................................................     757      2,595
    KISWIRE, Ltd................................................   4,002     87,906
*   Kiwi Media Group Co., Ltd................................... 162,075     41,535
#   KIWOOM Securities Co., Ltd..................................   5,388    380,097
*   KleanNara Co., Ltd..........................................   5,290     12,740
    KL-Net Corp.................................................   4,538     11,505
    KM Corp.....................................................   1,874     14,060
    KMH Co., Ltd................................................   9,025     59,280
    Kocom Co., Ltd..............................................   4,026     27,793
*   Kodaco Co., Ltd.............................................  19,992     37,566
    Koentec Co., Ltd............................................   3,987     38,799
#   Koh Young Technology, Inc...................................   3,736    309,284
    Kolmar BNH Co., Ltd.........................................   4,641    115,036
    Kolmar Korea Holdings Co., Ltd..............................   3,038     94,465
    Kolon Corp..................................................   4,176     97,638
    Kolon Global Corp...........................................   4,114     43,166
    Kolon Industries, Inc.......................................   9,272    367,622
*   Kolon Life Science, Inc.....................................   3,126    112,516
    Kolon Plastic, Inc..........................................   3,778     19,248
    KoMiCo, Ltd.................................................   2,410     56,574
*   KONA I Co., Ltd.............................................   3,617     37,672
    Korea Asset In Trust Co., Ltd...............................  25,144     91,343
    Korea Autoglass Corp........................................   5,235     89,693
    Korea Cast Iron Pipe Industries Co., Ltd....................   4,507     39,374
*   Korea Circuit Co., Ltd......................................   7,389     38,370
*   Korea District Heating Corp.................................   1,606     79,141
#*  Korea Electric Power Corp., Sponsored ADR...................  70,537    858,435
*   Korea Electric Power Corp...................................  14,762    357,366
    Korea Electric Terminal Co., Ltd............................   3,484    173,308
    Korea Electronic Certification Authority, Inc...............   4,271     17,929
    Korea Electronic Power Industrial Development Co., Ltd......   5,312     16,496
*   Korea Flange Co., Ltd.......................................  11,755     17,696
    Korea Gas Corp..............................................  10,715    423,161
*   Korea Information & Communications Co., Ltd.................   7,042     54,888
    Korea Information Certificate Authority, Inc................   3,853     14,245
    Korea Investment Holdings Co., Ltd..........................  18,296  1,074,074
    Korea Kolmar Co., Ltd.......................................   1,840    116,816
#*  Korea Line Corp.............................................   8,378    171,920
#*  Korea Materials & Analysis Corp.............................   2,130     25,212
    Korea Petrochemical Ind Co., Ltd............................   2,253    290,038
    Korea Real Estate Investment & Trust Co., Ltd...............  85,437    190,437

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    Korea Zinc Co., Ltd.........................................   1,983 $  769,150
    Korean Air Lines Co., Ltd...................................  31,301    888,961
    Korean Reinsurance Co.......................................  55,396    432,529
    Kortek Corp.................................................   6,043     79,167
    KPX Chemical Co., Ltd.......................................   1,352     65,462
*   KSIGN Co., Ltd..............................................  12,339     18,096
    KSS LINE, Ltd...............................................   8,802     54,591
    KT Corp., Sponsored ADR.....................................  12,498    150,351
*   KT Hitel Co., Ltd...........................................   7,684     31,817
    KT Skylife Co., Ltd.........................................  14,019    141,636
    KT Submarine Co., Ltd.......................................   5,549     17,710
*   KTB Investment & Securities Co., Ltd........................  28,284     76,814
    KTCS Corp...................................................  20,566     42,276
    Ktis Corp...................................................  11,445     25,281
    Kukbo Design Co., Ltd.......................................   2,197     30,548
    Kukdo Chemical Co., Ltd.....................................   1,792     70,920
    Kukdong Oil & Chemicals Co., Ltd............................   8,320     26,905
#   Kumho Industrial Co., Ltd...................................   8,245    101,334
    Kumho Petrochemical Co., Ltd................................   8,293    652,967
*   Kumho Tire Co., Inc.........................................  35,754    138,416
    Kumkang Kind Co., Ltd.......................................   2,428     50,611
*   Kwang Myung Electric Co., Ltd...............................  10,184     21,570
    Kyeryong Construction Industrial Co., Ltd...................   4,158     89,756
    Kyobo Securities Co., Ltd...................................  11,174     99,483
    Kyongbo Pharmaceutical Co., Ltd.............................   4,877     42,820
    Kyung Dong Navien Co., Ltd..................................   2,219     98,571
*   Kyung Nam Pharm Co., Ltd....................................   3,082      8,509
    Kyungbang Co., Ltd..........................................   7,757     74,312
    Kyungchang Industrial Co., Ltd..............................   3,466      4,210
    KyungDong City Gas Co., Ltd.................................   1,202     38,491
    KyungDong Invest Co., Ltd...................................     487     17,366
#   Kyungdong Pharm Co., Ltd....................................   8,978     84,226
    Kyung-In Synthetic Corp.....................................  10,322     57,395
#   L&F Co., Ltd................................................   6,591    169,669
#*  LB Semicon, Inc.............................................  21,559    151,410
    LEADCORP, Inc. (The)........................................   9,025     47,367
*   Leaders Cosmetics Co., Ltd..................................   3,392     33,774
    LEENO Industrial, Inc.......................................   4,357    213,373
*   Leenos Corp.................................................   7,490     11,423
    LF Corp.....................................................  12,707    271,363
    LG Chem, Ltd................................................  10,832  3,360,124
#*  LG Display Co., Ltd., ADR................................... 172,648  1,441,611
*   LG Display Co., Ltd.........................................  75,877  1,290,270
    LG Hausys, Ltd..............................................   3,869    201,443
    LG Household & Health Care, Ltd.............................   2,150  2,619,832
    LG Innotek Co., Ltd.........................................   7,418    778,126
    LG International Corp.......................................  18,650    303,966
    LG Uplus Corp...............................................  51,717    633,490
    Lion Chemtech Co., Ltd......................................   2,935     22,570
*   LIS Co., Ltd................................................   2,810     33,707
*   Liveplex Co., Ltd...........................................  45,313     30,023
    LMS Co., Ltd................................................   3,047     17,185
    Lock & Lock Co., Ltd........................................   3,721     54,551
*   LONGTU KOREA, Inc...........................................   2,910     12,571
    LOT Vacuum Co., Ltd.........................................   6,503     62,034
    Lotte Chemical Corp.........................................  10,212  2,352,945
    Lotte Corp..................................................   6,383    268,223
    LOTTE Fine Chemical Co., Ltd................................   8,569    353,190
    Lotte Food Co., Ltd.........................................     160     86,390

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    LOTTE Himart Co., Ltd.......................................   5,554 $  226,048
*   Lotte Non-Life Insurance Co., Ltd...........................  39,836     93,974
    Lotte Shopping Co., Ltd.....................................   3,280    500,783
*   Lotte Tour Development Co., Ltd.............................   3,991     46,079
    LS Corp.....................................................   6,804    288,891
*   Lumens Co., Ltd.............................................  26,924     52,354
*   Lutronic Corp...............................................   2,913     22,802
*   LVMC Holdings...............................................  18,095     41,339
    Macquarie Korea Infrastructure Fund......................... 123,874  1,193,197
*   Macrogen, Inc...............................................   2,867     80,482
    Maeil Holdings Co., Ltd.....................................   5,094     55,376
*   Magicmicro Co., Ltd.........................................   5,200      6,413
    Mando Corp..................................................  17,448    499,520
*   Maniker Co., Ltd............................................  14,943     14,721
    Mcnex Co., Ltd..............................................   7,663    140,983
*   ME2ON Co., Ltd..............................................  11,945     85,817
    Medy-Tox, Inc...............................................   1,739    833,975
    Meerecompany, Inc...........................................   1,694     88,891
    MegaStudy Co., Ltd..........................................   3,816     43,738
    MegaStudyEdu Co., Ltd.......................................   3,460    122,344
#*  Melfas, Inc.................................................   5,636     12,479
    Meritz Financial Group, Inc.................................  20,520    232,282
    Meritz Fire & Marine Insurance Co., Ltd.....................  33,955    691,567
    Meritz Securities Co., Ltd.................................. 139,511    605,474
    META BIOMED Co., Ltd........................................   6,026     15,495
*   Mgame Corp..................................................   5,065     14,461
    Mi Chang Oil Industrial Co., Ltd............................     382     26,013
    MiCo, Ltd...................................................  17,220     96,329
    Minwise Co., Ltd............................................   4,370     92,259
    Mirae Asset Daewoo Co., Ltd................................. 167,317  1,119,750
    Mirae Asset Life Insurance Co., Ltd.........................  57,425    260,567
*   Mirae Corp.................................................. 238,292     32,685
    Miwon Chemicals Co., Ltd....................................     571     21,839
    Miwon Commercial Co., Ltd...................................     701     26,834
    Miwon Specialty Chemical Co., Ltd...........................     909     58,444
    MK Electron Co., Ltd........................................  10,839     79,628
*   MNTech Co., Ltd.............................................   8,025     28,316
    Mobase Co., Ltd.............................................   7,531     37,059
*   Moda-InnoChips Co., Ltd.....................................   4,054     17,043
    Modetour Network, Inc.......................................   4,014     77,109
    Moorim P&P Co., Ltd.........................................  15,640     81,801
    Moorim Paper Co., Ltd.......................................  14,496     44,543
    Motonic Corp................................................   4,499     48,679
*   MP Group, Inc...............................................   9,820      2,073
*   MP Hankang Co., Ltd.........................................   4,644      7,032
    Multicampus Corp............................................   1,164     52,708
#*  MyungMoon Pharm Co., Ltd....................................   4,296     21,175
    Nam Hwa Construction Co., Ltd...............................   1,461     11,929
    Namhae Chemical Corp........................................   4,295     39,540
#*  Namsun Aluminum Co., Ltd....................................  30,532     74,629
    Namyang Dairy Products Co., Ltd.............................     232    122,011
*   Nano Chem Tech, Inc.........................................   3,716     14,545
*   NanoenTek, Inc..............................................   6,677     31,574
    Nasmedia Co., Ltd...........................................   2,360     81,893
    NAVER Corp..................................................  26,540  2,718,027
    NCSoft Corp.................................................   3,890  1,751,810
    NeoPharm Co., Ltd...........................................   2,235    103,736
*   Neowiz......................................................   5,131     57,505
*   NEOWIZ HOLDINGS Corp........................................   3,627     41,949

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    NEPES Corp.................................................. 14,371 $253,960
#*  Netmarble Corp..............................................  2,207  241,190
*   Neuros Co., Ltd.............................................  3,123   16,067
*   New Power Plasma Co., Ltd...................................  1,000   16,479
    Nexen Corp.................................................. 12,708   69,239
#   Nexen Tire Corp............................................. 22,629  195,029
*   Next Entertainment World Co., Ltd...........................  3,907   19,879
    NextEye Co., Ltd............................................  7,648   17,019
    Nexturn Co., Ltd............................................  1,173   11,755
    NH Investment & Securities Co., Ltd......................... 66,989  790,364
*   NHN Corp....................................................  2,854  205,421
    NHN KCP Corp................................................  7,219   88,570
    NICE Holdings Co., Ltd......................................  9,384  179,629
    Nice Information & Telecommunication, Inc...................  4,125   75,345
    NICE Information Service Co., Ltd........................... 20,374  244,204
    NICE Total Cash Management Co., Ltd......................... 11,894  102,366
*   NK Co., Ltd................................................. 30,243   40,159
    Nong Shim Holdings Co., Ltd.................................  1,109   81,853
    Nong Woo Bio Co., Ltd.......................................  3,988   40,264
    NongShim Co., Ltd...........................................    932  223,938
    Noroo Holdings Co., Ltd.....................................  1,493   16,304
    NOROO Paint & Coatings Co., Ltd.............................  5,670   38,171
    NPC.........................................................    363    1,239
    NS Shopping Co., Ltd........................................  8,130   99,571
    Nuri Telecom Co., Ltd.......................................  4,947   29,536
    OCI Co., Ltd................................................  8,044  641,717
*   Omnisystem Co., Ltd......................................... 14,815   27,793
#   Openbase, Inc............................................... 13,127   29,710
    Opto Device Technology Co., Ltd.............................  5,298   26,287
    OptoElectronics Solutions Co., Ltd..........................  1,450   42,304
#   OPTRON-TEC, Inc............................................. 12,673   70,924
    Orange Life Insurance, Ltd..................................  5,369  163,718
#*  Orbitech Co., Ltd...........................................  2,100    8,202
    Orion Corp..................................................  2,406  199,582
    Orion Holdings Corp......................................... 14,570  238,494
*   OSANGJAIEL Co., Ltd.........................................  4,152   35,594
*   Osstem Implant Co., Ltd.....................................  4,353  215,800
#*  Osung Advanced Materials Co., Ltd........................... 18,850   35,438
    Ottogi Corp.................................................    250  155,326
    Paik Kwang Industrial Co., Ltd..............................  8,646   22,449
*   Pan Ocean Co., Ltd.......................................... 98,136  400,751
#   Pan-Pacific Co., Ltd........................................ 13,908   34,995
    Partron Co., Ltd............................................ 13,959  165,971
*   Paru Co., Ltd...............................................  9,531   20,664
*   Paxnet Co., Ltd.............................................  1,480    8,630
#*  Pearl Abyss Corp............................................  2,268  338,849
*   People & Technology, Inc....................................  2,381   24,498
    Pharma Research Products Co., Ltd...........................    787   27,393
    PNE Solution Co., Ltd.......................................  3,058   35,407
    Poongsan Holdings Corp......................................  2,572   89,722
    Posco M-Tech Co., Ltd....................................... 14,118   77,865
*   Power Logics Co., Ltd....................................... 11,435  105,615
    Protec Co., Ltd.............................................  3,174   55,102
    PSK, Inc....................................................  8,961  125,806
    Pulmuone Co., Ltd...........................................    841   92,872
    Pyeong Hwa Automotive Co., Ltd..............................  3,435   32,402
#*  RaonSecure Co., Ltd......................................... 12,259   32,701
    Rayence Co., Ltd............................................  1,915   26,868
*   Redrover Co., Ltd........................................... 16,095   16,716

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SOUTH KOREA -- (Continued)
    Reyon Pharmaceutical Co., Ltd...............................     1,974 $    32,275
    RFHIC Corp..................................................     2,343      64,364
*   RFTech Co., Ltd.............................................     9,416      53,350
#   Robostar Co., Ltd...........................................     1,376      32,176
    S Net Systems, Inc..........................................     4,731      34,724
    S&S Tech Corp...............................................     5,602      31,264
*   S&T Corp....................................................       709       7,921
    S&T Holdings Co., Ltd.......................................     5,377      60,748
    S&T Motiv Co., Ltd..........................................     6,777     221,209
*   S.Y. Co., Ltd...............................................     2,999      14,245
    S-1 Corp....................................................     6,246     524,207
    Sajo Industries Co., Ltd....................................     1,469      74,192
#*  Sajodongaone Co., Ltd.......................................    33,458      42,043
    SAJOHAEPYO Corp.............................................       466       3,946
    Sam Young Electronics Co., Ltd..............................     6,567      71,572
    Sam Yung Trading Co., Ltd...................................     7,608     103,926
    Sambo Motors Co., Ltd.......................................     7,570      45,852
*   Sambon Electronics Co., Ltd.................................     7,374      25,028
    Samchully Co., Ltd..........................................     1,511     120,448
*   Samchuly Bicycle Co., Ltd...................................     5,258      32,633
    Samho Development Co., Ltd..................................    12,485      54,131
    Samho International Co., Ltd................................     2,508      38,931
    SAMHWA Paints Industrial Co., Ltd...........................     6,914      35,800
    Samick Musical Instruments Co., Ltd.........................    25,745      49,066
    Samick THK Co., Ltd.........................................     4,280      52,676
    Samji Electronics Co., Ltd..................................     5,823      53,936
    Samjin Pharmaceutical Co., Ltd..............................     5,142     172,315
    Samkee Automotive Co., Ltd..................................    12,204      28,919
    Samkwang Glass Co., Ltd.....................................     1,841      67,941
    Sammok S-Form Co., Ltd......................................     5,447      64,847
*   SAMPYO Cement Co., Ltd......................................    24,449      76,160
    Samsung C&T Corp............................................    11,030     969,503
    Samsung Card Co., Ltd.......................................    12,704     403,875
#   Samsung Electro-Mechanics Co., Ltd..........................    19,018   1,772,635
    Samsung Electronics Co., Ltd., GDR..........................    18,006  17,824,008
    Samsung Electronics Co., Ltd................................ 1,022,602  40,205,862
*   Samsung Engineering Co., Ltd................................    21,998     321,354
    Samsung Fire & Marine Insurance Co., Ltd....................    13,337   3,472,036
*   Samsung Heavy Industries Co., Ltd...........................    94,987     669,955
    Samsung Life Insurance Co., Ltd.............................    17,337   1,261,066
*   Samsung Pharmaceutical Co., Ltd.............................    18,209      46,610
    Samsung SDI Co., Ltd........................................     7,461   1,514,853
    Samsung SDS Co., Ltd........................................     5,751   1,069,420
    Samsung Securities Co., Ltd.................................    26,628     813,755
    SAMT Co., Ltd...............................................    28,486      44,890
    Samwha Capacitor Co., Ltd...................................     4,575     234,766
    Samwha Electric Co., Ltd....................................     1,429      23,138
    Samyang Corp................................................     2,085     109,787
    Samyang Foods Co., Ltd......................................     1,141      77,236
    Samyang Holdings Corp.......................................     2,318     159,492
    Samyang Tongsang Co., Ltd...................................     1,031      53,126
    Sang-A Frontec Co., Ltd.....................................     2,384      35,861
*   Sangbo Corp.................................................     7,260      12,852
*   Sangsangin Co., Ltd.........................................    19,165     316,556
*   Sangsangin Industry Co., Ltd................................     4,508       1,140
    Sangsin Brake...............................................     6,230      23,990
    Sangsin Energy Display Precision Co., Ltd...................     3,457      29,674
    SaraminHR Co., Ltd..........................................     1,626      32,102
    SAVEZONE I&C Corp...........................................     8,459      27,883

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
*   SBI Investment Korea Co., Ltd...............................  24,785 $   18,088
*   SBS Media Holdings Co., Ltd.................................  26,174     53,375
*   SBW.........................................................  69,888     59,939
*   S-Connect Co., Ltd..........................................  38,692     66,108
*   SD Biotechnologies Co., Ltd.................................   2,244     18,861
*   SDN Co., Ltd................................................  13,861     18,568
    Seah Besteel Corp...........................................   8,346    140,379
    SeAH Holdings Corp..........................................     419     34,671
    SeAH Steel Corp.............................................   1,031     56,905
    SeAH Steel Holdings Corp....................................   1,150     55,174
    Sebang Co., Ltd.............................................   8,899    111,370
    Sebang Global Battery Co., Ltd..............................   4,466    182,748
    Sebo Manufacturing Engineer Corp............................   1,867     17,186
*   Seegene, Inc................................................   4,985    100,440
#   Sejong Industrial Co., Ltd..................................   6,842     43,228
*   Sejong Telecom, Inc......................................... 163,379     69,906
*   Sekonix Co., Ltd............................................   5,506     35,562
*   Selvas AI, Inc..............................................   5,674     18,360
    Sempio Foods Co.............................................     730     20,559
    Semyung Electric Machinery Co., Ltd.........................   3,019     14,651
    S-Energy Co., Ltd...........................................   5,092     23,117
*   Seobu T&D...................................................  12,773    114,408
    Seohan Co., Ltd.............................................  55,168     84,128
    Seohee Construction Co., Ltd................................  97,637    104,797
    Seojin System Co., Ltd......................................   2,390     49,798
    Seoul Auction Co., Ltd......................................   4,296     32,942
*   Seoul Pharma Co., Ltd.......................................   2,126     14,418
    Seoul Semiconductor Co., Ltd................................  21,943    360,867
*   Seouleaguer Co., Ltd........................................   5,589     12,530
    SEOWONINTECH Co., Ltd.......................................   5,769     27,300
    Seoyon Co., Ltd.............................................   6,326     25,492
    Seoyon E-Hwa Co., Ltd.......................................   8,658     54,634
#*  Sewon Cellontech Co., Ltd...................................   9,299     29,199
    Sewon Precision Industry Co., Ltd...........................   1,917     13,945
    SEWOONMEDICAL Co., Ltd......................................  10,144     33,734
    SFA Engineering Corp........................................   7,482    269,151
#*  SFA Semicon Co., Ltd........................................  53,773    113,233
*   SFC Co., Ltd................................................   4,742      7,368
*   SG Corp.....................................................  64,713     45,167
*   SG&G Corp...................................................  11,339     19,753
*   SGA Co., Ltd................................................  29,893     13,614
    SH Energy & Chemical Co., Ltd...............................  48,215     48,153
    Shindaeyang Paper Co., Ltd..................................   1,105     78,531
    Shinhan Financial Group Co., Ltd............................  45,616  1,724,052
    Shinhan Financial Group Co., Ltd., ADR......................  14,952    566,681
    Shinil Industrial Co., Ltd..................................  27,475     46,072
    Shinsegae Engineering & Construction Co., Ltd...............   2,043     53,549
    Shinsegae Food Co., Ltd.....................................     986     75,869
    Shinsegae Information & Communication Co., Ltd..............     469     56,712
    Shinsegae International, Inc................................     506    136,357
    Shinsegae, Inc..............................................   2,609    760,262
#*  Shinsung E&G Co., Ltd.......................................  65,534     65,696
*   Shinsung Tongsang Co., Ltd..................................  28,440     23,272
*   Shinwha Intertek Corp.......................................  14,111     28,661
*   Shinwon Construction Co., Ltd...............................   3,359     12,800
*   Shinwon Corp................................................  24,874     41,709
    Shinyoung Securities Co., Ltd...............................   2,196    110,608
    SHOWBOX Corp................................................  22,337     68,391
*   Signetics Corp..............................................  34,301     47,009

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
    SIGONG TECH Co., Ltd........................................   4,127 $    22,493
    Silicon Works Co., Ltd......................................   2,447     102,181
    Silla Co., Ltd..............................................   4,459      56,859
    SIMMTECH Co., Ltd...........................................  11,749      69,036
    SIMPAC, Inc.................................................   9,760      21,487
    Sindoh Co., Ltd.............................................   3,304     141,937
    SK Bioland Co., Ltd.........................................   4,405      67,159
    SK D&D Co., Ltd.............................................   3,581      90,388
    SK Discovery Co., Ltd.......................................   7,353     191,374
    SK Gas, Ltd.................................................   2,746     201,680
    SK Holdings Co., Ltd........................................   8,740   1,922,023
    SK Hynix, Inc............................................... 226,587  15,333,317
    SK Innovation Co., Ltd......................................  18,236   2,851,360
    SK Materials Co., Ltd.......................................   2,534     373,658
    SK Networks Co., Ltd........................................  98,273     493,119
    SK Securities Co., Ltd...................................... 212,632     129,159
    SK Telecom Co., Ltd., Sponsored ADR.........................   6,344     149,718
    SK Telecom Co., Ltd.........................................   3,393     719,675
    SKC Co., Ltd................................................  10,553     323,123
*   SKC Solmics Co., Ltd........................................  17,800      63,838
#   SKCKOLONPI, Inc.............................................   5,680     147,781
    SL Corp.....................................................   9,389     195,388
*   SM Culture & Contents Co., Ltd..............................   6,924      12,441
#*  SM Entertainment Co.........................................   5,520     195,748
#*  S-MAC Co., Ltd..............................................  30,774      27,900
    SMCore, Inc.................................................   1,609      15,459
    SMEC Co., Ltd...............................................  10,746      29,242
*   SNU Precision Co., Ltd......................................   5,420      13,917
    S-Oil Corp..................................................  15,283   1,205,044
*   Solborn, Inc................................................   6,999      30,627
#*  Solid, Inc..................................................  27,922     104,169
    Songwon Industrial Co., Ltd.................................   4,146      71,064
    Soulbrain Co., Ltd..........................................   6,239     269,068
    SPC Samlip Co., Ltd.........................................   1,112     127,972
#   SPG Co., Ltd................................................   5,560      43,341
    Spigen Korea Co., Ltd.......................................   1,132      73,327
    Ssangyong Cement Industrial Co., Ltd........................  44,043     217,561
    ST Pharm Co., Ltd...........................................   1,972      38,689
    Suheung Co., Ltd............................................   3,327      77,269
    Sun Kwang Co., Ltd..........................................   3,561      54,773
    Sunchang Corp...............................................   4,035      18,986
*   SundayToz Corp..............................................   1,704      32,450
    Sung Bo Chemicals Co., Ltd..................................   5,109      22,321
    Sung Kwang Bend Co., Ltd....................................  11,782     117,631
*   Sungchang Enterprise Holdings, Ltd..........................  30,377      54,495
    Sungdo Engineering & Construction Co., Ltd..................   7,793      40,767
#   Sungshin Cement Co., Ltd....................................   9,439      79,885
    Sungwoo Hitech Co., Ltd.....................................  34,636     144,522
#   Sunjin Co., Ltd.............................................   7,779      85,337
*   Sunny Electronics Corp......................................   5,164      14,072
*   Suprema HQ, Inc.............................................   1,525       9,694
*   Suprema, Inc................................................   1,413      36,045
*   Synopex, Inc................................................  29,005      71,281
    Systems Technology, Inc.....................................   6,960      91,635
    Tae Kyung Industrial Co., Ltd...............................   9,059      45,383
    Taekwang Industrial Co., Ltd................................     240     307,951
*   Taewoong Co., Ltd...........................................   6,419      56,094
    Taeyoung Engineering & Construction Co., Ltd................  26,703     292,247
*   Taihan Electric Wire Co., Ltd...............................  81,481      68,954

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   Taihan Fiberoptics Co., Ltd................................. 15,758 $   57,431
    Taihan Textile Co., Ltd.....................................    945     13,231
    Tailim Packaging Co., Ltd...................................  8,783     40,386
*   TBH Global Co., Ltd.........................................  9,861     23,121
    TechWing, Inc...............................................  9,031    113,024
    Telechips, Inc..............................................  2,727     28,530
    TES Co., Ltd................................................  9,398    146,925
    Tesna Co., Ltd..............................................  3,579    119,888
*   Thinkware Systems Corp......................................  3,694     25,574
#*  TK Chemical Corp............................................ 26,714     63,107
    TK Corp..................................................... 11,094    110,295
*   TOBESOFT Co., Ltd........................................... 10,864     41,247
    Tokai Carbon Korea Co., Ltd.................................  2,655    140,922
    Tongyang Life Insurance Co., Ltd............................ 27,834    108,065
    Tongyang, Inc............................................... 72,698    123,976
    Tonymoly Co., Ltd...........................................  1,924     22,999
    Top Engineering Co., Ltd....................................  7,182     52,512
    Toptec Co., Ltd.............................................  3,746     32,557
    Tovis Co., Ltd..............................................  8,227     49,261
    TS Corp.....................................................  2,640     46,742
*   T'way Holdings, Inc......................................... 23,154     50,214
    UBCare Co., Ltd.............................................  6,063     34,145
    Ubiquoss Holdings, Inc......................................  5,651    119,264
    Ubiquoss, Inc...............................................  1,088     35,708
#*  Ugint Co., Ltd.............................................. 45,652     28,707
    UIL Co., Ltd................................................  5,829     26,614
    Uju Electronics Co., Ltd....................................  3,162     24,556
*   Unick Corp..................................................  5,571     37,671
    Unid Co., Ltd...............................................  3,325    143,225
#   Union Semiconductor Equipment & Materials Co., Ltd.......... 17,865     87,766
    Uniquest Corp...............................................  5,700     34,570
*   Unison Co., Ltd............................................. 23,914     27,398
    UniTest, Inc................................................ 10,206    137,601
    Value Added Technology Co., Ltd.............................  4,168     95,214
    Very Good Tour Co., Ltd.....................................  1,852     13,009
    Viatron Technologies, Inc...................................  4,608     47,792
    Vieworks Co., Ltd...........................................  3,125     85,348
#   Visang Education, Inc.......................................  4,557     29,003
*   Vitzrocell Co., Ltd.........................................  4,814     46,028
*   W Holding Co., Ltd.......................................... 65,827     28,617
*   Webzen, Inc.................................................  5,541     88,255
*   Welcron Co., Ltd............................................  7,245     25,272
    Wemade Co., Ltd.............................................  1,592     65,471
    Whanin Pharmaceutical Co., Ltd..............................  3,902     64,582
*   WillBes & Co. (The)......................................... 38,655     47,526
#   Winix, Inc..................................................  4,338     87,868
    Wins Co., Ltd...............................................  1,654     20,115
#   WiSoL Co., Ltd.............................................. 13,375    205,195
*   WIZIT Co., Ltd.............................................. 27,174     28,167
*   Won Ik Corp.................................................  5,765     24,363
*   WONIK CUBE Corp.............................................  9,926     20,350
*   Wonik Holdings Co., Ltd..................................... 21,934     93,271
    WONIK IPS Co., Ltd.......................................... 16,091    385,254
    Wonik Materials Co., Ltd....................................  3,253     66,120
*   Wonik QnC Corp..............................................  6,172     74,609
*   Woongjin Co., Ltd........................................... 34,798     66,741
    Woongjin Coway Co., Ltd..................................... 13,932  1,046,921
*   Woongjin Energy Co., Ltd....................................  6,224      4,870
#*  Woongjin Thinkbig Co., Ltd.................................. 33,387     84,717

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SOUTH KOREA -- (Continued)
*   Woori Financial Group, Inc., Sponsored ADR..................     3,393 $    121,503
    Woori Financial Group, Inc..................................   159,970    1,896,661
*   Woori Investment Bank Co., Ltd..............................   115,250       73,593
    Woori Technology Investment Co., Ltd........................    10,713       30,910
#*  Woori Technology, Inc.......................................    31,424       36,916
*   Wooridul Pharmaceutical, Ltd................................     2,913       19,230
    Woorison F&G Co., Ltd.......................................    18,507       45,455
    Woory Industrial Co., Ltd...................................     2,475       63,073
    Wooshin Systems Co., Ltd....................................     5,755       30,902
*   Woosu AMS Co., Ltd..........................................     3,430       12,183
*   WooSung Feed Co., Ltd.......................................    14,799       46,358
    Worldex Industry & Trading Co., Ltd.........................     1,798        9,085
    Y G-1 Co., Ltd..............................................    13,598      130,569
*   YeaRimDang Publishing Co., Ltd..............................    10,304       53,192
*   Yest Co., Ltd...............................................       735        9,738
    YG Entertainment, Inc.......................................     1,934       59,624
*   YG PLUS.....................................................     6,480       10,561
*   YIK Corp....................................................     5,142       14,777
*   YJM Games Co., Ltd..........................................    15,504       30,771
    YMC Co., Ltd................................................     7,954       57,294
*   Yonwoo Co., Ltd.............................................       401        9,700
    Yoosung Enterprise Co., Ltd.................................    10,361       25,810
    YooSung T&S Co., Ltd........................................     7,040       20,456
    Youlchon Chemical Co., Ltd..................................     5,081       62,048
#*  Young In Frontier Co., Ltd..................................     3,776       29,317
    Young Poong Corp............................................       158      104,859
    Young Poong Precision Corp..................................     6,555       53,860
    Youngone Corp...............................................    10,136      320,659
    Youngone Holdings Co., Ltd..................................     3,692      205,490
*   Yuanta Securities Korea Co., Ltd............................    60,091      171,116
    YuHwa Securities Co., Ltd...................................     2,727       29,618
*   Yujin Robot Co., Ltd........................................     4,869       17,187
*   Yungjin Pharmaceutical Co., Ltd.............................    15,980       89,864
    Zeus Co., Ltd...............................................     3,176       43,434
                                                                           ------------
TOTAL SOUTH KOREA                                                           233,290,666
                                                                           ------------
TAIWAN -- (17.2%)
    ABC Taiwan Electronics Corp.................................    60,930       46,793
    Ability Enterprise Co., Ltd.................................   132,508       61,216
#   Ability Opto-Electronics Technology Co., Ltd................    46,891       79,637
    AcBel Polytech, Inc.........................................   164,685      120,148
    Accton Technology Corp......................................   179,858      764,039
    Acer, Inc................................................... 1,218,287      828,130
    ACES Electronic Co., Ltd....................................    56,000       43,946
*   Acon Holding, Inc...........................................   122,000       31,089
    Acter Co., Ltd..............................................    30,300      177,187
*   Action Electronics Co., Ltd.................................   103,000       23,656
    Actron Technology Corp......................................    40,000      139,368
    A-DATA Technology Co., Ltd..................................    49,605       80,317
    Addcn Technology Co., Ltd...................................    10,000       88,052
    Adlink Technology, Inc......................................    48,814       66,227
    Advanced Ceramic X Corp.....................................    20,000      200,727
    Advanced International Multitech Co., Ltd...................    82,000      122,224
*   Advanced Lithium Electrochemistry Cayman Co., Ltd...........    62,000       40,098
    Advanced Optoelectronic Technology, Inc.....................    49,000       28,242
    Advanced Wireless Semiconductor Co..........................    71,000      116,311
    Advancetek Enterprise Co., Ltd..............................   131,908       67,919
    Advantech Co., Ltd..........................................    74,607      604,490
    Aerospace Industrial Development Corp.......................   325,000      329,880

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
*   AGV Products Corp...........................................   229,172 $   52,300
    Airtac International Group..................................    48,078    644,083
#   Alchip Technologies, Ltd....................................    30,000     79,032
    Alcor Micro Corp............................................    17,000      9,723
*   ALI Corp....................................................   174,000     60,921
    All Ring Tech Co., Ltd......................................    35,000     53,083
    Allied Circuit Co., Ltd.....................................    12,000     23,702
    Allis Electric Co., Ltd.....................................   124,000     62,912
    Alltek Technology Corp......................................    50,402     30,669
    Alltop Technology Co., Ltd..................................    38,000     78,117
#   Alpha Networks, Inc.........................................   125,500     81,143
    Altek Corp..................................................   117,727    102,332
    Amazing Microelectronic Corp................................    34,386     90,615
    Ambassador Hotel (The)......................................   138,000     97,833
    Ampire Co., Ltd.............................................    61,000     50,014
    AMPOC Far-East Co., Ltd.....................................    31,000     31,576
*   AmTRAN Technology Co., Ltd..................................   521,907    201,908
    Anpec Electronics Corp......................................    42,317     86,956
    AP Memory Technology Corp...................................     5,248      7,144
    Apacer Technology, Inc......................................    55,506     60,654
    APAQ Technology Co., Ltd....................................    24,422     25,302
    APCB, Inc...................................................    91,000     92,101
    Apex Biotechnology Corp.....................................    50,477     51,144
#*  Apex International Co., Ltd.................................   100,868    167,098
    Apex Medical Corp...........................................    35,000     30,034
    Apex Science & Engineering..................................    68,848     18,525
    Arcadyan Technology Corp....................................    82,859    229,800
    Ardentec Corp...............................................   285,411    292,869
    Argosy Research, Inc........................................    20,000     32,332
    ASE Technology Holding Co., Ltd., ADR.......................   247,571  1,126,449
    ASE Technology Holding Co., Ltd.............................   802,089  1,863,193
    Asia Cement Corp............................................   728,696    986,301
    Asia Optical Co., Inc.......................................   120,000    344,470
*   Asia Pacific Telecom Co., Ltd............................... 1,338,000    350,289
    Asia Plastic Recycling Holding, Ltd.........................   120,857     29,789
    Asia Polymer Corp...........................................   213,422     98,499
    Asia Tech Image, Inc........................................    26,000     38,172
    Asia Vital Components Co., Ltd..............................   142,278    198,163
#   ASMedia Technology, Inc.....................................    13,312    230,913
    ASPEED Technology, Inc......................................     9,599    199,893
    ASROCK, Inc.................................................     7,000     14,130
    Asustek Computer, Inc.......................................   167,996  1,284,355
    Aten International Co., Ltd.................................    46,000    138,997
#   AU Optronics Corp., Sponsored ADR...........................    46,128    160,987
    AU Optronics Corp........................................... 3,393,000  1,213,468
    Audix Corp..................................................    52,800     67,654
    AURAS Technology Co., Ltd...................................    18,000     80,239
    Aurona Industries, Inc......................................    42,000     28,355
    Aurora Corp.................................................    23,585     75,201
    Avalue Technology, Inc......................................    19,000     29,000
    Avermedia Technologies......................................   109,690     43,527
    AVY Precision Technology, Inc...............................    57,876     60,862
    Awea Mechantronic Co., Ltd..................................    13,230     13,890
    Axiomtek Co., Ltd...........................................    34,000     62,309
*   Azurewave Technologies, Inc.................................    47,000     32,615
    Bank of Kaohsiung Co., Ltd..................................   277,929     86,928
    Basso Industry Corp.........................................    67,000    126,526
    BenQ Materials Corp.........................................    87,000     77,245
#   BES Engineering Corp........................................   803,000    202,834

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Bin Chuan Enterprise Co., Ltd...............................    53,650 $   32,658
    Bionime Corp................................................    13,000     20,734
    Biostar Microtech International Corp........................    91,000     28,444
    Bioteque Corp...............................................    38,010    140,990
    Bizlink Holding, Inc........................................    63,807    413,864
*   Boardtek Electronics Corp...................................    60,000     65,313
    Bon Fame Co., Ltd...........................................     7,000     13,235
    Bright Led Electronics Corp.................................    76,100     30,154
    Brighton-Best International Taiwan, Inc.....................    83,331     93,762
    C Sun Manufacturing, Ltd....................................   106,000    117,283
*   Calin Technology Co., Ltd...................................    26,000     30,484
*   Cameo Communications, Inc...................................   157,000     42,622
    Capital Futures Corp........................................    53,600     83,000
    Capital Securities Corp.....................................   981,902    295,622
#   Career Technology MFG. Co., Ltd.............................    82,950     91,181
*   Carnival Industrial Corp....................................   183,000     34,379
#   Casetek Holdings, Ltd.......................................   113,504    190,086
    Catcher Technology Co., Ltd.................................   303,509  2,406,320
    Cathay Financial Holding Co., Ltd........................... 1,070,125  1,549,611
    Cathay Real Estate Development Co., Ltd.....................   360,300    293,419
    Cayman Engley Industrial Co., Ltd...........................    12,785     50,730
    Celxpert Energy Corp........................................    24,000     25,576
    Center Laboratories, Inc....................................    53,554    136,431
    Central Reinsurance Co., Ltd................................    90,300     52,036
    Chailease Holding Co., Ltd..................................   444,720  1,895,988
    Chain Chon Industrial Co., Ltd..............................   103,000     28,811
    ChainQui Construction Development Co., Ltd..................    31,720     29,986
*   Champion Building Materials Co., Ltd........................   168,000     35,843
    Chang Hwa Commercial Bank, Ltd.............................. 1,275,467    764,052
    Chang Wah Electromaterials, Inc.............................    18,524    107,436
    Chang Wah Technology Co., Ltd...............................     9,000     81,249
    Channel Well Technology Co., Ltd............................   121,000    106,479
    Chant Sincere Co., Ltd......................................    25,000     22,498
    Charoen Pokphand Enterprise.................................   106,160    201,769
    Chaun-Choung Technology Corp................................    14,000     78,415
    CHC Healthcare Group........................................    49,000     63,943
    CHC Resources Corp..........................................    30,379     51,634
    Chen Full International Co., Ltd............................    46,000     58,685
    Chenbro Micom Co., Ltd......................................    37,000     78,414
    Cheng Loong Corp............................................   501,480    320,730
#*  Cheng Mei Materials Technology Corp.........................   401,250    166,996
    Cheng Shin Rubber Industry Co., Ltd.........................   888,808  1,187,401
    Cheng Uei Precision Industry Co., Ltd.......................   159,159    193,411
    Chenming Mold Industry Corp.................................    64,000     38,392
    Chia Chang Co., Ltd.........................................    76,000    110,071
    Chia Hsin Cement Corp.......................................   257,000    124,794
    Chian Hsing Forging Industrial Co., Ltd.....................    22,000     42,436
    Chicony Electronics Co., Ltd................................   156,350    385,424
    Chicony Power Technology Co., Ltd...........................    73,731    131,187
    Chieftek Precision Co., Ltd.................................    37,500    137,881
    Chien Kuo Construction Co., Ltd.............................   138,675     46,477
    Chilisin Electronics Corp...................................   112,590    360,022
    Chime Ball Technology Co., Ltd..............................    10,565     15,423
    China Airlines, Ltd......................................... 2,032,062    644,642
    China Bills Finance Corp....................................   575,000    274,473
    China Chemical & Pharmaceutical Co., Ltd....................   137,000     83,629
    China Development Financial Holding Corp.................... 2,964,579    955,601
    China Ecotek Corp...........................................    10,000     11,137
    China Electric Manufacturing Corp...........................   157,000     50,730

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    China Fineblanking Technology Co., Ltd......................    13,000 $   13,943
#   China General Plastics Corp.................................   229,192    168,665
    China Glaze Co., Ltd........................................    98,680     32,756
    China Life Insurance Co., Ltd...............................   681,386    567,325
    China Man-Made Fiber Corp...................................   671,728    211,708
    China Metal Products........................................   167,190    203,348
    China Motor Corp............................................   286,000    256,828
#*  China Petrochemical Development Corp........................ 1,658,092    626,281
#   China Steel Chemical Corp...................................    68,227    297,183
    China Steel Corp............................................ 2,751,940  2,223,583
#   China Steel Structure Co., Ltd..............................    35,000     29,881
    China Wire & Cable Co., Ltd.................................    63,120     42,385
    Chinese Maritime Transport, Ltd.............................    67,120     70,337
*   Ching Feng Home Fashions Co., Ltd...........................    41,000     29,404
    Chin-Poon Industrial Co., Ltd...............................   248,113    308,982
    Chipbond Technology Corp....................................   301,000    683,090
    ChipMOS Techinologies, Inc..................................   103,594     90,317
    ChipMOS Technologies, Inc., ADR.............................     5,151     88,692
    Chlitina Holding, Ltd.......................................    25,000    204,597
    Chong Hong Construction Co., Ltd............................   116,361    327,374
    Chroma ATE, Inc.............................................   148,466    711,244
    Chun YU Works & Co., Ltd....................................   122,000     92,843
    Chun Yuan Steel.............................................   238,999     80,810
    Chung Hsin Electric & Machinery Manufacturing Corp..........   253,000    170,380
#*  Chung Hung Steel Corp.......................................   641,889    255,757
    Chung Hwa Pulp Corp.........................................   241,246     74,507
    Chunghwa Precision Test Tech Co., Ltd.......................     4,000     62,452
    Chunghwa Telecom Co., Ltd., Sponsored ADR...................    41,637  1,500,597
    Chunghwa Telecom Co., Ltd...................................   261,800    943,061
    Chyang Sheng Dyeing & Finishing Co., Ltd....................    75,000     37,171
    Cleanaway Co., Ltd..........................................    45,000    248,357
    Clevo Co....................................................   252,869    240,842
#*  CMC Magnetics Corp.......................................... 1,082,642    247,318
    Coland Holdings, Ltd........................................    22,000     19,949
    Compal Electronics, Inc..................................... 1,805,086  1,166,832
    Compeq Manufacturing Co., Ltd...............................   679,000    562,662
    Compucase Enterprise........................................    46,000     42,103
    Concord Securities Co., Ltd.................................   277,975     66,150
#   Concraft Holding Co., Ltd...................................    23,430    100,720
    Continental Holdings Corp...................................   229,250    114,310
*   Contrel Technology Co., Ltd.................................    70,000     44,497
    Coremax Corp................................................    42,287    118,231
    Coretronic Corp.............................................   277,600    432,179
    Co-Tech Development Corp....................................   125,541    133,519
    Cowealth Medical Holding Co., Ltd...........................    21,600     32,179
    Coxon Precise Industrial Co., Ltd...........................    59,000     36,622
    Creative Sensor, Inc........................................    51,000     36,572
*   CSBC Corp. Taiwan...........................................    87,031     73,436
    CTBC Financial Holding Co., Ltd............................. 3,783,612  2,591,970
    CTCI Corp...................................................   203,555    315,630
    C-Tech United Corp..........................................    19,555     13,850
    Cub Elecparts, Inc..........................................    29,283    260,521
    CviLux Corp.................................................    40,902     33,899
    CX Technology Co., Ltd......................................    35,135     26,429
    Cyberlink Corp..............................................    31,356     76,150
    CyberPower Systems, Inc.....................................    24,000     70,015
    CyberTAN Technology, Inc....................................   172,576     91,744
    Cypress Technology Co., Ltd.................................    16,900     48,149
    DA CIN Construction Co., Ltd................................   121,000     82,250

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Dadi Early-Childhood Education Group, Ltd...................    12,660 $  100,018
    Dafeng TV, Ltd..............................................    28,396     33,777
    Da-Li Development Co., Ltd..................................    38,046     38,740
*   Danen Technology Corp.......................................   188,000      9,076
    Darfon Electronics Corp.....................................    83,000    128,293
    Darwin Precisions Corp......................................   160,000    100,014
#   Daxin Materials Corp........................................    33,000     99,564
#   De Licacy Industrial Co., Ltd...............................   135,209    100,368
*   Delpha Construction Co., Ltd................................    60,639     33,357
#   Delta Electronics, Inc......................................   301,940  1,593,664
    Depo Auto Parts Ind Co., Ltd................................    65,000    145,466
    Dimerco Data System Corp....................................    31,000     38,340
    Dimerco Express Corp........................................    60,000     42,354
*   D-Link Corp.................................................   349,148    163,042
    Draytek Corp................................................    13,000     12,165
    Dyaco International, Inc....................................    14,000     16,448
*   Dynamic Electronics Co., Ltd................................   146,006     44,398
    Dynapack International Technology Corp......................    84,000    135,193
    E Ink Holdings, Inc.........................................   239,000    286,974
    E.Sun Financial Holding Co., Ltd............................ 2,820,885  2,316,250
    Eastern Media International Corp............................   192,000     77,477
    Eclat Textile Co., Ltd......................................    57,279    818,834
    ECOVE Environment Corp......................................    17,000    102,902
*   Edimax Technology Co., Ltd..................................   145,044     52,399
*   Edison Opto Corp............................................    54,000     27,993
    Edom Technology Co., Ltd....................................    81,014     36,233
    eGalax_eMPIA Technology, Inc................................    28,909     43,874
#   Egis Technology, Inc........................................    33,000    277,596
    Elan Microelectronics Corp..................................   139,959    379,521
*   E-Lead Electronic Co., Ltd..................................    39,000     25,149
    E-LIFE MALL Corp............................................    42,000     88,895
    Elite Advanced Laser Corp...................................   108,928    231,058
#   Elite Material Co., Ltd.....................................   151,909    489,749
    Elite Semiconductor Memory Technology, Inc..................   140,000    148,090
    Elitegroup Computer Systems Co., Ltd........................   201,235     77,932
    eMemory Technology, Inc.....................................    32,000    400,077
#   Ennoconn Corp...............................................    23,587    208,272
    EnTie Commercial Bank Co., Ltd..............................   129,500     59,498
    Epileds Technologies, Inc...................................    59,000     33,618
#   Epistar Corp................................................   643,954    564,030
    Eslite Spectrum Corp. (The).................................     9,000     38,321
    Eson Precision Ind. Co., Ltd................................    30,000     36,464
    Eternal Materials Co., Ltd..................................   381,075    315,250
*   E-Ton Solar Tech Co., Ltd...................................    72,966      6,740
*   Etron Technology, Inc.......................................   171,000     54,461
    Eurocharm Holdings Co., Ltd.................................    13,000     64,908
    Eva Airways Corp............................................ 1,788,624    877,192
*   Everest Textile Co., Ltd....................................   276,646    102,071
    Evergreen International Storage & Transport Corp............   301,000    134,076
    Everlight Electronics Co., Ltd..............................   293,149    293,568
    Excellence Opto, Inc........................................    49,000     31,611
    Excelsior Medical Co., Ltd..................................    57,800     91,963
    EZconn Corp.................................................    25,000     32,134
    Far Eastern Department Stores, Ltd..........................   675,370    358,586
    Far Eastern International Bank.............................. 1,203,273    448,064
    Far Eastern New Century Corp................................ 1,118,560  1,221,462
    Far EasTone Telecommunications Co., Ltd.....................   524,000  1,285,864
    Faraday Technology Corp.....................................    79,000    130,441
    Farglory F T Z Investment Holding Co., Ltd..................    24,000     13,769

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Farglory Land Development Co., Ltd..........................   212,442 $  262,220
*   Federal Corp................................................   212,729     74,738
    Feedback Technology Corp....................................    15,400     41,235
    Feng Hsin Steel Co., Ltd....................................   239,550    471,413
    Feng TAY Enterprise Co., Ltd................................   107,107    868,482
*   First Copper Technology Co., Ltd............................   120,000     40,221
    First Financial Holding Co., Ltd............................ 1,904,506  1,359,701
    First Hi-Tec Enterprise Co., Ltd............................    54,000     83,588
    First Hotel.................................................    84,746     39,363
    First Insurance Co., Ltd. (The).............................   154,606     72,340
*   First Steamship Co., Ltd....................................   355,234    141,145
#   FLEXium Interconnect, Inc...................................   177,001    556,293
    Flytech Technology Co., Ltd.................................    75,373    191,109
#   FocalTech Systems Co., Ltd..................................   170,792    139,135
    Forest Water Environment Engineering Co., Ltd...............    21,667     40,949
    Formosa Advanced Technologies Co., Ltd......................    93,000    106,176
    Formosa Chemicals & Fibre Corp..............................   761,378  2,739,698
    Formosa International Hotels Corp...........................    21,905    111,308
    Formosa Oilseed Processing Co., Ltd.........................    36,000     87,507
    Formosa Optical Technology Co., Ltd.........................     7,000     14,382
    Formosa Petrochemical Corp..................................   298,000  1,105,889
    Formosa Plastics Corp.......................................   650,134  2,359,413
    Formosa Sumco Technology Corp...............................    23,000     87,852
    Formosa Taffeta Co., Ltd....................................   371,000    447,460
    Formosan Rubber Group, Inc..................................   154,720     86,181
    Formosan Union Chemical.....................................   214,260     97,150
    Fortune Electric Co., Ltd...................................    42,000     28,481
    Founding Construction & Development Co., Ltd................    87,460     45,533
    Foxconn Technology Co., Ltd.................................   394,536    885,150
    Foxsemicon Integrated Technology, Inc.......................    39,562    183,646
    Froch Enterprise Co., Ltd...................................   155,713     70,348
    FSP Technology, Inc.........................................    78,886     53,264
    Fubon Financial Holding Co., Ltd............................ 1,831,896  2,707,156
    Fulgent Sun International Holding Co., Ltd..................    59,216    127,793
    Fullerton Technology Co., Ltd...............................    69,000     47,586
    Fulltech Fiber Glass Corp...................................   201,544    102,958
    Fwusow Industry Co., Ltd....................................    31,756     18,808
    G Shank Enterprise Co., Ltd.................................    86,382     66,372
    Gallant Precision Machining Co., Ltd........................   103,000     80,789
    Gamania Digital Entertainment Co., Ltd......................    12,000     29,323
    GCS Holdings, Inc...........................................    30,000     58,967
    GEM Services, Inc...........................................    29,700     69,062
#   Gemtek Technology Corp......................................   204,574    172,368
    General Interface Solution Holding, Ltd.....................   116,000    450,076
    General Plastic Industrial Co., Ltd.........................    34,384     39,354
    Generalplus Technology, Inc.................................    25,000     29,003
    Genesys Logic, Inc..........................................    43,000     50,668
#   Genius Electronic Optical Co., Ltd..........................    29,071    373,681
*   GeoVision, Inc..............................................    37,264     39,414
    Getac Technology Corp.......................................   129,000    194,294
    Giant Manufacturing Co., Ltd................................   144,287  1,100,425
    Giantplus Technology Co., Ltd...............................   118,000     45,450
    Gigabyte Technology Co., Ltd................................   257,000    413,714
    Gigasolar Materials Corp....................................    13,280     34,519
*   Gigastorage Corp............................................   276,213     53,789
    Ginko International Co., Ltd................................    13,000     89,131
    Global Brands Manufacture, Ltd..............................   192,666     90,336
    Global Lighting Technologies, Inc...........................    52,000     65,722
    Global Mixed Mode Technology, Inc...........................    32,000     84,795

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Global PMX Co., Ltd.........................................    22,000 $   79,933
#   Global Unichip Corp.........................................    39,000    287,354
#   Globalwafers Co., Ltd.......................................    92,000  1,008,478
    Globe Union Industrial Corp.................................   193,518    109,373
    Gloria Material Technology Corp.............................   240,708    153,960
*   GlycoNex, Inc...............................................    11,000      8,331
*   Gold Circuit Electronics, Ltd...............................   250,263    101,678
    Golden Friends Corp.........................................    22,500     41,655
#   Goldsun Building Materials Co., Ltd.........................   633,730    170,509
    Good Will Instrument Co., Ltd...............................    29,859     26,780
    Gourmet Master Co., Ltd.....................................    51,052    325,689
    Grand Fortune Securities Co., Ltd...........................    86,000     23,562
    Grand Ocean Retail Group, Ltd...............................    42,000     43,137
    Grand Pacific Petrochemical.................................   570,000    393,010
    Grand Plastic Technology Corp...............................    14,000     62,128
    GrandTech CG Systems, Inc...................................    29,000     43,900
    Grape King Bio, Ltd.........................................    54,000    374,913
    Great China Metal Industry..................................   105,000     85,474
#   Great Taipei Gas Co., Ltd...................................   155,000    146,495
    Great Wall Enterprise Co., Ltd..............................   293,259    333,269
    Greatek Electronics, Inc....................................   191,000    264,408
*   Green Energy Technology, Inc................................   181,537      1,879
    Green River Holding Co., Ltd................................     8,080     27,746
    Green Seal Holding, Ltd.....................................     9,500     11,396
    GTM Holdings Corp...........................................    63,000     37,524
    Hannstar Board Corp.........................................   172,681    183,712
    HannStar Display Corp....................................... 1,606,667    416,054
#*  HannsTouch Solution, Inc....................................   351,743    171,549
    Hanpin Electron Co., Ltd....................................    38,000     46,670
    Harvatek Corp...............................................    83,052     43,516
    HI CLEARANCE, Inc...........................................       107         71
    Hi-Clearance, Inc...........................................     5,000     17,069
    Highlight Tech Corp.........................................    46,000     38,285
    Highwealth Construction Corp................................   359,918    576,510
    HIM International Music, Inc................................    21,190     72,809
    Hiroca Holdings, Ltd........................................    35,728     86,650
    Hitron Technology, Inc......................................   168,799    116,912
#   Hiwin Technologies Corp.....................................   104,012    990,548
    Ho Tung Chemical Corp.......................................   474,035    106,614
    Hocheng Corp................................................   137,300     35,260
    Holiday Entertainment Co., Ltd..............................    37,000     78,321
    Holtek Semiconductor, Inc...................................    99,000    237,323
#   Holy Stone Enterprise Co., Ltd..............................    80,000    267,018
    Hon Hai Precision Industry Co., Ltd......................... 2,240,599  6,308,022
    Hon Hai Precision Industry Co., Ltd., GDR...................    92,121    523,415
    Hon Hai Precision Industry Co., Ltd., GDR...................    22,930    130,242
    Hong Pu Real Estate Development Co., Ltd....................   107,609     67,543
    Hong TAI Electric Industrial................................   125,000     39,654
    Hong YI Fiber Industry Co...................................    68,000     44,360
    Horizon Securities Co., Ltd.................................   220,000     47,160
#   Hota Industrial Manufacturing Co., Ltd......................    98,871    360,196
    Hotai Motor Co., Ltd........................................    78,000  1,180,454
    Hotron Precision Electronic Industrial Co., Ltd.............    31,620     55,669
#   Hsin Kuang Steel Co., Ltd...................................   121,788    120,567
    Hsin Yung Chien Co., Ltd....................................    15,900     44,372
    Hu Lane Associate, Inc......................................    48,151    135,086
    HUA ENG Wire & Cable Co., Ltd...............................   211,000     64,526
    Hua Nan Financial Holdings Co., Ltd......................... 1,453,638    950,616
    Huaku Development Co., Ltd..................................    96,465    243,952

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Huang Hsiang Construction Corp..............................    88,000 $   79,352
    Hung Ching Development & Construction Co., Ltd..............    73,000     52,547
    Hung Sheng Construction, Ltd................................   374,000    273,114
    Huxen Corp..................................................    10,000     15,065
*   Hwa Fong Rubber Industrial Co., Ltd.........................   118,430     46,590
    Hwacom Systems, Inc.........................................    43,000     25,819
    Ibase Technology, Inc.......................................    61,076     78,483
*   Ichia Technologies, Inc.....................................   174,897     97,808
*   I-Chiun Precision Industry Co., Ltd.........................   112,000     32,892
*   Ideal Bike Corp.............................................   121,999     23,927
    IEI Integration Corp........................................   102,800    114,044
    Infortrend Technology, Inc..................................   110,798     45,744
    Info-Tek Corp...............................................    26,000     14,039
    Innodisk Corp...............................................    35,171    132,358
    Innolux Corp................................................ 4,477,461  1,436,741
    Inpaq Technology Co., Ltd...................................    45,000     49,954
    Intai Technology Corp.......................................    14,000     48,776
    Integrated Service Technology, Inc..........................    38,000     52,446
    IntelliEPI, Inc.............................................     9,000     19,214
    International CSRC Investment Holdings Co...................   301,239    409,927
    International Games System Co., Ltd.........................    33,000    273,422
    Inventec Corp............................................... 1,126,181    904,826
    Iron Force Industrial Co., Ltd..............................    24,000     66,065
    I-Sheng Electric Wire & Cable Co., Ltd......................    50,000     70,252
    ITE Technology, Inc.........................................    79,202     89,909
    ITEQ Corp...................................................   118,299    390,667
    Jarllytec Co., Ltd..........................................    29,000     63,637
    Jentech Precision Industrial Co., Ltd.......................    24,000     91,096
    Jess-Link Products Co., Ltd.................................    42,875     44,294
    Jih Lin Technology Co., Ltd.................................    31,000     65,801
    Jih Sun Financial Holdings Co., Ltd.........................   855,695    272,057
    Jinan Acetate Chemical Co., Ltd.............................     4,000     19,166
    Jinli Group Holdings, Ltd...................................    79,803     45,562
    Johnson Health Tech Co., Ltd................................    30,948     44,317
    Jourdeness Group, Ltd.......................................    16,000     52,620
    K Laser Technology, Inc.....................................   105,000     48,444
    Kaimei Electronic Corp......................................    24,242     43,963
    Kaori Heat Treatment Co., Ltd...............................    45,983     66,080
    Kaulin Manufacturing Co., Ltd...............................    33,000     18,005
    KEE TAI Properties Co., Ltd.................................   318,226    119,430
    Kenda Rubber Industrial Co., Ltd............................   195,842    191,096
    Kenmec Mechanical Engineering Co., Ltd......................   152,000     70,632
    Kerry TJ Logistics Co., Ltd.................................    82,000     97,541
    Kindom Construction Corp....................................   274,000    187,017
    King Chou Marine Technology Co., Ltd........................    45,660     56,820
    King Slide Works Co., Ltd...................................    19,050    200,318
    King Yuan Electronics Co., Ltd..............................   791,529    734,116
    Kingcan Holdings, Ltd.......................................    27,675     13,715
    Kingpak Technology, Inc.....................................    22,000    124,559
    King's Town Bank Co., Ltd...................................   433,000    463,279
    King's Town Construction Co., Ltd...........................    49,348     41,267
    Kinik Co....................................................    64,000    127,912
*   Kinko Optical Co., Ltd......................................    23,000     22,522
    Kinpo Electronics...........................................   813,028    289,793
    Kinsus Interconnect Technology Corp.........................   177,009    267,355
    KMC Kuei Meng International, Inc............................    34,761    127,222
    KNH Enterprise Co., Ltd.....................................    59,000     21,010
    KS Terminals, Inc...........................................    67,760    100,665
    Kung Long Batteries Industrial Co., Ltd.....................    36,000    191,326

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Kung Sing Engineering Corp..................................   188,000 $   44,532
*   Kuo Toong International Co., Ltd............................   110,108     78,513
    Kuoyang Construction Co., Ltd...............................   253,652     98,417
    Kwong Fong Industries Corp..................................    50,442     24,214
    Kwong Lung Enterprise Co., Ltd..............................    41,000     65,177
    KYE Systems Corp............................................   146,426     41,786
    L&K Engineering Co., Ltd....................................    92,000     81,883
    LAN FA Textile..............................................   159,277     39,500
    Land Mark Optoelectronics Corp..............................    29,000    260,039
    Lanner Electronics, Inc.....................................    42,420    106,789
    Largan Precision Co., Ltd...................................    19,306  2,898,263
    Laser Tek Taiwan Co., Ltd...................................    50,000     48,600
    Laster Tech Corp., Ltd......................................    31,669     39,808
*   Leader Electronics, Inc.....................................    67,602     18,356
#   Lealea Enterprise Co., Ltd..................................   414,981    135,108
    Ledlink Optics, Inc.........................................    38,467     34,148
    LEE CHI Enterprises Co., Ltd................................   103,000     33,537
    Lelon Electronics Corp......................................    44,250     57,969
    Lemtech Holdings Co., Ltd...................................    14,000     65,578
*   Leofoo Development Co., Ltd.................................   138,645     28,466
    LES Enphants Co., Ltd.......................................    90,901     25,593
    Lextar Electronics Corp.....................................   167,000     94,741
    Li Cheng Enterprise Co., Ltd................................    48,675    106,748
*   Li Peng Enterprise Co., Ltd.................................   323,806     76,465
    Lian HWA Food Corp..........................................    47,540     70,452
    Lida Holdings, Ltd..........................................    27,000     50,866
    Lien Hwa Industrial Corp....................................   277,026    303,976
    Lifestyle Global Enterprise, Inc............................     8,000     30,054
    Lingsen Precision Industries, Ltd...........................   228,000     70,788
    Lion Travel Service Co., Ltd................................    21,000     58,221
    Lite-On Semiconductor Corp..................................    70,213     78,863
    Lite-On Technology Corp.....................................   872,395  1,230,912
    Long Bon International Co., Ltd.............................   198,225    110,712
#   Long Chen Paper Co., Ltd....................................   372,443    218,423
#   Longwell Co.................................................    59,000    103,912
    Lotes Co., Ltd..............................................    36,509    259,292
    Lu Hai Holding Corp.........................................    19,799     28,282
*   Lucky Cement Corp...........................................   112,000     25,513
    Lumax International Corp., Ltd..............................    43,492    101,251
    Lung Yen Life Service Corp..................................    72,000    142,956
*   LuxNet Corp.................................................    35,698     26,194
    Macauto Industrial Co., Ltd.................................    30,000     83,647
    Machvision, Inc.............................................    17,000    233,127
    Macroblock, Inc.............................................    15,367     54,075
#   Macronix International...................................... 1,253,201    975,087
    Makalot Industrial Co., Ltd.................................    74,686    515,289
    Marketech International Corp................................    31,000     54,198
    Materials Analysis Technology, Inc..........................    23,160     56,870
    Mayer Steel Pipe Corp.......................................    99,259     51,245
    MediaTek, Inc...............................................   221,360  2,121,630
    Mega Financial Holding Co., Ltd............................. 2,195,669  2,107,969
    Meiloon Industrial Co.......................................    35,650     25,293
#   Mercuries & Associates Holding, Ltd.........................   215,019    121,796
*   Mercuries Life Insurance Co., Ltd...........................   479,821    172,444
    Merida Industry Co., Ltd....................................    14,735     85,866
    Merry Electronics Co., Ltd..................................    64,870    373,640
*   Microbio Co., Ltd...........................................   121,572     57,685
    Micro-Star International Co., Ltd...........................   305,233    847,838
    Mildef Crete, Inc...........................................    27,000     37,578

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    MIN AIK Technology Co., Ltd.................................    83,200 $   42,723
    Mirle Automation Corp.......................................   103,805    168,195
    Mitac Holdings Corp.........................................   423,733    439,361
    Mobiletron Electronics Co., Ltd.............................    35,440     42,833
    momo.com, Inc...............................................    19,000    169,568
*   Motech Industries, Inc......................................   253,097     70,177
    MPI Corp....................................................    48,000    109,334
    Nak Sealing Technologies Corp...............................    37,000     86,483
    Namchow Holdings Co., Ltd...................................    91,000    156,970
    Nan Kang Rubber Tire Co., Ltd...............................   204,139    233,972
#   Nan Liu Enterprise Co., Ltd.................................    18,000     96,246
    Nan Ren Lake Leisure Amusement Co., Ltd.....................    99,000     24,069
    Nan Ya Plastics Corp........................................ 1,101,674  2,787,126
#   Nan Ya Printed Circuit Board Corp...........................   135,072    203,402
    Nang Kuang Pharmaceutical Co., Ltd..........................    21,000     20,809
    Nantex Industry Co., Ltd....................................   148,964    157,319
    Nanya Technology Corp.......................................   648,000  1,376,184
    National Petroleum Co., Ltd.................................    37,000     51,834
    Netronix, Inc...............................................    30,000     41,592
*   New Asia Construction & Development Corp....................    43,880      8,781
    New Best Wire Industrial Co., Ltd...........................    27,600     22,880
    New Era Electronics Co., Ltd................................    68,000     50,373
    Nexcom International Co., Ltd...............................    44,000     40,005
    Nichidenbo Corp.............................................    87,193    164,618
    Nien Hsing Textile Co., Ltd.................................    78,110     71,281
    Nien Made Enterprise Co., Ltd...............................    64,000    502,182
    Nishoku Technology, Inc.....................................    18,400     32,396
    Novatek Microelectronics Corp...............................   240,000  1,569,998
    Nuvoton Technology Corp.....................................    54,000     85,824
    O-Bank Co., Ltd.............................................   515,000    131,799
*   Ocean Plastics Co., Ltd.....................................   104,000     91,404
    On-Bright Electronics, Inc..................................    19,380    112,502
    OptoTech Corp...............................................   277,698    209,230
    Orient Europharma Co., Ltd..................................    19,000     35,326
*   Orient Semiconductor Electronics, Ltd.......................   134,310     69,713
    Oriental Union Chemical Corp................................   331,821    279,460
    O-TA Precision Industry Co., Ltd............................    35,935     31,580
    Pacific Construction Co.....................................   167,000     61,619
    Pacific Hospital Supply Co., Ltd............................    21,000     49,815
    Paiho Shih Holdings Corp....................................    42,292     65,738
#*  Pan Jit International, Inc..................................   197,000    173,917
#   Pan-International Industrial Corp...........................   259,514    221,642
    Pao long International Co., Ltd.............................    45,000     22,891
    Parade Technologies, Ltd....................................    30,400    515,393
*   Paragon Technologies Co., Ltd...............................    30,762     18,821
    PCL Technologies, Inc.......................................     9,220     28,153
    P-Duke Technology Co., Ltd..................................    25,700     85,335
#   Pegatron Corp...............................................   728,037  1,376,331
    PharmaEngine, Inc...........................................     8,399     28,981
#   Pharmally International Holding Co., Ltd....................    21,135    146,598
*   Phihong Technology Co., Ltd.................................   200,810     66,746
    Phison Electronics Corp.....................................    42,000    395,555
    Phoenix Tours International, Inc............................    14,700     17,419
    Pixart Imaging, Inc.........................................    53,030    169,817
    Planet Technology Corp......................................    23,000     48,036
    Plastron Precision Co., Ltd.................................    52,406     25,576
    Plotech Co., Ltd............................................    67,000     37,468
    Polytronics Technology Corp.................................    27,000     50,828
    Posiflex Technology, Inc....................................    22,346     78,870

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Pou Chen Corp...............................................   748,144 $  910,153
    Power Wind Health Industry, Inc.............................    13,729     88,489
    Powertech Technology, Inc...................................   446,400  1,114,551
    Poya International Co., Ltd.................................    29,873    362,133
    President Chain Store Corp..................................   148,000  1,380,864
    President Securities Corp...................................   470,795    204,965
    Primax Electronics, Ltd.....................................   233,000    477,210
    Prince Housing & Development Corp...........................   746,087    269,199
*   Princeton Technology Corp...................................   105,000     29,883
    Pro Hawk Corp...............................................     3,000     14,664
    Promate Electronic Co., Ltd.................................    85,000     89,152
*   Promise Technology, Inc.....................................    76,000     19,773
#   Prosperity Dielectrics Co., Ltd.............................    52,032    118,005
    P-Two Industries, Inc.......................................    35,000     54,587
    Qisda Corp..................................................   649,439    413,638
    QST International Corp......................................    31,000     81,270
    Qualipoly Chemical Corp.....................................    52,198     49,790
    Quang Viet Enterprise Co., Ltd..............................    20,000    101,532
    Quanta Computer, Inc........................................   355,715    682,142
    Quanta Storage, Inc.........................................    77,000    141,838
    Quintain Steel Co., Ltd.....................................   152,306     39,983
    Radiant Opto-Electronics Corp...............................   238,144    804,866
*   Radium Life Tech Co., Ltd...................................   474,056    207,858
    Rafael Microelectronics, Inc................................    13,000     70,655
    Realtek Semiconductor Corp..................................    99,268    673,067
    Rechi Precision Co., Ltd....................................   173,173    144,931
    Rich Development Co., Ltd...................................   285,254     83,798
    RichWave Technology Corp....................................    23,100     41,636
*   Ritek Corp..................................................   462,887    155,006
    Rodex Fasteners Corp........................................    25,000     37,163
#*  Roo Hsing Co., Ltd..........................................   471,000    210,697
*   Rotam Global Agrosciences, Ltd..............................    37,830     23,163
    Ruentex Development Co., Ltd................................   180,244    247,581
    Ruentex Engineering & Construction Co.......................    21,000     40,019
    Ruentex Industries, Ltd.....................................   229,941    549,585
    Run Long Construction Co., Ltd..............................    97,000    208,010
    Samebest Co., Ltd...........................................    13,200     57,358
    Sampo Corp..................................................   147,200     79,572
    San Fang Chemical Industry Co., Ltd.........................   118,992     91,514
    San Far Property, Ltd.......................................    97,000     60,158
    San Shing Fastech Corp......................................    64,479    113,583
    Sanitar Co., Ltd............................................    24,000     29,946
    Sanyang Motor Co., Ltd......................................   174,684    113,921
    SCI Pharmtech, Inc..........................................    20,000     61,018
    Scientech Corp..............................................    25,000     57,463
    SDI Corp....................................................    73,000    165,505
    Senao International Co., Ltd................................    29,000     33,403
    Senao Networks, Inc.........................................    17,000     58,747
#   Sercomm Corp................................................   105,000    231,538
    Sesoda Corp.................................................   111,358     94,089
    Shan-Loong Transportation Co., Ltd..........................    48,000     46,755
    Sharehope Medicine Co., Ltd.................................    30,415     27,871
    Sheng Yu Steel Co., Ltd.....................................    70,000     43,735
    ShenMao Technology, Inc.....................................    35,435     22,905
    Shih Her Technologies, Inc..................................    20,000     30,256
*   Shih Wei Navigation Co., Ltd................................   138,446     42,219
#   Shihlin Electric & Engineering Corp.........................   175,000    236,607
    Shin Kong Financial Holding Co., Ltd........................ 1,932,870    547,653
    Shin Zu Shing Co., Ltd......................................    75,149    286,291

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES   VALUE>>
                                                                 --------- --------
TAIWAN -- (Continued)
    Shinih Enterprise Co., Ltd..................................    17,000 $  8,813
*   Shining Building Business Co., Ltd..........................   262,770   86,359
    Shinkong Insurance Co., Ltd.................................   143,000  179,748
    Shinkong Synthetic Fibers Corp..............................   668,191  294,062
    Shinkong Textile Co., Ltd...................................    45,800   62,688
    Shiny Chemical Industrial Co., Ltd..........................    28,112   79,505
*   Shuttle, Inc................................................   167,000   64,755
    Sigurd Microelectronics Corp................................   249,559  249,198
#   Silergy Corp................................................    19,000  311,635
#*  Silicon Integrated Systems Corp.............................   313,000   89,656
*   Silitech Technology Corp....................................    99,396   47,210
    Simplo Technology Co., Ltd..................................    58,400  495,985
    Sinbon Electronics Co., Ltd.................................   118,917  419,957
    Sincere Navigation Corp.....................................   196,350  109,342
    Single Well Industrial Corp.................................    40,000   31,507
    Sinher Technology, Inc......................................    29,000   46,752
#   Sinmag Equipment Corp.......................................    23,979   95,559
    Sino-American Silicon Products, Inc.........................   264,000  572,384
    Sinon Corp..................................................   230,000  140,334
    SinoPac Financial Holdings Co., Ltd......................... 2,351,222  906,330
    Sinphar Pharmaceutical Co., Ltd.............................    86,960   56,436
    Sinyi Realty Co.............................................    93,549   95,232
    Sirtec International Co., Ltd...............................    75,600   60,448
    Sitronix Technology Corp....................................    47,434  195,353
    Siward Crystal Technology Co., Ltd..........................   111,000   74,860
    Soft-World International Corp...............................    41,000   97,139
*   Solar Applied Materials Technology Co.......................   188,110  114,302
    Solomon Technology Corp.....................................    71,000   54,692
    Solteam Electronics Co., Ltd................................    30,300   27,419
    Song Shang Electronics Co., Ltd.............................    53,040   29,168
    Sonix Technology Co., Ltd...................................    58,000   59,000
    Southeast Cement Co., Ltd...................................   137,000   72,093
    Spirox Corp.................................................    52,000   43,967
    Sporton International, Inc..................................    34,892  207,015
    St Shine Optical Co., Ltd...................................    26,000  485,760
    Standard Chemical & Pharmaceutical Co., Ltd.................    51,000   54,496
    Standard Foods Corp.........................................   155,642  275,431
    Stark Technology, Inc.......................................    55,200  100,268
    Sun Yad Construction Co., Ltd...............................    50,000   25,928
    Sunjuice Holdings Co., Ltd..................................     6,000   33,013
    Sunko INK Co., Ltd..........................................    52,000   15,658
    Sunny Friend Environmental Technology Co., Ltd..............    34,000  289,606
#   Sunonwealth Electric Machine Industry Co., Ltd..............   135,000  158,688
    Sunplus Technology Co., Ltd.................................   327,000  134,561
    Sunrex Technology Corp......................................    90,631   55,045
    Sunspring Metal Corp........................................    52,000   59,197
    Supreme Electronics Co., Ltd................................   192,608  192,315
    Swancor Holding Co., Ltd....................................    22,435   68,578
    Sweeten Real Estate Development Co., Ltd....................    74,615   64,749
    Symtek Automation Asia Co., Ltd.............................    26,000   50,248
    Syncmold Enterprise Corp....................................    72,000  203,509
    Synnex Technology International Corp........................   378,967  472,889
    Sysage Technology Co., Ltd..................................    44,052   51,036
*   Sysgration..................................................    81,366   17,667
    Systex Corp.................................................    45,000   98,940
    T3EX Global Holdings Corp...................................    57,000   51,535
#   TA Chen Stainless Pipe......................................   548,417  779,115
    Ta Liang Technology Co., Ltd................................    36,000   48,657
#   Ta Ya Electric Wire & Cable.................................   316,174  111,777

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    SHARES     VALUE>>
                                                                   --------- -----------
TAIWAN -- (Continued)
    Ta Yih Industrial Co., Ltd....................................    16,000 $    32,936
    Tah Hsin Industrial Corp......................................    45,000      44,846
#   TA-I Technology Co., Ltd......................................    81,248     136,746
*   Tai Tung Communication Co., Ltd...............................    58,373      35,388
    Taichung Commercial Bank Co., Ltd............................. 1,116,754     433,751
    TaiDoc Technology Corp........................................    26,458     131,602
    Taiflex Scientific Co., Ltd...................................   120,540     155,444
*   TaiMed Biologics, Inc.........................................    25,000     127,169
    Taimide Tech, Inc.............................................    55,350      94,076
    Tainan Enterprises Co., Ltd...................................    83,000      64,955
#   Tainan Spinning Co., Ltd......................................   664,568     259,298
*   Tainergy Tech Co., Ltd........................................   116,000      17,637
    Tainet Communication System Corp..............................     8,000      15,884
    Taishin Financial Holding Co., Ltd............................ 2,557,705   1,159,789
    Taisun Enterprise Co., Ltd....................................    97,000      61,530
*   Taita Chemical Co., Ltd.......................................   108,000      35,881
    Taiwan Business Bank.......................................... 1,284,282     530,282
    Taiwan Cement Corp............................................ 1,561,280   2,123,570
    Taiwan Chinsan Electronic Industrial Co., Ltd.................    52,663      65,183
    Taiwan Cogeneration Corp......................................    95,077      82,762
    Taiwan Cooperative Financial Holding Co., Ltd................. 2,069,091   1,373,306
    Taiwan Fertilizer Co., Ltd....................................   302,000     439,772
    Taiwan Fire & Marine Insurance Co., Ltd.......................   137,520      90,133
    Taiwan FU Hsing Industrial Co., Ltd...........................    88,000     115,899
    Taiwan Glass Industry Corp....................................   567,442     227,018
    Taiwan High Speed Rail Corp...................................   513,000     624,715
#   Taiwan Hon Chuan Enterprise Co., Ltd..........................   183,455     294,604
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.................   104,000      65,372
*   Taiwan Land Development Corp..................................   398,217     112,740
*   Taiwan Line Tek Electronic....................................    57,451      54,731
    Taiwan Mobile Co., Ltd........................................   315,800   1,154,703
    Taiwan Navigation Co., Ltd....................................   121,000      76,201
    Taiwan Paiho, Ltd.............................................   156,068     382,160
    Taiwan PCB Techvest Co., Ltd..................................   158,733     194,742
*   Taiwan Prosperity Chemical Corp...............................    73,000      52,593
    Taiwan Pulp & Paper Corp......................................   117,000      71,738
    Taiwan Sakura Corp............................................    73,600      97,608
    Taiwan Sanyo Electric Co., Ltd................................    23,800      20,066
    Taiwan Secom Co., Ltd.........................................   124,795     348,937
    Taiwan Semiconductor Co., Ltd.................................   129,000     233,320
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR...   683,154  29,935,808
    Taiwan Semiconductor Manufacturing Co., Ltd................... 2,346,214  19,698,884
    Taiwan Shin Kong Security Co., Ltd............................   110,150     136,369
    Taiwan Styrene Monomer........................................   376,164     304,811
    Taiwan Surface Mounting Technology Corp.......................   116,845     221,324
#   Taiwan TEA Corp...............................................   340,648     171,967
    Taiwan Union Technology Corp..................................   115,000     419,813
    Taiyen Biotech Co., Ltd.......................................    51,712      53,254
*   Tatung Co., Ltd...............................................   221,688     171,093
#   TCI Co., Ltd..................................................    29,725     443,777
    Te Chang Construction Co., Ltd................................    37,247      34,760
    Teco Electric and Machinery Co., Ltd..........................   583,000     436,876
    Tehmag Foods Corp.............................................     9,700      67,073
    Test Research, Inc............................................   107,571     187,551
    Test-Rite International Co., Ltd..............................   130,568      89,631
*   Tex-Ray Industrial Co., Ltd...................................    85,000      28,175
    Thinking Electronic Industrial Co., Ltd.......................    57,000     153,916
    Thye Ming Industrial Co., Ltd.................................    83,125      86,263
    Ton Yi Industrial Corp........................................   494,300     200,813

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Tong Hsing Electronic Industries, Ltd.......................    66,009 $  245,968
    Tong Yang Industry Co., Ltd.................................   252,640    360,888
*   Tong-Tai Machine & Tool Co., Ltd............................   121,711     82,773
    TOPBI International Holdings, Ltd...........................    37,975    107,586
    Topco Scientific Co., Ltd...................................    77,249    221,715
    Topco Technologies Corp.....................................    19,122     45,513
    Topkey Corp.................................................    26,000    116,850
    Topoint Technology Co., Ltd.................................    73,386     48,009
#   Toung Loong Textile Manufacturing...........................    66,000    102,932
    TPK Holding Co., Ltd........................................   221,000    409,660
    Trade-Van Information Services Co...........................     9,000     10,200
    Transcend Information, Inc..................................    88,890    201,403
    Tripod Technology Corp......................................   233,170    748,660
    Tsang Yow Industrial Co., Ltd...............................    52,000     32,733
    Tsann Kuen Enterprise Co., Ltd..............................    69,000     45,897
    TSC Auto ID Technology Co., Ltd.............................    13,700    125,751
*   TSEC Corp...................................................   250,182     55,265
    TSRC Corp...................................................   310,452    286,010
    Ttet Union Corp.............................................    19,000     65,156
    TTFB Co., Ltd...............................................     5,000     41,776
    TTY Biopharm Co., Ltd.......................................    80,000    212,551
    Tul Corp....................................................    21,200     45,215
    Tung Ho Steel Enterprise Corp...............................   492,654    352,481
    Tung Thih Electronic Co., Ltd...............................    32,073     75,655
    TURVO International Co., Ltd................................    35,843     89,119
*   TWi Pharmaceuticals, Inc....................................    23,000     52,525
    TXC Corp....................................................   198,204    231,340
    TYC Brother Industrial Co., Ltd.............................   162,091    143,475
*   Tycoons Group Enterprise....................................   247,385     52,359
    Tyntek Corp.................................................   132,922     74,085
    UDE Corp....................................................    37,000     35,732
    Ultra Chip, Inc.............................................    27,000     37,822
    U-Ming Marine Transport Corp................................   271,000    283,744
    Unimicron Technology Corp...................................   713,312    797,263
#   Union Bank Of Taiwan........................................   539,858    191,426
    Uni-President Enterprises Corp.............................. 1,035,577  2,461,232
    Unitech Computer Co., Ltd...................................    65,000     43,777
#   Unitech Printed Circuit Board Corp..........................   387,498    238,000
    United Integrated Services Co., Ltd.........................    81,400    362,721
#   United Microelectronics Corp., Sponsored ADR................   146,700    318,339
    United Microelectronics Corp................................ 6,286,081  2,741,033
#   United Orthopedic Corp......................................    36,141     55,222
    United Radiant Technology...................................    48,000     33,898
*   United Renewable Energy Co., Ltd............................ 1,135,951    387,020
*   Unity Opto Technology Co., Ltd..............................   275,593     87,473
    Universal Cement Corp.......................................   216,972    139,741
*   Universal Microelectronics Co., Ltd.........................    25,000     16,733
    Universal Microwave Technology, Inc.........................    25,570     83,282
*   Unizyx Holding Corp.........................................   190,118    142,078
    UPC Technology Corp.........................................   504,514    206,262
    Userjoy Technology Co., Ltd.................................    21,999     47,375
    USI Corp....................................................   544,332    208,934
    Usun Technology Co., Ltd....................................    21,700     21,557
    Utechzone Co., Ltd..........................................    23,000     50,963
    Vanguard International Semiconductor Corp...................   265,000    588,837
    Ve Wong Corp................................................    34,000     28,420
#   VHQ Media Holdings, Ltd.....................................    14,000     55,305
    Victory New Materials, Ltd. Co..............................    72,050     48,680
    Visual Photonics Epitaxy Co., Ltd...........................    95,757    262,162

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    SHARES    VALUE>>
                                                                   --------- ----------
TAIWAN -- (Continued)
    Vivotek, Inc..................................................    10,100 $   36,791
    Voltronic Power Technology Corp...............................    21,150    417,800
#   Wafer Works Corp..............................................   178,000    225,860
    Waffer Technology Corp........................................    56,000     23,582
*   Wah Hong Industrial Corp......................................    43,694     36,660
    Wah Lee Industrial Corp.......................................   115,000    201,432
    Walsin Lihwa Corp............................................. 1,349,000    758,086
#   Walsin Technology Corp........................................   200,345  1,238,788
    Walton Advanced Engineering, Inc..............................   178,000     64,599
    Wan Hai Lines, Ltd............................................   359,000    189,441
    WAN HWA Enterprise Co.........................................    12,813      5,331
    Waterland Financial Holdings Co., Ltd......................... 1,532,693    516,015
*   Wei Chuan Foods Corp..........................................   189,000    165,394
    Weikeng Industrial Co., Ltd...................................   179,022    118,580
    Well Shin Technology Co., Ltd.................................    46,160     80,752
    Win Semiconductors Corp.......................................   166,141  1,118,208
#   Winbond Electronics Corp...................................... 1,970,474  1,026,250
    Winmate, Inc..................................................    10,000     17,036
    Winstek Semiconductor Co., Ltd................................    23,000     19,471
    Wintek Corp...................................................   461,871      5,128
    Wisdom Marine Lines Co., Ltd..................................   217,166    206,638
    Wisechip Semiconductor, Inc...................................     9,000     14,017
    Wistron Corp.................................................. 1,408,017  1,168,893
    Wistron NeWeb Corp............................................   105,102    272,288
    Wonderful Hi-Tech Co., Ltd....................................    65,000     42,146
    Wowprime Corp.................................................    43,000    129,266
    WPG Holdings, Ltd.............................................   664,779    877,398
    WT Microelectronics Co., Ltd..................................   356,089    470,471
*   WUS Printed Circuit Co., Ltd..................................   129,200    107,242
    XAC Automation Corp...........................................    24,000     22,334
    Xxentria Technology Materials Corp............................    60,211    152,488
#   Yageo Corp....................................................   106,317  1,054,644
    YC Co., Ltd...................................................   241,041    106,870
    YC INOX Co., Ltd..............................................   173,600    146,983
    YCC Parts Manufacturing Co., Ltd..............................     7,000      8,000
    Yea Shin International Development Co., Ltd...................   132,708     81,478
    Yeong Guan Energy Technology Group Co., Ltd...................    34,212     90,694
    YFC-Boneagle Electric Co., Ltd................................    57,000     54,853
    YFY, Inc......................................................   732,891    282,409
    Yi Jinn Industrial Co., Ltd...................................   116,100     53,036
    Yieh Phui Enterprise Co., Ltd.................................   583,597    178,009
    Yonyu Plastics Co., Ltd.......................................    55,000     64,368
    Young Fast Optoelectronics Co., Ltd...........................    50,298     28,388
    Youngtek Electronics Corp.....................................    68,257    102,187
    Yuanta Financial Holding Co., Ltd............................. 3,542,167  2,054,487
    Yuanta Futures Co., Ltd.......................................    38,000     58,080
#   Yuen Chang Stainless Steel Co., Ltd...........................    55,000     44,708
#   Yulon Finance Corp............................................    84,000    314,227
    Yulon Motor Co., Ltd..........................................   595,783    376,264
    Yung Chi Paint & Varnish Manufacturing Co., Ltd...............    25,362     60,293
    Yungshin Construction & Development Co., Ltd..................    41,000     46,526
    YungShin Global Holding Corp..................................    99,000    134,898
    Yungtay Engineering Co., Ltd..................................   149,000    311,045
    Zeng Hsing Industrial Co., Ltd................................    40,837    199,224
    Zenitron Corp.................................................   104,000     76,952
    Zero One Technology Co., Ltd..................................    67,000     61,018
    Zhen Ding Technology Holding, Ltd.............................   271,000    969,546
    Zig Sheng Industrial Co., Ltd.................................   264,231     76,081
#   Zinwell Corp..................................................   194,010    144,173

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
TAIWAN -- (Continued)
    Zippy Technology Corp.......................................    70,000 $     83,179
    ZongTai Real Estate Development Co., Ltd....................   125,545       77,375
                                                                           ------------
TOTAL TAIWAN....................................................            257,922,950
                                                                           ------------
THAILAND -- (3.3%)
    AAPICO Hitech PCL...........................................    84,120       53,489
    Advanced Info Service PCL...................................   213,200    1,268,849
    Advanced Information Technology PCL.........................    43,900       29,015
    AEON Thana Sinsap Thailand PCL..............................    59,400      343,283
    Airports of Thailand PCL....................................   799,300    1,715,021
    AJ Plast PCL................................................    60,300       18,794
    Amata Corp. PCL.............................................   108,200       75,918
    Ananda Development PCL......................................   513,700       64,042
    AP Thailand PCL.............................................   873,702      216,202
    Asia Aviation PCL........................................... 1,001,400      133,625
    Asia Plus Group Holdings PCL................................   780,000       75,251
    Asia Sermkij Leasing PCL....................................    47,400       35,040
    Asian Insulators PCL........................................   955,920        6,962
    Asian Seafoods Coldstorage PCL..............................    44,600       10,967
    B Grimm Power PCL...........................................   139,500      147,475
    Bangchak Corp. PCL..........................................   211,700      215,513
    Bangkok Airways PCL.........................................   376,400      139,124
    Bangkok Aviation Fuel Services PCL..........................   121,650      139,083
    Bangkok Bank PCL............................................     9,800       64,157
    Bangkok Bank PCL............................................    34,200      217,466
    Bangkok Expressway & Metro PCL.............................. 3,156,535    1,077,721
    Bangkok Insurance PCL.......................................     4,780       48,511
    Bangkok Land PCL............................................ 4,465,700      219,613
    Bangkok Life Assurance PCL..................................   257,940      228,248
    Bangkok Ranch PCL...........................................   346,600       40,387
    Banpu PCL...................................................   984,600      505,793
    Banpu PCL...................................................    31,501       16,185
    Banpu Power PCL.............................................   223,700      159,761
    Beauty Community PCL........................................ 1,079,400      234,983
*   BEC World PCL...............................................   811,600      228,799
    Berli Jucker PCL............................................   248,900      401,514
    Better World Green PCL......................................   982,300       33,846
    Big Camera Corp. PCL........................................ 1,068,600       41,171
    BJC Heavy Industries PCL....................................   137,000        9,183
    BTS Group Holdings PCL......................................   606,500      224,172
    Buriram Sugar PCL...........................................    63,600       12,451
    Cal-Comp Electronics Thailand PCL........................... 1,098,044       65,349
    Carabao Group PCL, Class F..................................    74,000      135,020
    Central Pattana PCL.........................................   321,700      760,794
    Central Plaza Hotel PCL.....................................   286,400      383,511
    CH Karnchang PCL............................................   163,472      136,973
    Charoen Pokphand Foods PCL..................................   989,293      844,424
    Charoong Thai Wire & Cable PCL..............................    88,000       21,914
    CK Power PCL................................................   928,800      170,195
    COL PCL.....................................................    15,200       11,760
    Com7 PCL....................................................   217,900      134,460
*   Country Group Development PCL...............................   964,600       32,934
    Country Group Holdings PCL..................................   407,500       10,977
    CP ALL PCL..................................................   976,500    2,370,517
    Dhipaya Insurance PCL.......................................   160,400      118,573
    Diamond Building Products PCL...............................    29,000        4,951
    Dynasty Ceramic PCL......................................... 1,772,400      114,366
    Eastern Polymer Group PCL, Class F..........................   245,700       50,025
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   210,800       75,274

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
    Electricity Generating PCL..................................    33,900 $  314,312
    Energy Absolute PCL.........................................   392,100    684,716
*   Energy Earth PCL............................................   672,000      5,763
    Erawan Group PCL (The)......................................   897,100    195,297
    Esso Thailand PCL...........................................   480,000    166,891
    Forth Corp. PCL.............................................    74,800     13,941
    Forth Smart Service PCL.....................................   184,100     43,538
    Fortune Parts Industry PCL..................................    75,200      5,371
*   G J Steel PCL............................................... 2,049,800      8,989
    GFPT PCL....................................................   291,800    141,673
*   Global Green Chemicals PCL, Class F.........................   115,300     44,423
    Global Power Synergy PCL....................................    96,800    188,749
    Glow Energy PCL.............................................   166,100    476,058
    Golden Land Property Development PCL........................   641,100    166,676
    Hana Microelectronics PCL...................................   291,001    296,242
    Home Product Center PCL..................................... 1,356,527    667,109
    ICC International PCL.......................................    27,800     35,702
    Ichitan Group PCL...........................................   437,200     53,957
    Indorama Ventures PCL.......................................   537,600    770,406
*   Inter Far East Energy Corp..................................   177,400      3,230
    Interhides PCL..............................................   115,800     24,665
    Interlink Communication PCL.................................    87,450     14,655
    Intouch Holdings PCL........................................    60,800    113,316
    Intouch Holdings PCL........................................    25,800     59,803
    IRPC PCL.................................................... 4,450,800    787,690
*   Italian-Thai Development PCL................................ 1,255,466     92,022
    Jasmine International PCL................................... 2,388,600    418,987
    Jay Mart PCL................................................    96,290     28,050
    JWD Infologistics PCL.......................................   291,800     79,519
    Kang Yong Electric PCL......................................       300      3,834
    Karmarts PCL................................................   291,400     36,328
    Kasikornbank PCL............................................     5,300     31,709
    Kasikornbank PCL............................................   235,600  1,409,541
    KCE Electronics PCL.........................................   331,600    257,594
    KGI Securities Thailand PCL.................................   726,400     98,749
    Khon Kaen Sugar Industry PCL................................ 1,230,404    115,621
    Kiatnakin Bank PCL..........................................   156,100    322,713
    Krung Thai Bank PCL.........................................   930,950    551,134
    Krungthai Card PCL..........................................   321,500    407,854
    Lam Soon Thailand PCL.......................................   132,400     19,409
    Land & Houses PCL...........................................    61,000     21,400
    Land & Houses PCL...........................................   736,920    258,528
    Lanna Resources PCL.........................................   133,700     47,742
    LH Financial Group PCL...................................... 2,272,800    106,076
    Loxley PCL..................................................   552,270     34,944
    LPN Development PCL.........................................   499,900    109,610
    Major Cineplex Group PCL....................................   290,400    259,245
    Maybank Kim Eng Securities Thailand PCL.....................    93,300     29,517
    MBK PCL.....................................................   450,100    296,072
    MC Group PCL................................................   265,400     75,235
*   MCOT PCL....................................................   120,300     40,320
    MCS Steel PCL...............................................   130,500     28,614
    Mega Lifesciences PCL.......................................   214,500    241,879
    Millcon Steel PCL...........................................   547,600     17,839
    Minor International PCL.....................................   464,744    545,901
    MK Restaurants Group PCL....................................   104,000    236,993
    Modernform Group PCL........................................    18,700      2,179
    Mono Technology PCL.........................................   832,200     47,703
    Muangthai Capital PCL.......................................   246,100    396,998

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
    Namyong Terminal PCL........................................   130,200 $   21,207
*   Nation Multimedia Group PCL.................................   720,200      4,512
    Netbay PCL..................................................    45,700     43,302
    Origin Property PCL, Class F................................   513,950    127,179
    Padaeng Industry PCL........................................    74,000     27,815
    PCS Machine Group Holding PCL...............................   188,600     41,058
*   Plan B Media Pcl, Class F...................................   524,200    111,654
    Polyplex Thailand PCL.......................................   196,600     88,062
*   Precious Shipping PCL.......................................   406,350    105,645
    Premier Marketing PCL.......................................   152,600     40,869
    Property Perfect PCL........................................ 2,296,000     58,973
    Pruksa Holding PCL..........................................   340,600    200,573
    PTG Energy PCL..............................................   518,900    178,791
    PTT Exploration & Production PCL............................   274,586  1,148,230
    PTT Global Chemical PCL.....................................   778,556  1,676,608
    PTT PCL.....................................................   287,000    438,254
    PTT PCL..................................................... 3,764,500  5,748,453
    Pylon PCL...................................................   153,000     30,193
    Quality Houses PCL..........................................   966,213     89,585
    Raimon Land PCL............................................. 1,142,800     45,461
    Rajthanee Hospital PCL......................................    58,600     44,053
    Ratch Group PCL.............................................    63,600    124,012
    Ratch Group PCL.............................................    18,500     36,073
    Ratchthani Leasing PCL......................................   783,562    152,172
    Regional Container Lines PCL................................   247,200     35,309
    Robinson PCL................................................    52,800     96,338
    Rojana Industrial Park PCL..................................   573,132     96,046
    RS PCL......................................................   300,800    180,904
    S 11 Group PCL..............................................    82,400     19,100
    Saha Pathana Inter-Holding PCL..............................    18,700     41,002
    Sahamitr Pressure Container PCL.............................    49,200     14,872
    Sahaviriya Steel Industries PCL............................. 5,877,500      1,731
    Samart Corp. PCL............................................   156,000     36,648
    Samart Telcoms PCL..........................................   219,900     61,992
    Sansiri PCL................................................. 3,770,233    168,878
    Sappe PCL...................................................    87,500     50,979
    SC Asset Corp. PCL.......................................... 1,251,996    118,435
    Scan Inter PCL..............................................   182,200     20,888
*   SCG Ceramics PCL............................................   262,386     17,424
    SEAFCO PCL..................................................   194,800     50,645
    Sena Development PCL........................................   438,450     51,090
    Sermsang Power Corp. Co., Ltd...............................    86,400     21,515
    Siam Cement PCL (The).......................................    36,200    523,865
    Siam Cement PCL (The).......................................    21,550    311,859
    Siam City Cement PCL........................................    22,043    149,830
    Siam Commercial Bank PCL (The)..............................   323,700  1,328,260
    Siam Future Development PCL.................................   769,140    150,576
    Siam Global House PCL.......................................   567,176    307,350
    Siam Wellness Group Pcl.....................................   164,500     70,077
    Siamgas & Petrochemicals PCL................................   631,300    205,654
    Singha Estate PCL...........................................   549,400     54,725
    SNC Former PCL..............................................    84,700     36,347
    Somboon Advance Technology PCL..............................   150,950     91,256
    SPCG PCL....................................................   286,700    161,648
    Sri Ayudhya Capital PCL.....................................    16,500     22,612
    Sri Trang Agro-Industry PCL.................................   619,300    254,121
    Sriracha Construction PCL...................................    60,500     17,719
    Srisawad Corp. PCL..........................................   298,172    511,352
    Srithai Superware PCL.......................................   898,400     33,206

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
THAILAND -- (Continued)
    Srivichai Vejvivat PCL......................................    44,400 $     8,970
    Star Petroleum Refining PCL.................................   469,400     155,854
*   STP & I PCL.................................................   278,080      60,973
    Supalai PCL.................................................   417,825     289,238
*   Super Energy Corp. PCL...................................... 5,085,700     100,360
    Susco PCL...................................................    46,500       4,340
    SVI PCL.....................................................   641,785      96,494
*   Symphony Communication PCL..................................    17,233       2,688
    Synnex Thailand PCL.........................................   163,700      58,968
    Syntec Construction PCL.....................................   483,700      38,181
    Taokaenoi Food & Marketing PCL, Class F.....................   435,700     147,394
*   Tata Steel Thailand PCL..................................... 1,594,700      37,963
*   Thai Airways International PCL..............................   516,700     205,547
    Thai Central Chemical PCL...................................    23,300      20,983
    Thai Oil PCL................................................   448,000     971,778
    Thai Reinsurance PCL........................................ 1,003,700      26,095
    Thai Solar Energy PCL, Class F..............................   311,360      25,162
    Thai Stanley Electric PCL, Class F..........................    11,300      83,179
    Thai Union Group PCL, Class F...............................   237,832     140,799
    Thai Vegetable Oil PCL......................................   309,400     261,670
    Thai Wah PCL................................................   179,500      45,824
    Thaicom PCL.................................................   362,500      74,373
    Thaifoods Group PCL.........................................   882,300      91,754
    Thaire Life Assurance PCL...................................   194,200      35,281
    Thanachart Capital PCL......................................   202,300     335,846
    Thitikorn PCL...............................................   153,300      49,459
    Thoresen Thai Agencies PCL..................................   583,356      97,759
    Tipco Asphalt PCL...........................................    68,300      38,509
    TIPCO Foods PCL.............................................   152,700      40,178
    Tisco Financial Group PCL...................................   125,500     329,229
    TMB Bank PCL................................................ 5,964,900     377,419
    TMT Steel PCL...............................................   189,600      35,040
    TOA Paint Thailand PCL......................................    21,300      21,016
    Total Access Communication PCL..............................    82,000     130,352
    Total Access Communication PCL..............................   324,200     515,369
    TPC Power Holdings Co., Ltd.................................    47,400      14,476
    TPI Polene PCL.............................................. 2,918,000     180,975
    TPI Polene Power PCL........................................   637,000     123,709
    TRC Construction PCL........................................   483,420       5,300
    True Corp. PCL.............................................. 6,500,820   1,048,684
*   TTCL PCL....................................................    98,510      24,222
*   TTCL PCL....................................................    25,329       6,228
    TTW PCL.....................................................   649,700     252,350
*   U City PCL, Class F.........................................   541,024      38,638
    Unique Engineering & Construction PCL.......................   508,650     164,106
    United Paper PCL............................................   212,500      67,228
    Univanich Palm Oil PCL......................................    84,700      14,857
    Univentures PCL.............................................   603,100     119,014
    Vanachai Group PCL..........................................   403,920      71,485
    VGI Global Media PCL........................................   367,900     111,205
    Vinythai PCL................................................   143,500     113,496
    WHA Corp. PCL............................................... 1,174,600     161,151
    Workpoint Entertainment PCL.................................   123,460      90,105
                                                                           -----------
TOTAL THAILAND..................................................            49,304,922
                                                                           -----------
TURKEY -- (0.8%)
    Adana Cimento Sanayii TAS, Class A..........................    21,718      25,382
*   Afyon Cimento Sanayi TAS....................................    15,717      11,260
#*  Akbank Turk A.S.............................................   985,712   1,013,411

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES  VALUE>>
                                                                   ------- --------
TURKEY -- (Continued)
    Akcansa Cimento A.S...........................................  28,569 $ 30,850
    Aksa Akrilik Kimya Sanayii A.S................................  89,933  122,794
*   Aksa Enerji Uretim A.S........................................  64,248   25,337
    Aksigorta A.S.................................................  59,107   41,831
    Alarko Holding A.S............................................ 114,222   51,175
    Alkim Alkali Kimya A.S........................................  11,201   43,359
    Anadolu Anonim Turk Sigorta Sirketi........................... 121,131   84,197
    Anadolu Cam Sanayii A.S....................................... 136,622   70,381
    Anadolu Hayat Emeklilik A.S...................................  43,484   39,900
*   Arcelik A.S...................................................  88,317  271,847
    AvivaSA Emeklilik ve Hayat A.S., Class A......................   9,422   14,984
    Aygaz A.S.....................................................  33,098   51,233
*   Bera Holding A.S.............................................. 234,423   69,979
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.............  66,474   27,879
    BIM Birlesik Magazalar A.S....................................  59,149  823,196
    Bolu Cimento Sanayii A.S......................................  50,000   25,399
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.................  19,139   29,554
    Borusan Yatirim ve Pazarlama A.S..............................   1,351    8,240
*   Boyner Perakende Ve Tekstil Yatirimlari A.S...................  20,992   16,825
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S...............   8,349    9,132
    Bursa Cimento Fabrikasi A.S...................................  21,491   15,937
    Celebi Hava Servisi A.S.......................................   1,714   21,439
*   Cimsa Cimento Sanayi VE Ticaret A.S...........................  36,631   40,308
    Coca-Cola Icecek A.S..........................................  28,668  152,261
#   Dogan Sirketler Grubu Holding A.S............................. 693,525  123,407
    Dogus Otomotiv Servis ve Ticaret A.S..........................  36,136   27,933
    Eczacibasi Yatirim Holding Ortakligi A.S......................  14,833   18,784
    EGE Endustri VE Ticaret A.S...................................     629   43,937
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
      Ticaret A.S.................................................  66,633   31,319
    ENERJISA ENERJI AS............................................  95,251   85,960
#   Enka Insaat ve Sanayi A.S..................................... 274,139  246,852
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S...................  13,302   34,964
    Eregli Demir ve Celik Fabrikalari TAS......................... 460,250  707,660
#*  Fenerbahce Futbol A.S.........................................  20,253   24,187
    Ford Otomotiv Sanayi A.S......................................  25,419  224,690
*   Global Yatirim Holding A.S....................................  81,982   39,906
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S...........   4,505    8,187
    Goodyear Lastikleri TAS.......................................  69,615   36,661
*   Gozde Girisim Sermayesi Yatirim Ortakligi A.S................. 134,721   75,264
#*  GSD Holding AS................................................ 225,737   34,103
*   Gubre Fabrikalari TAS.........................................  17,211    7,709
*   Hektas Ticaret TAS............................................  31,112   63,157
*   Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S..........  37,047   27,483
*   Is Finansal Kiralama A.S......................................  32,181   42,682
    Is Yatirim Menkul Degerler A.S., Class A......................  66,365   26,931
*   Izmir Demir Celik Sanayi A.S..................................  75,146   21,927
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A..  48,987   18,576
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class B..  57,973   21,593
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.. 202,911   77,022
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S........................ 145,244   36,330
    Kartonsan Karton Sanayi ve Ticaret A.S........................     381   20,088
#   KOC Holding A.S............................................... 161,096  437,973
    Kordsa Teknik Tekstil A.S.....................................  40,281   80,598
*   Koza Altin Isletmeleri A.S....................................  19,372  138,327
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.................  88,168   82,081
*   Metro Ticari ve Mali Yatirimlar Holding A.S................... 114,827   15,213
#*  Migros Ticaret A.S............................................  27,933   64,577
*   Netas Telekomunikasyon A.S....................................   3,312    4,097
    Nuh Cimento Sanayi A.S........................................  29,066   34,780

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE>>
                                                                 --------- --------------
TURKEY -- (Continued)
*   Pegasus Hava Tasimaciligi A.S...............................    26,485 $      137,453
#   Petkim Petrokimya Holding A.S...............................   375,467        281,673
    Polisan Holding A.S.........................................    19,331          9,488
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S..........    93,560         50,813
*   Sasa Polyester Sanayi A.S...................................    77,288         78,703
#*  Sekerbank Turk AS...........................................   405,541         68,750
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S....................    63,489         42,727
    Soda Sanayii A.S............................................    59,190         77,010
    Tat Gida Sanayi A.S.........................................    36,308         25,275
    TAV Havalimanlari Holding A.S...............................    95,830        406,783
    Tekfen Holding A.S..........................................    87,658        391,530
    Tofas Turk Otomobil Fabrikasi A.S...........................    65,273        196,343
    Trakya Cam Sanayii A.S......................................   270,547        143,867
*   Tumosan Motor ve Traktor Sanayi A.S.........................     1,411          1,054
#   Tupras Turkiye Petrol Rafinerileri A.S......................    41,824        865,041
#*  Turcas Petrol A.S...........................................    85,228         19,913
*   Turk Telekomunikasyon A.S...................................   149,160        106,676
*   Turk Traktor ve Ziraat Makineleri A.S.......................     5,773         26,867
#   Turkcell Iletisim Hizmetleri A.S............................   465,366        976,005
#   Turkcell Iletisim Hizmetleri A.S., ADR......................     9,148         47,753
    Turkiye Garanti Bankasi A.S.................................   613,292        842,049
    Turkiye Halk Bankasi A.S....................................   260,778        256,282
*   Turkiye Is Bankasi, Class C.................................   365,088        328,760
*   Turkiye Sinai Kalkinma Bankasi A.S.......................... 1,471,566        185,174
    Turkiye Sise ve Cam Fabrikalari A.S.........................   100,582        102,914
    Turkiye Vakiflar Bankasi TAO, Class D.......................   365,092        247,979
#   Ulker Biskuvi Sanayi A.S....................................    65,118        207,645
#*  Vestel Elektronik Sanayi ve Ticaret A.S.....................    60,315        121,231
*   Yapi ve Kredi Bankasi A.S...................................   372,970        129,652
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.................    85,738         63,756
#*  Zorlu Enerji Elektrik Uretim A.S............................   192,146         40,339
                                                                           --------------
TOTAL TURKEY....................................................               12,602,553
                                                                           --------------
TOTAL COMMON STOCKS.............................................            1,437,008,221
                                                                           --------------
PREFERRED STOCKS -- (2.3%)
BRAZIL -- (2.1%)
    AES Tiete Energia SA........................................       486            268
    Alpargatas SA...............................................    13,200         52,684
    Banco ABC Brasil S.A........................................    55,762        276,599
    Banco Bradesco SA...........................................   413,236      3,749,697
    Banco do Estado do Rio Grande do Sul SA, Class B............   142,873        889,791
*   Banco Pan SA................................................    93,332         80,690
    Centrais Eletricas Brasileiras SA, Class B..................    65,100        575,276
    Centrais Eletricas Santa Catarina...........................     7,850         94,093
    Cia Brasileira de Distribuicao..............................    50,614      1,245,633
    Cia de Saneamento do Parana.................................   187,095        679,460
    Cia de Transmissao de Energia Eletrica Paulista.............   109,740        587,728
    Cia Energetica de Minas Gerais..............................   344,903      1,296,541
    Cia Energetica de Sao Paulo, Class B........................   103,345        680,515
    Cia Energetica do Ceara, Class A............................     7,082         93,900
    Cia Ferro Ligas da Bahia--FERBASA...........................    28,500        153,871
    Cia Paranaense de Energia...................................    55,026        578,172
    Eucatex SA Industria e Comercio.............................     6,800          7,891
    Gerdau SA...................................................   368,700      1,330,521
    Grazziotin SA...............................................     3,000         17,536
    Itau Unibanco Holding SA....................................   723,000      6,237,813
    Lojas Americanas SA.........................................   105,935        424,702
    Marcopolo SA................................................   234,742        210,730

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE>>
                                                                 --------- --------------
BRAZIL -- (Continued)
    Petroleo Brasileiro SA...................................... 1,490,449 $   10,304,780
    Randon SA Implementos e Participacoes.......................    72,226        156,569
    Schulz SA...................................................    25,100         46,089
    Telefonica Brasil SA........................................    63,469        753,807
    Unipar Carbocloro SA........................................    39,818        393,905
    Usinas Siderurgicas de Minas Gerais SA, Class A.............   301,660        663,927
                                                                           --------------
TOTAL BRAZIL....................................................               31,583,188
                                                                           --------------
CHILE -- (0.1%)
    Coca-Cola Embonor SA, Class B...............................    76,479        180,668
    Embotelladora Andina SA, Class B............................   104,442        372,864
    Sociedad Quimica y Minera de Chile SA, Class B..............     1,041         37,117
                                                                           --------------
TOTAL CHILE.....................................................                  590,649
                                                                           --------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA.........................................   273,416        124,309
    Banco Davivienda SA.........................................    39,534        489,093
    Bancolombia SA..............................................     9,841        124,487
    Grupo Argos SA..............................................    11,723         55,837
    Grupo Aval Acciones y Valores SA............................   834,179        321,210
    Grupo de Inversiones Suramericana SA........................    25,136        271,009
                                                                           --------------
TOTAL COLOMBIA..................................................                1,385,945
                                                                           --------------
SOUTH KOREA -- (0.0%)
*   CJ Corp.....................................................     1,298         40,743
                                                                           --------------
TOTAL PREFERRED STOCKS..........................................               33,600,525
                                                                           --------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Gafisa S.A. Rights 05/23/19.................................    19,486          1,789
                                                                           --------------
HONG KONG -- (0.0%)
*   China International Marine Containers Co., Ltd. Rights
      05/03/19..................................................     1,388              0
*   Haitong Securities Co., Ltd. Rights 05/23/19................    10,428              0
*   Prosperity International Holdings HK, Ltd. Rights 05/14/19..    28,000            211
                                                                           --------------
TOTAL HONG KONG.................................................                      211
                                                                           --------------
INDIA -- (0.0%)
*   Bharti Airtel, Ltd. Rights 05/17/19.........................   158,096        227,982
                                                                           --------------
POLAND -- (0.0%)
*   Hawe SA Rights 09/30/15.....................................    30,550              0
                                                                           --------------
SOUTH KOREA -- (0.0%)
*   Doosan Heavy Industries & Construction Co., Ltd. Rights
      05/09/2019................................................    29,170         35,958
                                                                           --------------
THAILAND -- (0.0%)
*   MINT W6 Warrants 04/26/20...................................    23,237              0
                                                                           --------------
TOTAL RIGHTS/WARRANTS...........................................                  265,940
                                                                           --------------
TOTAL INVESTMENT SECURITIES.....................................            1,470,874,686
                                                                           --------------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    SHARES       VALUE+
                                                                   --------- --------------
SECURITIES LENDING COLLATERAL -- (1.7%)
@(S)  The DFA Short Term Investment Fund.......................... 2,240,840 $   25,928,759
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,240,084,644)...........................................           $1,496,803,445
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------------
                                                LEVEL 1       LEVEL 2        LEVEL 3           TOTAL
                                              ------------ -------------- -------------    --------------
Common Stocks
   Brazil.................................... $108,103,495             --            --    $  108,103,495
   Chile.....................................   21,211,075             --            --        21,211,075
   China.....................................   45,994,457 $  211,411,729            --       257,406,186
   Colombia..................................    6,992,514             --            --         6,992,514
   Czech Republic............................           --      3,119,847            --         3,119,847
   Egypt.....................................       12,871      1,172,492            --         1,185,363
   Greece....................................           --      4,057,352            --         4,057,352
   Hong Kong.................................           --        129,130            --           129,130
   Hungary...................................           --      5,567,228            --         5,567,228
   India.....................................    3,444,139    159,676,442            --       163,120,581
   Indonesia.................................    2,426,196     40,778,663            --        43,204,859
   Malaysia..................................           --     38,082,429            --        38,082,429
   Mexico....................................   52,341,842            402            --        52,342,244
   Peru......................................    3,806,730            275            --         3,807,005
   Philippines...............................      290,848     20,112,016            --        20,402,864
   Poland....................................           --     24,044,677            --        24,044,677
   Russia....................................   12,499,032     12,473,242            --        24,972,274
   Singapore.................................           --          7,108            --             7,108
   South Africa..............................   11,203,168     94,927,731            --       106,130,899
   South Korea...............................    6,758,135    226,532,531            --       233,290,666
   Taiwan....................................   33,261,114    224,661,836            --       257,922,950
   Thailand..................................   49,282,724         22,198            --        49,304,922
   Turkey....................................       47,753     12,554,800            --        12,602,553
Preferred Stocks
   Brazil....................................   31,583,188             --            --        31,583,188
   Chile.....................................      590,649             --            --           590,649
   Colombia..................................    1,385,945             --            --         1,385,945
   South Korea...............................           --         40,743            --            40,743
Rights/Warrants
   Brazil....................................           --          1,789            --             1,789
   Hong Kong.................................           --            211            --               211
   India.....................................           --        227,982            --           227,982
   South Korea...............................           --         35,958            --            35,958
Securities Lending Collateral................           --     25,928,759            --        25,928,759
                                              ------------ -------------- -------------    --------------
TOTAL........................................ $391,235,875 $1,105,567,570            --    $1,496,803,445
                                              ============ ============== =============    ==============

                See accompanying Notes to Financial Statements.

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
COMMON STOCKS -- (97.4%)
BRAZIL -- (8.3%)
    AES Tiete Energia SA........................................  29,853 $   82,225
    Aliansce Shopping Centers SA................................   2,300     11,145
    Alliar Medicos A Frente SA..................................   8,051     30,778
    Alupar Investimento SA......................................  13,100     78,043
    Ambev SA, ADR............................................... 184,435    868,689
    Ambev SA....................................................   5,100     24,023
    Arezzo Industria e Comercio SA..............................   5,200     67,634
    Atacadao S.A................................................  24,993    135,128
*   B2W Cia Digital.............................................   3,600     35,118
    B3 SA - Brasil Bolsa Balcao.................................  54,695    480,539
    Banco Bradesco SA, ADR...................................... 149,875  1,357,866
    Banco Bradesco SA...........................................  44,508    351,878
    Banco BTG Pactual SA........................................   6,300     66,485
    Banco do Brasil SA..........................................  41,200    522,000
    Banco Santander Brasil SA...................................  13,300    152,670
    BB Seguridade Participacoes SA..............................  45,454    327,594
    BR Properties SA............................................   5,600     12,496
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.......   3,900     15,417
#   Braskem SA, Sponsored ADR...................................   4,311    105,404
*   BRF SA......................................................  36,370    288,003
    Camil Alimentos S.A.........................................  11,342     19,959
    CCR SA...................................................... 182,480    544,029
    Centrais Eletricas Brasileiras SA...........................   8,800     73,388
    Cia de Locacao das Americas.................................   5,240     54,791
    Cia de Saneamento Basico do Estado de Sao Paulo.............  30,000    359,593
    Cia de Saneamento de Minas Gerais-COPASA....................   5,400     95,024
    Cia de Saneamento do Parana.................................   5,400    107,970
    Cia de Saneamento do Parana.................................   2,600     13,978
    Cia Energetica de Minas Gerais..............................  16,200     73,003
    Cia Hering..................................................   8,600     70,031
    Cia Paranaense de Energia...................................   2,700     26,228
*   Cia Siderurgica Nacional SA.................................  45,000    166,866
    Cielo SA....................................................  59,150    115,853
    Construtora Tenda SA........................................   7,960     36,480
*   Cosan Logistica SA..........................................  15,300     56,813
    Cosan SA....................................................  15,300    182,885
    CSU Cardsystem SA...........................................   5,800     10,118
    CVC Brasil Operadora e Agencia de Viagens SA................  13,000    188,281
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.....  48,200    218,560
    Direcional Engenharia SA....................................   6,100     12,819
    Duratex SA..................................................  53,667    136,046
    EcoRodovias Infraestrutura e Logistica SA...................  31,500     65,151
    EDP - Energias do Brasil SA.................................  14,900     66,537
    Embraer SA..................................................   2,500     12,522
    Embraer SA, Sponsored ADR...................................  19,476    389,715
    Enauta Participacoes SA.....................................  13,400     45,793
    Equatorial Energia SA.......................................  16,300    341,289
    Estacio Participacoes SA....................................  14,800    102,590
*   Even Construtora e Incorporadora SA.........................  25,200     41,838
    Ez Tec Empreendimentos e Participacoes SA...................  12,605     69,469
    Fleury SA...................................................  29,200    154,523
*   Gafisa SA...................................................   6,200      9,139
#*  Gol Linhas Aereas Inteligentes SA, ADR......................     589      6,662
    Grendene SA.................................................  11,621     21,754
    Guararapes Confeccoes SA....................................   1,498     55,048

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BRAZIL -- (Continued)
    Hapvida Participacoes e Investimentos S.A...................  10,100 $    77,944
    Hypera SA...................................................  29,900     214,122
    Iguatemi Empresa de Shopping Centers SA.....................   1,900      18,500
    Instituto Hermes Pardini SA.................................   6,900      35,898
    International Meal Co. Alimentacao SA, Class A..............  16,001      30,075
    Iochpe-Maxion SA............................................  11,700      59,319
    IRB Brasil Resseguros S/A...................................  16,383     392,330
    Itau Unibanco Holding SA....................................  15,050     112,651
    JSL SA......................................................   5,700      14,740
    Klabin SA...................................................  79,300     335,717
    Light SA....................................................   9,400      50,798
    Localiza Rent a Car SA......................................  69,800     644,401
*   LOG Commercial Properties e Participacoes SA................   2,117       9,472
    Lojas Americanas SA.........................................   9,100      29,706
    Lojas Renner SA.............................................  97,645   1,167,427
    Magazine Luiza SA...........................................   4,400     214,619
    Mahle-Metal Leve SA.........................................   5,200      31,921
    Marcopolo SA................................................  16,000      12,160
*   Marisa Lojas SA.............................................   7,700      15,808
*   Mills Estruturas e Servicos de Engenharia SA................  20,000      24,024
    Movida Participacoes SA.....................................  15,337      46,898
    MRV Engenharia e Participacoes SA...........................  35,747     132,281
    Multiplan Empreendimentos Imobiliarios SA...................   5,000      30,553
    Natura Cosmeticos SA........................................  30,123     401,322
    Odontoprev SA...............................................  43,752     186,340
    Omega Geracao SA............................................   2,003      10,830
*   Petro Rio SA................................................   8,000      37,642
    Porto Seguro SA.............................................  15,300     211,174
    Portobello SA...............................................  10,300      12,688
    Qualicorp Consultoria e Corretora de Seguros SA.............  49,131     215,514
    Raia Drogasil SA............................................  20,900     368,526
*   Rumo SA.....................................................  50,200     231,726
    Santos Brasil Participacoes SA..............................  21,082      20,485
*   Sao Carlos Empreendimentos e Participacoes SA...............   1,400      11,604
    Ser Educacional SA..........................................   5,000      29,418
    SLC Agricola SA.............................................   2,200      23,060
    Smiles Fidelidade SA........................................   3,100      38,739
*   Springs Global Participacoes SA.............................   4,700      10,296
    Sul America SA..............................................  48,318     384,464
    Suzano SA...................................................  60,694     630,452
    T4F Entretenimento SA.......................................   6,400       9,761
    Tegma Gestao Logistica SA...................................   2,200      13,746
    Telefonica Brasil SA, ADR...................................  15,699     186,818
    TIM Participacoes SA, ADR...................................   4,579      67,815
    TIM Participacoes SA........................................  98,200     292,764
    Transmissora Alianca de Energia Eletrica SA.................  31,200     208,870
    Ultrapar Participacoes SA, Sponsored ADR....................  84,726     454,131
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................   8,400      38,025
    Via Varejo SA...............................................  18,900      19,762
*   Vulcabras Azaleia SA........................................  10,600      16,707
    WEG SA......................................................  19,100      90,505
    Wiz Solucoes e Corretagem de Seguros SA.....................  11,800      24,647
                                                                         -----------
TOTAL BRAZIL....................................................          16,907,075
                                                                         -----------
CHILE -- (1.2%)
    Aguas Andinas SA, Class A................................... 266,705     153,569
    Banco de Chile.............................................. 150,217      22,039
    Banco de Chile, ADR.........................................   3,275      96,280

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHILE -- (Continued)
    Banco de Credito e Inversiones SA...........................     2,629 $  175,044
    Banco Santander Chile, ADR..................................     5,165    144,620
    Besalco SA..................................................    49,141     44,984
    CAP SA......................................................     3,979     45,459
    Cencosud SA.................................................   140,014    265,640
    Cia Cervecerias Unidas SA, Sponsored ADR....................     5,981    164,717
*   Cia Sud Americana de Vapores SA.............................   336,888     10,754
    Empresa Nacional de Telecomunicaciones SA...................     7,195     75,347
    Empresas CMPC SA............................................    49,605    166,971
    Empresas Lipigas SA.........................................     1,142      9,093
    Empresas Tricot SA..........................................        19         24
    Enel Americas SA............................................ 1,380,141    242,182
    Enel Americas SA............................................    60,697     10,651
    Enel Chile SA, ADR..........................................     9,400     47,282
    Forus SA....................................................     6,499     17,003
    Grupo Security SA...........................................    80,757     32,849
    Hortifrut SA................................................     3,062      8,590
    Inversiones Aguas Metropolitanas SA.........................    46,827     72,242
    Itau CorpBanca.............................................. 6,974,394     62,299
    Itau CorpBanca, ADR.........................................     2,300     30,647
    Multiexport Foods SA........................................    48,529     27,944
    Parque Arauco SA............................................    30,323     83,721
    Ripley Corp. SA.............................................    87,377     75,253
    SACI Falabella..............................................    16,314    120,432
    Salfacorp SA................................................    40,481     53,014
    Sigdo Koppers SA............................................    14,623     27,700
*   SMU SA......................................................    74,088     19,580
    Sociedad Matriz SAAM SA.....................................   324,933     31,303
    Socovesa SA.................................................    15,493      9,110
    SONDA SA....................................................    77,225    120,472
    Vina Concha y Toro SA.......................................    20,785     43,761
                                                                           ----------
TOTAL CHILE.....................................................            2,510,576
                                                                           ----------
CHINA -- (17.3%)
*   21Vianet Group, Inc., ADR...................................     2,700     21,222
    361 Degrees International, Ltd..............................    45,000      9,905
    3SBio, Inc..................................................    35,000     64,712
*   51job, Inc., ADR............................................       717     66,208
*   58.com, Inc., ADR...........................................     1,754    125,920
    AAC Technologies Holdings, Inc..............................    37,500    243,606
    Agile Group Holdings, Ltd...................................    70,000    105,754
    Agricultural Bank of China, Ltd., Class H...................   596,000    275,463
*   Alibaba Group Holding, Ltd., Sponsored ADR..................    16,197  3,005,677
*   Alibaba Health Information Technology, Ltd..................    52,000     62,284
*   Alibaba Pictures Group, Ltd.................................   310,000     69,677
    Angang Steel Co., Ltd., Class H.............................    26,000     17,494
    Anhui Expressway Co., Ltd., Class H.........................    18,000     12,170
    ANTA Sports Products, Ltd...................................    26,000    182,861
*   Anton Oilfield Services Group...............................   128,000     17,649
    Ausnutria Dairy Corp., Ltd..................................    10,000     16,116
    AVIC International Holdings, Ltd., Class H..................    28,000     17,692
    AviChina Industry & Technology Co., Ltd., Class H...........    74,000     43,545
    BAIC Motor Corp., Ltd., Class H.............................    85,000     59,667
*   Baidu, Inc., Sponsored ADR..................................     3,426    569,504
    Bank of China, Ltd., Class H................................ 1,848,000    882,429
    Bank of Chongqing Co., Ltd., Class H........................    13,500      8,767
    Bank of Communications Co., Ltd., Class H...................   130,000    109,645
    Bank of Tianjin Co., Ltd., Class H..........................    23,000     13,184
*   Baozun, Inc., Sponsored ADR.................................       529     25,656

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Beijing Capital International Airport Co., Ltd., Class H....    64,000 $   56,972
#   Beijing Capital Land, Ltd., Class H.........................    36,000     15,101
    Beijing Enterprises Holdings, Ltd...........................    18,500     98,574
    Beijing Enterprises Water Group, Ltd........................   184,000    114,171
*   Bitauto Holdings, Ltd., ADR.................................     2,315     29,725
    Bosideng International Holdings, Ltd........................   204,000     56,158
    Brilliance China Automotive Holdings, Ltd...................   120,000    132,186
#   BYD Co., Ltd., Class H......................................     7,500     51,177
    BYD Electronic International Co., Ltd.......................    25,500     45,716
    C C Land Holdings, Ltd......................................    56,000     12,928
#   Canvest Environmental Protection Group Co., Ltd.............    14,000      6,797
#*  CAR, Inc....................................................    48,000     38,878
#*  Carnival Group International Holdings, Ltd..................   270,000      1,652
    Central China Real Estate, Ltd..............................    25,000     12,451
    Central China Securities Co., Ltd., Class H.................    72,000     18,564
    CGN Power Co., Ltd., Class H................................   210,000     55,405
*   Changyou.com, Ltd., ADR.....................................       800     15,560
    Chaowei Power Holdings, Ltd.................................    21,000      9,666
*   Cheetah Mobile, Inc., ADR...................................     1,696     10,685
    China Agri-Industries Holdings, Ltd.........................    51,000     16,439
    China Aircraft Leasing Group Holdings, Ltd..................    10,500     12,050
    China Aoyuan Group, Ltd.....................................    63,000     76,471
    China BlueChemical, Ltd., Class H...........................    96,000     32,721
    China CITIC Bank Corp., Ltd., Class H.......................   189,000    121,274
    China Communications Construction Co., Ltd., Class H........   142,000    136,772
    China Communications Services Corp., Ltd., Class H..........    68,000     54,844
    China Conch Venture Holdings, Ltd...........................    47,500    160,562
    China Construction Bank Corp., Class H...................... 1,685,000  1,485,437
    China Datang Corp. Renewable Power Co., Ltd., Class H.......    76,000      8,712
*   China Distance Education Holdings, Ltd., ADR................       400      2,604
    China Dongxiang Group Co., Ltd..............................   123,000     18,206
    China Eastern Airlines Corp., Ltd., Class H.................    14,000      9,948
    China Electronics Optics Valley Union Holding Co., Ltd......   140,000     10,381
    China Energy Engineering Corp., Ltd., Class H...............   112,000     13,424
    China Everbright Bank Co., Ltd., Class H....................    77,000     38,032
    China Everbright Greentech Ltd..............................    30,000     22,058
    China Everbright, Ltd.......................................    54,000     98,445
#   China Evergrande Group......................................    83,000    266,178
    China Foods, Ltd............................................    40,000     15,681
    China Galaxy Securities Co., Ltd., Class H..................    98,000     64,214
    China Gas Holdings, Ltd.....................................    42,400    136,771
*   China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
      Class A...................................................    48,000     28,309
    China Harmony New Energy Auto Holding, Ltd..................    29,000     10,297
    China High Speed Transmission Equipment Group Co., Ltd......    15,000     11,371
    China Huarong Asset Management Co., Ltd., Class H...........   443,000     95,005
    China International Capital Corp., Ltd., Class H............    22,800     49,040
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................    13,900     17,532
    China Jinmao Holdings Group, Ltd............................   178,000    115,410
    China Lesso Group Holdings, Ltd.............................    59,000     41,779
    China Life Insurance Co., Ltd., Class H.....................    89,000    252,903
    China Lilang, Ltd...........................................    14,000     14,605
*   China Logistics Property Holdings Co., Ltd..................    35,000     13,258
    China Machinery Engineering Corp., Class H..................    17,000      8,238
    China Maple Leaf Educational Systems, Ltd...................    52,000     24,323
    China Medical System Holdings, Ltd..........................    65,000     57,742
    China Mengniu Dairy Co., Ltd................................    22,000     81,277
    China Merchants Bank Co., Ltd., Class H.....................    57,000    282,093
    China Merchants Land, Ltd...................................    98,000     17,114
    China Merchants Port Holdings Co., Ltd......................    38,000     76,860

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
CHINA -- (Continued)
    China Merchants Securities Co., Ltd., Class H...............  13,600 $ 18,617
*   China Metal Resources Utilization, Ltd......................  36,000   17,628
    China Minsheng Banking Corp., Ltd., Class H................. 122,500   92,065
    China Mobile, Ltd...........................................  23,000  219,452
*   China Modern Dairy Holdings, Ltd............................  71,000   10,658
    China Molybdenum Co., Ltd., Class H......................... 144,000   54,326
    China Oil & Gas Group, Ltd.................................. 260,000   15,944
    China Oilfield Services, Ltd., Class H......................  62,000   66,397
    China Overseas Land & Investment, Ltd....................... 152,000  569,491
    China Overseas Property Holdings, Ltd.......................  70,000   33,128
    China Pacific Insurance Group Co., Ltd., Class H............  53,800  220,789
    China Petroleum & Chemical Corp., Class H................... 456,000  350,531
    China Railway Construction Corp., Ltd., Class H.............  93,500  110,481
    China Railway Group, Ltd., Class H..........................  93,000   73,356
    China Railway Signal & Communication Corp., Ltd., Class H...  37,000   27,170
    China Resources Beer Holdings Co., Ltd......................  14,000   64,056
    China Resources Cement Holdings, Ltd........................  14,000   14,037
    China Resources Gas Group, Ltd..............................  54,000  250,652
    China Resources Land, Ltd...................................  82,000  357,123
    China Resources Pharmaceutical Group, Ltd...................  49,000   69,728
    China Sanjiang Fine Chemicals Co., Ltd......................  27,000    7,032
    China SCE Group Holdings, Ltd...............................  99,000   46,793
*   China Shengmu Organic Milk, Ltd.............................  97,000    4,453
    China Shineway Pharmaceutical Group, Ltd....................  23,000   23,002
*   China Silver Group, Ltd.....................................  48,000    4,165
    China South City Holdings, Ltd.............................. 242,000   36,728
    China State Construction International Holdings, Ltd........  66,000   68,498
    China Suntien Green Energy Corp., Ltd., Class H.............  69,000   19,874
    China Taiping Insurance Holdings Co., Ltd................... 108,000  328,441
    China Telecom Corp., Ltd., Class H.......................... 160,000   82,925
    China Traditional Chinese Medicine Holdings Co., Ltd........  60,000   34,058
    China Travel International Investment Hong Kong, Ltd........  60,000   13,867
    China Unicom Hong Kong, Ltd................................. 160,000  189,980
    China Vanke Co., Ltd., Class H..............................  50,600  195,781
    China Vast Industrial Urban Development Co., Ltd............  25,000   10,772
    China Water Affairs Group, Ltd..............................  30,000   30,849
    China Yuhua Education Corp., Ltd............................  50,000   22,370
    China ZhengTong Auto Services Holdings, Ltd.................  64,500   35,781
    China Zhongwang Holdings, Ltd............................... 135,600   74,046
    Chinasoft International, Ltd................................ 116,000   66,309
    Chongqing Rural Commercial Bank Co., Ltd., Class H..........  67,000   39,193
    CIFI Holdings Group Co., Ltd................................ 220,000  146,191
    CIMC Enric Holdings, Ltd....................................  18,000   17,535
    CITIC Securities Co., Ltd., Class H.........................  32,500   70,445
    Citychamp Watch & Jewellery Group, Ltd......................  52,000   11,542
*   Cogobuy Group...............................................  20,000    7,363
    Colour Life Services Group Co., Ltd.........................  20,000   14,548
*   Comba Telecom Systems Holdings, Ltd.........................  88,000   21,374
#   Consun Pharmaceutical Group, Ltd............................  14,000    9,820
*   COSCO SHIPPING Development Co., Ltd., Class H............... 118,000   15,956
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....  36,000   23,276
#   COSCO SHIPPING International Hong Kong Co., Ltd.............  34,000   11,844
    COSCO SHIPPING Ports, Ltd...................................  40,000   39,895
    Country Garden Holdings Co., Ltd............................ 345,000  555,952
*   Country Garden Services Holdings Co., Ltd...................  48,977   90,462
    CPMC Holdings, Ltd..........................................  31,000   13,081
    CRRC Corp., Ltd., Class H...................................  69,000   60,276
    CSPC Pharmaceutical Group, Ltd.............................. 226,000  436,232
*   Ctrip.com International, Ltd., ADR..........................   4,977  219,237

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                    SHARES   VALUE>>
                                                                   --------- --------
CHINA -- (Continued)
    Dah Chong Hong Holdings, Ltd..................................    57,000 $ 20,862
    Dali Foods Group Co., Ltd.....................................    26,500   18,821
    Dawnrays Pharmaceutical Holdings, Ltd.........................    65,000   11,846
*   Digital China Holdings, Ltd...................................    35,000   16,698
#   Dongfeng Motor Group Co., Ltd., Class H.......................    74,000   71,892
    Dongjiang Environmental Co., Ltd., Class H....................    11,800   13,148
*   Dynagreen Environmental Protection Group Co., Ltd., Class H...    38,000   18,873
    ENN Energy Holdings, Ltd......................................    31,700  299,596
    Everbright Securities Co., Ltd., Class H......................    11,400   10,952
*   Fang Holdings, Ltd., ADR......................................     6,544    9,947
    Fantasia Holdings Group Co., Ltd..............................    73,500   13,943
    Far East Horizon, Ltd.........................................    78,000   86,703
    Fu Shou Yuan International Group, Ltd.........................    24,000   20,594
    Fufeng Group, Ltd.............................................    38,000   20,133
#   Fullshare Holdings, Ltd.......................................   262,500   29,450
    Future Land Development Holdings, Ltd.........................    66,000   78,708
    Fuyao Glass Industry Group Co., Ltd., Class H.................    11,600   40,801
*   GCL New Energy Holdings, Ltd..................................   250,000    9,403
#*  GCL-Poly Energy Holdings, Ltd.................................   348,000   24,869
    Geely Automobile Holdings, Ltd................................   117,000  235,683
    Gemdale Properties & Investment Corp., Ltd....................   204,000   27,356
    Genertec Universal Medical Group Co., Ltd.....................    60,500   48,239
    Golden Eagle Retail Group, Ltd................................     9,000   10,676
#*  GOME Retail Holdings, Ltd.....................................   255,000   29,286
    Grand Baoxin Auto Group, Ltd..................................    79,500   27,859
    Great Wall Motor Co., Ltd., Class H...........................   146,500  119,295
    Greatview Aseptic Packaging Co., Ltd..........................    34,000   20,704
    Greenland Hong Kong Holdings, Ltd.............................    24,000    9,866
    Greentown China Holdings, Ltd.................................    48,500   43,969
    Greentown Service Group Co., Ltd..............................    36,000   31,072
    Guangdong Investment, Ltd.....................................    48,000   89,792
    Guangshen Railway Co., Ltd., Class H..........................    66,000   23,671
    Guangzhou Automobile Group Co., Ltd., Class H.................    38,800   41,789
    Guangzhou R&F Properties Co., Ltd., Class H...................    48,400   96,286
    Guorui Properties, Ltd........................................    73,000   15,323
    Guotai Junan Securities Co., Ltd., Class H....................     5,800   12,391
*   Haichang Ocean Park Holdings, Ltd.............................    63,000   13,353
    Haier Electronics Group Co., Ltd..............................    38,000  108,639
#*  Hailiang Education Group, Inc., ADR...........................       321   18,486
    Haitian International Holdings, Ltd...........................    27,000   67,705
    Haitong Securities Co., Ltd., Class H.........................    33,600   43,334
#   Harbin Electric Co., Ltd., Class H............................    34,000   18,213
#*  HC Group, Inc.................................................    20,000   10,211
*   Health and Happiness H&H International Holdings, Ltd..........     6,000   36,853
#*  HengTen Networks Group, Ltd................................... 1,364,000   39,084
*   Hi Sun Technology China, Ltd..................................    60,000   10,334
    Hilong Holding, Ltd...........................................    83,000   10,051
    Hisense Home Appliances Group Co., Ltd., Class H..............    14,000   19,094
    HKC Holdings, Ltd.............................................    12,000    9,656
*   Honghua Group, Ltd............................................   166,000   14,192
    Hopson Development Holdings, Ltd..............................    26,000   28,550
    Hua Hong Semiconductor, Ltd...................................    18,000   42,666
    Huaneng Renewables Corp., Ltd., Class H.......................   300,000   86,478
    IMAX China Holding, Inc.......................................     4,400   12,120
    Industrial & Commercial Bank of China, Ltd., Class H..........   995,000  748,399
*   JD.com, Inc., ADR.............................................    11,648  352,585
    Jiangsu Expressway Co., Ltd., Class H.........................    64,000   91,138
    Jiangxi Copper Co., Ltd., Class H.............................    45,000   59,691
#   Jiayuan International Group, Ltd..............................    58,000   25,959

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CHINA -- (Continued)
#*  JinkoSolar Holding Co., Ltd., ADR...........................   1,539 $   29,949
#   JNBY Design, Ltd............................................   9,000     17,784
    Joy City Property, Ltd......................................  64,000      9,132
    Ju Teng International Holdings, Ltd.........................  56,000     16,378
*   Jumei International Holding, Ltd., ADR......................   4,900     11,907
    Kaisa Group Holdings, Ltd................................... 137,000     58,175
#   Kasen International Holdings, Ltd...........................  41,000     33,309
    Kingboard Holdings, Ltd.....................................   5,000     16,302
    Kingdee International Software Group Co., Ltd...............  59,000     72,421
    Kingsoft Corp., Ltd.........................................  41,000    105,018
#*  KuangChi Science, Ltd.......................................  44,000      3,705
    Kunlun Energy Co., Ltd...................................... 166,000    175,588
    KWG Group Holdings, Ltd.....................................  87,000    102,039
    Lee & Man Paper Manufacturing, Ltd..........................  48,000     38,961
    Lee's Pharmaceutical Holdings, Ltd..........................   7,000      5,993
    Legend Holdings Corp., Class H..............................   6,700     18,275
    Lenovo Group, Ltd........................................... 558,000    517,083
*   Li Ning Co., Ltd............................................  48,000     87,202
#*  Lifestyle China Group, Ltd..................................  31,500     11,694
#*  Lifetech Scientific Corp.................................... 112,000     23,601
    Livzon Pharmaceutical Group, Inc., Class H..................   4,600     16,732
    Logan Property Holdings Co., Ltd............................  92,000    146,406
    Longfor Group Holdings, Ltd.................................  24,000     88,741
    Lonking Holdings, Ltd....................................... 146,000     49,646
    Luye Pharma Group, Ltd......................................  53,500     48,526
    LVGEM China Real Estate Investment Co., Ltd.................  16,000      4,999
    Maanshan Iron & Steel Co., Ltd., Class H....................  38,000     17,516
    Metallurgical Corp. of China, Ltd., Class H.................  67,000     18,546
    Minth Group, Ltd............................................  48,000    151,751
*   MMG, Ltd.................................................... 136,000     58,879
    Momo, Inc., Sponsored ADR...................................  11,692    410,038
#   NetDragon Websoft Holdings, Ltd.............................  15,000     43,611
    NetEase, Inc., ADR..........................................   2,052    583,856
    New China Life Insurance Co., Ltd., Class H.................  10,000     55,460
*   New Oriental Education & Technology Group, Inc., Sponsored
      ADR.......................................................   1,408    134,408
    Nexteer Automotive Group, Ltd...............................  43,000     67,426
    Nine Dragons Paper Holdings, Ltd............................ 101,000     93,479
#*  Noah Holdings, Ltd., ADR....................................     735     39,940
    Orient Securities Co., Ltd., Class H........................  17,200     12,440
#*  Panda Green Energy Group, Ltd............................... 170,000      7,184
    PAX Global Technology, Ltd..................................  24,000     11,210
    People's Insurance Co. Group of China, Ltd. (The), Class H.. 144,000     58,966
    PICC Property & Casualty Co., Ltd., Class H................. 177,000    198,865
    Ping An Insurance Group Co. of China, Ltd., Class H.........  83,500  1,010,739
    Poly Property Group Co., Ltd................................ 118,000     49,508
    Postal Savings Bank of China Co., Ltd., Class H............. 131,000     79,717
    Pou Sheng International Holdings, Ltd.......................  63,000     14,784
    Powerlong Real Estate Holdings, Ltd.........................  43,000     20,943
#   Q Technology Group Co., Ltd.................................  16,000     16,519
*   Qingdao Port International Co., Ltd., Class H...............  18,000     12,503
    Qingling Motors Co., Ltd., Class H..........................  42,000     12,588
    Red Star Macalline Group Corp., Ltd., Class H...............  10,800     10,240
#   Redco Group.................................................  44,000     17,583
*   Renhe Commercial Holdings Co., Ltd.......................... 312,000     10,319
    Road King Infrastructure, Ltd...............................   7,000     15,896
*   Ronshine China Holdings, Ltd................................  18,000     24,789
*   Sany Heavy Equipment International Holdings Co., Ltd........  31,000     14,830
    Shandong Chenming Paper Holdings, Ltd., Class H.............  20,250     10,513
    Shanghai Electric Group Co., Ltd., Class H..................  94,000     36,692

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CHINA -- (Continued)
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H......  15,500 $   53,313
*   Shanghai Fudan Microelectronics Group Co., Ltd., Class H....  14,000     23,480
    Shanghai Industrial Holdings, Ltd...........................  25,000     58,801
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H...................................................  38,000      9,414
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H.........  32,000     67,015
    Shenzhen Expressway Co., Ltd., Class H......................  34,000     41,413
    Shenzhen International Holdings, Ltd........................  29,500     63,767
    Shenzhen Investment, Ltd.................................... 134,000     53,322
    Shenzhou International Group Holdings, Ltd..................   5,400     72,580
    Shimao Property Holdings, Ltd...............................  50,000    152,400
    Shui On Land, Ltd........................................... 191,500     46,662
    Sichuan Expressway Co., Ltd., Class H.......................  60,000     20,044
    Sihuan Pharmaceutical Holdings Group, Ltd................... 199,000     53,620
*   SINA Corp...................................................   2,000    125,880
    Sino Biopharmaceutical, Ltd................................. 274,000    263,804
*   Sinofert Holdings, Ltd...................................... 172,000     21,280
    Sino-Ocean Group Holding, Ltd............................... 144,000     64,691
    Sinopec Engineering Group Co., Ltd., Class H................  46,000     44,483
    Sinopec Kantons Holdings, Ltd...............................  74,000     33,065
    Sinopec Shanghai Petrochemical Co., Ltd., Class H........... 204,000     92,397
    Sinopharm Group Co., Ltd., Class H..........................  44,400    174,505
    Sinosoft Technology Group, Ltd..............................  52,000     18,592
    Sinotrans, Ltd., Class H.................................... 105,000     43,142
#   Sinotruk Hong Kong, Ltd.....................................  34,000     73,809
    Skyfame Realty Holdings, Ltd................................ 222,000     36,532
    Skyworth Digital Holdings, Ltd.............................. 154,000     45,525
#*  SMI Holdings Group, Ltd.....................................  52,000      3,314
*   SOHO China, Ltd.............................................  40,000     14,509
*   Sohu.com, Ltd., ADR.........................................     606     12,526
    Springland International Holdings, Ltd......................  68,000     14,217
    SSY Group, Ltd..............................................  56,000     53,045
    Sun Art Retail Group, Ltd...................................  66,000     57,680
    Sunac China Holdings, Ltd...................................  97,000    499,899
    Sunny Optical Technology Group Co., Ltd.....................  29,500    360,876
*   TAL Education Group, ADR....................................   1,736     66,784
    TCL Electronics Holdings, Ltd...............................  23,000     12,324
    Tencent Holdings, Ltd.......................................  94,900  4,677,397
    Texhong Textile Group, Ltd..................................  16,500     22,355
    Tian Ge Interactive Holdings, Ltd...........................  26,000      8,059
    Tianjin Port Development Holdings, Ltd...................... 120,000     13,927
    Tianneng Power International, Ltd...........................  34,000     31,928
*   Tibet Water Resources, Ltd..................................  29,000      8,321
    Tingyi Cayman Islands Holding Corp..........................  92,000    151,499
#   Tong Ren Tang Technologies Co., Ltd., Class H...............  13,000     18,049
#   Tongda Group Holdings, Ltd.................................. 160,000     17,344
    Towngas China Co., Ltd......................................  53,000     42,168
    TPV Technology, Ltd......................................... 112,000     26,012
    TravelSky Technology, Ltd., Class H.........................  24,000     61,730
    Tsingtao Brewery Co., Ltd., Class H.........................   4,000     25,516
*   Tuniu Corp., Sponsored ADR..................................   2,276     10,470
    Uni-President China Holdings, Ltd...........................  48,000     43,955
    United Energy Group, Ltd.................................... 254,000     47,633
*   Vipshop Holdings, Ltd., ADR.................................  22,668    195,171
    Want Want China Holdings, Ltd............................... 228,000    181,017
*   Weibo Corp., Sponsored ADR..................................   1,424     97,544
    Weichai Power Co., Ltd., Class H............................ 107,000    175,195
    Wison Engineering Services Co., Ltd.........................  28,000      4,143
#   Xiabuxiabu Catering Management China Holdings Co., Ltd......   8,000     14,091
    Xingda International Holdings, Ltd..........................  43,000     13,662

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CHINA -- (Continued)
    Xinhua Winshare Publishing and Media Co., Ltd., Class H.....  20,000 $    15,363
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H...  38,556      42,110
    Xinyi Solar Holdings, Ltd...................................   8,000       4,562
    Xinyuan Real Estate Co., Ltd., ADR..........................   2,452      10,911
    Xtep International Holdings, Ltd............................  22,000      12,543
*   Xunlei, Ltd., ADR...........................................   1,100       3,850
    Yadea Group Holdings, Ltd...................................  42,000      14,408
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H...................................................  13,000      32,130
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H....   4,200      20,847
    Yihai International Holding, Ltd............................  15,000      74,091
    Yuexiu Property Co., Ltd.................................... 214,000      49,674
    Yuexiu Transport Infrastructure, Ltd........................  20,000      16,300
    Yum China Holdings, Inc.....................................   4,821     229,190
    Yuzhou Properties Co., Ltd..................................  91,389      48,303
*   YY, Inc., ADR...............................................   1,208     102,209
    Zhaojin Mining Industry Co., Ltd., Class H..................  28,500      24,553
    Zhejiang Expressway Co., Ltd., Class H......................  70,000      75,082
    Zhongsheng Group Holdings, Ltd..............................  27,500      72,346
*   Zhuguang Holdings Group Co., Ltd............................  42,000       6,598
    Zhuzhou CRRC Times Electric Co., Ltd., Class H..............  16,600      84,331
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H...................................................  86,600      50,830
*   ZTE Corp., Class H..........................................   6,800      21,678
    ZTO Express Cayman, Inc., ADR...............................   4,166      83,028
                                                                         -----------
TOTAL CHINA.....................................................          34,972,552
                                                                         -----------
COLOMBIA -- (0.3%)
    Almacenes Exito SA..........................................  21,854      98,008
    Banco de Bogota SA..........................................     955      20,345
    Bancolombia SA, Sponsored ADR...............................   2,517     127,662
    Bancolombia SA..............................................   4,497      54,800
    Grupo Aval Acciones y Valores SA, ADR.......................   5,000      39,300
    Grupo de Inversiones Suramericana SA........................   9,561     106,455
    Interconexion Electrica SA ESP..............................  54,591     267,109
                                                                         -----------
TOTAL COLOMBIA..................................................             713,679
                                                                         -----------
CZECH REPUBLIC -- (0.1%)
    Komercni banka A.S..........................................   1,631      61,874
    Moneta Money Bank A.S.......................................  54,070     173,311
    O2 Czech Republic A.S.......................................   3,412      37,157
                                                                         -----------
TOTAL CZECH REPUBLIC............................................             272,342
                                                                         -----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E., GDR.............  35,802     156,636
                                                                         -----------
GREECE -- (0.3%)
    Athens Water Supply & Sewage Co. SA.........................   3,457      23,040
*   Ellaktor SA.................................................   6,072      11,669
    Hellenic Exchanges - Athens Stock Exchange SA...............   4,772      24,003
    Hellenic Telecommunications Organization SA.................   6,219      86,375
    Holding Co. ADMIE IPTO SA...................................  13,574      26,085
*   Iaso SA.....................................................   7,376      12,236
    JUMBO SA....................................................   4,534      82,750
*   LAMDA Development SA........................................   3,107      23,721
    Motor Oil Hellas Corinth Refineries SA......................   2,838      72,375
    OPAP SA.....................................................   8,754      94,466
    Piraeus Port Authority SA...................................     716      16,622
    Sarantis SA.................................................   2,270      18,813

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GREECE -- (Continued)
    Terna Energy SA.............................................   6,248 $   48,805
                                                                         ----------
TOTAL GREECE....................................................            540,960
                                                                         ----------
HONG KONG -- (0.0%)
*   Leyou Technologies Holdings, Ltd............................  90,000     25,826
                                                                         ----------
HUNGARY -- (0.5%)
    Magyar Telekom Telecommunications P.L.C.....................  48,291     76,142
    MOL Hungarian Oil & Gas P.L.C...............................  44,069    507,484
    OTP Bank P.L.C..............................................   5,830    259,266
    Richter Gedeon Nyrt.........................................   9,095    180,460
                                                                         ----------
TOTAL HUNGARY...................................................          1,023,352
                                                                         ----------
INDIA -- (14.2%)
*   3M India, Ltd...............................................     127     41,862
    Aarti Industries, Ltd.......................................   4,089     95,378
    ABB India, Ltd..............................................   1,812     38,460
    Abbott India, Ltd...........................................     126     13,427
    ACC, Ltd....................................................     562     13,188
    Adani Ports & Special Economic Zone, Ltd....................  41,523    233,901
*   Adani Transmissions, Ltd....................................   3,467     10,871
*   Aditya Birla Capital, Ltd...................................  34,331     48,211
*   Aditya Birla Fashion and Retail, Ltd........................  12,466     39,037
    Advanced Enzyme Technologies, Ltd...........................   4,178     11,441
    Aegis Logistics, Ltd........................................   6,161     17,195
    AIA Engineering, Ltd........................................   2,078     54,113
    Ajanta Pharma, Ltd..........................................   2,822     40,242
    Akzo Nobel India, Ltd.......................................     756     18,603
    Alembic Pharmaceuticals, Ltd................................   4,723     37,701
*   Allahabad Bank..............................................  37,653     25,267
    Allcargo Logistics, Ltd.....................................   7,609     11,754
    Amara Raja Batteries, Ltd...................................   1,820     17,325
*   Andhra Bank.................................................  28,151     10,008
    Apar Industries, Ltd........................................   1,069     10,312
    APL Apollo Tubes, Ltd.......................................   1,339     30,706
    Apollo Hospitals Enterprise, Ltd............................   2,862     50,189
    Apollo Tyres, Ltd...........................................  13,594     40,142
    Ashok Leyland, Ltd.......................................... 124,132    155,488
    Ashoka Buildcon, Ltd........................................   9,386     16,706
    Asian Paints, Ltd...........................................  18,034    379,591
    Astral Polytechnik, Ltd.....................................   2,073     36,971
    Atul, Ltd...................................................     952     46,579
    Aurobindo Pharma, Ltd.......................................  22,473    263,958
    Avanti Feeds, Ltd...........................................   1,962     10,281
*   Avenue Supermarts, Ltd......................................   6,432    119,294
    Bajaj Auto, Ltd.............................................   5,441    233,838
*   Bajaj Corp., Ltd............................................   9,179     43,358
    Bajaj Electricals, Ltd......................................   4,414     36,165
    Bajaj Finance, Ltd..........................................   5,621    250,598
    Bajaj Finserv, Ltd..........................................     909     98,258
    Bajaj Holdings & Investment, Ltd............................   1,548     68,770
    Balkrishna Industries, Ltd..................................   3,327     43,815
    Balmer Lawrie & Co., Ltd....................................   4,262     10,388
    Balrampur Chini Mills, Ltd..................................  15,774     34,273
*   Bank of Baroda..............................................  20,661     34,632
*   Bank of Maharashtra.........................................  49,518     12,860
    BASF India, Ltd.............................................     869     17,305
    Bata India, Ltd.............................................   2,128     44,525

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
INDIA -- (Continued)
    Bayer CropScience, Ltd......................................    538 $ 32,472
    BEML, Ltd...................................................  1,351   16,936
    Berger Paints India, Ltd.................................... 23,924  110,761
    Bharat Electronics, Ltd..................................... 41,313   51,703
    Bharat Heavy Electricals, Ltd............................... 78,268   79,511
    Bharat Petroleum Corp., Ltd................................. 44,856  245,813
    Bharti Airtel, Ltd.......................................... 79,345  364,769
    Bharti Infratel, Ltd........................................ 15,168   57,270
    Biocon, Ltd................................................. 14,377  122,960
    Blue Dart Express, Ltd......................................    416   19,626
    Blue Star, Ltd..............................................  1,338   13,008
    Bombay Dyeing & Manufacturing Co., Ltd......................  3,038    4,871
    Borosil Glass Works, Ltd....................................  3,668   10,628
    Bosch, Ltd..................................................    203   52,542
    Brigade Enterprises, Ltd....................................  3,485   11,302
    Britannia Industries, Ltd...................................  2,967  123,632
    BSE, Ltd....................................................  1,785   15,927
    Cadila Healthcare, Ltd...................................... 21,727  102,470
    Can Fin Homes, Ltd..........................................  6,909   31,568
*   Canara Bank................................................. 11,561   43,165
    Caplin Point Laboratories, Ltd..............................  3,081   16,188
    Carborundum Universal, Ltd..................................  1,960   10,103
    Castrol India, Ltd..........................................  7,102   15,639
    CCL Products India, Ltd.....................................  6,689   24,814
    Ceat, Ltd...................................................    593    8,962
*   Central Bank of India....................................... 21,094    9,531
    Century Plyboards India, Ltd................................  8,168   20,386
    Cera Sanitaryware, Ltd......................................    505   20,383
*   CG Power and Industrial Solutions, Ltd...................... 33,425   18,099
    Chambal Fertilizers & Chemicals, Ltd........................  9,364   20,918
    Chennai Petroleum Corp., Ltd................................  2,633    9,572
    Cholamandalam Investment and Finance Co., Ltd...............  3,009   60,037
    Cipla, Ltd.................................................. 15,820  128,048
    City Union Bank, Ltd........................................ 15,446   45,299
    Cochin Shipyard, Ltd........................................  3,056   16,528
*   Coffee Day Enterprises, Ltd.................................  3,096   11,592
    Colgate-Palmolive India, Ltd................................  3,970   69,075
    Container Corp. Of India, Ltd............................... 14,555  103,545
    Coromandel International, Ltd...............................  9,530   59,333
*   Corp. Bank.................................................. 25,404   10,056
*   Cox & Kings Financial Service, Ltd..........................    991      539
    Cox & Kings, Ltd............................................  2,973    5,173
    CRISIL, Ltd.................................................  1,558   32,213
    Cummins India, Ltd..........................................  3,138   32,635
    Cyient, Ltd.................................................  2,102   17,822
    Dabur India, Ltd............................................ 32,823  187,679
    DB Corp., Ltd...............................................  4,160   11,198
    DCB Bank, Ltd............................................... 16,407   49,948
    DCM Shriram, Ltd............................................  5,671   35,674
    Dewan Housing Finance Corp., Ltd............................  8,090   15,455
    Dhanuka Agritech, Ltd.......................................  1,466    7,861
    Dilip Buildcon, Ltd.........................................  4,776   36,891
    Dish TV India, Ltd.......................................... 37,588   19,454
*   Dishman Carbogen Amcis, Ltd.................................  5,292   17,345
    Divi's Laboratories, Ltd....................................  3,963   99,436
    DLF, Ltd.................................................... 28,914   71,552
    Dr Lal PathLabs, Ltd........................................  3,200   47,842
    eClerx Services, Ltd........................................  2,544   41,880
    Edelweiss Financial Services, Ltd........................... 27,947   59,832

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Eicher Motors, Ltd..........................................     695 $203,233
    EID Parry India, Ltd........................................   6,206   17,260
    Emami, Ltd..................................................   6,566   36,305
    Endurance Technologies, Ltd.................................     978   16,634
    Engineers India, Ltd........................................  15,558   24,974
*   Eris Lifesciences, Ltd......................................   2,036   18,335
    Escorts, Ltd................................................   5,050   54,041
    Essel Propack, Ltd..........................................  20,674   40,264
    Eveready Industries India, Ltd..............................   2,362    3,976
    Exide Industries, Ltd.......................................  15,175   46,689
*   FDC, Ltd....................................................   2,449    6,187
    Federal Bank, Ltd........................................... 109,149  145,761
    Finolex Cables, Ltd.........................................   5,102   32,293
    Finolex Industries, Ltd.....................................   3,140   20,928
    Firstsource Solutions, Ltd..................................  25,010   18,254
*   Future Enterprises, Ltd.....................................  17,741    8,677
    Future Lifestyle Fashions, Ltd..............................   1,301    9,021
*   Future Retail, Ltd..........................................   5,977   35,806
    Gabriel India, Ltd..........................................   5,802   12,160
    GAIL India, Ltd.............................................  48,963  250,052
    Garware Technical Fibres, Ltd...............................     665   10,422
    Gateway Distriparks, Ltd....................................   3,803    7,237
    GE T&D India, Ltd...........................................   2,445    8,930
    General Insurance Corp. of India............................   2,875    9,919
    Gillette India, Ltd.........................................     857   93,763
    GlaxoSmithKline Consumer Healthcare, Ltd....................     430   45,100
    GlaxoSmithKline Pharmaceuticals, Ltd........................     826   15,216
    Glenmark Pharmaceuticals, Ltd...............................  14,701  134,073
    Godrej Consumer Products, Ltd...............................  15,324  143,760
    Godrej Industries, Ltd......................................   5,129   38,038
*   Godrej Properties, Ltd......................................   3,360   39,561
    Granules India, Ltd.........................................  13,717   22,060
    Graphite India, Ltd.........................................   4,107   22,698
    Greaves Cotton, Ltd.........................................  11,083   23,752
    Greenply Industries, Ltd....................................   8,369   20,355
    Grindwell Norton, Ltd.......................................   2,727   24,007
    GRUH Finance, Ltd...........................................  15,651   71,582
    Gujarat Alkalies & Chemicals, Ltd...........................   2,281   15,782
    Gujarat Ambuja Exports, Ltd.................................   3,281    9,905
    Gujarat Fluorochemicals, Ltd................................   3,681   55,335
    Gujarat Gas, Ltd............................................  13,590   31,082
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........   3,675   16,499
    Gujarat Pipavav Port, Ltd...................................  19,549   24,646
    Gujarat State Petronet, Ltd.................................  18,741   53,361
    Gulf Oil Lubricants India, Ltd..............................   2,672   32,971
    Hatsun Agro Products, Ltd...................................     975    9,815
    Hatsun Agro Products, Ltd...................................      60      481
    Havells India, Ltd..........................................  11,835  131,720
    HCL Technologies, Ltd.......................................  24,551  416,665
    HEG, Ltd....................................................     875   20,414
    Hero MotoCorp, Ltd..........................................   2,649   95,435
    Hexaware Technologies, Ltd..................................  11,851   59,513
    Hikal, Ltd..................................................   5,929   15,103
    Himachal Futuristic Communications, Ltd.....................  66,885   21,259
    Himadri Speciality Chemical, Ltd............................   9,211   14,646
    Himatsingka Seide, Ltd......................................   2,577    7,888
    Hindustan Petroleum Corp., Ltd..............................  80,257  337,771
    Hindustan Unilever, Ltd.....................................  30,073  757,588
    Honeywell Automation India, Ltd.............................     141   48,844

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
*   Housing Development & Infrastructure, Ltd...................  62,791 $   20,859
    Housing Development Finance Corp., Ltd......................  25,843    741,593
    HSIL, Ltd...................................................   1,816      7,019
    ICICI Bank, Ltd., Sponsored ADR.............................  35,823    410,173
    ICICI Lombard General Insurance Co., Ltd....................   2,406     37,613
    ICICI Prudential Life Insurance Co., Ltd....................   6,278     33,244
    ICRA, Ltd...................................................     250     11,332
*   IDFC First Bank, Ltd........................................ 125,167     89,459
    IDFC, Ltd...................................................  83,350     47,833
*   IFB Industries, Ltd.........................................     864     11,275
*   IFCI, Ltd...................................................  73,561     11,214
    IIFL Holdings, Ltd..........................................   5,801     35,958
    Indiabulls Housing Finance, Ltd.............................  35,192    349,831
    Indiabulls Integrated Services, Ltd.........................   4,301     18,537
*   Indiabulls Real Estate, Ltd.................................   7,599     12,442
    Indiabulls Ventures, Ltd....................................   7,739     32,831
*   Indian Bank.................................................   8,453     30,749
    Indian Oil Corp., Ltd.......................................  60,796    138,818
*   Indian Overseas Bank........................................  48,120      9,762
    Indraprastha Gas, Ltd.......................................  18,605     83,456
    IndusInd Bank, Ltd..........................................     811     18,669
    Infibeam Avenues, Ltd.......................................  32,279     19,367
    Info Edge India, Ltd........................................   2,804     77,941
    Infosys, Ltd................................................ 152,784  1,640,156
    Ingersoll-Rand India, Ltd...................................   2,626     22,961
*   Inox Leisure, Ltd...........................................   5,506     24,802
*   Intellect Design Arena, Ltd.................................   3,329     10,792
    InterGlobe Aviation, Ltd....................................   2,281     49,698
    Ipca Laboratories, Ltd......................................   3,072     42,338
    IRB Infrastructure Developers, Ltd..........................  12,120     21,219
    ITD Cementation India, Ltd..................................   9,348     16,660
    Jagran Prakashan, Ltd.......................................  12,267     20,034
    Jain Irrigation Systems, Ltd................................  16,352     12,750
*   Jammu & Kashmir Bank, Ltd. (The)............................  11,385      9,894
    Jamna Auto Industries, Ltd..................................  11,234      8,789
    JB Chemicals & Pharmaceuticals, Ltd.........................   2,554     12,656
    Jindal Saw, Ltd.............................................  18,284     21,341
    JM Financial, Ltd...........................................  22,132     28,333
    Johnson Controls-Hitachi Air Conditioning India, Ltd........     271      7,182
    Jubilant Foodworks, Ltd.....................................   3,777     72,311
*   Just Dial, Ltd..............................................   4,976     41,471
    Kajaria Ceramics, Ltd.......................................   6,740     57,372
    Kalpataru Power Transmission, Ltd...........................   4,537     30,381
    Kansai Nerolac Paints, Ltd..................................   1,388      8,780
    Karnataka Bank, Ltd. (The)..................................  12,048     21,918
    Karur Vysya Bank, Ltd. (The)................................  33,249     37,173
    Kaveri Seed Co., Ltd........................................   1,283      8,192
    KEC International, Ltd......................................   8,905     36,563
    KEI Industries, Ltd.........................................   6,045     35,658
    KNR Constructions, Ltd......................................   4,264     14,719
    Kotak Mahindra Bank, Ltd....................................   6,210    123,707
*   KPIT Engineering, Ltd.......................................  17,211     25,549
*   KPIT Technologies, Ltd......................................  17,211     23,319
    KPR Mill, Ltd...............................................   1,069      9,188
    KRBL, Ltd...................................................   5,074     24,372
    Lakshmi Machine Works, Ltd..................................     108      8,972
*   Lakshmi Vilas Bank, Ltd. (The)..............................  14,604     15,804
    Laurus Labs, Ltd............................................   1,336      7,374
    LIC Housing Finance, Ltd....................................  26,988    192,664

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Lupin, Ltd..................................................  18,148 $227,334
    LUX Industries, Ltd.........................................     509    9,586
    Magma Fincorp, Ltd..........................................   4,553    8,151
    Mahanagar Gas, Ltd..........................................   3,158   43,787
    Maharashtra Scooters, Ltd...................................     241   12,662
    Mahindra & Mahindra Financial Services, Ltd.................  28,701  164,624
    Mahindra & Mahindra, Ltd....................................  38,572  358,361
*   Mahindra CIE Automotive, Ltd................................   5,090   16,708
*   Majesco, Ltd................................................   1,448   10,872
    Manappuram Finance, Ltd.....................................  39,406   66,673
    Mangalore Refinery & Petrochemicals, Ltd....................  16,296   17,092
    Marico, Ltd.................................................  34,457  178,240
    Marksans Pharma, Ltd........................................  28,757    9,743
    Maruti Suzuki India, Ltd....................................   3,302  315,076
    MAS Financial Services, Ltd.................................   1,285   11,088
    Mastek, Ltd.................................................   1,601   11,019
*   Max Financial Services, Ltd.................................  10,376   62,433
*   Max India, Ltd..............................................  13,084   13,203
    McLeod Russel India, Ltd....................................   6,044    5,302
    Minda Corp., Ltd............................................   5,222    9,547
    Minda Industries, Ltd.......................................   6,758   34,993
    Mindtree, Ltd...............................................  14,039  197,858
    MOIL, Ltd...................................................   8,751   19,298
    Motherson Sumi Systems, Ltd.................................  53,910  113,683
    Motilal Oswal Financial Services, Ltd.......................   3,276   33,393
    Mphasis, Ltd................................................  11,188  155,157
    MRF, Ltd....................................................      80   61,132
*   Music Broadcast, Ltd........................................  12,716   10,671
*   Muthoot Capital Services, Ltd...............................     916    9,882
    Muthoot Finance, Ltd........................................  11,712  100,562
*   Narayana Hrudayalaya, Ltd...................................   3,609   10,476
    Natco Pharma, Ltd...........................................   9,374   72,805
    Navneet Education, Ltd......................................   8,985   14,410
    NBCC India, Ltd.............................................  23,319   19,458
    Nestle India, Ltd...........................................     833  130,177
    NIIT Technologies, Ltd......................................   3,918   72,741
*   NIIT, Ltd...................................................  17,210   26,042
    NRB Bearings, Ltd...........................................   7,569   20,393
    Oberoi Realty, Ltd..........................................   4,104   29,925
    Oil India, Ltd..............................................  15,518   40,606
    Omaxe, Ltd..................................................   3,485   10,412
    Oracle Financial Services Software, Ltd.....................   2,293  116,062
*   Oriental Bank of Commerce...................................  18,904   26,137
    Page Industries, Ltd........................................     485  161,730
    PC Jeweller, Ltd............................................  23,471   40,065
    Persistent Systems, Ltd.....................................   4,777   43,617
    Petronet LNG, Ltd........................................... 117,688  406,525
    Pfizer, Ltd.................................................     723   32,768
    Phillips Carbon Black, Ltd..................................   4,200    9,503
    Phoenix Mills, Ltd.(The)....................................   3,605   31,100
    PI Industries, Ltd..........................................   6,183   93,361
    Pidilite Industries, Ltd....................................   7,534  133,451
    Piramal Enterprises, Ltd....................................   2,108   71,277
    PNB Housing Finance, Ltd....................................   3,784   38,549
    PNC Infratech, Ltd..........................................   5,375   11,633
    Power Finance Corp., Ltd....................................  60,814  100,808
    Power Grid Corp. of India, Ltd..............................  51,226  137,419
    Prestige Estates Projects, Ltd..............................  10,385   39,356
    Procter & Gamble Hygiene & Health Care, Ltd.................     529   77,728

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    PTC India, Ltd..............................................  26,606 $   26,398
*   Punjab & Sind Bank..........................................  24,330      9,650
*   Punjab National Bank........................................  52,635     64,366
    PVR, Ltd....................................................   3,814     97,110
*   Quess Corp., Ltd............................................   1,678     16,866
    Radico Khaitan, Ltd.........................................   1,834      9,334
    Rain Industries Ltd.........................................   3,832      6,316
    Rajesh Exports, Ltd.........................................  10,071     97,016
    Rallis India, Ltd...........................................   7,424     15,799
    Raymond, Ltd................................................   3,401     37,760
    RBL Bank, Ltd...............................................   8,268     80,354
    REC, Ltd....................................................  64,315    136,260
    Redington India, Ltd........................................  30,687     45,507
    Relaxo Footwears, Ltd.......................................     832     10,462
    Reliance Capital, Ltd.......................................   8,730     16,439
*   Reliance Communications, Ltd................................  45,030      1,200
    Reliance Industries, Ltd....................................  43,935    879,949
    Reliance Industries, Ltd., GDR..............................  21,905    877,295
    Repco Home Finance, Ltd.....................................   2,616     15,739
    Sadbhav Engineering, Ltd....................................  13,046     44,977
    Sanofi India, Ltd...........................................     601     48,447
    SBI Life Insurance Co., Ltd.................................   1,101     10,138
    Schaeffler India, Ltd.......................................     251     19,491
    Sharda Cropchem, Ltd........................................   1,695      8,884
*   Sheela Foam, Ltd............................................     597     11,501
*   Shilpa Medicare, Ltd........................................   1,832     10,231
    Shoppers Stop, Ltd..........................................   1,322      8,745
    Shriram City Union Finance, Ltd.............................   1,102     26,031
    Shriram Transport Finance Co., Ltd..........................  13,112    209,264
    Siemens, Ltd................................................   3,014     50,812
    Siyaram Silk Mills, Ltd.....................................   1,830      9,377
    SKF India, Ltd..............................................     807     22,832
    Sobha, Ltd..................................................   4,448     30,589
    Somany Ceramics, Ltd........................................     991      6,054
    Sonata Software, Ltd........................................   7,033     33,325
    South Indian Bank, Ltd. (The)...............................  61,380     13,688
    Srei Infrastructure Finance, Ltd............................  19,337      7,219
    SRF, Ltd....................................................   2,296     84,683
*   State Bank of India.........................................  15,743     70,480
    Sterlite Technologies, Ltd..................................   9,782     26,735
    Strides Pharma Science, Ltd.................................   5,475     37,776
    Sun Pharmaceutical Industries, Ltd..........................  21,290    139,540
    Sun TV Network, Ltd.........................................  15,171    125,331
    Sundaram Finance, Ltd.......................................   2,696     55,907
    Sundaram-Clayton, Ltd.......................................     140      5,609
    Sundram Fasteners, Ltd......................................   4,148     32,750
    Sunteck Realty, Ltd.........................................   2,400     16,011
    Suprajit Engineering, Ltd...................................   2,380      8,024
    Supreme Industries, Ltd.....................................   4,014     65,934
    Suven Life Sciences, Ltd....................................   4,069     15,455
*   Suzlon Energy, Ltd.......................................... 274,335     27,419
    Symphony, Ltd...............................................   1,436     28,084
*   Syndicate Bank..............................................  25,552     13,769
    Syngene International, Ltd..................................   4,432     39,243
    TAKE Solutions, Ltd.........................................   4,839     10,211
    Tata Communications, Ltd....................................   3,759     30,598
    Tata Consultancy Services, Ltd..............................  41,402  1,343,308
    Tata Elxsi, Ltd.............................................   1,424     19,067
    Tata Global Beverages, Ltd..................................  27,188     81,765

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDIA -- (Continued)
*   Tata Motors, Ltd............................................   299,423 $   924,445
    TCI Express, Ltd............................................       999       9,700
    Tech Mahindra, Ltd..........................................    44,297     532,683
*   Techno Electric & Engineering Co., Ltd......................     2,244       7,675
*   Tejas Networks, Ltd.........................................     2,818       7,688
    Texmaco Rail & Engineering, Ltd.............................    13,083      12,741
    Thermax, Ltd................................................       531       7,479
    Thomas Cook India, Ltd......................................     6,426      23,009
    Thyrocare Technologies, Ltd.................................     1,540      10,871
*   TI Financial Holdings, Ltd..................................     7,241      53,958
    Time Technoplast, Ltd.......................................    17,732      23,192
    Timken India, Ltd...........................................     1,152       9,193
    Titan Co., Ltd..............................................    16,130     269,330
    Torrent Pharmaceuticals, Ltd................................     4,048     104,787
    Transport Corp. of India, Ltd...............................     2,560      10,679
    Trident, Ltd................................................    11,175      10,532
    TTK Prestige, Ltd...........................................       142      16,757
    Tube Investments of India, Ltd..............................     6,223      34,007
    TV Today Network, Ltd.......................................     1,757       7,780
*   TV18 Broadcast, Ltd.........................................    51,505      23,267
    TVS Motor Co., Ltd..........................................     5,024      35,306
*   UCO Bank....................................................    74,869      19,285
    Uflex, Ltd..................................................     7,791      25,553
    Unichem Laboratories, Ltd...................................     2,495       6,859
*   Union Bank of India.........................................    31,461      37,648
    United Breweries, Ltd.......................................     3,708      75,685
*   United Spirits, Ltd.........................................    25,120     202,675
    UPL, Ltd....................................................    45,265     630,534
    VA Tech Wabag, Ltd..........................................     1,386       5,716
    Vadafone Idea, Ltd..........................................   261,570      58,103
    Vaibhav Global, Ltd.........................................     1,061      10,510
    Vardhman Textiles, Ltd......................................     2,067      33,371
    V-Guard Industries, Ltd.....................................     6,164      19,237
    Vinati Organics, Ltd........................................       777      20,114
    Vindhya Telelinks, Ltd......................................       373       6,975
    VIP Industries, Ltd.........................................     3,363      22,639
*   Vodafone Idea, Ltd..........................................   114,249      25,212
    Voltas, Ltd.................................................     5,032      43,645
    VRL Logistics, Ltd..........................................     1,754       6,834
    WABCO India, Ltd............................................       321      28,874
    Welspun Corp., Ltd..........................................     6,248      11,977
    Whirlpool of India, Ltd.....................................     1,926      38,529
    Wipro, Ltd..................................................    59,361     255,098
*   Wockhardt, Ltd..............................................     1,991      11,783
    Yes Bank, Ltd...............................................    55,460     133,018
    Zee Entertainment Enterprises, Ltd..........................    75,634     472,750
    Zensar Technologies, Ltd....................................     6,946      23,240
                                                                           -----------
TOTAL INDIA.....................................................            28,710,301
                                                                           -----------
INDONESIA -- (2.3%)
    Ace Hardware Indonesia Tbk PT...............................   771,000      89,327
    Adhi Karya Persero Tbk PT...................................   262,700      32,132
*   Agung Podomoro Land Tbk PT.................................. 1,072,900      13,025
*   Alam Sutera Realty Tbk PT................................... 1,137,000      26,799
*   Bank Bukopin Tbk............................................   819,000      17,942
    Bank Central Asia Tbk PT....................................   225,200     454,921
    Bank Danamon Indonesia Tbk PT...............................    99,600      61,888
    Bank Mandiri Persero Tbk PT.................................   366,000     199,398
    Bank Negara Indonesia Persero Tbk PT........................   409,000     276,017

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
INDONESIA -- (Continued)
*   Bank Pan Indonesia Tbk PT...................................   195,400 $ 17,758
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........   288,100   41,083
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................   276,200   13,186
*   Bank Permata Tbk PT.........................................   512,900   33,857
    Bank Rakyat Indonesia Persero Tbk PT........................ 1,703,600  523,781
    Bank Tabungan Negara Persero Tbk PT.........................   201,500   35,881
    Barito Pacific Tbk PT.......................................   126,500   35,799
    Bekasi Fajar Industrial Estate Tbk PT.......................   485,500   10,092
    Blue Bird Tbk PT............................................    49,800   11,498
*   Bumi Serpong Damai Tbk PT...................................   689,800   69,534
*   Capital Financial Indonesia Tbk PT..........................   484,000   10,597
    Ciputra Development Tbk PT..................................   990,900   78,620
    Elnusa Tbk PT...............................................   509,600   13,788
    Erajaya Swasembada Tbk PT...................................   112,300   11,439
*   Gajah Tunggal Tbk PT........................................   272,300   14,152
*   Garuda Indonesia Persero Tbk PT.............................   509,400   16,662
    Global Mediacom Tbk PT...................................... 1,260,500   35,577
*   Hanson International Tbk PT................................. 6,647,900   46,185
    Indofood CBP Sukses Makmur Tbk PT...........................   115,600   78,986
    Indofood Sukses Makmur Tbk PT...............................   364,400  177,923
    Indosat Tbk PT..............................................   174,100   31,904
    Industri dan Perdagangan Bintraco Dharma Tbk PT.............    53,600    9,786
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT................   273,800   19,589
*   Inti Agri Resources Tbk PT..................................   550,900    3,557
    Jasa Marga Persero Tbk PT...................................   296,100  126,881
    Kalbe Farma Tbk PT..........................................   546,100   59,249
*   Krakatau Steel Persero Tbk PT...............................   505,200   15,541
*   Kresna Graha Investama Tbk PT...............................   461,700   18,799
    Link Net Tbk PT.............................................   106,700   32,540
*   Lippo Cikarang Tbk PT.......................................    96,000   12,477
    Lippo Karawaci Tbk PT.......................................   931,000   21,392
    Matahari Department Store Tbk PT............................   263,400   75,416
    Mayora Indah Tbk PT.........................................   247,900   45,254
    Media Nusantara Citra Tbk PT................................   585,500   38,653
    Mitra Adiperkasa Tbk PT..................................... 1,016,100   70,999
*   Mitra Keluarga Karyasehat Tbk PT............................   140,600   21,304
    Modernland Realty Tbk PT.................................... 1,122,000   23,898
*   Multistrada Arah Sarana Tbk PT..............................   210,700   12,342
    Nippon Indosari Corpindo Tbk PT.............................   140,600   12,829
    Pabrik Kertas Tjiwi Kimia Tbk PT............................    64,400   45,581
    Pakuwon Jati Tbk PT.........................................   238,600   11,969
*   Panin Financial Tbk PT...................................... 2,781,700   78,946
*   Paninvest Tbk PT............................................   164,000   15,481
*   Pelayaran Tamarin Samudra Tbk PT............................    33,400   10,703
*   Pool Advista Indonesia Tbk PT...............................    64,100    9,716
    PP Persero Tbk PT...........................................   343,900   58,043
    PP Properti Tbk PT.......................................... 1,198,600   12,278
    Ramayana Lestari Sentosa Tbk PT.............................   245,900   30,814
*   Rimo International Lestari Tbk PT........................... 1,940,400   18,239
    Sarana Menara Nusantara Tbk PT.............................. 2,214,300  120,500
    Selamat Sempurna Tbk PT.....................................   114,100   12,012
*   Sentul City Tbk PT.......................................... 1,511,300   12,220
*   Siloam International Hospitals Tbk PT.......................    77,800   22,297
*   Sitara Propertindo Tbk PT...................................   344,900   18,273
*   Smartfren Telecom Tbk PT....................................   779,200   17,068
    Sri Rejeki Isman Tbk PT.....................................   899,900   21,220
    Sumber Alfaria Trijaya Tbk PT...............................   377,400   27,132
    Summarecon Agung Tbk PT.....................................   876,900   68,855
    Surya Citra Media Tbk PT....................................   693,500   90,543

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
INDONESIA -- (Continued)
*   Surya Esa Perkasa Tbk PT....................................   995,400 $   25,278
    Surya Semesta Internusa Tbk PT..............................   471,700     22,360
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR......     7,998    213,946
*   Totalindo Eka Persada Tbk PT................................   365,200     17,686
    Tower Bersama Infrastructure Tbk PT.........................    80,000     22,201
*   Trada Alam Minera Tbk PT.................................... 1,606,700     13,205
    Ultrajaya Milk Industry & Trading Co. Tbk PT................   107,900      9,697
    Unilever Indonesia Tbk PT...................................    55,400    176,934
*   Vale Indonesia Tbk PT.......................................    40,000      8,574
*   Visi Media Asia Tbk PT...................................... 1,554,900     14,737
    Waskita Beton Precast Tbk PT................................   709,500     21,942
    Waskita Karya Persero Tbk PT................................   521,200     77,715
    Wijaya Karya Beton Tbk PT...................................   410,900     17,599
    Wijaya Karya Persero Tbk PT.................................   278,000     47,298
*   XL Axiata Tbk PT............................................   379,600     77,834
                                                                           ----------
TOTAL INDONESIA.................................................            4,569,153
                                                                           ----------
MALAYSIA -- (2.8%)
    Aeon Co. M Bhd..............................................    22,500      7,842
    AEON Credit Service M Bhd...................................    11,700     46,140
    AFFIN Bank Bhd..............................................    12,300      6,667
    Ajinomoto Malaysia Bhd......................................     3,400     14,462
    Alliance Bank Malaysia Bhd..................................    81,100     79,690
    Allianz Malaysia Bhd........................................     6,700     22,043
    AMMB Holdings Bhd...........................................   106,900    115,569
    Astro Malaysia Holdings Bhd.................................   100,400     35,231
*   Berjaya Corp. Bhd...........................................   431,500     27,687
*   Berjaya Land Bhd............................................   294,800     16,406
    Berjaya Sports Toto Bhd.....................................    79,400     50,527
*   Bermaz Auto Bhd.............................................    75,000     43,536
    BIMB Holdings Bhd...........................................    21,100     23,682
    Boustead Holdings Bhd.......................................    16,900      5,233
*   Bumi Armada Bhd.............................................    48,000      2,729
    Carlsberg Brewery Malaysia Bhd, Class B.....................    14,200     86,775
    CIMB Group Holdings Bhd.....................................   169,420    216,087
    Cypark Resources Bhd........................................    49,000     19,801
#   D&O Green Technologies Bhd..................................    60,200      9,838
    Datasonic Group Bhd.........................................   206,900     24,600
*   Dayang Enterprise Holdings Bhd..............................    30,500     10,407
    Dialog Group Bhd............................................   153,700    119,643
    DiGi.Com Bhd................................................    80,500     89,562
    DRB-Hicom Bhd...............................................    84,300     44,496
    Dutch Lady Milk Industries Bhd..............................     1,300     20,153
*   Eastern & Oriental Bhd......................................    76,568     16,189
*   Eco World Development Group Bhd.............................   145,500     32,577
*   Eco World International Bhd.................................   141,700     24,361
    Econpile Holdings Bhd.......................................    84,900     13,268
#   Ekovest BHD.................................................    89,000     18,975
*   FGV Holdings Bhd............................................   146,900     44,352
    Fraser & Neave Holdings Bhd.................................     6,400     54,037
    Frontken Corp. Bhd..........................................   103,600     34,647
    Gabungan AQRS Bhd...........................................    59,500     21,606
    Gamuda Bhd..................................................   180,300    152,621
    Genting Bhd.................................................   187,200    318,903
    Genting Malaysia Bhd........................................   114,900     88,435
#   George Kent Malaysia Bhd....................................    16,300      4,975
    Globetronics Technology Bhd.................................    19,900      9,149
    Guan Chong Bhd..............................................    12,300     12,346
    Hai-O Enterprise Bhd........................................    19,100     11,873

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
MALAYSIA -- (Continued)
    HAP Seng Consolidated Bhd...................................   8,900 $ 21,279
    Hartalega Holdings Bhd......................................  73,500   89,458
    Heineken Malaysia Bhd.......................................  10,200   60,460
#   Hengyuan Refining Co. Bhd...................................  10,500   15,056
    Hong Leong Bank Bhd.........................................  13,800   66,742
    Hong Leong Financial Group Bhd..............................  10,700   49,738
    IHH Healthcare Bhd..........................................  32,900   44,254
    IJM Corp. Bhd............................................... 228,600  129,423
    Inari Amertron Bhd.......................................... 215,450   90,264
#   IOI Properties Group Bhd.................................... 172,200   57,086
#*  Iskandar Waterfront City Bhd................................ 156,400   38,639
*   JAKS Resources Bhd..........................................  51,100    9,462
    JHM Consolidation Bhd.......................................  67,500   20,757
    Kerjaya Prospek Group Bhd...................................  75,600   23,973
    Kossan Rubber Industries....................................  38,700   34,078
*   KSL Holdings Bhd............................................  92,400   19,030
    LBS Bina Group Bhd..........................................  91,000   13,531
    Lingkaran Trans Kota Holdings Bhd...........................  21,900   22,734
    LPI Capital Bhd.............................................  10,900   40,825
#   Magnum Bhd..................................................  50,400   29,641
    Mah Sing Group Bhd..........................................  56,900   13,216
    Malayan Banking Bhd.........................................  56,100  125,530
    Malaysia Airports Holdings Bhd..............................  55,000  101,577
#   Malaysia Building Society Bhd...............................  81,508   19,626
    Malaysian Pacific Industries Bhd............................  13,500   31,997
    Malaysian Resources Corp. Bhd............................... 198,000   49,370
    Matrix Concepts Holdings Bhd................................  23,700   11,016
    Maxis Bhd...................................................  41,700   54,073
    MBM Resources BHD...........................................  18,900   13,765
*   Media Prima Bhd.............................................  94,500   10,522
    MMC Corp. Bhd...............................................  39,300    9,982
    Muhibbah Engineering M Bhd..................................  16,000   11,047
    My EG Services Bhd.......................................... 167,100   60,734
    Nestle Malaysia Bhd.........................................   3,600  127,124
#   OSK Holdings Bhd............................................  99,000   23,597
    Padini Holdings Bhd.........................................  30,100   27,963
*   PESTECH International Bhd...................................  87,800   23,806
    Petron Malaysia Refining & Marketing Bhd....................   9,700   15,989
    Petronas Chemicals Group Bhd................................  40,600   88,390
    Petronas Dagangan Bhd.......................................  19,000  111,191
    Pos Malaysia Bhd............................................  59,400   26,316
    PPB Group Bhd...............................................  17,200   77,890
    Press Metal Aluminium Holdings Bhd..........................  48,700   55,998
    Public Bank Bhd.............................................  99,100  539,494
    RHB Bank Bhd................................................  56,200   81,072
*   Sapura Energy Bhd........................................... 297,600   23,327
    Scientex Bhd................................................  34,900   72,159
    Serba Dinamik Holdings Bhd.................................. 136,400  138,030
    Sime Darby Plantation Bhd...................................  94,100  117,299
    Sime Darby Property Bhd..................................... 151,100   40,574
    SKP Resources Bhd...........................................  42,600   14,216
    SP Setia Bhd Group.......................................... 124,664   68,424
    Sunway Construction Group Bhd...............................  31,100   15,051
    Supermax Corp. Bhd.......................................... 119,700   43,768
    Syarikat Takaful Malaysia Keluarga Bhd......................  27,800   40,802
    Taliworks Corp. Bhd.........................................  82,900   20,232
    Telekom Malaysia Bhd........................................  93,800   66,082
    TIME dotCom Bhd.............................................   6,000   12,988
    Top Glove Corp. Bhd......................................... 116,000  136,711

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
MALAYSIA -- (Continued)
    Uchi Technologies Bhd.......................................  21,100 $   14,568
    UEM Sunrise Bhd............................................. 197,400     44,437
    UMW Holdings Bhd............................................  25,100     33,117
    UOA Development Bhd.........................................  64,100     35,025
*   Velesto Energy Bhd.......................................... 227,100     16,225
    ViTrox Corp. Bhd............................................   7,600     13,186
    VS Industry Bhd............................................. 181,675     50,195
    WCT Holdings Bhd............................................ 148,600     38,099
    Westports Holdings Bhd......................................  61,700     56,826
    YNH Property Bhd............................................  46,800     18,808
                                                                         ----------
TOTAL MALAYSIA..................................................          5,714,984
                                                                         ----------
MEXICO -- (3.3%)
#   Alfa S.A.B. de C.V., Class A................................ 376,222    379,045
    Alsea S.A.B. de C.V.........................................  13,500     30,151
    America Movil S.A.B. de C.V., Sponsored ADR, Class L........  29,452    435,006
    America Movil S.A.B. de C.V., Series L...................... 627,527    465,736
    Arca Continental S.A.B. de C.V..............................  23,201    131,941
*   Axtel S.A.B. de C.V.........................................  44,948      5,548
#   Banco del Bajio SA..........................................  62,994    135,407
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR.............................  20,782    175,192
    Becle S.A.B. de C.V.........................................  32,000     49,390
    Bolsa Mexicana de Valores S.A.B. de C.V.....................  27,691     56,995
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............   1,647    105,605
    Consorcio ARA S.A.B. de C.V., Series *...................... 112,725     30,028
    Credito Real S.A.B. de C.V. SOFOM ER........................  16,839     19,452
    El Puerto de Liverpool S.A.B. de C.V........................   8,674     56,113
    Fomento Economico Mexicano S.A.B. de C.V....................  25,300    247,265
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR....     391     38,158
*   Genomma Lab Internacional S.A.B. de C.V., Class B........... 122,080     97,753
    Gentera S.A.B. de C.V.......................................  73,417     67,113
    Gruma S.A.B. de C.V., Class B...............................  24,426    244,160
*   Grupo Aeromexico S.A.B. de C.V..............................  23,454     23,853
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V..........  39,234    241,620
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....  39,575    401,016
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........   1,356    223,130
    Grupo Bimbo S.A.B. de C.V., Class A.........................  49,400    109,704
    Grupo Carso S.A.B. de C.V., Series A1.......................   9,800     38,047
    Grupo Comercial Chedraui S.A. de C.V........................  43,271     85,137
    Grupo Elektra S.A.B. de C.V.................................   1,184     63,079
    Grupo Financiero Banorte S.A.B. de C.V......................  50,925    322,671
    Grupo Financiero Inbursa S.A.B. de C.V...................... 114,165    174,459
*   Grupo GICSA SAB de CV.......................................  33,334     10,638
    Grupo Herdez S.A.B. de C.V., Series *.......................  12,430     26,758
*   Grupo Hotelero Santa Fe S.A.B. de C.V.......................  20,895      6,668
    Grupo Industrial Saltillo S.A.B. de C.V.....................   7,600      8,519
    Grupo Lala S.A.B. de C.V....................................  24,200     32,347
#   Grupo Televisa S.A.B., Series CPO........................... 132,090    269,089
*   Grupo Traxion S.A.B. de C.V.................................  41,850     31,369
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V.............................................   5,500     10,182
*   Industrias CH S.A.B. de C.V., Series B......................   7,467     34,964
    Industrias Penoles S.A.B. de C.V............................  10,630    122,237
#   Infraestructura Energetica Nova S.A.B. de C.V...............  21,164     92,492
#*  La Comer S.A.B. de C.V......................................  58,293     66,725
#   Megacable Holdings S.A.B. de C.V............................  43,601    191,582
    Mexichem S.A.B. de C.V...................................... 162,504    377,421
*   Minera Frisco S.A.B. de C.V., Class A1......................  17,000      3,632
    Nemak S.A.B. de C.V.........................................  75,064     41,258

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
MEXICO -- (Continued)
#*  Organizacion Soriana S.A.B. de C.V., Class B................  14,784 $   17,905
    Promotora y Operadora de Infraestructura S.A.B. de C.V......  15,660    158,940
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L...................................................   1,752     11,506
    Qualitas Controladora S.A.B. de C.V.........................  23,198     61,734
    Regional S.A.B. de C.V......................................   7,562     40,926
*   Telesites S.A.B. de C.V.....................................  78,886     53,887
    TV Azteca S.A.B. de C.V.....................................  74,500      8,095
    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................  13,744     30,739
    Wal-Mart de Mexico S.A.B. de C.V............................ 169,400    497,716
                                                                         ----------
TOTAL MEXICO....................................................          6,660,103
                                                                         ----------
PERU -- (0.2%)
    Credicorp, Ltd..............................................   1,671    395,860
    Grana y Montero SAA, Sponsored ADR..........................   3,000     10,800
                                                                         ----------
TOTAL PERU......................................................            406,660
                                                                         ----------
PHILIPPINES -- (1.1%)
    8990 Holdings, Inc..........................................  75,400     20,821
    Aboitiz Equity Ventures, Inc................................  33,310     35,561
    Aboitiz Power Corp..........................................   9,300      6,733
    Alliance Global Group, Inc.................................. 266,200     76,431
    BDO Unibank, Inc............................................  36,230     93,277
    Cebu Air, Inc...............................................   8,460     13,311
    China Banking Corp..........................................  20,300     10,338
    Cosco Capital, Inc.......................................... 269,100     38,581
    D&L Industries, Inc......................................... 380,700     79,815
*   DoubleDragon Properties Corp................................  58,000     28,022
*   East West Banking Corp......................................  38,500      8,599
    Emperador, Inc..............................................  93,300     13,307
    Filinvest Development Corp..................................  39,100     11,255
    Filinvest Land, Inc......................................... 738,000     21,805
    First Philippine Holdings Corp..............................  15,510     23,448
    Globe Telecom, Inc..........................................   2,100     71,777
    Integrated Micro-Electronics, Inc...........................  60,500     12,076
    International Container Terminal Services, Inc..............  75,580    183,360
    JG Summit Holdings, Inc.....................................  68,870     87,204
    Jollibee Foods Corp.........................................  15,990     93,467
    LT Group, Inc............................................... 140,700     43,323
    MacroAsia Corp..............................................  51,600     21,840
    Manila Electric Co..........................................   8,100     59,926
    Manila Water Co., Inc....................................... 100,900     43,696
    Max's Group, Inc............................................  52,200     15,024
    Megawide Construction Corp.................................. 126,100     53,970
    Megaworld Corp.............................................. 766,400     82,396
    Metropolitan Bank & Trust Co................................  40,700     58,020
    Nickel Asia Corp............................................ 273,000     12,573
    Petron Corp................................................. 370,200     44,027
*   Philippine National Bank....................................  18,200     18,331
    Philippine Seven Corp.......................................  11,040     24,377
    Pilipinas Shell Petroleum Corp..............................  29,400     25,524
    PLDT, Inc., Sponsored ADR...................................   4,198     99,283
    PLDT, Inc...................................................   2,965     69,948
    Premium Leisure Corp........................................ 695,000      9,743
    Puregold Price Club, Inc....................................  67,800     54,574
    Rizal Commercial Banking Corp...............................  34,700     17,310
    Robinsons Land Corp......................................... 168,000     78,930
    Robinsons Retail Holdings, Inc..............................  29,430     44,048
    San Miguel Corp.............................................  24,780     85,885

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
PHILIPPINES -- (Continued)
    SM Investments Corp.........................................   4,020 $   73,341
    Starmalls, Inc..............................................  23,100      3,034
*   Travellers International Hotel Group, Inc................... 123,000     13,292
    Union Bank Of Philippines...................................   6,960      8,139
    Universal Robina Corp.......................................  29,150     85,150
    Vista Land & Lifescapes, Inc................................ 384,600     53,980
    Wilcon Depot, Inc...........................................  67,600     21,644
                                                                         ----------
TOTAL PHILIPPINES...............................................          2,150,516
                                                                         ----------
POLAND -- (1.5%)
*   Alior Bank SA...............................................   9,508    146,441
    Amica SA....................................................     355     12,061
*   AmRest Holdings SE..........................................   4,381     47,300
    Asseco Poland SA............................................   9,214    127,960
*   Bank Ochrony Srodowiska SA..................................   5,571     10,391
    Bank Pekao SA...............................................   3,224     96,224
*   Boryszew SA.................................................   7,832      9,252
    Budimex SA..................................................     743     28,677
    CCC SA......................................................   2,356    128,136
*   CD Projekt SA...............................................   2,538    142,825
    Ciech SA....................................................   4,953     62,104
    ComArch SA..................................................     222     10,878
*   Cyfrowy Polsat SA...........................................  17,427    120,985
*   Dino Polska SA..............................................   4,556    151,276
    Eurocash SA.................................................  12,616     71,791
    Famur SA....................................................  16,930     21,533
*   Getin Noble Bank SA.........................................  40,705      5,129
    Globe Trade Centre SA.......................................   8,928     20,625
    Grupa Kety SA...............................................     103      9,340
    Grupa Lotos SA..............................................  13,169    286,926
    ING Bank Slaski SA..........................................     531     26,812
    Inter Cars SA...............................................     549     31,309
    Kernel Holding SA...........................................   3,885     53,962
*   KGHM Polska Miedz SA........................................  12,175    328,730
    LC Corp. SA.................................................  27,380     18,185
    LPP SA......................................................     110    246,643
    mBank SA....................................................     779     90,381
    Neuca SA....................................................     261     18,830
*   PKP Cargo SA................................................   1,796     20,975
    Polski Koncern Naftowy Orlen S.A............................  12,477    320,340
    Powszechna Kasa Oszczednosci Bank Polski SA.................  17,111    176,121
    Powszechny Zaklad Ubezpieczen SA............................  21,375    235,281
    Stalprodukt SA..............................................     127     11,479
*   VRG SA......................................................  10,526     11,170
    Warsaw Stock Exchange.......................................     910      9,930
                                                                         ----------
TOTAL POLAND....................................................          3,110,002
                                                                         ----------
RUSSIA -- (0.6%)
    Etalon Group P.L.C., GDR....................................   7,226     13,368
    Globaltrans Investment P.L.C., GDR..........................   4,519     43,699
*   Lenta, Ltd..................................................   9,532     34,172
*   Mail.Ru Group, Ltd., GDR....................................   3,085     71,263
    PhosAgro PJSC, GDR..........................................   2,605     32,874
    PhosAgro PJSC, GDR..........................................   2,509     31,588
    Ros Agro P.L.C., GDR........................................   1,594     18,267
    Rostelecom PJSC, Sponsored ADR..............................   4,572     30,930
    Sberbank of Russia PJSC, Sponsored ADR......................  41,037    592,985
    TMK PJSC, GDR...............................................   4,324     15,826

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
RUSSIA -- (Continued)
    VEON, Ltd...................................................  32,112 $   75,142
    VTB Bank PJSC, GDR..........................................  49,518     55,262
    X5 Retail Group NV, GDR.....................................   7,586    230,235
                                                                         ----------
TOTAL RUSSIA....................................................          1,245,611
                                                                         ----------
SOUTH AFRICA -- (4.9%)
*   Adcorp Holdings, Ltd........................................   8,686     13,294
    Advtech, Ltd................................................  12,262     11,634
    AECI, Ltd...................................................  12,595     84,183
    Alexander Forbes Group Holdings, Ltd........................  75,691     28,885
    Allied Electronics Corp., Ltd., Class A.....................  11,750     16,931
    Alviva Holdings, Ltd........................................  10,377     11,934
    Anglo American Platinum, Ltd................................   1,573     79,574
    AngloGold Ashanti, Ltd......................................  18,915    225,048
    Aspen Pharmacare Holdings, Ltd..............................   6,983     50,319
    Barloworld, Ltd.............................................  23,582    210,646
    Bid Corp., Ltd..............................................  20,135    425,673
    Bidvest Group, Ltd. (The)...................................  35,615    541,708
*   Brait SE....................................................  20,397     32,759
    Capitec Bank Holdings, Ltd..................................     346     32,364
    Cashbuild, Ltd..............................................   2,143     39,367
    Clicks Group, Ltd...........................................  23,607    323,089
    Clover Industries, Ltd......................................   8,398     13,427
    Coronation Fund Managers, Ltd...............................  10,597     37,974
*   DataTec, Ltd................................................  32,146     73,622
    Dis-Chem Pharmacies, Ltd....................................  34,689     65,452
    Discovery, Ltd..............................................  18,226    183,666
    Distell Group Holdings, Ltd.................................   2,890     27,679
*   EOH Holdings, Ltd...........................................  15,887     22,705
*   Famous Brands, Ltd..........................................   3,236     19,023
    Foschini Group, Ltd. (The)..................................  13,214    171,214
    Gold Fields, Ltd., Sponsored ADR............................ 102,301    383,629
*   Grindrod Shipping Holdings, Ltd.............................     466      2,406
*   Harmony Gold Mining Co., Ltd................................  15,458     26,484
    Hudaco Industries, Ltd......................................   4,898     45,719
*   Impala Platinum Holdings, Ltd...............................  34,192    137,510
    Imperial Logistics, Ltd.....................................  15,235     66,645
    Investec, Ltd...............................................  17,690    113,197
    Invicta Holdings, Ltd.......................................   5,036      9,466
    Italtile, Ltd...............................................  33,808     34,256
    KAP Industrial Holdings, Ltd................................  89,924     46,326
    Kumba Iron Ore, Ltd.........................................   6,786    204,082
    Lewis Group, Ltd............................................   4,057      8,896
    Liberty Holdings, Ltd.......................................  12,640     91,506
    Massmart Holdings, Ltd......................................  12,426     81,956
    MiX Telematics, Ltd., Sponsored ADR.........................   2,282     41,053
    MMI Holdings, Ltd...........................................  61,671     77,114
    Mondi, Ltd..................................................  10,969    242,386
    Motus Holdings Ltd..........................................   1,913     11,896
    Mpact, Ltd..................................................   6,530     10,832
    Mr. Price Group, Ltd........................................  13,957    211,520
#   MTN Group, Ltd.............................................. 103,983    753,370
*   Multichoice Group, Ltd......................................   6,067     54,478
*   Nampak, Ltd.................................................  82,875     60,789
    Naspers, Ltd., Class N......................................   6,166  1,585,951
    NEPI Rockcastle P.L.C.......................................  10,098     84,304
    Netcare, Ltd................................................  13,462     22,660
*   Northam Platinum, Ltd.......................................  10,575     44,084
    Omnia Holdings, Ltd.........................................  11,527     46,816

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH AFRICA -- (Continued)
    Peregrine Holdings, Ltd.....................................  11,936 $   16,166
    Pick n Pay Stores, Ltd......................................  32,627    158,408
    PSG Group, Ltd..............................................   5,358     99,370
    PSG Konsult, Ltd............................................  13,836     10,252
    Raubex Group, Ltd...........................................  14,201     21,601
    RCL Foods, Ltd..............................................  12,144     11,689
    Reunert, Ltd................................................  16,204     87,867
*   Royal Bafokeng Platinum, Ltd................................   4,738     11,222
    Sanlam, Ltd................................................. 140,706    753,422
    Santam, Ltd.................................................   2,251     52,808
    Sappi, Ltd..................................................  33,626    160,566
    Shoprite Holdings, Ltd......................................  14,032    169,380
*   Sibanye Gold, Ltd...........................................  84,960     79,988
    SPAR Group, Ltd. (The)......................................  27,168    368,873
*   Super Group, Ltd............................................  15,345     39,530
    Transaction Capital, Ltd....................................  34,259     45,799
    Trencor, Ltd................................................  20,319     35,988
    Truworths International, Ltd................................  24,826    131,633
    Vodacom Group, Ltd..........................................  17,759    143,314
    Wilson Bayly Holmes-Ovcon, Ltd..............................   6,600     52,063
    Woolworths Holdings, Ltd....................................  68,491    228,675
                                                                         ----------
TOTAL SOUTH AFRICA..............................................          9,920,115
                                                                         ----------
SOUTH KOREA -- (17.1%)
*   Able C&C Co., Ltd...........................................   1,620     18,261
    Aekyung Petrochemical Co., Ltd..............................   1,438     11,261
    AfreecaTV Co., Ltd..........................................     618     33,835
*   Agabang&Company.............................................   3,403     10,754
    Ahnlab, Inc.................................................     316     16,720
*   AJ Rent A Car Co., Ltd......................................   1,064     10,218
    AK Holdings, Inc............................................     507     22,429
    Amorepacific Corp...........................................   1,241    220,988
    AMOREPACIFIC Group..........................................   1,052     67,781
*   Amotech Co., Ltd............................................     615     12,498
*   Ananti, Inc.................................................     879     10,896
*   Aprogen pharmaceuticals, Inc................................   9,193     20,761
    ASIA Holdings Co., Ltd......................................     137     15,081
    BGF Co., Ltd................................................   1,887     13,315
    BGF retail Co., Ltd.........................................     449     84,093
*   BH Co., Ltd.................................................   2,135     36,083
    Binggrae Co., Ltd...........................................     314     19,826
    BNK Financial Group, Inc....................................  12,024     72,157
    Boditech Med, Inc...........................................   1,337     12,612
    Boryung Pharmaceutical Co., Ltd.............................   1,859     20,809
    Bukwang Pharmaceutical Co., Ltd.............................   1,333     20,976
    Caregen Co., Ltd............................................     272     17,813
    Cell Biotech Co., Ltd.......................................     476     12,319
*   Celltrion Pharm, Inc........................................     645     32,867
*   Celltrion, Inc..............................................   2,679    487,254
*   Charm Engineering Co., Ltd..................................   9,873     13,503
    Cheil Worldwide, Inc........................................   7,716    168,339
    Chong Kun Dang Pharmaceutical Corp..........................     449     39,223
    Chongkundang Holdings Corp..................................     229     14,963
    CJ CGV Co., Ltd.............................................   1,407     51,803
    CJ CheilJedang Corp.........................................     846    228,231
    CJ Corp.....................................................   1,271    129,995
    CJ ENM Co., Ltd.............................................   1,551    291,043
    CJ Freshway Corp............................................     376      9,791
    CJ Hello Co., Ltd...........................................   2,930     21,708

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
*   CJ Logistics Corp...........................................    466 $ 62,923
    Com2uSCorp..................................................    731   62,502
    Cosmax BTI, Inc.............................................  1,055   20,805
    COSMAX NBT Inc..............................................  1,621   18,475
    Cosmax, Inc.................................................    710   84,351
    COWELL FASHION Co., Ltd.....................................  1,843   11,829
    Cuckoo Holdings Co., Ltd....................................     87   10,837
    Cuckoo Homesys Co., Ltd.....................................     69   12,670
    Dae Han Flour Mills Co., Ltd................................     67   11,860
    Dae Hwa Pharmaceutical Co., Ltd.............................  1,232   20,779
    Dae Won Kang Up Co., Ltd....................................  4,824   21,141
    Daeduck Electronics Co......................................  4,109   37,300
    Daelim Industrial Co., Ltd..................................  3,734  309,828
    Daesang Corp................................................  1,447   32,913
    Daesang Holdings Co., Ltd...................................  1,529   10,721
    Daewon Pharmaceutical Co., Ltd..............................  1,366   20,656
*   Daewoo Engineering & Construction Co., Ltd.................. 18,452   79,745
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd...........  2,886   71,931
    Daewoong Co., Ltd...........................................  1,147   21,281
    Daewoong Pharmaceutical Co., Ltd............................    119   20,725
    Daou Data Corp..............................................  1,733   14,333
    Daou Technology, Inc........................................  1,033   19,609
    Dawonsys Co., Ltd...........................................  1,512   21,408
    DB Financial Investment Co., Ltd............................  2,722   11,925
    DB Insurance Co., Ltd.......................................  5,948  348,463
    Dentium Co., Ltd............................................    602   36,840
*   Deutsch Motors, Inc.........................................  2,544   17,079
    DGB Financial Group, Inc....................................  6,873   49,545
*   DIO Corp....................................................    541   18,285
    Dong-A ST Co., Ltd..........................................    208   18,178
    Dong-Ah Geological Engineering Co., Ltd.....................  1,347   21,039
    Dong-Il Corp................................................    301   25,742
    Dongjin Semichem Co., Ltd...................................  3,944   38,104
    DongKook Pharmaceutical Co., Ltd............................    394   19,450
*   Dongkuk Steel Mill Co., Ltd.................................  2,213   14,331
    Dongsuh Cos., Inc...........................................    830   13,907
    Dongwon Development Co., Ltd................................  1,809    7,363
    Dongwon F&B Co., Ltd........................................     70   14,823
    Dongwon Industries Co., Ltd.................................     73   16,701
    Doosan Bobcat, Inc..........................................  2,410   66,084
    Doosan Corp.................................................    353   31,035
*   Doosan Heavy Industries & Construction Co., Ltd.............  7,213   43,230
*   Doosan Infracore Co., Ltd................................... 19,463  121,267
    DoubleUGames Co., Ltd.......................................    722   46,666
    Douzone Bizon Co., Ltd......................................  1,566   76,722
*   Duk San Neolux Co., Ltd.....................................    835   12,318
    e Tec E&C, Ltd..............................................    158   14,981
    E1 Corp.....................................................    364   20,039
*   Ecopro Co., Ltd.............................................  1,951   45,516
*   Ehwa Technologies Information Co., Ltd...................... 54,912   11,267
    E-MART, Inc.................................................  1,731  255,291
    EM-Tech Co., Ltd............................................  1,283   18,500
    Eo Technics Co., Ltd........................................    371   22,568
    Eugene Corp.................................................  4,389   23,193
    Eugene Technology Co., Ltd..................................  1,647   19,668
*   Eusu Holdings Co., Ltd......................................  1,499   11,357
    F&F Co., Ltd................................................    898   62,651
    Farmsco.....................................................  1,528   11,372
    Fila Korea, Ltd.............................................  3,408  241,019

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
*   Foosung Co., Ltd............................................  2,219 $ 15,261
*   Gamevil, Inc................................................    271   11,033
    Golfzon Newdin Holdings Co., Ltd............................  3,070    9,763
    Grand Korea Leisure Co., Ltd................................  2,824   56,265
    Green Cross Corp............................................    288   35,561
    Green Cross Holdings Corp...................................    802   16,741
    GS Engineering & Construction Corp..........................  8,399  292,228
    GS Global Corp..............................................  8,402   19,139
    GS Holdings Corp............................................  8,025  357,633
    GS Home Shopping, Inc.......................................    373   54,720
    GS Retail Co., Ltd..........................................  1,361   45,673
    Gwangju Shinsegae Co., Ltd..................................     69   11,682
    HAESUNG DS Co., Ltd.........................................    888   11,875
    Halla Holdings Corp.........................................    747   28,329
    Han Kuk Carbon Co., Ltd.....................................  1,902   13,799
    Hana Financial Group, Inc................................... 19,024  600,031
    Hana Tour Service, Inc......................................    520   28,657
*   Hanall Biopharma Co., Ltd...................................    721   20,198
    Hancom, Inc.................................................  1,326   15,002
    Handok, Inc.................................................    789   21,039
    Handsome Co., Ltd...........................................    812   29,785
*   Hanjin Heavy Industries & Construction Co., Ltd.............  6,203    8,735
    Hanjin Kal Corp.............................................  1,428   45,267
    Hanjin Transportation Co., Ltd..............................    755   27,319
    Hankook Shell Oil Co., Ltd..................................    111   30,627
    Hanmi Pharm Co., Ltd........................................    245   91,297
    Hanmi Science Co., Ltd......................................    469   30,248
    Hanmi Semiconductor Co., Ltd................................  2,096   16,617
    Hanon Systems...............................................  6,897   74,162
    Hansae Co., Ltd.............................................    586   14,537
    Hansae Yes24 Holdings Co., Ltd..............................  1,422   11,758
    Hansol Chemical Co., Ltd....................................    958   70,217
*   Hansol Holdings Co., Ltd....................................  2,647   10,579
    Hansol Paper Co., Ltd.......................................  2,058   26,344
*   Hansol Technics Co., Ltd....................................  1,953   10,478
    Hanssem Co., Ltd............................................    583   51,457
    Hanwha Chemical Corp........................................ 10,146  179,306
    Hanwha General Insurance Co., Ltd...........................  4,827   20,782
*   Hanwha Investment & Securities Co., Ltd..................... 11,659   23,576
    Hanwha Life Insurance Co., Ltd.............................. 37,200  127,179
    Hanyang Eng Co., Ltd........................................  1,714   23,000
    HDC Holdings Co., Ltd.......................................  2,535   37,378
*   Heungkuk Fire & Marine Insurance Co., Ltd...................  3,501   14,718
    Hite Jinro Co., Ltd.........................................  2,075   36,080
*   HLB, Inc....................................................    750   53,950
*   Homecast Co., Ltd...........................................  1,271    6,275
    Hotel Shilla Co., Ltd.......................................  3,941  388,835
    HS Industries Co., Ltd......................................  2,849   25,985
    Huchems Fine Chemical Corp..................................  3,133   58,728
*   Hugel, Inc..................................................    108   38,391
*   Humax Co., Ltd..............................................  3,727   22,016
    Huons Co., Ltd..............................................    320   17,641
    Huons Global Co., Ltd.......................................    470   16,543
    Hy-Lok Corp.................................................    911   15,376
*   Hyosung Advanced Materials Corp.............................    106   11,765
    Hyosung Chemical Corp.......................................     76    8,948
    Hyosung Corp................................................    525   33,787
    Hyosung TNC Co., Ltd........................................    102   14,570
    Hyundai Construction Equipment Co., Ltd.....................  1,235   51,883

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    Hyundai Department Store Co., Ltd...........................    526 $ 45,740
*   Hyundai Electric & Energy System Co., Ltd...................    865   17,515
    Hyundai Elevator Co., Ltd...................................    988   72,757
    Hyundai Engineering & Construction Co., Ltd.................  3,345  150,503
    Hyundai Greenfood Co., Ltd..................................  5,550   66,314
*   Hyundai Heavy Industries Co., Ltd...........................  1,688  180,244
    Hyundai Heavy Industries Holdings Co., Ltd..................    555  162,569
    Hyundai Home Shopping Network Corp..........................    657   56,283
    Hyundai Hy Communications & Networks Co., Ltd...............  3,650   13,224
    Hyundai Livart Furniture Co., Ltd...........................    957   17,153
    Hyundai Marine & Fire Insurance Co., Ltd....................  6,669  218,277
*   Hyundai Merchant Marine Co., Ltd............................  5,519   19,019
    Hyundai Mipo Dockyard Co., Ltd..............................  1,479   71,337
    Hyundai Mobis Co., Ltd......................................  2,615  521,627
    Hyundai Motor Co............................................  3,548  421,149
    Hyundai Motor Securities Co., Ltd...........................  1,740   15,180
*   Hyundai Rotem Co., Ltd......................................  1,545   28,670
    Hyundai Steel Co............................................  2,397   95,192
    Hyundai Wia Corp............................................  1,456   62,296
    HyVision System, Inc........................................  2,448   23,497
    ICD Co., Ltd................................................  2,404   20,898
    IHQ, Inc.................................................... 11,736   23,114
    Iljin Holdings Co., Ltd.....................................  3,921   13,298
    Ilshin Spinning Co., Ltd....................................    139   12,322
*   Ilyang Pharmaceutical Co., Ltd..............................    595   14,301
    iMarketKorea, Inc...........................................  1,656   13,809
    InBody Co., Ltd.............................................  1,637   31,060
    Industrial Bank of Korea.................................... 12,152  147,357
    Innocean Worldwide, Inc.....................................    596   36,338
*   Inscobee, Inc...............................................  5,576   20,226
*   Insun ENT Co., Ltd..........................................  2,103   17,613
*   Interflex Co., Ltd..........................................  2,338   28,886
    Interpark Holdings Corp..................................... 10,368   22,046
    INTOPS Co., Ltd.............................................  2,082   29,147
    IS Dongseo Co., Ltd.........................................    811   25,249
    i-SENS, Inc.................................................    790   16,588
    It's Hanbul Co., Ltd........................................    364    9,451
    Jahwa Electronics Co., Ltd..................................  1,170   13,063
*   Jayjun Cosmetic Co., Ltd....................................  1,144    8,203
    JB Financial Group Co., Ltd.................................  6,665   32,478
*   Jcontentree Corp............................................  4,744   22,941
    Jeju Air Co., Ltd...........................................    696   24,367
    Jusung Engineering Co., Ltd.................................  2,213   15,544
    JW Pharmaceutical Corp......................................    556   17,492
    JYP Entertainment Corp......................................  1,985   50,741
    Kakao Corp..................................................  1,246  128,292
    Kangwon Land, Inc...........................................  2,771   80,721
    KB Financial Group, Inc.....................................  6,737  266,013
    KB Financial Group, Inc., ADR...............................    434   17,156
    KC Co., Ltd.................................................    744   10,364
    KCC Corp....................................................    236   71,724
*   KEC Corp.................................................... 10,697   11,711
    KEPCO Engineering & Construction Co., Inc...................  1,226   23,940
    KEPCO Plant Service & Engineering Co., Ltd..................  2,617   82,144
    Kginicis Co., Ltd...........................................  2,572   31,525
    KGMobilians Co., Ltd........................................  2,100   12,979
    Kia Motors Corp.............................................  8,954  347,092
    KISCO Corp..................................................  2,079   10,682
    KISWIRE, Ltd................................................    376    8,259

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
*   Kiwi Media Group Co., Ltd................................... 59,412 $ 15,226
    KIWOOM Securities Co., Ltd..................................    653   46,066
    Koentec Co., Ltd............................................  2,032   19,774
    Koh Young Technology, Inc...................................    729   60,350
    Kolmar BNH Co., Ltd.........................................    743   18,417
    Kolmar Korea Holdings Co., Ltd..............................    495   15,392
    Kolon Corp..................................................    491   11,480
    Kolon Industries, Inc.......................................  2,515   99,716
*   Kolon Life Science, Inc.....................................    555   19,976
    KoMiCo, Ltd.................................................    556   13,052
    Korea Electric Terminal Co., Ltd............................    519   25,817
    Korea Gas Corp..............................................  3,361  132,734
*   Korea Information & Communications Co., Ltd.................  1,156    9,010
    Korea Investment Holdings Co., Ltd..........................  2,926  171,772
    Korea Kolmar Co., Ltd.......................................    790   50,155
    Korea Petrochemical Ind Co., Ltd............................    364   46,859
    Korea United Pharm, Inc.....................................  1,070   24,106
    Korea Zinc Co., Ltd.........................................    247   95,804
    Korean Reinsurance Co.......................................  8,638   67,445
    Kortek Corp.................................................  1,790   23,450
    KT Skylife Co., Ltd.........................................  1,859   18,782
*   KTB Investment & Securities Co., Ltd........................  4,113   11,170
    Kukdo Chemical Co., Ltd.....................................    329   13,021
    Kumho Industrial Co., Ltd...................................  1,383   16,998
    Kumho Petrochemical Co., Ltd................................  1,855  146,057
*   Kumho Tire Co., Inc.........................................  5,064   19,605
    Kwang Dong Pharmaceutical Co., Ltd..........................  2,670   16,835
    Kyeryong Construction Industrial Co., Ltd...................  1,100   23,745
    Kyobo Securities Co., Ltd...................................  2,422   21,563
    Kyung Dong Navien Co., Ltd..................................    346   15,370
    L&F Co., Ltd................................................  1,034   26,618
#*  LB Semicon, Inc.............................................  6,010   42,209
    LEENO Industrial, Inc.......................................    633   31,000
    LF Corp.....................................................  2,025   43,245
    LG Chem, Ltd................................................  1,626  504,391
    LG Corp.....................................................  1,783  111,497
    LG Electronics, Inc.........................................  7,708  500,805
    LG Hausys, Ltd..............................................    312   16,245
    LG Household & Health Care, Ltd.............................    447  544,681
    LG Innotek Co., Ltd.........................................  1,570  164,688
    LG Uplus Corp...............................................  8,756  107,254
    Lock & Lock Co., Ltd........................................  1,032   15,129
    Lotte Chemical Corp.........................................  1,481  341,237
    Lotte Chilsung Beverage Co., Ltd............................     35   51,864
    Lotte Corp..................................................  1,035   43,492
    LOTTE Fine Chemical Co., Ltd................................  1,419   58,487
    Lotte Food Co., Ltd.........................................     29   15,658
    LOTTE Himart Co., Ltd.......................................    771   31,380
*   Lotte Non-Life Insurance Co., Ltd...........................  9,229   21,771
    Lotte Shopping Co., Ltd.....................................    379   57,865
    LS Corp.....................................................  1,174   49,847
    LS Industrial Systems Co., Ltd..............................  1,763   72,672
*   Lumens Co., Ltd.............................................  6,480   12,600
*   LVMC Holdings...............................................  8,113   18,535
    Macquarie Korea Infrastructure Fund......................... 15,740  151,613
*   Macrogen, Inc...............................................    591   16,591
    Mando Corp..................................................  2,931   83,912
    Mcnex Co., Ltd..............................................    879   16,172
    Medy-Tox, Inc...............................................    426  204,297

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
SOUTH KOREA -- (Continued)
    Meerecompany, Inc...........................................    197 $ 10,337
    MegaStudyEdu Co., Ltd.......................................    892   31,541
    Meritz Financial Group, Inc.................................  3,360   38,034
    Meritz Fire & Marine Insurance Co., Ltd.....................  7,390  150,513
    Meritz Securities Co., Ltd.................................. 20,433   88,679
    MiCo, Ltd...................................................  3,044   17,028
    Mirae Asset Daewoo Co., Ltd................................. 32,940  220,447
    Mirae Asset Life Insurance Co., Ltd.........................  9,130   41,428
    MK Electron Co., Ltd........................................  1,168    8,581
    Modetour Network, Inc.......................................    916   17,596
    Motonic Corp................................................  2,192   23,717
    Muhak Co., Ltd..............................................    888   10,327
    Namhae Chemical Corp........................................  2,155   19,839
    Namyang Dairy Products Co., Ltd.............................     50   26,295
    Nasmedia Co., Ltd...........................................    273    9,473
    NAVER Corp..................................................  5,822  596,245
    NCSoft Corp.................................................    965  434,575
    NeoPharm Co., Ltd...........................................    561   26,038
*   Neowiz......................................................  1,979   22,179
    NEPES Corp..................................................  2,188   38,666
*   Netmarble Corp..............................................    746   81,526
    Nexen Corp..................................................  2,355   12,831
    Nexen Tire Corp.............................................  1,950   16,806
    NH Investment & Securities Co., Ltd.........................  9,546  112,628
*   NHN Corp....................................................  1,418  102,063
    NHN KCP Corp................................................  1,850   22,698
    Nice Information & Telecommunication, Inc...................    921   16,822
    NICE Information Service Co., Ltd...........................  3,610   43,270
    NICE Total Cash Management Co., Ltd.........................  2,549   21,938
    Nong Shim Holdings Co., Ltd.................................    274   20,223
    NongShim Co., Ltd...........................................    164   39,405
    NS Shopping Co., Ltd........................................  2,380   29,149
    OCI Co., Ltd................................................  1,504  119,983
    OPTRON-TEC, Inc.............................................  2,610   14,607
    Orange Life Insurance, Ltd..................................  1,308   39,885
    Orion Holdings Corp.........................................  2,208   36,143
*   Osstem Implant Co., Ltd.....................................    837   41,494
    Ottogi Corp.................................................     34   21,124
    Partron Co., Ltd............................................  2,852   33,910
*   Pearl Abyss Corp............................................    721  107,721
    POSCO Chemtech Co., Ltd.....................................  1,263   62,223
    Posco ICT Co., Ltd..........................................  2,974   14,599
*   Power Logics Co., Ltd.......................................  2,542   23,478
    PSK, Inc....................................................    891   12,509
    Pulmuone Co., Ltd...........................................    189   20,871
*   Redrover Co., Ltd........................................... 12,390   12,868
    RFHIC Corp..................................................    971   26,674
    S&T Motiv Co., Ltd..........................................  1,037   33,849
    S-1 Corp....................................................  1,254  105,244
    Sajo Industries Co., Ltd....................................    228   11,515
    Sam Chun Dang Pharm Co., Ltd................................    604   23,755
    Sam Young Electronics Co., Ltd..............................  1,482   16,152
    Sam Yung Trading Co., Ltd...................................    891   12,171
    Samick Musical Instruments Co., Ltd......................... 11,471   21,862
    Samjin Pharmaceutical Co., Ltd..............................    251    8,411
    Samkwang Glass Co., Ltd.....................................    393   14,503
    Sammok S-Form Co., Ltd......................................  1,045   12,441
*   Samsung Biologics Co., Ltd..................................    181   52,753
    Samsung C&T Corp............................................  1,967  172,893

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    Samsung Card Co., Ltd.......................................  2,005 $   63,741
    Samsung Electro-Mechanics Co., Ltd..........................  2,584    240,850
    Samsung Electronics Co., Ltd., GDR..........................  2,910  2,880,588
    Samsung Electronics Co., Ltd................................ 93,994  3,695,582
    Samsung Electronics Co., Ltd., GDR..........................    208    205,088
*   Samsung Engineering Co., Ltd................................ 12,599    184,050
    Samsung Fire & Marine Insurance Co., Ltd....................  3,401    885,386
*   Samsung Heavy Industries Co., Ltd........................... 27,952    197,149
    Samsung Life Insurance Co., Ltd.............................  2,774    201,776
*   Samsung Pharmaceutical Co., Ltd.............................  7,394     18,927
    Samsung SDI Co., Ltd........................................    999    202,843
    Samsung SDS Co., Ltd........................................  1,478    274,840
    Samsung Securities Co., Ltd.................................  4,892    149,500
    Samwha Capacitor Co., Ltd...................................    256     13,137
    Samyang Foods Co., Ltd......................................    257     17,397
*   Sangsangin Co., Ltd.........................................  2,285     37,742
*   SBS Media Holdings Co., Ltd.................................  6,667     13,596
*   SBW......................................................... 11,416      9,791
    Seah Besteel Corp...........................................  2,272     38,215
    SeAH Steel Corp.............................................    130      7,172
    SeAH Steel Holdings Corp....................................    145      6,957
    Sebang Co., Ltd.............................................    981     12,277
    Sebang Global Battery Co., Ltd..............................    507     20,746
*   Seegene, Inc................................................    702     14,144
*   Sejong Telecom, Inc......................................... 33,195     14,203
    Seohan Co., Ltd............................................. 13,295     20,274
    Seohee Construction Co., Ltd................................ 17,890     19,202
    Seoul Semiconductor Co., Ltd................................  2,406     39,568
    SFA Engineering Corp........................................  1,121     40,326
*   SFA Semicon Co., Ltd........................................ 18,337     38,613
    Shinhan Financial Group Co., Ltd............................ 13,861    523,875
    Shinsegae Food Co., Ltd.....................................    268     20,622
    Shinsegae International, Inc................................    101     27,217
    Shinsegae, Inc..............................................    584    170,178
*   Shinsung E&G Co., Ltd....................................... 13,700     13,734
*   Shinwon Corp................................................ 11,931     20,006
    Shinyoung Securities Co., Ltd...............................    258     12,995
    Silicon Works Co., Ltd......................................    347     14,490
    Silla Co., Ltd..............................................    817     10,418
    SIMMTECH Co., Ltd...........................................  2,363     13,885
    Sindoh Co., Ltd.............................................    268     11,513
    SK Bioland Co., Ltd.........................................    797     12,151
    SK Chemicals Co., Ltd.......................................    500     28,988
    SK D&D Co., Ltd.............................................    555     14,009
    SK Discovery Co., Ltd.......................................  1,849     48,123
    SK Gas, Ltd.................................................    569     41,790
    SK Hynix, Inc............................................... 12,605    852,990
    SK Innovation Co., Ltd......................................  3,253    508,635
    SK Materials Co., Ltd.......................................    296     43,648
    SK Securities Co., Ltd...................................... 25,631     15,569
    SK Telecom Co., Ltd., Sponsored ADR.........................  3,290     77,644
    SKC Co., Ltd................................................  2,118     64,851
*   SKC Solmics Co., Ltd........................................  6,466     23,190
    SKCKOLONPI, Inc.............................................  1,366     35,540
    SL Corp.....................................................  1,693     35,232
*   SM Entertainment Co.........................................  1,094     38,795
    S-Oil Corp..................................................  2,217    174,807
*   Solid, Inc..................................................  7,191     26,828
    Songwon Industrial Co., Ltd.................................  2,079     35,635

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
    Soulbrain Co., Ltd..........................................   1,336 $    57,617
    SPC Samlip Co., Ltd.........................................     184      21,175
    Spigen Korea Co., Ltd.......................................     385      24,939
*   Ssangyong Motor Co..........................................   4,748      21,499
    Sung Kwang Bend Co., Ltd....................................   1,873      18,700
    Sungwoo Hitech Co., Ltd.....................................   4,058      16,932
*   Synopex, Inc................................................   5,962      14,652
    Taekwang Industrial Co., Ltd................................      40      51,325
*   Taewoong Co., Ltd...........................................   1,299      11,352
    Taeyoung Engineering & Construction Co., Ltd................   3,074      33,643
    TechWing, Inc...............................................   1,557      19,486
    TES Co., Ltd................................................     818      12,788
    TK Corp.....................................................   1,739      17,289
    Tokai Carbon Korea Co., Ltd.................................     300      15,923
    Tongyang Life Insurance Co., Ltd............................   7,227      28,059
    Tongyang, Inc...............................................  10,249      17,478
    Toptec Co., Ltd.............................................     793       6,892
    Tovis Co., Ltd..............................................   1,760      10,538
    Ubiquoss, Inc...............................................     605      19,854
    Unid Co., Ltd...............................................     228       9,821
    Union Semiconductor Equipment & Materials Co., Ltd..........   7,940      39,007
    Uniquest Corp...............................................   2,210      13,404
    UniTest, Inc................................................   1,273      17,163
    Value Added Technology Co., Ltd.............................   1,700      38,835
    Viatron Technologies, Inc...................................   2,400      24,892
    Vieworks Co., Ltd...........................................     627      17,124
*   Webzen, Inc.................................................   1,970      31,377
    Wemade Co., Ltd.............................................     992      40,796
    Whanin Pharmaceutical Co., Ltd..............................   1,000      16,551
    WiSoL Co., Ltd..............................................   1,664      25,529
*   Wonik Holdings Co., Ltd.....................................   3,176      13,505
    WONIK IPS Co., Ltd..........................................   2,782      66,611
    Wonik Materials Co., Ltd....................................   1,057      21,484
*   Wonik QnC Corp..............................................   2,491      30,112
*   Woongjin Co., Ltd...........................................   5,880      11,278
    Woongjin Coway Co., Ltd.....................................   3,975     298,702
*   Woori Financial Group, Inc., Sponsored ADR..................   2,881     103,169
    Woori Financial Group, Inc..................................   2,968      35,190
    Woory Industrial Co., Ltd...................................     676      17,227
    Y G-1 Co., Ltd..............................................     886       8,507
    YG Entertainment, Inc.......................................     517      15,939
    Youlchon Chemical Co., Ltd..................................   1,226      14,972
    Youngone Corp...............................................   1,543      48,814
    Youngone Holdings Co., Ltd..................................     281      15,640
*   Yuanta Securities Korea Co., Ltd............................   5,538      15,770
    Yuhan Corp..................................................     530     111,500
                                                                         -----------
TOTAL SOUTH KOREA...............................................          34,617,930
                                                                         -----------
TAIWAN -- (17.3%)
    Aaeon Technology, Inc.......................................   5,000      12,671
    Ability Enterprise Co., Ltd.................................  47,000      21,713
    Ability Opto-Electronics Technology Co., Ltd................  10,000      16,983
    AcBel Polytech, Inc.........................................  31,000      22,616
    Accton Technology Corp......................................  42,000     178,417
    Acer, Inc................................................... 401,000     272,579
    Acter Co., Ltd..............................................   3,450      20,175
    Actron Technology Corp......................................   7,000      24,389
    A-DATA Technology Co., Ltd..................................  27,000      43,717
    Advanced Ceramic X Corp.....................................   5,000      50,182

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Advanced International Multitech Co., Ltd...................  14,000 $ 20,867
    Advanced Wireless Semiconductor Co..........................  11,000   18,020
    Advancetek Enterprise Co., Ltd..............................   8,000    4,119
    Advantech Co., Ltd..........................................  19,000  153,944
    Aerospace Industrial Development Corp.......................  36,000   36,540
*   AGV Products Corp...........................................  52,000   11,867
    Airtac International Group..................................  10,000  133,966
    Alchip Technologies, Ltd....................................   5,000   13,172
*   ALI Corp....................................................  56,000   19,607
    All Ring Tech Co., Ltd......................................  14,000   21,233
    Alpha Networks, Inc.........................................  55,000   35,561
    Altek Corp..................................................  18,000   15,646
    Amazing Microelectronic Corp................................  10,000   26,352
    Ampire Co., Ltd.............................................  16,000   13,118
*   AmTRAN Technology Co., Ltd..................................  90,000   34,818
    Anpec Electronics Corp......................................   5,000   10,274
    APCB, Inc...................................................  16,000   16,194
*   Apex International Co., Ltd.................................  23,000   38,102
#   Arcadyan Technology Corp....................................  13,000   36,054
    Argosy Research, Inc........................................  13,000   21,016
    ASE Technology Holding Co., Ltd., ADR.......................   9,375   42,656
    Asia Optical Co., Inc.......................................  19,000   54,541
*   Asia Pacific Telecom Co., Ltd............................... 196,000   51,313
    Asia Polymer Corp...........................................  35,310   16,296
    Asia Vital Components Co., Ltd..............................  38,000   52,926
    ASMedia Technology, Inc.....................................   2,000   34,693
    ASPEED Technology, Inc......................................   1,000   20,824
    Asustek Computer, Inc.......................................  44,000  336,387
    Aten International Co., Ltd.................................   7,000   21,152
    Aurora Corp.................................................   4,000   12,754
    AVY Precision Technology, Inc...............................  12,000   12,619
    Axiomtek Co., Ltd...........................................   6,000   10,996
    Bank of Kaohsiung Co., Ltd..................................  41,480   12,974
    Basso Industry Corp.........................................  10,000   18,885
    BenQ Materials Corp.........................................  16,000   14,206
    BES Engineering Corp........................................ 146,000   36,879
    Bioteque Corp...............................................  10,000   37,093
    Bizlink Holding, Inc........................................  10,000   64,862
    Brighton-Best International Taiwan, Inc.....................  19,000   21,378
    C Sun Manufacturing, Ltd....................................  25,000   27,661
*   Cameo Communications, Inc...................................  38,000   10,316
    Capital Securities Corp..................................... 111,060   33,437
    Career Technology MFG. Co., Ltd.............................  16,000   17,588
    Casetek Holdings, Ltd.......................................  18,000   30,145
    Catcher Technology Co., Ltd.................................  83,000  658,052
    Cathay Financial Holding Co., Ltd........................... 339,000  490,894
    Cathay Real Estate Development Co., Ltd.....................  90,000   73,294
    Center Laboratories, Inc....................................  11,531   29,376
    Chailease Holding Co., Ltd..................................  55,520  236,700
    Chang Hwa Commercial Bank, Ltd.............................. 115,440   69,153
    Chang Wah Electromaterials, Inc.............................   4,000   23,199
    Chang Wah Technology Co., Ltd...............................   2,000   18,055
    Channel Well Technology Co., Ltd............................  26,000   22,880
    Chaun-Choung Technology Corp................................   3,000   16,803
    CHC Healthcare Group........................................  11,000   14,355
    Chen Full International Co., Ltd............................  13,000   16,585
    Chenbro Micom Co., Ltd......................................  10,000   21,193
    Cheng Loong Corp............................................  72,000   46,049
*   Cheng Mei Materials Technology Corp.........................  62,000   25,804

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Cheng Shin Rubber Industry Co., Ltd.........................  16,000 $ 21,375
    Cheng Uei Precision Industry Co., Ltd.......................  46,000   55,900
    Chia Chang Co., Ltd.........................................  13,000   18,828
    Chicony Electronics Co., Ltd................................  68,185  168,085
    Chicony Power Technology Co., Ltd...........................  11,055   19,670
    Chieftek Precision Co., Ltd.................................   8,000   29,415
    Chilisin Electronics Corp...................................  20,979   67,083
    China Bills Finance Corp....................................  93,000   44,393
    China Development Financial Holding Corp.................... 547,000  176,320
    China General Plastics Corp.................................  50,630   37,259
    China Life Insurance Co., Ltd............................... 307,820  256,292
    China Man-Made Fiber Corp................................... 179,550   56,589
    China Metal Products........................................  14,000   17,028
    China Motor Corp............................................  71,000   63,758
    China Steel Chemical Corp...................................  19,000   82,760
    Chin-Poon Industrial Co., Ltd...............................  33,000   41,096
    Chipbond Technology Corp....................................  65,000  147,511
    ChipMOS Technologies, Inc., ADR.............................   1,190   20,490
    Chlitina Holding, Ltd.......................................   6,000   49,103
    Chong Hong Construction Co., Ltd............................  19,000   53,455
#   Chroma ATE, Inc.............................................  40,000  191,625
    Chung Hsin Electric & Machinery Manufacturing Corp..........  32,000   21,550
*   Chung Hung Steel Corp.......................................  57,000   22,711
    Chung Hwa Pulp Corp.........................................  38,000   11,736
    Chunghwa Telecom Co., Ltd., Sponsored ADR...................   5,027  181,173
    Clevo Co....................................................  43,000   40,955
*   CMC Magnetics Corp.......................................... 174,000   39,748
    Compal Electronics, Inc..................................... 542,000  350,356
    Compeq Manufacturing Co., Ltd...............................  95,000   78,723
    Concord Securities Co., Ltd.................................  45,000   10,709
    Concraft Holding Co., Ltd...................................   3,300   14,186
    Continental Holdings Corp...................................  41,000   20,444
    Coretronic Corp.............................................  73,000  113,649
    Co-Tech Development Corp....................................  25,000   26,589
    Creative Sensor, Inc........................................  15,000   10,756
*   CSBC Corp. Taiwan...........................................  22,750   19,196
    CTBC Financial Holding Co., Ltd............................. 391,000  267,855
    CTCI Corp...................................................  54,000   83,732
    Cub Elecparts, Inc..........................................   5,259   46,787
    Cyberlink Corp..............................................   7,000   17,000
    CyberPower Systems, Inc.....................................   2,000    5,835
    CyberTAN Technology, Inc....................................  35,000   18,607
    Cypress Technology Co., Ltd.................................   7,000   19,943
    DA CIN Construction Co., Ltd................................  35,000   23,791
    Dadi Early-Childhood Education Group, Ltd...................   2,000   15,801
    Darfon Electronics Corp.....................................  21,000   32,460
    Darwin Precisions Corp......................................  41,000   25,629
    De Licacy Industrial Co., Ltd...............................  18,000   13,362
    Delta Electronics, Inc .....................................  55,000  290,294
    Depo Auto Parts Ind Co., Ltd................................   8,000   17,904
*   D-Link Corp.................................................  57,000   26,617
*   Dynamic Electronics Co., Ltd................................  32,000    9,731
    Dynapack International Technology Corp......................  11,000   17,704
    E Ink Holdings, Inc.........................................  74,000   88,854
    E.Sun Financial Holding Co., Ltd............................ 281,697  231,303
    Eastern Media International Corp............................  51,000   20,580
    Eclat Textile Co., Ltd......................................  16,000  228,729
    Egis Technology, Inc........................................   7,000   58,884
    Elan Microelectronics Corp..................................  18,100   49,081

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    E-LIFE MALL Corp............................................   6,000 $ 12,699
    Elite Advanced Laser Corp...................................  15,600   33,091
    Elite Material Co., Ltd.....................................  26,000   83,823
    Elite Semiconductor Memory Technology, Inc..................  15,000   15,867
    Elitegroup Computer Systems Co., Ltd........................  37,000   14,329
    eMemory Technology, Inc.....................................   5,000   62,512
    Ennoconn Corp...............................................   2,124   18,755
    EnTie Commercial Bank Co., Ltd..............................  22,000   10,108
    Epistar Corp................................................  78,000   68,319
    Eternal Materials Co., Ltd.................................. 116,920   96,724
*   Etron Technology, Inc.......................................  50,000   15,924
    Eurocharm Holdings Co., Ltd.................................   5,000   24,965
*   Everest Textile Co., Ltd....................................  29,000   10,700
    Evergreen International Storage & Transport Corp............  32,000   14,254
    Everlight Chemical Industrial Corp..........................  49,000   26,503
    Everlight Electronics Co., Ltd..............................  37,000   37,053
    Excelsior Medical Co., Ltd..................................  15,000   23,866
    Far Eastern Department Stores, Ltd..........................  95,000   50,440
    Far Eastern International Bank.............................. 102,002   37,983
    Far Eastern New Century Corp................................ 201,000  219,491
    Far EasTone Telecommunications Co., Ltd.....................  44,000  107,973
    Faraday Technology Corp.....................................  17,000   28,070
    Farglory Land Development Co., Ltd..........................  41,000   50,607
*   Federal Corp................................................  34,000   11,945
    Feedback Technology Corp....................................   5,000   13,388
    Feng Hsin Steel Co., Ltd....................................  17,000   33,454
    First Financial Holding Co., Ltd............................ 179,960  128,480
    First Hi-Tec Enterprise Co., Ltd............................  13,000   20,123
    First Insurance Co., Ltd. (The).............................  26,000   12,165
*   First Steamship Co., Ltd....................................  49,000   19,469
    FLEXium Interconnect, Inc...................................  25,000   78,572
    Flytech Technology Co., Ltd.................................   9,000   22,820
    FocalTech Systems Co., Ltd..................................  34,000   27,698
    Formosa Advanced Technologies Co., Ltd......................  10,000   11,417
    Formosa Chemicals & Fibre Corp..............................  36,000  129,540
    Formosa Plastics Corp.......................................  39,000  141,536
    Formosa Sumco Technology Corp...............................   6,000   22,918
    Foxconn Technology Co., Ltd.................................  76,000  170,508
    Foxsemicon Integrated Technology, Inc.......................   8,150   37,832
    Fubon Financial Holding Co., Ltd............................ 273,000  403,436
    Fulgent Sun International Holding Co., Ltd..................  10,307   22,243
    Fulltech Fiber Glass Corp...................................  18,000    9,195
    Gallant Precision Machining Co., Ltd........................  30,000   23,531
    Gamania Digital Entertainment Co., Ltd......................   6,000   14,661
    GCS Holdings, Inc...........................................   4,000    7,862
    GEM Services, Inc...........................................   1,000    2,325
    Gemtek Technology Corp......................................  24,000   20,222
    General Interface Solution Holding, Ltd.....................  27,000  104,759
    Genesys Logic, Inc..........................................  14,000   16,497
    Genius Electronic Optical Co., Ltd..........................   6,000   77,125
    Getac Technology Corp.......................................  33,000   49,703
    Giant Manufacturing Co., Ltd................................  29,000  221,172
    Giantplus Technology Co., Ltd...............................  35,000   13,481
    Gigabyte Technology Co., Ltd................................  68,000  109,465
*   Gigastorage Corp............................................  31,000    6,037
    Ginko International Co., Ltd................................   3,000   20,569
    Global Brands Manufacture, Ltd..............................  54,000   25,319
    Global Mixed Mode Technology, Inc...........................   6,000   15,899
    Global PMX Co., Ltd.........................................   4,000   14,533

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
TAIWAN -- (Continued)
    Global Unichip Corp.........................................   5,000 $   36,840
    Globalwafers Co., Ltd.......................................  13,000    142,502
    Globe Union Industrial Corp.................................  27,000     15,260
    Gloria Material Technology Corp.............................  34,000     21,747
*   Gold Circuit Electronics, Ltd...............................  35,000     14,220
    Goldsun Building Materials Co., Ltd.........................  98,000     26,368
    Gourmet Master Co., Ltd.....................................   6,208     39,604
    Grand Ocean Retail Group, Ltd...............................  13,000     13,352
    Grand Pacific Petrochemical................................. 102,000     70,328
    Grand Plastic Technology Corp...............................   3,000     13,313
    Grape King Bio, Ltd.........................................  10,000     69,428
    Great China Metal Industry..................................  17,000     13,839
    Great Wall Enterprise Co., Ltd..............................  68,150     77,448
    Greatek Electronics, Inc....................................  12,000     16,612
    GTM Holdings Corp...........................................  21,000     12,508
    Hannstar Board Corp.........................................  36,000     38,300
*   HannsTouch Solution, Inc....................................  83,000     40,480
    Hey Song Corp...............................................  12,000     12,326
    Highwealth Construction Corp................................  83,000    132,948
    HIM International Music, Inc................................   5,000     17,180
    Hiroca Holdings, Ltd........................................   7,000     16,977
    Hitron Technology, Inc......................................  27,080     18,756
    Hiwin Technologies Corp.....................................  23,514    223,933
    Ho Tung Chemical Corp....................................... 104,000     23,390
    Holtek Semiconductor, Inc...................................   9,000     21,575
    Holy Stone Enterprise Co., Ltd..............................  17,000     56,741
    Hon Hai Precision Industry Co., Ltd......................... 366,600  1,032,099
    Hon Hai Precision Industry Co., Ltd., GDR...................   4,692     26,659
    Hon Hai Precision Industry Co., Ltd., GDR...................   4,895     27,804
    Hong Pu Real Estate Development Co., Ltd....................  33,000     20,713
    Hong YI Fiber Industry Co...................................  17,000     11,090
    Hota Industrial Manufacturing Co., Ltd......................  16,000     58,289
    Hotai Motor Co., Ltd........................................  16,000    242,144
    Hsin Kuang Steel Co., Ltd...................................  11,000     10,890
    Hsin Yung Chien Co., Ltd....................................   4,000     11,163
    Hu Lane Associate, Inc......................................   5,000     14,027
    HUA ENG Wire & Cable Co., Ltd...............................  23,000      7,034
    Hua Nan Financial Holdings Co., Ltd......................... 241,200    157,734
    Huaku Development Co., Ltd..................................  23,000     58,165
    Huang Hsiang Construction Corp..............................  26,000     23,445
    Hung Sheng Construction, Ltd................................  81,800     59,734
    Ibase Technology, Inc.......................................  17,000     21,845
*   Ichia Technologies, Inc.....................................  23,000     12,862
    IEI Integration Corp........................................  11,700     12,980
    Innodisk Corp...............................................   5,147     19,369
    International CSRC Investment Holdings Co...................  84,885    115,512
    International Games System Co., Ltd.........................   9,000     74,570
    Inventec Corp............................................... 325,000    261,120
    Iron Force Industrial Co., Ltd..............................   8,000     22,022
    I-Sheng Electric Wire & Cable Co., Ltd......................  11,000     15,456
    ITE Technology, Inc.........................................  14,000     15,893
    ITEQ Corp...................................................  23,000     75,955
    Jarllytec Co., Ltd..........................................   7,000     15,361
    Jentech Precision Industrial Co., Ltd.......................   9,000     34,161
    Jih Lin Technology Co., Ltd.................................   6,000     12,736
    Jih Sun Financial Holdings Co., Ltd......................... 152,502     48,486
    KEE TAI Properties Co., Ltd.................................  31,000     11,634
    Kenda Rubber Industrial Co., Ltd............................   9,000      8,782
    Kerry TJ Logistics Co., Ltd.................................  21,000     24,980

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Kindom Construction Corp....................................  31,000 $ 21,159
    King Slide Works Co., Ltd...................................   2,000   21,031
    Kingpak Technology, Inc.....................................   3,000   16,985
    King's Town Bank Co., Ltd...................................  88,000   94,154
    Kinik Co....................................................   9,000   17,988
    Kinpo Electronics........................................... 160,000   57,030
    Kinsus Interconnect Technology Corp.........................  12,000   18,125
    KMC Kuei Meng International, Inc............................   5,250   19,214
    KS Terminals, Inc...........................................  12,000   17,827
    Kung Long Batteries Industrial Co., Ltd.....................   7,000   37,202
*   Kuo Toong International Co., Ltd............................  18,000   12,835
    Kuoyang Construction Co., Ltd...............................  40,000   15,520
    L&K Engineering Co., Ltd....................................  21,000   18,691
    Land Mark Optoelectronics Corp..............................   4,000   35,867
    Lanner Electronics, Inc.....................................   9,000   22,657
    Largan Precision Co., Ltd...................................   4,000  600,490
    Lealea Enterprise Co., Ltd..................................  61,000   19,860
    Lelon Electronics Corp......................................  18,000   23,581
    Lemtech Holdings Co., Ltd...................................   3,000   14,052
    Lextar Electronics Corp.....................................  28,000   15,885
    Li Cheng Enterprise Co., Ltd................................   9,000   19,738
    Lian HWA Food Corp..........................................  10,000   14,820
    Lien Hwa Industrial Corp....................................  50,800   55,742
    Lingsen Precision Industries, Ltd...........................  37,000   11,488
    Lite-On Semiconductor Corp..................................  11,000   12,355
    Lite-On Technology Corp..................................... 164,000  231,397
    Long Bon International Co., Ltd.............................  20,000   11,170
    Long Chen Paper Co., Ltd....................................  97,000   56,887
    Lotes Co., Ltd..............................................   7,256   51,533
    Lumax International Corp., Ltd..............................   8,000   18,624
    Lung Yen Life Service Corp..................................  10,000   19,855
    Macauto Industrial Co., Ltd.................................   5,000   13,941
    Machvision, Inc.............................................   4,000   54,853
    Macroblock, Inc.............................................   5,000   17,595
    Makalot Industrial Co., Ltd.................................  15,000  103,491
    Marketech International Corp................................   8,000   13,986
    Materials Analysis Technology, Inc..........................   8,000   19,644
    MediaTek, Inc...............................................  63,000  603,825
    Mega Financial Holding Co., Ltd............................. 353,000  338,900
    Mercuries & Associates Holding, Ltd.........................  54,200   30,701
*   Mercuries Life Insurance Co., Ltd...........................  88,877   31,942
    Merida Industry Co., Ltd....................................   6,000   34,964
    Merry Electronics Co., Ltd..................................  18,193  104,788
*   Microbio Co., Ltd...........................................  70,000   33,215
    Micro-Star International Co., Ltd...........................  73,000  202,770
    MIN AIK Technology Co., Ltd.................................  20,000   10,270
    Mirle Automation Corp.......................................  16,000   25,925
    Mitac Holdings Corp.........................................  69,840   72,416
    momo.com, Inc...............................................   7,000   62,472
*   Mosel Vitelic, Inc..........................................  30,000   20,113
*   Motech Industries, Inc......................................  92,000   25,509
    MPI Corp....................................................   9,000   20,500
    Nak Sealing Technologies Corp...............................  10,000   23,374
    Namchow Holdings Co., Ltd...................................  15,000   25,874
    Nan Ya Plastics Corp........................................ 122,000  308,648
    Nantex Industry Co., Ltd....................................  25,200   26,613
    Nanya Technology Corp.......................................  62,000  131,672
    Nichidenbo Corp.............................................  16,000   30,208
    Novatek Microelectronics Corp...............................  82,000  536,416

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    O-Bank Co., Ltd.............................................  76,000 $ 19,450
    On-Bright Electronics, Inc..................................   3,000   17,415
    OptoTech Corp...............................................  30,000   22,603
*   Orient Semiconductor Electronics, Ltd.......................  41,000   21,281
    Oriental Union Chemical Corp................................  52,000   43,794
*   Pan Jit International, Inc..................................  41,000   36,196
    Pan-International Industrial Corp...........................  30,000   25,622
    Parade Technologies, Ltd....................................   4,000   67,815
    Pegatron Corp............................................... 144,000  272,227
    Pharmally International Holding Co., Ltd....................   2,000   13,873
    Phison Electronics Corp.....................................  18,000  169,524
    Pixart Imaging, Inc.........................................   9,000   28,820
    Planet Technology Corp......................................   6,000   12,531
    Polytronics Technology Corp.................................   9,000   16,943
    Posiflex Technology, Inc....................................   3,000   10,589
    Pou Chen Corp............................................... 100,000  121,655
    Powertech Technology, Inc...................................  89,000  222,211
    Poya International Co., Ltd.................................   3,000   36,367
    President Chain Store Corp..................................  38,000  354,546
    President Securities Corp...................................  70,000   30,475
    Primax Electronics, Ltd.....................................  36,000   73,732
    Prince Housing & Development Corp........................... 113,000   40,772
    Promate Electronic Co., Ltd.................................  12,000   12,586
    Prosperity Dielectrics Co., Ltd.............................   9,000   20,411
    Qisda Corp.................................................. 172,000  109,549
    QST International Corp......................................   6,000   15,730
    Quang Viet Enterprise Co., Ltd..............................   3,000   15,230
    Quanta Computer, Inc........................................  98,000  187,931
    Quanta Storage, Inc.........................................  24,000   44,209
    Radiant Opto-Electronics Corp...............................  31,000  104,772
    Rafael Microelectronics, Inc................................   3,000   16,305
    Realtek Semiconductor Corp..................................  30,000  203,410
    Rechi Precision Co., Ltd....................................  31,000   25,944
    Rich Development Co., Ltd...................................  64,000   18,801
*   Ritek Corp..................................................  35,000   11,720
*   Roo Hsing Co., Ltd..........................................  86,000   38,471
    Ruentex Development Co., Ltd................................  80,400  110,436
    Ruentex Industries, Ltd.....................................  38,600   92,258
    Run Long Construction Co., Ltd..............................  18,000   38,600
    Samebest Co., Ltd...........................................   3,000   13,036
    Sampo Corp..................................................  36,800   19,893
    San Fang Chemical Industry Co., Ltd.........................  15,000   11,536
    San Shing Fastech Corp......................................   7,000   12,331
    Sanyang Motor Co., Ltd......................................  49,000   31,956
    Scientech Corp..............................................  10,000   22,985
    SDI Corp....................................................   8,000   18,138
    Senao Networks, Inc.........................................   7,000   24,190
    Sercomm Corp................................................  21,000   46,308
    Shan-Loong Transportation Co., Ltd..........................  13,000   12,663
    Shihlin Electric & Engineering Corp.........................  16,000   21,633
    Shin Kong Financial Holding Co., Ltd........................ 951,521  269,601
    Shin Zu Shing Co., Ltd......................................   8,000   30,477
*   Shining Building Business Co., Ltd..........................  55,650   18,289
    Shinkong Insurance Co., Ltd.................................  22,000   27,654
    Shinkong Synthetic Fibers Corp.............................. 150,000   66,013
    Sigurd Microelectronics Corp................................  32,000   31,954
    Silergy Corp................................................   5,000   82,009
*   Silicon Integrated Systems Corp.............................  51,000   14,608
*   Silitech Technology Corp....................................  21,000    9,974

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                   SHARES   VALUE>>
                                                                   ------- ----------
TAIWAN -- (Continued)
    Simplo Technology Co., Ltd....................................  23,000 $  195,337
    Sinbon Electronics Co., Ltd...................................  16,000     56,504
    Sinher Technology, Inc........................................  11,000     17,734
    Sinmag Equipment Corp.........................................   3,000     11,955
    Sino-American Silicon Products, Inc...........................  55,000    119,247
    SinoPac Financial Holdings Co., Ltd........................... 354,080    136,488
    Sinyi Realty Co...............................................  28,965     29,486
    Sirtec International Co., Ltd.................................   7,200      5,757
    Sitronix Technology Corp......................................  14,000     57,658
    Siward Crystal Technology Co., Ltd............................  22,000     14,837
    Soft-World International Corp.................................   5,000     11,846
    Solomon Technology Corp.......................................  17,000     13,095
    Sonix Technology Co., Ltd.....................................  14,000     14,241
    Sporton International, Inc....................................  10,050     59,627
    St Shine Optical Co., Ltd.....................................   4,000     74,732
    Standard Chemical & Pharmaceutical Co., Ltd...................  20,000     21,371
    Standard Foods Corp...........................................  44,000     77,864
    Stark Technology, Inc.........................................  18,000     32,696
    Sunny Friend Environmental Technology Co., Ltd................   3,000     25,553
    Sunonwealth Electric Machine Industry Co., Ltd................  22,000     25,860
    Sunplus Technology Co., Ltd...................................  43,000     17,695
    Sunrex Technology Corp........................................  18,000     10,932
    Sunspring Metal Corp..........................................  14,000     15,938
    Supreme Electronics Co., Ltd..................................  34,000     33,948
    Sweeten Real Estate Development Co., Ltd......................  17,000     14,752
    Syncmold Enterprise Corp......................................   7,500     21,199
    Synnex Technology International Corp.......................... 164,000    204,645
    Systex Corp...................................................  10,000     21,987
#   TA Chen Stainless Pipe........................................ 151,910    215,813
    Ta Ya Electric Wire & Cable...................................  49,000     17,323
    TA-I Technology Co., Ltd......................................  13,000     21,880
    Taichung Commercial Bank Co., Ltd............................. 130,175     50,560
    TaiDoc Technology Corp........................................   4,000     19,896
    Taiflex Scientific Co., Ltd...................................  15,000     19,343
*   TaiMed Biologics, Inc.........................................  10,000     50,868
    Tainan Spinning Co., Ltd......................................  77,000     30,043
    Taishin Financial Holding Co., Ltd............................ 261,000    118,350
    Taiwan Business Bank.......................................... 136,960     56,551
    Taiwan Cement Corp............................................ 138,800    188,788
    Taiwan Chinsan Electronic Industrial Co., Ltd.................  10,000     12,377
    Taiwan Cogeneration Corp......................................  40,000     34,819
    Taiwan Cooperative Financial Holding Co., Ltd................. 300,430    199,403
    Taiwan Fertilizer Co., Ltd....................................  32,000     46,598
    Taiwan Fire & Marine Insurance Co., Ltd.......................  19,000     12,453
    Taiwan FU Hsing Industrial Co., Ltd...........................  10,000     13,170
    Taiwan Glass Industry Corp.................................... 100,000     40,007
    Taiwan High Speed Rail Corp...................................  84,000    102,293
    Taiwan Hon Chuan Enterprise Co., Ltd..........................  25,000     40,147
*   Taiwan Land Development Corp..................................  51,000     14,439
    Taiwan Mobile Co., Ltd........................................  49,000    179,165
    Taiwan Paiho, Ltd.............................................  16,000     39,179
    Taiwan PCB Techvest Co., Ltd..................................  17,000     20,856
    Taiwan Sakura Corp............................................  19,000     25,198
    Taiwan Secom Co., Ltd.........................................  28,000     78,290
    Taiwan Semiconductor Co., Ltd.................................  22,000     39,791
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR...  85,756  3,757,828
    Taiwan Semiconductor Manufacturing Co., Ltd...................  10,000     83,960
    Taiwan Shin Kong Security Co., Ltd............................  23,000     28,475
    Taiwan Styrene Monomer........................................  54,000     43,757

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
TAIWAN -- (Continued)
    Taiwan Surface Mounting Technology Corp.....................  25,000 $ 47,354
    Taiwan TEA Corp.............................................  63,000   31,804
    Taiwan Union Technology Corp................................  22,000   80,312
*   Tatung Co., Ltd............................................. 117,000   90,297
    TCI Co., Ltd................................................   8,597  128,348
    Teco Electric and Machinery Co., Ltd........................ 170,000  127,391
    Test Research, Inc..........................................  20,000   34,870
    Test-Rite International Co., Ltd............................  15,000   10,297
    Thinking Electronic Industrial Co., Ltd.....................   8,000   21,602
    Ton Yi Industrial Corp...................................... 122,000   49,563
    Tong Hsing Electronic Industries, Ltd.......................  12,000   44,715
    Tong Yang Industry Co., Ltd.................................  26,000   37,140
    TOPBI International Holdings, Ltd...........................   8,000   22,665
    Topco Scientific Co., Ltd...................................   8,000   22,961
    Topkey Corp.................................................   6,000   26,965
    Topoint Technology Co., Ltd.................................  17,000   11,121
    Toung Loong Textile Manufacturing...........................  13,000   20,275
    TPK Holding Co., Ltd........................................  36,000   66,732
    Transcend Information, Inc..................................   8,000   18,126
    Tsann Kuen Enterprise Co., Ltd..............................  19,000   12,638
    TSC Auto ID Technology Co., Ltd.............................   3,000   27,537
*   TSEC Corp...................................................  53,000   11,708
    TSRC Corp...................................................  54,000   49,749
    Ttet Union Corp.............................................   2,000    6,859
    TTY Biopharm Co., Ltd.......................................  11,000   29,226
    Tung Ho Steel Enterprise Corp...............................  95,000   67,970
    Tung Thih Electronic Co., Ltd...............................   5,000   11,794
    TURVO International Co., Ltd................................  10,000   24,864
*   TWi Pharmaceuticals, Inc....................................   6,000   13,702
    TXC Corp....................................................  15,000   17,508
    TYC Brother Industrial Co., Ltd.............................  22,000   19,473
    Tyntek Corp.................................................  45,000   25,081
    Union Bank Of Taiwan........................................  66,950   23,740
    Uni-President Enterprises Corp.............................. 260,000  617,936
    Unitech Printed Circuit Board Corp..........................  27,540   16,915
    United Integrated Services Co., Ltd.........................  16,000   71,297
*   United Renewable Energy Co., Ltd............................  50,000   17,035
*   Unity Opto Technology Co., Ltd..............................  44,000   13,965
*   Unizyx Holding Corp.........................................  24,000   17,936
    UPC Technology Corp......................................... 117,800   48,161
    USI Corp.................................................... 107,320   41,193
    Utechzone Co., Ltd..........................................   9,000   19,942
    Visual Photonics Epitaxy Co., Ltd...........................  16,000   43,805
    Voltronic Power Technology Corp.............................   4,000   79,017
    Wafer Works Corp............................................  14,000   17,764
    Wah Lee Industrial Corp.....................................  17,000   29,777
    Walsin Lihwa Corp........................................... 257,000  144,424
    Walton Advanced Engineering, Inc............................  31,000   11,250
    Wan Hai Lines, Ltd..........................................  20,000   10,554
    Waterland Financial Holdings Co., Ltd....................... 190,488   64,132
*   Wei Chuan Foods Corp........................................  16,000   14,002
    Weikeng Industrial Co., Ltd.................................  31,087   20,591
    Well Shin Technology Co., Ltd...............................  10,000   17,494
    Win Semiconductors Corp.....................................  34,000  228,836
    Winbond Electronics Corp.................................... 231,000  120,308
    Wisdom Marine Lines Co., Ltd................................  32,000   30,449
    Wistron Corp................................................ 338,436  280,959
    Wistron NeWeb Corp..........................................  26,340   68,239
    Wowprime Corp...............................................   8,000   24,050

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
TAIWAN -- (Continued)
    WPG Holdings, Ltd........................................... 200,400 $   264,495
    WT Microelectronics Co., Ltd................................  75,000      99,091
*   WUS Printed Circuit Co., Ltd................................  38,000      31,542
    Xxentria Technology Materials Corp..........................   8,000      20,260
#   Yageo Corp..................................................  17,396     172,565
*   Yang Ming Marine Transport Corp.............................  79,000      22,448
    YC Co., Ltd.................................................  31,000      13,744
    YC INOX Co., Ltd............................................  20,000      16,934
    Yea Shin International Development Co., Ltd.................  20,000      12,279
    Yeong Guan Energy Technology Group Co., Ltd.................   8,000      21,208
    YFC-Boneagle Electric Co., Ltd..............................  16,000      15,397
    YFY, Inc....................................................  51,000      19,652
    Yi Jinn Industrial Co., Ltd.................................  29,000      13,248
    Yieh Phui Enterprise Co., Ltd............................... 136,800      41,727
    Youngtek Electronics Corp...................................  12,000      17,965
    Yuanta Financial Holding Co., Ltd........................... 541,000     313,785
    Yulon Finance Corp..........................................  16,000      59,853
    Yulon Motor Co., Ltd........................................ 143,000      90,311
    YungShin Global Holding Corp................................  12,000      16,351
    Yungtay Engineering Co., Ltd................................  21,000      43,839
    Zeng Hsing Industrial Co., Ltd..............................   4,000      19,514
    Zenitron Corp...............................................  15,000      11,099
    Zhen Ding Technology Holding, Ltd...........................  47,000     168,150
    Zig Sheng Industrial Co., Ltd...............................  49,000      14,109
    Zinwell Corp................................................  41,000      30,468
    Zippy Technology Corp.......................................   9,000      10,694
                                                                         -----------
TOTAL TAIWAN....................................................          35,012,717
                                                                         -----------
THAILAND -- (3.1%)
    Advanced Info Service PCL...................................  22,700     135,098
    AEON Thana Sinsap Thailand PCL..............................   7,900      45,655
    Airports of Thailand PCL.................................... 100,300     215,209
    Ananda Development PCL...................................... 243,100      30,307
    AP Thailand PCL.............................................  83,400      20,638
    Asia Plus Group Holdings PCL................................ 125,000      12,059
    Bangchak Corp. PCL..........................................  51,500      52,428
    Bangkok Aviation Fuel Services PCL..........................  18,700      21,380
    Bangkok Bank PCL............................................   3,600      23,568
    Bangkok Bank PCL............................................   3,400      21,619
    Bangkok Chain Hospital PCL..................................  78,700      44,866
    Bangkok Dusit Medical Services PCL, Class F.................  59,300      47,366
    Bangkok Expressway & Metro PCL.............................. 408,100     139,336
    Bangkok Insurance PCL.......................................   2,100      21,312
    Bangkok Land PCL............................................ 462,000      22,720
    Bangkok Life Assurance PCL..................................  21,200      18,760
    Bank of Ayudhya PCL.........................................  17,800      21,466
    BCPG PCL.................................................... 101,900      57,773
    Beauty Community PCL........................................ 302,000      65,745
*   BEC World PCL............................................... 249,600      70,365
    Berli Jucker PCL............................................  38,200      61,622
    Big Camera Corp. PCL........................................ 357,200      13,762
    BTS Group Holdings PCL...................................... 161,200      59,582
    Bumrungrad Hospital PCL.....................................  10,500      58,215
    Cal-Comp Electronics Thailand PCL........................... 187,000      11,129
    Carabao Group PCL, Class F..................................  18,800      34,302
    Central Plaza Hotel PCL.....................................  54,600      73,113
    CH Karnchang PCL............................................  28,600      23,964
    Chularat Hospital PCL, Class F.............................. 175,900      10,799
*   CIMB Thai Bank PCL.......................................... 636,000      15,340

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
THAILAND -- (Continued)
    COL PCL.....................................................  15,600 $ 12,069
    Com7 PCL....................................................  38,300   23,634
    CP ALL PCL.................................................. 111,200  269,945
    Dhipaya Insurance PCL.......................................  28,800   21,290
    Dynasty Ceramic PCL......................................... 230,600   14,880
    Eastern Polymer Group PCL, Class F..........................  21,400    4,357
    Eastern Water Resources Development and Management PCL,
      Class F...................................................  57,100   20,390
    Energy Absolute PCL......................................... 119,600  208,855
    Esso Thailand PCL........................................... 182,400   63,419
    Forth Smart Service PCL.....................................  45,700   10,808
*   Global Green Chemicals PCL, Class F.........................  30,200   11,635
    Golden Land Property Development PCL........................  89,900   23,373
    Gunkul Engineering PCL...................................... 156,600   13,538
    Hana Microelectronics PCL...................................  66,600   67,799
    Home Product Center PCL..................................... 207,800  102,191
    Indorama Ventures PCL.......................................  80,400  115,217
    Intouch Holdings PCL........................................  11,700   21,806
    IRPC PCL.................................................... 800,600  141,688
    Jasmine International PCL................................... 415,000   72,796
    Jay Mart PCL................................................  36,600   10,662
    JMT Network Services PCL....................................  22,400   11,086
    JWD Infologistics PCL.......................................  33,000    8,993
    Kasikornbank PCL............................................  23,600  141,193
    KCE Electronics PCL.........................................  65,200   50,649
    KGI Securities Thailand PCL................................. 138,200   18,787
    Kiatnakin Bank PCL..........................................  30,800   63,674
    Krung Thai Bank PCL......................................... 156,800   92,828
    Krungthai Card PCL..........................................  69,000   87,533
    Land & Houses PCL........................................... 169,700   59,534
    LH Financial Group PCL...................................... 793,200   37,020
    LPN Development PCL.........................................  28,900    6,337
    Major Cineplex Group PCL....................................  41,300   36,869
    MBK PCL.....................................................  80,400   52,886
    MC Group PCL................................................  39,900   11,311
    Mega Lifesciences PCL.......................................  29,300   33,040
    Minor International PCL.....................................   6,900    8,105
    MK Restaurants Group PCL....................................  14,200   32,359
    Mono Technology PCL......................................... 305,000   17,483
    Muangthai Capital PCL.......................................  56,900   91,789
    Netbay PCL..................................................  24,000   22,741
    Origin Property PCL, Class F................................ 152,900   37,836
*   Plan B Media Pcl, Class F................................... 199,700   42,536
    Polyplex Thailand PCL.......................................  32,000   14,334
*   Precious Shipping PCL.......................................  78,200   20,331
    Property Perfect PCL........................................ 475,900   12,224
    Pruksa Holding PCL..........................................  38,800   22,848
    PTG Energy PCL..............................................  62,500   21,535
    PTT Global Chemical PCL..................................... 123,100  265,094
    Quality Houses PCL.......................................... 416,400   38,607
    Rajthanee Hospital PCL......................................  28,600   21,500
    Ratchthani Leasing PCL...................................... 124,125   24,106
    Robinson PCL................................................  48,900   89,222
    Rojana Industrial Park PCL.................................. 109,157   18,293
    RS PCL......................................................  65,000   39,092
    Saha Pathana Inter-Holding PCL..............................   9,200   20,172
    Samart Corp. PCL............................................  80,000   18,794
    Sansiri PCL................................................. 866,800   38,826
    Sappe PCL...................................................  17,500   10,196
    SC Asset Corp. PCL.......................................... 185,800   17,576

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
    Siam Cement PCL (The).......................................     4,000 $   57,886
    Siam Commercial Bank PCL (The)..............................    50,700    208,041
    Siam Future Development PCL.................................   153,720     30,094
    Siam Global House PCL.......................................   175,520     95,113
    Siamgas & Petrochemicals PCL................................    82,600     26,908
    Singha Estate PCL...........................................   104,200     10,379
    Sino-Thai Engineering & Construction PCL....................    91,700     72,527
    Somboon Advance Technology PCL..............................    14,200      8,584
    SPCG PCL....................................................    75,300     42,456
    Sri Trang Agro-Industry PCL.................................    85,500     35,084
    Srisawad Corp. PCL..........................................    56,655     97,161
    Star Petroleum Refining PCL.................................   145,800     48,410
*   STP & I PCL.................................................   137,300     30,105
    Supalai PCL.................................................    62,600     43,335
*   Super Energy Corp. PCL...................................... 2,018,000     39,823
    SVI PCL.....................................................   130,800     19,666
    Synnex Thailand PCL.........................................    26,070      9,391
    Taokaenoi Food & Marketing PCL, Class F.....................    35,500     12,009
    Thai Nakarin Hospital PCL...................................     9,100     10,475
    Thai Oil PCL................................................    92,200    199,995
    Thai Solar Energy PCL, Class F..............................   131,200     10,603
    Thai Stanley Electric PCL, Class F..........................     2,700     19,875
    Thai Union Group PCL, Class F...............................    72,200     42,743
    Thai Vegetable Oil PCL......................................    33,100     27,994
    Thaicom PCL.................................................    72,800     14,936
    Thanachart Capital PCL......................................    44,900     74,540
    Tisco Financial Group PCL...................................    29,700     77,913
    TMB Bank PCL................................................   809,300     51,207
    Total Access Communication PCL..............................    92,600    147,203
    True Corp. PCL..............................................   512,400     82,658
    TTW PCL.....................................................   114,500     44,473
*   U City PCL, Class F.........................................   246,000     17,569
    Unique Engineering & Construction PCL.......................    51,400     16,583
    Univentures PCL.............................................    72,900     14,386
    VGI Global Media PCL........................................   183,800     55,557
    Vinythai PCL................................................    19,900     15,739
    WHA Corp. PCL...............................................   340,900     46,770
    WHA Utilities and Power PCL.................................    67,800     12,530
    Workpoint Entertainment PCL.................................    24,500     17,881
                                                                           ----------
TOTAL THAILAND..................................................            6,225,791
                                                                           ----------
TURKEY -- (0.9%)
*   Akbank Turk A.S.............................................   125,766    129,300
    Alarko Holding A.S..........................................    51,663     23,147
    Anadolu Anonim Turk Sigorta Sirketi.........................    31,009     21,554
    Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    14,508     48,207
    Anadolu Hayat Emeklilik A.S.................................     6,415      5,886
*   Arcelik A.S.................................................    18,723     57,631
    Aselsan Elektronik Sanayi Ve Ticaret A.S....................     2,833      9,721
    AvivaSA Emeklilik ve Hayat A.S., Class A....................     7,786     12,382
    Aygaz A.S...................................................     5,453      8,441
*   Bera Holding A.S............................................    29,474      8,798
    BIM Birlesik Magazalar A.S..................................    13,771    191,655
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S...............     5,695      8,794
    Coca-Cola Icecek A.S........................................     5,609     29,790
#   Dogan Sirketler Grubu Holding A.S...........................   170,426     30,326
    EGE Endustri VE Ticaret A.S.................................       224     15,647
    ENERJISA ENERJI AS..........................................    22,795     20,572
    Enka Insaat ve Sanayi A.S...................................    29,787     26,822

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                   ------- ------------
TURKEY -- (Continued)
    Eregli Demir ve Celik Fabrikalari TAS.........................  44,457 $     68,355
    Ford Otomotiv Sanayi A.S......................................   4,487       39,663
*   Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S..........  27,740       20,578
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D..  22,535        8,554
*   Koza Altin Isletmeleri A.S....................................   2,996       21,393
*   Koza Anadolu Metal Madencilik Isletmeleri A.S.................  15,977       14,874
*   Logo Yazilim Sanayi Ve Ticaret A.S............................   1,706       10,953
#*  Migros Ticaret A.S............................................   7,362       17,020
    Otokar Otomotiv Ve Savunma Sanayi A.S.........................     893       16,777
    Petkim Petrokimya Holding A.S.................................  42,315       31,744
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S............  32,583       17,696
*   Sasa Polyester Sanayi A.S.....................................  18,111       18,443
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S......................  22,121       14,887
    TAV Havalimanlari Holding A.S.................................  16,145       68,533
    Tekfen Holding A.S............................................  22,007       98,296
    Tofas Turk Otomobil Fabrikasi A.S.............................  10,018       30,135
    Tupras Turkiye Petrol Rafinerileri A.S........................   7,460      154,294
*   Turk Traktor ve Ziraat Makineleri A.S.........................   1,192        5,547
    Turkcell Iletisim Hizmetleri A.S..............................  48,619      101,968
    Turkiye Garanti Bankasi A.S...................................  47,867       65,721
    Turkiye Halk Bankasi A.S......................................  45,323       44,542
*   Turkiye Is Bankasi, Class C...................................  72,061       64,891
*   Turkiye Sinai Kalkinma Bankasi A.S............................ 210,745       26,519
    Turkiye Vakiflar Bankasi TAO, Class D.........................  95,174       64,644
    Ulker Biskuvi Sanayi A.S......................................   7,845       25,016
*   Vestel Elektronik Sanayi ve Ticaret A.S.......................  17,643       35,462
*   Yapi ve Kredi Bankasi A.S.....................................  36,969       12,851
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S...................   8,253        6,137
*   Zorlu Enerji Elektrik Uretim A.S..............................  39,435        8,279
                                                                           ------------
TOTAL TURKEY......................................................            1,762,445
                                                                           ------------
TOTAL COMMON STOCKS...............................................          197,229,326
                                                                           ------------
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.6%)
    Alpargatas SA.................................................  11,125       44,402
    Banco ABC Brasil S.A..........................................   7,716       38,274
    Banco do Estado do Rio Grande do Sul SA, Class B..............  22,800      141,995
    Centrais Eletricas Brasileiras SA, Class B....................   9,100       80,415
    Cia Brasileira de Distribuicao................................  18,948      466,319
    Cia de Saneamento do Parana...................................  13,977       50,759
    Cia Energetica de Minas Gerais................................  96,048      361,059
    Cia Energetica de Sao Paulo, Class B..........................  27,300      179,767
    Cia Energetica do Ceara, Class A..............................     800       10,607
    Cia Paranaense de Energia.....................................  10,613      111,514
    Gerdau SA.....................................................  39,100      141,099
    Itau Unibanco Holding SA...................................... 162,200    1,399,410
    Lojas Americanas SA...........................................  38,500      154,350
    Marcopolo SA..................................................  72,161       64,779
    Randon SA Implementos e Participacoes.........................  17,200       37,286
                                                                           ------------
TOTAL BRAZIL......................................................            3,282,035
                                                                           ------------
CHILE -- (0.2%)
    Coca-Cola Embonor SA, Class B.................................   7,515       17,753
    Embotelladora Andina SA, Class B..............................  35,945      128,326
    Sociedad Quimica y Minera de Chile SA, Class B................   5,402      192,607
                                                                           ------------
TOTAL CHILE.......................................................              338,686
                                                                           ------------

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                   ------- ------------
COLOMBIA -- (0.0%)
      Banco Davivienda SA.........................................   2,031 $     25,127
      Grupo Aval Acciones y Valores SA............................ 149,496       57,565
      Grupo de Inversiones Suramericana SA........................   2,642       28,485
                                                                           ------------
TOTAL COLOMBIA....................................................              111,177
                                                                           ------------
SOUTH KOREA -- (0.0%)
*     CJ Corp.....................................................     128        4,017
                                                                           ------------
TOTAL PREFERRED STOCKS............................................            3,735,915
                                                                           ------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*     Gafisa S.A. Rights 05/23/19.................................   3,954          363
                                                                           ------------
HONG KONG -- (0.0%)
*     China International Marine Containers Co., Ltd. Rights
        05/03/19..................................................     134            0
*     Haitong Securities Co., Ltd. Rights 05/23/19................   1,200            0
                                                                           ------------
TOTAL HONG KONG...................................................                    0
                                                                           ------------
INDIA -- (0.0%)
*     Bharti Airtel, Ltd. Rights 05/17/19.........................  22,500       32,446
                                                                           ------------
SOUTH KOREA -- (0.0%)
*     Doosan Heavy Industries & Construction Co., Ltd. Rights
        05/09/2019................................................   4,187        5,162
                                                                           ------------
THAILAND -- (0.0%)
*     MINT W6 Warrants 04/26/20...................................     345            0
                                                                           ------------
TOTAL RIGHTS/WARRANTS.............................................               37,971
                                                                           ------------
TOTAL INVESTMENT SECURITIES.......................................          201,003,212
                                                                           ------------

                                                                             VALUE+
                                                                           ------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S)  The DFA Short Term Investment Fund.......................... 133,464    1,544,309
                                                                           ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $202,948,036).............................................         $202,547,521
                                                                           ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                LEVEL 1     LEVEL 2      LEVEL 3          TOTAL
                                              ----------- ----------- -------------    -----------
Common Stocks
   Brazil.................................... $16,907,075          --            --    $16,907,075
   Chile.....................................   2,510,576          --            --      2,510,576
   China.....................................   6,620,677 $28,351,875            --     34,972,552
   Colombia..................................     713,679          --            --        713,679
   Czech Republic............................          --     272,342            --        272,342
   Egypt.....................................     156,636          --            --        156,636
   Greece....................................          --     540,960            --        540,960
   Hong Kong.................................          --      25,826            --         25,826
   Hungary...................................          --   1,023,352            --      1,023,352
   India.....................................   1,313,556  27,396,745            --     28,710,301
   Indonesia.................................     213,946   4,355,207            --      4,569,153
   Malaysia..................................          --   5,714,984            --      5,714,984

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------
                                                LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                              ----------- ------------ ---------- ------------
   Mexico.................................... $ 6,660,103           --         -- $  6,660,103
   Peru......................................     406,660           --         --      406,660
   Philippines...............................      99,283 $  2,051,233         --    2,150,516
   Poland....................................          --    3,110,002         --    3,110,002
   Russia....................................   1,212,737       32,874         --    1,245,611
   South Africa..............................     479,160    9,440,955         --    9,920,115
   South Korea...............................     438,247   34,179,683         --   34,617,930
   Taiwan....................................   4,029,951   30,982,766         --   35,012,717
   Thailand..................................   6,225,791           --         --    6,225,791
   Turkey....................................          --    1,762,445         --    1,762,445
Preferred Stocks
   Brazil....................................   3,282,035           --         --    3,282,035
   Chile.....................................     338,686           --         --      338,686
   Colombia..................................     111,177           --         --      111,177
   South Korea...............................          --        4,017         --        4,017
Rights/Warrants
   Brazil....................................          --          363         --          363
   India.....................................          --       32,446         --       32,446
   South Korea...............................          --        5,162         --        5,162
Securities Lending Collateral................          --    1,544,309         --    1,544,309
                                              ----------- ------------ ---------- ------------
TOTAL........................................ $51,719,975 $150,827,546         -- $202,547,521
                                              =========== ============ ========== ============

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMON STOCKS -- (96.4%)
COMMUNICATION SERVICES -- (9.5%)
    Activision Blizzard, Inc....................................    97,092 $ 4,680,805
*   Alaska Communications Systems Group, Inc....................     1,400       2,436
*   Alphabet, Inc., Class A.....................................    41,495  49,750,845
*   Alphabet, Inc., Class C.....................................    43,652  51,879,529
#   Altice USA, Inc., Class A...................................    49,636   1,169,424
#   AMC Entertainment Holdings, Inc., Class A...................     6,137      93,037
#*  AMC Networks, Inc., Class A.................................     7,581     442,806
#*  ANGI Homeservices, Inc., Class A............................     7,188     124,927
    AT&T, Inc................................................... 1,049,508  32,492,768
    ATN International, Inc......................................     1,149      70,146
    Beasley Broadcast Group, Inc., Class A......................       325       1,193
#*  Boingo Wireless, Inc........................................     6,700     152,358
    Cable One, Inc..............................................       700     742,371
*   Care.com, Inc...............................................     2,690      45,058
#*  Cargurus, Inc...............................................     9,652     393,222
#*  Cars.com, Inc...............................................    12,288     255,713
    CBS Corp., Class A..........................................     5,128     263,477
    CBS Corp., Class B..........................................    47,679   2,444,502
#*  Central European Media Enterprises, Ltd., Class A...........       524       2,075
    CenturyLink, Inc............................................   133,425   1,523,714
*   Charter Communications, Inc., Class A.......................    22,137   8,217,033
#*  Cincinnati Bell, Inc........................................     7,080      63,012
#   Cinemark Holdings, Inc......................................    16,616     698,703
*   Clear Channel Outdoor Holdings, Inc., Class A...............     3,850      18,827
#   Cogent Communications Holdings, Inc.........................     8,167     451,063
    Comcast Corp., Class A......................................   632,859  27,548,352
#*  comScore, Inc...............................................     3,105      38,968
#   Consolidated Communications Holdings, Inc...................     8,649      44,629
#*  Discovery, Inc., Class A....................................    23,481     725,563
*   Discovery, Inc., Class C....................................    41,473   1,192,763
*   DISH Network Corp., Class A.................................    34,413   1,208,585
*   Electronic Arts, Inc........................................    40,040   3,789,786
#   Entercom Communications Corp., Class A......................    31,010     213,349
    Entravision Communications Corp., Class A...................     7,308      20,974
    EW Scripps Co. (The), Class A...............................     5,927     135,076
*   Facebook, Inc., Class A.....................................   333,191  64,439,139
*   Fox Corp., Class A..........................................    45,922   1,790,499
*   Fox Corp., Class B..........................................    18,149     698,737
#*  Frontier Communications Corp................................     9,761      27,819
#   Gannett Co., Inc............................................    11,949     111,484
#*  GCI Liberty, Inc., Class A..................................    12,572     749,543
*   Glu Mobile, Inc.............................................     1,098      12,012
*   Gray Television, Inc........................................    14,471     339,056
*   IAC/InterActiveCorp.........................................    11,168   2,511,013
    IDT Corp., Class B..........................................     1,800      12,816
*   IMAX Corp...................................................     8,955     218,323
#*  Intelsat SA.................................................     7,282     147,388
    Interpublic Group of Cos., Inc. (The).......................    54,513   1,253,799
#*  Iridium Communications, Inc.................................    10,799     296,541
    John Wiley & Sons, Inc., Class A............................     7,602     351,060
*   Liberty Broadband Corp., Class A............................     3,994     392,970
*   Liberty Broadband Corp., Class C............................    15,388   1,518,949
*   Liberty Latin America, Ltd., Class A........................     2,900      60,697
*   Liberty Latin America, Ltd., Class C........................    16,586     345,652

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMUNICATION SERVICES -- (Continued)
*   Liberty Media Corp.-Liberty Braves, Class A.................   1,077 $    30,544
*   Liberty Media Corp.-Liberty Braves, Class B.................      20         636
*   Liberty Media Corp.-Liberty Braves, Class C.................   2,265      63,760
*   Liberty Media Corp.-Liberty Formula One, Class A............   2,694     101,725
*   Liberty Media Corp.-Liberty Formula One, Class C............   5,664     219,820
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............  12,538     500,768
*   Liberty Media Corp.-Liberty SiriusXM, Class B...............     200       8,135
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............  23,330     936,933
*   Liberty TripAdvisor Holdings, Inc., Class A.................  10,445     153,959
#   Lions Gate Entertainment Corp., Class A.....................   9,697     141,479
    Lions Gate Entertainment Corp., Class B.....................  11,761     159,950
#*  Live Nation Entertainment, Inc..............................  21,437   1,400,694
*   Madison Square Garden Co. (The), Class A....................   2,769     865,146
    Marcus Corp. (The)..........................................   2,400      90,288
#   Match Group, Inc............................................   8,088     488,515
#*  McClatchy Co. (The), Class A................................     430       1,343
#   Meredith Corp...............................................   4,576     269,984
*   MSG Networks, Inc., Class A.................................  12,005     276,475
    National CineMedia, Inc.....................................   6,419      44,805
*   Netflix, Inc................................................  59,889  22,191,270
#   New Media Investment Group, Inc.............................   6,243      66,738
#   New York Times Co. (The), Class A...........................  18,633     617,684
    News Corp., Class A.........................................  52,850     656,397
    News Corp., Class B.........................................  16,856     210,531
#   Nexstar Media Group, Inc., Class A..........................   6,762     791,492
#   Omnicom Group, Inc..........................................  30,860   2,469,726
#*  ORBCOMM, Inc................................................   7,396      53,547
#*  QuinStreet, Inc.............................................   8,288     118,270
*   Rosetta Stone, Inc..........................................   1,296      32,685
    Saga Communications, Inc., Class A..........................     575      18,446
    Salem Media Group, Inc......................................     400         828
#   Scholastic Corp.............................................   2,600     103,688
    Shenandoah Telecommunications Co............................   7,800     322,374
    Sinclair Broadcast Group, Inc., Class A.....................  10,008     458,266
#   Sirius XM Holdings, Inc..................................... 245,576   1,426,797
#*  Snap, Inc., Class A.........................................  22,736     253,279
    Spok Holdings, Inc..........................................   2,839      39,320
#*  Sprint Corp.................................................  89,897     501,625
*   Take-Two Interactive Software, Inc..........................  16,057   1,554,799
    TEGNA, Inc..................................................  23,899     380,472
    Telephone & Data Systems, Inc...............................  15,539     495,383
*   T-Mobile US, Inc............................................  46,394   3,386,298
    Tribune Media Co., Class A..................................   4,171     192,700
#*  TripAdvisor, Inc............................................  13,717     730,156
*   TrueCar Inc.................................................   4,430      28,529
*   Twitter, Inc................................................  91,386   3,647,215
*   United States Cellular Corp.................................   1,000      48,100
    Verizon Communications, Inc................................. 572,491  32,740,760
    Viacom, Inc., Class A.......................................   1,192      41,303
    Viacom, Inc., Class B.......................................  48,537   1,403,205
*   Vonage Holdings Corp........................................  25,192     244,866
    Walt Disney Co. (The)....................................... 272,217  37,285,563
#   World Wrestling Entertainment, Inc., Class A................   5,200     436,020
#*  Yelp, Inc...................................................   9,465     379,168
*   Zayo Group Holdings, Inc....................................  27,414     857,784
*   Zedge, Inc., Class B........................................     600       1,251
*   Zillow Group, Inc., Class A.................................   7,369     244,724
#*  Zillow Group, Inc., Class C.................................  18,207     608,114

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CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Zynga, Inc., Class A........................................ 117,300 $    663,918
                                                                         ------------
TOTAL COMMUNICATION SERVICES....................................          387,632,836
                                                                         ------------
CONSUMER DISCRETIONARY -- (10.6%)
*   1-800-Flowers.com, Inc., Class A............................   3,914       83,329
    Aaron's, Inc................................................  14,569      811,348
#   Abercrombie & Fitch Co., Class A............................   8,850      264,527
    Acushnet Holdings Corp......................................   2,786       70,235
*   Adtalem Global Education, Inc...............................   8,180      403,438
    Advance Auto Parts, Inc.....................................  10,463    1,740,206
*   Amazon.com, Inc.............................................  57,607  110,981,038
#*  American Axle & Manufacturing Holdings, Inc.................  13,471      198,697
    American Eagle Outfitters, Inc..............................  22,400      532,672
*   American Outdoor Brands Corp................................   5,464       53,820
*   American Public Education, Inc..............................   2,200       70,400
*   America's Car-Mart, Inc.....................................   1,100      108,955
    Aptiv P.L.C.................................................  35,433    3,036,608
    Aramark.....................................................  31,206      969,882
#*  Asbury Automotive Group, Inc................................   2,900      232,522
#*  Ascena Retail Group, Inc....................................   8,000        9,520
#*  At Home Group, Inc..........................................   5,899      138,568
    Autoliv, Inc................................................  12,046      945,491
#*  AutoNation, Inc.............................................   8,573      359,466
*   AutoZone, Inc...............................................   3,604    3,706,029
*   Barnes & Noble Education, Inc...............................   4,113       17,686
#   Barnes & Noble, Inc.........................................   6,422       32,303
    Bassett Furniture Industries, Inc...........................     306        5,435
*   Beazer Homes USA, Inc.......................................     779       10,353
#   Bed Bath & Beyond, Inc......................................  18,932      316,354
    Best Buy Co., Inc...........................................  35,831    2,666,185
#   Big 5 Sporting Goods Corp...................................   2,146        5,644
#   Big Lots, Inc...............................................   5,898      219,170
*   Biglari Holdings, Inc., Class B.............................       7          975
#   BJ's Restaurants, Inc.......................................   3,098      154,621
    Bloomin' Brands, Inc........................................  16,722      334,273
*   Booking Holdings, Inc.......................................   6,461   11,985,090
#*  Boot Barn Holdings, Inc.....................................   3,837      110,467
    BorgWarner, Inc.............................................  27,892    1,165,049
#   Boyd Gaming Corp............................................   5,900      169,802
*   Bright Horizons Family Solutions, Inc.......................   8,347    1,069,668
#   Brinker International, Inc..................................   6,676      285,533
    Brunswick Corp..............................................  12,048      616,978
#   Buckle, Inc. (The)..........................................   3,112       57,510
*   Build-A-Bear Workshop, Inc..................................   2,400       13,440
#*  Burlington Stores, Inc......................................   9,700    1,638,427
#*  Caesars Entertainment Corp..................................  53,109      497,100
    Caleres, Inc................................................   5,187      136,055
    Callaway Golf Co............................................  13,384      235,023
    Capri Holdings, Ltd.........................................  16,100      709,688
*   Career Education Corp.......................................   6,800      123,420
#*  CarMax, Inc.................................................  24,738    1,926,101
    Carnival Corp...............................................  60,262    3,305,973
    Carriage Services, Inc......................................   2,167       38,031
*   Carrols Restaurant Group, Inc...............................   4,867       47,745
    Carter's, Inc...............................................   6,764      716,375
#*  Carvana Co..................................................   6,408      458,556
    Cato Corp. (The), Class A...................................   2,761       41,857
*   Cavco Industries, Inc.......................................   1,157      144,359
#*  Century Communities, Inc....................................   1,616       41,095

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#   Cheesecake Factory, Inc. (The)..............................   6,350 $  315,087
#*  Chegg, Inc..................................................  14,531    518,030
#   Chico's FAS, Inc............................................  18,000     63,000
#   Children's Place, Inc. (The)................................   2,340    263,999
#*  Chipotle Mexican Grill, Inc.................................   3,774  2,596,663
#   Choice Hotels International, Inc............................   5,483    455,308
    Churchill Downs, Inc........................................   5,691    573,937
*   Chuy's Holdings, Inc........................................   2,100     41,769
    Citi Trends, Inc............................................   1,200     22,212
    Collectors Universe, Inc....................................     600     10,434
    Columbia Sportswear Co......................................   4,654    465,260
#*  Conn's, Inc.................................................   2,882     74,557
#   Cooper Tire & Rubber Co.....................................   9,301    277,728
*   Cooper-Standard Holdings, Inc...............................   2,453    124,294
    Core-Mark Holding Co., Inc..................................   6,545    237,911
#   Cracker Barrel Old Country Store, Inc.......................   2,416    407,676
*   Crocs, Inc..................................................   9,700    270,145
    Culp, Inc...................................................   1,492     30,616
    Dana, Inc...................................................  18,876    368,082
    Darden Restaurants, Inc.....................................  17,885  2,103,276
#   Dave & Buster's Entertainment, Inc..........................   4,945    281,074
*   Deckers Outdoor Corp........................................   4,300    680,303
    Delphi Technologies P.L.C...................................  11,811    261,377
*   Denny's Corp................................................  13,180    245,412
#   Designer Brands, Inc........................................   9,116    202,831
*   Destination XL Group, Inc...................................   4,200      8,862
#   Dick's Sporting Goods, Inc..................................  12,139    449,143
#   Dillard's, Inc., Class A....................................   3,453    236,358
#   Dine Brands Global, Inc.....................................   2,200    195,052
    Dollar General Corp.........................................  36,786  4,638,347
*   Dollar Tree, Inc............................................  32,938  3,665,341
#   Domino's Pizza, Inc.........................................   5,701  1,542,577
#*  Dorman Products, Inc........................................   4,878    427,654
    DR Horton, Inc..............................................  49,537  2,194,984
#   Dunkin' Brands Group, Inc...................................  11,985    894,441
    eBay, Inc................................................... 122,913  4,762,879
#*  Eldorado Resorts, Inc.......................................   6,704    330,976
    Ethan Allen Interiors, Inc..................................   2,900     64,090
*   Etsy, Inc...................................................  16,299  1,100,834
*   Everi Holdings, Inc.........................................   5,930     61,020
    Expedia Group, Inc..........................................  16,556  2,149,631
    Extended Stay America, Inc..................................  24,500    438,795
*   Famous Dave's of America, Inc...............................   1,332      6,873
*   Fiesta Restaurant Group, Inc................................   2,996     37,929
*   Five Below, Inc.............................................   7,721  1,130,277
    Flexsteel Industries, Inc...................................     300      6,498
#*  Floor & Decor Holdings, Inc., Class A.......................   7,638    366,777
    Foot Locker, Inc............................................  16,311    933,152
    Ford Motor Co............................................... 533,798  5,578,189
#*  Fossil Group, Inc...........................................   8,037    105,044
*   Fox Factory Holding Corp....................................   6,502    504,555
*   frontdoor, Inc..............................................   9,307    327,979
#   GameStop Corp., Class A.....................................  12,940    111,931
    Gaming Partners International Corp..........................     800     10,992
#   Gap, Inc. (The).............................................  31,880    831,430
    Garmin, Ltd.................................................  15,640  1,340,974
#*  Garrett Motion, Inc.........................................  10,009    188,169
    General Motors Co........................................... 178,711  6,960,793
*   Genesco, Inc................................................   2,400    107,544

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Gentex Corp.................................................  39,490 $   909,455
*   Gentherm, Inc...............................................   4,803     203,455
    Genuine Parts Co............................................  20,593   2,111,606
#*  G-III Apparel Group, Ltd....................................   8,675     374,326
    Goodyear Tire & Rubber Co. (The)............................  31,675     608,477
    Graham Holdings Co., Class B................................     608     452,005
*   Grand Canyon Education, Inc.................................   6,920     801,959
#   Group 1 Automotive, Inc.....................................   2,780     217,702
*   Groupon, Inc................................................  67,510     237,635
#*  GrubHub, Inc................................................  12,333     823,721
#   Guess?, Inc.................................................   9,826     200,156
    H&R Block, Inc..............................................  31,265     850,721
#   Hamilton Beach Brands Holding Co., Class A..................     574      10,389
#   Hanesbrands, Inc............................................  51,734     934,833
#   Harley-Davidson, Inc........................................  24,000     893,520
    Hasbro, Inc.................................................  17,548   1,787,439
    Haverty Furniture Cos., Inc.................................   1,700      40,494
*   Helen of Troy, Ltd..........................................   3,400     489,600
#*  Hibbett Sports, Inc.........................................   2,888      59,782
*   Hilton Grand Vacations, Inc.................................  14,005     448,720
    Hilton Worldwide Holdings, Inc..............................  37,820   3,289,962
    Home Depot, Inc. (The)...................................... 157,438  32,070,121
    Hooker Furniture Corp.......................................   1,300      38,753
#*  Horizon Global Corp.........................................   3,471       9,649
*   Houghton Mifflin Harcourt Co................................   3,402      24,256
    Hyatt Hotels Corp., Class A.................................   6,193     475,189
#*  Installed Building Products, Inc............................   3,123     149,998
#   International Game Technology P.L.C.........................   7,805     114,187
    International Speedway Corp., Class A.......................   2,719     119,962
#*  iRobot Corp.................................................   3,667     379,681
*   J Alexander's Holdings, Inc.................................   1,458      16,023
#   Jack in the Box, Inc........................................   3,806     293,443
#*  JC Penney Co., Inc..........................................  34,278      46,961
    Johnson Outdoors, Inc., Class A.............................   1,187      91,007
*   K12, Inc....................................................   3,115      93,824
    KB Home.....................................................   8,900     230,599
#*  Kirkland's, Inc.............................................   1,502       8,832
    Kohl's Corp.................................................  23,760   1,689,336
    L Brands, Inc...............................................  32,088     822,736
*   Lakeland Industries, Inc....................................   1,000      12,690
#*  Lands' End, Inc.............................................   1,303      22,816
    Las Vegas Sands Corp........................................  55,232   3,703,306
#*  Laureate Education, Inc., Class A...........................  11,129     175,170
    La-Z-Boy, Inc...............................................   6,000     196,800
    LCI Industries..............................................   3,891     341,824
*   Leaf Group, Ltd.............................................     553       4,640
    Lear Corp...................................................   9,400   1,344,200
#   Leggett & Platt, Inc........................................  18,177     715,447
    Lennar Corp., Class A.......................................  42,212   2,196,290
    Lennar Corp., Class B.......................................   1,957      81,646
*   LGI Homes, Inc..............................................   2,722     188,662
*   Liberty Expedia Holdings, Inc., Class A.....................   8,777     407,428
    Lifetime Brands, Inc........................................     300       2,838
*   Liquidity Services, Inc.....................................     652       4,427
#   Lithia Motors, Inc., Class A................................   2,987     339,084
*   LKQ Corp....................................................  45,879   1,380,958
    Lowe's Cos., Inc............................................ 111,040  12,563,066
*   Luby's, Inc.................................................   1,849       2,681
*   Lululemon Athletica, Inc....................................  12,630   2,227,300

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   M/I Homes, Inc..............................................   2,750 $    77,468
    Macy's, Inc.................................................  41,752     982,842
*   Malibu Boats, Inc., Class A.................................   3,500     145,670
    Marine Products Corp........................................   1,049      15,913
#*  MarineMax, Inc..............................................   4,119      71,218
    Marriott International, Inc., Class A.......................  42,400   5,784,208
    Marriott Vacations Worldwide Corp...........................   6,493     685,856
*   MasterCraft Boat Holdings, Inc..............................   3,540      87,580
#*  Mattel, Inc.................................................  41,721     508,579
    McDonald's Corp............................................. 107,945  21,326,694
    MDC Holdings, Inc...........................................   9,204     281,274
>>  Media General, Inc. Contingent Value Rights.................   3,778         148
*   Meritage Homes Corp.........................................   3,700     189,255
    MGM Resorts International...................................  54,564   1,453,039
#*  Michaels Cos., Inc. (The)...................................  16,421     184,572
*   Modine Manufacturing Co.....................................   8,649     127,919
*   Mohawk Industries, Inc......................................   7,508   1,022,965
*   Monarch Casino & Resort, Inc................................   1,845      78,763
#   Monro, Inc..................................................   5,378     450,838
#*  Motorcar Parts of America, Inc..............................   2,528      52,228
    Movado Group, Inc...........................................   2,362      84,205
*   Murphy USA, Inc.............................................   4,848     414,359
    Nathan's Famous, Inc........................................     509      35,146
#*  National Vision Holdings, Inc...............................   5,725     154,575
*   Nautilus, Inc...............................................   4,149      22,197
#   Newell Brands, Inc..........................................  46,611     670,266
    NIKE, Inc., Class B......................................... 173,165  15,209,082
#   Nordstrom, Inc..............................................  17,457     716,086
*   Norwegian Cruise Line Holdings, Ltd.........................  26,978   1,521,289
*   NVR, Inc....................................................     500   1,576,240
    Office Depot, Inc...........................................  68,875     165,300
#*  Ollie's Bargain Outlet Holdings, Inc........................   7,467     714,144
*   O'Reilly Automotive, Inc....................................  11,628   4,402,012
#*  Overstock.com, Inc..........................................   1,830      24,119
#   Oxford Industries, Inc......................................   2,882     239,379
#   Papa John's International, Inc..............................   3,800     194,408
#*  Party City Holdco, Inc......................................   9,859      66,055
*   Penn National Gaming, Inc...................................  10,066     218,130
#   Penske Automotive Group, Inc................................   4,700     215,824
#   PetMed Express, Inc.........................................   2,200      48,070
*   Planet Fitness, Inc., Class A...............................  13,874   1,050,262
#   Polaris Industries, Inc.....................................   8,338     803,783
    Pool Corp...................................................   5,784   1,062,752
    PulteGroup, Inc.............................................  36,663   1,153,418
    PVH Corp....................................................   9,783   1,261,909
*   Quotient Technology Inc.....................................   8,507      79,030
*   Qurate Retail, Inc..........................................  62,653   1,068,234
    Ralph Lauren Corp...........................................   6,732     885,797
    RCI Hospitality Holdings, Inc...............................   1,000      22,770
*   Red Lion Hotels Corp........................................   2,034      16,109
#*  Red Robin Gourmet Burgers, Inc..............................   3,072      98,396
    Red Rock Resorts, Inc., Class A.............................   8,652     233,431
*   Regis Corp..................................................   4,556      85,288
*   Rent-A-Center, Inc..........................................   6,145     153,195
#*  RH..........................................................   2,835     302,523
    Rocky Brands, Inc...........................................     231       5,893
#*  Roku, Inc...................................................   7,950     505,541
    Ross Stores, Inc............................................  51,561   5,035,447
    Royal Caribbean Cruises, Ltd................................  23,200   2,805,808

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   RTW RetailWinds, Inc........................................   5,059 $    11,737
*   Rubicon Project, Inc. (The).................................   1,283       8,198
    Ruth's Hospitality Group, Inc...............................   4,284     111,298
#*  Sally Beauty Holdings, Inc..................................  17,735     313,910
#*  Scientific Games Corp., Class A.............................   7,083     163,830
#*  SeaWorld Entertainment, Inc.................................   7,469     198,825
#*  Sequential Brands Group, Inc................................     194         180
    Service Corp. International.................................  22,783     948,001
#*  ServiceMaster Global Holdings, Inc..........................  18,614     912,644
#*  Shake Shack, Inc., Class A..................................   3,585     219,761
*   Shiloh Industries, Inc......................................   1,564       8,946
#   Shoe Carnival, Inc..........................................     771      27,494
*   Shutterfly, Inc.............................................   3,662     160,505
    Shutterstock, Inc...........................................   3,545     143,395
    Signet Jewelers, Ltd........................................   8,700     201,666
    Six Flags Entertainment Corp................................   8,978     476,642
*   Skechers U.S.A., Inc., Class A..............................  19,250     609,455
    Skyline Champion Corp.......................................   5,017     105,909
*   Sleep Number Corp...........................................   5,594     194,671
#   Sonic Automotive, Inc., Class A.............................   4,001      80,940
#*  Sotheby's...................................................   7,207     303,991
    Speedway Motorsports, Inc...................................   2,352      43,159
#   Stage Stores, Inc...........................................   3,250       3,380
#*  Stamps.com, Inc.............................................   2,290     196,482
    Standard Motor Products, Inc................................   3,866     193,184
    Starbucks Corp.............................................. 173,577  13,483,461
    Steven Madden, Ltd..........................................  10,338     375,786
*   Stoneridge, Inc.............................................   3,400     106,862
    Strategic Education, Inc....................................   3,690     528,962
    Superior Group of Cos, Inc..................................     324       5,424
#   Tailored Brands, Inc........................................   6,906      56,284
*   Tandy Leather Factory, Inc..................................     663       3,925
    Tapestry, Inc...............................................  39,190   1,264,661
    Target Corp.................................................  70,314   5,443,710
*   Taylor Morrison Home Corp., Class A.........................  12,000     232,320
*   Tempur Sealy International, Inc.............................   7,223     443,492
    Tenneco, Inc., Class A......................................   6,595     144,562
#*  Tesla, Inc..................................................  17,046   4,068,710
    Texas Roadhouse, Inc........................................   9,593     518,118
#   Thor Industries, Inc........................................   6,891     453,910
#   Tiffany & Co................................................  14,675   1,582,259
    TJX Cos., Inc. (The)........................................ 170,258   9,343,759
    Toll Brothers, Inc..........................................  20,185     769,049
*   TopBuild Corp...............................................   5,949     423,747
    Tower International, Inc....................................   2,300      53,682
    Tractor Supply Co...........................................  17,153   1,775,336
#*  TRI Pointe Group, Inc.......................................  14,747     192,448
    Tupperware Brands Corp......................................   6,100     145,180
*   Ulta Salon Cosmetics & Fragrance, Inc.......................   7,773   2,712,622
#*  Under Armour, Inc., Class A.................................  25,722     593,921
*   Under Armour, Inc., Class C.................................  29,264     606,350
*   Unifi, Inc..................................................   1,766      35,673
*   Universal Electronics, Inc..................................   1,700      64,685
#*  Urban Outfitters, Inc.......................................  12,450     370,139
    Vail Resorts, Inc...........................................   5,629   1,288,197
#*  Veoneer, Inc................................................  10,946     241,578
*   Vera Bradley, Inc...........................................   2,206      27,090
    VF Corp.....................................................  45,962   4,339,272
*   Vista Outdoor, Inc..........................................   7,300      62,999

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
                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Visteon Corp................................................   4,607 $    304,154
#*  Wayfair, Inc., Class A......................................   7,810    1,266,392
#*  Weight Watchers International, Inc..........................   5,008      102,263
    Wendy's Co. (The)...........................................  26,524      493,612
#   Whirlpool Corp..............................................   9,105    1,263,956
#*  William Lyon Homes, Class A.................................   4,412       74,386
#   Williams-Sonoma, Inc........................................  11,160      638,017
#   Wingstop, Inc...............................................   4,405      331,564
    Winmark Corp................................................     300       55,365
#   Winnebago Industries, Inc...................................   5,624      198,921
    Wolverine World Wide, Inc...................................  10,800      397,548
    Wyndham Destinations, Inc...................................  13,602      592,503
    Wyndham Hotels & Resorts, Inc...............................  13,602      757,903
    Wynn Resorts, Ltd...........................................  10,942    1,580,572
    Yum! Brands, Inc............................................  43,884    4,581,051
*   ZAGG, Inc...................................................     171        1,409
    Zovio, Inc..................................................   1,683       10,132
*   Zumiez, Inc.................................................   2,400       63,912
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY....................................          431,903,487
                                                                         ------------
CONSUMER STAPLES -- (6.6%)
    Alico, Inc..................................................     496       13,779
    Altria Group, Inc........................................... 260,484   14,152,096
    Andersons, Inc. (The).......................................   3,670      120,009
    Archer-Daniels-Midland Co...................................  79,411    3,541,731
*   Avon Products, Inc..........................................  74,310      236,306
#   B&G Foods, Inc..............................................   8,042      209,092
#*  Boston Beer Co., Inc. (The), Class A........................   1,385      429,364
    Brown-Forman Corp., Class A.................................  15,102      789,835
#   Brown-Forman Corp., Class B.................................  37,260    1,985,585
    Bunge, Ltd..................................................  20,514    1,075,139
#   Calavo Growers, Inc.........................................   2,564      245,657
#   Cal-Maine Foods, Inc........................................   4,200      172,662
#   Campbell Soup Co............................................  25,236      976,381
    Casey's General Stores, Inc.................................   5,202      688,485
#*  Central Garden & Pet Co.....................................   1,175       31,701
*   Central Garden & Pet Co., Class A...........................   5,929      145,142
*   Chefs' Warehouse, Inc. (The)................................   4,080      133,334
    Church & Dwight Co., Inc....................................  35,040    2,626,248
    Clorox Co. (The)............................................  17,676    2,823,387
    Coca-Cola Co. (The)......................................... 560,631   27,504,557
#   Coca-Cola Consolidated, Inc.................................     781      253,848
    Colgate-Palmolive Co........................................ 116,444    8,475,959
#   Conagra Brands, Inc.........................................  61,443    1,891,216
    Constellation Brands, Inc., Class A.........................  23,743    5,025,681
    Costco Wholesale Corp.......................................  61,197   15,025,699
#   Coty, Inc., Class A.........................................  48,474      524,489
*   Darling Ingredients, Inc....................................  26,952      587,823
*   Edgewell Personal Care Co...................................   7,514      309,802
#   Energizer Holdings, Inc.....................................   8,544      409,172
    Estee Lauder Cos., Inc. (The), Class A......................  30,838    5,298,277
#*  Farmer Brothers Co..........................................   1,300       26,208
#   Flowers Foods, Inc..........................................  27,221      591,785
#   Fresh Del Monte Produce, Inc................................   5,548      163,721
    General Mills, Inc..........................................  83,038    4,273,966
#*  Hain Celestial Group, Inc. (The)............................  12,400      270,568
#*  Herbalife Nutrition, Ltd....................................  17,200      909,020
    Hershey Co. (The)...........................................  19,837    2,476,649
#   Hormel Foods Corp...........................................  41,024    1,638,499

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
                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
#*  Hostess Brands, Inc.........................................  12,730 $    170,582
    Ingles Markets, Inc., Class A...............................   1,110       30,469
    Ingredion, Inc..............................................   9,295      880,701
    Inter Parfums, Inc..........................................   3,030      219,645
#   J&J Snack Foods Corp........................................   1,991      312,945
    JM Smucker Co. (The)........................................  15,490    1,899,539
    John B. Sanfilippo & Son, Inc...............................   1,301       93,815
#   Kellogg Co..................................................  35,563    2,144,449
#   Keurig Dr Pepper, Inc.......................................  28,064      815,820
    Kimberly-Clark Corp.........................................  48,614    6,241,065
#   Kraft Heinz Co. (The).......................................  86,870    2,887,559
    Kroger Co. (The)............................................ 112,865    2,909,660
    Lamb Weston Holdings, Inc...................................  20,571    1,440,999
    Lancaster Colony Corp.......................................   3,396      505,019
*   Landec Corp.................................................   3,992       41,956
*   Lifeway Foods, Inc..........................................     315          658
    McCormick & Co., Inc........................................     607       93,363
#   McCormick & Co., Inc. Non-Voting............................  16,932    2,607,020
    Medifast, Inc...............................................   2,100      308,049
#   MGP Ingredients, Inc........................................   2,956      259,744
    Molson Coors Brewing Co., Class B...........................  25,147    1,614,186
    Mondelez International, Inc., Class A....................... 203,605   10,353,314
*   Monster Beverage Corp.......................................  58,484    3,485,646
#   National Beverage Corp......................................   1,844      103,264
*   Natural Alternatives International, Inc.....................   1,000       13,010
    Nu Skin Enterprises, Inc., Class A..........................   7,059      359,091
    Oil-Dri Corp. of America....................................     641       20,390
    PepsiCo, Inc................................................ 194,139   24,859,499
*   Performance Food Group Co...................................  15,639      640,417
    Philip Morris International, Inc............................ 217,539   18,830,176
*   Pilgrim's Pride Corp........................................   9,583      257,879
*   Post Holdings, Inc..........................................   9,248    1,042,989
    PriceSmart, Inc.............................................   2,200      131,582
    Procter & Gamble Co. (The).................................. 347,358   36,986,680
#*  Pyxus International, Inc....................................     876       19,999
#*  Revlon, Inc., Class A.......................................   1,909       40,757
    Rocky Mountain Chocolate Factory, Inc.......................     950        9,353
#   Sanderson Farms, Inc........................................   2,941      445,944
*   Seneca Foods Corp., Class A.................................     500       12,375
*   Simply Good Foods Co. (The).................................   8,484      190,551
    SpartanNash Co..............................................   4,621       74,722
#   Spectrum Brands Holdings, Inc...............................   5,391      331,924
*   Sprouts Farmers Market, Inc.................................  16,414      351,588
    Sysco Corp..................................................  68,280    4,804,864
#   Tootsie Roll Industries, Inc................................   2,373       92,144
#*  TreeHouse Foods, Inc........................................   6,632      444,211
    Tyson Foods, Inc., Class A..................................  41,051    3,079,235
*   United Natural Foods, Inc...................................   6,000       77,520
    United-Guardian, Inc........................................     600       11,406
    Universal Corp..............................................   3,647      196,427
*   US Foods Holding Corp.......................................  27,981    1,022,706
#*  USANA Health Sciences, Inc..................................   1,600      133,536
#   Vector Group, Ltd...........................................  13,136      125,186
    Walgreens Boots Alliance, Inc............................... 114,651    6,141,854
    Walmart, Inc................................................ 201,176   20,688,940
#   WD-40 Co....................................................   1,826      307,224
#   Weis Markets, Inc...........................................   1,930       81,156
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          267,297,674
                                                                         ------------
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
                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (4.8%)
    Adams Resources & Energy, Inc...............................     300 $    10,845
    Anadarko Petroleum Corp.....................................  63,866   4,652,638
#*  Antero Resources Corp.......................................  32,498     235,611
#   Apache Corp.................................................  48,409   1,593,140
*   Apergy Corp.................................................  12,138     481,757
#   Arch Coal, Inc., Class A....................................   2,689     260,779
    Archrock, Inc...............................................  19,196     194,072
#   Baker Hughes a GE Co........................................  57,301   1,376,370
#*  Bristow Group, Inc..........................................   3,865       1,952
*   C&J Energy Services, Inc....................................   3,704      52,041
    Cabot Oil & Gas Corp........................................  62,526   1,618,798
*   Cactus, Inc., Class A.......................................   7,666     278,276
#*  California Resources Corp...................................   9,490     200,049
#*  Callon Petroleum Co.........................................  28,039     210,573
#*  CARBO Ceramics, Inc.........................................   2,120       5,766
#*  Carrizo Oil & Gas, Inc......................................  14,266     182,890
#*  Centennial Resource Development, Inc., Class A..............  21,061     221,772
*   Cheniere Energy, Inc........................................  31,700   2,039,895
#*  Chesapeake Energy Corp...................................... 122,890     357,610
    Chevron Corp................................................ 267,765  32,147,866
    Cimarex Energy Co...........................................  12,091     830,168
*   CNX Resources Corp..........................................  24,000     215,040
    Concho Resources, Inc.......................................  28,102   3,242,409
    ConocoPhillips.............................................. 162,621  10,264,638
*   CONSOL Energy, Inc..........................................   3,000     101,700
*   Continental Resources, Inc..................................  13,475     619,715
#   Core Laboratories NV........................................   4,453     282,276
    CVR Energy, Inc.............................................   5,612     255,963
*   Dawson Geophysical Co.......................................   1,720       4,816
#   Delek US Holdings, Inc......................................  10,681     395,838
#*  Denbury Resources, Inc......................................  69,938     155,962
    Devon Energy Corp...........................................  67,370   2,165,272
#   DHT Holdings, Inc...........................................   6,363      33,915
#*  Diamond Offshore Drilling, Inc..............................   4,379      42,520
    Diamondback Energy, Inc.....................................  21,565   2,294,300
*   Dorian LPG, Ltd.............................................     487       3,906
#*  Dril-Quip, Inc..............................................   4,787     208,522
#   EnLink Midstream LLC........................................   7,482      87,465
#   Ensco Rowan P.L.C., Class A.................................  29,850     417,004
    EOG Resources, Inc..........................................  81,299   7,808,769
    EQT Corp....................................................  29,356     600,330
#*  Equitrans Midstream Corp....................................  29,069     605,507
*   Era Group, Inc..............................................   2,200      21,208
*   Exterran Corp...............................................   5,062      71,982
    Exxon Mobil Corp............................................ 593,816  47,671,548
*   Forum Energy Technologies, Inc..............................   2,749      16,439
*   Frank's International NV....................................   4,232      24,715
    GasLog, Ltd.................................................   8,332     130,229
*   Geospace Technologies Corp..................................   1,000      13,450
    Green Plains, Inc...........................................   3,514      61,038
*   Gulf Island Fabrication, Inc................................   1,100       9,460
*   Gulfport Energy Corp........................................  29,472     193,042
    Halliburton Co.............................................. 120,406   3,411,102
*   Helix Energy Solutions Group, Inc...........................  29,825     233,232
    Helmerich & Payne, Inc......................................  15,657     916,248
#   Hess Corp...................................................  37,822   2,425,147
#*  HighPoint Resources Corp....................................  19,026      52,131
    HollyFrontier Corp..........................................  24,391   1,164,182
#*  Hornbeck Offshore Services, Inc.............................   3,129       4,068

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
                                                                 SHARES    VALUE+
                                                                 ------- ----------
ENERGY -- (Continued)
*   International Seaways, Inc..................................     164 $    2,922
*   Keane Group, Inc............................................   3,363     35,278
    Kinder Morgan, Inc.......................................... 280,421  5,571,965
*   KLX Energy Services Holdings, Inc...........................   2,780     77,979
#   Kosmos Energy, Ltd..........................................  30,409    203,436
    Marathon Oil Corp........................................... 117,277  1,998,400
    Marathon Petroleum Corp.....................................  99,717  6,069,774
#*  Matador Resources Co........................................  15,199    299,268
*   Matrix Service Co...........................................   3,244     63,615
    Murphy Oil Corp.............................................  24,118    656,974
    Nabors Industries, Ltd......................................  43,163    151,071
    NACCO Industries, Inc., Class A.............................     287     11,735
    National Oilwell Varco, Inc.................................  43,515  1,137,482
*   Natural Gas Services Group, Inc.............................   1,600     25,712
*   Newpark Resources, Inc......................................  18,686    136,408
#*  Noble Corp. P.L.C...........................................  40,421    106,307
    Noble Energy, Inc...........................................  52,648  1,424,655
#   Nordic American Tankers, Ltd................................   2,265      4,847
*   Northern Oil and Gas, Inc...................................  29,474     78,106
*   Oasis Petroleum, Inc........................................  22,068    134,615
    Occidental Petroleum Corp................................... 106,904  6,294,508
*   Oceaneering International, Inc..............................  11,442    219,686
*   Oil States International, Inc...............................   8,123    156,936
    ONEOK, Inc..................................................  58,148  3,949,994
    Panhandle Oil and Gas, Inc., Class A........................   2,000     30,000
*   Parsley Energy, Inc., Class A...............................  22,049    440,098
    Patterson-UTI Energy, Inc...................................  27,725    376,783
    PBF Energy, Inc., Class A...................................  15,842    531,974
*   PDC Energy, Inc.............................................   7,417    322,565
    Peabody Energy Corp.........................................  10,560    303,811
#*  Penn Virginia Corp..........................................   1,500     67,350
    Phillips 66.................................................  62,092  5,853,413
    Pioneer Natural Resources Co................................  23,789  3,959,917
*   ProPetro Holding Corp.......................................  11,426    252,857
#   Range Resources Corp........................................  33,373    301,692
#*  Renewable Energy Group, Inc.................................   5,800    139,896
#*  REX American Resources Corp.................................     400     33,804
#*  RigNet, Inc.................................................   1,066     10,010
#*  Ring Energy, Inc............................................   8,721     45,175
#   RPC, Inc....................................................   9,225     94,925
    Schlumberger, Ltd........................................... 131,055  5,593,427
#   Scorpio Tankers, Inc........................................   5,675    146,302
#*  SEACOR Holdings, Inc........................................   2,200     97,988
#*  SEACOR Marine Holdings, Inc.................................   2,211     30,025
    SemGroup Corp., Class A.....................................   7,546     98,551
#   Ship Finance International, Ltd.............................   6,400     81,664
    SM Energy Co................................................  15,100    240,543
#*  Southwestern Energy Co......................................  67,154    265,258
#*  SRC Energy, Inc.............................................  33,146    203,848
*   Talos Energy, Inc...........................................   1,493     44,342
    Targa Resources Corp........................................  30,953  1,242,763
    TechnipFMC P.L.C............................................  49,953  1,228,344
#   Teekay Corp.................................................   4,349     18,092
*   TETRA Technologies, Inc.....................................   8,150     19,397
#*  Transocean, Ltd.............................................  50,725    398,699
#*  Unit Corp...................................................   5,037     68,302
#   US Silica Holdings, Inc.....................................   9,737    154,039
    Valero Energy Corp..........................................  57,820  5,241,961
*   W&T Offshore, Inc...........................................   6,703     42,765

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
                                                                  SHARES      VALUE+
                                                                 --------- ------------
ENERGY -- (Continued)
#*  Whiting Petroleum Corp......................................    16,371 $    448,402
    Williams Cos., Inc. (The)...................................   169,160    4,792,303
    World Fuel Services Corp....................................    12,674      390,993
*   WPX Energy, Inc.............................................    53,853      748,018
                                                                           ------------
TOTAL ENERGY....................................................            196,349,925
                                                                           ------------
FINANCIALS -- (13.7%)
    1st Source Corp.............................................     2,189      102,511
    Affiliated Managers Group, Inc..............................     6,765      750,374
    Aflac, Inc..................................................   115,950    5,841,561
*   Alleghany Corp..............................................     2,069    1,359,085
    Allstate Corp. (The)........................................    48,923    4,846,312
    Ally Financial, Inc.........................................    57,843    1,718,516
*   Ambac Financial Group, Inc..................................     5,480      102,476
    American Equity Investment Life Holding Co..................    11,011      323,834
    American Express Co.........................................   100,707   11,805,882
    American Financial Group, Inc...............................    10,824    1,120,609
    American International Group, Inc...........................   123,774    5,887,929
    American National Insurance Co..............................     1,669      189,081
    American River Bankshares...................................       882       11,298
    Ameriprise Financial, Inc...................................    20,251    2,972,239
#   Ameris Bancorp..............................................     5,266      191,998
    AMERISAFE, Inc..............................................     2,573      152,373
    AmeriServ Financial, Inc....................................       100          413
    Aon P.L.C...................................................    33,234    5,986,773
*   Arch Capital Group, Ltd.....................................    51,658    1,745,007
#   Ares Management Corp., Class A..............................    16,466      402,594
    Argo Group International Holdings, Ltd......................     4,563      356,233
    Arrow Financial Corp........................................     1,030       34,660
    Arthur J Gallagher & Co.....................................    24,432    2,043,004
    Artisan Partners Asset Management, Inc., Class A............     8,297      235,137
    Associated Banc-Corp........................................    24,056      545,831
    Assurant, Inc...............................................     8,626      819,470
    Assured Guaranty, Ltd.......................................    15,585      743,404
*   Asta Funding, Inc...........................................        47          219
*   Athene Holding, Ltd., Class A...............................    21,347      964,031
*   Atlanticus Holdings Corp....................................     1,196        4,198
    Axis Capital Holdings, Ltd..................................    12,040      684,474
#*  Axos Financial, Inc.........................................     7,924      259,273
#   Banc of California, Inc.....................................     5,496       79,747
    BancFirst Corp..............................................     1,856      104,678
*   Bancorp, Inc. (The).........................................    11,158      113,923
#   BancorpSouth Bank...........................................    11,034      336,316
    Bank of America Corp........................................ 1,304,159   39,881,182
#   Bank of Hawaii Corp.........................................     5,700      469,566
    Bank of New York Mellon Corp. (The).........................   138,027    6,854,421
    Bank of NT Butterfield & Son, Ltd. (The)....................     6,637      265,613
    Bank OZK....................................................    16,396      535,329
    BankUnited, Inc.............................................    13,594      497,269
    Banner Corp.................................................     5,157      273,424
    BB&T Corp...................................................   108,588    5,559,706
*   Berkshire Hathaway, Inc., Class B...........................   272,020   58,949,454
    Berkshire Hills Bancorp, Inc................................     8,085      242,469
#   BGC Partners, Inc., Class A.................................    29,733      160,558
    BlackRock, Inc..............................................    16,761    8,133,108
*   Blucora, Inc................................................     5,747      201,145
    BOK Financial Corp..........................................     3,544      308,824
    Boston Private Financial Holdings, Inc......................    16,355      187,265
    Bridge Bancorp, Inc.........................................       439       13,605

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
*   Brighthouse Financial, Inc..................................  15,457 $   645,948
    BrightSphere Investment Group P.L.C.........................  11,035     161,773
    Brookline Bancorp, Inc......................................   9,168     137,978
    Brown & Brown, Inc..........................................  34,636   1,099,693
    Bryn Mawr Bank Corp.........................................   2,727     103,871
#   Cadence BanCorp.............................................  11,452     260,533
    Camden National Corp........................................     900      39,582
*   Cannae Holdings, Inc........................................   8,442     216,706
    Capital City Bank Group, Inc................................   1,069      24,523
    Capital One Financial Corp..................................  66,667   6,188,698
    Capitol Federal Financial, Inc..............................  16,210     223,698
    Carolina Financial Corp.....................................     853      30,785
    Cathay General Bancorp......................................  10,064     370,255
    Cboe Global Markets, Inc....................................  13,890   1,411,363
    CenterState Banks Corp......................................  13,823     341,152
    Central Pacific Financial Corp..............................   4,331     129,973
    Charles Schwab Corp. (The).................................. 168,819   7,728,534
    Chemical Financial Corp.....................................   9,363     411,317
    Chubb, Ltd..................................................  64,395   9,350,154
    Cincinnati Financial Corp...................................  20,767   1,997,370
    CIT Group, Inc..............................................  15,192     809,278
    Citigroup, Inc.............................................. 331,672  23,449,210
    Citizens Community Bancorp, Inc.............................     600       7,056
    Citizens Financial Group, Inc...............................  63,145   2,285,849
#*  Citizens, Inc...............................................   4,015      27,141
    City Holding Co.............................................   1,857     147,409
    CME Group, Inc..............................................  49,592   8,872,009
    CNA Financial Corp..........................................   4,268     197,736
    CNB Financial Corp..........................................     280       7,974
    CNO Financial Group, Inc....................................  21,200     350,860
#   Cohen & Steers, Inc.........................................   3,355     168,253
    Columbia Banking System, Inc................................   9,823     368,755
    Comerica, Inc...............................................  22,555   1,772,597
#   Commerce Bancshares, Inc....................................  14,797     894,183
    Community Bank System, Inc..................................   7,087     471,002
    Community Trust Bancorp, Inc................................   1,749      73,895
    ConnectOne Bancorp, Inc.....................................   3,250      70,948
*   Consumer Portfolio Services, Inc............................   1,025       3,608
#*  Cowen, Inc..................................................   6,121     102,527
    Crawford & Co., Class A.....................................   3,717      33,453
    Crawford & Co., Class B.....................................   1,800      15,876
#*  Credit Acceptance Corp......................................   1,774     880,294
#   Cullen/Frost Bankers, Inc...................................   8,690     883,686
*   Customers Bancorp, Inc......................................   2,950      66,818
    CVB Financial Corp..........................................  13,135     285,030
    Diamond Hill Investment Group, Inc..........................     388      56,058
    Dime Community Bancshares, Inc..............................   5,980     120,497
    Discover Financial Services.................................  48,845   3,980,379
    Donegal Group, Inc., Class A................................   1,374      18,549
#*  Donnelley Financial Solutions, Inc..........................   4,653      71,237
    E*TRADE Financial Corp......................................  35,391   1,792,908
*   Eagle Bancorp, Inc..........................................   5,963     329,515
    East West Bancorp, Inc......................................  18,946     975,340
#   Eaton Vance Corp............................................  19,463     809,077
*   eHealth, Inc................................................   2,800     170,072
    EMC Insurance Group, Inc....................................   1,299      41,711
    Employers Holdings, Inc.....................................   3,900     167,388
#*  Encore Capital Group, Inc...................................   2,794      78,958
*   Enova International, Inc....................................   4,161     114,136

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
*   Enstar Group, Ltd...........................................   1,377 $   244,087
    Enterprise Financial Services Corp..........................   3,580     152,293
    Erie Indemnity Co., Class A.................................   3,717     703,702
    ESSA Bancorp, Inc...........................................     707      10,824
*   Essent Group, Ltd...........................................  11,696     554,975
    Evercore, Inc., Class A.....................................   5,480     533,916
    Everest Re Group, Ltd.......................................   5,600   1,318,800
#   FactSet Research Systems, Inc...............................   5,709   1,574,942
    FB Financial Corp...........................................   2,295      84,318
    FBL Financial Group, Inc., Class A..........................   2,100     131,187
    Federal Agricultural Mortgage Corp., Class C................   1,372     104,931
    Federated Investors, Inc., Class B..........................  12,401     381,083
    FedNat Holding Co...........................................   1,029      16,742
    Fidelity National Financial, Inc............................  34,550   1,380,272
    Fidelity Southern Corp......................................   1,153      33,564
    Fifth Third Bancorp......................................... 111,291   3,207,407
    Financial Institutions, Inc.................................   1,243      34,183
    First American Financial Corp...............................  16,328     931,676
    First Bancorp...............................................   4,600     174,386
    First BanCorp...............................................  37,277     421,230
    First Busey Corp............................................   4,518     116,745
    First Citizens BancShares, Inc., Class A....................   1,022     458,111
    First Commonwealth Financial Corp...........................  18,545     252,397
    First Community Bancshares, Inc.............................   1,700      59,092
    First Defiance Financial Corp...............................   3,076      90,773
    First Financial Bancorp.....................................  10,146     254,665
#   First Financial Bankshares, Inc.............................   9,135     561,985
    First Financial Corp........................................   1,100      45,287
    First Hawaiian, Inc.........................................   8,300     229,495
#   First Horizon National Corp.................................  47,233     712,746
    First Interstate BancSystem, Inc., Class A..................   3,727     157,503
    First Merchants Corp........................................   6,618     242,682
    First Midwest Bancorp, Inc..................................  13,632     292,679
    First Republic Bank.........................................  21,838   2,306,530
    FirstCash, Inc..............................................   7,602     742,563
    Flagstar Bancorp, Inc.......................................   3,528     126,126
    Flushing Financial Corp.....................................   3,663      82,784
#   FNB Corp....................................................  48,442     587,601
#   Franklin Resources, Inc.....................................  46,720   1,616,045
    Fulton Financial Corp.......................................  24,716     426,351
#   GAMCO Investors, Inc., Class A..............................     467      10,125
*   Genworth Financial, Inc., Class A...........................  57,056     216,242
    German American Bancorp, Inc................................   2,097      62,595
    Glacier Bancorp, Inc........................................  10,240     436,122
    Global Indemnity, Ltd.......................................   1,204      37,083
    Goldman Sachs Group, Inc. (The).............................  49,161  10,123,233
    Great Southern Bancorp, Inc.................................   1,100      63,745
    Great Western Bancorp, Inc..................................   7,415     260,786
*   Green Dot Corp., Class A....................................   7,627     486,374
#   Greenhill & Co., Inc........................................   2,931      60,701
#*  Greenlight Capital Re, Ltd., Class A........................   2,682      32,130
*   Hallmark Financial Services, Inc............................   1,034      11,870
    Hamilton Lane, Inc., Class A................................   2,369     115,749
    Hancock Whitney Corp........................................  12,798     559,785
    Hanmi Financial Corp........................................   4,412     104,653
    Hanover Insurance Group, Inc. (The).........................   6,256     754,536
    Hartford Financial Services Group, Inc. (The)...............  49,236   2,575,535
#   HCI Group, Inc..............................................   1,104      47,052
    Heartland Financial USA, Inc................................   4,337     194,731

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Heritage Commerce Corp......................................   6,041 $    75,633
    Heritage Financial Corp.....................................   5,382     162,913
    Hilltop Holdings, Inc.......................................  10,020     210,721
    Home BancShares, Inc........................................  20,650     396,274
*   HomeStreet, Inc.............................................   2,186      61,514
    HomeTrust Bancshares, Inc...................................   1,062      26,932
    Hope Bancorp, Inc...........................................  15,457     217,325
    HopFed Bancorp, Inc.........................................     208       4,064
    Horace Mann Educators Corp..................................   6,852     264,350
    Horizon Bancorp, Inc........................................   2,741      44,596
    Houlihan Lokey, Inc.........................................   5,896     290,791
    Huntington Bancshares, Inc.................................. 145,799   2,029,522
    IBERIABANK Corp.............................................   7,980     634,410
    Independence Holding Co.....................................   2,640     101,059
    Independent Bank Corp.......................................   4,827     387,270
    Independent Bank Group, Inc.................................   3,987     227,259
#   Interactive Brokers Group, Inc., Class A....................   9,172     497,489
    Intercontinental Exchange, Inc..............................  79,449   6,463,176
    International Bancshares Corp...............................   7,870     326,369
*   INTL. FCStone, Inc..........................................   3,928     159,320
    Invesco, Ltd................................................  48,960   1,075,651
    Investors Bancorp, Inc......................................  40,700     478,225
    James River Group Holdings, Ltd.............................   4,178     176,395
#   Janus Henderson Group P.L.C.................................  23,677     593,582
    Jefferies Financial Group, Inc..............................  43,374     892,203
    JPMorgan Chase & Co......................................... 467,565  54,260,918
    Kearny Financial Corp.......................................  14,367     201,138
    Kemper Corp.................................................   7,586     681,830
    KeyCorp..................................................... 141,769   2,488,046
    Kinsale Capital Group, Inc..................................   3,185     231,231
    Lakeland Bancorp, Inc.......................................   3,852      63,789
    Lakeland Financial Corp.....................................   3,274     156,334
    Lazard, Ltd., Class A.......................................  12,235     475,697
    LegacyTexas Financial Group, Inc............................   8,644     346,452
#   Legg Mason, Inc.............................................  13,474     450,705
#*  LendingClub Corp............................................  39,596     125,915
#*  LendingTree, Inc............................................   1,121     431,383
    Lincoln National Corp.......................................  28,868   1,926,073
#   Live Oak Bancshares, Inc....................................   1,853      32,372
    Loews Corp..................................................  36,005   1,846,696
    LPL Financial Holdings, Inc.................................  12,308     911,900
    M&T Bank Corp...............................................  18,016   3,063,981
    Macatawa Bank Corp..........................................     886       9,144
*   Markel Corp.................................................   1,959   2,099,088
#   MarketAxess Holdings, Inc...................................   5,027   1,399,165
    Marlin Business Services Corp...............................   1,200      26,148
    Marsh & McLennan Cos., Inc..................................  69,308   6,535,051
#*  MBIA, Inc...................................................  14,600     141,182
    Mercantile Bank Corp........................................     285       9,633
#   Mercury General Corp........................................   3,136     168,654
    Meridian Bancorp, Inc.......................................   4,269      73,512
    Meta Financial Group, Inc...................................   3,312      85,317
    MetLife, Inc................................................ 121,230   5,592,340
*   MGIC Investment Corp........................................  15,500     226,920
#   MidSouth Bancorp, Inc.......................................     900      10,683
    Moelis & Co., Class A.......................................   6,804     278,624
    Moody's Corp................................................  24,111   4,740,705
    Morgan Stanley.............................................. 180,950   8,730,837
    Morningstar, Inc............................................   3,131     449,142

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
#*  Mr Cooper Group, Inc........................................   5,755 $   49,493
    MSCI, Inc...................................................  11,941  2,691,263
    Nasdaq, Inc.................................................  15,231  1,404,298
    National Bank Holdings Corp., Class A.......................   4,119    157,511
    National General Holdings Corp..............................   7,887    194,415
    National Western Life Group, Inc., Class A..................     328     87,484
    Navient Corp................................................  42,747    577,512
    Navigators Group, Inc. (The)................................   3,610    252,483
#   NBT Bancorp, Inc............................................   5,284    200,898
#   Nelnet, Inc., Class A.......................................   3,140    182,277
#   New York Community Bancorp, Inc.............................  64,046    744,855
>>  NewStar Financial, Inc......................................   3,834        373
*   NMI Holdings, Inc., Class A.................................   9,277    260,498
    Northern Trust Corp.........................................  28,417  2,800,495
    Northfield Bancorp, Inc.....................................   5,064     75,960
    Northrim BanCorp, Inc.......................................     600     21,294
    Northwest Bancshares, Inc...................................  13,916    242,556
    OceanFirst Financial Corp...................................   2,382     59,979
    OFG Bancorp.................................................   7,161    144,509
    Old National Bancorp........................................  20,761    354,598
    Old Republic International Corp.............................  35,057    783,875
    OneMain Holdings, Inc.......................................   9,240    313,883
    Oppenheimer Holdings, Inc., Class A.........................     765     20,081
    Opus Bank...................................................   2,493     54,522
    Oritani Financial Corp......................................   6,231    108,108
*   Pacific Mercantile Bancorp..................................   1,425     11,158
    Pacific Premier Bancorp, Inc................................   4,952    143,955
#   PacWest Bancorp.............................................  15,683    620,263
#   Park National Corp..........................................   1,287    125,714
    Patriot National Bancorp, Inc...............................      20        320
    Peapack Gladstone Financial Corp............................   1,562     45,189
    Pennymac Financial Services, Inc............................   6,634    147,938
    Peoples Bancorp, Inc........................................   1,197     39,118
#   People's United Financial, Inc..............................  48,324    835,522
    Pinnacle Financial Partners, Inc............................  10,246    594,985
    Piper Jaffray Cos...........................................   1,704    137,342
    PJT Partners, Inc., Class A.................................   2,689    115,950
    PNC Financial Services Group, Inc. (The)....................  64,610  8,847,047
    Popular, Inc................................................  12,467    719,471
#*  PRA Group, Inc..............................................   5,700    160,284
    Preferred Bank..............................................   1,290     63,455
    Primerica, Inc..............................................   6,182    805,453
    Principal Financial Group, Inc..............................  36,340  2,077,194
    ProAssurance Corp...........................................   6,800    255,204
    Progressive Corp. (The).....................................  80,974  6,328,118
#   Prosperity Bancshares, Inc..................................   9,080    668,651
    Protective Insurance Corp., Class B.........................     562      9,133
    Provident Financial Services, Inc...........................   8,862    235,020
    Prudential Financial, Inc...................................  57,543  6,082,871
    Pzena Investment Management, Inc., Class A..................     566      5,632
    Radian Group, Inc...........................................  18,341    429,546
    Raymond James Financial, Inc................................  17,400  1,593,318
*   Regional Management Corp....................................     133      3,294
    Regions Financial Corp...................................... 152,281  2,364,924
    Reinsurance Group of America, Inc...........................   8,590  1,301,471
    RenaissanceRe Holdings, Ltd.................................   5,405    839,721
    Renasant Corp...............................................   7,295    264,517
    Republic Bancorp, Inc., Class A.............................     805     38,044
*   Republic First Bancorp, Inc.................................     500      2,560

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Riverview Bancorp, Inc......................................   1,205 $     8,941
    RLI Corp....................................................   6,014     489,119
    S&P Global, Inc.............................................  34,788   7,676,320
    S&T Bancorp, Inc............................................   5,942     238,155
*   Safeguard Scientifics, Inc..................................   1,767      20,214
    Safety Insurance Group, Inc.................................   1,800     167,256
    Sandy Spring Bancorp, Inc...................................   5,289     184,533
    Santander Consumer USA Holdings, Inc........................  16,534     353,001
*   Seacoast Banking Corp. of Florida...........................   2,685      76,147
    SEI Investments Co..........................................  20,218   1,100,870
    Selective Insurance Group, Inc..............................   8,098     577,468
#   ServisFirst Bancshares, Inc.................................   5,118     173,705
    SI Financial Group, Inc.....................................   1,347      19,289
    Sierra Bancorp..............................................     240       6,350
    Signature Bank..............................................   6,794     897,284
    Simmons First National Corp., Class A.......................  11,400     289,446
    SLM Corp....................................................  53,247     540,990
    South State Corp............................................   4,405     333,282
#   Southside Bancshares, Inc...................................   3,294     115,718
    State Auto Financial Corp...................................   1,800      60,534
    State Street Corp...........................................  50,526   3,418,589
    Sterling Bancorp............................................  30,548     654,338
    Stewart Information Services Corp...........................   2,494     106,020
    Stifel Financial Corp.......................................   8,789     524,440
    Stock Yards Bancorp, Inc....................................   2,599      89,276
    SunTrust Banks, Inc.........................................  62,750   4,108,870
*   SVB Financial Group.........................................   6,992   1,760,026
    Synchrony Financial.........................................  93,362   3,236,861
    Synovus Financial Corp......................................  23,034     849,033
    T Rowe Price Group, Inc.....................................  33,020   3,549,650
    TCF Financial Corp..........................................  18,696     413,742
    TD Ameritrade Holding Corp..................................  38,548   2,026,854
    Territorial Bancorp, Inc....................................     840      24,318
*   Texas Capital Bancshares, Inc...............................   5,603     362,682
#   TFS Financial Corp..........................................   9,945     165,485
*   Third Point Reinsurance, Ltd................................   3,922      45,534
    Tompkins Financial Corp.....................................   1,215      98,014
    Torchmark Corp..............................................  14,850   1,301,751
    Towne Bank..................................................   7,933     206,893
    Travelers Cos., Inc. (The)..................................  37,080   5,330,250
    TriCo Bancshares............................................   1,628      64,973
*   Triumph Bancorp, Inc........................................   4,799     148,817
    TrustCo Bank Corp. NY.......................................   7,300      58,400
    Trustmark Corp..............................................  10,591     380,852
    U.S. Bancorp................................................ 215,965  11,515,254
#   UMB Financial Corp..........................................   4,774     333,512
    Umpqua Holdings Corp........................................  24,579     426,691
    Union Bankshares Corp.......................................   6,055     221,008
#   United Bankshares, Inc......................................  13,136     515,457
#   United Community Banks, Inc.................................  10,398     291,976
    United Community Financial Corp.............................     596       5,489
    United Financial Bancorp, Inc...............................   5,504      72,598
#   United Fire Group, Inc......................................   2,765     120,582
    United Security Bancshares..................................   1,875      19,688
    Universal Insurance Holdings, Inc...........................   4,236     126,190
    Univest Financial Corp......................................   2,249      56,720
    Unum Group..................................................  29,554   1,091,134
#   Valley National Bancorp.....................................  36,709     384,710
    Value Line, Inc.............................................     300       6,945

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CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    Veritex Holdings, Inc.......................................   1,728 $     45,809
#   Virtu Financial, Inc., Class A..............................   6,550      160,999
#   Virtus Investment Partners, Inc.............................     750       91,958
    Voya Financial, Inc.........................................  21,781    1,195,559
#   Waddell & Reed Financial, Inc., Class A.....................   9,308      174,339
    Walker & Dunlop, Inc........................................   4,440      243,978
    Washington Federal, Inc.....................................  11,396      377,663
    Washington Trust Bancorp, Inc...............................   1,700       88,077
    Waterstone Financial, Inc...................................   1,767       29,262
    Webster Financial Corp......................................  13,134      697,809
    Wells Fargo & Co............................................ 630,299   30,512,775
    WesBanco, Inc...............................................   5,168      208,374
    West Bancorporation, Inc....................................   2,033       42,632
#   Westamerica Bancorporation..................................   3,200      205,504
*   Western Alliance Bancorp....................................  14,411      688,558
    Western New England Bancorp, Inc............................   4,099       39,596
    Westwood Holdings Group, Inc................................     700       21,903
#   White Mountains Insurance Group, Ltd........................     483      453,556
    Willis Towers Watson P.L.C..................................  16,990    3,131,937
    Wintrust Financial Corp.....................................   7,273      554,203
#   WisdomTree Investments, Inc.................................   6,819       49,097
*   World Acceptance Corp.......................................     933      121,281
    WR Berkley Corp.............................................  20,598    1,262,657
    WSFS Financial Corp.........................................   7,001      302,303
#   Zions Bancorp NA............................................  25,393    1,252,637
                                                                         ------------
TOTAL FINANCIALS................................................          555,881,264
                                                                         ------------
HEALTH CARE -- (13.1%)
    Abbott Laboratories......................................... 252,206   20,065,509
    AbbVie, Inc................................................. 215,938   17,143,318
*   ABIOMED, Inc................................................   6,319    1,752,954
#*  Acadia Healthcare Co., Inc..................................  11,576      370,664
#*  Accuray, Inc................................................     125          517
*   Achillion Pharmaceuticals, Inc..............................   1,800        5,328
*   Acorda Therapeutics, Inc....................................   6,040       63,118
*   Addus HomeCare Corp.........................................   2,000      135,800
    Agilent Technologies, Inc...................................  43,898    3,445,993
#*  Agios Pharmaceuticals, Inc..................................   7,675      429,186
#*  Alder Biopharmaceuticals, Inc...............................   6,102       82,926
*   Alexion Pharmaceuticals, Inc................................  31,092    4,232,554
*   Align Technology, Inc.......................................  10,119    3,285,437
*   Alkermes P.L.C..............................................  21,525      652,638
    Allergan P.L.C..............................................  46,613    6,852,111
*   Allscripts Healthcare Solutions, Inc........................  22,760      224,641
#*  Alnylam Pharmaceuticals, Inc................................  12,658    1,130,866
#*  AMAG Pharmaceuticals, Inc...................................   4,612       51,470
*   Amedisys, Inc...............................................   4,237      541,573
    AmerisourceBergen Corp......................................  22,933    1,714,471
    Amgen, Inc..................................................  89,133   15,983,330
#*  Amicus Therapeutics, Inc....................................  19,725      263,131
*   AMN Healthcare Services, Inc................................   6,328      329,436
#*  Amphastar Pharmaceuticals, Inc..............................   2,755       59,480
#*  AnaptysBio, Inc.............................................   2,444      177,728
*   AngioDynamics, Inc..........................................   8,111      166,600
#*  ANI Pharmaceuticals, Inc....................................     786       55,790
#*  Anika Therapeutics, Inc.....................................   1,888       60,133
    Anthem, Inc.................................................  36,221    9,527,210
*   Aptevo Therapeutics, Inc....................................   2,299        1,674
*   Arena Pharmaceuticals, Inc..................................   8,044      368,013

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Array BioPharma Inc.........................................  28,995 $   655,577
*   Assertio Therapeutics, Inc..................................   8,100      33,777
#*  Atara Biotherapeutics, Inc..................................   5,420     182,112
    Atrion Corp.................................................     200     176,000
*   Audentes Therapeutics, Inc..................................   3,123     118,018
#*  Avanos Medical, Inc.........................................   7,033     295,034
    Baxter International, Inc...................................  70,059   5,345,502
    Becton Dickinson and Co.....................................  37,516   9,031,602
*   Biogen, Inc.................................................  28,250   6,476,030
*   BioMarin Pharmaceutical, Inc................................  24,695   2,112,163
*   Bio-Rad Laboratories, Inc., Class A.........................   3,113     936,795
#*  BioScrip, Inc...............................................   6,872      13,194
*   BioSpecifics Technologies Corp..............................     324      21,708
    Bio-Techne Corp.............................................   5,789   1,184,372
*   BioTelemetry, Inc...........................................   5,963     324,387
#*  Bluebird Bio, Inc...........................................   6,932     983,166
*   Boston Scientific Corp...................................... 194,600   7,223,552
    Bristol-Myers Squibb Co..................................... 227,309  10,553,957
*   Brookdale Senior Living, Inc................................  33,789     208,816
    Bruker Corp.................................................  14,667     566,146
*   Cambrex Corp................................................   4,241     182,448
#   Cantel Medical Corp.........................................   5,530     381,238
*   Capital Senior Living Corp..................................   3,849      16,166
    Cardinal Health, Inc........................................  40,513   1,973,388
*   Cardiovascular Systems, Inc.................................   6,970     247,714
*   Catalent, Inc...............................................  19,110     856,510
*   Celgene Corp................................................  68,002   6,437,069
*   Centene Corp................................................  56,815   2,929,381
*   Cerner Corp.................................................  41,195   2,737,408
*   Charles River Laboratories International, Inc...............   7,143   1,003,377
    Chemed Corp.................................................   2,300     751,594
*   Cigna Corp..................................................  52,440   8,329,570
#*  Community Health Systems, Inc...............................  13,689      47,090
    Computer Programs & Systems, Inc............................   1,145      34,797
*   Concert Pharmaceuticals, Inc................................   2,800      28,784
    CONMED Corp.................................................   3,600     288,108
    Cooper Cos., Inc. (The).....................................   6,672   1,934,346
#*  Corcept Therapeutics, Inc...................................  14,598     180,723
*   CorVel Corp.................................................   1,800     129,240
#*  Covetrus, Inc...............................................   8,196     269,403
*   Cross Country Healthcare, Inc...............................   5,300      37,365
*   CryoLife, Inc...............................................   6,761     207,292
#*  Cumberland Pharmaceuticals, Inc.............................   2,792      15,635
#*  Cutera, Inc.................................................   1,850      32,819
    CVS Health Corp............................................. 181,054   9,845,717
    Danaher Corp................................................  87,627  11,605,320
*   DaVita, Inc.................................................  20,640   1,140,154
    DENTSPLY SIRONA, Inc........................................  28,853   1,475,254
*   DexCom, Inc.................................................  12,679   1,535,047
#*  Diplomat Pharmacy, Inc......................................   4,300      23,994
#*  Eagle Pharmaceuticals, Inc..................................   2,534     130,273
*   Edwards Lifesciences Corp...................................  29,331   5,164,309
*   Elanco Animal Health, Inc...................................  81,226   2,558,619
    Eli Lilly & Co.............................................. 114,397  13,389,025
*   Emergent BioSolutions, Inc..................................   6,931     358,194
*   Enanta Pharmaceuticals, Inc.................................   1,869     162,958
    Encompass Health Corp.......................................  14,301     921,699
*   Endo International P.L.C....................................  24,480     183,600
    Ensign Group, Inc. (The)....................................   6,268     322,927

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Enzo Biochem, Inc...........................................   3,718 $    12,901
#*  Evolent Health, Inc., Class A...............................   7,826     106,042
#*  Exact Sciences Corp.........................................  17,284   1,705,758
*   Exelixis, Inc...............................................  39,633     779,185
#*  G1 Therapeutics, Inc........................................   1,524      32,614
#*  Genomic Health, Inc.........................................   3,069     197,429
    Gilead Sciences, Inc........................................ 178,914  11,636,567
#*  Global Blood Therapeutics, Inc..............................   5,167     286,252
*   Globus Medical, Inc., Class A...............................  10,657     480,524
*   Haemonetics Corp............................................   7,180     626,670
#*  Halozyme Therapeutics, Inc..................................  15,519     250,321
*   Hanger, Inc.................................................   3,139      62,372
*   Harvard Bioscience, Inc.....................................   4,139      16,018
    HCA Healthcare, Inc.........................................  38,901   4,949,374
#*  HealthEquity, Inc...........................................   8,405     569,439
*   HealthStream, Inc...........................................   2,809      73,540
#*  Henry Schein, Inc...........................................  20,492   1,312,718
#*  Heska Corp..................................................     628      48,770
    Hill-Rom Holdings, Inc......................................   9,786     992,496
*   HMS Holdings Corp...........................................  13,850     421,455
*   Hologic, Inc................................................  39,092   1,813,087
*   Horizon Pharma P.L.C........................................  22,573     576,289
    Humana, Inc.................................................  19,073   4,871,435
*   ICU Medical, Inc............................................   2,432     553,280
*   IDEXX Laboratories, Inc.....................................  12,523   2,905,336
*   Illumina, Inc...............................................  20,721   6,464,952
*   Incyte Corp.................................................  24,925   1,914,240
*   Innoviva, Inc...............................................  12,321     172,864
#*  Inogen, Inc.................................................   2,436     212,663
#*  Insmed, Inc.................................................   6,543     199,169
#*  Insulet Corp................................................   9,356     806,955
*   Integer Holdings Corp.......................................   5,040     348,214
#*  Integra LifeSciences Holdings Corp..........................  10,300     537,557
#*  Intra-Cellular Therapies, Inc...............................   7,505      98,841
#*  IntriCon Corp...............................................     800      18,696
*   Intuitive Surgical, Inc.....................................  15,836   8,086,337
#*  Invitae Corp................................................   1,732      40,910
#*  Ionis Pharmaceuticals, Inc..................................  17,930   1,332,737
*   IQVIA Holdings, Inc.........................................  21,731   3,018,436
*   Jazz Pharmaceuticals P.L.C..................................   8,046   1,044,129
    Johnson & Johnson........................................... 371,427  52,445,492
*   Laboratory Corp. of America Holdings........................  14,331   2,291,814
*   Lannett Co., Inc............................................   2,787      21,432
*   Lantheus Holdings, Inc......................................   7,644     184,679
#   LeMaitre Vascular, Inc......................................   2,283      65,933
#*  LHC Group, Inc..............................................   4,672     519,106
#*  Ligand Pharmaceuticals, Inc.................................   3,261     410,397
*   LivaNova P.L.C..............................................   6,254     430,838
    Luminex Corp................................................   5,316     121,258
*   MacroGenics, Inc............................................   2,287      38,353
*   Magellan Health, Inc........................................   2,600     182,000
#*  Mallinckrodt P.L.C..........................................   9,202     142,263
*   Masimo Corp.................................................   7,494     975,344
    McKesson Corp...............................................  25,568   3,048,984
#*  Medidata Solutions, Inc.....................................   8,530     770,600
*   MEDNAX, Inc.................................................  12,981     363,079
*   Medpace Holdings, Inc.......................................   3,665     205,863
    Medtronic P.L.C............................................. 186,734  16,583,847
    Merck & Co., Inc............................................ 362,748  28,551,895

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
    Meridian Bioscience, Inc....................................   8,963 $   103,164
*   Merit Medical Systems, Inc..................................   7,199     404,440
    Mesa Laboratories, Inc......................................     780     184,618
*   Mettler-Toledo International, Inc...........................   3,400   2,533,884
#*  Mirati Therapeutics, Inc....................................   1,400      83,286
*   Molina Healthcare, Inc......................................   8,093   1,049,096
*   Momenta Pharmaceuticals, Inc................................   4,800      67,152
*   Mylan NV....................................................  68,643   1,852,675
*   Myriad Genetics, Inc........................................   9,000     283,320
    National HealthCare Corp....................................   1,000      75,430
    National Research Corp......................................     700      27,706
*   Natus Medical, Inc..........................................   4,206     112,553
#*  Nektar Therapeutics.........................................  20,169     645,811
*   Neogen Corp.................................................   5,963     361,716
#*  NeoGenomics, Inc............................................  12,162     253,334
*   Neurocrine Biosciences, Inc.................................  12,830     926,839
*   NextGen Healthcare, Inc.....................................   9,893     185,889
#*  Novocure, Ltd...............................................   8,760     386,053
#*  NuVasive, Inc...............................................   7,117     431,290
*   Nuvectra Corp...............................................     916       8,647
*   Omnicell, Inc...............................................   5,051     405,898
#*  OPKO Health, Inc............................................  37,042      88,530
*   OraSure Technologies, Inc...................................  10,193      96,426
*   Orthofix Medical, Inc.......................................   3,522     192,970
#   Owens & Minor, Inc..........................................   6,767      23,075
*   Pacira BioSciences, Inc.....................................   7,744     308,366
#   Patterson Cos., Inc.........................................  10,936     238,842
*   PDL BioPharma, Inc..........................................  14,616      47,794
#*  Penumbra, Inc...............................................   4,797     645,196
    PerkinElmer, Inc............................................  16,170   1,549,733
    Perrigo Co. P.L.C...........................................  16,928     811,190
#*  PetIQ, Inc..................................................   3,789     104,084
    Pfizer, Inc................................................. 808,701  32,841,348
    Phibro Animal Health Corp., Class A.........................   3,417     118,604
*   PRA Health Sciences, Inc....................................   7,948     769,525
#*  Premier, Inc., Class A......................................   8,307     276,042
#*  Prestige Consumer Healthcare, Inc...........................   7,328     215,590
    ProPhase Labs, Inc..........................................       6          18
*   Providence Service Corp. (The)..............................   1,602     106,261
*   PTC Therapeutics, Inc.......................................   3,113     116,488
    Quest Diagnostics, Inc......................................  17,526   1,689,156
*   Quidel Corp.................................................   5,538     354,100
#*  Quorum Health Corp..........................................   3,422       7,015
#*  R1 RCM, Inc.................................................   9,353      97,926
#*  RadNet, Inc.................................................   1,992      24,123
*   Regeneron Pharmaceuticals, Inc..............................  11,080   3,801,991
#*  REGENXBIO, Inc..............................................   5,056     254,822
#*  Repligen Corp...............................................   5,616     378,406
#   ResMed, Inc.................................................  19,905   2,080,272
#*  Retrophin, Inc..............................................   4,172      79,602
*   RTI Surgical Holdings, Inc..................................   5,843      31,611
#*  Sage Therapeutics, Inc......................................   6,393   1,075,494
#*  Sangamo Therapeutics, Inc...................................  14,055     164,303
#*  Sarepta Therapeutics, Inc...................................   9,065   1,060,061
*   SeaSpine Holdings Corp......................................     866      12,756
#*  Seattle Genetics, Inc.......................................  15,177   1,028,697
*   Select Medical Holdings Corp................................  11,059     158,918
#*  Spark Therapeutics, Inc.....................................   3,014     321,564
#*  Spectrum Pharmaceuticals, Inc...............................   6,160      57,719

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CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
#*  STAAR Surgical Co...........................................   6,533 $    212,192
*   STERIS P.L.C................................................  11,989    1,570,319
    Stryker Corp................................................  46,708    8,823,608
*   Supernus Pharmaceuticals, Inc...............................   7,081      260,085
*   Surmodics, Inc..............................................   1,400       60,816
#*  Syneos Health, Inc..........................................   8,908      418,052
#*  Tactile Systems Technology, Inc.............................   1,051       52,298
    Taro Pharmaceutical Industries, Ltd.........................   2,023      217,290
#*  Teladoc Health, Inc.........................................   5,152      293,046
    Teleflex, Inc...............................................   6,387    1,827,832
#*  Tenet Healthcare Corp.......................................  16,918      370,504
    Thermo Fisher Scientific, Inc...............................  55,766   15,472,277
#*  Tivity Health, Inc..........................................   5,846      126,391
*   Triple-S Management Corp., Class B..........................   2,513       57,095
#*  Ultragenyx Pharmaceutical Inc...............................   5,445      359,370
*   United Therapeutics Corp....................................   5,524      566,597
    UnitedHealth Group, Inc..................................... 133,634   31,146,076
    Universal Health Services, Inc., Class B....................  11,283    1,431,474
    US Physical Therapy, Inc....................................   1,602      186,617
    Utah Medical Products, Inc..................................     276       23,294
#*  Vanda Pharmaceuticals, Inc..................................   7,224      117,679
*   Varex Imaging Corp..........................................   4,622      151,786
*   Varian Medical Systems, Inc.................................  12,464    1,697,223
*   Veeva Systems, Inc., Class A................................  16,208    2,267,013
*   Vertex Pharmaceuticals, Inc.................................  35,234    5,953,841
#*  Vocera Communications, Inc..................................   2,138       68,095
*   Waters Corp.................................................  10,076    2,151,629
*   WellCare Health Plans, Inc..................................   6,478    1,673,591
    West Pharmaceutical Services, Inc...........................   9,389    1,162,264
#*  Wright Medical Group NV.....................................  14,322      423,502
#*  Xencor, Inc.................................................   4,411      135,462
    Zimmer Biomet Holdings, Inc.................................  27,872    3,432,716
    Zoetis, Inc.................................................  66,445    6,766,759
#*  Zogenix, Inc................................................   3,764      146,758
                                                                         ------------
TOTAL HEALTH CARE...............................................          531,648,781
                                                                         ------------
INDUSTRIALS -- (10.4%)
    3M Co.......................................................  80,472   15,250,249
#   AAON, Inc...................................................   8,551      429,346
    AAR Corp....................................................   6,140      207,348
#   ABM Industries, Inc.........................................   8,770      332,997
    ACCO Brands Corp............................................  14,620      133,627
    Acme United Corp............................................     400        8,268
    Actuant Corp., Class A......................................   7,200      184,176
    Acuity Brands, Inc..........................................   8,384    1,226,831
*   Advanced Disposal Services, Inc.............................   6,342      205,100
    Advanced Drainage Systems, Inc..............................   9,090      254,975
*   AECOM.......................................................  20,059      680,000
*   Aegion Corp.................................................   6,240      124,238
#*  Aerojet Rocketdyne Holdings, Inc............................  11,251      380,959
#*  Aerovironment, Inc..........................................   2,727      186,963
    AGCO Corp...................................................  10,113      715,798
    Air Lease Corp..............................................  13,393      516,434
*   Air Transport Services Group, Inc...........................   8,719      205,158
    Alamo Group, Inc............................................   1,990      206,244
    Alaska Air Group, Inc.......................................  17,931    1,109,929
    Albany International Corp., Class A.........................   4,033      298,321
    Allegiant Travel Co.........................................   1,647      241,911
    Allegion P.L.C..............................................  12,795    1,269,648

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
INDUSTRIALS -- (Continued)
    Allison Transmission Holdings, Inc.......................... 17,396 $   815,177
    Altra Industrial Motion Corp................................  9,167     343,671
#   AMERCO......................................................  1,054     393,321
*   Ameresco, Inc., Class A.....................................  1,700      25,602
#   American Airlines Group, Inc................................ 60,177   2,056,850
*   American Woodmark Corp......................................  2,688     241,732
    AMETEK, Inc................................................. 33,042   2,913,313
    AO Smith Corp............................................... 19,664   1,033,736
#   Apogee Enterprises, Inc.....................................  3,751     151,165
    Applied Industrial Technologies, Inc........................  4,882     292,627
*   ARC Document Solutions, Inc.................................  3,000       7,140
    ArcBest Corp................................................  3,000      91,680
    Arconic, Inc................................................ 59,000   1,267,320
    Arcosa, Inc.................................................  6,333     197,146
    Argan, Inc..................................................  2,247     107,452
*   Armstrong Flooring, Inc.....................................  2,667      38,645
    Armstrong World Industries, Inc.............................  7,082     613,797
*   ASGN, Inc...................................................  5,785     364,686
#   Astec Industries, Inc.......................................  2,360      79,556
*   Astronics Corp..............................................  4,386     146,229
#*  Astronics Corp., Class B....................................  2,338      77,855
*   Atkore International Group, Inc.............................  8,758     216,848
*   Atlas Air Worldwide Holdings, Inc...........................  3,609     174,279
#*  Avis Budget Group, Inc...................................... 11,377     404,452
#*  Axon Enterprise, Inc........................................  6,500     412,750
    AZZ, Inc....................................................  3,800     180,462
    Barnes Group, Inc...........................................  7,772     432,279
    Barrett Business Services, Inc..............................    825      60,110
*   Beacon Roofing Supply, Inc..................................  9,026     339,919
*   BMC Stock Holdings, Inc.....................................  7,729     159,063
    Boeing Co. (The)............................................ 76,065  28,728,990
    Brady Corp., Class A........................................  6,680     325,917
    Briggs & Stratton Corp......................................  4,639      56,596
    Brink's Co. (The)...........................................  6,859     548,240
*   Builders FirstSource, Inc................................... 15,878     218,799
#   BWX Technologies, Inc....................................... 12,816     654,898
#*  CAI International, Inc......................................  1,400      34,762
    Carlisle Cos., Inc..........................................  8,398   1,187,645
*   Casella Waste Systems, Inc., Class A........................  7,922     295,649
    Caterpillar, Inc............................................ 80,861  11,273,641
*   CBIZ, Inc...................................................  5,600     108,136
#*  CECO Environmental Corp.....................................  1,246       9,669
    CH Robinson Worldwide, Inc.................................. 19,079   1,545,399
#*  Chart Industries, Inc.......................................  3,701     326,687
#*  Cimpress NV.................................................  3,505     316,852
#   Cintas Corp................................................. 13,045   2,832,591
*   CIRCOR International, Inc...................................  1,580      53,278
*   Clean Harbors, Inc..........................................  7,136     542,336
#*  Colfax Corp................................................. 13,028     393,055
    Columbus McKinnon Corp......................................  2,000      78,720
    Comfort Systems USA, Inc....................................  4,929     266,659
*   Commercial Vehicle Group, Inc...............................  2,700      24,084
*   Continental Building Products, Inc..........................  5,343     137,048
    Copa Holdings SA, Class A...................................  4,320     359,683
*   Copart, Inc................................................. 29,306   1,972,880
*   CoStar Group, Inc...........................................  5,033   2,497,626
#   Covanta Holding Corp........................................ 21,077     380,861
*   Covenant Transportation Group, Inc., Class A................    779      15,214
*   CPI Aerostructures, Inc.....................................    541       3,425

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CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
    CRA International, Inc......................................     1,100 $    57,288
    Crane Co....................................................     7,350     625,117
*   CSW Industrials, Inc........................................     1,519      91,064
    CSX Corp....................................................   112,453   8,954,632
    Cubic Corp..................................................     4,150     235,637
    Cummins, Inc................................................    22,126   3,679,333
    Curtiss-Wright Corp.........................................     5,700     649,458
    Deere & Co..................................................    42,371   7,017,909
    Delta Air Lines, Inc........................................   127,020   7,403,996
    Deluxe Corp.................................................     6,298     281,647
#   Donaldson Co., Inc..........................................    18,412     985,778
    Douglas Dynamics, Inc.......................................     3,141     118,604
    Dover Corp..................................................    20,958   2,054,722
*   Ducommun, Inc...............................................     1,100      44,638
*   DXP Enterprises, Inc........................................     1,275      54,685
*   Dycom Industries, Inc.......................................     3,988     197,765
    Eastern Co. (The)...........................................       600      17,196
    Eaton Corp. P.L.C...........................................    82,409   6,825,113
#*  Echo Global Logistics, Inc..................................     2,925      67,100
    EMCOR Group, Inc............................................     8,359     703,326
    Emerson Electric Co.........................................    87,663   6,223,196
    Encore Wire Corp............................................     3,200     189,728
    EnerSys.....................................................     6,500     449,735
    Ennis, Inc..................................................     2,716      54,809
    EnPro Industries, Inc.......................................     3,100     230,392
    Equifax, Inc................................................    16,662   2,098,579
    ESCO Technologies, Inc......................................     4,375     328,125
    Expeditors International of Washington, Inc.................    24,736   1,964,533
    Exponent, Inc...............................................     9,004     509,806
    Fastenal Co.................................................    39,617   2,794,979
    Federal Signal Corp.........................................     8,821     253,780
    FedEx Corp..................................................    36,520   6,919,079
    Flowserve Corp..............................................    19,958     978,541
    Fluor Corp..................................................    19,537     776,205
    Forrester Research, Inc.....................................     1,137      57,828
#   Fortive Corp................................................    41,017   3,541,408
    Fortune Brands Home & Security, Inc.........................    19,232   1,015,065
    Forward Air Corp............................................     4,083     258,536
*   Franklin Covey Co...........................................     1,500      42,765
    Franklin Electric Co., Inc..................................     5,400     263,844
#*  FreightCar America, Inc.....................................     1,200       8,304
*   FTI Consulting, Inc.........................................     5,774     490,675
*   Gardner Denver Holdings, Inc................................    15,674     528,997
#   GATX Corp...................................................     4,700     362,511
*   Gencor Industries, Inc......................................       600       7,242
*   Generac Holdings, Inc.......................................     7,928     435,961
    General Dynamics Corp.......................................    35,183   6,287,906
    General Electric Co......................................... 1,055,028  10,729,635
*   Genesee & Wyoming, Inc., Class A............................     9,401     833,399
*   Gibraltar Industries, Inc...................................     4,240     168,201
    Global Brass & Copper Holdings, Inc.........................     2,967     128,738
*   GMS, Inc....................................................     4,371      77,017
#*  Goldfield Corp. (The).......................................     1,983       4,640
    Gorman-Rupp Co. (The).......................................     2,441      81,285
*   GP Strategies Corp..........................................     1,842      23,449
    Graco, Inc..................................................    24,201   1,240,301
    GrafTech International, Ltd.................................    13,986     160,140
    Graham Corp.................................................     1,500      31,050
    Granite Construction, Inc...................................     7,389     331,692

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Great Lakes Dredge & Dock Corp..............................   6,665 $    68,183
    Greenbrier Cos., Inc. (The).................................   4,212     149,652
    Griffon Corp................................................   5,003      98,159
    H&E Equipment Services, Inc.................................   7,853     238,810
    Harris Corp.................................................  16,975   2,860,287
*   Harsco Corp.................................................  11,788     266,880
#   Hawaiian Holdings, Inc......................................   5,838     164,690
*   HD Supply Holdings, Inc.....................................  25,171   1,150,063
#   Healthcare Services Group, Inc..............................   8,963     303,398
    Heartland Express, Inc......................................   5,162     101,588
#   HEICO Corp..................................................   6,163     650,381
    HEICO Corp., Class A........................................  11,035     986,860
    Heidrick & Struggles International, Inc.....................   1,861      66,587
*   Herc Holdings, Inc..........................................   3,876     186,668
    Herman Miller, Inc..........................................   7,886     306,135
#*  Hertz Global Holdings, Inc..................................   7,295     132,623
    Hexcel Corp.................................................  13,057     923,260
*   Hill International, Inc.....................................   4,200      11,130
    Hillenbrand, Inc............................................   8,097     348,333
    HNI Corp....................................................   5,673     208,256
    Honeywell International, Inc................................ 102,723  17,835,794
*   Hub Group, Inc., Class A....................................   4,335     180,206
    Hubbell, Inc................................................   7,536     961,594
*   Hudson Global, Inc..........................................   3,600       5,724
    Huntington Ingalls Industries, Inc..........................   6,291   1,400,251
    Hurco Cos., Inc.............................................     883      34,728
*   Huron Consulting Group, Inc.................................   2,384     115,219
    Hyster-Yale Materials Handling, Inc.........................   1,066      71,017
    ICF International, Inc......................................   1,750     136,273
    IDEX Corp...................................................  10,641   1,667,019
*   IES Holdings, Inc...........................................     858      15,024
    Illinois Tool Works, Inc....................................  41,115   6,398,727
    Ingersoll-Rand P.L.C........................................  34,595   4,241,693
*   InnerWorkings, Inc..........................................   5,543      18,735
*   Innovative Solutions & Support, Inc.........................   1,906       7,052
    Insperity, Inc..............................................   5,654     675,992
    Insteel Industries, Inc.....................................   2,000      41,880
    Interface, Inc..............................................  12,469     200,003
    ITT, Inc....................................................  12,990     786,544
    Jacobs Engineering Group, Inc...............................  18,846   1,468,857
    JB Hunt Transport Services, Inc.............................  12,057   1,139,145
*   JELD-WEN Holding, Inc.......................................   7,812     154,287
*   JetBlue Airways Corp........................................  44,120     818,426
    John Bean Technologies Corp.................................   4,198     460,898
    Johnson Controls International P.L.C........................ 131,152   4,918,200
    Kadant, Inc.................................................   1,300     127,517
    Kaman Corp..................................................   3,749     232,101
    Kansas City Southern........................................  13,748   1,692,929
    KAR Auction Services, Inc...................................  19,875   1,122,540
    Kelly Services, Inc., Class A...............................   6,029     134,206
    Kennametal, Inc.............................................  11,431     465,242
    Kforce, Inc.................................................   3,290     118,506
    Kimball International, Inc., Class B........................   5,500      86,130
*   Kirby Corp..................................................   7,885     644,362
#   Knight-Swift Transportation Holdings, Inc...................  16,385     546,440
    Knoll, Inc..................................................   5,103     111,450
    Korn Ferry..................................................   6,571     308,968
#*  Kratos Defense & Security Solutions, Inc....................  11,735     186,352
    L3 Technologies, Inc........................................   9,787   2,139,242

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
INDUSTRIALS -- (Continued)
    Landstar System, Inc........................................  5,210 $   567,682
*   Lawson Products, Inc........................................    649      21,313
*   LB Foster Co., Class A......................................    581      12,486
#   Lennox International, Inc...................................  5,200   1,411,540
#   Lincoln Electric Holdings, Inc..............................  8,460     738,304
#   Lindsay Corp................................................  1,349     114,665
    Lockheed Martin Corp........................................ 35,456  11,818,548
#   LSC Communications, Inc.....................................  3,156      22,060
    LSI Industries, Inc.........................................  2,400       8,160
*   Lydall, Inc.................................................  2,505      61,648
#   Macquarie Infrastructure Corp............................... 10,514     425,922
*   Manitowoc Co., Inc. (The)...................................  7,211     128,788
    ManpowerGroup, Inc..........................................  8,643     830,074
    Marten Transport, Ltd.......................................  5,596     110,689
    Masco Corp.................................................. 41,826   1,633,724
*   Masonite International Corp.................................  3,796     195,456
#*  MasTec, Inc................................................. 10,000     506,500
    Matson, Inc.................................................  5,500     217,855
    Matthews International Corp., Class A.......................  3,280     131,397
    McGrath RentCorp............................................  2,486     154,132
*   Mercury Systems, Inc........................................  6,319     461,413
*   Meritor, Inc................................................ 11,775     285,661
#*  Middleby Corp. (The)........................................  7,921   1,046,602
*   Milacron Holdings Corp......................................  9,336     136,399
    Miller Industries, Inc......................................  1,421      47,007
*   Mistras Group, Inc..........................................  1,002      13,737
    Mobile Mini, Inc............................................  7,093     255,490
    Moog, Inc., Class A.........................................  3,953     370,159
#*  MRC Global, Inc.............................................  9,795     169,747
#   MSA Safety, Inc.............................................  5,210     572,631
    MSC Industrial Direct Co., Inc., Class A....................  5,817     486,592
    Mueller Industries, Inc.....................................  5,800     169,186
    Mueller Water Products, Inc., Class A....................... 31,833     341,568
    Multi-Color Corp............................................  2,739     136,676
*   MYR Group, Inc..............................................  2,509      90,700
#   National Presto Industries, Inc.............................    737      78,491
    Navigant Consulting, Inc....................................  4,323      98,694
*   Navistar International Corp.................................  7,388     252,226
*   NCI Building Systems, Inc...................................  3,774      21,587
    Nielsen Holdings P.L.C...................................... 42,748   1,091,356
#   Nordson Corp................................................  7,302   1,065,727
    Norfolk Southern Corp....................................... 47,314   9,653,002
    Northrop Grumman Corp....................................... 22,605   6,553,416
*   NOW, Inc.................................................... 18,661     272,824
*   NV5 Global, Inc.............................................  1,450      91,843
    nVent Electric P.L.C........................................ 22,197     620,406
    Old Dominion Freight Line, Inc..............................  8,713   1,300,677
    Omega Flex, Inc.............................................    302      25,567
    Oshkosh Corp................................................  9,200     759,828
    Owens Corning............................................... 13,944     714,909
    PACCAR, Inc................................................. 44,718   3,204,939
*   PAM Transportation Services, Inc............................    235      11,755
    Parker-Hannifin Corp........................................ 18,137   3,284,248
    Park-Ohio Holdings Corp.....................................  1,300      47,619
*   Patrick Industries, Inc.....................................  3,289     164,022
    Pentair P.L.C............................................... 22,197     865,461
*   Perma-Pipe International Holdings, Inc......................  1,091       9,775
*   PGT Innovations, Inc........................................  7,509     110,082
#   Pitney Bowes, Inc........................................... 26,440     187,988

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CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    Powell Industries, Inc......................................    700 $   20,475
    Primoris Services Corp......................................  3,853     84,458
*   Proto Labs, Inc.............................................  4,110    451,237
#   Quad/Graphics, Inc..........................................  2,303     28,120
    Quanex Building Products Corp...............................  3,800     63,536
    Quanta Services, Inc........................................ 20,101    816,101
    Raven Industries, Inc.......................................  5,746    223,577
    Raytheon Co................................................. 38,917  6,911,270
*   RBC Bearings, Inc...........................................  3,951    543,460
#*  RCM Technologies, Inc.......................................    395      1,576
    Regal Beloit Corp...........................................  5,376    457,390
    Republic Services, Inc...................................... 43,628  3,613,271
*   Resideo Technologies, Inc................................... 16,682    378,681
    Resources Connection, Inc...................................  4,266     68,512
*   Rexnord Corp................................................ 15,137    432,918
    Robert Half International, Inc.............................. 17,753  1,102,284
    Rockwell Automation, Inc.................................... 17,020  3,075,684
#   Rollins, Inc................................................ 21,881    846,138
    Roper Technologies, Inc..................................... 14,112  5,076,086
    Rush Enterprises, Inc., Class A.............................  4,816    204,247
    Ryder System, Inc...........................................  6,304    397,152
*   Saia, Inc...................................................  4,202    270,567
    Schneider National, Inc., Class B........................... 12,884    269,276
#*  Sensata Technologies Holding P.L.C.......................... 23,802  1,188,672
*   SIFCO Industries, Inc.......................................    100        292
#   Simpson Manufacturing Co., Inc..............................  6,128    390,231
#*  SiteOne Landscape Supply, Inc...............................  4,819    324,319
    SkyWest, Inc................................................  5,941    365,906
#   Snap-on, Inc................................................  6,986  1,175,604
    Southwest Airlines Co....................................... 76,680  4,158,356
*   SP Plus Corp................................................  2,343     80,880
    Spartan Motors, Inc.........................................  3,375     31,388
    Spirit AeroSystems Holdings, Inc., Class A.................. 15,589  1,354,684
*   Spirit Airlines, Inc........................................  8,251    448,689
*   SPX Corp....................................................  7,521    274,516
*   SPX FLOW, Inc...............................................  5,735    206,116
    Standex International Corp..................................  1,820    120,247
    Stanley Black & Decker, Inc................................. 20,397  2,990,200
    Steelcase, Inc., Class A.................................... 13,910    240,504
#*  Stericycle, Inc............................................. 10,328    603,052
*   Sterling Construction Co., Inc..............................  1,440     19,526
    Sun Hydraulics Corp.........................................  3,335    174,554
#*  Sunrun, Inc.................................................  5,680     86,393
    Systemax, Inc...............................................    373      8,471
#*  Team, Inc...................................................  2,701     45,647
*   Teledyne Technologies, Inc..................................  4,813  1,196,079
    Tennant Co..................................................  3,010    199,804
    Terex Corp.................................................. 13,631    454,321
    Tetra Tech, Inc.............................................  8,557    553,809
*   Textainer Group Holdings, Ltd...............................  2,100     20,139
    Textron, Inc................................................ 32,323  1,713,119
*   Thermon Group Holdings, Inc.................................  2,619     67,544
    Timken Co. (The)............................................  8,560    410,452
*   Titan Machinery, Inc........................................  1,496     25,731
    Toro Co. (The).............................................. 13,600    994,840
*   TransDigm Group, Inc........................................  6,517  3,144,583
    TransUnion.................................................. 24,886  1,733,310
#*  Trex Co., Inc...............................................  9,632    667,209
*   TriMas Corp.................................................  6,804    210,448

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
                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
*   TriNet Group, Inc...........................................   4,241 $    264,384
    Trinity Industries, Inc.....................................  19,000      409,640
    Triton International, Ltd...................................   5,967      196,613
#   Triumph Group, Inc..........................................   9,229      219,004
*   TrueBlue, Inc...............................................   6,946      167,815
#*  Tutor Perini Corp...........................................   3,160       63,105
*   Twin Disc, Inc..............................................     668       12,652
*   Ultralife Corp..............................................   2,100       24,255
    UniFirst Corp...............................................   1,640      259,333
    Union Pacific Corp.......................................... 103,280   18,284,691
*   United Continental Holdings, Inc............................  35,707    3,172,924
    United Parcel Service, Inc., Class B........................  96,077   10,205,299
*   United Rentals, Inc.........................................  10,912    1,537,719
    United Technologies Corp.................................... 115,487   16,469,601
*   Univar, Inc.................................................  11,753      262,444
    Universal Forest Products, Inc..............................   8,425      311,304
    Universal Logistics Holdings, Inc...........................     888       21,685
    US Ecology, Inc.............................................   3,770      230,008
*   USA Truck, Inc..............................................   1,235       17,586
    Valmont Industries, Inc.....................................   2,900      391,036
*   Vectrus, Inc................................................   1,092       44,281
    Verisk Analytics, Inc.......................................  21,022    2,967,045
*   Veritiv Corp................................................     831       23,177
    Viad Corp...................................................   3,896      238,864
#*  Vicor Corp..................................................   1,200       45,012
    Virco Manufacturing Corp....................................   1,718        7,817
    VSE Corp....................................................   1,600       48,912
    Wabash National Corp........................................   6,947      104,761
*   WABCO Holdings, Inc.........................................   7,200      953,568
#   Wabtec Corp.................................................  17,122    1,268,227
#*  WageWorks, Inc..............................................   4,611      224,971
    Waste Management, Inc.......................................  58,708    6,301,717
    Watsco, Inc.................................................   3,890      616,448
    Watts Water Technologies, Inc., Class A.....................   3,317      283,902
#*  Welbilt, Inc................................................  19,164      322,530
#   Werner Enterprises, Inc.....................................   7,998      267,933
*   Wesco Aircraft Holdings, Inc................................   7,013       59,190
*   WESCO International, Inc....................................   5,771      330,332
*   Williams Industrial Services Group, Inc.....................   1,290        2,928
*   Willis Lease Finance Corp...................................     400       19,888
    Woodward, Inc...............................................   6,716      731,372
    WW Grainger, Inc............................................   6,800    1,917,600
*   XPO Logistics, Inc..........................................  15,218    1,036,041
    Xylem, Inc..................................................  23,955    1,997,847
                                                                         ------------
TOTAL INDUSTRIALS...............................................          422,367,087
                                                                         ------------
INFORMATION TECHNOLOGY -- (21.6%)
#*  3D Systems Corp.............................................  19,180      204,075
*   Acacia Communications, Inc..................................   2,873      166,289
    Accenture P.L.C., Class A...................................  88,816   16,224,019
*   ACI Worldwide, Inc..........................................  23,490      834,365
*   ADDvantage Technologies Group, Inc..........................     400          520
*   Adobe, Inc..................................................  69,291   20,042,422
    ADTRAN, Inc.................................................   5,562       95,333
#*  Advanced Energy Industries, Inc.............................   5,544      320,221
#*  Advanced Micro Devices, Inc................................. 128,684    3,555,539
*   Agilysys, Inc...............................................   2,000       38,260
*   Akamai Technologies, Inc....................................  22,869    1,830,892
#*  Alarm.com Holdings, Inc.....................................   5,092      360,921

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
                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Alithya Group, Inc., Class A................................   1,191 $      3,811
    Alliance Data Systems Corp..................................   6,588    1,054,739
*   Alpha & Omega Semiconductor, Ltd............................   1,918       23,783
*   Altair Engineering, Inc., Class A...........................   2,800      110,432
#*  Alteryx, Inc., Class A......................................   5,286      468,551
#*  Ambarella, Inc..............................................   4,616      231,354
    Amdocs, Ltd.................................................  17,972      989,898
    American Software, Inc., Class A............................   2,676       34,654
*   Amkor Technology, Inc.......................................  20,848      188,883
    Amphenol Corp., Class A.....................................  41,589    4,140,601
    Analog Devices, Inc.........................................  52,243    6,072,726
*   Anixter International, Inc..................................   4,870      306,177
*   ANSYS, Inc..................................................  12,012    2,351,950
*   Appfolio, Inc., Class A.....................................   1,802      174,992
    Apple, Inc.................................................. 663,945  133,233,843
    Applied Materials, Inc...................................... 140,692    6,200,296
#*  Applied Optoelectronics, Inc................................   1,642       20,558
*   Arista Networks, Inc........................................   7,723    2,411,816
*   Arlo Technologies, Inc......................................   7,824       31,061
*   Arrow Electronics, Inc......................................  12,705    1,073,700
*   Aspen Technology, Inc.......................................  11,112    1,354,664
#*  Atlassian Corp. P.L.C., Class A.............................  14,704    1,619,646
*   Autodesk, Inc...............................................  30,417    5,420,614
    Automatic Data Processing, Inc..............................  60,843   10,001,981
#*  Avaya Holdings Corp.........................................  10,935      208,640
*   Avid Technology, Inc........................................   3,971       30,180
    Avnet, Inc..................................................  16,772      815,287
    AVX Corp....................................................   6,815      111,153
*   Aware, Inc..................................................   2,752        9,109
*   Axcelis Technologies, Inc...................................   6,777      144,282
*   AXT, Inc....................................................   3,074       17,522
    Badger Meter, Inc...........................................   4,800      266,304
    Bel Fuse, Inc., Class B.....................................   1,175       27,847
    Belden, Inc.................................................   5,549      308,247
    Benchmark Electronics, Inc..................................   6,470      174,884
*   Black Knight, Inc...........................................  19,942    1,125,128
    Blackbaud, Inc..............................................   7,414      587,856
    Booz Allen Hamilton Holding Corp............................  20,028    1,187,460
*   Bottomline Technologies De, Inc.............................   6,263      316,720
    Broadcom, Inc...............................................  55,985   17,825,624
    Broadridge Financial Solutions, Inc.........................  15,990    1,888,899
    Brooks Automation, Inc......................................   8,686      325,812
    Cabot Microelectronics Corp.................................   4,300      542,875
*   CACI International, Inc., Class A...........................   3,815      743,696
*   Cadence Design Systems, Inc.................................  40,107    2,782,624
#*  CalAmp Corp.................................................   5,287       77,243
*   Calix, Inc..................................................   3,886       26,619
#*  Carbonite, Inc..............................................   6,862      168,325
*   Cardtronics P.L.C., Class A.................................   5,453      194,999
    Cass Information Systems, Inc...............................   2,002       98,759
    CDK Global, Inc.............................................  18,733    1,129,975
    CDW Corp....................................................  20,673    2,183,069
*   CEVA, Inc...................................................   3,116       78,492
*   Ciena Corp..................................................  22,310      855,812
*   Cirrus Logic, Inc...........................................   7,925      377,071
    Cisco Systems, Inc.......................................... 637,693   35,678,923
*   Cision, Ltd.................................................   6,098       73,542
    Citrix Systems, Inc.........................................  19,517    1,970,436
*   Clearfield, Inc.............................................     574        8,461
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
                                                                 SHARES    VALUE+
                                                                 ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
    Cognex Corp.................................................  24,173 $1,219,044
    Cognizant Technology Solutions Corp., Class A...............  80,701  5,887,945
*   Coherent, Inc...............................................   3,548    525,139
    Cohu, Inc...................................................   4,183     62,034
*   CommScope Holding Co., Inc..................................  19,891    492,899
    Communications Systems, Inc.................................   1,155      3,199
*   CommVault Systems, Inc......................................   6,338    333,379
    Comtech Telecommunications Corp.............................   4,944    116,332
*   Conduent, Inc...............................................  23,477    301,210
*   Control4 Corp...............................................   4,282     74,550
*   CoreLogic, Inc..............................................  11,749    477,127
    Corning, Inc................................................ 111,987  3,566,786
#*  Coupa Software, Inc.........................................   5,192    536,489
*   Cray, Inc...................................................   5,750    150,995
#*  Cree, Inc...................................................  15,570  1,029,021
    CSG Systems International, Inc..............................   4,900    218,785
    CTS Corp....................................................   5,571    166,851
*   CyberOptics Corp............................................   1,199     21,270
    Cypress Semiconductor Corp..................................  49,729    854,344
    Daktronics, Inc.............................................   4,150     31,457
*   Dell Technologies, Class C..................................  16,128  1,087,188
*   Digi International, Inc.....................................   2,040     26,255
*   Diodes, Inc.................................................   6,555    238,733
    Dolby Laboratories, Inc., Class A...........................   8,303    537,121
#*  Dropbox, Inc., Class A......................................  15,910    387,886
*   DSP Group, Inc..............................................   3,109     44,428
    DXC Technology Co...........................................  38,464  2,528,623
#   Ebix, Inc...................................................   2,616    132,056
*   EchoStar Corp., Class A.....................................   6,945    276,758
*   Electronics for Imaging, Inc................................   6,167    229,351
*   EMCORE Corp.................................................     827      3,242
*   Endurance International Group Holdings, Inc.................   7,661     42,365
#   Entegris, Inc...............................................  20,172    824,228
#*  Envestnet, Inc..............................................   7,023    498,563
*   EPAM Systems, Inc...........................................   7,536  1,351,657
*   ePlus, Inc..................................................   2,095    197,538
#*  Euronet Worldwide, Inc......................................   7,490  1,122,676
    EVERTEC, Inc................................................  10,804    338,273
*   ExlService Holdings, Inc....................................   4,142    246,035
*   F5 Networks, Inc............................................   8,448  1,325,491
*   Fabrinet....................................................   5,460    330,439
*   Fair Isaac Corp.............................................   4,225  1,181,944
*   FARO Technologies, Inc......................................   2,100    118,125
    Fidelity National Information Services, Inc.................  45,878  5,318,636
*   Finisar Corp................................................  14,575    351,403
*   First Data Corp., Class A...................................  75,181  1,944,181
#*  First Solar, Inc............................................  10,243    630,252
#*  Fiserv, Inc.................................................  57,740  5,037,238
#*  Fitbit, Inc., Class A.......................................  39,694    209,584
*   FleetCor Technologies, Inc..................................  12,133  3,166,106
*   Flex, Ltd...................................................  67,259    742,539
    FLIR Systems, Inc...........................................  19,256  1,019,413
*   FormFactor, Inc.............................................  14,792    280,308
*   Fortinet, Inc...............................................  20,161  1,883,441
*   Frequency Electronics, Inc..................................     798      9,616
*   Gartner, Inc................................................  12,802  2,035,134
    Genpact, Ltd................................................  19,693    714,856
    Global Payments, Inc........................................  22,461  3,280,878
*   Globant SA..................................................   3,734    313,619

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   GoDaddy, Inc., Class A......................................  23,517 $ 1,916,635
*   GSE Systems, Inc............................................   1,745       4,450
*   GSI Technology, Inc.........................................   2,032      16,520
#*  GTT Communications, Inc.....................................   5,314     222,922
*   Guidewire Software, Inc.....................................  11,718   1,247,967
    Hackett Group, Inc. (The)...................................   5,500      84,425
*   Harmonic, Inc...............................................  10,205      57,760
    Hewlett Packard Enterprise Co............................... 202,168   3,196,276
    HP, Inc..................................................... 228,228   4,553,149
#*  HubSpot, Inc................................................   5,122     944,958
#*  Ichor Holdings, Ltd.........................................   1,685      42,428
#*  ID Systems, Inc.............................................   1,700       9,537
*   IEC Electronics Corp........................................     638       4,817
#*  II-VI, Inc..................................................   6,993     278,601
#*  Infinera Corp...............................................  10,289      44,654
#*  Inphi Corp..................................................   5,422     247,568
*   Insight Enterprises, Inc....................................   4,020     227,452
    Intel Corp.................................................. 636,880  32,506,355
    InterDigital, Inc...........................................   4,500     294,255
    International Business Machines Corp........................ 118,382  16,605,443
*   Intevac, Inc................................................   2,384      11,419
    Intuit, Inc.................................................  34,031   8,543,823
*   IPG Photonics Corp..........................................   5,020     877,145
#*  Iteris, Inc.................................................     600       2,604
*   Itron, Inc..................................................   5,589     299,906
    j2 Global, Inc..............................................   6,483     568,040
    Jabil, Inc..................................................  21,394     646,313
    Jack Henry & Associates, Inc................................  10,790   1,608,357
    Juniper Networks, Inc.......................................  48,630   1,350,455
    KBR, Inc....................................................  20,590     457,510
    KEMET Corp..................................................   8,818     157,578
*   Key Tronic Corp.............................................     749       4,157
*   Keysight Technologies, Inc..................................  25,991   2,261,997
*   Kimball Electronics, Inc....................................   1,875      28,369
    KLA-Tencor Corp.............................................  21,424   2,731,131
#*  Knowles Corp................................................  16,291     307,574
    Kulicke & Soffa Industries, Inc.............................   8,552     199,005
*   KVH Industries, Inc.........................................   2,000      19,600
    Lam Research Corp...........................................  19,385   4,021,031
*   Lattice Semiconductor Corp..................................  18,052     233,773
    Leidos Holdings, Inc........................................  18,908   1,389,360
*   Limelight Networks, Inc.....................................  14,758      43,831
#   Littelfuse, Inc.............................................   3,569     717,547
*   LiveRamp Holdings, Inc......................................   9,839     573,909
    LogMeIn, Inc................................................   7,314     602,674
#*  Lumentum Holdings, Inc......................................   8,980     556,491
#*  Luxoft Holding, Inc.........................................   2,013     117,599
#*  MACOM Technology Solutions Holdings, Inc....................   4,158      57,755
#*  MagnaChip Semiconductor Corp................................   2,100      18,585
#*  Manhattan Associates, Inc...................................   8,776     591,941
    ManTech International Corp., Class A........................   4,027     249,634
#   Marvell Technology Group, Ltd...............................  94,766   2,371,045
    Mastercard, Inc., Class A................................... 126,861  32,253,141
    Maxim Integrated Products, Inc..............................  37,289   2,237,340
    MAXIMUS, Inc................................................   8,503     626,246
#*  MaxLinear, Inc..............................................   9,642     259,466
    Methode Electronics, Inc....................................   5,669     167,292
#   Microchip Technology, Inc...................................  32,692   3,265,604
*   Micron Technology, Inc...................................... 155,454   6,538,395

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
                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Microsoft Corp.............................................. 1,018,029 $132,954,587
*   MicroStrategy, Inc., Class A................................     1,168      174,850
*   Mimecast, Ltd...............................................     2,298      118,370
    MKS Instruments, Inc........................................     7,490      681,665
#*  MongoDB, Inc................................................     4,526      637,804
    Monolithic Power Systems, Inc...............................     5,983      931,613
    Monotype Imaging Holdings, Inc..............................     4,300       74,132
    Motorola Solutions, Inc.....................................    23,431    3,395,386
    MTS Systems Corp............................................     3,390      186,382
*   Nanometrics, Inc............................................     6,070      180,825
    National Instruments Corp...................................    18,211      857,738
#*  NCR Corp....................................................    16,791      486,099
*   NeoPhotonics Corp...........................................     3,780       25,817
    NetApp, Inc.................................................    35,539    2,589,016
*   NETGEAR, Inc................................................     3,951      122,599
*   Netscout Systems, Inc.......................................    11,014      323,812
#*  New Relic, Inc..............................................     5,322      560,087
    NIC, Inc....................................................     8,518      147,021
*   Novanta, Inc................................................     4,534      394,549
*   Nuance Communications, Inc..................................    40,758      685,957
#*  Nutanix, Inc., Class A......................................    18,178      785,108
    NVIDIA Corp.................................................    80,623   14,592,763
#*  Okta, Inc...................................................    13,830    1,438,735
*   ON Semiconductor Corp.......................................    56,212    1,296,249
*   OneSpan, Inc................................................       601       11,142
*   Optical Cable Corp..........................................     1,300        6,331
    Oracle Corp.................................................   335,361   18,555,524
*   OSI Systems, Inc............................................     2,078      187,290
*   Palo Alto Networks, Inc.....................................    12,861    3,200,203
#*  PAR Technology Corp.........................................     1,750       41,492
    Park Electrochemical Corp...................................     2,544       41,849
    Paychex, Inc................................................    44,024    3,711,663
#*  Paycom Software, Inc........................................     6,622    1,341,154
*   Paylocity Holding Corp......................................     4,583      442,489
*   PayPal Holdings, Inc........................................   155,771   17,566,296
    PC Connection, Inc..........................................     1,900       70,604
*   PCM, Inc....................................................     1,468       40,502
#*  PDF Solutions, Inc..........................................     3,109       40,355
    Pegasystems, Inc............................................     4,961      372,125
*   Perceptron, Inc.............................................       528        3,844
*   Perficient, Inc.............................................     2,556       75,249
    Perspecta, Inc..............................................    19,232      443,875
*   Photronics, Inc.............................................     5,488       51,258
#*  Pivotal Software, Inc., Class A.............................     8,331      180,783
    Plantronics, Inc............................................     4,499      231,608
*   Plexus Corp.................................................     3,889      234,040
    Power Integrations, Inc.....................................     4,366      345,001
*   PRGX Global, Inc............................................     2,100       16,842
    Progress Software Corp......................................     6,750      307,867
*   Proofpoint, Inc.............................................     7,835      982,666
*   PTC, Inc....................................................    16,088    1,455,481
#*  Pure Storage, Inc., Class A.................................    25,328      578,998
    QAD, Inc., Class A..........................................       739       34,637
    QAD, Inc., Class B..........................................       184        6,100
*   Qorvo, Inc..................................................    17,687    1,337,314
    QUALCOMM, Inc...............................................   169,556   14,603,858
*   Qualys, Inc.................................................     5,250      473,865
*   Qumu Corp...................................................     1,254        3,950
*   Rambus, Inc.................................................    11,313      129,647

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
                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   RealNetworks, Inc...........................................   2,800 $     7,280
#*  RealPage, Inc...............................................  10,877     709,289
*   Red Hat, Inc................................................  23,009   4,199,833
*   Ribbon Communications, Inc..................................   7,000      37,520
*   RingCentral, Inc., Class A..................................   8,898   1,035,460
*   Rogers Corp.................................................   2,468     413,439
*   Rudolph Technologies, Inc...................................   6,603     159,727
    Sabre Corp..................................................  37,967     788,195
*   salesforce.com, Inc......................................... 101,739  16,822,544
*   Sanmina Corp................................................   8,298     281,468
*   ScanSource, Inc.............................................   2,184      82,228
    Science Applications International Corp.....................   8,020     601,099
    Seagate Technology P.L.C....................................  36,824   1,779,336
*   Semtech Corp................................................   9,964     536,761
*   ServiceNow, Inc.............................................  24,648   6,692,178
*   Silicon Laboratories, Inc...................................   5,917     637,024
    Skyworks Solutions, Inc.....................................  23,303   2,054,858
#*  SolarEdge Technologies, Inc.................................   4,173     184,864
*   Splunk, Inc.................................................  19,799   2,733,054
*   SPS Commerce, Inc...........................................   2,614     271,176
#*  Square, Inc., Class A.......................................  41,449   3,018,316
    SS&C Technologies Holdings, Inc.............................  30,412   2,057,676
*   Steel Connect, Inc..........................................   5,100       9,996
*   Stratasys, Ltd..............................................   5,216     121,272
*   Super Micro Computer, Inc...................................   3,909      87,640
*   Sykes Enterprises, Inc......................................   6,423     178,238
    Symantec Corp...............................................  78,441   1,899,057
#*  Synaptics, Inc..............................................   4,600     173,282
    SYNNEX Corp.................................................   4,883     526,778
*   Synopsys, Inc...............................................  20,768   2,514,589
*   Tableau Software, Inc., Class A.............................   9,273   1,129,544
    TE Connectivity, Ltd........................................  46,938   4,489,620
*   Tech Data Corp..............................................   5,508     587,208
*   Teradata Corp...............................................  15,885     722,291
    Teradyne, Inc...............................................  25,310   1,240,190
    TESSCO Technologies, Inc....................................   1,314      24,362
    Texas Instruments, Inc...................................... 132,090  15,564,165
    TiVo Corp...................................................  15,854     148,552
    Total System Services, Inc..................................  22,269   2,276,783
#*  Trade Desk, Inc. (The), Class A.............................   4,351     963,659
    TransAct Technologies, Inc..................................     600       5,652
    Travelport Worldwide, Ltd...................................  22,094     346,434
*   Trimble, Inc................................................  33,593   1,371,266
    TTEC Holdings, Inc..........................................   2,400      87,504
#*  TTM Technologies, Inc.......................................  10,121     134,002
#*  Twilio, Inc., Class A.......................................  10,061   1,379,765
*   Tyler Technologies, Inc.....................................   4,925   1,142,157
#   Ubiquiti Networks, Inc......................................   3,500     596,575
*   Ultimate Software Group, Inc. (The).........................   3,935   1,301,108
#*  Ultra Clean Holdings, Inc...................................   5,216      62,435
*   Unisys Corp.................................................   4,732      53,046
#   Universal Display Corp......................................   5,478     874,289
*   Veeco Instruments, Inc......................................   7,954      96,880
*   Verint Systems, Inc.........................................   8,843     534,029
*   VeriSign, Inc...............................................  15,276   3,016,246
    Versum Materials, Inc.......................................  15,347     800,806
#*  ViaSat, Inc.................................................   7,267     659,989
*   Viavi Solutions, Inc........................................  25,300     336,490
*   Virtusa Corp................................................   3,423     190,148

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
                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#   Visa, Inc., Class A......................................... 244,606 $ 40,220,565
    Vishay Intertechnology, Inc.................................  18,328      363,078
*   Vishay Precision Group, Inc.................................   1,973       74,717
    VMware, Inc., Class A.......................................  11,023    2,250,125
    Wayside Technology Group, Inc...............................     152        1,800
    Western Digital Corp........................................  30,962    1,582,777
#   Western Union Co. (The).....................................  63,452    1,233,507
*   WEX, Inc....................................................   5,640    1,186,092
*   Workday, Inc., Class A......................................  20,720    4,260,654
*   Worldpay, Inc., Class A.....................................  42,173    4,943,097
    Xerox Corp..................................................  29,346      978,983
    Xilinx, Inc.................................................  34,712    4,170,300
    Xperi Corp..................................................   5,553      137,992
*   Zebra Technologies Corp., Class A...........................   7,337    1,549,134
*   Zendesk, Inc................................................  15,467    1,357,693
*   Zix Corp....................................................   4,055       33,048
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          874,964,310
                                                                         ------------
MATERIALS -- (2.8%)
*   AdvanSix, Inc...............................................   3,590      108,526
    Air Products & Chemicals, Inc...............................  33,244    6,841,283
#   Albemarle Corp..............................................  14,666    1,100,830
#*  Alcoa Corp..................................................  25,377      677,058
#*  Allegheny Technologies, Inc.................................  16,928      421,846
    American Vanguard Corp......................................   2,950       46,433
    AptarGroup, Inc.............................................   8,000      889,920
    Ashland Global Holdings, Inc................................   9,544      768,578
    Avery Dennison Corp.........................................  11,501    1,272,586
*   Axalta Coating Systems, Ltd.................................  30,916      834,114
    Balchem Corp................................................   4,312      437,711
    Ball Corp...................................................  46,182    2,768,149
#   Bemis Co., Inc..............................................  12,291      705,749
*   Berry Global Group, Inc.....................................  18,781    1,104,323
    Boise Cascade Co............................................   7,452      206,346
    Cabot Corp..................................................   8,136      369,212
    Carpenter Technology Corp...................................   6,401      317,938
    Celanese Corp...............................................  18,430    1,988,413
#*  Century Aluminum Co.........................................   6,661       56,019
    CF Industries Holdings, Inc.................................  32,215    1,442,588
    Chase Corp..................................................   1,300      121,771
    Chemours Co. (The)..........................................  24,155      869,822
*   Clearwater Paper Corp.......................................   2,200       44,374
#   Cleveland-Cliffs, Inc.......................................  43,308      432,647
#*  Coeur Mining, Inc...........................................  19,765       71,352
    Commercial Metals Co........................................  14,074      243,339
#   Compass Minerals International, Inc.........................   4,658      267,323
    Core Molding Technologies, Inc..............................     389        3,159
*   Crown Holdings, Inc.........................................  17,992    1,045,875
    Domtar Corp.................................................   9,589      468,902
*   Dow, Inc.................................................... 107,250    6,084,292
    DowDuPont, Inc.............................................. 321,751   12,371,326
    Eagle Materials, Inc........................................   6,164      560,369
    Eastman Chemical Co.........................................  19,493    1,537,608
    Ecolab, Inc.................................................  36,235    6,670,139
    Element Solutions, Inc......................................  23,645      256,785
*   Ferro Corp..................................................  11,300      201,931
    FMC Corp....................................................  18,100    1,430,986
    Freeport-McMoRan, Inc....................................... 101,318    1,247,225
    Friedman Industries, Inc....................................     599        4,403

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
                                                                 SHARES   VALUE+
                                                                 ------ ----------
MATERIALS -- (Continued)
    FutureFuel Corp.............................................  1,256 $   18,451
*   GCP Applied Technologies, Inc...............................  8,700    250,473
#   Graphic Packaging Holding Co................................ 39,100    542,708
    Greif, Inc., Class A........................................  3,847    152,033
    Hawkins, Inc................................................    888     32,776
    Haynes International, Inc...................................  1,800     58,158
    HB Fuller Co................................................  6,500    318,305
    Hecla Mining Co............................................. 47,181     99,080
    Huntsman Corp............................................... 27,984    622,364
*   Ingevity Corp...............................................  6,510    748,715
    Innophos Holdings, Inc......................................  2,500     80,475
    Innospec, Inc...............................................  3,975    337,159
#   International Flavors & Fragrances, Inc..................... 10,654  1,468,015
    International Paper Co...................................... 52,000  2,434,120
    Kaiser Aluminum Corp........................................  1,800    177,120
*   Kraton Corp.................................................  6,011    197,281
#   Kronos Worldwide, Inc.......................................  2,426     32,994
    Linde P.L.C................................................. 42,154  7,598,680
#*  Livent Corp................................................. 16,928    182,484
    Louisiana-Pacific Corp...................................... 20,862    522,593
*   LSB Industries, Inc.........................................  2,000     11,700
    LyondellBasell Industries NV, Class A....................... 46,542  4,106,401
#   Martin Marietta Materials, Inc..............................  8,399  1,863,738
    Materion Corp...............................................  4,330    251,270
#   McEwen Mining, Inc.......................................... 13,772     19,005
    Mercer International, Inc...................................  3,588     50,806
    Minerals Technologies, Inc..................................  4,300    269,911
    Mosaic Co. (The)............................................ 52,200  1,362,942
    Myers Industries, Inc.......................................  3,889     69,574
    Neenah, Inc.................................................  2,619    177,699
#   NewMarket Corp..............................................  1,212    508,531
#   Newmont Goldcorp Corp....................................... 69,948  2,172,585
    Northern Technologies International Corp....................    300      7,944
    Nucor Corp.................................................. 42,817  2,443,566
    Olin Corp................................................... 23,348    506,418
*   OMNOVA Solutions, Inc.......................................  3,300     24,420
    Owens-Illinois, Inc......................................... 19,727    389,805
    Packaging Corp. of America.................................. 12,843  1,273,512
    PH Glatfelter Co............................................  4,200     66,276
    PolyOne Corp................................................ 10,028    277,174
    PPG Industries, Inc......................................... 32,665  3,838,137
    Quaker Chemical Corp........................................  2,116    473,603
#   Rayonier Advanced Materials, Inc............................  4,767     70,742
    Reliance Steel & Aluminum Co................................  9,186    844,745
#   Royal Gold, Inc.............................................  9,190    800,081
    RPM International, Inc...................................... 18,490  1,121,418
    Schnitzer Steel Industries, Inc., Class A...................  5,069    120,237
    Schweitzer-Mauduit International, Inc.......................  3,186    113,326
#   Scotts Miracle-Gro Co. (The)................................  5,865    498,642
#   Sealed Air Corp............................................. 23,412  1,091,467
#   Sensient Technologies Corp..................................  5,521    387,132
    Sherwin-Williams Co. (The).................................. 11,695  5,319,237
    Silgan Holdings, Inc........................................ 11,200    335,328
    Sonoco Products Co.......................................... 11,872    748,648
    Southern Copper Corp........................................ 10,534    404,716
    Steel Dynamics, Inc......................................... 29,900    947,232
    Stepan Co...................................................  2,863    264,942
#*  Summit Materials, Inc., Class A............................. 11,741    205,702
*   SunCoke Energy, Inc.........................................  6,923     59,607

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
                                                                 SHARES     VALUE+
                                                                 ------- ------------
MATERIALS -- (Continued)
    Synalloy Corp...............................................     737 $     13,008
#*  TimkenSteel Corp............................................   4,280       43,399
#*  Trecora Resources...........................................     613        5,732
    Tredegar Corp...............................................   2,230       40,185
    Trinseo SA..................................................   5,923      266,239
*   Tronox Holdings P.L.C., Class A.............................  11,867      167,799
    United States Lime & Minerals, Inc..........................     353       28,565
#   United States Steel Corp....................................  20,893      325,931
*   Universal Stainless & Alloy Products, Inc...................     545        7,843
#*  US Concrete, Inc............................................   1,426       67,207
#   Valvoline, Inc..............................................  28,562      528,397
*   Verso Corp., Class A........................................   4,311       96,221
    Vulcan Materials Co.........................................  17,700    2,232,147
    Warrior Met Coal, Inc.......................................   4,151      128,681
    Westlake Chemical Corp......................................   5,120      357,120
    WestRock Co.................................................  30,706    1,178,496
    Worthington Industries, Inc.................................   5,920      237,570
#   WR Grace & Co...............................................   9,200      695,336
                                                                         ------------
TOTAL MATERIALS.................................................          112,083,329
                                                                         ------------
REAL ESTATE -- (0.1%)
    Alexander & Baldwin, Inc....................................  10,579      249,876
#*  Altisource Portfolio Solutions SA...........................   2,400       56,808
*   CBRE Group, Inc., Class A...................................  43,844    2,282,957
#   Consolidated-Tomoka Land Co.................................     681       42,222
*   Forestar Group, Inc.........................................     384        7,400
    HFF, Inc., Class A..........................................   6,157      293,012
#*  Howard Hughes Corp. (The)...................................   5,344      593,184
    Jones Lang LaSalle, Inc.....................................   6,166      953,079
#   Kennedy-Wilson Holdings, Inc................................  15,273      328,980
#*  Marcus & Millichap, Inc.....................................   4,041      174,167
    Newmark Group, Inc., Class A................................  13,792      117,508
*   Rafael Holdings, Inc., Class B..............................     900       14,580
    RE/MAX Holdings, Inc., Class A..............................   3,149      136,446
#   Realogy Holdings Corp.......................................  17,722      230,740
#*  St Joe Co. (The)............................................   4,493       76,561
*   Tejon Ranch Co..............................................   1,978       34,120
                                                                         ------------
TOTAL REAL ESTATE...............................................            5,591,640
                                                                         ------------
UTILITIES -- (3.2%)
    AES Corp.................................................... 125,564    2,149,656
    ALLETE, Inc.................................................   7,481      609,327
    Alliant Energy Corp.........................................  33,635    1,588,581
    Ameren Corp.................................................  34,396    2,502,997
    American Electric Power Co., Inc............................  70,474    6,029,051
    American States Water Co....................................   6,335      450,862
    American Water Works Co., Inc...............................  25,559    2,765,228
#   Aqua America, Inc...........................................  26,645    1,040,754
    Artesian Resources Corp., Class A...........................     471       17,088
    Atlantica Yield P.L.C.......................................  12,795      262,170
    Atmos Energy Corp...........................................  16,887    1,728,216
#   Avangrid, Inc...............................................   8,531      436,872
    Avista Corp.................................................  11,052      476,783
    Black Hills Corp............................................   8,868      645,236
#   California Water Service Group..............................   6,569      331,012
    CenterPoint Energy, Inc.....................................  69,553    2,156,143
    Chesapeake Utilities Corp...................................   2,334      216,222
#   Clearway Energy, Inc., Class A..............................   4,576       70,333

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
                                                                  SHARES       VALUE+
                                                                 --------- --------------
UTILITIES -- (Continued)
    Clearway Energy, Inc., Class C..............................    14,582 $      231,416
    CMS Energy Corp.............................................    39,388      2,188,003
#   Connecticut Water Service, Inc..............................     1,422         97,507
    Consolidated Edison, Inc....................................    46,346      3,993,171
    Consolidated Water Co., Ltd.................................       777          9,837
    Dominion Energy, Inc........................................   106,460      8,290,040
    DTE Energy Co...............................................    25,354      3,187,251
    Duke Energy Corp............................................   100,846      9,189,088
    Edison International........................................    43,819      2,794,338
    El Paso Electric Co.........................................     5,373        328,344
    Entergy Corp................................................    25,630      2,483,547
    Evergy, Inc.................................................    37,177      2,149,574
    Eversource Energy...........................................    44,781      3,209,006
    Exelon Corp.................................................   137,166      6,988,608
#   FirstEnergy Corp............................................    73,803      3,101,940
    Genie Energy, Ltd., Class B.................................     1,800         15,642
    Hawaiian Electric Industries, Inc...........................    16,851        698,979
    IDACORP, Inc................................................     6,882        681,456
    MDU Resources Group, Inc....................................    26,707        698,388
    MGE Energy, Inc.............................................     4,689        317,867
    Middlesex Water Co..........................................     1,620         93,944
#   National Fuel Gas Co........................................    10,913        646,159
    New Jersey Resources Corp...................................    11,797        590,794
    NextEra Energy, Inc.........................................    67,630     13,149,977
    NiSource, Inc...............................................    52,656      1,462,784
    Northwest Natural Holding Co................................     3,823        255,720
    NorthWestern Corp...........................................     6,038        421,754
    NRG Energy, Inc.............................................    43,686      1,798,553
    OGE Energy Corp.............................................    27,893      1,180,990
    ONE Gas, Inc................................................     7,493        663,280
#   Ormat Technologies, Inc.....................................     5,235        305,515
    Otter Tail Corp.............................................     5,036        258,347
    Pattern Energy Group, Inc., Class A.........................    15,418        356,464
*   PG&E Corp...................................................    50,245      1,131,517
    Pinnacle West Capital Corp..................................    15,304      1,458,012
    PNM Resources, Inc..........................................    10,346        480,468
    Portland General Electric Co................................    11,307        591,469
#   PPL Corp....................................................    98,357      3,069,722
    Public Service Enterprise Group, Inc........................    72,941      4,350,931
    RGC Resources, Inc..........................................       300          8,310
#   Sempra Energy...............................................    38,937      4,981,989
    SJW Group...................................................     2,210        137,153
#   South Jersey Industries, Inc................................    12,048        386,982
    Southern Co. (The)..........................................   139,441      7,421,050
    Southwest Gas Holdings, Inc.................................     7,483        622,511
    Spire, Inc..................................................     7,306        615,092
    UGI Corp....................................................    24,114      1,314,454
    Unitil Corp.................................................     1,600         91,056
    Vistra Energy Corp..........................................    44,397      1,209,818
    WEC Energy Group, Inc.......................................    43,139      3,383,392
    Xcel Energy, Inc............................................    74,189      4,191,678
    York Water Co. (The)........................................       900         30,627
                                                                           --------------
TOTAL UTILITIES.................................................              130,791,045
                                                                           --------------
TOTAL COMMON STOCKS.............................................            3,916,511,378
                                                                           --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
    State Street Institutional U.S. Government Money Market
      Fund 2.370%............................................... 5,973,104      5,973,104
                                                                           --------------

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- --------------
SECURITIES LENDING COLLATERAL -- (3.4%)
@(S)  The DFA Short Term Investment Fund.......................... 11,976,141 $  138,575,929
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,039,218,449)...........................................            $4,061,060,411
                                                                              ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------------
                                                 LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
                                              -------------- ------------ ------------- --------------
Common Stocks
   Communication Services.................... $  387,632,836           --            -- $  387,632,836
   Consumer Discretionary....................    431,903,339 $        148            --    431,903,487
   Consumer Staples..........................    267,297,674           --            --    267,297,674
   Energy....................................    196,349,925           --            --    196,349,925
   Financials................................    555,880,891          373            --    555,881,264
   Health Care...............................    531,648,781           --            --    531,648,781
   Industrials...............................    422,367,087           --            --    422,367,087
   Information Technology....................    874,964,310           --            --    874,964,310
   Materials.................................    112,083,329           --            --    112,083,329
   Real Estate...............................      5,591,640           --            --      5,591,640
   Utilities.................................    130,791,045           --            --    130,791,045
Temporary Cash Investments...................      5,973,104           --            --      5,973,104
Securities Lending Collateral................             --  138,575,929            --    138,575,929
                                              -------------- ------------ ------------- --------------
TOTAL........................................ $3,922,483,961 $138,576,450            -- $4,061,060,411
                                              ============== ============ ============= ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMON STOCKS -- (91.3%)
COMMUNICATION SERVICES -- (3.0%)
    A.H. Belo Corp., Class A....................................    89,193 $   321,987
*   Alaska Communications Systems Group, Inc....................    14,896      25,919
#   AMC Entertainment Holdings, Inc., Class A...................   106,094   1,608,385
    ATN International, Inc......................................    46,202   2,820,632
*   Ballantyne Strong, Inc......................................    83,715     165,756
    Beasley Broadcast Group, Inc., Class A......................    26,330      96,631
#*  Cars.com, Inc...............................................   224,580   4,673,510
*   Clear Channel Outdoor Holdings, Inc., Class A...............    31,420     153,644
*   comScore, Inc...............................................     5,290      66,390
#   Consolidated Communications Holdings, Inc...................   158,162     816,116
#*  Daily Journal Corp..........................................       244      54,412
*   DHI Group, Inc..............................................    30,242      92,238
#   Emerald Expositions Events, Inc.............................    35,001     491,764
#   Entercom Communications Corp., Class A......................   208,250   1,432,760
    Entravision Communications Corp., Class A...................   173,708     498,542
    EW Scripps Co. (The), Class A...............................   288,708   6,579,655
*   Fluent, Inc.................................................     2,127      14,953
#   Gannett Co., Inc............................................   379,585   3,541,528
*   GCI Liberty, Inc., Class A..................................    92,783   5,531,722
*   Gray Television, Inc........................................   289,439   6,781,556
*   Gray Television, Inc., Class A..............................     2,809      62,360
*   Hemisphere Media Group, Inc.................................    25,582     373,753
    IDT Corp., Class B..........................................    32,125     228,730
*   IMAX Corp...................................................    55,984   1,364,890
#*  Iridium Communications, Inc.................................   234,984   6,452,661
    John Wiley & Sons, Inc., Class A............................    85,396   3,943,587
*   Liberty Latin America, Ltd., Class A........................    94,112   1,969,764
*   Liberty Latin America, Ltd., Class C........................   234,665   4,890,419
*   Liberty TripAdvisor Holdings, Inc., Class A.................   138,770   2,045,470
#   Lions Gate Entertainment Corp., Class A.....................    18,825     274,657
#   Lions Gate Entertainment Corp., Class B.....................   118,309   1,609,002
*   Madison Square Garden Co. (The), Class A....................    20,051   6,264,734
*   Marchex, Inc., Class B......................................    37,281     177,830
    Marcus Corp. (The)..........................................   108,304   4,074,396
*   Meet Group, Inc. (The)......................................   380,386   2,114,946
#   Meredith Corp...............................................   118,111   6,968,549
*   MSG Networks, Inc., Class A.................................    60,153   1,385,324
    New Media Investment Group, Inc.............................   117,095   1,251,746
#   New York Times Co. (The), Class A...........................   131,962   4,374,540
    News Corp., Class A......................................... 1,011,470  12,562,457
    News Corp., Class B.........................................   329,825   4,119,514
#   Nexstar Media Group, Inc., Class A..........................    75,908   8,885,031
#*  ORBCOMM, Inc................................................   117,287     849,158
#*  QuinStreet, Inc.............................................     6,320      90,186
*   Reading International, Inc., Class A........................    57,580     878,671
*   Reading International, Inc., Class B........................     6,238     157,510
    Saga Communications, Inc., Class A..........................    32,625   1,046,610
    Salem Media Group, Inc......................................    21,401      44,300
    Scholastic Corp.............................................   141,084   5,626,430
    Shenandoah Telecommunications Co............................    61,933   2,559,691
#   Sinclair Broadcast Group, Inc., Class A.....................   112,177   5,136,585
    Spok Holdings, Inc..........................................    50,399     698,026
*   TechTarget, Inc.............................................    36,182     603,878
    TEGNA, Inc..................................................   412,001   6,559,056

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
COMMUNICATION SERVICES -- (Continued)
    Telephone & Data Systems, Inc............................... 353,407 $ 11,266,615
    Townsquare Media, Inc., Class A.............................  21,921      123,854
*   Tribune Publishing Co.......................................  18,346      197,403
*   United States Cellular Corp.................................  90,790    4,366,999
#*  Urban One, Inc..............................................  33,283       63,903
*   Vonage Holdings Corp........................................  30,970      301,028
#*  Yelp, Inc...................................................  24,784      992,847
*   Zedge, Inc., Class B........................................   8,025       16,732
*   Zynga, Inc., Class A........................................ 637,898    3,610,503
                                                                         ------------
TOTAL COMMUNICATION SERVICES....................................          156,352,445
                                                                         ------------
CONSUMER DISCRETIONARY -- (12.1%)
*   1-800-Flowers.com, Inc., Class A............................ 169,895    3,617,065
    Aaron's, Inc................................................ 241,866   13,469,517
#   Abercrombie & Fitch Co., Class A............................ 274,730    8,211,680
    Acushnet Holdings Corp......................................  10,662      268,789
#   Adient P.L.C................................................ 250,417    5,784,633
#*  Adtalem Global Education, Inc............................... 227,790   11,234,603
    AMCON Distributing Co.......................................     388       36,536
*   American Axle & Manufacturing Holdings, Inc................. 321,628    4,744,013
    American Eagle Outfitters, Inc.............................. 357,963    8,512,360
#*  American Outdoor Brands Corp................................ 166,074    1,635,829
*   American Public Education, Inc..............................  43,293    1,385,376
*   America's Car-Mart, Inc.....................................  32,700    3,238,935
    Aramark..................................................... 130,057    4,042,172
    Ark Restaurants Corp........................................  11,846      236,268
*   Asbury Automotive Group, Inc................................     761       61,017
#*  Ascena Retail Group, Inc.................................... 520,805      619,758
#*  At Home Group, Inc.......................................... 121,885    2,863,079
#*  AutoNation, Inc............................................. 164,505    6,897,695
*   Barnes & Noble Education, Inc............................... 315,792    1,357,906
#   Barnes & Noble, Inc......................................... 482,324    2,426,090
    Bassett Furniture Industries, Inc...........................  44,588      791,883
    BBX Capital Corp............................................  48,934      271,094
*   Beazer Homes USA, Inc.......................................   4,951       65,799
#   Bed Bath & Beyond, Inc...................................... 511,708    8,550,641
#   Big Lots, Inc...............................................  88,356    3,283,309
*   Biglari Holdings, Inc., Class A.............................     214      157,718
*   Biglari Holdings, Inc., Class B.............................   2,391      333,138
#   BJ's Restaurants, Inc.......................................  51,969    2,593,773
#*  Boot Barn Holdings, Inc.....................................  72,876    2,098,100
    BorgWarner, Inc............................................. 134,478    5,617,146
    Bowl America, Inc., Class A.................................  10,764      163,707
#   Boyd Gaming Corp............................................ 179,677    5,171,104
    Brunswick Corp..............................................  10,941      560,289
#*  Build-A-Bear Workshop, Inc..................................  86,722      485,643
    Caleres, Inc................................................ 191,145    5,013,733
    Callaway Golf Co............................................ 378,120    6,639,787
    Canterbury Park Holding Corp................................   7,625      110,715
    Capri Holdings, Ltd.........................................  11,068      487,877
*   Career Education Corp....................................... 170,253    3,090,092
    Carriage Services, Inc...................................... 123,184    2,161,879
*   Carrols Restaurant Group, Inc............................... 110,870    1,087,635
    Cato Corp. (The), Class A...................................   7,702      116,762
*   Cavco Industries, Inc.......................................  27,848    3,474,595
#*  Century Casinos, Inc........................................     501        4,559
#*  Century Communities, Inc....................................  65,702    1,670,802
#*  Chegg, Inc..................................................  15,300      545,445
    Chico's FAS, Inc............................................   3,700       12,950

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Chuy's Holdings, Inc........................................  26,503 $   527,145
    Citi Trends, Inc............................................  31,809     588,785
    Columbia Sportswear Co......................................   9,424     942,117
#*  Conn's, Inc................................................. 116,150   3,004,800
*   Container Store Group, Inc. (The)...........................  24,384     210,678
#*  Cool Holdings, Inc..........................................   4,905      12,508
    Cooper Tire & Rubber Co..................................... 163,997   4,896,950
*   Cooper-Standard Holdings, Inc...............................  19,686     997,490
    Core-Mark Holding Co., Inc.................................. 203,514   7,397,734
*   Crocs, Inc..................................................  24,657     686,697
    CSS Industries, Inc.........................................  38,503     269,906
    Culp, Inc...................................................  36,886     756,901
    Dana, Inc................................................... 167,300   3,262,350
*   Deckers Outdoor Corp........................................  38,715   6,125,100
#*  Del Frisco's Restaurant Group, Inc.......................... 225,400   1,510,180
*   Del Taco Restaurants, Inc................................... 119,650   1,202,482
*   Delta Apparel, Inc..........................................  20,134     484,625
#   Designer Brands, Inc........................................ 194,009   4,316,700
#*  Destination Maternity Corp..................................  23,786      54,232
*   Destination XL Group, Inc...................................  69,900     147,489
#   Dick's Sporting Goods, Inc.................................. 262,899   9,727,263
#   Dillard's, Inc., Class A.................................... 154,053  10,544,928
#   Dine Brands Global, Inc.....................................  23,801   2,110,197
#*  Dorman Products, Inc........................................  31,097   2,726,274
    Dover Motorsports, Inc......................................  50,189     108,408
#*  Drive Shack, Inc............................................  27,340     140,528
    Educational Development Corp................................   4,552      40,968
#*  El Pollo Loco Holdings, Inc................................. 102,240   1,306,627
#*  Eldorado Resorts, Inc.......................................  67,712   3,342,941
*   Emerson Radio Corp..........................................  19,652      24,249
    Escalade, Inc...............................................  31,822     383,137
    Ethan Allen Interiors, Inc..................................  25,221     557,384
*   Everi Holdings, Inc.........................................  15,873     163,333
#*  Express, Inc................................................ 115,368     424,554
    Extended Stay America, Inc.................................. 124,110   2,222,810
*   Fiesta Restaurant Group, Inc................................  44,668     565,497
    Flanigan's Enterprises, Inc.................................   5,416     135,048
    Flexsteel Industries, Inc...................................  28,580     619,043
    Foot Locker, Inc............................................ 225,938  12,925,913
#*  Fossil Group, Inc...........................................  86,728   1,133,535
#*  Francesca's Holdings Corp...................................   3,575       2,473
#*  Gaia, Inc...................................................   3,755      39,728
#   GameStop Corp., Class A..................................... 194,820   1,685,193
    Gaming Partners International Corp..........................     100       1,374
*   Genesco, Inc................................................  79,852   3,578,168
    Gentex Corp................................................. 386,914   8,910,629
*   Gentherm, Inc...............................................  30,247   1,281,263
*   G-III Apparel Group, Ltd.................................... 170,619   7,362,210
    Goodyear Tire & Rubber Co. (The)............................ 704,881  13,540,764
    Graham Holdings Co., Class B................................  15,808  11,752,141
*   Green Brick Partners, Inc...................................  34,057     304,470
    Group 1 Automotive, Inc..................................... 122,299   9,577,235
#   Guess?, Inc................................................. 218,927   4,459,543
#*  Habit Restaurants, Inc. (The), Class A......................  62,308     664,203
    Hamilton Beach Brands Holding Co., Class A..................  40,747     737,521
#   Harley-Davidson, Inc........................................  73,625   2,741,059
#   Haverty Furniture Cos., Inc................................. 108,607   2,587,019
    Haverty Furniture Cos., Inc., Class A.......................     700      16,653
*   Helen of Troy, Ltd.......................................... 120,833  17,399,952

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Hibbett Sports, Inc.........................................    53,688 $ 1,111,342
    Hooker Furniture Corp.......................................    63,134   1,882,024
#*  Horizon Global Corp.........................................    64,064     178,098
*   Houghton Mifflin Harcourt Co................................    69,931     498,608
#   International Game Technology P.L.C.........................    41,414     605,887
    International Speedway Corp., Class A.......................    44,364   1,957,340
#*  iRobot Corp.................................................     1,711     177,157
*   J Alexander's Holdings, Inc.................................    25,557     280,871
#   J. Jill, Inc................................................    14,926      83,735
    Johnson Outdoors, Inc., Class A.............................    56,684   4,345,962
*   K12, Inc....................................................   189,192   5,698,463
#*  Kirkland's, Inc.............................................    66,123     388,803
#   Kohl's Corp.................................................   287,863  20,467,059
*   Lakeland Industries, Inc....................................    32,486     412,247
#*  Lands' End, Inc.............................................    10,353     181,281
*   Laureate Education, Inc., Class A...........................    37,467     589,731
    La-Z-Boy, Inc...............................................   211,867   6,949,238
    LCI Industries..............................................     3,680     323,288
*   Leaf Group, Ltd.............................................    96,121     806,455
#*  LGI Homes, Inc..............................................     9,985     692,060
*   Libbey, Inc.................................................    85,600     214,000
*   Liberty Expedia Holdings, Inc., Class A.....................   145,510   6,754,574
#   Liberty Tax, Inc............................................    19,597     176,373
    Lifetime Brands, Inc........................................    61,457     581,383
*   Lincoln Educational Services Corp...........................     8,887      27,016
*   Liquidity Services, Inc.....................................    75,447     512,285
#   Lithia Motors, Inc., Class A................................    85,067   9,656,806
#*  Lumber Liquidators Holdings, Inc............................    24,414     322,753
*   M/I Homes, Inc..............................................    95,252   2,683,249
    Macy's, Inc.................................................   679,841  16,003,457
*   MarineMax, Inc..............................................   136,673   2,363,076
    Marriott Vacations Worldwide Corp...........................   186,651  19,715,945
    MDC Holdings, Inc...........................................   160,326   4,899,563
>>  Media General, Inc. Contingent Value Rights.................   109,358       4,287
*   Meritage Homes Corp.........................................    93,172   4,765,748
*   Modine Manufacturing Co.....................................   161,259   2,385,021
*   Monarch Casino & Resort, Inc................................     8,637     368,713
    Monro, Inc..................................................     3,107     260,460
#*  Motorcar Parts of America, Inc..............................    71,927   1,486,012
#   Movado Group, Inc...........................................    70,300   2,506,195
*   Murphy USA, Inc.............................................    22,484   1,921,707
    Nathan's Famous, Inc........................................     8,610     594,520
#*  National Vision Holdings, Inc...............................    19,000     513,000
*   Nautilus, Inc...............................................    32,258     172,580
    Newell Brands, Inc..........................................    85,512   1,229,663
    Office Depot, Inc........................................... 3,574,234   8,578,162
    Oxford Industries, Inc......................................    15,090   1,253,375
    P&F Industries, Inc., Class A...............................     1,423      11,733
#*  Party City Holdco, Inc......................................   125,222     838,987
#   Penske Automotive Group, Inc................................   251,155  11,533,038
*   Playa Hotels & Resorts NV...................................    25,103     200,824
    PulteGroup, Inc.............................................   999,613  31,447,825
    PVH Corp....................................................    67,602   8,719,982
*   Qurate Retail, Inc..........................................   212,931   3,630,474
    Ralph Lauren Corp...........................................    34,537   4,544,378
    RCI Hospitality Holdings, Inc...............................    40,210     915,582
*   Red Lion Hotels Corp........................................    91,123     721,694
#*  Red Robin Gourmet Burgers, Inc..............................    83,473   2,673,640
*   Regis Corp..................................................   113,087   2,116,989

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Rocky Brands, Inc...........................................    19,704 $    502,649
#   RTW RetailWinds, Inc........................................    48,399      112,286
*   Rubicon Project, Inc. (The).................................   211,583    1,352,015
    Service Corp. International.................................     7,280      302,921
*   Shiloh Industries, Inc......................................    88,974      508,931
#   Shoe Carnival, Inc..........................................   103,146    3,678,186
*   Shutterfly, Inc.............................................    19,071      835,882
    Signet Jewelers, Ltd........................................   172,471    3,997,878
*   Skechers U.S.A., Inc., Class A..............................    93,500    2,960,210
#   Skyline Champion Corp.......................................    27,863      588,188
#   Sonic Automotive, Inc., Class A.............................    15,860      320,848
    Speedway Motorsports, Inc...................................   110,179    2,021,785
#*  Stamps.com, Inc.............................................     8,791      754,268
    Standard Motor Products, Inc................................   123,563    6,174,443
*   Stoneridge, Inc.............................................    78,685    2,473,070
#   Strattec Security Corp......................................    10,855      328,798
    Superior Group of Cos, Inc..................................    78,672    1,316,969
*   Tandy Leather Factory, Inc..................................    48,594      287,676
*   Taylor Morrison Home Corp., Class A.........................   409,847    7,934,638
    Tenneco, Inc., Class A......................................    92,977    2,038,056
    Thor Industries, Inc........................................    72,649    4,785,390
    Tile Shop Holdings, Inc.....................................   143,070      695,320
    Tilly's, Inc., Class A......................................    54,407      639,826
    Toll Brothers, Inc..........................................   777,321   29,615,930
*   TopBuild Corp...............................................    76,415    5,443,040
    Tower International, Inc....................................    52,142    1,216,994
*   Trans World Entertainment Corp..............................    50,790       18,289
*   TravelCenters of America LLC................................    82,609      331,262
#*  TRI Pointe Group, Inc.......................................   457,997    5,976,861
*   Unifi, Inc..................................................    94,608    1,911,082
*   Universal Electronics, Inc..................................    38,433    1,462,376
*   Universal Technical Institute, Inc..........................     3,080       10,441
#*  Urban Outfitters, Inc.......................................   428,884   12,750,721
*   Vera Bradley, Inc...........................................   102,746    1,261,721
*   Vista Outdoor, Inc..........................................   265,766    2,293,561
#*  Visteon Corp................................................    12,435      820,959
*   Vitamin Shoppe, Inc.........................................   133,978      841,382
*   VOXX International Corp.....................................    85,966      374,812
    Weyco Group, Inc............................................    22,488      771,563
#   Winnebago Industries, Inc...................................    81,619    2,886,864
    Wolverine World Wide, Inc...................................    13,804      508,125
*   ZAGG, Inc...................................................    69,893      575,918
    Zovio, Inc..................................................   124,362      748,659
#*  Zumiez, Inc.................................................    23,247      619,068
                                                                           ------------
TOTAL CONSUMER DISCRETIONARY....................................            628,427,179
                                                                           ------------
CONSUMER STAPLES -- (3.7%)
    Alico, Inc..................................................    12,597      349,945
    Andersons, Inc. (The).......................................   100,694    3,292,694
*   Bridgford Foods Corp........................................     2,376       66,528
    Bunge, Ltd..................................................   219,334   11,495,295
#   Cal-Maine Foods, Inc........................................    27,736    1,140,227
    Casey's General Stores, Inc.................................     4,430      586,310
#*  Central Garden & Pet Co.....................................    61,250    1,652,525
*   Central Garden & Pet Co., Class A...........................   176,558    4,322,140
*   Chefs' Warehouse, Inc. (The)................................    82,152    2,684,727
#   Coca-Cola Consolidated, Inc.................................     2,705      879,206
#   Coty, Inc., Class A......................................... 1,408,010   15,234,668
*   Craft Brew Alliance, Inc....................................    90,069    1,270,874

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE+
                                                                   ------- ------------
CONSUMER STAPLES -- (Continued)
*   Darling Ingredients, Inc...................................... 586,980 $ 12,802,034
#   Dean Foods Co.................................................  61,800      105,060
*   Edgewell Personal Care Co..................................... 144,953    5,976,412
#*  elf Beauty Inc................................................   8,723      111,567
*   Farmer Brothers Co............................................  42,591      858,635
    Fresh Del Monte Produce, Inc.................................. 237,709    7,014,793
#*  Hain Celestial Group, Inc. (The).............................. 181,064    3,950,816
#*  Hostess Brands, Inc........................................... 255,146    3,418,956
    Ingles Markets, Inc., Class A.................................  64,605    1,773,407
    Ingredion, Inc................................................  75,137    7,119,231
    Inter Parfums, Inc............................................  21,902    1,587,676
    J&J Snack Foods Corp..........................................     800      125,744
    John B. Sanfilippo & Son, Inc.................................  37,213    2,683,429
*   Landec Corp................................................... 116,744    1,226,979
    Limoneira Co..................................................  24,533      560,334
    Mannatech, Inc................................................   7,995      143,590
#   MGP Ingredients, Inc..........................................  11,800    1,036,866
*   Natural Alternatives International, Inc.......................  27,320      355,433
#*  Natural Grocers by Vitamin Cottage, Inc.......................  51,691      639,935
*   Nature's Sunshine Products, Inc...............................   1,214       10,926
    Oil-Dri Corp. of America......................................  28,763      914,951
*   Pilgrim's Pride Corp.......................................... 100,890    2,714,950
*   Post Holdings, Inc............................................ 241,453   27,231,069
    PriceSmart, Inc...............................................  30,446    1,820,975
#*  Pyxus International, Inc......................................  11,017      251,518
#   Sanderson Farms, Inc..........................................  93,081   14,113,872
    Seaboard Corp.................................................   2,639   11,863,836
*   Seneca Foods Corp., Class A...................................  31,621      782,620
*   Seneca Foods Corp., Class B...................................   1,786       43,632
*   Simply Good Foods Co. (The)...................................   6,500      145,990
*   Smart & Final Stores, Inc..................................... 140,032      914,409
    SpartanNash Co................................................ 176,056    2,846,826
#   Spectrum Brands Holdings, Inc.................................  33,840    2,083,529
#*  TreeHouse Foods, Inc.......................................... 171,884   11,512,790
#*  United Natural Foods, Inc.....................................  63,117      815,472
    Universal Corp................................................ 108,949    5,867,993
*   US Foods Holding Corp......................................... 205,491    7,510,696
#   Village Super Market, Inc., Class A...........................  35,410    1,040,346
#   Weis Markets, Inc.............................................  73,706    3,099,337
                                                                           ------------
TOTAL CONSUMER STAPLES............................................          190,051,773
                                                                           ------------
ENERGY -- (6.1%)
    Adams Resources & Energy, Inc.................................  23,604      853,285
    Antero Midstream Corp.........................................  14,037      171,392
#*  Antero Resources Corp.........................................  15,825      114,731
*   Apergy Corp...................................................  49,388    1,960,210
#   Arch Coal, Inc., Class A......................................  57,282    5,555,208
    Archrock, Inc................................................. 192,548    1,946,660
*   Ardmore Shipping Corp.........................................  48,390      337,762
*   Aspen Aerogels, Inc...........................................  11,182       45,734
*   Barnwell Industries, Inc......................................  21,637       28,790
    Berry Petroleum Corp..........................................   5,056       57,436
#*  Bonanza Creek Energy, Inc.....................................  51,697    1,244,347
*   C&J Energy Services, Inc......................................  85,157    1,196,456
#*  Callon Petroleum Co........................................... 516,093    3,875,858
#*  CARBO Ceramics, Inc...........................................  92,500      251,600
#*  Carrizo Oil & Gas, Inc........................................ 135,682    1,739,443
#*  Centennial Resource Development, Inc., Class A................ 106,078    1,117,001
    Cimarex Energy Co.............................................  77,659    5,332,067

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                    SHARES     VALUE+
                                                                   --------- -----------
ENERGY -- (Continued)
*   Clean Energy Fuels Corp.......................................   739,922 $ 2,323,355
*   CNX Resources Corp............................................   469,268   4,204,641
*   CONSOL Energy, Inc............................................    97,411   3,302,233
#*  Contango Oil & Gas Co.........................................    59,175     178,709
    CVR Energy, Inc...............................................    10,755     490,536
*   Dawson Geophysical Co.........................................    36,829     103,121
    Delek US Holdings, Inc........................................   279,715  10,366,238
#*  Denbury Resources, Inc........................................   649,572   1,448,546
    DHT Holdings, Inc.............................................   325,442   1,734,606
#*  Diamond Offshore Drilling, Inc................................   140,515   1,364,401
#   DMC Global, Inc...............................................    16,522   1,144,975
*   Dorian LPG, Ltd...............................................    46,458     372,593
#*  Dril-Quip, Inc................................................     9,939     432,943
*   Earthstone Energy, Inc., Class A..............................    18,062     121,015
#   EnLink Midstream LLC..........................................   275,366   3,219,029
#   Ensco Rowan P.L.C., Class A...................................   634,689   8,866,605
*   Era Group, Inc................................................   147,601   1,422,874
*   Exterran Corp.................................................   125,763   1,788,350
#*  Extraction Oil & Gas, Inc.....................................   225,806   1,061,288
#*  Forum Energy Technologies, Inc................................   229,006   1,369,456
#*  Frank's International NV......................................   137,900     805,336
    GasLog, Ltd...................................................   147,742   2,309,207
*   Geospace Technologies Corp....................................    45,497     611,935
*   Goodrich Petroleum Corp.......................................     1,736      23,766
#   Green Plains, Inc.............................................   135,748   2,357,943
*   Gulf Island Fabrication, Inc..................................    49,402     424,857
    Hallador Energy Co............................................    50,827     262,267
*   Helix Energy Solutions Group, Inc.............................   289,206   2,261,591
    Helmerich & Payne, Inc........................................   295,777  17,308,870
#*  HighPoint Resources Corp......................................   106,469     291,725
    HollyFrontier Corp............................................   409,728  19,556,317
#*  Hornbeck Offshore Services, Inc...............................   879,556   1,143,423
#*  Independence Contract Drilling, Inc...........................    62,046     175,590
*   International Seaways, Inc....................................    95,135   1,695,306
#*  Jagged Peak Energy, Inc.......................................    49,154     519,558
*   Keane Group, Inc..............................................   128,877   1,351,920
#*  KLX Energy Services Holdings, Inc.............................    77,894   2,184,927
    Kosmos Energy, Ltd............................................   577,915   3,866,251
*   Laredo Petroleum, Inc.........................................   348,404   1,052,180
*   Lonestar Resources US, Inc., Class A..........................    30,079     119,714
#   Mammoth Energy Services, Inc..................................    23,615     368,158
#*  Matador Resources Co..........................................   238,466   4,695,396
*   Matrix Service Co.............................................    34,373     674,055
#*  McDermott International, Inc..................................   485,972   3,931,513
*   Midstates Petroleum Co., Inc..................................    16,361     208,930
*   Mitcham Industries, Inc.......................................    59,218     220,883
    Murphy Oil Corp...............................................   583,871  15,904,646
    Nabors Industries, Ltd........................................   805,331   2,818,658
    NACCO Industries, Inc., Class A...............................    24,983   1,021,555
*   Natural Gas Services Group, Inc...............................    74,321   1,194,338
    Navios Maritime Acquisition Corp..............................     1,692      12,182
#*  NCS Multistage Holdings, Inc..................................     3,313      13,153
#*  Newpark Resources, Inc........................................   407,016   2,971,217
*   Nine Energy Service, Inc......................................     7,580     152,585
#*  Noble Corp. P.L.C.............................................   428,048   1,125,766
*   Northern Oil and Gas, Inc.....................................    38,881     103,035
#*  Oasis Petroleum, Inc.......................................... 1,051,908   6,416,639
*   Oceaneering International, Inc................................   316,191   6,070,867
*   Oil States International, Inc.................................    84,833   1,638,974

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
ENERGY -- (Continued)
    Panhandle Oil and Gas, Inc., Class A........................    15,559 $    233,385
*   Par Pacific Holdings, Inc...................................    50,474      986,262
*   Parsley Energy, Inc., Class A...............................   680,573   13,584,237
    Patterson-UTI Energy, Inc...................................   593,860    8,070,557
    PBF Energy, Inc., Class A...................................   414,644   13,923,746
*   PDC Energy, Inc.............................................   193,714    8,424,622
    Peabody Energy Corp.........................................   129,119    3,714,754
#*  Penn Virginia Corp..........................................    36,635    1,644,911
*   ProPetro Holding Corp.......................................    10,427      230,750
*   QEP Resources, Inc..........................................   905,808    6,811,676
#   Range Resources Corp........................................   440,641    3,983,395
#*  Renewable Energy Group, Inc.................................   202,352    4,880,730
*   REX American Resources Corp.................................    42,255    3,570,970
#*  RigNet, Inc.................................................   101,553      953,583
*   Ring Energy, Inc............................................    59,820      309,868
*   Roan Resources, Inc.........................................     1,582        8,970
#   RPC, Inc....................................................    73,343      754,699
*   SandRidge Energy, Inc.......................................    22,343      186,787
#   Scorpio Tankers, Inc........................................   117,847    3,038,096
*   SEACOR Holdings, Inc........................................    69,262    3,084,929
#*  SEACOR Marine Holdings, Inc.................................    69,646      945,793
#*  Select Energy Services, Inc., Class A.......................    98,523    1,134,985
#   Ship Finance International, Ltd.............................   157,726    2,012,584
*   SilverBow Resources, Inc....................................     3,484       63,200
    SM Energy Co................................................   433,444    6,904,763
#*  Southwestern Energy Co...................................... 1,612,340    6,368,743
#*  SRC Energy, Inc.............................................   320,246    1,969,513
*   Superior Energy Services, Inc...............................   148,234      532,160
*   Talos Energy, Inc...........................................    28,422      844,133
#   Targa Resources Corp........................................    40,342    1,619,731
*   TETRA Technologies, Inc.....................................   116,342      276,894
#*  Tidewater, Inc..............................................    31,228      702,630
#*  Transocean, Ltd.............................................   306,365    2,408,029
#*  Unit Corp...................................................   134,748    1,827,183
#   US Silica Holdings, Inc.....................................   164,562    2,603,371
#*  Whiting Petroleum Corp......................................   284,926    7,804,123
    World Fuel Services Corp....................................   102,837    3,172,521
*   WPX Energy, Inc............................................. 1,281,782   17,803,952
                                                                           ------------
TOTAL ENERGY....................................................            316,399,962
                                                                           ------------
FINANCIALS -- (27.5%)
    1st Constitution Bancorp....................................     4,837       90,839
    1st Source Corp.............................................   157,047    7,354,511
    ACNB Corp...................................................     2,174       82,329
*   Alleghany Corp..............................................     1,573    1,033,272
*   Allegiance Bancshares, Inc..................................    23,593      815,610
*   A-Mark Precious Metals, Inc.................................     3,456       38,915
*   Ambac Financial Group, Inc..................................    12,275      229,543
    American Equity Investment Life Holding Co..................   329,109    9,679,096
    American Financial Group, Inc...............................   177,242   18,349,864
    American National Bankshares, Inc...........................    19,344      731,590
    American National Insurance Co..............................    41,760    4,730,990
    American River Bankshares...................................     8,728      111,806
    Ameris Bancorp..............................................    97,815    3,566,335
    AMERISAFE, Inc..............................................    58,498    3,464,252
    AmeriServ Financial, Inc....................................    72,711      300,296
    Ames National Corp..........................................     2,159       60,992
    Argo Group International Holdings, Ltd......................   185,670   14,495,257
    Arrow Financial Corp........................................    10,070      338,856

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Associated Banc-Corp........................................ 523,118 $11,869,547
#   Associated Capital Group, Inc., Class A.....................     264      10,906
    Assurant, Inc............................................... 256,107  24,330,165
    Assured Guaranty, Ltd....................................... 451,046  21,514,894
*   Asta Funding, Inc...........................................   6,462      30,145
*   Athene Holding, Ltd., Class A............................... 170,170   7,684,877
    Atlantic American Corp......................................   9,523      23,427
*   Atlantic Capital Bancshares, Inc............................  57,849   1,008,887
*   Atlanticus Holdings Corp....................................  55,958     196,413
*   Atlas Financial Holdings, Inc...............................  34,735      44,461
#   Auburn National Bancorporation, Inc.........................     513      18,350
    Axis Capital Holdings, Ltd.................................. 302,382  17,190,417
#*  Axos Financial, Inc......................................... 227,512   7,444,193
#   Banc of California, Inc..................................... 103,731   1,505,137
    BancFirst Corp..............................................  18,886   1,065,170
#*  Bancorp of New Jersey, Inc..................................     596       8,022
*   Bancorp, Inc. (The)......................................... 167,509   1,710,267
#   BancorpSouth Bank........................................... 275,023   8,382,701
    Bank of Commerce Holdings...................................  14,524     157,150
    Bank of Marin Bancorp.......................................  23,781   1,007,125
    Bank of Princeton (The).....................................     770      23,177
    Bank OZK.................................................... 298,035   9,730,843
    BankFinancial Corp..........................................  64,113     962,336
    BankUnited, Inc............................................. 171,407   6,270,068
#   Bankwell Financial Group, Inc...............................   5,258     160,316
    Banner Corp................................................. 102,986   5,460,318
    Bar Harbor Bankshares.......................................  40,267   1,058,217
*   Baycom Corp.................................................  10,560     243,408
    BCB Bancorp, Inc............................................  13,393     177,055
    Berkshire Hills Bancorp, Inc................................ 115,859   3,474,611
*   Blucora, Inc................................................ 156,597   5,480,895
    Blue Capital Reinsurance Holdings, Ltd......................  14,847     110,462
    BOK Financial Corp.......................................... 127,970  11,151,306
    Boston Private Financial Holdings, Inc...................... 233,781   2,676,792
    Bridge Bancorp, Inc.........................................  34,775   1,077,677
*   Brighthouse Financial, Inc..................................  26,074   1,089,632
    Brookline Bancorp, Inc...................................... 273,201   4,111,675
    Bryn Mawr Bank Corp.........................................  37,657   1,434,355
*   Byline Bancorp, Inc.........................................   1,087      21,762
    C&F Financial Corp..........................................   7,197     349,055
    Cadence BanCorp............................................. 289,104   6,577,116
    California First National Bancorp...........................  14,758     226,904
#   Cambridge Bancorp...........................................     893      74,878
    Camden National Corp........................................  41,906   1,843,026
*   Cannae Holdings, Inc........................................  95,755   2,458,031
    Capital City Bank Group, Inc................................ 102,934   2,361,306
    Capitol Federal Financial, Inc.............................. 462,697   6,385,219
    Capstar Financial Holdings, Inc.............................   2,208      34,202
    Carolina Financial Corp.....................................  31,787   1,147,193
    Cathay General Bancorp...................................... 281,020  10,338,726
    CBTX, Inc...................................................     724      22,951
    CenterState Banks Corp...................................... 188,385   4,649,342
    Central Pacific Financial Corp..............................  38,844   1,165,708
    Central Valley Community Bancorp............................  10,694     218,799
    Century Bancorp, Inc., Class A..............................   6,589     604,014
#   Chemical Financial Corp..................................... 214,298   9,414,111
    Chemung Financial Corp......................................   1,976      93,623
    CIT Group, Inc.............................................. 300,191  15,991,175
    Citizens & Northern Corp....................................   9,909     280,920

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Citizens Community Bancorp, Inc.............................    32,725 $   384,846
    Citizens Holding Co.........................................     1,122      24,145
#*  Citizens, Inc...............................................   155,198   1,049,138
#   City Holding Co.............................................    14,788   1,173,871
    Civista Bancshares, Inc.....................................    11,915     262,130
    CNB Financial Corp..........................................    14,523     413,615
    CNO Financial Group, Inc.................................... 1,201,584  19,886,215
    Codorus Valley Bancorp, Inc.................................     7,099     150,215
    Colony Bankcorp, Inc........................................     4,653      79,613
    Columbia Banking System, Inc................................   182,460   6,849,548
#   Community Bank System, Inc..................................   133,267   8,856,925
    Community Bankers Trust Corp................................     3,617      28,502
#   Community Financial Corp. (The).............................     2,339      71,620
    Community Trust Bancorp, Inc................................    54,019   2,282,303
    Community West Bancshares...................................    18,755     191,113
    ConnectOne Bancorp, Inc.....................................   113,098   2,468,929
*   Consumer Portfolio Services, Inc............................    77,692     273,476
#*  Cowen, Inc..................................................    66,804   1,118,967
#   Crawford & Co., Class A.....................................     1,705      15,345
#*  Customers Bancorp, Inc......................................    32,075     726,499
    CVB Financial Corp..........................................    34,390     746,263
    Dime Community Bancshares, Inc..............................   128,606   2,591,411
    DNB Financial Corp..........................................       400      16,392
    Donegal Group, Inc., Class A................................    78,298   1,057,023
    Donegal Group, Inc., Class B................................     6,421      75,447
*   Donnelley Financial Solutions, Inc..........................     5,004      76,611
    E*TRADE Financial Corp......................................    63,349   3,209,260
*   Eagle Bancorp, Inc..........................................    37,180   2,054,567
    East West Bancorp, Inc......................................       850      43,758
*   Elevate Credit, Inc.........................................    19,200      86,016
    EMC Insurance Group, Inc....................................   196,319   6,303,803
    Employers Holdings, Inc.....................................   109,964   4,719,655
#*  Encore Capital Group, Inc...................................    80,657   2,279,367
*   Enova International, Inc....................................    70,042   1,921,252
*   Enstar Group, Ltd...........................................     7,787   1,380,324
*   Entegra Financial Corp......................................     2,772      81,774
    Enterprise Bancorp, Inc.....................................    11,430     362,674
    Enterprise Financial Services Corp..........................    42,119   1,791,742
*   Equity Bancshares, Inc., Class A............................    18,432     484,024
    ESSA Bancorp, Inc...........................................    24,400     373,564
    Evans Bancorp, Inc..........................................     8,795     323,128
    Everest Re Group, Ltd.......................................     5,396   1,270,758
#*  EZCORP, Inc., Class A.......................................   128,140   1,392,882
    Farmers National Banc Corp..................................    30,337     436,549
#   FB Financial Corp...........................................     7,370     270,774
    FBL Financial Group, Inc., Class A..........................   120,579   7,532,570
    Federal Agricultural Mortgage Corp., Class A................     2,759     195,613
    Federal Agricultural Mortgage Corp., Class C................    43,772   3,347,683
    FedNat Holding Co...........................................    56,799     924,120
    Fidelity Southern Corp......................................    78,881   2,296,226
    Fifth Third Bancorp.........................................   224,158   6,460,234
    Financial Institutions, Inc.................................    49,428   1,359,270
*   First Acceptance Corp.......................................    90,168     108,202
    First American Financial Corp...............................   291,331  16,623,347
    First Bancorp...............................................    63,922   2,423,283
    First BanCorp...............................................   613,105   6,928,087
    First Bancorp, Inc..........................................    21,677     581,160
    First Bancshares, Inc. (The)................................    11,658     359,999
    First Bank..................................................    11,626     132,653

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    First Busey Corp............................................  79,902 $ 2,064,668
    First Business Financial Services, Inc......................  11,592     266,964
    First Choice Bancorp........................................     400       8,504
    First Citizens BancShares, Inc., Class A....................  21,741   9,745,403
    First Commonwealth Financial Corp........................... 285,908   3,891,208
    First Community Bancshares, Inc.............................  43,278   1,504,343
#   First Community Corp........................................   2,111      39,666
    First Defiance Financial Corp...............................  66,636   1,966,428
#   First Financial Bancorp..................................... 352,259   8,841,701
    First Financial Corp........................................  45,672   1,880,316
    First Financial Northwest, Inc..............................  77,636   1,298,850
    First Foundation, Inc.......................................  89,942   1,278,076
#   First Horizon National Corp................................. 612,835   9,247,680
    First Internet Bancorp......................................   4,969     108,771
    First Interstate BancSystem, Inc., Class A.................. 121,991   5,155,340
    First Merchants Corp........................................ 165,434   6,066,465
    First Mid Bancshares, Inc...................................  11,265     388,530
    First Midwest Bancorp, Inc.................................. 390,902   8,392,666
    First Northwest Bancorp.....................................   7,168     116,695
    First of Long Island Corp. (The)............................  30,590     711,829
#   First Savings Financial Group, Inc..........................     426      24,751
    First United Corp...........................................   7,060     133,575
    FirstCash, Inc..............................................  63,436   6,196,428
    Flagstar Bancorp, Inc....................................... 189,364   6,769,763
    Flushing Financial Corp..................................... 119,416   2,698,802
#   FNB Corp.................................................... 932,800  11,314,864
#   Franklin Financial Network, Inc.............................  35,837     990,893
    FS Bancorp, Inc.............................................   2,794     144,422
#   Fulton Financial Corp....................................... 616,277  10,630,778
#   GAIN Capital Holdings, Inc..................................  29,796     157,025
    GAMCO Investors, Inc., Class A..............................  28,177     610,877
#*  Genworth Financial, Inc., Class A...........................  20,742      78,612
    German American Bancorp, Inc................................  93,044   2,777,363
    Glacier Bancorp, Inc........................................  75,513   3,216,099
    Global Indemnity, Ltd.......................................  60,021   1,848,647
    Great Southern Bancorp, Inc.................................  37,966   2,200,130
    Great Western Bancorp, Inc.................................. 166,365   5,851,057
#*  Greenlight Capital Re, Ltd., Class A........................  53,980     646,680
    Guaranty Bancshares, Inc....................................   2,723      76,435
    Guaranty Federal Bancshares, Inc............................  14,051     319,239
*   Hallmark Financial Services, Inc............................  59,157     679,122
    Hancock Whitney Corp........................................ 247,475  10,824,557
    Hanmi Financial Corp........................................ 114,493   2,715,774
    Hanover Insurance Group, Inc. (The)......................... 140,426  16,936,780
*   HarborOne Bancorp, Inc......................................  10,255     191,974
    Hawthorn Bancshares, Inc....................................  13,853     325,684
#   HCI Group, Inc..............................................  32,155   1,370,446
#   Heartland Financial USA, Inc................................  55,170   2,477,133
    Heritage Commerce Corp...................................... 113,213   1,417,427
#   Heritage Financial Corp.....................................  65,383   1,979,143
    Heritage Insurance Holdings, Inc............................  28,791     392,709
    Hilltop Holdings, Inc....................................... 306,847   6,452,992
    Hingham Institution for Savings.............................   1,599     295,831
*   HMN Financial, Inc..........................................  17,795     394,159
    Home Bancorp, Inc...........................................   5,660     207,382
#   Home BancShares, Inc........................................  30,232     580,152
*   HomeStreet, Inc.............................................  71,609   2,015,077
    HomeTrust Bancshares, Inc...................................  21,623     548,359
    Hope Bancorp, Inc........................................... 385,386   5,418,527

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    HopFed Bancorp, Inc.........................................  27,899 $   545,146
    Horace Mann Educators Corp.................................. 226,292   8,730,345
    Horizon Bancorp, Inc........................................  76,858   1,250,480
#*  Howard Bancorp, Inc.........................................   6,143      92,329
    IBERIABANK Corp............................................. 171,946  13,669,707
#   Independence Holding Co.....................................   3,273     125,290
    Independent Bank Corp.......................................  73,640   5,908,137
    Independent Bank Corp.......................................  43,229     930,720
    Independent Bank Group, Inc.................................  58,226   3,318,882
    International Bancshares Corp............................... 231,738   9,610,175
*   INTL. FCStone, Inc..........................................  41,691   1,690,987
    Invesco, Ltd................................................ 576,905  12,674,603
    Investar Holding Corp.......................................   3,508      81,666
    Investors Bancorp, Inc...................................... 954,946  11,220,616
    Investors Title Co..........................................   7,512   1,268,927
    James River Group Holdings, Ltd.............................  12,755     538,516
#   Janus Henderson Group P.L.C................................. 553,066  13,865,365
    Jefferies Financial Group, Inc..............................  14,822     304,889
    Kearny Financial Corp....................................... 268,141   3,753,974
    Kemper Corp................................................. 247,151  22,213,932
    Kentucky First Federal Bancorp..............................     496       3,787
    Kingstone Cos., Inc.........................................  17,137     198,961
    Ladenburg Thalmann Financial Services, Inc..................  17,957      65,902
    Lake Shore Bancorp, Inc.....................................   1,066      16,043
    Lakeland Bancorp, Inc....................................... 160,777   2,662,467
    Lakeland Financial Corp.....................................  32,815   1,566,916
    Landmark Bancorp, Inc.......................................   3,267      80,956
    LCNB Corp...................................................     770      13,090
    LegacyTexas Financial Group, Inc............................ 120,251   4,819,660
    Legg Mason, Inc............................................. 336,832  11,267,030
*   LendingClub Corp............................................ 517,905   1,646,938
#   Level One Bancorp, Inc......................................     507      12,558
#   Live Oak Bancshares, Inc....................................  19,622     342,796
    Luther Burbank Corp.........................................   1,069      11,257
    Macatawa Bank Corp..........................................  84,697     874,073
    Mackinac Financial Corp.....................................  18,725     293,795
*   Magyar Bancorp, Inc.........................................   6,751      81,518
*   Malvern Bancorp, Inc........................................   4,264      90,354
    Marlin Business Services Corp...............................  62,483   1,361,505
*   MBIA, Inc................................................... 382,403   3,697,837
    MBT Financial Corp..........................................  61,021     612,651
    Mercantile Bank Corp........................................  47,119   1,592,622
    Merchants Bancorp...........................................   2,503      60,523
#   Mercury General Corp........................................  25,567   1,374,993
    Meridian Bancorp, Inc....................................... 131,046   2,256,612
    Meta Financial Group, Inc...................................  96,283   2,480,250
*   MGIC Investment Corp........................................ 394,009   5,768,292
#   Mid Penn Bancorp, Inc.......................................     262       6,388
    Middlefield Banc Corp.......................................     967      39,212
    Midland States Bancorp, Inc.................................  11,895     319,024
#   MidSouth Bancorp, Inc.......................................  47,419     562,864
    MidWestOne Financial Group, Inc.............................  18,455     520,062
*   Mr Cooper Group, Inc........................................ 102,269     879,513
    MSB Financial Corp..........................................   3,419      60,773
    MutualFirst Financial, Inc..................................  19,402     579,926
    MVB Financial Corp..........................................     914      15,163
    National Bank Holdings Corp., Class A.......................  65,744   2,514,051
    National Bankshares, Inc....................................     658      27,827
    National General Holdings Corp.............................. 170,413   4,200,680

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    National Security Group, Inc. (The).........................       193 $     2,277
    National Western Life Group, Inc., Class A..................     7,347   1,959,592
    Navient Corp................................................   699,313   9,447,719
    Navigators Group, Inc. (The)................................   153,512  10,736,629
#   NBT Bancorp, Inc............................................    85,395   3,246,718
    Nelnet, Inc., Class A.......................................   110,931   6,439,545
#   New York Community Bancorp, Inc............................. 1,414,903  16,455,334
>>  NewStar Financial, Inc......................................   159,703      15,539
*   NI Holdings, Inc............................................     1,683      26,979
*   Nicholas Financial, Inc.....................................    23,562     209,231
*   Nicolet Bankshares, Inc.....................................     8,337     508,974
*   NMI Holdings, Inc., Class A.................................   113,071   3,175,034
    Northeast Bancorp...........................................     8,645     189,498
    Northfield Bancorp, Inc.....................................   156,297   2,344,455
    Northrim BanCorp, Inc.......................................    28,380   1,007,206
#   Northwest Bancshares, Inc...................................   355,515   6,196,626
    Norwood Financial Corp......................................     4,180     134,512
    OceanFirst Financial Corp...................................   125,711   3,165,403
    OFG Bancorp.................................................   150,704   3,041,207
    Ohio Valley Banc Corp.......................................     1,614      60,654
    Old Line Bancshares, Inc....................................    16,988     424,700
    Old National Bancorp........................................   535,363   9,144,000
    Old Republic International Corp.............................   910,665  20,362,469
    Old Second Bancorp, Inc.....................................    87,137   1,154,565
*   On Deck Capital, Inc........................................   111,833     610,608
    OneMain Holdings, Inc.......................................   230,792   7,840,004
    Oppenheimer Holdings, Inc., Class A.........................    12,633     331,616
    Opus Bank...................................................    82,445   1,803,072
#   Origin Bancorp, Inc.........................................       576      20,068
    Oritani Financial Corp......................................   196,036   3,401,225
    Orrstown Financial Services, Inc............................     1,931      40,049
*   Pacific Mercantile Bancorp..................................    38,847     304,172
    Pacific Premier Bancorp, Inc................................   113,790   3,307,875
#   PacWest Bancorp.............................................   386,936  15,303,319
    Park National Corp..........................................       737      71,990
    Parke Bancorp, Inc..........................................     3,088      70,653
    PCSB Financial Corp.........................................     1,332      25,375
    Peapack Gladstone Financial Corp............................    54,763   1,584,294
    Penns Woods Bancorp, Inc....................................     4,364     190,532
    Pennymac Financial Services, Inc............................       961      21,430
    Peoples Bancorp of North Carolina, Inc......................     5,107     142,843
    Peoples Bancorp, Inc........................................    63,799   2,084,951
    Peoples Financial Services Corp.............................     1,342      58,377
#   People's United Financial, Inc.............................. 1,314,507  22,727,826
    People's Utah Bancorp.......................................     9,832     279,720
#   Pinnacle Financial Partners, Inc............................   204,031  11,848,080
    Piper Jaffray Cos...........................................    43,069   3,471,361
    Popular, Inc................................................   315,644  18,215,815
#*  PRA Group, Inc..............................................   118,469   3,331,348
    Preferred Bank..............................................    24,689   1,214,452
    Premier Financial Bancorp, Inc..............................    39,050     647,449
    ProAssurance Corp...........................................   115,602   4,338,543
#   Prosperity Bancshares, Inc..................................   218,643  16,100,871
    Protective Insurance Corp., Class A.........................       276       4,717
    Protective Insurance Corp., Class B.........................    34,618     562,543
*   Provident Bancorp, Inc......................................       515      12,618
    Provident Financial Holdings, Inc...........................    26,149     529,517
#   Provident Financial Services, Inc...........................   227,791   6,041,017
    Prudential Bancorp, Inc.....................................     2,664      46,513

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    QCR Holdings, Inc...........................................  29,288 $ 1,001,942
    Radian Group, Inc........................................... 439,207  10,286,228
    RBB Bancorp.................................................   5,737     111,068
*   Regional Management Corp....................................  22,624     560,396
    Reinsurance Group of America, Inc........................... 170,010  25,758,215
    RenaissanceRe Holdings, Ltd................................. 108,094  16,793,484
    Renasant Corp............................................... 150,449   5,455,281
    Republic Bancorp, Inc., Class A.............................  20,475     967,649
*   Republic First Bancorp, Inc.................................  14,742      75,479
    Riverview Bancorp, Inc......................................  43,494     322,725
    S&T Bancorp, Inc............................................  87,232   3,496,259
    Safety Insurance Group, Inc.................................  70,391   6,540,732
    Salisbury Bancorp, Inc......................................     490      19,041
    Sandy Spring Bancorp, Inc................................... 117,849   4,111,752
    Santander Consumer USA Holdings, Inc........................ 727,776  15,538,018
    SB Financial Group, Inc.....................................   1,320      24,156
    SB One Bancorp..............................................   8,941     212,349
*   Seacoast Banking Corp. of Florida...........................  64,429   1,827,206
*   Security National Financial Corp., Class A..................  11,818      60,035
*   Select Bancorp, Inc.........................................   8,275     101,617
    Selective Insurance Group, Inc.............................. 221,700  15,809,427
    Shore Bancshares, Inc.......................................  11,358     179,797
    SI Financial Group, Inc.....................................  22,441     321,355
    Sierra Bancorp..............................................  29,407     778,109
    Signature Bank..............................................  54,587   7,209,305
    Simmons First National Corp., Class A....................... 328,012   8,328,225
    SLM Corp....................................................  98,617   1,001,949
*   SmartFinancial, Inc.........................................   5,330     110,811
#   South State Corp............................................  95,437   7,220,763
*   Southern First Bancshares, Inc..............................  18,737     689,709
    Southern Missouri Bancorp, Inc..............................   7,935     266,219
    Southern National Bancorp of Virginia, Inc..................  20,403     304,413
#   Southside Bancshares, Inc...................................  61,787   2,170,577
    Southwest Georgia Financial Corp............................     731      15,059
    State Auto Financial Corp................................... 141,848   4,770,348
    Sterling Bancorp............................................ 686,414  14,702,988
    Sterling Bancorp, Inc.......................................   5,397      52,837
    Stewart Information Services Corp...........................  76,617   3,256,989
    Stifel Financial Corp....................................... 183,296  10,937,272
    Stock Yards Bancorp, Inc....................................   3,295     113,183
    Summit Financial Group, Inc.................................   9,203     239,738
    Synovus Financial Corp...................................... 320,046  11,796,896
    TCF Financial Corp.......................................... 534,790  11,834,903
    Territorial Bancorp, Inc....................................  21,403     619,617
*   Texas Capital Bancshares, Inc............................... 136,924   8,863,091
*   Third Point Reinsurance, Ltd................................ 149,293   1,733,292
    Timberland Bancorp, Inc.....................................  52,391   1,634,599
    Tiptree, Inc................................................ 139,954     797,738
    Tompkins Financial Corp.....................................  14,598   1,177,621
    Towne Bank.................................................. 166,991   4,355,125
    TriCo Bancshares............................................  58,987   2,354,171
*   TriState Capital Holdings, Inc..............................  48,765   1,134,274
*   Triumph Bancorp, Inc........................................  26,288     815,191
#   TrustCo Bank Corp. NY....................................... 253,572   2,028,576
#   Trustmark Corp.............................................. 327,821  11,788,443
    Two River Bancorp...........................................   1,206      18,367
    UMB Financial Corp..........................................  25,764   1,799,873
    Umpqua Holdings Corp........................................ 763,786  13,259,325
*   Unico American Corp.........................................  35,600     216,092

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
FINANCIALS -- (Continued)
    Union Bankshares Corp....................................... 260,802 $    9,519,273
    United Bancshares, Inc......................................     590         13,582
#   United Bankshares, Inc...................................... 267,053     10,479,160
#   United Community Banks, Inc................................. 201,739      5,664,831
    United Community Financial Corp............................. 160,909      1,481,972
    United Financial Bancorp, Inc............................... 167,403      2,208,046
#   United Fire Group, Inc...................................... 102,097      4,452,450
#   United Insurance Holdings Corp..............................  44,676        684,436
    United Security Bancshares..................................   1,687         17,714
    Unity Bancorp, Inc..........................................  30,640        661,824
    Universal Insurance Holdings, Inc...........................  49,436      1,472,698
    Univest Financial Corp......................................  88,528      2,232,676
    Unum Group.................................................. 528,918     19,527,653
#   Valley National Bancorp..................................... 857,611      8,987,763
#   Veritex Holdings, Inc.......................................  54,209      1,437,081
*   Victory Capital Holdings, Inc., Class A.....................  11,262        185,710
#   Virtus Investment Partners, Inc.............................  16,428      2,014,237
    Voya Financial, Inc......................................... 231,242     12,692,873
#   Waddell & Reed Financial, Inc., Class A.....................  91,113      1,706,547
    Walker & Dunlop, Inc........................................  89,820      4,935,609
    Washington Federal, Inc..................................... 326,323     10,814,344
    Washington Trust Bancorp, Inc...............................  17,053        883,516
    Waterstone Financial, Inc...................................  72,714      1,204,144
    Webster Financial Corp...................................... 209,439     11,127,494
    WesBanco, Inc............................................... 204,884      8,260,923
    West Bancorporation, Inc....................................  90,568      1,899,211
*   Western Alliance Bancorp....................................  48,874      2,335,200
    Western New England Bancorp, Inc............................ 118,645      1,146,111
    Westwood Holdings Group, Inc................................   5,904        184,736
    White Mountains Insurance Group, Ltd........................   5,006      4,700,834
    Wintrust Financial Corp..................................... 182,739     13,924,712
#*  World Acceptance Corp.......................................   8,458      1,099,455
    WR Berkley Corp............................................. 324,057     19,864,694
    WSFS Financial Corp......................................... 104,211      4,499,831
    WVS Financial Corp..........................................   1,304         22,246
#   Zions Bancorp NA............................................ 374,079     18,453,317
                                                                         --------------
TOTAL FINANCIALS................................................          1,423,014,128
                                                                         --------------
HEALTH CARE -- (3.7%)
#*  Acadia Healthcare Co., Inc.................................. 159,364      5,102,835
#*  Achillion Pharmaceuticals, Inc..............................  55,396        163,972
#*  Acorda Therapeutics, Inc.................................... 193,472      2,021,782
*   Addus HomeCare Corp.........................................  57,812      3,925,435
*   Aduro Biotech, Inc..........................................  19,116         78,184
*   Adverum Biotechnologies, Inc................................  86,143        555,622
*   Aeglea BioTherapeutics, Inc.................................  12,397         84,919
#*  Akorn, Inc..................................................  94,549        255,282
*   Allscripts Healthcare Solutions, Inc........................ 434,221      4,285,761
#*  Altimmune, Inc..............................................   8,648         24,733
*   American Shared Hospital Services...........................   8,624         24,061
*   AMN Healthcare Services, Inc................................  35,119      1,828,295
*   Amphastar Pharmaceuticals, Inc..............................  65,811      1,420,860
*   AngioDynamics, Inc.......................................... 103,539      2,126,691
#*  Anika Therapeutics, Inc.....................................  57,892      1,843,860
*   Applied Genetic Technologies Corp...........................  34,204        152,892
*   Aptevo Therapeutics, Inc....................................  50,018         36,413
*   Aquinox Pharmaceuticals, Inc................................  33,079         87,990
*   Aravive, Inc................................................   2,023         12,927
*   Ardelyx, Inc................................................  11,690         39,746

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
*   Assertio Therapeutics, Inc..................................  87,564 $   365,142
#*  Avanos Medical, Inc......................................... 122,059   5,120,375
*   Bio-Rad Laboratories, Inc., Class A.........................   7,473   2,248,850
*   BioTelemetry, Inc...........................................   9,585     521,424
*   Brookdale Senior Living, Inc................................ 200,243   1,237,502
*   Caladrius Biosciences, Inc..................................   2,602       7,884
*   Calithera Biosciences, Inc..................................  57,361     353,344
#*  Cambrex Corp................................................  93,143   4,007,012
#   Cantel Medical Corp.........................................   3,078     212,197
#*  Capital Senior Living Corp..................................  83,634     351,263
#*  Catalyst Biosciences, Inc...................................  23,097     201,406
*   Concert Pharmaceuticals, Inc................................   1,500      15,420
    CONMED Corp................................................. 121,600   9,731,648
#*  Corvus Pharmaceuticals, Inc.................................     100         423
#*  Cross Country Healthcare, Inc...............................  37,691     265,722
*   CryoLife, Inc...............................................  54,572   1,673,178
#*  Cumberland Pharmaceuticals, Inc.............................  79,757     446,639
#*  Cutera, Inc.................................................  14,665     260,157
*   DaVita, Inc.................................................  16,009     884,337
#*  Dermira, Inc................................................  12,271     136,085
    Digirad Corp................................................  50,370      36,377
*   Electromed, Inc.............................................  22,812     130,028
*   Emergent BioSolutions, Inc..................................  96,903   5,007,947
*   Enanta Pharmaceuticals, Inc.................................  16,058   1,400,097
    Ensign Group, Inc. (The)....................................  17,389     895,881
#*  Enzo Biochem, Inc........................................... 359,518   1,247,527
#*  Evolent Health, Inc., Class A............................... 265,987   3,604,124
*   Five Prime Therapeutics, Inc................................ 153,897   1,705,179
*   FONAR Corp..................................................  18,136     359,818
#*  G1 Therapeutics, Inc........................................   2,719      58,187
*   Haemonetics Corp............................................   1,527     133,277
*   Harvard Bioscience, Inc..................................... 138,050     534,254
*   HealthStream, Inc...........................................  61,894   1,620,385
*   HMS Holdings Corp...........................................  53,878   1,639,508
*   Horizon Pharma P.L.C........................................ 151,417   3,865,676
#*  Idera Pharmaceuticals, Inc..................................   5,109      15,378
#*  Inovalon Holdings, Inc., Class A............................   8,384     113,436
*   Integer Holdings Corp....................................... 126,414   8,733,943
*   Intra-Cellular Therapies, Inc...............................  40,691     535,901
#*  IntriCon Corp...............................................  14,744     344,567
*   IRIDEX Corp.................................................  59,537     295,899
*   Jounce Therapeutics, Inc....................................  21,175     120,274
    Kewaunee Scientific Corp....................................  11,719     265,318
*   Kindred Biosciences, Inc....................................  83,062     738,421
#*  Lannett Co., Inc............................................  40,573     312,006
    LeMaitre Vascular, Inc......................................  36,090   1,042,279
*   LHC Group, Inc..............................................  92,968  10,329,675
*   LivaNova P.L.C..............................................   4,118     283,689
    Luminex Corp................................................  51,976   1,185,573
*   Magellan Health, Inc........................................  76,461   5,352,270
#*  Mallinckrodt P.L.C.......................................... 272,874   4,218,632
*   MEDNAX, Inc................................................. 262,798   7,350,460
    Meridian Bioscience, Inc....................................   2,643      30,421
*   Merit Medical Systems, Inc..................................  75,183   4,223,781
#*  Merrimack Pharmaceuticals, Inc..............................  88,063     575,932
*   Micron Solutions, Inc.......................................   1,132       3,164
#   Millendo Therapeutics, Inc..................................       6          93
*   Minerva Neurosciences, Inc..................................  19,861     146,376
#*  Miragen Therapeutics, Inc...................................   4,404      12,904

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
#*  Mirati Therapeutics, Inc....................................   5,371 $    319,521
*   Misonix, Inc................................................  20,233      350,840
*   Myriad Genetics, Inc........................................ 168,427    5,302,082
    National HealthCare Corp....................................  29,307    2,210,627
#*  Natus Medical, Inc..........................................  80,863    2,163,894
*   NextGen Healthcare, Inc.....................................   2,402       45,134
*   Nuvectra Corp...............................................  14,810      139,806
*   Omnicell, Inc...............................................  42,812    3,440,372
#*  OPKO Health, Inc............................................  86,860      207,595
*   OraSure Technologies, Inc...................................  80,222      758,900
*   Orthofix Medical, Inc.......................................  24,011    1,315,563
*   Otonomy, Inc................................................  80,690      216,249
#   Patterson Cos., Inc......................................... 231,430    5,054,431
#*  PDL BioPharma, Inc.......................................... 741,020    2,423,135
#   Perrigo Co. P.L.C........................................... 353,963   16,961,907
*   Pfenex, Inc.................................................  26,611      154,078
#*  Premier, Inc., Class A......................................  60,652    2,015,466
#*  Prestige Consumer Healthcare, Inc........................... 192,567    5,665,321
*   Protagonist Therapeutics, Inc...............................  23,049      238,096
#*  Prothena Corp. P.L.C........................................  61,998      644,779
*   Providence Service Corp. (The)..............................  44,435    2,947,374
#*  Quorum Health Corp..........................................  47,290       96,945
*   Repligen Corp...............................................  11,884      800,744
#*  RTI Surgical Holdings, Inc.................................. 410,356    2,220,026
*   SeaSpine Holdings Corp......................................  28,544      420,453
*   Select Medical Holdings Corp................................ 292,830    4,207,967
#*  Sienna Biopharmaceuticals, Inc..............................   4,600        8,556
#*  Spectrum Pharmaceuticals, Inc...............................  27,063      253,580
#*  Surgery Partners, Inc.......................................  10,358      112,177
#*  Syneos Health, Inc..........................................  89,135    4,183,106
#*  Synlogic, Inc...............................................   4,939       42,377
#*  Tetraphase Pharmaceuticals, Inc............................. 135,384      143,507
#*  Tivity Health, Inc..........................................  67,256    1,454,075
#*  Triple-S Management Corp., Class B..........................  58,304    1,324,667
#   Utah Medical Products, Inc..................................   1,047       88,367
*   Varex Imaging Corp..........................................  46,017    1,511,198
*   WellCare Health Plans, Inc..................................   8,991    2,322,825
*   Zafgen, Inc.................................................   9,800       25,088
                                                                         ------------
TOTAL HEALTH CARE...............................................          192,371,753
                                                                         ------------
INDUSTRIALS -- (18.6%)
    AAR Corp.................................................... 153,489    5,183,324
#   ABM Industries, Inc......................................... 293,244   11,134,475
*   Acacia Research Corp........................................  59,348      188,727
    ACCO Brands Corp............................................ 258,640    2,363,970
    Acme United Corp............................................   5,282      109,179
    Actuant Corp., Class A......................................  74,377    1,902,564
    Acuity Brands, Inc..........................................     370       54,142
*   Advanced Disposal Services, Inc.............................  37,476    1,211,974
*   AECOM....................................................... 587,569   19,918,589
*   Aegion Corp.................................................  85,783    1,707,940
*   AeroCentury Corp............................................   6,545       72,780
#*  Aerovironment, Inc..........................................  77,552    5,316,965
    AGCO Corp................................................... 273,209   19,337,733
    Air Lease Corp.............................................. 350,048   13,497,851
*   Air Transport Services Group, Inc........................... 120,742    2,841,059
    Alamo Group, Inc............................................  62,459    6,473,251
    Alaska Air Group, Inc.......................................  94,110    5,825,409
    Albany International Corp., Class A.........................  72,670    5,375,400

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Allied Motion Technologies, Inc.............................  10,614 $   388,579
    Altra Industrial Motion Corp................................  64,225   2,407,795
    AMERCO......................................................  56,444  21,063,207
*   Ameresco, Inc., Class A.....................................  57,237     861,989
#*  American Superconductor Corp................................   8,997      99,327
*   American Woodmark Corp......................................  21,640   1,946,085
*   AMREP Corp..................................................   8,943      49,902
#   Apogee Enterprises, Inc..................................... 111,923   4,510,497
    Applied Industrial Technologies, Inc........................ 101,974   6,112,322
*   ARC Document Solutions, Inc................................. 322,369     767,238
    ArcBest Corp................................................  89,090   2,722,590
    Arconic, Inc................................................  59,287   1,273,485
    Arcosa, Inc................................................. 212,350   6,610,455
    Argan, Inc..................................................  68,490   3,275,192
*   Armstrong Flooring, Inc.....................................  73,797   1,069,319
*   Arotech Corp................................................  88,148     255,629
*   ASGN, Inc................................................... 152,272   9,599,227
#   Astec Industries, Inc.......................................  61,719   2,080,547
*   Astronics Corp..............................................   2,787      92,919
*   Atlas Air Worldwide Holdings, Inc...........................  80,749   3,899,369
*   Avalon Holdings Corp., Class A..............................   3,700       8,695
    AZZ, Inc....................................................  17,476     829,935
#*  Babcock & Wilcox Enterprises, Inc...........................  11,216       3,916
    Barnes Group, Inc........................................... 135,925   7,560,148
    Barrett Business Services, Inc..............................   9,363     682,188
#*  Beacon Roofing Supply, Inc.................................. 222,319   8,372,534
*   BMC Stock Holdings, Inc..................................... 123,577   2,543,215
    Brady Corp., Class A........................................  78,318   3,821,135
    Briggs & Stratton Corp...................................... 182,892   2,231,282
#*  Broadwind Energy, Inc.......................................  16,100      32,039
*   Builders FirstSource, Inc...................................  46,491     640,646
#*  CAI International, Inc...................................... 101,847   2,528,861
*   CBIZ, Inc................................................... 175,900   3,396,629
#*  CECO Environmental Corp.....................................  92,208     715,534
*   Chart Industries, Inc....................................... 144,806  12,782,026
    Chicago Rivet & Machine Co..................................   1,983      56,516
#*  CIRCOR International, Inc...................................  59,476   2,005,531
*   Civeo Corp..................................................  38,585      77,556
*   Clean Harbors, Inc.......................................... 118,511   9,006,836
#*  Colfax Corp................................................. 303,527   9,157,410
    Columbus McKinnon Corp......................................  68,989   2,715,407
    Comfort Systems USA, Inc....................................  47,713   2,581,273
*   Commercial Vehicle Group, Inc...............................  80,072     714,242
    CompX International, Inc....................................   5,744      89,434
*   Continental Building Products, Inc..........................  14,078     361,101
*   Continental Materials Corp..................................   1,419      26,242
    Copa Holdings SA, Class A...................................   6,502     541,357
    Costamare, Inc.............................................. 167,544   1,011,966
    Covanta Holding Corp........................................   4,855      87,730
*   Covenant Transportation Group, Inc., Class A................  76,284   1,489,827
*   CPI Aerostructures, Inc.....................................  71,906     455,165
    CRA International, Inc......................................  29,637   1,543,495
    Crane Co....................................................   6,758     574,768
*   CSW Industrials, Inc........................................  30,288   1,815,766
    Cubic Corp..................................................  62,326   3,538,870
    Curtiss-Wright Corp.........................................  97,769  11,139,800
    Deluxe Corp.................................................  43,773   1,957,529
    Douglas Dynamics, Inc.......................................  70,291   2,654,188
*   Ducommun, Inc...............................................  41,557   1,686,383

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INDUSTRIALS -- (Continued)
*   DXP Enterprises, Inc........................................    63,830 $ 2,737,669
*   Dycom Industries, Inc.......................................    49,099   2,434,819
#*  Eagle Bulk Shipping, Inc....................................    72,832     396,934
    Eastern Co. (The)...........................................    33,047     947,127
*   Echo Global Logistics, Inc..................................   127,432   2,923,290
    Ecology and Environment, Inc., Class A......................     7,348      84,429
    EMCOR Group, Inc............................................    20,058   1,687,680
    Encore Wire Corp............................................   116,478   6,905,981
    EnerSys.....................................................    85,269   5,899,762
    Ennis, Inc..................................................    94,663   1,910,299
    EnPro Industries, Inc.......................................    57,985   4,309,445
    ESCO Technologies, Inc......................................    76,924   5,769,300
    Espey Manufacturing & Electronics Corp......................    13,355     333,107
    Federal Signal Corp.........................................   307,078   8,834,634
    Forward Air Corp............................................    16,501   1,044,843
*   Franklin Covey Co...........................................    82,912   2,363,821
    Franklin Electric Co., Inc..................................    25,305   1,236,402
*   FTI Consulting, Inc.........................................   144,771  12,302,640
#   GATX Corp...................................................   197,842  15,259,553
*   Genco Shipping & Trading, Ltd...............................     6,300      63,630
*   Gencor Industries, Inc......................................    49,396     596,210
#*  Genesee & Wyoming, Inc., Class A............................   209,015  18,529,180
*   Gibraltar Industries, Inc...................................   148,815   5,903,491
*   GMS, Inc....................................................    64,741   1,140,736
#*  Goldfield Corp. (The).......................................    14,156      33,125
    Gorman-Rupp Co. (The).......................................   137,220   4,569,426
*   GP Strategies Corp..........................................   108,016   1,375,044
    Graham Corp.................................................    18,313     379,079
#   Granite Construction, Inc...................................   158,137   7,098,770
*   Great Lakes Dredge & Dock Corp..............................   182,504   1,867,016
    Greenbrier Cos., Inc. (The).................................   116,559   4,141,341
    Griffon Corp................................................   250,012   4,905,235
    H&E Equipment Services, Inc.................................    65,215   1,983,188
#   Hawaiian Holdings, Inc......................................   158,669   4,476,052
#*  HC2 Holdings, Inc...........................................    10,500      22,470
    Heartland Express, Inc......................................    26,773     526,893
    Heidrick & Struggles International, Inc.....................    73,557   2,631,869
*   Herc Holdings, Inc..........................................    31,532   1,518,581
*   Heritage-Crystal Clean, Inc.................................    41,140   1,181,952
#*  Hertz Global Holdings, Inc..................................   184,878   3,361,082
#*  Hill International, Inc.....................................     7,134      18,905
*   Houston Wire & Cable Co.....................................    16,754     103,707
*   Hub Group, Inc., Class A....................................   110,401   4,589,370
*   Hudson Global, Inc..........................................     7,943      12,629
    Hurco Cos., Inc.............................................    32,482   1,277,517
*   Huron Consulting Group, Inc.................................    97,248   4,699,996
    Hyster-Yale Materials Handling, Inc.........................    48,502   3,231,203
    ICF International, Inc......................................    59,420   4,627,035
*   IES Holdings, Inc...........................................     1,429      25,022
*   InnerWorkings, Inc..........................................   166,726     563,534
*   Innovative Solutions & Support, Inc.........................     5,621      20,798
    Insteel Industries, Inc.....................................    73,615   1,541,498
    Interface, Inc..............................................    28,713     460,557
    ITT, Inc....................................................    86,313   5,226,252
    Jacobs Engineering Group, Inc...............................   274,803  21,418,146
*   JELD-WEN Holding, Inc.......................................    91,076   1,798,751
*   JetBlue Airways Corp........................................ 1,001,202  18,572,297
    Kadant, Inc.................................................    57,227   5,613,396
    Kaman Corp..................................................    75,218   4,656,746

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    KAR Auction Services, Inc...................................     466 $    26,320
    Kelly Services, Inc., Class A............................... 106,248   2,365,080
    Kennametal, Inc.............................................  77,887   3,170,001
*   KeyW Holding Corp. (The).................................... 163,296   1,851,777
    Kforce, Inc.................................................   1,297      46,718
    Kimball International, Inc., Class B........................ 137,692   2,156,257
*   Kirby Corp.................................................. 189,466  15,483,162
#   Knight-Swift Transportation Holdings, Inc................... 348,447  11,620,707
    Knoll, Inc..................................................   5,580     121,867
    Korn Ferry.................................................. 216,075  10,159,846
#*  Kratos Defense & Security Solutions, Inc....................  78,261   1,242,785
*   Lawson Products, Inc........................................  26,425     867,797
*   LB Foster Co., Class A......................................  43,472     934,213
#   LSC Communications, Inc.....................................   1,349       9,430
    LSI Industries, Inc.........................................  13,606      46,260
#*  Lydall, Inc................................................. 102,737   2,528,358
#   Macquarie Infrastructure Corp............................... 132,084   5,350,723
*   Manitex International, Inc..................................   3,226      24,647
#*  Manitowoc Co., Inc. (The)................................... 134,720   2,406,099
    ManpowerGroup, Inc.......................................... 104,755  10,060,670
    Marten Transport, Ltd....................................... 346,851   6,860,713
*   Masonite International Corp.................................  33,545   1,727,232
#*  MasTec, Inc................................................. 222,715  11,280,515
*   Mastech Digital, Inc........................................   2,816      16,896
    Matson, Inc................................................. 178,811   7,082,704
    Matthews International Corp., Class A.......................  73,817   2,957,109
    McGrath RentCorp............................................  70,821   4,390,902
*   Mercury Systems, Inc........................................  94,706   6,915,432
*   Milacron Holdings Corp......................................  54,085     790,182
    Miller Industries, Inc......................................  59,589   1,971,204
*   Mistras Group, Inc..........................................  21,687     297,329
    Mobile Mini, Inc............................................ 198,332   7,143,919
    Moog, Inc., Class A.........................................  62,431   5,846,039
#*  MRC Global, Inc............................................. 186,427   3,230,780
    Mueller Industries, Inc..................................... 133,910   3,906,155
    Mueller Water Products, Inc., Class A....................... 285,621   3,064,713
    Multi-Color Corp............................................  51,052   2,547,495
*   MYR Group, Inc..............................................  70,755   2,557,793
#   National Presto Industries, Inc.............................   7,464     794,916
    Navigant Consulting, Inc.................................... 149,224   3,406,784
*   NL Industries, Inc..........................................  14,037      49,831
#   NN, Inc.....................................................  44,171     399,306
*   Northwest Pipe Co...........................................  48,835   1,170,575
#*  NOW, Inc.................................................... 353,049   5,161,576
*   NV5 Global, Inc.............................................  32,961   2,087,750
*   Orion Group Holdings, Inc................................... 166,724     431,815
    Oshkosh Corp................................................ 168,190  13,890,812
    Owens Corning............................................... 335,482  17,200,162
*   PAM Transportation Services, Inc............................  25,480   1,274,510
    Park-Ohio Holdings Corp.....................................  32,730   1,198,900
*   Patrick Industries, Inc.....................................  33,771   1,684,160
*   Patriot Transportation Holding, Inc.........................   9,898     184,796
*   Perma-Pipe International Holdings, Inc......................  44,798     401,390
*   PGT Innovations, Inc........................................  38,302     561,507
*   PICO Holdings, Inc..........................................  50,122     572,894
#*  Pioneer Power Solutions, Inc................................   1,300       6,539
    Powell Industries, Inc......................................  43,774   1,280,389
    Preformed Line Products Co..................................  18,319   1,033,008
    Primoris Services Corp......................................  80,171   1,757,348

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Quad/Graphics, Inc..........................................  97,707 $ 1,193,002
    Quanex Building Products Corp...............................  79,928   1,336,396
    Quanta Services, Inc........................................ 522,356  21,207,654
*   Radiant Logistics, Inc...................................... 163,866   1,071,684
    Raven Industries, Inc.......................................  40,179   1,563,365
*   RBC Bearings, Inc...........................................   1,128     155,156
*   RCM Technologies, Inc.......................................  78,752     314,220
    Regal Beloit Corp........................................... 140,077  11,917,751
*   Resideo Technologies, Inc...................................  52,666   1,195,518
    Resources Connection, Inc...................................  93,399   1,499,988
#   REV Group, Inc..............................................   2,962      37,588
*   Rexnord Corp................................................  42,725   1,221,935
    Rush Enterprises, Inc., Class A............................. 197,465   8,374,491
    Rush Enterprises, Inc., Class B.............................  51,902   2,179,884
    Ryder System, Inc........................................... 233,530  14,712,390
*   Saia, Inc................................................... 127,647   8,219,190
    Schneider National, Inc., Class B...........................  33,241     694,737
#   Scorpio Bulkers, Inc........................................ 210,057   1,130,107
    Servotronics, Inc...........................................   7,061      91,052
*   SIFCO Industries, Inc.......................................  12,483      36,450
#   Simpson Manufacturing Co., Inc.............................. 108,436   6,905,204
    SkyWest, Inc................................................ 240,109  14,788,313
*   SP Plus Corp................................................  72,111   2,489,272
    Spartan Motors, Inc......................................... 124,829   1,160,910
*   Spirit Airlines, Inc........................................ 226,203  12,300,919
*   SPX Corp....................................................  66,528   2,428,272
*   SPX FLOW, Inc...............................................  63,724   2,290,241
    Standex International Corp..................................  54,396   3,593,944
    Steelcase, Inc., Class A.................................... 256,757   4,439,329
#*  Stericycle, Inc.............................................  91,777   5,358,859
*   Sterling Construction Co., Inc..............................  82,740   1,121,954
    Sun Hydraulics Corp.........................................  21,157   1,107,357
#*  Sunrun, Inc.................................................  94,073   1,430,850
    Systemax, Inc............................................... 160,573   3,646,613
*   Taylor Devices, Inc.........................................     706       8,391
#*  Team, Inc................................................... 111,636   1,886,648
*   Teledyne Technologies, Inc..................................   6,234   1,549,211
    Terex Corp.................................................. 255,808   8,526,081
    Tetra Tech, Inc............................................. 136,506   8,834,668
*   Textainer Group Holdings, Ltd...............................  33,999     326,050
*   Thermon Group Holdings, Inc................................. 111,311   2,870,711
    Timken Co. (The)............................................  38,778   1,859,405
    Titan International, Inc....................................  26,563     184,082
*   Titan Machinery, Inc........................................  37,125     638,550
*   Transcat, Inc...............................................   6,502     149,871
*   TriMas Corp................................................. 139,851   4,325,591
#   Trinity Industries, Inc..................................... 637,050  13,734,798
#   Triton International, Ltd................................... 230,357   7,590,263
#   Triumph Group, Inc..........................................  79,356   1,883,118
*   TrueBlue, Inc...............................................  97,479   2,355,093
#*  Tutor Perini Corp........................................... 103,802   2,072,926
*   Twin Disc, Inc..............................................  52,096     986,698
*   Ultralife Corp..............................................  50,207     579,891
    UniFirst Corp...............................................  54,144   8,561,791
*   Univar, Inc.................................................  51,702   1,154,506
    Universal Forest Products, Inc.............................. 262,158   9,686,738
    Universal Logistics Holdings, Inc...........................  11,902     290,647
    US Ecology, Inc.............................................   2,197     134,039
*   USA Truck, Inc..............................................  27,279     388,453

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
INDUSTRIALS -- (Continued)
     Valmont Industries, Inc.....................................   5,004 $    674,739
*    Vectrus, Inc................................................  32,440    1,315,442
*    Veritiv Corp................................................  35,941    1,002,394
     Viad Corp................................................... 103,803    6,364,162
     Virco Manufacturing Corp....................................  23,168      105,414
#*   Vivint Solar, Inc...........................................   9,407       50,892
     VSE Corp....................................................  19,052      582,420
#    Wabash National Corp........................................ 188,853    2,847,903
     Watts Water Technologies, Inc., Class A..................... 112,276    9,609,703
     Werner Enterprises, Inc..................................... 225,431    7,551,938
*    Wesco Aircraft Holdings, Inc................................ 244,456    2,063,209
*    WESCO International, Inc.................................... 148,917    8,524,009
#*   Willdan Group, Inc..........................................  16,551      654,261
*    Willis Lease Finance Corp...................................  36,581    1,818,807
#*   WillScot Corp...............................................   1,455       19,599
#*   XPO Logistics, Inc.......................................... 123,452    8,404,612
                                                                          ------------
TOTAL INDUSTRIALS................................................          966,172,760
                                                                          ------------
INFORMATION TECHNOLOGY -- (10.5%)
*>>  Actua Corp..................................................  11,098        8,449
     ADTRAN, Inc................................................. 126,392    2,166,359
#*   Advanced Energy Industries, Inc.............................   2,785      160,862
*    Agilysys, Inc...............................................  55,405    1,059,898
*    Alithya Group, Inc., Class A................................  87,929      281,373
*    Alpha & Omega Semiconductor, Ltd............................  67,994      843,126
     American Software, Inc., Class A............................  20,941      271,186
*    Amkor Technology, Inc....................................... 496,794    4,500,954
#*   Amtech Systems, Inc.........................................  16,144      106,873
*    Anixter International, Inc..................................  56,748    3,567,747
*    Arlo Technologies, Inc......................................  41,500      164,755
*    Arrow Electronics, Inc...................................... 406,704   34,370,555
     AstroNova, Inc..............................................  29,435      736,464
*    Avaya Holdings Corp.........................................   3,599       68,669
*    Aviat Networks, Inc.........................................   7,802      106,419
     Avnet, Inc.................................................. 397,450   19,320,045
     AVX Corp.................................................... 249,690    4,072,444
*    Aware, Inc..................................................  66,795      221,091
*    Axcelis Technologies, Inc................................... 133,030    2,832,209
#*   AXT, Inc.................................................... 143,483      817,853
     Bel Fuse, Inc., Class A.....................................   9,916      204,270
     Bel Fuse, Inc., Class B.....................................  31,782      753,233
     Belden, Inc.................................................  88,317    4,906,009
     Benchmark Electronics, Inc.................................. 204,163    5,518,526
#*   BroadVision, Inc............................................  13,792       16,688
#    Brooks Automation, Inc...................................... 176,037    6,603,148
*    BSQUARE Corp................................................  33,602       64,180
     Cabot Microelectronics Corp.................................   8,540    1,078,175
*    CACI International, Inc., Class A........................... 113,624   22,149,863
*    CalAmp Corp.................................................  50,045      731,157
*    Calix, Inc..................................................   9,978       68,349
     Cass Information Systems, Inc...............................   1,372       67,681
*    CCUR Holdings, Inc..........................................  33,012      109,930
*    CEVA, Inc...................................................     810       20,404
*    Cirrus Logic, Inc........................................... 123,937    5,896,922
*    Clearfield, Inc.............................................   9,687      142,786
#*   Coherent, Inc...............................................  25,555    3,782,396
     Cohu, Inc................................................... 127,088    1,884,715
*    CommScope Holding Co., Inc.................................. 118,863    2,945,425
     Communications Systems, Inc.................................  19,486       53,976

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Computer Task Group, Inc....................................  44,984 $   208,276
    Comtech Telecommunications Corp............................. 102,305   2,407,237
*   Conduent, Inc............................................... 329,451   4,226,856
*   Control4 Corp...............................................  40,177     699,482
*   CoreLogic, Inc.............................................. 108,539   4,407,769
*   Cray, Inc................................................... 126,558   3,323,413
#*  Cree, Inc................................................... 212,489  14,043,398
#   CSG Systems International, Inc..............................  18,064     806,558
    CSP, Inc....................................................   5,466      71,987
    CTS Corp....................................................  91,183   2,730,931
#*  CyberOptics Corp............................................  45,352     804,544
    Cypress Semiconductor Corp.................................. 181,517   3,118,462
    Daktronics, Inc............................................. 120,992     917,119
*   Data I/O Corp...............................................  20,180     100,698
*   Digi International, Inc.....................................  84,178   1,083,371
*   Diodes, Inc................................................. 224,637   8,181,280
*   DSP Group, Inc..............................................  85,319   1,219,209
*   EchoStar Corp., Class A..................................... 141,404   5,634,949
#*  Electronics for Imaging, Inc................................ 146,740   5,457,261
*   EMCORE Corp.................................................  30,494     119,536
#   Entegris, Inc...............................................  99,259   4,055,723
*   ePlus, Inc..................................................  69,567   6,559,472
*   ExlService Holdings, Inc....................................   4,788     284,407
*   Fabrinet.................................................... 145,848   8,826,721
*   FARO Technologies, Inc......................................  50,223   2,825,044
*   Finisar Corp................................................ 201,968   4,869,448
#*  Finjan Holdings, Inc........................................  31,300      92,648
#*  First Solar, Inc............................................  73,494   4,522,086
#*  Fitbit, Inc., Class A.......................................   2,471      13,047
*   Flex, Ltd................................................... 728,701   8,044,859
*   FormFactor, Inc............................................. 233,227   4,419,652
*   Frequency Electronics, Inc..................................  40,292     485,519
    GlobalSCAPE, Inc............................................  12,048      91,203
*   GSE Systems, Inc............................................  23,168      59,078
*   GSI Technology, Inc.........................................  80,796     656,871
    Hackett Group, Inc. (The)...................................  87,795   1,347,653
#*  Harmonic, Inc............................................... 447,462   2,532,635
#*  Ichor Holdings, Ltd.........................................   9,855     248,149
*   ID Systems, Inc.............................................   7,485      41,991
#*  II-VI, Inc..................................................  87,548   3,487,912
#*  Immersion Corp..............................................  13,863     131,005
#*  Infinera Corp............................................... 116,470     505,480
*   Information Services Group, Inc.............................  21,885      77,911
*   Insight Enterprises, Inc.................................... 137,520   7,780,882
    InterDigital, Inc...........................................  19,337   1,264,446
*   inTEST Corp.................................................  47,660     315,509
*   Intevac, Inc................................................  55,464     265,673
#*  Iteris, Inc.................................................     600       2,604
#*  Itron, Inc..................................................   3,020     162,053
    Jabil, Inc.................................................. 540,808  16,337,810
    KBR, Inc.................................................... 399,723   8,881,845
#   KEMET Corp..................................................  97,770   1,747,150
*   Key Tronic Corp.............................................  54,827     304,290
*   Kimball Electronics, Inc.................................... 104,283   1,577,802
*   Knowles Corp................................................ 426,540   8,053,075
    Kulicke & Soffa Industries, Inc............................. 168,941   3,931,257
*   KVH Industries, Inc.........................................  69,429     680,404
*   Lattice Semiconductor Corp.................................. 121,760   1,576,792
    Leidos Holdings, Inc........................................   5,850     429,858

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   LGL Group, Inc. (The).......................................   9,599 $    69,113
*   Limelight Networks, Inc.....................................  48,558     144,217
#   Littelfuse, Inc.............................................   6,792   1,365,532
*   LiveRamp Holdings, Inc...................................... 247,839  14,456,449
    LogMeIn, Inc................................................  77,885   6,417,724
*   LRAD Corp...................................................   7,568      23,309
#*  Lumentum Holdings, Inc......................................   9,299     576,259
*   Luna Innovations, Inc.......................................  65,894     292,569
*   MACOM Technology Solutions Holdings, Inc....................   5,226      72,589
    ManTech International Corp., Class A........................  81,882   5,075,865
#   Marvell Technology Group, Ltd............................... 260,699   6,522,689
#*  MaxLinear, Inc..............................................   4,091     110,089
    Methode Electronics, Inc.................................... 159,696   4,712,629
    MKS Instruments, Inc........................................ 172,747  15,721,704
    Monotype Imaging Holdings, Inc..............................  78,779   1,358,150
    MTS Systems Corp............................................   5,226     287,325
*   Nanometrics, Inc............................................  80,967   2,412,007
*   Napco Security Technologies, Inc............................  41,419   1,026,363
*   NeoPhotonics Corp...........................................   2,565      17,519
*   NETGEAR, Inc................................................  97,953   3,039,482
*   Netscout Systems, Inc....................................... 289,492   8,511,065
*   NetSol Technologies, Inc....................................   9,758      70,843
    Network-1 Technologies, Inc.................................   4,934      12,187
*   Novanta, Inc................................................   8,222     715,478
    NVE Corp....................................................     502      48,097
*   ON Semiconductor Corp....................................... 360,731   8,318,457
*   OneSpan, Inc................................................  74,404   1,379,450
*   Optical Cable Corp..........................................  27,633     134,573
#*  OSI Systems, Inc............................................  46,194   4,163,465
#*  PAR Technology Corp.........................................  47,840   1,134,286
    Park Electrochemical Corp...................................  49,778     818,848
    PC Connection, Inc.......................................... 190,690   7,086,040
*   PCM, Inc....................................................  78,080   2,154,227
    PC-Tel, Inc.................................................  69,493     328,702
#*  PDF Solutions, Inc..........................................   1,899      24,649
*   Perceptron, Inc.............................................  58,259     424,126
*   Perficient, Inc............................................. 131,501   3,871,389
    Perspecta, Inc..............................................  15,155     349,777
*   PFSweb, Inc.................................................   2,300      10,626
*   Photronics, Inc............................................. 209,678   1,958,393
    Plantronics, Inc............................................  22,133   1,139,407
*   Plexus Corp.................................................  84,707   5,097,667
    Presidio, Inc...............................................   2,497      37,505
*   PRGX Global, Inc............................................  27,766     222,683
    Progress Software Corp......................................  27,014   1,232,109
    QAD, Inc., Class B..........................................     465      15,415
*   Qumu Corp...................................................  10,456      32,936
*   Rambus, Inc................................................. 205,508   2,355,122
#*  RealNetworks, Inc........................................... 101,049     262,727
    RF Industries, Ltd..........................................  15,951     120,430
*   Ribbon Communications, Inc.................................. 132,126     708,195
    Richardson Electronics, Ltd.................................  38,622     225,939
*   Rogers Corp.................................................  37,796   6,331,586
*   Rudolph Technologies, Inc................................... 152,807   3,696,401
*   Sanmina Corp................................................ 275,108   9,331,663
*   ScanSource, Inc.............................................  83,871   3,157,743
    Science Applications International Corp.....................  22,655   1,697,992
*   Semtech Corp................................................     785      42,288
#*  SMART Global Holdings, Inc..................................  14,238     309,534

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  SolarEdge Technologies, Inc.................................  23,675 $  1,048,803
*   StarTek, Inc................................................   2,241       15,463
*   Steel Connect, Inc.......................................... 106,769      209,267
*   Stratasys, Ltd..............................................  89,218    2,074,319
*   Super Micro Computer, Inc...................................  20,146      451,673
*   Sykes Enterprises, Inc...................................... 139,378    3,867,740
#*  Synaptics, Inc..............................................  77,430    2,916,788
*   Synchronoss Technologies, Inc...............................  44,005      236,747
    SYNNEX Corp................................................. 210,135   22,669,364
*   Tech Data Corp.............................................. 202,316   21,568,909
*   Telaria, Inc................................................  68,026      490,467
*   Telenav, Inc................................................ 233,607    1,455,372
    Teradyne, Inc...............................................  41,535    2,035,215
    TESSCO Technologies, Inc....................................  38,446      712,789
    TiVo Corp................................................... 146,767    1,375,207
    TransAct Technologies, Inc..................................   1,679       15,816
*   Trio-Tech International.....................................   5,279       16,893
#*  TTM Technologies, Inc....................................... 347,421    4,599,854
#*  Ultra Clean Holdings, Inc................................... 127,529    1,526,522
*   Veeco Instruments, Inc......................................   7,096       86,429
*   Verint Systems, Inc.........................................  12,134      732,772
*   Viavi Solutions, Inc........................................  60,589      805,834
*   Virtusa Corp................................................ 124,375    6,909,031
    Vishay Intertechnology, Inc................................. 441,057    8,737,339
*   Vishay Precision Group, Inc.................................  46,599    1,764,704
    Wayside Technology Group, Inc...............................   3,889       46,046
    Xerox Corp.................................................. 475,398   15,859,277
    Xperi Corp.................................................. 127,268    3,162,610
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          546,352,317
                                                                         ------------
MATERIALS -- (5.7%)
*   AdvanSix, Inc...............................................  32,547      983,896
#*  AgroFresh Solutions, Inc....................................   5,246       16,735
#   Albemarle Corp..............................................  31,915    2,395,540
#*  Alcoa Corp.................................................. 590,594   15,757,048
#*  Allegheny Technologies, Inc.................................  90,394    2,252,618
    American Vanguard Corp......................................  99,976    1,573,622
    Ashland Global Holdings, Inc................................  67,900    5,467,987
    Bemis Co., Inc..............................................  71,834    4,124,708
    Boise Cascade Co............................................ 113,403    3,140,129
    Cabot Corp..................................................  68,149    3,092,602
    Carpenter Technology Corp................................... 161,914    8,042,268
#*  Century Aluminum Co......................................... 421,116    3,541,586
    Chase Corp..................................................  15,612    1,462,376
*   Clearwater Paper Corp.......................................   5,895      118,902
#*  Coeur Mining, Inc........................................... 738,100    2,664,541
#   Commercial Metals Co........................................ 399,069    6,899,903
    Core Molding Technologies, Inc..............................  23,022      186,939
    Domtar Corp................................................. 207,803   10,161,567
#   Element Solutions, Inc...................................... 563,558    6,120,240
*   Ferro Corp..................................................  83,666    1,495,111
    Friedman Industries, Inc....................................  14,662      107,766
    FutureFuel Corp............................................. 104,526    1,535,487
    Gold Resource Corp..........................................  60,974      223,165
#   Graphic Packaging Holding Co................................ 462,096    6,413,892
    Greif, Inc., Class A........................................  52,379    2,070,018
    Greif, Inc., Class B........................................   9,959      484,505
    Hawkins, Inc................................................  30,403    1,122,175
    Haynes International, Inc...................................  46,893    1,515,113

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
MATERIALS -- (Continued)
    HB Fuller Co................................................   145,087 $  7,104,910
#   Hecla Mining Co............................................. 3,112,199    6,535,618
    Huntsman Corp...............................................   440,413    9,794,785
    Innophos Holdings, Inc......................................    30,636      986,173
    Innospec, Inc...............................................    70,851    6,009,582
*   Intrepid Potash, Inc........................................   347,599    1,293,068
    Kaiser Aluminum Corp........................................    70,836    6,970,262
*   Kraton Corp.................................................    81,688    2,681,000
#   Kronos Worldwide, Inc.......................................    61,026      829,954
    Louisiana-Pacific Corp......................................   494,771   12,394,014
*   LSB Industries, Inc.........................................    42,892      250,918
    Materion Corp...............................................    86,073    4,994,816
    Mercer International, Inc...................................   213,918    3,029,079
    Minerals Technologies, Inc..................................   106,513    6,685,821
    Mosaic Co. (The)............................................   320,151    8,359,143
    Myers Industries, Inc.......................................    86,603    1,549,328
#   Neenah, Inc.................................................    46,921    3,183,590
    Nexa Resources SA...........................................     2,216       26,237
    Northern Technologies International Corp....................    21,014      556,451
    Olin Corp...................................................   441,017    9,565,659
    Olympic Steel, Inc..........................................    42,600      690,972
*   OMNOVA Solutions, Inc.......................................    73,677      545,210
    PH Glatfelter Co............................................   220,312    3,476,523
    PolyOne Corp................................................    46,159    1,275,835
*   PQ Group Holdings, Inc......................................    34,135      539,674
    Quaker Chemical Corp........................................    17,389    3,892,006
#   Rayonier Advanced Materials, Inc............................    91,631    1,359,804
    Reliance Steel & Aluminum Co................................   236,832   21,779,071
    Resolute Forest Products, Inc...............................   181,450    1,435,270
#   Royal Gold, Inc.............................................     1,320      114,919
*   Ryerson Holding Corp........................................     3,903       33,761
    Schnitzer Steel Industries, Inc., Class A...................   136,419    3,235,859
    Schweitzer-Mauduit International, Inc.......................    61,088    2,172,900
#   Sensient Technologies Corp..................................    16,762    1,175,351
    Sonoco Products Co..........................................    85,205    5,373,027
    Steel Dynamics, Inc.........................................   342,958   10,864,909
    Stepan Co...................................................    43,265    4,003,743
#*  Summit Materials, Inc., Class A.............................   288,636    5,056,903
*   SunCoke Energy, Inc.........................................   230,106    1,981,213
    Synalloy Corp...............................................    29,583      522,140
#*  TimkenSteel Corp............................................   292,867    2,969,671
*   Trecora Resources...........................................    31,626      295,703
    Tredegar Corp...............................................   115,762    2,086,031
    Trinseo SA..................................................    56,218    2,526,999
*   Tronox Holdings P.L.C., Class A.............................   433,365    6,127,781
*   UFP Technologies, Inc.......................................    12,347      449,431
    United States Lime & Minerals, Inc..........................    11,289      913,506
#   United States Steel Corp....................................   542,003    8,455,247
*   Universal Stainless & Alloy Products, Inc...................    16,163      232,586
#*  US Concrete, Inc............................................    32,365    1,525,362
    Valvoline, Inc..............................................   107,752    1,993,412
#*  Venator Materials P.L.C.....................................    60,770      368,266
*   Verso Corp., Class A........................................   116,043    2,590,080
    Warrior Met Coal, Inc.......................................     5,997      185,907
    Westlake Chemical Corp......................................    50,959    3,554,390
    Worthington Industries, Inc.................................   110,280    4,425,536
                                                                           ------------
TOTAL MATERIALS.................................................            293,999,845
                                                                           ------------

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- --------------
REAL ESTATE -- (0.2%)
      Alexander & Baldwin, Inc....................................     34,552 $      816,118
#     Consolidated-Tomoka Land Co.................................      9,142        566,804
#*    Forestar Group, Inc.........................................     13,189        254,152
*     FRP Holdings, Inc...........................................     26,146      1,325,341
      Griffin Industrial Realty, Inc..............................     10,709        390,986
*     Howard Hughes Corp. (The)...................................      4,000        444,000
      Newmark Group, Inc., Class A................................     61,961        527,908
*     Rafael Holdings, Inc., Class B..............................     54,411        881,458
      RE/MAX Holdings, Inc., Class A..............................     25,249      1,094,039
#*    St Joe Co. (The)............................................     14,357        244,644
*     Stratus Properties, Inc.....................................     26,690        714,758
*     Tejon Ranch Co..............................................     65,357      1,127,408
*     Trinity Place Holdings, Inc.................................      4,136         16,213
                                                                              --------------
TOTAL REAL ESTATE.................................................                 8,403,829
                                                                              --------------
UTILITIES -- (0.2%)
*     AquaVenture Holdings, Ltd...................................      8,324        161,902
#     Genie Energy, Ltd., Class B.................................     78,472        681,922
#     Ormat Technologies, Inc.....................................     83,280      4,860,221
      TerraForm Power, Inc., Class A..............................     54,270        735,901
      Vistra Energy Corp..........................................    142,213      3,875,304
                                                                              --------------
TOTAL UTILITIES...................................................                10,315,250
                                                                              --------------
TOTAL COMMON STOCKS...............................................             4,731,861,241
                                                                              --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc............................................     19,667        507,605
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             4,732,368,846
                                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 10,367,991     10,367,991
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (8.5%)
@(S)  The DFA Short Term Investment Fund.......................... 37,876,830    438,272,798
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,391,444,353)...........................................            $5,181,009,635
                                                                              ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                              -------------- ----------- ---------- --------------
Common Stocks
   Communication Services.................... $  156,352,445          --         -- $  156,352,445
   Consumer Discretionary....................    628,422,892 $     4,287         --    628,427,179
   Consumer Staples..........................    190,051,773          --         --    190,051,773
   Energy....................................    316,399,962          --         --    316,399,962
   Financials................................  1,422,998,589      15,539         --  1,423,014,128
   Health Care...............................    192,371,753          --         --    192,371,753
   Industrials...............................    966,172,760          --         --    966,172,760
   Information Technology....................    546,343,868       8,449         --    546,352,317
   Materials.................................    293,999,845          --         --    293,999,845

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1       LEVEL 2      LEVEL 3          TOTAL
                                              -------------- ------------ -----------    --------------
   Real Estate............................... $    8,403,829           --          --    $    8,403,829
   Utilities.................................     10,315,250           --          --        10,315,250
Preferred Stocks
   Communication Services....................        507,605           --          --           507,605
Temporary Cash Investments...................     10,367,991           --          --        10,367,991
Securities Lending Collateral................             -- $438,272,798          --       438,272,798
                                              -------------- ------------ -----------    --------------
TOTAL........................................ $4,742,708,562 $438,301,073          --    $5,181,009,635
                                              ============== ============ ===========    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE+
                                                                 ------- ----------
COMMON STOCKS -- (89.1%)
COMMUNICATION SERVICES -- (3.4%)
    A.H. Belo Corp., Class A....................................  57,261 $  206,712
#   AMC Entertainment Holdings, Inc., Class A...................  62,142    942,073
#*  AMC Networks, Inc., Class A.................................  41,099  2,400,593
    ATN International, Inc......................................  26,846  1,638,948
*   Bandwidth, Inc., Class A....................................     293     22,098
    Beasley Broadcast Group, Inc., Class A......................   5,471     20,079
#*  Boingo Wireless, Inc........................................ 108,426  2,465,607
#*  Boston Omaha Corp., Class A.................................     991     23,338
    Cable One, Inc..............................................     422    447,544
*   Care.com, Inc...............................................  51,368    860,414
#*  Cars.com, Inc...............................................  99,457  2,069,700
    CbdMD, Inc..................................................   6,215     37,787
#*  Central European Media Enterprises, Ltd., Class A...........  10,076     39,901
#*  Cincinnati Bell, Inc........................................ 116,711  1,038,728
*   Clear Channel Outdoor Holdings, Inc., Class A...............  31,534    154,201
    Cogent Communications Holdings, Inc.........................  88,424  4,883,657
#*  comScore, Inc...............................................   7,577     95,091
#   Consolidated Communications Holdings, Inc................... 118,060    609,190
*   Cumulus Media, Inc., Class A................................   1,100     19,932
#*  Daily Journal Corp..........................................     249     55,527
*   DHI Group, Inc..............................................  23,148     70,601
    Emerald Expositions Events, Inc.............................   4,774     67,075
#   Entercom Communications Corp., Class A......................  61,561    423,540
    Entravision Communications Corp., Class A................... 130,730    375,195
    EW Scripps Co. (The), Class A............................... 152,076  3,465,812
*   Fluent, Inc.................................................   2,310     16,239
#   Gannett Co., Inc............................................ 116,482  1,086,777
*   GCI Liberty, Inc., Class A..................................  61,671  3,676,825
*   Glu Mobile, Inc.............................................  24,461    267,603
*   Gray Television, Inc........................................ 134,064  3,141,119
*   Gray Television, Inc., Class A..............................     912     20,246
*   Hemisphere Media Group, Inc.................................  20,085    293,442
    IDT Corp., Class B..........................................  73,066    520,230
*   IMAX Corp...................................................  56,442  1,376,056
#*  Intelsat SA.................................................  79,952  1,618,228
#*  Iridium Communications, Inc................................. 112,323  3,084,390
    John Wiley & Sons, Inc., Class A............................  57,643  2,661,954
*   Lee Enterprises, Inc........................................  46,309    129,665
*   Liberty Latin America, Ltd., Class A........................  51,030  1,068,058
*   Liberty Latin America, Ltd., Class C........................  56,214  1,171,500
*   Liberty Media Corp.-Liberty Braves, Class A.................   6,786    192,451
*   Liberty Media Corp.-Liberty Braves, Class C.................  15,980    449,837
*   Liberty TripAdvisor Holdings, Inc., Class A................. 184,966  2,726,399
#   Lions Gate Entertainment Corp., Class A.....................  16,488    240,560
    Lions Gate Entertainment Corp., Class B.....................   5,268     71,645
*   Loral Space & Communications, Inc...........................     941     34,648
*   Marchex, Inc., Class B......................................  96,003    457,934
    Marcus Corp. (The)..........................................  46,006  1,730,746
#*  McClatchy Co. (The), Class A................................     842      2,629
#*  Meet Group, Inc. (The)...................................... 260,953  1,450,899
#   Meredith Corp...............................................  68,533  4,043,447
*   MSG Networks, Inc., Class A................................. 101,313  2,333,238
    National CineMedia, Inc..................................... 342,706  2,392,088
#   New Media Investment Group, Inc.............................  69,110    738,786

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMUNICATION SERVICES -- (Continued)
#   New York Times Co. (The), Class A...........................   213,321 $  7,071,591
    Nexstar Media Group, Inc., Class A..........................    73,168    8,564,314
#*  ORBCOMM, Inc................................................    96,576      699,210
#*  Pareteum Corp...............................................    18,830       85,865
*   pdvWireless, Inc............................................     8,734      347,613
#*  QuinStreet, Inc.............................................   147,745    2,108,321
*   Reading International, Inc., Class A........................    35,897      547,788
*   Reading International, Inc., Class B........................     2,340       59,085
*   Rosetta Stone, Inc..........................................    41,894    1,056,567
    Saga Communications, Inc., Class A..........................    17,282      554,407
    Salem Media Group, Inc......................................    16,375       33,896
    Scholastic Corp.............................................    54,523    2,174,377
    Shenandoah Telecommunications Co............................   103,180    4,264,429
    Sinclair Broadcast Group, Inc., Class A.....................    91,559    4,192,487
#*  Social Reality, Inc.........................................     4,334       21,020
    Spok Holdings, Inc..........................................    49,865      690,630
*   TechTarget, Inc.............................................    70,340    1,173,975
    TEGNA, Inc..................................................    64,530    1,027,318
    Telephone & Data Systems, Inc...............................   201,647    6,428,506
    Townsquare Media, Inc., Class A.............................    13,238       74,795
#*  Travelzoo...................................................    22,894      402,248
    Tribune Media Co., Class A..................................     7,446      344,005
*   Tribune Publishing Co.......................................    55,039      592,220
#*  TrueCar Inc.................................................    22,282      143,496
*   United States Cellular Corp.................................    34,381    1,653,726
#*  Urban One, Inc..............................................    39,200       75,264
*   Vonage Holdings Corp........................................   386,922    3,760,882
#*  Yelp, Inc...................................................    31,553    1,264,013
*   Zedge, Inc., Class B........................................    17,051       35,551
*   Zynga, Inc., Class A........................................ 1,611,163    9,119,183
                                                                           ------------
TOTAL COMMUNICATION SERVICES                                                117,997,764
                                                                           ------------
CONSUMER DISCRETIONARY -- (11.9%)
*   1-800-Flowers.com, Inc., Class A............................   119,349    2,540,940
    Aaron's, Inc................................................   116,009    6,460,541
#   Abercrombie & Fitch Co., Class A............................   104,574    3,125,717
#   Acushnet Holdings Corp......................................     6,773      170,747
#   Adient P.L.C................................................    57,739    1,333,771
*   Adtalem Global Education, Inc...............................    83,075    4,097,259
    AMCON Distributing Co.......................................       300       28,250
*   American Axle & Manufacturing Holdings, Inc.................   205,794    3,035,461
    American Eagle Outfitters, Inc..............................   296,064    7,040,402
*   American Outdoor Brands Corp................................    43,285      426,357
*   American Public Education, Inc..............................    38,701    1,238,432
*   America's Car-Mart, Inc.....................................    24,910    2,467,336
    Ark Restaurants Corp........................................     3,723       74,255
#*  Asbury Automotive Group, Inc................................    46,541    3,731,657
#*  At Home Group, Inc..........................................    44,398    1,042,909
#*  AutoNation, Inc.............................................    21,551      903,633
*   Barnes & Noble Education, Inc...............................   135,913      584,426
#   Barnes & Noble, Inc.........................................   268,428    1,350,193
    Bassett Furniture Industries, Inc...........................    24,841      441,176
    BBX Capital Corp............................................    28,320      156,893
*   Beazer Homes USA, Inc.......................................     1,224       16,267
#   Bed Bath & Beyond, Inc......................................    19,087      318,944
#   Big 5 Sporting Goods Corp...................................     2,552        6,712
#   Big Lots, Inc...............................................    75,036    2,788,338
*   Biglari Holdings, Inc., Class A.............................        59       43,483
*   Biglari Holdings, Inc., Class B.............................     1,716      239,090

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#   BJ's Restaurants, Inc.......................................  56,230 $2,806,439
    Bloomin' Brands, Inc........................................ 158,771  3,173,832
#*  Boot Barn Holdings, Inc..................................... 103,158  2,969,919
    Bowl America, Inc., Class A.................................   1,400     21,292
*   Bright Horizons Family Solutions, Inc.......................   1,246    159,675
#   Brinker International, Inc..................................  72,394  3,096,291
    Brunswick Corp..............................................  13,800    706,698
#   Buckle, Inc. (The)..........................................   6,297    116,369
#*  Build-A-Bear Workshop, Inc..................................  38,633    216,345
    Caleres, Inc................................................  81,772  2,144,880
    Callaway Golf Co............................................ 203,277  3,569,544
    Canterbury Park Holding Corp................................   6,569     95,382
*   Career Education Corp....................................... 201,569  3,658,477
    Carriage Services, Inc......................................  46,628    818,321
*   Carrols Restaurant Group, Inc............................... 116,811  1,145,916
    Carter's, Inc...............................................  19,906  2,108,244
#   Cato Corp. (The), Class A...................................  45,516    690,023
*   Cavco Industries, Inc.......................................  17,652  2,202,440
#*  Century Casinos, Inc........................................   4,960     45,136
#*  Century Communities, Inc.................................... 133,501  3,394,930
#   Cheesecake Factory, Inc. (The)..............................  80,098  3,974,463
    Chico's FAS, Inc............................................  91,056    318,696
#   Children's Place, Inc. (The)................................  38,725  4,368,954
#   Choice Hotels International, Inc............................  65,468  5,436,463
    Churchill Downs, Inc........................................  64,854  6,540,526
*   Chuy's Holdings, Inc........................................  70,894  1,410,082
    Citi Trends, Inc............................................  19,419    359,446
    Collectors Universe, Inc....................................  25,790    448,488
    Columbia Sportswear Co......................................   6,126    612,416
#*  Conn's, Inc.................................................  71,920  1,860,570
*   Container Store Group, Inc. (The)...........................   6,007     51,900
    Cooper Tire & Rubber Co..................................... 102,534  3,061,665
*   Cooper-Standard Holdings, Inc...............................  14,663    742,974
    Core-Mark Holding Co., Inc.................................. 115,588  4,201,624
#   Cracker Barrel Old Country Store, Inc.......................  23,721  4,002,682
*   Crocs, Inc.................................................. 238,173  6,633,118
    CSS Industries, Inc.........................................   8,412     58,968
    Culp, Inc...................................................  35,956    737,817
    Dana, Inc...................................................     742     14,469
#   Dave & Buster's Entertainment, Inc..........................  57,385  3,261,763
*   Deckers Outdoor Corp........................................  34,618  5,476,914
#*  Del Frisco's Restaurant Group, Inc..........................  61,834    414,288
*   Del Taco Restaurants, Inc...................................  66,999    673,340
    Delphi Technologies P.L.C...................................  17,942    397,056
*   Delta Apparel, Inc..........................................   5,963    143,529
*   Denny's Corp................................................ 120,021  2,234,791
#   Designer Brands, Inc........................................ 127,480  2,836,430
#*  Destination Maternity Corp..................................  10,920     24,898
*   Destination XL Group, Inc................................... 115,179    243,028
#   Dick's Sporting Goods, Inc.................................. 100,933  3,734,521
#   Dillard's, Inc., Class A....................................  23,978  1,641,294
#   Dine Brands Global, Inc.....................................  12,794  1,134,316
#*  Dorman Products, Inc........................................  58,084  5,092,224
#*  Drive Shack, Inc............................................ 147,010    755,631
    Educational Development Corp................................   5,452     49,068
*   El Pollo Loco Holdings, Inc.................................  79,056  1,010,336
#*  Eldorado Resorts, Inc.......................................  42,636  2,104,939
    Escalade, Inc...............................................  20,056    241,474
    Ethan Allen Interiors, Inc..................................  74,238  1,640,660

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Everi Holdings, Inc.........................................  16,971 $  174,632
#*  Express, Inc................................................  51,982    191,294
    Extended Stay America, Inc..................................  98,756  1,768,720
#*  Famous Dave's of America, Inc...............................  18,078     93,282
*   Fiesta Restaurant Group, Inc................................  86,940  1,100,660
    Flanigan's Enterprises, Inc.................................   1,877     46,803
    Flexsteel Industries, Inc...................................  12,412    268,844
#*  Floor & Decor Holdings, Inc., Class A.......................  26,062  1,251,497
#*  Fossil Group, Inc...........................................  89,966  1,175,856
*   Fox Factory Holding Corp....................................  63,260  4,908,976
*   frontdoor, Inc..............................................   5,000    176,200
#*  FTD Cos., Inc............................................... 133,449     95,763
#*  Funko, Inc., Class A........................................   3,600     71,388
#*  Gaia, Inc...................................................   9,771    103,377
#   GameStop Corp., Class A.....................................  47,299    409,136
    Gaming Partners International Corp..........................  15,986    219,648
#*  Garrett Motion, Inc.........................................  21,634    406,719
*   Genesco, Inc................................................  74,450  3,336,104
*   Gentherm, Inc...............................................  64,874  2,748,063
#*  G-III Apparel Group, Ltd....................................  85,410  3,685,441
    Goodyear Tire & Rubber Co. (The)............................   7,467    143,441
    Graham Holdings Co., Class B................................   8,014  5,957,848
*   Grand Canyon Education, Inc.................................  41,998  4,867,148
*   Green Brick Partners, Inc...................................  17,658    157,863
#   Group 1 Automotive, Inc.....................................  35,286  2,763,247
*   Groupon, Inc................................................ 145,398    511,801
#   Guess?, Inc................................................. 138,291  2,816,988
#*  Habit Restaurants, Inc. (The), Class A......................  60,690    646,955
    Hamilton Beach Brands Holding Co., Class A..................  31,475    569,698
#   Haverty Furniture Cos., Inc.................................  48,416  1,153,269
    Haverty Furniture Cos., Inc., Class A.......................     457     10,872
*   Helen of Troy, Ltd..........................................  49,830  7,175,520
#*  Hibbett Sports, Inc.........................................  50,865  1,052,906
*   Hilton Grand Vacations, Inc.................................  11,555    370,222
    Hooker Furniture Corp.......................................  18,987    566,002
#*  Horizon Global Corp.........................................  16,767     46,612
*   Houghton Mifflin Harcourt Co................................  99,634    710,390
*   Installed Building Products, Inc............................  29,454  1,414,676
#   International Game Technology P.L.C.........................   1,000     14,630
    International Speedway Corp., Class A.......................  44,994  1,985,135
#*  iRobot Corp.................................................  40,979  4,242,966
*   J Alexander's Holdings, Inc.................................  12,668    139,221
#   J. Jill, Inc................................................  36,666    205,696
#   Jack in the Box, Inc........................................  50,312  3,879,055
    Johnson Outdoors, Inc., Class A.............................  20,437  1,566,905
*   K12, Inc....................................................  85,255  2,567,881
    KB Home.....................................................  93,504  2,422,689
#*  Kirkland's, Inc.............................................  19,100    112,308
*   Lakeland Industries, Inc....................................  19,414    246,364
#*  Lands' End, Inc.............................................  14,943    261,652
*   Laureate Education, Inc., Class A...........................  57,384    903,224
    La-Z-Boy, Inc............................................... 116,492  3,820,938
#   LCI Industries..............................................  44,007  3,866,015
*   Leaf Group, Ltd.............................................  60,350    506,337
#*  LGI Homes, Inc..............................................   2,259    156,571
#*  Libbey, Inc.................................................  22,805     57,013
*   Liberty Expedia Holdings, Inc., Class A.....................  68,409  3,175,546
    Liberty Tax, Inc............................................   4,084     36,756
    Lifetime Brands, Inc........................................  22,827    215,943

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Lindblad Expeditions Holdings, Inc..........................  72,529 $1,175,695
*   Liquidity Services, Inc.....................................  69,110    469,257
#   Lithia Motors, Inc., Class A................................  51,735  5,872,957
#*  Lumber Liquidators Holdings, Inc............................  67,740    895,523
*   M/I Homes, Inc..............................................  42,762  1,204,606
*   Malibu Boats, Inc., Class A.................................  58,307  2,426,737
    Marine Products Corp........................................  40,616    616,145
*   MarineMax, Inc..............................................  81,558  1,410,138
    Marriott Vacations Worldwide Corp...........................  52,110  5,504,379
*   MasterCraft Boat Holdings, Inc..............................  48,207  1,192,641
    MDC Holdings, Inc...........................................  85,974  2,627,365
>>  Media General, Inc. Contingent Value Rights.................  64,715      2,537
*   Meritage Homes Corp.........................................  43,894  2,245,178
#*  Michaels Cos., Inc. (The)................................... 101,716  1,143,288
*   Modine Manufacturing Co.....................................  81,506  1,205,474
#*  Monarch Casino & Resort, Inc................................  36,281  1,548,836
#   Monro, Inc..................................................  45,850  3,843,605
#*  Motorcar Parts of America, Inc..............................  43,517    899,061
    Movado Group, Inc...........................................  41,516  1,480,045
*   Murphy USA, Inc.............................................  58,705  5,017,516
    Nathan's Famous, Inc........................................  15,237  1,052,115
#*  National Vision Holdings, Inc...............................     875     23,625
*   Nautilus, Inc...............................................  96,877    518,292
#*  New Home Co., Inc. (The)....................................  34,457    158,847
#*  Noodles & Co................................................  44,078    315,158
    Office Depot, Inc........................................... 396,462    951,509
#*  Ollie's Bargain Outlet Holdings, Inc........................  23,826  2,278,719
#*  Overstock.com, Inc..........................................  58,799    774,971
    Oxford Industries, Inc......................................  32,402  2,691,310
#   Papa John's International, Inc..............................  52,571  2,689,532
#*  Party City Holdco, Inc......................................  44,735    299,725
*   Penn National Gaming, Inc...................................  63,991  1,386,685
#   Penske Automotive Group, Inc................................  69,913  3,210,405
#   PetMed Express, Inc.........................................  65,339  1,427,657
*   Planet Fitness, Inc., Class A...............................  76,446  5,786,962
*   Playa Hotels & Resorts NV...................................   6,802     54,416
*   PlayAGS, Inc................................................   1,015     24,482
#*  Potbelly Corp...............................................  65,547    583,368
#*  Quotient Technology Inc.....................................  14,037    130,404
    RCI Hospitality Holdings, Inc...............................  15,408    350,840
*   Red Lion Hotels Corp........................................  42,224    334,414
#*  Red Robin Gourmet Burgers, Inc..............................  31,274  1,001,706
*   Regis Corp..................................................  83,833  1,569,354
#*  RH..........................................................   3,000    320,130
    Rocky Brands, Inc...........................................  20,684    527,649
    RTW RetailWinds, Inc........................................  50,010    116,023
*   Rubicon Project, Inc. (The)................................. 116,000    741,240
    Ruth's Hospitality Group, Inc............................... 103,292  2,683,526
#*  Sally Beauty Holdings, Inc..................................  42,748    756,640
#*  Scientific Games Corp., Class A.............................  52,730  1,219,645
#*  SeaWorld Entertainment, Inc.................................  32,844    874,307
#*  Shake Shack, Inc., Class A..................................  40,071  2,456,352
*   Shiloh Industries, Inc......................................  48,147    275,401
#   Shoe Carnival, Inc..........................................  48,652  1,734,930
*   Shutterfly, Inc.............................................  63,622  2,788,552
    Shutterstock, Inc...........................................  40,441  1,635,838
    Signet Jewelers, Ltd........................................  40,028    927,849
*   Skechers U.S.A., Inc., Class A..............................  70,830  2,242,478
    Skyline Champion Corp.......................................  30,212    637,775

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Sleep Number Corp...........................................  89,608 $  3,118,358
#   Sonic Automotive, Inc., Class A.............................  49,435    1,000,070
#*  Sotheby's...................................................  72,693    3,066,191
    Speedway Motorsports, Inc...................................  53,969      990,331
#*  Sportsman's Warehouse Holdings, Inc......................... 174,117      776,562
#*  Stamps.com, Inc.............................................  23,569    2,022,220
    Standard Motor Products, Inc................................  57,284    2,862,481
    Steven Madden, Ltd.......................................... 165,451    6,014,144
#*  Stitch Fix, Inc., Class A...................................  10,395      277,027
*   Stoneridge, Inc.............................................  93,017    2,923,524
    Strategic Education, Inc....................................  49,832    7,143,417
    Strattec Security Corp......................................   8,231      249,317
    Superior Group of Cos, Inc..................................  24,071      402,949
#   Superior Industries International, Inc......................  54,000      267,300
#   Tailored Brands, Inc........................................  67,778      552,391
*   Tandy Leather Factory, Inc..................................  23,665      140,097
*   Taylor Morrison Home Corp., Class A......................... 150,772    2,918,946
#*  Tempur Sealy International, Inc.............................  25,595    1,571,533
    Tenneco, Inc., Class A......................................  49,880    1,093,370
    Texas Roadhouse, Inc........................................  88,757    4,793,766
#   Thor Industries, Inc........................................   6,872      452,659
    Tile Shop Holdings, Inc..................................... 107,170      520,846
    Tilly's, Inc., Class A......................................  62,427      734,142
*   TopBuild Corp...............................................  64,007    4,559,219
    Tower International, Inc....................................  59,849    1,396,876
*   Town Sports International Holdings, Inc.....................  24,903       90,398
*   TravelCenters of America LLC................................  38,760      155,428
#*  TRI Pointe Group, Inc....................................... 228,472    2,981,560
    Tupperware Brands Corp......................................  37,525      893,095
*   Unifi, Inc..................................................  37,068      748,774
*   Universal Electronics, Inc..................................  34,139    1,298,989
*   Urban Outfitters, Inc....................................... 109,725    3,262,124
#*  Veoneer, Inc................................................  10,658      235,222
*   Vera Bradley, Inc...........................................  48,570      596,440
#*  Vince Holding Corp..........................................   1,906       25,731
*   Vista Outdoor, Inc..........................................  44,407      383,232
#*  Visteon Corp................................................  34,562    2,281,783
#*  Vitamin Shoppe, Inc.........................................  65,638      412,207
*   VOXX International Corp..................................... 102,017      444,794
#*  Weight Watchers International, Inc..........................  51,631    1,054,305
#   Wendy's Co. (The)........................................... 362,549    6,747,037
    Weyco Group, Inc............................................  14,290      490,290
*   William Lyon Homes, Class A.................................  63,629    1,072,785
#   Williams-Sonoma, Inc........................................  17,045      974,463
#   Wingstop, Inc...............................................  28,782    2,166,421
    Winmark Corp................................................  10,214    1,884,994
#   Winnebago Industries, Inc...................................  77,870    2,754,262
    Wolverine World Wide, Inc................................... 114,766    4,224,536
#*  ZAGG, Inc................................................... 101,206      833,937
    Zovio, Inc..................................................  66,296      399,102
*   Zumiez, Inc.................................................  47,375    1,261,596
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY                                              414,154,924
                                                                         ------------
CONSUMER STAPLES -- (3.8%)
    Alico, Inc..................................................  10,504      291,801
    Andersons, Inc. (The).......................................  47,657    1,558,384
*   Avon Products, Inc.......................................... 525,916    1,672,413
#   B&G Foods, Inc..............................................  65,549    1,704,274
*   BJ's Wholesale Club Holdings, Inc...........................   7,079      200,690

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER STAPLES -- (Continued)
#*  Boston Beer Co., Inc. (The), Class A........................  10,813 $3,352,138
*   Bridgford Foods Corp........................................   6,838    191,464
#   Calavo Growers, Inc.........................................  32,372  3,101,561
#   Cal-Maine Foods, Inc........................................  72,347  2,974,185
    Casey's General Stores, Inc.................................  24,333  3,220,473
#*  Central Garden & Pet Co.....................................  27,336    737,525
*   Central Garden & Pet Co., Class A...........................  76,906  1,882,659
*   Chefs' Warehouse, Inc. (The)................................  74,343  2,429,529
#   Coca-Cola Consolidated, Inc.................................  12,876  4,185,086
*   Coffee Holding Co., Inc.....................................   7,765     39,524
*   Craft Brew Alliance, Inc....................................  68,268    963,261
*   Darling Ingredients, Inc.................................... 292,864  6,387,364
#   Dean Foods Co............................................... 145,587    247,498
#*  Edgewell Personal Care Co...................................  75,976  3,132,490
#*  elf Beauty Inc..............................................  10,822    138,413
#   Energizer Holdings, Inc.....................................  91,522  4,382,989
#*  Farmer Brothers Co..........................................  42,718    861,195
#   Flowers Foods, Inc..........................................  60,749  1,320,683
    Fresh Del Monte Produce, Inc................................  91,186  2,690,899
*   Hostess Brands, Inc......................................... 102,636  1,375,322
#   Ingles Markets, Inc., Class A...............................  46,616  1,279,609
    Inter Parfums, Inc..........................................  63,168  4,579,048
#   J&J Snack Foods Corp........................................  26,004  4,087,309
    John B. Sanfilippo & Son, Inc...............................  30,778  2,219,402
    Lancaster Colony Corp.......................................  38,638  5,745,857
*   Landec Corp.................................................  76,604    805,108
#*  Lifevantage Corp............................................  36,947    420,457
*   Lifeway Foods, Inc..........................................   4,180      8,736
    Limoneira Co................................................  36,114    824,844
    Mannatech, Inc..............................................   1,440     25,862
    Medifast, Inc...............................................  33,584  4,926,437
#   MGP Ingredients, Inc........................................  44,536  3,913,378
#   National Beverage Corp......................................  81,150  4,544,400
*   Natural Alternatives International, Inc.....................  22,059    286,988
*   Natural Grocers by Vitamin Cottage, Inc.....................  49,415    611,758
#   Natural Health Trends Corp..................................   1,244     14,381
*   Nature's Sunshine Products, Inc.............................     216      1,944
    Nu Skin Enterprises, Inc., Class A..........................  26,531  1,349,632
    Oil-Dri Corp. of America....................................  13,193    419,669
*   Performance Food Group Co...................................  77,695  3,181,610
    PriceSmart, Inc.............................................  44,817  2,680,505
#*  Primo Water Corp............................................  63,112    994,014
#*  Pyxus International, Inc....................................  12,036    274,782
#*  Revlon, Inc., Class A.......................................  34,166    729,444
#*  RiceBran Technologies.......................................   5,300     15,953
    Rocky Mountain Chocolate Factory, Inc.......................  10,522    103,589
#   Sanderson Farms, Inc........................................  46,425  7,039,423
    Seaboard Corp...............................................      99    445,062
*   Seneca Foods Corp., Class A.................................  22,487    556,553
*   Seneca Foods Corp., Class B.................................   1,443     35,252
*   Simply Good Foods Co. (The).................................  13,547    304,266
*   Smart & Final Stores, Inc................................... 462,338  3,019,067
    SpartanNash Co..............................................  72,112  1,166,051
#   Spectrum Brands Holdings, Inc...............................  28,883  1,778,326
#*  Sprouts Farmers Market, Inc.................................  60,940  1,305,335
#   Tootsie Roll Industries, Inc................................  39,385  1,529,320
#*  TreeHouse Foods, Inc........................................  88,175  5,905,962
#   Turning Point Brands, Inc...................................  32,467  1,388,614
#*  United Natural Foods, Inc...................................  92,948  1,200,888

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                    SHARES     VALUE+
                                                    ------- ------------
CONSUMER STAPLES -- (Continued)
    United-Guardian, Inc.                            14,172 $    269,410
    Universal Corp.                                  33,750    1,817,775
#*  USANA Health Sciences, Inc.                      53,904    4,498,828
#   Vector Group, Ltd.                              126,618    1,206,670
#   Village Super Market, Inc., Class A              19,588      575,495
#   WD-40 Co.                                        19,775    3,327,144
#   Weis Markets, Inc.                               36,255    1,524,523
                                                            ------------
TOTAL CONSUMER STAPLES                                       131,980,500
                                                            ------------
ENERGY -- (4.0%)
    Adams Resources & Energy, Inc.                    8,197      296,322
#*  Antero Resources Corp.                            2,100       15,225
*   Apergy Corp.                                     30,194    1,198,400
#   Arch Coal, Inc., Class A                         35,890    3,480,612
    Archrock, Inc.                                  136,596    1,380,986
*   Ardmore Shipping Corp.                           40,160      280,317
#*  Basic Energy Services, Inc.                      24,087       60,699
    Berry Petroleum Corp.                             2,574       29,241
#*  Bonanza Creek Energy, Inc.                       48,891    1,176,806
*   C&J Energy Services, Inc.                        14,850      208,642
*   Cactus, Inc., Class A                            12,974      470,956
#*  California Resources Corp.                       43,813      923,578
#*  Callon Petroleum Co.                            175,715    1,319,620
#*  CARBO Ceramics, Inc.                              4,267       11,606
#*  Carrizo Oil & Gas, Inc.                         146,484    1,877,925
#*  Centennial Resource Development, Inc., Class A   12,656      133,268
#*  Chaparral Energy, Inc., Class A                   4,592       31,960
    Cimarex Energy Co.                                  701       48,131
*   Clean Energy Fuels Corp.                        292,014      916,924
*   CNX Resources Corp.                             337,793    3,026,625
*   CONSOL Energy, Inc.                              38,723    1,312,710
#*  Contango Oil & Gas Co.                           67,258      203,119
*   Contura Energy, Inc.                              2,362      133,099
#   Core Laboratories NV                              3,174      201,200
    CVR Energy, Inc.                                 29,913    1,364,332
*   Dawson Geophysical Co.                           18,209       50,985
    Delek US Holdings, Inc.                         156,490    5,799,519
    DHT Holdings, Inc.                              258,221    1,376,318
#*  Diamond Offshore Drilling, Inc.                  93,669      909,526
    DMC Global, Inc.                                 39,931    2,767,218
*   Dorian LPG, Ltd.                                 68,277      547,581
#*  Dril-Quip, Inc.                                  73,824    3,215,773
*   Earthstone Energy, Inc., Class A                 51,004      341,727
#   EnLink Midstream LLC                            119,646    1,398,662
#   Ensco Rowan P.L.C., Class A                     285,365    3,986,549
*   Era Group, Inc.                                  65,295      629,444
    Evolution Petroleum Corp.                        75,968      534,055
*   Exterran Corp.                                  115,912    1,648,269
#*  Extraction Oil & Gas, Inc.                      115,600      543,320
#*  Forum Energy Technologies, Inc.                 220,996    1,321,556
*   Frank's International NV                         52,983      309,421
    GasLog, Ltd.                                    102,386    1,600,293
*   Geospace Technologies Corp.                      23,698      318,738
*   Goodrich Petroleum Corp.                          7,444      101,908
    Green Plains, Inc.                              107,602    1,869,047
*   Gulf Island Fabrication, Inc.                    65,466      563,008
#*  Gulfport Energy Corp.                            67,159      439,891
    Hallador Energy Co.                              44,558      229,919
*   Helix Energy Solutions Group, Inc.              277,075    2,166,726

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
ENERGY -- (Continued)
#*  HighPoint Resources Corp.................................... 287,986 $  789,082
#*  Independence Contract Drilling, Inc.........................  28,768     81,413
*   International Seaways, Inc..................................  54,065    963,438
#*  ION Geophysical Corp........................................  24,886    318,292
#*  Jagged Peak Energy, Inc.....................................  10,835    114,526
*   Keane Group, Inc............................................  98,895  1,037,408
*   KLX Energy Services Holdings, Inc...........................  41,499  1,164,047
#   Kosmos Energy, Ltd.......................................... 389,961  2,608,839
*   Laredo Petroleum, Inc....................................... 291,581    880,575
*   Lonestar Resources US, Inc., Class A........................  27,670    110,127
#   Mammoth Energy Services, Inc................................  11,994    186,986
#*  Matador Resources Co........................................  46,677    919,070
*   Matrix Service Co...........................................  78,523  1,539,836
#*  McDermott International, Inc................................ 161,160  1,303,784
*   Midstates Petroleum Co., Inc................................  28,606    365,299
*   Mitcham Industries, Inc.....................................  12,886     48,065
    Nabors Industries, Ltd...................................... 101,657    355,799
    NACCO Industries, Inc., Class A.............................  15,945    651,991
*   Natural Gas Services Group, Inc.............................  27,174    436,686
*   NCS Multistage Holdings, Inc................................   9,951     39,505
*   Newpark Resources, Inc...................................... 409,450  2,988,985
*   Nine Energy Service, Inc....................................   5,146    103,589
#*  Noble Corp. P.L.C........................................... 515,127  1,354,784
#*  Northern Oil and Gas, Inc................................... 147,118    389,863
#*  Oasis Petroleum, Inc........................................ 248,348  1,514,923
*   Oceaneering International, Inc..............................  76,281  1,464,595
*   Oil States International, Inc...............................  46,647    901,220
*   Overseas Shipholding Group, Inc., Class A...................  20,105     36,591
    Panhandle Oil and Gas, Inc., Class A........................  39,775    596,625
*   Par Pacific Holdings, Inc...................................  41,869    818,120
    Patterson-UTI Energy, Inc................................... 188,408  2,560,465
    PBF Energy, Inc., Class A................................... 218,320  7,331,186
#*  PDC Energy, Inc............................................. 103,181  4,487,342
    Peabody Energy Corp......................................... 120,184  3,457,694
#*  Penn Virginia Corp..........................................   8,023    360,233
*   ProPetro Holding Corp.......................................  66,860  1,479,612
*   QEP Resources, Inc.......................................... 199,531  1,500,473
#   Range Resources Corp........................................ 192,892  1,743,744
#*  Renewable Energy Group, Inc................................. 118,975  2,869,677
#*  REX American Resources Corp.................................  18,425  1,557,097
*   RigNet, Inc.................................................  16,867    158,381
#*  Ring Energy, Inc............................................ 112,121    580,787
*   Roan Resources, Inc.........................................   2,870     16,273
#   RPC, Inc.................................................... 102,842  1,058,244
*   SAExploration Holdings, Inc.................................   4,035     13,880
*   SandRidge Energy, Inc.......................................  29,771    248,886
#   Scorpio Tankers, Inc........................................  72,879  1,878,821
*   SEACOR Holdings, Inc........................................  28,143  1,253,489
*   SEACOR Marine Holdings, Inc.................................  39,456    535,812
*   Select Energy Services, Inc., Class A.......................  33,596    387,026
#   SemGroup Corp., Class A.....................................  53,585    699,820
#   Ship Finance International, Ltd.............................  87,059  1,110,873
*   SilverBow Resources, Inc....................................   4,514     81,884
    SM Energy Co................................................ 151,674  2,416,167
*   Smart Sand, Inc.............................................   6,902     27,125
#   Solaris Oilfield Infrastructure, Inc., Class A..............  63,651  1,081,430
#*  Southwestern Energy Co...................................... 786,184  3,105,427
#*  SRC Energy, Inc............................................. 187,614  1,153,826
*   Superior Energy Services, Inc............................... 199,579    716,489

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
ENERGY -- (Continued)
#*  Talos Energy, Inc...........................................  30,953 $    919,304
*   TETRA Technologies, Inc..................................... 218,851      520,865
#*  Tidewater, Inc..............................................   8,236      185,310
#*  Transocean, Ltd............................................. 620,203    4,874,796
#*  Unit Corp................................................... 100,720    1,365,763
#   US Silica Holdings, Inc.....................................  81,382    1,287,463
*   VAALCO Energy, Inc..........................................  20,146       46,537
*   W&T Offshore, Inc........................................... 357,128    2,278,477
#*  Whiting Petroleum Corp...................................... 129,977    3,560,070
    World Fuel Services Corp....................................  89,961    2,775,297
                                                                         ------------
TOTAL ENERGY                                                              138,541,864
                                                                         ------------
FINANCIALS -- (18.7%)
#   1st Constitution Bancorp....................................     170        3,193
    1st Source Corp.............................................  56,132    2,628,662
    ACNB Corp...................................................   1,396       52,867
*   Allegiance Bancshares, Inc..................................  11,189      386,804
*   A-Mark Precious Metals, Inc.................................   7,885       88,785
#*  Ambac Financial Group, Inc..................................  28,864      539,757
    American Equity Investment Life Holding Co.................. 129,659    3,813,271
    American National Bankshares, Inc...........................  11,283      426,723
    American National Insurance Co..............................  10,537    1,193,737
    American River Bankshares...................................   2,368       30,334
    Ameris Bancorp.                                               73,797    2,690,639
    AMERISAFE, Inc..............................................  46,160    2,733,595
    AmeriServ Financial, Inc....................................  87,157      359,958
    Argo Group International Holdings, Ltd......................  60,193    4,699,268
    Arrow Financial Corp........................................  40,712    1,369,959
    Artisan Partners Asset Management, Inc., Class A............  88,317    2,502,904
#*  Ashford, Inc................................................   2,291      126,921
    Associated Banc-Corp........................................ 276,878    6,282,362
#   Associated Capital Group, Inc., Class A.....................     212        8,758
    Atlantic American Corp......................................   4,900       12,054
*   Atlantic Capital Bancshares, Inc............................  31,601      551,121
*   Atlanticus Holdings Corp....................................  19,846       69,659
#*  Atlas Financial Holdings, Inc...............................   7,176        9,185
#   Auburn National Bancorporation, Inc.........................     300       10,731
#*  Axos Financial, Inc......................................... 104,916    3,432,852
#   Banc of California, Inc.....................................  87,222    1,265,591
    BancFirst Corp..............................................  44,276    2,497,166
*   Bancorp, Inc. (The)......................................... 154,066    1,573,014
#   BancorpSouth Bank........................................... 196,194    5,979,993
    Bank of Commerce Holdings...................................   8,387       90,747
#   Bank of Hawaii Corp.........................................  68,402    5,634,957
    Bank of Marin Bancorp.......................................  19,870      841,494
    Bank of NT Butterfield & Son, Ltd. (The)....................  20,543      822,131
    Bank OZK....................................................     674       22,006
    BankFinancial Corp..........................................  33,214      498,542
    BankUnited, Inc............................................. 101,041    3,696,080
    Bankwell Financial Group, Inc...............................   2,181       66,499
    Banner Corp.................................................  60,908    3,229,342
    Bar Harbor Bankshares.......................................  18,966      498,426
*   Baycom Corp.................................................   3,516       81,044
    BCB Bancorp, Inc............................................  11,993      158,547
*   Berkshire Bancorp, Inc......................................     150        1,975
    Berkshire Hills Bancorp, Inc................................  75,134    2,253,269
#   BGC Partners, Inc., Class A.................................  85,450      461,430
*   Blucora, Inc................................................  92,763    3,246,705
    Blue Capital Reinsurance Holdings, Ltd......................   1,285        9,560

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Boston Private Financial Holdings, Inc...................... 199,665 $2,286,164
    Bridge Bancorp, Inc.........................................  26,941    834,902
*   Brighthouse Financial, Inc..................................     689     28,793
    BrightSphere Investment Group P.L.C.........................  69,168  1,014,003
    Brookline Bancorp, Inc...................................... 136,921  2,060,661
    Bryn Mawr Bank Corp.........................................  41,204  1,569,460
*   Byline Bancorp, Inc.........................................     546     10,931
    C&F Financial Corp..........................................   3,311    160,584
    Cadence BanCorp.............................................  77,307  1,758,734
    California First National Bancorp...........................   3,097     47,616
#   Cambridge Bancorp...........................................     221     18,531
    Camden National Corp........................................  31,684  1,393,462
*   Cannae Holdings, Inc........................................  27,105    695,785
    Capital City Bank Group, Inc................................  18,268    419,068
    Capitol Federal Financial, Inc.............................. 288,431  3,980,348
    Capstar Financial Holdings, Inc.............................   8,471    131,216
    Carolina Financial Corp.....................................  20,240    730,462
    Cathay General Bancorp...................................... 206,467  7,595,921
    CBTX, Inc...................................................     761     24,124
    CenterState Banks Corp...................................... 118,060  2,913,721
    Central Pacific Financial Corp..............................  36,153  1,084,952
    Central Valley Community Bancorp............................   5,561    113,778
    Century Bancorp, Inc., Class A..............................   3,823    350,454
#   Chemical Financial Corp.....................................  94,699  4,160,127
    Chemung Financial Corp......................................     763     36,151
    Citizens & Northern Corp....................................  12,978    367,926
#   Citizens Community Bancorp, Inc.............................  20,282    238,516
    Citizens Holding Co.........................................     592     12,740
#*  Citizens, Inc............................................... 100,100    676,676
#   City Holding Co.............................................  36,845  2,924,756
    Civista Bancshares, Inc.....................................   5,834    128,348
    CNB Financial Corp..........................................  19,231    547,699
    CNO Financial Group, Inc.................................... 336,171  5,563,630
    Codorus Valley Bancorp, Inc.................................   3,272     69,236
#   Cohen & Steers, Inc.........................................  58,981  2,957,897
    Colony Bankcorp, Inc........................................   1,629     27,872
    Columbia Banking System, Inc................................ 145,269  5,453,398
    Community Bank System, Inc..................................  93,818  6,235,144
    Community Bankers Trust Corp................................   4,335     34,160
    Community Financial Corp. (The).............................   1,099     33,651
    Community Trust Bancorp, Inc................................  43,311  1,829,890
    Community West Bancshares...................................   1,200     12,228
    ConnectOne Bancorp, Inc.....................................  58,689  1,281,181
#*  Consumer Portfolio Services, Inc............................  48,217    169,724
#   County Bancorp, Inc.........................................     952     17,069
#*  Cowen, Inc..................................................  46,810    784,067
    Crawford & Co., Class A.....................................  70,697    636,273
    Crawford & Co., Class B.....................................  50,444    444,916
#*  Curo Group Holdings Corp....................................   4,882     65,028
*   Customers Bancorp, Inc...................................... 137,533  3,115,122
#   CVB Financial Corp.......................................... 230,262  4,996,685
    Diamond Hill Investment Group, Inc..........................   7,467  1,078,832
    Dime Community Bancshares, Inc..............................  93,580  1,885,637
    Donegal Group, Inc., Class A................................  44,691    603,328
    Donegal Group, Inc., Class B................................     870     10,223
*   Donnelley Financial Solutions, Inc..........................  80,173  1,227,449
*   Eagle Bancorp, Inc..........................................  64,275  3,551,836
#   Eaton Vance Corp............................................  11,709    486,743
*   eHealth, Inc................................................  50,417  3,062,329

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
*   Elevate Credit, Inc.........................................   8,593 $   38,497
    EMC Insurance Group, Inc....................................  45,244  1,452,785
    Employers Holdings, Inc.....................................  63,359  2,719,368
#*  Encore Capital Group, Inc...................................  53,679  1,516,969
*   Enova International, Inc....................................  90,539  2,483,485
*   Enstar Group, Ltd...........................................  17,850  3,164,091
*   Entegra Financial Corp......................................   1,415     41,743
    Enterprise Bancorp, Inc.....................................   5,676    180,099
    Enterprise Financial Services Corp..........................  43,739  1,860,657
*   Equity Bancshares, Inc., Class A............................  18,373    482,475
    ESSA Bancorp, Inc...........................................  14,300    218,933
*   Essent Group, Ltd...........................................  42,753  2,028,630
    Evans Bancorp, Inc..........................................   2,846    104,562
    Evercore, Inc., Class A.....................................  53,675  5,229,555
#*  EZCORP, Inc., Class A....................................... 100,394  1,091,283
    Farmers National Banc Corp..................................  24,037    345,892
    FB Financial Corp...........................................   5,005    183,884
    FBL Financial Group, Inc., Class A..........................  40,672  2,540,780
    Federal Agricultural Mortgage Corp., Class A................   1,115     79,054
    Federal Agricultural Mortgage Corp., Class C................  23,600  1,804,928
#   Federated Investors, Inc., Class B.......................... 167,751  5,154,988
    FedNat Holding Co...........................................  32,651    531,232
    Fidelity Southern Corp......................................  66,906  1,947,634
    Fifth Third Bancorp......................................... 147,504  4,251,065
    Financial Institutions, Inc.................................  36,632  1,007,380
*   First Acceptance Corp.......................................  96,214    115,457
    First American Financial Corp...............................  49,655  2,833,314
    First Bancorp...............................................  51,744  1,961,615
    First BanCorp............................................... 236,779  2,675,603
    First Bancorp, Inc..........................................  14,705    394,241
    First Bancshares, Inc. (The)................................   5,227    161,410
    First Bank..................................................   6,366     72,636
    First Busey Corp............................................  81,421  2,103,919
    First Business Financial Services, Inc......................   6,867    158,147
    First Choice Bancorp........................................   4,152     88,272
    First Citizens BancShares, Inc., Class A....................   1,503    673,720
    First Commonwealth Financial Corp........................... 173,386  2,359,783
    First Community Bancshares, Inc.............................  41,219  1,432,772
    First Defiance Financial Corp...............................  54,410  1,605,639
    First Financial Bancorp..................................... 173,297  4,349,755
#   First Financial Bankshares, Inc.............................  62,558  3,848,568
    First Financial Corp........................................  25,478  1,048,929
    First Financial Northwest, Inc..............................  27,065    452,797
    First Foundation, Inc.......................................  58,580    832,422
    First Hawaiian, Inc.........................................  60,429  1,670,862
    First Internet Bancorp......................................  13,903    304,337
    First Interstate BancSystem, Inc., Class A..................  76,271  3,223,212
    First Merchants Corp........................................  97,703  3,582,769
    First Mid Bancshares, Inc...................................   5,923    204,284
    First Midwest Bancorp, Inc.................................. 183,633  3,942,601
    First Northwest Bancorp.....................................   7,344    119,560
    First of Long Island Corp. (The)............................  39,945    929,520
    First United Corp...........................................   1,912     36,175
    FirstCash, Inc..............................................  83,455  8,151,884
    Flagstar Bancorp, Inc.......................................  83,998  3,002,928
    Flushing Financial Corp.....................................  77,544  1,752,494
#   FNB Corp.................................................... 173,089  2,099,570
#   Franklin Financial Network, Inc.............................  32,171    889,528
    FS Bancorp, Inc.............................................   3,068    158,585

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Fulton Financial Corp....................................... 354,355 $6,112,624
#   GAIN Capital Holdings, Inc..................................  26,997    142,274
    GAMCO Investors, Inc., Class A..............................  19,271    417,795
*   Genworth Financial, Inc., Class A...........................   6,100     23,119
    German American Bancorp, Inc................................  52,618  1,570,647
    Glacier Bancorp, Inc........................................ 134,100  5,711,319
    Global Indemnity, Ltd.......................................  24,008    739,446
    Great Southern Bancorp, Inc.................................  34,088  1,975,400
    Great Western Bancorp, Inc..................................  77,120  2,712,310
*   Green Dot Corp., Class A....................................  84,511  5,389,266
#   Greenhill & Co., Inc........................................ 107,072  2,217,461
#*  Greenlight Capital Re, Ltd., Class A........................ 140,116  1,678,590
    Guaranty Bancshares, Inc....................................   2,065     57,965
    Guaranty Federal Bancshares, Inc............................   2,022     45,940
*   Hallmark Financial Services, Inc............................  33,293    382,204
#   Hamilton Lane, Inc., Class A................................   8,660    423,128
    Hancock Whitney Corp........................................  88,958  3,891,023
    Hanmi Financial Corp........................................  80,861  1,918,023
    Hanover Insurance Group, Inc. (The).........................  50,699  6,114,806
#*  HarborOne Bancorp, Inc......................................  10,172    190,420
#   Hawthorn Bancshares, Inc....................................   2,114     49,700
#   HCI Group, Inc..............................................  33,285  1,418,607
#   Heartland Financial USA, Inc................................  44,294  1,988,801
#   Hennessy Advisors, Inc......................................   2,761     27,582
    Heritage Commerce Corp...................................... 131,114  1,641,547
#   Heritage Financial Corp.....................................  54,712  1,656,132
    Heritage Insurance Holdings, Inc............................  20,909    285,199
    Hilltop Holdings, Inc....................................... 197,180  4,146,695
    Hingham Institution for Savings.............................   1,689    312,482
*   HMN Financial, Inc..........................................   2,746     60,824
    Home Bancorp, Inc...........................................   2,017     73,903
#   Home BancShares, Inc........................................ 240,974  4,624,291
*   HomeStreet, Inc.............................................  52,779  1,485,201
    HomeTrust Bancshares, Inc...................................  11,678    296,154
    Hope Bancorp, Inc........................................... 260,431  3,661,660
    HopFed Bancorp, Inc.........................................   5,577    108,975
    Horace Mann Educators Corp..................................  77,779  3,000,714
    Horizon Bancorp, Inc........................................  64,159  1,043,867
    Houlihan Lokey, Inc.........................................  17,046    840,709
*   Howard Bancorp, Inc.........................................   6,442     96,823
    IBERIABANK Corp.............................................  23,864  1,897,188
#   Independence Holding Co.....................................   2,009     76,905
#   Independent Bank Corp.......................................  46,556  3,735,188
    Independent Bank Corp.......................................  21,971    473,036
    Independent Bank Group, Inc.................................  45,778  2,609,346
#   Interactive Brokers Group, Inc., Class A.................... 114,563  6,213,897
    International Bancshares Corp............................... 113,925  4,724,470
*   INTL. FCStone, Inc..........................................  33,417  1,355,394
    Investar Holding Corp.......................................     678     15,784
    Investors Bancorp, Inc......................................  25,119    295,148
    Investors Title Co..........................................   2,479    418,753
    James River Group Holdings, Ltd.............................  32,082  1,354,502
    Kearny Financial Corp....................................... 175,852  2,461,928
    Kemper Corp.................................................  86,600  7,783,608
    Kentucky First Federal Bancorp..............................   3,402     25,974
    Kingstone Cos., Inc.........................................  21,446    248,988
    Kinsale Capital Group, Inc..................................   8,059    585,083
    Ladenburg Thalmann Financial Services, Inc.................. 230,662    846,530
    Lake Shore Bancorp, Inc.....................................     338      5,087

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Lakeland Bancorp, Inc.......................................  84,236 $1,394,948
    Lakeland Financial Corp.....................................  60,442  2,886,105
    Landmark Bancorp, Inc.......................................   3,138     77,760
    LCNB Corp...................................................   2,648     45,016
    LegacyTexas Financial Group, Inc............................  88,509  3,547,441
    Legg Mason, Inc.............................................      30      1,004
#*  LendingClub Corp............................................ 384,743  1,223,483
#*  LendingTree, Inc............................................  16,526  6,359,535
*   Limestone Bancorp, Inc......................................     857     13,095
#   Live Oak Bancshares, Inc....................................  23,806    415,891
    Luther Burbank Corp.........................................   1,055     11,109
    Macatawa Bank Corp..........................................  59,005    608,932
    Mackinac Financial Corp.....................................   7,750    121,598
*   Magyar Bancorp, Inc.........................................     809      9,769
*   Malvern Bancorp, Inc........................................   1,300     27,547
    Marlin Business Services Corp...............................  37,093    808,256
#*  MBIA, Inc................................................... 159,089  1,538,391
    MBT Financial Corp..........................................  29,000    291,160
    Mercantile Bank Corp........................................  26,618    899,688
    Merchants Bancorp...........................................   2,630     63,593
#   Mercury General Corp........................................  77,822  4,185,267
    Meridian Bancorp, Inc....................................... 101,526  1,748,278
    Meta Financial Group, Inc...................................  60,767  1,565,358
*   Metropolitan Bank Holding Corp..............................     572     22,829
*   MGIC Investment Corp........................................ 216,764  3,173,425
    Mid Penn Bancorp, Inc.......................................   2,400     58,512
    Middlefield Banc Corp.......................................     307     12,449
    Midland States Bancorp, Inc.................................  16,222    435,074
#   MidSouth Bancorp, Inc.......................................  27,342    324,550
    MidWestOne Financial Group, Inc.............................   9,347    263,398
    Moelis & Co., Class A.......................................  27,882  1,141,768
    Morningstar, Inc............................................   2,032    291,490
#*  Mr Cooper Group, Inc........................................  19,547    168,104
    MutualFirst Financial, Inc..................................   8,685    259,595
    National Bank Holdings Corp., Class A.......................  58,487  2,236,543
#   National Bankshares, Inc....................................   1,806     76,376
    National General Holdings Corp..............................  67,093  1,653,842
    National Security Group, Inc. (The).........................   1,000     11,800
    National Western Life Group, Inc., Class A..................   2,343    624,925
    Navient Corp................................................ 208,021  2,810,364
    Navigators Group, Inc. (The)................................  46,470  3,250,112
#   NBT Bancorp, Inc............................................  81,455  3,096,919
    Nelnet, Inc., Class A.......................................  59,149  3,433,599
>>  NewStar Financial, Inc...................................... 112,900     10,985
*   Nicholas Financial, Inc.....................................   9,480     84,182
*   Nicolet Bankshares, Inc.....................................   3,388    206,837
*   NMI Holdings, Inc., Class A................................. 102,175  2,869,074
    Northeast Bancorp...........................................   7,526    164,970
#   Northfield Bancorp, Inc.....................................  93,700  1,405,500
    Northrim BanCorp, Inc.......................................  11,583    411,081
    Northwest Bancshares, Inc................................... 244,447  4,260,711
    Norwood Financial Corp......................................     949     30,539
    OceanFirst Financial Corp...................................  78,135  1,967,439
    OFG Bancorp.................................................  76,445  1,542,660
#   Ohio Valley Banc Corp.......................................   1,400     52,612
    Old Line Bancshares, Inc....................................  23,389    584,725
    Old National Bancorp........................................ 243,405  4,157,357
    Old Second Bancorp, Inc.....................................  45,068    597,151
*   On Deck Capital, Inc........................................ 189,585  1,035,134

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    OneMain Holdings, Inc.......................................  45,669 $1,551,376
    Oppenheimer Holdings, Inc., Class A.........................  10,748    282,135
    Opus Bank...................................................  46,003  1,006,086
#   Origin Bancorp, Inc.........................................     818     28,499
    Oritani Financial Corp...................................... 104,517  1,813,370
    Orrstown Financial Services, Inc............................   3,027     62,780
*   Pacific Mercantile Bancorp..................................  35,354    276,822
    Pacific Premier Bancorp, Inc................................  70,994  2,063,796
    Park National Corp..........................................  16,584  1,619,925
    Parke Bancorp, Inc..........................................   3,933     89,987
    PCSB Financial Corp.........................................   2,674     50,940
    Peapack Gladstone Financial Corp............................  36,952  1,069,021
    Penns Woods Bancorp, Inc....................................   5,789    252,748
#   Pennymac Financial Services, Inc............................  38,072    849,006
    Peoples Bancorp of North Carolina, Inc......................   1,084     30,319
    Peoples Bancorp, Inc........................................  35,242  1,151,709
    Peoples Financial Services Corp.............................      60      2,610
#   People's United Financial, Inc..............................  22,398    387,261
    People's Utah Bancorp.......................................  22,349    635,829
    Pinnacle Financial Partners, Inc............................  66,239  3,846,499
    Piper Jaffray Cos...........................................  17,595  1,418,157
    PJT Partners, Inc., Class A.................................  28,874  1,245,047
    Popular, Inc................................................  93,185  5,377,706
#*  PRA Group, Inc..............................................  85,239  2,396,921
    Preferred Bank..............................................  30,623  1,506,345
    Premier Financial Bancorp, Inc..............................  18,976    314,622
    Primerica, Inc..............................................  56,551  7,368,030
    ProAssurance Corp...........................................  90,895  3,411,289
#   Prosperity Bancshares, Inc..................................   3,383    249,124
    Protective Insurance Corp., Class A.........................     550      9,400
    Protective Insurance Corp., Class B.........................  20,794    337,902
*   Provident Bancorp, Inc......................................     257      6,297
    Provident Financial Holdings, Inc...........................   6,061    122,735
    Provident Financial Services, Inc........................... 105,610  2,800,777
    Prudential Bancorp, Inc.....................................   1,711     29,874
    Pzena Investment Management, Inc., Class A..................  38,493    383,005
    QCR Holdings, Inc...........................................  21,047    720,018
    Radian Group, Inc........................................... 324,032  7,588,829
    RBB Bancorp.................................................   6,113    118,348
*   Regional Management Corp....................................  21,572    534,338
    Renasant Corp...............................................  96,580  3,501,991
    Republic Bancorp, Inc., Class A.............................  39,187  1,851,978
*   Republic First Bancorp, Inc.................................  54,475    278,912
    Riverview Bancorp, Inc......................................  40,586    301,148
#   RLI Corp....................................................  70,858  5,762,881
#   S&T Bancorp, Inc............................................  62,285  2,496,383
#*  Safeguard Scientifics, Inc..................................  55,071    630,012
    Safety Insurance Group, Inc.................................  38,135  3,543,504
    Salisbury Bancorp, Inc......................................     551     21,412
    Sandy Spring Bancorp, Inc...................................  62,290  2,173,298
    SB One Bancorp..............................................   5,856    139,080
*   Seacoast Banking Corp. of Florida...........................  59,709  1,693,347
*   Security National Financial Corp., Class A..................   3,663     18,608
*   Select Bancorp, Inc.........................................   2,536     31,142
    Selective Insurance Group, Inc..............................  96,545  6,884,624
#   ServisFirst Bancshares, Inc.................................  71,902  2,440,354
    Shore Bancshares, Inc.......................................   7,148    113,153
    SI Financial Group, Inc.....................................  37,462    536,456
#*  Siebert Financial Corp......................................   7,500     78,525

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Sierra Bancorp..............................................  29,330 $  776,072
    Silvercrest Asset Management Group, Inc., Class A...........   4,500     65,430
    Simmons First National Corp., Class A....................... 156,136  3,964,293
*   SmartFinancial, Inc.........................................   4,231     87,962
    South State Corp............................................  53,881  4,076,636
*   Southern First Bancshares, Inc..............................  13,014    479,045
    Southern Missouri Bancorp, Inc..............................   5,227    175,366
    Southern National Bancorp of Virginia, Inc..................  13,981    208,597
#   Southside Bancshares, Inc...................................  58,149  2,042,774
    Southwest Georgia Financial Corp............................   1,439     29,643
    State Auto Financial Corp...................................  42,829  1,440,339
    Sterling Bancorp............................................ 290,961  6,232,385
    Sterling Bancorp, Inc.......................................   4,984     48,793
    Stewart Information Services Corp...........................  48,701  2,070,280
    Stifel Financial Corp.......................................  91,446  5,456,583
    Stock Yards Bancorp, Inc....................................  47,361  1,626,850
    Summit Financial Group, Inc.................................   4,535    118,137
    Summit State Bank...........................................   1,000     11,500
    Synovus Financial Corp......................................  56,358  2,077,356
    TCF Financial Corp.......................................... 354,252  7,839,597
    Territorial Bancorp, Inc....................................  21,514    622,830
*   Texas Capital Bancshares, Inc...............................  35,342  2,287,688
#   TFS Financial Corp..........................................   6,500    108,160
    TheStreet, Inc..............................................     487      3,409
*   Third Point Reinsurance, Ltd................................  43,830    508,866
    Timberland Bancorp, Inc.....................................  17,088    533,146
    Tiptree, Inc................................................  68,482    390,347
    Tompkins Financial Corp.....................................  26,932  2,172,604
    Towne Bank.................................................. 100,013  2,608,339
    TriCo Bancshares............................................  44,408  1,772,323
#*  TriState Capital Holdings, Inc..............................  63,657  1,480,662
*   Triumph Bancorp, Inc........................................  24,009    744,519
    TrustCo Bank Corp. NY....................................... 208,268  1,666,144
    Trustmark Corp.............................................. 131,234  4,719,175
    UMB Financial Corp..........................................  83,669  5,845,116
    Umpqua Holdings Corp........................................  78,738  1,366,892
*   Unico American Corp.........................................   4,300     26,101
    Union Bankshares Corp....................................... 110,132  4,019,818
    United Bancshares, Inc......................................     110      2,532
#   United Bankshares, Inc...................................... 162,418  6,373,282
#   United Community Banks, Inc................................. 140,140  3,935,131
    United Community Financial Corp............................. 110,529  1,017,972
    United Financial Bancorp, Inc............................... 143,947  1,898,661
    United Fire Group, Inc......................................  39,695  1,731,099
    United Insurance Holdings Corp..............................  71,074  1,088,854
    United Security Bancshares..................................   7,256     76,188
    Unity Bancorp, Inc..........................................   9,777    211,183
    Universal Insurance Holdings, Inc........................... 101,962  3,037,448
    Univest Financial Corp......................................  55,654  1,403,594
#   Valley National Bancorp..................................... 519,073  5,439,885
    Value Line, Inc.............................................   3,230     74,775
    Veritex Holdings, Inc.......................................  73,713  1,954,132
*   Victory Capital Holdings, Inc., Class A.....................   9,260    152,697
#   Virtu Financial, Inc., Class A..............................   4,300    105,694
#   Virtus Investment Partners, Inc.............................  22,448  2,752,349
#   Waddell & Reed Financial, Inc., Class A..................... 155,869  2,919,426
    Walker & Dunlop, Inc........................................  59,622  3,276,229
    Washington Federal, Inc..................................... 193,136  6,400,527
    Washington Trust Bancorp, Inc...............................  37,710  1,953,755

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    Waterstone Financial, Inc...................................  83,761 $  1,387,082
    Webster Financial Corp......................................  35,000    1,859,550
    WesBanco, Inc...............................................  86,583    3,491,027
    West Bancorporation, Inc....................................  41,449      869,186
    Westamerica Bancorporation..................................  36,473    2,342,296
    Western New England Bancorp, Inc............................  49,422      477,417
    Westwood Holdings Group, Inc................................  22,863      715,383
#   White Mountains Insurance Group, Ltd........................   1,975    1,854,604
    Wintrust Financial Corp.....................................  62,888    4,792,066
#   WisdomTree Investments, Inc................................. 151,199    1,088,633
*   World Acceptance Corp.......................................  25,209    3,276,918
    WSFS Financial Corp.........................................  89,597    3,868,798
    WVS Financial Corp..........................................     700       11,942
                                                                         ------------
TOTAL FINANCIALS................................................          649,880,723
                                                                         ------------
HEALTH CARE -- (8.4%)
#*  Acadia Healthcare Co., Inc.................................. 119,368    3,822,163
*   Accuray, Inc................................................ 113,286      469,004
*   Achillion Pharmaceuticals, Inc.............................. 281,741      833,953
#*  Aclaris Therapeutics, Inc...................................  56,760      357,588
*   Acorda Therapeutics, Inc....................................  36,729      383,818
#*  Adamas Pharmaceuticals, Inc.................................  15,245       96,348
*   Addus HomeCare Corp.........................................  43,369    2,944,755
*   Aduro Biotech, Inc..........................................  49,543      202,631
*   Advaxis, Inc................................................   5,990       21,205
*   Adverum Biotechnologies, Inc................................  59,504      383,801
*   Aeglea BioTherapeutics, Inc.................................  35,624      244,024
#*  Agios Pharmaceuticals, Inc..................................   1,397       78,120
*   Akebia Therapeutics, Inc....................................   6,182       37,339
#*  Akorn, Inc.................................................. 116,904      315,641
#*  Albireo Pharma, Inc.........................................  10,745      369,843
#*  Alder Biopharmaceuticals, Inc...............................  51,063      693,946
#*  Aldeyra Therapeutics, Inc...................................   6,823       56,426
#*  Alliqua BioMedical, Inc.....................................   5,053       12,380
*   Allscripts Healthcare Solutions, Inc........................ 297,476    2,936,088
#*  Altimmune, Inc..............................................   5,313       15,195
#*  AMAG Pharmaceuticals, Inc...................................  26,767      298,720
*   Amedisys, Inc...............................................  68,500    8,755,670
#*  Amicus Therapeutics, Inc....................................  59,459      793,183
*   AMN Healthcare Services, Inc................................  86,819    4,519,797
*   Amphastar Pharmaceuticals, Inc..............................  88,418    1,908,945
#*  AnaptysBio, Inc.............................................   7,930      576,670
*   AngioDynamics, Inc..........................................  65,485    1,345,062
#*  ANI Pharmaceuticals, Inc....................................  41,251    2,927,996
#*  Anika Therapeutics, Inc.....................................  50,046    1,593,965
#*  Apollo Endosurgery, Inc.....................................   3,322       12,391
#*  Apollo Medical Holdings, Inc................................     364        7,043
*   Applied Genetic Technologies Corp...........................  41,468      185,362
#*  Aptinyx, Inc................................................   2,443        9,406
    Apyx Medical Corp...........................................  23,017      114,855
*   Aquinox Pharmaceuticals, Inc................................   8,321       22,134
*   Aratana Therapeutics, Inc................................... 105,700      496,790
*   Aravive, Inc................................................   8,700       55,593
*   Ardelyx, Inc................................................  94,606      321,660
#*  Arena Pharmaceuticals, Inc..................................  16,742      765,947
*   Assembly Biosciences, Inc...................................  30,584      482,616
#*  Assertio Therapeutics, Inc.................................. 128,086      534,119
#*  Atara Biotherapeutics, Inc..................................  23,307      783,115
    Atrion Corp.................................................   3,399    2,991,120

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
HEALTH CARE -- (Continued)
*   Audentes Therapeutics, Inc..................................  22,843 $  863,237
*   Avanos Medical, Inc.........................................  98,489  4,131,614
#*  Avrobio, Inc................................................   5,860    110,227
#*  Bellicum Pharmaceuticals, Inc...............................  14,489     44,191
*   BioSpecifics Technologies Corp..............................  19,387  1,298,929
*   BioTelemetry, Inc........................................... 102,457  5,573,661
*   Brookdale Senior Living, Inc................................ 149,026    920,981
*   Calithera Biosciences, Inc..................................  62,168    382,955
#*  Calyxt, Inc.................................................     819     13,063
#*  Cambrex Corp................................................  72,842  3,133,663
#   Cantel Medical Corp.........................................  83,217  5,736,980
*   Capital Senior Living Corp..................................  25,057    105,239
*   Cardiovascular Systems, Inc.................................   1,244     44,212
#*  CASI Pharmaceuticals, Inc...................................   3,000      9,780
*   Castlight Health, Inc., Class B.............................  95,127    354,824
#*  Catabasis Pharmaceuticals, Inc..............................  10,509     78,923
*   Catalyst Biosciences, Inc...................................  36,957    322,265
#*  Catalyst Pharmaceuticals, Inc...............................  39,874    228,877
#*  Celldex Therapeutics, Inc...................................  10,678     39,081
#*  Cellular Biomedicine Group, Inc.............................     367      6,342
#*  Champions Oncology, Inc.....................................  14,675    133,249
#*  Chembio Diagnostics, Inc....................................   1,700     12,257
    Chemed Corp.................................................  22,874  7,474,766
*   ChemoCentryx, Inc...........................................  75,691  1,004,420
#*  Chiasma, Inc................................................   1,266      7,697
*   Chimerix, Inc............................................... 112,526    303,820
#*  Clovis Oncology, Inc........................................   7,879    143,949
#*  Collegium Pharmaceutical, Inc...............................  42,363    590,117
    Computer Programs & Systems, Inc............................  12,526    380,665
*   Concert Pharmaceuticals, Inc................................  64,146    659,421
#*  Conformis, Inc..............................................   5,700     14,136
    CONMED Corp.................................................  47,238  3,780,457
#*  Corcept Therapeutics, Inc................................... 131,043  1,622,312
*   CorVel Corp.................................................  44,234  3,176,001
#*  Corvus Pharmaceuticals, Inc.................................  36,003    152,293
*   Cross Country Healthcare, Inc...............................  84,685    597,029
#*  CryoLife, Inc............................................... 114,699  3,516,671
*   Cumberland Pharmaceuticals, Inc.............................  43,217    242,015
*   Cutera, Inc.................................................  50,628    898,141
*   Cymabay Therapeutics, Inc...................................  63,966    819,404
#*  Cytokinetics, Inc...........................................  24,940    219,971
#*  CytomX Therapeutics, Inc....................................  23,991    228,154
#*  Deciphera Pharmaceuticals, Inc..............................   8,744    201,112
#*  Dermira, Inc................................................  68,428    758,867
    Digirad Corp................................................  40,501     29,250
#*  Eagle Pharmaceuticals, Inc..................................   8,288    426,086
#*  Eiger BioPharmaceuticals, Inc...............................   3,008     32,877
*   ElectroCore, Inc............................................   1,692     10,575
*   Electromed, Inc.............................................   9,750     55,575
*   Emergent BioSolutions, Inc..................................  69,905  3,612,690
*   Enanta Pharmaceuticals, Inc.................................  52,726  4,597,180
*   Endo International P.L.C.................................... 130,296    977,220
#*  Endologix, Inc..............................................  14,143     90,798
#*  Enochian Biosciences, Inc...................................   2,300     14,145
    Ensign Group, Inc. (The)....................................  77,518  3,993,727
*   Enzo Biochem, Inc........................................... 107,311    372,369
*   Epizyme, Inc................................................  44,028    546,387
#*  Evelo Biosciences, Inc......................................     300      2,516
#*  Evolent Health, Inc., Class A...............................  62,175    842,471

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
HEALTH CARE -- (Continued)
#*  Eyenovia, Inc...............................................   3,267 $   18,328
#*  Five Prime Therapeutics, Inc................................  64,467    714,294
*   Flexion Therapeutics, Inc...................................   3,800     40,280
*   FONAR Corp..................................................   5,049    100,172
#*  G1 Therapeutics, Inc........................................  15,856    339,318
#*  Genomic Health, Inc.........................................   5,345    343,844
#*  Global Blood Therapeutics, Inc..............................  24,086  1,334,364
*   Globus Medical, Inc., Class A...............................  49,092  2,213,558
#*  GlycoMimetics, Inc..........................................  58,944    717,348
*   Haemonetics Corp............................................  45,453  3,967,138
*   Halozyme Therapeutics, Inc..................................  16,637    268,355
*   Hanger, Inc.................................................  10,231    203,290
*   Harvard Bioscience, Inc.....................................  90,356    349,678
#*  HealthEquity, Inc...........................................  23,878  1,617,735
*   HealthStream, Inc...........................................  81,548  2,134,927
#*  Heska Corp..................................................  20,577  1,598,010
    Hill-Rom Holdings, Inc......................................   8,397    851,624
*   HMS Holdings Corp...........................................  80,062  2,436,287
*   Horizon Pharma P.L.C........................................ 209,169  5,340,085
#*  Icad, Inc...................................................   2,400     12,480
*   ICU Medical, Inc............................................  20,567  4,678,992
#*  Idera Pharmaceuticals, Inc..................................  16,952     51,026
*   InfuSystem Holdings, Inc....................................   3,700     15,910
#*  Innoviva, Inc............................................... 115,724  1,623,608
#*  Inogen, Inc.................................................  10,556    921,539
#*  Inovalon Holdings, Inc., Class A............................   7,741    104,736
#*  Inovio Pharmaceuticals, Inc.................................  71,893    270,318
#*  Insmed, Inc.................................................  21,563    656,378
*   Inspire Medical Systems, Inc................................   6,164    318,617
*   Integer Holdings Corp.......................................  61,421  4,243,577
#*  Integra LifeSciences Holdings Corp..........................  85,708  4,473,101
#*  Intellia Therapeutics, Inc..................................  53,327    820,169
#*  Intra-Cellular Therapies, Inc...............................  73,507    968,087
#*  IntriCon Corp...............................................  28,869    674,669
#   Invacare Corp............................................... 106,340    786,916
#*  Invitae Corp................................................   4,963    117,226
#*  Iovance Biotherapeutics, Inc................................  52,535    598,899
*   IRIDEX Corp.................................................   4,751     23,612
    IVERIC bio, Inc.............................................   2,059      2,841
#*  Joint Corp. (The)...........................................   4,842     85,510
*   Jounce Therapeutics, Inc....................................  50,166    284,943
#*  Kadmon Holdings, Inc........................................   7,600     17,860
#*  Kala Pharmaceuticals, Inc...................................  48,671    377,687
*   KalVista Pharmaceuticals, Inc...............................   6,177    142,071
#*  Karyopharm Therapeutics, Inc................................  83,234    388,703
    Kewaunee Scientific Corp....................................   2,424     54,879
*   Kindred Biosciences, Inc....................................  91,208    810,839
*   Kura Oncology, Inc..........................................  19,644    297,410
*   Lannett Co., Inc............................................   4,756     36,574
*   Lantheus Holdings, Inc......................................  78,028  1,885,156
#   LeMaitre Vascular, Inc......................................  69,838  2,016,921
*   LHC Group, Inc..............................................  68,923  7,658,035
#*  Ligand Pharmaceuticals, Inc.................................  21,940  2,761,149
*   LivaNova P.L.C..............................................  34,061  2,346,462
    Luminex Corp................................................  90,968  2,074,980
*   MacroGenics, Inc............................................  71,234  1,194,594
#*  Madrigal Pharmaceuticals, Inc...............................      96     10,184
*   Magellan Health, Inc........................................  45,979  3,218,530
#*  Mallinckrodt P.L.C.......................................... 141,298  2,184,467

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                   SHARES    VALUE+
                                                                   ------- ----------
HEALTH CARE -- (Continued)
#*  Marinus Pharmaceuticals, Inc..................................   7,498 $   37,040
#*  Marker Therapeutics, Inc......................................   7,600     40,128
#*  Medidata Solutions, Inc.......................................  11,851  1,070,619
*   MEDNAX, Inc...................................................   3,395     94,958
*   Medpace Holdings, Inc.........................................  23,756  1,334,375
#*  MEI Pharma, Inc...............................................  24,871     78,095
#*  Melinta Therapeutics, Inc.....................................   5,463     23,928
    Meridian Bioscience, Inc...................................... 172,989  1,991,103
*   Merit Medical Systems, Inc....................................  73,976  4,155,972
#*  Merrimack Pharmaceuticals, Inc................................  22,439    146,751
*   Mersana Therapeutics, Inc.....................................   3,964     19,503
#   Mesa Laboratories, Inc........................................  11,119  2,631,756
*   Micron Solutions, Inc.........................................   5,700     15,930
#*  Minerva Neurosciences, Inc.................................... 106,617    785,767
#*  Miragen Therapeutics, Inc.....................................  27,200     79,696
#*  Mirati Therapeutics, Inc......................................   4,051    240,994
*   Misonix, Inc..................................................   1,809     31,368
#*  Molecular Templates, Inc......................................  16,518    121,407
*   Molina Healthcare, Inc........................................  26,965  3,495,473
*   Momenta Pharmaceuticals, Inc..................................  40,809    570,918
#*  Myriad Genetics, Inc..........................................  99,445  3,130,529
#*  Nabriva Therapeutics P.L.C....................................  36,660    109,613
    National HealthCare Corp......................................  24,420  1,842,001
    National Research Corp........................................  42,285  1,673,640
*   Natus Medical, Inc............................................  81,179  2,172,350
*   Neogen Corp...................................................  51,156  3,103,123
#*  NeoGenomics, Inc..............................................  57,202  1,191,518
#*  Neurotrope, Inc...............................................   5,300     34,079
*   NextGen Healthcare, Inc....................................... 112,795  2,119,418
#*  NuVasive, Inc.................................................  67,327  4,080,016
*   Nuvectra Corp.................................................  32,838    309,991
*   ObsEva SA.....................................................   7,540    104,806
*   Omnicell, Inc.................................................  93,919  7,547,331
#*  OPKO Health, Inc.............................................. 117,832    281,618
*   OraSure Technologies, Inc..................................... 184,502  1,745,389
*   Orthofix Medical, Inc.........................................  38,525  2,110,785
*   Otonomy, Inc..................................................  58,100    155,708
#   Owens & Minor, Inc............................................  48,644    165,876
*   Pacira BioSciences, Inc.......................................  19,637    781,945
#   Patterson Cos., Inc........................................... 107,150  2,340,156
#*  PDL BioPharma, Inc............................................ 229,299    749,808
#   PDS Biotechnology Corp........................................   1,525      9,104
#*  PetIQ, Inc....................................................  12,281    337,359
*   Pfenex, Inc...................................................  43,549    252,149
    Phibro Animal Health Corp., Class A...........................  16,098    558,762
*   Pieris Pharmaceuticals, Inc...................................  23,833     71,261
#*  PolarityTE, Inc...............................................   5,800     52,432
    Precipio, Inc.................................................   2,800     16,940
*   Premier, Inc., Class A........................................   9,700    322,331
#*  Prestige Consumer Healthcare, Inc............................. 110,081  3,238,583
*   Pro-Dex, Inc..................................................   3,312     56,900
#*  Progenics Pharmaceuticals, Inc................................  55,382    284,663
*   Protagonist Therapeutics, Inc.................................  39,345    406,434
*   Prothena Corp. P.L.C..........................................  81,313    845,655
*   Providence Service Corp. (The)................................  41,699  2,765,895
    Psychemedics Corp.............................................   4,247     48,798
#*  PTC Therapeutics, Inc.........................................  31,950  1,195,569
#*  Pulse Biosciences, Inc........................................   2,000     32,040
*   Quidel Corp...................................................  56,818  3,632,943

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                   SHARES     VALUE+
                                                                   ------- ------------
HEALTH CARE -- (Continued)
#*  Quorum Health Corp............................................  41,970 $     86,039
*   Ra Pharmaceuticals, Inc.......................................  20,609      457,520
#*  RadNet, Inc................................................... 100,345    1,215,178
#*  Recro Pharma, Inc.............................................   6,497       56,719
#*  REGENXBIO, Inc................................................  18,648      939,859
#*  Repligen Corp.................................................  70,302    4,736,949
#*  Retrophin, Inc................................................  65,577    1,251,209
#*  Revance Therapeutics, Inc.....................................  27,397      362,736
#*  Rexahn Pharmaceuticals, Inc...................................   1,446        8,604
#*  Rhythm Pharmaceuticals, Inc...................................   1,169       29,552
#*  Rigel Pharmaceuticals, Inc.................................... 158,528      353,517
#*  Rocket Pharmaceuticals, Inc...................................   4,100       76,096
*   RTI Surgical Holdings, Inc.................................... 169,536      917,190
#*  Sangamo Therapeutics, Inc.....................................  70,036      818,721
#*  Savara, Inc...................................................   5,004       53,443
*   SeaSpine Holdings Corp........................................  38,543      567,738
*   Select Medical Holdings Corp.................................. 206,482    2,967,146
#*  Sienna Biopharmaceuticals, Inc................................   2,651        4,931
#*  Sientra, Inc..................................................  38,297      322,461
#*  SIGA Technologies, Inc........................................   3,741       19,603
    Simulations Plus, Inc.........................................  42,954      967,754
#*  Solid Biosciences, Inc........................................   4,211       38,236
#*  Spark Therapeutics, Inc.......................................  11,602    1,237,817
#*  Spectrum Pharmaceuticals, Inc.................................  94,746      887,770
#*  Spero Therapeutics, Inc.......................................   2,969       33,193
#*  Spring Bank Pharmaceuticals, Inc..............................   1,200        8,892
#*  STAAR Surgical Co.............................................  10,813      351,206
*   Supernus Pharmaceuticals, Inc.................................  54,351    1,996,312
#*  Surface Oncology, Inc.........................................   2,500       11,700
*   Surgery Partners, Inc.........................................  13,836      149,844
*   Surmodics, Inc................................................  41,143    1,787,252
*   Syndax Pharmaceuticals, Inc...................................  66,062      472,343
#*  Syneos Health, Inc............................................  36,008    1,689,855
#*  Synlogic, Inc.................................................  24,769      212,518
#*  Syros Pharmaceuticals, Inc....................................  28,589      206,698
#   Taro Pharmaceutical Industries, Ltd...........................     900       96,669
#*  Teladoc Health, Inc...........................................   5,491      312,328
*   Tenet Healthcare Corp......................................... 168,410    3,688,179
#*  Tetraphase Pharmaceuticals, Inc............................... 112,658      119,417
#*  Tivity Health, Inc............................................  86,272    1,865,201
*   Tocagen, Inc..................................................   2,443       24,137
#*  Tonix Pharmaceuticals Holding Corp............................   6,398       13,948
*   Triple-S Management Corp., Class B............................  36,746      834,869
#*  Trovagene, Inc................................................   7,600       26,524
#*  Ultragenyx Pharmaceutical Inc.................................  15,176    1,001,616
#   US Physical Therapy, Inc......................................  29,093    3,389,044
    Utah Medical Products, Inc....................................  12,463    1,051,877
#*  Vanda Pharmaceuticals, Inc....................................  18,618      303,287
*   Varex Imaging Corp............................................  44,767    1,470,148
#*  Verastem, Inc.................................................  76,950      163,904
#*  Vocera Communications, Inc....................................   5,957      189,730
#*  Wright Medical Group NV.......................................  59,735    1,766,364
#*  Xencor, Inc...................................................   9,173      281,703
*   Zafgen, Inc...................................................  57,946      148,342
#*  Zogenix, Inc..................................................  36,081    1,406,798
#*  Zynerba Pharmaceuticals, Inc..................................   2,800       35,056
                                                                           ------------
TOTAL HEALTH CARE.................................................          293,843,592
                                                                           ------------

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (17.8%)
#   AAON, Inc................................................... 102,100 $5,126,441
    AAR Corp....................................................  58,300  1,968,791
#   ABM Industries, Inc......................................... 106,105  4,028,807
*   Acacia Research Corp........................................  71,299    226,731
    ACCO Brands Corp............................................ 158,432  1,448,068
    Acme United Corp............................................  10,426    215,505
    Actuant Corp., Class A...................................... 101,888  2,606,295
*   Advanced Disposal Services, Inc.............................   2,293     74,156
    Advanced Drainage Systems, Inc..............................  59,115  1,658,176
*   Aegion Corp.................................................  68,967  1,373,133
#*  Aerojet Rocketdyne Holdings, Inc............................ 117,038  3,962,907
#*  Aerovironment, Inc..........................................  63,418  4,347,938
    AGCO Corp...................................................   9,666    684,159
    Air Lease Corp..............................................  74,564  2,875,188
*   Air Transport Services Group, Inc........................... 135,939  3,198,645
    Alamo Group, Inc............................................  27,770  2,878,083
    Albany International Corp., Class A.........................  51,795  3,831,276
    Allegiant Travel Co.........................................  24,018  3,527,764
    Allied Motion Technologies, Inc.............................  35,135  1,286,292
    Altra Industrial Motion Corp................................  65,132  2,441,799
*   Ameresco, Inc., Class A.....................................  38,273    576,391
#*  American Woodmark Corp......................................  32,860  2,955,100
*   AMREP Corp..................................................   2,776     15,490
#   Apogee Enterprises, Inc.....................................  71,211  2,869,803
    Applied Industrial Technologies, Inc........................  61,312  3,675,041
#*  Aqua Metals, Inc............................................  16,400     41,164
*   ARC Document Solutions, Inc................................. 110,195    262,264
#   ArcBest Corp................................................  65,791  2,010,573
    Arcosa, Inc.................................................   6,546    203,777
    Argan, Inc..................................................  50,230  2,401,999
*   Armstrong Flooring, Inc..................................... 117,067  1,696,301
    Armstrong World Industries, Inc.............................  65,441  5,671,771
*   Arotech Corp................................................  48,755    141,390
*   ASGN, Inc................................................... 101,799  6,417,409
    Astec Industries, Inc.......................................  56,188  1,894,097
*   Astronics Corp..............................................  48,158  1,605,588
#*  Astronics Corp., Class B....................................   8,090    269,397
*   Atkore International Group, Inc.............................  47,046  1,164,859
*   Atlas Air Worldwide Holdings, Inc...........................  40,269  1,944,590
#*  Avis Budget Group, Inc...................................... 141,110  5,016,460
#*  Axon Enterprise, Inc........................................ 117,616  7,468,616
    AZZ, Inc....................................................  48,691  2,312,336
    Barnes Group, Inc...........................................  88,315  4,912,080
    Barrett Business Services, Inc..............................  23,420  1,706,381
#*  Beacon Roofing Supply, Inc..................................  96,255  3,624,963
    BG Staffing, Inc............................................  15,266    356,766
*   Blue Bird Corp..............................................  29,521    511,009
*   BMC Stock Holdings, Inc.....................................  70,974  1,460,645
    Brady Corp., Class A........................................  53,643  2,617,242
    Briggs & Stratton Corp......................................  84,108  1,026,118
#   Brink's Co. (The)...........................................  60,744  4,855,268
*   Builders FirstSource, Inc................................... 184,702  2,545,194
#   BWX Technologies, Inc.......................................  58,682  2,998,650
*   CAI International, Inc......................................  54,658  1,357,158
*   Casella Waste Systems, Inc., Class A........................ 143,196  5,344,075
*   CBIZ, Inc................................................... 126,222  2,437,347
#*  CECO Environmental Corp.....................................  84,643    656,830
*   Chart Industries, Inc.......................................  67,386  5,948,162
    Chicago Rivet & Machine Co..................................     841     23,969

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
#*  Cimpress NV.................................................  40,170 $3,631,368
*   CIRCOR International, Inc...................................  33,745  1,137,881
*   Civeo Corp.................................................. 211,355    424,824
*   Clean Harbors, Inc..........................................  74,961  5,697,036
*   Colfax Corp.................................................  77,660  2,343,002
    Columbus McKinnon Corp......................................  45,359  1,785,330
    Comfort Systems USA, Inc....................................  81,966  4,434,361
*   Commercial Vehicle Group, Inc............................... 137,009  1,222,120
    CompX International, Inc....................................   2,107     32,806
*   Construction Partners, Inc., Class A........................   6,176     80,906
*   Continental Building Products, Inc..........................  68,854  1,766,105
*   Continental Materials Corp..................................     135      2,497
    Copa Holdings SA, Class A...................................  27,455  2,285,903
    Costamare, Inc..............................................  70,600    426,424
    Covanta Holding Corp........................................  63,249  1,142,909
*   Covenant Transportation Group, Inc., Class A................  35,593    695,131
*   CPI Aerostructures, Inc.....................................  13,295     84,157
    CRA International, Inc......................................  20,118  1,047,745
*   CSW Industrials, Inc........................................  23,326  1,398,394
    Cubic Corp..................................................  47,692  2,707,952
    Curtiss-Wright Corp.........................................  26,134  2,977,708
    Deluxe Corp.................................................  73,176  3,272,431
    Douglas Dynamics, Inc.......................................  74,591  2,816,556
*   Ducommun, Inc...............................................  21,433    869,751
*   DXP Enterprises, Inc........................................  47,981  2,057,905
#*  Dycom Industries, Inc.......................................  72,056  3,573,257
#*  Eagle Bulk Shipping, Inc....................................  36,492    198,881
    Eastern Co. (The)...........................................   7,733    221,628
*   Echo Global Logistics, Inc..................................  97,805  2,243,647
    Ecology and Environment, Inc., Class A......................     920     10,571
    EMCOR Group, Inc............................................  88,383  7,436,546
    Encore Wire Corp............................................  41,411  2,455,258
    EnerSys.....................................................  68,976  4,772,449
    Ennis, Inc..................................................  63,660  1,284,659
    EnPro Industries, Inc.......................................  41,842  3,109,697
    ESCO Technologies, Inc......................................  41,752  3,131,400
    Espey Manufacturing & Electronics Corp......................   6,393    159,457
#   EVI Industries, Inc.........................................     837     30,551
#*  Evoqua Water Technologies Corp..............................  14,776    201,249
#*  ExOne Co. (The).............................................   1,980     17,543
    Exponent, Inc...............................................  82,404  4,665,714
    Federal Signal Corp......................................... 148,867  4,282,904
    Forrester Research, Inc.....................................  45,122  2,294,905
    Forward Air Corp............................................  53,916  3,413,961
*   Franklin Covey Co...........................................  43,560  1,241,896
    Franklin Electric Co., Inc..................................  68,182  3,331,373
#*  FreightCar America, Inc.....................................  36,852    255,016
*   FTI Consulting, Inc.........................................  76,280  6,482,274
#*  Fuel Tech, Inc..............................................   3,300      8,679
#   GATX Corp...................................................  64,012  4,937,246
*   Genco Shipping & Trading, Ltd...............................  32,112    324,331
*   Gencor Industries, Inc......................................  22,252    268,582
*   Generac Holdings, Inc.......................................  75,685  4,161,918
*   Gibraltar Industries, Inc...................................  65,935  2,615,641
    Global Brass & Copper Holdings, Inc.........................  61,921  2,686,752
*   GMS, Inc....................................................  39,080    688,590
*   Goldfield Corp. (The).......................................  21,775     50,954
    Gorman-Rupp Co. (The).......................................  64,908  2,161,436
*   GP Strategies Corp..........................................  39,071    497,374

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    GrafTech International, Ltd.................................  10,300 $  117,935
    Graham Corp.................................................  33,735    698,315
#   Granite Construction, Inc...................................  78,626  3,529,521
*   Great Lakes Dredge & Dock Corp.............................. 126,635  1,295,476
    Greenbrier Cos., Inc. (The).................................  56,814  2,018,601
    Griffon Corp................................................  91,355  1,792,385
    H&E Equipment Services, Inc.................................  97,220  2,956,460
*   Harsco Corp.................................................  92,874  2,102,667
#   Hawaiian Holdings, Inc...................................... 116,041  3,273,517
#*  HC2 Holdings, Inc...........................................  14,820     31,715
#   Healthcare Services Group, Inc..............................  58,187  1,969,630
#   Heartland Express, Inc...................................... 152,321  2,997,677
    Heidrick & Struggles International, Inc.....................  61,616  2,204,620
*   Herc Holdings, Inc..........................................  37,666  1,813,995
*   Heritage-Crystal Clean, Inc.................................  39,756  1,142,190
    Herman Miller, Inc..........................................  84,012  3,261,346
#*  Hertz Global Holdings, Inc..................................  19,914    362,037
*   Hill International, Inc.....................................  37,399     99,107
    Hillenbrand, Inc............................................  80,423  3,459,797
    HNI Corp....................................................  64,401  2,364,161
*   Houston Wire & Cable Co.....................................  11,452     70,888
*   Hub Group, Inc., Class A....................................  56,990  2,369,074
    Hurco Cos., Inc.............................................  17,511    688,708
*   Huron Consulting Group, Inc.................................  42,784  2,067,751
    Hyster-Yale Materials Handling, Inc.........................  22,968  1,530,128
    ICF International, Inc......................................  46,923  3,653,894
*   IES Holdings, Inc...........................................  30,715    537,820
*   InnerWorkings, Inc..........................................  43,476    146,949
*   Innovative Solutions & Support, Inc.........................  19,757     73,101
    Insperity, Inc..............................................  57,030  6,818,507
    Insteel Industries, Inc.....................................  50,838  1,064,548
    Interface, Inc.............................................. 122,955  1,972,198
    ITT, Inc....................................................  10,458    633,232
*   JELD-WEN Holding, Inc.......................................  53,645  1,059,489
#   John Bean Technologies Corp.................................  62,171  6,825,754
    Kadant, Inc.................................................  23,091  2,264,996
    Kaman Corp..................................................  50,949  3,154,253
    Kelly Services, Inc., Class A...............................  58,105  1,293,417
#   Kennametal, Inc............................................. 129,752  5,280,906
#*  KeyW Holding Corp. (The)....................................  88,289  1,001,197
    Kforce, Inc.................................................  82,920  2,986,778
    Kimball International, Inc., Class B........................ 126,118  1,975,008
#*  Kirby Corp..................................................  79,565  6,502,052
    Knoll, Inc..................................................  88,345  1,929,455
    Korn Ferry..................................................  98,690  4,640,404
#*  Kratos Defense & Security Solutions, Inc.................... 192,292  3,053,597
#   Landstar System, Inc........................................  44,453  4,843,599
*   Lawson Products, Inc........................................  19,968    655,749
*   LB Foster Co., Class A......................................  22,306    479,356
*   Limbach Holdings, Inc.......................................   1,415     12,848
#   Lindsay Corp................................................  17,072  1,451,120
*   LS Starrett Co. (The), Class A..............................   1,920     13,843
#   LSC Communications, Inc..................................... 749,877  5,241,640
    LSI Industries, Inc.........................................  93,138    316,669
*   Lydall, Inc.................................................  45,026  1,108,090
    Macquarie Infrastructure Corp...............................  50,797  2,057,786
*   Manitex International, Inc..................................  26,741    204,301
*   Manitowoc Co., Inc. (The)...................................  80,851  1,443,999
    ManpowerGroup, Inc..........................................   7,801    749,208

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Marten Transport, Ltd....................................... 131,915 $2,609,279
*   Masonite International Corp.................................  18,631    959,310
#*  MasTec, Inc................................................. 126,820  6,423,433
    Matson, Inc.................................................  77,909  3,085,975
    Matthews International Corp., Class A.......................  59,772  2,394,466
#*  Maxar Technologies, Inc.....................................   8,917     43,961
    McGrath RentCorp............................................  35,076  2,174,712
*   Mercury Systems, Inc........................................  64,744  4,727,607
*   Meritor, Inc................................................ 156,901  3,806,418
*   Milacron Holdings Corp......................................  35,188    514,097
    Miller Industries, Inc......................................  28,647    947,643
*   Mistras Group, Inc..........................................  63,290    867,706
    Mobile Mini, Inc............................................  76,887  2,769,470
    Moog, Inc., Class A.........................................  40,439  3,786,708
#*  MRC Global, Inc............................................. 199,112  3,450,611
#   MSA Safety, Inc.............................................  44,387  4,878,575
    Mueller Industries, Inc..................................... 104,433  3,046,311
    Mueller Water Products, Inc., Class A....................... 303,196  3,253,293
    Multi-Color Corp............................................  33,786  1,685,921
*   MYR Group, Inc..............................................  49,036  1,772,651
#   National Presto Industries, Inc.............................  10,986  1,170,009
    Navigant Consulting, Inc....................................  83,387  1,903,725
*   Navistar International Corp.................................  86,978  2,969,429
*   NCI Building Systems, Inc...................................  99,582    569,609
*   NL Industries, Inc..........................................   1,951      6,926
#   NN, Inc.....................................................  94,403    853,403
*   Northwest Pipe Co...........................................  30,319    726,746
#*  NOW, Inc.................................................... 203,094  2,969,234
#*  NV5 Global, Inc.............................................  33,219  2,104,091
    nVent Electric P.L.C........................................  33,600    939,120
#   Omega Flex, Inc.............................................  22,050  1,866,753
*   Orion Group Holdings, Inc...................................  22,641     58,640
    Oshkosh Corp................................................   3,911    323,009
*   PAM Transportation Services, Inc............................  12,000    600,240
    Park-Ohio Holdings Corp.....................................  39,251  1,437,764
*   Patrick Industries, Inc.....................................  52,368  2,611,592
*   Patriot Transportation Holding, Inc.........................   5,218     97,420
*   Perma-Pipe International Holdings, Inc......................   7,792     69,816
*   PGT Innovations, Inc........................................ 153,051  2,243,728
*   PICO Holdings, Inc..........................................  29,527    337,494
#   Pitney Bowes, Inc........................................... 156,070  1,109,658
    Powell Industries, Inc......................................  30,913    904,205
    Preformed Line Products Co..................................   7,927    447,004
    Primoris Services Corp......................................  88,178  1,932,862
#   Quad/Graphics, Inc..........................................  97,807  1,194,223
    Quanex Building Products Corp...............................  65,094  1,088,372
*   Radiant Logistics, Inc...................................... 102,896    672,940
    Raven Industries, Inc.......................................  73,896  2,875,293
*   RBC Bearings, Inc...........................................  30,823  4,239,704
*   RCM Technologies, Inc.......................................  22,513     89,827
*   Red Violet, Inc.............................................   1,609     12,792
    Regal Beloit Corp...........................................  84,944  7,227,036
*   Resideo Technologies, Inc...................................  23,046    523,144
    Resources Connection, Inc................................... 115,931  1,861,852
#   REV Group, Inc..............................................  22,102    280,474
*   Rexnord Corp................................................  86,966  2,487,228
#   RR Donnelley & Sons Co...................................... 194,275    897,550
    Rush Enterprises, Inc., Class A.............................  46,147  1,957,094
    Rush Enterprises, Inc., Class B.............................  18,930    795,060

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Ryder System, Inc...........................................   1,354 $   85,302
*   Saia, Inc...................................................  68,445  4,407,174
#   Scorpio Bulkers, Inc........................................  75,768    407,632
    Servotronics, Inc...........................................   2,783     35,887
*   SIFCO Industries, Inc.......................................   6,261     18,282
    Simpson Manufacturing Co., Inc..............................  87,482  5,570,854
#*  SiteOne Landscape Supply, Inc...............................     200     13,460
    SkyWest, Inc................................................  90,303  5,561,762
*   SP Plus Corp................................................  42,820  1,478,146
    Spartan Motors, Inc.........................................  79,263    737,146
*   Spirit Airlines, Inc........................................ 161,347  8,774,050
*   SPX Corp....................................................  46,444  1,695,206
*   SPX FLOW, Inc...............................................  70,912  2,548,577
    Standex International Corp..................................  32,398  2,140,536
    Steelcase, Inc., Class A.................................... 175,756  3,038,821
#*  Stericycle, Inc.............................................   1,600     93,424
*   Sterling Construction Co., Inc.............................. 139,392  1,890,156
    Sun Hydraulics Corp.........................................  45,592  2,386,285
#*  Sunrun, Inc.................................................  89,603  1,362,862
    Systemax, Inc...............................................  67,300  1,528,383
#*  Team, Inc...................................................  93,431  1,578,984
    Tennant Co..................................................  24,990  1,658,836
    Terex Corp.................................................. 140,302  4,676,266
    Tetra Tech, Inc............................................. 107,483  6,956,300
*   Textainer Group Holdings, Ltd...............................  50,056    480,037
*   Thermon Group Holdings, Inc.................................  75,414  1,944,927
    Timken Co. (The)............................................ 121,901  5,845,153
    Titan International, Inc.................................... 111,508    772,750
*   Titan Machinery, Inc........................................  64,459  1,108,695
#*  TPI Composites, Inc.........................................  46,646  1,443,694
*   Transcat, Inc...............................................   8,529    196,593
#*  Trex Co., Inc...............................................  62,964  4,361,516
*   TriMas Corp.................................................  81,389  2,517,362
*   TriNet Group, Inc...........................................  64,978  4,050,729
#   Trinity Industries, Inc.....................................  42,539    917,141
    Triton International, Ltd................................... 119,482  3,936,932
#   Triumph Group, Inc..........................................  52,761  1,252,019
*   TrueBlue, Inc...............................................  79,398  1,918,256
#*  Tutor Perini Corp...........................................  85,635  1,710,131
*   Twin Disc, Inc..............................................  33,756    639,339
*   Ultralife Corp..............................................  49,397    570,535
    UniFirst Corp...............................................  26,680  4,218,908
#*  Univar, Inc.................................................  11,783    263,114
    Universal Forest Products, Inc.............................. 104,725  3,869,589
    Universal Logistics Holdings, Inc...........................  34,938    853,186
    US Ecology, Inc.............................................  42,546  2,595,731
*   USA Truck, Inc..............................................  21,555    306,943
    Valmont Industries, Inc.....................................  26,941  3,632,724
*   Vectrus, Inc................................................  34,042  1,380,403
*   Veritiv Corp................................................  50,879  1,419,015
    Viad Corp...................................................  43,595  2,672,809
#*  Vicor Corp..................................................  25,089    941,088
    Virco Manufacturing Corp....................................   6,861     31,218
    VSE Corp....................................................  16,296    498,169
#   Wabash National Corp........................................ 102,957  1,552,592
    Watsco, Inc., Class B.......................................   1,248    203,611
    Watts Water Technologies, Inc., Class A.....................  47,698  4,082,472
#*  Welbilt, Inc................................................ 161,715  2,721,663
#   Werner Enterprises, Inc..................................... 111,569  3,737,561

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE+
                                                                  ------- ------------
INDUSTRIALS -- (Continued)
*    Wesco Aircraft Holdings, Inc................................ 175,254 $  1,479,144
*    WESCO International, Inc....................................  44,976    2,574,426
#*   Willdan Group, Inc..........................................  37,291    1,474,113
*    Willis Lease Finance Corp...................................  11,622      577,846
*    WillScot Corp...............................................   5,350       72,065
#*   YRC Worldwide, Inc..........................................  99,702      678,971
                                                                          ------------
TOTAL INDUSTRIALS................................................          619,778,146
                                                                          ------------
INFORMATION TECHNOLOGY -- (13.0%)
#*   3D Systems Corp.............................................  23,665      251,796
*    A10 Networks Inc............................................  10,321       66,674
*    Acacia Communications, Inc..................................  14,284      826,758
*    ACI Worldwide, Inc.......................................... 173,522    6,163,501
#*   ACM Research, Inc., Class A.................................   1,167       20,107
*>>  Actua Corp..................................................  15,285       11,636
#*   Adesto Technologies Corp....................................  26,332      167,735
     ADTRAN, Inc.................................................  93,784    1,607,458
#*   Advanced Energy Industries, Inc.............................  83,074    4,798,354
*    Agilysys, Inc...............................................  73,504    1,406,132
*    Airgain, Inc................................................  10,998      175,638
#*   Alarm.com Holdings, Inc.....................................  15,289    1,083,684
*    Alithya Group, Inc., Class A................................  14,711       47,075
*    Alpha & Omega Semiconductor, Ltd............................  43,813      543,281
*    Altair Engineering, Inc., Class A...........................   4,169      164,425
#*   Ambarella, Inc..............................................  31,789    1,593,265
     American Software, Inc., Class A............................  83,811    1,085,352
*    Amkor Technology, Inc....................................... 328,100    2,972,586
*    Amtech Systems, Inc.........................................   2,380       15,756
*    Anixter International, Inc..................................  58,738    3,692,858
*    Appfolio, Inc., Class A.....................................   8,197      796,011
*    Aquantia Corp...............................................   8,637       82,138
#*   Arlo Technologies, Inc...................................... 129,805      515,326
     AstroNova, Inc..............................................  11,891      297,513
#*   Asure Software, Inc.........................................  14,509      100,983
*    Avaya Holdings Corp.........................................  22,465      428,632
*    Aviat Networks, Inc.........................................   4,294       58,570
*    Avid Technology, Inc........................................ 378,090    2,873,484
     Avnet, Inc..................................................     606       29,458
     AVX Corp.................................................... 103,114    1,681,789
*    Aware, Inc..................................................  34,012      112,580
*    Axcelis Technologies, Inc...................................  81,863    1,742,863
#*   AXT, Inc....................................................  98,159      559,506
#    Badger Meter, Inc...........................................  63,572    3,526,975
     Bel Fuse, Inc., Class A.....................................   2,583       53,210
     Bel Fuse, Inc., Class B.....................................  23,326      552,826
#    Belden, Inc.................................................  66,062    3,669,744
     Benchmark Electronics, Inc..................................  66,556    1,799,009
*    BK Technologies Corp........................................  29,676      120,188
#    Blackbaud, Inc..............................................  52,217    4,140,286
*    Bottomline Technologies De, Inc.............................  40,228    2,034,330
*    Brightcove, Inc.............................................  13,611      136,518
#    Brooks Automation, Inc...................................... 104,431    3,917,207
*    BSQUARE Corp................................................   4,980        9,512
     Cabot Microelectronics Corp.................................  44,906    5,669,383
*    CACI International, Inc., Class A...........................  47,362    9,232,748
*    CalAmp Corp.................................................  68,727    1,004,101
*    Calix, Inc.................................................. 177,317    1,214,621
#*   Carbonite, Inc..............................................  74,176    1,819,537
*    Cardtronics P.L.C., Class A.................................  84,095    3,007,237

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Casa Systems, Inc...........................................  19,928 $   191,110
    Cass Information Systems, Inc...............................  39,547   1,950,854
*   CCUR Holdings, Inc..........................................  10,672      35,538
*   CEVA, Inc...................................................  49,916   1,257,384
*   ChannelAdvisor Corp.........................................  15,651     183,899
*   Ciena Corp.................................................. 107,766   4,133,904
*   Cirrus Logic, Inc........................................... 125,945   5,992,463
*   Cision, Ltd.................................................  39,350     474,561
*   Clearfield, Inc.............................................  33,636     495,795
*   Coda Octopus Group, Inc.....................................   4,194      64,168
#*  Coherent, Inc...............................................  17,867   2,644,495
    Cohu, Inc...................................................  85,807   1,272,518
    Communications Systems, Inc.................................  11,195      31,010
*   CommVault Systems, Inc......................................   8,455     444,733
*   Computer Task Group, Inc....................................  21,319      98,707
    Comtech Telecommunications Corp.............................  61,465   1,446,271
*   Conduent, Inc............................................... 255,797   3,281,876
*   Control4 Corp...............................................  71,799   1,250,021
*   CoreLogic, Inc..............................................  91,247   3,705,541
*   Cray, Inc................................................... 100,026   2,626,683
#*  Cree, Inc................................................... 145,997   9,648,942
#   CSG Systems International, Inc..............................  71,089   3,174,124
    CSP, Inc....................................................   2,788      36,718
    CTS Corp....................................................  72,034   2,157,418
#*  CyberOptics Corp............................................  22,829     404,986
    Daktronics, Inc............................................. 131,070     993,511
*   DASAN Zhone Solutions, Inc..................................     800       9,168
*   Data I/O Corp...............................................   2,221      11,083
#*  Diebold Nixdorf, Inc........................................  19,060     192,315
*   Digi International, Inc.....................................  52,484     675,469
*   Diodes, Inc.................................................  86,720   3,158,342
*   DSP Group, Inc..............................................  73,996   1,057,403
#*  Eastman Kodak Co............................................   5,718      14,066
#   Ebix, Inc...................................................  42,888   2,164,986
*   EchoStar Corp., Class A.....................................  10,510     418,824
*   eGain Corp..................................................  55,815     557,592
*   Electronics for Imaging, Inc................................  91,636   3,407,943
*   EMCORE Corp.................................................  45,812     179,583
#*  Endurance International Group Holdings, Inc.................  63,640     351,929
#   Entegris, Inc............................................... 113,644   4,643,494
#*  Envestnet, Inc..............................................  16,157   1,146,985
*   ePlus, Inc..................................................  39,060   3,682,967
#*  Euronet Worldwide, Inc......................................  49,036   7,350,006
    EVERTEC, Inc................................................  43,509   1,362,267
#*  Exela Technologies, Inc.....................................   4,700      15,463
*   ExlService Holdings, Inc....................................  44,504   2,643,538
*   Fabrinet....................................................  62,869   3,804,832
*   Fair Isaac Corp.............................................  45,659  12,773,105
*   FARO Technologies, Inc......................................  44,491   2,502,619
*   Finisar Corp................................................ 210,580   5,077,084
*   Finjan Holdings, Inc........................................  69,442     205,548
#*  Fitbit, Inc., Class A....................................... 224,373   1,184,689
*   Flex, Ltd...................................................  11,646     128,572
*   FormFactor, Inc............................................. 146,144   2,769,429
*   Frequency Electronics, Inc..................................  19,976     240,711
    GlobalSCAPE, Inc............................................  21,177     160,310
*   Globant SA..................................................  10,041     843,344
*   GSE Systems, Inc............................................  17,551      44,755
*   GSI Technology, Inc.........................................  50,322     409,118

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  GTT Communications, Inc.....................................  83,621 $ 3,507,901
    Hackett Group, Inc. (The)................................... 104,884   1,609,969
#*  Harmonic, Inc............................................... 255,603   1,446,713
*   I3 Verticals, Inc., Class A.................................   5,970     144,116
#*  Ichor Holdings, Ltd.........................................  41,491   1,044,743
#*  ID Systems, Inc.............................................  16,326      91,589
*   IEC Electronics Corp........................................  16,394     123,775
#*  II-VI, Inc..................................................  78,947   3,145,248
#*  Image Sensing Systems, Inc..................................     700       3,745
#*  Immersion Corp..............................................  69,190     653,846
#*  Infinera Corp............................................... 118,065     512,402
*   Information Services Group, Inc.............................  37,971     135,177
#*  Inphi Corp..................................................   8,000     365,280
*   Insight Enterprises, Inc....................................  60,629   3,430,389
    InterDigital, Inc...........................................  53,436   3,494,180
#*  Internap Corp...............................................  63,470     250,072
*   inTEST Corp.................................................  32,930     217,997
*   Intevac, Inc................................................  55,380     265,270
#*  Iteris, Inc.................................................  23,716     102,927
*   Itron, Inc..................................................  54,920   2,947,007
#   j2 Global, Inc..............................................  42,640   3,736,117
    Jabil, Inc..................................................  25,053     756,851
    KBR, Inc.................................................... 218,756   4,860,758
    KEMET Corp.................................................. 128,749   2,300,745
*   Key Tronic Corp.............................................  24,700     137,085
*   Kimball Electronics, Inc....................................  55,402     838,232
*   Knowles Corp................................................ 162,978   3,077,025
    Kulicke & Soffa Industries, Inc............................. 117,342   2,730,548
*   KVH Industries, Inc.........................................  44,636     437,433
#*  Lantronix, Inc..............................................  17,133      62,193
*   Lattice Semiconductor Corp.................................. 271,513   3,516,093
*   Limelight Networks, Inc..................................... 246,720     732,758
#   Littelfuse, Inc.............................................  22,098   4,442,803
#*  LivePerson, Inc.............................................   7,174     210,413
*   LiveRamp Holdings, Inc...................................... 143,216   8,353,789
#*  Lumentum Holdings, Inc......................................  25,923   1,606,448
*   Luna Innovations, Inc.......................................  13,937      61,880
*   Luxoft Holding, Inc.........................................  10,800     630,936
#*  MACOM Technology Solutions Holdings, Inc....................  56,293     781,910
#*  MagnaChip Semiconductor Corp................................  13,480     119,298
#*  Manhattan Associates, Inc................................... 114,370   7,714,256
    ManTech International Corp., Class A........................  45,781   2,837,964
    MAXIMUS, Inc................................................   8,797     647,899
#*  MaxLinear, Inc.............................................. 115,957   3,120,403
    Methode Electronics, Inc....................................  97,835   2,887,111
*   MicroStrategy, Inc., Class A................................  17,235   2,580,080
#*  Mitek Systems, Inc..........................................  30,941     368,198
    MKS Instruments, Inc........................................  52,886   4,813,155
*   MoneyGram International, Inc................................   7,623      25,232
#   Monolithic Power Systems, Inc...............................  65,929  10,265,805
    Monotype Imaging Holdings, Inc..............................  75,577   1,302,947
    MTS Systems Corp............................................  26,691   1,467,471
#*  Nanometrics, Inc............................................  78,829   2,348,316
*   Napco Security Technologies, Inc............................  52,414   1,298,819
#*  NCR Corp....................................................  10,413     301,456
#*  NeoPhotonics Corp........................................... 120,940     826,020
*   NETGEAR, Inc................................................  78,612   2,439,330
*   Netscout Systems, Inc....................................... 121,352   3,567,749
*   NetSol Technologies, Inc....................................  13,690      99,389

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
    Network-1 Technologies, Inc.................................   8,465 $   20,909
    NIC, Inc....................................................  70,214  1,211,894
*   Novanta, Inc................................................  68,099  5,925,975
    NVE Corp....................................................  10,143    971,801
*   OneSpan, Inc................................................  81,894  1,518,315
*   Optical Cable Corp..........................................   5,961     29,030
#*  OSI Systems, Inc............................................  35,181  3,170,864
#*  PAR Technology Corp.........................................  30,836    731,122
    Park Electrochemical Corp...................................  59,769    983,200
*   Paylocity Holding Corp......................................   2,488    240,216
#   Paysign, Inc................................................   5,708     46,406
    PC Connection, Inc..........................................  63,474  2,358,694
*   PCM, Inc....................................................  29,837    823,203
    PC-Tel, Inc.................................................   8,084     38,237
#*  PDF Solutions, Inc..........................................  55,344    718,365
    Pegasystems, Inc............................................  59,515  4,464,220
*   Perceptron, Inc.............................................  26,329    191,675
*   Perficient, Inc.............................................  90,312  2,658,785
    Perspecta, Inc..............................................  65,492  1,511,555
*   PFSweb, Inc.................................................   5,455     25,202
*   Photronics, Inc............................................. 187,995  1,755,873
#*  Pivotal Software, Inc., Class A.............................  17,609    382,115
*   Pixelworks, Inc.............................................  73,381    338,286
#   Plantronics, Inc............................................  47,779  2,459,663
*   Plexus Corp.................................................  61,467  3,699,084
    Power Integrations, Inc.....................................  50,060  3,955,741
    Presidio, Inc...............................................   6,830    102,587
*   PRGX Global, Inc............................................  43,064    345,373
    Progress Software Corp......................................  87,734  4,001,548
    QAD, Inc., Class A..........................................  23,255  1,089,962
    QAD, Inc., Class B..........................................   4,173    138,335
#*  Qualys, Inc.................................................  12,606  1,137,818
*   Quantenna Communications, Inc...............................  49,276  1,199,871
*   Rambus, Inc................................................. 206,418  2,365,550
*   RealNetworks, Inc...........................................  33,171     86,245
    RF Industries, Ltd..........................................   3,591     27,112
*   Ribbon Communications, Inc..................................  89,838    481,532
    Richardson Electronics, Ltd.................................  19,377    113,355
*   Rogers Corp.................................................  28,758  4,817,540
*   Rudolph Technologies, Inc................................... 101,040  2,444,158
*   Sanmina Corp................................................ 148,533  5,038,239
    Sapiens International Corp. NV..............................   8,278    127,233
*   ScanSource, Inc.............................................  44,998  1,694,175
    Science Applications International Corp.....................  82,169  6,158,567
*   Semtech Corp................................................  80,651  4,344,669
*   Silicon Laboratories, Inc...................................  58,169  6,262,475
#*  SMART Global Holdings, Inc..................................  50,153  1,090,326
#*  SMTC Corp...................................................  17,000     57,630
#*  SolarEdge Technologies, Inc.................................  23,692  1,049,556
*   SPS Commerce, Inc...........................................  14,272  1,480,577
*   StarTek, Inc................................................  36,202    249,794
*   Steel Connect, Inc..........................................   5,603     10,982
*   Stratasys, Ltd..............................................     697     16,205
*   Super Micro Computer, Inc...................................  51,799  1,161,334
*   Sykes Enterprises, Inc......................................  83,905  2,328,364
#*  Synaptics, Inc..............................................  63,054  2,375,244
*   Synchronoss Technologies, Inc...............................  59,362    319,368
    SYNNEX Corp.................................................  73,232  7,900,268
*   Tech Data Corp..............................................  67,381  7,183,488

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Telaria, Inc................................................  73,170 $    527,556
*   Telenav, Inc................................................  68,782      428,512
*   Teradata Corp...............................................   8,213      373,445
    TESSCO Technologies, Inc....................................  17,012      315,402
    TiVo Corp...................................................  99,652      933,739
    TransAct Technologies, Inc..................................  25,072      236,178
    Travelport Worldwide, Ltd................................... 198,711    3,115,788
    TTEC Holdings, Inc..........................................  71,941    2,622,969
#*  TTM Technologies, Inc....................................... 182,139    2,411,520
#*  Ultra Clean Holdings, Inc................................... 123,757    1,481,371
#*  Unisys Corp.................................................  97,658    1,094,746
*   Upland Software, Inc........................................  27,046    1,257,369
*   Veeco Instruments, Inc...................................... 109,397    1,332,455
*   Verint Systems, Inc.........................................  54,764    3,307,198
#*  Veritone, Inc...............................................   3,826       23,683
    Versum Materials, Inc.......................................  66,303    3,459,691
#*  ViaSat, Inc.................................................  29,600    2,688,272
*   Viavi Solutions, Inc........................................ 108,328    1,440,762
*   Virtusa Corp................................................  71,070    3,947,939
#   Vishay Intertechnology, Inc................................. 235,440    4,664,066
*   Vishay Precision Group, Inc.................................  31,320    1,186,088
    Wayside Technology Group, Inc...............................  11,631      137,711
    Xperi Corp.................................................. 213,294    5,300,356
*   Zix Corp.................................................... 190,285    1,550,823
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          452,129,935
                                                                         ------------
MATERIALS -- (4.5%)
#   Advanced Emissions Solutions, Inc...........................   4,865       54,974
*   AdvanSix, Inc...............................................  70,930    2,144,214
#*  AgroFresh Solutions, Inc....................................  19,944       63,621
#*  AK Steel Holding Corp....................................... 464,548    1,124,206
#*  Allegheny Technologies, Inc................................. 193,983    4,834,056
    American Vanguard Corp......................................  52,378      824,430
#*  Ampco-Pittsburgh Corp.......................................   2,649        8,530
    Balchem Corp................................................  44,195    4,486,234
    Boise Cascade Co............................................  74,369    2,059,278
    Cabot Corp..................................................  72,120    3,272,806
    Carpenter Technology Corp...................................  88,223    4,382,036
*   Century Aluminum Co......................................... 146,917    1,235,572
    Chase Corp..................................................  20,838    1,951,895
*   Clearwater Paper Corp.......................................  63,935    1,289,569
#   Cleveland-Cliffs, Inc....................................... 397,434    3,970,366
*   Coeur Mining, Inc........................................... 310,655    1,121,465
    Commercial Metals Co........................................ 207,556    3,588,643
#   Compass Minerals International, Inc.........................  53,141    3,049,762
    Core Molding Technologies, Inc..............................  24,525      199,143
    Domtar Corp................................................. 123,391    6,033,820
    Eagle Materials, Inc........................................   5,833      530,278
    Element Solutions, Inc...................................... 379,481    4,121,164
#*  Ferro Corp.................................................. 128,075    2,288,700
    Ferroglobe P.L.C............................................ 116,582      250,651
#*  Flotek Industries, Inc......................................  74,155      264,733
    Friedman Industries, Inc....................................   7,760       57,036
    FutureFuel Corp.............................................  66,134      971,508
#*  GCP Applied Technologies, Inc............................... 100,190    2,884,470
    Gold Resource Corp.......................................... 113,802      416,515
    Graphic Packaging Holding Co................................  45,863      636,578
    Greif, Inc., Class A........................................  30,236    1,194,927
    Greif, Inc., Class B........................................   3,804      185,065

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES     VALUE+
                                                                 ------- ------------
MATERIALS -- (Continued)
    Hawkins, Inc................................................  23,302 $    860,077
    Haynes International, Inc...................................  41,190    1,330,849
    HB Fuller Co................................................  77,597    3,799,925
#   Hecla Mining Co............................................. 370,068      777,143
*   Ingevity Corp...............................................  56,174    6,460,572
    Innophos Holdings, Inc......................................  99,422    3,200,394
    Innospec, Inc...............................................  45,541    3,862,788
*   Intrepid Potash, Inc........................................ 173,464      645,286
    Kaiser Aluminum Corp........................................  33,977    3,343,337
*   Koppers Holdings, Inc.......................................  42,450    1,135,113
*   Kraton Corp.................................................  61,782    2,027,685
#   Kronos Worldwide, Inc.......................................  73,761    1,003,150
    Louisiana-Pacific Corp...................................... 206,881    5,182,369
*   LSB Industries, Inc.........................................  53,495      312,946
    Materion Corp...............................................  41,809    2,426,176
    Mercer International, Inc...................................  92,872    1,315,068
    Minerals Technologies, Inc..................................  60,186    3,777,875
    Myers Industries, Inc....................................... 112,271    2,008,528
#   Neenah, Inc.................................................  39,603    2,687,064
    Nexa Resources SA...........................................     730        8,643
    Northern Technologies International Corp....................   8,693      230,191
    Olin Corp...................................................  75,790    1,643,885
    Olympic Steel, Inc..........................................  21,282      345,194
*   OMNOVA Solutions, Inc....................................... 151,605    1,121,877
    Owens-Illinois, Inc.........................................  19,186      379,115
#   PH Glatfelter Co............................................  71,213    1,123,741
    PolyOne Corp................................................ 131,230    3,627,197
*   PQ Group Holdings, Inc......................................  11,216      177,325
#   Quaker Chemical Corp........................................  33,824    7,570,488
*   Ramaco Resources, Inc.......................................   3,731       25,072
#   Rayonier Advanced Materials, Inc............................ 124,686    1,850,340
    Resolute Forest Products, Inc............................... 100,172      792,361
*   Ryerson Holding Corp........................................  76,680      663,282
    Schnitzer Steel Industries, Inc., Class A...................  73,482    1,742,993
    Schweitzer-Mauduit International, Inc.......................  60,124    2,138,611
#   Scotts Miracle-Gro Co. (The)................................   7,247      616,140
#   Sensient Technologies Corp..................................  73,966    5,186,496
    Silgan Holdings, Inc........................................  12,131      363,202
    Stepan Co...................................................  40,082    3,709,188
#*  Summit Materials, Inc., Class A............................. 131,530    2,304,406
*   SunCoke Energy, Inc......................................... 128,811    1,109,063
#   Synalloy Corp...............................................  17,201      303,598
#*  TimkenSteel Corp............................................  96,643      979,960
*   Trecora Resources...........................................  37,922      354,571
    Tredegar Corp...............................................  62,523    1,126,664
    Trinseo SA..................................................  31,837    1,431,073
*   Tronox Holdings P.L.C., Class A.............................   9,455      133,694
*   UFP Technologies, Inc.......................................   6,999      254,764
    United States Lime & Minerals, Inc..........................  14,662    1,186,449
*   Universal Stainless & Alloy Products, Inc...................  15,842      227,966
#*  US Concrete, Inc............................................  58,748    2,768,793
#   Valvoline, Inc..............................................  42,550      787,175
*   Venator Materials P.L.C.....................................  10,049       60,897
*   Verso Corp., Class A........................................  55,931    1,248,380
    Warrior Met Coal, Inc.......................................  10,400      322,400
    Worthington Industries, Inc.................................  98,879    3,968,014
#   WR Grace & Co...............................................  13,684    1,034,237
                                                                         ------------
TOTAL MATERIALS.................................................          158,570,035
                                                                         ------------

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE+
                                                                 ------- -----------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc....................................  22,395 $   528,970
*   Altisource Asset Management Corp............................     674      18,198
#*  Altisource Portfolio Solutions SA...........................   1,973      46,701
    CKX Lands, Inc..............................................     702       7,167
    Consolidated-Tomoka Land Co.................................  15,038     932,356
*   Forestar Group, Inc.........................................   6,305     121,497
*   FRP Holdings, Inc...........................................  17,414     882,716
    Griffin Industrial Realty, Inc..............................   4,903     179,009
    HFF, Inc., Class A..........................................  69,627   3,313,549
    Kennedy-Wilson Holdings, Inc................................  62,760   1,351,850
*   Marcus & Millichap, Inc.....................................  53,228   2,294,127
*   Maui Land & Pineapple Co., Inc..............................  36,053     431,554
    Newmark Group, Inc., Class A................................  37,717     321,349
*   Rafael Holdings, Inc., Class B..............................  38,800     628,560
    RE/MAX Holdings, Inc., Class A..............................  29,043   1,258,433
#   Realogy Holdings Corp.......................................     590       7,682
    RMR Group, Inc. (The), Class A..............................  14,791     855,511
#*  St Joe Co. (The)............................................  40,229     685,502
*   Stratus Properties, Inc.....................................  15,750     421,785
*   Tejon Ranch Co..............................................  61,711   1,064,515
*   Trinity Place Holdings, Inc.................................  51,069     200,191
                                                                         -----------
TOTAL REAL ESTATE...............................................          15,551,222
                                                                         -----------
UTILITIES -- (3.2%)
    ALLETE, Inc.................................................  68,437   5,574,194
#   American States Water Co....................................  64,605   4,597,938
*   AquaVenture Holdings, Ltd...................................   3,418      66,480
    Artesian Resources Corp., Class A...........................  28,411   1,030,751
    Atlantica Yield P.L.C.......................................  54,926   1,125,434
    Avista Corp................................................. 106,134   4,578,621
    Black Hills Corp............................................  75,388   5,485,231
    California Water Service Group..............................  84,987   4,282,495
    Chesapeake Utilities Corp...................................  33,157   3,071,664
#   Clearway Energy, Inc., Class A..............................  42,245     649,306
#   Clearway Energy, Inc., Class C..............................  88,428   1,403,352
    Connecticut Water Service, Inc..............................  35,278   2,419,012
    Consolidated Water Co., Ltd.................................  26,724     338,326
    El Paso Electric Co.........................................  68,846   4,207,179
#   Genie Energy, Ltd., Class B.................................  49,647     431,432
    Hawaiian Electric Industries, Inc...........................  33,010   1,369,255
    IDACORP, Inc................................................  38,631   3,825,242
    MGE Energy, Inc.............................................  49,729   3,371,129
    Middlesex Water Co..........................................  41,145   2,385,999
    New Jersey Resources Corp................................... 145,601   7,291,698
    Northwest Natural Holding Co................................  51,118   3,419,283
    NorthWestern Corp...........................................  71,197   4,973,110
    ONE Gas, Inc................................................  56,950   5,041,214
#   Ormat Technologies, Inc.....................................  58,876   3,436,003
    Otter Tail Corp.............................................  59,200   3,036,960
    Pattern Energy Group, Inc., Class A.........................  34,236     791,536
    PNM Resources, Inc.......................................... 135,652   6,299,679
    Portland General Electric Co................................  64,504   3,374,204
    RGC Resources, Inc..........................................  22,515     623,666
    SJW Group...................................................  40,978   2,543,095
#   South Jersey Industries, Inc................................  98,964   3,178,724
    Southwest Gas Holdings, Inc.................................  61,986   5,156,615
    Spark Energy, Inc., Class A.................................     945       8,940
    Spire, Inc..................................................  73,831   6,215,832
    TerraForm Power, Inc., Class A..............................  33,045     448,090

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


                                                                    SHARES       VALUE+
                                                                  ---------- --------------
UTILITIES -- (Continued)
     Unitil Corp.................................................     52,373 $    2,980,547
     York Water Co. (The)........................................     34,366      1,169,475
                                                                             --------------
TOTAL UTILITIES..................................................               110,201,711
                                                                             --------------
TOTAL COMMON STOCKS..............................................             3,102,630,416
                                                                             --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
     GCI Liberty, Inc............................................     12,666        326,909
                                                                             --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
*>>  Social Reality, Inc. Rights 12/31/19, Class A...............     10,334            310
                                                                             --------------
TOTAL INVESTMENT SECURITIES......................................             3,102,957,635
                                                                             --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
     State Street Institutional U.S. Government Money Market
       Fund 2.370%...............................................  7,164,608      7,164,608
                                                                             --------------
SECURITIES LENDING COLLATERAL -- (10.7%)
@(S) The DFA Short Term Investment Fund.......................... 32,023,779    370,547,143
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,141,265,875)..........................................            $3,480,669,386
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              -------------- ------------ ------- --------------
Common Stocks
   Communication Services.................... $  117,997,764           --     --  $  117,997,764
   Consumer Discretionary....................    414,152,387 $      2,537     --     414,154,924
   Consumer Staples..........................    131,980,500           --     --     131,980,500
   Energy....................................    138,541,864           --     --     138,541,864
   Financials................................    649,869,738       10,985     --     649,880,723
   Health Care...............................    293,843,592           --     --     293,843,592
   Industrials...............................    619,778,146           --     --     619,778,146
   Information Technology....................    452,118,299       11,636     --     452,129,935
   Materials.................................    158,570,035           --     --     158,570,035
   Real Estate...............................     15,551,222           --     --      15,551,222
   Utilities.................................    110,201,711           --     --     110,201,711
Preferred Stocks
   Communication Services....................        326,909           --     --         326,909
Rights/Warrants
   Consumer Discretionary                                 --          310     --             310
Temporary Cash Investments...................      7,164,608           --     --       7,164,608
Securities Lending Collateral................             --  370,547,143     --     370,547,143
                                              -------------- ------------ ------  --------------
TOTAL........................................ $3,110,096,775 $370,572,611     --  $3,480,669,386
                                              ============== ============ ======  ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE+
                                                                 --------- -----------
COMMON STOCKS -- (93.2%)
COMMUNICATION SERVICES -- (7.3%)
    A.H. Belo Corp., Class A                                        17,110 $    61,767
    Activision Blizzard, Inc....................................   161,228   7,772,802
*   Alaska Communications Systems Group, Inc....................    33,007      57,432
*   Alphabet, Inc., Class A.....................................    34,928  41,877,275
*   Alphabet, Inc., Class C.....................................    36,723  43,644,551
#   Altice USA, Inc., Class A...................................   295,062   6,951,661
#   AMC Entertainment Holdings, Inc., Class A...................    62,169     942,482
#*  AMC Networks, Inc., Class A.................................    49,426   2,886,973
#*  ANGI Homeservices, Inc., Class A............................    24,480     425,462
    AT&T, Inc................................................... 2,668,735  82,624,036
    ATN International, Inc......................................    23,710   1,447,495
#*  AutoWeb, Inc................................................     3,801      12,923
*   Ballantyne Strong, Inc......................................     7,721      15,288
    Beasley Broadcast Group, Inc., Class A......................     4,143      15,205
#*  Boingo Wireless, Inc........................................    43,754     994,966
#*  Boston Omaha Corp., Class A.................................       673      15,849
    Cable One, Inc..............................................     4,983   5,284,621
*   Care.com, Inc...............................................    25,294     423,674
#*  Cargurus, Inc...............................................     3,300     134,442
#*  Cars.com, Inc...............................................    90,914   1,891,920
    CBS Corp., Class A..........................................     3,886     199,663
    CBS Corp., Class B..........................................   143,721   7,368,576
    CenturyLink, Inc............................................   552,953   6,314,723
*   Charter Communications, Inc., Class A.......................    76,071  28,236,794
#*  Cincinnati Bell, Inc........................................    36,332     323,355
#   Cinemark Holdings, Inc......................................   147,265   6,192,493
*   Clear Channel Outdoor Holdings, Inc., Class A...............    27,964     136,744
    Cogent Communications Holdings, Inc.........................    34,353   1,897,316
    Comcast Corp., Class A...................................... 1,995,489  86,863,636
#*  comScore, Inc...............................................    46,598     584,805
#   Consolidated Communications Holdings, Inc...................   103,760     535,402
*   Cumulus Media, Inc., Class A................................     7,765     140,702
#*  Daily Journal Corp..........................................       200      44,600
*   DHI Group, Inc..............................................    38,113     116,245
#*  Discovery, Inc., Class A....................................    93,472   2,888,285
*   Discovery, Inc., Class B....................................     1,077      40,097
*   Discovery, Inc., Class C....................................   128,860   3,706,014
*   DISH Network Corp., Class A.................................   101,360   3,559,763
*   Electronic Arts, Inc........................................    53,397   5,054,026
    Emerald Expositions Events, Inc.............................    34,731     487,971
*   Emmis Communications Corp., Class A.........................     2,473       8,853
#   Entercom Communications Corp., Class A......................   161,924   1,114,037
    Entravision Communications Corp., Class A...................    75,162     215,715
    EW Scripps Co. (The), Class A...............................    64,132   1,461,568
*   Facebook, Inc., Class A.....................................   291,194  56,316,920
#*  Fluent, Inc.................................................     5,600      39,368
*   Fox Corp., Class A..........................................    70,060   2,731,639
*   Fox Corp., Class B..........................................    26,750   1,029,875
#*  Frontier Communications Corp................................    23,115      65,878
#   Gannett Co., Inc............................................   137,242   1,280,468
*   GCI Liberty, Inc., Class A..................................    89,851   5,356,917
*   Glu Mobile, Inc.............................................    89,155     975,356
*   Gray Television, Inc........................................   108,987   2,553,565
*   Gray Television, Inc., Class A..............................     2,300      51,060

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMUNICATION SERVICES -- (Continued)
*   Hemisphere Media Group, Inc.................................  12,264 $   179,177
*   IAC/InterActiveCorp.........................................  33,330   7,493,917
    IDT Corp., Class B..........................................  32,465     231,151
*   IMAX Corp...................................................  63,916   1,558,272
#*  Intelsat SA.................................................  88,813   1,797,575
#   Interpublic Group of Cos., Inc. (The)....................... 284,993   6,554,839
*   Iridium Communications, Inc.................................  61,985   1,702,108
    John Wiley & Sons, Inc., Class A............................  54,959   2,538,007
    John Wiley & Sons, Inc., Class B............................   2,517     115,883
*   Liberty Broadband Corp......................................     145      14,348
*   Liberty Broadband Corp., Class A............................  16,815   1,654,428
*   Liberty Broadband Corp., Class C............................  58,807   5,804,839
*   Liberty Latin America, Ltd., Class C........................  48,052   1,001,404
#*  Liberty Media Corp.-Liberty Braves, Class A.................   6,772     192,054
*   Liberty Media Corp.-Liberty Braves, Class B.................      58       1,845
*   Liberty Media Corp.-Liberty Braves, Class C.................  16,303     458,929
#*  Liberty Media Corp.-Liberty Formula One, Class A............  17,871     674,809
#*  Liberty Media Corp.-Liberty Formula One, Class B............     145       5,561
*   Liberty Media Corp.-Liberty Formula One, Class C............ 102,223   3,967,275
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............  47,725   1,906,136
*   Liberty Media Corp.-Liberty SiriusXM, Class B...............     581      23,632
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............  96,612   3,879,938
*   Liberty TripAdvisor Holdings, Inc., Class A.................  92,314   1,360,708
*   Liberty TripAdvisor Holdings, Inc., Class B.................     110       1,653
#   Lions Gate Entertainment Corp., Class A.....................  60,468     882,228
#   Lions Gate Entertainment Corp., Class B.....................  88,384   1,202,022
#*  Live Nation Entertainment, Inc.............................. 221,538  14,475,293
*   Loral Space & Communications, Inc...........................   2,601      95,769
*   Madison Square Garden Co. (The), Class A....................  17,878   5,585,802
*   Marchex, Inc., Class B......................................  23,549     112,329
    Marcus Corp. (The)..........................................  25,536     960,664
#   Match Group, Inc............................................  27,045   1,633,518
#*  McClatchy Co. (The), Class A................................   5,251      16,395
#*  Meet Group, Inc. (The)...................................... 111,428     619,540
#   Meredith Corp...............................................  56,690   3,344,710
#*  MSG Networks, Inc., Class A.................................  62,023   1,428,390
    National CineMedia, Inc.....................................  64,745     451,920
*   Netflix, Inc................................................  22,400   8,300,096
    New Media Investment Group, Inc.............................  74,291     794,171
#   New York Times Co. (The), Class A........................... 150,641   4,993,749
    News Corp., Class A......................................... 245,024   3,043,198
    News Corp., Class B......................................... 105,257   1,314,660
    Nexstar Media Group, Inc., Class A..........................  66,043   7,730,333
#   Omnicom Group, Inc..........................................  86,478   6,920,834
*   ORBCOMM, Inc................................................  62,757     454,361
*   pdvWireless, Inc............................................  11,380     452,924
#*  QuinStreet, Inc.............................................  42,903     612,226
*   Reading International, Inc., Class A........................  17,935     273,688
*   Rosetta Stone, Inc..........................................  22,951     578,824
    Saga Communications, Inc., Class A..........................   1,505      48,280
    Salem Media Group, Inc......................................  10,305      21,331
    Scholastic Corp.............................................  40,592   1,618,809
    Shenandoah Telecommunications Co............................  81,706   3,376,909
    Sinclair Broadcast Group, Inc., Class A..................... 105,206   4,817,383
#   Sirius XM Holdings, Inc..................................... 253,303   1,471,690
#*  Snap, Inc., Class A.........................................  76,081     847,542
    Spok Holdings, Inc..........................................  19,425     269,036
#*  Sprint Corp................................................. 290,563   1,621,341
*   Take-Two Interactive Software, Inc..........................  42,835   4,147,713

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   TechTarget, Inc.............................................    23,010 $    384,037
    TEGNA, Inc..................................................   271,455    4,321,564
    Telephone & Data Systems, Inc...............................   134,058    4,273,769
*   T-Mobile US, Inc............................................   115,500    8,430,345
    Townsquare Media, Inc., Class A.............................     5,446       30,770
*   Travelzoo...................................................     9,333      163,981
    Tribune Media Co., Class A..................................     9,112      420,974
*   Tribune Publishing Co.......................................    38,843      417,951
#*  TripAdvisor, Inc............................................    61,043    3,249,319
#*  TrueCar Inc.................................................    77,013      495,964
*   Twitter, Inc................................................   139,714    5,575,986
*   United States Cellular Corp.................................    22,805    1,096,920
#*  Urban One, Inc..............................................     8,201       15,746
    Verizon Communications, Inc................................. 1,334,445   76,316,910
    Viacom, Inc., Class A.......................................     8,633      299,133
    Viacom, Inc., Class B.......................................   248,278    7,177,717
*   Vonage Holdings Corp........................................   229,915    2,234,774
    Walt Disney Co. (The).......................................   623,463   85,395,727
#   World Wrestling Entertainment, Inc., Class A................    32,279    2,706,594
#*  Yelp, Inc...................................................    31,816    1,274,549
*   Zayo Group Holdings, Inc....................................   219,477    6,867,435
*   Zedge, Inc., Class B........................................     8,851       18,454
*   Zillow Group, Inc., Class A.................................    33,294    1,105,694
#*  Zillow Group, Inc., Class C.................................    53,249    1,778,517
*   Zynga, Inc., Class A........................................   715,494    4,049,696
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            771,111,945
                                                                           ------------
CONSUMER DISCRETIONARY -- (11.4%)
*   1-800-Flowers.com, Inc., Class A............................    39,679      844,766
    Aaron's, Inc................................................   113,417    6,316,193
#   Abercrombie & Fitch Co., Class A............................   117,537    3,513,181
#   Acushnet Holdings Corp......................................    70,854    1,786,229
#   Adient P.L.C................................................    33,312      769,507
*   Adtalem Global Education, Inc...............................    75,376    3,717,544
    Advance Auto Parts, Inc.....................................    42,427    7,056,459
*   Amazon.com, Inc.............................................    78,026  150,318,650
    AMCON Distributing Co.......................................       116       10,923
*   American Axle & Manufacturing Holdings, Inc.................   142,750    2,105,563
#   American Eagle Outfitters, Inc..............................   280,080    6,660,302
#*  American Outdoor Brands Corp................................    67,901      668,825
*   American Public Education, Inc..............................    17,720      567,040
*   America's Car-Mart, Inc.....................................    11,173    1,106,686
    Aptiv P.L.C.................................................   102,874    8,816,302
    Aramark.....................................................   172,862    5,372,551
    Ark Restaurants Corp........................................     2,015       40,189
#*  Asbury Automotive Group, Inc................................    32,529    2,608,175
#*  Ascena Retail Group, Inc....................................   234,894      279,524
*   Ascent Capital Group, Inc., Class A.........................     2,949        2,064
#*  At Home Group, Inc..........................................    60,987    1,432,585
    Autoliv, Inc................................................    74,686    5,862,104
#*  AutoNation, Inc.............................................   112,042    4,697,921
*   AutoZone, Inc...............................................     3,820    3,928,144
*   Barnes & Noble Education, Inc...............................    47,536      204,405
#   Barnes & Noble, Inc.........................................    84,250      423,778
    Bassett Furniture Industries, Inc...........................     6,115      108,602
    BBX Capital Corp............................................    34,809      192,842
*   Beazer Homes USA, Inc.......................................    39,267      521,858
#   Bed Bath & Beyond, Inc......................................   153,967    2,572,789
    Best Buy Co., Inc...........................................   256,123   19,058,112

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Big 5 Sporting Goods Corp...................................  20,304 $    53,400
#   Big Lots, Inc...............................................  86,532   3,215,529
#*  Biglari Holdings, Inc., Class A.............................     117      86,229
*   Biglari Holdings, Inc., Class B.............................   1,670     232,681
#   BJ's Restaurants, Inc.......................................  29,898   1,492,209
    Bloomin' Brands, Inc........................................ 125,013   2,499,010
*   Booking Holdings, Inc.......................................   8,186  15,184,948
#*  Boot Barn Holdings, Inc.....................................  35,287   1,015,913
    BorgWarner, Inc............................................. 143,683   6,001,639
    Bowl America, Inc., Class A.................................   1,280      19,467
#   Boyd Gaming Corp............................................  22,632     651,349
*   Bright Horizons Family Solutions, Inc.......................  33,989   4,355,690
#   Brinker International, Inc..................................  30,830   1,318,599
    Brunswick Corp..............................................  94,399   4,834,173
#   Buckle, Inc. (The)..........................................  14,000     258,720
#*  Build-A-Bear Workshop, Inc..................................  18,084     101,270
#*  Burlington Stores, Inc......................................  29,056   4,907,849
#*  Caesars Entertainment Corp.................................. 333,447   3,121,064
    Caleres, Inc................................................  56,018   1,469,352
    Callaway Golf Co............................................ 111,594   1,959,591
    Canterbury Park Holding Corp................................     200       2,904
    Capri Holdings, Ltd......................................... 131,641   5,802,735
*   Career Education Corp.......................................  95,931   1,741,148
#*  CarMax, Inc................................................. 129,242  10,062,782
    Carnival Corp............................................... 102,163   5,604,662
    Carriage Services, Inc......................................  20,519     360,108
#*  Carrols Restaurant Group, Inc...............................  55,542     544,867
    Carter's, Inc...............................................  37,541   3,975,967
#*  Carvana Co..................................................   3,633     259,977
#   Cato Corp. (The), Class A...................................  21,972     333,096
*   Cavco Industries, Inc.......................................   8,667   1,081,382
#*  Century Casinos, Inc........................................   3,288      29,921
#*  Century Communities, Inc....................................  35,383     899,790
#   Cheesecake Factory, Inc. (The)..............................  67,561   3,352,377
#*  Chegg, Inc..................................................  16,629     592,824
#   Chico's FAS, Inc............................................  89,320     312,620
#   Children's Place, Inc. (The)................................  34,150   3,852,803
*   Chipotle Mexican Grill, Inc.................................   7,581   5,216,031
#   Choice Hotels International, Inc............................  27,973   2,322,878
#   Churchill Downs, Inc........................................  11,091   1,118,527
*   Chuy's Holdings, Inc........................................  19,205     381,987
    Citi Trends, Inc............................................  15,913     294,550
    Clarus Corp.................................................  29,499     395,877
    Collectors Universe, Inc....................................   5,144      89,454
    Columbia Sportswear Co......................................  53,468   5,345,196
#*  Conn's, Inc.................................................  36,326     939,754
*   Container Store Group, Inc. (The)...........................  24,261     209,615
    Cooper Tire & Rubber Co.....................................  75,654   2,259,028
*   Cooper-Standard Holdings, Inc...............................  25,840   1,309,313
    Core-Mark Holding Co., Inc..................................  44,534   1,618,811
#   Cracker Barrel Old Country Store, Inc.......................  28,919   4,879,792
*   Crocs, Inc..................................................  61,394   1,709,823
    Culp, Inc...................................................  17,140     351,713
    Dana, Inc................................................... 225,562   4,398,459
    Darden Restaurants, Inc.....................................  70,951   8,343,838
#   Dave & Buster's Entertainment, Inc..........................  58,752   3,339,464
#*  DavidsTea, Inc..............................................   1,300       1,820
*   Deckers Outdoor Corp........................................  32,868   5,200,046
#*  Del Frisco's Restaurant Group, Inc..........................  30,596     204,993

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Del Taco Restaurants, Inc...................................    42,325 $   425,366
    Delphi Technologies P.L.C...................................    32,342     715,728
*   Delta Apparel, Inc..........................................     6,871     165,385
*   Denny's Corp................................................    65,165   1,213,372
#   Designer Brands, Inc........................................    95,031   2,114,440
#*  Destination XL Group, Inc...................................    51,876     109,458
#   Dick's Sporting Goods, Inc..................................    93,701   3,466,937
#   Dillard's, Inc., Class A....................................    39,857   2,728,212
#   Dine Brands Global, Inc.....................................    22,222   1,970,203
#*  Dixie Group, Inc. (The).....................................     7,544       6,044
    Dollar General Corp.........................................   158,881  20,033,305
*   Dollar Tree, Inc............................................   130,642  14,537,842
#   Domino's Pizza, Inc.........................................    19,800   5,357,484
#*  Dorman Products, Inc........................................    43,239   3,790,763
    DR Horton, Inc..............................................   193,224   8,561,755
#*  Drive Shack, Inc............................................    40,469     208,011
#*  Duluth Holdings, Inc., Class B..............................     5,670      90,266
    Dunkin' Brands Group, Inc...................................    49,286   3,678,214
    eBay, Inc...................................................   263,301  10,202,914
#   Educational Development Corp................................     2,000      18,000
#*  El Pollo Loco Holdings, Inc.................................    41,379     528,824
#*  Eldorado Resorts, Inc.......................................    24,198   1,194,655
*   Emerson Radio Corp..........................................    11,467      14,149
    Escalade, Inc...............................................    11,525     138,761
    Ethan Allen Interiors, Inc..................................    35,248     778,981
*   Etsy, Inc...................................................     5,418     365,932
*   Everi Holdings, Inc.........................................    19,215     197,722
#   Expedia Group, Inc..........................................    41,034   5,327,855
#*  Express, Inc................................................    47,975     176,548
    Extended Stay America, Inc..................................   239,986   4,298,149
#*  Famous Dave's of America, Inc...............................     5,581      28,798
*   Fiesta Restaurant Group, Inc................................    25,982     328,932
*   Five Below, Inc.............................................    37,623   5,507,631
    Flexsteel Industries, Inc...................................     6,129     132,754
#*  Floor & Decor Holdings, Inc., Class A.......................    53,073   2,548,565
    Foot Locker, Inc............................................    98,355   5,626,890
    Ford Motor Co............................................... 1,452,452  15,178,123
#*  Fossil Group, Inc...........................................    60,589     791,898
*   Fox Factory Holding Corp....................................    47,662   3,698,571
*   frontdoor, Inc..............................................    50,212   1,769,471
*   Full House Resorts, Inc.....................................     6,121      15,119
#*  Gaia, Inc...................................................     6,465      68,400
#   GameStop Corp., Class A.....................................   123,961   1,072,263
    Gaming Partners International Corp..........................     3,430      47,128
#   Gap, Inc. (The).............................................   254,525   6,638,012
    Garmin, Ltd.................................................    60,621   5,197,645
#*  Garrett Motion, Inc.........................................    13,399     251,901
    General Motors Co...........................................   614,834  23,947,784
#*  Genesco, Inc................................................    23,930   1,072,303
    Gentex Corp.................................................   313,552   7,221,103
*   Gentherm, Inc...............................................    46,558   1,972,197
    Genuine Parts Co............................................    83,779   8,590,699
#*  G-III Apparel Group, Ltd....................................    62,427   2,693,725
    Goodyear Tire & Rubber Co. (The)............................   221,456   4,254,170
    Graham Holdings Co., Class B................................     4,575   3,401,192
#*  Grand Canyon Education, Inc.................................    60,151   6,970,899
*   Green Brick Partners, Inc...................................     5,961      53,291
    Group 1 Automotive, Inc.....................................    26,764   2,095,889
*   Groupon, Inc................................................   450,419   1,585,475

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  GrubHub, Inc................................................  46,987 $ 3,138,262
#   Guess?, Inc.................................................  96,759   1,970,981
#   H&R Block, Inc.............................................. 103,181   2,807,555
#*  Habit Restaurants, Inc. (The), Class A......................  14,676     156,446
    Hamilton Beach Brands Holding Co., Class A..................  14,688     265,853
#   Hanesbrands, Inc............................................ 261,790   4,730,545
#   Harley-Davidson, Inc........................................ 160,063   5,959,145
#   Hasbro, Inc.................................................  26,167   2,665,371
    Haverty Furniture Cos., Inc.................................  21,314     507,699
    Haverty Furniture Cos., Inc., Class A.......................     717      17,057
*   Helen of Troy, Ltd..........................................  27,618   3,976,992
#*  Hibbett Sports, Inc.........................................  21,288     440,662
*   Hilton Grand Vacations, Inc.................................  77,254   2,475,218
    Hilton Worldwide Holdings, Inc..............................  85,985   7,479,835
    Home Depot, Inc. (The)...................................... 222,660  45,355,842
    Hooker Furniture Corp.......................................  13,297     396,384
#*  Horizon Global Corp.........................................  26,445      73,517
*   Houghton Mifflin Harcourt Co................................ 136,797     975,363
    Hyatt Hotels Corp., Class A.................................  28,550   2,190,641
#*  Installed Building Products, Inc............................  27,223   1,307,521
#   International Game Technology P.L.C.........................  48,760     713,359
    International Speedway Corp., Class A.......................  25,651   1,131,722
#*  iRobot Corp.................................................  26,784   2,773,215
*   J Alexander's Holdings, Inc.................................  10,076     110,735
#   J. Jill, Inc................................................  30,337     170,191
#   Jack in the Box, Inc........................................  30,910   2,383,161
#*  JC Penney Co., Inc..........................................  32,180      44,087
    Johnson Outdoors, Inc., Class A.............................  11,117     852,340
*   K12, Inc....................................................  47,453   1,429,284
    KB Home.....................................................  49,212   1,275,083
#*  Kirkland's, Inc.............................................  20,234     118,976
    Kohl's Corp................................................. 153,238  10,895,222
    L Brands, Inc...............................................  83,624   2,144,119
*   Lakeland Industries, Inc....................................   3,363      42,676
#*  Lands' End, Inc.............................................  26,468     463,455
    Las Vegas Sands Corp........................................  86,066   5,770,725
*   Laureate Education, Inc., Class A...........................   6,180      97,273
    La-Z-Boy, Inc...............................................  62,286   2,042,981
#   LCI Industries..............................................  41,088   3,609,581
*   Leaf Group, Ltd.............................................  27,296     229,013
    Lear Corp...................................................  56,080   8,019,440
#   Leggett & Platt, Inc........................................  93,176   3,667,407
    Lennar Corp., Class A....................................... 185,087   9,630,077
    Lennar Corp., Class B.......................................  15,889     662,889
#*  LGI Homes, Inc..............................................  24,179   1,675,846
#*  Libbey, Inc.................................................  10,263      25,658
*   Liberty Expedia Holdings, Inc., Class A.....................  44,709   2,075,392
#   Liberty Tax, Inc............................................   5,864      52,776
    Lifetime Brands, Inc........................................  16,644     157,452
#*  Lindblad Expeditions Holdings, Inc..........................   4,692      76,057
*   Liquidity Services, Inc.....................................  28,323     192,313
#   Lithia Motors, Inc., Class A................................  33,589   3,813,023
*   LKQ Corp.................................................... 175,682   5,288,028
    Lowe's Cos., Inc............................................ 216,161  24,456,456
#*  Luby's, Inc.................................................  17,827      25,849
*   Lululemon Athletica, Inc....................................  30,046   5,298,612
#*  Lumber Liquidators Holdings, Inc............................  26,295     347,620
*   M/I Homes, Inc..............................................  25,779     726,194
    Macy's, Inc................................................. 263,458   6,201,801

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Malibu Boats, Inc., Class A.................................  29,863 $ 1,242,898
#   Marine Products Corp........................................  10,739     162,911
#*  MarineMax, Inc..............................................  32,733     565,954
    Marriott International, Inc., Class A.......................  59,573   8,126,949
    Marriott Vacations Worldwide Corp...........................  47,606   5,028,622
*   MasterCraft Boat Holdings, Inc..............................  25,660     634,828
#*  Mattel, Inc.................................................  60,232     734,228
    McDonald's Corp............................................. 102,238  20,199,162
    MDC Holdings, Inc...........................................  75,526   2,308,075
>>  Media General, Inc. Contingent Value Rights.................  38,671       1,516
*   Meritage Homes Corp.........................................  41,802   2,138,172
    MGM Resorts International................................... 191,385   5,096,583
#*  Michaels Cos., Inc. (The)...................................  89,672   1,007,913
*   Modine Manufacturing Co.....................................  61,497     909,541
*   Mohawk Industries, Inc......................................  36,066   4,913,992
*   Monarch Casino & Resort, Inc................................   1,439      61,431
#   Monro, Inc..................................................  42,036   3,523,878
#*  Motorcar Parts of America, Inc..............................  21,461     443,384
    Movado Group, Inc...........................................  19,419     692,287
*   Murphy USA, Inc.............................................  55,555   4,748,286
    Nathan's Famous, Inc........................................   4,377     302,232
#*  National Vision Holdings, Inc...............................   7,781     210,087
*   Nautilus, Inc...............................................  40,483     216,584
#*  New Home Co., Inc. (The)....................................  11,494      52,987
#   Newell Brands, Inc.......................................... 134,358   1,932,068
    NIKE, Inc., Class B......................................... 185,162  16,262,778
    Nobility Homes, Inc.........................................   1,152      26,352
#   Nordstrom, Inc.............................................. 107,537   4,411,168
*   Norwegian Cruise Line Holdings, Ltd.........................  88,068   4,966,155
*   NVR, Inc....................................................   2,379   7,499,750
    Office Depot, Inc........................................... 684,524   1,642,858
#*  Ollie's Bargain Outlet Holdings, Inc........................  35,927   3,436,058
*   O'Reilly Automotive, Inc....................................  32,384  12,259,611
#*  Overstock.com, Inc..........................................  30,852     406,629
    Oxford Industries, Inc......................................  20,786   1,726,485
#   Papa John's International, Inc..............................  28,426   1,454,274
#*  Papa Murphy's Holdings, Inc.................................   3,977      25,731
#*  Party City Holdco, Inc...................................... 117,896     789,903
#*  Penn National Gaming, Inc...................................  54,592   1,183,009
#   Penske Automotive Group, Inc................................ 100,789   4,628,231
#   PetMed Express, Inc.........................................  22,786     497,874
#*  Pier 1 Imports, Inc.........................................  87,830      79,653
*   Planet Fitness, Inc., Class A...............................  61,837   4,681,061
*   Playa Hotels & Resorts NV...................................  23,299     186,392
*   PlayAGS, Inc................................................   3,556      85,771
#   Polaris Industries, Inc.....................................  48,416   4,667,302
    Pool Corp...................................................  26,696   4,905,123
#*  Potbelly Corp...............................................  22,742     202,404
    PulteGroup, Inc............................................. 250,711   7,887,368
    PVH Corp....................................................  51,995   6,706,835
#*  Quotient Technology Inc.....................................  79,568     739,187
#*  Qurate Retail Group, Inc. QVC Group, Class B................     600      10,098
*   Qurate Retail, Inc.......................................... 297,097   5,065,504
    Ralph Lauren Corp...........................................  20,878   2,747,127
    RCI Hospitality Holdings, Inc...............................  12,873     293,118
*   Red Lion Hotels Corp........................................  20,113     159,295
#*  Red Robin Gourmet Burgers, Inc..............................  16,572     530,801
    Red Rock Resorts, Inc., Class A.............................  57,785   1,559,039
*   Regis Corp..................................................  73,148   1,369,331

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T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Rent-A-Center, Inc..........................................  38,161 $   951,354
#*  RH..........................................................  17,231   1,838,720
    Rocky Brands, Inc...........................................   6,987     178,238
    Ross Stores, Inc............................................  80,478   7,859,481
    Royal Caribbean Cruises, Ltd................................  94,154  11,386,985
#   RTW RetailWinds, Inc........................................  82,882     192,286
*   Rubicon Project, Inc. (The).................................  54,426     347,782
    Ruth's Hospitality Group, Inc...............................  74,826   1,943,979
#*  Sally Beauty Holdings, Inc..................................  94,629   1,674,933
#*  Scientific Games Corp., Class A.............................  41,282     954,853
#*  SeaWorld Entertainment, Inc................................. 110,217   2,933,977
    Service Corp. International................................. 149,993   6,241,209
#*  ServiceMaster Global Holdings, Inc.......................... 100,425   4,923,838
#*  Shake Shack, Inc., Class A..................................  17,980   1,102,174
*   Shiloh Industries, Inc......................................  21,461     122,757
#   Shoe Carnival, Inc..........................................  17,356     618,915
*   Shutterfly, Inc.............................................  40,520   1,775,992
    Shutterstock, Inc...........................................  32,533   1,315,960
#   Signet Jewelers, Ltd........................................  64,367   1,492,027
    Six Flags Entertainment Corp................................  42,394   2,250,697
*   Skechers U.S.A., Inc., Class A.............................. 140,565   4,450,288
#   Skyline Champion Corp.......................................  65,856   1,390,220
#*  Sleep Number Corp...........................................  54,004   1,879,339
    Sonic Automotive, Inc., Class A.............................  38,777     784,459
#*  Sotheby's...................................................  48,403   2,041,639
    Speedway Motorsports, Inc...................................  42,472     779,361
#*  Sportsman's Warehouse Holdings, Inc.........................  70,016     312,271
#*  Stamps.com, Inc.............................................  12,900   1,106,820
    Standard Motor Products, Inc................................  28,748   1,436,538
    Starbucks Corp.............................................. 201,063  15,618,574
    Steven Madden, Ltd.......................................... 113,386   4,121,581
*   Stoneridge, Inc.............................................  49,402   1,552,705
    Strategic Education, Inc....................................  32,090   4,600,101
    Strattec Security Corp......................................   3,827     115,920
    Superior Group of Cos, Inc..................................  13,632     228,200
#   Superior Industries International, Inc......................  30,693     151,930
*   Sypris Solutions, Inc.......................................   8,523       8,523
#   Tailored Brands, Inc........................................  35,252     287,304
*   Tandy Leather Factory, Inc..................................   9,590      56,773
    Tapestry, Inc............................................... 136,431   4,402,628
    Target Corp................................................. 210,806  16,320,601
*   Taylor Morrison Home Corp., Class A......................... 115,839   2,242,643
*   Tempur Sealy International, Inc.............................  48,541   2,980,417
    Tenneco, Inc., Class A......................................  64,491   1,413,643
#*  Tesla, Inc..................................................   7,091   1,692,551
    Texas Roadhouse, Inc........................................  63,815   3,446,648
#   Thor Industries, Inc........................................  74,988   4,939,460
#   Tiffany & Co................................................  61,664   6,648,612
    Tile Shop Holdings, Inc.....................................  60,127     292,217
    Tilly's, Inc., Class A......................................  20,768     244,232
    TJX Cos., Inc. (The)........................................ 161,277   8,850,882
    Toll Brothers, Inc.......................................... 148,262   5,648,782
*   TopBuild Corp...............................................  42,567   3,032,047
    Tower International, Inc....................................  30,396     709,443
*   Town Sports International Holdings, Inc.....................  14,917      54,149
    Tractor Supply Co...........................................  66,001   6,831,103
*   TravelCenters of America LLC................................  26,570     106,546
#*  TRI Pointe Group, Inc....................................... 148,256   1,934,741
#*  Tuesday Morning Corp........................................  29,673      66,764

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Tupperware Brands Corp......................................  37,101 $      883,004
*   Ulta Salon Cosmetics & Fragrance, Inc.......................  25,508      8,901,782
#*  Under Armour, Inc., Class A.................................  81,537      1,882,689
#*  Under Armour, Inc., Class C................................. 104,748      2,170,379
*   Unifi, Inc..................................................  19,408        392,042
    Unique Fabricating, Inc.....................................   1,260          4,288
#*  Universal Electronics, Inc..................................  15,759        599,630
*   Universal Technical Institute, Inc..........................   9,310         31,561
#*  Urban Outfitters, Inc....................................... 152,293      4,527,671
#*  US Auto Parts Network, Inc..................................  10,392         10,392
    Vail Resorts, Inc...........................................  29,350      6,716,747
#*  Veoneer, Inc................................................  32,952        727,251
*   Vera Bradley, Inc...........................................  41,097        504,671
    VF Corp.....................................................  53,460      5,047,159
#*  Vince Holding Corp..........................................   1,616         21,816
*   Vista Outdoor, Inc..........................................  60,738        524,169
#*  Visteon Corp................................................  43,035      2,841,171
#*  Vitamin Shoppe, Inc.........................................  21,712        136,351
*   VOXX International Corp.....................................  14,866         64,816
#*  Wayfair, Inc., Class A......................................  15,225      2,468,734
#*  Weight Watchers International, Inc..........................  28,271        577,294
#   Wendy's Co. (The)........................................... 298,595      5,556,853
    Weyco Group, Inc............................................   8,909        305,668
#   Whirlpool Corp..............................................  45,565      6,325,333
#*  William Lyon Homes, Class A.................................  36,943        622,859
#   Williams-Sonoma, Inc........................................ 131,683      7,528,317
#   Wingstop, Inc...............................................  20,623      1,552,293
    Winmark Corp................................................   2,732        504,191
#   Winnebago Industries, Inc...................................  37,749      1,335,182
    Wolverine World Wide, Inc...................................  91,834      3,380,410
    Wyndham Destinations, Inc...................................  48,100      2,095,236
    Wyndham Hotels & Resorts, Inc...............................  77,521      4,319,470
#   Wynn Resorts, Ltd...........................................  23,178      3,348,062
    Yum! Brands, Inc............................................  33,855      3,534,123
#*  ZAGG, Inc...................................................  31,708        261,274
    Zovio, Inc..................................................  40,068        241,209
#*  Zumiez, Inc.................................................  30,352        808,274
                                                                         --------------
TOTAL CONSUMER DISCRETIONARY....................................          1,195,826,533
                                                                         --------------
CONSUMER STAPLES -- (5.2%)
    Alico, Inc..................................................   7,482        207,850
    Altria Group, Inc........................................... 403,106     21,900,749
    Andersons, Inc. (The).......................................  36,535      1,194,694
    Archer-Daniels-Midland Co................................... 214,400      9,562,240
*   Avon Products, Inc.......................................... 310,840        988,471
#   B&G Foods, Inc..............................................  90,474      2,352,324
*   BJ's Wholesale Club Holdings, Inc...........................  13,105        371,527
#*  Boston Beer Co., Inc. (The), Class A........................  12,135      3,761,971
*   Bridgford Foods Corp........................................   2,509         70,252
    Brown-Forman Corp., Class A.................................  13,986        731,468
#   Brown-Forman Corp., Class B................................. 108,606      5,787,614
    Bunge, Ltd..................................................  99,617      5,220,927
#   Calavo Growers, Inc.........................................  17,713      1,697,083
#   Cal-Maine Foods, Inc........................................  49,074      2,017,432
#   Campbell Soup Co............................................ 124,514      4,817,447
#   Casey's General Stores, Inc.................................  48,268      6,388,270
#*  Central Garden & Pet Co.....................................  15,617        421,347
*   Central Garden & Pet Co., Class A...........................  53,524      1,310,268
#*  Chefs' Warehouse, Inc. (The)................................  28,528        932,295

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER STAPLES -- (Continued)
    Church & Dwight Co., Inc....................................  73,376 $ 5,499,531
#   Clorox Co. (The)............................................  47,674   7,614,968
    Coca-Cola Co. (The)......................................... 760,646  37,317,293
#   Coca-Cola Consolidated, Inc.................................   9,711   3,156,366
    Colgate-Palmolive Co........................................  76,902   5,597,697
#   Conagra Brands, Inc......................................... 192,660   5,930,075
    Constellation Brands, Inc., Class A.........................  54,607  11,558,664
#   Constellation Brands, Inc., Class B.........................   1,902     370,025
    Costco Wholesale Corp.......................................  76,477  18,777,398
#   Coty, Inc., Class A......................................... 203,454   2,201,372
#*  Craft Brew Alliance, Inc....................................  20,621     290,962
*   Crimson Wine Group, Ltd.....................................   9,858      72,555
*   Darling Ingredients, Inc.................................... 160,581   3,502,272
#   Dean Foods Co...............................................  87,239     148,306
*   Edgewell Personal Care Co...................................  53,640   2,211,577
#*  elf Beauty Inc..............................................   9,641     123,308
#   Energizer Holdings, Inc.....................................  51,714   2,476,583
    Estee Lauder Cos., Inc. (The), Class A......................  28,483   4,893,664
#*  Farmer Brothers Co..........................................  19,168     386,427
#   Flowers Foods, Inc.......................................... 249,392   5,421,782
#   Fresh Del Monte Produce, Inc................................  55,815   1,647,101
    General Mills, Inc.......................................... 200,916  10,341,147
#*  Hain Celestial Group, Inc. (The)............................  76,799   1,675,754
#*  Herbalife Nutrition, Ltd....................................  69,394   3,667,473
    Hershey Co. (The)...........................................  48,382   6,040,493
#   Hormel Foods Corp........................................... 181,818   7,261,811
#*  Hostess Brands, Inc......................................... 120,666   1,616,924
    Ingles Markets, Inc., Class A...............................  16,579     455,094
    Ingredion, Inc..............................................  60,426   5,725,363
    Inter Parfums, Inc..........................................  31,500   2,283,435
    J&J Snack Foods Corp........................................  19,581   3,077,742
    JM Smucker Co. (The)........................................  56,032   6,871,204
    John B. Sanfilippo & Son, Inc...............................  10,470     754,992
    Kellogg Co.................................................. 136,709   8,243,553
#   Keurig Dr Pepper, Inc.......................................  62,606   1,819,956
    Kimberly-Clark Corp.........................................  36,348   4,666,356
#   Kraft Heinz Co. (The)....................................... 107,634   3,577,754
    Kroger Co. (The)............................................ 522,038  13,458,140
    Lamb Weston Holdings, Inc...................................  40,621   2,845,501
    Lancaster Colony Corp.......................................  20,755   3,086,476
#*  Landec Corp.................................................  30,527     320,839
#*  Lifeway Foods, Inc..........................................   2,867       5,992
#   Limoneira Co................................................  15,163     346,323
    Mannatech, Inc..............................................     600      10,776
#   McCormick & Co., Inc........................................   1,509     232,099
#   McCormick & Co., Inc. Non-Voting............................  54,096   8,329,161
    Medifast, Inc...............................................  25,005   3,667,983
#   MGP Ingredients, Inc........................................  23,869   2,097,369
    Molson Coors Brewing Co., Class A...........................     266      17,822
    Molson Coors Brewing Co., Class B...........................  92,518   5,938,730
    Mondelez International, Inc., Class A....................... 314,907  16,013,021
*   Monster Beverage Corp.......................................  81,819   4,876,412
#   National Beverage Corp......................................  25,483   1,427,048
*   Natural Alternatives International, Inc.....................   5,470      71,165
*   Natural Grocers by Vitamin Cottage, Inc.....................  26,728     330,893
#   Natural Health Trends Corp..................................   6,437      74,412
*   Nature's Sunshine Products, Inc.............................  13,753     123,777
#*  New Age Beverages Corp......................................  13,090      70,686
    Nu Skin Enterprises, Inc., Class A..........................  65,401   3,326,949

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
    Oil-Dri Corp. of America....................................   5,619 $    178,740
    PepsiCo, Inc................................................ 254,543   32,594,231
*   Performance Food Group Co................................... 111,730    4,575,343
    Philip Morris International, Inc............................ 124,624   10,787,453
*   Pilgrim's Pride Corp........................................ 104,657    2,816,320
*   Post Holdings, Inc..........................................  95,819   10,806,467
#   PriceSmart, Inc.............................................  30,424    1,819,659
#*  Primo Water Corp............................................  48,126      757,984
    Procter & Gamble Co. (The).................................. 458,732   48,845,783
#*  Pyxus International, Inc....................................   8,313      189,786
#*  Revlon, Inc., Class A.......................................  27,411      585,225
#*  Rite Aid Corp...............................................  13,790      126,321
    Rocky Mountain Chocolate Factory, Inc.......................   4,490       44,204
*   S&W Seed Co.................................................   5,318       15,635
#   Sanderson Farms, Inc........................................  29,686    4,501,288
    Seaboard Corp...............................................     346    1,555,471
*   Seneca Foods Corp., Class A.................................   8,682      214,879
*   Seneca Foods Corp., Class B.................................     283        6,914
*   Simply Good Foods Co. (The).................................  73,375    1,648,002
#*  Smart & Final Stores, Inc...................................  80,907      528,323
    SpartanNash Co..............................................  43,974      711,060
#   Spectrum Brands Holdings, Inc...............................  63,666    3,919,916
#*  Sprouts Farmers Market, Inc................................. 148,236    3,175,215
    Sysco Corp..................................................  72,899    5,129,903
#   Tootsie Roll Industries, Inc................................  31,456    1,221,436
#*  TreeHouse Foods, Inc........................................  71,619    4,797,041
#   Turning Point Brands, Inc...................................   7,399      316,455
    Tyson Foods, Inc., Class A.................................. 142,930   10,721,179
#*  United Natural Foods, Inc...................................  53,580      692,254
    United-Guardian, Inc........................................   1,431       27,203
    Universal Corp..............................................  30,752    1,656,303
*   US Foods Holding Corp....................................... 177,055    6,471,360
*   USANA Health Sciences, Inc..................................  33,692    2,811,934
#   Vector Group, Ltd...........................................  96,931      923,752
#   Village Super Market, Inc., Class A.........................   9,492      278,875
    Walgreens Boots Alliance, Inc............................... 285,393   15,288,503
    Walmart, Inc................................................ 364,614   37,496,904
#   WD-40 Co....................................................  13,211    2,222,751
#   Weis Markets, Inc...........................................  31,962    1,344,002
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          545,486,854
                                                                         ------------
ENERGY -- (5.2%)
*   Abraxas Petroleum Corp...................................... 164,391      226,860
    Adams Resources & Energy, Inc...............................   3,585      129,598
    Anadarko Petroleum Corp..................................... 112,085    8,165,392
#   Antero Midstream Corp.......................................  34,248      418,168
#*  Antero Resources Corp....................................... 211,952    1,536,652
#   Apache Corp................................................. 224,068    7,374,078
*   Apergy Corp.................................................  44,003    1,746,479
#   Arch Coal, Inc., Class A....................................  34,907    3,385,281
    Archrock, Inc............................................... 156,374    1,580,941
*   Ardmore Shipping Corp.......................................  24,235      169,160
*   Aspen Aerogels, Inc.........................................  12,907       52,790
#   Baker Hughes a GE Co........................................  91,963    2,208,951
#*  Basic Energy Services, Inc..................................  12,174       30,678
#*  Bonanza Creek Energy, Inc...................................  24,838      597,851
#*  Bristow Group, Inc..........................................  46,900       23,685
*   C&J Energy Services, Inc....................................  78,066    1,096,827
    Cabot Oil & Gas Corp........................................ 129,153    3,343,771

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
ENERGY -- (Continued)
*   Cactus, Inc., Class A.......................................    21,880 $   794,244
#*  California Resources Corp...................................    14,239     300,158
#*  Callon Petroleum Co.........................................   290,934   2,184,914
#*  CARBO Ceramics, Inc.........................................     3,649       9,925
#*  Carrizo Oil & Gas, Inc......................................   111,785   1,433,084
#*  Centennial Resource Development, Inc., Class A..............   184,201   1,939,637
*   Chaparral Energy, Inc., Class A.............................     3,601      25,063
*   Cheniere Energy, Inc........................................    54,529   3,508,941
#*  Chesapeake Energy Corp......................................   767,312   2,232,878
    Chevron Corp................................................   543,129  65,208,068
    Cimarex Energy Co...........................................    84,699   5,815,433
*   Clean Energy Fuels Corp.....................................   211,434     663,903
#*  Cloud Peak Energy, Inc......................................    94,946       5,744
*   CNX Resources Corp..........................................   239,064   2,142,013
#*  Comstock Resources, Inc.....................................     2,107      12,853
    Concho Resources, Inc.......................................    85,353   9,848,029
    ConocoPhillips..............................................   413,560  26,103,907
*   CONSOL Energy, Inc..........................................    33,244   1,126,972
#*  Contango Oil & Gas Co.......................................    22,037      66,552
*   Continental Resources, Inc..................................    90,091   4,143,285
#   Core Laboratories NV........................................    30,438   1,929,465
    CVR Energy, Inc.............................................    90,290   4,118,127
#*  Dawson Geophysical Co.......................................    13,952      39,066
#   Delek US Holdings, Inc......................................   104,477   3,871,918
#*  Denbury Resources, Inc......................................   562,871   1,255,202
    Devon Energy Corp...........................................   112,720   3,622,821
#   DHT Holdings, Inc...........................................   160,576     855,870
#*  Diamond Offshore Drilling, Inc..............................   163,482   1,587,410
    Diamondback Energy, Inc.....................................    73,885   7,860,625
#   DMC Global, Inc.............................................    14,992   1,038,946
*   Dorian LPG, Ltd.............................................    47,474     380,741
#*  Dril-Quip, Inc..............................................    43,203   1,881,923
#*  Earthstone Energy, Inc., Class A............................    22,715     152,190
    EnLink Midstream LLC........................................    69,487     812,303
#   Ensco Rowan P.L.C., Class A.................................   245,974   3,436,257
    EOG Resources, Inc..........................................   207,422  19,922,883
#   EQT Corp....................................................    48,562     993,093
#*  Equitrans Midstream Corp....................................    38,849     809,225
*   Era Group, Inc..............................................    26,104     251,643
    Evolution Petroleum Corp....................................    28,091     197,480
*   Exterran Corp...............................................    44,715     635,847
#*  Extraction Oil & Gas, Inc...................................   108,599     510,415
    Exxon Mobil Corp............................................ 1,161,906  93,277,814
*   Forum Energy Technologies, Inc..............................    77,003     460,478
*   Frank's International NV....................................   170,734     997,087
    GasLog, Ltd.................................................    82,146   1,283,942
*   Geospace Technologies Corp..................................    10,570     142,167
*   Goodrich Petroleum Corp.....................................     6,434      88,081
#   Green Plains, Inc...........................................    50,974     885,418
*   Gulf Island Fabrication, Inc................................    11,124      95,666
#*  Gulfport Energy Corp........................................   206,971   1,355,660
#*  Halcon Resources Corp.......................................   191,514     248,968
    Hallador Energy Co..........................................    36,539     188,541
    Halliburton Co..............................................   176,455   4,998,970
*   Helix Energy Solutions Group, Inc...........................   182,876   1,430,090
    Helmerich & Payne, Inc......................................    61,088   3,574,870
#   Hess Corp...................................................   101,308   6,495,869
#*  HighPoint Resources Corp....................................   200,987     550,704
    HollyFrontier Corp..........................................   120,702   5,761,106

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
*   Independence Contract Drilling, Inc.........................  31,997 $    90,552
*   International Seaways, Inc..................................  32,786     584,247
#*  ION Geophysical Corp........................................  13,247     169,429
#*  Jagged Peak Energy, Inc.....................................   6,106      64,540
*   Keane Group, Inc............................................ 132,572   1,390,680
#*  Key Energy Services, Inc....................................   1,616       6,755
    Kinder Morgan, Inc.......................................... 411,160   8,169,749
*   KLX Energy Services Holdings, Inc...........................  24,769     694,770
#   Kosmos Energy, Ltd.......................................... 323,960   2,167,292
#*  Laredo Petroleum, Inc....................................... 222,882     673,104
#*  Lonestar Resources US, Inc., Class A........................  16,469      65,547
#   Mammoth Energy Services, Inc................................  27,146     423,206
    Marathon Oil Corp........................................... 456,190   7,773,478
    Marathon Petroleum Corp..................................... 329,163  20,036,152
#*  Matador Resources Co........................................ 145,384   2,862,611
*   Matrix Service Co...........................................  30,862     605,204
#*  McDermott International, Inc................................ 170,688   1,380,866
*   Midstates Petroleum Co., Inc................................  20,454     261,198
*   Mitcham Industries, Inc.....................................  13,388      49,937
#   Montage Resources Corp......................................   5,474      60,871
    Murphy Oil Corp............................................. 203,607   5,546,255
#   Nabors Industries, Ltd...................................... 403,615   1,412,652
    NACCO Industries, Inc., Class A.............................   7,344     300,296
    National Oilwell Varco, Inc................................. 168,466   4,403,701
*   Natural Gas Services Group, Inc.............................  15,772     253,456
    Navios Maritime Acquisition Corp............................   1,500      10,800
#*  NCS Multistage Holdings, Inc................................     675       2,680
*   Newpark Resources, Inc...................................... 122,312     892,878
#*  Noble Corp. P.L.C........................................... 308,431     811,174
    Noble Energy, Inc........................................... 158,663   4,293,421
#*  Northern Oil and Gas, Inc................................... 225,233     596,867
*   Oasis Petroleum, Inc........................................ 338,843   2,066,942
    Occidental Petroleum Corp................................... 270,559  15,930,514
*   Oceaneering International, Inc.............................. 119,067   2,286,086
*   Oil States International, Inc...............................  66,759   1,289,784
    ONEOK, Inc..................................................  85,614   5,815,759
*   Overseas Shipholding Group, Inc., Class A...................  48,171      87,671
#*  Pacific Ethanol, Inc........................................  27,323      29,782
    Panhandle Oil and Gas, Inc., Class A........................  13,067     196,005
#*  Par Pacific Holdings, Inc...................................  51,571   1,007,697
#*  Parker Drilling Co..........................................     105       2,061
*   Parsley Energy, Inc., Class A............................... 102,239   2,040,690
    Patterson-UTI Energy, Inc................................... 215,477   2,928,332
    PBF Energy, Inc., Class A................................... 145,292   4,878,905
#*  PDC Energy, Inc.............................................  60,767   2,642,757
    Peabody Energy Corp......................................... 120,189   3,457,838
#*  Penn Virginia Corp..........................................  14,681     659,177
    Phillips 66................................................. 102,695   9,681,058
*   Pioneer Energy Services Corp................................  89,700     156,078
    Pioneer Natural Resources Co................................  56,724   9,442,277
*   PrimeEnergy Resources Corp..................................     492      67,896
#*  Profire Energy, Inc.........................................   3,250       5,135
*   ProPetro Holding Corp.......................................  99,774   2,207,999
*   QEP Resources, Inc.......................................... 101,867     766,040
*   Quintana Energy Services, Inc...............................   9,586      45,629
#   Range Resources Corp........................................ 188,830   1,707,023
#*  Renewable Energy Group, Inc.................................  59,963   1,446,308
#*  REX American Resources Corp.................................   6,572     555,400
*   RigNet, Inc.................................................  11,561     108,558

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
ENERGY -- (Continued)
*   Ring Energy, Inc............................................  61,689 $    319,549
#   RPC, Inc.................................................... 135,339    1,392,638
*   SandRidge Energy, Inc.......................................  30,054      251,251
    Schlumberger, Ltd........................................... 218,247    9,314,782
#   Scorpio Tankers, Inc........................................  59,438    1,532,312
#*  SEACOR Holdings, Inc........................................  22,509    1,002,551
*   SEACOR Marine Holdings, Inc.................................  26,305      357,222
#*  Select Energy Services, Inc., Class A.......................  87,669    1,009,947
#   SemGroup Corp., Class A.....................................  91,663    1,197,119
#   Ship Finance International, Ltd............................. 126,624    1,615,722
*   SilverBow Resources, Inc....................................   5,746      104,232
    SM Energy Co................................................ 142,832    2,275,314
*   Smart Sand, Inc.............................................   7,531       29,597
#   Solaris Oilfield Infrastructure, Inc., Class A..............  21,997      373,729
#*  Southwestern Energy Co...................................... 465,220    1,837,619
#*  SRC Energy, Inc............................................. 301,696    1,855,430
*   Superior Energy Services, Inc............................... 132,464      475,546
*   Talos Energy, Inc...........................................  40,276    1,196,197
#   Targa Resources Corp........................................  77,533    3,112,950
    TechnipFMC P.L.C............................................  98,002    2,409,869
*   TETRA Technologies, Inc..................................... 150,968      359,304
#*  Tidewater, Inc..............................................  19,698      443,205
#*  Transocean, Ltd............................................. 305,851    2,403,989
#*  Ultra Petroleum Corp........................................  77,969       32,778
#*  Unit Corp...................................................  66,176      897,347
#   US Silica Holdings, Inc.....................................  92,529    1,463,809
*   VAALCO Energy, Inc..........................................  15,230       35,181
    Valero Energy Corp.......................................... 171,420   15,540,937
#*  W&T Offshore, Inc........................................... 124,708      795,637
#*  Whiting Petroleum Corp...................................... 116,337    3,186,470
    Williams Cos., Inc. (The)................................... 138,787    3,931,836
    World Fuel Services Corp....................................  85,228    2,629,284
#*  WPX Energy, Inc............................................. 310,747    4,316,276
                                                                         ------------
TOTAL ENERGY....................................................          542,915,044
                                                                         ------------
FINANCIALS -- (16.6%)
#   1st Constitution Bancorp....................................   6,663      125,131
    1st Source Corp.............................................  31,267    1,464,234
    ACNB Corp...................................................   6,116      231,613
    Affiliated Managers Group, Inc..............................  20,715    2,297,708
    Aflac, Inc.................................................. 198,612   10,006,073
*   Alleghany Corp..............................................   7,207    4,734,134
*   Allegiance Bancshares, Inc..................................   5,748      198,708
    Allstate Corp. (The)........................................ 108,567   10,754,647
    Ally Financial, Inc......................................... 343,635   10,209,396
*   A-Mark Precious Metals, Inc.................................   7,393       83,245
*   Ambac Financial Group, Inc..................................  25,869      483,750
    American Equity Investment Life Holding Co.................. 113,034    3,324,330
    American Express Co......................................... 272,571   31,953,498
    American Financial Group, Inc...............................  68,232    7,064,059
    American International Group, Inc........................... 269,115   12,801,801
    American National Bankshares, Inc...........................   8,832      334,026
    American National Insurance Co..............................  17,036    1,930,008
    American River Bankshares...................................   2,071       26,530
    Ameriprise Financial, Inc...................................  87,443   12,834,009
#   Ameris Bancorp..............................................  57,969    2,113,550
    AMERISAFE, Inc..............................................  26,204    1,551,801
    AmeriServ Financial, Inc....................................   3,367       13,906
    Ames National Corp..........................................   8,700      245,775

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
FINANCIALS -- (Continued)
    Aon P.L.C...................................................    42,056 $ 7,575,968
*   Arch Capital Group, Ltd.....................................   172,299   5,820,260
#   Ares Management Corp., Class A..............................    30,257     739,784
    Argo Group International Holdings, Ltd......................    41,601   3,247,790
    Arrow Financial Corp........................................    15,830     532,679
    Arthur J Gallagher & Co.....................................    56,579   4,731,136
    Artisan Partners Asset Management, Inc., Class A............    50,788   1,439,332
#*  Ashford, Inc................................................       600      33,240
    Associated Banc-Corp........................................   148,534   3,370,236
#   Associated Capital Group, Inc., Class A.....................     1,887      77,952
    Assurant, Inc...............................................    58,469   5,554,555
    Assured Guaranty, Ltd.......................................   137,651   6,565,953
*   Asta Funding, Inc...........................................       736       3,433
*   Athene Holding, Ltd., Class A...............................    55,011   2,484,297
*   Atlantic Capital Bancshares, Inc............................    28,199     491,791
*   Atlanticus Holdings Corp....................................    11,295      39,645
#*  Atlas Financial Holdings, Inc...............................     6,123       7,837
#   Auburn National Bancorporation, Inc.........................     2,087      74,652
    Axis Capital Holdings, Ltd..................................    75,408   4,286,945
#*  Axos Financial, Inc.........................................    74,972   2,453,084
#   Banc of California, Inc.....................................    56,944     826,257
    BancFirst Corp..............................................    32,722   1,845,521
#*  Bancorp of New Jersey, Inc..................................     3,414      45,952
*   Bancorp, Inc. (The).........................................    88,920     907,873
#   BancorpSouth Bank...........................................   116,483   3,550,402
    Bank of America Corp........................................ 2,305,820  70,511,976
    Bank of Commerce Holdings...................................    14,664     158,664
#   Bank of Hawaii Corp.........................................    43,487   3,582,459
    Bank of Marin Bancorp.......................................    11,296     478,386
    Bank of New York Mellon Corp. (The).........................   265,290  13,174,301
    Bank of NT Butterfield & Son, Ltd. (The)....................    70,010   2,801,800
#   Bank of Princeton (The).....................................     4,109     123,681
    Bank of South Carolina Corp.................................       800      15,600
#   Bank OZK....................................................    89,116   2,909,637
    BankFinancial Corp..........................................    23,262     349,163
    BankUnited, Inc.............................................   101,580   3,715,796
    Bankwell Financial Group, Inc...............................     4,235     129,125
    Banner Corp.................................................    42,080   2,231,082
    Bar Harbor Bankshares.......................................    10,288     270,369
*   Baycom Corp.................................................     3,098      71,409
    BB&T Corp...................................................   202,445  10,365,184
    BCB Bancorp, Inc............................................    12,179     161,006
*   Berkshire Hathaway, Inc., Class B...........................   371,183  80,439,068
#   Berkshire Hills Bancorp, Inc................................    56,667   1,699,443
#   BGC Partners, Inc., Class A.................................   296,735   1,602,369
    BlackRock, Inc..............................................    18,339   8,898,816
*   Blucora, Inc................................................    52,563   1,839,705
    Blue Capital Reinsurance Holdings, Ltd......................     4,531      33,711
    BOK Financial Corp..........................................    46,270   4,031,968
    Boston Private Financial Holdings, Inc......................   117,108   1,340,887
    Bridge Bancorp, Inc.........................................    21,363     662,039
*   Brighthouse Financial, Inc..................................    42,882   1,792,039
    BrightSphere Investment Group P.L.C.........................   103,112   1,511,622
    Brookline Bancorp, Inc......................................   104,170   1,567,758
    Brown & Brown, Inc..........................................   261,806   8,312,340
    Bryn Mawr Bank Corp.........................................    25,731     980,094
    C&F Financial Corp..........................................     2,604     126,294
#   Cadence BanCorp.............................................   142,678   3,245,924
    Cambridge Bancorp...........................................     1,660     139,191

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Camden National Corp........................................  18,719 $   823,262
*   Cannae Holdings, Inc........................................  90,690   2,328,012
    Capital City Bank Group, Inc................................  15,460     354,652
    Capital One Financial Corp.................................. 132,272  12,278,810
    Capitol Federal Financial, Inc.............................. 186,164   2,569,063
    Capstar Financial Holdings, Inc.............................  15,450     239,321
    Carolina Financial Corp.....................................  26,126     942,887
#   Cathay General Bancorp......................................  84,165   3,096,430
    Cboe Global Markets, Inc....................................  40,772   4,142,843
#   CBTX, Inc...................................................   6,185     196,065
    CenterState Banks Corp...................................... 123,887   3,057,531
    Central Pacific Financial Corp..............................  41,241   1,237,642
    Central Valley Community Bancorp............................   6,703     137,143
    Century Bancorp, Inc., Class A..............................   4,519     414,257
    Charles Schwab Corp. (The).................................. 195,237   8,937,950
#   Chemical Financial Corp.....................................  64,073   2,814,727
    Chemung Financial Corp......................................   3,869     183,313
    Chubb, Ltd..................................................  95,408  13,853,242
    Cincinnati Financial Corp...................................  73,427   7,062,209
    CIT Group, Inc..............................................  74,984   3,994,398
    Citigroup, Inc.............................................. 630,926  44,606,468
    Citizens & Northern Corp....................................   7,885     223,540
    Citizens Community Bancorp, Inc.............................   1,100      12,936
    Citizens Financial Group, Inc............................... 164,685   5,961,597
    Citizens Holding Co.........................................   1,501      32,302
#*  Citizens, Inc...............................................  28,479     192,518
#   City Holding Co.............................................  18,549   1,472,420
    Civista Bancshares, Inc.....................................  13,460     296,120
    CME Group, Inc..............................................  74,261  13,285,293
    CNA Financial Corp..........................................  62,313   2,886,961
    CNB Financial Corp..........................................  15,464     440,415
    CNO Financial Group, Inc.................................... 150,916   2,497,660
    Codorus Valley Bancorp, Inc.................................   5,823     123,215
#   Cohen & Steers, Inc.........................................  56,047   2,810,757
    Colony Bankcorp, Inc........................................   4,527      77,457
    Columbia Banking System, Inc................................  93,096   3,494,824
    Comerica, Inc...............................................  81,765   6,425,911
#   Commerce Bancshares, Inc.................................... 106,419   6,430,900
    Commercial National Financial Corp..........................     923      20,624
#   Community Bank System, Inc..................................  64,346   4,276,435
    Community Bankers Trust Corp................................  19,082     150,366
    Community Financial Corp. (The).............................   4,091     125,266
*   Community First Bancshares, Inc.............................     927       9,340
    Community Trust Bancorp, Inc................................  22,705     959,286
    Community West Bancshares...................................   4,200      42,798
    ConnectOne Bancorp, Inc.....................................  40,336     880,535
*   Consumer Portfolio Services, Inc............................  34,102     120,039
#   County Bancorp, Inc.........................................   4,577      82,066
#*  Cowen, Inc..................................................  22,872     383,106
    Crawford & Co., Class A.....................................  32,830     295,470
    Crawford & Co., Class B.....................................  20,524     181,022
#*  Credit Acceptance Corp......................................  22,357  11,093,991
#   Cullen/Frost Bankers, Inc...................................  57,621   5,859,479
*   Customers Bancorp, Inc......................................  39,125     886,181
    CVB Financial Corp.......................................... 136,289   2,957,471
    Diamond Hill Investment Group, Inc..........................   4,190     605,371
    Dime Community Bancshares, Inc..............................  54,333   1,094,810
    Discover Financial Services................................. 156,725  12,771,520
#   DNB Financial Corp..........................................   3,405     139,537

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Donegal Group, Inc., Class A................................  27,456 $   370,656
    Donegal Group, Inc., Class B................................   1,947      22,877
*   Donnelley Financial Solutions, Inc..........................  47,259     723,535
    E*TRADE Financial Corp...................................... 166,215   8,420,452
    Eagle Bancorp Montana, Inc..................................   4,900      83,300
*   Eagle Bancorp, Inc..........................................  40,386   2,231,730
    East West Bancorp, Inc...................................... 129,732   6,678,603
    Eaton Vance Corp............................................  93,873   3,902,301
*   eHealth, Inc................................................  19,559   1,188,014
*   Elevate Credit, Inc.........................................   3,352      15,017
    EMC Insurance Group, Inc....................................  16,920     543,301
#   Emclaire Financial Corp.....................................     300       9,480
    Employers Holdings, Inc.....................................  41,844   1,795,944
#*  Encore Capital Group, Inc...................................  35,766   1,010,747
*   Enova International, Inc....................................  52,265   1,433,629
*   Enstar Group, Ltd...........................................  12,513   2,218,054
*   Entegra Financial Corp......................................   4,888     144,196
    Enterprise Bancorp, Inc.....................................   5,786     183,590
    Enterprise Financial Services Corp..........................  28,030   1,192,396
*   Equity Bancshares, Inc., Class A............................  13,237     347,604
    Erie Indemnity Co., Class A.................................  30,211   5,719,547
*   Esquire Financial Holdings, Inc.............................   3,467      87,160
    ESSA Bancorp, Inc...........................................   7,776     119,051
*   Essent Group, Ltd...........................................  62,643   2,972,410
    Evans Bancorp, Inc..........................................   4,016     147,548
    Evercore, Inc., Class A.....................................  45,505   4,433,552
    Everest Re Group, Ltd.......................................  24,621   5,798,245
#*  EZCORP, Inc., Class A.......................................  77,547     842,936
#   FactSet Research Systems, Inc...............................  23,188   6,396,874
#   Farmers & Merchants Bancorp, Inc............................   1,880      59,671
    Farmers National Banc Corp..................................  11,034     158,779
#   Fauquier Bankshares, Inc....................................     700      15,295
#   FB Financial Corp...........................................  34,729   1,275,943
    FBL Financial Group, Inc., Class A..........................  26,534   1,657,579
    Federal Agricultural Mortgage Corp., Class A................     635      45,022
    Federal Agricultural Mortgage Corp., Class C................  11,172     854,435
#   Federated Investors, Inc., Class B.......................... 141,394   4,345,038
    FedNat Holding Co...........................................  13,480     219,320
    Fidelity D&D Bancorp, Inc...................................   1,300      78,000
    Fidelity National Financial, Inc............................ 140,300   5,604,985
    Fidelity Southern Corp......................................  38,410   1,118,115
    Fifth Third Bancorp......................................... 511,426  14,739,297
    Financial Institutions, Inc.................................  23,604     649,110
*   First Acceptance Corp.......................................  16,289      19,547
    First American Financial Corp............................... 118,781   6,777,644
    First Bancorp...............................................  38,199   1,448,124
    First BanCorp............................................... 278,337   3,145,208
    First Bancorp, Inc..........................................   9,663     259,065
    First Bancshares, Inc. (The)................................   3,053      94,277
    First Bank..................................................   9,404     107,300
    First Busey Corp............................................  64,334   1,662,391
    First Business Financial Services, Inc......................   6,819     157,042
#   First Capital, Inc..........................................   2,028     103,793
    First Choice Bancorp........................................   5,940     126,284
    First Citizens BancShares, Inc., Class A....................   9,362   4,196,516
    First Commonwealth Financial Corp........................... 125,496   1,708,001
    First Community Bancshares, Inc.............................  19,210     667,740
#   First Community Corp........................................   5,860     110,109
    First Defiance Financial Corp...............................  21,912     646,623

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    First Financial Bancorp..................................... 122,920 $ 3,085,292
#   First Financial Bankshares, Inc.............................  49,911   3,070,525
    First Financial Corp........................................   7,979     328,495
    First Financial Northwest, Inc..............................  13,447     224,968
    First Foundation, Inc.......................................  51,805     736,149
    First Hawaiian, Inc.........................................   7,631     210,997
#   First Horizon National Corp................................. 325,711   4,914,979
    First Internet Bancorp......................................   8,289     181,446
    First Interstate BancSystem, Inc., Class A..................  42,696   1,804,333
    First Merchants Corp........................................  63,034   2,311,457
    First Mid Bancshares, Inc...................................  10,273     354,316
    First Midwest Bancorp, Inc.................................. 140,824   3,023,491
    First Northwest Bancorp.....................................   7,811     127,163
    First of Long Island Corp. (The)............................  25,402     591,105
    First Republic Bank.........................................  47,024   4,966,675
#   First Savings Financial Group, Inc..........................   1,058      61,470
#   First United Corp...........................................   5,001      94,619
*   First Western Financial, Inc................................   1,300      18,291
    FirstCash, Inc..............................................  62,082   6,064,170
    Flagstar Bancorp, Inc.......................................  68,789   2,459,207
    Flushing Financial Corp.....................................  40,449     914,147
#   FNB Corp.................................................... 259,622   3,149,215
#   Franklin Financial Network, Inc.............................  17,772     491,396
#   Franklin Resources, Inc..................................... 131,346   4,543,258
    FS Bancorp, Inc.............................................   4,384     226,609
#   Fulton Financial Corp....................................... 221,409   3,819,305
#   GAIN Capital Holdings, Inc..................................  36,233     190,948
    GAMCO Investors, Inc., Class A..............................  11,830     256,474
*   Genworth Financial, Inc., Class A........................... 268,656   1,018,206
    German American Bancorp, Inc................................  24,750     738,787
    Glacier Bancorp, Inc........................................  87,779   3,738,508
    Global Indemnity, Ltd.......................................  13,212     406,930
    Goldman Sachs Group, Inc. (The).............................  94,694  19,499,388
#*  Great Elm Capital Group, Inc................................   8,182      34,978
    Great Southern Bancorp, Inc.................................  18,454   1,069,409
    Great Western Bancorp, Inc..................................  75,851   2,667,680
*   Green Dot Corp., Class A....................................  62,298   3,972,743
    Greene County Bancorp, Inc..................................     358      11,069
#   Greenhill & Co., Inc........................................  18,254     378,040
#*  Greenlight Capital Re, Ltd., Class A........................  39,376     471,724
    Guaranty Bancshares, Inc....................................   4,936     138,554
    Guaranty Federal Bancshares, Inc............................   1,800      40,896
*   Hallmark Financial Services, Inc............................  19,071     218,935
    Hamilton Lane, Inc., Class A................................  19,882     971,435
    Hancock Whitney Corp........................................  98,404   4,304,191
    Hanmi Financial Corp........................................  41,663     988,246
    Hanover Insurance Group, Inc. (The).........................  41,123   4,959,845
*   HarborOne Bancorp, Inc......................................   5,167      96,726
    Harleysville Financial Corp.................................   1,326      31,857
    Hartford Financial Services Group, Inc. (The)............... 195,278  10,214,992
    Hawthorn Bancshares, Inc....................................   3,307      77,748
#   HCI Group, Inc..............................................  13,757     586,323
    Heartland Financial USA, Inc................................  42,316   1,899,988
#   Hennessy Advisors, Inc......................................   5,706      57,003
    Heritage Commerce Corp......................................  53,720     672,574
    Heritage Financial Corp.....................................  43,518   1,317,290
    Heritage Insurance Holdings, Inc............................  23,440     319,722
    Hilltop Holdings, Inc....................................... 118,386   2,489,658
    Hingham Institution for Savings.............................   1,467     271,410

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
*   HMN Financial, Inc..........................................     3,012 $     66,716
    Home Bancorp, Inc...........................................     6,984      255,894
#   Home BancShares, Inc........................................   150,350    2,885,216
*   HomeStreet, Inc.............................................    42,098    1,184,638
    HomeTrust Bancshares, Inc...................................     6,636      168,289
#   Hope Bancorp, Inc...........................................   185,003    2,601,142
    HopFed Bancorp, Inc.........................................     2,767       54,067
    Horace Mann Educators Corp..................................    47,681    1,839,533
    Horizon Bancorp, Inc........................................    46,909      763,209
    Houlihan Lokey, Inc.........................................    35,399    1,745,879
#*  Howard Bancorp, Inc.........................................    14,062      211,352
    Huntington Bancshares, Inc..................................   626,897    8,726,406
    IBERIABANK Corp.............................................    36,502    2,901,909
    IF Bancorp, Inc.............................................       723       14,478
#*  Impac Mortgage Holdings, Inc................................     1,461        5,026
    Independence Holding Co.....................................     7,983      305,589
    Independent Bank Corp.......................................    36,378    2,918,607
    Independent Bank Corp.......................................    28,585      615,435
    Independent Bank Group, Inc.................................    50,154    2,858,778
#   Interactive Brokers Group, Inc., Class A....................   108,160    5,866,598
    Intercontinental Exchange, Inc..............................   143,690   11,689,181
    International Bancshares Corp...............................    84,765    3,515,205
*   INTL. FCStone, Inc..........................................    21,939      889,846
    Invesco, Ltd................................................   217,830    4,785,725
    Investar Holding Corp.......................................     7,734      180,048
    Investors Bancorp, Inc......................................   272,898    3,206,551
    Investors Title Co..........................................     1,811      305,914
    James River Group Holdings, Ltd.............................    36,329    1,533,810
#   Janus Henderson Group P.L.C.................................   112,215    2,813,230
    Jefferies Financial Group, Inc..............................   170,544    3,508,090
    JPMorgan Chase & Co......................................... 1,060,963  123,124,756
    Kearny Financial Corp.......................................   127,177    1,780,478
#   Kemper Corp.................................................    73,444    6,601,147
    Kentucky First Federal Bancorp..............................     1,549       11,827
    KeyCorp.....................................................   474,334    8,324,562
    Kingstone Cos., Inc.........................................     5,834       67,733
    Kinsale Capital Group, Inc..................................     2,023      146,870
    Ladenburg Thalmann Financial Services, Inc..................    91,438      335,577
    Lake Shore Bancorp, Inc.....................................     1,022       15,381
    Lakeland Bancorp, Inc.......................................    59,053      977,918
    Lakeland Financial Corp.....................................    27,255    1,301,426
    Landmark Bancorp, Inc.......................................     2,463       61,033
    Lazard, Ltd., Class A.......................................   115,809    4,502,654
    LCNB Corp...................................................    14,976      254,592
    LegacyTexas Financial Group, Inc............................    58,891    2,360,351
    Legg Mason, Inc.............................................    85,041    2,844,621
*   LendingClub Corp............................................   505,470    1,607,395
#*  LendingTree, Inc............................................     7,499    2,885,765
#   Level One Bancorp, Inc......................................     3,648       90,361
*   Limestone Bancorp, Inc......................................     1,427       21,805
    Lincoln National Corp.......................................   105,037    7,008,069
#   Live Oak Bancshares, Inc....................................    42,874      749,009
    Loews Corp..................................................   141,970    7,281,641
    LPL Financial Holdings, Inc.................................   144,676   10,719,045
    M&T Bank Corp...............................................    44,186    7,514,713
    Macatawa Bank Corp..........................................    31,316      323,181
    Mackinac Financial Corp.....................................     7,534      118,208
    Maiden Holdings, Ltd........................................    99,949       65,317
*   Malvern Bancorp, Inc........................................     5,035      106,692

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
*   Markel Corp.................................................   6,509 $ 6,974,459
#   MarketAxess Holdings, Inc...................................  18,326   5,100,676
    Marlin Business Services Corp...............................  17,363     378,340
    Marsh & McLennan Cos., Inc..................................  89,170   8,407,839
*   MBIA, Inc................................................... 166,900   1,613,923
    MBT Financial Corp..........................................  18,808     188,832
    Mercantile Bank Corp........................................  15,965     539,617
    Mercury General Corp........................................  70,022   3,765,783
    Meridian Bancorp, Inc.......................................  66,931   1,152,552
*   Meridian Corp...............................................   1,400      24,766
#   Meta Financial Group, Inc...................................  43,776   1,127,670
    MetLife, Inc................................................ 212,186   9,788,140
*   Metropolitan Bank Holding Corp..............................   1,330      53,080
*   MGIC Investment Corp........................................ 111,894   1,638,128
    Mid Penn Bancorp, Inc.......................................   2,232      54,416
    Middlefield Banc Corp.......................................   2,077      84,222
    Midland States Bancorp, Inc.................................  10,872     291,587
#   MidSouth Bancorp, Inc.......................................  14,050     166,774
    MidWestOne Financial Group, Inc.............................   6,629     186,805
*   MMA Capital Holdings, Inc...................................   4,788     152,258
    Moelis & Co., Class A.......................................  33,259   1,361,956
    Moody's Corp................................................  28,544   5,612,321
    Morgan Stanley.............................................. 358,555  17,300,279
    Morningstar, Inc............................................  39,025   5,598,136
#*  Mr Cooper Group, Inc........................................  19,504     167,734
    MSB Financial Corp..........................................   1,903      33,826
    MSCI, Inc...................................................  67,973  15,319,755
    MutualFirst Financial, Inc..................................   9,030     269,907
    MVB Financial Corp..........................................   7,799     129,385
    Nasdaq, Inc.................................................  88,383   8,148,913
    National Bank Holdings Corp., Class A.......................  37,669   1,440,463
#   National Bankshares, Inc....................................   1,672      70,709
    National General Holdings Corp.............................. 101,362   2,498,573
    National Western Life Group, Inc., Class A..................   4,022   1,072,748
    Navient Corp................................................ 379,605   5,128,464
    Navigators Group, Inc. (The)................................  41,112   2,875,373
    NBT Bancorp, Inc............................................  58,704   2,231,926
    Nelnet, Inc., Class A.......................................  37,333   2,167,181
#   New York Community Bancorp, Inc............................. 282,910   3,290,243
>>  NewStar Financial, Inc......................................  42,768       4,161
*   NI Holdings, Inc............................................   8,302     133,081
*   Nicholas Financial, Inc.....................................   1,248      11,082
*   Nicolet Bankshares, Inc.....................................   1,462      89,255
*   NMI Holdings, Inc., Class A.................................  81,693   2,293,939
#   Northeast Bancorp...........................................   6,219     136,320
    Northeast Community Bancorp, Inc............................   5,046      56,768
    Northern Trust Corp......................................... 101,409   9,993,857
    Northfield Bancorp, Inc.....................................  66,163     992,445
    Northrim BanCorp, Inc.......................................   6,426     228,059
#   Northwest Bancshares, Inc................................... 139,017   2,423,066
    Norwood Financial Corp......................................   3,026      97,377
#   Oak Valley Bancorp..........................................   3,952      75,760
    OceanFirst Financial Corp...................................  58,841   1,481,616
    Oconee Federal Financial Corp...............................     400      10,488
*   Ocwen Financial Corp........................................  26,744      45,197
    OFG Bancorp.................................................  60,052   1,211,849
    Ohio Valley Banc Corp.......................................   1,682      63,210
    Old Line Bancshares, Inc....................................  13,139     328,475
#   Old National Bancorp........................................ 194,483   3,321,770

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    Old Point Financial Corp....................................   2,663 $    56,189
    Old Republic International Corp............................. 236,951   5,298,224
    Old Second Bancorp, Inc.....................................   9,603     127,240
*   On Deck Capital, Inc........................................  84,683     462,369
    OneMain Holdings, Inc.......................................  55,271   1,877,556
    Oppenheimer Holdings, Inc., Class A.........................  10,148     266,385
    Opus Bank...................................................  40,132     877,687
#   Origin Bancorp, Inc.........................................     381      13,274
#   Oritani Financial Corp......................................  74,180   1,287,023
    Orrstown Financial Services, Inc............................   7,555     156,691
*   Pacific Mercantile Bancorp..................................  17,616     137,933
    Pacific Premier Bancorp, Inc................................  74,620   2,169,203
#   PacWest Bancorp............................................. 105,429   4,169,717
#   Park National Corp..........................................  15,428   1,507,007
    Parke Bancorp, Inc..........................................   8,219     188,051
    PB Bancorp, Inc.............................................   2,175      24,143
    PCSB Financial Corp.........................................  10,259     195,434
    Peapack Gladstone Financial Corp............................  23,355     675,660
    Penns Woods Bancorp, Inc....................................   3,624     158,224
#   Pennymac Financial Services, Inc............................  65,874   1,468,990
    Peoples Bancorp of North Carolina, Inc......................   3,288      91,965
    Peoples Bancorp, Inc........................................  22,037     720,169
    Peoples Financial Services Corp.............................   1,182      51,417
    People's United Financial, Inc.............................. 232,515   4,020,184
    People's Utah Bancorp.......................................   8,559     243,504
#   Pinnacle Financial Partners, Inc............................  51,552   2,993,625
    Piper Jaffray Cos...........................................  19,045   1,535,027
    PJT Partners, Inc., Class A.................................  19,725     850,542
    Plumas Bancorp..............................................   3,091      80,830
    PNC Financial Services Group, Inc. (The).................... 122,824  16,818,290
#*  Ponce de Leon Federal Bank..................................  11,815     170,963
    Popular, Inc................................................  94,942   5,479,103
#*  PRA Group, Inc..............................................  57,333   1,612,204
    Preferred Bank..............................................  15,476     761,264
    Premier Financial Bancorp, Inc..............................   9,925     164,557
    Primerica, Inc..............................................  58,393   7,608,024
    Principal Financial Group, Inc.............................. 159,624   9,124,108
    ProAssurance Corp...........................................  64,135   2,406,987
    Progressive Corp. (The)..................................... 221,290  17,293,813
#   Prosperity Bancshares, Inc..................................  61,371   4,519,360
    Protective Insurance Corp., Class A.........................     298       5,093
    Protective Insurance Corp., Class B.........................   9,068     147,355
*   Provident Bancorp, Inc......................................   4,533     111,059
    Provident Financial Holdings, Inc...........................   6,656     134,784
    Provident Financial Services, Inc...........................  82,071   2,176,523
    Prudential Bancorp, Inc.....................................   6,497     113,438
    Prudential Financial, Inc...................................  92,516   9,779,866
    Pzena Investment Management, Inc., Class A..................   8,763      87,192
    QCR Holdings, Inc...........................................  13,631     466,317
    Radian Group, Inc...........................................  80,134   1,876,738
*   Randolph Bancorp, Inc.......................................   1,654      25,257
    Raymond James Financial, Inc................................  70,406   6,447,077
    RBB Bancorp.................................................   4,373      84,661
*   Regional Management Corp....................................  17,091     423,344
    Regions Financial Corp...................................... 562,877   8,741,480
    Reinsurance Group of America, Inc...........................  36,993   5,604,809
    RenaissanceRe Holdings, Ltd.................................  40,944   6,361,060
    Renasant Corp...............................................  63,262   2,293,880
    Republic Bancorp, Inc., Class A.............................  14,783     698,645

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
#*  Republic First Bancorp, Inc.................................  45,567 $   233,303
    Riverview Bancorp, Inc......................................  17,979     133,404
#   RLI Corp....................................................  35,939   2,922,919
    S&P Global, Inc.............................................  39,295   8,670,835
    S&T Bancorp, Inc............................................  44,399   1,779,512
*   Safeguard Scientifics, Inc..................................  28,786     329,312
    Safety Insurance Group, Inc.................................  21,435   1,991,740
    Salisbury Bancorp, Inc......................................   1,410      54,793
    Sandy Spring Bancorp, Inc...................................  42,918   1,497,409
    Santander Consumer USA Holdings, Inc........................ 244,328   5,216,403
    SB Financial Group, Inc.....................................   3,331      60,957
    SB One Bancorp..............................................  11,401     270,774
*   Seacoast Banking Corp. of Florida...........................  35,223     998,924
*   Security National Financial Corp., Class A..................   3,558      18,075
    SEI Investments Co.......................................... 117,956   6,422,704
*   Select Bancorp, Inc.........................................  16,697     205,039
    Selective Insurance Group, Inc..............................  78,380   5,589,278
#   ServisFirst Bancshares, Inc.................................  49,786   1,689,737
#   Severn Bancorp, Inc.........................................   4,355      40,327
    Shore Bancshares, Inc.......................................   9,404     148,865
    SI Financial Group, Inc.....................................   9,296     133,119
    Sierra Bancorp..............................................  16,572     438,495
    Signature Bank..............................................  31,123   4,110,415
    Silvercrest Asset Management Group, Inc., Class A...........   3,719      54,074
#   Simmons First National Corp., Class A....................... 116,809   2,965,781
    SLM Corp.................................................... 522,602   5,309,636
*   SmartFinancial, Inc.........................................   5,824     121,081
    Sound Financial Bancorp, Inc................................     771      26,407
#   South State Corp............................................  40,232   3,043,953
*   Southern First Bancshares, Inc..............................   6,964     256,345
    Southern Missouri Bancorp, Inc..............................   3,743     125,578
    Southern National Bancorp of Virginia, Inc..................  17,955     267,889
#   Southside Bancshares, Inc...................................  44,541   1,564,725
#*  Spirit of Texas Bancshares, Inc.............................   4,880     109,654
    Standard AVB Financial Corp.................................   2,079      56,861
    State Auto Financial Corp...................................  52,143   1,753,569
    State Street Corp...........................................  97,787   6,616,268
    Sterling Bancorp............................................ 215,171   4,608,963
    Stewardship Financial Corp..................................   3,021      27,491
    Stewart Information Services Corp...........................  34,612   1,471,356
#   Stifel Financial Corp.......................................  53,898   3,216,094
    Stock Yards Bancorp, Inc....................................  25,424     873,314
    Summit Financial Group, Inc.................................   5,798     151,038
    Summit State Bank...........................................   2,851      32,787
    SunTrust Banks, Inc......................................... 135,540   8,875,159
*   SVB Financial Group.........................................  33,790   8,505,619
    Synchrony Financial......................................... 534,264  18,522,933
    Synovus Financial Corp...................................... 180,452   6,651,461
    T Rowe Price Group, Inc..................................... 151,112  16,244,540
    TCF Financial Corp.......................................... 201,689   4,463,378
    TD Ameritrade Holding Corp.................................. 121,680   6,397,934
    Territorial Bancorp, Inc....................................  11,411     330,348
#   Teton Advisors, Inc., Class A...............................      29       1,488
*   Texas Capital Bancshares, Inc...............................  60,964   3,946,200
#   TFS Financial Corp.......................................... 135,866   2,260,810
    TheStreet, Inc..............................................   1,783      12,464
*   Third Point Reinsurance, Ltd................................ 109,600   1,272,456
    Timberland Bancorp, Inc.....................................   8,097     252,626
    Tiptree, Inc................................................  47,142     268,709

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES       VALUE+
                                                                 --------- --------------
FINANCIALS -- (Continued)
    Tompkins Financial Corp.....................................    17,476 $    1,409,789
    Torchmark Corp..............................................    64,177      5,625,756
    Towne Bank..................................................    88,500      2,308,080
    Travelers Cos., Inc. (The)..................................   120,848     17,371,900
    TriCo Bancshares............................................    35,071      1,399,684
*   TriState Capital Holdings, Inc..............................    35,514        826,056
#*  Triumph Bancorp, Inc........................................    32,221        999,173
    TrustCo Bank Corp. NY.......................................   123,977        991,816
    Trustmark Corp..............................................    95,584      3,437,201
    Two River Bancorp...........................................     5,292         80,597
    U.S. Bancorp................................................   445,407     23,749,101
    UMB Financial Corp..........................................    44,533      3,111,075
    Umpqua Holdings Corp........................................   183,754      3,189,969
    Union Bankshares Corp.......................................    93,864      3,426,036
#   Union Bankshares, Inc.......................................       619         24,457
    United Bancshares, Inc......................................       606         13,950
#   United Bankshares, Inc......................................    88,705      3,480,784
#   United Community Banks, Inc.................................    96,002      2,695,736
    United Community Financial Corp.............................    58,731        540,913
    United Financial Bancorp, Inc...............................    64,377        849,133
    United Fire Group, Inc......................................    30,167      1,315,583
    United Insurance Holdings Corp..............................    49,560        759,259
    United Security Bancshares..................................    11,687        122,714
    Unity Bancorp, Inc..........................................     9,514        205,502
#   Universal Insurance Holdings, Inc...........................    55,727      1,660,107
    Univest Financial Corp......................................    36,576        922,447
    Unum Group..................................................   130,691      4,825,112
#   Valley National Bancorp.....................................   223,443      2,341,683
    Value Line, Inc.............................................     1,300         30,095
#   Veritex Holdings, Inc.......................................    44,050      1,167,765
*   Victory Capital Holdings, Inc., Class A.....................     8,570        141,319
#   Virtu Financial, Inc., Class A..............................    76,147      1,871,693
#   Virtus Investment Partners, Inc.............................     9,673      1,186,007
    Voya Financial, Inc.........................................    89,684      4,922,755
#   Waddell & Reed Financial, Inc., Class A.....................   105,608      1,978,038
    Walker & Dunlop, Inc........................................    48,984      2,691,671
    Washington Federal, Inc.....................................   114,583      3,797,281
    Washington Trust Bancorp, Inc...............................    18,309        948,589
    Waterstone Financial, Inc...................................    36,010        596,326
    Webster Financial Corp......................................    93,484      4,966,805
    Wellesley Bank..............................................       542         18,184
    Wells Fargo & Co............................................ 1,393,576     67,463,014
    WesBanco, Inc...............................................    65,694      2,648,782
    West Bancorporation, Inc....................................    19,598        410,970
#   Westamerica Bancorporation..................................    27,388      1,758,857
*   Western Alliance Bancorp....................................   101,538      4,851,486
    Western New England Bancorp, Inc............................    30,474        294,379
    Westwood Holdings Group, Inc................................     8,986        281,172
#   White Mountains Insurance Group, Ltd........................     4,013      3,768,368
    Willis Towers Watson P.L.C..................................    46,472      8,566,648
    Wintrust Financial Corp.....................................    49,595      3,779,139
#   WisdomTree Investments, Inc.................................   133,653        962,302
#*  World Acceptance Corp.......................................    12,817      1,666,082
    WR Berkley Corp.............................................   105,910      6,492,283
    WSFS Financial Corp.........................................    67,389      2,909,857
#   WVS Financial Corp..........................................       757         12,914
#   Zions Bancorp NA............................................   135,981      6,707,943
                                                                           --------------
TOTAL FINANCIALS................................................            1,747,054,734
                                                                           --------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (10.4%)
    Abbott Laboratories......................................... 229,239 $18,238,255
    AbbVie, Inc................................................. 210,759  16,732,157
*   ABIOMED, Inc................................................  10,100   2,801,841
#*  Acadia Healthcare Co., Inc.................................. 103,370   3,309,907
#*  Accuray, Inc................................................  33,775     139,828
#*  Acer Therapeutics, Inc......................................     819      16,028
*   Achillion Pharmaceuticals, Inc.............................. 174,484     516,473
#*  Aclaris Therapeutics, Inc...................................  26,968     169,898
#*  Acorda Therapeutics, Inc....................................  64,250     671,412
*   Addus HomeCare Corp.........................................  11,870     805,973
*   Aduro Biotech, Inc..........................................  34,330     140,410
*   Adverum Biotechnologies, Inc................................  58,537     377,564
*   Aeglea BioTherapeutics, Inc.................................  15,778     108,079
    Agilent Technologies, Inc................................... 111,385   8,743,722
#*  Agios Pharmaceuticals, Inc..................................   9,632     538,621
#*  Akebia Therapeutics, Inc....................................  34,861     210,560
#*  Akorn, Inc..................................................  10,095      27,256
#*  Albireo Pharma, Inc.........................................   6,485     223,214
#*  Alder Biopharmaceuticals, Inc...............................  39,165     532,252
#*  Aldeyra Therapeutics, Inc...................................   4,150      34,320
*   Alexion Pharmaceuticals, Inc................................  20,652   2,811,357
*   Align Technology, Inc.......................................  36,980  12,006,666
*   Alkermes P.L.C..............................................  27,027     819,459
*   Allena Pharmaceuticals, Inc.................................   5,792      35,737
    Allergan P.L.C..............................................  60,237   8,854,839
*   Allscripts Healthcare Solutions, Inc........................ 208,406   2,056,967
#*  Alnylam Pharmaceuticals, Inc................................  19,376   1,731,052
#*  Alpine Immune Sciences, Inc.................................   1,694      10,774
#*  AMAG Pharmaceuticals, Inc...................................   7,668      85,575
*   Amedisys, Inc...............................................  26,906   3,439,125
#*  American Renal Associates Holdings, Inc.....................  18,250     125,560
    AmerisourceBergen Corp......................................  85,165   6,366,935
    Amgen, Inc.................................................. 138,369  24,812,329
#*  Amicus Therapeutics, Inc....................................  55,262     737,195
#*  AMN Healthcare Services, Inc................................  91,877   4,783,117
*   Amphastar Pharmaceuticals, Inc..............................  40,039     864,442
#*  AnaptysBio, Inc.............................................  15,248   1,108,835
*   AngioDynamics, Inc..........................................  50,849   1,044,438
#*  ANI Pharmaceuticals, Inc....................................  16,144   1,145,901
#*  Anika Therapeutics, Inc.....................................  16,824     535,844
    Anthem, Inc.................................................  83,721  22,021,135
#*  Apollo Endosurgery, Inc.....................................   3,804      14,189
*   Applied Genetic Technologies Corp...........................   9,627      43,033
#*  Aptevo Therapeutics, Inc....................................  20,118      14,646
#   Apyx Medical Corp...........................................  14,404      71,876
#*  Aratana Therapeutics, Inc...................................  36,632     172,170
*   Ardelyx, Inc................................................  52,822     179,595
#*  Arena Pharmaceuticals, Inc..................................  36,626   1,675,639
#*  Array BioPharma Inc.........................................  20,434     462,013
*   Assembly Biosciences, Inc...................................  11,593     182,938
#*  Assertio Therapeutics, Inc..................................  58,005     241,881
#*  Atara Biotherapeutics, Inc..................................  35,344   1,187,558
    Atrion Corp.................................................   1,573   1,384,240
*   Audentes Therapeutics, Inc..................................  31,029   1,172,586
#*  Avanos Medical, Inc.........................................  60,076   2,520,188
    Baxter International, Inc................................... 101,472   7,742,314
    Becton Dickinson and Co.....................................  26,825   6,457,850
*   Bellicum Pharmaceuticals, Inc...............................   7,862      23,979
*   Biogen, Inc.................................................  35,325   8,097,903

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
*   BioMarin Pharmaceutical, Inc................................  24,458 $ 2,091,893
*   Bio-Rad Laboratories, Inc., Class A.........................  18,090   5,443,824
#*  BioScrip, Inc...............................................   8,203      15,750
*   BioSpecifics Technologies Corp..............................   7,011     469,737
    Bio-Techne Corp.............................................  19,795   4,049,859
#*  BioTelemetry, Inc...........................................  40,786   2,218,758
#*  Bluebird Bio, Inc...........................................  13,460   1,909,032
*   Boston Scientific Corp...................................... 257,387   9,554,205
    Bristol-Myers Squibb Co..................................... 193,364   8,977,891
*   Brookdale Senior Living, Inc................................ 224,592   1,387,979
    Bruker Corp.................................................  94,750   3,657,350
#*  Calithera Biosciences, Inc..................................  30,755     189,451
#*  Cambrex Corp................................................  44,319   1,906,603
#   Cantel Medical Corp.........................................  27,844   1,919,565
#*  Capital Senior Living Corp..................................  30,415     127,743
    Cardinal Health, Inc........................................ 114,710   5,587,524
*   Cardiovascular Systems, Inc.................................   4,460     158,508
*   Castlight Health, Inc., Class B.............................  85,300     318,169
*   Catalent, Inc............................................... 140,973   6,318,410
#*  Catalyst Biosciences, Inc...................................   4,256      37,112
*   Celgene Corp................................................  97,802   9,257,937
#*  Cellular Biomedicine Group, Inc.............................   1,300      22,464
*   Centene Corp................................................ 192,082   9,903,748
*   Cerner Corp................................................. 170,353  11,319,957
*   Charles River Laboratories International, Inc...............  60,390   8,482,983
*   Chembio Diagnostics, Inc....................................   2,903      20,931
    Chemed Corp.................................................  14,479   4,731,448
*   ChemoCentryx, Inc...........................................  19,906     264,153
*   Chiasma, Inc................................................   4,306      26,180
*   Chimerix, Inc...............................................  43,891     118,506
#*  Cidara Therapeutics, Inc....................................   3,901       8,777
*   Cigna Corp.................................................. 131,831  20,940,036
#*  Clearside Biomedical, Inc...................................   6,000       7,440
#*  Cocrystal Pharma, Inc.......................................  10,001      25,503
#*  Collegium Pharmaceutical, Inc...............................   4,465      62,197
#*  Community Health Systems, Inc............................... 140,707     484,032
    Computer Programs & Systems, Inc............................   2,823      85,791
#*  Concert Pharmaceuticals, Inc................................  27,172     279,328
    CONMED Corp.................................................  28,648   2,292,699
    Cooper Cos., Inc. (The).....................................  19,448   5,638,364
#*  Corcept Therapeutics, Inc................................... 107,494   1,330,776
*   CorVel Corp.................................................  19,547   1,403,475
#*  Corvus Pharmaceuticals, Inc.................................  12,238      51,767
#*  Covetrus, Inc...............................................  24,314     799,201
*   Cross Country Healthcare, Inc...............................  39,133     275,888
*   CryoLife, Inc...............................................  34,272   1,050,780
#*  Cumberland Pharmaceuticals, Inc.............................  12,297      68,863
#*  Cutera, Inc.................................................   8,996     159,589
    CVS Health Corp............................................. 437,696  23,801,908
*   Cymabay Therapeutics, Inc...................................  40,853     523,327
*   CytomX Therapeutics, Inc....................................   5,579      53,056
    Danaher Corp................................................ 129,798  17,190,447
*   DaVita, Inc................................................. 123,398   6,816,506
#*  Deciphera Pharmaceuticals, Inc..............................  32,746     753,158
    DENTSPLY SIRONA, Inc........................................ 101,162   5,172,413
#*  Dermira, Inc................................................  22,609     250,734
#*  DexCom, Inc.................................................   8,806   1,066,142
    Digirad Corp................................................   8,621       6,226
#*  Diplomat Pharmacy, Inc......................................  90,391     504,382

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#*  Eagle Pharmaceuticals, Inc..................................   6,909 $   355,192
*   Edwards Lifesciences Corp...................................  35,600   6,268,092
#*  Eiger BioPharmaceuticals, Inc...............................   3,700      40,441
*   Elanco Animal Health, Inc...................................  55,886   1,760,409
    Eli Lilly & Co.............................................. 103,402  12,102,170
#*  Emergent BioSolutions, Inc..................................  50,168   2,592,682
*   Enanta Pharmaceuticals, Inc.................................  11,470   1,000,069
    Encompass Health Corp....................................... 142,870   9,207,971
#*  Endo International P.L.C.................................... 170,953   1,282,147
#*  Enochian Biosciences, Inc...................................   8,148      50,110
    Ensign Group, Inc. (The)....................................  64,263   3,310,830
#*  Enzo Biochem, Inc...........................................  64,190     222,739
#*  Evelo Biosciences, Inc......................................   2,447      20,518
#*  Evolent Health, Inc., Class A...............................  94,253   1,277,128
#*  Exact Sciences Corp.........................................  11,578   1,142,633
*   Exelixis, Inc............................................... 191,428   3,763,474
*   Five Prime Therapeutics, Inc................................  41,340     458,047
*   Flexion Therapeutics, Inc...................................   4,534      48,060
*   FONAR Corp..................................................   4,738      94,002
*   Fulgent Genetics, Inc.......................................   2,085      13,865
#*  G1 Therapeutics, Inc........................................   8,631     184,703
*   Genomic Health, Inc.........................................   5,211     335,224
    Gilead Sciences, Inc........................................ 347,506  22,601,790
#*  Global Blood Therapeutics, Inc..............................  40,259   2,230,349
*   Globus Medical, Inc., Class A...............................  69,048   3,113,374
#*  GlycoMimetics, Inc..........................................  33,333     405,663
*   Haemonetics Corp............................................  39,988   3,490,153
*   Halozyme Therapeutics, Inc..................................  63,961   1,031,691
*   Hanger, Inc.................................................  14,155     281,260
*   Harvard Bioscience, Inc.....................................  31,221     120,825
    HCA Healthcare, Inc.........................................  23,046   2,932,143
#*  HealthEquity, Inc...........................................  26,457   1,792,462
*   HealthStream, Inc...........................................  31,090     813,936
#*  Henry Schein, Inc...........................................  60,787   3,894,015
#*  Heska Corp..................................................   3,504     272,121
    Hill-Rom Holdings, Inc......................................  85,379   8,659,138
*   HMS Holdings Corp...........................................  71,942   2,189,195
*   Hologic, Inc................................................ 197,703   9,169,465
*   Horizon Pharma P.L.C........................................ 184,545   4,711,434
    Humana, Inc.................................................  62,179  15,881,138
*   ICU Medical, Inc............................................  12,586   2,863,315
*   IDEXX Laboratories, Inc.....................................  26,214   6,081,648
*   Illumina, Inc...............................................   8,628   2,691,936
*   Incyte Corp.................................................  25,048   1,923,686
#*  Infinity Pharmaceuticals, Inc...............................  17,364      28,824
*   InfuSystem Holdings, Inc....................................   3,809      16,379
*   Innoviva, Inc...............................................  76,744   1,076,718
#*  Inogen, Inc.................................................  10,076     879,635
#*  Inovalon Holdings, Inc., Class A............................  21,381     289,285
#*  Inovio Pharmaceuticals, Inc.................................  36,606     137,639
#*  Insmed, Inc.................................................  40,738   1,240,065
*   Inspire Medical Systems, Inc................................  10,853     560,992
#*  Insulet Corp................................................   6,319     545,014
*   Integer Holdings Corp.......................................  26,683   1,843,528
#*  Integra LifeSciences Holdings Corp..........................  56,322   2,939,445
#*  Intellia Therapeutics, Inc..................................  36,945     568,214
#*  Intra-Cellular Therapies, Inc...............................  48,796     642,643
#*  IntriCon Corp...............................................   4,338     101,379
*   Intuitive Surgical, Inc.....................................   9,063   4,627,840

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
#   Invacare Corp...............................................  40,299 $   298,213
#*  Ionis Pharmaceuticals, Inc..................................  13,892   1,032,592
#*  Iovance Biotherapeutics, Inc................................  44,215     504,051
*   IQVIA Holdings, Inc.........................................  77,758  10,800,586
*   IRIDEX Corp.................................................   3,478      17,286
    IVERIC bio, Inc.............................................  19,992      27,589
*   Jazz Pharmaceuticals P.L.C..................................  34,366   4,459,676
    Johnson & Johnson........................................... 559,909  79,059,151
*   Jounce Therapeutics, Inc....................................  14,434      81,985
*   Kala Pharmaceuticals, Inc...................................   9,377      72,766
*   KalVista Pharmaceuticals, Inc...............................   4,537     104,351
#*  Karyopharm Therapeutics, Inc................................  39,061     182,415
    Kewaunee Scientific Corp....................................   1,276      28,889
*   Kindred Biosciences, Inc....................................  33,036     293,690
#*  Kura Oncology, Inc..........................................  22,322     337,955
*   Laboratory Corp. of America Holdings........................  50,564   8,086,195
#*  Lannett Co., Inc............................................  22,129     170,172
*   Lantheus Holdings, Inc......................................  52,402   1,266,032
#   LeMaitre Vascular, Inc......................................  18,926     546,583
#*  LHC Group, Inc..............................................  38,941   4,326,735
#*  Ligand Pharmaceuticals, Inc.................................  11,658   1,467,159
#*  Lipocine, Inc...............................................   5,003       9,206
*   LivaNova P.L.C..............................................  33,811   2,329,240
#   Luminex Corp................................................  40,939     933,819
*   MacroGenics, Inc............................................  41,093     689,130
*   Magellan Health, Inc........................................  29,704   2,079,280
#*  Mallinckrodt P.L.C.......................................... 104,096   1,609,324
#*  Marinus Pharmaceuticals, Inc................................   5,404      26,696
*   Masimo Corp.................................................  49,812   6,483,032
    McKesson Corp...............................................  72,185   8,608,061
#*  Medidata Solutions, Inc.....................................  10,267     927,521
*   MEDNAX, Inc.................................................  68,590   1,918,462
*   Medpace Holdings, Inc.......................................  34,236   1,923,036
    Medtronic P.L.C............................................. 230,678  20,486,513
*   MEI Pharma, Inc.............................................  12,900      40,506
#*  Melinta Therapeutics, Inc...................................   2,768      12,124
    Merck & Co., Inc............................................ 600,469  47,262,915
    Meridian Bioscience, Inc....................................  67,232     773,840
#*  Merit Medical Systems, Inc..................................  40,323   2,265,346
#*  Merrimack Pharmaceuticals, Inc..............................   6,647      43,471
#   Mesa Laboratories, Inc......................................   3,467     820,604
*   Mettler-Toledo International, Inc...........................   9,121   6,797,516
#   Millendo Therapeutics, Inc..................................   2,147      33,364
#*  Minerva Neurosciences, Inc..................................  42,207     311,066
#*  Mirati Therapeutics, Inc....................................   7,652     455,217
#*  Molecular Templates, Inc....................................  13,888     102,077
*   Molina Healthcare, Inc......................................  66,038   8,560,506
*   Momenta Pharmaceuticals, Inc................................  72,159   1,009,504
*   Mylan NV.................................................... 249,180   6,725,368
#*  Myriad Genetics, Inc........................................  70,310   2,213,359
#*  Nabriva Therapeutics P.L.C..................................  29,403      87,915
#*  NantHealth, Inc.............................................   4,097       2,827
    National HealthCare Corp....................................  15,895   1,198,960
    National Research Corp......................................  10,330     408,861
*   Natus Medical, Inc..........................................  31,308     837,802
#*  Nektar Therapeutics.........................................  25,277     809,370
*   Neogen Corp.................................................  27,994   1,698,116
#*  NeoGenomics, Inc............................................  29,968     624,233
*   Neurocrine Biosciences, Inc.................................   9,115     658,468

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
HEALTH CARE -- (Continued)
*   NextGen Healthcare, Inc.....................................    62,291 $ 1,170,448
#*  Novocure, Ltd...............................................     7,368     324,708
#*  NuVasive, Inc...............................................    65,453   3,966,452
*   Nuvectra Corp...............................................     9,196      86,810
*   ObsEva SA...................................................     3,101      43,104
*   Omnicell, Inc...............................................    32,637   2,622,709
#*  OPKO Health, Inc............................................   104,349     249,394
*   OraSure Technologies, Inc...................................    52,558     497,199
*   Orthofix Medical, Inc.......................................    18,760   1,027,860
#*  Otonomy, Inc................................................    20,058      53,755
#*  Ovid therapeutics, Inc......................................    10,234      20,877
#   Owens & Minor, Inc..........................................    48,656     165,917
*   Pacira BioSciences, Inc.....................................    13,839     551,069
#   Patterson Cos., Inc.........................................   106,925   2,335,242
#*  PDL BioPharma, Inc..........................................   183,404     599,731
#*  Penumbra, Inc...............................................     2,958     397,851
#   PerkinElmer, Inc............................................    64,288   6,161,362
    Perrigo Co. P.L.C...........................................    45,085   2,160,473
#*  PetIQ, Inc..................................................    20,575     565,195
#*  Pfenex, Inc.................................................    17,614     101,985
    Pfizer, Inc................................................. 1,624,161  65,957,178
    Phibro Animal Health Corp., Class A.........................    21,512     746,682
*   Pieris Pharmaceuticals, Inc.................................    14,043      41,989
*   PRA Health Sciences, Inc....................................    51,907   5,025,636
#*  Premier, Inc., Class A......................................    65,577   2,179,124
#*  Prestige Consumer Healthcare, Inc...........................    67,883   1,997,118
#*  Progenics Pharmaceuticals, Inc..............................    10,870      55,872
#*  Protagonist Therapeutics, Inc...............................    16,855     174,112
#*  Prothena Corp. P.L.C........................................    41,695     433,628
*   Providence Service Corp. (The)..............................    14,660     972,398
    Psychemedics Corp...........................................       478       5,492
#*  PTC Therapeutics, Inc.......................................    20,137     753,527
    Quest Diagnostics, Inc......................................    83,636   8,060,838
#*  Quidel Corp.................................................    31,504   2,014,366
#*  Quorum Health Corp..........................................    30,755      63,048
*   Ra Pharmaceuticals, Inc.....................................    12,555     278,721
#*  RadNet, Inc.................................................    39,944     483,722
*   Regeneron Pharmaceuticals, Inc..............................    10,000   3,431,400
#*  REGENXBIO, Inc..............................................    33,495   1,688,148
#*  Repligen Corp...............................................    35,241   2,374,539
#   ResMed, Inc.................................................    46,588   4,868,912
*   Retrophin, Inc..............................................    38,496     734,504
#*  Rhythm Pharmaceuticals, Inc.................................     8,478     214,324
#*  Rigel Pharmaceuticals, Inc..................................    96,516     215,231
#*  Rocket Pharmaceuticals, Inc.................................     1,075      19,952
*   RTI Surgical Holdings, Inc..................................    61,505     332,742
#*  Sage Therapeutics, Inc......................................     7,788   1,310,175
#*  Sangamo Therapeutics, Inc...................................   104,823   1,225,381
#*  Sarepta Therapeutics, Inc...................................    11,676   1,365,391
*   Savara, Inc.................................................     4,259      45,486
*   SeaSpine Holdings Corp......................................    16,348     240,806
#*  Seattle Genetics, Inc.......................................    16,801   1,138,772
*   Select Medical Holdings Corp................................   191,155   2,746,897
#*  Sesen Bio, Inc..............................................    24,931      30,914
#*  Sienna Biopharmaceuticals, Inc..............................     1,396       2,597
    Simulations Plus, Inc.......................................     6,759     152,280
#*  Spark Therapeutics, Inc.....................................    19,799   2,112,355
#*  Spectrum Pharmaceuticals, Inc...............................    70,532     660,885
#*  Spero Therapeutics, Inc.....................................     3,817      42,674

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
HEALTH CARE -- (Continued)
#*  Spring Bank Pharmaceuticals, Inc............................   2,715 $       20,118
#*  STAAR Surgical Co...........................................   6,053        196,601
*   STERIS P.L.C................................................  30,398      3,981,530
    Stryker Corp................................................  34,060      6,434,275
#*  Supernus Pharmaceuticals, Inc...............................  54,153      1,989,040
#*  Surgery Partners, Inc.......................................   3,984         43,147
*   Surmodics, Inc..............................................  12,709        552,079
#*  Syndax Pharmaceuticals, Inc.................................  11,973         85,607
#*  Syneos Health, Inc..........................................  67,961      3,189,410
#*  Synlogic, Inc...............................................  16,801        144,153
#*  Syros Pharmaceuticals, Inc..................................  20,019        144,737
#   Taro Pharmaceutical Industries, Ltd.........................  22,175      2,381,817
#*  Teladoc Health, Inc.........................................   8,979        510,726
    Teleflex, Inc...............................................  23,195      6,637,945
#*  Tenet Healthcare Corp....................................... 142,502      3,120,794
#*  Tetraphase Pharmaceuticals, Inc.............................  44,297         46,955
    Thermo Fisher Scientific, Inc...............................  99,017     27,472,267
#*  Tivity Health, Inc..........................................  56,626      1,224,254
*   Triple-S Management Corp., Class B..........................  25,011        568,250
#*  Ultragenyx Pharmaceutical Inc...............................   5,873        387,618
*   United Therapeutics Corp....................................  63,752      6,539,043
    UnitedHealth Group, Inc..................................... 234,939     54,757,233
    Universal Health Services, Inc., Class B....................  55,046      6,983,686
#   US Physical Therapy, Inc....................................  15,992      1,862,908
#   Utah Medical Products, Inc..................................   3,908        329,835
#*  Vanda Pharmaceuticals, Inc..................................  44,130        718,878
*   Varex Imaging Corp..........................................  46,958      1,542,101
*   Varian Medical Systems, Inc.................................  21,286      2,898,515
#*  VBI Vaccines, Inc...........................................   3,707          7,043
*   Veeva Systems, Inc., Class A................................  25,160      3,519,129
#*  Verastem, Inc...............................................  46,019         98,020
*   Vertex Pharmaceuticals, Inc.................................  13,281      2,244,223
#*  ViewRay, Inc................................................   7,940         55,262
#*  Viking Therapeutics, Inc....................................  29,392        230,139
*   Waters Corp.................................................  11,900      2,541,126
*   WellCare Health Plans, Inc..................................  46,674     12,058,228
    West Pharmaceutical Services, Inc...........................  46,887      5,804,142
#*  Wright Medical Group NV.....................................  40,124      1,186,467
#*  Xencor, Inc.................................................  50,513      1,551,254
*   Zafgen, Inc.................................................  12,728         32,584
    Zimmer Biomet Holdings, Inc.................................  62,343      7,678,164
    Zoetis, Inc................................................. 102,206     10,408,659
#*  Zogenix, Inc................................................  39,849      1,553,713
#*  Zynerba Pharmaceuticals, Inc................................   3,973         49,742
                                                                         --------------
TOTAL HEALTH CARE...............................................          1,097,171,068
                                                                         --------------
INDUSTRIALS -- (13.3%)
    3M Co.......................................................  97,694     18,513,990
#   AAON, Inc...................................................  74,999      3,765,700
    AAR Corp....................................................  59,943      2,024,275
    ABM Industries, Inc.........................................  82,460      3,131,006
*   Acacia Research Corp........................................  23,858         75,868
    ACCO Brands Corp............................................ 129,368      1,182,424
    Acme United Corp............................................   1,355         28,008
    Actuant Corp., Class A......................................  66,466      1,700,200
    Acuity Brands, Inc..........................................  30,155      4,412,581
*   Advanced Disposal Services, Inc.............................  64,747      2,093,918
    Advanced Drainage Systems, Inc..............................  62,511      1,753,434
*   AECOM....................................................... 142,703      4,837,632

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Aegion Corp.................................................  31,723 $   631,605
#*  Aerojet Rocketdyne Holdings, Inc............................ 108,189   3,663,280
#*  Aerovironment, Inc..........................................  26,314   1,804,088
    AGCO Corp...................................................  88,531   6,266,224
    Air Lease Corp.............................................. 133,286   5,139,508
*   Air T, Inc..................................................     480      13,517
*   Air Transport Services Group, Inc........................... 123,009   2,894,402
    Alamo Group, Inc............................................  11,204   1,161,183
    Alaska Air Group, Inc....................................... 102,671   6,355,335
    Albany International Corp., Class A.........................  35,332   2,613,508
    Allegiant Travel Co.........................................  20,484   3,008,690
#   Allegion P.L.C..............................................  54,111   5,369,435
    Allied Motion Technologies, Inc.............................  12,549     459,419
    Allison Transmission Holdings, Inc.......................... 154,911   7,259,129
    Altra Industrial Motion Corp................................  52,234   1,958,253
    AMERCO......................................................  15,147   5,652,406
*   Ameresco, Inc., Class A.....................................  23,292     350,778
#   American Airlines Group, Inc................................  69,511   2,375,886
#*  American Woodmark Corp......................................  22,313   2,006,608
    AMETEK, Inc.................................................  88,506   7,803,574
*   AMREP Corp..................................................   2,552      14,240
    AO Smith Corp...............................................  96,389   5,067,170
#   Apogee Enterprises, Inc.....................................  34,742   1,400,103
    Applied Industrial Technologies, Inc........................  49,526   2,968,588
*   ARC Document Solutions, Inc.................................  42,825     101,923
    ArcBest Corp................................................  18,043     551,394
    Arconic, Inc................................................ 204,691   4,396,763
    Arcosa, Inc.................................................  60,480   1,882,742
#   Argan, Inc..................................................  30,716   1,468,839
*   Armstrong Flooring, Inc.....................................  34,801     504,266
    Armstrong World Industries, Inc.............................  50,555   4,381,602
*   Arotech Corp................................................  10,528      30,531
*   ASGN, Inc...................................................  61,338   3,866,748
#   Astec Industries, Inc.......................................  28,253     952,409
*   Astronics Corp..............................................  25,320     844,169
#*  Astronics Corp., Class B....................................  15,064     501,631
*   Atkore International Group, Inc.............................  57,711   1,428,924
*   Atlas Air Worldwide Holdings, Inc...........................  32,530   1,570,874
#*  Avis Budget Group, Inc...................................... 115,605   4,109,758
#*  Axon Enterprise, Inc........................................  31,200   1,981,200
    AZZ, Inc....................................................  31,874   1,513,696
    Barnes Group, Inc...........................................  72,582   4,037,011
    Barrett Business Services, Inc..............................  11,192     815,449
#*  Beacon Roofing Supply, Inc..................................  80,716   3,039,765
    BG Staffing, Inc............................................   7,751     181,141
*   Blue Bird Corp..............................................   9,860     170,677
*   BMC Stock Holdings, Inc.....................................  81,129   1,669,635
    Boeing Co. (The)............................................  78,395  29,609,008
    Brady Corp., Class A........................................  49,275   2,404,127
#   Briggs & Stratton Corp......................................  48,257     588,735
#   Brink's Co. (The)...........................................  68,053   5,439,476
*   Builders FirstSource, Inc................................... 136,993   1,887,764
#   BWX Technologies, Inc.......................................  88,203   4,507,173
*   CAI International, Inc......................................  23,439     581,990
    Carlisle Cos., Inc..........................................  46,196   6,533,038
*   Casella Waste Systems, Inc., Class A........................  42,430   1,583,488
    Caterpillar, Inc............................................ 168,010  23,423,954
*   CBIZ, Inc...................................................  74,325   1,435,216
#*  CECO Environmental Corp.....................................  35,553     275,891

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T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
#   CH Robinson Worldwide, Inc..................................  59,118 $ 4,788,558
#*  Chart Industries, Inc.......................................  43,585   3,847,248
#*  Cimpress NV.................................................  38,848   3,511,859
    Cintas Corp.................................................  43,381   9,419,750
#*  CIRCOR International, Inc...................................  23,971     808,302
*   Civeo Corp.................................................. 136,572     274,510
*   Clean Harbors, Inc..........................................  71,334   5,421,384
#*  Colfax Corp.................................................  97,120   2,930,110
    Columbus McKinnon Corp......................................  23,037     906,736
    Comfort Systems USA, Inc....................................  45,334   2,452,569
*   Commercial Vehicle Group, Inc...............................  56,952     508,012
    CompX International, Inc....................................     294       4,578
*   Construction Partners, Inc., Class A........................   5,865      76,831
*   Continental Building Products, Inc..........................  54,709   1,403,286
    Copa Holdings SA, Class A...................................  29,180   2,429,527
#*  Copart, Inc................................................. 150,908  10,159,127
    Costamare, Inc..............................................  77,121     465,811
*   CoStar Group, Inc...........................................   7,497   3,720,386
#   Covanta Holding Corp........................................ 220,850   3,990,759
*   Covenant Transportation Group, Inc., Class A................  19,763     385,971
*   CPI Aerostructures, Inc.....................................   7,107      44,987
    CRA International, Inc......................................   9,617     500,853
    Crane Co....................................................  62,637   5,327,277
*   CSW Industrials, Inc........................................  17,375   1,041,631
    CSX Corp.................................................... 311,864  24,833,730
    Cubic Corp..................................................  32,407   1,840,069
    Cummins, Inc................................................  74,956  12,464,433
    Curtiss-Wright Corp.........................................  47,705   5,435,508
    Deere & Co..................................................  64,412  10,668,560
    Delta Air Lines, Inc........................................ 338,350  19,722,421
#   Deluxe Corp.................................................  63,252   2,828,629
#   Donaldson Co., Inc..........................................  88,075   4,715,535
    Douglas Dynamics, Inc.......................................  35,005   1,321,789
    Dover Corp..................................................  80,644   7,906,338
*   Ducommun, Inc...............................................  13,169     534,398
*   DXP Enterprises, Inc........................................  19,774     848,107
#*  Dycom Industries, Inc.......................................  45,595   2,261,056
#*  Eagle Bulk Shipping, Inc....................................  29,366     160,045
    Eastern Co. (The)...........................................   4,389     125,789
    Eaton Corp. P.L.C........................................... 120,015   9,939,642
*   Echo Global Logistics, Inc..................................  38,202     876,354
    Ecology and Environment, Inc., Class A......................     903      10,375
    EMCOR Group, Inc............................................  63,337   5,329,175
    Emerson Electric Co......................................... 108,572   7,707,526
    Encore Wire Corp............................................  26,699   1,582,984
    EnerSys.....................................................  49,887   3,451,682
    Ennis, Inc..................................................  34,457     695,342
    EnPro Industries, Inc.......................................  26,684   1,983,155
    Equifax, Inc................................................  42,708   5,379,073
    ESCO Technologies, Inc......................................  25,975   1,948,125
    Espey Manufacturing & Electronics Corp......................   1,611      40,182
#*  Evoqua Water Technologies Corp..............................   7,150      97,383
#*  ExOne Co. (The).............................................   9,959      88,237
    Expeditors International of Washington, Inc.................  55,543   4,411,225
    Exponent, Inc...............................................  50,000   2,831,000
#   Fastenal Co.................................................  91,222   6,435,712
    Federal Signal Corp.........................................  71,942   2,069,771
    FedEx Corp..................................................  97,812  18,531,461
    Flowserve Corp..............................................  65,653   3,218,967

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Fluor Corp..................................................  74,745 $ 2,969,619
    Forrester Research, Inc.....................................  20,341   1,034,543
#   Fortive Corp................................................  66,741   5,762,418
    Fortune Brands Home & Security, Inc.........................  89,236   4,709,876
    Forward Air Corp............................................  36,968   2,340,814
*   Franklin Covey Co...........................................  13,311     379,497
    Franklin Electric Co., Inc..................................  47,939   2,342,300
#*  FreightCar America, Inc.....................................  12,603      87,213
*   FTI Consulting, Inc.........................................  59,748   5,077,385
*   Gardner Denver Holdings, Inc................................  97,311   3,284,246
#   GATX Corp...................................................  35,809   2,761,948
*   Genco Shipping & Trading, Ltd...............................  19,405     195,990
*   Gencor Industries, Inc......................................  11,809     142,535
*   Generac Holdings, Inc.......................................  82,517   4,537,610
    General Dynamics Corp.......................................  64,163  11,467,211
    General Electric Co......................................... 747,658   7,603,682
*   Genesee & Wyoming, Inc., Class A............................  58,444   5,181,061
*   Gibraltar Industries, Inc...................................  36,956   1,466,045
    Global Brass & Copper Holdings, Inc.........................  38,744   1,681,102
*   GMS, Inc....................................................  47,349     834,289
*   Goldfield Corp. (The).......................................  31,656      74,075
    Gorman-Rupp Co. (The).......................................  35,293   1,175,257
*   GP Strategies Corp..........................................  20,022     254,880
    Graco, Inc.................................................. 111,411   5,709,814
    GrafTech International, Ltd.................................  54,064     619,033
    Graham Corp.................................................   7,838     162,247
#   Granite Construction, Inc...................................  53,468   2,400,179
*   Great Lakes Dredge & Dock Corp..............................  75,977     777,245
    Greenbrier Cos., Inc. (The).................................  40,805   1,449,802
    Griffon Corp................................................  56,022   1,099,152
    H&E Equipment Services, Inc.................................  54,015   1,642,596
    Harris Corp.................................................  69,174  11,655,819
*   Harsco Corp................................................. 108,658   2,460,017
#   Hawaiian Holdings, Inc......................................  87,798   2,476,782
#*  HC2 Holdings, Inc...........................................   6,230      13,332
*   HD Supply Holdings, Inc..................................... 144,444   6,599,646
#   Healthcare Services Group, Inc..............................  24,507     829,562
#   Heartland Express, Inc...................................... 115,676   2,276,504
#   HEICO Corp..................................................  43,021   4,540,006
    HEICO Corp., Class A........................................  62,847   5,620,407
    Heidrick & Struggles International, Inc.....................  25,795     922,945
*   Herc Holdings, Inc..........................................  42,771   2,059,851
*   Heritage-Crystal Clean, Inc.................................  20,432     587,011
    Herman Miller, Inc..........................................  85,547   3,320,935
#*  Hertz Global Holdings, Inc..................................  93,977   1,708,502
    Hexcel Corp................................................. 107,617   7,609,598
*   Hill International, Inc.....................................  40,744     107,972
    Hillenbrand, Inc............................................ 103,461   4,450,892
    HNI Corp....................................................  59,435   2,181,859
    Honeywell International, Inc................................ 133,998  23,266,073
*   Houston Wire & Cable Co.....................................  12,789      79,164
*   Hub Group, Inc., Class A....................................  38,908   1,617,406
    Hubbell, Inc................................................  43,677   5,573,185
*   Hudson Global, Inc..........................................  18,692      29,720
#*  Hudson Technologies, Inc....................................  37,672      50,857
    Huntington Ingalls Industries, Inc..........................  41,775   9,298,279
    Hurco Cos., Inc.............................................   8,108     318,888
*   Huron Consulting Group, Inc.................................  28,531   1,378,903
#*  Huttig Building Products, Inc...............................   5,571      15,209

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Hyster-Yale Materials Handling, Inc.........................  15,181 $ 1,011,358
    ICF International, Inc......................................  21,044   1,638,696
    IDEX Corp...................................................  33,656   5,272,549
*   IES Holdings, Inc...........................................  14,183     248,344
    Illinois Tool Works, Inc....................................  42,024   6,540,195
    Ingersoll-Rand P.L.C........................................ 122,624  15,034,929
*   InnerWorkings, Inc..........................................  85,242     288,118
*   Innovative Solutions & Support, Inc.........................  12,137      44,907
    Insperity, Inc..............................................  52,346   6,258,488
#   Insteel Industries, Inc.....................................  26,337     551,497
    Interface, Inc..............................................  77,195   1,238,208
    ITT, Inc....................................................  91,601   5,546,441
    Jacobs Engineering Group, Inc...............................  73,738   5,747,140
    JB Hunt Transport Services, Inc.............................  38,999   3,684,626
#*  JELD-WEN Holding, Inc....................................... 121,055   2,390,836
*   JetBlue Airways Corp........................................ 275,495   5,110,432
#   John Bean Technologies Corp.................................  22,217   2,439,204
    Johnson Controls International P.L.C........................ 200,739   7,527,712
    Kadant, Inc.................................................  13,178   1,292,630
#   Kaman Corp..................................................  34,460   2,133,419
    Kansas City Southern........................................  50,400   6,206,256
    KAR Auction Services, Inc................................... 149,684   8,454,152
    Kelly Services, Inc., Class A...............................  41,582     925,615
    Kennametal, Inc............................................. 103,754   4,222,788
#*  KeyW Holding Corp. (The)....................................  56,126     636,469
    Kforce, Inc.................................................  46,792   1,685,448
    Kimball International, Inc., Class B........................  64,808   1,014,893
#*  Kirby Corp..................................................  55,355   4,523,611
#   Knight-Swift Transportation Holdings, Inc................... 164,321   5,480,105
    Knoll, Inc..................................................  74,618   1,629,657
    Korn Ferry..................................................  64,344   3,025,455
#*  Kratos Defense & Security Solutions, Inc....................  97,656   1,550,777
    L3 Technologies, Inc........................................  41,625   9,098,392
    Landstar System, Inc........................................  27,561   3,003,047
*   Lawson Products, Inc........................................   6,294     206,695
*   LB Foster Co., Class A......................................  10,130     217,694
#   Lennox International, Inc...................................  18,053   4,900,487
*   Limbach Holdings, Inc.......................................   2,344      21,284
    Lincoln Electric Holdings, Inc..............................  59,616   5,202,688
#   Lindsay Corp................................................  10,424     886,040
    Lockheed Martin Corp........................................  40,781  13,593,531
*   LS Starrett Co. (The), Class A..............................   2,592      18,688
#   LSC Communications, Inc.....................................  34,525     241,330
    LSI Industries, Inc.........................................  23,361      79,427
*   Lydall, Inc.................................................  20,104     494,759
    Macquarie Infrastructure Corp...............................  53,850   2,181,463
*   Manitex International, Inc..................................  12,574      96,065
#*  Manitowoc Co., Inc. (The)...................................  39,244     700,898
    ManpowerGroup, Inc..........................................  45,721   4,391,045
    Marten Transport, Ltd.......................................  57,873   1,144,728
    Masco Corp..................................................  74,631   2,915,087
*   Masonite International Corp.................................  38,747   1,995,083
#*  MasTec, Inc.................................................  84,560   4,282,964
    Matson, Inc.................................................  63,024   2,496,381
    Matthews International Corp., Class A.......................  39,060   1,564,744
    McGrath RentCorp............................................  33,064   2,049,968
*   Mercury Systems, Inc........................................  40,352   2,946,503
*   Meritor, Inc................................................  91,107   2,210,256
#*  Middleby Corp. (The)........................................  42,464   5,610,768

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Milacron Holdings Corp......................................  88,603 $ 1,294,490
    Miller Industries, Inc......................................  10,037     332,024
*   Mistras Group, Inc..........................................  28,670     393,066
    Mobile Mini, Inc............................................  52,321   1,884,602
    Moog, Inc., Class A.........................................  38,692   3,623,119
#*  MRC Global, Inc............................................. 103,528   1,794,140
#   MSA Safety, Inc.............................................  37,215   4,090,301
    MSC Industrial Direct Co., Inc., Class A....................  53,995   4,516,682
    Mueller Industries, Inc.....................................  77,069   2,248,103
    Mueller Water Products, Inc., Class A....................... 222,744   2,390,043
    Multi-Color Corp............................................  24,478   1,221,452
*   MYR Group, Inc..............................................  25,013     904,220
#   National Presto Industries, Inc.............................   6,747     718,555
    Navigant Consulting, Inc....................................  61,700   1,408,611
*   Navistar International Corp.................................  51,681   1,764,389
*   NCI Building Systems, Inc...................................  96,858     554,028
    Nielsen Holdings P.L.C...................................... 134,084   3,423,165
*   NL Industries, Inc..........................................  39,645     140,740
#   NN, Inc.....................................................  39,356     355,778
#   Nordson Corp................................................  45,994   6,712,824
    Norfolk Southern Corp.......................................  96,853  19,759,949
    Northrop Grumman Corp.......................................  40,050  11,610,895
*   Northwest Pipe Co...........................................  11,077     265,516
#*  NOW, Inc.................................................... 140,079   2,047,955
*   NV5 Global, Inc.............................................  11,608     735,251
    nVent Electric P.L.C........................................  70,577   1,972,627
    Old Dominion Freight Line, Inc..............................  78,404  11,704,149
#   Omega Flex, Inc.............................................   3,089     261,515
#*  Orion Group Holdings, Inc...................................  23,843      61,753
    Oshkosh Corp................................................  78,392   6,474,395
    Owens Corning...............................................  95,607   4,901,771
    PACCAR, Inc................................................. 162,634  11,655,979
*   PAM Transportation Services, Inc............................   5,543     277,261
#*  Pangaea Logistics Solutions, Ltd............................  14,834      51,029
    Parker-Hannifin Corp........................................  67,788  12,275,051
    Park-Ohio Holdings Corp.....................................  14,894     545,567
#*  Patrick Industries, Inc.....................................  40,792   2,034,297
*   Patriot Transportation Holding, Inc.........................   1,695      31,646
    Pentair P.L.C............................................... 132,057   5,148,902
*   Performant Financial Corp...................................  53,477     103,211
*   Perma-Pipe International Holdings, Inc......................   2,769      24,810
*   PGT Innovations, Inc........................................  98,942   1,450,490
*   PICO Holdings, Inc..........................................  11,695     133,674
#   Pitney Bowes, Inc...........................................  75,768     538,710
    Powell Industries, Inc......................................  18,073     528,635
    Preformed Line Products Co..................................   4,777     269,375
    Primoris Services Corp......................................  62,925   1,379,316
*   Proto Labs, Inc.............................................  16,397   1,800,227
#   Quad/Graphics, Inc..........................................  60,556     739,389
    Quanex Building Products Corp...............................  42,959     718,274
    Quanta Services, Inc........................................ 134,118   5,445,191
*   Radiant Logistics, Inc......................................  48,514     317,282
    Raven Industries, Inc.......................................  30,265   1,177,611
    Raytheon Co.................................................  53,816   9,557,183
*   RBC Bearings, Inc...........................................  21,455   2,951,135
*   RCM Technologies, Inc.......................................   6,052      24,147
#*  Red Violet, Inc.............................................     746       5,931
    Regal Beloit Corp...........................................  42,050   3,577,614
    Republic Services, Inc...................................... 147,636  12,227,213

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
*   Resideo Technologies, Inc...................................  22,333 $   506,959
    Resources Connection, Inc...................................  48,687     781,913
#   REV Group, Inc..............................................  49,639     629,919
*   Rexnord Corp................................................ 127,123   3,635,718
    Robert Half International, Inc..............................  70,875   4,400,629
    Rockwell Automation, Inc....................................  43,604   7,879,679
#   Rollins, Inc................................................  85,825   3,318,853
    Roper Technologies, Inc.....................................  24,323   8,748,983
    Rush Enterprises, Inc., Class A.............................  36,658   1,554,666
    Rush Enterprises, Inc., Class B.............................   1,308      54,936
    Ryder System, Inc...........................................  86,863   5,472,369
*   Saia, Inc...................................................  33,038   2,127,317
#   Schneider National, Inc., Class B...........................   3,014      62,993
#   Scorpio Bulkers, Inc........................................  70,964     381,786
#*  Sensata Technologies Holding P.L.C.......................... 138,570   6,920,186
*   SIFCO Industries, Inc.......................................   1,400       4,088
    Simpson Manufacturing Co., Inc..............................  48,044   3,059,442
#*  SiteOne Landscape Supply, Inc...............................  29,597   1,991,878
    SkyWest, Inc................................................  65,586   4,039,442
#   Snap-on, Inc................................................  35,034   5,895,521
    Southwest Airlines Co....................................... 295,122  16,004,466
*   SP Plus Corp................................................  26,783     924,549
    Spartan Motors, Inc.........................................  32,820     305,226
    Spirit AeroSystems Holdings, Inc., Class A..................  77,839   6,764,209
*   Spirit Airlines, Inc........................................  88,323   4,803,005
*   SPX Corp....................................................  49,028   1,789,522
*   SPX FLOW, Inc...............................................  52,139   1,873,876
    Standex International Corp..................................  12,499     825,809
    Stanley Black & Decker, Inc.................................  65,913   9,662,846
    Steelcase, Inc., Class A.................................... 110,818   1,916,043
#*  Stericycle, Inc.............................................  33,348   1,947,190
#*  Sterling Construction Co., Inc..............................  28,096     380,982
    Sun Hydraulics Corp.........................................  30,834   1,613,852
#*  Sunrun, Inc................................................. 131,754   2,003,978
    Systemax, Inc...............................................  26,758     607,674
#*  Team, Inc...................................................  32,574     550,501
*   Teledyne Technologies, Inc..................................  36,672   9,113,359
    Tennant Co..................................................  21,274   1,412,168
    Terex Corp..................................................  88,348   2,944,639
    Tetra Tech, Inc.............................................  57,145   3,698,424
*   Textainer Group Holdings, Ltd...............................  58,438     560,420
    Textron, Inc................................................ 146,297   7,753,741
*   Thermon Group Holdings, Inc.................................  36,693     946,312
    Timken Co. (The)............................................  69,507   3,332,861
#   Titan International, Inc....................................  71,467     495,266
*   Titan Machinery, Inc........................................  28,047     482,408
    Toro Co. (The)..............................................  80,842   5,913,592
#*  TPI Composites, Inc.........................................  38,014   1,176,533
*   Transcat, Inc...............................................   4,552     104,924
*   TransDigm Group, Inc........................................   7,991   3,855,817
    TransUnion..................................................  43,924   3,059,307
#*  Trex Co., Inc...............................................  58,144   4,027,635
*   TriMas Corp.................................................  57,658   1,783,362
*   TriNet Group, Inc...........................................  55,574   3,464,483
#   Trinity Industries, Inc..................................... 181,440   3,911,846
    Triton International, Ltd................................... 103,917   3,424,065
#   Triumph Group, Inc..........................................  64,705   1,535,450
*   TrueBlue, Inc...............................................  49,115   1,186,618
#*  Tutor Perini Corp...........................................  60,130   1,200,796

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
INDUSTRIALS -- (Continued)
*   Twin Disc, Inc..............................................  11,080 $      209,855
*   Ultralife Corp..............................................  10,343        119,462
    UniFirst Corp...............................................  15,110      2,389,344
    Union Pacific Corp.......................................... 237,535     42,053,196
*   United Continental Holdings, Inc............................ 208,186     18,499,408
    United Parcel Service, Inc., Class B........................ 115,597     12,278,713
*   United Rentals, Inc.........................................  60,012      8,456,891
    United Technologies Corp.................................... 241,232     34,402,095
#*  Univar, Inc.................................................  75,429      1,684,330
    Universal Forest Products, Inc..............................  74,546      2,754,475
    Universal Logistics Holdings, Inc...........................  20,992        512,625
    US Ecology, Inc.............................................  28,025      1,709,805
*   USA Truck, Inc..............................................   7,165        102,030
    Valmont Industries, Inc.....................................  22,891      3,086,622
*   Vectrus, Inc................................................  12,323        499,698
    Verisk Analytics, Inc.......................................  51,501      7,268,851
*   Veritiv Corp................................................  17,364        484,282
    Viad Corp...................................................  28,309      1,735,625
#*  Vicor Corp..................................................  14,805        555,336
    Virco Manufacturing Corp....................................   2,861         13,018
*   Volt Information Sciences, Inc..............................   6,239         30,197
    VSE Corp....................................................  12,191        372,679
    Wabash National Corp........................................  80,993      1,221,374
*   WABCO Holdings, Inc.........................................  43,139      5,713,329
#   Wabtec Corp.................................................  49,775      3,686,834
#*  WageWorks, Inc..............................................  26,167      1,276,688
    Waste Management, Inc.......................................  99,177     10,645,659
    Watsco, Inc.................................................  28,032      4,442,231
#   Watsco, Inc., Class B.......................................   1,750        285,512
    Watts Water Technologies, Inc., Class A.....................  28,582      2,446,333
#*  Welbilt, Inc................................................ 109,890      1,849,449
#   Werner Enterprises, Inc.....................................  93,733      3,140,055
*   Wesco Aircraft Holdings, Inc................................ 123,282      1,040,500
*   WESCO International, Inc....................................  60,409      3,457,811
#*  Willdan Group, Inc..........................................  10,968        433,565
*   Willis Lease Finance Corp...................................   4,690        233,187
#*  WillScot Corp...............................................  62,785        845,714
    Woodward, Inc...............................................  62,104      6,763,126
    WW Grainger, Inc............................................  24,242      6,836,244
#*  XPO Logistics, Inc.......................................... 137,833      9,383,671
    Xylem, Inc..................................................  89,170      7,436,778
#*  YRC Worldwide, Inc..........................................  37,803        257,438
                                                                         --------------
TOTAL INDUSTRIALS...............................................          1,404,913,094
                                                                         --------------
INFORMATION TECHNOLOGY -- (17.6%)
#*  3D Systems Corp.............................................  87,649        932,585
*   Acacia Communications, Inc..................................  30,215      1,748,844
    Accenture P.L.C., Class A................................... 113,715     20,772,319
*   ACI Worldwide, Inc.......................................... 159,421      5,662,634
#*  ACM Research, Inc., Class A.................................     472          8,133
#*  Adesto Technologies Corp....................................  14,067         89,607
*   Adobe, Inc..................................................  24,312      7,032,246
    ADTRAN, Inc.................................................  55,679        954,338
#*  Advanced Energy Industries, Inc.............................  47,200      2,726,272
#*  Advanced Micro Devices, Inc................................. 246,406      6,808,198
*   Agilysys, Inc...............................................  23,530        450,129
*   Airgain, Inc................................................   3,707         59,201
*   Akamai Technologies, Inc....................................  78,883      6,315,373
#*  Alarm.com Holdings, Inc.....................................  13,800        978,144

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CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Alithya Group, Inc., Class A................................     5,069 $     16,221
#*  ALJ Regional Holdings, Inc..................................    19,718       34,901
    Alliance Data Systems Corp..................................    28,773    4,606,557
*   Alpha & Omega Semiconductor, Ltd............................    29,552      366,445
#*  Alteryx, Inc., Class A......................................     2,091      185,346
#*  Ambarella, Inc..............................................    29,564    1,481,748
    Amdocs, Ltd.................................................    62,015    3,415,786
    American Software, Inc., Class A............................    20,122      260,580
*   Amkor Technology, Inc.......................................   286,075    2,591,840
    Amphenol Corp., Class A.....................................    59,111    5,885,091
#*  Amtech Systems, Inc.........................................    13,453       89,059
    Analog Devices, Inc.........................................   108,455   12,606,809
*   Anixter International, Inc..................................    41,080    2,582,700
*   ANSYS, Inc..................................................    28,861    5,650,984
*   Appfolio, Inc., Class A.....................................     9,326      905,648
    Apple, Inc.................................................. 1,193,559  239,511,485
    Applied Materials, Inc......................................   281,061   12,386,358
#*  Applied Optoelectronics, Inc................................     9,865      123,510
*   Aquantia Corp...............................................    32,820      312,118
*   Arista Networks, Inc........................................    18,089    5,649,014
*   Arlo Technologies, Inc......................................    75,655      300,350
*   Arrow Electronics, Inc......................................    76,010    6,423,605
*   Aspen Technology, Inc.......................................    42,849    5,223,722
    AstroNova, Inc..............................................     3,998      100,030
#*  Asure Software, Inc.........................................     5,929       41,266
#*  Atlassian Corp. P.L.C., Class A.............................     4,739      522,001
*   Autodesk, Inc...............................................    18,873    3,363,357
    Automatic Data Processing, Inc..............................    57,769    9,496,646
#*  Avaya Holdings Corp.........................................    83,356    1,590,432
*   Aviat Networks, Inc.........................................     2,990       40,784
#*  Avid Technology, Inc........................................    42,376      322,058
    Avnet, Inc..................................................   110,063    5,350,162
    AVX Corp....................................................   117,260    1,912,511
*   Aware, Inc..................................................     6,547       21,671
*   Axcelis Technologies, Inc...................................    36,882      785,218
#*  AXT, Inc....................................................    52,486      299,170
    Badger Meter, Inc...........................................    39,109    2,169,767
    Bel Fuse, Inc., Class A.....................................     1,600       32,960
    Bel Fuse, Inc., Class B.....................................    10,720      254,064
#   Belden, Inc.................................................    53,148    2,952,371
    Benchmark Electronics, Inc..................................    52,100    1,408,263
*   BK Technologies Corp........................................       766        3,102
*   Black Knight, Inc...........................................    85,344    4,815,108
    Blackbaud, Inc..............................................    28,689    2,274,751
    Booz Allen Hamilton Holding Corp............................    97,819    5,799,689
*   Bottomline Technologies De, Inc.............................    17,340      876,884
*   Brightcove, Inc.............................................    10,100      101,303
    Broadcom, Inc...............................................    65,997   21,013,445
    Broadridge Financial Solutions, Inc.........................    58,348    6,892,649
#   Brooks Automation, Inc......................................    74,905    2,809,687
*   BSQUARE Corp................................................     9,139       17,455
    Cabot Microelectronics Corp.................................    26,019    3,284,899
*   CACI International, Inc., Class A...........................    24,183    4,714,234
*   Cadence Design Systems, Inc.................................    96,715    6,710,087
#*  CalAmp Corp.................................................    27,267      398,371
*   Calix, Inc..................................................    58,681      401,965
#*  Carbonite, Inc..............................................    31,324      768,378
#*  Cardtronics P.L.C., Class A.................................    55,506    1,984,895
    Cass Information Systems, Inc...............................    14,638      722,093

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   CCUR Holdings, Inc..........................................     5,474 $    18,228
    CDK Global, Inc.............................................    52,612   3,173,556
    CDW Corp....................................................    75,620   7,985,472
*   CEVA, Inc...................................................    18,133     456,770
*   ChannelAdvisor Corp.........................................    18,912     222,216
*   Ciena Corp..................................................   160,071   6,140,324
*   Cirrus Logic, Inc...........................................    81,044   3,856,074
    Cisco Systems, Inc.......................................... 1,030,168  57,637,900
*   Cision, Ltd.................................................    59,202     713,976
    Citrix Systems, Inc.........................................    37,090   3,744,606
*   Clearfield, Inc.............................................     7,734     113,999
#   Cognex Corp.................................................    98,102   4,947,284
    Cognizant Technology Solutions Corp., Class A...............   165,341  12,063,279
#*  Coherent, Inc...............................................    21,708   3,213,001
    Cohu, Inc...................................................    48,266     715,785
*   CommScope Holding Co., Inc..................................   132,566   3,284,985
    Communications Systems, Inc.................................     6,432      17,817
*   CommVault Systems, Inc......................................     1,965     103,359
*   Computer Task Group, Inc....................................    11,157      51,657
    Comtech Telecommunications Corp.............................    14,182     333,702
*   Conduent, Inc...............................................   150,860   1,935,534
*   Control4 Corp...............................................    22,196     386,432
*   CoreLogic, Inc..............................................    99,910   4,057,345
    Corning, Inc................................................   290,852   9,263,636
#*  Coupa Software, Inc.........................................     3,302     341,196
*   Cray, Inc...................................................    48,643   1,277,365
#*  Cree, Inc...................................................   111,609   7,376,239
#   CSG Systems International, Inc..............................    39,407   1,759,523
    CTS Corp....................................................    35,166   1,053,222
#*  CyberOptics Corp............................................     4,601      81,622
    Cypress Semiconductor Corp..................................   282,554   4,854,278
    Daktronics, Inc.............................................    45,909     347,990
*   DASAN Zhone Solutions, Inc..................................     6,989      80,094
*   Data I/O Corp...............................................     5,845      29,167
*   Dell Technologies, Class C..................................    36,711   2,474,689
#*  Diebold Nixdorf, Inc........................................    18,981     191,518
*   Digi International, Inc.....................................    26,824     345,225
*   Diodes, Inc.................................................    61,941   2,255,891
    Dolby Laboratories, Inc., Class A...........................    49,331   3,191,222
#*  Domo, Inc., Class B.........................................     6,093     233,423
*   DSP Group, Inc..............................................    20,898     298,632
    DXC Technology Co...........................................   144,247   9,482,798
#   Ebix, Inc...................................................    30,774   1,553,472
#*  EchoStar Corp., Class A.....................................    45,300   1,805,205
*   eGain Corp..................................................     3,704      37,003
*   Electronics for Imaging, Inc................................    54,438   2,024,549
*   EMCORE Corp.................................................    21,229      83,218
*   Endurance International Group Holdings, Inc.................   106,491     588,895
#   Entegris, Inc...............................................   136,196   5,564,969
#*  Envestnet, Inc..............................................    16,689   1,184,752
*   EPAM Systems, Inc...........................................    24,174   4,335,849
*   ePlus, Inc..................................................    17,759   1,674,496
#*  Euronet Worldwide, Inc......................................    45,560   6,828,988
    EVERTEC, Inc................................................    68,184   2,134,841
*   Evolving Systems, Inc.......................................     1,300       1,404
*   ExlService Holdings, Inc....................................    34,686   2,060,348
*   Extreme Networks, Inc.......................................    10,164      81,312
*   F5 Networks, Inc............................................    21,667   3,399,552
*   Fabrinet....................................................    50,625   3,063,825

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T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                 --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Fair Isaac Corp.............................................    28,227 $ 7,896,503
*   FARO Technologies, Inc......................................    19,942   1,121,738
    Fidelity National Information Services, Inc.................   111,260  12,898,372
*   Finisar Corp................................................   144,554   3,485,197
*   Finjan Holdings, Inc........................................    14,482      42,867
*   First Data Corp., Class A...................................   198,084   5,122,452
#*  First Solar, Inc............................................    78,838   4,850,902
#*  Fiserv, Inc.................................................   141,468  12,341,668
#*  Fitbit, Inc., Class A.......................................   204,259   1,078,488
*   FleetCor Technologies, Inc..................................    40,945  10,684,598
*   Flex, Ltd...................................................   336,356   3,713,370
    FLIR Systems, Inc...........................................   116,230   6,153,216
*   FormFactor, Inc.............................................    97,119   1,840,405
*   Fortinet, Inc...............................................    36,878   3,445,143
*   Frequency Electronics, Inc..................................     4,145      49,947
*   Gartner, Inc................................................    18,874   3,000,400
    Genpact, Ltd................................................   169,717   6,160,727
    Global Payments, Inc........................................   102,877  15,027,243
    GlobalSCAPE, Inc............................................     3,392      25,677
#*  Globant SA..................................................    16,454   1,381,971
*   GoDaddy, Inc., Class A......................................    36,408   2,967,252
*   GSE Systems, Inc............................................     8,763      22,346
*   GSI Technology, Inc.........................................    14,940     121,462
#*  GTT Communications, Inc.....................................    60,847   2,552,532
#*  Guidewire Software, Inc.....................................    21,831   2,325,002
    Hackett Group, Inc. (The)...................................    41,660     639,481
#*  Harmonic, Inc...............................................    87,598     495,805
    Hewlett Packard Enterprise Co...............................   616,923   9,753,553
    HP, Inc.....................................................   312,952   6,243,392
*   HubSpot, Inc................................................     3,949     728,551
#*  Ichor Holdings, Ltd.........................................    30,018     755,853
#*  ID Systems, Inc.............................................     4,988      27,983
*   IEC Electronics Corp........................................     4,588      34,639
#*  II-VI, Inc..................................................    63,935   2,547,170
*   Immersion Corp..............................................    31,194     294,783
#*  Infinera Corp...............................................   200,143     868,621
*   Information Services Group, Inc.............................    22,709      80,844
#*  Inphi Corp..................................................    23,275   1,062,737
#*  Inseego Corp................................................    10,653      48,684
*   Insight Enterprises, Inc....................................    37,341   2,112,754
    Intel Corp.................................................. 1,852,635  94,558,490
    InterDigital, Inc...........................................    55,966   3,659,617
#*  Internap Corp...............................................    11,119      43,809
    International Business Machines Corp........................   204,954  28,748,898
*   inTEST Corp.................................................     2,800      18,536
*   Intevac, Inc................................................    12,535      60,043
    Intuit, Inc.................................................    32,698   8,209,160
#*  IPG Photonics Corp..........................................    38,485   6,724,484
#*  Iteris, Inc.................................................     6,961      30,211
#*  Itron, Inc..................................................    43,548   2,336,786
#   j2 Global, Inc..............................................    55,871   4,895,417
    Jabil, Inc..................................................   243,345   7,351,452
    Jack Henry & Associates, Inc................................    43,188   6,437,603
    Juniper Networks, Inc.......................................   173,224   4,810,430
    KBR, Inc....................................................   179,400   3,986,268
#   KEMET Corp..................................................    69,897   1,249,059
*   Key Tronic Corp.............................................     5,745      31,885
*   Keysight Technologies, Inc..................................   115,835  10,081,120
*   Kimball Electronics, Inc....................................    17,079     258,405

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    KLA-Tencor Corp.............................................    59,798 $  7,623,049
*   Knowles Corp................................................   116,407    2,197,764
#*  Kopin Corp..................................................    39,747       49,684
    Kulicke & Soffa Industries, Inc.............................    86,453    2,011,761
*   KVH Industries, Inc.........................................    13,737      134,623
    Lam Research Corp...........................................    83,915   17,406,488
*   Lattice Semiconductor Corp..................................   105,555    1,366,937
    Leidos Holdings, Inc........................................    84,551    6,212,807
*   Limelight Networks, Inc.....................................    76,314      226,653
#   Littelfuse, Inc.............................................    20,488    4,119,112
*   LiveRamp Holdings, Inc......................................    88,608    5,168,505
    LogMeIn, Inc................................................    36,893    3,039,983
#*  Lumentum Holdings, Inc......................................    35,153    2,178,431
*   Luna Innovations, Inc.......................................     9,046       40,164
*   Luxoft Holding, Inc.........................................    19,694    1,150,523
#*  MACOM Technology Solutions Holdings, Inc....................    70,432      978,300
#*  MagnaChip Semiconductor Corp................................    16,223      143,574
*   Manhattan Associates, Inc...................................    73,490    4,956,901
    ManTech International Corp., Class A........................    33,094    2,051,497
#   Marvell Technology Group, Ltd...............................   328,968    8,230,779
    Mastercard, Inc., Class A...................................   173,588   44,133,013
    Maxim Integrated Products, Inc..............................    86,501    5,190,060
    MAXIMUS, Inc................................................    75,629    5,570,076
#*  MaxLinear, Inc..............................................    53,181    1,431,101
    Methode Electronics, Inc....................................    42,516    1,254,647
#   Microchip Technology, Inc...................................    73,983    7,390,162
*   Micron Technology, Inc......................................   649,261   27,307,918
    Microsoft Corp.............................................. 1,397,830  182,556,598
*   MicroStrategy, Inc., Class A................................     8,582    1,284,725
*   Mimecast, Ltd...............................................     2,492      128,363
#*  Mitek Systems, Inc..........................................    23,421      278,710
    MKS Instruments, Inc........................................    54,977    5,003,457
*   MoneyGram International, Inc................................    37,429      123,890
#*  MongoDB, Inc................................................     1,967      277,190
    Monolithic Power Systems, Inc...............................    24,423    3,802,905
    Monotype Imaging Holdings, Inc..............................    37,930      653,913
    Motorola Solutions, Inc.....................................    35,174    5,097,064
    MTS Systems Corp............................................    21,076    1,158,758
*   Nanometrics, Inc............................................    27,210      810,586
*   Napco Security Technologies, Inc............................     7,089      175,665
    National Instruments Corp...................................    70,927    3,340,662
#*  NCR Corp....................................................    95,736    2,771,557
*   NeoPhotonics Corp...........................................    30,452      207,987
    NetApp, Inc.................................................   122,597    8,931,191
#*  NETGEAR, Inc................................................    38,204    1,185,470
#*  Netscout Systems, Inc.......................................    96,181    2,827,721
*   NetSol Technologies, Inc....................................     3,510       25,483
    Network-1 Technologies, Inc.................................     8,087       19,975
#*  New Relic, Inc..............................................     4,156      437,377
    NIC, Inc....................................................    54,808      945,986
*   Novanta, Inc................................................    30,942    2,692,573
*   Nuance Communications, Inc..................................   227,311    3,825,644
#*  Nutanix, Inc., Class A......................................    12,958      559,656
#   NVE Corp....................................................     3,642      348,940
    NVIDIA Corp.................................................   138,723   25,108,863
#*  Okta, Inc...................................................     7,869      818,612
*   ON Semiconductor Corp.......................................   440,330   10,154,010
*   OneSpan, Inc................................................    33,564      622,277
    Oracle Corp.................................................   481,175   26,623,413

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  OSI Systems, Inc............................................  21,769 $ 1,962,040
*   Palo Alto Networks, Inc.....................................   5,065   1,260,324
#*  PAR Technology Corp.........................................   9,783     231,955
    Park Electrochemical Corp...................................  19,413     319,344
    Paychex, Inc................................................  89,834   7,573,905
#*  Paycom Software, Inc........................................  39,371   7,973,809
*   Paylocity Holding Corp......................................  22,325   2,155,479
*   PayPal Holdings, Inc........................................ 118,229  13,332,684
    PC Connection, Inc..........................................  33,214   1,234,232
*   PCM, Inc....................................................  11,350     313,147
    PC-Tel, Inc.................................................  14,847      70,226
#*  PDF Solutions, Inc..........................................  36,748     476,989
#   Pegasystems, Inc............................................  24,892   1,867,149
#*  Perceptron, Inc.............................................   8,358      60,846
#*  Perficient, Inc.............................................  47,526   1,399,165
    Perspecta, Inc..............................................  78,852   1,819,904
*   PFSweb, Inc.................................................  15,487      71,550
*   Photronics, Inc.............................................  80,157     748,666
#*  Pivotal Software, Inc., Class A.............................  18,361     398,434
*   Pixelworks, Inc.............................................  15,908      73,336
#   Plantronics, Inc............................................  36,351   1,871,349
*   Plexus Corp.................................................  42,331   2,547,480
    Power Integrations, Inc.....................................  24,026   1,898,535
#   Presidio, Inc...............................................  73,719   1,107,259
*   PRGX Global, Inc............................................  19,607     157,248
    Progress Software Corp......................................  58,751   2,679,633
*   Proofpoint, Inc.............................................   2,844     356,694
#*  PTC, Inc....................................................  24,349   2,202,854
#*  Pure Storage, Inc., Class A.................................  21,413     489,501
    QAD, Inc., Class A..........................................   9,085     425,814
    QAD, Inc., Class B..........................................   1,920      63,648
*   Qorvo, Inc..................................................  79,280   5,994,361
    QUALCOMM, Inc............................................... 407,518  35,099,525
#*  Qualys, Inc.................................................  18,758   1,693,097
*   Quantenna Communications, Inc...............................  27,814     677,271
*   Rambus, Inc................................................. 128,200   1,469,172
*   RealNetworks, Inc...........................................  65,004     169,010
#*  RealPage, Inc...............................................  26,839   1,750,171
*   Red Hat, Inc................................................  23,266   4,246,743
*   Ribbon Communications, Inc.................................. 118,289     634,029
    Richardson Electronics, Ltd.................................   8,608      50,357
*   RingCentral, Inc., Class A..................................   6,933     806,793
*   Rogers Corp.................................................  18,677   3,128,771
*   Rudolph Technologies, Inc...................................  42,313   1,023,551
    Sabre Corp.................................................. 196,123   4,071,513
*   salesforce.com, Inc.........................................  27,620   4,566,967
*   Sanmina Corp................................................  84,596   2,869,496
    Sapiens International Corp. NV..............................  14,199     218,239
*   ScanSource, Inc.............................................  31,397   1,182,097
    Science Applications International Corp.....................  59,397   4,451,805
*   Seachange International, Inc................................  29,323      39,000
    Seagate Technology P.L.C.................................... 111,640   5,394,445
*   Semtech Corp................................................  54,038   2,911,027
*   ServiceNow, Inc.............................................   7,840   2,128,638
*   ServiceSource International, Inc............................  30,324      32,143
*   Silicon Laboratories, Inc...................................  29,127   3,135,813
    Skyworks Solutions, Inc..................................... 104,842   9,244,968
#*  SMART Global Holdings, Inc..................................  26,976     586,458
#*  SMTC Corp...................................................  11,112      37,670

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  SolarEdge Technologies, Inc.................................  56,486 $ 2,502,330
*   Splunk, Inc.................................................   7,924   1,093,829
*   SPS Commerce, Inc...........................................   9,989   1,036,259
*   Square, Inc., Class A.......................................   9,357     681,377
    SS&C Technologies Holdings, Inc.............................  83,532   5,651,775
*   StarTek, Inc................................................  25,665     177,089
*   Steel Connect, Inc..........................................  53,705     105,262
#*  Stratasys, Ltd..............................................  64,399   1,497,277
*   Super Micro Computer, Inc...................................  50,253   1,126,672
*   Sykes Enterprises, Inc......................................  52,599   1,459,622
    Symantec Corp............................................... 156,816   3,796,515
#*  Synacor, Inc................................................   3,670       5,358
#*  Synaptics, Inc..............................................  37,483   1,411,985
*   Synchronoss Technologies, Inc...............................  39,236     211,090
    SYNNEX Corp.................................................  56,884   6,136,646
*   Synopsys, Inc...............................................  44,219   5,354,037
*   Tableau Software, Inc., Class A.............................  11,676   1,422,254
    TE Connectivity, Ltd........................................ 140,789  13,466,468
*   Tech Data Corp..............................................  44,291   4,721,864
*   Telaria, Inc................................................  26,569     191,563
#*  Telenav, Inc................................................  35,217     219,402
*   Teradata Corp............................................... 145,987   6,638,029
    Teradyne, Inc............................................... 171,647   8,410,703
#   TESSCO Technologies, Inc....................................   6,626     122,846
    Texas Instruments, Inc...................................... 186,773  22,007,463
    TiVo Corp................................................... 101,944     955,215
    Total System Services, Inc.................................. 115,925  11,852,172
#*  Trade Desk, Inc. (The), Class A.............................   7,478   1,656,227
    TransAct Technologies, Inc..................................   6,652      62,662
    Travelport Worldwide, Ltd...................................  93,888   1,472,164
*   Trimble, Inc................................................  75,411   3,078,277
    TTEC Holdings, Inc..........................................  53,568   1,953,089
#*  TTM Technologies, Inc....................................... 128,870   1,706,239
#*  Twilio, Inc., Class A.......................................   3,895     534,160
*   Tyler Technologies, Inc.....................................  10,588   2,455,463
#   Ubiquiti Networks, Inc......................................  40,771   6,949,417
*   Ultimate Software Group, Inc. (The).........................   5,834   1,929,012
#*  Ultra Clean Holdings, Inc...................................  39,504     472,863
#*  Unisys Corp.................................................  20,516     229,984
#   Universal Display Corp......................................  14,522   2,317,711
*   Upland Software, Inc........................................   4,874     226,592
#*  USA Technologies, Inc.......................................   8,489      48,133
*   Veeco Instruments, Inc......................................  59,239     721,531
*   Verint Systems, Inc.........................................  52,741   3,185,029
*   VeriSign, Inc...............................................  14,100   2,784,045
    Versum Materials, Inc.......................................  74,455   3,885,062
#*  ViaSat, Inc.................................................  39,920   3,625,534
*   Viavi Solutions, Inc........................................ 203,831   2,710,952
*   Virtusa Corp................................................  34,357   1,908,531
    Visa, Inc., Class A......................................... 350,018  57,553,460
    Vishay Intertechnology, Inc................................. 154,327   3,057,218
*   Vishay Precision Group, Inc.................................  10,529     398,733
    VMware, Inc., Class A.......................................   6,687   1,365,017
    Wayside Technology Group, Inc...............................   3,335      39,486
    Western Digital Corp........................................ 145,325   7,429,014
#   Western Union Co. (The)..................................... 181,401   3,526,435
*   WEX, Inc....................................................  37,378   7,860,593
*   Workday, Inc., Class A......................................   3,900     801,957
*   Worldpay, Inc., Class A.....................................  67,695   7,934,531

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CONTINUED

                                                                 SHARES      VALUE+
                                                                 ------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    Xerox Corp.................................................. 173,641 $    5,792,664
    Xilinx, Inc.................................................  95,771     11,505,928
    Xperi Corp..................................................  59,761      1,485,061
*   Zebra Technologies Corp., Class A...........................  53,438     11,282,899
*   Zendesk, Inc................................................   6,772        594,446
*   Zix Corp....................................................  42,901        349,643
                                                                         --------------
TOTAL INFORMATION TECHNOLOGY....................................          1,849,694,262
                                                                         --------------
MATERIALS -- (4.0%)
#   Advanced Emissions Solutions, Inc...........................   1,692         19,120
*   AdvanSix, Inc...............................................  36,394      1,100,191
#*  AgroFresh Solutions, Inc....................................  19,213         61,289
    Air Products & Chemicals, Inc...............................  38,463      7,915,301
#*  AK Steel Holding Corp....................................... 254,872        616,790
#   Albemarle Corp..............................................  63,888      4,795,433
*   Alcoa Corp..................................................  87,091      2,323,588
#*  Allegheny Technologies, Inc.................................  98,654      2,458,458
    American Vanguard Corp......................................  40,452        636,715
#*  Ampco-Pittsburgh Corp.......................................   3,640         11,721
#   AptarGroup, Inc.............................................  73,152      8,137,429
    Ashland Global Holdings, Inc................................  39,372      3,170,627
    Avery Dennison Corp.........................................  79,803      8,830,202
*   Axalta Coating Systems, Ltd................................. 211,617      5,709,427
    Balchem Corp................................................  30,850      3,131,584
    Ball Corp................................................... 185,037     11,091,118
    Bemis Co., Inc.............................................. 108,679      6,240,348
*   Berry Global Group, Inc..................................... 109,212      6,421,666
    Boise Cascade Co............................................  49,459      1,369,520
    Cabot Corp..................................................  58,563      2,657,589
#   Carpenter Technology Corp...................................  59,378      2,949,305
    Celanese Corp...............................................  86,305      9,311,446
#*  Century Aluminum Co......................................... 106,878        898,844
    CF Industries Holdings, Inc................................. 115,649      5,178,762
    Chase Corp..................................................  10,926      1,023,438
    Chemours Co. (The).......................................... 108,352      3,901,756
#*  Clearwater Paper Corp.......................................  20,022        403,844
#   Cleveland-Cliffs, Inc....................................... 289,795      2,895,052
#*  Coeur Mining, Inc........................................... 233,931        844,491
#   Commercial Metals Co........................................ 145,236      2,511,130
#   Compass Minerals International, Inc.........................  42,409      2,433,853
*   Contango ORE, Inc...........................................     780         19,617
    Core Molding Technologies, Inc..............................   6,699         54,396
#*  Crown Holdings, Inc.........................................  96,831      5,628,786
    Domtar Corp.................................................  80,327      3,927,990
*   Dow, Inc.................................................... 137,345      7,791,582
    DowDuPont, Inc.............................................. 412,036     15,842,784
#   Eagle Materials, Inc........................................  41,526      3,775,129
    Eastman Chemical Co.........................................  86,161      6,796,380
    Ecolab, Inc.................................................  28,663      5,276,285
#   Element Solutions, Inc...................................... 302,466      3,284,781
*   Ferro Corp.................................................. 109,934      1,964,521
    Ferroglobe P.L.C............................................ 128,681        276,664
#*  Flotek Industries, Inc......................................  43,297        154,570
    FMC Corp....................................................  55,416      4,381,189
    Freeport-McMoRan, Inc....................................... 785,168      9,665,418
    Friedman Industries, Inc....................................   5,121         37,639
    FutureFuel Corp.............................................  43,253        635,387
#*  GCP Applied Technologies, Inc...............................  83,417      2,401,575
    Gold Resource Corp..........................................  70,007        256,226

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
MATERIALS -- (Continued)
#   Graphic Packaging Holding Co................................ 456,613 $ 6,337,788
    Greif, Inc., Class A........................................  37,608   1,486,268
    Greif, Inc., Class B........................................  10,885     529,555
    Hawkins, Inc................................................  12,128     447,644
    Haynes International, Inc...................................  15,440     498,866
#   HB Fuller Co................................................  62,098   3,040,939
#   Hecla Mining Co............................................. 575,847   1,209,279
    Huntsman Corp............................................... 345,609   7,686,344
*   Ingevity Corp...............................................  34,911   4,015,114
    Innophos Holdings, Inc......................................  23,873     768,472
    Innospec, Inc...............................................  25,734   2,182,758
#   International Flavors & Fragrances, Inc.....................  19,260   2,653,835
    International Paper Co...................................... 222,109  10,396,922
*   Intrepid Potash, Inc........................................ 153,694     571,742
    Kaiser Aluminum Corp........................................  12,565   1,236,396
*   Koppers Holdings, Inc.......................................  24,108     644,648
*   Kraton Corp.................................................  40,048   1,314,375
#   Kronos Worldwide, Inc.......................................  83,977   1,142,087
    Linde P.L.C.................................................  50,058   9,023,455
#*  Livent Corp.................................................  51,830     558,727
    Louisiana-Pacific Corp...................................... 150,572   3,771,829
#*  LSB Industries, Inc.........................................  29,408     172,037
    LyondellBasell Industries NV, Class A....................... 115,041  10,150,067
#   Martin Marietta Materials, Inc..............................  26,524   5,885,676
    Materion Corp...............................................  26,150   1,517,485
#   Mercer International, Inc...................................  83,349   1,180,222
    Minerals Technologies, Inc..................................  43,020   2,700,365
    Mosaic Co. (The)............................................ 153,756   4,014,569
    Myers Industries, Inc.......................................  69,668   1,246,361
    Neenah, Inc.................................................  22,884   1,552,679
#   NewMarket Corp..............................................   7,928   3,326,430
#   Newmont Goldcorp Corp....................................... 244,073   7,580,907
#   Nexa Resources SA...........................................   3,500      41,440
    Northern Technologies International Corp....................   2,728      72,237
    Nucor Corp.................................................. 118,240   6,747,957
    Olin Corp................................................... 234,289   5,081,728
    Olympic Steel, Inc..........................................  16,080     260,818
*   OMNOVA Solutions, Inc.......................................  63,080     466,792
    Owens-Illinois, Inc......................................... 206,316   4,076,804
    Packaging Corp. of America..................................  63,610   6,307,568
#   PH Glatfelter Co............................................  48,803     770,111
    PolyOne Corp................................................  93,130   2,574,113
    PPG Industries, Inc......................................... 103,673  12,181,578
*   PQ Group Holdings, Inc......................................   3,040      48,062
    Quaker Chemical Corp........................................  15,831   3,543,294
#*  Ramaco Resources, Inc.......................................   6,117      41,106
#   Rayonier Advanced Materials, Inc............................  61,501     912,675
    Reliance Steel & Aluminum Co................................  71,129   6,541,023
    Resolute Forest Products, Inc...............................  64,156     507,474
#   Royal Gold, Inc.............................................  47,315   4,119,244
#   RPM International, Inc...................................... 100,884   6,118,615
*   Ryerson Holding Corp........................................  34,253     296,288
    Schnitzer Steel Industries, Inc., Class A...................  31,040     736,269
    Schweitzer-Mauduit International, Inc.......................  39,405   1,401,636
#   Scotts Miracle-Gro Co. (The)................................  50,580   4,300,312
#   Sealed Air Corp.............................................  80,023   3,730,672
#   Sensient Technologies Corp..................................  53,745   3,768,599
    Sherwin-Williams Co. (The)..................................  13,434   6,110,186
    Silgan Holdings, Inc........................................ 128,720   3,853,877

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
MATERIALS -- (Continued)
#   Sonoco Products Co.......................................... 111,793 $  7,049,667
    Southern Copper Corp........................................  22,465      863,105
    Steel Dynamics, Inc......................................... 195,556    6,195,214
    Stepan Co...................................................  28,889    2,673,388
#*  Summit Materials, Inc., Class A............................. 136,643    2,393,985
*   SunCoke Energy, Inc......................................... 114,410      985,070
    Synalloy Corp...............................................   5,922      104,523
#*  TimkenSteel Corp............................................  67,070      680,090
*   Trecora Resources...........................................  20,945      195,836
    Tredegar Corp...............................................  34,968      630,123
    Trinseo SA..................................................  49,458    2,223,137
*   Tronox Holdings P.L.C., Class A.............................  79,396    1,122,659
*   UFP Technologies, Inc.......................................   4,382      159,505
    United States Lime & Minerals, Inc..........................   5,417      438,344
#   United States Steel Corp.................................... 137,736    2,148,682
*   Universal Stainless & Alloy Products, Inc...................   9,341      134,417
#*  US Concrete, Inc............................................  21,479    1,012,305
    Valvoline, Inc.............................................. 121,136    2,241,016
*   Venator Materials P.L.C.....................................  19,556      118,509
*   Verso Corp., Class A........................................  39,389      879,163
    Vulcan Materials Co.........................................  44,838    5,654,520
    Warrior Met Coal, Inc.......................................  63,386    1,964,966
    Westlake Chemical Corp......................................  79,109    5,517,853
    WestRock Co................................................. 125,734    4,825,671
    Worthington Industries, Inc.................................  77,854    3,124,281
#   WR Grace & Co...............................................  38,403    2,902,499
                                                                         ------------
TOTAL MATERIALS.................................................          420,913,803
                                                                         ------------
REAL ESTATE -- (0.4%)
    Alexander & Baldwin, Inc....................................  68,925    1,628,009
*   Altisource Asset Management Corp............................     743       20,061
#*  Altisource Portfolio Solutions SA...........................   8,399      198,804
*   CBRE Group, Inc., Class A................................... 182,441    9,499,703
    CKX Lands, Inc..............................................      39          398
    Consolidated-Tomoka Land Co.................................   5,564      344,968
#*  Five Point Holdings LLC, Class A............................     922        7,846
*   Forestar Group, Inc.........................................   2,633       50,738
*   FRP Holdings, Inc...........................................  10,189      516,480
    Griffin Industrial Realty, Inc..............................   3,069      112,049
    HFF, Inc., Class A..........................................  68,990    3,283,234
*   Howard Hughes Corp. (The)...................................  32,393    3,595,623
    Jones Lang LaSalle, Inc.....................................  37,280    5,762,370
    Kennedy-Wilson Holdings, Inc................................ 174,667    3,762,327
*   Marcus & Millichap, Inc.....................................  49,855    2,148,751
    Newmark Group, Inc., Class A................................ 167,531    1,427,364
*   Rafael Holdings, Inc., Class B..............................  16,232      262,958
    RE/MAX Holdings, Inc., Class A..............................  21,136      915,823
#   Realogy Holdings Corp....................................... 153,794    2,002,398
#   RMR Group, Inc. (The), Class A..............................  12,637      730,924
#*  St Joe Co. (The)............................................  69,648    1,186,802
#*  Stratus Properties, Inc.....................................   7,316      195,922
*   Tejon Ranch Co..............................................  31,003      534,802
*   Trinity Place Holdings, Inc.................................  16,037       62,865
                                                                         ------------
TOTAL REAL ESTATE...............................................           38,251,219
                                                                         ------------
UTILITIES -- (1.8%)
    AES Corp.................................................... 259,356    4,440,175
    ALLETE, Inc.................................................  28,503    2,321,569

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
UTILITIES -- (Continued)
    Alliant Energy Corp.........................................  39,365 $ 1,859,209
    Ameren Corp.................................................  38,281   2,785,708
    American Electric Power Co., Inc............................  37,600   3,216,680
#   American States Water Co....................................  26,118   1,858,818
    American Water Works Co., Inc...............................  27,481   2,973,169
#   Aqua America, Inc...........................................  75,684   2,956,217
*   AquaVenture Holdings, Ltd...................................   1,020      19,839
    Artesian Resources Corp., Class A...........................   6,355     230,559
    Atlantica Yield P.L.C.......................................  92,208   1,889,342
    Atmos Energy Corp...........................................  35,933   3,677,383
#   Avangrid, Inc...............................................  24,409   1,249,985
    Avista Corp.................................................  39,964   1,724,047
#   Black Hills Corp............................................  45,735   3,327,679
    California Water Service Group..............................  43,574   2,195,694
    CenterPoint Energy, Inc.....................................  67,859   2,103,629
    Chesapeake Utilities Corp...................................  14,778   1,369,034
#   Clearway Energy, Inc., Class A..............................  22,752     349,698
#   Clearway Energy, Inc., Class C..............................  47,356     751,540
    CMS Energy Corp.............................................  43,000   2,388,650
#   Connecticut Water Service, Inc..............................  10,735     736,099
    Consolidated Edison, Inc....................................  45,653   3,933,463
    Consolidated Water Co., Ltd.................................   8,030     101,660
    Dominion Energy, Inc........................................  63,687   4,959,307
    DTE Energy Co...............................................  26,133   3,285,179
    Duke Energy Corp............................................  50,672   4,617,233
    Edison International........................................  46,580   2,970,407
    El Paso Electric Co.........................................  35,161   2,148,689
    Entergy Corp................................................  31,223   3,025,509
    Evergy, Inc.................................................  85,366   4,935,862
    Eversource Energy...........................................  45,056   3,228,713
    Exelon Corp.................................................  70,755   3,604,967
    FirstEnergy Corp............................................  72,534   3,048,604
#   Genie Energy, Ltd., Class B.................................  15,076     131,010
#   Hawaiian Electric Industries, Inc...........................  46,687   1,936,577
    IDACORP, Inc................................................  27,260   2,699,285
    MDU Resources Group, Inc.................................... 130,696   3,417,700
    MGE Energy, Inc.............................................  30,533   2,069,832
    Middlesex Water Co..........................................  14,184     822,530
#   National Fuel Gas Co........................................  37,254   2,205,809
#   New Jersey Resources Corp...................................  62,225   3,116,228
    NextEra Energy, Inc.........................................  36,470   7,091,227
    NiSource, Inc............................................... 106,538   2,959,626
    Northwest Natural Holding Co................................  25,919   1,733,722
    NorthWestern Corp...........................................  41,554   2,902,547
    NRG Energy, Inc............................................. 368,666  15,177,979
    OGE Energy Corp.............................................  77,354   3,275,168
    ONE Gas, Inc................................................  29,343   2,597,442
#   Ormat Technologies, Inc.....................................  52,901   3,087,302
    Otter Tail Corp.............................................  36,029   1,848,288
#   Pattern Energy Group, Inc., Class A.........................  89,943   2,079,482
*   PG&E Corp...................................................  33,562     755,816
    Pinnacle West Capital Corp..................................  20,547   1,957,513
    PNM Resources, Inc..........................................  68,383   3,175,707
    Portland General Electric Co................................  53,704   2,809,256
#   PPL Corp....................................................  96,485   3,011,297
    Public Service Enterprise Group, Inc........................  50,049   2,985,423
*   Pure Cycle Corp.............................................  13,614     136,821
    RGC Resources, Inc..........................................   4,261     118,030
#   Sempra Energy...............................................  18,649   2,386,140

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE+
                                                                   ---------- ---------------
UTILITIES -- (Continued)
      SJW Group...................................................     25,140 $     1,560,188
#     South Jersey Industries, Inc................................     72,979       2,344,086
      Southern Co. (The)..........................................     77,191       4,108,105
      Southwest Gas Holdings, Inc.................................     25,612       2,130,662
#     Spark Energy, Inc., Class A.................................      6,094          57,649
      Spire, Inc..................................................     23,955       2,016,771
#     TerraForm Power, Inc., Class A..............................      4,425          60,003
      UGI Corp....................................................     97,055       5,290,468
      Unitil Corp.................................................     12,837         730,554
      Vistra Energy Corp..........................................    298,203       8,126,032
      WEC Energy Group, Inc.......................................     42,573       3,339,000
      Xcel Energy, Inc............................................     56,192       3,174,848
      York Water Co. (The)........................................      9,812         333,902
                                                                              ---------------
TOTAL UTILITIES...................................................                194,044,341
                                                                              ---------------
TOTAL COMMON STOCKS...............................................              9,807,382,897
                                                                              ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc............................................      9,450         243,904
                                                                              ---------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
#*>>  Parker Drilling Co. Warrents 09/16/24.......................      1,207               0
                                                                              ---------------
TOTAL INVESTMENT SECURITIES.......................................              9,807,626,801
                                                                              ---------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 30,639,509      30,639,509
                                                                              ---------------
SECURITIES LENDING COLLATERAL -- (6.5%)
@(S)  The DFA Short Term Investment Fund.......................... 59,613,067     689,782,801
                                                                              ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,301,046,209)...........................................            $10,528,049,111
                                                                              ===============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------------------
                                                      LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
                                              --------------- --------------- --------------- --------------
Common Stocks
   Communication Services.................... $  771,111,945             --              --   $  771,111,945
   Consumer Discretionary....................  1,195,825,017   $      1,516              --    1,195,826,533
   Consumer Staples..........................    545,486,854             --              --      545,486,854
   Energy....................................    542,915,044             --              --      542,915,044
   Financials................................  1,747,050,573          4,161              --    1,747,054,734
   Health Care...............................  1,097,171,068             --              --    1,097,171,068
   Industrials...............................  1,404,913,094             --              --    1,404,913,094
   Information Technology....................  1,849,694,262             --              --    1,849,694,262
   Materials.................................    420,913,803             --              --      420,913,803
   Real Estate...............................     38,251,219             --              --       38,251,219
   Utilities.................................    194,044,341             --              --      194,044,341

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
                                              ---------------- ---------------- ---------------- ---------------
Preferred Stocks
   Communication Services....................  $      243,904              --               --   $       243,904
Temporary Cash Investments...................      30,639,509              --               --        30,639,509
Securities Lending Collateral................              --    $689,782,801               --       689,782,801
                                               --------------    ------------    -------------   ---------------
TOTAL........................................  $9,838,260,633    $689,788,478               --   $10,528,049,111
                                               ==============    ============    =============   ===============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
COMMON STOCKS -- (98.6%)
AUSTRALIA -- (5.8%)
    AMP, Ltd.................................................... 2,439,590 $  3,910,503
    Aurizon Holdings, Ltd.......................................   173,465      582,063
    Australia & New Zealand Banking Group, Ltd.................. 3,010,395   57,753,153
    Bank of Queensland, Ltd.....................................   424,892    2,776,929
    Bendigo & Adelaide Bank, Ltd................................   489,636    3,556,378
    BlueScope Steel, Ltd........................................   989,921    9,407,011
    Boral, Ltd.................................................. 1,133,389    3,880,316
    Challenger, Ltd.............................................    70,533      408,312
    Crown Resorts, Ltd..........................................    31,033      290,903
    Downer EDI, Ltd.............................................   680,607    3,716,038
    Fortescue Metals Group, Ltd................................. 3,084,104   15,584,613
    Harvey Norman Holdings, Ltd.................................   940,640    2,765,604
    Incitec Pivot, Ltd.......................................... 2,149,001    5,106,894
    National Australia Bank, Ltd................................ 1,249,963   22,318,125
    Newcrest Mining, Ltd........................................   574,083   10,141,302
    Oil Search, Ltd.............................................   206,961    1,133,407
    Origin Energy, Ltd.......................................... 1,172,300    6,091,937
    QBE Insurance Group, Ltd....................................   740,174    6,751,163
    Qube Holdings, Ltd..........................................   137,805      275,073
    Rio Tinto, Ltd..............................................       846       57,022
    Santos, Ltd................................................. 2,296,013   11,619,222
    South32, Ltd................................................ 5,219,636   12,327,844
    Star Entertainment Grp, Ltd. (The)..........................   807,852    2,586,729
    Suncorp Group, Ltd.......................................... 1,263,194   11,821,288
    Tabcorp Holdings, Ltd....................................... 1,331,242    4,495,188
    Westpac Banking Corp........................................    49,252      956,789
    Westpac Banking Corp., Sponsored ADR........................    10,974      214,103
    Whitehaven Coal, Ltd........................................ 1,130,734    3,353,568
    Woodside Petroleum, Ltd.....................................   744,102   18,550,258
    WorleyParsons, Ltd..........................................   215,076    2,167,266
                                                                           ------------
TOTAL AUSTRALIA.................................................            224,599,001
                                                                           ------------
AUSTRIA -- (0.1%)...............................................
    Erste Group Bank AG.........................................    27,558    1,102,763
    Raiffeisen Bank International AG............................   105,987    2,826,912
    Verbund AG..................................................     3,594      178,468
    Voestalpine AG..............................................    14,360      462,019
                                                                           ------------
TOTAL AUSTRIA...................................................              4,570,162
                                                                           ------------
BELGIUM -- (1.1%)
    Ageas.......................................................   207,329   10,956,391
    KBC Group NV................................................   179,942   13,358,148
    Proximus SADP...............................................    15,452      432,766
    Solvay SA...................................................    86,655   10,448,490
    UCB SA......................................................   114,937    9,135,071
                                                                           ------------
TOTAL BELGIUM...................................................             44,330,866
                                                                           ------------
CANADA -- (8.3%)
    Agnico Eagle Mines, Ltd.....................................   134,603    5,573,910
    AltaGas, Ltd................................................   111,722    1,485,235
    ARC Resources, Ltd..........................................    90,802      576,790
    Bank of Montreal............................................   423,189   33,419,235
    Bank of Nova Scotia (The)...................................   305,691   16,831,346
    Barrick Gold Corp...........................................   637,692    8,106,214

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
CANADA -- (Continued)
    Barrick Gold Corp...........................................    56,177 $    714,571
*   Bausch Health Cos., Inc.....................................   252,031    5,819,396
    Cameco Corp.................................................   244,907    2,703,773
    Canadian Imperial Bank of Commerce..........................    40,934    3,447,461
    Canadian Natural Resources, Ltd............................. 1,036,236   31,066,355
    Cenovus Energy, Inc.........................................   102,100    1,012,083
    Cenovus Energy, Inc.........................................   429,409    4,255,443
    Crescent Point Energy Corp..................................    81,243      315,223
    Empire Co., Ltd., Class A...................................    74,884    1,665,704
    Encana Corp.................................................   625,386    4,332,001
    Encana Corp.................................................   146,858    1,017,726
    Fairfax Financial Holdings, Ltd.............................    28,967   13,813,867
    First Quantum Minerals, Ltd.................................   495,274    5,231,113
    Genworth MI Canada, Inc.....................................    42,300    1,314,435
    Great-West Lifeco, Inc......................................   151,598    3,810,036
    Husky Energy, Inc...........................................   558,772    6,064,454
*   IA Financial Crop., Inc.....................................   155,214    6,179,827
    Imperial Oil, Ltd...........................................   206,431    6,003,014
*   Kinross Gold Corp........................................... 1,947,880    6,193,901
    Linamar Corp................................................    57,975    2,199,216
    Lundin Mining Corp..........................................   846,501    4,543,064
    Magna International, Inc....................................   316,805   17,627,030
    Manulife Financial Corp.....................................   422,548    7,781,040
    Manulife Financial Corp.....................................   477,853    8,797,274
    Metro, Inc..................................................    16,689      604,177
    Nutrien, Ltd................................................   233,353   12,643,076
*   Seven Generations Energy, Ltd., Class A.....................   131,944    1,034,121
    SNC-Lavalin Group, Inc......................................    11,061      275,761
*   Stars Group, Inc. (The).....................................    69,559    1,313,970
    Sun Life Financial, Inc.....................................   351,587   14,601,408
    Suncor Energy, Inc.......................................... 1,412,388   46,590,870
    Teck Resources, Ltd., Class A...............................       600       14,112
    Teck Resources, Ltd., Class B...............................   222,229    5,255,068
    Teck Resources, Ltd., Class B...............................   592,686   14,017,024
    TMX Group, Ltd..............................................    48,600    3,100,213
    Tourmaline Oil Corp.........................................   308,091    4,606,302
*   Turquoise Hill Resources, Ltd...............................   636,294      949,905
    West Fraser Timber Co., Ltd.................................     8,871      456,694
    Wheaton Precious Metals Corp................................   192,935    4,182,831
    WSP Global, Inc.............................................     2,171      117,228
                                                                           ------------
TOTAL CANADA....................................................            321,663,497
                                                                           ------------
DENMARK -- (1.8%)
    AP Moller--Maersk A.S., Class A.............................     1,275    1,559,609
    AP Moller--Maersk A.S., Class B.............................     2,675    3,448,327
    Carlsberg A.S., Class B.....................................    83,957   10,855,708
    Danske Bank A.S.............................................   258,347    4,591,797
*   Demant A.S..................................................     6,352      200,700
*   Drilling Co. of 1972 A.S. (The).............................     7,900      606,478
    DSV A.S.....................................................   161,387   14,955,379
    H Lundbeck A.S..............................................    79,052    3,332,711
    ISS A.S.....................................................   163,361    5,087,326
    Rockwool International A.S., Class B........................     6,187    1,655,323
    Tryg A.S....................................................    62,921    1,925,676
    Vestas Wind Systems A.S.....................................   222,153   20,101,262
                                                                           ------------
TOTAL DENMARK...................................................             68,320,296
                                                                           ------------

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
FINLAND -- (0.9%)
    Fortum Oyj..................................................   318,452 $  6,754,530
    Nokia Oyj................................................... 1,736,241    9,123,273
    Stora Enso Oyj, Class R.....................................   435,368    5,421,861
    UPM-Kymmene Oyj.............................................   446,721   12,613,083
                                                                           ------------
TOTAL FINLAND...................................................             33,912,747
                                                                           ------------
FRANCE -- (9.9%)
    Amundi SA...................................................    26,289    1,891,420
    Arkema SA...................................................    79,131    8,124,900
    Atos SE.....................................................     6,619      682,490
#   AXA SA......................................................   608,078   16,215,341
    BNP Paribas SA..............................................   550,285   29,293,372
    Bollore SA..................................................   809,515    3,850,690
    Bouygues SA.................................................   299,451   11,272,045
    Carrefour SA................................................   722,566   14,082,835
    Cie de Saint-Gobain.........................................   475,996   19,515,812
    Cie Generale des Etablissements Michelin SCA................   209,836   27,134,002
    CNP Assurances..............................................   215,286    5,085,217
    Credit Agricole SA..........................................   320,484    4,400,901
    Electricite de France SA....................................   525,218    7,585,164
    Engie SA....................................................   794,454   11,791,687
    Faurecia SA.................................................    25,359    1,290,304
    Iliad SA....................................................     6,667      679,215
    Natixis SA..................................................   819,914    4,831,540
    Orange SA................................................... 1,734,362   27,105,566
    Peugeot SA..................................................   931,406   24,420,419
    Renault SA..................................................   214,912   14,662,669
    Sanofi......................................................   114,212    9,964,913
    SCOR SE.....................................................   104,207    4,254,207
    SES SA......................................................   138,329    2,355,422
    Societe Generale SA.........................................   442,588   14,035,136
#   Total SA.................................................... 2,033,537  113,045,868
    Valeo SA....................................................    46,105    1,676,965
    Vivendi SA..................................................    73,806    2,142,282
                                                                           ------------
TOTAL FRANCE....................................................            381,390,382
                                                                           ------------
GERMANY -- (6.7%)
    1&1 Drillisch AG............................................     4,261      159,117
    Allianz SE..................................................    22,261    5,380,798
    Bayer AG....................................................   471,399   31,364,444
    Bayerische Motoren Werke AG.................................   357,806   30,523,866
*   Commerzbank AG..............................................   731,577    6,593,989
    Daimler AG..................................................   990,591   65,018,407
    Deutsche Bank AG............................................   411,744    3,414,376
    Deutsche Bank AG............................................   719,334    5,956,085
    Deutsche Lufthansa AG.......................................   504,513   12,206,053
    Deutsche Telekom AG......................................... 1,350,731   22,631,363
    Evonik Industries AG........................................    20,362      607,860
    Fraport AG Frankfurt Airport Services Worldwide.............    36,156    3,009,809
    Hannover Rueck SE...........................................     6,712    1,013,578
    Hapag-Lloyd AG..............................................    10,254      315,702
    HeidelbergCement AG.........................................   221,703   17,940,221
*   Innogy SE...................................................    95,625    4,148,228
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...    53,521   13,318,906
    RWE AG......................................................   561,322   14,397,932
*   Talanx AG...................................................    70,139    2,806,977
    Telefonica Deutschland Holding AG........................... 1,203,216    3,907,247
    Uniper SE...................................................   274,523    8,329,966

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
GERMANY -- (Continued)
    Volkswagen AG...............................................     35,945 $  6,444,829
                                                                            ------------
TOTAL GERMANY...................................................             259,489,753
                                                                            ------------
HONG KONG -- (3.5%)
    Bank of East Asia, Ltd. (The)...............................    128,381      405,235
    BOC Aviation, Ltd...........................................    321,000    2,759,151
    Cathay Pacific Airways, Ltd.................................    896,000    1,508,879
    CK Asset Holdings, Ltd......................................    900,000    7,236,485
    CK Hutchison Holdings, Ltd..................................  2,105,348   22,135,438
#   Hang Lung Group, Ltd........................................    975,000    2,907,845
    Hang Lung Properties, Ltd...................................  1,510,000    3,554,126
    Henderson Land Development Co., Ltd.........................    542,482    3,343,398
    Hopewell Holdings, Ltd......................................    291,331    1,440,909
    Kerry Properties, Ltd.......................................    891,500    3,815,947
#   Melco International Development, Ltd........................    647,000    1,589,877
    MTR Corp., Ltd..............................................    652,715    3,888,503
    New World Development Co., Ltd..............................  6,899,799   11,430,969
    NWS Holdings, Ltd...........................................  1,748,172    3,635,372
    Shangri-La Asia, Ltd........................................    822,000    1,165,418
    Sino Land Co., Ltd..........................................  2,545,552    4,477,766
    SJM Holdings, Ltd...........................................  2,311,000    2,794,449
    Sun Hung Kai Properties, Ltd................................  1,360,934   23,487,461
    Swire Pacific, Ltd., Class A................................    727,500    9,212,666
    Swire Pacific, Ltd., Class B................................  1,162,500    2,305,670
    Tsim Sha Tsui Properties, Ltd...............................    259,125      865,721
    WH Group, Ltd...............................................  3,530,000    4,176,742
    Wharf Holdings, Ltd. (The)..................................  1,785,000    5,130,030
    Wheelock & Co., Ltd.........................................  1,044,000    7,439,976
    Xinyi Glass Holdings, Ltd...................................    664,000      759,435
    Yue Yuen Industrial Holdings, Ltd...........................    906,500    2,927,976
                                                                            ------------
TOTAL HONG KONG.................................................             134,395,444
                                                                            ------------
IRELAND -- (0.3%)
    AIB Group P.L.C.............................................    274,899    1,277,145
    Bank of Ireland Group P.L.C.................................    548,532    3,506,502
    CRH P.L.C...................................................     34,724    1,168,140
    CRH P.L.C., Sponsored ADR...................................    122,045    4,106,814
*   Linde P.L.C.................................................          1          108
    Paddy Power Betfair P.L.C...................................     37,841    3,173,127
                                                                            ------------
TOTAL IRELAND...................................................              13,231,836
                                                                            ------------
ISRAEL -- (0.5%)
    Bank Hapoalim BM............................................  1,099,295    8,092,802
    Bank Leumi Le-Israel BM.....................................  1,008,746    6,907,832
*   First International Bank Of Israel, Ltd.....................     48,295    1,213,696
    Israel Discount Bank, Ltd., Class A.........................    854,958    3,337,480
    Mizrahi Tefahot Bank, Ltd...................................     30,578      661,925
                                                                            ------------
TOTAL ISRAEL....................................................              20,213,735
                                                                            ------------
ITALY -- (2.1%)
    Assicurazioni Generali SpA..................................    410,030    7,955,418
    Eni SpA.....................................................    115,239    1,963,804
    Fiat Chrysler Automobiles NV................................  1,151,944   17,753,063
    Fiat Chrysler Automobiles NV................................    285,302    4,396,504
    Intesa Sanpaolo SpA.........................................  8,083,542   21,179,012
    Mediobanca Banca di Credito Finanziario SpA.................    307,392    3,258,142
*   Telecom Italia SpA.......................................... 19,312,244   10,810,514

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ITALY -- (Continued)
*   Telecom Italia SpA, Sponsored ADR...........................    65,589 $   362,051
    UniCredit SpA............................................... 1,121,346  15,524,031
                                                                           -----------
TOTAL ITALY.....................................................            83,202,539
                                                                           -----------
JAPAN -- (21.8%)
    AGC, Inc....................................................   267,500   9,126,512
    Aisin Seiki Co., Ltd........................................   124,500   4,816,271
    Alfresa Holdings Corp.......................................    67,500   1,883,515
    Amada Holdings Co., Ltd.....................................   286,000   3,206,086
    Aozora Bank, Ltd............................................    94,200   2,301,638
    Asahi Kasei Corp............................................   486,400   5,013,015
    Bank of Kyoto, Ltd. (The)...................................    29,600   1,282,702
    Brother Industries, Ltd.....................................    61,900   1,222,213
    Canon Marketing Japan, Inc..................................    56,300   1,221,592
    Chiba Bank, Ltd. (The)......................................   395,000   2,074,707
    Chugoku Bank, Ltd. (The)....................................    91,100     882,162
    Citizen Watch Co., Ltd......................................   388,400   2,189,888
    Coca-Cola Bottlers Japan Holdings, Inc......................   174,275   4,303,201
    Concordia Financial Group, Ltd..............................   716,000   2,795,334
    Cosmo Energy Holdings Co., Ltd..............................    69,000   1,424,895
    Credit Saison Co., Ltd......................................   110,000   1,407,402
    Dai Nippon Printing Co., Ltd................................   142,700   3,387,417
    Daicel Corp.................................................   333,800   3,744,786
    Daido Steel Co., Ltd........................................    33,100   1,350,498
    Dai-ichi Life Holdings, Inc.................................   582,800   8,412,608
    Daio Paper Corp.............................................    56,900     658,759
    Daiwa Securities Group, Inc................................. 1,438,100   6,694,112
    Denka Co., Ltd..............................................    84,000   2,536,409
    Denso Corp..................................................   323,633  14,141,142
    Dentsu, Inc.................................................     4,200     171,865
    DIC Corp....................................................    97,700   2,869,792
    Dowa Holdings Co., Ltd......................................    58,600   1,910,786
    Ebara Corp..................................................    88,400   2,720,672
    FUJIFILM Holdings Corp......................................   153,600   7,175,618
    Fukuoka Financial Group, Inc................................   105,200   2,455,606
    Fukuyama Transporting Co., Ltd..............................    24,700     951,616
    Furukawa Electric Co., Ltd..................................    85,300   2,251,489
    Fuyo General Lease Co., Ltd.................................     2,000      99,894
    Glory, Ltd..................................................    42,500   1,073,075
    GS Yuasa Corp...............................................    59,000   1,185,417
    Gunma Bank, Ltd. (The)......................................   208,000     824,856
    H2O Retailing Corp..........................................   109,900   1,400,145
    Hachijuni Bank, Ltd. (The)..................................   217,000     873,456
    Hankyu Hanshin Holdings, Inc................................   194,300   7,264,300
    Haseko Corp.................................................   110,200   1,332,755
    Heiwa Corp..................................................    55,400   1,103,908
    Hino Motors, Ltd............................................    53,400     506,258
    Hiroshima Bank, Ltd. (The)..................................    31,100     167,758
    Hitachi Capital Corp........................................    56,700   1,320,308
    Hitachi Chemical Co., Ltd...................................   133,100   3,550,023
    Hitachi Metals, Ltd.........................................   288,700   3,337,031
    Hitachi Transport System, Ltd...............................    16,085     446,053
    Hitachi, Ltd................................................   801,900  26,669,771
    Hokuhoku Financial Group, Inc...............................    21,600     238,236
    Honda Motor Co., Ltd........................................ 1,399,700  39,055,733
    House Foods Group, Inc......................................    10,900     439,794
    Ibiden Co., Ltd.............................................   144,200   2,587,141
    Idemitsu Kosan Co., Ltd.....................................   184,100   5,981,775
    IHI Corp....................................................    27,300     651,745

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Iida Group Holdings Co., Ltd................................   183,300 $ 3,106,103
    Isetan Mitsukoshi Holdings, Ltd.............................   141,500   1,348,862
    ITOCHU Corp.................................................   568,900  10,264,918
    Itoham Yonekyu Holdings, Inc................................   127,500     797,462
    Iyo Bank, Ltd. (The)........................................   127,118     707,064
    J Front Retailing Co., Ltd..................................   310,300   3,791,518
    Japan Post Holdings Co., Ltd................................   396,700   4,442,898
    JFE Holdings, Inc...........................................   440,592   7,581,640
    JGC Corp....................................................    94,700   1,364,481
    JSR Corp....................................................   245,500   3,745,964
    JTEKT Corp..................................................   284,300   3,667,386
    JXTG Holdings, Inc.......................................... 2,670,686  12,993,391
    Kajima Corp.................................................    13,800     204,821
    Kamigumi Co., Ltd...........................................    93,000   2,221,641
    Kandenko Co., Ltd...........................................   115,700     975,386
    Kaneka Corp.................................................    68,600   2,648,964
    Kawasaki Heavy Industries, Ltd..............................   189,400   4,424,949
    Kobe Steel, Ltd.............................................   394,200   3,018,773
    Kokuyo Co., Ltd.............................................    71,500     906,735
    Konica Minolta, Inc.........................................   624,500   6,270,998
    K's Holdings Corp...........................................   193,800   1,728,708
    Kuraray Co., Ltd............................................   491,400   6,602,323
    Kurita Water Industries, Ltd................................    11,100     288,946
    Kyushu Financial Group, Inc.................................   149,510     603,388
    Lintec Corp.................................................     9,900     213,808
    LIXIL Group Corp............................................   357,040   4,664,541
    Mabuchi Motor Co., Ltd......................................    31,900   1,183,107
    Maeda Corp..................................................   160,400   1,597,397
    Maeda Road Construction Co., Ltd............................    54,200   1,075,552
    Marubeni Corp...............................................   924,500   6,624,584
    Mazda Motor Corp............................................   796,500   9,426,540
    Mebuki Financial Group, Inc.................................   382,218     974,498
    Medipal Holdings Corp.......................................   139,700   3,141,338
    Mitsubishi Chemical Holdings Corp........................... 1,040,900   7,421,250
    Mitsubishi Corp.............................................   761,900  20,988,573
    Mitsubishi Gas Chemical Co., Inc............................   223,100   3,349,365
    Mitsubishi Heavy Industries, Ltd............................   263,300  10,973,037
    Mitsubishi Logistics Corp...................................    23,400     626,272
    Mitsubishi Materials Corp...................................   153,400   3,989,804
    Mitsubishi Motors Corp......................................   267,800   1,503,842
    Mitsubishi Tanabe Pharma Corp...............................   101,200   1,273,814
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR......... 1,601,142   7,941,664
    Mitsubishi UFJ Financial Group, Inc......................... 3,959,034  19,642,847
    Mitsubishi UFJ Lease & Finance Co., Ltd.....................   545,800   2,782,994
    Mitsui Chemicals, Inc.......................................   248,000   6,096,311
    Mitsui Fudosan Co., Ltd.....................................   156,800   3,631,790
    Mitsui OSK Lines, Ltd.......................................   140,700   3,581,295
    Mixi, Inc...................................................     3,000      64,824
    Mizuho Financial Group, Inc................................. 7,205,800  11,253,495
    MS&AD Insurance Group Holdings, Inc.........................   234,163   7,278,651
    Nagase & Co., Ltd...........................................    85,000   1,298,935
    NEC Corp....................................................   332,900  11,243,047
    NGK Insulators, Ltd.........................................    92,500   1,373,976
    NGK Spark Plug Co., Ltd.....................................    14,800     288,571
    NH Foods, Ltd...............................................   124,000   4,997,362
    NHK Spring Co., Ltd.........................................   255,800   2,304,106
    Nikkon Holdings Co., Ltd....................................    21,700     512,075
    Nikon Corp..................................................   207,600   2,895,145
    Nippo Corp..................................................    66,000   1,341,858

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
JAPAN -- (Continued)
    Nippon Electric Glass Co., Ltd..............................    73,700 $ 2,025,202
    Nippon Express Co., Ltd.....................................    87,500   4,811,929
    Nippon Kayaku Co., Ltd......................................    95,400   1,121,090
    Nippon Paper Industries Co., Ltd............................   120,800   2,393,959
    Nippon Shokubai Co., Ltd....................................    33,800   2,351,365
    Nippon Steel Corp...........................................   648,000  11,590,634
    Nippon Yusen K.K............................................   189,400   3,236,448
    Nipro Corp..................................................    64,800     804,943
    Nishi-Nippon Financial Holdings, Inc........................    39,600     327,682
    Nissan Motor Co., Ltd....................................... 1,904,600  15,290,205
    Nisshinbo Holdings, Inc.....................................   160,700   1,434,622
    NOK Corp....................................................   120,100   1,929,257
    Nomura Holdings, Inc........................................ 1,073,600   4,064,884
    Nomura Real Estate Holdings, Inc............................   164,100   3,489,628
    NSK, Ltd....................................................   435,300   4,524,360
    NTN Corp....................................................   517,100   1,706,857
    Obayashi Corp...............................................   829,000   8,149,569
    Oji Holdings Corp........................................... 1,147,000   6,882,538
    Rengo Co., Ltd..............................................   223,900   1,974,893
    Resona Holdings, Inc........................................ 1,091,400   4,633,123
    Ricoh Co., Ltd..............................................   591,900   5,988,223
    Rohm Co., Ltd...............................................    84,900   6,260,554
    Sankyo Co., Ltd.............................................     9,900     390,984
    Sawai Pharmaceutical Co., Ltd...............................     4,600     247,158
    Seino Holdings Co., Ltd.....................................   122,500   1,667,662
    Sekisui House, Ltd..........................................   801,100  12,916,352
    Shimamura Co., Ltd..........................................    16,300   1,215,393
    Shimizu Corp................................................   469,800   4,023,964
*   Shinsei Bank, Ltd...........................................    93,900   1,309,370
    Shizuoka Bank, Ltd. (The)...................................   296,200   2,275,958
    Sojitz Corp................................................. 1,065,100   3,666,873
    Sompo Holdings, Inc.........................................   205,960   7,773,581
    Sumitomo Bakelite Co., Ltd..................................     3,100     121,001
    Sumitomo Chemical Co., Ltd.................................. 2,387,000  11,908,745
    Sumitomo Corp...............................................   571,900   8,196,943
    Sumitomo Dainippon Pharma Co., Ltd..........................     5,300     117,093
    Sumitomo Electric Industries, Ltd........................... 1,007,200  13,401,484
    Sumitomo Forestry Co., Ltd..................................   169,700   2,334,697
    Sumitomo Heavy Industries, Ltd..............................   156,100   5,550,495
    Sumitomo Metal Mining Co., Ltd..............................   305,800   9,618,588
    Sumitomo Mitsui Financial Group, Inc........................   807,327  29,343,270
    Sumitomo Mitsui Trust Holdings, Inc.........................   167,200   5,833,802
    Sumitomo Osaka Cement Co., Ltd..............................    21,800     888,348
    Sumitomo Rubber Industries, Ltd.............................   232,900   2,863,817
    Suzuken Co., Ltd............................................    32,400   1,868,196
    T&D Holdings, Inc...........................................   645,000   6,986,052
    Taiheiyo Cement Corp........................................   149,700   4,827,646
    Taiyo Yuden Co., Ltd........................................    78,100   1,902,019
    Takashimaya Co., Ltd........................................   127,500   1,433,635
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............    81,697   1,493,428
    Takeda Pharmaceutical Co., Ltd..............................   135,694   5,007,343
    TDK Corp....................................................    47,900   4,196,713
    Teijin, Ltd.................................................   243,400   4,186,995
    THK Co., Ltd................................................    56,300   1,488,788
    Toda Corp...................................................   178,100   1,101,490
    Toho Holdings Co., Ltd......................................    54,300   1,272,302
    Tokai Rika Co., Ltd.........................................    52,400     909,888
    Tokio Marine Holdings, Inc..................................   165,300   8,374,970
    Tokyo Tatemono Co., Ltd.....................................   240,500   2,714,663

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
JAPAN -- (Continued)
    Tokyu Fudosan Holdings Corp.................................   806,400 $  4,549,584
    Toray Industries, Inc.......................................   452,800    3,098,544
    Tosoh Corp..................................................   352,900    5,690,030
    Toyo Seikan Group Holdings, Ltd.............................   171,100    3,430,763
    Toyoda Gosei Co., Ltd.......................................    81,000    1,686,194
    Toyota Motor Corp........................................... 1,224,488   75,808,594
    Toyota Tsusho Corp..........................................   253,000    8,403,582
    TS Tech Co., Ltd............................................    47,600    1,429,549
    Ube Industries, Ltd.........................................   131,600    2,815,674
    Universal Entertainment Corp................................    11,000      346,624
    Wacoal Holdings Corp........................................    19,400      479,139
    Yamada Denki Co., Ltd.......................................   628,000    2,976,988
    Yamaguchi Financial Group, Inc..............................   107,000      791,661
    Yokohama Rubber Co., Ltd. (The).............................   153,300    2,888,593
    Zeon Corp...................................................   175,900    1,727,773
                                                                           ------------
TOTAL JAPAN.....................................................            842,502,290
                                                                           ------------
NETHERLANDS -- (3.7%)
    ABN AMRO Group NV...........................................   347,443    8,183,075
    Aegon NV....................................................   951,601    4,967,501
    Aegon NV....................................................    25,347      131,804
    Akzo Nobel NV...............................................    54,664    4,644,556
    ArcelorMittal...............................................   393,472    8,560,407
    ArcelorMittal...............................................   209,997    4,586,346
    ASR Nederland NV............................................    88,651    3,944,441
*   Coca-Cola European Partners P.L.C...........................     9,297      497,266
    ING Groep NV, Sponsored ADR.................................    96,251    1,228,163
    ING Groep NV................................................ 1,741,138   22,216,966
    Koninklijke Ahold Delhaize NV............................... 1,350,935   32,559,671
    Koninklijke DSM NV..........................................   201,748   23,074,250
    Koninklijke Philips NV......................................   241,164   10,356,480
    Koninklijke Philips NV......................................    43,701    1,879,143
    Koninklijke Vopak NV........................................    46,211    2,063,461
    NN Group NV.................................................   197,399    8,614,420
    Randstad NV.................................................    79,860    4,567,291
                                                                           ------------
TOTAL NETHERLANDS...............................................            142,075,241
                                                                           ------------
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd........................................   749,639    1,342,438
    Auckland International Airport, Ltd.........................   650,774    3,464,503
    EBOS Group, Ltd.............................................    54,490      779,557
    Fletcher Building, Ltd......................................   486,399    1,675,800
    Fonterra Co-operative Group, Ltd............................    98,036      278,424
    Ryman Healthcare, Ltd.......................................    14,760      119,864
    SKYCITY Entertainment Group, Ltd............................    84,477      230,209
                                                                           ------------
TOTAL NEW ZEALAND...............................................              7,890,795
                                                                           ------------
NORWAY -- (0.9%)
    Aker ASA, Class A...........................................       994       68,105
    Austevoll Seafood ASA.......................................    84,011      978,717
    DNB ASA.....................................................   585,693   11,262,409
    Equinor ASA.................................................   131,020    2,920,649
    Equinor ASA, Sponsored ADR..................................    55,613    1,234,052
    Norsk Hydro ASA............................................. 1,608,426    6,927,624
    SpareBank 1 SR-Bank ASA.....................................   105,315    1,217,676
    Storebrand ASA..............................................   285,931    2,416,492
    Subsea 7 SA.................................................   221,208    2,810,323

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
NORWAY -- (Continued)
    Yara International ASA......................................     71,837 $  3,248,040
                                                                            ------------
TOTAL NORWAY....................................................              33,084,087
                                                                            ------------
PORTUGAL -- (0.0%)
    EDP Renovaveis SA...........................................    189,207    1,881,420
                                                                            ------------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.............................................  2,368,000    6,153,515
    City Developments, Ltd......................................    495,800    3,263,443
    Frasers Property, Ltd.......................................    282,800      387,001
    Golden Agri-Resources, Ltd..................................  5,138,500    1,092,557
    Hongkong Land Holdings, Ltd.................................    422,500    2,949,851
    Hutchison Port Holdings Trust...............................    211,500       49,683
    Keppel Corp., Ltd...........................................  2,145,500   10,691,892
    Olam International, Ltd.....................................    486,700      708,236
    Sembcorp Industries, Ltd....................................  1,971,600    3,855,749
    Singapore Airlines, Ltd.....................................    959,700    6,838,179
    United Industrial Corp., Ltd................................    339,701      791,194
    UOL Group, Ltd..............................................    272,807    1,522,606
    Wilmar International, Ltd...................................  1,694,400    4,531,472
                                                                            ------------
TOTAL SINGAPORE.................................................              42,835,378
                                                                            ------------
SPAIN -- (2.8%)
    Banco Bilbao Vizcaya Argentaria SA..........................  1,518,492    9,233,720
    Banco de Sabadell SA........................................  5,813,078    6,768,368
    Banco Santander SA.......................................... 14,084,176   71,397,976
    Banco Santander SA, Sponsored ADR...........................      2,080       10,379
    Bankia SA...................................................    653,281    1,809,369
    Iberdrola S.A...............................................      1,220       11,082
    Repsol SA...................................................  1,100,495   18,673,970
                                                                            ------------
TOTAL SPAIN.....................................................             107,904,864
                                                                            ------------
SWEDEN -- (2.3%)
    BillerudKorsnas AB..........................................    204,631    2,781,726
    Boliden AB..................................................    351,237   10,452,788
    Dometic Group AB............................................     40,918      373,817
    Getinge AB, Class B.........................................     98,420    1,386,658
    Holmen AB, Class B..........................................    132,392    2,784,205
    Husqvarna AB, Class B.......................................     57,075      521,116
    ICA Gruppen AB..............................................    106,391    3,849,703
    Intrum AB...................................................     82,779    2,107,913
    Millicom International Cellular SA..........................     71,420    4,177,498
    Nordea Bank Abp.............................................  1,234,639    9,713,338
    Skandinaviska Enskilda Banken AB, Class A...................  1,175,991   11,227,894
    SKF AB, Class B.............................................    163,590    3,036,553
    SSAB AB, Class A............................................    153,185      578,740
    SSAB AB, Class B............................................    444,761    1,434,276
    Svenska Cellulosa AB SCA, Class A...........................      4,705       45,959
    Svenska Cellulosa AB SCA, Class B...........................    433,333    3,782,932
    Svenska Handelsbanken AB, Class A...........................    769,767    8,408,233
    Svenska Handelsbanken AB, Class B...........................     16,634      180,835
    Swedbank AB, Class A........................................    420,300    6,867,371
    Tele2 AB, Class B...........................................     14,846      198,336
    Telefonaktiebolaget LM Ericsson, Class B....................    204,703    2,024,958
    Telia Co. AB................................................  2,250,392    9,587,852
    Trelleborg AB, Class B......................................    266,674    4,410,463
                                                                            ------------
TOTAL SWEDEN....................................................              89,933,164
                                                                            ------------

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
SWITZERLAND -- (8.9%)
    ABB, Ltd....................................................    602,802 $ 12,398,859
    Adecco Group AG.............................................    181,472   10,426,106
*   Alcon, Inc..................................................     58,864    3,425,885
*   Alcon, Inc..................................................    132,199    7,613,168
    Baloise Holding AG..........................................     51,160    8,770,936
    Banque Cantonale Vaudoise...................................      1,276    1,007,496
    Cie Financiere Richemont SA.................................    400,427   29,272,152
    Clariant AG.................................................    468,021    9,629,263
    Credit Suisse Group AG......................................    575,806    7,657,581
    Credit Suisse Group AG, Sponsored ADR.......................     68,468      910,627
    Dufry AG....................................................     45,906    4,492,874
    Flughafen Zurich AG.........................................     23,031    3,796,625
    Helvetia Holding AG.........................................      2,551    1,621,094
    Julius Baer Group, Ltd......................................    222,002   10,723,779
    LafargeHolcim, Ltd..........................................    234,263   12,026,462
    LafargeHolcim, Ltd..........................................    116,138    5,986,991
    Lonza Group AG..............................................      5,594    1,727,590
    Novartis AG, Sponsored ADR..................................    294,324   24,202,263
    Novartis AG.................................................    660,996   54,162,056
    Swatch Group AG (The).......................................     37,708   11,508,062
    Swatch Group AG (The).......................................     65,209    3,826,376
    Swiss Life Holding AG.......................................     30,439   14,310,236
    Swiss Re AG.................................................    186,440   17,950,033
    Swisscom AG.................................................     22,178   10,333,932
    UBS Group AG................................................  1,928,511   25,860,283
*   UBS Group AG................................................    345,673    4,645,845
    Vifor Pharma AG.............................................     16,099    2,102,353
    Zurich Insurance Group AG...................................    134,082   42,741,015
                                                                            ------------
TOTAL SWITZERLAND...............................................             343,129,942
                                                                            ------------
UNITED KINGDOM -- (15.7%)
    Anglo American P.L.C........................................  1,360,585   35,306,772
    Antofagasta P.L.C...........................................    243,456    2,894,148
    Aviva P.L.C.................................................  4,995,385   28,054,717
    Banco Esprito Santa S.A.....................................     36,011      912,851
    Barclays P.L.C., Sponsored ADR..............................  1,867,489   15,985,706
    Barclays P.L.C..............................................  1,986,508    4,263,056
    Barratt Developments P.L.C..................................  1,410,355   11,095,038
    BP P.L.C., Sponsored ADR....................................  1,541,046   67,389,953
    British American Tobacco P.L.C., Sponsored ADR..............     83,979    3,291,977
    British American Tobacco P.L.C..............................    795,834   31,156,041
    Glencore P.L.C..............................................  9,178,897   36,417,804
    GVC Holdings P.L.C..........................................     44,435      379,184
    HSBC Holdings P.L.C.........................................  1,086,831    9,469,520
    HSBC Holdings P.L.C., Sponsored ADR.........................  1,195,522   52,088,894
    Investec P.L.C..............................................    641,798    4,073,174
    J Sainsbury P.L.C...........................................  2,540,246    7,380,013
    John Wood Group P.L.C.......................................    310,806    1,905,474
    Kingfisher P.L.C............................................  2,586,628    8,919,175
    Lloyds Banking Group P.L.C.................................. 60,864,404   49,777,044
    Lloyds Banking Group P.L.C., ADR............................    386,353    1,255,647
    Melrose Industries P.L.C....................................  2,152,657    5,695,819
    Micro Focus International P.L.C.............................    107,514    2,697,518
    Pearson P.L.C...............................................    296,730    3,214,443
    Pearson P.L.C., Sponsored ADR...............................     59,107      640,720
    Phoenix Group Holdings P.L.C................................    182,024    1,720,572
    Royal Bank of Scotland Group P.L.C..........................    903,276    2,828,457
    Royal Bank of Scotland Group P.L.C., Sponsored ADR..........    844,530    5,396,547
    Royal Dutch Shell P.L.C., Class A...........................    159,771    5,090,532

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                     SHARES      VALUE>>
                                                                   ---------- --------------
UNITED KINGDOM -- (Continued)
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A............  1,024,535 $   65,088,692
      Royal Dutch Shell P.L.C., Sponsored ADR, Class B............    946,894     61,443,952
      Royal Mail P.L.C............................................     73,366        242,078
      Standard Chartered P.L.C....................................  1,391,244     12,720,384
      Standard Life Aberdeen P.L.C................................    423,531      1,543,145
      Tesco P.L.C.................................................    146,824        479,034
      Vodafone Group P.L.C........................................ 20,021,313     37,137,010
      Vodafone Group P.L.C., Sponsored ADR........................    490,086      9,076,386
      Wm Morrison Supermarkets P.L.C..............................  3,262,779      9,196,539
      WPP P.L.C., Sponsored ADR...................................     13,380        833,574
      WPP P.L.C...................................................    636,794      7,945,784
                                                                              --------------
TOTAL UNITED KINGDOM..............................................               605,007,374
                                                                              --------------
UNITED STATES -- (0.2%)
      Newmont Goldcorp Corp.......................................    159,944      4,967,870
*     Newmont Goldcorp Corp.......................................     46,881      1,448,718
                                                                              --------------
TOTAL UNITED STATES...............................................                 6,416,588
                                                                              --------------
TOTAL COMMON STOCKS...............................................             3,811,981,401
                                                                              --------------
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Bayerische Motoren Werke AG.................................     59,288      4,383,798
      Porsche Automobil Holding SE................................     92,394      6,423,013
      Volkswagen AG...............................................    203,812     35,586,001
                                                                              --------------
TOTAL GERMANY.....................................................                46,392,812
                                                                              --------------
TOTAL INVESTMENT SECURITIES.......................................             3,858,374,213
                                                                              --------------

                                                                                 VALUE+
                                                                              --------------
SECURITIES LENDING COLLATERAL -- (0.2%)
@(S)  The DFA Short Term Investment Fund..........................    542,010      6,271,602
                                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,614,055,695)...........................................            $3,864,645,815
                                                                              ==============

As of April 30, 2019, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index...    190     06/21/19  $26,353,093 $28,010,750   $1,657,657
                                               ----------- -----------   ----------
TOTAL FUTURES CONTRACTS..                      $26,353,093 $28,010,750   $1,657,657
                                               =========== ===========   ==========

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------
                                              LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                              -------- ------------ ------- ------------
Common Stocks
   Australia................................. $214,103 $224,384,898   --    $224,599,001
   Austria...................................       --    4,570,162   --       4,570,162
   Belgium...................................       --   44,330,866   --      44,330,866

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
                                              ---------------- ---------------- ---------------- --------------
   Canada....................................   $321,663,497                --              --   $  321,663,497
   Denmark...................................        606,478    $   67,713,818              --       68,320,296
   Finland...................................             --        33,912,747              --       33,912,747
   France....................................             --       381,390,382              --      381,390,382
   Germany...................................      5,956,085       253,533,668              --      259,489,753
   Hong Kong.................................             --       134,395,444              --      134,395,444
   Ireland...................................      4,106,814         9,125,022              --       13,231,836
   Israel....................................             --        20,213,735              --       20,213,735
   Italy.....................................      4,758,555        78,443,984              --       83,202,539
   Japan.....................................      9,435,092       833,067,198              --      842,502,290
   Netherlands...............................      7,825,456       134,249,785              --      142,075,241
   New Zealand...............................             --         7,890,795              --        7,890,795
   Norway....................................      1,234,052        31,850,035              --       33,084,087
   Portugal..................................             --         1,881,420              --        1,881,420
   Singapore.................................             --        42,835,378              --       42,835,378
   Spain.....................................         10,379       107,894,485              --      107,904,864
   Sweden....................................             --        89,933,164              --       89,933,164
   Switzerland...............................     40,797,788       302,332,154              --      343,129,942
   United Kingdom............................    285,189,566       319,817,808              --      605,007,374
   United States.............................      6,416,588                --              --        6,416,588
Preferred Stocks
   Germany...................................             --        46,392,812              --       46,392,812
Securities Lending Collateral................             --         6,271,602              --        6,271,602
Futures Contracts**..........................      1,657,657                --              --        1,657,657
                                                ------------    --------------   -------------   --------------
TOTAL........................................   $689,872,110    $3,176,431,362              --   $3,866,303,472
                                                ============    ==============   =============   ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
COMMON STOCKS -- (98.8%)
AUSTRALIA -- (4.6%)
    A2B Australia, Ltd..........................................   138,972 $   196,088
    Accent Group, Ltd...........................................    82,285      93,721
    Adairs, Ltd.................................................    32,505      42,982
    Adelaide Brighton, Ltd......................................   219,263     669,948
    AGL Energy, Ltd.............................................    39,633     621,776
    Ainsworth Game Technology, Ltd..............................    27,880      16,213
    Alliance Aviation Services, Ltd.............................    20,257      37,184
    ALS, Ltd....................................................   177,516     995,105
    Altium, Ltd.................................................    35,665     852,334
    Alumina, Ltd................................................    34,413      54,454
    AMA Group, Ltd..............................................   146,259     118,727
*   Amaysim Australia, Ltd......................................    36,375      16,918
    Amcor, Ltd..................................................   147,315   1,665,226
    AMP, Ltd.................................................... 1,108,884   1,777,469
    Ansell, Ltd.................................................    33,195     631,975
    AP Eagers, Ltd..............................................    17,839     109,134
    APA Group...................................................    96,929     657,971
    Apollo Tourism & Leisure, Ltd...............................    45,025      27,562
    Appen, Ltd..................................................    30,883     553,207
    ARB Corp., Ltd..............................................    22,424     286,806
    Aristocrat Leisure, Ltd.....................................    82,577   1,520,125
    ARQ Group, Ltd..............................................    15,983      19,767
*   Asaleo Care, Ltd............................................   268,124     173,935
    ASX, Ltd....................................................     4,967     260,958
    Atlas Arteria, Ltd..........................................   165,976     819,601
    AUB Group, Ltd..............................................     9,029      80,581
*   Aurelia Metals, Ltd.........................................    95,370      50,182
    Aurizon Holdings, Ltd.......................................   497,433   1,669,139
    Ausdrill, Ltd...............................................   282,080     326,674
    AusNet Services.............................................   325,950     408,085
    Austal, Ltd.................................................   121,559     228,942
    Australia & New Zealand Banking Group, Ltd..................   287,481   5,515,201
*   Australian Agricultural Co., Ltd............................   172,205     143,349
    Australian Pharmaceutical Industries, Ltd...................   201,372     204,563
    Auswide Bank, Ltd...........................................     1,410       4,893
    Automotive Holdings Group, Ltd..............................   127,775     216,464
    AVJennings, Ltd.............................................     8,932       3,481
    Baby Bunting Group, Ltd.....................................     9,308      16,087
    Bank of Queensland, Ltd.....................................   164,248   1,073,461
    Bapcor, Ltd.................................................   133,407     535,688
    Beach Energy, Ltd........................................... 1,032,334   1,548,035
    Bega Cheese, Ltd............................................    56,238     201,018
    Bell Financial Group, Ltd...................................    38,273      20,258
*   Bellamy's Australia, Ltd....................................    25,370     192,922
    Bendigo & Adelaide Bank, Ltd................................   146,079   1,061,017
    BHP Group, Ltd..............................................   414,517  10,969,091
    BHP Group, Ltd., Sponsored ADR..............................    44,166   2,338,590
    Bingo Industries, Ltd.......................................    13,432      15,975
    Blackmores, Ltd.............................................     4,915     320,449
    BlueScope Steel, Ltd........................................   300,018   2,851,009
    Boral, Ltd..................................................   343,605   1,176,380
    Brambles, Ltd...............................................   100,191     851,392
    Bravura Solutions, Ltd......................................     8,381      34,138
    Breville Group, Ltd.........................................    33,086     448,422
    Brickworks, Ltd.............................................    33,610     387,849

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
*   Buru Energy, Ltd............................................ 110,733 $   19,870
    BWX, Ltd....................................................  20,231     30,861
    Caltex Australia, Ltd....................................... 116,783  2,239,345
    Capitol Health, Ltd......................................... 106,977     19,965
*   Cardno, Ltd.................................................  99,590     69,907
    carsales.com, Ltd...........................................  81,535    774,590
*   Cash Converters International, Ltd..........................  96,321     10,520
    Cedar Woods Properties, Ltd.................................  10,567     42,444
    Challenger, Ltd............................................. 123,292    713,732
    CIMIC Group, Ltd............................................   6,127    218,573
    City Chic Collective, Ltd...................................   8,770     10,055
    Class, Ltd..................................................  24,575     30,184
    Clean Seas Seafood, Ltd.....................................  22,579     15,368
    Cleanaway Waste Management, Ltd............................. 698,428  1,109,098
    Clinuvel Pharmaceuticals, Ltd...............................   2,372     40,048
    Coca-Cola Amatil, Ltd.......................................  83,006    514,894
    Cochlear, Ltd...............................................  10,902  1,441,080
    Codan, Ltd..................................................  56,171    128,833
*   Coles Group, Ltd............................................  84,610    752,284
    Collins Foods, Ltd..........................................  68,040    357,730
    Commonwealth Bank of Australia.............................. 143,493  7,541,305
    Computershare, Ltd..........................................  58,836    740,171
*   Cooper Energy, Ltd.......................................... 527,596    200,725
    Corporate Travel Management, Ltd............................  23,584    443,751
    Costa Group Holdings, Ltd................................... 137,043    548,584
    Credit Corp. Group, Ltd.....................................  27,518    462,991
    Crown Resorts, Ltd..........................................  60,066    563,059
*   CSG, Ltd....................................................  89,104     11,294
    CSL, Ltd....................................................  29,062  4,076,288
    CSR, Ltd.................................................... 299,296    751,861
    Data#3, Ltd.................................................  31,676     39,784
    Decmil Group, Ltd...........................................  67,773     45,184
    Dicker Data, Ltd............................................  13,335     39,773
    Domain Holdings Australia, Ltd.............................. 110,298    210,245
    Domino's Pizza Enterprises, Ltd.............................  21,701    657,830
    Downer EDI, Ltd............................................. 277,473  1,514,971
    DuluxGroup, Ltd............................................. 147,386  1,013,237
    DWS, Ltd....................................................  30,792     22,149
    Eclipx Group, Ltd...........................................  99,955     71,567
    Elders, Ltd.................................................  64,848    276,381
*   Ellex Medical Lasers, Ltd...................................  26,958     11,222
*   EML Payments, Ltd...........................................  30,202     41,772
*   Energy World Corp., Ltd..................................... 511,901     28,470
    EQT Holdings, Ltd...........................................   3,382     65,123
    ERM Power, Ltd..............................................  46,362     56,997
    Estia Health, Ltd........................................... 108,310    220,743
    EVENT Hospitality and Entertainment, Ltd....................  51,003    471,212
    Evolution Mining, Ltd....................................... 635,228  1,431,916
*   FBR, Ltd.................................................... 112,037      6,177
    Fleetwood Corp., Ltd........................................  18,528     25,427
    Flight Centre Travel Group, Ltd.............................  20,167    546,306
    Fortescue Metals Group, Ltd................................. 678,361  3,427,898
    Freedom Foods Group, Ltd....................................  10,414     38,121
    G8 Education, Ltd........................................... 174,453    375,197
    GBST Holdings, Ltd..........................................   6,127     10,988
    Genworth Mortgage Insurance Australia, Ltd.................. 145,517    245,417
    GrainCorp, Ltd., Class A....................................  98,244    623,036
    GUD Holdings, Ltd...........................................  32,532    271,089
    GWA Group, Ltd.............................................. 135,577    322,002

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
AUSTRALIA -- (Continued)
    Hansen Technologies, Ltd....................................    97,418 $  206,902
    Harvey Norman Holdings, Ltd.................................   308,343    906,569
    Healius, Ltd................................................   938,758  2,063,714
    Healthscope, Ltd............................................   723,408  1,249,856
    Helloworld Travel, Ltd......................................     9,009     28,031
*   Horizon Oil, Ltd............................................   251,263     21,170
    HT&E, Ltd...................................................   127,805    155,918
    Huon Aquaculture Group, Ltd.................................     6,619     22,058
    IDP Education, Ltd..........................................    37,995    418,120
    Iluka Resources, Ltd........................................   230,361  1,405,709
    Imdex, Ltd..................................................   175,102    128,455
    IMF Bentham, Ltd............................................    75,412    146,975
    Incitec Pivot, Ltd..........................................   469,366  1,115,403
    Independence Group NL.......................................   181,347    571,711
    Infomedia, Ltd..............................................    91,828    115,939
    Inghams Group, Ltd..........................................    72,613    227,858
    Insurance Australia Group, Ltd..............................   284,080  1,578,480
    Integral Diagnostics, Ltd...................................    11,545     24,937
    Integrated Research, Ltd....................................    39,117     68,517
    InvoCare, Ltd...............................................    44,601    481,240
    IOOF Holdings, Ltd..........................................   131,005    599,685
    IPH, Ltd....................................................    91,500    460,320
    IRESS, Ltd..................................................    46,307    468,047
*   iSelect, Ltd................................................   138,718     58,698
    iSentia Group, Ltd..........................................    80,415     12,214
    IVE Group, Ltd..............................................    19,021     29,234
    James Hardie Industries P.L.C...............................    33,952    461,927
    James Hardie Industries P.L.C., Sponsored ADR...............     6,180     84,604
    Japara Healthcare, Ltd......................................    73,610     79,939
    JB Hi-Fi, Ltd...............................................    78,479  1,426,392
    Jumbo Interactive, Ltd......................................     8,083     98,106
    Lifestyle Communities, Ltd..................................     2,536      9,318
    Link Administration Holdings, Ltd...........................   244,778  1,312,978
*   Lynas Corp., Ltd............................................   350,922    490,023
    MACA, Ltd...................................................   146,139    106,172
*   Macmahon Holdings, Ltd......................................   196,207     27,017
    Macquarie Group, Ltd........................................    70,545  6,704,200
    Magellan Financial Group, Ltd...............................    26,882    846,179
    MaxiTRANS Industries, Ltd...................................    33,340      7,531
*   Mayne Pharma Group, Ltd.....................................   689,464    340,775
    McMillan Shakespeare, Ltd...................................    44,740    418,431
    McPherson's, Ltd............................................    51,205     43,303
    Medibank Pvt, Ltd...........................................   440,322    887,409
*   Medusa Mining, Ltd..........................................    96,557     27,237
*   Mesoblast, Ltd..............................................   133,807    154,998
*   Metals X, Ltd...............................................   240,563     47,570
    Metcash, Ltd................................................   603,924  1,222,002
    Michael Hill International, Ltd.............................    12,057      5,443
    Midway, Ltd.................................................     5,301     13,384
*   Millennium Minerals, Ltd....................................    74,492      7,886
    Mineral Resources, Ltd......................................   107,020  1,177,262
*   MMA Offshore, Ltd...........................................   266,586     32,870
    MNF Group, Ltd..............................................     7,840     24,587
    Monadelphous Group, Ltd.....................................    42,928    573,287
    Monash IVF Group, Ltd.......................................   110,701     83,871
    Money3 Corp., Ltd...........................................    84,184    115,898
    Mortgage Choice, Ltd........................................    33,757     20,238
    Motorcycle Holdings, Ltd....................................     5,984      6,250
*   Myer Holdings, Ltd.......................................... 2,332,650  1,170,117

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
AUSTRALIA -- (Continued)
    MyState, Ltd................................................   7,947 $   23,610
    National Australia Bank, Ltd................................ 304,809  5,442,373
    Navigator Global Investments, Ltd...........................  33,262     94,072
    Navitas, Ltd................................................  82,798    337,723
*   NetComm Wireless, Ltd.......................................  20,389     15,646
    New Hope Corp., Ltd......................................... 116,689    221,634
    Newcrest Mining, Ltd........................................  90,422  1,597,324
*   NEXTDC, Ltd.................................................  38,535    173,664
    nib holdings, Ltd........................................... 169,127    685,625
    Nick Scali, Ltd.............................................  14,383     64,149
    Nine Entertainment Co. Holdings, Ltd........................ 768,402    947,176
    Northern Star Resources, Ltd................................ 233,623  1,352,806
    NRW Holdings, Ltd........................................... 222,248    460,618
    Nufarm, Ltd................................................. 121,400    433,762
    OFX Group, Ltd..............................................  88,684     95,721
    Oil Search, Ltd............................................. 174,998    958,364
*   Onevue Holdings, Ltd........................................  37,857     12,828
    oOh!media, Ltd.............................................. 125,342    333,586
    Orica, Ltd..................................................  14,034    184,004
    Origin Energy, Ltd.......................................... 252,994  1,314,701
    Orora, Ltd.................................................. 630,727  1,347,751
    Ovato, Ltd..................................................  73,062      3,820
    OZ Minerals, Ltd............................................ 202,735  1,427,511
    Pacific Current Group, Ltd..................................  11,169     37,236
    Pact Group Holdings, Ltd....................................  92,135    170,881
*   Panoramic Resources, Ltd....................................  92,999     27,603
    Paragon Care, Ltd...........................................  27,748      8,607
    Peet, Ltd...................................................  70,417     50,414
    Pendal Group, Ltd........................................... 132,622    854,203
    Perpetual, Ltd..............................................  28,588    825,332
*   Perseus Mining, Ltd......................................... 425,935    135,544
    Pioneer Credit, Ltd.........................................  11,600     20,616
    Platinum Asset Management, Ltd..............................  86,837    305,174
*   Praemium, Ltd...............................................  68,361     21,471
    Premier Investments, Ltd....................................  28,712    345,672
*   Prime Media Group, Ltd...................................... 211,487     40,951
    Pro Medicus, Ltd............................................  11,607    167,562
    PWR Holdings, Ltd...........................................  10,356     28,712
    Qantas Airways, Ltd......................................... 334,671  1,323,865
    QBE Insurance Group, Ltd.................................... 219,104  1,998,458
    Qube Holdings, Ltd.......................................... 359,338    717,275
*   Ramelius Resources, Ltd..................................... 285,385    151,123
    Ramsay Health Care, Ltd.....................................  11,451    527,340
    REA Group, Ltd..............................................   4,246    239,281
    Reckon, Ltd.................................................  23,466     11,655
*   Red 5, Ltd.................................................. 100,556      7,455
*   Red River Resources, Ltd....................................  89,190     14,499
    Reece, Ltd..................................................   3,313     24,115
    Regis Healthcare, Ltd.......................................  46,584    111,125
    Regis Resources, Ltd........................................ 239,478    810,206
    Reject Shop, Ltd. (The).....................................  13,159     21,808
    Reliance Worldwide Corp., Ltd...............................  80,327    276,401
    Resolute Mining, Ltd........................................ 351,280    280,973
    Ridley Corp., Ltd........................................... 103,427    100,509
    Rio Tinto, Ltd..............................................  61,465  4,142,884
    Ruralco Holdings, Ltd.......................................   8,131     25,053
    Salmat, Ltd.................................................  11,000      4,349
    Sandfire Resources NL....................................... 124,735    620,434
    Santos, Ltd................................................. 429,083  2,171,421

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
AUSTRALIA -- (Continued)
*   Saracen Mineral Holdings, Ltd...............................   354,155 $  698,567
    SeaLink Travel Group, Ltd...................................    12,809     36,214
    Seek, Ltd...................................................    56,971    731,738
    Select Harvests, Ltd........................................    29,205    131,900
*   Senex Energy, Ltd...........................................   611,190    152,852
    Servcorp, Ltd...............................................    17,667     38,408
    Service Stream, Ltd.........................................   131,772    219,310
    Seven Group Holdings, Ltd...................................    37,537    519,054
*   Seven West Media, Ltd.......................................   687,208    274,258
    SG Fleet Group, Ltd.........................................    30,558     52,809
    Sigma Healthcare, Ltd....................................... 1,667,728    616,807
    Silver Chef, Ltd............................................    27,492     16,863
*   Silver Lake Resources, Ltd..................................   345,568    192,306
    Sims Metal Management, Ltd..................................    75,930    553,060
    SmartGroup Corp., Ltd.......................................    30,133    180,309
    Sonic Healthcare, Ltd.......................................    46,044    832,654
    South32, Ltd., ADR..........................................    47,819    560,439
    South32, Ltd................................................   233,196    550,767
    Southern Cross Media Group, Ltd.............................   256,095    227,488
    Spark Infrastructure Group..................................   493,948    787,948
    SpeedCast International, Ltd................................   148,941    407,382
    St Barbara, Ltd.............................................   284,190    641,983
    Star Entertainment Grp, Ltd. (The)..........................   241,504    773,292
    Steadfast Group, Ltd........................................   220,367    529,786
    Suncorp Group, Ltd..........................................   216,458  2,025,669
    Sundance Energy Australia, Ltd..............................   300,591     98,910
    Sunland Group, Ltd..........................................    21,844     24,747
    Super Retail Group, Ltd.....................................    92,040    562,177
    Sydney Airport..............................................    73,615    395,691
    Tabcorp Holdings, Ltd.......................................   336,080  1,134,838
    Tassal Group, Ltd...........................................    90,872    328,165
    Technology One, Ltd.........................................    91,934    570,163
    Telstra Corp., Ltd..........................................   352,315    839,159
    Telstra Corp., Ltd., ADR....................................       600      7,122
*   Terracom, Ltd...............................................    36,980     15,639
*   Thorn Group, Ltd............................................    57,038     17,689
*   Tiger Resources, Ltd........................................   202,588          2
    TPG Telecom, Ltd............................................   200,194    951,260
    Transurban Group............................................    86,191    816,180
    Treasury Wine Estates, Ltd..................................    36,455    442,188
*   Troy Resources, Ltd.........................................   169,473     10,073
    Villa World, Ltd............................................    98,748    156,190
*   Village Roadshow, Ltd.......................................    44,163    111,952
*   Virgin Australia Holdings, Ltd.............................. 1,109,508    140,614
    Virtus Health, Ltd..........................................    43,258    121,151
    Vita Group, Ltd.............................................    85,452    103,792
*   Vocus Group, Ltd............................................   271,395    747,639
    Webjet, Ltd.................................................    34,256    407,112
    Wesfarmers, Ltd.............................................    80,653  2,047,147
    Western Areas, Ltd..........................................   107,064    171,077
*   Westgold Resources, Ltd.....................................    88,402     92,614
    Westpac Banking Corp........................................   367,982  7,148,565
    Whitehaven Coal, Ltd........................................   460,295  1,365,158
    WiseTech Global, Ltd........................................    20,963    331,935
    Woodside Petroleum, Ltd.....................................   106,387  2,652,199
    Woolworths Group, Ltd.......................................    67,669  1,519,340
    WorleyParsons, Ltd..........................................   146,889  1,480,163
    WPP AUNZ, Ltd...............................................   143,627     56,135

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
AUSTRALIA -- (Continued)
*   Xero, Ltd...................................................   2,010 $     77,310
                                                                         ------------
TOTAL AUSTRALIA.................................................          182,539,763
                                                                         ------------
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG......................................   7,730      173,614
    ANDRITZ AG..................................................  28,651    1,368,258
    Atrium European Real Estate, Ltd............................  44,004      170,965
    Austria Technologie & Systemtechnik AG......................  19,045      380,073
    CA Immobilien Anlagen AG....................................  20,128      706,060
    DO & CO AG..................................................   2,338      197,608
    Erste Group Bank AG.........................................  50,403    2,016,930
    EVN AG......................................................  17,207      257,439
    FACC AG.....................................................   6,488      106,651
    Flughafen Wien AG...........................................   1,500       65,914
    Kapsch TrafficCom AG........................................   1,571       58,151
    Lenzing AG..................................................   4,086      459,329
    Mayr Melnhof Karton AG......................................   2,813      364,269
    Oesterreichische Post AG....................................  11,733      456,910
    OMV AG......................................................  46,691    2,504,464
    Palfinger AG................................................   4,858      158,544
    POLYTEC Holding AG..........................................   5,223       60,387
    Porr AG.....................................................   2,474       65,915
    Raiffeisen Bank International AG............................  67,108    1,789,922
    Rosenbauer International AG.................................     731       36,337
    S IMMO AG...................................................  18,580      406,761
    Schoeller-Bleckmann Oilfield Equipment AG...................   2,857      266,896
*   Semperit AG Holding.........................................   2,415       37,425
    Strabag SE..................................................   7,103      238,645
    Telekom Austria AG..........................................  58,773      440,574
    UBM Development AG..........................................   1,006       47,422
    UNIQA Insurance Group AG....................................  71,452      761,465
    Verbund AG..................................................   4,184      207,765
    Vienna Insurance Group AG Wiener Versicherung Gruppe........  19,589      545,453
    Voestalpine AG..............................................  53,314    1,715,327
    Warimpex Finanz- und Beteiligungs AG........................  10,740       16,747
    Wienerberger AG.............................................  18,923      434,868
*   Zumtobel Group AG...........................................   8,937       64,394
                                                                         ------------
TOTAL AUSTRIA...................................................           16,581,482
                                                                         ------------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV...................................   9,307    1,499,572
    Ageas.......................................................  53,991    2,853,167
*   AGFA-Gevaert NV............................................. 136,729      591,508
    Anheuser-Busch InBev SA.....................................  58,632    5,212,803
    Anheuser-Busch InBev SA/NV, Sponsored ADR...................   8,449      751,454
*   Argenx SE, ADR..............................................     297       38,037
*   Argenx SE...................................................     949      121,621
    Atenor......................................................   1,050       78,631
    Banque Nationale de Belgique................................      47      133,969
    Barco NV....................................................   3,143      559,002
    Bekaert SA..................................................  21,848      597,968
*   Biocartis NV................................................   2,296       29,703
    bpost SA....................................................  33,766      406,510
*   Celyad SA...................................................     572       11,943
    Cie d'Entreprises CFE.......................................   5,218      519,889
    Cie Immobiliere de Belgique SA..............................     329       21,769
    Colruyt SA..................................................  22,901    1,653,202
    Deceuninck NV...............................................  27,471       70,306

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BELGIUM -- (Continued)
    D'ieteren SA................................................  16,107 $   667,133
    Econocom Group SA...........................................  64,162     267,673
    Elia System Operator SA.....................................   6,969     470,369
    Euronav NV..................................................  36,257     343,468
*   Euronav NV..................................................  36,014     337,811
    EVS Broadcast Equipment SA..................................   8,758     223,911
*   Exmar NV....................................................  13,346      88,775
    Fagron......................................................  13,453     267,202
*   Galapagos NV................................................     570      65,242
*   Galapagos NV................................................   1,322     151,849
    Gimv NV.....................................................     196      11,787
    Jensen-Group NV.............................................     589      22,331
    KBC Group NV................................................  26,646   1,978,089
    Kinepolis Group NV..........................................   7,850     467,433
    Lotus Bakeries NV...........................................      87     228,561
#*  MDxHealth...................................................   5,908       9,298
    Melexis NV..................................................   7,558     607,390
#*  Nyrstar NV..................................................  39,159       9,927
    Ontex Group NV..............................................  33,190     835,543
    Orange Belgium SA...........................................  19,795     415,304
    Picanol.....................................................     532      43,349
    Proximus SADP...............................................  30,745     861,078
    Recticel SA.................................................  22,621     236,551
    Resilux.....................................................     571      94,857
    Roularta Media Group NV.....................................   1,508      23,967
    Sioen Industries NV.........................................   4,604     131,018
    Sipef NV....................................................   2,093     114,622
    Solvay SA...................................................  12,790   1,542,164
    Telenet Group Holding NV....................................  15,377     816,715
    TER Beke SA.................................................     294      45,804
*   Tessenderlo Group SA........................................  16,074     581,275
    UCB SA......................................................  34,681   2,756,409
    Umicore SA..................................................  11,381     441,671
    Van de Velde NV.............................................   2,567      86,735
*   Viohalco SA.................................................  20,959      79,358
                                                                         -----------
TOTAL BELGIUM...................................................          30,475,723
                                                                         -----------
BRAZIL -- (1.7%)
    AES Tiete Energia SA........................................  77,904     214,573
    AES Tiete Energia SA........................................      21          12
    Aliansce Shopping Centers SA................................  32,467     157,321
    Alliar Medicos A Frente SA..................................  13,949      53,326
    Alupar Investimento SA......................................  43,448     258,842
    Ambev SA, ADR............................................... 122,897     578,845
    Ambev SA....................................................  24,800     116,818
    Anima Holding SA............................................   8,900      45,282
    Arezzo Industria e Comercio SA..............................  17,650     229,566
    Atacadao S.A................................................  52,942     286,239
*   Azul SA, ADR................................................   3,972     103,113
*   B2W Cia Digital.............................................  14,321     139,705
    B3 SA - Brasil Bolsa Balcao.................................  59,738     524,846
    Banco Bradesco SA, ADR...................................... 217,821   1,973,457
    Banco Bradesco SA........................................... 107,544     850,237
    Banco do Brasil SA..........................................  86,884   1,100,813
    Banco Santander Brasil SA...................................  27,828     319,435
    BB Seguridade Participacoes SA..............................  63,000     454,051
    BR Malls Participacoes SA................................... 271,189     850,686
    BR Properties SA............................................  32,617      72,785
*   Brasil Brokers Participacoes SA.............................  13,900      19,285

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
BRAZIL -- (Continued)
    BrasilAgro - Co. Brasileira de Propriedades Agricolas.......  14,800 $   58,504
    Braskem SA, Sponsored ADR...................................  23,556    575,944
*   BRF SA...................................................... 110,184    872,514
*   BRF SA, ADR.................................................  12,343     96,646
    Camil Alimentos S.A.........................................  23,765     41,820
    CCR SA...................................................... 293,850    876,057
    Centrais Eletricas Brasileiras SA...........................  37,516    312,865
    Cia de Locacao das Americas.................................  62,738    656,004
    Cia de Saneamento Basico do Estado de Sao Paulo.............  33,000    395,552
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR........  25,800    308,568
    Cia de Saneamento de Minas Gerais-COPASA....................  23,981    421,996
    Cia de Saneamento do Parana.................................  37,634    752,469
    Cia de Saneamento do Parana.................................   9,200     49,460
    Cia Energetica de Minas Gerais..............................  36,039    162,405
    Cia Hering..................................................  12,358    100,633
    Cia Paranaense de Energia...................................   7,100     68,970
*   Cia Siderurgica Nacional SA, Sponsored ADR.................. 222,689    812,815
*   Cia Siderurgica Nacional SA................................. 226,966    841,622
    Cielo SA....................................................  91,444    179,106
    Construtora Tenda SA........................................  42,944    196,808
*   Cosan Logistica SA..........................................  89,123    330,936
    Cosan SA....................................................  54,391    650,151
    CSU Cardsystem SA...........................................  18,186     31,724
    CVC Brasil Operadora e Agencia de Viagens SA................  44,590    645,805
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..... 155,121    703,387
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes.............................................     300        932
    Dimed SA Distribuidora da Medicamentos......................     200     18,464
    Direcional Engenharia SA....................................  58,336    122,590
    Duratex SA.................................................. 194,385    492,767
    EcoRodovias Infraestrutura e Logistica SA...................  79,920    165,298
    EDP - Energias do Brasil SA.................................  89,952    401,688
    Embraer SA, Sponsored ADR...................................  75,026  1,501,270
    Energisa SA.................................................  68,145    726,444
*   Eneva SA....................................................  34,261    173,616
    Engie Brasil Energia SA.....................................  24,375    276,566
    Equatorial Energia SA.......................................  63,732  1,334,421
    Estacio Participacoes SA.................................... 152,308  1,055,758
*   Even Construtora e Incorporadora SA.........................  86,000    142,781
    Ez Tec Empreendimentos e Participacoes SA...................  36,434    200,795
    Fleury SA...................................................  75,200    397,950
    Fras-Le SA..................................................  15,300     19,822
*   Gafisa SA...................................................  22,143     32,641
    Gerdau SA, Sponsored ADR.................................... 134,698    482,219
    Gerdau SA...................................................  59,100    175,140
*   Gol Linhas Aereas Inteligentes SA, ADR......................   9,991    112,998
    Grendene SA.................................................  36,500     68,325
    Guararapes Confeccoes SA....................................   6,133    225,371
    Hapvida Participacoes e Investimentos S.A...................  11,745     90,639
*   Helbor Empreendimentos SA................................... 117,105     37,929
    Hypera SA...................................................  64,806    464,092
    Iguatemi Empresa de Shopping Centers SA.....................  10,000     97,371
    Industrias Romi SA..........................................  23,600     54,108
    Instituto Hermes Pardini SA.................................  24,400    126,944
    International Meal Co. Alimentacao SA, Class A..............  83,300    156,569
    Iochpe-Maxion SA............................................  79,610    403,623
    IRB Brasil Resseguros S/A...................................  25,801    617,866
    Itau Unibanco Holding SA....................................  48,703    364,549
    JBS SA...................................................... 486,160  2,451,196
    JHSF Participacoes SA.......................................  85,900     53,453

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
BRAZIL -- (Continued)
    JSL SA......................................................  45,700 $  118,181
    Kepler Weber SA.............................................  16,400     77,000
    Klabin SA................................................... 148,078    626,889
    Kroton Educacional SA....................................... 365,248    908,206
    Light SA....................................................  33,707    182,156
    Linx SA.....................................................  15,300    125,526
    Localiza Rent a Car SA...................................... 157,827  1,457,075
*   LOG Commercial Properties e Participacoes SA................   9,390     42,001
    Lojas Americanas SA.........................................   9,394     30,666
    Lojas Renner SA............................................. 167,706  2,005,064
    M Dias Branco SA............................................  11,295    119,803
    Magazine Luiza SA...........................................   7,210    351,683
    Mahle-Metal Leve SA.........................................  30,238    185,618
    Marcopolo SA................................................  54,800     41,647
*   Marfrig Global Foods SA.....................................  58,468    109,149
*   Marisa Lojas SA.............................................  34,360     70,541
*   Mills Estruturas e Servicos de Engenharia SA................  95,157    114,302
    Movida Participacoes SA.....................................  51,698    158,083
    MRV Engenharia e Participacoes SA........................... 130,137    481,571
    Multiplan Empreendimentos Imobiliarios SA...................  29,158    178,171
    Natura Cosmeticos SA........................................  65,747    875,934
    Odontoprev SA............................................... 128,363    546,699
    Omega Geracao SA............................................  17,400     94,076
    Ouro Fino Saude Animal Participacoes SA.....................   5,300     40,928
*   Paranapanema SA............................................. 150,280     53,656
    Petrobras Distribuidora S.A................................. 123,000    743,439
    Petroleo Brasileiro SA, Sponsored ADR.......................  72,469  1,000,072
    Petroleo Brasileiro SA, Sponsored ADR.......................  19,287    293,741
    Petroleo Brasileiro SA...................................... 610,847  4,667,307
    Porto Seguro SA.............................................  71,042    980,539
    Portobello SA...............................................  58,513     72,076
*   Profarma Distribuidora de Produtos Farmaceuticos SA.........   5,496      5,775
    Qualicorp Consultoria e Corretora de Seguros SA............. 160,703    704,928
    Raia Drogasil SA............................................  35,950    633,899
    Restoque Comercio e Confeccoes de Roupas SA.................   4,719     35,515
*   Rumo SA..................................................... 128,682    594,004
    Santos Brasil Participacoes SA..............................  89,250     86,721
    Sao Martinho SA............................................. 130,829    636,945
    Ser Educacional SA..........................................  22,907    134,775
    SLC Agricola SA.............................................  36,000    377,343
    Smiles Fidelidade SA........................................  22,347    279,259
    Sonae Sierra Brasil SA......................................   8,937     66,781
*   Springs Global Participacoes SA.............................  15,800     34,613
    Sul America SA.............................................. 197,794  1,573,836
*   Suzano Papel e Celulose SA, Sponsored ADR...................   5,281    109,004
    Suzano SA................................................... 124,726  1,295,578
    T4F Entretenimento SA.......................................  13,900     21,199
*   Technos SA..................................................  30,800     18,066
*   Tecnisa SA..................................................  56,621     19,061
    Tegma Gestao Logistica SA...................................  19,812    123,790
    Telefonica Brasil SA, ADR...................................  12,260    145,894
    TIM Participacoes SA, ADR...................................   6,220     92,118
    TIM Participacoes SA........................................  78,821    234,990
    TOTVS SA....................................................  16,682    189,531
    Transmissora Alianca de Energia Eletrica SA................. 104,081    696,775
    Trisul SA...................................................  43,500     53,916
    Tupy SA.....................................................  40,600    181,199
    Ultrapar Participacoes SA, Sponsored ADR.................... 146,684    786,226
    Unipar Carbocloro SA........................................   6,000     58,912

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BRAZIL -- (Continued)
    Usinas Siderurgicas de Minas Gerais SA......................  23,560 $    63,450
    Vale SA..................................................... 552,353   7,057,427
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A.............................  62,733     283,979
    Via Varejo SA............................................... 227,504     237,884
*   Vulcabras Azaleia SA........................................  41,656      65,654
    WEG SA......................................................  12,000      56,862
    Wiz Solucoes e Corretagem de Seguros SA.....................  21,700      45,325
                                                                         -----------
TOTAL BRAZIL....................................................          65,291,226
                                                                         -----------
CANADA -- (6.5%)
*   5N Plus, Inc................................................  24,500      66,750
    Absolute Software Corp......................................  14,380      95,530
    Acadian Timber Corp.........................................   4,453      55,509
*   Advantage Oil & Gas, Ltd.................................... 413,761     685,638
    Aecon Group, Inc............................................  31,265     446,910
    Aeterna Zentaris, Inc.......................................   5,500      21,841
    AG Growth International, Inc................................  11,375     496,791
    AGF Management, Ltd., Class B............................... 124,528     514,955
    Agnico Eagle Mines, Ltd.....................................   5,808     240,542
    Agnico Eagle Mines, Ltd.....................................     600      24,846
*   Aimia, Inc..................................................  54,830     171,484
*   Air Canada..................................................  45,730   1,097,766
    AirBoss of America Corp.....................................  10,693      75,506
*   Alacer Gold Corp............................................ 187,402     496,587
    Alamos Gold, Inc., Class A.................................. 192,365     893,120
    Alamos Gold, Inc., Class A..................................  42,742     198,750
    Alaris Royalty Corp.........................................  23,548     318,672
    Alcanna, Inc................................................   9,891      38,761
*   Alexco Resource Corp........................................  33,113      34,851
    Algoma Central Corp.........................................   3,600      35,390
    Algonquin Power & Utilities Corp............................  62,523     713,575
    Algonquin Power & Utilities Corp............................   1,500      17,100
    Alimentation Couche-Tard, Inc., Class B.....................  32,955   1,943,058
*   Alio Gold, Inc..............................................  19,045      13,221
    AltaGas, Ltd................................................  19,294     256,495
    Altus Group, Ltd............................................   6,811     137,572
*   Americas Silver Corp........................................  11,652      20,961
*   Amerigo Resources, Ltd......................................  21,300      13,196
    Andrew Peller, Ltd., Class A................................  11,100     109,451
    ARC Resources, Ltd.......................................... 224,697   1,427,313
*   Argonaut Gold, Inc..........................................  96,041     124,021
*   Aritzia, Inc................................................  23,068     334,561
*   Asanko Gold, Inc............................................  70,680      45,900
    Atco, Ltd., Class I.........................................  12,000     411,585
*   Athabasca Oil Corp.......................................... 182,955     136,564
*   ATS Automation Tooling Systems, Inc.........................   7,150     114,479
#*  Aurora Cannabis, Inc........................................  70,242     638,087
    AutoCanada, Inc.............................................  14,210     125,903
*   B2Gold Corp................................................. 596,946   1,621,918
    Badger Daylighting, Ltd.....................................  13,390     451,664
    Bank of Montreal............................................  64,884   5,125,047
    Bank of Montreal............................................  68,197   5,385,517
    Bank of Nova Scotia (The)...................................  68,381   3,765,881
    Bank of Nova Scotia (The)...................................  71,552   3,939,653
    Barrick Gold Corp........................................... 417,456   5,310,040
    Barrick Gold Corp...........................................  54,067     600,268
*   Bausch Health Cos., Inc.....................................  68,677   1,585,752
    Bausch Health Cos., Inc.....................................  34,276     791,595

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
*   Baytex Energy Corp.......................................... 217,096 $  440,772
*   Baytex Energy Corp..........................................  22,889     46,465
    BCE, Inc....................................................  18,344    820,730
*   Bellatrix Exploration, Ltd..................................  21,090      4,093
    Birchcliff Energy, Ltd...................................... 130,221    340,206
    Bird Construction, Inc......................................   7,616     45,024
*   Black Diamond Group, Ltd....................................  36,016     70,973
*   BlackBerry, Ltd............................................. 102,153    937,121
*   BlackBerry, Ltd.............................................  34,433    316,095
*   BNK Petroleum, Inc..........................................  52,000     10,286
*   Bombardier, Inc., Class A...................................  23,990     42,619
*   Bombardier, Inc., Class B................................... 274,700    469,555
    Bonavista Energy Corp....................................... 361,811    283,572
    Bonterra Energy Corp........................................  13,150     65,667
    Boralex, Inc., Class A......................................  43,212    589,944
    Brookfield Asset Management, Inc., Class A..................  12,656    610,175
    BRP, Inc....................................................   7,648    237,712
*   BSM Technologies, Inc.......................................  10,000     10,375
    CAE, Inc....................................................  26,952    626,875
    CAE, Inc....................................................   5,994    139,600
*   Calfrac Well Services, Ltd..................................  55,031    128,571
    Calian Group, Ltd...........................................   4,200    108,597
    Cameco Corp................................................. 102,984  1,136,152
    Cameco Corp.................................................  18,583    205,156
    Canaccord Genuity Group, Inc................................  67,015    285,628
*   Canacol Energy, Ltd.........................................  36,305    108,397
*   Canada Goose Holdings, Inc..................................     500     26,700
*   Canada Goose Holdings, Inc..................................   4,062    216,870
    Canadian Imperial Bank of Commerce..........................  38,986  3,282,832
    Canadian Imperial Bank of Commerce..........................   7,445    627,018
    Canadian National Railway Co................................  13,000  1,207,524
    Canadian National Railway Co................................   8,502    788,816
    Canadian Natural Resources, Ltd.............................  28,391    852,345
    Canadian Natural Resources, Ltd............................. 241,723  7,246,856
    Canadian Pacific Railway, Ltd...............................   9,072  2,032,651
    Canadian Tire Corp., Ltd., Class A..........................  12,043  1,325,566
    Canadian Utilities, Ltd., Class A...........................  18,114    499,328
    Canadian Utilities, Ltd., Class B...........................     600     16,548
    Canadian Western Bank.......................................  56,966  1,277,345
*   Canfor Corp.................................................  47,104    492,593
    Canfor Pulp Products, Inc...................................  21,106    231,115
#*  Canopy Growth Corp..........................................   3,200    161,636
*   Canopy Growth Corp..........................................     474     23,946
    CanWel Building Materials Group, Ltd........................  25,200     91,229
    Capital Power Corp..........................................  30,345    684,048
*   Capstone Mining Corp........................................ 298,688    147,148
    Cardinal Energy, Ltd........................................  46,873    109,162
    Cascades, Inc...............................................  48,759    292,256
    CCL Industries, Inc., Class B...............................  28,675  1,223,241
*   Celestica, Inc..............................................  50,960    363,345
*   Celestica, Inc..............................................   5,600     39,919
    Cenovus Energy, Inc.........................................  28,200    279,537
    Cenovus Energy, Inc......................................... 165,194  1,637,073
*   Centerra Gold, Inc.......................................... 116,854    594,869
    Cervus Equipment Corp.......................................   3,004     29,710
    CES Energy Solutions Corp................................... 119,725    233,248
*   CGI, Inc....................................................  27,460  1,976,538
    Chesswood Group, Ltd........................................   5,700     43,738
*   China Gold International Resources Corp., Ltd............... 207,724    271,342

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    CI Financial Corp...........................................  79,936 $1,149,785
    Cineplex, Inc...............................................  42,263    808,224
    Clearwater Seafoods, Inc....................................  11,500     43,178
    Cogeco Communications, Inc..................................  12,627    838,564
    Cogeco, Inc.................................................  40,894  2,512,186
    Colliers International Group, Inc...........................   2,800    179,909
    Colliers International Group, Inc...........................   9,358    602,468
    Computer Modelling Group, Ltd...............................  30,424    133,986
*   Conifex Timber, Inc.........................................   3,100      3,240
    Constellation Software, Inc.................................   2,391  2,109,673
#*  Copper Mountain Mining Corp................................. 136,204    106,751
    Corby Spirit and Wine, Ltd..................................   5,700     75,904
    Corus Entertainment, Inc., Class B.......................... 293,525  1,669,523
    Cott Corp...................................................  30,576    474,234
    Cott Corp...................................................  44,999    697,305
    Crescent Point Energy Corp..................................  53,200    204,906
    Crescent Point Energy Corp.................................. 117,243    454,903
*   Crew Energy, Inc............................................ 302,375    255,045
*   CRH Medical Corp............................................  46,658    142,095
*   Delphi Energy Corp.......................................... 362,471     81,168
*   Denison Mines Corp.......................................... 188,385    102,651
*   Descartes Systems Group, Inc. (The).........................   3,518    140,489
*   Detour Gold Corp............................................  93,470    830,255
    DHX Media, Ltd..............................................  43,523     60,426
*   DIRTT Environmental Solutions...............................  10,600     73,030
    Dollarama, Inc..............................................  39,342  1,181,699
    Dorel Industries, Inc., Class B.............................  18,150    159,729
    DREAM Unlimited Corp., Class A..............................  14,700     82,075
*   Dundee Precious Metals, Inc.................................  67,427    211,889
*   Echelon Financial Holdings, Inc.............................   2,200     23,122
    ECN Capital Corp............................................ 122,569    392,492
    E-L Financial Corp., Ltd....................................     184    110,562
*   Eldorado Gold Corp..........................................  87,838    365,853
*   Eldorado Gold Corp..........................................   4,518     18,796
    Element Fleet Management Corp............................... 194,983  1,209,456
    Emera, Inc..................................................   5,459    205,003
    Empire Co., Ltd., Class A...................................  53,584  1,191,911
    Enbridge, Inc...............................................  55,946  2,066,715
    Enbridge, Inc...............................................  23,256    859,077
    Encana Corp................................................. 131,809    913,031
    Encana Corp................................................. 116,859    809,833
*   Endeavour Mining Corp.......................................  29,721    421,961
*   Endeavour Silver Corp.......................................  16,340     35,615
    Enerflex, Ltd...............................................  44,095    609,898
*   Energy Fuels, Inc...........................................  31,800     95,184
    Enerplus Corp...............................................  82,000    750,407
    Enerplus Corp...............................................  85,064    778,336
    Enghouse Systems, Ltd.......................................  17,344    423,987
    Ensign Energy Services, Inc................................. 118,520    498,072
*   Epsilon Energy, Ltd.........................................   8,880     37,030
    Equitable Group, Inc........................................   7,300    397,939
*   Essential Energy Services Trust.............................  38,149     10,536
    Evertz Technologies, Ltd....................................   8,165    103,365
    Exchange Income Corp........................................   8,657    229,397
    Exco Technologies, Ltd......................................  50,840    355,580
*   EXFO, Inc...................................................   2,877     13,100
    Extendicare, Inc............................................  29,935    182,555
    Fairfax Financial Holdings, Ltd.............................   6,000  2,861,297
    Fiera Capital Corp..........................................  16,900    157,180

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    Finning International, Inc..................................  75,564 $1,356,508
    First Capital Realty, Inc...................................  32,200    513,152
#*  First Majestic Silver Corp..................................  47,170    289,773
    First National Financial Corp...............................   4,700    112,825
    First Quantum Minerals, Ltd.................................  97,178  1,026,397
    FirstService Corp...........................................   6,470    564,313
    FirstService Corp...........................................   2,400    208,847
    Fortis, Inc.................................................  19,710    728,551
    Fortis, Inc.................................................   5,383    199,171
*   Fortuna Silver Mines, Inc...................................  97,753    299,162
    Franco-Nevada Corp..........................................   3,701    265,288
    Frontera Energy Corp........................................   1,619     14,417
    Gamehost, Inc...............................................   7,898     60,133
*   GDI Integrated Facility Services, Inc.......................     300      5,531
*   Gear Energy, Ltd............................................ 122,642     72,320
    Genesis Land Development Corp...............................  12,700     23,178
    Genworth MI Canada, Inc.....................................  25,974    807,119
    George Weston, Ltd..........................................  19,810  1,479,133
    Gibson Energy, Inc..........................................  38,944    642,138
    Gildan Activewear, Inc......................................  21,696    800,017
*   Glacier Media, Inc..........................................   1,400        679
    Gluskin Sheff + Associates, Inc.............................   8,975     96,536
    GMP Capital, Inc............................................  32,869     48,824
    goeasy, Ltd.................................................   8,267    299,900
*   Golden Star Resources, Ltd..................................  19,013     78,056
*   GoldMoney, Inc..............................................   6,300     11,709
*   Gran Tierra Energy, Inc.....................................     444      1,061
*   Gran Tierra Energy, Inc..................................... 261,781    629,197
*   Great Canadian Gaming Corp..................................  20,100    772,523
*   Great Panther Mining, Ltd...................................  38,017     33,485
    Great-West Lifeco, Inc......................................  28,900    726,329
*   Guyana Goldfields, Inc......................................  57,932     40,216
*   Heroux-Devtek, Inc..........................................  13,891    157,605
    High Arctic Energy Services, Inc............................  10,600     30,620
    High Liner Foods, Inc.......................................  12,787     71,585
*   Home Capital Group, Inc.....................................  53,339    754,080
    Horizon North Logistics, Inc................................  68,014    120,828
    Hudbay Minerals, Inc........................................  58,043    385,406
    Hudbay Minerals, Inc........................................ 299,132  1,991,683
    Hudson's Bay Co.............................................  49,898    277,480
    Husky Energy, Inc........................................... 147,070  1,596,179
    Hydro One, Ltd..............................................  19,300    312,327
*   IA Financial Crop., Inc.....................................  37,301  1,485,135
*   IAMGOLD Corp................................................ 155,174    466,785
*   IAMGOLD Corp................................................  35,221    106,720
*   IBI Group, Inc..............................................   4,500     16,761
    IGM Financial, Inc..........................................  10,583    292,283
*   Imperial Metals Corp........................................  11,400     21,444
    Imperial Oil, Ltd...........................................   2,600     75,533
    Imperial Oil, Ltd...........................................  24,351    708,127
*   Indigo Books & Music, Inc...................................   1,800     12,455
    Information Services Corp...................................   5,400     68,160
    Innergex Renewable Energy, Inc..............................  46,129    487,558
    Intact Financial Corp.......................................   5,400    441,811
    Inter Pipeline, Ltd.........................................  57,709    939,920
*   Interfor Corp...............................................  45,968    573,013
    Intertape Polymer Group, Inc................................  43,244    601,033
    Jamieson Wellness, Inc......................................  22,955    308,420
    Just Energy Group, Inc......................................  28,226    103,027

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
    K-Bro Linen, Inc............................................   1,229 $   36,355
*   Kelt Exploration, Ltd.......................................  63,747    263,611
    Keyera Corp.................................................  62,719  1,449,414
*   Kinaxis, Inc................................................   4,982    272,249
    Kinder Morgan Canada, Ltd...................................   8,015     89,680
*   Kinross Gold Corp........................................... 892,490  2,837,954
*   Kinross Gold Corp...........................................   7,412     23,570
    Kirkland Lake Gold, Ltd.....................................  40,234  1,300,690
    KP Tissue, Inc..............................................   5,700     34,973
    Lassonde Industries, Inc., Class A..........................   2,100    268,829
    Laurentian Bank of Canada...................................  26,974    854,502
*   Leagold Mining Corp.........................................   9,100     10,461
    Leon's Furniture, Ltd.......................................   8,944     96,937
    Linamar Corp................................................  26,763  1,015,224
    Loblaw Cos., Ltd............................................  26,402  1,293,377
    Lucara Diamond Corp......................................... 184,114    229,507
    Lundin Mining Corp.......................................... 450,411  2,417,299
    Magellan Aerospace Corp.....................................   9,800    137,158
    Magna International, Inc....................................  80,312  4,470,304
    Magna International, Inc....................................  22,971  1,278,106
*   Mainstreet Equity Corp......................................   3,543    136,925
*   Major Drilling Group International, Inc.....................  60,497    186,047
*   Mandalay Resources Corp..................................... 185,085     13,815
    Manulife Financial Corp.....................................  51,141    941,740
    Manulife Financial Corp..................................... 141,354  2,602,327
    Maple Leaf Foods, Inc.......................................  26,873    627,043
    Martinrea International, Inc................................  55,453    564,174
    Medical Facilities Corp.....................................  31,821    389,538
*   MEG Energy Corp............................................. 100,977    449,222
    Methanex Corp...............................................  18,500  1,014,137
    Methanex Corp...............................................   5,399    296,513
    Metro, Inc..................................................  54,012  1,955,361
    Morguard Corp...............................................     700    101,241
    Morneau Shepell, Inc........................................  21,396    444,146
    Mountain Province Diamonds, Inc.............................   6,000      6,270
    MTY Food Group, Inc.........................................   6,345    262,124
    Mullen Group, Ltd...........................................  49,819    372,611
    National Bank of Canada..................................... 103,172  4,914,859
*   New Gold, Inc............................................... 873,319    749,658
    NFI Group, Inc..............................................  37,760    954,922
    Norbord, Inc................................................   9,562    243,539
    Norbord, Inc................................................   7,657    194,947
    North American Construction Group, Ltd......................  19,300    250,668
    North American Construction Group, Ltd......................   1,018     13,305
    North West Co., Inc. (The)..................................  17,130    361,856
    Northland Power, Inc........................................  34,275    609,413
    Nutrien, Ltd................................................  37,568  2,035,425
*   NuVista Energy, Ltd.........................................  75,369    245,285
*   Obsidian Energy, Ltd........................................ 149,624     43,557
*   Obsidian Energy, Ltd........................................  26,052      7,685
    OceanaGold Corp............................................. 380,881  1,068,980
    Onex Corp...................................................   2,934    170,188
    Open Text Corp..............................................  18,400    707,323
    Open Text Corp..............................................  16,829    647,075
    Osisko Gold Royalties, Ltd..................................  45,003    508,578
*   Painted Pony Energy, Ltd.................................... 137,252    161,871
    Pan American Silver Corp....................................  39,788    506,671
    Pan American Silver Corp.................................... 108,615  1,380,491
*   Paramount Resources, Ltd., Class A..........................  31,088    206,989

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
*   Parex Resources, Inc........................................ 106,941 $1,821,597
    Park Lawn Corp..............................................   6,881    130,614
    Parkland Fuel Corp..........................................  37,346  1,151,016
    Pason Systems, Inc..........................................  28,330    421,873
    Pembina Pipeline Corp.......................................   1,010     36,102
    Pembina Pipeline Corp.......................................  21,847    781,249
#*  Pengrowth Energy Corp....................................... 216,240    100,074
    Peyto Exploration & Development Corp........................  97,254    439,193
*   Photon Control, Inc.........................................   8,300      8,488
*   PHX Energy Services Corp....................................  18,919     46,743
    Pizza Pizza Royalty Corp....................................  10,074     79,106
    Polaris Infrastructure, Inc.................................   2,900     23,920
    Pollard Banknote, Ltd.......................................     600      9,920
*   Precision Drilling Corp..................................... 107,261    263,409
*   Precision Drilling Corp.....................................  24,082     58,760
*   Premier Gold Mines, Ltd.....................................  95,451    119,697
    Premium Brands Holdings Corp................................  14,391    865,050
*   Pretium Resources, Inc......................................   7,794     59,312
*   Pretium Resources, Inc......................................  44,718    339,466
*   Pulse Seismic, Inc..........................................  22,820     40,370
    Quarterhill, Inc............................................  76,668     85,269
    Quebecor, Inc., Class B.....................................  38,800    967,611
*   Questerre Energy Corp., Class A.............................  32,700      9,275
    Recipe Unlimited Corp.......................................  14,874    299,767
    Reitmans Canada, Ltd., Class A..............................  19,404     48,376
    Restaurant Brands International, Inc........................   9,100    593,942
    Restaurant Brands International, Inc........................     796     51,931
    Richelieu Hardware, Ltd.....................................  29,641    460,423
    Ritchie Bros Auctioneers, Inc...............................   7,600    264,471
    Ritchie Bros Auctioneers, Inc...............................   4,495    156,381
    Rocky Mountain Dealerships, Inc.............................   8,291     56,998
    Rogers Communications, Inc., Class B........................   4,600    231,597
    Rogers Communications, Inc., Class B........................  11,960    601,827
    Rogers Sugar, Inc...........................................  56,990    261,617
*   Roxgold, Inc................................................  28,000     18,183
    Royal Bank of Canada........................................  55,774  4,445,018
    Royal Bank of Canada........................................  69,446  5,534,152
    Russel Metals, Inc..........................................  42,512    748,886
*   Sandstorm Gold, Ltd.........................................  79,325    426,911
    Saputo, Inc.................................................  17,716    605,785
    Secure Energy Services, Inc.................................  78,065    467,329
*   SEMAFO, Inc................................................. 168,337    447,324
*   Seven Generations Energy, Ltd., Class A..................... 163,953  1,284,994
    Shaw Communications, Inc., Class B..........................  10,549    213,626
    Shaw Communications, Inc., Class B..........................  62,788  1,271,457
    ShawCor, Ltd................................................  35,032    519,845
*   Shopify, Inc., Class A......................................     900    219,177
    Sienna Senior Living, Inc...................................  15,909    219,451
*   Sierra Wireless, Inc........................................   7,200     96,416
*   Sierra Wireless, Inc........................................  11,505    154,167
    Sleep Country Canada Holdings, Inc..........................  19,915    276,197
    SNC-Lavalin Group, Inc......................................  16,374    408,219
*   Solium Capital, Inc.........................................   3,123     44,594
*   Spin Master Corp............................................   4,700    156,222
    Sprott, Inc.................................................  43,899     98,303
*   SSR Mining, Inc.............................................  49,463    569,315
*   SSR Mining, Inc.............................................   8,887    102,556
    Stantec, Inc................................................  16,542    414,260
    Stantec, Inc................................................   8,147    204,327

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
CANADA -- (Continued)
*   Stars Group, Inc. (The).....................................   5,297 $   99,954
*   Stars Group, Inc. (The).....................................  18,715    353,526
    Stella-Jones, Inc...........................................  12,388    423,043
*   STEP Energy Services, Ltd...................................  12,691     21,977
*   Storm Resources, Ltd........................................   4,600      7,211
*   Strad Energy Services, Ltd..................................     100        120
    Stuart Olson, Inc...........................................  15,040     52,090
    Sun Life Financial, Inc.....................................   8,700    361,456
    Sun Life Financial, Inc.....................................  49,784  2,067,529
    Suncor Energy, Inc.......................................... 111,613  3,680,720
    Suncor Energy, Inc.......................................... 185,607  6,125,031
*   SunOpta, Inc................................................   7,675     27,246
*   SunOpta, Inc................................................   4,800     17,019
    Superior Plus Corp..........................................  94,458    823,520
    Supremex, Inc...............................................   7,129     16,390
    Surge Energy, Inc........................................... 157,442    170,404
*   Tamarack Valley Energy, Ltd................................. 113,214    231,549
*   Taseko Mines, Ltd........................................... 158,513    111,221
    Teck Resources, Ltd., Class A...............................     600     14,112
    Teck Resources, Ltd., Class B...............................  78,125  1,847,429
    Teck Resources, Ltd., Class B............................... 162,372  3,840,098
    TELUS Corp..................................................  24,664    908,170
*   TeraGo, Inc.................................................   1,900     16,948
*   Teranga Gold Corp...........................................  41,335    100,274
*   Tervita Corp................................................   5,715     27,346
    TFI International, Inc......................................  57,363  1,883,983
    Thomson Reuters Corp........................................  11,681    721,856
    Tidewater Midstream and Infrastructure, Ltd................. 109,000    125,297
    Timbercreek Financial Corp..................................  17,361    121,036
    TMX Group, Ltd..............................................  13,592    867,039
    TORC Oil & Gas, Ltd......................................... 106,408    381,248
*   Torex Gold Resources, Inc...................................  37,174    355,452
    Toromont Industries, Ltd....................................  15,859    824,734
    Toronto-Dominion Bank (The).................................  92,478  5,275,188
    Toronto-Dominion Bank (The).................................   9,606    547,254
    Torstar Corp., Class B......................................  16,400      8,569
    Total Energy Services, Inc..................................  18,599    136,056
    Tourmaline Oil Corp.........................................  96,151  1,437,556
    TransAlta Corp.............................................. 133,581    901,375
    TransAlta Corp..............................................  33,238    223,692
    TransAlta Renewables, Inc...................................  39,506    409,008
    TransCanada Corp............................................   5,380    256,772
    TransCanada Corp............................................  10,742    513,038
    Transcontinental, Inc., Class A.............................  51,756    621,984
    TransGlobe Energy Corp......................................  44,981     87,968
    TransGlobe Energy Corp......................................   1,119      2,182
*   Trican Well Service, Ltd.................................... 148,510    156,303
*   Trisura Group, Ltd..........................................   2,121     45,103
*   Turquoise Hill Resources, Ltd............................... 217,037    324,008
    Uni-Select, Inc.............................................  22,152    236,451
    Valener, Inc................................................  13,234    258,516
    Vermilion Energy, Inc.......................................  13,653    348,649
    Vermilion Energy, Inc.......................................  40,364  1,031,704
    VersaBank...................................................   4,000     22,393
    Wajax Corp..................................................  15,240    180,760
    Waste Connections, Inc......................................  11,349  1,053,341
*   Wesdome Gold Mines, Ltd..................................... 124,514    393,143
    West Fraser Timber Co., Ltd.................................  28,536  1,469,081
*   Western Energy Services Corp................................  38,366      9,952

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- ------------
CANADA -- (Continued)
    Western Forest Products, Inc................................    244,498 $    343,104
    Westshore Terminals Investment Corp.........................     27,839      436,796
    Wheaton Precious Metals Corp................................     54,756    1,187,110
    Whitecap Resources, Inc.....................................    187,079      752,671
    Winpak, Ltd.................................................      9,400      309,708
    WSP Global, Inc.............................................      6,203      334,944
    Yamana Gold, Inc............................................    398,609      874,756
    Yamana Gold, Inc............................................      8,700       19,053
*   Yangarra Resources, Ltd.....................................     54,109      125,206
*   Yellow Pages, Ltd...........................................      9,936       51,619
                                                                            ------------
TOTAL CANADA....................................................             255,270,992
                                                                            ------------
CHILE -- (0.3%)
    AES Gener SA................................................    535,720      145,529
    Aguas Andinas SA, Class A...................................    422,238      243,125
    Banco de Chile, ADR.........................................      4,851      142,626
    Banco de Credito e Inversiones SA...........................      9,744      648,775
    Banco Santander Chile, ADR..................................      8,227      230,344
    Banco Santander Chile.......................................  1,227,899       86,296
    Besalco SA..................................................    159,422      145,935
    CAP SA......................................................     33,285      380,274
    Cencosud SA.................................................    213,682      405,406
    Cia Cervecerias Unidas SA...................................     12,277      169,663
    Cia Cervecerias Unidas SA, Sponsored ADR....................     11,298      311,147
*   Cia Sud Americana de Vapores SA............................. 11,350,219      362,309
    Colbun SA...................................................    714,528      159,722
    Cristalerias de Chile SA....................................      2,000       15,798
    Embotelladora Andina SA, ADR, Class B.......................      4,903      103,944
    Empresa Nacional de Telecomunicaciones SA...................     76,642      802,608
    Empresas CMPC SA............................................    154,949      521,560
    Empresas COPEC SA...........................................     15,233      191,172
    Empresas Hites SA...........................................     40,531       25,882
*   Empresas La Polar SA........................................    718,081       27,141
    Enel Americas SA, ADR.......................................     59,761      522,311
    Enel Americas SA............................................  2,748,225      482,248
    Enel Chile SA, ADR..........................................     60,103      302,318
    Enel Chile SA...............................................    844,942       85,143
    Engie Energia Chile SA......................................    137,375      263,473
    Forus SA....................................................     24,881       65,095
    Grupo Security SA...........................................    355,879      144,758
    Hortifrut SA................................................      2,991        8,391
    Inversiones Aguas Metropolitanas SA.........................    232,596      358,836
    Inversiones La Construccion SA..............................     17,905      312,974
    Itau CorpBanca.............................................. 28,721,008      256,551
    Itau CorpBanca, ADR.........................................      9,675      128,919
    Latam Airlines Group SA, Sponsored ADR......................     69,715      684,601
    Latam Airlines Group SA.....................................      4,845       48,049
    Masisa SA...................................................  1,118,583       80,628
    Molibdenos y Metales SA.....................................      1,797       22,143
    Multiexport Foods SA........................................    175,108      100,830
    Parque Arauco SA............................................    177,763      490,798
    PAZ Corp. SA................................................     30,769       45,429
    Ripley Corp. SA.............................................    351,557      302,776
    SACI Falabella..............................................     34,286      253,103
    Salfacorp SA................................................    188,280      246,574
    Sigdo Koppers SA............................................     85,947      162,808
    Sociedad Matriz SAAM SA.....................................  1,380,854      133,029
    Sociedad Quimica y Minera de Chile SA, Sponsored ADR........      5,679      202,400
    Socovesa SA.................................................    126,028       74,103

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHILE -- (Continued)
    SONDA SA....................................................    290,447 $   453,102
    Vina Concha y Toro SA.......................................    103,004     216,867
                                                                            -----------
TOTAL CHILE.....................................................             11,567,513
                                                                            -----------
CHINA -- (8.5%)
*   21Vianet Group, Inc., ADR...................................     18,641     146,518
    3SBio, Inc..................................................    538,500     995,640
*   500.com, Ltd., ADR, Class A.................................      4,144      52,795
*   51job, Inc., ADR............................................      5,450     503,253
*   58.com, Inc., ADR...........................................      4,919     353,135
    AAC Technologies Holdings, Inc..............................    307,500   1,997,568
    Agile Group Holdings, Ltd...................................  1,244,749   1,880,533
    Agricultural Bank of China, Ltd., Class H...................  3,711,000   1,715,171
    Air China, Ltd., Class H....................................    540,000     644,047
    AKM Industrial Co., Ltd.....................................     50,000       8,751
*   Alibaba Group Holding, Ltd., Sponsored ADR..................     47,138   8,747,399
*   Alibaba Health Information Technology, Ltd..................    130,000     155,709
*   Alibaba Pictures Group, Ltd.................................  3,850,000     865,338
*   Aluminum Corp. of China, Ltd., ADR..........................      2,410      23,184
*   Aluminum Corp. of China, Ltd., Class H......................  1,872,000     728,145
    AMVIG Holdings, Ltd.........................................    130,000      31,499
    Angang Steel Co., Ltd., Class H.............................    858,000     577,317
    Anhui Conch Cement Co., Ltd., Class H.......................    359,500   2,194,321
    Anhui Expressway Co., Ltd., Class H.........................    140,000      94,653
    ANTA Sports Products, Ltd...................................    254,000   1,786,416
#*  Anton Oilfield Services Group...............................  1,118,000     154,152
*   Aowei Holdings, Ltd.........................................     59,000      11,728
    APT Satellite Holdings, Ltd.................................    186,250      83,672
#   Asia Cement China Holdings Corp.............................    254,000     301,573
*   Asia Television Holdings, Ltd...............................    746,000      21,731
    Ausnutria Dairy Corp., Ltd..................................    239,000     385,163
*   AVIC International Holding HK, Ltd..........................  1,307,948      41,779
    AVIC International Holdings, Ltd., Class H..................    136,000      85,931
    AviChina Industry & Technology Co., Ltd., Class H...........  1,032,000     607,282
    BAIC Motor Corp., Ltd., Class H.............................  1,408,500     988,722
*   Baidu, Inc., Sponsored ADR..................................     16,904   2,809,952
    Bank of China, Ltd., Class H................................ 10,095,800   4,820,795
#   Bank of Chongqing Co., Ltd., Class H........................    341,500     221,769
    Bank of Communications Co., Ltd., Class H...................  1,112,695     938,476
#*  Bank of Zhengzhou Co., Ltd., Class H........................     76,000      31,001
*   Baoye Group Co., Ltd., Class H..............................     87,040      59,557
*   Baozun, Inc., Sponsored ADR.................................      4,280     207,580
    BBMG Corp., Class H.........................................    981,000     345,531
    Beijing Capital International Airport Co., Ltd., Class H....  1,044,000     929,352
#   Beijing Capital Land, Ltd., Class H.........................    490,000     205,535
*   Beijing Enterprises Clean Energy Group, Ltd................. 10,500,000     168,814
    Beijing Enterprises Holdings, Ltd...........................    167,500     892,493
#*  Beijing Enterprises Medical & Health Group, Ltd.............  1,896,000      58,498
    Beijing Enterprises Water Group, Ltd........................  1,875,000   1,163,425
#*  Beijing Gas Blue Sky Holdings, Ltd..........................  1,400,000      46,485
    Beijing Jingneng Clean Energy Co., Ltd., Class H............    350,000      70,147
#   Beijing North Star Co., Ltd., Class H.......................    398,000     157,958
*   Beijing Properties Holdings, Ltd............................    616,000      18,999
#   Beijing Urban Construction Design & Development Group Co.,
      Ltd., Class H.............................................    123,000      42,816
#   Best Pacific International Holdings, Ltd....................    186,000      69,939
*   Bitauto Holdings, Ltd., ADR.................................     14,796     189,981
    Brilliance China Automotive Holdings, Ltd...................  1,348,000   1,484,884
#   BYD Co., Ltd., Class H......................................    189,500   1,293,085

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE>>
                                                                 ---------- -----------
CHINA -- (Continued)
    BYD Electronic International Co., Ltd.......................    531,000 $   951,973
*   C.banner International Holdings, Ltd........................    270,000      13,599
    Cabbeen Fashion, Ltd........................................    155,000      46,022
    Canvest Environmental Protection Group Co., Ltd.............    218,000     105,834
*   Capital Environment Holdings, Ltd...........................  2,440,000      61,503
#*  CAR, Inc....................................................    557,000     451,146
#*  Carnival Group International Holdings, Ltd..................  4,560,000      27,901
    Carrianna Group Holdings Co., Ltd...........................    238,000      27,329
    Central China Real Estate, Ltd..............................    370,696     184,623
#   Central China Securities Co., Ltd., Class H.................    308,000      79,414
*   Century Sunshine Group Holdings, Ltd........................  1,055,000      28,952
*   CGN Meiya Power Holdings Co., Ltd...........................    752,000     112,764
    CGN Power Co., Ltd., Class H................................    718,000     189,433
    Chaowei Power Holdings, Ltd.................................    348,000     160,179
*   Cheetah Mobile, Inc., ADR...................................     11,548      72,752
*   Chigo Holding, Ltd..........................................  1,272,000      16,966
*   Chiho Environmental Group, Ltd..............................    144,000      20,574
#   China Aerospace International Holdings, Ltd.................    848,000      58,500
    China Agri-Industries Holdings, Ltd.........................  1,196,700     385,732
    China All Access Holdings, Ltd..............................    270,000      16,022
*   China Animal Healthcare, Ltd................................     47,000       2,996
#   China Animation Characters Co., Ltd.........................    129,000      37,260
    China Aoyuan Group, Ltd.....................................    541,000     656,682
    China BlueChemical, Ltd., Class H...........................    974,000     331,980
*   China Chengtong Development Group, Ltd......................    498,000      17,797
    China Cinda Asset Management Co., Ltd., Class H.............  2,786,000     742,997
    China CITIC Bank Corp., Ltd., Class H.......................  1,658,000   1,063,877
    China Coal Energy Co., Ltd., Class H........................    715,000     315,644
    China Communications Construction Co., Ltd., Class H........  1,205,000   1,160,633
    China Communications Services Corp., Ltd., Class H..........    680,000     548,444
    China Conch Venture Holdings, Ltd...........................    425,000   1,436,603
    China Construction Bank Corp., Class H...................... 15,486,200  13,652,096
    China Datang Corp. Renewable Power Co., Ltd., Class H.......    954,000     109,364
*   China Daye Non-Ferrous Metals Mining, Ltd...................  3,026,163      20,512
*   China Distance Education Holdings, Ltd., ADR................      5,206      33,891
#*  China Dynamics Holdings, Ltd................................  1,050,000      16,885
    China Eastern Airlines Corp., Ltd., ADR.....................      2,373      81,631
    China Eastern Airlines Corp., Ltd., Class H.................    674,000     478,949
    China Electronics Huada Technology Co., Ltd.................    256,000      24,518
    China Electronics Optics Valley Union Holding Co., Ltd......    664,000      49,234
    China Energy Engineering Corp., Ltd., Class H...............    780,000      93,487
    China Everbright Bank Co., Ltd., Class H....................    483,000     238,563
    China Everbright Greentech Ltd..............................    183,000     134,555
    China Everbright International, Ltd.........................    532,074     521,720
    China Everbright Water, Ltd.................................    127,600      41,372
#   China Evergrande Group......................................  1,570,000   5,034,930
    China Fiber Optic Network System Group, Ltd.................    521,599      13,963
    China Financial Services Holdings, Ltd......................    354,000      23,457
    China Flavors & Fragrances Co., Ltd.........................    146,000      41,356
    China Foods, Ltd............................................    606,000     237,560
    China Galaxy Securities Co., Ltd., Class H..................    915,500     599,877
    China Gas Holdings, Ltd.....................................    444,200   1,432,866
*   China Glass Holdings, Ltd...................................    262,000      21,407
#   China Goldjoy Group, Ltd....................................  1,476,000      59,361
#*  China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
      Class A...................................................    572,000     337,343
#   China Greenland Broad Greenstate Group Co., Ltd.............    356,000      26,293
    China Hanking Holdings, Ltd.................................    268,000      34,147
    China Harmony New Energy Auto Holding, Ltd..................    499,500     177,365
*   China High Precision Automation Group, Ltd..................    127,000       3,703

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
#   China High Speed Transmission Equipment Group Co., Ltd......   195,000 $  147,825
    China Hongqiao Group, Ltd...................................   529,500    436,493
*   China Huishan Dairy Holdings Co., Ltd.......................   682,000     27,385
*   China Huiyuan Juice Group, Ltd..............................   368,500     17,794
#   China International Capital Corp., Ltd., Class H............   199,600    429,313
    China International Marine Containers Group Co., Ltd.,
      Class H...................................................   231,100    291,483
    China Jinmao Holdings Group, Ltd............................ 1,920,000  1,244,872
    China Lesso Group Holdings, Ltd.............................   744,000    526,846
    China Life Insurance Co., Ltd., ADR.........................    11,032    156,213
    China Life Insurance Co., Ltd., Class H.....................   101,000    287,003
    China Lilang, Ltd...........................................   323,000    336,949
*   China Logistics Property Holdings Co., Ltd..................   310,000    117,429
    China Longyuan Power Group Corp., Ltd., Class H.............   742,000    511,683
*   China LotSynergy Holdings, Ltd.............................. 1,980,000     12,135
    China Maple Leaf Educational Systems, Ltd...................   430,000    201,133
    China Medical System Holdings, Ltd..........................   832,000    739,092
    China Meidong Auto Holdings, Ltd............................   290,000    168,046
    China Mengniu Dairy Co., Ltd................................    88,000    325,107
    China Merchants Bank Co., Ltd., Class H.....................   501,201  2,480,445
    China Merchants Land, Ltd...................................   794,000    138,656
    China Merchants Securities Co., Ltd., Class H...............    13,200     18,069
#*  China Metal Resources Utilization, Ltd......................   260,000    127,314
    China Minsheng Banking Corp., Ltd., Class H................. 1,159,620    871,514
    China Mobile, Ltd...........................................   770,500  7,351,650
    China Mobile, Ltd., Sponsored ADR...........................    73,952  3,525,292
*   China Modern Dairy Holdings, Ltd............................ 1,092,000    163,920
#   China Molybdenum Co., Ltd., Class H......................... 1,077,000    406,315
    China National Building Material Co., Ltd., Class H......... 2,747,400  2,557,048
    China NT Pharma Group Co., Ltd..............................   276,000     29,570
*   China Nuclear Energy Technology Corp., Ltd..................   134,000      9,060
#*  China Oceanwide Holdings, Ltd...............................   964,000     66,370
    China Oil & Gas Group, Ltd.................................. 2,404,000    147,420
    China Oilfield Services, Ltd., Class H......................   644,000    689,672
    China Oriental Group Co., Ltd...............................   956,000    587,052
    China Overseas Grand Oceans Group, Ltd......................   841,375    448,689
    China Overseas Land & Investment, Ltd....................... 1,624,827  6,087,661
    China Overseas Property Holdings, Ltd....................... 1,049,275    496,580
    China Pacific Insurance Group Co., Ltd., Class H............   175,800    721,463
    China Petroleum & Chemical Corp., ADR.......................    12,059    925,369
#   China Petroleum & Chemical Corp., Class H................... 4,419,400  3,397,232
*   China Pioneer Pharma Holdings, Ltd..........................   250,000     30,326
#   China Power Clean Energy Development Co., Ltd...............   133,000     90,747
    China Power International Development, Ltd.................. 1,383,333    368,578
*   China Properties Group, Ltd.................................   173,000     25,562
    China Railway Construction Corp., Ltd., Class H.............   831,500    982,517
    China Railway Group, Ltd., Class H..........................   808,000    637,329
    China Railway Signal & Communication Corp., Ltd., Class H...   738,000    541,922
    China Reinsurance Group Corp., Class H...................... 1,489,000    303,816
    China Resources Beer Holdings Co., Ltd......................   340,962  1,560,053
    China Resources Cement Holdings, Ltd........................ 1,328,610  1,332,143
    China Resources Gas Group, Ltd..............................   466,000  2,163,033
    China Resources Land, Ltd...................................   734,444  3,198,619
    China Resources Medical Holdings Co., Ltd...................   475,000    345,307
    China Resources Pharmaceutical Group, Ltd...................   550,000    782,659
    China Resources Power Holdings Co., Ltd.....................   316,678    443,132
*   China Ruifeng Renewable Energy Holdings, Ltd................   300,000     18,560
*   China Rundong Auto Group, Ltd...............................    62,000      9,492
    China Sanjiang Fine Chemicals Co., Ltd......................   473,000    123,185
    China SCE Group Holdings, Ltd............................... 1,251,600    591,583

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
*   China Shanshui Cement Group, Ltd............................    77,000 $   29,410
#*  China Shengmu Organic Milk, Ltd............................. 1,157,000     53,117
    China Shenhua Energy Co., Ltd., Class H.....................   714,616  1,581,774
#*  China Silver Group, Ltd.....................................   546,000     47,376
    China Singyes Solar Technologies Holdings, Ltd..............   153,600     19,384
    China South City Holdings, Ltd.............................. 2,548,000    386,706
    China Southern Airlines Co., Ltd., Sponsored ADR............     3,231    138,933
    China Southern Airlines Co., Ltd., Class H..................   844,000    733,758
    China State Construction International Holdings, Ltd........   781,300    810,877
    China Sunshine Paper Holdings Co., Ltd......................   201,000     32,309
    China Suntien Green Energy Corp., Ltd., Class H.............   587,000    169,072
    China Taifeng Beddings Holdings, Ltd........................    44,000      1,136
    China Taiping Insurance Holdings Co., Ltd...................   814,706  2,477,619
    China Telecom Corp., Ltd., ADR..............................     3,368    174,597
    China Telecom Corp., Ltd., Class H..........................   488,000    252,921
    China Tian Lun Gas Holdings, Ltd............................   106,000    110,288
*   China Tianrui Group Cement Co., Ltd.........................    53,000     41,850
    China Traditional Chinese Medicine Holdings Co., Ltd........   722,000    409,829
    China Travel International Investment Hong Kong, Ltd........ 1,228,000    283,820
    China Unicom Hong Kong, Ltd................................. 1,930,000  2,291,629
    China Unicom Hong Kong, Ltd., ADR...........................    88,795  1,053,997
    China Vanke Co., Ltd., Class H..............................   387,200  1,498,154
    China Vast Industrial Urban Development Co., Ltd............   218,000     93,930
    China Water Affairs Group, Ltd..............................   310,000    318,776
*   China Water Industry Group, Ltd.............................   156,000     20,918
    China Wood Optimization Holding, Ltd........................    88,000     22,428
    China XLX Fertiliser, Ltd...................................   228,000     81,386
    China Yuhua Education Corp., Ltd............................   370,000    165,535
*   China Yurun Food Group, Ltd.................................   478,000     81,236
    China ZhengTong Auto Services Holdings, Ltd.................   666,000    369,460
    China Zhongwang Holdings, Ltd...............................   878,400    479,663
    Chinasoft International, Ltd................................   816,000    466,448
    Chongqing Machinery & Electric Co., Ltd., Class H...........   633,925     59,848
    Chongqing Rural Commercial Bank Co., Ltd., Class H.......... 1,506,000    880,959
    Chu Kong Shipping Enterprise Group Co., Ltd.................   180,000     41,074
    CIFI Holdings Group Co., Ltd................................ 2,390,000  1,588,166
    CIMC Enric Holdings, Ltd....................................   100,000     97,418
*   CITIC Dameng Holdings, Ltd..................................   361,000     20,505
    CITIC Resources Holdings, Ltd............................... 1,250,000    118,086
    CITIC Securities Co., Ltd., Class H.........................   185,500    402,077
    CITIC, Ltd..................................................   586,000    853,365
    Citychamp Watch & Jewellery Group, Ltd...................... 1,004,000    222,841
    Clear Media, Ltd............................................    80,000     66,334
    CNOOC, Ltd.................................................. 1,241,000  2,254,070
    CNOOC, Ltd., Sponsored ADR..................................    20,875  3,792,570
*   Coastal Greenland, Ltd......................................   561,000     16,723
#*  COFCO Meat Holdings, Ltd....................................   416,000    170,300
*   Cogobuy Group...............................................   246,000     90,561
    Colour Life Services Group Co., Ltd.........................   221,000    160,755
#*  Comba Telecom Systems Holdings, Ltd.........................   607,429    147,538
    Concord New Energy Group, Ltd............................... 2,600,000    127,585
#   Consun Pharmaceutical Group, Ltd............................   296,000    207,618
*   Coolpad Group, Ltd.......................................... 1,451,600     20,758
*   COSCO SHIPPING Development Co., Ltd., Class H............... 1,310,000    177,135
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H.....   663,752    429,153
*   COSCO SHIPPING Holdings Co., Ltd., Class H..................   562,000    261,435
*   Coslight Technology International Group Co., Ltd............   130,000     38,112
#   Cosmo Lady China Holdings Co., Ltd..........................   239,000     73,805
    Country Garden Holdings Co., Ltd............................ 2,179,786  3,512,630

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
*   Country Garden Services Holdings Co., Ltd...................   315,550 $  582,832
    CP Pokphand Co., Ltd........................................ 4,042,000    334,740
#   CPMC Holdings, Ltd..........................................   247,000    104,228
    CRCC High-Tech Equipment Corp., Ltd., Class H...............   284,000     72,104
    CRRC Corp., Ltd., Class H...................................   717,000    626,347
*   CSMall Group, Ltd...........................................    93,733     11,003
    CSPC Pharmaceutical Group, Ltd.............................. 1,924,000  3,713,763
#*  CSSC Offshore and Marine Engineering Group Co., Ltd.,
      Class H...................................................    66,000     62,621
    CT Environmental Group, Ltd................................. 1,368,000     59,290
*   Ctrip.com International, Ltd., ADR..........................    58,874  2,593,400
    Da Ming International Holdings, Ltd.........................    42,000     10,698
    Dah Chong Hong Holdings, Ltd................................   441,000    161,404
    Dali Foods Group Co., Ltd...................................   855,500    607,588
#   Dalian Port PDA Co., Ltd., Class H..........................   664,200     85,597
*   Daphne International Holdings, Ltd..........................   350,000     11,159
    Datang International Power Generation Co., Ltd., Class H....   506,000    131,001
    Dawnrays Pharmaceutical Holdings, Ltd.......................   450,000     82,008
*   DBA Telecommunication Asia Holdings, Ltd....................    72,000      3,493
#*  Differ Group Holding Co., Ltd...............................   772,000     46,785
*   Dongfang Electric Corp., Ltd., Class H......................   199,800    152,667
    Dongfeng Motor Group Co., Ltd., Class H.....................   890,000    864,651
#   Dongjiang Environmental Co., Ltd., Class H..................   120,800    134,595
    Dongyue Group, Ltd..........................................   960,000    699,854
#*  Dynagreen Environmental Protection Group Co., Ltd., Class H.   104,000     51,652
*   Dynasty Fine Wines Group, Ltd...............................   114,000     20,926
    E-Commodities Holdings, Ltd.................................   828,000     58,176
    ENN Energy Holdings, Ltd....................................   129,300  1,222,012
    Essex Bio-technology, Ltd...................................   140,000    129,169
    EVA Precision Industrial Holdings, Ltd......................   396,000     40,912
#   Everbright Securities Co., Ltd., Class H....................    69,000     66,287
*   Fang Holdings, Ltd., ADR....................................    14,656     22,277
    Fantasia Holdings Group Co., Ltd............................   810,000    153,662
    Far East Horizon, Ltd....................................... 1,241,000  1,379,464
#*  First Tractor Co., Ltd., Class H............................   232,000     59,223
*   Flat Glass Group Co., Ltd., Class H.........................    44,000     21,311
    Fosun International, Ltd....................................   412,892    641,387
    Fu Shou Yuan International Group, Ltd.......................   457,000    392,138
#   Fufeng Group, Ltd...........................................   903,600    478,743
#*  Fuguiniao Co., Ltd., Class H................................    53,000      4,915
#   Fullshare Holdings, Ltd..................................... 2,202,500    247,102
    Future Land Development Holdings, Ltd....................... 1,404,000  1,674,344
    Fuyao Glass Industry Group Co., Ltd., Class H...............   268,000    942,642
#*  GCL New Energy Holdings, Ltd................................ 4,602,000    173,091
#*  GCL-Poly Energy Holdings, Ltd............................... 8,179,000    584,482
    Geely Automobile Holdings, Ltd.............................. 2,045,000  4,119,411
    Gemdale Properties & Investment Corp., Ltd.................. 2,698,000    361,801
    Genertec Universal Medical Group Co., Ltd...................   555,000    442,522
    GF Securities Co., Ltd., Class H............................   231,600    313,539
*   Glorious Property Holdings, Ltd............................. 1,768,000     86,915
#   Golden Eagle Retail Group, Ltd..............................   273,000    323,852
*   Golden Meditech Holdings, Ltd...............................   172,000     17,560
    Golden Throat Holdings Group Co., Ltd.......................    46,000      8,254
    Goldlion Holdings, Ltd......................................   162,000     66,008
#*  GOME Retail Holdings, Ltd................................... 6,059,060    695,858
#   Grand Baoxin Auto Group, Ltd................................   439,881    154,147
#   Great Wall Motor Co., Ltd., Class H......................... 1,721,000  1,401,412
*   Greater China Financial Holdings, Ltd.......................   528,000     13,452
    Greatview Aseptic Packaging Co., Ltd........................   543,000    330,649
    Greenland Hong Kong Holdings, Ltd...........................   589,000    242,125

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
#   Greentown China Holdings, Ltd...............................   499,500 $  452,839
    Greentown Service Group Co., Ltd............................   562,000    485,065
    Guangdong Investment, Ltd...................................   194,000    362,909
    Guangdong Yueyun Transportation Co., Ltd., Class H..........    91,000     36,999
    Guangshen Railway Co., Ltd., Sponsored ADR..................     6,099    111,917
    Guangshen Railway Co., Ltd., Class H........................   442,000    158,524
    Guangzhou Automobile Group Co., Ltd., Class H...............   424,000    456,659
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.,
      Class H...................................................    16,000     83,040
    Guangzhou R&F Properties Co., Ltd., Class H.................   766,000  1,523,871
*   Guolian Securities Co., Ltd., Class H.......................   124,000     45,179
    Guorui Properties, Ltd......................................   554,000    116,288
*   Haichang Ocean Park Holdings, Ltd...........................   344,000     72,913
    Haier Electronics Group Co., Ltd............................   376,000  1,074,959
*   Hailiang Education Group, Inc., ADR.........................     1,838    105,850
    Haitian International Holdings, Ltd.........................   412,000  1,033,131
    Haitong Securities Co., Ltd., Class H.......................   530,400    684,054
*   Hanergy Thin Film Power Group, Ltd..........................   710,000    339,397
    Harbin Bank Co., Ltd., Class H..............................   231,000     52,981
#   Harbin Electric Co., Ltd., Class H..........................   354,236    189,753
*   Harmonicare Medical Holdings, Ltd...........................    74,000     19,243
#*  HC Group, Inc...............................................   211,500    107,983
#*  Health and Happiness H&H International Holdings, Ltd........   124,500    764,701
    Hengan International Group Co., Ltd.........................   305,000  2,681,567
*   Hengdeli Holdings, Ltd...................................... 1,021,400     53,407
#*  HengTen Networks Group, Ltd................................. 6,592,000    188,886
    Hilong Holding, Ltd.........................................   544,000     65,878
    Hisense Home Appliances Group Co., Ltd., Class H............   146,000    199,119
    HKC Holdings, Ltd...........................................    91,739     73,820
*   Honghua Group, Ltd.......................................... 1,656,000    141,577
    Honworld Group, Ltd.........................................    59,000     33,159
    Hopson Development Holdings, Ltd............................   360,000    395,314
    HOSA International, Ltd.....................................   178,000      2,469
*   Hua Han Health Industry Holdings, Ltd....................... 1,573,842     31,899
#   Hua Hong Semiconductor, Ltd.................................   175,000    414,808
    Huadian Fuxin Energy Corp., Ltd., Class H...................   686,000    147,726
    Huadian Power International Corp., Ltd., Class H............   388,000    165,774
    Huaneng Power International, Inc., Sponsored ADR............     3,000     76,290
    Huaneng Power International, Inc., Class H..................   468,000    299,593
    Huaneng Renewables Corp., Ltd., Class H..................... 3,032,000    874,004
    Huatai Securities Co., Ltd., Class H........................   170,000    320,385
    Huaxi Holdings Co., Ltd.....................................    60,000     16,677
    Huazhong In-Vehicle Holdings Co., Ltd.......................   344,000     62,265
    Huazhu Group, Ltd., ADR.....................................    30,524  1,294,218
    Huishang Bank Corp., Ltd., Class H..........................   186,200     79,701
#*  Hydoo International Holding, Ltd............................   146,000      7,050
#   IMAX China Holding, Inc.....................................   113,000    311,273
    Industrial & Commercial Bank of China, Ltd., Class H........ 8,824,460  6,637,404
    Inner Mongolia Yitai Coal Co., Ltd., Class H................    21,900     19,403
*   JD.com, Inc., ADR...........................................    20,371    616,630
#*  Jiangnan Group, Ltd.........................................   762,000     40,284
    Jiangsu Expressway Co., Ltd., Class H.......................   198,000    281,958
    Jiangxi Copper Co., Ltd., Class H...........................   372,000    493,447
#   Jiayuan International Group, Ltd............................   498,787    223,237
#*  Jinchuan Group International Resources Co., Ltd.............   737,000     68,653
#   Jingrui Holdings, Ltd.......................................   257,000     92,506
*   JinkoSolar Holding Co., Ltd., ADR...........................    11,280    219,509
    Jinmao Hotel and Jinmao China Hotel Investments and
      Management, Ltd...........................................    83,500     49,159
    JNBY Design, Ltd............................................   173,000    341,845
    Joy City Property, Ltd...................................... 2,024,000    288,790

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
    Ju Teng International Holdings, Ltd.........................   460,000 $  134,533
#   Jutal Offshore Oil Services, Ltd............................   124,000     12,820
    K Wah International Holdings, Ltd...........................   583,931    366,490
*   Kai Yuan Holdings, Ltd...................................... 1,980,000     13,683
    Kaisa Group Holdings, Ltd................................... 1,407,000    597,465
    Kangda International Environmental Co., Ltd.................   285,000     39,996
#   Kasen International Holdings, Ltd...........................   194,000    157,607
    Kinetic Mines and Energy, Ltd...............................   812,000     47,594
    Kingboard Holdings, Ltd.....................................   443,000  1,444,389
    Kingboard Laminates Holdings, Ltd...........................   735,000    772,993
    Kingdee International Software Group Co., Ltd...............   237,600    291,646
    Kingsoft Corp., Ltd.........................................   270,000    691,582
    Koradior Holdings, Ltd......................................    76,000     90,958
#*  KuangChi Science, Ltd.......................................   664,000     55,911
    Kunlun Energy Co., Ltd...................................... 2,228,000  2,356,685
    KWG Group Holdings, Ltd.....................................   718,400    842,585
*   Labixiaoxin Snacks Group, Ltd...............................   200,000     11,183
    Lai Fung Holdings, Ltd......................................    27,560     34,527
*   Launch Tech Co., Ltd., Class H..............................    14,000     13,325
    Lee & Man Chemical Co., Ltd.................................    66,300     40,303
    Lee & Man Paper Manufacturing, Ltd..........................   846,600    687,177
    Lee's Pharmaceutical Holdings, Ltd..........................   122,000    104,451
    Legend Holdings Corp., Class H..............................    63,500    173,206
    Lenovo Group, Ltd........................................... 3,976,000  3,684,448
*   Leoch International Technology, Ltd.........................   195,000     16,139
*   Lexinfintech Holdings, Ltd., ADR............................    10,746    138,623
*   Li Ning Co., Ltd............................................   293,500    533,206
*   Lianhua Supermarket Holdings Co., Ltd., Class H.............   172,400     34,542
#*  Lifestyle China Group, Ltd..................................   327,000    121,397
#*  Lifetech Scientific Corp....................................   818,000    172,375
#*  Lisi Group Holdings, Ltd....................................   478,000     50,726
    Livzon Pharmaceutical Group, Inc., Class H..................    47,582    173,075
    Logan Property Holdings Co., Ltd............................   740,000  1,177,613
    Longfor Group Holdings, Ltd.................................   575,500  2,127,924
    Lonking Holdings, Ltd....................................... 1,256,000    427,092
    Luye Pharma Group, Ltd......................................   677,500    614,510
    LVGEM China Real Estate Investment Co., Ltd.................   162,000     50,614
#   Maanshan Iron & Steel Co., Ltd., Class H....................   960,000    442,520
    Maoye International Holdings, Ltd...........................   445,000     35,761
#*  Meitu, Inc..................................................   195,500     71,943
    Metallurgical Corp. of China, Ltd., Class H.................   878,000    243,030
#*  Ming Lam Holdings, Ltd......................................   720,000      3,489
*   Mingfa Group International Co., Ltd.........................   589,000      4,227
    Minmetals Land, Ltd.........................................   764,000    146,936
#   Minth Group, Ltd............................................   476,000  1,504,865
*   MMG, Ltd.................................................... 1,680,000    727,327
    MOBI Development Co., Ltd...................................   124,000     18,220
#   Modern Land China Co., Ltd..................................   444,400     73,805
    Momo, Inc., Sponsored ADR...................................    63,205  2,216,599
#*  Munsun Capital Group, Ltd................................... 1,295,700     17,134
    Nan Hai Corp., Ltd.......................................... 8,450,000    166,952
#   Nanfang Communication Holdings, Ltd.........................    64,000     36,577
    Nanjing Panda Electronics Co., Ltd., Class H................    52,000     21,967
*   Nature Home Holding Co., Ltd................................   228,000     40,397
    NetDragon Websoft Holdings, Ltd.............................    18,500     53,787
    NetEase, Inc., ADR..........................................    10,443  2,971,347
    New China Life Insurance Co., Ltd., Class H.................    88,000    488,048
*   New Oriental Education & Technology Group, Inc., Sponsored
      ADR.......................................................     3,673    350,625
*   New Provenance Everlasting Holdings, Ltd.................... 5,980,000     25,189

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHINA -- (Continued)
*   New World Department Store China, Ltd.......................   223,000 $    46,921
    Nexteer Automotive Group, Ltd...............................   698,000   1,094,495
    Nine Dragons Paper Holdings, Ltd............................ 1,293,000   1,196,721
*   Noah Holdings, Ltd., ADR....................................     6,747     366,632
#*  North Mining Shares Co., Ltd................................ 6,050,000      23,955
    NVC Lighting Holdings, Ltd..................................   545,000      48,378
*   O-Net Technologies Group, Ltd...............................    86,000      50,028
    Orient Securities Co., Ltd., Class H........................   222,000     160,558
    Overseas Chinese Town Asia Holdings, Ltd....................   146,000      61,960
    Ozner Water International Holding, Ltd......................   175,000      36,160
    Pacific Online, Ltd.........................................   210,000      47,955
#*  Panda Green Energy Group, Ltd............................... 1,408,000      59,502
    Parkson Retail Group, Ltd...................................   605,000      49,420
    PAX Global Technology, Ltd..................................   417,000     194,770
*   Peking University Resources Holdings Co., Ltd...............   350,000      11,805
    People's Insurance Co. Group of China, Ltd. (The), Class H..   807,000     330,457
    PetroChina Co., Ltd., ADR...................................     9,000     569,610
    PetroChina Co., Ltd., Class H............................... 3,212,000   2,036,066
    PICC Property & Casualty Co., Ltd., Class H................. 1,391,753   1,563,676
    Ping An Insurance Group Co. of China, Ltd., Class H.........   833,000  10,083,179
    Poly Culture Group Corp., Ltd., Class H.....................    40,500      47,698
    Poly Property Group Co., Ltd................................ 1,141,000     478,716
    Postal Savings Bank of China Co., Ltd., Class H.............   622,000     378,506
    Pou Sheng International Holdings, Ltd....................... 1,101,000     258,365
    Powerlong Real Estate Holdings, Ltd.........................   728,000     354,569
*   PW Medtech Group, Ltd.......................................   280,000      47,780
#   Q Technology Group Co., Ltd.................................   239,000     246,747
*   Qingdao Port International Co., Ltd., Class H...............   363,000     252,139
    Qinhuangdao Port Co., Ltd., Class H.........................   206,000      45,402
*   Qinqin Foodstuffs Group Cayman Co., Ltd.....................     8,400       2,734
    Qunxing Paper Holdings Co., Ltd.............................   147,174       7,092
*   Real Gold Mining, Ltd.......................................    19,000         637
    Red Star Macalline Group Corp., Ltd., Class H...............   152,672     144,757
#   Redco Group.................................................   606,000     242,165
    Regal International Airport Group Co., Ltd., Class H........    50,000      40,511
*   Renhe Commercial Holdings Co., Ltd.......................... 7,156,000     236,665
*   REXLot Holdings, Ltd........................................ 5,031,399      13,469
    Road King Infrastructure, Ltd...............................    96,000     218,001
*   Ronshine China Holdings, Ltd................................   198,000     272,674
#*  Sany Heavy Equipment International Holdings Co., Ltd........   421,000     201,398
    Seaspan Corp................................................    42,872     434,722
#*  Semiconductor Manufacturing International Corp.............. 1,143,100   1,223,927
*   Semiconductor Manufacturing International Corp., ADR........    18,227      97,150
    Shandong Chenming Paper Holdings, Ltd., Class H.............   243,250     126,282
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H....   644,000     633,052
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H...........   109,200      57,949
    Shanghai Electric Group Co., Ltd., Class H..................   700,000     273,240
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H......   158,500     545,173
*   Shanghai Fudan Microelectronics Group Co., Ltd., Class H....    74,000     124,107
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.,
      Class H...................................................   111,000      99,149
    Shanghai Haohai Biological Technology Co., Ltd., Class H....    12,800      82,132
    Shanghai Industrial Holdings, Ltd...........................   271,000     637,407
    Shanghai Industrial Urban Development Group, Ltd............   894,000     179,042
    Shanghai Jin Jiang International Hotels Group Co., Ltd.,
      Class H...................................................   684,000     169,454
    Shanghai La Chapelle Fashion Co., Ltd., Class H.............    33,800      17,279
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H.........   236,100     494,443
*   Shanghai Prime Machinery Co., Ltd., Class H.................   420,000      59,959
#*  Shanghai Zendai Property, Ltd............................... 2,745,000      41,219
    Shengjing Bank Co., Ltd., Class H...........................   144,500      83,963

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
CHINA -- (Continued)
    Shenguan Holdings Group, Ltd................................   446,000 $    22,955
    Shenzhen Expressway Co., Ltd., Class H......................   210,000     255,784
    Shenzhen International Holdings, Ltd........................   568,788   1,229,496
    Shenzhen Investment, Ltd.................................... 1,885,568     750,313
    Shenzhou International Group Holdings, Ltd..................   102,000   1,370,964
    Shimao Property Holdings, Ltd...............................   809,500   2,467,358
    Shougang Fushan Resources Group, Ltd........................ 1,270,000     307,851
    Shui On Land, Ltd........................................... 2,069,656     504,301
*   Shunfeng International Clean Energy, Ltd....................   974,000      33,461
    Sichuan Expressway Co., Ltd., Class H.......................   266,000      88,864
    Sihuan Pharmaceutical Holdings Group, Ltd................... 2,104,000     566,922
    SIM Technology Group, Ltd...................................   400,000      15,061
*   SINA Corp...................................................    19,422   1,222,421
    Sino Biopharmaceutical, Ltd................................. 2,344,497   2,257,251
*   Sino Oil And Gas Holdings, Ltd..............................   516,999      11,056
#*  Sinofert Holdings, Ltd...................................... 1,194,000     147,723
    Sino-Ocean Group Holding, Ltd............................... 1,721,832     773,518
    Sinopec Engineering Group Co., Ltd., Class H................   706,000     682,720
    Sinopec Kantons Holdings, Ltd...............................   514,000     229,668
*   Sinopec Oilfield Service Corp., Class H.....................   372,000      49,811
    Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR.....     4,550     204,204
    Sinopec Shanghai Petrochemical Co., Ltd., Class H........... 1,430,000     647,688
    Sinopharm Group Co., Ltd., Class H..........................   325,200   1,278,133
    Sinosoft Technology Group, Ltd..............................   416,000     148,735
    Sinotrans, Ltd., Class H.................................... 1,129,000     463,882
#   Sinotruk Hong Kong, Ltd.....................................   434,500     943,230
    Skyfame Realty Holdings, Ltd................................ 1,856,000     305,419
    Skyworth Digital Holdings, Ltd..............................   996,196     294,495
#*  SMI Holdings Group, Ltd.....................................   466,400      29,727
*   SOHO China, Ltd............................................. 1,213,500     440,155
*   Sohu.com, Ltd., ADR.........................................     5,447     112,589
*   Southern Energy Holdings Group, Ltd.........................    82,000     164,448
*   Sparkle Roll Group, Ltd.....................................   944,000      40,306
    Springland International Holdings, Ltd......................   378,000      79,027
*   SPT Energy Group, Inc.......................................   416,000      41,346
*   SRE Group, Ltd.............................................. 2,440,285      31,520
    SSY Group, Ltd.............................................. 1,141,042   1,080,824
*   Strong Petrochemical Holdings, Ltd..........................   132,000       6,886
    Suchuang Gas Corp., Ltd.....................................    98,000      26,749
    Sun Art Retail Group, Ltd................................... 1,174,000   1,025,998
    Sun King Power Electronics Group............................   144,000      23,733
    Sunac China Holdings, Ltd...................................   500,000   2,576,800
    Sunny Optical Technology Group Co., Ltd.....................   140,600   1,719,974
#*  Sunshine 100 China Holdings, Ltd............................   217,000      44,118
*   Superb Summit International Group, Ltd......................    55,000       3,839
#   Symphony Holdings, Ltd......................................   450,000      57,978
*   TAL Education Group, ADR....................................    34,138   1,313,289
    Tang Palace China Holdings, Ltd.............................    88,000      15,485
    Tarena International, Inc., ADR.............................     8,228      41,798
    TCL Electronics Holdings, Ltd...............................   379,000     203,074
*   Tech Pro Technology Development, Ltd........................ 2,780,000       4,536
*   Technovator International, Ltd..............................   204,000      29,403
    Ten Pao Group Holdings, Ltd.................................   196,000      27,560
    Tencent Holdings, Ltd.......................................   300,000  14,786,293
*   Tenwow International Holdings, Ltd..........................   286,000       5,195
    Texhong Textile Group, Ltd..................................   214,000     289,943
    Tian An China Investment Co., Ltd...........................   141,000      77,449
#   Tian Ge Interactive Holdings, Ltd...........................   191,000      59,204
#   Tian Shan Development Holding, Ltd..........................    66,000      21,314

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
CHINA -- (Continued)
#   Tiangong International Co., Ltd.............................   476,000 $  124,432
#*  Tianjin Capital Environmental Protection Group Co., Ltd.,
      Class H...................................................    94,000     38,105
    Tianjin Port Development Holdings, Ltd...................... 1,134,000    131,609
#   Tianneng Power International, Ltd...........................   522,000    490,195
    Tianyun International Holdings, Ltd.........................    70,000     10,884
#*  Tibet Water Resources, Ltd..................................   583,000    167,281
    Tingyi Cayman Islands Holding Corp..........................   826,000  1,360,197
    Tomson Group, Ltd...........................................   340,503    130,646
#   Tong Ren Tang Technologies Co., Ltd., Class H...............   339,000    470,650
#   Tongda Group Holdings, Ltd.................................. 2,240,000    242,820
    Tonly Electronics Holdings, Ltd.............................    31,200     27,047
    Top Spring International Holdings, Ltd......................   107,600     30,983
*   Tou Rong Chang Fu Group, Ltd................................   856,000     12,876
    Towngas China Co., Ltd......................................   291,593    231,999
    TPV Technology, Ltd.........................................   292,000     67,817
    TravelSky Technology, Ltd., Class H.........................   173,471    446,179
    Trigiant Group, Ltd.........................................   360,000     65,169
*   Truly International Holdings, Ltd...........................   608,000    102,595
    Tsaker Chemical Group, Ltd..................................    17,500      6,562
    Tsingtao Brewery Co., Ltd., Class H.........................    74,000    472,049
*   Tuniu Corp., Sponsored ADR..................................    11,956     54,998
    Uni-President China Holdings, Ltd...........................   752,400    689,001
    United Energy Group, Ltd.................................... 5,022,000    941,782
    Vinda International Holdings, Ltd...........................   134,000    258,038
*   Vipshop Holdings, Ltd., ADR.................................   140,389  1,208,749
    Wanguo International Mining Group, Ltd......................    38,000      9,064
    Want Want China Holdings, Ltd............................... 2,098,000  1,665,672
    Wasion Holdings, Ltd........................................   250,000    127,665
*   Weibo Corp., Sponsored ADR..................................     5,779    395,861
    Weichai Power Co., Ltd., Class H............................ 1,186,880  1,943,322
    West China Cement, Ltd...................................... 1,698,000    238,541
    Wisdom Education International Holdings Co., Ltd............   302,000    177,579
    Wisdom Sports Group.........................................   182,000     12,309
    Wison Engineering Services Co., Ltd.........................    88,000     13,021
#   Xiabuxiabu Catering Management China Holdings Co., Ltd......   307,500    541,613
    Xiamen International Port Co., Ltd., Class H................   500,000     71,491
    Xingda International Holdings, Ltd..........................   437,258    138,927
    Xingfa Aluminium Holdings, Ltd..............................    48,000     40,405
    Xinghua Port Holdings, Ltd..................................    53,750      8,177
#   Xinjiang Goldwind Science & Technology Co., Ltd., Class H...   354,953    387,674
    Xinyi Solar Holdings, Ltd................................... 2,061,215  1,175,399
    Xinyuan Real Estate Co., Ltd., ADR..........................    23,488    104,522
    Xtep International Holdings, Ltd............................   316,000    180,160
#   Yadea Group Holdings, Ltd...................................   606,000    207,885
*   Yanchang Petroleum International, Ltd....................... 1,360,000     18,916
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.,
      Class H...................................................    92,500    228,617
    Yanzhou Coal Mining Co., Ltd., Class H...................... 1,322,000  1,411,388
#*  Yashili International Holdings, Ltd.........................   394,000     53,740
    Yeebo International Holdings, Ltd...........................   106,000     17,559
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H....    61,600    305,750
    Yida China Holdings, Ltd....................................   110,000     36,026
    Yihai International Holding, Ltd............................   213,000  1,052,095
    Yip's Chemical Holdings, Ltd................................    96,000     32,826
    Yirendai, Ltd., ADR.........................................     8,553    135,480
#*  Youyuan International Holdings, Ltd.........................   259,510     79,418
*   YuanShengTai Dairy Farm, Ltd................................   393,000      9,119
    Yuexiu Property Co., Ltd.................................... 3,891,720    903,350
    Yuexiu Transport Infrastructure, Ltd........................   172,639    140,700
    Yum China Holdings, Inc.....................................    24,388  1,159,406

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
CHINA -- (Continued)
    Yunnan Water Investment Co., Ltd., Class H..................   140,000 $     43,025
    Yuzhou Properties Co., Ltd.................................. 1,096,027      579,302
*   YY, Inc., ADR...............................................    15,328    1,296,902
    Zhaojin Mining Industry Co., Ltd., Class H..................   105,000       90,458
    Zhejiang Expressway Co., Ltd., Class H......................   416,000      446,200
#*  Zhong An Real Estate, Ltd................................... 1,486,000       54,953
    Zhongsheng Group Holdings, Ltd..............................   354,500      932,601
#   Zhongyu Gas Holdings, Ltd...................................   213,666      200,043
#   Zhou Hei Ya International Holdings Co., Ltd.................   357,000      188,185
*   Zhuguang Holdings Group Co., Ltd............................   234,000       36,763
    Zhuhai Holdings Investment Group, Ltd.......................   304,000       33,795
    Zhuzhou CRRC Times Electric Co., Ltd., Class H..............    82,400      418,607
    Zijin Mining Group Co., Ltd., Class H....................... 3,117,000    1,217,632
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H...................................................   762,000      447,261
*   ZTE Corp., Class H..........................................    20,204       64,409
    ZTO Express Cayman, Inc., ADR...............................    42,161      840,269
                                                                           ------------
TOTAL CHINA.....................................................            334,476,051
                                                                           ------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA..........................................    90,627      406,431
    Banco de Bogota SA..........................................     4,740      100,979
    Bancolombia SA, Sponsored ADR...............................     9,037      458,357
    Bancolombia SA..............................................    24,037      292,912
    Celsia SA ESP...............................................    89,300      123,734
    Cementos Argos SA...........................................    70,695      176,450
*   CEMEX Latam Holdings SA.....................................    37,434       56,384
*   Corp. Financiera Colombiana SA..............................    17,502      136,194
    Ecopetrol SA, Sponsored ADR.................................    10,314      190,706
    Ecopetrol SA................................................   356,765      329,372
*   Empresa de Telecomunicaciones de Bogota.....................    40,000        3,142
    Grupo Argos SA..............................................    64,982      369,804
    Grupo Aval Acciones y Valores SA, ADR.......................     5,281       41,509
    Grupo de Inversiones Suramericana SA........................    30,393      338,405
*   Grupo Energia Bogota SA ESP.................................    47,042       32,445
    Grupo Nutresa SA............................................    22,661      187,834
    Interconexion Electrica SA ESP..............................    72,437      354,428
                                                                           ------------
TOTAL COLOMBIA..................................................              3,599,086
                                                                           ------------
CZECH REPUBLIC -- (0.1%)
    CEZ A.S.....................................................    28,526      664,446
    Komercni banka A.S..........................................     2,123       80,538
    Moneta Money Bank A.S.......................................   301,322      965,831
    O2 Czech Republic A.S.......................................     6,416       69,871
    Philip Morris CR A.S........................................       100       59,983
                                                                           ------------
TOTAL CZECH REPUBLIC............................................              1,840,669
                                                                           ------------
DENMARK -- (1.3%)
*   Agat Ejendomme A.S..........................................    52,779       35,188
*   ALK-Abello A.S..............................................     3,265      555,422
    Alm Brand A.S...............................................    39,702      379,250
    Ambu A.S., Class B..........................................    45,670    1,314,001
    AP Moller - Maersk A.S., Class A............................       369      451,369
    AP Moller - Maersk A.S., Class B............................       640      825,020
*   Bang & Olufsen A.S..........................................    14,114      122,881
    BankNordik P/F..............................................       590       10,020
*   Bavarian Nordic A.S.........................................    13,068      274,527
    Brodrene Hartmann A.S.......................................     1,220       54,152
    Carlsberg A.S., Class B.....................................    14,616    1,889,861

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------ -----------
DENMARK -- (Continued)
    Chr Hansen Holding A.S...................................... 22,719 $ 2,321,451
    Coloplast A.S., Class B.....................................  4,894     528,657
    Columbus A.S................................................ 35,018      70,203
    D/S Norden A.S.............................................. 14,643     232,282
    Danske Bank A.S............................................. 48,182     856,375
*   Demant A.S.................................................. 32,505   1,027,041
    DFDS A.S.................................................... 15,439     734,062
*   Drilling Co. of 1972 A.S. (The).............................  2,018     154,921
    DSV A.S..................................................... 53,241   4,933,727
    FLSmidth & Co. A.S.......................................... 19,629     986,600
*   Genmab A.S..................................................  6,648   1,104,398
    GN Store Nord A.S........................................... 52,868   2,709,764
    H Lundbeck A.S.............................................. 23,106     974,113
*   H+H International A.S., Class B.............................  8,326     138,572
    IC Group A.S................................................  2,723      15,846
    ISS A.S..................................................... 80,000   2,491,329
    Jeudan A.S..................................................    595      89,850
    Jyske Bank A.S.............................................. 31,317   1,263,154
    Matas A.S................................................... 17,726     176,123
*   Nilfisk Holding A.S......................................... 21,080     891,606
*   NKT A.S..................................................... 11,345     209,260
    NNIT A.S....................................................  4,966     130,989
    Novo Nordisk A.S., Sponsored ADR............................ 20,820   1,020,388
    Novo Nordisk A.S., Class B.................................. 76,225   3,734,609
    Novozymes A.S., Class B..................................... 36,674   1,711,770
    Orsted A.S..................................................  6,739     516,816
    Pandora A.S................................................. 69,812   2,932,397
    Parken Sport & Entertainment A.S............................  2,697      43,763
    Per Aarsleff Holding A.S....................................  9,252     306,659
    Ringkjoebing Landbobank A.S................................. 14,285     922,669
    Rockwool International A.S., Class A........................    151      35,912
    Rockwool International A.S., Class B........................  3,041     813,615
    Royal Unibrew A.S........................................... 28,321   2,032,239
    RTX A.S.....................................................  3,391      82,120
*   Santa Fe Group A.S.......................................... 25,083      24,520
    Scandinavian Tobacco Group A.S., Class A.................... 22,954     273,104
    Schouw & Co., A.S...........................................  6,657     473,703
    SimCorp A.S................................................. 12,571   1,234,097
    Solar A.S., Class B.........................................  2,756     130,910
    Spar Nord Bank A.S.......................................... 43,506     374,190
    Sydbank A.S................................................. 35,677     770,759
    Tivoli A.S..................................................     80       8,393
    Topdanmark A.S.............................................. 28,136   1,518,077
*   TORM P.L.C..................................................  4,478      35,497
    Tryg A.S.................................................... 38,777   1,186,757
    Vestas Wind Systems A.S..................................... 46,419   4,200,171
*   Vestjysk Bank A.S...........................................  5,218       2,548
*   Zealand Pharma A.S..........................................  8,558     176,586
                                                                        -----------
TOTAL DENMARK...................................................         52,514,283
                                                                        -----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E., GDR............. 37,735     165,398
    Commercial International Bank Egypt S.A.E., GDR............. 30,828     134,872
                                                                        -----------
TOTAL EGYPT.....................................................            300,270
                                                                        -----------
FINLAND -- (1.2%)
    Ahlstrom-Munksjo Oyj........................................ 12,664     190,444
    Aktia Bank Oyj.............................................. 18,242     177,630

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FINLAND -- (Continued)
    Alma Media Oyj..............................................  10,852 $    74,408
    Asiakastieto Group Oyj......................................     518      15,567
    Aspo Oyj....................................................   6,086      58,047
    Atria Oyj...................................................   6,165      56,159
*   BasWare Oyj.................................................   1,070      24,715
    Bittium Oyj.................................................  13,056      98,847
    Cargotec Oyj, Class B.......................................  16,310     669,615
    Caverion Oyj................................................   4,627      33,718
    Citycon Oyj.................................................  15,792     161,357
    Cramo Oyj...................................................  20,921     440,304
    Elisa Oyj...................................................  40,076   1,701,951
    Finnair Oyj.................................................  32,899     275,153
    Fiskars Oyj Abp.............................................  13,847     315,543
    Fortum Oyj..................................................  85,180   1,806,711
*   F-Secure Oyj................................................  26,205      80,898
*   HKScan Oyj, Class A.........................................  20,409      50,634
    Huhtamaki Oyj...............................................  57,915   2,214,736
    Kemira Oyj..................................................  57,596     816,340
    Kesko Oyj, Class A..........................................   6,764     325,321
    Kesko Oyj, Class B..........................................  30,024   1,561,245
    Kone Oyj, Class B...........................................  22,183   1,218,916
    Konecranes Oyj..............................................  28,082   1,173,827
    Lassila & Tikanoja Oyj......................................  16,264     264,174
    Metsa Board Oyj.............................................  94,015     525,914
    Metso Oyj...................................................  60,875   2,277,774
    Neste Oyj................................................... 152,754   5,048,928
    Nokia Oyj................................................... 215,395   1,131,817
    Nokia Oyj................................................... 150,663     788,026
    Nokian Renkaat Oyj..........................................  63,102   2,115,165
    Olvi Oyj, Class A...........................................   6,636     245,827
    Oriola Oyj, Class B.........................................  72,809     187,891
    Orion Oyj, Class A..........................................   8,255     276,951
    Orion Oyj, Class B..........................................  33,339   1,111,672
    Outokumpu Oyj............................................... 158,239     605,861
*   Outotec Oyj.................................................  62,886     332,209
    Ponsse Oyj..................................................   3,963     133,417
    Raisio Oyj, Class V.........................................  60,202     201,773
    Ramirent Oyj................................................  60,621     425,813
    Revenio Group Oyj...........................................   5,858     134,947
    Sampo Oyj, Class A..........................................  51,062   2,338,033
    Sanoma Oyj..................................................  47,701     486,987
*   SRV Group Oyj...............................................   3,551       6,865
*   Stockmann Oyj Abp, Class B..................................  14,423      38,445
    Stora Enso Oyj, Sponsored ADR...............................   1,800      22,338
    Stora Enso Oyj, Class R..................................... 228,200   2,841,892
    Teleste Oyj.................................................   1,219       7,996
    Tieto Oyj...................................................  30,620     871,799
    Tikkurila Oyj...............................................  15,509     260,066
    Tokmanni Group Corp.........................................  24,997     218,898
    UPM-Kymmene Oyj............................................. 210,965   5,956,557
    Uponor Oyj..................................................  24,735     296,214
    Vaisala Oyj, Class A........................................   4,788     103,779
    Valmet Oyj..................................................  66,924   1,843,556
    Wartsila Oyj Abp............................................ 113,681   1,820,313
    YIT Oyj.....................................................  72,875     447,142
                                                                         -----------
TOTAL FINLAND...................................................          46,911,125
                                                                         -----------
FRANCE -- (5.9%)
    ABC arbitrage...............................................   3,527      26,052

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Accor SA....................................................  26,776 $1,128,165
    Actia Group.................................................   5,948     28,475
    Aeroports de Paris..........................................   3,235    659,010
*   Air France-KLM.............................................. 125,616  1,449,547
    Air Liquide SA..............................................  27,281  3,629,241
    Airbus SE...................................................  27,655  3,786,790
    Akka Technologies...........................................   7,898    580,037
    AKWEL.......................................................   7,357    143,573
    Albioma SA..................................................  15,115    355,654
    Alstom SA...................................................  35,331  1,554,464
    Alten SA....................................................  16,790  1,833,669
    Altran Technologies SA......................................  94,678  1,234,365
*   Amplitude Surgical SAS......................................   2,916      8,606
    Amundi SA...................................................  11,477    825,738
    APRIL SA....................................................   3,950     94,786
    Arkema SA...................................................  44,513  4,570,443
    Assystem SA.................................................   3,590    141,277
    Atos SE.....................................................  22,770  2,347,832
    Aubay.......................................................   4,079    145,467
    AXA SA, Sponsored ADR.......................................   5,414    143,146
    AXA SA...................................................... 171,463  4,572,326
    Axway Software SA...........................................   1,805     25,797
*   Baikowski SAS...............................................     356      5,995
    Bastide le Confort Medical..................................   2,315    100,829
    Beneteau SA.................................................  18,792    238,571
    Bigben Interactive..........................................   8,107     97,035
    BioMerieux..................................................  14,309  1,136,481
    BNP Paribas SA.............................................. 112,120  5,968,494
    Boiron SA...................................................   3,504    186,993
    Bollore SA.................................................. 166,884    793,831
    Bonduelle SCA...............................................   8,947    286,558
#*  Bourbon Corp................................................  20,509     48,120
    Bouygues SA.................................................  87,992  3,312,227
    Bureau Veritas SA...........................................  39,356    997,623
    Burelle SA..................................................      26     27,424
    Capgemini SE................................................  28,204  3,422,676
    Carrefour SA................................................ 177,125  3,452,172
    Casino Guichard Perrachon SA................................  22,347    914,994
    Catering International Services.............................     977     13,262
*   Cegedim SA..................................................   1,319     38,393
*   CGG SA...................................................... 104,203    188,373
    Chargeurs SA................................................  10,627    226,438
    Cie de Saint-Gobain......................................... 112,894  4,628,648
    Cie des Alpes...............................................   6,122    184,821
    Cie Generale des Etablissements Michelin SCA................  50,834  6,573,371
    Cie Plastic Omnium SA.......................................  34,079  1,032,505
    CNP Assurances..............................................  32,914    777,453
*   Coface SA...................................................  57,384    578,824
    Credit Agricole SA.......................................... 114,991  1,579,062
    Danone SA, Sponsored ADR....................................     600      9,732
    Danone SA...................................................  37,847  3,060,973
    Dassault Aviation SA........................................      74    111,982
    Dassault Systemes SE........................................   4,673    740,030
    Dassault Systemes SE, Sponsored ADR.........................   1,228    195,056
    Derichebourg SA.............................................  59,500    259,282
    Devoteam SA.................................................   2,730    320,058
    Edenred.....................................................  55,353  2,609,769
    Eiffage SA..................................................  45,566  4,757,601
    Electricite de France SA.................................... 143,748  2,075,999

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Elior Group SA                                                59,862 $  829,218
    Elis SA                                                       30,453    543,482
    Engie SA                                                     166,950  2,477,956
    Eramet                                                         6,101    427,247
    EssilorLuxottica SA                                           19,705  2,400,830
    Esso SA Francaise                                              1,602     55,002
*   Etablissements Maurel et Prom                                 14,004     52,939
    Eurofins Scientific SE                                         3,764  1,723,641
    Euronext NV                                                   21,464  1,491,364
    Europcar Mobility Group                                       60,208    502,261
    Eutelsat Communications SA                                   110,664  2,000,012
    Exel Industries, Class A                                         538     39,223
    Faurecia SA                                                   44,559  2,267,229
    Fleury Michon SA                                                 371     16,813
*   Fnac Darty S.A.                                               10,006    879,673
*   Fnac Darty SA (BLRZL56)                                        3,486    306,987
    Gaztransport Et Technigaz SA                                   8,235    745,188
    Getlink SE                                                   112,299  1,807,557
    GL Events                                                      7,370    181,627
    Groupe Crit                                                    2,025    155,030
    Groupe Gorge                                                   1,866     31,285
    Groupe Open                                                    1,810     33,984
    Guerbet                                                        3,868    230,957
    Haulotte Group SA                                              3,630     35,503
    Hermes International                                           1,520  1,069,421
*   HiPay Group SA                                                 2,042     15,401
*   ID Logistics Group                                               971    173,543
    Iliad SA                                                      13,235  1,348,343
    Imerys SA                                                     14,893    793,571
    Ingenico Group SA                                             32,079  2,707,472
    Interparfums SA                                                2,868    143,867
    Ipsen SA                                                       5,548    647,950
    IPSOS                                                         16,163    468,827
    Jacquet Metal Service SA                                       7,553    150,633
    JCDecaux SA                                                   24,905    816,392
    Kaufman & Broad SA                                            13,978    557,716
    Kering SA                                                      3,337  1,974,684
    Korian SA                                                     28,488  1,146,755
    Lagardere SCA                                                 73,302  1,996,440
*   Latecoere SACA                                                35,844    131,053
    Laurent-Perrier                                                  664     70,276
    Le Belier                                                      1,492     55,538
    Lectra                                                         9,871    237,616
    Legrand SA                                                    32,156  2,365,167
    Linedata Services                                              1,886     59,027
    LISI                                                          11,986    401,226
    LNA Sante SA                                                   3,110    160,717
    L'Oreal SA                                                    10,579  2,909,780
    LVMH Moet Hennessy Louis Vuitton SE                           20,296  7,968,557
    Maisons du Monde SA                                           14,787    318,380
    Maisons France Confort SA                                      1,444     59,847
    Manitou BF SA                                                  3,963    130,373
    Manutan International                                            734     55,831
    Mersen SA                                                      7,318    260,447
*   METabolic EXplorer SA                                          7,442     14,962
    Metropole Television SA                                       17,775    352,818
*   MGI Digital Graphic Technology                                   340     16,614
    Natixis SA                                                   177,646  1,046,822
    Neopost SA                                                    17,196    421,795

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
FRANCE -- (Continued)
    Nexans SA...................................................  27,605 $  968,236
    Nexity SA...................................................  24,700  1,155,325
*   Nicox.......................................................   4,348     26,529
    NRJ Group...................................................   7,044     55,331
    Oeneo SA....................................................  11,220    127,884
*   Onxeo SA....................................................  18,755     17,255
    Orange SA, Sponsored ADR....................................  26,020    404,871
    Orange SA................................................... 418,276  6,537,048
    Orpea.......................................................  12,466  1,520,959
    Pernod Ricard SA............................................   3,559    620,572
    Peugeot SA.................................................. 246,391  6,460,095
*   Pierre & Vacances SA........................................   2,468     49,350
    Plastivaloire...............................................   6,808     74,173
    PSB Industries SA...........................................     356     12,680
    Publicis Groupe SA, ADR.....................................   1,600     23,776
    Publicis Groupe SA..........................................  55,957  3,325,879
    Rallye SA...................................................  13,551    157,835
#*  Recylex SA..................................................   4,505     25,290
    Remy Cointreau SA...........................................   1,691    225,328
    Renault SA..................................................  39,257  2,678,363
    Rexel SA.................................................... 138,509  1,862,101
    Robertet SA.................................................     133     84,938
    Rothschild & Co.............................................   3,717    127,919
    Rubis SCA...................................................  24,023  1,317,666
    Safran SA...................................................  20,793  3,030,812
    Sanofi, ADR.................................................  24,073  1,052,712
    Sanofi......................................................  47,351  4,131,340
    Sartorius Stedim Biotech....................................   6,240    847,546
    Savencia SA.................................................   2,171    165,505
    Schneider Electric SE.......................................  42,659  3,609,724
    Schneider Electric SE.......................................   1,444    122,678
    SCOR SE.....................................................  51,950  2,120,837
    SEB SA......................................................   9,458  1,732,812
    Seche Environnement SA......................................     824     27,992
    SES SA...................................................... 181,011  3,082,197
    Societe BIC SA..............................................  15,978  1,376,447
    Societe Generale SA.........................................  83,931  2,661,579
    Societe Marseillaise du Tunnel Prado-Carenage SA............   1,473     33,451
    Societe pour l'Informatique Industrielle....................   1,100     27,024
    Sodexo SA...................................................  15,238  1,747,153
*   SOITEC......................................................   5,991    606,793
*   Solocal Group............................................... 184,554    196,348
    Somfy SA....................................................   3,079    278,880
    Sopra Steria Group..........................................   7,385    943,245
    SPIE SA.....................................................  49,105    947,990
*   Stallergenes Greer P.L.C....................................   2,134     87,969
    Stef SA.....................................................   2,220    210,265
    STMicroelectronics NV....................................... 184,506  3,388,401
    STMicroelectronics NV.......................................   8,672    159,131
    Suez........................................................  50,665    712,139
    Sword Group.................................................     998     36,343
    Synergie SA.................................................   6,848    274,361
    Tarkett SA..................................................  19,020    461,041
*   Technicolor SA.............................................. 109,923    131,924
    Teleperformance.............................................  19,032  3,658,724
    Television Francaise 1......................................  46,092    503,818
    TFF Group...................................................     204      9,174
    Thales SA...................................................  13,781  1,646,519
    Thermador Groupe............................................   2,169    123,804

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
FRANCE -- (Continued)
    Total Gabon.................................................     219 $     38,295
    Total SA.................................................... 288,924   16,061,505
    TOTAL SA, Sponsored ADR.....................................   5,654      314,768
*   Touax SA....................................................      25          172
    Trigano SA..................................................   3,741      358,691
*   Ubisoft Entertainment SA....................................  39,703    3,793,153
    Union Financiere de France BQE SA...........................   1,915       43,686
    Valeo SA....................................................  38,034    1,383,400
*   Vallourec SA................................................ 147,735      366,497
*   Valneva SE..................................................   7,258       26,797
    Veolia Environnement SA, ADR................................  13,366      316,908
    Veolia Environnement SA.....................................  39,060      923,865
    Vetoquinol SA...............................................     532       33,422
    Vicat SA....................................................   9,130      482,832
    VIEL & Cie SA...............................................  13,569       76,117
    Vilmorin & Cie SA...........................................   3,102      172,617
    Vinci SA....................................................  59,854    6,045,031
*   Virbac SA...................................................   1,348      240,119
    Vivendi SA..................................................  49,226    1,428,829
    Vranken-Pommery Monopole SA.................................     954       24,948
*   Worldline SA................................................  10,140      639,095
                                                                         ------------
TOTAL FRANCE....................................................          231,295,812
                                                                         ------------
GERMANY -- (5.3%)
    1&1 Drillisch AG............................................  18,382      686,431
    7C Solarparken AG...........................................   3,330       11,488
    Aareal Bank AG..............................................  32,085    1,122,273
    Adidas AG...................................................  14,103    3,632,763
    Adler Modemaerkte AG........................................   2,793       10,317
    ADO Properties SA...........................................   8,788      461,940
*   ADVA Optical Networking SE..................................  27,653      237,348
*   AIXTRON SE..................................................  14,215      164,580
    All for One Group AG........................................     326       18,622
    Allgeier SE.................................................   1,637       46,924
    Allianz SE, Sponsored ADR...................................  36,967      891,644
    Allianz SE..................................................  35,978    8,696,390
    Amadeus Fire AG.............................................   1,962      261,829
    Aurubis AG..................................................  21,241    1,038,605
    Axel Springer SE............................................  19,671    1,114,157
    BASF SE..................................................... 153,754   12,552,621
    Basler AG...................................................     475       85,966
    Bauer AG....................................................   5,636      141,891
    Bayer AG....................................................  74,717    4,971,281
    Bayerische Motoren Werke AG.................................  73,155    6,240,738
    BayWa AG....................................................   6,697      197,410
    Bechtle AG..................................................  15,434    1,588,875
    Beiersdorf AG...............................................   3,758      411,203
    Bertrandt AG................................................   3,201      249,805
    Bijou Brigitte AG...........................................   1,389       68,726
    Bilfinger SE................................................  17,202      636,138
    Borussia Dortmund GmbH & Co. KGaA...........................  62,002      595,513
    Brenntag AG.................................................  47,648    2,571,210
    CANCOM SE...................................................  23,673    1,198,181
    Carl Zeiss Meditec AG.......................................   4,631      455,504
*   CECONOMY AG.................................................  98,205      659,641
    CENIT AG....................................................   4,236       64,940
    CENTROTEC Sustainable AG....................................   3,714       49,100
    Cewe Stiftung & Co. KGAA....................................   4,034      381,065
    comdirect bank AG...........................................   4,284       49,939

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
GERMANY -- (Continued)
*   Commerzbank AG.............................................. 275,588 $ 2,483,982
    CompuGroup Medical SE.......................................   8,544     566,971
    Continental AG..............................................  19,180   3,181,785
    Corestate Capital Holding SA................................   4,210     169,128
    Covestro AG.................................................  24,735   1,359,129
    CropEnergies AG.............................................  12,477      81,790
    CTS Eventim AG & Co. KGaA...................................  20,387   1,047,061
    Daimler AG.................................................. 200,918  13,187,449
    Data Modul AG Produktion Und Vertrieb Von Elektronischen
      Systemen..................................................     208      16,623
    Delticom AG.................................................     285       2,180
    Deutsche Bank AG............................................   3,370      27,946
    Deutsche Bank AG............................................ 321,111   2,658,799
    Deutsche Boerse AG..........................................  19,604   2,619,533
    Deutsche Lufthansa AG....................................... 114,800   2,777,441
    Deutsche Pfandbriefbank AG..................................  66,660     930,766
    Deutsche Post AG............................................  76,028   2,642,765
    Deutsche Telekom AG, Sponsored ADR.......................... 104,159   1,748,830
    Deutsche Telekom AG......................................... 519,957   8,711,828
    Deutsche Wohnen SE..........................................  38,655   1,741,218
    Deutz AG....................................................  87,265     862,352
*   Dialog Semiconductor P.L.C..................................  33,381   1,298,660
    DIC Asset AG................................................  17,469     191,670
    Diebold Nixdorf AG..........................................   1,566     105,680
    DMG Mori AG.................................................   7,777     401,061
    Dr Hoenle AG................................................   1,671     105,525
    Draegerwerk AG & Co. KGaA...................................   1,428      66,666
    Duerr AG....................................................  32,270   1,459,377
    E.ON SE..................................................... 507,298   5,454,328
    Eckert & Ziegler Strahlen- und Medizintechnik AG............   1,137     100,330
    EDAG Engineering Group AG...................................   5,318      83,581
    Elmos Semiconductor AG......................................   7,196     198,267
    ElringKlinger AG............................................  14,246     108,054
    Energiekontor AG............................................   3,966      67,960
    Evonik Industries AG........................................  49,194   1,468,572
*   Evotec SE...................................................  36,322     906,569
    Fielmann AG.................................................   5,234     372,133
    First Sensor AG.............................................   1,547      41,535
    Francotyp-Postalia Holding AG, Class A......................   6,658      27,006
    Fraport AG Frankfurt Airport Services Worldwide.............  13,684   1,139,126
    Freenet AG..................................................  73,647   1,730,351
    Fresenius Medical Care AG & Co. KGaA........................  56,515   4,763,278
    Fresenius SE & Co. KGaA.....................................  46,031   2,617,548
    Fuchs Petrolub SE...........................................   8,918     356,104
    GEA Group AG................................................  62,845   1,760,771
    Gerresheimer AG.............................................  19,577   1,474,980
    Gesco AG....................................................   3,607     104,475
    GFT Technologies SE.........................................  11,646     118,765
    Grammer AG..................................................     363      15,690
    Grand City Properties SA....................................  28,574     673,317
    GRENKE AG...................................................   1,784     190,322
    H&R GmbH & Co. KGaA.........................................   7,950      65,802
    Hamburger Hafen und Logistik AG.............................  19,327     487,849
    Hannover Rueck SE...........................................  10,482   1,582,884
    Hapag-Lloyd AG..............................................  12,549     386,360
    HeidelbergCement AG.........................................  22,763   1,841,983
*   Heidelberger Druckmaschinen AG.............................. 199,929     374,592
    Hella GmbH & Co. KGaA.......................................  23,981   1,308,143
    Henkel AG & Co. KGaA........................................   3,035     289,414
    Highlight Communications AG.................................   2,399      12,257

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
GERMANY -- (Continued)
    Hochtief AG.................................................   2,930 $  438,061
*   HolidayCheck Group AG.......................................  17,746     62,312
    Hornbach Baumarkt AG........................................   3,936     76,084
    Hornbach Holding AG & Co. KGaA..............................     359     19,463
    Hugo Boss AG................................................  23,845  1,666,149
    Indus Holding AG............................................  10,309    549,323
    Infineon Technologies AG.................................... 121,387  2,877,551
    Infineon Technologies AG, ADR...............................  36,257    858,203
*   Innogy SE...................................................   7,562    328,041
    Isra Vision AG..............................................   4,635    186,378
    IVU Traffic Technologies AG.................................   3,202     29,303
    Jenoptik AG.................................................  14,267    564,669
    K+S AG...................................................... 105,450  2,147,212
    KION Group AG...............................................  33,749  2,321,682
    Kloeckner & Co. SE..........................................  38,611    271,671
    Koenig & Bauer AG...........................................   7,720    375,307
    Krones AG...................................................   4,409    411,343
    KSB SE & Co. KGaA...........................................      38     14,104
    KWS Saat SE.................................................   3,610    244,941
    Lanxess AG..................................................  47,341  2,741,463
    LEG Immobilien AG...........................................  17,625  2,056,477
    Leifheit AG.................................................   4,363    106,604
    Leoni AG....................................................  20,855    482,250
*   LPKF Laser & Electronics AG.................................   3,068     30,335
*   Manz AG.....................................................   1,394     38,756
*   Medigene AG.................................................   1,703     16,949
    Merck KGaA..................................................   6,784    723,110
    METRO AG.................................................... 100,184  1,702,278
    MLP SE......................................................  24,466    123,325
    MTU Aero Engines AG.........................................  18,748  4,423,210
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...  15,491  3,854,995
    Nemetschek SE...............................................   6,814  1,260,591
    Nexus AG....................................................   1,365     39,099
*   Nordex SE...................................................  29,160    473,673
    Norma Group SE..............................................  24,056  1,137,462
    OHB SE......................................................   3,082    123,392
    OSRAM Licht AG..............................................  32,255  1,109,414
    Paragon GmbH & Co. KGaA.....................................     720     22,808
    Patrizia Immobilien AG......................................  15,994    333,605
*   Petro Welt Technologies AG..................................     617      3,493
    Pfeiffer Vacuum Technology AG...............................   4,499    756,292
    PNE AG......................................................  35,221     97,213
    Progress-Werk Oberkirch AG..................................   1,010     30,091
    ProSiebenSat.1 Media SE.....................................  57,703    912,201
    PSI Software AG.............................................   1,178     24,467
    Puma SE.....................................................     836    517,796
    Puma SE.....................................................     198    122,475
*   QIAGEN NV...................................................  21,558    834,743
    QSC AG......................................................  69,244    116,867
*   R Stahl AG..................................................     845     23,902
    Rational AG.................................................     800    540,220
    Rheinmetall AG..............................................  26,789  3,086,842
    RHOEN-KLINIKUM AG...........................................   6,612    195,100
    RIB Software SE.............................................   7,397    145,735
    RTL Group SA................................................  15,932    897,738
    RWE AG......................................................  86,337  2,214,548
    S&T AG......................................................  16,765    452,965
    SAF-Holland SA..............................................  26,601    331,939
    Salzgitter AG...............................................  17,700    585,006

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
GERMANY -- (Continued)
    SAP SE, Sponsored ADR.......................................   9,200 $  1,185,512
    SAP SE......................................................  17,271    2,226,375
*   Schaltbau Holding AG........................................   2,053       65,189
    Schloss Wachenheim AG.......................................     321        6,323
    Scout24 AG..................................................   7,410      382,195
    Secunet Security Networks AG................................     343       42,006
*   Shop Apotheke Europe NV.....................................   1,009       39,107
    SHW AG......................................................   2,328       53,974
    Siemens AG..................................................  22,483    2,695,762
    Siltronic AG................................................  14,161    1,391,289
    Sixt Leasing SE.............................................   6,611       95,861
    Sixt SE.....................................................   8,157      909,608
    SMA Solar Technology AG.....................................   4,385      100,074
*   SMT Scharf AG...............................................   1,160       16,837
    Software AG.................................................  15,798      602,918
    Stabilus SA.................................................   6,680      372,762
    STRATEC SE..................................................     617       43,509
    Stroeer SE & Co. KGaA.......................................   9,941      673,242
    Suedzucker AG...............................................  39,365      605,802
*   SUESS MicroTec SE...........................................   5,781       76,093
    Surteco Group SE............................................   3,313       93,187
    Symrise AG..................................................  17,987    1,731,302
    TAG Immobilien AG...........................................  43,943      989,595
    Takkt AG....................................................  13,736      216,198
*   Talanx AG...................................................  16,922      677,222
    Technotrans SE..............................................   2,947       80,888
*   Tele Columbus AG............................................   1,021        2,199
    Telefonica Deutschland Holding AG........................... 288,578      937,110
    Thyssenkrupp AG.............................................  31,780      448,054
    TLG Immobilien AG...........................................  29,266      862,198
*   Tom Tailor Holding SE.......................................  14,326       39,531
    Traffic Systems SE..........................................   1,003       15,691
    TUI AG......................................................  63,010      704,150
    Uniper SE...................................................  50,512    1,532,707
    United Internet AG..........................................  66,481    2,672,860
    VERBIO Vereinigte BioEnergie AG.............................  11,970      103,849
    Volkswagen AG...............................................   8,069    1,446,747
    Vonovia SE..................................................  31,355    1,567,016
    Vossloh AG..................................................   3,269      150,466
    Wacker Chemie AG............................................   8,826      775,878
    Wacker Neuson SE............................................  14,206      394,798
    Washtec AG..................................................   4,213      331,669
    Wirecard AG.................................................   9,575    1,446,470
    Wuestenrot & Wuerttembergische AG...........................  11,676      239,633
    XING SE.....................................................   1,082      402,671
*   Zalando SE..................................................   3,060      144,207
    Zeal Network SE.............................................   5,123      116,559
                                                                         ------------
TOTAL GERMANY...................................................          207,972,138
                                                                         ------------
GREECE -- (0.1%)
    Aegean Airlines SA..........................................   4,941       46,723
*   Alpha Bank AE...............................................   2,364        3,680
    Athens Water Supply & Sewage Co. SA.........................   6,973       46,473
    Bank of Greece..............................................   2,794       41,223
*   Ellaktor SA.................................................  21,206       40,751
*   FF Group....................................................   3,954        8,896
    Fourlis Holdings SA.........................................   8,683       52,416
*   GEK Terna Holding Real Estate Construction SA...............  10,261       59,172
    Hellenic Exchanges - Athens Stock Exchange SA...............  18,545       93,280

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
GREECE -- (Continued)
    Hellenic Petroleum SA.......................................    16,443 $  152,535
    Hellenic Telecommunications Organization SA.................    24,316    337,723
    Holding Co. ADMIE IPTO SA...................................    13,423     25,795
*   Iaso SA.....................................................    10,475     17,377
*   Intralot SA-Integrated Lottery Systems & Services...........    32,611     15,245
    JUMBO SA....................................................    22,397    408,768
*   Marfin Investment Group Holdings SA.........................   175,597     18,067
    Motor Oil Hellas Corinth Refineries SA......................    13,959    355,985
    Mytilineos Holdings SA......................................    23,447    253,896
*   National Bank of Greece SA..................................       245        538
    OPAP SA.....................................................    17,826    192,363
*   Piraeus Bank SA.............................................        28         59
    Piraeus Port Authority SA...................................     2,736     63,515
*   Public Power Corp. SA.......................................    13,423     19,056
    Sarantis SA.................................................     1,644     13,625
    Terna Energy SA.............................................     9,557     74,652
    Titan Cement Co. SA.........................................    10,553    228,801
                                                                           ----------
TOTAL GREECE....................................................            2,570,614
                                                                           ----------
HONG KONG -- (2.2%)
#   Agritrade Resources, Ltd.................................... 1,445,000    235,415
    AIA Group, Ltd..............................................   829,400  8,492,588
    Allied Properties HK, Ltd...................................   668,000    153,371
    Alltronics Holdings, Ltd....................................   126,000     14,576
*   Applied Development Holdings, Ltd...........................   310,000     15,324
    Asia Financial Holdings, Ltd................................    72,000     43,769
    Asia Satellite Telecommunications Holdings, Ltd.............    39,000     33,211
    ASM Pacific Technology, Ltd.................................   168,600  1,955,595
    Associated International Hotels, Ltd........................    38,000    111,426
    Bank of East Asia, Ltd. (The)...............................   233,080    735,718
*   BeijingWest Industries International, Ltd...................   166,000     17,146
*   Bison Finance Group, Ltd....................................    84,000     12,293
    BOC Aviation, Ltd...........................................   103,600    890,492
    BOC Hong Kong Holdings, Ltd.................................   338,000  1,514,986
    BOE Varitronix, Ltd.........................................   151,000     45,461
*   Bonjour Holdings, Ltd.......................................   737,000     18,902
#   Bright Smart Securities & Commodities Group, Ltd............   362,000     83,702
*   Brightoil Petroleum Holdings, Ltd........................... 1,089,000    208,227
*   Brockman Mining, Ltd........................................   896,780     19,759
    Build King Holdings, Ltd....................................   300,000     57,431
*   Burwill Holdings, Ltd....................................... 1,710,000     30,319
    Cafe de Coral Holdings, Ltd.................................   176,000    433,623
#   Camsing International Holding, Ltd..........................    34,000     36,178
    Cathay Pacific Airways, Ltd.................................   250,000    421,004
    Century City International Holdings, Ltd....................   596,000     53,236
    CGN Mining Co., Ltd.........................................   135,000      6,723
    Cheuk Nang Holdings, Ltd....................................    21,817     11,797
    Chevalier International Holdings, Ltd.......................    34,349     53,861
*   China Baoli Technologies Holdings, Ltd......................   177,500      4,740
    China Display Optoelectronics Technology Holdings, Ltd......   360,000     34,954
*   China Energy Development Holdings, Ltd...................... 3,908,000     84,818
#   China New Higher Education Group Ltd........................   275,000    122,973
*   Chinlink International Holdings, Ltd........................   130,000     15,776
    Chong Hing Bank, Ltd........................................    29,000     54,927
    Chow Sang Sang Holdings International, Ltd..................   136,000    226,000
    Chow Tai Fook Jewellery Group, Ltd..........................   235,800    252,376
    Chuang's Consortium International, Ltd......................   532,000    121,334
    CITIC Telecom International Holdings, Ltd...................   910,000    377,097
    CK Asset Holdings, Ltd......................................   240,760  1,935,840

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
    CK Hutchison Holdings, Ltd..................................   266,260 $2,799,434
    CK Infrastructure Holdings, Ltd.............................    90,500    733,912
    CK Life Sciences Intl Holdings, Inc......................... 1,286,000     74,706
    CLP Holdings, Ltd...........................................    56,000    635,581
*   CMIC Ocean En-Tech Holding Co., Ltd.........................   199,000     10,527
*   CMMB Vision Holdings, Ltd...................................    68,000        702
    CNQC International Holdings, Ltd............................   457,500     92,723
#*  Common Splendor International Health Industry Group, Ltd....   668,000     45,165
    Convenience Retail Asia, Ltd................................    40,000     20,405
#*  Cosmopolitan International Holdings, Ltd....................   116,000     22,442
#   Cowell e Holdings, Inc......................................   882,000    199,961
*   CP Lotus Corp...............................................    80,000        744
    Crocodile Garments..........................................   177,000     16,429
    CSI Properties, Ltd......................................... 2,750,000    154,297
    CW Group Holdings, Ltd......................................   210,000      2,318
    Dah Sing Banking Group, Ltd.................................   233,196    446,287
    Dah Sing Financial Holdings, Ltd............................    84,300    442,824
    Eagle Nice International Holdings, Ltd......................   118,000     44,340
    Emperor International Holdings, Ltd.........................   723,333    216,170
*   Energy International Investments Holdings, Ltd..............   400,000      7,704
#*  Esprit Holdings, Ltd........................................ 1,222,382    248,117
    Fairwood Holdings, Ltd......................................    21,000     73,484
    Far East Consortium International, Ltd......................   760,692    359,173
#*  FIH Mobile, Ltd............................................. 2,673,000    399,539
    First Pacific Co., Ltd...................................... 1,328,400    550,941
*   First Shanghai Investments, Ltd............................. 1,168,000     86,521
    Fountain SET Holdings, Ltd.................................. 1,024,000    179,835
    Galaxy Entertainment Group, Ltd.............................   196,000  1,467,889
    Get Nice Financial Group, Ltd...............................    80,525     10,073
    Get Nice Holdings, Ltd...................................... 8,205,000    293,009
    Giordano International, Ltd.................................   894,000    425,377
#   Global Brands Group Holding, Ltd............................   241,599     29,554
    Gold Peak Industries Holdings, Ltd..........................   262,000     26,792
#*  Gold-Finance Holdings, Ltd..................................    62,000      1,241
#   Goodbaby International Holdings, Ltd........................   373,000    105,918
*   Great Harvest Maeta Group Holdings, Ltd.....................   127,500     28,934
#   Guotai Junan International Holdings, Ltd.................... 1,580,000    318,917
#   Haitong International Securities Group, Ltd................. 1,310,724    475,473
    Hang Lung Group, Ltd........................................   256,000    763,496
    Hang Lung Properties, Ltd...................................   359,000    844,987
    Hang Seng Bank, Ltd.........................................    96,100  2,524,894
    Hanison Construction Holdings, Ltd..........................   215,208     37,057
    Harbour Centre Development, Ltd.............................    21,000     38,554
    Henderson Land Development Co., Ltd.........................   144,988    893,583
    HK Electric Investments & HK Electric Investments, Ltd......   259,000    253,803
    HKBN, Ltd...................................................   237,000    424,424
    HKR International, Ltd......................................   404,560    222,697
    HKT Trust & HKT, Ltd........................................ 1,112,000  1,724,052
    Hoifu Energy Group, Ltd.....................................   160,000     18,560
    Hon Kwok Land Investment Co., Ltd...........................    20,000     10,448
    Hong Kong & China Gas Co., Ltd..............................   324,112    773,739
    Hong Kong Exchanges & Clearing, Ltd.........................    74,109  2,574,458
*   Hong Kong Finance Investment Holding Group, Ltd.............   112,000     13,003
#   Hong Kong International Construction Investment Management
      Group Co., Ltd............................................   148,000     56,033
*   Hong Kong Television Network, Ltd...........................    96,000     42,615
    Hongkong & Shanghai Hotels, Ltd. (The)......................   233,307    341,610
#   Honma Golf, Ltd.............................................    12,500     12,462
    Hopewell Holdings, Ltd......................................   217,500  1,075,744

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
*   Hsin Chong Group Holdings, Ltd..............................   876,000 $   39,083
*   Huan Yue Interactive Holdings, Ltd..........................    89,000      7,825
    Hutchison Telecommunications Hong Kong Holdings, Ltd........   527,000    223,199
    Hysan Development Co., Ltd..................................   107,000    599,706
#*  I-CABLE Communications, Ltd.................................   752,776      9,971
    IGG, Inc....................................................   297,000    376,552
    International Housewares Retail Co., Ltd....................   153,000     40,182
    IPE Group, Ltd..............................................   140,000     17,317
*   IRC, Ltd.................................................... 2,236,000     50,537
    IT, Ltd.....................................................   312,000    151,323
#   ITC Properties Group, Ltd...................................   186,285     46,064
    Jacobson Pharma Corp., Ltd..................................   140,000     26,452
    Johnson Electric Holdings, Ltd..............................   202,125    475,847
    Karrie International Holdings, Ltd..........................   232,000     34,639
    Kerry Logistics Network, Ltd................................   231,250    412,618
    Kerry Properties, Ltd.......................................   240,500  1,029,428
    Kingmaker Footwear Holdings, Ltd............................   186,000     39,073
    Kingston Financial Group, Ltd............................... 1,205,000    283,052
    Kowloon Development Co., Ltd................................   162,000    220,295
*   Kwan On Holdings, Ltd.......................................    70,000      6,326
#   Lai Sun Development Co., Ltd................................   131,380    205,609
*   Landing International Development, Ltd......................    70,800     22,629
#*  Leyou Technologies Holdings, Ltd............................ 1,140,000    327,129
    Li & Fung, Ltd.............................................. 3,382,000    561,928
    Lifestyle International Holdings, Ltd.......................   202,000    352,053
    Liu Chong Hing Investment, Ltd..............................    80,000    139,271
    L'Occitane International SA.................................   255,000    458,238
#   Luk Fook Holdings International, Ltd........................   192,000    687,935
    Lung Kee Bermuda Holdings...................................    68,000     29,647
    Macau Legend Development, Ltd............................... 1,025,000    164,674
    Magnificent Hotel Investment, Ltd...........................   500,000     12,169
    Man Wah Holdings, Ltd.......................................   962,000    494,934
    Master Glory Group, Ltd.....................................    19,743        831
    Master Glory Group, Ltd.....................................   191,944      8,074
*   Maxnerva Technology Services, Ltd...........................   154,000     13,998
#   Mega Expo Holdings, Ltd.....................................   370,000    209,079
*   Meilleure Health International Industry Group, Ltd..........   294,000     41,582
    Melco International Development, Ltd........................   433,000  1,064,014
    Melco Resorts & Entertainment, Ltd., ADR....................    11,953    300,020
#   MGM China Holdings, Ltd.....................................    89,200    184,141
#   Microport Scientific Corp...................................    92,000     86,697
    Midland Holdings, Ltd.......................................   148,100     32,335
    Million Hope Industries Holdings, Ltd.......................    54,883      5,107
    Ming Fai International Holdings, Ltd........................   107,000     15,423
    Miramar Hotel & Investment..................................    54,000    113,480
    Modern Dental Group, Ltd....................................    41,000      7,057
*   Mongolian Mining Corp....................................... 1,658,500     31,135
    MTR Corp., Ltd..............................................    66,266    394,775
    NagaCorp., Ltd..............................................   996,000  1,279,014
    Nameson Holdings, Ltd.......................................   764,000     69,053
    National Electronics Hldgs..................................    30,800      4,864
*   Neo-Neon Holdings, Ltd......................................   560,500     47,198
*   NEW Concepts Holdings, Ltd..................................    40,000      7,119
*   New Sports Group, Ltd.......................................   227,000     14,508
#   New World Development Co., Ltd.............................. 1,337,408  2,215,698
*   NewOcean Energy Holdings, Ltd...............................   466,000    128,409
*   Nine Express, Ltd...........................................   534,000     13,087
    NWS Holdings, Ltd...........................................   303,508    631,153
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.......   515,000     19,357

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
HONG KONG -- (Continued)
*   Pacific Andes International Holdings, Ltd................... 1,128,607 $    3,942
    Pacific Basin Shipping, Ltd................................. 2,523,000    518,379
    Pacific Textiles Holdings, Ltd..............................   549,000    464,543
    Paliburg Holdings, Ltd......................................   222,000     91,210
*   Paradise Entertainment, Ltd.................................   132,000     21,033
    PC Partner Group, Ltd.......................................    72,000     19,793
    PCCW, Ltd................................................... 2,293,511  1,382,941
    Perfect Shape Medical, Ltd..................................   180,000     56,267
    Pico Far East Holdings, Ltd.................................   396,000    145,651
    Polytec Asset Holdings, Ltd................................. 2,130,200    304,254
    Power Assets Holdings, Ltd..................................    80,000    558,014
    Prada SpA...................................................   128,000    360,029
    Public Financial Holdings, Ltd..............................   174,000     76,095
*   PYI Corp., Ltd.............................................. 3,002,000     44,810
*   Quali-Smart Holdings, Ltd...................................   148,000     10,770
*   Rare Earth Magnesium Technology Group Holdings, Ltd.........   680,000     19,346
*   Realord Group Holdings, Ltd.................................    72,000     43,870
    Regal Hotels International Holdings, Ltd....................   192,000    120,240
#   Regina Miracle International Holdings, Ltd..................   104,000     83,438
#   Sa Sa International Holdings, Ltd...........................   715,596    242,965
    Samsonite International SA..................................   646,200  1,853,288
    Sands China, Ltd............................................   108,400    596,651
    SAS Dragon Holdings, Ltd....................................   216,000     71,085
    Shangri-La Asia, Ltd........................................   395,166    560,260
#   Shenwan Hongyuan HK, Ltd....................................   302,500     70,688
    Singamas Container Holdings, Ltd............................   806,000    142,840
    Sino Land Co., Ltd..........................................   605,994  1,065,977
    SITC International Holdings Co., Ltd........................   694,000    738,809
    Sitoy Group Holdings, Ltd...................................   203,000     47,558
    SJM Holdings, Ltd...........................................   695,301    840,754
    SmarTone Telecommunications Holdings, Ltd...................   216,586    225,723
    Soundwill Holdings, Ltd.....................................    40,500     60,646
*   South China Holdings Co., Ltd............................... 1,160,000     31,456
*   South Shore Holdings, Ltd...................................   144,650      5,995
    Stella International Holdings, Ltd..........................   173,500    307,869
*   Summit Ascent Holdings, Ltd.................................   268,000     55,699
    Sun Hung Kai & Co., Ltd.....................................   386,529    192,769
    Sun Hung Kai Properties, Ltd................................   148,088  2,555,753
#   SUNeVision Holdings, Ltd....................................   226,000    192,929
    Swire Pacific, Ltd., Class A................................   107,000  1,354,990
    Swire Pacific, Ltd., Class B................................   197,500    391,716
    Swire Properties, Ltd.......................................    81,200    330,428
    Tai Sang Land Development, Ltd..............................    20,710     14,306
*   Talent Property Group, Ltd.................................. 1,845,000     14,716
    Tao Heung Holdings, Ltd.....................................   144,000     28,099
    Techtronic Industries Co., Ltd..............................   312,500  2,261,406
    Television Broadcasts, Ltd..................................   123,700    243,027
    Texwinca Holdings, Ltd......................................   298,000    118,467
*   TFG International Group, Ltd................................   592,000     17,661
    TK Group Holdings, Ltd......................................   138,000     93,184
#*  TOM Group, Ltd..............................................   162,000     37,837
#*  Town Health International Medical Group, Ltd................   320,000     28,146
    Tradelink Electronic Commerce, Ltd..........................   268,000     48,530
    Transport International Holdings, Ltd.......................   115,976    354,109
*   Trinity, Ltd................................................   416,000     20,162
    Tsui Wah Holdings, Ltd......................................   280,000     30,002
    Union Medical Healthcare, Ltd...............................    35,000     24,298
    United Laboratories International Holdings, Ltd. (The)......   332,500    194,704
*   Up Energy Development Group, Ltd............................   524,000      1,616

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
HONG KONG -- (Continued)
*   Value Convergence Holdings, Ltd.............................   140,000 $    12,671
    Value Partners Group, Ltd...................................   896,954     676,059
    Vanke Property Overseas, Ltd................................     2,000       1,277
    Vantage International Holdings, Ltd.........................   164,000      15,078
    Vedan International Holdings, Ltd...........................   152,000      14,946
    Victory City International Holdings, Ltd.................... 5,075,697      58,850
    Vitasoy International Holdings, Ltd.........................   216,000   1,087,602
#   VPower Group International Holdings, Ltd....................    37,000      13,359
#   VSTECS Holdings, Ltd........................................   349,600     191,424
    VTech Holdings, Ltd.........................................    54,000     493,381
    Wai Kee Holdings, Ltd.......................................    26,000      17,644
*   Wan Kei Group Holdings, Ltd.................................    80,000       7,453
    WH Group, Ltd............................................... 2,346,500   2,776,409
    Wharf Holdings, Ltd. (The)..................................   217,000     623,651
    Wharf Real Estate Investment Co., Ltd.......................    84,000     643,800
    Wheelock & Co., Ltd.........................................   138,000     983,445
    Win Hanverky Holdings, Ltd..................................   316,000      39,855
    Wing On Co. International, Ltd..............................    32,000     109,111
    Wing Tai Properties, Ltd....................................   102,000      77,468
    Wynn Macau, Ltd.............................................   159,200     458,046
    Xinyi Glass Holdings, Ltd...................................   968,000   1,107,128
    YGM Trading, Ltd............................................    20,000      18,910
    Yue Yuen Industrial Holdings, Ltd...........................   367,000   1,185,402
                                                                           -----------
TOTAL HONG KONG.................................................            87,518,270
                                                                           -----------
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C.....................   155,376     244,986
    MOL Hungarian Oil & Gas P.L.C...............................   159,811   1,840,330
    OTP Bank P.L.C..............................................    27,352   1,216,370
    Richter Gedeon Nyrt.........................................    31,722     629,419
                                                                           -----------
TOTAL HUNGARY...................................................             3,931,105
                                                                           -----------
INDIA -- (2.8%)
*   3M India, Ltd...............................................       176      58,013
*   5Paisa Capital, Ltd.........................................     2,700      11,165
    Aarti Drugs, Ltd............................................     4,573      40,776
    Aarti Industries, Ltd.......................................     9,729     226,934
    ABB India, Ltd..............................................     1,905      40,433
    Abbott India, Ltd...........................................       554      59,036
    ACC, Ltd....................................................    11,833     277,682
    Adani Enterprises, Ltd......................................    72,180     131,464
*   Adani Gas, Ltd..............................................    72,180     136,969
*   Adani Green Energy, Ltd.....................................    54,928      31,416
    Adani Ports & Special Economic Zone, Ltd....................   116,227     654,714
*   Adani Power, Ltd............................................   452,504     289,992
*   Adani Transmissions, Ltd....................................    90,238     282,946
*   Aditya Birla Capital, Ltd...................................   100,339     140,907
*   Aditya Birla Fashion and Retail, Ltd........................    73,294     229,516
    Advanced Enzyme Technologies, Ltd...........................     7,364      20,166
    Aegis Logistics, Ltd........................................    36,650     102,289
    Agro Tech Foods, Ltd........................................       923       7,735
    AIA Engineering, Ltd........................................     8,732     227,390
    Ajanta Pharma, Ltd..........................................    14,401     205,362
    Akzo Nobel India, Ltd.......................................     3,110      76,530
    Alembic Pharmaceuticals, Ltd................................    27,389     218,633
    Alembic, Ltd................................................    29,520      17,711
*   Allahabad Bank..............................................   149,428     100,273
    Allcargo Logistics, Ltd.....................................    29,538      45,630

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Amara Raja Batteries, Ltd...................................  17,627 $  167,796
    Ambuja Cements, Ltd.........................................  93,361    295,684
*   Amtek Auto, Ltd.............................................  48,317      1,959
    Anant Raj, Ltd..............................................  49,377     21,613
*   Andhra Bank................................................. 181,195     64,417
*   Anveshan Heavy Engineering, Ltd.............................   2,260     15,023
    Apar Industries, Ltd........................................   3,922     37,834
    APL Apollo Tubes, Ltd.......................................   2,717     62,306
    Apollo Hospitals Enterprise, Ltd............................  12,140    212,890
    Apollo Tyres, Ltd........................................... 126,505    373,562
*   Arvind Fashions, Ltd........................................  12,204    175,461
    Arvind, Ltd.................................................  61,020     72,773
    Asahi India Glass, Ltd......................................   5,732     19,524
    Ashiana Housing, Ltd........................................   3,289      5,535
    Ashok Leyland, Ltd.......................................... 520,217    651,624
    Ashoka Buildcon, Ltd........................................  33,588     59,783
    Asian Paints, Ltd...........................................  15,640    329,201
    Astral Polytechnik, Ltd.....................................   5,589     99,678
*   AstraZeneca Pharma India, Ltd...............................     535     18,050
    Atul, Ltd...................................................   3,454    168,995
    Aurobindo Pharma, Ltd....................................... 141,654  1,663,809
    Automotive Axles, Ltd.......................................   3,306     53,715
    Avanti Feeds, Ltd...........................................  19,071     99,931
*   Avenue Supermarts, Ltd......................................   3,397     63,004
*   Axis Bank, Ltd..............................................  55,413    609,390
    Bajaj Auto, Ltd.............................................  10,614    456,157
*   Bajaj Corp., Ltd............................................  12,055     56,943
    Bajaj Electricals, Ltd......................................  12,964    106,219
    Bajaj Finance, Ltd..........................................  20,970    934,893
    Bajaj Finserv, Ltd..........................................   2,353    254,346
*   Bajaj Hindusthan Sugar, Ltd................................. 152,226     18,165
    Bajaj Holdings & Investment, Ltd............................  10,153    451,050
    Balaji Amines, Ltd..........................................   3,847     24,221
    Balaji Telefilms, Ltd.......................................   6,503      7,053
    Balkrishna Industries, Ltd..................................  28,906    380,681
    Balmer Lawrie & Co., Ltd....................................  18,406     44,861
    Balrampur Chini Mills, Ltd..................................  68,960    149,833
    Banco Products India, Ltd...................................   7,652     16,307
*   Bank of Baroda.............................................. 157,774    264,468
*   Bank of Maharashtra......................................... 113,699     29,528
    BASF India, Ltd.............................................   2,175     43,311
    Bata India, Ltd.............................................  13,096    274,016
    Bayer CropScience, Ltd......................................     177     10,683
    BEML, Ltd...................................................   5,064     63,483
    Berger Paints India, Ltd....................................  74,368    344,301
    Bhansali Engineering Polymers, Ltd..........................   9,545      9,913
    Bharat Electronics, Ltd..................................... 236,407    295,863
*   Bharat Financial Inclusion, Ltd.............................  10,060    145,250
    Bharat Forge, Ltd...........................................  79,600    538,979
    Bharat Heavy Electricals, Ltd............................... 209,203    212,526
    Bharat Petroleum Corp., Ltd.................................  65,079    356,635
    Bharti Airtel, Ltd.......................................... 323,307  1,486,325
    Bharti Infratel, Ltd........................................  56,897    214,828
    Biocon, Ltd.................................................  15,090    129,058
    Birla Corp., Ltd............................................   9,430     67,987
    Bliss Gvs Pharma, Ltd.......................................  17,529     42,450
    Blue Dart Express, Ltd......................................   1,361     64,208
    Blue Star, Ltd..............................................   7,440     72,331
    Bodal Chemicals, Ltd........................................  23,330     40,817

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Bombay Dyeing & Manufacturing Co., Ltd......................  18,839 $ 30,203
    Borosil Glass Works, Ltd....................................   6,650   19,268
    Bosch, Ltd..................................................     419  108,448
    Brigade Enterprises, Ltd....................................  18,763   60,849
    Britannia Industries, Ltd...................................   5,504  229,346
    Cadila Healthcare, Ltd......................................  41,130  193,979
    Can Fin Homes, Ltd..........................................  21,581   98,605
*   Canara Bank.................................................  48,751  182,020
    Capacit'e Infraprojects, Ltd................................   4,256   13,906
    Caplin Point Laboratories, Ltd..............................   7,571   39,778
    Carborundum Universal, Ltd..................................  19,475  100,387
    Care Ratings, Ltd...........................................  10,581  149,689
    Castrol India, Ltd..........................................  31,300   68,922
    CCL Products India, Ltd.....................................  31,949  118,520
    Ceat, Ltd...................................................   9,652  145,877
    Central Depository Services India, Ltd......................   5,627   18,940
    Century Plyboards India, Ltd................................  29,747   74,243
    Century Textiles & Industries, Ltd..........................  14,491  191,152
    Cera Sanitaryware, Ltd......................................   2,798  112,934
    CESC, Ltd...................................................  16,500  166,151
*   CG Power and Industrial Solutions, Ltd...................... 155,965   84,452
    Chambal Fertilizers & Chemicals, Ltd........................  61,351  137,048
    Chennai Petroleum Corp., Ltd................................  11,326   41,173
    Chennai Super Kings Cricket, Ltd............................  65,357      396
    Cholamandalam Investment and Finance Co., Ltd...............  16,445  328,121
    Cipla, Ltd..................................................  55,878  452,281
    City Union Bank, Ltd........................................  73,189  214,649
*   Claro India, Ltd............................................   2,278    3,288
    Coal India, Ltd.............................................  14,698   53,363
    Cochin Shipyard, Ltd........................................   4,260   23,040
*   Coffee Day Enterprises, Ltd.................................  11,470   42,945
    Colgate-Palmolive India, Ltd................................   9,498  165,258
    Container Corp. Of India, Ltd...............................  41,058  292,093
    Coromandel International, Ltd...............................  47,407  295,152
*   Corp. Bank.................................................. 136,111   53,877
*   Cox & Kings Financial Service, Ltd..........................  12,673    6,896
    Cox & Kings, Ltd............................................  38,019   66,153
    CRISIL, Ltd.................................................   5,279  109,147
    Crompton Greaves Consumer Electricals, Ltd.................. 113,428  387,213
    Cummins India, Ltd..........................................   6,720   69,887
    Cyient, Ltd.................................................   9,584   81,260
    Dabur India, Ltd............................................  35,944  205,525
    DB Corp., Ltd...............................................  13,065   35,168
    DCB Bank, Ltd...............................................  85,478  260,220
    DCM Shriram, Ltd............................................  19,899  125,176
    Deepak Fertilisers & Petrochemicals Corp., Ltd..............  13,545   26,332
    Deepak Nitrite, Ltd.........................................   8,967   34,053
    Delta Corp., Ltd............................................  30,239  106,474
    Dewan Housing Finance Corp., Ltd............................  71,561  136,706
    Dhampur Sugar Mills, Ltd....................................  12,251   39,266
    Dhanuka Agritech, Ltd.......................................   4,995   26,786
    Dilip Buildcon, Ltd.........................................  14,499  111,993
    Dish TV India, Ltd.......................................... 195,798  101,336
*   Dishman Carbogen Amcis, Ltd.................................  31,108  101,960
    Divi's Laboratories, Ltd....................................  18,309  459,394
    Dixon Technologies India, Ltd...............................   1,078   36,421
    DLF, Ltd.................................................... 117,766  291,430
    Dr Lal PathLabs, Ltd........................................   4,296   64,228
    Dr Reddy's Laboratories, Ltd., ADR..........................  12,143  508,670

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
INDIA -- (Continued)
    Dr Reddy's Laboratories, Ltd................................   3,990 $167,943
    Dynamatic Technologies, Ltd.................................   1,070   21,964
    eClerx Services, Ltd........................................   9,232  151,979
    Eicher Motors, Ltd..........................................   2,071  605,606
    EID Parry India, Ltd........................................  27,218   75,697
    EIH, Ltd....................................................  28,044   76,124
    Electrosteel Castings, Ltd..................................  29,267    8,228
    Elgi Equipments, Ltd........................................   6,798   25,990
    Emami, Ltd..................................................  10,097   55,829
    Endurance Technologies, Ltd.................................   2,826   48,064
    Engineers India, Ltd........................................  51,875   83,270
*   Eris Lifesciences, Ltd......................................   3,487   31,402
*   Eros International Media, Ltd...............................  10,555   10,842
    Escorts, Ltd................................................  23,174  247,988
    Essel Propack, Ltd..........................................  44,938   87,519
    Eveready Industries India, Ltd..............................  14,260   24,005
    Excel Industries, Ltd.......................................   1,374   20,914
    Exide Industries, Ltd.......................................  88,368  271,881
*   FDC, Ltd....................................................  14,592   36,866
    Federal Bank, Ltd........................................... 377,941  504,713
*   Federal-Mogul Goetze India, Ltd.............................   1,631   12,985
    Finolex Cables, Ltd.........................................  18,226  115,360
    Finolex Industries, Ltd.....................................  16,888  112,559
    Firstsource Solutions, Ltd..................................  78,398   57,221
*   Fortis Healthcare, Ltd...................................... 117,479  234,673
*   Future Enterprises, Ltd.....................................  81,448   39,835
    Future Lifestyle Fashions, Ltd..............................   3,745   25,967
*   Future Retail, Ltd..........................................  41,879  250,882
    Gabriel India, Ltd..........................................  24,904   52,195
    GAIL India, Ltd............................................. 133,484  681,699
    Garware Technical Fibres, Ltd...............................   2,671   41,859
    Gateway Distriparks, Ltd....................................  28,152   53,573
    Gati, Ltd...................................................  16,078   18,773
*   Gayatri Projects, Ltd.......................................  23,512   54,984
    GE T&D India, Ltd...........................................   5,381   19,653
    Geojit Financial Services, Ltd..............................  10,881    6,008
    GHCL, Ltd...................................................  19,423   69,975
    GIC Housing Finance, Ltd....................................   8,499   31,566
    Gillette India, Ltd.........................................     823   90,043
    GlaxoSmithKline Consumer Healthcare, Ltd....................     913   95,759
    GlaxoSmithKline Pharmaceuticals, Ltd........................   1,028   18,937
    Glenmark Pharmaceuticals, Ltd...............................  42,344  386,176
    GM Breweries, Ltd...........................................   1,739   13,747
*   GMR Infrastructure, Ltd..................................... 389,759   93,022
*   Godawari Power and Ispat, Ltd...............................   2,473    7,844
    Godfrey Phillips India, Ltd.................................   3,450   54,602
    Godrej Agrovet, Ltd.........................................   4,522   33,667
    Godrej Consumer Products, Ltd...............................  26,532  248,899
    Godrej Industries, Ltd......................................   7,436   55,147
*   Godrej Properties, Ltd......................................   3,806   44,812
    Granules India, Ltd.........................................  70,007  112,587
    Graphite India, Ltd.........................................   6,521   36,040
    Grasim Industries, Ltd......................................  49,807  645,087
    Great Eastern Shipping Co., Ltd. (The)......................  24,793  102,742
    Greaves Cotton, Ltd.........................................  40,207   86,169
    Greenply Industries, Ltd....................................  23,606   57,414
    Grindwell Norton, Ltd.......................................  10,398   91,538
    GRUH Finance, Ltd...........................................  44,010  201,287
    Gujarat Alkalies & Chemicals, Ltd...........................   9,984   69,077

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Gujarat Ambuja Exports, Ltd.................................  17,723 $   53,504
    Gujarat Fluorochemicals, Ltd................................  13,383    201,179
    Gujarat Gas, Ltd............................................  45,979    105,161
    Gujarat Industries Power Co., Ltd...........................  13,913     13,883
    Gujarat Mineral Development Corp., Ltd......................  40,207     42,748
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.........  20,095     90,219
    Gujarat Pipavav Port, Ltd...................................  94,018    118,531
    Gujarat State Fertilizers & Chemicals, Ltd..................  40,083     56,670
    Gujarat State Petronet, Ltd.................................  78,663    223,977
    Gulf Oil Lubricants India, Ltd..............................   3,366     41,534
*   GVK Power & Infrastructure, Ltd............................. 130,003     13,494
    Hatsun Agro Products, Ltd...................................   4,549     45,794
    Hatsun Agro Products, Ltd...................................     206      1,650
    Havells India, Ltd..........................................  29,435    327,602
    HCL Technologies, Ltd.......................................  91,476  1,552,484
    HDFC Bank, Ltd..............................................  51,927  1,726,176
    HDFC Bank, Ltd., ADR........................................   2,000    229,300
*   HealthCare Global Enterprises, Ltd..........................     498      1,405
    HEG, Ltd....................................................   1,450     33,829
    HeidelbergCement India, Ltd.................................  32,536     85,371
    Heritage Foods, Ltd.........................................   4,050     30,313
    Hero MotoCorp, Ltd..........................................   7,364    265,303
    Hexaware Technologies, Ltd..................................  47,982    240,953
    Hikal, Ltd..................................................  21,706     55,292
    HIL, Ltd....................................................     758     20,170
    Himachal Futuristic Communications, Ltd..................... 221,560     70,422
    Himadri Speciality Chemical, Ltd............................  39,781     63,253
    Himatsingka Seide, Ltd......................................  24,860     76,097
    Hindalco Industries, Ltd.................................... 220,088    651,009
    Hinduja Global Solutions, Ltd...............................   1,337     11,882
    Hindustan Petroleum Corp., Ltd..............................  89,899    378,350
    Hindustan Unilever, Ltd.....................................  15,268    384,626
    Honeywell Automation India, Ltd.............................     588    203,688
*   Hotel Leela Venture, Ltd....................................  37,363      5,534
*   Housing Development & Infrastructure, Ltd................... 146,987     48,828
    Housing Development Finance Corp., Ltd......................  37,478  1,075,471
    HSIL, Ltd...................................................  13,542     52,340
    I G Petrochemicals, Ltd.....................................   2,442     10,333
    ICICI Bank, Ltd., Sponsored ADR.............................  97,108  1,111,887
    ICICI Bank, Ltd.............................................  50,380    292,381
    ICICI Lombard General Insurance Co., Ltd....................   2,868     44,835
    ICICI Prudential Life Insurance Co., Ltd....................  15,424     81,675
*   IDFC First Bank, Ltd........................................ 688,563    492,130
    IDFC, Ltd................................................... 322,800    185,248
*   IFB Industries, Ltd.........................................   2,668     34,816
*   IFCI, Ltd................................................... 304,825     46,469
    IIFL Holdings, Ltd..........................................  67,491    418,345
    India Cements, Ltd. (The)...................................  82,812    127,122
    India Glycols, Ltd..........................................   2,704      9,854
    Indiabulls Housing Finance, Ltd.............................  81,904    814,179
*   Indiabulls Real Estate, Ltd.................................  76,526    125,297
    Indiabulls Ventures, Ltd....................................  19,321     81,966
    Indiabulls Ventures, Ltd....................................   1,946      4,874
*   Indian Bank.................................................  40,520    147,397
    Indian Hotels Co., Ltd. (The)...............................  80,106    177,376
    Indian Hume Pipe Co., Ltd...................................   7,493     28,659
    Indian Oil Corp., Ltd....................................... 104,412    238,408
*   Indian Overseas Bank........................................ 226,331     45,913
    Indo Count Industries, Ltd..................................  24,075     14,082

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Indoco Remedies, Ltd........................................   4,041 $   11,564
    Indraprastha Gas, Ltd.......................................  51,880    232,717
    IndusInd Bank, Ltd..........................................   6,438    148,203
    Infibeam Avenues, Ltd.......................................  22,152     13,291
    Infosys, Ltd., Sponsored ADR................................  22,480    241,885
    Infosys, Ltd................................................ 521,326  5,596,503
    Ingersoll-Rand India, Ltd...................................   4,075     35,630
*   Inox Leisure, Ltd...........................................  24,804    111,731
*   Inox Wind, Ltd..............................................   8,782      8,095
*   Intellect Design Arena, Ltd.................................  15,315     49,647
    InterGlobe Aviation, Ltd....................................   4,168     90,811
*   International Paper APPM, Ltd...............................   2,357     15,000
    Ipca Laboratories, Ltd......................................   9,259    127,606
    IRB Infrastructure Developers, Ltd..........................  48,779     85,400
    ITC, Ltd.................................................... 158,734    688,354
    ITD Cementation India, Ltd..................................  25,447     45,351
    J Kumar Infraprojects, Ltd..................................  13,503     23,429
    Jagran Prakashan, Ltd.......................................  33,725     55,078
    Jai Corp., Ltd..............................................   9,299     15,551
    Jain Irrigation Systems, Ltd................................ 157,411    122,740
*   Jaiprakash Associates, Ltd.................................. 548,665     42,640
*   Jaiprakash Power Ventures, Ltd.............................. 482,655     20,221
*   Jammu & Kashmir Bank, Ltd. (The)............................ 112,876     98,089
    Jamna Auto Industries, Ltd..................................  34,285     26,822
    JB Chemicals & Pharmaceuticals, Ltd.........................  11,812     58,531
*   Jet Airways India, Ltd......................................   8,215     17,694
    Jindal Poly Films, Ltd......................................   3,631     13,182
    Jindal Saw, Ltd.............................................  62,028     72,397
*   Jindal Stainless Hisar, Ltd.................................  23,161     28,986
*   Jindal Stainless, Ltd.......................................  30,116     16,117
*   Jindal Steel & Power, Ltd................................... 152,924    391,857
    JK Cement, Ltd..............................................  10,057    131,486
    JK Lakshmi Cement, Ltd......................................  13,770     73,455
    JK Paper, Ltd...............................................  31,079     61,598
    JK Tyre & Industries, Ltd...................................  29,960     37,353
    JM Financial, Ltd........................................... 125,477    160,631
    JMC Projects India, Ltd.....................................  18,948     30,914
    Johnson Controls-Hitachi Air Conditioning India, Ltd........   1,603     42,483
*   JSW Energy, Ltd............................................. 171,454    171,543
    JSW Steel, Ltd.............................................. 397,413  1,771,457
    JTEKT India, Ltd............................................   9,992     14,576
    Jubilant Foodworks, Ltd.....................................  17,406    333,237
    Jubilant Life Sciences, Ltd.................................  50,358    477,344
*   Just Dial, Ltd..............................................  16,908    140,914
    Jyothy Laboratories, Ltd....................................  17,934     46,158
    Kajaria Ceramics, Ltd.......................................  31,187    265,471
    Kalpataru Power Transmission, Ltd...........................  24,528    164,244
    Kalyani Steels, Ltd.........................................   8,223     23,185
    Kansai Nerolac Paints, Ltd..................................   8,773     55,497
    Karnataka Bank, Ltd. (The)..................................  74,461    135,458
    Karur Vysya Bank, Ltd. (The)................................ 166,660    186,331
    Kaveri Seed Co., Ltd........................................   9,051     57,794
    KCP, Ltd. (The).............................................  19,778     25,308
    KEC International, Ltd......................................  38,887    159,665
    KEI Industries, Ltd.........................................  24,931    147,061
*   Kiri Industries, Ltd........................................   4,301     33,566
    Kirloskar Brothers, Ltd.....................................  11,621     28,251
    KNR Constructions, Ltd......................................  15,249     52,639
    Kolte-Patil Developers, Ltd.................................  11,211     37,170

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Kotak Mahindra Bank, Ltd....................................  21,270 $  423,713
*   KPIT Engineering, Ltd.......................................  55,541     82,449
*   KPIT Technologies, Ltd......................................  62,453     84,618
    KPR Mill, Ltd...............................................   7,928     68,139
    KRBL, Ltd...................................................  28,061    134,785
    KSB, Ltd....................................................   1,172     11,175
    L&T Finance Holdings, Ltd................................... 241,351    454,161
    Lakshmi Machine Works, Ltd..................................     669     55,579
*   Lakshmi Vilas Bank, Ltd. (The)..............................  57,782     62,530
    Larsen & Toubro Infotech, Ltd...............................   1,192     29,316
    Larsen & Toubro, Ltd........................................  38,972    755,264
    Laurus Labs, Ltd............................................   8,990     49,619
    LG Balakrishnan & Bros, Ltd.................................   2,724     14,375
    LIC Housing Finance, Ltd.................................... 161,907  1,155,834
    Linde India, Ltd............................................   5,728     39,606
    LT Foods, Ltd...............................................  41,893     20,667
    Lupin, Ltd..................................................  42,561    533,147
    LUX Industries, Ltd.........................................     681     12,825
    Mahanagar Gas, Ltd..........................................  11,558    160,258
    Maharashtra Seamless, Ltd...................................   9,763     66,685
    Mahindra & Mahindra Financial Services, Ltd.................  78,936    452,763
    Mahindra & Mahindra, Ltd., GDR..............................   9,424     86,319
    Mahindra & Mahindra, Ltd.................................... 137,617  1,278,558
*   Mahindra CIE Automotive, Ltd................................  19,916     65,374
    Mahindra Holidays & Resorts India, Ltd......................  17,870     60,381
    Mahindra Lifespace Developers, Ltd..........................  10,029     54,989
*   Majesco, Ltd................................................   3,324     24,958
    Man Infraconstruction, Ltd..................................  22,903     11,569
    Manappuram Finance, Ltd..................................... 260,995    441,589
    Mangalore Refinery & Petrochemicals, Ltd....................  63,805     66,923
    Marico, Ltd.................................................  44,813    231,810
    Marksans Pharma, Ltd........................................  95,755     32,442
    Maruti Suzuki India, Ltd....................................   7,420    708,015
    MAS Financial Services, Ltd.................................   1,391     12,003
    Mastek, Ltd.................................................     349      2,402
*   Max Financial Services, Ltd.................................  31,154    187,455
*   Max India, Ltd..............................................  26,905     27,150
    Mayur Uniquoters, Ltd.......................................   5,050     24,150
    McLeod Russel India, Ltd....................................  24,846     21,794
    Meghmani Organics, Ltd......................................  40,612     38,787
    Merck, Ltd..................................................   2,147    114,812
    Minda Corp., Ltd............................................  30,991     56,661
    Minda Industries, Ltd.......................................  34,659    179,463
    Mindtree, Ltd...............................................  48,939    689,721
    MM Forgings, Ltd............................................   1,316     10,407
    MOIL, Ltd...................................................  29,918     65,976
*   Morepen Laboratories, Ltd...................................  39,894      9,522
    Motherson Sumi Systems, Ltd................................. 126,669    267,112
    Motilal Oswal Financial Services, Ltd.......................  11,769    119,965
    Mphasis, Ltd................................................  18,377    254,855
    MRF, Ltd....................................................     552    421,810
    Multi Commodity Exchange of India, Ltd......................   2,129     26,411
*   Muthoot Capital Services, Ltd...............................   1,513     16,323
    Muthoot Finance, Ltd........................................  60,208    516,962
*   Nagarjuna Fertilizers & Chemicals, Ltd......................  69,051      6,155
*   Narayana Hrudayalaya, Ltd...................................  10,746     31,193
    Natco Pharma, Ltd...........................................  32,094    249,264
    National Aluminium Co., Ltd................................. 202,726    151,596
    Nava Bharat Ventures, Ltd...................................  45,002     66,014

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Navin Fluorine International, Ltd...........................   3,575 $   34,510
    Navneet Education, Ltd......................................  29,594     47,461
    NBCC India, Ltd.............................................  83,860     69,975
    NCC, Ltd.................................................... 194,808    277,818
    NESCO, Ltd..................................................  10,419     74,644
    Nestle India, Ltd...........................................   1,420    221,911
*   Neuland Laboratories, Ltd...................................     504      5,135
    NHPC, Ltd................................................... 264,874     88,951
    NIIT Technologies, Ltd......................................  15,654    290,629
*   NIIT, Ltd...................................................  28,875     43,694
    Nilkamal, Ltd...............................................   2,477     47,314
    NLC India, Ltd..............................................  77,823     72,695
    NOCIL, Ltd..................................................  25,360     48,881
    NRB Bearings, Ltd...........................................  21,951     59,141
    NTPC, Ltd...................................................  98,527    189,143
    Oberoi Realty, Ltd..........................................  18,110    132,052
    Odisha Cement, Ltd..........................................  22,775    374,709
    Oil & Natural Gas Corp., Ltd................................  35,813     87,191
    Oil India, Ltd..............................................  28,819     75,411
    Omaxe, Ltd..................................................  17,826     53,258
    Oracle Financial Services Software, Ltd.....................   2,808    142,129
    Orient Cement, Ltd..........................................  19,771     29,932
    Orient Refractories, Ltd....................................   7,743     26,655
*   Oriental Bank of Commerce...................................  51,930     71,800
    Page Industries, Ltd........................................     620    206,748
    Parag Milk Foods, Ltd.......................................  16,313     56,401
    PC Jeweller, Ltd............................................  81,097    138,434
    Persistent Systems, Ltd.....................................  16,852    153,871
    Petronet LNG, Ltd........................................... 314,233  1,085,443
    Pfizer, Ltd.................................................   2,484    112,580
    Phillips Carbon Black, Ltd..................................  27,109     61,339
    Phoenix Mills, Ltd.(The)....................................  14,048    121,192
    PI Industries, Ltd..........................................  29,390    443,780
    Pidilite Industries, Ltd....................................  11,368    201,364
    Piramal Enterprises, Ltd....................................  14,865    502,627
    PNB Housing Finance, Ltd....................................     581      5,919
    PNC Infratech, Ltd..........................................  16,764     36,283
    Polyplex Corp., Ltd.........................................   5,376     39,618
    Power Finance Corp., Ltd.................................... 228,582    378,908
    Power Grid Corp. of India, Ltd..............................  75,063    201,365
    Power Mech Projects, Ltd....................................     840     10,723
*   Prabhat Dairy, Ltd..........................................  11,670     11,693
    Praj Industries, Ltd........................................  38,085     74,773
*   Prakash Industries, Ltd.....................................  18,220     18,216
    Prestige Estates Projects, Ltd..............................  54,482    206,472
*   Prime Focus, Ltd............................................   5,458      4,835
    Prism Johnson, Ltd..........................................   9,143     12,373
    Procter & Gamble Hygiene & Health Care, Ltd.................   1,044    153,399
    PSP Projects, Ltd...........................................   3,321     22,441
    PTC India Financial Services, Ltd...........................  51,751     12,094
    PTC India, Ltd..............................................  75,922     75,328
*   Punjab & Sind Bank..........................................  15,909      6,310
*   Punjab National Bank........................................ 209,721    256,464
    Puravankara, Ltd............................................   6,796      7,134
    PVR, Ltd....................................................  10,800    274,984
*   Quess Corp., Ltd............................................   3,485     35,028
    Radico Khaitan, Ltd.........................................  10,457     53,219
    Rain Industries Ltd.........................................  51,180     84,355
    Rajesh Exports, Ltd.........................................  26,295    253,305

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
    Rallis India, Ltd...........................................  21,200 $   45,114
    Ramco Cements, Ltd. (The)...................................  25,138    279,578
    Ramkrishna Forgings, Ltd....................................   5,499     40,318
    Rashtriya Chemicals & Fertilizers, Ltd......................  50,739     41,615
*   RattanIndia Power, Ltd...................................... 305,973     11,439
    Raymond, Ltd................................................  14,947    165,952
    RBL Bank, Ltd...............................................  24,230    235,484
    REC, Ltd.................................................... 452,865    959,459
    Redington India, Ltd........................................ 115,863    171,819
    Relaxo Footwears, Ltd.......................................   6,852     86,159
*   Reliance Communications, Ltd................................ 403,088     10,740
    Reliance Home Finance, Ltd..................................  32,475     12,100
    Reliance Industries, Ltd., GDR..............................  18,710    753,430
    Reliance Industries, Ltd.................................... 255,551  5,118,287
    Reliance Industries, Ltd., GDR..............................  30,023  1,202,421
    Reliance Infrastructure, Ltd................................  31,989     49,265
*   Reliance Power, Ltd......................................... 225,835     19,463
    Repco Home Finance, Ltd.....................................  20,245    121,804
    Rico Auto Industries, Ltd...................................  18,607     17,147
    RP SG Retail, Ltd...........................................   9,900     20,580
*   RP-SG Business Process Services, Ltd........................   3,300     24,290
    Sadbhav Engineering, Ltd....................................  50,476    174,020
    Sanofi India, Ltd...........................................   2,471    199,190
    SBI Life Insurance Co., Ltd.................................   3,963     36,492
    Schaeffler India, Ltd.......................................   1,115     86,584
    Security & Intelligence Services India, Ltd.................   1,801     20,982
*   Sequent Scientific, Ltd.....................................  31,610     31,503
    SH Kelkar & Co., Ltd........................................   2,220      4,789
    Shankara Building Products, Ltd.............................   1,458     10,884
    Sharda Cropchem, Ltd........................................   9,288     48,679
    Sharda Motor Industries, Ltd................................     272      5,780
*   Shilpa Medicare, Ltd........................................   3,332     18,608
*   Shipping Corp. of India, Ltd................................  48,621     24,140
    Shoppers Stop, Ltd..........................................   3,960     26,196
    Shree Cement, Ltd...........................................   1,212    344,642
    Shriram City Union Finance, Ltd.............................   3,178     75,069
    Shriram Transport Finance Co., Ltd..........................  49,268    786,303
    Siemens, Ltd................................................   1,769     29,823
    Simplex Infrastructures, Ltd................................   3,825      8,804
    Sintex Industries, Ltd...................................... 132,335     15,037
*   Sintex Plastics Technology, Ltd............................. 132,335     34,070
    Siyaram Silk Mills, Ltd.....................................   5,283     27,071
    SJVN, Ltd................................................... 125,843     43,528
    SKF India, Ltd..............................................   3,394     96,025
    Skipper, Ltd................................................  10,790      9,775
    SML ISUZU, Ltd..............................................   2,162     24,566
    Sobha, Ltd..................................................  22,239    152,939
    Solar Industries India, Ltd.................................   3,762     58,265
*   Solara Active Pharma Sciences, Ltd..........................   2,772     15,220
    Somany Ceramics, Ltd........................................   7,496     45,794
    Sonata Software, Ltd........................................  22,141    104,913
    South Indian Bank, Ltd. (The)............................... 383,950     85,624
    Srei Infrastructure Finance, Ltd............................  85,602     31,956
    SRF, Ltd....................................................   8,369    308,672
    Srikalahasthi Pipes, Ltd....................................   2,107      6,594
    Star Cement, Ltd............................................   8,363     12,708
*   State Bank of India......................................... 153,210    685,910
*   State Bank of India, GDR....................................     226     10,119
*   State Bank of India, GDR....................................     490     21,903

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
INDIA -- (Continued)
*   Steel Authority of India, Ltd............................... 177,384 $  142,373
    Sterlite Technologies, Ltd..................................  45,756    125,053
    Strides Pharma Science, Ltd.................................  23,701    163,531
    Subros, Ltd.................................................  10,510     42,392
    Sudarshan Chemical Industries...............................   7,007     33,769
    Sun Pharmaceutical Industries, Ltd..........................  75,915    497,563
    Sun TV Network, Ltd.........................................  39,645    327,517
    Sundaram-Clayton, Ltd.......................................     625     25,041
    Sundram Fasteners, Ltd......................................  24,211    191,156
    Sunteck Realty, Ltd.........................................  20,427    136,274
    Suprajit Engineering, Ltd...................................  18,045     60,839
    Supreme Industries, Ltd.....................................  21,778    357,725
    Supreme Petrochem, Ltd......................................  17,029     50,692
    Surya Roshni, Ltd...........................................  10,195     35,046
    Sutlej Textiles and Industries, Ltd.........................   8,019      4,318
    Suven Life Sciences, Ltd....................................  25,013     95,007
*   Suzlon Energy, Ltd.......................................... 648,648     64,831
    Swaraj Engines, Ltd.........................................   1,454     29,262
    Symphony, Ltd...............................................   4,435     86,735
*   Syndicate Bank.............................................. 282,280    152,106
    Syngene International, Ltd..................................   7,462     66,072
    TAKE Solutions, Ltd.........................................  21,777     45,953
    Tamil Nadu Newsprint & Papers, Ltd..........................   9,810     27,213
    Tata Chemicals, Ltd.........................................  43,095    356,746
    Tata Communications, Ltd....................................  12,550    102,155
    Tata Consultancy Services, Ltd..............................  44,888  1,456,399
    Tata Elxsi, Ltd.............................................   9,456    126,614
    Tata Global Beverages, Ltd.................................. 152,631    459,024
    Tata Metaliks, Ltd..........................................   5,278     46,891
*   Tata Motors, Ltd............................................ 553,499  1,708,886
    Tata Power Co., Ltd. (The).................................. 260,328    253,342
    Tata Sponge Iron, Ltd.......................................   1,705     18,032
    Tata Steel, Ltd............................................. 147,600  1,187,644
    TCI Express, Ltd............................................   3,908     37,944
    Tech Mahindra, Ltd.......................................... 170,682  2,052,497
*   Techno Electric & Engineering Co., Ltd......................  13,851     47,373
*   Tejas Networks, Ltd.........................................  11,379     31,043
    Texmaco Rail & Engineering, Ltd.............................  24,867     24,216
    Thermax, Ltd................................................   3,658     51,520
    Thirumalai Chemicals, Ltd...................................  18,070     22,373
    Thomas Cook India, Ltd......................................  15,476     55,415
    Thyrocare Technologies, Ltd.................................   5,937     41,911
*   TI Financial Holdings, Ltd..................................  26,134    194,745
    Tide Water Oil Co India, Ltd................................     261     18,823
    Time Technoplast, Ltd.......................................  45,379     59,352
    Timken India, Ltd...........................................   5,879     46,915
    Tinplate Co. of India, Ltd. (The)...........................  13,266     27,276
    Titagarh Wagons, Ltd........................................  15,510     13,832
    Titan Co., Ltd..............................................  17,242    287,898
    Torrent Pharmaceuticals, Ltd................................  11,097    287,258
    Torrent Power, Ltd..........................................  36,474    132,758
    Transport Corp. of India, Ltd...............................  11,637     48,544
    Trent, Ltd..................................................   6,550     33,443
    Trident, Ltd................................................  50,451     47,547
    Triveni Engineering & Industries, Ltd.......................  36,941     34,883
    Triveni Turbine, Ltd........................................  34,210     51,647
    TTK Prestige, Ltd...........................................     355     41,892
    Tube Investments of India, Ltd..............................  34,439    188,198
    TV Today Network, Ltd.......................................   9,445     41,824

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
INDIA -- (Continued)
*   TV18 Broadcast, Ltd.........................................   190,935 $     86,254
    TVS Motor Co., Ltd..........................................    16,958      119,171
    TVS Srichakra, Ltd..........................................     1,157       36,002
*   UCO Bank....................................................   227,991       58,725
    Uflex, Ltd..................................................    15,054       49,374
    UFO Moviez India, Ltd.......................................     5,376       17,014
    UltraTech Cement, Ltd.......................................     5,926      393,438
    Unichem Laboratories, Ltd...................................    12,637       34,740
*   Union Bank of India.........................................   121,835      145,795
*   Unitech, Ltd................................................   482,996        9,028
    United Breweries, Ltd.......................................     7,552      154,147
*   United Spirits, Ltd.........................................    27,110      218,731
    UPL, Ltd....................................................   163,848    2,282,377
    VA Tech Wabag, Ltd..........................................    11,864       48,926
    Vadafone Idea, Ltd.......................................... 1,752,800      389,350
    Vaibhav Global, Ltd.........................................     2,986       29,577
    Vakrangee, Ltd..............................................    74,772       67,545
    Vardhman Textiles, Ltd......................................     7,337      118,454
    Vedanta, Ltd................................................   373,778      900,070
    Vedanta, Ltd., ADR..........................................    28,241      269,988
    Venky's India, Ltd..........................................     2,499       71,758
    Vesuvius India, Ltd.........................................     1,061       16,957
    V-Guard Industries, Ltd.....................................    24,622       76,843
    Vinati Organics, Ltd........................................     5,750      148,845
    Vindhya Telelinks, Ltd......................................     1,145       21,411
    VIP Industries, Ltd.........................................    10,856       73,081
    V-Mart Retail, Ltd..........................................       800       32,150
*   Vodafone Idea, Ltd..........................................   765,591      168,949
    Voltas, Ltd.................................................    10,368       89,926
    VRL Logistics, Ltd..........................................    11,268       43,905
    VST Industries, Ltd.........................................       852       41,642
    WABCO India, Ltd............................................       876       78,796
    Welspun Corp., Ltd..........................................    36,901       70,734
    Welspun Enterprises, Ltd....................................     7,231       11,683
    Welspun India, Ltd..........................................   156,632      119,651
    West Coast Paper Mills, Ltd.................................    12,018       42,256
    Whirlpool of India, Ltd.....................................     4,838       96,783
    Wipro, Ltd..................................................   200,032      859,614
*   Wockhardt, Ltd..............................................    13,260       78,476
    Yes Bank, Ltd...............................................   328,095      786,919
    Zee Entertainment Enterprises, Ltd..........................   100,015      625,144
    Zee Learn, Ltd..............................................    23,196        8,696
*   Zee Media Corp., Ltd........................................    27,305        5,828
    Zensar Technologies, Ltd....................................    22,305       74,627
                                                                           ------------
TOTAL INDIA.....................................................            111,532,165
                                                                           ------------
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT............................... 1,935,200      224,210
    Adaro Energy Tbk PT......................................... 9,821,400      900,995
    Adhi Karya Persero Tbk PT................................... 1,072,687      131,204
*   Agung Podomoro Land Tbk PT.................................. 2,441,400       29,639
    AKR Corporindo Tbk PT.......................................   512,700      160,282
*   Alam Sutera Realty Tbk PT................................... 6,082,600      143,367
    Aneka Tambang Tbk PT........................................ 3,929,720      239,223
    Arwana Citramulia Tbk PT....................................   232,600        8,326
    Asahimas Flat Glass Tbk PT..................................    86,500       34,305
    Astra Agro Lestari Tbk PT...................................   197,889      151,055
    Astra International Tbk PT.................................. 2,301,400    1,231,982
*   Astrindo Nusantara Infrastructure Tbk PT.................... 3,406,400       11,941

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
INDONESIA -- (Continued)
*   Asuransi Kresna Mitra Tbk PT................................    245,400 $   11,881
*   Bank Bukopin Tbk............................................  2,191,400     48,009
    Bank Central Asia Tbk PT....................................    388,600    785,001
    Bank Danamon Indonesia Tbk PT...............................    627,263    389,757
    Bank Mandiri Persero Tbk PT.................................  1,187,218    646,801
    Bank Negara Indonesia Persero Tbk PT........................  1,466,520    989,692
*   Bank Pan Indonesia Tbk PT...................................  1,316,000    119,600
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT........  1,163,400    165,901
*   Bank Pembangunan Daerah Jawa Timur Tbk PT...................  1,666,800     79,574
*   Bank Permata Tbk PT.........................................  1,447,325     95,539
    Bank Rakyat Indonesia Persero Tbk PT........................  6,638,000  2,040,887
    Bank Tabungan Negara Persero Tbk PT.........................  1,103,441    196,492
    Barito Pacific Tbk PT.......................................  2,790,800    789,779
    Bayan Resources Tbk PT......................................     16,000     19,547
    Bekasi Fajar Industrial Estate Tbk PT.......................  2,056,600     42,750
*   Berlian Laju Tanker Tbk PT..................................    514,666      1,806
    BISI International Tbk PT...................................    468,500     49,299
*   Buana Lintas Lautan Tbk PT..................................  2,625,600     36,332
    Bukit Asam Tbk PT...........................................  1,560,500    434,136
*   Bumi Serpong Damai Tbk PT...................................  2,092,800    210,961
*   Bumi Teknokultura Unggul Tbk PT.............................  2,300,800     18,570
    Charoen Pokphand Indonesia Tbk PT...........................  1,011,100    374,264
    Ciputra Development Tbk PT..................................  5,847,371    463,944
*   Citra Marga Nusaphala Persada Tbk PT........................    517,167     46,925
*   City Retail Developments Tbk PT.............................    911,900      8,326
*   Delta Dunia Makmur Tbk PT...................................  4,476,500    169,789
*   Eagle High Plantations Tbk PT...............................  4,587,600     51,483
    Elnusa Tbk PT...............................................  1,814,900     49,106
    Erajaya Swasembada Tbk PT...................................    626,100     63,773
*   Gajah Tunggal Tbk PT........................................  1,049,800     54,562
*   Garuda Indonesia Persero Tbk PT.............................  1,784,500     58,369
    Global Mediacom Tbk PT......................................  3,675,000    103,726
    Gudang Garam Tbk PT.........................................     61,000    361,962
*   Hanson International Tbk PT................................. 16,859,600    117,130
    Indah Kiat Pulp & Paper Corp. Tbk PT........................    980,300    509,608
    Indika Energy Tbk PT........................................  1,022,000    122,466
    Indo Tambangraya Megah Tbk PT...............................    183,800    248,212
    Indocement Tunggal Prakarsa Tbk PT..........................     66,000    102,060
    Indofood CBP Sukses Makmur Tbk PT...........................    128,300     87,664
    Indofood Sukses Makmur Tbk PT...............................  1,536,200    750,070
    Indomobil Sukses Internasional Tbk PT.......................    127,200     25,107
*   Indo-Rama Synthetics Tbk PT.................................     40,300     13,224
    Indosat Tbk PT..............................................    272,050     49,854
    Industri dan Perdagangan Bintraco Dharma Tbk PT.............     69,600     12,707
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT................  1,286,700     92,056
*   Inti Agri Resources Tbk PT..................................    473,600      3,058
*   Intikeramik Alamasri Industri Tbk PT........................  1,513,300     17,520
*   Intiland Development Tbk PT.................................  2,790,300     64,950
    Japfa Comfeed Indonesia Tbk PT..............................  2,168,300    237,612
    Jasa Marga Persero Tbk PT...................................    255,626    109,538
    Jaya Real Property Tbk PT...................................    293,000     12,237
    Kalbe Farma Tbk PT..........................................  2,130,000    231,093
*   Kapuas Prima Coal Tbk PT....................................  1,024,000     41,677
*   Kawasan Industri Jababeka Tbk PT............................  5,953,389    104,499
    KMI Wire & Cable Tbk PT.....................................    964,700     29,912
*   Krakatau Steel Persero Tbk PT...............................  2,016,837     62,041
*   Kresna Graha Investama Tbk PT...............................  1,994,700     81,217
    Link Net Tbk PT.............................................    292,600     89,233
*   Lippo Cikarang Tbk PT.......................................    220,300     28,632

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES    VALUE>>
                                                                 ---------- ----------
INDONESIA -- (Continued)
    Lippo Karawaci Tbk PT.......................................  6,010,450 $  138,104
    Malindo Feedmill Tbk PT.....................................    473,600     40,057
    Matahari Department Store Tbk PT............................    901,900    258,228
    Mayora Indah Tbk PT.........................................  2,753,725    502,686
*   Medco Energi Internasional Tbk PT...........................  3,664,667    226,123
    Media Nusantara Citra Tbk PT................................  2,591,200    171,064
    Metrodata Electronics Tbk PT................................    295,300     22,390
    Mitra Adiperkasa Tbk PT.....................................  4,108,300    287,064
*   Mitra Keluarga Karyasehat Tbk PT............................    420,900     63,776
*   MNC Investama Tbk PT........................................  9,936,200     57,228
    Modernland Realty Tbk PT....................................  2,774,000     59,085
*   Multistrada Arah Sarana Tbk PT..............................    167,600      9,818
    Nippon Indosari Corpindo Tbk PT.............................    323,700     29,536
    Pabrik Kertas Tjiwi Kimia Tbk PT............................    155,000    109,705
*   Pacific Strategic Financial Tbk PT..........................    553,200     22,907
    Pakuwon Jati Tbk PT.........................................  4,335,300    217,470
    Pan Brothers Tbk PT.........................................  1,291,500     45,725
*   Panin Financial Tbk PT......................................  8,949,500    253,992
*   Paninvest Tbk PT............................................    148,100     13,980
*   Pelayaran Tamarin Samudra Tbk PT............................     53,700     17,208
    Perusahaan Gas Negara Persero Tbk...........................  1,331,000    216,937
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.......  1,560,700    119,423
*   Pool Advista Indonesia Tbk PT...............................     91,300     13,839
    PP Persero Tbk PT...........................................  1,508,154    254,542
    PP Properti Tbk PT..........................................  1,719,200     17,611
    Puradelta Lestari Tbk PT....................................    999,000     17,939
    Ramayana Lestari Sentosa Tbk PT.............................  1,330,424    166,715
*   Rimo International Lestari Tbk PT...........................    851,400      8,003
    Salim Ivomas Pratama Tbk PT.................................  1,950,400     56,702
    Sawit Sumbermas Sarana Tbk PT...............................  1,815,600    138,238
    Selamat Sempurna Tbk PT.....................................    576,100     60,652
    Semen Baturaja Persero Tbk PT...............................    772,600     53,153
    Semen Indonesia Persero Tbk PT..............................    433,400    411,421
*   Sentul City Tbk PT.......................................... 10,397,200     84,068
*   Siloam International Hospitals Tbk PT.......................    132,431     37,953
*   Sitara Propertindo Tbk PT...................................    358,500     18,994
    Sri Rejeki Isman Tbk PT.....................................  4,830,100    113,895
    Summarecon Agung Tbk PT.....................................  3,716,100    291,792
    Surya Citra Media Tbk PT....................................  1,153,600    150,613
*   Surya Esa Perkasa Tbk PT....................................    638,300     16,210
    Surya Semesta Internusa Tbk PT..............................  1,861,600     88,244
    Telekomunikasi Indonesia Persero Tbk PT.....................    206,200     54,908
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR......     12,307    329,212
    Tempo Scan Pacific Tbk PT...................................    206,900     25,267
*   Tiga Pilar Sejahtera Food Tbk...............................    839,100      3,710
    Timah Tbk PT................................................  1,442,756    138,903
    Tiphone Mobile Indonesia Tbk PT.............................    784,500     37,146
*   Totalindo Eka Persada Tbk PT................................    288,000     13,947
    Tower Bersama Infrastructure Tbk PT.........................    496,600    137,813
*   Trada Alam Minera Tbk PT....................................  5,604,000     46,057
    Tunas Baru Lampung Tbk PT...................................  1,270,400     75,341
    Tunas Ridean Tbk PT.........................................    537,500     43,657
    Unilever Indonesia Tbk PT...................................     59,900    191,306
    United Tractors Tbk PT......................................    593,024  1,132,456
*   Vale Indonesia Tbk PT.......................................    716,600    153,601
*   Visi Media Asia Tbk PT......................................  4,205,000     39,854
    Waskita Beton Precast Tbk PT................................  5,424,200    167,753
    Waskita Karya Persero Tbk PT................................  3,338,063    497,734
    Wijaya Karya Beton Tbk PT...................................  1,962,100     84,038

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
INDONESIA -- (Continued)
    Wijaya Karya Persero Tbk PT................................. 1,429,459 $   243,202
*   XL Axiata Tbk PT............................................ 1,923,600     394,421
                                                                           -----------
TOTAL INDONESIA.................................................            24,181,865
                                                                           -----------
IRELAND -- (0.5%)
    AIB Group P.L.C.............................................   146,253     679,472
    Bank of Ireland Group P.L.C.................................   287,392   1,837,157
    C&C Group P.L.C.............................................   118,641     449,619
    CRH P.L.C...................................................     1,971      66,306
    CRH P.L.C., Sponsored ADR...................................   148,893   5,010,249
    Datalex P.L.C...............................................    10,864      11,173
    FBD Holdings P.L.C..........................................     6,284      63,669
    Glanbia P.L.C...............................................   100,289   1,844,466
*   IFG Group P.L.C.............................................    10,052      24,405
*   Independent News & Media P.L.C..............................    79,753       9,221
    Irish Continental Group P.L.C...............................    52,604     297,006
*   Kenmare Resources P.L.C.....................................       385         968
    Kerry Group P.L.C., Class A.................................    14,315   1,603,405
    Kingspan Group P.L.C........................................    50,750   2,668,131
    Paddy Power Betfair P.L.C...................................    24,674   2,069,060
    Paddy Power Betfair P.L.C...................................     2,126     179,904
*   Permanent TSB Group Holdings P.L.C..........................    11,387      17,568
    Smurfit Kappa Group P.L.C...................................    96,110   2,818,362
                                                                           -----------
TOTAL IRELAND...................................................            19,650,141
                                                                           -----------
ISRAEL -- (0.5%)
    Afcon Holdings, Ltd.........................................     1,066      58,762
*   Africa Israel Properties, Ltd...............................     4,516     122,783
*   Airport City, Ltd...........................................    23,129     384,089
*   Albaad Massuot Yitzhak, Ltd.................................       638       5,200
*   Allot, Ltd..................................................     5,226      39,216
    Alrov Properties and Lodgings, Ltd..........................     2,753      98,896
    Amot Investments, Ltd.......................................    42,477     250,431
    Arad, Ltd...................................................     1,491      19,330
*   Arko Holdings, Ltd..........................................    70,066      28,857
    Ashtrom Group, Ltd..........................................     4,898      32,096
    Ashtrom Properties, Ltd.....................................     5,949      29,859
    AudioCodes, Ltd.............................................     3,346      48,384
    Avgol Industries 1953, Ltd..................................    26,233      28,112
*   Azorim-Investment Development & Construction Co., Ltd.......    30,502      36,467
    Azrieli Group, Ltd..........................................     6,148     350,268
    Bank Hapoalim BM............................................   254,790   1,875,716
    Bank Leumi Le-Israel BM.....................................   474,614   3,250,128
    Bayside Land Corp...........................................       381     186,903
    Bet Shemesh Engines Holdings 1997, Ltd......................     1,171      29,718
    Bezeq The Israeli Telecommunication Corp., Ltd..............   265,698     181,757
    Big Shopping Centers, Ltd...................................     1,423      99,650
    Blue Square Real Estate, Ltd................................     1,707      67,558
*   Brack Capital Properties NV.................................       710      74,873
    Camtek, Ltd.................................................        37         385
    Carasso Motors, Ltd.........................................     4,313      20,782
*   Cellcom Israel, Ltd.........................................    27,071     113,354
*   Cellcom Israel, Ltd.........................................    11,977      49,106
*   Ceragon Networks, Ltd.......................................    16,269      62,310
*   Clal Biotechnology Industries, Ltd..........................    41,016      33,423
*   Clal Insurance Enterprises Holdings, Ltd....................     9,905     137,511
    Danel Adir Yeoshua, Ltd.....................................       755      44,110
    Delek Automotive Systems, Ltd...............................    14,896      67,098

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ISRAEL -- (Continued)
    Delek Group, Ltd............................................   1,934 $  368,306
    Delta-Galil Industries, Ltd.................................   7,386    223,114
    Dexia Israel Bank, Ltd......................................      75     14,807
    Direct Insurance Financial Investments, Ltd.................   7,542     84,888
    Dor Alon Energy in Israel 1988, Ltd.........................   1,389     22,937
*   El Al Israel Airlines....................................... 342,944     86,265
    Elbit Systems, Ltd..........................................   2,679    373,451
    Elbit Systems, Ltd..........................................   1,800    251,478
    Electra Consumer Products 1970, Ltd.........................   5,785     76,371
    Electra, Ltd................................................   1,001    274,158
*   Energix-Renewable Energies, Ltd.............................  20,253     35,796
*   Equital, Ltd................................................  10,987    327,697
*   First International Bank Of Israel, Ltd.....................  19,943    501,195
    FMS Enterprises Migun, Ltd..................................     917     25,316
    Formula Systems 1985, Ltd...................................   5,389    257,386
    Fox Wizel, Ltd..............................................   6,475    182,545
    Gilat Satellite Networks, Ltd...............................  11,636    103,875
    Hadera Paper, Ltd...........................................   3,184    228,037
    Hamlet Israel-Canada, Ltd...................................   1,748     38,215
    Harel Insurance Investments & Financial Services, Ltd.......  62,595    469,237
    Hilan, Ltd..................................................   4,655    128,448
    IDI Insurance Co., Ltd......................................   2,159    100,872
    IES Holdings, Ltd...........................................     436     22,072
*   Industrial Buildings Corp., Ltd.............................  66,848    115,893
    Inrom Construction Industries, Ltd..........................  17,661     64,799
    Israel Canada T.R, Ltd......................................  36,509     41,431
    Israel Chemicals, Ltd.......................................  64,027    339,970
    Israel Discount Bank, Ltd., Class A......................... 382,322  1,492,462
    Israel Land Development - Urban Renewal, Ltd................   1,092     10,102
    Isras Investment Co., Ltd...................................     110     15,942
*   Kamada, Ltd.................................................   6,921     40,414
    Kenon Holdings, Ltd.........................................   5,006     98,275
    Kerur Holdings, Ltd.........................................   2,125     55,830
    Klil Industries, Ltd........................................     429     35,277
    Matrix IT, Ltd..............................................  14,912    198,757
    Maytronics, Ltd.............................................  10,664     72,426
    Mediterranean Towers, Ltd...................................  19,682     37,375
    Mega Or Holdings, Ltd.......................................   3,829     50,231
    Meitav Dash Investments, Ltd................................   7,442     23,386
    Melisron, Ltd...............................................   4,702    237,601
    Menora Mivtachim Holdings, Ltd..............................  13,207    170,007
    Migdal Insurance & Financial Holding, Ltd................... 181,872    188,740
    Mizrahi Tefahot Bank, Ltd...................................  53,753  1,163,596
    Naphtha Israel Petroleum Corp., Ltd.........................  24,518    148,957
    Neto ME Holdings, Ltd.......................................     679     57,958
*   Nice, Ltd., Sponsored ADR...................................   7,239    997,969
*   Nova Measuring Instruments, Ltd.............................   8,248    230,872
*   Oil Refineries, Ltd......................................... 977,915    480,394
    One Software Technologies, Ltd..............................     223     10,479
    OPC Energy, Ltd.............................................   9,401     62,949
*   Partner Communications Co., Ltd.............................  81,126    366,806
*   Partner Communications Co., Ltd., ADR.......................   1,600      7,424
    Paz Oil Co., Ltd............................................   3,315    483,277
    Phoenix Holdings, Ltd. (The)................................  50,044    285,679
    Plasson Industries, Ltd.....................................   1,457     61,870
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........   2,148    112,248
    Scope Metals Group, Ltd.....................................   4,129    110,249
    Shapir Engineering and Industry, Ltd........................  30,549    110,073
*   Shikun & Binui, Ltd......................................... 115,380    298,488

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ISRAEL -- (Continued)
    Shufersal, Ltd..............................................    31,507 $   209,514
    Strauss Group, Ltd..........................................     9,128     232,847
    Summit Real Estate Holdings, Ltd............................     5,855      53,338
*   Suny Cellular Communication, Ltd............................    38,947      23,360
    Tadiran Holdings, Ltd.......................................     1,130      31,224
    Taptica international Ltd...................................     5,077       9,641
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........    16,208     246,686
*   Tower Semiconductor, Ltd....................................    15,804     283,998
*   Tower Semiconductor, Ltd....................................     4,323      78,887
*   Union Bank of Israel........................................     4,714      22,789
    YH Dimri Construction & Development, Ltd....................     1,092      20,256
                                                                           -----------
TOTAL ISRAEL....................................................            21,514,344
                                                                           -----------
ITALY -- (2.1%)
*   A.S. Roma SpA...............................................    66,579      40,795
    A2A SpA..................................................... 1,107,323   1,853,255
    ACEA SpA....................................................    30,673     557,802
*   Aeffe SpA...................................................    11,360      37,609
    Amplifon SpA................................................    27,175     522,789
    Anima Holding SpA...........................................    95,584     380,942
*   Arnoldo Mondadori Editore SpA...............................    71,829     137,629
    Ascopiave SpA...............................................    31,833     137,026
    Assicurazioni Generali SpA..................................   220,627   4,280,614
#*  Astaldi SpA.................................................    22,586      17,664
    Atlantia SpA................................................    27,083     739,374
    Autogrill SpA...............................................    44,910     436,431
    Azimut Holding SpA..........................................    47,349     957,473
*   Banca Carige SpA............................................   289,369         357
    Banca Finnat Euramerica SpA.................................    36,232      13,692
    Banca Generali SpA..........................................    17,997     508,504
    Banca IFIS SpA..............................................    12,169     210,177
    Banca Mediolanum SpA........................................    74,775     549,204
*   Banca Monte dei Paschi di Siena SpA.........................     3,026       4,598
    Banca Popolare di Sondrio SCPA..............................   206,084     561,028
    Banca Profilo SpA...........................................    61,003      11,454
    Banca Sistema SpA...........................................    22,699      42,740
*   Banco BPM SpA...............................................   860,585   2,048,637
    Banco di Desio e della Brianza SpA..........................    12,951      29,567
    BasicNet SpA................................................    15,391      94,212
    BE..........................................................    57,250      68,069
    Biesse SpA..................................................     5,154     114,852
    BPER Banca..................................................   232,366   1,117,189
    Brembo SpA..................................................    58,777     773,163
    Brunello Cucinelli SpA......................................    10,752     390,898
    Buzzi Unicem SpA............................................    26,107     582,072
    Cairo Communication SpA.....................................    45,366     187,256
    Carraro SpA.................................................     8,063      21,383
    Cementir Holding SpA........................................    27,672     200,947
    Cerved Group SpA............................................    60,383     590,132
    CIR-Compagnie Industriali Riunite SpA.......................   158,960     195,704
    CNH Industrial NV...........................................   187,473   2,038,184
    Credito Emiliano SpA........................................    44,490     254,166
*   Credito Valtellinese SpA.................................... 3,220,315     259,306
*   d'Amico International Shipping SA...........................   132,518      13,486
    Danieli & C Officine Meccaniche SpA.........................     6,446     131,352
    Datalogic SpA...............................................     4,298     102,003
    Davide Campari-Milano SpA...................................   124,346   1,254,400
    De' Longhi SpA..............................................    16,180     414,738
    DiaSorin SpA................................................     6,940     678,433

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
ITALY -- (Continued)
    El.En. SpA..................................................     1,776 $   36,086
*   Elica SpA...................................................     4,280     11,196
    Emak SpA....................................................    29,309     44,727
    Enel SpA....................................................   936,477  5,929,924
    Eni SpA.....................................................   387,838  6,609,201
    Eni SpA, Sponsored ADR......................................    26,710    906,270
*   ePrice SpA..................................................     3,108      4,871
    ERG SpA.....................................................    26,974    498,297
    Esprinet SpA................................................    24,551    100,100
*   Eurotech SpA................................................    11,463     48,970
    Falck Renewables SpA........................................    79,144    283,190
    Ferrari NV..................................................    17,952  2,434,912
    Fiat Chrysler Automobiles NV................................   249,186  3,840,304
    Fiat Chrysler Automobiles NV................................    79,083  1,218,669
    Fila SpA....................................................     6,803    105,675
*   Fincantieri SpA.............................................    66,621     81,580
    FinecoBank Banca Fineco SpA.................................   137,435  1,810,285
    FNM SpA.....................................................    64,413     36,816
*   GEDI Gruppo Editoriale SpA..................................    33,656     13,004
    Gefran SpA..................................................     1,949     16,798
    Geox SpA....................................................    25,019     46,632
    Gruppo MutuiOnline SpA......................................     7,207    139,429
    Hera SpA....................................................   377,579  1,344,087
    IMA Industria Macchine Automatiche SpA......................     6,722    528,590
*   IMMSI SpA...................................................   154,940     91,991
    Infrastrutture Wireless Italiane SpA........................    34,072    282,422
    Interpump Group SpA.........................................    19,688    740,352
    Intesa Sanpaolo SpA......................................... 1,498,786  3,926,844
    Iren SpA....................................................   225,767    528,038
    Italgas SpA.................................................   168,503  1,052,553
*   Juventus Football Club SpA..................................   149,340    211,521
    La Doria SpA................................................     4,431     40,424
    Leonardo SpA................................................   110,299  1,275,587
    LU-VE SpA...................................................     1,368     18,107
    Maire Tecnimont SpA.........................................    57,102    204,324
    MARR SpA....................................................    10,285    249,812
    Massimo Zanetti Beverage Group SpA..........................     7,385     50,864
#*  Mediaset SpA................................................   308,562  1,027,233
    Mediobanca Banca di Credito Finanziario SpA.................   187,570  1,988,112
    Moncler SpA.................................................    36,050  1,482,169
*   OVS SpA.....................................................    57,370    119,716
    Piaggio & C SpA.............................................   120,217    332,164
*   Pirelli & C SpA.............................................    57,201    418,160
    Poste Italiane SpA..........................................   113,376  1,211,696
    Prima Industrie SpA.........................................     2,367     53,591
    Prysmian SpA................................................    28,368    547,743
    RAI Way SpA.................................................    23,449    123,412
    Recordati SpA...............................................    19,414    784,476
    Reno de Medici SpA..........................................   121,336     96,097
    Reply SpA...................................................     4,940    322,009
    Retelit SpA.................................................    36,467     62,364
*   Rizzoli Corriere Della Sera Mediagroup SpA..................    34,455     50,097
    Sabaf SpA...................................................     2,072     36,390
    SAES Getters SpA............................................     1,792     43,392
*   Safilo Group SpA............................................    17,360     18,383
*   Saipem SpA..................................................   190,530    966,459
    Salini Impregilo SpA........................................    30,099     62,853
    Salvatore Ferragamo SpA.....................................    15,560    353,023
    Saras SpA...................................................   368,419    658,218

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
ITALY -- (Continued)
    Servizi Italia SpA..........................................     5,016 $    22,153
    Sesa SpA....................................................     1,443      44,926
    Snam SpA....................................................   167,148     850,931
    Societa Cattolica di Assicurazioni SC.......................    83,860     781,325
    Societa Iniziative Autostradali e Servizi SpA...............    36,011     593,765
*   Sogefi SpA..................................................    33,393      52,982
    SOL SpA.....................................................    10,344     139,133
    Technogym SpA...............................................    37,737     463,078
*   Telecom Italia SpA.......................................... 3,764,104   2,107,052
*   Telecom Italia SpA, Sponsored ADR...........................    48,868     269,751
    Tenaris SA, ADR.............................................     1,800      49,932
    Terna Rete Elettrica Nazionale SpA..........................   183,955   1,103,576
*   Tiscali SpA.................................................   763,357      12,519
    Tod's SpA...................................................     5,252     258,286
*   TREVI - Finanziaria Industriale SpA.........................    34,212      11,537
    TXT e-solutions SpA.........................................       926       9,770
    UniCredit SpA...............................................   162,667   2,251,977
    Unieuro SpA.................................................     1,252      20,690
    Unione di Banche Italiane SpA...............................   447,736   1,397,778
    Unipol Gruppo SpA...........................................   224,129   1,141,745
    UnipolSai Assicurazioni SpA.................................   425,902   1,167,061
    Zignago Vetro SpA...........................................     7,094      90,502
                                                                           -----------
TOTAL ITALY.....................................................            81,921,984
                                                                           -----------
JAPAN -- (16.3%)
    77 Bank, Ltd. (The).........................................    28,100     403,233
    A&A Material Corp...........................................     1,800      16,864
    A&D Co., Ltd................................................    10,900      89,368
    ABC-Mart, Inc...............................................     3,400     211,309
    Abist Co., Ltd..............................................     2,200      62,686
    Achilles Corp...............................................     6,300     111,733
    Acom Co., Ltd...............................................    45,100     158,486
    AD Works Co., Ltd...........................................    81,800      25,039
    Adastria Co., Ltd...........................................    17,480     429,801
    ADEKA Corp..................................................    39,600     594,930
    Adtec Plasma Technology Co., Ltd............................     1,400      10,618
    Advan Co., Ltd..............................................     7,000      65,273
    Advance Create Co., Ltd.....................................     1,300      21,456
    Advanex, Inc................................................       400       6,345
    Advantage Risk Management Co., Ltd..........................     2,100      17,397
    Advantest Corp..............................................    19,900     564,338
    Adventure, Inc..............................................       600      24,598
    Aeon Co., Ltd...............................................   196,905   3,640,095
    Aeon Delight Co., Ltd.......................................    10,000     336,691
    Aeon Fantasy Co., Ltd.......................................     5,400     129,101
    AEON Financial Service Co., Ltd.............................    32,800     680,978
    Aeon Hokkaido Corp..........................................    12,000      79,384
    Aeon Mall Co., Ltd..........................................    16,280     249,946
    Aeria, Inc..................................................     8,800      48,486
    AFC-HD AMS Life Science Co., Ltd............................     1,800      11,086
    AGC, Inc....................................................    73,300   2,500,835
    Ahresty Corp................................................     9,700      55,651
    Ai Holdings Corp............................................    18,600     303,942
    Aica Kogyo Co., Ltd.........................................    14,800     513,507
    Aichi Bank, Ltd. (The)......................................     3,600     117,554
    Aichi Corp..................................................    16,800     114,791
    Aichi Steel Corp............................................     5,000     153,551
    Aichi Tokei Denki Co., Ltd..................................     1,400      52,018
    Aida Engineering, Ltd.......................................    21,600     170,419

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
*   Aiful Corp..................................................  92,100 $  216,088
    Ain Holdings, Inc...........................................  15,100  1,201,126
    Air Water, Inc..............................................  73,000  1,113,516
    Airport Facilities Co., Ltd.................................   9,700     48,037
    Aisan Industry Co., Ltd.....................................  19,700    133,535
    Aisin Seiki Co., Ltd........................................  41,862  1,619,427
    AIT Corp....................................................   1,800     17,516
    Ajinomoto Co., Inc.......................................... 103,700  1,677,816
    Ajis Co., Ltd...............................................   1,600     49,712
    Akatsuki Corp...............................................   4,000     10,261
    Akatsuki, Inc...............................................   1,900     86,543
*   Akebono Brake Industry Co., Ltd.............................  57,200     66,497
    Akita Bank, Ltd. (The)......................................  10,000    197,482
    Albis Co., Ltd..............................................   2,100     42,885
    Alconix Corp................................................  12,700    151,229
    Alfresa Holdings Corp.......................................   7,800    217,651
    Alinco, Inc.................................................   7,800     68,197
    Alleanza Holdings Co., Ltd..................................   4,900     37,709
*   Allied Telesis Holdings K.K.................................  20,200     14,896
    Alpen Co., Ltd..............................................   8,500    132,166
    Alpha Corp..................................................   2,600     29,541
    Alps Alpine Co., Ltd........................................  47,100    996,107
    Alps Logistics Co., Ltd.....................................   4,400     33,017
    Altech Corp.................................................   5,100     88,954
    Amada Holdings Co., Ltd.....................................  60,700    680,453
    Amano Corp..................................................  18,800    491,295
    Amiyaki Tei Co., Ltd........................................   2,700     84,136
    Amuse, Inc..................................................   5,400    128,330
    ANA Holdings, Inc...........................................   5,100    178,483
    Anabuki Kosan, Inc..........................................     600     15,875
    Anest Iwata Corp............................................  11,600    101,322
*   Anicom Holdings, Inc........................................   3,300    102,419
    AOI TYO Holdings, Inc.......................................  10,554     72,432
    AOKI Holdings, Inc..........................................  19,000    198,571
    Aomori Bank, Ltd. (The).....................................   9,000    235,423
    Aoyama Trading Co., Ltd.....................................  19,300    423,924
    Aoyama Zaisan Networks Co., Ltd.............................   2,900     41,472
    Aozora Bank, Ltd............................................  34,700    847,843
    Apaman Co., Ltd.............................................   3,400     23,015
    Arakawa Chemical Industries, Ltd............................   8,300    111,975
    Arata Corp..................................................   4,800    171,481
    Arcland Sakamoto Co., Ltd...................................  13,400    174,176
    Arcland Service Holdings Co., Ltd...........................   5,000     89,092
    Arcs Co., Ltd...............................................  14,500    293,953
    Arealink Co., Ltd...........................................   2,200     22,462
    Ariake Japan Co., Ltd.......................................   4,300    251,270
*   Arrk Corp...................................................  11,700     10,963
    Artnature, Inc..............................................  11,000     62,000
    ArtSpark Holdings, Inc......................................   2,900     16,720
    As One Corp.................................................   2,400    192,085
    Asahi Broadcasting Group Holdings Corp......................   3,800     26,302
    Asahi Co., Ltd..............................................   5,800     70,493
    Asahi Diamond Industrial Co., Ltd...........................  26,700    189,024
    Asahi Group Holdings, Ltd...................................  26,200  1,142,406
    Asahi Holdings, Inc.........................................  19,700    383,473
    Asahi Intecc Co., Ltd.......................................   9,200    466,062
    Asahi Kasei Corp............................................ 342,000  3,524,776
    Asahi Kogyosha Co., Ltd.....................................   1,900     51,708
    Asahi Net, Inc..............................................   4,300     23,142

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    ASAHI YUKIZAI Corp..........................................   6,100 $   98,813
    Asante, Inc.................................................   2,700     52,746
    Asanuma Corp................................................   3,600     79,793
    Asax Co., Ltd...............................................     300      1,434
    Ashimori Industry Co., Ltd..................................   3,300     48,012
    Asia Pile Holdings Corp.....................................  11,800     64,197
    Asics Corp..................................................  28,100    346,186
    ASKA Pharmaceutical Co., Ltd................................  17,000    177,708
    ASKUL Corp..................................................   2,400     64,510
    Astellas Pharma, Inc........................................ 107,500  1,455,966
    Asti Corp...................................................     800     14,386
    Asukanet Co., Ltd...........................................   3,100     44,542
    Asunaro Aoki Construction Co., Ltd..........................   6,600     51,332
    Ateam, Inc..................................................   3,800     56,896
    Atom Corp...................................................  34,300    296,841
    Autobacs Seven Co., Ltd.....................................  20,100    350,543
    Avex, Inc...................................................  19,000    240,777
    Awa Bank, Ltd. (The)........................................  17,500    440,563
    Axial Retailing, Inc........................................   9,600    285,980
    Azbil Corp..................................................  22,800    548,791
    Bandai Namco Holdings, Inc..................................  19,500    934,846
    Bando Chemical Industries, Ltd..............................  14,000    136,480
    Bank of Iwate, Ltd. (The)...................................   6,500    187,196
    Bank of Kochi, Ltd. (The)...................................   2,800     20,789
    Bank of Kyoto, Ltd. (The)...................................  14,500    628,351
    Bank of Nagoya, Ltd. (The)..................................   5,900    191,330
    Bank of Okinawa, Ltd. (The).................................  10,080    313,627
    Bank of Saga, Ltd. (The)....................................  12,101    191,655
    Bank of the Ryukyus, Ltd....................................  20,200    218,688
    Baroque Japan, Ltd..........................................   8,400     72,717
    BayCurrent Consulting, Inc..................................  11,300    409,481
    Beenos, Inc.................................................   3,600     45,827
    Belc Co., Ltd...............................................   6,000    268,954
    Bell System24 Holdings, Inc.................................  16,300    237,800
    Belluna Co., Ltd............................................  21,900    165,251
    Benefit One, Inc............................................  18,400    384,798
    Benesse Holdings, Inc.......................................   6,800    188,005
*   Bengo4.com, Inc.............................................   2,400     93,756
    Bic Camera, Inc.............................................  33,600    360,403
    Biofermin Pharmaceutical Co., Ltd...........................   1,100     22,556
    BML, Inc....................................................   9,100    257,120
    Bookoff Group Holdings, Ltd.................................   3,500     26,913
    BP Castrol K.K..............................................   3,500     45,843
    Br Holdings Corp............................................   6,300     18,077
    Bridgestone Corp............................................  91,400  3,625,872
    Broadleaf Co., Ltd..........................................  31,200    160,765
    BRONCO BILLY Co., Ltd.......................................   5,400    112,305
    Brother Industries, Ltd.....................................  74,000  1,461,127
    Bunka Shutter Co., Ltd......................................  25,000    184,435
    Business Brain Showa-Ota, Inc...............................     700     12,763
    C Uyemura & Co., Ltd........................................     600     37,071
    Calbee, Inc.................................................   7,900    218,754
    Can Do Co., Ltd.............................................   5,100     78,260
    Canon Electronics, Inc......................................   9,800    161,502
    Canon Marketing Japan, Inc..................................  16,100    349,336
    Canon, Inc., Sponsored ADR..................................   9,399    260,164
    Canon, Inc..................................................  61,000  1,692,632
    Capcom Co., Ltd.............................................  27,600    622,758
    Career Design Center Co., Ltd...............................   1,300     17,207

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Carlit Holdings Co., Ltd....................................   8,000 $   61,341
    Carta Holdings, Inc.........................................   5,800     62,322
    Casio Computer Co., Ltd.....................................  47,600    599,579
    Cawachi, Ltd................................................   7,600    134,564
    CDS Co., Ltd................................................   1,300     15,168
    Central Glass Co., Ltd......................................  20,300    474,412
    Central Japan Railway Co....................................   4,800  1,032,189
    Central Security Patrols Co., Ltd...........................   1,900     90,127
    Central Sports Co., Ltd.....................................   3,500     98,955
    Chiba Bank, Ltd. (The)......................................  99,100    520,515
    Chiba Kogyo Bank, Ltd. (The)................................  21,600     55,685
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H......   6,000     67,257
    CHIMNEY Co., Ltd............................................   1,100     26,735
    Chino Corp..................................................   2,200     25,868
    Chiyoda Co., Ltd............................................   5,100     80,818
    Chiyoda Integre Co., Ltd....................................   5,200     97,194
    Chori Co., Ltd..............................................   4,200     62,703
    Chubu Electric Power Co., Inc...............................  35,600    517,679
    Chubu Shiryo Co., Ltd.......................................  10,400    115,162
    Chuetsu Pulp & Paper Co., Ltd...............................  16,100    203,334
    Chugai Pharmaceutical Co., Ltd..............................   1,500     95,125
    Chugai Ro Co., Ltd..........................................   2,700     45,149
    Chugoku Bank, Ltd. (The)....................................  48,600    470,616
    Chugoku Electric Power Co., Inc. (The)......................  39,000    465,645
    Chugoku Marine Paints, Ltd..................................  14,000    132,572
    Chukyo Bank, Ltd. (The).....................................   5,800    114,422
    CI Takiron Corp.............................................  19,000    114,872
    Citizen Watch Co., Ltd...................................... 145,200    818,671
    CKD Corp....................................................  27,800    323,339
    CK-San-Etsu Co., Ltd........................................     800     20,826
    Cleanup Corp................................................   9,900     55,393
    CMIC Holdings Co., Ltd......................................   7,700    113,517
    CMK Corp....................................................  26,100    181,180
    Coca-Cola Bottlers Japan Holdings, Inc......................  22,513    555,904
    cocokara fine, Inc..........................................   5,900    234,910
    Coco's Japan Co., Ltd.......................................   1,100     18,756
    COLOPL, Inc.................................................   5,500     33,480
    Colowide Co., Ltd...........................................  20,800    417,858
    Computer Engineering & Consulting, Ltd......................  12,800    253,462
    COMSYS Holdings Corp........................................  21,000    552,496
    Comture Corp................................................   3,500    120,662
    Concordia Financial Group, Ltd.............................. 189,424    739,530
    CONEXIO Corp................................................  12,800    158,939
*   COOKPAD, Inc................................................   9,700     23,645
    Core Corp...................................................   1,100     13,243
    Cosel Co., Ltd..............................................   5,700     61,248
    Cosmo Energy Holdings Co., Ltd..............................  35,400    731,033
    Cosmos Initia Co., Ltd......................................   2,200     11,112
    Cosmos Pharmaceutical Corp..................................   1,700    271,763
    CRE, Inc....................................................   5,100     44,347
    Create Medic Co., Ltd.......................................   2,900     25,276
    Create Restaurants Holdings, Inc............................  15,700    188,422
    Create SD Holdings Co., Ltd.................................  13,600    314,557
    Credit Saison Co., Ltd......................................  42,100    538,651
    Creek & River Co., Ltd......................................   2,500     27,620
    Cresco, Ltd.................................................   2,000     60,917
    CTI Engineering Co., Ltd....................................   5,800     79,714
    CTS Co., Ltd................................................   9,600     58,699
    Cube System, Inc............................................   1,400      9,943

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    CyberAgent, Inc.............................................  11,100 $  444,935
    Cybernet Systems Co., Ltd...................................   2,100     10,355
*   Cyberstep, Inc..............................................   1,400     13,375
    Cybozu, Inc.................................................   5,400     51,318
    Dai Nippon Printing Co., Ltd................................  36,600    868,812
    Dai Nippon Toryo Co., Ltd...................................  11,300    106,784
    Daibiru Corp................................................  16,500    146,322
    Daicel Corp................................................. 125,800  1,411,306
    Dai-Dan Co., Ltd............................................   6,400    142,258
    Daido Kogyo Co., Ltd........................................   3,211     25,073
    Daido Metal Co., Ltd........................................  20,900    131,762
    Daido Steel Co., Ltd........................................  14,800    603,848
    Daifuku Co., Ltd............................................  22,700  1,396,519
    Daihatsu Diesel Manufacturing Co., Ltd......................   4,700     27,390
    Daihen Corp.................................................   8,800    246,324
    Daiho Corp..................................................   8,800    236,034
    Dai-Ichi Cutter Kogyo K.K...................................   1,000     16,345
    Daiichi Jitsugyo Co., Ltd...................................   4,000    123,482
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.......................  11,600     89,471
    Dai-ichi Life Holdings, Inc................................. 106,200  1,532,977
    Daiichi Sankyo Co., Ltd.....................................   5,200    257,111
    Dai-ichi Seiko Co., Ltd.....................................   3,500     35,911
    Daiichikosho Co., Ltd.......................................  13,300    651,634
    Daiken Corp.................................................   6,500    122,872
    Daiken Medical Co., Ltd.....................................   4,400     22,572
    Daiki Aluminium Industry Co., Ltd...........................  14,600     85,212
    Daiki Axis Co., Ltd.........................................   1,200      9,298
    Daikin Industries, Ltd......................................   9,600  1,222,267
    Daikoku Denki Co., Ltd......................................   5,500     75,052
    Daikokutenbussan Co., Ltd...................................   4,100    140,732
    Daikyonishikawa Corp........................................  28,300    285,430
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd......   6,200    180,595
    Daio Paper Corp.............................................  35,900    415,632
    Daiohs Corp.................................................   2,300     28,897
    Daiseki Co., Ltd............................................  11,600    318,676
    Daiseki Eco. Solution Co., Ltd..............................   3,240     17,674
    Daishi Hokuetsu Financial Group, Inc........................  15,950    469,435
    Daishinku Corp..............................................   2,900     27,612
    Daisue Construction Co., Ltd................................   3,600     30,045
    Daito Pharmaceutical Co., Ltd...............................   6,880    222,222
    Daito Trust Construction Co., Ltd...........................   4,700    629,346
    Daitron Co., Ltd............................................   3,600     53,818
    Daiwa House Industry Co., Ltd............................... 107,900  3,024,383
    Daiwa Securities Group, Inc................................. 279,300  1,300,094
    Daiwabo Holdings Co., Ltd...................................  11,100    568,051
    DCM Holdings Co., Ltd.......................................  50,100    496,600
    DD Holdings Co., Ltd........................................   2,800     47,091
    Dear Life Co., Ltd..........................................  11,100     42,129
    Delica Foods Holdings Co., Ltd..............................   1,300     16,381
    Denka Co., Ltd..............................................  42,500  1,283,302
    Denso Corp..................................................  25,900  1,131,700
    Dentsu, Inc.................................................  19,900    814,312
    Denyo Co., Ltd..............................................   6,700     85,166
    Descente, Ltd...............................................   5,800    122,865
    Dexerials Corp..............................................  37,800    239,156
    DIC Corp....................................................  40,900  1,201,377
    Digital Arts, Inc...........................................   3,800    328,115
    Digital Hearts Holdings Co., Ltd............................   5,100     57,343
    Digital Information Technologies Corp.......................   2,000     27,460

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Dip Corp.................................................... 12,300 $  188,006
    Disco Corp..................................................  3,300    571,054
    DKK-Toa Corp................................................  1,800     13,254
    DKS Co., Ltd................................................  5,000    163,331
    DMG Mori Co., Ltd........................................... 42,900    618,625
    Doshisha Co., Ltd........................................... 11,900    190,361
    Doutor Nichires Holdings Co., Ltd........................... 12,500    238,426
    Dowa Holdings Co., Ltd...................................... 27,900    909,743
    DTS Corp....................................................  9,400    332,926
    Dvx, Inc....................................................  2,900     23,963
    DyDo Group Holdings, Inc....................................  4,700    210,152
    Dynic Corp..................................................  2,100     13,862
    Eagle Industry Co., Ltd..................................... 14,900    170,746
    Earth Corp..................................................  2,100     96,309
    East Japan Railway Co.......................................  9,700    914,146
    Ebara Corp.................................................. 35,400  1,089,500
    Ebara Foods Industry, Inc...................................  2,400     47,064
    Ebara Jitsugyo Co., Ltd.....................................  2,200     41,394
    Eco's Co., Ltd..............................................  4,300     56,953
    EDION Corp.................................................. 39,200    332,419
    EF-ON, Inc.................................................. 10,080     75,787
    eGuarantee, Inc.............................................  8,000     85,574
    E-Guardian, Inc.............................................  2,900     55,335
    Ehime Bank, Ltd. (The)...................................... 15,400    146,505
    Eidai Co., Ltd.............................................. 10,000     36,968
    Eiken Chemical Co., Ltd..................................... 12,400    223,022
    Eisai Co., Ltd..............................................  3,500    203,807
    Eizo Corp...................................................  4,600    176,793
    Elan Corp...................................................  3,400     51,858
    Elecom Co., Ltd.............................................  7,400    248,299
    Electric Power Development Co., Ltd.........................  8,500    197,586
    Elematec Corp...............................................  4,552     83,759
    EM Systems Co., Ltd.........................................  8,900    120,139
    Endo Lighting Corp.......................................... 10,900     79,935
*   Enigmo, Inc.................................................  3,100     82,820
    en-japan, Inc...............................................  8,800    286,571
    Enomoto Co., Ltd............................................  2,700     22,308
    Enplas Corp.................................................  2,300     65,178
    Enshu, Ltd..................................................  1,800     19,295
    EPS Holdings, Inc........................................... 17,600    315,541
    eRex Co., Ltd............................................... 10,600     96,894
    ES-Con Japan, Ltd........................................... 23,400    166,738
    ESCRIT, Inc.................................................  4,700     26,978
*   Escrow Agent Japan, Inc.....................................  6,800     18,419
    ESPEC Corp..................................................  4,400     86,929
    Excel Co., Ltd..............................................  3,500     62,043
    Exedy Corp.................................................. 15,500    355,185
    Ezaki Glico Co., Ltd........................................ 10,300    543,581
    F@N Communications, Inc..................................... 20,800    127,696
    FALCO HOLDINGS Co., Ltd.....................................  4,600     58,967
    FamilyMart UNY Holdings Co., Ltd............................ 11,980    319,466
    FANUC Corp..................................................  3,200    601,201
    Fast Retailing Co., Ltd.....................................  3,700  2,140,784
    FCC Co., Ltd................................................ 24,400    505,221
*   FDK Corp....................................................  3,100     30,030
    Feed One Co., Ltd........................................... 44,980     69,190
    Ferrotec Holdings Corp...................................... 22,300    249,451
*   FFRI, Inc...................................................  1,000     29,198
    FIDEA Holdings Co., Ltd..................................... 76,000     89,534

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Fields Corp.................................................   4,900 $   34,573
    Financial Products Group Co., Ltd...........................  24,600    211,710
    FINDEX, Inc.................................................   4,200     31,648
    First Brothers Co., Ltd.....................................   2,700     28,348
    First Juken Co., Ltd........................................   3,300     36,071
    Fixstars Corp...............................................   6,000     79,280
    FJ Next Co., Ltd............................................   6,300     50,501
    Focus Systems Corp..........................................   1,500     12,936
    Forval Corp.................................................   3,700     33,251
    Foster Electric Co., Ltd....................................  16,500    257,276
    FP Corp.....................................................   9,700    591,003
    France Bed Holdings Co., Ltd................................  11,700     96,375
    Freebit Co., Ltd............................................   5,200     52,855
    Freund Corp.................................................   2,400     17,340
    Fronteo, Inc................................................   3,800     17,229
    F-Tech, Inc.................................................   6,600     52,442
    FTGroup Co., Ltd............................................   4,600     56,122
    Fudo Tetra Corp.............................................  10,550    145,140
    Fuji Co., Ltd...............................................   8,900    148,406
    Fuji Corp...................................................  23,000    347,672
    Fuji Corp...................................................   3,400     68,626
    Fuji Corp., Ltd.............................................  11,200     84,627
    Fuji Die Co., Ltd...........................................   3,700     21,186
    Fuji Electric Co., Ltd......................................  31,400  1,113,161
    Fuji Furukawa Engineering & Construction Co., Ltd...........     200      3,334
    Fuji Kyuko Co., Ltd.........................................   7,200    272,884
    Fuji Oil Co., Ltd...........................................  31,900     79,836
    Fuji Oil Holdings, Inc......................................  21,200    680,973
    Fuji Pharma Co., Ltd........................................   6,200     94,105
    Fuji Seal International, Inc................................  20,000    699,426
    Fuji Soft, Inc..............................................   2,200     87,019
    Fujibo Holdings, Inc........................................   4,500    111,946
    Fujicco Co., Ltd............................................   5,200    102,836
    FUJIFILM Holdings Corp......................................  17,600    822,206
    Fujikura Composites, Inc....................................  10,700     45,939
    Fujikura Kasei Co., Ltd.....................................  10,700     58,571
    Fujikura, Ltd............................................... 162,500    670,498
    Fujimak Corp................................................   1,400      9,987
    Fujimi, Inc.................................................   7,200    167,629
    Fujimori Kogyo Co., Ltd.....................................   8,000    234,015
    Fujio Food System Co., Ltd..................................   1,700     44,473
    Fujisash Co., Ltd...........................................  55,900     43,338
    Fujita Kanko, Inc...........................................   5,000    123,644
    Fujitec Co., Ltd............................................  17,600    216,163
    Fujitsu Frontech, Ltd.......................................   5,600     53,451
    Fujitsu General, Ltd........................................  33,900    495,026
    Fujitsu, Ltd................................................  40,750  2,991,644
    Fujiya Co., Ltd.............................................   2,400     44,575
    FuKoKu Co., Ltd.............................................   6,500     48,223
    Fukuda Corp.................................................   2,400     94,845
    Fukuda Denshi Co., Ltd......................................   1,500    104,598
    Fukui Bank, Ltd. (The)......................................   8,800    128,485
    Fukui Computer Holdings, Inc................................   1,800     36,197
    Fukuoka Financial Group, Inc................................  33,480    781,499
*   Fukushima Bank, Ltd. (The)..................................  12,000     34,603
    Fukushima Industries Corp...................................   6,400    221,903
    Fukuyama Transporting Co., Ltd..............................   7,200    277,394
*   Full Speed, Inc.............................................   1,400      6,810
    FULLCAST Holdings Co., Ltd..................................   6,800    149,963

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Funai Soken Holdings, Inc...................................  10,660 $  276,557
    Furukawa Battery Co., Ltd. (The)............................   7,400     44,366
    Furukawa Co., Ltd...........................................  13,100    163,383
    Furukawa Electric Co., Ltd..................................  41,500  1,095,390
    Furuno Electric Co., Ltd....................................   9,500     80,051
    Furusato Industries, Ltd....................................   3,300     48,376
    Furyu Corp..................................................   7,700     69,752
    Fuso Chemical Co., Ltd......................................  11,800    211,186
    Fuso Pharmaceutical Industries, Ltd.........................   3,000     66,545
    Futaba Industrial Co., Ltd..................................  36,800    232,132
    Future Corp.................................................  15,100    252,414
    Fuyo General Lease Co., Ltd.................................  11,600    579,385
    G-7 Holdings, Inc...........................................   4,000     90,465
    Gakken Holdings Co., Ltd....................................   1,500     70,253
    Gakkyusha Co., Ltd..........................................   1,500     17,279
    GCA Corp....................................................   6,600     48,678
    Gecoss Corp.................................................   7,400     66,490
    Genki Sushi Co., Ltd........................................   1,400     54,488
    Genky DrugStores Co., Ltd...................................   6,000    140,890
    Geo Holdings Corp...........................................  20,300    276,602
    Geostr Corp.................................................   6,900     24,087
    Gfoot Co., Ltd..............................................   6,100     35,339
    Giken, Ltd..................................................   7,200    225,743
    GL Sciences, Inc............................................   2,400     37,167
    Global, Ltd. (The)..........................................   3,300     15,963
    GLOBERIDE, Inc..............................................   6,200    179,029
    Glory, Ltd..................................................  24,400    616,071
    GMO Cloud K.K...............................................     900     33,885
    GMO Financial Holdings, Inc.................................  12,300     66,081
    GMO internet, Inc...........................................  25,000    388,035
    GMO Payment Gateway, Inc....................................   7,600    606,035
    Godo Steel, Ltd.............................................   5,700     88,964
    Gokurakuyu Holdings Co., Ltd................................   6,900     35,906
    Goldcrest Co., Ltd..........................................   8,910    117,422
    Goldwin, Inc................................................   2,600    415,767
    Golf Digest Online, Inc.....................................   6,700     39,556
    Grandy House Corp...........................................   7,600     30,632
    Greens Co., Ltd.............................................   2,500     34,437
    GS Yuasa Corp...............................................  38,600    775,544
    GSI Creos Corp..............................................   2,900     30,505
    G-Tekt Corp.................................................  11,000    156,926
    GungHo Online Entertainment, Inc............................  66,500    207,473
    Gunma Bank, Ltd. (The)...................................... 102,500    406,479
*   Gunosy, Inc.................................................   3,100     46,488
    Gunze, Ltd..................................................   7,100    302,397
    Gurunavi, Inc...............................................  21,300    118,762
    H2O Retailing Corp..........................................  34,125    434,758
    HABA Laboratories, Inc......................................   1,500    100,587
    Hachijuni Bank, Ltd. (The).................................. 105,600    425,055
    Hagihara Industries, Inc....................................   3,600     47,058
    Hagiwara Electric Holdings Co., Ltd.........................   3,200     88,893
    Hakudo Co., Ltd.............................................   5,000     69,579
    Hakuhodo DY Holdings, Inc...................................  37,500    634,047
    Hakuto Co., Ltd.............................................   6,600     71,611
    Halows Co., Ltd.............................................   3,100     61,384
    Hamakyorex Co., Ltd.........................................   9,000    333,058
    Hamamatsu Photonics KK......................................  10,100    411,084
    Handsman Co., Ltd...........................................   1,000     11,076
    Hankyu Hanshin Holdings, Inc................................  37,800  1,413,230

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Hanwa Co., Ltd..............................................  18,100 $  521,704
    Happinet Corp...............................................   8,600    102,252
    Harada Industry Co., Ltd....................................   4,200     31,194
    Hard Off Corp. Co., Ltd.....................................   3,900     26,514
    Harima Chemicals Group, Inc.................................   6,500     64,183
    Harmonic Drive Systems, Inc.................................   3,100    123,422
    Haruyama Holdings, Inc......................................   4,000     30,121
    Haseko Corp................................................. 132,600  1,603,660
    Havix Corp..................................................   1,800     10,663
    Hayashikane Sangyo Co., Ltd.................................   3,600     18,844
    Hazama Ando Corp............................................ 118,020    793,627
    Heiwa Corp..................................................  21,400    426,419
    Heiwa Real Estate Co., Ltd..................................  13,700    264,277
    Heiwado Co., Ltd............................................  14,600    269,011
    Helios Techno Holdings Co., Ltd.............................  12,400     73,306
    Hibino Corp.................................................   2,100     45,252
    Hiday Hidaka Corp...........................................   7,881    143,613
    Hikari Tsushin, Inc.........................................   4,000    741,635
    HI-LEX Corp.................................................   4,500     83,380
    Hino Motors, Ltd............................................  68,200    646,569
    Hinokiya Group Co., Ltd.....................................   4,500     92,220
    Hioki EE Corp...............................................   2,200     79,408
    Hirakawa Hewtech Corp.......................................   4,300     53,650
    Hiramatsu, Inc..............................................  15,900     48,881
    Hirano Tecseed Co., Ltd.....................................   1,400     23,516
    Hirata Corp.................................................   4,800    330,957
    Hirose Electric Co., Ltd....................................     735     85,186
    Hiroshima Bank, Ltd. (The).................................. 113,200    610,616
    Hiroshima Gas Co., Ltd......................................  14,400     46,006
    HIS Co., Ltd................................................  16,500    527,023
    Hisamitsu Pharmaceutical Co., Inc...........................   1,800     76,563
    Hitachi Capital Corp........................................  35,100    817,334
    Hitachi Chemical Co., Ltd...................................  31,200    832,162
    Hitachi Construction Machinery Co., Ltd.....................  30,800    827,090
    Hitachi High-Technologies Corp..............................  13,900    619,550
    Hitachi Metals, Ltd.........................................  48,410    559,562
    Hitachi Transport System, Ltd...............................  20,000    554,620
    Hitachi Zosen Corp..........................................  72,500    224,711
    Hitachi, Ltd................................................ 173,100  5,756,999
    Hitachi, Ltd., ADR..........................................  10,080    671,580
    HITO Communications Holdings................................   3,400     57,562
    Hochiki Corp................................................   8,900    101,531
    Hodogaya Chemical Co., Ltd..................................   2,800     76,942
    Hogy Medical Co., Ltd.......................................   7,000    229,169
    Hokkaido Electric Power Co., Inc............................  60,000    336,516
    Hokkaido Gas Co., Ltd.......................................   4,400     56,427
    Hokkan Holdings, Ltd........................................   4,700     77,830
    Hokko Chemical Industry Co., Ltd............................   9,200     43,352
    Hokkoku Bank, Ltd. (The)....................................  10,800    333,273
    Hokuetsu Corp...............................................  66,900    364,939
    Hokuetsu Industries Co., Ltd................................  13,700    148,840
    Hokuhoku Financial Group, Inc...............................  52,400    577,943
    Hokuriku Electric Industry Co., Ltd.........................   4,100     39,460
*   Hokuriku Electric Power Co..................................  54,400    404,517
    Hokuriku Electrical Construction Co., Ltd...................   3,900     32,015
    Hokuto Corp.................................................   8,300    142,853
    Honda Motor Co., Ltd., Sponsored ADR........................  37,467  1,044,955
    Honda Motor Co., Ltd........................................ 249,900  6,972,943
    Honda Tsushin Kogyo Co., Ltd................................   8,200     41,084

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    H-One Co., Ltd..............................................  10,200 $   87,898
    Honeys Holdings Co., Ltd....................................   9,100     84,016
    Honshu Chemical Industry Co., Ltd...........................   2,600     28,192
    Hoosiers Holdings...........................................  16,300     96,791
    Horiba, Ltd.................................................  16,600  1,005,415
    Hoshizaki Corp..............................................   4,100    265,813
    Hosiden Corp................................................  27,400    262,124
    Hosokawa Micron Corp........................................   4,500    212,443
*   Hotland Co., Ltd............................................   2,900     39,897
    House Foods Group, Inc......................................  12,300    496,281
    Howa Machinery, Ltd.........................................   6,400     55,782
    Hoya Corp...................................................  21,700  1,532,619
    Hulic Co., Ltd..............................................  16,100    138,897
    Hyakugo Bank, Ltd. (The).................................... 102,000    329,951
    Hyakujushi Bank, Ltd. (The).................................  10,300    214,631
    I K K, Inc..................................................   5,400     35,691
    I.K Co., Ltd................................................     900      4,602
    Ibiden Co., Ltd.............................................  37,400    671,006
    IBJ Leasing Co., Ltd........................................  16,100    378,705
    IBJ, Inc....................................................   4,300     34,886
    Ichibanya Co., Ltd..........................................   3,500    143,434
    Ichigo, Inc................................................. 129,300    417,639
    Ichiken Co., Ltd............................................   3,500     61,406
    Ichikoh Industries, Ltd.....................................  24,000    150,352
    Ichinen Holdings Co., Ltd...................................  13,300    145,243
    Ichiyoshi Securities Co., Ltd...............................  23,900    174,194
    ID Holdings Corp............................................   3,200     38,804
    Idec Corp...................................................   8,500    173,508
    Idemitsu Kosan Co., Ltd.....................................  77,541  2,519,461
    IDOM, Inc...................................................  46,100    112,262
    Ihara Science Corp..........................................   3,600     41,123
    IHI Corp....................................................  46,300  1,105,340
    Iida Group Holdings Co., Ltd................................  26,616    451,024
    Iino Kaiun Kaisha, Ltd......................................  42,200    147,343
    IJTT Co., Ltd...............................................  10,900     58,624
    Ikegami Tsushinki Co., Ltd..................................   3,300     34,755
    IMAGICA GROUP, Inc..........................................   3,700     19,048
    Imasen Electric Industrial..................................   8,200     77,099
    Imuraya Group Co., Ltd......................................   1,500     33,030
    Inaba Denki Sangyo Co., Ltd.................................   5,300    215,912
    Inaba Seisakusho Co., Ltd...................................   4,100     52,274
    Inabata & Co., Ltd..........................................  22,000    302,379
    Inageya Co., Ltd............................................   2,600     31,151
    Ines Corp...................................................   8,100    101,172
    I-Net Corp..................................................   7,230     86,504
    Infocom Corp................................................  13,800    265,387
    Infomart Corp...............................................  34,000    494,676
    Information Services International-Dentsu, Ltd..............   5,400    185,498
    Innotech Corp...............................................   9,600     86,158
    Intage Holdings, Inc........................................  18,500    155,853
    Intelligent Wave, Inc.......................................   1,900     12,668
    Internet Initiative Japan, Inc..............................  17,300    351,124
    Inui Global Logistics Co., Ltd..............................   4,700     36,991
    I-O Data Device, Inc........................................   4,000     42,660
    IR Japan Holdings, Ltd......................................   3,200     55,237
    Iriso Electronics Co., Ltd..................................  11,400    593,304
    I'rom Group Co., Ltd........................................     800     13,366
    ISB Corp....................................................     900     15,173
    Iseki & Co., Ltd............................................   9,500    148,673

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Isetan Mitsukoshi Holdings, Ltd.............................  48,000 $  457,565
    Ishihara Sangyo Kaisha, Ltd.................................  16,100    180,949
    Ishizuka Glass Co., Ltd.....................................   1,100     19,367
    Istyle, Inc.................................................  11,200     79,903
    Isuzu Motors, Ltd........................................... 140,700  2,026,466
*   ITbook Holdings Co., Ltd....................................   2,500      7,983
*   Itfor, Inc..................................................   5,100     42,829
    Ito En, Ltd.................................................   9,800    488,942
    ITOCHU Corp.................................................  65,300  1,178,237
    Itochu Enex Co., Ltd........................................  26,300    215,344
    Itochu Techno-Solutions Corp................................  17,700    434,978
    Itochu-Shokuhin Co., Ltd....................................   1,800     75,808
    Itoham Yonekyu Holdings, Inc................................  46,068    288,137
    Itoki Corp..................................................  15,800     77,939
    IwaiCosmo Holdings, Inc.....................................  10,200    109,724
    Iwaki & Co., Ltd............................................  15,000     61,883
    Iwaki Co., Ltd..............................................   1,300     11,330
    Iwasaki Electric Co., Ltd...................................   3,700     45,385
    Iwatani Corp................................................  22,900    717,724
    Iyo Bank, Ltd. (The)........................................  71,543    397,941
    Izumi Co., Ltd..............................................  12,400    541,577
    J Front Retailing Co., Ltd..................................  68,000    830,884
    J Trust Co., Ltd............................................  31,400    103,585
    JAC Recruitment Co., Ltd....................................   5,000    122,624
    Jaccs Co., Ltd..............................................  11,800    205,022
    Jalux, Inc..................................................   3,000     68,159
    Jamco Corp..................................................   5,300    106,746
    Janome Sewing Machine Co., Ltd..............................   8,100     33,861
    Japan Airlines Co., Ltd.....................................  19,900    649,006
    Japan Airport Terminal Co., Ltd.............................   7,200    304,477
    Japan Asia Group, Ltd.......................................   9,300     29,702
*   Japan Asset Marketing Co., Ltd..............................  40,100     37,893
    Japan Aviation Electronics Industry, Ltd....................  31,000    501,565
    Japan Cash Machine Co., Ltd.................................   8,200     87,327
#*  Japan Display, Inc.......................................... 974,700    688,143
    Japan Electronic Materials Corp.............................   3,000     18,599
    Japan Exchange Group, Inc...................................  47,200    770,757
    Japan Investment Adviser Co., Ltd...........................   3,700     91,103
    Japan Lifeline Co., Ltd.....................................  19,000    301,346
    Japan Material Co., Ltd.....................................  21,100    315,043
    Japan Meat Co., Ltd.........................................   5,600     86,094
    Japan Medical Dynamic Marketing, Inc........................  10,700    118,955
    Japan Oil Transportation Co., Ltd...........................   1,600     41,225
    Japan Post Holdings Co., Ltd................................ 155,100  1,737,065
    Japan Property Management Center Co., Ltd...................   3,900     31,716
    Japan Pulp & Paper Co., Ltd.................................   4,200    160,818
    Japan Securities Finance Co., Ltd...........................  49,600    257,732
    Japan Steel Works, Ltd. (The)...............................  43,600    842,667
    Japan Tobacco, Inc..........................................  84,200  1,945,661
    Japan Transcity Corp........................................  16,800     67,098
    Japan Wool Textile Co., Ltd. (The)..........................  24,300    195,893
    JBCC Holdings, Inc..........................................   3,900     53,133
    JCU Corp....................................................  15,700    267,524
    Jeol, Ltd...................................................  14,500    293,791
    JFE Holdings, Inc........................................... 102,032  1,755,751
    JFLA Holdings, Inc..........................................   5,500     19,029
    JGC Corp....................................................  36,300    523,027
*   JIG-SAW, Inc................................................     900     24,103
    Jimoto Holdings, Inc........................................  49,800     45,822

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    JINS, Inc...................................................   4,900 $  262,617
    JK Holdings Co., Ltd........................................   5,200     27,244
    JMS Co., Ltd................................................   9,200     55,317
    Joban Kosan Co., Ltd........................................   2,900     43,159
    J-Oil Mills, Inc............................................   4,900    175,452
    Joshin Denki Co., Ltd.......................................   8,000    172,041
    JP-Holdings, Inc............................................  16,300     42,206
    JSB Co., Ltd................................................     200      6,542
    JSP Corp....................................................   6,200    130,043
    JSR Corp....................................................  35,200    537,099
    JTEKT Corp..................................................  79,300  1,022,946
    Juki Corp...................................................  19,400    223,815
    Juroku Bank, Ltd. (The).....................................  13,600    277,821
    Justsystems Corp............................................   8,400    241,063
    JVC Kenwood Corp............................................  82,500    219,313
    JXTG Holdings, Inc.......................................... 722,168  3,513,483
    kabu.com Securities Co., Ltd................................  59,300    297,902
    Kadoya Sesame Mills, Inc....................................     600     26,916
    Kaga Electronics Co., Ltd...................................   8,400    155,109
    Kajima Corp................................................. 139,000  2,063,051
    Kakaku.com, Inc.............................................  19,300    397,628
    Kaken Pharmaceutical Co., Ltd...............................  15,400    659,679
    Kakiyasu Honten Co., Ltd....................................   2,300     43,479
    Kameda Seika Co., Ltd.......................................   4,000    187,850
    Kamei Corp..................................................  10,900    109,137
    Kamigumi Co., Ltd...........................................  28,000    668,881
    Kanaden Corp................................................   9,000    102,184
    Kanagawa Chuo Kotsu Co., Ltd................................   2,500     86,038
    Kanamic Network Co., Ltd....................................   1,200     20,827
    Kanamoto Co., Ltd...........................................  17,600    417,793
    Kandenko Co., Ltd...........................................  37,000    311,921
    Kaneka Corp.................................................  17,800    687,340
    Kaneko Seeds Co., Ltd.......................................   2,000     24,166
    Kanematsu Corp..............................................  42,800    475,052
    Kanematsu Electronics, Ltd..................................   6,200    183,940
    Kansai Electric Power Co., Inc. (The).......................  37,800    457,314
    Kansai Mirai Financial Group, Inc...........................  37,123    259,378
    Kansai Paint Co., Ltd.......................................  17,000    324,128
    Kansai Super Market, Ltd....................................   5,200     49,282
    Kanto Denka Kogyo Co., Ltd..................................  31,300    234,055
    Kao Corp....................................................  30,100  2,323,643
    Kappa Create Co., Ltd.......................................   1,700     22,225
    Kasai Kogyo Co., Ltd........................................  15,000    124,473
    Katakura & Co-op Agri Corp..................................   1,800     18,592
    Kato Sangyo Co., Ltd........................................   5,700    186,076
    Kato Works Co., Ltd.........................................   4,700    118,543
    KAWADA TECHNOLOGIES, Inc....................................   1,900    118,633
    Kawagishi Bridge Works Co., Ltd.............................     800     18,072
    Kawai Musical Instruments Manufacturing Co., Ltd............   4,300    113,826
    Kawasaki Heavy Industries, Ltd..............................  41,600    971,900
*   Kawasaki Kisen Kaisha, Ltd..................................  36,700    533,506
    Kawata Manufacturing Co., Ltd...............................   1,100     14,654
    KDDI Corp................................................... 165,400  3,812,064
    KeePer Technical Laboratory Co., Ltd........................     900     10,980
    Keihan Holdings Co., Ltd....................................  31,200  1,328,684
    Keihanshin Building Co., Ltd................................  12,700    116,475
    Keihin Co., Ltd.............................................   2,900     34,025
    Keihin Corp.................................................  26,000    428,503
    Keikyu Corp.................................................  15,000    256,288

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Keio Corp...................................................   7,000 $  422,654
    Keisei Electric Railway Co., Ltd............................   8,800    308,666
    Keiyo Bank, Ltd. (The)......................................  44,300    273,936
    Keiyo Co., Ltd..............................................  16,200     70,260
    KEL Corp....................................................   1,500     11,085
    Kenedix, Inc................................................  83,800    399,051
    Kenko Mayonnaise Co., Ltd...................................   6,200    126,861
    Kewpie Corp.................................................  35,000    810,726
    Key Coffee, Inc.............................................   4,400     82,900
    Keyence Corp................................................   4,004  2,501,673
    KFC Holdings Japan, Ltd.....................................   8,000    143,058
    KH Neochem Co., Ltd.........................................   9,300    271,664
*   KI Holdings Co., Ltd........................................   8,000     32,826
    Kikkoman Corp...............................................   3,900    181,604
    Kimura Unity Co., Ltd.......................................   2,800     28,243
    King Jim Co., Ltd...........................................   1,800     14,265
*   Kinki Sharyo Co., Ltd. (The)................................   2,500     45,847
    Kintetsu Department Store Co., Ltd..........................   1,300     38,177
    Kintetsu Group Holdings Co., Ltd............................  11,400    506,713
    Kintetsu World Express, Inc.................................  22,600    341,881
    Kirin Holdings Co., Ltd.....................................  83,740  1,904,956
    Kirindo Holdings Co., Ltd...................................   4,400     68,233
    Ki-Star Real Estate Co., Ltd................................   5,200     77,157
    Kitagawa Corp...............................................   4,400     91,816
    Kita-Nippon Bank, Ltd. (The)................................   3,700     63,400
    Kitano Construction Corp....................................   1,800     48,878
    Kitanotatsujin Corp.........................................  22,800    109,762
    Kito Corp...................................................  13,800    219,292
    Kitz Corp...................................................  32,800    250,685
    Kiyo Bank, Ltd. (The).......................................  29,200    398,154
*   KLab, Inc...................................................  15,600    116,159
*   KNT-CT Holdings Co., Ltd....................................   1,500     18,759
    Koa Corp....................................................   8,900    122,916
    Koatsu Gas Kogyo Co., Ltd...................................  10,700     79,988
    Kobayashi Pharmaceutical Co., Ltd...........................   5,200    414,696
    Kobe Bussan Co., Ltd........................................  10,000    397,874
*   Kobe Electric Railway Co., Ltd..............................   2,600     93,349
    Kobe Steel, Ltd............................................. 190,700  1,460,375
    Kobelco Eco-Solutions Co., Ltd..............................   1,200     20,653
    Koei Tecmo Holdings Co., Ltd................................   2,500     45,611
    Kohnan Shoji Co., Ltd.......................................  13,500    298,630
    Kohsoku Corp................................................   4,100     43,443
    Koito Manufacturing Co., Ltd................................  19,000  1,137,733
*   Kojima Co., Ltd.............................................   5,200     25,525
    Kokusai Co., Ltd............................................   3,100     20,820
    Kokuyo Co., Ltd.............................................  18,500    234,610
    KOMAIHALTEC, Inc............................................   1,200     19,444
    Komatsu Matere Co., Ltd.....................................   9,700     75,663
    Komatsu Wall Industry Co., Ltd..............................   3,200     53,685
    Komatsu, Ltd................................................  72,100  1,862,372
    KOMEDA Holdings Co., Ltd....................................  15,900    291,538
    Komehyo Co., Ltd............................................   3,600     38,228
    Komeri Co., Ltd.............................................  15,100    319,159
    Konaka Co., Ltd.............................................  27,600    113,940
    Konami Holdings Corp........................................  14,600    664,821
    Kondotec, Inc...............................................   4,500     39,537
    Konica Minolta, Inc......................................... 127,700  1,282,316
    Konishi Co., Ltd............................................  12,400    191,013
    Konoike Transport Co., Ltd..................................  12,500    202,095

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Konoshima Chemical Co., Ltd.................................   4,600 $   35,511
*   Kosaido Co., Ltd............................................   5,600     38,535
    Kose Corp...................................................   2,800    524,512
    Kosei Securities Co., Ltd. (The)............................   2,500     15,913
    Koshidaka Holdings Co., Ltd.................................  16,100    225,771
    Kotobuki Spirits Co., Ltd...................................   7,200    323,425
    Kourakuen Holdings Corp.....................................   3,500    100,854
    Krosaki Harima Corp.........................................   2,900    153,259
    KRS Corp....................................................   3,200     58,528
    K's Holdings Corp...........................................  71,020    633,503
    KU Holdings Co., Ltd........................................   4,600     36,219
    Kubota Corp., Sponsored ADR.................................   4,000    303,000
    Kubota Corp.................................................  49,300    750,605
    Kumagai Gumi Co., Ltd.......................................  17,700    519,348
    Kumiai Chemical Industry Co., Ltd...........................  28,170    206,847
    Kura Corp...................................................   4,200    181,746
    Kurabo Industries, Ltd......................................   7,600    142,961
    Kuraray Co., Ltd............................................ 107,700  1,447,029
    Kureha Corp.................................................   8,900    532,779
    Kurimoto, Ltd...............................................   4,300     56,239
    Kurita Water Industries, Ltd................................  22,500    585,701
    Kuriyama Holdings Corp......................................   8,400     70,277
    Kusuri no Aoki Holdings Co., Ltd............................   3,900    275,408
*   KYB Corp....................................................   9,800    265,890
    Kyoden Co., Ltd.............................................  11,300     40,087
    Kyodo Printing Co., Ltd.....................................   3,600     80,970
    Kyoei Steel, Ltd............................................   9,400    156,189
    Kyokuto Boeki Kaisha, Ltd...................................   2,700     39,221
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................  13,500    190,245
    Kyokuto Securities Co., Ltd.................................  11,900    105,718
    Kyokuyo Co., Ltd............................................   4,000     99,511
    KYORIN Holdings, Inc........................................  17,900    336,381
    Kyoritsu Maintenance Co., Ltd...............................  13,920    715,293
    Kyoritsu Printing Co., Ltd..................................  13,500     25,152
    Kyosan Electric Manufacturing Co., Ltd......................  20,600     80,705
    Kyowa Electronic Instruments Co., Ltd.......................   4,600     17,336
    Kyowa Exeo Corp.............................................  31,274    855,417
    Kyowa Hakko Kirin Co., Ltd..................................   3,600     70,032
    Kyowa Leather Cloth Co., Ltd................................   5,300     37,402
    Kyudenko Corp...............................................  15,800    450,910
    Kyushu Electric Power Co., Inc..............................  24,000    232,421
    Kyushu Financial Group, Inc.................................  99,050    399,743
    Kyushu Railway Co...........................................  10,900    355,168
    LAC Co., Ltd................................................   4,700     66,571
    Lacto Japan Co., Ltd........................................   3,200    133,318
    Land Business Co., Ltd......................................   1,800     12,679
*   LAND Co., Ltd...............................................  40,400      2,915
    Lasertec Corp...............................................  15,000    681,586
    Lawson, Inc.................................................   7,000    326,831
    LEC, Inc....................................................  12,400    162,232
*   Leopalace21 Corp............................................ 152,700    258,667
    Life Corp...................................................  10,600    206,207
    LIFULL Co., Ltd.............................................  15,600     84,616
    Like Co., Ltd...............................................   2,500     27,998
    Linical Co., Ltd............................................   3,300     37,572
    Link And Motivation, Inc....................................  11,500     88,103
    Lintec Corp.................................................  18,000    388,743
    Lion Corp...................................................  36,000    741,035
*   Litalico, Inc...............................................   1,300     21,097

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    LIXIL Group Corp............................................  57,200 $  747,288
    LIXIL VIVA Corp.............................................   9,800    115,409
    Lonseal Corp................................................     400      6,498
    Look Holdings, Inc..........................................   3,000     39,103
*   M&A Capital Partners Co., Ltd...............................   2,600    111,290
    M3, Inc.....................................................  36,900    658,727
    Mabuchi Motor Co., Ltd......................................   9,800    363,462
    Macnica Fuji Electronics Holdings, Inc......................  25,350    367,000
    Macromill, Inc..............................................  22,300    255,760
    Maeda Corp..................................................  54,000    537,777
    Maeda Kosen Co., Ltd........................................  12,000    229,481
    Maeda Road Construction Co., Ltd............................  22,000    436,571
    Maezawa Industries, Inc.....................................   5,000     16,266
    Makino Milling Machine Co., Ltd.............................  11,300    479,439
    Makita Corp.................................................  11,200    408,614
    Mamezou Holdings Co., Ltd...................................   9,500     94,236
    Mandom Corp.................................................   6,000    155,346
    Mani, Inc...................................................   5,600    323,588
    Marubeni Corp............................................... 146,100  1,046,892
    Marubun Corp................................................   8,900     51,851
    Marudai Food Co., Ltd.......................................  10,600    185,463
    Marufuji Sheet Piling Co., Ltd..............................     300      6,289
    Maruha Nichiro Corp.........................................  25,800    819,958
    Marui Group Co., Ltd........................................  43,900    892,972
    Maruka Corp.................................................   2,500     47,981
    Marusan Securities Co., Ltd.................................   8,700     49,338
    Maruwa Co., Ltd.............................................   6,000    326,695
    Maruwa Unyu Kikan Co., Ltd..................................   5,200    183,754
    Maruyama Manufacturing Co., Inc.............................   1,400     17,876
    Maruzen CHI Holdings Co., Ltd...............................   3,700     12,233
    Maruzen Showa Unyu Co., Ltd.................................   4,900    129,921
    Marvelous, Inc..............................................  14,400    111,061
    Matching Service Japan Co., Ltd.............................   1,600     24,754
    Matsuda Sangyo Co., Ltd.....................................   5,700     72,091
    Matsui Securities Co., Ltd..................................  19,700    175,731
    Matsumotokiyoshi Holdings Co., Ltd..........................  18,800    622,481
    Matsuya Co., Ltd............................................   5,100     45,583
    Matsuyafoods Holdings Co., Ltd..............................   4,400    145,113
    Max Co., Ltd................................................  10,700    163,914
    Maxell Holdings, Ltd........................................  24,600    374,353
    Maxvalu Tokai Co., Ltd......................................   3,300     63,972
    Mazda Motor Corp............................................ 134,900  1,596,535
    McDonald's Holdings Co. Japan, Ltd..........................   1,300     60,201
    MCJ Co., Ltd................................................  40,300    290,168
    Mebuki Financial Group, Inc................................. 254,880    649,839
    MEC Co., Ltd................................................   6,900     74,031
    Media Do Holdings Co., Ltd..................................   2,100     56,188
*   Medical Data Vision Co., Ltd................................   4,200     38,218
    Medical System Network Co., Ltd.............................  16,100     71,963
    Medipal Holdings Corp.......................................  22,800    512,688
    Medius Holdings Co., Ltd....................................   4,900     32,870
    Megachips Corp..............................................   9,800    131,457
    Megmilk Snow Brand Co., Ltd.................................  28,700    636,035
    Meidensha Corp..............................................  20,400    290,779
    Meiji Electric Industries Co., Ltd..........................   1,200     19,902
    MEIJI Holdings Co., Ltd.....................................  14,274  1,125,162
    Meiji Shipping Co., Ltd.....................................   7,600     23,376
    Meiko Electronics Co., Ltd..................................  15,900    311,953
    Meiko Network Japan Co., Ltd................................  11,300    112,505

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Meisei Industrial Co., Ltd..................................  16,800 $  112,718
    Meitec Corp.................................................   9,700    451,430
    Meiwa Corp..................................................  10,000     40,806
    Meiwa Estate Co., Ltd.......................................   4,600     23,132
    Menicon Co., Ltd............................................  14,300    412,715
    Mercuria Investment Co., Ltd................................   3,900     24,353
    Mesco, Inc..................................................   1,800     17,679
*   Metaps, Inc.................................................   1,100     11,817
    METAWATER Co., Ltd..........................................   4,700    140,980
    Michinoku Bank, Ltd. (The)..................................   7,500    109,470
    Micronics Japan Co., Ltd....................................   9,500     73,589
    Mie Kotsu Group Holdings, Inc...............................  30,000    159,317
    Mikuni Corp.................................................  11,600     49,597
    Milbon Co., Ltd.............................................   6,992    357,972
    Mimaki Engineering Co., Ltd.................................   8,800     48,609
    Mimasu Semiconductor Industry Co., Ltd......................  11,000    164,054
    Minebea Mitsumi, Inc........................................ 115,375  2,057,668
    Ministop Co., Ltd...........................................   5,900     93,001
    Miraca Holdings, Inc........................................  30,200    774,065
    Mirait Holdings Corp........................................  23,190    341,145
    Miroku Jyoho Service Co., Ltd...............................   6,800    183,323
    Misawa Homes Co., Ltd.......................................  14,500    101,476
    MISUMI Group, Inc...........................................  19,500    509,166
    Mitachi Co., Ltd............................................   1,300      8,871
    Mitani Corp.................................................   3,700    194,518
    Mitani Sangyo Co., Ltd......................................   9,100     24,104
    Mitani Sekisan Co., Ltd.....................................   1,200     32,711
    Mito Securities Co., Ltd....................................  29,500     58,728
    Mitsuba Corp................................................  35,400    229,250
    Mitsubishi Chemical Holdings Corp........................... 434,200  3,095,693
    Mitsubishi Corp............................................. 117,500  3,236,852
    Mitsubishi Electric Corp.................................... 270,400  3,869,406
    Mitsubishi Estate Co., Ltd..................................  71,900  1,215,825
    Mitsubishi Gas Chemical Co., Inc............................  48,000    720,616
    Mitsubishi Heavy Industries, Ltd............................  11,350    473,012
    Mitsubishi Kakoki Kaisha, Ltd...............................   3,500     49,311
    Mitsubishi Logisnext Co., Ltd...............................  17,600    198,126
    Mitsubishi Logistics Corp...................................  18,500    495,129
    Mitsubishi Materials Corp...................................  44,800  1,165,210
    Mitsubishi Motors Corp...................................... 121,200    680,603
    Mitsubishi Paper Mills, Ltd.................................  14,500     73,602
    Mitsubishi Pencil Co., Ltd..................................   4,900    100,886
    Mitsubishi Research Institute, Inc..........................   3,900    108,339
    Mitsubishi Shokuhin Co., Ltd................................   7,000    181,185
    Mitsubishi Steel Manufacturing Co., Ltd.....................   5,200     75,471
    Mitsubishi Tanabe Pharma Corp...............................  46,700    587,817
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR......... 372,645  1,848,319
    Mitsubishi UFJ Financial Group, Inc......................... 776,200  3,851,136
    Mitsubishi UFJ Lease & Finance Co., Ltd..................... 184,600    941,262
    Mitsuboshi Belting, Ltd.....................................   9,000    170,982
    Mitsui Chemicals, Inc.......................................  49,600  1,219,262
*   Mitsui E&S Holdings Co., Ltd................................  37,200    367,595
    Mitsui Fudosan Co., Ltd.....................................  38,400    889,418
    Mitsui High-Tec, Inc........................................   8,800    102,039
    Mitsui Matsushima Holdings Co., Ltd.........................   4,400     50,357
    Mitsui Mining & Smelting Co., Ltd...........................  36,800    957,134
    Mitsui OSK Lines, Ltd.......................................  38,782    987,134
    Mitsui Sugar Co., Ltd.......................................   6,800    164,181
    Mitsui-Soko Holdings Co., Ltd...............................  13,100    208,242

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
JAPAN -- (Continued)
    Miura Co., Ltd..............................................     3,200 $   81,921
    Mixi, Inc...................................................    25,800    557,489
    Miyaji Engineering Group, Inc...............................     3,100     52,547
    Miyazaki Bank, Ltd. (The)...................................     7,400    178,632
    Miyoshi Oil & Fat Co., Ltd..................................     3,300     34,812
    Mizuho Financial Group, Inc................................. 2,388,955  3,730,896
    Mizuno Corp.................................................     8,500    195,420
*   Mobile Factory, Inc.........................................     2,000     27,630
    Mochida Pharmaceutical Co., Ltd.............................     6,400    297,249
    Modec, Inc..................................................     6,600    202,941
    Monex Group, Inc............................................    96,100    292,734
    Monogatari Corp. (The)......................................     2,400    192,259
    MonotaRO Co., Ltd...........................................    24,800    571,083
    MORESCO Corp................................................     5,600     75,427
    Morinaga & Co., Ltd.........................................     9,800    409,136
    Morinaga Milk Industry Co., Ltd.............................    21,700    718,491
    Morita Holdings Corp........................................    11,100    188,469
    Morito Co., Ltd.............................................     7,000     52,832
    Morozoff, Ltd...............................................       900     41,196
    Mory Industries, Inc........................................     2,300     52,719
    MRK Holdings, Inc...........................................     8,300     14,820
    MrMax Holdings, Ltd.........................................    10,700     44,322
    MS&AD Insurance Group Holdings, Inc.........................    46,813  1,455,121
    MTI, Ltd....................................................    18,200    105,932
    Mugen Estate Co., Ltd.......................................     8,500     45,179
    Murata Manufacturing Co., Ltd...............................    31,539  1,583,688
    Musashi Seimitsu Industry Co., Ltd..........................    34,100    532,338
    Musashino Bank, Ltd. (The)..................................    13,800    268,173
*   Mynet, Inc..................................................     2,900     24,664
    N Field Co., Ltd............................................     3,400     22,153
    Nabtesco Corp...............................................    22,900    702,203
    NAC Co., Ltd................................................     8,800     79,111
    Nachi-Fujikoshi Corp........................................    10,700    531,341
    Nadex Co., Ltd..............................................     1,800     13,810
    Nagaileben Co., Ltd.........................................     2,000     45,062
    Nagano Bank, Ltd. (The).....................................     3,600     55,340
    Nagano Keiki Co., Ltd.......................................     3,700     26,792
    Nagase & Co., Ltd...........................................    31,000    473,729
    Nagatanien Holdings Co., Ltd................................     4,100     82,700
    Nagawa Co., Ltd.............................................     1,800     99,522
    Nagoya Railroad Co., Ltd....................................    24,400    661,361
    Naigai Trans Line, Ltd......................................     1,700     20,363
    Nakabayashi Co., Ltd........................................     9,900     45,542
    Nakamuraya Co., Ltd.........................................       892     35,027
    Nakanishi, Inc..............................................    12,600    242,619
    Nakano Corp.................................................     8,000     34,217
    Nakayama Steel Works, Ltd...................................     9,500     44,260
    Nakayamafuku Co., Ltd.......................................     2,200     10,000
    Nankai Electric Railway Co., Ltd............................    17,300    472,063
    Nanto Bank, Ltd. (The)......................................    15,900    298,103
    Narasaki Sangyo Co., Ltd....................................     1,200     19,783
    Natori Co., Ltd.............................................     2,300     34,657
    NEC Capital Solutions, Ltd..................................     5,500     85,590
    NEC Corp....................................................    70,400  2,377,622
    NEC Networks & System Integration Corp......................     6,400    154,177
    NET One Systems Co., Ltd....................................    30,700    797,091
    Neturen Co., Ltd............................................    14,800    127,289
*   New Japan Chemical Co., Ltd.................................     8,500     15,487
*   Nexon Co., Ltd..............................................    38,300    545,208

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nextage Co., Ltd............................................  10,700 $  115,134
    Nexyz Group Corp............................................   1,800     39,818
    NF Corp.....................................................   1,100     18,508
    NGK Insulators, Ltd.........................................  55,900    830,327
    NGK Spark Plug Co., Ltd.....................................  42,600    830,616
    NH Foods, Ltd...............................................  23,200    934,990
    NHK Spring Co., Ltd......................................... 127,600  1,149,351
    Nicca Chemical Co., Ltd.....................................   1,000      9,390
    Nice Holdings, Inc..........................................   2,400     21,518
    Nichias Corp................................................  38,800    750,094
    Nichiban Co., Ltd...........................................   2,500     52,125
    Nichicon Corp...............................................  25,200    245,934
    Nichiden Corp...............................................   5,100     76,327
    Nichiha Corp................................................  17,500    481,387
    NichiiGakkan Co., Ltd.......................................  27,000    331,081
    Nichi-iko Pharmaceutical Co., Ltd...........................  26,000    311,641
    Nichimo Co., Ltd............................................     700     10,708
    Nichirei Corp...............................................  48,500  1,123,729
    Nichirin Co., Ltd...........................................   5,330     84,917
    Nidec Corp..................................................   6,418    916,795
    Nidec Corp., Sponsored ADR..................................   8,634    308,234
    Nifco, Inc..................................................  28,400    801,705
    Nihon Chouzai Co., Ltd......................................   5,060    184,080
*   Nihon Dempa Kogyo Co., Ltd..................................  39,900    173,649
    Nihon Denkei Co., Ltd.......................................   2,400     31,007
    Nihon Eslead Corp...........................................   3,600     50,377
    Nihon Flush Co., Ltd........................................   2,300     46,336
    Nihon House Holdings Co., Ltd...............................  21,800     89,012
    Nihon Kohden Corp...........................................  14,100    411,722
    Nihon M&A Center, Inc.......................................  24,400    696,275
    Nihon Nohyaku Co., Ltd......................................  18,500     78,679
    Nihon Parkerizing Co., Ltd..................................  22,200    289,795
    Nihon Plast Co., Ltd........................................   7,300     51,261
    Nihon Tokushu Toryo Co., Ltd................................   5,200     56,222
    Nihon Unisys, Ltd...........................................  38,200    979,306
    Nihon Yamamura Glass Co., Ltd...............................   3,300     43,617
    Nikkato Corp................................................   3,000     24,461
    Nikkiso Co., Ltd............................................  25,800    319,838
    Nikkon Holdings Co., Ltd....................................  23,900    563,990
    Nikon Corp..................................................  41,900    584,328
    Nintendo Co., Ltd...........................................   1,700    585,506
    Nippi, Inc..................................................   1,200     32,264
    Nippo Corp..................................................  23,000    467,617
    Nippon Air Conditioning Services Co., Ltd...................   7,000     44,097
    Nippon Aqua Co., Ltd........................................   4,000     20,109
    Nippon Carbide Industries Co., Inc..........................   3,200     43,707
    Nippon Carbon Co., Ltd......................................   5,900    260,361
    Nippon Chemi-Con Corp.......................................   8,000    163,411
    Nippon Chemiphar Co., Ltd...................................   1,700     44,325
    Nippon Coke & Engineering Co., Ltd..........................  81,900     73,620
    Nippon Commercial Development Co., Ltd......................   6,900     92,115
    Nippon Concept Corp.........................................   2,900     28,370
    Nippon Concrete Industries Co., Ltd.........................  25,800     65,594
    Nippon Denko Co., Ltd.......................................  52,200    109,366
    Nippon Densetsu Kogyo Co., Ltd..............................  14,300    308,497
    Nippon Electric Glass Co., Ltd..............................  26,100    717,202
    Nippon Express Co., Ltd.....................................  20,900  1,149,364
    Nippon Filcon Co., Ltd......................................   7,300     33,681
    Nippon Flour Mills Co., Ltd.................................  22,600    381,931

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nippon Gas Co., Ltd.........................................  21,300 $  560,562
    Nippon Kayaku Co., Ltd......................................  49,200    578,172
    Nippon Kinzoku Co., Ltd.....................................   2,600     27,866
    Nippon Kodoshi Corp.........................................   3,900     55,375
    Nippon Koei Co., Ltd........................................   5,600    128,372
    Nippon Koshuha Steel Co., Ltd...............................   4,600     21,947
    Nippon Light Metal Holdings Co., Ltd........................ 359,000    793,588
    Nippon Paint Holdings Co., Ltd..............................  16,400    624,614
    Nippon Paper Industries Co., Ltd............................  44,100    873,954
    Nippon Parking Development Co., Ltd., Class C...............  73,000    114,660
    Nippon Pillar Packing Co., Ltd..............................  10,000    117,761
    Nippon Piston Ring Co., Ltd.................................   3,700     53,514
    Nippon Road Co., Ltd. (The).................................   2,900    167,050
    Nippon Seisen Co., Ltd......................................   1,200     31,295
*   Nippon Sharyo, Ltd..........................................   4,700    103,605
    Nippon Sheet Glass Co., Ltd.................................  68,800    569,633
    Nippon Shokubai Co., Ltd....................................   8,100    563,493
    Nippon Signal Co., Ltd......................................  23,300    216,475
    Nippon Soda Co., Ltd........................................  12,200    337,109
    Nippon Steel Corp...........................................  94,378  1,688,126
    Nippon Steel Trading Corp...................................   7,752    324,315
    Nippon Suisan Kaisha, Ltd................................... 177,500  1,245,420
    Nippon Systemware Co., Ltd..................................   4,000     78,848
    Nippon Telegraph & Telephone Corp...........................  23,200    965,315
    Nippon Thompson Co., Ltd....................................  27,900    144,996
    Nippon Tungsten Co., Ltd....................................     800     16,704
    Nippon View Hotel Co., Ltd..................................   2,800     29,744
    Nippon Yakin Kogyo Co., Ltd.................................  66,500    152,413
    Nippon Yusen K.K............................................  42,900    733,071
    Nipro Corp..................................................  80,100    994,999
    Nishimatsu Construction Co., Ltd............................  27,800    603,040
    Nishimatsuya Chain Co., Ltd.................................  11,300     90,082
    Nishi-Nippon Financial Holdings, Inc........................  65,600    542,826
    Nishi-Nippon Railroad Co., Ltd..............................  17,900    421,618
    Nishio Rent All Co., Ltd....................................  12,300    341,315
    Nissan Chemical Corp........................................  19,100    850,934
    Nissan Motor Co., Ltd....................................... 515,200  4,136,046
    Nissan Shatai Co., Ltd......................................  23,800    218,908
    Nissan Tokyo Sales Holdings Co., Ltd........................  12,100     31,825
    Nissei ASB Machine Co., Ltd.................................   4,400    162,637
    Nissei Plastic Industrial Co., Ltd..........................   5,800     51,748
    Nissha Co., Ltd.............................................  14,100    164,183
    Nisshin Fudosan Co..........................................  13,400     54,669
    Nisshin Oillio Group, Ltd. (The)............................  13,700    392,112
    Nisshin Seifun Group, Inc...................................   3,930     91,639
    Nisshinbo Holdings, Inc.....................................  81,055    723,605
    Nissin Corp.................................................   7,000    120,241
    Nissin Electric Co., Ltd....................................  12,000    113,769
    Nissin Foods Holdings Co., Ltd..............................     100      6,618
    Nissin Kogyo Co., Ltd.......................................  20,400    271,937
    Nitori Holdings Co., Ltd....................................   3,700    441,420
    Nitta Corp..................................................   6,100    200,945
    Nitta Gelatin, Inc..........................................   6,300     38,581
    Nittan Valve Co., Ltd.......................................   9,600     27,677
    Nittetsu Mining Co., Ltd....................................   2,500     96,259
    Nitto Boseki Co., Ltd.......................................  11,600    241,889
    Nitto Denko Corp............................................  39,800  2,151,876
    Nitto Fuji Flour Milling Co., Ltd...........................     700     38,991
    Nitto Kogyo Corp............................................   8,600    168,841

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nitto Kohki Co., Ltd........................................   4,700 $   96,836
    Nitto Seiko Co., Ltd........................................  12,500     73,912
    Nittoc Construction Co., Ltd................................  12,900     66,026
    Nittoku Engineering Co., Ltd................................   1,700     42,726
    Noda Corp...................................................   6,400     46,241
    Noevir Holdings Co., Ltd....................................   4,300    225,994
    NOF Corp....................................................  21,400    762,836
    Nohmi Bosai, Ltd............................................   8,400    151,703
    Nojima Corp.................................................  18,900    325,167
    NOK Corp....................................................  40,700    653,795
    Nomura Co., Ltd.............................................  12,100    338,471
    Nomura Holdings, Inc........................................ 225,400    853,414
    Nomura Holdings, Inc., Sponsored ADR........................ 102,675    390,165
    Nomura Real Estate Holdings, Inc............................  39,600    842,104
    Nomura Research Institute, Ltd..............................   3,993    195,453
    Noritake Co., Ltd...........................................   4,200    204,847
    Noritsu Koki Co., Ltd.......................................   7,300    140,855
    Noritz Corp.................................................  14,100    218,710
    North Pacific Bank, Ltd..................................... 140,700    345,112
    Nozawa Corp.................................................   3,700     25,431
    NS Solutions Corp...........................................  11,300    303,617
    NS Tool Co., Ltd............................................   1,600     36,617
    NS United Kaiun Kaisha, Ltd.................................   5,700    125,195
    NSD Co., Ltd................................................   7,930    196,434
    NSK, Ltd....................................................  99,700  1,036,248
    NTN Corp.................................................... 253,500    836,759
    NTT Data Corp...............................................  53,000    618,033
    NTT DOCOMO, Inc............................................. 149,700  3,250,822
    NuFlare Technology, Inc.....................................   1,900    118,033
    Oat Agrio Co., Ltd..........................................   1,400     21,241
    Obara Group, Inc............................................   6,600    252,422
    Obayashi Corp............................................... 158,800  1,561,100
    Obic Co., Ltd...............................................   4,200    487,600
    Odakyu Electric Railway Co., Ltd............................  16,800    395,724
    Odelic Co., Ltd.............................................   1,800     63,649
    Oenon Holdings, Inc.........................................  33,000    118,397
    Ogaki Kyoritsu Bank, Ltd. (The).............................  16,900    382,011
    Ohara, Inc..................................................   3,000     37,749
    Ohba Co., Ltd...............................................   4,400     27,229
    Ohsho Food Service Corp.....................................   4,800    312,592
    Oiles Corp..................................................   5,884     98,341
    Oita Bank, Ltd. (The).......................................  14,300    430,401
    Oji Holdings Corp........................................... 271,000  1,626,127
    Okabe Co., Ltd..............................................  18,500    169,295
    Okada Aiyon Corp............................................   1,200     14,162
    Okamoto Industries, Inc.....................................   3,600    186,429
    Okamoto Machine Tool Works, Ltd.............................   2,400     64,356
    Okamura Corp................................................  14,300    144,340
    Okasan Securities Group, Inc................................  69,800    255,673
    Oki Electric Industry Co., Ltd..............................  55,700    652,898
    Okinawa Cellular Telephone Co...............................   5,100    160,085
    Okinawa Electric Power Co., Inc. (The)......................  12,843    212,218
    OKK Corp....................................................   4,700     33,952
    OKUMA Corp..................................................   8,600    506,623
    Okumura Corp................................................  15,800    511,148
    Okura Industrial Co., Ltd...................................   4,100     67,951
    Okuwa Co., Ltd..............................................  11,500    116,305
    Olympic Group Corp..........................................   4,500     31,310
    Olympus Corp................................................  68,800    772,184

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Omron Corp..................................................  23,100 $1,240,794
    Ono Pharmaceutical Co., Ltd.................................   5,000     93,926
    ONO Sokki Co., Ltd..........................................   2,500     13,810
    Onoken Co., Ltd.............................................   7,900    112,554
    Onward Holdings Co., Ltd....................................  51,500    284,119
    Ootoya Holdings Co., Ltd....................................   1,100     21,780
*   Open Door, Inc..............................................   2,600     75,297
    Open House Co., Ltd.........................................  12,800    470,251
    Optex Group Co., Ltd........................................   8,600    144,066
    Oracle Corp.................................................   3,000    205,703
    Organo Corp.................................................   3,300     98,227
    Orient Corp................................................. 216,900    228,814
    Oriental Land Co., Ltd......................................   4,800    530,923
    Origin Co., Ltd.............................................   2,800     51,984
    Osaka Gas Co., Ltd..........................................  20,600    381,078
    Osaka Organic Chemical Industry, Ltd........................   7,300     74,354
    Osaka Soda Co., Ltd.........................................   7,400    178,880
    OSAKA Titanium Technologies Co., Ltd........................  11,600    161,134
    Osaki Electric Co., Ltd.....................................  22,400    148,962
    OSG Corp....................................................  37,700    758,951
    OSJB Holdings Corp..........................................  52,900    126,392
    Otsuka Corp.................................................   7,200    283,198
    Otsuka Holdings Co., Ltd....................................  16,800    600,593
    Outsourcing, Inc............................................  36,400    478,580
    Ozu Corp....................................................     800     13,777
    Pacific Industrial Co., Ltd.................................  19,700    323,036
    Pacific Metals Co., Ltd.....................................   6,900    151,604
    Pack Corp. (The)............................................   3,600    115,978
    PAL GROUP Holdings Co., Ltd.................................   6,400    196,280
    PALTAC Corp.................................................  12,750    704,165
    Paltek Corp.................................................   3,000     15,499
    Pan Pacific International Holdings Corp.....................   6,400    412,443
    Panasonic Corp.............................................. 400,744  3,690,128
    PAPYLESS Co., Ltd...........................................   1,100     22,150
    Paraca, Inc.................................................   2,400     43,105
    Paramount Bed Holdings Co., Ltd.............................   6,200    291,348
    Parco Co., Ltd..............................................  10,300     98,948
    Park24 Co., Ltd.............................................  14,500    305,073
    Parker Corp.................................................   4,000     17,561
*   Pasco Corp..................................................   2,400     21,435
    Pasona Group, Inc...........................................  11,300    179,234
    PC Depot Corp...............................................  14,720     54,173
    PCI Holdings, Inc...........................................     500     10,724
    Pegasus Sewing Machine Manufacturing Co., Ltd...............   8,500     48,983
    Penta-Ocean Construction Co., Ltd........................... 186,200    854,215
    Pepper Food Service Co., Ltd................................   3,600     72,938
    Persol Holdings Co., Ltd....................................  17,300    326,095
    PIA Corp....................................................   1,300     55,073
    Pickles Corp................................................   1,900     35,362
    Pigeon Corp.................................................  11,700    500,943
    Pilot Corp..................................................   9,400    388,537
    Piolax, Inc.................................................  11,200    210,866
    Plant Co., Ltd..............................................   2,400     22,210
    Plenus Co., Ltd.............................................   6,700    110,680
    Pola Orbis Holdings, Inc....................................   9,600    303,032
    Poletowin Pitcrew Holdings, Inc.............................  19,800    179,289
    Press Kogyo Co., Ltd........................................  46,100    249,694
    Pressance Corp..............................................  24,000    293,987
    Prestige International, Inc.................................  14,600    209,601

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Prima Meat Packers, Ltd.....................................  21,800 $  400,163
    Pronexus, Inc...............................................   1,200     14,288
    Pro-Ship, Inc...............................................   1,000     10,653
    Proto Corp..................................................   6,100    114,464
    PS Mitsubishi Construction Co., Ltd.........................  19,300    113,724
    Punch Industry Co., Ltd.....................................  11,100     64,302
    Qol Holdings Co., Ltd.......................................  15,600    236,989
    Quick Co., Ltd..............................................   2,500     38,883
    Raccoon Holdings, Inc.......................................   3,200     20,068
    Raito Kogyo Co., Ltd........................................  21,500    277,601
    Rakus Co., Ltd..............................................   5,200     90,822
    Rasa Corp...................................................   5,600     41,962
    Rasa Industries, Ltd........................................   4,600     64,646
    Raysum Co., Ltd.............................................   8,500     77,415
    Recruit Holdings Co., Ltd...................................  68,300  2,056,777
    Relia, Inc..................................................  14,500    153,449
    Relo Group, Inc.............................................  26,000    710,086
    Renaissance, Inc............................................   3,300     61,108
    Renesas Easton Co., Ltd.....................................   8,500     31,698
*   Renesas Electronics Corp.................................... 126,900    679,636
    Rengo Co., Ltd..............................................  81,000    714,454
*   RENOVA, Inc.................................................   5,000     43,517
*   Renown, Inc.................................................  28,700     26,124
    Resol Holdings Co., Ltd.....................................     500     18,144
    Resona Holdings, Inc........................................ 236,569  1,004,264
    Resorttrust, Inc............................................  42,500    594,936
    Restar Holdings Corp........................................  11,300    183,294
    Retail Partners Co., Ltd....................................   2,000     20,885
    Rheon Automatic Machinery Co., Ltd..........................   6,100     92,483
    Riberesute Corp.............................................   3,100     24,644
    Ricoh Co., Ltd.............................................. 123,281  1,247,228
    Ricoh Leasing Co., Ltd......................................   7,700    225,048
    Ride On Express Holdings Co., Ltd...........................   5,800     62,574
    Right On Co., Ltd...........................................   7,700     53,916
    Riken Corp..................................................   4,200    201,378
    Riken Keiki Co., Ltd........................................   4,200     79,583
    Riken Technos Corp..........................................  17,100     79,984
    Riken Vitamin Co., Ltd......................................   2,400     79,017
    Ringer Hut Co., Ltd.........................................   6,500    137,690
    Rinnai Corp.................................................   8,300    559,951
    Rion Co., Ltd...............................................   3,100     55,731
    Riso Kagaku Corp............................................   7,360    122,183
    Riso Kyoiku Co., Ltd........................................  31,500    120,535
    Rock Field Co., Ltd.........................................   5,600     80,129
    Rohm Co., Ltd...............................................  13,300    980,746
    Rohto Pharmaceutical Co., Ltd...............................  13,600    382,686
    Rokko Butter Co., Ltd.......................................   9,500    184,112
    Roland DG Corp..............................................   8,000    173,091
    Rorze Corp..................................................   7,500    176,758
    Round One Corp..............................................  44,800    603,689
    Royal Holdings Co., Ltd.....................................  14,600    357,472
    RS Technologies Co., Ltd....................................   3,200     94,085
*   RVH, Inc....................................................  27,000     41,896
    Ryobi, Ltd..................................................  13,700    312,549
    Ryoden Corp.................................................   8,000    109,833
    Ryohin Keikaku Co., Ltd.....................................   2,700    515,009
    Ryosan Co., Ltd.............................................   8,700    234,661
    S Foods, Inc................................................   4,500    156,058
    S LINE Co., Ltd.............................................   1,300     11,992

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
JAPAN -- (Continued)
    Sac's Bar Holdings, Inc.....................................  9,350 $   93,330
    Sagami Rubber Industries Co., Ltd...........................  2,000     34,101
    Saibu Gas Co., Ltd.......................................... 10,200    214,599
    Saizeriya Co., Ltd.......................................... 13,800    310,471
    Sakai Chemical Industry Co., Ltd............................  6,400    158,425
    Sakai Heavy Industries, Ltd.................................  1,600     45,669
    Sakai Moving Service Co., Ltd...............................  5,700    335,777
    Sakai Ovex Co., Ltd.........................................  2,600     40,508
    Sakata INX Corp............................................. 14,300    130,036
    Sakura Internet, Inc........................................  9,500     46,116
    Sala Corp................................................... 26,200    144,142
    SAMTY Co., Ltd..............................................  9,500    123,260
    San Holdings, Inc...........................................  1,600     35,857
    San ju San Financial Group, Inc.............................  8,890    120,039
    San-A Co., Ltd..............................................  6,600    259,029
    San-Ai Oil Co., Ltd......................................... 27,500    232,131
*   Sanden Holdings Corp........................................ 12,700     91,516
    Sanei Architecture Planning Co., Ltd........................  6,800     96,426
    Sangetsu Corp............................................... 11,800    221,192
    San-In Godo Bank, Ltd. (The)................................ 69,800    462,554
*   Sanix, Inc.................................................. 10,700     22,193
    Sanken Electric Co., Ltd.................................... 18,100    389,162
    Sanki Engineering Co., Ltd.................................. 20,500    224,332
    Sanko Gosei, Ltd............................................  4,800     15,065
    Sanko Metal Industrial Co., Ltd.............................  1,200     28,997
    Sankyo Co., Ltd.............................................  9,400    371,237
    Sankyo Frontier Co., Ltd....................................  1,000     31,314
    Sankyo Tateyama, Inc........................................ 12,500    139,032
    Sankyu, Inc................................................. 18,800    901,640
    Sanoh Industrial Co., Ltd................................... 12,800     60,821
    Sanoyas Holdings Corp....................................... 16,500     35,815
    Sansha Electric Manufacturing Co., Ltd......................  6,400     54,233
    Sanshin Electronics Co., Ltd................................ 12,500    210,855
    Santen Pharmaceutical Co., Ltd.............................. 21,600    329,955
    Sanwa Holdings Corp......................................... 66,200    797,332
    Sanyo Chemical Industries, Ltd..............................  6,400    323,928
    Sanyo Denki Co., Ltd........................................  5,700    268,253
    Sanyo Electric Railway Co., Ltd.............................  5,500    109,898
    Sanyo Housing Nagoya Co., Ltd...............................  4,800     40,921
    Sanyo Special Steel Co., Ltd................................  8,800    176,460
    Sanyo Trading Co., Ltd......................................  5,900    119,934
    Sapporo Holdings, Ltd....................................... 39,500    810,061
    Sato Holdings Corp.......................................... 14,500    353,025
    Sato Shoji Corp.............................................  2,900     24,425
    Satori Electric Co., Ltd....................................  7,500     67,245
    Sawada Holdings Co., Ltd....................................  7,000     61,492
    Sawai Pharmaceutical Co., Ltd............................... 19,000  1,020,869
    Saxa Holdings, Inc..........................................  2,300     36,304
    SBI Holdings, Inc........................................... 68,830  1,475,810
    SBS Holdings, Inc........................................... 14,000    236,565
    Scala, Inc..................................................  9,000     73,224
    SCREEN Holdings Co., Ltd.................................... 22,100  1,061,622
    Scroll Corp................................................. 14,700     48,895
    SCSK Corp...................................................  6,100    289,876
    SEC Carbon, Ltd.............................................    600     53,445
    Secom Co., Ltd.............................................. 10,300    866,552
    Seed Co., Ltd............................................... 11,400    117,131
    Seibu Holdings, Inc......................................... 54,500    887,176
    Seika Corp..................................................  4,300     52,864

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Seikagaku Corp..............................................  11,900 $  131,043
    Seikitokyu Kogyo Co., Ltd...................................  20,100    102,657
    Seiko Epson Corp............................................  80,000  1,283,121
    Seiko Holdings Corp.........................................  15,600    354,026
    Seiko PMC Corp..............................................   2,100     14,979
    Seino Holdings Co., Ltd.....................................  37,400    509,147
    Seiren Co., Ltd.............................................  19,300    289,182
    Sekisui Chemical Co., Ltd...................................  90,700  1,456,052
    Sekisui House, Ltd.......................................... 102,800  1,657,472
    Sekisui Plastics Co., Ltd...................................  11,000     81,992
    Senko Group Holdings Co., Ltd...............................  64,400    517,948
    Senshu Electric Co., Ltd....................................   3,000     69,723
    Senshu Ikeda Holdings, Inc.................................. 122,640    304,734
*   Senshukai Co., Ltd..........................................  13,800     29,873
    Seria Co., Ltd..............................................   7,200    214,152
    Seven & I Holdings Co., Ltd................................. 112,500  3,893,320
    Seven Bank, Ltd............................................. 210,600    572,922
    SFP Holdings Co., Ltd.......................................   5,100     83,967
    Sharp Corp..................................................  23,900    266,616
    Shibaura Electronics Co., Ltd...............................   4,300    154,113
    Shibaura Mechatronics Corp..................................   1,700     58,471
    Shibusawa Warehouse Co., Ltd. (The).........................   2,800     44,074
    Shibuya Corp................................................   8,700    270,446
    Shidax Corp.................................................   4,300     11,936
*   SHIFT, Inc..................................................   2,600    143,230
    Shiga Bank, Ltd. (The)......................................  20,500    490,593
    Shikibo, Ltd................................................   2,900     26,532
    Shikoku Bank, Ltd. (The)....................................  16,500    150,843
    Shikoku Chemicals Corp......................................  12,200    131,975
    Shikoku Electric Power Co., Inc.............................  41,200    416,368
    Shima Seiki Manufacturing, Ltd..............................   6,600    222,077
    Shimachu Co., Ltd...........................................  19,200    464,277
    Shimadzu Corp...............................................  21,300    571,336
    Shimamura Co., Ltd..........................................   5,000    372,820
    Shimane Bank, Ltd. (The)....................................   1,200      8,769
    Shimano, Inc................................................   2,900    426,252
    Shimizu Bank, Ltd. (The)....................................  25,100    397,811
    Shimizu Corp................................................ 122,800  1,051,815
    Shimojima Co., Ltd..........................................     700      7,512
    Shin Nippon Air Technologies Co., Ltd.......................   5,400     87,044
*   Shin Nippon Biomedical Laboratories, Ltd....................   8,700     59,970
    Shinagawa Refractories Co., Ltd.............................   2,700     80,657
    Shindengen Electric Manufacturing Co., Ltd..................   3,700    152,251
    Shin-Etsu Chemical Co., Ltd.................................  25,400  2,406,002
    Shin-Etsu Polymer Co., Ltd..................................  21,700    165,229
*   Shinkawa, Ltd...............................................   8,400     37,723
    Shin-Keisei Electric Railway Co., Ltd.......................   2,600     48,379
    Shinko Electric Industries Co., Ltd.........................  38,100    336,241
    Shinko Plantech Co., Ltd....................................  16,400    171,667
    Shinko Shoji Co., Ltd.......................................  10,100    170,168
    Shinmaywa Industries, Ltd...................................  30,600    377,846
    Shinnihon Corp..............................................  17,200    147,864
    Shinoken Group Co., Ltd.....................................  20,000    129,550
*   Shinsei Bank, Ltd...........................................  41,700    581,478
    Shinsho Corp................................................   2,400     57,436
    Shionogi & Co., Ltd.........................................   5,500    321,271
    Ship Healthcare Holdings, Inc...............................  24,200    995,620
    Shiseido Co., Ltd...........................................  31,300  2,461,994
    Shizuki Electric Co., Inc...................................   4,900     27,362

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Shizuoka Bank, Ltd. (The)...................................  72,800 $  559,385
    Shizuoka Gas Co., Ltd.......................................  29,100    236,255
    SHO-BOND Holdings Co., Ltd..................................   1,400     96,210
    Shoei Co., Ltd..............................................   3,800    165,217
    Shoei Foods Corp............................................   5,000    140,182
    Shofu, Inc..................................................   4,700     53,452
*   Shoko Co., Ltd..............................................   4,400     25,707
    Showa Aircraft Industry Co., Ltd............................   2,000     24,427
    Showa Corp..................................................  32,700    480,303
    Showa Denko K.K.............................................  60,300  2,058,645
    Showa Sangyo Co., Ltd.......................................   8,600    232,488
    Showa Shinku Co., Ltd.......................................     800      9,196
    Siix Corp...................................................  20,600    330,255
    Sinanen Holdings Co., Ltd...................................   3,000     56,377
    Sinfonia Technology Co., Ltd................................  14,500    206,379
    Sinko Industries, Ltd.......................................   8,600    123,773
    SK-Electronics Co., Ltd.....................................   5,300     84,541
    SKY Perfect JSAT Holdings, Inc..............................  72,000    288,062
    Skylark Holdings Co., Ltd...................................  58,400    961,990
    SMC Corp....................................................   1,100    459,431
    SMK Corp....................................................   2,800     64,813
    SMS Co., Ltd................................................  24,800    481,312
    Soda Nikka Co., Ltd.........................................   9,000     46,459
    Sodick Co., Ltd.............................................  27,900    252,045
    SoftBank Group Corp.........................................  70,596  7,485,387
    Softbank Technology Corp....................................   5,200    116,206
    Softbrain Co., Ltd..........................................  13,800     65,850
    Softcreate Holdings Corp....................................   4,200     59,568
    Software Service, Inc.......................................     800     71,490
    Sogo Medical Holdings Co., Ltd..............................  12,400    230,194
    Sohgo Security Services Co., Ltd............................  12,800    571,919
    Sojitz Corp................................................. 321,900  1,108,221
    Soken Chemical & Engineering Co., Ltd.......................   2,700     38,252
    Solasto Corp................................................  16,200    162,445
    Sompo Holdings, Inc.........................................  38,575  1,455,942
    Sony Corp...................................................  74,000  3,727,239
    Sony Corp., Sponsored ADR...................................  51,518  2,594,962
    Sony Financial Holdings, Inc................................  22,600    464,680
    Sotetsu Holdings, Inc.......................................  12,500    346,295
    Sourcenext Corp.............................................  22,200    102,507
    Space Co., Ltd..............................................   4,620     53,619
    Space Value Holdings Co., Ltd...............................  17,900     97,797
    Sparx Group Co., Ltd........................................  65,200    141,095
    SPK Corp....................................................   1,200     26,079
    Square Enix Holdings Co., Ltd...............................   8,900    307,966
    SRA Holdings................................................   5,600    121,343
    St Marc Holdings Co., Ltd...................................   9,100    204,329
    Stanley Electric Co., Ltd...................................  31,600    856,772
    Star Mica Co., Ltd..........................................   5,800     69,191
    Star Micronics Co., Ltd.....................................  24,100    393,335
    Starts Corp., Inc...........................................  21,200    472,093
    Starzen Co., Ltd............................................   3,600    130,096
    St-Care Holding Corp........................................   4,900     22,970
    Stella Chemifa Corp.........................................   4,900    136,075
    Step Co., Ltd...............................................   1,700     23,018
    Strike Co., Ltd.............................................   1,600     29,193
    Studio Alice Co., Ltd.......................................   6,500    119,887
    Subaru Corp................................................. 114,300  2,800,915
    Subaru Enterprise Co., Ltd..................................     600     31,037

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Sugi Holdings Co., Ltd......................................   5,300 $  268,050
    Sugimoto & Co., Ltd.........................................   3,500     62,656
    SUMCO Corp.................................................. 131,100  1,729,451
    Sumida Corp.................................................  16,700    249,372
    Suminoe Textile Co., Ltd....................................   2,900     78,198
    Sumitomo Bakelite Co., Ltd..................................  13,200    515,232
    Sumitomo Chemical Co., Ltd.................................. 419,355  2,092,162
    Sumitomo Corp............................................... 105,300  1,509,246
    Sumitomo Dainippon Pharma Co., Ltd..........................  21,600    477,211
    Sumitomo Densetsu Co., Ltd..................................   8,200    140,893
    Sumitomo Electric Industries, Ltd........................... 169,700  2,257,974
    Sumitomo Forestry Co., Ltd..................................  82,800  1,139,145
    Sumitomo Heavy Industries, Ltd..............................  35,200  1,251,617
    Sumitomo Metal Mining Co., Ltd..............................  36,000  1,132,339
    Sumitomo Mitsui Construction Co., Ltd....................... 126,320    824,404
    Sumitomo Mitsui Financial Group, Inc........................ 131,583  4,782,542
    Sumitomo Mitsui Trust Holdings, Inc.........................  33,344  1,163,411
    Sumitomo Osaka Cement Co., Ltd..............................  17,600    717,198
    Sumitomo Precision Products Co., Ltd........................   1,200     33,485
    Sumitomo Realty & Development Co., Ltd......................  41,000  1,515,772
    Sumitomo Riko Co., Ltd......................................  21,900    192,970
    Sumitomo Rubber Industries, Ltd.............................  96,134  1,182,091
    Sumitomo Seika Chemicals Co., Ltd...........................   5,700    221,464
    Sun Frontier Fudousan Co., Ltd..............................  23,300    238,386
    Suncall Corp................................................   8,000     43,716
    Sundrug Co., Ltd............................................   9,000    241,295
    Suntory Beverage & Food, Ltd................................   7,800    344,909
    Sun-Wa Technos Corp.........................................   5,200     41,425
*   Suruga Bank, Ltd............................................  39,200    173,650
    Suzuken Co., Ltd............................................   8,960    516,637
    Suzuki Co., Ltd.............................................   4,800     29,725
    Suzuki Motor Corp...........................................  33,700  1,537,854
    SWCC Showa Holdings Co., Ltd................................  57,500    400,077
    Sysmex Corp.................................................   7,800    446,956
    System Research Co., Ltd....................................   1,200     28,465
    Systemsoft Corp.............................................   9,400      8,466
    Systena Corp................................................  24,600    296,150
    Syuppin Co., Ltd............................................   9,000     60,039
    T Hasegawa Co., Ltd.........................................  11,800    190,667
    T RAD Co., Ltd..............................................   3,900     83,601
    T&D Holdings, Inc........................................... 121,000  1,310,562
    T&K Toka Co., Ltd...........................................   9,200     81,188
    Tachibana Eletech Co., Ltd..................................   7,920    123,645
    Tachikawa Corp..............................................   4,200     47,769
    Tachi-S Co., Ltd............................................  13,500    208,240
    Tadano, Ltd.................................................  35,800    378,774
    Taihei Dengyo Kaisha, Ltd...................................   7,000    154,384
    Taiheiyo Cement Corp........................................  43,222  1,393,874
    Taiheiyo Kouhatsu, Inc......................................   2,700     17,922
    Taiho Kogyo Co., Ltd........................................   6,900     54,573
    Taikisha, Ltd...............................................   5,600    169,240
    Taiko Bank, Ltd. (The)......................................     700     10,476
    Taisei Corp.................................................  25,300  1,113,202
    Taisei Lamick Co., Ltd......................................   2,200     55,700
    Taiyo Holdings Co., Ltd.....................................   5,300    186,690
    Taiyo Nippon Sanso Corp.....................................  68,700  1,144,658
    Taiyo Yuden Co., Ltd........................................  65,600  1,597,598
    Takachiho Koheki Co., Ltd...................................   1,800     15,452
    Takamatsu Construction Group Co., Ltd.......................   2,300     49,613

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Takamatsu Machinery Co., Ltd................................     600 $    5,249
    Takamiya Co., Ltd...........................................  11,200     67,853
    Takaoka Toko Co., Ltd.......................................   5,380     62,342
    Takara Holdings, Inc........................................  10,000    116,792
    Takara Leben Co., Ltd.......................................  58,700    182,549
    Takara Standard Co., Ltd....................................  17,100    260,302
    Takasago International Corp.................................   6,800    206,845
    Takasago Thermal Engineering Co., Ltd.......................  12,000    190,321
    Takashima & Co., Ltd........................................   1,600     24,548
    Takashimaya Co., Ltd........................................  40,000    449,768
    Take And Give Needs Co., Ltd................................   4,820     63,553
    TAKEBISHI Corp..............................................   3,900     48,241
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR...............  19,633    358,884
    Takeda Pharmaceutical Co., Ltd..............................  98,608  3,638,805
    Takeei Corp.................................................  13,100     92,481
    Takemoto Yohki Co., Ltd.....................................   3,400     42,888
    Takeuchi Manufacturing Co., Ltd.............................  18,800    356,512
    Takihyo Co., Ltd............................................   2,500     40,966
    Takisawa Machine Tool Co., Ltd..............................   2,300     32,290
    Takuma Co., Ltd.............................................  25,900    312,291
    Tama Home Co., Ltd..........................................  10,000     98,675
    Tamron Co., Ltd.............................................   7,000    137,063
    Tamura Corp.................................................  28,000    173,946
    Tanseisha Co., Ltd..........................................  10,300    115,019
    Tateru, Inc.................................................   7,800     18,669
    Tatsuta Electric Wire and Cable Co., Ltd....................  17,800     78,176
    Tayca Corp..................................................   6,500    146,754
    Tazmo Co., Ltd..............................................   3,000     24,248
    Tbk Co., Ltd................................................   9,700     35,445
    TDC Soft, Inc...............................................   6,600     51,120
    TDK Corp., Sponsored ADR....................................   7,012    609,343
    TDK Corp....................................................  27,500  2,409,387
    Tear Corp...................................................   5,100     31,389
    TechMatrix Corp.............................................   5,700    101,567
    Techno Smart Corp...........................................   1,600     13,341
    TechnoPro Holdings, Inc.....................................  13,500    812,276
    Tecnos Japan, Inc...........................................   5,500     33,258
    Teijin, Ltd................................................. 129,300  2,224,234
    Teikoku Electric Manufacturing Co., Ltd.....................   7,300     74,439
    Tekken Corp.................................................   6,100    159,495
    Tenpos Holdings Co., Ltd....................................     800     15,558
    Terasaki Electric Co., Ltd..................................     800      6,624
    Terumo Corp.................................................  25,000    754,466
    T-Gaia Corp.................................................   6,700    108,923
    THK Co., Ltd................................................  34,200    904,379
    Tigers Polymer Corp.........................................   6,200     33,753
    TIS, Inc....................................................  19,700    898,828
    Toa Corp....................................................   9,200    101,233
    Toa Corp....................................................   6,800     97,682
    Toa Oil Co., Ltd............................................   2,500     40,366
    TOA ROAD Corp...............................................   2,400     61,490
    Toagosei Co., Ltd...........................................  49,000    534,914
    Tobishima Corp..............................................  10,210    130,696
    Tobu Railway Co., Ltd.......................................  10,200    288,826
    TOC Co., Ltd................................................  21,100    131,897
    Tocalo Co., Ltd.............................................  43,900    361,287
    Tochigi Bank, Ltd. (The).................................... 141,300    286,489
    Toda Corp...................................................  63,000    389,634
    Toda Kogyo Corp.............................................   2,100     42,040

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Toei Animation Co., Ltd.....................................   4,900 $  243,575
    Toei Co., Ltd...............................................   1,700    220,764
    Toell Co., Ltd..............................................   2,100     14,523
    Toenec Corp.................................................   3,900    108,296
    Togami Electric Manufacturing Co., Ltd......................     800     10,828
    Toho Bank, Ltd. (The).......................................  92,800    240,789
    Toho Co., Ltd...............................................   3,500    146,980
    Toho Co., Ltd...............................................   3,800     75,063
    Toho Gas Co., Ltd...........................................  10,800    445,281
    Toho Holdings Co., Ltd......................................  14,400    337,406
    Toho Titanium Co., Ltd......................................  20,600    173,342
    Toho Zinc Co., Ltd..........................................   7,800    204,174
    Tohoku Bank, Ltd. (The).....................................   2,900     28,239
    Tohoku Electric Power Co., Inc..............................  25,400    290,763
    Tohto Suisan Co., Ltd.......................................   1,300     27,141
    Tokai Carbon Co., Ltd.......................................  66,000    763,725
    Tokai Corp..................................................   7,200    166,372
    TOKAI Holdings Corp.........................................  59,200    494,509
    Tokai Lease Co., Ltd........................................     200      2,917
    Tokai Rika Co., Ltd.........................................  32,400    562,602
    Tokai Tokyo Financial Holdings, Inc.........................  84,300    280,148
    Token Corp..................................................   3,900    238,098
    Tokio Marine Holdings, Inc..................................  46,000  2,330,603
    Tokushu Tokai Paper Co., Ltd................................   3,900    144,113
    Tokuyama Corp...............................................  45,600  1,132,934
*   Tokyo Base Co., Ltd.........................................   6,600     63,391
    Tokyo Century Corp..........................................  16,700    772,376
    Tokyo Dome Corp.............................................  39,700    394,289
*   Tokyo Electric Power Co. Holdings, Inc......................  77,688    438,811
    Tokyo Electron Device, Ltd..................................   3,600     62,774
    Tokyo Electron, Ltd.........................................  14,000  2,222,268
    Tokyo Energy & Systems, Inc.................................  12,200    105,292
    Tokyo Gas Co., Ltd..........................................  20,700    526,652
    Tokyo Individualized Educational Institute, Inc.............   2,600     23,497
    Tokyo Keiki, Inc............................................   5,500     54,839
    Tokyo Kiraboshi Financial Group, Inc........................  13,213    190,920
    Tokyo Ohka Kogyo Co., Ltd...................................  15,400    493,157
    Tokyo Rakutenchi Co., Ltd...................................   1,000     45,268
    Tokyo Rope Manufacturing Co., Ltd...........................   6,700     65,973
    Tokyo Sangyo Co., Ltd.......................................   9,500     43,875
    Tokyo Seimitsu Co., Ltd.....................................  16,500    479,277
    Tokyo Steel Manufacturing Co., Ltd..........................  32,200    275,755
    Tokyo Tatemono Co., Ltd.....................................  68,900    777,714
    Tokyo Tekko Co., Ltd........................................   4,500     49,810
    Tokyo Theatres Co., Inc.....................................   3,800     45,459
    Tokyotokeiba Co., Ltd.......................................   5,600    163,383
    Tokyu Construction Co., Ltd.................................  55,100    395,694
    Tokyu Corp..................................................  24,500    399,977
    Tokyu Fudosan Holdings Corp................................. 273,925  1,545,442
    Toli Corp...................................................  21,200     49,639
    Tomato Bank, Ltd............................................   3,500     33,579
    Tomen Devices Corp..........................................   1,600     34,303
    Tomoe Corp..................................................  15,300     49,387
    Tomoe Engineering Co., Ltd..................................   3,600     79,273
    Tomoegawa Co., Ltd..........................................   1,400     12,905
    Tomoku Co., Ltd.............................................   5,000     79,568
    TOMONY Holdings, Inc........................................  92,400    336,288
    Tomy Co., Ltd...............................................  55,100    590,819
    Tonami Holdings Co., Ltd....................................   2,700    148,367

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Topcon Corp.................................................  62,000 $   753,415
    Toppan Forms Co., Ltd.......................................  21,800     199,371
    Topre Corp..................................................  18,800     352,654
    Topy Industries, Ltd........................................   9,700     224,479
    Toray Industries, Inc....................................... 199,600   1,365,878
    Torex Semiconductor, Ltd....................................   3,600      42,203
    Toridoll Holdings Corp......................................  13,500     302,361
    Torii Pharmaceutical Co., Ltd...............................   6,900     137,155
    Torikizoku Co., Ltd.........................................   2,000      34,130
    Torishima Pump Manufacturing Co., Ltd.......................   8,300      75,368
    Tosei Corp..................................................  21,800     181,296
    Toshiba Corp................................................  19,300     643,105
    Toshiba Machine Co., Ltd....................................  10,500     240,119
    Toshiba Plant Systems & Services Corp.......................   5,800     104,151
    Toshiba TEC Corp............................................  17,400     480,841
    Tosho Co., Ltd..............................................   5,400     138,757
    Tosoh Corp.................................................. 123,000   1,983,207
    Totech Corp.................................................   2,900      57,021
    Totetsu Kogyo Co., Ltd......................................   9,400     276,006
    TOTO, Ltd...................................................  12,500     529,847
    Totoku Electric Co., Ltd....................................   1,700      29,067
    Tottori Bank, Ltd. (The)....................................   4,000      50,787
    Toukei Computer Co., Ltd....................................     600      16,334
    Tow Co., Ltd................................................   8,100      52,858
    Towa Bank, Ltd. (The).......................................  24,000     153,946
    Towa Corp...................................................  11,200      93,198
    Towa Pharmaceutical Co., Ltd................................  15,000     369,348
    Toyo Construction Co., Ltd..................................  48,000     176,829
    Toyo Denki Seizo K.K........................................   2,600      35,603
*   Toyo Engineering Corp.......................................  11,600      61,866
    Toyo Ink SC Holdings Co., Ltd...............................  17,800     426,510
    Toyo Kanetsu K.K............................................   4,300      82,000
    Toyo Logistics Co., Ltd.....................................   6,800      19,419
    Toyo Machinery & Metal Co., Ltd.............................   7,600      42,727
    Toyo Securities Co., Ltd....................................  26,300      30,701
    Toyo Seikan Group Holdings, Ltd.............................  26,300     527,347
    Toyo Suisan Kaisha, Ltd.....................................  13,200     504,033
    Toyo Tanso Co., Ltd.........................................   4,900      97,248
    Toyo Tire Corp..............................................  66,600     779,115
    Toyo Wharf & Warehouse Co., Ltd.............................   2,200      29,512
    Toyobo Co., Ltd.............................................  46,200     602,832
    Toyoda Gosei Co., Ltd.......................................  41,200     857,669
    Toyota Boshoku Corp.........................................  37,500     554,106
    Toyota Motor Corp., Sponsored ADR...........................  42,528   5,256,461
    Toyota Motor Corp........................................... 270,373  16,738,912
    Toyota Tsusho Corp..........................................  56,700   1,883,332
    TPR Co., Ltd................................................  14,100     277,945
    Trancom Co., Ltd............................................   4,800     279,199
    Transaction Co., Ltd........................................   4,200      30,586
    Trend Micro, Inc............................................   9,700     484,921
    Tri Chemical Laboratories, Inc..............................   2,000     105,442
    Trusco Nakayama Corp........................................  14,600     369,012
    Trust Tech, Inc.............................................   2,600      88,625
    TS Tech Co., Ltd............................................  23,300     699,758
    Tsubaki Nakashima Co., Ltd..................................  23,900     446,586
    Tsubakimoto Chain Co........................................  13,300     495,753
    Tsubakimoto Kogyo Co., Ltd..................................   1,500      49,182
    Tsudakoma Corp..............................................   1,800      30,791
    Tsugami Corp................................................  27,000     244,747

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Tsukada Global Holdings, Inc................................  10,100 $   55,184
    Tsukishima Kikai Co., Ltd...................................   4,400     57,729
    Tsukuba Bank, Ltd........................................... 101,100    178,513
    Tsukui Corp.................................................  36,700    229,263
    Tsumura & Co................................................  14,700    452,041
    Tsuruha Holdings, Inc.......................................   5,000    426,129
    Tsurumi Manufacturing Co., Ltd..............................   7,700    138,006
    Tv Tokyo Holdings Corp......................................   7,000    147,543
    UACJ Corp...................................................  20,791    420,553
    Ube Industries, Ltd.........................................  65,120  1,393,288
    Uchida Yoko Co., Ltd........................................   3,400    108,529
    Uchiyama Holdings Co., Ltd..................................   1,500      6,566
    Ulvac, Inc..................................................  30,200  1,017,329
    UMC Electronics Co., Ltd....................................   3,100     40,216
    Umenohana Co., Ltd..........................................     500     11,905
    Unicharm Corp...............................................  14,200    468,626
    Uniden Holdings Corp........................................   3,300     72,876
    UNIMAT Retirement Community Co., Ltd........................   2,100     34,546
    Union Tool Co...............................................   2,100     57,979
    Unipres Corp................................................  24,400    377,088
    United Arrows, Ltd..........................................   8,200    259,013
    United Super Markets Holdings, Inc..........................  22,700    205,216
    UNITED, Inc.................................................   3,700     47,588
*   Unitika, Ltd................................................  39,400    156,304
    Universal Entertainment Corp................................   5,600    176,463
    Unizo Holdings Co., Ltd.....................................  10,200    180,827
    Urbanet Corp. Co., Ltd......................................  10,100     31,362
    USS Co., Ltd................................................  12,400    238,028
    UT Group Co., Ltd...........................................   9,400    271,116
    Utoc Corp...................................................   7,600     37,127
    V Technology Co., Ltd.......................................   1,700    228,519
    Valor Holdings Co., Ltd.....................................  21,200    517,160
    Valqua, Ltd.................................................   9,400    201,683
    ValueCommerce Co., Ltd......................................   9,900    250,897
*   V-Cube, Inc.................................................   2,300     10,753
*   Vector, Inc.................................................   9,500    113,106
    Vertex Corp.................................................   3,020     29,320
*   VIA Holdings, Inc...........................................   5,300     30,974
    Village Vanguard Co., Ltd...................................   2,800     23,811
*   Vision, Inc.................................................   2,700    124,258
*   Visionary Holdings Co., Ltd.................................  58,900     34,629
    Vital KSK Holdings, Inc.....................................  20,700    197,513
    VT Holdings Co., Ltd........................................  57,900    233,655
    Wacoal Holdings Corp........................................  14,400    355,650
    Wacom Co., Ltd..............................................  14,600     59,040
    Wakachiku Construction Co., Ltd.............................   5,800     74,579
    Wakita & Co., Ltd...........................................  18,200    191,177
    Warabeya Nichiyo Holdings Co., Ltd..........................   6,700    107,767
    Watahan & Co., Ltd..........................................   4,200     90,021
    WATAMI Co., Ltd.............................................   8,800    123,185
    Watts Co., Ltd..............................................   1,900     11,982
    WDB Holdings Co., Ltd.......................................   2,900     86,158
    Weathernews, Inc............................................   1,400     42,521
    Welcia Holdings Co., Ltd....................................   8,600    338,993
    West Holdings Corp..........................................  10,600    140,935
    West Japan Railway Co.......................................   7,300    542,929
    Will Group, Inc.............................................   5,000     51,143
    WIN-Partners Co., Ltd.......................................   7,400     80,911
*   WirelessGate, Inc...........................................   2,600      9,620

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Wood One Co., Ltd...........................................   2,500 $   24,404
    Workman Co., Ltd............................................     800     38,843
    World Holdings Co., Ltd.....................................   4,300     73,110
    Wowow, Inc..................................................   3,400     88,105
    Xebio Holdings Co., Ltd.....................................  12,800    134,756
    YAC Holdings Co., Ltd.......................................   4,800     37,517
    Yachiyo Industry Co., Ltd...................................   3,600     24,455
    Yahagi Construction Co., Ltd................................  13,000     91,196
    Yahoo Japan Corp............................................ 170,300    454,610
    Yakult Honsha Co., Ltd......................................   2,400    163,861
    Yakuodo Co., Ltd............................................   3,900     95,511
    YAMABIKO Corp...............................................  14,900    147,378
    YAMADA Consulting Group Co., Ltd............................   5,200    113,121
    Yamada Denki Co., Ltd....................................... 108,240    513,104
    Yamagata Bank, Ltd. (The)...................................  12,800    206,286
    Yamaguchi Financial Group, Inc..............................  53,000    392,131
    Yamaha Corp.................................................   6,300    327,111
    Yamaha Motor Co., Ltd.......................................  90,800  1,872,478
    Yamaichi Electronics Co., Ltd...............................  13,900    158,211
    YA-MAN, Ltd.................................................  10,400    100,064
    Yamanashi Chuo Bank, Ltd. (The).............................  14,400    168,927
    Yamatane Corp...............................................   4,600     66,984
    Yamato Corp.................................................   7,100     33,263
    Yamato Holdings Co., Ltd....................................  12,700    275,891
    Yamaura Corp................................................   1,900     15,376
    Yamaya Corp.................................................   2,500     48,151
    Yamazaki Baking Co., Ltd....................................  59,200    881,916
    Yamazen Corp................................................  21,500    226,214
    Yaoko Co., Ltd..............................................   9,700    461,615
    Yashima Denki Co., Ltd......................................   1,700     13,469
    Yaskawa Electric Corp.......................................  31,800  1,183,844
    Yasunaga Corp...............................................   4,700     74,323
    Yellow Hat, Ltd.............................................  14,400    182,223
    Yokogawa Bridge Holdings Corp...............................  13,600    221,297
    Yokogawa Electric Corp......................................  52,800  1,105,688
    Yokohama Reito Co., Ltd.....................................  24,400    193,263
    Yokohama Rubber Co., Ltd. (The).............................  62,800  1,183,325
    Yokowo Co., Ltd.............................................   9,400    150,442
    Yomiuri Land Co., Ltd.......................................   2,200     86,825
    Yondenko Corp...............................................   1,500     35,632
    Yondoshi Holdings, Inc......................................   4,200     92,536
    Yorozu Corp.................................................   9,700    141,274
    Yossix Co., Ltd.............................................   1,000     26,116
    Yotai Refractories Co., Ltd.................................   8,000     37,616
    Yuasa Funashoku Co., Ltd....................................     400     13,294
    Yuasa Trading Co., Ltd......................................   5,700    162,605
    Yuken Kogyo Co., Ltd........................................   1,600     25,049
    Yume No Machi Souzou Iinkai Co., Ltd........................   8,400    126,025
    Yumeshin Holdings Co., Ltd..................................  16,300    118,069
    Yurtec Corp.................................................  17,800    125,613
    Yushiro Chemical Industry Co., Ltd..........................   4,700     56,242
    Zaoh Co., Ltd...............................................   1,400     16,898
    Zenrin Co., Ltd.............................................  12,450    271,912
    Zensho Holdings Co., Ltd....................................  40,500    912,894
    Zeon Corp...................................................  85,100    835,892
    ZIGExN Co., Ltd.............................................  20,100    104,931
    Zojirushi Corp..............................................  12,000    123,820
    ZOZO, Inc...................................................  21,700    385,467

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
JAPAN -- (Continued)
    Zuiko Corp..................................................     1,200 $     38,742
                                                                           ------------
TOTAL JAPAN.....................................................            641,951,273
                                                                           ------------
MALAYSIA -- (0.6%)
    Duopharma Biotech Bhd.......................................    51,800       17,691
#   7-Eleven Malaysia Holdings Bhd, Class B.....................   112,240       40,196
    Aeon Co. M Bhd..............................................   243,200       84,764
    AEON Credit Service M Bhd...................................    49,150      193,825
    AFFIN Bank Bhd..............................................   128,790       69,810
    AirAsia Group Bhd........................................... 1,062,600      701,959
#*  AirAsia X Bhd...............................................   849,300       48,324
    Alliance Bank Malaysia Bhd..................................   351,900      345,780
    AMMB Holdings Bhd...........................................   484,500      523,790
    Ann Joo Resources Bhd.......................................   120,200       51,198
    APM Automotive Holdings Bhd.................................    34,700       25,383
    Astro Malaysia Holdings Bhd.................................   151,100       53,021
    Axiata Group Bhd............................................   542,976      521,671
    Batu Kawan Bhd..............................................    32,700      132,888
*   Berjaya Assets Bhd..........................................   277,000       20,118
*   Berjaya Corp. Bhd........................................... 1,321,110       84,769
*   Berjaya Land Bhd............................................   315,100       17,536
#   Berjaya Sports Toto Bhd.....................................   316,659      201,509
*   Bermaz Auto Bhd.............................................   222,400      129,098
    BIMB Holdings Bhd...........................................   148,500      166,669
*   Borneo Oil Bhd..............................................   412,350        4,506
    Boustead Holdings Bhd.......................................   220,899       68,404
    Boustead Plantations Bhd....................................    70,980       13,731
    British American Tobacco Malaysia Bhd.......................    23,400      197,428
#*  Bumi Armada Bhd.............................................   999,100       56,805
    Bursa Malaysia Bhd..........................................   197,400      322,284
    CAB Cakaran Corp. Bhd.......................................    89,900       12,621
    Cahya Mata Sarawak Bhd......................................   177,600      143,492
    Can-One Bhd.................................................    18,400       14,291
    Carlsberg Brewery Malaysia Bhd, Class B.....................    50,200      306,769
    CB Industrial Product Holding Bhd...........................   102,800       29,102
    CIMB Group Holdings Bhd.....................................   514,949      656,793
*   Coastal Contracts Bhd.......................................    42,800       10,875
    Comfort Glove Bhd...........................................    79,200       16,196
    Cypark Resources Bhd........................................    89,100       36,006
    D&O Green Technologies Bhd..................................   248,900       40,674
#*  Dagang NeXchange Bhd........................................   387,100       26,269
    Datasonic Group Bhd.........................................   154,100       18,322
*   Dayang Enterprise Holdings Bhd..............................   281,339       95,996
    Dialog Group Bhd............................................   390,658      304,095
    DiGi.Com Bhd................................................   155,200      172,672
    DRB-Hicom Bhd...............................................   359,300      189,647
    Dutch Lady Milk Industries Bhd..............................     4,500       69,759
*   Eastern & Oriental Bhd......................................   315,069       66,618
*   Eco World Development Group Bhd.............................   481,100      107,717
    Econpile Holdings Bhd.......................................   315,000       49,227
    Evergreen Fibreboard Bhd....................................   210,750       19,133
*   FGV Holdings Bhd............................................   937,500      283,047
    Fraser & Neave Holdings Bhd.................................    12,500      105,541
    Frontken Corp. Bhd..........................................   322,300      107,786
#   Gabungan AQRS Bhd...........................................   170,034       61,743
    Gadang Holdings Bhd.........................................   196,250       39,202
    Gamuda Bhd..................................................   431,500      365,259
#   Gas Malaysia Bhd............................................    80,000       55,530
    Genting Malaysia Bhd........................................   479,800      369,288

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
MALAYSIA -- (Continued)
#   Genting Plantations Bhd.....................................    46,700 $118,515
#   George Kent Malaysia Bhd....................................   195,300   59,612
    Globetronics Technology Bhd.................................   126,633   58,218
    Glomac Bhd..................................................    95,260    8,769
    Guan Chong Bhd..............................................    54,500   54,702
    Hai-O Enterprise Bhd........................................    81,100   50,415
    HAP Seng Consolidated Bhd...................................   229,580  548,902
    Hap Seng Plantations Holdings Bhd...........................    72,400   29,006
#   Hartalega Holdings Bhd......................................   128,000  155,791
    Heineken Malaysia Bhd.......................................    39,900  236,505
#   Hengyuan Refining Co. Bhd...................................    58,600   84,028
    HeveaBoard Bhd..............................................   142,700   25,047
#   Hiap Teck Venture Bhd.......................................   425,300   28,325
*   Hibiscus Petroleum Bhd......................................   486,400  133,882
    Hock Seng LEE Bhd...........................................    55,900   19,326
    Hong Leong Bank Bhd.........................................    30,132  145,730
    Hong Leong Financial Group Bhd..............................    64,153  298,211
    Hong Leong Industries Bhd...................................    36,400   93,034
#*  HSS Engineers Bhd...........................................    64,200   17,259
#   IHH Healthcare Bhd..........................................    94,400  126,977
    IJM Corp. Bhd...............................................   740,320  419,137
    IJM Plantations Bhd.........................................    72,500   28,763
#   Inari Amertron Bhd..........................................   685,988  287,397
    Insas Bhd...................................................   225,200   43,357
    IOI Corp. Bhd...............................................   179,426  195,560
#   IOI Properties Group Bhd....................................   412,924  136,889
*   Iris Corp. Bhd..............................................   271,500   12,164
#*  Iskandar Waterfront City Bhd................................    91,000   22,482
#*  JAKS Resources Bhd..........................................   137,900   25,534
    Jaya Tiasa Holdings Bhd.....................................   170,800   25,404
    JCY International Bhd.......................................   139,200    6,577
    JHM Consolidation Bhd.......................................    41,000   12,608
    Kerjaya Prospek Group Bhd...................................   149,680   47,465
    Kesm Industries Bhd.........................................     6,200   11,780
*   KNM Group Bhd............................................... 1,116,730   58,243
    Kossan Rubber Industries....................................   204,000  179,637
    KPJ Healthcare Bhd..........................................   522,800  124,003
*   Kretam Holdings Bhd.........................................   113,800   11,180
#*  KSL Holdings Bhd............................................   222,492   45,822
    Kuala Lumpur Kepong Bhd.....................................    27,100  162,339
    Kumpulan Perangsang Selangor Bhd............................    46,630   18,760
*   Lafarge Malaysia Bhd........................................    68,300   54,582
*   Landmarks Bhd...............................................    74,700    8,667
    LBS Bina Group Bhd..........................................   295,680   43,964
    Lii Hen Industries Bhd......................................    52,800   34,390
    Lingkaran Trans Kota Holdings Bhd...........................    48,400   50,242
*   Lion Industries Corp. Bhd...................................    75,600   10,801
    LPI Capital Bhd.............................................    38,184  143,016
    Magni-Tech Industries Bhd...................................    64,000   72,072
    Magnum Bhd..................................................   251,900  148,148
    Mah Sing Group Bhd..........................................   576,440  133,891
    Malakoff Corp. Bhd..........................................   339,500   72,367
    Malayan Banking Bhd.........................................   391,465  875,943
    Malayan Flour Mills Bhd.....................................   109,800   19,904
    Malaysia Airports Holdings Bhd..............................   284,992  526,339
#   Malaysia Building Society Bhd...............................   519,461  125,078
    Malaysian Pacific Industries Bhd............................    44,675  105,887
    Malaysian Resources Corp. Bhd...............................   906,300  225,980
    Malton Bhd..................................................   169,500   24,844

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
MALAYSIA -- (Continued)
    Matrix Concepts Holdings Bhd................................   142,275 $ 66,128
    Maxis Bhd...................................................   100,700  130,579
*   Media Prima Bhd.............................................   306,800   34,160
#   Mega First Corp. Bhd........................................    84,100   80,392
    MISC Bhd....................................................   164,580  274,951
    Mitrajaya Holdings Bhd......................................   163,800   15,646
    MKH Bhd.....................................................   124,324   40,995
#   MMC Corp. Bhd...............................................   227,500   57,783
*   MNRB Holdings Bhd...........................................    64,080   15,806
*   MPHB Capital Bhd............................................   114,100   29,011
    Muda Holdings Bhd...........................................    76,200   33,587
*   Mudajaya Group Bhd..........................................   119,967    9,452
    Muhibbah Engineering M Bhd..................................    98,000   67,663
*   Mulpha International Bhd....................................    51,880   30,257
    My EG Services Bhd..........................................   569,600  207,027
    Nestle Malaysia Bhd.........................................     3,300  116,530
*   OCK Group Bhd...............................................   106,000   13,226
#   Padini Holdings Bhd.........................................   269,400  250,272
    Panasonic Manufacturing Malaysia Bhd........................     4,500   41,139
    Pantech Group Holdings Bhd..................................   193,198   26,888
    Paramount Corp. Bhd.........................................    76,600   39,226
*   Pentamaster Corp. Bhd.......................................    44,900   46,980
*   PESTECH International Bhd...................................   141,100   38,258
#   Petron Malaysia Refining & Marketing Bhd....................    36,200   59,671
    Petronas Chemicals Group Bhd................................   268,400  584,334
    Petronas Dagangan Bhd.......................................    17,100  100,072
    Petronas Gas Bhd............................................    30,300  129,649
    PIE Industrial Bhd..........................................    22,300    8,427
#   Pos Malaysia Bhd............................................    93,200   41,290
    Press Metal Aluminium Holdings Bhd..........................   343,839  395,367
    Protasco Bhd................................................   140,000    9,481
    Public Bank Bhd.............................................   175,340  954,540
    QL Resources Bhd............................................   172,705  284,757
    Ranhill Holdings Bhd........................................   141,000   39,900
    RGB International Bhd.......................................   757,485   38,554
    RHB Bank Bhd................................................   215,943  311,512
    Salcon Bhd..................................................   239,742   16,533
*   Sapura Energy Bhd........................................... 1,974,743  154,789
    Sarawak Oil Palms Bhd.......................................    77,957   49,361
    Scientex Bhd................................................   124,600  257,621
#   Serba Dinamik Holdings Bhd..................................   192,700  195,002
    Shangri-La Hotels Malaysia Bhd..............................    15,100   19,906
    Sime Darby Bhd..............................................   265,822  149,308
    Sime Darby Plantation Bhd...................................   183,822  229,141
    Sime Darby Property Bhd.....................................   166,422   44,689
    SKP Resources Bhd...........................................   386,500  128,975
    SP Setia Bhd Group..........................................   123,424   67,743
    Star Media Group Bhd........................................    50,500    8,623
*   Sumatec Resources Bhd.......................................   598,000    1,455
    Sunway Bhd..................................................   416,821  168,475
#   Sunway Construction Group Bhd...............................   111,780   54,096
    Supermax Corp. Bhd..........................................   452,100  165,309
    Suria Capital Holdings Bhd..................................    19,320    6,642
    Syarikat Takaful Malaysia Keluarga Bhd......................   107,200  157,337
    Ta Ann Holdings Bhd.........................................    80,257   45,642
    TA Enterprise Bhd...........................................   333,600   52,457
    TA Global Bhd...............................................   444,500   29,018
#   Taliworks Corp. Bhd.........................................   150,500   36,729
    Tambun Indah Land Bhd.......................................    80,300   15,444

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
MALAYSIA -- (Continued)
    Tan Chong Motor Holdings Bhd................................   100,000 $    39,408
    TDM Bhd.....................................................   302,940      15,380
    Telekom Malaysia Bhd........................................   193,648     136,425
    Tenaga Nasional Bhd.........................................   105,350     313,535
    Thong Guan Industries Bhd...................................    23,200      15,106
    TIME dotCom Bhd.............................................    47,300     102,386
*   Tiong NAM Logistics Holdings................................    46,920       6,756
    TMC Life Sciences Bhd.......................................    72,700      13,453
#   Top Glove Corp. Bhd.........................................   419,200     494,047
    Tropicana Corp. Bhd.........................................   204,663      43,062
    TSH Resources Bhd...........................................   164,100      40,946
    Tune Protect Group Bhd......................................   178,800      30,110
    Uchi Technologies Bhd.......................................    52,600      36,315
    UEM Edgenta Bhd.............................................    78,600      54,966
    UEM Sunrise Bhd.............................................   806,058     181,454
    UMW Holdings Bhd............................................    75,400      99,482
    United Plantations Bhd......................................    11,300      73,041
    UOA Development Bhd.........................................   259,900     142,011
*   Velesto Energy Bhd.......................................... 1,276,083      91,167
    ViTrox Corp. Bhd............................................    12,200      21,167
*   Vizione Holdings Bhd........................................   104,700      28,133
    VS Industry Bhd.............................................   839,875     232,049
*   Wah Seong Corp. Bhd.........................................   104,398      18,683
    WCT Holdings Bhd............................................   472,041     121,025
    Westports Holdings Bhd......................................   139,800     128,757
    WTK Holdings Bhd............................................    72,500      11,142
    Yinson Holdings Bhd.........................................   240,900     282,099
    YNH Property Bhd............................................   134,015      53,859
    YTL Corp. Bhd............................................... 1,701,762     464,447
    YTL Power International Bhd.................................   349,503      75,203
                                                                           -----------
TOTAL MALAYSIA..................................................            24,753,716
                                                                           -----------
MEXICO -- (0.8%)
    Alfa S.A.B. de C.V., Class A................................ 1,725,090   1,738,034
    Alpek S.A.B. de C.V.........................................   236,508     290,056
    Alsea S.A.B. de C.V.........................................   243,821     544,545
    America Movil S.A.B. de C.V., Sponsored ADR, Class L........    25,067     370,240
    America Movil S.A.B. de C.V., Series L...................... 1,039,945     771,823
    Arca Continental S.A.B. de C.V..............................   114,633     651,901
*   Axtel S.A.B. de C.V.........................................   593,377      73,242
    Banco del Bajio SA..........................................    48,437     104,116
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, ADR.............................     6,817      57,467
    Banco Santander Mexico SA Institucion de Banca Multiple
      Grupo Financiero Santand, Class B.........................   331,102     555,919
    Becle S.A.B. de C.V.........................................    88,536     136,649
    Bolsa Mexicana de Valores S.A.B. de C.V.....................   223,741     460,517
*   Cemex S.A.B. de C.V......................................... 2,319,321   1,074,159
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR...............     4,452     285,462
    Coca-Cola Femsa S.A.B. de C.V...............................    13,300      84,594
    Consorcio ARA S.A.B. de C.V., Series *......................   305,857      81,475
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR......    15,370     140,943
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A..    25,993      23,693
    Corp. Inmobiliaria Vesta S.A.B. de C.V......................   201,577     316,331
    Corp. Moctezuma S.A.B. de C.V...............................    73,800     234,935
    Credito Real S.A.B. de C.V. SOFOM ER........................    85,587      98,870
    El Puerto de Liverpool S.A.B. de C.V........................    30,360     196,403
*   Empresas ICA S.A.B. de C.V..................................   117,564         652
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR...........    32,800       3,028

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
MEXICO -- (Continued)
    Fomento Economico Mexicano S.A.B. de C.V....................  23,152 $   226,272
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR....     527      51,430
*   Genomma Lab Internacional S.A.B. de C.V., Class B........... 450,602     360,810
    Gentera S.A.B. de C.V....................................... 471,339     430,869
    Gruma S.A.B. de C.V., Class B...............................  75,569     755,381
*   Grupo Aeromexico S.A.B. de C.V.............................. 104,243     106,015
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.......... 179,878   1,107,766
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR........   9,537     966,766
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B....  33,125     335,658
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR.........   5,100     839,205
    Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B.....   2,400      39,412
    Grupo Bimbo S.A.B. de C.V., Class A......................... 222,900     495,000
    Grupo Carso S.A.B. de C.V., Series A1.......................  76,516     297,059
    Grupo Cementos de Chihuahua S.A.B. de C.V...................  47,506     272,089
    Grupo Comercial Chedraui S.A. de C.V........................ 184,226     362,471
    Grupo Elektra S.A.B. de C.V.................................  13,973     744,431
*   Grupo Famsa S.A.B. de C.V., Class A......................... 110,408      37,855
    Grupo Financiero Banorte S.A.B. de C.V...................... 262,897   1,665,768
    Grupo Financiero Inbursa S.A.B. de C.V...................... 427,783     653,710
*   Grupo GICSA SAB de CV....................................... 109,089      34,814
    Grupo Herdez S.A.B. de C.V., Series *....................... 128,128     275,819
    Grupo Industrial Saltillo S.A.B. de C.V.....................   7,200       8,071
    Grupo Lala S.A.B. de C.V....................................  93,077     124,412
    Grupo Lamosa S.A.B. de C.V..................................  35,276      63,071
    Grupo Mexico S.A.B. de C.V., Series B....................... 777,552   2,282,484
*   Grupo Pochteca S.A.B. de C.V................................   3,616       1,210
    Grupo Sanborns S.A.B. de C.V................................  53,862      53,414
*   Grupo Simec S.A.B. de C.V., Sponsored ADR...................   1,049       9,588
*   Grupo Simec S.A.B. de C.V., Series B........................  35,729     109,612
    Grupo Televisa S.A.B., Sponsored ADR........................  23,672     240,034
    Grupo Televisa S.A.B., Series CPO........................... 364,917     743,395
*   Grupo Traxion S.A.B. de C.V.................................  33,240      24,915
*   Hoteles City Express S.A.B. de C.V.......................... 153,821     158,302
*   Impulsora del Desarrollo y el Empleo en America Latina
      S.A.B. de C.V............................................. 133,290     246,749
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR............     266      13,034
    Industrias Bachoco S.A.B. de C.V., Series B.................  77,686     317,788
*   Industrias CH S.A.B. de C.V., Series B......................  83,707     391,960
    Industrias Penoles S.A.B. de C.V............................  52,736     606,425
    Infraestructura Energetica Nova S.A.B. de C.V...............  45,203     197,548
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A............ 255,812     441,787
*   La Comer S.A.B. de C.V...................................... 244,373     279,722
    Megacable Holdings S.A.B. de C.V............................ 176,278     774,562
    Mexichem S.A.B. de C.V...................................... 480,909   1,116,927
*   Minera Frisco S.A.B. de C.V., Class A1......................  88,464      18,899
    Nemak S.A.B. de C.V......................................... 320,074     175,927
*   Organizacion Cultiba S.A.B. de C.V..........................  12,061      10,688
*   Organizacion Soriana S.A.B. de C.V., Class B................ 151,399     183,361
    Promotora y Operadora de Infraestructura S.A.B. de C.V......  57,834     586,981
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L...................................................   2,632      17,285
    Qualitas Controladora S.A.B. de C.V.........................  57,781     153,766
    Regional S.A.B. de C.V...................................... 124,507     673,836
*   Telesites S.A.B. de C.V..................................... 437,806     299,064
    TV Azteca S.A.B. de C.V..................................... 471,517      51,236
    Unifin Financiera S.A.B. de C.V. SOFOM ENR..................  43,871      98,120
    Vitro S.A.B. de C.V., Series A..............................  16,205      45,732
    Wal-Mart de Mexico S.A.B. de C.V............................ 226,538     665,594
                                                                         -----------
TOTAL MEXICO....................................................          29,539,153
                                                                         -----------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
NETHERLANDS -- (2.1%)
    Aalberts NV.................................................    56,572 $2,225,817
    ABN AMRO Group NV...........................................    74,475  1,754,056
    Accell Group NV.............................................    10,504    299,498
    Aegon NV....................................................   225,648  1,177,917
    Aegon NV....................................................    92,762    482,362
*   AFC Ajax NV.................................................       546     11,985
    Akzo Nobel NV...............................................    57,385  4,875,738
*   Altice Europe NV............................................    17,214     54,628
*   Altice Europe NV, Class B...................................     5,112     16,149
    AMG Advanced Metallurgical Group NV.........................    20,713    629,738
    Amsterdam Commodities NV....................................     8,922    203,392
    APERAM SA...................................................    23,132    713,641
    Arcadis NV..................................................    34,408    650,159
    ArcelorMittal...............................................     6,911    150,356
    ArcelorMittal...............................................    72,449  1,582,285
    ASM International NV........................................    21,236  1,447,857
    ASML Holding NV.............................................    24,437  5,103,039
    ASR Nederland NV............................................    51,777  2,303,768
*   Basic-Fit NV................................................     9,579    340,013
    BE Semiconductor Industries NV..............................    50,536  1,455,719
*   Beter Bed Holding NV........................................     7,640     37,464
    BinckBank NV................................................    27,641    196,143
    Boskalis Westminster........................................    42,580  1,168,611
    Brunel International NV.....................................     6,552    106,320
*   Coca-Cola European Partners P.L.C...........................    36,858  1,971,413
    Corbion NV..................................................    40,161  1,284,745
    ForFarmers NV...............................................    13,965    119,404
*   Fugro NV....................................................    36,135    329,339
    GrandVision NV..............................................    24,330    547,512
*   Heijmans NV.................................................     9,654    109,611
    Heineken NV.................................................    22,194  2,399,334
    Hunter Douglas NV...........................................     1,878    132,677
    IMCD NV.....................................................    12,404  1,002,916
    ING Groep NV, Sponsored ADR.................................   157,227  2,006,216
    ING Groep NV................................................   202,247  2,580,677
    Intertrust NV...............................................    26,987    512,982
    KAS Bank NV.................................................     5,395     75,474
    Kendrion NV.................................................     7,990    196,117
    Koninklijke Ahold Delhaize NV, Sponsored ADR................       787     18,953
    Koninklijke Ahold Delhaize NV...............................   233,772  5,634,276
    Koninklijke BAM Groep NV....................................   107,589    525,402
    Koninklijke DSM NV..........................................    47,031  5,379,013
    Koninklijke KPN NV.......................................... 1,131,446  3,477,334
    Koninklijke Philips NV......................................    36,228  1,557,804
    Koninklijke Vopak NV........................................    34,574  1,543,834
    Nederland Apparatenfabriek..................................     2,302    128,462
    NN Group NV.................................................    54,949  2,397,954
*   OCI NV......................................................    33,717    979,273
    Ordina NV...................................................    48,363    103,545
    PostNL NV...................................................   171,583    445,079
    Randstad NV.................................................    66,959  3,829,467
    SBM Offshore NV.............................................    92,151  1,709,992
    Signify NV..................................................    47,475  1,424,698
    Sligro Food Group NV........................................    13,043    476,679
    TKH Group NV................................................    26,570  1,429,546
*   TomTom NV...................................................    50,884    439,838
    Unilever NV.................................................    52,594  3,182,463
    Unilever NV.................................................    15,787    955,185
    Van Lanschot Kempen NV......................................     5,395    140,485

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
NETHERLANDS -- (Continued)
    Wessanen....................................................  40,223 $   522,212
    Wolters Kluwer NV...........................................  70,283   4,905,576
                                                                         -----------
TOTAL NETHERLANDS...............................................          81,462,142
                                                                         -----------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd............................................ 129,455   1,455,281
    Air New Zealand, Ltd........................................ 375,730     672,849
    Auckland International Airport, Ltd.........................  91,516     487,201
    Chorus, Ltd................................................. 191,067     764,703
    Chorus, Ltd., ADR...........................................   2,187      43,303
    Comvita, Ltd................................................   4,222      11,729
    Contact Energy, Ltd.........................................  53,899     241,976
    EBOS Group, Ltd.............................................  24,857     355,615
    Fisher & Paykel Healthcare Corp., Ltd.......................  98,156   1,038,378
    Fletcher Building, Ltd...................................... 104,784     361,014
    Fletcher Building, Ltd......................................  12,299      42,539
    Fonterra Co-operative Group, Ltd............................  16,111      45,756
    Freightways, Ltd............................................  56,517     321,246
    Genesis Energy, Ltd......................................... 115,929     236,604
    Gentrack Group, Ltd.........................................   5,110      18,769
    Hallenstein Glasson Holdings, Ltd...........................   9,906      32,623
    Heartland Group Holdings, Ltd............................... 132,370     137,217
    Infratil, Ltd............................................... 140,152     406,209
    Kathmandu Holdings, Ltd.....................................  34,605      54,340
    Mainfreight, Ltd............................................  31,997     748,270
    Mercury NZ, Ltd.............................................  28,664      70,879
    Meridian Energy, Ltd........................................  67,998     184,708
    Metlifecare, Ltd............................................  59,988     198,221
    Metro Performance Glass, Ltd................................  43,009      12,065
    New Zealand Refining Co., Ltd. (The)........................  70,771      98,374
    NZME, Ltd...................................................  83,243      30,522
    NZX, Ltd....................................................  65,795      44,368
    PGG Wrightson, Ltd..........................................   8,757       3,098
    Port of Tauranga, Ltd.......................................  37,400     147,445
*   Pushpay Holdings, Ltd.......................................   5,451      13,775
    Restaurant Brands New Zealand, Ltd..........................   9,039      51,384
    Ryman Healthcare, Ltd.......................................  41,494     336,966
    Sanford, Ltd................................................  16,333      74,432
    Scales Corp., Ltd...........................................  45,399     150,945
    Skellerup Holdings, Ltd.....................................  53,927      78,868
    SKY Network Television, Ltd................................. 415,308     338,899
    SKYCITY Entertainment Group, Ltd............................ 295,923     806,423
    Spark New Zealand, Ltd...................................... 421,958   1,035,347
    Steel & Tube Holdings, Ltd..................................  99,869      82,703
    Summerset Group Holdings, Ltd............................... 114,665     429,825
*   Synlait Milk, Ltd...........................................  13,992      98,844
    Tourism Holdings, Ltd.......................................  60,177     162,442
*   TOWER, Ltd..................................................  87,000      45,270
    Trade Me Group, Ltd......................................... 120,753     518,855
    Trustpower, Ltd.............................................  13,045      60,523
    Vector, Ltd.................................................  54,504     133,571
    Vista Group International, Ltd..............................  16,696      56,234
    Warehouse Group, Ltd. (The).................................  43,907      62,724
    Z Energy, Ltd............................................... 141,377     597,761
                                                                         -----------
TOTAL NEW ZEALAND...............................................          13,401,093
                                                                         -----------
NORWAY -- (0.7%)
    ABG Sundal Collier Holding ASA.............................. 241,840     120,674

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
NORWAY -- (Continued)
*   Adevinta ASA, Class A.......................................     3,700 $   37,320
*   Adevinta ASA, Class B.......................................     3,700     36,402
    AF Gruppen ASA..............................................     3,951     70,368
*   Akastor ASA.................................................    70,814    109,500
    Aker ASA, Class A...........................................     5,131    351,557
    Aker BP ASA.................................................    38,985  1,286,796
*   Aker Solutions ASA..........................................    59,470    305,318
    American Shipping Co. ASA...................................    21,848     86,523
*   Archer, Ltd.................................................    52,769     34,003
    Atea ASA....................................................    37,610    537,644
    Austevoll Seafood ASA.......................................    48,750    567,931
*   Avance Gas Holding, Ltd.....................................    18,822     53,680
*   Axactor SE..................................................    45,745    111,642
    Bakkafrost P/F..............................................     9,791    502,898
    Bonheur ASA.................................................     9,038    145,063
    Borregaard ASA..............................................    47,678    484,024
*   BW LPG, Ltd.................................................    38,229    175,990
*   BW Offshore, Ltd............................................    57,352    319,762
    Data Respons ASA............................................     2,947     10,598
    DNB ASA.....................................................    92,230  1,773,509
    DNO ASA.....................................................   495,483  1,124,906
*   DOF ASA.....................................................    53,590     29,442
    Entra ASA...................................................    20,937    303,891
    Equinor ASA.................................................   156,357  3,485,452
    Equinor ASA, Sponsored ADR..................................    36,145    802,057
    Europris ASA................................................    89,594    279,981
*   FLEX LNG, Ltd...............................................     3,743     51,558
*   Frontline, Ltd..............................................    33,235    276,030
    Gjensidige Forsikring ASA...................................    16,480    320,468
    Golar LNG, Ltd..............................................     3,007     58,757
    Grieg Seafood ASA...........................................    33,933    392,038
*   Hexagon Composites ASA......................................    19,451     91,663
    Hoegh LNG Holdings, Ltd.....................................    12,076     54,968
*   Kongsberg Automotive ASA....................................   187,622    172,330
    Kongsberg Gruppen ASA.......................................     9,843    142,691
    Kvaerner ASA................................................    65,381     91,014
    Leroy Seafood Group ASA.....................................    68,880    498,718
    Mowi ASA....................................................    35,716    774,868
#*  NEL ASA.....................................................   176,376    148,216
*   Nordic Semiconductor ASA....................................     9,590     45,701
    Norsk Hydro ASA.............................................   251,367  1,082,658
    Norway Royal Salmon ASA.....................................     7,658    165,647
*   Norwegian Air Shuttle ASA...................................    38,859    162,838
*   Norwegian Finans Holding ASA................................    44,813    369,250
    Ocean Yield ASA.............................................    30,197    229,500
*   Odfjell Drilling, Ltd.......................................    27,630     95,811
    Odfjell SE, Class A.........................................     2,716      8,894
    Orkla ASA...................................................    26,533    208,245
*   Otello Corp. ASA............................................    32,750     56,489
*   Panoro Energy ASA...........................................    11,211     21,891
*   Petroleum Geo-Services ASA..................................   130,315    289,273
*   PhotoCure ASA...............................................     3,477     19,871
*   Prosafe SE..................................................    16,760     31,594
*   Protector Forsikring ASA....................................    15,508    105,280
*   Q-Free ASA..................................................     7,742      7,086
#*  REC Silicon ASA............................................. 3,984,270    322,689
    Salmar ASA..................................................     8,154    370,883
    Sbanken ASA.................................................     3,765     37,058
    Scatec Solar ASA............................................    44,885    426,365

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
NORWAY -- (Continued)
    Schibsted ASA, Class A......................................     3,700 $    97,201
    Schibsted ASA, Class B......................................     3,700      88,515
    Selvaag Bolig ASA...........................................    18,108     102,804
    Solon Eiendom ASA...........................................     9,046      41,199
*   Solstad Offshore ASA........................................    50,744       8,015
    SpareBank 1 SR-Bank ASA.....................................    56,107     648,722
    Spectrum ASA................................................    17,894     115,719
    Stolt-Nielsen, Ltd..........................................    11,950     149,779
    Storebrand ASA..............................................   144,041   1,217,335
    Subsea 7 SA.................................................    47,072     598,023
    Telenor ASA.................................................    32,927     661,894
    TGS NOPEC Geophysical Co. ASA...............................    40,842   1,067,966
    Tomra Systems ASA...........................................    30,975     934,471
    Veidekke ASA................................................    44,756     500,809
    Wallenius Wilhelmsen ASA....................................    22,907      81,347
    Wilh Wilhelmsen Holding ASA, Class A........................     5,341      96,528
    XXL ASA.....................................................    17,705      54,043
    Yara International ASA......................................     7,517     339,874
                                                                           -----------
TOTAL NORWAY....................................................            27,081,517
                                                                           -----------
PERU -- (0.0%)
    Cementos Pacasmayo SAA, ADR.................................     2,701      25,655
    Credicorp, Ltd..............................................     3,175     752,157
    Grana y Montero SAA, Sponsored ADR..........................    10,766      38,758
                                                                           -----------
TOTAL PERU......................................................               816,570
                                                                           -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc................................   102,430     109,351
    Aboitiz Power Corp..........................................   172,300     124,746
    Alliance Global Group, Inc..................................   893,100     256,426
*   Apex Mining Co., Inc........................................ 1,214,000      30,280
*   Atlas Consolidated Mining & Development Corp................   113,900       6,316
    Ayala Corp..................................................    34,735     602,508
    Ayala Land, Inc.............................................   354,100     333,142
    Bank of the Philippine Islands..............................   110,125     179,427
    BDO Unibank, Inc............................................   115,446     297,226
    Belle Corp.................................................. 1,510,800      70,288
    Bloomberry Resorts Corp..................................... 2,171,800     531,177
    Cebu Air, Inc...............................................   108,820     171,223
*   CEMEX Holdings Philippines, Inc.............................   387,000      16,114
    Century Pacific Food, Inc...................................   310,200      91,148
    Century Properties Group, Inc...............................   730,005       7,005
    Chelsea Logistics Holdings Corp.............................   204,500      22,392
    China Banking Corp..........................................   121,067      61,657
    Cosco Capital, Inc.......................................... 1,123,900     161,133
    D&L Industries, Inc.........................................   707,400     148,309
    DMCI Holdings, Inc.......................................... 1,700,550     364,282
*   DoubleDragon Properties Corp................................   159,060      76,848
    Eagle Cement Corp...........................................   145,700      44,335
*   East West Banking Corp......................................   301,150      67,258
*   EEI Corp....................................................   181,100      32,152
    Emperador, Inc..............................................   390,600      55,708
    Filinvest Land, Inc......................................... 4,810,000     142,119
    First Gen Corp..............................................   364,800     154,877
    First Philippine Holdings Corp..............................   105,830     159,997
*   Global Ferronickel Holdings, Inc............................   222,352       6,487
    Globe Telecom, Inc..........................................     7,340     250,879
    GT Capital Holdings, Inc....................................     7,926     131,678

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
PHILIPPINES -- (Continued)
    Holcim Philippines, Inc.....................................   278,700 $    67,855
    Integrated Micro-Electronics, Inc...........................   248,579      49,619
    International Container Terminal Services, Inc..............   171,360     415,726
    JG Summit Holdings, Inc.....................................   326,630     413,580
    Jollibee Foods Corp.........................................    36,420     212,888
    Lopez Holdings Corp.........................................   806,300      74,554
    LT Group, Inc...............................................   504,600     155,370
    MacroAsia Corp..............................................    46,100      19,512
    Manila Electric Co..........................................    18,880     139,680
    Manila Water Co., Inc.......................................   342,200     148,192
    Max's Group, Inc............................................   167,800      48,294
    Megawide Construction Corp..................................   364,300     155,918
    Megaworld Corp.............................................. 3,026,500     325,382
    Metro Pacific Investments Corp.............................. 2,131,800     186,997
    Metro Retail Stores Group, Inc..............................   155,000      10,212
    Metropolitan Bank & Trust Co................................   103,252     147,191
    Nickel Asia Corp............................................ 1,291,660      59,486
    Pepsi-Cola Products Philippines, Inc........................   343,700       8,484
    Petron Corp................................................. 1,103,700     131,262
    Philex Mining Corp..........................................   516,300      30,718
*   Philippine National Bank....................................   149,065     150,138
    Philippine Stock Exchange, Inc. (The).......................       312       1,081
    Phinma Energy Corp..........................................   357,000      10,961
    Phoenix Petroleum Philippines, Inc..........................   130,700      30,245
    Pilipinas Shell Petroleum Corp..............................   144,130     125,131
    PLDT, Inc., Sponsored ADR...................................     5,222     123,500
    PLDT, Inc...................................................     7,325     172,806
    Premium Leisure Corp........................................ 1,877,000      26,314
    Puregold Price Club, Inc....................................   265,800     213,949
*   PXP Energy Corp.............................................    44,700       6,948
    RFM Corp....................................................   196,000      18,253
    Rizal Commercial Banking Corp...............................   125,767      62,739
    Robinsons Land Corp......................................... 1,018,978     478,740
    Robinsons Retail Holdings, Inc..............................   117,470     175,819
    San Miguel Corp.............................................   148,420     514,408
    San Miguel Food and Beverage, Inc...........................    61,160     136,053
    Security Bank Corp..........................................    71,994     248,719
    Semirara Mining & Power Corp................................   545,140     249,503
    SM Investments Corp.........................................     1,355      24,721
    SM Prime Holdings, Inc......................................   188,826     150,308
    SSI Group, Inc..............................................   485,000      28,394
    Starmalls, Inc..............................................    58,000       7,617
    STI Education Systems Holdings, Inc.........................   634,000       8,151
*   Top Frontier Investment Holdings, Inc.......................     3,465      17,857
*   Travellers International Hotel Group, Inc...................   112,000      12,103
    Union Bank Of Philippines...................................    77,815      90,991
    Universal Robina Corp.......................................    76,820     224,399
    Vista Land & Lifescapes, Inc................................ 2,668,100     374,474
    Wilcon Depot, Inc...........................................   161,800      51,804
                                                                           -----------
TOTAL PHILIPPINES...............................................            11,243,534
                                                                           -----------
POLAND -- (0.3%)
    Agora SA....................................................     8,317      27,231
*   Alior Bank SA...............................................    32,971     507,814
    Amica SA....................................................       814      27,655
*   AmRest Holdings SE..........................................    11,722     126,558
    Asseco Poland SA............................................    30,072     417,626
    Bank Handlowy w Warszawie SA................................     5,128      83,483
*   Bank Millennium SA..........................................   158,532     400,545

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
POLAND -- (Continued)
*   Bank Ochrony Srodowiska SA..................................     4,661 $     8,694
    Bank Pekao SA...............................................     3,814     113,833
*   Bioton SA...................................................     9,806      11,930
*   Boryszew SA.................................................    54,851      64,795
    Budimex SA..................................................     3,576     138,020
    CCC SA......................................................     3,708     201,668
*   CD Projekt SA...............................................     4,334     243,894
    Ciech SA....................................................    19,145     240,052
    ComArch SA..................................................       886      43,415
*   Cyfrowy Polsat SA...........................................    91,821     637,457
*   Dino Polska SA..............................................     4,626     153,601
    Dom Development SA..........................................     1,479      31,346
*   Enea SA.....................................................   112,213     224,668
*   Energa SA...................................................    40,209      78,956
    Eurocash SA.................................................    17,727     100,874
*   Fabryki Mebli Forte SA......................................     1,025       7,386
    Famur SA....................................................    94,887     120,688
*   Getin Noble Bank SA.........................................   122,278      15,407
    Globe Trade Centre SA.......................................    21,396      49,429
    Grupa Azoty SA..............................................    14,635     158,563
    Grupa Kety SA...............................................     2,790     253,006
    Grupa Lotos SA..............................................    60,449   1,317,061
*   Impexmetal SA...............................................    38,718      42,150
    ING Bank Slaski SA..........................................     4,169     210,505
    Inter Cars SA...............................................     1,915     109,210
*   Jastrzebska Spolka Weglowa SA...............................    27,276     415,237
    Kernel Holding SA...........................................    23,532     326,856
*   KGHM Polska Miedz SA........................................    38,203   1,031,497
    LC Corp. SA.................................................   100,816      66,961
    LPP SA......................................................       181     405,839
*   Lubelski Wegiel Bogdanka SA.................................     6,074      64,454
    mBank SA....................................................     2,316     268,706
*   Netia SA....................................................    53,536      69,771
    Neuca SA....................................................       914      65,941
*   Orange Polska SA............................................   161,071     208,285
    Pfleiderer Group SA.........................................     1,100       7,176
*   PGE Polska Grupa Energetyczna SA............................   169,440     421,827
*   PKP Cargo SA................................................    10,504     122,675
*   Polnord SA..................................................     9,078      16,299
    Polski Koncern Naftowy Orlen S.A............................    54,564   1,400,902
    Polskie Gornictwo Naftowe i Gazownictwo SA..................   101,680     154,622
    Powszechna Kasa Oszczednosci Bank Polski SA.................    14,502     149,267
    Powszechny Zaklad Ubezpieczen SA............................    24,594     270,714
*   Rafako SA...................................................    19,463       9,680
    Santander Bank Polska SA....................................     1,804     187,617
    Stalexport Autostrady SA....................................    27,758      25,317
    Stalprodukt SA..............................................       407      36,786
*   Tauron Polska Energia SA....................................   486,893     220,835
*   VRG SA......................................................    23,900      25,361
    Warsaw Stock Exchange.......................................    14,142     154,314
    Wawel SA....................................................        43       8,319
                                                                           -----------
TOTAL POLAND....................................................            12,302,778
                                                                           -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA...............................................    42,109     330,147
*   Banco Comercial Portugues SA, Class R....................... 3,291,327     923,852
    CTT-Correios de Portugal SA.................................    45,285     128,417
    EDP - Energias de Portugal SA...............................   150,256     570,171
    EDP Renovaveis SA...........................................    55,261     549,500

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
PORTUGAL -- (Continued)
    Galp Energia SGPS SA........................................  81,676 $ 1,369,402
    Jeronimo Martins SGPS SA....................................  31,231     509,020
*   Mota-Engil SGPS SA..........................................  67,336     179,506
    Navigator Co. SA (The)...................................... 109,729     485,200
    NOS SGPS SA................................................. 177,258   1,191,326
    REN - Redes Energeticas Nacionais SGPS SA...................  96,743     276,915
    Semapa-Sociedade de Investimento e Gestao...................  14,032     230,229
    Sonae Capital SGPS SA.......................................  50,652      51,871
    Sonae SGPS SA............................................... 430,226     479,991
*   Teixeira Duarte SA..........................................  25,644       4,189
                                                                         -----------
TOTAL PORTUGAL..................................................           7,279,736
                                                                         -----------
RUSSIA -- (0.3%)
    Etalon Group P.L.C., GDR....................................  36,272      67,236
    Etalon Group P.L.C., GDR....................................  25,285      46,777
    Gazprom PJSC, Sponsored ADR................................. 245,653   1,228,101
    Gazprom PJSC, Sponsored ADR.................................  21,000     105,420
    Globaltrans Investment P.L.C., GDR..........................  12,202     117,936
    Globaltrans Investment P.L.C., GDR..........................  11,492     111,128
*   Lenta, Ltd.................................................. 111,377     399,287
*   Lenta, Ltd., GDR............................................  12,540      44,982
    Lukoil PJSC, Sponsored ADR(BYZF386).........................  10,059     860,044
    Lukoil PJSC, Sponsored ADR(BYZDW2900).......................   7,792     661,593
    Magnitogorsk Iron & Steel Works PJSC, GDR...................  38,822     345,884
*   Mail.Ru Group, Ltd., GDR....................................   1,419      32,732
*   Mail.Ru Group, Ltd., GDR....................................   7,458     172,280
*   Mechel PJSC, Sponsored ADR..................................  16,260      34,146
    MMC Norilsk Nickel PJSC, ADR................................  10,015     224,386
    MMC Norilsk Nickel PJSC, ADR................................   9,287     206,484
    Novatek PJSC, GDR...........................................     838     161,673
    Novatek PJSC, GDR...........................................     588     113,308
    Novolipetsk Steel PJSC, GDR.................................  16,393     432,973
    PhosAgro PJSC, GDR..........................................   8,962     113,095
    Ros Agro P.L.C., GDR........................................   3,044      34,893
    Ros Agro P.L.C., GDR........................................   5,574      63,878
    Rosneft Oil Co. PJSC, GDR................................... 167,272   1,112,693
    Rosneft Oil Co. PJSC, GDR...................................  56,263     374,903
    Rostelecom PJSC, Sponsored ADR..............................   8,483      57,388
    Rostelecom PJSC, Sponsored ADR..............................   7,748      53,310
    RusHydro PJSC, ADR.......................................... 218,605     172,028
    Sberbank of Russia PJSC, Sponsored ADR......................  96,521   1,383,523
    Sberbank of Russia PJSC, Sponsored ADR......................  30,116     435,176
    Severstal PJSC, GDR.........................................  15,052     243,882
    Tatneft PJSC, Sponsored ADR.................................   8,623     607,208
    Tatneft PJSC, Sponsored ADR.................................   9,049     635,918
    TMK PJSC, GDR...............................................  66,893     244,828
    TMK PJSC, GDR...............................................   3,193      11,693
    VEON, Ltd................................................... 130,039     304,291
    VTB Bank PJSC, GDR..........................................  80,161      89,654
    VTB Bank PJSC, GDR.......................................... 324,250     361,863
    X5 Retail Group NV, GDR.....................................  12,244     371,826
    X5 Retail Group NV, GDR.....................................   2,928      88,865
                                                                         -----------
TOTAL RUSSIA....................................................          12,127,285
                                                                         -----------
SINGAPORE -- (0.8%)
    Accordia Golf Trust......................................... 283,200     126,064
    AEM Holdings, Ltd...........................................  49,200      41,316
    Amara Holdings, Ltd.........................................  25,000       9,189

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SINGAPORE -- (Continued)
    Aspial Corp., Ltd...........................................    58,100 $    7,574
    Avarga, Ltd.................................................    64,000     11,068
    Banyan Tree Holdings, Ltd...................................   203,300     85,243
    Best World International, Ltd...............................   114,600    136,499
    Bonvests Holdings, Ltd......................................    22,000     21,013
    Boustead Projects, Ltd......................................    15,189     10,494
    Boustead Singapore, Ltd.....................................   179,533    106,282
    BreadTalk Group, Ltd........................................    54,000     33,558
    Bukit Sembawang Estates, Ltd................................    42,600    178,490
    Bund Center Investment, Ltd.................................    64,750     28,350
    CapitaLand, Ltd.............................................   431,400  1,121,041
    Centurion Corp., Ltd........................................   128,700     41,196
    China Aviation Oil Singapore Corp., Ltd.....................   132,800    134,096
    China Sunsine Chemical Holdings, Ltd........................   115,000     98,301
    Chip Eng Seng Corp., Ltd....................................   201,000    117,502
    CITIC Envirotech, Ltd.......................................   523,900    154,023
    City Developments, Ltd......................................    72,200    475,233
    Civmec, Ltd.................................................    16,000      4,234
    ComfortDelGro Corp., Ltd....................................   434,000    859,616
*   COSCO Shipping International Singapore Co., Ltd.............   119,200     31,191
    CSE Global, Ltd.............................................    83,500     32,244
    Dairy Farm International Holdings, Ltd......................    24,100    188,790
    DBS Group Holdings, Ltd.....................................    51,552  1,072,046
*   Del Monte Pacific, Ltd......................................   179,159     17,927
    Delfi, Ltd..................................................     7,000      6,959
    Duty Free International, Ltd................................    91,400     13,055
*   Dyna-Mac Holdings, Ltd......................................   150,000     11,564
    Elec & Eltek International Co., Ltd.........................     5,000      6,887
*   Ezion Holdings, Ltd......................................... 1,747,154     55,237
#*  Ezra Holdings, Ltd..........................................   767,465      5,828
    Far East Orchard, Ltd.......................................    34,076     31,841
    First Resources, Ltd........................................   218,400    293,812
    Food Empire Holdings, Ltd...................................   131,300     52,604
    Fragrance Group, Ltd........................................   206,000     20,277
    Frasers Property, Ltd.......................................   103,600    141,773
    Frencken Group, Ltd.........................................   147,500     71,726
*   Gallant Venture, Ltd........................................   282,900     26,565
    Genting Singapore, Ltd......................................   528,100    382,934
    Geo Energy Resources, Ltd...................................   267,800     34,487
    GL, Ltd.....................................................   132,000     77,170
    Golden Agri-Resources, Ltd.................................. 2,988,200    635,357
    Golden Energy & Resources, Ltd..............................   117,900     20,389
    Great Eastern Holdings, Ltd.................................     5,600    106,885
    GuocoLand, Ltd..............................................   120,266    172,493
    Halcyon Agri Corp., Ltd.....................................   115,356     44,101
    Health Management International, Ltd........................    70,800     27,882
    Hiap Hoe, Ltd...............................................    39,000     24,540
    Hi-P International, Ltd.....................................   139,000    149,556
    Ho Bee Land, Ltd............................................    93,800    175,940
    Hong Fok Corp., Ltd.........................................   141,220     92,046
*   Hong Leong Asia, Ltd........................................   145,600     59,979
    Hong Leong Finance, Ltd.....................................    10,600     21,675
    Hongkong Land Holdings, Ltd.................................   108,000    754,045
    Hotel Grand Central, Ltd....................................    41,908     42,383
    Hutchison Port Holdings Trust............................... 2,379,800    559,036
*   Hyflux, Ltd.................................................   291,500      7,375
    iFAST Corp., Ltd............................................    57,100     46,997
    Indofood Agri Resources, Ltd................................   175,000     36,057
    Japfa, Ltd..................................................   260,400    122,744

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SINGAPORE -- (Continued)
    Jardine Cycle & Carriage, Ltd...............................     9,655 $  252,289
    Keppel Corp., Ltd...........................................   213,800  1,065,452
    Keppel Infrastructure Trust.................................   836,215    292,048
    Koh Brothers Group, Ltd.....................................    48,000      8,672
    KSH Holdings, Ltd...........................................    66,000     25,746
    Lian Beng Group, Ltd........................................   154,500     59,636
    Low Keng Huat Singapore, Ltd................................    66,000     26,706
    Mandarin Oriental International, Ltd........................    21,800     42,087
    Memtech International, Ltd..................................    20,500     15,855
*   Midas Holdings, Ltd.........................................   550,500     14,571
*   mm2 Asia, Ltd...............................................   135,400     27,436
    Nera Telecommunications, Ltd................................    53,000     12,074
*   Oceanus Group, Ltd.......................................... 2,196,800      4,867
    Olam International, Ltd.....................................   164,100    238,795
    OUE, Ltd....................................................   151,300    195,867
    Oversea-Chinese Banking Corp., Ltd..........................   412,350  3,673,315
    Oxley Holdings, Ltd.........................................   417,368     99,511
    Pan-United Corp., Ltd.......................................    53,750     12,635
    Penguin International, Ltd..................................    41,666     13,768
    Perennial Real Estate Holdings, Ltd.........................    18,900      9,241
    Q&M Dental Group Singapore, Ltd.............................    94,100     32,861
    QAF, Ltd....................................................    92,707     57,283
*   Raffles Education Corp., Ltd................................   143,481      9,721
    Raffles Medical Group, Ltd..................................    52,473     41,675
    RHT Health Trust............................................   271,700      3,594
    Riverstone Holdings, Ltd....................................    67,000     50,688
    SATS, Ltd...................................................   142,070    546,406
    SBS Transit, Ltd............................................    18,200     53,948
    Sembcorp Industries, Ltd....................................   660,100  1,290,921
*   Sembcorp Marine, Ltd........................................    87,400    109,872
    Sheng Siong Group, Ltd......................................   210,900    159,751
    SIA Engineering Co., Ltd....................................    18,800     34,583
    SIIC Environment Holdings, Ltd..............................   409,000     93,386
    Sinarmas Land, Ltd..........................................   520,200     99,474
    Sing Holdings, Ltd..........................................    16,000      4,698
    Singapore Airlines, Ltd.....................................   211,500  1,507,007
    Singapore Exchange, Ltd.....................................    80,400    436,546
    Singapore Post, Ltd.........................................   758,900    580,144
    Singapore Technologies Engineering, Ltd.....................   154,900    451,379
    Singapore Telecommunications, Ltd...........................   390,000    909,809
*   Sino Grandness Food Industry Group, Ltd.....................   226,909      8,188
    Stamford Land Corp., Ltd....................................   150,000     53,995
    StarHub, Ltd................................................   209,100    238,454
    Sunningdale Tech, Ltd.......................................    88,300     87,086
*   Swiber Holdings, Ltd........................................   105,749      1,586
    Tai Sin Electric, Ltd.......................................    51,900     12,362
*   Thomson Medical Group, Ltd..................................   380,900     21,025
    Tuan Sing Holdings, Ltd.....................................   227,138     65,127
    UMS Holdings, Ltd...........................................   195,000    104,870
    United Engineers, Ltd.......................................   219,200    407,876
    United Industrial Corp., Ltd................................   103,613    241,324
    United Overseas Bank, Ltd...................................   173,892  3,561,042
    UOB-Kay Hian Holdings, Ltd..................................    76,317     71,323
    UOL Group, Ltd..............................................   142,255    793,962
    Valuetronics Holdings, Ltd..................................   371,680    187,212
    Venture Corp., Ltd..........................................   103,600  1,299,264
    Vicom, Ltd..................................................     2,600     13,000
    Wee Hur Holdings, Ltd.......................................   112,500     18,609
    Wilmar International, Ltd...................................   176,800    472,831

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
SINGAPORE -- (Continued)
    Wing Tai Holdings, Ltd......................................   211,800 $   319,627
    Yeo Hiap Seng, Ltd..........................................     7,067       5,123
*   Yongnam Holdings, Ltd.......................................   124,875      16,409
                                                                           -----------
TOTAL SINGAPORE.................................................            30,039,391
                                                                           -----------
SOUTH AFRICA -- (1.9%)
    Absa Group, Ltd.............................................   216,901   2,498,628
    Adcock Ingram Holdings, Ltd.................................    37,617     173,545
*   Adcorp Holdings, Ltd........................................    30,200      46,221
    Advtech, Ltd................................................   277,790     263,558
    AECI, Ltd...................................................    68,185     455,738
    African Oxygen, Ltd.........................................    57,335      87,914
*   African Phoenix Investments, Ltd............................   160,097       6,413
    African Rainbow Minerals, Ltd...............................    56,227     669,770
    Afrimat, Ltd................................................    14,318      30,548
    Alexander Forbes Group Holdings, Ltd........................   384,692     146,804
    Allied Electronics Corp., Ltd., Class A.....................    46,162      66,518
    Alviva Holdings, Ltd........................................    57,884      66,568
    Anglo American Platinum, Ltd................................    12,433     628,953
    AngloGold Ashanti, Ltd......................................   104,054   1,238,020
    AngloGold Ashanti, Ltd., Sponsored ADR......................   171,502   2,023,724
*   ArcelorMittal South Africa, Ltd.............................   140,868      30,027
*   Ascendis Health, Ltd........................................    67,523      20,928
    Aspen Pharmacare Holdings, Ltd..............................    45,907     330,801
    Assore, Ltd.................................................    13,290     344,937
    Astral Foods, Ltd...........................................    27,568     349,751
*   Aveng, Ltd.................................................. 2,478,114       3,472
    AVI, Ltd....................................................   146,804     943,514
    Balwin Properties, Ltd......................................    30,346       6,083
    Barloworld, Ltd.............................................   113,993   1,018,240
    Bid Corp., Ltd..............................................    62,747   1,326,533
    Bidvest Group, Ltd. (The)...................................   163,390   2,485,178
*   Blue Label Telecoms, Ltd....................................   196,376      67,504
    Capitec Bank Holdings, Ltd..................................    14,213   1,329,471
    Cashbuild, Ltd..............................................    13,762     252,810
    Caxton and CTP Publishers and Printers, Ltd.................     6,415       3,601
    City Lodge Hotels, Ltd......................................    18,314     154,010
    Clicks Group, Ltd...........................................    58,328     798,285
    Clover Industries, Ltd......................................    55,986      89,511
    Coronation Fund Managers, Ltd...............................    81,420     291,764
    Curro Holdings, Ltd.........................................    28,501      53,139
*   DataTec, Ltd................................................   144,442     330,808
    Discovery, Ltd..............................................    88,894     895,798
    Distell Group Holdings, Ltd.................................    14,489     138,769
    DRDGOLD, Ltd................................................   120,113      23,595
*   enX Group, Ltd..............................................    11,577      10,461
*   EOH Holdings, Ltd...........................................    59,009      84,333
    Exxaro Resources, Ltd.......................................    83,342     953,700
*   Famous Brands, Ltd..........................................    27,746     163,109
    FirstRand, Ltd..............................................   570,026   2,712,774
    Foschini Group, Ltd. (The)..................................   109,400   1,417,495
    Gold Fields, Ltd............................................    90,296     340,300
    Gold Fields, Ltd., Sponsored ADR............................   503,365   1,887,619
*   Grindrod Shipping Holdings, Ltd.............................     5,985      30,885
    Grindrod, Ltd...............................................   239,421     128,346
*   Harmony Gold Mining Co., Ltd................................    14,209      24,344
*   Harmony Gold Mining Co., Ltd., Sponsored ADR................   199,683     347,448
    Hudaco Industries, Ltd......................................    19,536     182,355
    Hulamin, Ltd................................................    57,757      17,561

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SOUTH AFRICA -- (Continued)
*   Impala Platinum Holdings, Ltd...............................   298,643 $1,201,051
    Imperial Logistics, Ltd.....................................    86,598    378,821
    Investec, Ltd...............................................    48,449    310,022
    Invicta Holdings, Ltd.......................................     6,662     12,522
    Italtile, Ltd...............................................    38,994     39,510
    JSE, Ltd....................................................    49,142    476,803
    KAP Industrial Holdings, Ltd................................   822,506    423,733
    Kumba Iron Ore, Ltd.........................................    23,130    695,610
    Lewis Group, Ltd............................................    58,479    128,224
    Liberty Holdings, Ltd.......................................    93,030    673,479
    Life Healthcare Group Holdings, Ltd.........................   988,382  1,802,790
    Massmart Holdings, Ltd......................................    66,875    441,074
    Merafe Resources, Ltd.......................................   762,601     72,872
    Metair Investments, Ltd.....................................    98,252    161,822
    MiX Telematics, Ltd., Sponsored ADR.........................     7,590    136,544
    MMI Holdings, Ltd...........................................   572,855    716,307
    Mondi, Ltd..................................................    30,688    678,125
    Motus Holdings Ltd..........................................     4,714     29,314
    Mpact, Ltd..................................................    81,828    135,742
    Mr. Price Group, Ltd........................................    60,261    913,264
    MTN Group, Ltd..............................................   460,110  3,333,556
*   Multichoice Group, Ltd......................................     5,903     53,005
    Murray & Roberts Holdings, Ltd..............................   181,217    193,153
*   Nampak, Ltd.................................................   283,257    207,770
    Naspers, Ltd., Class N......................................     6,440  1,656,692
    Nedbank Group, Ltd..........................................    78,607  1,466,311
    NEPI Rockcastle P.L.C.......................................    56,413    470,969
    Netcare, Ltd................................................   650,443  1,094,860
*   Northam Platinum, Ltd.......................................   122,047    508,778
    Novus Holdings, Ltd.........................................    13,400      3,715
    Oceana Group, Ltd...........................................    38,491    188,053
    Old Mutual, Ltd.............................................   258,830    416,327
    Old Mutual, Ltd............................................. 1,048,747  1,685,502
    Omnia Holdings, Ltd.........................................    26,191    106,373
    Peregrine Holdings, Ltd.....................................   133,208    180,416
    Pick n Pay Stores, Ltd......................................   137,682    668,463
    Pioneer Foods Group, Ltd....................................    54,309    327,079
*   PPC, Ltd....................................................   620,481    216,234
    PSG Group, Ltd..............................................    29,840    553,417
    Raubex Group, Ltd...........................................    82,409    125,350
    RCL Foods, Ltd..............................................    37,465     36,061
    Reunert, Ltd................................................   110,443    598,882
    Rhodes Food Group Pty, Ltd..................................    33,536     42,247
*   Royal Bafokeng Platinum, Ltd................................    28,659     67,879
    Sanlam, Ltd.................................................   425,722  2,279,564
    Santam, Ltd.................................................    21,037    493,524
    Sappi, Ltd..................................................   339,247  1,619,926
    Sasol, Ltd..................................................     6,235    206,855
    Sasol, Ltd., Sponsored ADR..................................    83,230  2,746,590
    Shoprite Holdings, Ltd......................................    43,729    527,852
*   Sibanye Gold, Ltd...........................................   776,066    730,649
*   Sibanye Gold, Ltd., Sponsored ADR...........................    49,830    187,859
    SPAR Group, Ltd. (The)......................................    95,379  1,295,006
    Spur Corp., Ltd.............................................    23,750     38,221
    Standard Bank Group, Ltd....................................   263,436  3,679,107
*   Steinhoff International Holdings NV.........................   314,204     45,189
*   Sun International, Ltd......................................    73,525    281,686
*   Super Group, Ltd............................................   233,589    601,745
    Telkom SA SOC, Ltd..........................................   188,008  1,118,977

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH AFRICA -- (Continued)
    Tiger Brands, Ltd...........................................  41,929 $   729,323
    Tongaat Hulett, Ltd.........................................  57,378      85,799
    Transaction Capital, Ltd.................................... 185,160     247,529
    Trencor, Ltd................................................  88,428     156,621
    Truworths International, Ltd................................ 251,587   1,333,968
    Tsogo Sun Holdings, Ltd..................................... 341,104     513,439
    Vodacom Group, Ltd.......................................... 114,626     925,027
    Wilson Bayly Holmes-Ovcon, Ltd..............................  29,309     231,198
    Woolworths Holdings, Ltd.................................... 403,134   1,345,966
                                                                         -----------
TOTAL SOUTH AFRICA..............................................          73,042,522
                                                                         -----------
SOUTH KOREA -- (3.8%)
    ABco Electronics Co., Ltd...................................   3,072      14,122
*   Able C&C Co., Ltd...........................................   1,922      21,665
#   ABOV Semiconductor Co., Ltd.................................   3,017      22,402
*   Actoz Soft Co., Ltd.........................................   1,966      22,155
    Advanced Nano Products Co., Ltd.............................     930      13,937
    Advanced Process Systems Corp...............................     855      20,164
    Aekyung Petrochemical Co., Ltd..............................   9,248      72,421
    AfreecaTV Co., Ltd..........................................   2,494     136,546
*   Agabang&Company.............................................   9,906      31,303
    Ahn-Gook Pharmaceutical Co., Ltd............................   2,769      31,334
    Ahnlab, Inc.................................................     579      30,636
    AJ Networks Co., Ltd........................................   6,725      35,252
*   AJ Rent A Car Co., Ltd......................................   7,772      74,635
*   Ajin Industrial Co., Ltd....................................  13,993      31,447
    AK Holdings, Inc............................................   2,876     127,230
    ALUKO Co., Ltd..............................................  14,837      34,277
    Amorepacific Corp...........................................   1,320     235,056
    AMOREPACIFIC Group..........................................   4,260     274,474
#*  Amotech Co., Ltd............................................   4,799      97,525
*   Aprogen pharmaceuticals, Inc................................   6,253      14,122
*   APS Holdings Corp...........................................   6,201      23,140
    Asia Cement Co., Ltd........................................     960      83,435
    ASIA Holdings Co., Ltd......................................     567      62,367
    Asia Paper Manufacturing Co., Ltd...........................   2,188      79,912
*   Asiana Airlines, Inc........................................  77,860     441,275
    Aurora World Corp...........................................   4,405      41,726
    Austem Co., Ltd.............................................   8,124      23,482
    Autech Corp.................................................   5,453      53,711
    Avaco Co., Ltd..............................................   3,211      19,106
    Baiksan Co., Ltd............................................   6,645      51,694
*   Barun Electronics Co., Ltd..................................  16,346       4,387
    Bcworld Pharm Co., Ltd......................................     917      17,770
    BGF Co., Ltd................................................  15,583     109,953
    BGF retail Co., Ltd.........................................     144      26,970
*   BH Co., Ltd.................................................   8,461     142,998
*   Binex Co., Ltd..............................................   2,368      24,077
    Binggrae Co., Ltd...........................................   1,266      79,936
    BNK Financial Group, Inc....................................  82,940     497,729
    Boditech Med, Inc...........................................   1,169      11,027
    Bookook Securities Co., Ltd.................................   1,701      31,176
*   Boryung Medience Co., Ltd...................................   1,751      15,701
    Boryung Pharmaceutical Co., Ltd.............................   4,340      48,580
*   Bosung Power Technology Co., Ltd............................  11,167      23,883
*   Brain Contents Co., Ltd.....................................  20,232      20,814
*   Bubang Co., Ltd.............................................  10,013      25,014
    Bukwang Pharmaceutical Co., Ltd.............................   1,430      22,503
    BYC Co., Ltd................................................      52      11,475

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   BYON Co., Ltd...............................................  8,350 $   11,039
    Byucksan Corp............................................... 23,697     56,663
*   CammSys Corp................................................ 14,666     25,498
    Capro Corp.................................................. 15,677     61,749
    Caregen Co., Ltd............................................    323     21,153
    Cell Biotech Co., Ltd.......................................  1,655     42,832
*   Celltrion Pharm, Inc........................................    553     28,179
*   Celltrion, Inc..............................................  3,030    551,094
    Changhae Ethanol Co., Ltd...................................  2,313     25,782
    Cheil Worldwide, Inc........................................  9,650    210,533
*   Chemtronics Co., Ltd........................................  2,970     26,846
*   ChinHung International, Inc.................................  4,637      7,581
    Choheung Corp...............................................     61     10,045
    Chokwang Paint, Ltd.........................................  1,963     11,818
    Chong Kun Dang Pharmaceutical Corp..........................  1,858    162,307
    Chongkundang Holdings Corp..................................  1,530     99,968
    Chungdahm Learning, Inc.....................................  2,571     47,188
    CJ CGV Co., Ltd.............................................  4,890    180,041
    CJ CheilJedang Corp.........................................  4,558  1,229,642
    CJ Corp.....................................................  8,243    843,075
    CJ ENM Co., Ltd.............................................  1,261    236,625
    CJ Freshway Corp............................................  1,428     37,184
    CJ Hello Co., Ltd........................................... 17,066    126,439
#*  CJ Logistics Corp...........................................  2,144    289,498
    CKD Bio Corp................................................  1,355     28,556
    Clean & Science Co., Ltd....................................  1,813     37,333
    Com2uSCorp..................................................  2,534    216,662
    Commax Co., Ltd.............................................  2,996     11,343
    Cosmax BTI, Inc.............................................  1,158     22,836
    COSMAX NBT Inc..............................................  2,647     30,168
    Cosmax, Inc.................................................  1,711    203,274
    Cosmecca Korea Co., Ltd.....................................    422      8,367
*   Cosmochemical Co., Ltd......................................  3,205     37,435
*   COSON Co., Ltd..............................................  1,053      8,470
    COWELL FASHION Co., Ltd..................................... 10,296     66,084
    Crown Confectionery Co., Ltd................................  3,461     29,761
    CROWNHAITAI Holdings Co., Ltd...............................  6,390     65,271
*   CrucialTec Co., Ltd......................................... 12,543     12,878
    CS Wind Corp................................................    538     17,541
*   CTC BIO, Inc................................................  2,495     17,876
    Cuckoo Holdings Co., Ltd....................................    129     16,069
    Cuckoo Homesys Co., Ltd.....................................    141     25,891
    Cymechs, Inc................................................  3,749     36,274
    D.I Corp....................................................  7,893     31,563
    Dae Dong Industrial Co., Ltd................................  8,847     44,711
    Dae Hwa Pharmaceutical Co., Ltd.............................  2,230     37,611
    Dae Hyun Co., Ltd........................................... 11,980     27,224
*   Dae Won Chemical Co., Ltd...................................  6,000      9,041
    Dae Won Kang Up Co., Ltd.................................... 13,591     59,563
*   Dae Young Packaging Co., Ltd................................ 26,795     29,009
    Daechang Co., Ltd........................................... 10,260      9,721
*   Daehan New Pharm Co., Ltd...................................  2,481     23,938
    Daehan Steel Co., Ltd.......................................  5,480     30,558
    Dae-Il Corp.................................................  7,510     40,616
    Daelim B&Co Co., Ltd........................................  2,393     10,450
*   Daelim C&S Co., Ltd.........................................  1,152     10,860
    Daelim Industrial Co., Ltd..................................  9,207    763,948
*   Daemyung Corp. Co., Ltd.....................................  7,420     13,397
    Daeryuk Can Co., Ltd........................................  5,718     28,642

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    Daesang Corp................................................  8,484 $  192,975
    Daesang Holdings Co., Ltd...................................  7,797     54,670
*   Daesung Industrial Co., Ltd.................................  9,975     46,640
*   Daewon Cable Co., Ltd.......................................  7,277      8,731
    Daewon Media Co., Ltd.......................................  2,936     22,966
    Daewon Pharmaceutical Co., Ltd..............................  2,565     38,787
*   Daewoo Engineering & Construction Co., Ltd.................. 49,132    212,337
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd........... 17,168    427,897
    Daewoong Co., Ltd...........................................  6,975    129,410
    Daewoong Pharmaceutical Co., Ltd............................    173     30,051
    Daihan Pharmaceutical Co., Ltd..............................  2,757     95,997
    Daishin Securities Co., Ltd................................. 16,973    185,489
*   Danal Co., Ltd.............................................. 12,134     34,933
    Danawa Co., Ltd.............................................  1,579     31,278
*   Dasan Networks, Inc.........................................  1,978     12,498
    Dawonsys Co., Ltd...........................................  1,073     15,193
*   Dayou Plus Co., Ltd......................................... 35,302     29,020
    DB Financial Investment Co., Ltd............................ 20,826     91,241
    DB HiTek Co., Ltd........................................... 26,181    358,790
    DB Insurance Co., Ltd....................................... 30,976  1,814,727
    Dentium Co., Ltd............................................  1,498     91,672
*   Deutsch Motors, Inc......................................... 10,784     72,399
    Development Advance Solution Co., Ltd.......................  2,470     15,236
    DGB Financial Group, Inc.................................... 51,060    368,075
    DHP Korea Co., Ltd..........................................  2,180     18,688
    Digital Daesung Co., Ltd....................................  3,145     26,778
*   DIO Corp....................................................  2,543     85,949
*   Diostech Co., Ltd...........................................  2,630      1,766
    DMS Co., Ltd................................................  7,933     38,499
    DNF Co., Ltd................................................  3,673     26,795
    Dohwa Engineering Co., Ltd..................................  2,620     21,637
    Dong A Eltek Co., Ltd.......................................  4,939     37,810
    Dong Ah Tire & Rubber Co., Ltd..............................  2,232     25,036
    Dong-A Socio Holdings Co., Ltd..............................    701     64,875
    Dong-A ST Co., Ltd..........................................    528     46,145
    Dong-Ah Geological Engineering Co., Ltd.....................  5,490     85,749
    Dongbang Transport Logistics Co., Ltd....................... 10,932     19,962
    Dong-Il Corp................................................    762     65,168
    Dongjin Semichem Co., Ltd................................... 14,691    141,932
    DongKook Pharmaceutical Co., Ltd............................  1,504     74,246
    Dongkuk Industries Co., Ltd................................. 16,033     39,017
*   Dongkuk Steel Mill Co., Ltd................................. 28,589    185,131
    Dongkuk Structures & Construction Co., Ltd..................  5,855     13,952
    Dongsuh Cos., Inc...........................................  2,175     36,443
    Dongsung Chemical Co., Ltd..................................  1,451     18,957
    DONGSUNG Corp...............................................  8,113     39,161
    Dongwha Enterprise Co., Ltd.................................  2,674     41,798
    Dongwha Pharm Co., Ltd......................................  6,113     51,238
    Dongwon Development Co., Ltd................................ 23,958     97,520
    Dongwon F&B Co., Ltd........................................    458     96,987
    Dongwon Industries Co., Ltd.................................    960    219,632
    Dongwon Systems Corp........................................    803     24,454
*   Dongyang Steel Pipe Co., Ltd................................  6,370      7,146
    Doosan Bobcat, Inc..........................................  4,980    136,556
    Doosan Corp.................................................  3,852    338,656
*   Doosan Heavy Industries & Construction Co., Ltd............. 48,386    289,997
#*  Doosan Infracore Co., Ltd................................... 88,899    553,897
    DoubleUGames Co., Ltd.......................................  1,921    124,163
    Douzone Bizon Co., Ltd......................................  6,519    319,383

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    DRB Holding Co., Ltd........................................   4,715 $   26,033
*   Dreamus Co..................................................   2,777     20,125
    DSR Wire Corp...............................................   4,487     19,778
    DTR Automotive Corp.........................................   1,624     48,540
*   Duk San Neolux Co., Ltd.....................................   1,045     15,415
    Duksung Co., Ltd............................................   4,544     12,184
    DY Corp.....................................................   8,589     42,814
    DY POWER Corp...............................................   3,503     47,335
    e Tec E&C, Ltd..............................................   1,035     98,135
    E1 Corp.....................................................   1,247     68,650
    Eagon Holdings Co., Ltd.....................................  21,635     57,759
    Eagon Industrial, Ltd.......................................   2,793     24,751
    Easy Bio, Inc...............................................  28,928    200,349
*   Ecopro Co., Ltd.............................................   5,558    129,666
*   Ehwa Technologies Information Co., Ltd...................... 183,188     37,588
*   Elentec Co., Ltd............................................   8,635     31,864
    E-MART, Inc.................................................   6,958  1,026,179
    EM-Tech Co., Ltd............................................   4,957     71,477
*   Enerzent Co., Ltd...........................................  11,300     16,319
    ENF Technology Co., Ltd.....................................   5,534     90,097
    Eo Technics Co., Ltd........................................     998     60,709
    Estechpharma Co., Ltd.......................................   1,289      9,862
    Eugene Investment & Securities Co., Ltd.....................  30,725     72,147
    Eugene Technology Co., Ltd..................................   5,544     66,206
*   Eusu Holdings Co., Ltd......................................   8,096     61,335
    EVERDIGM Corp...............................................   5,587     28,733
    Exicon Co., Ltd.............................................   1,647     10,119
    F&F Co., Ltd................................................   2,079    145,046
    Farmsco.....................................................   6,803     50,632
*   FarmStory Co., Ltd..........................................  27,766     36,060
*   Feelux Co., Ltd.............................................   2,399     18,075
    Fila Korea, Ltd.............................................  19,444  1,375,110
    Fine Semitech Corp..........................................   2,525     17,089
*   Fine Technix Co., Ltd.......................................  12,615     19,095
*   Foosung Co., Ltd............................................  15,917    109,466
    Gabia, Inc..................................................   4,066     31,085
*   Gamevil, Inc................................................     729     29,680
    Gaon Cable Co., Ltd.........................................   1,340     21,233
*   Gigalane Co., Ltd...........................................   5,905     12,350
    GMB Korea Corp..............................................   5,922     39,458
*   GNCO Co., Ltd...............................................   4,594      6,488
    GOLFZON Co., Ltd............................................   1,146     42,887
    Golfzon Newdin Holdings Co., Ltd............................  11,193     35,595
    Grand Korea Leisure Co., Ltd................................   4,938     98,383
    Green Cross Cell Corp.......................................     495     19,993
    Green Cross Corp............................................     403     49,760
    Green Cross Holdings Corp...................................   2,915     60,847
    GS Engineering & Construction Corp..........................  26,430    919,585
    GS Global Corp..............................................  24,411     55,605
    GS Holdings Corp............................................  37,024  1,649,968
    GS Retail Co., Ltd..........................................   6,947    233,129
*   G-SMATT GLOBAL Co., Ltd.....................................   9,664     11,101
    Gwangju Shinsegae Co., Ltd..................................     211     35,723
*   GY Commerce Co., Ltd........................................   4,617      3,335
    Hae In Corp.................................................   3,117     13,135
    HAESUNG DS Co., Ltd.........................................   5,280     70,608
    Haitai Confectionery & Foods Co., Ltd.......................   2,877     25,150
*   Halla Corp..................................................  12,234     42,595
    Halla Holdings Corp.........................................   4,259    161,517

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
#*  Han Chang Corp..............................................   8,680 $   25,695
    Han Kuk Carbon Co., Ltd.....................................   7,973     57,846
    Hana Financial Group, Inc...................................  70,132  2,212,007
    Hana Micron, Inc............................................   9,004     40,991
    Hana Tour Service, Inc......................................   2,791    153,813
*   Hanall Biopharma Co., Ltd...................................     687     19,246
    Hancom MDS, Inc.............................................   1,513     20,148
    Hancom, Inc.................................................   2,680     30,321
    Handok, Inc.................................................   1,463     39,012
    Handsome Co., Ltd...........................................   4,189    153,659
    Hanil Cement Co., Ltd.......................................     949    119,304
    Hanil Holdings Co., Ltd.....................................     777     37,954
    Hanil Hyundai Cement Co., Ltd...............................     418     13,809
*   Hanjin Heavy Industries & Construction Co., Ltd.............  37,545     52,871
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd....   4,374     13,745
#   Hanjin Kal Corp.............................................  10,664    338,046
    Hanjin Transportation Co., Ltd..............................   4,500    162,826
    Hankook Shell Oil Co., Ltd..................................     228     62,909
    Hankook Tire Co., Ltd.......................................  27,421    933,025
    Hankuk Paper Manufacturing Co., Ltd.........................   1,891     30,382
    Hanmi Pharm Co., Ltd........................................     197     73,410
    Hanmi Science Co., Ltd......................................     429     27,668
    Hanmi Semiconductor Co., Ltd................................  15,607    123,729
    HanmiGlobal Co., Ltd........................................   2,183     20,459
    Hanon Systems...............................................  20,050    215,594
    Hans Biomed Corp............................................     747     17,890
    Hansae Co., Ltd.............................................   1,440     35,722
    Hansae Yes24 Holdings Co., Ltd..............................   8,124     67,172
    Hanshin Construction........................................   4,668     72,932
    Hanshin Machinery Co........................................   5,751     11,483
    Hansol Chemical Co., Ltd....................................   2,353    172,465
*   Hansol Holdings Co., Ltd....................................  18,170     72,620
    Hansol HomeDeco Co., Ltd....................................  25,503     32,077
    Hansol Paper Co., Ltd.......................................  11,893    152,243
*   Hansol Technics Co., Ltd....................................   6,247     33,517
    Hanssem Co., Ltd............................................   1,642    144,927
*   Hanwha Aerospace Co., Ltd...................................  13,618    360,475
    Hanwha Chemical Corp........................................  38,826    686,155
    Hanwha Corp.................................................  33,460    848,956
    Hanwha General Insurance Co., Ltd...........................  43,849    188,782
*   Hanwha Investment & Securities Co., Ltd.....................  73,030    147,676
    Hanwha Life Insurance Co., Ltd.............................. 213,966    731,503
    Hanyang Eng Co., Ltd........................................   5,129     68,825
    Hanyang Securities Co., Ltd.................................   1,630      9,974
#*  Harim Co., Ltd..............................................  21,945     65,898
    Harim Holdings Co., Ltd.....................................   1,903     21,883
    HB Technology Co., Ltd......................................  18,223     51,271
    HDC Holdings Co., Ltd.......................................  27,307    402,663
    HDC Hyundai Engineering Plastics Co., Ltd...................  10,659     50,886
*   Heung-A Shipping Co., Ltd...................................  92,921     27,943
*   Heungkuk Fire & Marine Insurance Co., Ltd...................  26,951    113,303
    High Tech Pharm Co., Ltd....................................   1,557     18,343
    Hite Jinro Co., Ltd.........................................  12,879    223,938
    Hitejinro Holdings Co., Ltd.................................   3,737     29,396
    HJ Magnolia Yongpyong Hotel & Resort Corp...................   8,820     53,925
*   HLB, Inc....................................................   1,454    104,592
*   Home Center Holdings Co., Ltd...............................  13,350     16,119
*   Homecast Co., Ltd...........................................   5,594     27,619
    Hotel Shilla Co., Ltd.......................................   6,231    614,776

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
#   HS Industries Co., Ltd...................................... 24,285 $  221,497
    HS R&A Co., Ltd............................................. 23,290     44,420
    Huchems Fine Chemical Corp.................................. 12,983    243,365
*   Hugel, Inc..................................................     81     28,793
*   Humax Co., Ltd..............................................  8,415     49,708
    Humedix Co., Ltd............................................    667     15,461
*   Huneed Technologies.........................................  4,349     34,756
    Huons Co., Ltd..............................................  1,459     80,454
    Huons Global Co., Ltd.......................................  1,724     60,681
    Huvis Corp..................................................  6,198     43,048
    Huvitz Co., Ltd.............................................  4,275     37,165
    Hwa Shin Co., Ltd...........................................  8,784     26,510
    Hwail Pharm Co., Ltd........................................  2,876     18,103
    Hwangkum Steel & Technology Co., Ltd........................  5,202     39,393
    Hy-Lok Corp.................................................  2,898     48,912
*   Hyosung Advanced Materials Corp.............................  1,295    143,759
    Hyosung Chemical Corp.......................................    922    109,335
    Hyosung Corp................................................  6,436    413,864
    Hyosung TNC Co., Ltd........................................  1,251    178,029
    Hyundai BNG Steel Co., Ltd..................................  4,605     40,469
    Hyundai Construction Equipment Co., Ltd.....................  4,756    199,795
    Hyundai Corp................................................  2,255     45,181
    Hyundai Department Store Co., Ltd...........................  4,206    365,744
*   Hyundai Electric & Energy System Co., Ltd...................  5,808    117,602
    Hyundai Elevator Co., Ltd...................................  3,637    267,831
    Hyundai Engineering & Construction Co., Ltd................. 11,716    527,142
    Hyundai Glovis Co., Ltd.....................................  5,345    731,192
    Hyundai Greenfood Co., Ltd.................................. 27,727    331,295
*   Hyundai Heavy Industries Co., Ltd...........................  6,275    670,042
    Hyundai Heavy Industries Holdings Co., Ltd..................  2,720    796,734
    Hyundai Livart Furniture Co., Ltd...........................  5,239     93,902
    Hyundai Marine & Fire Insurance Co., Ltd.................... 39,512  1,293,232
*   Hyundai Merchant Marine Co., Ltd............................  9,288     32,008
#   Hyundai Motor Co............................................ 14,724  1,747,746
    Hyundai Motor Securities Co., Ltd...........................  9,464     82,565
    Hyundai Pharmaceutical Co., Ltd.............................  5,505     23,332
*   Hyundai Rotem Co., Ltd......................................  1,976     36,668
    Hyundai Steel Co............................................ 15,609    619,892
    Hyundai Telecommunication Co., Ltd..........................  3,577     31,305
    Hyundai Wia Corp............................................  9,534    407,919
    HyVision System, Inc........................................  6,124     58,782
    ICD Co., Ltd................................................  6,946     60,382
    IHQ, Inc.................................................... 28,719     56,562
    Il Dong Pharmaceutical Co., Ltd.............................  3,128     59,831
    IlDong Holdings Co., Ltd....................................    625      6,913
    Iljin Diamond Co., Ltd......................................    809     22,688
    Iljin Display Co., Ltd......................................  6,416     29,372
*   Iljin Electric Co., Ltd.....................................  5,010     15,185
    Iljin Holdings Co., Ltd..................................... 12,465     42,273
*   Iljin Materials Co., Ltd....................................  1,588     50,937
*   Ilyang Pharmaceutical Co., Ltd..............................    972     23,362
*   IM Co., Ltd................................................. 18,750     22,320
    iMarketKorea, Inc...........................................  7,718     64,358
    InBody Co., Ltd.............................................  3,074     58,326
    Industrial Bank of Korea.................................... 53,684    650,981
    INITECH Co., Ltd............................................  3,292     17,121
    Innocean Worldwide, Inc.....................................  1,400     85,357
*   Innox Advanced Materials Co., Ltd...........................  1,281     57,926
*   Inscobee, Inc...............................................  8,916     32,341

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   Insun ENT Co., Ltd..........................................  6,974 $   58,408
*   Interflex Co., Ltd..........................................  4,407     54,449
    Interojo Co., Ltd...........................................  1,996     45,484
    Interpark Corp..............................................  1,465      7,092
    Interpark Holdings Corp..................................... 19,400     41,252
#   Inzi Controls Co., Ltd......................................  5,879     36,132
    INZI Display Co., Ltd.......................................  6,794     11,574
*   Iones Co., Ltd..............................................  3,321     21,750
    IS Dongseo Co., Ltd......................................... 10,228    318,429
    ISC Co., Ltd................................................  3,461     34,202
    i-SENS, Inc.................................................  1,006     21,124
    ISU Chemical Co., Ltd.......................................  4,844     41,940
    IsuPetasys Co., Ltd.........................................  3,544     16,820
    It's Hanbul Co., Ltd........................................    391     10,151
    J.ESTINA Co., Ltd...........................................  3,368     16,327
    Jahwa Electronics Co., Ltd..................................  3,600     40,194
    JASTECH, Ltd................................................  4,304     41,341
*   Jayjun Cosmetic Co., Ltd....................................  4,560     32,695
    JB Financial Group Co., Ltd................................. 74,744    364,213
    JC Hyun System, Inc.........................................  3,025     14,945
*   Jcontentree Corp............................................ 12,863     62,203
    Jeju Air Co., Ltd...........................................  2,469     86,440
*   Jeju Semiconductor Corp.....................................  2,916     10,747
    Jinsung T.E.C...............................................  6,911     53,036
    JLS Co., Ltd................................................  1,806     11,261
    JS Corp.....................................................  1,371     19,173
    Jusung Engineering Co., Ltd................................. 12,280     86,255
    JVM Co., Ltd................................................    239      7,700
    JW Holdings Corp............................................  4,459     25,418
    JW Life Science Corp........................................  2,069     43,016
    JW Pharmaceutical Corp......................................    919     28,912
    JYP Entertainment Corp......................................  6,019    153,860
    Kakao Corp..................................................  1,059    109,038
*   Kanglim Co., Ltd............................................  5,478     12,815
    Kangwon Land, Inc...........................................  8,480    247,029
    KAON Media Co., Ltd.........................................  5,150     44,950
    KB Financial Group, Inc..................................... 36,689  1,448,679
    KB Financial Group, Inc., ADR............................... 12,984    513,258
    KC Co., Ltd.................................................  3,540     49,311
    KC Green Holdings Co., Ltd..................................  5,380     27,053
    KC Tech Co., Ltd............................................  4,198     71,468
    KCC Engineering & Construction Co., Ltd.....................  3,969     25,035
    KCTC........................................................  5,280     15,479
*   KEC Corp.................................................... 44,982     49,246
    KEPCO Engineering & Construction Co., Inc...................    860     16,793
    KEPCO Plant Service & Engineering Co., Ltd..................  2,501     78,503
    Keyang Electric Machinery Co., Ltd..........................  7,846     26,093
#*  KEYEAST Co., Ltd............................................ 20,377     64,404
    KG Chemical Corp............................................  5,320     65,643
    KG Eco Technology Service Co., Ltd..........................  5,045     17,224
    Kginicis Co., Ltd...........................................  7,157     87,723
    KGMobilians Co., Ltd........................................  5,711     35,297
*   KH Vatec Co., Ltd...........................................  4,940     35,334
    Kia Motors Corp............................................. 49,927  1,935,365
    KISWIRE, Ltd................................................  3,301     72,508
*   Kiwi Media Group Co., Ltd................................... 40,032     10,259
    KIWOOM Securities Co., Ltd..................................  3,976    280,487
*   KleanNara Co., Ltd..........................................  7,238     17,431
    KMH Co., Ltd................................................  5,485     36,028

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
*   Kodaco Co., Ltd............................................. 17,987 $   33,798
    Koentec Co., Ltd............................................  6,483     63,089
    Koh Young Technology, Inc...................................  3,269    270,624
    Kolmar BNH Co., Ltd.........................................  2,817     69,825
    Kolmar Korea Holdings Co., Ltd..............................  2,211     68,750
    Kolon Corp..................................................  3,004     70,236
    Kolon Global Corp...........................................  2,357     24,731
    Kolon Industries, Inc.......................................  6,395    253,553
*   Kolon Life Science, Inc.....................................    976     35,130
    Kolon Plastic, Inc..........................................  3,939     20,069
    KoMiCo, Ltd.................................................    709     16,644
*   Komipharm International Co., Ltd............................    635     11,500
*   KONA I Co., Ltd.............................................  1,490     15,519
    Korea Aerospace Industries, Ltd.............................  5,693    170,543
    Korea Asset In Trust Co., Ltd............................... 25,389     92,233
    Korea Autoglass Corp........................................  5,301     90,823
    Korea Cast Iron Pipe Industries Co., Ltd....................  2,160     18,870
*   Korea Circuit Co., Ltd......................................  4,621     23,996
*   Korea District Heating Corp.................................  1,101     54,256
*   Korea Electric Power Corp., Sponsored ADR................... 14,609    177,792
    Korea Electric Terminal Co., Ltd............................  2,571    127,892
    Korea Export Packaging Industrial Co., Ltd..................  1,272     24,889
    Korea Gas Corp..............................................  3,822    150,940
*   Korea Information & Communications Co., Ltd.................  4,831     37,654
    Korea Information Certificate Authority, Inc................  4,361     16,123
    Korea Investment Holdings Co., Ltd.......................... 13,153    772,152
    Korea Kolmar Co., Ltd.......................................    907     57,583
*   Korea Line Corp.............................................  8,577    176,004
    Korea Petrochemical Ind Co., Ltd............................  2,039    262,489
    Korea Real Estate Investment & Trust Co., Ltd............... 83,855    186,911
    Korea United Pharm, Inc.....................................  3,679     82,884
    Korea Zinc Co., Ltd.........................................  1,113    431,701
    Korean Air Lines Co., Ltd................................... 39,843  1,131,557
    Korean Reinsurance Co....................................... 52,000    406,013
    Kortek Corp.................................................  6,293     82,442
    KPX Chemical Co., Ltd.......................................  1,049     50,791
    KSS LINE, Ltd...............................................  8,759     54,325
    KT Corp., Sponsored ADR..................................... 14,332    172,414
*   KT Hitel Co., Ltd...........................................  5,172     21,415
    KT Skylife Co., Ltd......................................... 14,519    146,688
    KT&G Corp...................................................  9,033    790,136
*   KTB Investment & Securities Co., Ltd........................ 28,526     77,471
    KTCS Corp................................................... 17,023     34,993
    Ktis Corp................................................... 13,062     28,853
    Kukbo Design Co., Ltd.......................................  1,171     16,282
    Kukdo Chemical Co., Ltd.....................................  1,090     43,138
    Kukdong Oil & Chemicals Co., Ltd............................  5,000     16,169
    Kumho Industrial Co., Ltd...................................  3,629     44,602
    Kumho Petrochemical Co., Ltd................................  8,110    638,558
*   Kumho Tire Co., Inc......................................... 29,214    113,098
    Kumkang Kind Co., Ltd.......................................  1,457     30,371
    Kwang Dong Pharmaceutical Co., Ltd..........................  9,744     61,437
*   Kwang Myung Electric Co., Ltd...............................  4,580      9,700
    Kyeryong Construction Industrial Co., Ltd...................  4,548     98,174
    Kyobo Securities Co., Ltd................................... 10,286     91,577
    Kyongbo Pharmaceutical Co., Ltd.............................  5,796     50,889
    Kyung Dong Navien Co., Ltd..................................  1,147     50,951
    Kyungbang Co., Ltd..........................................  6,447     61,762
    KyungDong City Gas Co., Ltd.................................    958     30,691

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
    KyungDong Invest Co., Ltd...................................     388 $   13,836
    Kyungdong Pharm Co., Ltd....................................   4,078     38,257
    Kyung-In Synthetic Corp.....................................   6,920     38,478
    L&F Co., Ltd................................................   4,210    108,376
#*  LB Semicon, Inc.............................................  12,595     88,455
    LEADCORP, Inc. (The)........................................  10,359     54,368
*   Leaders Cosmetics Co., Ltd..................................     848      8,444
    LEENO Industrial, Inc.......................................   3,102    151,912
#*  Leenos Corp.................................................  10,030     15,297
    LF Corp.....................................................   9,236    197,239
    LG Chem, Ltd................................................   6,621  2,053,857
    LG Corp.....................................................  15,362    960,634
*   LG Display Co., Ltd., ADR................................... 144,957  1,210,391
*   LG Display Co., Ltd.........................................  27,349    465,063
    LG Electronics, Inc.........................................  35,088  2,279,739
    LG Hausys, Ltd..............................................   3,750    195,247
    LG Household & Health Care, Ltd.............................     649    790,824
    LG Innotek Co., Ltd.........................................   7,043    738,789
    LG International Corp.......................................  11,639    189,698
    LG Uplus Corp...............................................  93,210  1,141,745
    LIG Nex1 Co., Ltd...........................................   1,412     45,253
    Lion Chemtech Co., Ltd......................................   1,359     10,450
    Lock & Lock Co., Ltd........................................   1,936     28,382
    LOT Vacuum Co., Ltd.........................................   2,575     24,564
    Lotte Chemical Corp.........................................   6,233  1,436,145
    Lotte Chilsung Beverage Co., Ltd............................     108    160,038
    Lotte Corp..................................................   3,759    157,959
    LOTTE Fine Chemical Co., Ltd................................   7,009    288,891
    Lotte Food Co., Ltd.........................................     197    106,368
    LOTTE Himart Co., Ltd.......................................   2,663    108,384
*   Lotte Non-Life Insurance Co., Ltd...........................  41,598     98,131
    Lotte Shopping Co., Ltd.....................................   2,061    314,705
*   Lotte Tour Development Co., Ltd.............................   1,689     19,501
    LS Cable & System Asia, Ltd.................................   2,950     17,093
    LS Corp.....................................................   5,047    214,290
    LS Industrial Systems Co., Ltd..............................   6,112    251,940
*   Lumens Co., Ltd.............................................  22,437     43,629
*   Lutronic Corp...............................................   3,980     31,154
*   LVMC Holdings...............................................  13,279     30,337
    Macquarie Korea Infrastructure Fund.........................  58,056    559,215
*   Macrogen, Inc...............................................   1,148     32,227
    Maeil Holdings Co., Ltd.....................................   4,128     44,875
*   Magicmicro Co., Ltd.........................................   7,947      9,800
    Mando Corp..................................................  16,984    486,237
#*  Maniker Co., Ltd............................................  24,024     23,667
    Mcnex Co., Ltd..............................................   6,556    120,616
*   ME2ON Co., Ltd..............................................   8,057     57,884
    Medy-Tox, Inc...............................................   1,026    492,040
    Meerecompany, Inc...........................................   1,117     58,613
    MegaStudyEdu Co., Ltd.......................................   3,356    118,666
#*  Melfas, Inc.................................................   5,717     12,658
    Meritz Financial Group, Inc.................................  24,199    273,927
    Meritz Fire & Marine Insurance Co., Ltd.....................  30,872    628,775
    Meritz Securities Co., Ltd.................................. 128,077    555,851
*   Mgame Corp..................................................   4,913     14,027
    MiCo, Ltd...................................................  18,529    103,652
    Minwise Co., Ltd............................................     723     15,264
    Mirae Asset Daewoo Co., Ltd................................. 125,224    838,047
    Mirae Asset Life Insurance Co., Ltd.........................  45,023    204,293

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SOUTH KOREA -- (Continued)
*   Mirae Corp.................................................. 121,127 $   16,614
    Miwon Commercial Co., Ltd...................................     279     10,680
    Miwon Specialty Chemical Co., Ltd...........................   1,128     72,502
    Mobase Co., Ltd.............................................   3,844     18,916
    Modetour Network, Inc.......................................   3,431     65,909
    MonAmi Co., Ltd.............................................   9,145     21,925
    Moorim P&P Co., Ltd.........................................  12,956     67,763
    Moorim Paper Co., Ltd.......................................  13,596     41,777
    Multicampus Corp............................................     752     34,052
    Namhae Chemical Corp........................................   4,401     40,516
#*  Namsun Aluminum Co., Ltd....................................  33,053     80,792
*   NanoenTek, Inc..............................................   2,610     12,342
    Nasmedia Co., Ltd...........................................   1,322     45,874
    NAVER Corp..................................................   5,662    579,859
    NCSoft Corp.................................................     890    400,800
    NeoPharm Co., Ltd...........................................   1,311     60,849
*   Neowiz......................................................   3,850     43,148
    NEPES Corp..................................................   9,458    167,139
*   Netmarble Corp..............................................     492     53,768
*   Neuros Co., Ltd.............................................   2,376     12,224
*   New Power Plasma Co., Ltd...................................   1,574     25,939
    Nexen Corp..................................................  11,315     61,649
    Nexen Tire Corp.............................................  21,618    186,316
*   Next Entertainment World Co., Ltd...........................   4,451     22,647
    NH Investment & Securities Co., Ltd.........................  45,555    537,472
    NHN KCP Corp................................................   3,333     40,893
    NICE Holdings Co., Ltd......................................  10,002    191,459
    Nice Information & Telecommunication, Inc...................   2,812     51,362
    NICE Information Service Co., Ltd...........................  12,936    155,052
    NICE Total Cash Management Co., Ltd.........................   5,591     48,119
*   NK Co., Ltd.................................................  11,386     15,119
    Nong Shim Holdings Co., Ltd.................................     919     67,829
    Nong Woo Bio Co., Ltd.......................................   4,265     43,061
    NongShim Co., Ltd...........................................     792    190,299
    Noroo Holdings Co., Ltd.....................................   1,230     13,432
    NOROO Paint & Coatings Co., Ltd.............................   5,516     37,135
    NS Shopping Co., Ltd........................................   6,820     83,527
    OCI Co., Ltd................................................   6,671    532,185
    OPTRON-TEC, Inc.............................................  11,325     63,380
    Orange Life Insurance, Ltd..................................   2,240     68,305
    Orion Corp..................................................     628     52,081
    Orion Holdings Corp.........................................   9,992    163,554
*   Osstem Implant Co., Ltd.....................................   3,554    176,190
*   Osung Advanced Materials Co., Ltd...........................   7,724     14,521
    Ottogi Corp.................................................      75     46,598
    Paik Kwang Industrial Co., Ltd..............................  13,521     35,106
*   Pan Ocean Co., Ltd..........................................  40,670    166,081
    Pan-Pacific Co., Ltd........................................  12,857     32,350
    Paradise Co., Ltd...........................................   3,530     56,188
    Partron Co., Ltd............................................  18,711    222,472
*   Paru Co., Ltd...............................................   7,856     17,032
#*  Pearl Abyss Corp............................................   1,281    191,387
*   People & Technology, Inc....................................   1,349     13,880
    Pharma Research Products Co., Ltd...........................     588     20,467
    PNE Solution Co., Ltd.......................................   2,025     23,447
    Poongsan Corp...............................................   9,581    228,510
    POSCO, Sponsored ADR........................................  33,942  1,872,580
    POSCO.......................................................   1,578    345,398
#   POSCO Chemtech Co., Ltd.....................................   6,847    337,327

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SOUTH KOREA -- (Continued)
    POSCO Coated & Color Steel Co., Ltd.........................     778 $    12,937
    Posco ICT Co., Ltd..........................................   7,848      38,524
    Posco International Corp....................................  14,598     228,871
    Posco M-Tech Co., Ltd.......................................   6,657      36,715
*   Power Logics Co., Ltd.......................................  17,904     165,364
    Protec Co., Ltd.............................................   2,387      41,439
    PSK, Inc....................................................   5,746      80,670
    Pulmuone Co., Ltd...........................................     879      97,069
    Pungkuk Alcohol Industry Co., Ltd...........................   1,529      22,921
    Pyeong Hwa Automotive Co., Ltd..............................   6,035      56,928
    Rayence Co., Ltd............................................   1,665      23,361
*   Redrover Co., Ltd...........................................  12,814      13,308
    Reyon Pharmaceutical Co., Ltd...............................   1,719      28,106
    RFHIC Corp..................................................     910      24,998
*   RFTech Co., Ltd.............................................   6,617      37,491
    S&S Tech Corp...............................................   4,200      23,440
*   S&T Corp....................................................     674       7,530
    S&T Motiv Co., Ltd..........................................   5,548     181,093
    S-1 Corp....................................................   1,719     144,270
    Sajo Industries Co., Ltd....................................   1,222      61,717
#*  Sajodongaone Co., Ltd.......................................  16,592      20,849
    Sam Chun Dang Pharm Co., Ltd................................   3,365     132,345
*   SAM KANG M&T Co., Ltd.......................................   2,334       9,828
    Sam Yung Trading Co., Ltd...................................   3,897      53,233
    Sambo Motors Co., Ltd.......................................   6,699      40,576
    Samchully Co., Ltd..........................................     928      73,974
*   Samchuly Bicycle Co., Ltd...................................   1,364       8,465
    SAMHWA Paints Industrial Co., Ltd...........................   4,408      22,824
    Samick Musical Instruments Co., Ltd.........................  34,284      65,341
    Samick THK Co., Ltd.........................................   2,953      36,344
    Samji Electronics Co., Ltd..................................   5,213      48,286
    Samjin LND Co., Ltd.........................................   6,353      13,976
    Samjin Pharmaceutical Co., Ltd..............................   2,222      74,462
    Samkee Automotive Co., Ltd..................................  10,140      24,028
    Samkwang Glass Co., Ltd.....................................   1,638      60,449
    Sammok S-Form Co., Ltd......................................   6,146      73,168
*   SAMPYO Cement Co., Ltd......................................  10,906      33,973
    Samsung Card Co., Ltd.......................................  10,356     329,229
#   Samsung Electro-Mechanics Co., Ltd..........................  10,373     966,850
    Samsung Electronics Co., Ltd., GDR..........................   9,769   9,670,262
    Samsung Electronics Co., Ltd................................ 475,156  18,681,810
*   Samsung Engineering Co., Ltd................................   6,032      88,117
    Samsung Fire & Marine Insurance Co., Ltd....................   7,788   2,027,459
*   Samsung Heavy Industries Co., Ltd........................... 109,921     775,287
    Samsung Life Insurance Co., Ltd.............................   8,350     607,366
*   Samsung Pharmaceutical Co., Ltd.............................  13,158      33,681
    Samsung SDS Co., Ltd........................................     893     166,057
    Samsung Securities Co., Ltd.................................  20,002     611,264
    SAMT Co., Ltd...............................................  28,477      44,875
    Samwha Capacitor Co., Ltd...................................   3,281     168,365
    Samwha Electric Co., Ltd....................................   1,000      16,192
    Samyang Corp................................................   1,987     104,627
    Samyang Foods Co., Ltd......................................     882      59,704
    Samyang Holdings Corp.......................................   1,661     114,260
    Sang-A Frontec Co., Ltd.....................................   2,592      38,989
*   Sangsangin Co., Ltd.........................................  17,371     286,932
*   Sangsangin Industry Co., Ltd................................   3,523         891
    Sangsin Brake...............................................   6,269      24,140
    Sangsin Energy Display Precision Co., Ltd...................   1,581      13,571

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SOUTH KOREA -- (Continued)
    SaraminHR Co., Ltd..........................................  1,961 $   38,716
    SAVEZONE I&C Corp........................................... 10,599     34,937
*   S-Connect Co., Ltd.......................................... 28,101     48,012
*   SD Biotechnologies Co., Ltd.................................  2,671     22,450
*   SDN Co., Ltd................................................ 14,510     19,437
    Seah Besteel Corp...........................................  7,234    121,676
    SeAH Holdings Corp..........................................    341     28,216
    SeAH Steel Corp.............................................    578     31,869
    SeAH Steel Holdings Corp....................................    862     41,357
    Sebang Co., Ltd.............................................  5,476     68,532
    Sebo Manufacturing Engineer Corp............................  1,807     16,634
*   Seegene, Inc................................................  1,339     26,979
    Sejin Heavy Industries Co., Ltd.............................  5,545     25,568
#   Sejong Industrial Co., Ltd..................................  4,410     27,863
*   Sekonix Co., Ltd............................................  4,832     31,209
    Sempio Foods Co.............................................     12        338
    S-Energy Co., Ltd...........................................  2,942     13,356
*   Seobu T&D...................................................  7,003     62,726
    Seohan Co., Ltd............................................. 45,007     68,633
    Seondo Electric Co., Ltd....................................  4,419     14,686
    Seoul Auction Co., Ltd......................................  2,802     21,486
    Seoul Semiconductor Co., Ltd................................ 19,446    319,803
    SEOWONINTECH Co., Ltd.......................................  3,718     17,594
    Seoyon Co., Ltd.............................................  5,173     20,847
    Seoyon E-Hwa Co., Ltd.......................................  2,891     18,243
*   Sewon Cellontech Co., Ltd...................................  8,094     25,415
    SFA Engineering Corp........................................ 12,841    461,930
#*  SFA Semicon Co., Ltd........................................ 43,839     92,314
*   SG Corp..................................................... 33,602     23,453
*   SG&G Corp...................................................  1,946      3,390
    SH Energy & Chemical Co., Ltd............................... 33,182     33,139
*   Shin Poong Pharmaceutical Co., Ltd..........................  3,365     23,225
#   Shindaeyang Paper Co., Ltd..................................  1,347     95,730
    Shinhan Financial Group Co., Ltd............................ 23,087    872,571
    Shinhan Financial Group Co., Ltd., ADR...................... 18,630    706,077
    Shinil Industrial Co., Ltd.................................. 17,933     30,071
    Shinsegae Engineering & Construction Co., Ltd...............  1,204     31,558
    Shinsegae Food Co., Ltd.....................................    965     74,253
    Shinsegae International, Inc................................    138     37,188
    Shinsegae, Inc..............................................  2,932    854,384
*   Shinsung E&G Co., Ltd....................................... 62,593     62,748
*   Shinsung Tongsang Co., Ltd.................................. 24,154     19,765
*   Shinwha Intertek Corp.......................................  9,715     19,732
*   Shinwon Corp................................................ 18,733     31,411
    SHOWBOX Corp................................................ 14,133     43,272
*   Signetics Corp.............................................. 32,920     45,116
    SIGONG TECH Co., Ltd........................................  2,538     13,832
    Silicon Works Co., Ltd......................................  1,799     75,122
    SIMMTECH Co., Ltd...........................................  8,945     52,560
    SIMPAC, Inc.................................................  9,227     20,313
    SK Bioland Co., Ltd.........................................  3,311     50,480
    SK Chemicals Co., Ltd.......................................    928     53,801
    SK D&D Co., Ltd.............................................    694     17,517
    SK Discovery Co., Ltd.......................................  6,508    169,384
    SK Gas, Ltd.................................................  2,190    160,844
    SK Holdings Co., Ltd........................................  6,440  1,416,227
    SK Hynix, Inc............................................... 78,942  5,342,066
    SK Innovation Co., Ltd...................................... 12,163  1,901,792
    SK Materials Co., Ltd.......................................  1,887    278,253

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
SOUTH KOREA -- (Continued)
    SK Networks Co., Ltd........................................  59,521 $298,667
    SK Securities Co., Ltd...................................... 156,646   95,151
    SK Telecom Co., Ltd., Sponsored ADR.........................   1,900   44,840
    SK Telecom Co., Ltd.........................................     786  166,715
    SKC Co., Ltd................................................   9,852  301,659
*   SKC Solmics Co., Ltd........................................  12,624   45,275
    SKCKOLONPI, Inc.............................................   4,450  115,779
    SL Corp.....................................................   7,768  161,655
*   SM Entertainment Co.........................................     683   24,220
*   S-MAC Co., Ltd..............................................  38,704   35,089
    SMEC Co., Ltd...............................................   8,184   22,270
*   SNU Precision Co., Ltd......................................   5,939   15,249
    S-Oil Corp..................................................   6,749  532,150
*   Solco Biomedical Co., Ltd...................................  51,623   13,125
#*  Solid, Inc..................................................  21,726   81,053
    Songwon Industrial Co., Ltd.................................   7,689  131,793
    Soulbrain Co., Ltd..........................................   6,255  269,758
    SPC Samlip Co., Ltd.........................................     610   70,200
    SPG Co., Ltd................................................   3,002   23,401
    Ssangyong Cement Industrial Co., Ltd........................  48,615  240,145
*   Ssangyong Motor Co..........................................  14,162   64,124
    ST Pharm Co., Ltd...........................................   1,339   26,270
    Suheung Co., Ltd............................................   1,649   38,297
    Sun Kwang Co., Ltd..........................................   1,342   20,642
    Sunchang Corp...............................................   2,805   13,199
    Sung Kwang Bend Co., Ltd....................................   9,457   94,418
*   Sungchang Enterprise Holdings, Ltd..........................  29,253   52,478
    Sungdo Engineering & Construction Co., Ltd..................   5,870   30,707
    Sungshin Cement Co., Ltd....................................   5,696   48,207
    Sungwoo Hitech Co., Ltd.....................................  27,956  116,649
    Sunjin Co., Ltd.............................................   4,399   48,258
*   Suprema HQ, Inc.............................................     703    4,469
*   Suprema, Inc................................................     651   16,618
    SurplusGlobal, Inc..........................................   3,060    8,819
*   Synopex, Inc................................................  20,512   50,409
    Systems Technology, Inc.....................................   3,598   47,371
    Tae Kyung Industrial Co., Ltd...............................   1,986    9,949
*   Taewoong Co., Ltd...........................................   4,708   41,142
    Taeyoung Engineering & Construction Co., Ltd................  25,371  277,669
*   Taihan Electric Wire Co., Ltd...............................  16,521   13,981
    Taihan Textile Co., Ltd.....................................   2,130   29,822
    Tailim Packaging Co., Ltd...................................   8,922   41,025
*   TBH Global Co., Ltd.........................................   5,201   12,195
    TechWing, Inc...............................................   5,406   67,657
    Telechips, Inc..............................................   1,183   12,376
#   TES Co., Ltd................................................   9,566  149,551
    Tesna Co., Ltd..............................................   2,758   92,387
*   Theragen Etex Co., Ltd......................................   2,137   19,670
*   Thinkware Systems Corp......................................   2,319   16,055
*   TK Chemical Corp............................................  11,104   26,231
    TK Corp.....................................................   8,803   87,518
    Tokai Carbon Korea Co., Ltd.................................   1,830   97,132
    Tong Yang Moolsan Co., Ltd..................................  16,528   24,121
    Tongyang Life Insurance Co., Ltd............................  20,755   80,581
    Top Engineering Co., Ltd....................................   5,140   37,582
    Toptec Co., Ltd.............................................   6,539   56,832
    Tovis Co., Ltd..............................................   8,847   52,973
    TS Corp.....................................................   2,334   41,325
*   T'way Holdings, Inc.........................................  16,901   36,653

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------ ------------
SOUTH KOREA -- (Continued)
    Ubiquoss, Inc...............................................    321 $     10,534
*   Ugint Co., Ltd.............................................. 33,350       20,971
    UIL Co., Ltd................................................  5,306       24,226
#*  Unick Corp..................................................  3,277       22,159
    Unid Co., Ltd...............................................  3,047      131,250
    Union Semiconductor Equipment & Materials Co., Ltd.......... 16,169       79,434
    Uniquest Corp...............................................  3,824       23,192
*   Unison Co., Ltd............................................. 16,347       18,728
    UniTest, Inc................................................  4,539       61,197
    Value Added Technology Co., Ltd.............................  2,976       67,984
    Very Good Tour Co., Ltd.....................................  2,730       19,176
    Viatron Technologies, Inc...................................  5,732       59,449
    Vieworks Co., Ltd...........................................  1,861       50,827
    Visang Education, Inc.......................................  2,959       18,831
*   W Holding Co., Ltd.......................................... 24,735       10,753
*   Webzen, Inc.................................................  3,631       57,833
*   Welcron Co., Ltd............................................  4,034       14,071
    Wemade Co., Ltd.............................................    618       25,415
    Whanin Pharmaceutical Co., Ltd..............................  2,903       48,047
*   WillBes & Co. (The)......................................... 29,785       36,621
    Winix, Inc..................................................  1,488       30,140
    Wins Co., Ltd...............................................    945       11,493
    WiSoL Co., Ltd.............................................. 14,909      228,735
*   WONIK CUBE Corp.............................................  8,997       18,445
*   Wonik Holdings Co., Ltd..................................... 17,153       72,940
    WONIK IPS Co., Ltd.......................................... 13,884      332,428
    Wonik Materials Co., Ltd....................................  4,076       82,848
*   Wonik QnC Corp..............................................  6,042       73,037
*   Woongjin Co., Ltd........................................... 30,214       57,949
    Woongjin Coway Co., Ltd.....................................  5,146      386,696
*   Woongjin Energy Co., Ltd....................................  2,621        2,051
*   Woongjin Thinkbig Co., Ltd.................................. 20,115       51,040
*   Woori Financial Group, Inc., Sponsored ADR..................  2,923      104,660
    Woori Financial Group, Inc.................................. 88,365    1,047,687
*   Woori Investment Bank Co., Ltd.............................. 55,554       35,474
*   Wooridul Pharmaceutical, Ltd................................  2,161       14,266
    Woorison F&G Co., Ltd....................................... 12,563       30,856
    Woory Industrial Co., Ltd...................................  1,316       33,537
    Wooshin Systems Co., Ltd....................................  1,763        9,467
    Y G-1 Co., Ltd.............................................. 10,712      102,858
*   YeaRimDang Publishing Co., Ltd..............................  7,920       40,885
*   Yeong Hwa Metal Co., Ltd.................................... 16,137       20,307
*   YJM Games Co., Ltd..........................................  7,970       15,818
    YMC Co., Ltd................................................  6,786       48,881
*   Yonwoo Co., Ltd.............................................    670       16,207
    YooSung T&S Co., Ltd........................................  7,220       20,979
    Youlchon Chemical Co., Ltd..................................  3,645       44,512
    Young Poong Corp............................................    115       76,322
    Youngone Corp...............................................  8,136      257,388
    Youngone Holdings Co., Ltd..................................  2,822      157,068
*   YoungWoo DSP Co., Ltd.......................................  5,383        6,012
#*  Yuanta Securities Korea Co., Ltd............................ 52,438      149,323
    Yuhan Corp..................................................    781      164,304
*   Yungjin Pharmaceutical Co., Ltd.............................  2,603       14,638
    Zeus Co., Ltd...............................................  2,458       33,615
                                                                        ------------
TOTAL SOUTH KOREA...............................................         150,805,347
                                                                        ------------
SPAIN -- (1.8%)
    Acciona SA.................................................. 15,118    1,753,398

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SPAIN -- (Continued)
    Acerinox SA.................................................   101,008 $1,052,043
    ACS Actividades de Construccion y Servicios SA..............    53,950  2,480,934
    Aena SME SA.................................................     7,298  1,355,003
    Alantra Partners SA.........................................       614     10,670
    Almirall SA.................................................    15,752    254,199
    Amadeus IT Group SA.........................................    33,766  2,691,037
*   Amper SA....................................................   310,784     93,091
    Applus Services SA..........................................    77,383    972,465
    Atresmedia Corp. de Medios de Comunicacion SA...............    31,367    169,423
    Azkoyen SA..................................................     4,453     39,627
    Banco Bilbao Vizcaya Argentaria SA..........................   479,468  2,915,573
    Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR...........    59,973    365,237
    Banco de Sabadell SA........................................ 1,618,770  1,884,790
    Banco Santander SA.......................................... 1,507,399  7,641,573
    Banco Santander SA, Sponsored ADR...........................   233,754  1,166,432
    Bankia SA...................................................   360,701    999,021
    Bankinter SA................................................   216,386  1,729,616
    Bolsas y Mercados Espanoles SHMSF SA........................    43,757  1,242,874
    CaixaBank SA................................................   363,632  1,159,075
    Cellnex Telecom SA..........................................    71,968  2,216,908
    Cia de Distribucion Integral Logista Holdings SA............    14,308    339,456
    CIE Automotive SA...........................................    24,889    695,581
    Construcciones y Auxiliar de Ferrocarriles SA...............     7,787    367,249
*   Deoleo SA...................................................   218,644     13,778
    Distribuidora Internacional de Alimentacion SA..............   229,168    159,665
*   Duro Felguera SA............................................   597,700      8,195
    Ebro Foods SA...............................................    12,980    273,981
*   eDreams ODIGEO SA...........................................    18,832     66,044
    Elecnor SA..................................................     8,321    110,354
    Enagas SA...................................................   100,650  2,871,076
    Ence Energia y Celulosa SA..................................    81,778    440,643
    Endesa SA...................................................    32,657    814,739
    Ercros SA...................................................    66,827    228,106
    Euskaltel SA................................................    37,378    351,219
    Faes Farma SA...............................................   162,400    745,339
    Ferrovial SA................................................    20,199    498,095
*   Fluidra SA..................................................    15,954    174,541
*   Fomento de Construcciones y Contratas SA....................    14,793    181,391
*   Global Dominion Access SA...................................    50,319    269,037
    Grifols SA..................................................    29,198    811,450
    Grupo Catalana Occidente SA.................................    12,173    459,449
*   Grupo Empresarial San Jose SA...............................     3,318     28,488
*   Grupo Ezentis SA............................................    46,082     27,618
    Iberdrola S.A...............................................   826,824  7,513,675
    Iberpapel Gestion SA........................................       352     12,187
*   Indra Sistemas SA...........................................    66,457    783,773
    Industria de Diseno Textil SA...............................    40,369  1,222,317
    Laboratorios Farmaceuticos Rovi SA..........................       824     17,023
*   Liberbank SA................................................ 1,076,318    477,479
    Mapfre SA...................................................   249,439    749,361
    Mediaset Espana Comunicacion SA.............................   105,629    819,164
    Melia Hotels International SA...............................    65,079    645,048
    Miquel y Costas & Miquel SA.................................    11,594    205,729
*   Natra SA....................................................     8,936      9,000
    Naturgy Energy Group SA.....................................    66,262  1,886,367
    Obrascon Huarte Lain SA.....................................    51,945     63,607
*   Pharma Mar SA...............................................    14,094     33,383
*   Promotora de Informaciones SA, Class A......................   111,527    203,637
    Prosegur Cia de Seguridad SA................................   118,571    616,992

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SPAIN -- (Continued)
*   Quabit Inmobiliaria SA......................................  39,123 $    53,907
*   Realia Business SA..........................................  69,999      74,635
    Red Electrica Corp. SA......................................  52,668   1,093,065
    Repsol SA, Sponsored ADR....................................  52,463     892,392
    Repsol SA................................................... 185,579   3,149,029
    Sacyr S.A................................................... 232,433     570,640
    Siemens Gamesa Renewable Energy SA..........................   8,910     160,027
*   Solaria Energia y Medio Ambiente SA.........................  36,783     214,780
*   Talgo SA....................................................  44,657     294,994
    Tecnicas Reunidas SA........................................   3,605     107,662
    Telefonica SA, Sponsored ADR................................  47,435     393,711
    Telefonica SA............................................... 295,400   2,462,854
    Tubacex SA..................................................  24,810      77,120
*   Tubos Reunidos SA...........................................  30,261       7,779
    Vidrala SA..................................................   6,909     648,817
    Viscofan SA.................................................  19,692   1,184,675
*   Vocento SA..................................................   6,696      10,513
    Zardoya Otis SA.............................................  46,903     379,097
                                                                         -----------
TOTAL SPAIN.....................................................          69,162,922
                                                                         -----------
SWEDEN -- (2.0%)
    AAK AB......................................................  71,490   1,161,976
    AddLife AB, Class B.........................................   3,547      95,171
    AddNode Group AB............................................   8,186     124,586
    AddTech AB, Class B.........................................  15,502     377,053
    AF POYRY AB, Class B........................................  29,713     554,327
    Alfa Laval AB...............................................  22,725     527,485
    Alimak Group AB.............................................   8,628     144,721
    Arjo AB, Class B............................................  43,543     161,642
    Assa Abloy AB, Class B......................................  19,435     415,473
    Atlas Copco AB, Class A.....................................  30,505     952,192
    Atlas Copco AB, Class B.....................................  17,727     504,904
    Atrium Ljungberg AB, Class B................................  15,011     245,013
    Attendo AB..................................................  29,264     159,458
    Avanza Bank Holding AB......................................  35,135     281,417
    Axfood AB...................................................  15,489     284,309
    BE Group AB.................................................   1,844       8,236
    Beijer Alma AB..............................................  22,051     310,068
*   Beijer Electronics Group AB.................................   6,711      38,477
    Beijer Ref AB...............................................  17,619     372,708
    Bergman & Beving AB.........................................  12,025     128,337
    Besqab AB...................................................   1,033       9,634
    Betsson AB..................................................  70,099     532,105
    Bilia AB, Class A...........................................  61,438     527,257
    BillerudKorsnas AB..........................................  83,624   1,136,773
    BioGaia AB, Class B.........................................   6,804     330,066
    Biotage AB..................................................  17,611     238,991
    Bjorn Borg AB...............................................  11,488      34,250
    Boliden AB..................................................  86,940   2,587,328
    Bonava AB...................................................   3,052      38,633
    Bonava AB, Class B..........................................  29,670     377,833
    Bravida Holding AB..........................................   9,487      83,092
    Bufab AB....................................................  15,696     177,994
    Bulten AB...................................................   6,216      52,561
*   Byggmax Group AB............................................  31,325     139,986
    Castellum AB................................................  18,860     339,092
    Catena AB...................................................   6,264     161,221
    Clas Ohlson AB, Class B.....................................  16,146     134,135
    Cloetta AB, Class B.........................................  93,501     285,578

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
*   Collector AB................................................   5,084 $   28,397
    Concentric AB...............................................  20,211    324,087
    Coor Service Management Holding AB..........................   4,969     42,955
    Corem Property Group AB.....................................  21,057     30,477
    Dedicare AB, Class B........................................     870      4,462
    Dios Fastigheter AB.........................................  33,367    237,537
    Dometic Group AB............................................ 143,816  1,313,868
*   Doro AB.....................................................   9,675     38,661
    Duni AB.....................................................  10,582    130,645
    Dustin Group AB.............................................  29,000    259,930
    Eastnine AB.................................................   8,283     94,510
    Elanders AB, Class B........................................   2,164     20,389
    Electrolux AB, Series B.....................................  43,531  1,066,872
    Elekta AB, Class B..........................................  34,531    409,571
*   Eltel AB....................................................  18,432     36,780
*   Enea AB.....................................................   6,373    102,768
*   Epiroc AB, Class A..........................................  27,412    283,374
*   Epiroc AB, Class B..........................................  38,078    376,811
    Essity AB, Class A..........................................   3,204     94,809
    Essity AB, Class B..........................................  79,422  2,354,934
    eWork Group AB..............................................   3,724     33,095
    Fabege AB...................................................  24,212    336,297
    Fagerhult AB................................................   8,196     70,006
*   Fastighets AB Balder, Class B...............................  11,128    352,011
    FastPartner AB..............................................  10,334     74,949
    Fenix Outdoor International AG..............................     789     79,901
*   Fingerprint Cards AB, Class B............................... 115,486    169,840
    Getinge AB, Class B.........................................  70,940    999,487
    Granges AB..................................................  44,502    483,179
    Gunnebo AB..................................................  41,274    109,368
    Haldex AB...................................................  20,108    154,607
*   Hembla AB...................................................   4,192     79,284
    Hemfosa Fastigheter AB......................................  43,448    359,549
    Hennes & Mauritz AB, Class B................................  62,622  1,092,688
    Hexagon AB, Class B.........................................  20,566  1,123,565
    Hexpol AB...................................................  63,206    493,704
    Hiq International AB........................................  27,168      9,583
    HIQ International AB........................................  27,168    152,818
    Holmen AB, Class B..........................................  41,834    879,769
    Hufvudstaden AB, Class A....................................  21,576    359,526
    Husqvarna AB, Class A.......................................  20,121    185,076
    Husqvarna AB, Class B....................................... 213,953  1,953,473
    ICA Gruppen AB..............................................  14,790    535,168
    Indutrade AB................................................  22,986    702,790
*   International Petroleum Corp................................  33,561    174,858
    Intrum AB...................................................  28,236    719,011
    Inwido AB...................................................  52,454    346,253
    ITAB Shop Concept AB, Class B...............................   3,537      8,695
    JM AB.......................................................  42,011    800,235
    KappAhl AB..................................................  36,944     67,575
    Kindred Group P.L.C.........................................  67,551    589,905
    Klovern AB, Class B......................................... 174,308    235,909
    KNOW IT AB..................................................  17,201    405,337
    Kungsleden AB...............................................  60,690    461,131
    Lagercrantz Group AB, Class B...............................  20,489    249,587
    Lifco AB, Class B...........................................   4,216    200,813
    Lindab International AB.....................................  34,213    385,922
    Loomis AB, Class B..........................................  45,762  1,693,069
    Lundin Petroleum AB.........................................  20,983    683,337

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWEDEN -- (Continued)
*   Medivir AB, Class B.........................................   2,956 $    5,475
    Mekonomen AB................................................  17,502    127,892
    Millicom International Cellular SA..........................  17,398  1,017,644
    Modern Times Group MTG AB, Class B..........................   1,542     19,923
    Momentum Group AB, Class B..................................  10,464    108,194
*   MQ Holding AB...............................................  78,293     35,238
    Mycronic AB.................................................  28,090    394,371
    Nederman Holding AB.........................................   1,650     20,849
*   Net Insight AB, Class B.....................................  64,475     14,128
    NetEnt AB...................................................  66,792    212,276
    New Wave Group AB, Class B..................................  24,373    175,525
    Nibe Industrier AB, Class B.................................  62,777    844,029
    Nobia AB....................................................  69,989    439,807
    Nobina AB...................................................  66,772    428,721
    Nolato AB, Class B..........................................  15,102    700,915
    Nordea Bank Abp............................................. 291,852  2,296,102
    Nordic Waterproofing Holding A.S............................   1,273     12,291
    NP3 Fastigheter AB..........................................   9,523     75,140
    OEM International AB, Class B...............................   2,886     65,265
    Opus Group AB............................................... 125,364     66,009
    Oriflame Holding AG.........................................  16,049    331,030
    Peab AB..................................................... 107,724    985,349
    Platzer Fastigheter Holding AB, Class B.....................   3,198     26,080
    Pricer AB, Class B..........................................  58,280     75,452
    Proact IT Group AB..........................................   5,753    153,361
*   Qliro Group AB..............................................  43,215     55,975
    Ratos AB, Class B...........................................  97,977    222,570
*   RaySearch Laboratories AB...................................   7,166     91,064
*   Recipharm AB, Class B.......................................  21,390    305,994
    Rottneros AB................................................  45,215     68,731
    Saab AB, Class B............................................  17,220    566,880
    Sagax AB, Class B...........................................  11,262    198,431
    Sandvik AB..................................................  94,524  1,750,431
*   SAS AB...................................................... 172,240    314,137
    Scandi Standard AB..........................................  31,872    218,539
    Scandic Hotels Group AB.....................................  33,280    309,807
    Sectra AB, Class B..........................................   3,390    114,884
    Securitas AB, Class B.......................................  69,799  1,220,542
    Semcon AB...................................................   5,895     35,948
*   Sensys Gatso Group AB....................................... 132,179     22,278
    Sintercast AB...............................................     958     13,215
    Skandinaviska Enskilda Banken AB, Class A................... 197,610  1,886,702
    Skandinaviska Enskilda Banken AB, Class C...................   1,755     16,995
    Skanska AB, Class B.........................................  35,473    617,733
    SKF AB, Class A.............................................   3,420     63,285
    SKF AB, Class B.............................................  99,292  1,843,056
    SkiStar AB..................................................  25,958    313,916
    SSAB AB, Class B, Share.....................................  73,712    239,855
    SSAB AB, Class A............................................  13,020     49,142
    SSAB AB, Class A............................................  67,343    254,425
    SSAB AB, Class B............................................ 183,600    592,078
    Svenska Cellulosa AB SCA, Class A...........................   5,089     49,710
    Svenska Cellulosa AB SCA, Class B........................... 107,952    942,405
    Svenska Handelsbanken AB, Class A........................... 166,114  1,814,478
    Svenska Handelsbanken AB, Class B...........................   5,211     56,651
    Sweco AB, Class B...........................................  26,657    680,357
    Swedbank AB, Class A........................................  99,959  1,633,251
    Swedish Match AB............................................  23,762  1,158,625
*   Swedish Orphan Biovitrum AB.................................   8,103    147,853

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWEDEN -- (Continued)
    Systemair AB................................................   2,857 $    34,598
    Tele2 AB, Class B........................................... 205,481   2,745,127
    Telefonaktiebolaget LM Ericsson, Sponsored ADR..............  25,726     254,687
    Telefonaktiebolaget LM Ericsson, Class A....................   4,242      42,194
    Telefonaktiebolaget LM Ericsson, Class B.................... 123,302   1,219,725
    Telia Co. AB................................................ 590,862   2,517,383
    Thule Group AB..............................................  31,892     742,953
    Trelleborg AB, Class B......................................  39,300     649,974
    Troax Group AB..............................................   4,380     156,872
*   Victoria Park AB, Class B...................................   5,811      22,767
    Vitrolife AB................................................  18,528     390,063
    Volvo AB, Class A...........................................  42,804     685,316
    Volvo AB, Class B........................................... 269,328   4,316,365
    Wallenstam AB, Class B......................................  40,951     394,097
    Wihlborgs Fastigheter AB....................................  43,629     580,468
                                                                         -----------
TOTAL SWEDEN....................................................          80,350,887
                                                                         -----------
SWITZERLAND -- (4.5%)
    ABB, Ltd., Sponsored ADR....................................  55,403   1,144,573
    ABB, Ltd.................................................... 241,211   4,961,399
    Adecco Group AG.............................................  62,773   3,606,496
*   Alcon, Inc..................................................  23,799   1,385,102
*   Alcon, Inc..................................................   6,206     357,395
    Allreal Holding AG..........................................  10,097   1,611,207
*   Alpiq Holding AG............................................   1,231      85,341
    ALSO Holding AG.............................................   2,933     368,061
    ams AG......................................................   9,578     404,309
    APG SGA SA..................................................     506     144,859
    Arbonia AG..................................................  20,762     224,182
*   Aryzta AG................................................... 350,444     524,016
    Ascom Holding AG............................................  19,142     261,176
    Autoneum Holding AG.........................................   1,715     227,062
    Bachem Holding AG, Class B..................................     471      60,163
    Baloise Holding AG..........................................  13,289   2,278,283
    Banque Cantonale de Geneve..................................     384      75,774
    Banque Cantonale Vaudoise...................................   1,100     868,531
    Barry Callebaut AG..........................................     447     819,594
    Belimo Holding AG...........................................     154     809,052
    Bell Food Group AG..........................................   1,013     291,773
    Bellevue Group AG...........................................   4,979      98,375
    Berner Kantonalbank AG......................................   1,515     354,022
    BKW AG......................................................   5,962     380,124
    Bobst Group SA..............................................   5,176     371,558
    Bossard Holding AG, Class A.................................   4,372     712,881
    Bucher Industries AG........................................   4,147   1,406,668
    Burckhardt Compression Holding AG...........................   1,121     338,372
    Burkhalter Holding AG.......................................   1,302     100,138
    Calida Holding AG...........................................   2,049      63,541
    Carlo Gavazzi Holding AG....................................     107      27,562
    Cembra Money Bank AG........................................  11,813   1,097,090
    Cham Group AG...............................................      27      11,044
    Chocoladefabriken Lindt & Spruengli AG......................      10     758,575
    Cicor Technologies, Ltd.....................................     869      50,696
    Cie Financiere Richemont SA.................................  51,708   3,779,976
    Cie Financiere Tradition SA.................................     818      86,885
    Clariant AG................................................. 135,347   2,784,687
    Coltene Holding AG..........................................   1,624     160,098
    Conzzeta AG.................................................     525     452,740
    Credit Suisse Group AG...................................... 165,579   2,202,017

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWITZERLAND -- (Continued)
    Credit Suisse Group AG, Sponsored ADR.......................  40,310 $   536,128
    Daetwyler Holding AG........................................   2,987     463,162
    DKSH Holding AG.............................................  15,966     980,462
    dormakaba Holding AG........................................   1,029     777,298
*   Dottikon Es Holding AG......................................      16       6,971
    Dufry AG....................................................  12,643   1,237,385
    EFG International AG........................................  74,656     561,246
    Emmi AG.....................................................     875     771,968
    EMS-Chemie Holding AG.......................................     886     536,552
    Energiedienst Holding AG....................................   1,334      40,184
*   Evolva Holding SA...........................................  73,727      16,703
    Feintool International Holding AG...........................   1,240      89,553
    Flughafen Zurich AG.........................................   9,780   1,612,218
    Forbo Holding AG............................................     716   1,150,299
*   GAM Holding AG..............................................  79,101     328,113
    Geberit AG..................................................   3,490   1,463,388
    Georg Fischer AG............................................   2,775   2,698,886
    Givaudan SA.................................................     993   2,571,179
    Gurit Holding AG............................................     232     250,308
    Helvetia Holding AG.........................................   3,203   2,035,423
*   HOCHDORF Holding AG.........................................     415      56,112
    Huber & Suhner AG...........................................   7,280     582,162
    Hypothekarbank Lenzburg AG..................................       9      39,928
    Implenia AG.................................................   7,232     227,616
    Inficon Holding AG..........................................     842     473,427
    Interroll Holding AG........................................     256     558,645
    Intershop Holding AG........................................     423     207,287
    Julius Baer Group, Ltd......................................  42,750   2,065,033
    Jungfraubahn Holding AG.....................................     100      14,194
    Kardex AG...................................................   4,601     715,078
    Komax Holding AG............................................   1,888     433,447
    Kudelski SA.................................................  18,111     115,274
    Kuehne + Nagel International AG.............................   2,593     376,905
    LafargeHolcim, Ltd..........................................  48,585   2,494,229
    LafargeHolcim, Ltd..........................................  23,757   1,224,689
*   Lastminute.com NV...........................................   2,606      54,167
    LEM Holding SA..............................................     165     225,782
    Liechtensteinische Landesbank AG............................   4,520     308,302
    Logitech International SA...................................  16,891     661,890
    Logitech International SA...................................  18,686     723,522
    Lonza Group AG..............................................  13,260   4,095,074
    Luzerner Kantonalbank AG....................................   1,408     656,132
*   Meier Tobler Group AG.......................................     996      17,510
    Metall Zug AG...............................................      82     215,917
*   Meyer Burger Technology AG..................................  60,123      41,366
    Mikron Holding AG...........................................   2,431      18,976
    Mobilezone Holding AG.......................................  12,320     112,305
    Mobimo Holding AG...........................................   3,772     869,784
    Nestle SA................................................... 261,736  25,199,315
*   Newron Pharmaceuticals SpA..................................   3,526      31,659
    Novartis AG, Sponsored ADR.................................. 118,999   9,785,288
    Novartis AG.................................................  31,034   2,542,928
    OC Oerlikon Corp. AG........................................ 102,197   1,335,624
*   Orascom Development Holding AG..............................   6,054      98,041
    Orell Fuessli Holding AG....................................     152      14,475
    Orior AG....................................................   2,210     168,644
    Panalpina Welttransport Holding AG..........................   4,672   1,001,558
    Partners Group Holding AG...................................   2,215   1,670,696
    Phoenix Mecano AG...........................................     223     104,297

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- ------------
SWITZERLAND -- (Continued)
    Plazza AG, Class A..........................................     244 $     59,892
    PSP Swiss Property AG.......................................  13,899    1,418,225
    Rieter Holding AG...........................................   1,570      226,932
    Roche Holding AG............................................   1,912      500,234
    Roche Holding AG............................................  49,283   13,003,974
    Romande Energie Holding SA..................................      59       69,464
    Schaffner Holding AG........................................     216       50,107
    Schindler Holding AG........................................   2,273      483,248
*   Schmolz + Bickenbach AG..................................... 261,907      120,707
    Schweiter Technologies AG...................................     518      503,242
    SFS Group AG................................................   8,928      824,588
    SGS SA......................................................     275      725,601
    Siegfried Holding AG........................................   1,822      691,288
    Sika AG.....................................................  33,600    5,148,260
    Sonova Holding AG...........................................   9,168    1,851,772
    St Galler Kantonalbank AG...................................     953      431,378
    Straumann Holding AG........................................   1,547    1,250,239
    Sulzer AG...................................................   8,150      860,033
    Sunrise Communications Group AG.............................  27,143    1,802,352
    Swatch Group AG (The).......................................   4,575    1,396,239
    Swatch Group AG (The).......................................   8,093      474,886
    Swiss Life Holding AG.......................................   7,043    3,311,114
    Swiss Re AG.................................................  30,702    2,955,921
    Swisscom AG.................................................   9,184    4,279,323
    Swissquote Group Holding SA.................................   3,549      139,017
    Tamedia AG..................................................   1,154      122,231
    Tecan Group AG..............................................   1,820      410,867
    Temenos AG..................................................  14,082    2,342,508
    Thurgauer Kantonalbank......................................     112       11,921
    Tornos Holding AG...........................................   3,658       28,727
    u-blox Holding AG...........................................   4,230      355,018
*   UBS Group AG................................................ 389,088    5,229,343
    Valiant Holding AG..........................................   6,995      784,430
    Valora Holding AG...........................................   1,827      465,030
    VAT Group AG................................................  17,376    2,159,660
    Vaudoise Assurances Holding SA..............................     523      262,312
    Vetropack Holding AG........................................     107      233,037
    Vifor Pharma AG.............................................   9,692    1,265,669
*   Von Roll Holding AG.........................................  14,867       18,558
    Vontobel Holding AG.........................................  12,679      747,679
    VP Bank AG..................................................   1,567      228,355
    VZ Holding AG...............................................     676      164,924
    Warteck Invest AG...........................................      11       21,482
    Ypsomed Holding AG..........................................   1,220      159,786
    Zehnder Group AG............................................   5,117      176,154
    Zug Estates Holding AG, Class B.............................      39       69,491
    Zuger Kantonalbank AG.......................................      31      188,790
    Zurich Insurance Group AG...................................  18,766    5,981,995
                                                                         ------------
TOTAL SWITZERLAND...............................................          177,416,104
                                                                         ------------
TAIWAN -- (4.0%)
    Ability Opto-Electronics Technology Co., Ltd................  35,000       59,442
    Abnova Corp.................................................  11,000       10,631
    AcBel Polytech, Inc......................................... 116,540       85,023
    Accton Technology Corp...................................... 173,929      738,853
    Acer, Inc................................................... 805,521      547,552
    ACES Electronic Co., Ltd....................................  43,000       33,744
*   Acon Holding, Inc...........................................  73,000       18,603
    Acter Co., Ltd..............................................  25,300      147,948

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Actron Technology Corp......................................    35,000 $  121,947
    A-DATA Technology Co., Ltd..................................    71,503    115,773
    Addcn Technology Co., Ltd...................................     3,000     26,415
    Adlink Technology, Inc......................................    29,933     40,611
    Advanced Ceramic X Corp.....................................    11,000    110,400
    Advanced International Multitech Co., Ltd...................    64,000     95,394
*   Advanced Lithium Electrochemistry Cayman Co., Ltd...........    20,000     12,935
    Advanced Optoelectronic Technology, Inc.....................    31,000     17,867
    Advanced Power Electronics Corp.............................    34,000     31,199
    Advanced Wireless Semiconductor Co..........................    71,000    116,311
    Advancetek Enterprise Co., Ltd..............................    67,532     34,772
    Advantech Co., Ltd..........................................    34,586    280,226
    Aerospace Industrial Development Corp.......................   304,000    308,564
*   AGV Products Corp...........................................   218,413     49,844
    Airtac International Group..................................    33,773    452,444
#   Alchip Technologies, Ltd....................................    25,000     65,860
    All Ring Tech Co., Ltd......................................    49,000     74,316
    Allied Circuit Co., Ltd.....................................     5,000      9,876
    Allis Electric Co., Ltd.....................................    65,000     32,978
    Alltek Technology Corp......................................    32,002     19,473
    Alltop Technology Co., Ltd..................................    28,000     57,560
    Alpha Networks, Inc.........................................   154,200     99,699
    Amazing Microelectronic Corp................................    33,274     87,684
    Ambassador Hotel (The)......................................   110,000     77,983
    AMICCOM Electronics Corp....................................    10,000      6,512
    Ampire Co., Ltd.............................................    40,000     32,796
    AMPOC Far-East Co., Ltd.....................................    24,000     24,446
*   AmTRAN Technology Co., Ltd..................................   434,000    167,900
    Anpec Electronics Corp......................................    40,781     83,800
    AP Memory Technology Corp...................................     8,397     11,431
    Apacer Technology, Inc......................................    40,501     44,257
#   APAQ Technology Co., Ltd....................................    26,319     27,268
    APCB, Inc...................................................    62,000     62,750
    Apex Biotechnology Corp.....................................    31,226     31,638
*   Apex International Co., Ltd.................................    57,252     94,844
    Apex Medical Corp...........................................    20,000     17,162
    Apex Science & Engineering..................................    75,920     20,428
    Arcadyan Technology Corp....................................    46,674    129,445
    Ardentec Corp...............................................   293,120    300,780
    Argosy Research, Inc........................................    26,000     42,032
    ASE Technology Holding Co., Ltd., ADR.......................    80,709    367,225
    ASE Technology Holding Co., Ltd.............................   279,796    649,945
    Asia Cement Corp............................................   417,029    564,455
    Asia Electronic Material Co., Ltd...........................    17,000     11,205
    Asia Optical Co., Inc.......................................    74,000    212,423
*   Asia Pacific Telecom Co., Ltd............................... 1,075,000    281,436
    Asia Tech Image, Inc........................................    13,000     19,086
    Asia Vital Components Co., Ltd..............................   128,053    178,350
    ASMedia Technology, Inc.....................................     7,364    127,738
    ASPEED Technology, Inc......................................     6,000    124,946
    ASROCK, Inc.................................................     6,000     12,111
    Asustek Computer, Inc.......................................   100,502    768,353
    Aten International Co., Ltd.................................    53,000    160,149
    AU Optronics Corp., Sponsored ADR...........................    19,522     68,132
    AU Optronics Corp........................................... 3,746,980  1,340,065
    Audix Corp..................................................    47,200     60,479
    AURAS Technology Co., Ltd...................................    22,000     98,070
    Aurora Corp.................................................    23,100     73,655
    Avalue Technology, Inc......................................    16,000     24,421

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    AVY Precision Technology, Inc...............................    49,962 $   52,540
    Axiomtek Co., Ltd...........................................    18,000     32,987
    Bank of Kaohsiung Co., Ltd..................................   275,393     86,135
    BenQ Materials Corp.........................................    69,000     61,263
#   BES Engineering Corp........................................   690,000    174,291
    Bin Chuan Enterprise Co., Ltd...............................    51,000     31,045
    Bionime Corp................................................     7,000     11,165
    Bioteque Corp...............................................    39,000    144,662
    Bizlink Holding, Inc........................................    60,038    389,418
*   Boardtek Electronics Corp...................................    47,000     51,162
    Bright Led Electronics Corp.................................    47,000     18,623
#   Brighton-Best International Taiwan, Inc.....................   141,423    159,126
    C Sun Manufacturing, Ltd....................................    79,000     87,409
    Capital Futures Corp........................................    29,900     46,301
    Capital Securities Corp..................................... 1,047,600    315,402
#   Career Technology MFG. Co., Ltd.............................    93,962    103,286
    Casetek Holdings, Ltd.......................................    82,753    138,587
    Caswell, Inc................................................     7,000     20,141
    Catcher Technology Co., Ltd.................................   191,360  1,517,166
    Cathay Financial Holding Co., Ltd...........................   888,692  1,286,883
#   Cathay Real Estate Development Co., Ltd.....................   327,300    266,544
    Cayman Engley Industrial Co., Ltd...........................    15,327     60,816
    Center Laboratories, Inc....................................   105,063    267,653
    Central Reinsurance Co., Ltd................................    67,788     39,063
    Chailease Holding Co., Ltd..................................   316,200  1,348,065
    Chain Chon Industrial Co., Ltd..............................    27,000      7,552
*   Champion Building Materials Co., Ltd........................    74,526     15,900
    Chang Hwa Commercial Bank, Ltd..............................   965,048    578,100
    Chang Wah Electromaterials, Inc.............................    21,913    127,092
    Channel Well Technology Co., Ltd............................    85,000     74,799
    Charoen Pokphand Enterprise.................................    93,920    178,506
    Chaun-Choung Technology Corp................................    10,000     56,011
    CHC Healthcare Group........................................    50,000     65,248
    CHC Resources Corp..........................................    37,900     64,418
    Chen Full International Co., Ltd............................    48,000     61,237
    Chenbro Micom Co., Ltd......................................    33,000     69,937
*   Cheng Fwa Industrial Co., Ltd...............................    36,000     16,206
    Cheng Loong Corp............................................   387,360    247,743
#*  Cheng Mei Materials Technology Corp.........................   293,100    121,985
    Cheng Shin Rubber Industry Co., Ltd.........................   568,341    759,274
    Cheng Uei Precision Industry Co., Ltd.......................   183,051    222,445
    Chenming Mold Industry Corp.................................    38,000     22,795
    Chian Hsing Forging Industrial Co., Ltd.....................    21,000     40,507
    Chicony Electronics Co., Ltd................................   159,400    392,943
    Chicony Power Technology Co., Ltd...........................    68,807    122,426
    Chieftek Precision Co., Ltd.................................    27,000     99,274
    Chilisin Electronics Corp...................................    67,024    214,318
    China Airlines, Ltd......................................... 2,166,019    687,138
    China Bills Finance Corp....................................   421,000    200,962
    China Chemical & Pharmaceutical Co., Ltd....................   122,000     74,472
    China Development Financial Holding Corp.................... 2,412,412    777,616
    China Ecotek Corp...........................................    11,000     12,250
    China Electric Manufacturing Corp...........................   168,000     54,285
#   China General Plastics Corp.................................   193,580    142,457
    China Life Insurance Co., Ltd...............................   460,412    383,341
    China Metal Products........................................   104,290    126,846
    China Steel Chemical Corp...................................    35,000    152,453
    China Steel Corp............................................ 1,025,881    828,918
#   China Steel Structure Co., Ltd..............................    24,000     20,490

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    China Wire & Cable Co., Ltd.................................    34,160 $   22,938
    Chinese Maritime Transport, Ltd.............................    31,570     33,083
*   Ching Feng Home Fashions Co., Ltd...........................    54,000     38,728
    Chin-Poon Industrial Co., Ltd...............................   189,126    235,524
    Chipbond Technology Corp....................................   349,000    792,021
    ChipMOS Techinologies, Inc..................................    39,096     34,085
    ChipMOS Technologies, Inc., ADR.............................     4,591     79,059
    Chlitina Holding, Ltd.......................................    19,000    155,494
    Chong Hong Construction Co., Ltd............................   116,941    329,005
    Chroma ATE, Inc.............................................    65,560    314,073
    Chun YU Works & Co., Ltd....................................    18,000     13,698
    Chun Yuan Steel.............................................   160,570     54,292
    Chung Hsin Electric & Machinery Manufacturing Corp..........   194,000    130,647
#*  Chung Hung Steel Corp.......................................   621,212    247,518
    Chung Hwa Pulp Corp.........................................   191,629     59,183
    Chunghwa Precision Test Tech Co., Ltd.......................     2,000     31,226
    Chunghwa Telecom Co., Ltd., Sponsored ADR...................     3,702    133,420
    Chunghwa Telecom Co., Ltd...................................    82,727    298,001
    Chyang Sheng Dyeing & Finishing Co., Ltd....................    51,000     25,276
    Cleanaway Co., Ltd..........................................    45,000    248,357
    Clevo Co....................................................   223,401    212,776
#*  CMC Magnetics Corp..........................................   893,101    204,019
    CoAsia Microelectronics Corp................................    65,094     19,926
    Coland Holdings, Ltd........................................    11,000      9,974
    Compal Electronics, Inc..................................... 1,304,747    843,406
    Compeq Manufacturing Co., Ltd...............................   702,000    581,721
    Compucase Enterprise........................................    31,000     28,374
    Concord Securities Co., Ltd.................................   221,095     52,614
    Concraft Holding Co., Ltd...................................    11,000     47,286
    Continental Holdings Corp...................................   215,200    107,304
*   Contrel Technology Co., Ltd.................................    77,000     48,947
    Coremax Corp................................................    32,772     91,628
    Coretronic Corp.............................................   208,000    323,823
    Co-Tech Development Corp....................................   101,253    107,688
    Cowealth Medical Holding Co., Ltd...........................    14,000     20,857
    Coxon Precise Industrial Co., Ltd...........................    40,000     24,828
*   CSBC Corp. Taiwan...........................................    83,286     70,276
    CTBC Financial Holding Co., Ltd............................. 1,901,655  1,302,732
    CTCI Corp...................................................   248,444    385,234
    Cub Elecparts, Inc..........................................    15,679    139,491
    CviLux Corp.................................................    26,600     22,046
    CX Technology Co., Ltd......................................    16,689     12,554
    CyberPower Systems, Inc.....................................    20,000     58,346
    CyberTAN Technology, Inc....................................   152,424     81,031
    Cypress Technology Co., Ltd.................................    17,000     48,434
    DA CIN Construction Co., Ltd................................    95,000     64,576
    Dadi Early-Childhood Education Group, Ltd...................     7,495     59,213
    Da-Li Development Co., Ltd..................................    36,603     37,271
*   Danen Technology Corp.......................................   121,000      5,841
    Darfon Electronics Corp.....................................   104,000    160,753
#   Darwin Precisions Corp......................................   178,000    111,266
    Daxin Materials Corp........................................    31,100     93,831
    De Licacy Industrial Co., Ltd...............................    61,742     45,832
*   Delpha Construction Co., Ltd................................    53,320     29,331
    Delta Electronics, Inc......................................    98,699    520,941
    Depo Auto Parts Ind Co., Ltd................................    58,000    129,801
    Dimerco Express Corp........................................    27,000     19,059
*   D-Link Corp.................................................   313,976    146,617
    Donpon Precision, Inc.......................................    17,000     13,209

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
*   Dynamic Electronics Co., Ltd................................   134,183 $   40,803
    Dynapack International Technology Corp......................    71,000    114,270
    E Ink Holdings, Inc.........................................   171,000    205,324
    E.Sun Financial Holding Co., Ltd............................ 1,637,200  1,344,317
    Eastern Media International Corp............................   170,064     68,625
    Eclat Textile Co., Ltd......................................    36,143    516,684
    ECOVE Environment Corp......................................    14,000     84,742
*   Edimax Technology Co., Ltd..................................    52,313     18,899
*   Edison Opto Corp............................................    40,000     20,735
    Edom Technology Co., Ltd....................................    54,162     24,223
    eGalax_eMPIA Technology, Inc................................    23,861     36,213
    Egis Technology, Inc........................................    39,000    328,069
    Elan Microelectronics Corp..................................    82,600    223,983
*   E-Lead Electronic Co., Ltd..................................    42,000     27,083
    E-LIFE MALL Corp............................................    25,000     52,913
#   Elite Advanced Laser Corp...................................    93,723    198,805
    Elite Material Co., Ltd.....................................   160,162    516,356
    Elite Semiconductor Memory Technology, Inc..................   114,000    120,588
    Elitegroup Computer Systems Co., Ltd........................   157,087     60,835
    eMemory Technology, Inc.....................................    19,000    237,546
#   Ennoconn Corp...............................................    22,310    196,996
    EnTie Commercial Bank Co., Ltd..............................   165,000     75,808
    Epileds Technologies, Inc...................................    29,000     16,524
#   Epistar Corp................................................   439,743    385,164
    Eson Precision Ind. Co., Ltd................................    35,000     42,542
    Eternal Materials Co., Ltd..................................   311,993    258,101
*   E-Ton Solar Tech Co., Ltd...................................    60,667      5,604
*   Etron Technology, Inc.......................................   112,000     35,670
    Eurocharm Holdings Co., Ltd.................................    17,000     84,880
    Eva Airways Corp............................................ 1,618,832    793,921
*   Everest Textile Co., Ltd....................................   154,995     57,187
    Evergreen International Storage & Transport Corp............   262,000    116,704
    Evergreen Marine Corp. Taiwan, Ltd..........................   598,836    262,900
    Everlight Chemical Industrial Corp..........................   199,155    107,717
    Everlight Electronics Co., Ltd..............................   210,225    210,526
*   Everspring Industry Co., Ltd................................    35,000     14,359
    Excelsior Medical Co., Ltd..................................    46,172     73,463
    EZconn Corp.................................................    12,000     15,425
    Far Eastern Department Stores, Ltd..........................   496,249    263,482
    Far Eastern International Bank.............................. 1,147,576    427,324
    Far Eastern New Century Corp................................   571,625    624,212
    Far EasTone Telecommunications Co., Ltd.....................   191,000    468,702
    Faraday Technology Corp.....................................    62,637    103,423
    Farglory Land Development Co., Ltd..........................   196,575    242,635
*   Federal Corp................................................   203,567     71,520
    Feedback Technology Corp....................................     6,300     16,869
    Feng Hsin Steel Co., Ltd....................................   240,000    472,298
    Feng TAY Enterprise Co., Ltd................................    44,953    364,507
*   First Copper Technology Co., Ltd............................    61,000     20,445
    First Financial Holding Co., Ltd............................ 1,583,859  1,130,778
    First Hi-Tec Enterprise Co., Ltd............................    21,000     32,507
    First Insurance Co., Ltd. (The).............................    35,000     16,376
*   First Steamship Co., Ltd....................................   227,113     90,238
#   FLEXium Interconnect, Inc...................................   212,515    667,909
    Flytech Technology Co., Ltd.................................    61,312    155,457
#   FocalTech Systems Co., Ltd..................................   140,000    114,050
    Forest Water Environment Engineering Co., Ltd...............    11,349     21,449
    Formosa Advanced Technologies Co., Ltd......................    69,000     78,776
    Formosa Chemicals & Fibre Corp..............................   273,821    985,302

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
TAIWAN -- (Continued)
    Formosa International Hotels Corp...........................  14,246 $   72,391
    Formosa Laboratories, Inc...................................  38,403     51,603
    Formosa Petrochemical Corp..................................  75,000    278,328
    Formosa Plastics Corp....................................... 114,000    413,719
    Formosa Sumco Technology Corp...............................   8,000     30,557
    Formosan Union Chemical..................................... 142,426     64,579
    Fortune Electric Co., Ltd...................................  22,000     14,919
    Founding Construction & Development Co., Ltd................  45,208     23,536
#   Foxsemicon Integrated Technology, Inc.......................  39,845    184,960
    Froch Enterprise Co., Ltd...................................  89,000     40,209
    Fubon Financial Holding Co., Ltd............................ 942,019  1,392,105
    Fulgent Sun International Holding Co., Ltd..................  47,808    103,174
    Fulltech Fiber Glass Corp................................... 163,965     83,761
    Fwusow Industry Co., Ltd....................................  70,321     41,648
    Gallant Precision Machining Co., Ltd........................  65,000     50,983
#   Gamania Digital Entertainment Co., Ltd......................  46,000    112,404
    GCS Holdings, Inc...........................................  24,000     47,174
    GEM Services, Inc...........................................  22,000     51,157
    Gemtek Technology Corp...................................... 153,348    129,206
    General Interface Solution Holding, Ltd..................... 127,000    492,756
    General Plastic Industrial Co., Ltd.........................  19,114     21,877
    Generalplus Technology, Inc.................................  39,000     45,245
    Genesys Logic, Inc..........................................  43,000     50,668
#   Genius Electronic Optical Co., Ltd..........................  46,000    591,288
*   Genmont Biotech, Inc........................................  23,000     20,051
    Getac Technology Corp....................................... 182,000    274,121
    Giant Manufacturing Co., Ltd................................ 102,760    783,713
    Giantplus Technology Co., Ltd............................... 169,000     65,093
    Gigabyte Technology Co., Ltd................................ 261,000    420,153
    Gigasolar Materials Corp....................................   3,600      9,358
*   Gigastorage Corp............................................ 155,450     30,272
    Ginko International Co., Ltd................................  18,000    123,412
    Global Brands Manufacture, Ltd.............................. 122,000     57,202
    Global Lighting Technologies, Inc...........................  29,000     36,653
    Global Mixed Mode Technology, Inc...........................  27,000     71,546
    Global PMX Co., Ltd.........................................  15,000     54,500
    Global Unichip Corp.........................................  32,000    235,778
    Globalwafers Co., Ltd.......................................  33,000    361,737
    Globe Union Industrial Corp................................. 129,075     72,951
    Gloria Material Technology Corp............................. 194,636    124,491
*   GlycoNex, Inc...............................................  17,000     12,875
*   Gold Circuit Electronics, Ltd............................... 219,000     88,977
#   Goldsun Building Materials Co., Ltd......................... 560,624    150,839
    Good Will Instrument Co., Ltd...............................  25,000     22,422
    Gourmet Master Co., Ltd.....................................  27,026    172,414
    Grand Ocean Retail Group, Ltd...............................  40,000     41,083
    Grand Pacific Petrochemical................................. 393,000    270,970
    Grand Plastic Technology Corp...............................   8,000     35,502
    GrandTech CG Systems, Inc...................................  25,000     37,845
#   Grape King Bio, Ltd.........................................  37,000    256,885
    Great China Metal Industry..................................  57,000     46,400
    Great Taipei Gas Co., Ltd...................................  41,000     38,750
    Great Wall Enterprise Co., Ltd.............................. 382,446    434,623
    Greatek Electronics, Inc.................................... 193,000    267,177
    Green Seal Holding, Ltd.....................................  29,700     35,626
    GTM Holdings Corp...........................................  28,350     16,886
    Hannstar Board Corp......................................... 166,096    176,706
#*  HannsTouch Solution, Inc.................................... 269,465    131,421
    Harvatek Corp...............................................  58,239     30,515

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Hey Song Corp...............................................   129,500 $  133,019
    Highwealth Construction Corp................................   257,478    412,423
    HIM International Music, Inc................................    19,800     68,033
    Hiroca Holdings, Ltd........................................    21,795     52,859
    Hitron Technology, Inc......................................    87,559     60,644
#   Hiwin Technologies Corp.....................................    69,247    659,467
    Ho Tung Chemical Corp.......................................   418,118     94,038
    Hocheng Corp................................................    66,000     16,950
    Holiday Entertainment Co., Ltd..............................    21,000     44,453
    Holtek Semiconductor, Inc...................................    99,000    237,323
    Holy Stone Enterprise Co., Ltd..............................    77,000    257,005
    Hon Hai Precision Industry Co., Ltd.........................   996,177  2,804,566
    Hon Hai Precision Industry Co., Ltd., GDR...................    25,924    147,295
    Hon Hai Precision Industry Co., Ltd., GDR...................    29,237    166,066
    Hong Pu Real Estate Development Co., Ltd....................   111,695     70,108
    Hong YI Fiber Industry Co...................................    64,000     41,750
    Horizon Securities Co., Ltd.................................   142,000     30,440
#   Hota Industrial Manufacturing Co., Ltd......................    64,047    233,329
#   Hotai Motor Co., Ltd........................................    38,000    575,093
    Hotron Precision Electronic Industrial Co., Ltd.............    28,300     49,824
#   Hsin Kuang Steel Co., Ltd...................................    87,000     86,128
    Hsin Yung Chien Co., Ltd....................................    15,800     44,093
#*  HTC Corp....................................................   180,522    244,609
    Hu Lane Associate, Inc......................................    43,431    121,844
    Hua Nan Financial Holdings Co., Ltd......................... 1,042,897    682,009
    Huaku Development Co., Ltd..................................    87,540    221,381
    Huang Hsiang Construction Corp..............................    72,000     64,924
    Hung Ching Development & Construction Co., Ltd..............    60,000     43,189
    Hung Sheng Construction, Ltd................................   397,200    290,055
*   Hwa Fong Rubber Industrial Co., Ltd.........................    97,304     38,279
    Ibase Technology, Inc.......................................    47,353     60,849
*   Ichia Technologies, Inc.....................................   139,000     77,733
*   I-Chiun Precision Industry Co., Ltd.........................    61,000     17,915
*   Ideal Bike Corp.............................................    61,572     12,076
    IEI Integration Corp........................................    66,600     73,885
    Innodisk Corp...............................................    38,061    143,234
    Innolux Corp................................................ 3,573,685  1,146,734
    Inpaq Technology Co., Ltd...................................    27,000     29,972
    Intai Technology Corp.......................................    12,000     41,808
    Integrated Service Technology, Inc..........................    34,596     47,748
    IntelliEPI, Inc.............................................     5,000     10,674
    International CSRC Investment Holdings Co...................   289,635    394,137
    International Games System Co., Ltd.........................    36,000    298,279
    Inventec Corp...............................................   823,945    661,995
    Iron Force Industrial Co., Ltd..............................    18,000     49,549
    I-Sheng Electric Wire & Cable Co., Ltd......................    40,000     56,202
    ITE Technology, Inc.........................................    48,000     54,489
    ITEQ Corp...................................................   153,835    508,020
    Jarllytec Co., Ltd..........................................    26,000     57,054
    Jentech Precision Industrial Co., Ltd.......................     9,000     34,161
    Jess-Link Products Co., Ltd.................................    45,000     46,490
    Jih Lin Technology Co., Ltd.................................    25,000     53,066
    Jih Sun Financial Holdings Co., Ltd.........................   795,425    252,895
    Johnson Health Tech Co., Ltd................................    31,959     45,764
    Jourdeness Group, Ltd.......................................    18,000     59,197
    K Laser Technology, Inc.....................................    77,000     35,525
    Kaimei Electronic Corp......................................    18,538     33,618
    Kaori Heat Treatment Co., Ltd...............................    47,147     67,753
    Kaulin Manufacturing Co., Ltd...............................    34,000     18,550

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
TAIWAN -- (Continued)
    KEE TAI Properties Co., Ltd................................. 186,790 $   70,102
    Kenda Rubber Industrial Co., Ltd............................ 162,825    158,879
    Kenmec Mechanical Engineering Co., Ltd......................  68,000     31,599
    Kerry TJ Logistics Co., Ltd.................................  61,000     72,561
    Key Ware Electronics Co., Ltd...............................  49,793     15,463
#   Kindom Construction Corp.................................... 190,000    129,683
    King Chou Marine Technology Co., Ltd........................  39,220     48,806
    King Slide Works Co., Ltd...................................   9,000     94,639
    King Yuan Electronics Co., Ltd.............................. 805,545    747,115
    Kingcan Holdings, Ltd.......................................  17,712      8,778
    Kingpak Technology, Inc.....................................  10,000     56,618
    King's Town Bank Co., Ltd................................... 403,000    431,181
    King's Town Construction Co., Ltd...........................  50,000     41,813
#   Kinik Co....................................................  59,000    117,919
*   Kinko Optical Co., Ltd......................................  37,000     36,231
    Kinpo Electronics........................................... 644,000    229,546
    Kinsus Interconnect Technology Corp......................... 118,000    178,227
    KMC Kuei Meng International, Inc............................  26,581     97,284
    KS Terminals, Inc...........................................  47,162     70,065
    Kung Long Batteries Industrial Co., Ltd.....................  31,000    164,753
    Kung Sing Engineering Corp.................................. 121,000     28,661
*   Kuo Toong International Co., Ltd............................  59,103     42,144
    Kuoyang Construction Co., Ltd............................... 169,420     65,735
    Kwong Fong Industries Corp..................................  48,915     23,481
    Kwong Lung Enterprise Co., Ltd..............................  19,000     30,204
    L&K Engineering Co., Ltd....................................  74,000     65,863
    La Kaffa International Co., Ltd.............................   5,000     16,050
    LAN FA Textile..............................................  88,922     22,052
    Land Mark Optoelectronics Corp..............................  20,000    179,337
    Lanner Electronics, Inc.....................................  45,179    113,734
    Largan Precision Co., Ltd...................................   5,000    750,612
    Laser Tek Taiwan Co., Ltd...................................  20,000     19,440
    Laster Tech Corp., Ltd......................................  18,493     23,246
*   Leader Electronics, Inc.....................................  40,000     10,861
    Lealea Enterprise Co., Ltd.................................. 308,933    100,582
    Ledlink Optics, Inc.........................................  18,900     16,778
    LEE CHI Enterprises Co., Ltd................................  96,000     31,258
    Lelon Electronics Corp......................................  40,750     53,384
#   Lemtech Holdings Co., Ltd...................................  22,000    103,051
*   Leofoo Development Co., Ltd.................................  72,917     14,971
    LES Enphants Co., Ltd.......................................  81,000     22,806
    Lextar Electronics Corp..................................... 147,500     83,678
    Li Cheng Enterprise Co., Ltd................................  55,501    121,718
*   Li Peng Enterprise Co., Ltd................................. 246,366     58,178
    Lian HWA Food Corp..........................................  48,240     71,490
    Lida Holdings, Ltd..........................................  18,000     33,911
    Lien Hwa Industrial Corp.................................... 212,055    232,685
    Lifestyle Global Enterprise, Inc............................   6,000     22,541
    Lingsen Precision Industries, Ltd........................... 179,000     55,575
    Lion Travel Service Co., Ltd................................  20,000     55,449
    Lite-On Semiconductor Corp.................................. 113,448    127,425
    Lite-On Technology Corp..................................... 828,164  1,168,505
    Long Bon International Co., Ltd............................. 158,875     88,735
#   Long Chen Paper Co., Ltd.................................... 244,293    143,268
    Longwell Co.................................................  41,000     72,210
    Lotes Co., Ltd..............................................  33,653    239,008
    Lu Hai Holding Corp.........................................   6,599      9,426
    Lumax International Corp., Ltd..............................  40,034     93,200
    Lung Yen Life Service Corp..................................  48,000     95,304

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
*   LuxNet Corp.................................................    26,066 $   19,126
    Macauto Industrial Co., Ltd.................................    34,000     94,800
    Machvision, Inc.............................................     9,000    123,420
    Macroblock, Inc.............................................     8,000     28,151
#   Macronix International...................................... 1,017,974    792,062
    Makalot Industrial Co., Ltd.................................    98,630    680,489
    Marketech International Corp................................    15,000     26,225
    Materials Analysis Technology, Inc..........................    20,355     49,982
    Mayer Steel Pipe Corp.......................................    29,700     15,333
    MediaTek, Inc...............................................    59,048    565,947
    Mega Financial Holding Co., Ltd............................. 1,540,365  1,478,840
    Meiloon Industrial Co.......................................    29,050     20,610
    Mercuries & Associates Holding, Ltd.........................   201,742    114,275
*   Mercuries Life Insurance Co., Ltd...........................   508,756    182,843
    Merida Industry Co., Ltd....................................    13,000     75,755
    Merry Electronics Co., Ltd..................................    83,050    478,353
*   Microbio Co., Ltd...........................................   141,881     67,322
    Micro-Star International Co., Ltd...........................   263,394    731,623
    Mildef Crete, Inc...........................................    20,000     27,835
    MIN AIK Technology Co., Ltd.................................    64,000     32,864
    Mirle Automation Corp.......................................    87,805    142,272
    MJ International Co., Ltd...................................     8,000     17,884
    Mobiletron Electronics Co., Ltd.............................    32,600     39,400
    momo.com, Inc...............................................    12,000    107,096
*   Motech Industries, Inc......................................   155,752     43,186
    MPI Corp....................................................    31,000     70,611
    Nak Sealing Technologies Corp...............................    35,000     81,808
    Namchow Holdings Co., Ltd...................................    84,000    144,896
    Nan Kang Rubber Tire Co., Ltd...............................   118,183    135,454
    Nan Liu Enterprise Co., Ltd.................................    13,000     69,511
    Nan Ren Lake Leisure Amusement Co., Ltd.....................    50,000     12,156
    Nan Ya Plastics Corp........................................   321,187    812,571
    Nang Kuang Pharmaceutical Co., Ltd..........................    16,000     15,855
#   Nantex Industry Co., Ltd....................................   137,392    145,097
#   Nanya Technology Corp.......................................   313,110    664,964
    National Aerospace Fasteners Corp...........................    10,000     27,139
    National Petroleum Co., Ltd.................................    67,000     93,861
    Nexcom International Co., Ltd...............................    20,000     18,184
    Nichidenbo Corp.............................................    90,424    170,719
    Nien Hsing Textile Co., Ltd.................................    62,654     57,176
    Nien Made Enterprise Co., Ltd...............................    23,000    180,472
    Niko Semiconductor Co., Ltd.................................    15,000     14,827
    Nova Technology Corp........................................     7,000     38,769
    Novatek Microelectronics Corp...............................   113,000    739,207
    Nuvoton Technology Corp.....................................    49,000     77,877
    O-Bank Co., Ltd.............................................   198,000     50,672
*   Ocean Plastics Co., Ltd.....................................    50,000     43,944
    On-Bright Electronics, Inc..................................    17,160     99,614
    OptoTech Corp...............................................   181,183    136,511
    Orient Europharma Co., Ltd..................................     9,000     16,733
*   Orient Semiconductor Electronics, Ltd.......................   120,605     62,599
    Oriental Union Chemical Corp................................   330,992    278,762
    O-TA Precision Industry Co., Ltd............................    27,642     24,292
    Pacific Hospital Supply Co., Ltd............................    24,000     56,932
    Paiho Shih Holdings Corp....................................    43,124     67,031
#*  Pan Jit International, Inc..................................   158,940    140,316
    Pan-International Industrial Corp...........................   197,000    168,251
    Parade Technologies, Ltd....................................    42,000    712,056
*   Paragon Technologies Co., Ltd...............................    20,423     12,495

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
*   PChome Online, Inc..........................................     2,903 $   12,356
    PCL Technologies, Inc.......................................    15,180     46,352
    P-Duke Technology Co., Ltd..................................    22,700     75,374
#   Pegatron Corp...............................................   695,261  1,314,369
    Pharmally International Holding Co., Ltd....................     9,756     67,670
*   Phihong Technology Co., Ltd.................................   148,272     49,283
    Phison Electronics Corp.....................................    73,000    687,513
    Phoenix Tours International, Inc............................     7,350      8,709
    Pixart Imaging, Inc.........................................     7,000     22,416
    Planet Technology Corp......................................    15,000     31,328
    Plotech Co., Ltd............................................    47,000     26,283
    Polytronics Technology Corp.................................    32,000     60,240
    Posiflex Technology, Inc....................................    29,698    104,819
    Pou Chen Corp............................................... 1,401,528  1,705,026
    Power Wind Health Industry, Inc.............................     6,240     40,219
    Powertech Technology, Inc...................................   453,900  1,133,277
    Poya International Co., Ltd.................................    18,436    223,489
    President Chain Store Corp..................................    42,768    399,032
    President Securities Corp...................................   455,361    198,246
    Primax Electronics, Ltd.....................................   210,000    430,104
    Prince Housing & Development Corp...........................   569,000    205,303
    Pro Hawk Corp...............................................     3,000     14,664
    Promate Electronic Co., Ltd.................................    59,000     61,882
*   Promise Technology, Inc.....................................    34,874      9,073
#   Prosperity Dielectrics Co., Ltd.............................    46,000    104,325
    Qisda Corp..................................................   715,875    455,952
    QST International Corp......................................    27,000     70,784
    Qualipoly Chemical Corp.....................................    43,547     41,538
    Quang Viet Enterprise Co., Ltd..............................    11,000     55,842
    Quanta Computer, Inc........................................   371,007    711,467
    Quintain Steel Co., Ltd.....................................    64,842     17,022
    Radiant Opto-Electronics Corp...............................   226,782    766,465
*   Radium Life Tech Co., Ltd...................................   411,030    180,223
    Rafael Microelectronics, Inc................................     8,000     43,480
    Realtek Semiconductor Corp..................................    96,098    651,577
    Rechi Precision Co., Ltd....................................   183,185    153,310
    Rexon Industrial Corp., Ltd.................................    17,000     39,458
    Rich Development Co., Ltd...................................   264,814     77,794
    RichWave Technology Corp....................................    16,500     29,740
*   Right WAY Industrial Co., Ltd...............................    15,000      9,853
*   Ritek Corp..................................................   419,606    140,512
    Rodex Fasteners Corp........................................    11,000     16,352
#*  Roo Hsing Co., Ltd..........................................   295,000    131,965
*   Rotam Global Agrosciences, Ltd..............................    21,319     13,053
    Ruentex Development Co., Ltd................................   163,061    223,978
    Ruentex Engineering & Construction Co.......................    13,000     24,773
    Ruentex Industries, Ltd.....................................   172,901    413,252
    Run Long Construction Co., Ltd..............................    87,000    186,565
    Samebest Co., Ltd...........................................     5,000     21,727
    Sampo Corp..................................................   166,200     89,843
    San Fang Chemical Industry Co., Ltd.........................    60,648     46,643
    San Far Property, Ltd.......................................    48,100     29,831
    San Shing Fastech Corp......................................    49,565     87,311
    Sanitar Co., Ltd............................................    16,000     19,964
    Sanyang Motor Co., Ltd......................................   200,900    131,018
    SCI Pharmtech, Inc..........................................    19,450     59,340
    Scientech Corp..............................................    18,000     41,374
    SDI Corp....................................................    59,000    133,765
    Senao International Co., Ltd................................    39,000     44,921

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
TAIWAN -- (Continued)
    Senao Networks, Inc.........................................    13,000 $ 44,925
    Sercomm Corp................................................   158,000  348,409
    Sesoda Corp.................................................    95,420   80,622
    Shan-Loong Transportation Co., Ltd..........................    48,000   46,755
    Sharehope Medicine Co., Ltd.................................    21,814   19,990
    Sheng Yu Steel Co., Ltd.....................................    61,000   38,112
    ShenMao Technology, Inc.....................................    44,922   29,038
    Shih Her Technologies, Inc..................................    21,000   31,769
*   Shih Wei Navigation Co., Ltd................................    91,814   27,999
    Shin Kong Financial Holding Co., Ltd........................ 2,232,053  632,423
    Shin Zu Shing Co., Ltd......................................    53,549  204,002
    Shinih Enterprise Co., Ltd..................................    24,000   12,442
*   Shining Building Business Co., Ltd..........................   227,168   74,659
    Shinkong Insurance Co., Ltd.................................    96,000  120,670
    Shinkong Synthetic Fibers Corp..............................   601,799  264,844
    Shinkong Textile Co., Ltd...................................    59,000   80,755
    Shiny Chemical Industrial Co., Ltd..........................    28,000   79,188
    Sigurd Microelectronics Corp................................   243,000  242,648
    Silergy Corp................................................     5,000   82,009
    Simplo Technology Co., Ltd..................................    63,600  540,148
    Sinbon Electronics Co., Ltd.................................   120,616  425,957
    Sincere Navigation Corp.....................................   158,125   88,055
    Single Well Industrial Corp.................................    15,000   11,815
    Sinher Technology, Inc......................................    33,000   53,201
    Sinmag Equipment Corp.......................................    22,196   88,453
    Sino-American Silicon Products, Inc.........................   263,000  570,216
    Sinon Corp..................................................   203,000  123,860
    SinoPac Financial Holdings Co., Ltd......................... 1,909,308  735,985
    Sinphar Pharmaceutical Co., Ltd.............................    34,977   22,700
    Sinyi Realty Co.............................................   128,077  130,381
    Sirtec International Co., Ltd...............................    60,800   48,614
    Sitronix Technology Corp....................................    64,000  263,579
    Siward Crystal Technology Co., Ltd..........................    70,000   47,209
*   Solar Applied Materials Technology Co.......................   124,519   75,662
    Solteam Electronics Co., Ltd................................    19,190   17,366
    Sonix Technology Co., Ltd...................................    44,000   44,758
    Southeast Cement Co., Ltd...................................    33,000   17,366
    Sporton International, Inc..................................    24,213  143,656
    St Shine Optical Co., Ltd...................................    15,000  280,246
    Standard Chemical & Pharmaceutical Co., Ltd.................    40,330   43,095
    Standard Foods Corp.........................................    79,003  139,807
    Stark Technology, Inc.......................................    32,800   59,580
    Sunjuice Holdings Co., Ltd..................................     8,000   44,017
    Sunny Friend Environmental Technology Co., Ltd..............    18,000  153,321
#   Sunonwealth Electric Machine Industry Co., Ltd..............   107,000  125,775
    Sunrex Technology Corp......................................    43,581   26,469
    Sunspring Metal Corp........................................    47,000   53,505
    Supreme Electronics Co., Ltd................................   239,305  238,941
    Swancor Holding Co., Ltd....................................    11,000   33,624
    Sweeten Real Estate Development Co., Ltd....................    38,805   33,674
    Syncmold Enterprise Corp....................................    49,750  140,619
    Synmosa Biopharma Corp......................................    25,299   24,172
    Synnex Technology International Corp........................   284,810  355,397
    Sysage Technology Co., Ltd..................................    29,008   33,607
*   Sysgration..................................................    29,009    6,299
    Systex Corp.................................................    48,000  105,537
    T3EX Global Holdings Corp...................................    39,000   35,261
#   TA Chen Stainless Pipe......................................   407,587  579,043
    Ta Liang Technology Co., Ltd.                                   23,000   31,086

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    SHARES     VALUE>>
                                                                   --------- -----------
TAIWAN -- (Continued)
#   Ta Ya Electric Wire & Cable...................................   250,000 $    88,383
    Ta Yih Industrial Co., Ltd....................................    16,000      32,936
    TA-I Technology Co., Ltd......................................    54,752      92,151
*   Tai Tung Communication Co., Ltd...............................    38,000      23,037
    Taichung Commercial Bank Co., Ltd.............................   974,298     378,421
    TaiDoc Technology Corp........................................    31,323     155,801
    Taiflex Scientific Co., Ltd...................................    83,640     107,859
*   TaiMed Biologics, Inc.........................................     9,000      45,781
    Taimide Tech, Inc.............................................    44,050      74,870
    Tainan Enterprises Co., Ltd...................................    37,000      28,956
    Tainan Spinning Co., Ltd......................................   569,171     222,076
*   Tainergy Tech Co., Ltd........................................    85,000      12,924
    Taishin Financial Holding Co., Ltd............................ 1,776,541     805,571
    TaiSol Electronics Co., Ltd...................................    19,000      38,247
    Taisun Enterprise Co., Ltd....................................    78,601      49,859
*   Taita Chemical Co., Ltd.......................................   107,424      35,690
    Taiwan Business Bank.......................................... 1,181,342     487,778
    Taiwan Cement Corp............................................   914,404   1,243,724
    Taiwan Chinsan Electronic Industrial Co., Ltd.................    36,238      44,853
#   Taiwan Cogeneration Corp......................................   132,993     115,767
    Taiwan Cooperative Financial Holding Co., Ltd................. 1,576,099   1,046,095
    Taiwan FamilyMart Co., Ltd....................................     6,000      42,933
    Taiwan Fire & Marine Insurance Co., Ltd.......................    50,040      32,797
    Taiwan FU Hsing Industrial Co., Ltd...........................    64,000      84,290
    Taiwan Glass Industry Corp....................................   349,672     139,894
    Taiwan High Speed Rail Corp...................................   133,000     161,963
    Taiwan Hon Chuan Enterprise Co., Ltd..........................   160,421     257,614
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.................    85,000      53,429
*   Taiwan Land Development Corp..................................   371,640     105,216
*   Taiwan Line Tek Electronic....................................    11,337      10,800
    Taiwan Mobile Co., Ltd........................................    55,800     204,029
    Taiwan Navigation Co., Ltd....................................    73,000      45,973
    Taiwan Paiho, Ltd.............................................   131,892     322,961
    Taiwan PCB Techvest Co., Ltd..................................   140,800     172,741
*   Taiwan Prosperity Chemical Corp...............................    79,000      56,915
    Taiwan Pulp & Paper Corp......................................    78,280      47,997
    Taiwan Sakura Corp............................................    57,512      76,272
    Taiwan Sanyo Electric Co., Ltd................................    12,750      10,750
    Taiwan Secom Co., Ltd.........................................    44,330     123,950
    Taiwan Semiconductor Co., Ltd.................................   108,000     195,338
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR...   242,374  10,620,829
    Taiwan Semiconductor Manufacturing Co., Ltd...................   507,465   4,260,692
    Taiwan Shin Kong Security Co., Ltd............................    94,630     117,155
    Taiwan Steel Union Co., Ltd...................................    10,000      32,268
    Taiwan Styrene Monomer........................................   280,833     227,563
    Taiwan Surface Mounting Technology Corp.......................   125,867     238,413
    Taiwan TEA Corp...............................................   352,704     178,053
#   Taiwan Union Technology Corp..................................   101,000     368,706
    Taiyen Biotech Co., Ltd.......................................    48,000      49,431
    TCI Co., Ltd..................................................    19,948     297,812
    Te Chang Construction Co., Ltd................................    23,562      21,988
#   Teco Electric and Machinery Co., Ltd..........................   545,000     408,400
    Tehmag Foods Corp.............................................    10,500      72,605
    Test Research, Inc............................................    99,532     173,534
    Test-Rite International Co., Ltd..............................   119,389      81,956
*   Tex-Ray Industrial Co., Ltd...................................    59,000      19,557
    Thinking Electronic Industrial Co., Ltd.......................    44,000     118,813
    Thye Ming Industrial Co., Ltd.................................    65,850      68,336
    Ton Yi Industrial Corp........................................   388,200     157,709

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
TAIWAN -- (Continued)
    Tong Hsing Electronic Industries, Ltd.......................    49,000 $  182,588
    Tong Yang Industry Co., Ltd.................................   219,041    312,892
*   Tong-Tai Machine & Tool Co., Ltd............................    76,160     51,795
    TOPBI International Holdings, Ltd...........................    32,713     92,678
    Topco Scientific Co., Ltd...................................    53,945    154,829
    Topco Technologies Corp.....................................    10,000     23,801
    Topkey Corp.................................................    32,000    143,816
    Topoint Technology Co., Ltd.................................    67,044     43,860
    Toung Loong Textile Manufacturing...........................    40,000     62,383
#   TPK Holding Co., Ltd........................................   223,000    413,368
    Transcend Information, Inc..................................    64,483    146,103
    Tripod Technology Corp......................................   193,970    622,797
    Tsang Yow Industrial Co., Ltd...............................    31,000     19,514
    Tsann Kuen Enterprise Co., Ltd..............................    29,913     19,897
    TSC Auto ID Technology Co., Ltd.............................    13,300    122,080
*   TSEC Corp...................................................   137,372     30,345
    TSRC Corp...................................................   240,717    221,765
    Ttet Union Corp.............................................    15,000     51,439
    TTFB Co., Ltd...............................................     6,000     50,131
    TTY Biopharm Co., Ltd.......................................   116,267    308,908
    Tung Ho Steel Enterprise Corp...............................   402,254    287,802
    Tung Thih Electronic Co., Ltd...............................    25,492     60,132
    TURVO International Co., Ltd................................    29,135     72,442
*   TWi Pharmaceuticals, Inc....................................    16,000     36,539
    TXC Corp....................................................   118,411    138,207
    TYC Brother Industrial Co., Ltd.............................   111,000     98,251
*   Tycoons Group Enterprise....................................   152,401     32,256
    Tyntek Corp.................................................   103,167     57,501
    UDE Corp....................................................    36,000     34,767
    Ultra Chip, Inc.............................................    58,000     81,246
    U-Ming Marine Transport Corp................................   191,000    199,982
    Unimicron Technology Corp...................................   666,356    744,780
#   Union Bank Of Taiwan........................................   499,606    177,153
    Uni-President Enterprises Corp..............................   395,948    941,040
#   Unitech Printed Circuit Board Corp..........................   364,321    223,765
    United Integrated Services Co., Ltd.........................    82,000    365,395
    United Microelectronics Corp................................ 4,748,453  2,070,553
    United Orthopedic Corp......................................    24,924     38,083
    United Radiant Technology...................................    28,000     19,774
*   United Renewable Energy Co., Ltd............................   823,613    280,606
*   Unity Opto Technology Co., Ltd..............................   115,929     36,796
    Universal Cement Corp.......................................   186,340    120,012
*   Universal Microelectronics Co., Ltd.........................    22,000     14,725
    Universal Microwave Technology, Inc.........................    21,916     71,381
*   Unizyx Holding Corp.........................................   133,000     99,393
    UPC Technology Corp.........................................   353,654    144,586
    Userjoy Technology Co., Ltd.................................    10,452     22,508
    USI Corp....................................................   465,861    178,814
    Usun Technology Co., Ltd....................................    15,400     15,299
    Utechzone Co., Ltd..........................................    22,000     48,747
    Vanguard International Semiconductor Corp...................   261,000    579,949
    VHQ Media Holdings, Ltd.....................................    10,000     39,504
    Visual Photonics Epitaxy Co., Ltd...........................    89,475    244,964
    Vivotek, Inc................................................    21,700     79,045
    Voltronic Power Technology Corp.............................     2,100     41,484
    Wafer Works Corp............................................   120,593    153,018
    Waffer Technology Corp......................................    16,000      6,738
*   Wah Hong Industrial Corp....................................     3,423      2,872
    Wah Lee Industrial Corp.....................................    79,000    138,375

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- ------------
TAIWAN -- (Continued)
    Walsin Lihwa Corp........................................... 1,212,000 $    681,097
#   Walsin Technology Corp......................................   113,000      698,710
    Walton Advanced Engineering, Inc............................   166,385       60,384
    Wan Hai Lines, Ltd..........................................   297,557      157,018
    Waterland Financial Holdings Co., Ltd....................... 1,193,220      401,724
*   Wei Chuan Foods Corp........................................   113,000       98,887
    Weikeng Industrial Co., Ltd.................................   119,907       79,423
    Well Shin Technology Co., Ltd...............................    44,000       76,974
    Weltrend Semiconductor......................................    17,000       14,436
    Win Semiconductors Corp.....................................   121,868      820,230
    Winbond Electronics Corp.................................... 2,075,117    1,080,750
    Winstek Semiconductor Co., Ltd..............................    31,000       26,243
    Wintek Corp.................................................   312,087        3,465
    Wisdom Marine Lines Co., Ltd................................   170,052      161,808
    Wisechip Semiconductor, Inc.................................     7,000       10,902
    Wistron Corp................................................   876,506      727,649
    Wistron NeWeb Corp..........................................   165,113      427,758
    Wonderful Hi-Tech Co., Ltd..................................    38,000       24,639
    Wowprime Corp...............................................    45,000      135,279
    WPG Holdings, Ltd...........................................   385,756      509,134
    WT Microelectronics Co., Ltd................................   220,836      291,773
    XAC Automation Corp.........................................    13,000       12,098
    XPEC Entertainment, Inc.....................................     5,612          450
    Xxentria Technology Materials Corp..........................    48,306      122,338
#   Yageo Corp..................................................   129,261    1,282,244
*   Yang Ming Marine Transport Corp.............................   563,428      160,099
    YC Co., Ltd.................................................   172,946       76,678
    YC INOX Co., Ltd............................................   112,200       94,997
    Yea Shin International Development Co., Ltd.................    84,533       51,901
#   Yeong Guan Energy Technology Group Co., Ltd.................    47,432      125,740
    YFC-Boneagle Electric Co., Ltd..............................    45,000       43,305
    YFY, Inc....................................................   615,000      236,982
    Yi Jinn Industrial Co., Ltd.................................   114,700       52,396
#   Yieh Phui Enterprise Co., Ltd...............................   470,380      143,475
    Yonyu Plastics Co., Ltd.....................................    36,400       42,600
    Youngtek Electronics Corp...................................    51,120       76,531
    Yuanta Financial Holding Co., Ltd........................... 2,189,991    1,270,213
    Yuanta Futures Co., Ltd.....................................    29,000       44,324
    Yuen Chang Stainless Steel Co., Ltd.........................    49,000       39,831
    Yulon Finance Corp..........................................    66,000      246,892
    Yulon Motor Co., Ltd........................................   468,223      295,704
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.............    32,000       76,074
    Yungshin Construction & Development Co., Ltd................    24,000       27,235
    YungShin Global Holding Corp................................    69,950       95,314
    Yungtay Engineering Co., Ltd................................   126,000      263,032
    Zeng Hsing Industrial Co., Ltd..............................    31,423      153,298
    Zenitron Corp...............................................    87,000       64,373
    Zero One Technology Co., Ltd................................    33,000       30,054
    Zhen Ding Technology Holding, Ltd...........................   320,650    1,147,177
    Zig Sheng Industrial Co., Ltd...............................   200,543       57,743
#   Zinwell Corp................................................   136,000      101,065
    Zippy Technology Corp.......................................    50,000       59,414
    ZongTai Real Estate Development Co., Ltd....................    83,477       51,448
                                                                           ------------
TOTAL TAIWAN....................................................            156,897,820
                                                                           ------------
THAILAND -- (0.7%)
    Advanced Info Service PCL...................................    54,100      321,973
    Advanced Information Technology PCL.........................    27,600       18,241
    AEON Thana Sinsap Thailand PCL..............................    45,300      261,796

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
THAILAND -- (Continued)
    Airports of Thailand PCL....................................   211,000 $452,733
    AJ Plast PCL................................................    42,900   13,371
    Amata Corp. PCL.............................................    55,400   38,871
    Ananda Development PCL......................................   520,700   64,914
    AP Thailand PCL.............................................   542,404  134,221
    Asia Aviation PCL...........................................   627,800   83,772
    Asia Plus Group Holdings PCL................................   518,200   49,994
    Asia Sermkij Leasing PCL....................................    53,000   39,179
    Asian Insulators PCL........................................   416,640    3,034
    B Grimm Power PCL...........................................    54,600   57,721
    Bangchak Corp. PCL..........................................   238,100  242,388
    Bangkok Aviation Fuel Services PCL..........................   105,350  120,447
    Bangkok Bank PCL............................................    26,400  172,830
    Bangkok Chain Hospital PCL..................................   361,975  206,357
    Bangkok Dusit Medical Services PCL, Class F.................   257,400  205,597
    Bangkok Expressway & Metro PCL.............................. 1,166,202  398,171
    Bangkok Land PCL............................................ 4,276,400  210,304
    Bangkok Life Assurance PCL..................................    78,400   69,375
    Bangkok Ranch PCL...........................................   202,500   23,596
    Banpu PCL...................................................   465,300  239,026
    Banpu PCL...................................................   204,750  105,181
    Banpu Power PCL.............................................    63,900   45,636
    BCPG PCL....................................................   168,500   95,532
    Beauty Community PCL........................................   624,000  135,843
*   BEC World PCL...............................................   729,900  205,767
    Berli Jucker PCL............................................   200,900  324,083
    Better World Green PCL......................................   408,300   14,068
    Big Camera Corp. PCL........................................   977,700   37,669
    BJC Heavy Industries PCL....................................   114,800    7,695
    BTS Group Holdings PCL......................................   174,100   64,350
    Bumrungrad Hospital PCL.....................................    31,600  175,198
    Buriram Sugar PCL...........................................   123,700   24,217
    Cal-Comp Electronics Thailand PCL...........................   604,518   35,978
    Carabao Group PCL, Class F..................................    35,800   65,320
    Central Pattana PCL.........................................   136,400  322,575
    Central Plaza Hotel PCL.....................................   200,200  268,083
    CH Karnchang PCL............................................    53,300   44,660
    Charoen Pokphand Foods PCL..................................   772,700  659,548
    Christiani & Nielsen Thai...................................    85,000    5,272
    Chularat Hospital PCL, Class F.............................. 1,240,700   76,171
    CK Power PCL................................................   411,300   75,367
    COL PCL.....................................................    14,000   10,832
    Com7 PCL....................................................   114,200   70,470
*   Country Group Development PCL...............................   645,200   22,029
    CP ALL PCL..................................................   228,300  554,213
    Dhipaya Insurance PCL.......................................   144,400  106,745
    Diamond Building Products PCL...............................     8,300    1,417
    Dynasty Ceramic PCL......................................... 1,335,900   86,201
    Eastern Polymer Group PCL, Class F..........................   155,800   31,721
    Eastern Printing PCL........................................   214,032   22,660
    Eastern Water Resources Development and Management PCL,
      Class F...................................................   230,000   82,130
    Electricity Generating PCL..................................    22,300  206,760
    Energy Absolute PCL.........................................   142,800  249,369
*   Energy Earth PCL............................................   301,400    2,585
    Erawan Group PCL (The)......................................   739,500  160,987
    Esso Thailand PCL...........................................   568,700  197,731
    Forth Corp. PCL.............................................   142,300   26,521
    Forth Smart Service PCL.....................................   124,000   29,325
    GFPT PCL....................................................   173,500   84,236

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
THAILAND -- (Continued)
*   Global Green Chemicals PCL, Class F.........................    90,900 $ 35,022
    Global Power Synergy PCL....................................    53,100  103,539
    Glow Energy PCL.............................................    68,800  197,187
    Golden Land Property Development PCL........................   211,000   54,857
*   Group Lease PCL.............................................    13,500    3,172
    Gunkul Engineering PCL......................................   437,640   37,835
    Hana Microelectronics PCL...................................   147,000  149,648
    Home Product Center PCL.....................................   427,858  210,411
    Ichitan Group PCL...........................................    66,800    8,244
    Indorama Ventures PCL.......................................   343,300  491,965
*   Inter Far East Energy Corp..................................   371,200    6,759
    Interhides PCL..............................................    54,000   11,502
    Interlink Communication PCL.................................    43,050    7,214
    Intouch Holdings PCL........................................    14,000   26,092
    IRPC PCL.................................................... 3,608,100  638,552
*   Italian-Thai Development PCL................................   894,554   65,568
    Jasmine International PCL................................... 1,777,700  311,828
    Jay Mart PCL................................................   176,866   51,522
    JWD Infologistics PCL.......................................   211,000   57,500
    Kang Yong Electric PCL......................................       100    1,278
    Karmarts PCL................................................    66,300    8,265
    Kasikornbank PCL............................................    27,200  162,731
    Kasikornbank PCL............................................    76,200  455,887
    KCE Electronics PCL.........................................   227,300  176,571
    KGI Securities Thailand PCL.................................   522,600   71,044
    Khon Kaen Sugar Industry PCL................................   815,184   76,603
    Kiatnakin Bank PCL..........................................    98,400  203,427
    Krung Thai Bank PCL.........................................   558,775  330,802
    Krungthai Card PCL..........................................   384,000  487,142
    Lam Soon Thailand PCL.......................................    77,800   11,405
    Land & Houses PCL...........................................   260,000   91,214
    Lanna Resources PCL.........................................   105,750   37,762
    LH Financial Group PCL...................................... 1,661,800   77,559
    Loxley PCL..................................................   518,575   32,812
    LPN Development PCL.........................................   304,200   66,700
    Major Cineplex Group PCL....................................   234,800  209,610
    Malee Group PCL.............................................    33,600    8,209
    Maybank Kim Eng Securities Thailand PCL.....................    23,100    7,308
    MBK PCL.....................................................   287,200  188,918
    MC Group PCL................................................   264,600   75,008
*   MCOT PCL....................................................    60,600   20,311
    MCS Steel PCL...............................................   132,000   28,943
    Mega Lifesciences PCL.......................................   152,400  171,853
    Minor International PCL.....................................   116,856  137,262
    MK Restaurants Group PCL....................................    71,000  161,793
    Mono Technology PCL.........................................   699,300   40,085
    Muangthai Capital PCL.......................................   118,200  190,675
    Namyong Terminal PCL........................................    52,000    8,470
    Origin Property PCL, Class F................................   411,500  101,828
    PCS Machine Group Holding PCL...............................    41,000    8,926
*   Plan B Media Pcl, Class F...................................   230,500   49,096
    Platinum Group PCL (The)....................................    28,600    5,420
    Polyplex Thailand PCL.......................................   146,200   65,487
*   Precious Shipping PCL.......................................   165,000   42,897
    Premier Marketing PCL.......................................   112,400   30,102
    Prima Marine PCL............................................   176,800   42,089
*   Principal Capital PCL.......................................   136,700   20,981
    Property Perfect PCL........................................ 1,518,700   39,008
    Pruksa Holding PCL..........................................   307,700  181,198

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
THAILAND -- (Continued)
    PTG Energy PCL..............................................   449,700 $  154,948
    PTT Exploration & Production PCL............................   233,985    978,449
    PTT Global Chemical PCL.....................................   347,545    748,433
    PTT PCL.....................................................   189,000    288,606
    PTT PCL..................................................... 1,631,640  2,491,541
    Pylon PCL...................................................    76,800     15,156
    Quality Houses PCL.......................................... 2,019,109    187,206
    Raimon Land PCL.............................................   859,600     34,196
    Rajthanee Hospital PCL......................................    43,200     32,476
    Ratch Group PCL.............................................    12,000     23,399
    Ratch Group PCL.............................................    47,699     93,007
    Ratchthani Leasing PCL......................................   768,500    149,247
    Regional Container Lines PCL................................   173,100     24,725
    Robinson PCL................................................    36,700     66,962
    Rojana Industrial Park PCL..................................   383,190     64,215
    RS PCL......................................................   136,700     82,213
    S 11 Group PCL..............................................    82,600     19,146
    Samart Corp. PCL............................................   115,700     27,181
    Samart Telcoms PCL..........................................   110,000     31,010
    Sansiri PCL................................................. 2,954,733    132,350
    Sappe PCL...................................................    97,100     56,572
    SC Asset Corp. PCL..........................................   641,562     60,690
    Scan Inter PCL..............................................    91,000     10,433
    SEAFCO PCL..................................................   140,000     36,398
    Siam Cement PCL (The).......................................    11,400    164,974
    Siam City Cement PCL........................................    25,135    170,847
    Siam Commercial Bank PCL (The)..............................    30,100    123,511
    Siam Commercial Bank PCL (The)..............................   141,600    581,037
    Siam Future Development PCL.................................   376,512     73,710
    Siam Global House PCL.......................................   206,279    111,782
    Siam Wellness Group Pcl.....................................    37,400     15,932
    Siamgas & Petrochemicals PCL................................   488,800    159,233
    Singha Estate PCL...........................................   522,564     52,052
    SNC Former PCL..............................................     8,800      3,776
    Somboon Advance Technology PCL..............................    95,050     57,462
    SPCG PCL....................................................   257,400    145,128
    Sri Ayudhya Capital PCL.....................................     3,900      5,345
    Sri Trang Agro-Industry PCL.................................   126,360     51,850
    Sri Trang Agro-Industry PCL.................................   210,920     86,548
    Sriracha Construction PCL...................................    26,800      7,849
    Srisawad Corp. PCL..........................................   192,100    329,443
    Srithai Superware PCL.......................................   372,000     13,750
    Star Petroleum Refining PCL.................................   970,500    322,233
*   STP & I PCL.................................................   269,720     59,140
    Supalai PCL.................................................   392,475    271,690
*   Super Energy Corp. PCL...................................... 6,738,100    132,968
    SVI PCL.....................................................   234,000     35,182
    Synnex Thailand PCL.........................................    87,780     31,620
    Syntec Construction PCL.....................................   228,200     18,013
    Taokaenoi Food & Marketing PCL, Class F.....................   221,700     75,000
    Tapaco PCL..................................................    26,500      4,980
*   Tata Steel Thailand PCL..................................... 1,030,600     24,534
*   Thai Airways International PCL..............................   358,500    142,614
*   Thai Airways International PCL..............................    60,600     24,107
    Thai Oil PCL................................................   426,800    925,792
    Thai Reinsurance PCL........................................   426,400     11,086
    Thai Solar Energy PCL, Class F..............................   141,330     11,421
    Thai Stanley Electric PCL, Class F..........................     9,600     70,666
    Thai Union Group PCL, Class F...............................   173,140    102,501

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
THAILAND -- (Continued)
    Thai Vegetable Oil PCL......................................   190,400 $   161,027
    Thai Wah PCL................................................   109,900      28,056
    Thaicom PCL.................................................    80,600      16,537
    Thaicom PCL.................................................   109,200      22,404
    Thaifoods Group PCL.........................................   383,800      39,913
    Thaire Life Assurance PCL...................................   112,800      20,493
    Thanachart Capital PCL......................................   215,300     357,428
    Thitikorn PCL...............................................    40,900      13,196
    Thoresen Thai Agencies PCL..................................   334,851      56,114
    Tipco Asphalt PCL...........................................   162,000      91,339
    TIPCO Foods PCL.............................................    85,900      22,602
    Tisco Financial Group PCL...................................   111,900     293,551
    TMB Bank PCL................................................ 3,753,600     237,503
    TMT Steel PCL...............................................   187,600      34,670
    Total Access Communication PCL..............................   235,300     374,048
    Total Access Communication PCL..............................    46,900      74,555
    TPI Polene PCL.............................................. 2,028,000     125,777
    TPI Polene Power PCL........................................   254,500      49,425
    TRC Construction PCL........................................   508,515       5,575
    True Corp. PCL.............................................. 2,587,642     417,427
    True Corp. PCL..............................................   999,565     161,245
*   TTCL PCL....................................................    45,600      11,213
*   TTCL PCL....................................................    19,363       4,761
    TTW PCL.....................................................   346,900     134,740
*   U City PCL, Class F.........................................   547,900      39,130
    Unique Engineering & Construction PCL.......................   219,345      70,768
    United Paper PCL............................................   133,000      42,077
    Univanich Palm Oil PCL......................................    44,900       7,876
    Univentures PCL.............................................   358,800      70,805
    Vanachai Group PCL..........................................   244,900      43,342
    VGI Global Media PCL........................................   203,700      61,573
    Vibhavadi Medical Center PCL................................ 1,436,000      86,812
    Vinythai PCL................................................    32,400      25,626
    Vinythai PCL................................................   124,200      98,232
    WHA Corp. PCL...............................................   437,100      59,969
    WHA Utilities and Power PCL.................................   315,800      58,362
    Workpoint Entertainment PCL.................................   123,000      89,770
                                                                           -----------
TOTAL THAILAND..................................................            28,491,428
                                                                           -----------
TURKEY -- (0.2%)
    Adana Cimento Sanayii TAS, Class A..........................    20,624      24,103
*   Akbank Turk A.S.............................................   341,724     351,326
    Akcansa Cimento A.S.........................................    35,588      38,429
    Aksa Akrilik Kimya Sanayii A.S..............................    43,895      59,934
*   Aksa Enerji Uretim A.S......................................    47,841      18,867
    Aksigorta A.S...............................................    80,848      57,218
    Alarko Holding A.S..........................................   110,684      49,590
    Albaraka Turk Katilim Bankasi A.S...........................   229,211      54,998
    Alkim Alkali Kimya A.S......................................     8,700      33,678
    Anadolu Anonim Turk Sigorta Sirketi.........................    54,184      37,662
    Anadolu Cam Sanayii A.S.....................................   212,261     109,347
    Anadolu Efes Biracilik Ve Malt Sanayii A.S..................    43,991     146,173
    Anadolu Hayat Emeklilik A.S.................................    18,435      16,915
*   Arcelik A.S.................................................    46,518     143,187
    Aselsan Elektronik Sanayi Ve Ticaret A.S....................     7,370      25,290
    Aygaz A.S...................................................    17,557      27,177
*   Bera Holding A.S............................................   154,605      46,152
*   Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S...........    44,015      18,460
    BIM Birlesik Magazalar A.S..................................    22,208     309,076

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES  VALUE>>
                                                                   ------- --------
TURKEY -- (Continued)
    Bolu Cimento Sanayii A.S......................................  27,500 $ 13,969
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.................  20,919   32,303
*   Boyner Perakende Ve Tekstil Yatirimlari A.S...................  17,656   14,151
    Bursa Cimento Fabrikasi A.S...................................  21,402   15,871
    Cemtas Celik Makina Sanayi Ve Ticaret A.S.....................  30,838   28,185
*   Cimsa Cimento Sanayi VE Ticaret A.S...........................  25,331   27,874
    Coca-Cola Icecek A.S..........................................  36,806  195,483
    Dogan Sirketler Grubu Holding A.S............................. 585,641  104,210
    Dogus Otomotiv Servis ve Ticaret A.S..........................  28,345   21,911
    EGE Endustri VE Ticaret A.S...................................     615   42,959
    ENERJISA ENERJI AS............................................  62,099   56,042
    Enka Insaat ve Sanayi A.S.....................................  42,234   38,030
    Erbosan Erciyas Boru Sanayii ve Ticaret A.S...................   8,272   21,743
    Eregli Demir ve Celik Fabrikalari TAS......................... 297,778  457,850
*   Fenerbahce Futbol A.S.........................................  11,697   13,970
    Ford Otomotiv Sanayi A.S......................................   9,472   83,727
*   Global Yatirim Holding A.S....................................  55,198   26,868
    Goodyear Lastikleri TAS.......................................  57,623   30,346
*   GSD Holding AS................................................  90,000   13,597
*   Gubre Fabrikalari TAS.........................................  15,038    6,736
*   Hektas Ticaret TAS............................................  18,329   37,208
*   Ihlas Holding A.S............................................. 420,638   35,228
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A..  91,735   34,787
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class B..  53,420   19,897
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.. 134,706   51,132
*   Karsan Otomotiv Sanayii Ve Ticaret A.S........................  93,429   23,370
    KOC Holding A.S...............................................  70,077  190,518
    Konya Cimento Sanayii A.S.....................................      12      373
    Kordsa Teknik Tekstil A.S.....................................  34,473   68,977
*   Koza Altin Isletmeleri A.S....................................   8,332   59,495
*   Logo Yazilim Sanayi Ve Ticaret A.S............................  12,045   77,331
*   Migros Ticaret A.S............................................  21,932   50,703
*   Netas Telekomunikasyon A.S....................................  19,492   24,113
    Nuh Cimento Sanayi A.S........................................  18,387   22,001
*   Pegasus Hava Tasimaciligi A.S.................................  26,634  138,226
    Petkim Petrokimya Holding A.S................................. 166,849  125,169
    Polisan Holding A.S...........................................  17,402    8,541
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S............ 111,485   60,548
*   Sasa Polyester Sanayi A.S.....................................  11,570   11,782
*   Sekerbank Turk AS............................................. 197,155   33,423
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S......................  72,493   48,786
    Soda Sanayii A.S..............................................  99,082  128,913
    Tat Gida Sanayi A.S...........................................  26,900   18,726
    TAV Havalimanlari Holding A.S.................................  65,370  277,484
    Tekfen Holding A.S............................................ 108,194  483,256
    Tofas Turk Otomobil Fabrikasi A.S.............................  25,431   76,497
    Trakya Cam Sanayii A.S........................................ 209,372  111,337
    Tupras Turkiye Petrol Rafinerileri A.S........................  10,977  227,036
*   Turk Hava Yollari AO.......................................... 226,248  543,437
*   Turk Telekomunikasyon A.S.....................................  66,604   47,634
*   Turk Traktor ve Ziraat Makineleri A.S.........................   4,531   21,087
    Turkcell Iletisim Hizmetleri A.S.............................. 196,131  411,343
    Turkcell Iletisim Hizmetleri A.S., ADR........................   9,157   47,800
    Turkiye Garanti Bankasi A.S................................... 320,891  440,583
    Turkiye Halk Bankasi A.S...................................... 144,619  142,126
*   Turkiye Is Bankasi, Class C................................... 243,241  219,037
*   Turkiye Sinai Kalkinma Bankasi A.S............................ 707,163   88,986
    Turkiye Sise ve Cam Fabrikalari A.S...........................  12,313   12,599
    Turkiye Vakiflar Bankasi TAO, Class D......................... 218,335  148,298

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
TURKEY -- (Continued)
    Ulker Biskuvi Sanayi A.S.................................... 139,080 $   443,490
*   Vestel Elektronik Sanayi ve Ticaret A.S.....................  37,710      75,796
*   Yapi ve Kredi Bankasi A.S................................... 237,545      82,576
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S.................  87,870      65,341
*   Zorlu Enerji Elektrik Uretim A.S............................ 158,755      33,329
                                                                         -----------
TOTAL TURKEY....................................................           8,081,726
                                                                         -----------
UNITED KINGDOM -- (11.6%)
    4imprint Group P.L.C........................................     532      18,584
    888 Holdings P.L.C.......................................... 120,773     227,796
    A.G. Barr P.L.C.............................................  73,131     811,948
    AA P.L.C.................................................... 206,663     200,083
*   Acacia Mining P.L.C......................................... 118,075     226,253
    Admiral Group P.L.C.........................................  33,621     968,429
    Aggreko P.L.C............................................... 167,992   1,872,816
    Air Partner P.L.C...........................................  15,229      18,004
    Anglo American P.L.C........................................ 444,183  11,526,415
    Anglo-Eastern Plantations P.L.C.............................     542       3,728
    Antofagasta P.L.C........................................... 116,488   1,384,782
    Arrow Global Group P.L.C....................................  88,475     222,465
    Ashmore Group P.L.C......................................... 156,032     936,192
    Ashtead Group P.L.C......................................... 118,226   3,282,809
*   ASOS P.L.C..................................................   7,912     405,728
    Associated British Foods P.L.C..............................  64,868   2,166,745
    AstraZeneca P.L.C., Sponsored ADR........................... 124,882   4,703,056
    AstraZeneca P.L.C...........................................   1,641     122,254
    Auto Trader Group P.L.C..................................... 368,944   2,727,368
    AVEVA Group P.L.C...........................................   3,463     151,310
    Aviva P.L.C................................................. 745,696   4,187,922
    Avon Rubber P.L.C...........................................   6,677     128,474
    B&M European Value Retail SA................................ 580,889   2,994,642
    Babcock International Group P.L.C........................... 172,093   1,181,358
    BAE Systems P.L.C........................................... 298,043   1,915,606
    Balfour Beatty P.L.C........................................ 247,888     813,745
    Banco Esprito Santa S.A.....................................  50,692   1,284,986
    Bank of Georgia Group P.L.C.................................  22,423     503,262
    Barclays P.L.C., Sponsored ADR.............................. 257,075   2,200,562
    Barclays P.L.C.............................................. 709,856   1,523,355
    Barratt Developments P.L.C.................................. 330,042   2,596,388
    BBA Aviation P.L.C.......................................... 494,256   1,756,401
    Beazley P.L.C............................................... 183,753   1,384,603
    Begbies Traynor Group P.L.C.................................  12,000       9,388
    Bellway P.L.C...............................................  87,934   3,570,774
    Berkeley Group Holdings P.L.C...............................  62,800   3,080,755
    BHP Group P.L.C., ADR.......................................  75,383   3,552,801
    BHP Group P.L.C............................................. 133,997   3,162,940
    Bloomsbury Publishing P.L.C.................................   5,758      17,840
    Bodycote P.L.C.............................................. 123,910   1,388,202
*   Boohoo Group P.L.C.......................................... 235,609     757,688
    Bovis Homes Group P.L.C.....................................  72,362   1,049,158
    BP P.L.C., Sponsored ADR.................................... 513,940  22,474,600
    BP P.L.C....................................................   1,306       9,497
    Braemar Shipping Services P.L.C.............................   3,998      10,030
    Brewin Dolphin Holdings P.L.C............................... 236,584   1,012,098
    British American Tobacco P.L.C., Sponsored ADR..............  33,528   1,314,298
    British American Tobacco P.L.C.............................. 149,195   5,840,823
    Britvic P.L.C............................................... 103,017   1,229,809
    BT Group P.L.C., Sponsored ADR..............................  35,000     528,150
    BT Group P.L.C.............................................. 857,607   2,559,110

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
*   BTG P.L.C...................................................    35,545 $  387,519
    Bunzl P.L.C.................................................    37,449  1,129,503
    Burberry Group P.L.C........................................    60,755  1,601,319
    Burford Capital, Ltd........................................    55,480  1,187,101
*   Capita P.L.C................................................     8,881     14,806
    Capital & Counties Properties P.L.C.........................   275,370    870,736
*   Carclo P.L.C................................................    13,633      4,216
    Card Factory P.L.C..........................................   150,506    402,782
    CareTech Holdings P.L.C.....................................     7,081     30,827
    Carnival P.L.C..............................................    12,420    658,441
    Carnival P.L.C., ADR........................................       730     39,435
*   Carpetright P.L.C...........................................    35,172     14,506
    Carr's Group P.L.C..........................................     9,590     18,341
    Castings P.L.C..............................................     1,976      9,265
    Centamin P.L.C..............................................   579,273    670,748
    Centrica P.L.C.............................................. 1,448,225  2,013,275
    Charles Stanley Group P.L.C.................................       382      1,461
    Chemring Group P.L.C........................................   100,630    201,916
    Chesnara P.L.C..............................................    26,225    125,554
    Cineworld Group P.L.C.......................................   443,395  1,839,957
*   Circassia Pharmaceuticals P.L.C.............................    20,894      8,629
    City of London Investment Group P.L.C.......................     4,266     23,164
    Clarkson P.L.C..............................................     3,841    130,104
    Close Brothers Group P.L.C..................................   100,446  2,036,530
    CLS Holdings P.L.C..........................................    46,017    144,533
    CMC Markets P.L.C...........................................    75,060     76,704
*   Cobham P.L.C................................................   588,621    887,508
    Coca-Cola HBC AG............................................    48,919  1,752,047
    Compass Group P.L.C.........................................    92,405  2,102,571
    Computacenter P.L.C.........................................    47,733    752,164
    Connect Group P.L.C.........................................    55,168     27,743
    Consort Medical P.L.C.......................................    11,442    137,863
    ConvaTec Group P.L.C........................................   360,189    652,372
    Costain Group P.L.C.........................................    65,361    274,198
    Countryside Properties P.L.C................................    67,627    299,554
*   Countrywide P.L.C...........................................    92,209      7,816
    Cranswick P.L.C.............................................    29,843  1,129,235
    Crest Nicholson Holdings P.L.C..............................   138,429    695,845
    Croda International P.L.C...................................    27,000  1,828,932
    CYBG P.L.C..................................................   161,858    429,480
    Daily Mail & General Trust P.L.C............................    32,806    281,411
    Dart Group P.L.C............................................       939     11,422
    DCC P.L.C...................................................    19,589  1,753,417
    De La Rue P.L.C.............................................    39,052    224,953
    Debenhams P.L.C............................................. 2,131,609     50,867
    Devro P.L.C.................................................   106,460    276,115
    DFS Furniture P.L.C.........................................    12,850     42,156
    Diageo P.L.C., Sponsored ADR................................    19,152  3,229,793
    Diageo P.L.C................................................    19,831    836,030
*   Dialight P.L.C..............................................     7,092     45,526
    Dignity P.L.C...............................................    13,885    129,061
    Diploma P.L.C...............................................    61,364  1,283,282
    Direct Line Insurance Group P.L.C...........................   747,252  3,215,463
    DiscoverIE Group P.L.C......................................    13,623     75,755
    Dixons Carphone P.L.C.......................................   336,067    637,120
    Domino's Pizza Group P.L.C..................................   188,182    658,127
    Drax Group P.L.C............................................   221,659    987,216
    DS Smith P.L.C..............................................   422,371  1,972,748
    Dunelm Group P.L.C..........................................    39,290    438,456

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    easyJet P.L.C...............................................    42,738 $  647,564
*   EI Group P.L.C..............................................   254,877    706,935
    Electrocomponents P.L.C.....................................   270,323  2,279,453
    Elementis P.L.C.............................................   131,108    278,723
    EMIS Group P.L.C............................................     2,553     37,266
*   EnQuest P.L.C...............................................   703,615    196,248
    Entertainment One, Ltd......................................   185,088  1,152,831
    Equiniti Group P.L.C........................................    25,799     72,316
    Essentra P.L.C..............................................    81,506    449,510
    Euromoney Institutional Investor P.L.C......................    19,789    317,292
    Evraz P.L.C.................................................   107,225    880,484
    Experian P.L.C..............................................    61,660  1,794,855
    FDM Group Holdings P.L.C....................................     2,645     33,772
    Ferguson P.L.C..............................................    34,587  2,461,381
    Ferrexpo P.L.C..............................................   266,878    722,961
    Fevertree Drinks P.L.C......................................     5,894    242,341
*   Findel P.L.C................................................    17,046     38,287
*   Firstgroup P.L.C............................................   734,155  1,059,265
    Forterra P.L.C..............................................     5,070     20,643
*   Foxtons Group P.L.C.........................................    60,768     53,463
    Fresnillo P.L.C.............................................    19,968    195,572
    Future P.L.C................................................     2,237     24,728
    G4S P.L.C...................................................   517,780  1,463,407
    Galliford Try P.L.C.........................................    70,799    501,860
    Games Workshop Group P.L.C..................................     8,770    476,433
*   Gem Diamonds, Ltd...........................................   196,540    230,835
*   Genel Energy P.L.C..........................................    30,032     90,350
    Genus P.L.C.................................................     9,211    290,054
*   Georgia Capital P.L.C.......................................    10,657    140,613
    GlaxoSmithKline P.L.C., Sponsored ADR.......................   109,197  4,491,273
    GlaxoSmithKline P.L.C.......................................    26,079    535,747
    Glencore P.L.C.............................................. 1,818,167  7,213,683
    Go-Ahead Group P.L.C. (The).................................    31,861    806,727
    Gocompare.Com Group P.L.C...................................    90,463    103,915
    Grafton Group P.L.C.........................................    62,797    723,765
    Greencore Group P.L.C.......................................    41,890    125,668
    Greene King P.L.C...........................................   204,084  1,709,179
    Greggs P.L.C................................................    76,734  1,802,087
*   Gulf Keystone Petroleum, Ltd................................    37,105    123,061
*   Gulf Marine Services P.L.C..................................    11,440      1,830
    GVC Holdings P.L.C..........................................   163,379  1,394,183
    Gym Group P.L.C. (The)......................................    15,488     46,450
    Halfords Group P.L.C........................................   148,253    452,266
    Halma P.L.C.................................................   139,141  3,273,941
    Hargreaves Lansdown P.L.C...................................    29,987    885,783
    Hastings Group Holdings P.L.C...............................   110,882    276,354
    Hays P.L.C.................................................. 1,083,617  2,148,243
    Headlam Group P.L.C.........................................    17,127     95,932
    Helical P.L.C...............................................   122,417    550,210
    Henry Boot P.L.C............................................     2,952     10,807
    Hikma Pharmaceuticals P.L.C.................................    39,672    915,470
    Hill & Smith Holdings P.L.C.................................    44,600    742,085
    Hilton Food Group P.L.C.....................................     5,319     70,602
    Hiscox, Ltd.................................................   109,377  2,392,368
    Hochschild Mining P.L.C.....................................   177,206    431,005
    Hollywood Bowl Group P.L.C..................................    11,862     37,075
    HomeServe P.L.C.............................................   162,939  2,309,367
    Hostelworld Group P.L.C.....................................     2,814      9,107
    Howden Joinery Group P.L.C..................................   421,527  2,799,314

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
UNITED KINGDOM -- (Continued)
    HSBC Holdings P.L.C.........................................   530,401 $ 4,621,365
    HSBC Holdings P.L.C., Sponsored ADR.........................   300,322  13,085,029
    Hunting P.L.C...............................................    62,132     477,500
    Huntsworth P.L.C............................................    50,950      59,266
    Ibstock P.L.C...............................................   143,385     488,701
    IMI P.L.C...................................................   217,991   2,993,791
    Imperial Brands P.L.C.......................................    75,646   2,406,918
    Inchcape P.L.C..............................................   239,911   1,926,104
*   Indivior P.L.C..............................................   212,291     106,054
    Informa P.L.C...............................................   185,224   1,883,366
    Inmarsat P.L.C..............................................   195,765   1,395,576
    InterContinental Hotels Group P.L.C., ADR...................    10,590     700,111
    InterContinental Hotels Group P.L.C.........................     9,638     624,284
    International Consolidated Airlines Group SA................   197,808   1,397,841
    Interserve P.L.C............................................   391,342      30,619
    Intertek Group P.L.C........................................    36,030   2,520,075
    Investec P.L.C..............................................   216,890   1,376,495
    ITE Group P.L.C.............................................   239,883     227,797
    ITV P.L.C...................................................   898,247   1,603,940
    IWG P.L.C...................................................   408,857   1,815,611
    J D Wetherspoon P.L.C.......................................    65,453   1,168,291
    J Sainsbury P.L.C...........................................   337,113     979,393
    James Fisher & Sons P.L.C...................................    26,218     675,738
    JD Sports Fashion P.L.C.....................................   193,896   1,593,862
    John Laing Group P.L.C......................................     2,011      10,097
    John Menzies P.L.C..........................................    55,353     353,873
    John Wood Group P.L.C.......................................   402,304   2,466,425
    Johnson Matthey P.L.C.......................................    49,619   2,164,594
    Joules Group P.L.C..........................................     6,431      23,201
*   JPJ Group P.L.C.............................................     7,755      72,080
    Jupiter Fund Management P.L.C...............................   266,659   1,308,588
*   Just Eat P.L.C..............................................    21,760     198,930
    Just Group P.L.C............................................   232,274     207,495
    Kainos Group P.L.C..........................................     1,723      11,882
    KAZ Minerals P.L.C..........................................   112,829     956,723
    KCOM Group P.L.C............................................   291,447     371,940
    Keller Group P.L.C..........................................    41,282     379,042
    Kier Group P.L.C............................................    46,982     230,609
    Kin & Carta P.L.C...........................................    85,113     121,194
    Kingfisher P.L.C............................................   691,440   2,384,214
*   Lamprell P.L.C..............................................   192,715     166,511
    Lancashire Holdings, Ltd....................................    67,272     604,469
    Legal & General Group P.L.C................................. 1,054,437   3,834,491
*   Liberty Global P.L.C., Class A..............................    12,282     331,737
*   Liberty Global P.L.C., Class C..............................    30,121     787,655
    Lloyds Banking Group P.L.C.................................. 7,881,167   6,445,495
    Lloyds Banking Group P.L.C., ADR............................   108,571     352,856
    London Stock Exchange Group P.L.C...........................    39,997   2,622,335
*   Lonmin P.L.C................................................    46,737      42,270
    Lookers P.L.C...............................................   158,309     186,970
    Low & Bonar P.L.C...........................................   630,175     128,028
    LSL Property Services P.L.C.................................     7,393      25,708
    Man Group P.L.C............................................. 1,004,184   2,057,648
    Marks & Spencer Group P.L.C.................................   744,786   2,778,243
    Marshalls P.L.C.............................................   133,933   1,127,308
    Marston's P.L.C.............................................   696,785     924,885
    McBride P.L.C...............................................   104,034     145,716
    McBride P.L.C............................................... 1,560,510       2,035
    McCarthy & Stone P.L.C......................................   111,794     186,623

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES    VALUE>>
                                                                 --------- ----------
UNITED KINGDOM -- (Continued)
    Mears Group P.L.C...........................................    44,682 $  139,622
    Mediclinic International P.L.C..............................    34,624    154,084
    Mediclinic International P.L.C..............................    95,912    429,743
    Meggitt P.L.C...............................................   332,357  2,364,993
    Melrose Industries P.L.C....................................   902,503  2,387,977
    Merlin Entertainments P.L.C.................................   381,244  1,823,144
    Micro Focus International P.L.C.............................    10,253    257,248
    Millennium & Copthorne Hotels P.L.C.........................    60,888    354,562
*   Mitchells & Butlers P.L.C...................................   106,629    355,569
    Mitie Group P.L.C...........................................   194,308    332,576
    MJ Gleeson P.L.C............................................       650      7,080
    Mondi P.L.C.................................................    88,836  1,952,194
    Moneysupermarket.com Group P.L.C............................   210,992  1,002,190
    Morgan Advanced Materials P.L.C.............................   146,302    532,819
    Morgan Sindall Group P.L.C..................................    14,137    241,869
*   Mothercare P.L.C............................................   117,858     31,118
    Motorpoint group P.L.C......................................     8,534     20,502
    N Brown Group P.L.C.........................................   140,411    197,925
    National Express Group P.L.C................................   317,218  1,700,859
    National Grid P.L.C.........................................    35,218    385,845
    National Grid P.L.C., Sponsored ADR.........................    18,116    991,303
    NCC Group P.L.C.............................................    34,461     78,489
    Next Fifteen Communications Group P.L.C.....................     2,878     21,942
    Next P.L.C..................................................    15,762  1,186,779
    NMC Health P.L.C............................................     7,628    281,686
    Norcros P.L.C...............................................     9,498     26,626
    Northgate P.L.C.............................................    89,612    429,438
*   Nostrum Oil & Gas P.L.C.....................................     7,162      8,754
*   Ocado Group P.L.C...........................................    65,723  1,170,024
    On the Beach Group P.L.C....................................    64,177    382,946
    OneSavings Bank P.L.C.......................................    98,752    561,490
*   Ophir Energy P.L.C..........................................   310,372    229,779
    Oxford Instruments P.L.C....................................    28,887    437,782
    Pagegroup P.L.C.............................................   247,343  1,738,879
*   Parkmead Group P.L.C. (The).................................    14,461     11,851
    PayPoint P.L.C..............................................    17,215    226,348
    Pearson P.L.C...............................................    49,730    538,720
    Pearson P.L.C., Sponsored ADR...............................    65,631    711,440
    Pendragon P.L.C.............................................   652,031    195,398
    Pennon Group P.L.C..........................................   155,995  1,523,971
    Persimmon P.L.C.............................................    91,051  2,659,859
*   Petra Diamonds, Ltd.........................................   468,727    124,058
    Petrofac, Ltd...............................................   192,272  1,109,995
*   Petropavlovsk P.L.C......................................... 1,374,805    150,598
    Pets at Home Group P.L.C....................................   223,971    443,311
    Phoenix Group Holdings P.L.C................................   182,190  1,722,141
    Photo-Me International P.L.C................................   155,153    184,461
    Playtech P.L.C..............................................   153,089    875,421
    Polar Capital Holdings P.L.C................................       536      4,113
    Polypipe Group P.L.C........................................   120,181    689,048
    Porvair P.L.C...............................................     3,245     23,763
*   Premier Foods P.L.C......................................... 1,313,109    606,734
*   Premier Oil P.L.C...........................................   667,128    865,120
*   Provident Financial P.L.C...................................    29,602    205,512
    Prudential P.L.C., ADR......................................    27,469  1,253,960
    Prudential P.L.C............................................    26,666    605,888
    PZ Cussons P.L.C............................................   142,856    382,213
    QinetiQ Group P.L.C.........................................   318,072  1,253,022
    Rank Group P.L.C............................................    79,561    166,128

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
UNITED KINGDOM -- (Continued)
*   Raven Property Group, Ltd...................................  26,369 $    14,466
    Reach P.L.C................................................. 683,924     659,134
    Reckitt Benckiser Group P.L.C...............................  18,757   1,517,562
    Redrow P.L.C................................................ 131,858   1,061,360
    RELX P.L.C., Sponsored ADR..................................  37,359     857,020
    RELX P.L.C..................................................  19,573     449,702
    RELX P.L.C..................................................  60,337   1,382,475
    Renewi P.L.C................................................ 659,822     285,417
    Renishaw P.L.C..............................................  25,814   1,524,445
*   Renold P.L.C................................................   4,231       1,874
    Rentokil Initial P.L.C...................................... 393,216   2,003,911
    Restaurant Group P.L.C. (The)............................... 333,768     627,721
    Rhi Magnesita NV............................................   6,143     379,417
    Ricardo P.L.C...............................................  15,024     150,864
    Rightmove P.L.C............................................. 286,549   2,026,217
    Rio Tinto P.L.C.............................................  42,958   2,506,130
    Rio Tinto P.L.C., Sponsored ADR............................. 118,367   6,971,816
    RM P.L.C....................................................  10,751      32,316
    Robert Walters P.L.C........................................  20,483     157,648
    Rolls-Royce Holdings P.L.C.................................. 279,216   3,343,761
    Rotork P.L.C................................................ 564,217   2,301,285
    Royal Bank of Scotland Group P.L.C.......................... 282,326     884,057
    Royal Bank of Scotland Group P.L.C., Sponsored ADR..........  97,736     624,533
    Royal Dutch Shell P.L.C., Class A........................... 177,300   5,649,018
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............ 181,989  11,561,745
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B............ 143,548   9,314,830
    Royal Dutch Shell P.L.C., Class B...........................  35,290   1,138,926
    Royal Mail P.L.C............................................ 233,049     768,967
    RPC Group P.L.C............................................. 226,181   2,331,219
    RPS Group P.L.C.............................................  95,848     242,595
    RSA Insurance Group P.L.C................................... 294,439   2,087,311
    Saga P.L.C.................................................. 229,992     176,873
    Sage Group P.L.C. (The)..................................... 217,428   2,061,032
    Savills P.L.C............................................... 127,756   1,505,958
    Schroders P.L.C.............................................  22,672     938,325
    Schroders P.L.C.............................................   8,330     262,580
    SDL P.L.C...................................................  15,559     106,926
    Senior P.L.C................................................ 240,238     726,954
    Severfield P.L.C............................................  55,690      55,262
    Severn Trent P.L.C..........................................  47,186   1,256,021
    SIG P.L.C................................................... 185,699     367,393
    Smith & Nephew P.L.C., Sponsored ADR........................  18,107     707,098
    Smith & Nephew P.L.C........................................  61,606   1,190,997
    Smiths Group P.L.C..........................................  84,407   1,680,505
    Soco International P.L.C.................................... 188,253     184,813
    Softcat P.L.C...............................................  65,717     778,967
    Spectris P.L.C..............................................  45,266   1,626,453
    Speedy Hire P.L.C........................................... 129,755      99,828
    Spirax-Sarco Engineering P.L.C..............................  20,262   2,184,589
    Spire Healthcare Group P.L.C................................ 186,340     326,150
    Spirent Communications P.L.C................................ 153,840     318,201
*   Sports Direct International P.L.C........................... 156,692     609,342
    SSE P.L.C................................................... 200,146   2,994,709
    SSP Group P.L.C............................................. 153,221   1,392,685
    St James's Place P.L.C...................................... 160,155   2,350,327
    St. Modwen Properties P.L.C................................. 111,333     597,497
    Stagecoach Group P.L.C...................................... 299,334     514,473
    Standard Chartered P.L.C.................................... 537,387   4,913,422
    Standard Life Aberdeen P.L.C................................ 458,217   1,669,520

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  SHARES      VALUE>>
                                                                 --------- --------------
UNITED KINGDOM -- (Continued)
    SThree P.L.C................................................    31,206 $      122,731
    Stobart Group, Ltd..........................................    48,278         93,757
    Stock Spirits Group P.L.C...................................    16,573         48,665
    Superdry P.L.C..............................................    33,500        225,915
    Synthomer P.L.C.............................................   175,976        963,694
    T Clarke P.L.C..............................................    15,864         26,541
    TalkTalk Telecom Group P.L.C................................   238,145        385,849
    Tate & Lyle P.L.C...........................................   334,608      3,353,702
    Taylor Wimpey P.L.C......................................... 1,678,869      3,980,274
    Ted Baker P.L.C.............................................    16,026        336,975
    Telecom Plus P.L.C..........................................    40,263        741,796
*   Telit Communications P.L.C..................................     6,860         16,530
    Tesco P.L.C................................................. 1,131,170      3,690,602
*   Thomas Cook Group P.L.C.....................................   631,386        220,100
    Topps Tiles P.L.C...........................................    70,051         68,854
    TP ICAP P.L.C...............................................   437,881      1,607,568
    Travis Perkins P.L.C........................................   121,743      2,221,412
    Trifast P.L.C...............................................    13,102         41,360
    TT Electronics P.L.C........................................    46,202        149,135
    TUI AG......................................................    47,881        533,173
    Tullow Oil P.L.C............................................   921,471      2,701,866
    U & I Group P.L.C...........................................    71,679        167,173
    UDG Healthcare P.L.C........................................    29,228        250,920
    Ultra Electronics Holdings P.L.C............................    53,948      1,122,104
    Unilever P.L.C., Sponsored ADR..............................    40,122      2,439,418
    Unilever P.L.C..............................................    12,127        735,079
    United Utilities Group P.L.C................................   124,790      1,353,725
*   Vectura Group P.L.C.........................................   446,156        424,560
    Vesuvius P.L.C..............................................    78,061        629,785
    Victrex P.L.C...............................................    55,606      1,768,780
    Vitec Group P.L.C. (The)....................................     9,290        140,572
    Vodafone Group P.L.C........................................ 3,346,848      6,207,982
*   Volex P.L.C.................................................     1,437          1,764
    Volution Group P.L.C........................................       322            728
    Weir Group P.L.C (The)......................................    39,469        857,854
    WH Smith P.L.C..............................................    43,220      1,156,318
    Whitbread P.L.C.............................................    31,532      1,835,767
    William Hill P.L.C..........................................   483,389      1,015,458
    Wilmington PL.C.............................................     3,357          8,763
    Wincanton P.L.C.............................................    28,616         92,054
    Wm Morrison Supermarkets P.L.C..............................   737,154      2,077,758
    WPP P.L.C., Sponsored ADR...................................    18,997      1,183,513
    WPP P.L.C...................................................   121,750      1,519,171
    Xaar P.L.C..................................................    19,001         24,079
                                                                           --------------
TOTAL UNITED KINGDOM............................................              458,039,559
                                                                           --------------
UNITED STATES -- (0.0%)
    International Flavors & Fragrances, Inc.....................       159         21,869
    Newmont Goldcorp Corp.......................................    33,435      1,038,491
*   Newmont Goldcorp Corp.......................................    10,076        311,358
                                                                           --------------
TOTAL UNITED STATES.............................................                1,371,718
                                                                           --------------
TOTAL COMMON STOCKS.............................................            3,889,114,842
                                                                           --------------
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Alpargatas SA...............................................    33,843        135,075
    Banco ABC Brasil S.A........................................    46,421        230,264

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
BRAZIL -- (Continued)
    Banco Bradesco SA........................................... 136,124 $ 1,235,187
    Banco do Estado do Rio Grande do Sul SA, Class B............ 114,194     711,182
*   Banco Pan SA................................................  76,997      66,568
    Braskem SA, Class A.........................................  14,800     180,343
    Centrais Eletricas Brasileiras SA, Class B..................  24,904     220,072
    Centrais Eletricas Santa Catarina...........................   4,700      56,336
    Cia Brasileira de Distribuicao..............................  44,056   1,084,238
    Cia de Saneamento do Parana................................. 111,635     405,417
    Cia de Transmissao de Energia Eletrica Paulista.............  59,396     318,104
    Cia Energetica de Minas Gerais.............................. 243,637     915,868
    Cia Energetica de Sao Paulo, Class B........................  56,244     370,360
    Cia Energetica do Ceara, Class A............................   3,232      42,853
    Cia Ferro Ligas da Bahia--FERBASA...........................  24,000     129,576
    Cia Paranaense de Energia...................................  32,905     345,741
    Eucatex SA Industria e Comercio.............................   4,600       5,338
    Gerdau SA...................................................  97,900     353,290
*   Gol Linhas Aereas Inteligentes SA...........................   4,592      26,678
    Grazziotin SA...............................................   2,000      11,691
    Itau Unibanco Holding SA.................................... 420,051   3,624,067
    Lojas Americanas SA.........................................  34,732     139,243
    Marcopolo SA................................................ 255,633     229,484
    Petroleo Brasileiro SA...................................... 710,208   4,910,290
    Randon SA Implementos e Participacoes.......................  53,600     116,192
    Schulz SA...................................................  23,300      42,784
    Telefonica Brasil SA........................................   4,800      57,008
    Unipar Carbocloro SA........................................  39,117     386,970
    Usinas Siderurgicas de Minas Gerais SA, Class A............. 229,492     505,092
                                                                         -----------
TOTAL BRAZIL....................................................          16,855,311
                                                                         -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B...............................  10,803      25,520
    Embotelladora Andina SA, Class B............................  60,988     217,731
                                                                         -----------
TOTAL CHILE.....................................................             243,251
                                                                         -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA......................................... 154,857      70,406
    Banco Davivienda SA.........................................  23,860     295,183
    Grupo Argos SA..............................................   4,347      20,705
    Grupo Aval Acciones y Valores SA............................ 357,618     137,705
    Grupo de Inversiones Suramericana SA........................  13,796     148,744
                                                                         -----------
TOTAL COLOMBIA..................................................             672,743
                                                                         -----------
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG.................................  12,142     897,788
    Biotest AG..................................................   5,294     133,306
    Draegerwerk AG & Co. KGaA...................................   3,817     229,351
    Fuchs Petrolub SE...........................................  19,394     845,633
    Henkel AG & Co. KGaA........................................   4,819     488,016
    Jungheinrich AG.............................................  33,703   1,176,037
    Porsche Automobil Holding SE................................  28,336   1,969,852
    Sartorius AG................................................   7,040   1,292,572
    Schaeffler AG...............................................  51,420     440,793
    Sixt SE.....................................................  10,712     822,986
    STO SE & Co. KGaA...........................................   1,263     125,959
    Villeroy & Boch AG..........................................   6,080      98,979
    Volkswagen AG...............................................  46,130   8,054,394
                                                                         -----------
TOTAL GERMANY...................................................          16,575,666
                                                                         -----------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE>>
                                                                 ---------- --------------
SOUTH KOREA -- (0.0%)
*   CJ Corp.....................................................      1,236 $       38,796
                                                                            --------------
UNITED KINGDOM -- (0.0%)
    Rolls-Royce Holdings P.L.C.................................. 19,824,336         25,851
                                                                            --------------
TOTAL PREFERRED STOCKS..........................................                34,411,618
                                                                            --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Amaysim Australia, Ltd. Rights 03/25/19.....................     14,550              0
                                                                            --------------
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13................................      4,255              0
                                                                            --------------
BRAZIL -- (0.0%)
*   Gafisa S.A. Rights 05/23/19.................................     14,124          1,297
                                                                            --------------
CANADA -- (0.0%)
*   Pan American Silver Corp. Rights 02/22/29...................    153,369         29,120
*   Pan American Silver Corp. Rights 02/22/29...................     80,828         15,346
*   Tervita Corp. Warrants 07/19/20.............................      1,194             76
                                                                            --------------
TOTAL CANADA....................................................                    44,542
                                                                            --------------
HONG KONG -- (0.0%)
*   China International Marine Containers Co., Ltd. Rights
      05/03/19..................................................      2,243              0
*   Haitong Securities Co., Ltd. Rights 05/23/19................     18,942              0
*   I-Cable Communications, Ltd. Rights 05/24/19................    564,582            288
                                                                            --------------
TOTAL HONG KONG.................................................                       288
                                                                            --------------
INDIA -- (0.0%)
*   Bharti Airtel, Ltd. Rights 05/17/19.........................     91,684        132,213
                                                                            --------------
INDONESIA -- (0.0%)
*   Medco Energi Internasional Tbk PT Warrants 12/11/20.........    916,166         16,973
                                                                            --------------
SINGAPORE -- (0.0%)
#*  Ezion Holdings, Ltd. Warrants 04/16/23......................     85,767              0
                                                                            --------------
SOUTH KOREA -- (0.0%)
*   Doosan Heavy Industries & Construction Co., Ltd. Rights
      05/09/2019................................................     28,088         34,625
                                                                            --------------
SWEDEN -- (0.0%)
*   MQ Holding AB Rights 05/17/19...............................    156,586         29,101
                                                                            --------------
SWITZERLAND -- (0.0%)
*   Bachem Holding Ltd Rights 05/06/19..........................        471          4,622
                                                                            --------------
THAILAND -- (0.0%)
*   MINT W6 Warrants 04/26/20...................................      5,843              0
                                                                            --------------
TOTAL RIGHTS/WARRANTS...........................................                   263,661
                                                                            --------------
TOTAL INVESTMENT SECURITIES.....................................             3,923,790,121
                                                                            --------------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                   SHARES      VALUE+
                                                                   ------- --------------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S)  The DFA Short Term Investment Fund.......................... 999,174 $   11,561,437
                                                                           --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,366,261,989)...........................................         $3,935,351,558
                                                                           ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                LEVEL 1      LEVEL 2       LEVEL 3       TOTAL
                                              ------------ ------------ ------------- ------------
Common Stocks
   Australia................................. $  2,990,755 $179,549,008            -- $182,539,763
   Austria...................................           --   16,581,482            --   16,581,482
   Belgium...................................    1,192,544   29,283,179            --   30,475,723
   Brazil....................................   65,291,226           --            --   65,291,226
   Canada....................................  254,633,694      637,298            --  255,270,992
   Chile.....................................   11,567,513           --            --   11,567,513
   China.....................................   43,264,929  291,211,122            --  334,476,051
   Colombia..................................    3,599,086           --            --    3,599,086
   Czech Republic............................           --    1,840,669            --    1,840,669
   Denmark...................................    1,175,309   51,338,974            --   52,514,283
   Egypt.....................................      134,872      165,398            --      300,270
   Finland...................................      183,695   46,727,430            --   46,911,125
   France....................................    2,620,100  228,675,712            --  231,295,812
   Germany...................................    7,465,463  200,506,675            --  207,972,138
   Greece....................................           --    2,570,614            --    2,570,614
   Hong Kong.................................      343,119   87,175,151            --   87,518,270
   Hungary...................................           --    3,931,105            --    3,931,105
   India.....................................    3,867,842  107,664,323            --  111,532,165
   Indonesia.................................      331,018   23,850,847            --   24,181,865
   Ireland...................................    5,010,249   14,639,892            --   19,650,141
   Israel....................................    1,898,971   19,615,373            --   21,514,344
   Italy.....................................    2,444,622   79,477,362            --   81,921,984
   Japan.....................................   13,809,450  628,141,823            --  641,951,273
   Malaysia..................................           --   24,753,716            --   24,753,716
   Mexico....................................   29,538,501          652            --   29,539,153
   Netherlands...............................   13,933,122   67,529,020            --   81,462,142
   New Zealand...............................       43,303   13,357,790            --   13,401,093
   Norway....................................      934,536   26,146,981            --   27,081,517
   Peru......................................      816,570           --            --      816,570
   Philippines...............................      123,500   11,120,034            --   11,243,534
   Poland....................................           --   12,302,778            --   12,302,778
   Portugal..................................           --    7,279,736            --    7,279,736
   Russia....................................    5,371,676    6,755,609            --   12,127,285
   Singapore.................................           --   30,039,391            --   30,039,391
   South Africa..............................    7,382,789   65,659,733            --   73,042,522
   South Korea...............................    5,849,699  144,955,648            --  150,805,347
   Spain.....................................    2,817,772   66,345,150            --   69,162,922
   Sweden....................................      429,545   79,921,342            --   80,350,887
   Switzerland...............................   19,161,351  158,254,753            --  177,416,104
   Taiwan....................................   11,434,731  145,463,089            --  156,897,820
   Thailand..................................   28,479,050       12,378            --   28,491,428
   Turkey....................................       47,800    8,033,926            --    8,081,726
   United Kingdom............................   94,665,280  363,374,279            --  458,039,559
   United States.............................    1,349,849       21,869            --    1,371,718

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------------
                                                LEVEL 1       LEVEL 2        LEVEL 3           TOTAL
                                              ------------ -------------- -------------    --------------
Preferred Stocks
   Brazil.................................... $ 16,855,311             --            --    $   16,855,311
   Chile.....................................      243,251             --            --           243,251
   Colombia..................................      672,743             --            --           672,743
   Germany...................................           -- $   16,575,666            --        16,575,666
   South Korea...............................           --         38,796            --            38,796
   United Kingdom............................           --         25,851            --            25,851
Rights/Warrants
   Brazil....................................           --          1,297            --             1,297
   Canada....................................           --         44,542            --            44,542
   Hong Kong.................................           --            288            --               288
   India.....................................           --        132,213            --           132,213
   Indonesia.................................           --         16,973            --            16,973
   South Korea...............................           --         34,625            --            34,625
   Sweden....................................           --         29,101            --            29,101
   Switzerland...............................           --          4,622            --             4,622
Securities Lending Collateral................           --     11,561,437            --        11,561,437
                                              ------------ -------------- -------------    --------------
TOTAL........................................ $661,974,836 $3,273,376,722            --    $3,935,351,558
                                              ============ ============== =============    ==============

                See accompanying Notes to Financial Statements.

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                   SHARES      VALUE+
                                                                  --------- ------------
COMMON STOCKS -- (97.6%)
COMMUNICATION SERVICES -- (12.3%)
     Activision Blizzard, Inc....................................   496,359 $ 23,929,467
     AT&T, Inc................................................... 7,170,552  222,000,290
     ATN International, Inc......................................       684       41,758
     Beasley Broadcast Group, Inc., Class A......................     9,471       34,759
# *  Cars.com, Inc...............................................    43,079      896,474
     CBS Corp., Class A..........................................    14,300      734,734
     CenturyLink, Inc............................................    70,603      806,286
*    Charter Communications, Inc., Class A.......................   339,394  125,979,659
#    Cinemark Holdings, Inc......................................    79,716    3,352,058
     Comcast Corp., Class A...................................... 7,135,970  310,628,774
#    Consolidated Communications Holdings, Inc...................    10,700       55,212
*    Discovery, Inc., Class B....................................     3,609      134,363
*    Discovery, Inc., Class C....................................     3,762      108,195
     Entravision Communications Corp., Class A...................    56,828      163,096
     EW Scripps Co. (The), Class A...............................    81,265    1,852,029
*    Fox Corp., Class A..........................................   329,215   12,836,093
*    Fox Corp., Class B..........................................   143,308    5,517,358
#    Gannett Co., Inc............................................    71,219      664,473
# *  GCI Liberty, Inc., Class A..................................   123,145    7,341,905
*    GCI Liberty, Inc., Class B..................................     1,686      102,804
*    Gray Television, Inc........................................    54,374    1,273,983
*    Hemisphere Media Group, Inc.................................    18,877      275,793
*    IAC/InterActiveCorp.........................................    81,587   18,344,021
*    IMAX Corp...................................................     4,700      114,586
     Interpublic Group of Cos., Inc. (The).......................    79,202    1,821,646
# *  Iridium Communications, Inc.................................    41,000    1,125,860
     John Wiley & Sons, Inc., Class A............................    27,900    1,288,422
*    Liberty Broadband Corp......................................     1,905      188,500
*    Liberty Broadband Corp., Class A............................    24,095    2,370,707
*    Liberty Broadband Corp., Class C............................    67,601    6,672,895
*    Liberty Latin America, Ltd., Class A........................     1,500       31,395
*    Liberty Latin America, Ltd., Class C........................       844       17,589
*    Liberty Media Corp.-Liberty Braves, Class A.................     7,613      215,905
*    Liberty Media Corp.-Liberty Braves, Class B.................       762       24,235
*    Liberty Media Corp.-Liberty Braves, Class C.................    16,901      475,763
*    Liberty Media Corp.-Liberty Formula One, Class A............    17,043      643,544
*    Liberty Media Corp.-Liberty Formula One, Class C............    83,739    3,249,911
*    Liberty Media Corp.-Liberty SiriusXM, Class A...............    96,383    3,849,537
*    Liberty Media Corp.-Liberty SiriusXM, Class B...............     7,622      310,025
*    Liberty Media Corp.-Liberty SiriusXM, Class C...............   208,010    8,353,682
*    Liberty TripAdvisor Holdings, Inc., Class A.................    76,802    1,132,061
*    Liberty TripAdvisor Holdings, Inc., Class B.................     3,422       51,433
#    Lions Gate Entertainment Corp., Class A.....................    37,016      540,063
#    Lions Gate Entertainment Corp., Class B.....................     9,269      126,058
*    Madison Square Garden Co. (The), Class A....................    12,352    3,859,259
     Marcus Corp. (The)..........................................    20,099      756,124
*    Meet Group, Inc. (The)......................................    83,800      465,928
#    Meredith Corp...............................................    44,176    2,606,384
# *  MSG Networks, Inc., Class A.................................    29,558      680,721
#    New Media Investment Group, Inc.............................    35,759      382,264
     News Corp., Class A.........................................   402,247    4,995,908
     News Corp., Class B.........................................    99,903    1,247,788
     Nexstar Media Group, Inc., Class A..........................    51,781    6,060,966
# *  ORBCOMM, Inc................................................    82,899      600,189

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
COMMUNICATION SERVICES -- (Continued)
     Saga Communications, Inc., Class A..........................   8,693 $    278,871
     Salem Media Group, Inc......................................  10,922       22,609
     Scholastic Corp.............................................  31,200    1,244,256
     Sinclair Broadcast Group, Inc., Class A.....................  82,369    3,771,677
     Spok Holdings, Inc..........................................  12,522      173,430
# *  Sprint Corp................................................. 422,600    2,358,108
     TEGNA, Inc.................................................. 184,139    2,931,493
     Telephone & Data Systems, Inc...............................  90,571    2,887,403
*    T-Mobile US, Inc............................................ 113,786    8,305,240
     Tribune Media Co., Class A..................................  17,771      821,020
*    Tribune Publishing Co.......................................     900        9,684
*    United States Cellular Corp.................................  12,191      586,387
*    Vonage Holdings Corp........................................  85,934      835,278
     Walt Disney Co. (The)....................................... 498,015   68,213,115
*    Yelp, Inc...................................................  52,714    2,111,723
*    Zillow Group, Inc., Class A.................................  30,310    1,006,595
# *  Zillow Group, Inc., Class C.................................  70,220    2,345,348
*    Zynga, Inc., Class A........................................ 640,800    3,626,928
                                                                          ------------
TOTAL COMMUNICATION SERVICES.....................................          892,862,097
                                                                          ------------
CONSUMER DISCRETIONARY -- (6.2%)
*    1-800-Flowers.com, Inc., Class A............................  44,330      943,786
     Aaron's, Inc................................................  75,999    4,232,384
     Acushnet Holdings Corp......................................   2,067       52,109
*    Adtalem Global Education, Inc...............................  53,564    2,641,776
*    American Axle & Manufacturing Holdings, Inc.................  70,013    1,032,692
     American Eagle Outfitters, Inc.............................. 172,550    4,103,239
*    American Outdoor Brands Corp................................  64,307      633,424
     Aramark..................................................... 208,769    6,488,541
*    Asbury Automotive Group, Inc................................   3,378      270,848
# *  Ascena Retail Group, Inc.................................... 135,576      161,335
# *  Ascent Capital Group, Inc., Class A.........................   8,198        5,739
     Autoliv, Inc................................................  39,386    3,091,407
# *  AutoNation, Inc.............................................  58,352    2,446,699
*    Barnes & Noble Education, Inc...............................   7,710       33,153
#    Barnes & Noble, Inc.........................................  55,600      279,668
     Bassett Furniture Industries, Inc...........................   2,900       51,504
*    Beazer Homes USA, Inc.......................................   4,326       57,493
#    Bed Bath & Beyond, Inc......................................  25,907      432,906
     Best Buy Co., Inc...........................................  15,363    1,143,161
#    Big 5 Sporting Goods Corp...................................  16,901       44,450
#    Big Lots, Inc...............................................  41,729    1,550,650
*    Biglari Holdings, Inc., Class B.............................       8        1,115
#    BJ's Restaurants, Inc.......................................  16,658      831,401
# *  Boot Barn Holdings, Inc.....................................  32,500      935,675
     BorgWarner, Inc............................................. 191,389    7,994,319
     Brunswick Corp..............................................  59,540    3,049,043
*    Build-A-Bear Workshop, Inc..................................  25,874      144,894
# *  Caesars Entertainment Corp.................................. 362,380    3,391,877
     Caleres, Inc................................................  74,697    1,959,302
     Callaway Golf Co............................................  70,543    1,238,735
     Canterbury Park Holding Corp................................   2,755       40,003
     Capri Holdings, Ltd......................................... 122,831    5,414,390
*    Career Education Corp.......................................  78,974    1,433,378
     Carnival Corp............................................... 489,649   26,862,144
     Carriage Services, Inc......................................  20,916      367,076
*    Carrols Restaurant Group, Inc...............................   5,700       55,917
*    Cavco Industries, Inc.......................................   7,600      948,252
# *  Century Communities, Inc....................................  14,709      374,050

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES     VALUE+
                                                                  --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    Chuy's Holdings, Inc........................................    16,443 $   327,051
     Citi Trends, Inc............................................     3,415      63,212
# *  Conn's, Inc.................................................    25,450     658,392
     Cooper Tire & Rubber Co.....................................    55,558   1,658,962
*    Cooper-Standard Holdings, Inc...............................    18,702     947,630
     Core-Mark Holding Co., Inc..................................    96,236   3,498,179
     CSS Industries, Inc.........................................    10,465      73,360
     Culp, Inc...................................................    10,036     205,939
     Dana, Inc...................................................   112,665   2,196,968
*    Deckers Outdoor Corp........................................    22,626   3,579,659
*    Delta Apparel, Inc..........................................     7,532     181,295
#    Designer Brands, Inc........................................    75,552   1,681,032
#    Dick's Sporting Goods, Inc..................................    83,076   3,073,812
#    Dillard's, Inc., Class A....................................   120,300   8,234,535
# *  Dorman Products, Inc........................................     9,311     816,295
     DR Horton, Inc..............................................   208,125   9,222,019
#    Educational Development Corp................................     3,358      30,222
*    El Pollo Loco Holdings, Inc.................................     4,415      56,424
     Escalade, Inc...............................................       277       3,335
     Extended Stay America, Inc..................................    98,669   1,767,162
*    Fiesta Restaurant Group, Inc................................     1,300      16,458
     Flanigan's Enterprises, Inc.................................       865      21,569
     Flexsteel Industries, Inc...................................     2,068      44,793
     Foot Locker, Inc............................................    96,715   5,533,065
     Ford Motor Co............................................... 2,868,969  29,980,726
# *  Fossil Group, Inc...........................................       600       7,842
# *  Fred's, Inc., Class A.......................................    32,745      47,808
#    GameStop Corp., Class A.....................................   104,752     906,105
     Gaming Partners International Corp..........................       500       6,870
     General Motors Co........................................... 1,095,598  42,673,542
*    Genesco, Inc................................................     6,456     289,293
     Gentex Corp.................................................   216,294   4,981,251
*    Gentherm, Inc...............................................    37,081   1,570,751
*    G-III Apparel Group, Ltd....................................    31,225   1,347,359
     Goodyear Tire & Rubber Co. (The)............................   255,657   4,911,171
     Graham Holdings Co., Class B................................     5,780   4,297,025
*    Green Brick Partners, Inc...................................     2,594      23,190
#    Group 1 Automotive, Inc.....................................    57,936   4,536,968
#    Guess?, Inc.................................................    70,100   1,427,937
# *  Habit Restaurants, Inc. (The), Class A......................    23,800     253,708
#    Hamilton Beach Brands Holding Co., Class A..................    10,413     188,475
#    Harley-Davidson, Inc........................................   134,903   5,022,439
#    Haverty Furniture Cos., Inc.................................    33,479     797,470
*    Helen of Troy, Ltd..........................................    61,653   8,878,032
# *  Hibbett Sports, Inc.........................................    20,800     430,560
     Hooker Furniture Corp.......................................    14,814     441,605
*    Houghton Mifflin Harcourt Co................................     6,300      44,919
     Hyatt Hotels Corp., Class A.................................    16,230   1,245,328
#    International Game Technology P.L.C.........................     7,100     103,873
     International Speedway Corp., Class A.......................    24,844   1,096,117
*    J Alexander's Holdings, Inc.................................     2,666      29,299
# *  JC Penney Co., Inc..........................................    85,215     116,745
     Johnson Outdoors, Inc., Class A.............................    15,588   1,195,132
     KB Home.....................................................    30,800     798,028
#    Kohl's Corp.................................................    14,353   1,020,498
# *  Lakeland Industries, Inc....................................     9,887     125,466
# *  Lands' End, Inc.............................................    13,703     239,940
*    Laureate Education, Inc., Class A...........................    14,985     235,864
     La-Z-Boy, Inc...............................................    56,332   1,847,690

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES    VALUE+
                                                                  ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
     LCI Industries..............................................   6,300 $   553,455
     Lear Corp...................................................  33,378   4,773,054
     Lennar Corp., Class A....................................... 224,100  11,659,923
     Lennar Corp., Class B.......................................  12,506     521,750
# *  Libbey, Inc.................................................  25,700      64,250
*    Liberty Expedia Holdings, Inc., Class A.....................  80,904   3,755,564
*    Liberty Expedia Holdings, Inc., Class B.....................   3,457     161,252
     Lifetime Brands, Inc........................................  16,431     155,437
#    Lithia Motors, Inc., Class A................................  34,933   3,965,594
*    LKQ Corp....................................................  95,234   2,866,543
*    M/I Homes, Inc..............................................  37,930   1,068,488
     Macy's, Inc................................................. 275,055   6,474,795
*    MarineMax, Inc..............................................  29,164     504,246
     Marriott Vacations Worldwide Corp...........................  29,279   3,092,741
>>   Media General, Inc. Contingent Value Rights.................  25,196         988
*    Meritage Homes Corp.........................................  28,156   1,440,179
     MGM Resorts International................................... 227,871   6,068,205
*    Modine Manufacturing Co.....................................  14,650     216,674
*    Mohawk Industries, Inc......................................  98,740  13,453,325
*    Monarch Casino & Resort, Inc................................   1,103      47,087
#    Monro, Inc..................................................   3,100     259,873
# *  Motorcar Parts of America, Inc..............................  17,638     364,401
     Movado Group, Inc...........................................  21,998     784,229
# *  Murphy USA, Inc.............................................  33,478   2,861,365
*    Nautilus, Inc...............................................   8,500      45,475
#    Newell Brands, Inc.......................................... 169,803   2,441,767
     Office Depot, Inc........................................... 567,926   1,363,022
# *  Overstock.com, Inc..........................................     251       3,308
#    Oxford Industries, Inc......................................  11,400     946,884
#    Penske Automotive Group, Inc................................  43,845   2,013,362
*    Potbelly Corp...............................................  25,202     224,298
     PulteGroup, Inc............................................. 275,833   8,677,706
     PVH Corp....................................................  45,600   5,881,944
*    Qurate Retail Group, Inc. QVC Group, Class B................  31,258     526,072
*    Qurate Retail, Inc.......................................... 620,725  10,583,361
     RCI Hospitality Holdings, Inc...............................  12,026     273,832
# *  Red Robin Gourmet Burgers, Inc..............................  31,175     998,535
*    Regis Corp..................................................  38,593     722,461
     Rocky Brands, Inc...........................................   8,729     222,677
     Royal Caribbean Cruises, Ltd................................ 322,500  39,003,150
#    RTW RetailWinds, Inc........................................   8,600      19,952
# *  ServiceMaster Global Holdings, Inc..........................  30,742   1,507,280
*    Shiloh Industries, Inc......................................  15,461      88,437
#    Shoe Carnival, Inc..........................................  32,650   1,164,299
#    Signet Jewelers, Ltd........................................  17,215     399,044
*    Skechers U.S.A., Inc., Class A.............................. 142,209   4,502,337
#    Sonic Automotive, Inc., Class A.............................  17,700     358,071
     Speedway Motorsports, Inc...................................  14,935     274,057
     Standard Motor Products, Inc................................  37,342   1,865,980
     Steven Madden, Ltd..........................................  20,780     755,353
*    Stoneridge, Inc.............................................  19,361     608,516
     Strategic Education, Inc....................................  15,678   2,247,441
#    Strattec Security Corp......................................   5,224     158,235
     Superior Group of Cos, Inc..................................  17,956     300,583
     Superior Industries International, Inc......................  23,275     115,211
*    Tandy Leather Factory, Inc..................................   9,974      59,046
     Tapestry, Inc...............................................  74,100   2,391,207
     Target Corp................................................. 277,933  21,517,573
*    Taylor Morrison Home Corp., Class A.........................  16,370     316,923

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
     Tenneco, Inc., Class A......................................     5,044 $    110,564
#    Thor Industries, Inc........................................    36,690    2,416,770
     Tile Shop Holdings, Inc.....................................    34,900      169,614
     Tilly's, Inc., Class A......................................     5,498       64,656
     Toll Brothers, Inc..........................................   179,799    6,850,342
*    TopBuild Corp...............................................    16,800    1,196,664
     Tower International, Inc....................................     6,400      149,376
*    Unifi, Inc..................................................    41,401      836,300
*    Universal Electronics, Inc..................................    15,506      590,003
# *  Urban Outfitters, Inc.......................................    49,670    1,476,689
# *  Veoneer, Inc................................................    14,223      313,902
*    Vista Outdoor, Inc..........................................    57,561      496,751
#    Whirlpool Corp..............................................    49,211    6,831,471
# *  William Lyon Homes, Class A.................................    23,600      397,896
#    Winnebago Industries, Inc...................................       400       14,148
     Wolverine World Wide, Inc...................................    73,300    2,698,173
     Wyndham Hotels & Resorts, Inc...............................    47,600    2,652,272
# *  ZAGG, Inc...................................................    30,497      251,295
     Zovio, Inc..................................................    10,994       66,184
                                                                            ------------
TOTAL CONSUMER DISCRETIONARY.....................................            455,022,816
                                                                            ------------
CONSUMER STAPLES -- (5.8%)
     Alico, Inc..................................................       960       26,669
     Andersons, Inc. (The).......................................    30,460      996,042
     Archer-Daniels-Midland Co...................................   813,476   36,281,030
     Bunge, Ltd..................................................   114,294    5,990,149
#    Cal-Maine Foods, Inc........................................     2,707      111,285
#    Casey's General Stores, Inc.................................    20,857    2,760,424
# *  Central Garden & Pet Co.....................................    25,184      679,464
*    Central Garden & Pet Co., Class A...........................    48,121    1,178,002
#    Constellation Brands, Inc., Class B.........................     9,845    1,915,296
#    Coty, Inc., Class A.........................................    72,536      784,840
*    Craft Brew Alliance, Inc....................................     9,754      137,629
*    Darling Ingredients, Inc....................................   173,938    3,793,588
*    Edgewell Personal Care Co...................................     9,512      392,180
#    Flowers Foods, Inc..........................................    84,458    1,836,117
#    Fresh Del Monte Produce, Inc................................    39,437    1,163,786
# *  Hain Celestial Group, Inc. (The)............................    87,292    1,904,711
# *  Hostess Brands, Inc.........................................     4,500       60,300
#    Ingles Markets, Inc., Class A...............................    11,437      313,946
     Ingredion, Inc..............................................    62,117    5,885,586
     JM Smucker Co. (The)........................................   108,204   13,269,056
     John B. Sanfilippo & Son, Inc...............................    10,428      751,963
#    Kraft Heinz Co. (The).......................................    92,516    3,075,232
*    Landec Corp.................................................    37,056      389,459
     Molson Coors Brewing Co., Class A...........................     1,908      127,836
     Molson Coors Brewing Co., Class B...........................   186,550   11,974,644
     Mondelez International, Inc., Class A....................... 2,081,099  105,823,884
*    Natural Grocers by Vitamin Cottage, Inc.....................     1,000       12,380
*    Nature's Sunshine Products, Inc.............................     1,029        9,261
     Nu Skin Enterprises, Inc., Class A..........................     9,384      477,364
     Oil-Dri Corp. of America....................................     5,047      160,545
*    Performance Food Group Co...................................    55,538    2,274,281
*    Pilgrim's Pride Corp........................................     7,900      212,589
*    Post Holdings, Inc..........................................    71,372    8,049,334
     PriceSmart, Inc.............................................     3,177      190,016
# *  Pyxus International, Inc....................................     3,508       80,088
     Sanderson Farms, Inc........................................    22,700    3,442,001
     Seaboard Corp...............................................     1,812    8,145,991

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
CONSUMER STAPLES -- (Continued)
*    Seneca Foods Corp., Class A.................................     6,301 $    155,950
*    Seneca Foods Corp., Class B.................................       300        7,329
*    Simply Good Foods Co. (The).................................     8,033      180,421
     SpartanNash Co..............................................    32,983      533,335
#    Spectrum Brands Holdings, Inc...............................     3,206      197,393
# *  TreeHouse Foods, Inc........................................    40,400    2,705,992
     Tyson Foods, Inc., Class A..................................   405,030   30,381,300
# *  United Natural Foods, Inc...................................    44,400      573,648
     Universal Corp..............................................    22,290    1,200,539
*    US Foods Holding Corp.......................................   207,373    7,579,483
     Walgreens Boots Alliance, Inc...............................   659,669   35,338,468
     Walmart, Inc................................................ 1,173,687  120,701,971
#    Weis Markets, Inc...........................................    11,602      487,864
                                                                            ------------
TOTAL CONSUMER STAPLES...........................................            424,720,661
                                                                            ------------
ENERGY -- (11.7%)
     Adams Resources & Energy, Inc...............................     6,004      217,045
     Anadarko Petroleum Corp.....................................   137,668   10,029,114
# *  Antero Resources Corp.......................................    65,182      472,569
#    Apache Corp.................................................    15,708      516,950
#    Arch Coal, Inc., Class A....................................    11,590    1,123,998
     Archrock, Inc...............................................    69,200      699,612
#    Baker Hughes a GE Co........................................     4,305      103,406
*    Bonanza Creek Energy, Inc...................................     3,500       84,245
# *  Bristow Group, Inc..........................................    23,115       11,673
# *  Callon Petroleum Co.........................................   250,011    1,877,583
# *  Carrizo Oil & Gas, Inc......................................     1,000       12,820
# *  Centennial Resource Development, Inc., Class A..............    56,834      598,462
     Chevron Corp................................................ 1,135,536  136,332,452
     Cimarex Energy Co...........................................    72,151    4,953,888
*    CNX Resources Corp..........................................   175,641    1,573,743
     Concho Resources, Inc.......................................    40,987    4,729,080
     ConocoPhillips.............................................. 1,439,649   90,870,645
*    Dawson Geophysical Co.......................................    21,211       59,391
     Delek US Holdings, Inc......................................    82,793    3,068,309
# *  Denbury Resources, Inc......................................   193,800      432,174
     Devon Energy Corp...........................................    60,406    1,941,449
#    DMC Global, Inc.............................................       372       25,780
*    Dorian LPG, Ltd.............................................    13,595      109,032
*    Earthstone Energy, Inc., Class A............................     8,400       56,280
#    EnLink Midstream LLC........................................   231,900    2,710,911
#    Ensco Rowan P.L.C., Class A.................................   148,176    2,070,019
*    Era Group, Inc..............................................    24,458      235,775
*    Exterran Corp...............................................    35,500      504,810
     Exxon Mobil Corp............................................ 2,833,988  227,512,557
     GasLog, Ltd.................................................    23,100      361,053
#    Green Plains, Inc...........................................    21,234      368,835
*    Gulf Island Fabrication, Inc................................    13,009      111,877
# *  Gulfport Energy Corp........................................    68,661      449,730
     Hallador Energy Co..........................................    14,700       75,852
*    Helix Energy Solutions Group, Inc...........................   137,210    1,072,982
     Helmerich & Payne, Inc......................................    95,808    5,606,684
#    Hess Corp...................................................   146,488    9,392,811
     HollyFrontier Corp..........................................   145,960    6,966,671
*    International Seaways, Inc..................................        12          214
     Kinder Morgan, Inc.......................................... 1,035,678   20,578,922
#    Kosmos Energy, Ltd..........................................    26,900      179,961
*    Laredo Petroleum, Inc.......................................    36,900      111,438
     Marathon Oil Corp...........................................   467,019    7,958,004

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
ENERGY -- (Continued)
     Marathon Petroleum Corp..................................... 1,004,662 $ 61,153,776
# *  Matador Resources Co........................................    63,704    1,254,332
*    Matrix Service Co...........................................    17,023      333,821
# *  McDermott International, Inc................................    12,000       97,080
     Murphy Oil Corp.............................................   148,926    4,056,744
#    Nabors Industries, Ltd......................................   318,553    1,114,935
     NACCO Industries, Inc., Class A.............................     6,832      279,360
     National Oilwell Varco, Inc.................................   158,732    4,149,254
*    Natural Gas Services Group, Inc.............................    15,026      241,468
*    Newpark Resources, Inc......................................    89,815      655,649
     Noble Energy, Inc...........................................   133,794    3,620,466
*    Oasis Petroleum, Inc........................................   209,670    1,278,987
     Occidental Petroleum Corp...................................   350,732   20,651,100
*    Oceaneering International, Inc..............................   103,026    1,978,099
     Panhandle Oil and Gas, Inc., Class A........................     9,614      144,210
# *  Parker Drilling Co..........................................        62        1,217
*    Parsley Energy, Inc., Class A...............................   140,588    2,806,136
     Patterson-UTI Energy, Inc...................................   191,240    2,598,952
     PBF Energy, Inc., Class A...................................   128,074    4,300,725
*    PDC Energy, Inc.............................................    48,958    2,129,183
     Peabody Energy Corp.........................................    79,122    2,276,340
     Phillips 66.................................................   775,455   73,102,143
*    Pioneer Energy Services Corp................................    74,262      129,216
     Pioneer Natural Resources Co................................    88,400   14,715,064
*    ProPetro Holding Corp.......................................     5,764      127,557
*    QEP Resources, Inc..........................................   108,730      817,650
#    Range Resources Corp........................................   178,540    1,614,002
*    REX American Resources Corp.................................     4,050      342,266
     Schlumberger, Ltd...........................................   577,687   24,655,681
*    SEACOR Holdings, Inc........................................    18,204      810,806
*    SEACOR Marine Holdings, Inc.................................    12,678      172,167
     SemGroup Corp., Class A.....................................    68,126      889,726
#    Ship Finance International, Ltd.............................    12,481      159,258
*    SilverBow Resources, Inc....................................     3,019       54,765
     SM Energy Co................................................    56,538      900,650
# *  Southwestern Energy Co......................................   361,255    1,426,957
# *  SRC Energy, Inc.............................................   246,067    1,513,312
*    TETRA Technologies, Inc.....................................    25,600       60,928
# *  Transocean, Ltd.............................................   216,054    1,698,184
# *  Unit Corp...................................................    53,840      730,070
#    US Silica Holdings, Inc.....................................    24,460      386,957
     Valero Energy Corp..........................................   605,899   54,930,803
# *  Whiting Petroleum Corp......................................    39,585    1,084,233
     Williams Cos., Inc. (The)...................................   216,857    6,143,559
     World Fuel Services Corp....................................     5,865      180,935
*    WPX Energy, Inc.............................................   330,172    4,586,089
                                                                            ------------
TOTAL ENERGY.....................................................            852,523,618
                                                                            ------------
FINANCIALS -- (21.7%)
     1st Source Corp.............................................    45,305    2,121,633
     Affiliated Managers Group, Inc..............................    11,600    1,286,672
     Aflac, Inc..................................................   428,750   21,600,425
*    Alleghany Corp..............................................     3,115    2,046,181
     Allstate Corp. (The)........................................   169,260   16,766,896
     American Equity Investment Life Holding Co..................    96,714    2,844,359
     American Financial Group, Inc...............................   156,083   16,159,273
     American International Group, Inc...........................   421,331   20,042,716
     American National Insurance Co..............................    23,302    2,639,884
     AmeriServ Financial, Inc....................................    30,968      127,898

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
FINANCIALS -- (Continued)
*    Arch Capital Group, Ltd.....................................     9,282 $    313,546
     Argo Group International Holdings, Ltd......................    59,381    4,635,875
     Associated Banc-Corp........................................   117,927    2,675,764
     Assurant, Inc...............................................    65,820    6,252,900
     Assured Guaranty, Ltd.......................................   122,989    5,866,575
*    Asta Funding, Inc...........................................       885        4,129
*    Athene Holding, Ltd., Class A...............................    88,862    4,013,008
*    Atlanticus Holdings Corp....................................    12,567       44,110
     Axis Capital Holdings, Ltd..................................    50,110    2,848,753
     Banc of California, Inc.....................................     2,500       36,275
*    Bancorp, Inc. (The).........................................     3,659       37,358
     BancorpSouth Bank...........................................     9,744      296,997
     Bank of America Corp........................................ 5,929,138  181,313,009
     Bank of New York Mellon Corp. (The).........................   687,988   34,165,484
     Bank OZK....................................................    48,779    1,592,634
     BankFinancial Corp..........................................    16,687      250,472
     BankUnited, Inc.............................................    39,854    1,457,859
     Banner Corp.................................................     3,406      180,586
     Bar Harbor Bankshares.......................................     2,733       71,823
     BB&T Corp...................................................   195,478   10,008,474
     BCB Bancorp, Inc............................................     1,059       14,000
*    Berkshire Hathaway, Inc., Class B...........................    10,796    2,339,601
     Berkshire Hills Bancorp, Inc................................    30,747      922,103
*    Blucora, Inc................................................    57,127    1,999,445
     BOK Financial Corp..........................................    23,100    2,012,934
*    Brighthouse Financial, Inc..................................    75,527    3,156,273
     Brookline Bancorp, Inc......................................    90,600    1,363,530
     Cadence BanCorp.............................................    52,543    1,195,353
*    Cannae Holdings, Inc........................................    15,438      396,293
     Capital City Bank Group, Inc................................    14,283      327,652
     Capital One Financial Corp..................................   372,872   34,613,708
     Capitol Federal Financial, Inc..............................   135,929    1,875,820
     Carolina Financial Corp.....................................     1,153       41,612
#    Cathay General Bancorp......................................    69,340    2,551,019
     CenterState Banks Corp......................................    32,264      796,276
     Century Bancorp, Inc., Class A..............................       295       27,043
     Chemical Financial Corp.....................................    41,900    1,840,667
     Chemung Financial Corp......................................       300       14,214
     Chubb, Ltd..................................................   159,855   23,210,946
     Cincinnati Financial Corp...................................    12,284    1,181,475
     CIT Group, Inc..............................................    64,603    3,441,402
     Citigroup, Inc.............................................. 1,870,326  132,232,048
#    Citizens Community Bancorp, Inc.............................    10,355      121,775
     CME Group, Inc..............................................    77,028   13,780,309
#    CNA Financial Corp..........................................    51,474    2,384,790
     CNO Financial Group, Inc....................................   301,264    4,985,919
     Codorus Valley Bancorp, Inc.................................       158        3,343
     Columbia Banking System, Inc................................    50,300    1,888,262
     Community Bankers Trust Corp................................     2,900       22,852
     Community Financial Corp. (The).............................       408       12,493
     Community Trust Bancorp, Inc................................    18,195      768,739
     Community West Bancshares...................................       400        4,076
     ConnectOne Bancorp, Inc.....................................     1,200       26,196
*    Consumer Portfolio Services, Inc............................    26,500       93,280
# *  Cowen, Inc..................................................     3,989       66,816
*    Customers Bancorp, Inc......................................     2,290       51,869
     Donegal Group, Inc., Class A................................    12,386      167,211
     E*TRADE Financial Corp......................................    86,881    4,401,391
     Eagle Bancorp Montana, Inc..................................       600       10,200

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CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
FINANCIALS -- (Continued)
    EMC Insurance Group, Inc....................................  23,450 $   752,980
    Employers Holdings, Inc.....................................  36,900   1,583,748
*   Enstar Group, Ltd...........................................   1,446     256,318
*   Equity Bancshares, Inc., Class A............................     593      15,572
    ESSA Bancorp, Inc...........................................   8,217     125,802
    Evans Bancorp, Inc..........................................   1,681      61,760
    Everest Re Group, Ltd.......................................  34,913   8,222,011
    FBL Financial Group, Inc., Class A..........................  24,660   1,540,510
    Federal Agricultural Mortgage Corp., Class A................     177      12,549
    Federal Agricultural Mortgage Corp., Class C................   9,500     726,560
    FedNat Holding Co...........................................  13,665     222,330
    Fidelity Southern Corp......................................   7,213     209,970
    Fifth Third Bancorp......................................... 202,049   5,823,052
    Financial Institutions, Inc.................................     296       8,140
    First American Financial Corp...............................  78,668   4,488,796
    First Bancorp...............................................  16,138     611,792
    First BanCorp............................................... 224,525   2,537,132
    First Busey Corp............................................   3,120      80,621
    First Business Financial Services, Inc......................     964      22,201
    First Citizens BancShares, Inc., Class A....................   8,627   3,867,053
    First Commonwealth Financial Corp...........................  31,647     430,716
    First Defiance Financial Corp...............................  21,760     642,138
    First Financial Bancorp..................................... 112,065   2,812,831
    First Financial Northwest, Inc..............................  25,371     424,457
    First Hawaiian, Inc.........................................  37,606   1,039,806
#   First Horizon National Corp................................. 181,335   2,736,345
    First Internet Bancorp......................................   5,329     116,652
    First Interstate BancSystem, Inc., Class A..................   2,348      99,226
    First Merchants Corp........................................  36,312   1,331,561
    First Midwest Bancorp, Inc..................................  77,318   1,660,017
    First United Corp...........................................   1,266      23,953
    Flagstar Bancorp, Inc.......................................   8,432     301,444
#   FNB Corp.................................................... 155,117   1,881,569
#   Franklin Financial Network, Inc.............................     400      11,060
    Fulton Financial Corp....................................... 126,880   2,188,680
*   Genworth Financial, Inc., Class A...........................  34,964     132,514
    Global Indemnity, Ltd.......................................   8,282     255,086
    Goldman Sachs Group, Inc. (The)............................. 209,155  43,069,198
    Great Southern Bancorp, Inc.................................   1,616      93,647
    Great Western Bancorp, Inc..................................  18,793     660,950
    Guaranty Federal Bancshares, Inc............................   1,684      38,260
*   Hallmark Financial Services, Inc............................  16,734     192,106
    Hancock Whitney Corp........................................  52,689   2,304,617
    Hanmi Financial Corp........................................   3,221      76,402
    Hanover Insurance Group, Inc. (The).........................  88,829  10,713,666
    Hartford Financial Services Group, Inc. (The)............... 245,844  12,860,100
    Heartland Financial USA, Inc................................     465      20,879
    Hilltop Holdings, Inc.......................................  26,171     550,376
*   HMN Financial, Inc..........................................   3,456      76,550
    Home Bancorp, Inc...........................................     719      26,344
#   Home BancShares, Inc........................................  41,547     797,287
*   HomeStreet, Inc.............................................   2,200      61,908
    Hope Bancorp, Inc...........................................  27,131     381,462
    HopFed Bancorp, Inc.........................................   6,781     132,501
    Horace Mann Educators Corp..................................  58,206   2,245,587
    Huntington Bancshares, Inc..................................  70,847     986,190
    IBERIABANK Corp.............................................  38,909   3,093,265
    Independent Bank Corp.......................................     339      27,198
    Independent Bank Group, Inc.................................  40,199   2,291,343

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CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
FINANCIALS -- (Continued)
     International Bancshares Corp...............................    13,359 $    553,998
     Invesco, Ltd................................................   257,558    5,658,549
     Investors Bancorp, Inc......................................    80,911      950,704
     Investors Title Co..........................................     1,069      180,575
#    Janus Henderson Group P.L.C.................................   117,221    2,938,730
     Jefferies Financial Group, Inc..............................   125,465    2,580,815
     JPMorgan Chase & Co......................................... 2,307,658  267,803,711
     Kemper Corp.................................................    59,119    5,313,616
     KeyCorp.....................................................   526,210    9,234,985
     Lakeland Bancorp, Inc.......................................    10,040      166,262
     Landmark Bancorp, Inc.......................................     2,509       62,173
     Legg Mason, Inc.............................................    43,400    1,451,730
     Lincoln National Corp.......................................   134,595    8,980,178
     Loews Corp..................................................   243,798   12,504,399
     Mackinac Financial Corp.....................................     6,893      108,151
     Marlin Business Services Corp...............................    13,787      300,419
# *  MBIA, Inc...................................................    82,267      795,522
     MBT Financial Corp..........................................     9,396       94,336
     Mercantile Bank Corp........................................     4,422      149,464
     Meridian Bancorp, Inc.......................................     1,000       17,220
*    Meridian Corp...............................................       511        9,040
     MetLife, Inc................................................   949,912   43,819,441
*    MGIC Investment Corp........................................   269,567    3,946,461
     Middlefield Banc Corp.......................................       226        9,164
     MidWestOne Financial Group, Inc.............................       346        9,750
     Morgan Stanley.............................................. 1,036,923   50,031,535
     MutualFirst Financial, Inc..................................     2,300       68,747
     MVB Financial Corp..........................................       118        1,958
     National Western Life Group, Inc., Class A..................       900      240,048
     Navient Corp................................................    40,506      547,236
     Navigators Group, Inc. (The)................................     9,617      672,613
     Nelnet, Inc., Class A.......................................    16,900      981,045
#    New York Community Bancorp, Inc.............................   202,535    2,355,482
>>   NewStar Financial, Inc......................................    41,166        4,005
     Northfield Bancorp, Inc.....................................     2,300       34,500
     Northrim BanCorp, Inc.......................................     5,734      203,500
     OceanFirst Financial Corp...................................     5,000      125,900
     OFG Bancorp.................................................    33,091      667,776
     Old National Bancorp........................................   104,940    1,792,375
     Old Republic International Corp.............................   202,667    4,531,634
     OneMain Holdings, Inc.......................................    35,824    1,216,941
     Oppenheimer Holdings, Inc., Class A.........................     3,097       81,296
*    Pacific Mercantile Bancorp..................................     1,600       12,528
     Pacific Premier Bancorp, Inc................................     3,466      100,757
#    PacWest Bancorp.............................................    86,481    3,420,324
     Peoples Bancorp of North Carolina, Inc......................       275        7,692
     Peoples Bancorp, Inc........................................    15,923      520,364
#    People's United Financial, Inc..............................   271,525    4,694,667
#    Pinnacle Financial Partners, Inc............................    27,914    1,620,966
     PNC Financial Services Group, Inc. (The)....................   217,040   29,719,287
     Popular, Inc................................................    74,736    4,313,015
# *  PRA Group, Inc..............................................     6,771      190,401
     Premier Financial Bancorp, Inc..............................     9,004      149,286
     Principal Financial Group, Inc..............................   218,754   12,503,979
     ProAssurance Corp...........................................     7,584      284,628
#    Prosperity Bancshares, Inc..................................    24,794    1,825,830
     Protective Insurance Corp., Class A.........................       300        5,127
     Protective Insurance Corp., Class B.........................     5,098       82,843
     Provident Financial Holdings, Inc...........................       544       11,016

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CONTINUED

                                                                  SHARES      VALUE+
                                                                 --------- ------------
FINANCIALS -- (Continued)
    Provident Financial Services, Inc...........................    71,759 $  1,903,049
    Prudential Bancorp, Inc.....................................     1,222       21,336
    Prudential Financial, Inc...................................   497,625   52,603,939
    Radian Group, Inc...........................................   166,814    3,906,784
    Regions Financial Corp...................................... 1,302,555   20,228,679
    Reinsurance Group of America, Inc...........................   153,566   23,266,785
    RenaissanceRe Holdings, Ltd.................................    28,067    4,360,489
    Renasant Corp...............................................    43,702    1,584,635
    Riverview Bancorp, Inc......................................     1,682       12,480
    Safety Insurance Group, Inc.................................    26,197    2,434,225
    Salisbury Bancorp, Inc......................................       300       11,658
    Sandy Spring Bancorp, Inc...................................     9,725      339,305
    Santander Consumer USA Holdings, Inc........................    44,613      952,488
    SB Financial Group, Inc.....................................     1,128       20,642
*   Select Bancorp, Inc.........................................     1,500       18,420
#   Selective Insurance Group, Inc..............................    45,200    3,223,212
    Severn Bancorp, Inc.........................................     1,399       12,955
    SI Financial Group, Inc.....................................     5,661       81,066
    Signature Bank..............................................    16,713    2,207,286
    Simmons First National Corp., Class A.......................    30,801      782,037
    South State Corp............................................    12,602      953,467
    Southern National Bancorp of Virginia, Inc..................       193        2,880
#   State Auto Financial Corp...................................    15,100      507,813
    Sterling Bancorp............................................   146,531    3,138,694
    Stewart Information Services Corp...........................    12,271      521,640
    Stifel Financial Corp.......................................    64,900    3,872,583
    SunTrust Banks, Inc.........................................   255,532   16,732,235
    Synchrony Financial.........................................   544,549   18,879,514
    Synovus Financial Corp......................................   143,545    5,291,069
    TCF Financial Corp..........................................    13,100      289,903
    Territorial Bancorp, Inc....................................       823       23,826
*   Texas Capital Bancshares, Inc...............................    22,592    1,462,380
    Timberland Bancorp, Inc.....................................     2,500       78,000
    Tiptree, Inc................................................    37,071      211,305
    Towne Bank..................................................     4,757      124,063
    Travelers Cos., Inc. (The)..................................   160,554   23,079,637
    TriCo Bancshares............................................       854       34,083
#   Trustmark Corp..............................................    68,702    2,470,524
    Two River Bancorp...........................................       700       10,661
    UMB Financial Corp..........................................     6,961      486,295
    Umpqua Holdings Corp........................................   123,467    2,143,387
    Union Bankshares Corp.......................................    80,146    2,925,329
#   United Bankshares, Inc......................................    31,427    1,233,195
#   United Community Banks, Inc.................................     7,372      207,006
    United Financial Bancorp, Inc...............................     9,993      131,808
#   United Fire Group, Inc......................................    24,429    1,065,349
    Unity Bancorp, Inc..........................................     3,592       77,587
    Univest Financial Corp......................................     2,256       56,896
    Unum Group..................................................   517,445   19,104,069
#   Valley National Bancorp.....................................   158,654    1,662,694
    Voya Financial, Inc.........................................    75,644    4,152,099
    Washington Federal, Inc.....................................    97,887    3,243,975
    Waterstone Financial, Inc...................................     1,426       23,615
    Wells Fargo & Co............................................ 2,670,867  129,296,671
    WesBanco, Inc...............................................    34,796    1,402,975
    Western New England Bancorp, Inc............................    13,698      132,323
    White Mountains Insurance Group, Ltd........................     1,572    1,476,171
    Wintrust Financial Corp.....................................    46,681    3,557,092
    WSFS Financial Corp.........................................     7,013      302,821

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES       VALUE+
                                                                  --------- --------------
FINANCIALS -- (Continued)
#    Zions Bancorp NA............................................   111,484 $    5,499,506
                                                                            --------------
TOTAL FINANCIALS.................................................            1,578,496,595
                                                                            --------------
HEALTH CARE -- (12.8%)
     Abbott Laboratories.........................................   915,297     72,821,029
# *  Acadia Healthcare Co., Inc..................................   100,556      3,219,803
*    Acorda Therapeutics, Inc....................................     6,700         70,015
*    Addus HomeCare Corp.........................................     2,044        138,788
     Allergan P.L.C..............................................   107,990     15,874,530
*    Allscripts Healthcare Solutions, Inc........................   195,584      1,930,414
*    AMN Healthcare Services, Inc................................     3,400        177,004
*    AngioDynamics, Inc..........................................    14,354        294,831
# *  Anika Therapeutics, Inc.....................................    14,671        467,271
     Anthem, Inc.................................................   504,640    132,735,459
# *  Avanos Medical, Inc.........................................    32,638      1,369,164
     Becton Dickinson and Co.....................................       300         72,222
*    Bio-Rad Laboratories, Inc., Class A.........................    10,603      3,190,761
# *  Bluebird Bio, Inc...........................................     7,100      1,006,993
*    Brookdale Senior Living, Inc................................   208,725      1,289,921
*    Cambrex Corp................................................     2,300         98,946
*    Catalent, Inc...............................................    59,241      2,655,182
*    Centene Corp................................................    40,272      2,076,424
*    Cigna Corp..................................................   256,808     40,791,383
# *  Concert Pharmaceuticals, Inc................................     5,383         55,337
     CONMED Corp.................................................    43,239      3,460,417
     Cooper Cos., Inc. (The).....................................    13,956      4,046,124
*    Cross Country Healthcare, Inc...............................    33,795        238,255
*    CryoLife, Inc...............................................    17,502        536,611
# *  Cumberland Pharmaceuticals, Inc.............................    23,319        130,586
     CVS Health Corp............................................. 1,510,745     82,154,313
     Danaher Corp................................................   405,225     53,667,999
*    DaVita, Inc.................................................    73,290      4,048,540
     DENTSPLY SIRONA, Inc........................................    73,992      3,783,211
     Digirad Corp................................................    26,711         19,291
# *  Diplomat Pharmacy, Inc......................................    34,200        190,836
*    Emergent BioSolutions, Inc..................................    32,483      1,678,721
# *  Endo International P.L.C....................................    14,700        110,250
# *  Enzo Biochem, Inc...........................................     6,287         21,816
*    FONAR Corp..................................................     1,460         28,966
*    Harvard Bioscience, Inc.....................................    16,180         62,617
*    HMS Holdings Corp...........................................     6,400        194,752
     Humana, Inc.................................................   198,071     50,589,314
*    Integer Holdings Corp.......................................    41,672      2,879,119
# *  Integra LifeSciences Holdings Corp..........................    15,398        803,622
# *  IntriCon Corp...............................................     2,835         66,254
#    Invacare Corp...............................................     7,330         54,242
*    Jazz Pharmaceuticals P.L.C..................................    47,244      6,130,854
     Kewaunee Scientific Corp....................................     1,631         36,926
*    Laboratory Corp. of America Holdings........................     8,149      1,303,188
*    LHC Group, Inc..............................................    30,318      3,368,633
*    LivaNova P.L.C..............................................    11,849        816,278
     Luminex Corp................................................     1,400         31,934
*    Magellan Health, Inc........................................    18,699      1,308,930
# *  Mallinckrodt P.L.C..........................................    95,700      1,479,522
     McKesson Corp...............................................    70,069      8,355,728
*    MEDNAX, Inc.................................................    81,102      2,268,423
# *  Medpace Holdings, Inc.......................................       800         44,936
     Medtronic P.L.C.............................................   814,175     72,306,882
*    Merit Medical Systems, Inc..................................    37,630      2,114,053

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
HEALTH CARE -- (Continued)
*    Molina Healthcare, Inc......................................    18,941 $  2,455,322
*    Mylan NV....................................................    28,680      774,073
# *  Myriad Genetics, Inc........................................    79,816    2,512,608
     National HealthCare Corp....................................     6,880      518,958
*    Natus Medical, Inc..........................................    16,198      433,458
*    Nektar Therapeutics.........................................    71,298    2,282,962
*    NuVasive, Inc...............................................     4,355      263,913
*    Nuvectra Corp...............................................    10,668      100,706
*    Omnicell, Inc...............................................    35,405    2,845,146
#    Patterson Cos., Inc.........................................     9,386      204,990
#    PerkinElmer, Inc............................................    76,500    7,331,760
#    Perrigo Co. P.L.C...........................................    52,470    2,514,362
     Pfizer, Inc................................................. 3,696,959  150,133,505
# *  Premier, Inc., Class A......................................    22,964      763,094
# *  Prestige Consumer Healthcare, Inc...........................   111,489    3,280,006
*    Providence Service Corp. (The)..............................    10,198      676,433
     Quest Diagnostics, Inc......................................    10,366      999,075
*    RTI Surgical Holdings, Inc..................................    65,316      353,360
*    Select Medical Holdings Corp................................   124,004    1,781,938
*    STERIS P.L.C................................................       200       26,196
*    Surmodics, Inc..............................................     5,593      242,960
# *  Syneos Health, Inc..........................................    45,089    2,116,027
     Taro Pharmaceutical Industries, Ltd.........................     3,078      330,608
     Teleflex, Inc...............................................    23,829    6,819,383
     Thermo Fisher Scientific, Inc...............................   435,609  120,859,717
*    Triple-S Management Corp., Class B..........................    20,684      469,940
*    United Therapeutics Corp....................................    28,639    2,937,502
     UnitedHealth Group, Inc.....................................    89,716   20,910,108
*    Varex Imaging Corp..........................................     8,098      265,938
*    WellCare Health Plans, Inc..................................    18,375    4,747,181
     Zimmer Biomet Holdings, Inc.................................     9,322    1,148,098
                                                                            ------------
TOTAL HEALTH CARE................................................            929,766,947
                                                                            ------------
INDUSTRIALS -- (12.6%)
     AAR Corp....................................................    34,206    1,155,137
     ABM Industries, Inc.........................................    68,700    2,608,539
     Acme United Corp............................................     1,030       21,290
     Acuity Brands, Inc..........................................    38,626    5,652,143
*    Advanced Disposal Services, Inc.............................     9,007      291,286
*    AECOM.......................................................   103,979    3,524,888
*    Aegion Corp.................................................    38,330      763,150
# *  Aerovironment, Inc..........................................    35,065    2,404,056
     AGCO Corp...................................................    73,273    5,186,263
     Air Lease Corp..............................................    68,285    2,633,070
*    Air Transport Services Group, Inc...........................    28,808      677,852
     Alamo Group, Inc............................................    22,751    2,357,914
     Alaska Air Group, Inc.......................................   111,562    6,905,688
     Albany International Corp., Class A.........................    20,551    1,520,157
     Allegiant Travel Co.........................................     4,497      660,519
     Altra Industrial Motion Corp................................     7,900      296,171
     AMERCO......................................................    29,431   10,982,766
*    Ameresco, Inc., Class A.....................................       981       14,774
# *  American Woodmark Corp......................................    16,604    1,493,198
     Apogee Enterprises, Inc.....................................    36,374    1,465,872
     Applied Industrial Technologies, Inc........................     9,258      554,925
*    ARC Document Solutions, Inc.................................    20,800       49,504
#    ArcBest Corp................................................    12,135      370,846
     Arconic, Inc................................................   257,834    5,538,274
     Arcosa, Inc.................................................    61,271    1,907,366

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES     VALUE+
                                                                  --------- -----------
INDUSTRIALS -- (Continued)
     Argan, Inc..................................................    16,121 $   770,906
*    Armstrong Flooring, Inc.....................................    22,983     333,024
*    ASGN, Inc...................................................    54,618   3,443,119
     Astec Industries, Inc.......................................    22,925     772,802
# *  Atlas Air Worldwide Holdings, Inc...........................    29,094   1,404,949
     AZZ, Inc....................................................    18,300     869,067
     Barnes Group, Inc...........................................    49,500   2,753,190
# *  Beacon Roofing Supply, Inc..................................    31,699   1,193,784
*    BMC Stock Holdings, Inc.....................................     3,700      76,146
     Brady Corp., Class A........................................    38,500   1,878,415
     Briggs & Stratton Corp......................................    48,233     588,443
*    Builders FirstSource, Inc...................................    28,442     391,931
*    CAI International, Inc......................................    17,082     424,146
     Carlisle Cos., Inc..........................................    46,423   6,565,141
*    Casella Waste Systems, Inc., Class A........................     5,201     194,101
*    CBIZ, Inc...................................................    39,049     754,036
# *  CECO Environmental Corp.....................................     3,773      29,278
# *  Chart Industries, Inc.......................................    19,320   1,705,376
     Chicago Rivet & Machine Co..................................       700      19,950
# *  CIRCOR International, Inc...................................     9,719     327,725
*    Clean Harbors, Inc..........................................    37,124   2,821,424
# *  Colfax Corp.................................................     5,146     155,255
     Columbus McKinnon Corp......................................    17,542     690,453
     Comfort Systems USA, Inc....................................    44,560   2,410,696
*    Commercial Vehicle Group, Inc...............................    31,533     281,274
     CompX International, Inc....................................       500       7,785
     Copa Holdings SA, Class A...................................    33,488   2,788,211
*    Covenant Transportation Group, Inc., Class A................     7,080     138,272
     CRA International, Inc......................................     7,613     396,485
     Crane Co....................................................    30,510   2,594,876
*    CSW Industrials, Inc........................................       300      17,985
     CSX Corp.................................................... 1,055,544  84,052,969
#    Cubic Corp..................................................    31,381   1,781,813
     Curtiss-Wright Corp.........................................    46,353   5,281,461
     Delta Air Lines, Inc........................................   433,135  25,247,439
     Deluxe Corp.................................................    14,427     645,175
     Douglas Dynamics, Inc.......................................    30,234   1,141,636
*    Ducommun, Inc...............................................    12,645     513,134
*    DXP Enterprises, Inc........................................       702      30,109
*    Dycom Industries, Inc.......................................     7,110     352,585
     Eastern Co. (The)...........................................    10,193     292,131
     Eaton Corp. P.L.C...........................................   265,270  21,969,661
# *  Echo Global Logistics, Inc..................................    23,380     536,337
     EMCOR Group, Inc............................................    60,471   5,088,030
     Encore Wire Corp............................................    19,966   1,183,784
     EnerSys.....................................................    44,739   3,095,491
#    Ennis, Inc..................................................    30,835     622,250
     EnPro Industries, Inc.......................................     8,338     619,680
     ESCO Technologies, Inc......................................    29,848   2,238,600
     Espey Manufacturing & Electronics Corp......................     1,671      41,679
     Federal Signal Corp.........................................    71,923   2,069,225
     FedEx Corp..................................................   127,314  24,120,910
     Flowserve Corp..............................................    52,147   2,556,767
     Fluor Corp..................................................   127,801   5,077,534
     Fortune Brands Home & Security, Inc.........................   124,852   6,589,689
     Forward Air Corp............................................     2,900     183,628
*    Franklin Covey Co...........................................     3,046      86,841
     Franklin Electric Co., Inc..................................    19,958     975,148
# *  FreightCar America, Inc.....................................     4,692      32,469

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES     VALUE+
                                                                  --------- -----------
INDUSTRIALS -- (Continued)
*    FTI Consulting, Inc.........................................    43,936 $ 3,733,681
*    Gardner Denver Holdings, Inc................................    65,747   2,218,961
#    GATX Corp...................................................    65,445   5,047,773
*    Gencor Industries, Inc......................................    13,149     158,708
     General Electric Co......................................... 1,864,734  18,964,345
# *  Genesee & Wyoming, Inc., Class A............................    31,608   2,802,049
# *  Gibraltar Industries, Inc...................................    34,903   1,384,602
# *  Goldfield Corp. (The).......................................     4,304      10,071
     Gorman-Rupp Co. (The).......................................    22,062     734,665
*    GP Strategies Corp..........................................    18,583     236,562
     Granite Construction, Inc...................................    43,417   1,948,989
*    Great Lakes Dredge & Dock Corp..............................    69,820     714,259
#    Greenbrier Cos., Inc. (The).................................    22,451     797,684
     Griffon Corp................................................    40,152     787,782
#    Hawaiian Holdings, Inc......................................    30,922     872,310
     Heartland Express, Inc......................................     4,300      84,624
     Heidrick & Struggles International, Inc.....................    18,634     666,725
*    Herc Holdings, Inc..........................................     1,679      80,861
*    Heritage-Crystal Clean, Inc.................................     7,165     205,850
     Herman Miller, Inc..........................................    22,986     892,317
# *  Hertz Global Holdings, Inc..................................    55,682   1,012,299
*    Hub Group, Inc., Class A....................................     1,027      42,692
     Hubbell, Inc................................................    17,724   2,261,582
     Hurco Cos., Inc.............................................     7,910     311,100
*    Huron Consulting Group, Inc.................................    25,901   1,251,795
     Hyster-Yale Materials Handling, Inc.........................    12,246     815,829
     ICF International, Inc......................................    31,660   2,465,364
     Ingersoll-Rand P.L.C........................................   213,109  26,129,294
*    InnerWorkings, Inc..........................................    66,086     223,371
     Insteel Industries, Inc.....................................    17,578     368,083
     Interface, Inc..............................................     1,000      16,040
     ITT, Inc....................................................    61,900   3,748,045
# *  JELD-WEN Holding, Inc.......................................     1,631      32,212
*    JetBlue Airways Corp........................................   324,893   6,026,765
     Johnson Controls International P.L.C........................   151,178   5,669,175
     Kadant, Inc.................................................    12,486   1,224,752
     Kaman Corp..................................................    19,988   1,237,457
     KAR Auction Services, Inc...................................    18,100   1,022,288
     Kennametal, Inc.............................................    45,944   1,869,921
# *  KeyW Holding Corp. (The)....................................     1,900      21,546
     Kimball International, Inc., Class B........................    35,232     551,733
# *  Kirby Corp..................................................    41,400   3,383,208
#    Knight-Swift Transportation Holdings, Inc...................    75,682   2,523,995
     Knoll, Inc..................................................     4,200      91,728
     Korn Ferry..................................................    61,810   2,906,306
# *  Kratos Defense & Security Solutions, Inc....................     2,711      43,051
     L3 Technologies, Inc........................................   100,470  21,960,733
*    Lawson Products, Inc........................................     8,847     290,535
*    LB Foster Co., Class A......................................     6,682     143,596
#    LSC Communications, Inc.....................................     5,700      39,843
     LSI Industries, Inc.........................................    15,841      53,859
*    Lydall, Inc.................................................    15,105     371,734
#    Macquarie Infrastructure Corp...............................    15,762     638,519
     ManpowerGroup, Inc..........................................    55,042   5,286,234
     Marten Transport, Ltd.......................................    79,636   1,575,200
*    Masonite International Corp.................................    25,806   1,328,751
# *  MasTec, Inc.................................................    63,539   3,218,250
     Matson, Inc.................................................    62,316   2,468,337
     Matthews International Corp., Class A.......................    23,287     932,877

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
INDUSTRIALS -- (Continued)
     McGrath RentCorp............................................  17,552 $  1,088,224
*    Mercury Systems, Inc........................................   2,055      150,056
*    Milacron Holdings Corp......................................  37,800      552,258
     Miller Industries, Inc......................................  20,099      664,875
*    Mistras Group, Inc..........................................  13,780      188,924
     Mobile Mini, Inc............................................  54,461    1,961,685
     Moog, Inc., Class A.........................................  35,839    3,355,964
*    MRC Global, Inc.............................................  97,164    1,683,852
     MSC Industrial Direct Co., Inc., Class A....................  19,497    1,630,924
     Mueller Industries, Inc.....................................  62,512    1,823,475
     Mueller Water Products, Inc., Class A.......................  51,307      550,524
     Multi-Color Corp............................................   8,908      444,509
*    MYR Group, Inc..............................................  19,582      707,889
#    National Presto Industries, Inc.............................   5,471      582,662
     Navigant Consulting, Inc....................................  12,297      280,741
     Nielsen Holdings P.L.C......................................  91,660    2,340,080
*    NL Industries, Inc..........................................     100          355
#    NN, Inc.....................................................  18,396      166,300
     Norfolk Southern Corp....................................... 545,229  111,237,621
*    Northwest Pipe Co...........................................   5,286      126,705
*    NOW, Inc....................................................   6,649       97,208
     nVent Electric P.L.C........................................ 121,834    3,405,260
     Oshkosh Corp................................................  75,138    6,205,647
     Owens Corning............................................... 149,300    7,654,611
     PACCAR, Inc.................................................  68,144    4,883,880
*    PAM Transportation Services, Inc............................   6,449      322,579
     Park-Ohio Holdings Corp.....................................   2,542       93,113
     Pentair P.L.C...............................................  77,072    3,005,037
*    Perma-Pipe International Holdings, Inc......................   8,900       79,744
*    PGT Innovations, Inc........................................   9,700      142,202
     Powell Industries, Inc......................................   5,719      167,281
     Primoris Services Corp......................................  34,000      745,280
#    Quad/Graphics, Inc..........................................   6,491       79,255
     Quanex Building Products Corp...............................  30,731      513,822
     Quanta Services, Inc........................................ 168,307    6,833,264
*    Radiant Logistics, Inc......................................  42,044      274,968
     Raytheon Co.................................................   6,649    1,180,796
*    RBC Bearings, Inc...........................................   1,191      163,822
# *  RCM Technologies, Inc.......................................  15,245       60,828
     Regal Beloit Corp...........................................  21,999    1,871,675
     Republic Services, Inc...................................... 429,755   35,592,309
*    Resideo Technologies, Inc...................................  13,214      299,958
     Resources Connection, Inc...................................  28,155      452,169
*    Rexnord Corp................................................  66,378    1,898,411
     Rush Enterprises, Inc., Class A.............................  33,503    1,420,862
     Rush Enterprises, Inc., Class B.............................  18,522      777,924
     Ryder System, Inc...........................................  89,844    5,660,172
*    Saia, Inc...................................................  29,325    1,888,237
     Schneider National, Inc., Class B...........................   7,900      165,110
# *  Sensata Technologies Holding P.L.C.......................... 134,502    6,717,030
*    SIFCO Industries, Inc.......................................   4,527       13,219
     Simpson Manufacturing Co., Inc..............................  43,300    2,757,344
     SkyWest, Inc................................................  55,106    3,393,979
#    Snap-on, Inc................................................  42,568    7,163,343
     Southwest Airlines Co....................................... 531,263   28,810,392
     Spartan Motors, Inc.........................................  16,820      156,426
*    Spirit Airlines, Inc........................................  61,789    3,360,086
*    SPX FLOW, Inc...............................................  20,567      739,178
     Standex International Corp..................................  22,341    1,476,070

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
INDUSTRIALS -- (Continued)
     Stanley Black & Decker, Inc................................. 129,900 $ 19,043,340
     Steelcase, Inc., Class A.................................... 100,669    1,740,567
# *  Stericycle, Inc.............................................  65,134    3,803,174
*    Sterling Construction Co., Inc..............................  29,900      405,444
# *  Team, Inc...................................................   6,674      112,791
     Terex Corp..................................................  79,192    2,639,469
     Tetra Tech, Inc.............................................  57,122    3,696,936
     Textron, Inc................................................   1,844       97,732
*    Thermon Group Holdings, Inc.................................   4,300      110,897
     Timken Co. (The)............................................  40,125    1,923,994
     Titan International, Inc....................................  34,400      238,392
*    Titan Machinery, Inc........................................   2,883       49,588
*    Transcat, Inc...............................................   7,700      177,485
*    TriMas Corp.................................................   7,200      222,696
#    Trinity Industries, Inc..................................... 120,734    2,603,025
     Triton International, Ltd...................................  27,753      914,461
#    Triumph Group, Inc..........................................   3,794       90,032
# *  Tutor Perini Corp...........................................  40,944      817,652
*    Twin Disc, Inc..............................................   6,900      130,686
*    Ultralife Corp..............................................   3,309       38,219
     UniFirst Corp...............................................  18,705    2,957,822
     Union Pacific Corp.......................................... 563,195   99,708,043
*    United Continental Holdings, Inc............................ 114,796   10,200,773
     United Technologies Corp.................................... 210,708   30,049,068
*    Univar, Inc.................................................  23,353      521,472
     Universal Forest Products, Inc..............................  95,400    3,525,030
*    USA Truck, Inc..............................................   7,482      106,544
     Valmont Industries, Inc.....................................  11,378    1,534,210
*    Vectrus, Inc................................................  10,469      424,518
*    Veritiv Corp................................................   9,937      277,143
     Viad Corp...................................................  23,193    1,421,963
     Virco Manufacturing Corp....................................  12,601       57,335
     VSE Corp....................................................   3,844      117,511
     Wabash National Corp........................................  23,800      358,904
#    Wabtec Corp.................................................  49,756    3,685,427
     Watts Water Technologies, Inc., Class A.....................  20,222    1,730,801
#    Werner Enterprises, Inc.....................................  51,539    1,726,557
*    Wesco Aircraft Holdings, Inc................................  16,656      140,577
*    WESCO International, Inc....................................  50,840    2,910,082
*    Willis Lease Finance Corp...................................   6,713      333,770
     Woodward, Inc...............................................  14,712    1,602,137
# *  XPO Logistics, Inc..........................................  99,105    6,747,068
                                                                          ------------
TOTAL INDUSTRIALS................................................          917,214,434
                                                                          ------------
INFORMATION TECHNOLOGY -- (12.0%)
*    ACI Worldwide, Inc..........................................  49,250    1,749,360
*    Advanced Energy Industries, Inc.............................   9,048      522,612
*    Agilysys, Inc...............................................  14,791      282,952
*    Alithya Group, Inc., Class A................................  11,334       36,269
     Alliance Data Systems Corp..................................   6,500    1,040,650
*    Alpha & Omega Semiconductor, Ltd............................  20,661      256,196
     Amdocs, Ltd.................................................  89,418    4,925,143
*    Amkor Technology, Inc.......................................   1,400       12,684
     Analog Devices, Inc.........................................  33,465    3,889,972
*    Anixter International, Inc..................................  17,801    1,119,149
*    Arrow Electronics, Inc...................................... 175,521   14,833,280
     AstroNova, Inc..............................................   6,285      157,251
# *  Avaya Holdings Corp.........................................   4,570       87,196
     Avnet, Inc.................................................. 139,400    6,776,234

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                   SHARES      VALUE+
                                                                  --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
     AVX Corp....................................................    72,760 $  1,186,716
*    Aware, Inc..................................................    14,326       47,419
*    Axcelis Technologies, Inc...................................     2,533       53,928
# *  AXT, Inc....................................................    24,921      142,050
     Bel Fuse, Inc., Class A.....................................     3,574       73,624
     Bel Fuse, Inc., Class B.....................................    11,381      269,730
#    Belden, Inc.................................................    11,711      650,546
     Benchmark Electronics, Inc..................................    62,063    1,677,563
     Brooks Automation, Inc......................................    50,847    1,907,271
     Cabot Microelectronics Corp.................................    11,686    1,475,357
*    CACI International, Inc., Class A...........................    27,304    5,322,642
*    CalAmp Corp.................................................     1,700       24,837
*    Calix, Inc..................................................     8,963       61,397
*    Cardtronics P.L.C., Class A.................................    13,293      475,358
*    CCUR Holdings, Inc..........................................    11,740       39,094
*    Ciena Corp..................................................   133,800    5,132,568
*    Cirrus Logic, Inc...........................................    66,501    3,164,118
     Cisco Systems, Inc.......................................... 4,221,011  236,165,565
# *  Coherent, Inc...............................................    16,254    2,405,755
     Cohu, Inc...................................................    35,808      531,033
*    CommScope Holding Co., Inc..................................   140,179    3,473,636
     Comtech Telecommunications Corp.............................    15,569      366,339
*    Conduent, Inc...............................................   152,408    1,955,395
*    CoreLogic, Inc..............................................    96,545    3,920,692
     Corning, Inc................................................   785,955   25,032,667
*    Cray, Inc...................................................     7,670      201,414
# *  Cree, Inc...................................................    77,800    5,141,802
     CSP, Inc....................................................     2,414       31,792
     CTS Corp....................................................    66,936    2,004,733
*    CyberOptics Corp............................................     3,281       58,205
     Cypress Semiconductor Corp..................................   271,878    4,670,864
     Daktronics, Inc.............................................    44,000      333,520
*    Dell Technologies, Class C..................................    24,705    1,665,364
*    Digi International, Inc.....................................    25,438      327,387
*    Diodes, Inc.................................................    46,270    1,685,153
     Dolby Laboratories, Inc., Class A...........................    26,154    1,691,902
*    DSP Group, Inc..............................................    46,713      667,529
     DXC Technology Co...........................................   228,936   15,050,253
*    EchoStar Corp., Class A.....................................    27,151    1,081,967
# *  Electronics for Imaging, Inc................................    58,110    2,161,111
*    EMCORE Corp.................................................       744        2,916
*    ePlus, Inc..................................................    17,490    1,649,132
*    Fabrinet....................................................    41,355    2,502,805
*    FARO Technologies, Inc......................................    20,000    1,125,000
     Fidelity National Information Services, Inc.................   198,899   23,058,361
*    Finisar Corp................................................    66,449    1,602,085
# *  First Solar, Inc............................................    32,183    1,980,220
*    Flex, Ltd...................................................   460,795    5,087,177
     FLIR Systems, Inc...........................................    78,882    4,176,013
*    FormFactor, Inc.............................................    83,395    1,580,335
*    Frequency Electronics, Inc..................................     7,390       89,049
*    GSI Technology, Inc.........................................     2,491       20,252
*    Harmonic, Inc...............................................    40,417      228,760
     Hewlett Packard Enterprise Co...............................   894,616   14,143,879
# *  II-VI, Inc..................................................    68,240    2,718,682
*    Insight Enterprises, Inc....................................    42,100    2,382,018
     Intel Corp.................................................. 4,943,498  252,316,138
     InterDigital, Inc...........................................    29,183    1,908,276
# *  Itron, Inc..................................................    25,301    1,357,652

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES    VALUE+
                                                                  ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
     Jabil, Inc.................................................. 156,633 $ 4,731,883
     Juniper Networks, Inc....................................... 212,100   5,890,017
     KBR, Inc....................................................  60,314   1,340,177
     KEMET Corp..................................................  54,623     976,113
*    Key Tronic Corp.............................................  17,623      97,808
*    Kimball Electronics, Inc....................................  23,443     354,693
*    Knowles Corp................................................  13,114     247,592
     Kulicke & Soffa Industries, Inc.............................  74,988   1,744,971
*    KVH Industries, Inc.........................................  13,696     134,221
*    Lattice Semiconductor Corp..................................  35,397     458,391
*    Limelight Networks, Inc.....................................  63,304     188,013
#    Littelfuse, Inc.............................................  16,707   3,358,942
# *  LiveRamp Holdings, Inc......................................  48,169   2,809,698
     LogMeIn, Inc................................................  28,536   2,351,366
# *  Lumentum Holdings, Inc......................................  51,495   3,191,145
     ManTech International Corp., Class A........................   2,048     126,955
     Marvell Technology Group, Ltd............................... 166,418   4,163,778
     Methode Electronics, Inc....................................  72,016   2,125,192
*    Micron Technology, Inc...................................... 842,584  35,439,083
*    MicroStrategy, Inc., Class A................................     900     134,730
     MKS Instruments, Inc........................................  62,405   5,679,479
     Monotype Imaging Holdings, Inc..............................   1,400      24,136
     MTS Systems Corp............................................  20,400   1,121,592
*    Nanometrics, Inc............................................   4,900     145,971
*    NETGEAR, Inc................................................  34,428   1,068,301
*    Netscout Systems, Inc.......................................  21,784     640,450
*    Nuance Communications, Inc.................................. 195,900   3,296,997
*    ON Semiconductor Corp....................................... 364,015   8,394,186
*    Optical Cable Corp..........................................  10,474      51,008
*    OSI Systems, Inc............................................  19,200   1,730,496
# *  PAR Technology Corp.........................................  10,048     238,238
     Park Electrochemical Corp...................................     830      13,653
     PC Connection, Inc..........................................  35,467   1,317,954
*    PCM, Inc....................................................  10,471     288,895
*    Perceptron, Inc.............................................   1,300       9,464
*    Perficient, Inc.............................................  28,300     833,152
     Perspecta, Inc.............................................. 114,468   2,641,921
*    Photronics, Inc.............................................  79,712     744,510
     Plantronics, Inc............................................   2,093     107,748
*    Plexus Corp.................................................  35,152   2,115,447
*    Qorvo, Inc..................................................  81,235   6,142,178
*    Rambus, Inc.................................................   9,315     106,750
*    Ribbon Communications, Inc..................................   6,622      35,494
     Richardson Electronics, Ltd.................................  15,464      90,464
*    Rogers Corp.................................................  16,943   2,838,291
*    Rudolph Technologies, Inc...................................  26,797     648,219
*    Sanmina Corp................................................  39,846   1,351,576
*    ScanSource, Inc.............................................  21,541     811,019
     Science Applications International Corp.....................  29,884   2,239,806
*    Silicon Laboratories, Inc...................................   4,106     442,052
     SS&C Technologies Holdings, Inc.............................  51,586   3,490,309
*    Sykes Enterprises, Inc......................................  21,292     590,853
# *  Synaptics, Inc..............................................  38,700   1,457,829
     SYNNEX Corp.................................................  55,899   6,030,384
     TE Connectivity, Ltd........................................ 197,255  18,867,441
*    Tech Data Corp..............................................  81,325   8,670,058
     TESSCO Technologies, Inc....................................   8,689     161,094
     TiVo Corp...................................................  19,000     178,030
# *  TTM Technologies, Inc.......................................  72,684     962,336

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
# *  Ultra Clean Holdings, Inc...................................  24,282 $    290,656
*    Veeco Instruments, Inc......................................  15,978      194,612
*    Verint Systems, Inc.........................................  44,826    2,707,042
# *  ViaSat, Inc.................................................  38,556    3,501,656
*    Viavi Solutions, Inc........................................  16,203      215,500
*    Virtusa Corp................................................  30,064    1,670,055
#    Vishay Intertechnology, Inc................................. 151,731    3,005,791
*    Vishay Precision Group, Inc.................................  16,480      624,098
     Western Digital Corp........................................ 215,907   11,037,166
     Xerox Corp.................................................. 219,074    7,308,309
     Xperi Corp..................................................  54,435    1,352,710
                                                                          ------------
TOTAL INFORMATION TECHNOLOGY.....................................          873,296,138
                                                                          ------------
MATERIALS -- (2.2%)
*    AdvanSix, Inc...............................................  19,500      589,485
#    Albemarle Corp..............................................  90,957    6,827,232
*    Alcoa Corp.................................................. 187,747    5,009,090
# *  Allegheny Technologies, Inc.................................  66,897    1,667,073
     Ashland Global Holdings, Inc................................ 112,560    9,064,457
#    Bemis Co., Inc..............................................  41,892    2,405,439
     Boise Cascade Co............................................  43,464    1,203,518
     Cabot Corp..................................................  52,535    2,384,038
     Carpenter Technology Corp...................................  52,999    2,632,460
# *  Century Aluminum Co.........................................  15,822      133,063
*    Clearwater Paper Corp.......................................  16,822      339,300
# *  Coeur Mining, Inc...........................................  13,910       50,215
#    Commercial Metals Co........................................  75,297    1,301,885
#    Compass Minerals International, Inc.........................   3,272      187,780
     Core Molding Technologies, Inc..............................  11,847       96,198
     Domtar Corp.................................................  46,407    2,269,302
*    Dow, Inc....................................................  16,162      916,870
     DowDuPont, Inc..............................................  48,488    1,864,364
     Eagle Materials, Inc........................................  29,539    2,685,390
     Element Solutions, Inc......................................  90,367      981,386
     Freeport-McMoRan, Inc.......................................  24,064      296,228
     Friedman Industries, Inc....................................   3,048       22,403
     FutureFuel Corp.............................................   6,104       89,668
     Gold Resource Corp..........................................   4,500       16,470
#    Graphic Packaging Holding Co................................ 226,842    3,148,567
     Greif, Inc., Class A........................................  21,053      832,015
     Greif, Inc., Class B........................................     400       19,460
     Hawkins, Inc................................................  10,809      398,960
     Haynes International, Inc...................................  10,047      324,619
     HB Fuller Co................................................  57,208    2,801,476
#    Hecla Mining Co............................................. 374,063      785,532
     Huntsman Corp............................................... 173,276    3,853,658
     Innophos Holdings, Inc......................................  22,786      733,481
     Innospec, Inc...............................................  16,733    1,419,293
     Kaiser Aluminum Corp........................................  27,181    2,674,610
*    Kraton Corp.................................................  18,082      593,451
#    Kronos Worldwide, Inc.......................................   2,217       30,151
     Louisiana-Pacific Corp...................................... 173,457    4,345,098
*    LSB Industries, Inc.........................................   1,758       10,284
#    Martin Marietta Materials, Inc..............................  23,633    5,244,163
     Materion Corp...............................................  18,497    1,073,381
     Mercer International, Inc...................................  21,725      307,626
     Minerals Technologies, Inc..................................  34,280    2,151,756
     Neenah, Inc.................................................   7,684      521,359
     Newmont Goldcorp Corp....................................... 141,468    4,393,996

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
MATERIALS -- (Continued)
     Northern Technologies International Corp....................   3,035 $     80,367
     Nucor Corp.................................................. 103,401    5,901,095
     Olin Corp................................................... 186,712    4,049,783
     Olympic Steel, Inc..........................................   9,986      161,973
     Owens-Illinois, Inc.........................................  27,200      537,472
     PH Glatfelter Co............................................  43,300      683,274
*    PQ Group Holdings, Inc......................................   2,829       44,726
#    Rayonier Advanced Materials, Inc............................   4,094       60,755
     Reliance Steel & Aluminum Co................................  93,801    8,625,940
#    Royal Gold, Inc.............................................  44,209    3,848,836
     Schnitzer Steel Industries, Inc., Class A...................     400        9,488
     Schweitzer-Mauduit International, Inc.......................  30,600    1,088,442
#    Sensient Technologies Corp..................................  38,101    2,671,642
     Silgan Holdings, Inc........................................   5,100      152,694
     Sonoco Products Co..........................................  74,973    4,727,797
     Steel Dynamics, Inc......................................... 209,601    6,640,160
     Stepan Co...................................................  22,152    2,049,946
# *  Summit Materials, Inc., Class A.............................  26,298      460,741
*    SunCoke Energy, Inc.........................................  62,210      535,628
     Synalloy Corp...............................................     949       16,750
# *  TimkenSteel Corp............................................  36,857      373,730
*    Trecora Resources...........................................  10,776      100,756
     Tredegar Corp...............................................  26,545      478,341
     Trinseo SA..................................................  33,242    1,494,228
*    Tronox Holdings P.L.C., Class A.............................  82,313    1,163,906
*    UFP Technologies, Inc.......................................     339       12,340
     United States Lime & Minerals, Inc..........................   2,500      202,300
#    United States Steel Corp.................................... 168,857    2,634,169
*    Universal Stainless & Alloy Products, Inc...................   6,269       90,211
# *  US Concrete, Inc............................................   1,500       70,695
#    Valvoline, Inc.............................................. 204,538    3,783,953
*    Verso Corp., Class A........................................   2,361       52,697
     Vulcan Materials Co.........................................  58,246    7,345,403
     Westlake Chemical Corp...................................... 158,152   11,031,102
     WestRock Co................................................. 128,973    4,949,984
     Worthington Industries, Inc.................................  47,589    1,909,747
                                                                          ------------
TOTAL MATERIALS..................................................          156,737,321
                                                                          ------------
REAL ESTATE -- (0.2%)
     Alexander & Baldwin, Inc....................................  55,273    1,305,549
     Griffin Industrial Realty, Inc..............................   1,500       54,765
# *  Howard Hughes Corp. (The)...................................  27,339    3,034,629
     Jones Lang LaSalle, Inc.....................................  39,632    6,125,918
#    Kennedy-Wilson Holdings, Inc................................  96,704    2,083,004
     Newmark Group, Inc., Class A................................  14,983      127,655
*    Rafael Holdings, Inc., Class B..............................     550        8,910
     RE/MAX Holdings, Inc., Class A..............................   3,800      164,654
# *  St Joe Co. (The)............................................  40,700      693,528
*    Stratus Properties, Inc.....................................   3,069       82,188
                                                                          ------------
TOTAL REAL ESTATE................................................           13,680,800
                                                                          ------------
UTILITIES -- (0.1%)
     MDU Resources Group, Inc.................................... 125,647    3,285,669
     New Jersey Resources Corp...................................  71,117    3,561,539
     NRG Energy, Inc.............................................  55,469    2,283,659

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                       SHARES       VALUE+
                                                                     ---------- --------------
UTILITIES -- (Continued)
#       Ormat Technologies, Inc.....................................     21,034 $    1,227,544
                                                                                --------------
TOTAL UTILITIES.....................................................                10,358,411
                                                                                --------------
TOTAL COMMON STOCKS.................................................             7,104,679,838
                                                                                --------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
# * >>  Parker Drilling Co. Warrents 09/16/24.......................        710              0
                                                                                --------------
TOTAL INVESTMENT SECURITIES.........................................             7,104,679,838
                                                                                --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)................................
        State Street Institutional U.S. Government Money Market
          Fund 2.370%............................................... 11,086,205     11,086,205
                                                                                --------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@ (S)   The DFA Short Term Investment Fund.......................... 14,329,949    165,811,845
                                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,155,453,522).............................................            $7,281,577,888
                                                                                ==============

P.L.C. Public Limited Company
SA     Special Assessment
+      See Note B to Financial Statements.
#      Total or Partial Securities on Loan.
*      Non-Income Producing Securities.
>> Securities that have generally been fair value factored. See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

Summary of the Series' investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              -------------- ------------ ------- --------------
Common Stocks
   Communication Services.................... $  892,862,097           --   --    $  892,862,097
   Consumer Discretionary....................    455,021,828 $        988   --       455,022,816
   Consumer Staples..........................    424,720,661           --   --       424,720,661
   Energy....................................    852,523,618           --   --       852,523,618
   Financials................................  1,578,492,590        4,005   --     1,578,496,595
   Health Care...............................    929,766,947           --   --       929,766,947
   Industrials...............................    917,214,434           --   --       917,214,434
   Information Technology....................    873,296,138           --   --       873,296,138
   Materials.................................    156,737,321           --   --       156,737,321
   Real Estate...............................     13,680,800           --   --        13,680,800
   Utilities.................................     10,358,411           --   --        10,358,411
Temporary Cash Investments...................     11,086,205           --   --        11,086,205
Securities Lending Collateral................             --  165,811,845   --       165,811,845
                                              -------------- ------------   --    --------------
TOTAL........................................ $7,115,761,050 $165,816,838   --    $7,281,577,888
                                              ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       VA U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES   VALUE+
                                                                 ------ -----------
COMMON STOCKS -- (92.2%)
COMMUNICATION SERVICES -- (3.3%)
    A.H. Belo Corp., Class A....................................  6,766 $    24,425
#   AMC Entertainment Holdings, Inc., Class A................... 13,141     199,218
    ATN International, Inc......................................  4,526     276,312
*   Ballantyne Strong, Inc......................................  3,604       7,136
    Beasley Broadcast Group, Inc., Class A......................  1,850       6,790
#*  Cars.com, Inc............................................... 16,027     333,522
*   Cincinnati Bell, Inc........................................    420       3,738
    Cinemark Holdings, Inc......................................  6,947     292,121
*   comScore, Inc...............................................  5,891      73,932
#   Consolidated Communications Holdings, Inc................... 12,809      66,094
*   DHI Group, Inc.............................................. 19,403      59,179
    Emerald Expositions Events, Inc.............................  4,827      67,819
#   Entercom Communications Corp., Class A...................... 26,456     182,017
    Entravision Communications Corp., Class A................... 24,076      69,098
    EW Scripps Co. (The), Class A............................... 18,731     426,880
#*  Frontier Communications Corp................................ 15,962      45,492
#   Gannett Co., Inc............................................ 27,965     260,913
*   GCI Liberty, Inc., Class A..................................     72       4,293
*   Gray Television, Inc........................................ 18,006     421,881
*   Harte-Hanks, Inc............................................  1,068       3,610
*   Hemisphere Media Group, Inc.................................  3,920      57,271
*   IMAX Corp...................................................  9,426     229,806
*   Iridium Communications, Inc................................. 20,074     551,232
    John Wiley & Sons, Inc., Class A............................  6,227     287,563
*   Liberty Latin America, Ltd., Class A........................ 10,147     212,377
*   Liberty Latin America, Ltd., Class C........................ 20,433     425,824
*   Liberty TripAdvisor Holdings, Inc., Class A................. 19,612     289,081
#   Lions Gate Entertainment Corp., Class A..................... 16,492     240,618
    Lions Gate Entertainment Corp., Class B..................... 21,802     296,507
*   Marchex, Inc., Class B......................................  9,439      45,024
    Marcus Corp. (The)..........................................  4,677     175,949
#*  Meet Group, Inc. (The)...................................... 25,341     140,896
#   Meredith Corp...............................................  9,874     582,566
#   New Media Investment Group, Inc............................. 14,664     156,758
    News Corp., Class A......................................... 78,638     976,684
    News Corp., Class B......................................... 33,508     418,515
    Nexstar Media Group, Inc., Class A.......................... 11,268   1,318,919
*   ORBCOMM, Inc................................................ 12,988      94,033
*   Reading International, Inc., Class A........................  5,626      85,853
    Saga Communications, Inc., Class A..........................  1,966      63,069
    Salem Media Group, Inc......................................  4,900      10,143
    Scholastic Corp.............................................  8,907     355,211
    Sinclair Broadcast Group, Inc., Class A.....................  8,719     399,243
    Spok Holdings, Inc..........................................  6,453      89,374
    TEGNA, Inc.................................................. 24,974     397,586
    Telephone & Data Systems, Inc............................... 23,909     762,219
    Townsquare Media, Inc., Class A.............................  1,365       7,712
    Tribune Media Co., Class A..................................  8,028     370,894
*   Tribune Publishing Co.......................................  1,809      19,465
*   United States Cellular Corp.................................  7,480     359,788
*   Yelp, Inc...................................................  5,441     217,966
                                                                        -----------
TOTAL COMMUNICATION SERVICES....................................         12,462,616
                                                                        -----------

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
CONSUMER DISCRETIONARY -- (12.1%)
*   1-800-Flowers.com, Inc., Class A............................ 10,868 $  231,380
    Aaron's, Inc................................................ 13,658    760,614
#   Abercrombie & Fitch Co., Class A............................ 26,345    787,452
    Acushnet Holdings Corp...................................... 17,640    444,704
#   Adient P.L.C................................................ 19,448    449,249
*   Adtalem Global Education, Inc............................... 18,076    891,508
*   American Axle & Manufacturing Holdings, Inc................. 38,062    561,414
    American Eagle Outfitters, Inc.............................. 37,041    880,835
*   American Outdoor Brands Corp................................ 13,278    130,788
*   American Public Education, Inc..............................  8,083    258,656
*   America's Car-Mart, Inc.....................................  3,510    347,666
    Aramark..................................................... 13,510    419,891
    Ark Restaurants Corp........................................    411      8,197
#*  Ascena Retail Group, Inc.................................... 52,471     62,440
#*  At Home Group, Inc..........................................  6,423    150,876
*   AutoNation, Inc............................................. 25,761  1,080,159
*   Barnes & Noble Education, Inc............................... 17,003     73,113
#   Barnes & Noble, Inc......................................... 22,503    113,190
    Bassett Furniture Industries, Inc...........................  2,400     42,624
    BBX Capital Corp............................................ 10,025     55,539
#   Bed Bath & Beyond, Inc...................................... 29,592    494,482
#   Big 5 Sporting Goods Corp...................................  7,076     18,610
#   Big Lots, Inc...............................................  3,692    137,195
*   Biglari Holdings, Inc., Class A.............................     30     22,110
*   Biglari Holdings, Inc., Class B.............................    525     73,148
#*  Boot Barn Holdings, Inc.....................................  6,193    178,296
    BorgWarner, Inc............................................. 25,826  1,078,752
    Bowl America, Inc., Class A.................................    120      1,825
#   Boyd Gaming Corp............................................  1,076     30,967
    Brunswick Corp..............................................  4,727    242,070
*   Build-A-Bear Workshop, Inc..................................  7,383     41,345
    Caleres, Inc................................................ 10,825    283,940
    Callaway Golf Co............................................ 23,049    404,740
    Capri Holdings, Ltd.........................................  6,101    268,932
*   Career Education Corp.......................................  7,743    140,535
    Carriage Services, Inc......................................  4,980     87,399
*   Carrols Restaurant Group, Inc...............................  7,410     72,692
    Cato Corp. (The), Class A...................................  6,385     96,797
*   Cavco Industries, Inc.......................................  1,774    221,342
*   Century Casinos, Inc........................................  6,224     56,638
#*  Century Communities, Inc....................................  7,525    191,361
    Chico's FAS, Inc............................................ 32,262    112,917
*   Chuy's Holdings, Inc........................................  3,600     71,604
    Citi Trends, Inc............................................  4,361     80,722
    Clarus Corp.................................................  2,603     34,932
#*  Conn's, Inc.................................................  5,784    149,632
*   Container Store Group, Inc. (The)...........................  5,454     47,123
    Cooper Tire & Rubber Co..................................... 12,773    381,402
*   Cooper-Standard Holdings, Inc...............................  3,664    185,655
    Core-Mark Holding Co., Inc..................................  6,854    249,143
    Crown Crafts, Inc...........................................  1,600      8,320
    CSS Industries, Inc.........................................  2,121     14,868
    Culp, Inc...................................................  2,793     57,312
    Dana, Inc...................................................  9,777    190,652
*   Deckers Outdoor Corp........................................  5,550    878,065
#*  Del Frisco's Restaurant Group, Inc..........................  8,976     60,139
*   Del Taco Restaurants, Inc................................... 13,090    131,555
*   Delta Apparel, Inc..........................................  2,240     53,917
#   Designer Brands, Inc........................................ 17,248    383,768

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Destination Maternity Corp..................................  3,659 $    8,343
#*  Destination XL Group, Inc...................................    363        766
#   Dick's Sporting Goods, Inc.................................. 17,159    634,883
#   Dillard's, Inc., Class A....................................  7,236    495,304
#   Dine Brands Global, Inc.....................................    792     70,219
*   Dixie Group, Inc. (The).....................................  3,300      2,644
    Dover Motorsports, Inc......................................  3,360      7,258
*   El Pollo Loco Holdings, Inc.................................  7,560     96,617
#*  Eldorado Resorts, Inc.......................................  2,261    111,626
    Escalade, Inc...............................................    794      9,560
    Ethan Allen Interiors, Inc..................................  7,093    156,755
#*  Express, Inc................................................ 26,099     96,044
    Extended Stay America, Inc.................................. 25,282    452,801
*   Fiesta Restaurant Group, Inc................................  5,726     72,491
    Flexsteel Industries, Inc...................................  1,834     39,724
    Foot Locker, Inc............................................ 17,232    985,843
#*  Fossil Group, Inc...........................................  8,842    115,565
#*  Francesca's Holdings Corp...................................  8,195      5,668
#*  Fred's, Inc., Class A....................................... 10,482     15,304
#*  FTD Cos., Inc...............................................  7,306      5,243
#*  Gaia, Inc...................................................  1,095     11,585
#   GameStop Corp., Class A..................................... 23,664    204,694
*   Genesco, Inc................................................  6,230    279,166
    Gentex Corp................................................. 35,442    816,229
*   Gentherm, Inc...............................................  6,280    266,021
*   G-III Apparel Group, Ltd.................................... 11,226    484,402
    Goodyear Tire & Rubber Co. (The)............................ 58,001  1,114,199
    Graham Holdings Co., Class B................................  1,254    932,261
*   Green Brick Partners, Inc...................................  6,573     58,763
    Group 1 Automotive, Inc.....................................  4,736    370,876
#   Guess?, Inc................................................. 23,477    478,226
#*  Habit Restaurants, Inc. (The), Class A......................  4,612     49,164
#   Harley-Davidson, Inc........................................  1,023     38,086
    Haverty Furniture Cos., Inc.................................  3,937     93,779
*   Helen of Troy, Ltd..........................................    571     82,224
#*  Hibbett Sports, Inc.........................................  6,411    132,708
    Hooker Furniture Corp.......................................  2,723     81,173
#*  Horizon Global Corp.........................................  2,583      7,181
*   Houghton Mifflin Harcourt Co................................ 24,377    173,808
#   International Game Technology P.L.C......................... 38,236    559,393
*   J Alexander's Holdings, Inc.................................  3,615     39,729
#   J. Jill, Inc................................................  3,554     19,938
#*  JAKKS Pacific, Inc..........................................    539        582
#*  JC Penney Co., Inc.......................................... 54,959     75,294
    Johnson Outdoors, Inc., Class A.............................  2,148    164,687
*   K12, Inc.................................................... 11,866    357,404
    KB Home..................................................... 22,037    570,979
#*  Kirkland's, Inc.............................................  5,543     32,593
*   Lakeland Industries, Inc....................................  3,668     46,547
#*  Lands' End, Inc.............................................    647     11,329
*   Laureate Education, Inc., Class A...........................  4,188     65,919
    La-Z-Boy, Inc............................................... 11,360    372,608
#   LCI Industries..............................................  1,082     95,054
#*  LGI Homes, Inc..............................................    451     31,259
*   Libbey, Inc.................................................  7,719     19,298
*   Liberty Expedia Holdings, Inc., Class A..................... 11,295    524,314
#   Liberty Tax, Inc............................................  1,820     16,380
    Lifetime Brands, Inc........................................  3,891     36,809
*   Lincoln Educational Services Corp...........................  5,134     15,607

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Liquidity Services, Inc.....................................   8,718 $   59,195
#   Lithia Motors, Inc., Class A................................   4,999    567,486
*   Luby's, Inc.................................................   7,944     11,519
*   M/I Homes, Inc..............................................   5,985    168,597
    Macy's, Inc.................................................  56,388  1,327,374
*   MarineMax, Inc..............................................   6,458    111,659
    Marriott Vacations Worldwide Corp...........................   9,074    958,487
    MDC Holdings, Inc...........................................  15,709    480,067
>>  Media General, Inc. Contingent Value Rights.................  11,816        463
*   Meritage Homes Corp.........................................   9,811    501,833
*   Modine Manufacturing Co.....................................  11,385    168,384
*   Monarch Casino & Resort, Inc................................     777     33,170
#   Monro, Inc..................................................   2,366    198,342
#*  Motorcar Parts of America, Inc..............................   5,453    112,659
    Movado Group, Inc...........................................   3,197    113,973
*   Murphy USA, Inc.............................................     553     47,265
*   Nautilus, Inc...............................................   5,216     27,906
#*  New Home Co., Inc. (The)....................................   4,689     21,616
#   Newell Brands, Inc..........................................  30,835    443,407
    Office Depot, Inc........................................... 122,111    293,066
    Oxford Industries, Inc......................................   1,847    153,412
#*  Papa Murphy's Holdings, Inc.................................   1,285      8,314
#*  Party City Holdco, Inc......................................  15,798    105,847
#   Penske Automotive Group, Inc................................  19,633    901,547
#*  Pier 1 Imports, Inc.........................................  26,162     23,726
*   Playa Hotels & Resorts NV...................................   8,830     70,640
#*  Potbelly Corp...............................................   5,499     48,941
    PulteGroup, Inc.............................................  52,316  1,645,861
    PVH Corp....................................................     477     61,528
*   Qurate Retail, Inc..........................................  44,462    758,077
    RCI Hospitality Holdings, Inc...............................   2,700     61,479
*   Red Lion Hotels Corp........................................   7,678     60,810
#*  Red Robin Gourmet Burgers, Inc..............................   3,969    127,127
*   Regis Corp..................................................  12,829    240,159
    Rocky Brands, Inc...........................................   1,900     48,469
#   RTW RetailWinds, Inc........................................   5,571     12,925
*   Rubicon Project, Inc. (The).................................  13,046     83,364
#*  Sequential Brands Group, Inc................................   4,756      4,421
*   Shiloh Industries, Inc......................................   9,263     52,984
#   Shoe Carnival, Inc..........................................   4,498    160,399
*   Shutterfly, Inc.............................................     584     25,597
#   Signet Jewelers, Ltd........................................  12,968    300,598
    Skyline Champion Corp.......................................   5,702    120,369
    Sonic Automotive, Inc., Class A.............................   6,081    123,019
    Speedway Motorsports, Inc...................................  11,672    214,181
#*  Stamps.com, Inc.............................................     245     21,021
    Standard Motor Products, Inc................................   5,448    272,237
*   Stoneridge, Inc.............................................   6,084    191,220
    Strattec Security Corp......................................   1,214     36,772
    Superior Group of Cos, Inc..................................   3,172     53,099
    Superior Industries International, Inc......................   6,190     30,641
*   Tandy Leather Factory, Inc..................................   2,694     15,948
*   Taylor Morrison Home Corp., Class A.........................  23,684    458,522
    Tenneco, Inc., Class A......................................  10,481    229,744
    Thor Industries, Inc........................................   5,821    383,429
    Tile Shop Holdings, Inc.....................................   7,107     34,540
    Tilly's, Inc., Class A......................................   3,737     43,947
    Toll Brothers, Inc..........................................  43,252  1,647,901
*   TopBuild Corp...............................................  10,058    716,431

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Tower International, Inc....................................   5,476 $   127,810
*   Trans World Entertainment Corp..............................   8,600       3,097
*   TravelCenters of America LLC................................   7,536      30,219
#*  TRI Pointe Group, Inc.......................................  48,892     638,041
#*  Tuesday Morning Corp........................................  11,651      26,215
*   Unifi, Inc..................................................   5,360     108,272
*   Universal Electronics, Inc..................................   2,709     103,077
*   Universal Technical Institute, Inc..........................   1,400       4,746
#*  Urban Outfitters, Inc.......................................  16,222     482,280
*   Vera Bradley, Inc...........................................  11,647     143,025
*   Vista Outdoor, Inc..........................................  12,419     107,176
*   Vitamin Shoppe, Inc.........................................  11,892      74,682
*   VOXX International Corp.....................................   9,507      41,451
    Weyco Group, Inc............................................   2,729      93,632
*   William Lyon Homes, Class A.................................   9,419     158,804
#   Winnebago Industries, Inc...................................   7,482     264,638
*   ZAGG, Inc...................................................   5,170      42,601
    Zovio, Inc..................................................   7,465      44,939
*   Zumiez, Inc.................................................   9,329     248,431
                                                                         -----------
TOTAL CONSUMER DISCRETIONARY....................................          45,036,973
                                                                         -----------
CONSUMER STAPLES -- (4.2%)
    Alico, Inc..................................................   1,067      29,641
    Andersons, Inc. (The).......................................   7,081     231,549
#   B&G Foods, Inc..............................................   4,873     126,698
    Bunge, Ltd..................................................  26,846   1,406,999
#   Cal-Maine Foods, Inc........................................   4,626     190,175
#   Casey's General Stores, Inc.................................   2,171     287,332
#*  Central Garden & Pet Co.....................................   2,954      79,699
*   Central Garden & Pet Co., Class A...........................   9,405     230,234
#*  Chefs' Warehouse, Inc. (The)................................   6,388     208,760
#   Coty, Inc., Class A......................................... 118,577   1,283,003
*   Craft Brew Alliance, Inc....................................   6,674      94,170
*   Darling Ingredients, Inc....................................  40,132     875,279
#   Dean Foods Co...............................................  25,483      43,321
#*  Edgewell Personal Care Co...................................  10,636     438,522
#*  elf Beauty Inc..............................................     877      11,217
*   Farmer Brothers Co..........................................   3,928      79,188
    Fresh Del Monte Produce, Inc................................  10,493     309,648
#*  Hostess Brands, Inc.........................................  22,933     307,302
#   Ingles Markets, Inc., Class A...............................   3,020      82,899
    Ingredion, Inc..............................................   9,528     902,778
    Inter Parfums, Inc..........................................   4,171     302,356
    John B. Sanfilippo & Son, Inc...............................   1,878     135,423
*   Landec Corp.................................................   6,851      72,004
    Limoneira Co................................................   1,653      37,755
    Mannatech, Inc..............................................     682      12,249
*   Natural Alternatives International, Inc.....................   1,808      23,522
*   Natural Grocers by Vitamin Cottage, Inc.....................   7,594      94,014
*   Nature's Sunshine Products, Inc.............................   2,068      18,612
    Ocean Bio-Chem, Inc.........................................   2,771       8,562
    Oil-Dri Corp. of America....................................     882      28,056
*   Performance Food Group Co...................................   7,872     322,358
*   Pilgrim's Pride Corp........................................  13,695     368,532
*   Post Holdings, Inc..........................................  13,291   1,498,959
    PriceSmart, Inc.............................................   2,335     139,656
#*  Pyxus International, Inc....................................   4,943     112,849
#*  Rite Aid Corp...............................................   1,012       9,269
#   Sanderson Farms, Inc........................................   7,420   1,125,095

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
CONSUMER STAPLES -- (Continued)
    Seaboard Corp...............................................    152 $   683,328
*   Seneca Foods Corp., Class A.................................  2,614      64,697
*   Smart & Final Stores, Inc................................... 14,136      92,308
    SpartanNash Co..............................................  7,655     123,781
#   Spectrum Brands Holdings, Inc...............................  5,652     347,994
#*  TreeHouse Foods, Inc........................................ 11,398     763,438
#*  United Natural Foods, Inc................................... 14,367     185,622
    Universal Corp..............................................  6,470     348,474
*   US Foods Holding Corp....................................... 36,863   1,347,343
#   Village Super Market, Inc., Class A.........................  3,265      95,926
#   Weis Markets, Inc...........................................  5,710     240,105
                                                                        -----------
TOTAL CONSUMER STAPLES..........................................         15,820,701
                                                                        -----------
ENERGY -- (7.7%)
    Adams Resources & Energy, Inc...............................    489      17,677
#*  Alta Mesa Resources, Inc., Class A..........................  3,496         769
#*  Antero Resources Corp....................................... 90,357     655,088
#*  Approach Resources, Inc.....................................  6,068       2,074
#   Arch Coal, Inc., Class A....................................  6,279     608,937
    Archrock, Inc............................................... 20,200     204,222
*   Ardmore Shipping Corp.......................................  5,890      41,112
*   Aspen Aerogels, Inc.........................................  2,398       9,808
*   Barnwell Industries, Inc....................................    480         639
*   Basic Energy Services, Inc..................................  6,569      16,554
#*  Bonanza Creek Energy, Inc...................................  4,995     120,230
#*  Bristow Group, Inc.......................................... 14,320       7,232
*   C&J Energy Services, Inc....................................  5,892      82,783
#*  Callon Petroleum Co......................................... 54,857     411,976
#*  CARBO Ceramics, Inc.........................................    827       2,249
#*  Carrizo Oil & Gas, Inc......................................  6,600      84,612
#*  Centennial Resource Development, Inc., Class A.............. 41,829     440,459
*   Chaparral Energy, Inc., Class A.............................  5,399      37,577
#*  Chesapeake Energy Corp...................................... 55,432     161,307
    Cimarex Energy Co...........................................  9,586     658,175
*   Clean Energy Fuels Corp..................................... 40,920     128,489
#*  Cloud Peak Energy, Inc...................................... 36,151       2,187
*   CNX Resources Corp.......................................... 61,383     549,992
*   CONSOL Energy, Inc..........................................  7,672     260,081
#*  Contango Oil & Gas Co....................................... 10,315      31,151
*   Dawson Geophysical Co.......................................  8,749      24,497
    Delek US Holdings, Inc...................................... 17,936     664,708
#*  Denbury Resources, Inc...................................... 65,691     146,491
    DHT Holdings, Inc........................................... 30,170     160,806
#*  Diamond Offshore Drilling, Inc.............................. 27,754     269,491
*   Dorian LPG, Ltd............................................. 14,226     114,093
#*  Dril-Quip, Inc.............................................. 10,838     472,103
*   Earthstone Energy, Inc., Class A............................  1,385       9,280
#   EnLink Midstream LLC........................................ 97,886   1,144,287
#   Ensco Rowan P.L.C., Class A................................. 52,085     727,627
#*  EP Energy Corp., Class A....................................  3,270         930
*   Era Group, Inc..............................................  6,933      66,834
*   Exterran Corp............................................... 10,215     145,257
#*  Extraction Oil & Gas, Inc................................... 20,075      94,353
*   Forum Energy Technologies, Inc.............................. 25,537     152,711
*   Frank's International NV.................................... 16,628      97,108
    GasLog, Ltd................................................. 10,916     170,617
*   Geospace Technologies Corp..................................  4,922      66,201
    Green Plains, Inc........................................... 11,208     194,683
*   Gulf Island Fabrication, Inc................................  6,655      57,233

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
ENERGY -- (Continued)
#*  Gulfport Energy Corp........................................ 44,379 $  290,682
*   Halcon Resources Corp....................................... 26,298     34,187
    Hallador Energy Co..........................................  9,690     50,000
*   Helix Energy Solutions Group, Inc........................... 54,731    427,996
    Helmerich & Payne, Inc...................................... 13,605    796,165
#*  HighPoint Resources Corp.................................... 36,033     98,730
    HollyFrontier Corp.......................................... 15,053    718,480
#*  Hornbeck Offshore Services, Inc.............................  5,318      6,913
*   Independence Contract Drilling, Inc.........................  5,149     14,572
*   International Seaways, Inc..................................  6,473    115,349
#*  Jagged Peak Energy, Inc.....................................  8,826     93,291
*   Keane Group, Inc............................................  9,468     99,319
*   KLX Energy Services Holdings, Inc...........................  6,884    193,096
#   Kosmos Energy, Ltd.......................................... 38,268    256,013
*   Laredo Petroleum, Inc....................................... 43,966    132,777
*   Lonestar Resources US, Inc., Class A........................  1,924      7,658
#   Mammoth Energy Services, Inc................................  2,793     43,543
#*  Matador Resources Co........................................ 16,466    324,216
*   Matrix Service Co...........................................  8,891    174,353
#*  McDermott International, Inc................................ 34,492    279,040
*   Midstates Petroleum Co., Inc................................  2,548     32,538
*   Mitcham Industries, Inc.....................................  3,927     14,648
#   Montage Resources Corp......................................  1,671     18,582
    Murphy Oil Corp............................................. 44,623  1,215,531
    Nabors Industries, Ltd...................................... 86,958    304,353
    NACCO Industries, Inc., Class A.............................    143      5,847
*   Natural Gas Services Group, Inc.............................  4,280     68,780
*   Newpark Resources, Inc...................................... 32,430    236,739
*   Nine Energy Service, Inc....................................  2,755     55,458
#*  Noble Corp. P.L.C........................................... 68,450    180,024
*   Northern Oil and Gas, Inc................................... 10,305     27,308
*   Oasis Petroleum, Inc........................................ 66,207    403,863
*   Oceaneering International, Inc.............................. 24,579    471,917
*   Oil States International, Inc............................... 16,831    325,175
*   Overseas Shipholding Group, Inc., Class A................... 17,360     31,595
*   Pacific Ethanol, Inc........................................ 15,208     16,577
    Panhandle Oil and Gas, Inc., Class A........................  2,090     31,350
*   Par Pacific Holdings, Inc...................................  8,812    172,186
*   Parsley Energy, Inc., Class A............................... 55,456  1,106,902
    Patterson-UTI Energy, Inc................................... 44,704    607,527
    PBF Energy, Inc., Class A................................... 30,503  1,024,291
*   PDC Energy, Inc............................................. 14,543    632,475
    Peabody Energy Corp......................................... 21,777    626,524
#*  Penn Virginia Corp..........................................  2,427    108,972
*   Pioneer Energy Services Corp................................ 34,135     59,395
*   ProPetro Holding Corp.......................................  4,685    103,679
*   QEP Resources, Inc.......................................... 52,643    395,875
#   Range Resources Corp........................................ 53,800    486,352
#*  Renewable Energy Group, Inc................................. 15,040    362,765
#*  REX American Resources Corp.................................  1,614    136,399
#*  RigNet, Inc.................................................  3,064     28,771
*   Ring Energy, Inc............................................ 12,656     65,558
*   Roan Resources, Inc.........................................  5,043     28,594
#   RPC, Inc....................................................  9,256     95,244
*   SandRidge Energy, Inc.......................................  5,033     42,076
    Scorpio Tankers, Inc........................................  9,437    243,286
*   SEACOR Holdings, Inc........................................  4,510    200,875
*   SEACOR Marine Holdings, Inc.................................  5,315     72,178
*   Select Energy Services, Inc., Class A.......................  8,554     98,542

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
    SemGroup Corp., Class A.....................................  18,390 $   240,173
#   Ship Finance International, Ltd.............................  14,676     187,266
*   SilverBow Resources, Inc....................................   1,342      24,344
    SM Energy Co................................................  26,023     414,546
#*  Smart Sand, Inc.............................................   3,473      13,649
#*  Southwestern Energy Co...................................... 117,442     463,896
#*  SRC Energy, Inc.............................................  60,387     371,380
*   Superior Energy Services, Inc...............................  42,805     153,670
*   Talos Energy, Inc...........................................   3,458     102,703
#   Teekay Corp.................................................     400       1,664
#   Teekay Tankers, Ltd., Class A...............................  40,309      43,937
*   TETRA Technologies, Inc.....................................  36,854      87,713
#*  Tidewater, Inc..............................................   3,584      80,640
#*  Transocean, Ltd.............................................  48,042     377,610
*   Unit Corp...................................................  16,577     224,784
    US Silica Holdings, Inc.....................................  17,601     278,448
#*  Whiting Petroleum Corp......................................  17,677     484,173
    World Fuel Services Corp....................................  15,054     464,416
*   WPX Energy, Inc.............................................  83,226   1,156,009
                                                                         -----------
TOTAL ENERGY....................................................          28,780,842
                                                                         -----------
FINANCIALS -- (25.6%)
    1st Constitution Bancorp....................................     713      13,390
    1st Source Corp.............................................   6,479     303,412
    ACNB Corp...................................................     539      20,412
*   Allegiance Bancshares, Inc..................................   3,668     126,803
*   Ambac Financial Group, Inc..................................  11,213     209,683
    American Equity Investment Life Holding Co..................  24,085     708,340
    American National Bankshares, Inc...........................   2,249      85,057
    American National Insurance Co..............................   4,189     474,572
    American River Bankshares...................................     776       9,941
    Ameris Bancorp..............................................   8,431     307,394
    AmeriServ Financial, Inc....................................   6,300      26,019
    Argo Group International Holdings, Ltd......................   6,978     544,772
    Arrow Financial Corp........................................   3,728     125,447
    Associated Banc-Corp........................................  50,499   1,145,822
    Assurant, Inc...............................................  16,139   1,533,205
    Assured Guaranty, Ltd.......................................  30,658   1,462,387
*   Asta Funding, Inc...........................................     202         942
*   Athene Holding, Ltd., Class A...............................  13,887     627,137
*   Atlantic Capital Bancshares, Inc............................   3,371      58,790
#*  Atlas Financial Holdings, Inc...............................   4,961       6,350
#   Auburn National Bancorporation, Inc.........................      44       1,574
    Axis Capital Holdings, Ltd..................................   9,975     567,079
#*  Axos Financial, Inc.........................................   3,117     101,988
#   Banc of California, Inc.....................................  10,277     149,119
    BancFirst Corp..............................................   5,813     327,853
*   Bancorp, Inc. (The).........................................  24,087     245,928
    BancorpSouth Bank...........................................   8,660     263,957
    Bank of Commerce Holdings...................................   2,233      24,161
    Bank of Marin Bancorp.......................................   2,890     122,392
    Bank OZK....................................................  19,880     649,082
    BankFinancial Corp..........................................   4,311      64,708
    BankUnited, Inc.............................................  14,972     547,676
    Banner Corp.................................................   8,924     473,150
    Bar Harbor Bankshares.......................................   1,675      44,019
*   Baycom Corp.................................................     877      20,215
    BCB Bancorp, Inc............................................   1,806      23,875
    Berkshire Hills Bancorp, Inc................................  10,972     329,050

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
*   Blucora, Inc................................................ 14,134 $  494,690
    Boston Private Financial Holdings, Inc...................... 17,233    197,318
    Bridge Bancorp, Inc.........................................  4,218    130,716
    Brookline Bancorp, Inc...................................... 18,889    284,279
    Bryn Mawr Bank Corp.........................................  5,025    191,402
*   Byline Bancorp, Inc.........................................    565     11,311
    C&F Financial Corp..........................................    703     34,096
    Cadence BanCorp............................................. 24,499    557,352
    California First National Bancorp...........................  1,000     15,375
    Camden National Corp........................................  4,436    195,095
*   Cannae Holdings, Inc........................................ 16,608    426,327
    Capital City Bank Group, Inc................................  6,330    145,210
    Capitol Federal Financial, Inc.............................. 33,839    466,978
    Carolina Financial Corp.....................................  3,673    132,559
    CenterState Banks Corp...................................... 16,039    395,843
    Central Pacific Financial Corp..............................  6,301    189,093
    Central Valley Community Bancorp............................  2,514     51,436
    Century Bancorp, Inc., Class A..............................    503     46,110
    Chemical Financial Corp..................................... 15,230    669,054
    Chemung Financial Corp......................................    665     31,508
    CIT Group, Inc.............................................. 25,363  1,351,087
    Citizens & Northern Corp....................................  1,038     29,427
#   Citizens Community Bancorp, Inc.............................  2,054     24,155
    Citizens Holding Co.........................................    171      3,680
    City Holding Co.............................................  1,880    149,234
    Civista Bancshares, Inc.....................................  1,721     37,862
    CNB Financial Corp..........................................  3,635    103,525
    CNO Financial Group, Inc.................................... 28,026    463,830
    Codorus Valley Bancorp, Inc.................................  1,027     21,731
    Columbia Banking System, Inc................................ 12,348    463,544
    Community Bank System, Inc..................................  8,235    547,298
    Community Bankers Trust Corp................................  2,739     21,583
    Community Trust Bancorp, Inc................................  4,289    181,210
    ConnectOne Bancorp, Inc.....................................  9,282    202,626
*   Consumer Portfolio Services, Inc............................  5,621     19,786
#*  Cowen, Inc..................................................  9,884    165,557
*   Customers Bancorp, Inc......................................  7,728    175,039
    CVB Financial Corp..........................................  6,451    139,987
    Dime Community Bancshares, Inc.............................. 14,998    302,210
    DNB Financial Corp..........................................    372     15,245
    Donegal Group, Inc., Class A................................  7,034     94,959
    Donegal Group, Inc., Class B................................    592      6,956
*   Eagle Bancorp, Inc..........................................  6,739    372,397
*   eHealth, Inc................................................    472     28,669
    EMC Insurance Group, Inc....................................  5,769    185,243
    Employers Holdings, Inc.....................................  9,698    416,238
#*  Encore Capital Group, Inc...................................  6,158    174,025
*   Enova International, Inc....................................  6,386    175,168
*   Enstar Group, Ltd...........................................  2,946    522,208
*   Entegra Financial Corp......................................    866     25,547
    Enterprise Bancorp, Inc.....................................    673     21,354
    Enterprise Financial Services Corp..........................  4,051    172,330
*   Equity Bancshares, Inc., Class A............................  2,828     74,263
    ESSA Bancorp, Inc...........................................  1,308     20,025
#*  EZCORP, Inc., Class A....................................... 18,858    204,986
    Farmers National Banc Corp..................................  6,114     87,980
    FB Financial Corp...........................................  1,261     46,329
    FBL Financial Group, Inc., Class A..........................  4,819    301,043
    Federal Agricultural Mortgage Corp., Class C................  2,141    163,744

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE+
                                                                 ------ --------
FINANCIALS -- (Continued)
    FedNat Holding Co...........................................  6,659 $108,342
    Fidelity Southern Corp......................................  9,090  264,610
    Fifth Third Bancorp......................................... 16,172  466,077
    Financial Institutions, Inc.................................  6,494  178,585
    First American Financial Corp...............................  8,166  465,952
    First Bancorp...............................................  5,387  204,221
    First BanCorp............................................... 54,205  612,516
    First Bancorp, Inc..........................................  1,809   48,499
#   First Bank..................................................  1,860   21,223
    First Busey Corp............................................  6,589  170,260
    First Business Financial Services, Inc......................    600   13,818
    First Commonwealth Financial Corp........................... 23,663  322,053
    First Community Bancshares, Inc.............................  6,410  222,812
    First Defiance Financial Corp...............................  6,504  191,933
    First Financial Bancorp..................................... 22,939  575,769
    First Financial Corp........................................  1,400   57,638
    First Financial Northwest, Inc..............................  2,949   49,337
    First Foundation, Inc.......................................  6,809   96,756
    First Hawaiian, Inc......................................... 11,947  330,335
#   First Horizon National Corp................................. 51,289  773,951
    First Internet Bancorp......................................  1,836   40,190
    First Interstate BancSystem, Inc., Class A..................  8,864  374,593
    First Merchants Corp........................................  9,652  353,939
    First Mid Bancshares, Inc...................................  1,681   57,978
    First Midwest Bancorp, Inc.................................. 28,080  602,878
    First Northwest Bancorp.....................................  1,905   31,013
    First of Long Island Corp. (The)............................  4,425  102,970
    Flagstar Bancorp, Inc....................................... 14,114  504,576
    Flushing Financial Corp..................................... 12,098  273,415
#   FNB Corp.................................................... 70,804  858,853
    Franklin Financial Network, Inc.............................  3,698  102,250
    FS Bancorp, Inc.............................................    645   33,340
    Fulton Financial Corp....................................... 37,399  645,133
#   GAIN Capital Holdings, Inc.................................. 17,960   94,649
*   Genworth Financial, Inc., Class A........................... 77,912  295,286
    German American Bancorp, Inc................................  3,358  100,236
    Global Indemnity, Ltd.......................................  4,049  124,709
    Great Southern Bancorp, Inc.................................  4,783  277,175
    Great Western Bancorp, Inc.................................. 13,088  460,305
#*  Greenlight Capital Re, Ltd., Class A........................ 13,235  158,555
    Guaranty Federal Bancshares, Inc............................    100    2,272
*   Hallmark Financial Services, Inc............................  5,065   58,146
    Hancock Whitney Corp........................................ 19,579  856,385
    Hanmi Financial Corp........................................  7,512  178,185
    Hanover Insurance Group, Inc. (The).........................    955  115,183
*   HarborOne Bancorp, Inc......................................  1,414   26,470
#   HCI Group, Inc..............................................  2,337   99,603
    Heartland Financial USA, Inc................................  5,419  243,313
    Heritage Commerce Corp...................................... 11,096  138,922
    Heritage Financial Corp.....................................  8,641  261,563
    Heritage Insurance Holdings, Inc............................  8,054  109,857
    Hilltop Holdings, Inc....................................... 21,057  442,829
*   HMN Financial, Inc..........................................    750   16,613
    Home Bancorp, Inc...........................................  1,226   44,921
#   Home BancShares, Inc........................................  6,564  125,963
*   HomeStreet, Inc.............................................  6,669  187,666
    HomeTrust Bancshares, Inc...................................  4,946  125,431
    Hope Bancorp, Inc........................................... 36,109  507,693
    HopFed Bancorp, Inc.........................................    683   13,346

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
FINANCIALS -- (Continued)
    Horace Mann Educators Corp..................................   9,287 $  358,292
    Horizon Bancorp, Inc........................................   9,627    156,631
    IBERIABANK Corp.............................................  11,789    937,225
    Independence Holding Co.....................................   5,587    213,870
    Independent Bank Corp.......................................   6,267    502,801
    Independent Bank Corp.......................................   3,881     83,558
    Independent Bank Group, Inc.................................   8,200    467,400
    International Bancshares Corp...............................  19,438    806,094
*   INTL. FCStone, Inc..........................................   4,967    201,462
    Invesco, Ltd................................................  76,313  1,676,597
    Investors Bancorp, Inc......................................  75,714    889,639
    Investors Title Co..........................................     125     21,115
    James River Group Holdings, Ltd.............................   4,243    179,139
#   Janus Henderson Group P.L.C.................................  46,500  1,165,755
    Kearny Financial Corp.......................................  30,156    422,184
    Kemper Corp.................................................   4,319    388,192
    Kentucky First Federal Bancorp..............................     120        916
    Kingstone Cos., Inc.........................................   2,182     25,333
    Lakeland Bancorp, Inc.......................................   9,919    164,259
    Landmark Bancorp, Inc.......................................     215      5,328
    LCNB Corp...................................................     950     16,150
    LegacyTexas Financial Group, Inc............................  12,139    486,531
    Legg Mason, Inc.............................................  22,003    736,000
*   LendingClub Corp............................................  32,804    104,317
#   Live Oak Bancshares, Inc....................................   4,981     87,018
    Macatawa Bank Corp..........................................   8,982     92,694
    Mackinac Financial Corp.....................................   1,448     22,719
    Maiden Holdings, Ltd........................................  33,780     22,075
*   Malvern Bancorp, Inc........................................     496     10,510
    Marlin Business Services Corp...............................   3,590     78,226
#*  MBIA, Inc...................................................  26,055    251,952
    MBT Financial Corp..........................................   6,681     67,077
    Mercantile Bank Corp........................................   4,279    144,630
    Mercury General Corp........................................   5,021    270,029
    Meridian Bancorp, Inc.......................................  11,551    198,908
    Meta Financial Group, Inc...................................   6,039    155,565
*   Metropolitan Bank Holding Corp..............................     118      4,709
*   MGIC Investment Corp........................................   1,576     23,073
    Midland States Bancorp, Inc.................................   3,216     86,253
#   MidSouth Bancorp, Inc.......................................   3,991     47,373
    MidWestOne Financial Group, Inc.............................   2,011     56,670
*   Mr Cooper Group, Inc........................................  13,007    111,860
    MutualFirst Financial, Inc..................................     414     12,374
    National Bank Holdings Corp., Class A.......................   7,326    280,146
    National General Holdings Corp..............................  22,532    555,414
    National Western Life Group, Inc., Class A..................     759    202,440
    Navient Corp................................................  71,362    964,101
    Navigators Group, Inc. (The)................................   7,127    498,462
    NBT Bancorp, Inc............................................   8,450    321,269
    Nelnet, Inc., Class A.......................................   8,117    471,192
#   New York Community Bancorp, Inc............................. 113,503  1,320,040
>>  NewStar Financial, Inc......................................  13,529      1,316
*   Nicholas Financial, Inc.....................................   1,554     13,800
*   Nicolet Bankshares, Inc.....................................   1,492     91,087
*   NMI Holdings, Inc., Class A.................................  21,820    612,706
#   Northeast Bancorp...........................................   1,666     36,519
    Northfield Bancorp, Inc.....................................  21,066    315,990
    Northrim BanCorp, Inc.......................................   1,773     62,924
#   Northwest Bancshares, Inc...................................  30,453    530,796

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
FINANCIALS -- (Continued)
    Norwood Financial Corp......................................     66 $    2,124
    OceanFirst Financial Corp................................... 10,054    253,160
*   Ocwen Financial Corp........................................ 15,331     25,909
    OFG Bancorp................................................. 15,064    303,992
    Ohio Valley Banc Corp.......................................    197      7,403
    Old Line Bancshares, Inc....................................  3,043     76,075
    Old National Bancorp........................................ 39,933    682,056
    Old Republic International Corp............................. 59,758  1,336,189
    Old Second Bancorp, Inc..................................... 11,322    150,017
*   On Deck Capital, Inc........................................ 25,970    141,796
    OneMain Holdings, Inc....................................... 24,662    837,768
    Oppenheimer Holdings, Inc., Class A.........................  6,326    166,058
    Opus Bank...................................................  7,816    170,936
    Oritani Financial Corp...................................... 19,067    330,812
    Orrstown Financial Services, Inc............................    570     11,822
    Pacific Premier Bancorp, Inc................................ 10,152    295,119
#   PacWest Bancorp............................................. 30,208  1,194,726
    Park National Corp..........................................  3,130    305,738
    Parke Bancorp, Inc..........................................    704     16,108
    Patriot National Bancorp, Inc...............................     60        961
    PCSB Financial Corp.........................................  1,024     19,507
    Peapack Gladstone Financial Corp............................  5,152    149,047
    Penns Woods Bancorp, Inc....................................    733     32,003
    Peoples Bancorp, Inc........................................  7,498    245,035
#   People's United Financial, Inc.............................. 88,575  1,531,462
    People's Utah Bancorp.......................................  3,926    111,695
#   Pinnacle Financial Partners, Inc............................ 17,600  1,022,032
    Piper Jaffray Cos...........................................  1,196     96,398
    Popular, Inc................................................ 24,047  1,387,752
#*  PRA Group, Inc..............................................  9,019    253,614
    Preferred Bank..............................................    875     43,041
    Premier Financial Bancorp, Inc..............................  2,767     45,877
    ProAssurance Corp........................................... 10,183    382,168
#   Prosperity Bancshares, Inc.................................. 15,628  1,150,846
    Protective Insurance Corp., Class B.........................  4,384     71,240
    Provident Financial Holdings, Inc...........................  3,183     64,456
    Provident Financial Services, Inc........................... 15,607    413,898
    Prudential Bancorp, Inc.....................................  1,535     26,801
    QCR Holdings, Inc...........................................  2,473     84,601
    Radian Group, Inc........................................... 25,552    598,428
    RBB Bancorp.................................................    600     11,616
*   Regional Management Corp....................................  5,039    124,816
    Reinsurance Group of America, Inc...........................  2,883    436,803
    RenaissanceRe Holdings, Ltd.................................  3,753    583,066
    Renasant Corp............................................... 11,794    427,650
    Republic Bancorp, Inc., Class A.............................  3,411    161,204
    Riverview Bancorp, Inc......................................  6,235     46,264
    S&T Bancorp, Inc............................................  8,236    330,099
    Safety Insurance Group, Inc.................................  3,256    302,548
    Sandy Spring Bancorp, Inc...................................  6,224    217,155
    Santander Consumer USA Holdings, Inc........................ 63,053  1,346,182
#*  Seacoast Banking Corp. of Florida...........................  9,234    261,876
    Selective Insurance Group, Inc..............................  5,199    370,741
    Shore Bancshares, Inc.......................................  3,076     48,693
    SI Financial Group, Inc.....................................  2,784     39,867
    Sierra Bancorp..............................................  3,798    100,495
    Simmons First National Corp., Class A....................... 26,956    684,413
*   SmartFinancial, Inc.........................................    598     12,432
    South State Corp............................................  6,782    513,126

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
FINANCIALS -- (Continued)
*   Southern First Bancshares, Inc..............................  1,037 $    38,172
    Southern Missouri Bancorp, Inc..............................    606      20,331
    Southern National Bancorp of Virginia, Inc..................  4,048      60,396
#   Southside Bancshares, Inc...................................  3,094     108,692
    Southwest Georgia Financial Corp............................     98       2,019
    State Auto Financial Corp................................... 10,309     346,692
    Sterling Bancorp............................................ 49,293   1,055,856
    Stewart Information Services Corp...........................  5,117     217,524
    Stifel Financial Corp....................................... 10,859     647,957
    Stock Yards Bancorp, Inc....................................  1,968      67,601
    Synovus Financial Corp...................................... 26,044     959,982
    TCF Financial Corp.......................................... 27,857     616,475
    Territorial Bancorp, Inc....................................  4,012     116,147
*   Texas Capital Bancshares, Inc...............................  7,966     515,639
*   Third Point Reinsurance, Ltd................................ 22,738     263,988
    Timberland Bancorp, Inc.....................................  1,540      48,048
    Tiptree, Inc................................................  7,900      45,030
    Tompkins Financial Corp.....................................  3,206     258,628
    Towne Bank.................................................. 10,653     277,830
    TriCo Bancshares............................................  5,196     207,372
*   TriState Capital Holdings, Inc..............................  5,914     137,560
*   Triumph Bancorp, Inc........................................  5,216     161,748
    TrustCo Bank Corp. NY....................................... 24,011     192,088
    Trustmark Corp.............................................. 19,644     706,398
    UMB Financial Corp..........................................  2,418     168,921
    Umpqua Holdings Corp........................................ 54,549     946,971
*   Unico American Corp.........................................  1,400       8,498
    Union Bankshares Corp....................................... 19,389     707,698
#   United Bankshares, Inc...................................... 21,700     851,508
#   United Community Banks, Inc................................. 14,166     397,781
    United Community Financial Corp............................. 14,466     133,232
    United Financial Bancorp, Inc............................... 16,844     222,172
    United Fire Group, Inc......................................  6,646     289,832
    United Insurance Holdings Corp..............................  6,874     105,310
    Unity Bancorp, Inc..........................................  1,368      29,549
    Univest Financial Corp......................................  8,654     218,254
    Unum Group.................................................. 53,512   1,975,663
    Valley National Bancorp..................................... 54,168     567,681
    Veritex Holdings, Inc....................................... 11,147     295,507
    Virtus Investment Partners, Inc.............................  1,697     208,069
    Voya Financial, Inc......................................... 28,402   1,558,986
#   Waddell & Reed Financial, Inc., Class A..................... 20,045     375,443
    Walker & Dunlop, Inc........................................  5,048     277,388
    Washington Federal, Inc..................................... 13,458     445,998
    Washington Trust Bancorp, Inc...............................  2,415     125,121
    Waterstone Financial, Inc...................................  9,518     157,618
    WesBanco, Inc............................................... 15,128     609,961
    West Bancorporation, Inc....................................  2,647      55,508
    Western New England Bancorp, Inc............................ 12,440     120,170
    Westwood Holdings Group, Inc................................  1,179      36,891
    White Mountains Insurance Group, Ltd........................    430     403,787
    Wintrust Financial Corp.....................................  4,264     324,917
*   World Acceptance Corp.......................................  2,900     376,971
    WSFS Financial Corp......................................... 11,610     501,320
                                                                        -----------
TOTAL FINANCIALS................................................         95,801,943
                                                                        -----------
HEALTH CARE -- (4.1%)
#*  Acadia Healthcare Co., Inc.................................. 27,703     887,050
*   Achillion Pharmaceuticals, Inc.............................. 70,786     209,527

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
HEALTH CARE -- (Continued)
#*  Aclaris Therapeutics, Inc...................................  4,946 $   31,160
*   Acorda Therapeutics, Inc.................................... 23,888    249,630
*   Addus HomeCare Corp.........................................  6,124    415,820
*   Adverum Biotechnologies, Inc................................ 14,557     93,893
#*  Akorn, Inc.................................................. 15,029     40,578
*   Allscripts Healthcare Solutions, Inc........................ 67,995    671,111
#*  AMAG Pharmaceuticals, Inc................................... 10,082    112,515
*   American Shared Hospital Services...........................    400      1,116
*   Amphastar Pharmaceuticals, Inc.............................. 10,464    225,918
*   AngioDynamics, Inc.......................................... 12,603    258,866
#*  Anika Therapeutics, Inc.....................................  3,714    118,291
*   Applied Genetic Technologies Corp...........................  4,817     21,532
*   Aptevo Therapeutics, Inc.................................... 10,536      7,670
*   Aravive, Inc................................................  1,603     10,243
*   Ardelyx, Inc................................................ 24,119     82,005
*   Assertio Therapeutics, Inc.................................. 14,644     61,065
*   Avanos Medical, Inc......................................... 12,904    541,323
*   Brookdale Senior Living, Inc................................ 47,258    292,054
*   Calithera Biosciences, Inc..................................  3,973     24,474
#*  Cambrex Corp................................................  2,529    108,798
*   Chimerix, Inc............................................... 20,509     55,374
#*  Community Health Systems, Inc............................... 17,477     60,121
*   Concert Pharmaceuticals, Inc................................  4,952     50,907
    CONMED Corp.................................................  6,019    481,701
*   Cross Country Healthcare, Inc...............................  7,573     53,390
#*  Cumberland Pharmaceuticals, Inc.............................  3,402     19,051
*   DaVita, Inc.................................................  2,201    121,583
    Digirad Corp................................................  7,000      5,055
#*  Diplomat Pharmacy, Inc......................................  7,552     42,140
*   Emergent BioSolutions, Inc..................................  5,578    288,271
*   Endo International P.L.C.................................... 16,828    126,210
    Ensign Group, Inc. (The)....................................  7,348    378,569
#*  Evolent Health, Inc., Class A............................... 14,450    195,797
*   Five Prime Therapeutics, Inc................................  8,646     95,798
#*  Five Star Senior Living, Inc................................  3,016      1,900
*   FONAR Corp..................................................  1,830     36,307
*   Harvard Bioscience, Inc..................................... 11,180     43,267
*   HealthStream, Inc...........................................  6,405    167,683
#*  Infinity Pharmaceuticals, Inc...............................  7,948     13,194
*   InfuSystem Holdings, Inc....................................  2,347     10,092
*   Integer Holdings Corp.......................................  8,618    595,418
#*  IntriCon Corp...............................................    844     19,724
#   Invacare Corp............................................... 14,077    104,170
    Kewaunee Scientific Corp....................................    637     14,422
*   LHC Group, Inc..............................................  9,688  1,076,434
    Luminex Corp................................................  8,320    189,779
*   Magellan Health, Inc........................................  6,061    424,270
#*  Mallinckrodt P.L.C.......................................... 20,849    322,326
*   MEDNAX, Inc................................................. 21,373    597,803
*   Medpace Holdings, Inc.......................................    800     44,936
#*  Melinta Therapeutics, Inc...................................    396      1,734
    Meridian Bioscience, Inc....................................    841      9,680
*   Merit Medical Systems, Inc..................................  2,351    132,079
#*  Merrimack Pharmaceuticals, Inc..............................  5,810     37,997
*   Micron Solutions, Inc.......................................    291        813
#*  Myriad Genetics, Inc........................................  8,174    257,317
    National HealthCare Corp....................................  2,572    194,006
*   Natus Medical, Inc..........................................  2,541     67,997
*   NextGen Healthcare, Inc.....................................  6,158    115,709

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
HEALTH CARE -- (Continued)
#*  OPKO Health, Inc............................................  6,138 $    14,670
*   OraSure Technologies, Inc...................................  4,200      39,732
*   Orthofix Medical, Inc.......................................  1,741      95,389
*   Otonomy, Inc................................................ 13,318      35,692
#   Owens & Minor, Inc.......................................... 13,325      45,438
#   Patterson Cos., Inc......................................... 17,276     377,308
*   PDL BioPharma, Inc.......................................... 40,768     133,311
#   Perrigo Co. P.L.C........................................... 24,324   1,165,606
*   Premier, Inc., Class A......................................  5,224     173,593
#*  Prestige Consumer Healthcare, Inc...........................  9,944     292,552
*   Prothena Corp. P.L.C........................................  6,516      67,766
*   Providence Service Corp. (The)..............................  3,206     212,654
#*  Quorum Health Corp..........................................  2,047       4,196
*   Ra Pharmaceuticals, Inc.....................................  1,700      37,740
*   RTI Surgical Holdings, Inc.................................. 24,063     130,181
*   Select Medical Holdings Corp................................ 33,657     483,651
#*  Sierra Oncology, Inc........................................  7,552      11,328
#*  Surgery Partners, Inc.......................................  8,900      96,387
    Taro Pharmaceutical Industries, Ltd.........................    761      81,739
*   Tetraphase Pharmaceuticals, Inc............................. 15,107      16,013
#*  Tivity Health, Inc..........................................  2,441      52,774
*   Triple-S Management Corp., Class B..........................  4,208      95,606
*   United Therapeutics Corp....................................  6,717     688,963
*   Varex Imaging Corp..........................................  2,818      92,543
*   Zafgen, Inc.................................................  5,153      13,192
                                                                        -----------
TOTAL HEALTH CARE...............................................         15,375,687
                                                                        -----------
INDUSTRIALS -- (18.3%)
    AAR Corp....................................................  6,561     221,565
    ABM Industries, Inc......................................... 16,912     642,149
*   Acacia Research Corp........................................ 22,344      71,054
    ACCO Brands Corp............................................ 28,133     257,136
    Acme United Corp............................................    100       2,067
    Actuant Corp., Class A...................................... 14,397     368,275
    Acuity Brands, Inc..........................................    780     114,137
*   Advanced Disposal Services, Inc............................. 18,735     605,890
*   AECOM....................................................... 66,299   2,247,536
*   Aegion Corp.................................................  8,070     160,674
    AGCO Corp................................................... 14,837   1,050,163
    Air Lease Corp.............................................. 48,094   1,854,505
*   Air Transport Services Group, Inc...........................  5,481     128,968
    Aircastle, Ltd.............................................. 21,392     426,129
    Alamo Group, Inc............................................  6,167     639,148
    Alaska Air Group, Inc....................................... 21,027   1,301,571
    Allegiant Travel Co.........................................    765     112,363
*   Alpha Pro Tech, Ltd.........................................  3,388      12,027
    Altra Industrial Motion Corp................................  1,893      70,969
#   AMERCO......................................................  4,285   1,599,033
*   Ameresco, Inc., Class A.....................................  8,615     129,742
#*  American Woodmark Corp......................................  1,007      90,560
*   AMREP Corp..................................................    600       3,348
    Apogee Enterprises, Inc..................................... 10,351     417,145
    Applied Industrial Technologies, Inc........................  1,856     111,249
*   ARC Document Solutions, Inc................................. 22,733      54,105
*   ARC Group Worldwide, Inc....................................  2,464       1,848
#   ArcBest Corp................................................  8,910     272,290
    Arcosa, Inc................................................. 15,469     481,550
    Argan, Inc..................................................  5,177     247,564
*   Armstrong Flooring, Inc..................................... 11,968     173,416

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
*   Arotech Corp................................................ 12,206 $   35,397
*   ASGN, Inc...................................................  3,875    244,280
    Astec Industries, Inc.......................................  7,688    259,162
*   Astronics Corp..............................................  2,898     96,619
#*  Astronics Corp., Class B....................................    385     12,821
*   Atlas Air Worldwide Holdings, Inc...........................  6,497    313,740
    AZZ, Inc.................................................... 12,039    571,732
    Barnes Group, Inc...........................................  8,772    487,899
*   Beacon Roofing Supply, Inc.................................. 13,409    504,983
*   BMC Stock Holdings, Inc..................................... 16,283    335,104
    Brady Corp., Class A........................................  9,363    456,821
    Briggs & Stratton Corp......................................  9,071    110,666
*   Broadwind Energy, Inc.......................................  2,514      5,003
*   Builders FirstSource, Inc...................................  1,022     14,083
*   CAI International, Inc......................................  5,295    131,475
    Carlisle Cos., Inc..........................................  1,365    193,038
*   CBIZ, Inc................................................... 17,838    344,452
*   CECO Environmental Corp.....................................  9,481     73,573
#*  Celadon Group, Inc..........................................  8,097     20,647
*   Chart Industries, Inc....................................... 11,609  1,024,726
#*  CIRCOR International, Inc...................................  4,246    143,175
*   Civeo Corp.................................................. 26,178     52,618
*   Clean Harbors, Inc..........................................  9,266    704,216
#*  Colfax Corp................................................. 27,116    818,090
    Columbus McKinnon Corp......................................  5,038    198,296
*   Commercial Vehicle Group, Inc...............................  4,537     40,470
    CompX International, Inc....................................    200      3,114
*   Continental Building Products, Inc..........................  1,160     29,754
    Copa Holdings SA, Class A...................................  3,026    251,945
    Costamare, Inc.............................................. 14,859     89,748
*   Covenant Transportation Group, Inc., Class A................  3,274     63,941
*   CPI Aerostructures, Inc.....................................  3,207     20,300
    CRA International, Inc......................................  3,010    156,761
*   CSW Industrials, Inc........................................  2,996    179,610
    Cubic Corp..................................................  7,062    400,980
    Deluxe Corp.................................................  3,635    162,557
*   Ducommun, Inc...............................................  3,539    143,613
*   DXP Enterprises, Inc........................................  3,786    162,382
*   Dycom Industries, Inc.......................................  1,792     88,865
#*  Eagle Bulk Shipping, Inc....................................  4,235     23,081
    Eastern Co. (The)...........................................    910     26,081
*   Echo Global Logistics, Inc..................................  6,865    157,483
    Ecology and Environment, Inc., Class A......................    210      2,413
    EMCOR Group, Inc............................................  4,964    417,671
    Encore Wire Corp............................................  5,068    300,482
    EnerSys.....................................................  3,006    207,985
    Ennis, Inc..................................................  6,015    121,383
    EnPro Industries, Inc.......................................  3,232    240,202
    ESCO Technologies, Inc......................................  6,211    465,825
    Federal Signal Corp......................................... 17,196    494,729
    Fortune Brands Home & Security, Inc.........................  6,163    325,283
    Forward Air Corp............................................  2,463    155,957
    Franklin Electric Co., Inc..................................  8,994    439,447
#*  FreightCar America, Inc.....................................  4,774     33,036
*   FTI Consulting, Inc......................................... 10,273    873,000
#   GATX Corp...................................................  9,182    708,208
*   Genco Shipping & Trading, Ltd...............................  5,361     54,146
*   Gencor Industries, Inc......................................  1,822     21,992
*   Genesee & Wyoming, Inc., Class A............................ 15,696  1,391,450

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
*   Gibraltar Industries, Inc...................................  7,673 $  304,388
*   GMS, Inc.................................................... 10,108    178,103
*   Goldfield Corp. (The)....................................... 14,200     33,228
    Gorman-Rupp Co. (The).......................................  9,371    312,054
*   GP Strategies Corp..........................................  4,357     55,465
    Graham Corp.................................................  3,184     65,909
    Granite Construction, Inc................................... 10,076    452,312
*   Great Lakes Dredge & Dock Corp.............................. 18,178    185,961
    Greenbrier Cos., Inc. (The).................................  6,125    217,621
    Griffon Corp................................................ 10,863    213,132
#   Hawaiian Holdings, Inc......................................  8,269    233,269
    Heartland Express, Inc......................................  4,857     95,586
    Heidrick & Struggles International, Inc.....................  6,255    223,804
*   Herc Holdings, Inc..........................................  1,714     82,546
*   Heritage-Crystal Clean, Inc.................................  3,996    114,805
    Herman Miller, Inc..........................................  3,076    119,410
#*  Hertz Global Holdings, Inc.................................. 13,511    245,630
*   Hill International, Inc.....................................  8,440     22,366
    HNI Corp....................................................  3,677    134,983
*   Houston Wire & Cable Co.....................................  4,069     25,187
*   Hub Group, Inc., Class A....................................  8,402    349,271
*   Hudson Global, Inc..........................................  1,700      2,703
#*  Hudson Technologies, Inc....................................  8,444     11,399
    Hurco Cos., Inc.............................................  1,730     68,041
*   Huron Consulting Group, Inc.................................  6,466    312,502
    Hyster-Yale Materials Handling, Inc.........................  2,873    191,399
    ICF International, Inc......................................  4,421    344,263
*   IES Holdings, Inc...........................................  1,262     22,098
*   InnerWorkings, Inc.......................................... 18,477     62,452
    Insteel Industries, Inc.....................................  4,744     99,339
    Interface, Inc..............................................    775     12,431
    ITT, Inc.................................................... 12,802    775,161
*   JELD-WEN Holding, Inc.......................................  4,030     79,593
*   JetBlue Airways Corp........................................ 84,042  1,558,979
    Kadant, Inc.................................................  1,102    108,095
    Kaman Corp..................................................  6,925    428,727
    Kelly Services, Inc., Class A...............................  9,154    203,768
    Kennametal, Inc.............................................  9,814    399,430
#*  KeyW Holding Corp. (The).................................... 12,907    146,365
    Kimball International, Inc., Class B........................    655     10,257
*   Kirby Corp.................................................. 14,913  1,218,690
#   Knight-Swift Transportation Holdings, Inc................... 28,668    956,078
    Knoll, Inc..................................................  3,746     81,813
    Korn Ferry.................................................. 13,957    656,258
*   Lawson Products, Inc........................................  1,607     52,774
*   LB Foster Co., Class A......................................  3,630     78,009
*   Limbach Holdings, Inc.......................................  1,631     14,809
*   LS Starrett Co. (The), Class A..............................    489      3,526
#   LSC Communications, Inc.....................................  6,962     48,664
    LSI Industries, Inc.........................................  7,336     24,942
*   Lydall, Inc.................................................  2,294     56,455
#   Macquarie Infrastructure Corp............................... 10,809    437,873
#*  Manitowoc Co., Inc. (The)...................................  9,081    162,187
    ManpowerGroup, Inc..........................................  7,979    766,303
    Marten Transport, Ltd....................................... 14,216    281,193
*   Masonite International Corp.................................  5,954    306,571
#*  MasTec, Inc................................................. 10,913    552,743
    Matson, Inc................................................. 10,742    425,491
    Matthews International Corp., Class A.......................  5,065    202,904

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INDUSTRIALS -- (Continued)
    McGrath RentCorp............................................  5,993 $  371,566
*   Mercury Systems, Inc........................................  8,735    637,830
*   Milacron Holdings Corp...................................... 12,467    182,143
    Miller Industries, Inc......................................  3,056    101,092
*   Mistras Group, Inc..........................................  5,968     81,821
    Mobile Mini, Inc............................................ 10,925    393,519
    Moog, Inc., Class A.........................................  6,241    584,407
*   MRC Global, Inc............................................. 12,329    213,662
    Mueller Industries, Inc.....................................  5,280    154,018
    Multi-Color Corp............................................  4,743    236,676
*   MYR Group, Inc..............................................  3,861    139,575
#   National Presto Industries, Inc.............................  1,049    111,719
    Navigant Consulting, Inc.................................... 12,572    287,019
*   NCI Building Systems, Inc...................................  4,840     27,685
*   NL Industries, Inc..........................................  5,599     19,876
#   NN, Inc.....................................................  9,772     88,339
*   Northwest Pipe Co...........................................  4,013     96,192
#*  NOW, Inc.................................................... 28,487    416,480
*   NV5 Global, Inc.............................................  1,675    106,095
*   Orion Group Holdings, Inc...................................  8,609     22,297
    Oshkosh Corp................................................  3,910    322,927
    Owens Corning............................................... 18,544    950,751
*   PAM Transportation Services, Inc............................  1,458     72,929
    Park-Ohio Holdings Corp.....................................  2,900    106,227
#*  Patrick Industries, Inc.....................................    715     35,657
*   Patriot Transportation Holding, Inc.........................    178      3,323
*   Perma-Pipe International Holdings, Inc......................  1,500     13,440
*   PGT Innovations, Inc........................................  1,555     22,796
*   PICO Holdings, Inc..........................................  8,513     97,304
    Powell Industries, Inc......................................  4,041    118,199
    Preformed Line Products Co..................................  1,747     98,513
    Primoris Services Corp...................................... 12,426    272,378
#   Quad/Graphics, Inc..........................................  6,182     75,482
    Quanex Building Products Corp............................... 10,042    167,902
    Quanta Services, Inc........................................ 38,352  1,557,091
*   Radiant Logistics, Inc...................................... 12,254     80,141
*   RCM Technologies, Inc.......................................  4,177     16,666
    Regal Beloit Corp........................................... 10,781    917,248
*   Resideo Technologies, Inc...................................  6,396    145,189
    Resources Connection, Inc................................... 10,756    172,741
#   REV Group, Inc..............................................  4,097     51,991
*   Rexnord Corp................................................  7,838    224,167
    Rush Enterprises, Inc., Class A.............................  6,105    258,913
    Rush Enterprises, Inc., Class B.............................  1,650     69,300
    Ryder System, Inc........................................... 11,573    729,099
*   Saia, Inc...................................................  6,347    408,683
    Schneider National, Inc., Class B........................... 12,155    254,040
    Scorpio Bulkers, Inc........................................ 15,122     81,356
*   Sensata Technologies Holding P.L.C..........................  7,102    354,674
*   SIFCO Industries, Inc.......................................    659      1,924
    Simpson Manufacturing Co., Inc..............................  3,708    236,125
    SkyWest, Inc................................................ 13,399    825,244
    Snap-on, Inc................................................    328     55,196
*   SP Plus Corp................................................  5,677    195,970
    Spartan Motors, Inc.........................................  8,315     77,330
*   Spirit Airlines, Inc........................................ 16,509    897,759
*   SPX FLOW, Inc...............................................  8,347    299,991
    Standex International Corp..................................  2,335    154,273
    Steelcase, Inc., Class A.................................... 21,131    365,355

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ -----------
INDUSTRIALS -- (Continued)
*   Sterling Construction Co., Inc..............................  6,799 $    92,194
    Sun Hydraulics Corp.........................................  1,147      60,034
#*  Sunrun, Inc.................................................  8,596     130,745
#*  Team, Inc...................................................  8,866     149,835
    Terex Corp..................................................  5,734     191,114
    Tetra Tech, Inc.............................................    753      48,734
*   Textainer Group Holdings, Ltd...............................  7,888      75,646
*   Thermon Group Holdings, Inc.................................  8,245     212,639
    Timken Co. (The)............................................ 11,449     548,980
    Titan International, Inc.................................... 16,208     112,321
*   Titan Machinery, Inc........................................  7,999     137,583
*   TriMas Corp.................................................  6,595     203,983
    Trinity Industries, Inc..................................... 46,408   1,000,557
    Triton International, Ltd................................... 18,560     611,552
#   Triumph Group, Inc..........................................  5,977     141,834
*   TrueBlue, Inc...............................................  9,839     237,710
#*  Tutor Perini Corp........................................... 12,998     259,570
*   Twin Disc, Inc..............................................  2,022      38,297
*   Ultralife Corp..............................................    969      11,192
    UniFirst Corp...............................................  1,599     252,850
#*  Univar, Inc.................................................  8,639     192,909
    Universal Forest Products, Inc.............................. 14,860     549,077
*   USA Truck, Inc..............................................  3,957      56,348
    Valmont Industries, Inc.....................................  1,265     170,573
*   Vectrus, Inc................................................  2,279      92,413
*   Veritiv Corp................................................  3,347      93,348
    Viad Corp...................................................  5,089     312,007
    Virco Manufacturing Corp....................................  4,400      20,020
    VSE Corp....................................................  1,686      51,541
    Wabash National Corp........................................ 14,256     214,980
*   WageWorks, Inc..............................................    542      26,444
    Watts Water Technologies, Inc., Class A.....................  3,682     315,142
    Werner Enterprises, Inc..................................... 17,945     601,158
*   Wesco Aircraft Holdings, Inc................................ 23,343     197,015
*   WESCO International, Inc.................................... 13,228     757,171
#*  Willdan Group, Inc..........................................    527      20,832
*   Willis Lease Finance Corp...................................  2,293     114,008
#*  WillScot Corp...............................................  1,101      14,830
#*  XPO Logistics, Inc.......................................... 13,454     915,948
                                                                        -----------
TOTAL INDUSTRIALS...............................................         68,397,440
                                                                        -----------
INFORMATION TECHNOLOGY -- (10.8%)
*   ADDvantage Technologies Group, Inc..........................  1,399       1,819
    ADTRAN, Inc................................................. 26,155     448,297
*   Advanced Energy Industries, Inc.............................  2,683     154,970
*   Agilysys, Inc...............................................  4,119      78,796
*   Alithya Group, Inc., Class A................................  4,727      15,126
*   Alpha & Omega Semiconductor, Ltd............................  5,883      72,949
*   Amkor Technology, Inc....................................... 81,248     736,107
*   Amtech Systems, Inc.........................................  6,555      43,394
*   Anixter International, Inc.................................. 10,348     650,579
*   Arlo Technologies, Inc...................................... 14,959      59,387
*   Arrow Electronics, Inc...................................... 33,966   2,870,467
    AstroNova, Inc..............................................  1,475      36,904
*   Aviat Networks, Inc.........................................  1,600      21,824
    Avnet, Inc.................................................. 46,812   2,275,531
    AVX Corp.................................................... 33,177     541,117
*   Aware, Inc..................................................  4,272      14,140
*   Axcelis Technologies, Inc...................................  9,046     192,589

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INFORMATION TECHNOLOGY -- (Continued)
#*  AXT, Inc.................................................... 15,993 $   91,160
    Bel Fuse, Inc., Class B.....................................  3,659     86,718
#   Belden, Inc.................................................  5,694    316,302
    Benchmark Electronics, Inc..................................  9,349    252,703
#*  BroadVision, Inc............................................  1,325      1,603
    Brooks Automation, Inc...................................... 13,745    515,575
*   BSQUARE Corp................................................  2,065      3,944
*   CACI International, Inc., Class A...........................  4,175    813,874
*   CalAmp Corp.................................................  3,728     54,466
*   Calix, Inc.................................................. 14,209     97,332
*   Cardtronics P.L.C., Class A.................................  2,480     88,685
*   CEVA, Inc...................................................  1,433     36,097
*   Ciena Corp..................................................  4,955    190,074
*   Cirrus Logic, Inc........................................... 10,576    503,206
*   Clearfield, Inc.............................................  1,200     17,688
#*  Coherent, Inc...............................................  2,955    437,370
    Cohu, Inc................................................... 12,716    188,578
*   CommScope Holding Co., Inc.................................. 12,297    304,720
    Communications Systems, Inc.................................  2,300      6,371
*   Computer Task Group, Inc....................................  3,954     18,307
    Comtech Telecommunications Corp.............................  7,920    186,358
*   Conduent, Inc............................................... 37,677    483,396
*   Cray, Inc...................................................  4,114    108,034
    CSP, Inc....................................................     66        869
    CTS Corp....................................................  8,123    243,284
*   CyberOptics Corp............................................  2,716     48,182
    Daktronics, Inc............................................. 12,960     98,237
*   Digi International, Inc.....................................  9,527    122,612
*   Diodes, Inc................................................. 12,034    438,278
*   DSP Group, Inc..............................................  3,572     51,044
*   EchoStar Corp., Class A..................................... 12,908    514,384
*   Electronics for Imaging, Inc................................ 10,573    393,210
*   EMCORE Corp.................................................  6,506     25,504
*   ePlus, Inc..................................................  3,140    296,071
*   Evolving Systems, Inc.......................................  2,454      2,650
*   Fabrinet....................................................  8,009    484,705
*   FARO Technologies, Inc......................................  4,010    225,562
*   Finisar Corp................................................ 28,108    677,684
#*  First Solar, Inc............................................ 14,181    872,557
#*  Fitbit, Inc., Class A....................................... 21,605    114,074
*   Flex, Ltd................................................... 92,357  1,019,621
*   FormFactor, Inc............................................. 14,214    269,355
*   Frequency Electronics, Inc..................................  2,659     32,041
*   GSI Technology, Inc.........................................  4,816     39,154
#*  Harmonic, Inc............................................... 31,893    180,514
#*  Ichor Holdings, Ltd.........................................  1,261     31,752
#*  II-VI, Inc.................................................. 15,571    620,349
*   Immersion Corp..............................................  1,200     11,340
#*  Infinera Corp............................................... 21,463     93,149
*   Insight Enterprises, Inc....................................  8,734    494,170
    InterDigital, Inc...........................................  3,854    252,013
*   inTEST Corp.................................................  4,410     29,194
*   Intevac, Inc................................................  7,564     36,232
*   Itron, Inc..................................................    527     28,279
    Jabil, Inc.................................................. 41,431  1,251,630
    KBR, Inc.................................................... 28,657    636,759
    KEMET Corp..................................................  7,124    127,306
*   Key Tronic Corp.............................................  2,718     15,085
*   Kimball Electronics, Inc....................................  9,720    147,064

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE+
                                                                 ------ ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Knowles Corp................................................ 24,185 $  456,613
    Kulicke & Soffa Industries, Inc............................. 12,487    290,572
*   KVH Industries, Inc.........................................  3,206     31,419
*   Lightpath Technologies, Inc., Class A.......................  1,873      2,809
*   Limelight Networks, Inc..................................... 13,585     40,347
*   LiveRamp Holdings, Inc...................................... 15,947    930,188
    LogMeIn, Inc................................................  5,909    486,902
#*  Lumentum Holdings, Inc......................................  2,367    146,683
*   Luxoft Holding, Inc.........................................    321     18,753
#*  MACOM Technology Solutions Holdings, Inc....................  4,928     68,450
    ManTech International Corp., Class A........................  6,874    426,119
#*  MaxLinear, Inc..............................................  3,779    101,693
    Methode Electronics, Inc....................................  5,826    171,925
*   MicroStrategy, Inc., Class A................................  1,004    150,299
    MKS Instruments, Inc........................................  7,498    682,393
    Monotype Imaging Holdings, Inc..............................  3,365     58,013
    MTS Systems Corp............................................  2,568    141,189
*   Nanometrics, Inc............................................  5,858    174,510
*   Napco Security Technologies, Inc............................    938     23,244
*   NeoPhotonics Corp........................................... 13,287     90,750
*   NETGEAR, Inc................................................  7,554    234,401
*   Netscout Systems, Inc....................................... 19,624    576,946
    Network-1 Technologies, Inc.................................  3,000      7,410
*   ON Semiconductor Corp....................................... 23,253    536,214
*   OneSpan, Inc................................................  4,435     82,225
*   Optical Cable Corp..........................................  1,600      7,792
#*  OSI Systems, Inc............................................  3,974    358,177
#*  PAR Technology Corp.........................................  3,688     87,442
    Park Electrochemical Corp...................................  2,063     33,936
    PC Connection, Inc..........................................  6,934    257,667
*   PCM, Inc....................................................  4,296    118,527
    PC-Tel, Inc.................................................  4,282     20,254
#*  PDF Solutions, Inc..........................................  9,595    124,543
*   Perficient, Inc.............................................  9,552    281,211
    Perspecta, Inc..............................................  3,714     85,719
*   Photronics, Inc............................................. 18,041    168,503
    Plantronics, Inc............................................  1,511     77,786
*   Plexus Corp.................................................  8,395    505,211
*   PRGX Global, Inc............................................  2,300     18,446
*   Rambus, Inc................................................. 23,438    268,599
*   RealNetworks, Inc...........................................  5,224     13,582
#   RF Industries, Ltd..........................................    681      5,142
*   Ribbon Communications, Inc.................................. 20,057    107,506
    Richardson Electronics, Ltd.................................  3,224     18,860
*   Rogers Corp.................................................  3,710    621,499
*   Rudolph Technologies, Inc...................................  8,606    208,179
*   Sanmina Corp................................................ 20,163    683,929
*   ScanSource, Inc.............................................  6,350    239,077
    Science Applications International Corp.....................  3,626    271,769
*   Seachange International, Inc................................ 13,521     17,983
#*  SMART Global Holdings, Inc..................................  1,331     28,936
#*  SMTC Corp...................................................  1,836      6,224
*   Steel Connect, Inc.......................................... 11,199     21,950
*   Stratasys, Ltd..............................................  9,275    215,644
*   Super Micro Computer, Inc................................... 12,744    285,720
*   Sykes Enterprises, Inc...................................... 10,441    289,738
#*  Synaptics, Inc..............................................  5,828    219,541
*   Synchronoss Technologies, Inc...............................  8,428     45,343
    SYNNEX Corp................................................. 10,748  1,159,494

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Tech Data Corp..............................................   9,711 $ 1,035,290
*   Telaria, Inc................................................     780       5,624
    TESSCO Technologies, Inc....................................   3,407      63,166
#   TiVo Corp...................................................  35,879     336,186
*   TTM Technologies, Inc.......................................  26,524     351,178
#*  Ultra Clean Holdings, Inc...................................  11,190     133,944
*   Veeco Instruments, Inc......................................  14,697     179,009
*   Verint Systems, Inc.........................................   5,707     344,646
    Vishay Intertechnology, Inc.................................  34,468     682,811
*   Vishay Precision Group, Inc.................................   2,563      97,061
    Xerox Corp..................................................  38,196   1,274,219
    Xperi Corp..................................................   6,929     172,186
                                                                         -----------
TOTAL INFORMATION TECHNOLOGY....................................          40,419,787
                                                                         -----------
MATERIALS -- (5.6%)
*   AdvanSix, Inc...............................................   5,860     177,148
#*  AgroFresh Solutions, Inc....................................  10,796      34,439
*   Alcoa Corp..................................................  37,100     989,828
#*  Allegheny Technologies, Inc.................................  12,383     308,584
    American Vanguard Corp......................................   9,936     156,393
#*  Ampco-Pittsburgh Corp.......................................   4,848      15,611
    Ashland Global Holdings, Inc................................  13,288   1,070,083
    Boise Cascade Co............................................   9,960     275,792
    Cabot Corp..................................................   4,354     197,584
    Carpenter Technology Corp...................................  13,131     652,217
#*  Century Aluminum Co.........................................  26,808     225,455
*   Clearwater Paper Corp.......................................   4,361      87,961
*   Coeur Mining, Inc...........................................  35,260     127,289
    Commercial Metals Co........................................  24,409     422,032
    Core Molding Technologies, Inc..............................   2,490      20,219
    Domtar Corp.................................................  13,667     668,316
    Element Solutions, Inc......................................  59,722     648,581
    Ferroglobe P.L.C............................................  17,682      38,016
#*  Flotek Industries, Inc......................................  15,915      56,817
    Friedman Industries, Inc....................................   1,905      14,002
    FutureFuel Corp.............................................  14,713     216,134
    Gold Resource Corp..........................................   7,937      29,049
#   Graphic Packaging Holding Co................................  39,577     549,329
    Greif, Inc., Class A........................................   6,268     247,711
    Greif, Inc., Class B........................................   1,431      69,618
    Hawkins, Inc................................................   2,704      99,805
    Haynes International, Inc...................................   3,948     127,560
#   HB Fuller Co................................................  10,074     493,324
#   Hecla Mining Co............................................. 130,656     274,378
    Huntsman Corp...............................................  52,125   1,159,260
    Innophos Holdings, Inc......................................   4,390     141,314
    Innospec, Inc...............................................   6,121     519,183
*   Intrepid Potash, Inc........................................  31,876     118,579
*   Kraton Corp.................................................   7,897     259,179
#   Kronos Worldwide, Inc.......................................   2,402      32,667
    Louisiana-Pacific Corp......................................  28,028     702,101
*   LSB Industries, Inc.........................................   3,651      21,358
    Materion Corp...............................................   6,626     384,507
    Mercer International, Inc...................................  16,859     238,723
    Minerals Technologies, Inc..................................   7,929     497,703
    Neenah, Inc.................................................     613      41,592
    Nexa Resources SA...........................................   1,752      20,744
    Olin Corp...................................................  30,411     659,615
    Olympic Steel, Inc..........................................   3,793      61,522

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------ ------------
MATERIALS -- (Continued)
    PH Glatfelter Co............................................ 10,635 $    167,820
*   PQ Group Holdings, Inc......................................  7,518      118,860
#   Rayonier Advanced Materials, Inc............................  8,785      130,369
    Reliance Steel & Aluminum Co................................ 21,094    1,939,804
    Resolute Forest Products, Inc............................... 21,514      170,176
    Schnitzer Steel Industries, Inc., Class A...................  8,293      196,710
    Schweitzer-Mauduit International, Inc.......................  7,750      275,667
    Sonoco Products Co.......................................... 10,476      660,617
    Steel Dynamics, Inc......................................... 18,767      594,539
    Stepan Co...................................................  5,683      525,905
#*  Summit Materials, Inc., Class A............................. 23,688      415,014
*   SunCoke Energy, Inc......................................... 19,275      165,958
    Synalloy Corp...............................................    842       14,861
#*  TimkenSteel Corp............................................ 17,420      176,639
*   Trecora Resources...........................................  3,192       29,845
    Tredegar Corp...............................................  6,533      117,725
    Trinseo SA..................................................  3,129      140,648
*   Tronox Holdings P.L.C., Class A............................. 16,399      231,882
*   UFP Technologies, Inc.......................................  1,242       45,209
    United States Lime & Minerals, Inc..........................    941       76,146
#   United States Steel Corp.................................... 33,986      530,182
*   Universal Stainless & Alloy Products, Inc...................  2,690       38,709
#*  US Concrete, Inc............................................  1,782       83,986
*   Venator Materials P.L.C..................................... 12,212       74,005
*   Verso Corp., Class A........................................  7,342      163,873
    Westlake Chemical Corp......................................    374       26,086
    Worthington Industries, Inc................................. 13,566      544,404
                                                                        ------------
TOTAL MATERIALS.................................................          20,806,961
                                                                        ------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc....................................  2,245       53,027
    Consolidated-Tomoka Land Co.................................  1,381       85,622
*   Forestar Group, Inc.........................................  1,413       27,229
*   FRP Holdings, Inc...........................................  1,216       61,639
    Jones Lang LaSalle, Inc.....................................    325       50,235
    Newmark Group, Inc., Class A................................  7,546       64,292
*   Rafael Holdings, Inc., Class B..............................  5,162       83,624
    RE/MAX Holdings, Inc., Class A..............................  3,415      147,972
#   Realogy Holdings Corp....................................... 27,392      356,644
#*  St Joe Co. (The)............................................  4,421       75,334
*   Stratus Properties, Inc.....................................    650       17,407
*   Tejon Ranch Co..............................................  9,061      156,302
                                                                        ------------
TOTAL REAL ESTATE...............................................           1,179,327
                                                                        ------------
UTILITIES -- (0.2%)
*   AquaVenture Holdings, Ltd...................................  1,538       29,914
#   Genie Energy, Ltd., Class B.................................  2,650       23,028
    Ormat Technologies, Inc.....................................  9,366      546,600
    TerraForm Power, Inc., Class A.............................. 12,105      164,144
                                                                        ------------
TOTAL UTILITIES.................................................             763,686
                                                                        ------------
TOTAL COMMON STOCKS.............................................         344,845,963
                                                                        ------------

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                    SHARES      VALUE+
                                                                   --------- ------------
SECURITIES LENDING COLLATERAL -- (7.8%)
@(S)  The DFA Short Term Investment Fund.......................... 2,529,710 $ 29,271,275
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $352,670,880).............................................           $374,117,238
                                                                             ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
                                              ------------   ----------- -------------    ------------
Common Stocks
   Communication Services.................... $ 12,462,616            --            --    $ 12,462,616
   Consumer Discretionary....................   45,036,510   $       463            --      45,036,973
   Consumer Staples..........................   15,820,701            --            --      15,820,701
   Energy....................................   28,780,842            --            --      28,780,842
   Financials................................   95,800,627         1,316            --      95,801,943
   Health Care...............................   15,375,687            --            --      15,375,687
   Industrials...............................   68,397,440            --            --      68,397,440
   Information Technology....................   40,419,787            --            --      40,419,787
   Materials.................................   20,806,961            --            --      20,806,961
   Real Estate...............................    1,179,327            --            --       1,179,327
   Utilities.................................      763,686            --            --         763,686
Securities Lending Collateral................           --    29,271,275            --      29,271,275
                                              ------------   ----------- -------------    ------------
TOTAL........................................ $344,844,184   $29,273,054            --    $374,117,238
                                              ============   =========== =============    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMON STOCKS -- (99.1%)
COMMUNICATION SERVICES -- (9.4%)
#   Altice USA, Inc., Class A...................................  16,543 $   389,753
    AT&T, Inc................................................... 575,830  17,827,697
    CenturyLink, Inc............................................ 121,947   1,392,635
*   Charter Communications, Inc., Class A.......................  13,352   4,956,129
    Comcast Corp., Class A...................................... 359,456  15,647,120
#*  Discovery, Inc., Class A....................................  20,493     633,234
*   Discovery, Inc., Class C....................................  28,874     830,416
*   DISH Network Corp., Class A.................................  10,371     364,229
    Interpublic Group of Cos., Inc. (The).......................   7,936     182,528
*   Liberty Broadband Corp., Class A............................     600      59,034
*   Liberty Broadband Corp., Class C............................   3,821     377,171
#*  Liberty Media Corp.-Liberty Formula One, Class A............     535      20,202
*   Liberty Media Corp.-Liberty Formula One, Class C............   1,727      67,025
*   Liberty Media Corp.-Liberty SiriusXM, Class A...............   2,140      85,471
*   Liberty Media Corp.-Liberty SiriusXM, Class C...............   6,909     277,465
*   Madison Square Garden Co. (The), Class A....................     622     194,338
    News Corp., Class A.........................................  10,744     133,440
    News Corp., Class B.........................................   6,265      78,250
*   Sprint Corp.................................................  33,154     184,999
*   T-Mobile US, Inc............................................  18,560   1,354,694
    Viacom, Inc., Class B.......................................  35,626   1,029,948
    Walt Disney Co. (The).......................................   9,103   1,246,838
                                                                         -----------
TOTAL COMMUNICATION SERVICES....................................          47,332,616
                                                                         -----------
CONSUMER DISCRETIONARY -- (7.2%)
    Advance Auto Parts, Inc.....................................   4,728     786,361
    Aramark.....................................................  15,248     473,908
    Autoliv, Inc................................................   6,304     494,801
    BorgWarner, Inc.............................................  20,653     862,676
    Capri Holdings, Ltd.........................................   1,300      57,304
#*  CarMax, Inc.................................................   4,971     387,042
    Carnival Corp...............................................  24,422   1,339,791
*   Dollar Tree, Inc............................................  12,695   1,412,700
    DR Horton, Inc..............................................  50,604   2,242,263
    Foot Locker, Inc............................................   9,583     548,243
    Ford Motor Co............................................... 255,773   2,672,828
    Gap, Inc. (The).............................................  16,330     425,886
    Garmin, Ltd.................................................  12,206   1,046,542
    General Motors Co...........................................  92,225   3,592,164
    Gentex Corp.................................................  27,109     624,320
    Goodyear Tire & Rubber Co. (The)............................  15,267     293,279
#   Harley-Davidson, Inc........................................   6,273     233,544
    Hyatt Hotels Corp., Class A.................................   2,188     167,885
    Kohl's Corp.................................................  24,910   1,771,101
    Lear Corp...................................................   6,060     866,580
    Lennar Corp., Class A.......................................  19,467   1,012,868
    Lennar Corp., Class B.......................................     607      25,324
*   LKQ Corp....................................................  25,526     768,333
    Macy's, Inc.................................................  40,996     965,046
    MGM Resorts International...................................  32,476     864,836
*   Mohawk Industries, Inc......................................   9,865   1,344,106
    Newell Brands, Inc..........................................  10,577     152,097
*   Norwegian Cruise Line Holdings, Ltd.........................  26,812   1,511,929
    PulteGroup, Inc.............................................  39,397   1,239,430

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    PVH Corp....................................................   8,175 $ 1,054,493
*   Qurate Retail, Inc..........................................  46,141     786,704
    Ralph Lauren Corp...........................................   5,787     761,453
    Royal Caribbean Cruises, Ltd................................  17,135   2,072,307
    Tapestry, Inc...............................................   8,069     260,387
    Target Corp.................................................  24,624   1,906,390
    Toll Brothers, Inc..........................................   5,980     227,838
#*  Veoneer, Inc................................................   2,824      62,326
    Whirlpool Corp..............................................   7,935   1,101,537
                                                                         -----------
TOTAL CONSUMER DISCRETIONARY....................................          36,416,622
                                                                         -----------
CONSUMER STAPLES -- (5.0%)
    Archer-Daniels-Midland Co...................................  20,188     900,385
    Bunge, Ltd..................................................   9,355     490,296
    Conagra Brands, Inc.........................................   4,245     130,661
    Constellation Brands, Inc., Class A.........................   3,531     747,407
#   Coty, Inc., Class A.........................................  11,459     123,986
    Ingredion, Inc..............................................   4,331     410,362
    JM Smucker Co. (The)........................................  13,623   1,670,589
    Kraft Heinz Co. (The).......................................  13,469     447,710
    Kroger Co. (The)............................................  46,267   1,192,763
    Molson Coors Brewing Co., Class B...........................  23,693   1,520,854
    Mondelez International, Inc., Class A.......................  63,318   3,219,720
*   Post Holdings, Inc..........................................   6,680     753,370
    Seaboard Corp...............................................      12      53,947
    Tyson Foods, Inc., Class A..................................  23,525   1,764,610
*   US Foods Holding Corp.......................................  20,298     741,892
    Walgreens Boots Alliance, Inc...............................  53,539   2,868,084
    Walmart, Inc................................................  76,563   7,873,739
                                                                         -----------
TOTAL CONSUMER STAPLES..........................................          24,910,375
                                                                         -----------
ENERGY -- (14.3%)
    Anadarko Petroleum Corp.....................................  16,618   1,210,621
    Apache Corp.................................................  36,776   1,210,298
    Baker Hughes a GE Co........................................  14,996     360,204
    Chevron Corp................................................ 137,927  16,559,516
    Cimarex Energy Co...........................................   2,323     159,497
    Concho Resources, Inc.......................................  12,560   1,449,173
    ConocoPhillips..............................................  79,014   4,987,364
    Devon Energy Corp...........................................  41,038   1,318,961
    Diamondback Energy, Inc.....................................   8,510     905,379
    Exxon Mobil Corp............................................ 232,853  18,693,439
    Helmerich & Payne, Inc......................................   6,825     399,399
#   Hess Corp...................................................  17,981   1,152,942
    HollyFrontier Corp..........................................  23,175   1,106,143
    Kinder Morgan, Inc.......................................... 128,290   2,549,122
    Marathon Oil Corp...........................................  95,803   1,632,483
    Marathon Petroleum Corp.....................................  62,220   3,787,331
    Murphy Oil Corp.............................................  14,637     398,712
    National Oilwell Varco, Inc.................................  19,350     505,809
    Noble Energy, Inc...........................................  48,069   1,300,747
    Occidental Petroleum Corp...................................  53,803   3,167,921
*   Parsley Energy, Inc., Class A...............................  11,062     220,797
    Phillips 66.................................................  15,899   1,498,799
    Pioneer Natural Resources Co................................   6,438   1,071,669
    Schlumberger, Ltd...........................................  29,353   1,252,786
    Targa Resources Corp........................................  16,690     670,103
    TechnipFMC P.L.C............................................  22,952     564,390

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
*   Transocean, Ltd.............................................   8,100 $    63,666
    Valero Energy Corp..........................................  32,870   2,979,994
    Williams Cos., Inc. (The)...................................  15,702     444,838
*   WPX Energy, Inc.............................................   9,946     138,150
                                                                         -----------
TOTAL ENERGY....................................................          71,760,253
                                                                         -----------
FINANCIALS -- (23.0%)
    Aflac, Inc..................................................  36,222   1,824,864
*   Alleghany Corp..............................................     521     342,234
    Allstate Corp. (The)........................................  12,679   1,255,982
    Ally Financial, Inc.........................................  51,633   1,534,016
    American Financial Group, Inc...............................   5,612     581,010
    American International Group, Inc...........................  23,508   1,118,276
*   Arch Capital Group, Ltd.....................................  11,751     396,949
    Assurant, Inc...............................................   3,963     376,485
*   Athene Holding, Ltd., Class A...............................   6,508     293,901
    Axis Capital Holdings, Ltd..................................   1,673      95,110
    Bank of America Corp........................................ 289,707   8,859,240
    Bank of New York Mellon Corp. (The).........................  62,976   3,127,388
    BB&T Corp...................................................  36,312   1,859,174
*   Berkshire Hathaway, Inc., Class B...........................  47,502  10,294,158
    Capital One Financial Corp..................................  34,138   3,169,031
    Chubb, Ltd..................................................   9,800   1,422,960
    CIT Group, Inc..............................................   8,140     433,618
    Citigroup, Inc.............................................. 119,477   8,447,024
    Citizens Financial Group, Inc...............................  14,080     509,696
    CNA Financial Corp..........................................   3,404     157,707
    Everest Re Group, Ltd.......................................   2,530     595,815
    Fifth Third Bancorp.........................................  73,951   2,131,268
    First American Financial Corp...............................   1,273      72,637
    First Horizon National Corp.................................   2,778      41,920
    Franklin Resources, Inc.....................................     367      12,695
    Goldman Sachs Group, Inc. (The).............................  25,386   5,227,485
    Hartford Financial Services Group, Inc. (The)...............  39,107   2,045,687
    Huntington Bancshares, Inc.................................. 118,004   1,642,616
    Invesco, Ltd................................................  12,680     278,580
    Janus Henderson Group P.L.C.................................   3,700      92,759
    Jefferies Financial Group, Inc..............................   6,961     143,188
    JPMorgan Chase & Co......................................... 159,261  18,482,239
    KeyCorp.....................................................  68,807   1,207,563
    Lincoln National Corp.......................................  11,260     751,267
    Loews Corp..................................................  17,112     877,675
    M&T Bank Corp...............................................   1,901     323,303
    MetLife, Inc................................................  25,180   1,161,553
    Morgan Stanley..............................................  91,268   4,403,681
    New York Community Bancorp, Inc.............................  21,486     249,882
    Old Republic International Corp.............................  13,666     305,572
    PacWest Bancorp.............................................   6,251     247,227
    People's United Financial, Inc..............................   8,409     145,392
    PNC Financial Services Group, Inc. (The)....................  21,899   2,998,630
    Principal Financial Group, Inc..............................  29,370   1,678,789
    Prosperity Bancshares, Inc..................................   2,167     159,578
    Prudential Financial, Inc...................................  13,537   1,430,996
    Regions Financial Corp......................................  97,923   1,520,744
    Reinsurance Group of America, Inc...........................   4,352     659,372
    RenaissanceRe Holdings, Ltd.................................   2,550     396,168
    Santander Consumer USA Holdings, Inc........................  14,288     305,049
    State Street Corp...........................................   8,498     574,975
    SunTrust Banks, Inc.........................................  20,607   1,349,346

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
FINANCIALS -- (Continued)
    Synchrony Financial.........................................  19,684 $    682,444
    Synovus Financial Corp......................................   4,904      180,761
    Travelers Cos., Inc. (The)..................................  19,149    2,752,669
    Unum Group..................................................  13,893      512,930
    Voya Financial, Inc.........................................   6,430      352,943
    Wells Fargo & Co............................................ 251,699   12,184,749
    WR Berkley Corp.............................................   8,544      523,747
    Zions Bancorp NA............................................  15,492      764,220
                                                                         ------------
TOTAL FINANCIALS................................................          115,566,937
                                                                         ------------
HEALTH CARE -- (13.8%)
    Abbott Laboratories.........................................  57,952    4,610,661
    Allergan P.L.C..............................................   7,075    1,040,025
    Anthem, Inc.................................................  19,167    5,041,496
    Becton Dickinson and Co.....................................   1,565      376,758
*   Bio-Rad Laboratories, Inc., Class A.........................     754      226,901
    Cardinal Health, Inc........................................  21,056    1,025,638
*   Centene Corp................................................  26,102    1,345,819
*   Cigna Corp..................................................  25,823    4,101,725
    CVS Health Corp.............................................  90,272    4,908,991
    Danaher Corp................................................  32,152    4,258,211
*   DaVita, Inc.................................................  19,353    1,069,060
    DENTSPLY SIRONA, Inc........................................   5,350      273,545
#*  Henry Schein, Inc...........................................   3,668      234,972
    Humana, Inc.................................................   8,529    2,178,392
*   IQVIA Holdings, Inc.........................................   9,413    1,307,466
*   Jazz Pharmaceuticals P.L.C..................................   2,901      376,463
*   Laboratory Corp. of America Holdings........................  12,237    1,956,941
    McKesson Corp...............................................  12,043    1,436,128
    Medtronic P.L.C.............................................  69,631    6,183,929
*   Mylan NV....................................................  52,664    1,421,401
    PerkinElmer, Inc............................................     200       19,168
    Perrigo Co. P.L.C...........................................   8,650      414,508
    Pfizer, Inc................................................. 406,902   16,524,290
    Quest Diagnostics, Inc......................................  15,230    1,467,867
*   STERIS P.L.C................................................   3,874      507,417
*   Syneos Health, Inc..........................................   1,106       51,905
    Thermo Fisher Scientific, Inc...............................  16,736    4,643,403
*   United Therapeutics Corp....................................   3,563      365,457
    Universal Health Services, Inc., Class B....................   9,093    1,153,629
*   WellCare Health Plans, Inc..................................   1,162      300,203
    Zimmer Biomet Holdings, Inc.................................   6,119      753,616
                                                                         ------------
TOTAL HEALTH CARE...............................................           69,575,985
                                                                         ------------
INDUSTRIALS -- (10.5%)
    Acuity Brands, Inc..........................................     331       48,435
*   AECOM.......................................................   9,375      317,812
    AGCO Corp...................................................   8,813      623,784
    Alaska Air Group, Inc.......................................   8,150      504,485
    AMERCO......................................................   1,345      501,914
    Arconic, Inc................................................  37,649      808,701
    Arcosa, Inc.................................................   1,576       49,061
    Carlisle Cos., Inc..........................................   6,401      905,229
    Cummins, Inc................................................   6,850    1,139,086
    Delta Air Lines, Inc........................................  45,864    2,673,413
    Dover Corp..................................................  10,840    1,062,754
    Eaton Corp. P.L.C...........................................  31,345    2,595,993
    FedEx Corp..................................................  16,376    3,102,597

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
INDUSTRIALS -- (Continued)
    Fluor Corp..................................................  15,095 $   599,724
    Fortune Brands Home & Security, Inc.........................   6,674     352,254
    General Electric Co.........................................  92,257     938,254
*   Genesee & Wyoming, Inc., Class A............................   1,558     138,117
    Ingersoll-Rand P.L.C........................................  13,320   1,633,165
    Jacobs Engineering Group, Inc...............................   6,798     529,836
*   JetBlue Airways Corp........................................  35,732     662,829
    Johnson Controls International P.L.C........................  45,036   1,688,850
    Kansas City Southern........................................  11,873   1,462,041
    L3 Technologies, Inc........................................   6,230   1,361,753
    ManpowerGroup, Inc..........................................   7,464     716,843
    Nielsen Holdings P.L.C......................................  25,763     657,729
    Norfolk Southern Corp.......................................  19,191   3,915,348
    nVent Electric P.L.C........................................  15,571     435,209
    Oshkosh Corp................................................   7,131     588,949
    Owens Corning...............................................  13,548     694,606
    PACCAR, Inc.................................................  15,231   1,091,606
    Parker-Hannifin Corp........................................   5,299     959,543
    Pentair P.L.C...............................................  17,893     697,648
    Quanta Services, Inc........................................  13,088     531,373
    Republic Services, Inc......................................  28,633   2,371,385
*   Sensata Technologies Holding P.L.C..........................  11,759     587,244
    Snap-on, Inc................................................   5,337     898,110
    Southwest Airlines Co.......................................  29,205   1,583,787
    Stanley Black & Decker, Inc.................................  17,128   2,510,965
    Textron, Inc................................................  32,300   1,711,900
*   United Continental Holdings, Inc............................  30,813   2,738,043
*   United Rentals, Inc.........................................     956     134,720
    United Technologies Corp....................................  35,599   5,076,773
#   Wabtec Corp.................................................   5,108     378,350
#*  XPO Logistics, Inc..........................................  14,263     971,025
                                                                         -----------
TOTAL INDUSTRIALS...............................................          52,951,243
                                                                         -----------
INFORMATION TECHNOLOGY -- (10.3%)
*   Akamai Technologies, Inc....................................   4,465     357,468
    Amdocs, Ltd.................................................  11,768     648,181
    Analog Devices, Inc.........................................  10,063   1,169,723
*   Arrow Electronics, Inc......................................  11,131     940,681
    Avnet, Inc..................................................   7,787     378,526
    Broadcom, Inc...............................................   5,785   1,841,944
    Cisco Systems, Inc..........................................  91,506   5,119,761
    Corning, Inc................................................  55,013   1,752,164
    Cypress Semiconductor Corp..................................   3,217      55,268
*   Dell Technologies, Class C..................................   4,282     288,650
    Dolby Laboratories, Inc., Class A...........................     858      55,504
    DXC Technology Co...........................................  23,052   1,515,438
    Fidelity National Information Services, Inc.................  20,027   2,321,730
*   Flex, Ltd...................................................  27,933     308,380
    Hewlett Packard Enterprise Co............................... 118,663   1,876,062
    HP, Inc..................................................... 106,724   2,129,144
    Intel Corp.................................................. 358,421  18,293,808
    Jabil, Inc..................................................   1,501      45,345
    Juniper Networks, Inc.......................................  34,041     945,319
    Lam Research Corp...........................................   1,304     270,489
    Leidos Holdings, Inc........................................  16,325   1,199,561
#   Marvell Technology Group, Ltd...............................  17,533     438,676
*   Micron Technology, Inc......................................  86,728   3,647,780
    MKS Instruments, Inc........................................     295      26,848
*   ON Semiconductor Corp.......................................  31,812     733,585

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Qorvo, Inc..................................................   8,700 $    657,807
    Skyworks Solutions, Inc.....................................   4,150      365,947
    SS&C Technologies Holdings, Inc.............................   2,613      176,796
    SYNNEX Corp.................................................   1,879      202,706
*   Synopsys, Inc...............................................     651       78,823
    TE Connectivity, Ltd........................................  16,559    1,583,868
    Western Digital Corp........................................  19,236      983,344
*   Worldpay, Inc., Class A.....................................   5,700      668,097
    Xerox Corp..................................................  28,577      953,329
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................           52,030,752
                                                                         ------------
MATERIALS -- (5.0%)
    Air Products & Chemicals, Inc...............................   6,186    1,273,017
#   Albemarle Corp..............................................   9,079      681,470
*   Alcoa Corp..................................................  16,263      433,897
    Ashland Global Holdings, Inc................................   5,633      453,625
    Ball Corp...................................................  10,479      628,111
    Celanese Corp...............................................   1,603      172,948
    CF Industries Holdings, Inc.................................  24,955    1,117,485
*   Dow, Inc....................................................  16,667      945,519
    DowDuPont, Inc..............................................  51,701    1,987,903
    Eastman Chemical Co.........................................  18,227    1,437,746
    FMC Corp....................................................   3,749      296,396
    Freeport-McMoRan, Inc....................................... 115,618    1,423,258
    Huntsman Corp...............................................   9,737      216,551
#   International Flavors & Fragrances, Inc.....................     800      110,232
    International Paper Co......................................  31,606    1,479,477
    Linde P.L.C.................................................   6,235    1,123,921
    LyondellBasell Industries NV, Class A.......................   9,244      815,598
    Martin Marietta Materials, Inc..............................   4,539    1,007,204
    Mosaic Co. (The)............................................  21,306      556,300
#   Newmont Goldcorp Corp.......................................  46,634    1,448,452
    Nucor Corp..................................................  42,059    2,400,307
    Packaging Corp. of America..................................   4,021      398,722
    Reliance Steel & Aluminum Co................................   8,693      799,408
#   Royal Gold, Inc.............................................   2,190      190,661
    Sonoco Products Co..........................................   2,845      179,406
    Steel Dynamics, Inc.........................................  28,855      914,126
    Valvoline, Inc..............................................  16,013      296,240
    Vulcan Materials Co.........................................   9,441    1,190,605
    Westlake Chemical Corp......................................   5,517      384,811
    WestRock Co.................................................  17,163      658,716
                                                                         ------------
TOTAL MATERIALS.................................................           25,022,112
                                                                         ------------
REAL ESTATE -- (0.3%)
*   CBRE Group, Inc., Class A...................................  10,772      560,898
*   Howard Hughes Corp. (The)...................................     807       89,577
    Jones Lang LaSalle, Inc.....................................   5,582      862,810
                                                                         ------------
TOTAL REAL ESTATE...............................................            1,513,285
                                                                         ------------
UTILITIES -- (0.3%)
    MDU Resources Group, Inc....................................   6,027      157,606
    NRG Energy, Inc.............................................  17,305      712,447
    Vistra Energy Corp..........................................  22,141      603,342
                                                                         ------------
TOTAL UTILITIES.................................................            1,473,395
                                                                         ------------
TOTAL COMMON STOCKS.............................................          498,553,575
                                                                         ------------

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                   SHARES     VALUE+
                                                                   ------- ------------
SECURITIES LENDING COLLATERAL -- (0.9%)
@(S)  The DFA Short Term Investment Fund.......................... 400,050 $  4,628,982
                                                                           ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $407,014,647).............................................         $503,182,557
                                                                           ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1     LEVEL 2      LEVEL 3          TOTAL
                                              ------------ ---------- -------------    ------------
Common Stocks
   Communication Services.................... $ 47,332,616         --            --    $ 47,332,616
   Consumer Discretionary....................   36,416,622         --            --      36,416,622
   Consumer Staples..........................   24,910,375         --            --      24,910,375
   Energy....................................   71,760,253         --            --      71,760,253
   Financials................................  115,566,937         --            --     115,566,937
   Health Care...............................   69,575,985         --            --      69,575,985
   Industrials...............................   52,951,243         --            --      52,951,243
   Information Technology....................   52,030,752         --            --      52,030,752
   Materials.................................   25,022,112         --            --      25,022,112
   Real Estate...............................    1,513,285         --            --       1,513,285
   Utilities.................................    1,473,395         --            --       1,473,395
Securities Lending Collateral................           -- $4,628,982            --       4,628,982
                                              ------------ ---------- -------------    ------------
TOTAL........................................ $498,553,575 $4,628,982            --    $503,182,557
                                              ============ ========== =============    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
COMMON STOCKS -- (91.6%)
AUSTRALIA -- (5.5%)
    AMP, Ltd.................................................... 170,099 $   272,658
    Aurizon Holdings, Ltd.......................................  79,484     266,709
    Australia & New Zealand Banking Group, Ltd.................. 242,031   4,643,262
#   Bank of Queensland, Ltd.....................................  41,357     270,293
    Bendigo & Adelaide Bank, Ltd................................  45,980     333,967
    BlueScope Steel, Ltd........................................  71,685     681,207
    Boral, Ltd.................................................. 108,300     370,780
    Challenger, Ltd.............................................   7,788      45,084
    Crown Resorts, Ltd..........................................   8,789      82,388
    Downer EDI, Ltd.............................................  34,395     187,793
    Fortescue Metals Group, Ltd................................. 241,074   1,218,197
#   Harvey Norman Holdings, Ltd.................................  57,544     169,187
    Incitec Pivot, Ltd.......................................... 153,141     363,925
    LendLease Group.............................................  39,494     370,350
    National Australia Bank, Ltd................................  90,120   1,609,095
    Newcrest Mining, Ltd........................................  33,852     598,003
    Origin Energy, Ltd..........................................  92,720     481,826
    QBE Insurance Group, Ltd....................................  62,715     572,027
    Qube Holdings, Ltd..........................................  59,269     118,307
    Santos, Ltd................................................. 156,426     791,611
    South32, Ltd................................................ 423,270     999,688
    Star Entertainment Grp, Ltd. (The)..........................  68,502     219,342
    Suncorp Group, Ltd..........................................  81,567     763,325
    Tabcorp Holdings, Ltd.......................................  91,547     309,126
#   Westpac Banking Corp........................................  12,982     252,193
    Whitehaven Coal, Ltd........................................ 105,012     311,448
    Woodside Petroleum, Ltd.....................................  69,563   1,734,186
    WorleyParsons, Ltd..........................................  14,874     149,881
                                                                         -----------
TOTAL AUSTRALIA.................................................          18,185,858
                                                                         -----------
AUSTRIA -- (0.1%)
    Raiffeisen Bank International AG............................   8,733     232,929
    Verbund AG..................................................     607      30,142
    Voestalpine AG..............................................   5,509     177,246
                                                                         -----------
TOTAL AUSTRIA...................................................             440,317
                                                                         -----------
BELGIUM -- (0.8%)
    Ageas.......................................................  12,339     652,049
    KBC Group NV................................................  14,235   1,056,747
    Proximus SADP...............................................      95       2,661
    Solvay SA...................................................   6,973     840,775
    UCB SA......................................................     859      68,272
                                                                         -----------
TOTAL BELGIUM...................................................           2,620,504
                                                                         -----------
CANADA -- (8.0%)
    AltaGas, Ltd................................................   9,391     124,844
#   ARC Resources, Ltd..........................................  29,257     185,845
#   Bank of Montreal............................................  22,673   1,790,487
    Bank of Nova Scotia (The)...................................  46,450   2,558,096
    Bank of Nova Scotia (The)...................................   9,982     549,609
    Barrick Gold Corp...........................................  15,059     191,427
    Barrick Gold Corp...........................................  45,362     577,005
    Cameco Corp.................................................  21,467     236,996
    Canadian Imperial Bank of Commerce..........................   3,227     271,778

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CANADA -- (Continued)
    Canadian Natural Resources, Ltd.............................  86,549 $ 2,594,739
    Cenovus Energy, Inc.........................................  42,100     417,211
    Empire Co., Ltd., Class A...................................   6,745     150,034
    Encana Corp.................................................   5,076      35,161
    Encana Corp.................................................  47,818     331,379
    Fairfax Financial Holdings, Ltd.............................   2,494   1,189,346
    First Quantum Minerals, Ltd.................................  30,796     325,269
#   Genworth MI Canada, Inc.....................................   2,700      83,900
    Great-West Lifeco, Inc......................................  10,780     270,928
    Husky Energy, Inc...........................................  44,388     481,752
*   IA Financial Crop., Inc.....................................  11,174     444,891
    Imperial Oil, Ltd...........................................  19,463     565,984
*   Kinross Gold Corp........................................... 136,784     434,948
    Linamar Corp................................................   5,720     216,982
    Lundin Mining Corp..........................................  63,520     340,904
#   Magna International, Inc....................................  26,736   1,487,591
    Manulife Financial Corp.....................................   5,708     105,110
    Manulife Financial Corp.....................................  75,935   1,397,963
    Metro, Inc..................................................   2,061      74,613
    Nutrien, Ltd................................................   3,400     184,402
#   Nutrien, Ltd................................................  17,525     949,483
*   Seven Generations Energy, Ltd., Class A.....................  27,202     213,198
#*  Stars Group, Inc. (The).....................................   5,583     105,463
    Sun Life Financial, Inc.....................................  26,147   1,085,885
    Suncor Energy, Inc..........................................  45,346   1,495,398
#   Suncor Energy, Inc..........................................  75,053   2,476,749
    Teck Resources, Ltd., Class B...............................  14,790     349,740
    Teck Resources, Ltd., Class B...............................  55,838   1,320,569
    TMX Group, Ltd..............................................   3,800     242,404
    Tourmaline Oil Corp.........................................  19,704     294,597
*   Turquoise Hill Resources, Ltd...............................  38,520      57,505
    West Fraser Timber Co., Ltd.................................   4,159     214,112
    Wheaton Precious Metals Corp................................   4,534      98,078
                                                                         -----------
TOTAL CANADA....................................................          26,522,375
                                                                         -----------
DENMARK -- (1.5%)
    AP Moller - Maersk A.S., Class A............................     139     170,028
    AP Moller - Maersk A.S., Class B............................     167     215,279
    Carlsberg A.S., Class B.....................................   7,124     921,139
    Danske Bank A.S.............................................  20,535     364,984
#*  Demant A.S..................................................   3,835     121,172
*   Drilling Co. of 1972 A.S. (The).............................     612      46,983
    DSV A.S.....................................................   6,473     599,839
#   H Lundbeck A.S..............................................   7,719     325,421
    ISS A.S.....................................................  12,670     394,564
    Rockwool International A.S., Class A........................      30       7,135
    Rockwool International A.S., Class B........................     680     181,933
    Tryg A.S....................................................   3,496     106,994
    Vestas Wind Systems A.S.....................................  16,721   1,512,981
                                                                         -----------
TOTAL DENMARK...................................................           4,968,452
                                                                         -----------
FINLAND -- (0.7%)
    Fortum Oyj..................................................  27,784     589,313
    Nokia Oyj...................................................  40,233     211,409
    Stora Enso Oyj, Class R.....................................  28,397     353,642
    UPM-Kymmene Oyj.............................................  39,810   1,124,028
                                                                         -----------
TOTAL FINLAND...................................................           2,278,392
                                                                         -----------

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FRANCE -- (9.4%)
    Amundi SA...................................................   1,413 $   101,661
    Arkema SA...................................................   6,604     678,076
#   Atos SE.....................................................     552      56,917
#   AXA SA......................................................  58,603   1,562,740
    BNP Paribas SA..............................................  51,999   2,768,067
    Bollore SA..................................................  71,678     340,957
#   Bouygues SA.................................................  26,110     982,842
#   Carrefour SA................................................  57,381   1,118,358
    Cie de Saint-Gobain.........................................  39,204   1,607,362
    Cie Generale des Etablissements Michelin SCA................  19,053   2,463,753
    CNP Assurances..............................................  14,800     349,587
    Credit Agricole SA..........................................  26,596     365,217
    Electricite de France SA....................................  53,134     767,358
    Engie SA....................................................  69,337   1,029,135
    Faurecia SA.................................................     515      26,204
    Iliad SA....................................................     562      57,255
    Natixis SA..................................................  69,834     411,514
    Orange SA................................................... 110,564   1,727,955
#   Peugeot SA..................................................  69,936   1,833,643
    Renault SA..................................................  22,289   1,520,698
#   Sanofi......................................................   3,497     305,111
#   SCOR SE.....................................................   6,163     251,602
#   SES SA......................................................  13,379     227,813
#   Societe Generale SA.........................................  36,966   1,172,248
#   Total SA.................................................... 162,343   9,024,771
#   Valeo SA....................................................   6,991     254,282
                                                                         -----------
TOTAL FRANCE....................................................          31,005,126
                                                                         -----------
GERMANY -- (6.2%)
    1&1 Drillisch AG............................................   2,142      79,988
    Allianz SE..................................................     776     187,570
    BASF SE.....................................................   2,983     243,535
    Bayer AG....................................................  41,596   2,767,582
    Bayerische Motoren Werke AG.................................  29,120   2,484,181
*   Commerzbank AG..............................................  75,025     676,230
    Continental AG..............................................   1,393     231,086
    Daimler AG..................................................  86,618   5,685,257
    Deutsche Bank AG............................................  47,302     392,250
    Deutsche Bank AG............................................  47,848     396,181
    Deutsche Lufthansa AG.......................................  34,267     829,047
    Evonik Industries AG........................................  11,238     335,484
    Fraport AG Frankfurt Airport Services Worldwide.............   3,040     253,065
    Hapag-Lloyd AG..............................................   1,606      49,446
    HeidelbergCement AG.........................................  20,255   1,639,036
*   Innogy SE...................................................   6,651     288,521
    METRO AG....................................................   7,700     130,835
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen...   4,031   1,003,130
    RWE AG......................................................  39,736   1,019,230
*   Talanx AG...................................................   4,970     198,900
    Telefonica Deutschland Holding AG...........................  92,553     300,551
    Uniper SE...................................................  16,317     495,114
    Volkswagen AG...............................................   3,050     546,856
    Wacker Chemie AG............................................   1,208     106,193
                                                                         -----------
TOTAL GERMANY...................................................          20,339,268
                                                                         -----------
HONG KONG -- (3.2%)
    Bank of East Asia, Ltd. (The)...............................  28,141      88,827
    BOC Aviation, Ltd...........................................  18,500     159,016

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
HONG KONG -- (Continued)
    Cathay Pacific Airways, Ltd.................................    88,000 $   148,193
    CK Asset Holdings, Ltd......................................    63,000     506,554
    CK Hutchison Holdings, Ltd..................................   164,012   1,724,407
    Great Eagle Holdings, Ltd...................................     4,000      18,851
    Guoco Group, Ltd............................................     7,000     104,287
    Hang Lung Group, Ltd........................................    77,000     229,645
    Hang Lung Properties, Ltd...................................   120,000     282,447
    Henderson Land Development Co., Ltd.........................    62,050     382,424
    Kerry Properties, Ltd.......................................    57,000     243,981
#   Melco International Development, Ltd........................    51,000     125,323
    MTR Corp., Ltd..............................................    55,554     330,959
    New World Development Co., Ltd..............................   549,842     910,929
    NWS Holdings, Ltd...........................................   118,889     247,233
    PCCW, Ltd...................................................    53,000      31,958
    Shangri-La Asia, Ltd........................................    52,000      73,725
    Sino Land Co., Ltd..........................................   254,492     447,665
    SJM Holdings, Ltd...........................................   155,000     187,425
    Sun Hung Kai Properties, Ltd................................    95,362   1,645,790
    Swire Pacific, Ltd., Class A................................    51,500     652,168
    Swire Pacific, Ltd., Class B................................    92,500     183,462
    WH Group, Ltd...............................................   564,000     667,332
    Wharf Holdings, Ltd. (The)..................................   115,635     332,331
    Wheelock & Co., Ltd.........................................    53,000     377,700
    Xinyi Glass Holdings, Ltd...................................    86,000      98,361
    Yue Yuen Industrial Holdings, Ltd...........................    60,500     195,414
                                                                           -----------
TOTAL HONG KONG.................................................            10,396,407
                                                                           -----------
IRELAND -- (0.4%)
    AIB Group P.L.C.............................................    35,416     164,538
    Bank of Ireland Group P.L.C.................................    57,304     366,319
    CRH P.L.C., Sponsored ADR...................................    17,802     599,037
    Paddy Power Betfair P.L.C...................................     3,388     284,098
                                                                           -----------
TOTAL IRELAND...................................................             1,413,992
                                                                           -----------
ISRAEL -- (0.5%)
    Bank Hapoalim BM............................................    67,998     500,589
    Bank Leumi Le-Israel BM.....................................    51,608     353,409
*   First International Bank Of Israel, Ltd.....................     4,732     118,919
    Israel Discount Bank, Ltd., Class A.........................   136,444     532,633
                                                                           -----------
TOTAL ISRAEL....................................................             1,505,550
                                                                           -----------
ITALY -- (1.7%)
    Eni SpA.....................................................     9,656     164,549
    Fiat Chrysler Automobiles NV................................   103,842   1,600,350
    Intesa Sanpaolo SpA.........................................   621,139   1,627,394
    Mediobanca Banca di Credito Finanziario SpA.................    11,303     119,804
*   Telecom Italia SpA.......................................... 1,601,899     896,703
*   Telecom Italia SpA, Sponsored ADR...........................    18,000      99,360
#   UniCredit SpA...............................................    88,315   1,222,640
                                                                           -----------
TOTAL ITALY.....................................................             5,730,800
                                                                           -----------
JAPAN -- (20.6%)
    AGC, Inc....................................................    21,000     716,474
    Aisin Seiki Co., Ltd........................................    11,500     444,876
    Amada Holdings Co., Ltd.....................................    28,900     323,972
    Aozora Bank, Ltd............................................     6,400     156,375
    Asahi Kasei Corp............................................     7,900      81,420

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Bank of Kyoto, Ltd. (The)...................................   2,500 $  108,336
    Brother Industries, Ltd.....................................  16,000    315,919
    Canon Marketing Japan, Inc..................................   6,700    145,376
    Chiba Bank, Ltd. (The)......................................  30,300    159,148
    Chugoku Bank, Ltd. (The)....................................   4,700     45,512
#   Citizen Watch Co., Ltd......................................  31,000    174,785
    Coca-Cola Bottlers Japan Holdings, Inc......................  14,100    348,157
    Concordia Financial Group, Ltd..............................  57,500    224,486
    Cosmo Energy Holdings Co., Ltd..............................   4,700     97,058
    Credit Saison Co., Ltd......................................   9,900    126,666
    Dai Nippon Printing Co., Ltd................................   9,300    220,764
    Daicel Corp.................................................  28,800    323,097
    Daido Steel Co., Ltd........................................   2,600    106,081
    Dai-ichi Life Holdings, Inc.................................  46,300    668,332
    Daiwa Securities Group, Inc................................. 121,000    563,235
    DeNA Co., Ltd...............................................   9,600    149,921
    Denka Co., Ltd..............................................   5,400    163,055
    Denso Corp..................................................  26,100  1,140,439
    Dentsu, Inc.................................................   4,200    171,865
    DIC Corp....................................................   8,000    234,988
    Dowa Holdings Co., Ltd......................................   4,900    159,776
    Ebara Corp..................................................   9,400    289,302
    Fuji Media Holdings, Inc....................................   1,800     24,224
    FUJIFILM Holdings Corp......................................   5,100    238,253
    Fukuoka Financial Group, Inc................................   9,200    214,749
    Fukuyama Transporting Co., Ltd..............................   3,000    115,581
    Furukawa Electric Co., Ltd..................................   8,100    213,799
    Fuyo General Lease Co., Ltd.................................     200      9,989
    Glory, Ltd..................................................   2,300     58,072
    GS Yuasa Corp...............................................   5,600    112,514
    Gunma Bank, Ltd. (The)......................................  12,000     47,588
    H2O Retailing Corp..........................................   8,300    105,743
    Hachijuni Bank, Ltd. (The)..................................  15,000     60,377
    Hankyu Hanshin Holdings, Inc................................  17,800    665,489
    Haseko Corp.................................................   9,000    108,846
    Heiwa Corp..................................................   5,200    103,616
    Hiroshima Bank, Ltd. (The)..................................  12,500     67,427
    Hitachi Capital Corp........................................   6,000    139,715
#   Hitachi Chemical Co., Ltd...................................  12,900    344,067
    Hitachi Metals, Ltd.........................................  26,700    308,620
    Hitachi, Ltd................................................  63,400  2,108,571
    Honda Motor Co., Ltd........................................ 108,400  3,024,678
    Ibiden Co., Ltd.............................................  12,200    218,884
    Idemitsu Kosan Co., Ltd.....................................  14,700    477,632
    IHI Corp....................................................   1,100     26,261
    Iida Group Holdings Co., Ltd................................  14,400    244,015
    Inpex Corp..................................................  70,000    681,017
    Isetan Mitsukoshi Holdings, Ltd.............................  13,100    124,877
    ITOCHU Corp.................................................  52,600    949,085
    Itoham Yonekyu Holdings, Inc................................   9,300     58,168
    Iyo Bank, Ltd. (The)........................................  12,500     69,528
    J Front Retailing Co., Ltd..................................  24,500    299,363
    Japan Post Holdings Co., Ltd................................  27,800    311,350
    JFE Holdings, Inc...........................................  47,800    822,535
    JGC Corp....................................................   6,800     97,978
    JSR Corp....................................................  22,400    341,791
    JTEKT Corp..................................................  25,600    330,232
    JXTG Holdings, Inc.......................................... 211,827  1,030,578
    Kajima Corp.................................................  24,300    360,663

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Kamigumi Co., Ltd...........................................   6,400 $  152,887
    Kandenko Co., Ltd...........................................   8,900     75,030
    Kaneka Corp.................................................   7,200    278,025
    Kawasaki Heavy Industries, Ltd..............................  15,400    359,790
    Kinden Corp.................................................   7,000    112,470
    Kobe Steel, Ltd.............................................  31,600    241,992
    Kokuyo Co., Ltd.............................................   5,300     67,213
    Konica Minolta, Inc.........................................  47,400    475,973
    K's Holdings Corp...........................................  13,800    123,097
    Kuraray Co., Ltd............................................  35,100    471,595
    Kyocera Corp................................................   6,600    428,897
    Kyushu Financial Group, Inc.................................   5,550     22,399
    Lintec Corp.................................................   1,100     23,757
    LIXIL Group Corp............................................  28,300    369,725
    Mabuchi Motor Co., Ltd......................................   2,700    100,138
    Maeda Corp..................................................  15,800    157,350
    Maeda Road Construction Co., Ltd............................   6,100    121,049
    Marubeni Corp...............................................  65,800    471,496
    Mazda Motor Corp............................................  56,800    672,225
    Mebuki Financial Group, Inc.................................  28,540     72,765
    Medipal Holdings Corp.......................................   3,400     76,453
    Mitsubishi Chemical Holdings Corp...........................  80,300    572,511
    Mitsubishi Corp.............................................  58,800  1,619,803
    Mitsubishi Gas Chemical Co., Inc............................  16,700    250,714
    Mitsubishi Heavy Industries, Ltd............................  22,500    937,688
    Mitsubishi Logistics Corp...................................   2,599     69,559
    Mitsubishi Materials Corp...................................  11,500    299,105
    Mitsubishi Motors Corp......................................  22,300    125,227
    Mitsubishi Tanabe Pharma Corp...............................   7,000     88,110
    Mitsubishi UFJ Financial Group, Inc......................... 386,000  1,915,149
    Mitsubishi UFJ Lease & Finance Co., Ltd.....................  46,200    235,570
    Mitsui & Co., Ltd...........................................  36,100    583,903
    Mitsui Chemicals, Inc.......................................  19,900    489,180
    Mitsui Fudosan Co., Ltd.....................................   3,000     69,486
    Mitsui OSK Lines, Ltd.......................................  10,600    269,806
    Mizuho Financial Group, Inc................................. 736,200  1,149,744
    MS&AD Insurance Group Holdings, Inc.........................  16,650    517,543
    Nagase & Co., Ltd...........................................   7,600    116,140
    NEC Corp....................................................  27,000    911,872
    NGK Insulators, Ltd.........................................  19,900    295,591
    NGK Spark Plug Co., Ltd.....................................   7,700    150,135
    NH Foods, Ltd...............................................   9,700    390,923
    NHK Spring Co., Ltd.........................................  19,400    174,745
    Nikkon Holdings Co., Ltd....................................   1,000     23,598
    Nikon Corp..................................................  12,100    168,744
    Nippo Corp..................................................   5,000    101,656
    Nippon Electric Glass Co., Ltd..............................   5,900    162,126
    Nippon Express Co., Ltd.....................................   6,700    368,456
    Nippon Kayaku Co., Ltd......................................   6,000     70,509
    Nippon Paper Industries Co., Ltd............................   8,000    158,540
    Nippon Shokubai Co., Ltd....................................   3,200    222,614
    Nippon Steel Corp...........................................  52,518    939,378
    Nippon Yusen K.K............................................  14,500    247,775
    Nipro Corp..................................................   7,700     95,649
    Nishi-Nippon Financial Holdings, Inc........................   4,500     37,237
    Nissan Motor Co., Ltd....................................... 134,500  1,079,771
    Nisshinbo Holdings, Inc.....................................  12,600    112,484
    NOK Corp....................................................   9,000    144,574
    Nomura Holdings, Inc........................................ 123,700    468,355

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nomura Real Estate Holdings, Inc............................  12,900 $  274,322
    NSK, Ltd....................................................  35,700    371,054
#   NTN Corp....................................................  38,200    126,092
    Obayashi Corp...............................................  70,100    689,125
    Oji Holdings Corp...........................................  93,000    558,044
    ORIX Corp...................................................  72,600  1,028,439
    Rengo Co., Ltd..............................................  20,300    179,055
    Resona Holdings, Inc........................................  74,000    314,139
    Ricoh Co., Ltd..............................................  55,100    557,444
    Rohm Co., Ltd...............................................   5,900    435,068
    Sankyo Co., Ltd.............................................   1,800     71,088
    Sega Sammy Holdings, Inc....................................   3,400     43,066
    Seino Holdings Co., Ltd.....................................   7,900    107,547
    Sekisui House, Ltd..........................................  68,600  1,106,056
    Shimamura Co., Ltd..........................................   1,900    141,672
    Shimizu Corp................................................  58,900    504,494
*   Shinsei Bank, Ltd...........................................   5,500     76,694
    Shizuoka Bank, Ltd. (The)...................................  13,000     99,890
    Sojitz Corp.................................................  89,970    309,744
    Sompo Holdings, Inc.........................................  13,397    505,645
    Sumitomo Bakelite Co., Ltd..................................   1,400     54,646
    Sumitomo Chemical Co., Ltd.................................. 160,700    801,732
    Sumitomo Corp...............................................  48,500    695,142
    Sumitomo Electric Industries, Ltd...........................  71,600    952,687
    Sumitomo Forestry Co., Ltd..................................  11,400    156,839
    Sumitomo Heavy Industries, Ltd..............................  12,100    430,243
    Sumitomo Metal Mining Co., Ltd..............................  24,700    776,910
    Sumitomo Mitsui Financial Group, Inc........................  65,900  2,395,215
    Sumitomo Mitsui Trust Holdings, Inc.........................  11,503    401,353
    Sumitomo Osaka Cement Co., Ltd..............................   1,600     65,200
    Sumitomo Rubber Industries, Ltd.............................  17,500    215,186
    Suzuken Co., Ltd............................................   1,700     98,023
    T&D Holdings, Inc...........................................  51,000    552,386
    Taiheiyo Cement Corp........................................  12,600    406,335
    Takashimaya Co., Ltd........................................  10,999    123,675
    Takeda Pharmaceutical Co., Ltd..............................   6,467    238,643
    TDK Corp....................................................     300     26,284
    Teijin, Ltd.................................................  18,500    318,239
    THK Co., Ltd................................................   1,400     37,021
    Toda Corp...................................................  12,000     74,216
    Toho Holdings Co., Ltd......................................   4,600    107,782
    Tokai Rika Co., Ltd.........................................   3,500     60,775
    Tokio Marine Holdings, Inc..................................   1,400     70,931
    Tokyo Tatemono Co., Ltd.....................................  17,400    196,404
    Tokyu Fudosan Holdings Corp.................................  70,500    397,750
    Toppan Printing Co., Ltd....................................  10,000    162,311
    Toray Industries, Inc.......................................  46,700    319,572
    Tosoh Corp..................................................  26,000    419,214
    Toyo Seikan Group Holdings, Ltd.............................  11,800    236,604
    Toyoda Gosei Co., Ltd.......................................   6,400    133,230
    Toyota Industries Corp......................................   5,900    334,434
    Toyota Motor Corp...........................................  74,270  4,598,089
    Toyota Tsusho Corp..........................................  13,300    441,769
    TS Tech Co., Ltd............................................   4,700    141,153
    Ube Industries, Ltd.........................................  10,600    226,794
#   Universal Entertainment Corp................................   1,600     50,418
    Wacoal Holdings Corp........................................   1,800     44,456
#   Yamada Denki Co., Ltd.......................................  40,900    193,883
    Yamaguchi Financial Group, Inc..............................   6,000     44,392

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    Yamaha Motor Co., Ltd.......................................   9,900 $   204,158
    Yamato Kogyo Co., Ltd.......................................   1,600      44,424
    Yokohama Rubber Co., Ltd. (The).............................  11,900     224,229
    Zeon Corp...................................................  13,700     134,568
                                                                         -----------
TOTAL JAPAN.....................................................          67,789,579
                                                                         -----------
NETHERLANDS -- (3.2%)
#   ABN AMRO Group NV...........................................  29,120     685,842
#   Aegon NV.................................................... 122,916     641,640
    ArcelorMittal...............................................  21,499     467,727
    ArcelorMittal...............................................  33,843     739,124
    ASR Nederland NV............................................   7,071     314,617
*   Coca-Cola European Partners P.L.C...........................   1,208      64,612
#   ING Groep NV, Sponsored ADR.................................  18,092     230,854
    ING Groep NV................................................ 114,815   1,465,042
    Koninklijke Ahold Delhaize NV............................... 109,832   2,647,137
    Koninklijke DSM NV..........................................  15,964   1,825,829
    Koninklijke Philips NV......................................   2,580     110,940
    Koninklijke Vopak NV........................................   5,834     260,506
    NN Group NV.................................................  14,563     635,524
    Randstad NV.................................................   9,192     525,702
                                                                         -----------
TOTAL NETHERLANDS...............................................          10,615,096
                                                                         -----------
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd........................................  75,203     134,672
    Auckland International Airport, Ltd.........................  51,128     272,189
    EBOS Group, Ltd.............................................  10,248     146,612
#   Fletcher Building, Ltd......................................  41,420     142,705
#   Fonterra Co-operative Group, Ltd............................   4,334      12,309
    SKYCITY Entertainment Group, Ltd............................   9,716      26,477
                                                                         -----------
TOTAL NEW ZEALAND...............................................             734,964
                                                                         -----------
NORWAY -- (0.9%)
    Austevoll Seafood ASA.......................................   6,393      74,478
    DNB ASA.....................................................  55,000   1,057,606
    Equinor ASA.................................................   2,751      61,324
    Norsk Hydro ASA............................................. 156,575     674,381
    SpareBank 1 SR-Bank ASA.....................................  10,821     125,115
    Storebrand ASA..............................................  27,367     231,287
    Subsea 7 SA.................................................  23,150     294,108
    Yara International ASA......................................   7,181     324,682
                                                                         -----------
TOTAL NORWAY....................................................           2,842,981
                                                                         -----------
PORTUGAL -- (0.0%)
    EDP Renovaveis SA...........................................   7,795      77,511
                                                                         -----------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd............................................. 225,500     585,987
    City Developments, Ltd......................................  40,600     267,236
    Frasers Property, Ltd.......................................  23,600      32,296
    Golden Agri-Resources, Ltd.................................. 524,200     111,456
    Hongkong Land Holdings, Ltd.................................  42,200     294,636
    Hutchison Port Holdings Trust............................... 275,100      64,624
    Keppel Corp., Ltd........................................... 182,400     908,973
    Olam International, Ltd.....................................  53,900      78,434
    Sembcorp Industries, Ltd.................................... 112,300     219,619
    Singapore Airlines, Ltd.....................................  67,000     477,397

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                  SHARES    VALUE>>
                                                                 --------- ----------
SINGAPORE -- (Continued)
    Singapore Press Holdings, Ltd...............................    76,700 $  141,757
    United Industrial Corp., Ltd................................    13,400     31,210
    UOL Group, Ltd..............................................    23,399    130,596
    Wilmar International, Ltd...................................   128,600    343,925
    Yangzijiang Shipbuilding Holdings Ltd.......................    19,100     22,083
                                                                           ----------
TOTAL SINGAPORE.................................................            3,710,229
                                                                           ----------
SPAIN -- (2.6%)
#   Banco Bilbao Vizcaya Argentaria SA..........................    39,174    238,211
    Banco de Sabadell SA........................................   402,337    468,455
    Banco Santander SA.......................................... 1,225,865  6,214,372
    Bankia SA...................................................    48,854    135,309
    Repsol SA...................................................    89,906  1,525,586
                                                                           ----------
TOTAL SPAIN.....................................................            8,581,933
                                                                           ----------
SWEDEN -- (2.3%)
#   BillerudKorsnas AB..........................................    15,047    204,547
    Boliden AB..................................................    27,615    821,820
    Getinge AB, Class B.........................................    16,901    238,121
    Holmen AB, Class B..........................................     9,624    202,393
#   Husqvarna AB, Class B.......................................    10,631     97,065
    ICA Gruppen AB..............................................     8,130    294,180
#   Intrum AB...................................................     7,206    183,496
    Millicom International Cellular SA..........................     5,562    325,332
    Nordea Bank Abp.............................................   100,535    790,944
    Pandox AB...................................................     3,484     59,785
    Peab AB.....................................................     3,561     32,572
    Skandinaviska Enskilda Banken AB, Class A...................   102,385    977,531
#   SKF AB, Class B.............................................    23,124    429,227
    SSAB AB, Class A............................................     9,099     34,377
    SSAB AB, Class B............................................    36,937    119,115
    Svenska Cellulosa AB SCA, Class A...........................       318      3,106
    Svenska Cellulosa AB SCA, Class B...........................    40,820    356,353
#   Svenska Handelsbanken AB, Class A...........................    65,991    720,826
    Swedbank AB, Class A........................................    25,207    411,863
    Telefonaktiebolaget LM Ericsson, Class B....................    31,542    312,019
    Telia Co. AB................................................   175,120    746,103
    Trelleborg AB, Class B......................................    21,385    353,682
                                                                           ----------
TOTAL SWEDEN....................................................            7,714,457
                                                                           ----------
SWITZERLAND -- (7.9%)
    ABB, Ltd....................................................    40,198    826,821
    Adecco Group AG.............................................    18,991  1,091,136
*   Alcon, Inc..................................................    10,147    590,532
*   Alcon, Inc..................................................     4,147    238,832
    Baloise Holding AG..........................................     3,212    550,669
    Banque Cantonale Vaudoise...................................        58     45,795
    Cie Financiere Richemont SA.................................    31,128  2,275,530
    Clariant AG.................................................    24,689    507,962
    Credit Suisse Group AG......................................    50,891    676,794
    Dufry AG....................................................     3,520    344,507
#   Flughafen Zurich AG.........................................     2,343    386,240
    Helvetia Holding AG.........................................       228    144,888
#   Julius Baer Group, Ltd......................................    17,349    838,041
    LafargeHolcim, Ltd..........................................    17,735    910,469
    LafargeHolcim, Ltd..........................................     8,340    429,933
    Lonza Group AG..............................................       619    191,165
#   Novartis AG, Sponsored ADR..................................    46,089  3,789,899

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- ------------
SWITZERLAND -- (Continued)
    Novartis AG.................................................    20,736 $  1,699,109
    Swatch Group AG (The).......................................     3,070      936,930
    Swatch Group AG (The).......................................     5,580      327,427
    Swiss Life Holding AG.......................................     2,132    1,002,314
    Swiss Prime Site AG.........................................     2,133      171,289
    Swiss Re AG.................................................    10,135      975,776
    Swisscom AG.................................................     1,939      903,485
    UBS Group AG................................................   128,899    1,728,465
*   UBS Group AG................................................    61,485      826,358
#   Vifor Pharma AG.............................................     1,694      221,218
    Zurich Insurance Group AG...................................    11,124    3,545,972
                                                                           ------------
TOTAL SWITZERLAND...............................................             26,177,556
                                                                           ------------
UNITED KINGDOM -- (14.6%)
    3i Group P.L.C..............................................    72,467    1,013,989
    Anglo American P.L.C........................................   102,776    2,667,006
    Antofagasta P.L.C...........................................     5,469       65,014
    Aviva P.L.C.................................................   419,769    2,357,478
    Barclays P.L.C., Sponsored ADR..............................   185,035    1,583,900
    Barratt Developments P.L.C..................................   113,133      889,999
    BP P.L.C., Sponsored ADR....................................    89,429    3,910,726
    British American Tobacco P.L.C., Sponsored ADR..............     1,094       42,885
    British American Tobacco P.L.C..............................    66,842    2,616,792
    Glencore P.L.C..............................................   606,162    2,404,982
    GVC Holdings P.L.C..........................................    10,609       90,531
    HSBC Holdings P.L.C., Sponsored ADR.........................   125,644    5,474,309
    Investec P.L.C..............................................    57,703      366,212
    J Sainsbury P.L.C...........................................   209,983      610,050
    John Wood Group P.L.C.......................................    24,824      152,190
    Kingfisher P.L.C............................................   171,023      589,719
    Lloyds Banking Group P.L.C.................................. 2,989,405    2,444,840
#   Lloyds Banking Group P.L.C., ADR............................   492,605    1,600,966
    Melrose Industries P.L.C....................................   162,151      429,043
    Micro Focus International P.L.C.............................    12,054      302,437
    Pearson P.L.C...............................................    12,532      135,758
    Pearson P.L.C., Sponsored ADR...............................    18,039      195,543
    Phoenix Group Holdings P.L.C................................    15,950      150,767
    Royal Bank of Scotland Group P.L.C..........................    20,710       64,850
#   Royal Bank of Scotland Group P.L.C., Sponsored ADR..........    91,424      584,199
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A............    85,104    5,406,657
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B............    76,784    4,982,514
    Royal Mail P.L.C............................................    17,524       57,822
    Standard Chartered P.L.C....................................   110,235    1,007,898
    Standard Life Aberdeen P.L.C................................   175,855      640,731
    Tesco P.L.C.................................................     6,559       21,400
    Vodafone Group P.L.C........................................ 1,569,854    2,911,883
    Vodafone Group P.L.C., Sponsored ADR........................    30,486      564,597
    Wm Morrison Supermarkets P.L.C..............................   265,568      748,536
    WPP P.L.C...................................................    91,023    1,135,766
                                                                           ------------
TOTAL UNITED KINGDOM............................................             48,221,989
                                                                           ------------
UNITED STATES -- (0.2%)
    Newmont Goldcorp Corp.......................................    11,901      369,640
*   Newmont Goldcorp Corp.......................................     6,363      196,638
                                                                           ------------
TOTAL UNITED STATES.............................................                566,278
                                                                           ------------
TOTAL COMMON STOCKS.............................................            302,439,614
                                                                           ------------

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                    SHARES     VALUE>>
                                                                   --------- ------------
PREFERRED STOCKS -- (1.2%)
GERMANY -- (1.2%)
      Bayerische Motoren Werke AG.................................     4,688 $    346,634
      Porsche Automobil Holding SE................................     7,818      543,489
      Volkswagen AG...............................................    16,288    2,843,919
                                                                             ------------
TOTAL GERMANY.....................................................              3,734,042
                                                                             ------------
TOTAL INVESTMENT SECURITIES.......................................            306,173,656
                                                                             ------------

                                                                               VALUE+
                                                                             ------------
SECURITIES LENDING COLLATERAL -- (7.2%)
@(S)  The DFA Short Term Investment Fund.......................... 2,066,114   23,907,000
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $332,077,471).............................................           $330,080,656
                                                                             ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                LEVEL 1     LEVEL 2       LEVEL 3          TOTAL
                                              ----------- ------------ -------------    ------------
Common Stocks
   Australia.................................          -- $ 18,185,858            --    $ 18,185,858
   Austria...................................          --      440,317            --         440,317
   Belgium...................................          --    2,620,504            --       2,620,504
   Canada.................................... $26,522,375           --            --      26,522,375
   Denmark...................................      46,983    4,921,469            --       4,968,452
   Finland...................................          --    2,278,392            --       2,278,392
   France....................................          --   31,005,126            --      31,005,126
   Germany...................................     396,181   19,943,087            --      20,339,268
   Hong Kong.................................          --   10,396,407            --      10,396,407
   Ireland...................................     599,037      814,955            --       1,413,992
   Israel....................................          --    1,505,550            --       1,505,550
   Italy.....................................      99,360    5,631,440            --       5,730,800
   Japan.....................................          --   67,789,579            --      67,789,579
   Netherlands...............................   1,080,918    9,534,178            --      10,615,096
   New Zealand...............................          --      734,964            --         734,964
   Norway....................................          --    2,842,981            --       2,842,981
   Portugal..................................          --       77,511            --          77,511
   Singapore.................................          --    3,710,229            --       3,710,229
   Spain.....................................          --    8,581,933            --       8,581,933
   Sweden....................................          --    7,714,457            --       7,714,457
   Switzerland...............................   5,445,621   20,731,935            --      26,177,556
   United Kingdom............................  24,648,733   23,573,256            --      48,221,989
   United States.............................     566,278           --            --         566,278
Preferred Stocks
   Germany...................................          --    3,734,042            --       3,734,042
   Securities Lending Collateral.............          --   23,907,000            --      23,907,000
                                              ----------- ------------ -------------    ------------
TOTAL........................................ $59,405,486 $270,675,170            --    $330,080,656
                                              =========== ============ =============    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES  VALUE>>
                                                                 ------- --------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (6.5%)
*   3P Learning, Ltd............................................  16,910 $ 12,761
    A2B Australia, Ltd..........................................   9,538   13,458
    Accent Group, Ltd...........................................  35,134   40,017
#   Adairs, Ltd.................................................   9,893   13,082
    Adelaide Brighton, Ltd......................................  41,040  125,396
#   Ainsworth Game Technology, Ltd..............................  21,326   12,401
#*  Alkane Resources, Ltd.......................................  19,700    3,334
    Alliance Aviation Services, Ltd.............................  12,786   23,470
    ALS, Ltd....................................................  31,147  174,601
    Altium, Ltd.................................................  10,936  261,352
#   AMA Group, Ltd..............................................  51,262   41,612
#*  Amaysim Australia, Ltd......................................  25,746   11,974
    Ansell, Ltd.................................................  13,247  252,200
    AP Eagers, Ltd..............................................  10,209   62,456
    Appen, Ltd..................................................   9,645  172,771
#   ARB Corp., Ltd..............................................   6,754   86,385
    Ardent Leisure Group, Ltd...................................  45,015   40,597
    ARQ Group, Ltd..............................................  19,035   23,542
*   Asaleo Care, Ltd............................................  38,434   24,933
    AUB Group, Ltd..............................................   8,931   79,706
*   Aurelia Metals, Ltd......................................... 107,681   56,660
    Ausdrill, Ltd...............................................  90,272  104,543
    Austal, Ltd.................................................  53,523  100,804
#*  Australian Agricultural Co., Ltd............................  47,194   39,286
    Australian Finance Group, Ltd...............................  19,471   16,479
    Australian Pharmaceutical Industries, Ltd...................  52,628   53,462
    Auswide Bank, Ltd...........................................   3,989   13,844
#   Automotive Holdings Group, Ltd..............................  29,309   49,652
    Aveo Group..................................................  51,638   77,630
#   AVJennings, Ltd.............................................  30,044   11,709
#   Bank of Queensland, Ltd.....................................  44,910  293,514
    Bapcor, Ltd.................................................  27,701  111,232
    Beach Energy, Ltd........................................... 199,738  299,517
#   Bega Cheese, Ltd............................................  25,152   89,904
#*  Bellamy's Australia, Ltd....................................  12,639   96,111
#   Bingo Industries, Ltd.......................................  43,277   51,470
#   Blackmores, Ltd.............................................   1,296   84,497
#*  Blue Sky Alternative Investments, Ltd.......................   3,762      716
    Bravura Solutions, Ltd......................................  23,880   97,270
    Breville Group, Ltd.........................................  10,783  146,144
    Brickworks, Ltd.............................................   8,872  102,380
#   BWX, Ltd....................................................   5,230    7,978
    Capitol Health, Ltd.........................................  65,386   12,203
*   Cardno, Ltd.................................................  35,915   25,210
*   Carnarvon Petroleum, Ltd....................................  12,149    3,731
    carsales.com, Ltd...........................................  23,675  224,915
*   Cash Converters International, Ltd..........................  15,875    1,734
    Cedar Woods Properties, Ltd.................................   6,587   26,458
    Centuria Capital Group......................................  24,757   24,443
*   Champion Iron, Ltd..........................................  10,698   16,769
    Citadel Group, Ltd. (The)...................................   4,052   19,656
    City Chic Collective, Ltd...................................  12,807   14,684
#   Class, Ltd..................................................   7,230    8,880
    Cleanaway Waste Management, Ltd............................. 195,356  310,224
    ClearView Wealth, Ltd.......................................  24,888   12,727

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
AUSTRALIA -- (Continued)
    Clinuvel Pharmaceuticals, Ltd...............................   3,456 $ 58,349
    Clover Corp., Ltd...........................................  15,168   23,583
    Codan, Ltd..................................................  17,350   39,794
#   Collection House, Ltd.......................................  19,602   18,114
    Collins Foods, Ltd..........................................  15,075   79,259
#*  Cooper Energy, Ltd.......................................... 248,890   94,691
    Corporate Travel Management, Ltd............................   7,737  145,589
    Costa Group Holdings, Ltd...................................  30,456  121,916
#   Credit Corp. Group, Ltd.....................................   6,882  115,790
*   CSG, Ltd....................................................  19,429    2,463
    CSR, Ltd....................................................  58,905  147,975
*   CuDeco, Ltd.................................................   4,262      132
*   Dacian Gold, Ltd............................................   3,985    5,538
    Data#3, Ltd.................................................   9,441   11,858
    Decmil Group, Ltd...........................................  17,170   11,447
#   Dicker Data, Ltd............................................   5,119   15,268
#   Domain Holdings Australia, Ltd..............................  21,446   40,879
#   Domino's Pizza Enterprises, Ltd.............................   5,100  154,598
    Downer EDI, Ltd.............................................  32,252  176,092
    DuluxGroup, Ltd.............................................  38,776  266,574
    Eclipx Group, Ltd...........................................  22,128   15,843
    Elders, Ltd.................................................  13,433   57,250
*   Electro Optic Systems Holdings, Ltd.........................   6,122   11,925
    Emeco Holdings, Ltd.........................................  34,080   50,047
*   EML Payments, Ltd...........................................  11,075   15,318
#*  Energy World Corp., Ltd.....................................  50,545    2,811
    EQT Holdings, Ltd...........................................   1,961   37,760
    ERM Power, Ltd..............................................  19,540   24,022
    Estia Health, Ltd...........................................  28,335   57,749
    EVENT Hospitality and Entertainment, Ltd....................   8,362   77,256
*   FAR, Ltd.................................................... 588,845   23,206
    Fleetwood Corp., Ltd........................................   9,756   13,388
    FlexiGroup, Ltd.............................................  35,882   35,340
#   Freedom Foods Group, Ltd....................................   8,186   29,965
    G8 Education, Ltd...........................................  46,983  101,047
#*  Galaxy Resources, Ltd.......................................  39,774   41,048
#*  Gascoyne Resources, Ltd.....................................  29,553      961
    GBST Holdings, Ltd..........................................   4,021    7,211
    Genworth Mortgage Insurance Australia, Ltd..................  33,243   56,065
#*  Gold Road Resources, Ltd.................................... 121,246   80,071
    GrainCorp, Ltd., Class A....................................  27,185  172,399
    GUD Holdings, Ltd...........................................  11,742   97,846
#   GWA Group, Ltd..............................................  32,056   76,134
    Hansen Technologies, Ltd....................................  20,391   43,308
#   Harvey Norman Holdings, Ltd.................................  20,903   61,457
    Healius, Ltd................................................  58,537  128,684
    Healthscope, Ltd............................................  92,364  159,580
    Helloworld Travel, Ltd......................................   5,594   17,406
#*  Highfield Resources, Ltd....................................  21,161   11,874
#   HT&E, Ltd...................................................  38,557   47,038
#   HUB24, Ltd..................................................   4,268   45,166
    IDP Education, Ltd..........................................  11,245  123,747
    Iluka Resources, Ltd........................................  22,198  135,457
    Imdex, Ltd..................................................  48,773   35,780
#   IMF Bentham, Ltd............................................  24,631   48,005
    Independence Group NL.......................................  57,733  182,008
    Infigen Energy.............................................. 160,735   52,182
    Infomedia, Ltd..............................................  29,538   37,294
#   Inghams Group, Ltd..........................................  20,841   65,399

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
AUSTRALIA -- (Continued)
    Integral Diagnostics, Ltd...................................  15,730 $ 33,977
#   Integrated Research, Ltd....................................  11,699   20,492
#   InvoCare, Ltd...............................................  13,461  145,243
#   IOOF Holdings, Ltd..........................................  36,197  165,694
    IPH, Ltd....................................................  17,786   89,478
    IRESS, Ltd..................................................  13,990  141,404
#*  iSelect, Ltd................................................  28,342   11,993
#   iSentia Group, Ltd..........................................  23,190    3,522
    IVE Group, Ltd..............................................   8,273   12,715
    Japara Healthcare, Ltd......................................  25,811   28,030
#   JB Hi-Fi, Ltd...............................................  13,033  236,881
    Jumbo Interactive, Ltd......................................   3,461   42,007
    Jupiter Mines, Ltd..........................................  39,890    9,997
#*  Karoon Energy, Ltd..........................................  22,730   15,317
*   Kingsgate Consolidated, Ltd.................................  11,507    2,154
    Kogan.com, Ltd..............................................   3,868   15,315
#   Lifestyle Communities, Ltd..................................  11,551   42,440
    Link Administration Holdings, Ltd...........................  21,043  112,874
    Lovisa Holdings, Ltd........................................   4,906   34,898
#*  Lynas Corp., Ltd............................................  72,247  100,885
    MACA, Ltd...................................................  34,411   25,000
*   Macmahon Holdings, Ltd...................................... 161,782   22,276
*   Mayne Pharma Group, Ltd..................................... 168,566   83,315
#   McMillan Shakespeare, Ltd...................................   8,031   75,110
*   Medusa Mining, Ltd..........................................   7,354    2,074
#*  Mesoblast, Ltd..............................................  30,610   35,458
#*  Metals X, Ltd...............................................  97,453   19,271
    Metcash, Ltd................................................  98,755  199,825
#   Michael Hill International, Ltd.............................  19,759    8,920
    Mineral Resources, Ltd......................................  17,998  197,985
*   MMA Offshore, Ltd...........................................  36,820    4,540
#   MNF Group, Ltd..............................................   4,922   15,436
    Moelis Australia, Ltd.......................................   2,314    6,860
    Monadelphous Group, Ltd.....................................   9,312  124,358
    Monash IVF Group, Ltd.......................................  17,197   13,029
    Money3 Corp., Ltd...........................................   9,812   13,508
#   Mortgage Choice, Ltd........................................  10,500    6,295
    Mount Gibson Iron, Ltd...................................... 105,077   88,588
*   Myer Holdings, Ltd..........................................  91,183   45,740
    MyState, Ltd................................................  10,521   31,258
    Navigator Global Investments, Ltd...........................  15,251   43,133
    Navitas, Ltd................................................  16,439   67,053
#*  NetComm Wireless, Ltd.......................................   6,048    4,641
    New Hope Corp., Ltd.........................................  28,446   54,029
#*  NEXTDC, Ltd.................................................  36,933  166,444
    nib holdings, Ltd...........................................  45,007  182,454
#   Nick Scali, Ltd.............................................   5,776   25,761
    Nine Entertainment Co. Holdings, Ltd........................ 172,584  212,737
    NRW Holdings, Ltd...........................................  58,423  121,084
#   Nufarm, Ltd.................................................  26,921   96,189
    OFX Group, Ltd..............................................  28,697   30,974
    OM Holdings, Ltd............................................  27,595   19,867
*   Onevue Holdings, Ltd........................................  23,091    7,825
    oOh!media, Ltd..............................................  28,932   77,000
    Orora, Ltd.................................................. 120,250  256,953
    Ovato, Ltd..................................................  56,315    2,944
    OZ Minerals, Ltd............................................  37,798  266,146
    Pacific Current Group, Ltd..................................   4,475   14,919
    Pact Group Holdings, Ltd....................................  17,637   32,711

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
AUSTRALIA -- (Continued)
*   Panoramic Resources, Ltd....................................  58,920 $ 17,488
    Paragon Care, Ltd...........................................  36,572   11,344
    Peet, Ltd...................................................  32,470   23,246
    Pendal Group, Ltd...........................................  28,867  185,929
#   Perpetual, Ltd..............................................   4,479  129,308
*   Perseus Mining, Ltd......................................... 113,003   35,960
*   Pilbara Minerals, Ltd.......................................  31,495   13,561
#   Platinum Asset Management, Ltd..............................  22,517   79,132
*   Praemium, Ltd...............................................  25,426    7,986
    Premier Investments, Ltd....................................  10,542  126,918
*   Prime Media Group, Ltd......................................  30,543    5,914
    Pro Medicus, Ltd............................................   3,696   53,357
    PSC Insurance Group, Ltd....................................   4,598    8,134
    PWR Holdings, Ltd...........................................   3,365    9,330
    QMS Media, Ltd..............................................  14,186    7,102
    Qube Holdings, Ltd..........................................  65,816  131,375
*   Ramelius Resources, Ltd.....................................  40,850   21,632
    Reckon, Ltd.................................................   1,448      719
    Regis Healthcare, Ltd.......................................  16,349   39,000
    Regis Resources, Ltd........................................  48,880  165,372
    Reject Shop, Ltd. (The).....................................   1,897    3,144
#   Reliance Worldwide Corp., Ltd...............................  70,166  241,438
    Resolute Mining, Ltd........................................ 115,197   92,141
#*  Retail Food Group, Ltd......................................  14,253    2,108
    Rhipe, Ltd..................................................  13,642   23,378
    Ridley Corp., Ltd...........................................  33,330   32,390
    Salmat, Ltd.................................................   3,642    1,440
    Sandfire Resources NL.......................................  19,825   98,610
*   Saracen Mineral Holdings, Ltd...............................  92,036  181,540
    SeaLink Travel Group, Ltd...................................   8,701   24,600
    Select Harvests, Ltd........................................  14,912   67,348
*   Senex Energy, Ltd........................................... 191,723   47,948
    Servcorp, Ltd...............................................   6,297   13,690
    Service Stream, Ltd.........................................  41,543   69,141
    Seven Group Holdings, Ltd...................................   2,641   36,519
*   Seven West Media, Ltd....................................... 118,278   47,204
    SG Fleet Group, Ltd.........................................   9,631   16,644
*   Sheffield Resources, Ltd....................................  30,759   11,376
    Sigma Healthcare, Ltd....................................... 161,490   59,727
    Silver Chef, Ltd............................................   1,766    1,083
#*  Silver Lake Resources, Ltd..................................  71,080   39,556
#   Sims Metal Management, Ltd..................................  18,932  137,897
    SmartGroup Corp., Ltd.......................................   9,040   54,093
    Southern Cross Media Group, Ltd.............................  88,200   78,348
    Spark Infrastructure Group.................................. 165,844  264,555
    SpeedCast International, Ltd................................  29,981   82,004
    St Barbara, Ltd.............................................  56,275  127,125
    Star Entertainment Grp, Ltd. (The)..........................  85,129  272,582
    Steadfast Group, Ltd........................................  86,728  208,503
    Sundance Energy Australia, Ltd..............................  95,846   31,538
    Sunland Group, Ltd..........................................  14,139   16,018
#   Super Retail Group, Ltd.....................................  12,641   77,211
#*  Superloop, Ltd..............................................  23,474   28,006
#*  Syrah Resources, Ltd........................................  35,049   27,492
    Tassal Group, Ltd...........................................  28,507  102,947
#   Technology One, Ltd.........................................  22,548  139,840
#*  Thorn Group, Ltd............................................  15,487    4,803
*   Tiger Resources, Ltd........................................ 149,819        1
*   Troy Resources, Ltd.........................................   3,735      222

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
AUSTRALIA -- (Continued)
#   Villa World, Ltd............................................  12,158 $    19,230
*   Village Roadshow, Ltd.......................................  13,032      33,036
*   Virgin Australia Holdings, Ltd.............................. 130,547      16,545
    Virtus Health, Ltd..........................................  12,419      34,781
    Vita Group, Ltd.............................................  19,409      23,575
*   Vocus Group, Ltd............................................  69,381     191,131
    Webjet, Ltd.................................................  11,482     136,457
    Western Areas, Ltd..........................................  34,456      55,057
#*  Westgold Resources, Ltd.....................................  23,434      24,551
    WPP AUNZ, Ltd...............................................  38,883      15,197
                                                                         -----------
TOTAL AUSTRALIA.................................................          16,245,043
                                                                         -----------
AUSTRIA -- (1.2%)
    Agrana Beteiligungs AG......................................   2,144      48,154
#   ANDRITZ AG..................................................   5,842     278,991
    Atrium European Real Estate, Ltd............................  20,363      79,115
    Austria Technologie & Systemtechnik AG......................   2,825      56,377
    CA Immobilien Anlagen AG....................................   8,156     286,100
    DO & CO AG..................................................     994      84,013
    EVN AG......................................................   4,196      62,778
#   FACC AG.....................................................   2,374      39,024
    Flughafen Wien AG...........................................     307      13,490
#   IMMOFINANZ AG...............................................  10,232     262,410
    Kapsch TrafficCom AG........................................     757      28,021
#   Lenzing AG..................................................   1,530     171,996
    Mayr Melnhof Karton AG......................................     896     116,028
    Oberbank AG.................................................     414      44,114
    Oesterreichische Post AG....................................   3,336     129,911
    Palfinger AG................................................   2,245      73,267
#   POLYTEC Holding AG..........................................   1,603      18,534
#   Porr AG.....................................................   1,717      45,746
    Rosenbauer International AG.................................     346      17,199
    S IMMO AG...................................................   7,081     155,020
    Schoeller-Bleckmann Oilfield Equipment AG...................   1,398     130,599
#*  Semperit AG Holding.........................................   1,085      16,814
    Strabag SE..................................................   1,862      62,559
    Telekom Austria AG..........................................  18,718     140,314
    UBM Development AG..........................................     812      38,277
    UNIQA Insurance Group AG....................................  16,100     171,578
    Vienna Insurance Group AG Wiener Versicherung Gruppe........   4,924     137,108
    Wienerberger AG.............................................  10,988     252,514
*   Zumtobel Group AG...........................................   5,328      38,390
                                                                         -----------
TOTAL AUSTRIA...................................................           2,998,441
                                                                         -----------
BELGIUM -- (1.7%)
    Ackermans & van Haaren NV...................................   2,586     416,664
*   AGFA-Gevaert NV.............................................  20,629      89,244
*   Argenx SE...................................................   2,771     355,124
    Atenor......................................................     427      31,977
    Banque Nationale de Belgique................................      20      57,008
    Barco NV....................................................   1,349     239,928
#   Bekaert SA..................................................   4,826     132,085
#*  Biocartis NV................................................   3,596      46,521
#   bpost SA....................................................   6,213      74,799
#*  Celyad SA...................................................     590      12,318
    Cie d'Entreprises CFE.......................................     891      88,774
    Cie Immobiliere de Belgique SA..............................     426      28,187
    Deceuninck NV...............................................   6,500      16,635

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
BELGIUM -- (Continued)
    D'ieteren SA................................................  2,887 $  119,576
    Econocom Group SA........................................... 14,168     59,106
    Elia System Operator SA.....................................  3,200    215,982
    Euronav NV.................................................. 16,957    160,636
    EVS Broadcast Equipment SA..................................  1,783     45,585
*   Exmar NV....................................................  4,511     30,006
    Fagron......................................................  4,796     95,258
*   Galapagos NV................................................  1,916    219,304
*   Galapagos NV................................................  2,063    236,962
*   Galapagos NV (B083BK7)......................................    974    111,168
    Gimv NV.....................................................  1,642     98,743
#*  Ion Beam Applications.......................................  2,603     46,909
    Jensen-Group NV.............................................    507     19,222
    Kinepolis Group NV..........................................  1,598     95,154
    Lotus Bakeries NV...........................................     33     86,696
#*  MDxHealth...................................................  6,303      9,919
#   Melexis NV..................................................  1,773    142,485
#*  Nyrstar NV..................................................  9,456      2,397
#   Ontex Group NV..............................................  9,351    235,407
    Orange Belgium SA...........................................  4,217     88,474
*   Oxurion NV..................................................  5,542     24,743
    Picanol.....................................................    234     19,067
    Recticel SA.................................................  4,845     50,665
    Resilux.....................................................     88     14,619
    Roularta Media Group NV.....................................    455      7,231
    Sioen Industries NV.........................................    775     22,055
    Sipef NV....................................................    638     34,940
    Telenet Group Holding NV....................................  2,085    110,740
*   Tessenderlo Group SA........................................  3,602    130,257
    Van de Velde NV.............................................    716     24,193
*   Viohalco SA.................................................  9,200     34,835
                                                                        ----------
TOTAL BELGIUM...................................................         4,181,598
                                                                        ----------
CANADA -- (8.2%)
*   5N Plus, Inc................................................ 10,900     29,697
#   Absolute Software Corp......................................  7,500     49,825
#   Acadian Timber Corp.........................................    500      6,233
*   Advantage Oil & Gas, Ltd.................................... 16,781     27,808
    Aecon Group, Inc............................................  8,691    124,231
*   Africa Oil Corp............................................. 54,929     50,021
    AG Growth International, Inc................................  1,567     68,437
    AGF Management, Ltd., Class B............................... 10,933     45,211
*   Aimia, Inc.................................................. 21,900     68,494
    AirBoss of America Corp.....................................  2,200     15,535
    AKITA Drilling, Ltd., Class A...............................  1,431      3,429
*   Alacer Gold Corp............................................ 39,601    104,937
    Alamos Gold, Inc., Class A.................................. 44,808    208,035
#   Alaris Royalty Corp.........................................  5,125     69,356
#   Alcanna, Inc................................................  5,866     22,988
*   Alexco Resource Corp........................................  7,261      7,642
    Algoma Central Corp.........................................  1,600     15,729
#*  Alio Gold, Inc..............................................  5,135      3,564
    Altius Minerals Corp........................................  5,800     55,372
    Altus Group, Ltd............................................  3,800     76,754
*   Amerigo Resources, Ltd...................................... 14,600      9,045
    Andrew Peller, Ltd., Class A................................  5,900     58,176
#   ARC Resources, Ltd.......................................... 38,215    242,748
*   Argonaut Gold, Inc.......................................... 25,712     33,203
*   Aritzia, Inc................................................  4,908     71,182

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
CANADA -- (Continued)
#*  Asanko Gold, Inc............................................ 12,801 $  8,313
#*  Athabasca Oil Corp.......................................... 58,945   43,999
*   ATS Automation Tooling Systems, Inc.........................  9,114  145,925
#   AutoCanada, Inc.............................................  2,934   25,996
*   B2Gold Corp................................................. 92,114  250,276
#   Badger Daylighting, Ltd.....................................  4,309  145,349
#*  Baytex Energy Corp.......................................... 66,739  135,501
#*  Bellatrix Exploration, Ltd..................................  7,882    1,530
    Birchcliff Energy, Ltd...................................... 38,913  101,661
    Bird Construction, Inc......................................  3,138   18,551
*   Black Diamond Group, Ltd....................................  2,510    4,946
    BMTC Group, Inc.............................................    850    8,540
    Bonavista Energy Corp....................................... 44,120   34,579
#   Bonterra Energy Corp........................................  3,561   17,782
    Boralex, Inc., Class A...................................... 11,076  151,213
    Brookfield Real Estate Services, Inc........................    700    9,003
#*  Calfrac Well Services, Ltd.................................. 10,144   23,700
    Calian Group, Ltd...........................................    600   15,514
    Canaccord Genuity Group, Inc................................ 15,050   64,145
*   Canacol Energy, Ltd......................................... 18,050   53,893
    Canadian Western Bank....................................... 10,718  240,329
*   Canfor Corp.................................................  6,700   70,066
    Canfor Pulp Products, Inc...................................  3,143   34,417
#   CanWel Building Materials Group, Ltd........................  4,700   17,015
    Capital Power Corp.......................................... 12,231  275,716
*   Capstone Mining Corp........................................ 44,912   22,126
#   Cardinal Energy, Ltd........................................ 13,363   31,121
    Cascades, Inc............................................... 11,329   67,905
*   Celestica, Inc.............................................. 24,395  173,899
*   Centerra Gold, Inc.......................................... 28,068  142,887
    Cervus Equipment Corp.......................................  1,000    9,890
#   CES Energy Solutions Corp................................... 31,177   60,739
*   China Gold International Resources Corp., Ltd............... 43,400   56,692
#   Cineplex, Inc...............................................  6,952  132,948
    Clearwater Seafoods, Inc....................................  1,700    6,383
    Cogeco Communications, Inc..................................  1,895  125,848
#   Cogeco, Inc.................................................    900   55,288
    Colliers International Group, Inc...........................  3,734  239,921
    Computer Modelling Group, Ltd............................... 12,340   54,345
#*  Continental Gold, Inc....................................... 16,500   33,500
#*  Copper Mountain Mining Corp................................. 12,235    9,589
    Corby Spirit and Wine, Ltd..................................    900   11,985
*   Corridor Resources, Inc.....................................  2,900    1,559
#   Corus Entertainment, Inc., Class B.......................... 18,496  105,202
    Cott Corp................................................... 18,495  286,599
#*  Crew Energy, Inc............................................ 22,528   19,002
*   CRH Medical Corp............................................ 12,400   37,764
#*  Delphi Energy Corp.......................................... 16,088    3,603
#*  Denison Mines Corp.......................................... 76,968   41,940
*   Descartes Systems Group, Inc. (The).........................  6,875  274,548
*   Detour Gold Corp............................................ 21,900  194,529
#   DHX Media, Ltd..............................................  9,928   13,784
*   DIRTT Environmental Solutions...............................  3,400   23,425
    Dorel Industries, Inc., Class B.............................  3,700   32,562
    DREAM Unlimited Corp., Class A.............................. 10,650   59,463
*   Dundee Precious Metals, Inc................................. 18,655   58,623
*   Echelon Financial Holdings, Inc.............................    100    1,051
    ECN Capital Corp............................................ 41,322  132,322
    E-L Financial Corp., Ltd....................................    104   62,492

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
CANADA -- (Continued)
*   Eldorado Gold Corp.......................................... 26,734 $111,349
#   Element Fleet Management Corp............................... 41,890  259,839
*   Endeavour Mining Corp.......................................  6,031   85,627
#*  Endeavour Silver Corp....................................... 20,500   44,682
    Enerflex, Ltd............................................... 10,336  142,962
*   Energy Fuels, Inc...........................................  5,330   15,955
#   Enerplus Corp............................................... 23,265  212,905
    Enghouse Systems, Ltd.......................................  3,990   97,539
    Ensign Energy Services, Inc................................. 23,650   99,388
#   Equitable Group, Inc........................................  1,543   84,112
*   ERO Copper Corp.............................................  1,689   23,160
#*  Essential Energy Services Trust............................. 11,693    3,229
    Evertz Technologies, Ltd....................................  3,302   41,802
#   Exchange Income Corp........................................    943   24,988
    Exco Technologies, Ltd......................................  4,600   32,173
#   Extendicare, Inc............................................ 16,710  101,904
    Fiera Capital Corp..........................................  5,700   53,013
    Firm Capital Mortgage Investment Corp.......................  2,800   27,923
#*  First Majestic Silver Corp.................................. 18,399  113,028
*   First Mining Gold Corp...................................... 27,500    5,440
    First National Financial Corp...............................  2,280   54,732
    FirstService Corp...........................................  3,073  267,411
#*  Fission Uranium Corp........................................ 56,500   22,774
*   Fortuna Silver Mines, Inc................................... 20,248   61,967
#   Freehold Royalties, Ltd..................................... 11,649   79,996
#   Frontera Energy Corp........................................  1,620   14,426
    Gamehost, Inc...............................................  2,000   15,227
*   GDI Integrated Facility Services, Inc.......................  1,200   22,124
*   Gear Energy, Ltd............................................ 25,800   15,214
#   Genworth MI Canada, Inc.....................................  5,170  160,653
    Gibson Energy, Inc.......................................... 13,601  224,264
*   Glacier Media, Inc..........................................  1,800      873
#   Gluskin Sheff + Associates, Inc.............................  3,294   35,431
#   GMP Capital, Inc............................................  2,541    3,774
#   goeasy, Ltd.................................................  1,136   41,210
*   Golden Star Resources, Ltd..................................  9,815   40,294
*   Gran Tierra Energy, Inc..................................... 52,923  127,202
*   Great Canadian Gaming Corp..................................  9,600  368,966
#*  Great Panther Mining, Ltd................................... 13,485   11,877
    Guardian Capital Group, Ltd., Class A.......................  2,850   50,312
#*  Guyana Goldfields, Inc...................................... 20,243   14,052
*   Heroux-Devtek, Inc..........................................  6,300   71,479
#   High Liner Foods, Inc.......................................  2,300   12,876
*   Home Capital Group, Inc..................................... 10,597  149,815
    Horizon North Logistics, Inc................................ 22,417   39,824
    Hudbay Minerals, Inc........................................ 32,692  217,670
#   Hudson's Bay Co............................................. 13,927   77,447
*   IAMGOLD Corp................................................ 56,196  169,045
*   IBI Group, Inc..............................................  2,900   10,802
#*  Imperial Metals Corp........................................  5,000    9,405
*   Indigo Books & Music, Inc...................................    850    5,882
    Information Services Corp...................................    900   11,360
    Innergex Renewable Energy, Inc.............................. 11,210  118,484
*   Interfor Corp...............................................  7,200   89,751
*   International Tower Hill Mines, Ltd.........................  1,260      583
*   Intertain Group, Ltd. (The).................................    900    7,974
    Intertape Polymer Group, Inc................................  8,944  124,309
    Invesque, Inc...............................................  4,300   29,498
*   IPL Plastics, Inc...........................................  3,348   24,391

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
CANADA -- (Continued)
*   Ivanhoe Mines, Ltd., Class A................................ 69,262 $168,541
    Jamieson Wellness, Inc......................................  3,313   44,513
#   Just Energy Group, Inc...................................... 16,955   61,887
    K-Bro Linen, Inc............................................  1,500   44,372
#*  Kelt Exploration, Ltd....................................... 15,188   62,806
*   Kinaxis, Inc................................................  3,117  170,333
    Kinder Morgan Canada, Ltd...................................  3,000   33,567
    Kingsway Financial Services, Inc............................    600    1,350
*   Knight Therapeutics, Inc.................................... 14,616   79,642
    Labrador Iron Ore Royalty Corp..............................  7,000  161,977
#*  Largo Resources, Ltd........................................ 17,532   22,116
    Lassonde Industries, Inc., Class A..........................    300   38,404
#   Laurentian Bank of Canada...................................  7,200  228,087
*   Leagold Mining Corp.........................................  7,000    8,047
    Leon's Furniture, Ltd.......................................  4,500   48,772
    Linamar Corp................................................  5,605  212,619
    Lucara Diamond Corp......................................... 52,607   65,577
#*  Lundin Gold, Inc............................................  4,591   17,991
    Magellan Aerospace Corp.....................................  2,400   33,590
*   Mainstreet Equity Corp......................................    300   11,594
*   Major Drilling Group International, Inc..................... 10,973   33,745
    Maple Leaf Foods, Inc....................................... 10,364  241,829
    Martinrea International, Inc................................ 11,210  114,050
*   Maxim Power Corp............................................  1,300    1,921
#   Medical Facilities Corp.....................................  5,100   62,432
*   MEG Energy Corp............................................. 25,593  113,857
    Melcor Developments, Ltd....................................    500    5,128
    Morguard Corp...............................................    600   86,778
    Morneau Shepell, Inc........................................  5,601  116,268
#   Mountain Province Diamonds, Inc............................. 15,600   16,302
    MTY Food Group, Inc.........................................  2,800  115,683
    Mullen Group, Ltd........................................... 12,588   94,149
*   New Gold, Inc............................................... 80,270   68,904
    NFI Group, Inc..............................................  4,553  115,142
#   Norbord, Inc................................................  3,903   99,408
    North American Construction Group, Ltd......................  3,900   50,653
    North West Co., Inc. (The)..................................  5,281  111,557
#   Northland Power, Inc........................................  9,731  173,018
*   NuVista Energy, Ltd......................................... 29,960   97,504
#*  Obsidian Energy, Ltd........................................ 50,277   14,636
    OceanaGold Corp............................................. 74,728  209,731
    Osisko Gold Royalties, Ltd.................................. 12,194  137,800
#*  Osisko Mining, Inc.......................................... 12,400   25,731
#*  Painted Pony Energy, Ltd.................................... 15,407   18,171
    Pan American Silver Corp.................................... 24,798  315,782
#*  Paramount Resources, Ltd., Class A..........................  8,344   55,559
*   Parex Resources, Inc........................................ 17,840  303,881
    Park Lawn Corp..............................................  1,354   25,701
    Pason Systems, Inc..........................................  8,052  119,905
#*  Pengrowth Energy Corp....................................... 63,899   29,572
#   Peyto Exploration & Development Corp........................ 19,559   88,327
*   Photon Control, Inc.........................................  8,868    9,069
*   PHX Energy Services Corp....................................  3,600    8,895
    Pinnacle Renewable Energy, Inc..............................  2,300   20,893
    Pizza Pizza Royalty Corp....................................  6,500   51,041
*   Points International, Ltd...................................    761    9,799
    Polaris Infrastructure, Inc.................................  2,100   17,321
    Pollard Banknote, Ltd.......................................    700   11,573
#*  PolyMet Mining Corp......................................... 10,894    5,936

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
CANADA -- (Continued)
*   Precision Drilling Corp..................................... 38,590 $ 94,768
*   Premier Gold Mines, Ltd..................................... 31,724   39,782
    Premium Brands Holdings Corp................................  2,230  134,046
#*  Pretium Resources, Inc...................................... 14,200  107,796
*   Pulse Seismic, Inc..........................................  3,900    6,899
#   Quarterhill, Inc............................................ 10,900   12,123
#*  Questerre Energy Corp., Class A............................. 14,450    4,099
#*  Real Matters, Inc...........................................  3,600   15,317
    Recipe Unlimited Corp.......................................  1,100   22,169
    Reitmans Canada, Ltd., Class A..............................  4,500   11,219
    Richelieu Hardware, Ltd.....................................  5,569   86,505
    Rocky Mountain Dealerships, Inc.............................  1,300    8,937
    Rogers Sugar, Inc........................................... 12,650   58,071
*   Roxgold, Inc................................................ 35,140   22,820
    Russel Metals, Inc..........................................  8,500  149,735
*   Sabina Gold & Silver Corp................................... 36,019   28,230
*   Sandstorm Gold, Ltd......................................... 23,400  125,934
#   Savaria Corp................................................  3,300   31,776
#*  Seabridge Gold, Inc.........................................  3,400   40,860
    Secure Energy Services, Inc................................. 20,082  120,219
*   SEMAFO, Inc................................................. 48,100  127,817
*   Seven Generations Energy, Ltd., Class A.....................  8,932   70,005
    ShawCor, Ltd................................................  7,942  117,852
#   Sienna Senior Living, Inc...................................  8,177  112,795
*   Sierra Metals, Inc..........................................  5,800    8,442
#*  Sierra Wireless, Inc........................................  5,200   69,633
    Sleep Country Canada Holdings, Inc..........................  3,801   52,715
#   Sprott, Inc................................................. 25,983   58,184
*   SSR Mining, Inc............................................. 18,306  210,703
    Stantec, Inc................................................ 10,445  261,573
    Stelco Holdings, Inc........................................  3,500   39,188
#   Stella-Jones, Inc...........................................  5,365  183,212
#*  STEP Energy Services, Ltd...................................  2,700    4,676
*   Storm Resources, Ltd........................................ 15,193   23,815
*   Stornoway Diamond Corp...................................... 70,900    3,572
#   Stuart Olson, Inc...........................................  5,845   20,244
#*  SunOpta, Inc................................................  9,384   33,272
    Superior Plus Corp.......................................... 18,414  160,540
#   Surge Energy, Inc........................................... 40,298   43,616
*   Tamarack Valley Energy, Ltd................................. 25,980   53,135
*   Taseko Mines, Ltd........................................... 35,100   24,628
*   TeraGo, Inc.................................................    400    3,568
*   Teranga Gold Corp........................................... 11,800   28,626
*   Tervita Corp................................................    742    3,550
    TFI International, Inc......................................  9,351  307,116
    Tidewater Midstream and Infrastructure, Ltd................. 35,300   40,578
#   Timbercreek Financial Corp..................................  9,052   63,108
#*  TMAC Resources, Inc.........................................  1,187    3,438
    TMX Group, Ltd..............................................  1,563   99,704
    TORC Oil & Gas, Ltd......................................... 20,774   74,432
*   Torex Gold Resources, Inc................................... 10,710  102,407
    Torstar Corp., Class B......................................  4,700    2,456
    Total Energy Services, Inc..................................  6,761   49,455
    TransAlta Corp.............................................. 33,263  224,451
    TransAlta Renewables, Inc................................... 17,483  181,003
    Transcontinental, Inc., Class A............................. 13,225  158,933
    TransGlobe Energy Corp...................................... 16,572   32,409
#*  Trevali Mining Corp......................................... 49,000   12,801
#*  Trican Well Service, Ltd.................................... 49,274   51,860

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CANADA -- (Continued)
    Tricon Capital Group, Inc...................................  15,547 $   123,591
*   Trisura Group, Ltd..........................................   1,000      21,266
#   Uni-Select, Inc.............................................   6,255      66,766
#   Valener, Inc................................................   5,800     113,298
    Wajax Corp..................................................   3,913      46,412
*   Wesdome Gold Mines, Ltd.....................................  20,679      65,292
*   Western Energy Services Corp................................   4,624       1,199
#   Western Forest Products, Inc................................  51,630      72,452
#   WestJet Airlines, Ltd.......................................   1,600      22,584
#   Westshore Terminals Investment Corp.........................   3,842      60,281
    Whitecap Resources, Inc.....................................  45,699     183,860
    Winpak, Ltd.................................................   4,500     148,265
    Yamana Gold, Inc............................................ 129,415     284,004
*   Yangarra Resources, Ltd.....................................   6,942      16,063
#*  Yellow Pages, Ltd...........................................   2,040      10,598
    Zenith Capital Corp.........................................   1,300          79
                                                                         -----------
TOTAL CANADA....................................................          20,523,800
                                                                         -----------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd.................................  43,500      19,542
    China Goldjoy Group, Ltd.................................... 636,000      25,578
    Nanfang Communication Holdings, Ltd.........................  36,000      20,575
                                                                         -----------
TOTAL CHINA.....................................................              65,695
                                                                         -----------
DENMARK -- (1.8%)
*   Agat Ejendomme A.S..........................................   5,947       3,965
*   ALK-Abello A.S..............................................     728     123,843
    Alm Brand A.S...............................................   9,028      86,239
#   Ambu A.S., Class B..........................................   9,671     278,251
*   Bang & Olufsen A.S..........................................   4,667      40,632
#*  Bavarian Nordic A.S.........................................   3,307      69,472
    Brodrene Hartmann A.S.......................................     204       9,055
    Columbus A.S................................................   6,761      13,554
    D/S Norden A.S..............................................   4,596      72,906
    DFDS A.S....................................................   3,765     179,011
    FLSmidth & Co. A.S..........................................   4,390     220,652
*   H+H International A.S., Class B.............................   2,539      42,257
    IC Group A.S................................................     836       4,865
    ISS A.S.....................................................  11,286     351,464
    Jeudan A.S..................................................     228      34,430
    Jyske Bank A.S..............................................   7,680     309,769
    Matas A.S...................................................   5,259      52,253
*   Nilfisk Holding A.S.........................................   3,104     131,288
*   NKT A.S.....................................................   3,029      55,870
    NNIT A.S....................................................     995      26,245
    Pandora A.S.................................................   4,056     170,369
    Parken Sport & Entertainment A.S............................     400       6,491
    Per Aarsleff Holding A.S....................................   2,371      78,587
    Ringkjoebing Landbobank A.S.................................   2,916     188,345
    Rockwool International A.S., Class A........................     159      37,815
    Rockwool International A.S., Class B........................     664     177,652
    Royal Unibrew A.S...........................................   5,343     383,399
    RTX A.S.....................................................   1,421      34,413
    Scandinavian Tobacco Group A.S., Class A....................   4,790      56,991
    Schouw & Co., A.S...........................................   1,410     100,334
    SimCorp A.S.................................................   4,078     400,338
    Solar A.S., Class B.........................................     610      28,975
    Spar Nord Bank A.S..........................................   9,494      81,657

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
DENMARK -- (Continued)
    Sydbank A.S.................................................  7,973 $  172,247
    Tivoli A.S..................................................    244     25,600
    Topdanmark A.S..............................................  5,099    275,072
*   TORM P.L.C..................................................  3,422     27,126
    United International Enterprises............................    176     36,617
*   Vestjysk Bank A.S........................................... 72,129     35,220
*   Zealand Pharma A.S..........................................  3,739     77,150
                                                                        ----------
TOTAL DENMARK...................................................         4,500,419
                                                                        ----------
FINLAND -- (2.1%)
#   Ahlstrom-Munksjo Oyj........................................  2,420     36,391
    Aktia Bank Oyj..............................................  4,258     41,462
    Alma Media Oyj..............................................  4,469     30,642
    Asiakastieto Group Oyj......................................  1,519     45,650
    Aspo Oyj....................................................  2,685     25,609
    Atria Oyj...................................................    781      7,114
#*  BasWare Oyj.................................................    944     21,805
#   Bittium Oyj.................................................  5,377     40,709
    Cargotec Oyj, Class B.......................................  4,700    192,961
    Caverion Oyj................................................ 12,245     89,231
    Citycon Oyj.................................................  8,329     85,104
    Cramo Oyj...................................................  5,028    105,819
    Finnair Oyj.................................................  6,960     58,210
    Fiskars Oyj Abp.............................................  4,565    104,026
*   F-Secure Oyj................................................ 12,707     39,228
*   HKScan Oyj, Class A.........................................  1,550      3,846
#   Huhtamaki Oyj............................................... 10,996    420,500
    Kemira Oyj.................................................. 13,763    195,071
    Kesko Oyj, Class A..........................................    618     29,723
    Kesko Oyj, Class B..........................................  6,818    354,535
    Konecranes Oyj..............................................  7,450    311,410
    Lassila & Tikanoja Oyj......................................  3,659     59,433
    Lehto Group Oyj.............................................    783      3,718
    Metsa Board Oyj............................................. 21,016    117,562
#   Metso Oyj...................................................  9,675    362,012
    Nokian Renkaat Oyj.......................................... 11,466    384,338
    Olvi Oyj, Class A...........................................  1,579     58,493
    Oriola Oyj, Class B......................................... 16,336     42,157
    Orion Oyj, Class A..........................................  2,441     81,894
    Orion Oyj, Class B.......................................... 10,017    334,012
    Outokumpu Oyj............................................... 32,709    125,235
*   Outotec Oyj................................................. 17,384     91,835
    Pihlajalinna Oyj............................................    563      6,791
    Ponsse Oyj..................................................  1,180     39,725
*   QT Group Oyj................................................  1,063     14,864
    Raisio Oyj, Class V......................................... 17,176     57,567
    Ramirent Oyj................................................  9,515     66,835
    Rapala VMC Oyj..............................................  1,900      6,504
    Revenio Group Oyj...........................................  2,269     52,270
    Sanoma Oyj.................................................. 10,553    107,737
*   SRV Group Oyj...............................................  2,217      4,286
*   Stockmann Oyj Abp, Class A..................................  1,299      3,966
*   Stockmann Oyj Abp, Class B..................................  2,495      6,651
    Tieto Oyj...................................................  5,452    155,227
    Tikkurila Oyj...............................................  4,795     80,406
    Tokmanni Group Corp.........................................  5,903     51,692
    Uponor Oyj..................................................  7,321     87,673
    Vaisala Oyj, Class A........................................  1,838     39,838
#   Valmet Oyj.................................................. 13,710    377,669

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------ ----------
FINLAND -- (Continued)
#   YIT Oyj..................................................... 17,951 $  110,141
                                                                        ----------
TOTAL FINLAND...................................................         5,169,577
                                                                        ----------
FRANCE -- (4.3%)
    ABC arbitrage...............................................  1,829     13,510
*   Air France-KLM.............................................. 26,184    302,151
    Akka Technologies...........................................  1,377    101,128
    AKWEL.......................................................    768     14,988
#   Albioma SA..................................................  3,404     80,096
    Altamir.....................................................  1,905     33,732
    Alten SA....................................................  3,018    329,602
#   Altran Technologies SA...................................... 28,524    371,882
*   Amplitude Surgical SAS......................................  1,840      5,431
    APRIL SA....................................................  1,417     34,003
    Assystem SA.................................................  1,354     53,284
    Aubay.......................................................    936     33,380
    Axway Software SA...........................................    836     11,948
    Bastide le Confort Medical..................................    266     11,585
    Beneteau SA.................................................  3,904     49,562
    Bigben Interactive..........................................  2,306     27,601
    Boiron SA...................................................    776     41,412
    Bonduelle SCA...............................................  1,660     53,167
#*  Bourbon Corp................................................  2,220      5,209
    Burelle SA..................................................     28     29,533
#   Casino Guichard Perrachon SA................................  4,112    168,365
*   Cegedim SA..................................................    532     15,485
*   CGG SA...................................................... 82,253    148,693
    Chargeurs SA................................................  2,463     52,481
    Cie des Alpes...............................................  1,635     49,360
    Cie Plastic Omnium SA.......................................  6,434    194,933
*   Coface SA................................................... 13,486    136,031
    Derichebourg SA............................................. 16,273     70,912
    Devoteam SA.................................................    530     62,136
    Electricite de Strasbourg SA................................    132     15,582
#   Elior Group SA.............................................. 14,729    204,028
#   Elis SA..................................................... 14,638    261,238
    Eramet......................................................  1,279     89,567
#*  Erytech Pharma SA...........................................  1,201      9,563
    Esso SA Francaise...........................................    197      6,764
*   Etablissements Maurel et Prom...............................  8,900     33,645
    Euronext NV.................................................  5,979    415,434
    Europcar Mobility Group..................................... 14,904    124,331
    Eutelsat Communications SA.................................. 21,073    380,849
    Exel Industries, Class A....................................    184     13,415
*   Fnac Darty S.A..............................................  1,710    150,334
*   Fnac Darty SA (BLRZL56).....................................    648     57,077
    Gaumont SA..................................................    129     18,045
    Gaztransport Et Technigaz SA................................  2,233    202,065
    GL Events...................................................  1,343     33,097
    Groupe Crit.................................................    446     34,145
    Groupe Open.................................................    581     10,909
    Guerbet.....................................................    934     55,769
    Haulotte Group SA...........................................  1,014      9,917
    HERIGE SADCS................................................    186      5,404
*   ID Logistics Group..........................................    360     64,341
    Imerys SA...................................................  2,590    138,008
    Ingenico Group SA...........................................  6,767    571,136
    IPSOS.......................................................  4,374    126,873
    Jacquet Metal Service SA....................................  1,426     28,439

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                   SHARES VALUE>>
                                                                   ------ --------
FRANCE -- (Continued)
    Kaufman & Broad SA............................................  2,328 $ 92,886
    Korian SA.....................................................  6,500  261,651
    Lagardere SCA................................................. 10,629  289,490
*   Latecoere SACA................................................  9,654   35,297
    Laurent-Perrier...............................................    396   41,911
    Le Belier.....................................................    216    8,040
    Lectra........................................................  3,315   79,799
    Linedata Services.............................................    535   16,744
    LISI..........................................................  3,138  105,043
    LNA Sante SA..................................................    809   41,807
    Maisons du Monde SA...........................................  4,270   91,938
    Maisons France Confort SA.....................................    440   18,236
    Manitou BF SA.................................................  1,600   52,636
    Manutan International.........................................    508   38,640
    Mersen SA.....................................................  1,713   60,966
    Metropole Television SA.......................................  1,844   36,602
*   MGI Digital Graphic Technology................................    409   19,985
    Neopost SA....................................................  5,381  131,989
#   Nexans SA.....................................................  4,464  156,573
    Nexity SA.....................................................  4,436  207,491
#*  Nicox.........................................................  2,438   14,876
    NRJ Group.....................................................  2,200   17,281
    Oeneo SA......................................................  3,464   39,482
#*  Onxeo SA......................................................  4,614    4,245
*   Pierre & Vacances SA..........................................    633   12,657
    Plastivaloire.................................................  1,105   12,039
    Rallye SA.....................................................  3,323   38,705
#*  Recylex SA....................................................  1,750    9,824
    Rexel SA...................................................... 32,542  437,491
    Robertet SA...................................................    118   75,359
    Rothschild & Co...............................................  3,219  110,781
    Rubis SCA.....................................................  8,854  485,644
    Samse SA......................................................    132   20,511
    Savencia SA...................................................    669   51,001
    Seche Environnement SA........................................    288    9,784
    Societe BIC SA................................................  3,082  265,503
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco..    561   30,655
    Societe pour l'Informatique Industrielle......................  1,084   26,631
*   SOITEC........................................................  2,111  213,821
#*  Solocal Group................................................. 71,908   76,503
    Somfy SA......................................................    786   71,192
    Sopra Steria Group............................................  1,415  180,718
    SPIE SA....................................................... 14,600  281,858
*   SRP Groupe SA.................................................    992    3,121
*   Stallergenes Greer P.L.C......................................    556   22,920
    Stef SA.......................................................    521   49,346
    Sword Group...................................................    702   25,564
    Synergie SA...................................................  1,041   41,707
    Tarkett SA....................................................  4,268  103,456
*   Technicolor SA................................................ 21,143   25,375
#   Television Francaise 1........................................  4,737   51,779
#   Thermador Groupe..............................................    782   44,636
    Total Gabon...................................................     95   16,612
    Trigano SA....................................................    957   91,758
#*  Vallourec SA.................................................. 33,070   82,039
    Vetoquinol SA.................................................    354   22,240
    Vicat SA......................................................  2,211  116,927
    VIEL & Cie SA.................................................  4,347   24,385
    Vilmorin & Cie SA.............................................    883   49,136

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------ -----------
FRANCE -- (Continued)
*   Virbac SA...................................................    383 $    68,224
                                                                        -----------
TOTAL FRANCE....................................................         10,675,085
                                                                        -----------
GERMANY -- (6.4%)
    Aareal Bank AG..............................................  6,155     215,290
    ADLER Real Estate AG........................................  6,426      92,415
    ADO Properties SA...........................................  3,335     175,304
*   ADVA Optical Networking SE..................................  6,520      55,962
*   AIXTRON SE..................................................  8,383      97,058
    All for One Group AG........................................    139       7,940
    Allgeier SE.................................................    979      28,063
    Amadeus Fire AG.............................................    661      88,211
    Atoss Software AG...........................................    206      25,361
    Aurubis AG..................................................  5,011     245,019
    Axel Springer SE............................................  1,328      75,217
    Basler AG...................................................    211      38,187
    Bauer AG....................................................  2,210      55,638
    BayWa AG....................................................  1,352      39,853
    Bechtle AG..................................................  2,493     256,645
    Bertrandt AG................................................    738      57,593
    bet-at-home.com AG..........................................    393      32,473
    Bijou Brigitte AG...........................................    711      35,180
    Bilfinger SE................................................  4,751     175,694
    Borussia Dortmund GmbH & Co. KGaA...........................  9,378      90,073
    CANCOM SE...................................................  3,477     175,984
*   CECONOMY AG................................................. 16,100     108,143
    CENIT AG....................................................  1,323      20,282
    CENTROTEC Sustainable AG....................................  1,909      25,238
    Cewe Stiftung & Co. KGAA....................................    818      77,271
    comdirect bank AG...........................................  4,102      47,817
    CompuGroup Medical SE.......................................  2,769     183,748
    Corestate Capital Holding SA................................  1,975      79,342
    CropEnergies AG.............................................  3,994      26,182
    CTS Eventim AG & Co. KGaA...................................  5,995     307,899
    Delticom AG.................................................    212       1,622
    Deutsche Beteiligungs AG....................................  2,003      79,582
    Deutsche EuroShop AG........................................  4,705     141,400
    Deutsche Pfandbriefbank AG.................................. 19,103     266,733
    Deutz AG.................................................... 17,619     174,111
*   Dialog Semiconductor P.L.C..................................  9,400     365,699
    DIC Asset AG................................................  7,097      77,868
    Diebold Nixdorf AG..........................................    593      40,018
    DMG Mori AG.................................................  2,097     108,143
    Dr Hoenle AG................................................    579      36,564
    Draegerwerk AG & Co. KGaA...................................    307      14,332
    Duerr AG....................................................  4,886     220,964
    Eckert & Ziegler Strahlen- und Medizintechnik AG............    672      59,298
    EDAG Engineering Group AG...................................  1,225      19,253
    Elmos Semiconductor AG......................................  1,962      54,058
    ElringKlinger AG............................................  4,625      35,080
    Energiekontor AG............................................    790      13,537
*   Evotec SE................................................... 11,113     277,372
    Ferratum Oyj................................................    851      11,497
    Fielmann AG.................................................  2,791     198,438
    First Sensor AG.............................................    880      23,627
    Freenet AG.................................................. 15,482     363,753
    Fuchs Petrolub SE...........................................    439      17,530
    GEA Group AG................................................ 17,565     492,130
    Gerresheimer AG.............................................  3,035     228,664

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
GERMANY -- (Continued)
    Gesco AG....................................................  1,167 $ 33,801
    GFT Technologies SE.........................................  1,914   19,519
    Grand City Properties SA.................................... 12,674  298,650
    GRENKE AG...................................................    921   98,255
    H&R GmbH & Co. KGaA.........................................  1,853   15,338
    Hamburger Hafen und Logistik AG.............................  3,521   88,877
    Hapag-Lloyd AG..............................................    511   15,733
*   Heidelberger Druckmaschinen AG.............................. 28,620   53,623
    Hella GmbH & Co KGaA........................................  4,140  225,833
*   HolidayCheck Group AG.......................................  3,303   11,598
    Hornbach Baumarkt AG........................................  1,015   19,620
    Hornbach Holding AG & Co. KGaA..............................  1,203   65,219
    Hugo Boss AG................................................  6,984  488,001
    Indus Holding AG............................................  2,037  108,543
    Isra Vision AG..............................................  1,883   75,717
    IVU Traffic Technologies AG.................................  1,595   14,597
    Jenoptik AG.................................................  4,607  182,339
    K+S AG...................................................... 26,378  537,119
    Kloeckner & Co. SE..........................................  8,520   59,948
    Koenig & Bauer AG...........................................  1,558   75,742
    Krones AG...................................................  1,902  177,449
    KSB SE & Co. KGaA...........................................     31   11,506
    KWS Saat SE.................................................  1,165   79,046
    Lanxess AG..................................................  8,262  478,443
    Leifheit AG.................................................  1,697   41,464
    Leoni AG....................................................  4,291   99,225
*   LPKF Laser & Electronics AG.................................  1,227   12,132
*   Manz AG.....................................................    726   20,184
*   Medigene AG.................................................  1,273   12,669
    METRO AG....................................................  8,131  138,158
    MLP SE......................................................  7,438   37,493
    Nemetschek SE...............................................    996  184,260
    Nexus AG....................................................  1,759   50,384
*   Nordex SE................................................... 10,174  165,266
    Norma Group SE..............................................  3,611  170,742
    OHB SE......................................................  1,058   42,358
    OSRAM Licht AG.............................................. 10,845  373,014
    Paragon GmbH & Co. KGaA.....................................    263    8,331
    Patrizia Immobilien AG......................................  7,419  154,745
    Pfeiffer Vacuum Technology AG...............................  1,032  173,481
    PNE AG...................................................... 11,501   31,744
    ProSiebenSat.1 Media SE..................................... 15,249  241,065
    PSI Software AG.............................................  1,437   29,846
    QSC AG......................................................  8,683   14,655
    Rheinmetall AG..............................................  4,965  572,107
    RHOEN-KLINIKUM AG...........................................  3,484  102,802
    RIB Software SE.............................................  5,661  111,533
*   Rocket Internet SE..........................................  9,151  241,775
    S&T AG......................................................  5,640  152,384
    SAF-Holland SA..............................................  7,645   95,398
    Salzgitter AG...............................................  4,476  147,937
*   Schaltbau Holding AG........................................    369   11,717
    Scout24 AG..................................................  8,481  437,436
    Secunet Security Networks AG................................    157   19,227
*   Senvion SA..................................................  1,441    1,608
*   SGL Carbon SE...............................................  6,333   56,701
*   Shop Apotheke Europe NV.....................................  1,251   48,486
    SHW AG......................................................    529   12,265
    Siltronic AG................................................  1,830  179,794

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
    Sixt Leasing SE.............................................     1,354 $    19,633
    Sixt SE.....................................................     1,029     114,746
    SMA Solar Technology AG.....................................     2,378      54,270
    Software AG.................................................     4,278     163,266
    Stabilus SA.................................................     2,641     147,375
    STRATEC SE..................................................       656      46,259
    Stroeer SE & Co. KGaA.......................................     2,410     163,214
    Suedzucker AG...............................................     8,190     126,039
*   SUESS MicroTec SE...........................................     2,434      32,038
    Surteco Group SE............................................     1,107      31,137
    TAG Immobilien AG...........................................    14,999     337,777
    Takkt AG....................................................     5,172      81,405
    Technotrans SE..............................................     1,129      30,988
*   Tele Columbus AG............................................     3,055       6,579
    TLG Immobilien AG...........................................    10,954     322,713
*   Tom Tailor Holding SE.......................................     3,567       9,843
    Traffic Systems SE..........................................       408       6,383
    VERBIO Vereinigte BioEnergie AG.............................     5,292      45,912
    Vossloh AG..................................................     1,143      52,610
    Wacker Chemie AG............................................     1,917     168,520
    Wacker Neuson SE............................................     3,888     108,051
    Washtec AG..................................................     1,419     111,711
    Wuestenrot & Wuerttembergische AG...........................     3,125      64,136
    XING SE.....................................................       266      98,993
    Zeal Network SE.............................................     1,170      26,620
                                                                           -----------
TOTAL GERMANY...................................................            16,057,475
                                                                           -----------
HONG KONG -- (2.8%)
    Aeon Credit Service Asia Co., Ltd...........................    12,000      11,969
#   Agritrade Resources, Ltd....................................   320,000      52,133
    Allied Group, Ltd...........................................    13,600      76,635
    Allied Properties HK, Ltd...................................   219,416      50,377
    APAC Resources, Ltd.........................................     9,853       1,420
#*  Applied Development Holdings, Ltd...........................   255,000      12,605
    Asia Financial Holdings, Ltd................................    54,874      33,358
    Asia Satellite Telecommunications Holdings, Ltd.............    11,500       9,793
#   Asia Standard International Group, Ltd......................    98,940      20,197
    Asiasec Properties, Ltd.....................................    30,000      10,341
    Associated International Hotels, Ltd........................    28,000      82,103
    BOE Varitronix, Ltd.........................................    82,009      24,690
*   Bonjour Holdings, Ltd.......................................    61,600       1,580
    Bright Smart Securities & Commodities Group, Ltd............    86,000      19,885
*   Brightoil Petroleum Holdings, Ltd...........................   248,000      47,420
#*  Brockman Mining, Ltd........................................   256,330       5,648
*   Burwill Holdings, Ltd.......................................   302,000       5,355
    Cafe de Coral Holdings, Ltd.................................    42,000     103,478
#   Camsing International Holding, Ltd..........................    40,000      42,562
    Century City International Holdings, Ltd....................   183,340      16,376
    Chen Hsong Holdings.........................................    30,000      11,355
    Chevalier International Holdings, Ltd.......................     4,000       6,272
*   China Baoli Technologies Holdings, Ltd......................   145,000       3,872
*   China Energy Development Holdings, Ltd......................   162,000       3,516
    China Motor Bus Co., Ltd....................................     2,400      31,368
#   China New Higher Education Group Ltd........................    55,000      24,595
#*  China Shandong Hi-Speed Financial Group, Ltd................   642,000      29,290
#   China Star Entertainment, Ltd...............................   310,000      22,945
*   China Strategic Holdings, Ltd............................... 1,321,250      13,433
*   China Tonghai International Financial, Ltd..................   130,000       9,626
*   China Touyun Tech Group, Ltd................................   430,000       7,600

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
HONG KONG -- (Continued)
    Chinese Estates Holdings, Ltd...............................    47,000 $ 49,066
    Chong Hing Bank, Ltd........................................    21,000   39,775
    Chow Sang Sang Holdings International, Ltd..................    36,000   59,823
    Chuang's Consortium International, Ltd......................    56,000   12,772
    CITIC Telecom International Holdings, Ltd...................   154,000   63,816
    CK Life Sciences Intl Holdings, Inc.........................   352,000   20,448
*   CMIC Ocean En-Tech Holding Co., Ltd.........................    39,000    2,063
    CNQC International Holdings, Ltd............................    30,000    6,080
#*  Common Splendor International Health Industry Group, Ltd....   150,000   10,142
    Convenience Retail Asia, Ltd................................    50,000   25,507
#*  Convoy Global Holdings, Ltd.................................   516,000    2,059
*   Cosmopolitan International Holdings, Ltd....................   140,000   27,085
    Cowell e Holdings, Inc......................................    47,000   10,656
*   CP Lotus Corp...............................................   290,000    2,696
    Cross-Harbour Holdings, Ltd. (The)..........................    43,826   61,459
    CSI Properties, Ltd.........................................   859,543   48,227
*   CST Group, Ltd.............................................. 2,064,000    6,315
    Dah Sing Banking Group, Ltd.................................    38,528   73,734
    Dah Sing Financial Holdings, Ltd............................    17,806   93,534
    Dickson Concepts International, Ltd.........................    14,500    7,819
*   Digital Domain Holdings, Ltd................................ 1,060,000   16,531
*   Dingyi Group Investment, Ltd................................   155,000   10,680
*   eForce Holdings, Ltd........................................   696,000   16,278
    Emperor Capital Group, Ltd..................................   270,000   12,589
    Emperor Entertainment Hotel, Ltd............................    40,000    8,569
    Emperor International Holdings, Ltd.........................   140,333   41,939
    Emperor Watch & Jewellery, Ltd..............................   210,000    6,402
*   ENM Holdings, Ltd...........................................   144,000   16,356
#*  Esprit Holdings, Ltd........................................   257,250   52,216
    Fairwood Holdings, Ltd......................................    10,500   36,742
    Far East Consortium International, Ltd......................   161,876   76,432
#*  FIH Mobile, Ltd.............................................   347,000   51,867
    First Pacific Co., Ltd......................................   288,000  119,445
    Fountain SET Holdings, Ltd..................................    28,000    4,917
    Freeman Fintech Corp, Ltd...................................    62,000    2,695
*   Future World Financial Holdings, Ltd........................     8,383      103
    Genting Hong Kong, Ltd......................................    30,000    4,020
    Get Nice Holdings, Ltd......................................   651,000   23,248
    Giordano International, Ltd.................................   126,000   59,953
#   Global Brands Group Holding, Ltd............................    63,400    7,756
    Glorious Sun Enterprises, Ltd...............................    72,000    8,363
#*  Gold-Finance Holdings, Ltd..................................    88,000    1,761
#   Goodbaby International Holdings, Ltd........................   129,000   36,631
    Great Eagle Holdings, Ltd...................................    22,225  104,740
*   G-Resources Group, Ltd...................................... 2,577,000   24,688
#   Guotai Junan International Holdings, Ltd....................   322,400   65,075
#   Haitong International Securities Group, Ltd.................   249,191   90,396
#   Hang Lung Group, Ltd........................................    12,000   35,789
    Hanison Construction Holdings, Ltd..........................    27,198    4,683
*   Hao Tian Development Group, Ltd.............................   202,400    5,525
    Harbour Centre Development, Ltd.............................    13,500   24,785
    HKBN, Ltd...................................................    76,000  136,102
*   HKBridge Financial Holdings, Ltd............................    82,000    6,905
    HKR International, Ltd......................................   100,386   55,259
    Hong Kong Ferry Holdings Co., Ltd...........................    23,000   26,012
*   Hong Kong Finance Investment Holding Group, Ltd.............   102,000   11,842
    Hong Kong International Construction Investment Management
      Group Co., Ltd............................................   120,000   45,432
#*  Hong Kong Television Network, Ltd...........................    56,239   24,965

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  SHARES   VALUE>>
                                                                 --------- --------
HONG KONG -- (Continued)
    Hongkong & Shanghai Hotels, Ltd. (The)......................    69,000 $101,030
#   Hongkong Chinese, Ltd.......................................    90,000   13,413
    Hopewell Holdings, Ltd......................................    54,669  270,376
#   Huarong International Financial Holdings, Ltd...............    33,000    2,613
    Hung Hing Printing Group, Ltd...............................    29,815    5,169
    Hutchison Telecommunications Hong Kong Holdings, Ltd........   162,000   68,612
    IGG, Inc....................................................   107,000  135,660
*   Imagi International Holdings, Ltd...........................    22,800    6,404
    International Housewares Retail Co., Ltd....................    41,000   10,768
    IT, Ltd.....................................................    54,000   26,190
    ITC Properties Group, Ltd...................................    30,000    7,418
    Johnson Electric Holdings, Ltd..............................    32,875   77,395
    Kerry Logistics Network, Ltd................................    61,000  108,842
    Kingston Financial Group, Ltd...............................    36,000    8,456
    Kowloon Development Co., Ltd................................    41,000   55,754
#   Lai Sun Development Co., Ltd................................    30,608   47,901
    Lai Sun Garment International, Ltd..........................     9,000   13,388
*   Landing International Development, Ltd......................   133,200   42,573
    Landsea Green Group Co., Ltd................................   180,000   22,534
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd..........................................    91,000   37,233
*   Lerthai Group, Ltd..........................................    24,000   25,338
*   Leyou Technologies Holdings, Ltd............................    85,000   24,391
    Li & Fung, Ltd..............................................   594,000   98,695
    Lifestyle International Holdings, Ltd.......................    55,000   95,856
    Lippo China Resources, Ltd..................................   586,000   13,483
    Liu Chong Hing Investment, Ltd..............................    18,000   31,336
    L'Occitane International SA.................................    32,250   57,954
#   Luk Fook Holdings International, Ltd........................    38,000  136,154
    Lung Kee Bermuda Holdings...................................    26,000   11,336
    Macau Legend Development, Ltd...............................   293,000   47,073
    Magnificent Hotel Investment, Ltd...........................   336,000    8,177
    Man Wah Holdings, Ltd.......................................   151,600   77,996
*   Mason Group Holdings, Ltd................................... 2,829,598   46,177
#   Mega Expo Holdings, Ltd.....................................   130,000   73,460
*   Meilleure Health International Industry Group, Ltd..........   132,000   18,670
    Melco International Development, Ltd........................    54,000  132,695
#   Microport Scientific Corp...................................    36,000   33,925
    Midland Holdings, Ltd.......................................    43,417    9,479
    Million Hope Industries Holdings, Ltd.......................    10,879    1,012
    Ming Fai International Holdings, Ltd........................    44,000    6,342
    Miramar Hotel & Investment..................................    20,000   42,030
    Modern Dental Group, Ltd....................................    43,000    7,402
*   Mongolian Mining Corp.......................................   171,249    3,215
    Nameson Holdings, Ltd.......................................    74,000    6,688
*   New Times Energy Corp., Ltd.................................    52,200      673
*   NewOcean Energy Holdings, Ltd...............................   110,000   30,311
*   Nimble Holdings Co., Ltd....................................    28,000    2,906
*   Noble Century Investment Holdings, Ltd......................   112,000   10,295
#   OP Financial, Ltd...........................................   116,000   36,824
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.......   115,000    4,323
    Oriental Watch Holdings.....................................    56,000   16,574
#   Oshidori International Holdings, Ltd........................   700,200  110,962
*   Pacific Andes International Holdings, Ltd...................   126,000      440
#   Pacific Basin Shipping, Ltd.................................   490,000  100,676
    Pacific Textiles Holdings, Ltd..............................    78,000   66,001
    Paliburg Holdings, Ltd......................................    26,000   10,682
#*  Paradise Entertainment, Ltd.................................    40,000    6,374
    PC Partner Group, Ltd.......................................    30,000    8,247

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
HONG KONG -- (Continued)
#   Pico Far East Holdings, Ltd.................................  96,000 $   35,309
    Playmates Toys, Ltd.........................................  60,000      5,509
    Polytec Asset Holdings, Ltd.................................  99,100     14,154
    Public Financial Holdings, Ltd..............................  24,000     10,496
*   PYI Corp., Ltd.............................................. 169,839      2,535
*   Realord Group Holdings, Ltd.................................  54,000     32,902
    Regal Hotels International Holdings, Ltd....................  29,000     18,161
#   Regina Miracle International Holdings, Ltd..................  43,000     34,498
#   Sa Sa International Holdings, Ltd........................... 128,015     43,465
#   SEA Holdings, Ltd...........................................  50,046     63,918
    Shenwan Hongyuan HK, Ltd....................................  25,000      5,842
    Shun Ho Property Investments, Ltd...........................   5,544      2,019
    Shun Tak Holdings, Ltd...................................... 190,000     84,646
    Sing Tao News Corp., Ltd....................................  14,000      1,804
    Singamas Container Holdings, Ltd............................ 256,000     45,368
    SITC International Holdings Co., Ltd........................ 135,000    143,716
    SmarTone Telecommunications Holdings, Ltd...................  43,000     44,814
*   SOCAM Development, Ltd......................................   6,566      1,631
*   Solartech International Holdings, Ltd....................... 240,000      2,332
*   Solomon Systech International, Ltd..........................  58,000      1,776
    Soundwill Holdings, Ltd.....................................   4,000      5,990
*   South Shore Holdings, Ltd...................................  54,450      2,257
    Stella International Holdings, Ltd..........................  55,000     97,595
*   Summit Ascent Holdings, Ltd.................................  92,000     19,121
    Sun Hung Kai & Co., Ltd.....................................  50,464     25,167
#   SUNeVision Holdings, Ltd....................................  55,000     46,952
    TAI Cheung Holdings, Ltd....................................  37,000     39,203
    Tao Heung Holdings, Ltd.....................................  17,000      3,317
    Television Broadcasts, Ltd..................................  43,600     85,659
#   Texwinca Holdings, Ltd......................................  78,000     31,008
    TK Group Holdings, Ltd......................................  30,000     20,257
#*  TOM Group, Ltd.............................................. 244,000     56,989
#*  Town Health International Medical Group, Ltd................ 330,000     29,026
    Tradelink Electronic Commerce, Ltd..........................  58,000     10,503
    Transport International Holdings, Ltd.......................  22,800     69,615
*   Trinity, Ltd................................................  58,000      2,811
#   United Laboratories International Holdings, Ltd. (The)......  77,000     45,089
    Upbest Group, Ltd........................................... 148,000     19,836
    Value Partners Group, Ltd...................................  97,000     73,112
    Victory City International Holdings, Ltd....................  36,937        428
    Vitasoy International Holdings, Ltd.........................  14,000     70,493
#   VPower Group International Holdings, Ltd....................  35,000     12,637
#   VSTECS Holdings, Ltd........................................  89,600     49,061
    VTech Holdings, Ltd.........................................  14,400    131,568
    Wai Kee Holdings, Ltd.......................................  52,000     35,288
    Wang On Group, Ltd.......................................... 260,000      2,948
#*  We Solutions, Ltd........................................... 136,000      7,862
    Wing On Co. International, Ltd..............................  14,000     47,736
    Wing Tai Properties, Ltd....................................  56,000     42,531
#*  Yat Sing Holdings, Ltd...................................... 150,000      3,041
    YGM Trading, Ltd............................................   4,000      3,782
    YT Realty Group, Ltd........................................  16,896      5,045
                                                                         ----------
TOTAL HONG KONG.................................................          6,859,287
                                                                         ----------
IRELAND -- (0.2%)
    C&C Group P.L.C.............................................  23,420     88,756
*   Cairn Homes P.L.C...........................................   8,623     12,412
    Datalex P.L.C...............................................     874        899
    FBD Holdings P.L.C..........................................   1,308     13,032

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
IRELAND -- (Continued)
    FBD Holdings P.L.C..........................................  1,355 $ 13,729
    Glanbia P.L.C............................................... 12,529  230,427
    Irish Continental Group P.L.C...............................  6,659   37,597
    Irish Continental Group P.L.C...............................  3,760   21,198
*   Kenmare Resources P.L.C.....................................    255      642
*   Permanent TSB Group Holdings P.L.C.......................... 10,745   16,577
                                                                        --------
TOTAL IRELAND...................................................         435,269
                                                                        --------
ISRAEL -- (1.2%)
*   ADO Group, Ltd..............................................  1,623   34,038
    Afcon Holdings, Ltd.........................................    210   11,576
*   Africa Israel Properties, Ltd...............................  1,216   33,061
*   Airport City, Ltd...........................................  8,420  139,831
*   Allot, Ltd..................................................  3,228   24,223
    Alony Hetz Properties & Investments, Ltd....................  7,976   97,202
    Alrov Properties and Lodgings, Ltd..........................    854   30,675
    Amot Investments, Ltd....................................... 10,843   63,927
#*  Arko Holdings, Ltd.......................................... 23,300    9,596
    Ashtrom Properties, Ltd.....................................  2,835   14,229
    AudioCodes, Ltd.............................................  2,455   35,496
    Bayside Land Corp...........................................    103   50,528
    Bet Shemesh Engines Holdings 1997, Ltd......................    515   13,070
    Big Shopping Centers, Ltd...................................    632   44,258
    Blue Square Real Estate, Ltd................................    808   31,988
*   Brack Capital Properties NV.................................    328   34,635
    Camtek, Ltd.................................................  1,575   16,378
    Carasso Motors, Ltd.........................................  2,404   11,584
*   Cellcom Israel, Ltd.........................................  7,200   30,148
*   Clal Biotechnology Industries, Ltd..........................  4,323    3,522
*   Clal Insurance Enterprises Holdings, Ltd....................  3,002   41,677
*   Compugen, Ltd...............................................  6,673   23,138
    Danel Adir Yeoshua, Ltd.....................................    447   26,115
    Delek Automotive Systems, Ltd...............................  4,148   18,684
    Delek Group, Ltd............................................    202   38,468
    Delta-Galil Industries, Ltd.................................  1,324   39,995
    Dexia Israel Bank, Ltd......................................     56   11,056
#   Direct Insurance Financial Investments, Ltd.................  1,815   20,428
*   El Al Israel Airlines....................................... 28,107    7,070
    Electra Consumer Products 1970, Ltd.........................    515    6,799
    Electra, Ltd................................................    177   48,478
*   Energix-Renewable Energies, Ltd............................. 10,863   19,200
#*  Enlight Renewable Energy, Ltd............................... 62,108   40,494
*   Equital, Ltd................................................  2,435   72,617
*   First International Bank Of Israel, Ltd.....................  2,702   67,904
    FMS Enterprises Migun, Ltd..................................    266    7,343
    Formula Systems 1985, Ltd...................................  1,241   59,272
    Fox Wizel, Ltd..............................................  1,280   36,086
    Gilat Satellite Networks, Ltd...............................  4,321   38,574
    Hadera Paper, Ltd...........................................    335   23,993
    Hamlet Israel-Canada, Ltd...................................    463   10,122
    Harel Insurance Investments & Financial Services, Ltd....... 12,315   92,318
    Hilan, Ltd..................................................  1,842   50,827
    IDI Insurance Co., Ltd......................................    657   30,696
    IES Holdings, Ltd...........................................    230   11,643
*   Industrial Buildings Corp., Ltd............................. 20,310   35,211
    Inrom Construction Industries, Ltd..........................  8,372   30,717
#*  Intercure, Ltd..............................................  4,205   11,879
    Isras Investment Co., Ltd...................................    192   27,826
*   Kamada, Ltd.................................................  3,545   20,700

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ISRAEL -- (Continued)
    Kenon Holdings, Ltd.........................................   1,743 $   34,218
    Kerur Holdings, Ltd.........................................     357      9,379
    Magic Software Enterprises, Ltd.............................   2,800     27,254
    Matrix IT, Ltd..............................................   3,427     45,677
    Maytronics, Ltd.............................................   8,492     57,675
    Mediterranean Towers, Ltd...................................  10,111     19,200
    Mega Or Holdings, Ltd.......................................   2,038     26,736
    Melisron, Ltd...............................................   1,608     81,262
    Menora Mivtachim Holdings, Ltd..............................   3,053     39,300
    Migdal Insurance & Financial Holding, Ltd...................  44,849     46,543
    Naphtha Israel Petroleum Corp., Ltd.........................   4,099     24,903
    Neto ME Holdings, Ltd.......................................      95      8,109
*   Nova Measuring Instruments, Ltd.............................   2,529     70,790
*   Oil Refineries, Ltd......................................... 185,138     90,948
    One Software Technologies, Ltd..............................     535     25,140
    OPC Energy, Ltd.............................................   2,662     17,825
*   Partner Communications Co., Ltd.............................  10,429     47,154
    Paz Oil Co., Ltd............................................   1,048    152,783
    Phoenix Holdings, Ltd. (The)................................  10,796     61,630
    Plasson Industries, Ltd.....................................     283     12,017
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........     700     36,580
*   Redhill Biopharma, Ltd......................................  26,767     21,071
    Scope Metals Group, Ltd.....................................     872     23,283
    Shapir Engineering and Industry, Ltd........................   9,594     34,569
*   Shikun & Binui, Ltd.........................................  22,660     58,621
    Shufersal, Ltd..............................................  14,411     95,830
    Summit Real Estate Holdings, Ltd............................   4,648     42,343
    YH Dimri Construction & Development, Ltd....................     721     13,374
                                                                         ----------
TOTAL ISRAEL....................................................          2,923,509
                                                                         ----------
ITALY -- (3.9%)
    A2A SpA..................................................... 111,248    186,189
    ACEA SpA....................................................   7,126    129,589
*   Aeffe SpA...................................................   3,833     12,690
    Amplifon SpA................................................   8,429    162,156
    Anima Holding SpA...........................................  26,423    105,307
    Aquafil SpA.................................................   1,320     14,350
*   Arnoldo Mondadori Editore SpA...............................  28,311     54,246
    Ascopiave SpA...............................................  10,073     43,360
    Autogrill SpA...............................................  16,142    156,866
    Avio SpA....................................................   1,784     25,315
    Azimut Holding SpA..........................................  13,568    274,367
#*  Banca Carige SpA............................................  13,880         17
    Banca Farmafactoring SpA....................................  13,300     78,544
    Banca Generali SpA..........................................   6,768    191,229
    Banca IFIS SpA..............................................   2,374     41,003
    Banca Mediolanum SpA........................................   2,042     14,998
    Banca Popolare di Sondrio SCPA..............................  59,679    162,466
    Banca Profilo SpA...........................................  12,870      2,417
    Banca Sistema SpA...........................................   3,568      6,718
*   Banco BPM SpA............................................... 205,939    490,241
    Banco di Desio e della Brianza SpA..........................   5,000     11,415
    BasicNet SpA................................................   1,940     11,875
*   BF SpA......................................................   7,534     21,978
    Biesse SpA..................................................   1,304     29,058
    BPER Banca..................................................  55,703    267,813
    Brembo SpA..................................................  18,041    237,315
    Brunello Cucinelli SpA......................................   3,394    123,392
#   Buzzi Unicem SpA............................................  10,037    223,781

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES  VALUE>>
                                                                 ------- --------
ITALY -- (Continued)
    Cairo Communication SpA.....................................  12,430 $ 51,307
#   Carraro SpA.................................................   2,536    6,725
    Cementir Holding SpA........................................   6,965   50,578
    Cerved Group SpA............................................  22,191  216,876
    CIR-Compagnie Industriali Riunite SpA.......................  63,037   77,608
    Credito Emiliano SpA........................................  11,213   64,059
*   Credito Valtellinese SpA.................................... 912,608   73,485
    Danieli & C Officine Meccaniche SpA.........................   1,716   34,967
    Datalogic SpA...............................................   2,311   54,846
    De' Longhi SpA..............................................   8,055  206,472
    DeA Capital SpA.............................................  11,197   19,493
    DiaSorin SpA................................................   2,331  227,871
    doBank SpA..................................................   2,360   33,333
    El.En. SpA..................................................   1,340   27,227
    Emak SpA....................................................   6,798   10,374
    Enav SpA....................................................  25,524  139,384
    ERG SpA.....................................................   5,465  100,956
    Esprinet SpA................................................   2,060    8,399
#*  Eurotech SpA................................................   5,018   21,437
    Falck Renewables SpA........................................  24,106   86,255
*   Fiera Milano SpA............................................   4,851   25,482
#   Fila SpA....................................................   2,900   45,047
*   Fincantieri SpA.............................................  58,307   71,399
    FNM SpA.....................................................  21,790   12,454
*   GEDI Gruppo Editoriale SpA..................................   7,849    3,033
#   Geox SpA....................................................   8,460   15,768
    Gruppo MutuiOnline SpA......................................   3,477   67,267
    Hera SpA.................................................... 102,323  364,242
#   IMA Industria Macchine Automatiche SpA......................   1,976  155,384
*   IMMSI SpA...................................................   8,658    5,140
    Infrastrutture Wireless Italiane SpA........................   6,727   55,760
*   Intek Group SpA.............................................  17,854    6,418
    Interpump Group SpA.........................................   7,810  293,689
    Iren SpA....................................................  69,654  162,911
    Italgas SpA.................................................  59,473  371,498
    Italmobiliare SpA...........................................   1,450   32,284
    IVS Group SA................................................   1,842   22,222
#*  Juventus Football Club SpA..................................  44,278   62,714
    La Doria SpA................................................   1,865   17,014
    Leonardo SpA................................................  11,294  130,613
    LU-VE SpA...................................................     796   10,536
    Maire Tecnimont SpA.........................................  20,289   72,599
    MARR SpA....................................................   4,048   98,322
    Massimo Zanetti Beverage Group SpA..........................   1,475   10,159
#*  Mediaset SpA................................................  41,897  139,479
*   Openjobmetis SpA agenzia per il lavoro......................     845    7,104
#*  OVS SpA.....................................................  16,480   34,390
    Piaggio & C SpA.............................................  30,934   85,472
    Prima Industrie SpA.........................................     444   10,053
    RAI Way SpA.................................................  10,541   55,477
    Reno de Medici SpA..........................................  26,327   20,851
    Reply SpA...................................................   1,920  125,153
#   Retelit SpA.................................................  23,036   39,395
*   Rizzoli Corriere Della Sera Mediagroup SpA..................  22,611   32,876
    Sabaf SpA...................................................   1,277   22,428
    SAES Getters SpA............................................   1,231   29,808
#*  Safilo Group SpA............................................   2,996    3,173
*   Saipem SpA..................................................  71,737  363,886
    Salini Impregilo SpA........................................  21,276   44,429

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ITALY -- (Continued)
    Salvatore Ferragamo SpA.....................................   5,030 $  114,120
    Saras SpA...................................................  73,078    130,561
    Sesa SpA....................................................     768     23,911
    Societa Cattolica di Assicurazioni SC.......................  23,798    221,726
    Societa Iniziative Autostradali e Servizi SpA...............  10,288    169,633
#*  Sogefi SpA..................................................   3,015      4,784
    SOL SpA.....................................................   3,646     49,041
    Tamburi Investment Partners SpA.............................  15,032    107,151
    Technogym SpA...............................................  11,973    146,923
*   Tinexta S.p.A...............................................   3,403     43,350
#*  Tiscali SpA................................................. 110,959      1,820
    Tod's SpA...................................................   1,112     54,687
#*  TREVI--Finanziaria Industriale SpA..........................   6,018      2,029
    Unieuro SpA.................................................     837     13,832
#   Unione di Banche Italiane SpA............................... 107,663    336,111
    Unipol Gruppo SpA...........................................  58,053    295,730
#   UnipolSai Assicurazioni SpA.................................  46,134    126,417
    Zignago Vetro SpA...........................................   4,262     54,371
                                                                         ----------
TOTAL ITALY.....................................................          9,612,473
                                                                         ----------
JAPAN -- (21.2%)
    77 Bank, Ltd. (The).........................................   7,300    104,755
    A&D Co., Ltd................................................   3,000     24,597
    Abist Co., Ltd..............................................     500     14,247
    Access Co., Ltd.............................................   4,800     38,699
    Achilles Corp...............................................   2,500     44,339
    Adastria Co., Ltd...........................................   3,140     77,207
    ADEKA Corp..................................................   7,700    115,681
    Ad-sol Nissin Corp..........................................   1,200     18,111
    Advan Co., Ltd..............................................   4,100     38,231
    Advance Create Co., Ltd.....................................     700     11,553
#   Adventure, Inc..............................................     300     12,299
    Aeon Delight Co., Ltd.......................................   1,100     37,036
    Aeon Fantasy Co., Ltd.......................................     800     19,126
    Aeon Hokkaido Corp..........................................   1,400      9,261
#   Aeria, Inc..................................................   2,100     11,571
    Ahresty Corp................................................   2,700     15,490
    Ai Holdings Corp............................................   3,200     52,291
    Aichi Bank, Ltd. (The)......................................   1,600     52,246
    Aichi Corp..................................................   5,600     38,264
    Aichi Steel Corp............................................   1,500     46,065
    Aichi Tokei Denki Co., Ltd..................................     300     11,147
    Aida Engineering, Ltd.......................................   5,500     43,394
#*  Aiful Corp..................................................  38,800     91,034
    Aiphone Co., Ltd............................................   1,100     17,369
    Airport Facilities Co., Ltd.................................   3,500     17,333
    Aisan Industry Co., Ltd.....................................   4,170     28,266
    AIT Corp....................................................   1,800     17,516
#   Aizawa Securities Co., Ltd..................................   5,200     31,271
    Ajis Co., Ltd...............................................     800     24,856
#   Akatsuki, Inc...............................................     500     22,774
#*  Akebono Brake Industry Co., Ltd.............................  14,000     16,276
    Akita Bank, Ltd. (The)......................................   2,400     47,396
    Albis Co., Ltd..............................................     800     16,337
#   Alconix Corp................................................   2,600     30,960
    Alinco, Inc.................................................   2,200     19,235
#   Alleanza Holdings Co., Ltd..................................     700      5,387
    Alpen Co., Ltd..............................................   2,000     31,098
    Alpha Corp..................................................     500      5,681

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Alpha Systems, Inc.......................................... 1,300  $ 32,022
    Alps Logistics Co., Ltd..................................... 2,000    15,008
    Altech Corp................................................. 2,100    36,628
    Amano Corp.................................................. 5,200   135,890
    Amiyaki Tei Co., Ltd........................................   300     9,348
    Amuse, Inc.................................................. 1,000    23,765
    Anest Iwata Corp............................................ 3,000    26,204
#*  Anicom Holdings, Inc........................................ 2,300    71,383
    AOI Electronics Co., Ltd....................................   500    10,789
    AOI TYO Holdings, Inc....................................... 2,900    19,903
    AOKI Holdings, Inc.......................................... 5,300    55,391
#   Aomori Bank, Ltd. (The)..................................... 2,600    68,011
    Aoyama Trading Co., Ltd..................................... 4,900   107,628
#   Aoyama Zaisan Networks Co., Ltd............................. 1,600    22,881
#   Apaman Co., Ltd............................................. 1,800    12,184
    Arakawa Chemical Industries, Ltd............................ 1,800    24,284
    Arata Corp.................................................. 1,300    46,443
    Arcland Sakamoto Co., Ltd................................... 2,700    35,095
    Arcland Service Holdings Co., Ltd........................... 2,000    35,637
    Arcs Co., Ltd............................................... 4,200    85,145
#   Arealink Co., Ltd........................................... 1,000    10,210
    Argo Graphics, Inc.......................................... 2,200    45,253
*   Arisawa Manufacturing Co., Ltd.............................. 5,100    39,133
    Artnature, Inc.............................................. 1,000     5,636
    As One Corp.................................................   790    63,228
    Asahi Co., Ltd.............................................. 2,700    32,816
    Asahi Diamond Industrial Co., Ltd........................... 9,000    63,716
    Asahi Holdings, Inc......................................... 3,700    72,023
    Asahi Kogyosha Co., Ltd.....................................   600    16,329
    Asahi Printing Co., Ltd..................................... 1,100    10,606
    ASAHI YUKIZAI Corp.......................................... 2,300    37,257
    Asante, Inc................................................. 1,200    23,443
#   Asanuma Corp................................................   800    17,732
    Ashimori Industry Co., Ltd..................................   300     4,365
    Asia Pile Holdings Corp..................................... 4,100    22,306
    ASKA Pharmaceutical Co., Ltd................................ 3,300    34,496
    ASKUL Corp.................................................. 1,100    29,567
#   Asukanet Co., Ltd...........................................   600     8,621
    Asunaro Aoki Construction Co., Ltd.......................... 1,800    14,000
#   Ateam, Inc.................................................. 1,400    20,962
#   Atom Corp................................................... 9,000    77,888
*   Atrae, Inc..................................................   300     9,198
    Atsugi Co., Ltd............................................. 4,000    33,752
    Autobacs Seven Co., Ltd..................................... 7,200   125,568
    Avex, Inc................................................... 4,300    54,492
    Awa Bank, Ltd. (The)........................................ 3,800    95,665
    Axial Retailing, Inc........................................ 1,800    53,621
    Bando Chemical Industries, Ltd.............................. 5,100    49,718
    Bank of Iwate, Ltd. (The)................................... 2,000    57,599
#   Bank of Nagoya, Ltd. (The).................................. 1,400    45,400
    Bank of Okinawa, Ltd. (The)................................. 2,460    76,540
    Bank of Saga, Ltd. (The).................................... 1,600    25,341
    Bank of the Ryukyus, Ltd.................................... 3,600    38,974
#   Baroque Japan, Ltd.......................................... 1,700    14,716
    BayCurrent Consulting, Inc.................................. 1,600    57,980
#   Beenos, Inc................................................. 1,300    16,549
    Belc Co., Ltd............................................... 1,000    44,826
    Bell System24 Holdings, Inc................................. 2,400    35,013
    Belluna Co., Ltd............................................ 6,900    52,065

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
*   Bengo4.com, Inc.............................................    400 $ 15,626
#   Billing System Corp.........................................    400   11,954
    Biofermin Pharmaceutical Co., Ltd...........................    400    8,202
    BML, Inc....................................................  2,000   56,510
#   Bookoff Group Holdings, Ltd.................................  1,000    7,689
    Bourbon Corp................................................  1,100   18,554
#   BP Castrol K.K..............................................  1,300   17,027
#   Br Holdings Corp............................................  1,200    3,443
#*  BrainPad, Inc...............................................    500   28,009
    Broadleaf Co., Ltd..........................................  8,900   45,859
    BRONCO BILLY Co., Ltd.......................................  1,100   22,877
    Bunka Shutter Co., Ltd......................................  6,984   51,524
    C Uyemura & Co., Ltd........................................    800   49,428
    CAC Holdings Corp...........................................  1,700   24,294
#   Can Do Co., Ltd.............................................  1,000   15,345
    Canon Electronics, Inc......................................  2,600   42,847
    Career Design Center Co., Ltd...............................    500    6,618
*   CareerIndex, Inc............................................    800    5,726
    Carlit Holdings Co., Ltd....................................  2,600   19,936
    Carta Holdings, Inc.........................................  2,400   25,788
#   Cawachi, Ltd................................................  1,800   31,870
    Central Automotive Products, Ltd............................  1,600   24,464
    Central Glass Co., Ltd......................................  3,400   79,458
#   Central Security Patrols Co., Ltd...........................  1,000   47,435
    Central Sports Co., Ltd.....................................    900   25,445
    Chiba Kogyo Bank, Ltd. (The)................................  7,400   19,077
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H......  1,100   12,330
    CHIMNEY Co., Ltd............................................    400    9,722
    Chiyoda Co., Ltd............................................  2,100   33,278
    Chiyoda Integre Co., Ltd....................................  1,900   35,513
    Chofu Seisakusho Co., Ltd...................................  2,300   48,561
    Chori Co., Ltd..............................................  1,400   20,901
    Chubu Shiryo Co., Ltd.......................................  3,200   35,434
    Chudenko Corp...............................................  3,900   79,854
    Chuetsu Pulp & Paper Co., Ltd...............................    800   10,104
    Chugai Ro Co., Ltd..........................................    700   11,705
    Chugoku Bank, Ltd. (The)....................................  5,400   52,291
    Chugoku Marine Paints, Ltd..................................  7,800   73,862
    Chukyo Bank, Ltd. (The).....................................  1,800   35,510
    Chuo Spring Co., Ltd........................................    500   13,202
    CI Takiron Corp.............................................  8,000   48,367
#   Citizen Watch Co., Ltd...................................... 15,200   85,701
    CKD Corp....................................................  7,500   87,232
    Cleanup Corp................................................  2,000   11,190
    CMIC Holdings Co., Ltd......................................  1,500   22,114
    CMK Corp....................................................  6,400   44,427
    cocokara fine, Inc..........................................  1,779   70,831
    Coco's Japan Co., Ltd.......................................    600   10,231
    COLOPL, Inc.................................................  5,000   30,437
    Colowide Co., Ltd...........................................  6,000  120,536
    Computer Engineering & Consulting, Ltd......................  2,100   41,584
    Computer Institute of Japan, Ltd............................  1,900   15,638
    Comture Corp................................................    900   31,027
    CONEXIO Corp................................................  2,400   29,801
*   COOKPAD, Inc................................................  8,200   19,988
    Corona Corp.................................................  1,300   12,282
    Cosel Co., Ltd..............................................  2,500   26,863
    Cosmo Energy Holdings Co., Ltd..............................  1,100   22,716
#   Cota Co., Ltd...............................................  1,331   15,009

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Create Restaurants Holdings, Inc............................ 4,500  $ 54,006
    Create SD Holdings Co., Ltd................................. 2,400    55,510
    Creek & River Co., Ltd...................................... 1,700    18,782
    Cresco, Ltd.................................................   500    15,229
    CTI Engineering Co., Ltd.................................... 1,400    19,241
    CTS Co., Ltd................................................ 3,200    19,566
#*  Cyberstep, Inc..............................................   300     2,866
    Cybozu, Inc................................................. 2,000    19,007
    Dai Nippon Toryo Co., Ltd................................... 2,200    20,790
    Daibiru Corp................................................ 5,700    50,548
    Dai-Dan Co., Ltd............................................ 1,500    33,342
    Daido Kogyo Co., Ltd........................................   900     7,028
    Daido Metal Co., Ltd........................................ 5,500    34,674
    Daido Steel Co., Ltd........................................ 1,700    69,361
    Daihatsu Diesel Manufacturing Co., Ltd...................... 2,400    13,987
    Daihen Corp................................................. 2,200    61,581
    Daiho Corp.................................................. 2,400    64,373
    Daiichi Jitsugyo Co., Ltd................................... 1,000    30,871
#   Daiichi Kensetsu Corp....................................... 1,100    15,766
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd....................... 2,500    19,282
    Dai-ichi Seiko Co., Ltd..................................... 1,400    14,365
    Daiken Corp................................................. 1,400    26,465
#   Daiken Medical Co., Ltd..................................... 2,800    14,364
#   Daiki Aluminium Industry Co., Ltd........................... 3,000    17,509
    Daikoku Denki Co., Ltd......................................   900    12,281
    Daikokutenbussan Co., Ltd...................................   800    27,460
    Daikyonishikawa Corp........................................ 4,200    42,361
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...... 1,600    46,605
#   Daio Paper Corp............................................. 5,400    62,518
    Daiseki Co., Ltd............................................ 3,730   102,471
    Daishi Hokuetsu Financial Group, Inc........................ 4,000   117,727
    Daito Bank, Ltd. (The)...................................... 1,000     5,654
    Daito Pharmaceutical Co., Ltd............................... 1,450    46,835
    Daitron Co., Ltd............................................   800    11,960
    Daiwa Industries, Ltd....................................... 4,300    50,223
    Daiwabo Holdings Co., Ltd................................... 1,600    81,881
    DCM Holdings Co., Ltd....................................... 9,900    98,131
    DD Holdings Co., Ltd........................................   300     5,045
    Denki Kogyo Co., Ltd........................................ 1,600    46,924
    Densan System Co., Ltd......................................   600    17,318
    Denyo Co., Ltd.............................................. 2,000    25,423
    Descente, Ltd............................................... 3,300    69,906
    Dexerials Corp.............................................. 8,900    56,309
    Digital Arts, Inc........................................... 1,000    86,346
    Digital Hearts Holdings Co., Ltd............................ 1,200    13,492
    Digital Information Technologies Corp.......................   800    10,984
#   Dip Corp.................................................... 2,600    39,741
    DKS Co., Ltd................................................ 1,200    39,199
    DMG Mori Co., Ltd........................................... 9,600   138,434
    Doshisha Co., Ltd........................................... 2,900    46,390
    Doutor Nichires Holdings Co., Ltd........................... 3,112    59,359
    Dowa Holdings Co., Ltd...................................... 1,700    55,432
    DTS Corp.................................................... 1,900    67,294
    Duskin Co., Ltd............................................. 4,100   101,185
    DyDo Group Holdings, Inc.................................... 1,400    62,598
    Eagle Industry Co., Ltd..................................... 3,000    34,378
    Ebara Foods Industry, Inc...................................   800    15,688
    Ebara Jitsugyo Co., Ltd.....................................   900    16,934
    Eco's Co., Ltd..............................................   800    10,596

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ -------
JAPAN -- (Continued)
#   EDION Corp..................................................  9,900 $83,953
    EF-ON, Inc..................................................  1,080   8,120
    eGuarantee, Inc.............................................  3,200  34,230
#   E-Guardian, Inc.............................................  1,100  20,989
    Ehime Bank, Ltd. (The)......................................  3,800  36,151
    Eidai Co., Ltd..............................................  3,000  11,090
    Eiken Chemical Co., Ltd.....................................  3,000  53,957
    Eizo Corp...................................................  1,500  57,650
    Elan Corp...................................................  2,200  33,555
    Elecom Co., Ltd.............................................  1,100  36,909
    Elematec Corp...............................................    900  16,560
#   EM Systems Co., Ltd.........................................  2,000  26,998
    Endo Lighting Corp..........................................  1,700  12,467
*   Enigmo, Inc.................................................  1,300  34,731
    en-japan, Inc...............................................  2,700  87,925
    Enplas Corp.................................................  1,300  36,840
    EPS Holdings, Inc...........................................  4,300  77,093
#   eRex Co., Ltd...............................................  3,900  35,650
#   ES-Con Japan, Ltd...........................................  3,600  25,652
#   Escrow Agent Japan, Inc.....................................  3,500   9,480
    ESPEC Corp..................................................  2,000  39,513
    Evolable Asia Corp..........................................  1,000  18,954
    Excel Co., Ltd..............................................  1,200  21,272
    Exedy Corp..................................................  3,100  71,037
    F@N Communications, Inc.....................................  6,200  38,063
    FALCO HOLDINGS Co., Ltd.....................................  1,400  17,947
    FCC Co., Ltd................................................  3,800  78,682
#*  FDK Corp....................................................  1,100  10,656
    Feed One Co., Ltd........................................... 19,600  30,150
    Ferrotec Holdings Corp......................................  5,400  60,405
#*  FFRI, Inc...................................................    400  11,679
    FIDEA Holdings Co., Ltd..................................... 30,500  35,931
    Fields Corp.................................................  3,000  21,167
    Financial Products Group Co., Ltd...........................  4,700  40,449
#   FINDEX, Inc.................................................    700   5,275
    First Bank of Toyama, Ltd. (The)............................  4,700  16,068
#   Fixstars Corp...............................................  3,000  39,640
    FJ Next Co., Ltd............................................  1,300  10,421
    Focus Systems Corp..........................................  1,700  14,660
    Foster Electric Co., Ltd....................................  3,400  53,014
    France Bed Holdings Co., Ltd................................  3,800  31,301
#   Freebit Co., Ltd............................................  2,000  20,329
#   Freund Corp.................................................  1,700  12,283
    Fronteo, Inc................................................  1,100   4,987
    F-Tech, Inc.................................................  1,600  12,713
#   FTGroup Co., Ltd............................................  1,100  13,420
    Fudo Tetra Corp.............................................  1,930  26,552
    Fuji Co., Ltd...............................................  2,600  43,355
    Fuji Corp...................................................  6,100  92,209
    Fuji Corp...................................................    800  16,147
    Fuji Corp., Ltd.............................................  3,000  22,668
    Fuji Kosan Co., Ltd.........................................    600   3,780
#   Fuji Kyuko Co., Ltd.........................................  2,000  75,801
    Fuji Oil Co., Ltd...........................................  8,300  20,772
    Fuji Pharma Co., Ltd........................................  2,000  30,356
    Fuji Seal International, Inc................................  1,800  62,948
    Fuji Soft, Inc..............................................  1,300  51,420
    Fujibo Holdings, Inc........................................  1,500  37,315
    Fujicco Co., Ltd............................................  2,200  43,507

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Fujikura Composites, Inc....................................  1,100 $  4,723
    Fujikura Kasei Co., Ltd.....................................  4,200   22,991
    Fujikura, Ltd............................................... 29,700  122,546
    Fujimi, Inc.................................................    300    6,985
    Fujimori Kogyo Co., Ltd.....................................  2,200   64,354
    Fujio Food System Co., Ltd..................................    900   23,544
#   Fujita Kanko, Inc...........................................    800   19,783
    Fujitec Co., Ltd............................................  7,300   89,658
    Fujitsu Frontech, Ltd.......................................  1,400   13,363
    Fujitsu General, Ltd........................................  6,000   87,615
    Fujiya Co., Ltd.............................................  1,100   20,430
    Fukuda Corp.................................................  1,000   39,519
    Fukuda Denshi Co., Ltd......................................    300   20,920
    Fukui Bank, Ltd. (The)......................................  2,600   37,961
    Fukui Computer Holdings, Inc................................    900   18,099
    Fukuoka Financial Group, Inc................................  1,792   41,829
*   Fukushima Bank, Ltd. (The)..................................  4,200   12,111
    Fukushima Industries Corp...................................  1,200   41,607
    Fukuyama Transporting Co., Ltd..............................  1,800   69,349
    FULLCAST Holdings Co., Ltd..................................  2,000   44,107
*   Funai Electric Co., Ltd.....................................  1,900   13,749
    Funai Soken Holdings, Inc...................................  3,060   79,387
    Furukawa Battery Co., Ltd. (The)............................  2,400   14,389
    Furukawa Co., Ltd...........................................  3,300   41,158
    Furuno Electric Co., Ltd....................................  3,500   29,492
    Furusato Industries, Ltd....................................  1,000   14,660
    Furuya Metal Co., Ltd.......................................    400   17,357
    Furyu Corp..................................................    300    2,718
    Fuso Chemical Co., Ltd......................................  2,000   35,794
    Fuso Pharmaceutical Industries, Ltd.........................  1,100   24,400
    Futaba Corp.................................................  4,200   68,244
    Futaba Industrial Co., Ltd..................................  8,700   54,879
    Future Corp.................................................  1,900   31,761
    Fuyo General Lease Co., Ltd.................................  2,100  104,889
    G-7 Holdings, Inc...........................................    500   11,308
    Gakken Holdings Co., Ltd....................................    300   14,051
    Gakkyusha Co., Ltd..........................................  1,000   11,519
    Gakujo Co., Ltd.............................................  1,000   10,272
    GCA Corp....................................................  2,900   21,389
    Gecoss Corp.................................................  2,000   17,970
    Genki Sushi Co., Ltd........................................    800   31,136
    Genky DrugStores Co., Ltd...................................  1,000   23,482
    Geo Holdings Corp...........................................  3,000   40,877
    Geostr Corp.................................................  1,300    4,538
    Giken, Ltd..................................................  1,300   40,759
    GL Sciences, Inc............................................    603    9,292
    GLOBERIDE, Inc..............................................  1,000   28,876
    Glory, Ltd..................................................  4,500  113,620
    GMO Cloud K.K...............................................    700   26,355
    GMO Financial Holdings, Inc.................................  4,400   23,639
    GMO internet, Inc...........................................  5,200   80,711
    Godo Steel, Ltd.............................................  1,600   24,972
    Goldcrest Co., Ltd..........................................  2,590   34,133
#   Golf Digest Online, Inc.....................................  1,000    5,904
#*  Grace Technology, Inc.......................................  1,200   20,691
    Gree, Inc................................................... 10,400   40,589
    GS Yuasa Corp...............................................  6,700  134,615
    G-Tekt Corp.................................................  2,400   34,238
    Gun-Ei Chemical Industry Co., Ltd...........................    700   17,235

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
#*  Gunosy, Inc.................................................  1,100 $ 16,496
    Gunze, Ltd..................................................  1,900   80,923
    Gurunavi, Inc...............................................  2,500   13,939
    H2O Retailing Corp..........................................  9,600  122,306
    HABA Laboratories, Inc......................................    400   26,823
    Hagihara Industries, Inc....................................  1,400   18,300
    Hagiwara Electric Holdings Co., Ltd.........................  1,000   27,779
    Hakudo Co., Ltd.............................................    800   11,133
    Hakuto Co., Ltd.............................................  1,400   15,190
    Halows Co., Ltd.............................................  1,100   21,782
    Hamakyorex Co., Ltd.........................................  2,200   81,414
    Handsman Co., Ltd...........................................    800    8,861
    Hanwa Co., Ltd..............................................  4,500  129,705
    Happinet Corp...............................................  1,800   21,402
    Harima Chemicals Group, Inc.................................  2,500   24,686
    Hazama Ando Corp............................................ 19,410  130,523
    Heiwa Real Estate Co., Ltd..................................  3,600   69,445
    Heiwado Co., Ltd............................................  3,600   66,331
#   Helios Techno Holdings Co., Ltd.............................  2,400   14,188
    Hibiya Engineering, Ltd.....................................  2,400   40,192
    Hiday Hidaka Corp...........................................  2,792   50,878
    HI-LEX Corp.................................................  2,500   46,322
    Hinokiya Group Co., Ltd.....................................    400    8,197
    Hioki EE Corp...............................................  1,100   39,704
#   Hirakawa Hewtech Corp.......................................  1,200   14,972
#   Hiramatsu, Inc..............................................  2,300    7,071
#   Hirano Tecseed Co., Ltd.....................................  1,700   28,556
    Hirata Corp.................................................    700   48,265
    Hiroshima Bank, Ltd. (The).................................. 11,500   62,033
    Hiroshima Gas Co., Ltd......................................  6,100   19,489
    Hisaka Works, Ltd...........................................  4,200   37,283
    Hitachi Zosen Corp.......................................... 16,500   51,141
    HITO Communications Holdings................................  1,000   16,930
    Hochiki Corp................................................  1,700   19,394
    Hodogaya Chemical Co., Ltd..................................    800   21,983
    Hogy Medical Co., Ltd.......................................  2,200   72,025
    Hokkaido Coca-Cola Bottling Co., Ltd........................    600   20,156
    Hokkaido Electric Power Co., Inc............................ 18,600  104,320
    Hokkaido Gas Co., Ltd.......................................  1,600   20,519
    Hokkan Holdings, Ltd........................................  1,200   19,872
    Hokko Chemical Industry Co., Ltd............................  3,300   15,550
    Hokkoku Bank, Ltd. (The)....................................  2,500   77,147
    Hokuetsu Corp............................................... 14,000   76,370
    Hokuetsu Industries Co., Ltd................................  2,800   30,420
    Hokuhoku Financial Group, Inc............................... 13,900  153,309
    Hokuriku Electric Industry Co., Ltd.........................    400    3,850
*   Hokuriku Electric Power Co.................................. 17,400  129,386
    Hokuriku Electrical Construction Co., Ltd...................  1,500   12,313
    Hokuto Corp.................................................  2,800   48,191
    Honda Tsushin Kogyo Co., Ltd................................  1,400    7,014
    H-One Co., Ltd..............................................  4,000   34,470
    Honeys Holdings Co., Ltd....................................  2,670   24,651
    Hoosiers Holdings...........................................  5,300   31,472
    Hosiden Corp................................................  7,500   71,749
    Hosokawa Micron Corp........................................  1,000   47,209
*   Hotland Co., Ltd............................................  1,300   17,885
#   House Do Co., Ltd...........................................    600    7,502
    Howa Machinery, Ltd.........................................  2,200   19,175
    Hyakugo Bank, Ltd. (The).................................... 23,900   77,312

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Hyakujushi Bank, Ltd. (The).................................  2,900 $ 60,430
    I.K Co., Ltd................................................    500    2,557
#   Ibiden Co., Ltd.............................................  6,200  111,236
    IBJ Leasing Co., Ltd........................................  2,900   68,214
    IBJ, Inc....................................................  1,100    8,924
    Ichibanya Co., Ltd..........................................  1,400   57,374
#   Ichigo, Inc................................................. 21,600   69,768
    Ichiken Co., Ltd............................................    700   12,281
    Ichikoh Industries, Ltd.....................................  4,000   25,059
    Ichimasa Kamaboko Co., Ltd..................................  1,100   11,486
    Ichinen Holdings Co., Ltd...................................  2,000   21,841
    Ichiyoshi Securities Co., Ltd...............................  7,100   51,748
    Icom, Inc...................................................  1,500   28,142
    ID Holdings Corp............................................  1,300   15,764
    Idec Corp...................................................  3,300   67,362
    IDOM, Inc...................................................  8,500   20,699
    Ihara Science Corp..........................................  1,200   13,708
    Iino Kaiun Kaisha, Ltd...................................... 10,400   36,312
    IJTT Co., Ltd...............................................  2,100   11,295
    IMAGICA GROUP, Inc..........................................    900    4,633
    Imasen Electric Industrial..................................  3,201   30,097
#   Imuraya Group Co., Ltd......................................  1,600   35,232
    Inaba Denki Sangyo Co., Ltd.................................  2,300   93,698
    Inaba Seisakusho Co., Ltd...................................  1,700   21,675
    Inabata & Co., Ltd..........................................  4,800   65,974
    Inageya Co., Ltd............................................  3,100   37,142
    Ines Corp...................................................  3,600   44,965
    I-Net Corp..................................................  1,600   19,143
    Infocom Corp................................................  3,200   61,539
    Infomart Corp...............................................  7,800  113,485
    Information Services International-Dentsu, Ltd..............  1,100   37,787
    Innotech Corp...............................................  2,400   21,540
#   Insource Co., Ltd...........................................  1,000   21,050
    Intage Holdings, Inc........................................  3,800   32,013
#   Inter Action Corp...........................................  1,600   27,640
    Internet Initiative Japan, Inc..............................  3,100   62,918
    Inui Global Logistics Co., Ltd..............................  2,525   19,873
    IR Japan Holdings, Ltd......................................    800   13,809
    Iriso Electronics Co., Ltd..................................  1,800   93,680
#   I'rom Group Co., Ltd........................................    900   15,037
    Iseki & Co., Ltd............................................  2,200   34,429
    Ishihara Chemical Co., Ltd..................................    700   10,908
    Ishihara Sangyo Kaisha, Ltd.................................  4,400   49,452
#   Istyle, Inc.................................................  4,200   29,964
*   Itfor, Inc..................................................  3,600   30,232
    Itochu Enex Co., Ltd........................................  5,500   45,034
    Itochu-Shokuhin Co., Ltd....................................    600   25,269
    Itoham Yonekyu Holdings, Inc................................  4,900   30,648
    Itoki Corp..................................................  4,500   22,198
*   Itokuro, Inc................................................    600   12,904
    IwaiCosmo Holdings, Inc.....................................  2,900   31,196
    Iwaki Co., Ltd..............................................  1,300   11,331
    Iwasaki Electric Co., Ltd...................................    400    4,907
#   Iwatani Corp................................................  4,000  125,367
    Iwatsu Electric Co., Ltd....................................    300    2,162
    Iwatsuka Confectionery Co., Ltd.............................    500   18,368
    Iyo Bank, Ltd. (The)........................................  9,900   55,066
#   J Trust Co., Ltd............................................ 11,300   37,277
    JAC Recruitment Co., Ltd....................................  1,600   39,240

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Jaccs Co., Ltd..............................................  3,200 $ 55,599
    Jafco Co., Ltd..............................................  3,300  124,924
    Jalux, Inc..................................................    800   18,176
    Jamco Corp..................................................  1,500   30,211
    Janome Sewing Machine Co., Ltd..............................  2,299    9,611
*   Japan Asset Marketing Co., Ltd.............................. 22,400   21,167
    Japan Aviation Electronics Industry, Ltd....................  5,000   80,898
#   Japan Best Rescue System Co., Ltd...........................  1,200   17,660
    Japan Cash Machine Co., Ltd.................................  2,100   22,364
*   Japan Display, Inc.......................................... 65,700   46,385
#   Japan Elevator Service Holdings Co., Ltd....................  1,200   24,479
    Japan Investment Adviser Co., Ltd...........................  1,100   27,085
    Japan Lifeline Co., Ltd.....................................  5,100   80,888
    Japan Material Co., Ltd.....................................  6,600   98,544
    Japan Meat Co., Ltd.........................................  1,500   23,061
    Japan Medical Dynamic Marketing, Inc........................  2,570   28,571
    Japan Petroleum Exploration Co., Ltd........................  3,800   82,495
    Japan Property Management Center Co., Ltd...................    900    7,319
    Japan Pulp & Paper Co., Ltd.................................  1,600   61,264
    Japan Securities Finance Co., Ltd........................... 13,500   70,149
    Japan Steel Works, Ltd. (The)...............................  6,300  121,761
    Japan Transcity Corp........................................  3,000   11,982
    Japan Wool Textile Co., Ltd. (The)..........................  6,000   48,369
    Jastec Co., Ltd.............................................    300    2,550
    JBCC Holdings, Inc..........................................  2,000   27,248
    JCR Pharmaceuticals Co., Ltd................................    700   39,493
    JCU Corp....................................................  2,900   49,415
    Jeol, Ltd...................................................  2,600   52,680
#*  JIG-SAW, Inc................................................    300    8,034
    Jimoto Holdings, Inc........................................ 21,100   19,414
    JINS, Inc...................................................  1,100   58,955
    JK Holdings Co., Ltd........................................  2,500   13,098
    JMS Co., Ltd................................................  2,200   13,228
    Joban Kosan Co., Ltd........................................    400    5,953
    J-Oil Mills, Inc............................................  1,100   39,387
    Jolly--Pasta Co., Ltd.......................................    700   12,031
    Joshin Denki Co., Ltd.......................................  3,100   66,666
    JP-Holdings, Inc............................................  2,900    7,509
    JSP Corp....................................................  1,300   27,267
    Juki Corp...................................................  2,400   27,688
    Juroku Bank, Ltd. (The).....................................  4,100   83,755
    Justsystems Corp............................................  2,300   66,005
    JVC Kenwood Corp............................................ 30,770   81,797
    K&O Energy Group, Inc.......................................  2,300   33,331
    kabu.com Securities Co., Ltd................................ 13,000   65,307
*   Kadokawa Dwango.............................................  7,169   90,420
    Kadoya Sesame Mills, Inc....................................    400   17,944
    Kaga Electronics Co., Ltd...................................  1,900   35,084
    Kakiyasu Honten Co., Ltd....................................    600   11,342
    Kamakura Shinsho, Ltd.......................................  2,800   36,637
    Kameda Seika Co., Ltd.......................................  1,200   56,355
    Kamei Corp..................................................  3,600   36,045
    Kanaden Corp................................................  1,900   21,572
    Kanagawa Chuo Kotsu Co., Ltd................................    800   27,532
    Kanamoto Co., Ltd...........................................  3,400   80,710
    Kaneko Seeds Co., Ltd.......................................    900   10,875
    Kanematsu Corp..............................................  7,405   82,191
    Kanematsu Electronics, Ltd..................................  1,400   41,535
    Kansai Mirai Financial Group, Inc...........................  6,197   43,298

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Kansai Super Market, Ltd....................................  1,800 $ 17,059
    Kanto Denka Kogyo Co., Ltd..................................  6,400   47,858
    Kappa Create Co., Ltd.......................................  2,100   27,455
    Kasai Kogyo Co., Ltd........................................  3,100   25,725
    Katakura Industries Co., Ltd................................  2,700   31,047
    Kato Sangyo Co., Ltd........................................  2,900   94,670
    Kato Works Co., Ltd.........................................  1,600   40,355
    KAWADA TECHNOLOGIES, Inc....................................    600   37,463
    Kawai Musical Instruments Manufacturing Co., Ltd............  1,300   34,412
#*  Kawasaki Kisen Kaisha, Ltd.................................. 10,600  154,092
    Kawasumi Laboratories, Inc..................................    100      658
    Keihanshin Building Co., Ltd................................  5,000   45,856
    Keihin Corp.................................................  5,100   84,053
    Keiyo Bank, Ltd. (The)...................................... 12,500   77,296
    Keiyo Co., Ltd..............................................  6,700   29,058
    Kenedix, Inc................................................ 21,700  103,334
    Kenko Mayonnaise Co., Ltd...................................  2,000   40,923
    Key Coffee, Inc.............................................  2,600   48,986
    KFC Holdings Japan, Ltd.....................................  1,400   25,035
    KH Neochem Co., Ltd.........................................  2,200   64,265
#   King Jim Co., Ltd...........................................  3,000   23,775
    Kintetsu Department Store Co., Ltd..........................  1,100   32,303
    Kintetsu World Express, Inc.................................  3,600   54,459
    Kirindo Holdings Co., Ltd...................................    900   13,957
    Kissei Pharmaceutical Co., Ltd..............................  2,500   62,022
    Ki-Star Real Estate Co., Ltd................................  1,100   16,322
    Kitagawa Corp...............................................  1,600   33,387
    Kita-Nippon Bank, Ltd. (The)................................  1,000   17,135
    Kitano Construction Corp....................................    700   19,008
#   Kitanotatsujin Corp.........................................  7,800   37,550
    Kito Corp...................................................  2,700   42,905
    Kitz Corp...................................................  8,600   65,728
    Kiyo Bank, Ltd. (The).......................................  7,200   98,175
#*  KLab, Inc...................................................  4,100   30,529
*   KNT-CT Holdings Co., Ltd....................................  1,300   16,257
    Koa Corp....................................................  3,500   48,338
    Koatsu Gas Kogyo Co., Ltd...................................  3,600   26,912
*   Kobe Electric Railway Co., Ltd..............................    899   32,277
    Kohnan Shoji Co., Ltd.......................................  2,300   50,878
    Kohsoku Corp................................................  1,300   13,775
    Koike Sanso Kogyo Co., Ltd..................................    400    8,434
*   Kojima Co., Ltd.............................................  2,300   11,290
    Kokuyo Co., Ltd.............................................  2,800   35,509
    Komatsu Matere Co., Ltd.....................................  4,000   31,201
    Komatsu Wall Industry Co., Ltd..............................    600   10,066
    KOMEDA Holdings Co., Ltd....................................  3,900   71,509
    Komehyo Co., Ltd............................................    800    8,495
    Komeri Co., Ltd.............................................  3,300   69,750
    Komori Corp.................................................  7,500   86,725
    Konaka Co., Ltd.............................................  1,760    7,266
    Kondotec, Inc...............................................  2,900   25,479
    Konishi Co., Ltd............................................  4,000   61,617
    Konoike Transport Co., Ltd..................................  2,900   46,886
    Koshidaka Holdings Co., Ltd.................................  4,400   61,701
    Kotobuki Spirits Co., Ltd...................................  1,800   80,856
    Kourakuen Holdings Corp.....................................  1,000   28,815
    Krosaki Harima Corp.........................................    800   42,278
    KRS Corp....................................................  1,000   18,290
    KU Holdings Co., Ltd........................................  2,400   18,897

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Kumagai Gumi Co., Ltd.......................................  4,000 $117,367
#   Kumiai Chemical Industry Co., Ltd........................... 10,267   75,389
#   Kura Corp...................................................  1,000   43,273
    Kurabo Industries, Ltd......................................  1,800   33,859
    Kureha Corp.................................................  1,900  113,739
    Kurimoto, Ltd...............................................  1,100   14,387
    Kuriyama Holdings Corp......................................  1,000    8,366
*   KYB Corp....................................................  3,100   84,108
#   Kyoden Co., Ltd.............................................  1,800    6,386
    Kyodo Printing Co., Ltd.....................................    900   20,242
    Kyoei Steel, Ltd............................................  2,900   48,186
    Kyokuto Boeki Kaisha, Ltd...................................    800   11,621
    Kyokuto Kaihatsu Kogyo Co., Ltd.............................  3,800   53,550
    Kyokuto Securities Co., Ltd.................................  2,600   23,098
    Kyokuyo Co., Ltd............................................  1,100   27,365
    KYORIN Holdings, Inc........................................  4,500   84,565
    Kyoritsu Maintenance Co., Ltd...............................  1,500   77,079
    Kyosan Electric Manufacturing Co., Ltd......................  5,000   19,589
    Kyowa Electronic Instruments Co., Ltd.......................  5,600   21,105
    Kyowa Leather Cloth Co., Ltd................................    900    6,351
    Kyushu Financial Group, Inc.................................  7,600   30,672
#   LAC Co., Ltd................................................  2,400   33,994
#   Lacto Japan Co., Ltd........................................    400   16,665
*   Laox Co., Ltd...............................................  5,100   15,063
    Lasertec Corp...............................................  2,300  104,510
    LEC, Inc....................................................  2,400   31,400
#*  Leopalace21 Corp............................................ 26,900   45,567
    Life Corp...................................................  2,000   38,907
    LIFULL Co., Ltd.............................................  8,200   44,478
    Like Co., Ltd...............................................  1,600   17,919
    Linical Co., Ltd............................................  1,600   18,217
    Link And Motivation, Inc....................................  3,900   29,878
    Lintec Corp.................................................  3,900   84,228
    LIXIL VIVA Corp.............................................  2,500   29,441
*   M&A Capital Partners Co., Ltd...............................    600   25,682
    Macnica Fuji Electronics Holdings, Inc......................  6,399   92,640
    Macromill, Inc..............................................  3,500   40,142
    Maeda Kosen Co., Ltd........................................  1,900   36,334
    Maeda Road Construction Co., Ltd............................  5,400  107,158
    Maezawa Kasei Industries Co., Ltd...........................  1,200   11,200
    Maezawa Kyuso Industries Co., Ltd...........................  1,200   20,979
    Makino Milling Machine Co., Ltd.............................  2,200   93,342
    Mamezou Holdings Co., Ltd...................................  3,000   29,759
    Mandom Corp.................................................  2,200   56,960
    Mani, Inc...................................................  2,100  121,345
    MarkLines Co., Ltd..........................................  1,500   21,363
    Mars Group Holdings Corp....................................  1,800   35,315
    Marubun Corp................................................  1,900   11,069
    Marudai Food Co., Ltd.......................................  2,600   45,491
    Maruha Nichiro Corp.........................................  1,852   58,875
    Maruka Corp.................................................    800   15,354
#   Marusan Securities Co., Ltd.................................  9,700   55,009
    Maruwa Co., Ltd.............................................  1,200   65,339
    Maruwa Unyu Kikan Co., Ltd..................................    800   28,270
    Maruyama Manufacturing Co., Inc.............................    300    3,831
    Maruzen CHI Holdings Co., Ltd...............................    400    1,322
    Maruzen Co., Ltd............................................  1,400   29,090
    Maruzen Showa Unyu Co., Ltd.................................  1,200   31,817
    Marvelous, Inc..............................................  3,300   25,451

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Matching Service Japan Co., Ltd.............................    600 $  9,283
    Matsuda Sangyo Co., Ltd.....................................  2,725   34,464
    Matsui Construction Co., Ltd................................  3,400   21,561
    Matsuya Co., Ltd............................................  3,800   33,964
    Matsuyafoods Holdings Co., Ltd..............................    800   26,384
    Max Co., Ltd................................................  4,000   61,276
#   Maxell Holdings, Ltd........................................  5,500   83,697
#   Maxvalu Nishinihon Co., Ltd.................................  1,300   20,330
    Maxvalu Tokai Co., Ltd......................................    700   13,570
    MCJ Co., Ltd................................................  6,500   46,801
    MEC Co., Ltd................................................  2,100   22,531
    Media Do Holdings Co., Ltd..................................    900   24,081
#*  Medical Data Vision Co., Ltd................................  1,200   10,920
    Medical System Network Co., Ltd.............................  2,400   10,727
#   Megachips Corp..............................................  2,500   33,535
    Megmilk Snow Brand Co., Ltd.................................  5,100  113,024
    Meidensha Corp..............................................  4,600   65,568
    Meiji Electric Industries Co., Ltd..........................  1,400   23,219
    Meiko Electronics Co., Ltd..................................  2,400   47,087
    Meiko Network Japan Co., Ltd................................  2,600   25,886
    Meisei Industrial Co., Ltd..................................  5,000   33,547
    Meitec Corp.................................................  2,300  107,040
    Meito Sangyo Co., Ltd.......................................  1,200   15,657
    Meiwa Corp..................................................  2,200    8,977
    Menicon Co., Ltd............................................  1,600   46,178
*   Metaps, Inc.................................................    800    8,594
    METAWATER Co., Ltd..........................................    900   26,996
    Michinoku Bank, Ltd. (The)..................................  2,400   35,030
    Micronics Japan Co., Ltd....................................  2,500   19,365
    Mie Kotsu Group Holdings, Inc...............................  5,900   31,332
    Mikuni Corp.................................................  2,700   11,544
    Milbon Co., Ltd.............................................  2,100  107,515
    Mimaki Engineering Co., Ltd.................................  1,900   10,495
    Mimasu Semiconductor Industry Co., Ltd......................  2,619   39,060
    Ministop Co., Ltd...........................................  1,800   28,373
    Miraca Holdings, Inc........................................  5,300  135,846
    Miraial Co., Ltd............................................  1,100   12,311
#   Mirait Holdings Corp........................................  8,300  122,100
#   Miroku Jyoho Service Co., Ltd...............................  2,200   59,311
    Misawa Homes Co., Ltd.......................................  2,000   13,997
    Mitani Corp.................................................  1,200   63,087
    Mitani Sekisan Co., Ltd.....................................  1,800   49,066
    Mito Securities Co., Ltd.................................... 10,500   20,903
    Mitsuba Corp................................................  5,000   32,380
    Mitsubishi Kakoki Kaisha, Ltd...............................  1,000   14,089
    Mitsubishi Logisnext Co., Ltd...............................  2,300   25,892
    Mitsubishi Logistics Corp...................................    500   13,382
    Mitsubishi Paper Mills, Ltd.................................  6,500   32,994
    Mitsubishi Pencil Co., Ltd..................................  1,700   35,001
    Mitsubishi Research Institute, Inc..........................  1,100   30,557
    Mitsubishi Shokuhin Co., Ltd................................  1,900   49,179
    Mitsubishi Steel Manufacturing Co., Ltd.....................  2,300   33,381
    Mitsuboshi Belting, Ltd.....................................  3,500   66,493
*   Mitsui E&S Holdings Co., Ltd................................ 10,000   98,816
#   Mitsui High-Tec, Inc........................................  3,300   38,265
    Mitsui Matsushima Holdings Co., Ltd.........................  1,000   11,445
    Mitsui Mining & Smelting Co., Ltd...........................  6,400  166,458
    Mitsui Sugar Co., Ltd.......................................  1,800   43,460
    Mitsui-Soko Holdings Co., Ltd...............................  3,600   57,227

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Mitsuuroko Group Holdings Co., Ltd..........................  5,400 $ 43,591
    Mixi, Inc...................................................  2,800   60,503
    Miyaji Engineering Group, Inc...............................    900   15,256
    Miyazaki Bank, Ltd. (The)...................................  2,000   48,279
    Mizuno Corp.................................................  2,500   57,476
    Mochida Pharmaceutical Co., Ltd.............................  1,700   78,957
    Modec, Inc..................................................  1,800   55,347
#   Monex Group, Inc............................................ 18,400   56,049
    Monogatari Corp. (The)......................................    600   48,065
#   MORESCO Corp................................................  1,100   14,816
    Morinaga Milk Industry Co., Ltd.............................  3,700  122,508
    Morita Holdings Corp........................................  2,600   44,146
    Morito Co., Ltd.............................................  2,600   19,623
    Morozoff, Ltd...............................................    300   13,732
    Mory Industries, Inc........................................    900   20,629
    MrMax Holdings, Ltd.........................................  4,600   19,055
    MTI, Ltd....................................................  4,500   26,192
#   Mugen Estate Co., Ltd.......................................  1,600    8,504
    Murakami Corp...............................................    500   11,621
    Musashi Seimitsu Industry Co., Ltd..........................  3,400   53,078
    Musashino Bank, Ltd. (The)..................................  3,100   60,242
    N Field Co., Ltd............................................  1,000    6,515
    Nachi-Fujikoshi Corp........................................  1,700   84,419
    Nafco Co., Ltd..............................................  1,300   16,977
    Nagaileben Co., Ltd.........................................    800   18,025
    Nagano Bank, Ltd. (The).....................................    600    9,223
    Nagano Keiki Co., Ltd.......................................  2,100   15,207
    Nagase & Co., Ltd...........................................  5,300   80,992
    Nagatanien Holdings Co., Ltd................................  1,000   20,171
    Nagawa Co., Ltd.............................................    400   22,116
    Nakabayashi Co., Ltd........................................  3,300   15,181
    Nakamuraya Co., Ltd.........................................    300   11,784
    Nakanishi, Inc..............................................  4,900   94,352
    Nakayama Steel Works, Ltd...................................  3,500   16,306
    Namura Shipbuilding Co., Ltd................................  7,996   27,040
    Nanto Bank, Ltd. (The)......................................  3,500   65,620
#   Natori Co., Ltd.............................................    700   10,548
    NEC Capital Solutions, Ltd..................................    900   14,006
    NEC Networks & System Integration Corp......................  2,700   65,044
    NET One Systems Co., Ltd....................................  3,500   90,874
    Neturen Co., Ltd............................................  3,800   32,682
    Nextage Co., Ltd............................................  2,900   31,204
#   Nexyz Group Corp............................................  1,200   26,545
    Nichia Steel Works, Ltd.....................................  4,000   12,408
    Nichias Corp................................................  6,100  117,927
    Nichiban Co., Ltd...........................................  1,500   31,275
    Nichicon Corp...............................................  5,900   57,580
    Nichiden Corp...............................................  1,800   26,939
    Nichiha Corp................................................  2,700   74,271
    NichiiGakkan Co., Ltd.......................................  5,700   69,895
    Nichi-iko Pharmaceutical Co., Ltd...........................  4,250   50,941
    Nichireki Co., Ltd..........................................  3,900   37,124
    Nichirin Co., Ltd...........................................  1,430   22,782
    Nihon Chouzai Co., Ltd......................................    700   25,466
*   Nihon Dempa Kogyo Co., Ltd..................................    600    2,611
    Nihon Dengi Co., Ltd........................................    600   15,125
    Nihon Eslead Corp...........................................  1,000   13,994
    Nihon Flush Co., Ltd........................................  1,600   32,233
    Nihon House Holdings Co., Ltd...............................  5,600   22,866

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
#   Nihon Kagaku Sangyo Co., Ltd................................  1,900 $ 18,386
    Nihon Nohyaku Co., Ltd......................................  6,100   25,943
    Nihon Parkerizing Co., Ltd..................................  8,900  116,179
    Nihon Plast Co., Ltd........................................  1,700   11,937
    Nihon Tokushu Toryo Co., Ltd................................  1,400   15,137
    Nihon Yamamura Glass Co., Ltd...............................    800   10,574
    Nikkiso Co., Ltd............................................  5,000   61,984
    Nikko Co., Ltd..............................................    500   11,001
    Nikkon Holdings Co., Ltd....................................  6,100  143,947
    Nippon Air Conditioning Services Co., Ltd...................  2,700   17,009
    Nippon Beet Sugar Manufacturing Co., Ltd....................  1,200   20,185
    Nippon Carbide Industries Co., Inc..........................  1,100   15,024
#   Nippon Carbon Co., Ltd......................................  1,100   48,542
    Nippon Chemical Industrial Co., Ltd.........................  1,300   24,786
    Nippon Chemi-Con Corp.......................................  2,000   40,853
    Nippon Coke & Engineering Co., Ltd.......................... 12,500   11,236
    Nippon Commercial Development Co., Ltd......................  1,600   21,360
    Nippon Concrete Industries Co., Ltd.........................  8,400   21,356
#   Nippon Denko Co., Ltd....................................... 15,100   31,637
    Nippon Densetsu Kogyo Co., Ltd..............................  3,700   79,821
    Nippon Fine Chemical Co., Ltd...............................  1,900   22,571
    Nippon Flour Mills Co., Ltd.................................  5,200   87,878
    Nippon Gas Co., Ltd.........................................  3,800  100,006
    Nippon Hume Corp............................................  3,300   23,025
    Nippon Kanzai Co., Ltd......................................  1,700   30,812
    Nippon Kinzoku Co., Ltd.....................................    300    3,215
#   Nippon Kodoshi Corp.........................................    400    5,679
    Nippon Koei Co., Ltd........................................  1,700   38,970
    Nippon Koshuha Steel Co., Ltd...............................  1,000    4,771
    Nippon Light Metal Holdings Co., Ltd........................ 55,700  123,128
    Nippon Paper Industries Co., Ltd............................    800   15,854
    Nippon Parking Development Co., Ltd., Class C............... 23,500   36,911
    Nippon Pillar Packing Co., Ltd..............................  2,900   34,151
    Nippon Piston Ring Co., Ltd.................................    700   10,124
    Nippon Road Co., Ltd. (The).................................  1,000   57,603
    Nippon Seiki Co., Ltd.......................................  5,000   83,071
    Nippon Seisen Co., Ltd......................................    500   13,039
#*  Nippon Sharyo, Ltd..........................................  1,200   26,452
    Nippon Sheet Glass Co., Ltd.................................  9,500   78,656
    Nippon Signal Co., Ltd......................................  7,000   65,035
    Nippon Soda Co., Ltd........................................  3,200   88,422
    Nippon Steel Trading Corp...................................  1,548   64,763
    Nippon Systemware Co., Ltd..................................  1,200   23,655
    Nippon Thompson Co., Ltd.................................... 11,800   61,325
#   Nippon Yakin Kogyo Co., Ltd................................. 16,600   38,046
    Nishikawa Rubber Co., Ltd...................................  1,200   19,594
    Nishimatsu Construction Co., Ltd............................  6,000  130,153
#   Nishimatsuya Chain Co., Ltd.................................  7,800   62,181
    Nishimoto Co., Ltd..........................................    700   25,319
    Nishi-Nippon Financial Holdings, Inc........................ 13,500  111,710
    Nishi-Nippon Railroad Co., Ltd..............................  4,300  101,282
    Nishio Rent All Co., Ltd....................................  2,100   58,273
    Nissan Shatai Co., Ltd......................................  7,700   70,823
#   Nissei ASB Machine Co., Ltd.................................  1,000   36,963
    Nissei Corp.................................................    400    4,060
    Nissei Plastic Industrial Co., Ltd..........................  1,400   12,491
    Nissha Co., Ltd.............................................  6,100   71,030
    Nisshin Fudosan Co..........................................  5,400   22,031
    Nisshin Oillio Group, Ltd. (The)............................  3,100   88,726

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Nisshinbo Holdings, Inc..................................... 20,036 $178,868
    Nissin Corp.................................................  2,200   37,790
    Nissin Electric Co., Ltd....................................  6,100   57,833
    Nissin Kogyo Co., Ltd.......................................  5,800   77,315
    Nissin Sugar Co., Ltd.......................................  2,100   37,283
    Nissui Pharmaceutical Co., Ltd..............................  1,400   14,859
    Nitta Corp..................................................  2,300   75,766
    Nittan Valve Co., Ltd.......................................  2,000    5,766
    Nittetsu Mining Co., Ltd....................................    800   30,803
    Nitto Boseki Co., Ltd.......................................  3,200   66,728
#   Nitto FC Co., Ltd...........................................  1,500   11,875
    Nitto Fuji Flour Milling Co., Ltd...........................    200   11,140
    Nitto Kogyo Corp............................................  3,700   72,641
    Nitto Kohki Co., Ltd........................................  1,300   26,784
    Nitto Seiko Co., Ltd........................................  6,200   36,660
    Nittoc Construction Co., Ltd................................  3,500   17,914
    Noda Corp...................................................    800    5,780
    Noevir Holdings Co., Ltd....................................  1,300   68,324
    Nohmi Bosai, Ltd............................................  2,800   50,568
    Nojima Corp.................................................  3,100   53,334
    Nomura Co., Ltd.............................................  3,200   89,513
    Noritake Co., Ltd...........................................  1,100   53,650
    Noritsu Koki Co., Ltd.......................................  2,700   52,097
    Noritz Corp.................................................  3,000   46,534
    North Pacific Bank, Ltd..................................... 32,300   79,226
    NS Tool Co., Ltd............................................  1,000   22,886
    NS United Kaiun Kaisha, Ltd.................................  1,500   32,946
    NSD Co., Ltd................................................  3,730   92,396
    NTN Corp.................................................... 26,800   88,462
    NuFlare Technology, Inc.....................................    700   43,486
    OAK Capital Corp............................................  5,200    6,711
    Obara Group, Inc............................................  1,000   38,246
    Odelic Co., Ltd.............................................    600   21,216
    Oenon Holdings, Inc.........................................  5,000   17,939
    Ogaki Kyoritsu Bank, Ltd. (The).............................  4,700  106,240
    Ohara, Inc..................................................    700    8,808
    Ohashi Technica, Inc........................................  1,700   22,015
    Ohsho Food Service Corp.....................................  1,200   78,148
    Oiles Corp..................................................  3,673   61,388
#*  Oisix ra daichi, Inc........................................  1,900   28,341
    Oita Bank, Ltd. (The).......................................  1,600   48,157
    Okabe Co., Ltd..............................................  4,000   36,604
    Okamoto Industries, Inc.....................................  1,200   62,143
    Okamoto Machine Tool Works, Ltd.............................    300    8,045
    Okamura Corp................................................  7,300   73,684
    Okasan Securities Group, Inc................................ 17,000   62,270
    Oki Electric Industry Co., Ltd..............................  6,500   76,191
    Okinawa Cellular Telephone Co...............................  1,100   34,528
    Okinawa Electric Power Co., Inc. (The)......................  5,357   88,519
    OKK Corp....................................................    500    3,612
    OKUMA Corp..................................................  2,000  117,819
    Okumura Corp................................................  3,400  109,994
    Okura Industrial Co., Ltd...................................    800   13,259
    Okuwa Co., Ltd..............................................  4,000   40,454
    Onoken Co., Ltd.............................................  2,900   41,317
    Onward Holdings Co., Ltd.................................... 12,000   66,202
    Ootoya Holdings Co., Ltd....................................    500    9,900
*   Open Door, Inc..............................................    900   26,064
    Optex Group Co., Ltd........................................  3,300   55,281

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Organo Corp.................................................    800 $ 23,813
    Origin Co., Ltd.............................................    600   11,140
    Osaka Organic Chemical Industry, Ltd........................  2,900   29,538
    Osaka Soda Co., Ltd.........................................  2,000   48,346
    Osaka Steel Co., Ltd........................................  1,500   25,691
    OSAKA Titanium Technologies Co., Ltd........................  3,300   45,840
    Osaki Electric Co., Ltd.....................................  6,000   39,901
    OSG Corp....................................................  2,300   46,302
    OSJB Holdings Corp.......................................... 18,400   43,962
    Outsourcing, Inc............................................  8,500  111,756
    Oyo Corp....................................................  2,700   28,466
    Ozu Corp....................................................    600   10,332
    Pacific Industrial Co., Ltd.................................  4,800   78,709
    Pacific Metals Co., Ltd.....................................  2,700   59,323
    Pack Corp. (The)............................................  1,000   32,216
    PAL GROUP Holdings Co., Ltd.................................  1,400   42,936
    Paramount Bed Holdings Co., Ltd.............................  2,000   93,983
    Parco Co., Ltd..............................................  3,300   31,702
    Paris Miki Holdings, Inc....................................  1,000    3,525
    Pasona Group, Inc...........................................  1,500   23,792
    PC Depot Corp...............................................  2,760   10,158
    Pegasus Sewing Machine Manufacturing Co., Ltd...............  2,600   14,983
    Penta-Ocean Construction Co., Ltd........................... 29,400  134,876
#   Pepper Food Service Co., Ltd................................    900   18,235
#*  Phil Co., Inc...............................................    200    6,952
    PIA Corp....................................................    600   25,418
    Pickles Corp................................................  1,200   22,334
    Piolax, Inc.................................................  3,000   56,482
    Plenus Co., Ltd.............................................  2,200   36,343
    Poletowin Pitcrew Holdings, Inc.............................  3,400   30,787
    Press Kogyo Co., Ltd........................................  9,000   48,747
    Pressance Corp..............................................  3,600   44,098
    Prestige International, Inc.................................  4,800   68,910
    Prima Meat Packers, Ltd.....................................  3,000   55,068
    Pronexus, Inc...............................................  1,300   15,479
#*  Prospect Co., Ltd........................................... 44,000    7,091
    Proto Corp..................................................  1,000   18,765
    PS Mitsubishi Construction Co., Ltd.........................  3,600   21,213
    Punch Industry Co., Ltd.....................................  2,600   15,062
    Qol Holdings Co., Ltd.......................................  2,600   39,498
    Quick Co., Ltd..............................................    700   10,887
    Raito Kogyo Co., Ltd........................................  4,700   60,685
    Rakus Co., Ltd..............................................  1,800   31,438
#   Rasa Industries, Ltd........................................    800   11,243
    Raysum Co., Ltd.............................................  1,900   17,305
#   RECOMM Co., Ltd.............................................  9,700   14,680
    Relia, Inc..................................................  4,800   50,797
#   Remixpoint, Inc.............................................  1,500    4,357
    Renaissance, Inc............................................  1,600   29,628
*   RENOVA, Inc.................................................  3,400   29,591
#*  Renown, Inc.................................................  3,000    2,731
    Resorttrust, Inc............................................  8,600  120,387
    Restar Holdings Corp........................................  2,800   45,418
#   Retail Partners Co., Ltd....................................  2,000   20,885
    Rheon Automatic Machinery Co., Ltd..........................  2,000   30,322
    Rhythm Watch Co., Ltd.......................................  1,000   11,405
    Ricoh Leasing Co., Ltd......................................  1,900   55,531
    Ride On Express Holdings Co., Ltd...........................  1,200   12,946
#   Right On Co., Ltd...........................................  1,500   10,503

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Riken Corp..................................................  1,300 $ 62,331
    Riken Keiki Co., Ltd........................................  2,500   47,371
    Riken Technos Corp..........................................  3,200   14,968
    Riken Vitamin Co., Ltd......................................  1,100   36,216
    Ringer Hut Co., Ltd.........................................  1,900   40,248
    Rion Co., Ltd...............................................  1,400   25,169
    Riso Kagaku Corp............................................  3,000   49,803
    Riso Kyoiku Co., Ltd........................................ 10,600   40,561
#   Rock Field Co., Ltd.........................................  2,100   30,048
    Rokko Butter Co., Ltd.......................................  1,700   32,946
    Roland DG Corp..............................................  1,200   25,964
#   Rorze Corp..................................................  1,400   32,995
    Round One Corp..............................................  7,600  102,411
    Royal Holdings Co., Ltd.....................................  2,500   61,211
    RS Technologies Co., Ltd....................................    500   14,701
    Ryobi, Ltd..................................................  2,600   59,316
    Ryoden Corp.................................................  2,300   31,577
    Ryosan Co., Ltd.............................................  2,400   64,734
    Ryoyo Electro Corp..........................................  2,600   40,031
    S Foods, Inc................................................  1,600   55,487
#   S&B Foods, Inc..............................................    600   21,991
    Sac's Bar Holdings, Inc.....................................  1,650   16,470
#   Sagami Rubber Industries Co., Ltd...........................  1,000   17,051
    Saibu Gas Co., Ltd..........................................  3,600   75,741
    Saizeriya Co., Ltd..........................................  2,600   58,495
    Sakai Chemical Industry Co., Ltd............................  1,400   34,656
    Sakai Heavy Industries, Ltd.................................    600   17,126
    Sakai Moving Service Co., Ltd...............................    800   47,127
    Sakai Ovex Co., Ltd.........................................    800   12,464
    Sakata INX Corp.............................................  5,200   47,286
#   Sakura Internet, Inc........................................  1,700    8,252
    Sala Corp...................................................  7,000   38,511
    SAMTY Co., Ltd..............................................  3,600   46,709
    San Holdings, Inc...........................................    400    8,964
    San ju San Financial Group, Inc.............................  2,700   36,457
    San-A Co., Ltd..............................................  1,700   66,720
    San-Ai Oil Co., Ltd.........................................  6,700   56,555
*   Sanden Holdings Corp........................................  3,000   21,618
    Sanei Architecture Planning Co., Ltd........................  1,300   18,434
    Sangetsu Corp...............................................  5,000   93,725
    San-In Godo Bank, Ltd. (The)................................ 16,400  108,680
    Sanken Electric Co., Ltd....................................  3,000   64,502
    Sanki Engineering Co., Ltd..................................  5,000   54,715
    Sankyo Frontier Co., Ltd....................................    600   18,788
    Sankyo Seiko Co., Ltd.......................................  4,000   18,251
    Sankyo Tateyama, Inc........................................  2,800   31,143
    Sanoh Industrial Co., Ltd...................................  3,000   14,255
#   Sansei Technologies, Inc....................................  1,200   16,697
#   Sansha Electric Manufacturing Co., Ltd......................    800    6,779
    Sanshin Electronics Co., Ltd................................  2,000   33,737
    Sanyo Chemical Industries, Ltd..............................  1,600   80,982
    Sanyo Denki Co., Ltd........................................  1,000   47,062
    Sanyo Electric Railway Co., Ltd.............................  2,000   39,963
    Sanyo Housing Nagoya Co., Ltd...............................  1,300   11,083
    Sanyo Shokai, Ltd...........................................  2,500   42,304
    Sanyo Special Steel Co., Ltd................................  3,000   60,157
    Sanyo Trading Co., Ltd......................................  1,300   26,426
    Sapporo Holdings, Ltd.......................................  6,400  131,250
    Sato Holdings Corp..........................................  2,700   65,736

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Sato Shoji Corp.............................................  1,300 $ 10,949
#   Satori Electric Co., Ltd....................................  2,600   23,312
    Sawada Holdings Co., Ltd....................................  3,300   28,989
    Saxa Holdings, Inc..........................................    400    6,314
    SBS Holdings, Inc...........................................  1,500   25,346
#   Scala, Inc..................................................  1,600   13,018
#   Scroll Corp.................................................  2,300    7,650
    SEC Carbon, Ltd.............................................    200   17,815
    Secom Joshinetsu Co., Ltd...................................    900   29,169
    Seed Co., Ltd...............................................  1,500   15,412
    Seika Corp..................................................  1,000   12,294
    Seikagaku Corp..............................................  4,200   46,250
    Seikitokyu Kogyo Co., Ltd...................................  5,600   28,601
    Seiko Holdings Corp.........................................  3,300   74,890
    Seiko PMC Corp..............................................    800    5,706
    Seiren Co., Ltd.............................................  5,800   86,904
    Sekisui Jushi Corp..........................................  2,700   52,271
    Sekisui Plastics Co., Ltd...................................  3,500   26,088
    Senko Group Holdings Co., Ltd............................... 11,100   89,274
    Senshu Electric Co., Ltd....................................    700   16,269
    Senshu Ikeda Holdings, Inc.................................. 29,200   72,556
*   Senshukai Co., Ltd..........................................  3,000    6,494
    SFP Holdings Co., Ltd.......................................  1,400   23,050
    Shibaura Electronics Co., Ltd...............................    700   25,088
    Shibaura Mechatronics Corp..................................    400   13,758
    Shibusawa Warehouse Co., Ltd. (The).........................  1,200   18,889
    Shibuya Corp................................................  1,200   37,303
#*  SHIFT, Inc..................................................    800   44,071
    Shiga Bank, Ltd. (The)......................................  4,399  105,274
    Shikibo, Ltd................................................    900    8,234
    Shikoku Bank, Ltd. (The)....................................  5,400   49,367
    Shikoku Chemicals Corp......................................  4,600   49,761
    Shima Seiki Manufacturing, Ltd..............................  2,800   94,214
    Shimachu Co., Ltd...........................................  3,100   74,961
    Shimizu Bank, Ltd. (The)....................................  1,100   17,434
    Shimojima Co., Ltd..........................................  1,200   12,878
#   Shin Nippon Air Technologies Co., Ltd.......................  1,600   25,791
*   Shin Nippon Biomedical Laboratories, Ltd....................  3,200   22,058
    Shinagawa Refractories Co., Ltd.............................  1,200   35,848
    Shindengen Electric Manufacturing Co., Ltd..................  1,400   57,608
    Shin-Etsu Polymer Co., Ltd..................................  5,000   38,071
*   Shinkawa, Ltd...............................................  1,000    4,491
    Shin-Keisei Electric Railway Co., Ltd.......................    900   16,747
    Shinko Electric Industries Co., Ltd.........................  8,900   78,544
    Shinko Plantech Co., Ltd....................................  6,500   68,039
    Shinko Shoji Co., Ltd.......................................  2,600   43,806
    Shinmaywa Industries, Ltd...................................  8,000   98,783
    Shinnihon Corp..............................................  3,400   29,229
#   Shinoken Group Co., Ltd.....................................  3,900   25,262
    Shinsho Corp................................................  1,000   23,932
    Shinwa Co., Ltd.............................................    900   18,355
    Ship Healthcare Holdings, Inc...............................  2,200   90,511
    Shizuki Electric Co., Inc...................................  1,600    8,934
    Shizuoka Gas Co., Ltd.......................................  5,600   45,465
    Shobunsha Publications, Inc.................................  1,300    4,741
#   Shoei Co., Ltd..............................................  1,300   56,522
    Shoei Foods Corp............................................  1,000   28,036
    Shofu, Inc..................................................  1,000   11,373
    Showa Aircraft Industry Co., Ltd............................  1,600   19,542

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Showa Corp..................................................  5,400 $ 79,316
    Showa Sangyo Co., Ltd.......................................  2,000   54,067
    SIGMAXYZ, Inc...............................................  1,700   16,645
#   Siix Corp...................................................  3,800   60,921
    Sinanen Holdings Co., Ltd...................................  1,300   24,430
    Sinfonia Technology Co., Ltd................................  3,599   51,225
    Sinko Industries, Ltd.......................................  2,400   34,541
    Sintokogio, Ltd.............................................  5,338   50,226
    SK-Electronics Co., Ltd.....................................  1,300   20,736
    SKY Perfect JSAT Holdings, Inc.............................. 17,800   71,215
    SMK Corp....................................................    500   11,574
    SMS Co., Ltd................................................  5,700  110,624
    Snow Peak, Inc..............................................  1,600   22,778
    SNT Corp....................................................  3,900   12,828
    Soda Nikka Co., Ltd.........................................  3,100   16,002
    Sodick Co., Ltd.............................................  5,800   52,396
    Soft99 Corp.................................................  1,200    9,724
#   Softbank Technology Corp....................................  1,400   31,286
    Softcreate Holdings Corp....................................    900   12,765
#   Software Service, Inc.......................................    400   35,745
    Sogo Medical Holdings Co., Ltd..............................  2,600   48,267
    Soken Chemical & Engineering Co., Ltd.......................    800   11,334
    Solasto Corp................................................  5,000   50,137
    Soliton Systems K.K.........................................  1,500   13,951
#   Sourcenext Corp.............................................  6,400   29,551
    Space Co., Ltd..............................................    880   10,213
#   Space Value Holdings Co., Ltd...............................  2,500   13,659
#   Sparx Group Co., Ltd........................................ 11,800   25,536
    SRA Holdings................................................  1,000   21,668
    SRS Holdings Co., Ltd.......................................  2,500   22,636
    St Marc Holdings Co., Ltd...................................  1,700   38,171
    Star Mica Co., Ltd..........................................  1,800   21,473
#   Star Micronics Co., Ltd.....................................  2,400   39,170
    Starts Corp., Inc...........................................  2,700   60,125
    Starzen Co., Ltd............................................  1,000   36,138
    Stella Chemifa Corp.........................................    900   24,993
    Step Co., Ltd...............................................  1,500   20,310
    Strike Co., Ltd.............................................    600   10,947
    Studio Alice Co., Ltd.......................................  1,100   20,289
    Sugimoto & Co., Ltd.........................................    900   16,112
    Sumida Corp.................................................  2,200   32,851
    Suminoe Textile Co., Ltd....................................    900   24,268
    Sumitomo Bakelite Co., Ltd..................................  1,400   54,646
    Sumitomo Densetsu Co., Ltd..................................  2,200   37,801
    Sumitomo Mitsui Construction Co., Ltd....................... 14,392   93,927
#   Sumitomo Osaka Cement Co., Ltd..............................  4,000  163,000
    Sumitomo Precision Products Co., Ltd........................    200    5,581
    Sumitomo Riko Co., Ltd......................................  3,800   33,483
    Sumitomo Seika Chemicals Co., Ltd...........................  1,600   62,165
    Sumitomo Warehouse Co., Ltd. (The)..........................  6,500   83,369
    Sun Frontier Fudousan Co., Ltd..............................  3,700   37,855
    Suncall Corp................................................  1,500    8,197
    Sun-Wa Technos Corp.........................................  1,500   11,949
    Sushiro Global Holdings, Ltd................................  1,600  104,746
    SWCC Showa Holdings Co., Ltd................................  3,700   25,744
    Systena Corp................................................  7,000   84,270
    Syuppin Co., Ltd............................................  1,800   12,008
    T Hasegawa Co., Ltd.........................................  3,000   48,475
    T RAD Co., Ltd..............................................  1,100   23,580

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    T&K Toka Co., Ltd...........................................  2,300 $ 20,297
    Tachibana Eletech Co., Ltd..................................  2,500   39,029
    Tachikawa Corp..............................................  1,100   12,511
    Tachi-S Co., Ltd............................................  4,300   66,328
    Tadano, Ltd.................................................  9,900  104,745
    Taihei Dengyo Kaisha, Ltd...................................  2,600   57,343
    Taiho Kogyo Co., Ltd........................................  1,900   15,027
    Taikisha, Ltd...............................................  2,300   69,509
    Taiko Bank, Ltd. (The)......................................    400    5,987
    Taisei Lamick Co., Ltd......................................    800   20,254
    Taiyo Holdings Co., Ltd.....................................  1,500   52,837
    Takamatsu Construction Group Co., Ltd.......................  1,600   34,513
    Takamiya Co., Ltd...........................................  1,700   10,299
    Takaoka Toko Co., Ltd.......................................  1,200   13,905
    Takara Leben Co., Ltd.......................................  9,300   28,922
    Takara Standard Co., Ltd....................................  4,200   63,934
    Takasago International Corp.................................  2,100   63,879
    Takasago Thermal Engineering Co., Ltd.......................  4,100   65,026
    Take And Give Needs Co., Ltd................................  1,000   13,185
    TAKEBISHI Corp..............................................  1,400   17,317
    Takeei Corp.................................................  1,900   13,413
    Takeuchi Manufacturing Co., Ltd.............................  3,200   60,683
    Takihyo Co., Ltd............................................    200    3,277
    Takisawa Machine Tool Co., Ltd..............................  1,100   15,443
    Takuma Co., Ltd.............................................  2,600   31,350
#   Tama Home Co., Ltd..........................................  1,900   18,748
    Tamron Co., Ltd.............................................  2,000   39,161
    Tamura Corp................................................. 11,000   68,336
    Tanseisha Co., Ltd..........................................  3,800   42,434
#   Tateru, Inc.................................................  3,400    8,138
    Tatsuta Electric Wire and Cable Co., Ltd....................  5,200   22,838
    Tayca Corp..................................................  1,900   42,897
    Tazmo Co., Ltd..............................................  1,100    8,891
    Tbk Co., Ltd................................................  2,800   10,232
    TDC Soft, Inc...............................................  1,600   12,393
    TechMatrix Corp.............................................  2,100   37,419
    Techno Smart Corp...........................................    700    5,837
    TechnoPro Holdings, Inc.....................................    600   36,101
    Tecnos Japan, Inc...........................................  1,400    8,466
    Teikoku Electric Manufacturing Co., Ltd.....................  3,100   31,611
    Teikoku Sen-I Co., Ltd......................................  1,200   26,711
    Teikoku Tsushin Kogyo Co., Ltd..............................    800    8,779
    Tekken Corp.................................................  1,800   47,064
    Tenma Corp..................................................  2,000   37,174
#*  Terilogy Co., Ltd...........................................  1,600   13,492
    T-Gaia Corp.................................................  2,100   34,140
    TKC Corp....................................................  1,600   62,649
    Toa Corp....................................................  2,600   28,609
    Toa Corp....................................................  1,800   25,857
    Toa Oil Co., Ltd............................................    600    9,688
    TOA ROAD Corp...............................................    300    7,686
    Toagosei Co., Ltd........................................... 11,400  124,449
    Tobishima Corp..............................................  3,420   43,779
    TOC Co., Ltd................................................  6,100   38,131
    Tocalo Co., Ltd.............................................  8,600   70,776
    Tochigi Bank, Ltd. (The).................................... 19,000   38,523
#   Toda Kogyo Corp.............................................    700   14,013
    Toei Animation Co., Ltd.....................................  1,200   59,651
    Toei Co., Ltd...............................................    700   90,903

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Toenec Corp.................................................  1,400 $ 38,876
    Toho Bank, Ltd. (The)....................................... 21,500   55,786
    Toho Co., Ltd...............................................    900   17,778
    Toho Holdings Co., Ltd......................................  3,800   89,038
    Toho Titanium Co., Ltd......................................  3,900   32,817
    Toho Zinc Co., Ltd..........................................  1,600   41,882
    Tohoku Bank, Ltd. (The).....................................    800    7,790
    Tokai Corp..................................................  1,800   41,593
    TOKAI Holdings Corp.........................................  9,000   75,179
    Tokai Rika Co., Ltd.........................................  4,000   69,457
    Tokai Tokyo Financial Holdings, Inc......................... 24,000   79,758
    Token Corp..................................................    680   41,515
    Tokushu Tokai Paper Co., Ltd................................    919   33,955
    Tokuyama Corp...............................................  4,300  106,834
#*  Tokyo Base Co., Ltd.........................................  2,400   23,051
    Tokyo Dome Corp.............................................  8,300   82,433
    Tokyo Electron Device, Ltd..................................  1,200   20,925
    Tokyo Energy & Systems, Inc.................................  4,100   35,385
    Tokyo Keiki, Inc............................................  1,800   17,947
    Tokyo Kiraboshi Financial Group, Inc........................  3,924   56,701
    Tokyo Ohka Kogyo Co., Ltd...................................  3,900  124,890
    Tokyo Rakutenchi Co., Ltd...................................    500   22,634
    Tokyo Rope Manufacturing Co., Ltd...........................  1,200   11,816
    Tokyo Sangyo Co., Ltd.......................................  2,700   12,470
    Tokyo Seimitsu Co., Ltd.....................................  4,000  116,188
    Tokyo Steel Manufacturing Co., Ltd.......................... 10,500   89,920
    Tokyo Tekko Co., Ltd........................................    600    6,641
    Tokyo Theatres Co., Inc.....................................    600    7,178
    Tokyotokeiba Co., Ltd.......................................  1,400   40,846
    Tokyu Construction Co., Ltd.................................  9,100   65,351
    Tokyu Recreation Co., Ltd...................................    600   26,804
    Toli Corp...................................................  6,000   14,049
    Tomato Bank, Ltd............................................    900    8,635
#   Tomoe Corp..................................................  3,500   11,298
    Tomoe Engineering Co., Ltd..................................  1,000   22,020
    Tomoku Co., Ltd.............................................  1,000   15,914
    TOMONY Holdings, Inc........................................ 16,800   61,143
    Tomy Co., Ltd...............................................  9,217   98,831
    Tonami Holdings Co., Ltd....................................    800   43,961
    Topcon Corp.................................................  8,100   98,430
    Toppan Forms Co., Ltd.......................................  7,500   68,591
    Topre Corp..................................................  4,300   80,660
    Topy Industries, Ltd........................................  1,800   41,656
    Toridoll Holdings Corp......................................  2,400   53,753
    Torigoe Co., Ltd. (The).....................................  2,500   17,225
    Torii Pharmaceutical Co., Ltd...............................  1,600   31,804
    Torikizoku Co., Ltd.........................................  1,000   17,065
    Torishima Pump Manufacturing Co., Ltd.......................  2,000   18,161
    Tosei Corp..................................................  4,200   34,929
    Toshiba Machine Co., Ltd....................................  3,200   73,179
    Toshiba Plant Systems & Services Corp.......................  2,700   48,484
    Toshiba TEC Corp............................................  1,600   44,215
    Tosho Co., Ltd..............................................  1,400   35,974
#   Tosho Printing Co., Ltd.....................................  2,500   21,865
#   Totech Corp.................................................  1,200   23,595
    Totetsu Kogyo Co., Ltd......................................  2,200   64,597
    Tottori Bank, Ltd. (The)....................................    600    7,618
    Tow Co., Ltd................................................  1,500    9,789
    Towa Bank, Ltd. (The).......................................  4,300   27,582

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Towa Corp...................................................  2,500 $ 20,803
    Towa Pharmaceutical Co., Ltd................................  3,000   73,870
    Toyo Construction Co., Ltd.................................. 12,400   45,681
    Toyo Corp...................................................  3,000   24,470
    Toyo Denki Seizo K.K........................................  1,000   13,693
*   Toyo Engineering Corp.......................................  3,400   18,133
    Toyo Ink SC Holdings Co., Ltd...............................  3,800   91,053
    Toyo Kanetsu K.K............................................  1,200   22,884
    Toyo Machinery & Metal Co., Ltd.............................  2,600   14,617
    Toyo Securities Co., Ltd.................................... 12,000   14,008
    Toyo Tanso Co., Ltd.........................................  1,900   37,708
    Toyo Tire Corp..............................................  5,700   66,681
    Toyobo Co., Ltd.............................................  9,900  129,178
    TPR Co., Ltd................................................  3,300   65,051
    Trancom Co., Ltd............................................    700   40,717
#   Transaction Co., Ltd........................................  2,400   17,478
    Tri Chemical Laboratories, Inc..............................    900   47,449
    Trusco Nakayama Corp........................................  3,000   75,824
    Trust Tech, Inc.............................................  1,000   34,087
    TSI Holdings Co., Ltd.......................................  8,125   50,528
    Tsubaki Nakashima Co., Ltd..................................  3,900   72,874
    Tsubakimoto Chain Co........................................  2,700  100,642
    Tsubakimoto Kogyo Co., Ltd..................................    400   13,115
#   Tsugami Corp................................................  5,000   45,323
    Tsukishima Kikai Co., Ltd...................................  3,000   39,360
    Tsukuba Bank, Ltd...........................................  5,500    9,711
    Tsukui Corp.................................................  5,200   32,484
    Tsurumi Manufacturing Co., Ltd..............................  2,000   35,846
    Tsutsumi Jewelry Co., Ltd...................................    800   13,039
    TV Asahi Holdings Corp......................................  1,900   33,531
    Tv Tokyo Holdings Corp......................................  2,000   42,155
    UACJ Corp...................................................  3,203   64,798
    Uchida Yoko Co., Ltd........................................    800   25,536
    Ulvac, Inc..................................................  4,300  144,851
    UMC Electronics Co., Ltd....................................    900   11,676
    Umenohana Co., Ltd..........................................    600   14,286
    Uniden Holdings Corp........................................  1,000   22,084
    Union Tool Co...............................................    900   24,848
    Unipres Corp................................................  4,100   63,363
    United Arrows, Ltd..........................................  2,200   69,491
    United Super Markets Holdings, Inc..........................  6,300   56,954
    UNITED, Inc.................................................  1,200   15,434
*   Unitika, Ltd................................................  5,400   21,422
    Unizo Holdings Co., Ltd.....................................  3,000   53,184
    Ushio, Inc.................................................. 11,500  139,803
    UT Group Co., Ltd...........................................  2,300   66,337
    V Technology Co., Ltd.......................................    600   80,654
    Valor Holdings Co., Ltd.....................................  3,100   75,622
    Valqua, Ltd.................................................  2,400   51,494
    ValueCommerce Co., Ltd......................................  1,500   38,015
*   Vector, Inc.................................................  3,300   39,289
*   VIA Holdings, Inc...........................................  1,200    7,013
*   Vision, Inc.................................................    800   36,817
#   Vital KSK Holdings, Inc.....................................  4,800   45,800
    VT Holdings Co., Ltd........................................ 11,300   45,601
    Wacoal Holdings Corp........................................  4,400  108,671
    Wacom Co., Ltd.............................................. 16,400   66,318
    Wakachiku Construction Co., Ltd.............................  1,700   21,859
    Wakita & Co., Ltd...........................................  4,500   47,269

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
JAPAN -- (Continued)
    Warabeya Nichiyo Holdings Co., Ltd..........................  2,500 $    40,212
    Watahan & Co., Ltd..........................................  1,000      21,434
    WATAMI Co., Ltd.............................................  3,300      46,194
    WDB Holdings Co., Ltd.......................................    600      17,826
    Weathernews, Inc............................................    700      21,261
    West Holdings Corp..........................................  2,200      29,251
    Will Group, Inc.............................................  1,500      15,343
    WIN-Partners Co., Ltd.......................................  3,100      33,895
    Wood One Co., Ltd...........................................    600       5,857
    World Holdings Co., Ltd.....................................  1,000      17,002
    Wowow, Inc..................................................    800      20,731
    Xebio Holdings Co., Ltd.....................................  4,700      49,481
    Yachiyo Industry Co., Ltd...................................  1,500      10,190
    Yahagi Construction Co., Ltd................................  4,200      29,463
#   Yakuodo Co., Ltd............................................  1,000      24,490
    YAMABIKO Corp...............................................  3,960      39,169
#   YAMADA Consulting Group Co., Ltd............................    900      19,579
    Yamagata Bank, Ltd. (The)...................................  3,600      58,018
#   Yamaichi Electronics Co., Ltd...............................  3,100      35,284
#   YA-MAN, Ltd.................................................  2,800      26,940
    Yamanashi Chuo Bank, Ltd. (The).............................  4,600      53,963
    Yamatane Corp...............................................  1,000      14,562
    Yamato Corp.................................................  1,400       6,559
    Yamato Kogyo Co., Ltd.......................................  3,600      99,954
    Yamazen Corp................................................  5,400      56,817
    Yaoko Co., Ltd..............................................    700      33,312
    Yashima Denki Co., Ltd......................................  2,600      20,599
    Yasuda Logistics Corp.......................................  2,000      15,517
#   Yasunaga Corp...............................................    900      14,232
    Yellow Hat, Ltd.............................................  3,600      45,556
    Yodogawa Steel Works, Ltd...................................  2,400      45,791
    Yokogawa Bridge Holdings Corp...............................  3,300      53,697
    Yokohama Reito Co., Ltd.....................................  6,700      53,068
#   Yokowo Co., Ltd.............................................  1,700      27,208
    Yomeishu Seizo Co., Ltd.....................................  1,000      19,068
    Yomiuri Land Co., Ltd.......................................    500      19,733
    Yondenko Corp...............................................    420       9,977
    Yondoshi Holdings, Inc......................................  2,300      50,674
    Yorozu Corp.................................................  3,300      48,062
    Yotai Refractories Co., Ltd.................................  3,000      14,106
    Yuasa Trading Co., Ltd......................................  2,000      57,054
#   Yume No Machi Souzou Iinkai Co., Ltd........................  1,600      24,005
#   Yumeshin Holdings Co., Ltd..................................  7,100      51,429
    Yurtec Corp.................................................  6,100      43,047
    Yushiro Chemical Industry Co., Ltd..........................  1,000      11,966
    Zenitaka Corp. (The)........................................    400      19,190
    Zenrin Co., Ltd.............................................  2,700      58,969
    ZIGExN Co., Ltd.............................................  5,200      27,146
#   Zojirushi Corp..............................................  5,600      57,783
    Zuiko Corp..................................................    700      22,599
    Zuken, Inc..................................................  2,000      27,512
                                                                        -----------
TOTAL JAPAN.....................................................         52,815,979
                                                                        -----------
NETHERLANDS -- (2.2%)
    Aalberts NV................................................. 10,237     402,773
#   Accell Group NV.............................................  3,013      85,909
#*  Altice Europe NV............................................ 50,204     159,320
#   AMG Advanced Metallurgical Group NV.........................  2,744      83,426
    Amsterdam Commodities NV....................................  2,318      52,843

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
NETHERLANDS -- (Continued)
    APERAM SA...................................................  5,507 $  169,895
#   Arcadis NV..................................................  8,601    162,521
*   Argenx SE...................................................    241     30,869
    ASM International NV........................................  5,440    370,896
    ASR Nederland NV............................................    822     36,574
*   Basic-Fit NV................................................  2,756     97,826
    BE Semiconductor Industries NV..............................  9,082    261,612
#*  Beter Bed Holding NV........................................  1,921      9,420
    BinckBank NV................................................ 10,730     76,141
    Boskalis Westminster........................................  8,885    243,850
    Brunel International NV.....................................  2,547     41,331
    Corbion NV..................................................  5,419    173,353
    Flow Traders................................................  3,614    103,569
    ForFarmers NV...............................................  4,983     42,606
#*  Fugro NV....................................................  9,528     86,839
    GrandVision NV..............................................  2,203     49,575
*   Heijmans NV.................................................  1,818     20,642
    Hunter Douglas NV...........................................    685     48,394
    IMCD NV.....................................................  4,701    380,096
    Intertrust NV...............................................  7,191    136,690
    KAS Bank NV.................................................  1,902     26,608
#   Kendrion NV.................................................  2,099     51,521
    Koninklijke BAM Groep NV.................................... 33,087    161,578
    Koninklijke Vopak NV........................................  3,062    136,728
*   Lucas Bols NV...............................................    553      9,626
    Nederland Apparatenfabriek..................................    414     23,103
*   OCI NV......................................................  5,819    169,006
    Ordina NV................................................... 14,344     30,710
    PostNL NV................................................... 51,909    134,649
    SBM Offshore NV............................................. 21,716    402,971
#   SIF Holding NV..............................................    540      6,386
    Signify NV.................................................. 10,139    304,266
    Sligro Food Group NV........................................  3,086    112,783
*   Takeaway.com NV.............................................  3,310    285,293
    TKH Group NV................................................  3,198    172,062
*   TomTom NV................................................... 12,314    106,441
    Van Lanschot Kempen NV......................................  1,388     36,143
    Wessanen....................................................  8,503    110,394
                                                                        ----------
TOTAL NETHERLANDS...............................................         5,607,238
                                                                        ----------
NEW ZEALAND -- (0.7%)
    Air New Zealand, Ltd........................................ 34,085     61,039
    Arvida Group, Ltd........................................... 15,354     13,338
    Briscoe Group, Ltd..........................................  9,711     21,602
    Chorus, Ltd................................................. 32,358    129,506
    Delegat Group, Ltd..........................................  2,022     13,971
    Freightways, Ltd............................................ 10,246     58,239
    Genesis Energy, Ltd......................................... 32,503     66,337
#   Gentrack Group, Ltd.........................................  4,745     17,429
    Hallenstein Glasson Holdings, Ltd...........................  5,327     17,543
    Heartland Group Holdings, Ltd............................... 26,871     27,855
    Infratil, Ltd............................................... 46,774    135,567
    Investore Property, Ltd..................................... 12,518     13,708
    Kathmandu Holdings, Ltd..................................... 19,090     29,977
    Mainfreight, Ltd............................................  5,140    120,202
    Metlifecare, Ltd............................................ 14,953     49,410
    New Zealand Refining Co., Ltd. (The)........................ 22,065     30,671
    NZME, Ltd................................................... 14,069      5,159
#   NZX, Ltd.................................................... 31,716     21,387

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NEW ZEALAND -- (Continued)
    Oceania Healthcare, Ltd.....................................  30,121 $   21,546
    PGG Wrightson, Ltd..........................................  10,577      3,742
*   Pushpay Holdings, Ltd.......................................  11,016     27,838
    Restaurant Brands New Zealand, Ltd..........................   2,935     16,685
    Sanford, Ltd................................................   6,562     29,904
    Scales Corp., Ltd...........................................   8,503     28,271
    Skellerup Holdings, Ltd.....................................  17,609     25,753
    SKY Network Television, Ltd.................................  36,103     29,461
    SKYCITY Entertainment Group, Ltd............................  62,747    170,992
    Steel & Tube Holdings, Ltd..................................   5,579      4,620
    Summerset Group Holdings, Ltd...............................  14,504     54,369
*   Synlait Milk, Ltd...........................................   5,821     41,121
    Tourism Holdings, Ltd.......................................  12,251     33,070
*   TOWER, Ltd..................................................  13,924      7,245
    Trade Me Group, Ltd.........................................  32,478    139,552
    Trustpower, Ltd.............................................   4,827     22,395
    Vista Group International, Ltd..............................  12,811     43,149
    Warehouse Group, Ltd. (The).................................   5,475      7,821
    Z Energy, Ltd...............................................  25,624    108,342
                                                                         ----------
TOTAL NEW ZEALAND...............................................          1,648,816
                                                                         ----------
NORWAY -- (1.0%)
    ABG Sundal Collier Holding ASA..............................  48,103     24,003
    AF Gruppen ASA..............................................   3,415     60,822
*   Akastor ASA.................................................  20,811     32,180
*   Aker Solutions ASA..........................................  16,214     83,243
    American Shipping Co. ASA...................................   5,693     22,546
*   Archer, Ltd.................................................  15,426      9,940
    Atea ASA....................................................   6,329     90,475
*   Avance Gas Holding, Ltd.....................................   4,699     13,401
#*  Axactor SE..................................................  19,390     47,321
    B2Holding ASA...............................................   6,334      9,802
    Bonheur ASA.................................................   2,524     40,513
    Borregaard ASA..............................................  12,564    127,549
#*  BW LPG, Ltd.................................................  11,386     52,416
*   BW Offshore, Ltd............................................  10,768     60,036
    Data Respons ASA............................................   6,742     24,246
    DNO ASA.....................................................  74,076    168,176
#*  DOF ASA.....................................................  11,184      6,144
    Europris ASA................................................  21,503     67,197
*   FLEX LNG, Ltd...............................................   3,636     50,084
*   Frontline, Ltd..............................................  11,340     94,180
#*  Funcom NV...................................................   4,499      8,377
    Grieg Seafood ASA...........................................   5,477     63,277
*   Hexagon Composites ASA......................................  13,175     62,087
#   Hoegh LNG Holdings, Ltd.....................................   8,753     39,842
*   Kongsberg Automotive ASA....................................  47,061     43,225
    Kvaerner ASA................................................  20,809     28,967
    Magnora ASA.................................................   1,337      1,241
#*  NEL ASA..................................................... 102,353     86,011
*   Nordic Nanovector ASA.......................................   5,457     29,132
#*  Nordic Semiconductor ASA....................................  16,200     77,201
#   Norway Royal Salmon ASA.....................................   1,421     30,737
#*  Norwegian Air Shuttle ASA...................................   4,848     20,315
*   Norwegian Finans Holding ASA................................   8,729     71,925
    Norwegian Property ASA......................................  18,084     22,278
#   Ocean Yield ASA.............................................   5,542     42,120
*   Odfjell Drilling, Ltd.......................................   9,723     33,716
    Odfjell SE, Class A.........................................   1,000      3,275

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NORWAY -- (Continued)
    Olav Thon Eiendomsselskap ASA...............................   1,263 $   23,268
*   Otello Corp. ASA............................................  10,082     17,390
#*  Panoro Energy ASA...........................................   7,973     15,568
*   Petroleum Geo-Services ASA..................................  33,331     73,988
*   Prosafe SE..................................................   9,316     17,562
#*  Protector Forsikring ASA....................................   8,297     56,326
#*  REC Silicon ASA............................................. 260,071     21,063
    Sbanken ASA.................................................   8,254     81,243
    Scatec Solar ASA............................................  10,093     95,874
    Selvaag Bolig ASA...........................................   5,226     29,669
#*  Solstad Offshore ASA........................................  25,095      3,964
    Spectrum ASA................................................   4,869     31,487
    Stolt-Nielsen, Ltd..........................................   2,682     33,616
    Treasure ASA................................................   1,741      2,879
    Veidekke ASA................................................  11,063    123,792
#   Wallenius Wilhelmsen ASA....................................   7,933     28,172
    Wilh Wilhelmsen Holding ASA, Class A........................   1,434     25,917
#   XXL ASA.....................................................   5,889     17,976
                                                                         ----------
TOTAL NORWAY....................................................          2,447,754
                                                                         ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA...............................................   7,954     62,362
*   Banco Comercial Portugues SA, Class R....................... 915,426    256,954
    CTT-Correios de Portugal SA.................................  16,912     47,958
*   Mota-Engil SGPS SA..........................................  12,914     34,426
    Navigator Co. SA (The)......................................  29,096    128,654
    NOS SGPS SA.................................................  35,021    235,374
    REN--Redes Energeticas Nacionais SGPS SA....................  56,778    162,520
    Semapa-Sociedade de Investimento e Gestao...................   3,410     55,949
    Sonae Capital SGPS SA.......................................   9,999     10,240
    Sonae SGPS SA............................................... 105,019    117,167
                                                                         ----------
TOTAL PORTUGAL..................................................          1,111,604
                                                                         ----------
SINGAPORE -- (0.9%)
    Accordia Golf Trust.........................................  65,600     29,201
    AEM Holdings, Ltd...........................................  15,600     13,100
    Ascendas India Trust........................................  80,400     76,855
    Banyan Tree Holdings, Ltd...................................   7,000      2,935
    Best World International, Ltd...............................  33,400     39,782
    Boustead Projects, Ltd......................................   6,600      4,560
    Boustead Singapore, Ltd.....................................  22,000     13,024
    Bukit Sembawang Estates, Ltd................................  22,400     93,854
    Bund Center Investment, Ltd.................................  27,000     11,822
    China Aviation Oil Singapore Corp., Ltd.....................  27,800     28,071
    China Sunsine Chemical Holdings, Ltd........................   9,900      8,462
    Chip Eng Seng Corp., Ltd....................................  45,000     26,307
    Chuan Hup Holdings, Ltd.....................................  87,000     23,366
    CITIC Envirotech, Ltd.......................................  93,100     27,371
*   COSCO Shipping International Singapore Co., Ltd............. 175,500     45,923
*   Creative Technology, Ltd....................................   2,650      8,198
    CSE Global, Ltd.............................................  40,000     15,447
*   Del Monte Pacific, Ltd......................................  72,000      7,204
    Delfi, Ltd..................................................  20,200     20,082
*   Ezion Holdings, Ltd......................................... 243,320      7,693
#*  Ezra Holdings, Ltd.......................................... 229,921      1,746
    Far East Orchard, Ltd.......................................  11,239     10,502
    First Resources, Ltd........................................  48,700     65,516
    Fragrance Group, Ltd........................................  82,000      8,071

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SINGAPORE -- (Continued)
    Fraser and Neave, Ltd.......................................  24,800 $   32,647
    Frencken Group, Ltd.........................................  41,100     19,986
    GK Goh Holdings, Ltd........................................  17,813     11,134
    GL, Ltd.....................................................  53,000     30,985
    Golden Agri-Resources, Ltd.................................. 405,200     86,154
    GuocoLand, Ltd..............................................  28,200     40,446
    Halcyon Agri Corp., Ltd.....................................  25,666      9,812
    Haw Par Corp., Ltd..........................................  12,100    129,027
    Hi-P International, Ltd.....................................  20,600     22,165
    Ho Bee Land, Ltd............................................  14,000     26,260
    Hong Fok Corp., Ltd.........................................  54,120     35,275
*   Hong Leong Asia, Ltd........................................  16,000      6,591
    Hong Leong Finance, Ltd.....................................  26,300     53,780
    Hotel Grand Central, Ltd....................................  43,574     44,068
    Hour Glass, Ltd. (The)......................................  27,500     15,868
    Hutchison Port Holdings Trust............................... 459,200    107,870
    Hwa Hong Corp., Ltd.........................................  59,000     13,423
*   Hyflux, Ltd.................................................  27,500        696
    Indofood Agri Resources, Ltd................................  28,000      5,769
    Japfa, Ltd..................................................  29,200     13,764
#   Keppel Infrastructure Trust................................. 357,981    125,025
    Mandarin Oriental International, Ltd........................  22,400     43,246
    Metro Holdings, Ltd.........................................  49,200     37,278
*   Midas Holdings, Ltd......................................... 114,000      3,017
*   mm2 Asia, Ltd...............................................  48,000      9,726
    NetLink NBN Trust...........................................  83,700     51,091
    OUE, Ltd....................................................  23,000     29,775
    Oxley Holdings, Ltd.........................................  75,240     17,939
    Perennial Real Estate Holdings, Ltd.........................  20,600     10,072
*   Raffles Education Corp., Ltd................................  63,960      4,333
    Raffles Medical Group, Ltd..................................  64,363     51,119
    RHT Health Trust............................................  54,900        726
    Riverstone Holdings, Ltd....................................  30,400     22,999
    SBS Transit, Ltd............................................   8,500     25,196
*   Sembcorp Marine, Ltd........................................  33,400     41,988
    Sheng Siong Group, Ltd......................................  66,800     50,599
    SIA Engineering Co., Ltd....................................  24,700     45,436
    SIIC Environment Holdings, Ltd..............................  58,600     13,380
    Sinarmas Land, Ltd.......................................... 108,000     20,652
    Singapore Post, Ltd......................................... 129,400     98,920
    Stamford Land Corp., Ltd....................................  21,000      7,559
    StarHub, Ltd................................................  45,300     51,659
    Straits Trading Co., Ltd....................................   7,100     11,806
    Sunningdale Tech, Ltd.......................................  15,000     14,794
*   Swiber Holdings, Ltd........................................  17,249        259
    Tuan Sing Holdings, Ltd.....................................  44,628     12,796
    UMS Holdings, Ltd...........................................  31,250     16,806
    United Engineers, Ltd.......................................  34,000     63,265
    United Industrial Corp., Ltd................................  16,800     39,129
    UOB-Kay Hian Holdings, Ltd..................................  33,669     31,466
    Valuetronics Holdings, Ltd..................................  29,800     15,010
    Vicom, Ltd..................................................   2,200     11,000
    Wing Tai Holdings, Ltd......................................  45,470     68,619
    Yeo Hiap Seng, Ltd..........................................   2,482      1,799
*   Yongnam Holdings, Ltd.......................................  26,250      3,449
                                                                         ----------
TOTAL SINGAPORE.................................................          2,346,745
                                                                         ----------
SPAIN -- (2.1%)
    Acciona SA..................................................   3,513    407,441

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VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SPAIN -- (Continued)
    Acerinox SA.................................................  14,537 $  151,409
    Alantra Partners SA.........................................   1,872     32,531
    Almirall SA.................................................   5,461     88,126
*   Amper SA....................................................  88,071     26,381
    Applus Services SA..........................................  10,629    133,574
    Atresmedia Corp. de Medios de Comunicacion SA...............  10,142     54,780
    Azkoyen SA..................................................   2,184     19,435
    Bolsas y Mercados Espanoles SHMSF SA........................   7,416    210,644
    Cellnex Telecom SA..........................................  15,814    487,136
    Cia de Distribucion Integral Logista Holdings SA............   3,876     91,958
    CIE Automotive SA...........................................   5,994    167,516
    Construcciones y Auxiliar de Ferrocarriles SA...............   2,580    121,678
    Distribuidora Internacional de Alimentacion SA..............  47,002     32,747
*   Duro Felguera SA............................................ 257,105      3,525
    Ebro Foods SA...............................................   9,691    204,557
*   eDreams ODIGEO SA...........................................  10,043     35,221
    Elecnor SA..................................................   4,118     54,613
    Enagas SA...................................................   7,550    215,366
    Ence Energia y Celulosa SA..................................  14,110     76,029
    Ercros SA...................................................  10,095     34,458
    Euskaltel SA................................................   9,796     92,047
    Faes Farma SA...............................................  29,245    134,220
*   Fluidra SA..................................................   4,554     49,822
*   Fomento de Construcciones y Contratas SA....................   5,933     72,750
*   Global Dominion Access SA...................................  11,493     61,448
    Grupo Catalana Occidente SA.................................   4,848    182,979
*   Grupo Empresarial San Jose SA...............................   2,273     19,516
#*  Grupo Ezentis SA............................................  30,572     18,323
    Iberpapel Gestion SA........................................     963     33,400
*   Indra Sistemas SA...........................................  10,276    121,192
    Laboratorios Farmaceuticos Rovi SA..........................   1,642     33,923
*   Liberbank SA................................................ 249,756    110,797
*   Masmovil Ibercom SA.........................................   3,922     85,980
    Mediaset Espana Comunicacion SA.............................  15,385    119,312
    Melia Hotels International SA...............................   9,128     90,475
    Miquel y Costas & Miquel SA.................................   2,523     44,769
#   Obrascon Huarte Lain SA.....................................  18,131     22,202
    Parques Reunidos Servicios Centrales SAU, Class C...........   1,848     28,752
*   Pharma Mar SA...............................................  20,076     47,552
*   Promotora de Informaciones SA, Class A......................  21,413     39,098
    Prosegur Cia de Seguridad SA................................  24,644    128,237
*   Quabit Inmobiliaria SA......................................   9,552     13,162
*   Realia Business SA..........................................  40,885     43,593
    Sacyr S.A...................................................  55,600    136,501
*   Solaria Energia y Medio Ambiente SA.........................   3,946     23,041
*   Talgo SA....................................................   8,642     57,087
    Tecnicas Reunidas SA........................................   3,329     99,419
    Telepizza Group SA..........................................   1,749     11,793
    Tubacex SA..................................................  10,795     33,555
    Vidrala SA..................................................   2,048    192,300
    Viscofan SA.................................................   3,845    231,316
*   Vocento SA..................................................  10,365     16,274
    Zardoya Otis SA.............................................  14,647    118,386
                                                                         ----------
TOTAL SPAIN.....................................................          5,162,346
                                                                         ----------
SWEDEN -- (3.2%)
*   AcadeMedia AB...............................................   2,247     12,787
#   AddLife AB, Class B.........................................   2,222     59,618
    AddNode Group AB............................................   4,034     61,395

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
SWEDEN -- (Continued)
    AddTech AB, Class B.........................................  6,154 $149,683
    AF POYRY AB, Class B........................................  8,473  158,073
#   Alimak Group AB.............................................  4,650   77,996
    Arjo AB, Class B............................................ 23,668   87,861
    Atrium Ljungberg AB, Class B................................  4,164   67,966
#   Attendo AB.................................................. 10,224   55,710
    Avanza Bank Holding AB...................................... 13,185  105,606
    Beijer Alma AB..............................................  4,864   68,395
*   Beijer Electronics Group AB.................................  3,083   17,676
    Beijer Ref AB...............................................  7,206  152,434
    Bergman & Beving AB.........................................  4,110   43,864
    Betsson AB.................................................. 15,720  119,327
    Bilia AB, Class A........................................... 10,967   94,118
#   BillerudKorsnas AB..........................................  5,724   77,811
    BioGaia AB, Class B.........................................  2,077  100,757
    Biotage AB..................................................  6,310   85,630
    Bonava AB...................................................    691    8,747
    Bonava AB, Class B..........................................  9,951  126,721
    Bravida Holding AB.......................................... 20,665  180,996
    Bufab AB....................................................  4,911   55,691
    Bulten AB...................................................  1,365   11,542
    Bure Equity AB..............................................  8,278  153,896
#*  Byggmax Group AB............................................  8,034   35,903
    Catena AB...................................................  2,748   70,727
#   Clas Ohlson AB, Class B.....................................  4,505   37,426
    Cloetta AB, Class B......................................... 38,522  117,657
*   Collector AB................................................  3,491   19,500
    Concentric AB...............................................  5,416   86,847
    Coor Service Management Holding AB..........................  2,743   23,712
    Corem Property Group AB..................................... 17,834   25,812
    Dios Fastigheter AB......................................... 12,748   90,752
#   Dometic Group AB............................................ 22,475  205,326
    Duni AB.....................................................  5,155   63,643
    Dustin Group AB.............................................  7,661   68,666
    Eastnine AB.................................................  3,095   35,314
    Elanders AB, Class B........................................  1,738   16,375
#*  Eltel AB....................................................  2,122    4,234
*   Enea AB.....................................................  2,398   38,669
    eWork Group AB..............................................  1,140   10,131
#   Fagerhult AB................................................  6,481   55,357
    FastPartner AB..............................................  4,631   33,587
    Fenix Outdoor International AG..............................    523   52,964
#*  Fingerprint Cards AB, Class B............................... 39,853   58,610
    Granges AB.................................................. 10,797  117,228
    Gunnebo AB..................................................  7,524   19,937
    Haldex AB...................................................  4,760   36,599
    Heba Fastighets AB, Class B.................................  2,165   34,529
*   Hembla AB...................................................  3,895   73,666
    Hemfosa Fastigheter AB...................................... 17,268  142,899
    Hiq International AB........................................  3,829    1,351
    HIQ International AB........................................  3,829   21,538
    HMS Networks AB.............................................  2,545   46,341
#   Hoist Finance AB............................................  7,538   34,304
    Humana AB...................................................  3,640   23,027
*   International Petroleum Corp................................  9,696   50,514
    Inwido AB...................................................  8,536   56,347
#   ITAB Shop Concept AB, Class B...............................  1,515    3,724
#   JM AB.......................................................  8,446  160,881
    KappAhl AB..................................................  8,594   15,720

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SWEDEN -- (Continued)
    Kindred Group P.L.C......................................... 23,558 $  205,726
    Klovern AB, Class B......................................... 70,588     95,534
    KNOW IT AB..................................................  2,857     67,324
    Kungsleden AB............................................... 23,412    177,888
    Lagercrantz Group AB, Class B...............................  8,330    101,472
    Lindab International AB..................................... 14,073    158,743
    Loomis AB, Class B..........................................  8,128    300,714
*   Medivir AB, Class B.........................................  1,986      3,678
#   Mekonomen AB................................................  5,111     37,347
    Modern Times Group MTG AB, Class B..........................  2,501     32,313
    Momentum Group AB, Class B..................................  3,336     34,493
    Mycronic AB.................................................  7,486    105,100
    Nederman Holding AB.........................................  2,831     35,772
    NetEnt AB................................................... 27,545     87,543
    New Wave Group AB, Class B..................................  6,935     49,943
    Nobia AB.................................................... 16,346    102,717
    Nobina AB................................................... 12,314     79,064
    Nolato AB, Class B..........................................  2,054     95,330
    Nordic Waterproofing Holding A.S............................  2,253     21,754
    NP3 Fastigheter AB..........................................  4,739     37,393
*   Nyfosa AB................................................... 21,554    128,330
    OEM International AB, Class B...............................  1,480     33,469
    Opus Group AB............................................... 18,472      9,726
    Oriflame Holding AG.........................................  3,030     62,498
    Peab AB..................................................... 22,404    204,929
    Platzer Fastigheter Holding AB, Class B.....................  6,591     53,750
    Pricer AB, Class B.......................................... 16,074     20,810
    Proact IT Group AB..........................................    775     20,660
*   Qliro Group AB..............................................  9,126     11,821
    Ratos AB, Class B........................................... 27,304     62,025
*   RaySearch Laboratories AB...................................  2,968     37,717
*   Recipharm AB, Class B.......................................  6,960     99,566
    Resurs Holding AB........................................... 11,633     72,013
    Rottneros AB................................................  8,130     12,358
    Sagax AB, Class B...........................................  4,140     72,945
*   SAS AB...................................................... 47,741     87,072
    Scandi Standard AB..........................................  8,278     56,760
    Scandic Hotels Group AB.....................................  9,661     89,935
    Sectra AB, Class B..........................................  2,449     82,994
    SkiStar AB..................................................  6,071     73,418
    Sweco AB, Class B...........................................  3,802     97,037
    Systemair AB................................................  2,722     32,963
    Thule Group AB.............................................. 10,488    244,327
    Troax Group AB..............................................  1,499     53,687
    VBG Group AB, Class B.......................................  1,326     21,751
    Vitrolife AB................................................  5,596    117,811
    Wallenstam AB, Class B......................................  7,497     72,148
    Wihlborgs Fastigheter AB.................................... 16,126    214,551
                                                                        ----------
TOTAL SWEDEN....................................................         8,101,036
                                                                        ----------
SWITZERLAND -- (4.4%)
    Allreal Holding AG..........................................  1,791    285,795
*   Alpiq Holding AG............................................    246     17,054
    ALSO Holding AG.............................................    709     88,972
#   ams AG......................................................  4,010    169,271
    APG SGA SA..................................................    152     43,515
    Arbonia AG..................................................  6,387     68,965
*   Aryzta AG................................................... 68,790    102,861
    Ascom Holding AG............................................  4,196     57,251

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
SWITZERLAND -- (Continued)
    Autoneum Holding AG.........................................     308 $ 40,779
    Banque Cantonale de Geneve..................................     255   50,319
    Banque Cantonale Vaudoise...................................     150  118,436
    Belimo Holding AG...........................................      45  236,411
    Bell Food Group AG..........................................     220   63,366
    Bellevue Group AG...........................................     711   14,048
    Berner Kantonalbank AG......................................     559  130,626
#   BFW Liegenschaften AG.......................................     329   13,982
    BKW AG......................................................   2,007  127,962
    Bobst Group SA..............................................     950   68,196
    Bossard Holding AG, Class A.................................     618  100,769
    Bucher Industries AG........................................     725  245,921
    Burckhardt Compression Holding AG...........................      83   25,053
    Burkhalter Holding AG.......................................     430   33,072
    Calida Holding AG...........................................     895   27,755
    Carlo Gavazzi Holding AG....................................      62   15,971
    Cembra Money Bank AG........................................   3,077  285,765
    Cham Group AG...............................................      79   32,315
    Cicor Technologies, Ltd.....................................     259   15,109
    Cie Financiere Tradition SA.................................     140   14,870
    Coltene Holding AG..........................................     358   35,292
    Conzzeta AG.................................................     132  113,832
    Daetwyler Holding AG........................................     726  112,573
    DKSH Holding AG.............................................   3,360  206,335
    dormakaba Holding AG........................................     332  250,790
*   Dottikon Es Holding AG......................................      12    5,228
    Dufry AG....................................................   1,233  120,675
#   EFG International AG........................................  10,124   76,110
    Emmi AG.....................................................     225  198,506
    Energiedienst Holding AG....................................   1,000   30,123
#*  Evolva Holding SA........................................... 115,096   26,075
#   Feintool International Holding AG...........................     183   13,216
#   Flughafen Zurich AG.........................................   1,300  214,303
    Forbo Holding AG............................................     130  208,853
*   GAM Holding AG..............................................  18,191   75,457
    Georg Fischer AG............................................     459  446,410
    Gurit Holding AG............................................      63   67,972
    Helvetia Holding AG.........................................     758  481,689
    Hiag Immobilien Holding AG..................................     778   99,700
#*  HOCHDORF Holding AG.........................................     130   17,577
    Huber & Suhner AG...........................................   1,759  140,663
    Hypothekarbank Lenzburg AG..................................       3   13,309
    Implenia AG.................................................   1,837   57,817
#   Inficon Holding AG..........................................     226  127,072
    Interroll Holding AG........................................      80  174,577
    Intershop Holding AG........................................     164   80,367
    Investis Holding SA.........................................     526   34,464
    Jungfraubahn Holding AG.....................................     350   49,680
    Kardex AG...................................................     792  123,091
#   Komax Holding AG............................................     474  108,821
#   Kudelski SA.................................................   6,965   44,331
*   Lastminute.com NV...........................................     995   20,681
    LEM Holding SA..............................................      50   68,419
    Liechtensteinische Landesbank AG............................   1,370   93,445
    Luzerner Kantonalbank AG....................................     401  186,867
*   MCH Group AG................................................     159    2,756
#*  Meier Tobler Group AG.......................................     174    3,059
    Metall Zug AG...............................................      26   68,462
    Mobilezone Holding AG.......................................   4,503   41,048

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
SWITZERLAND -- (Continued)
    Mobimo Holding AG...........................................    797 $   183,780
*   Newron Pharmaceuticals SpA..................................  2,077      18,649
    OC Oerlikon Corp. AG........................................ 23,783     310,823
*   Orascom Development Holding AG..............................  1,611      26,089
    Orior AG....................................................    618      47,159
    Panalpina Welttransport Holding AG..........................  1,106     237,098
    Phoenix Mecano AG...........................................     71      33,207
    Plazza AG, Class A..........................................    231      56,701
    PSP Swiss Property AG.......................................  4,792     488,966
    Rieter Holding AG...........................................    383      55,360
    Romande Energie Holding SA..................................     38      44,740
    Schaffner Holding AG........................................     70      16,238
*   Schmolz + Bickenbach AG..................................... 75,342      34,723
    Schweiter Technologies AG...................................    122     118,525
    SFS Group AG................................................  1,636     151,101
    Siegfried Holding AG........................................    441     167,320
    St Galler Kantonalbank AG...................................    312     141,227
    Sulzer AG...................................................  2,117     223,397
    Sunrise Communications Group AG.............................  3,501     232,474
    Swiss Prime Site AG.........................................    390      31,319
    Swissquote Group Holding SA.................................  1,186      46,456
    Tamedia AG..................................................    438      46,393
    Tecan Group AG..............................................     74      16,706
    Thurgauer Kantonalbank......................................    118      12,560
    u-blox Holding AG...........................................    798      66,975
    Valiant Holding AG..........................................  1,754     196,696
    Valora Holding AG...........................................    456     116,066
    VAT Group AG................................................  2,848     353,977
    Vaudoise Assurances Holding SA..............................    144      72,224
    Vetropack Holding AG........................................     26      56,626
*   Von Roll Holding AG.........................................  1,435       1,791
    Vontobel Holding AG.........................................  2,384     140,584
    VP Bank AG..................................................    364      53,045
    VZ Holding AG...............................................    266      64,896
    Walliser Kantonalbank.......................................    485      56,146
    Warteck Invest AG...........................................     23      44,917
#   Ypsomed Holding AG..........................................    468      61,295
    Zehnder Group AG............................................  1,401      48,230
    Zug Estates Holding AG, Class B.............................     26      46,327
    Zuger Kantonalbank AG.......................................     15      91,350
                                                                        -----------
TOTAL SWITZERLAND...............................................         10,946,210
                                                                        -----------
UNITED KINGDOM -- (17.8%)
    4imprint Group P.L.C........................................  4,059     141,789
    888 Holdings P.L.C.......................................... 21,753      41,030
    A.G. Barr P.L.C............................................. 11,359     126,115
    AA P.L.C.................................................... 61,811      59,843
*   Acacia Mining P.L.C......................................... 24,401      46,757
    Aggreko P.L.C............................................... 26,874     299,597
    Alliance Pharma P.L.C....................................... 16,027      16,376
*   Amerisur Resources P.L.C.................................... 57,940       9,715
    Anglo Pacific Group P.L.C................................... 21,303      59,307
    Anglo-Eastern Plantations P.L.C.............................  1,293       8,894
    Arrow Global Group P.L.C.................................... 17,804      44,767
    Ashmore Group P.L.C......................................... 37,560     225,360
*   ASOS P.L.C..................................................    230      11,794
    Auto Trader Group P.L.C..................................... 86,769     641,428
    AVEVA Group P.L.C...........................................    620      27,090
    Avon Rubber P.L.C...........................................  4,443      85,489

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
UNITED KINGDOM -- (Continued)
    B&M European Value Retail SA................................  88,194 $454,664
    Babcock International Group P.L.C...........................  38,559  264,694
    Balfour Beatty P.L.C........................................  85,249  279,848
    Bank of Georgia Group P.L.C.................................   4,639  104,118
    BBA Aviation P.L.C.......................................... 125,398  445,616
    BCA Marketplace P.L.C.......................................   8,609   23,176
    Beazley P.L.C...............................................  52,651  396,732
    Bellway P.L.C...............................................  16,141  655,445
    Biffa P.L.C.................................................   1,535    4,754
    Bloomsbury Publishing P.L.C.................................   7,374   22,847
    Bodycote P.L.C..............................................  19,265  215,832
*   Boohoo Group P.L.C..........................................  44,458  142,971
    Bovis Homes Group P.L.C.....................................  29,477  427,380
    Brewin Dolphin Holdings P.L.C...............................  62,660  268,057
    Britvic P.L.C...............................................  25,916  309,383
*   BTG P.L.C...................................................  36,769  400,863
    Burford Capital, Ltd........................................   3,837   82,100
*   Cairn Energy P.L.C..........................................  71,823  160,243
    Capital & Counties Properties P.L.C.........................  75,777  239,611
*   Carclo P.L.C................................................   5,442    1,683
    Card Factory P.L.C..........................................  36,595   97,935
    CareTech Holdings P.L.C.....................................   4,913   21,391
    Carr's Group P.L.C..........................................   4,336    8,293
    Castings P.L.C..............................................   4,744   22,243
    Centamin P.L.C.............................................. 133,441  154,513
    Central Asia Metals P.L.C...................................   4,212   12,537
    Charles Taylor P.L.C........................................  11,474   34,944
    Chemring Group P.L.C........................................  40,809   81,884
    Chesnara P.L.C..............................................  14,664   70,205
    Cineworld Group P.L.C.......................................  59,312  246,127
#*  Circassia Pharmaceuticals P.L.C.............................  12,752    5,266
    City of London Investment Group P.L.C.......................   1,712    9,296
    Clarkson P.L.C..............................................   4,914  166,449
    Clipper Logistics P.L.C.....................................   3,172   11,951
    Close Brothers Group P.L.C..................................  27,816  563,966
    CLS Holdings P.L.C..........................................  19,418   60,989
    CMC Markets P.L.C...........................................  10,400   10,628
*   Cobham P.L.C................................................ 279,500  421,423
    Computacenter P.L.C.........................................   7,732  121,840
    Connect Group P.L.C.........................................  19,192    9,651
    Consort Medical P.L.C.......................................   6,095   73,438
    ConvaTec Group P.L.C........................................  64,411  116,661
    Costain Group P.L.C.........................................  10,708   44,921
    Countryside Properties P.L.C................................  39,834  176,445
*   Countrywide P.L.C...........................................  13,538    1,147
    Cranswick P.L.C.............................................  10,774  407,680
    Crest Nicholson Holdings P.L.C..............................  27,257  137,014
    CYBG P.L.C..................................................  43,146  114,486
    Daejan Holdings P.L.C.......................................   1,099   83,218
    Daily Mail & General Trust P.L.C............................  15,598  133,800
    Dart Group P.L.C............................................   4,789   58,252
    De La Rue P.L.C.............................................  13,471   77,598
    Debenhams P.L.C............................................. 107,504    2,565
    Devro P.L.C.................................................  27,112   70,318
    DFS Furniture P.L.C.........................................  14,654   48,074
*   Dialight P.L.C..............................................   1,573   10,098
    Dignity P.L.C...............................................   5,679   52,785
    Diploma P.L.C...............................................  22,704  474,800
    DiscoverIE Group P.L.C......................................   8,605   47,800

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
UNITED KINGDOM -- (Continued)
    Diversified Gas & Oil P.L.C.................................   8,773 $ 14,146
    Dixons Carphone P.L.C.......................................  90,246  171,090
    Domino's Pizza Group P.L.C..................................  57,872  202,395
    Drax Group P.L.C............................................  42,601  189,735
    Dunelm Group P.L.C..........................................   9,198  102,645
*   EI Group P.L.C..............................................  65,091  180,538
*   EKF Diagnostics Holdings P.L.C..............................  28,411   12,623
    Electrocomponents P.L.C.....................................  89,612  755,638
    Elementis P.L.C............................................. 114,896  244,258
    EMIS Group P.L.C............................................   3,520   51,382
*   EnQuest P.L.C............................................... 139,312   38,856
    Entertainment One, Ltd......................................  36,132  225,050
    Equiniti Group P.L.C........................................  37,908  106,258
    Essentra P.L.C..............................................  31,057  171,281
    Euromoney Institutional Investor P.L.C......................  11,592  185,861
    FDM Group Holdings P.L.C....................................   7,070   90,271
    Ferrexpo P.L.C..............................................  32,548   88,171
    Fevertree Drinks P.L.C......................................   6,052  248,838
*   Findel P.L.C................................................   5,420   12,173
*   Firstgroup P.L.C............................................ 227,545  328,310
    Forterra P.L.C..............................................   6,878   28,004
*   Foxtons Group P.L.C.........................................  34,139   30,035
    Fuller Smith & Turner P.L.C., Class A.......................   4,390   66,023
    Future P.L.C................................................   1,569   17,343
    G4S P.L.C................................................... 104,814  296,237
    Galliford Try P.L.C.........................................  12,367   87,664
    Games Workshop Group P.L.C..................................   5,956  323,561
    Gamma Communications P.L.C..................................   1,279   18,405
*   Gem Diamonds, Ltd...........................................  14,716   17,284
*   Genel Energy P.L.C..........................................  14,140   42,540
    Genus P.L.C.................................................   1,195   37,630
*   Georgia Capital P.L.C.......................................   3,318   43,779
    Global Ports Holding P.L.C..................................     952    4,752
    Go-Ahead Group P.L.C. (The).................................   9,061  229,426
    Gocompare.Com Group P.L.C...................................  37,856   43,485
    Gooch & Housego P.L.C.......................................     327    6,518
    Grafton Group P.L.C.........................................  24,435  281,625
    Grainger P.L.C..............................................  61,226  201,351
    Greencore Group P.L.C....................................... 129,011  387,021
    Greene King P.L.C...........................................  37,593  314,837
    Greggs P.L.C................................................  10,069  236,469
*   Gulf Keystone Petroleum, Ltd................................  29,820   98,900
*   Gulf Marine Services P.L.C..................................  28,057    4,489
    Gym Group P.L.C. (The)......................................  13,715   41,133
    Halfords Group P.L.C........................................  23,225   70,851
    Hastings Group Holdings P.L.C...............................  17,370   43,292
    Hays P.L.C.................................................. 300,258  595,254
    Headlam Group P.L.C.........................................  13,204   73,959
    Helical P.L.C...............................................  12,533   56,330
    Henry Boot P.L.C............................................  13,323   48,775
    Highland Gold Mining, Ltd...................................   7,747   16,597
    Hikma Pharmaceuticals P.L.C.................................   4,624  106,703
    Hill & Smith Holdings P.L.C.................................  16,354  272,109
    Hilton Food Group P.L.C.....................................   5,673   75,301
    Hiscox, Ltd.................................................  25,046  547,829
    Hochschild Mining P.L.C.....................................  28,868   70,213
    Hollywood Bowl Group P.L.C..................................  14,164   44,270
    HomeServe P.L.C.............................................  30,314  429,650
*   Horizon Discovery Group P.L.C...............................   8,929   21,750

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
UNITED KINGDOM -- (Continued)
    Howden Joinery Group P.L.C.................................. 135,175 $897,682
    Hunting P.L.C...............................................  29,847  229,382
    Huntsworth P.L.C............................................  34,607   40,256
*   Hurricane Energy P.L.C......................................  61,503   37,597
    Ibstock P.L.C...............................................  41,807  142,492
    IG Group Holdings P.L.C.....................................  35,048  233,146
    IMI P.L.C...................................................  26,267  360,740
    Inchcape P.L.C..............................................  44,321  355,827
*   Indivior P.L.C..............................................  64,365   32,155
    Inmarsat P.L.C..............................................  28,640  204,170
    Intermediate Capital Group P.L.C............................  31,925  493,354
    International Personal Finance P.L.C........................  23,747   56,577
    Interserve P.L.C............................................  22,564    1,765
    iomart Group P.L.C..........................................   2,962   13,468
*   IP Group P.L.C..............................................  51,478   67,200
    ITE Group P.L.C............................................. 137,447  130,522
    IWG P.L.C...................................................  58,548  259,994
    J D Wetherspoon P.L.C.......................................  14,749  263,260
    James Fisher & Sons P.L.C...................................   6,723  173,277
    James Halstead P.L.C........................................   5,913   39,356
    JD Sports Fashion P.L.C.....................................  29,445  242,043
    John Laing Group P.L.C......................................  14,716   73,884
    John Menzies P.L.C..........................................  11,780   75,310
    John Wood Group P.L.C.......................................  53,018  325,042
    Johnson Service Group P.L.C.................................   8,968   17,789
*   JPJ Group P.L.C.............................................   7,493   69,645
    Jupiter Fund Management P.L.C...............................  40,646  199,464
    Just Group P.L.C............................................  54,377   48,576
    Kainos Group P.L.C..........................................   6,118   42,191
    KAZ Minerals P.L.C..........................................  20,078  170,249
    KCOM Group P.L.C............................................  71,342   91,045
    Keller Group P.L.C..........................................  12,297  112,908
    Kier Group P.L.C............................................  31,248  153,380
    Kin & Carta P.L.C...........................................  23,381   33,293
*   Lamprell P.L.C..............................................  23,029   19,898
    Lancashire Holdings, Ltd....................................  24,613  221,159
    Liontrust Asset Management P.L.C............................   3,151   27,898
*   Lonmin P.L.C................................................  19,216   17,379
    Lookers P.L.C...............................................  40,298   47,594
    Low & Bonar P.L.C...........................................  81,230   16,503
    LSL Property Services P.L.C.................................  11,392   39,613
    M&C Saatchi P.L.C...........................................   3,423   16,855
    Macfarlane Group P.L.C......................................   6,000    8,075
    Majestic Wine P.L.C.........................................   3,918   13,146
    Man Group P.L.C............................................. 157,587  322,908
    Marshalls P.L.C.............................................  23,707  199,541
    Marston's P.L.C.............................................  82,294  109,234
    McBride P.L.C...............................................  30,429   42,621
    McBride P.L.C............................................... 456,435      595
    McCarthy & Stone P.L.C......................................  13,919   23,236
    McColl's Retail Group P.L.C.................................     626      701
    Mears Group P.L.C...........................................  19,018   59,427
    Meggitt P.L.C...............................................  73,771  524,941
    Merlin Entertainments P.L.C.................................  73,419  351,096
*   Metro Bank P.L.C............................................   1,363   13,368
    Midwich Group P.L.C.........................................   1,611   12,676
    Millennium & Copthorne Hotels P.L.C.........................  21,788  126,876
*   Mitchells & Butlers P.L.C...................................  30,648  102,200
    Mitie Group P.L.C...........................................  57,884   99,074

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
UNITED KINGDOM -- (Continued)
    MJ Gleeson P.L.C............................................   4,098 $ 44,638
    Moneysupermarket.com Group P.L.C............................  59,239  281,379
    Morgan Advanced Materials P.L.C.............................  49,456  180,115
    Morgan Sindall Group P.L.C..................................   6,967  119,198
    Morses Club P.L.C...........................................   4,600   10,618
*   Mothercare P.L.C............................................  27,456    7,249
    Motorpoint group P.L.C......................................   7,418   17,821
    N Brown Group P.L.C.........................................  29,795   41,999
    National Express Group P.L.C................................  70,707  379,117
    NCC Group P.L.C.............................................  31,420   71,562
    Next Fifteen Communications Group P.L.C.....................   1,654   12,610
    Non-Standard Finance P.L.C..................................  27,059   18,714
    Norcros P.L.C...............................................   7,961   22,317
    Northgate P.L.C.............................................  17,729   84,961
*   Nostrum Oil & Gas P.L.C.....................................   1,582    1,934
    On the Beach Group P.L.C....................................   8,810   52,570
    OneSavings Bank P.L.C.......................................  20,492  116,515
*   Ophir Energy P.L.C..........................................  80,346   59,483
    Oxford Instruments P.L.C....................................   6,836  103,599
    Pagegroup P.L.C.............................................  31,331  220,264
*   Pan African Resources P.L.C................................. 263,769   30,821
    Paragon Banking Group P.L.C.................................  33,085  198,157
    Park Group P.L.C............................................  13,054   11,766
    PayPoint P.L.C..............................................   7,784  102,346
    Pendragon P.L.C............................................. 178,766   53,572
    Pennon Group P.L.C..........................................  51,927  507,294
*   Petra Diamonds, Ltd......................................... 139,574   36,941
    Petrofac, Ltd...............................................  23,955  138,293
*   Petropavlovsk P.L.C......................................... 432,055   47,328
    Pets at Home Group P.L.C....................................  63,261  125,214
    Phoenix Group Holdings P.L.C................................  46,220  436,892
    Photo-Me International P.L.C................................  40,883   48,606
    Playtech P.L.C..............................................  30,014  171,631
    Polar Capital Holdings P.L.C................................   2,356   18,078
    Polypipe Group P.L.C........................................  24,923  142,894
    Porvair P.L.C...............................................   3,538   25,909
    Premier Asset Management Group P.L.C........................   3,000    8,306
*   Premier Foods P.L.C......................................... 101,428   46,866
*   Premier Oil P.L.C...........................................  87,623  113,628
*   Provident Financial P.L.C...................................  11,031   76,583
*   PureTech Health P.L.C.......................................  15,992   41,258
    PZ Cussons P.L.C............................................  28,826   77,124
    QinetiQ Group P.L.C.........................................  63,787  251,284
    Quilter P.L.C............................................... 142,634  275,089
    Rank Group P.L.C............................................  17,299   36,121
    Rathbone Brothers P.L.C.....................................   6,710  220,758
*   Raven Property Group, Ltd...................................  29,487   16,176
    Reach P.L.C.................................................  48,158   46,412
    Redde P.L.C.................................................   9,745   15,321
    Redrow P.L.C................................................  38,559  310,372
    Renew Holdings P.L.C........................................   4,833   24,619
    Renewi P.L.C................................................ 163,917   70,905
    Renishaw P.L.C..............................................   6,188  365,432
*   Renold P.L.C................................................  15,469    6,851
    Restaurant Group P.L.C. (The)...............................  65,806  123,762
    Rhi Magnesita NV............................................   1,651  101,972
    Rhi Magnesita NV............................................   1,335   86,519
    Ricardo P.L.C...............................................  10,119  101,610
    Rightmove P.L.C.............................................  46,425  328,276

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    RM P.L.C....................................................   8,839 $   26,568
    Robert Walters P.L.C........................................   9,655     74,310
*   Rockhopper Exploration P.L.C................................  27,308      8,565
    Rotork P.L.C................................................  97,235    396,595
    Royal Mail P.L.C............................................   6,784     22,384
    RPC Group P.L.C.............................................  51,871    534,626
    RPS Group P.L.C.............................................  39,439     99,821
    S&U P.L.C...................................................     354     10,105
    Saga P.L.C.................................................. 103,064     79,260
*   San Leon Energy P.L.C.......................................  13,775      6,973
*   Savannah Petroleum P.L.C....................................  69,764     19,536
    Savills P.L.C...............................................  16,461    194,039
    Scapa Group P.L.C...........................................  14,247     73,617
    SDL P.L.C...................................................  12,706     87,319
    Senior P.L.C................................................  87,215    263,910
    Severfield P.L.C............................................  28,520     28,301
    SIG P.L.C................................................... 117,996    233,447
*   Sirius Minerals P.L.C.......................................  42,353      9,651
    Smart Metering Systems P.L.C................................   2,574     16,588
    Soco International P.L.C....................................  20,801     20,421
    Softcat P.L.C...............................................  10,872    128,870
    Spectris P.L.C..............................................  21,939    788,290
    Speedy Hire P.L.C...........................................  40,705     31,317
    Spire Healthcare Group P.L.C................................   9,430     16,505
    Spirent Communications P.L.C................................  86,637    179,199
*   Sportech P.L.C..............................................  13,686      5,526
*   Sports Direct International P.L.C...........................  21,667     84,258
    SSP Group P.L.C.............................................  45,363    412,326
    St. Modwen Properties P.L.C.................................  33,188    178,112
    Stagecoach Group P.L.C......................................  35,849     61,615
    SThree P.L.C................................................  13,227     52,021
    Stobart Group, Ltd..........................................  37,553     72,929
    Stock Spirits Group P.L.C...................................  24,762     72,712
    Strix Group P.L.C...........................................   7,961     17,720
    STV Group P.L.C.............................................   2,950     14,438
    Superdry P.L.C..............................................   4,673     31,514
    Synthomer P.L.C.............................................  49,855    273,020
    T Clarke P.L.C..............................................   3,989      6,674
    TalkTalk Telecom Group P.L.C................................  65,683    106,421
    Tarsus Group P.L.C..........................................   7,474     30,752
    Tate & Lyle P.L.C........................................... 101,439  1,016,701
    Ted Baker P.L.C.............................................   5,303    111,505
    Telecom Plus P.L.C..........................................   8,996    165,740
*   Telit Communications P.L.C..................................  10,362     24,969
*   Thomas Cook Group P.L.C..................................... 133,576     46,564
    Topps Tiles P.L.C...........................................  21,096     20,735
    TP ICAP P.L.C...............................................  65,033    238,752
    Travis Perkins P.L.C........................................  27,434    500,581
    Trifast P.L.C...............................................  13,605     42,948
    TT Electronics P.L.C........................................  18,437     59,513
    Tullow Oil P.L.C............................................ 184,058    539,681
    Tyman P.L.C.................................................   5,033     16,722
    U & I Group P.L.C...........................................  21,649     50,491
    UDG Healthcare P.L.C........................................  20,860    179,082
    Ultra Electronics Holdings P.L.C............................  11,545    240,133
    Urban & Civic P.L.C.........................................   4,334     16,411
*   Vectura Group P.L.C.........................................  79,556     75,705
    Vertu Motors P.L.C..........................................  37,928     15,943
    Vesuvius P.L.C..............................................  21,491    173,386

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ ------------
UNITED KINGDOM -- (Continued)
    Victrex P.L.C............................................... 18,721 $    595,499
    Vitec Group P.L.C. (The)....................................  4,188       63,371
*   Volex P.L.C.................................................  1,534        1,883
    Volution Group P.L.C........................................ 11,784       26,651
    Vp P.L.C....................................................  3,850       39,902
    Watkin Jones P.L.C..........................................  6,122       17,847
    Weir Group P.L.C (The)......................................    122        2,652
    WH Smith P.L.C.............................................. 10,685      285,869
    William Hill P.L.C.......................................... 96,812      203,374
    Wilmington PL.C.............................................  6,879       17,956
    Wincanton P.L.C............................................. 15,401       49,543
*   Wizz Air Holdings P.L.C.....................................    622       27,592
    Xaar P.L.C.................................................. 10,372       13,144
    XP Power, Ltd...............................................  1,056       36,980
                                                                        ------------
TOTAL UNITED KINGDOM............................................          44,238,294
                                                                        ------------
UNITED STATES -- (0.0%)
    CME Group, Inc..............................................      1          161
                                                                        ------------
TOTAL COMMON STOCKS.............................................         234,673,854
                                                                        ------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
    Biotest AG..................................................  2,447       61,617
    Draegerwerk AG & Co. KGaA...................................    866       52,035
    Jungheinrich AG.............................................  5,624      196,245
    Sixt SE.....................................................  1,652      126,920
    STO SE & Co. KGaA...........................................    272       27,126
    Villeroy & Boch AG..........................................  1,074       17,484
                                                                        ------------
TOTAL GERMANY...................................................             481,427
                                                                        ------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Amaysim Australia, Ltd. Rights 03/25/19..................... 10,298            0
*   Gascoyne Resources, Ltd. Rights 05/01/19.................... 23,642            0
                                                                        ------------
TOTAL AUSTRALIA.................................................                   0
                                                                        ------------
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13................................  2,073            0
                                                                        ------------
CANADA -- (0.0%)
*   Pan American Silver Corp. Rights 02/22/29................... 19,894        3,777
*   Tervita Corp. Warrants 07/19/20.............................    156           10
                                                                        ------------
TOTAL CANADA....................................................               3,787
                                                                        ------------
SINGAPORE -- (0.0%)
*   Ezion Holdings, Ltd. Warrants 04/16/23...................... 61,932            0
                                                                        ------------
TOTAL RIGHTS/WARRANTS...........................................               3,787
                                                                        ------------
TOTAL INVESTMENT SECURITIES.....................................         235,159,068
                                                                        ------------

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                    SHARES      VALUE+
                                                                   --------- ------------
SECURITIES LENDING COLLATERAL -- (5.6%)
@(S)  The DFA Short Term Investment Fund.......................... 1,197,438 $ 13,855,560
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $246,461,379).............................................           $249,014,628
                                                                             ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                LEVEL 1     LEVEL 2       LEVEL 3          TOTAL
                                              ----------- ------------ -------------    ------------
Common Stocks
   Australia.................................          -- $ 16,245,043            --    $ 16,245,043
   Austria...................................          --    2,998,441            --       2,998,441
   Belgium................................... $   219,304    3,962,294            --       4,181,598
   Canada....................................  20,523,721           79            --      20,523,800
   China.....................................          --       65,695            --          65,695
   Denmark...................................          --    4,500,419            --       4,500,419
   Finland...................................      85,104    5,084,473            --       5,169,577
   France....................................          --   10,675,085            --      10,675,085
   Germany...................................          --   16,057,475            --      16,057,475
   Hong Kong.................................       3,075    6,856,212            --       6,859,287
   Ireland...................................          --      435,269            --         435,269
   Israel....................................          --    2,923,509            --       2,923,509
   Italy.....................................          --    9,612,473            --       9,612,473
   Japan.....................................      40,846   52,775,133            --      52,815,979
   Netherlands...............................      30,869    5,576,369            --       5,607,238
   New Zealand...............................          --    1,648,816            --       1,648,816
   Norway....................................          --    2,447,754            --       2,447,754
   Portugal..................................          --    1,111,604            --       1,111,604
   Singapore.................................          --    2,346,745            --       2,346,745
   Spain.....................................          --    5,162,346            --       5,162,346
   Sweden....................................      50,514    8,050,522            --       8,101,036
   Switzerland...............................          --   10,946,210            --      10,946,210
   United Kingdom............................          --   44,238,294            --      44,238,294
   United States.............................          --          161            --             161
Preferred Stocks.............................
   Germany...................................          --      481,427            --         481,427
Rights/Warrants..............................
   Canada....................................          --        3,787            --           3,787
Securities Lending Collateral................          --   13,855,560            --      13,855,560
                                              ----------- ------------ -------------    ------------
TOTAL........................................ $20,953,433 $228,061,195            --    $249,014,628
                                              =========== ============ =============    ============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                  SHARES      VALUE+
                                                                 --------- ------------
COMMON STOCKS -- (97.8%)
COMMUNICATION SERVICES -- (7.3%)
    CBS Corp., Class A..........................................       700 $     35,966
    CBS Corp., Class B..........................................   225,988   11,586,405
*   Facebook, Inc., Class A.....................................   263,867   51,031,878
    Interpublic Group of Cos., Inc. (The).......................   169,089    3,889,047
*   Live Nation Entertainment, Inc..............................    26,999    1,764,115
#   Omnicom Group, Inc..........................................   170,135   13,615,904
    Verizon Communications, Inc................................. 1,325,940   75,830,508
*   Zayo Group Holdings, Inc....................................    86,196    2,697,073
                                                                           ------------
TOTAL COMMUNICATION SERVICES....................................            160,450,896
                                                                           ------------
CONSUMER DISCRETIONARY -- (17.6%)
*   Amazon.com, Inc.............................................    46,338   89,271,084
    Aptiv P.L.C.................................................    72,147    6,182,998
    Best Buy Co., Inc...........................................   210,885   15,691,953
*   Booking Holdings, Inc.......................................    10,409   19,308,591
*   Bright Horizons Family Solutions, Inc.......................     1,338      171,465
*   Burlington Stores, Inc......................................    24,191    4,086,102
    Darden Restaurants, Inc.....................................    49,578    5,830,373
    Dollar General Corp.........................................     6,735      849,216
    Dunkin' Brands Group, Inc...................................     8,433      629,355
    eBay, Inc...................................................    95,492    3,700,315
#*  Garrett Motion, Inc.........................................    10,845      203,886
#   Hanesbrands, Inc............................................   183,373    3,313,550
    Hasbro, Inc.................................................     3,717      378,614
    Hilton Worldwide Holdings, Inc..............................    46,233    4,021,809
    Home Depot, Inc. (The)......................................   322,959   65,786,748
    Las Vegas Sands Corp........................................    88,290    5,919,845
#   Leggett & Platt, Inc........................................    46,052    1,812,607
    Lowe's Cos., Inc............................................   198,581   22,467,454
*   Lululemon Athletica, Inc....................................    16,356    2,884,381
    Marriott International, Inc., Class A.......................    59,484    8,114,807
    McDonald's Corp.............................................    15,927    3,146,697
    NIKE, Inc., Class B.........................................   198,856   17,465,522
#   Nordstrom, Inc..............................................    92,238    3,783,603
*   NVR, Inc....................................................     1,490    4,697,195
*   O'Reilly Automotive, Inc....................................    27,325   10,344,425
#   Polaris Industries, Inc.....................................    26,916    2,594,702
#   Pool Corp...................................................    16,700    3,068,458
    Ross Stores, Inc............................................    67,351    6,577,499
    Service Corp. International.................................    76,015    3,162,984
    Six Flags Entertainment Corp................................     1,644       87,280
    Starbucks Corp..............................................   343,683   26,697,295
    TJX Cos., Inc. (The)........................................   283,918   15,581,420
    Tractor Supply Co...........................................    61,121    6,326,023
*   Ulta Salon Cosmetics & Fragrance, Inc.......................    32,015   11,172,595
    VF Corp.....................................................    44,167    4,169,806
    Wyndham Destinations, Inc...................................    47,661    2,076,113
    Wynn Resorts, Ltd...........................................    46,158    6,667,523
    Yum! Brands, Inc............................................    12,200    1,273,558
                                                                           ------------
TOTAL CONSUMER DISCRETIONARY....................................            389,517,851
                                                                           ------------
CONSUMER STAPLES -- (8.4%)
    Altria Group, Inc...........................................   569,130   30,920,833

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER STAPLES -- (Continued)
    Brown-Forman Corp., Class A.................................  15,971 $    835,283
#   Brown-Forman Corp., Class B.................................  95,023    5,063,776
#   Campbell Soup Co............................................ 184,859    7,152,195
    Church & Dwight Co., Inc....................................  76,735    5,751,288
#   Clorox Co. (The)............................................  49,523    7,910,309
    Coca-Cola Co. (The)......................................... 369,603   18,132,723
    Costco Wholesale Corp.......................................  88,301   21,680,544
    Estee Lauder Cos., Inc. (The), Class A......................  20,997    3,607,495
#*  Herbalife Nutrition, Ltd....................................  68,088    3,598,451
    Hershey Co. (The)...........................................  57,200    7,141,420
    Kellogg Co..................................................  89,810    5,415,543
#   Keurig Dr Pepper, Inc.......................................  95,618    2,779,615
    Kimberly-Clark Corp.........................................  67,976    8,726,759
*   Monster Beverage Corp.......................................   6,853      408,439
    PepsiCo, Inc................................................ 392,163   50,216,472
    Sysco Corp..................................................  92,369    6,500,006
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................          185,841,151
                                                                         ------------
FINANCIALS -- (3.1%)
    American Express Co.........................................  98,177   11,509,290
    Aon P.L.C...................................................  25,320    4,561,145
#*  Credit Acceptance Corp......................................   3,718    1,844,946
    Eaton Vance Corp............................................  35,202    1,463,347
    Erie Indemnity Co., Class A.................................   8,653    1,638,186
#   FactSet Research Systems, Inc...............................  14,855    4,098,049
    Interactive Brokers Group, Inc., Class A....................  18,323      993,839
    Lazard, Ltd., Class A.......................................  40,060    1,557,533
    LPL Financial Holdings, Inc.................................  43,359    3,212,468
    MarketAxess Holdings, Inc...................................   7,981    2,221,352
    Marsh & McLennan Cos., Inc..................................  96,020    9,053,726
    Moody's Corp................................................  25,192    4,953,251
    MSCI, Inc...................................................  40,997    9,239,904
    S&P Global, Inc.............................................  53,669   11,842,601
    SEI Investments Co..........................................   3,221      175,383
                                                                         ------------
TOTAL FINANCIALS................................................           68,365,020
                                                                         ------------
HEALTH CARE -- (13.9%)
    AbbVie, Inc................................................. 397,183   31,532,358
*   Align Technology, Inc.......................................   3,902    1,266,901
    AmerisourceBergen Corp......................................  79,851    5,969,661
    Amgen, Inc.................................................. 212,317   38,072,685
*   Biogen, Inc.................................................  40,334    9,246,166
    Bristol-Myers Squibb Co..................................... 173,329    8,047,666
*   Celgene Corp................................................ 153,887   14,566,943
*   Edwards Lifesciences Corp...................................  19,556    3,443,225
*   Elanco Animal Health, Inc...................................  53,597    1,688,306
    Eli Lilly & Co.............................................. 167,231   19,572,716
    Encompass Health Corp.......................................  34,371    2,215,211
*   Exelixis, Inc...............................................  48,196      947,533
    Gilead Sciences, Inc........................................ 250,702   16,305,658
*   IDEXX Laboratories, Inc.....................................  30,716    7,126,112
    Johnson & Johnson........................................... 512,655   72,386,886
    Merck & Co., Inc............................................ 398,103   31,334,687
*   Mettler-Toledo International, Inc...........................  11,185    8,335,733
*   Molina Healthcare, Inc......................................  11,506    1,491,523
*   Regeneron Pharmaceuticals, Inc..............................   2,258      774,810
    ResMed, Inc.................................................   9,887    1,033,290
    Stryker Corp................................................  15,294    2,889,190

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
HEALTH CARE -- (Continued)
    UnitedHealth Group, Inc.....................................  72,436 $ 16,882,659
*   Varian Medical Systems, Inc.................................   8,548    1,163,981
*   Waters Corp.................................................   3,456      737,994
    Zoetis, Inc.................................................  98,882   10,070,143
                                                                         ------------
TOTAL HEALTH CARE...............................................          307,102,037
                                                                         ------------
INDUSTRIALS -- (17.1%)
    3M Co....................................................... 154,326   29,246,320
    Allegion P.L.C..............................................  34,897    3,462,829
    Allison Transmission Holdings, Inc..........................  75,770    3,550,582
#   American Airlines Group, Inc................................ 243,965    8,338,724
    Boeing Co. (The)............................................ 141,193   53,327,184
#   BWX Technologies, Inc.......................................   7,871      402,208
    Caterpillar, Inc............................................ 164,921   22,993,286
    CH Robinson Worldwide, Inc..................................  74,267    6,015,627
    Cintas Corp.................................................  23,873    5,183,783
*   Copart, Inc.................................................  69,303    4,665,478
    CSX Corp....................................................  27,562    2,194,762
    Deere & Co..................................................  58,254    9,648,610
    Donaldson Co., Inc..........................................  39,208    2,099,196
    Dover Corp..................................................   2,219      217,551
    Emerson Electric Co......................................... 109,897    7,801,588
    Expeditors International of Washington, Inc.................  49,897    3,962,820
    Fastenal Co................................................. 119,268    8,414,357
    General Dynamics Corp.......................................  39,564    7,070,878
    Graco, Inc..................................................  26,482    1,357,203
    Harris Corp.................................................  47,686    8,035,091
*   HD Supply Holdings, Inc.....................................  52,387    2,393,562
#   HEICO Corp..................................................   7,983      842,446
    HEICO Corp., Class A........................................     338       30,227
    Honeywell International, Inc................................ 119,434   20,737,325
    Hubbell, Inc................................................   6,680      852,368
    Huntington Ingalls Industries, Inc..........................  22,157    4,931,705
    Illinois Tool Works, Inc....................................  61,099    9,508,837
    JB Hunt Transport Services, Inc.............................  58,126    5,491,745
    KAR Auction Services, Inc...................................  35,354    1,996,794
#   Lennox International, Inc...................................  15,817    4,293,525
    Lincoln Electric Holdings, Inc..............................  18,914    1,650,625
    Lockheed Martin Corp........................................  62,391   20,796,792
    Masco Corp.................................................. 101,751    3,974,394
    Nordson Corp................................................  16,965    2,476,042
    Northrop Grumman Corp.......................................  30,714    8,904,296
    Old Dominion Freight Line, Inc..............................  11,318    1,689,551
    Raytheon Co.................................................  37,281    6,620,733
    Robert Half International, Inc..............................  47,308    2,937,354
    Rockwell Automation, Inc....................................  48,305    8,729,197
#   Rollins, Inc................................................  58,104    2,246,882
    Spirit AeroSystems Holdings, Inc., Class A..................  48,089    4,178,934
    Toro Co. (The)..............................................  31,222    2,283,889
    TransUnion..................................................  28,265    1,968,657
    Union Pacific Corp.......................................... 125,887   22,287,035
    United Parcel Service, Inc., Class B........................ 172,462   18,318,914
    Verisk Analytics, Inc.......................................  34,309    4,842,372
*   WABCO Holdings, Inc.........................................  17,367    2,300,085
    Waste Management, Inc....................................... 122,177   13,114,479
    WW Grainger, Inc............................................  28,909    8,152,338
                                                                         ------------
TOTAL INDUSTRIALS...............................................          376,539,180
                                                                         ------------

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (28.1%)
    Accenture P.L.C., Class A................................... 157,184 $ 28,712,801
*   Adobe, Inc..................................................   2,488      719,654
#*  Advanced Micro Devices, Inc................................. 106,709    2,948,370
    Alliance Data Systems Corp..................................  35,549    5,691,395
    Amphenol Corp., Class A.....................................  46,782    4,657,616
    Apple, Inc.................................................. 457,023   91,710,805
    Applied Materials, Inc...................................... 267,546   11,790,752
    Automatic Data Processing, Inc.............................. 103,500   17,014,365
    Booz Allen Hamilton Holding Corp............................  52,858    3,133,951
    Broadridge Financial Solutions, Inc.........................  47,631    5,626,650
*   Cadence Design Systems, Inc.................................  59,936    4,158,360
    CDK Global, Inc.............................................  54,686    3,298,660
    CDW Corp....................................................  96,150   10,153,440
    Cisco Systems, Inc.......................................... 116,841    6,537,254
    Citrix Systems, Inc.........................................  61,695    6,228,727
*   F5 Networks, Inc............................................  21,073    3,306,354
*   Fair Isaac Corp.............................................   2,315      647,621
#*  Fiserv, Inc.................................................  83,007    7,241,531
*   FleetCor Technologies, Inc..................................  12,120    3,162,714
    International Business Machines Corp........................ 333,334   46,756,760
    Intuit, Inc.................................................  53,565   13,448,029
    Jack Henry & Associates, Inc................................  22,260    3,318,076
    KLA-Tencor Corp.............................................  72,485    9,240,388
    Mastercard, Inc., Class A................................... 257,840   65,553,242
    Maxim Integrated Products, Inc..............................  92,494    5,549,640
    Microsoft Corp.............................................. 734,096   95,872,938
    NetApp, Inc................................................. 116,979    8,521,920
    NVIDIA Corp.................................................  59,105   10,698,005
    Oracle Corp................................................. 483,132   26,731,694
    Paychex, Inc................................................  62,724    5,288,260
#*  Paycom Software, Inc........................................  12,464    2,524,334
    QUALCOMM, Inc............................................... 284,087   24,468,413
*   Red Hat, Inc................................................  13,431    2,451,560
    Sabre Corp.................................................. 119,882    2,488,750
    Seagate Technology P.L.C.................................... 182,925    8,838,936
    Texas Instruments, Inc...................................... 198,516   23,391,140
    Total System Services, Inc..................................  56,267    5,752,738
#   Ubiquiti Networks, Inc......................................  12,800    2,181,760
#   Visa, Inc., Class A......................................... 174,054   28,619,699
#   Western Union Co. (The)..................................... 223,401    4,342,915
    Xilinx, Inc.................................................  26,913    3,233,328
*   Zebra Technologies Corp., Class A...........................  22,471    4,744,527
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          620,758,072
                                                                         ------------
MATERIALS -- (2.3%)
    Avery Dennison Corp.........................................  45,525    5,037,341
*   Axalta Coating Systems, Ltd.................................  67,727    1,827,274
    Ball Corp...................................................  29,684    1,779,259
*   Berry Global Group, Inc.....................................  63,348    3,724,862
    Celanese Corp...............................................  27,982    3,018,978
    Chemours Co. (The)..........................................  89,255    3,214,073
#*  Crown Holdings, Inc.........................................  51,374    2,986,371
    Ecolab, Inc.................................................  28,738    5,290,091
#   International Flavors & Fragrances, Inc.....................   1,336      184,087
#   NewMarket Corp..............................................   3,727    1,563,775
    Packaging Corp. of America..................................  44,296    4,392,391
    PPG Industries, Inc.........................................  49,802    5,851,735
    Sealed Air Corp.............................................  72,492    3,379,577
    Sherwin-Williams Co. (The)..................................  15,249    6,935,703

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                    SHARES       VALUE+
                                                                   --------- --------------
MATERIALS -- (Continued)
      Southern Copper Corp........................................    16,394 $      629,858
#     WR Grace & Co...............................................    18,777      1,419,166
                                                                             --------------
TOTAL MATERIALS...................................................               51,234,541
                                                                             --------------
TOTAL COMMON STOCKS...............................................            2,159,808,748
                                                                             --------------

SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)  The DFA Short Term Investment Fund.......................... 4,148,802     48,005,785
                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,559,407,887)...........................................           $2,207,814,533
                                                                             ==============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------------
                                                 LEVEL 1       LEVEL 2      LEVEL 3           TOTAL
                                              -------------- ----------- -------------    --------------
Common Stocks
   Communication Services.................... $  160,450,896          --            --    $  160,450,896
   Consumer Discretionary....................    389,517,851          --            --       389,517,851
   Consumer Staples..........................    185,841,151          --            --       185,841,151
   Financials................................     68,365,020          --            --        68,365,020
   Health Care...............................    307,102,037          --            --       307,102,037
   Industrials...............................    376,539,180          --            --       376,539,180
   Information Technology....................    620,758,072          --            --       620,758,072
   Materials.................................     51,234,541          --            --        51,234,541
Securities Lending Collateral................             -- $48,005,785            --        48,005,785
                                              -------------- ----------- -------------    --------------
TOTAL........................................ $2,159,808,748 $48,005,785            --    $2,207,814,533
                                              ============== =========== =============    ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE+
                                                                 ------- -----------
COMMON STOCKS -- (85.7%)
COMMUNICATION SERVICES -- (3.6%)
#*  AMC Networks, Inc., Class A.................................  34,682 $ 2,025,776
#*  Boingo Wireless, Inc........................................  40,010     909,827
    Cable One, Inc..............................................   3,103   3,290,825
#*  Central European Media Enterprises, Ltd., Class A...........  31,277     123,857
    Cinemark Holdings, Inc......................................  47,833   2,011,378
    Cogent Communications Holdings, Inc.........................   7,753     428,198
*   GCI Liberty, Inc., Class A..................................  14,576     869,021
    IDT Corp., Class B..........................................  26,129     186,038
*   IMAX Corp...................................................  50,213   1,224,193
    John Wiley & Sons, Inc., Class A............................  30,420   1,404,796
*   Liberty Media Corp.-Liberty Braves, Class A.................   7,019     199,059
*   Liberty Media Corp.-Liberty Braves, Class C.................  21,263     598,553
*   Liberty TripAdvisor Holdings, Inc., Class A.................  64,087     944,642
    Marcus Corp. (The)..........................................  10,912     410,509
#*  McClatchy Co. (The), Class A................................   2,700       8,430
#   Meredith Corp...............................................  12,752     752,368
    Nexstar Media Group, Inc., Class A..........................  16,455   1,926,058
*   ORBCOMM, Inc................................................  24,925     180,457
#*  QuinStreet, Inc.............................................  38,688     552,078
*   Rosetta Stone, Inc..........................................  16,736     422,082
    Shenandoah Telecommunications Co............................  46,373   1,916,596
    Sinclair Broadcast Group, Inc., Class A.....................   1,900      87,001
#*  TechTarget, Inc.............................................  25,753     429,817
    TEGNA, Inc..................................................  63,566   1,011,971
#*  Travelzoo...................................................  11,851     208,222
*   Vonage Holdings Corp........................................ 170,655   1,658,767
#*  Yelp, Inc...................................................  52,354   2,097,301
                                                                         -----------
TOTAL COMMUNICATION SERVICES....................................          25,877,820
                                                                         -----------
CONSUMER DISCRETIONARY -- (14.8%)
*   1-800-Flowers.com, Inc., Class A............................  29,108     619,709
    American Eagle Outfitters, Inc.............................. 100,147   2,381,496
*   Asbury Automotive Group, Inc................................  17,239   1,382,223
#   Big Lots, Inc...............................................  31,161   1,157,943
#   BJ's Restaurants, Inc.......................................  19,137     955,128
    Bloomin' Brands, Inc........................................  84,186   1,682,878
#*  Boot Barn Holdings, Inc.....................................  21,622     622,497
    Brunswick Corp..............................................  19,017     973,861
    Callaway Golf Co............................................  71,315   1,252,291
#   Camping World Holdings, Inc., Class A.......................  11,326     168,984
*   Career Education Corp.......................................  63,218   1,147,407
    Carter's, Inc...............................................  28,127   2,978,931
*   Cavco Industries, Inc.......................................   8,870   1,106,710
#   Cheesecake Factory, Inc. (The)..............................  31,709   1,573,401
#   Children's Place, Inc. (The)................................  17,021   1,920,309
    Churchill Downs, Inc........................................  25,258   2,547,269
    Collectors Universe, Inc....................................   8,566     148,963
    Core-Mark Holding Co., Inc..................................  33,861   1,230,847
#   Cracker Barrel Old Country Store, Inc.......................  17,004   2,869,255
*   Crocs, Inc..................................................  63,482   1,767,974
#   Dave & Buster's Entertainment, Inc..........................  34,648   1,969,392
*   Deckers Outdoor Corp........................................  19,962   3,158,188
#   Delphi Technologies P.L.C...................................  62,519   1,383,545
*   Denny's Corp................................................     885      16,479

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#   Dine Brands Global, Inc.....................................  12,931 $1,146,462
#*  Dorman Products, Inc........................................  20,206  1,771,460
#*  Duluth Holdings, Inc., Class B..............................  16,116    256,567
    Educational Development Corp................................   2,000     18,000
#*  Eldorado Resorts, Inc.......................................  46,527  2,297,038
    Extended Stay America, Inc.................................. 117,746  2,108,831
#*  Floor & Decor Holdings, Inc., Class A.......................  66,452  3,191,025
#*  Fox Factory Holding Corp....................................  34,239  2,656,946
*   frontdoor, Inc..............................................  18,500    651,940
*   Gentherm, Inc...............................................  25,235  1,068,955
*   Groupon, Inc................................................ 436,458  1,536,332
#*  Habit Restaurants, Inc. (The), Class A......................  10,654    113,572
    Hamilton Beach Brands Holding Co., Class A..................   8,800    159,280
*   Helen of Troy, Ltd..........................................  16,004  2,304,576
*   Hilton Grand Vacations, Inc.................................  64,762  2,074,974
#*  Installed Building Products, Inc............................  29,390  1,411,602
#*  iRobot Corp.................................................  19,687  2,038,392
#   Jack in the Box, Inc........................................   9,642    743,398
    Johnson Outdoors, Inc., Class A.............................   6,563    503,185
    La-Z-Boy, Inc...............................................  25,257    828,430
#   LCI Industries..............................................  18,444  1,620,305
#*  Lindblad Expeditions Holdings, Inc..........................  35,078    568,614
*   Malibu Boats, Inc., Class A.................................  17,492    728,017
    Marine Products Corp........................................  19,533    296,316
*   MasterCraft Boat Holdings, Inc..............................  17,343    429,066
#   Monro, Inc..................................................  27,457  2,301,720
*   Murphy USA, Inc.............................................  19,472  1,664,272
    Nathan's Famous, Inc........................................     430     29,692
#*  National Vision Holdings, Inc...............................  48,059  1,297,593
#*  Noodles & Co................................................   3,878     27,728
#   Oxford Industries, Inc......................................  14,802  1,229,454
#   Papa John's International, Inc..............................  21,140  1,081,522
#   PetMed Express, Inc.........................................  16,552    361,661
*   Planet Fitness, Inc., Class A...............................   4,958    375,321
*   PlayAGS, Inc................................................     461     11,119
    Red Rock Resorts, Inc., Class A.............................  46,369  1,251,036
#*  RH..........................................................  16,616  1,773,093
    Ruth's Hospitality Group, Inc...............................  28,302    735,286
#*  SeaWorld Entertainment, Inc.................................  67,589  1,799,219
#*  Shake Shack, Inc., Class A..................................  22,067  1,352,707
*   Shutterfly, Inc.............................................  25,445  1,115,254
#   Shutterstock, Inc...........................................  29,511  1,193,720
    Skyline Champion Corp.......................................  36,905    779,065
#*  Sleep Number Corp...........................................  35,744  1,243,891
#*  Sotheby's...................................................  33,490  1,412,608
#*  Sportsman's Warehouse Holdings, Inc.........................  28,414    126,726
#*  Stamps.com, Inc.............................................  13,378  1,147,832
    Standard Motor Products, Inc................................  15,152    757,145
    Steven Madden, Ltd..........................................  53,196  1,933,675
*   Stoneridge, Inc.............................................  24,061    756,237
    Strategic Education, Inc....................................   1,755    251,579
#   Tailored Brands, Inc........................................  45,259    368,861
#*  Tempur Sealy International, Inc.............................  38,024  2,334,674
    Texas Roadhouse, Inc........................................  42,904  2,317,245
#   Tile Shop Holdings, Inc.....................................  30,920    150,271
    Tupperware Brands Corp......................................  35,905    854,539
#*  Urban Outfitters, Inc.......................................  62,790  1,866,747
#*  Visteon Corp................................................  21,328  1,408,075
#   Wendy's Co. (The)........................................... 171,167  3,185,418

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#   Williams-Sonoma, Inc........................................   4,625 $    264,411
    Winmark Corp................................................   1,577      291,035
    Wolverine World Wide, Inc...................................  63,634    2,342,368
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY....................................          106,931,762
                                                                         ------------
CONSUMER STAPLES -- (5.2%)
#*  Boston Beer Co., Inc. (The), Class A........................   6,710    2,080,167
#   Calavo Growers, Inc.........................................  16,140    1,546,373
#   Cal-Maine Foods, Inc........................................   3,251      133,649
    Casey's General Stores, Inc.................................  19,176    2,537,944
#*  Chefs' Warehouse, Inc. (The)................................  22,488      734,908
#   Coca-Cola Consolidated, Inc.................................   5,267    1,711,933
*   Craft Brew Alliance, Inc....................................   6,435       90,798
#   Energizer Holdings, Inc.....................................  51,585    2,470,406
#   Flowers Foods, Inc.......................................... 116,931    2,542,080
    Inter Parfums, Inc..........................................  27,260    1,976,077
#   J&J Snack Foods Corp........................................  10,138    1,593,491
    John B. Sanfilippo & Son, Inc...............................   7,212      520,057
    Lancaster Colony Corp.......................................  12,606    1,874,638
*   Lifevantage Corp............................................   1,820       20,712
    Medifast, Inc...............................................  10,946    1,605,669
#   MGP Ingredients, Inc........................................  16,893    1,484,388
#   National Beverage Corp......................................  16,415      919,240
    Nu Skin Enterprises, Inc., Class A..........................  40,138    2,041,820
*   Performance Food Group Co...................................  61,499    2,518,384
    PriceSmart, Inc.............................................  19,759    1,181,786
    Rocky Mountain Chocolate Factory, Inc.......................   2,500       24,613
*   Simply Good Foods Co. (The).................................  49,961    1,122,124
#*  Sprouts Farmers Market, Inc.................................  88,641    1,898,690
#   Tootsie Roll Industries, Inc................................   5,368      208,439
#   Turning Point Brands, Inc...................................  14,622      625,383
    United-Guardian, Inc........................................   2,424       46,080
#*  USANA Health Sciences, Inc..................................  19,354    1,615,285
#   Vector Group, Ltd...........................................  24,904      237,335
#   WD-40 Co....................................................  12,289    2,067,624
                                                                         ------------
TOTAL CONSUMER STAPLES..........................................           37,430,093
                                                                         ------------
ENERGY -- (2.4%)
*   Apergy Corp.................................................  46,071    1,828,558
#   Arch Coal, Inc., Class A....................................  16,275    1,578,350
*   Cactus, Inc., Class A.......................................  32,051    1,163,451
*   CONSOL Energy, Inc..........................................  26,500      898,350
*   Contura Energy, Inc.........................................   4,542      255,942
#   Core Laboratories NV........................................  25,524    1,617,966
#   CVR Energy, Inc.............................................  44,532    2,031,105
#   DMC Global, Inc.............................................  11,500      796,950
    Evolution Petroleum Corp....................................  27,422      192,777
#*  ION Geophysical Corp........................................  13,494      172,588
#*  Jagged Peak Energy, Inc.....................................  42,878      453,220
*   Keane Group, Inc............................................  58,217      610,696
#   Kosmos Energy, Ltd.......................................... 255,803    1,711,322
#   Liberty Oilfield Services, Inc., Class A....................   2,510       37,424
#*  Northern Oil and Gas, Inc................................... 242,881      643,635
#*  Penn Virginia Corp..........................................  13,764      618,004
*   ProPetro Holding Corp.......................................  68,019    1,505,260
#   RPC, Inc....................................................  67,793      697,590
#   Solaris Oilfield Infrastructure, Inc., Class A..............  19,017      323,099
*   Superior Energy Services, Inc...............................  62,711      225,133

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
ENERGY -- (Continued)
#   Weatherford International P.L.C............................. 216,256 $   119,654
                                                                         -----------
TOTAL ENERGY....................................................          17,481,074
                                                                         -----------
FINANCIALS -- (6.7%)
    AMERISAFE, Inc..............................................  13,218     782,770
    Artisan Partners Asset Management, Inc., Class A............  39,398   1,116,539
#   Bank of Hawaii Corp.........................................  27,553   2,269,816
    Bank of NT Butterfield & Son, Ltd. (The)....................  37,314   1,493,306
#   BGC Partners, Inc., Class A.................................  98,661     532,769
    BrightSphere Investment Group P.L.C.........................  99,097   1,452,762
#   City Holding Co.............................................   8,233     653,535
#   Cohen & Steers, Inc.........................................  42,525   2,132,629
#   Crawford & Co., Class A.....................................   5,478      49,302
    Crawford & Co., Class B.....................................  13,730     121,099
#*  Curo Group Holdings Corp....................................  11,241     149,730
    Diamond Hill Investment Group, Inc..........................   3,048     440,375
*   Donnelley Financial Solutions, Inc..........................  29,063     444,954
*   eHealth, Inc................................................   8,585     521,453
*   Enova International, Inc....................................  20,470     561,492
    Evercore, Inc., Class A.....................................  29,655   2,889,287
    Farmers & Merchants Bancorp, Inc............................     387      12,283
#   Federated Investors, Inc., Class B..........................  71,251   2,189,543
#   First Financial Bankshares, Inc.............................  36,075   2,219,334
    FirstCash, Inc..............................................  28,331   2,767,372
    Glacier Bancorp, Inc........................................  41,479   1,766,591
*   Green Dot Corp., Class A....................................  21,628   1,379,218
#   Greenhill & Co., Inc........................................  14,800     306,508
    Hamilton Lane, Inc., Class A................................  17,824     870,881
#*  Health Insurance Innovations, Inc., Class A.................     747      17,420
    Houlihan Lokey, Inc.........................................  21,077   1,039,518
    Independent Bank Corp.......................................  13,480   1,081,500
#   Interactive Brokers Group, Inc., Class A....................   8,342     452,470
#   Kinsale Capital Group, Inc..................................  17,674   1,283,132
    Lakeland Financial Corp.....................................  20,833     994,776
#*  LendingTree, Inc............................................   7,132   2,744,536
    Moelis & Co., Class A.......................................  32,156   1,316,788
    Morningstar, Inc............................................     500      71,725
*   NMI Holdings, Inc., Class A.................................  34,545     970,024
    Primerica, Inc..............................................  23,372   3,045,138
    Pzena Investment Management, Inc., Class A..................  14,278     142,066
#   RLI Corp....................................................  29,710   2,416,314
    Selective Insurance Group, Inc..............................   6,063     432,352
#   ServisFirst Bancshares, Inc.................................  38,854   1,318,705
    Silvercrest Asset Management Group, Inc., Class A...........   5,400      78,516
    Stock Yards Bancorp, Inc....................................  13,882     476,847
#   Universal Insurance Holdings, Inc...........................  26,602     792,474
#   Virtu Financial, Inc., Class A..............................  24,991     614,279
#   Westamerica Bancorporation..................................  18,394   1,181,263
    Westwood Holdings Group, Inc................................   2,171      67,931
#   WisdomTree Investments, Inc................................. 137,933     993,118
                                                                         -----------
TOTAL FINANCIALS................................................          48,654,440
                                                                         -----------
HEALTH CARE -- (9.8%)
*   Accuray, Inc................................................  69,148     286,273
*   Addus HomeCare Corp.........................................   9,695     658,290
*   Amedisys, Inc...............................................  26,239   3,353,869
*   AMN Healthcare Services, Inc................................  39,555   2,059,233
*   Amphastar Pharmaceuticals, Inc..............................  22,100     477,139

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
HEALTH CARE -- (Continued)
#*  ANI Pharmaceuticals, Inc....................................   9,723 $  690,139
    Atrion Corp.................................................   1,695  1,491,600
*   BioSpecifics Technologies Corp..............................   5,544    371,448
*   BioTelemetry, Inc...........................................  29,420  1,600,448
*   Cambrex Corp................................................  27,761  1,194,278
#   Cantel Medical Corp.........................................  25,876  1,783,891
#*  Capital Senior Living Corp..................................  24,250    101,850
#*  Champions Oncology, Inc.....................................   1,690     15,345
    Chemed Corp.................................................   3,830  1,251,567
*   ChemoCentryx, Inc...........................................  29,386    389,952
#*  Collegium Pharmaceutical, Inc...............................  18,197    253,484
    CONMED Corp.................................................  26,539  2,123,916
#*  Corcept Therapeutics, Inc...................................  97,131  1,202,482
*   CorVel Corp.................................................  16,378  1,175,940
*   CryoLife, Inc...............................................  25,416    779,255
#*  Eagle Pharmaceuticals, Inc..................................  13,585    698,405
#*  Emergent BioSolutions, Inc..................................  29,902  1,545,335
*   Enanta Pharmaceuticals, Inc.................................  15,737  1,372,109
    Ensign Group, Inc. (The)....................................  44,747  2,305,365
*   Haemonetics Corp............................................  16,179  1,412,103
*   Halozyme Therapeutics, Inc..................................   2,539     40,954
*   HealthStream, Inc...........................................  25,588    669,894
#*  Heska Corp..................................................   6,218    482,890
*   HMS Holdings Corp...........................................  71,218  2,167,164
*   Horizon Pharma P.L.C........................................  64,636  1,650,157
*   Innoviva, Inc...............................................  77,480  1,087,044
#*  Inovalon Holdings, Inc., Class A............................   5,852     79,178
*   Integer Holdings Corp.......................................  10,398    718,398
#*  IntriCon Corp...............................................   5,016    117,224
#*  iRadimed Corp...............................................   1,300     32,513
*   Joint Corp. (The)...........................................     456      8,053
*   Lantheus Holdings, Inc......................................  33,547    810,496
#   LeMaitre Vascular, Inc......................................  17,777    513,400
*   LHC Group, Inc..............................................  11,628  1,291,987
#*  Ligand Pharmaceuticals, Inc.................................  10,555  1,328,347
    Luminex Corp................................................  33,704    768,788
#*  Medpace Holdings, Inc.......................................  26,695  1,499,458
    Meridian Bioscience, Inc....................................  37,815    435,251
*   Merit Medical Systems, Inc..................................  35,217  1,978,491
#   Mesa Laboratories, Inc......................................   3,356    794,332
#*  Myriad Genetics, Inc........................................  42,311  1,331,950
    National Research Corp......................................  20,581    814,596
#*  NeoGenomics, Inc............................................  58,566  1,219,930
*   NextGen Healthcare, Inc.....................................  53,141    998,519
*   NuVasive, Inc...............................................  30,525  1,849,815
*   Omnicell, Inc...............................................  35,241  2,831,967
*   OraSure Technologies, Inc...................................  23,172    219,207
*   Orthofix Medical, Inc.......................................  16,104    882,338
#*  PetIQ, Inc..................................................     366     10,054
    Phibro Animal Health Corp., Class A.........................  18,177    630,924
*   Providence Service Corp. (The)..............................  11,333    751,718
    Psychemedics Corp...........................................   5,287     60,748
*   Quidel Corp.................................................  27,128  1,734,564
#*  R1 RCM, Inc.................................................  71,316    746,679
#*  RadNet, Inc.................................................  42,589    515,753
#*  REGENXBIO, Inc..............................................  21,873  1,102,399
#*  Repligen Corp...............................................  20,897  1,408,040
*   Select Medical Holdings Corp................................ 102,951  1,479,406
#*  SIGA Technologies, Inc......................................   6,330     33,169

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- -----------
HEALTH CARE -- (Continued)
    Simulations Plus, Inc.......................................  14,330 $   322,855
#*  Supernus Pharmaceuticals, Inc...............................  41,410   1,520,989
#*  Tenet Healthcare Corp.......................................  55,972   1,225,787
#   US Physical Therapy, Inc....................................  11,256   1,311,211
#   Utah Medical Products, Inc..................................   3,164     267,042
#*  Vanda Pharmaceuticals, Inc..................................  19,180     312,442
*   Varex Imaging Corp..........................................  26,464     869,078
#*  Wright Medical Group NV.....................................  54,784   1,619,963
                                                                         -----------
TOTAL HEALTH CARE...............................................          71,138,878
                                                                         -----------
INDUSTRIALS -- (21.7%)
#   AAON, Inc...................................................  47,553   2,387,636
    Actuant Corp., Class A......................................  22,129     566,060
*   Advanced Disposal Services, Inc.............................   8,994     290,866
    Advanced Drainage Systems, Inc..............................  48,581   1,362,697
#*  Aerojet Rocketdyne Holdings, Inc............................  63,214   2,140,426
#*  Aerovironment, Inc..........................................  20,380   1,397,253
*   Air Transport Services Group, Inc...........................  53,252   1,253,020
    Alamo Group, Inc............................................   9,392     973,387
    Albany International Corp., Class A.........................  25,391   1,878,172
    Allegiant Travel Co.........................................  11,620   1,706,746
    Allied Motion Technologies, Inc.............................   8,223     301,044
    Applied Industrial Technologies, Inc........................  23,028   1,380,298
    Armstrong World Industries, Inc.............................  35,939   3,114,833
*   ASGN, Inc...................................................  32,158   2,027,240
*   Astronics Corp..............................................  19,751     658,498
#*  Astronics Corp., Class B....................................   4,890     162,837
*   Atkore International Group, Inc.............................  44,980   1,113,705
#*  Avis Budget Group, Inc......................................  51,510   1,831,181
#*  Axon Enterprise, Inc........................................  19,987   1,269,175
    Barnes Group, Inc...........................................  27,246   1,515,423
    Barrett Business Services, Inc..............................   6,441     469,291
    BG Staffing, Inc............................................   5,921     138,374
    Brady Corp., Class A........................................  32,340   1,577,869
#   Brink's Co. (The)...........................................  36,750   2,937,427
*   Builders FirstSource, Inc...................................  93,710   1,291,324
*   Casella Waste Systems, Inc., Class A........................  34,144   1,274,254
*   Chart Industries, Inc.......................................  24,210   2,137,017
#*  Cimpress NV.................................................  21,398   1,934,379
*   Clean Harbors, Inc..........................................  34,541   2,625,116
    Comfort Systems USA, Inc....................................  31,989   1,730,605
*   Commercial Vehicle Group, Inc...............................  25,381     226,399
*   Continental Building Products, Inc..........................  31,414     805,769
#   Covanta Holding Corp........................................ 117,491   2,123,062
*   CSW Industrials, Inc........................................  11,903     713,585
    Deluxe Corp.................................................  24,920   1,114,422
    Douglas Dynamics, Inc.......................................  19,283     728,126
*   DXP Enterprises, Inc........................................   3,550     152,260
    EMCOR Group, Inc............................................   5,800     488,012
    EnerSys.....................................................  25,623   1,772,855
    ESCO Technologies, Inc......................................   5,514     413,550
#*  Evoqua Water Technologies Corp..............................  59,960     816,655
    Exponent, Inc...............................................  43,404   2,457,534
    Federal Signal Corp.........................................  50,940   1,465,544
    Forrester Research, Inc.....................................  15,783     802,723
    Forward Air Corp............................................  24,961   1,580,531
*   Franklin Covey Co...........................................   7,246     206,583
    Franklin Electric Co., Inc..................................  33,375   1,630,703
*   Generac Holdings, Inc.......................................  42,879   2,357,916

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INDUSTRIALS -- (Continued)
    Global Brass & Copper Holdings, Inc.........................  18,679 $  810,482
    Gorman-Rupp Co. (The).......................................  15,682    522,211
    H&E Equipment Services, Inc.................................  33,873  1,030,078
*   Harsco Corp.................................................  73,510  1,664,266
#   Healthcare Services Group, Inc..............................  48,594  1,644,907
    Heartland Express, Inc......................................  70,475  1,386,948
    Heidrick & Struggles International, Inc.....................  12,956    463,566
*   Heritage-Crystal Clean, Inc.................................   5,583    160,400
    Herman Miller, Inc..........................................  50,185  1,948,182
    Hillenbrand, Inc............................................  37,893  1,630,157
    HNI Corp....................................................  36,722  1,348,065
*   Huron Consulting Group, Inc.................................   2,900    140,157
    Insperity, Inc..............................................  27,684  3,309,899
    Interface, Inc..............................................  52,864    847,939
#*  JELD-WEN Holding, Inc.......................................  53,660  1,059,785
    John Bean Technologies Corp.................................  22,094  2,425,700
    Kadant, Inc.................................................   9,300    912,237
#   Kaman Corp..................................................  23,597  1,460,890
    Kennametal, Inc.............................................  48,572  1,976,880
    Kforce, Inc.................................................  23,859    859,401
    Kimball International, Inc., Class B........................  29,929    468,688
    Knoll, Inc..................................................  40,673    888,298
    Korn Ferry..................................................  34,000  1,598,680
*   Kratos Defense & Security Solutions, Inc....................  11,071    175,807
    Landstar System, Inc........................................  26,555  2,893,433
*   Lawson Products, Inc........................................   2,965     97,371
#   Lindsay Corp................................................   8,804    748,340
*   Masonite International Corp.................................     270     13,902
#*  MasTec, Inc.................................................  43,331  2,194,715
    Matson, Inc.................................................  35,531  1,407,383
    McGrath RentCorp............................................  20,505  1,271,310
*   Mercury Systems, Inc........................................  28,219  2,060,551
*   Meritor, Inc................................................  79,744  1,934,589
    Moog, Inc., Class A.........................................   3,970    371,751
#   MSA Safety, Inc.............................................  25,272  2,777,646
    Mueller Industries, Inc.....................................  41,766  1,218,314
    Mueller Water Products, Inc., Class A....................... 132,517  1,421,907
#   National Presto Industries, Inc.............................   2,105    224,183
*   NV5 Global, Inc.............................................   9,433    597,486
#   Omega Flex, Inc.............................................   7,995    676,857
*   PAM Transportation Services, Inc............................     315     15,756
*   Patrick Industries, Inc.....................................  21,276  1,061,034
*   PGT Innovations, Inc........................................  45,539    667,602
#   Pitney Bowes, Inc........................................... 162,270  1,153,740
*   Proto Labs, Inc.............................................  12,831  1,408,715
*   Radiant Logistics, Inc......................................  10,500     68,670
    Raven Industries, Inc.......................................  34,737  1,351,617
*   RBC Bearings, Inc...........................................  15,069  2,072,741
#*  Rexnord Corp................................................  41,472  1,186,099
*   Saia, Inc...................................................  21,405  1,378,268
    Simpson Manufacturing Co., Inc..............................  27,563  1,755,212
#*  SiteOne Landscape Supply, Inc...............................  28,688  1,930,702
*   SP Plus Corp................................................  16,218    559,845
*   SPX Corp....................................................  35,857  1,308,781
    Standex International Corp..................................  10,452    690,564
    Steelcase, Inc., Class A....................................  56,805    982,158
*   Sterling Construction Co., Inc..............................  20,237    274,414
    Sun Hydraulics Corp.........................................  25,573  1,338,491
    Systemax, Inc...............................................  35,656    809,748

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INDUSTRIALS -- (Continued)
    Tennant Co..................................................  14,857 $    986,208
    Terex Corp..................................................  44,901    1,496,550
    Tetra Tech, Inc.............................................  34,375    2,224,750
*   Thermon Group Holdings, Inc.................................   9,263      238,893
    Timken Co. (The)............................................  35,990    1,725,721
*   TPI Composites, Inc.........................................  27,892      863,257
*   Transcat, Inc...............................................   7,200      165,960
#*  Trex Co., Inc...............................................  43,388    3,005,487
*   TriMas Corp.................................................   9,673      299,186
*   TriNet Group, Inc...........................................  53,003    3,304,207
*   Univar, Inc.................................................  83,954    1,874,693
    Universal Logistics Holdings, Inc...........................  18,905      461,660
    US Ecology, Inc.............................................  18,141    1,106,782
    Valmont Industries, Inc.....................................  13,422    1,809,822
    Viad Corp...................................................  15,641      958,950
*   Vicor Corp..................................................   8,899      333,801
*   WageWorks, Inc..............................................  27,585    1,345,872
    Watts Water Technologies, Inc., Class A.....................  14,321    1,225,734
#*  Welbilt, Inc................................................  97,774    1,645,536
#*  Willdan Group, Inc..........................................   7,915      312,880
                                                                         ------------
TOTAL INDUSTRIALS...............................................          157,345,849
                                                                         ------------
INFORMATION TECHNOLOGY -- (14.8%)
*   Acacia Communications, Inc..................................     791       45,783
*   ACI Worldwide, Inc..........................................  85,196    3,026,162
#*  Advanced Energy Industries, Inc.............................  27,497    1,588,227
*   Agilysys, Inc...............................................  13,160      251,751
#*  Alarm.com Holdings, Inc.....................................  41,106    2,913,593
#*  Ambarella, Inc..............................................  20,128    1,008,815
    American Software, Inc., Class A............................  23,428      303,393
*   Appfolio, Inc., Class A.....................................  15,117    1,468,012
    Badger Meter, Inc...........................................  25,263    1,401,591
#   Blackbaud, Inc..............................................  29,316    2,324,466
#   Brooks Automation, Inc......................................  63,603    2,385,749
    Cabot Microelectronics Corp.................................  23,207    2,929,884
#*  CalAmp Corp.................................................  30,637      447,607
#*  Carbonite, Inc..............................................  26,349      646,341
*   Cardtronics P.L.C., Class A.................................  41,434    1,481,680
*   Casa Systems, Inc...........................................  43,928      421,270
    Cass Information Systems, Inc...............................  12,019      592,897
*   Cision, Ltd................................................. 104,491    1,260,161
*   Clearfield, Inc.............................................   2,337       34,447
#*  Coherent, Inc...............................................  11,329    1,676,805
*   CommScope Holding Co., Inc..................................   4,359      108,016
*   Control4 Corp...............................................  19,224      334,690
*   CoreLogic, Inc..............................................  49,921    2,027,292
#   CSG Systems International, Inc..............................  28,846    1,287,974
    CTS Corp....................................................  29,855      894,157
#*  Eastman Kodak Co............................................  24,798       61,003
#   Ebix, Inc...................................................  19,314      974,971
#*  Endurance International Group Holdings, Inc................. 124,885      690,614
#   Entegris, Inc...............................................  66,815    2,730,061
*   ePlus, Inc..................................................  12,212    1,151,469
#*  Euronet Worldwide, Inc......................................   2,567      384,768
    EVERTEC, Inc................................................  64,564    2,021,499
*   ExlService Holdings, Inc....................................  29,891    1,775,525
*   Extreme Networks, Inc.......................................  76,380      611,040
*   Fabrinet....................................................  27,187    1,645,357
*   FARO Technologies, Inc......................................   7,009      394,256

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES    VALUE+
                                                                 ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   FormFactor, Inc.............................................  54,698 $1,036,527
#   GlobalSCAPE, Inc............................................  14,606    110,567
*   Globant SA..................................................  20,285  1,703,737
#*  GTT Communications, Inc.....................................  25,315  1,061,964
    Hackett Group, Inc. (The)...................................  26,753    410,659
*   IEC Electronics Corp........................................   1,200      9,060
#*  II-VI, Inc..................................................  31,166  1,241,653
*   Immersion Corp..............................................  22,673    214,260
    InterDigital, Inc...........................................  20,429  1,335,852
#*  Internap Corp...............................................  16,925     66,685
*   Itron, Inc..................................................  26,146  1,402,994
#   j2 Global, Inc..............................................  30,589  2,680,208
*   Lattice Semiconductor Corp..................................  72,654    940,869
*   Limelight Networks, Inc.....................................  28,565     84,838
#*  LiveRamp Holdings, Inc......................................  29,428  1,716,535
#*  Lumentum Holdings, Inc......................................  37,855  2,345,874
*   Luxoft Holding, Inc.........................................  10,107    590,451
*   Manhattan Associates, Inc...................................  47,515  3,204,887
    MAXIMUS, Inc................................................  18,264  1,345,144
#*  MaxLinear, Inc..............................................  54,547  1,467,860
    MKS Instruments, Inc........................................   5,210    474,162
    Monotype Imaging Holdings, Inc..............................  17,740    305,838
*   Nanometrics, Inc............................................  20,191    601,490
*   Napco Security Technologies, Inc............................  14,504    359,409
#*  NCR Corp....................................................  78,825  2,281,984
    NIC, Inc....................................................  57,748    996,730
*   Novanta, Inc................................................  30,067  2,616,430
    NVE Corp....................................................   4,037    386,785
*   OneSpan, Inc................................................   2,738     50,763
*   OSI Systems, Inc............................................  14,875  1,340,684
#*  PAR Technology Corp.........................................   1,586     37,604
#*  Park City Group, Inc........................................   1,240      9,585
    Park Electrochemical Corp...................................  14,818    243,756
*   Paylocity Holding Corp......................................  28,430  2,744,916
#   Paysign, Inc................................................   7,627     62,008
*   Perficient, Inc.............................................  16,917    498,036
*   PFSweb, Inc.................................................  16,656     76,951
*   Pixelworks, Inc.............................................  17,112     78,886
#   Plantronics, Inc............................................  28,312  1,457,502
    Power Integrations, Inc.....................................  27,849  2,200,628
*   PRGX Global, Inc............................................  16,734    134,207
    Progress Software Corp......................................  42,291  1,928,893
*   Qualys, Inc.................................................   9,692    874,800
#*  Rogers Corp.................................................   9,871  1,653,590
#   Sapiens International Corp. NV..............................   3,686     56,654
    Science Applications International Corp.....................  29,369  2,201,207
#*  Semtech Corp................................................  38,988  2,100,284
*   Silicon Laboratories, Inc...................................  26,292  2,830,597
#*  SMART Global Holdings, Inc..................................   9,145    198,812
#*  SolarEdge Technologies, Inc.................................  32,774  1,451,888
*   SPS Commerce, Inc...........................................   1,715    177,914
    TransAct Technologies, Inc..................................   5,315     50,067
    TTEC Holdings, Inc..........................................  38,477  1,402,871
#   Tucows, Inc., Class A.......................................     852     75,138
*   Verint Systems, Inc.........................................  20,825  1,257,622
    Versum Materials, Inc.......................................  77,575  4,047,863
*   Viavi Solutions, Inc........................................ 130,683  1,738,084
*   Virtusa Corp................................................  27,968  1,553,622

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES     VALUE+
                                                                 ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Zix Corp....................................................  47,810 $    389,652
                                                                         ------------
TOTAL INFORMATION TECHNOLOGY....................................          107,219,862
                                                                         ------------
MATERIALS -- (5.6%)
*   AdvanSix, Inc...............................................  24,701      746,711
#*  AK Steel Holding Corp....................................... 259,402      627,753
    Balchem Corp................................................  18,843    1,912,753
    Bemis Co., Inc..............................................  36,937    2,120,923
    Cabot Corp..................................................  37,395    1,696,985
    Chase Corp..................................................   8,846      828,605
#   Cleveland-Cliffs, Inc....................................... 149,379    1,492,296
#   Compass Minerals International, Inc.........................  19,617    1,125,820
    Eagle Materials, Inc........................................  14,917    1,356,104
*   Ferro Corp..................................................  73,726    1,317,484
#*  GCP Applied Technologies, Inc...............................  56,115    1,615,551
    HB Fuller Co................................................  20,943    1,025,579
*   Ingevity Corp...............................................  29,906    3,439,489
    Innospec, Inc...............................................   2,099      178,037
*   Koppers Holdings, Inc.......................................  17,007      454,767
    Myers Industries, Inc.......................................  32,615      583,482
#   Neenah, Inc.................................................  13,844      939,315
*   OMNOVA Solutions, Inc.......................................  40,005      296,037
    Owens-Illinois, Inc......................................... 104,362    2,062,193
    PolyOne Corp................................................  61,792    1,707,931
#   Quaker Chemical Corp........................................   9,092    2,034,971
*   Ryerson Holding Corp........................................  22,882      197,929
#   Scotts Miracle-Gro Co. (The)................................  36,128    3,071,603
#   Sensient Technologies Corp..................................  24,477    1,716,327
    Silgan Holdings, Inc........................................  69,074    2,068,076
    Stepan Co...................................................  17,105    1,582,897
    Trinseo SA..................................................  27,759    1,247,767
    Warrior Met Coal, Inc.......................................  47,164    1,462,084
    Worthington Industries, Inc.................................  44,214    1,774,308
                                                                         ------------
TOTAL MATERIALS.................................................           40,683,777
                                                                         ------------
REAL ESTATE -- (0.7%)
    HFF, Inc., Class A..........................................  43,484    2,069,404
    Kennedy-Wilson Holdings, Inc................................   5,301      114,183
#*  Marcus & Millichap, Inc.....................................  35,671    1,537,420
    Newmark Group, Inc., Class A................................  62,877      535,712
    RE/MAX Holdings, Inc., Class A..............................   8,398      363,885
    RMR Group, Inc. (The), Class A..............................  13,876      802,588
                                                                         ------------
TOTAL REAL ESTATE...............................................            5,423,192
                                                                         ------------
UTILITIES -- (0.4%)
    Genie Energy, Ltd., Class B.................................   4,183       36,350
    New Jersey Resources Corp...................................  54,837    2,746,237
#   Ormat Technologies, Inc.....................................   5,400      315,144
                                                                         ------------
TOTAL UTILITIES.................................................            3,097,731
                                                                         ------------
TOTAL COMMON STOCKS.............................................          621,284,478
                                                                         ------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    GCI Liberty, Inc............................................   2,560       66,074
                                                                         ------------
TOTAL INVESTMENT SECURITIES.....................................          621,350,552
                                                                         ------------

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                    SHARES      VALUE+
                                                                   --------- ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market
        Fund 2.370%............................................... 1,554,528 $  1,554,528
                                                                             ------------
SECURITIES LENDING COLLATERAL -- (14.1%)
@(S)  The DFA Short Term Investment Fund.......................... 8,819,148  102,046,362
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $606,051,153).............................................           $724,951,442
                                                                             ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                LEVEL 1      LEVEL 2       LEVEL 3          TOTAL
                                              ------------ ------------ -------------    ------------
Common Stocks
   Communication Services.................... $ 25,877,820           --            --    $ 25,877,820
   Consumer Discretionary....................  106,931,762           --            --     106,931,762
   Consumer Staples..........................   37,430,093           --            --      37,430,093
   Energy....................................   17,481,074           --            --      17,481,074
   Financials................................   48,654,440           --            --      48,654,440
   Health Care...............................   71,138,878           --            --      71,138,878
   Industrials...............................  157,345,849           --            --     157,345,849
   Information Technology....................  107,219,862           --            --     107,219,862
   Materials.................................   40,683,777           --            --      40,683,777
   Real Estate...............................    5,423,192           --            --       5,423,192
   Utilities.................................    3,097,731           --            --       3,097,731
Preferred Stocks
   Communication Services....................       66,074           --            --          66,074
Temporary Cash Investments...................    1,554,528           --            --       1,554,528
Securities Lending Collateral................           -- $102,046,362            --     102,046,362
                                              ------------ ------------ -------------    ------------
TOTAL........................................ $622,905,080 $102,046,362            --    $724,951,442
                                              ============ ============ =============    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES    VALUE>>
                                                                 ------- -----------
COMMON STOCKS -- (92.3%)
AUSTRALIA -- (6.0%)
    Altium, Ltd.................................................   3,233 $    77,263
    Amcor, Ltd.................................................. 147,816   1,670,889
    Aristocrat Leisure, Ltd.....................................  72,813   1,340,384
    Beach Energy, Ltd........................................... 185,859     278,705
    BHP Group, Ltd.............................................. 146,880   3,886,789
    Brambles, Ltd...............................................  84,366     716,916
    Caltex Australia, Ltd.......................................  20,761     398,098
    CIMIC Group, Ltd............................................  11,442     408,178
    Coca-Cola Amatil, Ltd.......................................  46,963     291,316
    Cochlear, Ltd...............................................   6,058     800,776
*   Coles Group, Ltd............................................ 110,870     985,767
    Computershare, Ltd..........................................  42,497     534,623
    CSL, Ltd....................................................  26,483   3,714,553
#   Domino's Pizza Enterprises, Ltd.............................   6,605     200,220
    Evolution Mining, Ltd.......................................  96,290     217,055
    James Hardie Industries P.L.C...............................  17,713     240,990
    Macquarie Group, Ltd........................................   2,955     280,826
    Magellan Financial Group, Ltd...............................  14,245     448,398
    Medibank Pvt, Ltd........................................... 137,068     276,242
    Northern Star Resources, Ltd................................  71,250     412,577
    Orora, Ltd..................................................  66,670     142,462
    Qantas Airways, Ltd......................................... 134,604     532,457
#   Ramsay Health Care, Ltd.....................................  15,662     721,265
#   REA Group, Ltd..............................................   5,470     308,259
    Reece, Ltd..................................................   7,118      51,812
    Rio Tinto, Ltd..............................................  19,572   1,319,198
    Telstra Corp., Ltd.......................................... 289,013     688,383
    TPG Telecom, Ltd............................................  33,380     158,611
    Wesfarmers, Ltd.............................................  43,437   1,102,530
    WiseTech Global, Ltd........................................   1,872      29,642
    Woolworths Group, Ltd.......................................  19,717     442,696
                                                                         -----------
TOTAL AUSTRALIA.................................................          22,677,880
                                                                         -----------
AUSTRIA -- (0.1%)
#   ANDRITZ AG..................................................   2,842     135,723
    OMV AG......................................................   6,556     351,658
                                                                         -----------
TOTAL AUSTRIA...................................................             487,381
                                                                         -----------
BELGIUM -- (1.0%)
#   Anheuser-Busch InBev SA.....................................  21,337   1,897,012
#   Anheuser-Busch InBev SA/NV, Sponsored ADR...................   1,795     159,647
    Colruyt SA..................................................   6,221     449,088
    Proximus SADP...............................................  10,665     298,696
    UCB SA......................................................   7,358     584,806
#   Umicore SA..................................................   5,353     207,738
                                                                         -----------
TOTAL BELGIUM...................................................           3,596,987
                                                                         -----------
CANADA -- (8.3%)
*   Air Canada..................................................   9,313     223,562
    Alimentation Couche-Tard, Inc., Class B.....................  22,670   1,336,645
*   B2Gold Corp.................................................  54,101     146,994
*   Bausch Health Cos., Inc.....................................  34,600     798,914
    BCE, Inc....................................................   7,401     331,131
    CAE, Inc....................................................   2,400      55,821

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
CANADA -- (Continued)
    CAE, Inc....................................................  22,140 $   515,641
#*  Canada Goose Holdings, Inc..................................   4,694     250,660
    Canadian National Railway Co................................  32,222   2,989,557
    Canadian Pacific Railway, Ltd...............................   7,120   1,595,378
#   Canadian Tire Corp., Ltd., Class A..........................   7,800     858,541
    CCL Industries, Inc., Class B...............................  13,100     558,830
*   CGI, Inc....................................................   7,689     552,301
*   CGI, Inc....................................................   3,494     251,494
    CI Financial Corp...........................................  27,461     394,994
    Constellation Software, Inc.................................   2,045   1,804,384
    Dollarama, Inc..............................................  12,000     360,439
#   Empire Co., Ltd., Class A...................................  10,400     231,335
    Finning International, Inc..................................  16,115     289,293
    FirstService Corp...........................................   1,700     147,933
    George Weston, Ltd..........................................   8,182     610,917
    Gildan Activewear, Inc......................................  14,115     520,420
    IGM Financial, Inc..........................................   5,000     138,091
#   Inter Pipeline, Ltd.........................................  43,563     709,520
    Keyera Corp.................................................  20,800     480,681
    Kirkland Lake Gold, Ltd.....................................  11,400     368,541
    Kirkland Lake Gold, Ltd.....................................   5,619     181,606
    Loblaw Cos., Ltd............................................   7,292     357,225
    Methanex Corp...............................................   8,585     471,488
    Metro, Inc..................................................   2,440      88,328
    National Bank of Canada.....................................  11,100     528,777
    Northland Power, Inc........................................  12,023     213,770
    Onex Corp...................................................   1,200      69,607
    Open Text Corp..............................................  27,199   1,045,802
    Parkland Fuel Corp..........................................   8,497     261,880
    Quebecor, Inc., Class B.....................................  13,833     344,973
    Restaurant Brands International, Inc........................  10,176     664,171
    Ritchie Bros Auctioneers, Inc...............................   1,300      45,238
    Rogers Communications, Inc., Class B........................  16,758     843,263
    Royal Bank of Canada........................................  24,730   1,970,905
    Royal Bank of Canada........................................  28,696   2,286,784
    Saputo, Inc.................................................  12,274     419,700
    Shaw Communications, Inc., Class B..........................  48,973     991,703
#*  Spin Master Corp............................................   3,300     109,688
    TFI International, Inc......................................  10,433     342,653
#   Thomson Reuters Corp........................................  10,296     636,705
    Toromont Industries, Ltd....................................   6,704     348,636
    Toronto-Dominion Bank (The).................................  22,600   1,289,163
    TransCanada Corp............................................  16,171     772,327
    Vermilion Energy, Inc.......................................   7,679     196,275
    Waste Connections, Inc......................................   2,212     205,161
    Waste Connections, Inc......................................   1,440     133,649
#   WSP Global, Inc.............................................   6,500     350,982
                                                                         -----------
TOTAL CANADA....................................................          31,692,476
                                                                         -----------
DENMARK -- (1.5%)
    Coloplast A.S., Class B.....................................   5,211     562,900
    Novo Nordisk A.S., Class B.................................. 104,006   5,095,726
                                                                         -----------
TOTAL DENMARK...................................................           5,658,626
                                                                         -----------
FINLAND -- (0.9%)
    Elisa Oyj                                                     15,805     671,208
    Kesko Oyj, Class A..........................................   1,990      95,711
    Kesko Oyj, Class B..........................................   4,598     239,095

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
FINLAND -- (Continued)
    Kone Oyj, Class B...........................................  19,662 $ 1,080,392
#   Neste Oyj...................................................  26,385     872,095
    Nokia Oyj...................................................  15,073      79,203
    Sampo Oyj, Class A..........................................   2,542     116,393
    Wartsila Oyj Abp............................................  21,884     350,417
                                                                         -----------
TOTAL FINLAND...................................................           3,504,514
                                                                         -----------
FRANCE -- (9.2%)
    Aeroports de Paris..........................................   2,049     417,407
    Air Liquide SA..............................................  16,093   2,140,881
    Airbus SE...................................................  33,322   4,562,770
    Atos SE.....................................................   1,377     141,984
    BioMerieux..................................................   2,137     169,729
#   Bureau Veritas SA...........................................  30,522     773,693
    Danone SA...................................................  24,525   1,983,522
    Dassault Systemes SE........................................   1,571     248,788
    Eiffage SA..................................................     227      23,701
    EssilorLuxottica SA.........................................     562      68,473
#   Eurofins Scientific SE......................................   1,207     552,719
    Getlink SE..................................................  15,008     241,568
    Hermes International........................................   1,697   1,193,952
    Imerys SA...................................................     227      12,046
    Ipsen SA....................................................   4,253     496,707
#   Kering SA...................................................   4,254   2,517,323
    Legrand SA..................................................  28,726   2,112,880
#   L'Oreal SA..................................................     335      92,143
#   LVMH Moet Hennessy Louis Vuitton SE.........................  14,620   5,740,062
    Safran SA...................................................   9,877   1,439,683
    Sartorius Stedim Biotech....................................   1,822     247,473
    SEB SA......................................................   3,662     670,920
    Sodexo SA...................................................  14,942   1,713,214
    STMicroelectronics NV.......................................  76,849   1,411,310
    Teleperformance.............................................   4,476     860,469
    Thales SA...................................................  12,164   1,453,324
*   Ubisoft Entertainment SA....................................   9,907     946,497
#   Vinci SA....................................................  27,165   2,743,564
                                                                         -----------
TOTAL FRANCE....................................................          34,976,802
                                                                         -----------
GERMANY -- (7.2%)
    Adidas AG...................................................   8,013   2,064,052
    Axel Springer SE............................................   3,916     221,801
    BASF SE.....................................................  32,380   2,643,534
    Beiersdorf AG...............................................   1,498     163,912
    Brenntag AG.................................................  12,423     670,378
    Continental AG..............................................     864     143,330
    Covestro AG.................................................   2,788     153,194
    Deutsche Boerse AG..........................................  10,923   1,459,557
    Deutsche Post AG............................................  57,394   1,995,040
    Deutsche Telekom AG......................................... 198,595   3,327,439
    E.ON SE..................................................... 263,652   2,834,713
    Fielmann AG.................................................   2,346     166,799
    Fresenius Medical Care AG & Co. KGaA........................  16,739   1,410,820
    Fresenius SE & Co. KGaA.....................................   7,825     444,968
    Fuchs Petrolub SE...........................................   2,255      90,044
    Hella GmbH & Co KGaA........................................   3,527     192,395
    Henkel AG & Co. KGaA........................................     502      47,870
    Hochtief AG.................................................   1,628     243,400
    Hugo Boss AG................................................   2,124     148,413

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
GERMANY -- (Continued)
    Infineon Technologies AG....................................  74,903 $ 1,775,620
    KION Group AG...............................................   8,939     614,937
    Lanxess AG..................................................   5,967     345,542
    Merck KGaA..................................................   3,731     397,689
    METRO AG....................................................   1,390      23,618
    MTU Aero Engines AG.........................................   3,372     795,555
    Nemetschek SE...............................................     912     168,720
    Puma SE.....................................................     114      70,609
    Puma SE.....................................................      45      27,835
    Rational AG.................................................     319     215,413
    RTL Group SA................................................   3,826     215,588
    SAP SE, Sponsored ADR.......................................   4,410     568,273
    SAP SE......................................................  10,453   1,347,478
    Symrise AG..................................................   6,377     613,805
    Thyssenkrupp AG.............................................  27,442     386,895
    United Internet AG..........................................   8,307     333,982
    Wirecard AG.................................................   6,764   1,021,820
                                                                         -----------
TOTAL GERMANY...................................................          27,345,038
                                                                         -----------
HONG KONG -- (2.9%)
    AIA Group, Ltd.............................................. 379,800   3,888,938
#   ASM Pacific Technology, Ltd.................................  43,200     501,078
    Chow Tai Fook Jewellery Group, Ltd..........................  43,800      46,879
    Galaxy Entertainment Group, Ltd.............................  91,000     681,520
    Hang Seng Bank, Ltd.........................................   1,800      47,293
    Hong Kong Exchanges & Clearing, Ltd.........................  72,217   2,508,732
#   MGM China Holdings, Ltd..................................... 122,400     252,678
    NagaCorp., Ltd..............................................  86,000     110,437
    Prada SpA...................................................  23,100      64,974
    Samsonite International SA..................................  17,400      49,903
    Sands China, Ltd............................................ 134,800     741,961
    Techtronic Industries Co., Ltd.............................. 141,000   1,020,346
    Vitasoy International Holdings, Ltd.........................  88,000     443,097
    Wynn Macau, Ltd............................................. 187,600     539,757
                                                                         -----------
TOTAL HONG KONG.................................................          10,897,593
                                                                         -----------
IRELAND -- (0.4%)
    Glanbia P.L.C...............................................   5,830     107,222
    Kerry Group P.L.C., Class A.................................   3,958     443,331
    Kingspan Group P.L.C........................................   9,478     498,296
    Smurfit Kappa Group P.L.C...................................  19,498     571,766
                                                                         -----------
TOTAL IRELAND...................................................           1,620,615
                                                                         -----------
ISRAEL -- (0.4%)
    Azrieli Group, Ltd..........................................   2,051     116,851
    Bezeq The Israeli Telecommunication Corp., Ltd.............. 220,558     150,878
    Delek Group, Ltd............................................     440      83,792
#   Elbit Systems, Ltd..........................................   1,308     182,741
*   First International Bank Of Israel, Ltd.....................   1,937      48,679
    Israel Chemicals, Ltd.......................................  56,794     301,564
    Mizrahi Tefahot Bank, Ltd...................................   4,533      98,126
#*  Nice, Ltd., Sponsored ADR...................................   2,506     345,477
    Strauss Group, Ltd..........................................   4,186     106,781
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR.........   7,017     106,799
*   Tower Semiconductor, Ltd....................................   4,828      86,759
                                                                         -----------
TOTAL ISRAEL....................................................           1,628,447
                                                                         -----------

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
ITALY -- (1.7%)
    A2A SpA.....................................................  93,245 $  156,058
    Atlantia SpA................................................   3,530     96,372
    CNH Industrial NV...........................................  91,330    992,929
    Enel SpA.................................................... 259,781  1,644,975
    Eni SpA.....................................................   4,168     71,028
    Ferrari NV..................................................   5,441    737,998
#   Ferrari NV..................................................   6,686    909,497
    FinecoBank Banca Fineco SpA.................................  31,048    408,962
    Moncler SpA.................................................  15,412    633,653
    Poste Italiane SpA..........................................  11,336    121,153
    Recordati SpA...............................................   4,396    177,632
    Snam SpA....................................................  67,285    342,540
                                                                         ----------
TOTAL ITALY.....................................................          6,292,797
                                                                         ----------
JAPAN -- (20.1%)
    ABC-Mart, Inc...............................................   1,200     74,580
    Acom Co., Ltd...............................................  34,400    120,885
    Advantest Corp..............................................  19,800    561,503
    Aeon Co., Ltd...............................................  29,400    543,505
    Aeon Delight Co., Ltd.......................................     500     16,835
#   Ain Holdings, Inc...........................................   2,300    182,953
    Ajinomoto Co., Inc..........................................   4,800     77,662
    Alps Alpine Co., Ltd........................................  20,900    442,009
    Amano Corp..................................................   2,900     75,785
    Asahi Group Holdings, Ltd...................................  17,800    776,138
    Asahi Intecc Co., Ltd.......................................  10,100    511,655
    Astellas Pharma, Inc........................................  82,200  1,113,306
    Bandai Namco Holdings, Inc..................................  13,300    637,613
    Benefit One, Inc............................................   7,400    154,756
    Bic Camera, Inc.............................................   4,700     50,413
    Calbee, Inc.................................................   4,100    113,530
    Canon, Inc..................................................  16,600    460,618
    Capcom Co., Ltd.............................................   3,500     78,973
    Casio Computer Co., Ltd.....................................  14,900    187,683
    Colowide Co., Ltd...........................................   5,600    112,500
    Cosmos Pharmaceutical Corp..................................     800    127,889
#   CyberAgent, Inc.............................................  10,800    432,909
    Daifuku Co., Ltd............................................   6,151    378,414
    Daiichikosho Co., Ltd.......................................   4,500    220,478
    Daikin Industries, Ltd......................................  10,200  1,298,659
    Daito Trust Construction Co., Ltd...........................   4,900    656,126
    Daiwa House Industry Co., Ltd...............................  18,400    515,743
    Disco Corp..................................................   1,500    259,570
    DMG Mori Co., Ltd...........................................  10,400    149,970
    Eisai Co., Ltd..............................................     600     34,938
    en-japan, Inc...............................................   3,000     97,695
    Fast Retailing Co., Ltd.....................................   2,600  1,504,335
    FP Corp.....................................................   1,000     60,928
    Fuji Electric Co., Ltd......................................  12,500    443,137
#   Fuji Kyuko Co., Ltd.........................................   2,399     90,924
    Fuji Oil Holdings, Inc......................................   1,900     61,031
    Fuji Seal International, Inc................................   2,900    101,417
    Fujitsu General, Ltd........................................   3,200     46,728
    Fujitsu, Ltd................................................  10,400    763,512
    GMO internet, Inc...........................................   6,700    103,993
    GMO Payment Gateway, Inc....................................   2,600    207,328
    Goldwin, Inc................................................     700    111,937
    GungHo Online Entertainment, Inc............................  41,400    129,163
    Hakuhodo DY Holdings, Inc...................................  18,300    309,415

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Hamamatsu Photonics KK......................................   2,800 $  113,964
    Harmonic Drive Systems, Inc.................................     800     31,851
    Hikari Tsushin, Inc.........................................   1,429    264,949
    HIS Co., Ltd................................................   1,300     41,523
    Hitachi Transport System, Ltd...............................   3,000     83,193
    Horiba, Ltd.................................................     200     12,113
    Hoshizaki Corp..............................................   1,700    110,215
    Hoya Corp...................................................  15,300  1,080,603
    Hulic Co., Ltd..............................................  15,000    129,407
#   Ichigo, Inc.................................................  22,400     72,352
    Idemitsu Kosan Co., Ltd.....................................  10,004    325,050
    Isuzu Motors, Ltd...........................................  17,200    247,727
#   Ito En, Ltd.................................................   5,300    264,428
    Itochu Techno-Solutions Corp................................   3,600     88,470
    Izumi Co., Ltd..............................................   4,200    183,437
    Japan Exchange Group, Inc...................................  54,700    893,229
    Japan Tobacco, Inc..........................................  54,200  1,252,433
    Kakaku.com, Inc.............................................  15,300    315,218
    Kaken Pharmaceutical Co., Ltd...............................   2,400    102,807
    Kao Corp....................................................  25,800  1,991,694
    KDDI Corp................................................... 121,400  2,797,972
    Keihan Holdings Co., Ltd....................................   6,000    255,516
    Kewpie Corp.................................................   5,300    122,767
    Keyence Corp................................................   1,700  1,062,149
    Kirin Holdings Co., Ltd.....................................  21,500    489,092
    Kobe Bussan Co., Ltd........................................   2,200     87,532
    Koito Manufacturing Co., Ltd................................  14,200    850,306
    Komatsu, Ltd................................................  39,700  1,025,467
    Konami Holdings Corp........................................   5,300    241,339
    Kose Corp...................................................   2,200    412,117
    Kubota Corp.................................................   3,600     54,811
#   Kusuri no Aoki Holdings Co., Ltd............................   1,300     91,803
    Kyoritsu Maintenance Co., Ltd...............................   1,800     92,495
    Kyudenko Corp...............................................   3,400     97,031
    Lasertec Corp...............................................   2,100     95,422
    Lawson, Inc.................................................   6,900    322,162
    Lion Corp...................................................   6,000    123,506
    M3, Inc.....................................................  32,300    576,609
    Maruha Nichiro Corp.........................................   3,300    104,878
    Matsumotokiyoshi Holdings Co., Ltd..........................   3,800    125,821
    McDonald's Holdings Co. Japan, Ltd..........................   1,000     46,309
    MEIJI Holdings Co., Ltd.....................................   5,700    449,308
    Minebea Mitsumi, Inc........................................  61,400  1,095,045
    MISUMI Group, Inc...........................................   6,200    161,889
    MonotaRO Co., Ltd...........................................  14,700    338,505
    Morinaga & Co., Ltd.........................................   2,900    121,071
    Murata Manufacturing Co., Ltd...............................  18,600    933,974
    NET One Systems Co., Ltd....................................   2,300     59,717
*   Nexon Co., Ltd..............................................   8,700    123,846
    Nichirei Corp...............................................   4,800    111,214
    Nidec Corp..................................................   3,600    514,219
    Nifco, Inc..................................................   9,200    259,707
    Nihon M&A Center, Inc.......................................  16,500    470,841
    Nihon Unisys, Ltd...........................................   7,000    179,454
    Nippon Suisan Kaisha, Ltd...................................  15,700    110,158
    Nissan Chemical Corp........................................   7,700    343,046
    Nitori Holdings Co., Ltd....................................   1,800    214,745
    Nitto Denko Corp............................................  12,700    686,654
    Noevir Holdings Co., Ltd....................................     600     31,534

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
JAPAN -- (Continued)
    Nomura Research Institute, Ltd..............................   2,610 $  127,757
    NS Solutions Corp...........................................     600     16,121
    NTT Data Corp...............................................  40,500    472,270
    NTT DOCOMO, Inc.............................................  68,400  1,485,345
    Olympus Corp................................................  52,800    592,606
    Omron Corp..................................................   8,700    467,312
    Open House Co., Ltd.........................................   3,900    143,279
    Oracle Corp.................................................   4,400    301,698
    Oriental Land Co., Ltd......................................   3,400    376,070
    OSG Corp....................................................   4,000     80,525
    Otsuka Corp.................................................   3,900    153,399
    Pan Pacific International Holdings Corp.....................   4,700    302,888
    Panasonic Corp..............................................  64,600    594,849
    Park24 Co., Ltd.............................................  12,700    267,202
*   PeptiDream, Inc.............................................   9,800    530,865
    Persol Holdings Co., Ltd....................................  18,400    346,829
    Pigeon Corp.................................................  14,000    599,419
    Pilot Corp..................................................   3,800    157,068
    Rakuten, Inc................................................  69,887    781,861
    Recruit Holdings Co., Ltd...................................  55,500  1,671,319
    Relo Group, Inc.............................................  11,700    319,539
*   Renesas Electronics Corp.................................... 132,500    709,628
    Rohto Pharmaceutical Co., Ltd...............................   3,300     92,858
    Ryohin Keikaku Co., Ltd.....................................   2,200    419,637
#   Sankyu, Inc.................................................   4,600    220,614
    Sanwa Holdings Corp.........................................  16,700    201,140
    SCREEN Holdings Co., Ltd....................................   3,400    163,326
    SCSK Corp...................................................   2,500    118,802
    Secom Co., Ltd..............................................   5,300    445,896
    Seibu Holdings, Inc.........................................  22,000    358,126
    Sekisui Chemical Co., Ltd...................................  28,400    455,919
    Seria Co., Ltd..............................................   3,400    101,128
    Seven & I Holdings Co., Ltd.................................  28,600    989,769
    Seven Bank, Ltd.............................................  63,400    172,475
    Sharp Corp..................................................  23,833    265,869
    Shimadzu Corp...............................................   8,900    238,727
    Shimano, Inc................................................   1,500    220,475
    Shin-Etsu Chemical Co., Ltd.................................  12,200  1,155,639
    Shionogi & Co., Ltd.........................................   4,600    268,700
    Ship Healthcare Holdings, Inc...............................   2,200     90,511
    Shiseido Co., Ltd...........................................  20,400  1,604,623
    Skylark Holdings Co., Ltd...................................  16,300    268,501
    SoftBank Group Corp.........................................  56,540  5,995,011
    Sohgo Security Services Co., Ltd............................   2,900    129,575
    Sony Corp...................................................  77,900  3,923,675
    Stanley Electric Co., Ltd...................................  10,700    290,110
    Sugi Holdings Co., Ltd......................................   1,800     91,036
    SUMCO Corp..................................................  34,600    456,438
    Sumitomo Dainippon Pharma Co., Ltd..........................   3,100     68,489
    Sumitomo Realty & Development Co., Ltd......................  10,900    402,974
    Sundrug Co., Ltd............................................   6,300    168,906
    Suntory Beverage & Food, Ltd................................   5,900    260,893
    Suzuki Motor Corp...........................................  22,200  1,013,067
    Sysmex Corp.................................................   7,700    441,226
    Taisei Corp.................................................  11,700    514,801
    Taiyo Nippon Sanso Corp.....................................  12,200    203,272
    Taiyo Yuden Co., Ltd........................................   6,100    148,557
    TechnoPro Holdings, Inc.....................................   3,300    198,556
    Terumo Corp.................................................  19,400    585,466

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
    TIS, Inc....................................................   4,200 $   191,628
#   Tokai Carbon Co., Ltd.......................................  26,600     307,804
    Tokuyama Corp...............................................   7,500     186,338
    Tokyo Century Corp..........................................   1,100      50,875
    Tokyo Electron, Ltd.........................................   8,400   1,333,361
    TOTO, Ltd...................................................   7,999     339,060
    Trend Micro, Inc............................................  10,800     539,912
    Tsuruha Holdings, Inc.......................................   1,500     127,839
    Unicharm Corp...............................................  13,400     442,224
    USS Co., Ltd................................................  12,800     245,706
    Welcia Holdings Co., Ltd....................................   4,000     157,671
    Yahoo Japan Corp............................................ 127,600     340,624
    Yamato Holdings Co., Ltd....................................  10,600     230,271
    Yaoko Co., Ltd..............................................   2,100      99,937
    Yaskawa Electric Corp.......................................  14,900     554,694
    Yokogawa Electric Corp......................................  11,900     249,199
    Zenkoku Hosho Co., Ltd......................................   6,700     235,262
    Zensho Holdings Co., Ltd....................................  10,200     229,914
    ZOZO, Inc...................................................  21,800     387,243
                                                                         -----------
TOTAL JAPAN.....................................................          76,776,033
                                                                         -----------
NETHERLANDS -- (3.0%)
    ASML Holding NV.............................................   6,040   1,261,273
    GrandVision NV..............................................   6,267     141,030
#   Heineken NV.................................................   9,588   1,036,533
    Koninklijke KPN NV.......................................... 638,285   1,961,676
*   OCI NV......................................................   5,739     166,683
    Unilever NV.................................................  71,707   4,338,991
#   Unilever NV.................................................   9,659     584,413
    Wolters Kluwer NV...........................................  28,262   1,972,616
                                                                         -----------
TOTAL NETHERLANDS...............................................          11,463,215
                                                                         -----------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd............................................  27,542     309,616
    Fisher & Paykel Healthcare Corp., Ltd.......................   5,603      59,273
    Spark New Zealand, Ltd...................................... 168,096     412,453
                                                                         -----------
TOTAL NEW ZEALAND...............................................             781,342
                                                                         -----------
NORWAY -- (0.8%)
    Aker BP ASA.................................................  10,737     354,401
    Austevoll Seafood ASA.......................................   5,301      61,756
    Bakkafrost P/F..............................................   2,369     121,680
    Equinor ASA.................................................  30,784     686,225
    Leroy Seafood Group ASA.....................................  19,860     143,794
    Mowi ASA....................................................  18,607     403,688
    Salmar ASA..................................................   3,180     144,642
#   Telenor ASA.................................................  42,472     853,766
    TGS NOPEC Geophysical Co. ASA...............................   8,812     230,423
    Tomra Systems ASA...........................................   4,203     126,798
                                                                         -----------
TOTAL NORWAY....................................................           3,127,173
                                                                         -----------
PORTUGAL -- (0.0%)
    Jeronimo Martins SGPS SA....................................   7,429     121,082
                                                                         -----------
SINGAPORE -- (1.1%)
    Dairy Farm International Holdings, Ltd......................  34,900     273,393
    DBS Group Holdings, Ltd.....................................  19,900     413,829

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SINGAPORE -- (Continued)
    Genting Singapore, Ltd...................................... 293,800 $   213,039
    Great Eastern Holdings, Ltd.................................   4,300      82,073
    Jardine Cycle & Carriage, Ltd...............................   9,944     259,841
    Olam International, Ltd.....................................   6,600       9,604
    Oversea-Chinese Banking Corp., Ltd..........................  13,970     124,448
    SATS, Ltd...................................................  64,300     247,300
    Singapore Exchange, Ltd.....................................  81,500     442,518
    Singapore Technologies Engineering, Ltd..................... 155,600     453,419
    Singapore Telecommunications, Ltd........................... 196,800     459,104
    Singapore Telecommunications, Ltd...........................  50,300     116,244
    United Overseas Bank, Ltd...................................  35,323     723,361
    Venture Corp., Ltd..........................................  22,800     285,938
                                                                         -----------
TOTAL SINGAPORE.................................................           4,104,111
                                                                         -----------
SPAIN -- (2.7%)
    Acciona SA..................................................     647      75,040
    ACS Actividades de Construccion y Servicios SA..............  32,190   1,480,281
    Aena SME SA.................................................   4,545     843,860
    Amadeus IT Group SA.........................................  23,703   1,889,049
    Cellnex Telecom SA..........................................  22,445     691,397
    Enagas SA...................................................  14,464     412,591
    Endesa SA...................................................  19,760     492,980
    Grifols SA..................................................  10,072     279,914
    Industria de Diseno Textil SA...............................  23,520     712,153
    Naturgy Energy Group SA.....................................  13,330     379,482
    Telefonica SA............................................... 355,645   2,965,143
                                                                         -----------
TOTAL SPAIN.....................................................          10,221,890
                                                                         -----------
SWEDEN -- (2.3%)
    AAK AB......................................................   5,532      89,916
#   Alfa Laval AB...............................................   9,452     219,397
    Assa Abloy AB, Class B......................................   4,297      91,859
    Atlas Copco AB, Class A.....................................  38,389   1,198,286
#   Atlas Copco AB, Class B.....................................  21,629     616,041
    Axfood AB...................................................  11,827     217,091
    Electrolux AB, Series B.....................................  30,287     742,284
#   Elekta AB, Class B..........................................  13,283     157,549
*   Epiroc AB, Class A..........................................  34,794     359,686
*   Epiroc AB, Class B..........................................  18,254     180,637
    Essity AB, Class B..........................................  21,873     648,554
#   Hennes & Mauritz AB, Class B................................  46,349     808,741
    Hexagon AB, Class B.........................................   5,967     325,990
    Hexpol AB...................................................   7,397      57,778
    Indutrade AB................................................   6,153     188,126
    Kindred Group P.L.C.........................................  18,707     163,363
    Lifco AB, Class B...........................................   1,171      55,776
    Loomis AB, Class B..........................................   8,469     313,330
    Nibe Industrier AB, Class B.................................  10,053     135,162
#   Sandvik AB..................................................  76,904   1,424,138
#   Securitas AB, Class B.......................................  34,314     600,033
    Sweco AB, Class B...........................................   1,886      48,136
*   Swedish Orphan Biovitrum AB.................................  10,711     195,440
                                                                         -----------
TOTAL SWEDEN....................................................           8,837,313
                                                                         -----------
SWITZERLAND -- (7.7%)
    EMS-Chemie Holding AG.......................................     912     552,297
    Geberit AG..................................................   2,650   1,111,168
    Givaudan SA.................................................     814   2,107,694

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
SWITZERLAND -- (Continued)
#   Kuehne + Nagel International AG.............................   3,799 $   552,203
#   Logitech International SA...................................   5,653     218,884
    Nestle SA...................................................  66,107   6,364,624
    Partners Group Holding AG...................................   1,330   1,003,172
    Roche Holding AG............................................   1,391     363,925
    Roche Holding AG............................................  38,775  10,231,299
    Schindler Holding AG........................................   1,350     287,015
    SGS SA......................................................     704   1,857,539
    Sika AG.....................................................  16,920   2,592,517
    Sonova Holding AG...........................................   1,486     300,145
    Straumann Holding AG........................................     756     610,977
    Temenos AG..................................................   8,206   1,365,049
                                                                         -----------
TOTAL SWITZERLAND...............................................          29,518,508
                                                                         -----------
UNITED KINGDOM -- (14.8%)
    Admiral Group P.L.C.........................................  17,186     495,030
    Ashtead Group P.L.C.........................................  66,691   1,851,825
#   AstraZeneca P.L.C., Sponsored ADR...........................  80,431   3,029,032
    AstraZeneca P.L.C...........................................   6,864     511,367
    Auto Trader Group P.L.C..................................... 106,925     790,428
    B&M European Value Retail SA................................   1,980      10,207
    BAE Systems P.L.C........................................... 251,209   1,614,590
    Berkeley Group Holdings P.L.C...............................   9,077     445,287
    BHP Group P.L.C.............................................  71,676   1,691,881
    BT Group P.L.C.............................................. 870,723   2,598,249
    Bunzl P.L.C.................................................  18,475     557,226
    Burberry Group P.L.C........................................  45,101   1,188,727
    Burford Capital, Ltd........................................   6,035     129,130
*   Capita P.L.C................................................  69,051     115,111
    Centrica P.L.C.............................................. 689,470     958,479
    Coca-Cola HBC AG............................................   9,796     350,846
    Compass Group P.L.C.........................................  80,455   1,830,654
    ConvaTec Group P.L.C........................................   8,705      15,766
    Croda International P.L.C...................................   8,829     598,085
    DCC P.L.C...................................................   3,916     350,522
    Diageo P.L.C., Sponsored ADR................................  11,691   1,971,570
    Diageo P.L.C................................................     999      42,116
    DS Smith P.L.C..............................................  38,165     178,256
    easyJet P.L.C...............................................   6,738     102,094
    Evraz P.L.C.................................................  25,994     213,451
    Experian P.L.C..............................................  65,315   1,901,249
    Ferguson P.L.C..............................................  15,058   1,071,586
    Fresnillo P.L.C.............................................  16,544     162,037
    G4S P.L.C................................................... 184,889     522,554
#   GlaxoSmithKline P.L.C., Sponsored ADR....................... 137,254   5,645,257
    Halma P.L.C.................................................   7,820     184,002
    Hargreaves Lansdown P.L.C...................................  27,431     810,281
    Hikma Pharmaceuticals P.L.C.................................   8,164     188,392
    Imperial Brands P.L.C.......................................  48,591   1,546,077
#   InterContinental Hotels Group P.L.C., ADR...................   6,985     461,802
    International Consolidated Airlines Group SA................ 111,183     785,692
    Intertek Group P.L.C........................................  15,324   1,071,819
    ITV P.L.C................................................... 435,471     777,592
    JD Sports Fashion P.L.C.....................................  30,365     249,606
    Johnson Matthey P.L.C.......................................   5,892     257,035
    London Stock Exchange Group P.L.C...........................   3,933     257,860
    Merlin Entertainments P.L.C.................................   8,205      39,237
    Mondi P.L.C.................................................  33,320     732,216
    Next P.L.C..................................................  16,430   1,237,075

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                    SHARES     VALUE>>
                                                                   --------- ------------
UNITED KINGDOM -- (Continued)
      NMC Health P.L.C............................................     2,530 $     93,428
      Persimmon P.L.C.............................................    19,995      584,111
      RELX P.L.C..................................................    51,970    1,194,043
      RELX P.L.C..................................................    71,813    1,645,420
      Rentokil Initial P.L.C......................................   151,940      774,318
      Rightmove P.L.C.............................................   101,494      717,674
      Rio Tinto P.L.C., Sponsored ADR.............................    36,037    2,122,579
      Rolls-Royce Holdings P.L.C..................................    86,276    1,033,201
      Sage Group P.L.C. (The).....................................    50,391      477,664
      Smith & Nephew P.L.C........................................    42,940      830,137
      Smiths Group P.L.C..........................................    17,300      344,435
      Spirax-Sarco Engineering P.L.C..............................     4,391      473,427
      SSE P.L.C...................................................   146,178    2,187,206
      St James's Place P.L.C......................................    16,573      243,214
      Taylor Wimpey P.L.C.........................................    78,057      185,058
      Unilever P.L.C., Sponsored ADR..............................    59,094    3,592,915
      Unilever P.L.C..............................................       712       43,158
      Whitbread P.L.C.............................................     8,130      473,322
                                                                             ------------
TOTAL UNITED KINGDOM..............................................             56,556,608
                                                                             ------------
TOTAL COMMON STOCKS...............................................            351,886,431
                                                                             ------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Fuchs Petrolub SE...........................................     4,102      178,858
      Henkel AG & Co. KGaA........................................       683       69,167
      Sartorius AG................................................     2,864      525,842
      Schaeffler AG...............................................    11,745      100,683
                                                                             ------------
TOTAL GERMANY.....................................................                874,550
                                                                             ------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C.................................. 6,125,596        7,988
                                                                             ------------
TOTAL PREFERRED STOCKS............................................                882,538
                                                                             ------------
TOTAL INVESTMENT SECURITIES.......................................            352,768,969
                                                                             ------------

                                                                               VALUE+
                                                                             ------------
SECURITIES LENDING COLLATERAL -- (7.5%)
@(S)  The DFA Short Term Investment Fund.......................... 2,473,977   28,626,385
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $328,340,646).............................................           $381,395,354
                                                                             ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                LEVEL 1     LEVEL 2      LEVEL 3       TOTAL
                                              ----------- ----------- ------------- -----------
Common Stocks
   Australia.................................          -- $22,677,880            -- $22,677,880
   Austria...................................          --     487,381            --     487,381
   Belgium................................... $   159,647   3,437,340            --   3,596,987
   Canada....................................  31,692,476          --            --  31,692,476
   Denmark...................................          --   5,658,626            --   5,658,626
   Finland...................................          --   3,504,514            --   3,504,514
   France....................................          --  34,976,802            --  34,976,802

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                LEVEL 1     LEVEL 2       LEVEL 3          TOTAL
                                              ----------- ------------ -------------    ------------
   Germany................................... $   596,108 $ 26,748,930            --    $ 27,345,038
   Hong Kong.................................          --   10,897,593            --      10,897,593
   Ireland...................................          --    1,620,615            --       1,620,615
   Israel....................................     721,776      906,671            --       1,628,447
   Italy.....................................     909,497    5,383,300            --       6,292,797
   Japan.....................................          --   76,776,033            --      76,776,033
   Netherlands...............................   5,600,264    5,862,951            --      11,463,215
   New Zealand...............................          --      781,342            --         781,342
   Norway....................................          --    3,127,173            --       3,127,173
   Portugal..................................          --      121,082            --         121,082
   Singapore.................................          --    4,104,111            --       4,104,111
   Spain.....................................          --   10,221,890            --      10,221,890
   Sweden....................................          --    8,837,313            --       8,837,313
   Switzerland...............................     218,884   29,299,624            --      29,518,508
   United Kingdom............................  16,823,155   39,733,453            --      56,556,608
Preferred Stocks
   Germany...................................          --      874,550            --         874,550
   United Kingdom............................          --        7,988            --           7,988
Securities Lending Collateral................          --   28,626,385            --      28,626,385
                                              ----------- ------------ -------------    ------------
TOTAL........................................ $56,721,807 $324,673,547            --    $381,395,354
                                              =========== ============ =============    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                APRIL 30, 2019

                                  (UNAUDITED)

                                                                 SHARES  VALUE>>
                                                                 ------- --------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (6.5%)
*   3P Learning, Ltd............................................  20,996 $ 15,844
#   Adairs, Ltd.................................................  14,945   19,762
    ALS, Ltd....................................................  86,031  482,266
    Altium, Ltd.................................................  28,568  682,727
#   AMA Group, Ltd..............................................  60,867   49,409
#*  Amaysim Australia, Ltd......................................  37,101   17,256
    Appen, Ltd..................................................  28,131  503,910
#   ARB Corp., Ltd..............................................  15,528  198,605
*   Asaleo Care, Ltd............................................  52,556   34,094
*   Aurelia Metals, Ltd......................................... 186,016   97,879
    Australian Finance Group, Ltd...............................  20,789   17,595
#   Baby Bunting Group, Ltd.....................................   8,495   14,682
#*  Bellamy's Australia, Ltd....................................  20,602  156,664
#   Blackmores, Ltd.............................................   3,334  217,371
    Bravura Solutions, Ltd......................................  51,812  211,046
    Breville Group, Ltd.........................................  22,651  306,994
*   Byron Energy, Ltd...........................................  59,452   13,207
    carsales.com, Ltd...........................................  51,057  485,046
*   Champion Iron, Ltd..........................................  37,267   58,415
    Citadel Group, Ltd. (The)...................................   7,469   36,232
    City Chic Collective, Ltd...................................  24,304   27,866
#   Class, Ltd..................................................  11,009   13,522
    Clinuvel Pharmaceuticals, Ltd...............................   8,616  145,468
    Clover Corp., Ltd...........................................  50,310   78,222
    Codan, Ltd..................................................  23,537   53,984
    Collins Foods, Ltd..........................................  16,637   87,471
#   Corporate Travel Management, Ltd............................  15,672  294,884
    Costa Group Holdings, Ltd...................................  67,131  268,726
#   Credit Corp. Group, Ltd.....................................  11,956  201,160
    Data#3, Ltd.................................................  32,737   41,117
#   Dicker Data, Ltd............................................   9,278   27,672
    Domino's Pizza Enterprises, Ltd.............................   9,718  294,585
    DuluxGroup, Ltd.............................................  94,966  652,864
    Emeco Holdings, Ltd.........................................  51,947   76,286
    GUD Holdings, Ltd...........................................  19,617  163,468
    HUB24, Ltd..................................................   1,226   12,974
    IDP Education, Ltd..........................................  29,662  326,418
    Iluka Resources, Ltd........................................  93,166  568,518
    Infomedia, Ltd..............................................  89,983  113,609
#   Inghams Group, Ltd..........................................  57,622  180,817
    Integral Diagnostics, Ltd...................................  15,612   33,722
#   Integrated Research, Ltd....................................  19,978   34,993
#   InvoCare, Ltd...............................................  28,026  302,397
    IPH, Ltd....................................................  27,512  138,408
    IRESS, Ltd..................................................  36,860  372,562
#   JB Hi-Fi, Ltd...............................................  25,072  455,695
    Jumbo Interactive, Ltd......................................   9,248  112,246
#   Kogan.com, Ltd..............................................  12,958   51,305
    Lifestyle Communities, Ltd..................................  15,764   57,920
    Lovisa Holdings, Ltd........................................   9,281   66,020
    Lycopodium, Ltd.............................................   3,350   11,110
#*  Lynas Corp., Ltd............................................  79,048  110,382
    Macquarie Telecom Group, Ltd................................     393    5,610
#   McMillan Shakespeare, Ltd...................................  16,320  152,633
#   MNF Group, Ltd..............................................   6,344   19,895

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
AUSTRALIA -- (Continued)
    Monadelphous Group, Ltd.....................................  20,070 $   268,027
#   Navitas, Ltd................................................  48,565     198,091
    Netwealth Group, Ltd........................................   2,359      15,828
    nib holdings, Ltd........................................... 108,113     438,280
#   Nick Scali, Ltd.............................................  11,526      51,406
    Noni B, Ltd.................................................   5,058      10,063
    NRW Holdings, Ltd...........................................  75,058     155,561
    OFX Group, Ltd..............................................  60,218      64,996
    OM Holdings, Ltd............................................  62,325      44,870
    Orora, Ltd..................................................  75,892     162,168
    Pact Group Holdings, Ltd....................................  33,395      61,937
*   Pantoro, Ltd................................................ 165,414      26,254
    Pendal Group, Ltd...........................................  63,291     407,650
#   Perpetual, Ltd..............................................   5,816     167,907
#   Platinum Asset Management, Ltd..............................  56,938     200,099
#*  Praemium, Ltd...............................................  79,053      24,829
    Pro Medicus, Ltd............................................   9,475     136,784
    PSC Insurance Group, Ltd....................................  13,241      23,425
    PWR Holdings, Ltd...........................................  10,213      28,316
    Regis Healthcare, Ltd.......................................  33,494      79,899
    Regis Resources, Ltd........................................ 112,292     379,908
*   Saracen Mineral Holdings, Ltd............................... 190,858     376,465
#   SeaLink Travel Group, Ltd...................................  11,321      32,007
#   Service Stream, Ltd.........................................  53,769      89,489
    SG Fleet Group, Ltd.........................................  19,452      33,616
    SmartGroup Corp., Ltd.......................................  17,714     105,996
    SpeedCast International, Ltd................................  25,397      69,466
    St Barbara, Ltd............................................. 119,861     270,765
    Technology One, Ltd.........................................  59,041     366,165
    Webjet, Ltd.................................................   8,962     106,508
                                                                         -----------
TOTAL AUSTRALIA.................................................          13,570,308
                                                                         -----------
AUSTRIA -- (1.0%)
#   ANDRITZ AG..................................................  16,049     766,436
    DO & CO AG..................................................   1,744     147,403
    Flughafen Wien AG...........................................     529      23,246
#   Lenzing AG..................................................   1,848     207,744
    Mayr Melnhof Karton AG......................................   1,657     214,573
    Oesterreichische Post AG....................................   6,855     266,949
    Palfinger AG................................................   2,988      97,516
    Schoeller-Bleckmann Oilfield Equipment AG...................   1,210     113,036
    Telekom Austria AG..........................................  32,553     244,024
                                                                         -----------
TOTAL AUSTRIA...................................................           2,080,927
                                                                         -----------
BELGIUM -- (1.4%)
*   AGFA-Gevaert NV.............................................  48,528     209,939
#*  Argenx SE...................................................   3,333     427,148
    Atenor......................................................     696      52,121
    Barco NV....................................................   2,151     382,569
#   bpost SA....................................................  19,928     239,914
    Econocom Group SA...........................................   8,267      34,488
    EVS Broadcast Equipment SA..................................   2,569      65,680
    Fagron......................................................  10,154     201,678
    Jensen-Group NV.............................................     796      30,179
    Kinepolis Group NV..........................................   3,526     209,958
    Lotus Bakeries NV...........................................      68     178,646
#   Melexis NV..................................................   4,531     364,128
    Orange Belgium SA...........................................   4,113      86,292

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
BELGIUM -- (Continued)
    Picanol.....................................................     330 $   26,890
    Resilux.....................................................     219     36,381
    Sioen Industries NV.........................................   1,464     41,662
    TER Beke SA.................................................     123     19,163
*   Tessenderlo Group SA........................................   5,906    213,575
    Van de Velde NV.............................................   1,365     46,121
                                                                         ----------
TOTAL BELGIUM...................................................          2,866,532
                                                                         ----------
CANADA -- (8.4%)
*   5N Plus, Inc................................................  17,900     48,768
    Aecon Group, Inc............................................   5,900     84,336
    AG Growth International, Inc................................   3,900    170,328
*   Aimia, Inc..................................................   9,219     28,833
    AirBoss of America Corp.....................................   1,600     11,298
*   Almonty Industries, Inc.....................................  12,000      9,316
    Altus Group, Ltd............................................   8,149    164,598
    Andrew Peller, Ltd., Class A................................   8,000     78,883
*   Aritzia, Inc................................................  16,500    239,304
*   ATS Automation Tooling Systems, Inc.........................  14,957    239,477
*   B2Gold Corp................................................. 192,313    522,519
#   Badger Daylighting, Ltd.....................................   9,038    304,865
    BMTC Group, Inc.............................................   1,300     13,061
    Boralex, Inc., Class A......................................  17,156    234,219
    Calian Group, Ltd...........................................   1,500     38,785
#*  Canacol Energy, Ltd.........................................   5,700     17,019
    Canfor Pulp Products, Inc...................................   5,972     65,395
#   CES Energy Solutions Corp...................................   8,075     15,732
#   Cineplex, Inc...............................................  14,789    282,820
    Clearwater Seafoods, Inc....................................   4,851     18,213
    Cogeco Communications, Inc..................................   4,006    266,040
    Cogeco, Inc.................................................   1,000     61,432
    Colliers International Group, Inc...........................   8,919    573,074
    Computer Modelling Group, Ltd...............................  17,556     77,316
    Corby Spirit and Wine, Ltd..................................   2,600     34,623
    Cott Corp...................................................  32,949    510,578
*   CRH Medical Corp............................................  17,865     54,407
*   Descartes Systems Group, Inc. (The).........................   7,542    301,185
*   DIRTT Environmental Solutions...............................  20,744    142,918
*   Endeavour Mining Corp.......................................  20,300    288,203
#*  Endeavour Silver Corp.......................................  32,000     69,747
    Enerplus Corp...............................................  47,288    432,747
    Enghouse Systems, Ltd.......................................   9,014    220,354
*   ERO Copper Corp.............................................   9,600    131,635
    Evertz Technologies, Ltd....................................   6,300     79,755
#   Exchange Income Corp........................................   3,800    100,694
    Exco Technologies, Ltd......................................   4,161     29,102
#   Extendicare, Inc............................................  18,925    115,412
    First National Financial Corp...............................   3,437     82,506
    FirstService Corp...........................................   7,505    653,081
    Gamehost, Inc...............................................   3,800     28,932
*   GDI Integrated Facility Services, Inc.......................   1,300     23,968
    Gibson Energy, Inc..........................................  30,880    509,173
#   Gluskin Sheff + Associates, Inc.............................   7,247     77,950
    goeasy, Ltd.................................................   1,930     70,014
*   Golden Star Resources, Ltd..................................  18,296     75,112
*   Great Canadian Gaming Corp..................................  13,827    531,427
*   IBI Group, Inc..............................................   3,700     13,781
    Information Services Corp...................................   2,603     32,856
    Innergex Renewable Energy, Inc..............................  28,240    298,484

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------ -----------
CANADA -- (Continued)
    Intertape Polymer Group, Inc................................ 13,646 $   189,661
    Jamieson Wellness, Inc......................................  8,806     118,316
#   Just Energy Group, Inc...................................... 22,600      82,492
*   Kinaxis, Inc................................................  5,450     297,824
    Kinder Morgan Canada, Ltd...................................  3,700      41,400
#   Labrador Iron Ore Royalty Corp.............................. 13,300     307,756
#*  Largo Resources, Ltd........................................ 43,128      54,405
    Lassonde Industries, Inc., Class A..........................    600      76,808
    Leon's Furniture, Ltd.......................................  4,732      51,287
    Logistec Corp., Class B.....................................    800      25,970
#   Lucara Diamond Corp......................................... 70,116      87,403
    Magellan Aerospace Corp.....................................  2,900      40,587
    Maple Leaf Foods, Inc....................................... 15,121     352,827
#   Medical Facilities Corp.....................................  7,447      91,163
    Morneau Shepell, Inc........................................ 14,600     303,072
    MTY Food Group, Inc.........................................  4,427     182,886
    NFI Group, Inc.............................................. 11,983     303,041
#   Norbord, Inc................................................  9,236     235,226
    North American Construction Group, Ltd......................  5,400      70,135
    North West Co., Inc. (The).................................. 11,176     236,083
#   Northland Power, Inc........................................  9,566     170,084
    OceanaGold Corp............................................. 66,600     186,919
    Pan American Silver Corp.................................... 18,872     240,320
*   Parex Resources, Inc........................................ 33,745     574,801
    Pason Systems, Inc.......................................... 19,350     288,149
*   Photon Control, Inc......................................... 26,632      27,234
    Pinnacle Renewable Energy, Inc..............................  1,400      12,718
*   Points International, Ltd...................................  3,500      45,066
    Pollard Banknote, Ltd.......................................  1,400      23,147
    Premium Brands Holdings Corp................................  6,500     390,718
#*  Pretium Resources, Inc...................................... 13,070      99,218
*   Pulse Seismic, Inc.......................................... 15,400      27,243
    Recipe Unlimited Corp.......................................  4,300      86,661
    Richelieu Hardware, Ltd..................................... 12,397     192,567
    Rogers Sugar, Inc........................................... 21,000      96,402
*   Roxgold, Inc................................................ 55,900      36,301
    Russel Metals, Inc.......................................... 11,697     206,053
#   Savaria Corp................................................  6,400      61,626
#   Secure Energy Services, Inc................................. 33,190     198,689
#   Sienna Senior Living, Inc................................... 14,206     195,959
*   Sierra Metals, Inc..........................................  6,600       9,607
    Sleep Country Canada Holdings, Inc..........................  8,349     115,790
    Stantec, Inc................................................ 21,160     529,908
#   Stelco Holdings, Inc........................................  4,646      52,019
#   Stella-Jones, Inc........................................... 12,078     412,457
    Superior Plus Corp.......................................... 41,856     364,916
*   TeraGo, Inc.................................................  1,900      16,948
    TerraVest Industries, Inc...................................  1,100      10,428
    TFI International, Inc...................................... 16,014     525,951
*   Torex Gold Resources, Inc................................... 11,140     106,519
    Wajax Corp..................................................  3,200      37,955
*   Wesdome Gold Mines, Ltd..................................... 33,900     107,037
#   Western Forest Products, Inc................................ 37,508      52,635
#   Westshore Terminals Investment Corp.........................  9,841     154,406
    Winpak, Ltd.................................................  7,247     238,772
                                                                        -----------
TOTAL CANADA....................................................         17,517,840
                                                                        -----------
CHINA -- (0.0%)
    Nanfang Communication Holdings, Ltd......................... 20,000      11,431
                                                                        -----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
DENMARK -- (1.9%)
    Brodrene Hartmann A.S.......................................    517 $   22,948
*   Nilfisk Holding A.S.........................................  8,178    345,899
    NNIT A.S....................................................  2,502     65,996
    Pandora A.S................................................. 17,456    733,225
    Royal Unibrew A.S........................................... 15,601  1,119,486
    SimCorp A.S................................................. 12,371  1,214,463
    Topdanmark A.S..............................................  7,922    427,431
                                                                        ----------
TOTAL DENMARK...................................................         3,929,448
                                                                        ----------
FINLAND -- (2.1%)
    Alma Media Oyj..............................................  7,507     51,473
    Huhtamaki Oyj...............................................  3,910    149,523
    Lassila & Tikanoja Oyj......................................  7,233    117,485
#   Metso Oyj................................................... 18,318    685,409
    Nokian Renkaat Oyj.......................................... 21,998    737,368
    Olvi Oyj, Class A...........................................  2,765    102,428
    Orion Oyj, Class A..........................................  5,945    199,452
    Orion Oyj, Class B.......................................... 26,317    877,527
    Ponsse Oyj..................................................  2,269     76,387
    Revenio Group Oyj...........................................  4,338     99,932
    Tieto Oyj................................................... 12,010    341,943
    Tikkurila Oyj...............................................  2,177     36,505
    Tokmanni Group Corp.........................................  8,648     75,730
    Uponor Oyj..................................................  2,089     25,017
    Vaisala Oyj, Class A........................................  4,099     88,845
#   Valmet Oyj.................................................. 29,344    808,339
                                                                        ----------
TOTAL FINLAND...................................................         4,473,363
                                                                        ----------
FRANCE -- (4.2%)
*   Air France-KLM.............................................. 34,921    402,971
    Akka Technologies...........................................  2,788    204,753
    Albioma SA..................................................  5,747    135,226
    Alten SA....................................................  6,771    739,474
    Aubay.......................................................  2,001     71,360
    Bastide le Confort Medical..................................    726     31,621
    Boiron SA...................................................  1,326     70,763
*   Cegedim SA..................................................  1,355     39,441
    Cie Plastic Omnium SA....................................... 13,034    394,896
    Devoteam SA.................................................  1,294    151,705
    Euronext NV................................................. 13,342    927,030
    Exel Industries, Class A....................................    226     16,477
*   Fnac Darty S.A..............................................  3,564    313,328
    Gaztransport Et Technigaz SA................................  4,424    400,329
    Guerbet.....................................................  1,579     94,282
*   ID Logistics Group..........................................    627    112,061
    Ingenico Group SA........................................... 13,210  1,114,926
    Kaufman & Broad SA..........................................  4,264    170,132
#   Lagardere SCA............................................... 23,695    645,353
    Lectra......................................................  6,494    156,324
    Linedata Services...........................................    871     27,260
    LISI........................................................  3,625    121,345
    LNA Sante SA................................................  1,447     74,777
    Maisons du Monde SA.........................................  9,725    209,390
    Manitou BF SA...............................................  2,949     97,015
    Metropole Television SA.....................................  8,527    169,253
    Robertet SA.................................................    116     74,081
    Societe BIC SA..............................................  6,097    525,235
    Societe pour l'Informatique Industrielle....................  1,726     42,403

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
FRANCE -- (Continued)
*   SOITEC......................................................  4,346 $  440,181
#   Somfy SA....................................................  1,784    161,586
    Stef SA.....................................................    832     78,802
    Synergie SA.................................................  1,645     65,906
#   Tarkett SA..................................................  7,541    182,793
    Thermador Groupe............................................  1,570     89,614
    Trigano SA..................................................  1,953    187,256
    Union Financiere de France BQE SA...........................    967     22,060
                                                                        ----------
TOTAL FRANCE....................................................         8,761,409
                                                                        ----------
GERMANY -- (6.7%)
    All for One Group AG........................................    457     26,105
    Allgeier SE.................................................  1,532     43,914
    Amadeus Fire AG.............................................  1,434    191,368
    Atoss Software AG...........................................    471     57,985
    Basler AG...................................................    503     91,033
    Bechtle AG..................................................  7,619    784,349
    bet-at-home.com AG..........................................  1,082     89,403
    Borussia Dortmund GmbH & Co. KGaA........................... 13,343    128,156
    CANCOM SE...................................................  8,499    430,167
*   CECONOMY AG................................................. 38,279    257,119
    CENIT AG....................................................  2,561     39,261
    Cewe Stiftung & Co. KGAA....................................  1,579    149,157
    CompuGroup Medical SE.......................................  6,878    456,417
    CTS Eventim AG & Co. KGaA................................... 15,058    773,367
*   DEAG Deutsche Entertainment AG..............................  3,168     16,239
    Diebold Nixdorf AG..........................................  2,011    135,710
    Dr Hoenle AG................................................  1,077     68,014
    Duerr AG.................................................... 13,850    626,352
    Eckert & Ziegler Strahlen- und Medizintechnik AG............  1,076     94,948
    EDAG Engineering Group AG...................................  1,829     28,746
    Energiekontor AG............................................  1,600     27,417
*   Evotec SE................................................... 28,193    703,675
    Fielmann AG.................................................  2,461    174,975
    First Sensor AG.............................................  1,540     41,347
    Freenet AG..................................................  1,851     43,490
    Fuchs Petrolub SE...........................................    164      6,549
    Gerresheimer AG.............................................  8,095    609,897
    Hamburger Hafen und Logistik AG.............................  6,206    156,651
    Hawesko Holding AG..........................................    423     18,042
    Hugo Boss AG................................................ 17,355  1,212,666
    Isra Vision AG..............................................  3,848    154,732
    Jenoptik AG.................................................  6,848    271,035
    Nemetschek SE...............................................  4,932    912,421
    Nexus AG....................................................  3,982    114,059
    Norma Group SE..............................................  8,208    388,106
    OHB SE......................................................  1,179     47,203
    Pfeiffer Vacuum Technology AG...............................  1,849    310,821
    ProSiebenSat.1 Media SE..................................... 38,235    604,440
    S&T AG...................................................... 14,109    381,204
    Scout24 AG.................................................. 17,252    889,829
    Secunet Security Networks AG................................    276     33,801
    Siltronic AG................................................  4,404    432,684
    Sixt SE.....................................................  3,091    344,685
    Stabilus SA.................................................  6,287    350,832
    STRATEC SE..................................................  1,313     92,589
    Stroeer SE & Co. KGaA.......................................  7,622    516,190
    Technotrans SE..............................................  1,325     36,368
    Washtec AG..................................................  3,278    258,061

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                  SHARES     VALUE>>
                                                                 --------- -----------
GERMANY -- (Continued)
    XING SE.....................................................       881 $   327,868
                                                                           -----------
TOTAL GERMANY...................................................            13,949,447
                                                                           -----------
HONG KONG -- (2.3%)
#   Agritrade Resources, Ltd....................................   655,000     106,710
*   Brightoil Petroleum Holdings, Ltd...........................   408,000      78,013
    Build King Holdings, Ltd....................................    80,000      15,315
    Cafe de Coral Holdings, Ltd.................................    88,000     216,811
#   Camsing International Holding, Ltd..........................    80,000      85,125
#   China New Higher Education Group Ltd........................    60,000      26,830
    CITIC Telecom International Holdings, Ltd...................   281,000     116,444
    Convenience Retail Asia, Ltd................................    84,000      42,851
*   Cosmopolitan International Holdings, Ltd....................   280,000      54,169
    Eagle Nice International Holdings, Ltd......................    28,000      10,521
    Fairwood Holdings, Ltd......................................    16,500      57,737
    Giordano International, Ltd.................................   282,000     134,179
#*  Gold-Finance Holdings, Ltd..................................   214,000       4,283
#*  Great Harvest Maeta Group Holdings, Ltd.....................   100,000      22,693
    HKBN, Ltd...................................................   171,500     307,125
    Honma Golf, Ltd.............................................    19,000      18,943
    IGG, Inc....................................................   211,000     267,517
    International Housewares Retail Co., Ltd....................    77,000      20,223
    IT, Ltd.....................................................   112,000      54,321
    Karrie International Holdings, Ltd..........................   126,000      18,813
    Landsea Green Group Co., Ltd................................   160,000      20,031
*   Leyou Technologies Holdings, Ltd............................   285,000      81,782
    Li & Fung, Ltd.............................................. 1,224,000     203,371
    Lifestyle International Holdings, Ltd.......................   131,500     229,183
    L'Occitane International SA.................................    79,750     143,312
#   Luk Fook Holdings International, Ltd........................    57,000     204,231
    Man Wah Holdings, Ltd.......................................   326,800     168,134
#   Mega Expo Holdings, Ltd.....................................   255,000     144,095
*   Nimble Holdings Co., Ltd....................................   120,000      12,454
    Pacific Textiles Holdings, Ltd..............................   195,000     165,002
    Perfect Shape Medical, Ltd..................................   104,000      32,510
    Pico Far East Holdings, Ltd.................................   138,000      50,757
*   Rare Earth Magnesium Technology Group Holdings, Ltd.........   360,000      10,242
*   Realord Group Holdings, Ltd.................................   100,000      60,930
    Regina Miracle International Holdings, Ltd..................    72,000      57,765
#   Sa Sa International Holdings, Ltd...........................   287,979      97,777
    SITC International Holdings Co., Ltd........................   292,000     310,853
    SmarTone Telecommunications Holdings, Ltd...................    72,500      75,558
    SUNeVision Holdings, Ltd....................................   151,000     128,904
*   Synergy Group Holdings International, Ltd...................   106,000      12,712
#   TK Group Holdings, Ltd......................................    56,000      37,814
#*  TOM Group, Ltd..............................................    96,000      22,422
    Tradelink Electronic Commerce, Ltd..........................   178,000      32,232
    Union Medical Healthcare, Ltd...............................    36,000      24,992
    Value Partners Group, Ltd...................................   230,000     173,357
    Vitasoy International Holdings, Ltd.........................    50,000     251,760
#   VPower Group International Holdings, Ltd....................   102,000      36,829
    VTech Holdings, Ltd.........................................    38,900     355,417
    YTO Express Holdings, Ltd...................................    28,000      11,880
*   Zhaobangji Properties Holdings, Ltd.........................    56,000      57,206
                                                                           -----------
TOTAL HONG KONG.................................................             4,872,135
                                                                           -----------
IRELAND -- (0.3%)
    C&C Group P.L.C.............................................     8,175      30,981

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
IRELAND -- (Continued)
    Datalex P.L.C...............................................  12,438 $   12,791
    Glanbia P.L.C...............................................  18,891    347,434
    Irish Continental Group P.L.C...............................  24,780    139,910
                                                                         ----------
TOTAL IRELAND...................................................            531,116
                                                                         ----------
ISRAEL -- (1.0%)
    Arad, Ltd...................................................   1,080     14,001
*   Arko Holdings, Ltd..........................................  52,376     21,572
    AudioCodes, Ltd.............................................   4,032     58,297
    Avgol Industries 1953, Ltd..................................  10,796     11,569
    Camtek, Ltd.................................................   3,177     33,037
    Cohen Development & Industrial Buildings, Ltd...............     241      6,503
    Danel Adir Yeoshua, Ltd.....................................     863     50,419
    Delek Automotive Systems, Ltd...............................   7,090     31,936
    Direct Insurance Financial Investments, Ltd.................   5,141     57,864
    Electra Consumer Products 1970, Ltd.........................   1,294     17,083
    Electra, Ltd................................................     424    116,127
*   Energix-Renewable Energies, Ltd.............................  12,665     22,385
    FMS Enterprises Migun, Ltd..................................     713     19,684
    Formula Systems 1985, Ltd...................................   1,512     72,215
    Fox Wizel, Ltd..............................................   2,359     66,506
    Hamlet Israel-Canada, Ltd...................................   1,063     23,239
    Hilan, Ltd..................................................   4,016    110,815
    IDI Insurance Co., Ltd......................................   1,510     70,550
    Inrom Construction Industries, Ltd..........................  11,160     40,946
#*  Kamada, Ltd.................................................   5,134     29,979
    Kerur Holdings, Ltd.........................................     905     23,777
    Klil Industries, Ltd........................................     260     21,380
    Matrix IT, Ltd..............................................   8,960    119,425
    Maytronics, Ltd.............................................   9,272     62,972
    Naphtha Israel Petroleum Corp., Ltd.........................   8,553     51,963
*   Nova Measuring Instruments, Ltd.............................   5,064    141,748
    NR Spuntech Industries, Ltd.................................   4,107     11,436
    One Software Technologies, Ltd..............................     637     29,933
    OPC Energy, Ltd.............................................   6,358     42,573
*   Partner Communications Co., Ltd.............................  24,503    110,789
    Plasson Industries, Ltd.....................................     842     35,754
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.........   1,627     85,022
    Scope Metals Group, Ltd.....................................   1,256     33,537
    Shapir Engineering and Industry, Ltd........................  14,984     53,990
    Shufersal, Ltd..............................................  34,846    231,718
*   Suny Cellular Communication, Ltd............................  19,647     11,784
    Tadiran Holdings, Ltd.......................................     208      5,747
*   Tower Semiconductor, Ltd....................................   5,000     91,251
                                                                         ----------
TOTAL ISRAEL....................................................          2,039,526
                                                                         ----------
ITALY -- (4.0%)
    A2A SpA..................................................... 204,157    341,684
    ACEA SpA....................................................  12,129    220,571
    Amplifon SpA................................................  18,216    350,437
    Aquafil SpA.................................................   2,273     24,711
*   Arnoldo Mondadori Editore SpA...............................  31,303     59,979
    Autogrill SpA...............................................  28,150    273,559
#   Azimut Holding SpA..........................................  28,202    570,290
    B&C Speakers SpA............................................   1,234     16,390
    Banca Farmafactoring SpA....................................  19,113    112,873
    Banca Generali SpA..........................................  13,246    374,265
    BasicNet SpA................................................   5,315     32,534

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
ITALY -- (Continued)
    BE.......................................................... 22,330 $   26,550
    Biesse SpA..................................................  3,081     68,657
    Brembo SpA.................................................. 31,306    411,805
    Brunello Cucinelli SpA......................................  7,681    279,249
#   Carraro SpA.................................................  9,648     25,586
    Cerved Group SpA............................................ 41,079    401,472
    Datalogic SpA...............................................  4,411    104,685
    De' Longhi SpA.............................................. 15,003    384,568
    DiaSorin SpA................................................  5,237    511,953
    doBank SpA..................................................  8,468    119,603
    Enav SpA.................................................... 45,812    250,175
    Falck Renewables SpA........................................ 28,439    101,759
*   Fiera Milano SpA............................................  7,366     38,693
#   Fila SpA....................................................  2,915     45,280
    Gruppo MutuiOnline SpA......................................  5,465    105,728
    Hera SpA.................................................... 24,558     87,420
#   IMA Industria Macchine Automatiche SpA......................  4,016    315,802
    Interpump Group SpA......................................... 18,033    678,117
#*  Juventus Football Club SpA.................................. 87,086    123,346
    Maire Tecnimont SpA......................................... 30,962    110,789
    MARR SpA....................................................  7,515    182,531
*   Mediaset SpA................................................ 31,035    103,319
    Piaggio & C SpA............................................. 45,845    126,672
    RAI Way SpA................................................. 19,759    103,992
    Reply SpA...................................................  4,704    306,625
#*  Rizzoli Corriere Della Sera Mediagroup SpA.................. 15,992     23,252
    Salvatore Ferragamo SpA..................................... 11,710    265,675
    Sesa SpA....................................................  1,469     45,735
    SOL SpA.....................................................  5,970     80,300
    Technogym SpA............................................... 20,493    251,473
*   Tinexta S.p.A...............................................  4,924     62,725
    Unieuro SpA.................................................  1,920     31,729
    Zignago Vetro SpA...........................................  6,112     77,972
                                                                        ----------
TOTAL ITALY.....................................................         8,230,530
                                                                        ----------
JAPAN -- (22.4%)
    A&D Co., Ltd................................................  2,600     21,317
    Abist Co., Ltd..............................................    400     11,397
    Adastria Co., Ltd...........................................  6,700    164,741
    Ad-sol Nissin Corp..........................................  1,300     19,620
    Adtec Plasma Technology Co., Ltd............................  1,200      9,101
    Advance Create Co., Ltd.....................................  1,900     31,359
#   Advantage Risk Management Co., Ltd..........................  1,800     14,912
    Adventure, Inc..............................................    900     36,897
    Aeon Delight Co., Ltd.......................................  1,200     40,403
    Aeon Fantasy Co., Ltd.......................................  2,500     59,769
    Aeon Hokkaido Corp..........................................  5,600     37,046
    Ai Holdings Corp............................................  9,200    150,337
    AIT Corp....................................................  2,100     20,436
    Ajis Co., Ltd...............................................  1,000     31,070
#   Akatsuki, Inc...............................................  1,300     59,214
#   Alleanza Holdings Co., Ltd..................................  2,400     18,470
#*  Allied Telesis Holdings K.K................................. 11,300      8,333
*   AlphaPolis Co., Ltd.........................................    100      1,785
    Altech Corp.................................................  3,700     64,535
    Amano Corp.................................................. 12,900    337,112
    Amiyaki Tei Co., Ltd........................................  1,200     37,394
    Anest Iwata Corp............................................  6,500     56,775
#*  Anicom Holdings, Inc........................................  3,800    117,937

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
#   Aoyama Zaisan Networks Co., Ltd.............................  2,300 $ 32,892
#   Apaman Co., Ltd.............................................  3,000   20,307
    Arcland Service Holdings Co., Ltd...........................  3,900   69,492
    Argo Graphics, Inc..........................................  3,300   67,880
    ArtSpark Holdings, Inc......................................  1,500    8,648
    As One Corp.................................................  2,300  184,081
    Asahi Co., Ltd..............................................  3,400   41,324
    Asahi Holdings, Inc.........................................  8,200  159,618
    Asahi Net, Inc..............................................  2,500   13,455
    Asante, Inc.................................................  1,100   21,489
#   ASKUL Corp..................................................  3,400   91,390
#   Asukanet Co., Ltd...........................................  1,900   27,300
#   Ateam, Inc..................................................  2,300   34,437
#   Atom Corp................................................... 24,900  215,491
*   Atrae, Inc..................................................  1,200   36,793
#*  Aucfan Co., Ltd.............................................  1,800   16,735
#   Aucnet, Inc.................................................  1,700   19,321
    Avant Corp..................................................    700   10,319
    Avex, Inc...................................................  8,300  105,182
    Axial Retailing, Inc........................................  3,900  116,179
#   Baroque Japan, Ltd..........................................  1,700   14,716
    BayCurrent Consulting, Inc..................................  2,800  101,464
*   Beaglee, Inc................................................  1,000    9,071
    Beenos, Inc.................................................  2,700   34,370
    Belc Co., Ltd...............................................  3,000  134,477
    Bell System24 Holdings, Inc.................................  8,800  128,383
#*  Bengo4.com, Inc.............................................  1,400   54,691
#   Billing System Corp.........................................    600   17,931
    BML, Inc....................................................  5,500  155,402
    Bourbon Corp................................................  2,000   33,734
    BP Castrol K.K..............................................  2,300   30,125
    Br Holdings Corp............................................  6,000   17,217
#*  BrainPad, Inc...............................................  1,000   56,019
    Broadleaf Co., Ltd.......................................... 21,400  110,269
    BRONCO BILLY Co., Ltd.......................................  2,300   47,834
    Business Brain Showa-Ota, Inc...............................  1,100   20,055
#   Can Do Co., Ltd.............................................  2,200   33,759
    Career Design Center Co., Ltd...............................  1,000   13,236
#*  CareerIndex, Inc............................................  1,400   10,021
    Carta Holdings, Inc.........................................  4,100   44,055
    Central Automotive Products, Ltd............................  2,100   32,109
    Central Security Patrols Co., Ltd...........................  1,900   90,127
    Central Sports Co., Ltd.....................................  1,700   48,064
    Ceres, Inc..................................................  1,300   24,815
#   Charm Care Corp. KK.........................................  1,100   16,583
#   Chikaranomoto Holdings Co., Ltd.............................  1,900   13,024
    CHIMNEY Co., Ltd............................................  1,500   36,457
    CMIC Holdings Co., Ltd......................................  3,100   45,702
    cocokara fine, Inc..........................................  4,300  171,205
    Colowide Co., Ltd........................................... 14,800  297,322
    Computer Engineering & Consulting, Ltd......................  6,200  122,771
    Comture Corp................................................  1,900   65,502
    CONEXIO Corp................................................  3,900   48,427
    Core Corp...................................................  2,000   24,078
    Cota Co., Ltd...............................................  3,146   35,476
    CRE, Inc....................................................  1,600   13,913
#   Create Restaurants Holdings, Inc............................ 10,200  122,415
    Create SD Holdings Co., Ltd.................................  5,100  117,959
    Creek & River Co., Ltd......................................  2,400   26,515

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Cresco, Ltd.................................................  1,400 $ 42,642
*   CRI Middleware Co., Ltd.....................................    700   21,823
    CTS Co., Ltd................................................  6,800   41,578
    Cube System, Inc............................................  1,300    9,232
    Cybernet Systems Co., Ltd...................................  4,400   21,696
    Cybozu, Inc.................................................  5,000   47,517
    Dai-Ichi Cutter Kogyo K.K...................................  1,000   16,345
    Daiken Medical Co., Ltd.....................................  3,200   16,416
    Daiki Axis Co., Ltd.........................................  1,100    8,523
    Daikokutenbussan Co., Ltd...................................  1,600   54,920
    Daikyonishikawa Corp........................................  9,100   91,781
#   Daio Paper Corp.............................................  2,700   31,259
    Daiohs Corp.................................................  1,200   15,077
    Daiseki Co., Ltd............................................  5,100  140,108
    Daito Pharmaceutical Co., Ltd...............................  2,400   77,519
    Daitron Co., Ltd............................................    900   13,455
    Daiwabo Holdings Co., Ltd...................................  4,100  209,821
    DD Holdings Co., Ltd........................................    500    8,409
#   Dear Life Co., Ltd..........................................  3,500   13,284
    Densan System Co., Ltd......................................  1,000   28,864
    Dexerials Corp..............................................  7,200   45,553
    Digital Arts, Inc...........................................  2,700  233,134
#   Digital Hearts Holdings Co., Ltd............................  2,800   31,482
#   Digital Information Technologies Corp.......................  2,800   38,444
#   Dip Corp....................................................  8,100  123,809
    DKS Co., Ltd................................................  1,200   39,199
    DMG Mori Co., Ltd........................................... 26,400  380,692
#   Double Standard, Inc........................................    600   27,703
    DTS Corp....................................................  5,100  180,630
    Dvx, Inc....................................................  1,700   14,047
#   EAT&Co, Ltd.................................................    600    8,846
    Ebase Co., Ltd..............................................  2,200   21,347
    Eco's Co., Ltd..............................................  1,600   21,192
    EF-ON, Inc..................................................  5,119   38,487
    eGuarantee, Inc.............................................  5,500   58,832
#   E-Guardian, Inc.............................................  2,300   43,886
    Eiken Chemical Co., Ltd.....................................  5,400   97,123
#   Elan Corp...................................................  2,400   36,606
    Elecom Co., Ltd.............................................  4,400  147,637
#   EM Systems Co., Ltd.........................................  4,000   53,995
*   Enigmo, Inc.................................................  2,800   74,805
    en-japan, Inc...............................................  7,700  250,749
    EPS Holdings, Inc...........................................  8,300  148,806
#   ES-Con Japan, Ltd...........................................  8,800   62,705
#*  Escrow Agent Japan, Inc.....................................  3,500    9,480
    Evolable Asia Corp..........................................  1,100   20,849
#*  Extreme Co., Ltd............................................    400    7,555
    F&M Co., Ltd................................................  1,000   10,868
    F@N Communications, Inc.....................................  9,900   60,778
    FCC Co., Ltd................................................  8,200  169,787
*   FDK Corp....................................................  1,700   16,468
#*  FFRI, Inc...................................................    600   17,519
    Financial Products Group Co., Ltd........................... 16,000  137,698
#   FINDEX, Inc.................................................  2,300   17,331
    First Brothers Co., Ltd.....................................    400    4,200
#   First-corp, Inc.............................................  1,200   10,031
#   Fixstars Corp...............................................  4,000   52,853
    Focus Systems Corp..........................................  1,300   11,211
    Forval Corp.................................................  1,800   16,176

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
#   Freebit Co., Ltd............................................  2,100 $ 21,345
    Fronteo, Inc................................................  2,700   12,241
#   FTGroup Co., Ltd............................................  2,600   31,721
    Fuji Corp...................................................  1,300   26,240
    Fuji Kyuko Co., Ltd.........................................  5,100  193,293
    Fuji Pharma Co., Ltd........................................  3,800   57,677
    Fuji Seal International, Inc................................  4,500  157,371
    Fujibo Holdings, Inc........................................  1,200   29,852
    Fujimori Kogyo Co., Ltd.....................................  1,300   38,027
#   Fujio Food System Co., Ltd..................................  2,200   57,553
#   Fujita Kanko, Inc...........................................  2,100   51,931
    Fujitsu General, Ltd........................................ 14,200  207,356
    Fukuda Denshi Co., Ltd......................................  1,300   90,651
    Fukui Computer Holdings, Inc................................  1,800   36,197
    Fukushima Industries Corp...................................  3,100  107,484
    FULLCAST Holdings Co., Ltd..................................  5,400  119,089
    Funai Soken Holdings, Inc...................................  9,130  236,864
    Furuya Metal Co., Ltd.......................................    500   21,696
    Furyu Corp..................................................  3,000   27,176
    Fuso Chemical Co., Ltd......................................  4,500   80,537
    Future Corp.................................................  5,500   91,939
    G-7 Holdings, Inc...........................................  1,800   40,709
    Gakkyusha Co., Ltd..........................................  1,800   20,735
    Gakujo Co., Ltd.............................................  1,800   18,489
    GCA Corp....................................................  3,900   28,764
    Genki Sushi Co., Ltd........................................  1,700   66,164
    Genky DrugStores Co., Ltd...................................  1,700   39,919
    Giken, Ltd..................................................  3,900  122,277
    GLOBERIDE, Inc..............................................  2,100   60,639
    GMO Cloud K.K...............................................    700   26,355
    GMO Financial Holdings, Inc.................................  7,600   40,830
    GMO internet, Inc........................................... 17,000  263,864
    Golf Digest Online, Inc.....................................  2,100   12,398
#   Good Com Asset Co., Ltd.....................................  1,500   20,457
#*  Grace Technology, Inc.......................................  1,200   20,691
    Greens Co., Ltd.............................................    800   11,020
    GS Yuasa Corp...............................................  2,300   46,211
#*  Gunosy, Inc.................................................  3,200   47,988
    Gurunavi, Inc...............................................  8,200   45,721
    HABA Laboratories, Inc......................................    800   53,647
    Hagihara Industries, Inc....................................  2,400   31,372
    Hakudo Co., Ltd.............................................  1,700   23,657
    Halows Co., Ltd.............................................  1,900   37,623
    Hamakyorex Co., Ltd.........................................  4,300  159,128
#   Hamee Corp..................................................  1,100    7,648
    Handsman Co., Ltd...........................................  1,800   19,937
    Harada Industry Co., Ltd....................................  2,000   14,854
    Hazama Ando Corp............................................ 16,900  113,644
#   Helios Techno Holdings Co., Ltd.............................  4,900   28,968
    Hibino Corp.................................................  1,000   21,549
    Hiday Hidaka Corp...........................................  6,574  119,796
    Hinokiya Group Co., Ltd.....................................  1,400   28,691
    Hioki EE Corp...............................................  2,200   79,408
#   Hiramatsu, Inc.............................................. 10,000   30,743
#   Hirata Corp.................................................  1,600  110,319
*   Hirose Tusyo, Inc...........................................    400    6,453
    HITO Communications Holdings................................  1,300   22,009
    Hochiki Corp................................................  3,000   34,224
    Hokuetsu Industries Co., Ltd................................  6,100   66,272

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Hokuto Corp.................................................  6,500 $111,873
    Hosokawa Micron Corp........................................    800   37,768
#*  Hotland Co., Ltd............................................  2,400   33,018
#   House Do Co., Ltd...........................................  1,000   12,503
#   I K K, Inc..................................................  2,000   13,219
    I.K Co., Ltd................................................    800    4,091
    IBJ, Inc....................................................  5,800   47,055
    Ichibanya Co., Ltd..........................................  3,364  137,861
#   Ichigo, Inc................................................. 60,600  195,738
    Ichikoh Industries, Ltd.....................................  7,000   43,853
    Ichimasa Kamaboko Co., Ltd..................................    900    9,398
    ID Holdings Corp............................................  2,100   25,465
    Idec Corp...................................................  6,800  138,806
    Ihara Science Corp..........................................  1,700   19,419
#   Imuraya Group Co., Ltd......................................  2,700   59,453
    I-Net Corp..................................................  3,440   41,158
    Infocom Corp................................................  6,000  115,386
    Infomart Corp............................................... 22,500  327,359
    Information Services International-Dentsu, Ltd..............  2,900   99,619
#   Insource Co., Ltd...........................................  1,600   33,680
    Intage Holdings, Inc........................................  7,400   62,341
    Intelligent Wave, Inc.......................................  3,700   24,669
#   Inter Action Corp...........................................  2,500   43,187
    Internet Initiative Japan, Inc..............................  6,200  125,836
    Inui Global Logistics Co., Ltd..............................  2,800   22,037
    IR Japan Holdings, Ltd......................................  1,000   17,262
    Iriso Electronics Co., Ltd..................................  4,700  244,608
    I'rom Group Co., Ltd........................................  1,400   23,390
    ISB Corp....................................................  1,100   18,545
#   Istyle, Inc.................................................  9,300   66,348
*   ITbook Holdings Co., Ltd....................................  2,300    7,345
*   Itfor, Inc..................................................  5,600   47,028
*   Itokuro, Inc................................................  1,600   34,410
#   Iwatani Corp................................................  4,900  153,574
    JAC Recruitment Co., Ltd....................................  3,100   76,027
    Jalux, Inc..................................................  1,300   29,535
    Jamco Corp..................................................  2,400   48,338
    Japan Aviation Electronics Industry, Ltd....................  3,900   63,100
#   Japan Best Rescue System Co., Ltd...........................  4,500   66,226
    Japan Elevator Service Holdings Co., Ltd....................  2,600   53,039
    Japan Investment Adviser Co., Ltd...........................  2,600   64,018
    Japan Lifeline Co., Ltd..................................... 14,500  229,975
    Japan Material Co., Ltd..................................... 12,900  192,609
    Japan Meat Co., Ltd.........................................  2,800   43,047
    Japan Medical Dynamic Marketing, Inc........................  4,300   47,804
    Japan Property Management Center Co., Ltd...................  2,000   16,265
    Japan Steel Works, Ltd. (The)............................... 15,800  305,370
    JBCC Holdings, Inc..........................................  3,900   53,133
    JCU Corp....................................................  5,600   95,423
    Jeol, Ltd...................................................  8,200  166,144
#*  JIG-SAW, Inc................................................    600   16,069
    JINS, Inc...................................................  3,300  176,865
    JP-Holdings, Inc............................................ 12,900   33,403
    Juki Corp...................................................  3,899   44,982
    Justsystems Corp............................................  8,200  235,324
    kabu.com Securities Co., Ltd................................ 35,800  179,847
    Kadoya Sesame Mills, Inc....................................    600   26,916
    Kakiyasu Honten Co., Ltd....................................  1,900   35,917
    Kamakura Shinsho, Ltd.......................................  4,000   52,338

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------- --------
JAPAN -- (Continued)
    Kameda Seika Co., Ltd.......................................   3,000 $140,888
    Kanamic Network Co., Ltd....................................     600   10,413
    Kanamoto Co., Ltd...........................................   7,800  185,158
    Kanematsu Electronics, Ltd..................................   3,400  100,870
    Kanto Denka Kogyo Co., Ltd..................................  11,100   83,004
    Kappa Create Co., Ltd.......................................   4,100   53,602
    Kawai Musical Instruments Manufacturing Co., Ltd............   1,700   45,001
    Kawata Manufacturing Co., Ltd...............................   1,000   13,322
    KeePer Technical Laboratory Co., Ltd........................   1,500   18,301
    KFC Holdings Japan, Ltd.....................................   1,200   21,459
    KH Neochem Co., Ltd.........................................   7,000  204,478
    Kintetsu Department Store Co., Ltd..........................   2,000   58,733
    Kintetsu World Express, Inc.................................   2,300   34,793
    Kirindo Holdings Co., Ltd...................................     800   12,406
    Ki-Star Real Estate Co., Ltd................................   1,600   23,741
    Kitanotatsujin Corp.........................................  12,300   59,214
    Kito Corp...................................................   4,300   68,330
    Kitz Corp...................................................  18,500  141,393
#*  KLab, Inc...................................................   5,700   42,443
    KOMEDA Holdings Co., Ltd....................................  11,500  210,861
    Koshidaka Holdings Co., Ltd.................................   9,500  133,219
    Kotobuki Spirits Co., Ltd...................................   4,700  211,124
    Kourakuen Holdings Corp.....................................   2,800   80,683
    Kozo Keikaku Engineering, Inc...............................     500   10,968
    Krosaki Harima Corp.........................................     600   31,709
    Kumagai Gumi Co., Ltd.......................................   9,100  267,009
#   Kura Corp...................................................   2,800  121,164
    Kushikatsu Tanaka Holdings Co...............................     300    8,517
#   Kyoden Co., Ltd.............................................   5,000   17,738
    Kyoritsu Maintenance Co., Ltd...............................   1,720   88,384
#   LAC Co., Ltd................................................   2,200   31,161
#   Lacto Japan Co., Ltd........................................   1,400   58,327
#*  LAND Co., Ltd............................................... 102,400    7,388
    Lasertec Corp...............................................   8,400  381,688
    LEC, Inc....................................................   5,800   75,883
    Life Corp...................................................   4,900   95,322
    LIFULL Co., Ltd.............................................  12,800   69,428
    Like Co., Ltd...............................................   1,800   20,158
*   LIKE Kidsnext Co., Ltd......................................     900    6,800
    Linical Co., Ltd............................................   2,500   28,464
#   Link And Motivation, Inc....................................  11,400   87,336
#*  Litalico, Inc...............................................     800   12,983
    LIXIL VIVA Corp.............................................   5,100   60,060
*   M&A Capital Partners Co., Ltd...............................   1,300   55,645
    Macromill, Inc..............................................   7,600   87,165
    Maeda Kosen Co., Ltd........................................   4,400   84,143
    Mamezou Holdings Co., Ltd...................................   4,100   40,670
    Mani, Inc...................................................   5,900  340,923
    MarkLines Co., Ltd..........................................   1,700   24,211
    Maruha Nichiro Corp.........................................   5,900  187,510
    Maruwa Co., Ltd.............................................   2,200  119,788
    Maruwa Unyu Kikan Co., Ltd..................................   2,200   77,742
    Marvelous, Inc..............................................   8,500   65,557
    Matching Service Japan Co., Ltd.............................   2,000   30,943
    Matsuyafoods Holdings Co., Ltd..............................   2,000   65,960
    MCJ Co., Ltd................................................  17,000  122,403
    MEC Co., Ltd................................................   3,900   41,844
    Media Do Holdings Co., Ltd..................................     900   24,081
*   Medical Data Vision Co., Ltd................................   4,900   44,588

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Medical System Network Co., Ltd.............................  5,500 $ 24,584
*   MedPeer, Inc................................................  1,600   35,271
    Megachips Corp..............................................  4,400   59,021
    Megmilk Snow Brand Co., Ltd.................................  5,100  113,024
    Meiji Electric Industries Co., Ltd..........................    600    9,951
    Meiko Electronics Co., Ltd..................................  5,600  109,870
    Meitec Corp.................................................  6,400  297,851
#   Members Co., Ltd............................................  1,000   16,264
    Menicon Co., Ltd............................................  5,900  170,281
#   Mercuria Investment Co., Ltd................................  1,700   10,616
    METAWATER Co., Ltd..........................................  2,800   83,988
#   Micronics Japan Co., Ltd....................................  7,100   54,998
    Mie Kotsu Group Holdings, Inc............................... 11,100   58,947
    Milbon Co., Ltd.............................................  5,860  300,017
    Mimaki Engineering Co., Ltd.................................  2,700   14,914
    Miraca Holdings, Inc........................................ 12,600  322,954
#   Miroku Jyoho Service Co., Ltd...............................  4,700  126,709
    Mitani Corp.................................................    400   21,029
    Mitani Sekisan Co., Ltd.....................................  2,300   62,695
    Mitsubishi Logisnext Co., Ltd...............................  6,500   73,172
    Mizuho Medy Co., Ltd........................................  1,000   25,250
#*  Mobile Factory, Inc.........................................  1,000   13,815
#   Monex Group, Inc............................................ 47,000  143,169
    Monogatari Corp. (The)......................................  1,300  104,140
    Morinaga Milk Industry Co., Ltd.............................  1,400   46,354
    Morita Holdings Corp........................................  7,000  118,854
    Morozoff, Ltd...............................................    600   27,464
    MTI, Ltd....................................................  7,300   42,489
    Musashi Seimitsu Industry Co., Ltd.......................... 10,900  170,161
*   Mynet, Inc..................................................    800    6,804
    N Field Co., Ltd............................................  2,600   16,940
    NAC Co., Ltd................................................  2,300   20,677
    Nagatanien Holdings Co., Ltd................................  2,700   54,461
    Nagawa Co., Ltd.............................................  1,400   77,406
    Naigai Trans Line, Ltd......................................  1,400   16,770
#   Nakamoto Packs Co., Ltd.....................................    400    5,658
*   Nakamura Choukou Co., Ltd...................................    200    1,256
    Nakanishi, Inc.............................................. 16,800  323,492
    NET One Systems Co., Ltd.................................... 12,800  332,338
#   Newton Financial Consulting, Inc............................    900   12,712
    Nextage Co., Ltd............................................  5,000   53,801
#   Nexyz Group Corp............................................  1,800   39,818
#   NF Corp.....................................................  1,000   16,825
    Nichias Corp................................................ 13,500  260,986
    Nichiban Co., Ltd...........................................  2,400   50,040
    Nichiha Corp................................................  6,300  173,299
    NichiiGakkan Co., Ltd....................................... 10,500  128,754
    Nihon Chouzai Co., Ltd......................................  1,600   58,207
    Nihon Flush Co., Ltd........................................  2,400   48,350
    Nikkiso Co., Ltd............................................  7,800   96,695
    Nippon Air Conditioning Services Co., Ltd...................  5,100   32,128
#   Nippon Carbon Co., Ltd......................................  3,100  136,800
    Nippon Commercial Development Co., Ltd......................  2,300   30,705
    Nippon Computer Dynamics Co., Ltd...........................  1,900   16,857
    Nippon Concept Corp.........................................  1,100   10,761
    Nippon Gas Co., Ltd.........................................  8,100  213,171
    Nippon Kodoshi Corp.........................................  1,300   18,458
    Nippon Parking Development Co., Ltd., Class C............... 52,400   82,304
#*  Nippon Sharyo, Ltd..........................................  2,300   50,701

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Nippon Systemware Co., Ltd..................................  1,600 $ 31,539
    Nishio Rent All Co., Ltd....................................  3,600   99,897
#   Nissei ASB Machine Co., Ltd.................................  2,000   73,926
    Nittoc Construction Co., Ltd................................  4,800   24,568
    Noevir Holdings Co., Ltd....................................  3,900  204,971
    Nohmi Bosai, Ltd............................................    500    9,030
    Nojima Corp.................................................  7,100  122,153
    Nomura Co., Ltd.............................................  9,800  274,133
    NS Tool Co., Ltd............................................  2,200   50,349
    NSD Co., Ltd................................................  8,600  213,031
    NuFlare Technology, Inc.....................................    400   24,849
#   Oat Agrio Co., Ltd..........................................    400    6,069
    Obara Group, Inc............................................  3,000  114,737
    Oenon Holdings, Inc......................................... 11,500   41,260
    Ohsho Food Service Corp.....................................  3,200  208,395
#*  Oisix ra daichi, Inc........................................  4,500   67,124
    Okada Aiyon Corp............................................  1,600   18,882
    Okamoto Industries, Inc.....................................  2,500  129,464
    Oki Electric Industry Co., Ltd.............................. 19,800  232,089
    Okinawa Cellular Telephone Co...............................  2,800   87,890
    OKUMA Corp..................................................    600   35,346
    Ootoya Holdings Co., Ltd....................................  1,500   29,700
*   Open Door, Inc..............................................  1,900   55,025
#   Optex Group Co., Ltd........................................  8,120  136,025
    Oriental Consultants Holdings Co., Ltd......................    700   12,700
#   Oro Co., Ltd................................................    500   30,994
    Osaka Soda Co., Ltd.........................................    700   16,921
    OSAKA Titanium Technologies Co., Ltd........................  4,400   61,120
    OSG Corp....................................................  7,200  144,945
    OSJB Holdings Corp.......................................... 31,600   75,501
#   Outsourcing, Inc............................................ 28,200  370,768
    PAL GROUP Holdings Co., Ltd.................................  2,600   79,739
    PAPYLESS Co., Ltd...........................................  1,400   28,190
    Paraca, Inc.................................................  1,800   32,329
    Paramount Bed Holdings Co., Ltd.............................  3,000  140,975
    Pasona Group, Inc...........................................  3,300   52,343
    PCI Holdings, Inc...........................................    900   19,304
    Penta-Ocean Construction Co., Ltd........................... 67,300  308,747
#   Pepper Food Service Co., Ltd................................  2,500   50,651
*   Pharma Foods International Co., Ltd.........................  2,500   10,521
#*  Phil Co., Inc...............................................    400   13,904
    PIA Corp....................................................  1,400   59,309
    Pickles Corp................................................    800   14,889
    Poletowin Pitcrew Holdings, Inc.............................  6,900   62,479
    Pressance Corp..............................................  2,800   34,298
    Prestige International, Inc................................. 12,000  172,275
    Prima Meat Packers, Ltd.....................................  6,900  126,657
    Pronexus, Inc...............................................  2,000   23,813
    Pro-Ship, Inc...............................................  1,200   12,784
    Proto Corp..................................................  2,300   43,158
    Qol Holdings Co., Ltd.......................................  5,400   82,035
    Quick Co., Ltd..............................................  2,900   45,104
    Raccoon Holdings, Inc.......................................  3,500   21,950
    Raito Kogyo Co., Ltd........................................ 11,400  147,193
    Rakus Co., Ltd..............................................  3,400   59,384
    Raysum Co., Ltd.............................................  5,100   46,449
#   RECOMM Co., Ltd............................................. 11,900   18,009
    Relia, Inc..................................................  7,600   80,429
    Remixpoint, Inc.............................................  4,900   14,234

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Renaissance, Inc............................................  3,800 $ 70,367
*   RENOVA, Inc.................................................  6,200   53,961
#   Resol Holdings Co., Ltd.....................................    500   18,144
    Resorttrust, Inc............................................ 18,500  258,972
    Rheon Automatic Machinery Co., Ltd..........................  5,200   78,838
    Ride On Express Holdings Co., Ltd...........................  1,500   16,183
    Ringer Hut Co., Ltd.........................................  5,500  116,507
    Rion Co., Ltd...............................................  1,300   23,371
    Riso Kagaku Corp............................................  5,800   96,285
    Riso Kyoiku Co., Ltd........................................ 28,800  110,203
#   Rock Field Co., Ltd.........................................  3,300   47,219
    Rokko Butter Co., Ltd.......................................  3,200   62,017
    Roland DG Corp..............................................  3,800   82,218
#   Rorze Corp..................................................  2,100   49,492
    Round One Corp.............................................. 17,800  239,859
    Royal Holdings Co., Ltd.....................................  7,000  171,390
#*  Rozetta Corp................................................  1,300   50,111
    RS Technologies Co., Ltd....................................  1,000   29,401
    S Foods, Inc................................................  4,200  145,654
#   S&B Foods, Inc..............................................    800   29,321
    Sac's Bar Holdings, Inc.....................................  2,900   28,947
#   Sagami Rubber Industries Co., Ltd...........................  2,000   34,101
    Saison Information Systems Co., Ltd.........................  1,200   15,352
    Saizeriya Co., Ltd..........................................  6,900  155,236
    Sakai Moving Service Co., Ltd...............................  2,600  153,161
#   Sakura Internet, Inc........................................  8,800   42,718
    San-A Co., Ltd..............................................    300   11,774
#*  Sanix, Inc..................................................  9,100   18,875
    Sankyo Frontier Co., Ltd....................................  1,100   34,446
    Sapporo Holdings, Ltd.......................................  3,300   67,676
    Sato Foods Co., Ltd.........................................    600   19,545
    Sato Holdings Corp..........................................  6,400  155,818
    SBS Holdings, Inc...........................................  4,200   70,969
#   Scala, Inc..................................................  3,700   30,103
    SEC Carbon, Ltd.............................................    400   35,630
    Seed Co., Ltd...............................................  3,000   30,824
    Seiren Co., Ltd............................................. 10,200  152,832
    Senko Group Holdings Co., Ltd............................... 15,700  126,270
    SFP Holdings Co., Ltd.......................................  1,900   31,282
*   Sharingtechnology, Inc......................................  2,000   21,612
    Shibaura Electronics Co., Ltd...............................  1,400   50,176
    Shibuya Corp................................................  3,400  105,692
    Shidax Corp.................................................  6,500   18,043
#*  SHIFT, Inc..................................................  1,200   66,106
    Shinko Plantech Co., Ltd....................................  7,800   81,647
    Shinnihon Corp..............................................  6,600   56,739
    Shinwa Co., Ltd.............................................  2,000   40,789
    Ship Healthcare Holdings, Inc...............................  3,100  127,538
#   Shoei Co., Ltd..............................................  3,000  130,434
#   Shoei Foods Corp............................................  2,100   58,877
    Showa Corp..................................................  3,900   57,284
    Showa Sangyo Co., Ltd.......................................  3,700  100,024
    SIGMAXYZ, Inc...............................................  2,800   27,415
#   Siix Corp...................................................  7,500  120,239
    Sinfonia Technology Co., Ltd................................  3,200   45,546
    SMS Co., Ltd................................................ 16,400  318,287
    Snow Peak, Inc..............................................  1,600   22,778
#   Softbank Technology Corp....................................  2,500   55,868
    Softbrain Co., Ltd..........................................  5,500   26,245

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Softcreate Holdings Corp....................................  2,100 $ 29,784
    Software Service, Inc.......................................    800   71,490
    Sogo Medical Holdings Co., Ltd..............................  2,300   42,697
    Solasto Corp................................................ 10,900  109,299
    SoldOut, Inc................................................    800   28,514
    Soliton Systems K.K.........................................  1,900   17,672
#   Sourcenext Corp............................................. 13,400   61,873
    Sparx Group Co., Ltd........................................ 25,500   55,183
#   S-Pool, Inc.................................................  2,700   61,482
    SRA Holdings................................................  2,500   54,171
    SRS Holdings Co., Ltd.......................................  5,000   45,271
    St Marc Holdings Co., Ltd...................................  3,600   80,833
    Star Mica Co., Ltd..........................................  1,700   20,280
#   Star Micronics Co., Ltd.....................................  8,100  132,200
    Starts Corp., Inc...........................................  7,300  162,560
    St-Care Holding Corp........................................  1,100    5,156
    Stella Chemifa Corp.........................................  2,300   63,872
    Step Co., Ltd...............................................  1,200   16,248
    Strike Co., Ltd.............................................  1,500   27,369
    Studio Alice Co., Ltd.......................................  2,200   40,577
    Sumida Corp.................................................  5,500   82,128
    Sumitomo Mitsui Construction Co., Ltd....................... 42,180  275,280
#   Sumitomo Osaka Cement Co., Ltd..............................  1,700   69,275
    Sun Frontier Fudousan Co., Ltd..............................  4,900   50,133
    Sushiro Global Holdings, Ltd................................  3,900  255,319
#*  Synchro Food Co., Ltd.......................................  1,800    9,030
#   System Information Co., Ltd.................................  4,400   36,921
    System Research Co., Ltd....................................    500   11,860
    Systena Corp................................................ 16,900  203,453
    Syuppin Co., Ltd............................................  4,200   28,018
    Taiyo Holdings Co., Ltd.....................................  4,100  144,421
#   Takagi Seiko Corp...........................................    600   19,940
    Takamiya Co., Ltd...........................................  3,600   21,810
    Takara Leben Co., Ltd.......................................  6,000   18,659
    Takemoto Yohki Co., Ltd.....................................  1,400   17,660
    Takeuchi Manufacturing Co., Ltd.............................  9,000  170,671
#   Tama Home Co., Ltd..........................................  2,700   26,642
    Tamron Co., Ltd.............................................  1,900   37,203
    Tanseisha Co., Ltd..........................................  9,100  101,619
    Taoka Chemical Co., Ltd.....................................    500   22,239
    Tayca Corp..................................................  3,000   67,732
#   Tazmo Co., Ltd..............................................  1,100    8,891
    TDC Soft, Inc...............................................  4,100   31,757
    Tear Corp...................................................  1,700   10,463
    TechMatrix Corp.............................................  3,600   64,148
    TechnoPro Holdings, Inc.....................................  8,900  535,501
    Tecnos Japan, Inc...........................................  3,400   20,559
#   Tenpos Holdings Co., Ltd....................................  1,600   31,115
#*  Terilogy Co., Ltd...........................................  1,600   13,492
    T-Gaia Corp.................................................  4,800   78,034
    TKC Corp....................................................    600   23,493
    Tocalo Co., Ltd............................................. 14,100  116,040
    Toei Animation Co., Ltd.....................................  2,400  119,302
#   Toho Titanium Co., Ltd......................................  9,400   79,098
    Tokai Corp..................................................  4,200   97,051
    TOKAI Holdings Corp......................................... 21,800  182,100
    Token Corp..................................................    640   39,073
    Tokuyama Corp............................................... 13,200  327,955
*   Tokyo Base Co., Ltd.........................................  3,600   34,577

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES VALUE>>
                                                                 ------ --------
JAPAN -- (Continued)
    Tokyo Individualized Educational Institute, Inc.............  3,400 $ 30,727
    Tokyo Seimitsu Co., Ltd.....................................  8,500  246,900
    Tokyu Construction Co., Ltd................................. 18,800  135,010
    Tomy Co., Ltd............................................... 20,700  221,959
    Topcon Corp................................................. 24,900  302,581
    Toridoll Holdings Corp......................................  5,400  120,944
    Torikizoku Co., Ltd.........................................  1,400   23,891
    Toshiba TEC Corp............................................  6,100  168,571
    Tosho Co., Ltd..............................................  4,200  107,922
#   Totech Corp.................................................  1,400   27,527
    Totetsu Kogyo Co., Ltd......................................  5,500  161,493
    Tow Co., Ltd................................................  5,300   34,586
    Towa Pharmaceutical Co., Ltd................................  7,500  184,674
#   Toyo Gosei Co., Ltd.........................................    700   11,150
    Toyo Tire Corp..............................................  3,200   37,435
    Trancom Co., Ltd............................................  1,900  110,516
    Transaction Co., Ltd........................................  1,800   13,108
#   Tri Chemical Laboratories, Inc..............................  1,600   84,353
    Trust Tech, Inc.............................................  1,900   64,764
    Tsubaki Nakashima Co., Ltd..................................  9,700  181,250
#   Tsugami Corp................................................ 11,500  104,244
    Tsukui Corp................................................. 13,000   81,210
    Ulvac, Inc..................................................  9,400  316,652
    UMC Electronics Co., Ltd....................................    800   10,378
    Umenohana Co., Ltd..........................................  1,000   23,810
    United Arrows, Ltd..........................................  5,500  173,728
    United Super Markets Holdings, Inc.......................... 10,400   94,019
*   Unitika, Ltd................................................ 14,200   56,333
    Urbanet Corp. Co., Ltd......................................  4,400   13,662
    UT Group Co., Ltd...........................................  6,200  178,822
    V Technology Co., Ltd.......................................  1,200  161,308
    Valor Holdings Co., Ltd.....................................  8,900  217,109
    Valqua, Ltd.................................................  4,400   94,405
    Value HR Co., Ltd...........................................    500   11,594
    ValueCommerce Co., Ltd......................................  3,700   93,770
*   V-Cube, Inc.................................................  3,100   14,494
*   Vector, Inc.................................................  7,000   83,341
    Vertex Corp.................................................  1,060   10,291
*   VIA Holdings, Inc...........................................  3,800   22,208
    VINX Corp...................................................  1,200   11,946
*   Vision, Inc.................................................  2,000   92,043
    VT Holdings Co., Ltd........................................ 19,500   78,692
    Wacom Co., Ltd.............................................. 37,900  153,260
    Waseda Academy Co., Ltd.....................................  2,200   14,376
    Watahan & Co., Ltd..........................................  1,000   21,434
    WATAMI Co., Ltd.............................................  5,600   78,390
    WDB Holdings Co., Ltd.......................................  1,600   47,535
    Weathernews, Inc............................................  1,500   45,558
    West Holdings Corp..........................................  3,500   46,535
    Will Group, Inc.............................................  2,700   27,617
    WIN-Partners Co., Ltd.......................................  3,900   42,642
    World Holdings Co., Ltd.....................................  1,900   32,305
    Wowow, Inc..................................................  1,300   33,687
#   Yakuodo Co., Ltd............................................  2,100   51,429
    YAMADA Consulting Group Co., Ltd............................  3,500   76,139
    Yamaichi Electronics Co., Ltd...............................  4,400   50,081
#   YA-MAN, Ltd.................................................  6,900   66,389
    Yamazen Corp................................................ 13,700  144,146
    Yaoko Co., Ltd..............................................    400   19,036

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
JAPAN -- (Continued)
#   Yasunaga Corp...............................................   1,900 $    30,046
    Yokogawa Bridge Holdings Corp...............................   2,700      43,934
#   Yokowo Co., Ltd.............................................   3,100      49,614
    Yomiuri Land Co., Ltd.......................................     500      19,733
    Yoshinoya Holdings Co., Ltd.................................   7,700     116,730
    Yossix Co., Ltd.............................................     600      15,670
    Yuasa Trading Co., Ltd......................................   1,099      31,351
#   Yume No Machi Souzou Iinkai Co., Ltd........................   3,600      54,011
#   Yumeshin Holdings Co., Ltd..................................  11,300      81,851
    Zenrin Co., Ltd.............................................   8,650     188,919
    ZIGExN Co., Ltd.............................................  15,000      78,307
                                                                         -----------
TOTAL JAPAN.....................................................          46,779,221
                                                                         -----------
NETHERLANDS -- (2.0%)
    Aalberts NV.................................................  14,656     576,638
#   AMG Advanced Metallurgical Group NV.........................   6,941     211,028
    Amsterdam Commodities NV....................................   2,286      52,113
*   Basic-Fit NV................................................   7,198     255,498
    BE Semiconductor Industries NV..............................  17,555     505,682
    Corbion NV..................................................  14,030     448,818
    Flow Traders................................................   8,338     238,949
    GrandVision NV..............................................  10,812     243,309
    IMCD NV.....................................................   9,603     776,443
    Nederland Apparatenfabriek..................................   1,191      66,463
*   OCI NV......................................................  10,070     292,472
#   PostNL NV...................................................  49,880     129,386
    TKH Group NV................................................   8,056     433,437
                                                                         -----------
TOTAL NETHERLANDS...............................................           4,230,236
                                                                         -----------
NEW ZEALAND -- (0.5%)
    Chorus, Ltd.................................................  49,271     197,196
    Freightways, Ltd............................................  28,653     162,866
    Hallenstein Glasson Holdings, Ltd...........................  11,405      37,560
    Mainfreight, Ltd............................................   6,331     148,054
    Restaurant Brands New Zealand, Ltd..........................   3,792      21,551
*   Synlait Milk, Ltd...........................................   9,844      69,541
    Tourism Holdings, Ltd.......................................  18,880      50,965
    Trade Me Group, Ltd.........................................  47,867     205,676
    Z Energy, Ltd...............................................  55,949     236,560
                                                                         -----------
TOTAL NEW ZEALAND...............................................           1,129,969
                                                                         -----------
NORWAY -- (1.0%)
    ABG Sundal Collier Holding ASA.............................. 115,530      57,647
    AF Gruppen ASA..............................................   8,315     148,091
    AKVA GROUP ASA..............................................   1,278      10,073
    Atea ASA....................................................  20,481     292,781
    Austevoll Seafood ASA.......................................   3,311      38,573
    Borregaard ASA..............................................  24,395     247,656
    Data Respons ASA............................................  12,959      46,604
    DNO ASA..................................................... 158,699     360,298
    Europris ASA................................................  46,338     144,806
    Grieg Seafood ASA...........................................  11,611     134,145
#   Norway Royal Salmon ASA.....................................   3,133      67,769
*   Norwegian Finans Holding ASA................................   6,947      57,242
    Scatec Solar ASA............................................  18,640     177,062
    Solon Eiendom ASA...........................................   3,821      17,404
    Spectrum ASA................................................   7,426      48,023

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
NORWAY -- (Continued)
    Veidekke ASA................................................  26,327 $  294,593
                                                                         ----------
TOTAL NORWAY....................................................          2,142,767
                                                                         ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA...............................................  17,945    140,694
    CTT-Correios de Portugal SA.................................  40,087    113,676
    Navigator Co. SA (The)......................................  25,027    110,664
    NOS SGPS SA.................................................  69,937    470,036
                                                                         ----------
TOTAL PORTUGAL..................................................            835,070
                                                                         ----------
SINGAPORE -- (0.7%)
    AEM Holdings, Ltd...........................................  45,200     37,957
#   Best World International, Ltd...............................  67,600     80,518
    Boustead Singapore, Ltd.....................................  31,700     18,766
    BreadTalk Group, Ltd........................................  21,200     13,175
    China Sunsine Chemical Holdings, Ltd........................  27,000     23,079
    CSE Global, Ltd............................................. 100,500     38,809
    Delfi, Ltd..................................................  46,100     45,830
#   First Resources, Ltd........................................ 124,200    167,085
    Food Empire Holdings, Ltd...................................  19,800      7,933
    Geo Energy Resources, Ltd...................................  83,500     10,753
    Health Management International, Ltd........................  52,961     20,857
    Hi-P International, Ltd.....................................  22,800     24,532
    iFAST Corp., Ltd............................................  38,300     31,524
    Japfa, Ltd..................................................  85,300     40,207
    Mandarin Oriental International, Ltd........................  24,400     47,107
*   mm2 Asia, Ltd............................................... 107,900     21,864
    Q&M Dental Group Singapore, Ltd.............................  40,500     14,143
#   Raffles Medical Group, Ltd.................................. 173,806    138,041
    Riverstone Holdings, Ltd....................................  63,400     47,965
    Sheng Siong Group, Ltd......................................  98,400     74,535
    Singapore Post, Ltd......................................... 299,600    229,030
#   StarHub, Ltd................................................ 126,400    144,144
    UMS Holdings, Ltd...........................................  49,750     26,755
    Valuetronics Holdings, Ltd..................................  45,430     22,883
    Vicom, Ltd..................................................   4,900     24,500
                                                                         ----------
TOTAL SINGAPORE.................................................          1,351,992
                                                                         ----------
SPAIN -- (2.2%)
*   Amper SA.................................................... 177,945     53,301
    Atresmedia Corp. de Medios de Comunicacion SA...............  17,001     91,828
#   Bolsas y Mercados Espanoles SHMSF SA........................  16,093    457,105
    Cellnex Telecom SA..........................................  26,474    815,507
    Cia de Distribucion Integral Logista Holdings SA............  11,747    278,696
    CIE Automotive SA...........................................  15,213    425,163
    Elecnor SA..................................................   3,887     51,550
*   Fomento de Construcciones y Contratas SA....................  14,270    174,978
*   Grupo Empresarial San Jose SA...............................   5,264     45,196
#*  Grupo Ezentis SA............................................  56,497     33,860
*   Indra Sistemas SA...........................................  25,407    299,641
*   Masmovil Ibercom SA.........................................  11,738    257,328
    Mediaset Espana Comunicacion SA.............................  26,601    206,294
    Prosegur Cia de Seguridad SA................................  46,866    243,870
    Vidrala SA..................................................   3,352    314,827
    Viscofan SA.................................................   7,149    430,085
    Zardoya Otis SA.............................................  42,030    339,713
                                                                         ----------
TOTAL SPAIN.....................................................          4,518,942
                                                                         ----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES  VALUE>>
                                                                 ------ ----------
SWEDEN -- (2.9%)
#   AddLife AB, Class B.........................................  5,178 $  138,914
    AddTech AB, Class B......................................... 14,812    360,270
    Avanza Bank Holding AB...................................... 27,623    221,249
    Beijer Alma AB..............................................  9,639    135,538
    Beijer Ref AB............................................... 15,712    332,368
    Bilia AB, Class A........................................... 19,888    170,678
    BioGaia AB, Class B.........................................  4,621    224,167
    Biotage AB.................................................. 14,547    197,411
    Concentric AB............................................... 10,124    162,340
    eWork Group AB..............................................  2,192     19,480
#   Fagerhult AB................................................ 11,404     97,407
    Fenix Outdoor International AG..............................  1,089    110,282
    Hiq International AB........................................  3,898      1,375
    HIQ International AB........................................  3,898     21,926
    HMS Networks AB.............................................  5,933    108,031
    Kindred Group P.L.C......................................... 59,946    523,493
    KNOW IT AB..................................................  4,265    100,504
    Lagercrantz Group AB, Class B............................... 15,403    187,632
    Loomis AB, Class B.......................................... 13,706    507,084
    Mycronic AB................................................. 13,519    189,801
    NetEnt AB................................................... 49,671    157,863
    Nobina AB................................................... 22,641    145,370
    Nolato AB, Class B..........................................  4,172    193,595
    OEM International AB, Class B...............................  2,771     62,664
*   Orexo AB....................................................  5,366     40,218
    Oriflame Holding AG.........................................  6,626    136,669
    Proact IT Group AB..........................................  2,175     57,980
*   RaySearch Laboratories AB...................................  5,136     65,267
    Scandi Standard AB..........................................  5,437     37,280
    Sectra AB, Class B..........................................  5,780    195,879
    Sintercast AB...............................................  1,223     16,870
    SkiStar AB.................................................. 10,441    126,266
#   Sweco AB, Class B...........................................  1,138     29,045
    Thule Group AB.............................................. 25,372    591,064
    Troax Group AB..............................................  3,821    136,851
    Vitrolife AB................................................ 15,088    317,642
                                                                        ----------
TOTAL SWEDEN....................................................         6,120,473
                                                                        ----------
SWITZERLAND -- (4.6%)
    APG SGA SA..................................................    378    108,215
    Ascom Holding AG............................................ 10,273    140,166
    Belimo Holding AG...........................................    117    614,670
    Bossard Holding AG, Class A.................................  1,650    269,043
    Bucher Industries AG........................................  1,094    371,086
    Burkhalter Holding AG.......................................  1,198     92,139
    Cembra Money Bank AG........................................  7,307    678,611
    Coltene Holding AG..........................................    965     95,132
    Daetwyler Holding AG........................................  1,602    248,405
    dormakaba Holding AG........................................    900    679,852
    Emmi AG.....................................................    458    404,070
    Forbo Holding AG............................................    336    539,805
    Georg Fischer AG............................................    719    699,279
    Gurit Holding AG............................................     21     22,657
#   Inficon Holding AG..........................................    551    309,808
    Interroll Holding AG........................................    191    416,802
    Kardex AG...................................................  1,838    285,658
#   Komax Holding AG............................................  1,048    240,600
    LEM Holding SA..............................................    118    161,468
    Logitech International SA...................................  1,236     48,434

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
SWITZERLAND -- (Continued)
    Mobilezone Holding AG.......................................  10,073 $   91,822
    Panalpina Welttransport Holding AG..........................   3,052    654,271
    Schaffner Holding AG........................................     127     29,461
    SFS Group AG................................................   4,622    426,887
    Siegfried Holding AG........................................   1,088    412,800
#   Sunrise Communications Group AG.............................   9,190    610,235
    VAT Group AG................................................   5,893    732,440
    VZ Holding AG...............................................     692    168,828
#   Ypsomed Holding AG..........................................     835    109,362
                                                                         ----------
TOTAL SWITZERLAND...............................................          9,662,006
                                                                         ----------
UNITED KINGDOM -- (18.0%)
    4imprint Group P.L.C........................................   6,054    211,479
    888 Holdings P.L.C..........................................  57,126    107,748
    A.G. Barr P.L.C.............................................  26,775    297,273
    Air Partner P.L.C...........................................   7,145      8,447
    Ashmore Group P.L.C.........................................  79,233    475,398
*   ASOS P.L.C..................................................   6,488    332,705
    Auto Trader Group P.L.C..................................... 191,532  1,415,874
    Avon Rubber P.L.C...........................................   7,897    152,011
    B&M European Value Retail SA................................ 199,513  1,028,544
    Bodycote P.L.C..............................................  29,416    329,557
*   Boohoo Group P.L.C.......................................... 173,806    558,937
    Brewin Dolphin Holdings P.L.C...............................  70,084    299,817
    Britvic P.L.C...............................................  62,876    750,609
    Burford Capital, Ltd........................................  30,780    658,597
*   Capita P.L.C................................................  52,512     87,539
    Card Factory P.L.C..........................................  67,542    180,755
    City of London Investment Group P.L.C.......................   3,921     21,290
    Clipper Logistics P.L.C.....................................  14,003     52,759
    Computacenter P.L.C.........................................  15,630    246,296
    Connect Group P.L.C.........................................  39,116     19,671
    Costain Group P.L.C.........................................  17,461     73,251
    Cranswick P.L.C.............................................  11,383    430,724
    Devro P.L.C.................................................  12,364     32,067
    Dignity P.L.C...............................................  11,301    105,036
    Diploma P.L.C...............................................  26,636    557,029
    Domino's Pizza Group P.L.C.................................. 113,545    397,100
    Dunelm Group P.L.C..........................................  23,513    262,393
    Electrocomponents P.L.C.....................................  93,087    784,940
    EMIS Group P.L.C............................................  13,225    193,046
    Entertainment One, Ltd......................................  82,597    514,460
    FDM Group Holdings P.L.C....................................  18,865    240,872
    Ferrexpo P.L.C..............................................  67,614    183,163
    Fevertree Drinks P.L.C......................................  20,796    855,061
*   Findel P.L.C................................................   9,958     22,366
    Forterra P.L.C..............................................  46,952    191,166
*   Frontier Developments PLC...................................   1,302     16,630
    G4S P.L.C................................................... 339,949    960,801
    Games Workshop Group P.L.C..................................   7,924    430,474
    Gamma Communications P.L.C..................................   6,365     91,596
    Go-Ahead Group P.L.C. (The).................................  10,406    263,482
    Gocompare.Com Group P.L.C...................................  11,694     13,433
    Greggs P.L.C................................................  23,340    548,137
    Hastings Group Holdings P.L.C...............................  64,065    159,671
    Hays P.L.C.................................................. 323,616    641,560
    Hikma Pharmaceuticals P.L.C.................................  20,353    469,665
    Hill & Smith Holdings P.L.C.................................  17,981    299,180
    Hilton Food Group P.L.C.....................................  16,414    217,872

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                 SHARES   VALUE>>
                                                                 ------- ----------
UNITED KINGDOM -- (Continued)
    Hollywood Bowl Group P.L.C..................................  32,315 $  101,002
    HomeServe P.L.C.............................................  70,694  1,001,961
    Howden Joinery Group P.L.C.................................. 144,864    962,026
    Ibstock P.L.C...............................................  35,880    122,290
    IG Group Holdings P.L.C.....................................  79,108    526,242
    IMI P.L.C...................................................  63,232    868,402
    Inmarsat P.L.C..............................................  67,643    482,216
    Integrated Diagnostics Holdings P.L.C.......................   4,075     19,813
    iomart Group P.L.C..........................................  15,321     69,664
    IWG P.L.C................................................... 123,088    546,597
    J D Wetherspoon P.L.C.......................................  17,187    306,776
    James Fisher & Sons P.L.C...................................  11,044    284,646
    James Halstead P.L.C........................................  10,593     70,506
    JD Sports Fashion P.L.C.....................................  79,590    654,245
    John Menzies P.L.C..........................................  16,505    105,517
    Johnson Service Group P.L.C.................................  57,379    113,816
    Joules Group P.L.C..........................................   4,614     16,646
    Jupiter Fund Management P.L.C...............................  94,616    464,313
    Kainos Group P.L.C..........................................  14,777    101,904
    KAZ Minerals P.L.C..........................................  41,405    351,089
    KCOM Group P.L.C............................................ 117,054    149,382
    Liontrust Asset Management P.L.C............................   6,056     53,617
    LSL Property Services P.L.C.................................   2,824      9,820
    Marshalls P.L.C.............................................  48,408    407,448
    McBride P.L.C...............................................  46,298     64,848
    McBride P.L.C............................................... 694,470        906
    Merlin Entertainments P.L.C................................. 162,617    777,649
    Midwich Group P.L.C.........................................   5,428     42,710
    Mitie Group P.L.C...........................................  90,044    154,119
    Moneysupermarket.com Group P.L.C............................ 124,537    591,538
    Morgan Advanced Materials P.L.C.............................  57,923    210,951
    Morses Club P.L.C...........................................   6,091     14,059
    Mortgage Advice Bureau Holdings, Ltd........................   4,572     34,587
    Motorpoint group P.L.C......................................  10,596     25,456
    Next Fifteen Communications Group P.L.C.....................  13,722    104,616
    Nichols P.L.C...............................................   3,219     75,043
    On the Beach Group P.L.C....................................  28,665    171,045
    Oxford Instruments P.L.C....................................  13,510    204,744
    Pagegroup P.L.C.............................................  76,459    537,525
    Park Group P.L.C............................................  35,827     32,293
    PayPoint P.L.C..............................................  15,890    208,926
    Petrofac, Ltd...............................................  57,641    332,764
    Photo-Me International P.L.C................................  62,058     73,781
    Polar Capital Holdings P.L.C................................  12,832     98,462
    Polypipe Group P.L.C........................................  46,563    266,965
    Premier Asset Management Group P.L.C........................  13,716     37,976
    Redde P.L.C.................................................  57,142     89,840
    Renew Holdings P.L.C........................................   9,198     46,854
    Renishaw P.L.C..............................................   8,632    509,762
    Restaurant Group P.L.C. (The)...............................  98,019    184,345
    Rhi Magnesita NV............................................   2,062    133,635
    Ricardo P.L.C...............................................   4,257     42,747
    Rightmove P.L.C............................................. 119,452    844,657
    River & Mercantile Group P.L.C..............................   6,028     20,239
    RM P.L.C....................................................  12,391     37,245
    Robert Walters P.L.C........................................  14,183    109,160
    Rotork P.L.C................................................ 205,807    839,430
    Savills P.L.C...............................................  32,628    384,611
#   Scapa Group P.L.C...........................................  25,527    131,902

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                                    SHARES    VALUE>>
                                                                    ------- ------------
UNITED KINGDOM -- (Continued)
       Softcat P.L.C...............................................  28,064 $    332,652
       SSP Group P.L.C............................................. 103,436      940,171
       Staffline Group P.L.C.......................................   3,672       42,261
       Stagecoach Group P.L.C...................................... 105,708      181,683
       SThree P.L.C................................................  27,763      109,190
       Synthomer P.L.C.............................................  52,403      286,973
       T Clarke P.L.C..............................................  14,286       23,901
#      TalkTalk Telecom Group P.L.C................................ 177,396      287,422
       Tarsus Group P.L.C..........................................  25,064      103,127
       Tate & Lyle P.L.C........................................... 107,417    1,076,617
       Ted Baker P.L.C.............................................   6,556      137,911
       Telecom Plus P.L.C..........................................  14,634      269,614
       Topps Tiles P.L.C...........................................  24,408       23,991
       Ultra Electronics Holdings P.L.C............................  11,722      243,814
       Victrex P.L.C...............................................  19,177      610,004
       Vitec Group P.L.C. (The)....................................   8,661      131,054
       Vp P.L.C....................................................   4,400       45,603
       Watkin Jones P.L.C..........................................  34,434      100,384
       WH Smith P.L.C..............................................  25,796      690,152
       William Hill P.L.C.......................................... 122,464      257,261
       Wilmington PL.C.............................................   4,671       12,193
       XP Power, Ltd...............................................   3,182      111,430
                                                                            ------------
TOTAL UNITED KINGDOM...............................................           37,433,217
                                                                            ------------
TOTAL COMMON STOCKS................................................          197,037,905
                                                                            ------------
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
       Fuchs Petrolub SE...........................................     272       11,860
       Jungheinrich AG.............................................   7,385      257,693
       Sixt SE.....................................................   4,345      333,819
       Villeroy & Boch AG..........................................   1,484       24,159
                                                                            ------------
TOTAL GERMANY......................................................              627,531
                                                                            ------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*      Amaysim Australia, Ltd. Rights 03/25/19.....................  14,840            0
                                                                            ------------
TOTAL INVESTMENT SECURITIES........................................          197,665,436
                                                                            ------------

                                                                              VALUE+
                                                                            ------------
SECURITIES LENDING COLLATERAL -- (5.2%)
@ (S)  The DFA Short Term Investment Fund.......................... 932,647   10,791,660
                                                                            ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $188,073,015)..............................................         $208,457,096
                                                                            ============

Summary of the Portfolio's investments as of April 30, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------
                                              LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                              -------  ----------- ------- -----------
Common Stocks
   Australia.................................   --     $13,570,308   --    $13,570,308
   Austria...................................   --       2,080,927   --      2,080,927
   Belgium...................................   --       2,866,532   --      2,866,532

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


                                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
                                              ---------------- ---------------- ---------------- --------------
   Canada....................................   $17,517,840                --               --    $ 17,517,840
   China.....................................            --      $     11,431               --          11,431
   Denmark...................................            --         3,929,448               --       3,929,448
   Finland...................................            --         4,473,363               --       4,473,363
   France....................................            --         8,761,409               --       8,761,409
   Germany...................................            --        13,949,447               --      13,949,447
   Hong Kong.................................            --         4,872,135               --       4,872,135
   Ireland...................................            --           531,116               --         531,116
   Israel....................................            --         2,039,526               --       2,039,526
   Italy.....................................            --         8,230,530               --       8,230,530
   Japan.....................................            --        46,779,221               --      46,779,221
   Netherlands...............................            --         4,230,236               --       4,230,236
   New Zealand...............................            --         1,129,969               --       1,129,969
   Norway....................................            --         2,142,767               --       2,142,767
   Portugal..................................            --           835,070               --         835,070
   Singapore.................................            --         1,351,992               --       1,351,992
   Spain.....................................            --         4,518,942               --       4,518,942
   Sweden....................................            --         6,120,473               --       6,120,473
   Switzerland...............................            --         9,662,006               --       9,662,006
   United Kingdom............................            --        37,433,217               --      37,433,217
Preferred Stocks
   Germany...................................            --           627,531               --         627,531
Securities Lending Collateral................            --        10,791,660               --      10,791,660
                                                -----------      ------------    -------------    ------------
TOTAL........................................   $17,517,840      $190,939,256               --    $208,457,096
                                                ===========      ============    =============    ============

                See accompanying Notes to Financial Statements.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.EXHIBITS.

      (a)(1)  This item is not applicable.

      (a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

      (a)(3)  This item is not applicable.

      (b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:    /s/ David P. Butler
       ------------------------------
       David P. Butler
       Co-Chief Executive Officer

Date:  July 5, 2019

By:    /s/ Gerard K. O'Reilly
       ------------------------------
       Gerard K. O'Reilly
       Co-Chief Executive Officer and
       Chief Investment Officer

Date:  July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ David P. Butler
       ------------------------------------
       David P. Butler
       Co-Principal Executive Officer
       DFA Investment Dimensions Group Inc.

Date:  July 5, 2019

By:    /s/ Gerard K. O'Reilly
       ------------------------------------
       Gerard K. O'Reilly
       Co-Principal Executive Officer
       DFA Investment Dimensions Group Inc.

Date:  July 5, 2019

By:    /s/ Gregory K. Hinkle
       ------------------------------------
       Gregory K. Hinkle
       Principal Financial Officer
       DFA Investment Dimensions Group Inc.

Date:  July 5, 2019